================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                  FORM N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-3258

                               -----------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -----------------

              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                               -----------------

          CATHERINE L. NEWELL, ESQUIRE, PRESIDENT AND GENERAL COUNSEL
                     DFA INVESTMENT DIMENSIONS GROUP INC.,
              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 512-306-7400

                      DATE OF FISCAL YEAR END: OCTOBER 31

                  DATE OF REPORTING PERIOD: OCTOBER 31, 2018

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                               LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

--------------------------------------------------------------------------------
ENHANCED U.S. LARGE COMPANY PORTFOLIO

U.S. LARGE CAP EQUITY PORTFOLIO

U.S. LARGE CAP VALUE PORTFOLIO

U.S. TARGETED VALUE PORTFOLIO

U.S. SMALL CAP VALUE PORTFOLIO

U.S. CORE EQUITY 1 PORTFOLIO

U.S. CORE EQUITY 2 PORTFOLIO

U.S. VECTOR EQUITY PORTFOLIO

U.S. SMALL CAP PORTFOLIO

U.S. MICRO CAP PORTFOLIO

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

DFA REAL ESTATE SECURITIES PORTFOLIO

LARGE CAP INTERNATIONAL PORTFOLIO

INTERNATIONAL CORE EQUITY PORTFOLIO

INTERNATIONAL SMALL COMPANY PORTFOLIO

GLOBAL SMALL COMPANY PORTFOLIO

JAPANESE SMALL COMPANY PORTFOLIO

ASIA PACIFIC SMALL COMPANY PORTFOLIO

UNITED KINGDOM SMALL COMPANY
PORTFOLIO

CONTINENTAL SMALL COMPANY PORTFOLIO

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

DFA GLOBAL REAL ESTATE SECURITIES
PORTFOLIO

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

INTERNATIONAL VECTOR EQUITY PORTFOLIO

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

WORLD EX U.S. VALUE PORTFOLIO

WORLD EX U.S. TARGETED VALUE PORTFOLIO

WORLD EX U.S. CORE EQUITY PORTFOLIO

WORLD CORE EQUITY PORTFOLIO

SELECTIVELY HEDGED GLOBAL EQUITY
PORTFOLIO

EMERGING MARKETS PORTFOLIO

EMERGING MARKETS SMALL CAP PORTFOLIO

EMERGING MARKETS VALUE PORTFOLIO

EMERGING MARKETS CORE EQUITY PORTFOLIO

DFA COMMODITY STRATEGY PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.

--------------------------------------------------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO

U.S. LARGE COMPANY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY

--------------------------------------------------------------------------------

THE U.S. LARGE CAP VALUE SERIES

THE DFA INTERNATIONAL VALUE SERIES

THE JAPANESE SMALL COMPANY SERIES

THE ASIA PACIFIC SMALL COMPANY SERIES

THE UNITED KINGDOM SMALL COMPANY SERIES

THE CONTINENTAL SMALL COMPANY SERIES

THE CANADIAN SMALL COMPANY SERIES

THE EMERGING MARKETS SERIES

THE EMERGING MARKETS SMALL CAP SERIES

DIMENSIONAL EMERGING MARKETS VALUE FUND

--------------------------------------------------------------------------------

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

/s/ David Butler                       /s/ Gerard O'Reilly

DAVID BUTLER                           GERARD O'REILLY

Co-Chief Executive Officer             Co-Chief Executive Officer and

                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..........................................................   2
DFA INVESTMENT DIMENSIONS GROUP INC.
   Performance Charts...............................................................................   3
   Management's Discussion and Analysis.............................................................  22
   Disclosure of Fund Expenses......................................................................  35
   Disclosure of Portfolio Holdings.................................................................  40
   Schedules of Investments/Summary Schedules of Portfolio Holdings
       Enhanced U.S. Large Company Portfolio........................................................  43
       U.S. Large Cap Equity Portfolio..............................................................  48
       U.S. Large Cap Value Portfolio...............................................................  51
       U.S. Targeted Value Portfolio................................................................  52
       U.S. Small Cap Value Portfolio...............................................................  56
       U.S. Core Equity 1 Portfolio.................................................................  59
       U.S. Core Equity 2 Portfolio.................................................................  62
       U.S. Vector Equity Portfolio.................................................................  65
       U.S. Small Cap Portfolio.....................................................................  68
       U.S. Micro Cap Portfolio.....................................................................  72
       U.S. High Relative Profitability Portfolio...................................................  75
       DFA Real Estate Securities Portfolio.........................................................  78
       Large Cap International Portfolio............................................................  80
       International Core Equity Portfolio..........................................................  84
       International Small Company Portfolio........................................................  88
       Global Small Company Portfolio...............................................................  89
       Japanese Small Company Portfolio.............................................................  90
       Asia Pacific Small Company Portfolio.........................................................  91
       United Kingdom Small Company Portfolio.......................................................  92
       Continental Small Company Portfolio..........................................................  93
       DFA International Real Estate Securities Portfolio...........................................  94
       DFA Global Real Estate Securities Portfolio..................................................  98
       DFA International Small Cap Value Portfolio.................................................. 100
       International Vector Equity Portfolio........................................................ 104
       International High Relative Profitability Portfolio.......................................... 108
       World ex U.S. Value Portfolio................................................................ 112
       World ex U.S. Targeted Value Portfolio....................................................... 113
       World ex U.S. Core Equity Portfolio.......................................................... 118
       World Core Equity Portfolio.................................................................. 124
       Selectively Hedged Global Equity Portfolio................................................... 125
       Emerging Markets Portfolio................................................................... 127
       Emerging Markets Small Cap Portfolio......................................................... 128
       Emerging Markets Value Portfolio............................................................. 129
       Emerging Markets Core Equity Portfolio....................................................... 130
   Statements of Assets and Liabilities............................................................. 135
   Statements of Operations......................................................................... 143
   Statements of Changes in Net Assets.............................................................. 151
   Financial Highlights............................................................................. 163
   Notes to Financial Statements.................................................................... 185
   Report of Independent Registered Public Accounting Firm.......................................... 226
   Section 19(a) Notice............................................................................. 228
DFA INVESTMENT DIMENSIONS GROUP INC. - DFA COMMODITY STRATEGY PORTFOLIO
   Performance Charts............................................................................... 229
   Management's Discussion and Analysis............................................................. 230
   Consolidated Disclosure of Fund Expenses......................................................... 231

TABLE OF CONTENTS

CONTINUED


                                                                                                     PAGE
                                                                                                     ----
   Consolidated Disclosure of Portfolio Holdings.................................................... 233
   Consolidated Schedule of Investments............................................................. 234
   Consolidated Statement of Assets and Liabilities................................................. 248
   Consolidated Statement of Operations............................................................. 249
   Consolidated Statement of Changes in Net Assets.................................................. 250
   Consolidated Financial Highlights................................................................ 251
   Consolidated Notes to Financial Statements....................................................... 252
   Report of Independent Registered Public Accounting Firm.......................................... 266
DIMENSIONAL INVESTMENT GROUP INC.
   Performance Charts............................................................................... 267
   Management's Discussion and Analysis............................................................. 269
   Disclosure of Fund Expenses...................................................................... 272
   Disclosure of Portfolio Holdings................................................................. 274
   Schedule of Investments/Summary Schedule of Portfolio Holdings
       DFA International Value Portfolio............................................................ 275
       U.S. Large Company Portfolio................................................................. 276
   Statements of Assets and Liabilities............................................................. 279
   Statements of Operations......................................................................... 280
   Statements of Changes in Net Assets.............................................................. 281
   Financial Highlights............................................................................. 282
   Notes to Financial Statements.................................................................... 285
   Report of Independent Registered Public Accounting Firm.......................................... 296
THE DFA INVESTMENT TRUST COMPANY
   Performance Charts............................................................................... 297
   Management's Discussion and Analysis............................................................. 302
   Disclosure of Fund Expenses...................................................................... 307
   Disclosure of Portfolio Holdings................................................................. 309
   Summary Schedules of Portfolio Holdings
       The U.S. Large Cap Value Series.............................................................. 311
       The DFA International Value Series........................................................... 314
       The Japanese Small Company Series............................................................ 318
       The Asia Pacific Small Company Series........................................................ 321
       The United Kingdom Small Company Series...................................................... 323
       The Continental Small Company Series......................................................... 326
       The Canadian Small Company Series............................................................ 330
       The Emerging Markets Series.................................................................. 333
       The Emerging Markets Small Cap Series........................................................ 337
   Statements of Assets and Liabilities............................................................. 341
   Statements of Operations......................................................................... 343
   Statements of Changes in Net Assets.............................................................. 345
   Financial Highlights............................................................................. 348
   Notes to Financial Statements.................................................................... 357
   Report of Independent Registered Public Accounting Firm.......................................... 371
DIMENSIONAL EMERGING MARKETS VALUE FUND
   Performance Charts............................................................................... 372
   Management Discussion............................................................................ 373
   Disclosure of Fund Expenses...................................................................... 375
   Disclosure of Portfolio Holdings................................................................. 377
   Summary Schedules of Portfolio Holdings
       Dimensional Emerging Markets Value Fund...................................................... 378
   Statement of Assets and Liabilities.............................................................. 382
   Statement of Operations.......................................................................... 383

TABLE OF CONTENTS

CONTINUED

                                                                                                     PAGE
                                                                                                     ----
   Statements of Changes in Net Assets.............................................................. 384
   Financial Highlights............................................................................. 385
   Notes to Financial Statements.................................................................... 386
   Report of Independent Registered Public Accounting Firm.......................................... 395
FUND MANAGEMENT..................................................................................... 396
   Board of Independent Directors or Trustees Table................................................. 397
VOTING PROXIES ON FUND PORTFOLIO SECURITIES......................................................... 403
NOTICE TO SHAREHOLDERS.............................................................................. 404

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations

  P.L.C.                 Public Limited Company
  SA                     Special Assessment
  ADR                    American Depositary Receipt
  REIT                   Real Estate Investment Trust
  GDR                    Global Depositary Receipt
  CAD                    Canadian Dollars
  SEK                    Swedish Krona
  USD                    United States Dollar
  AUD                    Australian Dollars
  CHF                    Swiss Franc
  DKK                    Danish Krone
  EUR                    Euro
  GBP                    British Pounds
  HKD                    Hong Kong Dollar
  ILS                    Israeli New Shekel
  JPY                    Japanese Yen
  NOK                    Norwegian Krone
  NZD                    New Zealand Dollars
  SGD                    Singapore Dollars

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Investment Footnotes

  ^                            Denominated in USD, unless otherwise
                               noted.
  +                            See Note B to Financial Statements.
  W                            Rule 144A or Section 4(2) security
                               that is restricted as to resale to
                               institutional investors. The Fund's
                               Advisor deemed this security to be
                               liquid based upon procedures approved
                               by the Board of Trustees.
  #                            Total or Partial Securities on Loan.
                               Security pledged as collateral for
  (double left angle quote)    Futures Contracts.
  @                            Security purchased with cash proceeds
                               from Securities on Loan.
  (S)                          Affiliated Fund.
  ++                           Calculated as a percentage of total
                               net assets. Percentages shown
                               parenthetically next to the category
                               headings have been calculated as a
                               percentage of total investments.
                               "Other Securities" are those
                               securities that are not among the top
                               50 holdings in unaffiliated issuers
                               of the Fund or do not represent more
                               than 1.0% of the net assets of the
                               Fund. Some of the individual
                               securities within this category may
                               include Total or Partial Securities
                               on Loan and/or Non-Income Producing
                               Securities.
  *                            Non-Income Producing Securities.
                               Securities that have generally been
  (double right angle quote)   fair value factored. See Note B to
                               Financial Statements.
  ~                            Security pledged as collateral for
                               Swap Agreements.

FINANCIAL HIGHLIGHTS
--------------------

  (A)                    Computed using average shares
                         outstanding.
  (B) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
  (C)                    Non-Annualized
  (D)                    Annualized
  (E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  --                     Amounts designated as -- are either
                         zero or rounded to zero.
  SEC                    Securities and Exchange Commission
  (a)                    Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
ENHANCED U.S. LARGE COMPANY PORTFOLIO VS.
S&P 500(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                   Enhanced U.S. Large Company
                           Portfolio                    S&P 500/R/ Index
                ---------------------------------      ------------------
10/31/2008                  $10,000                         $10,000
11/30/2008                    9,320                           9,283
12/31/2008                    9,429                           9,381
1/31/2009                     8,639                           8,591
2/28/2009                     7,695                           7,676
3/31/2009                     8,395                           8,348
4/30/2009                     9,223                           9,147
5/31/2009                     9,774                           9,659
6/30/2009                     9,809                           9,678
7/31/2009                    10,585                          10,410
8/31/2009                    10,998                          10,786
9/30/2009                    11,431                          11,188
10/31/2009                   11,223                          10,980
11/30/2009                   11,933                          11,639
12/31/2009                   12,138                          11,864
1/31/2010                    11,721                          11,437
2/28/2010                    12,103                          11,791
3/31/2010                    12,816                          12,503
4/30/2010                    13,025                          12,700
5/31/2010                    11,999                          11,686
6/30/2010                    11,382                          11,074
7/31/2010                    12,185                          11,850
8/31/2010                    11,644                          11,315
9/30/2010                    12,686                          12,325
10/31/2010                   13,175                          12,794
11/30/2010                   13,158                          12,796
12/31/2010                   14,039                          13,651
1/31/2011                    14,389                          13,975
2/28/2011                    14,862                          14,453
3/31/2011                    14,862                          14,459
4/30/2011                    15,335                          14,887
5/31/2011                    15,195                          14,719
6/30/2011                    14,932                          14,473
7/31/2011                    14,652                          14,179
8/31/2011                    13,846                          13,409
9/30/2011                    12,864                          12,466
10/31/2011                   14,284                          13,829
11/30/2011                   14,196                          13,798
12/31/2011                   14,355                          13,939
1/31/2012                    15,028                          14,564
2/29/2012                    15,684                          15,194
3/31/2012                    16,215                          15,694
4/30/2012                    16,127                          15,595
5/31/2012                    15,152                          14,658
6/30/2012                    15,788                          15,262
7/31/2012                    16,055                          15,474
8/31/2012                    16,428                          15,822
9/30/2012                    16,850                          16,231
10/31/2012                   16,547                          15,932
11/30/2012                   16,654                          16,024
12/31/2012                   16,790                          16,170
1/31/2013                    17,650                          17,008
2/28/2013                    17,901                          17,239
3/31/2013                    18,563                          17,885
4/30/2013                    18,922                          18,230
5/31/2013                    19,352                          18,656
6/30/2013                    19,055                          18,406
7/31/2013                    20,061                          19,342
8/31/2013                    19,468                          18,782
9/30/2013                    20,079                          19,371
10/31/2013                   21,013                          20,261
11/30/2013                   21,659                          20,879
12/31/2013                   22,181                          21,407
1/31/2014                    21,444                          20,667
2/28/2014                    22,415                          21,613
3/31/2014                    22,588                          21,794
4/30/2014                    22,768                          21,955
5/31/2014                    23,326                          22,471
6/30/2014                    23,774                          22,935
7/31/2014                    23,432                          22,619
8/31/2014                    24,388                          23,523
9/30/2014                    24,027                          23,194
10/31/2014                   24,622                          23,760
11/30/2014                   25,326                          24,399
12/31/2014                   25,185                          24,338
1/31/2015                    24,504                          23,607
2/28/2015                    25,867                          24,964
3/31/2015                    25,495                          24,569
4/30/2015                    25,722                          24,805
5/31/2015                    26,073                          25,124
6/30/2015                    25,522                          24,637
7/31/2015                    26,080                          25,154
8/31/2015                    24,448                          23,636
9/30/2015                    23,869                          23,051
10/31/2015                   25,915                          24,996
11/30/2015                   25,956                          25,070
12/31/2015                   25,457                          24,674
1/31/2016                    24,241                          23,450
2/29/2016                    24,241                          23,418
3/31/2016                    25,967                          25,007
4/30/2016                    26,099                          25,104
5/31/2016                    26,542                          25,555
6/30/2016                    26,662                          25,621
7/31/2016                    27,660                          26,566
8/31/2016                    27,660                          26,603
9/30/2016                    27,658                          26,608
10/31/2016                   27,147                          26,123
11/30/2016                   28,102                          27,090
12/31/2016                   28,664                          27,625
1/31/2017                    29,214                          28,149
2/28/2017                    30,358                          29,267
3/31/2017                    30,420                          29,301
4/30/2017                    30,765                          29,602
5/31/2017                    31,224                          30,019
6/30/2017                    31,383                          30,206
7/31/2017                    32,097                          30,827
8/31/2017                    32,190                          30,922
9/30/2017                    32,772                          31,560
10/31/2017                   33,533                          32,296
11/30/2017                   34,479                          33,286
12/31/2017                   34,810                          33,657
1/31/2018                    36,693                          35,584
2/28/2018                    35,240                          34,272
3/31/2018                    34,288                          33,401
4/30/2018                    34,342                          33,529
5/31/2018                    35,230                          34,337
6/30/2018                    35,393                          34,548
7/31/2018                    36,692                          35,834
8/31/2018                    37,937                          37,001
9/30/2018                    38,108                          37,212
10/31/2018                   35,417                          34,668



AVERAGE ANNUAL                        ONE       FIVE        TEN
TOTAL RETURN                          YEAR      YEARS      YEARS
--------------                      --------  ---------  ---------
                                        5.62%     11.01%     13.48%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2018 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. LARGE CAP EQUITY PORTFOLIO VS.
RUSSELL 1000(R) INDEX
JUNE 25, 2013-OCTOBER 31, 2018

                               [CHART]


                      U.S. Large Cap
                     Equity Portfolio        Russell 1000/R/ Index
                    ------------------       ---------------------
6/25/2013                    $10,000                 $10,000
6/30/2013                     10,020                  10,130
7/31/2013                     10,550                  10,672
8/31/2013                     10,270                  10,378
9/30/2013                     10,630                  10,740
10/31/2013                    11,101                  11,213
11/30/2013                    11,452                  11,527
12/31/2013                    11,757                  11,838
1/31/2014                     11,333                  11,460
2/28/2014                     11,878                  12,004
3/31/2014                     11,985                  12,080
4/30/2014                     12,046                  12,137
5/31/2014                     12,319                  12,416
6/30/2014                     12,623                  12,699
7/31/2014                     12,410                  12,493
8/31/2014                     12,928                  13,010
9/30/2014                     12,654                  12,781
10/31/2014                    12,899                  13,094
11/30/2014                    13,205                  13,437
12/31/2014                    13,175                  13,405
1/31/2015                     12,775                  13,037
2/28/2015                     13,555                  13,790
3/31/2015                     13,391                  13,619
4/30/2015                     13,463                  13,715
5/31/2015                     13,659                  13,895
6/30/2015                     13,399                  13,634
7/31/2015                     13,564                  13,897
8/31/2015                     12,768                  13,061
9/30/2015                     12,374                  12,703
10/31/2015                    13,350                  13,731
11/30/2015                    13,391                  13,776
12/31/2015                    13,081                  13,528
1/31/2016                     12,350                  12,800
2/29/2016                     12,412                  12,796
3/31/2016                     13,260                  13,687
4/30/2016                     13,302                  13,762
5/31/2016                     13,522                  14,003
6/30/2016                     13,491                  14,034
7/31/2016                     14,029                  14,569
8/31/2016                     14,071                  14,588
9/30/2016                     14,104                  14,600
10/31/2016                    13,818                  14,315
11/30/2016                    14,495                  14,879
12/31/2016                    14,746                  15,159
1/31/2017                     15,065                  15,464
2/28/2017                     15,608                  16,062
3/31/2017                     15,614                  16,073
4/30/2017                     15,763                  16,242
5/31/2017                     15,913                  16,450
6/30/2017                     16,044                  16,565
7/31/2017                     16,355                  16,893
8/31/2017                     16,377                  16,946
9/30/2017                     16,779                  17,306
10/31/2017                    17,156                  17,703
11/30/2017                    17,748                  18,243
12/31/2017                    18,002                  18,447
1/31/2018                     19,019                  19,459
2/28/2018                     18,316                  18,745
3/31/2018                     17,896                  18,319
4/30/2018                     17,918                  18,382
5/31/2018                     18,341                  18,851
6/30/2018                     18,426                  18,973
7/31/2018                     19,080                  19,627
8/31/2018                     19,701                  20,304
9/30/2018                     19,770                  20,381
10/31/2018                    18,326                  18,939

AVERAGE ANNUAL                        ONE       FIVE        TEN
TOTAL RETURN                          YEAR      YEARS      YEARS
--------------                      --------  ---------  ---------
                                        6.82%     10.54%     11.99%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. LARGE CAP VALUE PORTFOLIO VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                U.S. Large Cap Value Portfolio    Russell 1000/R/ Value Index
               --------------------------------   ---------------------------
10/31/2008                      $10,000                        $10,000
11/30/2008                        9,019                          9,283
12/31/2008                        9,312                          9,412
1/31/2009                         8,208                          8,330
2/28/2009                         7,055                          7,217
3/31/2009                         7,749                          7,834
4/30/2009                         9,003                          8,673
5/31/2009                         9,693                          9,210
6/30/2009                         9,576                          9,142
7/31/2009                        10,478                          9,890
8/31/2009                        11,190                         10,407
9/30/2009                        11,678                         10,809
10/31/2009                       11,176                         10,478
11/30/2009                       11,805                         11,069
12/31/2009                       12,123                         11,265
1/31/2010                        11,839                         10,948
2/28/2010                        12,350                         11,294
3/31/2010                        13,314                         12,029
4/30/2010                        13,734                         12,340
5/31/2010                        12,559                         11,326
6/30/2010                        11,609                         10,688
7/31/2010                        12,517                         11,412
8/31/2010                        11,752                         10,924
9/30/2010                        12,904                         11,771
10/31/2010                       13,379                         12,124
11/30/2010                       13,278                         12,060
12/31/2010                       14,569                         13,012
1/31/2011                        15,039                         13,306
2/28/2011                        15,850                         13,797
3/31/2011                        15,922                         13,852
4/30/2011                        16,322                         14,220
5/31/2011                        16,089                         14,070
6/30/2011                        15,797                         13,782
7/31/2011                        15,076                         13,325
8/31/2011                        13,800                         12,493
9/30/2011                        12,406                         11,549
10/31/2011                       14,119                         12,871
11/30/2011                       14,002                         12,804
12/31/2011                       14,112                         13,063
1/31/2012                        14,812                         13,557
2/29/2012                        15,667                         14,097
3/31/2012                        15,954                         14,515
4/30/2012                        15,622                         14,367
5/31/2012                        14,512                         13,524
6/30/2012                        15,291                         14,196
7/31/2012                        15,439                         14,343
8/31/2012                        16,049                         14,654
9/30/2012                        16,635                         15,119
10/31/2012                       16,680                         15,045
11/30/2012                       16,717                         15,039
12/31/2012                       17,223                         15,350
1/31/2013                        18,419                         16,347
2/28/2013                        18,652                         16,582
3/31/2013                        19,549                         17,239
4/30/2013                        19,745                         17,499
5/31/2013                        20,560                         17,949
6/30/2013                        20,323                         17,790
7/31/2013                        21,542                         18,751
8/31/2013                        20,899                         18,040
9/30/2013                        21,516                         18,492
10/31/2013                       22,604                         19,301
11/30/2013                       23,547                         19,840
12/31/2013                       24,169                         20,342
1/31/2014                        23,213                         19,620
2/28/2014                        23,993                         20,468
3/31/2014                        24,555                         20,957
4/30/2014                        24,716                         21,156
5/31/2014                        25,253                         21,466
6/30/2014                        25,941                         22,027
7/31/2014                        25,748                         21,651
8/31/2014                        26,565                         22,447
9/30/2014                        25,903                         21,984
10/31/2014                       26,104                         22,478
11/30/2014                       26,406                         22,938
12/31/2014                       26,601                         23,079
1/31/2015                        25,279                         22,156
2/28/2015                        27,063                         23,228
3/31/2015                        26,544                         22,912
4/30/2015                        27,086                         23,126
5/31/2015                        27,377                         23,404
6/30/2015                        26,934                         22,937
7/31/2015                        26,863                         23,038
8/31/2015                        25,229                         21,666
9/30/2015                        24,414                         21,012
10/31/2015                       26,406                         22,597
11/30/2015                       26,501                         22,683
12/31/2015                       25,672                         22,196
1/31/2016                        23,923                         21,049
2/29/2016                        23,964                         21,043
3/31/2016                        25,704                         22,559
4/30/2016                        26,400                         23,033
5/31/2016                        26,752                         23,391
6/30/2016                        26,724                         23,593
7/31/2016                        27,642                         24,278
8/31/2016                        27,962                         24,465
9/30/2016                        28,096                         24,414
10/31/2016                       27,614                         24,037
11/30/2016                       29,781                         25,409
12/31/2016                       30,522                         26,044
1/31/2017                        30,966                         26,230
2/28/2017                        31,897                         27,172
3/31/2017                        31,599                         26,896
4/30/2017                        31,809                         26,845
5/31/2017                        31,774                         26,819
6/30/2017                        32,298                         27,257
7/31/2017                        32,842                         27,620
8/31/2017                        32,535                         27,298
9/30/2017                        33,788                         28,106
10/31/2017                       34,273                         28,310
11/30/2017                       35,491                         29,177
12/31/2017                       36,311                         29,603
1/31/2018                        38,177                         30,748
2/28/2018                        36,283                         29,279
3/31/2018                        35,457                         28,764
4/30/2018                        35,513                         28,859
5/31/2018                        35,840                         29,031
6/30/2018                        35,588                         29,103
7/31/2018                        37,059                         30,254
8/31/2018                        37,594                         30,702
9/30/2018                        37,620                         30,763
10/31/2018                       35,228                         29,170



AVERAGE ANNUAL                        ONE       FIVE       TEN
TOTAL RETURN                          YEAR      YEARS     YEARS
--------------                      --------  --------  ---------
                                        2.79%     9.28%     13.42%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- CLASS R1 VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                    U.S. Targeted
              Value Portfolio - Class R1      Russell 2000/R/ Value Index
              --------------------------      ---------------------------
10/31/2008                    $10,000                          $10,000
11/30/2008                      8,694                            8,842
12/31/2008                      9,256                            9,386
1/31/2009                       7,993                            8,045
2/28/2009                       6,935                            6,928
3/31/2009                       7,698                            7,543
4/30/2009                       9,197                            8,740
5/31/2009                       9,510                            8,928
6/30/2009                       9,471                            8,900
7/31/2009                      10,605                            9,930
8/31/2009                      11,165                           10,400
9/30/2009                      11,785                           10,921
10/31/2009                     10,936                           10,196
11/30/2009                     11,306                           10,520
12/31/2009                     12,192                           11,317
1/31/2010                      11,917                           10,985
2/28/2010                      12,591                           11,495
3/31/2010                      13,630                           12,451
4/30/2010                      14,622                           13,322
5/31/2010                      13,300                           12,196
6/30/2010                      12,034                           11,132
7/31/2010                      12,972                           11,926
8/31/2010                      11,924                           11,030
9/30/2010                      13,383                           12,214
10/31/2010                     13,881                           12,687
11/30/2010                     14,444                           13,009
12/31/2010                     15,731                           14,090
1/31/2011                      15,835                           14,098
2/28/2011                      16,724                           14,814
3/31/2011                      17,045                           15,020
4/30/2011                      17,320                           15,264
5/31/2011                      16,894                           14,990
6/30/2011                      16,520                           14,622
7/31/2011                      15,943                           14,138
8/31/2011                      14,343                           12,889
9/30/2011                      12,559                           11,482
10/31/2011                     14,532                           13,136
11/30/2011                     14,579                           13,110
12/31/2011                     14,723                           13,315
1/31/2012                      15,616                           14,200
2/29/2012                      16,182                           14,412
3/31/2012                      16,483                           14,859
4/30/2012                      16,214                           14,644
5/31/2012                      15,004                           13,749
6/30/2012                      15,611                           14,412
7/31/2012                      15,534                           14,264
8/31/2012                      16,246                           14,704
9/30/2012                      16,759                           15,228
10/31/2012                     16,663                           15,037
11/30/2012                     16,943                           15,083
12/31/2012                     17,529                           15,719
1/31/2013                      18,735                           16,656
2/28/2013                      19,044                           16,846
3/31/2013                      19,971                           17,547
4/30/2013                      19,775                           17,530
5/31/2013                      20,744                           18,054
6/30/2013                      20,601                           17,981
7/31/2013                      22,047                           19,136
8/31/2013                      21,241                           18,290
9/30/2013                      22,421                           19,346
10/31/2013                     23,393                           19,975
11/30/2013                     24,426                           20,754
12/31/2013                     25,057                           21,145
1/31/2014                      23,870                           20,327
2/28/2014                      25,112                           21,258
3/31/2014                      25,607                           21,521
4/30/2014                      25,134                           20,967
5/31/2014                      25,376                           21,100
6/30/2014                      26,453                           22,034
7/31/2014                      25,131                           20,701
8/31/2014                      26,409                           21,601
9/30/2014                      24,824                           20,144
10/31/2014                     25,608                           21,551
11/30/2014                     25,464                           21,451
12/31/2014                     25,782                           22,037
1/31/2015                      24,655                           21,120
2/28/2015                      26,421                           22,100
3/31/2015                      26,785                           22,473
4/30/2015                      26,505                           21,993
5/31/2015                      26,889                           22,176
6/30/2015                      26,791                           22,205
7/31/2015                      26,091                           21,592
8/31/2015                      25,029                           20,532
9/30/2015                      23,803                           19,821
10/31/2015                     25,267                           20,931
11/30/2015                     25,864                           21,526
12/31/2015                     24,278                           20,391
1/31/2016                      22,632                           19,021
2/29/2016                      22,939                           19,151
3/31/2016                      24,892                           20,738
4/30/2016                      25,410                           21,178
5/31/2016                      25,570                           21,566
6/30/2016                      25,235                           21,631
7/31/2016                      26,483                           22,798
8/31/2016                      26,878                           23,365
9/30/2016                      27,124                           23,549
10/31/2016                     26,331                           22,775
11/30/2016                     29,936                           25,798
12/31/2016                     30,762                           26,863
1/31/2017                      30,813                           26,672
2/28/2017                      31,134                           27,057
3/31/2017                      30,847                           26,828
4/30/2017                      30,667                           26,934
5/31/2017                      29,639                           26,095
6/30/2017                      30,648                           27,008
7/31/2017                      30,918                           27,179
8/31/2017                      30,056                           26,511
9/30/2017                      32,251                           28,388
10/31/2017                     32,471                           28,425
11/30/2017                     33,491                           29,248
12/31/2017                     33,686                           28,969
1/31/2018                      34,377                           29,326
2/28/2018                      32,752                           27,860
3/31/2018                      32,941                           28,204
4/30/2018                      33,253                           28,693
5/31/2018                      34,934                           30,362
6/30/2018                      34,919                           30,546
7/31/2018                      35,612                           31,085
8/31/2018                      36,482                           31,826
9/30/2018                      35,437                           31,036
10/31/2018                     31,949                           28,257

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -1.61%     6.43%     12.32%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- CLASS R2 VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                      U.S. Targeted Value
                      Portfolio - Class R2         Russell 2000/R/ Value Index
                    ------------------------       ---------------------------
10/31/2008                     $10,000                      $10,000
11/30/2008                       8,697                        8,842
12/31/2008                       9,254                        9,386
1/31/2009                        7,980                        8,045
2/28/2009                        6,924                        6,928
3/31/2009                        7,682                        7,543
4/30/2009                        9,180                        8,740
5/31/2009                        9,490                        8,928
6/30/2009                        9,460                        8,900
7/31/2009                       10,586                        9,930
8/31/2009                       11,156                       10,400
9/30/2009                       11,766                       10,921
10/31/2009                      10,923                       10,196
11/30/2009                      11,286                       10,520
12/31/2009                      12,173                       11,317
1/31/2010                       11,887                       10,985
2/28/2010                       12,551                       11,495
3/31/2010                       13,595                       12,451
4/30/2010                       14,571                       13,322
5/31/2010                       13,256                       12,196
6/30/2010                       12,002                       11,132
7/31/2010                       12,927                       11,926
8/31/2010                       11,885                       11,030
9/30/2010                       13,338                       12,214
10/31/2010                      13,835                       12,687
11/30/2010                      14,384                       13,009
12/31/2010                      15,659                       14,090
1/31/2011                       15,772                       14,098
2/28/2011                       16,647                       14,814
3/31/2011                       16,967                       15,020
4/30/2011                       17,231                       15,264
5/31/2011                       16,807                       14,990
6/30/2011                       16,445                       14,622
7/31/2011                       15,860                       14,138
8/31/2011                       14,267                       12,889
9/30/2011                       12,493                       11,482
10/31/2011                      14,458                       13,136
11/30/2011                      14,505                       13,110
12/31/2011                      14,644                       13,315
1/31/2012                       15,533                       14,200
2/29/2012                       16,087                       14,412
3/31/2012                       16,383                       14,859
4/30/2012                       16,115                       14,644
5/31/2012                       14,912                       13,749
6/30/2012                       15,508                       14,412
7/31/2012                       15,432                       14,264
8/31/2012                       16,140                       14,704
9/30/2012                       16,644                       15,228
10/31/2012                      16,548                       15,037
11/30/2012                      16,826                       15,083
12/31/2012                      17,401                       15,719
1/31/2013                       18,590                       16,656
2/28/2013                       18,907                       16,846
3/31/2013                       19,819                       17,547
4/30/2013                       19,624                       17,530
5/31/2013                       20,587                       18,054
6/30/2013                       20,438                       17,981
7/31/2013                       21,864                       19,136
8/31/2013                       21,053                       18,290
9/30/2013                       22,229                       19,346
10/31/2013                      23,185                       19,975
11/30/2013                      24,202                       20,754
12/31/2013                      24,828                       21,145
1/31/2014                       23,648                       20,327
2/28/2014                       24,872                       21,258
3/31/2014                       25,359                       21,521
4/30/2014                       24,889                       20,967
5/31/2014                       25,129                       21,100
6/30/2014                       26,190                       22,034
7/31/2014                       24,877                       20,701
8/31/2014                       26,147                       21,601
9/30/2014                       24,574                       20,144
10/31/2014                      25,341                       21,551
11/30/2014                      25,188                       21,451
12/31/2014                      25,510                       22,037
1/31/2015                       24,391                       21,120
2/28/2015                       26,133                       22,100
3/31/2015                       26,485                       22,473
4/30/2015                       26,208                       21,993
5/31/2015                       26,578                       22,176
6/30/2015                       26,484                       22,205
7/31/2015                       25,790                       21,592
8/31/2015                       24,736                       20,532
9/30/2015                       23,524                       19,821
10/31/2015                      24,963                       20,931
11/30/2015                      25,543                       21,526
12/31/2015                      23,990                       20,391
1/31/2016                       22,359                       19,021
2/29/2016                       22,651                       19,151
3/31/2016                       24,589                       20,738
4/30/2016                       25,090                       21,178
5/31/2016                       25,249                       21,566
6/30/2016                       24,920                       21,631
7/31/2016                       26,145                       22,798
8/31/2016                       26,525                       23,365
9/30/2016                       26,770                       23,549
10/31/2016                      25,972                       22,775
11/30/2016                      29,531                       25,798
12/31/2016                      30,345                       26,863
1/31/2017                       30,396                       26,672
2/28/2017                       30,701                       27,057
3/31/2017                       30,419                       26,828
4/30/2017                       30,241                       26,934
5/31/2017                       29,223                       26,095
6/30/2017                       30,197                       27,008
7/31/2017                       30,478                       27,179
8/31/2017                       29,623                       26,511
9/30/2017                       31,772                       28,388
10/31/2017                      31,989                       28,425
11/30/2017                      32,986                       29,248
12/31/2017                      33,173                       28,969
1/31/2018                       33,856                       29,326
2/28/2018                       32,248                       27,860
3/31/2018                       32,435                       28,204
4/30/2018                       32,731                       28,693
5/31/2018                       34,381                       30,362
6/30/2018                       34,367                       30,546
7/31/2018                       35,039                       31,085
8/31/2018                       35,886                       31,826
9/30/2018                       34,865                       31,036
10/31/2018                      31,416                       28,257

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -1.79%     6.27%     12.13%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                      U.S. Targeted Value
                Portfolio - Institutional Class     Russell 2000/R/ Value Index
               ---------------------------------    ---------------------------
10/31/2008                   $10,000                         $10,000
11/30/2008                     8,699                           8,842
12/31/2008                     9,259                           9,386
1/31/2009                      7,986                           8,045
2/28/2009                      6,937                           6,928
3/31/2009                      7,694                           7,543
4/30/2009                      9,193                           8,740
5/31/2009                      9,510                           8,928
6/30/2009                      9,477                           8,900
7/31/2009                     10,607                           9,930
8/31/2009                     11,177                          10,400
9/30/2009                     11,798                          10,921
10/31/2009                    10,947                          10,196
11/30/2009                    11,312                          10,520
12/31/2009                    12,210                          11,317
1/31/2010                     11,928                          10,985
2/28/2010                     12,595                          11,495
3/31/2010                     13,643                          12,451
4/30/2010                     14,629                          13,322
5/31/2010                     13,314                          12,196
6/30/2010                     12,049                          11,132
7/31/2010                     12,989                          11,926
8/31/2010                     11,937                          11,030
9/30/2010                     13,405                          12,214
10/31/2010                    13,904                          12,687
11/30/2010                    14,460                          13,009
12/31/2010                    15,752                          14,090
1/31/2011                     15,857                          14,098
2/28/2011                     16,756                          14,814
3/31/2011                     17,078                          15,020
4/30/2011                     17,344                          15,264
5/31/2011                     16,917                          14,990
6/30/2011                     16,554                          14,622
7/31/2011                     15,975                          14,138
8/31/2011                     14,372                          12,889
9/30/2011                     12,588                          11,482
10/31/2011                    14,566                          13,136
11/30/2011                    14,613                          13,110
12/31/2011                    14,761                          13,315
1/31/2012                     15,656                          14,200
2/29/2012                     16,224                          14,412
3/31/2012                     16,529                          14,859
4/30/2012                     16,260                          14,644
5/31/2012                     15,047                          13,749
6/30/2012                     15,659                          14,412
7/31/2012                     15,581                          14,264
8/31/2012                     16,296                          14,704
9/30/2012                     16,815                          15,228
10/31/2012                    16,718                          15,037
11/30/2012                    16,999                          15,083
12/31/2012                    17,594                          15,719
1/31/2013                     18,793                          16,656
2/28/2013                     19,114                          16,846
3/31/2013                     20,045                          17,547
4/30/2013                     19,848                          17,530
5/31/2013                     20,831                          18,054
6/30/2013                     20,682                          17,981
7/31/2013                     22,134                          19,136
8/31/2013                     21,315                          18,290
9/30/2013                     22,506                          19,346
10/31/2013                    23,472                          19,975
11/30/2013                    24,521                          20,754
12/31/2013                    25,163                          21,145
1/31/2014                     23,970                          20,327
2/28/2014                     25,208                          21,258
3/31/2014                     25,709                          21,521
4/30/2014                     25,245                          20,967
5/31/2014                     25,488                          21,100
6/30/2014                     26,566                          22,034
7/31/2014                     25,247                          20,701
8/31/2014                     26,533                          21,601
9/30/2014                     24,945                          20,144
10/31/2014                    25,722                          21,551
11/30/2014                    25,589                          21,451
12/31/2014                    25,903                          22,037
1/31/2015                     24,781                          21,120
2/28/2015                     26,558                          22,100
3/31/2015                     26,917                          22,473
4/30/2015                     26,648                          21,993
5/31/2015                     27,035                          22,176
6/30/2015                     26,930                          22,205
7/31/2015                     26,237                          21,592
8/31/2015                     25,168                          20,532
9/30/2015                     23,941                          19,821
10/31/2015                    25,415                          20,931
11/30/2015                    26,016                          21,526
12/31/2015                    24,421                          20,391
1/31/2016                     22,765                          19,021
2/29/2016                     23,086                          19,151
3/31/2016                     25,045                          20,738
4/30/2016                     25,566                          21,178
5/31/2016                     25,739                          21,566
6/30/2016                     25,396                          21,631
7/31/2016                     26,652                          22,798
8/31/2016                     27,050                          23,365
9/30/2016                     27,304                          23,549
10/31/2016                    26,506                          22,775
11/30/2016                    30,134                          25,798
12/31/2016                    30,982                          26,863
1/31/2017                     31,034                          26,672
2/28/2017                     31,343                          27,057
3/31/2017                     31,061                          26,828
4/30/2017                     30,892                          26,934
5/31/2017                     29,858                          26,095
6/30/2017                     30,868                          27,008
7/31/2017                     31,153                          27,179
8/31/2017                     30,284                          26,511
9/30/2017                     32,491                          28,388
10/31/2017                    32,725                          28,425
11/30/2017                    33,752                          29,248
12/31/2017                    33,953                          28,969
1/31/2018                     34,649                          29,326
2/28/2018                     33,012                          27,860
3/31/2018                     33,211                          28,204
4/30/2018                     33,525                          28,693
5/31/2018                     35,219                          30,362
6/30/2018                     35,214                          30,546
7/31/2018                     35,912                          31,085
8/31/2018                     36,789                          31,826
9/30/2018                     35,745                          31,036
10/31/2018                    32,228                          28,257


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -1.52%     6.55%     12.41%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SMALL CAP VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


              U.S. Small Cap Value Portfolio     Russell 2000/R/ Value Index
             --------------------------------   -----------------------------
10/31/2008                    $10,000                      $10,000
11/30/2008                      8,701                        8,842
12/31/2008                      9,157                        9,386
1/31/2009                       7,850                        8,045
2/28/2009                       6,853                        6,928
3/31/2009                       7,565                        7,543
4/30/2009                       9,052                        8,740
5/31/2009                       9,343                        8,928
6/30/2009                       9,376                        8,900
7/31/2009                      10,637                        9,930
8/31/2009                      11,183                       10,400
9/30/2009                      11,892                       10,921
10/31/2009                     10,997                       10,196
11/30/2009                     11,338                       10,520
12/31/2009                     12,236                       11,317
1/31/2010                      11,850                       10,985
2/28/2010                      12,579                       11,495
3/31/2010                      13,694                       12,451
4/30/2010                      14,804                       13,322
5/31/2010                      13,338                       12,196
6/30/2010                      11,985                       11,132
7/31/2010                      13,027                       11,926
8/31/2010                      11,935                       11,030
9/30/2010                      13,479                       12,214
10/31/2010                     14,041                       12,687
11/30/2010                     14,672                       13,009
12/31/2010                     16,018                       14,090
1/31/2011                      16,068                       14,098
2/28/2011                      17,076                       14,814
3/31/2011                      17,427                       15,020
4/30/2011                      17,646                       15,264
5/31/2011                      17,095                       14,990
6/30/2011                      16,786                       14,622
7/31/2011                      16,303                       14,138
8/31/2011                      14,579                       12,889
9/30/2011                      12,745                       11,482
10/31/2011                     14,762                       13,136
11/30/2011                     14,661                       13,110
12/31/2011                     14,809                       13,315
1/31/2012                      15,909                       14,200
2/29/2012                      16,414                       14,412
3/31/2012                      16,791                       14,859
4/30/2012                      16,523                       14,644
5/31/2012                      15,346                       13,749
6/30/2012                      16,019                       14,412
7/31/2012                      15,980                       14,264
8/31/2012                      16,654                       14,704
9/30/2012                      17,206                       15,228
10/31/2012                     17,064                       15,037
11/30/2012                     17,379                       15,083
12/31/2012                     18,026                       15,719
1/31/2013                      19,209                       16,656
2/28/2013                      19,546                       16,846
3/31/2013                      20,505                       17,547
4/30/2013                      20,278                       17,530
5/31/2013                      21,372                       18,054
6/30/2013                      21,222                       17,981
7/31/2013                      22,778                       19,136
8/31/2013                      21,828                       18,290
9/30/2013                      22,972                       19,346
10/31/2013                     23,779                       19,975
11/30/2013                     24,986                       20,754
12/31/2013                     25,666                       21,145
1/31/2014                      24,347                       20,327
2/28/2014                      25,674                       21,258
3/31/2014                      25,978                       21,521
4/30/2014                      25,478                       20,967
5/31/2014                      25,688                       21,100
6/30/2014                      26,828                       22,034
7/31/2014                      25,282                       20,701
8/31/2014                      26,755                       21,601
9/30/2014                      24,888                       20,144
10/31/2014                     26,037                       21,551
11/30/2014                     25,964                       21,451
12/31/2014                     26,560                       22,037
1/31/2015                      25,246                       21,120
2/28/2015                      26,734                       22,100
3/31/2015                      27,209                       22,473
4/30/2015                      26,844                       21,993
5/31/2015                      27,209                       22,176
6/30/2015                      27,223                       22,205
7/31/2015                      26,225                       21,592
8/31/2015                      25,166                       20,532
9/30/2015                      24,031                       19,821
10/31/2015                     25,301                       20,931
11/30/2015                     26,104                       21,526
12/31/2015                     24,485                       20,391
1/31/2016                      22,726                       19,021
2/29/2016                      22,991                       19,151
3/31/2016                      25,006                       20,738
4/30/2016                      25,457                       21,178
5/31/2016                      25,578                       21,566
6/30/2016                      25,282                       21,631
7/31/2016                      26,508                       22,798
8/31/2016                      26,968                       23,365
9/30/2016                      27,293                       23,549
10/31/2016                     26,438                       22,775
11/30/2016                     30,369                       25,798
12/31/2016                     31,405                       26,863
1/31/2017                      31,237                       26,672
2/28/2017                      31,338                       27,057
3/31/2017                      30,981                       26,828
4/30/2017                      31,124                       26,934
5/31/2017                      30,032                       26,095
6/30/2017                      30,809                       27,008
7/31/2017                      31,044                       27,179
8/31/2017                      30,253                       26,511
9/30/2017                      32,648                       28,388
10/31/2017                     32,960                       28,425
11/30/2017                     33,660                       29,248
12/31/2017                     33,670                       28,969
1/31/2018                      34,176                       29,326
2/28/2018                      32,578                       27,860
3/31/2018                      32,881                       28,204
4/30/2018                      33,316                       28,693
5/31/2018                      35,411                       30,362
6/30/2018                      35,433                       30,546
7/31/2018                      36,003                       31,085
8/31/2018                      37,026                       31,826
9/30/2018                      35,845                       31,036
10/31/2018                     32,472                       28,257


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -1.48%     6.43%     12.50%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. CORE EQUITY 1 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


              U.S. Core Equity 1 Portfolio     Russell 3000/R/ Index
             ------------------------------   -----------------------
10/31/2008                $10,000                     $10,000
11/30/2008                  9,155                       9,211
12/31/2008                  9,396                       9,387
1/31/2009                   8,547                       8,599
2/28/2009                   7,633                       7,698
3/31/2009                   8,334                       8,373
4/30/2009                   9,344                       9,254
5/31/2009                   9,784                       9,747
6/30/2009                   9,828                       9,781
7/31/2009                  10,660                      10,542
8/31/2009                  11,050                      10,919
9/30/2009                  11,573                      11,376
10/31/2009                 11,164                      11,083
11/30/2009                 11,726                      11,713
12/31/2009                 12,199                      12,047
1/31/2010                  11,806                      11,613
2/28/2010                  12,265                      12,006
3/31/2010                  13,080                      12,763
4/30/2010                  13,488                      13,039
5/31/2010                  12,423                      12,009
6/30/2010                  11,623                      11,318
7/31/2010                  12,454                      12,104
8/31/2010                  11,781                      11,534
9/30/2010                  12,983                      12,623
10/31/2010                 13,486                      13,117
11/30/2010                 13,658                      13,192
12/31/2010                 14,653                      14,087
1/31/2011                  14,946                      14,394
2/28/2011                  15,545                      14,918
3/31/2011                  15,709                      14,986
4/30/2011                  16,136                      15,432
5/31/2011                  15,909                      15,256
6/30/2011                  15,615                      14,982
7/31/2011                  15,173                      14,639
8/31/2011                  14,115                      13,760
9/30/2011                  12,880                      12,693
10/31/2011                 14,493                      14,153
11/30/2011                 14,467                      14,115
12/31/2011                 14,559                      14,231
1/31/2012                  15,344                      14,949
2/29/2012                  16,007                      15,582
3/31/2012                  16,432                      16,062
4/30/2012                  16,269                      15,957
5/31/2012                  15,198                      14,971
6/30/2012                  15,760                      15,557
7/31/2012                  15,869                      15,711
8/31/2012                  16,332                      16,103
9/30/2012                  16,797                      16,526
10/31/2012                 16,564                      16,241
11/30/2012                 16,742                      16,367
12/31/2012                 17,022                      16,567
1/31/2013                  18,056                      17,476
2/28/2013                  18,276                      17,708
3/31/2013                  19,025                      18,402
4/30/2013                  19,232                      18,703
5/31/2013                  19,868                      19,144
6/30/2013                  19,668                      18,896
7/31/2013                  20,805                      19,932
8/31/2013                  20,222                      19,375
9/30/2013                  21,055                      20,095
10/31/2013                 21,918                      20,949
11/30/2013                 22,629                      21,557
12/31/2013                 23,252                      22,126
1/31/2014                  22,451                      21,427
2/28/2014                  23,533                      22,443
3/31/2014                  23,722                      22,562
4/30/2014                  23,666                      22,590
5/31/2014                  24,131                      23,083
6/30/2014                  24,829                      23,661
7/31/2014                  24,192                      23,195
8/31/2014                  25,225                      24,168
9/30/2014                  24,534                      23,664
10/31/2014                 25,145                      24,315
11/30/2014                 25,670                      24,904
12/31/2014                 25,699                      24,904
1/31/2015                  24,896                      24,211
2/28/2015                  26,445                      25,613
3/31/2015                  26,272                      25,352
4/30/2015                  26,344                      25,467
5/31/2015                  26,690                      25,819
6/30/2015                  26,301                      25,387
7/31/2015                  26,474                      25,812
8/31/2015                  24,987                      24,254
9/30/2015                  24,166                      23,547
10/31/2015                 25,965                      25,407
11/30/2015                 26,139                      25,548
12/31/2015                 25,352                      25,023
1/31/2016                  23,861                      23,611
2/29/2016                  24,009                      23,604
3/31/2016                  25,738                      25,266
4/30/2016                  25,916                      25,422
5/31/2016                  26,316                      25,877
6/30/2016                  26,240                      25,930
7/31/2016                  27,313                      26,959
8/31/2016                  27,477                      27,028
9/30/2016                  27,533                      27,071
10/31/2016                 26,919                      26,485
11/30/2016                 28,564                      27,670
12/31/2016                 29,104                      28,210
1/31/2017                  29,617                      28,741
2/28/2017                  30,584                      29,810
3/31/2017                  30,605                      29,830
4/30/2017                  30,877                      30,146
5/31/2017                  31,044                      30,455
6/30/2017                  31,396                      30,730
7/31/2017                  31,929                      31,309
8/31/2017                  31,868                      31,370
9/30/2017                  32,912                      32,135
10/31/2017                 33,630                      32,836
11/30/2017                 34,776                      33,833
12/31/2017                 35,185                      34,171
1/31/2018                  36,945                      35,972
2/28/2018                  35,571                      34,646
3/31/2018                  34,978                      33,951
4/30/2018                  35,040                      34,080
5/31/2018                  36,077                      35,042
6/30/2018                  36,227                      35,271
7/31/2018                  37,392                      36,442
8/31/2018                  38,682                      37,721
9/30/2018                  38,596                      37,784
10/31/2018                 35,509                      35,002



AVERAGE ANNUAL                        ONE       FIVE        TEN
TOTAL RETURN                          YEAR      YEARS      YEARS
--------------                      --------  ---------  ---------
                                        5.59%     10.13%     13.51%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


               U.S. Core Equity 2 Portfolio       Russell 3000/R/ Index
              ------------------------------    -------------------------
10/31/2008                    $10,000                       $10,000
11/30/2008                      9,094                         9,211
12/31/2008                      9,364                         9,387
1/31/2009                       8,389                         8,599
2/28/2009                       7,413                         7,698
3/31/2009                       8,143                         8,373
4/30/2009                       9,280                         9,254
5/31/2009                       9,724                         9,747
6/30/2009                       9,711                         9,781
7/31/2009                      10,590                        10,542
8/31/2009                      11,023                        10,919
9/30/2009                      11,573                        11,376
10/31/2009                     11,066                        11,083
11/30/2009                     11,568                        11,713
12/31/2009                     12,094                        12,047
1/31/2010                      11,723                        11,613
2/28/2010                      12,213                        12,006
3/31/2010                      13,086                        12,763
4/30/2010                      13,563                        13,039
5/31/2010                      12,489                        12,009
6/30/2010                      11,610                        11,318
7/31/2010                      12,461                        12,104
8/31/2010                      11,717                        11,534
9/30/2010                      12,955                        12,623
10/31/2010                     13,436                        13,117
11/30/2010                     13,649                        13,192
12/31/2010                     14,732                        14,087
1/31/2011                      15,014                        14,394
2/28/2011                      15,685                        14,918
3/31/2011                      15,875                        14,986
4/30/2011                      16,238                        15,432
5/31/2011                      15,983                        15,256
6/30/2011                      15,669                        14,982
7/31/2011                      15,142                        14,639
8/31/2011                      13,995                        13,760
9/30/2011                      12,667                        12,693
10/31/2011                     14,374                        14,153
11/30/2011                     14,319                        14,115
12/31/2011                     14,424                        14,231
1/31/2012                      15,227                        14,949
2/29/2012                      15,881                        15,582
3/31/2012                      16,265                        16,062
4/30/2012                      16,101                        15,957
5/31/2012                      14,996                        14,971
6/30/2012                      15,587                        15,557
7/31/2012                      15,669                        15,711
8/31/2012                      16,163                        16,103
9/30/2012                      16,654                        16,526
10/31/2012                     16,503                        16,241
11/30/2012                     16,654                        16,367
12/31/2012                     17,031                        16,567
1/31/2013                      18,108                        17,476
2/28/2013                      18,331                        17,708
3/31/2013                      19,101                        18,402
4/30/2013                      19,241                        18,703
5/31/2013                      19,970                        19,144
6/30/2013                      19,779                        18,896
7/31/2013                      20,975                        19,932
8/31/2013                      20,328                        19,375
9/30/2013                      21,196                        20,095
10/31/2013                     22,058                        20,949
11/30/2013                     22,806                        21,557
12/31/2013                     23,461                        22,126
1/31/2014                      22,587                        21,427
2/28/2014                      23,648                        22,443
3/31/2014                      23,923                        22,562
4/30/2014                      23,808                        22,590
5/31/2014                      24,224                        23,083
6/30/2014                      24,991                        23,661
7/31/2014                      24,299                        23,195
8/31/2014                      25,308                        24,168
9/30/2014                      24,504                        23,664
10/31/2014                     25,098                        24,315
11/30/2014                     25,546                        24,904
12/31/2014                     25,648                        24,904
1/31/2015                      24,724                        24,211
2/28/2015                      26,322                        25,613
3/31/2015                      26,196                        25,352
4/30/2015                      26,255                        25,467
5/31/2015                      26,593                        25,819
6/30/2015                      26,238                        25,387
7/31/2015                      26,194                        25,812
8/31/2015                      24,733                        24,254
9/30/2015                      23,845                        23,547
10/31/2015                     25,579                        25,407
11/30/2015                     25,787                        25,548
12/31/2015                     24,860                        25,023
1/31/2016                      23,340                        23,611
2/29/2016                      23,507                        23,604
3/31/2016                      25,220                        25,266
4/30/2016                      25,464                        25,422
5/31/2016                      25,862                        25,877
6/30/2016                      25,729                        25,930
7/31/2016                      26,788                        26,959
8/31/2016                      27,018                        27,028
9/30/2016                      27,083                        27,071
10/31/2016                     26,467                        26,485
11/30/2016                     28,407                        27,670
12/31/2016                     28,981                        28,210
1/31/2017                      29,417                        28,741
2/28/2017                      30,242                        29,810
3/31/2017                      30,177                        29,830
4/30/2017                      30,411                        30,146
5/31/2017                      30,364                        30,455
6/30/2017                      30,825                        30,730
7/31/2017                      31,312                        31,309
8/31/2017                      31,092                        31,370
9/30/2017                      32,315                        32,135
10/31/2017                     32,914                        32,836
11/30/2017                     34,048                        33,833
12/31/2017                     34,469                        34,171
1/31/2018                      36,020                        35,972
2/28/2018                      34,581                        34,646
3/31/2018                      34,108                        33,951
4/30/2018                      34,140                        34,080
5/31/2018                      35,084                        35,042
6/30/2018                      35,180                        35,271
7/31/2018                      36,321                        36,442
8/31/2018                      37,462                        37,721
9/30/2018                      37,251                        37,784
10/31/2018                     34,282                        35,002


AVERAGE ANNUAL                        ONE       FIVE       TEN
TOTAL RETURN                          YEAR      YEARS     YEARS
--------------                      --------  --------  ---------
                                        4.16%     9.22%     13.11%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. VECTOR EQUITY PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


               U.S. Vector Equity Portfolio       Russell 3000/R/ Index
              ------------------------------    -------------------------
10/31/2008                     $10,000                    $10,000
11/30/2008                       8,904                      9,211
12/31/2008                       9,312                      9,387
1/31/2009                        8,178                      8,599
2/28/2009                        7,153                      7,698
3/31/2009                        7,874                      8,373
4/30/2009                        9,148                      9,254
5/31/2009                        9,541                      9,747
6/30/2009                        9,545                      9,781
7/31/2009                       10,524                     10,542
8/31/2009                       11,013                     10,919
9/30/2009                       11,588                     11,376
10/31/2009                      10,947                     11,083
11/30/2009                      11,356                     11,713
12/31/2009                      12,033                     12,047
1/31/2010                       11,691                     11,613
2/28/2010                       12,266                     12,006
3/31/2010                       13,186                     12,763
4/30/2010                       13,858                     13,039
5/31/2010                       12,747                     12,009
6/30/2010                       11,758                     11,318
7/31/2010                       12,624                     12,104
8/31/2010                       11,758                     11,534
9/30/2010                       13,053                     12,623
10/31/2010                      13,536                     13,117
11/30/2010                      13,867                     13,192
12/31/2010                      15,055                     14,087
1/31/2011                       15,263                     14,394
2/28/2011                       16,038                     14,918
3/31/2011                       16,305                     14,986
4/30/2011                       16,637                     15,432
5/31/2011                       16,318                     15,256
6/30/2011                       15,968                     14,982
7/31/2011                       15,384                     14,639
8/31/2011                       14,036                     13,760
9/30/2011                       12,517                     12,693
10/31/2011                      14,329                     14,153
11/30/2011                      14,259                     14,115
12/31/2011                      14,368                     14,231
1/31/2012                       15,251                     14,949
2/29/2012                       15,882                     15,582
3/31/2012                       16,264                     16,062
4/30/2012                       16,025                     15,957
5/31/2012                       14,860                     14,971
6/30/2012                       15,448                     15,557
7/31/2012                       15,420                     15,711
8/31/2012                       15,983                     16,103
9/30/2012                       16,499                     16,526
10/31/2012                      16,414                     16,241
11/30/2012                      16,612                     16,367
12/31/2012                      17,094                     16,567
1/31/2013                       18,278                     17,476
2/28/2013                       18,478                     17,708
3/31/2013                       19,304                     18,402
4/30/2013                       19,290                     18,703
5/31/2013                       20,133                     19,144
6/30/2013                       19,966                     18,896
7/31/2013                       21,256                     19,932
8/31/2013                       20,568                     19,375
9/30/2013                       21,578                     20,095
10/31/2013                      22,454                     20,949
11/30/2013                      23,317                     21,557
12/31/2013                      23,967                     22,126
1/31/2014                       22,987                     21,427
2/28/2014                       24,055                     22,443
3/31/2014                       24,375                     22,562
4/30/2014                       24,096                     22,590
5/31/2014                       24,448                     23,083
6/30/2014                       25,376                     23,661
7/31/2014                       24,450                     23,195
8/31/2014                       25,538                     24,168
9/30/2014                       24,436                     23,664
10/31/2014                      25,129                     24,315
11/30/2014                      25,291                     24,904
12/31/2014                      25,528                     24,904
1/31/2015                       24,410                     24,211
2/28/2015                       26,064                     25,613
3/31/2015                       26,117                     25,352
4/30/2015                       26,056                     25,467
5/31/2015                       26,363                     25,819
6/30/2015                       26,205                     25,387
7/31/2015                       25,866                     25,812
8/31/2015                       24,557                     24,254
9/30/2015                       23,538                     23,547
10/31/2015                      25,084                     25,407
11/30/2015                      25,455                     25,548
12/31/2015                      24,243                     25,023
1/31/2016                       22,555                     23,611
2/29/2016                       22,748                     23,604
3/31/2016                       24,523                     25,266
4/30/2016                       24,943                     25,422
5/31/2016                       25,234                     25,877
6/30/2016                       24,991                     25,930
7/31/2016                       26,125                     26,959
8/31/2016                       26,466                     27,028
9/30/2016                       26,574                     27,071
10/31/2016                      25,907                     26,485
11/30/2016                      28,591                     27,670
12/31/2016                      29,337                     28,210
1/31/2017                       29,604                     28,741
2/28/2017                       30,172                     29,810
3/31/2017                       30,026                     29,830
4/30/2017                       30,160                     30,146
5/31/2017                       29,674                     30,455
6/30/2017                       30,357                     30,730
7/31/2017                       30,760                     31,309
8/31/2017                       30,239                     31,370
9/30/2017                       31,909                     32,135
10/31/2017                      32,314                     32,836
11/30/2017                      33,343                     33,833
12/31/2017                      33,631                     34,171
1/31/2018                       34,807                     35,972
2/28/2018                       33,263                     34,646
3/31/2018                       33,154                     33,951
4/30/2018                       33,259                     34,080
5/31/2018                       34,401                     35,042
6/30/2018                       34,402                     35,271
7/31/2018                       35,389                     36,442
8/31/2018                       36,323                     37,721
9/30/2018                       35,685                     37,784
10/31/2018                      32,538                     35,002



AVERAGE ANNUAL                        ONE       FIVE       TEN
TOTAL RETURN                          YEAR      YEARS     YEARS
--------------                      --------  --------  ---------
                                        0.69%     7.70%     12.52%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SMALL CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                   U.S. Small Cap Portfolio         Russell 2000/R/ Index
                -----------------------------      -----------------------
10/31/2008                 $10,000                        $10,000
11/30/2008                   8,779                          8,817
12/31/2008                   9,210                          9,329
 1/31/2009                   8,191                          8,291
 2/28/2009                   7,202                          7,284
 3/31/2009                   7,944                          7,934
 4/30/2009                   9,419                          9,160
 5/31/2009                   9,752                          9,437
 6/30/2009                  10,005                          9,575
 7/31/2009                  11,044                         10,497
 8/31/2009                  11,438                         10,798
 9/30/2009                  12,151                         11,421
10/31/2009                  11,308                         10,646
11/30/2009                  11,597                         10,980
12/31/2009                  12,558                         11,864
 1/31/2010                  12,177                         11,427
 2/28/2010                  12,771                         11,942
 3/31/2010                  13,817                         12,914
 4/30/2010                  14,755                         13,644
 5/31/2010                  13,604                         12,610
 6/30/2010                  12,516                         11,632
 7/31/2010                  13,417                         12,432
 8/31/2010                  12,394                         11,511
 9/30/2010                  14,012                         12,946
10/31/2010                  14,586                         13,475
11/30/2010                  15,198                         13,943
12/31/2010                  16,413                         15,050
 1/31/2011                  16,429                         15,011
 2/28/2011                  17,351                         15,834
 3/31/2011                  17,847                         16,244
 4/30/2011                  18,270                         16,673
 5/31/2011                  17,901                         16,361
 6/30/2011                  17,615                         15,984
 7/31/2011                  16,999                         15,406
 8/31/2011                  15,474                         14,066
 9/30/2011                  13,756                         12,489
10/31/2011                  15,863                         14,379
11/30/2011                  15,809                         14,327
12/31/2011                  15,896                         14,421
 1/31/2012                  16,965                         15,440
 2/29/2012                  17,453                         15,810
 3/31/2012                  17,909                         16,215
 4/30/2012                  17,661                         15,964
 5/31/2012                  16,514                         14,908
 6/30/2012                  17,212                         15,651
 7/31/2012                  17,072                         15,435
 8/31/2012                  17,671                         15,950
 9/30/2012                  18,247                         16,474
10/31/2012                  18,021                         16,116
11/30/2012                  18,232                         16,202
12/31/2012                  18,820                         16,779
 1/31/2013                  19,999                         17,829
 2/28/2013                  20,198                         18,026
 3/31/2013                  21,174                         18,858
 4/30/2013                  20,999                         18,789
 5/31/2013                  22,079                         19,540
 6/30/2013                  22,054                         19,440
 7/31/2013                  23,644                         20,801
 8/31/2013                  22,845                         20,140
 9/30/2013                  24,262                         21,425
10/31/2013                  25,054                         21,964
11/30/2013                  26,231                         22,844
12/31/2013                  26,764                         23,293
 1/31/2014                  25,667                         22,648
 2/28/2014                  26,841                         23,715
 3/31/2014                  26,985                         23,554
 4/30/2014                  26,190                         22,640
 5/31/2014                  26,337                         22,822
 6/30/2014                  27,589                         24,036
 7/31/2014                  25,935                         22,581
 8/31/2014                  27,165                         23,701
 9/30/2014                  25,699                         22,267
10/31/2014                  27,226                         23,735
11/30/2014                  27,322                         23,756
12/31/2014                  27,952                         24,433
 1/31/2015                  26,794                         23,647
 2/28/2015                  28,562                         25,051
 3/31/2015                  29,067                         25,488
 4/30/2015                  28,393                         24,838
 5/31/2015                  28,887                         25,405
 6/30/2015                  29,179                         25,595
 7/31/2015                  28,809                         25,297
 8/31/2015                  27,367                         23,708
 9/30/2015                  26,319                         22,545
10/31/2015                  27,864                         23,815
11/30/2015                  28,569                         24,589
12/31/2015                  27,033                         23,355
 1/31/2016                  25,317                         21,301
 2/29/2016                  25,584                         21,300
 3/31/2016                  27,530                         23,000
 4/30/2016                  27,788                         23,361
 5/31/2016                  28,142                         23,887
 6/30/2016                  27,997                         23,872
 7/31/2016                  29,396                         25,298
 8/31/2016                  29,837                         25,745
 9/30/2016                  29,957                         26,032
10/31/2016                  28,948                         24,794
11/30/2016                  32,445                         27,559
12/31/2016                  33,393                         28,331
 1/31/2017                  33,393                         28,443
 2/28/2017                  33,788                         28,992
 3/31/2017                  33,722                         29,030
 4/30/2017                  34,019                         29,348
 5/31/2017                  33,168                         28,751
 6/30/2017                  34,032                         29,745
 7/31/2017                  34,300                         29,966
 8/31/2017                  33,507                         29,585
 9/30/2017                  35,878                         31,431
10/31/2017                  36,246                         31,699
11/30/2017                  37,359                         32,612
12/31/2017                  37,241                         32,481
 1/31/2018                  38,060                         33,330
 2/28/2018                  36,350                         32,039
 3/31/2018                  36,674                         32,454
 4/30/2018                  36,975                         32,734
 5/31/2018                  38,906                         34,721
 6/30/2018                  39,242                         34,970
 7/31/2018                  40,075                         35,579
 8/31/2018                  41,552                         37,113
 9/30/2018                  40,518                         36,221
10/31/2018                  36,523                         32,286

AVERAGE ANNUAL                        ONE       FIVE
TOTAL RETURN                          YEAR      YEARS   TEN YEARS
--------------                      --------  --------  ---------
                                        0.77%     7.83%     13.83%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. MICRO CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                             [CHART]

                    U.S. Micro Cap Portfolio         Russell 2000/R/ Index
                   --------------------------        ---------------------
10/31/2008                 $10,000                         $10,000
11/30/2008                   8,716                           8,817
12/31/2008                   9,209                           9,329
 1/31/2009                   8,112                           8,291
 2/28/2009                   7,048                           7,284
 3/31/2009                   7,723                           7,934
 4/30/2009                   9,066                           9,160
 5/31/2009                   9,377                           9,437
 6/30/2009                   9,636                           9,575
 7/31/2009                  10,582                          10,497
 8/31/2009                  10,871                          10,798
 9/30/2009                  11,497                          11,421
10/31/2009                  10,661                          10,646
11/30/2009                  10,851                          10,980
12/31/2009                  11,793                          11,864
 1/31/2010                  11,447                          11,427
 2/28/2010                  11,950                          11,942
 3/31/2010                  12,916                          12,914
 4/30/2010                  13,854                          13,644
 5/31/2010                  12,826                          12,610
 6/30/2010                  11,898                          11,632
 7/31/2010                  12,748                          12,432
 8/31/2010                  11,730                          11,511
 9/30/2010                  13,157                          12,946
10/31/2010                  13,728                          13,475
11/30/2010                  14,311                          13,943
12/31/2010                  15,483                          15,050
 1/31/2011                  15,314                          15,011
 2/28/2011                  16,214                          15,834
 3/31/2011                  16,740                          16,244
 4/30/2011                  17,022                          16,673
 5/31/2011                  16,695                          16,361
 6/30/2011                  16,335                          15,984
 7/31/2011                  15,896                          15,406
 8/31/2011                  14,477                          14,066
 9/30/2011                  12,945                          12,489
10/31/2011                  14,943                          14,379
11/30/2011                  14,852                          14,327
12/31/2011                  14,980                          14,421
 1/31/2012                  16,022                          15,440
 2/29/2012                  16,328                          15,810
 3/31/2012                  16,815                          16,215
 4/30/2012                  16,577                          15,964
 5/31/2012                  15,421                          14,908
 6/30/2012                  16,211                          15,651
 7/31/2012                  16,063                          15,435
 8/31/2012                  16,564                          15,950
 9/30/2012                  17,258                          16,474
10/31/2012                  16,905                          16,116
11/30/2012                  17,064                          16,202
12/31/2012                  17,712                          16,779
 1/31/2013                  18,719                          17,829
 2/28/2013                  18,926                          18,026
 3/31/2013                  19,848                          18,858
 4/30/2013                  19,690                          18,789
 5/31/2013                  20,709                          19,540
 6/30/2013                  20,803                          19,440
 7/31/2013                  22,346                          20,801
 8/31/2013                  21,568                          20,140
 9/30/2013                  23,090                          21,425
10/31/2013                  23,893                          21,964
11/30/2013                  25,219                          22,844
12/31/2013                  25,694                          23,293
 1/31/2014                  24,557                          22,648
 2/28/2014                  25,592                          23,715
 3/31/2014                  25,841                          23,554
 4/30/2014                  24,959                          22,640
 5/31/2014                  24,985                          22,822
 6/30/2014                  26,069                          24,036
 7/31/2014                  24,545                          22,581
 8/31/2014                  25,659                          23,701
 9/30/2014                  24,198                          22,267
10/31/2014                  25,775                          23,735
11/30/2014                  25,583                          23,756
12/31/2014                  26,445                          24,433
 1/31/2015                  25,148                          23,647
 2/28/2015                  26,664                          25,051
 3/31/2015                  27,273                          25,488
 4/30/2015                  26,740                          24,838
 5/31/2015                  27,109                          25,405
 6/30/2015                  27,550                          25,595
 7/31/2015                  26,879                          25,297
 8/31/2015                  25,688                          23,708
 9/30/2015                  24,580                          22,545
10/31/2015                  26,061                          23,815
11/30/2015                  26,802                          24,589
12/31/2015                  25,487                          23,355
 1/31/2016                  23,755                          21,301
 2/29/2016                  24,017                          21,300
 3/31/2016                  25,717                          23,000
 4/30/2016                  25,994                          23,361
 5/31/2016                  26,271                          23,887
 6/30/2016                  26,225                          23,872
 7/31/2016                  27,541                          25,298
 8/31/2016                  27,979                          25,745
 9/30/2016                  28,181                          26,032
10/31/2016                  27,186                          24,794
11/30/2016                  30,771                          27,559
12/31/2016                  32,020                          28,331
 1/31/2017                  31,560                          28,443
 2/28/2017                  31,775                          28,992
 3/31/2017                  31,828                          29,030
 4/30/2017                  32,334                          29,348
 5/31/2017                  31,368                          28,751
 6/30/2017                  32,533                          29,745
 7/31/2017                  32,687                          29,966
 8/31/2017                  31,980                          29,585
 9/30/2017                  34,662                          31,431
10/31/2017                  35,047                          31,699
11/30/2017                  35,971                          32,612
12/31/2017                  35,599                          32,481
 1/31/2018                  36,326                          33,330
 2/28/2018                  34,759                          32,039
 3/31/2018                  35,354                          32,454
 4/30/2018                  35,645                          32,734
 5/31/2018                  37,763                          34,721
 6/30/2018                  38,292                          34,970
 7/31/2018                  39,134                          35,579
 8/31/2018                  40,608                          37,113
 9/30/2018                  39,619                          36,221
10/31/2018                  35,498                          32,286

AVERAGE ANNUAL                        ONE       FIVE       TEN
TOTAL RETURN                          YEAR      YEARS     YEARS
--------------                      --------  --------  ---------
                                        1.29%     8.24%     13.51%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO VS.
RUSSELL 1000(R) INDEX
MAY 16, 2017-OCTOBER 31, 2018

                                    [CHART]

                   U.S. High Relative
                 Profitability Portfolio    Russell 1000/R/ Index
                ------------------------    -------------------
     5/16/2017          $10,000                  $10,000
     5/31/2017           10,210                   10,054
     6/30/2017           10,186                   10,124
     7/31/2017           10,376                   10,325
     8/31/2017           10,436                   10,357
     9/30/2017           10,703                   10,578
    10/31/2017           10,984                   10,820
    11/30/2017           11,487                   11,150
    12/31/2017           11,777                   11,274
     1/31/2018           12,543                   11,893
     2/28/2018           12,079                   11,457
     3/31/2018           11,792                   11,197
     4/30/2018           11,731                   11,235
     5/31/2018           12,055                   11,522
     6/30/2018           12,106                   11,596
     7/31/2018           12,573                   11,996
     8/31/2018           13,090                   12,410
     9/30/2018           13,180                   12,457
    10/31/2018           12,070                   11,575

AVERAGE ANNUAL                        ONE       SINCE
TOTAL RETURN                          YEAR    INCEPTION
--------------                      --------  ---------
                                        9.88%     13.75%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA REAL ESTATE SECURITIES PORTFOLIO VS.
S&P 500(R) INDEX, DOW JONES U.S. SELECT REIT INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                DFA Real Estate                           Dow Jones U.S. Select
              Securities Portfolio     S&P 500/R/ Index        REIT Index
             ----------------------   ------------------  ---------------------
10/31/2008          $10,000                $10,000              $10,000
11/30/2008            7,686                  9,283                7,545
12/31/2008            8,997                  9,381                8,881
 1/31/2009            7,401                  8,591                7,275
 2/28/2009            5,849                  7,676                5,685
 3/31/2009            6,056                  8,348                5,868
 4/30/2009            7,951                  9,147                7,794
 5/31/2009            8,158                  9,659                7,994
 6/30/2009            7,906                  9,678                7,714
 7/31/2009            8,735                 10,410                8,518
 8/31/2009            9,916                 10,786                9,765
 9/30/2009           10,580                 11,188               10,448
10/31/2009           10,098                 10,980                9,974
11/30/2009           10,791                 11,639               10,661
12/31/2009           11,532                 11,864               11,408
 1/31/2010           10,930                 11,437               10,755
 2/28/2010           11,532                 11,791               11,366
 3/31/2010           12,705                 12,503               12,527
 4/30/2010           13,598                 12,700               13,413
 5/31/2010           12,873                 11,686               12,690
 6/30/2010           12,206                 11,074               12,010
 7/31/2010           13,410                 11,850               13,197
 8/31/2010           13,241                 11,315               13,021
 9/30/2010           13,815                 12,325               13,597
10/31/2010           14,461                 12,794               14,226
11/30/2010           14,176                 12,796               13,949
12/31/2010           14,838                 13,651               14,610
 1/31/2011           15,362                 13,975               15,129
 2/28/2011           16,057                 14,453               15,820
 3/31/2011           15,816                 14,459               15,588
 4/30/2011           16,731                 14,887               16,513
 5/31/2011           16,958                 14,719               16,769
 6/30/2011           16,400                 14,473               16,207
 7/31/2011           16,669                 14,179               16,502
 8/31/2011           15,773                 13,409               15,598
 9/30/2011           14,040                 12,466               13,851
10/31/2011           16,065                 13,829               15,886
11/30/2011           15,457                 13,798               15,261
12/31/2011           16,167                 13,939               15,979
 1/31/2012           17,189                 14,564               17,006
 2/29/2012           17,007                 15,194               16,817
 3/31/2012           17,882                 15,694               17,697
 4/30/2012           18,393                 15,595               18,230
 5/31/2012           17,553                 14,658               17,398
 6/30/2012           18,543                 15,262               18,361
 7/31/2012           18,909                 15,474               18,710
 8/31/2012           18,881                 15,822               18,659
 9/30/2012           18,528                 16,231               18,292
10/31/2012           18,386                 15,932               18,124
11/30/2012           18,322                 16,024               18,034
12/31/2012           18,993                 16,170               18,714
 1/31/2013           19,664                 17,008               19,350
 2/28/2013           19,880                 17,239               19,511
 3/31/2013           20,428                 17,885               20,031
 4/30/2013           21,808                 18,230               21,409
 5/31/2013           20,507                 18,656               20,127
 6/30/2013           20,124                 18,406               19,773
 7/31/2013           20,299                 19,342               19,925
 8/31/2013           18,870                 18,782               18,558
 9/30/2013           19,458                 19,371               19,151
10/31/2013           20,276                 20,261               19,930
11/30/2013           19,195                 20,879               18,837
12/31/2013           19,257                 21,407               18,942
 1/31/2014           20,074                 20,667               19,711
 2/28/2014           21,091                 21,613               20,720
 3/31/2014           21,229                 21,794               20,902
 4/30/2014           21,997                 21,955               21,671
 5/31/2014           22,519                 22,471               22,205
 6/30/2014           22,753                 22,935               22,396
 7/31/2014           22,768                 22,619               22,443
 8/31/2014           23,415                 23,523               23,068
 9/30/2014           22,008                 23,194               21,725
10/31/2014           24,291                 23,760               24,055
11/30/2014           24,795                 24,399               24,562
12/31/2014           25,249                 24,338               25,003
 1/31/2015           26,989                 23,607               26,676
 2/28/2015           25,989                 24,964               25,720
 3/31/2015           26,450                 24,569               26,182
 4/30/2015           24,894                 24,805               24,665
 5/31/2015           24,832                 25,124               24,655
 6/30/2015           23,744                 24,637               23,564
 7/31/2015           25,107                 25,154               24,962
 8/31/2015           23,581                 23,636               23,499
 9/30/2015           24,328                 23,051               24,292
10/31/2015           25,722                 24,996               25,708
11/30/2015           25,582                 25,070               25,566
12/31/2015           26,066                 24,674               26,123
 1/31/2016           25,186                 23,450               25,092
 2/29/2016           25,099                 23,418               24,868
 3/31/2016           27,690                 25,007               27,460
 4/30/2016           26,999                 25,104               26,656
 5/31/2016           27,594                 25,555               27,191
 6/30/2016           29,537                 25,621               28,950
 7/31/2016           30,795                 26,566               30,216
 8/31/2016           29,753                 26,603               29,194
 9/30/2016           29,193                 26,608               28,592
10/31/2016           27,494                 26,123               26,982
11/30/2016           26,998                 27,090               26,618
12/31/2016           28,252                 27,625               27,868
 1/31/2017           28,211                 28,149               27,628
 2/28/2017           29,152                 29,267               28,596
 3/31/2017           28,475                 29,301               27,792
 4/30/2017           28,500                 29,602               27,726
 5/31/2017           28,360                 30,019               27,572
 6/30/2017           28,957                 30,206               28,247
 7/31/2017           29,322                 30,827               28,506
 8/31/2017           29,355                 30,922               28,279
 9/30/2017           29,263                 31,560               28,355
10/31/2017           29,105                 32,296               28,046
11/30/2017           29,920                 33,286               28,908
12/31/2017           29,865                 33,657               28,916
 1/31/2018           28,867                 35,584               27,770
 2/28/2018           26,718                 34,272               25,770
 3/31/2018           27,777                 33,401               26,769
 4/30/2018           27,913                 33,529               27,165
 5/31/2018           28,943                 34,337               28,245
 6/30/2018           30,187                 34,548               29,443
 7/31/2018           30,445                 35,834               29,605
 8/31/2018           31,305                 37,001               30,486
 9/30/2018           30,544                 37,212               29,655
10/31/2018           29,871                 34,668               28,899


AVERAGE ANNUAL                        ONE       FIVE       TEN
TOTAL RETURN                          YEAR      YEARS     YEARS
--------------                      --------  --------  ---------
                                        2.63%     8.06%     11.56%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2018 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP INTERNATIONAL PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                  Large Cap International         MSCI World ex USA
                          Portfolio             Index (net dividends)
                 -------------------------      ---------------------
10/31/2008                $10,000                      $10,000
11/30/2008                  9,399                        9,458
12/31/2008                 10,058                        9,956
 1/31/2009                  8,928                        9,027
 2/28/2009                  8,030                        8,113
 3/31/2009                  8,648                        8,648
 4/30/2009                  9,631                        9,763
 5/31/2009                 10,977                       10,998
 6/30/2009                 10,825                       10,884
 7/31/2009                 11,864                       11,906
 8/31/2009                 12,328                       12,477
 9/30/2009                 12,853                       12,992
10/31/2009                 12,520                       12,783
11/30/2009                 12,985                       13,099
12/31/2009                 13,140                       13,308
 1/31/2010                 12,460                       12,684
 2/28/2010                 12,544                       12,672
 3/31/2010                 13,334                       13,487
 4/30/2010                 13,074                       13,286
 5/31/2010                 11,649                       11,820
 6/30/2010                 11,460                       11,649
 7/31/2010                 12,643                       12,726
 8/31/2010                 12,208                       12,345
 9/30/2010                 13,409                       13,530
10/31/2010                 13,896                       14,012
11/30/2010                 13,288                       13,418
12/31/2010                 14,355                       14,499
 1/31/2011                 14,679                       14,811
 2/28/2011                 15,256                       15,360
 3/31/2011                 14,907                       15,052
 4/30/2011                 15,760                       15,872
 5/31/2011                 15,312                       15,402
 6/30/2011                 15,095                       15,182
 7/31/2011                 14,787                       14,932
 8/31/2011                 13,546                       13,670
 9/30/2011                 12,055                       12,297
10/31/2011                 13,221                       13,493
11/30/2011                 12,889                       12,869
12/31/2011                 12,593                       12,729
 1/31/2012                 13,353                       13,416
 2/29/2012                 14,001                       14,154
 3/31/2012                 13,976                       14,049
 4/30/2012                 13,707                       13,810
 5/31/2012                 12,190                       12,236
 6/30/2012                 12,998                       13,038
 7/31/2012                 13,036                       13,200
 8/31/2012                 13,477                       13,577
 9/30/2012                 13,878                       13,989
10/31/2012                 14,000                       14,087
11/30/2012                 14,283                       14,383
12/31/2012                 14,828                       14,818
 1/31/2013                 15,429                       15,547
 2/28/2013                 15,221                       15,392
 3/31/2013                 15,428                       15,514
 4/30/2013                 16,092                       16,220
 5/31/2013                 15,667                       15,857
 6/30/2013                 15,207                       15,263
 7/31/2013                 16,046                       16,075
 8/31/2013                 15,811                       15,868
 9/30/2013                 16,928                       16,989
10/31/2013                 17,479                       17,559
11/30/2013                 17,573                       17,667
12/31/2013                 17,896                       17,933
 1/31/2014                 17,096                       17,209
 2/28/2014                 18,102                       18,148
 3/31/2014                 18,052                       18,067
 4/30/2014                 18,347                       18,352
 5/31/2014                 18,602                       18,636
 6/30/2014                 18,860                       18,901
 7/31/2014                 18,423                       18,564
 8/31/2014                 18,504                       18,579
 9/30/2014                 17,716                       17,816
10/31/2014                 17,561                       17,532
11/30/2014                 17,610                       17,748
12/31/2014                 16,959                       17,158
 1/31/2015                 16,959                       17,097
 2/28/2015                 17,990                       18,118
 3/31/2015                 17,675                       17,816
 4/30/2015                 18,470                       18,587
 5/31/2015                 18,405                       18,426
 6/30/2015                 17,886                       17,902
 7/31/2015                 18,028                       18,186
 8/31/2015                 16,755                       16,861
 9/30/2015                 15,972                       16,010
10/31/2015                 17,017                       17,214
11/30/2015                 16,858                       16,940
12/31/2015                 16,473                       16,637
 1/31/2016                 15,565                       15,491
 2/29/2016                 15,127                       15,275
 3/31/2016                 16,182                       16,312
 4/30/2016                 16,613                       16,837
 5/31/2016                 16,520                       16,646
 6/30/2016                 16,133                       16,140
 7/31/2016                 16,811                       16,934
 8/31/2016                 16,905                       16,950
 9/30/2016                 17,132                       17,156
10/31/2016                 16,796                       16,823
11/30/2016                 16,564                       16,553
12/31/2016                 16,994                       17,094
 1/31/2017                 17,609                       17,603
 2/28/2017                 17,765                       17,806
 3/31/2017                 18,260                       18,258
 4/30/2017                 18,677                       18,646
 5/31/2017                 19,268                       19,267
 6/30/2017                 19,369                       19,286
 7/31/2017                 19,933                       19,860
 8/31/2017                 19,977                       19,855
 9/30/2017                 20,464                       20,370
10/31/2017                 20,791                       20,648
11/30/2017                 20,968                       20,857
12/31/2017                 21,305                       21,232
 1/31/2018                 22,355                       22,221
 2/28/2018                 21,216                       21,165
 3/31/2018                 21,094                       20,799
 4/30/2018                 21,433                       21,276
 5/31/2018                 21,103                       20,873
 6/30/2018                 20,805                       20,644
 7/31/2018                 21,357                       21,151
 8/31/2018                 20,923                       20,751
 9/30/2018                 21,095                       20,914
10/31/2018                 19,342                       19,252


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -6.97%     2.05%     6.82%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                International Core Equity              MSCI World ex USA
                        Portfolio                    Index (net dividends)
                -------------------------           ----------------------
10/31/2008               $10,000                           $10,000
11/30/2008                 9,397                             9,458
12/31/2008                10,054                             9,956
 1/31/2009                 8,964                             9,027
 2/28/2009                 8,022                             8,113
 3/31/2009                 8,698                             8,648
 4/30/2009                10,008                             9,763
 5/31/2009                11,521                            10,998
 6/30/2009                11,424                            10,884
 7/31/2009                12,559                            11,906
 8/31/2009                13,257                            12,477
 9/30/2009                13,901                            12,992
10/31/2009                13,481                            12,783
11/30/2009                13,839                            13,099
12/31/2009                14,004                            13,308
 1/31/2010                13,411                            12,684
 2/28/2010                13,424                            12,672
 3/31/2010                14,426                            13,487
 4/30/2010                14,357                            13,286
 5/31/2010                12,670                            11,820
 6/30/2010                12,458                            11,649
 7/31/2010                13,776                            12,726
 8/31/2010                13,215                            12,345
 9/30/2010                14,628                            13,530
10/31/2010                15,163                            14,012
11/30/2010                14,558                            13,418
12/31/2010                15,952                            14,499
 1/31/2011                16,363                            14,811
 2/28/2011                16,916                            15,360
 3/31/2011                16,619                            15,052
 4/30/2011                17,514                            15,872
 5/31/2011                16,974                            15,402
 6/30/2011                16,674                            15,182
 7/31/2011                16,300                            14,932
 8/31/2011                14,860                            13,670
 9/30/2011                13,127                            12,297
10/31/2011                14,330                            13,493
11/30/2011                13,895                            12,869
12/31/2011                13,541                            12,729
 1/31/2012                14,536                            13,416
 2/29/2012                15,281                            14,154
 3/31/2012                15,280                            14,049
 4/30/2012                14,943                            13,810
 5/31/2012                13,156                            12,236
 6/30/2012                13,962                            13,038
 7/31/2012                13,947                            13,200
 8/31/2012                14,439                            13,577
 9/30/2012                14,952                            13,989
10/31/2012                15,116                            14,087
11/30/2012                15,371                            14,383
12/31/2012                16,079                            14,818
 1/31/2013                16,773                            15,547
 2/28/2013                16,592                            15,392
 3/31/2013                16,792                            15,514
 4/30/2013                17,441                            16,220
 5/31/2013                17,049                            15,857
 6/30/2013                16,528                            15,263
 7/31/2013                17,555                            16,075
 8/31/2013                17,371                            15,868
 9/30/2013                18,700                            16,989
10/31/2013                19,347                            17,559
11/30/2013                19,439                            17,667
12/31/2013                19,846                            17,933
 1/31/2014                19,180                            17,209
 2/28/2014                20,311                            18,148
 3/31/2014                20,268                            18,067
 4/30/2014                20,502                            18,352
 5/31/2014                20,720                            18,636
 6/30/2014                21,044                            18,901
 7/31/2014                20,476                            18,564
 8/31/2014                20,555                            18,579
 9/30/2014                19,525                            17,816
10/31/2014                19,240                            17,532
11/30/2014                19,193                            17,748
12/31/2014                18,659                            17,158
 1/31/2015                18,595                            17,097
 2/28/2015                19,791                            18,118
 3/31/2015                19,429                            17,816
 4/30/2015                20,387                            18,587
 5/31/2015                20,419                            18,426
 6/30/2015                19,934                            17,902
 7/31/2015                19,950                            18,186
 8/31/2015                18,720                            16,861
 9/30/2015                17,907                            16,010
10/31/2015                19,029                            17,214
11/30/2015                18,947                            16,940
12/31/2015                18,619                            16,637
 1/31/2016                17,475                            15,491
 2/29/2016                17,115                            15,275
 3/31/2016                18,451                            16,312
 4/30/2016                18,976                            16,837
 5/31/2016                18,911                            16,646
 6/30/2016                18,281                            16,140
 7/31/2016                19,213                            16,934
 8/31/2016                19,313                            16,950
 9/30/2016                19,688                            17,156
10/31/2016                19,337                            16,823
11/30/2016                19,103                            16,553
12/31/2016                19,614                            17,094
 1/31/2017                20,405                            17,603
 2/28/2017                20,590                            17,806
 3/31/2017                21,090                            18,258
 4/30/2017                21,646                            18,646
 5/31/2017                22,253                            19,267
 6/30/2017                22,436                            19,286
 7/31/2017                23,237                            19,860
 8/31/2017                23,340                            19,855
 9/30/2017                23,991                            20,370
10/31/2017                24,368                            20,648
11/30/2017                24,573                            20,857
12/31/2017                25,117                            21,232
 1/31/2018                26,378                            22,221
 2/28/2018                25,082                            21,165
 3/31/2018                24,875                            20,799
 4/30/2018                25,238                            21,276
 5/31/2018                24,858                            20,873
 6/30/2018                24,378                            20,644
 7/31/2018                24,868                            21,151
 8/31/2018                24,308                            20,751
 9/30/2018                24,439                            20,914
10/31/2018                22,225                            19,252


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -8.79%     2.81%     8.31%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANY PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                  [CHART]

                 International Small         MSCI World ex USA Small Cap
                  Company Portfolio             Index (net dividends)
                 ---------------------      ---------------------------
10/31/2008             $10,000                       $10,000
11/30/2008               9,484                         9,515
12/31/2008              10,262                        10,150
 1/31/2009               9,451                         9,560
 2/28/2009               8,590                         8,687
 3/31/2009               9,158                         9,245
 4/30/2009              10,372                        10,670
 5/31/2009              11,917                        12,249
 6/30/2009              12,042                        12,396
 7/31/2009              12,945                        13,393
 8/31/2009              13,766                        14,425
 9/30/2009              14,499                        15,236
10/31/2009              14,234                        15,001
11/30/2009              14,427                        15,117
12/31/2009              14,568                        15,309
 1/31/2010              14,342                        15,107
 2/28/2010              14,322                        15,020
 3/31/2010              15,345                        16,137
 4/30/2010              15,580                        16,456
 5/31/2010              13,737                        14,479
 6/30/2010              13,704                        14,343
 7/31/2010              14,957                        15,573
 8/31/2010              14,512                        15,168
 9/30/2010              16,108                        16,889
10/31/2010              16,740                        17,585
11/30/2010              16,274                        17,125
12/31/2010              18,051                        19,061
 1/31/2011              18,271                        19,161
 2/28/2011              18,828                        19,705
 3/31/2011              18,799                        19,687
 4/30/2011              19,693                        20,663
 5/31/2011              19,146                        20,091
 6/30/2011              18,757                        19,656
 7/31/2011              18,577                        19,549
 8/31/2011              17,121                        18,005
 9/30/2011              15,097                        15,938
10/31/2011              16,251                        17,232
11/30/2011              15,738                        16,366
12/31/2011              15,281                        16,047
 1/31/2012              16,583                        17,373
 2/29/2012              17,422                        18,357
 3/31/2012              17,490                        18,235
 4/30/2012              17,280                        18,141
 5/31/2012              15,269                        16,009
 6/30/2012              15,866                        16,561
 7/31/2012              15,821                        16,689
 8/31/2012              16,370                        17,168
 9/30/2012              17,053                        17,982
10/31/2012              17,165                        18,069
11/30/2012              17,311                        18,162
12/31/2012              18,162                        18,852
 1/31/2013              18,960                        19,759
 2/28/2013              18,948                        19,830
 3/31/2013              19,293                        20,217
 4/30/2013              19,806                        20,803
 5/31/2013              19,373                        20,315
 6/30/2013              18,859                        19,512
 7/31/2013              20,107                        20,731
 8/31/2013              20,038                        20,695
 9/30/2013              21,688                        22,432
10/31/2013              22,428                        23,095
11/30/2013              22,532                        23,125
12/31/2013              23,146                        23,669
 1/31/2014              22,736                        23,260
 2/28/2014              24,158                        24,579
 3/31/2014              24,122                        24,487
 4/30/2014              24,134                        24,410
 5/31/2014              24,291                        24,716
 6/30/2014              24,740                        25,277
 7/31/2014              23,953                        24,623
 8/31/2014              24,110                        24,683
 9/30/2014              22,645                        23,188
10/31/2014              22,182                        22,601
11/30/2014              21,964                        22,578
12/31/2014              21,688                        22,404
 1/31/2015              21,509                        22,206
 2/28/2015              22,888                        23,626
 3/31/2015              22,531                        23,307
 4/30/2015              23,795                        24,493
 5/31/2015              24,076                        24,640
 6/30/2015              23,710                        24,277
 7/31/2015              23,556                        24,240
 8/31/2015              22,568                        23,161
 9/30/2015              21,818                        22,328
10/31/2015              22,914                        23,653
11/30/2015              22,939                        23,602
12/31/2015              22,970                        23,627
 1/31/2016              21,475                        21,829
 2/29/2016              21,342                        21,945
 3/31/2016              23,058                        23,770
 4/30/2016              23,594                        24,520
 5/31/2016              23,728                        24,551
 6/30/2016              22,797                        23,465
 7/31/2016              24,112                        24,859
 8/31/2016              24,099                        24,650
 9/30/2016              24,810                        25,343
10/31/2016              24,158                        24,591
11/30/2016              23,723                        23,983
12/31/2016              24,302                        24,647
 1/31/2017              25,315                        25,534
 2/28/2017              25,723                        26,025
 3/31/2017              26,342                        26,523
 4/30/2017              27,201                        27,462
 5/31/2017              28,003                        28,364
 6/30/2017              28,284                        28,454
 7/31/2017              29,275                        29,456
 8/31/2017              29,431                        29,704
 9/30/2017              30,258                        30,519
10/31/2017              30,570                        30,950
11/30/2017              30,812                        31,387
12/31/2017              31,651                        32,296
 1/31/2018              33,184                        33,803
 2/28/2018              31,756                        32,490
 3/31/2018              31,532                        32,134
 4/30/2018              31,800                        32,624
 5/31/2018              31,532                        32,392
 6/30/2018              30,915                        31,832
 7/31/2018              31,213                        32,013
 8/31/2018              30,736                        31,792
 9/30/2018              30,559                        31,561
10/31/2018              27,653                        28,552

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -9.54%     4.28%     10.71%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
GLOBAL SMALL COMPANY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD SMALL CAP INDEX (NET DIVIDENDS)
JANUARY 18, 2017-OCTOBER 31, 2018

                                    [CHART]


                   Global Small           MSCI All Country World
                Company Portfolio    Small Cap Index (net dividends)
               ------------------    -------------------------------
    1/18/2017        $10,000                     $10,000
    1/31/2017         10,100                      10,072
    2/28/2017         10,280                      10,318
    3/31/2017         10,400                      10,415
    4/30/2017         10,570                      10,614
    5/31/2017         10,550                      10,682
    6/30/2017         10,740                      10,839
    7/31/2017         10,970                      11,100
    8/31/2017         10,890                      11,119
    9/30/2017         11,380                      11,508
   10/31/2017         11,530                      11,701
   11/30/2017         11,770                      11,951
   12/31/2017         11,921                      12,160
    1/31/2018         12,360                      12,622
    2/28/2018         11,819                      12,116
    3/31/2018         11,839                      12,103
    4/30/2018         11,910                      12,200
    5/31/2018         12,155                      12,459
    6/30/2018         12,023                      12,338
    7/31/2018         12,227                      12,488
    8/31/2018         12,360                      12,710
    9/30/2018         12,125                      12,506
   10/31/2018         10,951                      11,259

AVERAGE ANNUAL                         ONE       SINCE
TOTAL RETURN                           YEAR    INCEPTION
--------------                      ---------  ---------
                                        -5.02%     5.23%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JAPANESE SMALL COMPANY PORTFOLIO VS.
MSCI JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                  Japanese Small Company          MSCI Japan Small Cap
                         Portfolio                Index (net dividends)
              -------------------------------     ---------------------
10/31/2008                $10,000                       $10,000
11/30/2008                 10,259                        10,408
12/31/2008                 11,303                        11,219
 1/31/2009                 10,527                        10,631
 2/28/2009                  9,152                         9,233
 3/31/2009                  9,576                         9,559
 4/30/2009                  9,956                        10,048
 5/31/2009                 11,181                        11,278
 6/30/2009                 11,920                        11,995
 7/31/2009                 12,168                        12,295
 8/31/2009                 12,807                        12,985
 9/30/2009                 12,669                        12,933
10/31/2009                 12,208                        12,460
11/30/2009                 11,714                        12,015
12/31/2009                 11,665                        11,790
 1/31/2010                 11,820                        12,045
 2/28/2010                 12,043                        12,273
 3/31/2010                 12,655                        12,832
 4/30/2010                 13,024                        13,179
 5/31/2010                 11,933                        12,265
 6/30/2010                 12,117                        12,319
 7/31/2010                 12,325                        12,469
 8/31/2010                 11,987                        12,205
 9/30/2010                 12,517                        12,704
10/31/2010                 12,248                        12,599
11/30/2010                 12,552                        12,845
12/31/2010                 13,707                        14,141
 1/31/2011                 14,012                        14,309
 2/28/2011                 14,658                        14,885
 3/31/2011                 13,742                        13,966
 4/30/2011                 13,672                        13,979
 5/31/2011                 13,445                        13,771
 6/30/2011                 14,114                        14,284
 7/31/2011                 14,625                        14,877
 8/31/2011                 14,228                        14,269
 9/30/2011                 14,151                        14,282
10/31/2011                 13,420                        13,755
11/30/2011                 13,640                        13,383
12/31/2011                 13,568                        13,591
 1/31/2012                 14,421                        14,149
 2/29/2012                 14,438                        14,303
 3/31/2012                 14,847                        14,685
 4/30/2012                 14,536                        14,472
 5/31/2012                 13,319                        13,270
 6/30/2012                 14,025                        13,837
 7/31/2012                 13,549                        13,620
 8/31/2012                 13,549                        13,542
 9/30/2012                 13,743                        13,917
10/31/2012                 13,447                        13,616
11/30/2012                 13,636                        13,710
12/31/2012                 14,133                        14,136
 1/31/2013                 14,576                        14,665
 2/28/2013                 14,929                        15,163
 3/31/2013                 16,069                        16,388
 4/30/2013                 16,920                        17,465
 5/31/2013                 15,535                        16,081
 6/30/2013                 15,671                        16,038
 7/31/2013                 16,042                        16,299
 8/31/2013                 15,680                        16,078
 9/30/2013                 17,444                        17,909
10/31/2013                 17,490                        17,835
11/30/2013                 17,354                        17,718
12/31/2013                 17,477                        17,860
 1/31/2014                 17,291                        17,808
 2/28/2014                 17,216                        17,413
 3/31/2014                 17,300                        17,458
 4/30/2014                 17,039                        17,133
 5/31/2014                 17,477                        17,695
 6/30/2014                 18,707                        18,948
 7/31/2014                 18,586                        19,050
 8/31/2014                 18,763                        18,913
 9/30/2014                 18,176                        18,281
10/31/2014                 17,840                        17,792
11/30/2014                 17,170                        17,591
12/31/2014                 17,314                        17,776
 1/31/2015                 17,730                        18,372
 2/28/2015                 18,460                        19,034
 3/31/2015                 18,687                        19,402
 4/30/2015                 19,142                        19,764
 5/31/2015                 19,331                        19,998
 6/30/2015                 19,729                        20,290
 7/31/2015                 19,606                        20,212
 8/31/2015                 19,000                        19,520
 9/30/2015                 18,422                        18,819
10/31/2015                 19,378                        20,075
11/30/2015                 19,805                        20,331
12/31/2015                 19,736                        20,499
 1/31/2016                 18,737                        19,194
 2/29/2016                 18,075                        18,996
 3/31/2016                 19,256                        20,181
 4/30/2016                 19,496                        21,059
 5/31/2016                 19,986                        21,064
 6/30/2016                 19,890                        20,939
 7/31/2016                 20,956                        22,062
 8/31/2016                 20,466                        21,281
 9/30/2016                 21,695                        22,428
10/31/2016                 22,099                        22,727
11/30/2016                 21,388                        21,658
12/31/2016                 21,544                        22,050
 1/31/2017                 22,484                        22,883
 2/28/2017                 23,248                        23,586
 3/31/2017                 23,355                        23,543
 4/30/2017                 23,620                        23,946
 5/31/2017                 24,501                        24,826
 6/30/2017                 25,050                        25,060
 7/31/2017                 25,833                        25,728
 8/31/2017                 26,391                        26,207
 9/30/2017                 26,979                        26,622
10/31/2017                 27,968                        27,534
11/30/2017                 28,663                        28,503
12/31/2017                 29,231                        28,943
 1/31/2018                 30,625                        30,170
 2/28/2018                 29,943                        29,806
 3/31/2018                 29,732                        29,549
 4/30/2018                 29,672                        29,589
 5/31/2018                 29,271                        29,522
 6/30/2018                 28,488                        28,618
 7/31/2018                 28,468                        28,370
 8/31/2018                 28,057                        28,189
 9/30/2018                 28,529                        28,582
10/31/2018                 25,780                        25,878

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -7.82%     8.07%     9.93%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
ASIA PACIFIC SMALL COMPANY PORTFOLIO VS.
MSCI PACIFIC EX JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                    Asia Pacific Small       MSCI Pacific ex Japan Small Cap
                     Company Portfolio           Index (net dividends)
              -----------------------------  -------------------------------
10/31/2008                $10,000                       $10,000
11/30/2008                  9,041                         8,909
12/31/2008                 10,026                         9,944
 1/31/2009                  8,786                         8,849
 2/28/2009                  8,303                         8,299
 3/31/2009                  9,590                         9,489
 4/30/2009                 11,018                        11,187
 5/31/2009                 13,865                        13,870
 6/30/2009                 13,965                        14,260
 7/31/2009                 15,976                        16,319
 8/31/2009                 16,706                        17,158
 9/30/2009                 18,002                        18,595
10/31/2009                 18,395                        19,041
11/30/2009                 19,253                        19,588
12/31/2009                 19,756                        20,371
 1/31/2010                 18,681                        19,068
 2/28/2010                 19,006                        19,307
 3/31/2010                 20,569                        20,899
 4/30/2010                 20,840                        21,483
 5/31/2010                 17,952                        18,239
 6/30/2010                 17,727                        18,135
 7/31/2010                 19,689                        19,980
 8/31/2010                 19,662                        19,936
 9/30/2010                 22,644                        22,929
10/31/2010                 23,611                        23,947
11/30/2010                 23,289                        23,627
12/31/2010                 25,567                        26,012
 1/31/2011                 25,014                        25,255
 2/28/2011                 25,167                        25,394
 3/31/2011                 25,695                        26,173
 4/30/2011                 26,774                        27,232
 5/31/2011                 25,981                        26,608
 6/30/2011                 25,098                        25,662
 7/31/2011                 25,503                        26,041
 8/31/2011                 23,718                        24,230
 9/30/2011                 19,291                        19,824
10/31/2011                 22,291                        23,072
11/30/2011                 21,691                        21,499
12/31/2011                 20,421                        20,810
 1/31/2012                 22,527                        22,970
 2/29/2012                 24,229                        24,756
 3/31/2012                 23,867                        23,981
 4/30/2012                 23,766                        24,111
 5/31/2012                 20,798                        20,981
 6/30/2012                 21,229                        21,275
 7/31/2012                 21,536                        21,974
 8/31/2012                 22,251                        22,325
 9/30/2012                 23,346                        23,513
10/31/2012                 23,871                        23,998
11/30/2012                 24,200                        24,235
12/31/2012                 25,327                        24,843
 1/31/2013                 26,591                        26,160
 2/28/2013                 26,698                        26,470
 3/31/2013                 26,814                        26,537
 4/30/2013                 26,358                        26,326
 5/31/2013                 24,392                        24,388
 6/30/2013                 22,671                        22,302
 7/31/2013                 23,776                        23,194
 8/31/2013                 23,957                        23,395
 9/30/2013                 25,635                        25,195
10/31/2013                 26,368                        25,637
11/30/2013                 25,433                        24,554
12/31/2013                 25,745                        24,670
 1/31/2014                 24,526                        23,527
 2/28/2014                 25,933                        24,794
 3/31/2014                 26,310                        25,251
 4/30/2014                 26,365                        25,416
 5/31/2014                 26,388                        25,624
 6/30/2014                 26,576                        25,762
 7/31/2014                 27,130                        26,324
 8/31/2014                 27,551                        26,526
 9/30/2014                 25,002                        24,089
10/31/2014                 25,357                        24,373
11/30/2014                 24,348                        23,601
12/31/2014                 23,633                        23,009
 1/31/2015                 23,072                        22,556
 2/28/2015                 24,194                        23,650
 3/31/2015                 23,843                        23,224
 4/30/2015                 25,759                        24,557
 5/31/2015                 26,039                        24,437
 6/30/2015                 24,194                        22,678
 7/31/2015                 23,014                        21,654
 8/31/2015                 21,039                        19,635
 9/30/2015                 20,736                        19,229
10/31/2015                 22,266                        20,797
11/30/2015                 22,184                        20,626
12/31/2015                 22,792                        20,976
 1/31/2016                 21,138                        19,153
 2/29/2016                 21,442                        19,621
 3/31/2016                 23,996                        21,886
 4/30/2016                 24,312                        22,279
 5/31/2016                 24,045                        21,908
 6/30/2016                 24,434                        22,057
 7/31/2016                 26,112                        23,688
 8/31/2016                 25,918                        23,511
 9/30/2016                 26,684                        24,004
10/31/2016                 25,869                        22,994
11/30/2016                 25,358                        22,626
12/31/2016                 25,071                        22,545
 1/31/2017                 26,207                        23,272
 2/28/2017                 26,939                        23,938
 3/31/2017                 27,394                        24,290
 4/30/2017                 27,116                        24,191
 5/31/2017                 27,078                        24,341
 6/30/2017                 28,088                        25,093
 7/31/2017                 28,972                        25,709
 8/31/2017                 29,275                        26,002
 9/30/2017                 29,275                        26,162
10/31/2017                 29,931                        26,845
11/30/2017                 30,284                        27,353
12/31/2017                 31,379                        28,404
 1/31/2018                 32,694                        29,645
 2/28/2018                 31,616                        28,726
 3/31/2018                 31,169                        27,888
 4/30/2018                 31,064                        28,026
 5/31/2018                 31,590                        28,160
 6/30/2018                 30,656                        27,349
 7/31/2018                 30,735                        27,407
 8/31/2018                 30,039                        26,958
 9/30/2018                 30,025                        26,922
10/31/2018                 27,383                        24,430

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -8.51%     0.76%     10.60%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNITED KINGDOM SMALL COMPANY PORTFOLIO VS.
MSCI UNITED KINGDOM SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                  [CHART]

                United Kingdom Small Company        MSCI UK Small Cap
                        Portfolio                 Index (net dividends)
              ------------------------------     -----------------------
10/31/2008               $10,000                        $10,000
11/30/2008                 9,285                         9,073
12/31/2008                 9,073                         8,842
 1/31/2009                 8,853                         8,794
 2/28/2009                 8,485                         8,502
 3/31/2009                 8,849                         8,996
 4/30/2009                10,700                        11,062
 5/31/2009                11,792                        12,230
 6/30/2009                11,843                        12,317
 7/31/2009                12,868                        13,450
 8/31/2009                13,865                        14,747
 9/30/2009                14,267                        15,087
10/31/2009                14,281                        15,109
11/30/2009                14,231                        14,952
12/31/2009                14,524                        15,321
 1/31/2010                14,378                        15,250
 2/28/2010                13,884                        14,567
 3/31/2010                15,042                        15,851
 4/30/2010                15,588                        16,483
 5/31/2010                13,819                        14,502
 6/30/2010                14,079                        14,565
 7/31/2010                15,975                        16,317
 8/31/2010                15,380                        15,873
 9/30/2010                17,017                        17,622
10/31/2010                17,904                        18,374
11/30/2010                17,017                        17,608
12/31/2010                18,747                        19,451
 1/31/2011                19,015                        19,639
 2/28/2011                19,582                        20,157
 3/31/2011                19,209                        19,809
 4/30/2011                20,905                        21,625
 5/31/2011                20,770                        21,351
 6/30/2011                20,107                        20,632
 7/31/2011                19,964                        20,575
 8/31/2011                17,966                        18,476
 9/30/2011                16,147                        16,528
10/31/2011                17,853                        18,334
11/30/2011                17,305                        17,622
12/31/2011                16,761                        17,034
 1/31/2012                18,234                        18,762
 2/29/2012                19,724                        20,505
 3/31/2012                20,140                        20,572
 4/30/2012                20,481                        20,922
 5/31/2012                18,168                        18,330
 6/30/2012                19,051                        19,203
 7/31/2012                19,366                        19,552
 8/31/2012                20,419                        20,587
 9/30/2012                21,463                        21,686
10/31/2012                21,928                        22,135
11/30/2012                22,062                        22,143
12/31/2012                23,267                        23,161
 1/31/2013                23,675                        23,771
 2/28/2013                23,882                        23,905
 3/31/2013                24,589                        24,549
 4/30/2013                25,203                        25,162
 5/31/2013                25,427                        25,502
 6/30/2013                24,866                        24,583
 7/31/2013                26,959                        26,630
 8/31/2013                27,145                        26,995
 9/30/2013                28,970                        29,021
10/31/2013                30,001                        30,042
11/30/2013                30,675                        30,750
12/31/2013                32,358                        32,235
 1/31/2014                31,584                        31,550
 2/28/2014                34,405                        34,610
 3/31/2014                33,340                        33,361
 4/30/2014                32,782                        32,563
 5/31/2014                32,740                        32,626
 6/30/2014                32,702                        32,549
 7/31/2014                31,674                        31,629
 8/31/2014                32,142                        31,962
 9/30/2014                30,306                        30,087
10/31/2014                30,221                        29,895
11/30/2014                29,986                        29,905
12/31/2014                30,460                        30,396
 1/31/2015                29,761                        29,568
 2/28/2015                32,549                        32,489
 3/31/2015                30,847                        30,993
 4/30/2015                32,788                        32,981
 5/31/2015                34,425                        34,494
 6/30/2015                34,323                        34,537
 7/31/2015                34,387                        34,784
 8/31/2015                32,926                        33,415
 9/30/2015                31,926                        32,183
10/31/2015                33,072                        33,609
11/30/2015                33,016                        33,336
12/31/2015                32,647                        32,980
 1/31/2016                30,054                        29,779
 2/29/2016                29,507                        29,467
 3/31/2016                31,268                        31,545
 4/30/2016                31,419                        31,968
 5/31/2016                31,912                        32,889
 6/30/2016                27,881                        28,214
 7/31/2016                29,386                        29,836
 8/31/2016                30,006                        30,336
 9/30/2016                30,035                        30,594
10/31/2016                27,713                        28,268
11/30/2016                28,364                        28,902
12/31/2016                28,907                        29,533
 1/31/2017                29,824                        30,207
 2/28/2017                30,266                        30,914
 3/31/2017                31,036                        31,408
 4/30/2017                33,378                        33,927
 5/31/2017                33,734                        34,611
 6/30/2017                33,053                        33,831
 7/31/2017                34,338                        35,306
 8/31/2017                33,706                        34,912
 9/30/2017                35,454                        36,680
10/31/2017                35,827                        37,350
11/30/2017                35,783                        37,489
12/31/2017                37,118                        39,116
 1/31/2018                38,298                        40,520
 2/28/2018                35,664                        38,102
 3/31/2018                36,248                        38,534
 4/30/2018                37,416                        39,909
 5/31/2018                37,332                        39,782
 6/30/2018                36,994                        39,465
 7/31/2018                36,779                        39,335
 8/31/2018                36,204                        38,751
 9/30/2018                35,772                        37,942
10/31/2018                32,482                        34,418

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -9.34%     1.60%     12.50%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
CONTINENTAL SMALL COMPANY PORTFOLIO VS.
MSCI EUROPE EX UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                 Continental Small Company           MSCI Europe ex UK
                         Portfolio             Small Cap Index (net dividends)
                 -------------------------    --------------------------------
10/31/2008                   $10,000                         $10,000
11/30/2008                     9,217                           9,171
12/31/2008                    10,178                          10,018
 1/31/2009                     9,021                           9,119
 2/28/2009                     8,237                           8,316
 3/31/2009                     8,829                           8,959
 4/30/2009                    10,267                          10,824
 5/31/2009                    11,760                          12,440
 6/30/2009                    11,608                          12,280
 7/31/2009                    12,529                          13,383
 8/31/2009                    13,573                          14,756
 9/30/2009                    14,731                          16,170
10/31/2009                    14,312                          15,729
11/30/2009                    14,741                          16,052
12/31/2009                    14,690                          16,125
 1/31/2010                    14,441                          15,910
 2/28/2010                    14,135                          15,457
 3/31/2010                    15,177                          16,710
 4/30/2010                    15,034                          16,605
 5/31/2010                    12,892                          14,036
 6/30/2010                    12,801                          13,826
 7/31/2010                    14,334                          15,483
 8/31/2010                    13,674                          14,747
 9/30/2010                    15,564                          17,023
10/31/2010                    16,437                          18,115
11/30/2010                    15,156                          16,742
12/31/2010                    17,124                          19,086
 1/31/2011                    17,602                          19,518
 2/28/2011                    17,895                          19,849
 3/31/2011                    18,501                          20,519
 4/30/2011                    19,741                          21,952
 5/31/2011                    19,067                          21,115
 6/30/2011                    18,447                          20,433
 7/31/2011                    17,397                          19,193
 8/31/2011                    15,614                          17,188
 9/30/2011                    13,248                          14,606
10/31/2011                    14,614                          16,206
11/30/2011                    13,637                          14,940
12/31/2011                    13,104                          14,432
 1/31/2012                    14,344                          15,863
 2/29/2012                    15,255                          17,081
 3/31/2012                    15,285                          16,942
 4/30/2012                    14,924                          16,660
 5/31/2012                    12,882                          14,375
 6/30/2012                    13,436                          15,084
 7/31/2012                    13,303                          15,030
 8/31/2012                    13,896                          15,685
 9/30/2012                    14,627                          16,530
10/31/2012                    14,884                          16,814
11/30/2012                    15,069                          17,072
12/31/2012                    15,978                          17,993
 1/31/2013                    17,184                          19,458
 2/28/2013                    17,009                          19,398
 3/31/2013                    16,627                          18,900
 4/30/2013                    17,297                          19,634
 5/31/2013                    17,617                          20,079
 6/30/2013                    17,029                          19,186
 7/31/2013                    18,506                          20,931
 8/31/2013                    18,527                          20,892
 9/30/2013                    20,137                          22,678
10/31/2013                    21,282                          24,043
11/30/2013                    21,661                          24,471
12/31/2013                    22,263                          25,106
 1/31/2014                    22,126                          24,898
 2/28/2014                    24,062                          27,074
 3/31/2014                    24,178                          27,097
 4/30/2014                    24,399                          27,211
 5/31/2014                    24,494                          27,517
 6/30/2014                    24,276                          27,248
 7/31/2014                    22,845                          25,641
 8/31/2014                    22,567                          25,435
 9/30/2014                    21,354                          24,033
10/31/2014                    20,712                          23,248
11/30/2014                    21,204                          23,929
12/31/2014                    20,531                          23,358
 1/31/2015                    20,659                          23,412
 2/28/2015                    22,076                          25,139
 3/31/2015                    21,969                          24,886
 4/30/2015                    23,138                          26,217
 5/31/2015                    23,160                          26,043
 6/30/2015                    22,661                          25,427
 7/31/2015                    23,292                          26,370
 8/31/2015                    22,411                          25,351
 9/30/2015                    21,614                          24,494
10/31/2015                    22,651                          25,894
11/30/2015                    22,608                          25,826
12/31/2015                    22,881                          26,209
 1/31/2016                    21,328                          24,137
 2/29/2016                    21,284                          24,221
 3/31/2016                    23,092                          26,394
 4/30/2016                    23,563                          26,723
 5/31/2016                    23,607                          26,838
 6/30/2016                    22,312                          25,094
 7/31/2016                    23,772                          26,722
 8/31/2016                    24,072                          26,950
 9/30/2016                    24,666                          27,597
10/31/2016                    23,942                          26,571
11/30/2016                    23,039                          25,491
12/31/2016                    24,223                          26,839
 1/31/2017                    25,286                          27,887
 2/28/2017                    25,543                          28,205
 3/31/2017                    26,639                          29,376
 4/30/2017                    28,273                          31,183
 5/31/2017                    29,828                          32,863
 6/30/2017                    29,827                          32,701
 7/31/2017                    30,959                          34,183
 8/31/2017                    31,027                          34,476
 9/30/2017                    32,062                          35,655
10/31/2017                    32,006                          35,666
11/30/2017                    32,062                          35,846
12/31/2017                    32,733                          36,763
 1/31/2018                    34,989                          39,277
 2/28/2018                    33,500                          37,545
 3/31/2018                    32,985                          36,854
 4/30/2018                    33,054                          37,476
 5/31/2018                    32,401                          36,547
 6/30/2018                    31,738                          36,094
 7/31/2018                    32,599                          37,000
 8/31/2018                    32,192                          36,667
 9/30/2018                    31,569                          35,922
10/31/2018                    28,441                          32,281



AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  ---------
                                        -11.14%     5.97%     11.02%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO VS.
S&P GLOBAL EX U.S. REIT INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                     DFA International
                  Real Estate Securities               S&P Global ex U.S.
                         Portfolio                 REIT Index (net dividends)
                --------------------------        ----------------------------
10/31/2008                $10,000                          $10,000
11/30/2008                  9,306                            9,331
12/31/2008                  9,693                            9,616
 1/31/2009                  8,682                            8,700
 2/28/2009                  7,523                            7,567
 3/31/2009                  8,041                            8,014
 4/30/2009                  8,855                            8,931
 5/31/2009                 10,039                            9,925
 6/30/2009                 10,261                           10,160
 7/31/2009                 11,173                           11,068
 8/31/2009                 12,407                           12,416
 9/30/2009                 13,196                           13,260
10/31/2009                 12,925                           13,051
11/30/2009                 13,073                           13,060
12/31/2009                 13,281                           13,284
 1/31/2010                 12,785                           12,852
 2/28/2010                 12,840                           12,803
 3/31/2010                 13,281                           13,248
 4/30/2010                 13,391                           13,404
 5/31/2010                 11,986                           11,931
 6/30/2010                 12,014                           11,978
 7/31/2010                 13,419                           13,282
 8/31/2010                 13,446                           13,320
 9/30/2010                 14,742                           14,598
10/31/2010                 15,375                           15,195
11/30/2010                 14,411                           14,262
12/31/2010                 15,684                           15,530
 1/31/2011                 15,747                           15,527
 2/28/2011                 16,403                           16,153
 3/31/2011                 16,434                           16,194
 4/30/2011                 17,465                           17,200
 5/31/2011                 17,371                           17,104
 6/30/2011                 17,246                           16,937
 7/31/2011                 16,965                           16,694
 8/31/2011                 16,278                           16,004
 9/30/2011                 14,184                           14,032
10/31/2011                 15,309                           15,183
11/30/2011                 14,997                           14,558
12/31/2011                 14,468                           14,193
 1/31/2012                 15,459                           15,112
 2/29/2012                 15,988                           15,720
 3/31/2012                 16,186                           15,779
 4/30/2012                 16,516                           16,158
 5/31/2012                 15,558                           15,104
 6/30/2012                 16,582                           16,137
 7/31/2012                 17,342                           17,013
 8/31/2012                 17,606                           17,173
 9/30/2012                 18,003                           17,631
10/31/2012                 18,730                           18,280
11/30/2012                 18,862                           18,408
12/31/2012                 19,302                           18,723
 1/31/2013                 19,601                           19,204
 2/28/2013                 19,750                           19,376
 3/31/2013                 20,535                           20,111
 4/30/2013                 21,617                           21,166
 5/31/2013                 19,638                           19,257
 6/30/2013                 18,929                           18,442
 7/31/2013                 19,004                           18,482
 8/31/2013                 18,294                           17,832
 9/30/2013                 19,862                           19,360
10/31/2013                 20,460                           19,935
11/30/2013                 19,825                           19,315
12/31/2013                 19,741                           19,165
 1/31/2014                 19,387                           18,819
 2/28/2014                 20,527                           19,864
 3/31/2014                 20,488                           19,791
 4/30/2014                 21,353                           20,582
 5/31/2014                 21,982                           21,198
 6/30/2014                 22,454                           21,737
 7/31/2014                 22,415                           21,773
 8/31/2014                 22,808                           22,132
 9/30/2014                 21,314                           20,646
10/31/2014                 22,140                           21,292
11/30/2014                 22,218                           21,498
12/31/2014                 21,933                           21,262
 1/31/2015                 22,770                           21,969
 2/28/2015                 23,147                           22,367
 3/31/2015                 22,519                           21,723
 4/30/2015                 23,021                           22,203
 5/31/2015                 22,393                           21,583
 6/30/2015                 21,891                           21,039
 7/31/2015                 22,058                           21,268
 8/31/2015                 20,845                           20,071
 9/30/2015                 21,012                           20,135
10/31/2015                 22,058                           21,301
11/30/2015                 21,389                           20,630
12/31/2015                 21,138                           20,509
 1/31/2016                 20,797                           19,953
 2/29/2016                 21,224                           20,605
 3/31/2016                 22,971                           22,273
 4/30/2016                 23,738                           23,047
 5/31/2016                 23,099                           22,370
 6/30/2016                 23,397                           22,565
 7/31/2016                 24,463                           23,648
 8/31/2016                 23,866                           23,114
 9/30/2016                 23,866                           23,078
10/31/2016                 22,289                           21,573
11/30/2016                 21,224                           20,553
12/31/2016                 21,790                           21,149
 1/31/2017                 22,068                           21,348
 2/28/2017                 22,486                           21,809
 3/31/2017                 22,717                           21,916
 4/30/2017                 23,135                           22,312
 5/31/2017                 23,506                           22,757
 6/30/2017                 23,181                           22,482
 7/31/2017                 23,969                           23,184
 8/31/2017                 23,969                           23,211
 9/30/2017                 23,691                           22,975
10/31/2017                 23,506                           22,803
11/30/2017                 24,340                           23,641
12/31/2017                 25,142                           24,458
 1/31/2018                 25,964                           25,239
 2/28/2018                 24,514                           23,898
 3/31/2018                 24,949                           24,150
 4/30/2018                 25,287                           24,548
 5/31/2018                 25,046                           24,260
 6/30/2018                 24,852                           24,093
 7/31/2018                 25,191                           24,388
 8/31/2018                 24,804                           24,100
 9/30/2018                 24,562                           23,754
10/31/2018                 23,450                           22,686




AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -0.24%     2.77%     8.90%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2018 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO VS.
S&P GLOBAL REIT INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                         DFA Global Real                   S&P Global
                   Estate Securities Portfolio     REIT Index (net dividends)
                   ---------------------------     --------------------------
10/31/2008                  $10,000                        $10,000
11/30/2008                    8,344                          8,343
12/31/2008                    9,324                          9,202
 1/31/2009                    7,975                          7,910
 2/28/2009                    6,592                          6,545
 3/31/2009                    6,930                          6,854
 4/30/2009                    8,363                          8,286
 5/31/2009                    9,003                          8,815
 6/30/2009                    8,953                          8,770
 7/31/2009                    9,830                          9,624
 8/31/2009                   11,044                         10,878
 9/30/2009                   11,769                         11,600
10/31/2009                   11,381                         11,236
11/30/2009                   11,853                         11,613
12/31/2009                   12,370                         12,122
 1/31/2010                   11,810                         11,592
 2/28/2010                   12,189                         11,897
 3/31/2010                   13,038                         12,724
 4/30/2010                   13,579                         13,280
 5/31/2010                   12,568                         12,241
 6/30/2010                   12,207                         11,878
 7/31/2010                   13,507                         13,086
 8/31/2010                   13,435                         13,003
 9/30/2010                   14,320                         13,859
10/31/2010                   14,952                         14,473
11/30/2010                   14,374                         13,916
12/31/2010                   15,313                         14,799
 1/31/2011                   15,642                         15,065
 2/28/2011                   16,318                         15,716
 3/31/2011                   16,202                         15,588
 4/30/2011                   17,169                         16,508
 5/31/2011                   17,266                         16,590
 6/30/2011                   16,879                         16,194
 7/31/2011                   16,918                         16,243
 8/31/2011                   16,106                         15,412
 9/30/2011                   14,211                         13,628
10/31/2011                   15,874                         15,242
11/30/2011                   15,390                         14,637
12/31/2011                   15,591                         14,889
 1/31/2012                   16,589                         15,848
 2/29/2012                   16,709                         15,977
 3/31/2012                   17,307                         16,487
 4/30/2012                   17,747                         16,931
 5/31/2012                   16,848                         16,027
 6/30/2012                   17,866                         16,989
 7/31/2012                   18,385                         17,534
 8/31/2012                   18,465                         17,592
 9/30/2012                   18,405                         17,552
10/31/2012                   18,625                         17,713
11/30/2012                   18,625                         17,724
12/31/2012                   19,204                         18,222
 1/31/2013                   19,736                         18,808
 2/28/2013                   19,928                         19,010
 3/31/2013                   20,568                         19,618
 4/30/2013                   21,825                         20,814
 5/31/2013                   20,248                         19,316
 6/30/2013                   19,736                         18,756
 7/31/2013                   19,864                         18,880
 8/31/2013                   18,735                         17,803
 9/30/2013                   19,715                         18,725
10/31/2013                   20,440                         19,444
11/30/2013                   19,545                         18,590
12/31/2013                   19,544                         18,538
 1/31/2014                   19,875                         18,850
 2/28/2014                   20,959                         19,823
 3/31/2014                   21,025                         19,841
 4/30/2014                   21,821                         20,551
 5/31/2014                   22,396                         21,079
 6/30/2014                   22,705                         21,414
 7/31/2014                   22,705                         21,425
 8/31/2014                   23,258                         21,937
 9/30/2014                   21,799                         20,543
10/31/2014                   23,501                         22,031
11/30/2014                   23,833                         22,376
12/31/2014                   23,988                         22,531
 1/31/2015                   25,366                         23,754
 2/28/2015                   24,929                         23,367
 3/31/2015                   24,952                         23,348
 4/30/2015                   24,218                         22,657
 5/31/2015                   23,919                         22,372
 6/30/2015                   23,070                         21,503
 7/31/2015                   23,942                         22,335
 8/31/2015                   22,542                         20,983
 9/30/2015                   23,070                         21,388
10/31/2015                   24,310                         22,601
11/30/2015                   23,965                         22,244
12/31/2015                   24,153                         22,433
 1/31/2016                   23,495                         21,712
 2/29/2016                   23,613                         21,914
 3/31/2016                   25,870                         23,989
 4/30/2016                   25,753                         23,899
 5/31/2016                   25,870                         23,953
 6/30/2016                   27,187                         25,063
 7/31/2016                   28,363                         26,201
 8/31/2016                   27,493                         25,339
 9/30/2016                   27,164                         25,006
10/31/2016                   25,494                         23,480
11/30/2016                   24,765                         22,832
12/31/2016                   25,739                         23,728
 1/31/2017                   25,813                         23,746
 2/28/2017                   26,556                         24,489
 3/31/2017                   26,234                         24,071
 4/30/2017                   26,407                         24,220
 5/31/2017                   26,482                         24,249
 6/30/2017                   26,704                         24,474
 7/31/2017                   27,249                         24,916
 8/31/2017                   27,323                         24,853
 9/30/2017                   27,100                         24,751
10/31/2017                   26,977                         24,491
11/30/2017                   27,818                         25,228
12/31/2017                   28,108                         25,487
 1/31/2018                   27,826                         25,079
 2/28/2018                   25,952                         23,404
 3/31/2018                   26,799                         24,011
 4/30/2018                   26,979                         24,374
 5/31/2018                   27,543                         24,893
 6/30/2018                   28,236                         25,464
 7/31/2018                   28,544                         25,677
 8/31/2018                   28,904                         26,075
 9/30/2018                   28,339                         25,456
10/31/2018                   27,492                         24,627



AVERAGE ANNUAL                        ONE       FIVE       TEN
TOTAL RETURN                          YEAR      YEARS     YEARS
--------------                      --------  --------  ---------
                                        1.91%     6.11%     10.64%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2018 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

             DFA International Small Cap Value         MSCI World ex USA
                          Portfolio             Small Cap Index (net dividends)
             ---------------------------------  -------------------------------
10/31/2008               $10,000                           $10,000
11/30/2008                 9,445                             9,515
12/31/2008                10,304                            10,150
 1/31/2009                 9,435                             9,560
 2/28/2009                 8,399                             8,687
 3/31/2009                 8,946                             9,245
 4/30/2009                10,397                            10,670
 5/31/2009                11,829                            12,249
 6/30/2009                11,790                            12,396
 7/31/2009                12,887                            13,393
 8/31/2009                14,004                            14,425
 9/30/2009                14,663                            15,236
10/31/2009                14,142                            15,001
11/30/2009                14,208                            15,117
12/31/2009                14,375                            15,309
 1/31/2010                14,099                            15,107
 2/28/2010                13,966                            15,020
 3/31/2010                15,099                            16,137
 4/30/2010                15,290                            16,456
 5/31/2010                13,232                            14,479
 6/30/2010                12,966                            14,343
 7/31/2010                14,227                            15,573
 8/31/2010                13,563                            15,168
 9/30/2010                15,086                            16,889
10/31/2010                15,558                            17,585
11/30/2010                15,115                            17,125
12/31/2010                16,977                            19,061
 1/31/2011                17,333                            19,161
 2/28/2011                17,836                            19,705
 3/31/2011                17,925                            19,687
 4/30/2011                18,695                            20,663
 5/31/2011                18,053                            20,091
 6/30/2011                17,659                            19,656
 7/31/2011                17,320                            19,549
 8/31/2011                15,673                            18,005
 9/30/2011                13,824                            15,938
10/31/2011                14,876                            17,232
11/30/2011                14,395                            16,366
12/31/2011                14,012                            16,047
 1/31/2012                15,416                            17,373
 2/29/2012                16,334                            18,357
 3/31/2012                16,355                            18,235
 4/30/2012                15,901                            18,141
 5/31/2012                13,878                            16,009
 6/30/2012                14,563                            16,561
 7/31/2012                14,521                            16,689
 8/31/2012                15,054                            17,168
 9/30/2012                15,758                            17,982
10/31/2012                15,905                            18,069
11/30/2012                16,125                            18,162
12/31/2012                17,131                            18,852
 1/31/2013                18,010                            19,759
 2/28/2013                18,117                            19,830
 3/31/2013                18,486                            20,217
 4/30/2013                19,012                            20,803
 5/31/2013                18,636                            20,315
 6/30/2013                18,069                            19,512
 7/31/2013                19,416                            20,731
 8/31/2013                19,177                            20,695
 9/30/2013                21,035                            22,432
10/31/2013                21,915                            23,095
11/30/2013                21,948                            23,125
12/31/2013                22,679                            23,669
 1/31/2014                22,367                            23,260
 2/28/2014                23,905                            24,579
 3/31/2014                24,061                            24,487
 4/30/2014                23,961                            24,410
 5/31/2014                24,150                            24,716
 6/30/2014                24,529                            25,277
 7/31/2014                23,668                            24,623
 8/31/2014                23,825                            24,683
 9/30/2014                22,438                            23,188
10/31/2014                21,944                            22,601
11/30/2014                21,787                            22,578
12/31/2014                21,548                            22,404
 1/31/2015                21,409                            22,206
 2/28/2015                23,008                            23,626
 3/31/2015                22,556                            23,307
 4/30/2015                23,691                            24,493
 5/31/2015                24,062                            24,640
 6/30/2015                23,726                            24,277
 7/31/2015                23,436                            24,240
 8/31/2015                22,435                            23,161
 9/30/2015                21,539                            22,328
10/31/2015                22,671                            23,653
11/30/2015                22,496                            23,602
12/31/2015                22,408                            23,627
 1/31/2016                20,752                            21,829
 2/29/2016                20,572                            21,945
 3/31/2016                22,226                            23,770
 4/30/2016                22,985                            24,520
 5/31/2016                22,804                            24,551
 6/30/2016                21,524                            23,465
 7/31/2016                23,074                            24,859
 8/31/2016                23,159                            24,650
 9/30/2016                23,793                            25,343
10/31/2016                23,598                            24,591
11/30/2016                23,463                            23,983
12/31/2016                24,201                            24,647
 1/31/2017                25,245                            25,534
 2/28/2017                25,575                            26,025
 3/31/2017                26,072                            26,523
 4/30/2017                26,733                            27,462
 5/31/2017                27,230                            28,364
 6/30/2017                27,723                            28,454
 7/31/2017                28,769                            29,456
 8/31/2017                28,910                            29,704
 9/30/2017                29,829                            30,519
10/31/2017                30,085                            30,950
11/30/2017                30,110                            31,387
12/31/2017                30,972                            32,296
 1/31/2018                32,334                            33,803
 2/28/2018                30,743                            32,490
 3/31/2018                30,271                            32,134
 4/30/2018                30,878                            32,624
 5/31/2018                29,988                            32,392
 6/30/2018                29,220                            31,832
 7/31/2018                29,678                            32,013
 8/31/2018                28,802                            31,792
 9/30/2018                28,935                            31,561
10/31/2018                26,064                            28,552



AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  ---------
                                        -13.37%     3.53%     10.05%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)


--------------------------------------------------------------------------------
INTERNATIONAL VECTOR EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                     International Vector          MSCI World ex USA
                       Equity Portfolio          Index (net dividends)
                    ----------------------       ---------------------
10/31/2008                $10,000                     $10,000
11/30/2008                  9,407                       9,458
12/31/2008                 10,085                       9,956
 1/31/2009                  8,998                       9,027
 2/28/2009                  8,000                       8,113
 3/31/2009                  8,758                       8,648
 4/30/2009                 10,265                       9,763
 5/31/2009                 11,847                      10,998
 6/30/2009                 11,768                      10,884
 7/31/2009                 12,930                      11,906
 8/31/2009                 13,760                      12,477
 9/30/2009                 14,452                      12,992
10/31/2009                 13,952                      12,783
11/30/2009                 14,255                      13,099
12/31/2009                 14,414                      13,308
 1/31/2010                 13,913                      12,684
 2/28/2010                 13,883                      12,672
 3/31/2010                 14,984                      13,487
 4/30/2010                 15,015                      13,286
 5/31/2010                 13,161                      11,820
 6/30/2010                 12,962                      11,649
 7/31/2010                 14,330                      12,726
 8/31/2010                 13,731                      12,345
 9/30/2010                 15,266                      13,530
10/31/2010                 15,852                      14,012
11/30/2010                 15,282                      13,418
12/31/2010                 16,909                      14,499
 1/31/2011                 17,300                      14,811
 2/28/2011                 17,878                      15,360
 3/31/2011                 17,628                      15,052
 4/30/2011                 18,520                      15,872
 5/31/2011                 17,909                      15,402
 6/30/2011                 17,541                      15,182
 7/31/2011                 17,129                      14,932
 8/31/2011                 15,606                      13,670
 9/30/2011                 13,738                      12,297
10/31/2011                 14,903                      13,493
11/30/2011                 14,440                      12,869
12/31/2011                 14,042                      12,729
 1/31/2012                 15,190                      13,416
 2/29/2012                 15,994                      14,154
 3/31/2012                 15,994                      14,049
 4/30/2012                 15,600                      13,810
 5/31/2012                 13,679                      12,236
 6/30/2012                 14,459                      13,038
 7/31/2012                 14,392                      13,200
 8/31/2012                 14,893                      13,577
 9/30/2012                 15,483                      13,989
10/31/2012                 15,633                      14,087
11/30/2012                 15,885                      14,383
12/31/2012                 16,695                      14,818
 1/31/2013                 17,440                      15,547
 2/28/2013                 17,288                      15,392
 3/31/2013                 17,484                      15,514
 4/30/2013                 18,128                      16,220
 5/31/2013                 17,722                      15,857
 6/30/2013                 17,157                      15,263
 7/31/2013                 18,257                      16,075
 8/31/2013                 18,120                      15,868
 9/30/2013                 19,559                      16,989
10/31/2013                 20,249                      17,559
11/30/2013                 20,300                      17,667
12/31/2013                 20,755                      17,933
 1/31/2014                 20,196                      17,209
 2/28/2014                 21,436                      18,148
 3/31/2014                 21,385                      18,067
 4/30/2014                 21,595                      18,352
 5/31/2014                 21,788                      18,636
 6/30/2014                 22,141                      18,901
 7/31/2014                 21,503                      18,564
 8/31/2014                 21,592                      18,579
 9/30/2014                 20,411                      17,816
10/31/2014                 20,037                      17,532
11/30/2014                 19,948                      17,748
12/31/2014                 19,454                      17,158
 1/31/2015                 19,310                      17,097
 2/28/2015                 20,612                      18,118
 3/31/2015                 20,251                      17,816
 4/30/2015                 21,300                      18,587
 5/31/2015                 21,354                      18,426
 6/30/2015                 20,866                      17,902
 7/31/2015                 20,756                      18,186
 8/31/2015                 19,564                      16,861
 9/30/2015                 18,686                      16,010
10/31/2015                 19,809                      17,214
11/30/2015                 19,717                      16,940
12/31/2015                 19,454                      16,637
 1/31/2016                 18,172                      15,491
 2/29/2016                 17,874                      15,275
 3/31/2016                 19,290                      16,312
 4/30/2016                 19,924                      16,837
 5/31/2016                 19,850                      16,646
 6/30/2016                 19,090                      16,140
 7/31/2016                 20,131                      16,934
 8/31/2016                 20,282                      16,950
 9/30/2016                 20,730                      17,156
10/31/2016                 20,445                      16,823
11/30/2016                 20,218                      16,553
12/31/2016                 20,785                      17,094
 1/31/2017                 21,666                      17,603
 2/28/2017                 21,858                      17,806
 3/31/2017                 22,378                      18,258
 4/30/2017                 22,972                      18,646
 5/31/2017                 23,547                      19,267
 6/30/2017                 23,800                      19,286
 7/31/2017                 24,711                      19,860
 8/31/2017                 24,827                      19,855
 9/30/2017                 25,561                      20,370
10/31/2017                 25,931                      20,648
11/30/2017                 26,145                      20,857
12/31/2017                 26,801                      21,232
 1/31/2018                 28,144                      22,221
 2/28/2018                 26,801                      21,165
 3/31/2018                 26,524                      20,799
 4/30/2018                 26,919                      21,276
 5/31/2018                 26,505                      20,873
 6/30/2018                 25,936                      20,644
 7/31/2018                 26,394                      21,151
 8/31/2018                 25,777                      20,751
 9/30/2018                 25,881                      20,914
10/31/2018                 23,463                      19,252


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -9.52%     2.99%     8.90%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
MAY 16, 2017-OCTOBER 31, 2018

                                        [CHART]

              International High Relative      MSCI World ex USA Index
                Profitability Portfolio            (net dividends)
              ----------------------------    -------------------------
 5/16/2017               $10,000                       $10,000
 5/31/2017                10,050                        10,017
 6/30/2017                10,038                        10,026
 7/31/2017                10,219                        10,324
 8/31/2017                10,329                        10,322
 9/30/2017                10,577                        10,590
10/31/2017                10,738                        10,734
11/30/2017                10,849                        10,843
12/31/2017                10,968                        11,038
 1/31/2018                11,463                        11,552
 2/28/2018                10,887                        11,003
 3/31/2018                10,893                        10,813
 4/30/2018                11,014                        11,061
 5/31/2018                10,974                        10,851
 6/30/2018                10,802                        10,732
 7/31/2018                11,088                        10,996
 8/31/2018                10,915                        10,788
 9/30/2018                10,941                        10,872
10/31/2018                 9,966                        10,008

AVERAGE ANNUAL                         ONE       SINCE
TOTAL RETURN                           YEAR    INCEPTION
--------------                      ---------  ---------
                                        -7.20%     -0.23%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
WORLD EX U.S. VALUE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
AUGUST 23, 2010-OCTOBER 31, 2018

                                     [CHART]


                     World Ex U.S.         MSCI All Country World
                    Value Portfolio      ex USA Index (net dividends)
                   -----------------     ----------------------------
 8/23/2010             $10,000                    $10,000
 8/31/2010               9,890                      9,920
 9/30/2010              10,980                     10,906
10/31/2010              11,350                     11,278
11/30/2010              10,850                     10,843
12/31/2010              11,859                     11,692
 1/31/2011              12,122                     11,807
 2/28/2011              12,385                     12,118
 3/31/2011              12,311                     12,090
 4/30/2011              12,899                     12,681
 5/31/2011              12,433                     12,315
 6/30/2011              12,238                     12,136
 7/31/2011              11,920                     11,971
 8/31/2011              10,670                     10,945
 9/30/2011               9,314                      9,727
10/31/2011              10,261                     10,752
11/30/2011               9,880                     10,203
12/31/2011               9,590                     10,089
 1/31/2012              10,422                     10,774
 2/29/2012              10,984                     11,379
 3/31/2012              10,811                     11,222
 4/30/2012              10,436                     11,045
 5/31/2012               9,177                      9,791
 6/30/2012               9,755                     10,369
 7/31/2012               9,703                     10,515
 8/31/2012              10,041                     10,735
 9/30/2012              10,475                     11,136
10/31/2012              10,538                     11,179
11/30/2012              10,687                     11,392
12/31/2012              11,281                     11,787
 1/31/2013              11,720                     12,266
 2/28/2013              11,442                     12,137
 3/31/2013              11,460                     12,161
 4/30/2013              11,899                     12,608
 5/31/2013              11,696                     12,316
 6/30/2013              11,154                     11,782
 7/31/2013              11,796                     12,298
 8/31/2013              11,666                     12,128
 9/30/2013              12,556                     12,971
10/31/2013              13,026                     13,447
11/30/2013              12,993                     13,470
12/31/2013              13,201                     13,589
 1/31/2014              12,652                     12,972
 2/28/2014              13,289                     13,623
 3/31/2014              13,361                     13,658
 4/30/2014              13,527                     13,839
 5/31/2014              13,760                     14,108
 6/30/2014              13,969                     14,345
 7/31/2014              13,778                     14,203
 8/31/2014              13,857                     14,281
 9/30/2014              13,101                     13,590
10/31/2014              12,921                     13,455
11/30/2014              12,864                     13,552
12/31/2014              12,384                     13,064
 1/31/2015              12,293                     13,044
 2/28/2015              13,080                     13,742
 3/31/2015              12,783                     13,520
 4/30/2015              13,604                     14,203
 5/31/2015              13,490                     13,981
 6/30/2015              13,108                     13,591
 7/31/2015              12,774                     13,553
 8/31/2015              11,805                     12,517
 9/30/2015              11,128                     11,937
10/31/2015              11,916                     12,825
11/30/2015              11,696                     12,561
12/31/2015              11,357                     12,324
 1/31/2016              10,526                     11,486
 2/29/2016              10,304                     11,354
 3/31/2016              11,258                     12,278
 4/30/2016              11,728                     12,601
 5/31/2016              11,399                     12,388
 6/30/2016              11,179                     12,199
 7/31/2016              11,763                     12,802
 8/31/2016              12,026                     12,883
 9/30/2016              12,182                     13,042
10/31/2016              12,338                     12,854
11/30/2016              12,266                     12,557
12/31/2016              12,572                     12,878
 1/31/2017              13,175                     13,334
 2/28/2017              13,283                     13,547
 3/31/2017              13,588                     13,890
 4/30/2017              13,781                     14,188
 5/31/2017              14,023                     14,648
 6/30/2017              14,148                     14,694
 7/31/2017              14,821                     15,235
 8/31/2017              14,919                     15,315
 9/30/2017              15,212                     15,599
10/31/2017              15,542                     15,893
11/30/2017              15,652                     16,022
12/31/2017              16,118                     16,380
 1/31/2018              17,149                     17,292
 2/28/2018              16,230                     16,477
 3/31/2018              16,026                     16,186
 4/30/2018              16,336                     16,445
 5/31/2018              15,728                     16,065
 6/30/2018              15,235                     15,763
 7/31/2018              15,750                     16,140
 8/31/2018              15,247                     15,802
 9/30/2018              15,438                     15,874
10/31/2018              14,110                     14,583



AVERAGE ANNUAL                         ONE       FIVE      SINCE
TOTAL RETURN                           YEAR      YEARS   INCEPTION
--------------                      ---------  --------  ---------
                                        -9.22%     1.61%     4.29%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLD EX U.S. TARGETED VALUE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
NOVEMBER 1, 2012-OCTOBER 31, 2018

                                     [CHART]


                World Ex U.S. Targeted        MSCI All Country World ex USA
                   Value Portfolio           Small Cap Index (net dividends)
               ------------------------      -------------------------------
 11/1/2012             $10,000                          $10,000
11/30/2012              10,120                           10,013
12/31/2012              10,735                           10,417
 1/31/2013              11,157                           10,868
 2/28/2013              11,147                           10,925
 3/31/2013              11,278                           11,098
 4/30/2013              11,549                           11,398
 5/31/2013              11,298                           11,175
 6/30/2013              10,766                           10,607
 7/31/2013              11,376                           11,134
 8/31/2013              11,193                           11,038
 9/30/2013              12,191                           11,920
10/31/2013              12,690                           12,289
11/30/2013              12,629                           12,257
12/31/2013              12,872                           12,472
 1/31/2014              12,497                           12,231
 2/28/2014              13,185                           12,888
 3/31/2014              13,404                           12,904
 4/30/2014              13,404                           12,883
 5/31/2014              13,633                           13,090
 6/30/2014              13,888                           13,374
 7/31/2014              13,616                           13,121
 8/31/2014              13,773                           13,215
 9/30/2014              12,908                           12,464
10/31/2014              12,698                           12,170
11/30/2014              12,571                           12,119
12/31/2014              12,294                           11,969
 1/31/2015              12,219                           11,925
 2/28/2015              12,977                           12,575
 3/31/2015              12,710                           12,439
 4/30/2015              13,511                           13,182
 5/31/2015              13,489                           13,256
 6/30/2015              13,224                           12,964
 7/31/2015              12,816                           12,717
 8/31/2015              12,088                           12,007
 9/30/2015              11,599                           11,665
10/31/2015              12,332                           12,356
11/30/2015              12,170                           12,268
12/31/2015              12,035                           12,280
 1/31/2016              11,171                           11,339
 2/29/2016              11,149                           11,377
 3/31/2016              12,256                           12,364
 4/30/2016              12,733                           12,710
 5/31/2016              12,408                           12,626
 6/30/2016              12,109                           12,256
 7/31/2016              12,909                           12,938
 8/31/2016              13,019                           12,907
 9/30/2016              13,305                           13,225
10/31/2016              13,218                           12,877
11/30/2016              13,042                           12,495
12/31/2016              13,277                           12,760
 1/31/2017              14,026                           13,249
 2/28/2017              14,357                           13,598
 3/31/2017              14,724                           13,880
 4/30/2017              15,055                           14,296
 5/31/2017              15,331                           14,684
 6/30/2017              15,481                           14,746
 7/31/2017              16,127                           15,267
 8/31/2017              16,295                           15,432
 9/30/2017              16,609                           15,764
10/31/2017              16,867                           16,058
11/30/2017              16,911                           16,297
12/31/2017              17,462                           16,798
 1/31/2018              18,401                           17,624
 2/28/2018              17,485                           16,931
 3/31/2018              17,261                           16,739
 4/30/2018              17,456                           16,932
 5/31/2018              17,078                           16,761
 6/30/2018              16,386                           16,304
 7/31/2018              16,641                           16,418
 8/31/2018              16,189                           16,258
 9/30/2018              16,093                           16,057
10/31/2018              14,580                           14,496



AVERAGE ANNUAL                         ONE        FIVE      SINCE
TOTAL RETURN                           YEAR       YEARS   INCEPTION
--------------                      ----------  --------  ---------
                                        -13.56%     2.82%     6.49%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
WORLD EX U.S. CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
APRIL 9, 2013-OCTOBER 31, 2018

                                 [CHART]

                        World Ex U.S. Core        MSCI All Country World
                         Equity Portfolio      ex USA Index (net dividends)
                        ------------------     ----------------------------
   4/9/2013                   $10,000                     $10,000
  4/30/2013                    10,160                      10,415
  5/31/2013                     9,890                      10,174
  6/30/2013                     9,485                       9,733
  7/31/2013                     9,971                      10,159
  8/31/2013                     9,830                      10,019
  9/30/2013                    10,575                      10,715
 10/31/2013                    10,962                      11,108
 11/30/2013                    10,952                      11,127
 12/31/2013                    11,104                      11,225
  1/31/2014                    10,653                      10,715
  2/28/2014                    11,227                      11,254
  3/31/2014                    11,309                      11,282
  4/30/2014                    11,422                      11,431
  5/31/2014                    11,597                      11,654
  6/30/2014                    11,810                      11,850
  7/31/2014                    11,592                      11,732
  8/31/2014                    11,706                      11,797
  9/30/2014                    11,072                      11,226
 10/31/2014                    10,957                      11,115
 11/30/2014                    10,916                      11,195
 12/31/2014                    10,565                      10,791
  1/31/2015                    10,565                      10,775
  2/28/2015                    11,162                      11,351
  3/31/2015                    10,968                      11,168
  4/30/2015                    11,608                      11,732
  5/31/2015                    11,534                      11,549
  6/30/2015                    11,209                      11,227
  7/31/2015                    10,976                      11,196
  8/31/2015                    10,234                      10,340
  9/30/2015                     9,847                       9,860
 10/31/2015                    10,465                      10,595
 11/30/2015                    10,348                      10,376
 12/31/2015                    10,164                      10,180
  1/31/2016                     9,533                       9,488
  2/29/2016                     9,372                       9,379
  3/31/2016                    10,212                      10,142
  4/30/2016                    10,459                      10,409
  5/31/2016                    10,319                      10,233
  6/30/2016                    10,173                      10,077
  7/31/2016                    10,705                      10,575
  8/31/2016                    10,792                      10,642
  9/30/2016                    10,993                      10,773
 10/31/2016                    10,840                      10,618
 11/30/2016                    10,610                      10,373
 12/31/2016                    10,812                      10,638
  1/31/2017                    11,295                      11,015
  2/28/2017                    11,493                      11,190
  3/31/2017                    11,793                      11,474
  4/30/2017                    12,068                      11,720
  5/31/2017                    12,376                      12,100
  6/30/2017                    12,475                      12,138
  7/31/2017                    12,965                      12,585
  8/31/2017                    13,087                      12,651
  9/30/2017                    13,340                      12,886
 10/31/2017                    13,586                      13,128
 11/30/2017                    13,698                      13,235
 12/31/2017                    14,074                      13,531
  1/31/2018                    14,863                      14,284
  2/28/2018                    14,142                      13,611
  3/31/2018                    14,040                      13,371
  4/30/2018                    14,142                      13,584
  5/31/2018                    13,883                      13,270
  6/30/2018                    13,468                      13,021
  7/31/2018                    13,753                      13,332
  8/31/2018                    13,423                      13,053
  9/30/2018                    13,400                      13,113
 10/31/2018                    12,198                      12,046


AVERAGE ANNUAL                         ONE       FIVE     SINCE
TOTAL RETURN                           YEAR      YEARS  INCEPTION
--------------                      ----------  ------  ---------
                                        -10.22%   2.16%     3.64%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLD CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS)
MARCH 7, 2012-OCTOBER 31, 2018

                                     [CHART]

                                                 MSCI All Country World
               World Core Equity Portfolio        Index (net dividends)
              ----------------------------      -------------------------
  3/7/2012               $10,000                        $10,000
 3/31/2012                10,170                         10,307
 4/30/2012                10,050                         10,189
 5/31/2012                 9,400                          9,276
 6/30/2012                 9,822                          9,734
 7/31/2012                 9,913                          9,867
 8/31/2012                10,175                         10,082
 9/30/2012                10,465                         10,399
10/31/2012                10,354                         10,330
11/30/2012                10,425                         10,462
12/31/2012                10,644                         10,699
 1/31/2013                11,175                         11,192
 2/28/2013                11,266                         11,190
 3/31/2013                11,598                         11,395
 4/30/2013                11,843                         11,720
 5/31/2013                11,986                         11,688
 6/30/2013                11,754                         11,346
 7/31/2013                12,382                         11,890
 8/31/2013                12,053                         11,642
 9/30/2013                12,609                         12,243
10/31/2013                13,125                         12,735
11/30/2013                13,477                         12,916
12/31/2013                13,786                         13,138
 1/31/2014                13,260                         12,613
 2/28/2014                13,902                         13,222
 3/31/2014                14,000                         13,281
 4/30/2014                14,074                         13,407
 5/31/2014                14,359                         13,693
 6/30/2014                14,684                         13,950
 7/31/2014                14,355                         13,781
 8/31/2014                14,726                         14,086
 9/30/2014                14,116                         13,629
10/31/2014                14,222                         13,725
11/30/2014                14,340                         13,954
12/31/2014                14,128                         13,685
 1/31/2015                13,902                         13,471
 2/28/2015                14,731                         14,221
 3/31/2015                14,555                         14,001
 4/30/2015                14,944                         14,407
 5/31/2015                14,987                         14,388
 6/30/2015                14,696                         14,049
 7/31/2015                14,642                         14,171
 8/31/2015                13,729                         13,200
 9/30/2015                13,239                         12,722
10/31/2015                14,135                         13,720
11/30/2015                14,113                         13,607
12/31/2015                13,780                         13,362
 1/31/2016                12,967                         12,556
 2/29/2016                12,901                         12,469
 3/31/2016                13,930                         13,393
 4/30/2016                14,140                         13,591
 5/31/2016                14,173                         13,608
 6/30/2016                14,055                         13,526
 7/31/2016                14,700                         14,109
 8/31/2016                14,789                         14,156
 9/30/2016                14,929                         14,243
10/31/2016                14,662                         14,001
11/30/2016                14,963                         14,108
12/31/2016                15,257                         14,412
 1/31/2017                15,719                         14,806
 2/28/2017                16,114                         15,222
 3/31/2017                16,308                         15,408
 4/30/2017                16,579                         15,648
 5/31/2017                16,828                         15,994
 6/30/2017                17,001                         16,066
 7/31/2017                17,467                         16,515
 8/31/2017                17,524                         16,579
 9/30/2017                17,890                         16,899
10/31/2017                18,347                         17,250
11/30/2017                18,735                         17,584
12/31/2017                19,085                         17,867
 1/31/2018                20,087                         18,875
 2/28/2018                19,235                         18,083
 3/31/2018                19,008                         17,696
 4/30/2018                19,088                         17,865
 5/31/2018                19,180                         17,887
 6/30/2018                18,969                         17,790
 7/31/2018                19,491                         18,326
 8/31/2018                19,630                         18,470
 9/30/2018                19,606                         18,551
10/31/2018                17,951                         17,161

AVERAGE ANNUAL                         ONE       FIVE      SINCE
TOTAL RETURN                           YEAR      YEARS   INCEPTION
--------------                      ---------  --------  ---------
                                        -2.16%     6.46%     9.19%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS)
NOVEMBER 14, 2011-OCTOBER 31, 2018

                                    [CHART]

              Selectively Hedged     MSCI All Country World Index
           Global Equity Portfolio        (net dividends)
           -----------------------   ----------------------------

11/14/2011        $10,000                     $10,000
11/30/2011         $9,920                      $9,873
12/31/2011         $9,828                      $9,853
 1/31/2012        $10,533                     $10,426
 2/29/2012        $11,077                     $10,951
 3/31/2012        $11,141                     $11,024
 4/30/2012        $10,939                     $10,898
 5/31/2012         $9,962                      $9,921
 6/30/2012        $10,442                     $10,410
 7/31/2012        $10,463                     $10,553
 8/31/2012        $10,748                     $10,782
 9/30/2012        $11,122                     $11,122
10/31/2012        $11,112                     $11,048
11/30/2012        $11,265                     $11,189
12/31/2012        $11,718                     $11,443
 1/31/2013        $12,225                     $11,970
 2/28/2013        $12,287                     $11,968
 3/31/2013        $12,576                     $12,187
 4/30/2013        $12,814                     $12,535
 5/31/2013        $12,897                     $12,501
 6/30/2013        $12,514                     $12,135
 7/31/2013        $13,114                     $12,716
 8/31/2013        $12,845                     $12,451
 9/30/2013        $13,569                     $13,094
10/31/2013        $14,096                     $13,621
11/30/2013        $14,324                     $13,813
12/31/2013        $14,611                     $14,052
 1/31/2014        $14,001                     $13,490
 2/28/2014        $14,675                     $14,141
 3/31/2014        $14,847                     $14,204
 4/30/2014        $14,879                     $14,339
 5/31/2014        $15,136                     $14,644
 6/30/2014        $15,500                     $14,920
 7/31/2014        $15,200                     $14,739
 8/31/2014        $15,628                     $15,065
 9/30/2014        $15,061                     $14,576
10/31/2014        $15,200                     $14,679
11/30/2014        $15,360                     $14,924
12/31/2014        $15,182                     $14,636
 1/31/2015        $14,958                     $14,408
 2/28/2015        $15,878                     $15,210
 3/31/2015        $15,766                     $14,974
 4/30/2015        $16,136                     $15,409
 5/31/2015        $16,226                     $15,388
 6/30/2015        $15,867                     $15,026
 7/31/2015        $15,754                     $15,157
 8/31/2015        $14,700                     $14,118
 9/30/2015        $14,172                     $13,606
10/31/2015        $15,148                     $14,674
11/30/2015        $15,204                     $14,553
12/31/2015        $14,728                     $14,290
 1/31/2016        $13,907                     $13,429
 2/29/2016        $13,768                     $13,336
 3/31/2016        $14,797                     $14,324
 4/30/2016        $14,948                     $14,536
 5/31/2016        $15,063                     $14,554
 6/30/2016        $14,971                     $14,466
 7/31/2016        $15,641                     $15,090
 8/31/2016        $15,792                     $15,140
 9/30/2016        $15,930                     $15,233
10/31/2016        $15,803                     $14,975
11/30/2016        $16,254                     $15,088
12/31/2016        $16,619                     $15,414
 1/31/2017        $17,012                     $15,836
 2/28/2017        $17,477                     $16,280
 3/31/2017        $17,679                     $16,479
 4/30/2017        $17,906                     $16,736
 5/31/2017        $18,072                     $17,106
 6/30/2017        $18,239                     $17,183
 7/31/2017        $18,656                     $17,664
 8/31/2017        $18,716                     $17,731
 9/30/2017        $19,121                     $18,074
10/31/2017        $19,681                     $18,449
11/30/2017        $20,002                     $18,806
12/31/2017        $20,383                     $19,109
 1/31/2018        $21,253                     $20,187
 2/28/2018        $20,396                     $19,340
 3/31/2018        $20,163                     $18,926
 4/30/2018        $20,347                     $19,106
 5/31/2018        $20,457                     $19,130
 6/30/2018        $20,224                     $19,027
 7/31/2018        $20,812                     $19,600
 8/31/2018        $20,934                     $19,754
 9/30/2018        $20,885                     $19,840
10/31/2018        $19,233                     $18,354


















































AVERAGE ANNUAL                         ONE       FIVE      SINCE
TOTAL RETURN                           YEAR      YEARS   INCEPTION
--------------                      ---------  --------  ---------
                                        -2.28%     6.41%     9.85%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                                               MSCI Emerging Markets
                Emerging Markets Portfolio     Index (net dividends)
                --------------------------     ---------------------

10/31/2008               $10,000                     $10,000
11/30/2008                 9,091                       9,247
12/31/2008                 9,800                       9,968
 1/31/2009                 9,050                       9,325
 2/28/2009                 8,457                       8,799
 3/31/2009                 9,679                      10,063
 4/30/2009                11,109                      11,738
 5/31/2009                13,002                      13,743
 6/30/2009                12,887                      13,558
 7/31/2009                14,357                      15,083
 8/31/2009                14,405                      15,029
 9/30/2009                15,668                      16,393
10/31/2009                15,339                      16,413
11/30/2009                16,251                      17,118
12/31/2009                16,833                      17,794
 1/31/2010                15,911                      16,802
 2/28/2010                16,102                      16,861
 3/31/2010                17,445                      18,222
 4/30/2010                17,545                      18,443
 5/31/2010                15,908                      16,821
 6/30/2010                15,932                      16,697
 7/31/2010                17,331                      18,088
 8/31/2010                16,925                      17,736
 9/30/2010                18,844                      19,707
10/31/2010                19,410                      20,280
11/30/2010                18,970                      19,744
12/31/2010                20,505                      21,153
 1/31/2011                19,970                      20,579
 2/28/2011                19,823                      20,387
 3/31/2011                20,920                      21,586
 4/30/2011                21,649                      22,256
 5/31/2011                21,047                      21,672
 6/30/2011                20,790                      21,338
 7/31/2011                20,622                      21,244
 8/31/2011                18,947                      19,345
 9/30/2011                16,079                      16,525
10/31/2011                18,086                      18,714
11/30/2011                17,449                      17,466
12/31/2011                16,934                      17,256
 1/31/2012                18,751                      19,213
 2/29/2012                19,763                      20,364
 3/31/2012                19,243                      19,684
 4/30/2012                18,893                      19,449
 5/31/2012                16,856                      17,268
 6/30/2012                17,680                      17,934
 7/31/2012                17,823                      18,284
 8/31/2012                17,931                      18,223
 9/30/2012                18,932                      19,323
10/31/2012                18,824                      19,206
11/30/2012                19,070                      19,450
12/31/2012                20,178                      20,401
 1/31/2013                20,281                      20,682
 2/28/2013                20,039                      20,422
 3/31/2013                19,749                      20,070
 4/30/2013                19,962                      20,222
 5/31/2013                19,309                      19,703
 6/30/2013                18,093                      18,448
 7/31/2013                18,352                      18,641
 8/31/2013                17,916                      18,321
 9/30/2013                19,193                      19,512
10/31/2013                20,063                      20,460
11/30/2013                19,758                      20,161
12/31/2013                19,549                      19,870
 1/31/2014                18,186                      18,580
 2/28/2014                18,841                      19,195
 3/31/2014                19,496                      19,784
 4/30/2014                19,609                      19,850
 5/31/2014                20,272                      20,543
 6/30/2014                20,829                      21,089
 7/31/2014                21,071                      21,497
 8/31/2014                21,722                      21,981
 9/30/2014                20,117                      20,352
10/31/2014                20,331                      20,592
11/30/2014                20,125                      20,374
12/31/2014                19,214                      19,435
 1/31/2015                19,337                      19,552
 2/28/2015                19,920                      20,157
 3/31/2015                19,498                      19,870
 4/30/2015                20,795                      21,399
 5/31/2015                19,959                      20,542
 6/30/2015                19,472                      20,008
 7/31/2015                18,217                      18,621
 8/31/2015                16,708                      16,937
 9/30/2015                16,254                      16,428
10/31/2015                17,233                      17,599
11/30/2015                16,635                      16,913
12/31/2015                16,176                      16,536
 1/31/2016                15,488                      15,463
 2/29/2016                15,394                      15,438
 3/31/2016                17,425                      17,481
 4/30/2016                17,527                      17,576
 5/31/2016                16,836                      16,920
 6/30/2016                17,726                      17,596
 7/31/2016                18,634                      18,482
 8/31/2016                18,856                      18,941
 9/30/2016                19,091                      19,185
10/31/2016                19,131                      19,230
11/30/2016                18,132                      18,345
12/31/2016                18,132                      18,386
 1/31/2017                19,217                      19,392
 2/28/2017                19,855                      19,985
 3/31/2017                20,493                      20,490
 4/30/2017                20,884                      20,939
 5/31/2017                21,507                      21,558
 6/30/2017                21,706                      21,775
 7/31/2017                22,852                      23,073
 8/31/2017                23,324                      23,587
 9/30/2017                23,096                      23,493
10/31/2017                23,880                      24,317
11/30/2017                23,953                      24,366
12/31/2017                24,764                      25,240
 1/31/2018                26,625                      27,344
 2/28/2018                25,349                      26,083
 3/31/2018                25,219                      25,598
 4/30/2018                24,894                      25,485
 5/31/2018                23,910                      24,582
 6/30/2018                22,893                      23,560
 7/31/2018                23,717                      24,078
 8/31/2018                23,171                      23,427
 9/30/2018                22,894                      23,303
10/31/2018                20,982                      21,273


AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  --------
                                        -12.14%     0.90%     7.69%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS SMALL CAP PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                  Emerging Markets Small Cap        MSCI Emerging Markets
                           Portfolio                Index (net dividends)
               -------------------------------      ---------------------
10/31/2008                  $10,000                         $10,000
11/30/2008                    9,388                           9,247
12/31/2008                   10,711                           9,968
 1/31/2009                    9,887                           9,325
 2/28/2009                    9,280                           8,799
 3/31/2009                   10,557                          10,063
 4/30/2009                   12,694                          11,738
 5/31/2009                   15,602                          13,743
 6/30/2009                   15,524                          13,558
 7/31/2009                   17,494                          15,083
 8/31/2009                   17,701                          15,029
 9/30/2009                   19,178                          16,393
10/31/2009                   19,156                          16,413
11/30/2009                   20,276                          17,118
12/31/2009                   21,393                          17,794
 1/31/2010                   20,446                          16,802
 2/28/2010                   20,798                          16,861
 3/31/2010                   22,575                          18,222
 4/30/2010                   22,938                          18,443
 5/31/2010                   20,623                          16,821
 6/30/2010                   21,169                          16,697
 7/31/2010                   23,112                          18,088
 8/31/2010                   23,223                          17,736
 9/30/2010                   26,035                          19,707
10/31/2010                   27,073                          20,280
11/30/2010                   26,336                          19,744
12/31/2010                   27,851                          21,153
 1/31/2011                   26,670                          20,579
 2/28/2011                   25,883                          20,387
 3/31/2011                   27,318                          21,586
 4/30/2011                   28,754                          22,256
 5/31/2011                   28,094                          21,672
 6/30/2011                   27,866                          21,338
 7/31/2011                   28,181                          21,244
 8/31/2011                   25,501                          19,345
 9/30/2011                   20,966                          16,525
10/31/2011                   23,275                          18,714
11/30/2011                   22,138                          17,466
12/31/2011                   21,550                          17,256
 1/31/2012                   23,980                          19,213
 2/29/2012                   25,938                          20,364
 3/31/2012                   25,261                          19,684
 4/30/2012                   24,657                          19,449
 5/31/2012                   22,396                          17,268
 6/30/2012                   23,254                          17,934
 7/31/2012                   22,962                          18,284
 8/31/2012                   23,558                          18,223
 9/30/2012                   24,935                          19,323
10/31/2012                   24,838                          19,206
11/30/2012                   25,265                          19,450
12/31/2012                   26,818                          20,401
 1/31/2013                   27,312                          20,682
 2/28/2013                   27,591                          20,422
 3/31/2013                   27,461                          20,070
 4/30/2013                   28,019                          20,222
 5/31/2013                   27,613                          19,703
 6/30/2013                   25,225                          18,448
 7/31/2013                   25,339                          18,641
 8/31/2013                   24,281                          18,321
 9/30/2013                   26,054                          19,512
10/31/2013                   27,054                          20,460
11/30/2013                   26,669                          20,161
12/31/2013                   26,448                          19,870
 1/31/2014                   25,317                          18,580
 2/28/2014                   26,434                          19,195
 3/31/2014                   27,342                          19,784
 4/30/2014                   27,566                          19,850
 5/31/2014                   28,499                          20,543
 6/30/2014                   29,232                          21,089
 7/31/2014                   29,298                          21,497
 8/31/2014                   30,195                          21,981
 9/30/2014                   28,692                          20,352
10/31/2014                   28,439                          20,592
11/30/2014                   28,108                          20,374
12/31/2014                   27,241                          19,435
 1/31/2015                   27,680                          19,552
 2/28/2015                   28,392                          20,157
 3/31/2015                   28,173                          19,870
 4/30/2015                   30,172                          21,399
 5/31/2015                   29,748                          20,542
 6/30/2015                   28,727                          20,008
 7/31/2015                   26,973                          18,621
 8/31/2015                   24,327                          16,937
 9/30/2015                   24,288                          16,428
10/31/2015                   25,631                          17,599
11/30/2015                   25,105                          16,913
12/31/2015                   24,873                          16,536
 1/31/2016                   23,387                          15,463
 2/29/2016                   23,288                          15,438
 3/31/2016                   26,154                          17,481
 4/30/2016                   26,807                          17,576
 5/31/2016                   25,686                          16,920
 6/30/2016                   27,107                          17,596
 7/31/2016                   28,681                          18,482
 8/31/2016                   28,853                          18,941
 9/30/2016                   29,324                          19,185
10/31/2016                   29,209                          19,230
11/30/2016                   27,433                          18,345
12/31/2016                   27,588                          18,386
 1/31/2017                   29,195                          19,392
 2/28/2017                   30,726                          19,985
 3/31/2017                   31,678                          20,490
 4/30/2017                   32,080                          20,939
 5/31/2017                   32,199                          21,558
 6/30/2017                   32,399                          21,775
 7/31/2017                   33,757                          23,073
 8/31/2017                   34,533                          23,587
 9/30/2017                   34,365                          23,493
10/31/2017                   35,343                          24,317
11/30/2017                   35,884                          24,366
12/31/2017                   37,315                          25,240
 1/31/2018                   39,753                          27,344
 2/28/2018                   38,065                          26,083
 3/31/2018                   37,846                          25,598
 4/30/2018                   37,471                          25,485
 5/31/2018                   36,643                          24,582
 6/30/2018                   34,173                          23,560
 7/31/2018                   34,720                          24,078
 8/31/2018                   33,704                          23,427
 9/30/2018                   32,620                          23,303
10/31/2018                   29,528                          21,273



AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  ---------
                                        -16.45%     1.77%     11.44%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS VALUE PORTFOLIO -- CLASS R2 VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                      [CHART]

                     Emerging Markets Value       MSCI Emerging Markets Index
                      Portfolio - Class R2             (net dividends)
                     ----------------------       ---------------------------
10/31/2008                  $10,000                         $10,000
11/30/2008                    9,232                           9,247
12/31/2008                   10,346                           9,968
 1/31/2009                    9,446                           9,325
 2/28/2009                    8,611                           8,799
 3/31/2009                   10,106                          10,063
 4/30/2009                   12,115                          11,738
 5/31/2009                   14,836                          13,743
 6/30/2009                   14,631                          13,558
 7/31/2009                   16,563                          15,083
 8/31/2009                   16,701                          15,029
 9/30/2009                   18,257                          16,393
10/31/2009                   17,829                          16,413
11/30/2009                   18,970                          17,118
12/31/2009                   19,897                          17,794
 1/31/2010                   18,786                          16,802
 2/28/2010                   18,887                          16,861
 3/31/2010                   20,503                          18,222
 4/30/2010                   20,705                          18,443
 5/31/2010                   18,483                          16,821
 6/30/2010                   18,587                          16,697
 7/31/2010                   20,379                          18,088
 8/31/2010                   19,931                          17,736
 9/30/2010                   22,291                          19,707
10/31/2010                   23,125                          20,280
11/30/2010                   22,291                          19,744
12/31/2010                   24,167                          21,153
 1/31/2011                   23,405                          20,579
 2/28/2011                   23,018                          20,387
 3/31/2011                   24,334                          21,586
 4/30/2011                   25,189                          22,256
 5/31/2011                   24,227                          21,672
 6/30/2011                   23,719                          21,338
 7/31/2011                   23,518                          21,244
 8/31/2011                   21,124                          19,345
 9/30/2011                   17,332                          16,525
10/31/2011                   19,601                          18,714
11/30/2011                   18,602                          17,466
12/31/2011                   17,933                          17,256
 1/31/2012                   20,413                          19,213
 2/29/2012                   21,650                          20,364
 3/31/2012                   20,717                          19,684
 4/30/2012                   20,040                          19,449
 5/31/2012                   17,816                          17,268
 6/30/2012                   18,618                          17,934
 7/31/2012                   18,500                          18,284
 8/31/2012                   18,750                          18,223
 9/30/2012                   19,950                          19,323
10/31/2012                   19,685                          19,206
11/30/2012                   19,901                          19,450
12/31/2012                   21,346                          20,401
 1/31/2013                   21,690                          20,682
 2/28/2013                   21,318                          20,422
 3/31/2013                   21,134                          20,070
 4/30/2013                   21,313                          20,222
 5/31/2013                   20,697                          19,703
 6/30/2013                   18,948                          18,448
 7/31/2013                   19,316                          18,641
 8/31/2013                   18,905                          18,321
 9/30/2013                   20,297                          19,512
10/31/2013                   21,210                          20,460
11/30/2013                   20,696                          20,161
12/31/2013                   20,483                          19,870
 1/31/2014                   19,044                          18,580
 2/28/2014                   19,466                          19,195
 3/31/2014                   20,327                          19,784
 4/30/2014                   20,453                          19,850
 5/31/2014                   21,284                          20,543
 6/30/2014                   21,835                          21,089
 7/31/2014                   22,243                          21,497
 8/31/2014                   22,733                          21,981
 9/30/2014                   20,869                          20,352
10/31/2014                   20,839                          20,592
11/30/2014                   20,487                          20,374
12/31/2014                   19,530                          19,435
 1/31/2015                   19,371                          19,552
 2/28/2015                   20,054                          20,157
 3/31/2015                   19,485                          19,870
 4/30/2015                   21,412                          21,399
 5/31/2015                   20,456                          20,542
 6/30/2015                   19,803                          20,008
 7/31/2015                   18,210                          18,621
 8/31/2015                   16,556                          16,937
 9/30/2015                   15,998                          16,428
10/31/2015                   16,986                          17,599
11/30/2015                   16,320                          16,913
12/31/2015                   15,823                          16,536
 1/31/2016                   14,937                          15,463
 2/29/2016                   15,022                          15,438
 3/31/2016                   17,225                          17,481
 4/30/2016                   17,686                          17,576
 5/31/2016                   16,530                          16,920
 6/30/2016                   17,429                          17,596
 7/31/2016                   18,523                          18,482
 8/31/2016                   18,862                          18,941
 9/30/2016                   19,121                          19,185
10/31/2016                   19,532                          19,230
11/30/2016                   18,844                          18,345
12/31/2016                   18,921                          18,386
 1/31/2017                   20,113                          19,392
 2/28/2017                   21,019                          19,985
 3/31/2017                   21,606                          20,490
 4/30/2017                   21,757                          20,939
 5/31/2017                   22,139                          21,558
 6/30/2017                   22,192                          21,775
 7/31/2017                   23,377                          23,073
 8/31/2017                   23,958                          23,587
 9/30/2017                   23,419                          23,493
10/31/2017                   24,240                          24,317
11/30/2017                   24,361                          24,366
12/31/2017                   25,252                          25,240
 1/31/2018                   27,466                          27,344
 2/28/2018                   26,163                          26,083
 3/31/2018                   25,805                          25,598
 4/30/2018                   25,895                          25,485
 5/31/2018                   24,771                          24,582
 6/30/2018                   23,412                          23,560
 7/31/2018                   24,478                          24,078
 8/31/2018                   23,892                          23,427
 9/30/2018                   23,912                          23,303
10/31/2018                   21,898                          21,273



AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -9.66%     0.64%     8.15%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                   [CHART]


                       Emerging Markets
                       Value Portfolio -        MSCI Emerging Markets
                      Institutional Class       Index (net dividends)
                      -------------------       ---------------------
10/31/2008                  $10,000                   $10,000
11/30/2008                    9,241                     9,247
12/31/2008                   10,369                     9,968
 1/31/2009                    9,433                     9,325
 2/28/2009                    8,631                     8,799
 3/31/2009                   10,124                    10,063
 4/30/2009                   12,115                    11,738
 5/31/2009                   14,841                    13,743
 6/30/2009                   14,658                    13,558
 7/31/2009                   16,623                    15,083
 8/31/2009                   16,746                    15,029
 9/30/2009                   18,291                    16,393
10/31/2009                   17,859                    16,413
11/30/2009                   18,996                    17,118
12/31/2009                   19,937                    17,794
 1/31/2010                   18,802                    16,802
 2/28/2010                   18,948                    16,861
 3/31/2010                   20,615                    18,222
 4/30/2010                   20,748                    18,443
 5/31/2010                   18,573                    16,821
 6/30/2010                   18,689                    16,697
 7/31/2010                   20,419                    18,088
 8/31/2010                   20,048                    17,736
 9/30/2010                   22,455                    19,707
10/31/2010                   23,224                    20,280
11/30/2010                   22,468                    19,744
12/31/2010                   24,334                    21,153
 1/31/2011                   23,574                    20,579
 2/28/2011                   23,177                    20,387
 3/31/2011                   24,509                    21,586
 4/30/2011                   25,384                    22,256
 5/31/2011                   24,415                    21,672
 6/30/2011                   23,915                    21,338
 7/31/2011                   23,712                    21,244
 8/31/2011                   21,305                    19,345
 9/30/2011                   17,480                    16,525
10/31/2011                   19,777                    18,714
11/30/2011                   18,775                    17,466
12/31/2011                   18,101                    17,256
 1/31/2012                   20,611                    19,213
 2/29/2012                   21,866                    20,364
 3/31/2012                   20,924                    19,684
 4/30/2012                   20,241                    19,449
 5/31/2012                   18,003                    17,268
 6/30/2012                   18,817                    17,934
 7/31/2012                   18,698                    18,284
 8/31/2012                   18,957                    18,223
 9/30/2012                   20,176                    19,323
10/31/2012                   19,915                    19,206
11/30/2012                   20,134                    19,450
12/31/2012                   21,605                    20,401
 1/31/2013                   21,953                    20,682
 2/28/2013                   21,584                    20,422
 3/31/2013                   21,399                    20,070
 4/30/2013                   21,587                    20,222
 5/31/2013                   20,971                    19,703
 6/30/2013                   19,206                    18,448
 7/31/2013                   19,578                    18,641
 8/31/2013                   19,162                    18,321
 9/30/2013                   20,577                    19,512
10/31/2013                   21,510                    20,460
11/30/2013                   20,989                    20,161
12/31/2013                   20,784                    19,870
 1/31/2014                   19,331                    18,580
 2/28/2014                   19,760                    19,195
 3/31/2014                   20,641                    19,784
 4/30/2014                   20,776                    19,850
 5/31/2014                   21,619                    20,543
 6/30/2014                   22,183                    21,089
 7/31/2014                   22,598                    21,497
 8/31/2014                   23,103                    21,981
 9/30/2014                   21,208                    20,352
10/31/2014                   21,185                    20,592
11/30/2014                   20,835                    20,374
12/31/2014                   19,866                    19,435
 1/31/2015                   19,704                    19,552
 2/28/2015                   20,406                    20,157
 3/31/2015                   19,828                    19,870
 4/30/2015                   21,803                    21,399
 5/31/2015                   20,831                    20,542
 6/30/2015                   20,167                    20,008
 7/31/2015                   18,547                    18,621
 8/31/2015                   16,865                    16,937
 9/30/2015                   16,302                    16,428
10/31/2015                   17,315                    17,599
11/30/2015                   16,637                    16,913
12/31/2015                   16,137                    16,536
 1/31/2016                   15,227                    15,463
 2/29/2016                   15,322                    15,438
 3/31/2016                   17,573                    17,481
 4/30/2016                   18,048                    17,576
 5/31/2016                   16,875                    16,920
 6/30/2016                   17,798                    17,596
 7/31/2016                   18,917                    18,482
 8/31/2016                   19,261                    18,941
 9/30/2016                   19,527                    19,185
10/31/2016                   19,953                    19,230
11/30/2016                   19,254                    18,345
12/31/2016                   19,339                    18,386
 1/31/2017                   20,558                    19,392
 2/28/2017                   21,494                    19,985
 3/31/2017                   22,084                    20,490
 4/30/2017                   22,245                    20,939
 5/31/2017                   22,649                    21,558
 6/30/2017                   22,708                    21,775
 7/31/2017                   23,922                    23,073
 8/31/2017                   24,521                    23,587
 9/30/2017                   23,971                    23,493
10/31/2017                   24,822                    24,317
11/30/2017                   24,945                    24,366
12/31/2017                   25,868                    25,240
 1/31/2018                   28,138                    27,344
 2/28/2018                   26,812                    26,083
 3/31/2018                   26,448                    25,598
 4/30/2018                   26,547                    25,485
 5/31/2018                   25,395                    24,582
 6/30/2018                   24,012                    23,560
 7/31/2018                   25,114                    24,078
 8/31/2018                   24,517                    23,427
 9/30/2018                   24,540                    23,303
10/31/2018                   22,477                    21,273



AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  --------
                                        -9.45%     0.88%     8.44%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS CORE EQUITY PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                    Emerging Markets Core Equity    MSCI Emerging Markets
                              Portfolio             Index (net dividends)
                  -------------------------------   ---------------------
 10/31/2008                   $10,000                     $10,000
 11/30/2008                     9,332                       9,247
 12/31/2008                    10,244                       9,968
  1/31/2009                     9,331                       9,325
  2/28/2009                     8,701                       8,799
  3/31/2009                    10,074                      10,063
  4/30/2009                    11,914                      11,738
  5/31/2009                    14,262                      13,743
  6/30/2009                    14,124                      13,558
  7/31/2009                    15,833                      15,083
  8/31/2009                    15,894                      15,029
  9/30/2009                    17,266                      16,393
 10/31/2009                    16,947                      16,413
 11/30/2009                    17,985                      17,118
 12/31/2009                    18,806                      17,794
  1/31/2010                    17,774                      16,802
  2/28/2010                    17,970                      16,861
  3/31/2010                    19,520                      18,222
  4/30/2010                    19,706                      18,443
  5/31/2010                    17,796                      16,821
  6/30/2010                    17,947                      16,697
  7/31/2010                    19,568                      18,088
  8/31/2010                    19,308                      17,736
  9/30/2010                    21,615                      19,707
 10/31/2010                    22,252                      20,280
 11/30/2010                    21,657                      19,744
 12/31/2010                    23,248                      21,153
  1/31/2011                    22,513                      20,579
  2/28/2011                    22,125                      20,387
  3/31/2011                    23,384                      21,586
  4/30/2011                    24,307                      22,256
  5/31/2011                    23,636                      21,672
  6/30/2011                    23,307                      21,338
  7/31/2011                    23,254                      21,244
  8/31/2011                    21,156                      19,345
  9/30/2011                    17,655                      16,525
 10/31/2011                    19,897                      18,714
 11/30/2011                    19,047                      17,466
 12/31/2011                    18,448                      17,256
  1/31/2012                    20,620                      19,213
  2/29/2012                    21,915                      20,364
  3/31/2012                    21,230                      19,684
  4/30/2012                    20,759                      19,449
  5/31/2012                    18,577                      17,268
  6/30/2012                    19,409                      17,934
  7/31/2012                    19,420                      18,284
  8/31/2012                    19,625                      18,223
  9/30/2012                    20,743                      19,323
 10/31/2012                    20,602                      19,206
 11/30/2012                    20,917                      19,450
 12/31/2012                    22,227                      20,401
  1/31/2013                    22,423                      20,682
  2/28/2013                    22,271                      20,422
  3/31/2013                    22,034                      20,070
  4/30/2013                    22,285                      20,222
  5/31/2013                    21,674                      19,703
  6/30/2013                    20,117                      18,448
  7/31/2013                    20,392                      18,641
  8/31/2013                    19,864                      18,321
  9/30/2013                    21,282                      19,512
 10/31/2013                    22,200                      20,460
 11/30/2013                    21,835                      20,161
 12/31/2013                    21,641                      19,870
  1/31/2014                    20,273                      18,580
  2/28/2014                    21,007                      19,195
  3/31/2014                    21,774                      19,784
  4/30/2014                    21,930                      19,850
  5/31/2014                    22,653                      20,543
  6/30/2014                    23,241                      21,089
  7/31/2014                    23,454                      21,497
  8/31/2014                    24,180                      21,981
  9/30/2014                    22,496                      20,352
 10/31/2014                    22,620                      20,592
 11/30/2014                    22,383                      20,374
 12/31/2014                    21,443                      19,435
  1/31/2015                    21,613                      19,552
  2/28/2015                    22,236                      20,157
  3/31/2015                    21,862                      19,870
  4/30/2015                    23,370                      21,399
  5/31/2015                    22,542                      20,542
  6/30/2015                    21,941                      20,008
  7/31/2015                    20,474                      18,621
  8/31/2015                    18,688                      16,937
  9/30/2015                    18,294                      16,428
 10/31/2015                    19,341                      17,599
 11/30/2015                    18,720                      16,913
 12/31/2015                    18,257                      16,536
  1/31/2016                    17,411                      15,463
  2/29/2016                    17,307                      15,438
  3/31/2016                    19,583                      17,481
  4/30/2016                    19,816                      17,576
  5/31/2016                    18,967                      16,920
  6/30/2016                    20,018                      17,596
  7/31/2016                    21,118                      18,482
  8/31/2016                    21,328                      18,941
  9/30/2016                    21,614                      19,185
 10/31/2016                    21,638                      19,230
 11/30/2016                    20,462                      18,345
 12/31/2016                    20,513                      18,386
  1/31/2017                    21,765                      19,392
  2/28/2017                    22,616                      19,985
  3/31/2017                    23,319                      20,490
  4/30/2017                    23,732                      20,939
  5/31/2017                    24,193                      21,558
  6/30/2017                    24,410                      21,775
  7/31/2017                    25,611                      23,073
  8/31/2017                    26,205                      23,587
  9/30/2017                    26,007                      23,493
 10/31/2017                    26,834                      24,317
 11/30/2017                    27,002                      24,366
 12/31/2017                    28,011                      25,240
  1/31/2018                    29,990                      27,344
  2/28/2018                    28,626                      26,083
  3/31/2018                    28,482                      25,598
  4/30/2018                    28,108                      25,485
  5/31/2018                    27,082                      24,582
  6/30/2018                    25,671                      23,560
  7/31/2018                    26,484                      24,078
  8/31/2018                    25,829                      23,427
  9/30/2018                    25,361                      23,303
 10/31/2018                    23,217                      21,273



AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  --------
                                        -13.48%     0.90%     8.79%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

     TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
-----------------------------------------------------------
Russell 3000(R) Index....................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)................ 1.42%
Russell 2000(R) Index (small-cap stocks).................... 1.85%
Russell Midcap(R) Index (mid-cap stocks).................... 2.79%
Russell 1000(R) Index (large-cap stocks).................... 6.98%
Dow Jones U.S. Select REIT Index SM......................... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.


     TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
-----------------------------------------------------------
Russell 2000(R) Value Index (small-cap value stocks)........ -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)......  4.13%
Russell 1000(R) Value Index (large-cap value stocks)........  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks)...... 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

ENHANCED U.S. LARGE COMPANY PORTFOLIO

   The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500(R) Index. This strategy uses S&P 500(R) Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2018, 100% of the equity exposure consisted of S&P 500(R) Index futures contracts. The behavior of S&P 500(R) Index futures contracts is determined principally by the performance of the S&P 500(R) Index.

   For the 12 months ended October 31, 2018, total returns were 5.62% for the Portfolio and 7.35% for the S&P 500(R) Index, the Portfolio's benchmark. The Portfolio's underperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. The net return of the fixed income component was less than the financing cost of the S&P 500(R) Index futures contracts that the Portfolio purchased throughout the year.

U.S. LARGE CAP EQUITY PORTFOLIO

   The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller total market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of the U.S. market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 810 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 6.82% for the Portfolio and 6.98% for the Russell 1000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater exposure to smaller large-cap stocks detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. Conversely, the Portfolio's emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs generally underperformed in the U.S.

U.S. LARGE CAP VALUE PORTFOLIO

   The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of the U.S. market. As of October 31, 2018, the Master Fund held approximately 320 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 2.79% for the Portfolio and 3.03% for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Master Fund's greater exposure to smaller large-cap stocks detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Master Fund's greater emphasis on value stocks also detracted from relative performance. Conversely, the Master Fund's emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Master Fund's general exclusions of real estate investment trusts (REITs) and certain utilities also benefited relative performance, as REITs and utilities generally underperformed in the U.S.

U.S. TARGETED VALUE PORTFOLIO

   The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. Value is measured primarily by book-to-market ratio. The U.S. Targeted Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,500 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -1.61% for the Portfolio's Class R1 shares, -1.79% for the Portfolio's Class R2 shares, -1.52% for the Portfolio's Institutional Class shares, and -0.59% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks detracted from performance relative to the benchmark.

U.S. SMALL CAP VALUE PORTFOLIO

   The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks. Value is measured primarily by book-to-market ratio. The U.S. Small Cap Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,000 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -1.48% for the Portfolio and -0.59% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks detracted from performance relative to the benchmark.

U.S. CORE EQUITY 1 PORTFOLIO

   The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,800 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 5.59% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. CORE EQUITY 2 PORTFOLIO

   The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,800 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 4.16% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. VECTOR EQUITY PORTFOLIO

   The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio's increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 0.69% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. SMALL CAP PORTFOLIO

   The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,000 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 0.77% for the Portfolio and 1.85% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed.

U.S. MICRO CAP PORTFOLIO

   The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 1.29% for the Portfolio and 1.85% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed.

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

   The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2018, the Portfolio held approximately 230 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 9.88% for the Portfolio and 6.98% for the Russell 1000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Portfolio's general exclusions of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities generally underperformed in the U.S.

DFA REAL ESTATE SECURITIES PORTFOLIO

   The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of U.S. real estate securities. As of October 31, 2018, the Portfolio held approximately 160 securities. In general, cash exposure was low throughout the year with an average cash balance of less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 2.63% for the Portfolio, 7.35% for the S&P 500(R) Index, and 3.04% for the Dow Jones U.S. Select REIT IndexSM, the Portfolio's benchmarks. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. real estate securities market rather than by the behavior of a limited number of securities. The Portfolio's underperformance relative to the REIT benchmark was primarily driven by differences in REIT eligibility between the Portfolio and the benchmark, most notably among data center REITs. The Portfolio includes data center REITs, which underperformed, whereas the REIT benchmark typically excludes these securities.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         -6.76%
MSCI World ex USA Mid Cap Index.............................         -8.02%
MSCI World ex USA Small Cap Index...........................         -7.75%
MSCI World ex USA Value Index...............................         -7.54%
MSCI World ex USA Growth Index..............................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP          ------------ ----------------------
Japan.......................................................     -4.22%            -3.56%
United Kingdom..............................................     -0.91%            -4.65%
France......................................................     -4.30%            -6.92%
Canada......................................................     -4.08%            -5.84%
Germany.....................................................    -12.26%           -14.66%
Switzerland.................................................      0.19%            -0.72%
Australia...................................................      2.96%            -4.83%
Hong Kong...................................................     -8.47%            -8.88%
Netherlands.................................................     -7.68%            -9.99%
Spain.......................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         -12.52%
MSCI Emerging Markets Mid Cap Index.........................         -11.85%
MSCI Emerging Markets Small Cap Index.......................         -17.21%
MSCI Emerging Markets Value Index...........................          -8.27%
MSCI Emerging Markets Growth Index..........................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP                   ------------ ----------------------
China.......................................................    -16.33%           -16.73%
Korea.......................................................    -18.52%           -19.90%
Taiwan......................................................     -6.62%            -8.98%
India.......................................................     -0.01%           -12.42%
Brazil......................................................     18.95%             4.76%
South Africa................................................    -13.80%           -17.45%
Russia......................................................     22.79%            10.69%
Mexico......................................................     -9.54%           -14.55%
Thailand....................................................      4.01%             4.23%
Malaysia....................................................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

GLOBAL REAL ESTATE MARKET REVIEW              12 MONTHS ENDED OCTOBER 31, 2018

   Publicly traded global real estate investment trusts (REITs) had positive returns for the period. REITs generally underperformed U.S. equities but outperformed both developed non-U.S. and emerging markets equities. The U.S. REIT market, the world's largest, had positive performance for the period and outperformed non-U.S. REITs. Among non-U.S. REIT markets, Japan, Canada, and Hong Kong were among the strongest performers, while Turkey, Mexico, and South Africa REITs lagged. At the REIT industry level, industrial REITs generally outperformed, while diversified REITs generally underperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
S&P Global ex U.S. REIT Index...............................         - 0.51%
S&P Global REIT Index.......................................           0.55%

--------
Source: Returns are of Standard and Poor's (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2018. All rights reserved.

   For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

LARGE CAP INTERNATIONAL PORTFOLIO

   The Large Cap International Portfolio seeks to capture the returns of a broadly diversified portfolio of developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of developed ex U.S. markets. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. As of October 31, 2018, the Portfolio held approximately 1,500 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -6.97% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's greater exposure to smaller large-cap stocks detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts. Conversely, the Portfolio's emphasis on higher-profitability stocks had a positive impact on relative performance, as these stocks generally outperformed. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a negative impact on relative performance, as REITs generally outperformed in developed ex U.S. markets.

INTERNATIONAL CORE EQUITY PORTFOLIO

   The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 5,400 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -8.79% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex

U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks.

INTERNATIONAL SMALL COMPANY PORTFOLIO

   The International Small Company Portfolio is designed to capture the returns of developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Funds collectively held approximately 4,600 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -9.54% for the Portfolio and -7.75% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Funds' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Master Funds and their benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Master Funds relative to the benchmark, which in turn led to differences in holdings between the Master Funds and the benchmark. These holdings differences detracted from the Master Funds' performance relative to the benchmark. At the sector level, the Master Funds' general exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in developed ex U.S. markets.

GLOBAL SMALL COMPANY PORTFOLIO

   The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the "Underlying Funds") managed by Dimensional that invest individually in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Underlying Funds collectively held approximately 10,950 securities in 41 eligible developed and emerging markets. In general, average cash exposure throughout the period since the Portfolio launched was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -5.02% for the Portfolio and -3.78% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited number of stocks. The Underlying Funds' greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. At the sector level, the Underlying Funds' general exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in developed ex U.S. and emerging markets. The Underlying Funds' exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks outperformed.

JAPANESE SMALL COMPANY PORTFOLIO

   The Japanese Small Company Portfolio is designed to capture the returns of Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Fund held over 1,800 securities. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -7.82% for the Portfolio and -6.01% for the MSCI Japan Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the Japanese equity market rather than by the behavior of a limited number of stocks. The Master Fund's general exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in Japan.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

   The Asia Pacific Small Company Portfolio is designed to capture the returns of small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Fund held approximately 900 securities across the eligible countries. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -8.51% for the Portfolio and -9.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in Asia Pacific equity markets rather than by the behavior of a limited number of stocks. The Master Fund and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Master Fund relative to the benchmark, which in turn led to differences in holdings between the Master Fund and the benchmark. These holdings differences contributed positively to the Master Fund's performance relative to the benchmark. At the sector level, the Master Fund's general exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in Asia Pacific (ex Japan) markets.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

   The United Kingdom Small Company Portfolio is designed to capture the returns of small company stocks in the U.K. by purchasing shares of the United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Fund held approximately 350 securities. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -9.34% for the Portfolio and -7.85% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the U.K. equity market rather than by the behavior of a limited number of stocks. The Master Fund's general exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in the U.K.

CONTINENTAL SMALL COMPANY PORTFOLIO

   The Continental Small Company Portfolio is designed to capture the returns of small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Fund held approximately 1,200 securities in 15 eligible countries. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -11.14% for the Portfolio and -9.49% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in European ex U.K. equity markets rather than by the behavior of a limited number of stocks. The Master Fund and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Master Fund relative to the benchmark, which in turn led to differences in holdings between the Master Fund and the benchmark. These holdings differences detracted from the Master Fund's performance relative to the benchmark. At the sector level, the Master Fund's general exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in continental Europe (ex U.K.) markets.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

   The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2018, the Portfolio held approximately 280 securities in 21 eligible developed ex U.S. and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -0.24% for the Portfolio and -0.51% for the S&P Global ex US REIT Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in international real estate securities markets rather than by the behavior of a limited number of stocks. Withholding tax rate differences between the Portfolio and the benchmark had a positive impact on performance relative to the benchmark, as the Portfolio's actual tax rate was lower than the assumed tax rates of the benchmark.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

   The DFA Global Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. As of the date of this report, the Portfolio's investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2018, the Portfolio held, either directly or through the underlying portfolios, approximately 440 securities in 22 eligible developed and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 1.91% for the Portfolio and 0.55% for the S&P Global REIT Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in global real estate markets rather than by the behavior of a limited number of stocks. The Portfolio's general exclusion of hybrid REITs (REITs that own properties and mortgages) benefited performance relative to the benchmark, as those securities were held by the benchmark and generally underperformed for the period. The Portfolio's broader inclusion of specialized REITs also had a positive impact on relative performance, as did withholding tax rate differences between the Portfolio and the benchmark.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

   The DFA International Small Cap Value Portfolio is designed to capture the returns of small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held over 2,100 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -13.37% for the Portfolio and -7.75% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's focus on value stocks detracted from performance relative to the style-neutral benchmark. The Portfolio's greater emphasis on stocks with smaller market capitalizations also detracted from relative performance, as these stocks underperformed. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs generally outperformed in developed ex U.S. markets.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

   The International Vector Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio's increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 4,700 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -9.52% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

   The International High Relative Profitability Portfolio seeks to capture the returns of developed ex U.S. large cap stocks with higher profitability. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2018, the Portfolio held approximately 550 securities in 22 eligible developed markets. In general, average cash exposure since inception was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -7.20% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's greater exposure to smaller large-cap stocks detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts. Conversely, the Portfolio's focus on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks within large-cap segment of the market for the period.

WORLD EX U.S. VALUE PORTFOLIO

   The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the "Underlying Funds"); or by a combination of securities and Underlying Funds. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Underlying Funds collectively held approximately 5,200 securities in 41 eligible developed ex U.S. and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -9.22% for the Portfolio and -8.24% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). While low relative price (value) stocks outperformed high relative price (growth) stocks in emerging markets, value stocks underperformed in developed ex U.S. markets. Overall, the Underlying Funds' focus on value stocks had a negative impact on relative performance.

WORLD EX U.S. TARGETED VALUE PORTFOLIO

   The World ex U.S. Targeted Value Portfolio is designed to capture the returns of small- and mid-cap value stocks in developed ex U.S. and emerging markets, with an emphasis on those with higher profitability. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 4,500 securities in 40 eligible developed ex U.S. and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -13.56% for the Portfolio and -9.73% for the MSCI All Country World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks in developed ex U.S. markets, the Portfolio's focus on value stocks detracted from performance relative to the benchmark. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs generally outperformed in developed ex U.S. and emerging markets.

WORLD EX U.S. CORE EQUITY PORTFOLIO

   The World ex U.S. Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 9,000 securities in 43 eligible developed ex U.S. and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -10.22% for the Portfolio and -8.24% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. and emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). To a lesser extent, the Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. markets.

WORLD CORE EQUITY PORTFOLIO

   The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio's investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Underlying Funds collectively held more than 13,300 equity securities in 44 eligible developed and emerging markets.

   For the 12 months ended October 31, 2018, total returns were -2.16% for the Portfolio and -0.52% for the MSCI All Country World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited group of stocks. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). With low relative price (value) stocks generally underperforming high relative price (growth) stocks in developed markets, the Underlying Funds' greater emphasis on value stocks also had a negative impact on relative performance.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

   The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the "Underlying Funds"). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Underlying Funds collectively held approximately 13,400 equity securities in 44 eligible developed and emerging markets.

   For the 12 months ended October 31, 2018, total returns were -2.28% for the Portfolio and -0.52% for the MSCI All Country World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets (rather than by the behavior of a limited group of stocks in a particular industry or country) and by the effect of the Portfolio's currency hedging activity. The Underlying Funds' greater allocation to emerging markets had a negative impact on performance relative to the benchmark, as emerging markets underperformed developed markets. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). With low relative price (value) stocks generally underperforming high relative price (growth) stocks in developed markets, the Underlying Funds' greater emphasis on value stocks also had a negative impact on relative performance. The Portfolio's strategy of selectively hedging foreign currency exposure contributed positively to performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally strengthened against the currencies that the Portfolio had hedged.

EMERGING MARKETS PORTFOLIO

   The Emerging Markets Portfolio is designed to capture the returns of large-cap stocks in selected emerging markets countries by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of emerging markets. As of October 31, 2018, the Master Fund held approximately 1,200 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -12.14% for the Portfolio and -12.52% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on low relative price (value) stocks had a positive impact on performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. Additionally, the Master Fund's greater emphasis on stocks with higher profitability benefited relative performance, as higher-profitability stocks outperformed lower-profitability stocks in emerging markets.

EMERGING MARKETS SMALL CAP PORTFOLIO

   The Emerging Markets Small Cap Portfolio is designed to capture the returns of small company stocks in selected emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund's investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Fund held approximately 4,300 securities across 18 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -16.45% for the Portfolio and -12.52% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was principally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks, the Master Fund's focus on small-caps detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks).

EMERGING MARKETS VALUE PORTFOLIO

   The Emerging Markets Value Portfolio is designed to capture the returns of value stocks of large and small companies in selected emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. Value is measured primarily by price-to-book ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the value segment of emerging markets. As of October 31, 2018, the Master Fund held approximately 2,600 securities across 19 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -9.66% for the Portfolio's Class R2 shares, -9.45% for the Portfolio's Institutional
Class shares, and -12.52% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Portfolio's performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Master Fund's focus on low relative price (value) stocks had a positive impact on performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. Conversely, with small-cap stocks underperforming large-cap stocks, the Master Fund's inclusion of small-caps detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks).

EMERGING MARKETS CORE EQUITY PORTFOLIO

   The Emerging Markets Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 5,000 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -13.48% for the Portfolio and -12.52% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). Conversely, the Portfolio's greater emphasis on low relative price (value) stocks and consequent lesser allocation to high relative price (growth) stocks contributed positively to relative performance, as value stocks outperformed growth stocks in emerging markets for the period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                               BEGINNING      ENDING                EXPENSES
                                                                ACCOUNT      ACCOUNT     ANNUALIZED   PAID
                                                                 VALUE        VALUE       EXPENSE    DURING
                                                               05/01/18      10/31/18     RATIO(1)  PERIOD(1)
                                                             ------------- ------------- ---------- ---------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
-------------------------------------
Actual Fund Return.......................................... $    1,000.00 $    1,031.30      0.15% $    0.77
Hypothetical 5% Annual Return............................... $    1,000.00 $    1,024.45      0.15% $    0.77
U.S. LARGE CAP EQUITY PORTFOLIO
-------------------------------
Actual Fund Return.......................................... $    1,000.00 $    1,022.80      0.17% $    0.87
Hypothetical 5% Annual Return............................... $    1,000.00 $    1,024.35      0.17% $    0.87

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
U.S. LARGE CAP VALUE PORTFOLIO(2)
---------------------------------
Actual Fund Return.......................................... $1,000.00 $  992.00    0.27%     $1.36
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.84    0.27%     $1.38
U.S. TARGETED VALUE PORTFOLIO
-----------------------------
Actual Fund Return
   Class R1 Shares.......................................... $1,000.00 $  960.80    0.47%     $2.32
   Class R2 Shares.......................................... $1,000.00 $  959.80    0.62%     $3.06
   Institutional Class Shares............................... $1,000.00 $  961.30    0.37%     $1.83
Hypothetical 5% Annual Return
   Class R1 Shares.......................................... $1,000.00 $1,022.84    0.47%     $2.40
   Class R2 Shares.......................................... $1,000.00 $1,022.08    0.62%     $3.16
   Institutional Class Shares............................... $1,000.00 $1,023.34    0.37%     $1.89
U.S. SMALL CAP VALUE PORTFOLIO
------------------------------
Actual Fund Return.......................................... $1,000.00 $  974.70    0.52%     $2.59
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.58    0.52%     $2.65
U.S. CORE EQUITY 1 PORTFOLIO
----------------------------
Actual Fund Return.......................................... $1,000.00 $1,013.40    0.19%     $0.96
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.25    0.19%     $0.97
U.S. CORE EQUITY 2 PORTFOLIO
----------------------------
Actual Fund Return.......................................... $1,000.00 $1,004.20    0.22%     $1.11
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.10    0.22%     $1.12
U.S. VECTOR EQUITY PORTFOLIO
----------------------------
Actual Fund Return.......................................... $1,000.00 $  978.30    0.32%     $1.60
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.59    0.32%     $1.63
U.S. SMALL CAP PORTFOLIO
------------------------
Actual Fund Return.......................................... $1,000.00 $  987.80    0.37%     $1.85
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.34    0.37%     $1.89
U.S. MICRO CAP PORTFOLIO
------------------------
Actual Fund Return.......................................... $1,000.00 $  995.90    0.52%     $2.62
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.58    0.52%     $2.65
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
------------------------------------------
Actual Fund Return.......................................... $1,000.00 $1,028.90    0.25%     $1.28
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.95    0.25%     $1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
DFA REAL ESTATE SECURITIES PORTFOLIO
------------------------------------
Actual Fund Return.......................................... $1,000.00 $1,070.10    0.18%     $0.94
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.30    0.18%     $0.92
LARGE CAP INTERNATIONAL PORTFOLIO
---------------------------------
Actual Fund Return.......................................... $1,000.00 $  902.00    0.21%     $1.01
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.15    0.21%     $1.07
INTERNATIONAL CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return.......................................... $1,000.00 $  880.60    0.28%     $1.33
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.79    0.28%     $1.43
INTERNATIONAL SMALL COMPANY PORTFOLIO(3)
----------------------------------------
Actual Fund Return.......................................... $1,000.00 $  869.60    0.52%     $2.45
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.58    0.52%     $2.65
GLOBAL SMALL COMPANY PORTFOLIO(3)
---------------------------------
Actual Fund Return.......................................... $1,000.00 $  919.50    0.48%     $2.32
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.79    0.48%     $2.45
JAPANESE SMALL COMPANY PORTFOLIO(2)
-----------------------------------
Actual Fund Return.......................................... $1,000.00 $  868.80    0.53%     $2.50
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.53    0.53%     $2.70
ASIA PACIFIC SMALL COMPANY PORTFOLIO(2)
---------------------------------------
Actual Fund Return.......................................... $1,000.00 $  881.50    0.54%     $2.56
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.48    0.54%     $2.75
UNITED KINGDOM SMALL COMPANY PORTFOLIO(2)
-----------------------------------------
Actual Fund Return.......................................... $1,000.00 $  868.10    0.57%     $2.68
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.33    0.57%     $2.91
CONTINENTAL SMALL COMPANY PORTFOLIO(2)
--------------------------------------
Actual Fund Return.......................................... $1,000.00 $  860.40    0.53%     $2.49
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.53    0.53%     $2.70
DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
--------------------------------------------------
Actual Fund Return.......................................... $1,000.00 $  927.30    0.26%     $1.26
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.90    0.26%     $1.33
DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO(4)
----------------------------------------------
Actual Fund Return.......................................... $1,000.00 $1,019.00    0.24%     $1.22
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.00    0.24%     $1.22

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
-------------------------------------------
Actual Fund Return.......................................... $1,000.00 $  844.10    0.66%     $3.07
Hypothetical 5% Annual Return............................... $1,000.00 $1,021.88    0.66%     $3.36
INTERNATIONAL VECTOR EQUITY PORTFOLIO
-------------------------------------
Actual Fund Return.......................................... $1,000.00 $  871.60    0.48%     $2.26
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.79    0.48%     $2.45
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
---------------------------------------------------
Actual Fund Return.......................................... $1,000.00 $  904.80    0.32%     $1.54
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.59    0.32%     $1.63
WORLD EX U.S. VALUE PORTFOLIO(3)
--------------------------------
Actual Fund Return.......................................... $1,000.00 $  863.70    0.50%     $2.35
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.69    0.50%     $2.55
WORLD EX U.S. TARGETED VALUE PORTFOLIO
--------------------------------------
Actual Fund Return.......................................... $1,000.00 $  835.20    0.65%     $3.01
Hypothetical 5% Annual Return............................... $1,000.00 $1,021.93    0.65%     $3.31
WORLD EX U.S. CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return.......................................... $1,000.00 $  862.50    0.38%     $1.78
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.29    0.38%     $1.94
WORLD CORE EQUITY PORTFOLIO(3)
------------------------------
Actual Fund Return.......................................... $1,000.00 $  940.40    0.35%     $1.71
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.44    0.35%     $1.79
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO(3)
---------------------------------------------
Actual Fund Return.......................................... $1,000.00 $  945.20    0.34%     $1.67
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.49    0.34%     $1.73
EMERGING MARKETS PORTFOLIO(2)
-----------------------------
Actual Fund Return.......................................... $1,000.00 $  842.90    0.44%     $2.04
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.99    0.44%     $2.24
EMERGING MARKETS SMALL CAP PORTFOLIO(2)
---------------------------------------
Actual Fund Return.......................................... $1,000.00 $  788.00    0.68%     $3.06
Hypothetical 5% Annual Return............................... $1,000.00 $1,021.78    0.68%     $3.47

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
EMERGING MARKETS VALUE PORTFOLIO(2)
-----------------------------------
Actual Fund Return
   Class R2 Shares.......................................... $1,000.00 $  845.60    0.77%     $3.58
   Institutional Class Shares............................... $1,000.00 $  846.70    0.52%     $2.42
Hypothetical 5% Annual Return
   Class R2 Shares.......................................... $1,000.00 $1,021.32    0.77%     $3.92
   Institutional Class Shares............................... $1,000.00 $1,022.58    0.52%     $2.65
EMERGING MARKETS CORE EQUITY PORTFOLIO
--------------------------------------
Actual Fund Return.......................................... $1,000.00 $  826.00    0.49%     $2.26
Hypothetical 5% Annual Return............................... $1,000.00 $1,022.74    0.49%     $2.50

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).
(3)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).
(4)The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund's portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company's holdings, which reflect the investments by category or country.

FEEDER FUNDS

                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
U.S. Large Cap Value Portfolio..............................              100.0%
Japanese Small Company Portfolio............................              100.0%
Asia Pacific Small Company Portfolio........................              100.0%
United Kingdom Small Company Portfolio......................              100.0%
Continental Small Company Portfolio.........................              100.0%
Emerging Markets Portfolio..................................              100.0%
Emerging Markets Small Cap Portfolio........................              100.0%
Emerging Markets Value Portfolio............................              100.0%

FUND OF FUNDS
                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
International Small Company Portfolio.......................              100.0%
Global Small Company Portfolio..............................              100.0%
World ex U.S. Value Portfolio...............................              100.0%
World Core Equity Portfolio.................................              100.0%
Selectively Hedged Global Equity Portfolio..................              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

ENHANCED DOMESTIC EQUITY PORTFOLIO

              ENHANCED U.S. LARGE COMPANY PORTFOLIO
Corporate...................................................  31.3%
Government..................................................  14.1%
Foreign Corporate...........................................  26.1%
Foreign Government..........................................  24.7%
Supranational...............................................   3.8%
                                                             -----
                                                             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                 U.S. LARGE CAP EQUITY PORTFOLIO
Communication Services......................................   9.6%
Consumer Discretionary......................................  11.4%
Consumer Staples............................................   7.1%
Energy......................................................   5.5%
Financials..................................................  13.7%
Health Care.................................................  14.4%
Industrials.................................................  11.7%
Information Technology......................................  20.8%
Materials...................................................   3.3%
Real Estate.................................................   0.2%
Utilities...................................................   2.3%
                                                             -----
                                                             100.0%

                  U.S. TARGETED VALUE PORTFOLIO
Communication Services......................................   3.0%
Consumer Discretionary......................................  12.9%
Consumer Staples............................................   3.7%
Energy......................................................   9.2%
Financials..................................................  27.7%
Health Care.................................................   5.9%
Industrials.................................................  20.0%
Information Technology......................................  11.3%
Materials...................................................   5.8%
Real Estate.................................................   0.4%
Utilities...................................................   0.1%
                                                             -----
                                                             100.0%

                  U.S. SMALL CAP VALUE PORTFOLIO
Communication Services......................................   4.2%
Consumer Discretionary......................................  13.2%
Consumer Staples............................................   3.9%
Energy......................................................  11.5%
Financials..................................................  26.3%
Health Care.................................................   4.8%
Industrials.................................................  18.4%
Information Technology......................................  11.3%
Materials...................................................   5.8%
Real Estate.................................................   0.5%
Utilities...................................................   0.1%
                                                             -----
                                                             100.0%

                   U.S. CORE EQUITY 1 PORTFOLIO
Communication Services......................................   7.7%
Consumer Discretionary......................................  13.0%
Consumer Staples............................................   6.4%
Energy......................................................   5.7%
Financials..................................................  14.9%
Health Care.................................................  12.6%
Industrials.................................................  13.0%
Information Technology......................................  19.7%
Materials...................................................   3.9%
Real Estate.................................................   0.3%
Utilities...................................................   2.8%
                                                             -----
                                                             100.0%

                   U.S. CORE EQUITY 2 PORTFOLIO
Communication Services......................................   8.0%
Consumer Discretionary......................................  12.3%
Consumer Staples............................................   6.1%
Energy......................................................   6.3%
Financials..................................................  17.5%
Health Care.................................................  12.0%
Industrials.................................................  13.6%
Information Technology......................................  17.8%
Materials...................................................   4.2%
Real Estate.................................................   0.3%
Utilities...................................................   1.9%
                                                             -----
                                                             100.0%

                   U.S. VECTOR EQUITY PORTFOLIO
Communication Services......................................   6.3%
Consumer Discretionary......................................  11.3%
Consumer Staples............................................   4.1%
Energy......................................................   7.9%
Financials..................................................  24.9%
Health Care.................................................   9.3%
Industrials.................................................  15.9%
Information Technology......................................  13.7%
Materials...................................................   5.0%
Real Estate.................................................   0.5%
Utilities...................................................   1.1%
                                                             -----
                                                             100.0%

                     U.S. SMALL CAP PORTFOLIO
Communication Services......................................   3.9%
Consumer Discretionary......................................  15.2%
Consumer Staples............................................   4.5%
Energy......................................................   6.5%
Financials..................................................  19.4%
Health Care.................................................   9.4%
Industrials.................................................  19.2%
Information Technology......................................  12.8%
Materials...................................................   5.0%
Real Estate.................................................   0.7%
Utilities...................................................   3.4%
                                                             -----
                                                             100.0%

                     U.S. MICRO CAP PORTFOLIO
Communication Services......................................   3.5%
Consumer Discretionary......................................  14.3%
Consumer Staples............................................   4.1%
Energy......................................................   7.0%
Financials..................................................  21.7%
Health Care.................................................  10.3%
Industrials.................................................  20.0%
Information Technology......................................  11.5%
Materials...................................................   4.4%
Real Estate.................................................   1.1%
Utilities...................................................   2.1%
                                                             -----
                                                             100.0%

            U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
Communication Services......................................   7.0%
Consumer Discretionary......................................  19.4%
Consumer Staples............................................  11.2%
Energy......................................................   1.0%
Financials..................................................   4.3%
Health Care.................................................   7.7%
Industrials.................................................  19.2%
Information Technology......................................  27.5%
Materials...................................................   2.7%
                                                             -----
                                                             100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED


               DFA REAL ESTATE SECURITIES PORTFOLIO
Real Estate................................................. 100.0%
                                                             -----
                                                             100.0%

                LARGE CAP INTERNATIONAL PORTFOLIO
Communication Services......................................   5.7%
Consumer Discretionary......................................  12.2%
Consumer Staples............................................  10.3%
Energy......................................................   7.4%
Financials..................................................  19.0%
Health Care.................................................   9.5%
Industrials.................................................  15.1%
Information Technology......................................   5.4%
Materials...................................................  10.2%
Real Estate.................................................   2.0%
Utilities...................................................   3.2%
                                                             -----
                                                             100.0%

               INTERNATIONAL CORE EQUITY PORTFOLIO
Communication Services......................................   5.9%
Consumer Discretionary......................................  13.7%
Consumer Staples............................................   7.4%
Energy......................................................   7.5%
Financials..................................................  17.4%
Health Care.................................................   5.9%
Industrials.................................................  17.6%
Information Technology......................................   5.9%
Materials...................................................  13.1%
Real Estate.................................................   2.6%
Utilities...................................................   3.0%
                                                             -----
                                                             100.0%

        DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
Real Estate................................................. 100.0%
                                                             -----
                                                             100.0%

           DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
Affiliated Investment Companies.............................  52.7%
Real Estate.................................................  47.3%
                                                             -----
                                                             100.0%

           DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
Communication Services......................................   2.7%
Consumer Discretionary......................................  13.4%
Consumer Staples............................................   5.2%
Energy......................................................   7.9%
Financials..................................................  20.4%
Health Care.................................................   2.2%
Industrials.................................................  23.1%
Information Technology......................................   4.1%
Materials...................................................  16.0%
Real Estate.................................................   3.1%
Utilities...................................................   1.9%
                                                             -----
                                                             100.0%

              INTERNATIONAL VECTOR EQUITY PORTFOLIO
Communication Services......................................   5.0%
Consumer Discretionary......................................  13.5%
Consumer Staples............................................   6.3%
Energy......................................................   7.7%
Financials..................................................  18.5%
Health Care.................................................   4.5%
Industrials.................................................  19.3%
Information Technology......................................   6.2%
Materials...................................................  14.2%
Real Estate.................................................   2.6%
Utilities...................................................   2.2%
                                                             -----
                                                             100.0%

       INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
Communication Services......................................   9.0%
Consumer Discretionary......................................  16.8%
Consumer Staples............................................  12.4%
Energy......................................................   4.4%
Financials..................................................   4.8%
Health Care.................................................  10.9%
Industrials.................................................  19.7%
Information Technology......................................   5.8%
Materials...................................................  13.0%
Real Estate.................................................   0.7%
Utilities...................................................   2.5%
                                                             -----
                                                             100.0%

              WORLD EX U.S. TARGETED VALUE PORTFOLIO
Communication Services......................................   4.4%
Consumer Discretionary......................................  13.1%
Consumer Staples............................................   5.6%
Energy......................................................   6.0%
Financials..................................................  17.6%
Health Care.................................................   3.3%
Industrials.................................................  20.9%
Information Technology......................................   6.8%
Materials...................................................  15.5%
Real Estate.................................................   4.6%
Utilities...................................................   2.2%
                                                             -----
                                                             100.0%

               WORLD EX U.S. CORE EQUITY PORTFOLIO
Communication Services......................................   6.1%
Consumer Discretionary......................................  13.2%
Consumer Staples............................................   7.1%
Energy......................................................   7.3%
Financials..................................................  17.4%
Health Care.................................................   5.2%
Industrials.................................................  16.2%
Information Technology......................................   8.1%
Materials...................................................  12.9%
Real Estate.................................................   3.3%
Utilities...................................................   3.2%
                                                             -----
                                                             100.0%

              EMERGING MARKETS CORE EQUITY PORTFOLIO
Communication Services......................................   7.9%
Consumer Discretionary......................................  10.4%
Consumer Staples............................................   7.5%
Energy......................................................   6.7%
Financials..................................................  18.5%
Health Care.................................................   3.5%
Industrials.................................................   9.0%
Information Technology......................................  17.9%
Materials...................................................  11.6%
Real Estate.................................................   3.6%
Utilities...................................................   3.4%
                                                             -----
                                                             100.0%

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
BONDS -- (85.3%)
AUSTRALIA -- (8.2%)
ANZ New Zealand International Ltd.
    2.600%, 09/23/19.................................................      2,200  $ 2,188,966
Australia & New Zealand Banking Group, Ltd.
W   2.250%, 12/19/19.................................................      1,000      990,697
    5.100%, 01/13/20.................................................        750      767,856
Commonwealth Bank of Australia
    5.000%, 10/15/19.................................................      3,000    3,052,581
#W  2.250%, 03/10/20.................................................      1,000      986,210
W   2.050%, 09/18/20.................................................      1,800    1,754,691
    2.400%, 11/02/20.................................................      2,096    2,053,078
National Australia Bank, Ltd.
    2.125%, 05/22/20.................................................      5,586    5,488,971
    2.500%, 01/12/21.................................................      3,500    3,424,859
Westpac Banking Corp.
    2.150%, 03/06/20.................................................      2,204    2,172,284
    2.300%, 05/26/20.................................................      3,500    3,444,192
                                                                                  -----------
TOTAL AUSTRALIA......................................................              26,324,385
                                                                                  -----------
AUSTRIA -- (2.0%)
Oesterreichische Kontrollbank AG
    1.750%, 01/24/20.................................................      5,000    4,929,699
    1.875%, 01/20/21.................................................      1,500    1,461,161
                                                                                  -----------
TOTAL AUSTRIA........................................................               6,390,860
                                                                                  -----------
CANADA -- (20.4%)
Bank of Montreal
    2.100%, 12/12/19.................................................        680      672,490
    1.900%, 08/27/21.................................................      4,000    3,834,399
Bank of Nova Scotia (The)
    2.350%, 10/21/20.................................................      1,500    1,475,217
Canada Housing Trust No 1
W   2.000%, 12/15/19................................................. CAD  4,000    3,030,848
W   1.200%, 06/15/20................................................. CAD  8,000    5,965,681
Canadian Government Bond
    1.750%, 05/01/20................................................. CAD  2,000    1,507,539
CPPIB Capital, Inc.
    1.400%, 06/04/20................................................. CAD  6,200    4,632,916
#   2.375%, 01/29/21.................................................      2,000    1,968,663
Province of Alberta Canada
    1.250%, 06/01/20................................................. CAD  2,000    1,491,618
Province of British Columbia Canada
    3.700%, 12/18/20................................................. CAD  6,000    4,671,655
Province of Manitoba Canada
    2.050%, 11/30/20.................................................      3,000    2,934,090

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
CANADA -- (Continued)
Province of Ontario Canada
    4.400%, 04/14/20.................................................      5,000  $ 5,093,967
    4.200%, 06/02/20................................................. CAD  4,700    3,667,567
    2.550%, 02/12/21.................................................      1,500    1,479,135
Province of Quebec Canada
    3.500%, 07/29/20.................................................      2,200    2,215,812
    4.500%, 12/01/20................................................. CAD  5,500    4,347,066
Province of Saskatchewan Canada
    3.900%, 07/28/20................................................. CAD  6,300    4,902,845
Royal Bank of Canada
    2.980%, 05/07/19................................................. CAD  1,000      762,293
    2.350%, 12/09/19................................................. CAD  1,300      984,808
    2.150%, 03/06/20.................................................      1,000      987,436
    2.350%, 10/30/20.................................................      1,000      981,936
Toronto-Dominion Bank (The)
    2.563%, 06/24/20................................................. CAD  5,000    3,782,103
    2.500%, 12/14/20.................................................      2,000    1,969,203
    2.125%, 04/07/21.................................................      1,000      971,870
    3.250%, 06/11/21.................................................      1,000      996,661
                                                                                  -----------
TOTAL CANADA.........................................................              65,327,818
                                                                                  -----------
DENMARK -- (0.5%)
Kommunekredit
    1.625%, 06/12/20.................................................      1,500    1,467,465
                                                                                  -----------
FRANCE -- (1.9%)
Caisse d'Amortissement de la Dette Sociale
    1.875%, 07/28/20.................................................      2,000    1,958,620
Total Capital International SA
    2.750%, 06/19/21.................................................      2,000    1,974,920
Total Capital SA
    4.450%, 06/24/20.................................................      2,200    2,241,657
                                                                                  -----------
TOTAL FRANCE.........................................................               6,175,197
                                                                                  -----------
GERMANY -- (4.2%)
Daimler Finance North America LLC
W   2.250%, 03/02/20.................................................      1,500    1,476,132
Deutsche Bank AG
    2.850%, 05/10/19.................................................      1,500    1,494,832
FMS Wertmanagement
    1.750%, 01/24/20.................................................      3,000    2,958,318
Kreditanstalt fuer Wiederaufbau
    1.500%, 04/20/20                                                       2,000    1,958,526
    1.875%, 06/30/20.................................................      2,000    1,964,355
    2.750%, 07/15/20.................................................        800      796,739

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
GERMANY -- (Continued)
State of North Rhine-Westphalia Germany
    1.625%, 01/22/20.................................................      1,000  $   983,850
Volkswagen Group of America Finance LLC
    2.450%, 11/20/19.................................................      2,000    1,980,077
                                                                                  -----------
TOTAL GERMANY........................................................              13,612,829
                                                                                  -----------
JAPAN -- (4.5%)
Development Bank of Japan, Inc.
    1.625%, 09/25/19.................................................      2,000    1,972,924
MUFG Bank, Ltd.
W   2.300%, 03/05/20.................................................      1,400    1,381,574
Nissan Motor Acceptance Corp.
W   2.125%, 03/03/20.................................................      1,300    1,277,280
Toyota Credit Canada, Inc.
    2.250%, 05/23/19................................................. CAD  1,900    1,442,539
    1.800%, 02/19/20................................................. CAD  6,500    4,873,284
    2.200%, 02/25/21................................................. CAD  4,500    3,352,927
                                                                                  -----------
TOTAL JAPAN..........................................................              14,300,528
                                                                                  -----------
NETHERLANDS -- (3.3%)
BNG Bank NV
    1.750%, 03/24/20.................................................      1,000      983,116
    2.125%, 12/14/20.................................................      1,500    1,470,510
Cooperatieve Rabobank UA
    2.250%, 12/02/19.................................................      1,655    1,637,835
    4.750%, 01/15/20.................................................        700      713,013
Shell International Finance BV
    4.375%, 03/25/20.................................................      1,547    1,574,428
    2.125%, 05/11/20.................................................      1,500    1,479,766
    2.250%, 11/10/20.................................................      2,685    2,636,187
                                                                                  -----------
TOTAL NETHERLANDS....................................................              10,494,855
                                                                                  -----------
NORWAY -- (1.4%)
Equinor ASA
    2.250%, 11/08/19.................................................      3,461    3,432,754
    2.900%, 11/08/20.................................................        941      933,909
                                                                                  -----------
TOTAL NORWAY.........................................................               4,366,663
                                                                                  -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.8%)
Council Of Europe Development Bank
    1.625%, 03/10/20.................................................      3,000    2,947,247
European Investment Bank
    4.000%, 02/16/21.................................................      3,000    3,062,389

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
W   2.250%, 07/30/21................................................. CAD  8,000  $ 6,016,605
                                                                                  -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........................              12,026,241
                                                                                  -----------
SWEDEN -- (3.5%)
Kommuninvest I Sverige AB
    1.750%, 03/19/20.................................................      2,000    1,967,196
    2.500%, 12/01/20................................................. SEK 25,000    2,868,683
    1.000%, 09/15/21................................................. SEK 17,000    1,899,024
Svensk Exportkredit AB
    1.750%, 05/18/20.................................................      1,000      980,420
    2.875%, 05/22/21.................................................      2,500    2,485,131
Svenska Handelsbanken AB
#   2.400%, 10/01/20.................................................      1,000      981,440
                                                                                  -----------
TOTAL SWEDEN.........................................................              11,181,894
                                                                                  -----------
UNITED KINGDOM -- (2.1%)
AstraZeneca P.L.C.
    1.950%, 09/18/19.................................................        700      692,988
BAE Systems Holdings, Inc.
W   6.375%, 06/01/19.................................................        480      488,622
Barclays P.L.C.
    2.750%, 11/08/19.................................................      1,500    1,489,533
    2.875%, 06/08/20.................................................        500      493,886
BP Capital Markets P.L.C.
    2.315%, 02/13/20.................................................      2,550    2,523,397
HSBC USA, Inc.
    2.375%, 11/13/19.................................................      1,000      992,428
                                                                                  -----------
TOTAL UNITED KINGDOM.................................................               6,680,854
                                                                                  -----------
UNITED STATES -- (29.5%)
Allergan Funding SCS
    3.000%, 03/12/20.................................................      1,200    1,194,793
Allergan, Inc.
    3.375%, 09/15/20.................................................      1,800    1,796,593
Altria Group, Inc.
    2.625%, 01/14/20.................................................      2,000    1,987,047
American Express Credit Corp.
    2.375%, 05/26/20.................................................      1,000      986,110
American Honda Finance Corp.
    2.150%, 03/13/20.................................................      1,500    1,478,723
Amgen, Inc.
    2.200%, 05/11/20.................................................      1,000      984,480
Anthem, Inc.
    2.500%, 11/21/20.................................................      1,766    1,730,223
Apple, Inc.
    1.800%, 05/11/20.................................................      2,000    1,963,040
    2.000%, 11/13/20.................................................      2,500    2,445,862

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
UNITED STATES -- (Continued)
AT&T, Inc.
    2.450%, 06/30/20.................................................       1,500  $1,476,872
Autodesk, Inc.
    3.125%, 06/15/20.................................................       1,500   1,493,777
Bank of America Corp.
    2.250%, 04/21/20.................................................       1,035   1,020,056
Bank of New York Mellon Corp. (The)
    2.150%, 02/24/20.................................................       2,000   1,976,360
Biogen, Inc.
    2.900%, 09/15/20.................................................       2,000   1,980,885
Boston Scientific Corp.
    6.000%, 01/15/20.................................................       1,300   1,340,032
Capital One NA
    2.350%, 01/31/20.................................................       1,500   1,481,070
Chevron Corp.
    1.961%, 03/03/20.................................................       3,600   3,549,223
Citibank NA
    2.100%, 06/12/20.................................................       1,000     981,738
Citizens Bank N.A.
    2.450%, 12/04/19.................................................       2,200   2,183,393
Coca-Cola Co. (The)
    1.875%, 10/27/20.................................................       1,000     977,445
Costco Wholesale Corp.
#   1.750%, 02/15/20.................................................         950     934,222
CVS Health Corp.
    2.800%, 07/20/20.................................................       1,500   1,484,135
Discovery Communications LLC
W   2.750%, 11/15/19.................................................       2,000   1,985,829
Dominion Energy, Inc.
    2.500%, 12/01/19.................................................       2,000   1,987,913
Eastman Chemical Co.
    2.700%, 01/15/20.................................................       2,000   1,984,949
EI du Pont de Nemours & Co.
    4.625%, 01/15/20.................................................         632     642,763
EMD Finance LLC
#W  2.400%, 03/19/20.................................................       2,100   2,069,727
Enterprise Products Operating LLC
    5.250%, 01/31/20.................................................       2,000   2,046,080
Exelon Generation Co. LLC
#   2.950%, 01/15/20.................................................       2,000   1,987,291
Express Scripts Holding Co.
    2.250%, 06/15/19.................................................       2,000   1,992,602
Ford Motor Credit Co. LLC
    2.681%, 01/09/20.................................................       1,000     985,621
General Electric Co.
    2.200%, 01/09/20.................................................       1,000     981,944
General Motors Financial Co., Inc.
#   2.350%, 10/04/19.................................................         429     424,813
    3.150%, 01/15/20.................................................       1,600   1,592,164

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
UNITED STATES -- (Continued)
Gilead Sciences, Inc.
    2.350%, 02/01/20.................................................    1,500  $1,485,181
Goldman Sachs Group, Inc. (The)
    6.000%, 06/15/20.................................................    1,000   1,040,647
Harley-Davidson Financial Services, Inc.
W   2.150%, 02/26/20.................................................    1,000     982,640
Humana, Inc.
    2.625%, 10/01/19.................................................    2,981   2,965,746
JM Smucker Co. (The)
    2.500%, 03/15/20.................................................    1,061   1,051,147
John Deere Capital Corp.
    2.050%, 03/10/20.................................................      220     217,081
JPMorgan Chase & Co.
#   2.250%, 01/23/20.................................................    1,000     988,154
#   4.950%, 03/25/20.................................................    2,000   2,046,036
Kraft Heinz Foods Co.
    5.375%, 02/10/20.................................................    1,500   1,539,336
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20.................................................      400     394,722
Markel Corp.
    7.125%, 09/30/19.................................................      527     543,175
Medtronic, Inc.
    2.500%, 03/15/20.................................................    2,500   2,478,357
Microsoft Corp.
    1.850%, 02/06/20.................................................    1,500   1,480,910
Nasdaq, Inc.
    5.550%, 01/15/20.................................................    1,300   1,332,773
Nuveen Finance LLC
W   2.950%, 11/01/19.................................................    1,000     998,045
Philip Morris International, Inc.
    2.000%, 02/21/20.................................................    3,000   2,955,240
PNC Bank NA
    2.600%, 07/21/20.................................................    1,000     987,953
Quest Diagnostics, Inc.
    4.750%, 01/30/20.................................................    1,131   1,150,114
Ryder System, Inc.
    2.450%, 09/03/19.................................................    2,000   1,988,901
Southern Co. (The)
    2.750%, 06/15/20.................................................    1,000     988,010
Target Corp.
    3.875%, 07/15/20.................................................      963     975,635
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.................................................    1,500   1,539,158
Textron, Inc.
    7.250%, 10/01/19.................................................    1,500   1,550,852
Tyson Foods, Inc.
    2.650%, 08/15/19.................................................    1,200   1,196,623
Verizon Communications, Inc.
    4.600%, 04/01/21.................................................    1,600   1,642,605
Walmart, Inc.
    2.850%, 06/23/20.................................................    3,759   3,753,029

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                                                FACE
                                                                                               AMOUNT^    VALUE+
                                                                                               ------- ------------
                                                                                                (000)
UNITED STATES -- (Continued)
Zimmer Biomet Holdings, Inc.
                           2.700%, 04/01/20.................................................    2,000  $  1,977,695
                                                                                                       ------------
TOTAL UNITED STATES.........................................................................             94,377,540
                                                                                                       ------------
TOTAL BONDS.................................................................................            272,727,129
                                                                                                       ------------
U.S. TREASURY OBLIGATIONS -- (14.0%)
U.S. Treasury Notes
                           1.125%, 04/30/20.................................................    3,000     2,925,234
                           1.375%, 08/31/20.................................................    8,000     7,787,813
(double left angle quote)  1.750%, 10/31/20.................................................   25,000    24,455,078
                           1.625%, 11/30/20.................................................   10,000     9,746,094
                                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS.............................................................             44,914,219
                                                                                                       ------------
TOTAL INVESTMENT SECURITIES.................................................................            317,641,348
                                                                                                       ------------

                                                                          SHARES     VALUE+
                                                                          ------- ------------
SECURITIES LENDING COLLATERAL -- (0.7%)
@(S)  DFA Short Term Investment Fund...................................   196,232 $  2,270,404
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $324,942,113)................................................             $319,911,752
                                                                                  ============

As of October 31, 2018, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                                  UNREALIZED
                                                                                                   FOREIGN
                                                                                                   EXCHANGE
                                                                                     SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED      CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
--------------------- --------------------- ---------------------------------------  ---------- --------------
USD         1,952,321 SEK        17,425,383 Royal Bank of Scotland                    01/17/19    $   33,701
USD         2,971,503 SEK        26,399,979 Citibank, N.A.                            01/17/19        64,736
USD        56,298,577 CAD        73,526,505 Royal Bank of Scotland                    01/24/19       349,401
                                                                                                  ----------
TOTAL APPRECIATION                                                                                $  447,838
                                                                                                  ==========

As of October 31, 2018, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................   2,429    12/21/18  $348,797,334 $329,263,095  $(19,534,239)
                                                                        ------------ ------------  ------------
TOTAL FUTURES CONTRACTS...........................                      $348,797,334 $329,263,095  $(19,534,239)
                                                                        ============ ============  ============

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ------------------------------------------------
                                                                LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
                                                             ------------  ------------ -------- ------------
Bonds
   Australia................................................           --  $ 26,324,385       -- $ 26,324,385
   Austria..................................................           --     6,390,860       --    6,390,860
   Canada...................................................           --    65,327,818       --   65,327,818
   Denmark..................................................           --     1,467,465       --    1,467,465
   France...................................................           --     6,175,197       --    6,175,197
   Germany..................................................           --    13,612,829       --   13,612,829
   Japan....................................................           --    14,300,528       --   14,300,528
   Netherlands..............................................           --    10,494,855       --   10,494,855
   Norway...................................................           --     4,366,663       --    4,366,663
   Supranational Organization Obligations...................           --    12,026,241       --   12,026,241
   Sweden...................................................           --    11,181,894       --   11,181,894
   United Kingdom...........................................           --     6,680,854       --    6,680,854
   United States............................................           --    94,377,540       --   94,377,540
U.S. Treasury Obligations...................................           --    44,914,219       --   44,914,219
Securities Lending Collateral...............................           --     2,270,404       --    2,270,404
Forward Currency Contracts**................................           --       447,838       --      447,838
Futures Contracts**......................................... $(19,534,239)           --       --  (19,534,239)
                                                             ------------  ------------ -------- ------------
TOTAL....................................................... $(19,534,239) $320,359,590       -- $300,825,351
                                                             ============  ============ ======== ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                             PERCENTAGE
                                                                      SHARES     VALUE+    OF NET ASSETS++
                                                                      ------- ------------ ---------------
COMMON STOCKS -- (97.1%)
COMMUNICATION SERVICES -- (9.3%)
*   Alphabet, Inc., Class A..........................................  13,358 $ 14,567,968       1.0%
*   Alphabet, Inc., Class C..........................................  14,150   15,236,295       1.1%
    AT&T, Inc........................................................ 393,396   12,069,389       0.8%
    Comcast Corp., Class A........................................... 334,263   12,748,791       0.9%
*   Facebook, Inc., Class A.......................................... 111,354   16,902,424       1.2%
    Verizon Communications, Inc...................................... 292,286   16,686,608       1.1%
    Walt Disney Co. (The)............................................ 109,919   12,621,999       0.9%
    Other Securities.................................................           38,427,539       2.5%
                                                                              ------------      ----
TOTAL COMMUNICATION SERVICES.........................................          139,261,013       9.5%
                                                                              ------------      ----
CONSUMER DISCRETIONARY -- (11.1%)
*   Amazon.com, Inc..................................................  22,255   35,563,713       2.4%
    Home Depot, Inc. (The)...........................................  65,195   11,466,497       0.8%
    McDonald's Corp..................................................  34,175    6,045,557       0.4%
    Other Securities.................................................          112,685,192       7.8%
                                                                              ------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................          165,760,959      11.4%
                                                                              ------------      ----
CONSUMER STAPLES -- (6.9%)
    Altria Group, Inc................................................ 103,210    6,712,778       0.5%
    Coca-Cola Co. (The).............................................. 201,253    9,635,994       0.7%
    PepsiCo, Inc.....................................................  77,946    8,759,571       0.6%
    Philip Morris International, Inc.................................  60,871    5,360,909       0.4%
    Procter & Gamble Co. (The)....................................... 149,126   13,224,494       0.9%
    Walmart, Inc..................................................... 103,570   10,386,000       0.7%
    Other Securities.................................................           48,829,908       3.3%
                                                                              ------------      ----
TOTAL CONSUMER STAPLES...............................................          102,909,654       7.1%
                                                                              ------------      ----
ENERGY -- (5.3%)
    Chevron Corp.....................................................  74,314    8,297,158       0.6%
    Exxon Mobil Corp................................................. 195,115   15,546,763       1.1%
    Other Securities.................................................           55,805,981       3.8%
                                                                              ------------      ----
TOTAL ENERGY.........................................................           79,649,902       5.5%
                                                                              ------------      ----
FINANCIALS -- (13.3%)
    American Express Co..............................................  52,182    5,360,657       0.4%
    Bank of America Corp............................................. 390,910   10,750,025       0.7%
*   Berkshire Hathaway, Inc., Class B................................  73,291   15,045,176       1.0%
    Citigroup, Inc...................................................  96,644    6,326,316       0.4%
    JPMorgan Chase & Co.............................................. 184,913   20,159,215       1.4%
    Wells Fargo & Co................................................. 245,966   13,092,770       0.9%
    Other Securities.................................................          127,561,442       8.8%
                                                                              ------------      ----
TOTAL FINANCIALS.....................................................          198,295,601      13.6%
                                                                              ------------      ----
HEALTH CARE -- (14.0%)
    AbbVie, Inc......................................................  90,253    7,026,196       0.5%
    Amgen, Inc.......................................................  43,564    8,398,704       0.6%
    Gilead Sciences, Inc.............................................  95,391    6,503,758       0.5%
    Johnson & Johnson................................................ 151,793   21,249,502       1.5%
    Medtronic P.L.C..................................................  57,457    5,160,788       0.4%
    Merck & Co., Inc................................................. 137,957   10,155,015       0.7%

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS++
                                                                        --------- -------------- ---------------
HEALTH CARE -- (Continued)
      Pfizer, Inc......................................................   367,312 $   15,816,455        1.1%
      UnitedHealth Group, Inc..........................................    50,895     13,301,408        0.9%
      Other Securities.................................................              122,235,210        8.2%
                                                                                  --------------      -----
TOTAL HEALTH CARE......................................................              209,847,036       14.4%
                                                                                  --------------      -----
INDUSTRIALS -- (11.4%)
      3M Co............................................................    32,179      6,122,377        0.4%
      Boeing Co. (The).................................................    30,391     10,784,550        0.7%
      Honeywell International, Inc.....................................    45,305      6,561,070        0.5%
      Union Pacific Corp...............................................    46,648      6,820,871        0.5%
      United Technologies Corp.........................................    46,145      5,731,670        0.4%
      Other Securities.................................................              134,582,824        9.2%
                                                                                  --------------      -----
TOTAL INDUSTRIALS......................................................              170,603,362       11.7%
                                                                                  --------------      -----
INFORMATION TECHNOLOGY -- (20.2%)
      Accenture P.L.C., Class A........................................    36,715      5,787,018        0.4%
      Apple, Inc.......................................................   282,000     61,718,520        4.2%
      Broadcom, Inc....................................................    23,056      5,152,785        0.4%
      Cisco Systems, Inc...............................................   258,975     11,848,106        0.8%
      Intel Corp.......................................................   309,228     14,496,609        1.0%
      International Business Machines Corp.............................    50,382      5,815,594        0.4%
      Mastercard, Inc., Class A........................................    52,075     10,293,665        0.7%
      Microsoft Corp...................................................   373,443     39,887,447        2.7%
      NVIDIA Corp......................................................    30,501      6,430,526        0.4%
      Oracle Corp......................................................   160,665      7,846,879        0.5%
#     QUALCOMM, Inc....................................................    82,129      5,165,093        0.4%
      Texas Instruments, Inc...........................................    54,653      5,073,438        0.4%
#     Visa, Inc., Class A..............................................    88,002     12,131,076        0.8%
      Other Securities.................................................              110,093,507        7.6%
                                                                                  --------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................              301,740,263       20.7%
                                                                                  --------------      -----
MATERIALS -- (3.2%)
      Other Securities.................................................               48,112,312        3.3%
                                                                                  --------------      -----
REAL ESTATE -- (0.1%)
      Other Securities.................................................                2,308,624        0.1%
                                                                                  --------------      -----
UTILITIES -- (2.3%)
      Other Securities.................................................               33,942,309        2.3%
                                                                                  --------------      -----
TOTAL COMMON STOCKS....................................................            1,452,431,035       99.6%
                                                                                  --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 2,938,825      2,938,825        0.2%
                                                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S)  DFA Short Term Investment Fund................................... 3,494,037     40,426,010        2.8%
                                                                                  --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,186,810,035)................................................           $1,495,795,870      102.6%
                                                                                  ==============      =====

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------
                                                                LEVEL 1       LEVEL 2   LEVEL 3      TOTAL
                                                             -------------- ----------- -------- --------------
Common Stocks
   Communication Services................................... $  139,261,013          --       -- $  139,261,013
   Consumer Discretionary...................................    165,760,959          --       --    165,760,959
   Consumer Staples.........................................    102,909,654          --       --    102,909,654
   Energy...................................................     79,649,902          --       --     79,649,902
   Financials...............................................    198,295,601          --       --    198,295,601
   Health Care..............................................    209,847,036          --       --    209,847,036
   Industrials..............................................    170,603,362          --       --    170,603,362
   Information Technology...................................    301,740,263          --       --    301,740,263
   Materials................................................     48,112,312          --       --     48,112,312
   Real Estate..............................................      2,308,624          --       --      2,308,624
   Utilities................................................     33,942,309          --       --     33,942,309
Temporary Cash Investments..................................      2,938,825          --       --      2,938,825
Securities Lending Collateral...............................             -- $40,426,010       --     40,426,010
                                                             -------------- ----------- -------- --------------
TOTAL....................................................... $1,455,369,860 $40,426,010       -- $1,495,795,870
                                                             ============== =========== ======== ==============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                 VALUE+
                                                             ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA
  Investment Trust Company.................................. $25,270,626,500
                                                             ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $25,270,626,500
                                                             ===============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (87.7%)
COMMUNICATION SERVICES -- (2.6%)
    Other Securities.................................................           $  308,493,999       3.0%
CONSUMER DISCRETIONARY -- (11.3%)
#*  AutoNation, Inc..................................................   886,733     35,894,952       0.4%
    Goodyear Tire & Rubber Co. (The)................................. 1,521,992     32,053,152       0.3%
#   Toll Brothers, Inc............................................... 1,774,310     59,723,275       0.6%
    Other Securities.................................................            1,204,007,396      11.4%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            1,331,678,775      12.7%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.2%)
#*  Post Holdings, Inc...............................................   611,801     54,095,444       0.5%
*   US Foods Holding Corp............................................ 1,326,779     38,702,143       0.4%
    Other Securities.................................................              288,949,403       2.8%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              381,746,990       3.7%
                                                                                --------------      ----
ENERGY -- (8.1%)
#*  CNX Resources Corp............................................... 2,740,170     42,883,660       0.4%
#   Helmerich & Payne, Inc...........................................   541,457     33,727,357       0.3%
#   Murphy Oil Corp.................................................. 1,760,048     56,075,129       0.5%
    Patterson-UTI Energy, Inc........................................ 2,023,306     33,667,812       0.3%
#   PBF Energy, Inc., Class A........................................ 1,256,465     52,583,060       0.5%
#   Peabody Energy Corp..............................................   924,294     32,766,222       0.3%
    Other Securities.................................................              705,159,756       6.8%
                                                                                --------------      ----
TOTAL ENERGY.........................................................              956,862,996       9.1%
                                                                                --------------      ----
FINANCIALS -- (24.3%)
    Aspen Insurance Holdings, Ltd....................................   783,262     32,803,013       0.3%
    Associated Banc-Corp............................................. 1,656,459     38,396,720       0.4%
    Assurant, Inc....................................................   594,672     57,808,065       0.6%
    Assured Guaranty, Ltd............................................ 1,393,974     55,731,081       0.5%
#   CIT Group, Inc...................................................   700,495     33,189,453       0.3%
    IBERIABANK Corp..................................................   467,494     34,823,628       0.3%
#   Investors Bancorp, Inc........................................... 3,443,442     38,497,682       0.4%
    Kemper Corp......................................................   427,696     32,158,462       0.3%
#   Legg Mason, Inc.................................................. 1,178,698     33,262,858       0.3%
#   New York Community Bancorp, Inc.................................. 3,988,804     38,212,742       0.4%
    Old Republic International Corp.................................. 2,053,698     45,284,041       0.4%
#   PacWest Bancorp.................................................. 1,289,640     52,385,177       0.5%
#   People's United Financial, Inc................................... 3,892,331     60,953,903       0.6%
    Popular, Inc.....................................................   813,041     42,286,262       0.4%
#   Prosperity Bancshares, Inc.......................................   656,128     42,668,004       0.4%
    Umpqua Holdings Corp............................................. 2,524,909     48,478,253       0.5%
    Unum Group....................................................... 1,071,647     38,857,920       0.4%
    Other Securities.................................................            2,146,156,232      20.4%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            2,871,953,496      27.4%
                                                                                --------------      ----
HEALTH CARE -- (5.2%)
*   Haemonetics Corp.................................................   327,964     34,262,399       0.3%
*   MEDNAX, Inc......................................................   796,812     32,900,367       0.3%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.................................................           $   548,451,325       5.3%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................               615,614,091       5.9%
                                                                                ---------------      ----
INDUSTRIALS -- (17.5%)
#*  AECOM............................................................ 1,446,396      42,147,979       0.4%
#   AGCO Corp........................................................   751,921      42,137,653       0.4%
#   Air Lease Corp................................................... 1,040,908      39,658,595       0.4%
#   Alaska Air Group, Inc............................................   577,044      35,442,042       0.3%
#   AMERCO...........................................................   101,651      33,187,018       0.3%
#*  Genesee & Wyoming, Inc., Class A.................................   587,682      46,562,045       0.5%
    Jacobs Engineering Group, Inc....................................   633,488      47,568,614       0.5%
*   JetBlue Airways Corp............................................. 2,789,272      46,664,521       0.5%
#*  Kirby Corp.......................................................   482,788      34,731,769       0.3%
*   Quanta Services, Inc............................................. 1,660,315      51,801,828       0.5%
    Trinity Industries, Inc.......................................... 1,613,572      46,067,481       0.4%
    Other Securities.................................................             1,604,952,129      15.3%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             2,070,921,674      19.8%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (9.9%)
#*  ARRIS International P.L.C........................................ 1,348,683      33,541,746       0.3%
*   Arrow Electronics, Inc........................................... 1,011,968      68,520,353       0.7%
    Avnet, Inc....................................................... 1,492,691      59,812,128       0.6%
    Jabil, Inc....................................................... 1,470,618      36,368,383       0.4%
*   Tech Data Corp...................................................   484,009      34,200,076       0.3%
    Other Securities.................................................               942,400,737       8.9%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             1,174,843,423      11.2%
                                                                                ---------------      ----
MATERIALS -- (5.1%)
*   Alcoa Corp.......................................................   987,656      34,558,083       0.3%
    KapStone Paper and Packaging Corp................................   944,202      33,047,070       0.3%
    Reliance Steel & Aluminum Co.....................................   771,739      60,905,642       0.6%
#   United States Steel Corp......................................... 1,443,346      38,291,969       0.4%
    Other Securities.................................................               437,612,779       4.2%
                                                                                ---------------      ----
TOTAL MATERIALS......................................................               604,415,543       5.8%
                                                                                ---------------      ----
REAL ESTATE -- (0.4%)
    Other Securities.................................................                41,227,149       0.4%
                                                                                ---------------      ----
UTILITIES -- (0.1%)
    Other Securities.................................................                10,816,540       0.1%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            10,368,574,676      99.1%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                   587,113       0.0%
                                                                                ---------------      ----
HEALTH CARE -- (0.0%)
    Other Security...................................................                   569,161       0.0%
                                                                                ---------------      ----
TOTAL PREFERRED STOCKS...............................................                 1,156,274       0.0%
                                                                                ---------------      ----

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.................................................             $       138,948        0.0%
                                                                                    ---------------      -----
TOTAL INVESTMENT SECURITIES............................................              10,369,869,898
                                                                                    ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 108,517,318     108,517,318        1.0%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (11.4%)
@(S)  DFA Short Term Investment Fund................................... 116,307,885   1,345,682,235       12.9%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)                                                         $11,824,069,451      113.0%
  (Cost $10,359,178,056)...............................................             ===============      =====

As of October 31, 2018, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................    650     12/21/18  $90,230,077 $88,110,750  $(2,119,327)
                                                                        ----------- -----------  -----------
TOTAL FUTURES CONTRACTS...........................                      $90,230,077 $88,110,750  $(2,119,327)
                                                                        =========== ===========  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------
                                                                LEVEL 1     LEVEL 2  LEVEL 3      TOTAL
                                                             -------------- -------- -------- --------------
Common Stocks
   Communication Services................................... $  308,493,999       --       -- $  308,493,999
   Consumer Discretionary...................................  1,331,678,775       --       --  1,331,678,775
   Consumer Staples.........................................    381,746,990       --       --    381,746,990
   Energy...................................................    956,862,996       --       --    956,862,996
   Financials...............................................  2,871,878,335 $ 75,161       --  2,871,953,496
   Health Care..............................................    615,614,091       --       --    615,614,091
   Industrials..............................................  2,070,921,674       --       --  2,070,921,674
   Information Technology...................................  1,174,743,101  100,322       --  1,174,843,423
   Materials................................................    604,295,440  120,103       --    604,415,543
   Real Estate..............................................     41,227,149       --       --     41,227,149
   Utilities................................................     10,816,540       --       --     10,816,540
Preferred Stocks
   Consumer Discretionary...................................        587,113       --       --        587,113
   Health Care..............................................             --  569,161       --        569,161
Rights/Warrants
   Consumer Discretionary...................................             --   65,408       --         65,408
   Information Technology...................................         73,540       --       --         73,540
Temporary Cash Investments..................................    108,517,318       --       --    108,517,318

U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             ---------------  -------------- -------- ---------------
Securities Lending Collateral...............................              --  $1,345,682,235       -- $ 1,345,682,235
Futures Contracts**......................................... $    (2,119,327)             --       --      (2,119,327)
                                                             ---------------  -------------- -------- ---------------
TOTAL....................................................... $10,475,337,734  $1,346,612,390       -- $11,821,950,124
                                                             ===============  ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (88.7%)
COMMUNICATION SERVICES -- (3.8%)
#*  Cars.com, Inc.................................................... 2,388,128 $   62,354,022       0.4%
    Telephone & Data Systems, Inc.................................... 3,234,144     99,708,660       0.7%
    Other Securities.................................................              453,023,371       3.1%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              615,086,053       4.2%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (11.7%)
    Aaron's, Inc..................................................... 2,376,468    112,002,937       0.8%
*   Adtalem Global Education, Inc.................................... 2,070,796    104,844,401       0.7%
#   Bed Bath & Beyond, Inc........................................... 5,721,973     78,619,909       0.5%
    Graham Holdings Co., Class B.....................................   108,364     62,964,902       0.4%
#   Signet Jewelers, Ltd............................................. 1,122,217     62,900,263       0.4%
*   Taylor Morrison Home Corp., Class A.............................. 3,908,564     64,647,649       0.5%
    Other Securities.................................................            1,432,105,887       9.7%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            1,918,085,948      13.0%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.5%)
#*  Darling Ingredients, Inc......................................... 5,729,476    118,370,974       0.8%
#   Seaboard Corp....................................................    18,207     70,370,055       0.5%
    Other Securities.................................................              378,752,664       2.5%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              567,493,693       3.8%
                                                                                --------------      ----
ENERGY -- (10.2%)
#*  Callon Petroleum Co.............................................. 6,666,932     66,469,312       0.5%
*   CNX Resources Corp............................................... 4,732,141     74,058,007       0.5%
#   Ensco P.L.C., Class A............................................ 9,849,782     70,327,444       0.5%
#*  Oasis Petroleum, Inc............................................. 7,610,436     76,560,986       0.5%
#   PBF Energy, Inc., Class A........................................ 1,992,378     83,381,019       0.6%
*   QEP Resources, Inc............................................... 7,197,405     64,128,879       0.4%
#   SM Energy Co..................................................... 2,992,771     72,844,046       0.5%
    World Fuel Services Corp......................................... 2,670,928     85,469,696       0.6%
    Other Securities.................................................            1,071,256,644       7.2%
                                                                                --------------      ----
TOTAL ENERGY.........................................................            1,664,496,033      11.3%
                                                                                --------------      ----
FINANCIALS -- (23.3%)
    American Equity Investment Life Holding Co....................... 3,187,525     99,514,530       0.7%
    Argo Group International Holdings, Ltd........................... 1,245,707     76,748,008       0.5%
    Associated Banc-Corp............................................. 3,660,040     84,839,727       0.6%
    CNO Financial Group, Inc......................................... 4,510,009     85,239,170       0.6%
#*  First BanCorp.................................................... 6,778,352     62,564,189       0.4%
    Fulton Financial Corp............................................ 5,447,498     87,214,443       0.6%
    Hanover Insurance Group, Inc. (The)..............................   754,117     83,993,551       0.6%
    Kemper Corp...................................................... 1,886,178    141,821,724       1.0%
    MB Financial, Inc................................................ 1,968,564     87,384,556       0.6%
    Navigators Group, Inc. (The).....................................   913,659     63,179,520       0.4%
#   Old National Bancorp............................................. 4,656,070     83,110,849       0.6%
#   Selective Insurance Group, Inc................................... 1,260,196     81,723,711       0.6%
#   Washington Federal, Inc.......................................... 2,970,485     83,648,858       0.6%
    Other Securities.................................................            2,703,693,771      18.2%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            3,824,676,607      26.0%
                                                                                --------------      ----

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED


                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (4.3%)
#*  Acadia Healthcare Co., Inc....................................... 1,756,727 $    72,904,171       0.5%
#*  LifePoint Health, Inc............................................ 1,220,067      79,133,546       0.5%
#*  Mallinckrodt P.L.C............................................... 2,606,501      65,318,915       0.5%
    Other Securities.................................................               480,522,018       3.2%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................               697,878,650       4.7%
                                                                                ---------------      ----
INDUSTRIALS -- (16.3%)
*   Esterline Technologies Corp...................................... 1,028,708     120,729,171       0.8%
*   FTI Consulting, Inc.............................................. 1,026,969      70,973,828       0.5%
#   GATX Corp........................................................ 1,301,795      97,543,499       0.7%
    Regal Beloit Corp................................................   950,766      68,169,922       0.5%
    SkyWest, Inc..................................................... 1,716,539      98,340,519       0.7%
*   WESCO International, Inc......................................... 1,326,315      66,554,487       0.5%
    Other Securities.................................................             2,152,986,242      14.5%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             2,675,297,668      18.2%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (10.0%)
#*  CACI International, Inc., Class A................................   664,115     118,517,963       0.8%
#*  Cree, Inc........................................................ 1,885,295      73,187,152       0.5%
#*  NetScout Systems, Inc............................................ 2,891,670      73,043,584       0.5%
    SYNNEX Corp......................................................   802,692      62,296,926       0.4%
*   Tech Data Corp................................................... 1,121,386      79,237,135       0.6%
#   Vishay Intertechnology, Inc...................................... 4,291,798      78,539,903       0.5%
    Other Securities.................................................             1,154,322,829       7.8%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             1,639,145,492      11.1%
                                                                                ---------------      ----
MATERIALS -- (5.1%)
#   Carpenter Technology Corp........................................ 1,549,848      67,588,871       0.5%
    Commercial Metals Co............................................. 4,129,700      78,712,082       0.5%
    Domtar Corp...................................................... 2,032,401      94,120,490       0.7%
#*  Platform Specialty Products Corp................................. 5,738,347      62,088,915       0.4%
    Other Securities.................................................               535,703,289       3.6%
                                                                                ---------------      ----
TOTAL MATERIALS......................................................               838,213,647       5.7%
                                                                                ---------------      ----
REAL ESTATE -- (0.4%)
    Other Securities.................................................                73,164,265       0.5%
                                                                                ---------------      ----
UTILITIES -- (0.1%)
    Other Securities.................................................                11,139,707       0.1%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            14,524,677,763      98.6%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                   431,499       0.0%
                                                                                ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Security...................................................                    56,422       0.0%
                                                                                ---------------      ----
TOTAL INVESTMENT SECURITIES..........................................            14,525,165,684
                                                                                ---------------

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED


                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (1.1%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 185,683,542 $   185,683,542        1.3%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (10.2%)
@(S). DFA Short Term Investment Fund................................... 144,094,280   1,667,170,818       11.3%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $13,223,635,118)...............................................             $16,378,020,044      111.2%
                                                                                    ===============      =====

As of October 31, 2018, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................   1,452    12/21/18  $199,312,500 $196,825,860  $(2,486,640)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $199,312,500 $196,825,860  $(2,486,640)
                                                                        ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             ---------------  -------------- -------- ---------------
Common Stocks
   Communication Services................................... $   615,086,053              --       -- $   615,086,053
   Consumer Discretionary...................................   1,918,085,948              --       --   1,918,085,948
   Consumer Staples.........................................     567,493,693              --       --     567,493,693
   Energy...................................................   1,664,496,033              --       --   1,664,496,033
   Financials...............................................   3,824,503,479  $      173,128       --   3,824,676,607
   Health Care..............................................     697,878,650              --       --     697,878,650
   Industrials..............................................   2,675,297,668              --       --   2,675,297,668
   Information Technology...................................   1,639,145,492              --       --   1,639,145,492
   Materials................................................     838,132,991          80,656       --     838,213,647
   Real Estate..............................................      73,164,265              --       --      73,164,265
   Utilities................................................      11,139,707              --       --      11,139,707
Preferred Stocks
   Consumer Discretionary...................................         431,499              --       --         431,499
Rights/Warrants
   Consumer Discretionary...................................              --          56,422       --          56,422
Temporary Cash Investments..................................     185,683,542              --       --     185,683,542
Securities Lending Collateral...............................              --   1,667,170,818       --   1,667,170,818
Futures Contracts**.........................................      (2,486,640)             --       --      (2,486,640)
                                                             ---------------  -------------- -------- ---------------
TOTAL....................................................... $14,708,052,380  $1,667,481,024       -- $16,375,533,404
                                                             ===============  ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (93.5%)
COMMUNICATION SERVICES -- (7.2%)
*   Alphabet, Inc., Class A..........................................   120,930 $  131,883,839       0.6%
*   Alphabet, Inc., Class C..........................................   127,904    137,723,190       0.6%
    AT&T, Inc........................................................ 6,130,179    188,073,892       0.8%
    Comcast Corp., Class A........................................... 4,173,235    159,167,183       0.7%
*   Facebook, Inc., Class A.......................................... 1,220,638    185,280,642       0.8%
    Verizon Communications, Inc...................................... 3,251,730    185,641,266       0.8%
    Walt Disney Co. (The)............................................ 1,300,036    149,283,134       0.6%
    Other Securities.................................................              672,522,839       2.8%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................            1,809,575,985       7.7%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (12.1%)
*   Amazon.com, Inc..................................................   323,429    516,842,776       2.2%
    Home Depot, Inc. (The)...........................................   912,692    160,524,269       0.7%
    McDonald's Corp..................................................   529,832     93,727,281       0.4%
    Other Securities.................................................            2,280,008,502       9.6%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            3,051,102,828      12.9%
                                                                                --------------      ----
CONSUMER STAPLES -- (6.0%)
    Altria Group, Inc................................................ 1,416,780     92,147,371       0.4%
    Coca-Cola Co. (The).............................................. 2,670,749    127,875,462       0.6%
    Costco Wholesale Corp............................................   310,004     70,876,214       0.3%
    PepsiCo, Inc..................................................... 1,085,193    121,953,989       0.5%
    Philip Morris International, Inc.................................   761,282     67,046,106       0.3%
    Procter & Gamble Co. (The)....................................... 1,330,619    117,999,293       0.5%
    Walmart, Inc..................................................... 1,333,978    133,771,314       0.6%
    Other Securities.................................................              779,443,558       3.2%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................            1,511,113,307       6.4%
                                                                                --------------      ----
ENERGY -- (5.3%)
    Chevron Corp..................................................... 1,161,601    129,692,752       0.6%
    Exxon Mobil Corp................................................. 2,797,473    222,902,649       1.0%
    Other Securities.................................................              975,156,498       4.0%
                                                                                --------------      ----
TOTAL ENERGY.........................................................            1,327,751,899       5.6%
                                                                                --------------      ----
FINANCIALS -- (13.9%)
    American Express Co..............................................   625,797     64,288,126       0.3%
    Bank of America Corp............................................. 5,850,983    160,902,032       0.7%
*   Berkshire Hathaway, Inc., Class B................................ 1,192,385    244,772,793       1.1%
    Citigroup, Inc................................................... 1,356,080     88,768,997       0.4%
    JPMorgan Chase & Co.............................................. 2,314,893    252,369,635       1.1%
    Wells Fargo & Co................................................. 3,061,425    162,959,653       0.7%
    Other Securities.................................................            2,510,744,852      10.5%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            3,484,806,088      14.8%
                                                                                --------------      ----
HEALTH CARE -- (11.8%)
    AbbVie, Inc...................................................... 1,184,385     92,204,372       0.4%
    Amgen, Inc.......................................................   522,469    100,726,799       0.4%
    Gilead Sciences, Inc.............................................   965,652     65,838,153       0.3%
    Johnson & Johnson................................................ 1,776,597    248,705,814       1.1%
    Merck & Co., Inc................................................. 1,410,637    103,836,990       0.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Pfizer, Inc...................................................... 4,460,636 $   192,074,986       0.8%
    UnitedHealth Group, Inc..........................................   600,291     156,886,053       0.7%
    Other Securities.................................................             2,000,948,158       8.3%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................             2,961,221,325      12.5%
                                                                                ---------------      ----
INDUSTRIALS -- (12.2%)
    3M Co............................................................   444,281      84,528,903       0.4%
    Boeing Co. (The).................................................   438,967     155,771,830       0.7%
    Honeywell International, Inc.....................................   490,013      70,963,683       0.3%
    Union Pacific Corp...............................................   505,841      73,964,071       0.3%
    United Technologies Corp.........................................   558,450      69,365,074       0.3%
    Other Securities.................................................             2,598,429,498      10.9%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             3,053,023,059      12.9%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (18.4%)
    Accenture P.L.C., Class A........................................   529,501      83,459,948       0.4%
*   Adobe, Inc.......................................................   255,800      62,865,408       0.3%
    Apple, Inc....................................................... 3,961,863     867,093,336       3.7%
    Cisco Systems, Inc............................................... 2,718,780     124,384,185       0.5%
    Intel Corp....................................................... 4,520,919     211,940,683       0.9%
    International Business Machines Corp.............................   721,201      83,248,231       0.4%
    Mastercard, Inc., Class A........................................   728,506     144,003,781       0.6%
    Microsoft Corp................................................... 5,151,344     550,215,053       2.3%
    NVIDIA Corp......................................................   393,195      82,897,302       0.4%
    Oracle Corp...................................................... 1,546,136      75,513,282       0.3%
    Texas Instruments, Inc...........................................   769,161      71,401,216       0.3%
#   Visa, Inc., Class A.............................................. 1,178,103     162,401,499       0.7%
    Other Securities.................................................             2,110,417,441       8.8%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             4,629,841,365      19.6%
                                                                                ---------------      ----
MATERIALS -- (3.7%)
    DowDuPont, Inc................................................... 1,288,546      69,478,400       0.3%
    Other Securities.................................................               852,620,586       3.6%
                                                                                ---------------      ----
TOTAL MATERIALS......................................................               922,098,986       3.9%
                                                                                ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities.................................................                68,119,352       0.3%
                                                                                ---------------      ----
UTILITIES -- (2.6%)
    Other Securities.................................................               659,709,469       2.8%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            23,478,363,663      99.4%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                   379,913       0.0%
                                                                                ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                    45,768       0.0%
                                                                                ---------------      ----
TOTAL INVESTMENT SECURITIES..........................................            23,478,789,344
                                                                                ---------------

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.7%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 167,632,701 $   167,632,701        0.7%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (5.8%)
@(S)  DFA Short Term Investment Fund................................... 127,057,501   1,470,055,290        6.2%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $17,558,649,663)...............................................             $25,116,477,335      106.3%
                                                                                    ===============      =====

As of October 31, 2018, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................    920     12/21/18  $130,057,377 $124,710,600  $(5,346,777)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $130,057,377 $124,710,600  $(5,346,777)
                                                                        ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             ---------------  -------------- -------- ---------------
Common Stocks
   Communication Services................................... $ 1,809,575,985              --       -- $ 1,809,575,985
   Consumer Discretionary...................................   3,051,102,603  $          225       --   3,051,102,828
   Consumer Staples.........................................   1,511,113,307              --       --   1,511,113,307
   Energy...................................................   1,327,751,899              --       --   1,327,751,899
   Financials...............................................   3,484,787,418          18,670       --   3,484,806,088
   Health Care..............................................   2,961,221,325              --       --   2,961,221,325
   Industrials..............................................   3,053,023,059              --       --   3,053,023,059
   Information Technology...................................   4,629,841,365              --       --   4,629,841,365
   Materials................................................     922,007,831          91,155       --     922,098,986
   Real Estate..............................................      68,119,352              --       --      68,119,352
   Utilities................................................     659,709,469              --       --     659,709,469
Preferred Stocks
   Consumer Discretionary...................................         379,913              --       --         379,913
Rights/Warrants
   Consumer Discretionary...................................              --           3,445       --           3,445
   Information Technology...................................          42,323              --       --          42,323
Temporary Cash Investments..................................     167,632,701              --       --     167,632,701
Securities Lending Collateral...............................              --   1,470,055,290       --   1,470,055,290
Futures Contracts**.........................................      (5,346,777)             --       --      (5,346,777)
                                                             ---------------  -------------- -------- ---------------
TOTAL....................................................... $23,640,961,773  $1,470,168,785       -- $25,111,130,558
                                                             ===============  ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (92.5%)
COMMUNICATION SERVICES -- (7.4%)
*   Alphabet, Inc., Class A..........................................    96,783 $  105,549,604       0.4%
*   Alphabet, Inc., Class C..........................................   102,183    110,027,589       0.5%
    AT&T, Inc........................................................ 8,944,297    274,411,032       1.1%
*   Charter Communications, Inc., Class A............................   212,965     68,227,597       0.3%
    Comcast Corp., Class A........................................... 5,784,188    220,608,930       0.9%
*   Facebook, Inc., Class A..........................................   860,132    130,559,436       0.5%
    Verizon Communications, Inc...................................... 3,707,953    211,687,037       0.9%
    Walt Disney Co. (The)............................................ 1,377,980    158,233,443       0.7%
    Other Securities.................................................              674,525,440       2.6%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................            1,953,830,108       7.9%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (11.3%)
*   Amazon.com, Inc..................................................   219,288    350,424,417       1.4%
    Home Depot, Inc. (The)...........................................   585,264    102,936,232       0.4%
    Other Securities.................................................            2,546,368,748      10.4%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            2,999,729,397      12.2%
                                                                                --------------      ----
CONSUMER STAPLES -- (5.7%)
    Altria Group, Inc................................................ 1,147,485     74,632,424       0.3%
    Coca-Cola Co. (The).............................................. 2,241,967    107,345,380       0.4%
    PepsiCo, Inc.....................................................   720,412     80,959,901       0.3%
    Procter & Gamble Co. (The)....................................... 1,360,960    120,689,933       0.5%
    Walmart, Inc..................................................... 1,664,889    166,955,069       0.7%
    Other Securities.................................................              954,127,493       3.9%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................            1,504,710,200       6.1%
                                                                                --------------      ----
ENERGY -- (5.9%)
    Chevron Corp..................................................... 1,187,428    132,576,336       0.5%
    Exxon Mobil Corp................................................. 3,287,526    261,950,072       1.1%
    Marathon Petroleum Corp.......................................... 1,108,122     78,067,195       0.3%
    Other Securities.................................................            1,075,751,874       4.4%
                                                                                --------------      ----
TOTAL ENERGY.........................................................            1,548,345,477       6.3%
                                                                                --------------      ----
FINANCIALS -- (16.2%)
    American Express Co..............................................   809,859     83,196,815       0.3%
    Bank of America Corp............................................. 5,982,585    164,521,087       0.7%
*   Berkshire Hathaway, Inc., Class B................................ 1,010,279    207,390,073       0.9%
    Citigroup, Inc................................................... 1,515,166     99,182,766       0.4%
    Goldman Sachs Group, Inc. (The)..................................   284,073     64,021,532       0.3%
    JPMorgan Chase & Co.............................................. 2,971,967    324,003,842       1.3%
    U.S. Bancorp..................................................... 1,203,717     62,918,288       0.3%
    Wells Fargo & Co................................................. 4,176,962    222,339,687       0.9%
    Other Securities.................................................            3,052,410,847      12.2%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            4,279,984,937      17.3%
                                                                                --------------      ----
HEALTH CARE -- (11.1%)
    Aetna, Inc.......................................................   323,980     64,277,632       0.3%
    Amgen, Inc.......................................................   432,973     83,472,865       0.3%
    CVS Health Corp..................................................   988,292     71,542,458       0.3%
*   Express Scripts Holding Co.......................................   729,276     70,717,894       0.3%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED


                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Gilead Sciences, Inc............................................. 1,079,751 $    73,617,423       0.3%
    Johnson & Johnson................................................ 1,464,135     204,964,259       0.8%
    Merck & Co., Inc................................................. 1,225,225      90,188,812       0.4%
    Pfizer, Inc...................................................... 5,366,341     231,074,643       0.9%
    UnitedHealth Group, Inc..........................................   617,082     161,274,381       0.7%
    Other Securities.................................................             1,890,811,287       7.6%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................             2,941,941,654      11.9%
                                                                                ---------------      ----
INDUSTRIALS -- (12.6%)
    Boeing Co. (The).................................................   212,778      75,506,401       0.3%
    Delta Air Lines, Inc............................................. 1,138,794      62,326,196       0.3%
    Union Pacific Corp...............................................   671,012      98,115,375       0.4%
    United Technologies Corp.........................................   641,069      79,627,180       0.3%
    Other Securities.................................................             3,014,946,216      12.2%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             3,330,521,368      13.5%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (16.5%)
    Apple, Inc....................................................... 3,339,047     730,783,826       3.0%
    Cisco Systems, Inc............................................... 4,080,996     186,705,567       0.8%
    Intel Corp....................................................... 5,141,165     241,017,815       1.0%
    International Business Machines Corp.............................   582,945      67,289,341       0.3%
    Mastercard, Inc., Class A........................................   481,810      95,239,383       0.4%
*   Micron Technology, Inc........................................... 1,627,340      61,383,265       0.3%
    Microsoft Corp................................................... 3,927,281     419,472,884       1.7%
    NVIDIA Corp......................................................   379,942      80,103,172       0.3%
    Oracle Corp...................................................... 1,640,590      80,126,416       0.3%
#   Visa, Inc., Class A..............................................   982,237     135,401,370       0.6%
    Other Securities.................................................             2,256,534,183       9.0%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             4,354,057,222      17.7%
                                                                                ---------------      ----
MATERIALS -- (3.8%)
    DowDuPont, Inc................................................... 1,209,038      65,191,329       0.3%
    Other Securities.................................................               951,732,335       3.8%
                                                                                ---------------      ----
TOTAL MATERIALS......................................................             1,016,923,664       4.1%
                                                                                ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities.................................................                82,621,632       0.3%
                                                                                ---------------      ----
UTILITIES -- (1.7%)
    Other Securities.................................................               457,389,465       1.9%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            24,470,055,124      99.2%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                   588,923       0.0%
                                                                                ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                    78,530       0.0%
                                                                                ---------------      ----
TOTAL INVESTMENT SECURITIES..........................................            24,470,722,577
                                                                                ---------------

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 225,633,779 $   225,633,779        0.9%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (6.6%)
@(S)  DFA Short Term Investment Fund................................... 151,007,960   1,747,162,103        7.1%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $18,293,277,501)...............................................             $26,443,518,459      107.2%
                                                                                    ===============      =====

As of October 31, 2018, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................   1,355    12/21/18  $192,694,761 $183,677,025  $(9,017,736)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $192,694,761 $183,677,025  $(9,017,736)
                                                                        ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             ---------------  -------------- -------- ---------------
Common Stocks
   Communication Services................................... $ 1,953,830,108              --       -- $ 1,953,830,108
   Consumer Discretionary...................................   2,999,728,881  $          516       --   2,999,729,397
   Consumer Staples.........................................   1,504,710,200              --       --   1,504,710,200
   Energy...................................................   1,548,345,477              --       --   1,548,345,477
   Financials...............................................   4,279,953,634          31,303       --   4,279,984,937
   Health Care..............................................   2,941,938,973           2,681       --   2,941,941,654
   Industrials..............................................   3,330,521,368              --       --   3,330,521,368
   Information Technology...................................   4,354,038,836          18,386       --   4,354,057,222
   Materials................................................   1,016,737,233         186,431       --   1,016,923,664
   Real Estate..............................................      82,621,632              --       --      82,621,632
   Utilities................................................     457,389,465              --       --     457,389,465
Preferred Stocks
   Consumer Discretionary...................................         588,923              --       --         588,923
Rights/Warrants
   Consumer Discretionary...................................              --           9,652       --           9,652
   Information Technology...................................          68,878              --       --          68,878
Temporary Cash Investments..................................     225,633,779              --       --     225,633,779
Securities Lending Collateral...............................              --   1,747,162,103       --   1,747,162,103
Futures Contracts**.........................................      (9,017,736)             --       --      (9,017,736)
                                                             ---------------  -------------- -------- ---------------
TOTAL....................................................... $24,687,089,651  $1,747,411,072       -- $26,434,500,723
                                                             ===============  ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                               PERCENTAGE
                                                                       SHARES      VALUE+    OF NET ASSETS++
                                                                      --------- ------------ ---------------
COMMON STOCKS -- (91.1%)
COMMUNICATION SERVICES -- (5.7%)
*   Alphabet, Inc., Class A..........................................    10,540 $ 11,494,713       0.3%
*   Alphabet, Inc., Class C..........................................    11,067   11,916,614       0.3%
    AT&T, Inc........................................................ 1,539,467   47,230,848       1.0%
    CenturyLink, Inc.................................................   377,622    7,794,118       0.2%
*   Charter Communications, Inc., Class A............................    32,597   10,443,101       0.2%
    Comcast Corp., Class A...........................................   487,867   18,607,247       0.4%
    Verizon Communications, Inc......................................   270,126   15,421,493       0.3%
    Walt Disney Co. (The)............................................   118,253   13,578,992       0.3%
    Other Securities.................................................            149,606,760       3.2%
                                                                                ------------      ----
TOTAL COMMUNICATION SERVICES.........................................            286,093,886       6.2%
                                                                                ------------      ----
CONSUMER DISCRETIONARY -- (10.3%)
    Ford Motor Co....................................................   819,606    7,827,237       0.2%
    General Motors Co................................................   390,610   14,292,420       0.3%
#   Kohl's Corp......................................................   101,028    7,650,850       0.2%
    Macy's, Inc......................................................   234,362    8,036,273       0.2%
#   Urban Outfitters, Inc............................................   199,203    7,860,550       0.2%
    Other Securities.................................................            469,886,970      10.1%
                                                                                ------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            515,554,300      11.2%
                                                                                ------------      ----
CONSUMER STAPLES -- (3.7%)
#   Post Holdings, Inc...............................................    93,010    8,223,944       0.2%
    Procter & Gamble Co. (The).......................................   116,144   10,299,650       0.2%
    Walgreens Boots Alliance, Inc....................................    95,500    7,618,035       0.2%
    Walmart, Inc.....................................................   198,213   19,876,800       0.4%
    Other Securities.................................................            142,076,001       3.1%
                                                                                ------------      ----
TOTAL CONSUMER STAPLES...............................................            188,094,430       4.1%
                                                                                ------------      ----
ENERGY -- (7.2%)
    Chevron Corp.....................................................   211,373   23,599,795       0.5%
*   Concho Resources, Inc............................................    57,925    8,056,788       0.2%
    Exxon Mobil Corp.................................................   430,003   34,262,639       0.8%
    HollyFrontier Corp...............................................   182,118   12,282,038       0.3%
    Marathon Petroleum Corp..........................................   284,507   20,043,518       0.4%
    PBF Energy, Inc., Class A........................................   188,703    7,897,221       0.2%
    Valero Energy Corp...............................................   104,590    9,527,103       0.2%
    Other Securities.................................................            245,567,684       5.2%
                                                                                ------------      ----
TOTAL ENERGY.........................................................            361,236,786       7.8%
                                                                                ------------      ----
FINANCIALS -- (22.7%)
    Ally Financial, Inc..............................................   307,805    7,821,325       0.2%
    American Express Co..............................................    75,579    7,764,231       0.2%
    Bank of America Corp............................................. 1,187,298   32,650,695       0.7%
*   Berkshire Hathaway, Inc., Class B................................    91,166   18,714,556       0.4%
    Citigroup, Inc...................................................   312,527   20,458,017       0.5%
    Goldman Sachs Group, Inc. (The)..................................    44,550   10,040,233       0.2%
    Hartford Financial Services Group, Inc. (The)....................   171,851    7,805,472       0.2%
    JPMorgan Chase & Co..............................................   550,713   60,038,731       1.3%
    Kemper Corp......................................................   102,089    7,676,072       0.2%
    Morgan Stanley...................................................   171,784    7,843,657       0.2%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                               PERCENTAGE
                                                                      SHARES      VALUE+     OF NET ASSETS++
                                                                      ------- -------------- ---------------
FINANCIALS -- (Continued)
    Regions Financial Corp........................................... 533,364 $    9,051,187       0.2%
    Wells Fargo & Co................................................. 846,080     45,036,838       1.0%
    Other Securities.................................................            902,642,915      19.4%
                                                                              --------------      ----
TOTAL FINANCIALS.....................................................          1,137,543,929      24.7%
                                                                              --------------      ----
HEALTH CARE -- (8.4%)
    Abbott Laboratories.............................................. 124,325      8,570,965       0.2%
    Anthem, Inc......................................................  28,912      7,967,280       0.2%
    CVS Health Corp.................................................. 102,304      7,405,787       0.2%
    Johnson & Johnson................................................  93,489     13,087,525       0.3%
    Merck & Co., Inc................................................. 149,737     11,022,141       0.3%
    Pfizer, Inc...................................................... 446,979     19,246,916       0.4%
    UnitedHealth Group, Inc..........................................  74,301     19,418,566       0.4%
    Other Securities.................................................            336,843,039       7.2%
                                                                              --------------      ----
TOTAL HEALTH CARE....................................................            423,562,219       9.2%
                                                                              --------------      ----
INDUSTRIALS -- (14.5%)
    Norfolk Southern Corp............................................  44,415      7,454,169       0.2%
    Other Securities.................................................            721,043,237      15.6%
                                                                              --------------      ----
TOTAL INDUSTRIALS....................................................            728,497,406      15.8%
                                                                              --------------      ----
INFORMATION TECHNOLOGY -- (12.5%)
    Apple, Inc....................................................... 285,245     62,428,721       1.4%
    Cisco Systems, Inc............................................... 447,995     20,495,771       0.5%
    Intel Corp....................................................... 578,019     27,097,531       0.6%
*   Micron Technology, Inc........................................... 295,915     11,161,914       0.3%
    Microsoft Corp................................................... 278,222     29,716,892       0.7%
    Other Securities.................................................            475,257,039      10.1%
                                                                              --------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................            626,157,868      13.6%
                                                                              --------------      ----
MATERIALS -- (4.6%)
    DowDuPont, Inc................................................... 165,235      8,909,471       0.2%
    Other Securities.................................................            221,015,870       4.8%
                                                                              --------------      ----
TOTAL MATERIALS......................................................            229,925,341       5.0%
                                                                              --------------      ----
REAL ESTATE -- (0.5%)
    Other Securities.................................................             22,725,365       0.5%
                                                                              --------------      ----
UTILITIES -- (1.0%)
    Other Securities.................................................             48,860,096       1.0%
                                                                              --------------      ----
TOTAL COMMON STOCKS..................................................          4,568,251,626      99.1%
                                                                              --------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                366,411       0.0%
                                                                              --------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                 24,345       0.0%
                                                                              --------------      ----
TOTAL INVESTMENT SECURITIES..........................................          4,568,642,382
                                                                              --------------

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (1.4%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 67,908,509 $   67,908,509        1.5%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (7.5%)
@(S)  DFA Short Term Investment Fund................................... 32,511,626    376,159,512        8.1%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,548,831,690)................................................            $5,012,710,403      108.7%
                                                                                   ==============      =====

As of October 31, 2018, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    301     12/21/18  $40,171,315 $40,802,055    $630,740
                                                                        ----------- -----------    --------
TOTAL FUTURES CONTRACTS...........................                      $40,171,315 $40,802,055    $630,740
                                                                        =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------------
                                                                LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                                             -------------- ------------ -------- --------------
Common Stocks
   Communication Services................................... $  286,093,886           --       -- $  286,093,886
   Consumer Discretionary...................................    515,554,300           --       --    515,554,300
   Consumer Staples.........................................    188,094,430           --       --    188,094,430
   Energy...................................................    361,236,786           --       --    361,236,786
   Financials...............................................  1,137,531,237 $     12,692       --  1,137,543,929
   Health Care..............................................    423,562,219           --       --    423,562,219
   Industrials..............................................    728,497,406           --       --    728,497,406
   Information Technology...................................    626,157,868           --       --    626,157,868
   Materials................................................    229,847,526       77,815       --    229,925,341
   Real Estate..............................................     22,725,365           --       --     22,725,365
   Utilities................................................     48,860,096           --       --     48,860,096
Preferred Stocks
   Consumer Discretionary...................................        366,411           --       --        366,411
Rights/Warrants
   Consumer Discretionary...................................             --        3,883       --          3,883
   Information Technology...................................         20,462           --       --         20,462
Temporary Cash Investments..................................     67,908,509           --       --     67,908,509
Securities Lending Collateral...............................             --  376,159,512       --    376,159,512
Futures Contracts**.........................................        630,740           --       --        630,740
                                                             -------------- ------------ -------- --------------
TOTAL....................................................... $4,637,087,241 $376,253,902       -- $5,013,341,143
                                                             ============== ============ ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                  PERCENTAGE
                                                                        SHARES       VALUE+     OF NET ASSETS++
                                                                      ---------- -------------- ---------------
COMMON STOCKS -- (86.9%)
COMMUNICATION SERVICES -- (3.4%)
#   New York Times Co. (The), Class A................................  1,546,008 $   40,814,611       0.2%
*   Zynga, Inc., Class A............................................. 10,461,381     38,079,427       0.2%
    Other Securities.................................................               597,736,834       3.5%
                                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES.........................................               676,630,872       3.9%
                                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (13.2%)
    American Eagle Outfitters, Inc...................................  1,887,209     43,519,040       0.3%
#   Children's Place, Inc. (The).....................................    265,406     39,651,656       0.2%
#*  Deckers Outdoor Corp.............................................    593,656     75,495,234       0.4%
*   Five Below, Inc..................................................    321,191     36,557,960       0.2%
#*  Helen of Troy, Ltd...............................................    336,806     41,804,361       0.3%
    Marriott Vacations Worldwide Corp................................    498,243     44,089,523       0.3%
#   Signet Jewelers, Ltd.............................................    636,023     35,649,089       0.2%
    Wolverine World Wide, Inc........................................  1,175,143     41,329,779       0.2%
    Other Securities.................................................             2,261,738,610      13.0%
                                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................             2,619,835,252      15.1%
                                                                                 --------------      ----
CONSUMER STAPLES -- (3.9%)
#*  Darling Ingredients, Inc.........................................  1,833,493     37,879,965       0.2%
#   Medifast, Inc....................................................    223,875     47,389,860       0.3%
    Other Securities.................................................               691,227,187       4.0%
                                                                                 --------------      ----
TOTAL CONSUMER STAPLES...............................................               776,497,012       4.5%
                                                                                 --------------      ----
ENERGY -- (5.6%)
*   CNX Resources Corp...............................................  2,445,037     38,264,829       0.2%
#*  Gulfport Energy Corp.............................................  5,409,227     49,278,058       0.3%
#*  Oceaneering International, Inc...................................  2,273,987     43,069,314       0.3%
    Other Securities.................................................               985,413,938       5.7%
                                                                                 --------------      ----
TOTAL ENERGY.........................................................             1,116,026,139       6.5%
                                                                                 --------------      ----
FINANCIALS -- (16.8%)
    Aspen Insurance Holdings, Ltd....................................    871,501     36,498,462       0.2%
#   BancorpSouth Bank................................................  1,522,695     43,701,346       0.3%
    Cathay General Bancorp...........................................  1,520,898     57,292,228       0.3%
    Columbia Banking System, Inc.....................................  1,055,984     39,166,447       0.2%
#   Community Bank System, Inc.......................................    620,520     36,232,163       0.2%
    FirstCash, Inc...................................................    625,879     50,320,672       0.3%
#   Glacier Bancorp, Inc.............................................    932,686     39,545,886       0.2%
*   Green Dot Corp., Class A.........................................    631,439     47,825,190       0.3%
    Kemper Corp......................................................    544,635     40,951,106       0.2%
    MB Financial, Inc................................................    818,499     36,333,171       0.2%
#   Mercury General Corp.............................................    622,919     36,945,326       0.2%
#   Selective Insurance Group, Inc...................................    763,279     49,498,643       0.3%
#   Sterling Bancorp.................................................  2,031,889     36,533,364       0.2%
    TCF Financial Corp...............................................  2,107,424     44,003,013       0.3%
    Other Securities.................................................             2,752,570,639      16.0%
                                                                                 --------------      ----
TOTAL FINANCIALS.....................................................             3,347,417,656      19.4%
                                                                                 --------------      ----
HEALTH CARE -- (8.2%)
#*  Amedisys, Inc....................................................    364,629     40,109,190       0.2%

U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
#*  Horizon Pharma P.L.C............................................. 2,383,195 $    43,397,981       0.3%
#*  Inogen, Inc......................................................   201,007      38,104,897       0.2%
#*  Merit Medical Systems, Inc.......................................   637,177      36,395,550       0.2%
#*  Myriad Genetics, Inc.............................................   796,274      35,856,218       0.2%
    Other Securities.................................................             1,432,522,292       8.3%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................             1,626,386,128       9.4%
                                                                                ---------------      ----
INDUSTRIALS -- (16.7%)
#*  Cimpress NV......................................................   293,238      36,651,818       0.2%
    Insperity, Inc...................................................   449,144      49,338,468       0.3%
    MSA Safety, Inc..................................................   362,977      37,909,318       0.2%
#*  RBC Bearings, Inc................................................   255,557      37,740,658       0.2%
#*  Spirit Airlines, Inc.............................................   748,626      38,853,689       0.2%
#   Terex Corp....................................................... 1,116,268      37,272,189       0.2%
    Tetra Tech, Inc..................................................   660,168      43,597,495       0.3%
#*  Trex Co., Inc....................................................   638,475      39,138,518       0.2%
    Other Securities.................................................             3,006,427,050      17.4%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             3,326,929,203      19.2%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (11.1%)
*   CACI International, Inc., Class A................................   232,002      41,403,077       0.2%
#*  Ciena Corp....................................................... 1,352,162      42,268,584       0.3%
*   Conduent, Inc.................................................... 2,001,360      38,225,976       0.2%
#*  Cree, Inc........................................................ 1,047,356      40,658,360       0.2%
*   Integrated Device Technology, Inc................................ 1,083,550      50,720,975       0.3%
*   LiveRamp Holdings, Inc...........................................   804,519      36,750,428       0.2%
    Other Securities.................................................             1,963,304,852      11.4%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             2,213,332,252      12.8%
                                                                                ---------------      ----
MATERIALS -- (4.4%)
#*  Cleveland-Cliffs, Inc............................................ 3,429,529      36,901,732       0.2%
    KapStone Paper and Packaging Corp................................ 1,023,268      35,814,380       0.2%
    Other Securities.................................................               797,160,518       4.6%
                                                                                ---------------      ----
TOTAL MATERIALS......................................................               869,876,630       5.0%
                                                                                ---------------      ----
REAL ESTATE -- (0.6%)
    Other Securities.................................................               119,743,889       0.7%
                                                                                ---------------      ----
UTILITIES -- (3.0%)
    Other Securities.................................................               584,818,890       3.4%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            17,277,493,923      99.9%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                 1,764,740       0.0%
                                                                                ---------------      ----
HEALTH CARE -- (0.0%)
    Other Security...................................................                   784,746       0.0%
                                                                                ---------------      ----
TOTAL PREFERRED STOCKS...............................................                 2,549,486       0.0%
                                                                                ---------------      ----

U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.................................................             $        71,640        0.0%
                                                                                    ---------------      -----
TOTAL INVESTMENT SECURITIES............................................              17,280,115,049
                                                                                    ---------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%.........................................................  97,266,737      97,266,737        0.6%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (12.6%)
@(S)  DFA Short Term Investment Fund................................... 217,426,248   2,515,621,684       14.5%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $16,132,072,088)...............................................             $19,893,003,470      115.0%
                                                                                    ===============      =====

As of October 31, 2018, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                                UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL    MARKET    APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE      VALUE    (DEPRECIATION)
-----------                                        --------- ---------- ---------- ---------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    43      12/21/18  $5,812,296 $5,828,865    $16,569
                                                                        ---------- ----------    -------
TOTAL FUTURES CONTRACTS...........................                      $5,812,296 $5,828,865    $16,569
                                                                        ========== ==========    =======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------
                                                                LEVEL 1     LEVEL 2  LEVEL 3      TOTAL
                                                             -------------- -------- -------- --------------
Common Stocks
   Communication Services................................... $  676,630,872       --       -- $  676,630,872
   Consumer Discretionary...................................  2,619,833,902 $  1,350       --  2,619,835,252
   Consumer Staples.........................................    776,497,012       --       --    776,497,012
   Energy...................................................  1,116,026,139       --       --  1,116,026,139
   Financials...............................................  3,347,346,424   71,232       --  3,347,417,656
   Health Care..............................................  1,626,386,128       --       --  1,626,386,128
   Industrials..............................................  3,326,929,203       --       --  3,326,929,203
   Information Technology...................................  2,213,286,834   45,418       --  2,213,332,252
   Materials................................................    869,391,047  485,583       --    869,876,630
   Real Estate..............................................    119,743,889       --       --    119,743,889
   Utilities................................................    584,818,890       --       --    584,818,890
Preferred Stocks
   Consumer Discretionary...................................      1,764,740       --       --      1,764,740
   Health Care..............................................             --  784,746       --        784,746
Rights/Warrants
   Consumer Discretionary...................................             --   30,186       --         30,186
   Information Technology...................................         41,454       --       --         41,454
Temporary Cash Investments..................................     97,266,737       --       --     97,266,737

U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------------
                                                                 LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                                             --------------- -------------- -------- ---------------
Securities Lending Collateral...............................              -- $2,515,621,684       -- $ 2,515,621,684
Futures Contracts**......................................... $        16,569             --       --          16,569
                                                             --------------- -------------- -------- ---------------
TOTAL....................................................... $17,375,979,840 $2,517,040,199       -- $19,893,020,039
                                                             =============== ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (86.3%)
COMMUNICATION SERVICES -- (3.1%)
    Shenandoah Telecommunications Co.................................   497,784 $   18,925,748       0.3%
    Other Securities.................................................              206,531,350       3.2%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              225,457,098       3.5%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (12.3%)
    Caleres, Inc.....................................................   493,103     16,864,123       0.3%
#   Callaway Golf Co................................................. 1,105,362     23,654,747       0.4%
#*  Cavco Industries, Inc............................................    92,075     18,471,166       0.3%
*   Fox Factory Holding Corp.........................................   326,575     17,546,875       0.3%
#   GameStop Corp., Class A.......................................... 1,237,854     18,072,668       0.3%
#*  Gentherm, Inc....................................................   398,697     17,399,137       0.3%
#   Oxford Industries, Inc...........................................   188,771     16,796,844       0.3%
#*  Sleep Number Corp................................................   443,759     16,139,515       0.3%
    Sonic Corp.......................................................   605,445     26,203,660       0.4%
#   Strategic Education, Inc.........................................   173,495     21,829,141       0.3%
    Other Securities.................................................              716,864,895      10.8%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................              909,842,771      14.0%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.5%)
#   Calavo Growers, Inc..............................................   186,492     18,089,724       0.3%
#   Inter Parfums, Inc...............................................   301,212     17,768,496       0.3%
#   Medifast, Inc....................................................   129,943     27,506,334       0.4%
#*  United Natural Foods, Inc........................................   842,081     18,298,420       0.3%
#   WD-40 Co.........................................................   127,246     21,260,262       0.3%
    Other Securities.................................................              157,100,086       2.4%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              260,023,322       4.0%
                                                                                --------------      ----
ENERGY -- (6.1%)
#*  Gulfport Energy Corp............................................. 2,330,870     21,234,226       0.3%
#*  Noble Corp. P.L.C................................................ 3,496,071     17,550,276       0.3%
#   SemGroup Corp., Class A.......................................... 1,006,217     18,604,952       0.3%
*   Superior Energy Services, Inc.................................... 2,412,984     18,893,665       0.3%
#   US Silica Holdings, Inc.......................................... 1,536,040     21,504,560       0.3%
    Other Securities.................................................              349,831,597       5.4%
                                                                                --------------      ----
TOTAL ENERGY.........................................................              447,619,276       6.9%
                                                                                --------------      ----
FINANCIALS -- (18.7%)
    Horace Mann Educators Corp.......................................   410,677     16,131,393       0.3%
#*  NMI Holdings, Inc., Class A......................................   763,913     16,149,121       0.3%
    Universal Insurance Holdings, Inc................................   446,074     18,726,187       0.3%
    Other Securities.................................................            1,333,801,340      20.5%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            1,384,808,041      21.4%
                                                                                --------------      ----
HEALTH CARE -- (8.9%)
*   BioTelemetry, Inc................................................   333,593     19,381,753       0.3%
    CONMED Corp......................................................   245,222     16,535,319       0.3%
    Ensign Group, Inc. (The).........................................   507,939     18,814,061       0.3%
*   Integer Holdings Corp............................................   281,395     20,955,486       0.3%
#*  LHC Group, Inc...................................................   195,466     17,871,456       0.3%
#*  Omnicell, Inc....................................................   278,944     19,721,341       0.3%

U.S. MICRO CAP PORTFOLIO

CONTINUED

                                                                                               PERCENTAGE
                                                                      SHARES      VALUE+     OF NET ASSETS++
                                                                      ------- -------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.................................................         $  544,352,617       8.3%
                                                                              --------------      ----
TOTAL HEALTH CARE....................................................            657,632,033      10.1%
                                                                              --------------      ----
INDUSTRIALS -- (17.3%)
#*  Aerojet Rocketdyne Holdings, Inc................................. 455,303     16,081,302       0.3%
#*  Aerovironment, Inc............................................... 243,472     21,905,176       0.3%
    Albany International Corp., Class A.............................. 257,591     18,026,218       0.3%
#*  Axon Enterprise, Inc............................................. 266,307     16,436,468       0.3%
#*  Chart Industries, Inc............................................ 326,645     22,228,192       0.3%
    Comfort Systems USA, Inc......................................... 378,197     20,225,976       0.3%
    Exponent, Inc.................................................... 406,503     20,512,141       0.3%
    Forward Air Corp................................................. 306,722     18,400,253       0.3%
#   Kaman Corp....................................................... 281,442     17,877,196       0.3%
    Raven Industries, Inc............................................ 401,690     17,465,481       0.3%
#   US Ecology, Inc.................................................. 246,156     17,213,689       0.3%
    Other Securities.................................................          1,070,473,763      16.4%
                                                                              --------------      ----
TOTAL INDUSTRIALS....................................................          1,276,845,855      19.7%
                                                                              --------------      ----
INFORMATION TECHNOLOGY -- (9.9%)
#   Badger Meter, Inc................................................ 332,787     16,343,170       0.3%
*   ExlService Holdings, Inc......................................... 265,274     17,004,063       0.3%
#*  Fabrinet......................................................... 375,415     16,262,978       0.3%
#*  Insight Enterprises, Inc......................................... 311,814     16,117,666       0.3%
*   Virtusa Corp..................................................... 358,465     17,776,279       0.3%
    Other Securities.................................................            648,876,921       9.8%
                                                                              --------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................            732,381,077      11.3%
                                                                              --------------      ----
MATERIALS -- (3.8%)
    Innospec, Inc.................................................... 254,933     17,060,116       0.3%
#   Quaker Chemical Corp............................................. 104,311     18,765,549       0.3%
    Other Securities.................................................            240,713,279       3.7%
                                                                              --------------      ----
TOTAL MATERIALS......................................................            276,538,944       4.3%
                                                                              --------------      ----
REAL ESTATE -- (0.9%)
    Other Securities.................................................             68,131,980       1.1%
                                                                              --------------      ----
UTILITIES -- (1.8%)
#   American States Water Co......................................... 317,648     19,446,411       0.3%
#   California Water Service Group................................... 430,087     18,063,654       0.3%
    Other Securities.................................................             97,416,980       1.5%
                                                                              --------------      ----
TOTAL UTILITIES......................................................            134,927,045       2.1%
                                                                              --------------      ----
TOTAL COMMON STOCKS..................................................          6,374,207,442      98.4%
                                                                              --------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security...................................................                806,104       0.0%
                                                                              --------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                 37,337       0.0%
                                                                              --------------      ----
TOTAL INVESTMENT SECURITIES..........................................          6,375,050,883
                                                                              --------------

U.S. MICRO CAP PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.7%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 56,047,616 $   56,047,616        0.9%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (13.0%)
@(S)  DFA Short Term Investment Fund................................... 82,806,751    958,074,112       14.8%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,225,892,470)................................................            $7,389,172,611      114.1%
                                                                                   ==============      =====

As of October 31, 2018, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    694     12/21/18  $96,789,102 $94,075,170  $(2,713,932)
                                                                        ----------- -----------  -----------
TOTAL FUTURES CONTRACTS...........................                      $96,789,102 $94,075,170  $(2,713,932)
                                                                        =========== ===========  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                                 LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                                             --------------  ------------ -------- --------------
Common Stocks
   Communication Services................................... $  225,457,098            --       -- $  225,457,098
   Consumer Discretionary...................................    909,831,292  $     11,479       --    909,842,771
   Consumer Staples.........................................    260,023,322            --       --    260,023,322
   Energy...................................................    447,619,276            --       --    447,619,276
   Financials...............................................  1,384,751,354        56,687       --  1,384,808,041
   Health Care..............................................    657,632,033            --       --    657,632,033
   Industrials..............................................  1,276,845,855            --       --  1,276,845,855
   Information Technology...................................    732,358,207        22,870       --    732,381,077
   Materials................................................    275,872,249       666,695       --    276,538,944
   Real Estate..............................................     68,131,980            --       --     68,131,980
   Utilities................................................    134,927,045            --       --    134,927,045
Preferred Stocks
   Consumer Discretionary...................................        806,104            --       --        806,104
Rights/Warrants
   Information Technology...................................         36,830            --       --         36,830
   Consumer Discretionary...................................             --           507       --            507
Temporary Cash Investments..................................     56,047,616            --       --     56,047,616
Securities Lending Collateral...............................             --   958,074,112       --    958,074,112
Futures Contracts**.........................................     (2,713,932)           --       --     (2,713,932)
                                                             --------------  ------------ -------- --------------
TOTAL....................................................... $6,427,626,329  $958,832,350       -- $7,386,458,679
                                                             ==============  ============ ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                             PERCENTAGE
                                                                      SHARES     VALUE+    OF NET ASSETS++
                                                                      ------- ------------ ---------------
COMMON STOCKS -- (98.3%)
COMMUNICATION SERVICES -- (6.9%)
    Comcast Corp., Class A........................................... 207,454 $  7,912,296       1.1%
    Verizon Communications, Inc...................................... 488,788   27,904,907       3.9%
    Other Securities.................................................           14,648,225       2.0%
                                                                              ------------      ----
TOTAL COMMUNICATION SERVICES.........................................           50,465,428       7.0%
                                                                              ------------      ----
CONSUMER DISCRETIONARY -- (19.1%)
*   Amazon.com, Inc..................................................  17,130   27,373,911       3.8%
    Aptiv P.L.C......................................................  60,102    4,615,834       0.6%
    Best Buy Co., Inc................................................  62,635    4,394,472       0.6%
*   Booking Holdings, Inc............................................   4,527    8,486,224       1.2%
    General Motors Co................................................ 126,582    4,631,635       0.6%
    Home Depot, Inc. (The)...........................................  93,072   16,369,503       2.3%
    Lowe's Cos., Inc.................................................  72,098    6,865,172       1.0%
    NIKE, Inc., Class B..............................................  90,425    6,785,492       0.9%
    Starbucks Corp...................................................  89,533    5,217,088       0.7%
    Target Corp......................................................  51,153    4,277,925       0.6%
    TJX Cos., Inc. (The).............................................  54,912    6,033,731       0.8%
    Other Securities.................................................           44,493,895       6.2%
                                                                              ------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................          139,544,882      19.3%
                                                                              ------------      ----
CONSUMER STAPLES -- (11.0%)
    Altria Group, Inc................................................ 209,204   13,606,628       1.9%
    Coca-Cola Co. (The).............................................. 292,601   14,009,736       1.9%
    Costco Wholesale Corp............................................  41,704    9,534,785       1.3%
    PepsiCo, Inc..................................................... 131,677   14,797,861       2.0%
    Walmart, Inc.....................................................  69,502    6,969,661       1.0%
    Other Securities.................................................           21,572,910       3.0%
                                                                              ------------      ----
TOTAL CONSUMER STAPLES...............................................           80,491,581      11.1%
                                                                              ------------      ----
ENERGY -- (1.0%)
    Other Securities.................................................            7,146,745       1.0%
                                                                              ------------      ----
FINANCIALS -- (4.2%)
    American Express Co..............................................  77,321    7,943,186       1.1%
    Ameriprise Financial, Inc........................................  26,841    3,415,249       0.5%
    Marsh & McLennan Cos., Inc.......................................  40,122    3,400,339       0.5%
    Other Securities.................................................           15,998,697       2.2%
                                                                              ------------      ----
TOTAL FINANCIALS.....................................................           30,757,471       4.3%
                                                                              ------------      ----
HEALTH CARE -- (7.5%)
    AbbVie, Inc......................................................  83,363    6,489,809       0.9%
    Amgen, Inc.......................................................  73,131   14,098,925       2.0%
*   Biogen, Inc......................................................  20,989    6,386,323       0.9%
*   Celgene Corp.....................................................  61,876    4,430,322       0.6%
    Gilead Sciences, Inc............................................. 132,871    9,059,145       1.3%
    Other Securities.................................................           14,791,941       1.9%
                                                                              ------------      ----
TOTAL HEALTH CARE....................................................           55,256,465       7.6%
                                                                              ------------      ----
INDUSTRIALS -- (18.9%)
    3M Co............................................................  53,526   10,183,857       1.4%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                                 PERCENTAGE
                                                                         SHARES      VALUE+    OF NET ASSETS++
                                                                        --------- ------------ ---------------
INDUSTRIALS -- (Continued)
      Boeing Co. (The).................................................    29,494 $ 10,466,241        1.5%
      Caterpillar, Inc.................................................    70,495    8,552,453        1.2%
      Deere & Co.......................................................    32,964    4,464,644        0.6%
      Delta Air Lines, Inc.............................................    73,216    4,007,112        0.6%
      FedEx Corp.......................................................    16,519    3,639,797        0.5%
      Honeywell International, Inc.....................................    61,438    8,897,451        1.2%
      Lockheed Martin Corp.............................................    19,440    5,712,444        0.8%
      Union Pacific Corp...............................................    79,063   11,560,592        1.6%
*     United Continental Holdings, Inc.................................    40,490    3,462,300        0.5%
      United Parcel Service, Inc., Class B.............................    53,876    5,739,949        0.8%
      Waste Management, Inc............................................    47,958    4,290,802        0.6%
      Other Securities.................................................             57,182,219        7.8%
                                                                                  ------------      -----
TOTAL INDUSTRIALS......................................................            138,159,861       19.1%
                                                                                  ------------      -----
INFORMATION TECHNOLOGY -- (27.0%)
      Accenture P.L.C., Class A........................................    58,274    9,185,148        1.3%
      Apple, Inc.......................................................   126,892   27,771,583        3.8%
      Automatic Data Processing, Inc...................................    38,937    5,610,043        0.8%
      International Business Machines Corp.............................   109,838   12,678,600        1.8%
      Intuit, Inc......................................................    18,279    3,856,869        0.5%
      Mastercard, Inc., Class A........................................    74,777   14,781,170        2.0%
*     Micron Technology, Inc...........................................   100,307    3,783,580        0.5%
      Microsoft Corp...................................................   259,331   27,699,144        3.8%
      NetApp, Inc......................................................    43,996    3,453,246        0.5%
      NVIDIA Corp......................................................    52,990   11,171,882        1.5%
      Texas Instruments, Inc...........................................    98,012    9,098,454        1.3%
      Visa, Inc., Class A..............................................   152,846   21,069,821        2.9%
      Other Securities.................................................             47,535,379        6.6%
                                                                                  ------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................            197,694,919       27.3%
                                                                                  ------------      -----
MATERIALS -- (2.7%)
      Other Securities.................................................             19,478,688        2.7%
                                                                                  ------------      -----
UTILITIES -- (0.0%)
      Other Security...................................................                420,564        0.1%
                                                                                  ------------      -----
TOTAL COMMON STOCKS....................................................            719,416,604       99.5%
                                                                                  ------------      -----
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 3,361,334    3,361,334        0.5%
                                                                                  ------------      -----
SECURITIES LENDING COLLATERAL -- (1.3%)
@(S)  DFA Short Term Investment Fund...................................   815,897    9,439,931        1.3%
                                                                                  ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $722,662,086)..................................................           $732,217,869      101.3%
                                                                                  ============      =====

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------
                                                               LEVEL 1     LEVEL 2   LEVEL 3     TOTAL
                                                             ------------ ---------- -------- ------------
Common Stocks
   Communication Services................................... $ 50,465,428         --       -- $ 50,465,428
   Consumer Discretionary...................................  139,544,882         --       --  139,544,882
   Consumer Staples.........................................   80,491,581         --       --   80,491,581
   Energy...................................................    7,146,745         --       --    7,146,745
   Financials...............................................   30,757,471         --       --   30,757,471
   Health Care..............................................   55,256,465         --       --   55,256,465
   Industrials..............................................  138,159,861         --       --  138,159,861
   Information Technology...................................  197,694,919         --       --  197,694,919
   Materials................................................   19,478,688         --       --   19,478,688
   Utilities................................................      420,564         --       --      420,564
Temporary Cash Investments..................................    3,361,334         --       --    3,361,334
Securities Lending Collateral...............................           -- $9,439,931       --    9,439,931
                                                             ------------ ---------- -------- ------------
TOTAL....................................................... $722,777,938 $9,439,931       -- $732,217,869
                                                             ============ ========== ======== ============

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (95.8%)
REAL ESTATE -- (95.8%)
#   Alexandria Real Estate Equities, Inc.............................   931,866 $  113,901,981       1.3%
    American Campus Communities, Inc................................. 1,259,857     49,776,950       0.6%
    American Homes 4 Rent, Class A................................... 2,319,984     48,882,063       0.6%
    American Tower Corp.............................................. 3,940,258    613,931,599       7.2%
    Apartment Investment & Management Co., Class A................... 1,465,312     63,067,029       0.7%
    AvalonBay Communities, Inc....................................... 1,270,411    222,804,681       2.6%
    Boston Properties, Inc........................................... 1,422,289    171,755,620       2.0%
    Camden Property Trust............................................   837,473     75,598,688       0.9%
    Crown Castle International Corp.................................. 3,666,923    398,741,207       4.6%
    CubeSmart........................................................ 1,680,737     48,707,758       0.6%
#   Digital Realty Trust, Inc........................................ 1,883,127    194,451,694       2.3%
    Douglas Emmett, Inc.............................................. 1,471,250     53,244,538       0.6%
    Duke Realty Corp................................................. 3,313,467     91,352,285       1.1%
#   EPR Properties...................................................   684,956     47,083,875       0.5%
    Equinix, Inc.....................................................   729,747    276,384,379       3.2%
    Equity LifeStyle Properties, Inc.................................   770,599     72,968,019       0.9%
    Equity Residential............................................... 3,385,677    219,933,578       2.6%
    Essex Property Trust, Inc........................................   608,919    152,704,707       1.8%
    Extra Space Storage, Inc......................................... 1,171,186    105,477,011       1.2%
    Federal Realty Investment Trust..................................   675,031     83,737,596       1.0%
    Gaming and Leisure Properties, Inc............................... 1,869,273     62,975,807       0.7%
    HCP, Inc......................................................... 4,345,170    119,709,434       1.4%
    Healthcare Trust of America, Inc., Class A....................... 1,858,558     48,805,733       0.6%
    Host Hotels & Resorts, Inc....................................... 6,843,727    130,783,623       1.5%
#   Invitation Homes, Inc............................................ 2,157,818     47,213,058       0.5%
#   Iron Mountain, Inc............................................... 2,440,546     74,705,113       0.9%
#   Kilroy Realty Corp...............................................   923,999     63,645,051       0.7%
#   Kimco Realty Corp................................................ 3,936,601     63,339,910       0.7%
#   Lamar Advertising Co., Class A...................................   657,486     48,206,874       0.6%
    Liberty Property Trust........................................... 1,382,569     57,888,164       0.7%
    Macerich Co. (The)............................................... 1,188,024     61,325,799       0.7%
#   Medical Properties Trust, Inc.................................... 3,272,065     48,622,886       0.6%
    Mid-America Apartment Communities, Inc........................... 1,054,328    103,018,389       1.2%
#   National Retail Properties, Inc.................................. 1,416,966     66,243,161       0.8%
#   Omega Healthcare Investors, Inc.................................. 1,832,696     61,120,412       0.7%
    Park Hotels & Resorts, Inc....................................... 1,622,172     47,156,540       0.5%
    Prologis, Inc.................................................... 5,772,643    372,162,294       4.3%
    Public Storage................................................... 1,439,486    295,771,188       3.4%
#   Realty Income Corp............................................... 2,587,199    155,930,484       1.8%
    Regency Centers Corp............................................. 1,439,341     91,196,646       1.1%
*   SBA Communications Corp.......................................... 1,058,190    171,606,672       2.0%
    Simon Property Group, Inc........................................ 2,819,248    517,388,393       6.0%
    SL Green Realty Corp.............................................   824,584     75,251,536       0.9%
    Sun Communities, Inc.............................................   714,055     71,741,106       0.8%
    UDR, Inc......................................................... 2,479,662     97,177,954       1.1%
    Ventas, Inc...................................................... 3,281,144    190,437,598       2.2%
    VEREIT, Inc...................................................... 9,027,355     66,170,512       0.8%
    Vornado Realty Trust............................................. 1,583,520    107,806,042       1.3%
#   Welltower, Inc................................................... 3,388,369    223,869,540       2.6%
#   WP Carey, Inc....................................................   944,402     62,339,976       0.7%
    Other Securities.................................................            1,848,786,575      21.7%
                                                                                --------------      ----
TOTAL COMMON STOCKS..................................................            8,556,901,728      99.8%
                                                                                --------------      ----

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%......................................................... 12,244,903 $   12,244,903        0.1%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (4.0%)
@(S)  DFA Short Term Investment Fund................................... 31,067,703    359,453,327        4.2%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $6,836,679,796)................................................            $8,928,599,958      104.1%
                                                                                   ==============      =====

As of October 31, 2018, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    110     12/21/18  $15,378,064 $14,911,050   $(467,014)
                                                                        ----------- -----------   ---------
TOTAL FUTURES CONTRACTS...........................                      $15,378,064 $14,911,050   $(467,014)
                                                                        =========== ===========   =========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                                 LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                                             --------------  ------------ -------- --------------
Common Stocks
   Real Estate.............................................. $8,556,901,728            --       -- $8,556,901,728
Temporary Cash Investments..................................     12,244,903            --       --     12,244,903
Securities Lending Collateral...............................             --  $359,453,327       --    359,453,327
Futures Contracts**.........................................       (467,014)           --       --       (467,014)
                                                             --------------  ------------ -------- --------------
TOTAL....................................................... $8,568,679,617  $359,453,327       -- $8,928,132,944
                                                             ==============  ============ ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (95.1%)
AUSTRALIA -- (5.7%)
    BHP Billiton, Ltd................................................   842,811          $ 19,446,724                 0.4%
#   Commonwealth Bank of Australia...................................   461,654            22,699,913                 0.5%
    CSL, Ltd.........................................................   133,309            17,796,369                 0.4%
#   Westpac Banking Corp.............................................   847,720            16,103,058                 0.4%
    Other Securities.................................................                     195,378,170                 4.2%
                                                                                         ------------                 ---
TOTAL AUSTRALIA......................................................                     271,424,234                 5.9%
                                                                                         ------------                 ---
AUSTRIA -- (0.3%)
    Other Securities.................................................                      12,795,049                 0.3%
                                                                                         ------------                 ---
BELGIUM -- (1.0%)
    Anheuser-Busch InBev SA/NV.......................................   240,375            17,778,450                 0.4%
    Other Securities.................................................                      29,344,390                 0.6%
                                                                                         ------------                 ---
TOTAL BELGIUM........................................................                      47,122,840                 1.0%
                                                                                         ------------                 ---
CANADA -- (8.7%)
    Bank of Montreal.................................................   170,834            12,768,133                 0.3%
    Canadian National Railway Co.....................................   149,760            12,802,606                 0.3%
    Royal Bank of Canada.............................................   239,620            17,459,342                 0.4%
    Toronto-Dominion Bank (The)......................................   232,719            12,910,075                 0.3%
    Other Securities.................................................                     354,830,713                 7.7%
                                                                                         ------------                 ---
TOTAL CANADA.........................................................                     410,770,869                 9.0%
                                                                                         ------------                 ---
DENMARK -- (1.5%)
    Novo Nordisk A.S., Class B.......................................   483,626            20,886,141                 0.4%
    Other Securities.................................................                      50,399,702                 1.1%
                                                                                         ------------                 ---
TOTAL DENMARK........................................................                      71,285,843                 1.5%
                                                                                         ------------                 ---
FINLAND -- (1.0%)
    Other Securities.................................................                      48,485,817                 1.1%
                                                                                         ------------                 ---
FRANCE -- (9.1%)
    Air Liquide SA...................................................   121,498            14,687,436                 0.3%
    Airbus SE........................................................   178,673            19,745,908                 0.4%
    LVMH Moet Hennessy Louis Vuitton SE..............................    85,899            26,062,223                 0.6%
    Sanofi...........................................................   227,436            20,323,811                 0.4%
#   Total SA.........................................................   510,163            29,934,030                 0.7%
    Vinci SA.........................................................   155,899            13,874,917                 0.3%
    Other Securities.................................................                     307,268,359                 6.7%
                                                                                         ------------                 ---
TOTAL FRANCE.........................................................                     431,896,684                 9.4%
                                                                                         ------------                 ---
GERMANY -- (6.9%)
    Adidas AG........................................................    55,653            13,087,577                 0.3%
    Allianz SE.......................................................    64,453            13,426,839                 0.3%
    BASF SE..........................................................   282,118            21,649,316                 0.5%
    Bayer AG.........................................................   182,613            13,997,730                 0.3%
    Daimler AG.......................................................   315,131            18,667,289                 0.4%
    Deutsche Telekom AG.............................................. 1,070,240            17,553,730                 0.4%
    SAP SE...........................................................   193,351            20,702,757                 0.5%
    Siemens AG.......................................................   156,357            17,972,740                 0.4%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Other Securities.................................................                   $  188,398,120                4.0%
                                                                                        --------------               ----
TOTAL GERMANY........................................................                      325,456,098                7.1%
                                                                                        --------------               ----
HONG KONG -- (2.7%)
    AIA Group, Ltd................................................... 3,407,600             25,921,759                0.6%
    Other Securities.................................................                      102,017,967                2.2%
                                                                                        --------------               ----
TOTAL HONG KONG......................................................                      127,939,726                2.8%
                                                                                        --------------               ----
IRELAND -- (0.6%)
    Other Securities.................................................                       27,372,984                0.6%
                                                                                        --------------               ----
ISRAEL -- (0.5%)
    Other Securities.................................................                       23,643,126                0.5%
                                                                                        --------------               ----
ITALY -- (2.0%)
    Other Securities.................................................                       94,581,044                2.1%
                                                                                        --------------               ----
JAPAN -- (22.8%)
    KDDI Corp........................................................   554,400             13,416,389                0.3%
    SoftBank Group Corp..............................................   286,788             22,696,054                0.5%
    Sony Corp........................................................   358,400             19,395,434                0.4%
    Toyota Motor Corp................................................   568,223             33,287,032                0.7%
    Other Securities.................................................                      989,928,220               21.6%
                                                                                        --------------               ----
TOTAL JAPAN..........................................................                    1,078,723,129               23.5%
                                                                                        --------------               ----
NETHERLANDS -- (2.9%)
#   Unilever NV......................................................   268,265             14,415,222                0.3%
    Other Securities.................................................                      122,845,507                2.7%
                                                                                        --------------               ----
TOTAL NETHERLANDS....................................................                      137,260,729                3.0%
                                                                                        --------------               ----
NEW ZEALAND -- (0.3%)
    Other Securities.................................................                       13,786,227                0.3%
                                                                                        --------------               ----
NORWAY -- (0.9%)
    Other Securities.................................................                       43,740,745                0.9%
                                                                                        --------------               ----
PORTUGAL -- (0.2%)
    Other Securities.................................................                        7,298,014                0.2%
                                                                                        --------------               ----
SINGAPORE -- (1.1%)
    Other Securities.................................................                       52,299,823                1.1%
                                                                                        --------------               ----
SOUTH AFRICA -- (0.1%)
    Other Securities.................................................                        2,649,019                0.1%
                                                                                        --------------               ----
SPAIN -- (2.4%)
    Banco Santander SA............................................... 3,635,787             17,298,906                0.4%
    Other Securities.................................................                       97,051,594                2.1%
                                                                                        --------------               ----
TOTAL SPAIN..........................................................                      114,350,500                2.5%
                                                                                        --------------               ----
SWEDEN -- (2.5%)
    Other Securities.................................................                      119,456,634                2.6%
                                                                                        --------------               ----

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
SWITZERLAND -- (7.0%)
      Nestle SA...................................................    825,815         $   69,717,848                 1.5%
      Novartis AG.................................................    448,358             39,263,740                 0.9%
      Roche Holding AG............................................    217,168             52,850,528                 1.2%
      Zurich Insurance Group AG...................................     39,986             12,414,899                 0.3%
      Other Securities............................................                       157,933,918                 3.3%
                                                                                      --------------               -----
TOTAL SWITZERLAND.................................................                       332,180,933                 7.2%
                                                                                      --------------               -----
UNITED KINGDOM -- (14.6%)
#     Anglo American P.L.C........................................    633,533             13,521,734                 0.3%
#     AstraZeneca P.L.C., Sponsored ADR...........................    461,956             17,914,654                 0.4%
      BP P.L.C., Sponsored ADR....................................    850,212             36,873,716                 0.8%
      British American Tobacco P.L.C..............................    330,890             14,344,169                 0.3%
      Diageo P.L.C., Sponsored ADR................................    128,576             17,764,060                 0.4%
#     GlaxoSmithKline P.L.C., Sponsored ADR.......................    428,638             16,742,600                 0.4%
      Glencore P.L.C..............................................  3,751,272             15,266,398                 0.3%
      HSBC Holdings P.L.C., Sponsored ADR.........................    566,380             23,272,554                 0.5%
      Royal Dutch Shell P.L.C., Class A...........................    491,594             15,661,251                 0.3%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A............    352,746             22,290,036                 0.5%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B............    381,601             25,075,002                 0.5%
      Unilever P.L.C., Sponsored ADR..............................    274,641             14,550,480                 0.3%
      Other Securities............................................                       454,538,493                10.0%
                                                                                      --------------               -----
TOTAL UNITED KINGDOM..............................................                       687,815,147                15.0%
                                                                                      --------------               -----
UNITED STATES -- (0.3%)
      Other Securities............................................                        12,020,044                 0.3%
                                                                                      --------------               -----
TOTAL COMMON STOCKS...............................................                     4,494,355,258                98.0%
                                                                                      --------------               -----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Other Securities............................................                        26,120,326                 0.5%
                                                                                      --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Security..............................................                            35,944                 0.0%
                                                                                      --------------               -----
TOTAL PREFERRED STOCKS............................................                        26,156,270                 0.5%
                                                                                      --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                           142,874                 0.0%
                                                                                      --------------               -----
TOTAL INVESTMENT SECURITIES.......................................                     4,520,654,402
                                                                                      --------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (4.4%)
@(S)  DFA Short Term Investment Fund.............................. 17,834,881            206,349,572                 4.5%
                                                                                      --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,377,817,902)...........................................                    $4,727,003,974               103.0%
                                                                                      ==============               =====

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED


As of October 31, 2018, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future............................     85     12/21/18  $ 8,249,548 $ 7,703,125  $  (546,423)
S&P 500(R)/ /Emini Index..........................    180     12/21/18   26,377,503  24,399,900   (1,977,603)
                                                                        ----------- -----------  -----------
TOTAL FUTURES CONTRACTS...........................                      $34,627,051 $32,103,025  $(2,524,026)
                                                                        =========== ===========  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                                LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                                             ------------  -------------- -------- --------------
Common Stocks
   Australia................................................ $  7,555,187  $  263,869,047       -- $  271,424,234
   Austria..................................................           --      12,795,049       --     12,795,049
   Belgium..................................................      686,312      46,436,528       --     47,122,840
   Canada...................................................  410,770,869              --       --    410,770,869
   Denmark..................................................    2,611,829      68,674,014       --     71,285,843
   Finland..................................................           --      48,485,817       --     48,485,817
   France...................................................    9,112,228     422,784,456       --    431,896,684
   Germany..................................................   14,102,358     311,353,740       --    325,456,098
   Hong Kong................................................      567,682     127,372,044       --    127,939,726
   Ireland..................................................    5,538,038      21,834,946       --     27,372,984
   Israel...................................................    6,422,664      17,220,462       --     23,643,126
   Italy....................................................    5,803,661      88,777,383       --     94,581,044
   Japan....................................................   30,613,027   1,048,110,102       --  1,078,723,129
   Netherlands..............................................   32,986,843     104,273,886       --    137,260,729
   New Zealand..............................................           --      13,786,227       --     13,786,227
   Norway...................................................    1,180,664      42,560,081       --     43,740,745
   Portugal.................................................           --       7,298,014       --      7,298,014
   Singapore................................................           --      52,299,823       --     52,299,823
   South Africa.............................................           --       2,649,019       --      2,649,019
   Spain....................................................    5,596,482     108,754,018       --    114,350,500
   Sweden...................................................           --     119,456,634       --    119,456,634
   Switzerland..............................................   18,646,732     313,534,201       --    332,180,933
   United Kingdom...........................................  232,445,261     455,369,886       --    687,815,147
   United States............................................   12,020,044              --       --     12,020,044
Preferred Stocks
   Germany..................................................           --      26,120,326       --     26,120,326
   United Kingdom...........................................           --          35,944       --         35,944
Rights/Warrants
   Canada...................................................           --           1,624       --          1,624
   Spain....................................................           --         141,250       --        141,250
Securities Lending Collateral...............................           --     206,349,572       --    206,349,572
Futures Contracts**.........................................   (2,524,026)             --       --     (2,524,026)
                                                             ------------  -------------- -------- --------------
TOTAL....................................................... $794,135,855  $3,930,344,093       -- $4,724,479,948
                                                             ============  ============== ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (93.8%)
AUSTRALIA -- (5.9%)
#   Australia & New Zealand Banking Group, Ltd....................... 2,907,568         $   53,518,612                0.2%
    BHP Billiton, Ltd................................................ 4,074,214             94,006,981                0.4%
#   Commonwealth Bank of Australia................................... 1,329,108             65,353,351                0.3%
#   National Australia Bank, Ltd..................................... 2,976,124             53,300,953                0.2%
    Other Securities.................................................                    1,415,183,010                5.1%
                                                                                        --------------                ---
TOTAL AUSTRALIA......................................................                    1,681,362,907                6.2%
                                                                                        --------------                ---
AUSTRIA -- (0.6%)
    Other Securities.................................................                      169,629,438                0.6%
                                                                                        --------------                ---
BELGIUM -- (1.2%)
    Other Securities.................................................                      332,209,498                1.2%
                                                                                        --------------                ---
CANADA -- (8.7%)
#   Bank of Montreal.................................................   847,416             63,335,872                0.3%
#   Bank of Nova Scotia (The)........................................   971,369             52,172,229                0.2%
#   Barrick Gold Corp................................................ 4,637,776             58,204,089                0.2%
*   Bausch Health Cos., Inc.......................................... 2,291,320             52,425,402                0.2%
    Canadian Natural Resources, Ltd.................................. 1,959,071             53,521,820                0.2%
    Suncor Energy, Inc............................................... 1,806,178             60,163,789                0.2%
    Other Securities.................................................                    2,135,323,859                7.8%
                                                                                        --------------                ---
TOTAL CANADA.........................................................                    2,475,147,060                9.1%
                                                                                        --------------                ---
DENMARK -- (1.6%)
    Other Securities.................................................                      463,193,348                1.7%
                                                                                        --------------                ---
FINLAND -- (1.7%)
    UPM-Kymmene Oyj.................................................. 1,767,276             56,815,686                0.2%
    Other Securities.................................................                      438,599,655                1.6%
                                                                                        --------------                ---
TOTAL FINLAND........................................................                      495,415,341                1.8%
                                                                                        --------------                ---
FRANCE -- (7.3%)
    BNP Paribas SA................................................... 1,166,095             60,769,923                0.2%
    Cie Generale des Etablissements Michelin SCA.....................   583,291             59,714,140                0.2%
    Orange SA........................................................ 4,316,492             67,373,317                0.3%
    Peugeot SA....................................................... 3,354,230             79,732,671                0.3%
#   Total SA......................................................... 2,068,538            121,372,345                0.5%
    Other Securities.................................................                    1,681,000,568                6.1%
                                                                                        --------------                ---
TOTAL FRANCE.........................................................                    2,069,962,964                7.6%
                                                                                        --------------                ---
GERMANY -- (6.7%)
    Allianz SE.......................................................   354,255             73,798,345                0.3%
    BASF SE.......................................................... 1,584,387            121,583,501                0.5%
    Bayerische Motoren Werke AG......................................   932,150             80,268,180                0.3%
    Daimler AG....................................................... 2,042,132            120,968,955                0.5%
    Deutsche Telekom AG.............................................. 6,594,331            108,158,083                0.4%
    Other Securities.................................................                    1,406,216,742                5.0%
                                                                                        --------------                ---
TOTAL GERMANY........................................................                    1,910,993,806                7.0%
                                                                                        --------------                ---

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
HONG KONG -- (2.5%)
    AIA Group, Ltd...................................................  8,634,000         $   65,679,208                0.3%
    Other Securities.................................................                       634,621,599                2.3%
                                                                                         --------------               ----
TOTAL HONG KONG......................................................                       700,300,807                2.6%
                                                                                         --------------               ----
IRELAND -- (0.5%)
    Other Securities.................................................                       143,750,072                0.5%
                                                                                         --------------               ----
ISRAEL -- (0.7%)
    Other Securities.................................................                       192,895,490                0.7%
                                                                                         --------------               ----
ITALY -- (2.7%)
    Eni SpA..........................................................  3,159,477             56,111,526                0.2%
    Other Securities.................................................                       720,123,109                2.7%
                                                                                         --------------               ----
TOTAL ITALY..........................................................                       776,234,635                2.9%
                                                                                         --------------               ----
JAPAN -- (23.1%)
    Hitachi, Ltd.....................................................  1,750,885             53,524,896                0.2%
    Honda Motor Co., Ltd.............................................  2,640,923             75,386,549                0.3%
    Mitsubishi UFJ Financial Group, Inc..............................  9,798,000             59,302,283                0.2%
    SoftBank Group Corp..............................................  1,002,632             79,347,050                0.3%
    Toyota Motor Corp................................................  2,741,740            160,613,677                0.6%
    Other Securities.................................................                     6,162,918,152               22.7%
                                                                                         --------------               ----
TOTAL JAPAN..........................................................                     6,591,092,607               24.3%
                                                                                         --------------               ----
NETHERLANDS -- (2.5%)
    Other Securities.................................................                       706,940,485                2.6%
                                                                                         --------------               ----
NEW ZEALAND -- (0.4%)
    Other Securities.................................................                       122,214,407                0.4%
                                                                                         --------------               ----
NORWAY -- (1.0%)
    Other Securities.................................................                       288,085,136                1.1%
                                                                                         --------------               ----
PORTUGAL -- (0.2%)
    Other Securities.................................................                        68,175,578                0.3%
                                                                                         --------------               ----
SINGAPORE -- (1.0%)
    Other Securities.................................................                       294,037,402                1.1%
                                                                                         --------------               ----
SOUTH AFRICA -- (0.1%)
    Other Securities.................................................                        14,232,623                0.1%
                                                                                         --------------               ----
SPAIN -- (2.2%)
    Banco Santander SA............................................... 13,286,562             63,216,847                0.2%
    Iberdrola S.A....................................................  8,184,790             57,914,096                0.2%
    Other Securities.................................................                       500,546,543                1.9%
                                                                                         --------------               ----
TOTAL SPAIN..........................................................                       621,677,486                2.3%
                                                                                         --------------               ----
SWEDEN -- (2.5%)
    Other Securities.................................................                       724,606,662                2.7%
                                                                                         --------------               ----
SWITZERLAND -- (5.5%)
    ABB, Ltd.........................................................  2,929,611             58,948,282                0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                                 PERCENTAGE
                                                                     SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ----------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
      Nestle SA...................................................   2,417,067         $   204,056,248                0.8%
      Novartis AG.................................................     656,395              57,482,017                0.2%
      Novartis AG, Sponsored ADR..................................     953,193              83,366,260                0.3%
      Roche Holding AG............................................     233,550              56,837,291                0.2%
      Zurich Insurance Group AG...................................     183,572              56,995,642                0.2%
      Other Securities............................................                       1,040,163,190                3.8%
                                                                                       ---------------              -----
TOTAL SWITZERLAND.................................................                       1,557,848,930                5.7%
                                                                                       ---------------              -----
UNITED KINGDOM -- (15.1%)
#     Anglo American P.L.C........................................   4,549,559              97,102,953                0.4%
      BP P.L.C., Sponsored ADR....................................   4,355,662             188,905,061                0.7%
      Glencore P.L.C..............................................  20,310,264              82,655,858                0.3%
      HSBC Holdings P.L.C., Sponsored ADR.........................   3,624,650             148,936,868                0.6%
      Lloyds Banking Group P.L.C..................................  73,603,870              53,711,586                0.2%
      Rio Tinto P.L.C., Sponsored ADR.............................   1,875,418              92,439,353                0.3%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A............   1,546,368              97,714,994                0.4%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class B............   1,716,768             112,808,825                0.4%
      Tesco P.L.C.................................................  23,595,438              64,260,358                0.2%
      Vodafone Group P.L.C........................................  31,621,342              59,465,140                0.2%
      Other Securities............................................                       3,294,014,058               12.1%
                                                                                       ---------------              -----
TOTAL UNITED KINGDOM..............................................                       4,292,015,054               15.8%
                                                                                       ---------------              -----
UNITED STATES -- (0.1%)
      Other Securities............................................                          31,925,423                0.1%
                                                                                       ---------------              -----
TOTAL COMMON STOCKS...............................................                      26,723,947,159               98.4%
                                                                                       ---------------              -----
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
      Volkswagen AG...............................................     534,724              89,835,193                0.3%
      Other Securities............................................                          75,044,195                0.3%
                                                                                       ---------------              -----
TOTAL GERMANY.....................................................                         164,879,388                0.6%
                                                                                       ---------------              -----
UNITED KINGDOM -- (0.0%)
      Other Securities............................................                             227,215                0.0%
                                                                                       ---------------              -----
TOTAL PREFERRED STOCKS............................................                         165,106,603                0.6%
                                                                                       ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                             829,815                0.0%
                                                                                       ---------------              -----
TOTAL INVESTMENT SECURITIES.......................................                      26,889,883,577
                                                                                       ---------------

                                                                                           VALUE+
                                                                               -------------------------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  DFA Short Term Investment Fund.............................. 138,672,959           1,604,446,132                5.9%
                                                                                       ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $27,212,489,786)..........................................                     $28,494,329,709              104.9%
                                                                                       ===============              =====

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

As of October 31, 2018, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................   1,260    12/21/18  $179,428,497 $170,799,300  $(8,629,197)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $179,428,497 $170,799,300  $(8,629,197)
                                                                        ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             --------------  --------------- -------- ---------------
Common Stocks
   Australia................................................ $   51,585,594  $ 1,629,777,313       -- $ 1,681,362,907
   Austria..................................................         62,748      169,566,690       --     169,629,438
   Belgium..................................................     10,337,449      321,872,049       --     332,209,498
   Canada...................................................  2,475,146,295              765       --   2,475,147,060
   Denmark..................................................     25,704,320      437,489,028       --     463,193,348
   Finland..................................................      2,837,839      492,577,502       --     495,415,341
   France...................................................     73,777,483    1,996,185,481       --   2,069,962,964
   Germany..................................................     70,394,230    1,840,599,576       --   1,910,993,806
   Hong Kong................................................      1,070,255      699,230,552       --     700,300,807
   Ireland..................................................     18,766,492      124,983,580       --     143,750,072
   Israel...................................................     23,743,656      169,151,834       --     192,895,490
   Italy....................................................     20,461,616      755,773,019       --     776,234,635
   Japan....................................................    124,324,155    6,466,768,452       --   6,591,092,607
   Netherlands..............................................    103,785,782      603,154,703       --     706,940,485
   New Zealand..............................................      1,691,985      120,522,422       --     122,214,407
   Norway...................................................     17,494,788      270,590,348       --     288,085,136
   Portugal.................................................        251,494       67,924,084       --      68,175,578
   Singapore................................................         63,714      293,973,688       --     294,037,402
   South Africa.............................................             --       14,232,623       --      14,232,623
   Spain....................................................     21,930,270      599,747,216       --     621,677,486
   Sweden...................................................      5,445,583      719,161,079       --     724,606,662
   Switzerland..............................................    115,614,974    1,442,233,956       --   1,557,848,930
   United Kingdom...........................................    983,834,859    3,308,180,195       --   4,292,015,054
   United States............................................     31,925,423               --       --      31,925,423
Preferred Stocks
   Germany..................................................             --      164,879,388       --     164,879,388
   United Kingdom...........................................             --          227,215       --         227,215
Rights/Warrants
   Canada...................................................             --            6,580       --           6,580
   Japan....................................................             --           53,850       --          53,850
   Norway...................................................             --           32,521       --          32,521
   Spain....................................................             --          708,825       --         708,825
   Sweden...................................................             --           28,039       --          28,039
Securities Lending Collateral...............................             --    1,604,446,132       --   1,604,446,132
Futures Contracts**.........................................     (8,629,197)              --       --      (8,629,197)
                                                             --------------  --------------- -------- ---------------
TOTAL....................................................... $4,171,621,807  $24,314,078,705       -- $28,485,700,512
                                                             ==============  =============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                 VALUE+
                                                             ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Continental Small Company Series of The
  DFA Investment Trust Company.............................. $ 4,732,462,404
Investment in The Japanese Small Company Series of The DFA
  Investment Trust Company..................................   3,208,487,359
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company..........................   2,114,123,719
Investment in The Asia Pacific Small Company Series of The
  DFA Investment Trust Company..............................   1,382,817,849
Investment in The Canadian Small Company Series of The DFA
  Investment Trust Company..................................   1,118,718,689
                                                             ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $12,556,610,020
                                                             ===============

As of October 31, 2018, International Small Company Portfolio had entered into the following outstanding futures contracts:

                                                                                                   UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................    710     12/21/18  $102,825,074 $96,244,050  $(6,581,024)
                                                                        ------------ -----------  -----------
TOTAL FUTURES CONTRACTS...........................                      $102,825,074 $96,244,050  $(6,581,024)
                                                                        ============ ===========  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------
                                                                 LEVEL 1      LEVEL 2  LEVEL 3       TOTAL
                                                             ---------------  -------- -------- ---------------
Affiliated Investment Companies............................. $12,556,610,020        --       -- $12,556,610,020
Futures Contracts**.........................................      (6,581,024)       --       --      (6,581,024)
                                                             ---------------  -------- -------- ---------------
TOTAL....................................................... $12,550,028,996        --       -- $12,550,028,996
                                                             ===============  ======== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        GLOBAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment
  Dimensions Group Inc...................................... 485,697 $17,009,120
Investment in The Continental Small Company Series of The
  DFA Investment Trust Company..............................           4,166,472
Investment in The Emerging Markets Small Cap Series of The
  DFA Investment Trust Company..............................           3,450,118
Investment in The Japanese Small Company Series of The DFA
  Investment Trust Company..................................           2,590,497
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company..........................           2,056,846
Investment in The Asia Pacific Small Company Series of The
  DFA Investment Trust Company..............................           1,059,835
Investment in The Canadian Small Company Series of The DFA
  Investment Trust Company..................................             990,244
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $32,384,566)........................................         $31,323,132
                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------
                                                               LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                                             ----------- -------- -------- -----------
Affiliated Investment Companies............................. $31,323,132       --       -- $31,323,132
                                                             ----------- -------- -------- -----------
TOTAL....................................................... $31,323,132       --       -- $31,323,132
                                                             =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

                       JAPANESE SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                VALUE+
                                                             ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Japanese Small Company Series of The DFA
  Investment Trust Company.................................. $623,019,366
                                                             ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $623,019,366
                                                             ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     ASIA PACIFIC SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                VALUE+
                                                             ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Asia Pacific Small Company Series of The
  DFA Investment Trust Company.............................. $346,493,331
                                                             ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $346,493,331
                                                             ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    UNITED KINGDOM SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                               VALUE+
                                                             -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company.......................... $36,360,672
                                                             -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $36,360,672
                                                             ===========

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                      CONTINENTAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                          VALUE+
                                                                       ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Continental Small Company Series of The DFA
  Investment Trust Company............................................ $646,482,769
                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.................. $646,482,769
                                                                       ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (96.2%)
AUSTRALIA -- (16.7%)
    Dexus............................................................ 13,481,565          $ 97,408,609                 1.8%
    Goodman Group.................................................... 21,725,375           159,669,423                 2.9%
    GPT Group (The).................................................. 22,229,488            81,298,174                 1.5%
    Mirvac Group..................................................... 36,840,624            56,669,569                 1.1%
    Scentre Group.................................................... 69,598,030           196,075,677                 3.6%
    Stockland........................................................ 32,509,244            83,162,340                 1.5%
    Vicinity Centres................................................. 43,840,990            82,240,206                 1.5%
    Other Securities.................................................                      177,346,491                 3.3%
                                                                                          ------------                ----
TOTAL AUSTRALIA......................................................                      933,870,489                17.2%
                                                                                          ------------                ----
BELGIUM -- (2.2%)
    Cofinimmo SA.....................................................    318,752            38,117,881                 0.7%
    Other Securities.................................................                       86,217,258                 1.6%
                                                                                          ------------                ----
TOTAL BELGIUM........................................................                      124,335,139                 2.3%
                                                                                          ------------                ----
CANADA -- (5.7%)
#   Canadian Apartment Properties REIT...............................    962,717            34,232,050                 0.6%
#   RioCan Real Estate Investment Trust..............................  2,161,300            39,402,332                 0.7%
    Other Securities.................................................                      241,526,769                 4.5%
                                                                                          ------------                ----
TOTAL CANADA.........................................................                      315,161,151                 5.8%
                                                                                          ------------                ----
CHINA -- (0.2%)
    Other Securities.................................................                       13,587,856                 0.2%
                                                                                          ------------                ----
FRANCE -- (6.2%)
    Fonciere Des Regions.............................................    495,710            49,740,072                 0.9%
    Gecina SA........................................................    623,014            91,372,976                 1.7%
    ICADE............................................................    457,634            38,777,996                 0.7%
    Klepierre SA.....................................................  2,633,836            89,253,909                 1.7%
*   Unibail-Rodamco-Westfield (BF2PQ09)..............................    321,639            58,390,729                 1.1%
    Other Securities.................................................                       20,624,169                 0.3%
                                                                                          ------------                ----
TOTAL FRANCE.........................................................                      348,159,851                 6.4%
                                                                                          ------------                ----
GERMANY -- (0.8%)
    Other Securities.................................................                       44,980,081                 0.8%
                                                                                          ------------                ----
GREECE -- (0.0%)
    Other Security...................................................                          709,114                 0.0%
                                                                                          ------------                ----
HONG KONG -- (5.5%)
    Link REIT........................................................ 28,134,905           250,037,370                 4.6%
    Other Securities.................................................                       55,974,625                 1.0%
                                                                                          ------------                ----
TOTAL HONG KONG......................................................                      306,011,995                 5.6%
                                                                                          ------------                ----
IRELAND -- (0.3%)
    Other Securities.................................................                       16,635,136                 0.3%
                                                                                          ------------                ----
ITALY -- (0.4%)
    Other Securities.................................................                       20,077,050                 0.4%
                                                                                          ------------                ----

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
JAPAN -- (23.3%)
    Activia Properties, Inc..........................................      7,843         $   32,550,539                0.6%
    Advance Residence Investment Corp................................     16,017             40,919,828                0.7%
    Daiwa House REIT Investment Corp.................................     21,877             47,941,668                0.9%
    GLP J-Reit.......................................................     37,952             37,555,253                0.7%
    Japan Hotel REIT Investment Corp.................................     53,904             38,347,436                0.7%
    Japan Prime Realty Investment Corp...............................     11,065             39,481,630                0.7%
    Japan Real Estate Investment Corp................................     16,507             85,190,017                1.6%
    Japan Retail Fund Investment Corp................................     34,772             64,223,602                1.2%
#   Kenedix Office Investment Corp...................................      5,980             37,057,682                0.7%
    Nippon Building Fund, Inc........................................     17,771            101,554,806                1.9%
    Nippon Prologis REIT, Inc........................................     23,096             46,490,101                0.9%
    Nomura Real Estate Master Fund, Inc..............................     50,344             65,209,403                1.2%
    Orix JREIT, Inc..................................................     34,652             53,010,746                1.0%
    United Urban Investment Corp.....................................     38,987             59,270,362                1.1%
    Other Securities.................................................                       551,397,084               10.0%
                                                                                         --------------               ----
TOTAL JAPAN..........................................................                     1,300,200,157               23.9%
                                                                                         --------------               ----
MALAYSIA -- (0.5%)
    Other Securities.................................................                        28,726,120                0.5%
                                                                                         --------------               ----
MEXICO -- (1.5%)
#   Fibra Uno Administracion S.A. de C.V............................. 40,779,024             43,663,312                0.8%
    Other Securities.................................................                        40,986,939                0.8%
                                                                                         --------------               ----
TOTAL MEXICO.........................................................                        84,650,251                1.6%
                                                                                         --------------               ----
NETHERLANDS -- (5.8%)
*   Unibail-Rodamco-Westfield (BDDR365)..............................  9,245,219             83,654,386                1.5%
    Unibail-Rodamco-Westfield (BFYM460)..............................    978,160            177,006,850                3.2%
    Other Securities.................................................                        63,147,166                1.2%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       323,808,402                5.9%
                                                                                         --------------               ----
NEW ZEALAND -- (0.9%)
    Other Securities.................................................                        48,452,594                0.9%
                                                                                         --------------               ----
SINGAPORE -- (8.4%)
    Ascendas Real Estate Investment Trust............................ 33,198,800             60,451,392                1.1%
    CapitaLand Commercial Trust...................................... 35,071,049             43,823,025                0.8%
    CapitaLand Mall Trust............................................ 34,117,500             51,964,759                1.0%
    Suntec Real Estate Investment Trust.............................. 30,935,400             39,590,835                0.7%
    Other Securities.................................................                       270,080,775                5.0%
                                                                                         --------------               ----
TOTAL SINGAPORE......................................................                       465,910,786                8.6%
                                                                                         --------------               ----
SOUTH AFRICA -- (3.2%)
#   Growthpoint Properties, Ltd...................................... 37,829,745             58,080,440                1.1%
    Redefine Properties, Ltd......................................... 76,570,243             49,767,829                0.9%
    Other Securities.................................................                        71,874,250                1.3%
                                                                                         --------------               ----
TOTAL SOUTH AFRICA...................................................                       179,722,519                3.3%
                                                                                         --------------               ----
SPAIN -- (1.4%)
    Merlin Properties Socimi SA......................................  4,741,160             59,407,089                1.1%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
SPAIN -- (Continued)
      Other Securities............................................                    $   16,962,167                 0.3%
                                                                                      --------------               -----
TOTAL SPAIN.......................................................                        76,369,256                 1.4%
                                                                                      --------------               -----
TAIWAN -- (0.2%)
      Other Securities............................................                        11,564,947                 0.2%
                                                                                      --------------               -----
TURKEY -- (0.2%)
      Other Securities............................................                        11,445,417                 0.2%
                                                                                      --------------               -----
UNITED KINGDOM -- (12.8%)
      British Land Co. P.L.C. (The)............................... 13,612,822            102,808,465                 1.9%
      Derwent London P.L.C........................................  1,549,878             57,955,629                 1.1%
      Great Portland Estates P.L.C................................  4,560,112             40,574,206                 0.8%
      Hammerson P.L.C............................................. 11,774,826             65,738,702                 1.2%
#     Intu Properties P.L.C....................................... 12,860,835             32,169,430                 0.6%
      Land Securities Group P.L.C.................................  9,966,962            108,421,613                 2.0%
      Segro P.L.C................................................. 13,888,354            108,882,907                 2.0%
      Shaftesbury P.L.C...........................................  3,263,025             37,364,817                 0.7%
      Other Securities............................................                       158,430,204                 2.8%
                                                                                      --------------               -----
TOTAL UNITED KINGDOM..............................................                       712,345,973                13.1%
                                                                                      --------------               -----
TOTAL COMMON STOCKS...............................................                     5,366,724,284                98.6%
                                                                                      --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Security..............................................                                18                 0.0%
                                                                                      --------------               -----
TOTAL INVESTMENT SECURITIES.......................................                     5,366,724,302
                                                                                      --------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (3.8%)
@(S)  DFA Short Term Investment Fund.............................. 18,523,496            214,316,850                 3.9%
                                                                                      --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,600,667,483)...........................................                    $5,581,041,152               102.5%
                                                                                      ==============               =====

As of October 31, 2018, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................    287     12/21/18  $39,883,892 $38,904,285   $(979,607)
                                                                        ----------- -----------   ---------
TOTAL FUTURES CONTRACTS...........................                      $39,883,892 $38,904,285   $(979,607)
                                                                        =========== ===========   =========

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                                LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                                             ------------  -------------- -------- --------------
Common Stocks
   Australia................................................ $    124,434  $  933,746,055       -- $  933,870,489
   Belgium..................................................           --     124,335,139       --    124,335,139
   Canada...................................................  315,161,151              --       --    315,161,151
   China....................................................           --      13,587,856       --     13,587,856
   France...................................................   58,390,729     289,769,122       --    348,159,851
   Germany..................................................           --      44,980,081       --     44,980,081
   Greece...................................................           --         709,114       --        709,114
   Hong Kong................................................           --     306,011,995       --    306,011,995
   Ireland..................................................           --      16,635,136       --     16,635,136
   Italy....................................................           --      20,077,050       --     20,077,050
   Japan....................................................           --   1,300,200,157       --  1,300,200,157
   Malaysia.................................................           --      28,726,120       --     28,726,120
   Mexico...................................................   84,650,251              --       --     84,650,251
   Netherlands..............................................           --     323,808,402       --    323,808,402
   New Zealand..............................................           --      48,452,594       --     48,452,594
   Singapore................................................    1,638,747     464,272,039       --    465,910,786
   South Africa.............................................           --     179,722,519       --    179,722,519
   Spain....................................................           --      76,369,256       --     76,369,256
   Taiwan...................................................    2,313,273       9,251,674       --     11,564,947
   Turkey...................................................           --      11,445,417       --     11,445,417
   United Kingdom...........................................           --     712,345,973       --    712,345,973
Rights/Warrants
   Italy....................................................           --              18       --             18
Securities Lending Collateral...............................           --     214,316,850       --    214,316,850
Futures Contracts**.........................................     (979,607)             --       --       (979,607)
                                                             ------------  -------------- -------- --------------
TOTAL....................................................... $461,298,978  $5,118,762,567       -- $5,580,061,545
                                                             ============  ============== ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
COMMON STOCKS -- (46.7%)
UNITED STATES -- (46.7%)
#   Alexandria Real Estate Equities, Inc.............................     393,708         $   48,122,929                0.6%
    American Homes 4 Rent, Class A...................................     976,314             20,570,945                0.3%
    American Tower Corp..............................................   1,668,672            259,995,784                3.5%
    Apartment Investment & Management Co., Class A...................     579,500             24,941,680                0.3%
    AvalonBay Communities, Inc.......................................     514,371             90,210,386                1.2%
    Boston Properties, Inc...........................................     578,083             69,809,303                0.9%
    Camden Property Trust............................................     345,837             31,218,706                0.4%
    Crown Castle International Corp..................................   1,552,985            168,871,589                2.3%
    Digital Realty Trust, Inc........................................     771,189             79,632,955                1.1%
    Douglas Emmett, Inc..............................................     593,926             21,494,182                0.3%
    Duke Realty Corp.................................................   1,332,947             36,749,349                0.5%
    Equinix, Inc.....................................................     296,276            112,211,572                1.5%
    Equity LifeStyle Properties, Inc.................................     315,544             29,878,861                0.4%
    Equity Residential...............................................   1,371,715             89,106,606                1.2%
    Essex Property Trust, Inc........................................     244,949             61,428,310                0.8%
    Extra Space Storage, Inc.........................................     471,935             42,502,466                0.6%
    Federal Realty Investment Trust..................................     274,076             33,999,128                0.5%
    Gaming and Leisure Properties, Inc...............................     751,732             25,325,851                0.3%
    HCP, Inc.........................................................   1,735,270             47,806,688                0.6%
    Host Hotels & Resorts, Inc.......................................   2,763,423             52,809,014                0.7%
#   Iron Mountain, Inc...............................................   1,012,781             31,001,226                0.4%
    Kilroy Realty Corp...............................................     385,200             26,532,576                0.4%
#   Kimco Realty Corp................................................   1,557,614             25,062,009                0.3%
    Lamar Advertising Co., Class A...................................     309,099             22,663,139                0.3%
    Liberty Property Trust...........................................     539,340             22,582,166                0.3%
#   Macerich Co. (The)...............................................     438,759             22,648,740                0.3%
#   Medical Properties Trust, Inc....................................   1,341,493             19,934,586                0.3%
    Mid-America Apartment Communities, Inc...........................     420,765             41,112,901                0.6%
    National Retail Properties, Inc..................................     574,764             26,870,217                0.4%
#   Omega Healthcare Investors, Inc..................................     737,221             24,586,320                0.3%
    Park Hotels & Resorts, Inc.......................................     736,467             21,409,096                0.3%
#   Prologis, Inc....................................................   2,340,726            150,906,610                2.0%
    Public Storage...................................................     587,056            120,622,396                1.6%
#   Realty Income Corp...............................................   1,083,114             65,279,281                0.9%
    Regency Centers Corp.............................................     564,643             35,775,755                0.5%
*   SBA Communications Corp..........................................     424,333             68,814,083                0.9%
    Simon Property Group, Inc........................................   1,170,435            214,798,231                2.9%
    SL Green Realty Corp.............................................     347,980             31,756,655                0.4%
    Sun Communities, Inc.............................................     316,253             31,773,939                0.4%
    UDR, Inc.........................................................     996,243             39,042,763                0.5%
    Ventas, Inc......................................................   1,334,360             77,446,254                1.0%
    VEREIT, Inc......................................................   3,563,432             26,119,957                0.4%
    Vornado Realty Trust.............................................     638,707             43,483,173                0.6%
    Welltower, Inc...................................................   1,382,296             91,328,297                1.2%
    WP Carey, Inc....................................................     395,900             26,133,359                0.4%
    Other Securities.................................................                        881,691,342               11.7%
                                                                                          --------------               ----
TOTAL UNITED STATES..................................................                      3,536,061,375               47.3%
                                                                                          --------------               ----

                                                                                              VALUE+
                                                                                  -------------------------------
AFFILIATED INVESTMENT COMPANIES -- (52.1%)
    DFA International Real Estate Securities Portfolio of DFA
      Investment Dimensions Group Inc................................ 532,858,368          2,584,363,087               34.6%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
      DFA Real Estate Securities Portfolio of DFA Investment
        Dimensions Group Inc........................................... 39,691,988 $1,355,084,462       18.1%
                                                                                   --------------      -----
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES...................             3,939,447,549       52.7%
                                                                                   --------------      -----
TOTAL INVESTMENT SECURITIES............................................             7,475,508,924
                                                                                   --------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  DFA Short Term Investment Fund...................................  7,695,331     89,034,975        1.2%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $7,012,251,248)................................................            $7,564,543,899      101.2%
                                                                                   ==============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------
                                                                LEVEL 1       LEVEL 2   LEVEL 3      TOTAL
                                                             -------------- ----------- -------- --------------
Common Stocks
   United States............................................ $3,536,061,375          --       -- $3,536,061,375
Affiliated Investment Companies.............................  3,939,447,549          --       --  3,939,447,549
Securities Lending Collateral...............................             -- $89,034,975       --     89,034,975
                                                             -------------- ----------- -------- --------------
TOTAL....................................................... $7,475,508,924 $89,034,975       -- $7,564,543,899
                                                             ============== =========== ======== ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (93.4%)
AUSTRALIA -- (6.9%)
    Beach Energy, Ltd................................................ 45,213,376         $   56,317,617                0.4%
    Cleanaway Waste Management, Ltd.................................. 49,762,479             63,613,217                0.5%
    Downer EDI, Ltd.................................................. 12,098,311             59,564,303                0.4%
#   Metcash, Ltd..................................................... 24,405,916             47,700,290                0.4%
    OZ Minerals, Ltd.................................................  8,363,043             53,648,495                0.4%
    WorleyParsons, Ltd...............................................  6,620,294             68,475,245                0.5%
    Other Securities.................................................                       646,089,888                4.6%
                                                                                         --------------                ---
TOTAL AUSTRALIA......................................................                       995,409,055                7.2%
                                                                                         --------------                ---
AUSTRIA -- (1.0%)
    Wienerberger AG..................................................  2,643,351             60,799,719                0.5%
    Other Securities.................................................                        80,385,253                0.5%
                                                                                         --------------                ---
TOTAL AUSTRIA........................................................                       141,184,972                1.0%
                                                                                         --------------                ---
BELGIUM -- (1.3%)
    Ackermans & van Haaren NV........................................    387,382             60,988,429                0.4%
    Other Securities.................................................                       134,339,736                1.0%
                                                                                         --------------                ---
TOTAL BELGIUM........................................................                       195,328,165                1.4%
                                                                                         --------------                ---
CANADA -- (7.8%)
#   Genworth MI Canada, Inc..........................................  1,455,448             47,772,348                0.4%
#   Laurentian Bank of Canada........................................  1,606,899             50,729,403                0.4%
#*  MEG Energy Corp..................................................  8,523,149             68,174,833                0.5%
#   Whitecap Resources, Inc..........................................  9,868,194             48,274,655                0.4%
    Other Securities.................................................                       918,558,919                6.5%
                                                                                         --------------                ---
TOTAL CANADA.........................................................                     1,133,510,158                8.2%
                                                                                         --------------                ---
DENMARK -- (1.5%)
    Jyske Bank A.S...................................................  1,638,653             66,907,755                0.5%
    Other Securities.................................................                       152,743,790                1.1%
                                                                                         --------------                ---
TOTAL DENMARK........................................................                       219,651,545                1.6%
                                                                                         --------------                ---
FINLAND -- (2.5%)
    Kesko Oyj, Class B...............................................  1,725,545            100,776,263                0.7%
    Other Securities.................................................                       260,301,853                1.9%
                                                                                         --------------                ---
TOTAL FINLAND........................................................                       361,078,116                2.6%
                                                                                         --------------                ---
FRANCE -- (3.9%)
    Rexel SA.........................................................  7,270,089             92,674,113                0.7%
    Other Securities.................................................                       466,884,111                3.4%
                                                                                         --------------                ---
TOTAL FRANCE.........................................................                       559,558,224                4.1%
                                                                                         --------------                ---
GERMANY -- (5.9%)
    Aareal Bank AG...................................................  2,002,927             74,511,427                0.6%
    Aurubis AG.......................................................  1,192,453             72,381,298                0.5%
#   K+S AG...........................................................  3,812,044             70,987,786                0.5%
    Rheinmetall AG...................................................    804,102             69,589,950                0.5%
    Salzgitter AG....................................................  1,317,634             52,663,113                0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
GERMANY -- (Continued)
    Other Securities.................................................                    $  508,555,901                3.6%
                                                                                         --------------               ----
TOTAL GERMANY........................................................                       848,689,475                6.1%
                                                                                         --------------               ----
GREECE -- (0.0%)
    Other Security...................................................                             1,946                0.0%
                                                                                         --------------               ----
HONG KONG -- (2.8%)
    Other Securities.................................................                       413,779,977                3.0%
                                                                                         --------------               ----
IRELAND -- (0.2%)
    Other Securities.................................................                        35,831,804                0.3%
                                                                                         --------------               ----
ISRAEL -- (0.7%)
    Other Securities.................................................                       108,314,807                0.8%
                                                                                         --------------               ----
ITALY -- (4.7%)
#*  Banco BPM SpA.................................................... 28,122,148             52,719,523                0.4%
#   BPER Banca....................................................... 15,024,404             57,017,603                0.4%
#   Buzzi Unicem SpA.................................................  2,509,081             48,179,888                0.4%
*   Saipem SpA....................................................... 14,429,357             78,910,260                0.6%
#   Unione di Banche Italiane SpA.................................... 26,691,605             81,467,010                0.6%
    Unipol Gruppo SpA................................................ 12,632,436             50,839,143                0.4%
    Other Securities.................................................                       313,107,635                2.1%
                                                                                         --------------               ----
TOTAL ITALY..........................................................                       682,241,062                4.9%
                                                                                         --------------               ----
JAPAN -- (25.7%)
    Other Securities.................................................                     3,718,577,841               27.0%
                                                                                         --------------               ----
NETHERLANDS -- (2.6%)
    APERAM SA........................................................  1,618,075             55,253,757                0.4%
    ASR Nederland NV.................................................  1,552,720             70,489,169                0.5%
#   Boskalis Westminster.............................................  2,419,204             69,558,919                0.5%
    SBM Offshore NV..................................................  5,517,816             95,074,179                0.7%
    Other Securities.................................................                        81,455,869                0.6%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       371,831,893                2.7%
                                                                                         --------------               ----
NEW ZEALAND -- (0.4%)
    Other Securities.................................................                        52,936,849                0.4%
                                                                                         --------------               ----
NORWAY -- (1.1%)
    Other Securities.................................................                       155,970,494                1.1%
                                                                                         --------------               ----
PORTUGAL -- (0.3%)
    Other Securities.................................................                        51,386,839                0.4%
                                                                                         --------------               ----
SINGAPORE -- (0.9%)
    Other Securities.................................................                       132,162,718                1.0%
                                                                                         --------------               ----
SPAIN -- (2.7%)
#   Acciona SA.......................................................    827,998             69,842,668                0.5%
    Acerinox SA......................................................  4,596,941             51,365,849                0.4%
    Other Securities.................................................                       263,804,875                1.9%
                                                                                         --------------               ----
TOTAL SPAIN..........................................................                       385,013,392                2.8%
                                                                                         --------------               ----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED


                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
SWEDEN -- (2.2%)
      Other Securities............................................                    $   316,156,334                2.3%
                                                                                      ---------------              -----
SWITZERLAND -- (4.0%)
      Helvetia Holding AG.........................................    150,248              92,030,720                0.7%
      Other Securities............................................                        490,801,792                3.5%
                                                                                      ---------------              -----
TOTAL SWITZERLAND.................................................                        582,832,512                4.2%
                                                                                      ---------------              -----
UNITED KINGDOM -- (14.3%)
      Bellway P.L.C...............................................  3,116,665             114,311,815                0.8%
      Bovis Homes Group P.L.C.....................................  4,858,289              60,048,260                0.4%
      Close Brothers Group P.L.C..................................  2,966,130              55,710,336                0.4%
      Grafton Group P.L.C.........................................  5,085,642              46,981,269                0.4%
      Greene King P.L.C...........................................  8,127,394              50,019,183                0.4%
      GVC Holdings P.L.C..........................................  3,679,761              44,077,517                0.3%
      Hiscox, Ltd.................................................  5,581,041             115,931,579                0.9%
      Meggitt P.L.C............................................... 13,533,476              91,562,169                0.7%
      National Express Group P.L.C................................ 10,136,182              51,792,580                0.4%
      Phoenix Group Holdings...................................... 10,989,912              84,469,993                0.6%
      Redrow P.L.C................................................  7,498,489              50,629,786                0.4%
      Travis Perkins P.L.C........................................  3,301,184              46,624,925                0.3%
*     Tullow Oil P.L.C............................................ 18,574,455              53,291,295                0.4%
      Vesuvius P.L.C..............................................  7,530,906              52,250,106                0.4%
      Other Securities............................................                      1,151,749,919                8.2%
                                                                                      ---------------              -----
TOTAL UNITED KINGDOM..............................................                      2,069,450,732               15.0%
                                                                                      ---------------              -----
TOTAL COMMON STOCKS...............................................                     13,530,898,910               98.1%
                                                                                      ---------------              -----
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Other Securities............................................                         11,723,105                0.1%
                                                                                      ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                             31,988                0.0%
                                                                                      ---------------              -----
TOTAL INVESTMENT SECURITIES.......................................                     13,542,654,003
                                                                                      ---------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (6.5%)
@(S)  DFA Short Term Investment Fund.............................. 81,944,375             948,096,417                6.9%
                                                                                      ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $13,767,070,308)..........................................                    $14,490,750,420              105.1%
                                                                                      ===============              =====

As of October 31, 2018, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                            UNREALIZED
                           NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..   1,040    12/21/18  $142,657,782 $140,977,200  $(1,680,582)
                                                ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...                      $142,657,782 $140,977,200  $(1,680,582)
                                                ============ ============  ===========

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------------
                                                  LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                              --------------  --------------- -------- ---------------
Common Stocks
   Australia.................................             --  $   995,409,055       -- $   995,409,055
   Austria...................................             --      141,184,972       --     141,184,972
   Belgium...................................             --      195,328,165       --     195,328,165
   Canada.................................... $1,133,509,391              767       --   1,133,510,158
   Denmark...................................             --      219,651,545       --     219,651,545
   Finland...................................             --      361,078,116       --     361,078,116
   France....................................             --      559,558,224       --     559,558,224
   Germany...................................             --      848,689,475       --     848,689,475
   Greece....................................             --            1,946       --           1,946
   Hong Kong.................................         21,105      413,758,872       --     413,779,977
   Ireland...................................             --       35,831,804       --      35,831,804
   Israel....................................             --      108,314,807       --     108,314,807
   Italy.....................................             --      682,241,062       --     682,241,062
   Japan.....................................     32,014,511    3,686,563,330       --   3,718,577,841
   Netherlands...............................             --      371,831,893       --     371,831,893
   New Zealand...............................      1,604,908       51,331,941       --      52,936,849
   Norway....................................             --      155,970,494       --     155,970,494
   Portugal..................................             --       51,386,839       --      51,386,839
   Singapore.................................        481,385      131,681,333       --     132,162,718
   Spain.....................................             --      385,013,392       --     385,013,392
   Sweden....................................      1,600,589      314,555,745       --     316,156,334
   Switzerland...............................             --      582,832,512       --     582,832,512
   United Kingdom............................             --    2,069,450,732       --   2,069,450,732
Preferred Stocks
   Germany...................................             --       11,723,105       --      11,723,105
Rights/Warrants
   Japan.....................................             --           31,988       --          31,988
Securities Lending Collateral................             --      948,096,417       --     948,096,417
Futures Contracts**..........................     (1,680,582)              --       --      (1,680,582)
                                              --------------  --------------- -------- ---------------
TOTAL........................................ $1,167,551,307  $13,321,518,531       -- $14,489,069,838
                                              ==============  =============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
COMMON STOCKS -- (93.1%)
AUSTRALIA -- (6.0%)
#   Australia & New Zealand Banking Group, Ltd....................... 236,783          $  4,358,384                 0.2%
    BHP Billiton, Ltd................................................ 314,531             7,257,378                 0.3%
    BlueScope Steel, Ltd............................................. 393,907             4,037,784                 0.2%
    Macquarie Group, Ltd.............................................  48,718             4,062,705                 0.2%
#   National Australia Bank, Ltd..................................... 223,385             4,000,718                 0.2%
    Other Securities.................................................                   132,772,564                 5.3%
                                                                                       ------------                 ---
TOTAL AUSTRALIA......................................................                   156,489,533                 6.4%
                                                                                       ------------                 ---
AUSTRIA -- (0.7%)
    Other Securities.................................................                    18,505,728                 0.8%
                                                                                       ------------                 ---
BELGIUM -- (1.3%)
    Ageas............................................................ 107,511             5,379,310                 0.2%
    Other Securities.................................................                    28,518,426                 1.2%
                                                                                       ------------                 ---
TOTAL BELGIUM........................................................                    33,897,736                 1.4%
                                                                                       ------------                 ---
CANADA -- (8.8%)
    Bank of Nova Scotia (The)........................................  78,243             4,202,431                 0.2%
#   Barrick Gold Corp................................................ 620,770             7,790,663                 0.3%
*   Bausch Health Cos., Inc.......................................... 171,867             3,932,317                 0.2%
    Fairfax Financial Holdings, Ltd..................................   8,207             3,988,012                 0.2%
    Teck Resources, Ltd., Class B.................................... 260,318             5,380,773                 0.2%
    Other Securities.................................................                   203,227,865                 8.3%
                                                                                       ------------                 ---
TOTAL CANADA.........................................................                   228,522,061                 9.4%
                                                                                       ------------                 ---
DENMARK -- (1.8%)
    GN Store Nord A.S................................................  95,918             4,068,712                 0.2%
    ISS A.S.......................................................... 122,246             4,014,701                 0.2%
    Other Securities.................................................                    38,722,709                 1.5%
                                                                                       ------------                 ---
TOTAL DENMARK........................................................                    46,806,122                 1.9%
                                                                                       ------------                 ---
FINLAND -- (2.0%)
#   Neste Oyj........................................................  50,237             4,125,217                 0.2%
    UPM-Kymmene Oyj.................................................. 228,744             7,353,830                 0.3%
    Other Securities.................................................                    41,199,650                 1.7%
                                                                                       ------------                 ---
TOTAL FINLAND........................................................                    52,678,697                 2.2%
                                                                                       ------------                 ---
FRANCE -- (6.5%)
    BNP Paribas SA...................................................  86,211             4,492,803                 0.2%
    Carrefour SA..................................................... 259,010             5,023,182                 0.2%
    Cie de Saint-Gobain.............................................. 133,576             5,032,000                 0.2%
    Orange SA........................................................ 287,736             4,491,084                 0.2%
    Peugeot SA....................................................... 315,797             7,506,742                 0.3%
    Renault SA.......................................................  53,306             3,980,568                 0.2%
    Total SA......................................................... 196,885            11,552,311                 0.5%
*   Ubisoft Entertainment SA.........................................  46,077             4,133,224                 0.2%
    Other Securities.................................................                   122,736,693                 4.9%
                                                                                       ------------                 ---
TOTAL FRANCE.........................................................                   168,948,607                 6.9%
                                                                                       ------------                 ---

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
GERMANY -- (5.8%)
    Allianz SE.......................................................  32,484          $  6,767,062                 0.3%
#   Daimler AG....................................................... 124,161             7,354,875                 0.3%
    E.ON SE.......................................................... 588,434             5,690,193                 0.2%
    Other Securities.................................................                   130,481,605                 5.4%
                                                                                       ------------                ----
TOTAL GERMANY........................................................                   150,293,735                 6.2%
                                                                                       ------------                ----
HONG KONG -- (2.4%)
    Other Securities.................................................                    63,282,907                 2.6%
                                                                                       ------------                ----
IRELAND -- (0.6%)
    Other Securities.................................................                    15,862,113                 0.6%
                                                                                       ------------                ----
ISRAEL -- (0.8%)
    Other Securities.................................................                    20,744,516                 0.8%
                                                                                       ------------                ----
ITALY -- (2.8%)
*   Fiat Chrysler Automobiles NV..................................... 288,975             4,397,749                 0.2%
    Other Securities.................................................                    68,782,989                 2.8%
                                                                                       ------------                ----
TOTAL ITALY..........................................................                    73,180,738                 3.0%
                                                                                       ------------                ----
JAPAN -- (23.7%)
    Honda Motor Co., Ltd............................................. 138,023             3,939,940                 0.2%
    Mitsubishi UFJ Financial Group, Inc.............................. 852,000             5,156,720                 0.2%
    Toyota Motor Corp................................................  73,263             4,291,815                 0.2%
    Toyota Motor Corp., Sponsored ADR................................  36,827             4,310,600                 0.2%
    Other Securities.................................................                   596,306,957                24.4%
                                                                                       ------------                ----
TOTAL JAPAN..........................................................                   614,006,032                25.2%
                                                                                       ------------                ----
NETHERLANDS -- (2.4%)
    Koninklijke Ahold Delhaize NV.................................... 197,653             4,524,378                 0.2%
    Other Securities.................................................                    57,042,207                 2.3%
                                                                                       ------------                ----
TOTAL NETHERLANDS....................................................                    61,566,585                 2.5%
                                                                                       ------------                ----
NEW ZEALAND -- (0.5%)
    Other Securities.................................................                    13,217,941                 0.5%
                                                                                       ------------                ----
NORWAY -- (1.0%)
    Other Securities.................................................                    27,082,451                 1.1%
                                                                                       ------------                ----
PORTUGAL -- (0.4%)
    Other Securities.................................................                     9,465,826                 0.4%
                                                                                       ------------                ----
SINGAPORE -- (1.0%)
    Other Securities.................................................                    24,800,271                 1.0%
                                                                                       ------------                ----
SOUTH AFRICA -- (0.0%)
    Other Securities.................................................                     1,069,848                 0.0%
                                                                                       ------------                ----
SPAIN -- (1.9%)
    Banco Santander SA............................................... 955,782             4,547,567                 0.2%
    Other Securities.................................................                    44,453,111                 1.8%
                                                                                       ------------                ----
TOTAL SPAIN..........................................................                    49,000,678                 2.0%
                                                                                       ------------                ----

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED


                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
SWEDEN -- (2.6%)
      Other Securities............................................                    $   67,015,182                 2.7%
                                                                                      --------------               -----
SWITZERLAND -- (5.5%)
      Clariant AG.................................................    182,599              3,935,534                 0.2%
      Helvetia Holding AG.........................................      7,972              4,883,053                 0.2%
      Nestle SA...................................................    110,012              9,287,552                 0.4%
      Novartis AG.................................................     52,784              4,622,416                 0.2%
      Novartis AG, Sponsored ADR..................................     73,269              6,408,107                 0.3%
      Zurich Insurance Group AG...................................     14,099              4,377,473                 0.2%
      Other Securities............................................                       109,347,453                 4.4%
                                                                                      --------------               -----
TOTAL SWITZERLAND.................................................                       142,861,588                 5.9%
                                                                                      --------------               -----
UNITED KINGDOM -- (14.5%)
#     Anglo American P.L.C........................................    450,994              9,625,735                 0.4%
      Aviva P.L.C.................................................    761,211              4,159,929                 0.2%
      BP P.L.C., Sponsored ADR....................................    244,019             10,583,111                 0.4%
      HSBC Holdings P.L.C., Sponsored ADR.........................    263,605             10,831,529                 0.5%
      John Wood Group P.L.C.......................................    536,701              4,891,626                 0.2%
      Lloyds Banking Group P.L.C..................................  6,130,340              4,473,546                 0.2%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A............    161,774             10,222,486                 0.4%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B............    102,022              6,703,866                 0.3%
      Other Securities............................................                       313,336,761                12.8%
                                                                                      --------------               -----
TOTAL UNITED KINGDOM..............................................                       374,828,589                15.4%
                                                                                      --------------               -----
UNITED STATES -- (0.1%)
      Other Securities............................................                         1,735,495                 0.1%
                                                                                      --------------               -----
TOTAL COMMON STOCKS...............................................                     2,415,862,979                99.0%
                                                                                      --------------               -----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Volkswagen AG...............................................     25,998              4,367,740                 0.2%
      Other Securities............................................                         7,562,269                 0.3%
                                                                                      --------------               -----
TOTAL GERMANY.....................................................                        11,930,009                 0.5%
                                                                                      --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Securities............................................                            12,123                 0.0%
                                                                                      --------------               -----
TOTAL PREFERRED STOCKS............................................                        11,942,132                 0.5%
                                                                                      --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                            83,725                 0.0%
                                                                                      --------------               -----
TOTAL INVESTMENT SECURITIES.......................................                     2,427,888,836
                                                                                      --------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (6.4%)
@(S)  DFA Short Term Investment Fund.............................. 14,384,285            166,426,178                 6.8%
                                                                                      --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,443,694,396)...........................................                    $2,594,315,014               106.3%
                                                                                      ==============               =====

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------------
                                                               LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                             ------------ -------------- -------- --------------
Common Stocks
   Australia................................................ $  3,915,769 $  152,573,764       -- $  156,489,533
   Austria..................................................           --     18,505,728       --     18,505,728
   Belgium..................................................      475,543     33,422,193       --     33,897,736
   Canada...................................................  228,521,561            500       --    228,522,061
   Denmark..................................................           --     46,806,122       --     46,806,122
   Finland..................................................           --     52,678,697       --     52,678,697
   France...................................................      526,119    168,422,488       --    168,948,607
   Germany..................................................    4,110,759    146,182,976       --    150,293,735
   Hong Kong................................................      222,276     63,060,631       --     63,282,907
   Ireland..................................................    2,051,961     13,810,152       --     15,862,113
   Israel...................................................    1,248,656     19,495,860       --     20,744,516
   Italy....................................................      448,095     72,732,643       --     73,180,738
   Japan....................................................   11,112,486    602,893,546       --    614,006,032
   Netherlands..............................................    6,692,002     54,874,583       --     61,566,585
   New Zealand..............................................      239,976     12,977,965       --     13,217,941
   Norway...................................................      281,540     26,800,911       --     27,082,451
   Portugal.................................................           --      9,465,826       --      9,465,826
   Singapore................................................        8,002     24,792,269       --     24,800,271
   South Africa.............................................           --      1,069,848       --      1,069,848
   Spain....................................................    1,839,159     47,161,519       --     49,000,678
   Sweden...................................................      135,907     66,879,275       --     67,015,182
   Switzerland..............................................   10,191,488    132,670,100       --    142,861,588
   United Kingdom...........................................   55,409,849    319,418,740       --    374,828,589
   United States............................................    1,735,495             --       --      1,735,495
Preferred Stocks
   Germany..................................................           --     11,930,009       --     11,930,009
   United Kingdom...........................................           --         12,123       --         12,123
Rights/Warrants
   Canada...................................................           --            582       --            582
   France...................................................           --             91       --             91
   Japan....................................................           --          8,848       --          8,848
   Norway...................................................           --          5,634       --          5,634
   Spain....................................................           --         65,893       --         65,893
   Sweden...................................................           --          2,677       --          2,677
Securities Lending Collateral...............................           --    166,426,178       --    166,426,178
                                                             ------------ -------------- -------- --------------
TOTAL....................................................... $329,166,643 $2,265,148,371       -- $2,594,315,014
                                                             ============ ============== ======== ==============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
COMMON STOCKS -- (94.6%)
AUSTRALIA -- (5.9%)
    BHP Billiton, Ltd................................................ 146,665           $ 3,384,097                 1.3%
    CSL, Ltd.........................................................  15,561             2,077,349                 0.8%
    Other Securities.................................................                    10,853,342                 4.0%
                                                                                        -----------                 ---
TOTAL AUSTRALIA......................................................                    16,314,788                 6.1%
                                                                                        -----------                 ---
AUSTRIA -- (0.2%)
    Other Securities.................................................                       575,038                 0.2%
                                                                                        -----------                 ---
BELGIUM -- (0.8%)
    Anheuser-Busch InBev SA/NV.......................................  18,781             1,389,067                 0.5%
    Other Securities.................................................                       935,842                 0.4%
                                                                                        -----------                 ---
TOTAL BELGIUM........................................................                     2,324,909                 0.9%
                                                                                        -----------                 ---
CANADA -- (8.5%)
    Canadian National Railway Co.....................................  24,017             2,052,973                 0.8%
    Canadian Natural Resources, Ltd..................................  48,367             1,327,066                 0.5%
#   Royal Bank of Canada.............................................  34,564             2,517,642                 1.0%
    Suncor Energy, Inc...............................................  52,396             1,757,611                 0.7%
    Other Securities.................................................                    15,997,934                 5.9%
                                                                                        -----------                 ---
TOTAL CANADA.........................................................                    23,653,226                 8.9%
                                                                                        -----------                 ---
DENMARK -- (1.5%)
    Novo Nordisk A.S., Class B.......................................  71,895             3,104,898                 1.1%
    Other Securities.................................................                       938,028                 0.4%
                                                                                        -----------                 ---
TOTAL DENMARK........................................................                     4,042,926                 1.5%
                                                                                        -----------                 ---
FINLAND -- (0.9%)
    Other Securities.................................................                     2,363,343                 0.9%
                                                                                        -----------                 ---
FRANCE -- (9.3%)
    Airbus SE........................................................  17,753             1,961,959                 0.7%
    Cie Generale des Etablissements Michelin SCA.....................  12,325             1,261,766                 0.5%
    Danone SA........................................................  21,369             1,513,211                 0.6%
    LVMH Moet Hennessy Louis Vuitton SE..............................  10,554             3,202,141                 1.2%
    Orange SA........................................................  89,549             1,397,712                 0.5%
#   Vinci SA.........................................................  20,131             1,791,647                 0.7%
    Other Securities.................................................                    14,624,280                 5.4%
                                                                                        -----------                 ---
TOTAL FRANCE.........................................................                    25,752,716                 9.6%
                                                                                        -----------                 ---
GERMANY -- (7.0%)
    Adidas AG........................................................   6,369             1,497,759                 0.6%
    BASF SE..........................................................  36,957             2,836,025                 1.1%
    Bayerische Motoren Werke AG......................................  14,525             1,250,759                 0.5%
    Deutsche Post AG.................................................  40,110             1,266,484                 0.5%
    Deutsche Telekom AG.............................................. 144,799             2,374,946                 0.9%
    E.ON SE.......................................................... 160,715             1,554,124                 0.6%
    Other Securities.................................................                     8,538,464                 3.0%
                                                                                        -----------                 ---
TOTAL GERMANY........................................................                    19,318,561                 7.2%
                                                                                        -----------                 ---

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
HONG KONG -- (2.6%)
    AIA Group, Ltd................................................... 179,600           $ 1,366,225                 0.5%
    Other Securities.................................................                     5,739,177                 2.2%
                                                                                        -----------                ----
TOTAL HONG KONG......................................................                     7,105,402                 2.7%
                                                                                        -----------                ----
IRELAND -- (0.4%)
    Other Securities.................................................                     1,226,187                 0.5%
                                                                                        -----------                ----
ISRAEL -- (0.4%)
    Other Securities.................................................                     1,095,040                 0.4%
                                                                                        -----------                ----
ITALY -- (2.1%)
    Enel SpA......................................................... 260,577             1,277,626                 0.5%
    Other Securities.................................................                     4,481,994                 1.7%
                                                                                        -----------                ----
TOTAL ITALY..........................................................                     5,759,620                 2.2%
                                                                                        -----------                ----
JAPAN -- (21.8%)
    KDDI Corp........................................................  77,000             1,863,387                 0.7%
    Seven & I Holdings Co., Ltd......................................  30,900             1,337,969                 0.5%
    SoftBank Group Corp..............................................  36,300             2,872,738                 1.1%
    Sony Corp........................................................  49,000             2,651,720                 1.0%
    Other Securities.................................................                    51,609,857                19.3%
                                                                                        -----------                ----
TOTAL JAPAN..........................................................                    60,335,671                22.6%
                                                                                        -----------                ----
NETHERLANDS -- (3.1%)
    ASML Holding NV..................................................   7,569             1,303,715                 0.5%
    # Unilever NV....................................................  56,476             3,037,279                 1.1%
    Wolters Kluwer NV................................................  25,745             1,460,631                 0.6%
    Other Securities.................................................                     2,917,151                 1.1%
                                                                                        -----------                ----
TOTAL NETHERLANDS....................................................                     8,718,776                 3.3%
                                                                                        -----------                ----
NEW ZEALAND -- (0.2%)
    Other Securities.................................................                       550,346                 0.2%
                                                                                        -----------                ----
NORWAY -- (0.9%)
    Equinor ASA......................................................  51,213             1,324,690                 0.5%
    Other Securities.................................................                     1,237,683                 0.5%
                                                                                        -----------                ----
TOTAL NORWAY.........................................................                     2,562,373                 1.0%
                                                                                        -----------                ----
PORTUGAL -- (0.1%)
    Other Security...................................................                       235,967                 0.1%
                                                                                        -----------                ----
SINGAPORE -- (1.0%)
    Other Securities.................................................                     2,734,661                 1.0%
                                                                                        -----------                ----
SPAIN -- (2.6%)
    Amadeus IT Group SA..............................................  16,474             1,326,562                 0.5%
    Telefonica SA.................................................... 193,455             1,586,923                 0.6%
    Other Securities.................................................                     4,401,362                 1.6%
                                                                                        -----------                ----
TOTAL SPAIN..........................................................                     7,314,847                 2.7%
                                                                                        -----------                ----
SWEDEN -- (2.3%)
    Other Securities.................................................                     6,402,138                 2.4%
                                                                                        -----------                ----

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                                                    PERCENTAGE
                                                                         SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                        --------- ------------------------------- ---------------
SWITZERLAND -- (7.7%)
      ABB, Ltd.........................................................    84,736          $  1,705,019                  0.6%
      Givaudan SA......................................................       690             1,672,503                  0.6%
      Nestle SA........................................................    33,661             2,841,765                  1.1%
      Roche Holding AG.................................................    30,542             7,432,775                  2.8%
      Other Securities.................................................                       7,795,470                  2.9%
                                                                                           ------------                -----
TOTAL SWITZERLAND......................................................                      21,447,532                  8.0%
                                                                                           ------------                -----
UNITED KINGDOM -- (15.3%)
      Anglo American P.L.C.............................................    58,599             1,250,701                  0.5%
#     AstraZeneca P.L.C., Sponsored ADR................................    94,709             3,672,815                  1.4%
      BAE Systems P.L.C................................................   247,860             1,661,972                  0.6%
      BHP Billiton P.L.C...............................................    83,478             1,665,277                  0.6%
      Diageo P.L.C., Sponsored ADR.....................................    21,308             2,943,913                  1.1%
      Experian P.L.C...................................................    63,253             1,454,768                  0.5%
#     GlaxoSmithKline P.L.C., Sponsored ADR............................    77,062             3,010,042                  1.1%
      Imperial Brands P.L.C............................................    37,254             1,261,890                  0.5%
      Rio Tinto P.L.C., Sponsored ADR..................................    44,119             2,174,626                  0.8%
      SSE P.L.C........................................................    85,588             1,247,481                  0.5%
      Unilever P.L.C., Sponsored ADR...................................    40,922             2,168,048                  0.8%
      Other Securities.................................................                      20,016,133                  7.5%
                                                                                           ------------                -----
TOTAL UNITED KINGDOM...................................................                      42,527,666                 15.9%
                                                                                           ------------                -----
UNITED STATES -- (0.0%)
      Other Security...................................................                          29,311                  0.0%
                                                                                           ------------                -----
TOTAL COMMON STOCKS....................................................                     262,391,044                 98.3%
                                                                                           ------------                -----
PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
      Volkswagen AG....................................................     9,046             1,519,754                  0.6%
      Other Securities.................................................                         820,521                  0.3%
                                                                                           ------------                -----
TOTAL GERMANY..........................................................                       2,340,275                  0.9%
                                                                                           ------------                -----
UNITED KINGDOM -- (0.0%)
      Other Security...................................................                           5,394                  0.0%
                                                                                           ------------                -----
TOTAL PREFERRED STOCKS.................................................                       2,345,669                  0.9%
                                                                                           ------------                -----
TOTAL INVESTMENT SECURITIES............................................                     264,736,713
                                                                                           ------------

                                                                                              VALUE+
                                                                                  -------------------------------
SECURITIES LENDING COLLATERAL -- (4.6%)
@(S)  DFA Short Term Investment Fund................................... 1,096,350            12,684,774                  4.8%
                                                                                           ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $301,137,695)..................................................                    $277,421,487                104.0%
                                                                                           ============                =====

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------
                                                               LEVEL 1     LEVEL 2    LEVEL 3     TOTAL
                                                             ----------- ------------ -------- ------------
Common Stocks
   Australia................................................          -- $ 16,314,788       -- $ 16,314,788
   Austria..................................................          --      575,038       --      575,038
   Belgium..................................................          --    2,324,909       --    2,324,909
   Canada................................................... $23,653,226           --       --   23,653,226
   Denmark..................................................          --    4,042,926       --    4,042,926
   Finland..................................................          --    2,363,343       --    2,363,343
   France...................................................          --   25,752,716       --   25,752,716
   Germany..................................................          --   19,318,561       --   19,318,561
   Hong Kong................................................          --    7,105,402       --    7,105,402
   Ireland..................................................      64,414    1,161,773       --    1,226,187
   Israel...................................................     271,258      823,782       --    1,095,040
   Italy....................................................     728,658    5,030,962       --    5,759,620
   Japan....................................................          --   60,335,671       --   60,335,671
   Netherlands..............................................   3,095,364    5,623,412       --    8,718,776
   New Zealand..............................................          --      550,346       --      550,346
   Norway...................................................          --    2,562,373       --    2,562,373
   Portugal.................................................          --      235,967       --      235,967
   Singapore................................................          --    2,734,661       --    2,734,661
   Spain....................................................          --    7,314,847       --    7,314,847
   Sweden...................................................          --    6,402,138       --    6,402,138
   Switzerland..............................................     303,261   21,144,271       --   21,447,532
   United Kingdom...........................................  15,502,452   27,025,214       --   42,527,666
   United States............................................      29,311           --       --       29,311
Preferred Stocks
   Germany..................................................          --    2,340,275       --    2,340,275
   United Kingdom...........................................          --        5,394       --        5,394
Securities Lending Collateral...............................          --   12,684,774       --   12,684,774
                                                             ----------- ------------ -------- ------------
TOTAL....................................................... $43,647,944 $233,773,543       -- $277,421,487
                                                             =========== ============ ======== ============

                See accompanying Notes to Financial Statements.

                         WORLD EX U.S. VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              SHARES      VALUE+
                                                             --------- ------------
AFFILIATED INVESTMENT COMPANIES --  (100.0%)
Investment in The DFA International Value Series of The DFA
  Investment Trust Company..................................           $156,206,776
Investment in Dimensional Emerging Markets Value Fund.......             60,967,550
Investment in DFA International Small Cap Value Portfolio
  of DFA Investment Dimensions Group Inc.................... 1,199,106   23,070,797
                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $233,127,786).......................................           $240,245,123
                                                                       ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------
                                                               LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
                                                             ------------ -------- -------- ------------
Affiliated Investment Companies............................. $240,245,123       --       -- $240,245,123
                                                             ------------ -------- -------- ------------
TOTAL....................................................... $240,245,123       --       -- $240,245,123
                                                             ============ ======== ======== ============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                              PERCENTAGE
                                                                                                                OF NET
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE)  ASSETS++
                                                                      ------- ------------------------------- ----------
COMMON STOCKS -- (98.3%)
AUSTRALIA -- (4.9%)
    BlueScope Steel, Ltd.............................................  94,666           $   970,385              0.2%
    Boral, Ltd....................................................... 214,235               853,463              0.2%
    Incitec Pivot, Ltd............................................... 297,255               823,652              0.2%
    Other Securities.................................................                    20,060,335              4.3%
                                                                                        -----------              ---
TOTAL AUSTRALIA.                                                                         22,707,835              4.9%
                                                                                        -----------              ---
AUSTRIA -- (0.7%)
    Other Securities.................................................                     3,170,813              0.7%
                                                                                        -----------              ---
BELGIUM -- (1.1%)
    Ageas............................................................  32,566             1,629,442              0.4%
    Other Securities.................................................                     3,526,862              0.7%
                                                                                        -----------              ---
TOTAL BELGIUM........................................................                     5,156,304              1.1%
                                                                                        -----------              ---
BRAZIL -- (2.1%)
    Kroton Educacional SA............................................ 337,007             1,034,158              0.2%
    Other Securities.................................................                     8,495,359              1.9%
                                                                                        -----------              ---
TOTAL BRAZIL.........................................................                     9,529,517              2.1%
                                                                                        -----------              ---
CANADA -- (5.9%)
    AltaGas, Ltd.....................................................  66,629               837,639              0.2%
    Cameco Corp......................................................  78,221               837,796              0.2%
    Industrial Alliance Insurance & Financial Services, Inc..........  24,408               862,888              0.2%
    Tourmaline Oil Corp..............................................  59,293               864,769              0.2%
    Other Securities.................................................                    23,786,438              5.1%
                                                                                        -----------              ---
TOTAL CANADA.........................................................                    27,189,530              5.9%
                                                                                        -----------              ---
CHILE -- (0.3%)
    Other Securities.................................................                     1,343,369              0.3%
                                                                                        -----------              ---
CHINA -- (7.4%)
    China Conch Venture Holdings, Ltd................................ 307,500               865,177              0.2%
    Other Securities.................................................                    33,681,857              7.3%
                                                                                        -----------              ---
    TOTAL CHINA......................................................                    34,547,034              7.5%
                                                                                        -----------              ---
COLOMBIA -- (0.1%)
    Other Securities.................................................                       330,652              0.1%
                                                                                        -----------              ---
DENMARK -- (1.5%)
    ISS A.S..........................................................  32,473             1,066,451              0.2%
    Other Securities.................................................                     5,833,539              1.3%
                                                                                        -----------              ---
    TOTAL DENMARK....................................................                     6,899,990              1.5%
                                                                                        -----------              ---
FINLAND -- (1.2%)
    Other Securities.................................................                     5,638,166              1.2%
                                                                                        -----------              ---
FRANCE -- (3.9%)
    Arkema SA........................................................  10,891             1,142,614              0.3%
    Eiffage SA.......................................................  14,431             1,409,359              0.3%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
FRANCE -- (Continued)
    Rexel SA.........................................................  76,137           $   970,542                 0.2%
    SES SA...........................................................  76,066             1,632,557                 0.4%
    Other Securities.................................................                    12,898,754                 2.7%
                                                                                        -----------                ----
TOTAL FRANCE.                                                                            18,053,826                 3.9%
                                                                                        -----------                ----
GERMANY -- (4.5%)
    K+S AG...........................................................  44,982               837,654                 0.2%
    Lanxess AG.......................................................  19,336             1,196,854                 0.3%
    RWE AG...........................................................  51,929             1,010,238                 0.2%
    Other Securities.................................................                    18,047,217                 3.9%
                                                                                        -----------                ----
TOTAL GERMANY........................................................                    21,091,963                 4.6%
                                                                                        -----------                ----
HONG KONG -- (1.9%)
    Other Securities.................................................                     8,682,792                 1.9%
                                                                                        -----------                ----
INDIA -- (3.0%)
    Other Securities.................................................                    13,801,221                 3.0%
                                                                                        -----------                ----
INDONESIA -- (0.5%)
    Other Securities.................................................                     2,552,613                 0.5%
                                                                                        -----------                ----
IRELAND -- (0.8%)
    Bank of Ireland Group P.L.C...................................... 362,243             2,559,463                 0.6%
    Other Securities.................................................                     1,043,133                 0.2%
                                                                                        -----------                ----
TOTAL IRELAND........................................................                     3,602,596                 0.8%
                                                                                        -----------                ----
ISRAEL -- (0.6%)
    Other Securities.................................................                     2,621,261                 0.6%
                                                                                        -----------                ----
ITALY -- (2.1%)
    Mediobanca Banca di Credito Finanziario SpA...................... 137,017             1,199,964                 0.3%
    Other Securities.................................................                     8,623,080                 1.8%
                                                                                        -----------                ----
TOTAL ITALY..........................................................                     9,823,044                 2.1%
                                                                                        -----------                ----
JAPAN -- (17.8%)
    Other Securities.................................................                    82,761,141                18.0%
                                                                                        -----------                ----
    MALAYSIA -- (1.0%)
    Other Securities.................................................                     4,421,014                 1.0%
                                                                                        -----------                ----
MEXICO -- (0.8%)
    Other Securities.................................................                     3,768,131                 0.8%
                                                                                        -----------                ----
NETHERLANDS -- (1.7%)
    Aegon NV......................................................... 302,081             1,852,555                 0.4%
    ASR Nederland NV.................................................  23,143             1,050,628                 0.2%
    Other Securities.................................................                     5,071,310                 1.1%
                                                                                        -----------                ----
    TOTAL NETHERLANDS................................................                     7,974,493                 1.7%
                                                                                        -----------                ----
NEW ZEALAND -- (0.4%)
    Other Securities.................................................                     1,900,920                 0.4%
                                                                                        -----------                ----

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CONTINUED

                                                                                                                PERCENTAGE
                                                                                                                  OF NET
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE)  ASSETS++
                                                                      --------- ------------------------------- ----------
NORWAY -- (0.8%)
    Other Securities.................................................                     $ 3,560,237              0.8%
                                                                                          -----------              ---
PHILIPPINES -- (0.3%)
    Other Securities.................................................                       1,401,825              0.3%
                                                                                          -----------              ---
POLAND -- (0.5%)
    Other Securities.................................................                       2,243,132              0.5%
                                                                                          -----------              ---
PORTUGAL -- (0.3%)
    Other Securities.................................................                       1,404,321              0.3%
                                                                                          -----------              ---
RUSSIA -- (0.3%)
    Other Securities.................................................                       1,213,973              0.3%
                                                                                          -----------              ---
SINGAPORE -- (0.6%)
    Other Securities.................................................                       2,928,981              0.6%
                                                                                          -----------              ---
SOUTH AFRICA -- (1.7%)
    Other Securities.................................................                       8,088,595              1.8%
                                                                                          -----------              ---
SOUTH KOREA -- (5.3%)
    Other Securities.................................................                      24,565,710              5.3%
                                                                                          -----------              ---
SPAIN -- (1.6%)
    Banco de Sabadell SA............................................. 1,018,384             1,340,811              0.3%
    Mapfre SA........................................................   266,447               796,194              0.2%
    Other Securities.................................................                       5,485,648              1.2%
                                                                                          -----------              ---
TOTAL SPAIN..........................................................                       7,622,653              1.7%
                                                                                          -----------              ---
SWEDEN -- (1.9%)
    Other Securities.................................................                       8,798,672              1.9%
                                                                                          -----------              ---
SWITZERLAND -- (3.3%)
    Baloise Holding AG...............................................     8,350             1,193,491              0.3%
    Helvetia Holding AG..............................................     1,423               871,624              0.2%
    Swiss Life Holding AG............................................     4,696             1,771,400              0.4%
    Other Securities.................................................                      11,428,429              2.4%
                                                                                          -----------              ---
TOTAL SWITZERLAND....................................................                      15,264,944              3.3%
                                                                                          -----------              ---
TAIWAN -- (4.9%)
    Other Securities.................................................                      22,557,130              4.9%
                                                                                          -----------              ---
THAILAND -- (1.0%)
    Other Securities.................................................                       4,861,359              1.1%
                                                                                          -----------              ---
TURKEY -- (0.2%)
    Other Securities.................................................                         879,759              0.2%
                                                                                          -----------              ---
UNITED KINGDOM -- (11.4%)
    Barratt Developments P.L.C.......................................   202,794             1,330,120              0.3%
    Bellway P.L.C....................................................    25,648               940,707              0.2%
    Berkeley Group Holdings P.L.C. (The).............................    20,786               928,994              0.2%
    Direct Line Insurance Group P.L.C................................   240,466             1,010,505              0.2%
    GVC Holdings P.L.C...............................................   109,902             1,316,450              0.3%

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CONTINUED

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
UNITED KINGDOM -- (Continued)
    Investec P.L.C................................................... 136,113          $    841,528                  0.2%
    J Sainsbury P.L.C................................................ 302,330             1,201,178                  0.3%
    John Wood Group P.L.C............................................ 111,952             1,020,360                  0.2%
    Johnson Matthey P.L.C............................................  23,256               881,728                  0.2%
    Kingfisher P.L.C................................................. 410,817             1,333,990                  0.3%
    Marks & Spencer Group P.L.C...................................... 311,255             1,177,225                  0.3%
    Meggitt P.L.C.................................................... 160,012             1,082,578                  0.2%
    Micro Focus International P.L.C..................................  69,117             1,071,466                  0.2%
    NEX Group P.L.C..................................................  53,734               779,269                  0.2%
    Pearson P.L.C.................................................... 108,351             1,244,730                  0.3%
    Phoenix Group Holdings........................................... 118,804               913,144                  0.2%
    Royal Mail P.L.C................................................. 180,633               829,273                  0.2%
    RSA Insurance Group P.L.C........................................ 205,219             1,475,945                  0.3%
    Taylor Wimpey P.L.C.............................................. 389,086               801,139                  0.2%
*   Tullow Oil P.L.C................................................. 300,389               861,836                  0.2%
    Wm Morrison Supermarkets P.L.C................................... 433,323             1,372,849                  0.3%
    Other Securities.................................................                    30,503,682                  6.5%
                                                                                       ------------                -----
TOTAL UNITED KINGDOM.................................................                    52,918,696                 11.5%
                                                                                       ------------                -----
TOTAL COMMON STOCKS..................................................                   455,878,212                 99.1%
                                                                                       ------------                -----
PREFERRED STOCKS -- (0.7%)
BRAZIL -- (0.5%)
    Other Securities.................................................                     2,265,410                  0.5%
                                                                                       ------------                -----
COLOMBIA -- (0.0%)
    Other Security...................................................                        64,649                  0.0%
                                                                                       ------------                -----
GERMANY -- (0.2%)
    Other Securities.................................................                       806,902                  0.2%
                                                                                       ------------                -----
TOTAL PREFERRED STOCKS...............................................                     3,136,961                  0.7%
                                                                                       ------------                -----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                        14,655                  0.0%
                                                                                       ------------                -----
TOTAL INVESTMENT SECURITIES..........................................                   459,029,828
                                                                                       ------------                -----

                                                                                              VALUE+
                                                                                       ------------
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S) DFA Short Term Investment Fund.................................. 402,673             4,658,921                  1.0%
                                                                                       ------------                -----
TOTAL INVESTMENTS--(100.0%)
    (Cost $482,678,707)..............................................                  $463,688,749                100.8%

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------
                                                             LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                                             -------  ----------- ------- -----------
Common Stocks
   Australia................................................   --     $22,707,835   --    $22,707,835
   Austria..................................................   --       3,170,813   --      3,170,813

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CONTINUED

                                                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                                         ---------------------------------------------
                                                                           LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                                         ----------- ------------ ------- ------------
       Belgium..........................................................          -- $  5,156,304   --    $  5,156,304
       Brazil........................................................... $ 9,529,517           --   --       9,529,517
       Canada...........................................................  27,189,530           --   --      27,189,530
       Chile............................................................      11,664    1,331,705   --       1,343,369
       China............................................................   1,731,941   32,815,093   --      34,547,034
       Colombia.........................................................     330,652           --   --         330,652
       Denmark..........................................................          --    6,899,990   --       6,899,990
       Finland..........................................................          --    5,638,166   --       5,638,166
       France...........................................................          --   18,053,826   --      18,053,826
       Germany..........................................................          --   21,091,963   --      21,091,963
       Hong Kong........................................................          --    8,682,792   --       8,682,792
       India............................................................          --   13,801,221   --      13,801,221
       Indonesia........................................................          --    2,552,613   --       2,552,613
       Ireland..........................................................          --    3,602,596   --       3,602,596
       Israel...........................................................          --    2,621,261   --       2,621,261
       Italy............................................................          --    9,823,044   --       9,823,044
       Japan............................................................     338,215   82,422,926   --      82,761,141
       Malaysia.........................................................          --    4,421,014   --       4,421,014
       Mexico...........................................................   3,768,131           --   --       3,768,131
       Netherlands......................................................          --    7,974,493   --       7,974,493
       New Zealand......................................................      86,251    1,814,669   --       1,900,920
       Norway...........................................................          --    3,560,237   --       3,560,237
       Philippines......................................................          --    1,401,825   --       1,401,825
       Poland...........................................................          --    2,243,132   --       2,243,132
       Portugal.........................................................          --    1,404,321   --       1,404,321
       Russia...........................................................   1,009,532      204,441   --       1,213,973
       Singapore........................................................       1,076    2,927,905   --       2,928,981
       South Africa.....................................................     837,394    7,251,201   --       8,088,595
       South Korea......................................................      72,765   24,492,945   --      24,565,710
       Spain............................................................          --    7,622,653   --       7,622,653
       Sweden...........................................................      28,062    8,770,610   --       8,798,672
       Switzerland......................................................          --   15,264,944   --      15,264,944
       Taiwan...........................................................          --   22,557,130   --      22,557,130
       Thailand.........................................................   4,858,306        3,053   --       4,861,359
       Turkey...........................................................          --      879,759   --         879,759
       United Kingdom...................................................          --   52,918,696   --      52,918,696
Preferred Stocks
       Brazil...........................................................   2,265,410           --   --       2,265,410
       Colombia.........................................................      64,649           --   --          64,649
       Germany..........................................................          --      806,902   --         806,902
Rights/Warrants
       Indonesia........................................................          --        6,691   --           6,691
       Japan............................................................          --        4,009   --           4,009
       Malaysia.........................................................          --          674   --             674
       South Korea......................................................          --        2,444   --           2,444
       Taiwan...........................................................          --          837   --             837
Securities Lending Collateral...........................................          --    4,658,921   --       4,658,921
                                                                         ----------- ------------   --    ------------
TOTAL................................................................... $52,123,095 $411,565,654   --    $463,688,749
                                                                         =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

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                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (95.1%)
AUSTRALIA -- (4.3%)
    BHP Billiton, Ltd................................................   487,213          $ 11,241,781                 0.4%
    Commonwealth Bank of Australia...................................   139,804             6,874,280                 0.2%
#   Westpac Banking Corp.............................................   282,103             5,358,752                 0.2%
    Other Securities.................................................                     114,630,066                 3.6%
                                                                                         ------------                 ---
TOTAL AUSTRALIA......................................................                     138,104,879                 4.4%
                                                                                         ------------                 ---
AUSTRIA -- (0.5%)
    Other Securities.................................................                      15,749,846                 0.5%
                                                                                         ------------                 ---
BELGIUM -- (0.8%)
    Other Securities.................................................                      26,623,842                 0.9%
                                                                                         ------------                 ---
BRAZIL -- (1.5%)
    Vale SA..........................................................   470,432             7,168,667                 0.3%
    Other Securities.................................................                      41,385,755                 1.3%
                                                                                         ------------                 ---
TOTAL BRAZIL.........................................................                      48,554,422                 1.6%
                                                                                         ------------                 ---
CANADA -- (6.4%)
    Bank of Montreal.................................................    92,353             6,902,463                 0.2%
    Barrick Gold Corp................................................   525,905             6,587,545                 0.2%
#   Royal Bank of Canada.............................................    72,182             5,257,737                 0.2%
#   Suncor Energy, Inc...............................................   156,300             5,206,353                 0.2%
    Other Securities.................................................                     183,079,005                 5.8%
                                                                                         ------------                 ---
TOTAL CANADA.........................................................                     207,033,103                 6.6%
                                                                                         ------------                 ---
CHILE -- (0.3%)
    Other Securities.................................................                       9,064,794                 0.3%
                                                                                         ------------                 ---
CHINA -- (7.1%)
    China Construction Bank Corp., Class H........................... 8,643,000             6,858,625                 0.2%
    China Mobile, Ltd................................................   635,500             5,953,287                 0.2%
    Ping An Insurance Group Co. of China, Ltd., Class H..............   712,000             6,731,268                 0.2%
    Tencent Holdings, Ltd............................................   225,200             7,715,185                 0.3%
    Other Securities.................................................                     201,768,347                 6.4%
                                                                                         ------------                 ---
TOTAL CHINA..........................................................                     229,026,712                 7.3%
                                                                                         ------------                 ---
COLOMBIA -- (0.1%)
    Other Securities.................................................                       3,055,579                 0.1%
                                                                                         ------------                 ---
CZECH REPUBLIC -- (0.0%)
    Other Securities.................................................                       1,471,447                 0.0%
                                                                                         ------------                 ---
DENMARK -- (1.2%)
    Other Securities.................................................                      38,552,753                 1.2%
                                                                                         ------------                 ---
EGYPT -- (0.0%)
    Other Security...................................................                         117,009                 0.0%
                                                                                         ------------                 ---
FINLAND -- (1.3%)
    Other Securities.................................................                      42,749,732                 1.4%
                                                                                         ------------                 ---

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CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
FRANCE -- (5.6%)
    Orange SA........................................................   390,196          $  6,090,316                 0.2%
    Peugeot SA.......................................................   282,821             6,722,876                 0.2%
    Sanofi...........................................................    72,266             6,457,731                 0.2%
#   Total SA.........................................................   193,992            11,382,563                 0.4%
    Other Securities.................................................                     151,881,057                 4.8%
                                                                                         ------------                 ---
TOTAL FRANCE.........................................................                     182,534,543                 5.8%
                                                                                         ------------                 ---
GERMANY -- (5.1%)
    Allianz SE.......................................................    36,197             7,540,553                 0.3%
    BASF SE..........................................................   138,625            10,637,876                 0.4%
    Bayerische Motoren Werke AG......................................    76,817             6,614,773                 0.2%
    Daimler AG.......................................................   174,048            10,310,012                 0.3%
    Deutsche Telekom AG..............................................   609,489             9,996,641                 0.3%
    Siemens AG.......................................................    52,819             6,071,376                 0.2%
    Other Securities.................................................                     113,390,675                 3.6%
                                                                                         ------------                 ---
TOTAL GERMANY........................................................                     164,561,906                 5.3%
                                                                                         ------------                 ---
GREECE -- (0.0%)
    Other Securities.................................................                         476,691                 0.0%
                                                                                         ------------                 ---
HONG KONG -- (1.9%)
    AIA Group, Ltd................................................... 1,173,600             8,927,626                 0.3%
    Other Securities.................................................                      52,167,420                 1.7%
                                                                                         ------------                 ---
TOTAL HONG KONG......................................................                      61,095,046                 2.0%
                                                                                         ------------                 ---
HUNGARY -- (0.1%)
    Other Securities.................................................                       2,653,430                 0.1%
                                                                                         ------------                 ---
INDIA -- (2.6%)
    Other Securities.................................................                      83,517,900                 2.7%
                                                                                         ------------                 ---
INDONESIA -- (0.5%)
    Other Securities.................................................                      16,774,891                 0.5%
                                                                                         ------------                 ---
IRELAND -- (0.5%)
    Other Securities.................................................                      15,883,240                 0.5%
                                                                                         ------------                 ---
    ISRAEL -- (0.5%)
    Other Securities.................................................                      17,094,566                 0.5%
                                                                                         ------------                 ---
ITALY -- (2.1%)
    Eni SpA..........................................................   351,830             6,248,413                 0.2%
*   Fiat Chrysler Automobiles NV.....................................   359,805             5,475,671                 0.2%
    Other Securities.................................................                      56,117,728                 1.8%
                                                                                         ------------                 ---
TOTAL ITALY..........................................................                      67,841,812                 2.2%
                                                                                         ------------                 ---
JAPAN -- (17.4%)
    Honda Motor Co., Ltd.............................................   259,300             7,401,856                 0.3%
    JXTG Holdings, Inc...............................................   780,800             5,275,852                 0.2%
    Mitsubishi UFJ Financial Group, Inc..............................   946,300             5,727,470                 0.2%
#   Toyota Motor Corp................................................   280,688            16,442,964                 0.6%

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CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
JAPAN -- (Continued)
    Other Securities.................................................                    $529,439,160                16.7%
                                                                                         ------------                ----
TOTAL JAPAN..........................................................                     564,287,302                18.0%
                                                                                         ------------                ----
MALAYSIA -- (0.6%)
    Other Securities.................................................                      19,541,106                 0.6%
                                                                                         ------------                ----
MEXICO -- (0.7%)
    Other Securities.................................................                      23,429,693                 0.7%
                                                                                         ------------                ----
NETHERLANDS -- (1.8%)
    Other Securities.................................................                      58,956,103                 1.9%
                                                                                         ------------                ----
NEW ZEALAND -- (0.3%)
    Other Securities.................................................                      10,391,579                 0.3%
                                                                                         ------------                ----
NORWAY -- (0.7%)
    Other Securities.................................................                      24,092,072                 0.8%
                                                                                         ------------                ----
PERU -- (0.0%)
    Other Securities.................................................                         490,794                 0.0%
                                                                                         ------------                ----
PHILIPPINES -- (0.3%)
    Other Securities.................................................                       8,526,319                 0.3%
                                                                                         ------------                ----
POLAND -- (0.3%)
    Other Securities.................................................                      10,601,428                 0.3%
                                                                                         ------------                ----
PORTUGAL -- (0.2%)
    Other Securities.................................................                       5,721,400                 0.2%
                                                                                         ------------                ----
RUSSIA -- (0.3%)
    Other Securities.................................................                       8,127,754                 0.3%
                                                                                         ------------                ----
SINGAPORE -- (0.8%)
    Other Securities.................................................                      25,078,569                 0.8%
                                                                                         ------------                ----
SOUTH AFRICA -- (1.9%)
    Other Securities.................................................                      60,494,716                 1.9%
                                                                                         ------------                ----
SOUTH KOREA -- (3.8%)
    Samsung Electronics Co., Ltd.....................................   444,150            16,627,106                 0.6%
    SK Hynix, Inc....................................................    96,784             5,828,850                 0.2%
    Other Securities.................................................                      98,862,911                 3.1%
                                                                                         ------------                ----
TOTAL SOUTH KOREA....................................................                     121,318,867                 3.9%
                                                                                         ------------                ----
SPAIN -- (1.7%)
    Banco Santander SA............................................... 1,253,758             5,965,322                 0.2%
    Other Securities.................................................                      47,853,326                 1.5%
                                                                                         ------------                ----
TOTAL SPAIN..........................................................                      53,818,648                 1.7%
                                                                                         ------------                ----
SWEDEN -- (1.9%)
    Other Securities.................................................                      62,966,208                 2.0%
                                                                                         ------------                ----

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CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
SWITZERLAND -- (4.1%)
    ABB, Ltd.........................................................   294,037         $    5,916,477                0.2%
    Nestle SA........................................................   200,030             16,887,149                0.6%
    Novartis AG......................................................   132,989             11,646,152                0.4%
    Roche Holding AG.................................................    26,412              6,427,688                0.2%
#   Swisscom AG......................................................    12,175              5,574,709                0.2%
    Other Securities.................................................                       86,847,092                2.7%
                                                                                        --------------               ----
TOTAL SWITZERLAND....................................................                      133,299,267                4.3%
                                                                                        --------------               ----
TAIWAN -- (3.6%)
    Other Securities.................................................                      117,103,970                3.7%
                                                                                        --------------               ----
THAILAND -- (0.8%)
    Other Securities.................................................                       24,271,764                0.8%
                                                                                        --------------               ----
TURKEY -- (0.2%)
    Other Securities.................................................                        6,702,532                0.2%
                                                                                        --------------               ----
UNITED KINGDOM -- (11.2%)
#   Anglo American P.L.C.............................................   412,690              8,808,198                0.3%
    BP P.L.C., Sponsored ADR.........................................   472,008             20,470,987                0.7%
    Glencore P.L.C................................................... 1,708,314              6,952,256                0.2%
#   HSBC Holdings P.L.C., Sponsored ADR..............................   306,911             12,610,973                0.4%
    Legal & General Group P.L.C...................................... 1,662,435              5,334,550                0.2%
#   Rio Tinto P.L.C., Sponsored ADR..................................   172,914              8,522,931                0.3%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................   161,107             10,180,351                0.3%
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................   107,051              7,034,321                0.2%
    Tesco P.L.C...................................................... 1,976,348              5,382,431                0.2%
    Vodafone Group P.L.C............................................. 3,422,553              6,436,241                0.2%
    Other Securities.................................................                      270,235,467                8.6%
                                                                                        --------------               ----
TOTAL UNITED KINGDOM.................................................                      361,968,706               11.6%
                                                                                        --------------               ----
UNITED STATES -- (0.1%)
    Other Securities.................................................                        1,970,493                0.1%
                                                                                        --------------               ----
TOTAL COMMON STOCKS..................................................                    3,075,697,433               98.3%
                                                                                        --------------               ----
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.4%)
    Other Securities.................................................                       14,051,009                0.4%
                                                                                        --------------               ----
CHILE -- (0.0%)
    Other Securities.................................................                          187,759                0.0%
                                                                                        --------------               ----
COLOMBIA -- (0.0%)
    Other Securities.................................................                          523,901                0.0%
                                                                                        --------------               ----
GERMANY -- (0.5%)
    Volkswagen AG....................................................    43,057              7,233,702                0.2%
    Other Securities.................................................                        7,494,767                0.3%
                                                                                        --------------               ----
TOTAL GERMANY........................................................                       14,728,469                0.5%
                                                                                        --------------               ----

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CONTINUED


                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
UNITED KINGDOM -- (0.0%)
    Other Securities.................................................                    $       16,210                 0.0%
                                                                                         --------------               -----
TOTAL PREFERRED STOCKS...............................................                        29,507,348                 0.9%
                                                                                         --------------               -----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                           113,230                 0.0%
                                                                                         --------------               -----
TOTAL INVESTMENT SECURITIES..........................................                     3,105,318,011
                                                                                         --------------
                                                                                             VALUE+
                                                                                 -------------------------------
SECURITIES LENDING COLLATERAL -- (4.0%)
@(S) DFA Short Term Investment Fund.................................. 11,262,955            130,312,391                 4.2%
                                                                                         --------------               -----
TOTAL INVESTMENTS--(100.0%)
    (Cost $3,273,175,643)............................................                    $3,235,630,402               103.4%
                                                                                         ==============               =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                                      ----------------------------------------------
                                                                        LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                                                      ------------ ------------ ------- ------------
Common Stocks
    Australia........................................................ $  1,593,024 $136,511,855   --    $138,104,879
    Austria..........................................................           --   15,749,846   --      15,749,846
    Belgium..........................................................      102,972   26,520,870   --      26,623,842
    Brazil...........................................................   48,554,422           --   --      48,554,422
    Canada...........................................................  207,033,103           --   --     207,033,103
    Chile............................................................    1,378,785    7,686,009   --       9,064,794
    China............................................................   23,699,069  205,327,643   --     229,026,712
    Colombia.........................................................    3,055,579           --   --       3,055,579
    Czech Republic...................................................           --    1,471,447   --       1,471,447
    Denmark..........................................................      230,754   38,321,999   --      38,552,753
    Egypt............................................................           --      117,009   --         117,009
    Finland..........................................................      115,913   42,633,819   --      42,749,732
    France...........................................................    1,314,543  181,220,000   --     182,534,543
    Germany..........................................................    1,586,168  162,975,738   --     164,561,906
    Greece...........................................................           --      476,691   --         476,691
    Hong Kong........................................................      109,097   60,985,949   --      61,095,046
    Hungary..........................................................           --    2,653,430   --       2,653,430
    India............................................................      949,709   82,568,191   --      83,517,900
    Indonesia........................................................      151,200   16,623,691   --      16,774,891
    Ireland..........................................................    4,541,301   11,341,939   --      15,883,240
    Israel...........................................................    1,116,446   15,978,120   --      17,094,566
    Italy............................................................       78,567   67,763,245   --      67,841,812
    Japan............................................................    3,627,280  560,660,022   --     564,287,302
    Malaysia.........................................................           --   19,541,106   --      19,541,106
    Mexico...........................................................   23,429,057          636   --      23,429,693
    Netherlands......................................................    6,903,552   52,052,551   --      58,956,103
    New Zealand......................................................      125,564   10,266,015   --      10,391,579
    Norway...........................................................      190,283   23,901,789   --      24,092,072
    Peru.............................................................      490,689          105   --         490,794
    Philippines......................................................      101,299    8,425,020   --       8,526,319
    Poland...........................................................           --   10,601,428   --      10,601,428

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                       --------------------------------------------------
                                                         LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                                       ------------ -------------- ------- --------------
    Portugal..........................................           -- $    5,721,400   --    $    5,721,400
    Russia............................................ $  3,205,853      4,921,901   --         8,127,754
    Singapore.........................................        1,056     25,077,513   --        25,078,569
    South Africa......................................    3,926,044     56,568,672   --        60,494,716
    South Korea.......................................    1,002,588    120,316,279   --       121,318,867
    Spain.............................................      364,633     53,454,015   --        53,818,648
    Sweden............................................       89,897     62,876,311   --        62,966,208
    Switzerland.......................................    3,412,086    129,887,181   --       133,299,267
    Taiwan............................................    5,320,414    111,783,556   --       117,103,970
    Thailand..........................................   24,269,400          2,364   --        24,271,764
    Turkey............................................       12,384      6,690,148   --         6,702,532
    United Kingdom....................................   85,480,420    276,488,286   --       361,968,706
    United States.....................................    1,970,493             --   --         1,970,493
Preferred Stocks
    Brazil............................................   14,051,009             --   --        14,051,009
    Chile.............................................           --        187,759   --           187,759
    Colombia..........................................      523,901             --   --           523,901
    Germany...........................................           --     14,728,469   --        14,728,469
    United Kingdom....................................           --         16,210   --            16,210
Rights/Warrants
    Canada............................................           --            463   --               463
    Chile.............................................           --          1,762   --             1,762
    Indonesia.........................................           --         16,358   --            16,358
    Japan.............................................           --          3,180   --             3,180
    Malaysia..........................................           --          1,202   --             1,202
    South Korea.......................................           --          4,922   --             4,922
    Spain.............................................           --         74,909   --            74,909
    Sweden............................................           --          4,357   --             4,357
    Taiwan............................................           --          4,033   --             4,033
    Thailand..........................................           --          2,044   --             2,044
Securities Lending Collateral.........................           --    130,312,391   --       130,312,391
                                                       ------------ --------------   --    --------------
TOTAL................................................. $474,108,554 $2,761,521,848   --    $3,235,630,402
                                                       ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                          WORLD CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                        SHARES      VALUE+
                                                                      ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Core Equity 1 Portfolio of
    DFA Investment Dimensions Group Inc.............................. 17,748,751 $404,139,045
Investment in International Core Equity Portfolio of
    DFA Investment Dimensions Group Inc.............................. 20,176,005  255,226,466
Investment in Emerging Markets Core Equity Portfolio of
    DFA Investment Dimensions Group Inc..............................  4,315,134   81,771,789
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
    (Cost $688,205,650)..............................................            $741,137,300
                                                                                 ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 2.090%
    (Cost $521,378)..................................................    521,378      521,378
                                                                                 ------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $688,727,028)..............................................            $741,658,678
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------
                                                          LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                        ------------ ------- ------- ------------
Affiliated Investment Companies........................ $741,137,300   --      --    $741,137,300
Temporary Cash Investments.............................      521,378   --      --         521,378
                                                        ------------   --      --    ------------
TOTAL.................................................. $741,658,678   --      --    $741,658,678
                                                        ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                  SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                        SHARES      VALUE+
                                                                      ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
    DFA Investment Dimensions Group Inc..............................  8,552,937 $181,749,903
Investment in International Core Equity Portfolio of
    DFA Investment Dimensions Group Inc.............................. 10,315,893  130,496,053
Investment in Emerging Markets Core Equity Portfolio of
    DFA Investment Dimensions Group Inc..............................  3,504,004   66,400,879
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
    (Cost $327,990,612)..............................................            $378,646,835
                                                                                 ============

As of October 31, 2018, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                              UNREALIZED
                                                                                               FOREIGN
                                                                                               EXCHANGE
                                                                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD    COUNTERPARTY                                DATE    (DEPRECIATION)
-------------------  ------------------ ---------------------------------------  ---------- --------------
USD       2,209,344  DKK     14,158,518 State Street Bank and Trust               11/05/18    $   59,329
USD       1,283,781  SGD      1,763,011 JP Morgan                                 11/07/18        10,862
USD       1,306,432  NOK     10,723,699 Citibank, N.A.                            11/16/18        33,587
USD       3,248,546  SEK     29,161,574 Citibank, N.A.                            11/16/18        58,383
USD       6,606,278  CHF      6,509,277 Citibank, N.A.                            11/16/18       135,320
USD       7,436,083  CAD      9,692,980 Citibank, N.A.                            11/16/18        71,291
USD      18,735,929  GBP     14,138,963 State Street Bank and Trust               11/16/18       652,790
USD      30,195,451  JPY  3,382,623,949 Citibank, N.A.                            11/16/18       187,642
USD         836,028  ILS      3,053,000 Citibank, N.A.                            11/21/18        14,031
USD      32,130,371  EUR     27,971,243 State Street Bank and Trust               11/28/18       385,186
USD         509,012  NZD        778,059 Citibank, N.A.                            01/25/19           801
USD       7,171,812  AUD     10,112,538 Citibank, N.A.                            01/25/19         3,297
                                                                                              ----------
TOTAL APPRECIATION                                                                            $1,612,519
DKK         777,782  USD        119,761 Citibank, N.A.                            11/05/18    $   (1,653)
JPY     197,669,712  USD      1,759,811 Citibank, N.A.                            11/16/18        (6,250)
NOK         649,661  USD         78,047 Citibank, N.A.                            11/16/18          (936)
SEK       1,962,889  USD        215,790 Bank of America Corp.                     11/16/18        (1,058)
SGD          93,139  USD         67,504 Citibank, N.A.                            11/07/18          (257)
USD      11,457,423  HKD     89,671,456 Barclays Capital                          01/25/19          (407)
                                                                                              ----------
TOTAL (DEPRECIATION)                                                                          $  (10,561)
                                                                                              ----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                $1,601,958
                                                                                              ==========

As of October 31, 2018, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-------------------------------------------------  --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................    178     12/21/18  $25,751,296 $24,128,790  $(1,622,506)
                                                                        ----------- -----------  -----------
TOTAL FUTURES CONTRACTS...........................                      $25,751,296 $24,128,790  $(1,622,506)
                                                                        =========== ===========  ===========

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------
                                                                LEVEL 1     LEVEL 2   LEVEL 3     TOTAL
                                                             ------------  ---------- ------- ------------
Affiliated Investment Companies............................. $378,646,835          --   --    $378,646,835
Forward Currency Contracts**................................           --  $1,601,958   --       1,601,958
Futures Contracts**.........................................   (1,622,506)         --   --      (1,622,506)
                                                             ------------  ----------   --    ------------
TOTAL....................................................... $377,024,329  $1,601,958   --    $378,626,287
                                                             ============  ==========   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                          EMERGING MARKETS PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                 VALUE+
                                                             --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Emerging Markets Series of The DFA
  Investment Trust Company.................................. $5,406,696,334
                                                             --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $5,406,696,334
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     EMERGING MARKETS SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                 VALUE+
                                                             --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Emerging Markets Small Cap Series of The
  DFA Investment Trust Company.............................. $6,302,852,246
                                                             --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $6,302,852,246
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       EMERGING MARKETS VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                            VALUE+
                                                        ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in Dimensional Emerging Markets Value Fund.. $16,473,722,142
                                                        ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES... $16,473,722,142
                                                        ===============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
COMMON STOCKS -- (95.3%)
BRAZIL -- (7.5%)
    Ambev SA, ADR....................................................  15,156,098         $   65,625,904                0.3%
#   Banco Bradesco SA, ADR...........................................  10,092,312             92,546,500                0.4%
    Itau Unibanco Holding SA, ADR....................................   5,343,105             70,368,693                0.3%
    Lojas Renner SA..................................................   5,227,997             52,820,821                0.2%
    Petroleo Brasileiro SA...........................................   8,136,786             66,292,450                0.3%
    Petroleo Brasileiro SA, Sponsored ADR............................   4,065,689             60,253,511                0.2%
    Vale SA..........................................................  17,883,874            272,523,044                1.1%
    Other Securities.................................................                      1,254,860,631                4.8%
                                                                                          --------------               ----
TOTAL BRAZIL.........................................................                      1,935,291,554                7.6%
                                                                                          --------------               ----
CHILE -- (1.3%)
    Other Securities.................................................                        332,114,994                1.3%
                                                                                          --------------               ----
CHINA -- (16.6%)
#*  Alibaba Group Holding, Ltd., Sponsored ADR.......................   1,510,117            214,859,447                0.9%
*   Baidu, Inc., Sponsored ADR.......................................     342,705             65,134,512                0.3%
    China Construction Bank Corp., Class H........................... 226,157,302            179,466,394                0.7%
    China Mobile, Ltd................................................  10,600,500             99,304,192                0.4%
#   China Mobile, Ltd., Sponsored ADR................................   1,997,961             93,005,085                0.4%
    China Overseas Land & Investment, Ltd............................  18,498,033             58,154,820                0.2%
    China Petroleum & Chemical Corp., Class H........................  70,800,400             57,672,295                0.2%
    CNOOC, Ltd.......................................................  36,457,000             62,085,500                0.3%
    Industrial & Commercial Bank of China, Ltd., Class H............. 156,720,725            106,330,714                0.4%
    NetEase, Inc., ADR...............................................     269,776             56,072,942                0.2%
    Ping An Insurance Group Co. of China, Ltd., Class H..............  17,734,000            167,657,733                0.7%
    Tencent Holdings, Ltd............................................  10,586,900            362,699,361                1.4%
    Other Securities.................................................                      2,776,056,040               10.8%
                                                                                          --------------               ----
TOTAL CHINA..........................................................                      4,298,499,035               16.9%
                                                                                          --------------               ----
COLOMBIA -- (0.4%)
    Other Securities.................................................                         98,350,479                0.4%
                                                                                          --------------               ----
CZECH REPUBLIC -- (0.2%)
    Other Securities.................................................                         44,218,190                0.2%
                                                                                          --------------               ----
EGYPT -- (0.1%)
    Other Securities.................................................                         14,613,705                0.1%
                                                                                          --------------               ----
GREECE -- (0.2%)
    Other Securities.................................................                         55,004,941                0.2%
                                                                                          --------------               ----
HONG KONG -- (0.0%)
    Other Securities.................................................                            600,963                0.0%
                                                                                          --------------               ----
HUNGARY -- (0.4%)
    Other Securities.................................................                        105,198,058                0.4%
                                                                                          --------------               ----
INDIA -- (12.1%)
    HDFC Bank, Ltd...................................................   2,994,559             77,521,410                0.3%
    Housing Development Finance Corp., Ltd...........................   3,549,153             84,809,881                0.4%
    Infosys, Ltd.....................................................  12,734,298            117,601,185                0.5%
#   Infosys, Ltd., Sponsored ADR.....................................   7,416,008             70,229,596                0.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED



                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
INDIA -- (Continued)
    Reliance Industries, Ltd.........................................   8,219,720         $  117,665,417                0.5%
    Tata Consultancy Services, Ltd...................................   3,896,968            101,973,604                0.4%
    Other Securities.................................................                      2,576,162,802               10.0%
                                                                                          --------------               ----
TOTAL INDIA..........................................................                      3,145,963,895               12.4%
                                                                                          --------------               ----
INDONESIA -- (2.6%)
    Bank Rakyat Indonesia Persero Tbk PT............................. 281,291,900             58,381,561                0.3%
    Other Securities.................................................                        610,894,158                2.3%
                                                                                          --------------               ----
TOTAL INDONESIA......................................................                        669,275,719                2.6%
                                                                                          --------------               ----
MALAYSIA -- (3.2%)
    Public Bank Bhd..................................................  11,077,811             65,164,389                0.3%
    Other Securities.................................................                        767,925,978                3.0%
                                                                                          --------------               ----
TOTAL MALAYSIA.......................................................                        833,090,367                3.3%
                                                                                          --------------               ----
MEXICO -- (3.2%)
    America Movil S.A.B. de C.V., Sponsored ADR,
    Class L..........................................................   4,015,002             57,775,878                0.2%
    Grupo Mexico S.A.B. de C.V.......................................  24,442,328             56,373,208                0.2%
    Other Securities.................................................                        706,705,284                2.8%
                                                                                          --------------               ----
TOTAL MEXICO.........................................................                        820,854,370                3.2%
                                                                                          --------------               ----
    PERU -- (0.1%)
    Other Securities.................................................                         39,581,616                0.2%
                                                                                          --------------               ----
PHILIPPINES -- (1.2%)
    Other Securities.................................................                        308,392,875                1.2%
                                                                                          --------------               ----
POLAND -- (1.4%)
    Other Securities.................................................                        377,080,393                1.5%
                                                                                          --------------               ----
RUSSIA -- (1.5%)
    Other Securities.................................................                        384,232,346                1.5%
                                                                                          --------------               ----
SINGAPORE -- (0.0%)
    Other Security...................................................                            270,935                0.0%
                                                                                          --------------               ----
SOUTH AFRICA -- (6.8%)
    Absa Group, Ltd..................................................   5,792,588             58,529,965                0.2%
    FirstRand, Ltd...................................................  23,983,632            104,752,384                0.4%
    MTN Group, Ltd...................................................  14,695,252             85,334,290                0.3%
    Naspers, Ltd., Class N...........................................     673,739            118,174,387                0.5%
    Sanlam, Ltd......................................................  12,023,228             60,540,785                0.3%
    Sasol, Ltd.......................................................   2,004,055             65,492,415                0.3%
    Standard Bank Group, Ltd.........................................   8,843,736             97,981,657                0.4%
    Other Securities.................................................                      1,180,028,721                4.6%
                                                                                          --------------               ----
TOTAL SOUTH AFRICA...................................................                      1,770,834,604                7.0%
                                                                                          --------------               ----
SOUTH KOREA -- (16.0%)
    LG Chem, Ltd.....................................................     230,246             70,357,555                0.3%
    Samsung Electronics Co., Ltd.....................................  25,385,277            950,317,896                3.8%
    SK Holdings Co., Ltd.............................................     257,689             59,334,459                0.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED



                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
SOUTH KOREA -- (Continued)
#     SK Hynix, Inc...........................  3,141,984         $   189,227,083                0.8%
      Other Securities........................                      2,882,741,443               11.2%
                                                                  ---------------              -----
TOTAL SOUTH KOREA.............................                      4,151,978,436               16.4%
                                                                  ---------------              -----
TAIWAN -- (15.7%)
      Hon Hai Precision Industry Co., Ltd..... 44,249,403             112,638,996                0.5%
      Taiwan Semiconductor Manufacturing Co.,
        Ltd................................... 41,147,652             308,911,148                1.2%
      Taiwan Semiconductor Manufacturing Co.,
        Ltd.,
      Sponsored ADR........................... 10,778,196             410,649,268                1.6%
      Uni-President Enterprises Corp.......... 26,452,734              64,117,522                0.3%
      Other Securities........................                      3,165,386,686               12.4%
                                                                  ---------------              -----
TOTAL TAIWAN..................................                      4,061,703,620               16.0%
                                                                  ---------------              -----
THAILAND -- (3.7%)
      PTT PCL................................. 72,022,800             110,804,308                0.5%
      Other Securities........................                        847,481,055                3.3%
                                                                  ---------------              -----
TOTAL THAILAND................................                        958,285,363                3.8%
                                                                  ---------------              -----
TURKEY -- (1.1%)
      Other Securities........................                        276,235,759                1.1%
                                                                  ---------------              -----
TOTAL COMMON STOCKS...........................                     24,681,672,217               97.3%
                                                                  ---------------              -----
PREFERRED STOCKS -- (1.9%)
BRAZIL -- (1.8%)
      Banco Bradesco SA.......................  6,072,964              55,972,770                0.2%
      Itau Unibanco Holding SA................ 11,379,145             150,590,593                0.6%
      Petroleo Brasileiro SA..................  9,824,562              72,915,330                0.3%
      Other Securities........................                        187,336,738                0.7%
                                                                  ---------------              -----
TOTAL BRAZIL..................................                        466,815,431                1.8%
                                                                  ---------------              -----
CHILE -- (0.0%)
      Other Securities........................                          9,028,101                0.0%
                                                                  ---------------              -----
COLOMBIA -- (0.1%)
      Other Securities........................                         16,712,534                0.1%
                                                                  ---------------              -----
SOUTH KOREA -- (0.0%)
      Other Security..........................                            155,594                0.0%
                                                                  ---------------              -----
TOTAL PREFERRED STOCKS........................                        492,711,660                1.9%
                                                                  ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                            877,292                0.0%
                                                                  ---------------              -----
TOTAL INVESTMENT SECURITIES...................                     25,175,261,169
                                                                  ---------------

                                                                      VALUE+
                                                                      ------
SECURITIES LENDING COLLATERAL -- (2.8%)
@(S)  DFA Short Term Investment Fund.......... 63,414,247             733,702,839                2.9%
                                                                  ---------------              -----
TOTAL INVESTMENTS--(100.0%)
      (Cost $25,192,318,527)..................                    $25,908,964,008              102.1%
                                                                  ===============              =====

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

As of October 31, 2018, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)/ /.................    650     12/21/18  $ 33,568,522 $ 31,092,750  $(2,475,772)
S&P 500(R)/ /Emini Index..........................    710     12/21/18   102,043,966   96,244,050   (5,799,916)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $135,612,488 $127,336,800  $(8,275,688)
                                                                        ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security
Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------------
                                                                LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                                             -------------- -------------- ------- ---------------
Common Stocks
   Brazil................................................... $1,935,291,554             --   --    $ 1,935,291,554
   Chile....................................................    102,298,660 $  229,816,334   --        332,114,994
   China....................................................    761,784,656  3,536,714,379   --      4,298,499,035
   Colombia.................................................     98,350,479             --   --         98,350,479
   Czech Republic...........................................             --     44,218,190   --         44,218,190
   Egypt....................................................      1,267,910     13,345,795   --         14,613,705
   Greece...................................................             --     55,004,941   --         55,004,941
   Hong Kong................................................         16,227        584,736   --            600,963
   Hungary..................................................        245,477    104,952,581   --        105,198,058
   India....................................................    120,263,353  3,025,700,542   --      3,145,963,895
   Indonesia................................................     24,021,899    645,253,820   --        669,275,719
   Malaysia.................................................             --    833,090,367   --        833,090,367
   Mexico...................................................    820,783,993         70,377   --        820,854,370
   Peru.....................................................     39,579,917          1,699   --         39,581,616
   Philippines..............................................      6,505,893    301,886,982   --        308,392,875
   Poland...................................................             --    377,080,393   --        377,080,393
   Russia...................................................     95,022,479    289,209,867   --        384,232,346
   Singapore................................................             --        270,935   --            270,935
   South Africa.............................................    116,585,261  1,654,249,343   --      1,770,834,604
   South Korea..............................................     87,754,116  4,064,224,320   --      4,151,978,436
   Taiwan...................................................    437,228,782  3,624,474,838   --      4,061,703,620
   Thailand.................................................    958,054,200        231,163   --        958,285,363
   Turkey...................................................      1,504,279    274,731,480   --        276,235,759
Preferred Stocks
   Brazil...................................................    466,815,431             --   --        466,815,431
   Chile....................................................             --      9,028,101   --          9,028,101
   Colombia.................................................     16,712,534             --   --         16,712,534
   South Korea..............................................             --        155,594   --            155,594
Rights/Warrants
   Chile....................................................             --         52,006   --             52,006
   Indonesia................................................             --        392,117   --            392,117
   Malaysia.................................................             --        103,040   --            103,040
   South Korea..............................................             --        182,674   --            182,674
   Taiwan...................................................             --        131,886   --            131,886
   Thailand.................................................             --         15,569   --             15,569

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED


                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------------
                                   LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               --------------  --------------- ------- ---------------
Securities Lending Collateral.             --  $   733,702,839   --    $   733,702,839
Futures Contracts**...........   $ (8,275,688)              --   --         (8,275,688)
                               --------------  ---------------   --    ---------------
TOTAL......................... $6,081,811,412  $19,818,876,908   --    $25,900,688,320
                               ==============  ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             ENHANCED U.S.
                                                                 LARGE      U.S. LARGE CAP
                                                                COMPANY         EQUITY     U.S. LARGE CAP   U.S. TARGETED
                                                              PORTFOLIO*      PORTFOLIO*   VALUE PORTFOLIO VALUE PORTFOLIO*
                                                             -------------- -------------- --------------- ----------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --             -- $   25,270,627               --
Investments at Value (including $2,218, $52,049, $0 and
  $2,351,990 of securities on loan, respectively)........... $      317,641 $    1,452,431             --   $   10,369,870
Temporary Cash Investments at Value & Cost..................             --          2,939             --          108,517
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $2,270, $40,425, $0 and
  $1,345,656)...............................................          2,270         40,426             --        1,345,682
Segregated Cash for Futures Contracts.......................             --             --             --            3,900
Cash........................................................          5,360             --             --               --
Receivables:
   Investment Securities Sold...............................          1,183            820             --          240,652
   Dividends and Interest...................................          2,328          1,314             --            4,372
   Securities Lending Income................................             --              6             --              291
   Fund Shares Sold.........................................            101          2,201         14,238            7,955
   Futures Margin Variation.................................          3,137             --             --              839
Unrealized Gain on Forward Currency Contracts...............            448             --             --               --
Prepaid Expenses and Other Assets...........................             15             24            123               77
                                                             -------------- -------------- --------------   --------------
       Total Assets.........................................        332,483      1,500,161     25,284,988       12,082,155
                                                             -------------- -------------- --------------   --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................          2,270         40,429             --        1,345,766
   Investment Securities Purchased..........................          2,926          1,653             --          263,334
   Fund Shares Redeemed.....................................            145            545         12,177            5,743
   Due to Advisor...........................................             30            190          3,298            3,228
Accrued Expenses and Other Liabilities......................             49            126          1,177              922
                                                             -------------- -------------- --------------   --------------
       Total Liabilities....................................          5,420         42,943         16,652        1,618,993
                                                             -------------- -------------- --------------   --------------
NET ASSETS.................................................. $      327,063 $    1,457,218 $   25,268,336   $   10,463,162
                                                             ============== ============== ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares -- based on net assets of $0; $0; $0 and
  $47,848 and shares outstanding of 0, 0, 0 and 2,040,767,
  respectively..............................................            N/A            N/A            N/A   $        23.45
                                                             ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED.................................            N/A            N/A            N/A      200,000,000
                                                             ============== ============== ==============   ==============
Class R2 Shares -- based on net assets of $0; $0; $0 and
  $108,168 and shares outstanding of 0, 0, 0 and 4,637,645,
  respectively..............................................            N/A            N/A            N/A   $        23.32
                                                             ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED.................................            N/A            N/A            N/A      200,000,000
                                                             ============== ============== ==============   ==============
Institutional Class Shares -- based on net assets of
  $327,063; $1,457,218; $25,268,336 and $10,307,146 and
  shares outstanding of 25,108,948, 87,013,242, 675,386,094
  and 439,438,485, respectively............................. $        13.03 $        16.75 $        37.41   $        23.46
                                                             ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,000,000,000  4,000,000,000    1,500,000,000
                                                             ============== ============== ==============   ==============
Investments at Cost......................................... $      322,672 $    1,143,446            N/A   $    8,905,005
                                                             ============== ============== ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      315,548 $    1,153,086 $   17,927,634   $    8,593,962
Total Distributable Earnings (Loss).........................         11,515        304,132      7,340,702        1,869,200
                                                             -------------- -------------- --------------   --------------
NET ASSETS.................................................. $      327,063 $    1,457,218 $   25,268,336   $   10,463,162
                                                             ============== ============== ==============   ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                U.S. CORE      U.S. CORE     U.S. VECTOR
                                                              U.S. SMALL CAP     EQUITY 1       EQUITY 2       EQUITY
                                                             VALUE PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                             ---------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $2,847,644, $2,570,265,
  $2,978,602 and $677,935 of securities on loan,
  respectively).............................................  $   14,525,166  $   23,478,789 $   24,470,723 $    4,568,642
Temporary Cash Investments at Value & Cost..................         185,684         167,633        225,634         67,909
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $1,667,131, $1,470,038,
  $1,747,135 and $376,151)..................................       1,667,171       1,470,055      1,747,162        376,160
Segregated Cash for Futures Contracts.......................           6,522           6,630          8,130          1,806
Receivables:
   Investment Securities Sold...............................         223,441          14,130         10,356             94
   Dividends and Interest...................................           5,000          18,184         19,581          2,840
   Securities Lending Income................................             397             463            533            146
   Fund Shares Sold.........................................           9,904          29,209         19,435          5,065
   Futures Margin Variation.................................           1,410           1,425          1,748            388
Prepaid Expenses and Other Assets...........................             116             222            211             46
                                                              --------------  -------------- -------------- --------------
       Total Assets.........................................      16,624,811      25,186,740     26,503,513      5,023,096
                                                              --------------  -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................       1,667,197       1,470,152      1,747,190        376,194
   Investment Securities Purchased..........................         205,415          62,168         57,569         31,042
   Fund Shares Redeemed.....................................          11,680          19,467         14,926          3,473
   Due to Advisor...........................................           6,500           3,509          4,314          1,218
Accrued Expenses and Other Liabilities......................           1,404           1,718          1,864            400
                                                              --------------  -------------- -------------- --------------
       Total Liabilities....................................       1,892,196       1,557,014      1,825,863        412,327
                                                              --------------  -------------- -------------- --------------
NET ASSETS..................................................  $   14,732,615  $   23,629,726 $   24,677,650 $    4,610,769
                                                              ==============  ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $14,732,615; $23,629,726; $24,677,650 and $4,610,769 and
  shares outstanding of 404,819,552, 1,037,950,248,
  1,161,535,950 and 250,529,805, respectively...............  $        36.39  $        22.77 $        21.25 $        18.40
                                                              ==============  ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................   3,400,000,000   3,000,000,000  4,600,000,000  2,000,000,000
                                                              ==============  ============== ============== ==============
Investments at Cost.........................................  $   11,370,820  $   15,920,979 $   16,320,509 $    3,104,772
                                                              ==============  ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $   10,819,613  $   15,883,815 $   16,215,104 $    3,036,938
Total Distributable Earnings (Loss).........................       3,913,002       7,745,911      8,462,546      1,573,831
                                                              --------------  -------------- -------------- --------------
NET ASSETS..................................................  $   14,732,615  $   23,629,726 $   24,677,650 $    4,610,769
                                                              ==============  ============== ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                        U.S. HIGH      DFA REAL
                                                                                        RELATIVE        ESTATE       LARGE CAP
                                                        U.S. SMALL CAP U.S. MICRO CAP PROFITABILITY   SECURITIES   INTERNATIONAL
                                                          PORTFOLIO*     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                        -------------- -------------- ------------- -------------- --------------
ASSETS:
Investments at Value (including $4,209,306,
  $1,468,097, $15,705, $495,428 and $217,253 of
  securities on loan, respectively).................... $   17,280,115 $    6,375,051 $    719,417  $    8,556,902 $    4,520,654
Temporary Cash Investments at Value & Cost.............         97,267         56,048        3,361          12,245             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $2,515,586,
  $958,059, $9,440, $359,448 and $206,361).............      2,515,622        958,074        9,440         359,453        206,350
Segregated Cash for Futures Contracts..................          3,888          2,508           --             660          1,462
Foreign Currencies at Value............................             --             --           --              --         12,407
Cash...................................................             --             --           --              --         34,040
Receivables:
   Investment Securities Sold..........................        124,968        273,908          596           4,515             --
   Dividends and Interest..............................          4,433          2,187          818           6,061         16,044
   Securities Lending Income...........................            959            330            4              52            160
   Fund Shares Sold....................................         11,285          5,544        2,243           4,156         13,010
   Futures Margin Variation............................            840            549           --             142            293
Prepaid Expenses and Other Assets......................             79             51           66              63             34
                                                        -------------- -------------- ------------  -------------- --------------
       Total Assets....................................     20,039,456      7,674,250      735,945       8,944,249      4,804,454
                                                        -------------- -------------- ------------  -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned....................      2,515,956        958,101        9,444         359,545        206,330
   Investment Securities Purchased.....................        187,998        229,839        3,154              --          4,162
   Fund Shares Redeemed................................         25,291          4,496          439           5,130          5,319
   Due to Advisor......................................          5,341          2,862           84           1,157            800
Accrued Expenses and Other Liabilities.................          1,419            636           96             759            437
                                                        -------------- -------------- ------------  -------------- --------------
       Total Liabilities...............................      2,736,005      1,195,934       13,217         366,591        217,048
                                                        -------------- -------------- ------------  -------------- --------------
NET ASSETS............................................. $   17,303,451 $    6,478,316 $    722,728  $    8,577,658 $    4,587,406
                                                        ============== ============== ============  ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE:
Institutional Class Shares -- based on net assets of
  $17,303,451; $6,478,316; $722,728; $8,577,658 and
  $4,587,406 and shares outstanding of 494,096,241,
  296,101,862, 60,997,039, 251,284,798 and
  215,521,725, respectively............................ $        35.02 $        21.88 $      11.85  $        34.14 $        21.29
                                                        ============== ============== ============  ============== ==============
NUMBER OF SHARES AUTHORIZED............................  2,000,000,000  3,000,000,000  500,000,000   1,700,000,000  1,500,000,000
Investments at Cost.................................... $   13,519,219 $    4,211,786 $    709,861  $    6,464,987 $    4,171,457
                                                        ============== ============== ============  ============== ==============
Foreign Currencies at Cost............................. $           -- $           -- $         --  $           -- $       12,566
                                                        ============== ============== ============  ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital........................................ $   13,006,657 $    4,066,883 $    714,797  $    6,585,450 $    4,254,160
Total Distributable Earnings (Loss)....................      4,296,794      2,411,433        7,931       1,992,208        333,246
                                                        -------------- -------------- ------------  -------------- --------------
NET ASSETS............................................. $   17,303,451 $    6,478,316 $    722,728  $    8,577,658 $    4,587,406
                                                        ============== ============== ============  ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                       INTERNATIONAL
                                                        INTERNATIONAL      SMALL      GLOBAL SMALL JAPANESE SMALL
                                                         CORE EQUITY      COMPANY        COMPANY       COMPANY
                                                         PORTFOLIO*      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                        -------------- -------------- ------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value             -- $   12,556,610 $     31,323  $      623,019
Investments at Value (including $1,947,721, $0, $0, $0
  and $0 of securities on loan, respectively).......... $   26,889,884             --           --              --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $1,604,423,
  $0, $0, $0 and $0)...................................      1,604,446             --           --              --
Segregated Cash for Futures Contracts..................          7,560          4,860           --              --
Foreign Currencies at Value............................         41,963             --           --              --
Cash...................................................        209,613         92,276           32              --
Receivables:
   Investment Securities Sold..........................         14,139             --           --              --
   Dividends, Interest and Tax Reclaims................         90,720             --           --              --
   Securities Lending Income...........................          3,069             --           --              --
   Fund Shares Sold....................................         36,243         15,268           17               5
   From Advisor........................................             --             --            2              --
   Futures Margin Variation............................          1,625          1,126           --              --
Unrealized Gain on Foreign Currency Contracts..........             50             --           --              --
Prepaid Expenses and Other Assets......................            308             79           14              10
                                                        -------------- -------------- ------------  --------------
       Total Assets....................................     28,899,620     12,670,219       31,388         623,034
                                                        -------------- -------------- ------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned....................      1,604,473             --           --              --
   Investment Securities Purchased.....................         68,174             --           --              --
   Fund Shares Redeemed................................         43,744          8,833           --             135
   Due to Advisor......................................          6,152          4,469           --             221
Unrealized Loss on Foreign Currency Contracts..........             41             --           --              --
Accrued Expenses and Other Liabilities.................          2,447            713            8              28
                                                        -------------- -------------- ------------  --------------
       Total Liabilities...............................      1,725,031         14,015            8             384
                                                        -------------- -------------- ------------  --------------
NET ASSETS............................................. $   27,174,589 $   12,656,204 $     31,380  $      622,650
                                                        ============== ============== ============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE:
Institutional Class Shares -- based on net assets of
  $27,174,589; $12,656,204; $31,380; $622,650 and
  $346,335 and shares outstanding of 2,148,798,743,
  685,566,284, 2,925,782, 24,226,668 and 16,623,474,
  respectively......................................... $        12.65 $        18.46 $      10.73  $        25.70
                                                        ============== ============== ============  ==============
NUMBER OF SHARES AUTHORIZED............................  7,000,000,000  3,000,000,000  100,000,000   1,000,000,000
                                                        ============== ============== ============  ==============
Investments in Affiliated Investment Companies at Cost. $           --            N/A $     32,385             N/A
                                                        ============== ============== ============  ==============
Investments at Cost.................................... $   25,608,068            N/A          N/A             N/A
                                                        ============== ============== ============  ==============
Foreign Currencies at Cost............................. $       42,151 $           -- $         --  $           --
                                                        ============== ============== ============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital........................................ $   26,082,688 $   11,430,392 $     32,617  $      528,647
Total Distributable Earnings (Loss)....................      1,091,901      1,225,812       (1,237)         94,003
                                                        -------------- -------------- ------------  --------------
NET ASSETS............................................. $   27,174,589 $   12,656,204 $     31,380  $      622,650
                                                        ============== ============== ============  ==============

                                                         ASIA PACIFIC
                                                            SMALL
                                                           COMPANY
                                                          PORTFOLIO
                                                        --------------
ASSETS:
Investments in Affiliated Investment Companies at Value $      346,493
Investments at Value (including $1,947,721, $0, $0, $0
  and $0 of securities on loan, respectively)..........             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $1,604,423,
  $0, $0, $0 and $0)...................................             --
Segregated Cash for Futures Contracts..................             --
Foreign Currencies at Value............................             --
Cash...................................................             --
Receivables:
   Investment Securities Sold..........................             --
   Dividends, Interest and Tax Reclaims................             --
   Securities Lending Income...........................             --
   Fund Shares Sold....................................              2
   From Advisor........................................             --
   Futures Margin Variation............................             --
Unrealized Gain on Foreign Currency Contracts..........             --
Prepaid Expenses and Other Assets......................             10
                                                        --------------
       Total Assets....................................        346,505
                                                        --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned....................             --
   Investment Securities Purchased.....................             --
   Fund Shares Redeemed................................             25
   Due to Advisor......................................            122
Unrealized Loss on Foreign Currency Contracts..........             --
Accrued Expenses and Other Liabilities.................             23
                                                        --------------
       Total Liabilities...............................            170
                                                        --------------
NET ASSETS............................................. $      346,335
                                                        ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE:
Institutional Class Shares -- based on net assets of
  $27,174,589; $12,656,204; $31,380; $622,650 and
  $346,335 and shares outstanding of 2,148,798,743,
  685,566,284, 2,925,782, 24,226,668 and 16,623,474,
  respectively......................................... $        20.83
                                                        ==============
NUMBER OF SHARES AUTHORIZED............................  1,000,000,000
                                                        ==============
Investments in Affiliated Investment Companies at Cost.            N/A
                                                        ==============
Investments at Cost....................................            N/A
                                                        ==============
Foreign Currencies at Cost............................. $           --
                                                        ==============
NET ASSETS CONSIST OF:
Paid-In Capital........................................ $      382,722
Total Distributable Earnings (Loss)....................        (36,387)
                                                        --------------
NET ASSETS............................................. $      346,335
                                                        ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                      DFA
                                                                UNITED       CONTINENTAL    INTERNATIONAL   DFA GLOBAL
                                                             KINGDOM SMALL      SMALL        REAL ESTATE    REAL ESTATE
                                                                COMPANY        COMPANY       SECURITIES     SECURITIES
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO*     PORTFOLIO*
                                                             -------------- -------------- --------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value..... $       36,361 $      646,483             --  $    3,939,448
Investments at Value (including $0, $0, $250,309, $85,952
  and $1,187,138 of securities on loan, respectively).......             --             -- $    5,366,724       3,536,061
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $214,316, $89,028 and
  $948,086).................................................             --             --        214,317          89,035
Segregated Cash for Futures Contracts.......................             --             --          1,722              --
Foreign Currencies at Value.................................             --             --         29,330              --
Cash........................................................             --             --         17,998           1,693
Receivables:
   Investment Securities/Affiliated Investment Companies
     Sold...................................................             --             --          4,459              --
   Dividends and Interest...................................             --             --         23,811           2,451
   Securities Lending Income................................             --             --            301              16
   Fund Shares Sold.........................................             --             23          1,865           4,670
   Futures Margin Variation.................................             --             --            370              --
Unrealized Gain on Foreign Currency Contracts...............             --             --             --              --
Prepaid Expenses and Other Assets...........................              8             10             23              63
                                                             -------------- -------------- --------------  --------------
       Total Assets.........................................         36,369        646,516      5,660,920       7,573,437
                                                             -------------- -------------- --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --             --        214,340          89,065
   Investment Securities/Affiliated Investment Companies
     Purchased..............................................             --             --             77              --
   Fund Shares Redeemed.....................................             --            600          2,410           7,602
   Due to Advisor...........................................             11            227          1,178             408
Unrealized Loss on Foreign Currency Contracts...............             --             --             --              --
Accrued Expenses and Other Liabilities......................              7             38            408             438
                                                             -------------- -------------- --------------  --------------
       Total Liabilities....................................             18            865        218,413          97,513
                                                             -------------- -------------- --------------  --------------
NET ASSETS.................................................. $       36,351 $      645,651 $    5,442,507  $    7,475,924
                                                             ============== ============== ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $36,351; $645,651; $5,442,507; $7,475,924 and $13,787,695
  and shares outstanding of 1,348,732, 26,498,693,
  1,122,707,205, 697,878,969 and 716,729,711, respectively.. $        26.95 $        24.37 $         4.85  $        10.71
                                                             ============== ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,000,000,000  4,000,000,000   3,000,000,000
                                                             ============== ============== ==============  ==============
Investments in Affiliated Investment Companies at Cost......            N/A            N/A $           --  $    3,483,483
                                                             ============== ============== ==============  ==============
Investments at Cost.........................................            N/A            N/A $    5,386,352  $    3,439,740
                                                             ============== ============== ==============  ==============
Foreign Currencies at Cost.................................. $           -- $           -- $       29,468  $           --
                                                             ============== ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $       32,447 $      613,661 $    5,991,554  $    6,823,080
Total Distributable Earnings (Loss).........................          3,904         31,990       (549,047)        652,844
                                                             -------------- -------------- --------------  --------------
NET ASSETS.................................................. $       36,351 $      645,651 $    5,442,507  $    7,475,924
                                                             ============== ============== ==============  ==============

                                                                   DFA
                                                              INTERNATIONAL
                                                                SMALL CAP
                                                             VALUE PORTFOLIO*
                                                             ----------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....              --
Investments at Value (including $0, $0, $250,309, $85,952
  and $1,187,138 of securities on loan, respectively).......  $   13,542,654
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $214,316, $89,028 and
  $948,086).................................................         948,096
Segregated Cash for Futures Contracts.......................           4,260
Foreign Currencies at Value.................................         138,226
Cash........................................................          12,464
Receivables:
   Investment Securities/Affiliated Investment Companies
     Sold...................................................          69,428
   Dividends and Interest...................................          53,663
   Securities Lending Income................................           2,168
   Fund Shares Sold.........................................          14,851
   Futures Margin Variation.................................           1,306
Unrealized Gain on Foreign Currency Contracts...............               8
Prepaid Expenses and Other Assets...........................              98
                                                              --------------
       Total Assets.........................................      14,787,222
                                                              --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         948,108
   Investment Securities/Affiliated Investment Companies
     Purchased..............................................          28,169
   Fund Shares Redeemed.....................................          13,941
   Due to Advisor...........................................           7,999
Unrealized Loss on Foreign Currency Contracts...............               5
Accrued Expenses and Other Liabilities......................           1,305
                                                              --------------
       Total Liabilities....................................         999,527
                                                              --------------
NET ASSETS..................................................  $   13,787,695
                                                              ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $36,351; $645,651; $5,442,507; $7,475,924 and $13,787,695
  and shares outstanding of 1,348,732, 26,498,693,
  1,122,707,205, 697,878,969 and 716,729,711, respectively..  $        19.24
                                                              ==============
NUMBER OF SHARES AUTHORIZED.................................   4,600,000,000
                                                              ==============
Investments in Affiliated Investment Companies at Cost......  $           --
                                                              ==============
Investments at Cost.........................................  $   12,818,985
                                                              ==============
Foreign Currencies at Cost..................................  $      139,223
                                                              ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $   12,654,920
Total Distributable Earnings (Loss).........................       1,132,775
                                                              --------------
NET ASSETS..................................................  $   13,787,695
                                                              ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                            INTERNATIONAL
                                                             INTERNATIONAL  HIGH RELATIVE                 WORLD EX U.S.
                                                             VECTOR EQUITY  PROFITABILITY  WORLD EX U.S.  TARGETED VALUE
                                                              PORTFOLIO*     PORTFOLIO*   VALUE PORTFOLIO   PORTFOLIO*
                                                             -------------- ------------- --------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --           --  $      240,245              --
Investments at Value (including $202,165, $13,865, $0 and
  $8,169 of securities on loan, respectively)............... $    2,427,889 $    264,737              --  $      459,030
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $166,425, $12,685, $0 and $4,659)        166,426       12,685              --           4,659
Foreign Currencies at Value.................................          1,750           47              --           2,951
Cash........................................................         20,200        1,664              --               5
Receivables:
   Investment Securities Sold...............................            324          556              --             866
   Dividends, Interest and Tax Reclaims.....................          8,659          680              --           1,370
   Securities Lending Income................................            357            4              --              32
   Fund Shares Sold.........................................          5,562        1,032             519           2,301
Unrealized Gain on Foreign Currency Contracts...............              8            1              --               3
Prepaid Expenses and Other Assets...........................             33           18              17              31
                                                             -------------- ------------  --------------  --------------
       Total Assets.........................................      2,631,208      281,424         240,781         471,248
                                                             -------------- ------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        166,426       12,685              --           4,659
   Investment Securities Purchased..........................         16,065        1,451              --           3,847
   Fund Shares Redeemed.....................................          6,298          349              16           2,151
   Due to Advisor...........................................            959           19              69             237
   Line of Credit...........................................             --           --              15             126
Unrealized Loss on Foreign Currency Contracts...............              7           --              --               3
Accrued Expenses and Other Liabilities......................            236           52              13              70
                                                             -------------- ------------  --------------  --------------
       Total Liabilities....................................        189,991       14,556             113          11,093
                                                             -------------- ------------  --------------  --------------
NET ASSETS.................................................. $    2,441,217 $    266,868  $      240,668  $      460,155
                                                             ============== ============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $2,441,217; $266,868; $240,668 and $460,155 and shares
  outstanding of 207,967,168, 27,487,241, 21,561,655 and
  36,761,052, respectively.................................. $        11.74 $       9.71  $        11.16  $        12.52
                                                             ============== ============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000  500,000,000   1,000,000,000   1,000,000,000
                                                             ============== ============  ==============  ==============
Investments in Affiliated Investment Companies at Cost...... $           -- $         --  $      233,128  $           --
                                                             ============== ============  ==============  ==============
Investments at Cost......................................... $    2,277,269 $    288,453             N/A  $      478,019
                                                             ============== ============  ==============  ==============
Foreign Currencies at Cost.................................. $        1,752 $         47  $           --  $        2,954
                                                             ============== ============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    2,211,833 $    291,615  $      229,249  $      466,719
Total Distributable Earnings (Loss).........................        229,384      (24,747)         11,419          (6,564)
                                                             -------------- ------------  --------------  --------------
NET ASSETS.................................................. $    2,441,217 $    266,868  $      240,668  $      460,155
                                                             ============== ============  ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                             SELECTIVELY
                                                              WORLD EX U.S.    WORLD CORE   HEDGED GLOBAL    EMERGING
                                                               CORE EQUITY       EQUITY        EQUITY         MARKETS
                                                               PORTFOLIO*      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                             --------------  -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --  $      741,137 $      378,647 $    5,406,696
Investments at Value (including $183,664, $0, $0 and $0 of
  securities on loan, respectively)......................... $    3,105,318              --             --             --
Temporary Cash Investments at Value & Cost..................             --             521             --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $130,310, $0, $0 and $0).........        130,312              --             --             --
Segregated Cash for Futures Contracts.......................          2,160              --          1,068             --
Foreign Currencies at Value.................................          4,134              --             --             --
Cash........................................................         56,476              --         21,678             --
Receivables:
   Investment Securities Sold...............................            237              --             --             --
   Dividends, Interest and Tax Reclaims.....................          8,841               1             --             --
   Securities Lending Income................................            354              --             --             --
   Fund Shares Sold.........................................         12,269             468             68         13,301
   Futures Margin Variation.................................            465              --            230             --
Unrealized Gain on Forward Currency Contracts...............             --              --          1,613             --
Unrealized Gain on Foreign Currency Contracts...............              2              --             --             --
Prepaid Expenses and Other Assets...........................             31              12             16             31
                                                             --------------  -------------- -------------- --------------
       Total Assets.........................................      3,320,599         742,139        403,320      5,420,028
                                                             --------------  -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        130,319              --             --             --
   Investment Securities Purchased..........................            165             265             --             --
   Fund Shares Redeemed.....................................         59,069             279             79         24,088
   Due to Advisor...........................................            933              39             18          1,492
Unrealized Loss on Forward Currency Contracts...............             --              --             11             --
Accrued Expenses and Other Liabilities......................            322              44             17            260
                                                             --------------  -------------- -------------- --------------
       Total Liabilities....................................        190,808             627            125         25,840
                                                             --------------  -------------- -------------- --------------
NET ASSETS.................................................. $    3,129,791  $      741,512 $      403,195 $    5,394,188
                                                             ==============  ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $3,129,791; $741,512; $403,195 and $5,394,188 and shares
  outstanding of 293,846,191, 48,142,081, 25,663,746 and
  211,869,105, respectively.                                 $        10.65  $        15.40 $        15.71 $        25.46
                                                             ==============  ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000   1,000,000,000  1,000,000,000  1,500,000,000
                                                             ==============  ============== ============== ==============
Investments in Affiliated Investment Companies at Cost...... $           --  $      688,206 $      327,991            N/A
                                                             ==============  ============== ============== ==============
Investments at Cost......................................... $    3,142,866  $           -- $           --            N/A
                                                             ==============  ============== ============== ==============
Foreign Currencies at Cost.................................. $        4,144  $           -- $           -- $           --
                                                             ==============  ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    3,147,864  $      689,501 $      340,895 $    4,299,746
Total Distributable Earnings (Loss).........................        (18,073)         52,011         62,300      1,094,442
                                                             --------------  -------------- -------------- --------------
NET ASSETS.................................................. $    3,129,791  $      741,512 $      403,195 $    5,394,188
                                                             ==============  ============== ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                EMERGING
                                                                EMERGING        EMERGING      MARKETS CORE
                                                              MARKETS SMALL   MARKETS VALUE      EQUITY
                                                              CAP PORTFOLIO     PORTFOLIO      PORTFOLIO*
                                                             --------------  --------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value..... $    6,302,852  $   16,473,722              --
Investments at Value (including $0, $0 and $1,582,637 of
  securities on loan, respectively).........................             --              --  $   25,175,261
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0 and $733,669).............             --              --         733,703
Segregated Cash for Futures Contracts.......................             --              --           5,950
Foreign Currencies at Value.................................             --              --         125,080
Cash........................................................             --              --          20,677
Receivables:
   Investment Securities/Affiliated Investment Companies
     Sold...................................................             --              --          18,510
   Dividends and Interest...................................             --              --          26,095
   Securities Lending Income................................             --              --           5,489
   Fund Shares Sold.........................................          7,956           8,639          45,905
   Futures Margin Variation.................................             --              --           1,273
Prepaid Expenses and Other Assets...........................             54              98             186
                                                             --------------  --------------  --------------
       Total Assets.........................................      6,310,862      16,482,459      26,158,129
                                                             --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --              --         733,740
   Investment Securities/Affiliated Investment Companies
     Purchased..............................................             --              --             664
   Fund Shares Redeemed.....................................          3,656          19,334          38,039
   Due to Advisor...........................................          2,482           5,753          10,411
Accrued Expenses and Other Liabilities......................            318             812           2,516
                                                             --------------  --------------  --------------
       Total Liabilities....................................          6,456          25,899         785,370
                                                             --------------  --------------  --------------
NET ASSETS.................................................. $    6,304,406  $   16,456,560  $   25,372,759
                                                             ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $0; $25,150 and
  $0 and shares outstanding of 0, 943,939 and 0,
  respectively..............................................            N/A  $        26.64             N/A
                                                             ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................            N/A     200,000,000             N/A
                                                             ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
  $6,304,406; $16,431,410 and $25,372,759 and shares
  outstanding of 336,783,190, 612,785,704 and
  1,339,249,387, respectively............................... $        18.72  $        26.81  $        18.95
                                                             ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000   3,000,000,000   5,000,000,000
                                                             ==============  ==============  ==============
Investments at Cost.........................................            N/A             N/A  $   24,458,649
                                                             ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           --  $           --  $      125,773
                                                             ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    6,620,965  $   17,284,916  $   25,419,661
Total Distributable Earnings (Loss).........................       (316,559)       (828,356)        (46,902)
                                                             --------------  --------------  --------------
NET ASSETS.................................................. $    6,304,406  $   16,456,560  $   25,372,759
                                                             ==============  ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

          FOR THE YEAR ENDED OCTOBER 31, 2018 (AMOUNTS IN THOUSANDS)

                                                                    ENHANCED U.S. U.S. LARGE CAP
                                                                    LARGE COMPANY     EQUITY      U.S. LARGE CAP
                                                                     PORTFOLIO#     PORTFOLIO#   VALUE PORTFOLIO*
                                                                    ------------- -------------- ----------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $0
     and $0, respectively).........................................         --            --       $   567,863
   Interest........................................................         --            --             3,657
   Income from Securities Lending..................................         --            --             2,184
                                                                      --------       -------       -----------
   Expenses Allocated from Affiliated Investment Companies.........         --            --           (27,812)
                                                                      --------       -------       -----------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................         --            --           545,892
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $2, $0
     and $111, respectively).......................................         --       $25,417                --
   Interest........................................................   $  7,296            --                --
   Income from Securities Lending..................................         19           183                --
                                                                      --------       -------       -----------
          Total Fund Investment Income.............................      7,315        25,600                --
                                                                      --------       -------       -----------
FUND EXPENSES
   Investment Management Fees......................................        701         2,118            63,844
   Accounting & Transfer Agent Fees................................         30           104             1,024
   S&P 500(R) Fees.................................................          8            --                --
   Custodian Fees..................................................          8            21                --
   Shareholder Servicing Fees......................................
       Class R1 Shares.............................................         --            --                --
       Class R2 Shares.............................................         --            --                --
   Filing Fees.....................................................         33            67               573
   Shareholders' Reports...........................................         16            31               593
   Directors'/Trustees' Fees & Expenses............................          2             5               102
   Professional Fees...............................................          6            20                88
   Other...........................................................          9            42               121
                                                                      --------       -------       -----------
          Total Fund Expenses......................................        813         2,408            66,345
                                                                      --------       -------       -----------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).....................       (287)           --           (25,540)
                                                                      --------       -------       -----------
   Net Expenses....................................................        526         2,408            40,805
                                                                      --------       -------       -----------
   NET INVESTMENT INCOME (LOSS)....................................      6,789        23,192           505,087
                                                                      --------       -------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................     (2,528)        4,178                --
       Affiliated Investment Companies Shares Sold.................         (1)           (5)               --
       Transactions Allocated from Affiliated Investment
         Company**.................................................         --            --         1,280,400
       Futures.....................................................     51,936            21                --
       Foreign Currency Transactions...............................        (33)           --                --
       Forward Currency Contracts..................................      2,456            --                --
       In-kind redemptions.........................................         --            --                --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................     (3,976)       54,720                --
       Affiliated Investment Companies Shares......................         --             2                --
       Transactions Allocated from Affiliated Investment
         Company...................................................         --            --        (1,151,639)
       Futures.....................................................    (34,076)           --                --
       Translation of Foreign Currency Denominated Amounts.........          3            --                --
       Forward Currency Contracts..................................       (448)           --                --
                                                                      --------       -------       -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     13,333        58,916           128,761
                                                                      --------       -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................   $ 20,122       $82,108       $   633,848
                                                                      ========       =======       ===========

                                                                     U.S. TARGETED
                                                                    VALUE PORTFOLIO#
                                                                    ----------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $0
     and $0, respectively).........................................           --
   Interest........................................................           --
   Income from Securities Lending..................................           --
                                                                       ---------
   Expenses Allocated from Affiliated Investment Companies.........           --
                                                                       ---------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................           --
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $2, $0
     and $111, respectively).......................................    $ 166,033
   Interest........................................................           --
   Income from Securities Lending..................................        9,237
                                                                       ---------
          Total Fund Investment Income.............................      175,270
                                                                       ---------
FUND EXPENSES
   Investment Management Fees......................................       39,213
   Accounting & Transfer Agent Fees................................          690
   S&P 500(R) Fees.................................................           --
   Custodian Fees..................................................          141
   Shareholder Servicing Fees......................................
       Class R1 Shares.............................................           56
       Class R2 Shares.............................................          400
   Filing Fees.....................................................          232
   Shareholders' Reports...........................................          402
   Directors'/Trustees' Fees & Expenses............................           45
   Professional Fees...............................................          157
   Other...........................................................          271
                                                                       ---------
          Total Fund Expenses......................................       41,607
                                                                       ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).....................           --
                                                                       ---------
   Net Expenses....................................................       41,607
                                                                       ---------
   NET INVESTMENT INCOME (LOSS)....................................      133,663
                                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................      450,081
       Affiliated Investment Companies Shares Sold.................         (120)
       Transactions Allocated from Affiliated Investment
         Company**.................................................           --
       Futures.....................................................       10,338
       Foreign Currency Transactions...............................          (10)
       Forward Currency Contracts..................................           --
       In-kind redemptions.........................................       16,160
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................     (761,255)
       Affiliated Investment Companies Shares......................            2
       Transactions Allocated from Affiliated Investment
         Company...................................................           --
       Futures.....................................................       (3,019)
       Translation of Foreign Currency Denominated Amounts.........           --
       Forward Currency Contracts..................................           --
                                                                       ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     (287,823)
                                                                       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................    $(154,160)
                                                                       =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                              U.S. CORE   U.S. CORE  U.S. VECTOR
                                                              U.S. SMALL CAP   EQUITY 1    EQUITY 2    EQUITY
                                                             VALUE PORTFOLIO# PORTFOLIO#  PORTFOLIO# PORTFOLIO#
                                                             ---------------- ----------  ---------- -----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $153, $57,
     $66 and $21, respectively).............................   $   228,215    $  392,852   $421,753   $  78,544
   Income from Securities Lending...........................        10,449         9,350     11,056       3,143
                                                               -----------    ----------   --------   ---------
          Total Investment Income...........................       238,664       402,202    432,809      81,687
                                                               -----------    ----------   --------   ---------
EXPENSES
   Investment Management Fees...............................        78,440        39,324     49,564      14,700
   Accounting & Transfer Agent Fees.........................         1,155         1,375      1,559         350
   Custodian Fees...........................................           176           248        270          62
   Filing Fees..............................................           299           569        574          92
   Shareholders' Reports....................................           518           369        411         132
   Directors'/Trustees' Fees & Expenses.....................            62            89         96          21
   Professional Fees........................................           220           318        344          71
   Other....................................................           377           545        584         125
                                                               -----------    ----------   --------   ---------
          Total Expenses....................................        81,247        42,837     53,402      15,553
                                                               -----------    ----------   --------   ---------
   Net Expenses.............................................        81,247        42,837     53,402      15,553
                                                               -----------    ----------   --------   ---------
   NET INVESTMENT INCOME (LOSS).............................       157,417       359,365    379,407      66,134
                                                               -----------    ----------   --------   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.........................       833,947       159,334    287,280     112,491
       Affiliated Investment Companies Shares Sold..........          (150)         (157)      (115)        (52)
       Futures..............................................         8,130        22,597     26,827       1,014
       Foreign Currency Transactions........................            (5)           (2)        (4)         --
Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...........    (1,207,909)      582,991    218,021    (137,731)
       Affiliated Investment Companies Shares...............           (29)            1        (15)        (17)
       Futures..............................................        (7,825)      (12,157)   (16,600)        631
                                                               -----------    ----------   --------   ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................      (373,841)      752,607    515,394     (23,664)
                                                               -----------    ----------   --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $  (216,424)   $1,111,972   $894,801   $  42,470
                                                               ===========    ==========   ========   =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                U.S. HIGH    DFA REAL
                                                                                                RELATIVE      ESTATE
                                                                U.S. SMALL CAP U.S. MICRO CAP PROFITABILITY SECURITIES
                                                                  PORTFOLIO#     PORTFOLIO#    PORTFOLIO#   PORTFOLIO#
                                                                -------------- -------------- ------------- ----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $86, $9, $0,
     $0 and $13,673, respectively).............................   $ 237,793      $  78,029       $ 7,503    $ 414,188
   Income from Securities Lending..............................      19,160          6,800            57        1,196
                                                                  ---------      ---------       -------    ---------
          Total Investment Income..............................     256,953         84,829         7,560      415,384
                                                                  ---------      ---------       -------    ---------
FUND EXPENSES
   Investment Management Fees..................................      63,276         33,637           826       14,581
   Accounting & Transfer Agent Fees............................       1,197            578            46          573
   Custodian Fees..............................................         212             89             6           87
   Filing Fees.................................................         313            145           177          223
   Shareholders' Reports.......................................         456            170            17          336
   Directors'/Trustees' Fees & Expenses........................          70             26             1           35
   Professional Fees...........................................         253             94             3          124
   Organizational & Offering Costs.............................          --             --            20           --
   Other.......................................................         432            162            10          203
                                                                  ---------      ---------       -------    ---------
          Total Fund Expenses..................................      66,209         34,901         1,106       16,162
                                                                  ---------      ---------       -------    ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees...............................................
   Recovered by Advisor (Note C)...............................          --             --           (74)        (724)
   Fees Paid Indirectly (Note C)...............................          --             --            --           --
                                                                  ---------      ---------       -------    ---------
   Net Expenses................................................      66,209         34,901         1,032       15,438
                                                                  ---------      ---------       -------    ---------
   NET INVESTMENT INCOME (LOSS)................................     190,744         49,928         6,528      399,946
                                                                  ---------      ---------       -------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:................................
       Investment Securities Sold**............................     630,926        264,588        (2,077)     (46,559)
       Affiliated Investment Companies Shares Sold.............        (358)           (61)           (3)         (37)
       Futures.................................................      14,477          7,709            59        8,922
       Foreign Currency Transactions...........................          (6)            (3)           --           --
       In-kind redemptions.....................................          --             --            --       80,654
   Change in Unrealized Appreciation (Depreciation) of:........
       Investment Securities and Foreign Currency..............    (714,753)      (242,170)           35     (196,570)
       Affiliated Investment Companies Shares..................         (18)            (7)            1           (2)
       Futures.................................................      (5,817)        (3,647)           --       (2,811)
       Translation of Foreign Currency Denominated Amounts.....          --             --            --           --
                                                                  ---------      ---------       -------    ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................     (75,549)        26,409        (1,985)    (156,403)
                                                                  ---------      ---------       -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................   $ 115,195      $  76,337       $ 4,543    $ 243,543
                                                                  =========      =========       =======    =========

                                                                  LARGE CAP
                                                                INTERNATIONAL
                                                                 PORTFOLIO#
                                                                -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $86, $9, $0,
     $0 and $13,673, respectively).............................   $ 143,592
   Income from Securities Lending..............................       3,032
                                                                  ---------
          Total Investment Income..............................     146,624
                                                                  ---------
FUND EXPENSES
   Investment Management Fees..................................       9,778
   Accounting & Transfer Agent Fees............................         423
   Custodian Fees..............................................         403
   Filing Fees.................................................         104
   Shareholders' Reports.......................................         175
   Directors'/Trustees' Fees & Expenses........................          20
   Professional Fees...........................................          84
   Organizational & Offering Costs.............................          --
   Other.......................................................         164
                                                                  ---------
          Total Fund Expenses..................................      11,151
                                                                  ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees...............................................
   Recovered by Advisor (Note C)...............................          40
   Fees Paid Indirectly (Note C)...............................        (391)
                                                                  ---------
   Net Expenses................................................      10,800
                                                                  ---------
   NET INVESTMENT INCOME (LOSS)................................     135,824
                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:................................
       Investment Securities Sold**............................       9,278
       Affiliated Investment Companies Shares Sold.............         (31)
       Futures.................................................       5,207
       Foreign Currency Transactions...........................      (1,098)
       In-kind redemptions.....................................          --
   Change in Unrealized Appreciation (Depreciation) of:........
       Investment Securities and Foreign Currency..............    (492,554)
       Affiliated Investment Companies Shares..................          35
       Futures.................................................      (3,535)
       Translation of Foreign Currency Denominated Amounts.....        (201)
                                                                  ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................    (482,899)
                                                                  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................   $(347,075)
                                                                  =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                  INTERNATIONAL
                                                                    INTERNATIONAL     SMALL     GLOBAL SMALL JAPANESE SMALL
                                                                     CORE EQUITY     COMPANY      COMPANY       COMPANY
                                                                     PORTFOLIO#    PORTFOLIO*    PORTFOLIO*    PORTFOLIO*
                                                                    ------------- ------------- ------------ --------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $29,969,
     $30, $1,272 and $214, respectively)...........................           --   $   337,718    $   299      $  11,478
   Income from Securities Lending..................................           --        41,042         49          2,312
   Expenses Allocated from Affiliated Investment Companies.........           --       (16,192)       (18)          (821)
                                                                     -----------   -----------    -------      ---------
Income Distributions Received from Affiliated Investment
  Companies........................................................           --            --        133             --
                                                                     -----------   -----------    -------      ---------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................           --       362,568        463         12,969
                                                                     -----------   -----------    -------      ---------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $74,389, $0,
     $0, $0 and $0, respectively)..................................  $   796,167            --         --             --
   Income from Securities Lending..................................       39,593            --         --             --
                                                                     -----------   -----------    -------      ---------
          Total Fund Investment Income.............................      835,760            --         --             --
                                                                     -----------   -----------    -------      ---------
FUND EXPENSES
   Investment Management Fees......................................       76,163        56,043        114          3,408
   Accounting & Transfer Agent Fees................................        1,885           347          6             10
   Custodian Fees..................................................        2,633             4          5             --
   Filing Fees.....................................................        1,084           266         24             27
   Shareholders' Reports...........................................          660           473          5             11
   Directors'/Trustees' Fees & Expenses............................          108            57         --              3
   Professional Fees...............................................          471            84         --              2
   Organizational & Offering Costs.................................           --            --          7             --
   Other...........................................................          916            95          3              4
                                                                     -----------   -----------    -------      ---------
          Total Fund Expenses......................................       83,920        57,369        164          3,465
                                                                     -----------   -----------    -------      ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees...................................................
   Recovered by Advisor (Note C)...................................          743            --       (104)          (682)
   Fees Paid Indirectly (Note C)...................................       (2,570)           --         --             --
                                                                     -----------   -----------    -------      ---------
   Net Expenses....................................................       82,093        57,369         60          2,783
                                                                     -----------   -----------    -------      ---------
   NET INVESTMENT INCOME (LOSS)....................................      753,667       305,199        403         10,186
                                                                     -----------   -----------    -------      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities....................................................           --            --        333             --
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................       37,602            --         --             --
       Affiliated Investment Companies Shares Sold.................          (83)           --        (93)            --
       Transactions Allocated from Affiliated Investment
         Company**.................................................           --       549,889       (602)        36,946
       Futures.....................................................       42,294        17,382         15             --
       Foreign Currency Transactions...............................       (6,317)           --         --             --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................   (3,538,139)           --         --             --
       Affiliated Investment Companies Shares......................          (17)           --       (772)            --
       Transactions Allocated from Affiliated Investment
         Company...................................................           --    (2,214,609)    (1,701)      (101,251)
       Futures.....................................................      (17,544)       (9,491)        --             --
       Translation of Foreign Currency Denominated Amounts.........         (811)           --         --             --
                                                                     -----------   -----------    -------      ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................   (3,483,015)   (1,656,829)    (2,820)       (64,305)
                                                                     -----------   -----------    -------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................  $(2,729,348)  $(1,351,630)   $(2,417)     $ (54,119)
                                                                     ===========   ===========    =======      =========

                                                                    ASIA PACIFIC
                                                                       SMALL
                                                                      COMPANY
                                                                     PORTFOLIO*
                                                                    ------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $29,969,
     $30, $1,272 and $214, respectively)...........................   $ 13,494
   Income from Securities Lending..................................      1,445
   Expenses Allocated from Affiliated Investment Companies.........       (452)
                                                                      --------
Income Distributions Received from Affiliated Investment
  Companies........................................................         --
                                                                      --------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................     14,487
                                                                      --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $74,389, $0,
     $0, $0 and $0, respectively)..................................         --
   Income from Securities Lending..................................         --
                                                                      --------
          Total Fund Investment Income.............................         --
                                                                      --------
FUND EXPENSES
   Investment Management Fees......................................      1,818
   Accounting & Transfer Agent Fees................................          9
   Custodian Fees..................................................         --
   Filing Fees.....................................................         30
   Shareholders' Reports...........................................          8
   Directors'/Trustees' Fees & Expenses............................          1
   Professional Fees...............................................          1
   Organizational & Offering Costs.................................         --
   Other...........................................................          3
                                                                      --------
          Total Fund Expenses......................................      1,870
                                                                      --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees...................................................
   Recovered by Advisor (Note C)...................................       (364)
   Fees Paid Indirectly (Note C)...................................         --
                                                                      --------
   Net Expenses....................................................      1,506
                                                                      --------
   NET INVESTMENT INCOME (LOSS)....................................     12,981
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities....................................................         --
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................         --
       Affiliated Investment Companies Shares Sold.................         --
       Transactions Allocated from Affiliated Investment
         Company**.................................................    (13,453)
       Futures.....................................................         --
       Foreign Currency Transactions...............................         --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................         --
       Affiliated Investment Companies Shares......................         --
       Transactions Allocated from Affiliated Investment
         Company...................................................    (33,087)
       Futures.....................................................         --
       Translation of Foreign Currency Denominated Amounts.........         --
                                                                      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................    (46,540)
                                                                      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................   $(33,559)
                                                                      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)


                                                                       UNITED     CONTINENTAL
                                                                    KINGDOM SMALL    SMALL
                                                                       COMPANY      COMPANY
                                                                     PORTFOLIO*   PORTFOLIO*
                                                                    ------------- -----------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $2, $2,630,
     $0, $0 and $0, respectively)..................................    $ 1,397     $  17,159
   Income from Securities Lending..................................         20         2,272
   Expenses Allocated from Affiliated Investment Companies.........        (47)         (836)
                                                                       -------     ---------
Income Distributions Received from Affiliated Investment
  Companies........................................................         --            --
                                                                       -------     ---------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................      1,370        18,595
                                                                       -------     ---------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $0,
     $31,621, $0 and $35,855, respectively)........................         --            --
   Income from Securities Lending..................................         --            --
                                                                       -------     ---------
          Total Fund Investment Income.............................         --            --
                                                                       -------     ---------
FUND EXPENSES
   Investment Management Fees......................................        213         3,607
   Accounting & Transfer Agent Fees................................          5            13
   Custodian Fees..................................................         --            --
   Filing Fees.....................................................         18            78
   Shareholders' Reports...........................................                      514
   Directors'/Trustees' Fees & Expenses............................         --             3
   Professional Fees...............................................                       14
   Other...........................................................                       18
                                                                       -------     ---------
          Total Fund Expenses......................................        243         3,727
                                                                       -------     ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees...................................................
   Recovered by Advisor (Note C)...................................        (43)         (722)
   Fees Paid Indirectly (Note C)...................................         --            --
                                                                       -------     ---------
   Net Expenses....................................................        200         3,005
                                                                       -------     ---------
   NET INVESTMENT INCOME (LOSS)....................................      1,170        15,590
                                                                       -------     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities....................................................         --            --
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................         --            --
       Affiliated Investment Companies Shares Sold.................         --            --
       Transactions Allocated from Affiliated Investment
         Company**.................................................      2,228        19,862
       Futures.....................................................         --            --
       Foreign Currency Transactions...............................         --            --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................         --            --
       Affiliated Investment Companies Shares......................         --            --
       Transactions Allocated from Affiliated Investment
         Company...................................................     (7,070)     (119,115)
       Futures.....................................................         --            --
       Translation of Foreign Currency Denominated Amounts.........         --            --
                                                                       -------     ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     (4,842)      (99,253)
                                                                       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................    $(3,672)    $ (83,663)
                                                                       =======     =========

                                                                         DFA
                                                                    INTERNATIONAL DFA GLOBAL       DFA
                                                                      REAL ESTATE REAL ESTATE INTERNATIONAL
                                                                     SECURITIES   SECURITIES    SMALL CAP
                                                                     PORTFOLIO#   PORTFOLIO# VALUE PORTFOLIO#
                                                                    ------------- ---------- ----------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $2, $2,630,
     $0, $0 and $0, respectively)..................................          --          --             --
   Income from Securities Lending..................................          --          --             --
   Expenses Allocated from Affiliated Investment Companies.........          --          --             --
                                                                      ---------   ---------    -----------
Income Distributions Received from Affiliated Investment
  Companies........................................................          --   $ 178,050             --
                                                                      ---------   ---------    -----------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................          --     178,050             --
                                                                      ---------   ---------    -----------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $0,
     $31,621, $0 and $35,855, respectively)........................   $ 256,929     148,544    $   410,879
   Income from Securities Lending..................................       4,234         529         29,094
                                                                      ---------   ---------    -----------
          Total Fund Investment Income.............................     261,163     149,073        439,973
                                                                      ---------   ---------    -----------
FUND EXPENSES
   Investment Management Fees......................................      14,397      14,467        103,208
   Accounting & Transfer Agent Fees................................         403         379          1,183
   Custodian Fees..................................................         497          19          1,862
   Filing Fees.....................................................         146         259            304
   Shareholders' Reports...........................................         151         372            464
   Directors'/Trustees' Fees & Expenses............................          24          29             68
   Professional Fees...............................................         105          58            288
   Other...........................................................         181          61            553
                                                                      ---------   ---------    -----------
          Total Fund Expenses......................................      15,904      15,644        107,930
                                                                      ---------   ---------    -----------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees...................................................
   Recovered by Advisor (Note C)...................................          --      (8,006)            --
   Fees Paid Indirectly (Note C)...................................        (488)         --         (1,844)
                                                                      ---------   ---------    -----------
   Net Expenses....................................................      15,416       7,638        106,086
                                                                      ---------   ---------    -----------
   NET INVESTMENT INCOME (LOSS)....................................     245,747     319,485        333,887
                                                                      ---------   ---------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities....................................................          --       5,030             --
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................     (55,861)    (30,218)       489,396
       Affiliated Investment Companies Shares Sold.................         (50)     13,679            (64)
       Transactions Allocated from Affiliated Investment
         Company**.................................................          --          --             --
       Futures.....................................................       6,053          --         19,832
       Foreign Currency Transactions...............................       3,300          --        (11,795)
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................    (212,037)     (6,013)    (2,949,087)
       Affiliated Investment Companies Shares......................           6    (177,027)           (36)
       Transactions Allocated from Affiliated Investment
         Company...................................................          --          --             --
       Futures.....................................................      (1,430)         --         (7,629)
       Translation of Foreign Currency Denominated Amounts.........        (239)         --           (512)
                                                                      ---------   ---------    -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................    (260,258)   (194,549)    (2,459,895)
                                                                      ---------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................   $ (14,511)  $ 124,936    $(2,126,008)
                                                                      =========   =========    ===========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                  INTERNATIONAL
                                                                    INTERNATIONAL HIGH RELATIVE                  WORLD EX U.S.
                                                                    VECTOR EQUITY PROFITABILITY  WORLD EX U.S.   TARGETED VALUE
                                                                     PORTFOLIO#    PORTFOLIO#   VALUE PORTFOLIO*   PORTFOLIO#
                                                                    ------------- ------------- ---------------- --------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $755
     and $0, respectively).........................................          --           --        $  7,081              --
   Income from Securities Lending..................................          --           --             200              --
   Expenses Allocated from Affiliated Investment Companies.........          --           --            (420)             --
                                                                      ---------     --------        --------        --------
Income Distributions Received from Affiliated Investment
  Companies........................................................          --           --             595              --
                                                                      ---------     --------        --------        --------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................          --           --           7,456              --
                                                                      ---------     --------        --------        --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $6,717,
     $463, $0 and $1,249, respectively)............................   $  71,315     $  4,933              --        $ 13,326
   Income from Securities Lending..................................       4,552           75              --             401
                                                                      ---------     --------        --------        --------
          Total Fund Investment Income.............................      75,867        5,008              --          13,727
                                                                      ---------     --------        --------        --------
FUND EXPENSES
   Investment Management Fees......................................      11,845          458           1,170           2,917
   Accounting & Transfer Agent Fees................................         224           29              10              44
   Custodian Fees..................................................         309           40              --             209
   Filing Fees.....................................................          95           83              28              52
   Shareholders' Reports...........................................         101           15               8              19
   Directors'/Trustees' Fees & Expenses............................          10           --               1               2
   Professional Fees...............................................          50            2               5              35
   Organizational & Offering Costs.................................          19           --              --              --
   Other...........................................................          98            6               1              23
                                                                      ---------     --------        --------        --------
          Total Fund Expenses......................................      12,732          652           1,223           3,301
                                                                      ---------     --------        --------        --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).....................          --          (10)           (543)             --
   Fees Paid Indirectly (Note C)...................................         (97)         (41)             --             (27)
                                                                      ---------     --------        --------        --------
   Net Expenses....................................................      12,635          601             680           3,274
                                                                      ---------     --------        --------        --------
   NET INVESTMENT INCOME (LOSS)....................................      63,232        4,407           6,776          10,453
                                                                      ---------     --------        --------        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities....................................................          --           --             772              --
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................      81,370       (1,478)             --          14,758
       Affiliated Investment Companies Shares Sold.................          (4)          --            (152)             (1)
       Transactions Allocated from Affiliated Investment
         Company**.................................................          --           --           4,866              --
       Futures.....................................................         (84)         167              --              22
       Foreign Currency Transactions...............................        (430)          35              --            (268)
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................    (401,480)     (27,436)             --         (98,264)
       Affiliated Investment Companies Shares......................          (6)          --          (4,644)             --
       Transactions Allocated from Affiliated Investment
         Company...................................................          --           --         (30,618)             --
       Translation of Foreign Currency Denominated Amounts.........         (65)          (7)             --              (8)
                                                                      ---------     --------        --------        --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................    (320,699)     (28,719)        (29,776)        (83,761)
                                                                      ---------     --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................   $(257,467)    $(24,312)       $(23,000)       $(73,308)
                                                                      =========     ========        ========        ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                            SELECTIVELY
                                                                    WORLDEXU.S. WORLD CORE HEDGED GLOBAL  EMERGING
                                                                    CORE EQUITY   EQUITY      EQUITY      MARKETS
                                                                    PORTFOLIO#  PORTFOLIO    PORTFOLIO   PORTFOLIO*
                                                                    ----------- ---------- ------------- ----------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $0
     and $18,748, respectively)....................................         --         --          --    $ 150,383
   Interest........................................................         --         --          --           55
   Income from Securities Lending..................................         --         --          --        5,599
   Expenses Allocated from Affiliated Investment Companies.........         --         --          --       (8,147)
                                                                     ---------   --------    --------    ---------
Income Distributions Received from Affiliated Investment
  Companies........................................................         --   $ 14,135    $  8,077           --
                                                                     ---------   --------    --------    ---------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................         --     14,135       8,077      147,890
                                                                     ---------   --------    --------    ---------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $8,971, $0,
     $0 and $0, respectively)......................................  $  89,282         --          --           --
   Income from Securities Lending..................................      4,633         --          --           --
                                                                     ---------   --------    --------    ---------
          Total Fund Investment Income.............................     93,915         --          --           --
                                                                     ---------   --------    --------    ---------
FUND EXPENSES
   Investment Management Fees......................................     10,222      2,153       1,260       25,843
   Accounting & Transfer Agent Fees................................        248         16          17          109
   Custodian Fees..................................................        585          1           2           --
   Filing Fees.....................................................        175         67          35           84
   Shareholders' Reports...........................................        108         13          13          212
   Directors'/Trustees' Fees & Expenses............................         12          3           1           26
   Professional Fees...............................................         79          6           3           24
   Other...........................................................        112          8           2           33
                                                                     ---------   --------    --------    ---------
          Total Fund Expenses......................................     11,541      2,267       1,333       26,331
                                                                     ---------   --------    --------    ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor..............................
   (Note C)........................................................        917     (1,685)     (1,098)      (6,154)
   Fees Paid Indirectly (Note C)...................................       (244)        --          --           --
                                                                     ---------   --------    --------    ---------
   Net Expenses....................................................     12,214        582         235       20,177
                                                                     ---------   --------    --------    ---------
   NET INVESTMENT INCOME (LOSS)....................................     81,701     13,553       7,842      127,713
                                                                     ---------   --------    --------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities....................................................         --      1,843       1,607           --
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold**................................     21,093         --           1           --
       Affiliated Investment Companies Shares Sold.................         (7)     1,952       2,046           --
       Transactions Allocated from Affiliated Investment
         Company**.................................................         --         --          --       76,077
       Futures.....................................................      1,743        145       3,877           --
       Foreign Currency Transactions...............................       (951)        --          --           --
       Forward Currency Contracts..................................         --         --       4,871           --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................   (472,935)        --          13           --
       Affiliated Investment Companies Shares......................         (1)   (39,888)    (27,187)          --
       Transactions Allocated from Affiliated Investment
         Company...................................................         --         --          --     (937,174)
       Futures.....................................................         --         --      (2,628)          --
       Translation of Foreign Currency Denominated Amounts.........        (79)        --          --           --
       Forward Currency Contracts..................................         --         --         178           --
                                                                     ---------   --------    --------    ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................   (451,137)   (35,948)    (17,222)    (861,097)
                                                                     ---------   --------    --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................  $(369,436)  $(22,395)   $ (9,380)   $(733,384)
                                                                     =========   ========    ========    =========

--------
** Net of foreign capital gain taxes withheld of $1, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                  EMERGING
                                                                       EMERGING      EMERGING   MARKETS CORE
                                                                    MARKETS SMALL MARKETS VALUE    EQUITY
                                                                    CAP PORTFOLIO*  PORTFOLIO*   PORTFOLIO#
                                                                    -------------- -----------  ------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $22,185,
     $71,492 and $0, respectively).................................  $   169,316   $   529,291           --
   Interest........................................................           15           135           --
   Income from Securities Lending..................................       55,191        26,692           --
                                                                     -----------   -----------  -----------
   Expenses Allocated from Affiliated Investment Companies.........      (17,877)      (25,738)          --
                                                                     -----------   -----------  -----------
          Total Net Investment Income Received from
            Affiliated Investment Companies........................      206,645       530,380           --
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $0 and
     $96,155, respectively)........................................           --            --  $   713,096
   Income from Securities Lending..................................           --            --       73,321
                                                                     -----------   -----------  -----------
          Total Fund Investment Income.............................           --            --      786,417
                                                                     -----------   -----------  -----------
FUND EXPENSES
   Investment Management Fees......................................       48,514        95,399      134,053
   Accounting & Transfer Agent Fees................................          216           205        1,905
   Custodian Fees..................................................           --            --        8,364
   Shareholder Servicing Fees Class R2 Shares......................         --74                         --
   Filing Fees.....................................................          146           128          720
   Shareholders' Reports...........................................          180           362          777
   Directors'/Trustees' Fees & Expenses............................           31            81          115
   Professional Fees...............................................           30            77          598
   Other...........................................................           37            98          903
                                                                     -----------   -----------  -----------
          Total Fund Expenses......................................       49,154        96,424      147,435
                                                                     -----------   -----------  -----------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).....................      (14,930)           --        1,257
   Fees Waived, (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C) Class R2
     Shares........................................................           --           (29)          --
       Institutional Class Shares..................................           --       (19,054)          --
   Fees Paid Indirectly (Note C)...................................           --            --       (2,940)
                                                                     -----------   -----------  -----------
   Net Expenses....................................................       34,224        77,341      145,752
                                                                     -----------   -----------  -----------
   NET INVESTMENT INCOME (LOSS)....................................      172,421       453,039      640,665
                                                                     -----------   -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................           --            --       31,925
       Affiliated Investment Companies Shares Sold.................           --            --          (73)
       Transactions Allocated from Affiliated Investment
         Company**.................................................      185,571       304,582           --
       Futures.....................................................           --            --       23,201
       Foreign Currency Transactions...............................           --            --       (8,571)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................           --            --   (4,701,470)
       Affiliated Investment Companies Shares......................           --            --          (27)
       Transactions Allocated from Affiliated Investment
         Company...................................................   (1,598,746)   (2,444,307)          --
       Futures.....................................................           --            --      (14,163)
       Translation of Foreign Currency Denominated Amounts.........           --            --         (112)
                                                                     -----------   -----------  -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................   (1,413,175)   (2,139,725)  (4,669,290)
                                                                     -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................  $(1,240,754)  $(1,686,686) $(4,028,625)
                                                                     ===========   ===========  ===========

--------
** Net of foreign capital gain taxes withheld of $0, $144 and $5, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    ENHANCED U.S. LARGE   U.S. LARGE CAP EQUITY
                                                                     COMPANY PORTFOLIO          PORTFOLIO
                                                                    -------------------  ----------------------
                                                                      YEAR       YEAR       YEAR        YEAR
                                                                      ENDED      ENDED      ENDED       ENDED
                                                                     OCT 31,    OCT 31,    OCT 31,     OCT 31,
                                                                      2018       2017       2018        2017
                                                                    ---------  --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   6,789  $  3,676  $   23,192  $   18,142
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold/*,** /...........................    (2,528)     (319)      4,178         273
       Affiliated Investment Companies Shares Sold.................        (1)        1          (5)         --
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................        --        --          --          --
       Futures.....................................................    51,936    39,159          21           9
       Foreign Currency Transactions...............................       (33)      (11)         --          --
       Forward Currency Contracts..................................     2,456      (132)         --          --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................    (3,976)   (1,062)     54,720     200,016
       Affiliated Investment Companies Shares......................        --        (1)          2          (7)
       Transactions Allocated from Affiliated Investment
         Company...................................................        --        --          --          --
       Futures.....................................................   (34,076)   14,290          --          --
       Translation of Foreign Currency Denominated Amounts.........                3(9)          --          --
       Forward Currency Contracts..................................      (448)      896          --          --
                                                                    ---------  --------  ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    20,122    56,488      82,108     218,433
                                                                    ---------  --------  ----------  ----------
   Distributions:/^ /
       Institutional Class Shares..................................   (55,242)   (9,312)    (22,158)    (18,564)
                                                                    ---------  --------  ----------  ----------
          Total Distributions......................................   (55,242)   (9,312)    (22,158)    (18,564)
                                                                    ---------  --------  ----------  ----------
   Capital Share Transactions (1):
       Shares Issued...............................................   104,340   101,630     400,167     343,508
       Shares Issued in Lieu of Cash Distributions.................    55,182     8,734      20,444      17,598
       Shares Redeemed.............................................  (119,686)  (73,606)   (236,226)   (199,415)
                                                                    ---------  --------  ----------  ----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    39,836    36,758     184,385     161,691
                                                                    ---------  --------  ----------  ----------
          Total Increase (Decrease) in Net Assets..................     4,716    83,934     244,335     361,560
NET ASSETS
   Beginning of Year...............................................   322,347   238,413   1,212,883     851,323
                                                                    ---------  --------  ----------  ----------
   End of Year..................................................... $ 327,063  $322,347  $1,457,218  $1,212,883
                                                                    =========  ========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     7,678     7,516      23,452      23,434
   Shares Issued in Lieu of Cash Distributions.....................     4,245       681       1,202       1,194
   Shares Redeemed.................................................    (8,983)   (5,541)    (13,769)    (13,683)
                                                                    ---------  --------  ----------  ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     2,940     2,656      10,885      10,945
                                                                    =========  ========  ==========  ==========

                                                                      U.S. LARGE CAP VALUE
                                                                            PORTFOLIO
                                                                    ------------------------
                                                                       YEAR         YEAR
                                                                       ENDED        ENDED
                                                                      OCT 31,      OCT 31,
                                                                       2018         2017
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   505,087  $   427,035
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold/*,** /...........................          --    1,154,160
       Affiliated Investment Companies Shares Sold.................          --           --
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................   1,280,400           --
       Futures.....................................................          --       18,720
       Foreign Currency Transactions...............................          --           --
       Forward Currency Contracts..................................          --           --
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................          --    2,764,575
       Affiliated Investment Companies Shares......................          --           --
       Transactions Allocated from Affiliated Investment
         Company...................................................  (1,151,639)          --
       Futures.....................................................          --       10,896
       Translation of Foreign Currency Denominated Amounts.........          --           --
       Forward Currency Contracts..................................          --           --
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     633,848    4,375,386
                                                                    -----------  -----------
   Distributions:/^ /
       Institutional Class Shares..................................  (1,599,355)    (849,873)
                                                                    -----------  -----------
          Total Distributions......................................  (1,599,355)    (849,873)
                                                                    -----------  -----------
   Capital Share Transactions (1):
       Shares Issued...............................................   5,451,856    5,277,113
       Shares Issued in Lieu of Cash Distributions.................   1,507,556      793,913
       Shares Redeemed.............................................  (4,458,440)  (3,536,921)
                                                                    -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................   2,500,972    2,534,105
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................   1,535,465    6,059,618
NET ASSETS
   Beginning of Year...............................................  23,732,871   17,673,253
                                                                    -----------  -----------
   End of Year..................................................... $25,268,336  $23,732,871
                                                                    ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     139,106      144,495
   Shares Issued in Lieu of Cash Distributions.....................      39,063       22,018
   Shares Redeemed.................................................    (113,759)     (97,162)
                                                                    -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      64,410       69,351
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $ 0 and $ 0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $ 0 and $ 0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                       U.S. TARGETED VALUE      U.S. SMALL CAP VALUE
                                                                            PORTFOLIO                 PORTFOLIO
                                                                    ------------------------  ------------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                       ENDED        ENDED        ENDED        ENDED
                                                                      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                       2018         2017         2018         2017
                                                                    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   133,663  $   109,197  $   157,417  $   118,233
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     450,081      454,563      833,947      690,721
       Affiliated Investment Companies Shares Sold.................        (120)          (1)        (150)          22
       Futures.....................................................      10,338       17,659        8,130       26,310
       Foreign Currency Transactions...............................         (10)           6           (5)          --
       In-Kind Redemptions.........................................      16,160           --           --       79,386
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (761,255)   1,335,548   (1,207,909)   2,156,333
       Affiliated Investment Companies Shares......................           2         (188)         (29)        (216)
       Futures.....................................................      (3,019)       2,939       (7,825)       9,284
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (154,160)   1,919,723     (216,424)   3,080,073
                                                                    -----------  -----------  -----------  -----------
Distributions:/^ /
   Class R1 Shares.................................................      (2,923)      (1,891)          --           --
   Class R2 Shares.................................................      (7,940)      (7,083)          --           --
   Institutional Class Shares......................................    (575,420)    (394,532)    (834,889)    (647,124)
                                                                    -----------  -----------  -----------  -----------
          Total Distributions......................................    (586,283)    (403,506)    (834,889)    (647,124)
                                                                    -----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   2,212,541    3,081,447    2,623,124    2,978,426
   Shares Issued in Lieu of Cash Distributions.....................     552,460      373,214      765,814      585,631
   Shares Redeemed.................................................  (2,301,827)  (2,298,736)  (2,770,877)  (3,444,324)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................     463,174    1,155,925      618,061      119,733
                                                                    -----------  -----------  -----------  -----------
          Total Increase (Decrease) in Net Assets..................    (277,269)   2,672,142     (433,252)   2,552,682
NET ASSETS
   Beginning of Year...............................................  10,740,431    8,068,289   15,165,867   12,613,185
                                                                    -----------  -----------  -----------  -----------
   End of Year..................................................... $10,463,162  $10,740,431  $14,732,615  $15,165,867
                                                                    ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................      87,535      128,009       67,506       80,463
   Shares Issued in Lieu of Cash Distributions.....................      22,442       15,383       20,311       15,504
   Shares Redeemed.................................................     (90,819)     (95,985)     (71,140)     (92,936)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      19,158       47,407       16,677        3,031
                                                                    ===========  ===========  ===========  ===========

                                                                       U.S. CORE EQUITY 1
                                                                            PORTFOLIO
                                                                    ------------------------
                                                                       YEAR         YEAR
                                                                       ENDED        ENDED
                                                                      OCT 31,      OCT 31,
                                                                       2018         2017
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   359,365  $   299,067
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     159,334       96,159
       Affiliated Investment Companies Shares Sold.................        (157)         (35)
       Futures.....................................................      22,597       15,613
       Foreign Currency Transactions...............................          (2)           3
       In-Kind Redemptions.........................................          --           --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     582,991    3,505,095
       Affiliated Investment Companies Shares......................           1         (188)
       Futures.....................................................     (12,157)      10,034
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................   1,111,972    3,925,748
                                                                    -----------  -----------
Distributions:/^ /
   Class R1 Shares.................................................          --           --
   Class R2 Shares.................................................          --           --
   Institutional Class Shares......................................    (460,863)    (382,049)
                                                                    -----------  -----------
          Total Distributions......................................    (460,863)    (382,049)
                                                                    -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   5,010,981    4,637,048
   Shares Issued in Lieu of Cash Distributions.....................     450,061      368,386
   Shares Redeemed.................................................  (3,245,167)  (2,746,550)
                                                                    -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................   2,215,875    2,258,884
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................   2,866,984    5,802,583
NET ASSETS
   Beginning of Year...............................................  20,762,742   14,960,159
                                                                    -----------  -----------
   End of Year..................................................... $23,629,726  $20,762,742
                                                                    ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     213,759      229,289
   Shares Issued in Lieu of Cash Distributions.....................      19,536       18,264
   Shares Redeemed.................................................    (138,602)    (135,531)
                                                                    -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      94,693      112,022
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    U.S. CORE EQUITY 2 PORTFOLIO U.S. VECTOR EQUITY PORTFOLIO
                                                                    ---------------------------  ---------------------------
                                                                       YEAR           YEAR          YEAR           YEAR
                                                                       ENDED          ENDED         ENDED          ENDED
                                                                      OCT 31,        OCT 31,       OCT 31,        OCT 31,
                                                                       2018           2017          2018           2017
                                                                     -----------   -----------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   379,407    $   320,409   $   66,134     $   59,721
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     287,280        192,862      112,491        167,995
       Affiliated Investment Companies Shares Sold.................        (115)            31          (52)             5
       Futures.....................................................      26,827         19,381        1,014          5,443
       Foreign Currency Transactions...............................          (4)             5           --              2
       In-Kind Redemptions.........................................          --             --           --             --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     218,021      3,702,303     (137,731)       706,848
       Affiliated Investment Companies Shares......................         (15)          (261)         (17)           (57)
       Futures.....................................................     (16,600)        11,212          631            835
                                                                     -----------   -----------    ----------     ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     894,801      4,245,942       42,470        940,792
                                                                     -----------   -----------    ----------     ----------
Distributions:/^ /
       Institutional Class Shares..................................    (577,402)      (445,016)    (226,006)      (157,934)
                                                                     -----------   -----------    ----------     ----------
          Total Distributions......................................    (577,402)      (445,016)    (226,006)      (157,934)
                                                                     -----------   -----------    ----------     ----------
Capital Share Transactions (1):
   Shares Issued...................................................   4,612,048      4,120,340      801,656        873,587
   Shares Issued in Lieu of Cash Distributions.....................     567,939        439,092      223,582        155,990
   Shares Redeemed.................................................  (3,335,154)    (2,695,986)    (954,936)      (911,079)
                                                                     -----------   -----------    ----------     ----------
          Net Increase (Decrease) from Capital Share...............
          Transactions.............................................   1,844,833      1,863,446       70,302        118,498
                                                                     -----------   -----------    ----------     ----------
          Total Increase (Decrease) in Net Assets..................   2,162,232      5,664,372     (113,234)       901,356
NET ASSETS
   Beginning of Year...............................................  22,515,418     16,851,046    4,724,003      3,822,647
                                                                     -----------   -----------    ----------     ----------
   End of Year..................................................... $24,677,650    $22,515,418   $4,610,769     $4,724,003
                                                                     ===========   ===========    ==========     ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     209,626        212,849       41,129         48,648
   Shares Issued in Lieu of Cash Distributions.....................      26,310         22,777       11,712          8,720
   Shares Redeemed.................................................    (151,440)      (139,061)     (48,909)       (50,704)
                                                                     -----------   -----------    ----------     ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      84,496         96,565        3,932          6,664
                                                                     ===========   ===========    ==========     ==========

                                                                    U.S. SMALL CAP PORTFOLIO
                                                                    ------------------------
                                                                       YEAR         YEAR
                                                                       ENDED        ENDED
                                                                      OCT 31,      OCT 31,
                                                                       2018         2017
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   190,744  $   160,232
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     630,926      610,335
       Affiliated Investment Companies Shares Sold.................        (358)        (107)
       Futures.....................................................      14,477       18,310
       Foreign Currency Transactions...............................          (6)          15
       In-Kind Redemptions.........................................          --      125,200
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (714,753)   2,387,599
       Affiliated Investment Companies Shares......................         (18)        (345)
       Futures.....................................................      (5,817)      10,124
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     115,195    3,311,363
                                                                    -----------  -----------
Distributions:/^ /
       Institutional Class Shares..................................    (828,617)    (511,582)
                                                                    -----------  -----------
          Total Distributions......................................    (828,617)    (511,582)
                                                                    -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   3,281,164    3,737,913
   Shares Issued in Lieu of Cash Distributions.....................     786,942      484,150
   Shares Redeemed.................................................  (2,983,020)  (3,067,256)
                                                                    -----------  -----------
          Net Increase (Decrease) from Capital Share...............
          Transactions.............................................   1,085,086    1,154,807
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................     371,664    3,954,588
NET ASSETS
   Beginning of Year...............................................  16,931,787   12,977,199
                                                                    -----------  -----------
   End of Year..................................................... $17,303,451  $16,931,787
                                                                    ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................      88,622      109,356
   Shares Issued in Lieu of Cash Distributions.....................      21,913       14,119
   Shares Redeemed.................................................     (80,602)     (89,947)
                                                                    -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      29,933       33,528
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                             U.S. HIGH RELATIVE
                                                                    U.S. MICRO CAP PORTFOLIO PROFITABILITY PORTFOLIO
                                                                    -----------------------  ----------------------
                                                                                                          PERIOD
                                                                                                          MAY 16,
                                                                       YEAR        YEAR        YEAR       2017(A)
                                                                       ENDED       ENDED       ENDED        TO
                                                                      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                       2018        2017        2018        2017
                                                                    ----------  -----------   --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   49,928  $    43,746  $  6,528    $    672
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................    264,588      283,405    (2,077)         43
       Affiliated Investment Companies Shares Sold.................        (61)          12        (3)         (1)
       Futures.....................................................      7,709        9,052        59        (394)
       Foreign Currency Transactions...............................         (3)          --        --          --
       In-Kind Redemptions.........................................         --           --        --          --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................   (242,170)   1,119,931        35       9,520
       Affiliated Investment Companies Shares......................         (7)        (105)        1          (1)
       Futures.....................................................     (3,647)       2,595        --          --
                                                                    ----------  -----------   --------    --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     76,337    1,458,636     4,543       9,839
                                                                    ----------  -----------   --------    --------
Distributions:/^ /
       Institutional Class Shares..................................   (328,523)    (299,796)   (5,717)       (541)
                                                                    ----------  -----------   --------    --------
          Total Distributions......................................   (328,523)    (299,796)   (5,717)       (541)
                                                                    ----------  -----------   --------    --------
Capital Share Transactions (1):
   Shares Issued...................................................    990,936      757,322   637,379     134,388
   Shares Issued in Lieu of Cash Distributions.....................    302,813      276,724     5,712         541
   Shares Redeemed.................................................   (869,977)  (1,014,479)  (60,262)     (3,154)
                                                                    ----------  -----------   --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    423,772       19,567   582,829     131,775
                                                                    ----------  -----------   --------    --------
          Total Increase (Decrease) in Net Assets..................    171,586    1,178,407   581,655     141,073
NET ASSETS
   Beginning of Year...............................................  6,306,730    5,128,323   141,073          --
                                                                    ----------  -----------   --------    --------
   End of Year..................................................... $6,478,316  $ 6,306,730  $722,728    $141,073
                                                                    ==========  ===========   ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     43,334       36,173    52,575      13,154
   Shares Issued in Lieu of Cash Distributions.....................     13,706       13,144       468          52
   Shares Redeemed.................................................    (38,021)     (48,215)   (4,950)       (302)
                                                                    ----------  -----------   --------    --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     19,019        1,102    48,093      12,904
                                                                    ==========  ===========   ========    ========

                                                                    DFA REAL ESTATE SECURITIES
                                                                            PORTFOLIO
                                                                    ------------------------


                                                                       YEAR          YEAR
                                                                       ENDED         ENDED
                                                                      OCT 31,       OCT 31,
                                                                       2018          2017
                                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   399,946   $   190,490
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     (46,559)       47,672
       Affiliated Investment Companies Shares Sold.................         (37)          (67)
       Futures.....................................................       8,922         8,131
       Foreign Currency Transactions...............................          --            --
       In-Kind Redemptions.........................................      80,654            --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (196,570)      183,941
       Affiliated Investment Companies Shares......................          (2)          (61)
       Futures.....................................................      (2,811)        3,862
                                                                    -----------   -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     243,543       433,968
                                                                    -----------   -----------
Distributions:/^ /
       Institutional Class Shares..................................    (439,618)     (283,862)
                                                                    -----------   -----------
          Total Distributions......................................    (439,618)     (283,862)
                                                                    -----------   -----------
Capital Share Transactions (1):
   Shares Issued...................................................   1,859,208     1,766,337
   Shares Issued in Lieu of Cash Distributions.....................     351,943       217,675
   Shares Redeemed.................................................  (1,718,594)   (1,113,122)
                                                                    -----------   -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................     492,557       870,890
                                                                    -----------   -----------
          Total Increase (Decrease) in Net Assets..................     296,482     1,020,996
NET ASSETS
   Beginning of Year...............................................   8,281,176     7,260,180
                                                                    -----------   -----------
   End of Year..................................................... $ 8,577,658   $ 8,281,176
                                                                    ===========   ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................      54,826        50,891
   Shares Issued in Lieu of Cash Distributions.....................      10,160         6,384
   Shares Redeemed.................................................     (50,388)      (32,116)
                                                                    -----------   -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      14,598        25,159
                                                                    ===========   ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    LARGE CAP INTERNATIONAL    INTERNATIONAL CORE
                                                                           PORTFOLIO            EQUITY PORTFOLIO
                                                                    ----------------------  ------------------------
                                                                       YEAR        YEAR        YEAR         YEAR
                                                                       ENDED       ENDED       ENDED        ENDED
                                                                      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                       2018        2017        2018         2017
                                                                    ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $  135,824  $  111,927  $   753,667  $   550,178
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................      9,278     157,652       37,602      (29,889)
       Affiliated Investment Companies Shares Sold.................        (31)         51          (83)          10
       Transactions Allocated from Affiliated Investment...........
       Company*,**.................................................         --          --           --           --
       Futures.....................................................      5,207       4,534       42,294       22,487
       Foreign Currency Transactions...............................     (1,098)       (583)      (6,317)      (2,708)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................   (492,554)    608,562   (3,538,139)   4,344,669
       Affiliated Investment Companies Shares......................         35         (72)         (17)        (168)
       Transactions Allocated from Affiliated Investment
         Company...................................................         --          --           --           --
       Futures.....................................................     (3,535)      1,881      (17,544)      11,863
       Translation of Foreign Currency Denominated Amounts.........       (201)        330         (811)       1,409
                                                                    ----------  ----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................   (347,075)    884,282   (2,729,348)   4,897,851
                                                                    ----------  ----------  -----------  -----------
Distributions:/^ /
       Institutional Class Shares..................................   (132,270)   (111,606)    (711,406)    (533,126)
                                                                    ----------  ----------  -----------  -----------
          Total Distributions......................................   (132,270)   (111,606)    (711,406)    (533,126)
                                                                    ----------  ----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................  1,048,667     960,010    8,724,881    6,327,731
   Shares Issued in Lieu of Cash Distributions.....................    116,674      99,282      674,993      506,159
   Shares Redeemed.................................................   (821,680)   (636,653)  (4,228,499)  (2,737,658)
                                                                    ----------  ----------  -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    343,661     422,639    5,171,375    4,096,232
                                                                    ----------  ----------  -----------  -----------
          Total Increase (Decrease) in Net Assets..................   (135,684)  1,195,315    1,730,621    8,460,957
NET ASSETS
   Beginning of Year...............................................  4,723,090   3,527,775   25,443,968   16,983,011
                                                                    ----------  ----------  -----------  -----------
   End of Year..................................................... $4,587,406  $4,723,090  $27,174,589  $25,443,968
                                                                    ==========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     44,730      45,425      611,977      496,127
   Shares Issued in Lieu of Cash Distributions.....................      5,040       4,623       48,289       39,374
   Shares Redeemed.................................................    (35,059)    (29,985)    (299,311)    (213,878)
                                                                    ----------  ----------  -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     14,711      20,063      360,955      321,623
                                                                    ==========  ==========  ===========  ===========

                                                                       INTERNATIONAL SMALL
                                                                        COMPANY PORTFOLIO
                                                                    ------------------------
                                                                       YEAR         YEAR
                                                                       ENDED        ENDED
                                                                      OCT 31,      OCT 31,
                                                                       2018         2017
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   305,199  $   254,211
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................          --      422,014
       Affiliated Investment Companies Shares Sold.................          --           --
       Transactions Allocated from Affiliated Investment...........
       Company*,**.................................................     549,889           --
       Futures.....................................................      17,382       11,549
       Foreign Currency Transactions...............................          --       (1,764)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................          --    2,134,951
       Affiliated Investment Companies Shares......................          --           --
       Transactions Allocated from Affiliated Investment
         Company...................................................  (2,214,609)          --
       Futures.....................................................      (9,491)       5,699
       Translation of Foreign Currency Denominated Amounts.........          --          864
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (1,351,630)   2,827,524
                                                                    -----------  -----------
Distributions:/^ /
       Institutional Class Shares..................................    (711,038)    (475,617)
                                                                    -----------  -----------
          Total Distributions......................................    (711,038)    (475,617)
                                                                    -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   2,606,895    2,235,300
   Shares Issued in Lieu of Cash Distributions.....................     680,889      456,455
   Shares Redeemed.................................................  (2,059,202)  (1,940,733)
                                                                    -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................   1,228,582      751,022
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................    (834,086)   3,102,929
NET ASSETS
   Beginning of Year...............................................  13,490,290   10,387,361
                                                                    -----------  -----------
   End of Year..................................................... $12,656,204  $13,490,290
                                                                    ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     124,547      116,685
   Shares Issued in Lieu of Cash Distributions.....................      33,057       25,675
   Shares Redeemed.................................................     (98,779)     (99,987)
                                                                    -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      58,825       42,373
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      GLOBAL SMALL       JAPANESE SMALL    ASIA PACIFIC SMALL
                                                                    COMPANY PORTFOLIO  COMPANY PORTFOLIO    COMPANY PORTFOLIO
                                                                    ----------------  -------------------  ------------------
                                                                             PERIOD
                                                                             JAN 18,
                                                                     YEAR    2017(A)    YEAR       YEAR      YEAR      YEAR
                                                                     ENDED     TO       ENDED      ENDED     ENDED     ENDED
                                                                    OCT 31,  OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                     2018     2017      2018       2017      2018      2017
                                                                    -------  -------  ---------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   403  $   134  $  10,186  $  8,388  $ 12,981  $  9,516
   Capital Gain Distributions Received from Affiliated
     Investment Companies..........................................     333       --         --        --        --        --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................      --      105         --    28,171        --     9,656
       Affiliated Investment Companies Shares Sold.................     (93)      (6)        --        --        --        --
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................    (602)      --     36,946        --   (13,453)       --
       Futures.....................................................      15        1         --        --        --        --
       Foreign Currency Transactions...............................      --       --         --      (465)       --      (119)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................      --       (3)        --    99,585        --    22,259
       Affiliated Investment Companies Shares......................    (772)   1,299         --        --        --        --
       Transactions Allocated from Affiliated Investment
         Company...................................................  (1,701)      --   (101,251)       --   (33,087)       --
       Futures.....................................................      --       --         --         1        --        --
       Translation of Foreign Currency Denominated Amounts.........      --       --         --        87        --        (1)
                                                                    -------  -------  ---------  --------  --------  --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (2,417)   1,530    (54,119)  135,767   (33,559)   41,311
                                                                    -------  -------  ---------  --------  --------  --------
Distributions:/^ /
       Institutional Class Shares..................................    (350)      --    (15,936)   (9,568)  (13,370)   (8,894)
                                                                    -------  -------  ---------  --------  --------  --------
          Total Distributions......................................    (350)      --    (15,936)   (9,568)  (13,370)   (8,894)
                                                                    -------  -------  ---------  --------  --------  --------
Capital Share Transactions (1):
   Shares Issued...................................................  22,726   14,416    141,296    99,301   103,070    64,454
   Shares Issued in Lieu of Cash Distributions.....................     350       --     14,541     8,825    12,186     8,101
   Shares Redeemed.................................................  (3,950)    (925)  (111,110)  (95,760)  (54,145)  (24,394)
                                                                    -------  -------  ---------  --------  --------  --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................  19,126   13,491     44,727    12,366    61,111    48,161
                                                                    -------  -------  ---------  --------  --------  --------
          Total Increase (Decrease) in Net Assets..................  16,359   15,021    (25,328)  138,565    14,182    80,578
NET ASSETS
   Beginning of Year...............................................  15,021       --    647,978   509,413   332,153   251,575
                                                                    -------  -------  ---------  --------  --------  --------
   End of Year..................................................... $31,380  $15,021  $ 622,650  $647,978  $346,335  $332,153
                                                                    =======  =======  =========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................   1,939    1,388      4,906     4,150     4,371     2,864
   Shares Issued in Lieu of Cash Distributions.....................      31       --        505       401       527       408
   Shares Redeemed.................................................    (346)     (86)    (3,870)   (4,002)   (2,282)   (1,095)
                                                                    -------  -------  ---------  --------  --------  --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................   1,624    1,302      1,541       549     2,616     2,177
                                                                    =======  =======  =========  ========  ========  ========

* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                     UNITED KINGDOM    CONTINENTAL SMALL
                                                                          SMALL             COMPANY
                                                                    ----------------  -------------------
                                                                    COMPANY PORTFOLIO      PORTFOLIO
                                                                     YEAR     YEAR      YEAR       YEAR
                                                                     ENDED    ENDED     ENDED      ENDED
                                                                    OCT 31,  OCT 31,   OCT 31,    OCT 31,
                                                                     2018     2017      2018       2017
                                                                    -------  -------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $ 1,170  $ 1,220  $  15,590  $  7,573
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................      --    1,725         --    14,907
       Affiliated Investment Companies Shares Sold.................      --       --         --        --
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................   2,228       --     19,862        --
       Futures.....................................................      --       --         --        --
       Foreign Currency Transactions...............................      --        6         --        89
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................      --    7,588         --    94,661
       Affiliated Investment Companies Shares......................      --       --         --        --
       Transactions Allocated from Affiliated Investment
         Company...................................................  (7,070)      --   (119,115)       --
       Futures.....................................................      --       --         --        --
       Translation of Foreign Currency Denominated Amounts.........      --        4         --        24
                                                                    -------  -------  ---------  --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (3,672)  10,543    (83,663)  117,254
                                                                    -------  -------  ---------  --------
Distributions:/^ /
       Institutional Class Shares..................................  (3,924)  (3,006)   (20,414)   (7,715)
                                                                    -------  -------  ---------  --------
          Total Distributions......................................  (3,924)  (3,006)   (20,414)   (7,715)
                                                                    -------  -------  ---------  --------
Capital Share Transactions (1):
   Shares Issued...................................................   2,809   12,269    207,831   209,825
   Shares Issued in Lieu of Cash Distributions.....................   3,396    2,618     19,301     7,180
   Shares Redeemed.................................................  (7,435)  (9,570)   (69,751)  (26,314)
                                                                    -------  -------  ---------  --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................  (1,230)   5,317    157,381   190,691
                                                                    -------  -------  ---------  --------
          Total Increase (Decrease) in Net Assets..................  (8,826)  12,854     53,304   300,230
NET ASSETS
   Beginning of Year...............................................  45,177   32,323    592,347   292,117
                                                                    -------  -------  ---------  --------
   End of Year..................................................... $36,351  $45,177  $ 645,651  $592,347
                                                                    =======  =======  =========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................      91      435      7,354     8,148
   Shares Issued in Lieu of Cash Distributions.....................     114       95        709       280
   Shares Redeemed.................................................    (239)    (335)    (2,541)   (1,053)
                                                                    -------  -------  ---------  --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     (34)     195      5,522     7,375
                                                                    =======  =======  =========  ========

                                                                     DFA INTERNATIONAL REAL
                                                                    --------------------------
                                                                    ESTATE SECURITIES PORTFOLIO
                                                                       YEAR           YEAR
                                                                       ENDED          ENDED
                                                                      OCT 31,        OCT 31,
                                                                       2018           2017
                                                                     -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   245,747    $  198,330
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     (55,861)      (21,413)
       Affiliated Investment Companies Shares Sold.................         (50)           21
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................          --            --
       Futures.....................................................       6,053         6,597
       Foreign Currency Transactions...............................       3,300           439
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (212,037)       60,643
       Affiliated Investment Companies Shares......................           6           (17)
       Transactions Allocated from Affiliated Investment
         Company...................................................          --            --
       Futures.....................................................      (1,430)          754
       Translation of Foreign Currency Denominated Amounts.........        (239)          254
                                                                     -----------   ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     (14,511)      245,608
                                                                     -----------   ----------
Distributions:/^ /
       Institutional Class Shares..................................    (241,977)     (326,892)
                                                                     -----------   ----------
          Total Distributions......................................    (241,977)     (326,892)
                                                                     -----------   ----------
Capital Share Transactions (1):
   Shares Issued...................................................   1,129,099     1,720,625
   Shares Issued in Lieu of Cash Distributions.....................     238,291       320,016
   Shares Redeemed.................................................  (1,166,148)     (643,227)
                                                                     -----------   ----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................     201,242     1,397,414
                                                                     -----------   ----------
          Total Increase (Decrease) in Net Assets..................     (55,246)    1,316,130
NET ASSETS
   Beginning of Year...............................................   5,497,753     4,181,623
                                                                     -----------   ----------
   End of Year..................................................... $ 5,442,507    $5,497,753
                                                                     ===========   ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     219,592       347,476
   Shares Issued in Lieu of Cash Distributions.....................      46,632        69,418
   Shares Redeemed.................................................    (228,031)     (132,019)
                                                                     -----------   ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      38,193       284,875
                                                                     ===========   ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                     DFA GLOBAL REAL ESTATE    DFA INTERNATIONAL SMALL
                                                                      SECURITIES PORTFOLIO       CAP VALUE PORTFOLIO
                                                                    ------------------------  ------------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                       ENDED        ENDED        ENDED        ENDED
                                                                      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                       2018         2017         2018         2017
                                                                    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   319,485  $   228,639  $   333,887  $   269,343
   Capital Gain Distributions Received from Investment
     Securities....................................................       5,030       14,569           --           --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     (30,218)      17,657      489,396      551,715
       Affiliated Investment Companies Shares Sold.................      13,679        2,178          (64)          14
       Futures.....................................................          --          149       19,832       14,572
       Foreign Currency Transactions...............................          --            3      (11,795)      (1,896)
       In-Kind Redemptions.........................................          --           --           --       82,012
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................      (6,013)      43,892   (2,949,087)   2,598,933
       Affiliated Investment Companies Shares......................    (177,027)      (5,082)         (36)        (118)
       Futures.....................................................          --           --       (7,629)       9,407
       Translation of Foreign Currency Denominated Amounts.........          --           --         (512)       1,459
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     124,936      302,005   (2,126,008)   3,525,441
                                                                    -----------  -----------  -----------  -----------
Distributions:/^ /
       Institutional Class Shares..................................    (255,497)    (243,001)    (896,785)    (609,450)
                                                                    -----------  -----------  -----------  -----------
          Total Distributions......................................    (255,497)    (243,001)    (896,785)    (609,450)
                                                                    -----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   2,076,669    2,695,188    2,575,335    1,958,045
   Shares Issued in Lieu of Cash Distributions.....................     245,163      233,500      810,215      544,816
   Shares Redeemed.................................................  (1,469,129)  (1,122,865)  (2,737,533)  (2,266,110)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................     852,703    1,805,823      648,017      236,751
                                                                    -----------  -----------  -----------  -----------
          Total Increase (Decrease) in Net Assets..................     722,142    1,864,827   (2,374,776)   3,152,742
NET ASSETS
   Beginning of Year...............................................   6,753,782    4,888,955   16,162,471   13,009,729
                                                                    -----------  -----------  -----------  -----------
   End of Year..................................................... $ 7,475,924  $ 6,753,782  $13,787,695  $16,162,471
                                                                    ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     193,699      251,258      116,242       93,807
   Shares Issued in Lieu of Cash Distributions.....................      22,410       23,234       36,559       28,186
   Shares Redeemed.................................................    (137,791)    (105,800)    (123,463)    (108,244)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      78,318      168,692       29,338       13,749
                                                                    ===========  ===========  ===========  ===========

                                                                    INTERNATIONAL VECTOR EQUITY
                                                                     PORTFOLIO
                                                                     ----------    ----------
                                                                       YEAR          YEAR
                                                                       ENDED         ENDED
                                                                      OCT 31,       OCT 31,
                                                                       2018          2017
                                                                     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   63,232    $   51,389
   Capital Gain Distributions Received from Investment
     Securities....................................................         --            --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     81,370        10,627
       Affiliated Investment Companies Shares Sold.................         (4)           (1)
       Futures.....................................................        (84)          158
       Foreign Currency Transactions...............................       (430)         (413)
       In-Kind Redemptions.........................................         --            --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................   (401,480)      459,554
       Affiliated Investment Companies Shares......................         (6)          (16)
       Futures.....................................................         --            --
       Translation of Foreign Currency Denominated Amounts.........        (65)          168
                                                                     ----------    ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................   (257,467)      521,466
                                                                     ----------    ----------
Distributions:/^ /
       Institutional Class Shares..................................    (69,245)      (54,431)
                                                                     ----------    ----------
          Total Distributions......................................    (69,245)      (54,431)
                                                                     ----------    ----------
Capital Share Transactions (1):
   Shares Issued...................................................    587,591       447,784
   Shares Issued in Lieu of Cash Distributions.....................     68,621        53,927
   Shares Redeemed.................................................   (418,135)     (295,368)
                                                                     ----------    ----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    238,077       206,343
                                                                     ----------    ----------
          Total Increase (Decrease) in Net Assets..................    (88,635)      673,378
NET ASSETS
   Beginning of Year...............................................  2,529,852     1,856,474
                                                                     ----------    ----------
   End of Year..................................................... $2,441,217    $2,529,852
                                                                     ==========    ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     44,843        37,714
   Shares Issued in Lieu of Cash Distributions.....................      5,242         4,561
   Shares Redeemed.................................................    (31,849)      (24,782)
                                                                     ----------    ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     18,236        17,493
                                                                     ==========    ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    INTERNATIONAL HIGH
                                                                         RELATIVE      WORLD EX U.S. VALUE WORLD EX U.S. TARGETED
                                                                      PROFITABILITY
                                                                        PORTFOLIO           PORTFOLIO        VALUE PORTFOLIO
                                                                    -----------------  ------------------  ---------------------
                                                                              PERIOD
                                                                              MAY 16,
                                                                      YEAR    2017(A)    YEAR      YEAR      YEAR        YEAR
                                                                      ENDED     TO       ENDED     ENDED     ENDED       ENDED
                                                                     OCT 31,  OCT 31,   OCT 31,   OCT 31,   OCT 31,     OCT 31,
                                                                      2018     2017      2018      2017      2018        2017
                                                                    --------  -------  --------  --------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $  4,407  $   426  $  6,776  $  5,730  $  10,453   $  7,583
   Capital Gain Distributions Received from Investment
     Securities....................................................       --       --       772       653         --         --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................   (1,478)    (165)       --     1,111     14,758     17,468
       Affiliated Investment Companies Shares Sold.................       --       --      (152)      599         (1)        --
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................       --       --     4,866        --         --         --
       Futures.....................................................      167      (72)       --       262         22         --
       Foreign Currency Transactions...............................       35       19        --       (26)      (268)       (26)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................  (27,436)   3,720        --    41,263    (98,264)    65,446
       Affiliated Investment Companies Shares......................       --       --    (4,644)     (148)        --         (1)
       Transactions Allocated from Affiliated Investment
         Company...................................................       --       --   (30,618)       --         --         --
       Futures.....................................................       --       --        --        99         --         --
       Translation of Foreign Currency Denominated Amounts.........       (7)      (1)       --        13         (8)        19
                                                                    --------  -------  --------  --------  ---------   --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (24,312)   3,927   (23,000)   49,556    (73,308)    90,489
                                                                    --------  -------  --------  --------  ---------   --------
Distributions:/^ /
       Institutional Class Shares..................................   (3,960)    (299)   (8,118)   (4,532)   (18,759)    (7,684)
                                                                    --------  -------  --------  --------  ---------   --------
          Total Distributions......................................   (3,960)    (299)   (8,118)   (4,532)   (18,759)    (7,684)
                                                                    --------  -------  --------  --------  ---------   --------
Capital Share Transactions (1):
   Shares Issued...................................................  252,625   65,210    78,125    44,260    215,731    132,580
   Shares Issued in Lieu of Cash Distributions.....................    3,958      299     8,111     4,529     18,713      7,665
   Shares Redeemed.................................................  (29,236)  (1,344)  (61,001)  (35,416)  (148,726)   (37,758)
                                                                    --------  -------  --------  --------  ---------   --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................  227,347   64,165    25,235    13,373     85,718    102,487
                                                                    --------  -------  --------  --------  ---------   --------
          Total Increase (Decrease) in Net Assets..................  199,075   67,793    (5,883)   58,397     (6,349)   185,292
NET ASSETS
   Beginning of Year...............................................   67,793       --   246,551   188,154    466,504    281,212
                                                                    --------  -------  --------  --------  ---------   --------
   End of Year..................................................... $266,868  $67,793  $240,668  $246,551  $ 460,155   $466,504
                                                                    ========  =======  ========  ========  =========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................   23,561    6,451     6,253     3,780     15,217      9,799
   Shares Issued in Lieu of Cash Distributions.....................      374       29       657       407      1,301        558
   Shares Redeemed.................................................   (2,797)    (130)   (4,751)   (3,040)   (10,739)    (2,738)
                                                                    --------  -------  --------  --------  ---------   --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................   21,138    6,350     2,159     1,147      5,779      7,619
                                                                    ========  =======  ========  ========  =========   ========

* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    WORLD EX U.S. CORE EQUITY  WORLD CORE EQUITY
                                                                           PORTFOLIO               PORTFOLIO
                                                                    ------------------------  -------------------
                                                                       YEAR         YEAR        YEAR       YEAR
                                                                       ENDED        ENDED       ENDED      ENDED
                                                                      OCT 31,      OCT 31,     OCT 31,    OCT 31,
                                                                       2018         2017        2018       2017
                                                                    ----------   ----------   ---------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   81,701   $   54,316   $  13,553  $  8,719
   Capital Gain Distributions Received from Investment
     Securities....................................................         --           --       1,843       898
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     21,093        7,525          --         3
       Affiliated Investment Companies Shares Sold.................         (7)          (4)      1,952      (418)
       Futures.....................................................      1,743           68         145        --
       Foreign Currency Transactions...............................       (951)        (263)         --        --
       Forward Currency Contracts..................................         --           --          --        --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................   (472,935)     443,948          --        (1)
       Affiliated Investment Companies Shares......................         (1)         (14)    (39,888)   90,087
       Futures.....................................................         --           --          --        --
       Translation of Foreign Currency Denominated Amounts.........        (79)         105          --        --
       Forward Currency Contracts..................................         --           --          --        --
                                                                    ----------   ----------   ---------  --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................   (369,436)     505,681     (22,395)   99,288
                                                                    ----------   ----------   ---------  --------
Distributions:/^ /
       Institutional Class Shares..................................    (75,944)     (52,690)    (14,502)  (10,264)
                                                                    ----------   ----------   ---------  --------
          Total Distributions......................................    (75,944)     (52,690)    (14,502)  (10,264)
                                                                    ----------   ----------   ---------  --------
Capital Share Transactions (1):
   Shares Issued...................................................  1,408,140    1,011,672     346,536   124,892
   Shares Issued in Lieu of Cash Distributions.....................     72,834       50,176      14,069    10,005
   Shares Redeemed.................................................   (711,170)    (365,917)   (129,087)  (47,259)
                                                                    ----------   ----------   ---------  --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    769,804      695,931     231,518    87,638
                                                                    ----------   ----------   ---------  --------
          Total Increase (Decrease) in Net Assets..................    324,424    1,148,922     194,621   176,662
NET ASSETS
   Beginning of Year...............................................  2,805,367    1,656,445     546,891   370,229
                                                                    ----------   ----------   ---------  --------
   End of Year..................................................... $3,129,791   $2,805,367   $ 741,512  $546,891
                                                                    ==========   ==========   =========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................    116,093       92,982      20,931     8,416
   Shares Issued in Lieu of Cash Distributions.....................      6,147        4,555         856       690
   Shares Redeemed.................................................    (59,215)     (33,482)     (7,697)   (3,225)
                                                                    ----------   ----------   ---------  --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     63,025       64,055      14,090     5,881
                                                                    ==========   ==========   =========  ========

                                                                     SELECTIVELY HEDGED
                                                                    GLOBAL EQUITY PORTFOLIO
                                                                    ----------------------
                                                                      YEAR         YEAR
                                                                      ENDED        ENDED
                                                                     OCT 31,      OCT 31,
                                                                      2018         2017
                                                                     ---------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   7,842    $  6,540
   Capital Gain Distributions Received from Investment
     Securities....................................................     1,607         894
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................         1          --
       Affiliated Investment Companies Shares Sold.................     2,046        (555)
       Futures.....................................................     3,877       2,398
       Foreign Currency Transactions...............................        --          --
       Forward Currency Contracts..................................     4,871      (1,466)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................        13           5
       Affiliated Investment Companies Shares......................   (27,187)     64,639
       Futures.....................................................    (2,628)      1,354
       Translation of Foreign Currency Denominated Amounts.........        --          --
       Forward Currency Contracts..................................       178         775
                                                                     ---------   --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (9,380)     74,584
                                                                     ---------   --------
Distributions:/^ /
       Institutional Class Shares..................................   (11,171)     (9,106)
                                                                     ---------   --------
          Total Distributions......................................   (11,171)     (9,106)
                                                                     ---------   --------
Capital Share Transactions (1):
   Shares Issued...................................................   114,026      90,620
   Shares Issued in Lieu of Cash Distributions.....................    11,131       9,105
   Shares Redeemed.................................................  (103,615)    (52,903)
                                                                     ---------   --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    21,542      46,822
                                                                     ---------   --------
          Total Increase (Decrease) in Net Assets..................       991     112,300
NET ASSETS
   Beginning of Year...............................................   402,204     289,904
                                                                     ---------   --------
   End of Year..................................................... $ 403,195    $402,204
                                                                     =========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     6,816       6,000
   Shares Issued in Lieu of Cash Distributions.....................       679         649
   Shares Redeemed.................................................    (6,176)     (3,520)
                                                                     ---------   --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     1,319       3,129
                                                                     =========   ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $(1), $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                        EMERGING MARKETS          EMERGING MARKETS
                                                                            PORTFOLIO            SMALL CAP PORTFOLIO
                                                                    ------------------------  ------------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                       ENDED        ENDED        ENDED        ENDED
                                                                      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                       2018         2017         2018         2017
                                                                    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   127,713  $   106,884  $   172,421  $   146,645
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................          --       (9,141)          --      173,759
       Transactions Allocated from Affiliated Investment...........
       Company*,**.................................................      76,077           --      185,571           --
       Futures.....................................................          --        8,254           --        9,252
       Foreign Currency Transactions...............................          --          (31)          --           78
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................          --    1,198,559           --      931,907
       Transactions Allocated from Affiliated Investment
         Company...................................................    (937,174)          --   (1,598,746)          --
       Futures.....................................................          --        1,186           --          854
       Translation of Foreign Currency Denominated Amounts.........          --          (71)          --         (194)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (733,384)   1,305,640   (1,240,754)   1,262,301
                                                                    -----------  -----------  -----------  -----------
Distributions:/^ /
       Class R2 Shares.............................................          --           --           --           --
       Institutional Class Shares..................................    (115,293)    (107,522)    (339,983)    (274,760)
                                                                    -----------  -----------  -----------  -----------
          Total Distributions......................................    (115,293)    (107,522)    (339,983)    (274,760)
                                                                    -----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   1,740,732    1,476,279    1,502,030    1,554,965
   Shares Issued in Lieu of Cash Distributions.....................     104,589      100,892      321,912      259,430
   Shares Redeemed.................................................  (2,235,370)  (1,057,775)  (1,188,516)  (1,011,728)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) from Capital Share...............
          Transactions.............................................    (390,049)     519,396      635,426      802,667
                                                                    -----------  -----------  -----------  -----------
          Total Increase (Decrease) in Net Assets..................  (1,238,726)   1,717,514     (945,311)   1,790,208
NET ASSETS
   Beginning of Year...............................................   6,632,914    4,915,400    7,249,717    5,459,509
                                                                    -----------  -----------  -----------  -----------
   End of Year..................................................... $ 5,394,188  $ 6,632,914  $ 6,304,406  $ 7,249,717
                                                                    ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................      59,520       56,711       66,017       75,223
   Shares Issued in Lieu of Cash Distributions.....................       3,693        3,823       14,324       13,320
   Shares Redeemed.................................................     (75,814)     (39,854)     (52,180)     (47,673)
                                                                    -----------  -----------  -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     (12,601)      20,680       28,161       40,870
                                                                    ===========  ===========  ===========  ===========

                                                                     EMERGING MARKETS VALUE
                                                                            PORTFOLIO
                                                                    ------------------------
                                                                       YEAR         YEAR
                                                                       ENDED        ENDED
                                                                      OCT 31,      OCT 31,
                                                                       2018         2017
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   453,039  $   398,400
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................          --     (258,290)
       Transactions Allocated from Affiliated Investment...........
       Company*,**.................................................     304,582           --
       Futures.....................................................          --       19,890
       Foreign Currency Transactions...............................          --        2,920
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................          --    3,745,161
       Transactions Allocated from Affiliated Investment
         Company...................................................  (2,444,307)          --
       Futures.....................................................          --        3,766
       Translation of Foreign Currency Denominated Amounts.........          --          (53)
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (1,686,686)   3,911,794
                                                                    -----------  -----------
Distributions:/^ /
       Class R2 Shares.............................................        (632)        (847)
       Institutional Class Shares..................................    (438,799)    (339,766)
                                                                    -----------  -----------
          Total Distributions......................................    (439,431)    (340,613)
                                                                    -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................   2,709,737    2,459,482
   Shares Issued in Lieu of Cash Distributions.....................     416,976      322,816
   Shares Redeemed.................................................  (3,958,464)  (3,341,295)
                                                                    -----------  -----------
          Net Increase (Decrease) from Capital Share...............
          Transactions.............................................    (831,751)    (558,997)
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................  (2,957,868)   3,012,184
NET ASSETS
   Beginning of Year...............................................  19,414,428   16,402,244
                                                                    -----------  -----------
   End of Year..................................................... $16,456,560  $19,414,428
                                                                    ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................      88,155       90,920
   Shares Issued in Lieu of Cash Distributions.....................      14,033       11,717
   Shares Redeemed.................................................    (128,806)    (122,531)
                                                                    -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     (26,618)     (19,894)
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $(144), respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $144, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    EMERGING MARKETS CORE EQUITY
                                                                            PORTFOLIO
                                                                    ---------------------------
                                                                       YEAR           YEAR
                                                                       ENDED          ENDED
                                                                      OCT 31,        OCT 31,
                                                                       2018           2017
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   640,665    $   463,779
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................      31,925        (87,713)
       Affiliated Investment Companies Shares Sold.................         (73)           (17)
       Futures.....................................................      23,201         29,430
       Foreign Currency Transactions...............................      (8,571)        (3,967)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................  (4,701,470)     4,549,390
       Affiliated Investment Companies Shares......................         (27)          (115)
       Futures.....................................................     (14,163)         9,334
       Translation of Foreign Currency Denominated Amounts.........        (112)          (275)
                                                                     -----------   -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (4,028,625)     4,959,846
                                                                     -----------   -----------
Distributions:/^ /
       Institutional Class Shares..................................    (593,704)      (449,166)
                                                                     -----------   -----------
          Total Distributions......................................    (593,704)      (449,166)
                                                                     -----------   -----------
Capital Share Transactions (1):
   Shares Issued...................................................   7,226,472      6,836,743
   Shares Issued in Lieu of Cash Distributions.....................     559,808        422,561
   Shares Redeemed.................................................  (4,876,914)    (3,397,228)
                                                                     -----------   -----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................   2,909,366      3,862,076
                                                                     -----------   -----------
          Total Increase (Decrease) in Net Assets..................  (1,712,963)     8,372,756
NET ASSETS
   Beginning of Year...............................................  27,085,722     18,712,966
                                                                     -----------   -----------
   End of Year..................................................... $25,372,759    $27,085,722
                                                                     ===========   ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     325,137        342,803
   Shares Issued in Lieu of Cash Distributions.....................      26,402         20,857
   Shares Redeemed.................................................    (222,685)      (170,351)
                                                                     -----------   -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     128,854        193,309
                                                                     ===========   ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $(5)
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note O in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             ENHANCED U.S. LARGE COMPANY PORTFOLIO
                                                                       ------------------------------------------------
                                                                         YEAR      YEAR      YEAR      YEAR      YEAR
                                                                         ENDED     ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2018      2017      2016      2015      2014
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  14.54  $  12.22  $  12.54  $  13.65  $  11.70
                                                                       --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.26      0.18      0.10      0.07      0.07
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.52      2.63      0.45      0.53      1.94
                                                                       --------  --------  --------  --------  --------
       Total from Investment Operations...............................     0.78      2.81      0.55      0.60      2.01
                                                                       --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.25)    (0.13)    (0.08)    (0.05)    (0.06)
   Net Realized Gains.................................................    (2.04)    (0.36)    (0.79)    (1.66)       --
                                                                       --------  --------  --------  --------  --------
       Total Distributions............................................    (2.29)    (0.49)    (0.87)    (1.71)    (0.06)
                                                                       --------  --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  13.03  $  14.54  $  12.22  $  12.54  $  13.65
                                                                       ========  ========  ========  ========  ========
Total Return..........................................................     5.62%    23.53%     4.75%     5.25%    17.18%
                                                                       --------  --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $327,063  $322,347  $238,413  $203,641  $216,719
Ratio of Expenses to Average Net Assets...............................     0.15%     0.18%     0.23%     0.24%     0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and Fees Paid Indirectly)...................................     0.23%     0.24%     0.24%     0.24%     0.23%
Ratio of Net Investment Income to Average Net Assets..................     1.94%     1.36%     0.80%     0.53%     0.55%
Portfolio Turnover Rate...............................................       91%      122%      119%      223%      202%
                                                                       --------  --------  --------  --------  --------

                                                                                  U.S. LARGE CAP EQUITY PORTFOLIO
                                                                       ----------------------------------------------------
                                                                          YEAR        YEAR       YEAR      YEAR      YEAR
                                                                          ENDED       ENDED      ENDED     ENDED     ENDED
                                                                         OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                          2018        2017       2016      2015      2014
                                                                       ----------  ----------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $    15.93  $    13.06  $  12.86  $  12.65  $  11.07
                                                                       ----------  ----------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................       0.28        0.26      0.25      0.23      0.21
   Net Gains (Losses) on Securities (Realized and Unrealized).........       0.81        2.87      0.19      0.21      1.57
                                                                       ----------  ----------  --------  --------  --------
       Total from Investment Operations...............................       1.09        3.13      0.44      0.44      1.78
                                                                       ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................      (0.27)      (0.26)    (0.24)    (0.21)    (0.20)
   Net Realized Gains.................................................         --          --        --     (0.02)       --
                                                                       ----------  ----------  --------  --------  --------
       Total Distributions............................................      (0.27)      (0.26)    (0.24)    (0.23)    (0.20)
                                                                       ----------  ----------  --------  --------  --------
Net Asset Value, End of Year.......................................... $    16.75  $    15.93  $  13.06  $  12.86  $  12.65
                                                                       ==========  ==========  ========  ========  ========
Total Return..........................................................       6.82%      24.16%     3.51%     3.49%    16.19%
                                                                       ----------  ----------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $1,457,218  $1,212,883  $851,323  $699,144  $274,955
Ratio of Expenses to Average Net Assets...............................       0.17%       0.17%     0.18%     0.19%     0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and Fees Paid Indirectly)...................................       0.17%       0.17%     0.17%     0.19%     0.20%
Ratio of Net Investment Income to Average Net Assets..................       1.64%       1.74%     1.99%     1.77%     1.75%
Portfolio Turnover Rate...............................................          7%         11%       12%       12%        1%
                                                                       ----------  ----------  --------  --------  --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              U.S. LARGE CAP VALUE PORTFOLIO
                                             ---------------------------------------------------------------
                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                2018         2017         2016         2015         2014
                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......... $     38.84  $     32.63  $     33.27  $     33.75  $     29.72
                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........        0.78         0.74         0.70         0.69         0.56
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        0.35         6.99         0.71        (0.32)        4.02
                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....        1.13         7.73         1.41         0.37         4.58
                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.73)       (0.70)       (0.70)       (0.66)       (0.55)
   Net Realized Gains.......................       (1.83)       (0.82)       (1.35)       (0.19)          --
                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................       (2.56)       (1.52)       (2.05)       (0.85)       (0.55)
                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................ $     37.41  $     38.84  $     32.63  $     33.27  $     33.75
                                             ===========  ===========  ===========  ===========  ===========
Total Return................................        2.79%       24.11%        4.58%        1.16%       15.49%
                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......... $25,268,336  $23,732,871  $17,673,253  $15,807,935  $15,146,981
Ratio of Expenses to Average Net Assets
  (B).......................................        0.27%        0.27%        0.27%        0.27%        0.27%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................        0.37%        0.37%        0.37%        0.30%        0.27%
Ratio of Net Investment Income to
  Average Net Assets........................        1.98%        2.03%        2.24%        2.04%        1.75%
                                             -----------  -----------  -----------  -----------  -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       U.S. TARGETED VALUE PORTFOLIO-CLASS R1 SHARES
                                                                       ---------------------------------------------
                                                                         YEAR     YEAR     YEAR      YEAR     YEAR
                                                                         ENDED    ENDED    ENDED     ENDED    ENDED
                                                                        OCT 31,  OCT 31,  OCT 31,   OCT 31,  OCT 31,
                                                                         2018     2017     2016      2015     2014
                                                                       -------   -------  -------  -------   -------
Net Asset Value, Beginning of Year.................................... $ 25.15   $ 21.26  $ 21.58  $ 23.19   $ 22.63
                                                                       -------   -------  -------  -------   -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................    0.28      0.25     0.24     0.26      0.18
   Net Gains (Losses) on Securities (Realized and Unrealized).........   (0.63)     4.66     0.60    (0.61)     1.86
                                                                       -------   -------  -------  -------   -------
       Total from Investment Operations...............................   (0.35)     4.91     0.84    (0.35)     2.04
                                                                       -------   -------  -------  -------   -------
Less Distributions:
-------------------
   Net Investment Income..............................................   (0.26)    (0.24)   (0.27)   (0.25)    (0.16)
   Net Realized Gains.................................................   (1.09)    (0.78)   (0.89)   (1.01)    (1.32)
                                                                       -------   -------  -------  -------   -------
       Total Distributions............................................   (1.35)    (1.02)   (1.16)   (1.26)    (1.48)
                                                                       -------   -------  -------  -------   -------
Net Asset Value, End of Year.......................................... $ 23.45   $ 25.15  $ 21.26  $ 21.58   $ 23.19
                                                                       =======   =======  =======  =======   =======
Total Return..........................................................   (1.61%)   23.32%    4.21%   (1.33%)    9.47%
                                                                       -------   -------  -------  -------   -------
Net Assets, End of Year (thousands)................................... $47,848   $54,960  $35,661  $40,159   $16,971
Ratio of Expenses to Average Net Assets...............................    0.47%     0.47%    0.47%    0.47%     0.47%
Ratio of Net Investment Income to Average Net Assets..................    1.10%     1.03%    1.16%    1.15%     0.79%
Portfolio Turnover Rate...............................................      23%       23%      28%      15%       10%
                                                                       -------   -------  -------  -------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. TARGETED VALUE PORTFOLIO-CLASS R2 SHARES
                                                                       -------------------------------------------------
                                                                         YEAR       YEAR      YEAR      YEAR      YEAR
                                                                         ENDED      ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2018       2017      2016      2015      2014
                                                                       --------   --------  --------  --------   -------
Net Asset Value, Beginning of Year.................................... $  25.03   $  21.16  $  21.51  $  23.12   $ 22.57
                                                                       --------   --------  --------  --------   -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.24       0.21      0.20      0.23      0.15
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (0.63)      4.65      0.60     (0.61)     1.84
                                                                       --------   --------  --------  --------   -------
       Total from Investment Operations...............................    (0.39)      4.86      0.80     (0.38)     1.99
                                                                       --------   --------  --------  --------   -------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.23)     (0.21)    (0.26)    (0.22)    (0.12)
   Net Realized Gains.................................................    (1.09)     (0.78)    (0.89)    (1.01)    (1.32)
                                                                       --------   --------  --------  --------   -------
       Total Distributions............................................    (1.32)     (0.99)    (1.15)    (1.23)    (1.44)
                                                                       --------   --------  --------  --------   -------
Net Asset Value, End of Year.......................................... $  23.32   $  25.03  $  21.16  $  21.51   $ 23.12
                                                                       ========   ========  ========  ========   =======
Total Return..........................................................    (1.79%)    23.17%     4.04%    (1.49%)    9.30%
                                                                       --------   --------  --------  --------   -------
Net Assets, End of Year (thousands)................................... $108,168   $156,809  $147,945  $135,412   $82,977
Ratio of Expenses to Average Net Assets...............................     0.62%      0.62%     0.62%     0.63%     0.62%
Ratio of Net Investment Income to Average Net Assets..................     0.95%      0.90%     1.00%     1.02%     0.64%
Portfolio Turnover Rate...............................................       23%        23%       28%       15%       10%
                                                                       --------   --------  --------  --------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 U.S. TARGETED VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                              --------------------------------------------------------------
                                                  YEAR         YEAR         YEAR        YEAR         YEAR
                                                  ENDED        ENDED        ENDED       ENDED        ENDED
                                                 OCT 31,      OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                  2018         2017         2016        2015         2014
                                              -----------   -----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year........... $     25.16   $     21.26  $    21.56  $    23.16   $    22.60
                                              -----------   -----------  ----------  ----------   ----------
Income (loss) from Investment Operations
----------------------------------------
   Net Investment Income (Loss) (A)..........        0.30          0.27        0.25        0.29         0.21
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       (0.63)         4.67        0.60       (0.61)        1.85
                                              -----------   -----------  ----------  ----------   ----------
       Total from Investment Operations......       (0.33)         4.94        0.85       (0.32)        2.06
                                              -----------   -----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.....................       (0.28)        (0.26)      (0.26)      (0.27)       (0.18)
   Net Realized Gains........................       (1.09)        (0.78)      (0.89)      (1.01)       (1.32)
                                              -----------   -----------  ----------  ----------   ----------
       Total Distributions...................       (1.37)        (1.04)      (1.15)      (1.28)       (1.50)
                                              -----------   -----------  ----------  ----------   ----------
Net Asset Value, End of Year................. $     23.46   $     25.16  $    21.26  $    21.56   $    23.16
                                              ===========   ===========  ==========  ==========   ==========
Total Return.................................       (1.52%)       23.46%       4.29%      (1.20%)       9.58%
                                              -----------   -----------  ----------  ----------   ----------
Net Assets, End of Year (thousands).......... $10,307,146   $10,528,662  $7,884,683  $6,987,896   $5,490,959
Ratio of Expenses to Average Net Assets......        0.37%         0.37%       0.37%       0.37%        0.37%
Ratio of Net Investment Income to Average
  Net Assets.................................        1.20%         1.13%       1.24%       1.28%        0.90%
Portfolio Turnover Rate......................          23%           23%         28%         15%          10%
                                              -----------   -----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               U.S. SMALL CAP VALUE PORTFOLIO
                                                             -----------------------------------------------------------------
                                                                 YEAR         YEAR         YEAR          YEAR         YEAR
                                                                 ENDED        ENDED        ENDED         ENDED        ENDED
                                                                OCT 31,      OCT 31,      OCT 31,       OCT 31,      OCT 31,
                                                                 2018         2017         2016          2015         2014
                                                             -----------   -----------  -----------  -----------   -----------
Net Asset Value, Beginning of Year.......................... $     39.07   $     32.75  $     33.08  $     35.82   $     34.48
                                                             -----------   -----------  -----------  -----------   -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.39          0.31         0.32         0.41          0.23
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (0.90)         7.71         1.06        (1.44)         2.93
                                                             -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations.....................       (0.51)         8.02         1.38        (1.03)         3.16
                                                             -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.37)        (0.30)       (0.33)       (0.38)        (0.22)
   Net Realized Gains.......................................       (1.80)        (1.40)       (1.38)       (1.33)        (1.60)
                                                             -----------   -----------  -----------  -----------   -----------
       Total Distributions..................................       (2.17)        (1.70)       (1.71)       (1.71)        (1.82)
                                                             -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Year................................ $     36.39   $     39.07  $     32.75  $     33.08   $     35.82
                                                             ===========   ===========  ===========  ===========   ===========
Total Return................................................       (1.48%)       24.67%        4.49%       (2.83%)        9.49%
                                                             -----------   -----------  -----------  -----------   -----------
Net Assets, End of Year (thousands)......................... $14,732,615   $15,165,867  $12,613,185  $11,680,262   $11,512,306
Ratio of Expenses to Average Net Assets.....................        0.52%         0.52%        0.52%        0.52%         0.52%
Ratio of Net Investment Income to Average Net Assets........        1.00%         0.83%        1.01%        1.18%         0.66%
Portfolio Turnover Rate.....................................          27%           24%          19%          17%            9%
                                                             -----------   -----------  -----------  -----------   -----------

                                                                               U.S. CORE EQUITY 1 PORTFOLIO
                                                             ---------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2018         2017         2016         2015         2014
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     22.01  $     18.00  $     17.90  $     17.71  $     15.74
                                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.36         0.33         0.33         0.31         0.27
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................        0.88         4.12         0.30         0.26         2.02
                                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....................        1.24         4.45         0.63         0.57         2.29
                                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.35)       (0.35)       (0.32)       (0.30)       (0.25)
   Net Realized Gains.......................................       (0.13)       (0.09)       (0.21)       (0.08)       (0.07)
                                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................................       (0.48)       (0.44)       (0.53)       (0.38)       (0.32)
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     22.77  $     22.01  $     18.00  $     17.90  $     17.71
                                                             ===========  ===========  ===========  ===========  ===========
Total Return................................................        5.59%       24.93%        3.68%        3.26%       14.72%
                                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $23,629,726  $20,762,742  $14,960,159  $13,275,774  $10,780,830
Ratio of Expenses to Average Net Assets.....................        0.19%        0.19%        0.19%        0.19%        0.19%
Ratio of Net Investment Income to Average Net Assets........        1.55%        1.64%        1.88%        1.71%        1.61%
Portfolio Turnover Rate.....................................           3%           3%           4%           4%           5%
                                                             -----------  -----------  -----------  -----------  -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               U.S. CORE EQUITY 2 PORTFOLIO
                                                             ---------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2018         2017         2016         2015         2014
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     20.90  $     17.19  $     17.26  $     17.34  $     15.62
                                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.34         0.31         0.31         0.30         0.26
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................        0.53         3.83         0.25         0.02         1.86
                                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....................        0.87         4.14         0.56         0.32         2.12
                                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.32)       (0.31)       (0.30)       (0.28)       (0.24)
   Net Realized Gains.......................................       (0.20)       (0.12)       (0.33)       (0.12)       (0.16)
                                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................................       (0.52)       (0.43)       (0.63)       (0.40)       (0.40)
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     21.25  $     20.90  $     17.19  $     17.26  $     17.34
                                                             ===========  ===========  ===========  ===========  ===========
Total Return................................................        4.16%       24.36%        3.47%        1.92%       13.78%
                                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $24,677,650  $22,515,418  $16,851,046  $15,200,564  $12,919,176
Ratio of Expenses to Average Net Assets                             0.22%        0.22%        0.22%        0.22%        0.22%
Ratio of Net Investment Income to Average Net Assets                1.53%        1.59%        1.87%        1.68%        1.55%
Portfolio Turnover Rate.....................................           5%           5%           4%           5%           6%
                                                             -----------  -----------  -----------  -----------  -----------

                                                                             U.S. VECTOR EQUITY PORTFOLIO
                                                             -----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR         YEAR
                                                                ENDED       ENDED       ENDED       ENDED        ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                2018        2017        2016        2015         2014
                                                             ----------  ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year.......................... $    19.16  $    15.93  $    16.22  $    17.04   $    15.62
                                                             ----------  ----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.26        0.24        0.25        0.25         0.21
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (0.10)       3.65        0.24       (0.30)        1.62
                                                             ----------  ----------  ----------  ----------   ----------
       Total from Investment Operations.....................       0.16        3.89        0.49       (0.05)        1.83
                                                             ----------  ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.25)      (0.23)      (0.25)      (0.24)       (0.19)
   Net Realized Gains.......................................      (0.67)      (0.43)      (0.53)      (0.53)       (0.22)
                                                             ----------  ----------  ----------  ----------   ----------
       Total Distributions..................................      (0.92)      (0.66)      (0.78)      (0.77)       (0.41)
                                                             ----------  ----------  ----------  ----------   ----------
Net Asset Value, End of Year................................ $    18.40  $    19.16  $    15.93  $    16.22   $    17.04
                                                             ==========  ==========  ==========  ==========   ==========
Total Return................................................       0.69%      24.73%       3.28%      (0.18%)      11.91%
                                                             ----------  ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands)......................... $4,610,769  $4,724,003  $3,822,647  $3,651,529   $3,501,319
Ratio of Expenses to Average Net Assets                            0.32%       0.32%       0.32%       0.32%        0.32%
Ratio of Net Investment Income to Average Net Assets               1.35%       1.36%       1.64%       1.50%        1.26%
Portfolio Turnover Rate.....................................         10%         10%         10%         10%          10%
                                                             ----------  ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                U.S. SMALL CAP PORTFOLIO
                                                             --------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2018         2017         2016         2015         2014
                                                             -----------  -----------  -----------  -----------  ----------
Net Asset Value, Beginning of Year.......................... $     36.48  $     30.14  $     30.84  $     31.38  $    30.03
                                                             -----------  -----------  -----------  -----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.39         0.35         0.34         0.35        0.26
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (0.08)        7.17         0.77         0.33        2.27
                                                             -----------  -----------  -----------  -----------  ----------
       Total from Investment Operations.....................        0.31         7.52         1.11         0.68        2.53
                                                             -----------  -----------  -----------  -----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.37)       (0.35)       (0.35)       (0.33)      (0.24)
   Net Realized Gains.......................................       (1.40)       (0.83)       (1.46)       (0.89)      (0.94)
                                                             -----------  -----------  -----------  -----------  ----------
       Total Distributions..................................       (1.77)       (1.18)       (1.81)       (1.22)      (1.18)
                                                             -----------  -----------  -----------  -----------  ----------
Net Asset Value, End of Year................................ $     35.02  $     36.48  $     30.14  $     30.84  $    31.38
                                                             ===========  ===========  ===========  ===========  ==========
Total Return................................................        0.77%       25.21%        3.89%        2.34%       8.67%
                                                             -----------  -----------  -----------  -----------  ----------
Net Assets, End of Year (thousands)......................... $17,303,451  $16,931,787  $12,977,199  $10,616,542  $9,247,716
Ratio of Expenses to Average Net Assets.....................        0.37%        0.37%        0.37%        0.37%       0.37%
Ratio of Net Investment Income to Average Net Assets                1.06%        1.04%        1.16%        1.10%       0.86%
Portfolio Turnover Rate.....................................          13%          14%          10%          11%          9%
                                                             -----------  -----------  -----------  -----------  ----------

                                                                              U.S. MICRO CAP PORTFOLIO
                                                             ----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                2018        2017        2016        2015        2014
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $    22.76  $    18.58  $    19.00  $    20.10  $    19.64
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.17        0.16        0.16        0.16        0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.12        5.12        0.60        0.02        1.35
                                                             ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....................       0.29        5.28        0.76        0.18        1.49
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.16)      (0.16)      (0.16)      (0.16)      (0.13)
   Net Realized Gains.......................................      (1.01)      (0.94)      (1.02)      (1.12)      (0.90)
                                                             ----------  ----------  ----------  ----------  ----------
       Total Distributions..................................      (1.17)      (1.10)      (1.18)      (1.28)      (1.03)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................................ $    21.88  $    22.76  $    18.58  $    19.00  $    20.10
                                                             ==========  ==========  ==========  ==========  ==========
Total Return................................................       1.29%      28.91%       4.32%       1.11%       7.88%
                                                             ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $6,478,316  $6,306,730  $5,128,323  $5,007,091  $5,029,027
Ratio of Expenses to Average Net Assets.....................       0.52%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets               0.74%       0.75%       0.88%       0.82%       0.69%
Portfolio Turnover Rate.....................................         19%         15%         15%         14%         12%
                                                             ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    U.S. HIGH RELATIVE
                                   PROFITABILITY PORTFOLIO                    DFA REAL ESTATE SECURITIES PORTFOLIO
                                   -----------------------         ----------------------------------------------------------
                                                 PERIOD
                                     YEAR       MAY 16,               YEAR        YEAR        YEAR        YEAR        YEAR
                                     ENDED     2017(a) TO             ENDED       ENDED       ENDED       ENDED       ENDED
                                    OCT 31,     OCT 31,              OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                     2018         2017                2018        2017        2016        2015        2014
                                    --------   ----------          ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period.......................... $  10.93     $  10.00           $    34.99  $    34.32  $    33.04  $    32.24  $    27.77
                                    --------    --------           ----------  ----------  ----------  ----------  ----------
Income from Investment
  Operations
----------------------
   Net Investment Income
     (Loss) (A)...................     0.19         0.07                 1.60        0.84        1.09        0.90        0.72
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................     0.89         0.91                (0.69)       1.12        1.18        0.95        4.62
                                    --------    --------           ----------  ----------  ----------  ----------  ----------
       Total from Investment
         Operations...............     1.08         0.98                 0.91        1.96        2.27        1.85        5.34
                                    --------    --------           ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........    (0.16)       (0.05)               (1.65)      (0.98)      (0.99)      (1.05)      (0.87)
   Net Realized Gains.............       --           --                (0.11)      (0.31)         --          --          --
                                    --------    --------           ----------  ----------  ----------  ----------  ----------
       Total Distributions........    (0.16)       (0.05)               (1.76)      (1.29)      (0.99)      (1.05)      (0.87)
                                    --------    --------           ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.... $  11.85     $  10.93           $    34.14  $    34.99  $    34.32  $    33.04  $    32.24
                                    ========    ========           ==========  ==========  ==========  ==========  ==========
Total Return......................     9.88%        9.84%  (C)           2.63%       5.86%       6.89%       5.89%      19.80%
                                    --------    --------           ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period
  (thousands)..................... $722,728     $141,073           $8,577,658  $8,281,176  $7,260,180  $6,553,192  $6,607,759
Ratio of Expenses to Average
  Net Assets......................     0.25%        0.23%  (D)(E)        0.18%       0.18%       0.18%       0.18%       0.18%
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor and
  Fees Paid Indirectly)                0.27%        0.35%  (D)(E)        0.19%       0.19%       0.19%       0.19%       0.19%
Ratio of Net Investment
  Income to Average Net Assets....     1.58%        1.45%  (D)(E)        4.66%       2.43%       3.15%       2.75%       2.48%
Portfolio Turnover Rate...........        7%           0%  (C)              3%          1%          3%          4%          0%
                                    --------    --------           ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           LARGE CAP INTERNATIONAL PORTFOLIO
                                                             -------------------------------------------------------------
                                                                YEAR         YEAR        YEAR         YEAR         YEAR
                                                                ENDED        ENDED       ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                                                                2018         2017        2016         2015         2014
                                                             ----------   ----------  ----------   ----------   ----------
Net Asset Value, Beginning of Year.......................... $    23.52   $    19.52  $    20.36   $    21.59   $    22.20
                                                             ----------   ----------  ----------   ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.66         0.58        0.57         0.58         0.75
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (2.25)        4.00       (0.86)       (1.24)       (0.62)
                                                             ----------   ----------  ----------   ----------   ----------
       Total from Investment Operations.....................      (1.59)        4.58       (0.29)       (0.66)        0.13
                                                             ----------   ----------  ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.64)       (0.58)      (0.55)       (0.57)       (0.74)
                                                             ----------   ----------  ----------   ----------   ----------
       Total Distributions..................................      (0.64)       (0.58)      (0.55)       (0.57)       (0.74)
                                                             ----------   ----------  ----------   ----------   ----------
Net Asset Value, End of Year................................ $    21.29   $    23.52  $    19.52   $    20.36   $    21.59
                                                             ==========   ==========  ==========   ==========   ==========
Total Return................................................      (6.97%)      23.79%      (1.30%)      (3.10%)       0.47%
                                                             ----------   ----------  ----------   ----------   ----------
Net Assets, End of Year (thousands)......................... $4,587,406   $4,723,090  $3,527,775   $3,150,334   $3,127,847
Ratio of Expenses to Average Net Assets                            0.23%        0.25%       0.28%        0.29%        0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and Fees Paid Indirectly)              0.23%        0.25%       0.28%        0.29%        0.28%
Ratio of Net Investment Income to Average Net Assets               2.78%        2.72%       2.95%        2.71%        3.35%
Portfolio Turnover Rate.....................................          8%          10%         10%          10%           4%
                                                             ----------   ----------  ----------   ----------   ----------

                                                                             INTERNATIONAL CORE EQUITY PORTFOLIO
                                                             -----------------------------------------------------------------
                                                                 YEAR         YEAR         YEAR          YEAR          YEAR
                                                                 ENDED        ENDED        ENDED         ENDED         ENDED
                                                                OCT 31,      OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                                                 2018         2017         2016          2015          2014
                                                             -----------   -----------  -----------  -----------   -----------
Net Asset Value, Beginning of Year.......................... $     14.23   $     11.58  $     11.69  $     12.15   $     12.57
                                                             -----------   -----------  -----------  -----------   -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.38          0.34         0.32         0.32          0.38
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (1.60)         2.63        (0.15)       (0.45)        (0.43)
                                                             -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations.....................       (1.22)         2.97         0.17        (0.13)        (0.05)
                                                             -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.36)        (0.32)       (0.28)       (0.33)        (0.37)
                                                             -----------   -----------  -----------  -----------   -----------
       Total Distributions..................................       (0.36)        (0.32)       (0.28)       (0.33)        (0.37)
                                                             -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Year................................ $     12.65   $     14.23  $     11.58  $     11.69   $     12.15
                                                             ===========   ===========  ===========  ===========   ===========
Total Return................................................       (8.79%)       26.02%        1.62%       (1.10%)       (0.55%)
                                                             -----------   -----------  -----------  -----------   -----------
Net Assets, End of Year (thousands)......................... $27,174,589   $25,443,968  $16,983,011  $14,420,568   $12,294,542
Ratio of Expenses to Average Net Assets                             0.30%         0.30%        0.38%        0.38%         0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and Fees Paid Indirectly)               0.30%         0.32%        0.38%        0.38%         0.38%
Ratio of Net Investment Income to Average Net Assets                2.67%         2.62%        2.83%        2.63%         3.01%
Portfolio Turnover Rate.....................................           4%            6%           2%           4%            7%
                                                             -----------   -----------  -----------  -----------   -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                             --------------------------------------------------------------

                                                                 YEAR         YEAR         YEAR         YEAR        YEAR
                                                                 ENDED        ENDED        ENDED        ENDED       ENDED
                                                                OCT 31,      OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                                 2018         2017         2016         2015        2014
                                                             -----------   -----------  -----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $     21.52   $     17.78  $     17.78  $    18.24  $    19.40
                                                             -----------   -----------  -----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.46          0.41         0.43        0.41        0.42
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (2.41)         4.13         0.48        0.12       (0.62)
                                                             -----------   -----------  -----------  ----------  ----------
       Total from Investment Operations.....................       (1.95)         4.54         0.91        0.53       (0.20)
                                                             -----------   -----------  -----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.44)        (0.34)       (0.51)      (0.42)      (0.42)
   Net Realized Gains.......................................       (0.67)        (0.46)       (0.40)      (0.57)      (0.54)
                                                             -----------   -----------  -----------  ----------  ----------
       Total Distributions..................................       (1.11)        (0.80)       (0.91)      (0.99)      (0.96)
                                                             -----------   -----------  -----------  ----------  ----------
Net Asset Value, End of Year................................ $     18.46   $     21.52  $     17.78  $    17.78  $    18.24
                                                             ===========   ===========  ===========  ==========  ==========
Total Return................................................       (9.54%)       26.54%        5.43%       3.30%      (1.09%)
                                                             -----------   -----------  -----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $12,656,204   $13,490,290  $10,387,361  $9,323,492  $8,844,517
Ratio of Expenses to Average Net Assets *(B)................        0.53%         0.53%        0.53%       0.54%       0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)*(B)............................        0.53%         0.53%        0.53%       0.54%       0.53%
Ratio of Net Investment Income to Average Net Assets........        2.18%         2.14%        2.47%       2.30%       2.15%
                                                             -----------   -----------  -----------  ----------  ----------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................        0.12%         0.12%        0.13%       0.12%       0.10%
                                                             -----------   -----------  -----------  ----------  ----------

                                                             GLOBAL SMALL COMPANY PORTFOLIO
                                                             ----------------------
                                                                              PERIOD
                                                               YEAR          JAN 18,
                                                               ENDED        2017(a) TO
                                                              OCT 31,        OCT 31,
                                                               2018            2017
                                                             -------      ----------
Net Asset Value, Beginning of Year.......................... $ 11.53       $ 10.00
                                                              -------      -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................    0.19          0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................   (0.75)         1.39
                                                              -------      -------
       Total from Investment Operations.....................   (0.56)         1.53
                                                              -------      -------
Less Distributions:
-------------------
   Net Investment Income....................................   (0.17)           --
   Net Realized Gains.......................................   (0.07)           --
                                                              -------      -------
       Total Distributions..................................   (0.24)           --
                                                              -------      -------
Net Asset Value, End of Year................................ $ 10.73       $ 11.53
                                                              =======      =======
Total Return................................................   (5.02%)       15.30%(C)
                                                              -------      -------
Net Assets, End of Year (thousands)......................... $31,380       $15,021
Ratio of Expenses to Average Net Assets *(B)................    0.49%         0.42%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)*(B)............................    0.90%         1.14%(D)(E)
Ratio of Net Investment Income to Average Net Assets........    1.58%         1.74%(D)(E)
                                                              -------      -------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................    0.26%         0.27%
                                                              -------      -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                JAPANESE SMALL COMPANY PORTFOLIO
                                                                       -------------------------------------------------
                                                                         YEAR       YEAR      YEAR      YEAR      YEAR
                                                                         ENDED      ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2018       2017      2016      2015      2014
                                                                       --------   --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  28.56   $  23.01  $  20.46  $  19.15  $  19.33
                                                                       --------   --------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.43       0.37      0.32      0.25      0.24
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (2.59)      5.61      2.51      1.36      0.13
                                                                       --------   --------  --------  --------  --------
       Total from Investment Operations...............................    (2.16)      5.98      2.83      1.61      0.37
                                                                       --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.70)     (0.43)    (0.28)    (0.30)    (0.55)
                                                                       --------   --------  --------  --------  --------
       Total Distributions............................................    (0.70)     (0.43)    (0.28)    (0.30)    (0.55)
                                                                       --------   --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  25.70   $  28.56  $  23.01  $  20.46  $  19.15
                                                                       ========   ========  ========  ========  ========
Total Return..........................................................    (7.82%)    26.56%    14.04%     8.62%     2.00%
                                                                       --------   --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $622,650   $647,978  $509,413  $463,997  $508,190
Ratio of Expenses to Average Net Assets (B)...........................     0.53%      0.54%     0.54%     0.54%     0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor)............................................................     0.63%      0.64%     0.64%     0.57%     0.55%
Ratio of Net Investment Income to Average Net Assets..................     1.49%      1.50%     1.57%     1.27%     1.25%
                                                                       --------   --------  --------  --------  --------

                                                                               ASIA PACIFIC SMALL COMPANY PORTFOLIO
                                                                       --------------------------------------------------
                                                                         YEAR       YEAR      YEAR      YEAR       YEAR
                                                                         ENDED      ENDED     ENDED     ENDED      ENDED
                                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                                         2018       2017      2016      2015       2014
                                                                       --------   --------  --------  --------   --------
Net Asset Value, Beginning of Year.................................... $  23.71   $  21.27  $  19.06  $  22.88   $  24.82
                                                                       --------   --------  --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.84       0.74      0.71      0.75       0.83
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (2.76)      2.45      2.24     (3.51)     (1.81)
                                                                       --------   --------  --------  --------   --------
       Total from Investment Operations...............................    (1.92)      3.19      2.95     (2.76)     (0.98)
                                                                       --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.96)     (0.75)    (0.74)    (1.06)     (0.96)
                                                                       --------   --------  --------  --------   --------
       Total Distributions............................................    (0.96)     (0.75)    (0.74)    (1.06)     (0.96)
                                                                       --------   --------  --------  --------   --------
Net Asset Value, End of Year.......................................... $  20.83   $  23.71  $  21.27  $  19.06   $  22.88
                                                                       ========   ========  ========  ========   ========
Total Return..........................................................    (8.51%)    15.70%    16.18%   (12.19%)    (3.84%)
                                                                       --------   --------  --------  --------   --------
Net Assets, End of Year (thousands)................................... $346,335   $332,153  $251,575  $200,270   $364,117
Ratio of Expenses to Average Net Assets (B)...........................     0.54%      0.54%     0.54%     0.55%      0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor)............................................................     0.64%      0.64%     0.64%     0.57%      0.55%
Ratio of Net Investment Income to Average Net Assets..................     3.57%      3.41%     3.57%     3.67%      3.53%
                                                                       --------   --------  --------  --------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                                       ---------------------------------------------
                                                                         YEAR     YEAR      YEAR     YEAR     YEAR
                                                                         ENDED    ENDED     ENDED    ENDED    ENDED
                                                                        OCT 31,  OCT 31,   OCT 31,  OCT 31,  OCT 31,
                                                                         2018     2017      2016     2015     2014
-                                                                      -------   -------  -------   -------  -------
Net Asset Value, Beginning of Year.................................... $ 32.67   $ 27.21  $ 35.50   $ 35.92  $ 36.96
                                                                       -------   -------  -------   -------  -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................    0.85      0.87     1.18      1.06     0.95
   Net Gains (Losses) on Securities (Realized and Unrealized).........   (3.65)     6.67    (6.55)     1.95    (0.65)
                                                                       -------   -------  -------   -------  -------
       Total from Investment Operations...............................   (2.80)     7.54    (5.37)     3.01     0.30
                                                                       -------   -------  -------   -------  -------
Less Distributions:
-------------------
   Net Investment Income..............................................   (0.79)    (0.93)   (1.29)    (1.05)   (0.93)
   Net Realized Gains.................................................   (2.13)    (1.15)   (1.63)    (2.38)   (0.41)
                                                                       -------   -------  -------   -------  -------
       Total Distributions............................................   (2.92)    (2.08)   (2.92)    (3.43)   (1.34)
                                                                       -------   -------  -------   -------  -------
Net Asset Value, End of Year.......................................... $ 26.95   $ 32.67  $ 27.21   $ 35.50  $ 35.92
                                                                       =======   =======  =======   =======  =======
Total Return..........................................................   (9.34%)   29.28%  (16.20%)    9.43%    0.73%
                                                                       -------   -------  -------   -------  -------
Net Assets, End of Year (thousands)................................... $36,351   $45,177  $32,323   $35,637  $35,050
Ratio of Expenses to Average Net Assets (B)...........................    0.58%     0.59%    0.59%     0.58%    0.58%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor)............................................................    0.68%     0.71%    0.71%     0.62%    0.62%
Ratio of Net Investment Income to Average Net Assets..................    2.75%     2.93%    3.87%     2.99%    2.50%
                                                                       -------   -------  -------   -------  -------

                                                                               CONTINENTAL SMALL COMPANY PORTFOLIO
                                                                       -------------------------------------------------
                                                                         YEAR       YEAR      YEAR      YEAR      YEAR
                                                                         ENDED      ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2018       2017      2016      2015      2014
-                                                                      --------   --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  28.24   $  21.48  $  20.74  $  19.34  $  20.26
                                                                       --------   --------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.61       0.45      0.43      0.43      0.42
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (3.68)      6.73      0.72      1.38     (0.90)
                                                                       --------   --------  --------  --------  --------
       Total from Investment Operations...............................    (3.07)      7.18      1.15      1.81     (0.48)
                                                                       --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.59)     (0.42)    (0.41)    (0.41)    (0.44)
   Net Realized Gains.................................................    (0.21)        --        --        --        --
                                                                       --------   --------  --------  --------  --------
       Total Distributions............................................    (0.80)     (0.42)    (0.41)    (0.41)    (0.44)
                                                                       --------   --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  24.37   $  28.24  $  21.48  $  20.74  $  19.34
                                                                       ========   ========  ========  ========  ========
Total Return..........................................................   (11.14%)    33.68%     5.70%     9.37%    (2.68%)
                                                                       --------   --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $645,651   $592,347  $292,117  $278,024  $168,961
Ratio of Expenses to Average Net Assets (B)...........................     0.54%      0.56%     0.54%     0.55%     0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor)............................................................     0.64%      0.66%     0.64%     0.58%     0.56%
Ratio of Net Investment Income to Average Net Assets..................     2.16%      1.78%     2.08%     2.09%     1.97%
                                                                       --------   --------  --------  --------  --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                                                      ------------------------------------------------------------
                                                         YEAR         YEAR        YEAR        YEAR         YEAR
                                                         ENDED        ENDED       ENDED       ENDED        ENDED
                                                        OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                         2018         2017        2016        2015         2014
                                                      ----------   ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year................... $     5.07   $     5.23  $     5.27  $     5.63   $     5.48
                                                      ----------   ----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..................       0.22         0.21        0.20        0.19         0.22
   Net Gains (Losses) on Securities (Realized and
     Unrealized).....................................      (0.22)        0.04       (0.15)      (0.22)        0.19
                                                      ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations..............         --         0.25        0.05       (0.03)        0.41
                                                      ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.............................      (0.22)       (0.41)      (0.09)      (0.33)       (0.26)
   Net Realized Gains................................         --           --          --          --           --
                                                      ----------   ----------  ----------  ----------   ----------
       Total Distributions...........................      (0.22)       (0.41)      (0.09)      (0.33)       (0.26)
                                                      ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Year......................... $     4.85   $     5.07  $     5.23  $     5.27   $     5.63
                                                      ==========   ==========  ==========  ==========   ==========
Total Return.........................................      (0.24%)       5.46%       1.05%      (0.37%)       8.21%
                                                      ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands).................. $5,442,507   $5,497,753  $4,181,623  $3,540,092   $3,088,376
Ratio of Expenses to Average Net Assets *............       0.28%        0.28%       0.28%       0.32%        0.38%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  Fees Paid Indirectly) *                                   0.28%        0.28%       0.28%       0.32%        0.38%
Ratio of Net Investment Income to Average Net Assets.       4.27%        4.19%       3.71%       3.64%        4.14%
Portfolio Turnover Rate..............................          5%           1%          1%          2%           1%
                                                      ----------   ----------  ----------  ----------   ----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as
  follows:                                                   N/A          N/A         N/A         N/A          N/A
                                                      ----------   ----------  ----------  ----------   ----------

                                                                     DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
                                                      ----------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                                         OCT 31,        OCT 31,        OCT 31,        OCT 31,        OCT 31,
                                                          2018           2017           2016           2015           2014
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year................... $    10.90     $    10.84     $    10.59     $    10.63     $     9.59
                                                      ----------     ----------     ----------     ----------     ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..................       0.48           0.43           0.27           0.44           0.31
   Net Gains (Losses) on Securities (Realized and
     Unrealized).....................................      (0.26)          0.15           0.23          (0.09)          1.05
                                                      ----------     ----------     ----------     ----------     ----------
       Total from Investment Operations..............       0.22           0.58           0.50           0.35           1.36
                                                      ----------     ----------     ----------     ----------     ----------
Less Distributions:
-------------------
   Net Investment Income.............................      (0.34)         (0.49)         (0.25)         (0.39)         (0.32)
   Net Realized Gains................................      (0.07)         (0.03)            --             --             --
                                                      ----------     ----------     ----------     ----------     ----------
       Total Distributions...........................      (0.41)         (0.52)         (0.25)         (0.39)         (0.32)
                                                      ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year......................... $    10.71     $    10.90     $    10.84     $    10.59     $    10.63
                                                      ==========     ==========     ==========     ==========     ==========
Total Return.........................................       1.91%          5.82%          4.87%          3.44%         14.98%
                                                      ----------     ----------     ----------     ----------     ----------
Net Assets, End of Year (thousands).................. $7,475,924     $6,753,782     $4,888,955     $4,059,916     $3,305,472
Ratio of Expenses to Average Net Assets *............       0.24%(B)       0.24%(B)       0.24%(B)       0.27%(B)       0.32%(B)
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  Fees Paid Indirectly) *                                   0.35%(B)       0.37%(B)       0.38%(B)       0.45%(B)       0.55%(B)
Ratio of Net Investment Income to Average Net Assets.       4.42%          4.03%          2.45%          4.16%          3.21%
Portfolio Turnover Rate..............................          3%             2%             2%             1%           N/A
                                                      ----------     ----------     ----------     ----------     ----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as
  follows:                                                  0.13%          0.15%          0.16%          0.22%          0.26%
                                                      ----------     ----------     ----------     ----------     ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                                                             ----------------------------------------------------------------
                                                                 YEAR         YEAR         YEAR         YEAR         YEAR
                                                                 ENDED        ENDED        ENDED        ENDED        ENDED
                                                                OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                 2018         2017         2016         2015         2014
                                                             -----------   -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     23.51   $     19.31  $     19.44  $     19.55  $     20.17
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................        0.47          0.39         0.44         0.38         0.37
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (3.44)         4.72         0.29         0.22        (0.34)
                                                             -----------   -----------  -----------  -----------  -----------
       Total from Investment Operations.....................       (2.97)         5.11         0.73         0.60         0.03
                                                             -----------   -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.56)        (0.29)       (0.58)       (0.37)       (0.35)
   Net Realized Gains.......................................       (0.74)        (0.62)       (0.28)       (0.34)       (0.30)
                                                             -----------   -----------  -----------  -----------  -----------
       Total Distributions..................................       (1.30)        (0.91)       (0.86)       (0.71)       (0.65)
                                                             -----------   -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     19.24   $     23.51  $     19.31  $     19.44  $     19.55
                                                             ===========   ===========  ===========  ===========  ===========
Total Return................................................      (13.37%)       27.49%        4.09%        3.31%        0.13%
                                                             -----------   -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $13,787,695   $16,162,471  $13,009,729  $12,577,575  $11,684,771
Ratio of Expenses to Average Net Assets.....................        0.68%         0.68%        0.68%        0.69%        0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and Fees Paid Indirectly).......        0.68%         0.68%        0.68%        0.69%        0.68%
Ratio of Net Investment Income to Average Net Assets........        2.10%         1.85%        2.38%        1.94%        1.78%
Portfolio Turnover Rate.....................................          23%           21%          19%          18%           8%
                                                             -----------   -----------  -----------  -----------  -----------

                                                                         INTERNATIONAL VECTOR EQUITY PORTFOLIO
                                                             ------------------------------------------------------------
                                                                YEAR         YEAR        YEAR        YEAR         YEAR
                                                                ENDED        ENDED       ENDED       ENDED        ENDED
                                                               OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                2018         2017        2016        2015         2014
                                                             ----------   ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year.......................... $    13.33   $    10.78  $    10.76  $    11.26   $    11.75
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.32         0.28        0.28        0.28         0.32
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (1.56)        2.57        0.05       (0.41)       (0.43)
                                                             ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations.....................      (1.24)        2.85        0.33       (0.13)       (0.11)
                                                             ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.30)       (0.28)      (0.27)      (0.27)       (0.30)
   Net Realized Gains.......................................      (0.05)       (0.02)      (0.04)      (0.10)       (0.08)
                                                             ----------   ----------  ----------  ----------   ----------
       Total Distributions..................................      (0.35)       (0.30)      (0.31)      (0.37)       (0.38)
                                                             ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Year................................ $    11.74   $    13.33  $    10.78  $    10.76   $    11.26
                                                             ==========   ==========  ==========  ==========   ==========
Total Return................................................      (9.52%)      26.83%       3.21%      (1.14%)      (1.05%)
                                                             ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands)......................... $2,441,217   $2,529,852  $1,856,474  $1,594,914   $1,305,553
Ratio of Expenses to Average Net Assets.....................       0.48%        0.49%       0.49%       0.50%        0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and Fees Paid Indirectly).......       0.48%        0.49%       0.49%       0.50%        0.49%
Ratio of Net Investment Income to Average Net Assets........       2.40%        2.36%       2.73%       2.50%        2.64%
Portfolio Turnover Rate.....................................         12%           5%          4%          8%           8%
                                                             ----------   ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              INTERNATIONAL HIGH RELATIVE
                               PROFITABILITY PORTFOLIO               WORLD EX U.S. VALUE PORTFOLIO
                              -------------------         --------------------------------------------------
                                              PERIOD
                                YEAR         MAY 16,        YEAR       YEAR      YEAR      YEAR       YEAR
                                ENDED       2017(A) TO      ENDED      ENDED     ENDED     ENDED      ENDED
                               OCT 31,       OCT 31,       OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                2018           2017         2018       2017      2016      2015       2014
                              --------    ----------      --------   --------  --------  --------   --------
Net Asset Value,
  Beginning of Period........ $  10.68     $ 10.00        $  12.71   $  10.31  $  10.28  $  11.43   $  11.93
                              --------     -------        --------   --------  --------  --------   --------
Income from Investment
  Operations
----------------------
   Net Investment Income
     (Loss) (A)..............     0.26        0.08            0.34       0.31      0.31      0.30       0.42
   Net Gains (Losses) on
     Securities
     (Realized and
     Unrealized).............    (1.01)       0.66           (1.48)      2.33      0.03     (1.18)     (0.50)
                              --------     -------        --------   --------  --------  --------   --------
       Total from
         Investment
         Operations..........    (0.75)       0.74           (1.14)      2.64      0.34     (0.88)     (0.08)
                              --------     -------        --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income.....    (0.22)      (0.06)          (0.41)     (0.24)    (0.31)    (0.27)     (0.42)
                              --------     -------        --------   --------  --------  --------   --------
       Total
         Distributions.......    (0.22)      (0.06)          (0.41)     (0.24)    (0.31)    (0.27)     (0.42)
                              --------     -------        --------   --------  --------  --------   --------
Net Asset Value, End of
  Period..................... $   9.71     $ 10.68        $  11.16   $  12.71  $  10.31  $  10.28   $  11.43
                              ========     =======        ========   ========  ========  ========   ========
Total Return.................    (7.20%)      7.38%(C)       (9.22%)    25.97%     3.54%    (7.77%)    (0.81%)
                              --------     -------        --------   --------  --------  --------   --------
Net Assets, End of
  Period (thousands)......... $266,868     $67,793        $240,668   $246,551  $188,154  $155,301   $113,951
Ratio of Expenses to
  Average Net Assets *.......     0.35%       0.31%(D)(E)     0.52%      0.52%     0.53%     0.53%      0.57%
Ratio of Expenses to
  Average Net Assets
  (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor
  and Fees Paid
  Indirectly) *..............     0.35%       0.65%(D)(E)     0.74%      0.75%     0.76%     0.75%      0.76%
Ratio of Net Investment
  Income to Average Net
  Assets.....................     2.41%       1.76%(D)(E)     2.72%      2.69%     3.20%     2.69%      3.54%
Portfolio Turnover Rate......        9%          2%            N/A        N/A       N/A       N/A        N/A
                              --------     -------        --------   --------  --------  --------   --------
* The Ratio of Expenses
  to Average Net Assets
  is inclusive of
  acquired fund fees and
  expenses incurred by
  the Portfolio
  indirectly as a result
  of Portfolio's
  investment in
  Underlying Funds as
  follows:...................      N/A         N/A            0.24%      0.25%     0.26%     0.25%      0.23%
                              --------     -------        --------   --------  --------  --------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        WORLD EX U.S. TARGETED VALUE PORTFOLIO
                                                                  --------------------------------------------------
                                                                    YEAR       YEAR      YEAR      YEAR       YEAR
                                                                    ENDED      ENDED     ENDED     ENDED      ENDED
                                                                   OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                                    2018       2017      2016      2015       2014
                                                                  --------   --------  --------  --------   --------
Net Asset Value, Beginning of Period............................. $  15.06   $  12.04  $  11.44  $  12.08   $  12.46
                                                                  --------   --------  --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..............................     0.31       0.28      0.25      0.23       0.23
   Net Gains (Losses) on Securities (Realized and Unrealized)....    (2.29)      3.01      0.55     (0.58)     (0.22)
                                                                  --------   --------  --------  --------   --------
       Total from Investment Operations..........................    (1.98)      3.29      0.80     (0.35)      0.01
                                                                  --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income.........................................    (0.30)     (0.27)    (0.20)    (0.26)     (0.24)
   Net Realized Gains............................................    (0.26)        --        --     (0.03)     (0.15)
                                                                  --------   --------  --------  --------   --------
       Total Distributions.......................................    (0.56)     (0.27)    (0.20)    (0.29)     (0.39)
                                                                  --------   --------  --------  --------   --------
Net Asset Value, End of Period................................... $  12.52   $  15.06  $  12.04  $11.44 $      12.08
                                                                  ========   ========  ========  ========   ========
Total Return.....................................................   (13.56%)    27.61%     7.18%    (2.88%)     0.06%
                                                                  --------   --------  --------  --------   --------
Net Assets, End of Period (thousands)............................ $460,155   $466,504  $281,212  $227,731   $151,096
Ratio of Expenses to Average Net Assets *........................     0.66%      0.67%     0.76%     0.65%      0.69%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
  Indirectly) *..................................................     0.66%      0.67%     0.77%     1.06%      1.17%
Ratio of Net Investment Income to Average Net Assets.............     2.08%      2.04%     2.18%     1.95%      1.84%
Portfolio Turnover Rate..........................................       24%        17%       28%        1%         0%
                                                                  --------   --------  --------  --------   --------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:..............................................      N/A        N/A       N/A      0.45%      0.51%
                                                                  --------   --------  --------  --------   --------

                                                                              WORLD EX U.S. CORE EQUITY PORTFOLIO
                                                                  ----------------------------------------------------------
                                                                     YEAR         YEAR        YEAR        YEAR        YEAR
                                                                     ENDED        ENDED       ENDED       ENDED       ENDED
                                                                    OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                     2018         2017        2016        2015        2014
                                                                  ----------   ----------  ----------  ----------   --------
Net Asset Value, Beginning of Period............................. $    12.15   $     9.93  $     9.83  $    10.49   $  10.77
                                                                  ----------   ----------  ----------  ----------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..............................       0.31         0.27        0.26        0.26       0.28
   Net Gains (Losses) on Securities (Realized and Unrealized)....      (1.52)        2.21        0.08       (0.72)     (0.27)
                                                                  ----------   ----------  ----------  ----------   --------
       Total from Investment Operations..........................      (1.21)        2.48        0.34       (0.46)      0.01
                                                                  ----------   ----------  ----------  ----------   --------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.29)       (0.26)      (0.24)      (0.20)     (0.28)
   Net Realized Gains............................................         --           --          --          --      (0.01)
                                                                  ----------   ----------  ----------  ----------   --------
       Total Distributions.......................................      (0.29)       (0.26)      (0.24)      (0.20)     (0.29)
                                                                  ----------   ----------  ----------  ----------   --------
Net Asset Value, End of Period................................... $    10.65   $    12.15  $     9.93  $     9.83   $  10.49
                                                                  ==========   ==========  ==========  ==========   ========
Total Return.....................................................     (10.22%)      25.33%       3.58%      (4.50%)    (0.04%)
                                                                  ----------   ----------  ----------  ----------   --------
Net Assets, End of Period (thousands)............................ $3,129,791   $2,805,367  $1,656,445  $1,170,828   $406,648
Ratio of Expenses to Average Net Assets *........................       0.39%        0.40%       0.47%       0.47%      0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
  Indirectly) *..................................................       0.37%        0.40%       0.47%       0.52%      0.88%
Ratio of Net Investment Income to Average Net Assets.............       2.56%        2.48%       2.67%       2.54%      2.59%
Portfolio Turnover Rate..........................................          4%           4%          1%          1%         0%
                                                                  ----------   ----------  ----------  ----------   --------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:..............................................        N/A          N/A         N/A        0.03%      0.43%
                                                                  ----------   ----------  ----------  ----------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  WORLD CORE EQUITY PORTFOLIO
                                                                       -------------------------------------------------
                                                                         YEAR       YEAR      YEAR      YEAR      YEAR
                                                                         ENDED      ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2018       2017      2016      2015      2014
                                                                       --------   --------  --------  --------   -------
Net Asset Value, Beginning of Year.................................... $  16.06   $  13.14  $  12.94  $  13.33   $ 12.71
                                                                       --------   --------  --------  --------   -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.31       0.29      0.27      0.26      0.17
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (0.64)      2.98      0.20     (0.35)     0.87
                                                                       --------   --------  --------  --------   -------
       Total from Investment Operations...............................    (0.33)      3.27      0.47     (0.09)     1.04
                                                                       --------   --------  --------  --------   -------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.30)     (0.30)    (0.26)    (0.26)    (0.24)
   Net Realized Gains.................................................    (0.03)     (0.05)    (0.01)    (0.04)    (0.18)
                                                                       --------   --------  --------  --------   -------
       Total Distributions............................................    (0.33)     (0.35)    (0.27)    (0.30)    (0.42)
                                                                       --------   --------  --------  --------   -------
Net Asset Value, End of Year.......................................... $  15.40   $  16.06  $  13.14  $  12.94   $ 13.33
                                                                       ========   ========  ========  ========   =======
Total Return..........................................................    (2.16%)    25.14%     3.73%    (0.61%)    8.36%
                                                                       --------   --------  --------  --------   -------
Net Assets, End of Year (thousands)................................... $741,512   $546,891  $370,229  $202,655   $75,707
Ratio of Expenses to Average Net Assets *(B)..........................     0.35%      0.35%     0.35%     0.35%     0.35%
Ratio of Expenses to Average Net Assets (Excluding Fees...............
(Waived), (Expenses Reimbursed), and/or Previously Waived.............
Fees Recovered by Advisor) *..........................................     0.59%      0.60%     0.64%     0.65%     0.97%
Ratio of Net Investment Income to Average Net Assets..................     1.89%      1.95%     2.14%     1.95%     1.27%
                                                                       --------   --------  --------  --------   -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:...................................................     0.27%      0.28%     0.31%     0.32%     0.31%
                                                                       --------   --------  --------  --------   -------

                                                                           SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
                                                                       --------------------------------------------------
                                                                         YEAR       YEAR      YEAR      YEAR       YEAR
                                                                         ENDED      ENDED     ENDED     ENDED      ENDED
                                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                                         2018       2017      2016      2015       2014
                                                                       --------   --------  --------  --------   --------
Net Asset Value, Beginning of Year.................................... $  16.52   $  13.67  $  13.50  $  14.20   $  13.63
                                                                       --------   --------  --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................     0.31       0.29      0.26      0.27       0.27
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (0.66)      2.98      0.30     (0.34)      0.76
                                                                       --------   --------  --------  --------   --------
       Total from Investment Operations...............................    (0.35)      3.27      0.56     (0.07)      1.03
                                                                       --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.27)     (0.30)    (0.35)    (0.42)     (0.32)
   Net Realized Gains.................................................    (0.19)     (0.12)    (0.04)    (0.21)     (0.14)
                                                                       --------   --------  --------  --------   --------
       Total Distributions............................................    (0.46)     (0.42)    (0.39)    (0.63)     (0.46)
                                                                       --------   --------  --------  --------   --------
Net Asset Value, End of Year.......................................... $  15.71   $  16.52  $  13.67  $  13.50   $  14.20
                                                                       ========   ========  ========  ========   ========
Total Return..........................................................    (2.28%)    24.54%     4.32%    (0.34%)     7.83%
                                                                       --------   --------  --------  --------   --------
Net Assets, End of Year (thousands)................................... $403,195   $402,204  $289,904  $245,106   $147,276
Ratio of Expenses to Average Net Assets *(B)..........................     0.34%      0.35%     0.35%     0.40%      0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees...............
(Waived), (Expenses Reimbursed), and/or Previously Waived.............
Fees Recovered by Advisor) *..........................................     0.60%      0.62%     0.64%     0.66%      0.69%
Ratio of Net Investment Income to Average Net Assets..................     1.87%      1.90%     2.03%     1.93%      1.94%
                                                                       --------   --------  --------  --------   --------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:...................................................     0.29%      0.29%     0.32%     0.33%      0.34%
                                                                       --------   --------  --------  --------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              EMERGING MARKETS PORTFOLIO
                                                             ------------------------------------------------------------
                                                                YEAR         YEAR        YEAR        YEAR         YEAR
                                                                ENDED        ENDED       ENDED       ENDED        ENDED
                                                               OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                2018         2017        2016        2015         2014
                                                             ----------   ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year.......................... $    29.55   $    24.12  $    22.17  $    26.64   $    26.97
                                                             ----------   ----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.61         0.49        0.45        0.49         0.56
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (4.14)        5.43        1.95       (4.54)       (0.20)
                                                             ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations.....................      (3.53)        5.92        2.40       (4.05)        0.36
                                                             ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.56)       (0.49)      (0.45)      (0.42)       (0.53)
   Net Realized Gains.......................................         --           --          --          --        (0.16)
                                                             ----------   ----------  ----------  ----------   ----------
       Total Distributions..................................      (0.56)       (0.49)      (0.45)      (0.42)       (0.69)
                                                             ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Year................................ $    25.46   $    29.55  $    24.12  $    22.17   $    26.64
                                                             ==========   ==========  ==========  ==========   ==========
Total Return................................................     (12.14%)      24.83%      11.01%     (15.24%)       1.33%
                                                             ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands)......................... $5,394,188   $6,632,914  $4,915,400  $4,321,530   $4,073,698
Ratio of Expenses to Average Net Assets (B).................       0.47%        0.50%       0.56%       0.57%        0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................................       0.57%        0.60%       0.66%       0.60%        0.56%
Ratio of Net Investment Income to Average Net Assets........       2.08%        1.88%       2.04%       1.97%        2.11%
                                                             ----------   ----------  ----------  ----------   ----------

                                                                         EMERGING MARKETS SMALL CAP PORTFOLIO
                                                             ------------------------------------------------------------
                                                                YEAR         YEAR        YEAR        YEAR         YEAR
                                                                ENDED        ENDED       ENDED       ENDED        ENDED
                                                               OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                2018         2017        2016        2015         2014
                                                             ----------   ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year.......................... $    23.49   $    20.39  $    18.51  $    21.42   $    21.10
                                                             ----------   ----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.53         0.49        0.45        0.43         0.43
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (4.22)        3.58        2.04       (2.53)        0.62
                                                             ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations.....................      (3.69)        4.07        2.49       (2.10)        1.05
                                                             ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.53)       (0.51)      (0.47)      (0.41)       (0.40)
   Net Realized Gains.......................................      (0.55)       (0.46)      (0.14)      (0.40)       (0.33)
                                                             ----------   ----------  ----------  ----------   ----------
       Total Distributions..................................      (1.08)       (0.97)      (0.61)      (0.81)       (0.73)
                                                             ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Year................................ $    18.72   $    23.49  $    20.39  $    18.51   $    21.42
                                                             ==========   ==========  ==========  ==========   ==========
Total Return................................................     (16.45%)      21.00%      13.96%      (9.88%)       5.12%
                                                             ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands)......................... $6,304,406   $7,249,717  $5,459,509  $4,845,174   $4,860,603
Ratio of Expenses to Average Net Assets (B).................       0.70%        0.73%       0.72%       0.73%        0.72%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................................       0.90%        0.93%       0.92%       0.78%        0.72%
Ratio of Net Investment Income to Average Net Assets........       2.31%        2.32%       2.43%       2.16%        2.02%
                                                             ----------   ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       EMERGING MARKETS VALUE PORTFOLIO-CLASS R2 SHARES
                                                                       ---------------------------------------------
                                                                         YEAR      YEAR     YEAR      YEAR      YEAR
                                                                         ENDED     ENDED    ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,  OCT 31,   OCT 31,   OCT 31,
                                                                         2018      2017     2016      2015      2014
                                                                       -------    -------  -------  -------   -------
Net Asset Value, Beginning of Year.................................... $ 30.13    $ 24.71  $ 22.18  $ 27.79   $ 29.27
                                                                       -------    -------  -------  -------   -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................    0.63       0.31     0.46     0.49      0.59
   Net Gains (Losses) on Securities (Realized and Unrealized).........   (3.48)      5.60     2.75    (5.61)    (1.10)
                                                                       -------    -------  -------  -------   -------
       Total from Investment Operations...............................   (2.85)      5.91     3.21    (5.12)    (0.51)
                                                                       -------    -------  -------  -------   -------
Less Distributions:
-------------------
   Net Investment Income..............................................   (0.64)     (0.49)   (0.68)   (0.49)    (0.55)
   Net Realized Gains.................................................      --         --       --       --     (0.42)
                                                                       -------    -------  -------  -------   -------
       Total Distributions............................................   (0.64)     (0.49)   (0.68)   (0.49)    (0.97)
                                                                       -------    -------  -------  -------   -------
Net Asset Value, End of Year.......................................... $ 26.64    $ 30.13  $ 24.71  $ 22.18   $ 27.79
                                                                       =======    =======  =======  =======   =======
Total Return..........................................................   (9.66%)    24.11%   14.98%  (18.49%)   (1.75%)
                                                                       -------    -------  -------  -------   -------
Net Assets, End of Year (thousands)................................... $25,150    $31,198  $97,923  $74,076   $99,066
Ratio of Expenses to Average Net Assets (B)...........................    0.80%      0.81%    0.81%    0.81%     0.80%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and (Fees Paid Indirectly) (B)..............................    0.90%      0.91%    0.91%    0.84%     0.80%
Ratio of Net Investment Income to Average Net Assets..................    2.07%      1.19%    2.08%    1.93%     2.09%
                                                                       -------    -------  -------  -------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       EMERGING MARKETS VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                   -----------------------------------------------------------------
                                                       YEAR         YEAR         YEAR          YEAR          YEAR
                                                       ENDED        ENDED        ENDED         ENDED         ENDED
                                                      OCT 31,      OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                                       2018         2017         2016          2015          2014
                                                   -----------   -----------  -----------  -----------   -----------
Net Asset Value, Beginning of Year................ $     30.32   $     24.84  $     22.22  $     27.81   $     29.28
                                                   -----------   -----------  -----------  -----------   -----------
Income (loss) from Investment Operations
----------------------------------------
   Net Investment Income (Loss) (A)...............        0.73          0.61         0.51         0.54          0.66
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       (3.53)         5.40         2.77        (5.60)        (1.10)
                                                   -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations...........       (2.80)         6.01         3.28        (5.06)        (0.44)
                                                   -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income..........................       (0.71)        (0.53)       (0.66)       (0.53)        (0.61)
   Net Realized Gains.............................          --            --           --           --         (0.42)
                                                   -----------   -----------  -----------  -----------   -----------
       Total Distributions........................       (0.71)        (0.53)       (0.66)       (0.53)        (1.03)
                                                   -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Year...................... $     26.81   $     30.32  $     24.84  $     22.22   $     27.81
                                                   ===========   ===========  ===========  ===========   ===========
Total Return......................................       (9.45%)       24.41%       15.23%      (18.27%)       (1.51%)
Net Assets, End of Year (thousands)............... $16,431,410   $19,383,230  $16,304,321  $14,834,888   $18,647,276
Ratio of Expenses to Average Net Assets (B).......        0.54%         0.57%        0.56%        0.56%         0.55%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)
  (B).............................................        0.64%         0.67%        0.66%        0.59%         0.55%
Ratio of Net Investment Income to Average Net
  Assets..........................................        2.37%         2.23%        2.31%        2.12%         2.35%
                                                   -----------   -----------  -----------  -----------   -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           EMERGING MARKETS CORE EQUITY PORTFOLIO
                                             -----------------------------------------------------------------
                                                 YEAR         YEAR         YEAR          YEAR         YEAR
                                                 ENDED        ENDED        ENDED         ENDED        ENDED
                                                OCT 31,      OCT 31,      OCT 31,       OCT 31,      OCT 31,
                                                 2018         2017         2016          2015         2014
                                             -----------   -----------  -----------  -----------   -----------
Net Asset Value, Beginning of Year.......... $     22.38   $     18.40  $     16.81  $     20.08   $     20.09
                                             -----------   -----------  -----------  -----------   -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........        0.50          0.42         0.37         0.39          0.42
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       (3.47)         3.95         1.59        (3.29)        (0.03)
                                             -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations.....       (2.97)         4.37         1.96        (2.90)         0.39
                                             -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.46)        (0.39)       (0.37)       (0.37)        (0.40)
                                             -----------   -----------  -----------  -----------   -----------
       Total Distributions..................       (0.46)        (0.39)       (0.37)       (0.37)        (0.40)
                                             -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Year................ $     18.95   $     22.38  $     18.40  $     16.81   $     20.08
                                             ===========   ===========  ===========  ===========   ===========
Total Return................................      (13.48%)       24.02%       11.87%      (14.49%)        1.89%
                                             -----------   -----------  -----------  -----------   -----------
Net Assets, End of Year (thousands)......... $25,372,759   $27,085,722  $18,712,966  $14,856,878   $15,727,547
Ratio of Expenses to Average Net Assets.....        0.52%         0.55%        0.61%        0.62%         0.61%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and Fees
  Paid Indirectly)..........................        0.52%         0.56%        0.61%        0.62%         0.61%
Ratio of Net Investment Income to
  Average Net Assets........................        2.25%         2.08%        2.20%        2.06%         2.10%
Portfolio Turnover Rate.....................           4%            4%           3%           5%            2%
                                             -----------   -----------  -----------  -----------   -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which thirty-four (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   Of the Portfolios, eight invest all of their assets in a corresponding series or fund (each such Portfolio, a "Feeder Fund"). Of the Feeder Funds, seven invest all of their assets in a corresponding series of The DFA Investment Trust Company ("DFAITC") and one invests all of its assets in the Dimensional Emerging Markets Value Fund ("DEM") (each such series within DFAITC and DEM, a "Master Fund"). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a "Fund of Funds"). The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an "Underlying Fund"). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio invest in three Underlying Funds within the Fund each. As of October 31, 2018, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

                                                                                                      PERCENTAGE
                                                                                                       OWNERSHIP
FEEDER FUNDS                                       MASTER/UNDERLYING FUNDS                            AT 10/31/18
------------                                       -----------------------                            -----------
U.S. Large Cap Value Portfolio                     The U.S. Large Cap Value Series                        86%
Japanese Small Company Portfolio                   The Japanese Small Company Series                      16%
Asia Pacific Small Company Portfolio               The Asia Pacific Small Company Series                  20%
United Kingdom Small Company Portfolio             The United Kingdom Small Company Series                 2%
Continental Small Company Portfolio                The Continental Small Company Series                   12%
Emerging Markets Portfolio                         The Emerging Markets Series                            99%
Emerging Markets Small Cap Portfolio               The Emerging Markets Small Cap Series                  99%
Emerging Markets Value Portfolio                   Dimensional Emerging Markets Value Fund                99%

                                                                                                      PERCENTAGE
                                                                                                       OWNERSHIP
FUND OF FUNDS                                      MASTER/UNDERLYING FUNDS                            AT 10/31/18
-------------                                      -----------------------                            -----------
International Small Company Portfolio              The Continental Small Company Series                   87%
                                                   The Japanese Small Company Series                      84%
                                                   The United Kingdom Small Company Series                97%
                                                   The Asia Pacific Small Company Series                  80%
                                                   The Canadian Small Company Series                      98%
Global Small Company Portfolio                     U.S. Small Cap Portfolio                               --
                                                   The Continental Small Company Series                   --
                                                   The Japanese Small Company Series                      --
                                                   The Asia Pacific Small Company Series                  --

                                                                                                       PERCENTAGE
                                                                                                       OWNERSHIP
FUND OF FUNDS                                      MASTER/UNDERLYING FUNDS                            AT 10/31/18
-------------                                      -----------------------                            -----------
                                                   The Canadian Small Company Series                           --
                                                   The Emerging Markets Small Cap Series                       --
                                                   The United Kingdom Small Company Series                     --
DFA Global Real Estate Securities Portfolio*       DFA Real Estate Securities Portfolio                        16%
                                                   DFA International Real Estate Securities Portfolio          47%
World ex U.S. Value Portfolio                      Dimensional Emerging Markets Value Fund                     --
                                                   DFA International Small Cap Value Portfolio                 --
                                                   The DFA International Value Series                           1%
World Core Equity Portfolio                        U.S. Core Equity 1 Portfolio                                 2%
                                                   International Core Equity Portfolio                          1%
                                                   Emerging Markets Core Equity Portfolio                      --
Selectively Hedged Global Equity Portfolio         U.S. Core Equity 2 Portfolio                                 1%
                                                   International Core Equity Portfolio                         --
                                                   Emerging Markets Core Equity Portfolio                      --

* The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

   To achieve its investment objective, each Feeder Fund and Fund of Funds invests primarily in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each international and global Fund of Funds may engage in forward currency contracts.

   The financial statements of the Feeder Funds' Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio and International High Relative Profitability Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds', International Small Company Portfolio's, Global Small Company Portfolio's and World ex U.S. Value Portfolio's investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio do isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios, Enhanced U.S. Large Company Portfolio, and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio and Emerging Markets Core Equity Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio.................................... 0.20%
U.S. Large Cap Equity Portfolio.......................................... 0.15%
U.S. Large Cap Value Portfolio........................................... 0.25%
U.S. Targeted Value Portfolio............................................ 0.35%
U.S. Small Cap Value Portfolio........................................... 0.50%
U.S. Core Equity 1 Portfolio............................................. 0.17%
U.S. Core Equity 2 Portfolio............................................. 0.20%
U.S. Vector Equity Portfolio............................................. 0.30%
U.S. Small Cap Portfolio................................................. 0.35%

U.S. Micro Cap Portfolio................................................. 0.50%
U.S. High Relative Profitability Portfolio............................... 0.20%
DFA Real Estate Securities Portfolio..................................... 0.17%
Large Cap International Portfolio........................................ 0.20%
International Core Equity Portfolio...................................... 0.27%
International Small Company Portfolio.................................... 0.40%
Global Small Company Portfolio........................................... 0.45%
Japanese Small Company Portfolio......................................... 0.50%
Asia Pacific Small Company Portfolio..................................... 0.50%
United Kingdom Small Company Portfolio................................... 0.50%
Continental Small Company Portfolio...................................... 0.50%
DFA International Real Estate Securities Portfolio....................... 0.25%
DFA Global Real Estate Securities Portfolio.............................. 0.20%
DFA International Small Cap Value Portfolio.............................. 0.65%
International Vector Equity Portfolio.................................... 0.45%
International High Relative Profitability Portfolio...................... 0.25%
World ex U.S. Value Portfolio............................................ 0.47%
World ex U.S. Targeted Value Portfolio................................... 0.58%
World ex U.S. Core Equity Portfolio...................................... 0.32%
World Core Equity Portfolio.............................................. 0.30%
Selectively Hedged Global Equity Portfolio............................... 0.30%
Emerging Markets Portfolio............................................... 0.42%
Emerging Markets Small Cap Portfolio..................................... 0.65%
Emerging Markets Value Portfolio......................................... 0.50%
Emerging Markets Core Equity Portfolio................................... 0.47%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreements (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2019, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2018, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived. With respect to the World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio's proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

                                                                                             NET WAIVED
                                                                          RECOVERY         FEES/EXPENSES      PREVIOUSLY WAIVED
                                                                       OF PREVIOUSLY     ASSUMED (RECOVERED     FEES/ EXPENSES
                                                   EXPENSE LIMITATION   WAIVED FEES/     PREVIOUSLY WAIVED     ASSUMED SUBJECT
INSTITUTIONAL CLASS SHARES                               AMOUNT       EXPENSES ASSUMED FEES/EXPENSES ASSUMED) TO FUTURE RECOVERY
--------------------------                         ------------------ ---------------- ---------------------- ------------------
Enhanced U.S. Large Company Portfolio (1).........        0.15%            $    1             $   287              $   445
U.S. Large Cap Equity Portfolio (1)...............        0.19%                --                  --                   --
U.S. Large Cap Value Portfolio (2)................        0.25%                --              25,540                   --
U.S. Targeted Value Portfolio (3).................        0.50%                --                  --                   --
U.S. Core Equity 1 Portfolio (1)..................        0.23%                --                  --                   --
U.S. Core Equity 2 Portfolio (1)..................        0.26%                --                  --                   --
U.S. Vector Equity Portfolio (1)..................        0.36%                --                  --                   --
U.S. High Relative Profitability Portfolio (4)....        0.25%                 6                  74                  130
DFA Real Estate Securities Portfolio (1)..........        0.18%                 3                 724                2,033
Large Cap International Portfolio (1).............        0.24%                40                 (40)                  --
International Core Equity Portfolio (1)...........        0.30%             1,096                (743)               1,849
International Small Company Portfolio (5).........        0.45%                --                  --                   --
Global Small Company Portfolio (4)................        0.49%                --                 104                  161
Japanese Small Company Portfolio (6)..............        0.47%                --                 682                   --
Asia Pacific Small Company Portfolio (6)..........        0.47%                --                 364                   --
United Kingdom Small Company Portfolio (6)........        0.47%                 2                  43                   21
Continental Small Company Portfolio (6)...........        0.47%                --                 722                   --
DFA International Real Estate Securities
  Portfolio (7)...................................        0.29%                --                  --                   --
DFA Global Real Estate Securities Portfolio (8)...        0.24%                 2               8,006               21,469
International Vector Equity Portfolio (1).........        0.60%                --                  --                   --
International High Relative Profitability
  Portfolio (4)...................................        0.35%                44                  10                   72
World ex U.S. Value Portfolio (9).................        0.60%                --                 543                   --
World ex U.S. Targeted Value Portfolio (10)               0.80%                --                  --                   --
World ex U.S. Core Equity Portfolio (11)..........        0.39%               922                (917)                   9
World Core Equity Portfolio (12)..................        0.35%               173               1,685                   --
Selectively Hedged Global Equity Portfolio (13)           0.40%                --               1,098                   --
Emerging Markets Portfolio (14)...................        0.49%                --               6,154                   --
Emerging Markets Small Cap Portfolio (2)..........        0.65%                --              14,930                   --
Emerging Markets Value Portfolio (2)..............        0.50%                --              19,054                   --

                                                                                     NET WAIVED
                                                                 RECOVERY           FEES/EXPENSES      PREVIOUSLY WAIVED
                                                               OF PREVIOUSLY     ASSUMED (RECOVERED      FEES/ EXPENSES
                                         EXPENSE LIMITATION    WAIVED FEES/       PREVIOUSLY WAIVED     ASSUMED SUBJECT
INSTITUTIONAL CLASS SHARES                     AMOUNT        EXPENSES ASSUMED  FEES/EXPENSES ASSUMED)  TO FUTURE RECOVERY
--------------------------               ------------------  ----------------- ----------------------  ------------------
Emerging Markets Core Equity Portfolio
  (1)...................................               0.54% $           1,257               $ (1,257)                 --
CLASS R1 SHARES
---------------
U.S. Targeted Value Portfolio (15)......               0.62%                --                     --                  --
CLASS R2 SHARES
---------------
U.S. Targeted Value Portfolio (15)......               0.77%                --                     --                  --
Emerging Markets Value Portfolio (16)...               0.96%                --                     29                  --

(1)The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio's ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. The Fee Waiver Agreements for the Enhanced U.S. Large Company Portfolio and Large Cap International Portfolio became effective on April 3, 2017 and January 1, 2017, respectively. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio's and Emerging Markets Core Equity Portfolio's Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.
(2)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis.
(3)The Advisor has contractually agreed to waive its management fee and to assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.
(4)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

(5)Effective July 21, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the Expense Limitation Amount listed above.
(6)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of a Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume each Portfolio's other direct expenses to the extent necessary to limit the direct expenses of each Portfolio to the Expense Limitation Amount listed above. The Fee Waiver Agreement did not include the indirect expenses each Portfolio bore as a shareholder of its Master Fund.
(7)Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. Prior to February 28, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.65% of the Portfolio's average net assets on an annualized basis.
(8)Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. From February 28, 2012 to February 27, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.32% of the Portfolio's average net assets on an annualized basis.

(9) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.47% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds' management fees have been offset (the "Remaining Management Fee")) to the extent necessary to reduce the Portfolio's ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. Further, at any time that the Portfolio Expenses of the Portfolio are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount, as listed above.
(10)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.58% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(11)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(12)Effective June 27, 2014, the Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio's proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). Prior to June 27, 2014, the Expense Limitation Amount was 0.40% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.

(13)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(14)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.42% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.
(15)The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Class R1 shares or Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.
(16)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the "Annualized Expense Ratio"). At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than the Annualized Expense Ratio listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and does not cause the annualized expense ratio of the Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio, as listed above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

EARNED INCOME CREDIT:

   Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
Large Cap International Portfolio...........................   $  391
International Core Equity Portfolio.........................    2,570
DFA International Real Estate Securities Portfolio..........      488
DFA International Small Cap Value Portfolio.................    1,844
International Vector Equity Portfolio.......................       97
International High Relative Profitability Portfolio.........       41
World ex U.S. Targeted Value Portfolio......................       27
World ex U.S. Core Equity Portfolio.........................      244
Emerging Markets Core Equity Portfolio......................    2,940

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio....................... $ 10
U.S. Large Cap Equity Portfolio.............................   11
U.S. Large Cap Value Portfolio..............................  502
U.S. Targeted Value Portfolio...............................  181
U.S. Small Cap Value Portfolio..............................  414
U.S. Core Equity 1 Portfolio................................  310
U.S. Core Equity 2 Portfolio................................  404
U.S. Vector Equity Portfolio................................  107
U.S. Small Cap Portfolio....................................  295
U.S. Micro Cap Portfolio....................................  192
U.S. High Relative Profitability Portfolio..................   --
DFA Real Estate Securities Portfolio........................  188
Large Cap International Portfolio...........................  108
International Core Equity Portfolio.........................  395
International Small Company Portfolio.......................  321
Global Small Company Portfolio..............................   --
Japanese Small Company Portfolio............................   14
Asia Pacific Small Company Portfolio........................    9
United Kingdom Small Company Portfolio......................    2
Continental Small Company Portfolio.........................    9

DFA International Real Estate Securities Portfolio.......... $ 87
DFA Global Real Estate Securities Portfolio.................   87
DFA International Small Cap Value Portfolio.................  446
International Vector Equity Portfolio.......................   38
International High Relative Profitability Portfolio.........   --
World ex U.S. Value Portfolio...............................    3
World ex U.S. Targeted Value Portfolio......................    4
World ex U.S. Core Equity Portfolio.........................   21
World Core Equity Portfolio.................................    4
Selectively Hedged Global Equity Portfolio..................    4
Emerging Markets Portfolio..................................  147
Emerging Markets Small Cap Portfolio........................  133
Emerging Markets Value Portfolio............................  578
Emerging Markets Core Equity Portfolio......................  410

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios' transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                             U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                             -------------------------- ---------------------------
                                                             PURCHASES      SALES       PURCHASES       SALES
                                                             ---------       --------    ----------    ----------
Enhanced U.S. Large Company Portfolio....................... $136,212      $152,687     $  184,906    $  157,894
U.S. Large Cap Equity Portfolio.............................       --            --        289,717        94,707
U.S. Targeted Value Portfolio...............................       --            --      2,930,543     2,529,263
U.S. Small Cap Value Portfolio..............................       --            --      4,385,966     4,083,905
U.S. Core Equity 1 Portfolio................................       --            --      3,162,425       653,309
U.S. Core Equity 2 Portfolio................................       --            --      3,208,940     1,105,087
U.S. Vector Equity Portfolio................................       --            --        497,943       495,501
U.S. Small Cap Portfolio....................................       --            --      3,490,935     2,255,328
U.S. Micro Cap Portfolio....................................       --            --      1,598,450     1,264,070
U.S. High Relative Profitability Portfolio..................       --            --        612,349        29,122
DFA Real Estate Securities Portfolio........................       --            --        978,099       249,339
Large Cap International Portfolio...........................       --            --        757,415       398,948
International Core Equity Portfolio.........................       --            --      6,239,102     1,030,467
DFA International Real Estate Securities Portfolio..........       --            --        596,904       309,423
DFA Global Real Estate Securities Portfolio.................       --            --      1,207,928       233,056
DFA International Small Cap Value Portfolio.................       --            --      3,796,700     3,529,630
International Vector Equity Portfolio.......................       --            --        559,542       315,227
International High Relative Profitability Portfolio.........       --            --        242,166        15,917
World ex U.S. Targeted Value Portfolio......................       --            --        199,909       118,229
World ex U.S. Core Equity Portfolio.........................       --            --        903,936       139,772
Emerging Markets Core Equity Portfolio......................       --            --      4,054,095     1,003,846

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                               CHANGE IN
                                                                NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                               BALANCE AT PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND
                                10/31/17   AT COST   FROM SALES   ON SALES   DEPRECIATION     2018         2018      INCOME
                               ---------- ---------- ---------- ------------ ------------- ----------- ------------ --------
ENHANCED U.S. LARGE COMPANY
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $    3,027 $   94,538 $   95,294    $  (1)          --      $    2,270        196    $   177
                               ---------- ---------- ----------    -----         ----      ----------    -------    -------
TOTAL                          $    3,027 $   94,538 $   95,294    $  (1)          --      $    2,270        196    $   177
                               ========== ========== ==========    =====         ====      ==========    =======    =======
U.S. LARGE CAP EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $   41,253 $  206,970 $  207,794    $  (5)        $  2      $   40,426      3,494    $   691
                               ---------- ---------- ----------    -----         ----      ----------    -------    -------
TOTAL                          $   41,253 $  206,970 $  207,794    $  (5)        $  2      $   40,426      3,494    $   691
                               ========== ========== ==========    =====         ====      ==========    =======    =======
U.S. TARGETED VALUE PORTFOLIO
The DFA Short Term Investment
  Fund                         $1,670,768 $6,745,766 $7,070,734    $(120)        $  2      $1,345,682    116,308    $25,509
                               ---------- ---------- ----------    -----         ----      ----------    -------    -------
TOTAL                          $1,670,768 $6,745,766 $7,070,734    $(120)        $  2      $1,345,682    116,308    $25,509
                               ========== ========== ==========    =====         ====      ==========    =======    =======
U.S. SMALL CAP VALUE PORTFOLIO
The DFA Short Term Investment
  Fund                         $1,834,294 $7,747,819 $7,914,763    $(150)        $(29)     $1,667,171    144,094    $33,577
                               ---------- ---------- ----------    -----         ----      ----------    -------    -------
TOTAL                          $1,834,294 $7,747,819 $7,914,763    $(150)        $(29)     $1,667,171    144,094    $33,577
                               ========== ========== ==========    =====         ====      ==========    =======    =======
U.S. CORE EQUITY 1 PORTFOLIO
The DFA Short Term Investment
  Fund                         $1,640,846 $7,354,641 $7,525,276    $(157)        $  1      $1,470,055    127,058    $27,491
                               ---------- ---------- ----------    -----         ----      ----------    -------    -------
TOTAL                          $1,640,846 $7,354,641 $7,525,276    $(157)        $  1      $1,470,055    127,058    $27,491
                               ========== ========== ==========    =====         ====      ==========    =======    =======
U.S. CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment
  Fund                         $2,291,391 $8,187,807 $8,731,906    $(115)        $(15)     $1,747,162    151,008    $31,674
                               ---------- ---------- ----------    -----         ----      ----------    -------    -------
TOTAL                          $2,291,391 $8,187,807 $8,731,906    $(115)        $(15)     $1,747,162    151,008    $31,674
                               ========== ========== ==========    =====         ====      ==========    =======    =======


                               CAPITAL GAIN
                               DISTRIBUTIONS
                               -------------
ENHANCED U.S. LARGE COMPANY
  PORTFOLIO
The DFA Short Term Investment
  Fund                              --
                                    --
TOTAL                               --
                                    ==
U.S. LARGE CAP EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                              --
                                    --
TOTAL                               --
                                    ==
U.S. TARGETED VALUE PORTFOLIO
The DFA Short Term Investment
  Fund                              --
                                    --
TOTAL                               --
                                    ==
U.S. SMALL CAP VALUE PORTFOLIO
The DFA Short Term Investment
  Fund                              --
                                    --
TOTAL                               --
                                    ==
U.S. CORE EQUITY 1 PORTFOLIO
The DFA Short Term Investment
  Fund                              --
                                    --
TOTAL                               --
                                    ==
U.S. CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment
  Fund                              --
                                    --
TOTAL                               --
                                    ==

                                                                                   CHANGE IN
                                                                    NET REALIZED  UNREALIZED
                               BALANCE AT  PURCHASES  PROCEEDS FROM GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                                10/31/17    AT COST       SALES       ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018
                               ---------- ----------- ------------- ------------ ------------- ---------------- ----------------
U.S. VECTOR EQUITY PORTFOLIO
The DFA Short Term Investment
  Fund                         $  572,203 $ 2,285,629  $ 2,481,603     $ (52)        $(17)        $  376,160         32,512
                               ---------- -----------  -----------     -----         ----         ----------        -------
TOTAL                          $  572,203 $ 2,285,629  $ 2,481,603     $ (52)        $(17)        $  376,160         32,512
                               ========== ===========  ===========     =====         ====         ==========        =======
U.S. SMALL CAP PORTFOLIO
The DFA Short Term Investment
  Fund                         $3,582,679 $10,675,988  $11,742,669     $(358)        $(18)        $2,515,622        217,426
                               ---------- -----------  -----------     -----         ----         ----------        -------
TOTAL                          $3,582,679 $10,675,988  $11,742,669     $(358)        $(18)        $2,515,622        217,426
                               ========== ===========  ===========     =====         ====         ==========        =======
U.S. MICRO CAP PORTFOLIO
The DFA Short Term Investment
  Fund                         $1,087,256 $ 3,398,792  $ 3,527,906     $ (61)        $ (7)        $  958,074         82,807
                               ---------- -----------  -----------     -----         ----         ----------        -------
TOTAL                          $1,087,256 $ 3,398,792  $ 3,527,906     $ (61)        $ (7)        $  958,074         82,807
                               ========== ===========  ===========     =====         ====         ==========        =======
U.S. HIGH RELATIVE
  PROFITABILITY PORTFOLIO
The DFA Short Term Investment
  Fund                         $    8,012 $   107,833  $   106,403     $  (3)        $  1         $    9,440            816
                               ---------- -----------  -----------     -----         ----         ----------        -------
TOTAL                          $    8,012 $   107,833  $   106,403     $  (3)        $  1         $    9,440            816
                               ========== ===========  ===========     =====         ====         ==========        =======
DFA REAL ESTATE SECURITIES
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $  416,958 $ 3,156,153  $ 3,213,619     $ (37)        $ (2)        $  359,453         31,068
                               ---------- -----------  -----------     -----         ----         ----------        -------
TOTAL                          $  416,958 $ 3,156,153  $ 3,213,619     $ (37)        $ (2)        $  359,453         31,068
                               ========== ===========  ===========     =====         ====         ==========        =======
LARGE CAP INTERNATIONAL
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $  273,686 $ 1,581,314  $ 1,648,654     $ (31)        $ 35         $  206,350         17,835
                               ---------- -----------  -----------     -----         ----         ----------        -------
TOTAL                          $  273,686 $ 1,581,314  $ 1,648,654     $ (31)        $ 35         $  206,350         17,835
                               ========== ===========  ===========     =====         ====         ==========        =======


                               DIVIDEND CAPITAL GAIN
                                INCOME  DISTRIBUTIONS
                               -------- -------------
U.S. VECTOR EQUITY PORTFOLIO
The DFA Short Term Investment
  Fund                         $ 8,909       --
                               -------       --
TOTAL                          $ 8,909       --
                               =======       ==
U.S. SMALL CAP PORTFOLIO
The DFA Short Term Investment
  Fund                         $53,834       --
                               -------       --
TOTAL                          $53,834       --
                               =======       ==
U.S. MICRO CAP PORTFOLIO
The DFA Short Term Investment
  Fund                         $16,526       --
                               -------       --
TOTAL                          $16,526       --
                               =======       ==
U.S. HIGH RELATIVE
  PROFITABILITY PORTFOLIO
The DFA Short Term Investment
  Fund                         $     1       --
                               -------       --
TOTAL                          $     1       --
                               =======       ==
DFA REAL ESTATE SECURITIES
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $ 6,658       --
                               -------       --
TOTAL                          $ 6,658       --
                               =======       ==
LARGE CAP INTERNATIONAL
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $ 5,343       --
                               -------       --
TOTAL                          $ 5,343       --
                               =======       ==

                                                                                CHANGE IN
                                                                 NET REALIZED  UNREALIZED
                               BALANCE AT  PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                                10/31/17    AT COST   FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018
                               ---------- ----------  ---------- ------------ ------------- ---------------- ----------------
INTERNATIONAL CORE EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $1,710,859 $6,518,040  $6,624,353   $    (83)    $     (17)     $1,604,446        138,673
                               ---------- ----------  ----------   --------     ---------      ----------        -------
TOTAL                          $1,710,859 $6,518,040  $6,624,353   $    (83)    $     (17)     $1,604,446        138,673
                               ========== ==========  ==========   ========     =========      ==========        =======
GLOBAL SMALL COMPANY PORTFOLIO
DFA US Small Cap Portfolio     $    7,573 $   11,452  $    1,151   $    (93)    $    (772)     $   17,009            486
                               ---------- ----------  ----------   --------     ---------      ----------        -------
TOTAL                          $    7,573 $   11,452  $    1,151   $    (93)    $    (772)     $   17,009            486
                               ========== ==========  ==========   ========     =========      ==========        =======
DFA INTERNATIONAL REAL ESTATE
  SECURITIES PORTFOLIO
The DFA Short Term Investment
  Fund                         $  185,600 $2,427,213  $2,398,452   $    (50)    $       6      $  214,317         18,523
                               ---------- ----------  ----------   --------     ---------      ----------        -------
TOTAL                          $  185,600 $2,427,213  $2,398,452   $    (50)    $       6      $  214,317         18,523
                               ========== ==========  ==========   ========     =========      ==========        =======
DFA GLOBAL REAL ESTATE
  SECURITIES PORTFOLIO
DFA International Real Estate
  Securities Portfolio         $2,368,488 $  533,594  $  195,157   $(20,040)    $(102,522)     $2,584,363        532,858
DFA Real Estate Securities
  Portfolio                     1,583,375         (1)    187,541     33,773       (74,522)      1,355,084         39,692
The DFA Short Term Investment
  Fund                            107,840  1,723,001   1,741,769        (54)           17          89,035          7,695
                               ---------- ----------  ----------   --------     ---------      ----------        -------
TOTAL                          $4,059,703 $2,256,594  $2,124,467   $ 13,679     $(177,027)     $4,028,482        580,245
                               ========== ==========  ==========   ========     =========      ==========        =======
DFA INTERNATIONAL SMALL CAP
  VALUE PORTFOLIO
The DFA Short Term Investment
  Fund                         $  910,021 $3,229,301  $3,191,126   $    (64)    $     (36)     $  948,096         81,944
                               ---------- ----------  ----------   --------     ---------      ----------        -------
TOTAL                          $  910,021 $3,229,301  $3,191,126   $    (64)    $     (36)     $  948,096         81,944
                               ========== ==========  ==========   ========     =========      ==========        =======


                               DIVIDEND CAPITAL GAIN
                                INCOME  DISTRIBUTIONS
                               -------- -------------
INTERNATIONAL CORE EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $ 38,119        --
                               --------    ------
TOTAL                          $ 38,119        --
                               ========    ======
GLOBAL SMALL COMPANY PORTFOLIO
DFA US Small Cap Portfolio     $    131    $  333
                               --------    ------
TOTAL                          $    131    $  333
                               ========    ======
DFA INTERNATIONAL REAL ESTATE
  SECURITIES PORTFOLIO
The DFA Short Term Investment
  Fund                         $  4,562        --
                               --------    ------
TOTAL                          $  4,562        --
                               ========    ======
DFA GLOBAL REAL ESTATE
  SECURITIES PORTFOLIO
DFA International Real Estate
  Securities Portfolio          104,259        --
DFA Real Estate Securities
  Portfolio                      73,791    $5,030
The DFA Short Term Investment
  Fund                            3,943        --
                               --------    ------
TOTAL                          $181,993    $5,030
                               ========    ======
DFA INTERNATIONAL SMALL CAP
  VALUE PORTFOLIO
The DFA Short Term Investment
  Fund                         $ 19,728        --
                               --------    ------
TOTAL                          $ 19,728        --
                               ========    ======

                                                                              CHANGE IN
                                                               NET REALIZED  UNREALIZED
                               BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                                10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018
                               ---------- --------- ---------- ------------ ------------- ---------------- ----------------
INTERNATIONAL VECTOR EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                          $169,224  $590,529   $593,317     $  (4)       $    (6)       $166,426          14,384
                                --------  --------   --------     -----        -------        --------          ------
TOTAL                           $169,224  $590,529   $593,317     $  (4)       $    (6)       $166,426          14,384
                                ========  ========   ========     =====        =======        ========          ======
INTERNATIONAL HIGH RELATIVE
  PROFITABILITY PORTFOLIO
The DFA Short Term Investment
  Fund                          $  1,943  $126,084   $115,342        --             --        $ 12,685           1,096
                                --------  --------   --------     -----        -------        --------          ------
TOTAL                           $  1,943  $126,084   $115,342        --             --        $ 12,685           1,096
                                ========  ========   ========     =====        =======        ========          ======
WORLD EX U.S. VALUE PORTFOLIO
DFA International Small Cap
  Value Portfolio               $ 24,824  $  8,528   $  5,485     $(152)       $(4,644)       $ 23,071           1,199
                                --------  --------   --------     -----        -------        --------          ------
TOTAL                           $ 24,824  $  8,528   $  5,485     $(152)       $(4,644)       $ 23,071           1,199
                                ========  ========   ========     =====        =======        ========          ======
WORLD EX U.S. TARGETED VALUE
  PORTFOLIO
The DFA Short Term Investment
  Fund                          $  7,173  $ 30,854   $ 33,367     $  (1)            --        $  4,659             403
                                --------  --------   --------     -----        -------        --------          ------
TOTAL                           $  7,173  $ 30,854   $ 33,367     $  (1)            --        $  4,659             403
                                ========  ========   ========     =====        =======        ========          ======
WORLD EX U.S. CORE EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                          $158,025  $568,872   $596,577     $  (7)       $    (1)       $130,312          11,263
                                --------  --------   --------     -----        -------        --------          ------
TOTAL                           $158,025  $568,872   $596,577     $  (7)       $    (1)       $130,312          11,263
                                ========  ========   ========     =====        =======        ========          ======


                               DIVIDEND CAPITAL GAIN
                                INCOME  DISTRIBUTIONS
                               -------- -------------
INTERNATIONAL VECTOR EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                          $3,583        --
                                ------      ----
TOTAL                           $3,583        --
                                ======      ====
INTERNATIONAL HIGH RELATIVE
  PROFITABILITY PORTFOLIO
The DFA Short Term Investment
  Fund                              --        --
                                ------      ----
TOTAL                               --        --
                                ======      ====
WORLD EX U.S. VALUE PORTFOLIO
DFA International Small Cap
  Value Portfolio               $  595      $772
                                ------      ----
TOTAL                           $  595      $772
                                ======      ====
WORLD EX U.S. TARGETED VALUE
  PORTFOLIO
The DFA Short Term Investment
  Fund                          $   96        --
                                ------      ----
TOTAL                           $   96        --
                                ======      ====
WORLD EX U.S. CORE EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                          $3,108        --
                                ------      ----
TOTAL                           $3,108        --
                                ======      ====

                                                                               CHANGE IN
                                                                NET REALIZED  UNREALIZED
                               BALANCE AT PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                                10/31/17   AT COST   FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018
                               ---------- ---------- ---------- ------------ ------------- ---------------- ----------------
WORLD CORE EQUITY PORTFOLIO
U.S. Core Equity 1 Portfolio   $  276,439 $  157,099 $   37,812    $1,090      $  7,323        $404,139          17,749
International Core Equity
  Portfolio                       203,505    109,399     26,324       925       (32,279)        255,226          20,176
Emerging Markets Core Equity
  Portfolio                        66,399     40,117      9,750       (63)      (14,931)         81,772           4,315
                               ---------- ---------- ----------    ------      --------        --------          ------
TOTAL                          $  546,343 $  306,615 $   73,886    $1,952      $(39,887)       $741,137          42,240
                               ========== ========== ==========    ======      ========        ========          ======
SELECTIVELY HEDGED GLOBAL
  EQUITY PORTFOLIO
U.S. Core Equity 2 Portfolio   $  165,111 $   35,343 $   21,061    $  793      $  1,564        $181,750           8,553
International Core Equity
  Portfolio                       139,217     25,895     18,914       817       (16,519)        130,496          10,316
Emerging Markets Core Equity
  Portfolio                        73,349     14,439      9,591       436       (12,232)         66,401           3,504
                               ---------- ---------- ----------    ------      --------        --------          ------
TOTAL                          $  377,677 $   75,677 $   49,566    $2,046      $(27,187)       $378,647          22,373
                               ========== ========== ==========    ======      ========        ========          ======
EMERGING MARKETS CORE EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $1,102,540 $4,512,373 $4,881,110    $  (73)     $    (27)       $733,703          63,414
                               ---------- ---------- ----------    ------      --------        --------          ------
TOTAL                          $1,102,540 $4,512,373 $4,881,110    $  (73)     $    (27)       $733,703          63,414
                               ========== ========== ==========    ======      ========        ========          ======


                               DIVIDEND CAPITAL GAIN
                                INCOME  DISTRIBUTIONS
                               -------- -------------
WORLD CORE EQUITY PORTFOLIO
U.S. Core Equity 1 Portfolio   $ 5,605     $1,843
International Core Equity
  Portfolio                      6,655         --
Emerging Markets Core Equity
  Portfolio                      1,856         --
                               -------     ------
TOTAL                          $14,116     $1,843
                               =======     ======
SELECTIVELY HEDGED GLOBAL
  EQUITY PORTFOLIO
U.S. Core Equity 2 Portfolio   $ 2,581     $1,607
International Core Equity
  Portfolio                      3,549         --
Emerging Markets Core Equity
  Portfolio                      1,567         --
                               -------     ------
TOTAL                          $ 7,697     $1,607
                               =======     ======
EMERGING MARKETS CORE EQUITY
  PORTFOLIO
The DFA Short Term Investment
  Fund                         $22,089         --
                               -------     ------
TOTAL                          $22,089         --
                               =======     ======

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                             CAPITAL GAINS  CAPITAL GAINS   INCOME     TOTAL
                                                             -------------- ------------- ---------- ----------
Enhanced U.S. Large Company Portfolio
2017........................................................    $  5,224     $    4,088       --     $    9,312
2018........................................................      25,719         29,522       --         55,241
U.S. Large Cap Equity Portfolio
2017........................................................      18,564             --       --         18,564
2018........................................................      22,154             --       --         22,154
U.S. Large Cap Value Portfolio
2017........................................................     403,296        446,577       --        849,873
2018........................................................     514,712      1,084,643       --      1,599,355
U.S. Targeted Value Portfolio
2017........................................................     121,188        282,318       --        403,506
2018........................................................     150,659        435,624       --        586,283
U.S. Small Cap Value Portfolio
2017........................................................     113,837        533,287       --        647,124
2018........................................................     181,057        653,833       --        834,890
U.S. Core Equity 1 Portfolio
2017........................................................     310,434         71,615       --        382,049
2018........................................................     344,039        116,824       --        460,863
U.S. Core Equity 2 Portfolio
2017........................................................     322,547        122,469       --        445,016
2018........................................................     362,649        214,753       --        577,402
U.S. Vector Equity Portfolio
2017........................................................      55,976        101,959       --        157,935
2018........................................................      61,316        164,690       --        226,006
U.S. Small Cap Portfolio
2017........................................................     168,390        343,192       --        511,582
2018........................................................     220,415        608,203       --        828,618
U.S. Micro Cap Portfolio
2017........................................................      43,959        255,837       --        299,796
2018........................................................      68,087        260,436       --        328,523
U.S. High Relative Profitability Portfolio
2017........................................................         541             --       --            541
2018........................................................       5,717             --       --          5,717
DFA Real Estate Securities Portfolio
2017........................................................     193,286         90,576       --        283,862
2018........................................................     419,917         19,701       --        439,618
Large Cap International Portfolio
2017........................................................     111,606             --       --        111,606
2018........................................................        132,270            --     --        132,270
International Core Equity Portfolio.........................
2017........................................................     533,126             --       --        533,126
2018........................................................     711,406             --       --        711,406

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                             CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                             -------------- ------------- ---------- --------
International Small Company Portfolio
2017........................................................    $224,540      $251,076        --     $475,616
2018........................................................     335,310       375,728        --      711,038
Global Small Company Portfolio
2017........................................................          --            --        --           --
2018........................................................         269            81        --          350
Japanese Small Company Portfolio
2017........................................................       9,568            --        --        9,568
2018........................................................      15,937            --        --       15,937
Asia Pacific Small Company Portfolio
2017........................................................       8,894            --        --        8,894
2018........................................................      13,370            --        --       13,370
United Kingdom Small Company Portfolio
2017........................................................       1,322         1,684        --        3,006
2018........................................................       1,616         2,308        --        3,924
Continental Small Company Portfolio
2017........................................................       7,715            --        --        7,715
2018........................................................      15,452         4,962        --       20,414
DFA International Real Estate Securities Portfolio
2017........................................................     326,892            --        --      326,892
2018........................................................     241,977            --        --      241,977
DFA Global Real Estate Securities Portfolio
2017........................................................     224,755        18,247        --      243,002
2018........................................................     212,543        42,954        --      255,497
DFA International Small Cap Value Portfolio
2017........................................................     199,261       410,189        --      609,450
2018........................................................     418,957       477,828        --      896,785
International Vector Equity Portfolio
2017........................................................      50,390         4,041        --       54,431
2018........................................................      59,115        10,130        --       69,245
International High Relative Profitability Portfolio
2017........................................................         299            --        --          299
2018........................................................       3,960            --        --        3,960
World ex U.S. Value Portfolio
2017........................................................       4,532            --        --        4,532
2018........................................................       8,118            --        --        8,118
World ex U.S. Targeted Value Portfolio
2017........................................................       7,684            --        --        7,684
2018........................................................      10,452         8,307        --       18,759
World ex U.S. Core Equity Portfolio
2017........................................................      52,690            --        --       52,690
2018........................................................      75,944            --        --       75,944
World Core Equity Portfolio
2017........................................................       9,033         1,231        --       10,264
2018........................................................      13,426         1,076        --       14,502

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                             CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                             -------------- ------------- ---------- --------
Selectively Hedged Global Equity Portfolio
2017........................................................    $  6,737      $  2,369        --     $  9,106
2018........................................................       8,085         3,086        --       11,171
Emerging Markets Portfolio
2017........................................................     107,522            --        --      107,522
2018........................................................     115,293            --        --      115,293
Emerging Markets Small Cap Portfolio
2017........................................................     157,661       117,099        --      274,760
2018........................................................     194,789       145,194        --      339,983
Emerging Markets Value Portfolio
2017........................................................     340,613            --        --      340,613
2018........................................................     439,431            --        --      439,431
Emerging Markets Core Equity Portfolio
2017........................................................     449,166            --        --      449,166
2018........................................................     593,704            --        --      593,704

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                             -------------- ------------- --------
Enhanced U.S. Large Company Portfolio.......................    $ (1,408)     $ (1,530)   $ (2,938)
U.S. Large Cap Equity Portfolio.............................        (357)           --        (357)
U.S. Large Cap Value Portfolio..............................          --            --          --
U.S. Targeted Value Portfolio...............................      (9,743)      (54,694)    (64,437)
U.S. Small Cap Value Portfolio..............................     (15,731)      (51,413)    (67,144)
U.S. Core Equity 1 Portfolio................................     (13,364)           --     (13,364)
U.S. Core Equity 2 Portfolio................................     (20,891)           --     (20,891)
U.S. Vector Equity Portfolio................................      (7,088)       (2,848)     (9,936)
U.S. Small Cap Portfolio....................................     (23,533)      (26,221)    (49,754)
U.S. Micro Cap Portfolio....................................      (3,203)      (12,725)    (15,928)
U.S. High Relative Profitability Portfolio..................        (193)           --        (193)
DFA Real Estate Securities Portfolio........................      (9,851)           --      (9,851)
Large Cap International Portfolio...........................      (4,292)           --      (4,292)
International Core Equity Portfolio.........................     (23,119)           --     (23,119)
International Small Company Portfolio.......................          --            --          --
Global Small Company Portfolio..............................          --            --          --
Japanese Small Company Portfolio............................      (1,059)       (2,684)     (3,743)
Asia Pacific Small Company Portfolio........................          --            --          --
United Kingdom Small Company Portfolio......................         (77)           --         (77)
Continental Small Company Portfolio.........................        (928)           --        (928)
DFA International Real Estate Securities Portfolio..........     (19,408)           --     (19,408)
DFA Global Real Estate Securities Portfolio.................      (7,079)           --      (7,079)

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                             -------------- ------------- -------
DFA International Small Cap Value Portfolio.................    $(19,215)     $(28,149)   (47,364)
International Vector Equity Portfolio.......................      (6,163)       (2,933)    (9,096)
International High Relative Profitability Portfolio.........        (103)           --       (103)
World ex U.S. Value Portfolio...............................          --            --         --
World ex U.S. Targeted Value Portfolio......................      (1,061)       (2,176)    (3,237)
World ex U.S. Core Equity Portfolio.........................      (7,411)           --     (7,411)
World Core Equity Portfolio.................................        (493)           --       (493)
Selectively Hedged Global Equity Portfolio..................      (1,272)           --     (1,272)
Emerging Markets Portfolio..................................     (10,684)           --    (10,684)
Emerging Markets Small Cap Portfolio........................     (16,030)       (7,390)   (23,420)
Emerging Markets Value Portfolio............................     (33,795)           --    (33,795)
Emerging Markets Core Equity Portfolio......................     (32,445)           --    (32,445)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows
(amounts in thousands):

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                               INCOME AND   UNDISTRIBUTED                  UNREALIZED
                                                               SHORT-TERM     LONG-TERM   CAPITAL LOSS    APPRECIATION
                                                             CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS  (DEPRECIATION)
                                                             -------------- ------------- ------------- --------------
Enhanced U.S. Large Company Portfolio                           $  8,086     $    8,489            --     $         (5,049)
U.S. Large Cap Equity Portfolio.............................       2,608             --     $  (7,319)       308,854
U.S. Large Cap Value Portfolio..............................          --      1,212,987            --      6,083,694
U.S. Targeted Value Portfolio...............................      25,174        393,217            --      1,450,990
U.S. Small Cap Value Portfolio..............................      16,454        770,011            --      3,126,951
U.S. Core Equity 1 Portfolio................................      36,643        148,728            --      7,560,850
U.S. Core Equity 2 Portfolio................................      45,900        263,318            --      8,153,732
U.S. Vector Equity Portfolio................................       4,317        105,122            --      1,464,498
U.S. Small Cap Portfolio....................................      36,923        555,631            --      3,704,534
U.S. Micro Cap Portfolio....................................          --        254,466            --      2,157,150
U.S. High Relative Profitability Portfolio..................         745             --        (2,369)         9,555
DFA Real Estate Securities Portfolio........................      23,070             --       (42,891)     2,012,218
Large Cap International Portfolio...........................      19,811             --       (12,549)       326,092
International Core Equity Portfolio.........................     165,491             --      (252,331)     1,179,546
International Small Company Portfolio.......................     195,298        517,618            --        534,015
Global Small Company Portfolio..............................         197             --          (279)        (2,130)
Japanese Small Company Portfolio............................       6,173         31,506            --         55,739
Asia Pacific Small Company Portfolio........................       9,543             --       (17,952)       (30,197)
United Kingdom Small Company Portfolio......................         137          1,437            --          2,995
Continental Small Company Portfolio.........................       1,001         19,389            --         (6,556)
DFA International Real Estate Securities Portfolio..........     258,919             --      (255,224)      (552,655)

                                                               TOTAL NET
                                                             DISTRIBUTABLE
                                                               EARNINGS
                                                             (ACCUMULATED
                                                                LOSSES)
                                                             -------------
Enhanced U.S. Large Company Portfolio                         $   11,526
U.S. Large Cap Equity Portfolio.............................     304,143
U.S. Large Cap Value Portfolio..............................   7,296,681
U.S. Targeted Value Portfolio...............................   1,869,381
U.S. Small Cap Value Portfolio..............................   3,913,416
U.S. Core Equity 1 Portfolio................................   7,746,221
U.S. Core Equity 2 Portfolio................................   8,462,950
U.S. Vector Equity Portfolio................................   1,573,937
U.S. Small Cap Portfolio....................................   4,297,088
U.S. Micro Cap Portfolio....................................   2,411,616
U.S. High Relative Profitability Portfolio..................       7,931
DFA Real Estate Securities Portfolio........................   1,992,397
Large Cap International Portfolio...........................     333,354
International Core Equity Portfolio.........................   1,092,706
International Small Company Portfolio.......................   1,246,931
Global Small Company Portfolio..............................      (2,212)
Japanese Small Company Portfolio............................      93,418
Asia Pacific Small Company Portfolio........................     (38,606)
United Kingdom Small Company Portfolio......................       4,569
Continental Small Company Portfolio.........................      13,834
DFA International Real Estate Securities Portfolio..........    (548,960)

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                               INCOME AND   UNDISTRIBUTED                 UNREALIZED
                                                               SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION
                                                             CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)
                                                             -------------- ------------- ------------- --------------
DFA Global Real Estate Securities Portfolio.................    $156,841            --     $    (2,159)   $  498,248
DFA International Small Cap Value Portfolio.................      78,546      $428,575              --       634,402
International Vector Equity Portfolio.......................      20,059        72,076              --       137,286
International High Relative Profitability Portfolio                  525            --          (1,545)      (23,727)
World ex U.S. Value Portfolio...............................       1,245         5,004              --         3,800
World ex U.S. Targeted Value Portfolio......................         756        11,822              --       (19,140)
World ex U.S. Core Equity Portfolio.........................      22,035        15,897              --       (55,982)
World Core Equity Portfolio.................................         620         4,776              --        46,620
Selectively Hedged Global Equity Portfolio                         9,794         4,519              --        47,990
Emerging Markets Portfolio..................................      24,407            --        (156,404)    1,223,071
Emerging Markets Small Cap Portfolio........................      64,108       173,891              --      (553,887)
Emerging Markets Value Portfolio............................     168,442            --      (1,087,131)       72,401
Emerging Markets Core Equity Portfolio......................     130,314            --        (798,349)      617,399

                                                               TOTAL NET
                                                             DISTRIBUTABLE
                                                               EARNINGS
                                                             (ACCUMULATED
                                                                LOSSES)
                                                             -------------
DFA Global Real Estate Securities Portfolio.................  $  652,930
DFA International Small Cap Value Portfolio.................   1,141,523
International Vector Equity Portfolio.......................     229,421
International High Relative Profitability Portfolio              (24,747)
World ex U.S. Value Portfolio...............................      10,049
World ex U.S. Targeted Value Portfolio......................      (6,562)
World ex U.S. Core Equity Portfolio.........................     (18,050)
World Core Equity Portfolio.................................      52,016
Selectively Hedged Global Equity Portfolio                        62,303
Emerging Markets Portfolio..................................   1,091,074
Emerging Markets Small Cap Portfolio........................    (315,888)
Emerging Markets Value Portfolio............................    (846,288)
Emerging Markets Core Equity Portfolio......................     (50,636)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                              2019   UNLIMITED  TOTAL
                                                             ------- --------- --------
Enhanced U.S. Large Company Portfolio.......................      --       --        --
U.S. Large Cap Equity Portfolio.............................      -- $  7,319  $  7,319
U.S. Large Cap Value Portfolio..............................      --       --        --
U.S. Targeted Value Portfolio...............................      --       --        --
U.S. Small Cap Value Portfolio..............................      --       --        --
U.S. Core Equity 1 Portfolio................................      --       --        --
U.S. Core Equity 2 Portfolio................................      --       --        --
U.S. Vector Equity Portfolio................................      --       --        --
U.S. Small Cap Portfolio....................................      --       --        --
U.S. Micro Cap Portfolio....................................      --       --        --
U.S. High Relative Profitability Portfolio..................      --    2,369     2,369
DFA Real Estate Securities Portfolio........................      --   42,891    42,891
Large Cap International Portfolio........................... $12,549       --    12,549
International Core Equity Portfolio.........................      --  252,331   252,331
International Small Company Portfolio.......................      --       --        --
Global Small Company Portfolio..............................      --      279       279
Japanese Small Company Portfolio............................      --       --        --

                                                              2019   UNLIMITED    TOTAL
                                                             ------- ---------- ----------
Asia Pacific Small Company Portfolio........................      -- $   17,952 $   17,952
United Kingdom Small Company Portfolio......................      --         --         --
Continental Small Company Portfolio.........................      --         --         --
DFA International Real Estate Securities Portfolio.......... $69,466    185,757    255,223
DFA Global Real Estate Securities Portfolio.................      --      2,159      2,159
DFA International Small Cap Value Portfolio.................      --         --         --
International Vector Equity Portfolio.......................      --         --         --
International High Relative Profitability Portfolio.........      --      1,545      1,545
World ex U.S. Value Portfolio...............................      --         --         --
World ex U.S. Targeted Value Portfolio......................      --         --         --
World ex U.S. Core Equity Portfolio.........................      --         --         --
World Core Equity Portfolio.................................      --         --         --
Selectively Hedged Global Equity Portfolio..................      --         --         --
Emerging Markets Portfolio..................................      --    156,404    156,404
Emerging Markets Small Cap Portfolio........................      --         --         --
Emerging Markets Value Portfolio............................      --  1,087,131  1,087,131
Emerging Markets Core Equity Portfolio......................      --    798,349    798,349

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

U.S. Large Cap Equity Portfolio............................. $  3,268
Large Cap International Portfolio...........................    6,881
International Core Equity Portfolio.........................   52,488
Japanese Small Company Portfolio............................    3,708
World ex U.S. Value Portfolio...............................      226
World ex U.S. Core Equity Portfolio.........................    5,321
Emerging Markets Portfolio..................................   65,596
Emerging Markets Value Portfolio............................  251,589
Emerging Markets Core Equity Portfolio......................   35,229

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                          NET
                                                                                                       UNREALIZED
                                                              FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ----------- ------------ -------------- --------------
Enhanced U.S. Large Company Portfolio....................... $   305,856  $   19,517    $ (24,565)     $   (5,048)
U.S. Large Cap Equity Portfolio.............................   1,186,942     352,493      (43,639)        308,854
U.S. Large Cap Value Portfolio..............................  19,186,933   6,083,694           --       6,083,694
U.S. Targeted Value Portfolio...............................  10,371,030   2,071,844     (620,924)      1,450,920
U.S. Small Cap Value Portfolio..............................  13,248,690   3,787,544     (660,700)      3,126,844
U.S. Core Equity 1 Portfolio................................  17,550,414   8,356,041     (795,191)      7,560,850
U.S. Core Equity 2 Portfolio................................  20,280,915   9,111,863     (958,278)      8,153,585
U.S. Vector Equity Portfolio................................   3,548,855   1,683,569     (219,071)      1,464,498
U.S. Small Cap Portfolio....................................  16,188,603   4,668,231     (963,814)      3,704,417

                                                                                                                 NET
                                                                                                              UNREALIZED
                                                              FEDERAL     UNREALIZED       UNREALIZED        APPRECIATION
                                                              TAX COST   APPRECIATION    (DEPRECIATION)     (DEPRECIATION)
                                                             ----------- ------------ --------------        --------------
U.S. Micro Cap Portfolio.................................... $ 5,229,355  $2,371,511   $          (214,361)   $2,157,150
U.S. High Relative Profitability Portfolio..................     722,663      44,887       (35,332)                9,555
DFA Real Estate Securities Portfolio........................   6,904,967   2,312,333      (300,115)            2,012,218
Large Cap International Portfolio...........................   4,398,057     760,745      (434,322)              326,423
International Core Equity Portfolio.........................  27,305,197   4,193,627    (3,014,081)            1,179,546
International Small Company Portfolio.......................  12,016,014     637,481      (103,466)              534,015
Global Small Company Portfolio..............................      33,487           2        (2,132)               (2,130)
Japanese Small Company Portfolio............................     567,281      55,739            --                55,739
Asia Pacific Small Company Portfolio........................     376,691          --       (30,197)              (30,197)
United Kingdom Small Company Portfolio......................      33,366       2,995            --                 2,995
Continental Small Company Portfolio.........................     653,039         305        (6,861)               (6,556)
DFA International Real Estate Securities Portfolio..........   6,133,239     522,660    (1,074,858)             (552,198)
DFA Global Real Estate Securities Portfolio.................   7,066,296     774,873      (276,625)              498,248
DFA International Small Cap Value Portfolio.................  13,951,633   2,103,939    (1,565,296)              538,643
International Vector Equity Portfolio.......................   2,456,946     446,102      (306,983)              139,119
International High Relative Profitability Portfolio.........     301,188       5,335       (29,054)              (23,719)
World ex U.S. Value Portfolio...............................     235,376       3,800            --                 3,800
World ex U.S. Targeted Value Portfolio......................     485,780      41,167       (60,307)              (19,140)
World ex U.S. Core Equity Portfolio.........................   3,295,652     347,364      (403,347)              (55,983)
World Core Equity Portfolio.................................     695,039      49,801        (3,182)               46,619
Selectively Hedged Global Equity Portfolio..................     330,655      48,058           (68)               47,990
Emerging Markets Portfolio..................................   4,183,626   1,243,158       (20,088)            1,223,070
Emerging Markets Small Cap Portfolio........................   6,373,665       9,400      (563,287)             (553,887)
Emerging Markets Value Portfolio............................  16,409,939      72,401            --                72,401
Emerging Markets Core Equity Portfolio......................  25,408,327   4,879,051    (4,261,609)              617,442

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                                   YEAR ENDED             YEAR ENDED
                                                                OCTOBER 31, 2018       OCTOBER 31, 2017
                                                             ---------------------  ---------------------
                                                                AMOUNT     SHARES      AMOUNT     SHARES
                                                             -----------  --------  -----------  --------
U.S. TARGETED VALUE PORTFOLIO
Class R1 Shares
   Shares Issued............................................ $    21,616       851  $    24,436     1,012
   Shares Issued in Lieu of Cash Distributions..............       2,923       119        1,891        78
   Shares Redeemed..........................................     (28,235)   (1,114)     (13,915)     (583)
                                                             -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R1 Shares.................. $    (3,696)     (144) $    12,412       507
                                                             ===========  ========  ===========  ========
Class R2 Shares
   Shares Issued............................................ $    38,144     1,523  $    59,748     2,511
   Shares Issued in Lieu of Cash Distributions..............       7,940       325        7,083       293
   Shares Redeemed..........................................     (85,609)   (3,475)     (83,900)   (3,530)
                                                             -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares.................. $   (39,525)   (1,627) $   (17,069)     (726)
                                                             ===========  ========  ===========  ========
Institutional Class Shares
   Shares Issued............................................ $ 2,152,781    85,162  $ 2,997,263   124,486
   Shares Issued in Lieu of Cash Distributions..............     541,597    21,998      364,240    15,012
   Shares Redeemed..........................................  (2,187,982)  (86,229)  (2,200,921)  (91,872)
                                                             -----------  --------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares....... $   506,396    20,931  $ 1,160,582    47,626
                                                             ===========  ========  ===========  ========

                                                                   YEAR ENDED             YEAR ENDED
                                                                OCTOBER 31, 2018       OCTOBER 31, 2017
                                                             ---------------------  ---------------------
                                                                AMOUNT     SHARES      AMOUNT     SHARES
                                                             -----------  --------  -----------  --------
EMERGING MARKETS VALUE PORTFOLIO
Class R2 Shares
   Shares Issued............................................ $     6,653       219  $    21,637       832
   Shares Issued in Lieu of Cash Distributions..............         632        21          847        33
   Shares Redeemed..........................................     (10,333)     (332)    (100,936)   (3,793)
                                                             -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares.................. $    (3,048)      (92) $   (78,452)   (2,928)
                                                             ===========  ========  ===========  ========
Institutional Class Shares
   Shares Issued............................................ $ 2,703,084    87,936  $ 2,437,845    90,088
   Shares Issued in Lieu of Cash Distributions..............     416,344    14,012      321,969    11,684
   Shares Redeemed..........................................  (3,948,131) (128,474)  (3,240,359) (118,738)
                                                             -----------  --------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares....... $  (828,703)  (26,526) $  (480,545)  (16,966)
                                                             ===========  ========  ===========  ========

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio and Enhanced U.S Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio's and Enhanced U.S. Large Company Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. FUTURES CONTRACTS: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                              FORWARD
                                                             CURRENCY
                                                             CONTRACTS FUTURES
                                                             --------- --------
Enhanced U.S. Large Company Portfolio....................... $ 56,927  $344,498
U.S. Targeted Value Portfolio...............................       --    87,237
U.S. Small Cap Value Portfolio..............................       --   145,287
U.S. Core Equity 1 Portfolio................................       --   179,419
U.S. Core Equity 2 Portfolio................................       --   197,599
U.S. Vector Equity Portfolio................................       --    37,012
U.S. Small Cap Portfolio....................................       --   128,054
U.S. Micro Cap Portfolio....................................       --    61,080
DFA Real Estate Securities Portfolio........................       --    66,916
Large Cap International Portfolio...........................       --    39,202
International Core Equity Portfolio.........................       --   193,596
International Small Company Portfolio.......................       --   112,778
DFA International Real Estate Securities Portfolio..........       --    41,065
DFA International Small Cap Value Portfolio.................       --   155,843
International Vector Equity Portfolio.......................       --       616
International High Relative Profitability Portfolio.........       --        41
World ex U.S. Core Equity Portfolio.........................       --       891
Selectively Hedged Global Equity Portfolio..................  170,163    24,740
Emerging Markets Core Equity Portfolio......................       --   226,431

   The following is a summary of Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                                        ASSET DERIVATIVES VALUE
                                                             --------------------------------------------
                                                                                 FORWARD
                                                              TOTAL VALUE AT    CURRENCY        EQUITY
                                                             OCTOBER 31, 2018 CONTRACTS (1) CONTRACTS*,(2)
                                                             ---------------- ------------- --------------
Enhanced U.S. Large Company Portfolio.......................     $    448        $  448              --
U.S. Vector Equity Portfolio................................          631            --        $    631
U.S. Small Cap Portfolio....................................           17            --              17
Selectively Hedged Global Equity Portfolio..................        1,613         1,613              --

                                                                      LIABILITY DERIVATIVES VALUE
                                                             --------------------------------------------
                                                                                 FORWARD
                                                              TOTAL VALUE AT    CURRENCY        EQUITY
                                                             OCTOBER 31, 2018 CONTRACTS (3) CONTRACTS*,(4)
                                                             ---------------- ------------- --------------
Enhanced U.S. Large Company Portfolio.......................     $(19,534)           --        $(19,534)
U.S. Targeted Value Portfolio...............................       (2,119)           --          (2,119)
U.S. Small Cap Value Portfolio..............................       (2,487)           --          (2,487)
U.S. Core Equity 1 Portfolio................................       (5,347)           --          (5,347)
U.S. Core Equity 2 Portfolio................................       (9,018)           --          (9,018)

                                                                      LIABILITY DERIVATIVES VALUE
                                                             --------------------------------------------
                                                                                 FORWARD
                                                              TOTAL VALUE AT    CURRENCY        EQUITY
                                                             OCTOBER 31, 2018 CONTRACTS (3) CONTRACTS*,(4)
                                                             ---------------- ------------- --------------
U.S. Micro Cap Portfolio....................................     $(2,714)           --         $(2,714)
DFA Real Estate Securities Portfolio........................        (467)           --            (467)
Large Cap International Portfolio...........................      (2,524)           --          (2,524)
International Core Equity Portfolio.........................      (8,629)           --          (8,629)
International Small Company Portfolio.......................      (6,581)           --          (6,581)
DFA International Real Estate Securities Portfolio..........        (980)           --            (980)
DFA International Small Cap Value Portfolio.................      (1,681)           --          (1,681)
Selectively Hedged Global Equity Portfolio..................      (1,634)         $(11)         (1,623)
Emerging Markets Core Equity Portfolio......................      (8,276)           --          (8,276)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                          REALIZED GAIN (LOSS) ON
                                                                DERIVATIVES
                                                    ---------------------------------
                                                                FORWARD
                                                               CURRENCY       EQUITY
                                                     TOTAL   CONTRACTS (1) CONTRACTS(2)
                                                    -------  ------------- ------------
Enhanced U.S. Large Company Portfolio.............. $54,392     $2,456       $51,936
U.S. Large Cap Equity Portfolio....................      21         --            21*
U.S. Targeted Value Portfolio......................  10,338         --        10,338
U.S. Small Cap Value Portfolio.....................   8,130         --         8,130
U.S. Core Equity 1 Portfolio.......................  22,597         --        22,597
U.S. Core Equity 2 Portfolio.......................  26,827         --        26,827
U.S. Vector Equity Portfolio.......................   1,014         --         1,014
U.S. Small Cap Portfolio...........................  14,477         --        14,477
U.S. Micro Cap Portfolio...........................   7,709         --         7,709
U.S. High Relative Profitability Portfolio.........      59         --            59*
DFA Real Estate Securities Portfolio...............   8,922         --         8,922
Large Cap International Portfolio..................   5,207         --         5,207
International Core Equity Portfolio................  42,294         --        42,294
International Small Company Portfolio..............  17,382         --        17,382
Global Small Company Portfolio.....................      15         --            15*
DFA International Real Estate Securities Portfolio.   6,053         --         6,053
DFA International Small Cap Value Portfolio........  19,832         --        19,832
International Vector Equity Portfolio..............     (84)        --           (84)*

                                                                    REALIZED GAIN (LOSS) ON
                                                                          DERIVATIVES
                                                             ------------------------------------
                                                                          FORWARD
                                                                         CURRENCY       EQUITY
                                                               TOTAL   CONTRACTS (1) CONTRACTS(2)
                                                             --------  ------------- -------------
International High Relative Profitability Portfolio......... $    167         --       $    167*
World ex U.S. Targeted Value Portfolio......................       22         --             22*
World ex U.S. Core Equity Portfolio.........................    1,743         --          1,743*
World Core Equity Portfolio.................................      145         --            145*
Selectively Hedged Global Equity Portfolio..................    8,748     $4,871          3,877
Emerging Markets Core Equity Portfolio......................   23,201         --         23,201

                                                               CHANGE IN UNREALIZED APPRECIATION
                                                                 (DEPRECIATION) ON DERIVATIVES
                                                             ------------------------------------
                                                                          FORWARD
                                                                         CURRENCY       EQUITY
                                                               TOTAL   CONTRACTS (3) CONTRACTS (4)
                                                             --------  ------------- -------------
Enhanced U.S. Large Company Portfolio....................... $(34,524)    $ (448)      $(34,076)
U.S. Targeted Value Portfolio...............................   (3,019)        --         (3,019)
U.S. Small Cap Value Portfolio..............................   (7,825)        --         (7,825)
U.S. Core Equity 1 Portfolio................................  (12,157)        --        (12,157)
U.S. Core Equity 2 Portfolio................................  (16,600)        --        (16,600)
U.S. Vector Equity Portfolio................................      631         --            631
U.S. Small Cap Portfolio....................................   (5,817)        --         (5,817)
U.S. Micro Cap Portfolio....................................   (3,647)        --         (3,647)
DFA Real Estate Securities Portfolio........................   (2,811)        --         (2,811)
Large Cap International Portfolio...........................   (3,535)        --         (3,535)
International Core Equity Portfolio.........................  (17,544)        --        (17,544)
International Small Company Portfolio.......................   (9,491)        --         (9,491)
DFA International Real Estate Securities Portfolio..........   (1,430)        --         (1,430)
DFA International Small Cap Value Portfolio.................   (7,629)        --         (7,629)
Selectively Hedged Global Equity Portfolio..................   (2,450)       178         (2,628)
Emerging Markets Core Equity Portfolio......................  (14,163)        --        (14,163)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of October 31, 2018, there were no futures contracts outstanding. During the year ended October 31, 2018, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2018 (amounts in thousands):

                                                                            GROSS AMOUNTS NOT
                                                                              OFFSET IN THE
                                                                           STATEMENTS OF ASSETS
                                                                             AND LIABILITIES
                                                                          ----------------------
                                                                  NET
                                                                AMOUNTS
                                                                  OF
                                                                ASSETS
                                                               PRESENTED
                                                     GROSS      IN THE                                     GROSS
                                                   AMOUNTS OF STATEMENTS                                AMOUNTS OF
                                                   RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED
                                                     ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES
DESCRIPTION                                           (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)
-----------                                        ---------- ----------- ----------- ---------- ------ -----------
                                                                          ASSETS
                                                   ---------------------------------------------------- -----------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
Citibank, N.A.....................................   $   65     $   65         --         --     $   65      --
Royal Bank of Scotland............................      383        383         --         --        383      --
                                                     ------     ------        ---         --     ------     ---
Total.............................................   $  448     $  448         --         --     $  448      --
                                                     ======     ======        ===         ==     ======     ===
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
State Street Bank and Trust.......................   $1,097     $1,097         --         --     $1,097      --
JP Morgan.........................................       11         11         --         --         11      --
Citibank, N.A.....................................      504        504        $(9)        --        495     $ 9
Barclays Capital..................................       --         --         --         --         --      --
Bank of America Corp..............................       --         --         --         --         --       1
                                                     ------     ------        ---         --     ------     ---
Total                                                $1,612     $1,612        $(9)        --     $1,603     $10
                                                     ======     ======        ===         ==     ======     ===

                                                                 GROSS AMOUNTS NOT
                                                                   OFFSET IN THE
                                                               STATEMENTS OF ASSETS AND
                                                                    LIABILITIES
                                                               ------------------------
                                                       NET
                                                     AMOUNTS
                                                       OF
                                                   LIABILITIES
                                                    PRESENTED
                                                     IN THE
                                                   STATEMENTS
                                                    OF ASSETS   FINANCIAL      CASH      NET
                                                       AND     INSTRUMENTS  COLLATERAL  AMOUNT
DESCRIPTION                                        LIABILITIES     (D)       PLEDGED     (E)
-----------                                        ----------- -----------  ----------  ------
                                                             LIABILITIES
                                                   --------------------------------------------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
Citibank, N.A.....................................      --          --          --        --
Royal Bank of Scotland............................      --          --          --        --
                                                       ---         ---          --       ---
Total.............................................      --          --          --        --
                                                       ===         ===          ==       ===
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
State Street Bank and Trust.......................      --          --          --        --
JP Morgan.........................................      --          --          --        --
Citibank, N.A.....................................     $ 9         $(9)         --        --
Barclays Capital..................................      --          --          --        --
Bank of America Corp..............................       1          --          --       $ 1
                                                       ---         ---          --       ---
Total                                                  $10         $(9)         --       $ 1
                                                       ===         ===          ==       ===

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                                      MAXIMUM
                                                             WEIGHTED WEIGHTED                         AMOUNT
                                                             AVERAGE  AVERAGE   NUMBER OF   INTEREST  BORROWED
                                                             INTEREST   LOAN       DAYS     EXPENSE  DURING THE
                                                               RATE   BALANCE  OUTSTANDING* INCURRED   PERIOD
                                                             -------- -------- ------------ -------- ----------
U.S. Large Cap Equity Portfolio.............................   2.56%  $ 2,112       34        $ 5     $ 13,401
U.S. Vector Equity Portfolio................................   1.91%    4,459        3          1        4,459
U.S. High Relative Profitability Portfolio..................   2.16%    2,653        4          1        2,990
DFA Real Estate Securities Portfolio........................   2.93%   22,268        5          9       32,123
Global Small Company Portfolio..............................   2.58%      372       12         --        1,375
DFA International Real Estate Securities Portfolio..........   2.26%   70,655        8         34      150,457
DFA Global Real Estate Securities Portfolio.................   2.40%    4,445        7          2       20,732
DFA International Small Cap Value Portfolio.................   2.93%    1,940        1         --        1,940
International Vector Equity Portfolio.......................   2.63%    2,088       12          2        5,921
International High Relative Profitability Portfolio.........   2.45%      841        7         --        2,217
World ex U.S. Value Portfolio...............................   2.55%      119       34         --          511
World ex U.S. Targeted Value Portfolio......................   2.60%    1,265       31          3        4,010
World ex U.S. Core Equity Portfolio.........................   2.24%    6,148        3          1       16,115
World Core Equity Portfolio.................................   2.42%    3,940       24          6       15,818

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   As of October 31, 2018, the World ex U.S. Value Portfolio and the World ex U.S. Targeted Value Portfolio had loans outstanding in the amount of $15 and $126 (in thousands), respectively.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

J. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                                    PURCHASES   SALES    REALIZED GAIN (LOSS)
---------                                                    --------- ---------- --------------------
U.S. Large Cap Equity Portfolio............................. $ 48,771  $   40,739      $  (4,042)
U.S. Targeted Value Portfolio...............................  626,493     685,844       (256,078)
U.S. Small Cap Value Portfolio..............................  388,564   1,383,508       (326,738)
U.S. Core Equity 1 Portfolio................................  441,482     255,472        (36,580)
U.S. Core Equity 2 Portfolio................................  357,897     363,198        (11,291)
U.S. Vector Equity Portfolio................................   88,159     108,605         (4,082)
U.S. Small Cap Portfolio....................................  811,298     400,954       (335,214)
U.S. Micro Cap Portfolio....................................  452,942     529,005       (182,122)
U.S. High Relative Profitability Portfolio..................   15,384       6,563         (1,147)
DFA Real Estate Securities Portfolio........................   14,626       1,750           (332)
Large Cap International Portfolio...........................   98,711      49,266          6,395
International Core Equity Portfolio.........................  528,096      72,344         (8,353)
DFA Global Real Estate Securities Portfolio.................    4,089          --             --
DFA International Small Cap Value Portfolio.................  152,991     762,020       (220,686)
International Vector Equity Portfolio.......................   53,484      28,545          4,572
International High Relative Profitability Portfolio.........   12,415       1,782           (250)
World ex U.S. Targeted Value Portfolio......................    7,205       9,820          1,653
World ex U.S. Core Equity Portfolio.........................   33,872       9,454            871
Emerging Markets Core Equity Portfolio......................    7,936      11,021            805

K. SECURITIES LENDING:

   As of October 31, 2018, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                               MARKET
                                                               VALUE
                                                             ----------
U.S. Large Cap Equity Portfolio............................. $   12,601
U.S. Targeted Value Portfolio...............................  1,079,152
U.S. Small Cap Value Portfolio..............................  1,275,203
U.S. Core Equity 1 Portfolio................................  1,166,646
U.S. Core Equity 2 Portfolio................................  1,314,937
U.S. Vector Equity Portfolio................................    322,110
U.S. Small Cap Portfolio....................................  1,823,247
U.S. Micro Cap Portfolio....................................    559,099

                                                              MARKET
                                                              VALUE
                                                             --------
U.S. High Relative Profitability Portfolio.................. $  6,812
DFA Real Estate Securities Portfolio........................  152,632
Large Cap International Portfolio...........................   18,367
International Core Equity Portfolio.........................  465,129
DFA International Real Estate Securities Portfolio..........   65,971
DFA International Small Cap Value Portfolio.................  330,109
International Vector Equity Portfolio.......................   49,171
International High Relative Profitability Portfolio.........    1,705
World ex U.S. Targeted Value Portfolio......................    4,921
World ex U.S. Core Equity Portfolio.........................   65,262
Emerging Markets Core Equity Portfolio......................  949,057

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                                   REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                                AS OF OCTOBER 31, 2018
-                                                            ------------------------------------------------------------
                                                             OVERNIGHT AND             BETWEEN
                                                              CONTINUOUS    <30 DAYS 30 & 90 DAYS >90 DAYS     TOTAL
                                                             -------------- -------- ------------ -------- --------------
SECURITIES LENDING TRANSACTIONS ENHANCED U.S. LARGE COMPANY
  PORTFOLIO
   Bonds.................................................... $    2,270,404    --         --         --    $    2,270,404
U.S. LARGE CAP EQUITY PORTFOLIO
   Common Stocks............................................     40,426,010    --         --         --        40,426,010
U.S. TARGETED VALUE PORTFOLIO
   Common Stocks, Preferred Stocks..........................  1,345,682,235    --         --         --     1,345,682,235
U.S. SMALL CAP VALUE PORTFOLIO
   Common Stocks............................................  1,667,170,818    --         --         --     1,667,170,818
U.S. CORE EQUITY 1 PORTFOLIO
   Common Stocks............................................  1,470,055,290    --         --         --     1,470,055,290
U.S. CORE EQUITY 2 PORTFOLIO
   Common Stocks............................................  1,747,162,103    --         --         --     1,747,162,103
U.S. VECTOR EQUITY PORTFOLIO
   Common Stocks............................................    376,159,512    --         --         --       376,159,512
U.S. SMALL CAP PORTFOLIO
   Common Stocks............................................  2,515,621,684    --         --         --     2,515,621,684
U.S. MICRO CAP PORTFOLIO
   Common Stocks, Preferred Stocks, Rights/Warrants.........    958,074,112    --         --         --       958,074,112
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
   Common Stocks............................................      9,439,931    --         --         --         9,439,931
DFA REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks............................................    359,453,327    --         --         --       359,453,327
LARGE CAP INTERNATIONAL PORTFOLIO
   Common Stocks............................................    206,349,572    --         --         --       206,349,572
INTERNATIONAL CORE EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...........................  1,604,446,132    --         --         --     1,604,446,132
DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks............................................    214,316,850    --         --         --       214,316,850
DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks............................................     89,034,975    --         --         --        89,034,975
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
   Common Stocks, Preferred Stocks..........................    948,096,417    --         --         --       948,096,417
INTERNATIONAL VECTOR EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...........................    166,426,178    --         --         --       166,426,178

                                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                              AS OF OCTOBER 31, 2018
                                                             ---------------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                             ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS INTERNATIONAL HIGH RELATIVE
  PROFITABILITY PORTFOLIO
   Common Stocks............................................ $ 12,684,774     --         --         --    $ 12,684,774
WORLD EX U.S. TARGETED VALUE PORTFOLIO
   Common Stocks............................................    4,658,921     --         --         --       4,658,921
WORLD EX U.S. CORE EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...........................  130,312,392     --         --         --     130,312,392
EMERGING MARKETS CORE EQUITY PORTFOLIO
   Common Stocks............................................  733,702,839     --         --         --     733,702,839

L. SHAREHOLDER SERVICING FEES:

   The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

M. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. IN-KIND REDEMPTIONS:

   During the year ended October 31, 2018, the following Portfolios realized net gains (losses) on in-kind redemptions as follows:

U.S. Targeted Value Portfolio............................... 16,160
DFA Real Estate Securities Portfolio........................ 80,654

O. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                               DISTRIBUTIONS FROM:
-                                                                  ------------------------------------------
                                                                      NET        NET        NET
                                                                   INVESTMENT SHORT-TERM LONG-TERM
                                                                     INCOME     GAINS      GAINS      TOTAL
                                                                   ---------- ---------- ---------  ---------
Enhanced U.S. Large Company Portfolio - Institutional Class....... $  (2,502)  $ (2,722) $  (4,088) $  (9,312)
U.S. Large Cap Equity Portfolio - Institutional Class.............   (18,564)        --         --    (18,564)
U.S. Large Cap Value Portfolio - Institutional Class..............  (403,733)        --   (446,140)  (849,873)
U.S. Targeted Value Portfolio - Class R1..........................      (506)       (75)    (1,310)    (1,891)
U.S. Targeted Value Portfolio - Class R2..........................    (1,483)      (304)    (5,296)    (7,083)
U.S. Targeted Value Portfolio - Institutional Class...............  (103,014)   (15,806)  (275,712)  (394,532)
U.S. Small Cap Value Portfolio - Institutional Class..............  (113,837)        --   (533,287)  (647,124)
U.S. Core Equity 1 Portfolio - Institutional Class................  (310,434)        --    (71,615)  (382,049)
U.S. Core Equity 2 Portfolio - Institutional Class................  (322,547)        --   (122,469)  (445,016)
U.S. Vector Equity Portfolio - Institutional Class................   (55,773)      (202)  (101,959)  (157,934)
U.S. Small Cap Portfolio - Institutional Class....................  (155,568)   (12,822)  (343,192)  (511,582)
U.S. Micro Cap Portfolio - Institutional Class....................   (43,959)        --   (255,837)  (299,796)
U.S. High Relative Profitability Portfolio - Institutional Class..      (541)        --         --       (541)
DFA Real Estate Securities Portfolio - Institutional Class........  (217,478)        --    (66,384)  (283,862)
Large Cap International Portfolio - Institutional Class...........  (111,606)        --         --   (111,606)
International Core Equity Portfolio - Institutional Class.........  (533,126)        --         --   (533,126)
International Small Company Portfolio - Institutional Class.......  (205,687)   (18,854)  (251,076)  (475,617)
Japanese Small Company Portfolio - Institutional Class............    (9,568)        --         --     (9,568)
Asia Pacific Small Company Portfolio - Institutional Class........    (8,894)        --         --     (8,894)
United Kingdom Small Company Portfolio - Institutional Class......    (1,322)        --     (1,684)    (3,006)
Continental Small Company Portfolio - Institutional Class.........    (7,715)        --         --     (7,715)
DFA International Real Estate Securities Portfolio -
  Institutional Class.............................................  (326,892)        --         --   (326,892)
DFA Global Real Estate Securities Portfolio - Institutional Class.  (227,401)    (2,070)   (13,530)  (243,001)
DFA International Small Cap Value Portfolio - Institutional Class.  (195,408)    (3,853)  (410,189)  (609,450)
International Vector Equity Portfolio - Institutional Class.......   (50,390)        --     (4,041)   (54,431)
International High Relative Profitability Portfolio -
  Institutional Class.............................................      (299)        --         --       (299)
World ex U.S. Value Portfolio - Institutional Class...............    (4,532)        --         --     (4,532)
World ex U.S. Targeted Value Portfolio - Institutional Class......    (7,684)        --         --     (7,684)

                                                                              DISTRIBUTIONS FROM:
-                                                                  ----------------------------------------
                                                                      NET        NET        NET
                                                                   INVESTMENT SHORT-TERM LONG-TERM
                                                                     INCOME     GAINS      GAINS     TOTAL
                                                                   ---------- ---------- --------- --------
World ex U.S. Core Equity Portfolio - Institutional Class.........   (52,690)       --         --   (52,690)
World Core Equity Portfolio - Institutional Class.................    (8,966)      (67)    (1,231)  (10,264)
Selectively Hedged Global Equity Portfolio - Institutional Class..    (6,477)     (260)    (2,369)   (9,106)
Emerging Markets Portfolio - Institutional Class..................  (107,522)       --         --  (107,522)
Emerging Markets Small Cap Portfolio - Institutional Class........  (147,304)  (10,357)  (117,099) (274,760)
Emerging Markets Value Portfolio - Class R2.......................      (847)       --         --      (847)
Emerging Markets Value Portfolio - Institutional Class............  (339,766)       --         --  (339,766)
Emerging Markets Core Equity Portfolio - Institutional Class......  (449,166)       --         --  (449,166)

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                                 INCOME
                                                             (DISTRIBUTIONS
                                                               IN EXCESS
                                                                 OF NET
                                                               INVESTMENT
                                                                INCOME)
                                                             --------------
Enhanced U.S. Large Company Portfolio.......................   $     877
U.S. Large Cap Equity Portfolio.............................       1,207
U.S. Large Cap Value Portfolio..............................      22,596
U.S. Targeted Value Portfolio...............................      (1,394)
U.S. Small Cap Value Portfolio..............................      (5,694)
U.S. Core Equity 1 Portfolio................................      14,490
U.S. Core Equity 2 Portfolio................................      15,587
U.S. Vector Equity Portfolio................................         426
U.S. Small Cap Portfolio....................................      (1,236)
U.S. Micro Cap Portfolio....................................        (401)
U.S. High Relative Profitability Portfolio..................         131
DFA Real Estate Securities Portfolio........................      46,634
Large Cap International Portfolio...........................      12,323
International Core Equity Portfolio.........................      57,179
International Small Company Portfolio.......................      19,361
Global Small Company Portfolio..............................         143
Japanese Small Company Portfolio............................       1,122
Asia Pacific Small Company Portfolio........................       1,817
United Kingdom Small Company Portfolio......................          33
Continental Small Company Portfolio.........................         238
DFA International Real Estate Securities Portfolio..........    (280,250)
DFA Global Real Estate Securities Portfolio.................      59,540
DFA International Small Cap Value Portfolio.................      41,552
International Vector Equity Portfolio.......................       4,130
International High Relative Profitability Portfolio.........         146
World ex U.S. Value Portfolio...............................       2,027
World ex U.S. Targeted Value Portfolio......................       1,206
World ex U.S. Core Equity Portfolio.........................       4,361
World Core Equity Portfolio.................................          (4)

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                                 INCOME
                                                             (DISTRIBUTIONS
                                                               IN EXCESS
                                                                 OF NET
                                                               INVESTMENT
                                                                INCOME)
                                                             --------------
Selectively Hedged Global Equity Portfolio..................      2,600
Emerging Markets Portfolio..................................     (2,493)
Emerging Markets Small Cap Portfolio........................      6,969
Emerging Markets Value Portfolio............................      6,372
Emerging Markets Core Equity Portfolio......................      6,324

P. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
Enhanced U.S. Large Company Portfolio-Institutional Class...      5             72%
U.S. Large Cap Equity Portfolio-Institutional Class.........      4             92%
U.S. Large Cap Value Portfolio-Institutional Class..........      3             69%
U.S. Targeted Value Portfolio-Class R1......................      5             89%
U.S. Targeted Value Portfolio-Class R2......................      9             88%
U.S. Targeted Value Portfolio-Institutional Class...........      3             58%
U.S. Small Cap Value Portfolio-Institutional Class..........      4             69%
U.S. Core Equity 1 Portfolio-Institutional Class............      5             79%
U.S. Core Equity 2 Portfolio-Institutional Class............      5             81%
U.S. Vector Equity Portfolio-Institutional Class............      5             90%
U.S. Small Cap Portfolio-Institutional Class................      3             54%
U.S. Micro Cap Portfolio-Institutional Class................      4             76%
U.S. High Relative Profitability Portfolio-Institutional
  Class.....................................................      3             91%
DFA Real Estate Securities Portfolio-Institutional Class....      4             75%
Large Cap International Portfolio-Institutional Class.......      3             63%
International Core Equity Portfolio-Institutional Class.....      4             70%
International Small Company Portfolio-Institutional Class...      3             61%
Global Small Company Portfolio-Institutional Class..........      5             97%
Japanese Small Company Portfolio-Institutional Class........      4             86%
Asia Pacific Small Company Portfolio-Institutional Class....      3             92%
United Kingdom Small Company Portfolio-Institutional Class..      4             95%
Continental Small Company Portfolio-Institutional Class.....      2             88%
DFA International Real Estate Securities
  Portfolio-Institutional Class.............................      4             90%
DFA Global Real Estate Securities Portfolio-Institutional
  Class.....................................................      3             66%
DFA International Small Cap Value Portfolio-Institutional
  Class.....................................................      4             72%
International Vector Equity Portfolio-Institutional Class...      4             89%
International High Relative Profitability
  Portfolio-Institutional Class.............................      4             95%

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
World ex U.S. Value Portfolio-Institutional Class...........      7             93%
World ex U.S. Targeted Value Portfolio-Institutional Class..      3             97%
World ex U.S. Core Equity Portfolio-Institutional Class.....      3             71%
World Core Equity Portfolio-Institutional Class.............      6             79%
Selectively Hedged Global Equity Portfolio-Institutional
  Class.....................................................      4             95%
Emerging Markets Portfolio-Institutional Class..............      3             54%
Emerging Markets Small Cap Portfolio-Institutional Class....      3             54%
Emerging Markets Value Portfolio-Class R2...................      2             90%
Emerging Markets Value Portfolio-Institutional Class........      2             35%
Emerging Markets Core Equity Portfolio-Institutional Class..      3             61%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits").

   The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States (the "Supreme Court") to review the Second Circuit's ruling, and that petition is pending. Additionally, the individual creditor plaintiffs have moved the Second Circuit to review its prior ruling in light of a recent decision by the Supreme Court (in an unrelated case) regarding the scope of the Bankruptcy Code's safe harbor for securities transactions; such review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it would certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants). Additionally, the Trustee has requested leave from the District Court to file an amended complaint to assert new claims against the shareholder defendants in light of the recent Supreme Court decision addressing the scope of the Bankruptcy Code's safe harbor for securities transactions; the District Court has stayed this request pending the Second Circuit's review of its prior decision with respect to the Individual Creditor Actions.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value

Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

Q. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the thirty-four portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, of each of the funds listed in the table below (thirty-four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                          STATEMENT OF         STATEMENT OF            FINANCIAL
FUND                                      OPERATIONS       CHANGES IN NET ASSETS      HIGHLIGHTS
----                                   ------------------- ---------------------  --------------------
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio        For the year ended  For the years ended    For the years ended
U.S. Large Cap Value Portfolio         October 31, 2018    October 31, 2018 and   October 31, 2018,
U.S. Targeted Value Portfolio                              2017                   2017, 2016, 2015
U.S. Small Cap Value Portfolio                                                    and 2014
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
International Small Company Portfolio
Japanese Small Company Portfolio
Asia Pacific Small Company Portfolio
United Kingdom Small Company Portfolio
Continental Small Company Portfolio
DFA International Real Estate
Securities Portfolio
DFA Global Real Estate Securities
Portfolio
DFA International Small Cap Value
Portfolio
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
World Core Equity Portfolio
Selectively Hedged Global Equity
Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
Emerging Markets Core Equity Portfolio

Global Small Company Portfolio         For the year ended  For the year ended October 31, 2018 and
                                       October 31, 2018    the period from January 18, 2017
                                                           (commencement of operations) through
                                                           October 31, 2017

U.S. High Relative Profitability       For the year ended  For the year ended
Portfolio International High Relative  October 31, 2018    October 31, 2018 and
Profitability Portfolio                                    the period from
                                                           May 16, 2017
                                                           (commencement of
                                                           operations) through
                                                           October 31, 2017

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Each Portfolio will send (or has sent) shareholders a Form 1099-DIV (or a financial intermediary should provide (or has provided) shareholders with similar information) for the relevant calendar year informing shareholders how to report these distributions for federal income tax purposes. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                             ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                                             -------------------------------------------
                                                              NET INCOME FOR
                                                              THE CURRENT OR     ACCUMULATED
                                                             PRECEDING FISCAL   UNDISTRIBUTED    PAID-IN
                                                                YEAR, AND      NET PROFITS FROM SURPLUS OR
                                                               ACCUMULATED       THE SALE OF      OTHER
                                                              UNDISTRIBUTED     SECURITIES OR    CAPITAL
PORTFOLIO NAME                                                  NET INCOME     OTHER PROPERTIES   SOURCE
--------------                                               ----------------  ---------------- ----------
DFA International Small Cap Value Portfolio September 27,
  2018......................................................        74%               0%            26%

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA COMMODITY STRATEGY PORTFOLIO VS.
BLOOMBERG COMMODITY TOTAL RETURN INDEX
NOVEMBER 9, 2010-OCTOBER 31, 2018

                                     [CHART]

               DFA Commodity Strategy        Bloomberg Commodity Total Return
                     Portfolio                            Index
         --------------------------------   ----------------------------------
11/2010               $10,000                            $10,000
11/2010               $9,480                             $9,414
12/2010               $10,464                            $10,420
01/2011               $10,584                            $10,525
02/2011               $10,804                            $10,664
03/2011               $11,010                            $10,884
04/2011               $11,440                            $11,261
05/2011               $10,889                            $10,691
06/2011               $10,337                            $10,152
07/2011               $10,678                            $10,452
08/2011               $10,788                            $10,557
09/2011               $9,187                             $9,001
10/2011               $9,798                             $9,597
11/2011               $9,538                             $9,384
12/2011               $9,199                             $9,032
01/2012               $9,480                             $9,256
02/2012               $9,752                             $9,506
03/2012               $9,360                             $9,112
04/2012               $9,299                             $9,074
05/2012               $8,494                             $8,245
06/2012               $8,889                             $8,698
07/2012               $9,494                             $9,261
08/2012               $9,676                             $9,381
09/2012               $9,840                             $9,541
10/2012               $9,497                             $9,171
11/2012               $9,547                             $9,176
12/2012               $9,321                             $8,937
01/2013               $9,544                             $9,151
02/2013               $9,169                             $8,777
03/2013               $9,229                             $8,836
04/2013               $8,996                             $8,590
05/2013               $8,763                             $8,397
06/2013               $8,304                             $8,001
07/2013               $8,436                             $8,110
08/2013               $8,730                             $8,386
09/2013               $8,529                             $8,172
10/2013               $8,438                             $8,051
11/2013               $8,397                             $7,987
12/2013               $8,473                             $8,086
01/2014               $8,565                             $8,110
02/2014               $9,156                             $8,616
03/2014               $9,200                             $8,651
04/2014               $9,435                             $8,862
05/2014               $9,200                             $8,607
06/2014               $9,271                             $8,658
07/2014               $8,822                             $8,227
08/2014               $8,750                             $8,141
09/2014               $8,208                             $7,634
10/2014               $8,178                             $7,573
11/2014               $7,789                             $7,265
12/2014               $7,234                             $6,711
01/2015               $7,028                             $6,486
02/2015               $7,203                             $6,654
03/2015               $6,853                             $6,312
04/2015               $7,234                             $6,674
05/2015               $7,028                             $6,494
06/2015               $7,141                             $6,606
07/2015               $6,378                             $5,904
08/2015               $6,306                             $5,850
09/2015               $6,120                             $5,650
10/2015               $6,120                             $5,625
11/2015               $5,686                             $5,217
12/2015               $5,509                             $5,056
01/2016               $5,437                             $4,971
02/2016               $5,364                             $4,890
03/2016               $5,611                             $5,077
04/2016               $6,056                             $5,509
05/2016               $6,046                             $5,499
06/2016               $6,334                             $5,726
07/2016               $6,044                             $5,433
08/2016               $5,930                             $5,337
09/2016               $6,124                             $5,505
10/2016               $6,104                             $5,478
11/2016               $6,156                             $5,551
12/2016               $6,268                             $5,651
01/2017               $6,299                             $5,659
02/2017               $6,341                             $5,670
03/2017               $6,176                             $5,519
04/2017               $6,103                             $5,436
05/2017               $6,019                             $5,364
06/2017               $6,011                             $5,354
07/2017               $6,159                             $5,475
08/2017               $6,190                             $5,497
09/2017               $6,170                             $5,489
10/2017               $6,296                             $5,606
11/2017               $6,254                             $5,581
12/2017               $6,439                             $5,747
01/2018               $6,547                             $5,861
02/2018               $6,482                             $5,760
03/2018               $6,439                             $5,724
04/2018               $6,590                             $5,872
05/2018               $6,698                             $5,955
06/2018               $6,450                             $5,747
07/2018               $6,320                             $5,624
08/2018               $6,212                             $5,525
09/2018               $6,305                             $5,631
10/2018               $6,143                             $5,509



AVERAGE ANNUAL                         ONE       FIVE       SINCE
TOTAL RETURN                           YEAR      YEARS    INCEPTION
--------------                      ---------  ---------  ---------
                                        -2.43%     -6.15%     -5.93%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data provided by Bloomberg Finance L.P.
--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

COMMODITY MARKET REVIEW                       12 MONTHS ENDED OCTOBER 31, 2018

   For the 12 months ended October 31, 2018, the Bloomberg Commodity Index Total Return returned -1.73%. The only sector with a positive return was energy, which returned 18.17%. Sectors with negative returns included precious metals, livestock, agriculture, and industrial metals, which returned -7.47%, -9.42%, -9.99%, and -12.83%, respectively.

DFA COMMODITY STRATEGY PORTFOLIO

   The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio's investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting these credit quality standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies.

   The Portfolio, through the Dimensional Cayman Commodity Fund I LTD, gained exposure to commodities primarily through the use of commodity swap contracts. To a lesser extent, the Portfolio gained exposure to commodities through the use of commodity futures contracts. The Portfolio's commodity swaps provided exposure to the 22 commodities included in the benchmark. For the period, the average duration of the Portfolio's fixed income securities remained near 1.50 years.

   For the 12 months ended October 31, 2018, total returns were -2.43% for the Portfolio and -1.73% for the Bloomberg Commodity Index Total Return. The collateral component of the Portfolio has a longer duration than the three-month U.S. Treasury bill rate payable in the commodity swap contract. As such, the Portfolio's longer duration detracted from performance relative to the benchmark during a period in which term premiums in the U.S. were negative. Pre-rolling commodity contracts also detracted from performance relative to the benchmark, while varying the maturities of the individual commodity contracts contributed positively to performance relative to the benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
DFA COMMODITY STRATEGY PORTFOLIO
--------------------------------
Actual Fund Return.......................................... $1,000.00 $  932.10    0.33%     $1.61
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.54    0.33%     $1.68

--------
(1)DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the combined expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                 CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                 DFA COMMODITY STRATEGY PORTFOLIO
Corporate...................................................  35.1%
Government..................................................  25.0%
Foreign Corporate...........................................  18.7%
Foreign Government..........................................  20.1%
Supranational...............................................   1.1%
                                                             -----
                                                             100.0%

                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
BONDS -- (74.5%)
AUSTRALIA -- (4.0%)
Commonwealth Bank of Australia
    2.300%, 09/06/19.................................................      5,100  $ 5,067,555
    5.000%, 10/15/19.................................................     10,000   10,175,270
W   2.250%, 03/10/20.................................................      5,000    4,931,050
    2.300%, 03/12/20.................................................      5,000    4,935,700
    5.000%, 03/19/20.................................................      5,000    5,116,158
    2.400%, 11/02/20.................................................      2,246    2,200,006
Macquarie Group, Ltd.
W   3.000%, 12/03/18.................................................      4,500    4,501,260
#W  6.250%, 01/14/21.................................................      4,842    5,090,025
National Australia Bank, Ltd.
W   2.400%, 12/09/19.................................................      9,500    9,419,245
    2.125%, 05/22/20.................................................        745      732,059
    2.625%, 07/23/20.................................................      4,052    4,001,782
Westpac Banking Corp.
    2.150%, 03/06/20.................................................      5,000    4,928,050
    2.300%, 05/26/20.................................................     17,774   17,490,594
    2.100%, 05/13/21.................................................      1,000      964,850
                                                                                  -----------
TOTAL AUSTRALIA......................................................              79,553,604
                                                                                  -----------
AUSTRIA -- (0.1%)
Oesterreichische Kontrollbank AG
#   1.875%, 01/20/21.................................................      1,500    1,461,161
                                                                                  -----------
BELGIUM -- (0.3%)
Dexia Credit Local SA
    1.875%, 01/29/20.................................................      5,000    4,929,057
                                                                                  -----------
CANADA -- (15.4%)
Canada Housing Trust No 1
W   1.450%, 06/15/20................................................. CAD 57,000   42,676,068
Canadian Government Bond
    1.750%, 05/01/20................................................. CAD 45,000   33,919,632
CPPIB Capital, Inc.
    1.400%, 06/04/20................................................. CAD  6,000    4,483,467
Nutrien, Ltd.
    6.500%, 05/15/19.................................................      1,446    1,472,446
Province of Alberta Canada
    1.900%, 12/06/19.................................................      5,000    4,943,920
    1.250%, 06/01/20................................................. CAD 39,000   29,086,543
Province of British Columbia Canada
    3.700%, 12/18/20................................................. CAD 30,000   23,358,274
Province of Manitoba Canada
#   2.050%, 11/30/20.................................................     15,000   14,670,450
Province of Ontario Canada
    4.200%, 06/02/20................................................. CAD 50,000   39,016,674
    4.000%, 06/02/21................................................. CAD  7,000    5,500,513

                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
CANADA -- (Continued)
Province of Quebec Canada
    4.500%, 12/01/20................................................. CAD 55,000  $ 43,470,660
Royal Bank of Canada
    2.980%, 05/07/19................................................. CAD  7,000     5,336,048
    2.150%, 03/06/20.................................................      5,708     5,636,286
    2.350%, 10/30/20.................................................      5,913     5,806,188
Toronto-Dominion Bank (The)
    2.563%, 06/24/20................................................. CAD 39,000    29,500,406
    2.500%, 12/14/20.................................................      1,000       984,601
    3.250%, 06/11/21.................................................     10,000     9,966,612
Toyota Credit Canada, Inc.
    2.800%, 11/21/18................................................. CAD 10,000     7,598,162
                                                                                  ------------
TOTAL CANADA.........................................................              307,426,950
                                                                                  ------------
DENMARK -- (0.0%)
Danske Bank A.S.
    2.800%, 03/10/21.................................................        400       389,260
                                                                                  ------------
FINLAND -- (0.3%)
Municipality Finance P.L.C.
    1.250%, 04/18/19.................................................      5,000     4,966,580
    1.750%, 05/21/19.................................................      1,150     1,143,947
                                                                                  ------------
TOTAL FINLAND........................................................                6,110,527
                                                                                  ------------
FRANCE -- (3.6%)
BNP Paribas SA
    2.375%, 05/21/20.................................................      2,720     2,683,334
BPCE SA
    2.650%, 02/03/21.................................................        330       323,405
Credit Agricole SA
W   2.750%, 06/10/20.................................................      5,000     4,944,050
Dexia Credit Local SA
    0.200%, 03/16/21................................................. EUR 16,250    18,547,420
Electricite de France SA
W   2.350%, 10/13/20.................................................      5,000     4,903,963
Orange SA
    1.625%, 11/03/19.................................................      2,000     1,968,480
Sanofi
    4.000%, 03/29/21.................................................     17,450    17,711,083
    0.875%, 09/22/21................................................. EUR  5,000     5,800,240
Societe Generale SA
W   2.625%, 09/16/20.................................................      2,000     1,971,688
Total Capital International SA
    2.100%, 06/19/19.................................................     13,208    13,146,024
                                                                                  ------------
TOTAL FRANCE.........................................................               71,999,687
                                                                                  ------------
GERMANY -- (4.2%)
Bayer U.S. Finance II LLC
W   1.850%, 11/15/18.................................................      6,700     6,697,450

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
GERMANY -- (Continued)
Bayer U.S. Finance LLC
W   2.375%, 10/08/19.................................................    1,500  $ 1,488,117
Daimler Finance North America LLC
W   2.250%, 03/02/20.................................................    2,925    2,878,459
Deutsche Bank AG
    2.950%, 08/20/20.................................................    7,018    6,877,609
    3.125%, 01/13/21.................................................    3,889    3,799,833
Erste Abwicklungsanstalt
    1.375%, 10/30/19.................................................   25,000   24,606,300
Merck & Co., Inc.
    1.850%, 02/10/20.................................................   22,500   22,158,237
State of North Rhine- Westphalia Germany
    1.625%, 01/22/20.................................................    3,650    3,591,052
Volkswagen Group of America Finance LLC
W   2.125%, 05/23/19.................................................   10,000    9,938,403
    2.400%, 05/22/20.................................................    2,000    1,963,259
                                                                                -----------
TOTAL GERMANY........................................................            83,998,719
                                                                                -----------
IRELAND -- (0.4%)
GE Capital International Funding Co., Unlimited Co.
    2.342%, 11/15/20.................................................    2,937    2,846,838
Iberdrola Finance Ireland DAC
W   5.000%, 09/11/19.................................................    2,000    2,030,281
Perrigo Finance Un, Ltd. Co.
    3.500%, 03/15/21.................................................    2,500    2,468,473
                                                                                -----------
TOTAL IRELAND........................................................             7,345,592
                                                                                -----------
ITALY -- (0.1%)
Intesa Sanpaolo SpA
    3.875%, 01/15/19.................................................    2,570    2,570,395
                                                                                -----------
JAPAN -- (1.7%)
Mizuho Financial Group, Inc.
W   2.632%, 04/12/21.................................................    2,000    1,952,670
MUFG Bank, Ltd.
W   2.350%, 09/08/19.................................................      850      844,770
Nomura Holdings, Inc.
    2.750%, 03/19/19.................................................    1,034    1,033,566
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19.................................................    3,500    3,497,454
    2.650%, 07/23/20.................................................    2,250    2,222,635
Toyota Motor Credit Corp.
    1.400%, 05/20/19                                                     5,168    5,128,651
    2.125%, 07/18/19.................................................    1,080    1,074,787
    2.150%, 03/12/20.................................................   18,550   18,344,785
                                                                                -----------
TOTAL JAPAN..........................................................            34,099,318
                                                                                -----------

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
LUXEMBOURG -- (0.2%)
Nestle Finance International, Ltd.
    2.125%, 09/10/21................................................. EUR   2,875 $ 3,458,685
                                                                                  -----------
NETHERLANDS -- (3.8%)
Bank Nederlandse Gemeenten NV
W   1.750%, 10/05/20.................................................      24,800  24,199,716
BNG Bank NV
    2.500%, 02/28/20.................................................       1,800   1,788,748
Deutsche Telekom International Finance BV
W   1.500%, 09/19/19.................................................       3,000   2,955,203
ING Bank NV
W   2.500%, 10/01/19.................................................       3,000   2,983,509
LyondellBasell Industries NV
    5.000%, 04/15/19.................................................       1,022   1,025,849
Mondelez International, Inc.
W   1.625%, 10/28/19.................................................       2,000   1,966,668
Nederlandse Waterschapsbank NV
    1.625%, 03/04/20.................................................       4,362   4,284,958
Shell International Finance BV
    2.000%, 11/15/18.................................................       2,350   2,349,600
    4.300%, 09/22/19.................................................      12,204  12,350,940
    4.375%, 03/25/20.................................................       7,120   7,246,238
    1.875%, 05/10/21.................................................      15,000  14,494,732
                                                                                  -----------
TOTAL NETHERLANDS....................................................              75,646,161
                                                                                  -----------
NORWAY -- (1.7%)
Equinor ASA
#   2.900%, 11/08/20.................................................       5,192   5,152,876
Kommunalbanken A.S.
    1.750%, 05/28/19.................................................       5,000   4,972,430
    1.625%, 01/15/20.................................................       5,450   5,366,452
Norway Government Bond
    3.750%, 05/25/21................................................. NOK 150,000  18,902,228
                                                                                  -----------
TOTAL NORWAY.........................................................              34,393,986
                                                                                  -----------
SPAIN -- (1.0%)
Santander UK Group Holdings P.L.C.
    2.875%, 10/16/20.................................................       9,000   8,868,276
Telefonica Emisiones SAU
    5.134%, 04/27/20.................................................       2,200   2,252,274
    5.462%, 02/16/21.................................................       8,000   8,312,080
                                                                                  -----------
TOTAL SPAIN..........................................................              19,432,630
                                                                                  -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (1.1%)
Council Of Europe Development Bank
    1.750%, 11/14/19.................................................       7,000   6,921,585

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
European Investment Bank
    1.125%, 02/18/20................................................. CAD  20,020 $14,962,268
                                                                                  -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........................              21,883,853
                                                                                  -----------
SWEDEN -- (4.0%)
Kommuninvest I Sverige AB
    1.000%, 09/15/21................................................. SEK 400,000  44,682,909
Svensk Exportkredit AB
    1.875%, 06/17/19.................................................      17,000  16,906,719
Svenska Handelsbanken AB
    2.250%, 06/17/19.................................................       5,000   4,975,046
W   5.125%, 03/30/20.................................................       6,708   6,871,340
Sweden Government Bond
    5.000%, 12/01/20................................................. SEK  50,000   6,085,896
                                                                                  -----------
TOTAL SWEDEN.........................................................              79,521,910
                                                                                  -----------
SWITZERLAND -- (0.3%)
UBS AG
    2.375%, 08/14/19.................................................         720     716,014
    2.350%, 03/26/20.................................................       6,000   5,921,837
                                                                                  -----------
TOTAL SWITZERLAND....................................................               6,637,851
                                                                                  -----------
UNITED KINGDOM -- (0.7%)
Aon P.L.C.
    2.800%, 03/15/21.................................................       2,680   2,625,951
AstraZeneca P.L.C.
    1.750%, 11/16/18.................................................       4,958   4,955,862
Barclays P.L.C.
#   2.875%, 06/08/20.................................................       5,000   4,938,860
Santander UK Group Holdings P.L.C.
    3.125%, 01/08/21.................................................       1,808   1,782,059
                                                                                  -----------
TOTAL UNITED KINGDOM.................................................              14,302,732
                                                                                  -----------
UNITED STATES -- (31.6%)
21st Century Fox America, Inc.
    4.500%, 02/15/21.................................................       3,624   3,686,281
3M Co.
#   1.625%, 06/15/19.................................................       3,200   3,172,823
AbbVie, Inc.
#   2.500%, 05/14/20.................................................      11,317  11,169,094
Allergan Funding SCS
    3.000%, 03/12/20.................................................       5,000   4,978,304
Allergan, Inc.
    3.375%, 09/15/20.................................................       1,570   1,567,028

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
American Express Credit Corp.
    2.375%, 05/26/20.................................................    6,210  $ 6,123,740
    2.600%, 09/14/20.................................................    1,600    1,578,336
American Honda Finance Corp.
    2.250%, 08/15/19.................................................    2,000    1,988,942
American International Group, Inc.
    2.300%, 07/16/19                                                     1,500    1,492,860
    3.375%, 08/15/20.................................................    3,470    3,463,490
    6.400%, 12/15/20.................................................    7,000    7,387,981
Amgen, Inc.
    2.200%, 05/11/20.................................................    9,990    9,834,955
Anheuser-Busch InBev Finance, Inc.
    2.650%, 02/01/21.................................................   10,000    9,802,906
Anthem, Inc.
    4.350%, 08/15/20.................................................    1,128    1,146,798
    2.500%, 11/21/20.................................................   11,465   11,232,735
Aon Corp.
    5.000%, 09/30/20.................................................    1,000    1,029,152
Apple, Inc.
#   1.900%, 02/07/20.................................................   31,000   30,609,623
    2.000%, 05/06/20.................................................    4,522    4,452,598
AT&T, Inc.
    5.200%, 03/15/20.................................................    6,000    6,145,790
Autodesk, Inc.
    3.125%, 06/15/20.................................................    1,355    1,349,379
AutoZone, Inc.
    2.500%, 04/15/21.................................................    2,045    1,990,194
Bank of America Corp.
    2.600%, 01/15/19.................................................    4,000    3,998,040
    2.625%, 10/19/20.................................................    1,670    1,647,366
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.................................................    2,800    2,783,086
Best Buy Co., Inc.
    5.500%, 03/15/21.................................................    6,000    6,223,478
BMW US Capital LLC
W   2.000%, 04/11/21.................................................    3,000    2,893,308
Burlington Northern Santa Fe LLC
    4.700%, 10/01/19.................................................      250      253,698
CA, Inc.
    5.375%, 12/01/19.................................................    5,245    5,347,463
Capital One Bank USA NA
    2.300%, 06/05/19.................................................    1,242    1,237,098
Capital One NA
    2.400%, 09/05/19.................................................    6,536    6,490,277
Cardinal Health, Inc.
    4.625%, 12/15/20.................................................    5,150    5,258,141
CBS Corp.
    2.300%, 08/15/19.................................................    1,500    1,490,390

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
Celgene Corp.
    2.875%, 02/19/21.................................................   10,000  $ 9,852,000
Chevron Corp.
#   2.193%, 11/15/19.................................................   15,000   14,883,719
    1.961%, 03/03/20.................................................    8,000    7,887,163
    2.427%, 06/24/20.................................................    3,650    3,609,745
Cisco Systems, Inc.
    2.125%, 03/01/19.................................................   10,000    9,982,692
    1.400%, 09/20/19.................................................   12,935   12,776,033
Citigroup, Inc.
    2.050%, 12/07/18.................................................    4,791    4,788,222
    2.650%, 10/26/20.................................................    2,575    2,535,673
    2.700%, 03/30/21.................................................    4,790    4,691,095
Citizens Bank NA
    2.550%, 05/13/21.................................................    8,000    7,784,856
Comerica, Inc.
    2.125%, 05/23/19.................................................    4,000    3,981,191
CVS Health Corp.
    2.250%, 12/05/18.................................................    3,399    3,397,010
Daimler Finance North America LLC
W   2.700%, 08/03/20.................................................    3,060    3,015,484
Discovery Communications LLC
W   2.750%, 11/15/19.................................................    1,500    1,489,371
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20.................................................    2,000    1,974,000
Dow Chemical Co. (The)
    4.250%, 11/15/20.................................................    9,625    9,745,792
Eastman Chemical Co.
    2.700%, 01/15/20.................................................    3,883    3,853,779
EMD Finance LLC
W   2.400%, 03/19/20.................................................    1,150    1,133,422
Enterprise Products Operating LLC
    5.200%, 09/01/20.................................................    3,839    3,953,594
Eversource Energy
    2.500%, 03/15/21.................................................    3,350    3,286,927
Exelon Corp.
    2.850%, 06/15/20.................................................    1,205    1,191,605
Exelon Generation Co. LLC
    4.000%, 10/01/20.................................................    4,282    4,316,511
Exxon Mobil Corp.
    1.912%, 03/06/20.................................................    3,950    3,893,993
    2.222%, 03/01/21.................................................    3,000    2,931,144
Fidelity National Information Services, Inc.
    3.625%, 10/15/20.................................................    1,214    1,216,376
Fifth Third Bancorp
    2.875%, 07/27/20.................................................    4,000    3,963,690
Ford Motor Credit Co. LLC
    3.200%, 01/15/21.................................................    4,000    3,903,480
    3.336%, 03/18/21.................................................    1,989    1,943,159

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
General Electric Co.
    4.375%, 09/16/20.................................................    7,000  $ 7,087,733
General Mills, Inc.
    2.200%, 10/21/19.................................................    3,500    3,468,026
General Motors Financial Co., Inc.
    3.150%, 01/15/20.................................................    7,000    6,965,718
    4.200%, 03/01/21.................................................      500      502,420
Goldman Sachs Group, Inc. (The)
    2.300%, 12/13/19.................................................      600      593,735
    2.600%, 04/23/20.................................................    2,075    2,053,692
    6.000%, 06/15/20.................................................    8,000    8,325,180
Harley-Davidson Financial Services, Inc.
W   2.150%, 02/26/20.................................................      585      574,844
    2.400%, 06/15/20.................................................    2,600    2,551,169
W   2.850%, 01/15/21.................................................    6,000    5,882,716
Harris Corp.
    2.700%, 04/27/20.................................................    1,205    1,191,643
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20.................................................   12,000   12,018,806
HSBC USA, Inc.
    2.750%, 08/07/20.................................................   10,000    9,903,800
Huntington National Bank
    2.875%, 08/20/20.................................................    3,095    3,063,890
Integrys Holding, Inc.
    4.170%, 11/01/20.................................................    4,060    4,106,271
Intercontinental Exchange, Inc.
    2.750%, 12/01/20.................................................    3,519    3,478,426
International Business Machines Corp.
    2.250%, 02/19/21.................................................    3,615    3,526,417
John Deere Capital Corp.
#   2.800%, 03/04/21.................................................    1,000      989,290
JPMorgan Chase & Co.
    2.750%, 06/23/20.................................................    7,900    7,824,619
KeyBank NA
    2.350%, 03/08/19.................................................    3,000    2,995,072
KeyCorp
    2.900%, 09/15/20.................................................    3,128    3,099,187
Kraft Heinz Foods Co.
    2.800%, 07/02/20.................................................   14,365   14,216,069
Kroger Co. (The)
    2.300%, 01/15/19.................................................    1,000      998,849
    1.500%, 09/30/19.................................................    1,565    1,542,062
Lam Research Corp.
    2.750%, 03/15/20.................................................    1,098    1,088,202
LG&E & KU Energy LLC
    3.750%, 11/15/20.................................................    1,244    1,250,280
Liberty Mutual Group, Inc.
W   5.000%, 06/01/21.................................................      980    1,004,982

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
Marriott International, Inc.
#   2.875%, 03/01/21.................................................    1,000  $   986,766
Maxim Integrated Products, Inc.
    2.500%, 11/15/18.................................................    4,417    4,415,012
McDonald's Corp.
    2.100%, 12/07/18.................................................    7,000    6,995,310
McKesson Corp.
    2.284%, 03/15/19.................................................    3,995    3,984,591
Medtronic, Inc.
    2.500%, 03/15/20.................................................    4,750    4,708,878
Microsoft Corp.
    1.100%, 08/08/19.................................................    4,930    4,869,215
    1.850%, 02/12/20.................................................    7,000    6,908,825
Molson Coors Brewing Co.
    2.250%, 03/15/20.................................................   12,857   12,669,202
Nasdaq, Inc.
    5.550%, 01/15/20.................................................    1,850    1,896,638
NextEra Energy Capital Holdings, Inc.
    2.700%, 09/15/19.................................................    1,500    1,494,179
Novartis Capital Corp.
    4.400%, 04/24/20.................................................    5,000    5,092,797
Occidental Petroleum Corp.
    4.100%, 02/01/21.................................................      650      659,009
Omnicom Group, Inc. / Omnicom Capital, Inc.
    4.450%, 08/15/20.................................................    2,190    2,227,931
Oracle Corp.
#   2.250%, 10/08/19.................................................   27,680   27,503,759
Pfizer, Inc.
    2.100%, 05/15/19.................................................   19,217   19,148,881
Philip Morris International, Inc.
#   1.875%, 01/15/19.................................................    1,373    1,370,369
    2.000%, 02/21/20.................................................    1,250    1,231,350
PNC Bank NA
    2.300%, 06/01/20.................................................    2,400    2,363,304
    2.600%, 07/21/20.................................................    4,116    4,066,416
Regions Financial Corp.
    3.200%, 02/08/21.................................................    4,400    4,361,947
Republic Services, Inc.
    5.500%, 09/15/19.................................................    1,167    1,191,105
Roper Technologies, Inc.
    3.000%, 12/15/20.................................................    5,070    5,022,503
Ryder System, Inc.
    2.550%, 06/01/19.................................................    1,500    1,496,625
Santander Holdings USA, Inc.
    2.650%, 04/17/20.................................................    4,992    4,929,381
Sempra Energy
    2.850%, 11/15/20.................................................    6,000    5,919,774
Solvay Finance America LLC
W   3.400%, 12/03/20.................................................   12,000   11,944,085
Southern Power Co.
    2.375%, 06/01/20.................................................    1,645    1,615,054

                                                                                                 FACE
                                                                                                AMOUNT^     VALUE+
                                                                                                ------- --------------
                                                                                                 (000)
UNITED STATES -- (Continued)
Southwest Airlines Co.
                            2.750%, 11/06/19.................................................     5,480 $    5,458,309
State Street Corp.
                            2.550%, 08/18/20.................................................     3,366      3,330,756
Stryker Corp.
                            2.000%, 03/08/19.................................................       974        970,886
SunTrust Banks, Inc.
                            2.500%, 05/01/19.................................................     1,735      1,730,921
TD Ameritrade Holding Corp.
                            5.600%, 12/01/19.................................................     1,000      1,026,105
Toyota Motor Credit Corp.
#                           1.550%, 10/18/19.................................................    10,000      9,862,184
UnitedHealth Group, Inc.
                            1.625%, 03/15/19.................................................     1,000        995,735
Verizon Communications, Inc.
                            2.625%, 02/21/20.................................................     1,288      1,279,575
                            4.600%, 04/01/21.................................................     3,100      3,182,548
Walgreens Boots Alliance, Inc.
                            2.700%, 11/18/19.................................................       470        467,607
Walmart, Inc.
                            2.850%, 06/23/20.................................................    22,556     22,520,172
Walt Disney Co. (The)
                            2.150%, 09/17/20.................................................     2,500      2,459,700
Warner Media LLC
                            4.700%, 01/15/21.................................................     9,000      9,211,510
Wells Fargo & Co.
                            4.600%, 04/01/21.................................................     5,000      5,114,612
Xcel Energy, Inc.
                            2.400%, 03/15/21.................................................     2,622      2,558,147
Zimmer Biomet Holdings, Inc.
                            2.700%, 04/01/20.................................................     1,021      1,009,613
                                                                                                        --------------
TOTAL UNITED STATES..........................................................................              630,361,464
                                                                                                        --------------
TOTAL BONDS..................................................................................            1,485,523,542
                                                                                                        --------------
U.S. TREASURY OBLIGATIONS -- (24.8%)
U.S. Treasury Notes
                            1.375%, 12/15/19.................................................   109,000    107,356,485
                            1.875%, 12/31/19.................................................    60,180     59,578,101
                            1.250%, 02/29/20.................................................    38,000     37,237,031
~(double left angle quote)  1.625%, 07/31/20.................................................   194,000    189,907,812
                            1.375%, 08/31/20.................................................   103,000    100,268,086
                                                                                                        --------------
TOTAL U.S. TREASURY OBLIGATIONS..............................................................              494,347,515
                                                                                                        --------------
TOTAL INVESTMENT SECURITIES..................................................................            1,979,871,057
                                                                                                        --------------

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                           SHARES       VALUE+
                                                                          --------- --------------
SECURITIES LENDING COLLATERAL -- (0.7%)
@(S)  DFA Short Term Investment Fund...................................   1,198,438 $   13,865,927
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,016,391,769)..............................................               $1,993,736,984
                                                                                    ==============


As of October 31, 2018, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                               UNREALIZED
                                                                                                FOREIGN
                                                                                                EXCHANGE
                                                                                  SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD                  COUNTERPARTY                   DATE    (DEPRECIATION)
-------------------  ------------------- ---------------------------------------  ---------- --------------
USD       11,172,580 EUR       9,574,092 Citibank, N.A.                            11/23/18   $    310,923
USD       11,327,739 SEK     102,554,821 Citibank, N.A.                            01/04/19         48,083
USD       11,426,993 SEK     102,757,833 Citibank, N.A.                            01/04/19        125,009
USD       22,920,569 SEK     204,809,720 State Street Bank and Trust               01/04/19        394,245
USD       19,990,548 NOK     162,842,082 Citibank, N.A.                            01/11/19        607,592
USD        5,160,854 CAD       6,741,685 Citibank, N.A.                            01/18/19         31,359
USD      133,863,359 CAD     174,120,970 National Australia Bank Ltd.              01/18/19      1,381,250
USD       11,530,645 CAD      14,987,113 National Australia Bank Ltd.              01/24/19        126,368
USD      132,491,537 CAD     173,050,111 State Street Bank and Trust               01/24/19        810,980
                                                                                              ------------
TOTAL APPRECIATION                                                                            $  3,835,809
EUR        9,574,092 USD      11,274,855 Citibank, N.A.                            11/23/18   $   (413,197)
USD        6,201,197 SEK      56,427,581 Citibank, N.A.                            01/04/19         (5,081)
USD       28,101,505 EUR      24,627,112 State Street Bank and Trust               01/30/19        (22,614)
                                                                                              ------------
TOTAL (DEPRECIATION)                                                                          $   (440,892)
                                                                                              ------------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                $  3,394,917
                                                                                              ============

As of October 31, 2018, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

                                                                                                UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL    MARKET    APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE      VALUE    (DEPRECIATION)
-----------                                        --------- ---------- ---------- ---------- --------------
LONG POSITION CONTRACTS:
CBOT Corn Futures.................................    241     12/14/18  $4,557,124 $4,377,162   $(179,962)
CBOT Soybean Futures..............................     85     01/14/19   3,722,641  3,619,938    (102,703)
CBOT Soybean Meal Futures.........................     65     01/14/19   2,033,026  2,003,300     (29,726)
CBOT Soybean Oil Futures..........................     94     01/14/19   1,696,270  1,592,736    (103,534)
CBOT Wheat Futures................................    105     12/14/18   2,980,457  2,627,625    (352,832)
CME Lean Hogs Futures.............................     50     12/14/18   1,107,041  1,169,000      61,959
CME Live Cattle Futures...........................     62     12/31/18   2,848,404  2,900,360      51,956
COMEX Copper Futures..............................     61     12/27/18   4,197,627  4,054,975    (142,652)
COMEX Gold 100 Troy Oz. Futures...................     62     12/27/18   7,715,003  7,533,000    (182,003)
COMEX Silver Futures..............................     29     12/27/18   2,193,590  2,070,890    (122,700)
ICE Brent Crude Oil Futures.......................     78     11/30/18   6,088,768  5,853,120    (235,648)
KCBT Hard Red Winter Wheat Futures................     41     12/14/18   1,192,433  1,011,163    (181,270)
LME Nickel Futures................................     33     01/14/19   2,486,476  2,275,218    (211,258)
LME Nickel Futures................................     48     11/19/18   3,954,410  3,294,864    (659,546)
LME Primary Aluminum Futures......................    107     11/19/18   5,487,879  5,208,225    (279,654)

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                                              UNREALIZED
                                           NUMBER OF EXPIRATION   NOTIONAL       MARKET      APPRECIATION
DESCRIPTION                                CONTRACTS    DATE       VALUE         VALUE      (DEPRECIATION)
-----------                                --------- ---------- ------------  ------------  --------------
LME Primary Aluminum Futures..............     73     01/14/19  $  4,006,589  $  3,556,013   $  (450,576)
LME Zinc Futures..........................     48     11/19/18     3,077,919     3,056,100       (21,819)
LME Zinc Futures..........................     33     01/14/19     2,186,292     2,060,231      (126,061)
NYBOT CSC 'C' Coffee Futures..............     37     12/18/18     1,532,856     1,563,712        30,856
NYBOT CSC No. 11 World Sugar Futures......    145     02/28/19     1,897,714     2,142,056       244,342
NYBOT CTN No. 2 Cotton Futures............     26     12/06/18     1,077,526       999,180       (78,346)
NYMEX Henry Hub Natural Gas Futures.......    202     12/27/18     6,828,228     6,670,040      (158,188)
NYMEX Light Sweet Crude Oil Futures.......     82     12/19/18     6,138,993     5,366,080      (772,913)
NYMEX NY Harbor ULSD Futures..............     30     12/31/18     3,040,544     2,833,110      (207,434)
NYMEX Reformulated Gasoline Blend Futures.     34     12/31/18     3,018,532     2,502,284      (516,248)
                                                                ------------  ------------   -----------
TOTAL.....................................                      $ 85,066,342  $ 80,340,382   $(4,725,960)
SHORT POSITION CONTRACTS:
LME Nickel Futures........................    (48)    11/19/18    (3,625,963)   (3,294,864)      331,099
LME Nickel Futures........................     (8)    01/14/19      (603,260)     (551,568)       51,692
LME Primary Aluminum Futures..............   (107)    11/19/18    (5,739,621)   (5,208,225)      531,396
LME Primary Aluminum Futures..............    (16)    01/14/19      (808,194)     (779,400)       28,794
LME Zinc Futures..........................    (48)    11/19/18    (3,122,956)   (3,056,100)       66,856
LME Zinc Futures..........................     (8)    01/14/19      (530,766)     (499,450)       31,316
                                                                ------------  ------------   -----------
TOTAL.....................................                      $(14,430,760) $(13,389,607)  $ 1,041,153
                                                                ------------  ------------   -----------
TOTAL FUTURES CONTRACTS...................                      $ 70,635,582  $ 66,950,775   $(3,684,807)
                                                                ============  ============   ===========

As of October 31, 2018, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

                                                       PAYMENTS                UPFRONT  UPFRONT                UNREALIZED
REFERENCE                              NOTIONAL     RECEIVED (PAID) EXPIRATION PREMIUMS PREMIUMS   MARKET     APPRECIATION
ENTITY*           COUNTERPARTY          AMOUNT       BY THE FUND**     DATE      PAID   RECEIVED   VALUE     (DEPRECIATION)
---------     --------------------- --------------- --------------- ---------- -------- -------- ----------  --------------
BofA Merrill
Lynch                                                 3 Month USD
Commodity                                             UST 13-Week
MLBXPPDM                                               Bill High
Total Return  Merrill Lynch Capital                  Discount Rate
Index (1)     Services, Inc.        USD 233,387,967   plus 0.14%     12/21/18     --       --    (3,461,723)   (3,461,723)
BofA Merrill                                          3 Month USD
Lynch                                                 UST 13-Week
MLBXRSDT                                               Bill High
Total Return  Merrill Lynch Capital                  Discount Rate
Index (2)     Services, Inc.        USD 187,689,256   plus 0.19%     12/21/18     --       --    (2,645,577)   (2,645,577)
Citi                                                  3 Month USD
Commodities                                           UST 13-Week
Pre-Roll RS                                            Bill High
Total Return                                         Discount Rate
Index (3)     Citibank, N.A.        USD 274,373,880   plus 0.19%     12/21/18     --       --    (4,245,220)   (4,245,220)
Citi Custom                                           3 Month USD
CIVICS H                                              UST 13-Week
Total Return                                           Bill High
Index (4)                                            Discount Rate
              Citibank, N.A.        USD 293,870,645   plus 0.14%     12/21/18     --       --    (4,417,589)   (4,417,589)
Credit                                                3 Month USD
Suisse                                                UST 13-Week
Custom 141                                             Bill High
Total Return                                         Discount Rate
Index (5)     Credit Suisse         USD 255,976,829   plus 0.18%     11/30/18     --       --    (3,607,509)   (3,607,509)

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                  PAYMENTS                UPFRONT  UPFRONT                  UNREALIZED
REFERENCE                         NOTIONAL     RECEIVED (PAID) EXPIRATION PREMIUMS PREMIUMS                APPRECIATION
ENTITY*         COUNTERPARTY       AMOUNT       BY THE FUND**     DATE      PAID   RECEIVED MARKET VALUE  (DEPRECIATION)
---------     ---------------- --------------- --------------- ---------- -------- -------- ------------  --------------
Credit                                           3 Month USD
Suisse                                           UST 13-Week
Custom 57                                         Bill High
Total
Return                                          Discount Rate
Index (6)     Credit Suisse    USD 186,350,490    plus 0.14%    11/30/18     --       --      (2,763,727)    (2,763,727)
Deutsche                                         3 Month USD
Bank                                             UST 13-Week
Benchmark                                         Bill High
2 Flex
Index                                           Discount Rate
002 (7)       Deutsche Bank AG USD 161,687,952    plus 0.14%    11/30/18     --       --      (2,314,416)    (2,314,416)
UBS                                              3 Month USD
UBSIB190                                         UST 13-Week
Custom                                            Bill High
Strategy (8)                                    Discount Rate
              UBS AG           USD 259,681,094    plus 0.14%    01/31/19     --       --      (3,851,898)    (3,851,898)
UBS                                              3 Month USD
UBSIDRST                                         UST 13-Week
Custom                                            Bill High
Strategy (9)                                    Discount Rate
              UBS AG           USD 103,342,877    plus 0.17%    11/30/18     --       --      (1,462,031)    (1,462,031)
                                                                             --       --    ------------   ------------
TOTAL                                                                        --       --    $(28,769,690)  $(28,769,690)
                                                                             ==       ==    ============   ============

* Portfolio receives the price appreciation of the reference entity at maturity.
** Payments received (paid) by the Fund are exchanged at maturity.

(1) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               6.68%     15,601,745
CBOT Soybean Futures                                            5.33%     12,432,127
CBOT Soybean Meal Futures                                       2.96%      6,909,788
CBOT Soybean Oil Futures                                        2.34%      5,465,309
CBOT Wheat Futures                                              3.98%      9,281,439
CME Lean Hogs Futures                                           1.93%      4,514,199
CME Live Cattle Futures                                         4.50%     10,504,093
COMEX Copper Futures                                            6.05%     14,113,178
COMEX Gold 100 Troy Oz. Futures                                11.24%     26,221,008
COMEX Silver Futures                                            3.12%      7,274,416
ICE Brent Crude Oil Futures                                     8.69%     20,277,889
KCBT Hard Red Winter Wheat Futures                              1.57%      3,673,079
LME Nickel Futures                                              2.58%      6,026,614
LME Primary Aluminum Futures                                    4.06%      9,486,380
LME Zinc Futures                                                2.34%      5,471,923
NYBOT CSC 'C' Coffee Futures                                    2.41%      5,614,825
NYBOT CSC No. 11 World Sugar Futures                            3.15%      7,354,432
NYBOT CTN No. 2 Cotton Futures                                  1.49%      3,469,015
NYMEX Henry Hub Natural Gas Futures                             9.82%     22,919,543
NYMEX Light Sweet Crude Oil Futures                             7.95%     18,543,517
NYMEX NY Harbor ULSD Futures                                    4.11%      9,589,613

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Reformulated Gasoline Blend Futures                       3.70%       8,643,835
                                                                          -----------
Total Notional Amount                                                     233,387,967
                                                                          ===========

(2) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               5.24%       9,831,099
CBOT Soybean Futures                                            4.31%       8,092,142
CBOT Soybean Meal Futures                                       2.99%       5,613,979
CBOT Soybean Oil Futures                                        1.89%       3,554,163
CBOT Wheat Futures                                              3.08%       5,782,923
CME Lean Hogs Futures                                           1.37%       2,564,304
CME Live Cattle Futures                                         5.28%       9,905,547
COMEX Copper Futures                                            6.06%      11,381,864
COMEX Gold 100 Troy Oz. Futures                                11.30%      21,198,644
COMEX Silver Futures                                            2.50%       4,692,142
ICE Brent Crude Oil Futures                                     8.78%      16,480,740
KCBT Hard Red Winter Wheat Futures                              1.21%       2,268,539
LME Nickel Futures                                              2.61%       4,891,868
LME Primary Aluminum Futures                                    4.93%       9,248,835
LME Zinc Futures                                                2.84%       5,334,903
NYBOT CSC 'C' Coffee Futures                                    1.89%       3,546,550
NYBOT CSC No. 11 World Sugar Futures                            3.20%       6,013,372
NYBOT CTN No. 2 Cotton Futures                                  1.17%       2,201,265
NYMEX Henry Hub Natural Gas Futures                            11.78%      22,107,940
NYMEX Light Sweet Crude Oil Futures                             8.07%      15,145,389
NYMEX NY Harbor ULSD Futures                                    4.97%       9,331,421
NYMEX Reformulated Gasoline Blend Futures                       4.53%       8,501,627
                                                                          -----------
Total Notional Amount                                                     187,689,256
                                                                          ===========

(3) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               5.24%     14,371,610
CBOT Soybean Futures                                            4.31%     11,829,513
CBOT Soybean Meal Futures                                       2.99%      8,206,805
CBOT Soybean Oil Futures                                        1.89%      5,195,661
CBOT Wheat Futures                                              3.08%      8,453,776
CME Lean Hogs Futures                                           1.37%      3,748,632
CME Live Cattle Futures                                         5.28%     14,480,442
COMEX Copper Futures                                            6.06%     16,638,598
COMEX Gold 100 Troy Oz. Futures                                11.30%     30,989,277
COMEX Silver Futures                                            2.50%      6,859,216
ICE Brent Crude Oil Futures                                     8.78%     24,092,399
KCBT Hard Red Winter Wheat Futures                              1.21%      3,316,268
LME Nickel Futures                                              2.61%      7,151,187
LME Primary Aluminum Futures                                    4.93%     13,520,426
LME Zinc Futures                                                2.84%      7,798,837

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYBOT CSC 'C' Coffee Futures                                    1.89%       5,184,531
NYBOT CSC No. 11 World Sugar Futures                            3.20%       8,790,658
NYBOT CTN No. 2 Cotton Futures                                  1.17%       3,217,924
NYMEX Henry Hub Natural Gas Futures                            11.78%      32,318,532
NYMEX Light Sweet Crude Oil Futures                             8.07%      22,140,314
NYMEX NY Harbor ULSD Futures                                    4.97%      13,641,155
NYMEX Reformulated Gasoline Blend Futures                       4.53%      12,428,119
                                                                          -----------
Total Notional Amount                                                     274,373,880
                                                                          ===========

(4) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               6.68%      19,644,949
CBOT Soybean Futures                                            5.33%      15,653,922
CBOT Soybean Meal Futures                                       2.96%       8,700,464
CBOT Soybean Oil Futures                                        2.34%       6,881,649
CBOT Wheat Futures                                              3.98%      11,686,731
CME Lean Hogs Futures                                           1.93%       5,684,057
CME Live Cattle Futures                                         4.50%      13,226,237
COMEX Copper Futures                                            6.05%      17,770,619
COMEX Gold 100 Troy Oz. Futures                                11.24%      33,016,204
COMEX Silver Futures                                            3.12%       9,159,587
ICE Brent Crude Oil Futures                                     8.69%      25,532,921
KCBT Hard Red Winter Wheat Futures                              1.57%       4,624,960
LME Nickel Futures                                              2.58%       7,588,415
LME Primary Aluminum Futures                                    4.06%      11,944,783
LME Zinc Futures                                                2.34%       6,889,977
NYBOT CSC 'C' Coffee Futures                                    2.41%       7,069,912
NYBOT CSC No. 11 World Sugar Futures                            3.15%       9,260,339
NYBOT CTN No. 2 Cotton Futures                                  1.49%       4,368,013
NYMEX Henry Hub Natural Gas Futures                             9.82%      28,859,162
NYMEX Light Sweet Crude Oil Futures                             7.95%      23,349,084
NYMEX NY Harbor ULSD Futures                                    4.11%      12,074,769
NYMEX Reformulated Gasoline Blend Futures                       3.70%      10,883,891
                                                                          -----------
Total Notional Amount                                                     293,870,645
                                                                          ===========

(5) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               5.24%     13,407,979
CBOT Soybean Futures                                            4.31%     11,036,332
CBOT Soybean Meal Futures                                       2.99%      7,656,530
CBOT Soybean Oil Futures                                        1.89%      4,847,285
CBOT Wheat Futures                                              3.08%      7,886,942
CME Lean Hogs Futures                                           1.37%      3,497,282
CME Live Cattle Futures                                         5.28%     13,509,513
COMEX Copper Futures                                            6.06%     15,522,963
COMEX Gold 100 Troy Oz. Futures                                11.30%     28,911,414

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
COMEX Silver Futures                                            2.50%       6,399,298
ICE Brent Crude Oil Futures                                     8.78%      22,476,979
KCBT Hard Red Winter Wheat Futures                              1.21%       3,093,909
LME Nickel Futures                                              2.61%       6,671,693
LME Primary Aluminum Futures                                    4.93%      12,613,868
LME Zinc Futures                                                2.84%       7,275,917
NYBOT CSC 'C' Coffee Futures                                    1.89%       4,836,903
NYBOT CSC No. 11 World Sugar Futures                            3.20%       8,201,236
NYBOT CTN No. 2 Cotton Futures                                  1.17%       3,002,159
NYMEX Henry Hub Natural Gas Futures                            11.78%      30,151,541
NYMEX Light Sweet Crude Oil Futures                             8.07%      20,655,783
NYMEX NY Harbor ULSD Futures                                    4.97%      12,726,502
NYMEX Reformulated Gasoline Blend Futures                       4.53%      11,594,801
                                                                          -----------
Total Notional Amount                                                     255,976,829
                                                                          ===========

(6) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               6.68%      12,457,338
CBOT Soybean Futures                                            5.33%       9,926,531
CBOT Soybean Meal Futures                                       2.96%       5,517,175
CBOT Soybean Oil Futures                                        2.34%       4,363,820
CBOT Wheat Futures                                              3.98%       7,410,839
CME Lean Hogs Futures                                           1.93%       3,604,398
CME Live Cattle Futures                                         4.50%       8,387,077
COMEX Copper Futures                                            6.05%      11,268,780
COMEX Gold 100 Troy Oz. Futures                                11.24%      20,936,374
COMEX Silver Futures                                            3.12%       5,808,316
ICE Brent Crude Oil Futures                                     8.69%      16,191,043
KCBT Hard Red Winter Wheat Futures                              1.57%       2,932,799
LME Nickel Futures                                              2.58%       4,811,998
LME Primary Aluminum Futures                                    4.06%       7,574,476
LME Zinc Futures                                                2.34%       4,369,101
NYBOT CSC 'C' Coffee Futures                                    2.41%       4,483,202
NYBOT CSC No. 11 World Sugar Futures                            3.15%       5,872,205
NYBOT CTN No. 2 Cotton Futures                                  1.49%       2,769,863
NYMEX Henry Hub Natural Gas Futures                             9.82%      18,300,293
NYMEX Light Sweet Crude Oil Futures                             7.95%      14,806,220
NYMEX NY Harbor ULSD Futures                                    4.11%       7,656,903
NYMEX Reformulated Gasoline Blend Futures                       3.70%       6,901,739
                                                                          -----------
Total Notional Amount                                                     186,350,490
                                                                          ===========

(7) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               6.68%     10,808,673
CBOT Soybean Futures                                            5.33%      8,612,805
CBOT Soybean Meal Futures                                       2.96%      4,787,005

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Soybean Oil Futures                                        2.34%       3,786,291
CBOT Wheat Futures                                              3.98%       6,430,052
CME Lean Hogs Futures                                           1.93%       3,127,375
CME Live Cattle Futures                                         4.50%       7,277,090
COMEX Copper Futures                                            6.05%       9,777,414
COMEX Gold 100 Troy Oz. Futures                                11.24%      18,165,552
COMEX Silver Futures                                            3.12%       5,039,615
ICE Brent Crude Oil Futures                                     8.69%      14,048,241
KCBT Hard Red Winter Wheat Futures                              1.57%       2,544,658
LME Nickel Futures                                              2.58%       4,175,154
LME Primary Aluminum Futures                                    4.06%       6,572,033
LME Zinc Futures                                                2.34%       3,790,873
NYBOT CSC 'C' Coffee Futures                                    2.41%       3,889,873
NYBOT CSC No. 11 World Sugar Futures                            3.15%       5,095,048
NYBOT CTN No. 2 Cotton Futures                                  1.49%       2,403,286
NYMEX Henry Hub Natural Gas Futures                             9.82%      15,878,342
NYMEX Light Sweet Crude Oil Futures                             7.95%      12,846,692
NYMEX NY Harbor ULSD Futures                                    4.11%       6,643,551
NYMEX Reformulated Gasoline Blend Futures                       3.70%       5,988,329
                                                                          -----------
Total Notional Amount                                                     161,687,952
                                                                          ===========

(8) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               6.68%      17,359,413
CBOT Soybean Futures                                            5.33%      13,832,711
CBOT Soybean Meal Futures                                       2.96%       7,688,233
CBOT Soybean Oil Futures                                        2.34%       6,081,023
CBOT Wheat Futures                                              3.98%      10,327,071
CME Lean Hogs Futures                                           1.93%       5,022,762
CME Live Cattle Futures                                         4.50%      11,687,468
COMEX Copper Futures                                            6.05%      15,703,147
COMEX Gold 100 Troy Oz. Futures                                11.24%      29,175,026
COMEX Silver Futures                                            3.12%       8,093,941
ICE Brent Crude Oil Futures                                     8.69%      22,562,365
KCBT Hard Red Winter Wheat Futures                              1.57%       4,086,882
LME Nickel Futures                                              2.58%       6,705,562
LME Primary Aluminum Futures                                    4.06%      10,555,101
LME Zinc Futures                                                2.34%       6,088,382
NYBOT CSC 'C' Coffee Futures                                    2.41%       6,247,383
NYBOT CSC No. 11 World Sugar Futures                            3.15%       8,182,970
NYBOT CTN No. 2 Cotton Futures                                  1.49%       3,859,829
NYMEX Henry Hub Natural Gas Futures                             9.82%      25,501,624
NYMEX Light Sweet Crude Oil Futures                             7.95%      20,632,601
NYMEX NY Harbor ULSD Futures                                    4.11%      10,669,964
NYMEX Reformulated Gasoline Blend Futures                       3.70%       9,617,636
                                                                          -----------
Total Notional Amount                                                     259,681,094
                                                                          ===========

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

(9) The following table represents the individual positions within the Total Return Swap as of October 31, 2018:

REFERENCED COMMODITY - LONG

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Corn Futures                                               6.88%       7,112,355
CBOT Soybean Futures                                            5.53%       5,717,234
CBOT Soybean Meal Futures                                       2.96%       3,055,533
CBOT Soybean Oil Futures                                        2.34%       2,423,235
CBOT Wheat Futures                                              4.08%       4,221,434
CME Lean Hogs Futures                                           2.42%       2,501,025
CME Live Cattle Futures                                         4.22%       4,363,374
COMEX Copper Futures                                            6.00%       6,202,659
COMEX Gold 100 Troy Oz. Futures                                11.16%      11,523,980
COMEX Silver Futures                                            3.11%       3,215,936
ICE Brent Crude Oil Futures                                     8.59%       8,878,782
KCBT Hard Red Winter Wheat Futures                              1.63%       1,681,299
LME Nickel Futures                                              2.59%       2,681,392
LME Primary Aluminum Futures                                    4.03%       4,169,209
LME Zinc Futures                                                2.33%       2,404,878
NYBOT CSC 'C' Coffee Futures                                    2.49%       2,572,578
NYBOT CSC No. 11 World Sugar Futures                            3.17%       3,271,438
NYBOT CTN No. 2 Cotton Futures                                  1.51%       1,564,528
NYMEX Henry Hub Natural Gas Futures                             8.77%       9,051,062
NYMEX Light Sweet Crude Oil Futures                             7.96%       8,226,981
NYMEX NY Harbor ULSD Futures                                    4.05%       4,187,775
NYMEX Reformulated Gasoline Blend Futures                       4.18%       4,316,190
                                                                          -----------
Total Notional Amount                                                     103,342,877
                                                                          ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------
                                                             LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                                             -------- ------------ -------- ------------
Bonds
   Australia................................................       -- $ 79,553,604       -- $ 79,553,604
   Austria..................................................       --    1,461,161       --    1,461,161
   Belgium..................................................       --    4,929,057       --    4,929,057
   Canada...................................................       --  307,426,950       --  307,426,950
   Denmark..................................................       --      389,260       --      389,260
   Finland..................................................       --    6,110,527       --    6,110,527
   France...................................................       --   71,999,687       --   71,999,687
   Germany..................................................       --   83,998,719       --   83,998,719
   Ireland..................................................       --    7,345,592       --    7,345,592
   Italy....................................................       --    2,570,395       --    2,570,395
   Japan....................................................       --   34,099,318       --   34,099,318
   Luxembourg...............................................       --    3,458,685       --    3,458,685
   Netherlands..............................................       --   75,646,161       --   75,646,161
   Norway...................................................       --   34,393,986       --   34,393,986
   Spain....................................................       --   19,432,630       --   19,432,630
   Supranational Organization Obligations...................       --   21,883,853       --   21,883,853
   Sweden...................................................       --   79,521,910       --   79,521,910
   Switzerland..............................................       --    6,637,851       --    6,637,851
   United Kingdom...........................................       --   14,302,732       --   14,302,732
   United States............................................       --  630,361,464       --  630,361,464

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                               LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                                             -----------  --------------  -------- --------------
U.S. Treasury Obligations...................................          --  $  494,347,515        -- $  494,347,515
Securities Lending Collateral...............................          --      13,865,927        --     13,865,927
Forward Currency Contracts**................................          --       3,394,917        --      3,394,917
Futures Contracts**......................................... $(3,684,807)             --        --     (3,684,807)
Swap Agreements**...........................................          --     (28,769,690)       --    (28,769,690)
                                                             -----------  --------------  -------- --------------
TOTAL....................................................... $(3,684,807) $1,968,362,211        -- $1,964,677,404
                                                             ===========  ==============  ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                    DFA
                                                             COMMODITY STRATEGY
                                                                 PORTFOLIO
                                                             ------------------
ASSETS:
Investments at Value (including $13,554 of securities on
  loan, respectively).......................................   $    1,979,871
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $13,865).........................           13,866
Foreign Currencies at Value.................................                2
Segregated Cash for Swaps Contracts.........................           12,980
Cash........................................................           16,088
Receivables:
   Investment Securities Sold...............................           34,744
   Dividends and Interest...................................           13,422
   Securities Lending Income................................                1
   Fund Shares Sold.........................................            1,760
Unrealized Gain on Forward Currency Contracts...............            3,836
Unrealized Gain on Foreign Currency Contracts...............               28
Prepaid Expenses and Other Assets...........................               31
                                                               --------------
       Total Assets.........................................        2,076,629
                                                               --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................           13,892
   Investment Securities Purchased..........................           34,206
   Fund Shares Redeemed.....................................            1,680
   Due to Advisor...........................................              529
   Futures Margin Variation.................................              924
Unrealized Loss on Swap Contracts...........................           28,770
Unrealized Loss on Forward Currency Contracts...............              441
Accrued Expenses and Other Liabilities......................              199
                                                               --------------
       Total Liabilities....................................           80,641
                                                               --------------
NET ASSETS..................................................   $    1,995,988
                                                               ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................      351,607,486
                                                               ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....   $         5.68
                                                               ==============
Investments at Cost.........................................   $    2,002,527
                                                               ==============
Foreign Currencies at Cost..................................   $            2
                                                               ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................   $    2,004,122
Total Distributable Earnings (Loss).........................           (8,134)
                                                               --------------
NET ASSETS..................................................   $    1,995,988
                                                               ==============
(1) NUMBER OF SHARES AUTHORIZED.............................    1,800,000,000
                                                               ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                       DFA
                                                                COMMODITY STRATEGY
                                                                    PORTFOLIO#
                                                                ------------------
INVESTMENT INCOME
   Interest....................................................      $ 37,779
   Income from Securities Lending..............................            76
                                                                     --------
       Total Investment Income.................................        37,855
                                                                     --------
EXPENSES
   Investment Management Fees..................................         7,109
   Accounting & Transfer Agent Fees............................           123
   Custodian Fees..............................................            61
   Filing Fees.................................................           116
   Shareholders' Reports.......................................            85
   Directors'/Trustees' Fees & Expenses........................             7
   Professional Fees...........................................            37
   Other.......................................................            44
                                                                     --------
       Total Expenses..........................................         7,582
                                                                     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor..........................
   (Note D)....................................................        (1,218)
   Fees Paid Indirectly (Note D)...............................           (27)
                                                                     --------
   Net Expenses................................................         6,337
                                                                     --------
   NET INVESTMENT INCOME (LOSS)................................        31,518
                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................       (20,480)
       Affiliated Investment Companies Shares Sold.............            (5)
       Futures.................................................         1,465
       Swap Contracts..........................................       (40,002)
       Foreign Currency Transactions...........................           (23)
       Forward Currency Contracts..............................        19,451
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............       (15,936)
       Affiliated Investment Companies Shares..................             3
       Futures.................................................        (6,725)
       Swap Contracts..........................................       (33,259)
       Translation of Foreign Currency Denominated Amounts.....            17
       Forward Currency Contracts..............................           391
                                                                     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................       (95,103)
                                                                     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................      $(63,585)
                                                                     ========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

               CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    DFA COMMODITY STRATEGY
                                                                           PORTFOLIO
                                                                    ----------------------
                                                                       YEAR        YEAR
                                                                       ENDED       ENDED
                                                                      OCT 31,     OCT 31,
                                                                       2018        2017
                                                                    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   31,518  $   19,526
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold/*,** /...........................    (20,480)     (2,466)
       Affiliated Investment Companies Shares Sold.................         (5)        (22)
       Futures.....................................................      1,465      (4,294)
       Swap Contracts..............................................    (40,002)     11,651
       Foreign Currency Transactions...............................        (23)        (42)
       Forward Currency Contracts..................................     19,451          49
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (15,936)     (8,171)
       Affiliated Investment Companies Shares......................          3          (4)
       Futures.....................................................     (6,725)      4,164
       Swap Contracts..............................................    (33,259)     26,047
       Translation of Foreign Currency Denominated Amounts.........         17         (30)
       Forward Currency Contracts..................................        391       3,005
                                                                    ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (63,585)     49,413
                                                                    ----------  ----------
Distributions:/^ /
       Institutional Class Shares..................................    (44,439)    (23,393)
                                                                    ----------  ----------
          Total Distributions......................................    (44,439)    (23,393)
                                                                    ----------  ----------
Capital Share Transactions (1):
   Shares Issued...................................................    851,258     723,399
   Shares Issued in Lieu of Cash Distributions.....................     40,250      22,385
   Shares Redeemed.................................................   (515,817)   (641,580)
                                                                    ----------  ----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................    375,691     104,204
                                                                    ----------  ----------
          Total Increase (Decrease) in Net Assets..................    267,667     130,224
NET ASSETS
   Beginning of Year...............................................  1,728,321   1,598,097
                                                                    ----------  ----------
   End of Year..................................................... $1,995,988  $1,728,321
                                                                    ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................    142,902     123,067
   Shares Issued in Lieu of Cash Distributions.....................      7,068       3,816
   Shares Redeemed.................................................    (87,468)   (109,656)
                                                                    ----------  ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................     62,502      17,227
                                                                    ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note G in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       CONSOLIDATED FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      DFA COMMODITY STRATEGY PORTFOLIO
                                                                       --------------------------------------------------
                                                                          YEAR         YEAR        YEAR         YEAR
                                                                          ENDED        ENDED       ENDED        ENDED
                                                                         OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                                          2018         2017        2016         2015
                                                                       ----------   ----------  ----------   ----------
Net Asset Value, Beginning of Year.................................... $     5.98   $     5.88  $     5.93   $     8.00
                                                                       ----------   ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................       0.10         0.07        0.05         0.05
   Net Gains (Losses) on Securities (Realized and Unrealized).........      (0.25)        0.11       (0.07)       (2.05)
                                                                       ----------   ----------  ----------   ----------
       Total from Investment Operations...............................      (0.15)        0.18       (0.02)       (2.00)
                                                                       ----------   ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..............................................      (0.15)       (0.08)      (0.03)       (0.06)
   Net Realized Gains.................................................         --           --          --        (0.01)
       Total Distributions............................................      (0.15)       (0.08)      (0.03)       (0.07)
                                                                       ----------   ----------  ----------   ----------
Net Asset Value, End of Year.......................................... $     5.68   $     5.98  $     5.88   $     5.93
                                                                       ==========   ==========  ==========   ==========
Total Return..........................................................      (2.43%)       3.15%      (0.26%)     (25.16%)
                                                                       ----------   ----------  ----------   ----------
Net Assets, End of Year (thousands)................................... $1,995,988   $1,728,321  $1,598,097   $1,207,071
Ratio of Expenses to Average Net Assets...............................       0.32%        0.33%       0.33%        0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor and Fees Paid Indirectly)................       0.39%        0.39%       0.40%        0.40%
Ratio of Net Investment Income to Average Net Assets..................       1.61%        1.17%       0.95%        0.77%
Portfolio Turnover Rate...............................................         78%         102%        159%         124%
                                                                       ----------   ----------  ----------   ----------

                                                                       -----------
                                                                          YEAR
                                                                          ENDED
                                                                         OCT 31,
                                                                          2014
                                                                       ----------
Net Asset Value, Beginning of Year.................................... $     8.30
                                                                       ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................       0.06
   Net Gains (Losses) on Securities (Realized and Unrealized).........      (0.31)
                                                                       ----------
       Total from Investment Operations...............................      (0.25)
                                                                       ----------
Less Distributions:
-------------------
   Net Investment Income..............................................      (0.04)
   Net Realized Gains.................................................      (0.01)
       Total Distributions............................................      (0.05)
                                                                       ----------
Net Asset Value, End of Year.......................................... $     8.00
                                                                       ==========
Total Return..........................................................      (3.08%)
                                                                       ----------
Net Assets, End of Year (thousands)................................... $1,194,191
Ratio of Expenses to Average Net Assets...............................       0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor and Fees Paid Indirectly)................       0.39%
Ratio of Net Investment Income to Average Net Assets..................       0.65%
Portfolio Turnover Rate...............................................        104%
                                                                       ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, one of which, DFA Commodity Strategy Portfolio (the "Portfolio"), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the "Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. BASIS FOR CONSOLIDATION:

   The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

   To the extent of the Portfolio's investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

   The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

   As of October 31, 2018, the Portfolio held a $347,503,109 investment in the Subsidiary, representing 17.41% of the Portfolio's total assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2018, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio............................ 0.30%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived. As of October 31, 2018, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

   The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary's average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

   For the year ended October 31, 2018, approximately $1,218 (in thousands) of the Subsidiary's management fees were waived pursuant to the Subsidiary fee waiver agreement.

EARNED INCOME CREDIT:

   Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
DFA Commodity Strategy Portfolio............................    $27

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

E. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio............................ $24

F. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolio's transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                             U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                             -------------------------- ---------------------------
                                                             PURCHASES      SALES       PURCHASES       SALES
                                                             ---------       --------     ----------     --------
DFA Commodity Strategy Portfolio............................ $520,212      $513,989     $1,060,382     $659,324

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                                                            CHANGE IN
                                                                                             NET REALIZED  UNREALIZED
                                                             BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                              10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------- --------- ---------- ------------ -------------
DFA COMMODITY STRATEGY PORTFOLIO
The DFA Short Term Investment Fund                            $42,409   $245,822   $274,363      $(5)          $3
                                                              -------   --------   --------      ---           --
TOTAL                                                         $42,409   $245,822   $274,363      $(5)          $3
                                                              =======   ========   ========      ===           ==


                                                                BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                             OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME  DISTRIBUTIONS
                                                             ---------------- ---------------- -------- -------------
DFA COMMODITY STRATEGY PORTFOLIO
The DFA Short Term Investment Fund                               $13,866           1,198         $652        --
                                                                 -------           -----         ----        --
TOTAL                                                            $13,866           1,198         $652        --
                                                                 =======           =====         ====        ==

G. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to adjustments between financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                             CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                             -------------- ------------- ---------- -------
DFA Commodity Strategy Portfolio
2017........................................................    $23,393          --           --     $23,393
2018........................................................     44,438          --           --      44,438

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                             -------------- ------------- -------
DFA Commodity Strategy Portfolio............................    $(3,071)         --       $(3,071)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                               INCOME AND   UNDISTRIBUTED                 UNREALIZED
                                                               SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION
                                                             CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)
                                                             -------------- ------------- ------------- --------------
DFA Commodity Strategy Portfolio............................    $22,967          --          $(7,142)      $(23,868)

                                                               TOTAL NET
                                                             DISTRIBUTABLE
                                                               EARNINGS
                                                             (ACCUMULATED
                                                                LOSSES)
                                                             -------------
DFA Commodity Strategy Portfolio............................    $(8,043)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                             UNLIMITED TOTAL
                                                             --------- ------
DFA Commodity Strategy Portfolio............................  $7,142   $7,142

   During the year ended October 31, 2018, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

      As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                         NET
                                                                                                      UNREALIZED
                                                              FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ---------- ------------ -------------- --------------
DFA Commodity Strategy Portfolio............................ $1,988,534   $732,655     $(756,511)      $(23,856)

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

   2. FORWARD CURRENCY CONTRACTS: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions.

   3. COMMODITY-LINKED DERIVATIVES: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

   4. SWAP AGREEMENTS: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

   The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

   An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

   Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor's Investment Committee. To the extent that the Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

   The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers.

FUTURES ACTIVITIES:

   The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

   5. FUTURES CONTRACTS: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

   Payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

   At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

   The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio's investments in the contracts to greater volatility than investments in traditional securities.

   6. OPTIONS ON FUTURES CONTRACTS: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

   An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

   The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

   The Subsidiary's securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                              FORWARD
                                                             CURRENCY             SWAP
                                                             CONTRACTS FUTURES  CONTRACTS
                                                             --------- -------- ----------
DFA Commodity Strategy Portfolio............................ $326,955  $107,387 $1,856,412

   The following is a summary of Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                                        ASSET DERIVATIVES VALUE
                                                             ---------------------------------------------
                                                               TOTAL VALUE       FORWARD      COMMODITY
                                                                    AT          CURRENCY       FUTURES
                                                             OCTOBER 31, 2018 CONTRACTS (1) CONTRACTS*,(2)
                                                             ---------------- ------------- --------------
DFA Commodity Strategy Portfolio............................      $5,266         $3,836         $1,430

                                                                             LIABILITY DERIVATIVES VALUE
                                                             ----------------------------------------------------------
                                                                                 FORWARD      COMMODITY
                                                              TOTAL VALUE AT    CURRENCY       FUTURES         SWAP
                                                             OCTOBER 31, 2018 CONTRACTS (3) CONTRACTS*,(4) CONTRACTS (5)
                                                             ---------------- ------------- -------------- -------------
DFA Commodity Strategy Portfolio............................     $(34,326)        $(441)       $(5,115)      $(28,770)

(1)Presented on the Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on the Consolidated Statement of Assets and Liabilities as
   Receivables: Futures Margin Variation.
(3)Presented on the Consolidated Statement of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on the Consolidated Statement of Assets and Liabilities as
   Payables: Futures Margin Variation.
(5)Presented on the Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Consolidated Statement of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                                           REALIZED GAIN (LOSS) ON
                                                                                 DERIVATIVES
                                                             --------------------------------------------------
                                                                          FORWARD      COMMODITY
                                                                         CURRENCY       FUTURES        SWAP
                                                               TOTAL   CONTRACTS (1) CONTRACTS (2) CONTRACTS (3)
                                                             --------  ------------- ------------- -------------
DFA Commodity Strategy Portfolio............................ $(19,086)    $19,451       $ 1,465      $(40,002)

                                                                      CHANGE IN UNREALIZED APPRECIATION
                                                                        (DEPRECIATION) ON DERIVATIVES
                                                             --------------------------------------------------
                                                                          FORWARD      COMMODITY
                                                                         CURRENCY       FUTURES        SWAP
                                                               TOTAL   CONTRACTS (4) CONTRACTS (5) CONTRACTS (6)
                                                             --------  ------------- ------------- -------------
DFA Commodity Strategy Portfolio............................ $(39,593)    $   391       $(6,725)     $(33,259)

(1)Presented on the Consolidated Statement of Operations as Net Realized Gain
   (Loss) on: Forward Currency Contracts.
(2)Presented on the Consolidated Statement of Operations as Net Realized Gain
   (Loss) on: Futures.
(3)Presented on the Consolidated Statement of Operations as Net Realized Gain
   (Loss) on: Swap Contracts.
(4)Presented on the Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)Presented on the Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)Presented on the Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2018 (amounts in thousands):




                                                                            NET
                                                                          AMOUNTS
                                                                            OF        GROSS AMOUNTS NOT
                                                                          ASSETS        OFFSET IN THE
                                                                         PRESENTED   STATEMENTS OF ASSETS
                                                               GROSS      IN THE       AND LIABILITIES               GROSS
                                                             AMOUNTS OF STATEMENTS  ----------------------        AMOUNTS OF
                                                             RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED
                                                               ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES
DESCRIPTION                                                     (a)     LIABILITIES     (b)      RECEIVED   (c)       (a)
-----------                                                  ---------- ----------- ----------- ---------- ------ -----------
                                                                                    ASSETS
                                                             ---------------------------------------------------- -----------
DFA COMMODITY STRATEGY PORTFOLIO
Citibank, N.A...............................................   $1,123     $1,123      $(1,123)      --         --   $ 9,081
Credit Suisse...............................................       --         --           --       --         --     6,371
Deutsche Bank AG............................................       --         --           --       --         --     2,314
Merrill Lynch Capital Services, Inc.........................       --         --           --       --         --     6,108
State Street Bank and Trust.................................    1,205      1,205          (23)      --     $1,182        23
UBS AG......................................................       --         --           --       --         --     5,314
National Australia Bank Ltd.................................    1,508      1,508           --       --      1,508        --
                                                               ------     ------      -------       --     ------   -------
Total                                                          $3,836     $3,836      $(1,146)      --     $2,690   $29,211
                                                               ======     ======      =======       ==     ======   =======



                                                                 NET
                                                               AMOUNTS
                                                                 OF        GROSS AMOUNTS NOT
                                                             LIABILITIES     OFFSET IN THE
                                                              PRESENTED   STATEMENTS OF ASSETS
                                                               IN THE       AND LIABILITIES
                                                             STATEMENTS  ----------------------
                                                              OF ASSETS   FINANCIAL     CASH     NET
                                                                 AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                                                  LIABILITIES     (d)      PLEDGED    (e)
-----------                                                  ----------- ----------- ---------- ------
                                                                       LIABILITIES
                                                             ------------------------------------------
DFA COMMODITY STRATEGY PORTFOLIO
Citibank, N.A...............................................   $ 9,081    $ (1,123)      --     $7,958
Credit Suisse...............................................     6,371      (6,371)      --         --
Deutsche Bank AG............................................     2,314      (2,314)      --         --
Merrill Lynch Capital Services, Inc.........................     6,108      (6,108)      --         --
State Street Bank and Trust.................................        23         (23)      --         --
UBS AG......................................................     5,314      (5,314)      --         --
National Australia Bank Ltd.................................        --          --       --         --
                                                               -------    --------       --     ------
Total                                                          $29,211    $(21,253)      --     $7,958
                                                               =======    ========       ==     ======

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   There were no outstanding borrowings by the Portfolio under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order_), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the year ended October 31, 2018.

J. SECURITIES LENDING:

   As of October 31, 2018, the Portfolio had a security on loan to brokers/dealers, for which the Portfolio received cash collateral.

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                              AS OF OCTOBER 31, 2018
                                                             --------------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                             ------------- -------- ------------ -------- -----------
SECURITIES LENDING TRANSACTIONS
DFA COMMODITY STRATEGY PORTFOLIO
   Bonds....................................................  $13,865,927     --         --         --    $13,865,927

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund. expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolio's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolio's adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolio's net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                        DISTRIBUTIONS FROM:
                                                             ----------------------------------------
                                                                NET        NET        NET
                                                             INVESTMENT SHORT-TERM LONG-TERM
                                                               INCOME     GAINS      GAINS     TOTAL
                                                             ---------- ---------- --------- --------
DFA Commodity Strategy Portfolio - Institutional Class......  $(22,518)   $(875)      --     $(23,393)

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                                 INCOME
                                                             (DISTRIBUTIONS
                                                               IN EXCESS
                                                                 OF NET
                                                               INVESTMENT
                                                                INCOME)
                                                             --------------
DFA Commodity Strategy Portfolio............................    $30,284

M. OTHER:

   As of October 31, 2018, 4 shareholders held 66% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO -- CLASS R2 VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                             [CHART]

                     DFA International Value           MSCI World ex USA
                        Portfolio-Class R2           Index (net dividends)
                   --------------------------        ---------------------
10/2008                    $10,000                        $10,000
11/2008                     $9,380                         $9,458
12/2008                    $10,102                         $9,956
01/2009                     $8,704                         $9,027
02/2009                     $7,621                         $8,113
03/2009                     $8,462                         $8,648
04/2009                    $10,004                         $9,763
05/2009                    $11,487                        $10,998
06/2009                    $11,321                        $10,884
07/2009                    $12,654                        $11,906
08/2009                    $13,372                        $12,477
09/2009                    $14,066                        $12,992
10/2009                    $13,486                        $12,783
11/2009                    $13,880                        $13,099
12/2009                    $14,031                        $13,308
01/2010                    $13,213                        $12,684
02/2010                    $13,255                        $12,672
03/2010                    $14,304                        $13,487
04/2010                    $14,052                        $13,286
05/2010                    $12,414                        $11,820
06/2010                    $12,191                        $11,649
07/2010                    $13,696                        $12,726
08/2010                    $13,020                        $12,345
09/2010                    $14,430                        $13,530
10/2010                    $14,915                        $14,012
11/2010                    $14,152                        $13,418
12/2010                    $15,472                        $14,499
01/2011                    $16,129                        $14,811
02/2011                    $16,659                        $15,360
03/2011                    $16,193                        $15,052
04/2011                    $17,053                        $15,872
05/2011                    $16,429                        $15,402
06/2011                    $16,197                        $15,182
07/2011                    $15,674                        $14,932
08/2011                    $13,986                        $13,670
09/2011                    $12,454                        $12,297
10/2011                    $13,643                        $13,493
11/2011                    $13,195                        $12,869
12/2011                    $12,834                        $12,729
01/2012                    $13,687                        $13,416
02/2012                    $14,400                        $14,154
03/2012                    $14,279                        $14,049
04/2012                    $13,765                        $13,810
05/2012                    $12,058                        $12,236
06/2012                    $12,906                        $13,038
07/2012                    $12,844                        $13,200
08/2012                    $13,377                        $13,577
09/2012                    $13,843                        $13,989
10/2012                    $14,012                        $14,087
11/2012                    $14,226                        $14,383
12/2012                    $14,922                        $14,818
01/2013                    $15,614                        $15,547
02/2013                    $15,138                        $15,392
03/2013                    $15,185                        $15,514
04/2013                    $15,923                        $16,220
05/2013                    $15,725                        $15,857
06/2013                    $15,170                        $15,263
07/2013                    $16,196                        $16,075
08/2013                    $16,077                        $15,868
09/2013                    $17,284                        $16,989
10/2013                    $17,881                        $17,559
11/2013                    $17,936                        $17,667
12/2013                    $18,328                        $17,933
01/2014                    $17,654                        $17,209
02/2014                    $18,651                        $18,148
03/2014                    $18,509                        $18,067
04/2014                    $18,819                        $18,352
05/2014                    $19,016                        $18,636
06/2014                    $19,254                        $18,901
07/2014                    $18,816                        $18,564
08/2014                    $18,816                        $18,579
09/2014                    $17,981                        $17,816
10/2014                    $17,665                        $17,532
11/2014                    $17,675                        $17,748
12/2014                    $16,998                        $17,158
01/2015                    $16,882                        $17,097
02/2015                    $18,086                        $18,118
03/2015                    $17,701                        $17,816
04/2015                    $18,663                        $18,587
05/2015                    $18,663                        $18,426
06/2015                    $18,117                        $17,902
07/2015                    $17,941                        $18,186
08/2015                    $16,599                        $16,861
09/2015                    $15,454                        $16,010
10/2015                    $16,644                        $17,214
11/2015                    $16,417                        $16,940
12/2015                    $15,889                        $16,637
01/2016                    $14,640                        $15,491
02/2016                    $14,164                        $15,275
03/2016                    $15,238                        $16,312
04/2016                    $15,967                        $16,837
05/2016                    $15,668                        $16,646
06/2016                    $15,091                        $16,140
07/2016                    $15,762                        $16,934
08/2016                    $16,178                        $16,950
09/2016                    $16,368                        $17,156
10/2016                    $16,571                        $16,823
11/2016                    $16,643                        $16,553
12/2016                    $17,187                        $17,094
01/2017                    $17,927                        $17,603
02/2017                    $17,793                        $17,806
03/2017                    $18,189                        $18,258
04/2017                    $18,446                        $18,646
05/2017                    $18,756                        $19,267
06/2017                    $18,950                        $19,286
07/2017                    $19,838                        $19,860
08/2017                    $19,807                        $19,855
09/2017                    $20,511                        $20,370
10/2017                    $20,879                        $20,648
11/2017                    $21,078                        $20,857
12/2017                    $21,621                        $21,232
01/2018                    $22,880                        $22,221
02/2018                    $21,589                        $21,165
03/2018                    $21,318                        $20,799
04/2018                    $21,879                        $21,276
05/2018                    $21,085                        $20,873
06/2018                    $20,601                        $20,644
07/2018                    $21,247                        $21,151
08/2018                    $20,504                        $20,751
09/2018                    $20,856                        $20,914
10/2018                    $19,085                        $19,252


                                      ONE      FIVE       TEN
AVERAGE ANNUAL TOTAL RETURN           YEAR     YEARS     YEARS
---------------------------         -------  --------  --------
                                      -8.59%     1.31%     6.68%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

            DFA International Value Portfolio        MSCI World ex USA Index
                    Institutional Class                 (net dividends)
            ---------------------------------        -----------------------
10/2008                   $10,000                            $10,000
11/2008                   $9,386                             $9,458
12/2008                   $10,088                            $9,956
01/2009                   $8,698                             $9,027
02/2009                   $7,630                             $8,113
03/2009                   $8,459                             $8,648
04/2009                   $10,012                            $9,763
05/2009                   $11,501                            $10,998
06/2009                   $11,329                            $10,884
07/2009                   $12,669                            $11,906
08/2009                   $13,388                            $12,477
09/2009                   $14,077                            $12,992
10/2009                   $13,511                            $12,783
11/2009                   $13,905                            $13,099
12/2009                   $14,067                            $13,308
01/2010                   $13,251                            $12,684
02/2010                   $13,292                            $12,672
03/2010                   $14,352                            $13,487
04/2010                   $14,104                            $13,286
05/2010                   $12,444                            $11,820
06/2010                   $12,228                            $11,649
07/2010                   $13,753                            $12,726
08/2010                   $13,074                            $12,345
09/2010                   $14,475                            $13,530
10/2010                   $14,988                            $14,012
11/2010                   $14,222                            $13,418
12/2010                   $15,555                            $14,499
01/2011                   $16,215                            $14,811
02/2011                   $16,748                            $15,360
03/2011                   $16,286                            $15,052
04/2011                   $17,152                            $15,872
05/2011                   $16,532                            $15,402
06/2011                   $16,301                            $15,182
07/2011                   $15,775                            $14,932
08/2011                   $14,084                            $13,670
09/2011                   $12,542                            $12,297
10/2011                   $13,750                            $13,493
11/2011                   $13,289                            $12,869
12/2011                   $12,934                            $12,729
01/2012                   $13,803                            $13,416
02/2012                   $14,513                            $14,154
03/2012                   $14,400                            $14,049
04/2012                   $13,882                            $13,810
05/2012                   $12,167                            $12,236
06/2012                   $13,024                            $13,038
07/2012                   $12,970                            $13,200
08/2012                   $13,499                            $13,577
09/2012                   $13,979                            $13,989
10/2012                   $14,159                            $14,087
11/2012                   $14,375                            $14,383
12/2012                   $15,082                            $14,818
01/2013                   $15,782                            $15,547
02/2013                   $15,309                            $15,392
03/2013                   $15,355                            $15,514
04/2013                   $16,110                            $16,220
05/2013                   $15,910                            $15,857
06/2013                   $15,349                            $15,263
07/2013                   $16,397                            $16,075
08/2013                   $16,276                            $15,868
09/2013                   $17,504                            $16,989
10/2013                   $18,109                            $17,559
11/2013                   $18,174                            $17,667
12/2013                   $18,569                            $17,933
01/2014                   $17,885                            $17,209
02/2014                   $18,906                            $18,148
03/2014                   $18,769                            $18,067
04/2014                   $19,083                            $18,352
05/2014                   $19,292                            $18,636
06/2014                   $19,525                            $18,901
07/2014                   $19,090                            $18,564
08/2014                   $19,090                            $18,579
09/2014                   $18,254                            $17,816
10/2014                   $17,934                            $17,532
11/2014                   $17,944                            $17,748
12/2014                   $17,271                            $17,158
01/2015                   $17,153                            $17,097
02/2015                   $18,377                            $18,118
03/2015                   $17,985                            $17,816
04/2015                   $18,974                            $18,587
05/2015                   $18,983                            $18,426
06/2015                   $18,431                            $17,902
07/2015                   $18,251                            $18,186
08/2015                   $16,887                            $16,861
09/2015                   $15,732                            $16,010
10/2015                   $16,933                            $17,214
11/2015                   $16,713                            $16,940
12/2015                   $16,181                            $16,637
01/2016                   $14,909                            $15,491
02/2016                   $14,434                            $15,275
03/2016                   $15,524                            $16,312
04/2016                   $16,274                            $16,837
05/2016                   $15,970                            $16,646
06/2016                   $15,384                            $16,140
07/2016                   $16,076                            $16,934
08/2016                   $16,500                            $16,950
09/2016                   $16,692                            $17,156
10/2016                   $16,899                            $16,823
11/2016                   $16,982                            $16,553
12/2016                   $17,541                            $17,094
01/2017                   $18,295                            $17,603
02/2017                   $18,169                            $17,806
03/2017                   $18,581                            $18,258
04/2017                   $18,843                            $18,646
05/2017                   $19,169                            $19,267
06/2017                   $19,372                            $19,286
07/2017                   $20,277                            $19,860
08/2017                   $20,256                            $19,855
09/2017                   $20,979                            $20,370
10/2017                   $21,354                            $20,648
11/2017                   $21,557                            $20,857
12/2017                   $22,118                            $21,232
01/2018                   $23,413                            $22,221
02/2018                   $22,096                            $21,165
03/2018                   $21,824                            $20,799
04/2018                   $22,408                            $21,276
05/2018                   $21,597                            $20,873
06/2018                   $21,105                            $20,644
07/2018                   $21,775                            $21,151
08/2018                   $21,006                            $20,751
09/2018                   $21,377                            $20,914
10/2018                   $19,578                            $19,252


                                      ONE      FIVE       TEN
                                      YEAR     YEARS     YEARS
   AVERAGE ANNUAL TOTAL RETURN      -------  --------  --------
                                      -8.32%     1.57%     6.95%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

U.S. LARGE COMPANY PORTFOLIO VS.
S&P 500 INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                        [CHART]


               U.S. Large Company
                    Portfolio        S&P 500 Index
               ------------------    -------------
10/31/2008          $10,000             $10,000
11/30/2008            9,291               9,283
12/31/2008            9,393               9,381
 1/31/2009            8,610               8,591
 2/28/2009            7,695               7,676
 3/31/2009            8,370               8,348
 4/30/2009            9,171               9,147
 5/31/2009            9,691               9,659
 6/30/2009            9,704               9,678
 7/31/2009           10,442              10,410
 8/31/2009           10,818              10,786
 9/30/2009           11,223              11,188
10/31/2009           11,007              10,980
11/30/2009           11,668              11,639
12/31/2009           11,893              11,864
 1/31/2010           11,472              11,437
 2/28/2010           11,825              11,791
 3/31/2010           12,542              12,503
 4/30/2010           12,733              12,700
 5/31/2010           11,711              11,686
 6/30/2010           11,099              11,074
 7/31/2010           11,877              11,850
 8/31/2010           11,345              11,315
 9/30/2010           12,353              12,325
10/31/2010           12,820              12,794
11/30/2010           12,820              12,796
12/31/2010           13,677              13,651
 1/31/2011           14,009              13,975
 2/28/2011           14,478              14,453
 3/31/2011           14,495              14,459
 4/30/2011           14,911              14,887
 5/31/2011           14,744              14,719
 6/30/2011           14,494              14,473
 7/31/2011           14,202              14,179
 8/31/2011           13,436              13,409
 9/30/2011           12,485              12,466
10/31/2011           13,857              13,829
11/30/2011           13,815              13,798
12/31/2011           13,964              13,939
 1/31/2012           14,585              14,564
 2/29/2012           15,206              15,194
 3/31/2012           15,715              15,694
 4/30/2012           15,616              15,595
 5/31/2012           14,668              14,658
 6/30/2012           15,274              15,262
 7/31/2012           15,488              15,474
 8/31/2012           15,829              15,822
 9/30/2012           16,238              16,231
10/31/2012           15,938              15,932
11/30/2012           16,038              16,024
12/31/2012           16,174              16,170
 1/31/2013           17,010              17,008
 2/28/2013           17,240              17,239
 3/31/2013           17,888              17,885
 4/30/2013           18,235              18,230
 5/31/2013           18,655              18,656
 6/30/2013           18,411              18,406
 7/31/2013           19,341              19,342
 8/31/2013           18,775              18,782
 9/30/2013           19,366              19,371
10/31/2013           20,257              20,261
11/30/2013           20,870              20,879
12/31/2013           21,403              21,407
 1/31/2014           20,653              20,667
 2/28/2014           21,608              21,613
 3/31/2014           21,784              21,794
 4/30/2014           21,946              21,955
 5/31/2014           22,448              22,471
 6/30/2014           22,910              22,935
 7/31/2014           22,599              22,619
 8/31/2014           23,503              23,523
 9/30/2014           23,169              23,194
10/31/2014           23,735              23,760
11/30/2014           24,375              24,399
12/31/2014           24,299              24,338
 1/31/2015           23,565              23,607
 2/28/2015           24,928              24,964
 3/31/2015           24,531              24,569
 4/30/2015           24,757              24,805
 5/31/2015           25,073              25,124
 6/30/2015           24,594              24,637
 7/31/2015           25,108              25,154
 8/31/2015           23,597              23,636
 9/30/2015           23,013              23,051
10/31/2015           24,943              24,996
11/30/2015           25,034              25,070
12/31/2015           24,634              24,674
 1/31/2016           23,401              23,450
 2/29/2016           23,385              23,418
 3/31/2016           24,965              25,007
 4/30/2016           25,058              25,104
 5/31/2016           25,508              25,555
 6/30/2016           25,563              25,621
 7/31/2016           26,515              26,566
 8/31/2016           26,546              26,603
 9/30/2016           26,560              26,608
10/31/2016           26,075              26,123
11/30/2016           27,029              27,090
12/31/2016           27,565              27,625
 1/31/2017           28,088              28,149
 2/28/2017           29,212              29,267
 3/31/2017           29,235              29,301
 4/30/2017           29,537              29,602
 5/31/2017           29,951              30,019
 6/30/2017           30,130              30,206
 7/31/2017           30,754              30,827
 8/31/2017           30,834              30,922
 9/30/2017           31,476              31,560
10/31/2017           32,215              32,296
11/30/2017           33,195              33,286
12/31/2017           33,555              33,657
 1/31/2018           35,483              35,584
 2/28/2018           34,171              34,272
 3/31/2018           33,294              33,401
 4/30/2018           33,424              33,529
 5/31/2018           34,237              34,337
 6/30/2018           34,447              34,548
 7/31/2018           35,721              35,834
 8/31/2018           36,880              37,001
 9/30/2018           37,094              37,212
10/31/2018           34,551              34,668


AVERAGE ANNUAL
TOTAL RETURN                        ONE YEAR  FIVE YEARS TEN YEARS
--------------                      --------  ---------- ---------
                                        7.25%     11.27%     13.20%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2018 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                      12 MONTHS ENDED OCTOBER 31, 2018
                      --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         -6.76%
MSCI World ex USA Mid Cap Index.............................         -8.02%
MSCI World ex USA Small Cap Index...........................         -7.75%
MSCI World ex USA Value Index...............................         -7.54%
MSCI World ex USA Growth Index..............................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                      12 MONTHS ENDED OCTOBER 31, 2018
                      --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP          LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------          ------------ ----------------------
Japan.......................................................     -4.22%            -3.56%
United Kingdom..............................................     -0.91%            -4.65%
France......................................................     -4.30%            -6.92%
Canada......................................................     -4.08%            -5.84%
Germany.....................................................    -12.26%           -14.66%
Switzerland.................................................      0.19%            -0.72%
Australia...................................................      2.96%            -4.83%
Hong Kong...................................................     -8.47%            -8.88%
Netherlands.................................................     -7.68%            -9.99%
Spain.......................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                      12 MONTHS ENDED OCTOBER 31, 2018
                      --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         -12.52%
MSCI Emerging Markets Mid Cap Index.........................         -11.85%
MSCI Emerging Markets Small Cap Index.......................         -17.21%
MSCI Emerging Markets Value Index...........................          -8.27%
MSCI Emerging Markets Growth Index..........................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

12 MONTHS ENDED OCTOBER 31, 2018
--------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
                  China....................    -16.33%           -16.73%

Korea....................................................... -18.52% -19.90%
Taiwan......................................................  -6.62%  -8.98%
India.......................................................  -0.01% -12.42%
Brazil......................................................  18.95%   4.76%
South Africa................................................ -13.80% -17.45%
Russia......................................................  22.79%  10.69%
Mexico......................................................  -9.54% -14.55%
Thailand....................................................   4.01%   4.23%
Malaysia....................................................  -0.18%   0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

DFA INTERNATIONAL VALUE PORTFOLIO

   The DFA International Value Portfolio is designed to capture the returns of developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. Value is measured primarily by price-to-book ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of developed ex U.S. markets. As of October 31, 2018, the Master Fund held approximately 530 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -8.59% for the Portfolio's Class R2 shares, -8.32% for the Portfolio's Institutional
Class shares, and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Master Fund's focus on value stocks detracted from performance relative to the benchmark. Conversely, the Master Fund's emphasis on higher-profitability stocks within the value segment of the market had a positive impact on relative performance, as these stocks generally outperformed.

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.


     TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
-----------------------------------------------------------
Russell 3000(R) Index....................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)................ 1.42%
Russell 2000(R) Index (small-cap stocks).................... 1.85%
Russell Midcap(R) Index (mid-cap stocks).................... 2.79%
Russell 1000(R) Index (large-cap stocks).................... 6.98%
Dow Jones U.S. Select REIT Index /SM /...................... 3.04%

Value stocks underperformed growth stocks as measured by the Russell indices.


     TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
-----------------------------------------------------------
Russell 2000(R) Value Index (small-cap value stocks)........ -0.59%

Russell 2000(R) Growth Index (small-cap growth stocks)......  4.13%
Russell 1000(R) Value Index (large-cap value stocks)........  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks)...... 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE COMPANY PORTFOLIO

   The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500(R) Index by investing in S&P 500(R) Index securities in approximately the same proportions as they are represented in the Index. As of October 31, 2018, the Portfolio held approximately 500 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, the total return was 7.25% for the Portfolio and 7.35% for the S&P 500(R) Index, the Portfolio's benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

      Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                      BEGINNING  ENDING              EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                        VALUE    VALUE     EXPENSE    DURING
                                      05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                      --------- --------- ---------- ---------
DFA INTERNATIONAL VALUE PORTFOLIO(2)
------------------------------------
Actual Fund Return
   Class R2 Shares................... $1,000.00 $  872.30    0.67%     $3.16
   Institutional Class Shares........ $1,000.00 $  873.70    0.42%     $1.98
Hypothetical 5% Annual Return
   Class R2 Shares................... $1,000.00 $1,021.83    0.67%     $3.41
   Institutional Class Shares........ $1,000.00 $1,023.09    0.42%     $2.14

DISCLOSURE OF FUND EXPENSES

CONTINUED



                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
U.S. LARGE COMPANY PORTFOLIO
----------------------------
Actual Fund Return.......................................... $1,000.00 $1,033.70    0.08%     $0.41
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.80    0.08%     $0.41

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUNDS

                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
DFA International Value Portfolio...........................              100.0%

DOMESTIC EQUITY PORTFOLIO

U.S. LARGE COMPANY PORTFOLIO

Communication Services.  10.1%
Consumer Discretionary.   9.8%
Consumer Staples.......   7.4%
Energy.................   5.7%
Financials.............  13.6%
Health Care............  15.0%
Industrials............   9.3%
Information Technology.  20.8%
Materials..............   2.4%
Real Estate............   2.8%
Utilities..............   3.1%
                        -----
                        100.0%

                       DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                           VALUE+
                                                       --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of
  The DFA Investment Trust Company.................... $9,420,185,907
                                                       --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.. $9,420,185,907
                                                       ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (98.0%)
COMMUNICATION SERVICES -- (9.9%)
*   Alphabet, Inc., Class A..........................................   110,971 $  121,022,753       1.4%
*   Alphabet, Inc., Class C..........................................   114,306    123,081,272       1.4%
    AT&T, Inc........................................................ 2,695,995     82,713,127       1.0%
    Comcast Corp., Class A........................................... 1,697,523     64,743,527       0.8%
*   Facebook, Inc., Class A..........................................   895,329    135,901,989       1.6%
*   Netflix, Inc.....................................................   161,662     48,786,358       0.6%
    Verizon Communications, Inc...................................... 1,533,969     87,574,290       1.0%
    Walt Disney Co. (The)............................................   552,134     63,401,547       0.7%
    Other Securities.................................................              133,021,370       1.6%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              860,246,233      10.1%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (9.6%)
*   Amazon.com, Inc..................................................   152,101    243,058,919       2.9%
    Home Depot, Inc. (The)...........................................   424,758     74,706,437       0.9%
    McDonald's Corp..................................................   288,013     50,949,500       0.6%
    Other Securities.................................................              464,638,844       5.4%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................              833,353,700       9.8%
                                                                                --------------      ----
CONSUMER STAPLES -- (7.2%)
    Altria Group, Inc................................................   699,865     45,519,220       0.5%
    Coca-Cola Co. (The).............................................. 1,420,996     68,037,288       0.8%
    PepsiCo, Inc.....................................................   525,063     59,006,580       0.7%
    Philip Morris International, Inc.................................   577,106     50,825,725       0.6%
    Procter & Gamble Co. (The).......................................   924,093     81,948,567       1.0%
    Walmart, Inc.....................................................   532,769     53,426,075       0.6%
    Other Securities.................................................              265,979,540       3.1%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              624,742,995       7.3%
                                                                                --------------      ----
ENERGY -- (5.6%)
    Chevron Corp.....................................................   711,364     79,423,791       0.9%
    Exxon Mobil Corp................................................. 1,571,789    125,240,147       1.5%
    Other Securities.................................................              279,569,321       3.3%
                                                                                --------------      ----
TOTAL ENERGY.........................................................              484,233,259       5.7%
                                                                                --------------      ----
FINANCIALS -- (13.3%)
    Bank of America Corp............................................. 3,448,540     94,834,850       1.1%
*   Berkshire Hathaway, Inc., Class B................................   723,719    148,565,036       1.7%
    Citigroup, Inc...................................................   934,282     61,158,100       0.7%
    JPMorgan Chase & Co.............................................. 1,247,718    136,026,216       1.6%
    Wells Fargo & Co................................................. 1,609,179     85,656,598       1.0%
    Other Securities.................................................              628,889,219       7.4%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            1,155,130,019      13.5%
                                                                                --------------      ----
HEALTH CARE -- (14.8%)
    Abbott Laboratories..............................................   651,286     44,899,657       0.5%
    AbbVie, Inc......................................................   562,169     43,764,857       0.5%
    Amgen, Inc.......................................................   240,298     46,327,051       0.5%
    Eli Lilly & Co...................................................   354,861     38,481,127       0.4%
    Johnson & Johnson................................................   995,965    139,425,140       1.6%
    Medtronic P.L.C..................................................   501,373     45,033,323       0.5%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
HEALTH CARE -- (Continued)
      Merck & Co., Inc.................................................    987,341 $   72,678,171        0.9%
      Pfizer, Inc......................................................  2,176,290     93,711,047        1.1%
      UnitedHealth Group, Inc..........................................    357,315     93,384,275        1.1%
      Other Securities.................................................               660,488,009        7.9%
                                                                                   --------------      -----
TOTAL HEALTH CARE......................................................             1,278,192,657       15.0%
                                                                                   --------------      -----
INDUSTRIALS -- (9.1%)
      3M Co............................................................    217,778     41,434,442        0.5%
      Boeing Co. (The).................................................    198,354     70,387,900        0.8%
      Honeywell International, Inc.....................................    275,692     39,925,715        0.5%
      Union Pacific Corp...............................................    274,535     40,142,508        0.5%
      Other Securities.................................................               598,579,905        7.0%
                                                                                   --------------      -----
TOTAL INDUSTRIALS......................................................               790,470,470        9.3%
                                                                                   --------------      -----
INFORMATION TECHNOLOGY -- (20.4%)
      Accenture P.L.C., Class A........................................    237,876     37,494,015        0.4%
*     Adobe, Inc.......................................................    181,786     44,675,727        0.5%
      Apple, Inc.......................................................  1,703,441    372,815,097        4.4%
      Cisco Systems, Inc...............................................  1,697,094     77,642,050        0.9%
      Intel Corp.......................................................  1,711,820     80,250,122        0.9%
      International Business Machines Corp.............................    338,862     39,114,841        0.5%
      Mastercard, Inc., Class A........................................    338,688     66,948,457        0.8%
      Microsoft Corp...................................................  2,846,802    304,066,922        3.6%
      NVIDIA Corp......................................................    225,718     47,588,126        0.6%
      Oracle Corp......................................................  1,049,374     51,251,426        0.6%
*     salesforce.com, Inc..............................................    280,923     38,553,872        0.4%
#     Visa, Inc., Class A..............................................    659,579     90,922,965        1.1%
      Other Securities.................................................               514,383,337        6.0%
                                                                                   --------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................             1,765,706,957       20.7%
                                                                                   --------------      -----
MATERIALS -- (2.3%)
      DowDuPont, Inc...................................................    856,607     46,188,249        0.5%
      Other Securities.................................................               155,244,509        1.9%
                                                                                   --------------      -----
TOTAL MATERIALS........................................................               201,432,758        2.4%
                                                                                   --------------      -----
REAL ESTATE -- (2.8%)
      Other Securities.................................................               238,293,446        2.8%
                                                                                   --------------      -----
UTILITIES -- (3.0%)
      Other Securities.................................................               263,345,673        3.1%
                                                                                   --------------      -----
TOTAL COMMON STOCKS                                                                 8,495,148,167       99.7%
                                                                                   --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money.................
      Market Fund, 2.090%.............................................. 11,282,028     11,282,028        0.2%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (1.9%)
@(S)  DFA Short Term Investment Fund................................... 14,177,776    164,036,867        1.9%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,949,404,614)                                                            $8,670,467,062      101.8%
                                                                                   ==============      =====

U.S. LARGE COMPANY PORTFOLIO

CONTINUED


As of October 31, 2018, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                                                   UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------                                        --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    131     12/21/18  $17,681,628 $17,757,705     $76,077
                                                                        ----------- -----------     -------
TOTAL FUTURES CONTRACTS...........................                      $17,681,628 $17,757,705     $76,077
                                                                        =========== ===========     =======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------
                                                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                                             -------------- ------------ ------- --------------
Common Stocks
   Communication Services................................... $  860,246,233           --   --    $  860,246,233
   Consumer Discretionary...................................    833,353,700           --   --       833,353,700
   Consumer Staples.........................................    624,742,995           --   --       624,742,995
   Energy...................................................    484,233,259           --   --       484,233,259
   Financials...............................................  1,155,130,019           --   --     1,155,130,019
   Health Care..............................................  1,278,192,657           --   --     1,278,192,657
   Industrials..............................................    790,470,470           --   --       790,470,470
   Information Technology...................................  1,765,706,957           --   --     1,765,706,957
   Materials................................................    201,432,758           --   --       201,432,758
   Real Estate..............................................    238,293,446           --   --       238,293,446
   Utilities................................................    263,345,673           --   --       263,345,673
Temporary Cash Investments..................................     11,282,028           --   --        11,282,028
Securities Lending Collateral...............................             -- $164,036,867   --       164,036,867
Futures Contracts**.........................................         76,077           --   --            76,077
                                                             -------------- ------------   --    --------------
TOTAL....................................................... $8,506,506,272 $164,036,867   --    $8,670,543,139
                                                             ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DFA        U.S. LARGE
                                                              INTERNATIONAL    COMPANY
                                                             VALUE PORTFOLIO  PORTFOLIO*
                                                             --------------- ------------
ASSETS:
Investments in Affiliated Investment Company at Value....... $    9,420,186            --
Investments at Value (including $0 and $362,450 of
  securities on loan, respectively).........................             --  $  8,495,148
Temporary Cash Investments at Value & Cost..................             --        11,282
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0 and $164,034).................             --       164,037
Segregated Cash for Futures Contracts.......................             --           426
Receivables:
   Dividends and Interest...................................             --         7,677
   Securities Lending Income................................             --            30
   Fund Shares Sold.........................................         10,651         7,734
   Futures Margin Variation.................................             --           156
Prepaid Expenses and Other Assets...........................             84            76
                                                             --------------  ------------
       Total Assets.........................................      9,430,921     8,686,566
                                                             --------------  ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --       164,029
   Fund Shares Redeemed.....................................          5,258         4,003
   Due to Advisor...........................................          1,645           386
Accrued Expenses and Other Liabilities......................            576         1,079
                                                             --------------  ------------
       Total Liabilities....................................          7,479       169,497
                                                             --------------  ------------
NET ASSETS.................................................. $    9,423,442  $  8,517,069
                                                             ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $1,477 and $0 and
  shares outstanding of 83,510 and 0, respectively.......... $        17.68           N/A
                                                             ==============  ============
NUMBER OF SHARES AUTHORIZED.................................    100,000,000           N/A
                                                             ==============  ============
Institutional Class Shares -- based on net assets of
  $9,421,965 and $8,517,069 and shares outstanding of
  531,061,558 and 404,425,306, respectively................. $        17.74  $      21.06
                                                             ==============  ============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000   900,000,000
                                                             ==============  ============
Investments at Cost.........................................            N/A  $  3,774,089
                                                             ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    9,024,399  $  3,857,823
Total Distributable Earnings (Loss).........................        399,043     4,659,246
                                                             --------------  ------------
NET ASSETS.................................................. $    9,423,442  $  8,517,069
                                                             ==============  ============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

          FOR THE YEAR ENDED OCTOBER 31, 2018 (AMOUNTS IN THOUSANDS)

                                                                          DFA        U.S. LARGE
                                                                     INTERNATIONAL    COMPANY
                                                                    VALUE PORTFOLIO* PORTFOLIO#
                                                                    ---------------- ----------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment
  Companies:
   Dividends (Net of Foreign Taxes Withheld of $33,197 and
     $0, respectively).............................................   $   341,050           --
   Income from Securities Lending..................................         7,037           --
   Expenses Allocated from Affiliated Investment Companies.........       (21,260)          --
                                                                      -----------     --------
          Total Net Investment Income Allocated from
            Affiliated Investment Companies:.......................       326,827           --
                                                                      -----------     --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0 and $0,
     respectively).................................................            --     $168,975
   Income from Securities Lending..................................            --          645
                                                                      -----------     --------
          Total Fund Investment Income.............................            --      169,620
                                                                      -----------     --------
FUND EXPENSES
   Investment Management Fees......................................        40,638        5,133
   Accounting & Transfer Agent Fees................................           393          504
   S&P 500(R) Fees.................................................            --          102
   Custodian Fees..................................................            --          108
   Shareholder Servicing Fees Class R2 Shares......................             9           --
   Filing Fees.....................................................           245          158
   Shareholders' Reports...........................................           355          163
   Directors'/Trustees' Fees & Expenses............................            42           34
   Professional Fees...............................................            89          326
   Other...........................................................            61          208
                                                                      -----------     --------
          Total Fund Expenses......................................        41,832        6,736
                                                                      -----------     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).....................            --          108
Fees Waived, (Expenses Reimbursed), and/or Previously
  Waived Fees Recovered by Advisor (Note C) Class R2 Shares........            (7)          --
       Institutional Class Shares..................................       (20,315)          --
                                                                      -----------     --------
   Net Expenses....................................................        21,510        6,844
                                                                      -----------     --------
   NET INVESTMENT INCOME (LOSS)....................................       305,317      162,776
                                                                      -----------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................            --       88,590
       Affiliated Investment Companies Shares Sold.................            --          (21)
       Transactions Allocated from Affiliated Investment
         Company**.................................................       328,393           --
       Futures.....................................................            --        1,735
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................            --      336,695
       Affiliated Investment Companies Shares......................            --           (9)
       Transactions Allocated from Affiliated Investment
         Company...................................................    (1,489,950)          --
       Futures.....................................................            --           (7)
                                                                      -----------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................    (1,161,557)     426,983
                                                                      -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................   $  (856,240)    $589,759
                                                                      ===========     ========

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                     DFA INTERNATIONAL VALUE
                                                                            PORTFOLIO         U.S. LARGE COMPANY PORTFOLIO
                                                                    ------------------------  ---------------------------
                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                                    OCT 31, 2018 OCT 31, 2017 OCT 31, 2018   OCT 31, 2017
                                                                    ------------ ------------ ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   305,317  $   267,641  $   162,776    $   146,387
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................          --      104,748       88,590         25,596
       Affiliated Investment Companies Shares Sold.................          --           --          (21)            21
       Transactions Allocated from Affiliated Investment
         Company*,**...............................................     328,393           --           --             --
       Futures.....................................................          --       12,673        1,735          4,571
       Foreign Currency Transactions...............................          --       (1,987)          --             --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................          --    1,639,175      336,695      1,352,486
       Affiliated Investment Companies Shares......................          --           --           (9)           (37)
       Transactions Allocated from Affiliated Investment
         Company...................................................  (1,489,950)          --           --             --
       Futures.....................................................          --        2,759           (7)           181
       Translation of Foreign Currency Denominated Amounts.........          --          803           --             --
                                                                    -----------  -----------  -----------    -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (856,240)   2,025,812      589,759      1,529,205
                                                                    -----------  -----------  -----------    -----------
Distributions:^
   Class R2 Shares.................................................        (102)        (109)          --             --
   Institutional Class Shares......................................    (298,099)    (277,230)    (177,012)      (193,717)
                                                                    -----------  -----------  -----------    -----------
       Total Distributions.........................................    (298,201)    (277,339)    (177,012)      (193,717)
                                                                    -----------  -----------  -----------    -----------
Capital Share Transactions (1):
   Shares Issued...................................................   2,071,557    1,967,887    1,451,585      1,555,398
   Shares Issued in Lieu of Cash Distributions.....................     289,379      269,559      162,780        171,570
   Shares Redeemed.................................................  (1,624,192)  (1,418,753)  (1,506,221)    (1,432,214)
                                                                    -----------  -----------  -----------    -----------
       Net Increase (Decrease) from Capital Share
         Transactions..............................................     736,744      818,693      108,144        294,754
                                                                    -----------  -----------  -----------    -----------
       Total Increase (Decrease) in Net Assets.....................    (417,697)   2,567,166      520,891      1,630,242
NET ASSETS
   Beginning of Year...............................................   9,841,139    7,273,973    7,996,178      6,365,936
                                                                    -----------  -----------  -----------    -----------
   End of Year..................................................... $ 9,423,442  $ 9,841,139  $ 8,517,069    $ 7,996,178
                                                                    ===========  ===========  ===========    ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     104,257      109,955       68,274         84,803
   Shares Issued in Lieu of Cash Distributions.....................      14,892       14,996        7,714          9,395
   Shares Redeemed.................................................     (81,550)     (77,571)     (70,464)       (77,231)
                                                                    -----------  -----------  -----------    -----------
       Net Increase (Decrease) from Shares Issued and
         Redeemed..................................................      37,599       47,380        5,524         16,967
                                                                    ===========  ===========  ===========    ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note M in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       DFA INTERNATIONAL VALUE PORTFOLIO-CLASS R2 SHARES
                                                                       -------------------------------------------
                                                                        YEAR         YEAR    YEAR      YEAR      YEAR
                                                                        ENDED        ENDED   ENDED     ENDED     ENDED
                                                                       OCT 31,      OCT 31, OCT 31,   OCT 31,   OCT 31,
                                                                        2018         2017    2016      2015      2014
                                                                       -------      ------- -------  -------   -------
Net Asset Value, Beginning of Year.................................... $19.89       $16.27  $16.93   $ 18.48   $ 19.46
                                                                       ------       ------  ------   -------   -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................   0.54         0.55    0.53      0.51      0.74
   Net Gains (Losses) on Securities (Realized and Unrealized).........  (2.21)        3.61   (0.65)    (1.55)    (0.93)
                                                                       ------       ------  ------   -------   -------
       Total from Investment Operations...............................  (1.67)        4.16   (0.12)    (1.04)    (0.19)
                                                                       ------       ------  ------   -------   -------
Less Distributions:
-------------------
   Net Investment Income..............................................  (0.54)       (0.54)  (0.54)    (0.51)    (0.79)
                                                                       ------       ------  ------   -------   -------
       Total Distributions............................................  (0.54)       (0.54)  (0.54)    (0.51)    (0.79)
                                                                       ------       ------  ------   -------   -------
Net Asset Value, End of Year.......................................... $17.68       $19.89  $16.27   $ 16.93   $ 18.48
                                                                       ======       ======  ======   =======   =======
Total Return..........................................................  (8.59%)      25.99%  (0.43%)   (5.78%)   (1.21%)
                                                                       ------       ------  ------   -------   -------
Net Assets, End of Year (thousands)................................... $1,477       $3,508  $3,308   $10,404   $11,200
Ratio of Expenses to Average Net Assets (B)...........................   0.68%        0.68%   0.68%     0.68%     0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) (B)........................................................   0.88%        0.88%   0.88%     0.73%     0.68%
Ratio of Net Investment Income to Average Net Assets..................   2.72%        3.07%    3.4%     2.81%     3.79%
                                                                       ------       ------  ------   -------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              DFA INTERNATIONAL VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                             -------------------------------------------------------------
                                                                YEAR         YEAR        YEAR         YEAR         YEAR
                                                                ENDED        ENDED       ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                                                                2018         2017        2016         2015         2014
                                                             ----------   ----------  ----------   ----------   ----------
Net Asset Value, Beginning of Year.......................... $    19.94   $    16.30  $    16.92   $    18.47   $    19.45
                                                             ----------   ----------  ----------   ----------   ----------
Income (loss) from Investment Operations
----------------------------------------
   Net Investment Income (Loss) (A).........................       0.60         0.56        0.55         0.56         0.84
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (2.21)        3.66       (0.63)       (1.56)       (0.98)
                                                             ----------   ----------  ----------   ----------   ----------
       Total from Investment Operations.....................      (1.61)        4.22       (0.08)       (1.00)       (0.14)
                                                             ----------   ----------  ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.59)       (0.58)      (0.54)       (0.55)       (0.84)
                                                             ----------   ----------  ----------   ----------   ----------
       Total Distributions..................................      (0.59)       (0.58)      (0.54)       (0.55)       (0.84)
                                                             ----------   ----------  ----------   ----------   ----------
Net Asset Value, End of Year................................ $    17.74   $    19.94  $    16.30   $    16.92   $    18.47
                                                             ==========   ==========  ==========   ==========   ==========
Total Return................................................      (8.32%)      26.36%      (0.20%)      (5.58%)      (0.97%)
                                                             ----------   ----------  ----------   ----------   ----------
Net Assets, End of Year (thousands)......................... $9,421,965   $9,837,631  $7,270,665   $6,795,481   $6,991,214
Ratio of Expenses to Average Net Assets (B).................       0.43%        0.43%       0.43%        0.43%        0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and Fees Paid Indirectly) (B)...       0.63%        0.63%       0.63%        0.49%        0.43%
Ratio of Net Investment Income to Average Net Assets........       3.01%        3.12%       3.51%        3.10%        4.29%
                                                             ----------   ----------  ----------   ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            U.S. LARGE COMPANY PORTFOLIO
                                                             ----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                2018        2017        2016        2015        2014
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $    20.05  $    16.67  $    16.42  $    15.94  $    13.87
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.41        0.37        0.35        0.33        0.29
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       1.05        3.50        0.38        0.47        2.07
                                                             ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....................       1.46        3.87        0.73        0.80        2.36
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.39)      (0.39)      (0.34)      (0.32)      (0.29)
   Net Realized Gains.......................................      (0.06)      (0.10)      (0.14)         --          --
                                                             ----------  ----------  ----------  ----------  ----------
       Total Distributions..................................      (0.45)      (0.49)      (0.48)      (0.32)      (0.29)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................................ $    21.06  $    20.05  $    16.67  $    16.42  $    15.94
                                                             ==========  ==========  ==========  ==========  ==========
Total Return................................................       7.25%      23.55%       4.54%       5.09%      17.17%
                                                             ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $8,517,069  $7,996,178  $6,365,936  $5,810,743  $5,668,374
Ratio of Expenses to Average Net Assets.....................       0.08%       0.08%       0.08%       0.08%       0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................................       0.08%       0.08%       0.08%       0.09%       0.08%
Ratio of Net Investment Income to Average Net Assets........       1.90%       1.99%       2.17%       2.05%       1.95%
Portfolio Turnover Rate.....................................          5%          7%          9%          2%          3%
                                                             ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, two of which, DFA International Value Portfolio and U.S. Large Company Portfolio (the "Portfolios"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   DFA International Value Portfolio (the "Feeder Fund") primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. As of October 31, 2018, the Feeder Fund owned 78% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. This valuation is classified as Level 1 in the hierarchy.

   Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios'investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the U.S. Large Company Portfolio's and the Feeder Fund's investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio........................... 0.40%
U.S. Large Company Portfolio................................ 0.06%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the U.S. Large Company Portfolio, and a portion of the Fee Waiver Agreement for the Feeder Fund, will remain in effect through February 28, 2019, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Feeder Fund. During the year ended October 31, 2018, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                   NET WAIVED FEES/
                                                                   EXPENSES ASSUMED     PREVIOUSLY
                                                      RECOVERY        (RECOVERED       WAIVED FEES/
                                        EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                       LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES               AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------             ---------- ---------------- ----------------- -----------------
DFA International Value
  Portfolio (1).......................    0.40%           --            $20,315              --
U.S. Large Company Portfolio (2)......    0.08%         $234               (108)           $422

CLASS R2 SHARES
---------------
DFA International Value Portfolio (1).    0.79%           --                  7              --

(1) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.40% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the "Annualized Expense Ratio"). At any time that the annualized expenses of Class R2 shares of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery does not cause the annualized expense ratio of Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio identified above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

(2) Effective August 1, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) ("Portfolio Expenses") of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio's average net assets (the "Annualized Expense Ratio"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Annualized Expense Ratio identified above. Prior to August 1, 2013, the Advisor contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the Portfolio Expenses of the Portfolio so that such Portfolio Expenses did not exceed 0.10% of the Portfolio's average net assets on an annualized basis.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $32 (in thousands). The total related amounts paid by each Portfolio are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio........................... $277
U.S. Large Company Portfolio................................  314

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, U.S. Large Company Portfolio's transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                             PURCHASES  SALES
                                                             --------- --------
U.S. Large Company Portfolio................................ $624,164  $463,704

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                                                             CHANGE IN
                                                                                              NET REALIZED  UNREALIZED
                                                             BALANCE AT PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                              10/31/17   AT COST   FROM SALES   ON SALES   DEPRECIATION
                                                             ---------- ---------- ---------- ------------ -------------
U.S. LARGE COMPANY PORTFOLIO
The DFA Short Term Investment Fund                            $185,593  $1,333,446 $1,354,972     $(21)         $(9)
                                                              --------  ---------- ----------     ----          ---
TOTAL                                                         $185,593  $1,333,446 $1,354,972     $(21)         $(9)
                                                              ========  ========== ==========     ====          ===


                                                                BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                             OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME  DISTRIBUTIONS
                                                             ---------------- ---------------- -------- -------------
U.S. LARGE COMPANY PORTFOLIO
The DFA Short Term Investment Fund                               $164,037          14,178       $3,161       --
                                                                 --------          ------       ------       --
TOTAL                                                            $164,037          14,178       $3,161       --
                                                                 ========          ======       ======       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of

October 31, 2018, primarily attributable to net foreign currency gains/losses, foreign capital gains tax reclass and realized gains on securities considered to be "passive foreign investment companies," were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                             CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                             -------------- ------------- ---------- --------
DFA International Value Portfolio
2017........................................................    $277,339            --        --     $277,339
2018........................................................     298,200            --        --      298,200
U.S. Large Company Portfolio
2017........................................................     154,938       $38,779        --      193,717
2018........................................................     157,152        19,860        --      177,012

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                             -------------- ------------- --------
DFA International Value Portfolio...........................    $(28,658)        --       $(28,658)
U.S. Large Company Portfolio................................      (5,603)        --         (5,603)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             UNDISTRIBUTED                                 TOTAL NET
                                                             NET INVESTMENT                              DISTRIBUTABLE
                                                               INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                                               SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                                             CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                                             -------------- ------------- -------------- -------------
DFA International Value Portfolio...........................    $22,292       $273,710      $  107,257    $  403,259
U.S. Large Company Portfolio................................      9,587         53,797       4,596,176     4,659,560

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolios did not have capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable.

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA International Value Portfolio........................... $54,014

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                         NET
                                                                                                      UNREALIZED
                                                              FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ---------- ------------ -------------- --------------
DFA International Value Portfolio........................... $9,312,929  $  107,257           --      $  107,257
U.S. Large Company Portfolio................................  4,074,384   4,857,885    $(261,708)      4,596,177

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                                  YEAR ENDED            YEAR ENDED
                                                               OCTOBER 31, 2018      OCTOBER 31, 2017
                                                             --------------------  --------------------
                                                                AMOUNT     SHARES     AMOUNT     SHARES
                                                             -----------  -------  -----------  -------
DFA INTERNATIONAL VALUE PORTFOLIO
Class R2 Shares
   Shares Issued............................................ $     2,206      111  $     3,212      182
   Shares Issued in Lieu of Cash Distributions..............         102        5          109        6
   Shares Redeemed..........................................      (3,878)    (209)      (3,910)    (215)
                                                             -----------  -------  -----------  -------
Net Increase (Decrease) -- Class R2 Shares.................. $    (1,570)     (93) $      (589)     (27)
                                                             ===========  =======  ===========  =======
Institutional Class Shares
   Shares Issued............................................ $ 2,069,351  104,146  $ 1,964,675  109,773
   Shares Issued in Lieu of Cash Distributions..............     289,277   14,887      269,450   14,990
   Shares Redeemed..........................................  (1,620,314) (81,341)  (1,414,843) (77,356)
                                                             -----------  -------  -----------  -------
Net Increase (Decrease) -- Institutional Class Shares....... $   738,314   37,692  $   819,282   47,407
                                                             ===========  =======  ===========  =======

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1. FUTURES CONTRACTS: The U.S. Large Company Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                             FUTURES
                                                             -------
U.S. Large Company Portfolio................................ $23,543

   The following is a summary of the U.S. Large Company Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                                 ASSET DERIVATIVES VALUE
                                                             -------------------------------
                                                               TOTAL VALUE
                                                                    AT            EQUITY
                                                             OCTOBER 31, 2018 CONTRACTS*,(1)
                                                             ---------------- --------------
U.S. Large Company Portfolio................................       $76             $76

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's direct investment in derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                             REALIZED GAIN (LOSS) ON
                                                                  DERIVATIVES
                                                             --------------------------------
                                                                               EQUITY
                                                              TOTAL        CONTRACTS*,(1)
                                                                ------     --------------
U.S. Large Company Portfolio................................ $1,735            $1,735

                                                             CHANGE IN UNREALIZED APPRECIATION
                                                             (DEPRECIATION) ON DERIVATIVES
                                                             --------------------------------
                                                                               EQUITY
                                                              TOTAL        CONTRACTS*,(2)
                                                                ------     --------------
U.S. Large Company Portfolio................................ $   (7)           $   (7)

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                               WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                                AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                             INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                             ------------- ------------ ------------ -------- ---------------
U.S. Large Company Portfolio................................     2.44%        $7,817         37        $20        $55,649

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The U.S. Large Company Portfolio did not use the interfund lending program during the year ended October 31, 2018.

J. SECURITIES LENDING:

   As of October 31, 2018, The U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                              MARKET
                                                              VALUE
                                                             --------
U.S. Large Company Portfolio................................ $207,879

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the U.S. Large Company Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the U.S. Large Company Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the U.S. Large Company Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                               REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                            AS OF OCTOBER 31, 2018
                                                             -----------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN    >90
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS DAYS    TOTAL
                                                             ------------- -------- ------------ ---- ------------
SECURITIES LENDING TRANSACTIONS
U.S. LARGE COMPANY PORTFOLIO
   Common Stocks............................................ $164,036,867     --         --       --  $164,036,867

K. SHAREHOLDER SERVICING FEES:

   The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio's Class R2 Shares.

L. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolio's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolio's adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolio's net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                        DISTRIBUTIONS FROM:
                                                             -----------------------------------------
                                                                NET        NET        NET
                                                             INVESTMENT SHORT-TERM LONG-TERM
                                                               INCOME     GAINS      GAINS     TOTAL
                                                             ---------- ---------- --------- ---------
DFA International Value Portfolio - Class R2................ $    (109)      --          --  $    (109)
DFA International Value Portfolio - Institutional Class.....  (277,230)      --          --   (277,230)
U.S. Large Company Portfolio - Institutional Class..........  (154,814)   $(124)   $(38,779)  (193,717)

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                                 INCOME
                                                             (DISTRIBUTIONS
                                                              IN EXCESS OF
                                                             NET INVESTMENT
                                                                INCOME)
                                                             --------------
DFA International Value Portfolio...........................    $30,626
U.S. Large Company Portfolio................................      8,050

N. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
DFA International Value Portfolio-Class R2..................      4             99%
DFA International Value Portfolio-Institutional Class.......      4             73%
U.S. Large Company Portfolio-Institutional Class............      4             75%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

O. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio and U.S. Large Company Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedule of investments/summary schedule of portfolio holdings, of DFA International Value Portfolio and U.S. Large Company Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, broker and the transfer agents of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE U.S. LARGE CAP VALUE SERIES VS.
RUSSELL 1000 VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                  The U.S. Large Cap       Russell 1000 Value
                     Value Series                Index
                 --------------------      ------------------
 10/31/2008            $10,000                  $10,000
 11/30/2008              9,019                    9,283
 12/31/2008              9,313                    9,412
 1/31/2009               8,207                    8,330
 2/28/2009               7,057                    7,217
 3/31/2009               7,754                    7,834
 4/30/2009               9,008                    8,673
 5/31/2009               9,698                    9,210
 6/30/2009               9,580                    9,142
 7/31/2009              10,492                    9,890
 8/31/2009              11,205                   10,407
 9/30/2009              11,695                   10,809
 10/31/2009             11,190                   10,478
 11/30/2009             11,821                   11,069
 12/31/2009             12,147                   11,265
 1/31/2010              11,865                   10,948
 2/28/2010              12,377                   11,294
 3/31/2010              13,342                   12,029
 4/30/2010              13,765                   12,340
 5/31/2010              12,585                   11,326
 6/30/2010              11,635                   10,688
 7/31/2010              12,548                   11,412
 8/31/2010              11,791                   10,924
 9/30/2010              12,941                   11,771
 10/31/2010             13,424                   12,124
 11/30/2010             13,320                   12,060
 12/31/2010             14,618                   13,012
 1/31/2011              15,086                   13,306
 2/28/2011              15,902                   13,797
 3/31/2011              15,976                   13,852
 4/30/2011              16,384                   14,220
 5/31/2011              16,147                   14,070
 6/30/2011              15,865                   13,782
 7/31/2011              15,138                   13,325
 8/31/2011              13,861                   12,493
 9/30/2011              12,459                   11,549
 10/31/2011             14,188                   12,871
 11/30/2011             14,069                   12,804
 12/31/2011             14,180                   13,063
 1/31/2012              14,885                   13,557
 2/29/2012              15,746                   14,097
 3/31/2012              16,036                   14,515
 4/30/2012              15,709                   14,367
 5/31/2012              14,596                   13,524
 6/30/2012              15,383                   14,196
 7/31/2012              15,531                   14,343
 8/31/2012              16,147                   14,654
 9/30/2012              16,740                   15,119
 10/31/2012             16,785                   15,045
 11/30/2012             16,822                   15,039
 12/31/2012             17,334                   15,350
 1/31/2013              18,544                   16,347
 2/28/2013              18,781                   16,582
 3/31/2013              19,679                   17,239
 4/30/2013              19,887                   17,499
 5/31/2013              20,703                   17,949
 6/30/2013              20,473                   17,790
 7/31/2013              21,697                   18,751
 8/31/2013              21,059                   18,040
 9/30/2013              21,675                   18,492
 10/31/2013             22,773                   19,301
 11/30/2013             23,730                   19,840
 12/31/2013             24,361                   20,342
 1/31/2014              23,397                   19,620
 2/28/2014              24,191                   20,468
 3/31/2014              24,762                   20,957
 4/30/2014              24,925                   21,156
 5/31/2014              25,474                   21,466
 6/30/2014              26,164                   22,027
 7/31/2014              25,979                   21,651
 8/31/2014              26,803                   22,447
 9/30/2014              26,142                   21,984
 10/31/2014             26,342                   22,478
 11/30/2014             26,654                   22,938
 12/31/2014             26,854                   23,079
 1/31/2015              25,526                   22,156
 2/28/2015              27,329                   23,228
 3/31/2015              26,810                   22,912
 4/30/2015              27,352                   23,126
 5/31/2015              27,656                   23,404
 6/30/2015              27,211                   22,937
 7/31/2015              27,144                   23,038
 8/31/2015              25,497                   21,666
 9/30/2015              24,680                   21,012
 10/31/2015             26,691                   22,597
 11/30/2015             26,795                   22,683
 12/31/2015             25,957                   22,196
 1/31/2016              24,191                   21,049
 2/29/2016              24,235                   21,043
 3/31/2016              26,001                   22,559
 4/30/2016              26,706                   23,033
 5/31/2016              27,070                   23,391
 6/30/2016              27,040                   23,593
 7/31/2016              27,975                   24,278
 8/31/2016              28,309                   24,465
 9/30/2016              28,442                   24,414
 10/31/2016             27,960                   24,037
 11/30/2016             30,157                   25,409
 12/31/2016             30,913                   26,044
 1/31/2017              31,359                   26,230
 2/28/2017              32,316                   27,172
 3/31/2017              32,012                   26,896
 4/30/2017              32,234                   26,845
 5/31/2017              32,197                   26,819
 6/30/2017              32,739                   27,257
 7/31/2017              33,295                   27,620
 8/31/2017              32,984                   27,298
 9/30/2017              34,260                   28,106
 10/31/2017             34,757                   28,310
 11/30/2017             35,996                   29,177
 12/31/2017             36,835                   29,603
 1/31/2018              38,727                   30,748
 2/28/2018              36,813                   29,279
 3/31/2018              35,982                   28,764
 4/30/2018              36,034                   28,859
 5/31/2018              36,382                   29,031
 6/30/2018              36,123                   29,103
 7/31/2018              37,622                   30,254
 8/31/2018              38,171                   30,702
 9/30/2018              38,208                   30,763
 10/31/2018             35,781                   29,170


AVERAGE ANNUAL
TOTAL RETURN                        ONE YEAR  FIVE YEARS TEN YEARS
--------------                      --------  ---------- ---------
                                        2.95%      9.46%     13.60%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE DFA INTERNATIONAL VALUE SERIES VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                [CHART]


                         The DFA International          MSCI World ex
                              Value Series        USA Index (net dividends)
                         ---------------------    -------------------------
 10/31/2008                     $10,000                    $10,000
 11/30/2008                       9,387                      9,458
 12/31/2008                      10,096                      9,956
 1/31/2009                        8,703                      9,027
 2/28/2009                        7,634                      8,113
 3/31/2009                        8,466                      8,648
 4/30/2009                       10,026                      9,763
 5/31/2009                       11,516                     10,998
 6/30/2009                       11,341                     10,884
 7/31/2009                       12,691                     11,906
 8/31/2009                       13,418                     12,477
 9/30/2009                       14,102                     12,992
 10/31/2009                      13,541                     12,783
 11/30/2009                      13,944                     13,099
 12/31/2009                      14,102                     13,308
 1/31/2010                       13,287                     12,684
 2/28/2010                       13,339                     12,672
 3/31/2010                       14,391                     13,487
 4/30/2010                       14,145                     13,286
 5/31/2010                       12,489                     11,820
 6/30/2010                       12,270                     11,649
 7/31/2010                       13,804                     12,726
 8/31/2010                       13,129                     12,345
 9/30/2010                       14,540                     13,530
 10/31/2010                      15,048                     14,012
 11/30/2010                      14,294                     13,418
 12/31/2010                      15,627                     14,499
 1/31/2011                       16,293                     14,811
 2/28/2011                       16,836                     15,360
 3/31/2011                       16,372                     15,052
 4/30/2011                       17,248                     15,872
 5/31/2011                       16,626                     15,402
 6/30/2011                       16,398                     15,182
 7/31/2011                       15,872                     14,932
 8/31/2011                       14,172                     13,670
 9/30/2011                       12,621                     12,297
 10/31/2011                      13,839                     13,493
 11/30/2011                      13,383                     12,869
 12/31/2011                      13,024                     12,729
 1/31/2012                       13,900                     13,416
 2/29/2012                       14,628                     14,154
 3/31/2012                       14,505                     14,049
 4/30/2012                       13,988                     13,810
 5/31/2012                       12,261                     12,236
 6/30/2012                       13,129                     13,038
 7/31/2012                       13,076                     13,200
 8/31/2012                       13,620                     13,577
 9/30/2012                       14,102                     13,989
 10/31/2012                      14,277                     14,087
 11/30/2012                      14,505                     14,383
 12/31/2012                      15,215                     14,818
 1/31/2013                       15,933                     15,547
 2/28/2013                       15,451                     15,392
 3/31/2013                       15,504                     15,514
 4/30/2013                       16,266                     16,220
 5/31/2013                       16,074                     15,857
 6/30/2013                       15,504                     15,263
 7/31/2013                       16,564                     16,075
 8/31/2013                       16,450                     15,868
 9/30/2013                       17,686                     16,989
 10/31/2013                      18,300                     17,559
 11/30/2013                      18,370                     17,667
 12/31/2013                      18,773                     17,933
 1/31/2014                       18,089                     17,209
 2/28/2014                       19,124                     18,148
 3/31/2014                       18,983                     18,067
 4/30/2014                       19,308                     18,352
 5/31/2014                       19,527                     18,636
 6/30/2014                       19,763                     18,901
 7/31/2014                       19,325                     18,564
 8/31/2014                       19,334                     18,579
 9/30/2014                       18,484                     17,816
 10/31/2014                      18,168                     17,532
 11/30/2014                      18,177                     17,748
 12/31/2014                      17,502                     17,158
 1/31/2015                       17,388                     17,097
 2/28/2015                       18,633                     18,118
 3/31/2015                       18,238                     17,816
 4/30/2015                       19,238                     18,587
 5/31/2015                       19,246                     18,426
 6/30/2015                       18,694                     17,902
 7/31/2015                       18,510                     18,186
 8/31/2015                       17,134                     16,861
 9/30/2015                       15,968                     16,010
 10/31/2015                      17,195                     17,214
 11/30/2015                      16,968                     16,940
 12/31/2015                      16,424                     16,637
 1/31/2016                       15,145                     15,491
 2/29/2016                       14,663                     15,275
 3/31/2016                       15,776                     16,312
 4/30/2016                       16,538                     16,837
 5/31/2016                       16,231                     16,646
 6/30/2016                       15,644                     16,140
 7/31/2016                       16,337                     16,934
 8/31/2016                       16,775                     16,950
 9/30/2016                       16,959                     17,156
 10/31/2016                      17,178                     16,823
 11/30/2016                      17,257                     16,553
 12/31/2016                      17,835                     17,094
 1/31/2017                       18,598                     17,603
 2/28/2017                       18,475                     17,806
 3/31/2017                       18,887                     18,258
 4/30/2017                       19,159                     18,646
 5/31/2017                       19,492                     19,267
 6/30/2017                       19,702                     19,286
 7/31/2017                       20,631                     19,860
 8/31/2017                       20,613                     19,855
 9/30/2017                       21,350                     20,370
 10/31/2017                      21,735                     20,648
 11/30/2017                      21,954                     20,857
 12/31/2017                      22,524                     21,232
 1/31/2018                       23,848                     22,221
 2/28/2018                       22,507                     21,165
 3/31/2018                       22,244                     20,799
 4/30/2018                       22,840                     21,276
 5/31/2018                       22,016                     20,873
 6/30/2018                       21,516                     20,644
 7/31/2018                       22,200                     21,151
 8/31/2018                       21,429                     20,751
 9/30/2018                       21,805                     20,914
 10/31/2018                      19,974                     19,252


AVERAGE ANNUAL
TOTAL RETURN                         ONE YEAR  FIVE YEARS TEN YEARS
--------------                      ---------  ---------- ---------
                                        -8.10%      1.77%     7.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE JAPANESE SMALL COMPANY SERIES VS.
MSCI JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                  The Japanese Small Company   MSCI Japan Small Cap Index
                            Series                  (net dividends)
                   -------------------------   --------------------------
10/31/2008                  $10,000                      $10,000
11/30/2008                   10,264                       10,408
12/31/2008                   11,318                       11,219
 1/31/2009                   10,542                       10,631
 2/28/2009                    9,180                        9,233
 3/31/2009                    9,590                        9,559
 4/30/2009                    9,985                       10,048
 5/31/2009                   11,215                       11,278
 6/30/2009                   11,962                       11,995
 7/31/2009                   12,211                       12,295
 8/31/2009                   12,855                       12,985
 9/30/2009                   12,723                       12,933
10/31/2009                   12,269                       12,460
11/30/2009                   11,772                       12,015
12/31/2009                   11,728                       11,790
 1/31/2010                   11,889                       12,045
 2/28/2010                   12,123                       12,273
 3/31/2010                   12,738                       12,832
 4/30/2010                   13,119                       13,179
 5/31/2010                   12,020                       12,265
 6/30/2010                   12,211                       12,319
 7/31/2010                   12,430                       12,469
 8/31/2010                   12,094                       12,205
 9/30/2010                   12,621                       12,704
10/31/2010                   12,357                       12,599
11/30/2010                   12,665                       12,845
12/31/2010                   13,836                       14,141
 1/31/2011                   14,158                       14,309
 2/28/2011                   14,817                       14,885
 3/31/2011                   13,895                       13,966
 4/30/2011                   13,821                       13,979
 5/31/2011                   13,587                       13,771
 6/30/2011                   14,275                       14,284
 7/31/2011                   14,802                       14,877
 8/31/2011                   14,407                       14,269
 9/30/2011                   14,334                       14,282
10/31/2011                   13,602                       13,755
11/30/2011                   13,821                       13,383
12/31/2011                   13,748                       13,591
 1/31/2012                   14,627                       14,149
 2/29/2012                   14,641                       14,303
 3/31/2012                   15,066                       14,685
 4/30/2012                   14,758                       14,472
 5/31/2012                   13,529                       13,270
 6/30/2012                   14,246                       13,837
 7/31/2012                   13,763                       13,620
 8/31/2012                   13,777                       13,542
 9/30/2012                   13,968                       13,917
10/31/2012                   13,675                       13,616
11/30/2012                   13,880                       13,710
12/31/2012                   14,392                       14,136
 1/31/2013                   14,846                       14,665
 2/28/2013                   15,212                       15,163
 3/31/2013                   16,384                       16,388
 4/30/2013                   17,247                       17,465
 5/31/2013                   15,842                       16,081
 6/30/2013                   15,988                       16,038
 7/31/2013                   16,369                       16,299
 8/31/2013                   16,003                       16,078
 9/30/2013                   17,818                       17,909
10/31/2013                   17,862                       17,835
11/30/2013                   17,731                       17,718
12/31/2013                   17,862                       17,860
 1/31/2014                   17,687                       17,808
 2/28/2014                   17,613                       17,413
 3/31/2014                   17,701                       17,458
 4/30/2014                   17,438                       17,133
 5/31/2014                   17,892                       17,695
 6/30/2014                   19,165                       18,948
 7/31/2014                   19,048                       19,050
 8/31/2014                   19,224                       18,913
 9/30/2014                   18,638                       18,281
10/31/2014                   18,302                       17,792
11/30/2014                   17,613                       17,591
12/31/2014                   17,775                       17,776
 1/31/2015                   18,214                       18,372
 2/28/2015                   18,960                       19,034
 3/31/2015                   19,209                       19,402
 4/30/2015                   19,678                       19,764
 5/31/2015                   19,883                       19,998
 6/30/2015                   20,293                       20,290
 7/31/2015                   20,176                       20,212
 8/31/2015                   19,561                       19,520
 9/30/2015                   18,960                       18,819
10/31/2015                   19,956                       20,075
11/30/2015                   20,410                       20,331
12/31/2015                   20,337                       20,499
 1/31/2016                   19,327                       19,194
 2/29/2016                   18,653                       18,996
 3/31/2016                   19,868                       20,181
 4/30/2016                   20,117                       21,059
 5/31/2016                   20,630                       21,064
 6/30/2016                   20,542                       20,939
 7/31/2016                   21,654                       22,062
 8/31/2016                   21,142                       21,281
 9/30/2016                   22,430                       22,428
10/31/2016                   22,855                       22,727
11/30/2016                   22,123                       21,658
12/31/2016                   22,299                       22,050
 1/31/2017                   23,280                       22,883
 2/28/2017                   24,070                       23,586
 3/31/2017                   24,202                       23,543
 4/30/2017                   24,480                       23,946
 5/31/2017                   25,403                       24,826
 6/30/2017                   25,974                       25,060
 7/31/2017                   26,808                       25,728
 8/31/2017                   27,394                       26,207
 9/30/2017                   28,009                       26,622
10/31/2017                   29,048                       27,534
11/30/2017                   29,780                       28,503
12/31/2017                   30,381                       28,943
 1/31/2018                   31,830                       30,170
 2/28/2018                   31,127                       29,806
 3/31/2018                   30,922                       29,549
 4/30/2018                   30,864                       29,589
 5/31/2018                   30,469                       29,522
 6/30/2018                   29,663                       28,618
 7/31/2018                   29,649                       28,370
 8/31/2018                   29,224                       28,189
 9/30/2018                   29,736                       28,582
10/31/2018                   26,881                       25,878


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -7.46%     8.52%     10.39%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE ASIA PACIFIC SMALL COMPANY SERIES VS.
MSCI PACIFIC EX JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                  The Asia Pacific            MSCI Pacific ex Japan
                Small Company Series     Small Cap Index (net dividends)
                --------------------     -------------------------------
10/31/2008             $10,000                      $10,000
11/30/2008               9,040                        8,909
12/31/2008              10,028                        9,944
 1/31/2009               8,795                        8,849
 2/28/2009               8,311                        8,299
 3/31/2009               9,601                        9,489
 4/30/2009              11,037                       11,187
 5/31/2009              13,889                       13,870
 6/30/2009              14,001                       14,260
 7/31/2009              16,027                       16,319
 8/31/2009              16,755                       17,158
 9/30/2009              18,066                       18,595
10/31/2009              18,472                       19,041
11/30/2009              19,334                       19,588
12/31/2009              19,846                       20,371
 1/31/2010              18,774                       19,068
 2/28/2010              19,110                       19,307
 3/31/2010              20,687                       20,899
 4/30/2010              20,974                       21,483
 5/31/2010              18,073                       18,239
 6/30/2010              17,856                       18,135
 7/31/2010              19,839                       19,980
 8/31/2010              19,818                       19,936
 9/30/2010              22,824                       22,929
10/31/2010              23,812                       23,947
11/30/2010              23,497                       23,627
12/31/2010              25,802                       26,012
 1/31/2011              25,256                       25,255
 2/28/2011              25,417                       25,394
 3/31/2011              25,957                       26,173
 4/30/2011              27,064                       27,232
 5/31/2011              26,265                       26,608
 6/30/2011              25,382                       25,662
 7/31/2011              25,802                       26,041
 8/31/2011              24,008                       24,230
 9/30/2011              19,530                       19,824
10/31/2011              22,586                       23,072
11/30/2011              21,983                       21,499
12/31/2011              20,701                       20,810
 1/31/2012              22,845                       22,970
 2/29/2012              24,569                       24,756
 3/31/2012              24,219                       23,981
 4/30/2012              24,121                       24,111
 5/31/2012              21,114                       20,981
 6/30/2012              21,563                       21,275
 7/31/2012              21,885                       21,974
 8/31/2012              22,621                       22,325
 9/30/2012              23,742                       23,513
10/31/2012              24,275                       23,998
11/30/2012              24,625                       24,235
12/31/2012              25,781                       24,843
 1/31/2013              27,078                       26,160
 2/28/2013              27,197                       26,470
 3/31/2013              27,316                       26,537
 4/30/2013              26,868                       26,326
 5/31/2013              24,877                       24,388
 6/30/2013              23,118                       22,302
 7/31/2013              24,261                       23,194
 8/31/2013              24,457                       23,395
 9/30/2013              26,174                       25,195
10/31/2013              26,938                       25,637
11/30/2013              25,992                       24,554
12/31/2013              26,314                       24,670
 1/31/2014              25,074                       23,527
 2/28/2014              26,524                       24,794
 3/31/2014              26,917                       25,251
 4/30/2014              26,987                       25,416
 5/31/2014              27,015                       25,624
 6/30/2014              27,225                       25,762
 7/31/2014              27,800                       26,324
 8/31/2014              28,234                       26,526
 9/30/2014              25,634                       24,089
10/31/2014              26,006                       24,373
11/30/2014              24,982                       23,601
12/31/2014              24,261                       23,009
 1/31/2015              23,686                       22,556
 2/28/2015              24,842                       23,650
 3/31/2015              24,499                       23,224
 4/30/2015              26,482                       24,557
 5/31/2015              26,776                       24,437
 6/30/2015              24,891                       22,678
 7/31/2015              23,679                       21,654
 8/31/2015              21,661                       19,635
 9/30/2015              21,352                       19,229
10/31/2015              22,929                       20,797
11/30/2015              22,859                       20,626
12/31/2015              23,497                       20,976
 1/31/2016              21,794                       19,153
 2/29/2016              22,123                       19,621
 3/31/2016              24,765                       21,886
 4/30/2016              25,102                       22,279
 5/31/2016              24,828                       21,908
 6/30/2016              25,242                       22,057
 7/31/2016              26,987                       23,688
 8/31/2016              26,797                       23,511
 9/30/2016              27,596                       24,004
10/31/2016              26,755                       22,994
11/30/2016              26,237                       22,626
12/31/2016              25,957                       22,545
 1/31/2017              27,134                       23,272
 2/28/2017              27,905                       23,938
 3/31/2017              28,381                       24,290
 4/30/2017              28,108                       24,191
 5/31/2017              28,080                       24,341
 6/30/2017              29,131                       25,093
 7/31/2017              30,063                       25,709
 8/31/2017              30,385                       26,002
 9/30/2017              30,399                       26,162
10/31/2017              31,093                       26,845
11/30/2017              31,472                       27,353
12/31/2017              32,614                       28,404
 1/31/2018              33,994                       29,645
 2/28/2018              32,887                       28,726
 3/31/2018              32,425                       27,888
 4/30/2018              32,327                       28,026
 5/31/2018              32,880                       28,160
 6/30/2018              31,927                       27,349
 7/31/2018              32,025                       27,407
 8/31/2018              31,303                       26,958
 9/30/2018              31,303                       26,922
10/31/2018              28,563                       24,430


AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
--------------                      ---------  --------  ---------
                                        -8.14%     1.18%     11.07%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE UNITED KINGDOM SMALL COMPANY SERIES VS.
MSCI UNITED KINGDOM SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                    The United Kingdom       MSCI United Kingdom
                   Small Company Series   Small Cap Index (net dividends)
                   --------------------      ---------------------
10/31/2008               $10,000                  $10,000
11/30/2008                 9,293                    9,073
12/31/2008                 9,087                    8,842
1/31/2009                  8,865                    8,794
2/28/2009                  8,501                    8,502
3/31/2009                  8,870                    8,996
4/30/2009                 10,729                   11,062
5/31/2009                 11,827                   12,230
6/30/2009                 11,885                   12,317
7/31/2009                 12,914                   13,450
8/31/2009                 13,923                   14,747
9/30/2009                 14,329                   15,087
10/31/2009                14,351                   15,109
11/30/2009                14,308                   14,952
12/31/2009                14,609                   15,321
1/31/2010                 14,467                   15,250
2/28/2010                 13,970                   14,567
3/31/2010                 15,143                   15,851
4/30/2010                 15,702                   16,483
5/31/2010                 13,928                   14,502
6/30/2010                 14,192                   14,565
7/31/2010                 16,109                   16,317
8/31/2010                 15,517                   15,873
9/30/2010                 17,175                   17,622
10/31/2010                18,073                   18,374
11/30/2010                17,186                   17,608
12/31/2010                18,944                   19,451
1/31/2011                 19,219                   19,639
2/28/2011                 19,799                   20,157
3/31/2011                 19,435                   19,809
4/30/2011                 21,156                   21,625
5/31/2011                 21,030                   21,351
6/30/2011                 20,359                   20,632
7/31/2011                 20,227                   20,575
8/31/2011                 18,210                   18,476
9/30/2011                 16,373                   16,528
10/31/2011                18,110                   18,334
11/30/2011                17,561                   17,622
12/31/2011                17,017                   17,034
1/31/2012                 18,522                   18,762
2/29/2012                 20,032                   20,505
3/31/2012                 20,470                   20,572
4/30/2012                 20,824                   20,922
5/31/2012                 18,479                   18,330
6/30/2012                 19,388                   19,203
7/31/2012                 19,715                   19,552
8/31/2012                 20,797                   20,587
9/30/2012                 21,869                   21,686
10/31/2012                22,350                   22,135
11/30/2012                22,492                   22,143
12/31/2012                23,733                   23,161
1/31/2013                 24,155                   23,771
2/28/2013                 24,377                   23,905
3/31/2013                 25,106                   24,549
4/30/2013                 25,744                   25,162
5/31/2013                 25,987                   25,502
6/30/2013                 25,417                   24,583
7/31/2013                 27,571                   26,630
8/31/2013                 27,772                   26,995
9/30/2013                 29,652                   29,021
10/31/2013                30,713                   30,042
11/30/2013                31,415                   30,750
12/31/2013                33,152                   32,235
1/31/2014                 32,371                   31,550
2/28/2014                 35,280                   34,610
3/31/2014                 34,197                   33,361
4/30/2014                 33,638                   32,563
5/31/2014                 33,611                   32,626
6/30/2014                 33,585                   32,549
7/31/2014                 32,545                   31,629
8/31/2014                 33,041                   31,962
9/30/2014                 31,156                   30,087
10/31/2014                31,088                   29,895
11/30/2014                30,850                   29,905
12/31/2014                31,352                   30,396
1/31/2015                 30,649                   29,568
2/28/2015                 33,532                   32,489
3/31/2015                 31,795                   30,993
4/30/2015                 33,801                   32,981
5/31/2015                 35,507                   34,494
6/30/2015                 35,417                   34,537
7/31/2015                 35,491                   34,784
8/31/2015                 34,002                   33,415
9/30/2015                 32,978                   32,183
10/31/2015                34,182                   33,609
11/30/2015                34,129                   33,336
12/31/2015                33,770                   32,980
1/31/2016                 31,098                   29,779
2/29/2016                 30,544                   29,467
3/31/2016                 32,376                   31,545
4/30/2016                 32,545                   31,968
5/31/2016                 33,073                   32,889
6/30/2016                 28,907                   28,214
7/31/2016                 30,470                   29,836
8/31/2016                 31,125                   30,336
9/30/2016                 31,167                   30,594
10/31/2016                28,775                   28,268
11/30/2016                29,467                   28,902
12/31/2016                30,037                   29,533
1/31/2017                 30,998                   30,207
2/28/2017                 31,473                   30,914
3/31/2017                 32,286                   31,408
4/30/2017                 34,736                   33,927
5/31/2017                 35,116                   34,611
6/30/2017                 34,424                   33,831
7/31/2017                 35,781                   35,306
8/31/2017                 35,137                   34,912
9/30/2017                 36,975                   36,680
10/31/2017                37,371                   37,350
11/30/2017                37,339                   37,489
12/31/2017                38,749                   39,116
1/31/2018                 39,995                   40,520
2/28/2018                 37,260                   38,102
3/31/2018                 37,893                   38,534
4/30/2018                 39,118                   39,909
5/31/2018                 39,050                   39,782
6/30/2018                 38,712                   39,465
7/31/2018                 38,506                   39,335
8/31/2018                 37,920                   38,751
9/30/2018                 37,482                   37,942
10/31/2018                34,044                   34,418

AVERAGE ANNUAL
TOTAL RETURN                         ONE YEAR  FIVE YEARS TEN YEARS
--------------                      ---------  ---------- ---------
                                        -8.90%      2.08%     13.03%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CONTINENTAL SMALL COMPANY SERIES VS.
MSCI EUROPE EX UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]


                 The Continental Small         MSCI Europe ex UK Small
                    Company Series            Cap Index (net dividends)
                 ---------------------        -------------------------
 10/31/2008             $10,000                        $10,000
 11/30/2008               9,221                          9,171
 12/31/2008              10,183                         10,018
 1/31/2009                9,027                          9,119
 2/28/2009                8,248                          8,316
 3/31/2009                8,847                          8,959
 4/30/2009               10,296                         10,824
 5/31/2009               11,787                         12,440
 6/30/2009               11,643                         12,280
 7/31/2009               12,570                         13,383
 8/31/2009               13,624                         14,756
 9/30/2009               14,790                         16,170
 10/31/2009              14,378                         15,729
 11/30/2009              14,815                         16,052
 12/31/2009              14,769                         16,125
 1/31/2010               14,526                         15,910
 2/28/2010               14,219                         15,457
 3/31/2010               15,277                         16,710
 4/30/2010               15,132                         16,605
 5/31/2010               12,982                         14,036
 6/30/2010               12,901                         13,826
 7/31/2010               14,445                         15,483
 8/31/2010               13,786                         14,747
 9/30/2010               15,682                         17,023
 10/31/2010              16,588                         18,115
 11/30/2010              15,301                         16,742
 12/31/2010              17,286                         19,086
 1/31/2011               17,779                         19,518
 2/28/2011               18,086                         19,849
 3/31/2011               18,696                         20,519
 4/30/2011               19,961                         21,952
 5/31/2011               19,288                         21,115
 6/30/2011               18,668                         20,433
 7/31/2011               17,614                         19,193
 8/31/2011               15,805                         17,188
 9/30/2011               13,426                         14,606
 10/31/2011              14,804                         16,206
 11/30/2011              13,828                         14,940
 12/31/2011              13,285                         14,432
 1/31/2012               14,551                         15,863
 2/29/2012               15,485                         17,081
 3/31/2012               15,513                         16,942
 4/30/2012               15,153                         16,660
 5/31/2012               13,084                         14,375
 6/30/2012               13,659                         15,084
 7/31/2012               13,521                         15,030
 8/31/2012               14,138                         15,685
 9/30/2012               14,885                         16,530
 10/31/2012              15,143                         16,814
 11/30/2012              15,347                         17,072
 12/31/2012              16,274                         17,993
 1/31/2013               17,508                         19,458
 2/28/2013               17,335                         19,398
 3/31/2013               16,947                         18,900
 4/30/2013               17,645                         19,634
 5/31/2013               17,973                         20,079
 6/30/2013               17,381                         19,186
 7/31/2013               18,897                         20,931
 8/31/2013               18,921                         20,892
 9/30/2013               20,578                         22,678
 10/31/2013              21,755                         24,043
 11/30/2013              22,150                         24,471
 12/31/2013              22,774                         25,106
 1/31/2014               22,633                         24,898
 2/28/2014               24,625                         27,074
 3/31/2014               24,751                         27,097
 4/30/2014               24,995                         27,211
 5/31/2014               25,097                         27,517
 6/30/2014               24,878                         27,248
 7/31/2014               23,426                         25,641
 8/31/2014               23,148                         25,435
 9/30/2014               21,914                         24,033
 10/31/2014              21,265                         23,248
 11/30/2014              21,777                         23,929
 12/31/2014              21,086                         23,358
 1/31/2015               21,230                         23,412
 2/28/2015               22,697                         25,139
 3/31/2015               22,587                         24,886
 4/30/2015               23,796                         26,217
 5/31/2015               23,824                         26,043
 6/30/2015               23,327                         25,427
 7/31/2015               23,983                         26,370
 8/31/2015               23,088                         25,351
 9/30/2015               22,274                         24,494
 10/31/2015              23,352                         25,894
 11/30/2015              23,313                         25,826
 12/31/2015              23,609                         26,209
 1/31/2016               22,009                         24,137
 2/29/2016               21,974                         24,221
 3/31/2016               23,849                         26,394
 4/30/2016               24,343                         26,723
 5/31/2016               24,395                         26,838
 6/30/2016               23,060                         25,094
 7/31/2016               24,586                         26,722
 8/31/2016               24,907                         26,950
 9/30/2016               25,527                         27,597
 10/31/2016              24,776                         26,571
 11/30/2016              23,860                         25,491
 12/31/2016              25,097                         26,839
 1/31/2017               26,200                         27,887
 2/28/2017               26,479                         28,205
 3/31/2017               27,617                         29,376
 4/30/2017               29,330                         31,183
 5/31/2017               30,945                         32,863
 6/30/2017               30,959                         32,701
 7/31/2017               32,147                         34,183
 8/31/2017               32,228                         34,476
 9/30/2017               33,313                         35,655
 10/31/2017              33,268                         35,666
 11/30/2017              33,335                         35,846
 12/31/2017              34,054                         36,763
 1/31/2018               36,408                         39,277
 2/28/2018               34,868                         37,545
 3/31/2018               34,350                         36,854
 4/30/2018               34,434                         37,476
 5/31/2018               33,757                         36,547
 6/30/2018               33,081                         36,094
 7/31/2018               33,994                         37,000
 8/31/2018               33,585                         36,667
 9/30/2018               32,936                         35,922
 10/31/2018              29,683                         32,281

AVERAGE ANNUAL
TOTAL RETURN                         ONE YEAR   FIVE YEARS TEN YEARS
--------------                      ----------  ---------- ---------
                                        -10.78%      6.41%     11.49%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE CANADIAN SMALL COMPANY SERIES VS.
MSCI CANADA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]


                           The                     MSCI Canada Small Cap
                Canadian Small Company Series      Index (net dividends)
               -------------------------------    -----------------------
 10/31/2008                 $10,000                      $10,000
 11/30/2008                   8,708                        9,098
 12/31/2008                   9,375                        9,549
 1/31/2009                    9,438                        9,645
 2/28/2009                    8,583                        8,887
 3/31/2009                    9,125                        9,395
 4/30/2009                   11,042                       10,906
 5/31/2009                   13,208                       13,213
 6/30/2009                   12,396                       12,412
 7/31/2009                   13,958                       13,959
 8/31/2009                   14,417                       14,486
 9/30/2009                   16,479                       16,276
 10/31/2009                  16,167                       16,384
 11/30/2009                  17,542                       17,758
 12/31/2009                  18,667                       18,802
 1/31/2010                   17,792                       18,021
 2/28/2010                   18,854                       19,219
 3/31/2010                   20,354                       20,859
 4/30/2010                   21,083                       21,730
 5/31/2010                   19,062                       19,813
 6/30/2010                   18,187                       18,884
 7/31/2010                   19,667                       20,421
 8/31/2010                   19,437                       20,357
 9/30/2010                   21,729                       22,586
 10/31/2010                  23,146                       23,954
 11/30/2010                  24,271                       24,961
 12/31/2010                  26,750                       27,257
 1/31/2011                   26,625                       26,938
 2/28/2011                   28,458                       28,719
 3/31/2011                   28,500                       28,726
 4/30/2011                   29,042                       29,597
 5/31/2011                   27,833                       28,406
 6/30/2011                   26,292                       26,958
 7/31/2011                   26,688                       27,671
 8/31/2011                   24,667                       26,025
 9/30/2011                   20,000                       21,261
 10/31/2011                  23,208                       24,293
 11/30/2011                  22,396                       23,659
 12/31/2011                  22,042                       23,172
 1/31/2012                   23,938                       25,071
 2/29/2012                   24,854                       25,968
 3/31/2012                   23,750                       24,596
 4/30/2012                   23,208                       24,398
 5/31/2012                   20,500                       21,553
 6/30/2012                   20,542                       21,486
 7/31/2012                   21,104                       22,229
 8/31/2012                   22,000                       23,153
 9/30/2012                   22,938                       24,322
 10/31/2012                  22,625                       23,886
 11/30/2012                  22,250                       23,352
 12/31/2012                  22,771                       23,733
 1/31/2013                   23,438                       24,219
 2/28/2013                   22,292                       23,045
 3/31/2013                   22,938                       23,590
 4/30/2013                   22,188                       23,057
 5/31/2013                   21,833                       22,491
 6/30/2013                   20,938                       21,104
 7/31/2013                   22,479                       22,726
 8/31/2013                   22,271                       22,472
 9/30/2013                   23,271                       23,338
 10/31/2013                  23,917                       23,864
 11/30/2013                  23,604                       23,282
 12/31/2013                  24,188                       23,861
 1/31/2014                   23,438                       23,057
 2/28/2014                   24,938                       24,659
 3/31/2014                   25,292                       24,879
 4/30/2014                   26,396                       25,829
 5/31/2014                   26,438                       25,852
 6/30/2014                   28,438                       28,049
 7/31/2014                   27,104                       26,824
 8/31/2014                   28,042                       27,746
 9/30/2014                   24,833                       24,810
 10/31/2014                  23,000                       23,148
 11/30/2014                  22,354                       22,501
 12/31/2014                  21,833                       21,915
 1/31/2015                   19,625                       19,835
 2/28/2015                   20,833                       20,951
 3/31/2015                   19,896                       20,050
 4/30/2015                   22,083                       22,016
 5/31/2015                   21,313                       21,277
 6/30/2015                   20,438                       20,548
 7/31/2015                   17,938                       18,532
 8/31/2015                   17,438                       17,586
 9/30/2015                   16,188                       16,534
 10/31/2015                  17,250                       17,424
 11/30/2015                  16,604                       16,927
 12/31/2015                  15,813                       15,731
 1/31/2016                   15,083                       15,029
 2/29/2016                   16,354                       16,276
 3/31/2016                   18,104                       18,165
 4/30/2016                   20,750                       20,392
 5/31/2016                   19,958                       19,651
 6/30/2016                   20,938                       20,480
 7/31/2016                   21,583                       21,342
 8/31/2016                   21,125                       20,680
 9/30/2016                   21,563                       20,941
 10/31/2016                  20,833                       20,049
 11/30/2016                  21,354                       20,207
 12/31/2016                  21,896                       20,588
 1/31/2017                   22,875                       21,456
 2/28/2017                   22,375                       21,239
 3/31/2017                   22,771                       21,472
 4/30/2017                   21,875                       20,733
 5/31/2017                   21,583                       20,566
 6/30/2017                   22,521                       21,388
 7/31/2017                   23,188                       21,911
 8/31/2017                   23,479                       22,144
 9/30/2017                   23,896                       22,497
 10/31/2017                  23,354                       22,166
 11/30/2017                  23,250                       22,073
 12/31/2017                  24,333                       23,253
 1/31/2018                   24,375                       23,262
 2/28/2018                   22,604                       21,506
 3/31/2018                   22,438                       21,355
 4/30/2018                   23,458                       22,070
 5/31/2018                   23,833                       22,506
 6/30/2018                   23,667                       22,638
 7/31/2018                   23,708                       22,574
 8/31/2018                   23,167                       22,686
 9/30/2018                   23,000                       22,509
 10/31/2018                  20,917                       20,575

AVERAGE ANNUAL                         ONE        FIVE        TEN
TOTAL RETURN                           YEAR       YEARS      YEARS
--------------                      ----------  ---------  --------
                                        -10.44%     -2.64%     7.66%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS SERIES VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                  [CHART]


                               The            MSCI Emerging Markets Index
                     Emerging Markets Series       (net dividends)
                     -----------------------  ---------------------------
 10/31/2008                 $10,000                   $10,000
 11/30/2008                   9,096                     9,247
 12/31/2008                   9,809                     9,968
 1/31/2009                    9,057                     9,325
 2/28/2009                    8,471                     8,799
 3/31/2009                    9,694                    10,063
 4/30/2009                   11,134                    11,738
 5/31/2009                   13,032                    13,743
 6/30/2009                   12,921                    13,558
 7/31/2009                   14,403                    15,083
 8/31/2009                   14,454                    15,029
 9/30/2009                   15,732                    16,393
 10/31/2009                  15,406                    16,413
 11/30/2009                  16,327                    17,118
 12/31/2009                  16,917                    17,794
 1/31/2010                   15,996                    16,802
 2/28/2010                   16,191                    16,861
 3/31/2010                   17,550                    18,222
 4/30/2010                   17,656                    18,443
 5/31/2010                   16,017                    16,821
 6/30/2010                   16,042                    16,697
 7/31/2010                   17,456                    18,088
 8/31/2010                   17,053                    17,736
 9/30/2010                   18,994                    19,707
 10/31/2010                  19,571                    20,280
 11/30/2010                  19,134                    19,744
 12/31/2010                  20,692                    21,153
 1/31/2011                   20,157                    20,579
 2/28/2011                   20,017                    20,387
 3/31/2011                   21,134                    21,586
 4/30/2011                   21,873                    22,256
 5/31/2011                   21,270                    21,672
 6/30/2011                   21,019                    21,338
 7/31/2011                   20,858                    21,244
 8/31/2011                   19,172                    19,345
 9/30/2011                   16,272                    16,525
 10/31/2011                  18,310                    18,714
 11/30/2011                  17,677                    17,466
 12/31/2011                  17,163                    17,256
 1/31/2012                   19,002                    19,213
 2/29/2012                   20,034                    20,364
 3/31/2012                   19,516                    19,684
 4/30/2012                   19,168                    19,449
 5/31/2012                   17,104                    17,268
 6/30/2012                   17,953                    17,934
 7/31/2012                   18,098                    18,284
 8/31/2012                   18,221                    18,223
 9/30/2012                   19,240                    19,323
 10/31/2012                  19,142                    19,206
 11/30/2012                  19,393                    19,450
 12/31/2012                  20,531                    20,401
 1/31/2013                   20,637                    20,682
 2/28/2013                   20,399                    20,422
 3/31/2013                   20,110                    20,070
 4/30/2013                   20,340                    20,222
 5/31/2013                   19,682                    19,703
 6/30/2013                   18,446                    18,448
 7/31/2013                   18,718                    18,641
 8/31/2013                   18,280                    18,321
 9/30/2013                   19,584                    19,512
 10/31/2013                  20,480                    20,460
 11/30/2013                  20,174                    20,161
 12/31/2013                  19,970                    19,870
 1/31/2014                   18,586                    18,580
 2/28/2014                   19,261                    19,195
 3/31/2014                   19,941                    19,784
 4/30/2014                   20,059                    19,850
 5/31/2014                   20,743                    20,543
 6/30/2014                   21,321                    21,089
 7/31/2014                   21,575                    21,497
 8/31/2014                   22,251                    21,981
 9/30/2014                   20,616                    20,352
 10/31/2014                  20,837                    20,592
 11/30/2014                  20,637                    20,374
 12/31/2014                  19,707                    19,435
 1/31/2015                   19,839                    19,552
 2/28/2015                   20,446                    20,157
 3/31/2015                   20,021                    19,870
 4/30/2015                   21,363                    21,399
 5/31/2015                   20,505                    20,542
 6/30/2015                   20,013                    20,008
 7/31/2015                   18,730                    18,621
 8/31/2015                   17,185                    16,937
 9/30/2015                   16,726                    16,428
 10/31/2015                  17,741                    17,599
 11/30/2015                  17,125                    16,913
 12/31/2015                  16,658                    16,536
 1/31/2016                   15,962                    15,463
 2/29/2016                   15,864                    15,438
 3/31/2016                   17,966                    17,481
 4/30/2016                   18,076                    17,576
 5/31/2016                   17,376                    16,920
 6/30/2016                   18,293                    17,596
 7/31/2016                   19,236                    18,482
 8/31/2016                   19,469                    18,941
 9/30/2016                   19,728                    19,185
 10/31/2016                  19,771                    19,230
 11/30/2016                  18,747                    18,345
 12/31/2016                  18,756                    18,386
 1/31/2017                   19,877                    19,392
 2/28/2017                   20,548                    19,985
 3/31/2017                   21,210                    20,490
 4/30/2017                   21,626                    20,939
 5/31/2017                   22,276                    21,558
 6/30/2017                   22,488                    21,775
 7/31/2017                   23,677                    23,073
 8/31/2017                   24,178                    23,587
 9/30/2017                   23,949                    23,493
 10/31/2017                  24,764                    24,317
 11/30/2017                  24,845                    24,366
 12/31/2017                  25,694                    25,240
 1/31/2018                   27,639                    27,344
 2/28/2018                   26,314                    26,083
 3/31/2018                   26,191                    25,598
 4/30/2018                   25,860                    25,485
 5/31/2018                   24,849                    24,582
 6/30/2018                   23,792                    23,560
 7/31/2018                   24,658                    24,078
 8/31/2018                   24,098                    23,427
 9/30/2018                   23,813                    23,303
 10/31/2018                  21,834                    21,273

AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  --------
                                        -11.83%     1.29%     8.12%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

THE EMERGING MARKETS SMALL CAP SERIES VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                             [CHART]


             The Emerging Markets       MSCI Emerging Markets
               Small Cap Series         Index (net dividends)
             --------------------       ---------------------
10/31/2008           $10,000                   $10,000
11/30/2008             9,393                     9,247
12/31/2008            10,727                     9,968
1/31/2009              9,910                     9,325
2/28/2009              9,303                     8,799
3/31/2009             10,586                    10,063
4/30/2009             12,732                    11,738
5/31/2009             15,624                    13,743
6/30/2009             15,549                    13,558
7/31/2009             17,539                    15,083
8/31/2009             17,749                    15,029
9/30/2009             19,233                    16,393
10/31/2009            19,218                    16,413
11/30/2009            20,361                    17,118
12/31/2009            21,484                    17,794
1/31/2010             20,541                    16,802
2/28/2010             20,897                    16,861
3/31/2010             22,687                    18,222
4/30/2010             23,063                    18,443
5/31/2010             20,752                    16,821
6/30/2010             21,308                    16,697
7/31/2010             23,273                    18,088
8/31/2010             23,388                    17,736
9/30/2010             26,236                    19,707
10/31/2010            27,283                    20,280
11/30/2010            26,556                    19,744
12/31/2010            28,085                    21,153
1/31/2011             26,907                    20,579
2/28/2011             26,125                    20,387
3/31/2011             27,584                    21,586
4/30/2011             29,043                    22,256
5/31/2011             28,396                    21,672
6/30/2011             28,391                    21,338
7/31/2011             28,717                    21,244
8/31/2011             26,000                    19,345
9/30/2011             21,383                    16,525
10/31/2011            23,754                    18,714
11/30/2011            22,607                    17,466
12/31/2011            22,005                    17,256
1/31/2012             24,496                    19,213
2/29/2012             26,506                    20,364
3/31/2012             25,835                    19,684
4/30/2012             25,218                    19,449
5/31/2012             22,922                    17,268
6/30/2012             23,799                    17,934
7/31/2012             23,519                    18,284
8/31/2012             24,135                    18,223
9/30/2012             25,549                    19,323
10/31/2012            25,464                    19,206
11/30/2012            25,915                    19,450
12/31/2012            27,519                    20,401
1/31/2013             28,035                    20,682
2/28/2013             28,331                    20,422
3/31/2013             28,211                    20,070
4/30/2013             28,787                    20,222
5/31/2013             28,391                    19,703
6/30/2013             25,935                    18,448
7/31/2013             26,065                    18,641
8/31/2013             24,987                    18,321
9/30/2013             26,822                    19,512
10/31/2013            27,860                    20,460
11/30/2013            27,474                    20,161
12/31/2013            27,258                    19,870
1/31/2014             26,100                    18,580
2/28/2014             27,273                    19,195
3/31/2014             28,216                    19,784
4/30/2014             28,451                    19,850
5/31/2014             29,429                    20,543
6/30/2014             30,201                    21,089
7/31/2014             30,276                    21,497
8/31/2014             31,218                    21,981
9/30/2014             29,679                    20,352
10/31/2014            29,419                    20,592
11/30/2014            29,098                    20,374
12/31/2014            28,211                    19,435
1/31/2015             28,672                    19,552
2/28/2015             29,414                    20,157
3/31/2015             29,198                    19,870
4/30/2015             31,283                    21,399
5/31/2015             30,862                    20,542
6/30/2015             29,815                    20,008
7/31/2015             27,995                    18,621
8/31/2015             25,263                    16,937
9/30/2015             25,228                    16,428
10/31/2015            26,647                    17,599
11/30/2015            26,105                    16,913
12/31/2015            25,870                    16,536
1/31/2016             24,341                    15,463
2/29/2016             24,241                    15,438
3/31/2016             27,228                    17,481
4/30/2016             27,930                    17,576
5/31/2016             26,772                    16,920
6/30/2016             28,256                    17,596
7/31/2016             29,905                    18,482
8/31/2016             30,100                    18,941
9/30/2016             30,607                    19,185
10/31/2016            30,496                    19,230
11/30/2016            28,652                    18,345
12/31/2016            28,832                    18,386
1/31/2017             30,516                    19,392
2/28/2017             32,125                    19,985
3/31/2017             33,133                    20,490
4/30/2017             33,564                    20,939
5/31/2017             33,709                    21,558
6/30/2017             33,930                    21,775
7/31/2017             35,368                    23,073
8/31/2017             36,185                    23,587
9/30/2017             36,025                    23,493
10/31/2017            37,068                    24,317
11/30/2017            37,644                    24,366
12/31/2017            39,168                    25,240
1/31/2018             41,734                    27,344
2/28/2018             39,980                    26,083
3/31/2018             39,769                    25,598
4/30/2018             39,393                    25,485
5/31/2018             38,526                    24,582
6/30/2018             35,955                    23,560
7/31/2018             36,546                    24,078
8/31/2018             35,489                    23,427
9/30/2018             34,361                    23,303
10/31/2018            31,113                    21,273

AVERAGE ANNUAL                         ONE        FIVE       TEN
TOTAL RETURN                           YEAR       YEARS     YEARS
--------------                      ----------  --------  ---------
                                        -16.06%     2.23%     12.02%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

     TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
-----------------------------------------------------------
Russell 3000(R) Index....................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)................ 1.42%
Russell 2000(R) Index (small-cap stocks).................... 1.85%
Russell Midcap(R) Index (mid-cap stocks).................... 2.79%
Russell 1000(R) Index (large-cap stocks).................... 6.98%
Dow Jones U.S. Select REIT Index /SM /...................... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.


     TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
-----------------------------------------------------------
Russell 2000(R) Value Index (small-cap value stocks)........ -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)......  4.13%
Russell 1000(R) Value Index (large-cap value stocks)........  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks)...... 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE CAP VALUE SERIES

   The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of the U.S. market. As of October 31, 2018, the Series held approximately 320 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were 2.95% for the Series and 3.03% for the Russell 1000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Series' greater exposure to smaller large-cap stocks detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Series' greater emphasis on value stocks also detracted from relative performance. Conversely, the Series' emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Series' general exclusions of real estate investment trusts (REITs) and certain utilities also benefited relative performance, as REITs and utilities generally underperformed in the U.S.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

  12 MONTHS ENDED OCTOBER 31, 2018
  --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         -6.76%

MSCI World ex USA Mid Cap Index............................. -8.02%
MSCI World ex USA Small Cap Index........................... -7.75%
MSCI World ex USA Value Index............................... -7.54%
MSCI World ex USA Growth Index.............................. -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

  12 MONTHS ENDED OCTOBER 31, 2018
  --------------------------------

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP          ------------ ----------------------
Japan.......................................................     -4.22%            -3.56%
United Kingdom..............................................     -0.91%            -4.65%
France......................................................     -4.30%            -6.92%
Canada......................................................     -4.08%            -5.84%
Germany.....................................................    -12.26%           -14.66%
Switzerland.................................................      0.19%            -0.72%
Australia...................................................      2.96%            -4.83%
Hong Kong...................................................     -8.47%            -8.88%
Netherlands.................................................     -7.68%            -9.99%
Spain.......................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

  12 MONTHS ENDED OCTOBER 31, 2018
  --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         -12.52%
MSCI Emerging Markets Mid Cap Index.........................         -11.85%
MSCI Emerging Markets Small Cap Index.......................         -17.21%
MSCI Emerging Markets Value Index...........................          -8.27%
MSCI Emerging Markets Growth Index..........................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

  12 MONTHS ENDED OCTOBER 31, 2018
  --------------------------------

                                                                          RETURN IN U.S.
                                                             LOCAL RETURN    DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP                   ------------ --------------
China.......................................................    -16.33%       -16.73%
Korea.......................................................    -18.52%       -19.90%
Taiwan......................................................     -6.62%        -8.98%
India.......................................................     -0.01%       -12.42%
Brazil......................................................     18.95%         4.76%
South Africa................................................    -13.80%       -17.45%
Russia......................................................     22.79%        10.69%
Mexico......................................................     -9.54%       -14.55%
Thailand....................................................      4.01%         4.23%
Malaysia....................................................     -0.18%         0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

THE DFA INTERNATIONAL VALUE SERIES

   The DFA International Value Series is designed to capture the returns of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of developed ex U.S. markets. As of October 31, 2018, the Series held approximately 530 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -8.10% for the Series and -6.76% for the MSCI World ex USA Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Series' focus on value stocks detracted from performance relative to the benchmark. Conversely, the Series' emphasis on higher-profitability stocks within the value segment of the market had a positive impact on relative performance, as these stocks generally outperformed.

THE JAPANESE SMALL COMPANY SERIES

   The Japanese Small Company Series is designed to capture the returns of Japanese small company stocks. The Series generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Series held over 1,800 securities. In general, cash exposure was low throughout the year with an average cash balance of less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -7.46% for the Series and -6.01% for the MSCI Japan Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the Japanese equity market rather than by the behavior of a limited number of stocks. The Series' general exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in Japan.

THE ASIA PACIFIC SMALL COMPANY SERIES

   The Asia Pacific Small Company Series is designed to capture the returns of small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Series held approximately 900 securities across the eligible countries. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -8.14% for the Series and -9.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in Asia Pacific equity markets rather than by the behavior of a limited number of stocks. The Series and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Series relative to the benchmark, which in turn led to differences in holdings between the Series and the benchmark. These holdings differences contributed positively to the Series' performance relative to the benchmark. At the sector level, the Series' general exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in Asia Pacific (ex Japan) markets.

THE UNITED KINGDOM SMALL COMPANY SERIES

   The United Kingdom Small Company Series is designed to capture the returns of small company stocks in the U.K. The Series generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Series held approximately 350 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -8.90% for the Series and -7.85% for the MSCI United Kingdom Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.K. equity market rather than by the behavior of a limited number of stocks. The Series' general exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in the U.K.

THE CONTINENTAL SMALL COMPANY SERIES

   The Continental Small Company Series is designed to capture the returns of small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Series held approximately 1,200 securities in 15 eligible countries. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -10.78% for the Series and -9.49% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in European ex U.K. equity markets rather than by the behavior of a limited number of stocks. The Series and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Series relative to the benchmark, which in turn led to differences in holdings between the Series and the benchmark. These holdings differences detracted from the Series' performance relative to the benchmark. At the sector level, the Series' general exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in continental Europe (ex U.K.) markets.

THE CANADIAN SMALL COMPANY SERIES

   The Canadian Small Company Series is designed to capture the returns of small company stocks in Canada. The Series generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2018, the Series held approximately 300 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -10.44% for the Series and -7.18% for the MSCI Canada Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the Canadian equity market rather than by the behavior of a limited number of stocks. The Series' greater exposure to the smallest stocks and consequent lesser allocation to other small-cap stocks detracted from performance relative to the benchmark, as the smallest stocks generally underperformed in Canada. At the sector level, the Series' general exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in Canada.

THE EMERGING MARKETS SERIES

   The Emerging Markets Series is designed to capture the returns of large-cap stocks in selected emerging markets countries. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of emerging markets. As of October 31, 2018, the Series held approximately 1,200 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -11.83% for the Series and -12.52% for the MSCI Emerging Markets Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Series' greater emphasis on low relative price (value) stocks had a positive impact on performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. Additionally, the Series' greater emphasis on stocks with higher profitability benefited relative performance, as higher-profitability stocks outperformed lower-profitability stocks in emerging markets.

THE EMERGING MARKETS SMALL CAP SERIES

   The Emerging Markets Small Cap Series is designed to capture the returns of small company stocks in selected emerging markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Series held approximately 4,300 securities across 18 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were -16.06% for the Series and -12.52% for the MSCI Emerging Markets Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was principally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks, the Series' focus on small-caps detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks).

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
-                                                            --------- --------- ---------- ---------
THE U.S. LARGE CAP VALUE SERIES
-------------------------------
Actual Fund Return.......................................... $1,000.00 $  993.00    0.11%     $0.55
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.65    0.11%     $0.56
THE DFA INTERNATIONAL VALUE SERIES
----------------------------------
Actual Fund Return.......................................... $1,000.00 $  874.50    0.20%     $0.94
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.20    0.20%     $1.02

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                         BEGINNING  ENDING              EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                           VALUE    VALUE     EXPENSE    DURING
                                         05/01/18  10/31/18   RATIO(1)  PERIOD(1)
-                                        --------- --------- ---------- ---------
THE JAPANESE SMALL COMPANY SERIES
---------------------------------
Actual Fund Return...................... $1,000.00 $  871.00    0.12%     $0.57
Hypothetical 5% Annual Return........... $1,000.00 $1,024.60    0.12%     $0.61
THE ASIA PACIFIC SMALL COMPANY SERIES
-------------------------------------
Actual Fund Return...................... $1,000.00 $  883.60    0.12%     $0.57
Hypothetical 5% Annual Return........... $1,000.00 $1,024.60    0.12%     $0.61
THE UNITED KINGDOM SMALL COMPANY SERIES
---------------------------------------
Actual Fund Return...................... $1,000.00 $  870.30    0.11%     $0.52
Hypothetical 5% Annual Return........... $1,000.00 $1,024.65    0.11%     $0.56
THE CONTINENTAL SMALL COMPANY SERIES
------------------------------------
Actual Fund Return...................... $1,000.00 $  862.00    0.11%     $0.52
Hypothetical 5% Annual Return........... $1,000.00 $1,024.65    0.11%     $0.56
THE CANADIAN SMALL COMPANY SERIES
---------------------------------
Actual Fund Return...................... $1,000.00 $  891.70    0.11%     $0.52
Hypothetical 5% Annual Return........... $1,000.00 $1,024.65    0.11%     $0.56
THE EMERGING MARKETS SERIES
---------------------------
Actual Fund Return...................... $1,000.00 $  844.30    0.12%     $0.56
Hypothetical 5% Annual Return........... $1,000.00 $1,024.60    0.12%     $0.61
THE EMERGING MARKETS SMALL CAP SERIES
-------------------------------------
Actual Fund Return...................... $1,000.00 $  789.80    0.22%     $0.99
Hypothetical 5% Annual Return........... $1,000.00 $1,024.10    0.22%     $1.12

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        THE U.S. LARGE CAP VALUE SERIES

Communication Services.   8.9%
Consumer Discretionary.   6.8%
Consumer Staples.......   5.2%
Energy.................  14.6%
Financials.............  22.6%
Health Care............  17.0%
Industrials............   8.9%
Information Technology.  11.3%
Materials..............   4.2%
Real Estate............   0.2%
Utilities..............   0.3%
                        -----
                        100.0%

                      THE DFA INTERNATIONAL VALUE SERIES

Communication Services.   4.0%
Consumer Discretionary.  14.6%
Consumer Staples.......   3.5%
Energy.................  15.3%
Financials.............  29.4%
Health Care............   4.1%
Industrials............   8.8%
Information Technology.   2.5%
Materials..............  13.4%
Real Estate............   2.7%
Utilities..............   1.7%
                        -----
                        100.0%

                       THE JAPANESE SMALL COMPANY SERIES

Communication Services.   3.1%
Consumer Discretionary.  18.7%
Consumer Staples.......   8.0%
Energy.................   0.8%
Financials.............   8.7%
Health Care............   5.4%
Industrials............  28.8%
Information Technology.  13.1%
Materials..............  10.5%
Real Estate............   1.8%
Utilities..............   1.1%
                        -----
                        100.0%


                     THE ASIA PACIFIC SMALL COMPANY SERIES

Communication Services.   8.7%
Consumer Discretionary.  18.5%
Consumer Staples.......   7.2%
Energy.................   3.6%
Financials.............  11.1%
Health Care............   5.5%
Industrials............  15.2%
Information Technology.   6.9%
Materials..............  13.9%
Real Estate............   6.9%
Utilities..............   2.5%
                        -----
                        100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED


                    THE UNITED KINGDOM SMALL COMPANY SERIES

Communication Services.   6.6%
Consumer Discretionary.  20.8%
Consumer Staples.......   4.8%
Energy.................   5.0%
Financials.............  16.4%
Health Care............   3.2%
Industrials............  26.4%
Information Technology.   5.7%
Materials..............   6.2%
Real Estate............   2.7%
Utilities..............   2.2%
                        -----
                        100.0%

                     THE CONTINENTAL SMALL COMPANY SERIES

Communication Services.   6.5%
Consumer Discretionary.   9.8%
Consumer Staples.......   5.5%
Energy.................   4.5%
Financials.............  11.9%
Health Care............   7.6%
Industrials............  26.4%
Information Technology.   9.6%
Materials..............   8.2%
Real Estate............   6.6%
Utilities..............   3.4%
                        -----
                        100.0%

                       THE CANADIAN SMALL COMPANY SERIES

Communication Services.   2.4%
Consumer Discretionary.   5.9%
Consumer Staples.......   5.4%
Energy.................  22.0%
Financials.............   9.4%
Health Care............   1.4%
Industrials............  12.3%
Information Technology.   4.8%
Materials..............  25.7%
Real Estate............   4.4%
Utilities..............   6.3%
                        -----
                        100.0%

                          THE EMERGING MARKETS SERIES

Communication Services.   9.9%
Consumer Discretionary.   8.5%
Consumer Staples.......   8.0%
Energy.................   8.2%
Financials.............  22.1%
Health Care............   2.5%
Industrials............   7.1%
Information Technology.  17.9%
Materials..............  10.7%
Real Estate............   2.2%
Utilities..............   2.9%
                        -----
                        100.0%

                     THE EMERGING MARKETS SMALL CAP SERIES

Communication Services.   3.7%
Consumer Discretionary.  15.7%
Consumer Staples.......   8.2%
Energy.................   1.5%
Financials.............   8.4%
Health Care............   7.0%
Industrials............  14.6%
Information Technology.  14.7%
Materials..............  12.9%
Real Estate............   7.5%
Utilities..............   5.8%
                        -----
                        100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                  PERCENTAGE
                                                                        SHARES       VALUE+     OF NET ASSETS++
                                                                      ---------- -------------- ---------------
COMMON STOCKS -- (97.4%)
COMMUNICATION SERVICES -- (8.7%)
    AT&T, Inc........................................................ 34,933,504 $1,071,759,903       3.7%
*   Charter Communications, Inc., Class A............................    962,932    308,494,525       1.1%
    Comcast Corp., Class A........................................... 21,585,011    823,252,320       2.8%
    Other Securities.................................................               386,914,006       1.2%
                                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES.........................................             2,590,420,754       8.8%
                                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (6.6%)
    Ford Motor Co.................................................... 16,051,999    153,296,590       0.5%
    General Motors Co................................................  6,055,833    221,582,929       0.8%
    Other Securities.................................................             1,604,291,957       5.5%
                                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................             1,979,171,476       6.8%
                                                                                 --------------      ----
CONSUMER STAPLES -- (5.1%)
    Mondelez International, Inc., Class A............................  3,672,444    154,169,199       0.5%
    Walgreens Boots Alliance, Inc....................................  3,095,947    246,963,692       0.9%
    Walmart, Inc.....................................................  5,346,820    536,179,110       1.8%
    Other Securities.................................................               573,560,285       2.0%
                                                                                 --------------      ----
TOTAL CONSUMER STAPLES...............................................             1,510,872,286       5.2%
                                                                                 --------------      ----
ENERGY -- (14.2%)
    Chevron Corp.....................................................  5,892,482    657,895,615       2.2%
    ConocoPhillips...................................................  4,754,869    332,365,343       1.1%
    Exxon Mobil Corp................................................. 14,096,229  1,123,187,527       3.8%
    Marathon Petroleum Corp..........................................  4,431,554    312,202,979       1.1%
    Occidental Petroleum Corp........................................  3,043,574    204,132,508       0.7%
    Valero Energy Corp...............................................  2,730,237    248,697,288       0.8%
    Other Securities.................................................             1,345,876,714       4.7%
                                                                                 --------------      ----
TOTAL ENERGY.........................................................             4,224,357,974      14.4%
                                                                                 --------------      ----
FINANCIALS -- (22.0%)
    Bank of America Corp............................................. 22,911,090    630,054,975       2.2%
    Bank of New York Mellon Corp. (The)..............................  4,090,441    193,600,573       0.7%
*   Berkshire Hathaway, Inc., Class B................................  2,931,466    601,771,341       2.1%
    Capital One Financial Corp.......................................  2,121,634    189,461,916       0.6%
    Citigroup, Inc...................................................  7,448,262    487,563,231       1.7%
    Goldman Sachs Group, Inc. (The)..................................  1,502,760    338,677,021       1.2%
    JPMorgan Chase & Co..............................................  5,691,942    620,535,517       2.1%
    Morgan Stanley...................................................  5,437,628    248,282,094       0.8%
    PNC Financial Services Group, Inc. (The).........................  1,313,525    168,774,827       0.6%
    Travelers Cos., Inc. (The).......................................  1,165,331    145,817,868       0.5%
    Wells Fargo & Co................................................. 17,488,141    930,893,745       3.2%
    Other Securities.................................................             1,985,908,260       6.7%
                                                                                 --------------      ----
TOTAL FINANCIALS                                                                  6,541,341,368      22.4%
                                                                                 --------------      ----
HEALTH CARE -- (16.5%)
    Abbott Laboratories..............................................  4,212,247    290,392,308       1.0%
    Aetna, Inc.......................................................  1,816,031    360,300,550       1.2%
    Anthem, Inc......................................................  1,376,563    379,339,466       1.3%
*   Centene Corp.....................................................  1,211,523    157,885,677       0.5%
    Cigna Corp.......................................................    814,507    174,149,742       0.6%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED


                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
HEALTH CARE -- (Continued)
      CVS Health Corp..................................................   4,705,478 $   340,629,552        1.2%
      Danaher Corp.....................................................   1,886,239     187,492,157        0.6%
*     Express Scripts Holding Co.......................................   2,740,464     265,742,794        0.9%
      Humana, Inc......................................................     545,028     174,632,422        0.6%
      Medtronic P.L.C..................................................   4,359,974     391,612,865        1.3%
      Pfizer, Inc......................................................  25,544,930   1,099,964,686        3.8%
      Thermo Fisher Scientific, Inc....................................   1,073,774     250,887,295        0.9%
      Other Securities.................................................                 844,289,133        2.9%
                                                                                    ---------------      -----
TOTAL HEALTH CARE.                                                                    4,917,318,647       16.8%
                                                                                    ---------------      -----
INDUSTRIALS -- (8.7%)
      Delta Air Lines, Inc.............................................   2,950,569     161,484,641        0.6%
      FedEx Corp.......................................................     947,923     208,865,354        0.7%
      Norfolk Southern Corp............................................   1,385,379     232,508,158        0.8%
      Republic Services, Inc...........................................   1,929,874     140,263,242        0.5%
*     United Continental Holdings, Inc.................................   1,696,416     145,060,532        0.5%
      Other Securities.................................................               1,703,425,795        5.7%
                                                                                    ---------------      -----
TOTAL INDUSTRIALS......................................................               2,591,607,722        8.8%
                                                                                    ---------------      -----
INFORMATION TECHNOLOGY -- (11.0%)
      CA, Inc..........................................................   3,016,908     133,830,039        0.5%
      Cisco Systems, Inc...............................................   5,345,814     244,570,990        0.8%
      Fidelity National Information Services, Inc......................   1,297,798     135,100,772        0.5%
      HP, Inc..........................................................   9,619,949     232,225,569        0.8%
      Intel Corp.......................................................  22,880,867   1,072,655,045        3.7%
*     Micron Technology, Inc...........................................   5,266,057     198,635,670        0.7%
      Other Securities.................................................               1,247,474,861        4.2%
                                                                                    ---------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................               3,264,492,946       11.2%
                                                                                    ---------------      -----
MATERIALS -- (4.1%)
      DowDuPont, Inc...................................................   3,009,073     162,249,216        0.6%
      Nucor Corp.......................................................   2,499,919     147,795,211        0.5%
      Other Securities.................................................                 909,072,691        3.1%
                                                                                    ---------------      -----
TOTAL MATERIALS........................................................               1,219,117,118        4.2%
                                                                                    ---------------      -----
REAL ESTATE -- (0.2%)
      Other Securities.................................................                  51,111,313        0.2%
                                                                                    ---------------      -----
UTILITIES -- (0.3%)
      Other Securities.................................................                  80,311,092        0.3%
                                                                                    ---------------      -----
TOTAL COMMON STOCKS....................................................              28,970,122,696       99.1%
                                                                                    ---------------      -----
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market Fund,
        2.090%                                                          254,325,822     254,325,822        0.9%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (1.7%)
@(S)  DFA Short Term Investment Fund...................................  44,660,829     516,725,797        1.7%
                                                                                    ---------------      -----
      TOTAL INVESTMENTS--(100.0%) (Cost $22,308,146,322)...............             $29,741,174,315      101.7%
                                                                                    ===============      =====

THE U.S. LARGE CAP VALUE SERIES

CONTINUED


As of October 31, 2018, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................   1,505    12/21/18  $217,728,490 $204,010,275  $(13,718,215)
                                                                        ------------ ------------  ------------
TOTAL FUTURES CONTRACTS...........................                      $217,728,490 $204,010,275  $(13,718,215)
                                                                        ============ ============  ============

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------------
                                                                 LEVEL 1        LEVEL 2    LEVEL 3      TOTAL
                                                             ---------------  ------------ ------- ---------------
Common Stocks
   Communication Services................................... $ 2,590,420,754            --   --    $ 2,590,420,754
   Consumer Discretionary...................................   1,979,171,476            --   --      1,979,171,476
   Consumer Staples.........................................   1,510,872,286            --   --      1,510,872,286
   Energy...................................................   4,224,357,974            --   --      4,224,357,974
   Financials...............................................   6,541,341,368            --   --      6,541,341,368
   Health Care..............................................   4,917,318,647            --   --      4,917,318,647
   Industrials..............................................   2,591,607,722            --   --      2,591,607,722
   Information Technology...................................   3,264,492,946            --   --      3,264,492,946
   Materials................................................   1,219,117,118            --   --      1,219,117,118
   Real Estate..............................................      51,111,313            --   --         51,111,313
   Utilities................................................      80,311,092            --   --         80,311,092
Temporary Cash Investments..................................     254,325,822            --   --        254,325,822
Securities Lending Collateral...............................              --  $516,725,797   --        516,725,797
Futures Contracts**.........................................     (13,718,215)           --   --        (13,718,215)
                                                             ---------------  ------------   --    ---------------
TOTAL....................................................... $29,210,730,303  $516,725,797   --    $29,727,456,100
                                                             ===============  ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.9%)
AUSTRALIA -- (5.5%)
#   Australia & New Zealand Banking Group, Ltd....................... 10,195,581         $  187,666,580                1.5%
    Woodside Petroleum, Ltd..........................................  2,587,772             63,711,646                0.5%
    Other Securities.................................................                       430,286,109                3.6%
                                                                                         --------------               ----
TOTAL AUSTRALIA......................................................                       681,664,335                5.6%
                                                                                         --------------               ----
AUSTRIA -- (0.0%)
    Other Securities.................................................                         6,092,849                0.1%
                                                                                         --------------               ----
BELGIUM -- (1.0%)
    Other Securities.................................................                       131,301,630                1.1%
                                                                                         --------------               ----
CANADA -- (7.9%)
#   Bank of Montreal.................................................  1,488,882            111,279,041                0.9%
    Suncor Energy, Inc...............................................  3,317,433            111,282,512                0.9%
    Other Securities.................................................                       766,839,355                6.3%
                                                                                         --------------               ----
TOTAL CANADA.........................................................                       989,400,908                8.1%
                                                                                         --------------               ----
DENMARK -- (1.5%)
    Other Securities.................................................                       186,467,098                1.5%
                                                                                         --------------               ----
FINLAND -- (1.0%)
    Other Securities.................................................                       124,986,171                1.0%
                                                                                         --------------               ----
FRANCE -- (9.9%)
    AXA SA...........................................................  2,859,375             71,560,646                0.6%
    BNP Paribas SA...................................................  2,405,711            125,371,327                1.0%
    Cie de Saint-Gobain..............................................  1,493,206             56,251,213                0.5%
    Orange SA........................................................  5,978,647             93,316,814                0.8%
    Peugeot SA.......................................................  3,133,702             74,490,548                0.6%
    Renault SA.......................................................  1,007,824             75,258,162                0.6%
#   Total SA.........................................................  6,786,891            398,223,709                3.3%
    Other Securities.................................................                       335,898,281                2.7%
                                                                                         --------------               ----
TOTAL FRANCE.........................................................                     1,230,370,700               10.1%
                                                                                         --------------               ----
GERMANY -- (6.7%)
    Bayerische Motoren Werke AG......................................  1,225,665            105,542,991                0.9%
    Daimler AG.......................................................  3,530,733            209,148,616                1.7%
    RWE AG...........................................................  3,190,800             62,074,493                0.5%
    Other Securities.................................................                       454,186,408                3.7%
                                                                                         --------------               ----
TOTAL GERMANY........................................................                       830,952,508                6.8%
                                                                                         --------------               ----
HONG KONG -- (2.8%)
    CK Hutchison Holdings, Ltd.......................................  7,657,984             77,132,126                0.6%
    Sun Hung Kai Properties, Ltd.....................................  4,291,920             55,778,561                0.5%
    Other Securities.................................................                       211,095,023                1.7%
                                                                                         --------------               ----
TOTAL HONG KONG......................................................                       344,005,710                2.8%
                                                                                         --------------               ----
IRELAND -- (0.3%)
    Other Securities.................................................                        35,713,059                0.3%
                                                                                         --------------               ----

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED


                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
ISRAEL -- (0.4%)
    Other Securities.................................................                    $   51,577,567                0.4%
                                                                                         --------------               ----
ITALY -- (1.6%)
    Other Securities.................................................                       204,538,462                1.7%
                                                                                         --------------               ----
JAPAN -- (22.5%)
    Hitachi, Ltd.....................................................  2,689,700             82,224,653                0.7%
    Honda Motor Co., Ltd.............................................  4,590,300            131,032,550                1.1%
    JXTG Holdings, Inc...............................................  9,040,403             61,085,845                0.5%
    Mitsubishi Corp..................................................  2,342,100             65,919,083                0.5%
    Mitsubishi UFJ Financial Group, Inc.............................. 12,360,306             74,810,611                0.6%
    Mizuho Financial Group, Inc...................................... 32,297,600             55,466,701                0.5%
    Nissan Motor Co., Ltd............................................  6,443,700             58,623,219                0.5%
    ORIX Corp........................................................  3,324,900             54,165,926                0.5%
    Sumitomo Mitsui Financial Group, Inc.............................  2,857,600            111,260,915                0.9%
    Toyota Motor Corp................................................  4,650,190            272,412,454                2.2%
    Other Securities.................................................                     1,834,373,717               15.1%
                                                                                         --------------               ----
TOTAL JAPAN..........................................................                     2,801,375,674               23.1%
                                                                                         --------------               ----
NETHERLANDS -- (3.5%)
    ING Groep NV.....................................................  5,655,087             66,905,287                0.6%
    Koninklijke Ahold Delhaize NV....................................  5,195,538            118,928,527                1.0%
#   Koninklijke DSM NV...............................................    679,114             59,292,631                0.5%
    Other Securities.................................................                       194,237,887                1.5%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       439,364,332                3.6%
                                                                                         --------------               ----
NEW ZEALAND -- (0.2%)
    Other Securities.................................................                        20,194,780                0.2%
                                                                                         --------------               ----
NORWAY -- (0.9%)
    Other Securities.................................................                       109,636,229                0.9%
                                                                                         --------------               ----
PORTUGAL -- (0.0%)
    Other Security...................................................                         4,861,587                0.0%
                                                                                         --------------               ----
SINGAPORE -- (0.9%)
    Other Securities.................................................                       118,142,676                1.0%
                                                                                         --------------               ----
SOUTH AFRICA -- (0.0%)
    Other Securities.................................................                         5,340,658                0.0%
                                                                                         --------------               ----
SPAIN -- (2.3%)
    Banco Santander SA............................................... 37,339,499            177,659,607                1.5%
    Repsol SA........................................................  4,613,186             82,432,298                0.7%
    Other Securities.................................................                        27,627,886                0.2%
                                                                                         --------------               ----
TOTAL SPAIN..........................................................                       287,719,791                2.4%
                                                                                         --------------               ----
SWEDEN -- (2.5%)
    Nordea Bank Abp..................................................  6,227,863             54,125,579                0.5%
    Other Securities.................................................                       255,057,062                2.1%
                                                                                         --------------               ----
TOTAL SWEDEN.........................................................                       309,182,641                2.6%
                                                                                         --------------               ----

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

                                                                                                       PERCENTAGE
                                                           SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ----------- ------------------------------- ---------------
SWITZERLAND -- (7.7%)
      Novartis AG.......................................   2,725,487         $   238,677,155                2.0%
      UBS Group AG......................................   6,119,363              85,531,038                0.7%
      Zurich Insurance Group AG.........................     441,250             136,999,799                1.1%
      Other Securities..................................                         496,279,693                4.1%
                                                                             ---------------              -----
TOTAL SWITZERLAND.......................................                         957,487,685                7.9%
                                                                             ---------------              -----
UNITED KINGDOM -- (15.5%)
#     Anglo American P.L.C..............................   5,896,146             125,843,667                1.0%
      Aviva P.L.C.......................................  11,905,803              65,063,848                0.5%
      BP P.L.C., Sponsored ADR..........................   7,847,784             340,358,392                2.8%
      Glencore P.L.C....................................  21,880,787              89,047,352                0.7%
      HSBC Holdings P.L.C...............................  15,404,835             126,775,678                1.1%
#     HSBC Holdings P.L.C., Sponsored ADR...............   2,714,621             111,543,777                0.9%
      Lloyds Banking Group P.L.C........................ 178,022,807             129,910,115                1.1%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A..   2,913,977             184,134,183                1.5%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B..   3,006,785             197,575,842                1.6%
      Vodafone Group P.L.C..............................  58,351,986             109,733,134                0.9%
      Vodafone Group P.L.C., Sponsored ADR..............   4,011,201              75,932,040                0.6%
      Other Securities..................................                         373,138,261                3.2%
                                                                             ---------------              -----
TOTAL UNITED KINGDOM....................................                       1,929,056,289               15.9%
                                                                             ---------------              -----
UNITED STATES -- (0.3%)
      Other Security....................................                          39,695,031                0.3%
                                                                             ---------------              -----
TOTAL COMMON STOCKS.....................................                      11,839,128,370               97.4%
                                                                             ---------------              -----
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Volkswagen AG.....................................     689,777             115,884,550                0.9%
      Other Securities..................................                          27,206,644                0.3%
                                                                             ---------------              -----
TOTAL GERMANY...........................................                         143,091,194                1.2%
                                                                             ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Security....................................                           1,450,636                0.0%
                                                                             ---------------              -----
TOTAL INVESTMENT SECURITIES.............................                      11,983,670,200
                                                                             ---------------

                                                                                 VALUE+
                                                                     -------------------------------
SECURITIES LENDING COLLATERAL -- (3.9%)
@(S)  DFA Short Term Investment Fund....................  42,184,239             488,071,641                4.0%
                                                                             ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $12,252,986,071)................................                     $12,471,741,841              102.6%
                                                                             ===============              =====

As of October 31, 2018, The DFA International Value Series had entered into the following outstanding futures contracts:

                                                                                                UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL    MARKET    APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE      VALUE    (DEPRECIATION)
-----------                                        --------- ---------- ---------- ---------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future............................    44      12/21/18  $4,270,354 $3,987,500   $(282,854)

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED


                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
S&P 500(R)/ /Emini Index..........................    714     12/21/18  $103,294,447 $ 96,786,270  $(6,508,177)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $107,564,801 $100,773,770  $(6,791,031)
                                                                        ============ ============  ===========

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                                             --------------  --------------- ------- ---------------
Common Stocks
   Australia................................................ $    3,012,806  $   678,651,529   --    $   681,664,335
   Austria..................................................             --        6,092,849   --          6,092,849
   Belgium..................................................             --      131,301,630   --        131,301,630
   Canada...................................................    989,400,908               --   --        989,400,908
   Denmark..................................................             --      186,467,098   --        186,467,098
   Finland..................................................             --      124,986,171   --        124,986,171
   France...................................................             --    1,230,370,700   --      1,230,370,700
   Germany..................................................     60,592,679      770,359,829   --        830,952,508
   Hong Kong................................................             --      344,005,710   --        344,005,710
   Ireland..................................................      5,917,554       29,795,505   --         35,713,059
   Israel...................................................             --       51,577,567   --         51,577,567
   Italy....................................................     28,028,937      176,509,525   --        204,538,462
   Japan....................................................     59,798,491    2,741,577,183   --      2,801,375,674
   Netherlands..............................................     33,222,497      406,141,835   --        439,364,332
   New Zealand..............................................             --       20,194,780   --         20,194,780
   Norway...................................................        237,360      109,398,869   --        109,636,229
   Portugal.................................................             --        4,861,587   --          4,861,587
   Singapore................................................             --      118,142,676   --        118,142,676
   South Africa.............................................             --        5,340,658   --          5,340,658
   Spain....................................................        336,655      287,383,136   --        287,719,791
   Sweden...................................................             --      309,182,641   --        309,182,641
   Switzerland..............................................     71,828,555      885,659,130   --        957,487,685
   United Kingdom...........................................  1,009,984,667      919,071,622   --      1,929,056,289
   United States............................................     39,695,031               --   --         39,695,031
Preferred Stocks
   Germany..................................................             --      143,091,194   --        143,091,194
Rights/Warrants
   Spain....................................................             --        1,450,636   --          1,450,636
Securities Lending Collateral...............................             --      488,071,641   --        488,071,641
Futures Contracts**.........................................     (6,791,031)              --   --         (6,791,031)
                                                             --------------  ---------------   --    ---------------
TOTAL....................................................... $2,295,265,109  $10,169,685,701   --    $12,464,950,810
                                                             ==============  ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (94.6%)
COMMUNICATION SERVICES -- (2.9%)
    Other Securities.................................................                    $116,578,489                 3.0%
                                                                                         ------------                ----
CONSUMER DISCRETIONARY -- (17.7%)
    Aoyama Trading Co., Ltd..........................................   324,200             9,808,171                 0.3%
    Autobacs Seven Co., Ltd..........................................   530,000             8,529,901                 0.2%
#   Colowide Co., Ltd................................................   350,600             8,536,631                 0.2%
    Wacoal Holdings Corp.............................................   364,700            10,055,102                 0.3%
    Other Securities.................................................                     676,136,370                17.6%
                                                                                         ------------                ----
TOTAL CONSUMER DISCRETIONARY.........................................                     713,066,175                18.6%
                                                                                         ------------                ----
CONSUMER STAPLES -- (7.6%)
    Maruha Nichiro Corp..............................................   274,907             9,952,175                 0.3%
    Megmilk Snow Brand Co., Ltd......................................   358,200             8,379,194                 0.2%
    Nippon Suisan Kaisha, Ltd........................................ 2,140,300            13,671,543                 0.4%
    Sapporo Holdings, Ltd............................................   472,400             8,763,286                 0.2%
    Other Securities.................................................                     262,996,152                 6.8%
                                                                                         ------------                ----
TOTAL CONSUMER STAPLES...............................................                     303,762,350                 7.9%
                                                                                         ------------                ----
ENERGY -- (0.8%)
    Other Securities.................................................                      29,926,156                 0.8%
                                                                                         ------------                ----
FINANCIALS -- (8.2%)
    77 Bank, Ltd. (The)..............................................   496,152            10,248,303                 0.3%
    Daishi Hokuetsu Financial Group, Inc.............................   280,800            10,103,674                 0.3%
    Hokuhoku Financial Group, Inc....................................   837,000            10,369,291                 0.3%
    Jafco Co., Ltd...................................................   233,300             8,989,108                 0.2%
    Other Securities.................................................                     291,759,588                 7.6%
                                                                                         ------------                ----
TOTAL FINANCIALS.....................................................                     331,469,964                 8.7%
                                                                                         ------------                ----
HEALTH CARE -- (5.1%)
    Mani, Inc........................................................   182,700             8,395,754                 0.2%
    Miraca Holdings, Inc.............................................   413,600            10,068,684                 0.3%
    Nipro Corp.......................................................   667,500             8,500,090                 0.2%
    Ship Healthcare Holdings, Inc....................................   292,000            10,557,506                 0.3%
#   Toho Holdings Co., Ltd...........................................   367,200             9,619,560                 0.3%
    Other Securities.................................................                     157,559,266                 4.0%
                                                                                         ------------                ----
TOTAL HEALTH CARE....................................................                     204,700,860                 5.3%
                                                                                         ------------                ----
INDUSTRIALS -- (27.2%)
    GS Yuasa Corp....................................................   417,599             8,572,136                 0.2%
    Hanwa Co., Ltd...................................................   255,300             8,360,820                 0.2%
    Hazama Ando Corp................................................. 1,328,800             9,175,851                 0.2%
#   Iwatani Corp.....................................................   264,600             9,346,753                 0.3%
#*  Kawasaki Kisen Kaisha, Ltd.......................................   640,100             8,529,652                 0.2%
    Kokuyo Co., Ltd..................................................   558,125             8,810,923                 0.2%
    Maeda Road Construction Co., Ltd.................................   460,200             8,382,048                 0.2%
*   Mitsui E&S Holdings Co., Ltd.....................................   563,200             9,457,332                 0.3%
    Nichias Corp.....................................................   440,500             9,598,574                 0.3%
    Nikkon Holdings Co., Ltd.........................................   436,100            10,538,138                 0.3%
    Nishimatsu Construction Co., Ltd.................................   392,400             9,147,000                 0.2%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

                                                                                                      PERCENTAGE
                                                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ---------- ------------------------------- ---------------
INDUSTRIALS -- (Continued)
#     Nishi-Nippon Railroad Co., Ltd....................    407,700         $   10,087,015                 0.3%
      Nisshinbo Holdings, Inc...........................  1,109,780             12,217,161                 0.3%
      OKUMA Corp........................................    178,900              8,932,577                 0.2%
      OSG Corp..........................................    421,100              8,689,012                 0.2%
      Penta-Ocean Construction Co., Ltd.................  2,073,400             12,404,450                 0.3%
      SMS Co., Ltd......................................    490,700              8,230,204                 0.2%
#     Trusco Nakayama Corp..............................    335,300              8,460,218                 0.2%
      Ushio, Inc........................................    787,200              9,497,959                 0.3%
      Other Securities..................................                       916,424,147                24.0%
                                                                            --------------               -----
TOTAL INDUSTRIALS.......................................                     1,094,861,970                28.6%
                                                                            --------------               -----
INFORMATION TECHNOLOGY -- (12.4%)
      Amano Corp........................................    438,200              9,317,651                 0.3%
      Ibiden Co., Ltd...................................    810,078             10,002,971                 0.3%
      NET One Systems Co., Ltd..........................    545,000             11,410,271                 0.3%
      Oki Electric Industry Co., Ltd....................    627,500              8,588,853                 0.2%
      Topcon Corp.......................................    773,000             11,231,567                 0.3%
      Ulvac, Inc........................................    284,500              9,265,412                 0.3%
      Other Securities..................................                       437,303,933                11.3%
                                                                            --------------               -----
TOTAL INFORMATION TECHNOLOGY............................                       497,120,658                13.0%
                                                                            --------------               -----
MATERIALS -- (9.9%)
      ADEKA Corp........................................    624,400              9,250,940                 0.2%
      Dowa Holdings Co., Ltd............................    373,500             10,870,056                 0.3%
      Mitsui Mining & Smelting Co., Ltd.................    433,400             12,279,380                 0.3%
      Nippon Light Metal Holdings Co., Ltd..............  4,216,200              8,890,260                 0.2%
#     Nippon Paper Industries Co., Ltd..................    587,400             10,642,418                 0.3%
#     Sumitomo Osaka Cement Co., Ltd....................    275,499             10,235,593                 0.3%
      Toyobo Co., Ltd...................................    633,400              9,002,787                 0.2%
      Other Securities..................................                       328,680,752                 8.6%
                                                                            --------------               -----
TOTAL MATERIALS.........................................                       399,852,186                10.4%
                                                                            --------------               -----
REAL ESTATE -- (1.7%)
      Other Securities..................................                        68,635,236                 1.8%
                                                                            --------------               -----
UTILITIES -- (1.1%)
*     Hokuriku Electric Power Co........................    935,100              8,711,001                 0.2%
      Other Securities..................................                        33,988,686                 0.9%
                                                                            --------------               -----
TOTAL UTILITIES.........................................                        42,699,687                 1.1%
                                                                            --------------               -----
TOTAL COMMON STOCKS.....................................                     3,802,673,731                99.2%
                                                                            --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Security....................................                            75,349                 0.0%
                                                                            --------------               -----
TOTAL INVESTMENT SECURITIES.............................                     3,802,749,080
                                                                            --------------
SECURITIES LENDING COLLATERAL -- (5.4%)
@(S)  DFA Short Term Investment Fund.................... 18,866,285            218,282,913                 5.7%
                                                                            --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,609,227,762).................................                    $4,021,031,993               104.9%
                                                                            ==============               =====

THE JAPANESE SMALL COMPANY SERIES

CONTINUED


Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                             ----------- -------------- ------- --------------
Common Stocks
   Communication Services...................................          -- $  116,578,489   --    $  116,578,489
   Consumer Discretionary................................... $ 6,321,241    706,744,934   --       713,066,175
   Consumer Staples.........................................          --    303,762,350   --       303,762,350
   Energy...................................................          --     29,926,156   --        29,926,156
   Financials...............................................  10,103,674    321,366,290   --       331,469,964
   Health Care..............................................          --    204,700,860   --       204,700,860
   Industrials..............................................          --  1,094,861,970   --     1,094,861,970
   Information Technology...................................     486,572    496,634,086   --       497,120,658
   Materials................................................     507,983    399,344,203   --       399,852,186
   Real Estate..............................................          --     68,635,236   --        68,635,236
   Utilities................................................          --     42,699,687   --        42,699,687
Rights/Warrants
   Financials...............................................          --         75,349   --            75,349
Securities Lending Collateral...............................          --    218,282,913   --       218,282,913
                                                             ----------- --------------   --    --------------
TOTAL....................................................... $17,419,470 $4,003,612,523   --    $4,021,031,993
                                                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.4%)
AUSTRALIA -- (52.6%)
    Adelaide Brighton, Ltd...........................................  3,004,912          $ 12,086,193                 0.7%
    ALS, Ltd.........................................................  2,494,939            14,468,701                 0.8%
    Altium, Ltd......................................................    879,028            13,703,502                 0.8%
    Ansell, Ltd......................................................    896,383            14,778,046                 0.9%
    Atlas Arteria, Ltd...............................................  2,965,825            14,366,965                 0.8%
#   Bapcor, Ltd......................................................  1,945,254             9,436,542                 0.6%
    Beach Energy, Ltd................................................ 14,720,311            18,335,566                 1.1%
#   Blackmores, Ltd..................................................    100,980             8,707,549                 0.5%
    carsales.com, Ltd................................................  1,702,940            14,760,322                 0.9%
    Cleanaway Waste Management, Ltd.................................. 13,728,372            17,549,486                 1.0%
    Costa Group Holdings, Ltd........................................  2,167,448             9,391,202                 0.5%
    CSR, Ltd.........................................................  3,957,955             9,928,634                 0.6%
    Downer EDI, Ltd..................................................  4,034,426            19,862,919                 1.2%
    DuluxGroup, Ltd..................................................  3,101,823            16,304,563                 0.9%
    Fairfax Media, Ltd............................................... 19,821,806             9,020,829                 0.5%
    GrainCorp, Ltd., Class A.........................................  1,735,655            10,146,181                 0.6%
    GUD Holdings, Ltd................................................    992,918             8,705,318                 0.5%
#   Independence Group NL............................................  3,149,458             9,040,777                 0.5%
#   IOOF Holdings, Ltd...............................................  2,401,762            11,616,624                 0.7%
#   IRESS, Ltd.......................................................  1,180,608             9,095,282                 0.5%
#   JB Hi-Fi, Ltd....................................................    963,999            15,708,593                 0.9%
    Link Administration Holdings, Ltd................................  2,679,433            14,278,991                 0.8%
#   Metcash, Ltd.....................................................  7,046,948            13,772,950                 0.8%
    Mineral Resources, Ltd...........................................  1,216,344            12,342,112                 0.7%
    nib holdings, Ltd................................................  3,342,132            13,155,941                 0.8%
    Northern Star Resources, Ltd.....................................  3,310,960            20,684,301                 1.2%
    Orora, Ltd.......................................................  8,074,313            19,242,479                 1.1%
    OZ Minerals, Ltd.................................................  2,477,965            15,896,021                 0.9%
    Pendal Group, Ltd................................................  1,659,644             9,596,011                 0.6%
#   Perpetual, Ltd...................................................    374,045             9,200,195                 0.5%
    Premier Investments, Ltd.........................................    778,124             9,071,992                 0.5%
    Regis Resources, Ltd.............................................  3,602,454            10,806,393                 0.6%
*   Saracen Mineral Holdings, Ltd....................................  7,310,283            12,750,641                 0.7%
    Sims Metal Management, Ltd.......................................  1,382,214            11,083,430                 0.6%
    Spark Infrastructure Group....................................... 11,690,859            19,060,125                 1.1%
    St Barbara, Ltd..................................................  4,256,889            12,566,295                 0.7%
    Steadfast Group, Ltd.............................................  5,573,447            11,752,512                 0.7%
    WorleyParsons, Ltd...............................................  1,206,057            12,474,529                 0.7%
    Other Securities.................................................                      463,227,619                26.9%
                                                                                          ------------                ----
TOTAL AUSTRALIA......................................................                      957,976,331                55.4%
                                                                                          ------------                ----
HONG KONG -- (26.1%)
    Dah Sing Financial Holdings, Ltd.................................  1,691,344             9,079,052                 0.5%
    HKBN, Ltd........................................................  6,627,000             9,948,969                 0.6%
    Hopewell Holdings, Ltd...........................................  3,604,500            11,137,195                 0.7%
    IGG, Inc......................................................... 12,806,000            13,575,737                 0.8%
    Luk Fook Holdings International, Ltd.............................  3,976,000            13,119,437                 0.8%
    Vitasoy International Holdings, Ltd..............................  5,049,000            16,095,738                 0.9%
    VTech Holdings, Ltd..............................................  1,282,800            15,070,877                 0.9%
    Other Securities.................................................                      387,552,662                22.3%
                                                                                          ------------                ----
TOTAL HONG KONG......................................................                      475,579,667                27.5%
                                                                                          ------------                ----

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

                                                                                                      PERCENTAGE
                                                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ---------- ------------------------------- ---------------
NEW ZEALAND --  (5.6%)
#     Chorus, Ltd.......................................  2,823,444         $    8,760,943                 0.5%
      Mainfreight, Ltd..................................    511,030              9,485,688                 0.5%
      SKYCITY Entertainment Group, Ltd..................  4,690,050             11,745,722                 0.7%
      Other Securities..................................                        72,378,490                 4.2%
                                                                            --------------               -----
TOTAL NEW ZEALAND.......................................                       102,370,843                 5.9%
                                                                            --------------               -----
SINGAPORE --  (10.1%)
      Singapore Post, Ltd............................... 11,582,300              8,719,649                 0.5%
      Other Securities..................................                       175,063,588                10.1%
                                                                            --------------               -----
TOTAL SINGAPORE.........................................                       183,783,237                10.6%
                                                                            --------------               -----
TOTAL COMMON STOCKS.....................................                     1,719,710,078                99.4%
                                                                            --------------               -----
TOTAL INVESTMENT SECURITIES.............................                     1,719,710,078
                                                                            --------------

                                                                                VALUE+
                                                                    -------------------------------
SECURITIES LENDING COLLATERAL --  (5.6%)
@(S)  DFA Short Term Investment Fund....................  8,839,135            102,268,796                 5.9%
                                                                            --------------               -----
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,916,994,035).................................                    $1,821,978,874               105.3%
                                                                            ==============               =====

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ------------------------------------------------
                                                              LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                             ---------- -------------- ------- --------------
Common Stocks
   Australia................................................         -- $  957,976,331     --  $  957,976,331
   Hong Kong................................................ $  536,014    475,043,653     --     475,579,667
   New Zealand..............................................  1,363,964    101,006,879     --     102,370,843
   Singapore................................................    370,655    183,412,582     --     183,783,237
Securities Lending Collateral...............................         --    102,268,796     --     102,268,796
                                                             ---------- -------------- ------  --------------
TOTAL....................................................... $2,270,633 $1,819,708,241     --  $1,821,978,874
                                                             ========== ============== ======  ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                 PERCENTAGE
                                                                                                                   OF NET
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE)  ASSETS++
                                                                      ---------- ------------------------------- ----------
COMMON STOCKS -- (98.8%)
COMMUNICATION SERVICES -- (6.5%)
    Auto Trader Group P.L.C..........................................  6,021,823          $ 31,466,198               1.4%
    Cineworld Group P.L.C............................................  6,322,429            23,767,460               1.1%
    Daily Mail & General Trust P.L.C., Class A.......................  1,699,883            15,176,710               0.7%
    Other Securities.................................................                       72,380,139               3.3%
                                                                                          ------------              ----
TOTAL COMMUNICATION SERVICES.........................................                      142,790,507               6.5%
                                                                                          ------------              ----
CONSUMER DISCRETIONARY -- (20.6%)
    B&M European Value Retail SA.....................................  5,329,350            28,358,811               1.3%
    Bellway P.L.C....................................................    839,178            30,779,041               1.4%
    Bovis Homes Group P.L.C..........................................  1,135,408            14,033,598               0.6%
    Greene King P.L.C................................................  2,728,082            16,789,690               0.8%
    Inchcape P.L.C...................................................  2,896,356            20,004,211               0.9%
    Merlin Entertainments P.L.C......................................  4,338,517            17,917,207               0.8%
*   Ocado Group P.L.C................................................  2,765,277            30,182,185               1.4%
    SSP Group P.L.C..................................................  2,882,681            24,577,258               1.1%
    WH Smith P.L.C...................................................    697,855            17,346,819               0.8%
    William Hill P.L.C...............................................  5,838,359            15,694,600               0.7%
    Other Securities.................................................                      237,856,061              10.9%
                                                                                          ------------              ----
TOTAL CONSUMER DISCRETIONARY.........................................                      453,539,481              20.7%
                                                                                          ------------              ----
CONSUMER STAPLES -- (4.7%)
    Britvic P.L.C....................................................  1,623,694            16,392,263               0.7%
    Tate & Lyle P.L.C................................................  3,470,820            29,842,389               1.4%
    Other Securities.................................................                       57,601,564               2.6%
                                                                                          ------------              ----
TOTAL CONSUMER STAPLES...............................................                      103,836,216               4.7%
                                                                                          ------------              ----
ENERGY -- (5.0%)
    John Wood Group P.L.C............................................  2,672,479            24,357,624               1.1%
*   Tullow Oil P.L.C.................................................  9,184,155            26,349,926               1.2%
    Other Securities.................................................                       58,439,497               2.7%
                                                                                          ------------              ----
TOTAL ENERGY.........................................................                      109,147,047               5.0%
                                                                                          ------------              ----
FINANCIALS -- (16.2%)
    Beazley P.L.C....................................................  3,286,678            22,067,924               1.0%
    Close Brothers Group P.L.C.......................................    976,050            18,332,330               0.8%
    CYBG P.L.C.......................................................  6,020,590            20,685,533               0.9%
    Hiscox, Ltd......................................................  1,516,229            31,495,717               1.4%
    IG Group Holdings P.L.C..........................................  2,325,115            17,950,224               0.8%
    Intermediate Capital Group P.L.C.................................  1,852,823            22,503,673               1.0%
    Jardine Lloyd Thompson Group P.L.C...............................    809,362            19,503,096               0.9%
    Man Group P.L.C.................................................. 10,998,653            21,822,503               1.0%
    NEX Group P.L.C..................................................  1,743,102            25,279,326               1.2%
    Phoenix Group Holdings...........................................  3,125,763            24,025,049               1.1%
    Other Securities.................................................                      132,703,616               6.2%
                                                                                          ------------              ----
TOTAL FINANCIALS.....................................................                      356,368,991              16.3%
                                                                                          ------------              ----
HEALTH CARE -- (3.1%)
*   BTG P.L.C........................................................  2,027,017            14,278,983               0.7%
    Hikma Pharmaceuticals P.L.C......................................    709,610            17,211,561               0.8%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED


                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.................................................                    $   37,660,114                1.7%
                                                                                         --------------               ----
TOTAL HEALTH CARE....................................................                        69,150,658                3.2%
                                                                                         --------------               ----
INDUSTRIALS -- (26.1%)
    Aggreko P.L.C....................................................  1,503,944             16,482,453                0.8%
    Babcock International Group P.L.C................................  2,386,069             18,607,071                0.9%
    Balfour Beatty P.L.C.............................................  4,353,036             14,624,025                0.7%
    BBA Aviation P.L.C...............................................  7,229,201             22,169,451                1.0%
*   Cobham P.L.C..................................................... 13,770,449             18,902,012                0.9%
    Hays P.L.C....................................................... 10,095,835             21,142,022                1.0%
    HomeServe P.L.C..................................................  1,796,181             21,804,263                1.0%
    Howden Joinery Group P.L.C.......................................  4,514,716             27,032,776                1.2%
    IMI P.L.C........................................................  1,718,223             21,784,421                1.0%
    Meggitt P.L.C....................................................  5,004,804             33,860,533                1.6%
    National Express Group P.L.C.....................................  2,749,825             14,050,708                0.6%
    Pagegroup P.L.C..................................................  2,363,699             15,151,252                0.7%
    Rotork P.L.C.....................................................  5,593,291             21,417,382                1.0%
    Travis Perkins P.L.C.............................................  1,526,689             21,562,494                1.0%
    Other Securities.................................................                       287,347,232               12.9%
                                                                                         --------------               ----
TOTAL INDUSTRIALS....................................................                       575,938,095               26.3%
                                                                                         --------------               ----
INFORMATION TECHNOLOGY -- (5.6%)
    Electrocomponents P.L.C..........................................  3,256,497             25,783,135                1.2%
    Spectris P.L.C...................................................    723,646             19,798,756                0.9%
    Other Securities.................................................                        78,470,162                3.6%
                                                                                         --------------               ----
TOTAL INFORMATION TECHNOLOGY.........................................                       124,052,053                5.7%
                                                                                         --------------               ----
MATERIALS -- (6.2%)
    RPC Group P.L.C..................................................  2,589,442             25,239,745                1.2%
    Victrex P.L.C....................................................    634,126             21,450,080                1.0%
    Other Securities.................................................                        89,277,442                4.0%
                                                                                         --------------               ----
TOTAL MATERIALS......................................................                       135,967,267                6.2%
                                                                                         --------------               ----
REAL ESTATE -- (2.7%)
    Capital & Counties Properties P.L.C..............................  4,642,681             14,813,146                0.7%
    Other Securities.................................................                        45,199,144                2.0%
                                                                                         --------------               ----
TOTAL REAL ESTATE....................................................                        60,012,290                2.7%
                                                                                         --------------               ----
UTILITIES -- (2.1%)
    Drax Group P.L.C.................................................  2,899,857             14,853,691                0.7%
    Pennon Group P.L.C...............................................  2,715,100             25,865,566                1.2%
    Other Securities.................................................                         6,685,437                0.3%
                                                                                         --------------               ----
TOTAL UTILITIES......................................................                        47,404,694                2.2%
                                                                                         --------------               ----
TOTAL COMMON STOCKS..................................................                     2,178,207,299               99.5%
                                                                                         --------------               ----
PREFERRED STOCKS -- (0.0%)
CONSUMER STAPLES -- (0.0%)
    Other Security...................................................                            39,022                0.0%
                                                                                         --------------               ----
TOTAL INVESTMENT SECURITIES..........................................                     2,178,246,321
                                                                                         --------------

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED


                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS++
                                                                        --------- -------------- ---------------
SECURITIES LENDING COLLATERAL --  (1.2%)
@(S)  DFA Short Term Investment Fund................................... 2,207,404 $   25,539,665        1.2%
                                                                                  --------------      -----
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,157,526,564)................................................           $2,203,785,986      100.7%
                                                                                  ==============      =====

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------
                                                             LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                                             ------- -------------- ------- --------------
Common Stocks
   Communication Services...................................   --    $  142,790,507   --    $  142,790,507
   Consumer Discretionary...................................   --       453,539,481   --       453,539,481
   Consumer Staples.........................................   --       103,836,216   --       103,836,216
   Energy...................................................   --       109,147,047   --       109,147,047
   Financials...............................................   --       356,368,991   --       356,368,991
   Health Care..............................................   --        69,150,658   --        69,150,658
   Industrials..............................................   --       575,938,095   --       575,938,095
   Information Technology...................................   --       124,052,053   --       124,052,053
   Materials................................................   --       135,967,267   --       135,967,267
   Real Estate..............................................   --        60,012,290   --        60,012,290
   Utilities................................................   --        47,404,694   --        47,404,694
Preferred Stocks
   Consumer Staples.........................................   --            39,022   --            39,022
Securities Lending Collateral...............................   --        25,539,665   --        25,539,665
                                                               --    --------------   --    --------------
TOTAL.......................................................   --    $2,203,785,986   --    $2,203,785,986
                                                               ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (89.5%)
AUSTRIA -- (2.8%)
    ANDRITZ AG.......................................................   447,429          $ 23,181,306                 0.4%
    Other Securities.................................................                     146,265,159                 2.7%
                                                                                         ------------                ----
TOTAL AUSTRIA........................................................                     169,446,465                 3.1%
                                                                                         ------------                ----
BELGIUM -- (3.6%)
    Ackermans & van Haaren NV........................................   156,548            24,646,516                 0.5%
*   Galapagos NV.....................................................   220,186            22,621,528                 0.4%
    Umicore SA.......................................................   425,457            20,027,502                 0.4%
    Other Securities.................................................                     148,933,329                 2.7%
                                                                                         ------------                ----
TOTAL BELGIUM........................................................                     216,228,875                 4.0%
                                                                                         ------------                ----
DENMARK -- (5.4%)
    Ambu A.S., Class B............................................... 1,079,783            22,493,703                 0.4%
    GN Store Nord A.S................................................   935,887            39,699,067                 0.7%
    ISS A.S..........................................................   582,591            19,132,966                 0.4%
    Jyske Bank A.S...................................................   491,188            20,055,672                 0.4%
    Royal Unibrew A.S................................................   364,385            25,857,570                 0.5%
    SimCorp A.S......................................................   284,735            21,923,197                 0.4%
    Topdanmark A.S...................................................   491,266            23,351,623                 0.4%
    Other Securities.................................................                     150,298,788                 2.8%
                                                                                         ------------                ----
TOTAL DENMARK........................................................                     322,812,586                 6.0%
                                                                                         ------------                ----
FINLAND -- (6.2%)
    Amer Sports Oyj..................................................   843,708            31,362,132                 0.6%
    Elisa Oyj........................................................   520,670            20,715,389                 0.4%
#   Huhtamaki Oyj....................................................   703,421            19,722,121                 0.4%
    Kesko Oyj, Class B...............................................   514,318            30,037,493                 0.6%
    Metso Oyj........................................................   776,014            24,500,237                 0.5%
    Nokian Renkaat Oyj...............................................   840,330            26,729,512                 0.5%
    Orion Oyj, Class B...............................................   609,509            20,966,688                 0.4%
    Valmet Oyj.......................................................   919,512            20,936,249                 0.4%
    Other Securities.................................................                     174,883,331                 3.0%
                                                                                         ------------                ----
TOTAL FINLAND........................................................                     369,853,152                 6.8%
                                                                                         ------------                ----
FRANCE -- (11.3%)
    Edenred..........................................................   734,903            27,877,180                 0.5%
    Euronext NV......................................................   334,230            20,565,988                 0.4%
    Eutelsat Communications SA....................................... 1,153,248            23,358,563                 0.4%
    Ingenico Group SA................................................   412,072            29,164,382                 0.5%
    Lagardere SCA....................................................   778,374            21,276,640                 0.4%
    Rexel SA......................................................... 2,158,941            27,520,701                 0.5%
    Rubis SCA........................................................   600,204            30,966,985                 0.6%
    Teleperformance..................................................   144,931            23,868,988                 0.5%
    Other Securities.................................................                     468,134,707                 8.6%
                                                                                         ------------                ----
TOTAL FRANCE.........................................................                     672,734,134                12.4%
                                                                                         ------------                ----
GERMANY -- (14.4%)
    Freenet AG.......................................................   921,900            20,736,172                 0.4%
    Hugo Boss AG.....................................................   456,778            32,642,934                 0.6%
#   K+S AG........................................................... 1,437,309            26,765,532                 0.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Lanxess AG.......................................................   427,092          $ 26,436,018                 0.5%
    LEG Immobilien AG................................................   324,194            35,437,322                 0.7%
    Nemetschek SE....................................................   144,235            18,960,783                 0.4%
    Rheinmetall AG...................................................   298,579            25,840,127                 0.5%
    TAG Immobilien AG................................................   934,395            21,315,539                 0.4%
    Other Securities.................................................                     653,862,145                11.9%
                                                                                         ------------                ----
TOTAL GERMANY........................................................                     861,996,572                15.9%
                                                                                         ------------                ----
IRELAND -- (1.0%)
    Kingspan Group P.L.C.............................................   438,083            19,033,686                 0.4%
    Other Securities.................................................                      41,773,237                 0.7%
                                                                                         ------------                ----
TOTAL IRELAND........................................................                      60,806,923                 1.1%
                                                                                         ------------                ----
ISRAEL -- (2.6%)
    Other Securities.................................................                     156,740,580                 2.9%
                                                                                         ------------                ----
ITALY -- (8.9%)
*   Saipem SpA....................................................... 4,217,382            23,063,725                 0.4%
#   Unione di Banche Italiane SpA.................................... 7,724,232            23,575,581                 0.4%
    Other Securities.................................................                     488,065,418                 9.1%
                                                                                         ------------                ----
TOTAL ITALY..........................................................                     534,704,724                 9.9%
                                                                                         ------------                ----
NETHERLANDS -- (6.0%)
    Aalberts Industries NV...........................................   704,568            25,828,121                 0.5%
#   Boskalis Westminster.............................................   654,419            18,816,387                 0.4%
    IMCD NV..........................................................   298,658            20,252,701                 0.4%
    Koninklijke Vopak NV.............................................   443,568            20,059,502                 0.4%
    SBM Offshore NV.................................................. 1,292,245            22,265,899                 0.4%
    Other Securities.................................................                     251,402,301                 4.5%
                                                                                         ------------                ----
TOTAL NETHERLANDS....................................................                     358,624,911                 6.6%
                                                                                         ------------                ----
NORWAY -- (2.4%)
    Other Securities.................................................                     143,504,930                 2.6%
                                                                                         ------------                ----
PORTUGAL -- (1.1%)
    Other Securities.................................................                      66,870,212                 1.2%
                                                                                         ------------                ----
SPAIN -- (5.8%)
    Cellnex Telecom SA............................................... 1,049,614            26,110,496                 0.5%
    Enagas SA........................................................ 1,198,599            31,779,001                 0.6%
    Other Securities.................................................                     285,664,491                 5.2%
                                                                                         ------------                ----
TOTAL SPAIN..........................................................                     343,553,988                 6.3%
                                                                                         ------------                ----
SWEDEN -- (7.2%)
    Other Securities.................................................                     427,579,156                 7.9%
                                                                                         ------------                ----
SWITZERLAND -- (10.7%)
    Georg Fischer AG.................................................    28,198            26,233,883                 0.5%
    Helvetia Holding AG..............................................    49,892            30,560,119                 0.6%
    PSP Swiss Property AG............................................   288,164            27,804,076                 0.5%
    Sunrise Communications Group AG..................................   247,924            21,822,731                 0.4%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED


                                                                                                      PERCENTAGE
                                                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ---------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
      Other Securities..................................                    $  534,676,680                 9.8%
                                                                            --------------               -----
TOTAL SWITZERLAND.......................................                       641,097,489                11.8%
                                                                            --------------               -----
UNITED KINGDOM -- (0.1%)
      Other Security....................................                         3,245,372                 0.1%
                                                                            --------------               -----
TOTAL COMMON STOCKS.....................................                     5,349,800,069                98.6%
                                                                            --------------               -----
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
      Other Securities..................................                        36,737,960                 0.7%
                                                                            --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities..................................                           529,911                 0.0%
                                                                            --------------               -----
TOTAL INVESTMENT SECURITIES.............................                     5,387,067,940
                                                                            --------------

                                                                                VALUE+
                                                                    -------------------------------
SECURITIES LENDING COLLATERAL -- (9.9%)
@(S)  DFA Short Term Investment Fund.................... 50,963,280            589,645,153                10.9%
                                                                            --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,396,620,915).................................                    $5,976,713,093               110.2%
                                                                            ==============               =====

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------------
                                                     LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                   ----------- ------------ ------- ------------
Common Stocks
   Austria........................................          -- $169,446,465   --    $169,446,465
   Belgium........................................ $ 9,566,655  206,662,220   --     216,228,875
   Denmark........................................          --  322,812,586   --     322,812,586
   Finland........................................          --  369,853,152   --     369,853,152
   France.........................................          --  672,734,134   --     672,734,134
   Germany........................................          --  861,996,572   --     861,996,572
   Ireland........................................          --   60,806,923   --      60,806,923
   Israel.........................................     886,593  155,853,987   --     156,740,580
   Italy..........................................          --  534,704,724   --     534,704,724
   Netherlands....................................  13,210,242  345,414,669   --     358,624,911
   Norway.........................................          --  143,504,930   --     143,504,930
   Portugal.......................................          --   66,870,212   --      66,870,212
   Spain..........................................          --  343,553,988   --     343,553,988
   Sweden.........................................     961,312  426,617,844   --     427,579,156
   Switzerland....................................          --  641,097,489   --     641,097,489
   United Kingdom.................................          --    3,245,372   --       3,245,372
Preferred Stocks
   Germany........................................          --   36,737,960   --      36,737,960
Rights/Warrants
Norway............................................          --       61,026   --          61,026
Spain.............................................          --      410,150   --         410,150

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                             ----------- -------------- ------- --------------
   Sweden...................................................          -- $       58,735   --    $       58,735
Securities Lending Collateral...............................          --    589,645,153   --       589,645,153
                                                             ----------- --------------   --    --------------
TOTAL....................................................... $24,624,802 $5,952,088,291   --    $5,976,713,093
                                                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE CANADIAN SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (88.1%)
COMMUNICATION SERVICES -- (2.1%)
#   Cineplex, Inc....................................................   389,686          $ 10,742,303                 0.9%
    Other Securities.................................................                      16,600,688                 1.5%
                                                                                         ------------                ----
TOTAL COMMUNICATION SERVICES.........................................                      27,342,991                 2.4%
                                                                                         ------------                ----
CONSUMER DISCRETIONARY -- (5.2%)
*   Great Canadian Gaming Corp.......................................   395,819            12,748,472                 1.1%
    Linamar Corp.....................................................   293,286            12,144,039                 1.1%
    Other Securities.................................................                      43,111,848                 3.7%
                                                                                         ------------                ----
TOTAL CONSUMER DISCRETIONARY.........................................                      68,004,359                 5.9%
                                                                                         ------------                ----
CONSUMER STAPLES -- (4.7%)
    Cott Corp........................................................   886,570            13,347,881                 1.2%
    Maple Leaf Foods, Inc............................................   418,116             9,509,205                 0.8%
    North West Co., Inc. (The).......................................   377,836             8,237,224                 0.7%
    Premium Brands Holdings Corp.....................................   175,712            11,816,463                 1.0%
    Other Securities.................................................                      18,457,764                 1.6%
                                                                                         ------------                ----
TOTAL CONSUMER STAPLES...............................................                      61,368,537                 5.3%
                                                                                         ------------                ----
ENERGY -- (19.4%)
#*  Baytex Energy Corp............................................... 3,627,429             7,412,194                 0.7%
    Enerplus Corp.................................................... 1,620,219            15,076,670                 1.3%
    Gibson Energy, Inc...............................................   526,901             8,341,082                 0.7%
*   Gran Tierra Energy, Inc.......................................... 2,881,425             8,820,800                 0.8%
#*  MEG Energy Corp.................................................. 1,549,736            12,396,004                 1.1%
*   Parex Resources, Inc............................................. 1,004,921            14,633,549                 1.3%
#   Parkland Fuel Corp...............................................   549,825            18,464,631                 1.6%
#   Peyto Exploration & Development Corp............................. 1,016,614             8,293,847                 0.7%
#   Secure Energy Services, Inc...................................... 1,113,316             7,256,068                 0.6%
    ShawCor, Ltd.....................................................   417,375             7,571,055                 0.7%
    Whitecap Resources, Inc.......................................... 2,879,377            14,085,752                 1.2%
    Other Securities.................................................                     129,525,760                11.3%
                                                                                         ------------                ----
TOTAL ENERGY.........................................................                     251,877,412                22.0%
                                                                                         ------------                ----
FINANCIALS -- (8.3%)
#   Canadian Western Bank............................................   625,580            14,550,693                 1.3%
#   Element Fleet Management Corp.................................... 2,029,664            11,948,723                 1.0%
#   Genworth MI Canada, Inc..........................................   313,480            10,289,392                 0.9%
#   Laurentian Bank of Canada........................................   300,158             9,475,914                 0.8%
    TMX Group, Ltd...................................................   180,578            11,356,339                 1.0%
    Other Securities.................................................                      49,652,960                 4.4%
                                                                                         ------------                ----
TOTAL FINANCIALS.....................................................                     107,274,021                 9.4%
                                                                                         ------------                ----
HEALTH CARE -- (1.2%)
    Other Securities.................................................                      16,062,725                 1.4%
                                                                                         ------------                ----
INDUSTRIALS -- (10.9%)
*   ATS Automation Tooling Systems, Inc..............................   529,030             7,780,030                 0.7%
#   NFI Group, Inc...................................................   371,520            12,533,103                 1.1%
    Russel Metals, Inc...............................................   424,396             7,846,708                 0.7%
    Stantec, Inc.....................................................   606,624            15,787,108                 1.4%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
INDUSTRIALS -- (Continued)
    TFI International, Inc...........................................   570,089         $   18,971,931                1.6%
    Transcontinental, Inc., Class A..................................   507,476              8,353,530                0.7%
    Other Securities.................................................                       69,472,105                6.1%
                                                                                        --------------               ----
TOTAL INDUSTRIALS....................................................                      140,744,515               12.3%
                                                                                        --------------               ----
INFORMATION TECHNOLOGY -- (4.2%)
*   Celestica, Inc...................................................   768,923              7,978,646                0.7%
*   Descartes Systems Group, Inc. (The)..............................   434,588             13,297,280                1.2%
*   Kinaxis, Inc.....................................................   160,274             10,820,884                1.0%
    Other Securities.................................................                       22,548,216                1.9%
                                                                                        --------------               ----
TOTAL INFORMATION TECHNOLOGY.........................................                       54,645,026                4.8%
                                                                                        --------------               ----
MATERIALS -- (22.7%)
    Alamos Gold, Inc., Class A....................................... 2,679,504             10,706,209                0.9%
*   B2Gold Corp...................................................... 6,592,719             16,275,845                1.4%
*   Detour Gold Corp................................................. 1,130,078              8,335,339                0.7%
#*  Endeavour Mining Corp............................................   476,720              7,311,307                0.6%
*   IAMGOLD Corp..................................................... 3,238,297             11,118,616                1.0%
#   Labrador Iron Ore Royalty Corp...................................   423,456              9,199,621                0.8%
    Nevsun Resources, Ltd............................................ 2,058,709              9,148,428                0.8%
#   OceanaGold Corp.................................................. 3,947,774             11,365,463                1.0%
    Pan American Silver Corp......................................... 1,053,915             15,523,120                1.4%
*   SSR Mining, Inc..................................................   826,105              8,095,070                0.7%
#   Stella-Jones, Inc................................................   323,806             10,370,057                0.9%
    Yamana Gold, Inc................................................. 6,738,268             15,304,357                1.3%
    Other Securities.................................................                      161,282,726               14.1%
                                                                                        --------------               ----
TOTAL MATERIALS......................................................                      294,036,158               25.6%
                                                                                        --------------               ----
REAL ESTATE -- (3.9%)
    Colliers International Group, Inc................................   222,402             15,103,300                1.3%
    FirstService Corp................................................   193,886             14,224,247                1.2%
    Other Securities.................................................                       21,539,052                1.9%
                                                                                        --------------               ----
TOTAL REAL ESTATE....................................................                       50,866,599                4.4%
                                                                                        --------------               ----
UTILITIES -- (5.5%)
    Capital Power Corp...............................................   692,120             14,363,416                1.3%
    Northland Power, Inc.............................................   694,905             10,689,222                0.9%
    Superior Plus Corp............................................... 1,140,753             10,251,136                0.9%
    TransAlta Corp................................................... 1,877,409              9,911,499                0.9%
    Other Securities.................................................                       26,654,004                2.3%
                                                                                        --------------               ----
TOTAL UTILITIES......................................................                       71,869,277                6.3%
                                                                                        --------------               ----
TOTAL COMMON STOCKS..................................................                    1,144,091,620               99.8%
                                                                                        --------------               ----
RIGHTS/WARRANTS -- (0.0%)
    Other Security...................................................                            2,498                0.0%
                                                                                        --------------               ----
TOTAL INVESTMENT SECURITIES..........................................                    1,144,094,118
                                                                                        --------------

THE CANADIAN SMALL COMPANY SERIES

CONTINUED


                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (11.9%)
@(S)  DFA Short Term Investment Fund................................... 13,314,106 $  154,044,207       13.4%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,577,242,207)................................................            $1,298,138,325      113.2%
                                                                                   ==============      =====

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------
                                                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                                             -------------- ------------ ------- --------------
Common Stocks
   Communication Services................................... $   27,342,991           --     --  $   27,342,991
   Consumer Discretionary...................................     67,997,479 $      6,880     --      68,004,359
   Consumer Staples.........................................     61,368,537           --     --      61,368,537
   Energy...................................................    251,877,403            9     --     251,877,412
   Financials...............................................    107,274,021           --     --     107,274,021
   Health Care..............................................     16,062,725           --     --      16,062,725
   Industrials..............................................    140,744,515           --     --     140,744,515
   Information Technology...................................     54,645,026           --     --      54,645,026
   Materials................................................    294,035,468          690     --     294,036,158
   Real Estate..............................................     50,866,599           --     --      50,866,599
   Utilities................................................     71,869,277           --     --      71,869,277
Rights/Warrants
   Energy...................................................             --        2,498     --           2,498
Securities Lending Collateral...............................             --  154,044,207     --     154,044,207
                                                             -------------- ------------ ------  --------------
TOTAL....................................................... $1,144,084,041 $154,054,284     --  $1,298,138,325
                                                             ============== ============ ======  ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                               PERCENTAGE
                                                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                  ---------- ------------------------------- ---------------
COMMON STOCKS -- (95.4%)
BRAZIL -- (6.4%)
     Ambev SA, ADR...............................................  5,984,451          $ 25,912,673                 0.5%
     Petroleo Brasileiro SA......................................  2,706,971            22,054,376                 0.4%
     Petroleo Brasileiro SA, Sponsored ADR.......................  1,299,604            19,260,131                 0.4%
     Vale SA.....................................................  3,260,013            49,677,633                 0.9%
     Vale SA, Sponsored ADR......................................  1,665,739            25,152,651                 0.5%
     Other Securities............................................                      214,228,664                 3.8%
                                                                                      ------------                ----
TOTAL BRAZIL.....................................................                      356,286,128                 6.5%
                                                                                      ------------                ----
CHILE -- (1.3%)
     Other Securities............................................                       72,439,006                 1.3%
                                                                                      ------------                ----
CHINA -- (16.5%)
  *  Alibaba Group Holding, Ltd., Sponsored ADR..................    527,081            74,993,085                 1.4%
  *  Baidu, Inc., Sponsored ADR..................................    106,675            20,274,650                 0.4%
     China Construction Bank Corp., Class H...................... 41,584,590            32,999,317                 0.6%
     China Mobile, Ltd., Sponsored ADR...........................    902,501            42,011,422                 0.8%
     CNOOC, Ltd., Sponsored ADR..................................    104,426            17,674,100                 0.3%
     Industrial & Commercial Bank of China, Ltd., Class H........ 43,840,185            29,744,363                 0.5%
     Ping An Insurance Group Co. of China, Ltd., Class H.........  3,690,000            34,885,363                 0.6%
     Tencent Holdings, Ltd.......................................  3,704,000           126,896,300                 2.3%
     Other Securities............................................                      531,044,601                 9.7%
                                                                                      ------------                ----
TOTAL CHINA......................................................                      910,523,201                16.6%
                                                                                      ------------                ----
COLOMBIA -- (0.4%)
     Other Securities............................................                       24,550,668                 0.5%
                                                                                      ------------                ----
CZECH REPUBLIC -- (0.2%)
     Other Securities............................................                       10,527,316                 0.2%
                                                                                      ------------                ----
EGYPT -- (0.1%)
     Other Securities............................................                        6,642,640                 0.1%
                                                                                      ------------                ----
GREECE -- (0.3%)
     Other Securities............................................                       13,595,686                 0.3%
                                                                                      ------------                ----
HUNGARY -- (0.5%)
     Other Securities............................................                       25,919,646                 0.5%
                                                                                      ------------                ----
INDIA -- (12.5%)
     HDFC Bank, Ltd..............................................  1,383,984            35,827,777                 0.7%
     Hindustan Unilever, Ltd.....................................    992,915            21,735,775                 0.4%
     Housing Development Finance Corp., Ltd......................  1,388,536            33,180,190                 0.6%
     Infosys, Ltd................................................  3,610,458            33,342,563                 0.6%
     Infosys, Ltd., Sponsored ADR................................  1,695,776            16,058,999                 0.3%
     ITC, Ltd....................................................  4,651,620            17,551,954                 0.3%
     Reliance Industries, Ltd....................................  3,145,620            45,029,598                 0.8%
     Tata Consultancy Services, Ltd..............................  1,381,009            36,137,448                 0.7%
     Other Securities............................................                      451,573,426                 8.2%
                                                                                      ------------                ----
TOTAL INDIA......................................................                      690,437,730                12.6%
                                                                                      ------------                ----

THE EMERGING MARKETS SERIES

CONTINUED


                                                                                                                    PERCENTAGE
                                                                         SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                       ---------- ------------------------------- ---------------
INDONESIA -- (2.5%)
          Other Securities............................................                     $139,829,513                 2.6%
                                                                                           ------------                ----
MALAYSIA -- (3.2%)
          Public Bank Bhd.............................................  3,656,014            21,506,227                 0.4%
          Other Securities............................................                      153,972,522                 2.8%
                                                                                           ------------                ----
TOTAL MALAYSIA........................................................                      175,478,749                 3.2%
                                                                                           ------------                ----
MEXICO -- (3.7%)
  #       America Movil S.A.B. de C.V................................. 48,207,854            34,862,633                 0.6%
          Wal-Mart de Mexico S.A.B. de C.V............................  7,198,435            18,406,051                 0.3%
          Other Securities............................................                      151,500,631                 2.8%
                                                                                           ------------                ----
TOTAL MEXICO..........................................................                      204,769,315                 3.7%
                                                                                           ------------                ----
PERU -- (0.3%)
          Other Securities............................................                       18,255,413                 0.3%
                                                                                           ------------                ----
PHILIPPINES -- (1.4%)
          Other Securities............................................                       75,206,261                 1.4%
                                                                                           ------------                ----
POLAND -- (1.6%)
          Other Securities............................................                       88,729,398                 1.6%
                                                                                           ------------                ----
RUSSIA -- (1.8%)
          Sberbank of Russia PJSC, Sponsored ADR......................  1,818,206            21,393,792                 0.4%
          Other Securities............................................                       78,634,155                 1.4%
                                                                                           ------------                ----
TOTAL RUSSIA..........................................................                      100,027,947                 1.8%
                                                                                           ------------                ----
SOUTH AFRICA -- (7.0%)
          Absa Group, Ltd.............................................  2,001,955            20,228,326                 0.4%
          FirstRand, Ltd..............................................  4,821,116            21,057,002                 0.4%
          MTN Group, Ltd..............................................  3,510,155            20,383,222                 0.4%
          Naspers, Ltd., Class N......................................    314,943            55,241,268                 1.0%
  #       Sasol, Ltd., Sponsored ADR..................................    771,710            25,096,009                 0.5%
          Standard Bank Group, Ltd....................................  2,064,368            22,871,578                 0.4%
          Other Securities............................................                      223,029,259                 4.0%
                                                                                           ------------                ----
TOTAL SOUTH AFRICA....................................................                      387,906,664                 7.1%
                                                                                           ------------                ----
SOUTH KOREA -- (16.2%)
          Hana Financial Group, Inc...................................    480,370            16,181,560                 0.3%
          NAVER Corp..................................................    188,950            19,028,084                 0.4%
          POSCO.......................................................     70,065            16,037,381                 0.3%
          Samsung Electronics Co., Ltd................................  4,912,950           183,920,164                 3.4%
          Samsung Electronics Co., Ltd., GDR..........................     52,509            49,046,747                 0.9%
          SK Hynix, Inc...............................................    821,484            49,474,161                 0.9%
          SK Innovation Co., Ltd......................................     95,381            17,900,149                 0.3%
          Other Securities............................................                      543,278,065                 9.9%
                                                                                           ------------                ----
TOTAL SOUTH KOREA.....................................................                      894,866,311                16.4%
                                                                                           ------------                ----
TAIWAN -- (15.0%)
          Hon Hai Precision Industry Co., Ltd......................... 10,525,322            26,792,716                 0.5%
          Taiwan Semiconductor Manufacturing Co., Ltd................. 23,066,808           173,171,342                 3.2%

THE EMERGING MARKETS SERIES

CONTINUED


                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
TAIWAN -- (Continued)
      Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR.  1,815,491         $   69,170,207                 1.3%
      Uni-President Enterprises Corp..............................  6,976,033             16,908,873                 0.3%
      Other Securities............................................                       544,094,745                 9.9%
                                                                                      --------------               -----
TOTAL TAIWAN......................................................                       830,137,883                15.2%
                                                                                      --------------               -----
THAILAND -- (3.5%)
      PTT PCL..................................................... 16,434,000             25,283,077                 0.5%
      Other Securities............................................                       167,457,103                 3.0%
                                                                                      --------------               -----
TOTAL THAILAND....................................................                       192,740,180                 3.5%
                                                                                      --------------               -----
TURKEY -- (1.0%)
      Other Securities............................................                        52,541,121                 1.0%
                                                                                      --------------               -----
TOTAL COMMON STOCKS...............................................                     5,271,410,776                96.4%
                                                                                      --------------               -----
PREFERRED STOCKS -- (2.2%)
BRAZIL -- (2.1%)
      Banco Bradesco SA...........................................  1,913,426             17,635,500                 0.3%
      Itau Unibanco Holding SA....................................  4,000,827             52,946,589                 1.0%
      Petroleo Brasileiro SA......................................  2,860,161             21,227,367                 0.4%
      Other Securities............................................                        23,947,297                 0.4%
                                                                                      --------------               -----
TOTAL BRAZIL......................................................                       115,756,753                 2.1%
                                                                                      --------------               -----
CHILE -- (0.0%)
      Other Security..............................................                         1,222,655                 0.0%
                                                                                      --------------               -----
COLOMBIA -- (0.1%)
      Other Securities............................................                         4,687,762                 0.1%
                                                                                      --------------               -----
TOTAL PREFERRED STOCKS............................................                       121,667,170                 2.2%
                                                                                      --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                            64,532                 0.0%
                                                                                      --------------               -----
TOTAL INVESTMENT SECURITIES.......................................                     5,393,142,478
                                                                                      --------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (2.4%)
@(S)  DFA Short Term Investment Fund.............................. 11,686,417            135,211,841                 2.5%
                                                                                      --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,213,118,395)...........................................                    $5,528,354,319               101.1%
                                                                                      ==============               =====

As of October 31, 2018, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                               UNREALIZED
                                NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                     CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                     --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R).    650     12/21/18  $33,568,522 $31,092,750  $(2,475,772)

THE EMERGING MARKETS SERIES

CONTINUED

                                                                        UNREALIZED
                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------              --------- ---------- ----------- ----------- --------------
S&P 500(R) Emini Index..    148     12/21/18  $20,291,986 $20,062,140  $  (229,846)
                                              ----------- -----------  -----------
TOTAL FUTURES CONTRACTS.                      $53,860,508 $51,154,890  $(2,705,618)
                                              =========== ===========  ===========

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                               --------------  -------------- -------- --------------
Common Stocks
   Brazil..................... $  356,286,128              --       -- $  356,286,128
   Chile......................     35,231,301  $   37,207,705       --     72,439,006
   China......................    235,305,225     675,217,976       --    910,523,201
   Colombia...................     24,550,668              --       --     24,550,668
   Czech Republic.............             --      10,527,316       --     10,527,316
   Egypt......................        525,244       6,117,396       --      6,642,640
   Greece.....................             --      13,595,686       --     13,595,686
   Hungary....................             --      25,919,646       --     25,919,646
   India......................     31,299,929     659,137,801       --    690,437,730
   Indonesia..................      5,243,380     134,586,133       --    139,829,513
   Malaysia...................             --     175,478,749       --    175,478,749
   Mexico.....................    204,769,315              --       --    204,769,315
   Peru.......................     18,255,413              --       --     18,255,413
   Philippines................      1,930,141      73,276,120       --     75,206,261
   Poland.....................             --      88,729,398       --     88,729,398
   Russia.....................     14,273,976      85,753,971       --    100,027,947
   South Africa...............     49,660,256     338,246,408       --    387,906,664
   South Korea................     20,763,847     874,102,464       --    894,866,311
   Taiwan.....................     79,974,202     750,163,681       --    830,137,883
   Thailand...................    192,740,180              --       --    192,740,180
   Turkey.....................        381,004      52,160,117       --     52,541,121
Preferred Stocks
   Brazil.....................    115,756,753              --       --    115,756,753
   Chile......................             --       1,222,655       --      1,222,655
   Colombia...................      4,687,762              --       --      4,687,762
Rights/Warrants
   Chile......................             --          18,544       --         18,544
   Taiwan.....................             --          38,776       --         38,776
   Thailand...................             --           7,212       --          7,212
Securities Lending Collateral.             --     135,211,841       --    135,211,841
Futures Contracts**...........     (2,705,618)             --       --     (2,705,618)
                               --------------  -------------- -------- --------------
TOTAL......................... $1,388,929,106  $4,136,719,595       -- $5,525,648,701
                               ==============  ============== ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (93.5%)
BRAZIL -- (7.9%)
*   Azul SA, ADR.....................................................    430,431         $   10,493,884                0.2%
*   BR Malls Participacoes SA........................................  8,172,100             27,888,128                0.4%
*   Cia Siderurgica Nacional SA......................................  6,494,464             16,700,798                0.3%
    CVC Brasil Operadora e Agencia de Viagens SA.....................  1,215,787             18,490,809                0.3%
    Cyrela Brazil Realty SA Empreendimentos e........................
    Participacoes....................................................  2,758,267             10,821,093                0.2%
    EDP--Energias do Brasil SA.......................................  3,194,114             12,016,014                0.2%
    Equatorial Energia SA............................................  2,016,858             36,847,017                0.6%
    Estacio Participacoes SA.........................................  3,106,590             19,308,189                0.3%
    Iguatemi Empresa de Shopping Centers SA..........................  1,111,695             11,608,348                0.2%
    MRV Engenharia e Participacoes SA................................  3,320,154             11,276,836                0.2%
    Multiplan Empreendimentos Imobiliarios SA........................  2,312,880             14,294,301                0.2%
    Sul America SA...................................................  2,955,000             19,692,056                0.3%
    Transmissora Alianca de Energia Eletrica SA......................  3,107,826             18,589,334                0.3%
    Other Securities.................................................                       286,782,786                4.5%
                                                                                         --------------               ----
TOTAL BRAZIL.........................................................                       514,809,593                8.2%
                                                                                         --------------               ----
CHILE -- (1.6%)
    Parque Arauco SA.................................................  6,059,389             13,716,248                0.2%
    Other Securities.................................................                        92,547,857                1.5%
                                                                                         --------------               ----
TOTAL CHILE..........................................................                       106,264,105                1.7%
                                                                                         --------------               ----
CHINA -- (16.5%)
    China Communications Services Corp., Ltd., Class H............... 15,302,000             12,400,291                0.2%
    China Conch Venture Holdings, Ltd................................  4,025,000             11,324,671                0.2%
    China Everbright, Ltd............................................  6,106,000             10,827,852                0.2%
    China National Building Material Co., Ltd., Class H.............. 26,576,450             19,107,529                0.3%
    Far East Horizon, Ltd............................................ 10,953,000             10,639,319                0.2%
*   Hanergy Thin Film Power Group, Ltd............................... 17,084,000             10,892,699                0.2%
    Kingdee International Software Group Co., Ltd.................... 15,099,200             12,382,318                0.2%
*   Li Ning Co., Ltd................................................. 11,995,000             11,283,603                0.2%
    Shandong Weigao Group Medical Polymer Co., Ltd.,.................
    Class H.......................................................... 11,976,000             10,727,479                0.2%
    Shenzhen International Holdings, Ltd.............................  7,678,867             14,711,425                0.2%
    SSY Group, Ltd................................................... 13,391,152             11,313,668                0.2%
*   YY, Inc., ADR....................................................    203,682             13,015,280                0.2%
    Other Securities.................................................                       933,123,473               14.7%
                                                                                         --------------               ----
TOTAL CHINA..........................................................                     1,081,749,607               17.2%
                                                                                         --------------               ----
COLOMBIA -- (0.2%)
    Other Securities.................................................                        16,370,836                0.3%
                                                                                         --------------               ----
GREECE -- (0.3%)
    Other Securities.................................................                        22,007,590                0.4%
                                                                                         --------------               ----
HONG KONG -- (0.0%)
    Other Securities.................................................                           917,504                0.0%
                                                                                         --------------               ----
HUNGARY -- (0.1%)
    Other Securities.................................................                         7,822,621                0.1%
                                                                                         --------------               ----

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED



                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
INDIA -- (12.0%)
    Page Industries, Ltd.............................................     27,438          $ 10,901,056                 0.2%
    Other Securities.................................................                      772,909,983                12.2%
                                                                                          ------------                ----
TOTAL INDIA..........................................................                      783,811,039                12.4%
                                                                                          ------------                ----
INDONESIA -- (2.6%)
    Indah Kiat Pulp & Paper Corp. Tbk PT............................. 13,436,900            11,260,889                 0.2%
    Other Securities.................................................                      158,368,338                 2.5%
                                                                                          ------------                ----
TOTAL INDONESIA......................................................                      169,629,227                 2.7%
                                                                                          ------------                ----
MALAYSIA -- (3.5%)
    Other Securities.................................................                      226,634,452                 3.6%
                                                                                          ------------                ----
MEXICO -- (2.8%)
#   Alsea S.A.B. de C.V..............................................  5,537,730            14,181,518                 0.2%
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V...............  3,198,583            16,752,477                 0.3%
#   Regional S.A.B. de C.V...........................................  2,221,228            10,942,527                 0.2%
    Other Securities.................................................                      140,713,340                 2.2%
                                                                                          ------------                ----
TOTAL MEXICO.........................................................                      182,589,862                 2.9%
                                                                                          ------------                ----
PHILIPPINES -- (1.3%)
    Other Securities.................................................                       84,312,283                 1.3%
                                                                                          ------------                ----
POLAND -- (1.3%)
    Other Securities.................................................                       81,825,294                 1.3%
                                                                                          ------------                ----
RUSSIA -- (0.0%)
    Other Securities.................................................                        2,432,481                 0.0%
                                                                                          ------------                ----
SINGAPORE -- (0.0%)
    Other Security...................................................                          175,795                 0.0%
                                                                                          ------------                ----
SOUTH AFRICA -- (6.9%)
    AVI, Ltd.........................................................  3,570,463            24,210,196                 0.4%
    Barloworld, Ltd..................................................  2,262,370            18,440,236                 0.3%
    Clicks Group, Ltd................................................  2,147,883            27,361,011                 0.4%
    Foschini Group, Ltd. (The).......................................  1,062,168            11,627,790                 0.2%
    JSE, Ltd.........................................................    980,747            10,896,548                 0.2%
    Life Healthcare Group Holdings, Ltd..............................  7,189,440            11,938,445                 0.2%
    Pick n Pay Stores, Ltd...........................................  3,810,851            17,613,370                 0.3%
    SPAR Group, Ltd. (The)...........................................  1,945,273            23,194,874                 0.4%
    Truworths International, Ltd.....................................  3,688,921            20,206,989                 0.3%
    Other Securities.................................................                      283,478,162                 4.4%
                                                                                          ------------                ----
TOTAL SOUTH AFRICA...................................................                      448,967,621                 7.1%
                                                                                          ------------                ----
SOUTH KOREA -- (15.2%)
    Fila Korea, Ltd..................................................    468,339            17,344,691                 0.3%
    Other Securities.................................................                      974,619,002                15.4%
                                                                                          ------------                ----
TOTAL SOUTH KOREA....................................................                      991,963,693                15.7%
                                                                                          ------------                ----
TAIWAN -- (16.1%)
*   Tatung Co., Ltd.................................................. 10,097,015            11,802,706                 0.2%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED



                                                                                                          PERCENTAGE
                                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                             ---------- ------------------------------- ---------------
TAIWAN -- (Continued)
   Other Securities.........................................                    $1,039,901,443                16.5%
                                                                                --------------               -----
TOTAL TAIWAN................................................                     1,051,704,149                16.7%
                                                                                --------------               -----
THAILAND -- (4.1%)
   Other Securities.........................................                       267,420,356                 4.2%
                                                                                --------------               -----
TURKEY -- (1.1%)
   Other Securities.........................................                        74,984,724                 1.2%
                                                                                --------------               -----
TOTAL COMMON STOCKS.........................................                     6,116,392,832                97.0%
                                                                                --------------               -----
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.7%)
   Cia Energetica de Minas Gerais...........................  8,549,936             25,340,802                 0.4%
   Other Securities.........................................                        87,154,877                 1.4%
                                                                                --------------               -----
TOTAL BRAZIL................................................                       112,495,679                 1.8%
                                                                                --------------               -----
CHILE -- (0.0%)
   Other Security...........................................                         1,481,062                 0.0%
                                                                                --------------               -----
COLOMBIA -- (0.1%)
   Other Securities.........................................                         2,444,471                 0.0%
                                                                                --------------               -----
TOTAL PREFERRED STOCKS......................................                       116,421,212                 1.8%
                                                                                --------------               -----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities.........................................                           548,174                 0.0%
                                                                                --------------               -----
TOTAL INVESTMENT SECURITIES.................................                     6,233,362,218
                                                                                --------------

                                                                                    VALUE+
                                                                        -------------------------------
SECURITIES LENDING COLLATERAL -- (4.7%)
@(S) DFA Short Term Investment Fund......................... 26,680,532            308,693,759                 4.9%
                                                                                --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $7,023,397,243).....................................                    $6,542,055,977               103.7%
                                                                                ==============               =====

As of October 31, 2018, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                                             UNREALIZED
                                                             NUMBER OF EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION                                                  CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------                                                  --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..............................    650     12/21/18  $33,568,522 $31,092,750   $(2,475,772)
S&P 500(R) Emini Index......................................    110     12/21/18   15,534,564  14,911,050      (623,514)
                                                                                  ----------- -----------   -----------
TOTAL FUTURES CONTRACTS.....................................                      $49,103,086 $46,003,800   $(3,099,286)
                                                                                  =========== ===========   ===========

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -----------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                               --------------  -------------- ------- --------------
Common Stocks
   Brazil..................... $  514,809,593              --   --    $  514,809,593
   Chile......................        422,552  $  105,841,553   --       106,264,105
   China......................     78,734,496   1,003,015,111   --     1,081,749,607
   Colombia...................     16,370,836              --   --        16,370,836
   Greece.....................             --      22,007,590   --        22,007,590
   Hong Kong..................         35,718         881,786   --           917,504
   Hungary....................             --       7,822,621   --         7,822,621
   India......................        583,029     783,228,010   --       783,811,039
   Indonesia..................        632,019     168,997,208   --       169,629,227
   Malaysia...................             --     226,634,452   --       226,634,452
   Mexico.....................    182,533,339          56,523   --       182,589,862
   Philippines................             --      84,312,283   --        84,312,283
   Poland.....................             --      81,825,294   --        81,825,294
   Russia.....................      2,432,481              --   --         2,432,481
   Singapore..................             --         175,795   --           175,795
   South Africa...............      9,976,614     438,991,007   --       448,967,621
   South Korea................      2,340,766     989,622,927   --       991,963,693
   Taiwan.....................        363,573   1,051,340,576   --     1,051,704,149
   Thailand...................    267,142,443         277,913   --       267,420,356
   Turkey.....................             --      74,984,724   --        74,984,724
Preferred Stocks
   Brazil.....................    112,495,679              --   --       112,495,679
   Chile......................             --       1,481,062   --         1,481,062
   Colombia...................      2,444,471              --   --         2,444,471
Rights/Warrants
   Indonesia..................             --         298,713   --           298,713
   Malaysia...................             --          36,378   --            36,378
   South Korea................             --         163,751   --           163,751
   Taiwan.....................             --          14,664   --            14,664
   Thailand...................             --          34,668   --            34,668
Securities Lending Collateral.             --     308,693,759   --       308,693,759
Futures Contracts**...........     (3,099,286)             --   --        (3,099,286)
                               --------------  --------------   --    --------------
TOTAL......................... $1,188,218,323  $5,350,738,368   --    $6,538,956,691
                               ==============  ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                               THE U.S.       THE DFA    THE JAPANESE     THE ASIA
                                                               LARGE CAP   INTERNATIONAL SMALL COMPANY  PACIFIC SMALL
                                                             VALUE SERIES* VALUE SERIES*    SERIES*    COMPANY SERIES*
                                                             ------------- ------------- ------------- ---------------
ASSETS:
Investments at Value (including $1,157,676, $493,832,
  $406,977 and $271,854 of securities on loan,
  respectively).............................................  $28,970,122   $11,983,670   $3,802,749     $1,719,710
Temporary Cash Investments at Value & Cost..................      254,326            --           --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $516,703, $488,030, $218,282 and
  $102,268).................................................      516,726       488,072      218,283        102,269
Segregated Cash for Futures Contracts.......................        9,030         4,482           --             --
Foreign Currencies at Value.................................           --        12,447        1,430          2,420
Cash........................................................           --       120,621        4,682            531
Receivables:
   Investment Securities Sold...............................        2,669         9,828        6,042          6,454
   Dividends, Interest and Tax Reclaims.....................       36,806        55,078       23,777            906
   Securities Lending Income................................          114           641        1,325            642
   Futures Margin Variation.................................        1,941           953           --             --
Unrealized Gain on Foreign Currency Contracts...............           --            19           --             --
                                                              -----------   -----------   ----------     ----------
       Total Assets.........................................   29,791,734    12,675,811    4,058,288      1,832,932
                                                              -----------   -----------   ----------     ----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................      516,732       488,058      218,323        102,262
   Investment Securities Purchased..........................       27,826        31,386        5,218              4
   Due to Advisor...........................................        2,547         2,123          340            152
Unrealized Loss on Foreign Currency Contracts...............           --             5           --             --
Accrued Expenses and Other Liabilities......................        1,834           899          310            143
                                                              -----------   -----------   ----------     ----------
       Total Liabilities....................................      548,939       522,471      224,191        102,561
                                                              -----------   -----------   ----------     ----------
NET ASSETS..................................................  $29,242,795   $12,153,340   $3,834,097     $1,730,371
                                                              ===========   ===========   ==========     ==========
Investments at Cost.........................................  $21,537,117   $11,764,956   $3,390,946     $1,814,726
                                                              ===========   ===========   ==========     ==========
Foreign Currencies at Cost..................................  $        --   $    12,472   $    1,430     $    2,426
                                                              ===========   ===========   ==========     ==========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                                 THE EMERGING
                                                     THE UNITED    THE CONTINENTAL THE CANADIAN                    MARKETS
                                                    KINGDOM SMALL   SMALL COMPANY  SMALL COMPANY  THE EMERGING    SMALL CAP
                                                   COMPANY SERIES*     SERIES*        SERIES*    MARKETS SERIES*   SERIES*
                                                   --------------- --------------- ------------- --------------- ------------
ASSETS:
Investments at Value (including $23,348,
  $590,451, $201,608, $230,914 and $726,606 of
  securities on loan, respectively)...............   $2,178,246      $5,387,068     $1,144,094     $5,393,142     $6,233,362
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $25,538,
  $589,632, $154,040, $135,201 and $308,689)......       25,540         589,645        154,044        135,212        308,694
Segregated Cash for Futures Contracts.............           --              --             --          2,578          2,350
Foreign Currencies at Value.......................        1,320          13,899            334         27,579         44,519
Cash..............................................        2,899           1,750            954         51,986         22,821
Receivables:
   Investment Securities Sold.....................        2,448          14,104            489             --          2,861
   Dividends, Interest and Tax Reclaims...........        6,330          10,149            711          5,006          6,765
   Securities Lending Income......................           74           1,375            398            406          4,009
   Futures Margin Variation.......................           --              --             --            549            499
Unrealized Gain on Foreign Currency Contracts.....            4              --             --             --              2
                                                     ----------      ----------     ----------     ----------     ----------
       Total Assets...............................    2,216,861       6,017,990      1,301,024      5,616,458      6,625,882
                                                     ----------      ----------     ----------     ----------     ----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............       25,543         589,693        154,033        135,214        308,662
   Investment Securities Purchased................        2,151           5,175             --         10,731          9,136
   Due to Advisor.................................          191             476            103            472          1,105
Unrealized Loss on Foreign Currency Contracts.....           --               1             --             --              3
Accrued Expenses and Other Liabilities............          151             385             77            392            674
                                                     ----------      ----------     ----------     ----------     ----------
       Total Liabilities..........................       28,036         595,730        154,213        146,809        319,580
                                                     ----------      ----------     ----------     ----------     ----------
NET ASSETS........................................   $2,188,825      $5,422,260     $1,146,811     $5,469,649     $6,306,302
                                                     ==========      ==========     ==========     ==========     ==========
Investments at Cost...............................   $2,131,989      $4,806,989     $1,423,202     $4,077,917     $6,714,708
                                                     ==========      ==========     ==========     ==========     ==========
Foreign Currencies at Cost........................   $    1,320      $   13,953     $      334     $   27,762     $   45,352
                                                     ==========      ==========     ==========     ==========     ==========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                  THE U.S.       THE DFA    THE JAPANESE  THE ASIA PACIFIC
                                                                  LARGE CAP   INTERNATIONAL SMALL COMPANY  SMALL COMPANY
                                                                VALUE SERIES# VALUE SERIES#    SERIES#        SERIES#
                                                                ------------- ------------- ------------- ----------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $42,705,
     $7,880 and $1,125, respectively)..........................  $   663,709   $   438,823    $  71,123      $  70,986
   Income from Securities Lending..............................        2,537         9,055       14,354          7,628
       Total Investment Income.................................      666,246       447,878       85,477         78,614
EXPENSES
   Investment Management Fees..................................       29,655        26,161        4,234          1,927
   Accounting & Transfer Agent Fees............................        1,220           546          178             84
   Custodian Fees..............................................          308         1,005          628            342
   Shareholders' Reports.......................................           --            --            1              3
   Directors'/Trustees' Fees & Expenses........................          119            54           17              8
   Professional Fees...........................................          393           222           64             29
   Other.......................................................          599           383          125             56
                                                                 -----------   -----------    ---------      ---------
       Total Expenses..........................................       32,294        28,371        5,247          2,449
                                                                 -----------   -----------    ---------      ---------
   Fees Paid Indirectly (Note C)...............................           --          (989)        (148)           (54)
                                                                 -----------   -----------    ---------      ---------
   Net Expenses................................................       32,294        27,382        5,099          2,395
                                                                 -----------   -----------    ---------      ---------
   NET INVESTMENT INCOME (LOSS)................................      633,952       420,496       80,378         76,219
                                                                 -----------   -----------    ---------      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................    1,506,250       410,722      229,342        (55,523)
       Affiliated Investment Companies Shares Sold.............          (48)         (107)        (137)           (60)
       Futures.................................................       32,885        13,338           --           (134)
       Foreign Currency Transactions...........................           --        (5,911)      (2,149)          (898)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............   (1,356,683)   (1,897,300)    (628,895)      (175,750)
       Affiliated Investment Companies Shares..................          (15)           55           71             42
       Futures.................................................      (21,778)       (9,675)          --             --
       Translation of Foreign Currency Denominated Amounts.....           --          (613)         280             (7)
                                                                 -----------   -----------    ---------      ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................      160,611    (1,489,491)    (401,488)      (232,330)
                                                                 -----------   -----------    ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................  $   794,563   $(1,068,995)   $(321,110)     $(156,111)
                                                                 ===========   ===========    =========      =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                                THE EMERGING
                                                    THE UNITED    THE CONTINENTAL THE CANADIAN                    MARKETS
                                                   KINGDOM SMALL   SMALL COMPANY  SMALL COMPANY  THE EMERGING    SMALL CAP
                                                  COMPANY SERIES#     SERIES#        SERIES#    MARKETS SERIES#   SERIES#
                                                  --------------- --------------- ------------- --------------- ------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld
     of $115, $21,531, $3,695, $19,000 and
     $22,195, respectively)......................    $  78,294      $   140,369     $  21,299      $ 152,477    $   169,405
   Income from Securities Lending................        1,135           18,943         5,340          5,675         55,213
                                                     ---------      -----------     ---------      ---------    -----------
       Total Investment Income...................       79,429          159,312        26,639        158,152        224,618
                                                     ---------      -----------     ---------      ---------    -----------
EXPENSES
   Investment Management Fees....................        2,377            6,059         1,201          6,237         14,936
   Accounting & Transfer Agent Fees..............          101              254            49            261            312
   Custodian Fees................................          106              737            73          1,790          2,556
   Shareholders' Reports.........................            2               --             4             --             --
   Directors'/Trustees' Fees & Expenses..........           10               24             4             28             31
   Professional Fees.............................           36              103            18            305            209
   Other.........................................           67              203            32            192            221
                                                     ---------      -----------     ---------      ---------    -----------
          Total Expenses.........................        2,699            7,380         1,381          8,813         18,265
                                                     ---------      -----------     ---------      ---------    -----------
   Fees Paid Indirectly (Note C).................          (75)            (315)          (49)          (554)          (381)
                                                     ---------      -----------     ---------      ---------    -----------
   Net Expenses..................................        2,624            7,065         1,332          8,259         17,884
                                                     ---------      -----------     ---------      ---------    -----------
   NET INVESTMENT INCOME (LOSS)..................       76,805          152,247        25,307        149,893        206,734
                                                     ---------      -----------     ---------      ---------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..............       85,120          319,242        27,505         83,224        190,607
       Affiliated Investment Companies
         Shares Sold.............................           (9)            (101)          (19)           (12)             3
       Futures...................................           --              161            --         (2,079)          (241)
       Foreign Currency Transactions.............       (1,153)          (2,498)          120         (1,530)        (5,175)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency................................     (373,044)      (1,131,028)     (185,376)      (948,414)    (1,594,871)
       Affiliated Investment Companies
         Shares..................................           --               78            (3)             7            (30)
       Futures...................................           --               --            --         (3,369)        (4,231)
       Translation of Foreign Currency
         Denominated Amounts.....................         (181)            (371)            6            (32)           (34)
                                                     ---------      -----------     ---------      ---------    -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).......     (289,267)        (814,517)     (157,767)      (872,205)    (1,413,972)
                                                     ---------      -----------     ---------      ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS......................    $(212,462)     $  (662,270)    $(132,460)     $(722,312)   $(1,207,238)
                                                     =========      ===========     =========      =========    ===========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                  THE U.S. LARGE CAP VALUE  THE DFA INTERNATIONAL VALUE
                                                                           SERIES                    SERIES
                                                                  ------------------------  --------------------------
                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                  OCT 31, 2018 OCT 31, 2017 OCT 31, 2018  OCT 31, 2017
                                                                  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................. $   633,952  $   540,980  $   420,496   $   373,063
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................   1,506,250    1,415,252      410,722       133,582
       Affiliated Investment Companies Shares Sold...............         (48)          (4)        (107)           55
       Futures...................................................      32,885       22,013       13,338        16,570
       Foreign Currency Transactions.............................          --           --       (5,911)       (2,679)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................  (1,356,683)   3,199,777   (1,897,300)    2,126,222
       Affiliated Investment Companies Shares....................         (15)         (95)          55           (73)
       Futures...................................................     (21,778)      11,932       (9,675)        3,736
       Translation of Foreign Currency Denominated Amounts.......          --           --         (613)        1,069
                                                                  -----------  -----------  -----------   -----------
       Net Increase (Decrease) in Net Assets Resulting from
         Operations..............................................     794,563    5,189,855   (1,068,995)    2,651,545
                                                                  -----------  -----------  -----------   -----------
Transactions in Interest:
   Contributions.................................................   2,333,386    2,626,519    1,051,133       995,812
   Withdrawals...................................................  (1,561,700)  (1,056,396)    (560,948)     (644,747)
                                                                  -----------  -----------  -----------   -----------
       Net Increase (Decrease) from Transactions in Interest.....     771,686    1,570,123      490,185       351,065
                                                                  -----------  -----------  -----------   -----------
       Total Increase (Decrease) in Net Assets...................   1,566,249    6,759,978     (578,810)    3,002,610
NET ASSETS
   Beginning of Year.............................................  27,676,546   20,916,568   12,732,150     9,729,540
                                                                  -----------  -----------  -----------   -----------
   End of Year................................................... $29,242,795  $27,676,546  $12,153,340   $12,732,150
                                                                  ===========  ===========  ===========   ===========

                                                                     THE JAPANESE SMALL
                                                                       COMPANY SERIES
                                                                  ------------------------
                                                                   YEAR ENDED   YEAR ENDED
                                                                  OCT 31, 2018 OCT 31, 2017
                                                                  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................  $   80,378   $   65,529
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................     229,342      174,661
       Affiliated Investment Companies Shares Sold...............        (137)          70
       Futures...................................................          --           --
       Foreign Currency Transactions.............................      (2,149)      (2,843)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................    (628,895)     616,328
       Affiliated Investment Companies Shares....................          71         (116)
       Futures...................................................          --           --
       Translation of Foreign Currency Denominated Amounts.......         280          489
                                                                   ----------   ----------
       Net Increase (Decrease) in Net Assets Resulting from
         Operations..............................................    (321,110)     854,118
                                                                   ----------   ----------
Transactions in Interest:
   Contributions.................................................     364,251      195,960
   Withdrawals...................................................    (198,093)    (193,623)
                                                                   ----------   ----------
       Net Increase (Decrease) from Transactions in Interest.....     166,158        2,337
                                                                   ----------   ----------
       Total Increase (Decrease) in Net Assets...................    (154,952)     856,455
NET ASSETS
   Beginning of Year.............................................   3,989,049    3,132,594
                                                                   ----------   ----------
   End of Year...................................................  $3,834,097   $3,989,049
                                                                   ==========   ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   THE ASIA PACIFIC SMALL   THE UNITED KINGDOM SMALL
                                                                       COMPANY SERIES            COMPANY SERIES
                                                                  ------------------------  ------------------------
                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  OCT 31, 2018 OCT 31, 2017 OCT 31, 2018 OCT 31, 2017
                                                                  ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................  $   76,219   $   63,045   $   76,805   $   68,684
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................     (55,523)      57,205       85,120       68,209
       Affiliated Investment Companies Shares Sold...............         (60)          63           (9)           2
       Futures...................................................        (134)          --           --           --
       Foreign Currency Transactions.............................        (898)        (697)      (1,153)         330
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................    (175,750)     131,297     (373,044)     383,963
       Affiliated Investment Companies Shares....................          42          (85)          --           (8)
       Translation of Foreign Currency Denominated Amounts.......          (7)          (7)        (181)         206
                                                                   ----------   ----------   ----------   ----------
       Net Increase (Decrease) in Net Assets Resulting from
         Operations..............................................    (156,111)     250,821     (212,462)     521,386
                                                                   ----------   ----------   ----------   ----------
Transactions in Interest:
   Contributions.................................................     199,024      110,964      120,516      158,197
   Withdrawals...................................................    (128,247)    (101,816)     (49,141)     (33,136)
                                                                   ----------   ----------   ----------   ----------
       Net Increase (Decrease) from Transactions in Interest.....      70,777        9,148       71,375      125,061
                                                                   ----------   ----------   ----------   ----------
       Total Increase (Decrease) in Net Assets...................     (85,334)     259,969     (141,087)     646,447
NET ASSETS
   Beginning of Year.............................................   1,815,705    1,555,736    2,329,912    1,683,465
                                                                   ----------   ----------   ----------   ----------
   End of Year...................................................  $1,730,371   $1,815,705   $2,188,825   $2,329,912
                                                                   ==========   ==========   ==========   ==========

                                                                    THE CONTINENTAL SMALL
                                                                       COMPANY SERIES
                                                                  ------------------------
                                                                   YEAR ENDED   YEAR ENDED
                                                                  OCT 31, 2018 OCT 31, 2017
                                                                  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................. $   152,247   $  114,873
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................     319,242      217,209
       Affiliated Investment Companies Shares Sold...............        (101)          32
       Futures...................................................         161           --
       Foreign Currency Transactions.............................      (2,498)         992
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................  (1,131,028)   1,106,864
       Affiliated Investment Companies Shares....................          78         (119)
       Translation of Foreign Currency Denominated Amounts.......        (371)         303
                                                                  -----------   ----------
       Net Increase (Decrease) in Net Assets Resulting from
         Operations..............................................    (662,270)   1,440,154
                                                                  -----------   ----------
Transactions in Interest:
   Contributions.................................................     480,253      303,976
   Withdrawals...................................................    (146,782)    (140,996)
                                                                  -----------   ----------
       Net Increase (Decrease) from Transactions in Interest.....     333,471      162,980
                                                                  -----------   ----------
       Total Increase (Decrease) in Net Assets...................    (328,799)   1,603,134
NET ASSETS
   Beginning of Year.............................................   5,751,059    4,147,925
                                                                  -----------   ----------
   End of Year................................................... $ 5,422,260   $5,751,059
                                                                  ===========   ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                       THE CANADIAN SMALL       THE EMERGING MARKETS
                                                                         COMPANY SERIES                SERIES
                                                                    ------------------------  ------------------------
                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                    OCT 31, 2018 OCT 31, 2017 OCT 31, 2018 OCT 31, 2017
                                                                    ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)....................................  $   25,307   $   24,738  $   149,893   $  128,502
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................      27,505      (39,064)      83,224       (7,795)
       Affiliated Investment Companies Shares Sold.................         (19)          21          (12)          (8)
       Futures.....................................................          --           --       (2,079)       8,355
       Foreign Currency Transactions...............................         120          (26)      (1,530)         (35)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (185,376)     137,860     (948,414)   1,213,036
       Affiliated Investment Companies Shares......................          (3)         (28)           7          (19)
       Futures.....................................................          --           --       (3,369)         929
       Translation of Foreign Currency Denominated Amounts.........           6           (7)         (32)         (69)
                                                                     ----------   ----------  -----------   ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (132,460)     123,494     (722,312)   1,342,896
                                                                     ----------   ----------  -----------   ----------
Transactions in Interest:
   Contributions...................................................     136,490      269,073      667,220      738,457
   Withdrawals.....................................................     (47,441)    (135,609)  (1,198,466)    (355,877)
                                                                     ----------   ----------  -----------   ----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................      89,049      133,464     (531,246)     382,580
                                                                     ----------   ----------  -----------   ----------
       Total Increase (Decrease) in Net Assets.....................     (43,411)     256,958   (1,253,558)   1,725,476
NET ASSETS
   Beginning of Year...............................................   1,190,222      933,264    6,723,207    4,997,731
                                                                     ----------   ----------  -----------   ----------
   End of Year.....................................................  $1,146,811   $1,190,222  $ 5,469,649   $6,723,207
                                                                     ==========   ==========  ===========   ==========

                                                                    THE EMERGING MARKETS SMALL
                                                                           CAP SERIES
                                                                    ------------------------
                                                                     YEAR ENDED    YEAR ENDED
                                                                    OCT 31, 2018  OCT 31, 2017
                                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   206,734    $  176,036
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     190,607       173,946
       Affiliated Investment Companies Shares Sold.................           3            23
       Futures.....................................................        (241)        9,284
       Foreign Currency Transactions...............................      (5,175)           79
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................  (1,594,871)      923,325
       Affiliated Investment Companies Shares......................         (30)          (73)
       Futures.....................................................      (4,231)          843
       Translation of Foreign Currency Denominated Amounts.........         (34)         (193)
                                                                    -----------    ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (1,207,238)    1,283,270
                                                                    -----------    ----------
Transactions in Interest:
   Contributions...................................................     667,652       959,649
   Withdrawals.....................................................    (407,569)     (505,109)
                                                                    -----------    ----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................     260,083       454,540
                                                                    -----------    ----------
       Total Increase (Decrease) in Net Assets.....................    (947,155)    1,737,810
NET ASSETS
   Beginning of Year...............................................   7,253,457     5,515,647
                                                                    -----------    ----------
   End of Year..................................................... $ 6,306,302    $7,253,457
                                                                    ===========    ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   THE U.S. LARGE CAP VALUE SERIES
                                                   ---------------------------------------------------------------
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   OCT 31, 2018 OCT 31, 2017 OCT 31, 2016 OCT 31, 2015 OCT 31, 2014
                                                   ------------ ------------ ------------ ------------ ------------
Total Return......................................        2.95%       24.31%        4.75%        1.32%       15.67%
                                                   -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)............... $29,242,795  $27,676,546  $20,916,568  $19,094,057  $18,376,682
Ratio of Expenses to Average Net Assets...........        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Net Investment Income to Average Net
  Assets..........................................        2.14%        2.19%        2.39%        2.20%        1.90%
Portfolio Turnover Rate...........................          13%          15%          15%          16%          15%
                                                   -----------  -----------  -----------  -----------  -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    THE DFA INTERNATIONAL VALUE SERIES
                                                   ------------------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   OCT 31, 2018  OCT 31, 2017 OCT 31, 2016  OCT 31, 2015  OCT 31, 2014
                                                   ------------  ------------ ------------  ------------  ------------
Total Return......................................       (8.10%)       26.53%       (0.10%)       (5.35%)       (0.72%)
                                                   -----------   -----------   ----------    ----------    ----------
Net Assets, End of Year (thousands)............... $12,153,340   $12,732,150   $9,729,540    $9,227,905    $9,343,666
Ratio of Expenses to Average Net Assets...........        0.22%         0.22%        0.22%         0.22%         0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................        0.22%         0.22%        0.22%         0.22%         0.22%
Ratio of Net Investment Income to Average Net
  Assets..........................................        3.21%         3.33%        3.72%         3.31%         4.50%
Portfolio Turnover Rate...........................          20%           17%          17%           21%           17%
                                                   -----------   -----------   ----------    ----------    ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   THE JAPANESE SMALL COMPANY SERIES
                                                   ----------------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015 OCT 31, 2014
                                                   ------------  ------------ ------------ ------------ ------------
Total Return......................................       (7.46%)       27.10%       14.53%        9.04%        2.46%
                                                    ----------    ----------   ----------   ----------   ----------
Net Assets, End of Year (thousands)...............  $3,834,097    $3,989,049   $3,132,594   $2,631,688   $2,505,409
Ratio of Expenses to Average Net Assets...........        0.12%         0.13%        0.13%        0.13%        0.13%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................        0.12%         0.13%        0.13%        0.13%        0.13%
Ratio of Net Investment Income to Average Net
  Assets..........................................        1.90%         1.90%        1.99%        1.69%        1.71%
Portfolio Turnover Rate...........................          17%           13%          10%           6%           9%
                                                    ----------    ----------   ----------   ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  THE ASIA PACIFIC SMALL COMPANY SERIES
                                                   -----------------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                   OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015  OCT 31, 2014
                                                   ------------  ------------ ------------ ------------  ------------
Total Return......................................       (8.14%)       16.21%       16.69%      (11.83%)       (3.46%)
                                                    ----------    ----------   ----------   ----------    ----------
Net Assets, End of Year (thousands)...............  $1,730,371    $1,815,705   $1,555,736   $1,228,274    $1,453,786
Ratio of Expenses to Average Net Assets...........        0.13%         0.13%        0.13%        0.13%         0.13%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid............................
Indirectly).......................................        0.13%         0.13%        0.13%        0.13%         0.13%
Ratio of Net Investment Income to Average Net
  Assets..........................................        3.96%         3.82%        4.00%        4.17%         3.96%
Portfolio Turnover Rate...........................          18%           14%          10%           7%            7%
                                                    ----------    ----------   ----------   ----------    ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        THE UNITED KINGDOM SMALL COMPANY SERIES
                                                             ------------------------------------------------------------
                                                                YEAR         YEAR        YEAR         YEAR        YEAR
                                                                ENDED        ENDED       ENDED        ENDED       ENDED
                                                               OCT 31,      OCT 31,     OCT 31,      OCT 31,     OCT 31,
                                                                2018         2017        2016         2015        2014
                                                             ----------   ----------  ----------   ----------  ----------
Total Return................................................      (8.90%)      29.87%     (15.82%)       9.95%       1.22%
                                                             ----------   ----------  ----------   ----------  ----------
Net Assets, End of Year (thousands)......................... $2,188,825   $2,329,912  $1,683,465   $2,084,113  $1,995,898
Ratio of Expenses to Average Net Assets.....................       0.11%        0.12%       0.12%        0.11%       0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................       0.11%        0.12%       0.12%        0.11%       0.11%
Ratio of Net Investment Income to Average Net Assets........       3.23%        3.40%       4.36%        3.44%       2.98%
Portfolio Turnover Rate.....................................         14%           9%         15%          10%          8%
                                                             ----------   ----------  ----------   ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               THE CONTINENTAL SMALL COMPANY SERIES
                                                   -----------------------------------------------------------
                                                      YEAR         YEAR        YEAR        YEAR        YEAR
                                                      ENDED        ENDED       ENDED       ENDED       ENDED
                                                     OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                      2018         2017        2016        2015        2014
                                                   ----------   ----------  ----------  ----------  ----------
Total Return......................................     (10.78%)      34.27%       6.10%       9.81%      (2.25%)
                                                   ----------   ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)............... $5,422,260   $5,751,059  $4,147,925  $3,653,743  $3,152,277
Ratio of Expenses to Average Net Assets...........       0.12%        0.13%       0.13%       0.13%       0.13%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................       0.12%        0.13%       0.13%       0.13%       0.13%
Ratio of Net Investment Income to Average Net
  Assets..........................................       2.51%        2.33%       2.49%       2.44%       2.40%
Portfolio Turnover Rate...........................         15%          13%          9%         14%         13%
                                                   ----------   ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  THE CANADIAN SMALL COMPANY SERIES
                                                                       ------------------------------------------------------
                                                                          YEAR         YEAR       YEAR      YEAR       YEAR
                                                                          ENDED        ENDED      ENDED     ENDED      ENDED
                                                                         OCT 31,      OCT 31,    OCT 31,   OCT 31,    OCT 31,
                                                                          2018         2017       2016      2015       2014
                                                                       ----------   ----------  --------  --------   --------
Total Return..........................................................     (10.44%)      12.10%    20.77%   (25.00%)    (3.83%)
                                                                       ----------   ----------  --------  --------   --------
Net Assets, End of Year (thousands)................................... $1,146,811   $1,190,222  $933,264  $623,132   $849,429
Ratio of Expenses to Average Net Assets...............................       0.12%        0.12%     0.12%     0.12%      0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
  Indirectly).........................................................       0.12%        0.12%     0.12%     0.12%      0.12%
Ratio of Net Investment Income to Average Net Assets..................       2.11%        2.14%     2.52%     2.73%      2.42%
Portfolio Turnover Rate...............................................         14%          22%        8%       18%         5%
                                                                       ----------   ----------  --------  --------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               THE EMERGING MARKETS SERIES
                                                              ------------------------------------------------------------
                                                                 YEAR         YEAR        YEAR        YEAR         YEAR
                                                                 ENDED        ENDED       ENDED       ENDED        ENDED
                                                                OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                 2018         2017        2016        2015         2014
                                                              ----------   ----------  ----------  ----------   ----------
Total Return.................................................     (11.83%)      25.26%      11.44%     (14.86%)       1.74%
                                                              ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands).......................... $5,469,649   $6,723,207  $4,997,731  $4,403,555   $4,185,451
Ratio of Expenses to Average Net Assets......................       0.14%        0.15%       0.15%       0.16%        0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
Indirectly)..................................................       0.14%        0.15%       0.15%       0.16%        0.15%
Ratio of Net Investment Income to Average Net Assets.........       2.40%        2.23%       2.45%       2.39%        2.51%
Portfolio Turnover Rate......................................         12%           8%          5%          9%           5%
                                                              ----------   ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          THE EMERGING MARKETS SMALL CAP SERIES
                                                              ------------------------------------------------------------
                                                                 YEAR         YEAR        YEAR        YEAR         YEAR
                                                                 ENDED        ENDED       ENDED       ENDED        ENDED
                                                                OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                 2018         2017        2016        2015         2014
                                                              ----------   ----------  ----------  ----------   ----------
Total Return.................................................     (16.06%)      21.55%      14.45%      (9.42%)       5.60%
                                                              ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands).......................... $6,306,302   $7,253,457  $5,515,647  $4,898,307   $4,921,438
Ratio of Expenses to Average Net Assets......................       0.24%        0.27%       0.26%       0.26%        0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
Indirectly)..................................................       0.24%        0.27%       0.26%       0.27%        0.26%
Ratio of Net Investment Income to Average Net Assets.........       2.77%        2.78%       2.89%       2.62%        2.48%
Portfolio Turnover Rate......................................         12%          15%         18%         18%           9%
                                                              ----------   ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, nine of which are included in this section of the report (collectively, the "Series"). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

DOMESTIC EQUITY PORTFOLIO              INTERNATIONAL EQUITY PORTFOLIOS
-------------------------              -------------------------------
The U.S. Large Cap Value Series        The DFA International Value Series
                                       The Japanese Small Company Series
                                       The Asia Pacific Small Company Series
                                       The United Kingdom Small Company
                                       Series
                                       The Continental Small Company Series
                                       The Canadian Small Company Series
                                       The Emerging Markets Series
                                       The Emerging Markets Small Cap Series

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2018, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Cap Value Series............................. 0.10%

The DFA International Value Series.......................... 0.20%
The Japanese Small Company Series........................... 0.10%
The Asia Pacific Small Company Series....................... 0.10%
The United Kingdom Small Company Series..................... 0.10%
The Continental Small Company Series........................ 0.10%
The Canadian Small Company Series........................... 0.10%
The Emerging Markets Series................................. 0.10%
The Emerging Markets Small Cap Series....................... 0.20%

EARNED INCOME CREDIT:

   Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series' net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
The DFA International Value Series..........................    $989
The Japanese Small Company Series...........................     148
The Asia Pacific Small Company Series.......................      54
The United Kingdom Small Company Series.....................      75
The Continental Small Company Series........................     315
The Canadian Small Company Series...........................      49
The Emerging Markets Series.................................     554
The Emerging Markets Small Cap Series.......................     381

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2018, the total related amounts paid by the Trust to the CCO were $87 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series............................. $617
The DFA International Value Series..........................  376
The Japanese Small Company Series...........................   94
The Asia Pacific Small Company Series.......................   48
The United Kingdom Small Company Series.....................   61
The Continental Small Company Series........................  122
The Canadian Small Company Series...........................   29
The Emerging Markets Series.................................  154
The Emerging Markets Small Cap Series.......................  135

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Series' transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                             PURCHASES    SALES
                                                             ---------- ----------
The U.S. Large Cap Value Series............................. $5,543,488 $3,723,399
The DFA International Value Series.......................... $3,403,827 $2,545,630
The Japanese Small Company Series........................... $  976,847 $  719,764
The Asia Pacific Small Company Series....................... $  510,299 $  343,622
The United Kingdom Small Company Series..................... $  524,714 $  331,876
The Continental Small Company Series........................ $1,375,712 $  893,142
The Canadian Small Company Series........................... $  322,055 $  164,166
The Emerging Markets Series................................. $  745,874 $1,110,431
The Emerging Markets Small Cap Series....................... $1,317,097 $  847,123

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                                 CHANGE IN
                                                                  NET REALIZED  UNREALIZED
                               BALANCE AT PURCHASES AT  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                                10/31/17      COST     FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018
                               ---------- ------------ ---------- ------------ ------------- ---------------- ----------------
THE U.S. LARGE CAP VALUE
  SERIES
The DFA Short Term Investment
  Fund........................  $522,421   $5,227,508  $5,233,140    $ (48)        $(15)         $516,726          44,661
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL                           $522,421   $5,227,508  $5,233,140    $ (48)        $(15)         $516,726          44,661
                                ========   ==========  ==========    =====         ====          ========          ======
THE DFA INTERNATIONAL VALUE
  SERIES
The DFA Short Term Investment
  Fund........................  $593,861   $6,403,288  $6,509,025    $(107)        $ 55          $488,072          42,184
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL                           $593,861   $6,403,288  $6,509,025    $(107)        $ 55          $488,072          42,184
                                ========   ==========  ==========    =====         ====          ========          ======
THE JAPANESE SMALL COMPANY
  SERIES
The DFA Short Term Investment
  Fund........................  $399,385   $1,131,735  $1,312,771    $(137)        $ 71          $218,283          18,866
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL                           $399,385   $1,131,735  $1,312,771    $(137)        $ 71          $218,283          18,866
                                ========   ==========  ==========    =====         ====          ========          ======
THE ASIA PACIFIC SMALL
  COMPANY SERIES
The DFA Short Term Investment
  Fund........................  $257,951   $  378,152  $  533,816    $ (60)        $ 42          $102,269           8,839
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL                           $257,951   $  378,152  $  533,816    $ (60)        $ 42          $102,269           8,839
                                ========   ==========  ==========    =====         ====          ========          ======


                               DIVIDEND CAPITAL GAIN
                                INCOME  DISTRIBUTIONS
                               -------- -------------
THE U.S. LARGE CAP VALUE
  SERIES
The DFA Short Term Investment
  Fund........................ $11,998       --
                               -------       --
TOTAL                          $11,998       --
                               =======       ==
THE DFA INTERNATIONAL VALUE
  SERIES
The DFA Short Term Investment
  Fund........................ $15,317       --
                               -------       --
TOTAL                          $15,317       --
                               =======       ==
THE JAPANESE SMALL COMPANY
  SERIES
The DFA Short Term Investment
  Fund........................ $ 5,579       --
                               -------       --
TOTAL                          $ 5,579       --
                               =======       ==
THE ASIA PACIFIC SMALL
  COMPANY SERIES
The DFA Short Term Investment
  Fund........................ $ 3,391       --
                               -------       --
TOTAL                          $ 3,391       --
                               =======       ==

                                                                                 CHANGE IN
                                                                  NET REALIZED  UNREALIZED
                               BALANCE AT PURCHASES AT  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                                10/31/17      COST     FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018
                               ---------- ------------ ---------- ------------ ------------- ---------------- ----------------
THE UNITED KINGDOM SMALL
  COMPANY SERIES
The DFA Short Term Investment
  Fund........................  $ 53,700   $  426,909  $  455,060    $  (9)          --          $ 25,540           2,207
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL.........................  $ 53,700   $  426,909  $  455,060    $  (9)          --          $ 25,540           2,207
                                ========   ==========  ==========    =====         ====          ========          ======
THE CONTINENTAL SMALL COMPANY
  SERIES
The DFA Short Term Investment
  Fund........................  $470,885   $1,938,694  $1,819,911    $(101)        $ 78          $589,645          50,963
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL.........................  $470,885   $1,938,694  $1,819,911    $(101)        $ 78          $589,645          50,963
                                ========   ==========  ==========    =====         ====          ========          ======
THE CANADIAN SMALL COMPANY
  SERIES
The DFA Short Term Investment
  Fund........................  $212,919   $  889,834  $  948,687    $ (19)        $ (3)         $154,044          13,314
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL.........................  $212,919   $  889,834  $  948,687    $ (19)        $ (3)         $154,044          13,314
                                ========   ==========  ==========    =====         ====          ========          ======
THE EMERGING MARKETS SERIES
The DFA Short Term Investment
  Fund........................  $202,669   $1,518,860  $1,586,312    $ (12)        $  7          $135,212          11,686
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL.........................  $202,669   $1,518,860  $1,586,312    $ (12)        $  7          $135,212          11,686
                                ========   ==========  ==========    =====         ====          ========          ======
THE EMERGING MARKETS SMALL
  CAP SERIES
The DFA Short Term Investment
  Fund........................  $584,551   $  765,590  $1,041,420    $   3         $(30)         $308,694          26,681
                                --------   ----------  ----------    -----         ----          --------          ------
TOTAL.........................  $584,551   $  765,590  $1,041,420    $   3         $(30)         $308,694          26,681
                                ========   ==========  ==========    =====         ====          ========          ======


                               DIVIDEND CAPITAL GAIN
                                INCOME  DISTRIBUTIONS
                               -------- -------------
THE UNITED KINGDOM SMALL
  COMPANY SERIES
The DFA Short Term Investment
  Fund........................ $ 1,181       --
                               -------       --
TOTAL......................... $ 1,181       --
                               =======       ==
THE CONTINENTAL SMALL COMPANY
  SERIES
The DFA Short Term Investment
  Fund........................ $10,663       --
                               -------       --
TOTAL......................... $10,663       --
                               =======       ==
THE CANADIAN SMALL COMPANY
  SERIES
The DFA Short Term Investment
  Fund........................ $ 3,462       --
                               -------       --
TOTAL......................... $ 3,462       --
                               =======       ==
THE EMERGING MARKETS SERIES
The DFA Short Term Investment
  Fund........................ $ 4,144       --
                               -------       --
TOTAL......................... $ 4,144       --
                               =======       ==
THE EMERGING MARKETS SMALL
  CAP SERIES
The DFA Short Term Investment
  Fund........................ $ 8,657       --
                               -------       --
TOTAL......................... $ 8,657       --
                               =======       ==

F. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                          NET
                                                                                                       UNREALIZED
                                                              FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ----------- ------------ -------------- --------------
The U.S. Large Cap Value Series............................. $22,308,146  $8,353,529   $  (934,220)    $7,419,309
The DFA International Value Series..........................  12,252,986   1,301,440    (1,089,475)       211,965

                                                                                                         NET
                                                                                                      UNREALIZED
                                                              FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ---------- ------------ -------------- --------------
The Japanese Small Company Series........................... $3,609,228  $  761,853   $  (350,049)    $  411,804
The Asia Pacific Small Company Series.......................  1,916,994     282,504      (377,519)       (95,015)
The United Kingdom Small Company Series.....................  2,157,527     405,786      (359,527)        46,259
The Continental Small Company Series........................  5,396,621   1,297,062      (716,970)       580,092
The Canadian Small Company Series...........................  1,577,242     146,420      (425,524)      (279,104)
The Emerging Markets Series.................................  4,213,118   1,784,917      (472,387)     1,312,530
The Emerging Markets Small Cap Series.......................  7,023,397   1,092,377    (1,576,818)      (484,441)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Series.

   2. FORWARD CURRENCY CONTRACTS: The International Equity Series may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency.

   The decision to hedge a Series' currency exposure with respect to a foreign market will be based primarily on the Series' existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by a Series as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. As of October 31, 2018, the International Equity Series had no outstanding forward currency contracts.

   3. FUTURES CONTRACTS: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                             FUTURES
                                                             --------
The U.S. Large Cap Value Series............................. $203,773
The DFA International Value Series..........................  108,115
The Asia Pacific Small Company Series.......................    2,013
The Emerging Markets Series.................................   44,889
The Emerging Markets Small Cap Series.......................   49,628

   The following is a summary of the Series' derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                               LIABILITY DERIVATIVES VALUE
                                                             ------------------------------
                                                               TOTAL VALUE
                                                                    AT            EQUITY
                                                             OCTOBER 31, 2018 CONTRACTS*,(1)
                                                             ---------------- --------------
The U.S. Large Cap Value Series.............................     $(13,718)       $(13,718)
The DFA International Value Series..........................       (6,791)         (6,791)
The Emerging Markets Series.................................       (2,706)         (2,706)
The Emerging Markets Small Cap Series.......................       (3,099)         (3,099)

(1)Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

      The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                             REALIZED GAIN (LOSS) ON
                                                                   DERIVATIVES
                                                             -------------------------------
                                                                               EQUITY
                                                               TOTAL        CONTRACTS (1)
                                                               --------     -------------
The U.S. Large Cap Value Series............................. $ 32,885         $ 32,885
The DFA International Value Series..........................   13,338           13,338
The Asia Pacific Small Company Series.......................     (134)            (134)*
The Continental Small Company Series........................      161              161*
The Emerging Markets Series.................................   (2,079)          (2,079)
The Emerging Markets Small Cap Series.......................     (241)            (241)

                                                             CHANGE IN UNREALIZED APPRECIATION
                                                             (DEPRECIATION) ON DERIVATIVES
                                                             -------------------------------
                                                                               EQUITY
                                                               TOTAL        CONTRACTS (2)
                                                               --------     -------------
The U.S. Large Cap Value Series............................. $(21,778)        $(21,778)
The DFA International Value Series..........................   (9,675)          (9,675)
The Emerging Markets Series.................................   (3,369)          (3,369)
The Emerging Markets Small Cap Series.......................   (4,231)          (4,231)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of October 31, 2018, there were no futures contracts outstanding. During the year ended October 31, 2018, the Series had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                            WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                             AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                          INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                          ------------- ------------ ------------ -------- ---------------
The Japanese Small
  Company Series.........     2.36%       $ 1,921         14        $ 2       $  8,641
The Asia Pacific Small
  Company Series.........     2.24%         1,559         16          1          8,338
The United Kingdom Small
  Company Series.........     2.17%         2,955          1         --          2,955
The Canadian Small
  Company Series.........     2.17%           103          3         --            225
The Emerging Markets
  Series.................     2.21%        20,086         11         12        117,083
The Emerging Markets
  Small Cap Series.......     2.35%         4,229         15          4         10,350

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Series' available line of credit was used.

   There were no outstanding borrowings by the Series under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not use the interfund lending program during the year ended October 31, 2018.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                                    PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                                    --------- -------- --------------------
The U.S. Large Cap Value Series............................. $543,066  $194,550       $ (7,741)
The DFA International Value Series..........................  152,750   118,896          8,056
The Japanese Small Company Series...........................   93,194    63,061        (33,589)
The Asia Pacific Small Company Series.......................   36,855    85,500        (57,769)
The United Kingdom Small Company Series.....................   23,905    20,556        (25,020)
The Continental Small Company Series........................   67,369    59,514        (31,813)
The Canadian Small Company Series...........................   36,652     8,276            636
The Emerging Markets Series.................................    6,305     2,737           (757)

PORTFOLIO                                                    PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                                    --------- ------ --------------------
The Emerging Markets Small Cap Series.......................  $13,649  $6,267        $1,217

J. SECURITIES LENDING:

   As of October 31, 2018, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                              MARKET
                                                              VALUE
                                                             --------
The U.S. Large Cap Value Series............................. $668,401
The DFA International Value Series..........................   26,616
The Japanese Small Company Series...........................  210,816
The Asia Pacific Small Company Series.......................  192,107
The United Kingdom Small Company Series.....................    1,195
The Continental Small Company Series........................   59,659
The Canadian Small Company Series...........................   59,427
The Emerging Markets Series.................................  109,544
The Emerging Markets Small Cap Series.......................  470,789

   Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Series with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                              AS OF OCTOBER 31, 2018
                                                             ---------------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                             ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
THE U.S. LARGE CAP VALUE SERIES
   Common Stocks............................................ $516,725,797     --         --         --    $516,725,797
THE DFA INTERNATIONAL VALUE SERIES
   Common Stocks............................................  488,071,641     --         --         --     488,071,641
THE JAPANESE SMALL COMPANY SERIES
   Common Stocks............................................  218,282,913     --         --         --     218,282,913
THE ASIA PACIFIC SMALL COMPANY SERIES
   Common Stocks............................................  102,268,796     --         --         --     102,268,796
THE UNITED KINGDOM SMALL COMPANY SERIES
   Common Stocks............................................   25,539,665     --         --         --      25,539,665
THE CONTINENTAL SMALL COMPANY SERIES
   Common Stocks, Preferred Stocks, Rights/Warrants.........  589,645,154     --         --         --     589,645,154
THE CANADIAN SMALL COMPANY SERIES
   Common Stocks, Rights/Warrants...........................  154,044,207     --         --         --     154,044,207
THE EMERGING MARKETS SERIES
   Common Stocks............................................  135,211,841     --         --         --     135,211,841
THE EMERGING MARKETS SMALL CAP SERIES
   Common Stocks............................................  308,693,759     --         --         --     308,693,759

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Series' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Series' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Series' net assets or results of operations.

M. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits").

   The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States (the "Supreme Court") to review the Second Circuit's ruling, and that petition is pending. Additionally, the individual creditor plaintiffs have moved the Second Circuit to review its prior ruling in light of a recent decision by the Supreme Court (in an unrelated case) regarding the scope of the Bankruptcy Code's safe harbor for securities transactions; such review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it would certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants). Additionally, the Trustee has requested leave from the District Court to file an amended complaint to assert new claims against the shareholder defendants in light of the recent Supreme Court decision addressing the scope of the Bankruptcy Code's safe harbor for securities transactions; the District Court has stayed this request pending the Second Circuit's review of its prior decision with respect to the Individual Creditor Actions.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (nine of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the "Series") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL EMERGING MARKETS VALUE FUND VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
October 31, 2008-October 31, 2018

                                    [CHART]


                  Dimensional Emerging      MSCI Emerging Markets
                   Markets Value Fund       Index (net dividends)
                  --------------------      ---------------------
 10/31/2008              $10,000                   $10,000
 11/30/2008                9,245                     9,247
 12/31/2008               10,386                     9,968
 1/31/2009                 9,453                     9,325
 2/28/2009                 8,650                     8,799
 3/31/2009                10,151                    10,063
 4/30/2009                12,149                    11,738
 5/31/2009                14,890                    13,743
 6/30/2009                14,708                    13,558
 7/31/2009                16,688                    15,083
 8/31/2009                16,819                    15,029
 9/30/2009                18,377                    16,393
 10/31/2009               17,946                    16,413
 11/30/2009               19,096                    17,118
 12/31/2009               20,051                    17,794
 1/31/2010                18,916                    16,802
 2/28/2010                19,069                    16,861
 3/31/2010                20,750                    18,222
 4/30/2010                20,891                    18,443
 5/31/2010                18,711                    16,821
 6/30/2010                18,829                    16,697
 7/31/2010                20,581                    18,088
 8/31/2010                20,212                    17,736
 9/30/2010                22,647                    19,707
 10/31/2010               23,429                    20,280
 11/30/2010               22,678                    19,744
 12/31/2010               24,572                    21,153
 1/31/2011                23,806                    20,579
 2/28/2011                23,421                    20,387
 3/31/2011                24,772                    21,586
 4/30/2011                25,663                    22,256
 5/31/2011                24,693                    21,672
 6/30/2011                24,191                    21,338
 7/31/2011                23,998                    21,244
 8/31/2011                21,571                    19,345
 9/30/2011                17,706                    16,525
 10/31/2011               20,039                    18,714
 11/30/2011               19,030                    17,466
 12/31/2011               18,354                    17,256
 1/31/2012                20,907                    19,213
 2/29/2012                22,184                    20,364
 3/31/2012                21,237                    19,684
 4/30/2012                20,554                    19,449
 5/31/2012                18,283                    17,268
 6/30/2012                19,116                    17,934
 7/31/2012                19,002                    18,284
 8/31/2012                19,273                    18,223
 9/30/2012                20,518                    19,323
 10/31/2012               20,259                    19,206
 11/30/2012               20,491                    19,450
 12/31/2012               21,991                    20,401
 1/31/2013                22,352                    20,682
 2/28/2013                21,987                    20,422
 3/31/2013                21,806                    20,070
 4/30/2013                22,003                    20,222
 5/31/2013                21,382                    19,703
 6/30/2013                19,587                    18,448
 7/31/2013                19,976                    18,641
 8/31/2013                19,560                    18,321
 9/30/2013                21,009                    19,512
 10/31/2013               21,968                    20,460
 11/30/2013               21,449                    20,161
 12/31/2013               21,241                    19,870
 1/31/2014                19,764                    18,580
 2/28/2014                20,208                    19,195
 3/31/2014                21,115                    19,784
 4/30/2014                21,261                    19,850
 5/31/2014                22,132                    20,543
 6/30/2014                22,718                    21,089
 7/31/2014                23,154                    21,497
 8/31/2014                23,676                    21,981
 9/30/2014                21,748                    20,352
 10/31/2014               21,728                    20,592
 11/30/2014               21,374                    20,374
 12/31/2014               20,389                    19,435
 1/31/2015                20,228                    19,552
 2/28/2015                20,954                    20,157
 3/31/2015                20,373                    19,870
 4/30/2015                22,400                    21,399
 5/31/2015                21,410                    20,542
 6/30/2015                20,738                    20,008
 7/31/2015                19,085                    18,621
 8/31/2015                17,356                    16,937
 9/30/2015                16,783                    16,428
 10/31/2015               17,828                    17,599
 11/30/2015               17,140                    16,913
 12/31/2015               16,630                    16,536
 1/31/2016                15,703                    15,463
 2/29/2016                15,801                    15,438
 3/31/2016                18,138                    17,481
 4/30/2016                18,629                    17,576
 5/31/2016                17,427                    16,920
 6/30/2016                18,385                    17,596
 7/31/2016                19,548                    18,482
 8/31/2016                19,913                    18,941
 9/30/2016                20,200                    19,185
 10/31/2016               20,644                    19,230
 11/30/2016               19,929                    18,345
 12/31/2016               20,019                    18,386
 1/31/2017                21,292                    19,392
 2/28/2017                22,270                    19,985
 3/31/2017                22,887                    20,490
 4/30/2017                23,063                    20,939
 5/31/2017                23,484                    21,558
 6/30/2017                23,554                    21,775
 7/31/2017                24,819                    23,073
 8/31/2017                25,451                    23,587
 9/30/2017                24,894                    23,493
 10/31/2017               25,781                    24,317
 11/30/2017               25,919                    24,366
 12/31/2017               26,885                    25,240
 1/31/2018                29,257                    27,344
 2/28/2018                27,887                    26,083
 3/31/2018                27,517                    25,598
 4/30/2018                27,627                    25,485
 5/31/2018                26,445                    24,582
 6/30/2018                25,011                    23,560
 7/31/2018                26,162                    24,078
 8/31/2018                25,546                    23,427
 9/30/2018                25,581                    23,303
 10/31/2018               23,444                    21,273

AVERAGE ANNUAL                         ONE       FIVE       TEN
TOTAL RETURN                           YEAR      YEARS     YEARS
------------                        ---------  --------  --------
                                        -9.06%     1.31%     8.89%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         -6.76%
MSCI World ex USA Mid Cap Index.............................         -8.02%
MSCI World ex USA Small Cap Index...........................         -7.75%
MSCI World ex USA Value Index...............................         -7.54%
MSCI World ex USA Growth Index..............................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP          ------------ ----------------------
Japan.......................................................     -4.22%            -3.56%
United Kingdom..............................................     -0.91%            -4.65%
France......................................................     -4.30%            -6.92%
Canada......................................................     -4.08%            -5.84%
Germany.....................................................    -12.26%           -14.66%
Switzerland.................................................      0.19%            -0.72%
Australia...................................................      2.96%            -4.83%
Hong Kong...................................................     -8.47%            -8.88%
Netherlands.................................................     -7.68%            -9.99%
Spain.......................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         -12.52%
MSCI Emerging Markets Mid Cap Index.........................         -11.85%
MSCI Emerging Markets Small Cap Index.......................         -17.21%
MSCI Emerging Markets Value Index...........................          -8.27%
MSCI Emerging Markets Growth Index..........................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP                   ------------ ----------------------
China.......................................................    -16.33%           -16.73%

Korea....................................................... -18.52% -19.90%
Taiwan......................................................  -6.62%  -8.98%
India.......................................................  -0.01% -12.42%
Brazil......................................................  18.95%   4.76%
South Africa................................................ -13.80% -17.45%
Russia......................................................  22.79%  10.69%
Mexico......................................................  -9.54% -14.55%
Thailand....................................................   4.01%   4.23%
Malaysia....................................................  -0.18%   0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

DIMENSIONAL EMERGING MARKETS VALUE FUND

   The Dimensional Emerging Markets Value Fund is designed to capture the returns of value stocks of large and small companies in selected emerging markets. Value is measured primarily by price-to-book ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the value segment of emerging markets. As of October 31, 2018, the Fund held approximately 2,600 securities across 19 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Fund's assets.

   For the 12 months ended October 31, 2018, total returns were -9.06% for the Fund and -12.52% for the MSCI Emerging Markets Index (net dividends), the Fund's benchmark. As a result of the Fund's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Fund's focus on low relative price (value) stocks had a positive impact on performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. Conversely, with small-cap stocks underperforming large-cap stocks, the Fund's inclusion of small-caps detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks).

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
DIMENSIONAL EMERGING MARKETS VALUE FUND
---------------------------------------
Actual Fund Return
   Institutional Class Shares............................... $1,000.00 $  848.60    0.12%     $0.56
Hypothetical 5% Annual Return
   Institutional Class Shares............................... $1,000.00 $1,024.60    0.12%     $0.61

(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC's website at http://www.sec.gov; or by visiting the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

             DIMENSIONAL EMERGING MARKETS VALUE FUND
Communication Services......................................   4.4%
Consumer Discretionary......................................   7.0%
Consumer Staples............................................   3.2%
Energy......................................................  16.5%
Financials..................................................  28.1%
Health Care.................................................   1.1%
Industrials.................................................   9.0%
Information Technology......................................   7.6%
Materials...................................................  17.8%
Real Estate.................................................   3.8%
Utilities...................................................   1.5%
                                                             100.0%

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
COMMON STOCKS -- (96.8%)
BRAZIL -- (9.1%)
    Petroleo Brasileiro SA, Sponsored ADR............................  14,367,145         $  212,921,089                1.3%
    Petroleo Brasileiro SA, Sponsored ADR............................  11,860,183            192,727,974                1.2%
    Vale SA..........................................................  25,779,178            392,835,471                2.4%
    Vale SA, Sponsored ADR...........................................  16,255,951            245,464,858                1.5%
    Other Securities.................................................                        488,493,356                2.8%
                                                                                          --------------               ----
TOTAL BRAZIL.........................................................                      1,532,442,748                9.2%
                                                                                          --------------               ----
CHILE -- (1.5%)
    Other Securities.................................................                        252,856,404                1.5%
                                                                                          --------------               ----
CHINA -- (17.3%)
    Agricultural Bank of China, Ltd., Class H........................ 174,752,000             76,922,301                0.5%
    Bank of China, Ltd., Class H..................................... 319,537,817            136,136,324                0.8%
    China Construction Bank Corp., Class H........................... 456,403,101            362,177,201                2.2%
    China Mobile, Ltd................................................  26,696,500            250,089,559                1.5%
    China Overseas Land & Investment, Ltd............................  28,630,000             90,008,084                0.6%
    China Petroleum & Chemical Corp., ADR............................   1,096,853             88,472,147                0.5%
    China Resources Land, Ltd........................................  21,320,000             72,513,561                0.4%
    CNOOC, Ltd.......................................................  86,560,000            147,409,849                0.9%
    Industrial & Commercial Bank of China, Ltd., Class H............. 347,978,996            236,094,205                1.4%
    PetroChina Co., Ltd., Class H.................................... 132,694,000             95,410,082                0.6%
    Other Securities.................................................                      1,350,954,972                8.0%
                                                                                          --------------               ----
TOTAL CHINA..........................................................                      2,906,188,285               17.4%
                                                                                          --------------               ----
COLOMBIA -- (0.2%)
    Other Securities.................................................                         30,714,677                0.2%
                                                                                          --------------               ----
CZECH REPUBLIC -- (0.2%)
    Other Security...................................................                         38,726,011                0.2%
                                                                                          --------------               ----
GREECE -- (0.0%)
    Other Securities.................................................                          2,765,160                0.0%
                                                                                          --------------               ----
HONG KONG -- (0.0%)
    Other Securities.................................................                            575,029                0.0%
                                                                                          --------------               ----
HUNGARY -- (0.2%)
    Other Securities.................................................                         40,828,087                0.3%
                                                                                          --------------               ----
INDIA -- (12.3%)
    * Axis Bank, Ltd.................................................  11,193,280             87,680,593                0.5%
    ICICI Bank, Ltd., Sponsored ADR..................................   9,736,742             92,401,680                0.6%
    Larsen & Toubro, Ltd.............................................   4,341,385             76,144,793                0.5%
    Reliance Industries, Ltd.........................................  34,030,289            487,144,109                2.9%
    Other Securities.................................................                      1,324,952,288                7.9%
                                                                                          --------------               ----
TOTAL INDIA..........................................................                      2,068,323,463               12.4%
                                                                                          --------------               ----
INDONESIA -- (2.4%)
    Other Securities.................................................                        395,331,341                2.4%
                                                                                          --------------               ----

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
MALAYSIA -- (2.9%)
    Other Securities.................................................                     $  481,103,917                2.9%
                                                                                          --------------               ----
MEXICO -- (3.3%)
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........     828,427             70,474,285                0.4%
#.. Grupo Financiero Banorte S.A.B. de C.V...........................  16,763,095             92,417,464                0.6%
    Grupo Mexico S.A.B. de C.V.......................................  37,049,726             85,450,613                0.5%
    Other Securities.................................................                        308,237,989                1.8%
                                                                                          --------------               ----
TOTAL MEXICO.........................................................                        556,580,351                3.3%
                                                                                          --------------               ----
PHILIPPINES -- (1.0%)
    Other Securities.................................................                        170,597,757                1.0%
                                                                                          --------------               ----
POLAND -- (1.4%)
    Other Securities.................................................                        234,321,803                1.4%
                                                                                          --------------               ----
RUSSIA -- (2.2%)
    Gazprom PJSC, Sponsored ADR......................................  23,529,456            111,258,703                0.7%
    Lukoil PJSC, Sponsored ADR(BYZDW2900)............................   1,526,223            113,793,494                0.7%
    Lukoil PJSC, Sponsored ADR(BYZF386)..............................   1,486,443            110,948,106                0.7%
    Other Securities.................................................                         34,200,545                0.1%
                                                                                          --------------               ----
TOTAL RUSSIA.........................................................                        370,200,848                2.2%
                                                                                          --------------               ----
SINGAPORE -- (0.0%)
    Other Security...................................................                            290,047                0.0%
                                                                                          --------------               ----
SOUTH AFRICA -- (6.5%)
    Absa Group, Ltd..................................................   7,309,742             73,859,722                0.5%
#.. MTN Group, Ltd...................................................  20,660,217            119,972,420                0.7%
    Sasol, Ltd.......................................................   3,511,112            114,742,961                0.7%
    Standard Bank Group, Ltd.........................................  17,066,487            189,083,288                1.1%
    Other Securities.................................................                        589,866,218                3.5%
                                                                                          --------------               ----
TOTAL SOUTH AFRICA...................................................                      1,087,524,609                6.5%
                                                                                          --------------               ----
SOUTH KOREA -- (16.1%)
    Hana Financial Group, Inc........................................   3,478,498            117,175,337                0.7%
    Hyundai Mobis Co., Ltd...........................................     466,986             78,006,168                0.5%
    Hyundai Motor Co.................................................   1,260,771            118,087,465                0.7%
    KB Financial Group, Inc., ADR....................................   2,944,487            122,343,435                0.8%
    LG Electronics, Inc..............................................   1,469,865             82,172,519                0.5%
    POSCO............................................................     609,801            139,579,119                0.9%
    POSCO, Sponsored ADR.............................................   1,487,744             85,723,809                0.5%
    Shinhan Financial Group Co., Ltd.................................   2,532,382             94,320,601                0.6%
    SK Innovation Co., Ltd...........................................     835,521            156,802,205                1.0%
    Other Securities.................................................                      1,717,365,330               10.1%
                                                                                          --------------               ----
TOTAL SOUTH KOREA....................................................                      2,711,575,988               16.3%
                                                                                          --------------               ----
TAIWAN -- (15.9%)
    Cathay Financial Holding Co., Ltd................................  76,712,000            121,793,535                0.8%
    China Steel Corp................................................. 128,706,320            101,651,701                0.6%
    CTBC Financial Holding Co., Ltd.................................. 161,641,073            108,239,785                0.7%
    First Financial Holding Co., Ltd................................. 111,513,349             70,548,110                0.4%
    Fubon Financial Holding Co., Ltd.................................  90,689,471            142,283,110                0.9%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
TAIWAN -- (Continued)
    Hon Hai Precision Industry Co., Ltd..............................  41,860,192         $   106,557,145                0.7%
    Mega Financial Holding Co., Ltd..................................  96,264,796              81,516,387                0.5%
    Taiwan Cement Corp...............................................  61,478,697              69,107,259                0.4%
#.. United Microelectronics Corp..................................... 196,319,681              74,813,761                0.5%
    Other Securities.................................................                       1,805,515,433               10.6%
                                                                                          ---------------              -----
TOTAL TAIWAN.........................................................                       2,682,026,226               16.1%
                                                                                          ---------------              -----
THAILAND -- (3.5%)
    PTT PCL.......................................................... 117,120,800             180,185,846                1.1%
    Other Securities.................................................                         415,411,350                2.5%
                                                                                          ---------------              -----
TOTAL THAILAND.......................................................                         595,597,196                3.6%
                                                                                          ---------------              -----
TURKEY -- (0.8%)
    Other Securities.................................................                         138,476,233                0.8%
                                                                                          ---------------              -----
TOTAL COMMON STOCKS..................................................                      16,297,046,180               97.7%
                                                                                          ---------------              -----
PREFERRED STOCKS -- (1.3%)
BRAZIL -- (1.2%)
    Petroleo Brasileiro SA...........................................  12,781,490              94,860,877                0.6%
    Other Securities.................................................                         113,236,691                0.6%
                                                                                          ---------------              -----
TOTAL BRAZIL.........................................................                         208,097,568                1.2%
                                                                                          ---------------              -----
COLOMBIA -- (0.1%)
    Other Securities.................................................                          11,953,790                0.1%
                                                                                          ---------------              -----
SOUTH KOREA -- (0.0%)
    Other Security...................................................                             149,005                0.0%
                                                                                          ---------------              -----
TOTAL PREFERRED STOCKS...............................................                         220,200,363                1.3%
                                                                                          ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                             955,977                0.0%
                                                                                          ---------------              -----
TOTAL INVESTMENT SECURITIES..........................................                      16,518,202,520
                                                                                          ===============

                                                                                              VALUE+
                                                                                  -------------------------------
SECURITIES LENDING COLLATERAL -- (1.9%)
@(S) DFA Short Term Investment Fund..................................  27,454,672             317,650,554                1.9%
                                                                                          ---------------              -----
TOTAL INVESTMENTS--(100.0%)
    (Cost $16,551,312,445)...........................................                     $16,835,853,074              100.9%
                                                                                          ===============              =====

As of October 31, 2018, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-------------------------------------------------  --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)/ /.................    650     12/21/18  $ 33,568,523 $ 31,092,750  $(2,475,773)
S&P 500(R)/ /Emini Index..........................    608     12/21/18    88,845,479   82,417,440   (6,428,039)
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $122,414,002 $113,510,190  $(8,903,812)
                                                                        ============ ============  ===========

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

Summary of the Fund's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------------
                                                                 LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             --------------  --------------- -------- ---------------
Common Stocks
   Brazil................................................... $1,532,442,748               --       -- $ 1,532,442,748
   Chile....................................................     51,693,904  $   201,162,500       --     252,856,404
   China....................................................    274,708,573    2,631,479,712       --   2,906,188,285
   Colombia.................................................     30,714,677               --       --      30,714,677
   Czech Republic...........................................             --       38,726,011       --      38,726,011
   Greece...................................................             --        2,765,160       --       2,765,160
   Hong Kong................................................             --          575,029       --         575,029
   Hungary..................................................             --       40,828,087       --      40,828,087
   India....................................................    113,467,210    1,954,856,253       --   2,068,323,463
   Indonesia................................................      2,176,735      393,154,606       --     395,331,341
   Malaysia.................................................             --      481,103,917       --     481,103,917
   Mexico...................................................    556,580,351               --       --     556,580,351
   Philippines..............................................             --      170,597,757       --     170,597,757
   Poland...................................................             --      234,321,803       --     234,321,803
   Russia...................................................    133,199,841      237,001,007       --     370,200,848
   Singapore................................................             --          290,047       --         290,047
   South Africa.............................................    124,078,931      963,445,678       --   1,087,524,609
   South Korea..............................................    293,773,016    2,417,802,972       --   2,711,575,988
   Taiwan...................................................     35,284,954    2,646,741,272       --   2,682,026,226
   Thailand.................................................    595,560,157           37,039       --     595,597,196
   Turkey...................................................             --      138,476,233       --     138,476,233
Preferred Stocks
   Brazil...................................................    208,097,568               --       --     208,097,568
   Colombia.................................................     11,953,790               --       --      11,953,790
   South Korea..............................................             --          149,005       --         149,005
Rights/Warrants
   Indonesia................................................             --          544,987       --         544,987
   Malaysia.................................................             --           72,132       --          72,132
   South Korea..............................................             --           92,961       --          92,961
   Taiwan...................................................             --          245,897       --         245,897
Securities Lending Collateral...............................             --      317,650,554       --     317,650,554
Futures Contracts**.........................................     (8,903,812)              --       --      (8,903,812)
                                                             --------------  --------------- -------- ---------------
TOTAL....................................................... $3,954,828,643  $12,872,120,619       -- $16,826,949,262
                                                             ==============  =============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                             DIMENSIONAL
                                                              EMERGING
                                                               MARKETS
                                                             VALUE FUND
                                                             -----------
ASSETS:
Investments at Value (including $659,573 of securities on
  loan)*.................................................... $16,518,203
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $317,628)........................     317,651
Segregated Cash for Futures Contracts.......................       5,338
Foreign Currencies at Value.................................     130,020
Cash........................................................      32,193
Receivables:
   Investment Securities Sold...............................       8,901
   Dividends and Interest...................................       3,909
   Securities Lending Income................................       1,568
   Futures Margin Variation.................................       1,142
Unrealized Gain on Foreign Currency Contracts...............           3
                                                             -----------
       Total Assets.........................................  17,018,928
                                                             -----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................     317,655
   Investment Securities Purchased..........................      12,970
   Due to Advisor...........................................       1,458
Unrealized Loss on Foreign Currency Contracts...............           3
Accrued Expenses and Other Liabilities......................       1,935
                                                             -----------
       Total Liabilities....................................     334,021
                                                             -----------
NET ASSETS.................................................. $16,684,907
                                                             ===========
Investments at Cost......................................... $16,233,684
                                                             ===========
Foreign Currencies at Cost.................................. $   132,005
                                                             ===========

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                  DIMENSIONAL
                                                                   EMERGING
                                                                    MARKETS
                                                                  VALUE FUND#
                                                                  -----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $72,294).......... $   535,331
   Income from Securities Lending................................      26,985
                                                                  -----------
          Total Investment Income................................     562,316
                                                                  -----------
EXPENSES
   Investment Management Fees....................................      19,295
   Accounting & Transfer Agent Fees..............................         845
   Custodian Fees................................................       5,292
   Directors'/Trustees' Fees & Expenses..........................          82
   Professional Fees.............................................         703
   Other.........................................................         724
                                                                  -----------
          Total Expenses.........................................      26,941
                                                                  -----------
   Fees Paid Indirectly (Note C).................................        (921)
                                                                  -----------
   Net Expenses..................................................      26,020
                                                                  -----------
   NET INVESTMENT INCOME (LOSS)..................................     536,296
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:..................................
       Investment Securities Sold**..............................     306,868
       Affiliated Investment Companies Shares Sold...............         (45)
       Futures...................................................       7,329
       Foreign Currency Transactions.............................      (7,429)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................  (2,460,561)
       Affiliated Investment Companies Shares....................           4
       Futures...................................................     (12,284)
       Translation of Foreign Currency Denominated Amounts.......          34
                                                                  -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).......................  (2,166,084)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.. $(1,629,788)
                                                                  ===========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      DIMENSIONAL EMERGING
                                                                       MARKETS VALUE FUND
                                                                    ------------------------
                                                                       YEAR         YEAR
                                                                       ENDED        ENDED
                                                                      OCT 31,      OCT 31,
                                                                       2018         2017
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   536,296  $   475,435
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     306,868     (259,529)
       Affiliated Investment Companies Shares Sold.................         (45)           1
       Futures.....................................................       7,329       20,081
       Foreign Currency Transactions...............................      (7,429)       2,950
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................  (2,460,561)   3,780,573
       Affiliated Investment Companies Shares......................           4          (79)
       Futures.....................................................     (12,284)       3,775
       Translation of Foreign Currency Denominated Amounts.........          34          (53)
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................  (1,629,788)   4,023,154
                                                                    -----------  -----------
Transactions in Interest:
   Contributions...................................................   1,168,085      842,290
   Withdrawals.....................................................  (2,465,601)  (1,900,740)
                                                                    -----------  -----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................  (1,297,516)  (1,058,450)
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................  (2,927,304)   2,964,704
NET ASSETS
   Beginning of Year...............................................  19,612,211   16,647,507
                                                                    -----------  -----------
   End of Year..................................................... $16,684,907  $19,612,211
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     DIMENSIONAL EMERGING MARKETS VALUE FUND
                                                                       -----------------------------------------------------
                                                                           YEAR         YEAR         YEAR          YEAR
                                                                           ENDED        ENDED        ENDED         ENDED
                                                                          OCT 31,      OCT 31,      OCT 31,       OCT 31,
                                                                           2018         2017         2016          2015
                                                                       -----------   -----------  -----------  -----------
Total Return..........................................................       (9.06%)       24.89%       15.80%      (17.95%)
                                                                       -----------   -----------  -----------  -----------
Net Assets, End of Year (thousands)................................... $16,684,907   $19,612,211  $16,647,507  $15,088,058
Ratio of Expenses to Average Net Assets...............................        0.14%         0.16%        0.16%        0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
  Indirectly).........................................................        0.14%         0.16%        0.16%        0.15%
Ratio of Net Investment Income to Average Net Assets..................        2.78%         2.64%        2.72%        2.54%
Portfolio Turnover Rate...............................................          13%           14%          12%          14%
                                                                       -----------   -----------  -----------  -----------

                                                                       ------------
                                                                           YEAR
                                                                           ENDED
                                                                          OCT 31,
                                                                           2014
                                                                       -----------
Total Return..........................................................       (1.09%)
                                                                       -----------
Net Assets, End of Year (thousands)................................... $18,927,517
Ratio of Expenses to Average Net Assets...............................        0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
  Indirectly).........................................................        0.15%
Ratio of Net Investment Income to Average Net Assets..................        2.76%
Portfolio Turnover Rate...............................................          12%
                                                                       -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Emerging Markets Value Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies." The Fund consists of one series.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

   Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund's shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Fund's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses. As of October 31, 2018, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $596 (in thousands).

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date.
Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

   For the year ended October 31, 2018, the Fund's investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund..................... 0.10%

EARNED INCOME CREDIT:

   Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund's net assets. During the year ended October 31, 2018, expenses reduced were the following (amount in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
Dimensional Emerging Markets Value Fund.....................    $921

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $16 (in thousands).The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Fund's transactions related to investment securities, other than short-term securities, in-kind redemptions, and U.S. government securities (amounts in thousands), were as follows:

                                                             OTHER INVESTMENT SECURITIES
                                                             ---------------------------
                                                             PURCHASES       SALES
                                                              ----------    ----------
Dimensional Emerging Markets Value Fund..................... $2,557,822    $3,288,569

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                                                             CHANGE IN
                                                                                              NET REALIZED  UNREALIZED
                                                             BALANCE AT PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                              10/31/17   AT COST   FROM SALES   ON SALES   DEPRECIATION
                                                             ---------- ---------- ---------- ------------ -------------
DIMENSIONAL EMERGING MARKETS VALUE FUND
The DFA Short Term Investment Fund                            $591,907  $3,905,777 $4,179,992     $(45)         $4
                                                              --------  ---------- ----------     ----          --
TOTAL                                                         $591,907  $3,905,777 $4,179,992     $(45)         $4
                                                              ========  ========== ==========     ====          ==


                                                                BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                             OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME  DISTRIBUTIONS
                                                             ---------------- ---------------- -------- -------------
DIMENSIONAL EMERGING MARKETS VALUE FUND
The DFA Short Term Investment Fund                               $317,651          27,455      $11,798       --
                                                                 --------          ------      -------       --
TOTAL                                                            $317,651          27,455      $11,798       --
                                                                 ========          ======      =======       ==

E. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                          NET
                                                                                                       UNREALIZED
                                                              FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ----------- ------------ -------------- --------------
Dimensional Emerging Markets Value Fund..................... $16,551,312  $3,228,704   $(2,953,067)     $275,637

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no additional provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Fund's investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Fund.

   2. FUTURES CONTRACTS: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   3. FORWARD CURRENCY CONTRACTS: The Fund listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge the Fund's currency exposure with respect to a foreign market will be based primarily on the Fund's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Fund as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. As of October 31, 2018, the Fund had no outstanding forward currency contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amount in thousands):

                                                             FUTURES
                                                             --------
Dimensional Emerging Markets Value Fund..................... $111,155

   The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                               LIABILITY DERIVATIVES VALUE
                                                             ------------------------------
                                                               TOTAL VALUE
                                                                    AT            EQUITY
                                                             OCTOBER 31, 2018 CONTRACTS*,(1)
                                                             ---------------- --------------
Dimensional Emerging Markets Value Fund.....................     $(8,904)        $(8,904)

(1)Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Fund's derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2018 (amounts in thousands):

                                                             REALIZED GAIN (LOSS) ON
                                                                   DERIVATIVES
                                                             --------------------------------
                                                                               EQUITY
                                                               TOTAL        CONTRACTS (1)
                                                               --------     -------------
Dimensional Emerging Markets Value Fund..................... $  7,329         $  7,329

                                                             CHANGE IN UNREALIZED APPRECIATION
                                                             (DEPRECIATION) ON DERIVATIVES
                                                             --------------------------------
                                                                               EQUITY
                                                               TOTAL        CONTRACTS (2)
                                                               --------     -------------
Dimensional Emerging Markets Value Fund..................... $(12,284)        $(12,284)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                               WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                                AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                             INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                             ------------- ------------ ------------ -------- ---------------
Dimensional Emerging Markets Value Fund.....................     2.33%       $24,848         31        $45       $106,083

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Fund's available line of credit was used.

   There were no outstanding borrowings by the Fund under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Fund did not use the interfund lending program during the year ended October 31, 2018.

H. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                                    PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                                    --------- ------- --------------------
Dimensional Emerging Markets Value Fund.....................  $5,104   $10,326        $1,318

I. SECURITIES LENDING:

   As of October 31, 2018, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S government agency securities as follows (amount in thousands):

                                                              MARKET
                                                              VALUE
                                                             --------
Dimensional Emerging Markets Value Fund..................... $435,729

   The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Fund with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                              AS OF OCTOBER 31, 2018
                                                             ---------------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                             ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
DIMENSIONAL EMERGING MARKETS VALUE FUND
   Common Stocks............................................ $317,650,554     --         --         --    $317,650,554

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Fund's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Fund's adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

L. OTHER:

   The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                           PORTFOLIOS
                                           TERM OF                                         WITHIN THE      OTHER DIRECTORSHIPS
                                          OFFICE/1/ AND                                     DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                         LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/         HELD DURING
YEAR OF BIRTH                 POSITION     SERVICE               PAST 5 YEARS               OVERSEEN          PAST 5 YEARS
-----------------            ------------ -----------    -----------------------------  ------------------ -------------------
George M. Constantinides     Director of  DFADIG-        Leo Melamed Professor of       128 portfolios in  None
University of Chicago        DFAIDG       Since 1983     Finance, University of         4 investment
Booth School of Business     and DIG      DIG- Since     Chicago Booth School of        companies
5807 S. Woodlawn Avenue      Trustee of   1993           Business (since 1978).
Chicago, IL 60637            DFAITC       DFAITC-
                             and DEM      Since 1992
1947                                      DEM- Since
                                          1993

Douglas W. Diamond           Director of  DFADIG-        Merton H. Miller               128 portfolios in  None
University of Chicago        DFAIDG       Since June     Distinguished Service          4 investment
Booth School of Business     and DIG      2017 DIG-      Professor of Finance,          companies
5807 S. Woodlawn Avenue      Trustee of   Since June     University of Chicago Booth
Chicago, IL 60637            DFAITC       2017           School of Business (since
                             and DEM      DFAITC-        1988). Visiting Scholar,
1953                                      Since June     Federal Reserve Bank of
                                          2017 DEM-      Richmond (since 1990).
                                          Since June     Formerly, Fischer Black
                                          2017           Visiting Professor of
                                                         Financial Economics, Alfred
                                                         P. Sloan School of
                                                         Management, Massachusetts
                                                         Institute of Technology (2015
                                                         to 2016).

Roger G. Ibbotson            Director of  DFADIG-        Professor in Practice          128 portfolios in  None
Yale School of               DFAIDG       Since 1981     Emeritus of Finance, Yale      4 investment
Management                   and DIG      DIG- Since     School of Management (since    companies
P.O. Box 208200              Trustee of   1993           1984). Chairman, CIO and
New Haven, CT 06520-8200     DFAITC       DFAITC-        Partner, Zebra Capital
                             and DEM      Since 1992     Management, LLC (hedge fund
1943                                      DEM- Since     and asset manager) (since
                                          1993           2001). Formerly, Consultant
                                                         to Morningstar, Inc. (2006 -
                                                         2016).

Edward P. Lazear             Director of  DFADIG-        Distinguished Visiting         128 portfolios in  None
Stanford University          DFAIDG       Since 2010     Fellow, Becker Friedman        4 investment
Graduate School of Business  and DIG      DIG- Since     Institute for Research in      companies
Knight Management Center,    Trustee of   2010           Economics, University of
E346 Stanford, CA 94305      DFAITC       DFAITC-        Chicago (since 2015). Morris
                             and DEM      Since 2010     Arnold Cox Senior Fellow,
1948                                      DEM- Since     Hoover Institution (since
                                          2010           2002). Jack Steele Parker
                                                         Professor of Human Resources
                                                         Management and Economics,
                                                         Graduate School of Business,
                                                         Stanford University (since
                                                         1995). Cornerstone Research
                                                         (expert testimony and
                                                         economic and financial
                                                         analysis) (since 2009).

Myron S. Scholes             Director of  DFADIG-        Chief Investment Strategist,   128 portfolios in  Formerly,
c/o Dimensional Fund         DFAIDG       Since 1981     Janus Henderson Investors      4 investment       Adviser, Kuapay,
Advisors LP                  and DIG      DIG- Since     (since 2014). Frank E. Buck    companies          Inc. (2013- 2014).
6300 Bee Cave Road,          Trustee of   1993           Professor of Finance,                             Formerly,
Building One                 DFAITC       DFAITC-        Emeritus, Graduate School of                      Director,
Austin, TX 78746             and DEM      Since 1992     Business, Stanford University                     American Century
                                          DEM- Since     (since 1981).                                     Fund Complex
1941                                      1993                                                             (registered
                                                                                                           investment
                                                                                                           companies) (43
                                                                                                           Portfolios) (1980-
                                                                                                           2014).

                                                                                        PORTFOLIOS
                                        TERM OF                                         WITHIN THE      OTHER DIRECTORSHIPS
                                       OFFICE/1/ AND                                     DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                      LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/         HELD DURING
YEAR OF BIRTH              POSITION     SERVICE               PAST 5 YEARS               OVERSEEN          PAST 5 YEARS
-----------------         ------------ -----------    -----------------------------  ------------------ -------------------
Abbie J. Smith            Director of  DFADIG-        Boris and Irene Stern          128 portfolios in  Director (since
University of Chicago     DFAIDG       Since 2000     Distinguished Service          4 investment       2000) and
Booth School of Business  and DIG      DIG- Since     Professor of Accounting,       companies          formerly, Lead
5807 S. Woodlawn Avenue   Trustee of   2000           University of Chicago Booth                       Director (May
Chicago, IL 60637         DFAITC       DFAITC-        School of Business (since                         2014 - May
                          and DEM      Since 2000     1980).                                            2017), HNI
1953                                   DEM- Since                                                       Corporation
                                       2000                                                             (formerly known
                                                                                                        as HON Industries
                                                                                                        Inc.) (office
                                                                                                        furniture);
                                                                                                        Director, Ryder
                                                                                                        System Inc.
                                                                                                        (transportation,
                                                                                                        logistics and
                                                                                                        supply-chain
                                                                                                        management)
                                                                                                        (since 2003); and
                                                                                                        Trustee, UBS
                                                                                                        Funds (3
                                                                                                        investment
                                                                                                        companies within
                                                                                                        the fund complex)
                                                                                                        (21 portfolios)
                                                                                                        (since 2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                                    PORTFOLIOS
                                    TERM OF                                         WITHIN THE      OTHER DIRECTORSHIPS
                                   OFFICE/1/ AND                                     DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                  LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/         HELD DURING
YEAR OF BIRTH          POSITION     SERVICE               PAST 5 YEARS               OVERSEEN          PAST 5 YEARS
-----------------    ------------- -----------    -----------------------------  ------------------ -------------------
David G. Booth       Chairman      DFADIG-        Chairman, Director/Trustee,    128 portfolios in         None
6300 Bee Cave Road,  and Director  Since 1981     and formerly, President and    4 investment
Building One         of DFAIDG     DIG- Since     Co-Chief Executive Officer     companies
Austin, TX 78746     and DIG       1992           (each until March 2017) of
                     Trustee of    DFAITC-        Dimensional Emerging Markets
1946                 DFAITC        Since 1992     Value Fund ("DEM"), DFAIDG,
                     and DEM       DEM- Since     Dimensional Investment Group
                                   1993           Inc. ("DIG") and The DFA
                                                  Investment Trust Company
                                                  ("DFAITC"). Executive
                                                  Chairman, and formerly,
                                                  President and Co-Chief
                                                  Executive Officer (each until
                                                  February 2017) of Dimensional
                                                  Holdings Inc., Dimensional
                                                  Fund Advisors LP and DFA
                                                  Securities LLC (collectively
                                                  with DEM, DFAIDG, DIG and
                                                  DFAITC, the "DFA Entities").
                                                  Formerly, Chairman and
                                                  Director (2009-2018),
                                                  Co-Chief Executive Officer
                                                  (2010 - June 2017) of
                                                  Dimensional Fund Advisors
                                                  Canada ULC. Trustee,
                                                  University of Chicago (since
                                                  2002). Trustee, University of
                                                  Kansas Endowment Association
                                                  (since 2005). Formerly,
                                                  Director of Dimensional Fund
                                                  Advisors Ltd. (2002 - July
                                                  2017), DFA Australia Limited
                                                  (1994 - July 2017),
                                                  Dimensional Advisors Ltd.
                                                  (2012 - July 2017),
                                                  Dimensional Funds plc (2006 -
                                                  July 2017) and Dimensional
                                                  Funds II plc (2006 - July
                                                  2017). Formerly, Director and
                                                  President of Dimensional
                                                  Japan Ltd. (2012 - April
                                                  2017). Formerly, President,
                                                  Dimensional SmartNest (US)
                                                  LLC (2009-2014); and Limited
                                                  Partner, VSC Investors, LLC
                                                  (2007 to 2015). Formerly,
                                                  Chairman, Director, President
                                                  and Co-Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd.
                                                  (2010-September 2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF
                                       OFFICE/1/
                                         AND
NAME AND YEAR OF                       LENGTH OF
BIRTH                  POSITION        SERVICE             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- ---------  ------------------------------------------------------------
Valerie A. Brown  Vice President and    Since     Vice President and Assistant Secretary of
1967              Assistant Secretary   2001
                                                      .  all the DFA Entities (since 2001)

                                                      .  DFA Australia Limited (since 2002)

                                                      .  Dimensional Fund Advisors Ltd. (since 2002)

                                                      .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                      .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                      .  Dimensional Hong Kong Limited (since 2012)

                                                  Director, Vice President and Assistant Secretary (since
                                                  2003) of

                                                      .  Dimensional Fund Advisors Canada ULC

David P. Butler   Co-Chief Executive    Since     Co-Chief Executive Officer (since 2017) of
1964              Officer               2017
                                                      .  all the DFA entities

                                                  Director (since 2017) of

                                                      .  Dimensional Holdings Inc.

                                                      .  Dimensional Fund Advisors Canada ULC

                                                      .  Dimensional Japan Ltd.

                                                      .  Dimensional Advisors Ltd.

                                                      .  Dimensional Fund Advisors Ltd.

                                                      .  DFA Australia Limited

                                                  Director and Co-Chief Executive Officer (since 2017) of

                                                      .  Dimensional Cayman Commodity Fund I Ltd.

                                                  Head of Global Financial Advisor Services (since 2007) for

                                                      .  Dimensional Fund Advisors LP

                                                  Formerly, Vice President (2007 - 2017) of

                                                      .  all the DFA Entities

Stephen A. Clark  Executive Vice        Since     Executive Vice President (since 2017) of
1972              President             2017
                                                      .  all the DFA entities

                                                  Director and Vice President (since 2016) of

                                                      .  Dimensional Japan Ltd.

                                                  President and Director (since 2016) of

                                                      .  Dimensional Fund Advisors Canada ULC

                                                  Vice President (since 2008) and Director (since 2016) of

                                                      .  DFA Australia Limited

                                                  Director (since 2016) of

                                                      .  Dimensional Advisors Ltd.

                                                      .  Dimensional Fund Advisors Pte. Ltd.

                                                      .  Dimensional Hong Kong Limited

                                                  Vice President (since 2016) of

                                                      .  Dimensional Fund Advisors Pte. Ltd.

                                                  Head of Global Institutional Services (since 2014) for

                                                      .  Dimensional Fund Advisors LP

                                                  Formerly, Vice President (2004 - 2017) of

                                                      .  all the DFA Entities

                                                  Formerly, Vice President (2010 - 2016) of

                                                      .  Dimensional Fund Advisors Canada ULC

                                                  Formerly, Head of Institutional, North America (2012 -
                                                  2013) for

                                                      .  Dimensional Fund Advisors LP

Christopher S.     Vice President and        Since     Vice President and Global Chief Compliance Officer (since
Crossan            Global Chief               2004     2004) of
1965               Compliance Officer
                                                           .  all the DFA Entities

                                                           .  DFA Australia Limited

                                                           .  Dimensional Fund Advisors Ltd.

                                                       Chief Compliance Officer (since 2006) and Chief Privacy
                                                       Officer (since 2015) of

                                                           .  Dimensional Fund Advisors Canada ULC

                                                       Chief Compliance Officer of

                                                           .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                           .  Dimensional Japan Ltd. (since 2017)

                                                       Formerly, Vice President and Global Chief Compliance
                                                       Officer (2010 - 2014) for

                                                           .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President, Chief      Vice     Vice President, Chief Financial Officer, and Treasurer
1958               Financial Officer, and  President   (since 2016) of
                   Treasurer               since 2015
                                           and Chief       .  all the DFA Entities
                                           Financial
                                            Officer        .  Dimensional Advisors Ltd.
                                              and
                                           Treasurer       .  Dimensional Fund Advisors Ltd.
                                           since 2016
                                                           .  Dimensional Hong Kong Limited

                                                           .  Dimensional Cayman Commodity Fund I Ltd.

                                                           .  Dimensional Fund Advisors Canada ULC

                                                           .  Dimensional Fund Advisors Pte. Ltd.

                                                           .  DFA Australia Limited

                                                       Director (since 2016) for

                                                           .  Dimensional Funds plc

                                                           .  Dimensional Funds II plc

                                                       Formerly, interim Chief Financial Officer and interim
                                                       Treasurer (2016) of

                                                           .  all the DFA Entities

                                                           .  Dimensional Fund Advisors LP

                                                           .  Dimensional Fund Advisors Ltd.

                                                           .  DFA Australia Limited

                                                           .  Dimensional Advisors Ltd.

                                                           .  Dimensional Fund Advisors Pte. Ltd.

                                                           .  Dimensional Hong Kong Limited

                                                           .  Dimensional Cayman Commodity Fund I Ltd.

                                                           .  Dimensional Fund Advisors Canada ULC

                                                       Formerly, Controller (2015 - 2016) of

                                                           .  all the DFA Entities

                                                           .  Dimensional Fund Advisors LP

                                                       Formerly, Vice President (2008 - 2015) of

                                                           .  T. Rowe Price Group, Inc.

                                                       Formerly, Director of Investment Treasury and Treasurer
                                                       (2008 - 2015) of

                                                           .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President and         Vice     Vice President (since 2004) and Assistant Secretary (since
1973               Assistant Secretary     President   2017) of
                                           since 2004
                                              and          .  all the DFA Entities
                                           Assistant
                                           Secretary   Vice President and Assistant Secretary (since 2010) of
                                           since 2017
                                                           .  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez          Vice President and         Vice     Vice President (since 2015) of
1971               Assistant Treasurer     President
                                           since 2015      .  all the DFA Entities
                                              and
                                           Assistant   Assistant Treasurer (since 2017) of
                                           Treasurer
                                           since 2017      .  the DFA Fund Complex

                                                       Formerly, Senior Tax Manager (2013 - 2015) for

                                                           .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President            Since     Vice President (since 2010) of
1972                                          2010
                                                           .  all the DFA Entities

                                                           .  Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell  President and General  President   President (since 2017) of
1964                 Counsel                since 2017
                                               and          .  the DFA Fund Complex
                                             General
                                             Counsel    General Counsel (since 2001) of
                                            since 2001
                                                            .  All the DFA Entities

                                                        Executive Vice President (since 2017) and Secretary (since
                                                        2000) of

                                                            .  Dimensional Fund Advisors LP

                                                            .  Dimensional Holdings Inc.

                                                            .  DFA Securities LLC

                                                            .  Dimensional Investment LLC

                                                        Director (since 2002), Vice President (since 1997) and
                                                        Secretary (since 2002) of

                                                            .  DFA Australia Limited

                                                            .  Dimensional Fund Advisors Ltd.

                                                        Vice President and Secretary of

                                                            .  Dimensional Fund Advisors Canada ULC (since 2003)

                                                            .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                            .  Dimensional Japan Ltd. (since 2012)

                                                            .  Dimensional Advisors Ltd. (since 2012)

                                                            .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                        Director of

                                                            .  Dimensional Funds plc (since 2002)

                                                            .  Dimensional Funds II plc (since 2006)

                                                            .  Director of Dimensional Japan Ltd. (since 2012)

                                                            .  Dimensional Advisors Ltd. (since 2012)

                                                            .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                            .  Dimensional Hong Kong Limited (since 2012)

                                                        Formerly, Vice President and Secretary (2010 - 2014) of

                                                            .  Dimensional SmartNest (US) LLC

                                                        Formerly, Vice President (1997 - 2017) and Secretary (2000
                                                        - 2017) of

                                                            .  the DFA Fund Complex

                                                        Formerly, Vice President of

                                                            .  Dimensional Fund Advisors LP (1997 - 2017)

                                                            .  Dimensional Holdings Inc. (2006 - 2017)

                                                            .  DFA Securities LLC (1997 - 2017)

                                                            .  Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz    Vice President and       Since     Vice President and Deputy Chief Compliance Officer of
1961                 Deputy Chief              2013
                     Compliance Officer                     .  the DFA Fund Complex (since 2013)

                                                            .  Dimensional Fund Advisors LP (since 2012)

Carolyn L. O         Vice President and        Vice     Vice President (since 2010) and Secretary (since 2017) of
1974                 Secretary              President
                                            since 2010      .  the DFA Fund Complex
                                               and
                                            Secretary   Vice President (since 2010) and Assistant Secretary (since since 2017  2016) of

                                                            .  Dimensional Fund Advisors LP

                                                            .  Dimensional Holdings Inc.

                                                            .  Dimensional Investment LLC

                                                        Vice President of

                                                            .  DFA Securities LLC (since 2010)

                                                            .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                            .  Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive   Co-Chief   Co-Chief Executive Officer and Chief Investment Officer
1976                Officer and Chief   Executive   (since 2017) of
                    Investment Officer   Officer
                                        and Chief       .  all the DFA Entities
                                        Investment
                                         Officer        .  Dimensional Fund Advisors Canada ULC
                                        since 2017
                                                    Director, Chief Investment Officer and Vice President
                                                    (since 2017) of

                                                        .  DFA Australia Limited

                                                    Chief Investment Officer (since 2017) and Vice President
                                                    (since 2016) of

                                                        .  Dimensional Japan Ltd.

                                                    Director, Co-Chief Executive Officer and Chief Investment
                                                    Officer (since 2017) of

                                                        .  Dimensional Cayman Commodity Fund I Ltd.

                                                    Director of

                                                        .  Dimensional Funds plc (since 2014)

                                                        .  Dimensional Fund II plc (since 2014)

                                                        .  Dimensional Holdings Inc. (since 2017)

                                                    Formerly, Co-Chief Investment Officer of

                                                        .  Dimensional Japan Ltd. (2016 - 2017)

                                                        .  DFA Australia Limited (2014 - 2017)

                                                    Formerly, Executive Vice President (2017) and Co-Chief
                                                    Investment Officer (2014 - 2017) of

                                                        .  all the DFA Entities

                                                    Formerly, Vice President (2007 - 2017) of

                                                        .  all the DFA Entities

                                                    Formerly, Vice President and Co-Chief Investment Officer
                                                    (2014 - 2017) of

                                                        .  Dimensional Fund Advisors Canada ULC

                                                    Formerly, Director of

                                                        .  Dimensional Fund Advisors Pte. Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.



                                                                            NET
                                                                        INVESTMENT    SHORT-TERM     LONG-TERM
                                                                          INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF
DFA INVESTMENT DIMENSIONS GROUP INC.                                   DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL
------------------------------------                                   ------------- ------------- ------------- ---------
Enhanced U.S. Large Company Portfolio.................................       12%          35%           53%          0%
U.S. Large Cap Equity Portfolio.......................................      100%           0%            0%          0%
U.S. Large Cap Value Portfolio........................................       29%           3%           68%          0%
U.S. Targeted Value Portfolio.........................................       21%           5%           74%          0%
U.S. Small Cap Value Portfolio........................................       18%           4%           78%          0%
U.S. Core Equity 1 Portfolio..........................................       74%           1%           25%          0%
U.S. Core Equity 2 Portfolio..........................................       62%           1%           37%          0%
U.S. Vector Equity Portfolio..........................................       27%           0%           73%          0%
U.S. Small Cap Portfolio..............................................       22%           5%           73%          0%
U.S. Micro Cap Portfolio..............................................       15%           6%           79%          0%
U.S. High Relative Profitability Portfolio............................      100%           0%            0%          0%
DFA Real Estate Securities Portfolio..................................       94%           1%            5%          0%
Large Cap International Portfolio.....................................      100%           0%            0%          0%
International Core Equity Portfolio...................................      100%           0%            0%          0%
International Small Company Portfolio.................................       40%           7%           53%          0%
Global Small Company Portfolio........................................       71%           6%           23%          0%
Japanese Small Company Portfolio......................................      100%           0%            0%          0%
Asia Pacific Small Company Portfolio..................................      100%           0%            0%          0%
United Kingdom Small Company Portfolio................................       27%          14%           59%          0%
Continental Small Company Portfolio...................................       76%           0%           24%          0%

                                                                                                 QUALIFYING
                                                                                                     FOR
                                                                                                  CORPORATE
                                                                                                  DIVIDENDS   QUALIFYING
                                                                       TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DFA INVESTMENT DIMENSIONS GROUP INC.                                    INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
------------------------------------                                   ---------- ------------- ------------- ----------
Enhanced U.S. Large Company Portfolio.................................     0%          100%            0%          0%
U.S. Large Cap Equity Portfolio.......................................     0%          100%          100%        100%
U.S. Large Cap Value Portfolio........................................     0%          100%          100%        100%
U.S. Targeted Value Portfolio.........................................     0%          100%          100%        100%
U.S. Small Cap Value Portfolio........................................     0%          100%          100%        100%
U.S. Core Equity 1 Portfolio..........................................     0%          100%          100%        100%
U.S. Core Equity 2 Portfolio..........................................     0%          100%          100%        100%
U.S. Vector Equity Portfolio..........................................     0%          100%          100%        100%
U.S. Small Cap Portfolio..............................................     0%          100%          100%        100%
U.S. Micro Cap Portfolio..............................................     0%          100%          100%        100%
U.S. High Relative Profitability Portfolio............................     0%          100%          100%        100%
DFA Real Estate Securities Portfolio..................................     0%          100%          100%        100%
Large Cap International Portfolio.....................................     0%          100%          100%        100%
International Core Equity Portfolio...................................     0%          100%          100%        100%
International Small Company Portfolio.................................     0%          100%          100%        100%
Global Small Company Portfolio........................................     0%          100%          100%        100%
Japanese Small Company Portfolio......................................     0%          100%          100%        100%
Asia Pacific Small Company Portfolio..................................     0%          100%          100%        100%
United Kingdom Small Company Portfolio................................     0%          100%          100%        100%
Continental Small Company Portfolio...................................     0%          100%          100%        100%

                                                                                                                     QUALIFYING
                                                                                                                       SHORT-
                                                                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
                                                                        GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                                   INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
------------------------------------                                   ------------ ---------- ---------- ---------- ----------
Enhanced U.S. Large Company Portfolio.................................      17%          0%         0%       100%       100%
U.S. Large Cap Equity Portfolio.......................................       0%          0%         0%       100%         0%
U.S. Large Cap Value Portfolio........................................       0%          0%         0%       100%       100%
U.S. Targeted Value Portfolio.........................................       0%          0%         0%       100%       100%
U.S. Small Cap Value Portfolio........................................       0%          0%         0%       100%       100%
U.S. Core Equity 1 Portfolio..........................................       0%          0%         0%       100%       100%
U.S. Core Equity 2 Portfolio..........................................       0%          0%         0%       100%       100%
U.S. Vector Equity Portfolio..........................................       0%          0%         0%       100%         0%
U.S. Small Cap Portfolio..............................................       0%          0%         0%       100%       100%
U.S. Micro Cap Portfolio..............................................       0%          0%         0%       100%       100%
U.S. High Relative Profitability Portfolio............................       0%          0%         0%       100%         0%
DFA Real Estate Securities Portfolio..................................       0%          0%         0%       100%         0%
Large Cap International Portfolio.....................................       0%         10%        98%         0%         0%
International Core Equity Portfolio...................................       0%         10%        89%         0%         0%
International Small Company Portfolio.................................       0%          9%        92%       100%       100%
Global Small Company Portfolio........................................       0%          5%       100%         0%         0%
Japanese Small Company Portfolio......................................       0%          8%        69%         0%         0%
Asia Pacific Small Company Portfolio..................................       0%          2%        77%         0%         0%
United Kingdom Small Company Portfolio................................       0%          0%         0%         0%       100%
Continental Small Company Portfolio...................................       0%         12%       100%         0%         0%

                See accompanying Notes to Financial Statements.



                                                                            NET
                                                                        INVESTMENT    SHORT-TERM     LONG-TERM
                                                                          INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF
DFA INVESTMENT DIMENSIONS GROUP INC.                                   DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL
------------------------------------                                   ------------- ------------- ------------- ---------
DFA International Real Estate Securities Portfolio....................      100%           0%            0%          0%
DFA Global Real Estate Securities Portfolio...........................       83%           0%           17%          0%
DFA International Small Cap Value Portfolio...........................       43%           4%           53%          0%
International Vector Equity Portfolio.................................       85%           0%           15%          0%
International High Relative Profitability Portfolio...................      100%           0%            0%          0%
World ex U.S. Value Portfolio.........................................      100%           0%            0%          0%
World ex U.S. Targeted Value Portfolio................................        0%           0%            0%          0%
World ex U.S. Core Equity Portfolio...................................      100%           0%            0%          0%
World Core Equity Portfolio...........................................       93%           0%            7%          0%
Selectively Hedged Global Equity Portfolio............................       59%          13%           28%          0%
Emerging Markets Portfolio............................................      100%           0%            0%          0%
Emerging Markets Small Cap Portfolio..................................       49%           8%           43%          0%
Emerging Markets Value Portfolio......................................      100%           0%            0%          0%
Emerging Markets Core Equity Portfolio................................      100%           0%            0%          0%
DFA Commodity Strategy Portfolio......................................      100%           0%            0%          0%
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
DFA International Value Portfolio.....................................      100%           0%            0%          0%
U.S. Large Company Portfolio..........................................       88%           1%           11%          0%

                                                                                                 QUALIFYING
                                                                                                     FOR
                                                                                                  CORPORATE
                                                                                                  DIVIDENDS   QUALIFYING
                                                                       TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DFA INVESTMENT DIMENSIONS GROUP INC.                                    INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
------------------------------------                                   ---------- ------------- ------------- ----------
DFA International Real Estate Securities Portfolio....................     0%          100%          100%        100%
DFA Global Real Estate Securities Portfolio...........................     0%          100%          100%        100%
DFA International Small Cap Value Portfolio...........................     0%          100%          100%        100%
International Vector Equity Portfolio.................................     0%          100%          100%        100%
International High Relative Profitability Portfolio...................     0%          100%          100%        100%
World ex U.S. Value Portfolio.........................................     0%          100%          100%        100%
World ex U.S. Targeted Value Portfolio................................     0%            0%            0%          0%
World ex U.S. Core Equity Portfolio...................................     0%          100%          100%        100%
World Core Equity Portfolio...........................................     0%          100%          100%        100%
Selectively Hedged Global Equity Portfolio............................     0%          100%          100%        100%
Emerging Markets Portfolio............................................     0%          100%          100%        100%
Emerging Markets Small Cap Portfolio..................................     0%          100%          100%        100%
Emerging Markets Value Portfolio......................................     0%          100%          100%        100%
Emerging Markets Core Equity Portfolio................................     0%          100%          100%        100%
DFA Commodity Strategy Portfolio......................................     0%          100%          100%        100%
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
DFA International Value Portfolio.....................................     0%          100%          100%        100%
U.S. Large Company Portfolio..........................................     0%          100%          100%        100%

                                                                                                                     QUALIFYING
                                                                                                                       SHORT-
                                                                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
                                                                        GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                                   INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
------------------------------------                                   ------------ ---------- ---------- ---------- ----------
DFA International Real Estate Securities Portfolio....................      0%          12%        96%       100%         0%
DFA Global Real Estate Securities Portfolio...........................      0%           0%        47%       100%         0%
DFA International Small Cap Value Portfolio...........................      0%           9%        90%         0%       100%
International Vector Equity Portfolio.................................      0%          11%       100%         0%       100%
International High Relative Profitability Portfolio...................      0%          12%        14%         0%         0%
World ex U.S. Value Portfolio.........................................      0%           8%       100%         0%         0%
World ex U.S. Targeted Value Portfolio................................      0%           0%         0%         0%         0%
World ex U.S. Core Equity Portfolio...................................      0%          12%        86%       100%         0%
World Core Equity Portfolio...........................................      0%           0%         0%       100%         0%
Selectively Hedged Global Equity Portfolio............................      0%           0%        61%       100%       100%
Emerging Markets Portfolio............................................      0%          10%       100%       100%         0%
Emerging Markets Small Cap Portfolio..................................      0%          11%        83%         0%       100%
Emerging Markets Value Portfolio......................................      0%          11%       100%       100%         0%
Emerging Markets Core Equity Portfolio................................      0%          16%       100%       100%         0%
DFA Commodity Strategy Portfolio......................................      6%           0%         0%       100%         0%
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
DFA International Value Portfolio.....................................      0%           8%       100%         0%         0%
U.S. Large Company Portfolio..........................................      0%           0%         0%       100%       100%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

                See accompanying Notes to Financial Statements.

(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

 LOGO                                                           DFA103118-001A
                                                                      00218643

                                                                         LOGO

ANNUAL REPORT

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA ONE-YEAR FIXED INCOME PORTFOLIO     DFA LTIP PORTFOLIO

DFA TWO-YEAR GLOBAL FIXED INCOME        DFA INFLATION-PROTECTED SECURITIES
PORTFOLIO                               PORTFOLIO

DFA SELECTIVELY HEDGED GLOBAL FIXED     DFA SHORT-DURATION REAL RETURN
INCOME PORTFOLIO                        PORTFOLIO

DFA FIVE-YEAR GLOBAL FIXED INCOME       DFA MUNICIPAL REAL RETURN PORTFOLIO
PORTFOLIO

DFA WORLD EX U.S. GOVERNMENT FIXED      DFA CALIFORNIA MUNICIPAL REAL RETURN
INCOME PORTFOLIO                        PORTFOLIO

DFA SHORT-TERM GOVERNMENT PORTFOLIO     DFA MUNICIPAL BOND PORTFOLIO

DFA INTERMEDIATE GOVERNMENT FIXED       DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
INCOME PORTFOLIO

DFA SHORT-TERM EXTENDED QUALITY         DFA INTERMEDIATE-TERM MUNICIPAL BOND
PORTFOLIO                               PORTFOLIO

DFA INTERMEDIATE-TERM EXTENDED QUALITY  DFA CALIFORNIA SHORT-TERM MUNICIPAL
PORTFOLIO                               BOND PORTFOLIO

DFA TARGETED CREDIT PORTFOLIO           DFA CALIFORNIA INTERMEDIATE-TERM
                                        MUNICIPAL BOND PORTFOLIO

DFA GLOBAL CORE PLUS FIXED INCOME       DFA NY MUNICIPAL BOND PORTFOLIO
PORTFOLIO

DFA INVESTMENT GRADE PORTFOLIO          DFA MN MUNICIPAL BOND PORTFOLIO

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.

DFA TWO-YEAR FIXED INCOME PORTFOLIO

DFA TWO-YEAR GOVERNMENT PORTFOLIO

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

/s/ David Butler                         /s/ David Butler
DAVID BUTLER                             GERARD O'REILLY
Co-Chief Executive Officer               Co-Chief Executive Officer and
                                         Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...........................   1
   DFA INVESTMENT DIMENSIONS GROUP INC.
      Performance Charts................................................   3
      Management's Discussion and Analysis..............................  16
      Disclosure of Fund Expenses.......................................  24
      Disclosure of Portfolio Holdings..................................  28
      Schedules of Investments
          DFA One-Year Fixed Income Portfolio...........................  30
          DFA Two-Year Global Fixed Income Portfolio....................  36
          DFA Selectively Hedged Global Fixed Income Portfolio..........  42
          DFA Five-Year Global Fixed Income Portfolio...................  50
          DFA World ex U.S. Government Fixed Income Portfolio...........  58
          DFA Short-Term Government Portfolio...........................  61
          DFA Intermediate Government Fixed Income Portfolio............  63
          DFA Short-Term Extended Quality Portfolio.....................  65
          DFA Intermediate-Term Extended Quality Portfolio..............  76
          DFA Targeted Credit Portfolio.................................  84
          DFA Global Core Plus Fixed Income Portfolio...................  95
          DFA Investment Grade Portfolio................................ 111
          DFA Diversified Fixed Income Portfolio........................ 126
          DFA LTIP Portfolio............................................ 127
          DFA Inflation-Protected Securities Portfolio.................. 128
          DFA Short-Duration Real Return Portfolio...................... 129
          DFA Municipal Real Return Portfolio........................... 140
          DFA California Municipal Real Return Portfolio................ 152
          DFA Municipal Bond Portfolio.................................. 158
          DFA Short-Term Municipal Bond Portfolio....................... 170
          DFA Intermediate-Term Municipal Bond Portfolio................ 184
          DFA California Short-Term Municipal Bond Portfolio............ 200
          DFA California Intermediate-Term Municipal Bond Portfolio..... 208
          DFA NY Municipal Bond Portfolio............................... 219
          DFA MN Municipal Bond Portfolio............................... 224
      Statements of Assets and Liabilities.............................. 228
      Statements of Operations.......................................... 235
      Statements of Changes in Net Assets............................... 242
      Financial Highlights.............................................. 249
      Notes to Financial Statements..................................... 262
      Report of Independent Registered Public Accounting Firm........... 290
      Section 19(a) Notice.............................................. 292
   DIMENSIONAL INVESTMENT GROUP INC.
      Performance Charts................................................ 293
      Management's Discussion and Analysis.............................. 294
      Disclosure of Fund Expenses....................................... 296
      Disclosure of Portfolio Holdings.................................. 298
      Schedules of Investments
          DFA Two-Year Fixed Income Portfolio........................... 299
          DFA Two-Year Government Portfolio............................. 302
      Statements of Assets and Liabilities.............................. 303
      Statements of Operations.......................................... 304
      Statements of Changes in Net Assets............................... 305
      Financial Highlights.............................................. 306
      Notes to Financial Statements..................................... 307

TABLE OF CONTENTS

CONTINUED

                                                                           PAGE
                                                                           ----
   Report of Independent Registered Public Accounting Firm................ 314
FUND MANAGEMENT........................................................... 315
   Board of Independent Directors or Trustees Table....................... 316
VOTING PROXIES ON FUND PORTFOLIO SECURITIES............................... 322
NOTICE TO SHAREHOLDERS.................................................... 323

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS

Investment Abbreviations
   P.L.C.                        Public Limited Company
   SA                            Special Assessment
   AGM                           Assured Guaranty Municipal Corporation
   ETM                           Escrowed to Maturity
   GO                            General Obligation
   PSF-GTD                       Public School Fund Guarantee
   RB                            Revenue Bond
   SCH BD GTY                    School Bond Guaranty
   SCSDE                         South Carolina State Department of Education
   SD CRED PROG                  School District Credit Program
   ST                            Special Tax
   ST AID WITHHLDG               State Aid Withholding
   AMBAC                         American Municipal Bond Assurance Corporation
   RN                            Revenue Note
   SCH BD RES FD                 School Board Resolution Fund
   ST GTD                        State Guaranteed
   FGIC                          Federal Guaranty Insurance Corporation
   USD                           United States Dollar
   CAD                           Canadian Dollars
   EUR                           Euro
   GBP                           British Pounds
   NOK                           Norwegian Krone
   SEK                           Swedish Krona
   SGD                           Singapore Dollars
   AUD                           Australian Dollars
   DKK                           Danish Krone
   JPY                           Japanese Yen

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Investment Footnotes
   ^                  Denominated in USD, unless otherwise noted.
   +                  See Note B to Financial Statements.
   #                  Total or Partial Securities on Loan.
   W                  Rule 144A or Section 4(2) security that is restricted as
                      to resale to institutional investors. The Fund's Advisor
                      deemed this security to be liquid based upon procedures
                      approved by the Board of Trustees.
   (r)                The adjustable rate shown is effective as of October 31,
                      2018
   @                  Security purchased with cash proceeds from Securities on
                      Loan.
   (S)                Affiliated Fund.
   (+/-)              Face Amount of security is not adjusted for inflation.
   (currency)         Pre-refunded bonds are collateralized by U.S. Government
                      or other eligible securities that are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

FINANCIAL HIGHLIGHTS
--------------------
   (A)                Computed using average shares outstanding.
   (B)                Non-Annualized
   (C)                Annualized
   (D) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
   (E) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS

    --     Amounts designated as -- are either zero or rounded to zero.
    REIT   Real Estate Investment Trust
    SEC    Securities and Exchange Commission
    (a)    Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA ONE-YEAR FIXED INCOME PORTFOLIO VS.
ICE BOFAML US 6-MONTH TREASURY BILL INDEX,
ICE BOFAML 1-YEAR US TREASURY NOTE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                  [CHART]

          DFA One-Year Fixed    ICE BofAML US 6-Month      ICE BofAML 1-Year US
           Income Portfolio      Treasury Bill Index       Treasury Note Index
        ---------------------  -----------------------   -----------------------
10/31/2008     $10,000                 $10,000                  $10,000
11/30/2008      10,071                  10,034                   10,063
12/31/2008      10,176                  10,052                   10,110
 1/31/2009      10,186                  10,051                   10,100
 2/28/2009      10,176                  10,052                   10,084
 3/31/2009      10,214                  10,063                   10,109
 4/30/2009      10,244                  10,076                   10,129
 5/31/2009      10,283                  10,080                   10,137
 6/30/2009      10,311                  10,083                   10,142
 7/31/2009      10,318                  10,090                   10,155
 8/31/2009      10,351                  10,096                   10,167
 9/30/2009      10,373                  10,102                   10,175
10/31/2009      10,380                  10,105                   10,186
11/30/2009      10,408                  10,109                   10,204
12/31/2009      10,371                  10,110                   10,191
 1/31/2010      10,402                  10,115                   10,214
 2/28/2010      10,416                  10,116                   10,218
 3/31/2010      10,412                  10,117                   10,216
 4/30/2010      10,418                  10,120                   10,221
 5/31/2010      10,423                  10,125                   10,227
 6/30/2010      10,448                  10,128                   10,243
 7/31/2010      10,465                  10,132                   10,254
 8/31/2010      10,481                  10,136                   10,263
 9/30/2010      10,486                  10,138                   10,268
10/31/2010      10,503                  10,143                   10,275
11/30/2010      10,487                  10,143                   10,272
12/31/2010      10,492                  10,147                   10,275
 1/31/2011      10,502                  10,149                   10,285
 2/28/2011      10,505                  10,151                   10,288
 3/31/2011      10,511                  10,154                   10,291
 4/30/2011      10,535                  10,159                   10,301
 5/31/2011      10,551                  10,160                   10,308
 6/30/2011      10,545                  10,163                   10,311
 7/31/2011      10,560                  10,163                   10,308
 8/31/2011      10,564                  10,170                   10,326
 9/30/2011      10,558                  10,170                   10,324
10/31/2011      10,563                  10,171                   10,328
11/30/2011      10,557                  10,173                   10,331
12/31/2011      10,554                  10,174                   10,334
 1/31/2012      10,584                  10,174                   10,336
 2/29/2012      10,588                  10,173                   10,334
 3/31/2012      10,594                  10,174                   10,334
 4/30/2012      10,608                  10,176                   10,338
 5/31/2012      10,603                  10,179                   10,340
 6/30/2012      10,617                  10,180                   10,338
 7/31/2012      10,633                  10,182                   10,347
 8/31/2012      10,637                  10,184                   10,349
 9/30/2012      10,642                  10,186                   10,352
10/31/2012      10,646                  10,186                   10,351
11/30/2012      10,650                  10,189                   10,355
12/31/2012      10,652                  10,191                   10,358
 1/31/2013      10,662                  10,193                   10,361
 2/28/2013      10,665                  10,193                   10,363
 3/31/2013      10,668                  10,196                   10,366
 4/30/2013      10,672                  10,198                   10,371
 5/31/2013      10,665                  10,200                   10,371
 6/30/2013      10,668                  10,200                   10,370
 7/31/2013      10,671                  10,203                   10,377
 8/31/2013      10,674                  10,205                   10,378
 9/30/2013      10,687                  10,207                   10,383
10/31/2013      10,691                  10,206                   10,384
11/30/2013      10,693                  10,207                   10,383
12/31/2013      10,688                  10,209                   10,385
 1/31/2014      10,699                  10,212                   10,387
 2/28/2014      10,710                  10,213                   10,389
 3/31/2014      10,703                  10,214                   10,393
 4/30/2014      10,705                  10,215                   10,397
 5/31/2014      10,718                  10,216                   10,400
 6/30/2014      10,711                  10,216                   10,400
 7/31/2014      10,713                  10,217                   10,402
 8/31/2014      10,716                  10,219                   10,408
 9/30/2014      10,719                  10,220                   10,410
10/31/2014      10,722                  10,220                   10,412
11/30/2014      10,734                  10,220                   10,414
12/31/2014      10,716                  10,222                   10,404
 1/31/2015      10,736                  10,225                   10,415
 2/28/2015      10,739                  10,226                   10,412
 3/31/2015      10,743                  10,226                   10,415
 4/30/2015      10,746                  10,231                   10,422
 5/31/2015      10,749                  10,232                   10,424
 6/30/2015      10,753                  10,233                   10,426
 7/31/2015      10,756                  10,232                   10,428
 8/31/2015      10,749                  10,233                   10,427
 9/30/2015      10,764                  10,244                   10,437
10/31/2015      10,769                  10,240                   10,435
11/30/2015      10,754                  10,240                   10,419
12/31/2015      10,749                  10,244                   10,419
 1/31/2016      10,775                  10,253                   10,440
 2/29/2016      10,779                  10,257                   10,442
 3/31/2016      10,797                  10,266                   10,457
 4/30/2016      10,803                  10,273                   10,467
 5/31/2016      10,799                  10,274                   10,463
 6/30/2016      10,837                  10,286                   10,487
 7/31/2016      10,833                  10,290                   10,487
 8/31/2016      10,830                  10,291                   10,486
 9/30/2016      10,836                  10,300                   10,493
10/31/2016      10,844                  10,306                   10,498
11/30/2016      10,831                  10,308                   10,491
12/31/2016      10,840                  10,313                   10,498
 1/31/2017      10,857                  10,321                   10,513
 2/28/2017      10,865                  10,327                   10,519
 3/31/2017      10,875                  10,326                   10,515
 4/30/2017      10,884                  10,335                   10,523
 5/31/2017      10,894                  10,341                   10,526
 6/30/2017      10,905                  10,350                   10,530
 7/31/2017      10,916                  10,361                   10,544
 8/31/2017      10,928                  10,375                   10,554
 9/30/2017      10,937                  10,383                   10,556
10/31/2017      10,938                  10,392                   10,560
11/30/2017      10,936                  10,400                   10,554
12/31/2017      10,942                  10,412                   10,558
 1/31/2018      10,939                  10,423                   10,564
 2/28/2018      10,941                  10,430                   10,567
 3/31/2018      10,955                  10,445                   10,584
 4/30/2018      10,960                  10,460                   10,590
 5/31/2018      10,999                  10,478                   10,614
 6/30/2018      11,005                  10,495                   10,627
 7/31/2018      11,025                  10,513                   10,640             Past performance is not predictive of
 8/31/2018      11,054                  10,532                   10,664             future performance.
 9/30/2018      11,061                  10,547                   10,670
10/31/2018      11,071                  10,567                   10,691             The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
                                                                                    would pay on fund distributions or the
            AVERAGE ANNUAL          ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN            YEAR         YEARS        YEARS
            ---------------------------------------------------------------         ICE BofAML index data copyright 2018
                                    1.22%        0.70%        1.02%                 ICE Data Indices, LLC.

--------------------------------------------------------------------------------
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-2 YEARS, CURRENCY-HEDGED IN USD TERMS OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

              DFA Two-Year                FTSE World Government Bond Index,
              Global Fixed                 1-2 Years, Currency-Hedged in
            Income Portfolio                          USD Terms
            ----------------         -------------------------------------------
10/31/2008      $10,000                              $10,000
11/30/2008       10,068                               10,060
12/31/2008       10,165                               10,123
 1/31/2009       10,165                               10,141
 2/28/2009       10,165                               10,148
 3/31/2009       10,195                               10,179
 4/30/2009       10,235                               10,189
 5/31/2009       10,275                               10,208
 6/30/2009       10,294                               10,218
 7/31/2009       10,304                               10,240
 8/31/2009       10,334                               10,260
 9/30/2009       10,361                               10,275
10/31/2009       10,371                               10,283
11/30/2009       10,411                               10,303
12/31/2009       10,376                               10,290
 1/31/2010       10,417                               10,313
 2/28/2010       10,438                               10,334
 3/31/2010       10,439                               10,332
 4/30/2010       10,449                               10,323
 5/31/2010       10,459                               10,353
 6/30/2010       10,490                               10,358
 7/31/2010       10,521                               10,373
 8/31/2010       10,541                               10,387
 9/30/2010       10,550                               10,383
10/31/2010       10,561                               10,390
11/30/2010       10,550                               10,378
12/31/2010       10,558                               10,387
 1/31/2011       10,568                               10,389
 2/28/2011       10,568                               10,391
 3/31/2011       10,579                               10,390
 4/30/2011       10,599                               10,403
 5/31/2011       10,620                               10,422
 6/30/2011       10,620                               10,424
 7/31/2011       10,631                               10,428
 8/31/2011       10,651                               10,468
 9/30/2011       10,648                               10,470
10/31/2011       10,648                               10,465
11/30/2011       10,638                               10,459
12/31/2011       10,640                               10,505
 1/31/2012       10,661                               10,525
 2/29/2012       10,672                               10,540
 3/31/2012       10,682                               10,540
 4/30/2012       10,693                               10,546
 5/31/2012       10,693                               10,543
 6/30/2012       10,704                               10,551
 7/31/2012       10,726                               10,566
 8/31/2012       10,736                               10,584
 9/30/2012       10,738                               10,592
10/31/2012       10,738                               10,597
11/30/2012       10,749                               10,606
12/31/2012       10,750                               10,613
 1/31/2013       10,750                               10,618
 2/28/2013       10,761                               10,628
 3/31/2013       10,771                               10,634
 4/30/2013       10,782                               10,647
 5/31/2013       10,771                               10,643
 6/30/2013       10,761                               10,638
 7/31/2013       10,771                               10,651
 8/31/2013       10,771                               10,651
 9/30/2013       10,782                               10,664
10/31/2013       10,793                               10,676
11/30/2013       10,804                               10,684
12/31/2013       10,799                               10,683
 1/31/2014       10,810                               10,695
 2/28/2014       10,810                               10,701
 3/31/2014       10,811                               10,702
 4/30/2014       10,822                               10,707
 5/31/2014       10,833                               10,715
 6/30/2014       10,826                               10,721
 7/31/2014       10,816                               10,724
 8/31/2014       10,826                               10,732
 9/30/2014       10,826                               10,734
10/31/2014       10,848                               10,742
11/30/2014       10,859                               10,751
12/31/2014       10,840                               10,746
 1/31/2015       10,873                               10,768
 2/28/2015       10,862                               10,765
 3/31/2015       10,873                               10,774
 4/30/2015       10,873                               10,778
 5/31/2015       10,884                               10,784
 6/30/2015       10,887                               10,784
 7/31/2015       10,887                               10,791
 8/31/2015       10,887                               10,790
 9/30/2015       10,909                               10,803
10/31/2015       10,909                               10,805
11/30/2015       10,887                               10,798
12/31/2015       10,876                               10,798
 1/31/2016       10,920                               10,829
 2/29/2016       10,920                               10,838
 3/31/2016       10,942                               10,847
 4/30/2016       10,953                               10,856
 5/31/2016       10,953                               10,857
 6/30/2016       10,985                               10,889
 7/31/2016       10,985                               10,890
 8/31/2016       10,985                               10,889
 9/30/2016       10,985                               10,904
10/31/2016       10,996                               10,906
11/30/2016       10,974                               10,899
12/31/2016       10,979                               10,913
 1/31/2017       10,990                               10,926
 2/28/2017       11,012                               10,937
 3/31/2017       11,022                               10,939
 4/30/2017       11,044                               10,949
 5/31/2017       11,055                               10,960
 6/30/2017       11,057                               10,958
 7/31/2017       11,079                               10,977
 8/31/2017       11,101                               10,994
 9/30/2017       11,090                               10,994
10/31/2017       11,101                               11,005
11/30/2017       11,090                               11,003
12/31/2017       11,081                               11,010
 1/31/2018       11,070                               11,010
 2/28/2018       11,070                               11,021
 3/31/2018       11,081                               11,042
 4/30/2018       11,092                               11,049
 5/31/2018       11,126                               11,063
 6/30/2018       11,132                               11,084
 7/31/2018       11,143                               11,096                        Past performance is not predictive of
 8/31/2018       11,177                               11,117                        future performance.
 9/30/2018       11,186                               11,127
10/31/2018       11,197                               11,150                        The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
                                                                                    would pay on fund distributions or the
            AVERAGE ANNUAL          ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN            YEAR         YEARS        YEARS
            ---------------------------------------------------------------         FTSE fixed income indices (C) 2018 FTSE
                                    0.87%        0.74%        1.14%                 Fixed Income LLC. All rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX,
1-3 YEARS, IN USD TERMS (UNHEDGED)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

            DFA Selectively Hedged Global     FTSE World Government Bond Index,
               Fixed Income Portfolio         1-3 Years, in USD Terms (Unhedged)
           ------------------------------     ----------------------------------
10/31/2008            $10,000                             $10,000
11/30/2008              9,899                              10,145
12/31/2008             10,202                              10,697
 1/31/2009              9,854                              10,447
 2/28/2009              9,787                              10,128
 3/31/2009             10,191                              10,301
 4/30/2009             10,281                              10,345
 5/31/2009             10,752                              10,757
 6/30/2009             10,763                              10,700
 7/31/2009             10,909                              10,834
 8/31/2009             10,999                              10,981
 9/30/2009             11,167                              11,189
10/31/2009             11,223                              11,215
11/30/2009             11,313                              11,488
12/31/2009             11,244                              11,040
 1/31/2010             11,221                              11,030
 2/28/2010             11,255                              11,048
 3/31/2010             11,300                              10,880
 4/30/2010             11,356                              10,808
 5/31/2010             11,142                              10,641
 6/30/2010             11,176                              10,741
 7/31/2010             11,423                              11,048
 8/31/2010             11,345                              11,080
 9/30/2010             11,592                              11,345
10/31/2010             11,682                              11,541
11/30/2010             11,491                              11,166
12/31/2010             11,778                              11,389
 1/31/2011             11,790                              11,433
 2/28/2011             11,870                              11,471
 3/31/2011             11,961                              11,518
 4/30/2011             12,268                              11,800
 5/31/2011             12,211                              11,709
 6/30/2011             12,223                              11,756
 7/31/2011             12,359                              11,910
 8/31/2011             12,302                              11,999
 9/30/2011             11,778                              11,662
10/31/2011             12,132                              11,789
11/30/2011             11,927                              11,643
12/31/2011             11,878                              11,617
 1/31/2012             12,067                              11,731
 2/29/2012             12,197                              11,638
 3/31/2012             12,126                              11,558
 4/30/2012             12,150                              11,652
 5/31/2012             11,784                              11,445
 6/30/2012             12,044                              11,507
 7/31/2012             12,126                              11,518
 8/31/2012             12,220                              11,612
 9/30/2012             12,303                              11,717
10/31/2012             12,279                              11,655
11/30/2012             12,327                              11,597
12/31/2012             12,379                              11,528
 1/31/2013             12,392                              11,470
 2/28/2013             12,331                              11,317
 3/31/2013             12,392                              11,232
 4/30/2013             12,488                              11,264
 5/31/2013             12,246                              11,079
 6/30/2013             11,956                              11,100
 7/31/2013             12,126                              11,218
 8/31/2013             11,968                              11,192
 9/30/2013             12,271                              11,328
10/31/2013             12,343                              11,362
11/30/2013             12,259                              11,281
12/31/2013             12,242                              11,256
 1/31/2014             12,193                              11,253
 2/28/2014             12,377                              11,354
 3/31/2014             12,439                              11,332
 4/30/2014             12,500                              11,385
 5/31/2014             12,537                              11,363
 6/30/2014             12,586                              11,404
 7/31/2014             12,451                              11,282
 8/31/2014             12,512                              11,225
 9/30/2014             12,267                              10,950
10/31/2014             12,255                              10,888
11/30/2014             12,218                              10,759
12/31/2014             12,050                              10,625
 1/31/2015             11,925                              10,466
 2/28/2015             11,963                              10,422
 3/31/2015             11,900                              10,292
 4/30/2015             12,124                              10,441
 5/31/2015             11,950                              10,306
 6/30/2015             11,863                              10,378
 7/31/2015             11,714                              10,322
 8/31/2015             11,577                              10,371
 9/30/2015             11,602                              10,388
10/31/2015             11,714                              10,363
11/30/2015             11,664                              10,184
12/31/2015             11,668                              10,278
 1/31/2016             11,668                              10,270
 2/29/2016             11,718                              10,428
 3/31/2016             12,033                              10,615
 4/30/2016             12,083                              10,739
 5/31/2016             11,970                              10,552
 6/30/2016             12,197                              10,714
 7/31/2016             12,272                              10,730
 8/31/2016             12,247                              10,680
 9/30/2016             12,285                              10,757
10/31/2016             12,234                              10,573
11/30/2016             12,071                              10,298
12/31/2016             12,050                              10,245
 1/31/2017             12,203                              10,399
 2/28/2017             12,242                              10,369
 3/31/2017             12,229                              10,395
 4/30/2017             12,242                              10,460
 5/31/2017             12,319                              10,583
 6/30/2017             12,370                              10,606
 7/31/2017             12,446                              10,775
 8/31/2017             12,446                              10,815
 9/30/2017             12,421                              10,755
10/31/2017             12,357                              10,676
11/30/2017             12,331                              10,773
12/31/2017             12,365                              10,791
 1/31/2018             12,352                              10,981
 2/28/2018             12,326                              10,914
 3/31/2018             12,365                              10,964
 4/30/2018             12,365                              10,841
 5/31/2018             12,417                              10,733
 6/30/2018             12,417                              10,699
 7/31/2018             12,443                              10,694
 8/31/2018             12,495                              10,690                   Past performance is not predictive of
 9/30/2018             12,495                              10,652                   future performance.
10/31/2018             12,495                              10,577
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
                                                                                    would pay on fund distributions or the
            AVERAGE ANNUAL          ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN            YEAR         YEARS        YEARS
            ---------------------------------------------------------------         FTSE fixed income indices (C) 2018 FTSE
                                    1.12%        0.24%        2.25%                 Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX,
1-5 YEARS, CURRENCY-HEDGED IN USD TERMS
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                                              FTSE World Government Bond Index,
               DFA Five-Year Global              1-5 Years, Currency-Hedged
              Fixed Income Portfolio                    in USD Terms
              ----------------------          ----------------------------------
10/31/2008            $10,000                              $10,000
11/30/2008             10,150                               10,108
12/31/2008             10,308                               10,208
 1/31/2009             10,289                               10,213
 2/28/2009             10,279                               10,233
 3/31/2009             10,317                               10,286
 4/30/2009             10,383                               10,288
 5/31/2009             10,402                               10,293
 6/30/2009             10,465                               10,309
 7/31/2009             10,550                               10,347
 8/31/2009             10,645                               10,383
 9/30/2009             10,717                               10,415
10/31/2009             10,774                               10,426
11/30/2009             10,908                               10,481
12/31/2009             10,740                               10,442
 1/31/2010             10,876                               10,483
 2/28/2010             10,944                               10,526
 3/31/2010             10,937                               10,522
 4/30/2010             11,015                               10,527
 5/31/2010             11,083                               10,595
 6/30/2010             11,156                               10,622
 7/31/2010             11,323                               10,661
 8/31/2010             11,461                               10,711
 9/30/2010             11,504                               10,703
10/31/2010             11,583                               10,714
11/30/2010             11,464                               10,662
12/31/2010             11,309                               10,650
 1/31/2011             11,340                               10,642
 2/28/2011             11,330                               10,632
 3/31/2011             11,340                               10,626
 4/30/2011             11,486                               10,657
 5/31/2011             11,621                               10,709
 6/30/2011             11,621                               10,714
 7/31/2011             11,808                               10,753
 8/31/2011             11,891                               10,846
 9/30/2011             11,869                               10,850
10/31/2011             11,900                               10,834
11/30/2011             11,722                               10,813
12/31/2011             11,819                               10,896
 1/31/2012             11,938                               10,943
 2/29/2012             11,960                               10,961
 3/31/2012             11,992                               10,952
 4/30/2012             12,036                               10,974
 5/31/2012             12,111                               10,984
 6/30/2012             12,119                               10,995
 7/31/2012             12,271                               11,032
 8/31/2012             12,315                               11,061
 9/30/2012             12,335                               11,080
10/31/2012             12,346                               11,087
11/30/2012             12,390                               11,115
12/31/2012             12,386                               11,125
 1/31/2013             12,331                               11,115
 2/28/2013             12,408                               11,141
 3/31/2013             12,430                               11,152
 4/30/2013             12,497                               11,188
 5/31/2013             12,386                               11,150
 6/30/2013             12,233                               11,116
 7/31/2013             12,312                               11,146
 8/31/2013             12,245                               11,130
 9/30/2013             12,345                               11,169
10/31/2013             12,423                               11,206
11/30/2013             12,445                               11,223
12/31/2013             12,336                               11,194
 1/31/2014             12,472                               11,242
 2/28/2014             12,495                               11,257
 3/31/2014             12,434                               11,255
 4/30/2014             12,502                               11,275
 5/31/2014             12,593                               11,308
 6/30/2014             12,578                               11,321
 7/31/2014             12,544                               11,322
 8/31/2014             12,624                               11,355
 9/30/2014             12,567                               11,352
10/31/2014             12,659                               11,380
11/30/2014             12,739                               11,408
12/31/2014             12,690                               11,406
 1/31/2015             12,899                               11,469
 2/28/2015             12,806                               11,452
 3/31/2015             12,864                               11,477
 4/30/2015             12,875                               11,475
 5/31/2015             12,875                               11,481
 6/30/2015             12,811                               11,464
 7/31/2015             12,858                               11,494
 8/31/2015             12,846                               11,492
 9/30/2015             12,951                               11,530
10/31/2015             12,940                               11,533
11/30/2015             12,916                               11,530
12/31/2015             12,874                               11,520
 1/31/2016             13,027                               11,606
 2/29/2016             13,062                               11,639
 3/31/2016             13,172                               11,652
 4/30/2016             13,184                               11,653
 5/31/2016             13,160                               11,658
 6/30/2016             13,328                               11,735
 7/31/2016             13,364                               11,739
 8/31/2016             13,304                               11,725
 9/30/2016             13,328                               11,748
10/31/2016             13,280                               11,725
11/30/2016             13,090                               11,668
12/31/2016             13,104                               11,692
 1/31/2017             13,140                               11,695
 2/28/2017             13,189                               11,723
 3/31/2017             13,204                               11,726
 4/30/2017             13,289                               11,760
 5/31/2017             13,337                               11,785
 6/30/2017             13,309                               11,768
 7/31/2017             13,370                               11,797
 8/31/2017             13,443                               11,837
 9/30/2017             13,382                               11,817
10/31/2017             13,406                               11,833
11/30/2017             13,382                               11,826
12/31/2017             13,363                               11,824
 1/31/2018             13,277                               11,790
 2/28/2018             13,264                               11,800
 3/31/2018             13,314                               11,845
 4/30/2018             13,301                               11,834
 5/31/2018             13,375                               11,845
 6/30/2018             13,387                               11,873
 7/31/2018             13,387                               11,873
 8/31/2018             13,461                               11,896                  Past performance is not predictive of
 9/30/2018             13,420                               11,893                  future performance.
10/31/2018             13,457                               11,918
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
                                                                                    would pay on fund distributions or the
            AVERAGE ANNUAL          ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN            YEAR         YEARS        YEARS
            ---------------------------------------------------------------         FTSE fixed income indices (C) 2018 FTSE
                                    0.38%        1.61%        3.01%                 Fixed Income LLC. All rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO VS.
FTSE NON-USD WORLD GOVERNMENT BOND INDEX, CURRENCY-HEDGED IN USD TERMS
DECEMBER 6, 2011-OCTOBER 31, 2018

                                    [CHART]

               DFA World Ex U.S.                  FTSE Non-USD World
            Government Fixed Income             Government Bond Index,
                   Portfolio                 Currency-Hedged in USD Terms
           --------------------------        ----------------------------
 12/6/2011           $10,000                            $10,000
12/31/2011            10,095                             10,085
 1/31/2012            10,145                             10,165
 2/29/2012            10,175                             10,216
 3/31/2012            10,165                             10,218
 4/30/2012            10,246                             10,246
 5/31/2012            10,506                             10,370
 6/30/2012            10,427                             10,329
 7/31/2012            10,648                             10,436
 8/31/2012            10,658                             10,456
 9/30/2012            10,656                             10,515
10/31/2012            10,666                             10,538
11/30/2012            10,757                             10,623
12/31/2012            10,771                             10,641
 1/31/2013            10,606                             10,608
 2/28/2013            10,730                             10,670
 3/31/2013            10,834                             10,776
 4/30/2013            10,968                             10,899
 5/31/2013            10,741                             10,744
 6/30/2013            10,524                             10,638
 7/31/2013            10,587                             10,690
 8/31/2013            10,483                             10,668
 9/30/2013            10,576                             10,745
10/31/2013            10,690                             10,852
11/30/2013            10,680                             10,857
12/31/2013            10,538                             10,792
 1/31/2014            10,780                             10,963
 2/28/2014            10,811                             11,013
 3/31/2014            10,848                             11,051
 4/30/2014            10,933                             11,119
 5/31/2014            11,081                             11,203
 6/30/2014            11,143                             11,273
 7/31/2014            11,239                             11,343
 8/31/2014            11,474                             11,505
 9/30/2014            11,431                             11,500
10/31/2014            11,538                             11,562
11/30/2014            11,730                             11,712
12/31/2014            11,832                             11,847
 1/31/2015            12,152                             12,060
 2/28/2015            12,072                             12,013
 3/31/2015            12,186                             12,113
 4/30/2015            12,038                             12,005
 5/31/2015            11,946                             11,904
 6/30/2015            11,694                             11,726
 7/31/2015            11,889                             11,902
 8/31/2015            11,820                             11,868
 9/30/2015            11,957                             11,961
10/31/2015            11,992                             12,031
11/30/2015            12,038                             12,064
12/31/2015            11,932                             12,030
 1/31/2016            12,239                             12,269
 2/29/2016            12,424                             12,442
 3/31/2016            12,460                             12,531
 4/30/2016            12,337                             12,504
 5/31/2016            12,485                             12,614
 6/30/2016            12,841                             12,920
 7/31/2016            12,989                             12,965
 8/31/2016            13,001                             12,936
 9/30/2016            13,013                             12,934
10/31/2016            12,743                             12,752
11/30/2016            12,510                             12,601
12/31/2016            12,594                             12,648
 1/31/2017            12,430                             12,487
 2/28/2017            12,657                             12,622
 3/31/2017            12,632                             12,603
 4/30/2017            12,758                             12,684
 5/31/2017            12,872                             12,741
 6/30/2017            12,720                             12,679
 7/31/2017            12,720                             12,709
 8/31/2017            12,910                             12,833
 9/30/2017            12,784                             12,767
10/31/2017            12,910                             12,863
11/30/2017            12,973                             12,921
12/31/2017            12,994                             12,908
 1/31/2018            12,779                             12,864
 2/28/2018            12,817                             12,922
 3/31/2018            13,007                             13,101
 4/30/2018            12,969                             13,076
 5/31/2018            13,146                             13,056
 6/30/2018            13,197                             13,131
 7/31/2018            13,146                             13,117              Past performance is not predictive of
 8/31/2018            13,260                             13,084              future performance.
 9/30/2018            13,133                             13,059
10/31/2018            13,222                             13,096              The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL        ONE         FIVE         SINCE               redemption of fund shares.
          TOTAL RETURN          YEAR        YEARS      INCEPTION
          ------------------------------------------------------------       FTSE fixed income indices (C) 2018 FTSE
                                2.42%       4.34%        4.13%               Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------
DFA SHORT-TERM GOVERNMENT PORTFOLIO VS.
ICE BOFAML 1-5 YEAR US TREASURY & AGENCY INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

            DFA Short-Term Government       ICE BofAML 1-5 Year US Treasury
                   Portfolio                        & Agency Index
           ---------------------------     ---------------------------------
10/31/2008           $10,000                            $10,000
11/30/2008            10,297                             10,207
12/31/2008            10,537                             10,335
 1/31/2009            10,430                             10,275
 2/28/2009            10,430                             10,266
 3/31/2009            10,538                             10,351
 4/30/2009            10,528                             10,327
 5/31/2009            10,528                             10,329
 6/30/2009            10,535                             10,306
 7/31/2009            10,564                             10,334
 8/31/2009            10,633                             10,392
 9/30/2009            10,697                             10,429
10/31/2009            10,727                             10,456
11/30/2009            10,845                             10,552
12/31/2009            10,690                             10,429
 1/31/2010            10,790                             10,530
 2/28/2010            10,840                             10,564
 3/31/2010            10,799                             10,522
 4/30/2010            10,859                             10,567
 5/31/2010            10,939                             10,641
 6/30/2010            11,055                             10,722
 7/31/2010            11,146                             10,781
 8/31/2010            11,186                             10,826
 9/30/2010            11,217                             10,854
10/31/2010            11,298                             10,894
11/30/2010            11,227                             10,853
12/31/2010            11,166                             10,790
 1/31/2011            11,177                             10,822
 2/28/2011            11,156                             10,800
 3/31/2011            11,171                             10,795
 4/30/2011            11,264                             10,871
 5/31/2011            11,357                             10,945
 6/30/2011            11,344                             10,948
 7/31/2011            11,417                             11,024
 8/31/2011            11,500                             11,105
 9/30/2011            11,488                             11,090
10/31/2011            11,498                             11,102
11/30/2011            11,519                             11,116
12/31/2011            11,545                             11,135
 1/31/2012            11,599                             11,170
 2/29/2012            11,577                             11,143
 3/31/2012            11,586                             11,122
 4/30/2012            11,629                             11,173
 5/31/2012            11,629                             11,193
 6/30/2012            11,646                             11,185
 7/31/2012            11,689                             11,229
 8/31/2012            11,721                             11,236
 9/30/2012            11,716                             11,237
10/31/2012            11,716                             11,224
11/30/2012            11,737                             11,249
12/31/2012            11,728                             11,244
 1/31/2013            11,718                             11,230
 2/28/2013            11,739                             11,256
 3/31/2013            11,744                             11,261
 4/30/2013            11,776                             11,287
 5/31/2013            11,700                             11,229
 6/30/2013            11,614                             11,183
 7/31/2013            11,658                             11,209
 8/31/2013            11,603                             11,178
 9/30/2013            11,680                             11,235
10/31/2013            11,712                             11,264
11/30/2013            11,734                             11,278
12/31/2013            11,676                             11,225
 1/31/2014            11,731                             11,273
 2/28/2014            11,742                             11,289
 3/31/2014            11,722                             11,255
 4/30/2014            11,744                             11,282
 5/31/2014            11,788                             11,327
 6/30/2014            11,775                             11,316
 7/31/2014            11,753                             11,291
 8/31/2014            11,775                             11,330
 9/30/2014            11,765                             11,310
10/31/2014            11,809                             11,366
11/30/2014            11,853                             11,402
12/31/2014            11,822                             11,365
 1/31/2015            11,933                             11,478
 2/28/2015            11,878                             11,421
 3/31/2015            11,939                             11,468
 4/30/2015            11,939                             11,472
 5/31/2015            11,950                             11,482
 6/30/2015            11,942                             11,471
 7/31/2015            11,965                             11,492
 8/31/2015            11,954                             11,491
 9/30/2015            12,026                             11,551
10/31/2015            12,004                             11,526
11/30/2015            11,959                             11,492
12/31/2015            11,939                             11,476
 1/31/2016            12,074                             11,598
 2/29/2016            12,108                             11,625
 3/31/2016            12,138                             11,653
 4/30/2016            12,127                             11,652
 5/31/2016            12,104                             11,636
 6/30/2016            12,224                             11,746
 7/31/2016            12,224                             11,741
 8/31/2016            12,168                             11,706
 9/30/2016            12,194                             11,725
10/31/2016            12,171                             11,703
11/30/2016            12,058                             11,598
12/31/2016            12,057                             11,600
 1/31/2017            12,080                             11,620
 2/28/2017            12,091                             11,638
 3/31/2017            12,111                             11,644
 4/30/2017            12,145                             11,679
 5/31/2017            12,168                             11,705
 6/30/2017            12,147                             11,688
 7/31/2017            12,181                             11,720
 8/31/2017            12,227                             11,760
 9/30/2017            12,182                             11,721
10/31/2017            12,159                             11,711
11/30/2017            12,124                             11,678
12/31/2017            12,119                             11,677
 1/31/2018            12,049                             11,612
 2/28/2018            12,026                             11,598
 3/31/2018            12,061                             11,634
 4/30/2018            12,014                             11,595
 5/31/2018            12,072                             11,650
 6/30/2018            12,072                             11,650
 7/31/2018            12,049                             11,639                 Past performance is not predictive of
 8/31/2018            12,107                             11,688                 future performance.
 9/30/2018            12,075                             11,657
10/31/2018            12,086                             11,671                 The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
                                                                                would pay on fund distributions or the
           AVERAGE ANNUAL          ONE          FIVE         TEN                redemption of fund shares.
           TOTAL RETURN            YEAR         YEARS       YEARS
           -------------------------------------------------------------        ICE BofAML index data copyright 2018
                                  -0.60%        0.63%       1.91%               ICE Data Indices, LLC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

               DFA Intermediate Government        Bloomberg Barclays U.S.
                 Fixed Income Portfolio           Government Bond Index
               ---------------------------       ------------------------
10/31/2008               $10,000                         $10,000
11/30/2008                10,566                          10,474
12/31/2008                11,042                          10,835
 1/31/2009                10,779                          10,565
 2/28/2009                10,718                          10,537
 3/31/2009                10,887                          10,728
 4/30/2009                10,781                          10,585
 5/31/2009                10,755                          10,505
 6/30/2009                10,773                          10,491
 7/31/2009                10,844                          10,541
 8/31/2009                10,933                          10,624
 9/30/2009                11,035                          10,704
10/31/2009                11,071                          10,705
11/30/2009                11,233                          10,842
12/31/2009                10,962                          10,596
 1/31/2010                11,154                          10,750
 2/28/2010                11,218                          10,795
 3/31/2010                11,148                          10,714
 4/30/2010                11,268                          10,816
 5/31/2010                11,434                          10,981
 6/30/2010                11,647                          11,168
 7/31/2010                11,768                          11,244
 8/31/2010                11,972                          11,444
 9/30/2010                12,004                          11,449
10/31/2010                12,051                          11,442
11/30/2010                11,948                          11,365
12/31/2010                11,720                          11,181
 1/31/2011                11,720                          11,182
 2/28/2011                11,720                          11,175
 3/31/2011                11,723                          11,172
 4/30/2011                11,867                          11,294
 5/31/2011                12,058                          11,455
 6/30/2011                12,007                          11,420
 7/31/2011                12,239                          11,611
 8/31/2011                12,539                          11,906
 9/30/2011                12,652                          12,088
10/31/2011                12,584                          12,002
11/30/2011                12,681                          12,083
12/31/2011                12,825                          12,190
 1/31/2012                12,915                          12,244
 2/29/2012                12,855                          12,164
 3/31/2012                12,766                          12,054
 4/30/2012                12,966                          12,216
 5/31/2012                13,125                          12,407
 6/30/2012                13,096                          12,370
 7/31/2012                13,237                          12,489
 8/31/2012                13,287                          12,477
 9/30/2012                13,295                          12,444
10/31/2012                13,274                          12,426
11/30/2012                13,365                          12,487
12/31/2012                13,301                          12,436
 1/31/2013                13,198                          12,342
 2/28/2013                13,301                          12,405
 3/31/2013                13,303                          12,417
 4/30/2013                13,416                          12,522
 5/31/2013                13,159                          12,318
 6/30/2013                12,867                          12,183
 7/31/2013                12,887                          12,172
 8/31/2013                12,753                          12,113
 9/30/2013                12,924                          12,198
10/31/2013                12,997                          12,256
11/30/2013                12,976                          12,220
12/31/2013                12,833                          12,113
 1/31/2014                13,053                          12,272
 2/28/2014                13,084                          12,306
 3/31/2014                13,050                          12,272
 4/30/2014                13,134                          12,340
 5/31/2014                13,271                          12,453
 6/30/2014                13,253                          12,436
 7/31/2014                13,221                          12,416
 8/31/2014                13,348                          12,542
 9/30/2014                13,260                          12,477
10/31/2014                13,387                          12,594
11/30/2014                13,515                          12,692
12/31/2014                13,498                          12,709
 1/31/2015                13,874                          13,026
 2/28/2015                13,648                          12,834
 3/31/2015                13,771                          12,912
 4/30/2015                13,738                          12,848
 5/31/2015                13,717                          12,827
 6/30/2015                13,607                          12,719
 7/31/2015                13,727                          12,821
 8/31/2015                13,727                          12,827
 9/30/2015                13,876                          12,936
10/31/2015                13,822                          12,891
11/30/2015                13,778                          12,840
12/31/2015                13,736                          12,818
 1/31/2016                14,078                          13,084
 2/29/2016                14,199                          13,196
 3/31/2016                14,246                          13,218
 4/30/2016                14,235                          13,205
 5/31/2016                14,224                          13,205
 6/30/2016                14,557                          13,487
 7/31/2016                14,602                          13,540
 8/31/2016                14,502                          13,469
 9/30/2016                14,513                          13,453
10/31/2016                14,367                          13,311
11/30/2016                13,909                          12,966
12/31/2016                13,894                          12,952
 1/31/2017                13,939                          12,982
 2/28/2017                14,018                          13,045
 3/31/2017                14,028                          13,040
 4/30/2017                14,152                          13,130
 5/31/2017                14,243                          13,214
 6/30/2017                14,189                          13,193
 7/31/2017                14,246                          13,216
 8/31/2017                14,405                          13,356
 9/30/2017                14,246                          13,244
10/31/2017                14,234                          13,229
11/30/2017                14,188                          13,210
12/31/2017                14,202                          13,250
 1/31/2018                13,972                          13,074
 2/28/2018                13,880                          12,978
 3/31/2018                13,999                          13,098
 4/30/2018                13,849                          12,993
 5/31/2018                13,964                          13,108
 6/30/2018                13,983                          13,110
 7/31/2018                13,925                          13,057             Past performance is not predictive of
 8/31/2018                14,041                          13,156             future performance.
 9/30/2018                13,921                          13,036
10/31/2018                13,886                          12,975             The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE         TEN                redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS       YEARS
          -----------------------------------------------------------        Bloomberg Barclays data provided by
                                -2.44%       1.33%       3.34%               Bloomberg Finance L.P.

--------------------------------------------------------------------------------
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO VS.
ICE BOFAML 1-5 YEAR US CORPORATE & GOVERNMENT INDEX
MARCH 4, 2009-OCTOBER 31, 2018

                                      [CHART]

            DFA Short-Term Extended         ICE BofAML 1-5 Year US Corporate
               Quality Portfolio                   & Government Index
            -----------------------        ----------------------------------
  3/4/2009            $10,000                            $10,000
 3/31/2009             10,030                             10,077
 4/30/2009             10,135                             10,138
 5/31/2009             10,251                             10,223
 6/30/2009             10,348                             10,251
 7/31/2009             10,501                             10,329
 8/31/2009             10,602                             10,414
 9/30/2009             10,681                             10,476
10/31/2009             10,749                             10,524
11/30/2009             10,880                             10,628
12/31/2009             10,774                             10,522
 1/31/2010             10,918                             10,641
 2/28/2010             10,964                             10,679
 3/31/2010             10,958                             10,655
 4/30/2010             11,041                             10,712
 5/31/2010             11,047                             10,754
 6/30/2010             11,135                             10,837
 7/31/2010             11,258                             10,922
 8/31/2010             11,347                             10,980
 9/30/2010             11,404                             11,022
10/31/2010             11,473                             11,072
11/30/2010             11,403                             11,024
12/31/2010             11,329                             10,960
 1/31/2011             11,381                             11,002
 2/28/2011             11,381                             10,992
 3/31/2011             11,383                             10,994
 4/30/2011             11,500                             11,083
 5/31/2011             11,575                             11,159
 6/30/2011             11,564                             11,157
 7/31/2011             11,671                             11,241
 8/31/2011             11,691                             11,290
 9/30/2011             11,648                             11,250
10/31/2011             11,692                             11,287
11/30/2011             11,615                             11,269
12/31/2011             11,660                             11,300
 1/31/2012             11,768                             11,373
 2/29/2012             11,808                             11,374
 3/31/2012             11,817                             11,370
 4/30/2012             11,859                             11,420
 5/31/2012             11,866                             11,429
 6/30/2012             11,885                             11,439
 7/31/2012             11,989                             11,507
 8/31/2012             12,021                             11,530
 9/30/2012             12,062                             11,551
10/31/2012             12,069                             11,554
11/30/2012             12,087                             11,578
12/31/2012             12,083                             11,579
 1/31/2013             12,072                             11,574
 2/28/2013             12,112                             11,606
 3/31/2013             12,125                             11,614
 4/30/2013             12,171                             11,649
 5/31/2013             12,111                             11,590
 6/30/2013             12,013                             11,521
 7/31/2013             12,062                             11,561
 8/31/2013             12,021                             11,533
 9/30/2013             12,108                             11,599
10/31/2013             12,164                             11,644
11/30/2013             12,190                             11,664
12/31/2013             12,132                             11,615
 1/31/2014             12,211                             11,672
 2/28/2014             12,242                             11,699
 3/31/2014             12,213                             11,667
 4/30/2014             12,251                             11,702
 5/31/2014             12,311                             11,757
 6/30/2014             12,304                             11,752
 7/31/2014             12,284                             11,726
 8/31/2014             12,321                             11,768
 9/30/2014             12,290                             11,744
10/31/2014             12,339                             11,798
11/30/2014             12,388                             11,835
12/31/2014             12,336                             11,791
 1/31/2015             12,474                             11,905
 2/28/2015             12,431                             11,862
 3/31/2015             12,471                             11,909
 4/30/2015             12,486                             11,917
 5/31/2015             12,487                             11,928
 6/30/2015             12,446                             11,910
 7/31/2015             12,474                             11,931
 8/31/2015             12,456                             11,924
 9/30/2015             12,530                             11,980
10/31/2015             12,522                             11,968
11/30/2015             12,519                             11,940
12/31/2015             12,479                             11,914
 1/31/2016             12,572                             12,020
 2/29/2016             12,574                             12,044
 3/31/2016             12,696                             12,106
 4/30/2016             12,748                             12,124
 5/31/2016             12,731                             12,112
 6/30/2016             12,855                             12,225
 7/31/2016             12,887                             12,237
 8/31/2016             12,858                             12,213
 9/30/2016             12,875                             12,231
10/31/2016             12,859                             12,212
11/30/2016             12,724                             12,099
12/31/2016             12,736                             12,107
 1/31/2017             12,774                             12,135
 2/28/2017             12,815                             12,166
 3/31/2017             12,838                             12,175
 4/30/2017             12,892                             12,218
 5/31/2017             12,936                             12,254
 6/30/2017             12,933                             12,242
 7/31/2017             12,988                             12,285
 8/31/2017             13,023                             12,327
 9/30/2017             12,999                             12,296
10/31/2017             13,012                             12,292
11/30/2017             12,979                             12,258
12/31/2017             12,986                             12,262
 1/31/2018             12,926                             12,199
 2/28/2018             12,902                             12,174
 3/31/2018             12,926                             12,202
 4/30/2018             12,918                             12,169
 5/31/2018             12,962                             12,225
 6/30/2018             12,969                             12,223
 7/31/2018             12,991                             12,227                 Past performance is not predictive of
 8/31/2018             13,048                             12,281                 future performance.
 9/30/2018             13,043                             12,257
10/31/2018             13,041                             12,264                 The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL        ONE         FIVE          SINCE                 redemption of fund shares.
           TOTAL RETURN          YEAR        YEARS       INCEPTION
           --------------------------------------------------------------        ICE BofAML index data copyright 2018
                                 0.22%       1.40%         2.79%                 ICE Data Indices, LLC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. CREDIT BOND INDEX
JULY 20, 2010-OCTOBER 31, 2018

                                [CHART]

           DFA Intermediate-Term          Bloomberg Barclays U.S.
         Extended Quality Portfolio         Credit Bond Index
         --------------------------      ------------------------
 7/20/2010         $10,000                       $10,000
 7/31/2010          10,020                        10,093
 8/31/2010          10,230                        10,296
 9/30/2010          10,282                        10,362
10/31/2010          10,315                        10,376
11/30/2010          10,195                        10,273
12/31/2010           9,963                        10,169
 1/31/2011           9,983                        10,191
 2/28/2011          10,018                        10,264
 3/31/2011          10,015                        10,260
 4/30/2011          10,184                        10,434
 5/31/2011          10,363                        10,594
 6/30/2011          10,278                        10,516
 7/31/2011          10,583                        10,769
 8/31/2011          10,745                        10,808
 9/30/2011          10,773                        10,835
10/31/2011          10,825                        10,993
11/30/2011          10,683                        10,809
12/31/2011          10,897                        11,019
 1/31/2012          11,085                        11,248
 2/29/2012          11,133                        11,333
 3/31/2012          11,032                        11,243
 4/30/2012          11,228                        11,394
 5/31/2012          11,359                        11,471
 6/30/2012          11,356                        11,520
 7/31/2012          11,607                        11,832
 8/31/2012          11,644                        11,857
 9/30/2012          11,715                        11,928
10/31/2012          11,819                        12,061
11/30/2012          11,850                        12,061
12/31/2012          11,798                        12,051
 1/31/2013          11,658                        11,946
 2/28/2013          11,770                        12,030
 3/31/2013          11,804                        12,030
 4/30/2013          11,989                        12,247
 5/31/2013          11,676                        11,958
 6/30/2013          11,290                        11,617
 7/31/2013          11,362                        11,700
 8/31/2013          11,224                        11,605
 9/30/2013          11,364                        11,701
10/31/2013          11,509                        11,870
11/30/2013          11,448                        11,838
12/31/2013          11,348                        11,809
 1/31/2014          11,657                        12,007
 2/28/2014          11,730                        12,138
 3/31/2014          11,715                        12,153
 4/30/2014          11,855                        12,297
 5/31/2014          12,052                        12,471
 6/30/2014          12,051                        12,481
 7/31/2014          12,035                        12,476
 8/31/2014          12,223                        12,656
 9/30/2014          12,070                        12,478
10/31/2014          12,189                        12,611
11/30/2014          12,310                        12,697
12/31/2014          12,263                        12,697
 1/31/2015          12,720                        13,057
 2/28/2015          12,563                        12,927
 3/31/2015          12,629                        12,972
 4/30/2015          12,579                        12,896
 5/31/2015          12,498                        12,822
 6/30/2015          12,275                        12,598
 7/31/2015          12,373                        12,677
 8/31/2015          12,288                        12,602
 9/30/2015          12,473                        12,665
10/31/2015          12,513                        12,725
11/30/2015          12,502                        12,697
12/31/2015          12,420                        12,600
 1/31/2016          12,547                        12,666
 2/29/2016          12,642                        12,771
 3/31/2016          12,918                        13,093
 4/30/2016          13,054                        13,253
 5/31/2016          13,037                        13,247
 6/30/2016          13,346                        13,549
 7/31/2016          13,500                        13,727
 8/31/2016          13,484                        13,754
 9/30/2016          13,477                        13,716
10/31/2016          13,340                        13,599
11/30/2016          12,885                        13,228
12/31/2016          12,921                        13,309
 1/31/2017          12,971                        13,354
 2/28/2017          13,110                        13,502
 3/31/2017          13,112                        13,481
 4/30/2017          13,278                        13,616
 5/31/2017          13,410                        13,763
 6/30/2017          13,396                        13,799
 7/31/2017          13,515                        13,900
 8/31/2017          13,653                        14,016
 9/30/2017          13,553                        13,985
10/31/2017          13,614                        14,032
11/30/2017          13,564                        14,019
12/31/2017          13,640                        14,131
 1/31/2018          13,422                        14,000
 2/28/2018          13,247                        13,788
 3/31/2018          13,286                        13,830
 4/30/2018          13,141                        13,704
 5/31/2018          13,218                        13,773
 6/30/2018          13,177                        13,709
 7/31/2018          13,254                        13,807             Past performance is not predictive of
 8/31/2018          13,355                        13,878             future performance.
 9/30/2018          13,273                        13,831
10/31/2018          13,133                        13,637             The returns shown do not reflect the
                                                                     deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
        AVERAGE ANNUAL       ONE       FIVE        SINCE             redemption of fund shares.
        TOTAL RETURN         YEAR      YEARS     INCEPTION
        -------------------------------------------------------      Bloomberg Barclays data provided by
                            -3.53%     2.67%       3.35%             Bloomberg Finance L.P.

--------------------------------------------------------------------------------
DFA TARGETED CREDIT PORTFOLIO VS.
BLOOMBERG BARCLAYS GLOBAL AGGREGATE CREDIT 1-5 YEAR (HEDGED TO USD)
MAY 20, 2015-OCTOBER 31, 2018

                                       [CHART]

                                                 Bloomberg Barclays Global
                      DFA Targeted               Aggregate Credit 1-5 year
                    Credit Portfolio                 (Hedged to USD)
                   ------------------       -----------------------------------
  5/20/2015             $10,000                          $10,000
  5/31/2015              10,000                           10,015
  6/30/2015               9,941                            9,980
  7/31/2015               9,973                           10,006
  8/31/2015               9,957                            9,991
  9/30/2015              10,022                           10,003
 10/31/2015              10,018                           10,028
 11/30/2015              10,013                           10,031
 12/31/2015               9,969                           10,008
  1/31/2016              10,016                           10,054
  2/29/2016              10,018                           10,071
  3/31/2016              10,149                           10,157
  4/30/2016              10,205                           10,195
  5/31/2016              10,200                           10,205
  6/30/2016              10,320                           10,278
  7/31/2016              10,379                           10,323
  8/31/2016              10,366                           10,335
  9/30/2016              10,380                           10,350
 10/31/2016              10,358                           10,343
 11/30/2016              10,222                           10,276
 12/31/2016              10,238                           10,298
  1/31/2017              10,271                           10,328
  2/28/2017              10,319                           10,377
  3/31/2017              10,331                           10,383
  4/30/2017              10,400                           10,428
  5/31/2017              10,451                           10,468
  6/30/2017              10,443                           10,460
  7/31/2017              10,514                           10,512
  8/31/2017              10,546                           10,550
  9/30/2017              10,535                           10,542
 10/31/2017              10,559                           10,569
 11/30/2017              10,521                           10,554
 12/31/2017              10,521                           10,564
  1/31/2018              10,479                           10,537
  2/28/2018              10,437                           10,524
  3/31/2018              10,437                           10,538
  4/30/2018              10,429                           10,537
  5/31/2018              10,470                           10,573
  6/30/2018              10,471                           10,579
  7/31/2018              10,503                           10,605                   Past performance is not predictive of
  8/31/2018              10,555                           10,649                   future performance.
  9/30/2018              10,547                           10,648
 10/31/2018              10,540                           10,652                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
              AVERAGE ANNUAL            ONE              SINCE                     redemption of fund shares.
              TOTAL RETURN              YEAR           INCEPTION
              -----------------------------------------------------------          Bloomberg Barclays data provided by
                                       -0.18%            1.54%                     Bloomberg Finance L.P.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX (HEDGED TO USD)
JANUARY 11, 2018-OCTOBER 31, 2018

                                 [CHART]

                                              Bloomberg Barclays Global
                     DFA Global Core Plus      Aggregate Bond Index
                    Fixed Income Portfolio        (hedged to USD)
                    ----------------------    -------------------------
     1/11/2018             $10,000                   $10,000
     1/31/2018               9,910                     9,966
     2/28/2018               9,860                     9,943
     3/31/2018               9,895                    10,026
     4/30/2018               9,875                     9,989
     5/31/2018               9,915                    10,026
     6/30/2018               9,924                    10,045               Past performance is not predictive of
     7/31/2018               9,944                    10,047               future performance.
     8/31/2018              10,004                    10,078
     9/30/2018               9,954                    10,040               The returns shown do not reflect the
    10/31/2018               9,944                    10,020               deduction of taxes that a shareholder
                                                                           would pay on fund distributions or the
                  AVERAGE ANNUAL              SINCE                        redemption of fund shares.
                  TOTAL RETURN              INCEPTION
                  ----------------------------------------------           Bloomberg Barclays data provided by
                                             -0.56%                        Bloomberg Finance L.P.

--------------------------------------------------------------------------------
DFA INVESTMENT GRADE PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX
MARCH 7, 2011-OCTOBER 31, 2018

                                    [CHART]

                  DFA Investment Grade             Bloomberg Barclays U.S.
                        Portfolio                   Aggregate Bond Index
               ---------------------------        -------------------------
  3/7/2011              $10,000                           $10,000
 3/31/2011               10,040                            10,026
 4/30/2011               10,180                            10,153
 5/31/2011               10,330                            10,285
 6/30/2011               10,273                            10,255
 7/31/2011               10,505                            10,418
 8/31/2011               10,686                            10,570
 9/30/2011               10,725                            10,647
10/31/2011               10,735                            10,658
11/30/2011               10,694                            10,649
12/31/2011               10,831                            10,766
 1/31/2012               10,953                            10,861
 2/29/2012               10,963                            10,858
 3/31/2012               10,899                            10,799
 4/30/2012               11,042                            10,919
 5/31/2012               11,145                            11,017
 6/30/2012               11,140                            11,022
 7/31/2012               11,295                            11,174
 8/31/2012               11,336                            11,181
 9/30/2012               11,371                            11,196
10/31/2012               11,402                            11,218
11/30/2012               11,443                            11,236
12/31/2012               11,406                            11,220
 1/31/2013               11,322                            11,142
 2/28/2013               11,396                            11,197
 3/31/2013               11,418                            11,206
 4/30/2013               11,533                            11,320
 5/31/2013               11,313                            11,118
 6/30/2013               11,045                            10,946
 7/31/2013               11,098                            10,961
 8/31/2013               10,982                            10,905
 9/30/2013               11,116                            11,008
10/31/2013               11,222                            11,097
11/30/2013               11,180                            11,055
12/31/2013               11,078                            10,993
 1/31/2014               11,314                            11,155
 2/28/2014               11,367                            11,215
 3/31/2014               11,349                            11,196
 4/30/2014               11,446                            11,290
 5/31/2014               11,596                            11,419
 6/30/2014               11,583                            11,424
 7/31/2014               11,561                            11,396
 8/31/2014               11,702                            11,522
 9/30/2014               11,595                            11,443
10/31/2014               11,704                            11,556
11/30/2014               11,801                            11,638
12/31/2014               11,768                            11,649
 1/31/2015               12,119                            11,893
 2/28/2015               11,976                            11,781
 3/31/2015               12,053                            11,836
 4/30/2015               12,020                            11,793
 5/31/2015               11,987                            11,765
 6/30/2015               11,847                            11,637
 7/31/2015               11,936                            11,718
 8/31/2015               11,891                            11,701
 9/30/2015               12,028                            11,780
10/31/2015               12,028                            11,782
11/30/2015               12,017                            11,751
12/31/2015               11,957                            11,713
 1/31/2016               12,125                            11,874
 2/29/2016               12,204                            11,958
 3/31/2016               12,358                            12,068
 4/30/2016               12,415                            12,114
 5/31/2016               12,392                            12,117
 6/30/2016               12,645                            12,335
 7/31/2016               12,713                            12,413
 8/31/2016               12,668                            12,399
 9/30/2016               12,686                            12,392
10/31/2016               12,583                            12,297
11/30/2016               12,253                            12,006
12/31/2016               12,265                            12,023
 1/31/2017               12,299                            12,047
 2/28/2017               12,391                            12,127
 3/31/2017               12,398                            12,121
 4/30/2017               12,513                            12,215
 5/31/2017               12,606                            12,309
 6/30/2017               12,583                            12,296
 7/31/2017               12,664                            12,349
 8/31/2017               12,780                            12,460
 9/30/2017               12,680                            12,401
10/31/2017               12,692                            12,408
11/30/2017               12,645                            12,392
12/31/2017               12,678                            12,449
 1/31/2018               12,514                            12,305
 2/28/2018               12,409                            12,189
 3/31/2018               12,462                            12,267
 4/30/2018               12,356                            12,176
 5/31/2018               12,438                            12,263
 6/30/2018               12,427                            12,247
 7/31/2018               12,439                            12,250              Past performance is not predictive of
 8/31/2018               12,534                            12,329              future performance.
 9/30/2018               12,450                            12,250
10/31/2018               12,390                            12,153              The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          SINCE               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS       INCEPTION
          --------------------------------------------------------------       Bloomberg Barclays data provided by
                                -2.38%       2.00%         2.84%               Bloomberg Finance L.P.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA DIVERSIFIED FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX
AUGUST 10, 2016-OCTOBER 31, 2018

                                 [CHART]

            DFA Intermediate-Term          Bloomberg Barclays U.S.
          Extended Quality Portfolio         Credit Bond Index
          --------------------------      ------------------------
  7/20/2010         $10,000                       $10,000
  7/31/2010          10,020                        10,093
  8/31/2010          10,230                        10,296
  9/30/2010          10,282                        10,362
 10/31/2010          10,315                        10,376
 11/30/2010          10,195                        10,273
 12/31/2010           9,963                        10,169
  1/31/2011           9,983                        10,191
  2/28/2011          10,018                        10,264
  3/31/2011          10,015                        10,260
  4/30/2011          10,184                        10,434
  5/31/2011          10,363                        10,594
  6/30/2011          10,278                        10,516
  7/31/2011          10,583                        10,769
  8/31/2011          10,745                        10,808
  9/30/2011          10,773                        10,835
 10/31/2011          10,825                        10,993
 11/30/2011          10,683                        10,809
 12/31/2011          10,897                        11,019
  1/31/2012          11,085                        11,248
  2/29/2012          11,133                        11,333
  3/31/2012          11,032                        11,243
  4/30/2012          11,228                        11,394
  5/31/2012          11,359                        11,471
  6/30/2012          11,356                        11,520
  7/31/2012          11,607                        11,832
  8/31/2012          11,644                        11,857
  9/30/2012          11,715                        11,928
 10/31/2012          11,819                        12,061
 11/30/2012          11,850                        12,061
 12/31/2012          11,798                        12,051
  1/31/2013          11,658                        11,946
  2/28/2013          11,770                        12,030
  3/31/2013          11,804                        12,030
  4/30/2013          11,989                        12,247
  5/31/2013          11,676                        11,958
  6/30/2013          11,290                        11,617
  7/31/2013          11,362                        11,700
  8/31/2013          11,224                        11,605
  9/30/2013          11,364                        11,701
 10/31/2013          11,509                        11,870
 11/30/2013          11,448                        11,838
 12/31/2013          11,348                        11,809
  1/31/2014          11,657                        12,007
  2/28/2014          11,730                        12,138
  3/31/2014          11,715                        12,153
  4/30/2014          11,855                        12,297
  5/31/2014          12,052                        12,471
  6/30/2014          12,051                        12,481
  7/31/2014          12,035                        12,476
  8/31/2014          12,223                        12,656
  9/30/2014          12,070                        12,478
 10/31/2014          12,189                        12,611
 11/30/2014          12,310                        12,697
 12/31/2014          12,263                        12,697
  1/31/2015          12,720                        13,057
  2/28/2015          12,563                        12,927
  3/31/2015          12,629                        12,972
  4/30/2015          12,579                        12,896
  5/31/2015          12,498                        12,822
  6/30/2015          12,275                        12,598
  7/31/2015          12,373                        12,677
  8/31/2015          12,288                        12,602
  9/30/2015          12,473                        12,665
 10/31/2015          12,513                        12,725
 11/30/2015          12,502                        12,697
 12/31/2015          12,420                        12,600
  1/31/2016          12,547                        12,666
  2/29/2016          12,642                        12,771
  3/31/2016          12,918                        13,093
  4/30/2016          13,054                        13,253
  5/31/2016          13,037                        13,247
  6/30/2016          13,346                        13,549
  7/31/2016          13,500                        13,727
  8/31/2016          13,484                        13,754
  9/30/2016          13,477                        13,716
 10/31/2016          13,340                        13,599
 11/30/2016          12,885                        13,228
 12/31/2016          12,921                        13,309
  1/31/2017          12,971                        13,354
  2/28/2017          13,110                        13,502
  3/31/2017          13,112                        13,481
  4/30/2017          13,278                        13,616
  5/31/2017          13,410                        13,763
  6/30/2017          13,396                        13,799
  7/31/2017          13,515                        13,900
  8/31/2017          13,653                        14,016
  9/30/2017          13,553                        13,985
 10/31/2017          13,614                        14,032
 11/30/2017          13,564                        14,019
 12/31/2017          13,640                        14,131
  1/31/2018          13,422                        14,000
  2/28/2018          13,247                        13,788
  3/31/2018          13,286                        13,830
  4/30/2018          13,141                        13,704
  5/31/2018          13,218                        13,773
  6/30/2018          13,177                        13,709
  7/31/2018          13,254                        13,807             Past performance is not predictive of
  8/31/2018          13,355                        13,878             future performance.
  9/30/2018          13,273                        13,831
 10/31/2018          13,133                        13,637             The returns shown do not reflect the
                                                                      deduction of taxes that a shareholder
                                                                      would pay on fund distributions or the
           AVERAGE ANNUAL         ONE           SINCE                 redemption of fund shares.
           TOTAL RETURN           YEAR        INCEPTION
           ---------------------------------------------------        Bloomberg Barclays data provided by
                                 -1.05%        -0.78%                 Bloomberg Finance L.P.

--------------------------------------------------------------------------------
DFA LTIP PORTFOLIO VS.
FTSE U.S. INFLATION-LINKED SECURITIES INDEX, 20+ YEARS
MARCH 7, 2012-OCTOBER 31, 2018

                             [CHART]

                                            FTSE U.S. Inflation-
                                          Linked Securities Index,
                 DFA LTIP Portfolio              20+ Years
                ---------------------    -------------------------
  3/7/2012              $10,000                   $10,000
 3/31/2012                9,770                     9,821
 4/30/2012               10,310                   10,266
 5/31/2012               10,890                   10,921
 6/30/2012               10,751                   10,847
 7/31/2012               11,403                   11,424
 8/31/2012               11,152                   11,175
 9/30/2012               11,092                   11,148
10/31/2012               11,423                   11,432
11/30/2012               11,464                   11,528
12/31/2012               11,239                   11,314
 1/31/2013               10,847                   10,952
 2/28/2013               10,817                   10,947
 3/31/2013               10,666                   10,809
 4/30/2013               11,159                   11,318
 5/31/2013                9,842                   10,024
 6/30/2013                9,044                    9,391
 7/31/2013                9,014                    9,290
 8/31/2013                8,659                    9,022
 9/30/2013                8,881                    9,195
10/31/2013                8,963                    9,258
11/30/2013                8,545                    8,887
12/31/2013                8,309                    8,696
 1/31/2014                8,963                    9,275
 2/28/2014                8,983                    9,321
 3/31/2014                9,075                    9,416
 4/30/2014                9,423                    9,747
 5/31/2014                9,893                   10,169
 6/30/2014                9,981                   10,258
 7/31/2014               10,097                   10,411
 8/31/2014               10,432                   10,698
 9/30/2014                9,762                   10,063
10/31/2014               10,059                   10,362
11/30/2014               10,281                   10,486
12/31/2014               10,356                   10,637
 1/31/2015               10,727                   11,406
 2/28/2015               10,282                   11,024
 3/31/2015               10,176                   10,893
 4/30/2015               10,123                   10,835
 5/31/2015                9,700                   10,453
 6/30/2015                9,318                   10,049
 7/31/2015                9,562                   10,241
 8/31/2015                9,318                   10,045
 9/30/2015                9,058                    9,719
10/31/2015                9,250                    9,907
11/30/2015                9,271                    9,917
12/31/2015                9,047                    9,745
 1/31/2016                9,346                    9,990
 2/29/2016                9,623                   10,295
 3/31/2016               10,028                   10,694
 4/30/2016               10,071                   10,753
 5/31/2016                9,911                   10,618
 6/30/2016               10,499                   11,143
 7/31/2016               10,918                   11,584
 8/31/2016               10,929                   11,607
 9/30/2016               10,920                   11,496
10/31/2016               10,628                   11,277
11/30/2016               10,086                   10,824
12/31/2016                9,986                   10,665
 1/31/2017               10,118                   10,803
 2/28/2017               10,260                   10,975
 3/31/2017               10,176                   10,892
 4/30/2017               10,275                   11,033
 5/31/2017               10,264                   11,027
 6/30/2017               10,112                   10,848
 7/31/2017               10,123                   10,848
 8/31/2017               10,444                   11,173
 9/30/2017               10,293                   11,054
10/31/2017               10,360                   11,110
11/30/2017               10,527                   11,290
12/31/2017               10,944                   11,673
 1/31/2018               10,764                   11,529
 2/28/2018               10,301                   11,059
 3/31/2018               10,538                   11,317
 4/30/2018               10,549                   11,380
 5/31/2018               10,549                   11,371
 6/30/2018               10,758                   11,504
 7/31/2018               10,644                   11,407              Past performance is not predictive of
 8/31/2018               10,724                   11,515              future performance.
 9/30/2018               10,389                   11,158
10/31/2018                9,766                   10,563              The returns shown do not reflect the
                                                                      deduction of taxes that a shareholder
                                                                      would pay on fund distributions or the
         AVERAGE ANNUAL       ONE       FIVE        SINCE             redemption of fund shares.
         TOTAL RETURN         YEAR      YEARS     INCEPTION
         -------------------------------------------------------      FTSE fixed income indices (C) 2018 FTSE
                             -5.73%     1.73%      -0.35%             Fixed Income LLC. All rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INFLATION-PROTECTED SECURITIES PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

             DFA Inflation-Protected               Bloomberg Barclays
               Securities Portfolio                  U.S. TIPS Index
            -------------------------             --------------------
10/31/2008         $10,000                              $10,000
11/30/2008          10,032                               10,071
12/31/2008          10,663                               10,570
 1/31/2009          10,792                               10,749
 2/28/2009          10,534                               10,538
 3/31/2009          11,211                               11,154
 4/30/2009          11,039                               10,945
 5/31/2009          11,200                               11,176
 6/30/2009          11,211                               11,227
 7/31/2009          11,243                               11,235
 8/31/2009          11,351                               11,334
 9/30/2009          11,587                               11,573
10/31/2009          11,770                               11,715
11/30/2009          12,093                               12,040
12/31/2009          11,837                               11,776
 1/31/2010          12,022                               11,966
 2/28/2010          11,914                               11,828
 3/31/2010          11,897                               11,843
 4/30/2010          12,213                               12,124
 5/31/2010          12,202                               12,123
 6/30/2010          12,401                               12,296
 7/31/2010          12,412                               12,314
 8/31/2010          12,632                               12,526
 9/30/2010          12,767                               12,601
10/31/2010          13,098                               12,935
11/30/2010          12,888                               12,716
12/31/2010          12,644                               12,520
 1/31/2011          12,711                               12,544
 2/28/2011          12,789                               12,652
 3/31/2011          12,906                               12,780
 4/30/2011          13,232                               13,101
 5/31/2011          13,322                               13,141
 6/30/2011          13,439                               13,247
 7/31/2011          14,001                               13,766
 8/31/2011          14,138                               13,878
 9/30/2011          14,084                               13,845
10/31/2011          14,328                               14,103
11/30/2011          14,467                               14,212
12/31/2011          14,482                               14,217
 1/31/2012          14,814                               14,543
 2/29/2012          14,766                               14,495
 3/31/2012          14,612                               14,340
 4/30/2012          14,944                               14,630
 5/31/2012          15,181                               14,875
 6/30/2012          15,095                               14,792
 7/31/2012          15,358                               15,072
 8/31/2012          15,358                               15,029
 9/30/2012          15,466                               15,106
10/31/2012          15,574                               15,236
11/30/2012          15,670                               15,309
12/31/2012          15,561                               15,209
 1/31/2013          15,452                               15,107
 2/28/2013          15,476                               15,112
 3/31/2013          15,525                               15,154
 4/30/2013          15,646                               15,275
 5/31/2013          14,953                               14,609
 6/30/2013          14,291                               14,085
 7/31/2013          14,450                               14,188
 8/31/2013          14,181                               13,982
 9/30/2013          14,474                               14,184
10/31/2013          14,548                               14,262
11/30/2013          14,388                               14,107
12/31/2013          14,119                               13,900
 1/31/2014          14,451                               14,175
 2/28/2014          14,500                               14,239
 3/31/2014          14,390                               14,171
 4/30/2014          14,599                               14,362
 5/31/2014          14,919                               14,667
 6/30/2014          14,962                               14,711
 7/31/2014          14,949                               14,715
 8/31/2014          15,024                               14,779
 9/30/2014          14,623                               14,410
10/31/2014          14,748                               14,533
11/30/2014          14,811                               14,571
12/31/2014          14,594                               14,406
 1/31/2015          15,122                               14,860
 2/28/2015          14,908                               14,681
 3/31/2015          14,858                               14,611
 4/30/2015          14,971                               14,719
 5/31/2015          14,833                               14,598
 6/30/2015          14,694                               14,456
 7/31/2015          14,770                               14,486
 8/31/2015          14,631                               14,375
 9/30/2015          14,579                               14,290
10/31/2015          14,604                               14,326
11/30/2015          14,579                               14,313
12/31/2015          14,415                               14,199
 1/31/2016          14,694                               14,410
 2/29/2016          14,871                               14,570
 3/31/2016          15,137                               14,832
 4/30/2016          15,175                               14,883
 5/31/2016          15,049                               14,778
 6/30/2016          15,399                               15,085
 7/31/2016          15,489                               15,216
 8/31/2016          15,399                               15,148
 9/30/2016          15,551                               15,231
10/31/2016          15,474                               15,170
11/30/2016          15,103                               14,879
12/31/2016          15,088                               14,864
 1/31/2017          15,256                               14,989
 2/28/2017          15,321                               15,060
 3/31/2017          15,315                               15,052
 4/30/2017          15,431                               15,141
 5/31/2017          15,431                               15,134
 6/30/2017          15,263                               14,991
 7/31/2017          15,380                               15,057
 8/31/2017          15,550                               15,218
 9/30/2017          15,394                               15,120
10/31/2017          15,433                               15,153
11/30/2017          15,433                               15,172
12/31/2017          15,583                               15,311
 1/31/2018          15,397                               15,180
 2/28/2018          15,252                               15,032
 3/31/2018          15,411                               15,190
 4/30/2018          15,371                               15,181
 5/31/2018          15,437                               15,246
 6/30/2018          15,527                               15,307
 7/31/2018          15,434                               15,234           Past performance is not predictive of
 8/31/2018          15,554                               15,343           future performance.
 9/30/2018          15,386                               15,182
10/31/2018          15,197                               14,964           The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
                                                                          would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE        TEN              redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS      YEARS
          ---------------------------------------------------------       Bloomberg Barclays data provided by
                                -1.53%       0.88%      4.27%             Bloomberg Finance L.P.

--------------------------------------------------------------------------------
DFA SHORT DURATION REAL RETURN PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS 1-5 YEARS INDEX
NOVEMBER 5, 2013-OCTOBER 31, 2018

                                     [CHART]

                   DFA Investment Grade             Bloomberg Barclays U.S.
                         Portfolio                   Aggregate Bond Index
                ---------------------------        -------------------------
   3/7/2011              $10,000                           $10,000
  3/31/2011               10,040                            10,026
  4/30/2011               10,180                            10,153
  5/31/2011               10,330                            10,285
  6/30/2011               10,273                            10,255
  7/31/2011               10,505                            10,418
  8/31/2011               10,686                            10,570
  9/30/2011               10,725                            10,647
 10/31/2011               10,735                            10,658
 11/30/2011               10,694                            10,649
 12/31/2011               10,831                            10,766
  1/31/2012               10,953                            10,861
  2/29/2012               10,963                            10,858
  3/31/2012               10,899                            10,799
  4/30/2012               11,042                            10,919
  5/31/2012               11,145                            11,017
  6/30/2012               11,140                            11,022
  7/31/2012               11,295                            11,174
  8/31/2012               11,336                            11,181
  9/30/2012               11,371                            11,196
 10/31/2012               11,402                            11,218
 11/30/2012               11,443                            11,236
 12/31/2012               11,406                            11,220
  1/31/2013               11,322                            11,142
  2/28/2013               11,396                            11,197
  3/31/2013               11,418                            11,206
  4/30/2013               11,533                            11,320
  5/31/2013               11,313                            11,118
  6/30/2013               11,045                            10,946
  7/31/2013               11,098                            10,961
  8/31/2013               10,982                            10,905
  9/30/2013               11,116                            11,008
 10/31/2013               11,222                            11,097
 11/30/2013               11,180                            11,055
 12/31/2013               11,078                            10,993
  1/31/2014               11,314                            11,155
  2/28/2014               11,367                            11,215
  3/31/2014               11,349                            11,196
  4/30/2014               11,446                            11,290
  5/31/2014               11,596                            11,419
  6/30/2014               11,583                            11,424
  7/31/2014               11,561                            11,396
  8/31/2014               11,702                            11,522
  9/30/2014               11,595                            11,443
 10/31/2014               11,704                            11,556
 11/30/2014               11,801                            11,638
 12/31/2014               11,768                            11,649
  1/31/2015               12,119                            11,893
  2/28/2015               11,976                            11,781
  3/31/2015               12,053                            11,836
  4/30/2015               12,020                            11,793
  5/31/2015               11,987                            11,765
  6/30/2015               11,847                            11,637
  7/31/2015               11,936                            11,718
  8/31/2015               11,891                            11,701
  9/30/2015               12,028                            11,780
 10/31/2015               12,028                            11,782
 11/30/2015               12,017                            11,751
 12/31/2015               11,957                            11,713
  1/31/2016               12,125                            11,874
  2/29/2016               12,204                            11,958
  3/31/2016               12,358                            12,068
  4/30/2016               12,415                            12,114
  5/31/2016               12,392                            12,117
  6/30/2016               12,645                            12,335
  7/31/2016               12,713                            12,413
  8/31/2016               12,668                            12,399
  9/30/2016               12,686                            12,392
 10/31/2016               12,583                            12,297
 11/30/2016               12,253                            12,006
 12/31/2016               12,265                            12,023
  1/31/2017               12,299                            12,047
  2/28/2017               12,391                            12,127
  3/31/2017               12,398                            12,121
  4/30/2017               12,513                            12,215
  5/31/2017               12,606                            12,309
  6/30/2017               12,583                            12,296
  7/31/2017               12,664                            12,349
  8/31/2017               12,780                            12,460
  9/30/2017               12,680                            12,401
 10/31/2017               12,692                            12,408
 11/30/2017               12,645                            12,392
 12/31/2017               12,678                            12,449
  1/31/2018               12,514                            12,305
  2/28/2018               12,409                            12,189
  3/31/2018               12,462                            12,267
  4/30/2018               12,356                            12,176
  5/31/2018               12,438                            12,263
  6/30/2018               12,427                            12,247
  7/31/2018               12,439                            12,250              Past performance is not predictive of
  8/31/2018               12,534                            12,329              future performance.
  9/30/2018               12,450                            12,250
 10/31/2018               12,390                            12,153              The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
                                                                                would pay on fund distributions or the
              AVERAGE ANNUAL          ONE             SINCE                     redemption of fund shares.
              TOTAL RETURN            YEAR          INCEPTION
              --------------------------------------------------------          Bloomberg Barclays data provided by
                                      0.70%           0.94%                     Bloomberg Finance L.P.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MUNICIPAL REAL RETURN PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 4, 2014-OCTOBER 31, 2018

                                    [CHART]

              DFA Diversified Fixed       Bloomberg Barclays U.S. Intermediate
                 Income Portfolio               Government Bond Index
             -----------------------      ------------------------------------
 8/10/2016          $10,000                          $10,000
 8/31/2016            9,980                            9,968
 9/30/2016            9,996                            9,985
10/31/2016            9,936                            9,937
11/30/2016            9,755                            9,770
12/31/2016            9,755                            9,767
 1/31/2017            9,785                            9,787
 2/28/2017            9,825                            9,815
 3/31/2017            9,829                            9,820
 4/30/2017            9,880                            9,871
 5/31/2017            9,920                            9,910
 6/30/2017            9,895                            9,884
 7/31/2017            9,925                            9,916
 8/31/2017            9,996                            9,976
 9/30/2017            9,910                            9,918
10/31/2017            9,930                            9,906
11/30/2017            9,910                            9,876
12/31/2017            9,919                            9,878
 1/31/2018            9,826                            9,784
 2/28/2018            9,785                            9,755
 3/31/2018            9,843                            9,806
 4/30/2018            9,792                            9,751
 5/31/2018            9,853                            9,813
 6/30/2018            9,861                            9,812                      Past performance is not predictive of
 7/31/2018            9,841                            9,793                      future performance.
 8/31/2018            9,903                            9,851
 9/30/2018            9,857                            9,801                      The returns shown do not reflect the
10/31/2018            9,826                            9,805                      deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
                                                                                  redemption of fund shares.
             AVERAGE ANNUAL            ONE              SINCE
             TOTAL RETURN              YEAR           INCEPTION                   Copyright 2018 S&P Dow Jones Indices
             -----------------------------------------------------------          LLC, a division of S&P Global. All rights
                                      -0.86%            0.48%                     reserved.

--------------------------------------------------------------------------------
DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO VS.
S&P INTERMEDIATE TERM CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 1, 2017-OCTOBER 31, 2018

                                [CHART]

                                               FTSE U.S. Inflation-
                                             Linked Securities Index,
                    DFA LTIP Portfolio              20+ Years
                   ---------------------    -------------------------
     3/7/2012              $10,000                   $10,000
    3/31/2012                9,770                     9,821
    4/30/2012               10,310                   10,266
    5/31/2012               10,890                   10,921
    6/30/2012               10,751                   10,847
    7/31/2012               11,403                   11,424
    8/31/2012               11,152                   11,175
    9/30/2012               11,092                   11,148
   10/31/2012               11,423                   11,432
   11/30/2012               11,464                   11,528
   12/31/2012               11,239                   11,314
    1/31/2013               10,847                   10,952
    2/28/2013               10,817                   10,947
    3/31/2013               10,666                   10,809
    4/30/2013               11,159                   11,318
    5/31/2013                9,842                   10,024
    6/30/2013                9,044                    9,391
    7/31/2013                9,014                    9,290
    8/31/2013                8,659                    9,022
    9/30/2013                8,881                    9,195
   10/31/2013                8,963                    9,258
   11/30/2013                8,545                    8,887
   12/31/2013                8,309                    8,696
    1/31/2014                8,963                    9,275
    2/28/2014                8,983                    9,321
    3/31/2014                9,075                    9,416
    4/30/2014                9,423                    9,747
    5/31/2014                9,893                   10,169
    6/30/2014                9,981                   10,258
    7/31/2014               10,097                   10,411
    8/31/2014               10,432                   10,698
    9/30/2014                9,762                   10,063
   10/31/2014               10,059                   10,362
   11/30/2014               10,281                   10,486
   12/31/2014               10,356                   10,637
    1/31/2015               10,727                   11,406
    2/28/2015               10,282                   11,024
    3/31/2015               10,176                   10,893
    4/30/2015               10,123                   10,835
    5/31/2015                9,700                   10,453
    6/30/2015                9,318                   10,049
    7/31/2015                9,562                   10,241
    8/31/2015                9,318                   10,045
    9/30/2015                9,058                    9,719
   10/31/2015                9,250                    9,907
   11/30/2015                9,271                    9,917
   12/31/2015                9,047                    9,745
    1/31/2016                9,346                    9,990
    2/29/2016                9,623                   10,295
    3/31/2016               10,028                   10,694
    4/30/2016               10,071                   10,753
    5/31/2016                9,911                   10,618
    6/30/2016               10,499                   11,143
    7/31/2016               10,918                   11,584
    8/31/2016               10,929                   11,607
    9/30/2016               10,920                   11,496
   10/31/2016               10,628                   11,277
   11/30/2016               10,086                   10,824
   12/31/2016                9,986                   10,665
    1/31/2017               10,118                   10,803
    2/28/2017               10,260                   10,975
    3/31/2017               10,176                   10,892
    4/30/2017               10,275                   11,033
    5/31/2017               10,264                   11,027
    6/30/2017               10,112                   10,848
    7/31/2017               10,123                   10,848
    8/31/2017               10,444                   11,173
    9/30/2017               10,293                   11,054
   10/31/2017               10,360                   11,110
   11/30/2017               10,527                   11,290
   12/31/2017               10,944                   11,673
    1/31/2018               10,764                   11,529
    2/28/2018               10,301                   11,059
    3/31/2018               10,538                   11,317
    4/30/2018               10,549                   11,380
    5/31/2018               10,549                   11,371
    6/30/2018               10,758                   11,504              Past performance is not predictive of
    7/31/2018               10,644                   11,407              future performance
    8/31/2018               10,724                   11,515              .
    9/30/2018               10,389                   11,158              The returns shown do not reflect the
   10/31/2018                9,766                   10,563              deduction of taxes that a shareholder
                                                                         would pay on fund distributions or the
                                                                         redemption of fund shares.
                 AVERAGE ANNUAL              SINCE
                 TOTAL RETURN              INCEPTION                     Copyright 2018 S&P Dow Jones Indices
                 ---------------------------------------------           LLC, a division of S&P Global. All rights
                                            -0.86%                       reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                        PERFORMANCE CHARTS (UNAUDITED)

--------------------------------------------------------------------------------
DFA MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
MARCH 10, 2015-OCTOBER 31, 2018

                             [CHART]

                                         S&P Intermediate Term
                  DFA Municipal       National AMT-Free Municipal
                 Bond Portfolio              Bond Index
                ----------------      ---------------------------
  3/10/2015          $10,000                  $10,000
  3/31/2015           10,060                   10,072
  4/30/2015           10,024                   10,037
  5/31/2015            9,984                   10,001
  6/30/2015            9,994                    9,997
  7/31/2015           10,052                   10,065
  8/31/2015           10,062                   10,078
  9/30/2015           10,132                   10,145
 10/31/2015           10,183                   10,181
 11/30/2015           10,180                   10,213
 12/31/2015           10,211                   10,277
  1/31/2016           10,358                   10,392
  2/29/2016           10,385                   10,398
  3/31/2016           10,348                   10,419
  4/30/2016           10,398                   10,482
  5/31/2016           10,377                   10,488
  6/30/2016           10,457                   10,622
  7/31/2016           10,477                   10,626
  8/31/2016           10,475                   10,642
  9/30/2016           10,440                   10,601
 10/31/2016           10,409                   10,523
 11/30/2016           10,184                   10,193
 12/31/2016           10,242                   10,291
  1/31/2017           10,306                   10,340
  2/28/2017           10,364                   10,399
  3/31/2017           10,357                   10,419
  4/30/2017           10,417                   10,491
  5/31/2017           10,489                   10,622
  6/30/2017           10,458                   10,586
  7/31/2017           10,510                   10,660
  8/31/2017           10,552                   10,740
  9/30/2017           10,498                   10,698
 10/31/2017           10,488                   10,706
 11/30/2017           10,393                   10,634
 12/31/2017           10,433                   10,716
  1/31/2018           10,395                   10,627
  2/28/2018           10,382                   10,588
  3/31/2018           10,376                   10,613
  4/30/2018           10,346                   10,579
  5/31/2018           10,410                   10,683
  6/30/2018           10,432                   10,695                Past performance is not predictive of
  7/31/2018           10,466                   10,731                future performance.
  8/31/2018           10,468                   10,743
  9/30/2018           10,417                   10,689                The returns shown do not reflect the
 10/31/2018           10,400                   10,636                deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
                                                                     redemption of fund shares.
          AVERAGE ANNUAL         ONE           SINCE
          TOTAL RETURN           YEAR        INCEPTION               Copyright 2018 S&P Dow Jones Indices
          ---------------------------------------------------        LLC, a division of S&P Global. All rights
                                -0.84%         1.08%                 reserved.

--------------------------------------------------------------------------------
DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US MUNICIPAL SECURITIES INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                                                   ICE BofAML 1-3 Year
             DFA Short-Term Municipal                 US Municipal
                  Bond Portfolio                   Securities Index
            --------------------------           -----------------------
10/31/2008           $10,000                            $10,000
11/30/2008            10,083                             10,101
12/31/2008            10,158                             10,182
 1/31/2009            10,279                             10,308
 2/28/2009            10,252                             10,297
 3/31/2009            10,298                             10,347
 4/30/2009            10,327                             10,375
 5/31/2009            10,315                             10,399
 6/30/2009            10,322                             10,418
 7/31/2009            10,421                             10,487
 8/31/2009            10,408                             10,491
 9/30/2009            10,466                             10,549
10/31/2009            10,431                             10,550
11/30/2009            10,529                             10,602
12/31/2009            10,533                             10,610
 1/31/2010            10,564                             10,638
 2/28/2010            10,595                             10,666
 3/31/2010            10,536                             10,636
 4/30/2010            10,564                             10,669
 5/31/2010            10,610                             10,706
 6/30/2010            10,636                             10,731
 7/31/2010            10,713                             10,777
 8/31/2010            10,760                             10,798
 9/30/2010            10,722                             10,787
10/31/2010            10,716                             10,793
11/30/2010            10,689                             10,765
12/31/2010            10,649                             10,747
 1/31/2011            10,649                             10,767
 2/28/2011            10,672                             10,793
 3/31/2011            10,708                             10,818
 4/30/2011            10,753                             10,848
 5/31/2011            10,799                             10,892
 6/30/2011            10,813                             10,915
 7/31/2011            10,850                             10,944
 8/31/2011            10,906                             10,972
 9/30/2011            10,878                             10,967
10/31/2011            10,850                             10,955
11/30/2011            10,861                             10,971
12/31/2011            10,902                             11,001
 1/31/2012            10,934                             11,028
 2/29/2012            10,955                             11,055
 3/31/2012            10,927                             11,049
 4/30/2012            10,950                             11,061
 5/31/2012            10,952                             11,069
 6/30/2012            10,965                             11,076
 7/31/2012            10,979                             11,093
 8/31/2012            10,989                             11,101
 9/30/2012            10,991                             11,112
10/31/2012            10,991                             11,113
11/30/2012            10,991                             11,123
12/31/2012            10,982                             11,115
 1/31/2013            10,993                             11,138
 2/28/2013            11,000                             11,159
 3/31/2013            11,001                             11,164
 4/30/2013            11,010                             11,171
 5/31/2013            11,008                             11,169
 6/30/2013            10,984                             11,144
 7/31/2013            10,992                             11,169
 8/31/2013            10,989                             11,174
 9/30/2013            11,008                             11,196
10/31/2013            11,038                             11,219
11/30/2013            11,035                             11,230
12/31/2013            11,032                             11,234
 1/31/2014            11,065                             11,257
 2/28/2014            11,089                             11,280
 3/31/2014            11,045                             11,262
 4/30/2014            11,063                             11,278
 5/31/2014            11,093                             11,295
 6/30/2014            11,090                             11,300
 7/31/2014            11,098                             11,305
 8/31/2014            11,138                             11,316
 9/30/2014            11,125                             11,313
10/31/2014            11,134                             11,320
11/30/2014            11,142                             11,326
12/31/2014            11,095                             11,315
 1/31/2015            11,193                             11,349
 2/28/2015            11,144                             11,350
 3/31/2015            11,143                             11,344
 4/30/2015            11,140                             11,345
 5/31/2015            11,116                             11,336
 6/30/2015            11,145                             11,345
 7/31/2015            11,176                             11,371
 8/31/2015            11,184                             11,387
 9/30/2015            11,214                             11,410
10/31/2015            11,245                             11,425
11/30/2015            11,226                             11,402
12/31/2015            11,223                             11,400
 1/31/2016            11,302                             11,453
 2/29/2016            11,330                             11,480
 3/31/2016            11,287                             11,458
 4/30/2016            11,316                             11,479
 5/31/2016            11,303                             11,472
 6/30/2016            11,355                             11,512
 7/31/2016            11,386                             11,535
 8/31/2016            11,372                             11,528
 9/30/2016            11,335                             11,491
10/31/2016            11,322                             11,492
11/30/2016            11,209                             11,421
12/31/2016            11,228                             11,438
 1/31/2017            11,293                             11,489
 2/28/2017            11,334                             11,537
 3/31/2017            11,325                             11,531
 4/30/2017            11,354                             11,557
 5/31/2017            11,398                             11,584
 6/30/2017            11,373                             11,569
 7/31/2017            11,404                             11,603
 8/31/2017            11,426                             11,637
 9/30/2017            11,410                             11,618
10/31/2017            11,398                             11,607
11/30/2017            11,349                             11,535
12/31/2017            11,357                             11,551
 1/31/2018            11,370                             11,578
 2/28/2018            11,388                             11,592
 3/31/2018            11,380                             11,584
 4/30/2018            11,366                             11,565
 5/31/2018            11,399                             11,610
 6/30/2018            11,420                             11,653
 7/31/2018            11,442                             11,682             Past performance is not predictive of
 8/31/2018            11,441                             11,684             future performance.
 9/30/2018            11,428                             11,651
10/31/2018            11,429                             11,650             The returns shown do not reflect the
                                                                            deduction of taxes that a shareholder
                                                                            would pay on fund distributions or the
          AVERAGE ANNUAL        ONE         FIVE         TEN                redemption of fund shares.
          TOTAL RETURN          YEAR        YEARS       YEARS
          ----------------------------------------------------------        ICE BofAML index data copyright 2018
                                0.28%       0.70%       1.34%               ICE Data Indices, LLC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
MARCH 1, 2012-OCTOBER 31, 2018

                                    [CHART]

            DFA Intermediate-Term Municipal     S&P Intermediate Term National
                   Bond Portfolio               AMT-Free Municipal Bond Index
            -------------------------------    --------------------------------
3/1/2012                   $10,000                       $10,000
3/31/2012                    9,860                         9,930
4/30/2012                    9,957                        10,029
5/31/2012                   10,012                        10,093
6/30/2012                    9,974                        10,082
7/31/2012                   10,066                        10,209
8/31/2012                   10,055                        10,219
9/30/2012                   10,106                        10,278
10/31/2012                  10,113                        10,288
11/30/2012                  10,225                        10,425
12/31/2012                  10,114                        10,292
1/31/2013                   10,124                        10,338
2/28/2013                   10,160                        10,378
3/31/2013                   10,128                        10,329
4/30/2013                   10,227                        10,420
5/31/2013                   10,053                        10,300
6/30/2013                    9,828                        10,061
7/31/2013                    9,828                        10,026
8/31/2013                    9,704                         9,911
9/30/2013                    9,928                        10,084
10/31/2013                  10,022                        10,163
11/30/2013                   9,954                        10,143
12/31/2013                   9,907                        10,116
1/31/2014                   10,070                        10,278
2/28/2014                   10,177                        10,379
3/31/2014                   10,101                        10,359
4/30/2014                   10,228                        10,467
5/31/2014                   10,325                        10,560
6/30/2014                   10,299                        10,552
7/31/2014                   10,324                        10,574
8/31/2014                   10,430                        10,676
9/30/2014                   10,392                        10,672
10/31/2014                  10,457                        10,718
11/30/2014                  10,459                        10,724
12/31/2014                  10,450                        10,767
1/31/2015                   10,658                        10,923
2/28/2015                   10,526                        10,825
3/31/2015                   10,540                        10,843
4/30/2015                   10,510                        10,805
5/31/2015                   10,471                        10,767
6/30/2015                   10,472                        10,763
7/31/2015                   10,536                        10,835
8/31/2015                   10,559                        10,850
9/30/2015                   10,634                        10,921
10/31/2015                  10,679                        10,960
11/30/2015                  10,678                        10,994
12/31/2015                  10,722                        11,063
1/31/2016                   10,858                        11,187
2/29/2016                   10,887                        11,194
3/31/2016                   10,850                        11,217
4/30/2016                   10,913                        11,285
5/31/2016                   10,882                        11,291
6/30/2016                   10,989                        11,435
7/31/2016                   11,012                        11,439
8/31/2016                   11,002                        11,456
9/30/2016                   10,958                        11,412
10/31/2016                  10,917                        11,328
11/30/2016                  10,652                        10,973
12/31/2016                  10,706                        11,078
1/31/2017                   10,782                        11,132
2/28/2017                   10,846                        11,194
3/31/2017                   10,851                        11,217
4/30/2017                   10,915                        11,294
5/31/2017                   11,014                        11,435
6/30/2017                   10,962                        11,396
7/31/2017                   11,028                        11,476
8/31/2017                   11,074                        11,562
9/30/2017                   11,008                        11,517
10/31/2017                  11,000                        11,525
11/30/2017                  10,891                        11,448
12/31/2017                  10,935                        11,536
1/31/2018                   10,886                        11,440
2/28/2018                   10,863                        11,398
3/31/2018                   10,870                        11,426
4/30/2018                   10,828                        11,389
5/31/2018                   10,909                        11,500                   Past performance is not predictive of
6/30/2018                   10,932                        11,514                   future performance.
7/31/2018                   10,958                        11,552
8/31/2018                   10,961                        11,565                   The returns shown do not reflect the
9/30/2018                   10,908                        11,507                   deduction of taxes that a shareholder
10/31/2018                  10,881                        11,450                   would pay on fund distributions or the
                                                                                   redemption of fund shares.
           AVERAGE ANNUAL          ONE         FIVE          SINCE
           TOTAL RETURN            YEAR        YEARS       INCEPTION               Copyright 2018 S&P Dow Jones Indices
           ----------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                  -1.08%       1.66%         1.27%                 reserved.

--------------------------------------------------------------------------------
DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO VS.
ICE BOFAML 1-3 YEAR CALIFORNIA INCLUDING PUERTO RICO MUNICIPAL SECURITIES INDEX OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

               DFA California Short-Term              ICE BofAML 1-3 Year
               Municipal Bond Portfolio        California including Puerto Rico
                                                  Municipal Securities Index
              --------------------------       --------------------------------
10/31/2008         $10,000                         $10,000
11/30/2008          10,104                          10,090
12/31/2008          10,196                          10,146
1/31/2009           10,337                          10,255
2/28/2009           10,313                          10,263
3/31/2009           10,349                          10,309
4/30/2009           10,390                          10,357
5/31/2009           10,378                          10,386
6/30/2009           10,366                          10,390
7/31/2009           10,477                          10,465
8/31/2009           10,486                          10,468
9/30/2009           10,554                          10,542
10/31/2009          10,491                          10,537
11/30/2009          10,600                          10,598
12/31/2009          10,595                          10,607
1/31/2010           10,626                          10,631
2/28/2010           10,660                          10,659
3/31/2010           10,602                          10,637
4/30/2010           10,652                          10,675
5/31/2010           10,688                          10,712
6/30/2010           10,714                          10,739
7/31/2010           10,804                          10,796
8/31/2010           10,851                          10,828
9/30/2010           10,825                          10,821
10/31/2010          10,821                          10,821
11/30/2010          10,762                          10,778
12/31/2010          10,721                          10,747
1/31/2011           10,732                          10,772
2/28/2011           10,756                          10,809
3/31/2011           10,795                          10,839
4/30/2011           10,832                          10,863
5/31/2011           10,889                          10,908
6/30/2011           10,904                          10,940
7/31/2011           10,941                          10,975
8/31/2011           10,992                          11,002
9/30/2011           10,975                          10,998
10/31/2011          10,937                          10,985
11/30/2011          10,957                          11,001
12/31/2011          11,009                          11,031
1/31/2012           11,041                          11,056
2/29/2012           11,063                          11,082
3/31/2012           11,046                          11,076
4/30/2012           11,060                          11,085
5/31/2012           11,073                          11,093
6/30/2012           11,076                          11,105
7/31/2012           11,101                          11,124
8/31/2012           11,111                          11,129
9/30/2012           11,112                          11,135
10/31/2012          11,112                          11,139
11/30/2012          11,122                          11,150
12/31/2012          11,112                          11,132
1/31/2013           11,123                          11,160
2/28/2013           11,130                          11,181
3/31/2013           11,140                          11,183
4/30/2013           11,150                          11,189
5/31/2013           11,138                          11,185
6/30/2013           11,104                          11,159
7/31/2013           11,123                          11,192
8/31/2013           11,109                          11,183
9/30/2013           11,149                          11,190
10/31/2013          11,190                          11,211
11/30/2013          11,187                          11,221
12/31/2013          11,185                          11,220
1/31/2014           11,218                          11,238
2/28/2014           11,243                          11,261
3/31/2014           11,198                          11,246
4/30/2014           11,227                          11,265
5/31/2014           11,257                          11,287
6/30/2014           11,254                          11,296
7/31/2014           11,261                          11,297
8/31/2014           11,301                          11,307
9/30/2014           11,286                          11,311
10/31/2014          11,305                          11,313
11/30/2014          11,300                          11,319
12/31/2014          11,274                          11,312
1/31/2015           11,362                          11,345
2/28/2015           11,320                          11,350
3/31/2015           11,320                          11,345
4/30/2015           11,304                          11,349
5/31/2015           11,278                          11,342
6/30/2015           11,306                          11,340
7/31/2015           11,336                          11,370
8/31/2015           11,343                          11,385
9/30/2015           11,383                          11,412
10/31/2015          11,403                          11,425
11/30/2015          11,393                          11,399
12/31/2015          11,389                          11,396
1/31/2016           11,468                          11,451
2/29/2016           11,495                          11,476
3/31/2016           11,462                          11,455
4/30/2016           11,491                          11,471
5/31/2016           11,466                          11,465
6/30/2016           11,518                          11,504
7/31/2016           11,548                          11,524
8/31/2016           11,534                          11,521
9/30/2016           11,506                          11,479
10/31/2016          11,493                          11,481
11/30/2016          11,378                          11,405
12/31/2016          11,397                          11,422
1/31/2017           11,450                          11,476
2/28/2017           11,490                          11,522
3/31/2017           11,480                          11,513
4/30/2017           11,521                          11,539
5/31/2017           11,563                          11,564
6/30/2017           11,538                          11,549
7/31/2017           11,579                          11,581
8/31/2017           11,601                          11,609
9/30/2017           11,573                          11,591
10/31/2017          11,572                          11,580
11/30/2017          11,512                          11,501
12/31/2017          11,519                          11,514
1/31/2018           11,541                          11,549
2/28/2018           11,547                          11,562
3/31/2018           11,537                          11,552
4/30/2018           11,523                          11,534
5/31/2018           11,567                          11,590                         Past performance is not predictive of
6/30/2018           11,598                          11,625                         future performance.
7/31/2018           11,610                          11,651
8/31/2018           11,620                          11,656                         The returns shown do not reflect the
9/30/2018           11,596                          11,617                         deduction of taxes that a shareholder
10/31/2018          11,597                          11,613                         would pay on fund distributions or the
            AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN           YEAR         YEARS        YEARS
            --------------------------------------------------------------         ICE BofAML index data copyright 2018
                                   0.22%        0.72%        1.49%                 ICE Data Indices, LLC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 29, 2011-OCTOBER 31, 2018

                                    [CHART]

            DFA California Intermediate-Term   S&P Intermediate Term California
                Municipal Bond Portfolio         AMT-Free Municipal Bond Index
            --------------------------------   --------------------------------
11/29/2011               $10,000                          $10,000
11/30/2011                10,000                           10,005
12/31/2011                10,155                           10,197
1/31/2012                 10,255                           10,401
2/29/2012                 10,226                           10,408
3/31/2012                 10,114                           10,321
4/30/2012                 10,216                           10,424
5/31/2012                 10,268                           10,495
6/30/2012                 10,262                           10,480
7/31/2012                 10,373                           10,610
8/31/2012                 10,366                           10,628
9/30/2012                 10,419                           10,703
10/31/2012                10,421                           10,718
11/30/2012                10,556                           10,873
12/31/2012                10,441                           10,744
1/31/2013                 10,471                           10,798
2/28/2013                 10,491                           10,839
3/31/2013                 10,462                           10,790
4/30/2013                 10,546                           10,881
5/31/2013                 10,425                           10,759
6/30/2013                 10,213                           10,504
7/31/2013                 10,236                           10,470
8/31/2013                 10,145                           10,387
9/30/2013                 10,343                           10,607
10/31/2013                10,430                           10,699
11/30/2013                10,381                           10,681
12/31/2013                10,365                           10,662
1/31/2014                 10,530                           10,859
2/28/2014                 10,618                           10,984
3/31/2014                 10,531                           10,970
4/30/2014                 10,681                           11,094
5/31/2014                 10,780                           11,207
6/30/2014                 10,776                           11,203
7/31/2014                 10,802                           11,233
8/31/2014                 10,922                           11,349
9/30/2014                 10,875                           11,352
10/31/2014                10,932                           11,398
11/30/2014                10,947                           11,402
12/31/2014                10,930                           11,453
1/31/2015                 11,149                           11,624
2/28/2015                 11,031                           11,521
3/31/2015                 11,047                           11,542
4/30/2015                 11,019                           11,499
5/31/2015                 10,970                           11,473
6/30/2015                 10,984                           11,468
7/31/2015                 11,051                           11,547
8/31/2015                 11,065                           11,574
9/30/2015                 11,154                           11,654
10/31/2015                11,200                           11,690
11/30/2015                11,190                           11,725
12/31/2015                11,235                           11,798
1/31/2016                 11,365                           11,923
2/29/2016                 11,396                           11,935
3/31/2016                 11,359                           11,965
4/30/2016                 11,424                           12,034
5/31/2016                 11,395                           12,038
6/30/2016                 11,504                           12,189
7/31/2016                 11,528                           12,186
8/31/2016                 11,520                           12,205
9/30/2016                 11,476                           12,149
10/31/2016                11,435                           12,057
11/30/2016                11,145                           11,667
12/31/2016                11,201                           11,781
1/31/2017                 11,290                           11,842
2/28/2017                 11,355                           11,910
3/31/2017                 11,360                           11,933
4/30/2017                 11,426                           12,009
5/31/2017                 11,526                           12,152
6/30/2017                 11,485                           12,119
7/31/2017                 11,563                           12,195
8/31/2017                 11,599                           12,271
9/30/2017                 11,543                           12,222
10/31/2017                11,546                           12,236
11/30/2017                11,414                           12,152
12/31/2017                11,458                           12,232
1/31/2018                 11,441                           12,153
2/28/2018                 11,418                           12,116
3/31/2018                 11,414                           12,145
4/30/2018                 11,371                           12,111
5/31/2018                 11,474                           12,242                  Past performance is not predictive of
6/30/2018                 11,487                           12,251                  future performance.
7/31/2018                 11,525                           12,285
8/31/2018                 11,538                           12,306                  The returns shown do not reflect the
9/30/2018                 11,474                           12,239                  deduction of taxes that a shareholder
10/31/2018                11,435                           12,168                  would pay on fund distributions or the
                                                                                   redemption of fund shares.
           AVERAGE ANNUAL          ONE         FIVE          SINCE
           TOTAL RETURN            YEAR        YEARS       INCEPTION               Copyright 2018 S&P Dow Jones Indices
           ----------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                  -0.96%       1.86%         1.96%                 reserved.

--------------------------------------------------------------------------------
DFA NY MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NEW YORK AMT-FREE MUNICIPAL BOND INDEX
JUNE 16, 2015-OCTOBER 31, 2018

                             [CHART]

                                        S&P Intermediate Term
              DFA NY Municipal       New York AMT-Free Municipal
               Bond Portfolio               Bond Index
             ------------------      ---------------------------
6/16/2015         $10,000                   $10,000
6/30/2015          10,000                    10,015
7/31/2015          10,052                    10,090
8/31/2015          10,072                    10,112
9/30/2015          10,143                    10,177
10/31/2015         10,175                    10,216
11/30/2015         10,184                    10,251
12/31/2015         10,212                    10,321
1/31/2016          10,340                    10,442
2/29/2016          10,358                    10,450
3/31/2016          10,330                    10,469
4/30/2016          10,389                    10,539
5/31/2016          10,368                    10,543
6/30/2016          10,447                    10,687
7/31/2016          10,466                    10,685
8/31/2016          10,454                    10,697
9/30/2016          10,429                    10,657
10/31/2016         10,408                    10,568
11/30/2016         10,253                    10,226
12/31/2016         10,281                    10,333
1/31/2017          10,331                    10,389
2/28/2017          10,379                    10,444
3/31/2017          10,381                    10,465
4/30/2017          10,430                    10,545
5/31/2017          10,501                    10,682
6/30/2017          10,469                    10,643
7/31/2017          10,520                    10,715
8/31/2017          10,551                    10,781
9/30/2017          10,506                    10,736
10/31/2017         10,506                    10,735
11/30/2017         10,431                    10,648
12/31/2017         10,460                    10,738
1/31/2018          10,451                    10,643
2/28/2018          10,448                    10,599
3/31/2018          10,441                    10,619
4/30/2018          10,420                    10,581
5/31/2018          10,462                    10,681                 Past performance is not predictive of
6/30/2018          10,493                    10,694                 future performance.
7/31/2018          10,515                    10,723
8/31/2018          10,504                    10,730                 The returns shown do not reflect the
9/30/2018          10,483                    10,669                 deduction of taxes that a shareholder
10/31/2018         10,485                    10,617                 would pay on fund distributions or the
                                                                    redemption of fund shares.
          AVERAGE ANNUAL         ONE           SINCE
          TOTAL RETURN           YEAR        INCEPTION              Copyright 2018 S&P Dow Jones Indices
          ---------------------------------------------------       LLC, a division of S&P Global. All rights
                                -0.20%         1.41%                reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MN MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
JULY 25, 2017-OCTOBER 31, 2018

                                        [CHART]

                   DFA MN Municipal Bond     S&P Intermediate Term National
                         Portfolio           AMT-Free Municipal Bond Index
                  -----------------------   -------------------------------
7/25/2017                   $10,000                   $10,000
7/31/2017                     9,990                    10,000
8/31/2017                    10,030                    10,076
9/30/2017                     9,963                    10,036
10/31/2017                    9,972                    10,044
11/30/2017                    9,878                     9,976
12/31/2017                    9,914                    10,053
1/31/2018                     9,865                     9,969
2/28/2018                     9,851                     9,933
3/31/2018                     9,843                     9,957
4/30/2018                     9,810                     9,925
5/31/2018                     9,871                    10,022                  Past performance is not predictive of
6/30/2018                     9,889                    10,034                  future performance.
7/31/2018                     9,920                    10,067
8/31/2018                     9,918                    10,078                  The returns shown do not reflect the
9/30/2018                     9,876                    10,028                  deduction of taxes that a shareholder
10/31/2018                    9,856                     9,978                  would pay on fund distributions or the
                                                                               redemption of fund shares.
            AVERAGE ANNUAL           ONE             SINCE
            TOTAL RETURN             YEAR          INCEPTION                   Copyright 2018 S&P Dow Jones Indices
            ---------------------------------------------------------          LLC, a division of S&P Global. All rights
                                    -1.16%          -1.13%                     reserved.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short-term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                        OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                        ---------------- ---------------- ------
One-Month Treasury Bill (yield)........       0.99%            2.20%       1.21%
Ten-Year U.S. Treasury Notes (yield)...       2.38%            3.15%       0.77%

--------
Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DFA ONE-YEAR FIXED INCOME PORTFOLIO

   The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premium. The average maturity of the Portfolio decreased to 332 days as of October 31, 2018, from 343 days as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 1.22% for the Portfolio, 1.68% for the ICE BofAML U.S. 6-Month Treasury Bill Index, and 1.25% for the ICE BofAML 1-Year U.S. Treasury Note Index, the Portfolio's benchmarks. The U.S. Treasury yield curve remained upwardly sloped but continued to flatten, reducing expected capital appreciation opportunities during the period. The Portfolio shortened in duration but remained positioned toward the longer end of its eligible average duration range for the period. Interest rates increased across the eligible maturity range, resulting in negative realized term premiums for the period. As a result, the Portfolio's exposure to securities with maturities between one and two years detracted from performance relative to the ICE BofAML U.S. 6-Month Treasury Bill Index. The Portfolio's corporate securities and floating-rate notes contributed positively to performance relative to both government benchmarks.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

   The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio hedges substantially all of the currency exposure of its non-U.S. dollar-denominated securities. As of the date of this report, eligible countries for investment by the Portfolio include but are not limited to Australia, Canada, Denmark, certain countries in the Economic and Monetary Union of the European Union ("EMU"), Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. The average maturity of the Portfolio decreased to 1.50 years as of October 31, 2018, from 1.62 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.87% for the Portfolio and 1.32% for the FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD terms, the Portfolio's benchmark. During the period, yield curves in developed markets were generally upwardly sloped, indicting positive expected term premiums. Realized term premiums, however, were generally negative for U.S. dollar-denominated securities. As such, the Portfolio's overweight to U.S. dollar-denominated securities in the two- to three-year maturity range detracted from performance relative to the benchmark. The Portfolio's lack of exposure to Japanese yen- and euro-denominated government securities also detracted from relative performance, as those sovereign debt markets outperformed.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

   The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments maturing in five years or less. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. As of the date of this report, eligible countries for investment by the Portfolio include but are not limited to Australia, Canada, Denmark, certain countries in the Economic and Monetary Union of the European Union ("EMU"), Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable risk-adjusted expected returns. Maturity targets and country allocations are shifted as expected return premiums change. The Portfolio generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium for holding such bonds is relatively low. The average maturity of the Portfolio decreased to 2.80 years as of October 31, 2018, from 2.89 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 1.12% for the Portfolio and -0.92% for the FTSE World Government Bond Index 1-3 Years (unhedged) in USD terms, the Portfolio's benchmark. The Portfolio was positioned to capture term and credit premiums in primarily U.S. dollar-denominated securities. For a portion of the period, the Portfolio maintained exposure to the Australian dollar and New Zealand dollar to capture those currencies' higher expected returns. The U.S. dollar generally appreciated relative to foreign currencies during the period. As a result, the Portfolio's exposure to U.S. dollar- and New Zealand dollar-denominated securities, and lack of exposure to euro-denominated securities, contributed positively to performance relative to the benchmark.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

   The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. As of the date of this report, eligible countries for investment by the Portfolio include but are not limited to Australia, Canada, Denmark, certain countries in the Economic and Monetary Union of the European Union ("EMU"), Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. The average maturity of the Portfolio decreased to 3.83 years as of October 31, 2018, from 3.96 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.38% for the Portfolio and 0.72% for the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio's benchmark. During the period, yield curves in developed markets were generally upwardly sloped, indicting positive expected term premiums. Realized term premiums were positive for many euro-denominated markets, but negative in the U.S. The Portfolio's overweight to euro-denominated securities contributed positively to performance relative to the benchmark. Additionally, the Portfolio's lack of exposure to certain lower-quality government securities in countries such as Italy, which is included in the benchmark, contributed positively to relative performance. Conversely, the Portfolio's overweight to U.S. dollar-denominated securities in the three- to five-year maturity range, and underweight to Japanese yen-denominated securities detracted from relative performance.

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

   The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The average maturity of the Portfolio decreased to 9.75 years as of October 31, 2018, from 10.38 years as of October 31, 2017. The Portfolio primarily invests in securities that mature within 15 years and maintains an average portfolio maturity between three and 12 years. The Portfolio hedges substantially all of its foreign currency exposure.

   For the 12 months ended October 31, 2018, total returns were 2.42% for the Portfolio and 1.81% for the FTSE Non-USD World Government Bond Index, Currency-Hedged in USD terms, the Portfolio's benchmark. The Portfolio's higher weight in securities denominated in the British pound, Danish krone, euro, and Swedish krona contributed positively to performance relative to the benchmark. The Portfolio's lack of exposure to certain lower-quality government securities in countries such as Italy, which is included in the benchmark, also benefited relative performance.

DFA SHORT-TERM GOVERNMENT PORTFOLIO

   The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premium. The average maturity of the Portfolio decreased to 2.67 years as of October 31, 2018, from 2.89 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -0.60% for the Portfolio and -0.34% for the ICE BofAML 1-5 Year U.S. Treasury and Agency Index, the Portfolio's benchmark. Interest rates generally increased during the period, resulting in negative realized term premiums. The Portfolio's lower weight in securities in the one- to two-year maturity range and higher weight in securities in the three- to four-year maturity range detracted from performance relative to the benchmark.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

   The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The average maturity of the Portfolio decreased to 7.00 years as of October 31, 2018, from 7.20 years as of October 31, 2017. The Portfolio will ordinarily have an average weighted maturity between three and 10 years.

   For the 12 months ended October 31, 2018, total returns were -2.44% for the Portfolio and -1.92% for the Bloomberg Barclays U.S. Government Bond Index, the Portfolio's benchmark. Interest rates generally increased during the period, resulting in negative realized term premiums. The Portfolio's focus on the intermediate segment of the yield curve detracted from performance relative to the benchmark during a period in which realized term premiums were negative.

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

   The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within five years and maintains an average portfolio maturity and duration of three years or less. The Portfolio hedges substantially all of its foreign currency exposure. The average maturity of the Portfolio decreased to 2.62 years as of October 31, 2018, from 2.87 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.22% for the Portfolio and -0.23% for the ICE BofAML 1-5 Year U.S. Corporate & Government Index, the Portfolio's benchmark. For U.S. dollar-denominated securities, interest rates generally increased, resulting in negative realized term premiums for the period. Although credit spreads widened slightly, realized credit premiums were generally positive for short-term securities. As a result, the Portfolio's greater allocation to credit securities contributed positively to performance relative to the benchmark. The Portfolio's exposure to euro- and Swedish krona-denominated securities also contributed positively to relative performance during a period in which non-U.S. developed markets generally outperformed the U.S. market.

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

   The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and maintains average portfolio duration between three and 10 years. The Portfolio hedges substantially all of its foreign currency exposure. The average duration of the Portfolio decreased to 6.71 years as of October 31, 2018, from 7.01 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -3.53% for the Portfolio and -2.81% for the Bloomberg Barclays U.S. Credit Bond Index, the Portfolio's benchmark. Interest rates generally increased for U.S. dollar-denominated securities, resulting in negative realized term premiums for the period. Credit spreads generally widened, resulting in negative realized credit premiums for intermediate- and longer-term securities. As a result, the Portfolio's lower weight in shorter-term securities and emphasis on the intermediate portion of the yield curve detracted from performance relative to the benchmark. Conversely, the Portfolio's lack of exposure to securities with maturities longer than 15 years contributed positively to relative performance.

DFA TARGETED CREDIT PORTFOLIO

   The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB-rated securities that mature within five years. Non-U.S. dollar-denominated securities held by the Portfolio are currency-hedged. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The average maturity of the Portfolio decreased to 3.22 years as of October 31, 2018, from
3.69 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -0.18% for the Portfolio and 0.79% for the Bloomberg Barclays Global Aggregate Credit Index 1-5 Years (hedged to USD), the Portfolio's benchmark. The Portfolio's higher weight in three- to five-year U.S. dollar-denominated securities detracted from performance relative to the benchmark during a period in which realized term premiums were negative. The Portfolio's lower weight in euro- and British pound-denominated securities also detracted from relative performance during a period in which non-U.S. developed markets generally outperformed the U.S. market.

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

   The DFA Global Core Plus Fixed Income Portfolio seeks to maximize total returns by investing in a universe of U.S. and foreign fixed income securities. The Portfolio is managed with a view to capture expected credit premiums and expected term premiums. The Portfolio will increase or decrease investment exposure to lower-rated securities depending on the expected credit premiums. The Portfolio will also increase or decrease investment exposure to intermediate-term securities depending on expected term premiums. The average maturity of the Portfolio was 8.16 years as of October 31, 2018.

   From its inception on January 11, 2018, through October 31, 2018, total returns were -0.56% for the Portfolio and 0.20% for the Bloomberg Barclays Global Aggregate Bond Index (hedged to USD), the Portfolio's benchmark. Interest rates generally increased for U.S. dollar-denominated securities, resulting in negative realized term premiums. Credit spreads generally widened, also resulting in negative realized credit premiums. The Portfolio's lower weight in shorter-term securities and higher weight in BB-rated U.S. dollar-denominated securities in the intermediate segment of the yield curve detracted from performance relative to the benchmark during a period in which realized term and credit premiums were negative in the U.S.

DFA INVESTMENT GRADE PORTFOLIO

   The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The average duration of the Portfolio decreased to 5.81 years as of October 31, 2018, from 5.94 years as of October 31, 2017. The Portfolio's average sector allocation as of October 31, 2018, was approximately 54% in corporate securities and 46% in government securities.

   For the 12 months ended October 31, 2018, total returns were -2.38% for the Portfolio and -2.05% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio's benchmark. The Portfolio's focus on the intermediate segment of the yield curve detracted from performance relative to the benchmark during a period in which realized term premiums were negative. The Portfolio's lack of exposure to securitized bonds also detracted from relative performance.

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

   The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional ("Underlying Funds") in a universe of U.S. and foreign debt securities, including inflation-protected securities. The Underlying Funds may include the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio and/or other Underlying Funds. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years. The average maturity of the Portfolio decreased to 4.71 years as of October 31, 2018, from 5.00 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -1.05% for the Portfolio and -1.02% for the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Portfolio's benchmark. The Portfolio's exposure to short-term corporate securities and U.S. TIPS, and lower weight in intermediate-term government securities contributed positively to performance relative to the benchmark, while its inclusion of 10- to 15-year government securities detracted from relative performance during a period in which realized term premiums were negative.

DFA LTIP PORTFOLIO

   The DFA LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities longer than 10 years. The average maturity of the Portfolio increased to 28.11 years as of October 31, 2018, from 27.03 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -5.73% for the Portfolio and -4.93% for the FTSE U.S. Inflation-Linked Securities Index, 20+ Years, the Portfolio's benchmark. The Portfolio's longer duration detracted from performance relative to the benchmark during a period in which realized term premiums were negative in the U.S. TIPS market.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

   The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The average maturity of the Portfolio decreased to 8.12 years as of October 31, 2018, from
8.28 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -1.53% for the Portfolio and -1.24% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio's benchmark. The Portfolio's emphasis on the intermediate segment of the real yield curve detracted from performance relative to the benchmark during a period in which the intermediate segment underperformed the combination of the long and short ends of the real yield curve.

DFA SHORT-DURATION REAL RETURN PORTFOLIO

   The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, inflation-protected securities that mature within five years, and derivative instruments such as inflation swaps. The Portfolio maintains an average portfolio duration of three years or less. The average duration of the Portfolio remained unchanged at 2.86 years as of October 31, 2018, from October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.70% for the Portfolio and 0.11% for the Bloomberg Barclays U.S. TIPS 1-5 Years Index, the Portfolio's benchmark. The Portfolio's exposure to short-dated corporate securities and euro- and Swedish krona-denominated securities contributed positively to performance relative to the benchmark.

DFA MUNICIPAL REAL RETURN PORTFOLIO

   The DFA Municipal Real Return Portfolio seeks to provide inflation protection and current income by investing in a universe of investment grade municipal securities, including inflation-protected municipal securities, and in derivative instruments to provide inflation protection. The average duration of the Portfolio remained relatively unchanged at 4.81 years as of October 31, 2018, versus 4.82 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -0.86% for the Portfolio and -0.65% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's emphasis on the intermediate segment of the municipal yield curve detracted from performance relative to the benchmark, as the intermediate segment underperformed the combination of the long and short ends of the curve for the period. The Portfolio's lower weight in municipal securities rated single-A and BBB also detracted from relative performance during a period in which realized credit premiums within municipal securities were positive. The Portfolio's zero-coupon inflation swaps, designed for protection from unexpected inflation, contributed positively to relative performance. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

   The DFA California Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities, and in derivative instruments to provide inflation protection. The average duration of the Portfolio was 4.45 years as of October 31, 2018.

   From the Portfolio's inception on November 1, 2017, through October 31, 2018, total returns were -0.86% for the Portfolio and -0.53% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's emphasis on the intermediate segment of the municipal yield curve detracted from performance relative to the benchmark, as the intermediate segment underperformed the combination of the long and short ends of the curve for the period. The Portfolio's zero-coupon inflation swaps, designed for protection from unexpected inflation, contributed positively to relative performance. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

DFA MUNICIPAL BOND PORTFOLIO

   The DFA Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The average duration of the Portfolio decreased to 3.22 years as of October 31, 2018, from 3.27 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -0.84% for the Portfolio and -0.65% for S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's higher weight in shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years contributed positively to performance relative to the benchmark during a period in which realized term premiums were negative. The Portfolio's lower weight in municipal securities rated single-A and BBB detracted from relative performance during a period in which realized credit premiums within municipal securities were positive.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

   The DFA Short-Term Municipal Bond Portfolio seeks to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The investment strategy uses a variable maturity approach to determine where to invest cash flows. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio decreased to 1.08 years as of October 31, 2018, from 1.62 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.28% for the Portfolio and 0.37% for the ICE BofAML 1-3 Year U.S. Municipal Securities Index, the Portfolio's benchmark. The Portfolio's higher weight in shorter-term municipal securities contributed positively to performance relative to the benchmark during a period in which realized term premiums were negative. The Portfolio's lower weight in municipal securities rated single-A and BBB detracted from relative performance during a period in which realized credit premiums within municipal securities were positive.

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

   The DFA Intermediate-Term Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The average duration of the Portfolio decreased to 3.64 years as of October 31, 2018, from 3.78 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -1.08% for the Portfolio and -0.65% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's emphasis on intermediate-term securities detracted from performance relative to the benchmark, as the intermediate segment underperformed the combination of the long and short ends of the curve for the period. The Portfolio's lower weight in municipal securities rated single-A and BBB also detracted from relative performance during a period in which realized credit premiums within municipal securities were positive.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

   The DFA California Short-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average maturity of the Portfolio decreased to 1.24 years as of October 31, 2018, from 1.75 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.22% for the Portfolio and 0.28% for the ICE BofAML 1-3 Year California including Puerto Rico Municipal Securities Index, the Portfolio's benchmark. The Portfolio's allocation to three- to five-year municipal securities detracted from performance relative to the benchmark, while its allocation to the zero- to one-year maturity range contributed positively to relative performance during a period in which realized term premiums were negative.

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

   The DFA California Intermediate-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average duration of the Portfolio decreased to 3.49 years as of October 31, 2018, from 3.58 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -0.96% for the Portfolio and -0.56% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's lower weight in municipal securities in the zero- to one-year maturity range and focus on higher-quality short-term municipal securities detracted from performance relative to the benchmark.

DFA NY MUNICIPAL BOND PORTFOLIO

   The DFA NY Municipal Bond Portfolio seeks to provide current income that is exempt from both federal personal income taxes and New York state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of New York state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average maturity of the Portfolio decreased to 1.86 years as of October 31, 2018, from
2.52 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -0.20% for the Portfolio and -1.10% for the S&P Intermediate Term New York AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's higher weight in shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than eight years contributed positively to performance relative to the benchmark during a period in which realized term premiums were negative.

DFA MN MUNICIPAL BOND PORTFOLIO

   The DFA MN Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Minnesota state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Minnesota state or local governments and their agencies, instrumentalities and regional governmental authorities. The average maturity of the Portfolio decreased to 3.19 years as of October 31, 2018, from 4.22 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -1.16% for the Portfolio and -0.65% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. The Portfolio's emphasis on short- to intermediate-term

Minnesota securities detracted from performance relative to the S&P Intermediate-Term National AMT-Free Municipal Bond Index during a period when the national municipal bond market outperformed the Minnesota bond market.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                              BEGINNING  ENDING              EXPENSES
                                               ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                VALUE    VALUE     EXPENSE    DURING
                                              05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                              --------- --------- ---------- ---------
DFA ONE-YEAR FIXED INCOME PORTFOLIO
-----------------------------------
Actual Fund Return........................... $1,000.00 $1,010.10    0.17%     $0.86
Hypothetical 5% Annual Return................ $1,000.00 $1,024.35    0.17%     $0.87
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
------------------------------------------
Actual Fund Return........................... $1,000.00 $1,009.50    0.17%     $0.86
Hypothetical 5% Annual Return................ $1,000.00 $1,024.35    0.17%     $0.87

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                                      BEGINNING  ENDING              EXPENSES
                                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                        VALUE    VALUE     EXPENSE    DURING
                                                      05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                      --------- --------- ---------- ---------
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,010.50    0.17%     $0.86
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.35    0.17%     $0.87
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return................................... $1,000.00 $1,011.70    0.27%     $1.37
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.84    0.27%     $1.38
DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
---------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,019.50    0.19%     $0.97
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.25    0.19%     $0.97
DFA SHORT-TERM GOVERNMENT PORTFOLIO
-----------------------------------
Actual Fund Return................................... $1,000.00 $1,006.00    0.19%     $0.96
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.25    0.19%     $0.97
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
--------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,002.70    0.13%     $0.66
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.55    0.13%     $0.66
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
-----------------------------------------
Actual Fund Return................................... $1,000.00 $1,009.50    0.22%     $1.11
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.10    0.22%     $1.12
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
------------------------------------------------
Actual Fund Return................................... $1,000.00 $  999.40    0.22%     $1.11
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.10    0.22%     $1.12
DFA TARGETED CREDIT PORTFOLIO
-----------------------------
Actual Fund Return................................... $1,000.00 $1,010.60    0.20%     $1.01
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.20    0.20%     $1.02
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return................................... $1,000.00 $1,007.00    0.31%     $1.57
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.64    0.31%     $1.58
DFA INVESTMENT GRADE PORTFOLIO
------------------------------
Actual Fund Return................................... $1,000.00 $1,002.80    0.22%     $1.11
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.10    0.22%     $1.12
DFA DIVERSIFIED FIXED INCOME PORTFOLIO(2)
-----------------------------------------
Actual Fund Return................................... $1,000.00 $1,003.50    0.14%     $0.71
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.50    0.14%     $0.71

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                                           BEGINNING  ENDING              EXPENSES
                                                            ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                             VALUE    VALUE     EXPENSE    DURING
                                                           05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                           --------- --------- ---------- ---------
DFA LTIP PORTFOLIO
------------------
Actual Fund Return........................................ $1,000.00 $  925.80    0.15%     $0.73
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.45    0.15%     $0.77
DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return........................................ $1,000.00 $  988.70    0.12%     $0.60
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.60    0.12%     $0.61
DFA SHORT-DURATION REAL RETURN PORTFOLIO
----------------------------------------
Actual Fund Return........................................ $1,000.00 $1,005.10    0.23%     $1.16
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.05    0.23%     $1.17
DFA MUNICIPAL REAL RETURN PORTFOLIO
-----------------------------------
Actual Fund Return........................................ $1,000.00 $  997.50    0.21%     $1.06
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.15    0.21%     $1.07
DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
----------------------------------------------
Actual Fund Return........................................ $1,000.00 $  997.50    0.28%     $1.41
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.79    0.28%     $1.43
DFA MUNICIPAL BOND PORTFOLIO
----------------------------
Actual Fund Return........................................ $1,000.00 $1,005.30    0.22%     $1.11
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.10    0.22%     $1.12
DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------
Actual Fund Return........................................ $1,000.00 $1,005.60    0.21%     $1.06
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.15    0.21%     $1.07
DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
----------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,004.80    0.22%     $1.11
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.10    0.22%     $1.12
DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,006.40    0.21%     $1.06
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.15    0.21%     $1.07
DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,005.60    0.22%     $1.11
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.10    0.22%     $1.12
DFA NY MUNICIPAL BOND PORTFOLIO
-------------------------------
Actual Fund Return........................................ $1,000.00 $1,006.30    0.24%     $1.21
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.00    0.24%     $1.22

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                    BEGINNING  ENDING              EXPENSES
                                     ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                      VALUE    VALUE     EXPENSE    DURING
                                    05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                    --------- --------- ---------- ---------
   DFA MN MUNICIPAL BOND PORTFOLIO
   -------------------------------
   Actual Fund Return.............. $1,000.00 $1,004.70    0.31%     $1.57
   Hypothetical 5% Annual Return... $1,000.00 $1,023.64    0.31%     $1.58

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

   DFA ONE-YEAR FIXED INCOME PORTFOLIO
Corporate..........................  10.6%
Government.........................  22.5%
Foreign Corporate..................  26.5%
Foreign Government.................  29.8%
Supranational......................  10.6%
                                    -----
                                    100.0%

    DFA FIVE-YEAR GLOBAL FIXED INCOME
                PORTFOLIO
Corporate..........................  15.9%
Foreign Corporate..................  28.0%
Foreign Government.................  48.8%
Supranational......................   7.3%
                                    -----
                                    100.0%

    DFA INTERMEDIATE GOVERNMENT FIXED
            INCOME PORTFOLIO
Government......................... 100.0%
                                    -----
                                    100.0%

      DFA TARGETED CREDIT PORTFOLIO
Corporate..........................  65.5%
Foreign Corporate..................  32.2%
Foreign Government.................   2.3%
                                    -----
                                    100.0%

    DFA TWO-YEAR GLOBAL FIXED INCOME
                PORTFOLIO
Corporate..........................  12.0%
Government.........................   8.9%
Foreign Corporate..................  25.5%
Foreign Government.................  41.4%
Supranational......................  12.2%
                                    -----
                                    100.0%

   DFA WORLD EX U.S. GOVERNMENT FIXED
            INCOME PORTFOLIO
Government.........................   0.2%
Foreign Corporate..................   5.4%
Foreign Government.................  79.9%
Supranational......................  14.5%
                                    -----
                                    100.0%

     DFA SHORT-TERM EXTENDED QUALITY
                PORTFOLIO
Corporate..........................  43.4%
Foreign Corporate..................  28.8%
Foreign Government.................  23.9%
Supranational......................   3.9%
                                    -----
                                    100.0%

    DFA GLOBAL CORE PLUS FIXED INCOME
                PORTFOLIO
Corporate..........................  49.1%
Government.........................   2.2%
Foreign Corporate..................  31.3%
Foreign Government.................  12.9%
Supranational......................   4.5%
                                    -----
                                    100.0%

   DFA SELECTIVELY HEDGED GLOBAL FIXED
            INCOME PORTFOLIO
Corporate..........................  37.0%
Government.........................   7.5%
Foreign Corporate..................  27.3%
Foreign Government.................  22.9%
Supranational......................   5.3%
                                    -----
                                    100.0%

   DFA SHORT-TERM GOVERNMENT PORTFOLIO
Government......................... 100.0%
                                    -----
                                    100.0%

     DFA INTERMEDIATE-TERM EXTENDED
            QUALITY PORTFOLIO
Corporate..........................  75.8%
Government.........................   3.4%
Foreign Corporate..................  20.3%
Foreign Government.................   0.4%
Supranational......................   0.1%
                                    -----
                                    100.0%

     DFA INVESTMENT GRADE PORTFOLIO
Corporate..........................  44.1%
Government.........................  44.0%
Foreign Corporate..................  10.0%
Foreign Government.................   1.9%
                                    -----
                                    100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED


      DFA DIVERSIFIED FIXED INCOME
                PORTFOLIO
Government.........................  18.5%
Affiliated Investment Companies....  81.5%
                                    -----
                                    100.0%

DFA SHORT-DURATION REAL RETURN PORTFOLIO
Corporate..........................  44.8%
Government.........................   4.3%
Foreign Corporate..................  28.0%
Foreign Government.................  17.4%
Supranational......................   5.5%
                                    -----
                                    100.0%

      DFA MUNICIPAL BOND PORTFOLIO
Muni G.O. Local....................  49.7%
Muni G.O. State....................  23.2%
Muni Revenue.......................  19.9%
Muni Pre-Refunded..................   7.2%
                                    -----
                                    100.0%

   DFA CALIFORNIA SHORT-TERM MUNICIPAL
BOND PORTFOLIO
Muni G.O. Local....................  42.3%
Muni G.O. State....................  18.7%
Muni Revenue.......................  18.9%
Muni Pre-Refunded..................  20.1%
                                    -----
                                    100.0%

     DFA MN MUNICIPAL BOND PORTFOLIO
Muni G.O. Local....................  85.8%
Muni G.O. State....................   5.0%
Muni Revenue.......................   8.1%
Muni Pre-Refunded..................   1.1%
                                    -----
                                    100.0%

        DFA LTIP PORTFOLIO
Government......................... 100.0%
                                    -----
                                    100.0%

   DFA MUNICIPAL REAL RETURN PORTFOLIO
Muni G.O. Local....................  52.2%
Muni G.O. State....................  25.6%
Muni Revenue.......................  21.9%
Muni Pre-Refunded                     0.3%
                                    -----
                                    100.0%

 DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Muni G.O. Local....................  46.3%
Muni G.O. State....................  26.6%
Muni Revenue.......................  17.0%
Muni Pre-Refunded..................  10.1%
                                    -----
                                    100.0%

    DFA CALIFORNIA INTERMEDIATE-TERM
        MUNICIPAL BOND PORTFOLIO
Muni G.O. Local....................  46.6%
Muni G.O. State....................  20.0%
Muni Insured.......................   0.1%
Muni Revenue.......................  23.7%
Muni Pre-Refunded..................   9.6%
                                    -----
                                    100.0%

   DFA INFLATION-PROTECTED SECURITIES
PORTFOLIO
Government......................... 100.0%
                                    -----
                                    100.0%

  DFA CALIFORNIA MUNICIPAL REAL RETURN
PORTFOLIO
Muni G.O. Local....................  64.4%
Muni G.O. State....................  17.6%
Muni Revenue.......................  13.1%
Muni Pre-Refunded..................   4.9%
                                    -----
                                    100.0%

  DFA INTERMEDIATE-TERM MUNICIPAL BOND
PORTFOLIO
Muni G.O. Local....................  49.9%
Muni G.O. State....................  32.0%
Muni Insured.......................   0.3%
Muni Revenue.......................  16.6%
Muni Pre-Refunded..................   1.2%
                                    -----
                                    100.0%

     DFA NY MUNICIPAL BOND PORTFOLIO
Muni G.O. Local....................  51.4%
Muni G.O. State....................   0.7%
Muni Revenue.......................  32.2%
Muni Pre-Refunded..................  15.7%
                                    -----
                                    100.0%

                      DFA ONE-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
AGENCY OBLIGATIONS -- (5.1%)
Federal Home Loan Bank
      2.000%, 09/13/19..................................    74,000 $ 73,546,158
      1.500%, 10/21/19..................................    48,000   47,419,344
      1.375%, 11/15/19..................................     7,500    7,393,980
      2.125%, 02/11/20..................................    34,500   34,197,814
      1.875%, 03/13/20..................................    10,000    9,874,330
      4.125%, 03/13/20..................................    80,000   81,351,760
      2.375%, 03/30/20..................................    10,000    9,936,770
Federal Home Loan Banks
      2.625%, 05/28/20..................................    30,000   29,894,010
Federal Home Loan Mortgage Corp.
      1.250%, 10/02/19..................................   103,600  102,216,215
Federal National Mortgage Association
      1.000%, 10/24/19..................................    20,000   19,661,800
                                                                   ------------
TOTAL AGENCY OBLIGATIONS................................            415,492,181
                                                                   ------------
BONDS -- (69.7%)
African Development Bank
      1.125%, 09/20/19..................................    19,000   18,716,202
      1.375%, 02/12/20..................................    25,438   24,947,657
      1.875%, 03/16/20..................................    26,600   26,218,822
Agence Francaise de Developpement
      1.375%, 08/02/19..................................    15,600   15,423,907
      1.625%, 01/21/20..................................    30,930   30,394,169
ANZ New Zealand International Ltd.
#W    2.250%, 02/01/19..................................     3,905    3,897,837
W     2.600%, 09/23/19..................................    22,849   22,734,406
#     2.600%, 09/23/19..................................    11,984   11,923,897
Apple, Inc.
#     1.500%, 09/12/19..................................   102,300  101,111,819
      1.800%, 11/13/19..................................    55,641   55,046,996
      1.900%, 02/07/20..................................     5,413    5,344,835
Apple, Inc., 3M USD LIBOR + 0.250%, FRN
#(r)  2.592%, 02/07/20..................................     7,000    7,016,476
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 0.080%,
  FRN
(r)   2.423%, 02/08/19..................................    29,550   29,556,260
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 0.300%,
  FRN
(r)   2.641%, 05/06/19..................................    15,600   15,621,808
Asian Development Bank
      1.625%, 05/05/20..................................    16,500   16,179,098

                                                         FACE
                                                        AMOUNT^   VALUE+
                                                        ------- -----------
                                                         (000)
                                                        -------
       1.625%, 08/26/20..............................    4,091  $ 3,993,429
Australia & New Zealand Banking Group, Ltd.
#      2.000%, 11/16/18..............................   12,359   12,356,083
       2.250%, 06/13/19..............................    4,150    4,132,300
#      1.600%, 07/15/19..............................    9,250    9,160,034
#W     2.250%, 12/19/19..............................   60,000   59,441,812
Australia & New Zealand Banking Group, Ltd.,
  Floating Rate Note, 3M USD LIBOR + 0.660%, FRN
#(r)W  3.027%, 09/23/19..............................    3,145    3,160,301
Australia & New Zealand Banking Group, Ltd.,
  Floating Rate Note, 3M USD LIBOR + 0.750%, FRN
(r)W   3.065%, 11/16/18..............................   45,630   45,644,199
Bank Nederlandse Gemeenten NV
       1.500%, 02/15/19..............................   20,600   20,535,254
Bank of Montreal
#      2.100%, 06/15/20..............................    7,500    7,368,010
#      3.100%, 07/13/20..............................    4,000    3,994,774
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)    2.774%, 06/15/20..............................   25,000   25,102,435
Berkshire Hathaway Finance Corp., Floating Rate
  Note, 3M USD LIBOR + 0.250%, FRN
#(r)   2.671%, 01/11/19..............................    5,900    5,901,721
Berkshire Hathaway Finance Corp., Floating Rate
  Note, 3M USD LIBOR + 0.260%, FRN
(r)    2.574%, 08/15/19..............................   11,030   11,047,301
Berkshire Hathaway Finance Corp., Floating Rate
  Note, 3M USD LIBOR + 0.690%, FRN
#(r)   3.024%, 03/15/19..............................    7,000    7,016,868
BNG Bank NV
       1.875%, 06/11/19..............................   64,646   64,298,916
       1.750%, 10/30/19..............................   42,880   42,406,176
#W     1.750%, 10/30/19..............................    7,500    7,417,125
       1.625%, 11/25/19..............................   17,750   17,511,795
#W     2.500%, 02/28/20..............................   26,000   25,837,474
       2.500%, 02/28/20..............................   49,108   48,801,026

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
      1.750%, 10/05/20...................................   11,500  $11,221,642
Caisse d'Amortissement de la Dette Sociale
W     1.500%, 01/28/19...................................   18,200   18,151,224
      1.500%, 01/28/19...................................   29,512   29,435,977
#W    1.750%, 09/24/19...................................    8,000    7,920,320
      1.750%, 09/24/19...................................   41,830   41,413,373
      1.875%, 01/13/20...................................   57,100   56,368,549
      2.000%, 04/17/20...................................    4,000    3,941,504
      1.875%, 07/28/20...................................   63,300   61,990,323
Chevron Corp.
      1.790%, 11/16/18...................................    9,140    9,137,553
      1.561%, 05/16/19...................................   19,242   19,092,682
      1.991%, 03/03/20...................................    9,500    9,368,631
Chevron Corp., Floating Rate Note, 3M USD LIBOR +
  0.090%, FRN
(r)   2.401%, 02/28/19...................................   15,350   15,353,562
Chevron Corp., Floating Rate Note, 3M USD LIBOR +
  0.410%, FRN
#(r)  2.724%, 11/15/19...................................    6,950    6,983,280
Chevron Corp., Floating Rate Note, 3M USD LIBOR +
  0.510%, FRN
(r)   2.825%, 11/16/18...................................    5,000    5,000,986
Cisco Systems, Inc.
#     2.125%, 03/01/19...................................   11,680   11,659,784
      1.400%, 09/20/19...................................   23,787   23,494,665
      4.450%, 01/15/20...................................    8,329    8,469,393
Commonwealth Bank of Australia
      1.750%, 11/02/18...................................    3,200    3,200,000
      2.250%, 03/13/19...................................    7,400    7,387,799
      2.300%, 09/06/19...................................   13,969   13,880,133
Commonwealth Bank of Australia, Floating Rate Note, 3M
  USD LIBOR + 0.550%, FRN
(r)   2.873%, 09/06/19...................................   13,094   13,135,553
Commonwealth Bank of Australia, Floating Rate Note, 3M
  USD LIBOR + 0.640%, FRN
(r)   2.983%, 11/07/19...................................    4,819    4,842,198
Commonwealth Bank of Australia, Floating Rate Note, 3M
  USD LIBOR + 0.790%, FRN
(r)W  3.139%, 11/02/18...................................   20,325   20,325,000

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
Commonwealth Bank of Australia, Floating Rate Note, 3M
  USD LIBOR + 1.060%, FRN
(r)   3.394%, 03/15/19...................................   25,115  $25,199,251
Cooperatieve Rabobank UA
#     2.250%, 01/14/19...................................   31,738   31,714,549
#     1.375%, 08/09/19...................................   43,920   43,345,502
#     2.250%, 01/14/20...................................   16,470   16,291,844
#     4.750%, 01/15/20...................................    9,332    9,505,482
W     4.750%, 01/15/20...................................    6,750    6,875,482
Cooperatieve Rabobank UA, Floating Rate Note, 3M USD LIBOR +
  0.510%, FRN
(r)   2.852%, 08/09/19...................................    3,419    3,429,595
Council Of Europe Development Bank
      1.500%, 05/17/19...................................   46,200   45,899,562
      1.750%, 11/14/19...................................    4,280    4,232,055
#     1.875%, 01/27/20...................................   29,349   28,976,020
#     1.625%, 03/10/20...................................   28,132   27,637,314
CPPIB Capital, Inc.
W     1.250%, 09/20/19...................................    4,850    4,783,448
CPPIB Capital, Inc., Floating Rate Note, 3M USD LIBOR +
  0.300%, FRN
(r)W  2.466%, 10/16/20...................................   50,000   49,995,450
Dexia Credit Local SA
      2.250%, 01/30/19...................................    9,706    9,696,013
#     1.875%, 01/29/20...................................   10,000    9,858,114
Equinor ASA
#     2.250%, 11/08/19...................................   27,060   26,839,156
Erste Abwicklungsanstalt
      1.375%, 10/30/19...................................   19,000   18,700,788
      2.500%, 03/13/20...................................   15,200   15,085,194
EUROFIMA
      1.750%, 05/29/20...................................   14,900   14,595,772
European Bank for Reconstruction & Development
      1.750%, 11/26/19...................................   21,051   20,807,840
      1.625%, 05/05/20...................................   14,445   14,161,892
#     1.125%, 08/24/20...................................    4,872    4,711,175
European Investment Bank
      1.250%, 05/15/19...................................    4,200    4,170,012
#     1.125%, 08/15/19...................................   32,000   31,590,400
      1.250%, 12/16/19...................................   18,000   17,673,126
#     1.625%, 03/16/20...................................   65,651   64,504,947
#     1.750%, 05/15/20...................................   96,800   95,049,871
#     1.375%, 06/15/20...................................   20,300   19,794,680
      1.625%, 08/14/20...................................    5,000    4,882,128
Export Development Canada
#     1.750%, 08/19/19...................................   99,550   98,756,426

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                          FACE
                                                                         AMOUNT^    VALUE+
                                                                         ------- ------------
                                                                          (000)
                                                                         -------
#    1.000%, 09/13/19.................................................    23,335 $ 22,974,901
#W   2.300%, 02/10/20.................................................    85,250   84,545,410
#    1.750%, 07/21/20.................................................    10,000    9,788,750
Finland Government International Bond
     1.750%, 09/10/19.................................................     6,300    6,242,960
FMS Wertmanagement
     1.500%, 08/09/19.................................................     5,000    4,949,300
     1.000%, 08/16/19.................................................   123,000  121,268,907
#    1.750%, 01/24/20.................................................    29,500   29,090,126
     2.250%, 02/03/20.................................................    22,400   22,218,560
#    1.750%, 03/17/20.................................................     6,500    6,395,651
     1.750%, 05/15/20.................................................     8,200    8,048,931
Inter-American Development Bank
     1.125%, 09/12/19.................................................    21,247   20,951,773
     1.750%, 10/15/19.................................................     9,500    9,400,639
     1.625%, 05/12/20.................................................    23,629   23,171,401
     1.875%, 06/16/20.................................................    59,685   58,660,626
Inter-American Development Bank, Floating Rate Note, 1M USD LIBOR +
  0.040%, FRN
(r)  2.334%, 11/26/18.................................................     5,051    5,050,816
International Bank for Reconstruction & Development
     0.875%, 08/15/19.................................................    18,000   17,736,570
     1.875%, 10/07/19.................................................    49,532   49,096,317
     1.875%, 04/21/20.................................................    21,108   20,792,731
     1.625%, 09/04/20.................................................    35,104   34,268,841
International Finance Corp.
     1.625%, 07/16/20.................................................     7,500    7,331,003
Kommunalbanken A.S.
     2.125%, 03/15/19.................................................    62,140   62,018,703
     1.750%, 05/28/19.................................................    42,700   42,464,552
     1.500%, 09/09/19.................................................     5,000    4,943,430
     1.500%, 10/22/19.................................................    34,768   34,311,705
     1.625%, 01/15/20.................................................    32,140   31,647,294
#W   2.500%, 04/17/20.................................................     7,028    6,981,836
     2.500%, 04/17/20.................................................    25,396   25,228,386
     1.750%, 09/15/20.................................................    15,398   15,040,705
     1.375%, 10/26/20.................................................     6,000    5,808,780
Kommunekredit
     1.125%, 08/23/19.................................................    63,700   62,826,036
     1.625%, 06/12/20.................................................    19,691   19,263,902
Kommuninvest I Sverige AB
     1.125%, 09/17/19.................................................    17,200   16,941,708
     2.000%, 11/12/19.................................................    17,950   17,789,024
     1.750%, 03/19/20.................................................    38,544   37,911,801
     1.625%, 09/01/20.................................................     1,000      974,889
W    1.625%, 09/01/20.................................................    13,840   13,491,005

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
Kreditanstalt fuer Wiederaufbau
#     1.250%, 09/30/19.................................................   63,000  $62,103,662
      4.000%, 01/27/20.................................................    4,100    4,154,306
      1.750%, 03/31/20.................................................   15,000   14,754,675
      1.500%, 04/20/20.................................................   62,500   61,203,940
      1.625%, 05/29/20.................................................   29,085   28,484,638
#     1.875%, 06/30/20.................................................   19,500   19,152,466
#     2.750%, 07/15/20.................................................   14,500   14,440,888
Municipality Finance P.L.C.
      1.250%, 04/18/19.................................................   20,150   20,015,317
      1.750%, 05/21/19.................................................   24,350   24,221,822
      1.500%, 03/23/20.................................................   12,567   12,313,901
National Australia Bank, Ltd.
#     2.000%, 01/14/19.................................................    4,500    4,493,139
#W    2.250%, 07/01/19.................................................   12,000   11,944,211
      1.375%, 07/12/19.................................................   70,400   69,651,937
      2.250%, 01/10/20.................................................    8,700    8,606,156
National Australia Bank, Ltd., Floating Rate Note, 3M USD LIBOR +
  0.240%, FRN
(r)W  2.730%, 07/25/19.................................................   50,000   50,020,872
(r)W  2.557%, 08/29/19.................................................   41,600   41,631,681
National Australia Bank, Ltd., Floating Rate Note, 3M USD LIBOR +
0.590%, FRN
(r)W  3.004%, 01/10/20.................................................   16,080   16,155,274
National Australia Bank, Ltd., Floating Rate Note, 3M USD LIBOR +
0.780%, FRN
(r)   3.216%, 01/14/19.................................................    2,500    2,503,240
Nederlandse Waterschapsbank NV
W     1.500%, 01/23/19.................................................   27,950   27,882,920
      1.875%, 03/13/19.................................................   67,703   67,510,859
      1.750%, 09/05/19.................................................   40,400   40,027,108
W     1.750%, 09/05/19.................................................   16,000   15,852,320
W     1.250%, 09/09/19.................................................    6,050    5,969,112
      1.250%, 09/09/19.................................................    6,850    6,758,416
      1.625%, 03/04/20.................................................   15,750   15,471,823
Nestle Holdings, Inc.
      2.125%, 01/14/20.................................................   13,703   13,563,627
Nordea Bank Abp
      2.375%, 04/04/19.................................................    3,969    3,961,336
Nordic Investment Bank
      2.500%, 04/28/20.................................................   41,650   41,382,708
Novartis Capital Corp.
#     1.800%, 02/14/20.................................................    6,551    6,452,809
NRW Bank
      1.875%, 07/01/19.................................................   16,907   16,798,795
      1.250%, 07/29/19.................................................   11,734   11,596,689

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
      2.000%, 09/23/19.................................................   14,600  $14,483,083
      1.875%, 01/27/20.................................................   14,333   14,137,211
Oesterreichische Kontrollbank AG
      1.625%, 03/12/19.................................................    3,000    2,988,651
      1.125%, 04/26/19.................................................   41,526   41,206,663
#     1.750%, 01/24/20.................................................   56,352   55,559,680
#     1.375%, 02/10/20.................................................   56,482   55,360,480
Oracle Corp., Floating Rate Note, 3M USD LIBOR + 0.580%, FRN
(r)   3.016%, 01/15/19.................................................    1,000    1,001,055
Pfizer, Inc.
#     2.100%, 05/15/19.................................................   17,442   17,380,173
Procter & Gamble Co. (The)
#     1.750%, 10/25/19.................................................    3,866    3,821,942
Province of Alberta Canada
      1.900%, 12/06/19.................................................   61,000   60,315,824
Province of Manitoba Canada
#     1.750%, 05/30/19.................................................   24,440   24,293,524
Province of Ontario Canada
      2.000%, 01/30/19.................................................   23,297   23,264,237
#     1.250%, 06/17/19.................................................   39,780   39,402,603
#     1.650%, 09/27/19.................................................   10,500   10,380,405
#     4.000%, 10/07/19.................................................   16,209   16,368,975
      4.400%, 04/14/20.................................................   50,499   51,448,042
      1.875%, 05/21/20.................................................   18,800   18,462,159
Province of Quebec Canada
      3.500%, 07/29/20.................................................    5,993    6,036,074
Province of Quebec Canada, Floating Rate Note, 3M USD LIBOR + 0.280%,
  FRN
(r)   2.749%, 07/21/19.................................................   80,786   80,939,074
Roche Holdings, Inc., Floating Rate Note, 3M USD LIBOR + 0.340%, FRN
(r)W  2.726%, 09/30/19.................................................   54,140   54,253,275
Royal Bank of Canada
#     1.625%, 04/15/19.................................................   15,252   15,171,931
#     1.500%, 07/29/19.................................................   31,042   30,706,444
#     2.125%, 03/02/20.................................................   77,755   76,723,648
#     2.150%, 03/06/20.................................................   51,922   51,269,666
      2.150%, 10/26/20.................................................   32,000   31,282,233
Royal Bank of Canada, Floating Rate Note, 3M USD LIBOR + 0.450%, FRN
(r)   2.864%, 01/10/19.................................................    2,400    2,401,298
Shell International Finance BV
#     1.625%, 11/10/18.................................................   21,970   21,960,625
      1.375%, 05/10/19.................................................   11,990   11,897,652
#     1.375%, 09/12/19.................................................   43,105   42,555,648
      4.300%, 09/22/19.................................................    6,987    7,071,126

                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- -----------
                                                                          (000)
                                                                         -------
     4.375%, 03/25/20.................................................    8,110  $ 8,253,790
#    2.125%, 05/11/20.................................................   38,606   38,085,239
Shell International Finance BV, Floating Rate Note, 3M USD LIBOR +
  0.350%, FRN
(r)  2.684%, 09/12/19.................................................   17,870   17,915,211
Shell International Finance BV, Floating Rate Note, 3M USD LIBOR +
  0.580%, FRN
(r)  2.921%, 11/10/18.................................................   21,560   21,563,049
State of North Rhine-Westphalia Germany
     1.875%, 06/17/19.................................................   16,500   16,406,082
     1.625%, 07/25/19.................................................   17,200   17,047,350
     1.250%, 09/16/19.................................................   12,000   11,829,648
     1.625%, 01/22/20.................................................   55,400   54,505,290
State of North Rhine-Westphalia Germany, Floating Rate Note, 3M USD
  LIBOR + 0.170%, FRN
(r)  2.480%, 11/23/18.................................................   48,200   48,205,784
Svensk Exportkredit AB
     1.250%, 04/12/19.................................................    6,500    6,460,230
     1.875%, 06/17/19.................................................   43,600   43,360,761
     1.125%, 08/28/19.................................................    5,000    4,931,050
     1.750%, 05/18/20.................................................    4,150    4,068,744
     1.875%, 06/23/20.................................................    9,257    9,081,252
     1.750%, 08/28/20.................................................   25,800   25,199,500
#    2.750%, 10/07/20.................................................   17,422   17,316,074
Svenska Handelsbanken AB
#    2.500%, 01/25/19.................................................   33,223   33,203,731
     2.250%, 06/17/19.................................................   19,710   19,611,632
#    1.500%, 09/06/19.................................................    2,109    2,081,917
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR + 0.490%,
  FRN
(r)  2.824%, 06/17/19.................................................    1,580    1,583,395
(r)  2.813%, 09/06/19.................................................    9,086    9,108,529
Swedbank AB
W    2.375%, 02/27/19.................................................    9,000    8,983,476
Toronto-Dominion Bank (The)
     1.950%, 01/22/19.................................................   17,548   17,519,247
#    2.125%, 07/02/19.................................................    5,515    5,487,107
     1.450%, 08/13/19.................................................    3,773    3,730,408
     1.900%, 10/24/19.................................................   90,974   89,968,272
     2.250%, 11/05/19.................................................   18,746   18,596,789
     3.000%, 06/11/20.................................................   31,103   31,009,712

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.260%, FRN
(r)   2.594%, 09/17/20.................................................   10,000  $10,012,600
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.280%, FRN
(r)   2.611%, 06/11/20.................................................   12,000   12,014,724
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR +
  0.150%, FRN
(r)   2.638%, 10/24/19.................................................    2,090    2,091,705
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR +
  0.650%, FRN
(r)   2.988%, 08/13/19.................................................    9,500    9,540,698
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR +
  0.840%, FRN
(r)   3.309%, 01/22/19.................................................    5,000    5,008,908
Total Capital International SA, Floating Rate Note, 3M USD LIBOR +
  0.350%, FRN
(r)   2.689%, 06/19/19.................................................    4,633    4,638,586
Total Capital SA
#     4.450%, 06/24/20.................................................    4,490    4,575,019
Toyota Motor Credit Corp.
#     1.700%, 01/09/19.................................................   34,001   33,947,715
#     2.100%, 01/17/19.................................................    6,561    6,555,812
#     1.700%, 02/19/19.................................................    8,868    8,836,763
      1.400%, 05/20/19.................................................   29,561   29,335,922
      2.125%, 07/18/19.................................................    2,613    2,600,388
#     2.200%, 01/10/20.................................................   36,621   36,288,997
      2.150%, 03/12/20.................................................   17,891   17,693,076
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.140%,
  FRN
#(r)  2.459%, 11/14/19.................................................   10,000   10,000,256
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.260%,
  FRN
(r)   2.668%, 01/09/19.................................................   22,158   22,162,822

                                                                           FACE
                                                                          AMOUNT^     VALUE+
                                                                          ------- --------------
                                                                           (000)
                                                                          -------
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.390%,
  FRN
(r)   2.839%, 01/17/19.................................................    14,300 $   14,309,535
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.820%,
  FRN
#(r)  3.142%, 02/19/19.................................................     7,347      7,365,033
USAA Capital Corp., Floating Rate Note, 3M USD LIBOR + 0.230%, FRN
(r)W  2.771%, 02/01/19.................................................    42,955     42,978,400
Walmart, Inc.
      1.750%, 10/09/19.................................................     9,000      8,904,359
      2.850%, 06/23/20.................................................    59,391     59,296,662
Walmart, Inc., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
#(r)  2.406%, 06/23/20.................................................    37,500     37,515,069
Westpac Banking Corp.
      1.950%, 11/23/18.................................................    17,521     17,513,116
      2.250%, 01/17/19.................................................    79,463     79,384,164
      1.600%, 08/19/19.................................................    16,970     16,783,372
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.230%, FRN
(r)W  2.542%, 04/26/19.................................................    21,000     21,013,118
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.710%, FRN
(r)   3.048%, 05/13/19.................................................     5,500      5,515,948
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.740%, FRN
(r)   3.050%, 11/23/18.................................................    22,189     22,197,740
                                                                                  --------------
TOTAL BONDS                                                                        5,693,844,234
                                                                                  --------------
U.S. TREASURY OBLIGATIONS -- (15.2%)
U.S. Treasury Notes
      1.250%, 10/31/19.................................................    25,000     24,645,508
      1.875%, 12/31/19.................................................    80,000     79,200,000
      1.375%, 01/15/20.................................................    15,000     14,753,906
      1.250%, 01/31/20.................................................    35,000     34,347,852
      1.375%, 02/15/20.................................................   157,000    154,191,173
      1.250%, 02/29/20.................................................    50,000     48,996,094
      1.375%, 02/29/20.................................................    43,000     42,200,469
      1.625%, 03/15/20.................................................   215,000    211,598,633

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
                                                         -------
      1.125%, 03/31/20..................................  50,000 $   48,835,938
      1.375%, 03/31/20.................................. 180,000    176,400,000
      2.250%, 03/31/20.................................. 110,000    109,136,328
      1.500%, 04/15/20.................................. 280,000    274,739,063
      1.125%, 04/30/20..................................  25,000     24,376,953
                                                                 --------------
 TOTAL U.S. TREASURY OBLIGATIONS........................          1,243,421,917
                                                                 --------------
 TOTAL INVESTMENT SECURITIES............................          7,352,758,332
                                                                 --------------

 CERTIFICATES OF DEPOSIT -- (6.0%)
      Bank of Montreal 2.513%, 03/06/20.................  88,000     87,987,918
 (r)  Bank of Nova Scotia 2.691%, 02/28/19..............  75,000     75,083,573
 Nordea Bank AB
 (r)  2.657%, 03/07/19.................................. 100,000    100,092,435
 (r)  2.793%, 11/07/18..................................  20,000     20,001,780
 (r)  Nordea Bank Abp 2.694%, 04/10/19..................  37,000     37,030,583
 Svenska Handelsbanken
      2.738%, 02/12/19.................................. 149,500    149,646,785
 (r)  2.689%, 01/22/20..................................  23,200     23,199,928
                                                                 --------------
 TOTAL CERTIFICATES OF DEPOSIT..........................            493,043,002
                                                                 --------------
 COMMERCIAL PAPER -- (1.0%)
      Nestle Finance International Ltd.
        2.167%, 11/16/18................................  15,000     14,985,253

                                                        FACE
                                                       AMOUNT^       VALUE+
                                                      ---------- --------------
                                                        (000)
                                                      ----------
(r)   Oversea-Chinese
      Banking Corp., Ltd. 2.559%, 11/05/18...........     20,000 $   20,000,880
W     PSP Capital, Inc. 2.151%, 11/05/18.............     19,500     19,494,001
(r)W  Toronto-Dominion Bank (The) 2.654%, 05/10/19...     30,000     30,028,680
                                                                 --------------
TOTAL COMMERCIAL PAPER...............................                84,508,814
                                                                 --------------
                                                       SHARES
                                                      ----------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government
        Money Market Fund 2.090%..................... 65,068,909     65,068,909
                                                                 --------------
SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)  DFA Short Term Investment Fund................. 15,330,495    177,373,826
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,205,173,382)..............................            $8,172,752,883
                                                                 ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                               ----------- -------------- ------- --------------
Agency Obligations............          -- $  415,492,181   --    $  415,492,181
Bonds.........................          --  5,693,844,234   --     5,693,844,234
U.S. Treasury Obligations.....          --  1,243,421,917   --     1,243,421,917
Certificates of Deposit.......          --    493,043,002   --       493,043,002
Commercial Paper..............          --     84,508,814   --        84,508,814
Temporary Cash Investments.... $65,068,909             --   --        65,068,909
Securities Lending Collateral.          --    177,373,826   --       177,373,826
                               ----------- --------------   --    --------------
TOTAL......................... $65,068,909 $8,107,683,974   --    $8,172,752,883
                               =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                               FACE
                                                              AMOUNT^    VALUE+
                                                              ------- ------------
                                                               (000)
BONDS -- (89.8%)
AUSTRALIA -- (5.9%)
ANZ New Zealand International Ltd.
    2.600%, 09/23/19...................................        4,823  $  4,798,811
W   2.600%, 09/23/19...................................          750       746,239
Australia & New Zealand Banking Group, Ltd.
    2.250%, 06/13/19...................................       42,343    42,162,407
    1.600%, 07/15/19...................................        8,565     8,481,696
    2.050%, 09/23/19...................................        1,168     1,157,783
W   2.250%, 12/19/19...................................       12,000    11,888,362
#   2.250%, 11/09/20...................................       16,895    16,512,133
Commonwealth Bank of Australia
    2.300%, 09/06/19...................................       11,019    10,948,900
    5.000%, 10/15/19...................................       12,500    12,719,088
W   2.250%, 03/10/20...................................       10,000     9,862,100
W   2.050%, 09/18/20...................................       41,500    40,455,365
#   2.400%, 11/02/20...................................       25,800    25,271,665
National Australia Bank, Ltd.
W   2.250%, 07/01/19...................................       18,482    18,396,076
    2.250%, 07/01/19...................................       18,070    17,985,992
    1.375%, 07/12/19...................................       36,269    35,883,609
W   2.400%, 12/09/19...................................        2,492     2,470,817
#   2.250%, 01/10/20...................................        4,300     4,253,617
    2.125%, 05/22/20...................................       14,706    14,450,557
    2.625%, 07/23/20...................................        6,100     6,024,400
#   2.500%, 01/12/21...................................       10,000     9,785,310
Westpac Banking Corp.
    2.250%, 01/17/19...................................       15,344    15,328,777
    1.600%, 08/19/19...................................        4,975     4,920,287
#   2.150%, 03/06/20...................................        5,000     4,928,050
    2.300%, 05/26/20...................................       10,000     9,840,550
                                                                      ------------
TOTAL AUSTRALIA........................................                329,272,591
                                                                      ------------
AUSTRIA -- (2.7%)
Oesterreichische Kontrollbank AG
    1.750%, 01/24/20...................................       83,158    81,988,783
    1.375%, 02/10/20...................................       55,318    54,219,593
    1.875%, 01/20/21...................................       15,860    15,449,343
                                                                      ------------
TOTAL AUSTRIA..........................................                151,657,719
                                                                      ------------
BELGIUM -- (0.3%)
Dexia Credit Local SA
    1.875%, 01/29/20...................................       14,674    14,465,797
                                                                      ------------
CANADA -- (19.8%)
Bank of Montreal
    2.100%, 12/12/19...................................        6,015     5,948,573

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
CANADA -- (Continued)
    2.100%, 06/15/20...................................       3,000 $  2,947,204
    1.880%, 03/31/21................................... CAD   8,000    5,925,086
#   1.900%, 08/27/21...................................       5,000    4,792,998
Bank of Nova Scotia (The)
#   2.350%, 10/21/20...................................       6,905    6,790,915
Canada Housing Trust No 1
W   3.750%, 03/15/20................................... CAD 115,000   89,037,753
W   1.200%, 06/15/20................................... CAD  18,500   13,795,636
W   1.450%, 06/15/20................................... CAD  30,000   22,461,089
W   1.250%, 12/15/20................................... CAD  15,000   11,112,614
Canadian Government Bond
    1.750%, 05/01/20................................... CAD 142,000  107,035,284
    3.500%, 06/01/20................................... CAD  15,000   11,609,290
CPPIB Capital, Inc.
    1.400%, 06/04/20................................... CAD  37,500   28,021,668
Export Development Canada
W   2.300%, 02/10/20...................................      10,000    9,917,350
    1.750%, 07/21/20...................................       9,895    9,685,968
Province of Alberta Canada
#   1.900%, 12/06/19...................................       8,700    8,602,421
    1.250%, 06/01/20................................... CAD  88,500   66,004,079
    1.750%, 08/26/20...................................      15,800   15,418,351
W   1.750%, 08/26/20...................................      15,000   14,636,625
    1.350%, 09/01/21................................... CAD  10,000    7,332,675
Province of British Columbia Canada
    3.700%, 12/18/20................................... CAD  69,500   54,113,335
Province of Manitoba Canada
    2.050%, 11/30/20...................................       9,000    8,802,270
Province of Ontario Canada
    4.200%, 06/02/20................................... CAD 132,500  103,394,185
    2.550%, 02/12/21...................................      15,000   14,791,354
    4.000%, 06/02/21................................... CAD  50,000   39,289,377
Province of Quebec Canada
    4.500%, 12/01/19................................... CAD  16,000   12,441,095
    3.500%, 07/29/20...................................       4,500    4,532,344
    4.500%, 12/01/20................................... CAD 139,000  109,862,213
Royal Bank of Canada
    2.980%, 05/07/19................................... CAD   4,500    3,430,316
    2.125%, 03/02/20...................................      55,000   54,270,473
#   2.150%, 03/06/20...................................      18,715   18,479,870
    1.920%, 07/17/20................................... CAD  49,000   36,656,668
    2.150%, 10/26/20...................................       6,508    6,362,024
    2.500%, 01/19/21...................................      12,831   12,595,399
    2.860%, 03/04/21................................... CAD   7,000    5,303,878
    2.030%, 03/15/21................................... CAD  30,000   22,306,126
Toronto-Dominion Bank (The)
    1.900%, 10/24/19...................................      24,675   24,402,215
    2.250%, 11/05/19...................................      18,638   18,489,648
    1.693%, 04/02/20................................... CAD  57,000   42,650,522
    3.000%, 06/11/20...................................       3,000    2,991,002
    2.563%, 06/24/20................................... CAD  78,000   59,000,813

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
CANADA -- (Continued)
    2.550%, 01/25/21................................       5,000 $    4,919,172
    3.250%, 06/11/21................................       5,000      4,983,306
Toyota Credit Canada, Inc.
    2.480%, 11/19/19................................ CAD   7,500      5,688,253
                                                                 --------------
TOTAL CANADA........................................              1,110,831,437
                                                                 --------------
DENMARK -- (1.8%)
Kommunekredit
    1.125%, 08/23/19................................      51,900     51,187,932
    1.750%, 01/10/20................................       1,500      1,479,615
    1.625%, 06/12/20................................      26,744     26,163,923
    1.625%, 06/01/21................................      20,000     19,264,960
                                                                 --------------
TOTAL DENMARK.......................................                 98,096,430
                                                                 --------------
FINLAND -- (0.7%)
Municipality Finance P.L.C.
    1.500%, 03/23/20................................      25,529     25,014,846
Nordea Bank Abp
W   1.625%, 09/30/19................................      16,000     15,787,491
                                                                 --------------
TOTAL FINLAND.......................................                 40,802,337
                                                                 --------------
FRANCE -- (6.6%)
Agence Francaise de Developpement
    1.375%, 08/02/19................................      19,800     19,576,498
    1.625%, 01/21/20................................     119,240    117,174,286
    2.750%, 03/22/21................................      12,000     11,873,040
Caisse d'Amortissement de la Dette Sociale
    1.750%, 09/24/19................................      42,445     42,022,248
W   1.750%, 09/24/19................................       9,000      8,910,360
    1.875%, 01/13/20................................      51,200     50,544,128
    2.000%, 04/17/20................................       4,250      4,187,848
    1.875%, 07/28/20................................      60,300     59,052,393
Dexia Credit Local SA
    2.000%, 01/22/21................................ EUR  10,050     11,931,871
IXIS Corporate & Investment Bank SA
    5.875%, 02/24/20................................ GBP   4,000      5,416,936
Sanofi
#   4.000%, 03/29/21................................      13,381     13,581,204
Total Capital International SA
    2.750%, 06/19/21................................      14,493     14,311,255
Total Capital SA
    4.450%, 06/24/20................................       3,750      3,821,007
    4.125%, 01/28/21................................       6,000      6,105,417
                                                                 --------------
TOTAL FRANCE........................................                368,508,491
                                                                 --------------
GERMANY -- (7.9%)
Erste Abwicklungsanstalt
    1.375%, 10/30/19................................      30,200     29,724,410

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 GERMANY -- (Continued)
     2.500%, 03/13/20.................................     21,200  $ 21,039,876
     2.000%, 11/16/20.................................      1,400     1,367,992
 FMS Wertmanagement
     1.000%, 08/16/19.................................     34,700    34,211,635
 #   1.750%, 01/24/20.................................     29,450    29,040,821
     1.750%, 05/15/20.................................     16,600    16,294,178
 Kreditanstalt fuer Wiederaufbau
     4.000%, 01/27/20.................................      5,000     5,066,227
     1.750%, 03/31/20.................................      5,000     4,918,225
     1.500%, 04/20/20.................................     48,000    47,004,626
     1.625%, 05/29/20.................................     20,563    20,138,546
     1.875%, 06/30/20.................................     30,000    29,465,333
 #   2.750%, 07/15/20.................................     53,750    53,530,878
     1.375%, 02/01/21................................. GBP  1,000     1,287,915
 Landeskreditbank Baden- Wuerttemberg Foerderbank
     1.375%, 07/21/21.................................      4,779     4,562,946
 Merck & Co., Inc.
     1.850%, 02/10/20.................................     18,426    18,146,119
 NRW Bank
     1.250%, 07/29/19.................................      9,358     9,248,493
     2.000%, 09/23/19.................................     12,000    11,903,904
     1.875%, 01/27/20.................................     23,000    22,685,820
 State of North Rhine- Westphalia Germany
     1.625%, 07/25/19.................................     22,700    22,498,538
     1.250%, 09/16/19.................................     13,800    13,604,095
     1.625%, 01/22/20.................................     48,650    47,864,302
                                                                   ------------
 TOTAL GERMANY........................................              443,604,879
                                                                   ------------
 JAPAN -- (2.1%)
 Toyota Credit Canada, Inc.
     2.250%, 05/23/19................................. CAD 12,238     9,291,472
     1.800%, 02/19/20................................. CAD  5,000     3,748,680
 Toyota Motor Credit Corp.
     2.200%, 01/10/20.................................     36,592    36,260,260
     2.150%, 03/12/20.................................     67,658    66,909,514
                                                                   ------------
 TOTAL JAPAN..........................................              116,209,926
                                                                   ------------
 NETHERLANDS -- (8.0%)
 BNG Bank NV
     1.750%, 10/30/19.................................     22,320    22,073,364
 W   1.750%, 10/30/19.................................      7,500     7,417,125
     1.625%, 11/25/19.................................      2,800     2,762,424
 #W  2.500%, 02/28/20.................................     17,000    16,893,733
     1.750%, 03/24/20.................................     57,534    56,562,596
     1.750%, 10/05/20.................................     27,000    26,346,465
     2.125%, 12/14/20.................................     15,000    14,705,100
     4.375%, 02/16/21.................................     14,566    14,972,391
 Cooperatieve Rabobank UA
 #   1.375%, 08/09/19.................................      1,320     1,302,734

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 NETHERLANDS -- (Continued)
     2.250%, 01/14/20.................................      22,845 $ 22,597,885
     4.750%, 01/15/20.................................       5,000    5,092,950
 W   4.750%, 01/15/20.................................       4,750    4,838,303
     4.500%, 01/11/21.................................       2,962    3,024,532
     4.125%, 01/12/21................................. EUR     500      617,666
     4.625%, 01/13/21................................. GBP     850    1,160,951
     2.500%, 01/19/21.................................      21,650   21,178,064
 Nederlandse
     Waterschapsbank NV
 W   1.750%, 09/05/19.................................      22,900   22,688,633
     1.750%, 09/05/19.................................      11,000   10,898,470
     1.250%, 09/09/19.................................       2,430    2,397,511
     1.625%, 03/04/20.................................      39,199   38,506,667
 Shell International Finance BV
 #   1.375%, 09/12/19.................................      41,375   40,847,696
     4.300%, 09/22/19.................................       4,000    4,048,161
     4.375%, 03/25/20.................................      24,209   24,638,226
     2.125%, 05/11/20.................................      38,565   38,044,792
     2.250%, 11/10/20.................................      32,801   32,204,678
 #   1.875%, 05/10/21.................................       9,450    9,131,681
                                                                   ------------
 TOTAL NETHERLANDS....................................              444,952,798
                                                                   ------------
 NORWAY -- (5.1%)
 Equinor ASA
     2.250%, 11/08/19.................................      56,499   56,037,896
 #   2.900%, 11/08/20.................................      10,673   10,592,575
 Kommunalbanken A.S.
     1.500%, 09/09/19.................................       6,500    6,426,459
     1.500%, 10/22/19.................................      35,878   35,407,137
     1.625%, 01/15/20.................................       3,000    2,954,010
     2.500%, 04/17/20.................................      26,984   26,805,905
 W   2.500%, 04/17/20.................................       7,378    7,329,537
     1.750%, 09/15/20.................................      27,226   26,594,248
     1.375%, 10/26/20.................................       6,000    5,808,780
 Norway Government Bond
 W   3.750%, 05/25/21................................. NOK 840,000  105,852,476
 Statoil ASA
     2.000%, 09/10/20................................. EUR     500      588,354
     5.625%, 03/11/21................................. EUR   2,476    3,179,763
                                                                   ------------
 TOTAL NORWAY.........................................              287,577,140
                                                                   ------------
 SINGAPORE -- (0.1%)
 Singapore Government Bond
     2.250%, 06/01/21................................. SGD  10,000    7,238,205
                                                                   ------------
 SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (12.2%)
 African Development Bank
     1.125%, 09/20/19.................................      15,500   15,268,481
     1.375%, 02/12/20.................................      24,438   23,966,933
     1.875%, 03/16/20.................................      44,400   43,763,748
 Asian Development Bank
     1.625%, 05/05/20.................................      88,376   86,657,211
     1.625%, 08/26/20.................................       4,005    3,909,480

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
 Council Of Europe Development Bank
     1.750%, 11/14/19.................................       3,779 $  3,736,667
     1.625%, 03/10/20.................................      95,649   93,967,064
 EUROFIMA
     1.750%, 05/29/20.................................      31,474   30,831,364
 European Bank for Reconstruction & Development
     1.750%, 11/26/19.................................      22,505   22,245,045
     1.625%, 05/05/20.................................      14,445   14,161,892
 European Investment Bank
 #   1.625%, 03/16/20.................................      71,819   70,565,274
 #   1.750%, 05/15/20.................................      25,000   24,548,004
     1.375%, 06/15/20.................................       5,000    4,875,537
     1.250%, 11/05/20................................. CAD  15,000   11,110,676
 #   4.000%, 02/16/21.................................      15,000   15,311,943
     2.000%, 03/15/21.................................      20,000   19,521,911
 #   1.625%, 06/15/21.................................       8,000    7,708,592
 W   2.250%, 07/30/21................................. CAD  15,000   11,281,135
 Inter-American Development Bank
     1.125%, 09/12/19.................................       6,280    6,192,739
     1.750%, 10/15/19.................................       2,500    2,473,853
     1.625%, 05/12/20.................................      20,740   20,338,349
     1.875%, 06/16/20.................................      31,033   30,500,381
 International Bank for Reconstruction & Development
     1.875%, 10/07/19.................................      23,401   23,195,165
     1.125%, 03/11/20................................. CAD  12,255    9,153,385
 #   1.875%, 04/21/20.................................      11,108   10,942,091
     1.625%, 09/04/20.................................      37,988   37,084,227
 International Finance Corp.
     1.625%, 07/16/20.................................       8,500    8,308,470
 Nordic Investment Bank
     2.500%, 04/28/20.................................      31,795   31,590,953
                                                                   ------------
 TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........              683,210,570
                                                                   ------------
 SWEDEN -- (7.0%)
 Kommuninvest I Sverige AB
     2.000%, 11/12/19.................................      29,200   28,938,134
     1.750%, 03/19/20.................................      57,760   56,812,620
 W   1.625%, 09/01/20.................................       7,360    7,174,408
     1.625%, 09/01/20.................................       4,000    3,899,556
     2.500%, 12/01/20................................. SEK 308,000   35,342,177
     1.000%, 09/15/21................................. SEK 200,000   22,341,454
 Svensk Exportkredit AB
     1.875%, 06/17/19.................................      11,458   11,395,128
     1.125%, 08/28/19.................................       9,250    9,122,443

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 SWEDEN -- (Continued)
     1.750%, 05/18/20.................................      2,000  $  1,960,840
 #   1.875%, 06/23/20.................................      9,134     8,960,587
     1.750%, 08/28/20.................................     59,671    58,282,146
     2.750%, 10/07/20.................................     16,837    16,734,631
 #   1.750%, 03/10/21.................................     26,000    25,206,658
     2.875%, 05/22/21.................................     23,500    23,360,231
 Svenska Handelsbanken AB
     2.500%, 01/25/19.................................     28,687    28,670,362
     2.250%, 06/17/19.................................     32,437    32,275,115
     1.500%, 09/06/19.................................     15,711    15,509,244
     1.950%, 09/08/20.................................      2,500     2,433,450
     2.400%, 10/01/20.................................      4,000     3,925,760
     3.000%, 11/20/20................................. GBP  1,000     1,318,428
                                                                   ------------
 TOTAL SWEDEN.........................................              393,663,372
                                                                   ------------
 SWITZERLAND -- (0.1%)
 Novartis Capital Corp.
 #   1.800%, 02/14/20.................................      7,805     7,688,014
                                                                   ------------
 UNITED STATES -- (9.5%)
 Apple, Inc.
 #   1.500%, 09/12/19.................................     76,350    75,463,220
     1.800%, 11/13/19.................................      4,328     4,281,796
     1.550%, 02/07/20.................................      9,900     9,732,762
     1.900%, 02/07/20.................................     22,408    22,125,820
     2.000%, 11/13/20.................................      3,267     3,196,252
     2.250%, 02/23/21.................................     18,600    18,231,653
     2.850%, 05/06/21.................................      8,000     7,928,560
 Berkshire Hathaway, Inc.
     0.250%, 01/17/21................................. EUR  1,074     1,222,168
 Chevron Corp.
     2.193%, 11/15/19.................................     31,566    31,321,298
     1.961%, 03/03/20.................................      4,150     4,091,466
     1.991%, 03/03/20.................................     30,589    30,166,006
 #   2.419%, 11/17/20.................................      5,000     4,929,406
     2.100%, 05/16/21.................................     23,691    22,992,755
 Cisco Systems, Inc.
 #   1.400%, 09/20/19.................................     23,306    23,019,577
     4.450%, 01/15/20.................................     38,004    38,644,592
 #   2.450%, 06/15/20.................................      9,935     9,832,968
     2.200%, 02/28/21.................................     11,394    11,122,373
 Coca-Cola Co. (The)
 #   1.875%, 10/27/20.................................      5,077     4,962,486
 Exxon Mobil Corp.
     1.912%, 03/06/20.................................     19,700    19,420,676
     2.222%, 03/01/21.................................     10,000     9,770,481
 Merck & Co., Inc.
     3.875%, 01/15/21.................................      7,090     7,178,270
 Microsoft Corp.
     1.850%, 02/06/20.................................     12,000    11,847,277
     1.850%, 02/12/20.................................     14,000    13,817,650
 Nestle Holdings, Inc.
     2.125%, 01/14/20.................................      9,572     9,474,643
     1.750%, 12/09/20................................. GBP  2,400     3,101,655

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
UNITED STATES -- (Continued)
Novartis Capital Corp.
    4.400%, 04/24/20................................      1,059  $    1,078,654
Oracle Corp.
#   3.875%, 07/15/20................................      3,909       3,955,020
    2.250%, 01/10/21................................ EUR 22,330      26,573,101
    2.800%, 07/08/21................................      1,834       1,810,424
Pfizer, Inc.
#   1.950%, 06/03/21................................      1,881       1,825,945
Procter & Gamble Co. (The)
    4.125%, 12/07/20................................ EUR  2,791       3,443,980
    1.850%, 02/02/21................................      8,890       8,653,579
Toyota Motor Credit Corp.
    4.500%, 06/17/20................................      4,500       4,597,033
    4.250%, 01/11/21................................      5,000       5,107,027
    1.900%, 04/08/21................................     13,516      13,064,833
    2.950%, 04/13/21................................      9,760       9,696,511
#   2.750%, 05/17/21................................        820         809,110
Walmart, Inc.
#   1.750%, 10/09/19................................      8,900       8,805,422
    2.850%, 06/23/20................................     42,244      42,176,899
#   3.125%, 06/23/21................................      2,500       2,499,250
                                                                 --------------
TOTAL UNITED STATES.................................                531,972,598
                                                                 --------------
TOTAL BONDS.........................................              5,029,752,304
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- (5.8%)
U.S. Treasury Notes
    1.250%, 10/31/19................................     20,000      19,716,406
    1.375%, 01/15/20................................     20,000      19,671,875
    1.250%, 01/31/20................................     45,000      44,161,524
    1.375%, 02/15/20................................     46,000      45,177,031
    1.250%, 02/29/20................................     36,000      35,277,188
    1.375%, 02/29/20................................     15,000      14,721,094
    1.625%, 03/15/20................................     17,300      17,026,309
    1.125%, 03/31/20................................     20,000      19,534,375
    1.375%, 03/31/20................................     35,000      34,300,000
    2.250%, 03/31/20................................     10,000       9,921,484
    1.500%, 04/15/20................................     45,000      44,154,492
    1.125%, 04/30/20................................     21,000      20,476,641
                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS.....................                324,138,419
                                                                 --------------
AGENCY OBLIGATIONS -- (3.0%)
Federal Home Loan Bank
    2.125%, 02/11/20................................      5,000       4,956,205
    1.875%, 03/13/20................................     24,000      23,698,392
    4.125%, 03/13/20................................     39,900      40,574,190
    2.375%, 03/30/20................................     32,100      31,897,032
Federal Home Loan Banks
    2.625%, 05/28/20................................     16,000      15,943,472
Federal Home Loan Mortgage Corp.
    1.375%, 05/01/20................................      7,000       6,849,997

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
Federal National Mortgage Association
   1.500%, 02/28/20..................................... 42,000  $   41,284,404
                                                                 --------------
TOTAL AGENCY OBLIGATIONS................................            165,203,692
                                                                 --------------
TOTAL INVESTMENT SECURITIES.............................          5,519,094,415
                                                                 --------------

                                                        SHARES       VALUE+
                                                       --------- --------------
SECURITIES LENDING COLLATERAL -- (1.4%)
@(S) DFA Short Term Investment Fund................... 6,990,750 $   80,882,982
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,668,227,453)...............................           $5,599,977,397
                                                                 ==============

As of October 31, 2018, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                      UNREALIZED
                                                                                       FOREIGN
                                                                                       EXCHANGE
                                                                         SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD              COUNTERPARTY                 DATE    (DEPRECIATION)
------------------ --------------- ------------------------------------- ---------- --------------
USD       284,597  CAD     368,315 Citibank, N.A.                         11/05/18   $     4,800
USD     6,131,570  CAD   8,022,840 UBS AG                                 11/05/18        36,874
USD    10,435,286  CAD  13,730,516 Citibank, N.A.                         11/05/18         4,651
USD    12,205,073  CAD  15,792,444 National Australia Bank Ltd.           11/05/18       208,056
USD    15,011,173  CAD  19,624,784 JP Morgan                              11/05/18       102,850
USD   125,045,811  CAD 161,374,245 Citibank, N.A.                         11/13/18     2,438,706
USD    12,913,713  GBP   9,912,443 State Street Bank and Trust            11/16/18       236,115
USD    11,189,080  SEK 101,054,322 Citibank, N.A.                         11/21/18       129,705
USD    11,319,733  SEK 102,387,333 National Australia Bank Ltd.           11/21/18       114,474
USD    36,969,869  SEK 334,108,799 Bank of America Corp.                  11/21/18       405,035
USD    49,437,710  EUR  42,383,531 Citibank, N.A.                         11/23/18     1,354,255
USD     7,367,996  SGD  10,077,547 HSBC Bank                              12/13/18        86,426
USD    19,698,352  EUR  16,893,687 State Street Bank and Trust            12/27/18       465,392
USD   112,164,558  NOK 913,322,944 Morgan Stanley and Co. International   01/02/19     3,493,982
USD   122,290,195  CAD 158,644,808 State Street Bank and Trust            01/07/19     1,605,539
USD   135,188,779  CAD 175,068,306 Barclays Capital                       01/16/19     1,990,337
USD     8,473,470  CAD  11,060,458 HSBC Bank                              01/17/19        58,124
USD   112,189,188  CAD 146,535,829 HSBC Bank                              01/17/19       697,444
USD   126,919,031  CAD 165,088,229 National Australia Bank Ltd.           01/18/19     1,309,596
USD   115,543,278  CAD 150,906,569 State Street Bank and Trust            01/22/19       716,447
USD   133,133,709  CAD 174,745,848 UBS AG                                 01/25/19       160,574
USD    16,629,368  EUR  14,475,097 State Street Bank and Trust            01/28/19       101,680
                                                                                     -----------
TOTAL APPRECIATION                                                                   $15,721,062
CAD     9,211,068  USD   7,030,528 State Street Bank and Trust            01/16/19   $   (22,407)
EUR    15,514,294  USD  18,337,027 UBS AG                                 11/23/18      (736,302)
EUR    15,382,247  USD  18,044,039 State Street Bank and Trust            11/23/18      (593,119)
                                                                                     -----------
TOTAL (DEPRECIATION)                                                                 $(1,351,828)
                                                                                     -----------
TOTAL APPRECIATION (DEPRECIATION)                                                    $14,369,234
                                                                                     ===========

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ---------------------------------------------
                                           LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                           ------- -------------- ------- --------------
Bonds
   Australia..............................   --    $  329,272,591   --    $  329,272,591
   Austria................................   --       151,657,719   --       151,657,719
   Belgium................................   --        14,465,797   --        14,465,797
   Canada.................................   --     1,110,831,437   --     1,110,831,437
   Denmark................................   --        98,096,430   --        98,096,430
   Finland................................   --        40,802,337   --        40,802,337
   France.................................   --       368,508,491   --       368,508,491
   Germany................................   --       443,604,879   --       443,604,879
   Japan..................................   --       116,209,926   --       116,209,926
   Netherlands............................   --       444,952,798   --       444,952,798
   Norway.................................   --       287,577,140   --       287,577,140
   Singapore..............................   --         7,238,205   --         7,238,205
   Supranational Organization Obligations.   --       683,210,570   --       683,210,570
   Sweden.................................   --       393,663,372   --       393,663,372
   Switzerland............................   --         7,688,014   --         7,688,014
   United States..........................   --       531,972,598   --       531,972,598
Agency Obligations........................   --       165,203,692   --       165,203,692
U.S. Treasury Obligations.................   --       324,138,419   --       324,138,419
Securities Lending Collateral.............   --        80,882,982   --        80,882,982
Forward Currency Contracts**..............   --        14,369,234   --        14,369,234
                                             --    --------------   --    --------------
TOTAL.....................................   --    $5,614,346,631   --    $5,614,346,631
                                             ==    ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 BONDS -- (91.7%)
 AUSTRALIA -- (4.0%)
 ASB Finance, Ltd.
     0.500%, 06/10/22.................................. EUR  2,000  $ 2,266,422
 Australia & New Zealand Banking Group, Ltd.
     2.700%, 11/16/20..................................      3,463    3,414,491
     2.625%, 11/09/22..................................      6,667    6,400,490
 Commonwealth Bank of Australia
 W   2.750%, 03/10/22..................................      2,000    1,939,916
     0.500%, 07/11/22.................................. EUR  5,725    6,507,320
 Macquarie Group, Ltd.
 W   3.000%, 12/03/18..................................      4,475    4,476,253
 National Australia Bank, Ltd.
 #   2.625%, 01/14/21..................................      1,405    1,378,180
     1.875%, 07/12/21..................................      1,350    1,291,046
     0.875%, 01/20/22.................................. EUR  1,112    1,280,207
     2.500%, 05/22/22..................................      3,968    3,796,701
     0.350%, 09/07/22.................................. EUR  1,500    1,691,485
 Westpac Banking Corp.
     4.875%, 11/19/19..................................      3,350    3,409,824
     0.250%, 01/17/22.................................. EUR  8,500    9,600,571
                                                                    -----------
 TOTAL AUSTRALIA.......................................              47,452,906
                                                                    -----------
 BELGIUM -- (0.2%)
 Kingdom of Belgium Government Bond
 W   0.200%, 10/22/23.................................. EUR  2,000    2,284,388
                                                                    -----------
 CANADA -- (9.6%)
 Bank of Montreal
     1.900%, 08/27/21..................................      4,000    3,834,398
 Bank of Nova Scotia (The)
     2.800%, 07/21/21..................................        420      413,081
 Canada Housing Trust No 1
 W   2.000%, 12/15/19.................................. CAD  6,000    4,546,272
 W   1.450%, 06/15/20.................................. CAD 38,000   28,450,712
 Canadian Natural Resources, Ltd.
 #   2.950%, 01/15/23..................................      5,000    4,813,456
 CPPIB Capital, Inc.
 W   1.250%, 09/20/19..................................      3,000    2,958,834
 Goldcorp, Inc.
     3.625%, 06/09/21..................................        500      497,032
 Province of Alberta Canada
     4.000%, 12/01/19.................................. CAD 10,000    7,735,349
 Province of British Columbia Canada
     3.250%, 12/18/21.................................. CAD  5,000    3,867,561
 Province of Quebec Canada
     4.500%, 12/01/19.................................. CAD 10,000    7,775,685

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 CANADA -- (Continued)
 Royal Bank of Canada
     2.750%, 02/01/22.................................      5,614  $  5,485,979
     1.968%, 03/02/22................................. CAD  8,000     5,858,665
 Toronto-Dominion Bank (The)
     1.900%, 10/24/19.................................      1,598     1,580,334
     2.250%, 11/05/19.................................     10,067     9,986,870
     1.693%, 04/02/20................................. CAD  7,000     5,237,783
     2.563%, 06/24/20................................. CAD 14,000    10,589,890
     1.994%, 03/23/22................................. CAD 10,000     7,334,650
 Total Capital Canada, Ltd.
     1.125%, 03/18/22................................. EUR  1,500     1,759,034
 Toyota Credit Canada, Inc.
     2.020%, 02/28/22................................. CAD  4,000     2,924,380
                                                                   ------------
 TOTAL CANADA.........................................              115,649,965
                                                                   ------------
 DENMARK -- (0.7%)
 Danske Bank A.S.
 W   2.800%, 03/10/21.................................      5,000     4,865,755
 Kommunekredit
     1.625%, 06/12/20.................................        745       728,841
     0.250%, 03/29/23................................. EUR  2,000     2,276,473
                                                                   ------------
 TOTAL DENMARK........................................                7,871,069
                                                                   ------------
 FINLAND -- (1.0%)
 Finland Government Bond
 W   0.000%, 09/15/23................................. EUR  4,000     4,542,535
 Nordea Bank AB
     0.300%, 06/30/22................................. EUR  5,000     5,658,642
 OP Corporate Bank P.L.C.
     0.750%, 03/03/22................................. EUR    725       833,534
     0.375%, 10/11/22................................. EUR    500       565,328
                                                                   ------------
 TOTAL FINLAND........................................               11,600,039
                                                                   ------------
 FRANCE -- (5.8%)
 BPCE SA
     1.125%, 12/14/22................................. EUR  1,800     2,094,188
 Caisse d'Amortissement de la Dette Sociale
     0.125%, 11/25/22................................. EUR  3,500     3,992,343
     0.500%, 05/25/23................................. EUR  4,000     4,618,495
 Credit Agricole SA
 W   2.750%, 06/10/20.................................      5,000     4,944,050
 Dexia Credit Local SA
     0.625%, 01/21/22................................. EUR  1,250     1,443,920
     0.250%, 06/02/22................................. EUR  2,000     2,280,587
     1.125%, 06/15/22................................. GBP  2,000     2,527,723
     0.750%, 01/25/23................................. EUR  6,000     6,954,797
     0.250%, 06/01/23................................. EUR 12,900    14,609,524
 Electricite de France SA
 W   2.350%, 10/13/20.................................      5,300     5,198,200

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 FRANCE -- (Continued)
 Pernod Ricard SA
 W   4.450%, 01/15/22..................................      2,450  $ 2,495,892
 Societe Generale SA
 W   2.500%, 04/08/21..................................      4,200    4,081,690
 Total Capital SA
     4.450%, 06/24/20..................................      6,475    6,597,606
     4.125%, 01/28/21..................................      4,000    4,070,278
 Unedic Asseo
     0.875%, 10/25/22.................................. EUR  3,400    3,986,775
                                                                    -----------
 TOTAL FRANCE..........................................              69,896,068
                                                                    -----------
 GERMANY -- (7.4%)
 Bayer U.S. Finance LLC
 W   2.375%, 10/08/19..................................      5,000    4,960,391
 Deutsche Bank AG
     2.950%, 08/20/20..................................      1,000      979,995
     1.500%, 01/20/22.................................. EUR  1,000    1,132,346
 FMS Wertmanagement
     1.625%, 11/20/18..................................      6,800    6,797,076
 Kreditanstalt fuer Wiederaufbau
     1.500%, 04/20/20..................................     14,000   13,709,682
     0.000%, 12/15/22.................................. EUR  2,000    2,268,721
     0.125%, 06/07/23.................................. EUR 15,000   17,055,166
 Landwirtschaftliche Rentenbank
     0.050%, 06/12/23.................................. EUR 10,000   11,305,617
 NRW Bank
     0.000%, 08/10/22.................................. EUR  5,000    5,666,027
     0.000%, 11/11/22.................................. EUR  5,000    5,656,637
     0.125%, 03/10/23.................................. EUR  7,000    7,942,800
 State of North Rhine-Westphalia Germany
     0.200%, 04/17/23.................................. EUR  7,000    7,969,567
 Volkswagen Group of America Finance LLC
 W   2.400%, 05/22/20..................................      3,625    3,558,407
                                                                    -----------
 TOTAL GERMANY.........................................              89,002,432
                                                                    -----------
 IRELAND -- (0.8%)
 GE Capital International Funding Co., Unlimited Co.
 #   2.342%, 11/15/20..................................      4,715    4,570,256
 Johnson Controls International P.L.C.
     1.000%, 09/15/23.................................. EUR  4,000    4,549,376
 Perrigo Finance Un, Ltd. Co.
     3.500%, 03/15/21..................................      1,011      998,251
                                                                    -----------
 TOTAL IRELAND.........................................              10,117,883
                                                                    -----------

                                                           FACE
                                                          AMOUNT^   VALUE+
                                                          ------- -----------
                                                           (000)
   ITALY -- (0.2%)
   Intesa Sanpaolo SpA
   W   3.125%, 07/14/22..............................      3,192  $ 2,899,764
                                                                  -----------
   JAPAN -- (1.1%)
   Mitsubishi UFJ Financial Group, Inc.
       0.680%, 01/26/23.............................. EUR  2,150    2,432,710
   Mizuho Financial Group, Inc.
   W   2.632%, 04/12/21..............................      4,000    3,905,341
       2.953%, 02/28/22..............................        400      389,369
   MUFG Bank, Ltd.
   W   2.350%, 09/08/19..............................      3,000    2,981,541
   Sumitomo Mitsui Financial Group, Inc.
       2.058%, 07/14/21..............................      3,000    2,880,858
       2.784%, 07/12/22..............................        400      386,646
                                                                  -----------
   TOTAL JAPAN.......................................              12,976,465
                                                                  -----------
   LUXEMBOURG -- (3.1%)
   Allergan Funding SCS
       3.450%, 03/15/22..............................      6,000    5,901,562
   European Financial Stability Facility
       0.000%, 11/17/22.............................. EUR 16,960   19,231,457
       0.500%, 01/20/23.............................. EUR  6,500    7,509,369
       0.125%, 10/17/23.............................. EUR  4,000    4,517,816
                                                                  -----------
   TOTAL LUXEMBOURG..................................              37,160,204
                                                                  -----------
   NETHERLANDS -- (5.0%)
   BNG Bank NV
       1.875%, 06/11/19..............................      5,000    4,973,155
       1.750%, 03/24/20..............................     10,000    9,831,160
       1.000%, 03/15/22.............................. GBP  1,000    1,267,421
       0.500%, 08/26/22.............................. EUR  5,000    5,774,365
       0.050%, 07/11/23.............................. EUR 12,000   13,536,934
   Cooperatieve Rabobank UA
       0.125%, 10/11/21.............................. EUR    900    1,020,623
       2.750%, 01/10/22..............................        810      787,397
       4.000%, 01/11/22.............................. EUR    980    1,243,621
       4.750%, 06/06/22.............................. EUR  1,367    1,796,746
   #   2.750%, 01/10/23..............................      1,000      959,695
   Mondelez International Holdings Netherlands BV
   W   2.000%, 10/28/21..............................      6,000    5,711,292
   Shell International Finance BV
       4.375%, 03/25/20..............................      6,399    6,512,454
       2.250%, 11/10/20..............................      4,606    4,522,263
       1.750%, 09/12/21..............................      2,000    1,916,906
   Volkswagen International Finance NV
       0.875%, 01/16/23.............................. EUR    300      336,519
                                                                  -----------
   TOTAL NETHERLANDS.................................              60,190,551
                                                                  -----------

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 NORWAY -- (1.1%)
 Kommunalbanken A.S.
     2.250%, 01/25/22..................................      13,250 $12,879,026
                                                                    -----------
 S.GEORGIA/S.SAN -- (0.1%)
 Credit Suisse Group Funding Guernsey, Ltd.
     1.250%, 04/14/22.................................. EUR   1,000   1,149,262
                                                                    -----------
 SPAIN -- (0.5%)
 Banco Santander SA
     3.848%, 04/12/23..................................       3,000   2,903,442
 Spain Government Bond
 W   5.400%, 01/31/23.................................. EUR   2,500   3,428,476
                                                                    -----------
 TOTAL SPAIN                                                          6,331,918
                                                                    -----------
 SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.3%)
 African Development Bank
     1.875%, 03/16/20..................................       5,000   4,928,350
 Asian Development Bank
     1.375%, 01/15/19..................................       6,000   5,985,360
 European Investment Bank
     1.875%, 03/15/19..................................      10,000   9,974,345
     1.750%, 06/17/19..................................       5,000   4,971,350
     4.250%, 12/07/21.................................. GBP     220     307,401
     0.000%, 10/16/23.................................. EUR   5,000   5,626,027
 European Stability Mechanism
     0.100%, 07/31/23.................................. EUR  28,000  31,684,652
                                                                    -----------
 TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..........              63,477,485
                                                                    -----------
 SWEDEN -- (7.0%)
 Kommuninvest I Sverige AB
     0.250%, 06/01/22.................................. SEK 269,000  29,266,550
     0.750%, 02/22/23.................................. SEK  50,000   5,506,543
 Skandinaviska Enskilda Banken AB
     0.300%, 02/17/22.................................. EUR   1,250   1,418,370
     1.250%, 08/05/22.................................. GBP   2,000   2,514,246
 Svenska Handelsbanken AB
     2.400%, 10/01/20..................................      15,145  14,863,909
     0.250%, 02/28/22.................................. EUR   4,600   5,212,072
 Sweden Government Bond
     3.500%, 06/01/22.................................. SEK 206,000  25,452,187
                                                                    -----------
 TOTAL SWEDEN                                                        84,233,877
                                                                    -----------
 SWITZERLAND -- (0.5%)
 ABB Finance USA, Inc.
     2.875%, 05/08/22..................................       1,200   1,173,596
 Credit Suisse AG/London
     1.000%, 06/07/23.................................. EUR   2,000   2,307,707

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 SWITZERLAND -- (Continued)
 UBS AG
     2.375%, 08/14/19..................................        667  $   663,308
 UBS Group Funding Switzerland AG
     1.750%, 11/16/22.................................. EUR  2,000    2,352,768
                                                                    -----------
 TOTAL SWITZERLAND.....................................               6,497,379
                                                                    -----------
 UNITED KINGDOM -- (2.4%)
 AstraZeneca P.L.C.
 #   2.375%, 11/16/20..................................      5,000    4,908,671
 Barclays P.L.C.
     2.750%, 11/08/19..................................      8,000    7,944,176
 BAT International Finance P.L.C.
     0.875%, 10/13/23.................................. EUR  5,100    5,712,293
 BP Capital Markets P.L.C.
     2.315%, 02/13/20..................................        171      169,216
     2.112%, 09/16/21..................................        500      482,424
 British Telecommunications P.L.C.
     0.500%, 06/23/22.................................. EUR    400      449,649
     1.125%, 03/10/23.................................. EUR  4,000    4,559,670
 GlaxoSmithKline Capital P.L.C.
     2.850%, 05/08/22..................................      1,000      977,092
 Lloyds Banking Group P.L.C.
     3.000%, 01/11/22..................................      1,000      971,137
 Santander UK Group Holdings P.L.C.
 #   2.875%, 08/05/21..................................        500      484,396
 Santander UK P.L.C.
     2.375%, 03/16/20..................................      2,000    1,975,123
                                                                    -----------
 TOTAL UNITED KINGDOM..................................              28,633,847
                                                                    -----------
 UNITED STATES -- (35.9%)
 AbbVie, Inc.
     2.500%, 05/14/20..................................      1,422    1,403,415
     2.900%, 11/06/22..................................      5,500    5,324,566
 Activision Blizzard, Inc.
     2.600%, 06/15/22..................................      5,000    4,830,280
 Aetna, Inc.
     2.750%, 11/15/22..................................      5,000    4,794,511
 Aflac, Inc.
     3.625%, 06/15/23..................................      5,000    4,999,697
 Allergan Finance LLC
     3.250%, 10/01/22..................................      3,200    3,106,484
 Altria Group, Inc.
 #   2.850%, 08/09/22..................................      5,700    5,539,697
 Ameren Corp.
     2.700%, 11/15/20..................................      1,000      985,231
 American Express Co.
     2.500%, 08/01/22..................................      2,220    2,121,970

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
American Express Credit Corp.
    2.250%, 08/15/19.................................................      2,500  $2,486,501
American Honda Finance Corp.
    2.450%, 09/24/20.................................................      2,300   2,268,656
    1.375%, 11/10/22................................................. EUR  2,000   2,347,631
AmerisourceBergen Corp.
    3.500%, 11/15/21.................................................      5,000   4,981,598
Amgen, Inc.
    2.200%, 05/22/19.................................................        575     572,720
    2.650%, 05/11/22.................................................      1,425   1,376,811
Anheuser-Busch InBev Finance, Inc.
    2.625%, 01/17/23.................................................      3,327   3,151,094
Anthem, Inc.
    3.300%, 01/15/23.................................................      5,000   4,891,311
Apache Corp.
    3.250%, 04/15/22.................................................      1,572   1,538,597
AT&T, Inc.
    2.500%, 03/15/23................................................. EUR  2,000   2,414,222
AutoZone, Inc.
    3.700%, 04/15/22.................................................      1,318   1,320,254
    2.875%, 01/15/23.................................................      3,000   2,881,232
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
    2.773%, 12/15/22.................................................        800     770,535
Bank of America Corp.
    2.600%, 01/15/19.................................................        380     379,814
    2.650%, 04/01/19.................................................      1,000     999,255
    5.700%, 01/24/22.................................................      2,000   2,121,801
Bayer U.S. Finance II LLC
W   2.125%, 07/15/19.................................................      2,500   2,480,964
Biogen, Inc.
    2.900%, 09/15/20.................................................      5,000   4,952,212
BMW US Capital LLC
W   2.000%, 04/11/21.................................................      2,365   2,280,891
#W  3.450%, 04/12/23.................................................      5,000   4,933,776
Booking Holdings, Inc.
    0.800%, 03/10/22................................................. EUR  1,900   2,179,500
Boston Scientific Corp.
    6.000%, 01/15/20.................................................      1,433   1,477,128
Bristol-Myers Squibb Co.
#   1.750%, 03/01/19.................................................      1,200   1,196,328
Capital One NA
    2.950%, 07/23/21.................................................      4,495   4,411,346
Cardinal Health, Inc.
    3.200%, 06/15/22.................................................      5,000   4,865,972
CBS Corp.
    2.300%, 08/15/19.................................................      1,417   1,407,922
Celgene Corp.
    2.250%, 05/15/19.................................................        765     761,525
    3.550%, 08/15/22.................................................      1,777   1,759,860

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
Chevron Corp.
    2.498%, 03/03/22.................................................      3,000  $2,917,832
Church & Dwight Co., Inc.
    2.875%, 10/01/22.................................................      2,000   1,940,169
Cigna Corp.
    4.500%, 03/15/21.................................................      1,000   1,018,732
Cisco Systems, Inc.
    2.200%, 02/28/21.................................................      5,000   4,880,802
Citizens Bank N.A.
    3.700%, 03/29/23.................................................      1,671   1,653,173
Citizens Bank NA
    2.550%, 05/13/21.................................................      2,836   2,759,732
Coca-Cola Co. (The)
    0.750%, 03/09/23................................................. EUR  2,000   2,299,552
Comcast Corp.
#   3.125%, 07/15/22.................................................        569     560,474
#   2.750%, 03/01/23.................................................      3,000   2,892,284
Comerica, Inc.
    2.125%, 05/23/19.................................................        700     696,708
Conagra Brands, Inc.
    3.200%, 01/25/23.................................................      3,460   3,342,558
Cox Communications, Inc.
W   3.250%, 12/15/22.................................................      5,000   4,849,785
CVS Health Corp.
    2.250%, 08/12/19.................................................        600     596,328
    2.800%, 07/20/20.................................................      2,665   2,636,813
Daimler Finance North America LLC
W   2.850%, 01/06/22.................................................      6,200   6,006,010
Discovery Communications LLC
W   2.750%, 11/15/19.................................................      6,000   5,957,486
Dominion Energy, Inc.
    2.500%, 12/01/19.................................................      3,917   3,893,327
Dow Chemical Co. (The)
    3.000%, 11/15/22.................................................      3,134   3,043,691
DTE Energy Co.
    2.400%, 12/01/19.................................................      2,210   2,187,201
E*TRADE Financial Corp.
    2.950%, 08/24/22.................................................      5,000   4,818,911
Eaton Corp.
    2.750%, 11/02/22.................................................        500     482,806
eBay, Inc.
    2.200%, 08/01/19.................................................      5,500   5,464,926
    2.600%, 07/15/22.................................................        760     729,734
Edison International
    2.400%, 09/15/22.................................................        500     471,512
Energy Transfer Partners L.P.
#   3.600%, 02/01/23.................................................      4,594   4,473,653
Enterprise Products Operating LLC
    3.350%, 03/15/23.................................................      2,000   1,958,479
Equifax, Inc.
    3.300%, 12/15/22.................................................      1,000     971,718

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
Exelon Generation Co. LLC
    3.400%, 03/15/22.................................................        815  $  803,033
    4.250%, 06/15/22.................................................      1,000   1,011,431
Express Scripts Holding Co.
    2.250%, 06/15/19.................................................      2,865   2,854,402
Exxon Mobil Corp.
    1.912%, 03/06/20.................................................      5,009   4,937,978
    2.222%, 03/01/21.................................................      2,800   2,735,735
Fifth Third Bancorp
    2.300%, 03/01/19.................................................      2,270   2,266,927
Fifth Third Bank
    2.375%, 04/25/19.................................................        453     451,768
Ford Motor Credit Co. LLC
#   5.875%, 08/02/21.................................................      1,000   1,035,340
Fortune Brands Home & Security, Inc.
    3.000%, 06/15/20.................................................      3,000   2,970,934
GATX Corp.
    2.500%, 03/15/19.................................................      3,000   2,992,999
General Electric Co.
    0.375%, 05/17/22................................................. EUR  4,523   5,021,071
General Motors Financial Co., Inc.
    4.200%, 03/01/21.................................................      1,000   1,004,840
    3.450%, 01/14/22.................................................      5,000   4,872,801
Goldman Sachs Group, Inc. (The)
    2.625%, 04/25/21.................................................        500     488,875
    5.250%, 07/27/21.................................................      5,000   5,199,517
    5.750%, 01/24/22.................................................      1,400   1,479,500
Harley-Davidson Financial Services, Inc.
W   2.150%, 02/26/20.................................................      5,000   4,913,199
Hershey Co. (The)
#   4.125%, 12/01/20.................................................        300     305,784
HP, Inc.
    4.300%, 06/01/21.................................................        518     527,721
HSBC USA, Inc.
    2.350%, 03/05/20.................................................      1,825   1,803,282
Humana, Inc.
    2.625%, 10/01/19.................................................      1,455   1,447,555
Johnson & Johnson
    1.650%, 03/01/21.................................................      4,452   4,303,880
Kellogg Co.
    0.800%, 11/17/22................................................. EUR    450     514,053
Keurig Dr Pepper, Inc.
    2.700%, 11/15/22.................................................      4,684   4,453,847
KeyCorp
    2.900%, 09/15/20.................................................      2,142   2,122,270
Kraft Heinz Foods Co.
    4.000%, 06/15/23.................................................      1,000     994,785
Kroger Co. (The)
    2.300%, 01/15/19.................................................      1,125   1,123,705
    2.950%, 11/01/21.................................................      1,000     982,176

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Legg Mason, Inc.
    2.700%, 07/15/19.................................................      5,425  $ 5,406,310
Lockheed Martin Corp.
    2.500%, 11/23/20.................................................      2,900    2,847,654
Marathon Petroleum Corp.
    3.400%, 12/15/20.................................................      3,500    3,498,746
Mastercard, Inc.
    1.100%, 12/01/22................................................. EUR  1,000    1,163,773
Mead Johnson Nutrition Co.
    3.000%, 11/15/20.................................................      2,800    2,780,402
Merck & Co., Inc.
    3.875%, 01/15/21.................................................      1,584    1,603,721
MetLife, Inc.
    4.750%, 02/08/21.................................................      1,774    1,821,961
Microsoft Corp.
    1.850%, 02/12/20.................................................      2,000    1,973,950
    1.550%, 08/08/21.................................................      1,178    1,128,076
Morgan Stanley
    2.375%, 07/23/19.................................................      1,365    1,358,271
Mosaic Co. (The)
    3.750%, 11/15/21.................................................      6,000    5,995,093
National Oilwell Varco, Inc.
    2.600%, 12/01/22.................................................      4,000    3,789,191
Newell Brands, Inc.
    4.000%, 06/15/22.................................................      5,440    5,387,605
NextEra Energy Capital Holdings, Inc.
    2.400%, 09/15/19.................................................      3,850    3,827,461
Nissan Motor Acceptance Corp.
W   2.550%, 03/08/21.................................................      3,500    3,413,399
Nordstrom, Inc.
    4.750%, 05/01/20.................................................      5,225    5,326,058
Nuveen Finance LLC
W   2.950%, 11/01/19.................................................      2,400    2,395,309
NVIDIA Corp.
    2.200%, 09/16/21.................................................          0            0
Omnicom Group, Inc. / Omnicom Capital, Inc.
    4.450%, 08/15/20.................................................      1,000    1,017,320
    3.625%, 05/01/22.................................................      3,200    3,161,131
ONEOK Partners L.P.
    3.375%, 10/01/22.................................................      1,000      978,470
Oracle Corp.
#   1.900%, 09/15/21.................................................     19,000   18,247,541
Pacific Gas & Electric Co.
    3.500%, 10/01/20.................................................        100       99,919
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
W   3.375%, 02/01/22.................................................        361      354,986
Pfizer, Inc.
    0.250%, 03/06/22................................................. EUR 13,680   15,555,814
Philip Morris International, Inc.
#   2.375%, 08/17/22.................................................      6,985    6,684,131

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Procter & Gamble Co. (The)
    2.000%, 08/16/22................................................. EUR    400  $   482,804
Progress Energy, Inc.
    4.400%, 01/15/21.................................................      1,500    1,525,668
QUALCOMM, Inc.
#   2.600%, 01/30/23.................................................      5,000    4,784,800
Regions Financial Corp.
    2.750%, 08/14/22.................................................      1,500    1,442,331
Roper Technologies, Inc.
    2.800%, 12/15/21.................................................      1,000      973,771
Ryder System, Inc.
    3.400%, 03/01/23.................................................      2,325    2,287,244
Santander Holdings USA, Inc.
    3.400%, 01/18/23.................................................      9,525    9,092,553
Sherwin-Williams Co. (The)
    2.750%, 06/01/22.................................................      2,000    1,925,185
Southern Co. (The)
    2.750%, 06/15/20.................................................      5,000    4,940,050
Southwest Airlines Co.
    2.750%, 11/06/19.................................................      5,000    4,980,209
Stryker Corp.
    2.625%, 03/15/21.................................................      2,400    2,356,149
SunTrust Bank
    2.450%, 08/01/22.................................................      1,000      957,860
SunTrust Banks, Inc.
    2.900%, 03/03/21.................................................      1,070    1,054,261
TD Ameritrade Holding Corp.
    2.950%, 04/01/22.................................................      2,563    2,504,840
Toyota Motor Credit Corp.
    1.900%, 04/08/21.................................................     20,928   20,229,419
    2.600%, 01/11/22.................................................      3,152    3,076,802
    0.750%, 07/21/22................................................. EUR    500      576,009
Union Pacific Corp.
    1.800%, 02/01/20.................................................        844      830,143
    4.000%, 02/01/21.................................................      1,470    1,489,879
    2.750%, 04/15/23.................................................      1,396    1,342,926
UnitedHealth Group, Inc.
    2.300%, 12/15/19.................................................        710      704,134
#   2.375%, 10/15/22.................................................        500      478,563
Verizon Communications, Inc.
    4.600%, 04/01/21.................................................      1,197    1,228,874

                                                                             FACE
                                                                            AMOUNT^     VALUE+
                                                                            ------- --------------
                                                                             (000)
UNITED STATES -- (Continued)
      2.946%, 03/15/22.................................................       1,125 $    1,100,833
      3.125%, 03/16/22.................................................       3,650      3,598,142
Viacom, Inc.
      4.500%, 03/01/21.................................................       6,000      6,092,322
Walgreen Co.
      3.100%, 09/15/22.................................................         500        486,645
Walgreens Boots Alliance, Inc.
      2.700%, 11/18/19.................................................       1,590      1,581,904
Warner Media LLC
      4.000%, 01/15/22.................................................       4,970      5,006,057
Wells Fargo & Co.
      2.150%, 01/30/20.................................................         750        740,199
      1.500%, 09/12/22................................................. EUR     300        351,664
Whirlpool Corp.
      3.700%, 03/01/23.................................................       1,000        987,066
Xerox Corp.
      4.070%, 03/17/22.................................................       2,900      2,766,600
Zimmer Biomet Holdings, Inc.
      2.700%, 04/01/20.................................................       2,210      2,185,353
                                                                                    --------------
TOTAL UNITED STATES....................................................                431,416,662
                                                                                    --------------
TOTAL BONDS............................................................              1,101,721,190
                                                                                    --------------
U.S. TREASURY OBLIGATIONS -- (7.4%)
U.S. Treasury Notes
      1.875%, 12/31/19.................................................      90,000     89,100,000
                                                                                    --------------
TOTAL INVESTMENT SECURITIES............................................              1,190,821,190
                                                                                    --------------

                                                                            SHARES
                                                                            -------
SECURITIES LENDING COLLATERAL -- (0.9%)
@(S)  DFA Short Term Investment Fund...................................     924,006     10,690,748
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,230,826,779)....................             $1,201,511,938
                                                                                    ==============

As of October 31, 2018, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                                 UNREALIZED
                                                                                                  FOREIGN
                                                                                                  EXCHANGE
                                                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED      CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
-------------------- --------------------- ---------------------------------------  ---------- --------------
AUD        9,126,708 USD         6,456,936 Bank of America Corp.                     11/05/18     $  6,378
USD        8,736,041 AUD        12,162,008 National Australia Bank Ltd.              11/05/18      123,201

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                                    UNREALIZED
                                                                                                     FOREIGN
                                                                                                     EXCHANGE
                                                                                       SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
---------------------- ---------------------- ---------------------------------------  ---------- --------------
USD          6,114,299 CAD          7,895,533 State Street Bank and Trust               12/19/18    $  110,837
USD         22,724,262 CAD         29,562,397 State Street Bank and Trust               12/19/18       246,144
USD         57,255,381 CAD         74,150,184 Royal Bank of Scotland                    12/19/18       874,411
USD          4,331,176 EUR          3,732,276 Citibank, N.A.                            01/04/19        78,448
USD          5,785,525 EUR          4,985,737 Citibank, N.A.                            01/04/19       104,545
USD          5,895,686 EUR          5,143,777 JP Morgan                                 01/04/19        34,629
USD         10,367,070 EUR          8,936,981 Citibank, N.A.                            01/04/19       183,861
USD         11,298,257 EUR          9,678,531 Citibank, N.A.                            01/04/19       270,092
USD         11,494,037 EUR          9,953,814 Bank of America Corp.                     01/04/19       152,202
USD        120,182,329 EUR        103,539,227 State Street Bank and Trust               01/04/19     2,204,952
USD         62,002,313 SEK        555,674,988 State Street Bank and Trust               01/23/19       789,379
USD        124,837,411 EUR        109,020,547 State Street Bank and Trust               01/25/19       389,739
USD          6,729,331 GBP          5,226,007 Citibank, N.A.                            01/28/19        18,519
                                                                                                    ----------
TOTAL APPRECIATION                                                                                  $5,587,337
AUD          3,035,300 USD          2,182,760 Citibank, N.A.                            11/05/18    $  (33,234)
EUR          1,133,045 USD          1,321,211 National Australia Bank Ltd.              01/04/19       (30,167)
USD         10,514,782 EUR          9,218,522 HSBC Bank                                 01/25/19        (8,222)
                                                                                                    ----------
TOTAL (DEPRECIATION)                                                                                $  (71,623)
                                                                                                    ----------
TOTAL APPRECIATION
  (DEPRECIATION)                                                                                    $5,515,714
                                                                                                    ==========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------
                                           LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                           ------- ------------ ------- ------------
Bonds
   Australia..............................   --    $ 47,452,906   --    $ 47,452,906
   Belgium................................   --       2,284,388   --       2,284,388
   Canada.................................   --     115,649,965   --     115,649,965
   Denmark................................   --       7,871,069   --       7,871,069
   Finland................................   --      11,600,039   --      11,600,039
   France.................................   --      69,896,068   --      69,896,068
   Germany................................   --      89,002,432   --      89,002,432
   Ireland................................   --      10,117,883   --      10,117,883
   Italy..................................   --       2,899,764   --       2,899,764
   Japan..................................   --      12,976,465   --      12,976,465
   Luxembourg.............................   --      37,160,204   --      37,160,204
   Netherlands............................   --      60,190,551   --      60,190,551
   Norway.................................   --      12,879,026   --      12,879,026
   S.Georgia/S.San........................   --       1,149,262   --       1,149,262
   Spain..................................   --       6,331,918   --       6,331,918
   Supranational Organization Obligations.   --      63,477,485   --      63,477,485
   Sweden.................................   --      84,233,877   --      84,233,877
   Switzerland............................   --       6,497,379   --       6,497,379
   United Kingdom.........................   --      28,633,847   --      28,633,847
   United States..........................   --     431,416,662   --     431,416,662
U.S. Treasury Obligations.................   --      89,100,000   --      89,100,000

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Securities Lending Collateral....   --    $   10,690,748   --    $   10,690,748
Forward Currency Contracts**.....   --         5,515,714   --         5,515,714
                                    --    --------------   --    --------------
TOTAL............................   --    $1,207,027,652   --    $1,207,027,652
                                    ==    ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
BONDS -- (99.6%)
AUSTRALIA -- (5.5%)
ASB Finance, Ltd.
    0.500%, 06/10/22................................................. EUR  41,239 $ 46,732,489
Australia & New Zealand Banking Group, Ltd.
    2.625%, 11/09/22.................................................      98,167   94,242,818
Commonwealth Bank of Australia
W   2.750%, 03/10/22.................................................      92,078   89,311,822
    0.500%, 07/11/22................................................. EUR  16,950   19,266,213
National Australia Bank, Ltd.
    2.800%, 01/10/22.................................................     147,432  143,609,561
    0.875%, 01/20/22................................................. EUR   9,168   10,554,802
    2.500%, 05/22/22.................................................     112,927  108,051,937
    0.350%, 09/07/22................................................. EUR  27,190   30,660,980
Westpac Banking Corp.
    2.000%, 08/19/21.................................................      40,049   38,356,112
    2.800%, 01/11/22.................................................     187,511  182,666,665
    0.250%, 01/17/22................................................. EUR  11,762   13,284,931
    2.500%, 06/28/22.................................................      33,886   32,546,027
    2.625%, 12/14/22................................................. GBP   5,416    7,153,744
                                                                                  ------------
TOTAL AUSTRALIA......................................................              816,438,101
                                                                                  ------------
AUSTRIA -- (3.0%)
Oesterreichische Kontrollbank AG
    0.750%, 03/07/22................................................. GBP   8,000   10,066,799
Republic of Austria Government Bond
W   0.000%, 07/15/23................................................. EUR 384,000  436,508,727
                                                                                  ------------
TOTAL AUSTRIA........................................................              446,575,526
                                                                                  ------------
BELGIUM -- (2.7%)
Kingdom of Belgium Government Bond
    2.250%, 06/22/23................................................. EUR 318,000  399,237,433
                                                                                  ------------
CANADA -- (18.0%)
Bank of Montreal
    1.880%, 03/31/21................................................. CAD  56,000   41,475,605
#   1.900%, 08/27/21.................................................      31,907   30,586,038
Bank of Nova Scotia (The)
#   2.700%, 03/07/22.................................................     173,468  168,837,731
Canada Housing Trust No. 1
    1.750%, 06/15/22................................................. CAD 117,000   86,158,464
    2.400%, 12/15/22................................................. CAD 141,000  105,958,054
CPPIB Capital, Inc.
W   2.250%, 01/25/22.................................................      63,442   61,581,755
    2.250%, 01/25/22.................................................      48,130   46,718,733

                                                                           FACE
                                                                          AMOUNT^     VALUE+
                                                                          ------- --------------
                                                                           (000)
CANADA -- (Continued)
Province of Alberta Canada
    1.350%, 09/01/21................................................. CAD 226,500 $  166,085,089
    2.550%, 12/15/22................................................. CAD  23,000     17,300,186
Province of British Columbia Canada
    3.250%, 12/18/21................................................. CAD  63,000     48,731,262
    2.700%, 12/18/22................................................. CAD  84,000     63,649,087
Province of Manitoba Canada
    1.550%, 09/05/21................................................. CAD  14,600     10,759,716
#   2.125%, 05/04/22.................................................      61,500     59,019,737
    2.550%, 06/02/23................................................. CAD   5,000      3,747,921
Province of Ontario Canada
#   2.400%, 02/08/22.................................................     130,769    127,109,945
    1.350%, 03/08/22................................................. CAD  80,000     58,129,667
    3.150%, 06/02/22................................................. CAD 271,950    209,232,829
Province of Quebec Canada
    4.250%, 12/01/21................................................. CAD  58,000     46,139,177
    2.375%, 01/31/22.................................................     139,636    135,906,170
    0.875%, 05/24/22................................................. GBP  11,551     14,525,159
    3.500%, 12/01/22................................................. CAD 265,200    206,924,292
Royal Bank of Canada
    2.500%, 01/19/21.................................................      42,368     41,590,043
    2.860%, 03/04/21................................................. CAD  19,000     14,396,240
    2.030%, 03/15/21................................................. CAD  90,500     67,290,148
#   2.750%, 02/01/22.................................................      76,944     75,189,381
    1.968%, 03/02/22................................................. CAD 304,434    222,947,116
    2.000%, 03/21/22................................................. CAD  30,000     21,973,869
Toronto-Dominion Bank (The)
    1.693%, 04/02/20                                                  CAD   6,500      4,863,656
    2.125%, 04/07/21.................................................     103,746    100,827,625
#   1.800%, 07/13/21.................................................      41,938     40,280,647
    2.621%, 12/22/21................................................. CAD  57,179     42,858,298
    1.994%, 03/23/22................................................. CAD 313,467    229,917,073
    3.005%, 05/30/23................................................. CAD  33,000     24,835,041
Total Capital Canada, Ltd............................................
    1.125%, 03/18/22................................................. EUR  21,600     25,330,094
Toyota Credit Canada, Inc.
    2.020%, 02/28/22................................................. CAD  43,966     32,143,322
    2.350%, 07/18/22................................................. CAD  34,200     25,140,877
                                                                                  --------------
TOTAL CANADA.........................................................              2,678,160,047
                                                                                  --------------
DENMARK -- (1.0%)
Kommunekredit
    0.000%, 09/08/22................................................. EUR  33,405     37,782,987
    0.250%, 03/29/23................................................. EUR  66,308     75,474,191
    0.250%, 05/15/23................................................. EUR  36,868     41,921,578
                                                                                  --------------
TOTAL DENMARK........................................................                155,178,756
                                                                                  --------------

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      ------- --------------
                                                       (000)
FINLAND -- (4.0%)
Finland Government Bond
W   1.500%, 04/15/23............................. EUR 234,300 $  284,727,768
W   0.000%, 09/15/23............................. EUR 119,200    135,367,542
Municipality Finance P.L.C.
    1.250%, 12/07/22............................. GBP  39,634     50,561,352
Nordea Bank AB
    2.375%, 06/02/22............................. GBP   9,480     12,399,806
    0.300%, 06/30/22............................. EUR   6,300      7,129,889
    3.250%, 07/05/22............................. EUR  13,403     16,780,966
OP Corporate Bank P.L.C.
    0.750%, 03/03/22............................. EUR  56,018     64,404,029
    2.500%, 05/20/22............................. GBP   2,550      3,356,333
    0.375%, 10/11/22............................. EUR  16,840     19,040,243
                                                              --------------
TOTAL FINLAND....................................                593,767,928
                                                              --------------
FRANCE -- (9.6%)
Agence Francaise de Developpement
    0.125%, 04/30/22............................. EUR  48,200     54,827,735
    0.500%, 10/25/22............................. EUR  19,600     22,559,364
Caisse d'Amortissement de la Dette Sociale
    0.125%, 11/25/22............................. EUR 298,200    340,147,648
    0.500%, 05/25/23............................. EUR  25,500     29,442,906
    0.125%, 10/25/23............................. EUR  26,800     30,308,890
Dexia Credit Local SA
    0.875%, 09/07/21............................. GBP   4,600      5,799,704
    1.875%, 09/15/21.............................      10,742     10,332,794
    0.625%, 01/21/22............................. EUR  22,650     26,163,824
    0.250%, 06/02/22............................. EUR  29,400     33,524,628
    1.125%, 06/15/22............................. GBP  20,100     25,403,615
    2.375%, 09/20/22.............................       2,700      2,599,212
    0.750%, 01/25/23............................. EUR  60,100     69,663,884
    0.250%, 06/01/23............................. EUR   6,600      7,474,640
French Republic Government Bond OAT
    0.000%, 03/25/23............................. EUR 178,000    202,456,112
    1.750%, 05/25/23............................. EUR 170,925    209,935,630
Sanofi
    0.000%, 09/13/22............................. EUR  12,200     13,720,376
    0.500%, 03/21/23............................. EUR 107,300    122,664,736
Total Capital International SA
    2.750%, 06/19/21.............................      10,359     10,229,097
    2.875%, 02/17/22.............................      45,674     44,850,671
    2.125%, 03/15/23............................. EUR   3,200      3,914,255
    0.250%, 07/12/23............................. EUR   2,000      2,257,750
Unedic Asseo
    0.875%, 10/25/22............................. EUR 127,900    149,973,084
    2.250%, 04/05/23............................. EUR   2,000      2,483,712
                                                              --------------
TOTAL FRANCE.....................................              1,420,734,267
                                                              --------------

                                                         FACE
                                                        AMOUNT^     VALUE+
                                                        ------- --------------
                                                         (000)
GERMANY -- (9.5%)
Bayerische Landesbodenkreditanstalt
     2.500%, 02/09/22.............................. EUR  19,829 $   24,360,056
Bundesobligation
     0.000%, 04/14/23.............................. EUR  41,000     47,005,866
Deutsche Bahn Finance GMBH
     2.500%, 09/12/23.............................. EUR   1,000      1,256,129
FMS Wertmanagement
     1.125%, 09/07/23.............................. GBP  20,300     25,671,125
FMS Wertmanagement AoeR
     1.000%, 09/07/22.............................. GBP  11,000     13,920,670
Kreditanstalt fuer Wiederaufbau
     0.125%, 02/24/23.............................. EUR 198,227    225,704,661
     0.125%, 06/07/23.............................. EUR  42,000     47,754,464
     2.125%, 08/15/23.............................. EUR  57,114     71,023,362
     0.000%, 09/15/23.............................. EUR  64,073     72,214,524
Landeskreditbank Baden- Wuerttemberg Foerderbank
     0.875%, 03/07/22.............................. GBP   5,485      6,929,616
Landwirtschaftliche Rentenbank
     0.050%, 06/12/23.............................. EUR 117,000    132,275,723
NRW Bank
     0.000%, 08/10/22.............................. EUR  33,000     37,395,776
     0.000%, 11/11/22.............................. EUR 128,540    145,420,825
     0.125%, 03/10/23.............................. EUR  89,000    100,987,029
     0.125%, 07/07/23.............................. EUR 110,300    124,675,224
State of North Rhine- Westphalia Germany
     0.000%, 12/05/22.............................. EUR 117,200    132,696,310
     0.375%, 02/16/23.............................. EUR 106,009    121,792,350
     0.125%, 03/16/23.............................. EUR  27,260     30,961,606
     0.200%, 04/17/23.............................. EUR  39,500     44,971,127
                                                                --------------
TOTAL GERMANY......................................              1,407,016,443
                                                                --------------
JAPAN -- (0.1%)
Toyota Credit Canada, Inc.
     2.200%, 02/25/21.............................. CAD  13,000      9,686,232
                                                                --------------
LUXEMBOURG -- (3.0%)
European Financial Stability Facility
     0.000%, 11/17/22.............................. EUR 251,238    284,886,366
     0.500%, 01/20/23.............................. EUR  44,500     51,410,294
     0.125%, 10/17/23.............................. EUR  58,000     65,508,332
Nestle Finance International, Ltd.
     0.750%, 11/08/21.............................. EUR   5,762      6,671,627
     1.750%, 09/12/22.............................. EUR  12,765     15,355,736
     0.750%, 05/16/23.............................. EUR   4,500      5,189,466

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                           FACE
                                                                          AMOUNT^     VALUE+
                                                                          ------- --------------
                                                                           (000)
LUXEMBOURG -- (Continued)
Novartis Finance SA
    0.500%, 08/14/23................................................. EUR  16,000 $   18,293,517
                                                                                  --------------
TOTAL LUXEMBOURG.....................................................                447,315,338
                                                                                  --------------
NETHERLANDS -- (8.6%)
Bank Nederlandse Gemeenten NV
    1.000%, 06/17/22................................................. GBP  15,457     19,561,902
    2.250%, 08/30/22................................................. EUR   4,445      5,470,187
    0.250%, 02/22/23................................................. EUR  59,000     67,404,285
BNG Bank NV
    1.000%, 03/15/22................................................. GBP   5,030      6,375,129
    0.500%, 08/26/22................................................. EUR  39,664     45,806,880
    0.050%, 07/11/23................................................. EUR 160,891    181,497,571
Cooperatieve Rabobank UA
    0.125%, 10/11/21................................................. EUR  18,733     21,243,697
    2.750%, 01/10/22.................................................     143,170    139,174,810
    3.875%, 02/08/22.................................................      55,157     55,455,396
    4.750%, 06/06/22................................................. EUR  35,519     46,685,166
    0.500%, 12/06/22................................................. EUR  22,849     26,076,512
Nederlandse Waterschapsbank NV
    3.000%, 03/28/22................................................. EUR  20,100     25,136,241
    0.500%, 10/27/22................................................. EUR  19,920     22,992,479
    0.500%, 01/19/23................................................. EUR  13,300     15,345,710
Netherlands Government Bond
W   1.750%, 07/15/23................................................. EUR 216,000    266,712,788
Roche Finance Europe BV
    0.500%, 02/27/23................................................. EUR   6,000      6,898,792
Shell International Finance BV
    2.250%, 11/10/20.................................................      31,806     31,227,767
#   1.875%, 05/10/21.................................................      80,190     77,488,838
    1.750%, 09/12/21.................................................      61,239     58,694,698
    1.250%, 03/15/22................................................. EUR  43,106     50,722,011
    1.000%, 04/06/22................................................. EUR  51,086     59,579,185
#   2.375%, 08/21/22.................................................      49,628     47,846,273
                                                                                  --------------
TOTAL NETHERLANDS....................................................              1,277,396,317
                                                                                  --------------
NEW ZEALAND -- (0.2%)
ANZ New Zealand International, Ltd.
    0.400%, 03/01/22................................................. EUR  27,377     30,948,443
                                                                                  --------------
NORWAY -- (3.6%)
Equinor ASA
    3.150%, 01/23/22.................................................      22,182     21,976,647
    0.875%, 02/17/23................................................. EUR  28,954     33,515,784
Kommunalbanken A.S.
    1.125%, 11/30/22................................................. GBP  38,594     48,987,470

                                                                            FACE
                                                                           AMOUNT^      VALUE+
                                                                          --------- --------------
                                                                            (000)
NORWAY -- (Continued)
Norway Government Bond
W   2.000%, 05/24/23................................................. NOK 3,596,000 $  435,041,860
                                                                                    --------------
TOTAL NORWAY                                                                           539,521,761
                                                                                    --------------
SINGAPORE -- (0.0%)
Temasek Financial I, Ltd.
    0.500%, 03/01/22................................................. EUR     1,802      2,067,392
    4.625%, 07/26/22................................................. GBP     4,200      5,980,551
                                                                                    --------------
TOTAL SINGAPORE......................................................                    8,047,943
                                                                                    --------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (7.3%)
Asian Development Bank
    1.000%, 12/15/22................................................. GBP    22,333     28,286,164
    0.200%, 05/25/23................................................. EUR   194,378    221,355,148
Council Of Europe
Development Bank
    0.375%, 10/27/22................................................. EUR    39,747     45,766,416
    0.125%, 05/25/23................................................. EUR    80,670     91,613,950
Eurofima
    0.250%, 04/25/23................................................. EUR     3,373      3,821,576
European Investment Bank
    2.500%, 10/31/22................................................. GBP    46,000     61,637,824
    2.375%, 01/18/23................................................. CAD     8,000      5,983,468
    1.625%, 03/15/23................................................. EUR    81,786     99,042,500
    0.000%, 10/16/23................................................. EUR    39,214     44,123,806
European Stability Mechanism
    0.000%, 10/18/22................................................. EUR   173,468    196,555,217
    0.100%, 07/31/23................................................. EUR   200,236    226,585,999
International Bank for Reconstruction & Development
    1.000%, 12/19/22................................................. GBP    34,750     44,030,895
Nordic Investment Bank
    1.500%, 08/31/22................................................. NOK   100,000     11,788,298
    1.375%, 06/19/23................................................. NOK    47,000      5,467,490
                                                                                    --------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........................                1,086,058,751
                                                                                    --------------
SWEDEN -- (7.5%)
Kommuninvest I Sverige AB
    1.000%, 09/15/21................................................. SEK   210,000     23,458,527
    0.250%, 06/01/22................................................. SEK 2,880,000    313,337,039
    0.750%, 02/22/23................................................. SEK   985,000    108,478,895
Skandinaviska Enskilda Banken AB
    0.300%, 02/17/22................................................. EUR    31,728     36,001,632
    1.250%, 08/05/22................................................. GBP     5,351      6,726,864
Svensk Exportkredit AB
    2.375%, 03/09/22.................................................         8,582      8,357,182
    1.375%, 12/15/22................................................. GBP    31,487     40,388,482

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                            FACE
                                                                           AMOUNT^      VALUE+
                                                                          --------- --------------
                                                                            (000)
SWEDEN -- (Continued)
Svenska Handelsbanken AB
    2.375%, 01/18/22................................................. GBP     1,000 $    1,306,749
    0.250%, 02/28/22................................................. EUR    57,386     65,021,737
    2.625%, 08/23/22................................................. EUR    10,905     13,416,861
    2.750%, 12/05/22................................................. GBP     5,000      6,659,449
    1.125%, 12/14/22................................................. EUR    53,008     61,740,810
Sweden Government Bond
    3.500%, 06/01/22................................................. SEK 3,456,000    427,003,686
                                                                                    --------------
TOTAL SWEDEN.........................................................                1,111,897,913
                                                                                    --------------
UNITED KINGDOM -- (0.2%)
Transport for London
    2.250%, 08/09/22................................................. GBP    19,458     25,585,672
                                                                                    --------------
UNITED STATES -- (15.8%)
3M Co.
    0.375%, 02/15/22................................................. EUR    55,027     62,781,333
    0.950%, 05/15/23................................................. EUR     6,000      6,981,566
Apple, Inc.
    2.250%, 02/23/21.................................................         2,467      2,418,145
    2.500%, 02/09/22.................................................        97,478     94,990,503
    2.300%, 05/11/22.................................................        33,200     32,041,016
    2.100%, 09/12/22.................................................         5,415      5,166,888
    1.000%, 11/10/22................................................. EUR    27,825     32,669,135
Berkshire Hathaway, Inc.
    2.200%, 03/15/21.................................................        42,352     41,501,148
    3.400%, 01/31/22.................................................        38,959     39,064,893
    0.625%, 01/17/23................................................. EUR    13,273     15,140,467
    0.750%, 03/16/23................................................. EUR    21,058     24,059,096
Chevron Corp.
    2.100%, 05/16/21.................................................        63,875     61,992,412
    2.411%, 03/03/22.................................................        21,209     20,592,272
    2.498%, 03/03/22.................................................        78,872     76,711,760
#   2.355%, 12/05/22.................................................        10,000      9,596,557
Cisco Systems, Inc.
    2.200%, 02/28/21.................................................        31,517     30,765,650
    1.850%, 09/20/21.................................................        94,484     90,763,842
Coca-Cola Co. (The)
    1.550%, 09/01/21.................................................        26,459     25,297,640
#   3.300%, 09/01/21.................................................        27,889     28,062,815
    2.200%, 05/25/22.................................................        30,592     29,521,513
    1.125%, 09/22/22................................................. EUR    28,226     33,029,681
    0.750%, 03/09/23................................................. EUR    60,770     69,871,889
Colgate-Palmolive Co.
    2.300%, 05/03/22.................................................        30,897     29,799,721
Exxon Mobil Corp.
    2.397%, 03/06/22.................................................        10,416     10,093,864
International Business Machines Corp.
    2.500%, 01/27/22.................................................        93,875     90,899,996

                                                                              FACE
                                                                             AMOUNT^      VALUE+
                                                                            --------- ---------------
                                                                              (000)
UNITED STATES -- (Continued)
Johnson & Johnson
      0.250%, 01/20/22................................................. EUR    38,623 $    44,004,458
      2.250%, 03/03/22.................................................        44,395      43,124,173
Merck & Co., Inc.
      1.125%, 10/15/21................................................. EUR    18,277      21,326,593
      2.350%, 02/10/22.................................................        94,738      91,923,595
Microsoft Corp.
      2.125%, 12/06/21................................................. EUR     5,419       6,514,707
      2.400%, 02/06/22.................................................         8,922       8,688,942
      2.375%, 02/12/22.................................................        18,644      18,127,031
Nestle Holdings, Inc.
      2.375%, 01/18/22.................................................        15,872      15,461,899
Novartis Capital Corp.
      2.400%, 05/17/22.................................................        28,465      27,520,110
Oracle Corp.
#     2.800%, 07/08/21.................................................        52,678      52,000,834
      1.900%, 09/15/21.................................................       221,610     212,833,550
      2.500%, 05/15/22.................................................        79,485      76,940,691
Pfizer, Inc.
#     1.950%, 06/03/21.................................................        89,250      86,637,753
      2.200%, 12/15/21.................................................        57,616      55,925,594
      0.250%, 03/06/22................................................. EUR    88,008     100,075,738
Procter & Gamble Co. (The)
#     1.700%, 11/03/21.................................................        17,003      16,282,432
      2.150%, 08/11/22.................................................       112,947     108,487,974
      2.000%, 08/16/22................................................. EUR    23,959      28,918,725
Toyota Motor Credit Corp.
#     1.900%, 04/08/21.................................................       128,749     124,451,330
      2.750%, 05/17/21.................................................        34,800      34,337,826
      2.600%, 01/11/22.................................................        97,596      95,267,645
#     3.300%, 01/12/22.................................................        27,558      27,507,212
      2.800%, 07/13/22.................................................        31,545      30,808,584
      0.750%, 07/21/22................................................. EUR    27,550      31,738,114
      2.375%, 02/01/23................................................. EUR    13,707      16,789,800
Walmart, Inc.
      1.900%, 04/08/22................................................. EUR     5,000       5,987,745
      1.900%, 04/08/22................................................. EUR     3,500       4,191,421
TOTAL UNITED STATES....................................................                 2,349,688,278
                                                                                      ---------------
TOTAL BONDS............................................................                14,803,255,149
                                                                                      ---------------

                                                                             SHARES
                                                                            ---------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)  DFA Short Term Investment Fund...................................     4,902,163      56,718,031
                                                                                      ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $15,471,633,711)...............................................               $14,859,973,180
                                                                                      ===============

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

As of October 31, 2018, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                        UNREALIZED
                                                                                         FOREIGN
                                                                                         EXCHANGE
                                                                           SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD               COUNTERPARTY                 DATE    (DEPRECIATION)
------------------  ---------------- ------------------------------------- ---------- --------------
AUD     10,155,743  USD    7,190,368 UBS AG                                 12/20/18    $    5,197
AUD      8,144,274  USD    5,768,215 Citibank, N.A.                         12/20/18         2,181
EUR      2,646,171  USD    3,008,045 UBS AG                                 12/28/18         4,885
USD     11,046,500  EUR    9,500,000 Citibank, N.A.                         11/01/18       286,322
USD     11,708,852  EUR   10,069,624 Citibank, N.A.                         11/01/18       303,489
USD     18,665,342  EUR   16,000,000 State Street Bank and Trust            11/01/18       542,937
USD     18,944,803  EUR   16,239,276 State Street Bank and Trust            11/01/18       551,381
USD     24,336,954  EUR   20,886,701 State Street Bank and Trust            11/01/18       679,625
USD     64,708,179  EUR   55,462,070 State Street Bank and Trust            11/01/18     1,889,047
USD    139,103,170  CAD  179,769,412 Morgan Stanley and Co. International   11/01/18     2,546,969
USD    138,872,903  EUR  118,957,003 Bank of America Corp.                  11/02/18     4,136,213
USD      3,750,776  CAD    4,931,493 Citibank, N.A.                         11/05/18         4,478
USD      4,382,938  CAD    5,689,340 Citibank, N.A.                         11/05/18        60,927
USD     12,930,951  CAD   16,788,435 Citibank, N.A.                         11/05/18       177,312
USD     18,987,975  CAD   24,528,736 Citibank, N.A.                         11/05/18       354,276
USD     72,658,737  CAD   94,115,552 State Street Bank and Trust            11/05/18     1,162,151
USD    134,651,447  EUR  115,875,562 State Street Bank and Trust            11/05/18     3,374,668
USD     24,199,462  SEK  218,824,045 UBS AG                                 11/06/18       279,893
USD     55,762,019  CAD   73,370,773 Bank of America Corp.                  11/06/18        23,674
USD     55,762,442  CAD   73,370,772 Bank of America Corp.                  11/06/18        24,098
USD     80,306,305  SEK  728,176,938 Barclays Capital                       11/06/18       709,574
USD    134,392,858  EUR  115,056,921 State Street Bank and Trust            11/06/18     4,033,500
USD     28,025,208  SEK  252,534,142 Barclays Capital                       11/07/18       418,672
USD     75,239,827  SEK  684,297,653 Bank of America Corp.                  11/07/18       433,753
USD    140,744,558  EUR  120,606,225 State Street Bank and Trust            11/07/18     4,087,334
USD     31,154,554  EUR   26,794,465 State Street Bank and Trust            11/08/18       791,785
USD    107,575,559  EUR   93,211,402 Bank of America Corp.                  11/08/18     1,950,900
USD    142,677,005  EUR  122,236,182 State Street Bank and Trust            11/09/18     4,151,588
USD     79,428,610  GBP   61,224,837 JP Morgan                              11/13/18     1,134,792
USD    137,058,229  EUR  119,385,165 State Street Bank and Trust            11/13/18     1,722,035
USD    135,688,076  EUR  118,184,945 State Street Bank and Trust            11/14/18     1,702,135
USD    136,730,029  EUR  119,924,315 State Street Bank and Trust            11/15/18       761,685
USD     83,767,630  GBP   64,301,704 State Street Bank and Trust            11/16/18     1,528,456
USD    133,885,081  EUR  117,004,543 State Street Bank and Trust            11/16/18     1,216,901
USD      2,343,120  EUR    2,000,000 Citibank, N.A.                         11/19/18        74,851
USD     67,079,356  EUR   57,404,887 JP Morgan                              11/19/18     1,974,498
USD     67,090,280  EUR   57,404,887 JP Morgan                              11/19/18     1,985,423
USD    149,932,648  CAD  194,896,879 Citibank, N.A.                         11/19/18     1,841,242
USD     14,664,333  EUR   12,500,000 JP Morgan                              11/20/18       486,559
USD     15,218,060  EUR   12,971,560 JP Morgan                              11/20/18       505,433
USD     24,658,528  EUR   20,948,550 JP Morgan                              11/20/18       898,224
USD     24,721,190  EUR   21,000,000 JP Morgan                              11/20/18       902,530
USD     26,719,071  EUR   22,696,386 State Street Bank and Trust            11/20/18       976,333
USD     32,112,531  EUR   27,504,350 JP Morgan                              11/20/18       916,495
USD     80,565,656  GBP   61,849,407 Bank of America Corp.                  11/20/18     1,449,160
USD     67,744,585  EUR   58,165,061 State Street Bank and Trust            11/21/18     1,767,411
USD     67,745,749  EUR   58,165,062 State Street Bank and Trust            11/21/18     1,768,574
USD    110,219,132  SEK  996,450,615 Citibank, N.A.                         11/21/18     1,167,674
USD    140,904,746  EUR  120,798,345 Citibank, N.A.                         11/23/18     3,860,908
USD    142,071,155  EUR  120,454,703 Barclays Capital                       11/26/18     5,385,537
USD     20,266,022  EUR   17,425,224 JP Morgan                              11/27/18       491,274
USD     20,352,080  EUR   17,500,000 State Street Bank and Trust            11/27/18       492,474
USD     33,473,847  EUR   28,660,377 JP Morgan                              11/27/18       949,059
USD     62,484,843  EUR   53,633,700 State Street Bank and Trust            11/27/18     1,619,463
USD    138,868,198  EUR  118,255,255 Citibank, N.A.                         11/28/18     4,657,684

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED



                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                             SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD                COUNTERPARTY                 DATE    (DEPRECIATION)
------------------- ------------------ ------------------------------------- ---------- --------------
USD    144,151,854  EUR    122,560,859 State Street Bank and Trust            11/29/18    $5,044,077
USD     72,716,833  EUR     62,027,244 State Street Bank and Trust            11/30/18     2,309,869
USD     72,731,720  EUR     62,027,244 State Street Bank and Trust            11/30/18     2,324,755
USD    139,219,603  EUR    119,583,204 State Street Bank and Trust            12/03/18     3,449,575
USD      9,624,133  EUR      8,225,206 Bank of America Corp.                  12/04/18       284,497
USD    133,057,662  EUR    114,047,290 State Street Bank and Trust            12/04/18     3,558,152
USD        377,208  EUR        323,479 Citibank, N.A.                         12/05/18         9,860
USD      5,017,863  EUR      4,300,000 Citibank, N.A.                         12/05/18       134,702
USD      5,082,059  EUR      4,354,975 Citibank, N.A.                         12/05/18       136,467
USD     10,178,307  EUR      8,700,000 JP Morgan                              12/05/18       298,423
USD     10,209,848  EUR      8,726,663 JP Morgan                              12/05/18       299,684
USD     23,391,759  EUR     19,988,361 UBS AG                                 12/05/18       692,600
USD     23,405,220  EUR     20,000,000 State Street Bank and Trust            12/05/18       692,843
USD     58,972,186  EUR     50,393,163 Citibank, N.A.                         12/05/18     1,744,760
USD     23,834,155  SEK    216,550,768 Barclays Capital                       12/06/18       102,944
USD    100,609,229  SEK    904,848,113 State Street Bank and Trust            12/06/18     1,449,378
USD    138,770,527  EUR    118,359,542 Bank of America Corp.                  12/06/18     4,343,896
USD    140,678,685  EUR    120,363,494 State Street Bank and Trust            12/07/18     3,960,503
USD    144,778,252  EUR    124,269,018 Bank of America Corp.                  12/10/18     3,575,638
USD    139,720,365  EUR    119,926,394 State Street Bank and Trust            12/11/18     3,436,601
USD    144,865,135  EUR    124,225,929 State Street Bank and Trust            12/12/18     3,679,317
USD    138,688,655  EUR    117,215,086 Bank of America Corp.                  12/13/18     5,455,652
USD    137,181,308  EUR    115,937,745 Citibank, N.A.                         12/14/18     5,385,182
USD    144,572,686  EUR    122,256,374 HSBC Bank                              12/17/18     5,546,115
USD    145,803,425  EUR    123,008,966 National Australia Bank Ltd.           12/18/18     5,905,080
USD     34,933,922  EUR     30,076,133 Barclays Capital                       12/19/18       724,375
USD     66,391,378  EUR     56,177,899 National Australia Bank Ltd.           12/19/18     2,492,855
USD     66,392,502  EUR     56,177,899 National Australia Bank Ltd.           12/19/18     2,493,978
USD     25,276,120  NOK    205,544,781 HSBC Bank                              12/20/18       838,118
USD     31,549,896  NOK    257,235,047 JP Morgan                              12/20/18       966,241
USD     41,685,212  AUD     57,390,944 State Street Bank and Trust            12/20/18     1,022,480
USD     89,537,011  NOK    729,930,839 State Street Bank and Trust            12/20/18     2,752,755
USD    136,737,966  EUR    117,346,836 National Australia Bank Ltd.           12/20/18     3,248,734
USD     19,925,213  NOK    163,391,252 UBS AG                                 12/27/18       491,096
USD     24,775,137  NOK    203,663,308 State Street Bank and Trust            12/27/18       550,973
USD     91,440,020  NOK    741,992,879 Barclays Capital                       12/27/18     3,185,745
USD    136,236,369  EUR    116,625,190 JP Morgan                              12/27/18     3,462,064
USD    142,118,544  EUR    122,274,757 State Street Bank and Trust            12/28/18     2,896,486
USD     74,225,706  EUR     63,769,788 JP Morgan                              01/02/19     1,575,953
USD     74,239,672  EUR     63,769,789 JP Morgan                              01/02/19     1,589,918
USD    138,026,043  EUR    119,041,742 Bank of America Corp.                  01/03/19     2,396,042
USD    137,379,142  EUR    118,537,254 Citibank, N.A.                         01/04/19     2,312,320
USD     59,886,156  CAD     77,698,784 State Street Bank and Trust            01/07/19       778,952
USD     59,895,851  CAD     77,698,784 State Street Bank and Trust            01/07/19       788,646
USD    135,149,077  EUR    117,283,097 Citibank, N.A.                         01/07/19     1,476,832
USD    133,874,977  EUR    117,243,372 Barclays Capital                       01/08/19       236,519
USD      6,206,059  EUR      5,347,565 Citibank, N.A.                         01/09/19       110,177
USD      6,267,478  EUR      5,400,000 Bank of America Corp.                  01/09/19       111,823
USD     22,984,877  NOK    187,186,103 Citibank, N.A.                         01/09/19       706,163
USD    135,488,453  EUR    116,918,367 State Street Bank and Trust            01/09/19     2,208,988
USD    136,673,301  NOK  1,118,335,029 State Street Bank and Trust            01/09/19     3,570,115
USD     21,330,295  EUR     18,572,697 Morgan Stanley and Co. International   01/10/19       156,787
USD    129,653,462  EUR    111,125,221 UBS AG                                 01/10/19     2,966,920
USD     11,100,365  GBP      8,401,127 Citibank, N.A.                         01/11/19       321,325
USD     12,545,490  GBP      9,745,231 Citibank, N.A.                         01/11/19        41,902
USD     13,174,848  GBP      9,997,254 Citibank, N.A.                         01/11/19       347,902
USD     42,725,533  GBP     32,349,592 Citibank, N.A.                         01/11/19     1,219,489
USD    139,101,478  EUR    119,224,388 Bank of America Corp.                  01/11/19     3,169,919

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                             SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD                COUNTERPARTY                 DATE    (DEPRECIATION)
------------------- ------------------ ------------------------------------- ---------- --------------
USD    136,379,053  CAD    179,010,872 UBS AG                                 01/14/19   $    185,521
USD    143,454,352  EUR    122,885,116 National Australia Bank Ltd.           01/14/19      3,312,921
USD     14,634,751  CAD     19,172,218 National Australia Bank Ltd.           01/15/19         48,063
USD     29,433,742  NOK    238,643,175 HSBC Bank                              01/15/19      1,023,425
USD     45,521,531  CAD     59,552,587 UBS AG                                 01/15/19        212,479
USD     74,865,449  EUR     64,092,110 State Street Bank and Trust            01/15/19      1,766,826
USD     74,870,802  EUR     64,092,111 UBS AG                                 01/15/19      1,772,178
USD     83,097,251  GBP     62,534,063 JP Morgan                              01/15/19      2,847,358
USD    119,361,132  SEK  1,058,648,138 Citibank, N.A.                         01/16/19      2,808,421
USD    138,302,739  EUR    118,997,634 Bank of America Corp.                  01/16/19      2,571,343
USD    149,227,633  CAD    193,216,208 Bank of America Corp.                  01/16/19      2,221,596
USD     15,513,233  EUR     13,500,000 Barclays Capital                       01/17/19        113,503
USD    132,261,803  CAD    172,052,634 UBS AG                                 01/17/19      1,355,605
USD    135,033,047  EUR    116,859,825 Bank of America Corp.                  01/17/19      1,728,615
USD      2,319,916  EUR      2,000,000 UBS AG                                 01/18/19         38,278
USD     69,775,636  EUR     60,150,000 JP Morgan                              01/18/19      1,155,376
USD     71,874,169  EUR     61,962,253 UBS AG                                 01/18/19      1,186,456
USD    112,275,596  SEK  1,003,918,527 Bank of America Corp.                  01/18/19      1,730,092
USD    143,112,641  CAD    186,248,509 UBS AG                                 01/18/19      1,403,144
USD     19,218,548  CAD     25,123,585 National Australia Bank Ltd.           01/22/19        101,675
USD     97,778,961  CAD    127,703,528 State Street Bank and Trust            01/22/19        607,636
USD    143,729,714  EUR    124,004,022 State Street Bank and Trust            01/22/19      2,214,863
USD      4,141,860  CAD      5,432,033 HSBC Bank                              01/23/19          8,484
USD     45,525,115  CAD     59,552,587 UBS AG                                 01/23/19        209,995
USD    135,998,771  EUR    117,523,663 Citibank, N.A.                         01/23/19      1,867,835
USD    118,124,811  CAD    154,312,583 State Street Bank and Trust            01/24/19        702,367
USD    138,173,995  EUR    120,336,639 Morgan Stanley and Co. International   01/24/19        820,756
USD     16,098,796  EUR     14,000,000 JP Morgan                              01/25/19        117,704
USD     77,212,960  GBP     60,065,657 UBS AG                                 01/25/19         92,905
USD    114,123,429  SEK  1,030,529,199 Citibank, N.A.                         01/25/19        581,946
USD    116,702,389  CAD    151,920,253 State Street Bank and Trust            01/25/19      1,098,427
USD    132,558,340  EUR    115,202,456 State Street Bank and Trust            01/25/19      1,053,978
USD    134,805,725  EUR    117,321,736 State Street Bank and Trust            01/28/19        847,587
USD    141,259,411  CAD    184,636,362 State Street Bank and Trust            01/28/19        753,016
USD    137,734,880  CAD    180,379,734 State Street Bank and Trust            01/29/19        465,438
USD    143,318,834  EUR    125,116,891 State Street Bank and Trust            01/29/19        447,870
USD    136,022,456  EUR    118,957,003 State Street Bank and Trust            01/30/19        173,766
                                                                                         ------------
TOTAL APPRECIATION                                                                       $229,904,249
AUD     21,808,251  USD     15,526,428 Citibank, N.A.                         12/20/18   $    (74,808)
AUD     10,166,639  USD      7,245,682 Bank of America Corp.                  12/20/18        (42,397)
AUD      5,117,223  USD      3,627,461 UBS AG                                 12/20/18         (1,797)
AUD      1,998,814  USD      1,437,954 Citibank, N.A.                         12/20/18        (21,751)
CAD    179,769,412  USD    137,012,435 State Street Bank and Trust            11/01/18       (456,233)
EUR    125,116,891  USD    142,130,286 State Street Bank and Trust            11/01/18       (416,596)
EUR      2,898,550  USD      3,394,137 National Australia Bank Ltd.           11/01/18       (111,094)
EUR        142,230  USD        166,748 Citibank, N.A.                         11/01/18         (5,651)
EUR    118,957,003  USD    134,907,948 State Street Bank and Trust            11/02/18       (171,257)
EUR      7,594,475  USD      8,791,319 Bank of America Corp.                  12/19/18       (153,122)
EUR      7,000,000  USD      8,102,660 Citibank, N.A.                         12/19/18       (140,638)
EUR      5,346,537  USD      6,159,292 Citibank, N.A.                         12/19/18        (77,972)
EUR     17,357,641  USD     20,188,273 UBS AG                                 12/27/18       (427,116)
EUR      4,371,581  USD      5,055,436 UBS AG                                 12/28/18        (77,953)
EUR      4,366,000  USD      5,048,535 Morgan Stanley and Co. International   12/28/18        (77,407)
EUR      4,365,000  USD      5,046,497 Citibank, N.A.                         12/28/18        (76,508)
EUR      4,364,000  USD      5,045,520 Morgan Stanley and Co. International   12/28/18        (76,669)
EUR        237,363  USD        271,567 Citibank, N.A.                         01/09/19           (988)
EUR         93,260  USD        106,949 Citibank, N.A.                         01/09/19           (638)

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                     UNREALIZED
                                                                      FOREIGN
                                                                      EXCHANGE
                                                        SETTLEMENT  APPRECIATION
  CURRENCY PURCHASED    CURRENCY SOLD    COUNTERPARTY      DATE    (DEPRECIATION)
  -------------------  ---------------- --------------- ---------- --------------
  EUR       2,385,140  USD    2,755,265 HSBC Bank        01/15/19   $    (34,954)
  USD     105,808,801  SEK  962,793,115 Citibank, N.A.   01/24/19       (260,884)
                                                                    ------------
  TOTAL (DEPRECIATION)                                               $ (2,706,433
                                                                    ------------
  TOTAL APPRECIATION (DEPRECIATION)                                 $227,197,816
                                                                    ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------------
                                           LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                           ------- --------------- ------- ---------------
Bonds
   Australia..............................   --    $   816,438,101   --    $   816,438,101
   Austria................................   --        446,575,526   --        446,575,526
   Belgium................................   --        399,237,433   --        399,237,433
   Canada.................................   --      2,678,160,047   --      2,678,160,047
   Denmark................................   --        155,178,756   --        155,178,756
   Finland................................   --        593,767,928   --        593,767,928
   France.................................   --      1,420,734,267   --      1,420,734,267
   Germany................................   --      1,407,016,443   --      1,407,016,443
   Japan..................................   --          9,686,232   --          9,686,232
   Luxembourg.............................   --        447,315,338   --        447,315,338
   Netherlands............................   --      1,277,396,317   --      1,277,396,317
   New Zealand............................   --         30,948,443   --         30,948,443
   Norway.................................   --        539,521,761   --        539,521,761
   Singapore..............................   --          8,047,943   --          8,047,943
   Supranational Organization Obligations.   --      1,086,058,751   --      1,086,058,751
   Sweden.................................   --      1,111,897,913   --      1,111,897,913
   United Kingdom.........................   --         25,585,672   --         25,585,672
   United States..........................   --      2,349,688,278   --      2,349,688,278
Securities Lending Collateral.............   --         56,718,031   --         56,718,031
Forward Currency Contracts**..............   --        227,197,816   --        227,197,816
                                             --    ---------------   --    ---------------
TOTAL.....................................   --    $15,087,170,996   --    $15,087,170,996
                                             ==    ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018


                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
BONDS -- (99.8%)
AUSTRIA -- (3.3%)
Republic of Austria Government Bond
W   0.750%, 02/20/28................................................. EUR  31,000 $ 35,572,130
                                                                                  ------------
BELGIUM -- (3.6%)
Kingdom of Belgium Government Bond
W   0.800%, 06/22/27................................................. EUR   1,300    1,490,851
W   0.800%, 06/22/28................................................. EUR   2,500    2,837,133
W   1.000%, 06/22/31................................................. EUR  31,300   35,233,891
                                                                                  ------------
TOTAL BELGIUM........................................................               39,561,875
                                                                                  ------------
CANADA -- (12.2%)
Province of Alberta Canada
    2.900%, 09/20/29................................................. CAD  10,300    7,588,646
    3.500%, 06/01/31................................................. CAD   5,000    3,895,856
Province of British Columbia
    Canada
    5.700%, 06/18/29................................................. CAD  21,958   20,530,384
Province of Manitoba Canada
    3.250%, 09/05/29................................................. CAD  37,700   28,534,528
Province of Ontario Canada
    6.500%, 03/08/29................................................. CAD  19,600   19,165,702
Province of Quebec Canada
    0.875%, 05/04/27................................................. EUR  32,763   37,177,378
    0.875%, 07/05/28................................................. EUR   3,000    3,355,596
Province of Saskatchewan
    Canada
    6.400%, 09/05/31................................................. CAD  13,000   13,123,636
                                                                                  ------------
TOTAL CANADA.........................................................              133,371,726
                                                                                  ------------
DENMARK -- (3.8%)
Denmark Government Bond
    0.500%, 11/15/27................................................. DKK 269,500   41,507,803
                                                                                  ------------
FINLAND -- (3.3%)
Finland Government Bond
W   2.750%, 07/04/28................................................. EUR  26,850   36,564,245
                                                                                  ------------
FRANCE -- (23.6%)
Agence Francaise de Developpement
    1.000%, 01/31/28................................................. EUR  28,000   32,057,357
    0.875%, 05/25/31................................................. EUR   5,500    6,003,879
Caisse d'Amortissement de la Dette Sociale
    4.000%, 12/15/25................................................. EUR   4,400    6,233,743
Dexia Credit Local SA
    1.000%, 10/18/27................................................. EUR  32,450   36,947,943

                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
FRANCE -- (Continued)
French Republic Government Bond OAT
    2.750%, 10/25/27................................................. EUR  30,126 $ 40,618,578
    0.750%, 05/25/28................................................. EUR  60,600   69,034,107
SNCF Mobilites
    5.375%, 03/18/27................................................. GBP  12,566   20,232,489
SNCF Reseau EPIC
    3.125%, 10/25/28................................................. EUR   6,600    9,057,904
    5.250%, 12/07/28................................................. GBP  16,713   27,623,672
Unedic Asseo
    1.500%, 04/20/32................................................. EUR   9,000   10,685,676
                                                                                  ------------
TOTAL FRANCE.........................................................              258,495,348
                                                                                  ------------
GERMANY -- (7.7%)
Deutsche Bahn Finance GMBH
    3.125%, 07/24/26................................................. GBP  15,550   21,667,400
    0.625%, 09/26/28................................................. EUR   1,000    1,093,184
Kreditanstalt fuer Wiederaufbau
    2.050%, 02/16/26................................................. JPY 399,000    4,067,374
    2.050%, 02/16/26................................................. JPY  36,000      366,981
    0.500%, 09/15/27................................................. EUR  29,900   33,384,532
State of North Rhine-Westphalia Germany
    0.500%, 02/16/27................................................. EUR  15,440   17,295,997
    0.950%, 03/13/28................................................. EUR   6,000    6,907,532
                                                                                  ------------
TOTAL GERMANY........................................................               84,783,000
                                                                                  ------------
LUXEMBOURG -- (3.5%)
European Financial Stability Facility
    0.875%, 07/26/27................................................. EUR  33,000   37,734,641
                                                                                  ------------
NETHERLANDS -- (6.0%)
BNG Bank NV
    0.625%, 06/19/27................................................. EUR  10,125   11,373,748
    0.750%, 01/11/28................................................. EUR  12,300   13,865,174
Nederlandse Waterschapsbank NV
    1.000%, 03/01/28................................................. EUR   7,600    8,754,481
    0.500%, 04/29/30................................................. EUR   2,500    2,659,072
Netherlands Government Bond
W   0.750%, 07/15/27................................................. EUR   3,000    3,496,152
    5.500%, 01/15/28................................................. EUR  15,250   25,237,460
                                                                                  ------------
TOTAL NETHERLANDS                                                                   65,386,087
                                                                                  ------------

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                          --------- ------------
                                                                            (000)
NORWAY -- (4.3%)
Kommunalbanken A.S.
    0.625%, 04/20/26................................................. EUR    14,000 $ 15,843,055
Norway Government Bond
W   1.500%, 02/19/26................................................. NOK   270,000   31,342,331
                                                                                    ------------
TOTAL NORWAY                                                                          47,185,386
                                                                                    ------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (14.5%)
African Development Bank
    0.875%, 05/24/28................................................. EUR     7,535    8,550,284
Asian Development Bank
    2.350%, 06/21/27................................................. JPY 3,350,000   35,519,233
Council Of Europe
Development Bank
    0.750%, 01/24/28................................................. EUR     9,500   10,773,090
European Investment Bank
    1.250%, 05/12/25................................................. SEK    50,000    5,595,723
    1.250%, 05/12/25................................................. SEK    25,000    2,797,861
    1.900%, 01/26/26................................................. JPY 1,778,200   17,921,486
    2.150%, 01/18/27................................................. JPY   517,100    5,374,187
    1.375%, 05/12/28................................................. SEK    30,000    3,308,469
    6.000%, 12/07/28................................................. GBP     1,300    2,309,725
    5.625%, 06/07/32................................................. GBP     1,800    3,307,843
European Stability Mechanism
    0.750%, 03/15/27................................................. EUR    26,500   30,223,240
    0.750%, 09/05/28................................................. EUR     3,000    3,372,912
European Union
    2.875%, 04/04/28................................................. EUR    21,460   29,117,551
                                                                                    ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........................                158,171,604
                                                                                    ------------

                                                                           FACE
                                                                          AMOUNT^     VALUE+
                                                                          ------- --------------
                                                                           (000)
SWEDEN -- (3.9%)
Sweden Government Bond
    2.250%, 06/01/32................................................. SEK 340,000 $   42,955,143
                                                                                  --------------
UNITED KINGDOM -- (10.1%)
Network Rail Infrastructure Finance P.L.C.
    4.375%, 12/09/30................................................. GBP   1,200      1,959,705
United Kingdom Gilt
    1.500%, 07/22/26................................................. GBP   6,500      8,471,818
    4.750%, 12/07/30................................................. GBP  56,450     97,769,221
    4.250%, 06/07/32................................................. GBP   1,400      2,363,009
                                                                                  --------------
TOTAL UNITED KINGDOM.................................................                110,563,753
                                                                                  --------------
TOTAL BONDS..........................................................              1,091,852,741
                                                                                  --------------
U.S. TREASURY OBLIGATIONS -- (0.2%)
U.S. Treasury Bonds
    5.375%, 02/15/31.................................................       2,050      2,504,123
                                                                                  --------------
TOTAL INVESTMENT SECURITIES..........................................              1,094,356,864
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)........................................
  (Cost $1,128,949,325)..............................................             $1,094,356,864
                                                                                  ==============

As of October 31, 2018, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                  UNREALIZED
                                                                                   FOREIGN
                                                                                   EXCHANGE
                                                                     SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD            COUNTERPARTY             DATE    (DEPRECIATION)
------------------- ------------------ ----------------------------- ---------- --------------
USD    103,453,720  GBP     79,681,225 State Street Bank and Trust    11/13/18    $1,558,025
USD         54,484  DKK        347,373 Citibank, N.A.                 11/21/18         1,665
USD        461,069  DKK      3,010,315 Citibank, N.A.                 11/21/18         3,342
USD      1,782,686  SEK     15,998,064 Bank of America Corp.          11/21/18        31,859
USD      2,993,474  SEK     27,097,169 State Street Bank and Trust    11/21/18        27,963
USD      3,746,280  JPY    414,018,255 State Street Bank and Trust    11/21/18        72,160
USD     42,631,184  DKK    273,086,031 Citibank, N.A.                 11/21/18     1,107,734
USD     51,346,843  SEK    464,293,967 Bank of America Corp.          11/21/18       534,556
USD     59,749,280  JPY  6,589,225,276 State Street Bank and Trust    11/21/18     1,274,547
USD    101,329,277  GBP     75,981,192 State Street Bank and Trust    12/20/18     3,969,940
USD         45,736  EUR         39,192 National Australia Bank Ltd.   01/02/19         1,086
USD         83,383  EUR         71,863 Citibank, N.A.                 01/02/19         1,513

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED



                                                                                       UNREALIZED
                                                                                        FOREIGN
                                                                                        EXCHANGE
                                                                          SETTLEMENT  APPRECIATION
    CURRENCY PURCHASED       CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
--------------------------- ---------------- ---------------------------- ---------- --------------
USD               8,507,434 EUR    7,424,665                   JP Morgan   01/02/19   $    48,881
USD               8,733,064 EUR    7,542,164                   JP Morgan   01/02/19       140,651
USD              48,904,139 EUR   42,006,521                   JP Morgan   01/02/19     1,048,195
USD              32,490,062 NOK  265,724,029 State Street Bank and Trust   01/09/19       863,837
USD             148,192,129 EUR  127,516,589       Bank of America Corp.   01/16/19     2,743,820
USD                 104,181 EUR       90,787              Citibank, N.A.   01/18/19           610
USD             138,848,921 EUR  120,137,193                      UBS AG   01/18/19     1,794,134
USD               9,391,920 EUR    8,121,305 State Street Bank and Trust   01/22/19       123,791
USD              94,939,333 CAD  124,000,548 State Street Bank and Trust   01/22/19       585,655
USD             138,871,648 EUR  119,818,991 State Street Bank and Trust   01/22/19     2,132,804
USD             136,997,011 EUR  119,813,167 State Street Bank and Trust   01/25/19       229,492
                                                                                      -----------
TOTAL APPRECIATION.........                                                           $18,296,260
DKK               2,984,982 USD      468,525 State Street Bank and Trust   11/21/18   $   (14,651)
GBP               2,937,902 USD    3,852,209                      UBS AG   11/13/18       (95,244)
GBP               2,890,624 USD    3,726,006 State Street Bank and Trust   11/13/18       (29,500)
GBP               1,808,543 USD    2,376,894              Citibank, N.A.   11/13/18       (64,144)
SEK               5,803,531 USD      663,403              Citibank, N.A.   11/21/18       (28,265)
USD               1,506,366 JPY  171,079,860              Citibank, N.A.   11/21/18       (11,847)
                                                                                      -----------
TOTAL (DEPRECIATION)                                                                  $  (243,651)
                                                                                      -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                        $18,052,609
                                                                                      ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ---------------------------------------------
                                           LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                           ------- -------------- ------- --------------
Bonds
   Austria................................   --    $   35,572,130   --    $   35,572,130
   Belgium................................   --        39,561,875   --        39,561,875
   Canada.................................   --       133,371,726   --       133,371,726
   Denmark................................   --        41,507,803   --        41,507,803
   Finland................................   --        36,564,245   --        36,564,245
   France.................................   --       258,495,348   --       258,495,348
   Germany................................   --        84,783,000   --        84,783,000
   Luxembourg.............................   --        37,734,641   --        37,734,641
   Netherlands............................   --        65,386,087   --        65,386,087
   Norway.................................   --        47,185,386   --        47,185,386
   Supranational Organization Obligations.   --       158,171,604   --       158,171,604
   Sweden.................................   --        42,955,143   --        42,955,143
   United Kingdom.........................   --       110,563,753   --       110,563,753
U.S. Treasury Obligations.................   --         2,504,123   --         2,504,123
Forward Currency Contracts**..............   --        18,052,609   --        18,052,609
                                             --    --------------   --    --------------
TOTAL.....................................   --    $1,112,409,473   --    $1,112,409,473
                                             ==    ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA SHORT-TERM GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018


                                                                   FACE
                                                                  AMOUNT^    VALUE+
                                                                  ------- ------------
                                                                   (000)
                                                                  -------
AGENCY OBLIGATIONS -- (27.0%)
Federal Home Loan Bank
   1.375%, 02/18/21..............................................  20,000 $ 19,313,360
   1.750%, 03/12/21..............................................  10,000    9,735,050
   2.375%, 03/12/21..............................................  16,000   15,788,960
   1.875%, 06/11/21..............................................  20,000   19,477,440
   1.125%, 07/14/21..............................................  20,000   19,079,000
   2.375%, 09/10/21..............................................  33,000   32,432,499
   1.875%, 11/29/21..............................................  54,000   52,281,342
   2.625%, 12/10/21..............................................  20,000   19,776,360
   2.250%, 03/11/22..............................................  67,550   65,869,626
   2.500%, 03/11/22..............................................  31,635   31,133,554
   2.125%, 06/10/22..............................................  59,150   57,380,173
   5.250%, 06/10/22..............................................   5,200    5,592,928
   2.000%, 09/09/22..............................................  46,730   44,961,877
   1.875%, 12/09/22..............................................  10,000    9,551,150
   2.500%, 12/09/22..............................................  92,000   90,028,440
   5.250%, 12/09/22..............................................   9,000    9,755,658
   2.125%, 03/10/23..............................................  25,250   24,259,745
   3.250%, 06/09/23..............................................  69,800   70,253,490
Tennessee Valley Authority
   3.875%, 02/15/21..............................................  22,000   22,426,558
                                                                          ------------
TOTAL AGENCY OBLIGATIONS.........................................          619,097,210
                                                                          ------------
U.S. TREASURY OBLIGATIONS -- (72.7%)
U.S. Treasury Notes
   1.375%, 02/15/20..............................................  23,000   22,588,516
   3.625%, 02/15/20..............................................  94,700   95,676,594
   1.375%, 02/29/20..............................................  10,000    9,814,062
   1.375%, 03/31/20..............................................  82,000   80,360,000
   1.125%, 04/30/20..............................................   6,000    5,850,469
   1.875%, 06/30/20.............................................. 102,000  100,386,328
   2.000%, 09/30/20.............................................. 127,000  124,931,289
   1.750%, 10/31/20..............................................  60,000   58,692,187
   1.625%, 11/30/20.............................................. 181,000  176,404,298
   3.625%, 02/15/21.............................................. 112,000  113,771,875
   1.250%, 03/31/21.............................................. 141,000  135,640,899
   1.375%, 04/30/21.............................................. 147,500  142,089,746
   3.125%, 05/15/21..............................................  54,000   54,286,875
   1.375%, 05/31/21..............................................  71,000   68,298,671
   1.125%, 06/30/21.............................................. 114,300  109,102,922
   1.125%, 07/31/21.............................................. 105,000  100,033,008
   1.125%, 08/31/21..............................................  51,000   48,515,742
   1.250%, 10/31/21..............................................  39,000   37,123,125
   1.875%, 02/28/22..............................................  28,000   27,052,813
   1.875%, 03/31/22..............................................  27,000   26,061,328
   1.750%, 05/31/22..............................................  54,500   52,279,551
   1.750%, 06/30/22..............................................  72,000   68,996,250

DFA SHORT-TERM GOVERNMENT PORTFOLIO

CONTINUED



                                                                    FACE
                                                                   AMOUNT^      VALUE+
                                                                  --------- --------------
                                                                    (000)
                                                                  ---------
   1.625%, 05/31/23..............................................    10,000 $    9,423,437
                                                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS..................................            1,667,379,985
                                                                            --------------
TOTAL INVESTMENT SECURITIES......................................            2,286,477,195
                                                                            --------------

                                                                   SHARES
                                                                  ---------
TEMPORARY CASH INVESTMENTS -- (0.3%)
   State Street Institutional U.S. Government Money Market Fund
     2.090%...................................................... 6,652,760      6,652,760
                                                                            --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,349,914,493)..........................................           $2,293,129,955
                                                                            ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------
                                LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                               ---------- -------------- ------- --------------
Agency Obligations............         -- $  619,097,210   --    $  619,097,210
U.S. Treasury Obligations.....         --  1,667,379,985   --     1,667,379,985
Temporary Cash Investments.... $6,652,760             --   --         6,652,760
                               ---------- --------------   --    --------------
TOTAL......................... $6,652,760 $2,286,477,195   --    $2,293,129,955
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018


                                                                   FACE
                                                                  AMOUNT^    VALUE+
                                                                  ------- ------------
                                                                   (000)
                                                                  -------
AGENCY OBLIGATIONS -- (33.8%)
Federal Farm Credit Bank
   5.350%, 08/07/20..............................................   4,693 $  4,889,670
   3.650%, 12/21/20..............................................  30,822   31,256,374
   5.250%, 03/02/21..............................................   4,273    4,490,154
   5.220%, 02/22/22..............................................   3,503    3,745,169
   5.210%, 12/19/22..............................................  14,851   16,092,098
   5.250%, 03/06/23..............................................   4,203    4,573,200
   5.220%, 05/15/23..............................................  33,694   36,725,719
   3.500%, 12/20/23..............................................   6,000    6,108,348
Federal Home Loan Bank
   5.250%, 12/11/20..............................................   5,290    5,534,826
   5.000%, 03/12/21..............................................   3,645    3,817,048
   2.250%, 06/11/21..............................................  49,035   48,212,781
   3.625%, 06/11/21..............................................   7,030    7,143,781
   5.625%, 06/11/21..............................................  15,905   16,942,865
   2.375%, 09/10/21..............................................  27,565   27,090,965
   3.000%, 09/10/21..............................................  21,875   21,862,597
   2.625%, 12/10/21..............................................  75,370   74,527,213
   5.000%, 12/10/21..............................................  31,875   33,792,345
   2.250%, 03/11/22..............................................   7,005    6,830,744
   2.500%, 03/11/22..............................................   7,705    7,582,868
   5.250%, 06/10/22..............................................   5,780    6,216,754
   5.750%, 06/10/22..............................................  13,660   14,925,558
   2.000%, 09/09/22..............................................  11,365   10,934,982
   5.375%, 09/30/22..............................................  44,400   48,130,310
   5.250%, 12/09/22..............................................  10,510   11,392,441
   2.125%, 03/10/23..............................................  10,000    9,607,820
   4.750%, 03/10/23..............................................  34,465   36,796,833
   3.250%, 06/09/23..............................................  24,520   24,679,306
   2.500%, 12/08/23..............................................  25,000   24,304,575
   3.250%, 03/08/24..............................................  20,000   20,107,320
   2.875%, 06/14/24..............................................  61,000   60,155,333
   5.375%, 08/15/24..............................................  29,950   33,411,202
   5.365%, 09/09/24..............................................   1,400    1,552,627
   2.875%, 09/13/24..............................................  71,500   70,323,467
   2.750%, 12/13/24..............................................  20,000   19,473,840
   3.125%, 06/13/25..............................................  11,480   11,410,936
   3.125%, 09/12/25..............................................  43,715   43,151,033
   4.375%, 03/13/26..............................................  14,080   14,986,738
   5.750%, 06/12/26..............................................   8,080    9,381,858
   3.000%, 09/11/26..............................................  60,885   59,468,693
   2.500%, 12/10/27..............................................  43,230   39,841,589
   3.000%, 03/10/28..............................................  24,640   23,659,599
   3.250%, 06/09/28.............................................. 131,000  128,403,973
Tennessee Valley Authority
   3.875%, 02/15/21..............................................  74,241   75,680,459
   1.875%, 08/15/22..............................................  89,450   85,832,910
   2.875%, 09/15/24.............................................. 122,775  120,641,416
   6.750%, 11/01/25..............................................  47,282   57,399,355
   2.875%, 02/01/27.............................................. 135,706  130,195,251

                                                                   FACE
                                                                  AMOUNT^     VALUE+
                                                                  ------- --------------
                                                                   (000)
                                                                  -------
   7.125%, 05/01/30..............................................  83,000 $  110,964,443
                                                                          --------------
TOTAL AGENCY OBLIGATIONS                                                   1,664,249,386
                                                                          --------------
U.S. TREASURY OBLIGATIONS -- (65.9%)
U.S. Treasury Bonds
   6.250%, 08/15/23..............................................  53,259     61,000,393
   7.500%, 11/15/24..............................................  92,352    114,971,523
   6.875%, 08/15/25..............................................  71,630     88,274,965
   6.000%, 02/15/26..............................................  58,833     70,068,248
   6.750%, 08/15/26..............................................  90,183    113,013,844
   6.625%, 02/15/27..............................................  98,828    124,217,674
   5.250%, 11/15/28..............................................  95,132    112,125,814
   6.125%, 08/15/29..............................................  60,528     76,780,713
   6.250%, 05/15/30.............................................. 161,289    209,002,080
   5.375%, 02/15/31.............................................. 137,000    167,348,711
U.S. Treasury Notes
   2.000%, 10/31/21..............................................  64,843     63,110,281
   1.500%, 02/28/23..............................................  94,000     88,389,375
   1.500%, 03/31/23..............................................  89,000     83,590,469
   1.250%, 07/31/23..............................................  77,000     71,131,758
   1.625%, 10/31/23..............................................  74,000     69,340,313
   2.750%, 11/15/23..............................................  87,000     86,028,046
   2.750%, 02/15/24.............................................. 105,538    104,231,341
   2.500%, 05/15/24..............................................  75,000     73,028,321
   2.125%, 07/31/24..............................................  11,000     10,478,359
   2.250%, 11/15/24..............................................  85,500     81,779,414
   2.250%, 12/31/24..............................................  45,000     42,996,094
   2.500%, 01/31/25..............................................  50,000     48,453,125
   2.000%, 02/15/25..............................................  66,000     62,027,110
   2.125%, 05/15/25..............................................  80,000     75,559,375
   2.000%, 08/15/25.............................................. 144,000    134,550,000
   2.250%, 11/15/25.............................................. 112,000    106,146,251
   1.625%, 02/15/26.............................................. 141,000    127,616,015
   1.625%, 05/15/26.............................................. 103,000     92,893,125
   1.500%, 08/15/26.............................................. 183,000    162,855,704
   2.000%, 11/15/26.............................................. 184,300    169,807,973
   2.250%, 02/15/27.............................................. 161,500    151,299,004
   2.250%, 08/15/27.............................................. 146,000    136,116,485
   2.250%, 11/15/27..............................................  52,000     48,386,406
   2.875%, 05/15/28..............................................  15,000     14,667,188
                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS..................................          3,241,285,497
                                                                          --------------
TOTAL INVESTMENT SECURITIES......................................          4,905,534,883
                                                                          --------------

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED



                                                        SHARES       VALUE+
                                                      ---------- --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
   State Street Institutional U.S. Government Money
     Market Fund 2.090%.............................. 12,736,542 $   12,736,542
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,123,044,989)..............................            $4,918,271,425
                                                                 ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                              -------------------------------------------------
                                LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                              ----------- -------------- ------- --------------
Agency Obligations...........          -- $1,664,249,386   --    $1,664,249,386
U.S. Treasury Obligations....          --  3,241,285,497   --     3,241,285,497
Temporary Cash Investments... $12,736,542             --   --        12,736,542
                              ----------- --------------   --    --------------
TOTAL........................ $12,736,542 $4,905,534,883   --    $4,918,271,425
                              =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
BONDS -- (98.7%) 21st Century Fox America, Inc.
    5.650%, 08/15/20....................................      4,210  $ 4,366,708
    4.500%, 02/15/21....................................      7,638    7,769,264
Abbott Laboratories
    2.800%, 09/15/20....................................      2,490    2,468,748
AbbVie, Inc.
    2.500%, 05/14/20....................................     24,891   24,565,691
    2.900%, 11/06/22....................................      1,252    1,212,065
Advance Auto Parts, Inc.................................
    5.750%, 05/01/20....................................      2,825    2,908,160
Aetna, Inc.
    2.750%, 11/15/22....................................      2,000    1,917,804
Aflac, Inc.
    3.625%, 06/15/23....................................        706      705,957
Agence Francaise de Developpement
    1.625%, 01/21/20....................................     25,000   24,566,900
Agilent Technologies, Inc.
    5.000%, 07/15/20....................................      1,690    1,733,636
Airbus Finance BV
W   2.700%, 04/17/23....................................      7,000    6,741,357
Alimentation Couche-Tard, Inc.
W   2.700%, 07/26/22....................................      3,000    2,874,939
Allergan Finance LLC
    3.250%, 10/01/22....................................     18,630   18,085,561
Allergan Funding SCS
    3.450%, 03/15/22....................................      9,749    9,589,055
Altria Group, Inc.
    2.625%, 01/14/20....................................      1,025    1,018,362
Amazon.com, Inc.
    2.600%, 12/05/19....................................      3,113    3,103,189
Ameren Corp.
    2.700%, 11/15/20....................................      1,000      985,231
American Express Co.
    2.500%, 08/01/22....................................      1,220    1,166,128
    2.650%, 12/02/22....................................     12,256   11,735,773
American Express Credit Corp.
#   2.600%, 09/14/20....................................     13,925   13,736,459
American Honda Finance Corp.
    1.375%, 11/10/22.................................... EUR  5,000    5,869,077
American International Group, Inc.
#   2.300%, 07/16/19....................................      7,417    7,381,694
    3.375%, 08/15/20....................................      3,000    2,994,372
    6.400%, 12/15/20....................................     11,283   11,908,370
Ameriprise Financial, Inc...............................
    5.300%, 03/15/20....................................      6,957    7,150,039

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
AmerisourceBergen Corp.
    3.500%, 11/15/21                                          2,000  $ 1,992,639
Amgen, Inc.
    2.200%, 05/22/19....................................      8,690    8,655,545
#   3.450%, 10/01/20....................................      4,990    5,000,802
    4.100%, 06/15/21....................................      5,000    5,069,321
    2.650%, 05/11/22....................................      2,200    2,125,602
Amphenol Corp.
    2.550%, 01/30/19....................................        452      451,613
Anheuser-Busch InBev Finance, Inc.
    2.650%, 02/01/21....................................      5,000    4,901,453
    2.625%, 01/17/23....................................      5,540    5,247,087
Anthem, Inc.............................................
    2.250%, 08/15/19....................................      6,983    6,940,323
ANZ New Zealand International, Ltd.
    0.400%, 03/01/22.................................... EUR  9,750   11,021,928
AP Moller--Maersk A.S.
W   2.875%, 09/28/20....................................      3,000    2,953,126
Apache Corp.
    3.250%, 04/15/22....................................     24,345   23,827,704
#   2.625%, 01/15/23....................................        722      684,343
Apple, Inc.
    2.100%, 05/06/19....................................      3,000    2,990,440
    2.000%, 05/06/20....................................      1,782    1,754,651
    2.250%, 02/23/21....................................      4,000    3,920,786
    2.850%, 05/06/21....................................     29,000   28,741,030
    1.550%, 08/04/21....................................     10,000    9,567,400
    2.500%, 02/09/22....................................     12,191   11,879,903
    2.300%, 05/11/22....................................     11,657   11,250,064
Applied Materials, Inc.
#   2.625%, 10/01/20....................................      1,590    1,572,578
Arizona Public Service Co.
    8.750%, 03/01/19....................................      1,788    1,821,499
ASB Finance, Ltd.
    0.500%, 06/10/22.................................... EUR  2,200    2,493,064
Asian Development Bank
#   1.875%, 04/12/19....................................     17,884   17,824,518
    1.625%, 03/16/21....................................      6,000    5,810,868
Associated Banc-Corp....................................
    2.750%, 11/15/19....................................        447      444,455
Assurant, Inc.
    4.000%, 03/15/23....................................      8,305    8,212,389
AstraZeneca P.L.C.
    2.375%, 11/16/20....................................     23,256   22,831,211
AT&T,Inc.
    5.800%, 02/15/19....................................      2,751    2,773,020
    4.600%, 02/15/21....................................      8,793    8,966,255
    3.800%, 03/15/22....................................     11,600   11,585,837
    2.500%, 03/15/23.................................... EUR  8,000    9,656,886

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
Australia & New Zealand Banking Group, Ltd.
    2.250%, 06/13/19....................................     10,154  $10,110,693
    2.700%, 11/16/20....................................      1,000      985,992
    3.300%, 03/07/22.................................... AUD 19,300   13,844,931
    2.625%, 05/19/22....................................     10,000    9,644,775
Autodesk, Inc.
    3.125%, 06/15/20....................................     14,337   14,277,521
AutoZone, Inc.
    2.875%, 01/15/23....................................     22,501   21,610,203
    Avnet, Inc.
    4.875%, 12/01/22....................................      4,291    4,416,571
Banco Santander SA
    3.848%, 04/12/23....................................     25,400   24,582,474
Bank Nederlandse Gemeenten NV
    1.625%, 04/19/21....................................     46,168   44,546,210
    2.500%, 01/23/23....................................     10,000    9,728,300
Bank of America Corp.
    2.625%, 10/19/20....................................      5,000    4,932,610
    5.700%, 01/24/22....................................     21,571   22,884,685
    3.228%, 06/22/22.................................... CAD  4,130    3,118,810
#   3.300%, 01/11/23....................................        563      550,471
Bank of Montreal
    1.900%, 08/27/21....................................     32,954   31,589,692
Bank of New York Mellon Corp. (The)
    5.450%, 05/15/19....................................        809      819,988
#   2.150%, 02/24/20....................................     15,585   15,400,785
Bank of Nova Scotia (The)
    2.350%, 10/21/20....................................      1,315    1,293,274
    2.450%, 03/22/21....................................     37,679   36,893,405
    2.700%, 03/07/22....................................      3,605    3,508,774
Barclays P.L.C.
    2.750%, 11/08/19....................................     25,424   25,246,591
    1.500%, 04/01/22.................................... EUR  1,764    2,028,996
BAT International Finance P.L.C.
W   3.250%, 06/07/22....................................      7,350    7,189,600
Baxalta, Inc.
    2.875%, 06/23/20....................................      1,198    1,184,711
Bayer U.S. Finance II LLC
W   1.850%, 11/15/18....................................     24,511   24,501,670
W   2.125%, 07/15/19....................................      2,236    2,218,974
Bayer U.S. Finance LLC
W   2.375%, 10/08/19....................................      5,616    5,571,511
BB&T Corp.
    2.050%, 05/10/21....................................      3,500    3,384,025
Beam Suntory, Inc.
    3.250%, 06/15/23....................................     10,000    9,656,342
Berkshire Hathaway Finance Corp.
#   2.900%, 10/15/20....................................      3,000    2,990,241

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
Berkshire Hathaway, Inc.
    2.200%, 03/15/21....................................      8,295  $ 8,128,353
Biogen, Inc.
    2.900%, 09/15/20....................................     19,046   18,863,965
    3.625%, 09/15/22....................................      6,426    6,412,737
BlackRock, Inc.
    4.250%, 05/24/21....................................      2,850    2,916,731
BMW US Capital LLC
    0.625%, 04/20/22.................................... EUR  2,000    2,284,411
BNG Bank NV
    4.375%, 02/16/21....................................     11,000   11,306,900
W   2.375%, 02/01/22....................................     29,000   28,284,164
    2.375%, 02/01/22....................................     41,400   40,378,082
    0.050%, 07/11/23.................................... EUR  4,000    4,512,311
BNP Paribas SA
    2.875%, 10/24/22.................................... EUR  5,000    6,204,500
Booking Holdings, Inc.
    0.800%, 03/10/22.................................... EUR  7,866    9,023,130
Boston Scientific Corp.
    2.850%, 05/15/20....................................      9,273    9,195,571
BP Capital Markets P.L.C.
#   2.315%, 02/13/20....................................     14,259   14,110,242
    2.112%, 09/16/21....................................      1,000      964,849
    2.500%, 11/06/22....................................      2,000    1,919,783
BPCE SA
    2.250%, 01/27/20....................................     13,175   12,994,107
    2.750%, 12/02/21....................................      1,000      972,093
    1.125%, 12/14/22.................................... EUR  2,500    2,908,595
British Telecommunications P.L.C.
    0.500%, 06/23/22.................................... EUR  1,600    1,798,594
    1.125%, 03/10/23.................................... EUR  3,000    3,419,752
Buckeye Partners L.P....................................
    2.650%, 11/15/18....................................        889      888,813
Caisse d'Amortissement de la Dette Sociale
    2.000%, 04/17/20....................................     17,000   16,751,392
    2.000%, 03/22/21....................................     25,435   24,759,955
    0.125%, 11/25/22.................................... EUR 26,900   30,684,010
Canada Housing Trust No. 1
W   1.750%, 06/15/22.................................... CAD 20,000   14,727,943
Canadian Natural Resources,
    Ltd. 2.950%, 01/15/23...............................     12,000   11,552,294
Canadian Pacific Railway Co.
    7.250%, 05/15/19....................................      2,576    2,634,842
Capital One Bank USA NA
    2.300%, 06/05/19....................................      1,968    1,960,232
CBS Corp.
    2.300%, 08/15/19....................................     11,110   11,038,822
    3.375%, 03/01/22....................................      5,000    4,921,198
Celgene Corp.
    3.550%, 08/15/22....................................      9,995    9,898,591
Chevron Corp.
    1.961%, 03/03/20....................................      5,358    5,282,427

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
    1.991%, 03/03/20....................................      1,500  $ 1,479,258
#   2.419%, 11/17/20....................................     15,151   14,937,085
    2.100%, 05/16/21....................................     25,500   24,748,438
    2.498%, 03/03/22....................................     10,030    9,755,286
Chubb INA Holdings, Inc.
    2.300%, 11/03/20....................................      8,000    7,844,812
    2.875%, 11/03/22....................................      3,000    2,929,862
Church & Dwight Co., Inc.
    2.875%, 10/01/22....................................      7,000    6,790,592
Cisco Systems, Inc.
    4.450%, 01/15/20....................................      4,896    4,978,527
    2.450%, 06/15/20....................................      2,895    2,865,268
    2.200%, 02/28/21....................................     57,736   56,359,601
    1.850%, 09/20/21....................................     20,960   20,134,733
Citigroup, Inc.
    2.550%, 04/08/19....................................      1,942    1,939,379
Citizens Bank N.A.
    2.450%, 12/04/19....................................      2,175    2,158,582
Citizens Bank NA
    2.650%, 05/26/22....................................      8,635    8,292,111
CNA Financial Corp.
    5.875%, 08/15/20....................................      1,000    1,041,107
Coca-Cola Co. (The)
#   1.875%, 10/27/20....................................     16,673   16,296,935
    3.150%, 11/15/20....................................      1,020    1,021,612
    1.550%, 09/01/21....................................      2,500    2,390,268
    3.300%, 09/01/21....................................     14,000   14,087,253
    2.200%, 05/25/22....................................     20,425   19,710,280
Coca-Cola European Partners US LLC
    3.500%, 09/15/20....................................      4,591    4,575,974
Comcast Corp.
    3.125%, 07/15/22....................................      5,725    5,639,216
Comerica, Inc.
    2.125%, 05/23/19....................................      2,057    2,047,328
Commonwealth Bank of Australia
    2.300%, 09/06/19....................................     25,525   25,362,618
W   2.250%, 03/10/20....................................      5,000    4,931,050
    2.400%, 11/02/20....................................     10,000    9,795,219
    2.900%, 07/12/21.................................... AUD  5,000    3,551,107
#W  2.000%, 09/06/21....................................      5,000    4,785,271
    3.250%, 01/17/22.................................... AUD  5,000    3,580,959
W   2.750%, 03/10/22....................................     11,500   11,154,521
    3.250%, 03/31/22.................................... AUD  3,200    2,291,059
Constellation Brands, Inc.
    2.700%, 05/09/22....................................      4,935    4,741,570
    3.200%, 02/15/23....................................      5,191    5,031,209
Cooperatieve Rabobank UA
    2.500%, 01/19/21....................................     15,935   15,587,642
    0.125%, 10/11/21.................................... EUR  2,750    3,118,570
    2.750%, 01/10/22....................................      5,928    5,762,578
    4.000%, 01/11/22.................................... EUR  2,500    3,172,503
    3.875%, 02/08/22....................................     17,836   17,932,492
    4.750%, 06/06/22.................................... EUR  3,000    3,943,115

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
    0.500%, 12/06/22.................................... EUR  3,496  $ 3,989,824
Corning, Inc.
    4.250%, 08/15/20....................................      2,850    2,885,038
Costco Wholesale Corp.
    1.700%, 12/15/19....................................          2        1,975
Cox Communications, Inc.
W   3.250%, 12/15/22....................................        770      746,867
CPPIB Capital, Inc.
#W  2.250%, 01/25/22....................................     25,400   24,655,222
    2.250%, 01/25/22....................................     36,750   35,672,417
Credit Suisse AG
#   2.300%, 05/28/19....................................      9,827    9,795,194
Credit Suisse Group Funding Guernsey, Ltd.
    1.250%, 04/14/22.................................... EUR 10,220   11,745,456
CVS Health Corp.
#   2.250%, 08/12/19....................................      4,770    4,740,810
    2.750%, 12/01/22....................................      2,120    2,026,385
Daimler Finance North America LLC
W   2.250%, 03/02/20....................................      9,750    9,594,862
Daiwa Securities Group, Inc.
W   3.129%, 04/19/22....................................     10,000    9,764,090
Danone SA
W   2.077%, 11/02/21....................................      5,000    4,778,282
Danske Bank A.S.
W   2.750%, 09/17/20....................................     15,822   15,534,131
Deutsche Bank AG
    2.500%, 02/13/19....................................      1,650    1,646,113
    2.500%, 02/13/19....................................      5,942    5,928,048
    3.125%, 01/13/21....................................      4,900    4,787,652
    1.500%, 01/20/22.................................... EUR  6,000    6,794,074
    2.375%, 01/11/23.................................... EUR  9,700   11,285,800
Deutsche Telekom International Finance BV
    6.000%, 07/08/19....................................      3,099    3,158,442
W   1.950%, 09/19/21....................................      2,535    2,414,682
Dexia Credit Local SA
    0.625%, 01/21/22.................................... EUR    750      866,352
    0.250%, 06/02/22.................................... EUR  8,000    9,122,348
    0.750%, 01/25/23.................................... EUR  1,200    1,390,959
Discovery Communications LLC
W   2.750%, 11/15/19....................................      9,864    9,794,107
    3.300%, 05/15/22....................................      6,000    5,849,056
W   3.500%, 06/15/22....................................     10,000    9,798,900
Dollar General Corp.
#   3.250%, 04/15/23....................................      8,009    7,779,136
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20....................................      5,000    4,935,000
Dominion Energy, Inc.
    2.500%, 12/01/19....................................      7,881    7,833,371

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
Dow Chemical Co. (The)
    4.250%, 11/15/20....................................      7,657  $ 7,753,094
    3.000%, 11/15/22....................................      9,897    9,611,808
DTE Energy Co.
    2.400%, 12/01/19....................................     18,342   18,152,775
Duke Energy Corp.
    5.050%, 09/15/19....................................        586      595,348
DXC Technology Co.
    4.450%, 09/18/22....................................      1,250    1,269,406
E*TRADE Financial Corp.
    2.950%, 08/24/22....................................      4,060    3,912,956
Eastman Chemical Co.
    2.700%, 01/15/20....................................      3,756    3,727,734
Eaton Corp.
    2.750%, 11/02/22....................................      1,285    1,240,812
eBay, Inc.
    2.200%, 08/01/19....................................      4,184    4,157,318
    3.800%, 03/09/22....................................      1,636    1,639,721
Edison International
    2.400%, 09/15/22....................................      1,500    1,414,537
EI du Pont de Nemours & Co.
    4.625%, 01/15/20....................................      1,289    1,310,952
#   4.250%, 04/01/21....................................      3,035    3,096,274
    2.800%, 02/15/23....................................      1,000      968,049
Electricite de France SA
W   2.350%, 10/13/20....................................      1,500    1,471,189
Electronic Arts, Inc.
    3.700%, 03/01/21....................................     11,879   11,948,152
EMD Finance LLC
W   2.400%, 03/19/20....................................      1,755    1,729,700
Enbridge, Inc.
    2.900%, 07/15/22....................................     18,189   17,558,694
    3.190%, 12/05/22.................................... CAD  5,000    3,747,769
Energy Transfer Partners L.P.
    3.600%, 02/01/23....................................      2,000    1,947,607
Enterprise Products Operating LLC
    5.250%, 01/31/20....................................      1,788    1,829,196
    3.350%, 03/15/23....................................      6,000    5,875,436
Equifax, Inc.
    3.950%, 06/15/23....................................     10,000    9,910,557
Equinor ASA
    2.250%, 11/08/19....................................      4,000    3,967,355
    2.900%, 11/08/20....................................      2,780    2,759,052
    3.150%, 01/23/22....................................      2,692    2,667,078
ERAC USA Finance LLC
W   2.350%, 10/15/19....................................         77       76,384
European Financial Stability Facility
    0.000%, 11/17/22.................................... EUR 47,387   53,733,552
    0.500%, 01/20/23.................................... EUR 31,000   35,813,912
European Investment Bank
    1.875%, 03/15/19....................................      4,471    4,459,530
    1.625%, 03/16/20....................................     10,000    9,825,432
    1.375%, 06/15/20....................................      6,000    5,850,644

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
    2.875%, 09/15/20....................................      9,000  $ 8,980,803
    1.625%, 12/15/20....................................      8,000    7,771,035
    2.000%, 03/15/21....................................      5,000    4,880,478
#   1.625%, 06/15/21....................................     10,000    9,635,740
    1.375%, 09/15/21....................................     48,000   45,769,259
European Stability Mechanism
    0.000%, 10/18/22.................................... EUR 14,800   16,769,763
    0.100%, 07/31/23.................................... EUR  7,000    7,921,163
Eversource Energy
    2.500%, 03/15/21....................................      5,500    5,396,448
Exelon Corp.
    2.850%, 06/15/20....................................      1,399    1,383,448
    2.450%, 04/15/21....................................        447      434,312
Exelon Generation Co. LLC
    2.950%, 01/15/20....................................      7,064    7,019,113
    3.400%, 03/15/22....................................      1,600    1,576,507
Export Development Canada
    1.375%, 10/21/21....................................     12,800   12,184,502
Express Scripts Holding Co.
#   2.250%, 06/15/19....................................      9,876    9,839,467
    3.900%, 02/15/22....................................      1,000    1,002,962
Exxon Mobil Corp.
    1.819%, 03/15/19....................................     21,614   21,539,289
    1.912%, 03/06/20....................................      8,143    8,027,542
#   2.222%, 03/01/21....................................     56,895   55,589,152
    2.397%, 03/06/22....................................      1,035    1,002,991
FedEx Corp.
    2.300%, 02/01/20....................................      4,340    4,291,059
    1.000%, 01/11/23.................................... EUR  5,000    5,766,844
Fidelity National Information Services, Inc.
    3.625%, 10/15/20....................................      6,415    6,427,555
    2.250%, 08/15/21....................................      3,094    2,976,214
FMS Wertmanagement
#   1.375%, 06/08/21....................................     10,000    9,577,036
Ford Credit Canada Co.
    2.766%, 06/22/22.................................... CAD  5,000    3,580,501
Ford Motor Credit Co. LLC
    2.459%, 03/27/20....................................      5,365    5,256,229
#   3.157%, 08/04/20....................................     11,533   11,334,543
Fortune Brands Home & Security, Inc.
    3.000%, 06/15/20....................................      6,500    6,437,023
French Republic Government Bond OAT
    2.250%, 10/25/22.................................... EUR 20,800   25,860,383
    1.750%, 05/25/23.................................... EUR 30,000   36,846,973
GATX Corp.
    2.500%, 03/15/19....................................      6,103    6,088,757
GE Capital European Funding Un, Ltd. Co.
    4.350%, 11/03/21.................................... EUR  2,463    3,109,269
    0.800%, 01/21/22.................................... EUR  1,750    1,981,377

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
GE Capital International Funding Co., Unlimited Co.
    2.342%, 11/15/20....................................     19,970  $19,356,950
General Electric Co.
    0.375%, 05/17/22.................................... EUR 13,519   15,007,708
    0.375%, 05/17/22.................................... EUR  8,200    9,102,981
General Motors Financial Co., Inc.
#   3.200%, 07/06/21....................................     12,709   12,433,302
    3.450%, 01/14/22....................................     14,123   13,763,715
Gilead Sciences, Inc.
    4.500%, 04/01/21....................................      1,198    1,225,847
GlaxoSmithKline Capital P.L.C.
    2.850%, 05/08/22....................................      2,000    1,954,185
GlaxoSmithKline Capital, Inc.
    2.800%, 03/18/23....................................      5,700    5,521,316
Goldcorp, Inc.
    3.625%, 06/09/21....................................      4,553    4,525,973
Goldman Sachs Group, Inc. (The)
    2.550%, 10/23/19....................................      3,955    3,930,778
    2.750%, 09/15/20....................................     10,000    9,882,139
    2.625%, 04/25/21....................................        502      490,831
    5.750%, 01/24/22....................................      5,000    5,283,929
Harley-Davidson Financial Services, Inc.
W   2.150%, 02/26/20....................................     21,047   20,681,619
W   2.550%, 06/09/22....................................      4,600    4,357,523
Harris Corp.
    2.700%, 04/27/20....................................      4,247    4,199,923
Hartford Financial Services Group, Inc. (The)
    5.500%, 03/30/20....................................      4,600    4,733,024
Hershey Co. (The)
#   4.125%, 12/01/20....................................        700      713,495
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20....................................     10,000   10,015,672
HP, Inc.
    4.300%, 06/01/21....................................      1,000    1,018,766
HSBC USA, Inc.
    2.375%, 11/13/19....................................      2,683    2,662,684
    2.350%, 03/05/20....................................      5,500    5,434,550
Humana, Inc.
    2.625%, 10/01/19....................................      3,845    3,825,325
Iberdrola Finance Ireland DAC
W   5.000%, 09/11/19....................................      6,662    6,762,865
ING Bank NV
W   2.750%, 03/22/21....................................      6,000    5,883,184
Integrys Holding, Inc.
    4.170%, 11/01/20....................................      1,000    1,011,397
Intel Corp.
    3.300%, 10/01/21....................................      5,000    5,005,647
Inter-American Development Bank

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
    1.875%, 06/16/20....................................       7,000 $ 6,879,859
    2.125%, 11/09/20....................................      20,000  19,665,620
    2.125%, 01/18/22....................................      10,000   9,698,190
International Bank for Reconstruction & Development
#   1.375%, 05/24/21....................................       5,000   4,799,365
#   2.250%, 06/24/21....................................       6,000   5,881,260
International Business Machines Corp.
    2.250%, 02/19/21....................................       4,000   3,901,982
    2.500%, 01/27/22....................................       5,000   4,841,544
Intesa Sanpaolo SpA
W   3.125%, 07/14/22....................................         878     797,617
Japan Finance Organization for Municipalities
    2.125%, 03/06/19....................................       4,472   4,460,239
Jersey Central Power & Light Co.
    7.350%, 02/01/19....................................       7,492   7,571,744
John Deere Capital Corp.
    2.050%, 03/10/20....................................      10,620  10,479,113
Johnson & Johnson
    1.650%, 03/01/21....................................       9,000   8,700,566
    2.250%, 03/03/22....................................       5,000   4,856,873
JPMorgan Chase & Co.
    2.550%, 10/29/20....................................      11,000  10,817,786
    4.350%, 08/15/21....................................       4,994   5,103,994
Kellogg Co.
    0.800%, 11/17/22.................................... EUR   2,250   2,570,263
Keurig Dr Pepper, Inc.
    2.600%, 01/15/19....................................         939     938,023
    3.200%, 11/15/21....................................       5,000   4,914,445
    2.700%, 11/15/22....................................       2,000   1,901,728
Keurig Dr. Pepper, Inc.
    2.000%, 01/15/20....................................         747     733,367
KeyCorp
    2.900%, 09/15/20....................................      11,259  11,155,292
    5.100%, 03/24/21....................................       8,008   8,288,795
Kommunalbanken A.S.
    1.750%, 05/28/19....................................      17,884  17,785,388
    1.625%, 02/10/21....................................      15,000  14,528,430
    2.250%, 01/25/22....................................      30,000  29,160,060
Kommunekredit
    0.000%, 09/08/22.................................... EUR   1,750   1,979,351
Kommuninvest I Sverige AB
    2.000%, 11/12/19....................................       9,471   9,386,064
    1.000%, 09/15/21.................................... SEK 360,000  40,214,618
    0.250%, 06/01/22.................................... SEK 903,000  98,244,217
    0.750%, 02/22/23.................................... SEK 150,000  16,519,629
Kraft Heinz Foods Co.
    3.500%, 06/06/22....................................       5,000   4,941,648

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
    4.000%, 06/15/23....................................     19,000  $18,900,921
Kreditanstalt fuer Wiederaufbau
    1.875%, 04/01/19....................................      6,259    6,239,785
    1.500%, 04/20/20....................................     22,500   22,033,418
#   2.125%, 03/07/22....................................     20,000   19,368,569
    0.000%, 12/15/22.................................... EUR 40,228   45,633,060
    0.125%, 06/07/23.................................... EUR  5,000    5,685,055
    2.125%, 08/15/23.................................... EUR 12,000   14,922,442
    0.000%, 09/15/23.................................... EUR 10,000   11,270,664
Kroger Co. (The)
    2.300%, 01/15/19....................................     11,572   11,558,683
    2.950%, 11/01/21....................................      1,386    1,361,296
    3.400%, 04/15/22....................................     10,000    9,886,955
Laboratory Corp. of America Holdings
    2.625%, 02/01/20....................................      7,623    7,557,070
Lam Research Corp.
    2.750%, 03/15/20....................................      8,942    8,862,206
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.375%, 07/21/21....................................      5,000    4,773,955
Legg Mason, Inc.
    2.700%, 07/15/19....................................      9,258    9,226,104
Liberty Mutual Group, Inc.
W   5.000%, 06/01/21....................................      2,500    2,563,729
W   4.950%, 05/01/22....................................      1,200    1,235,453
Lincoln National Corp.
    6.250%, 02/15/20....................................      3,215    3,326,169
    4.850%, 06/24/21....................................      1,270    1,309,647
Lloyds Bank P.L.C.
    2.700%, 08/17/20....................................      1,600    1,577,257
Lloyds Banking Group P.L.C.
    3.100%, 07/06/21....................................     10,250   10,059,771
    3.000%, 01/11/22....................................     27,304   26,515,918
Lockheed Martin Corp.
    2.500%, 11/23/20....................................      4,500    4,418,773
Macquarie Group, Ltd.
W   3.000%, 12/03/18....................................     18,885   18,890,288
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20....................................     28,367   27,992,688
    2.500%, 05/18/22....................................      1,780    1,715,355
Marriott International, Inc.
#   3.000%, 03/01/19....................................      2,835    2,835,805
Marsh & McLennan Cos., Inc.
    2.350%, 03/06/20....................................      1,000      985,914
    2.750%, 01/30/22....................................      4,650    4,520,178
Mastercard, Inc.
    1.100%, 12/01/22.................................... EUR 15,162   17,645,131
Maxim Integrated Products, Inc.
    2.500%, 11/15/18....................................      3,464    3,462,441

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
McDonald's Corp.
    3.500%, 07/15/20....................................      4,928  $ 4,952,631
Medtronic, Inc.
    3.150%, 03/15/22....................................      2,630    2,600,955
Merck & Co., Inc.
    1.850%, 02/10/20....................................      4,450    4,382,407
Microsoft Corp.
    1.625%, 12/06/18....................................      7,227    7,218,310
    1.850%, 02/12/20....................................     21,640   21,358,138
    3.000%, 10/01/20....................................      4,000    3,999,800
    2.000%, 11/03/20....................................     18,993   18,599,628
    1.550%, 08/08/21....................................     20,978   20,088,952
    2.400%, 02/06/22....................................     20,000   19,477,566
    2.375%, 02/12/22....................................     11,883   11,553,503
Mitsubishi UFJ Financial Group, Inc.
    2.950%, 03/01/21....................................      1,725    1,701,448
    0.680%, 01/26/23.................................... EUR 12,142   13,738,585
Mizuho Bank, Ltd.
W   2.450%, 04/16/19....................................        575      573,832
W   2.700%, 10/20/20....................................     13,642   13,432,833
Mizuho Financial Group, Inc.
W   2.632%, 04/12/21....................................      5,000    4,881,676
    2.953%, 02/28/22....................................        600      584,053
Molson Coors Brewing Co.
    2.100%, 07/15/21....................................      3,000    2,872,035
Mondelez International Holdings Netherlands BV
W   2.000%, 10/28/21....................................     13,012   12,385,890
Morgan Stanley
    3.125%, 08/05/21.................................... CAD  5,000    3,782,863
    1.875%, 03/30/23.................................... EUR  5,000    5,900,599
MUFG Bank, Ltd.
W   2.350%, 09/08/19....................................      4,570    4,541,881
Municipality Finance P.L.C.
    1.500%, 03/23/20....................................     10,000    9,798,600
    1.375%, 09/21/21....................................      7,500    7,136,400
    2.375%, 03/15/22....................................     10,000    9,742,500
Mylan NV
    3.750%, 12/15/20....................................      4,065    4,064,575
National Australia Bank, Ltd.
    2.250%, 07/01/19....................................      5,626    5,599,844
    2.625%, 07/23/20....................................      5,339    5,272,831
    2.625%, 01/14/21....................................      1,500    1,471,366
    3.000%, 05/12/21.................................... AUD  6,000    4,273,017
    1.875%, 07/12/21....................................      5,500    5,259,819
    2.800%, 01/10/22....................................     24,500   23,864,794
    2.500%, 05/22/22....................................     42,800   40,952,322
    0.350%, 09/07/22.................................... EUR  7,800    8,795,721
Nederlandse Waterschapsbank NV
    1.875%, 03/13/19....................................     53,652   53,499,736
    1.625%, 03/04/20....................................     30,000   29,470,140
    1.875%, 04/14/22....................................      5,000    4,786,680

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
Nestle Holdings, Inc.
    1.875%, 03/09/21....................................     10,000  $ 9,692,300
NetApp, Inc.
    3.375%, 06/15/21....................................      8,650    8,614,806
Newell Brands, Inc.
    4.000%, 06/15/22....................................     12,950   12,825,272
NextEra Energy Capital Holdings, Inc.
    2.400%, 09/15/19....................................      9,378    9,323,098
Nissan Motor Acceptance Corp.
W   2.550%, 03/08/21....................................     16,249   15,846,951
Noble Energy, Inc.
    4.150%, 12/15/21....................................      4,000    4,028,912
Nomura Holdings, Inc.
    2.750%, 03/19/19....................................      7,510    7,506,846
Nordea Bank Abp
    2.375%, 04/04/19....................................     10,005    9,985,682
W   2.500%, 09/17/20....................................      6,000    5,893,044
Nordic Investment Bank
#   1.875%, 06/14/19....................................      9,471    9,420,832
    2.125%, 02/01/22....................................     12,160   11,793,644
Nordstrom, Inc.
    4.750%, 05/01/20....................................     13,135   13,389,046
Norfolk Southern Corp.
    3.000%, 04/01/22....................................      1,352    1,329,093
NRW Bank
    0.125%, 07/07/23.................................... EUR  4,000    4,521,314
Nuveen Finance LLC
W   2.950%, 11/01/19....................................      9,568    9,549,298
Occidental Petroleum Corp.
    4.100%, 02/01/21....................................        542      549,512
Omnicom Group, Inc. / Omnicom Capital, Inc.
#   4.450%, 08/15/20....................................        550      559,526
    3.625%, 05/01/22....................................      1,595    1,575,626
OP Corporate Bank P.L.C.
    0.375%, 10/11/22.................................... EUR    325      367,463
Oracle Corp.
    2.800%, 07/08/21....................................      6,536    6,451,981
#   1.900%, 09/15/21....................................     97,577   93,712,645
    2.500%, 05/15/22....................................      5,000    4,839,950
Pacific Gas & Electric Co.
    3.500%, 10/01/20....................................        900      899,275
    3.250%, 06/15/23....................................      1,000      953,963
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
W   3.050%, 01/09/20....................................        828      824,678
W   3.375%, 02/01/22....................................     15,000   14,750,104
W   4.250%, 01/17/23....................................      9,025    9,075,029
Pernod Ricard SA
W   5.750%, 04/07/21....................................        620      649,260
W   4.450%, 01/15/22....................................     18,077   18,415,607

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
Perrigo Finance Un, Ltd. Co.
    3.500%, 03/15/21....................................      5,056  $ 4,992,240
Pfizer, Inc.
    1.950%, 06/03/21....................................     27,847   27,031,950
    2.200%, 12/15/21....................................     15,000   14,559,912
    0.250%, 03/06/22.................................... EUR 11,200   12,735,754
Phillips 66 Partners L.P.
    2.646%, 02/15/20....................................      6,873    6,796,974
PNC Bank NA
    2.400%, 10/18/19....................................      8,500    8,446,906
    2.300%, 06/01/20....................................        200      196,942
    2.600%, 07/21/20....................................      4,800    4,742,176
PPL Capital Funding, Inc.
#   3.400%, 06/01/23....................................      3,000    2,940,344
Procter & Gamble Co. (The)
#   1.850%, 02/02/21....................................      8,670    8,439,429
Progress Energy, Inc.
    4.875%, 12/01/19....................................      4,672    4,763,486
Progressive Corp. (The)
    3.750%, 08/23/21....................................        706      711,999
Province of Alberta Canada
    1.750%, 08/26/20....................................     15,000   14,637,675
    1.350%, 09/01/21.................................... CAD 20,000   14,665,350
Province of British Columbia Canada
#   2.650%, 09/22/21....................................     26,337   25,987,621
Province of Manitoba Canada
    2.050%, 11/30/20....................................      3,800    3,716,514
    2.125%, 05/04/22....................................     10,000    9,596,705
    2.100%, 09/06/22....................................     20,000   19,073,479
Province of Ontario Canada
    4.400%, 04/14/20....................................     28,000   28,526,212
#   1.875%, 05/21/20....................................     15,000   14,730,446
    2.500%, 09/10/21....................................     59,530   58,325,805
    1.350%, 03/08/22.................................... CAD 20,000   14,532,417
    2.250%, 05/18/22....................................      5,000    4,822,062
    3.150%, 06/02/22.................................... CAD 19,000   14,618,216
Province of Quebec Canada
    3.500%, 07/29/20....................................     53,000   53,380,935
    4.500%, 12/01/20.................................... CAD  5,000    3,951,878
#   2.750%, 08/25/21....................................     10,000    9,884,261
    2.375%, 01/31/22....................................     40,718   39,630,378
Prudential Financial, Inc.
    2.350%, 08/15/19....................................      6,000    5,968,188
    5.375%, 06/21/20....................................      1,700    1,753,516
    4.500%, 11/15/20....................................      7,000    7,166,949
PSEG Power LLC
    5.125%, 04/15/20....................................     11,108   11,359,909
Puget Energy, Inc.
    6.500%, 12/15/20....................................      1,363    1,438,095
QUALCOMM, Inc.
#   2.250%, 05/20/20....................................      6,278    6,191,364
    3.000%, 05/20/22....................................      2,425    2,376,683
    2.600%, 01/30/23....................................     10,000    9,569,599

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
Regions Financial Corp.
#   3.200%, 02/08/21...................................     10,500  $10,409,192
    2.750%, 08/14/22...................................      6,401    6,154,905
Republic of Austria Government Bond
W   0.000%, 09/20/22................................... EUR  4,000    4,569,664
Republic Services, Inc.
    3.550%, 06/01/22...................................      2,000    1,993,469
Roper Technologies, Inc.
    2.800%, 12/15/21...................................      1,000      973,771
Royal Bank of Canada
    2.125%, 03/02/20...................................     17,338   17,108,027
    2.150%, 03/06/20...................................        665      656,645
    2.350%, 10/30/20...................................      7,428    7,293,821
    2.500%, 01/19/21...................................     12,750   12,515,886
    2.750%, 02/01/22...................................     24,000   23,452,708
    1.968%, 03/02/22................................... CAD 10,000    7,323,332
Ryder System, Inc.
    2.650%, 03/02/20...................................      7,000    6,934,452
    3.400%, 03/01/23...................................     12,680   12,474,090
Sanofi
    0.500%, 03/21/23................................... EUR  8,000    9,145,553
Santander Holdings USA, Inc.
    2.650%, 04/17/20...................................      3,000    2,962,369
    3.400%, 01/18/23...................................     18,560   17,717,353
Santander UK Group Holdings P.L.C.
#   3.125%, 01/08/21...................................     15,000   14,784,780
    2.875%, 08/05/21...................................      1,000      968,792
Santander UK P.L.C.
    2.375%, 03/16/20...................................      2,824    2,788,873
Sempra Energy
    2.850%, 11/15/20...................................      5,400    5,327,796
Shell International Finance BV
    4.300%, 09/22/19...................................      3,471    3,512,792
    4.375%, 03/25/20...................................        950      966,844
    2.125%, 05/11/20...................................     17,155   16,923,594
    2.250%, 11/10/20...................................     18,999   18,653,598
    1.875%, 05/10/21...................................     32,626   31,527,009
    1.750%, 09/12/21...................................     27,855   26,697,706
Sherwin-Williams Co. (The)
    2.750%, 06/01/22...................................      2,000    1,925,185
Siemens Financieringsmaatschappij NV
W   1.700%, 09/15/21...................................      3,020    2,881,743
Skandinaviska Enskilda Banken AB
    1.250%, 08/05/22................................... GBP  2,000    2,514,246
Societe Generale SA
W   2.625%, 09/16/20...................................     17,000   16,759,352
W   2.500%, 04/08/21...................................      4,200    4,081,690
Solvay Finance America LLC
W   3.400%, 12/03/20...................................     10,000    9,953,404

                                                           FACE
                                                          AMOUNT^     VALUE+
                                                         --------- ------------
                                                           (000)
                                                         ---------
Southern Co. (The)
    2.750%, 06/15/20................................         9,683 $  9,566,901
Southern Power Co.
    1.000%, 06/20/22................................ EUR    14,310   16,405,140
Southwest Airlines Co.
    2.750%, 11/06/19................................        17,072   17,004,426
    2.650%, 11/05/20................................         4,500    4,445,398
Spain Government Bond
W   5.400%, 01/31/23................................ EUR    17,000   23,313,637
Starbucks Corp.
    2.100%, 02/04/21................................         1,770    1,722,745
State of North Rhine- Westphalia Germany
    1.625%, 01/22/20................................         8,950    8,805,458
    0.200%, 04/17/23................................ EUR     9,000   10,246,586
State Street Corp.
    2.550%, 08/18/20................................        10,138   10,031,850
Stryker Corp.
    2.625%, 03/15/21................................         6,121    6,009,161
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19................................         5,865    5,860,733
Sumitomo Mitsui Financial Group, Inc.
    2.934%, 03/09/21................................         4,000    3,946,311
    2.058%, 07/14/21................................        10,000    9,602,861
    2.784%, 07/12/22................................         1,150    1,111,608
Sunoco Logistics Partners Operations L.P.
    3.450%, 01/15/23................................         9,515    9,188,231
SunTrust Banks, Inc.
    2.500%, 05/01/19................................         3,555    3,546,641
    2.900%, 03/03/21................................        14,765   14,547,817
Svensk Exportkredit AB
    1.750%, 08/28/20................................        11,000   10,743,973
#   2.375%, 03/09/22................................        10,000    9,738,036
Svenska Handelsbanken AB
    2.400%, 10/01/20................................         3,720    3,650,957
    2.450%, 03/30/21................................         1,930    1,881,849
    0.250%, 02/28/22................................ EUR    13,000   14,729,770
    2.625%, 08/23/22................................ EUR     3,000    3,691,021
Swedbank AB
    0.300%, 09/06/22................................ EUR    12,020   13,571,109
Sweden Government Bond
    3.500%, 06/01/22................................ SEK 1,085,000  134,056,424
Sysco Corp.
    2.600%, 10/01/20................................        16,190   15,958,184
TD Ameritrade Holding Corp.
    5.600%, 12/01/19................................            74       75,932
Telefonica Emisiones SAU
    5.134%, 04/27/20................................        10,180   10,421,885
Temasek Financial I, Ltd.
    0.500%, 03/01/22................................ EUR     2,700    3,097,646

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 Toronto-Dominion Bank (The)
     2.125%, 07/02/19..................................     31,297  $31,138,712
     2.500%, 12/14/20..................................     20,000   19,692,030
     2.125%, 04/07/21..................................     18,138   17,627,778
     1.800%, 07/13/21..................................     18,605   17,869,747
     1.994%, 03/23/22.................................. CAD 15,000   11,001,975
 Total Capital International SA
     2.100%, 06/19/19..................................      2,983    2,969,003
 #   2.750%, 06/19/21..................................      6,000    5,924,759
     2.875%, 02/17/22..................................      7,000    6,873,817
     0.250%, 07/12/23.................................. EUR    500      564,438
 Total Capital SA
 #   4.125%, 01/28/21..................................     10,000   10,175,694
 Toyota Credit Canada, Inc.
     2.050%, 05/20/20.................................. CAD  3,092    2,318,066
     2.020%, 02/28/22.................................. CAD 10,000    7,310,950
     2.350%, 07/18/22.................................. CAD 10,000    7,351,134
 Toyota Motor Credit Corp.
     2.100%, 01/17/19..................................      6,900    6,894,544
     2.125%, 07/18/19..................................     11,845   11,787,827
     4.500%, 06/17/20..................................      9,300    9,500,535
     1.900%, 04/08/21..................................     40,243   38,899,680
     2.750%, 05/17/21..................................      8,500    8,387,113
     2.600%, 01/11/22..................................      5,988    5,845,144
     3.300%, 01/12/22..................................      1,484    1,481,265
     0.750%, 07/21/22.................................. EUR  2,080    2,396,199
 TransCanada PipeLines, Ltd.
 #   2.500%, 08/01/22..................................        300      286,706
 Tyson Foods, Inc.
     2.650%, 08/15/19..................................     10,967   10,936,138
 UBS AG
     2.375%, 08/14/19..................................        663      659,330
     2.350%, 03/26/20..................................      6,079    5,999,807
 UBS Group Funding Switzerland AG
     1.750%, 11/16/22.................................. EUR  9,052   10,648,630
 Unedic Asseo
     0.875%, 10/25/22.................................. EUR 27,300   32,011,456
 Union Pacific Corp.
     2.750%, 04/15/23..................................      4,189    4,029,739
 UnitedHealth Group, Inc.
     4.700%, 02/15/21..................................      2,040    2,097,278
     2.375%, 10/15/22..................................      9,000    8,614,138
 Unum Group
     3.000%, 05/15/21..................................      1,000      982,415
 US Bank NA
 #   2.125%, 10/28/19..................................      3,432    3,411,813
 USAA Capital Corp.
 W   2.000%, 06/01/21..................................      5,000    4,819,550
 Verizon Communications, Inc.
     3.500%, 11/01/21..................................        750      750,211
     2.946%, 03/15/22..................................        800      782,815
 #   3.125%, 03/16/22..................................     13,808   13,611,822
 Viacom, Inc.
     2.750%, 12/15/19..................................      3,297    3,268,511

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 Vodafone Group P.L.C.
 #   4.375%, 03/16/21..................................      4,525  $ 4,617,314
 #   2.500%, 09/26/22..................................      4,411    4,195,073
 Volkswagen Group of America Finance LLC
 W   2.125%, 05/23/19..................................      1,310    1,301,931
 W   2.400%, 05/22/20..................................      5,911    5,802,412
 Volkswagen International Finance NV
     0.875%, 01/16/23.................................. EUR  4,200    4,711,263
 Walgreen Co.
     3.100%, 09/15/22..................................      4,127    4,016,770
 Walgreens Boots Alliance, Inc.
     3.300%, 11/18/21..................................      4,000    3,953,167
 Walt Disney Co. (The)
     2.150%, 09/17/20                                        6,482    6,377,510
 Warner Media LLC
     4.700%, 01/15/21..................................      7,900    8,085,659
 #   4.000%, 01/15/22..................................      3,500    3,525,392
 WEC Energy Group, Inc.
     2.450%, 06/15/20..................................     14,176   13,976,463
 Wells Fargo & Co.
     2.600%, 07/22/20..................................      8,000    7,895,091
     2.550%, 12/07/20..................................     15,000   14,696,445
     1.500%, 09/12/22.................................. EUR  2,700    3,164,974
     2.250%, 05/02/23.................................. EUR  5,700    6,869,343
 Western Australian Treasury Corp.
     2.750%, 10/20/22.................................. AUD 27,000   19,330,048
 Westpac Banking Corp.
     4.875%, 11/19/19..................................      3,645    3,710,092
     2.600%, 11/23/20..................................     29,052   28,630,186
     2.100%, 05/13/21..................................      7,632    7,363,736
     2.800%, 01/11/22..................................     15,512   15,111,248
     2.500%, 06/28/22..................................      9,789    9,401,908
 Whirlpool Corp.
     3.700%, 03/01/23..................................      1,525    1,505,276
 Williams Partners LP
     3.350%, 08/15/22..................................      4,600    4,477,988
 Wm Wrigley Jr Co.
 W   2.900%, 10/21/19..................................      1,484    1,480,376
 Xcel Energy, Inc.
 #   2.400%, 03/15/21..................................      4,070    3,970,884
 Xerox Corp.
     4.070%, 03/17/22..................................     10,246    9,774,684
 Xilinx, Inc.
     2.125%, 03/15/19..................................      1,745    1,739,401
 ZF North America Capital, Inc.
 W   4.500%, 04/29/22..................................        600      600,977
 Zimmer Biomet Holdings, Inc.
     2.700%, 04/01/20..................................      4,632    4,580,341
 Zoetis, Inc.
     3.450%, 11/13/20..................................     12,400   12,414,219

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
                                                         -------
   3.250%, 02/01/23.....................................  3,015  $    2,952,211
                                                                 --------------
TOTAL BONDS.............................................          5,533,432,672
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- (0.0%)
U.S. Treasury Notes
   1.250%, 10/31/21.....................................  1,000         951,875
                                                                 --------------
TOTAL INVESTMENT SECURITIES.............................          5,534,384,547
                                                                 --------------

                                                        SHARES       VALUE+
                                                       --------- --------------
SECURITIES LENDING COLLATERAL -- (1.3%)
@(S) DFA Short Term Investment Fund................... 6,280,188 $   72,661,780
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,772,506,940)......................................... $5,607,046,327
                                                                 ==============

As of October 31, 2018, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------   ---------------- ---------------------------- ---------- --------------
USD     126,168,662  EUR  108,101,265 State Street Bank and Trust   11/09/18   $ 3,661,785
USD     132,173,057  EUR  113,259,026 State Street Bank and Trust   11/23/18     3,682,459
USD     136,539,409  EUR  116,114,270 State Street Bank and Trust   11/29/18     4,748,574
USD      84,179,448  SEK  744,225,954 Bank of America Corp.         12/21/18     2,464,406
USD      27,339,539  EUR   23,558,089 State Street Bank and Trust   01/08/19       487,133
USD      73,888,698  SEK  667,820,906 Bank of America Corp.         01/09/19       406,981
USD     107,211,307  EUR   92,257,239 Bank of America Corp.         01/16/19     1,980,611
USD     105,984,908  EUR   91,721,801 UBS AG                        01/17/19     1,355,942
USD      99,785,946  EUR   86,020,217 UBS AG                        01/18/19     1,652,452
USD       2,581,135  GBP    1,974,898 Citibank, N.A.                01/22/19        45,879
USD      71,352,088  SEK  638,493,960 State Street Bank and Trust   01/23/19     1,015,849
USD     113,557,955  CAD  148,548,398 State Street Bank and Trust   01/23/19       523,597
USD      68,912,390  SEK  622,660,174 Bank of America Corp.         01/28/19       291,991
                                                                               -----------
TOTAL APPRECIATION                                                             $22,317,659

EUR      10,063,493  USD   11,672,513 Citibank, N.A.                11/09/18   $  (267,955)
EUR      10,004,452  USD   11,540,341 Citibank, N.A.                11/23/18      (190,447)
EUR       7,587,736  USD    8,845,882 Citibank, N.A.                11/23/18      (237,714)
EUR       6,759,338  USD    7,906,409 Citibank, N.A.                11/29/18      (234,494)
EUR       6,610,985  USD    7,731,444 Citibank, N.A.                11/29/18      (227,912)
USD      47,083,624  AUD   66,562,426 State Street Bank and Trust   01/23/19       (99,337)
                                                                               -----------
TOTAL (DEPRECIATION)                                                           $(1,257,859)
                                                                               -----------
TOTAL APPRECIATION
  (DEPRECIATION)                                                               $21,059,800
                                                                               ===========

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Bonds............................   --    $5,533,432,672   --    $5,533,432,672
U.S. Treasury Obligations........   --           951,875   --           951,875
Securities Lending Collateral....   --        72,661,780   --        72,661,780
Forward Currency Contracts**.....   --        21,059,800   --        21,059,800
                                    --    --------------   --    --------------
TOTAL............................   --    $5,628,106,127   --    $5,628,106,127
                                    ==    ==============   ==    ==============

**Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
AGENCY OBLIGATIONS -- (3.2%)
Federal Farm Credit Bank
    2.630%, 08/03/26........................................  3,173 $ 3,007,858
    5.770%, 01/05/27........................................  1,058   1,233,367
Federal Home Loan Mortgage Corp.
    6.750%, 09/15/29........................................  5,814   7,544,130
    6.750%, 03/15/31........................................  1,000   1,323,849
    6.250%, 07/15/32........................................  7,000   9,071,594
Federal National Mortgage Association
    6.250%, 05/15/29........................................ 12,628  15,747,381
    7.125%, 01/15/30........................................  3,526   4,719,223
    6.625%, 11/15/30........................................  6,000   7,827,882
Tennessee Valley Authority
    7.125%, 05/01/30........................................  7,608  10,171,295
                                                                    -----------
TOTAL AGENCY OBLIGATIONS....................................         60,646,579
                                                                    -----------
BONDS -- (91.8%)
21st Century Fox America, Inc.
    3.700%, 09/15/24........................................  2,468   2,438,379
3M Co.
#   2.875%, 10/15/27........................................ 27,127  25,477,634
Abbott Laboratories
    2.950%, 03/15/25........................................  6,870   6,531,481
AbbVie, Inc.
#   3.600%, 05/14/25........................................  9,500   9,064,621
Activision Blizzard, Inc.
    3.400%, 06/15/27........................................    600     556,871
Aetna, Inc.
    3.500%, 11/15/24........................................  4,942   4,802,701
Affiliated Managers Group, Inc.
    3.500%, 08/01/25........................................  1,410   1,336,330
Aflac, Inc.
    3.250%, 03/17/25........................................  6,064   5,832,923
Ahold Finance USA LLC
    6.875%, 05/01/29........................................    388     446,801
Airbus SE
#W  3.150%, 04/10/27........................................  1,000     946,406
Albemarle Corp.
    4.150%, 12/01/24........................................  3,335   3,334,674
Alimentation Couche-Tard, Inc.
W   3.550%, 07/26/27........................................  1,185   1,095,594
Allergan Funding SCS
    3.800%, 03/15/25........................................  9,592   9,243,232
Alphabet, Inc.
    1.998%, 08/15/26........................................  2,000   1,776,983

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
Ameren Corp.
    3.650%, 02/15/26........................................  1,890 $ 1,823,360
American Express Credit Corp.
#   3.300%, 05/03/27........................................  8,500   8,101,831
American Honda Finance Corp.
    2.300%, 09/09/26........................................  1,500   1,332,521
American International Group, Inc.
    3.750%, 07/10/25........................................  2,000   1,909,710
    3.900%, 04/01/26........................................  5,000   4,763,742
Ameriprise Financial, Inc.
    3.700%, 10/15/24........................................  7,090   7,017,648
    2.875%, 09/15/26........................................  1,000     913,185
AmerisourceBergen Corp.
    3.400%, 05/15/24........................................    673     651,380
#   3.450%, 12/15/27........................................  8,000   7,405,025
Amgen, Inc.
    3.125%, 05/01/25........................................  2,763   2,614,674
    2.600%, 08/19/26........................................  5,776   5,169,171
Analog Devices, Inc.
    3.900%, 12/15/25........................................  4,502   4,404,945
Anheuser-Busch InBev Finance, Inc.
    3.650%, 02/01/26........................................  8,000   7,592,637
Anheuser-Busch InBev Worldwide, Inc.
    4.000%, 04/13/28........................................  7,000   6,713,908
Anthem, Inc.
    3.500%, 08/15/24........................................  3,491   3,384,486
    3.650%, 12/01/27........................................    555     518,873
    4.101%, 03/01/28........................................  5,000   4,834,802
ANZ New Zealand International Ltd.
W   3.450%, 07/17/27........................................ 15,000  14,163,782
Aon P.L.C.
    3.500%, 06/14/24........................................  3,750   3,645,330
AP Moller--Maersk A.S.
W   3.750%, 09/22/24........................................  1,000     957,899
#W  3.875%, 09/28/25........................................  1,914   1,809,824
Apple, Inc.
    3.350%, 02/09/27........................................ 13,200  12,716,584
    3.200%, 05/11/27........................................ 13,405  12,746,032
    3.000%, 06/20/27........................................  6,800   6,364,266
    2.900%, 09/12/27........................................    551     510,460
    3.000%, 11/13/27........................................ 11,000  10,269,869
Applied Materials, Inc.
    3.300%, 04/01/27........................................  1,111   1,048,384
Archer-Daniels-Midland Co.
    2.500%, 08/11/26........................................  5,613   5,063,242

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
Arrow Electronics, Inc.
     3.875%, 01/12/28.......................................  5,330 $ 4,865,515
Assurant, Inc.
     4.000%, 03/15/23.......................................  3,526   3,486,681
AstraZeneca P.L.C.
     3.375%, 11/16/25.......................................  8,300   7,885,879
AT&T, Inc.
     3.950%, 01/15/25.......................................  1,087   1,054,864
     3.400%, 05/15/25.......................................  8,182   7,682,355
Australia & New Zealand Banking Group, Ltd.
     3.700%, 11/16/25.......................................  5,000   4,917,133
Autodesk, Inc.
     4.375%, 06/15/25.......................................  6,017   5,962,254
     3.500%, 06/15/27.......................................  5,375   4,939,721
AutoZone, Inc.
     3.250%, 04/15/25.......................................  3,133   2,943,279
Avnet, Inc.
     4.625%, 04/15/26.......................................  5,850   5,691,364
AXIS Specialty Finance P.L.C.
     4.000%, 12/06/27.......................................  4,780   4,478,449
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
     3.337%, 12/15/27....................................... 10,970  10,020,929
Banco Santander SA
     3.800%, 02/23/28.......................................  5,800   5,154,021
Bank of America Corp.
(r)  3.419%, 12/20/28.......................................  2,918   2,691,359
Bank of New York Mellon Corp. (The)
     3.000%, 02/24/25.......................................  1,410   1,337,800
Barclays P.L.C.
     3.650%, 03/16/25.......................................  6,080   5,655,099
     4.375%, 01/12/26.......................................  2,700   2,587,564
BAT International Finance P.L.C.
#    3.950%, 06/15/25.......................................  1,500   1,449,143
Baxter International, Inc.
     2.600%, 08/15/26.......................................  7,018   6,310,494
Bayer U.S. Finance II LLC
W    3.375%, 07/15/24.......................................    897     857,077
W    5.500%, 08/15/25.......................................  3,984   4,174,081
Bayer U.S. Finance LLC
W    3.375%, 10/08/24.......................................  8,831   8,383,810
Beam Suntory, Inc.
     3.250%, 06/15/23.......................................    961     927,975
Berkshire Hathaway, Inc.
     3.125%, 03/15/26....................................... 10,552  10,048,720
Biogen, Inc.
     4.050%, 09/15/25.......................................  8,000   7,932,229
BlackRock, Inc.
     3.200%, 03/15/27....................................... 17,645  16,805,616

                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
                                                              ------
BMW US Capital LLC
W   2.800%, 04/11/26.........................................  5,500 $5,044,666
W   3.300%, 04/06/27.........................................  4,000  3,747,860
BNP Paribas SA
#W  3.500%, 11/16/27.........................................  8,631  7,820,005
Boeing Co. (The)
    2.500%, 03/01/25.........................................  3,526  3,273,421
BP Capital Markets P.L.C.
    3.017%, 01/16/27.........................................  7,600  7,035,589
Brown & Brown, Inc.
    4.200%, 09/15/24.........................................  5,261  5,172,518
Buckeye Partners L.P.
    4.150%, 07/01/23.........................................  1,058  1,031,122
    3.950%, 12/01/26.........................................  2,275  2,077,955
Bunge, Ltd. Finance Corp.
    3.750%, 09/25/27.........................................  6,075  5,526,134
Burlington Northern Santa Fe LLC
#   3.000%, 04/01/25.........................................  2,357  2,262,984
    7.000%, 12/15/25.........................................    472    559,893
CA, Inc.
    4.700%, 03/15/27.........................................  7,900  7,654,863
Campbell Soup Co.
    3.300%, 03/19/25.........................................  4,229  3,853,448
#   4.150%, 03/15/28.........................................  5,571  5,126,923
Canadian Natural Resources, Ltd.
    7.200%, 01/15/32.........................................  2,950  3,523,525
Canadian Pacific Railway Co.
    2.900%, 02/01/25.........................................  1,666  1,568,167
    3.700%, 02/01/26.........................................  2,115  2,050,889
Capital One Financial Corp.
    3.750%, 04/24/24.........................................  1,939  1,888,041
#   3.750%, 03/09/27.........................................  2,000  1,856,273
Cardinal Health, Inc.
#   3.410%, 06/15/27......................................... 10,000  9,062,635
CBS Corp.
    3.500%, 01/15/25.........................................  1,058    999,000
    4.000%, 01/15/26.........................................  1,000    967,876
    2.900%, 01/15/27.........................................  6,600  5,788,904
Celgene Corp.
    3.625%, 05/15/24.........................................  1,763  1,712,335
CenterPoint Energy Resources Corp.
    4.000%, 04/01/28.........................................  3,000  2,955,384
Charles Schwab Corp. (The)
    3.000%, 03/10/25.........................................  4,689  4,452,042
Cigna Corp.
    3.250%, 04/15/25.........................................  5,750  5,416,010
Cincinnati Financial Corp.
    6.920%, 05/15/28.........................................    900  1,078,921
Cisco Systems, Inc.
    2.500%, 09/20/26.........................................  3,000  2,734,507
Citigroup, Inc.
    3.750%, 06/16/24.........................................  1,410  1,387,897

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CONTINUED


                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
    3.300%, 04/27/25........................................  6,231 $ 5,938,079
Clorox Co. (The)
#   3.900%, 05/15/28........................................  1,000     988,376
CMS Energy Corp.
    3.600%, 11/15/25........................................  2,800   2,706,646
CNA Financial Corp.
    4.500%, 03/01/26........................................  6,830   6,833,590
Coca-Cola Co. (The)
    2.250%, 09/01/26........................................  3,500   3,137,980
#   2.900%, 05/25/27........................................  8,000   7,482,986
Comcast Corp.
    3.375%, 08/15/25........................................  1,234   1,187,162
    3.150%, 03/01/26........................................  4,000   3,741,142
    4.250%, 01/15/33........................................  2,000   1,937,826
    7.050%, 03/15/33........................................  4,337   5,340,766
Commonwealth Bank of Australia
W   2.850%, 05/18/26........................................ 18,373  16,858,146
ConocoPhillips
    5.900%, 10/15/32........................................  7,000   8,151,195
ConocoPhillips Co.
#   4.950%, 03/15/26........................................  5,000   5,308,240
Consolidated Edison Co. of New York, Inc.
    3.300%, 12/01/24........................................    705     686,759
Cox Communications, Inc.
#W  3.850%, 02/01/25........................................  5,741   5,545,165
Credit Agricole SA
#   3.875%, 04/15/24........................................  5,678   5,637,243
Credit Suisse AG
    3.625%, 09/09/24........................................  6,299   6,170,718
CRH America Finance, Inc.
W   3.950%, 04/04/28........................................  2,280   2,157,856
CVS Health Corp.
    3.375%, 08/12/24........................................  5,243   5,026,957
    3.875%, 07/20/25........................................  3,210   3,124,218
Daimler Finance North America LLC
W   3.250%, 08/01/24........................................  1,128   1,081,099
    8.500%, 01/18/31........................................  9,188  12,531,053
Danske Bank A.S.
#W  4.375%, 06/12/28........................................  6,000   5,701,120
Deere & Co.
#   5.375%, 10/16/29........................................    650     720,572
Deutsche Bank AG
    3.700%, 05/30/24........................................  5,781   5,394,179
    4.100%, 01/13/26........................................  3,000   2,812,071
Discovery Communications LLC
    3.250%, 04/01/23........................................    353     340,883
W   3.900%, 11/15/24........................................  5,961   5,773,449
    3.450%, 03/15/25........................................  4,263   4,003,890
#   4.900%, 03/11/26........................................  4,000   4,045,699

                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
                                                              ------
Dollar Tree, Inc.
    4.200%, 05/15/28.........................................  6,000 $5,676,893
Dominion Energy Gas Holdings LLC
    3.600%, 12/15/24.........................................  1,763  1,724,214
Dominion Energy, Inc.
    3.625%, 12/01/24.........................................    705    690,900
    3.900%, 10/01/25.........................................  4,000  3,902,583
Dover Corp.
    3.150%, 11/15/25.........................................  2,100  1,976,515
Dow Chemical Co. (The)
#   3.500%, 10/01/24.........................................  4,106  3,982,933
DTE Energy Co.
    2.850%, 10/01/26.........................................    945    855,006
    6.375%, 04/15/33.........................................  3,407  3,967,983
DXC Technology Co.
    4.450%, 09/18/22.........................................  1,763  1,790,371
    4.750%, 04/15/27.........................................  8,000  7,948,503
E*TRADE Financial Corp.
    4.500%, 06/20/28.........................................  2,500  2,457,361
Eastman Chemical Co.
    3.800%, 03/15/25.........................................  3,023  2,930,975
Eaton Corp.
    4.000%, 11/02/32.........................................  5,500  5,321,846
eBay, Inc.
    3.600%, 06/05/27.........................................  2,000  1,851,075
Ecolab, Inc.
    2.700%, 11/01/26.........................................  2,000  1,829,743
Edison International
    4.125%, 03/15/28......................................... 10,000  9,758,060
Electricite de France SA
W   3.625%, 10/13/25.........................................  5,797  5,535,593
    3.625%, 10/13/25.........................................  2,000  1,909,813
Electronic Arts, Inc.
    4.800%, 03/01/26.........................................  2,200  2,258,732
Enbridge, Inc.
#   3.500%, 06/10/24.........................................    705    680,469
#   3.700%, 07/15/27.........................................  3,000  2,819,370
Enel Finance International NV
W   3.500%, 04/06/28.........................................  5,000  4,202,338
W   4.875%, 06/14/29.........................................  4,000  3,740,923
Energy Transfer Operating L.P.
    4.750%, 01/15/26.........................................  4,000  3,938,730
    4.200%, 04/15/27.........................................  2,000  1,887,127
Enterprise Products Operating LLC
    3.750%, 02/15/25.........................................  2,000  1,961,337
#   3.700%, 02/15/26.........................................  6,000  5,791,219
    6.875%, 03/01/33.........................................    525    631,026
EOG Resources, Inc.
    3.150%, 04/01/25.........................................  1,478  1,423,365
EQT Corp.
    3.900%, 10/01/27.........................................  5,930  5,396,310

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CONTINUED


                                                                FACE
                                                               AMOUNT   VALUE+
                                                               ------ -----------
                                                               (000)
                                                               ------
ERAC USA Finance LLC
W   3.850%, 11/15/24..........................................  2,058 $ 2,030,085
Exelon Corp.
    3.950%, 06/15/25..........................................    795     782,538
    3.400%, 04/15/26..........................................  5,400   5,079,410
Express Scripts Holding Co.
    3.500%, 06/15/24..........................................  4,596   4,463,078
    3.400%, 03/01/27..........................................  3,500   3,215,402
Exxon Mobil Corp.
    3.043%, 03/01/26.......................................... 20,686  19,757,346
FedEx Corp.
    3.400%, 02/15/28..........................................  3,000   2,802,271
Fidelity National Information Services,
  Inc.
    5.000%, 10/15/25..........................................    278     289,277
Fifth Third Bancorp
    3.950%, 03/14/28..........................................  2,943   2,863,884
FMR LLC
W   4.950%, 02/01/33..........................................  1,000   1,050,139
Ford Motor Credit Co. LLC
#   4.375%, 08/06/23..........................................  4,583   4,460,643
    3.664%, 09/08/24..........................................  3,950   3,593,066
GATX Corp.
    3.250%, 03/30/25..........................................  2,820   2,635,469
    3.250%, 09/15/26..........................................  2,200   2,000,082
General Dynamics Corp.
#   2.125%, 08/15/26..........................................  6,500   5,786,689
General Electric Co.
    6.750%, 03/15/32.......................................... 18,873  21,320,067
General Mills, Inc.
#   4.200%, 04/17/28..........................................  3,000   2,899,323
General Motors Financial Co., Inc.
    5.250%, 03/01/26..........................................  7,000   6,989,551
    4.350%, 01/17/27..........................................  3,000   2,793,461
Georgia Power Co.
    3.250%, 04/01/26..........................................  3,000   2,817,267
Georgia-Pacific LLC
#   7.750%, 11/15/29..........................................  4,960   6,466,013
Gilead Sciences, Inc.
    3.650%, 03/01/26..........................................  2,000   1,937,127
GlaxoSmithKline Capital, Inc.
    3.875%, 05/15/28..........................................  2,300   2,297,327
Goldman Sachs Group, Inc. (The)
    3.750%, 05/22/25..........................................  2,000   1,937,719
    3.750%, 02/25/26..........................................  1,100   1,055,433
Halliburton Co.
    3.800%, 11/15/25..........................................  4,124   4,012,071
Harley-Davidson, Inc.
#   3.500%, 07/28/25..........................................  5,980   5,712,328
Hasbro, Inc.
    3.500%, 09/15/27..........................................  2,820   2,587,961

                                                                FACE
                                                               AMOUNT   VALUE+
                                                               ------ -----------
                                                               (000)
                                                               ------
Hewlett Packard Enterprise Co.
    4.900%, 10/15/25..........................................  8,542 $ 8,673,738
Home Depot, Inc. (The)
    3.350%, 09/15/25..........................................  1,403   1,373,155
Honeywell International, Inc.
    2.500%, 11/01/26..........................................  1,000     916,622
HSBC Holdings P.L.C.
    4.300%, 03/08/26..........................................  4,000   3,945,771
HSBC USA, Inc.
    3.500%, 06/23/24..........................................  5,760   5,607,520
Humana, Inc.
    3.850%, 10/01/24..........................................  4,074   4,022,633
ING Groep NV
    3.950%, 03/29/27..........................................  6,550   6,208,363
Ingersoll-Rand Luxembourg Finance SA
    3.550%, 11/01/24..........................................  4,280   4,153,168
Inter-American Development Bank
    6.750%, 07/15/27..........................................  1,058   1,289,083
Intercontinental Exchange, Inc.
    3.750%, 12/01/25..........................................  5,750   5,683,415
International Business Machines Corp.
#   3.300%, 01/27/27..........................................  3,191   3,038,607
    5.875%, 11/29/32..........................................     66      76,376
International Paper Co.
    3.650%, 06/15/24..........................................  1,058   1,047,169
    3.800%, 01/15/26..........................................    578     558,390
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24..........................................  2,151   2,137,350
ITC Holdings Corp.
    3.650%, 06/15/24..........................................  4,288   4,192,953
Janus Capital Group, Inc.
    4.875%, 08/01/25..........................................  2,000   2,010,007
Jefferies Group LLC / Jefferies Group Capital
  Finance, Inc.
    4.850%, 01/15/27..........................................  3,000   2,882,194
JM Smucker Co. (The)
    3.500%, 03/15/25..........................................  5,000   4,761,880
Johnson & Johnson
    2.450%, 03/01/26.......................................... 14,500  13,384,100
    2.900%, 01/15/28..........................................  8,000   7,476,067
#   6.950%, 09/01/29..........................................  1,000   1,273,586
    4.950%, 05/15/33..........................................  2,500   2,766,897
JPMorgan Chase & Co.
    3.900%, 07/15/25..........................................  4,820   4,753,501
Juniper Networks, Inc.
#   4.500%, 03/15/24..........................................  2,327   2,356,125
Kellogg Co.
    3.250%, 04/01/26..........................................  6,741   6,228,605

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CONTINUED


                                                                FACE
                                                               AMOUNT   VALUE+
                                                               ------ ----------
                                                               (000)
                                                               ------
    4.300%, 05/15/28.......................................... 3,000  $2,921,813
    7.450%, 04/01/31.......................................... 1,100   1,365,376
Keurig Dr Pepper, Inc.
    3.400%, 11/15/25.......................................... 1,660   1,541,334
KeyBank NA
#   3.300%, 06/01/25.......................................... 2,000   1,921,181
Kohl's Corp.
#   4.750%, 12/15/23..........................................   781     795,315
Koninklijke KPN NV
    8.375%, 10/01/30.......................................... 4,000   5,137,495
Kraft Heinz Foods Co.
    3.950%, 07/15/25.......................................... 8,000   7,733,369
Kroger Co. (The)
    7.500%, 04/01/31.......................................... 7,725   9,247,352
L3 Technologies, Inc.
    3.950%, 05/28/24.......................................... 1,361   1,340,463
Laboratory Corp. of America Holdings
    3.600%, 09/01/27.......................................... 3,100   2,925,130
Legg Mason, Inc.
    3.950%, 07/15/24.......................................... 2,609   2,557,898
    4.750%, 03/15/26.......................................... 3,205   3,227,211
Lincoln National Corp.
    3.350%, 03/09/25.......................................... 8,425   8,033,049
Lloyds Banking Group P.L.C.
    3.750%, 01/11/27.......................................... 5,000   4,627,024
    4.375%, 03/22/28.......................................... 4,000   3,822,931
Loews Corp.
    3.750%, 04/01/26.......................................... 5,500   5,404,700
Lowe's Cos., Inc.
    3.375%, 09/15/25.......................................... 3,551   3,435,406
LYB International Finance II BV
    3.500%, 03/02/27.......................................... 2,000   1,825,881
Macquarie Bank, Ltd.
W   3.900%, 01/15/26.......................................... 5,000   4,862,418
Manufacturers & Traders Trust Co.
    2.900%, 02/06/25.......................................... 2,527   2,388,017
Marathon Petroleum Corp.
W   5.125%, 12/15/26..........................................   350     359,273
Marriott International, Inc.
#   4.000%, 04/15/28.......................................... 2,000   1,926,785
Marsh & McLennan Cos., Inc.
#   3.500%, 03/10/25.......................................... 1,500   1,446,712
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.......................................... 2,950   2,744,410
McDonald's Corp.
    3.700%, 01/30/26.......................................... 9,000   8,781,777
McKesson Corp.
    3.796%, 03/15/24..........................................   201     197,593
Mead Johnson Nutrition Co.
    4.125%, 11/15/25.......................................... 4,200   4,206,723

                                                                FACE
                                                               AMOUNT   VALUE+
                                                               ------ ----------
                                                               (000)
                                                               ------
Medtronic, Inc.
    3.500%, 03/15/25..........................................  1,000   $979,080
Merck Sharp & Dohme Corp.
    6.400%, 03/01/28..........................................  6,591  7,789,144
Microsoft Corp.
    2.400%, 08/08/26.......................................... 10,000  9,121,703
    3.300%, 02/06/27.......................................... 29,100 28,219,922
Mitsubishi UFJ Financial Group, Inc.
    3.850%, 03/01/26..........................................  7,000  6,841,154
#   3.677%,02/22/27...........................................  2,000  1,929,044
Mizuho Financial Group, Inc.
    2.839%, 09/13/26.......................................... 10,000  9,058,848
Molson Coors Brewing Co.
    3.000%, 07/15/26..........................................  2,000  1,780,802
Morgan Stanley
    3.875%, 01/27/26..........................................  3,000  2,906,622
    3.625%, 01/20/27.......................................... 11,400 10,773,057
Mosaic Co. (The)
    4.250%, 11/15/23..........................................  1,939  1,948,895
#   4.050%, 11/15/27..........................................  4,000  3,796,598
Motorola Solutions, Inc.
    3.500%, 03/01/23..........................................  1,763  1,709,920
MPLX L.P.
    4.125%, 03/01/27..........................................  7,000  6,679,008
MUFG Bank, Ltd.
    3.250%, 09/08/24..........................................  1,763  1,700,522
Mylan NV
    3.950%, 06/15/26..........................................  7,000  6,423,823
Mylan, Inc.
    4.200%, 11/29/23..........................................  2,468  2,406,598
Nasdaq, Inc.
    4.250%, 06/01/24..........................................  1,551  1,558,119
National Australia Bank, Ltd.
#W  3.500%, 01/10/27.......................................... 14,790 14,127,132
Nationwide Building Society
W   3.900%, 07/21/25..........................................  7,000  6,837,272
NextEra Energy Capital Holdings, Inc.
    3.550%, 05/01/27..........................................  2,000  1,901,865
NIKE, Inc.
#   2.375%, 11/01/26.......................................... 13,135 11,800,251
Noble Energy, Inc.
    3.900%, 11/15/24..........................................  1,426  1,386,083
#   3.850%, 01/15/28..........................................  2,000  1,834,023
Nordstrom, Inc.
    4.000%, 03/15/27..........................................  4,412  4,223,464
#   6.950%, 03/15/28..........................................    282    313,773
Norfolk Southern Corp.
    5.640%, 05/17/29..........................................  2,048  2,260,216
Novartis Capital Corp.
#   3.100%, 05/17/27.......................................... 24,278 23,014,473
Nucor Corp.
#   3.950%, 05/01/28..........................................  6,000  5,901,470

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
                                                              ------
Nutrien, Ltd.
    3.000%, 04/01/25.........................................  1,500 $1,378,971
Nuveen Finance LLC
#W  4.125%, 11/01/24.........................................  5,360  5,363,575
Occidental Petroleum Corp.
    3.400%, 04/15/26.........................................  5,280  5,120,541
Omnicom Group, Inc. / Omnicom Capital, Inc.
    3.650%, 11/01/24.........................................    705    679,030
ONEOK, Inc.
    4.000%, 07/13/27.........................................  3,915  3,753,655
Oracle Corp.
    2.650%, 07/15/26.........................................  3,000  2,743,999
    3.250%, 11/15/27......................................... 22,400 21,187,889
    3.250%, 05/15/30.........................................  7,966  7,399,573
O'Reilly Automotive, Inc.
    3.600%, 09/01/27.........................................  3,900  3,646,083
Pacific Gas & Electric Co.
    3.500%, 06/15/25.........................................  2,362  2,199,962
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
W   3.400%, 11/15/26.........................................  4,000  3,671,956
PepsiCo, Inc.
    3.500%, 07/17/25.........................................  4,721  4,658,830
Pernod Ricard SA
#W  3.250%, 06/08/26.........................................  3,000  2,838,313
Perrigo Finance Unlimited Co.
    3.900%, 12/15/24.........................................  6,115  5,864,023
    4.375%, 03/15/26.........................................  3,000  2,898,510
Pfizer, Inc.
    2.750%, 06/03/26.........................................  8,770  8,169,996
#   3.000%, 12/15/26......................................... 11,817 11,191,268
Philip Morris International, Inc.
    3.250%, 11/10/24.........................................  2,179  2,114,006
Phillips 66 Partners L.P.
    3.550%, 10/01/26.........................................  4,550  4,250,450
PNC Bank NA
    2.950%, 02/23/25.........................................  4,407  4,166,098
PPG Industries, Inc.
    3.750%, 03/15/28.........................................  2,000  1,895,934
Principal Financial Group, Inc.
    3.400%, 05/15/25.........................................  1,177  1,135,260
    3.100%, 11/15/26.........................................    300    275,078
Procter & Gamble Co. (The)
#   2.850%, 08/11/27......................................... 15,000 14,014,525
Province of British Columbia
  Canada
    6.500%, 01/15/26.........................................  4,363  5,138,170
Province of Quebec Canada
    7.500%, 09/15/29.........................................  2,000  2,691,037
Prudential Financial, Inc.
#   3.878%, 03/27/28.........................................  4,000  3,931,357
PSEG Power LLC
    4.300%, 11/15/23.........................................  2,122  2,137,573

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
QUALCOMM, Inc.
    3.450%, 05/20/25........................................  7,026 $ 6,743,301
Quest Diagnostics, Inc.
    3.500%, 03/30/25........................................    582     555,391
Reinsurance Group of America,
  Inc.
    4.700%, 09/15/23........................................  2,115   2,172,857
    3.950%, 09/15/26........................................  7,358   7,071,113
Rio Tinto Finance USA, Ltd.
    7.125%, 07/15/28........................................  2,120   2,607,437
Roche Holdings, Inc.
W   2.625%, 05/15/26........................................ 13,132  12,118,518
#W  2.375%, 01/28/27........................................  7,900   7,090,294
Rolls-Royce P.L.C.
W   3.625%, 10/14/25........................................  4,000   3,863,433
Royal Bank of Scotland Group
  P.L.C.
    4.800%, 04/05/26........................................  1,000     985,857
Royal Caribbean Cruises, Ltd.
#   7.500%, 10/15/27........................................  5,401   6,322,753
    3.700%, 03/15/28........................................  2,474   2,270,333
salesforce.com, Inc.
    3.700%, 04/11/28........................................  2,000   1,952,991
Santander Holdings USA, Inc.
#   4.500%, 07/17/25........................................  9,000   8,801,914
    4.400%, 07/13/27........................................  2,000   1,866,961
Sempra Energy
    3.550%, 06/15/24........................................  3,596   3,507,226
    3.750%, 11/15/25........................................  1,000     970,742
Shell International Finance BV
#   2.875%, 05/10/26........................................ 12,051  11,264,018
    2.500%, 09/12/26........................................ 15,600  14,163,520
Sherwin-Williams Co. (The)
    3.450%, 08/01/25........................................  5,503   5,235,171
    3.950%, 01/15/26........................................  2,200   2,159,225
Siemens
  Financieringsmaatschappij NV
W   6.125%, 08/17/26........................................  2,080   2,374,650
Solvay Finance America LLC
#W  4.450%, 12/03/25........................................  3,000   3,000,563
Southern California Edison Co.
    6.650%, 04/01/29........................................    525     613,953
Southern Power Co.
    4.150%, 12/01/25........................................  2,000   1,956,857
Southwest Airlines Co.
    3.000%, 11/15/26........................................  2,000   1,830,366
Spectra Energy Partners L.P.
    4.750%, 03/15/24........................................  2,563   2,601,911
Standard Chartered P.L.C.
W   4.050%, 04/12/26........................................  1,962   1,871,008
Statoil ASA
#W  6.500%, 12/01/28........................................  5,000   5,980,812

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
Stryker Corp.
#   3.375%, 05/15/24........................................    282 $   275,811
    3.375%, 11/01/25........................................  6,000   5,699,648
Sumitomo Mitsui Financial Group, Inc.
    3.784%, 03/09/26........................................  4,000   3,895,256
#   3.544%, 01/17/28........................................  6,000   5,689,937
Suncor Energy, Inc.
    3.600%, 12/01/24........................................  4,007   3,935,181
Sysco Corp.
    3.750%, 10/01/25........................................    700     683,255
    3.300%, 07/15/26........................................ 12,345  11,554,023
Tapestry, Inc.
    4.250%, 04/01/25........................................  8,534   8,372,510
Target Corp.
#   2.500%, 04/15/26........................................  9,730   8,898,419
TD Ameritrade Holding Corp.
    3.625%, 04/01/25........................................  3,526   3,430,228
TechnipFMC P.L.C.
    3.450%, 10/01/22........................................  1,741   1,691,201
Telefonica Europe BV
    8.250%, 09/15/30........................................  9,275  11,710,297
Thomson Reuters Corp.
    3.850%, 09/29/24........................................    112     108,371
TJX Cos., Inc. (The)
    2.250%, 09/15/26........................................  1,975   1,762,497
Total System Services, Inc.
    4.800%, 04/01/26........................................  5,970   6,080,973
    4.450%, 06/01/28........................................  1,071   1,054,488
Toyota Motor Credit Corp.
    3.200%, 01/11/27........................................ 20,213  19,165,519
    3.050%, 01/11/28........................................ 14,430  13,409,734
TransCanada PipeLines, Ltd.
#   4.875%, 01/15/26........................................    450     463,760
Travelers Property Casualty Corp.
    6.375%, 03/15/33........................................    375     458,317
UBS Group Funding Switzerland AG
W   4.125%, 09/24/25........................................  9,500   9,347,160
Union Pacific Corp.
    3.250%, 01/15/25........................................  8,761   8,436,861
    3.950%, 09/10/28........................................  4,930   4,850,728
United Technologies Corp.
    7.500%, 09/15/29........................................  5,114   6,415,514
UnitedHealth Group, Inc.
    3.750%, 07/15/25........................................  2,133   2,112,614
Unum Group
    4.000%, 03/15/24........................................    705     694,793
    3.875%, 11/05/25........................................  9,000   8,586,286
Valero Energy Corp.
    7.500%, 04/15/32........................................  1,500   1,838,064
Verizon Communications, Inc.
    3.376%, 02/15/25........................................  4,916   4,746,699

                                                         FACE
                                                        AMOUNT       VALUE+
                                                       --------- --------------
                                                        (000)
                                                       ---------
#   4.125%, 03/16/27..................................     3,700 $    3,660,583
Viacom, Inc.
    4.250%, 09/01/23..................................       353        352,485
#   3.875%, 04/01/24..................................     3,711      3,612,256
Visa, Inc.
    3.150%, 12/14/25..................................     2,250      2,163,436
Vodafone Group P.L.C.
    7.875%, 02/15/30..................................     8,125      9,961,795
Walgreens Boots Alliance, Inc.
    3.450%, 06/01/26..................................     9,000      8,324,673
Walt Disney Co. (The)
    3.150%, 09/17/25..................................     3,526      3,399,494
Warner Media LLC
    3.550%, 06/01/24..................................     2,468      2,387,549
    3.600%, 07/15/25..................................     3,500      3,312,520
    3.800%, 02/15/27..................................     2,000      1,872,500
WEC Energy Group, Inc.
    3.550%, 06/15/25..................................     6,200      6,077,113
Wells Fargo & Co.
    3.000%, 02/19/25..................................     3,526      3,299,366
    3.000%, 04/22/26..................................     5,700      5,253,702
Westpac Banking Corp.
    2.850%, 05/13/26..................................     1,500      1,378,377
    2.700%, 08/19/26..................................    10,595      9,595,965
    3.350%, 03/08/27..................................     7,000      6,607,750
WestRock MWV LLC
    8.200%, 01/15/30..................................     4,885      6,236,643
    7.950%, 02/15/31..................................     3,112      3,946,470
Whirlpool Corp.
    3.700%, 05/01/25..................................     2,468      2,356,595
Williams Cos., Inc. (The)
    4.000%, 09/15/25..................................     3,000      2,899,899
    3.750%, 06/15/27..................................     2,771      2,580,361
Wisconsin Electric Power Co.
    3.100%, 06/01/25..................................     1,763      1,674,794
Xerox Corp.
#   3.800%, 05/15/24..................................     2,276      2,013,919
Zimmer Biomet Holdings, Inc.
    3.550%, 04/01/25..................................     3,000      2,830,134
Zoetis, Inc.
    3.000%, 09/12/27..................................     1,500      1,367,218
                                                                 --------------
TOTAL BONDS...........................................            1,703,866,173
                                                                 --------------
TOTAL INVESTMENT SECURITIES...........................            1,764,512,752
                                                                 --------------

                                                        SHARES
                                                       ---------
SECURITIES LENDING COLLATERAL -- (5.0%)
@(S) DFA Short Term Investment Fund................... 7,959,507     92,091,500
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,955,209,637)...............................           $1,856,604,252
                                                                 ==============

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Agency Obligations...............   --    $   60,646,579   --    $   60,646,579
Bonds............................   --     1,703,866,173   --     1,703,866,173
Securities Lending Collateral....   --        92,091,500   --        92,091,500
                                    --    --------------   --    --------------
TOTAL............................   --    $1,856,604,252   --    $1,856,604,252
                                    ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                         DFA TARGETED CREDIT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
BONDS -- (97.3%)
AUSTRALIA -- (3.2%)
Australia & New Zealand Banking Group, Ltd.
    2.550%, 11/23/21...................................        886  $   857,799
    2.625%, 05/19/22...................................      1,000      964,477
    0.625%, 02/21/23................................... EUR  2,000    2,267,793
BHP Billiton Finance USA, Ltd.
#   2.875%, 02/24/22...................................      1,704    1,677,449
BHP Billiton Finance, Ltd.
    0.750%, 10/28/22................................... EUR  2,554    2,928,628
Commonwealth Bank of Australia
W   2.750%, 03/10/22...................................        991      961,229
FMG Resources August 2006 Pty, Ltd.
    4.750%, 05/15/22...................................      1,300    1,248,000
Macquarie Group, Ltd.
#W  6.000%, 01/14/20...................................      1,150    1,185,136
National Australia Bank, Ltd.
    2.800%, 01/10/22...................................      1,000      974,073
    2.500%, 05/22/22...................................      5,500    5,262,565
Westpac Banking Corp.
    2.500%, 06/28/22...................................      2,500    2,401,141
                                                                    -----------
TOTAL AUSTRALIA........................................              20,728,290
                                                                    -----------
BELGIUM -- (0.7%)
Anheuser-Busch InBev SA
    0.875%, 03/17/22................................... EUR  3,272    3,763,260
    0.800%, 04/20/23................................... EUR  1,000    1,144,966
                                                                    -----------
TOTAL BELGIUM..........................................               4,908,226
                                                                    -----------
CANADA -- (6.2%)
Alimentation Couche-Tard, Inc.
#W  2.700%, 07/26/22...................................      2,000    1,916,626
Bank of Montreal
    1.900%, 08/27/21...................................      1,000      958,600
Bank of Nova Scotia (The)
    4.375%, 01/13/21...................................      1,300    1,327,989
    2.700%, 03/07/22...................................      2,000    1,946,615
    0.375%, 04/06/22................................... EUR  1,000    1,135,339
Canadian Imperial Bank of Commerce
    2.550%, 06/16/22...................................      2,000    1,923,805
    2.300%, 07/11/22................................... CAD  3,000    2,210,262
Canadian National Railway Co.
    2.850%, 12/15/21...................................        565      554,486

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CANADA -- (Continued)
Canadian Natural Resources, Ltd.
    3.450%, 11/15/21...................................      2,800  $ 2,773,565
    2.950%, 01/15/23...................................      1,000      962,691
Cenovus Energy, Inc.
    5.700%, 10/15/19...................................        183      186,874
    3.000%, 08/15/22...................................      1,122    1,072,149
Daimler Canada Finance, Inc.
    2.230%, 12/16/21................................... CAD  2,000    1,467,143
Enbridge, Inc.
    2.900%, 07/15/22...................................      2,167    2,091,907
    3.190%, 12/05/22................................... CAD  1,000      749,554
Ford Credit Canada Co.
    2.766%, 06/22/22................................... CAD  2,500    1,790,250
Goldcorp, Inc.
    3.625%, 06/09/21...................................      1,700    1,689,909
Honda Canada Finance, Inc.
    2.268%, 07/15/22................................... CAD  5,500    4,024,490
HSBC Bank Canada
    2.449%, 01/29/21................................... CAD  2,000    1,499,837
Husky Energy, Inc.
    7.250%, 12/15/19...................................        925      962,885
Kinross Gold Corp.
#   5.125%,09/01/21....................................      1,250    1,276,875
Province of Ontario Canada
#   2.250%,05/18/22....................................      1,000      964,412
Province of Quebec Canada
    3.500%, 07/29/20...................................        500      503,594
Rogers Communications, Inc.
    4.000%, 06/06/22................................... CAD  2,500    1,933,343
Toronto-Dominion Bank (The)
    2.125%, 04/07/21...................................      1,000      971,870
    3.250%, 06/11/21...................................      1,000      996,661
    1.800%, 07/13/21...................................      1,000      960,481
TransCanada PipeLines, Ltd.
#   2.500%,08/01/22....................................        600      573,412
Videotron, Ltd.
    5.000%, 07/15/22...................................      1,420    1,418,225
                                                                    -----------
TOTAL CANADA...........................................              40,843,849
                                                                    -----------
DENMARK -- (0.5%)
AP Moller--Maersk A.S.
W   2.875%,09/28/20....................................      1,000      984,375
Danske Bank A.S.
W   2.750%,09/17/20....................................      1,500    1,472,709
W   2.800%,03/10/21....................................        700      681,205
                                                                    -----------
TOTAL DENMARK..........................................               3,138,289
                                                                    -----------

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      ------- -----------
                                                       (000)
FINLAND -- (0.8%)
Nokia Oyj
    3.375%, 06/12/22.............................       2,228 $ 2,135,315
Nordea Bank AB
    1.000%, 02/22/23............................. EUR   1,000   1,158,810
    0.875%, 06/26/23............................. EUR   2,000   2,243,651
                                                              -----------
TOTAL FINLAND....................................               5,537,776
                                                              -----------
FRANCE -- (3.2%)
Air Liquide Finance SA
    0.500%, 06/13/22............................. EUR   1,700   1,947,766
BNP Paribas SA
    5.000%, 01/15/21.............................         531     547,902
    0.500%, 06/01/22............................. EUR   2,800   3,190,504
BPCE SA
#   2.650%, 02/03/21.............................         700     686,010
    2.750%, 12/02/21.............................       1,000     972,093
    1.125%, 12/14/22............................. EUR   1,200   1,396,126
Credit Agricole SA
    0.750%, 12/01/22............................. EUR   2,300   2,634,054
Danone SA
W   2.077%, 11/02/21.............................       2,770   2,647,168
Electricite de France SA
    2.750%, 03/10/23............................. EUR     500     621,499
Orange SA
    5.375%, 07/08/19.............................         200     203,095
    4.125%, 09/14/21.............................         900     916,958
Pernod Ricard SA
W   5.750%, 04/07/21.............................       2,000   2,094,388
Societe Generale SA
W   2.625%, 09/16/20.............................         500     492,922
W   2.500%, 04/08/21.............................       1,000     971,831
    4.250%, 07/13/22............................. EUR   1,500   1,939,229
                                                              -----------
TOTAL FRANCE.....................................              21,261,545
                                                              -----------
GERMANY -- (1.0%)
Deutsche Bank AG
    2.950%, 08/20/20.............................       1,000     979,995
    3.125%, 01/13/21.............................         500     488,536
    1.500%, 01/20/22............................. EUR   1,700   1,924,988
Volkswagen Leasing GmbH
    2.125%, 04/04/22............................. EUR     900   1,059,580
    2.375%, 09/06/22............................. EUR   1,800   2,138,935
                                                              -----------
TOTAL GERMANY....................................               6,592,034
                                                              -----------
IRELAND -- (1.4%)
Iberdrola Finance Ireland DAC
W   5.000%, 09/11/19.............................          99     100,499
Ireland Government Bond
    0.000%, 10/18/22............................. EUR   3,900   4,422,125
Perrigo Finance Un, Ltd. Co.
    3.500%, 03/15/21.............................       1,180   1,165,119

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      ------- -----------
                                                       (000)
IRELAND -- (Continued)
Shire Acquisitions Investments Ireland DAC
    2.400%, 09/23/21.............................       3,684 $ 3,540,570
                                                              -----------
TOTAL IRELAND....................................               9,228,313
                                                              -----------
ITALY -- (1.0%)
Intesa Sanpaolo SpA
    3.875%, 01/15/19.............................         475     475,073
    0.875%, 06/27/22............................. EUR     500     541,668
W   3.125%, 07/14/22.............................       2,000   1,816,895
Italy Buoni Poliennali Del Tesoro
    1.200%, 04/01/22............................. EUR   2,820   3,093,298
    0.950%, 03/01/23............................. EUR     400     425,242
                                                              -----------
TOTAL ITALY......................................               6,352,176
                                                              -----------
JAPAN -- (2.0%)
Daiwa Securities Group, Inc.
W   3.129%, 04/19/22.............................       1,500   1,464,614
Japan Bank for International Cooperation
    2.000%, 11/04/21.............................       2,000   1,924,431
Mitsubishi UFJ Financial Group, Inc.
    2.950%, 03/01/21.............................       1,000     986,347
Mizuho Financial Group, Inc.
W   2.632%, 04/12/21.............................         800     781,068
    2.953%, 02/28/22.............................       3,500   3,406,976
MUFG Bank, Ltd.
    0.875%, 03/11/22............................. EUR   2,068   2,373,106
Sumitomo Mitsui Banking Corp.
    1.000%, 01/19/22............................. EUR   1,000   1,154,229
Sumitomo Mitsui Financial Group, Inc.
    2.058%, 07/14/21.............................       1,000     960,286
    2.784%, 07/12/22.............................         400     386,646
                                                              -----------
TOTAL JAPAN......................................              13,437,703
                                                              -----------
LUXEMBOURG -- (0.9%)
Allergan Funding SCS
    3.450%, 03/15/22.............................       3,000   2,950,781
ArcelorMittal
    5.125%, 06/01/20.............................       1,243   1,269,316
DH Europe Finance SA
    1.700%, 01/04/22............................. EUR   1,600   1,892,411
                                                              -----------
TOTAL LUXEMBOURG.................................               6,112,508
                                                              -----------
NETHERLANDS -- (4.5%)
Airbus Finance BV
W   2.700%, 04/17/23.............................         500     481,526

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      ------- -----------
                                                       (000)
NETHERLANDS -- (Continued)
Bayer Capital Corp.
    0.625%, 12/15/22............................. EUR   1,500 $ 1,707,054
BMW Finance NV
    1.250%, 09/05/22............................. EUR     600     700,292
    0.500%, 11/22/22............................. EUR   1,400   1,579,832
Cooperatieve Rabobank UA
    2.375%, 05/22/23............................. EUR   3,700   4,546,677
Deutsche Telekom International Finance BV
W   1.950%, 09/19/21.............................       1,500   1,428,806
    4.250%, 07/13/22............................. EUR     800   1,036,971
Enel Finance International NV
    5.000%, 09/14/22............................. EUR     622     819,756
Heineken NV
W   3.400%, 04/01/22.............................       1,011   1,006,152
ING Bank NV
W   2.750%, 03/22/21.............................       1,500   1,470,796
    4.500%, 02/21/22............................. EUR   1,000   1,290,766
ING Groep NV
    0.750%, 03/09/22............................. EUR   1,600   1,816,180
Mondelez International
Holdings Netherlands BV
W   2.000%, 10/28/21.............................       3,000   2,855,646
Mylan NV
    3.750%, 12/15/20.............................         885     884,907
Shell International Finance BV
    1.875%, 05/10/21.............................       1,000     966,316
    2.250%, 01/06/23.............................       2,000   1,903,076
Siemens Financieringsmaatschappij NV
W   1.700%, 09/15/21.............................       1,000     954,220
    2.900%, 05/27/22.............................       1,500   1,465,708
Unilever NV
    0.500%, 02/03/22............................. EUR   1,125   1,287,904
Volkswagen International Finance NV
    0.875%, 01/16/23............................. EUR   1,000   1,121,729
                                                              -----------
TOTAL NETHERLANDS................................              29,324,314
                                                              -----------
S.GEORGIA/S.SAN -- (0.4%)
Credit Suisse Group Funding Guernsey, Ltd.
    1.250%, 04/14/22............................. EUR   2,100   2,413,450
                                                              -----------
SPAIN -- (1.2%)
Banco Santander SA
    3.848%, 04/12/23.............................       3,000   2,903,442
Spain Government Bond
    0.450%, 10/31/22............................. EUR   3,000   3,415,872
Telefonica Emisiones SAU
    5.134%, 04/27/20.............................         200     204,752
    5.462%, 02/16/21.............................       1,185   1,231,227

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      ------- ----------
                                                       (000)
SPAIN -- (Continued)
    2.242%, 05/27/22............................. EUR     400 $  479,777
                                                              ----------
TOTAL SPAIN......................................              8,235,070
                                                              ----------
SWEDEN -- (0.8%)
Svenska Handelsbanken AB
    0.500%, 03/21/23............................. EUR     900  1,020,231
Swedbank AB
    0.250%, 11/07/22............................. EUR   2,000  2,247,926
Telefonaktiebolaget LM Ericsson
    4.125%, 05/15/22.............................       2,000  1,964,084
                                                              ----------
TOTAL SWEDEN.....................................              5,232,241
                                                              ----------
SWITZERLAND -- (0.3%)
ABB Finance USA, Inc.
    2.875%, 05/08/22.............................         500    488,999
Credit Suisse AG
    3.000%, 10/29/21.............................       1,457  1,434,298
                                                              ----------
TOTAL SWITZERLAND................................              1,923,297
                                                              ----------
UNITED KINGDOM -- (5.2%)
Aon P.L.C.
    2.800%, 03/15/21.............................       1,500  1,469,749
AstraZeneca P.L.C.
    2.375%, 11/16/20.............................       2,250  2,208,902
#   2.375%, 06/12/22.............................       1,500  1,430,388
Barclays P.L.C.
    2.750%, 11/08/19.............................       1,000    993,022
    1.500%, 04/01/22............................. EUR   1,100  1,265,247
BAT International Finance P.L.C.
    3.625%, 11/09/21............................. EUR     700    867,866
    1.000%, 05/23/22............................. EUR   1,333  1,525,200
W   3.250%, 06/07/22.............................       1,000    978,177
BP Capital Markets P.L.C.
    3.561%, 11/01/21.............................       2,000  2,006,569
    1.373%, 03/03/22............................. EUR   2,146  2,522,557
British Telecommunications P.L.C.
    0.500%, 06/23/22............................. EUR   3,100  3,484,777
Coca-Cola European Partners P.L.C.
    0.750%, 02/24/22............................. EUR   1,846  2,122,010
GlaxoSmithKline Capital P.L.C.
    2.850%, 05/08/22.............................       1,000    977,093
HSBC Holdings P.L.C.
    3.400%, 03/08/21.............................       2,000  1,990,218
    4.000%, 03/30/22.............................         700    706,349
Lloyds Banking Group P.L.C.
    3.100%, 07/06/21.............................       1,000    981,441
    3.000%, 01/11/22.............................         600    582,682

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 UNITED KINGDOM -- (Continued)
 Nationwide Building Society
     0.625%, 04/19/23.................................. EUR  3,600  $ 4,068,065
 Santander UK Group Holdings P.L.C.
     2.875%, 08/05/21..................................      1,000      968,792
 Santander UK P.L.C.
     2.375%, 03/16/20..................................        130      128,383
 Sky P.L.C.
 W   2.625%, 09/16/19..................................        750      745,823
 TechnipFMC P.L.C.
     3.450%, 10/01/22..................................      1,000      971,396
 Vodafone Group P.L.C.
     2.500%, 09/26/22..................................      1,000      951,048
                                                                    -----------
 TOTAL UNITED KINGDOM..................................              33,945,754
                                                                    -----------
 UNITED STATES -- (64.0%)
 AbbVie, Inc.
     2.900%, 11/06/22..................................      2,500    2,420,257
 Activision Blizzard, Inc.
     2.600%, 06/15/22..................................        600      579,634
 Advance Auto Parts, Inc.
     5.750%, 05/01/20..................................        985    1,013,996
 Aetna, Inc.
     4.125%, 06/01/21..................................        916      928,541
 Aflac, Inc.
     3.625%, 06/15/23..................................        500      499,970
 Agilent Technologies, Inc.
     5.000%, 07/15/20..................................        435      446,232
 Allergan Finance LLC
     3.250%, 10/01/22..................................      1,000      970,776
 Ally Financial, Inc.
     7.500%, 09/15/20..................................        500      530,000
     4.125%, 02/13/22..................................      1,525    1,502,125
 Altria Group, Inc.
     2.850%, 08/09/22..................................      2,516    2,445,242
 Amazon.com, Inc.
     3.300%, 12/05/21..................................        320      320,434
 Ameren Corp.
     2.700%, 11/15/20..................................      1,525    1,502,478
 American Express Co.
     2.500%, 08/01/22..................................      3,000    2,867,527
 American Express Credit Corp.
 #   2.250%, 05/05/21..................................      1,000      972,474
     0.625%, 11/22/21.................................. EUR    700      802,275
 American International Group, Inc.
     4.875%, 06/01/22..................................      1,750    1,800,630
 AmerisourceBergen Corp.
 #   3.500%, 11/15/21..................................      3,053    3,041,764
 Amgen, Inc.
     4.100%, 06/15/21..................................      1,000    1,013,864
     1.250%, 02/25/22.................................. EUR  1,500    1,746,051

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
    5.500%, 10/15/19....................................        500  $  509,470
Anixter, Inc.
    5.125%, 10/01/21....................................      1,175   1,180,875
Anthem, Inc.
    4.350%, 08/15/20....................................        200     203,333
    3.125%, 05/15/22....................................      3,000   2,932,450
Apache Corp.
    3.250%, 04/15/22....................................      1,854   1,814,605
#   2.625%, 01/15/23....................................        288     272,979
Apple, Inc.
    2.300%, 05/11/22....................................        500     482,545
    2.100%, 09/12/22....................................      2,000   1,908,361
Arconic, Inc.
    5.870%, 02/23/22....................................      1,200   1,213,836
Arrow Electronics, Inc.
    3.500%, 04/01/22....................................        700     686,715
Ashland LLC
    4.750%, 08/15/22....................................      1,920   1,905,600
AT&T, Inc.
    4.600%, 02/15/21....................................        600     611,822
    3.875%, 08/15/21....................................        300     301,108
    1.450%, 06/01/22.................................... EUR    400     465,877
AutoZone, Inc.
    2.500%, 04/15/21....................................      1,695   1,649,574
Avnet, Inc.
    4.875%, 12/01/22....................................      3,000   3,087,792
BAE Systems Holdings, Inc.
W   2.850%, 12/15/20....................................      1,650   1,632,822
Baker Hughes a GE Co. LLC
    3.200%, 08/15/21....................................        309     306,212
Ball Corp.
    4.375%, 12/15/20....................................        500     500,000
    5.000%, 03/15/22....................................        750     761,250
Bank of America Corp.
    2.625%, 10/19/20....................................        120     118,374
    5.700%, 01/24/22....................................      1,000   1,060,900
    3.228%, 06/22/22.................................... CAD  2,000   1,510,319
    1.625%, 09/14/22.................................... EUR  1,050   1,235,303
Bank of New York Mellon Corp. (The)
    2.450%, 11/27/20....................................        301     295,925
    2.600%, 02/07/22....................................      1,000     973,060
    3.500%, 04/28/23....................................      1,550   1,540,294
Baxalta, Inc.
    2.875%, 06/23/20....................................        120     118,669
Baxter International, Inc.
    1.700%, 08/15/21....................................      2,500   2,380,277
BB&T Corp.
    2.750%, 04/01/22....................................      2,000   1,947,460
Becton Dickinson and Co.
    3.125%, 11/08/21....................................      2,700   2,655,567

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- ----------
                                                             (000)
  UNITED STATES -- (Continued)
  Bemis Co., Inc.
      4.500%, 10/15/21..............................           500  $  510,296
  Best Buy Co., Inc.
      5.500%, 03/15/21..............................         2,000   2,074,493
  Biogen, Inc.
      3.625%, 09/15/22..............................         3,500   3,492,776
  BMW US Capital LLC
  W   2.000%, 04/11/21..............................         2,335   2,251,958
      0.625%, 04/20/22..............................  EUR      750     856,654
  Booking Holdings, Inc.
      0.800%, 03/10/22..............................  EUR    2,900   3,326,605
  Boston Scientific Corp.
      3.375%, 05/15/22..............................         2,500   2,466,625
  Burlington Northern Santa Fe LLC
      3.450%, 09/15/21..............................         1,000   1,004,155
  CA, Inc.
      5.375%, 12/01/19..............................           700     713,675
  Campbell Soup Co.
      2.500%, 08/02/22..............................           886     836,197
  Capital One Financial Corp.
      4.750%, 07/15/21..............................         1,900   1,955,242
      3.200%, 01/30/23..............................         2,000   1,935,949
  Carpenter Technology Corp.
      5.200%, 07/15/21..............................         1,420   1,442,553
  Caterpillar Financial Services Corp.
      1.700%, 08/09/21..............................         1,000     957,338
  CBS Corp.
      3.375%, 03/01/22..............................         1,000     984,240
  Celgene Corp.
      3.550%, 08/15/22..............................         3,307   3,275,102
  Charles Schwab Corp. (The)
      4.450%, 07/22/20..............................           200     203,888
  Chevron Corp.
      2.100%, 05/16/21..............................           657     637,636
      2.498%, 03/03/22..............................         1,000     972,611
      2.355%, 12/05/22..............................         4,000   3,838,623
  Choice Hotels International, Inc.
  #   5.750%, 07/01/22..............................         1,430   1,501,500
  Church & Dwight Co., Inc.
      2.875%, 10/01/22..............................         2,000   1,940,169
  Cigna Corp.
      4.000%, 02/15/22..............................         2,400   2,416,194
  CIT Group, Inc.
      5.375%, 05/15/20..............................           542     556,580
  Citigroup, Inc.
      2.700%, 03/30/21..............................         1,100   1,077,287
      1.375%, 10/27/21..............................  EUR      400     467,979
      3.390%, 11/18/21..............................  CAD    2,000   1,523,719
  Citizens Bank NA
      2.550%, 05/13/21..............................         1,600   1,556,971
      2.650%, 05/26/22..............................         1,000     960,291

                                                           FACE
                                                          AMOUNT^   VALUE+
                                                          ------- ----------
                                                           (000)
   UNITED STATES -- (Continued)
   CMS Energy Corp.
       5.050%, 03/15/22...........................           500  $  519,730
   CNA Financial Corp.
       5.750%, 08/15/21...........................           720     758,565
   CNH Industrial Capital LLC
       3.875%, 10/15/21...........................         1,000     995,854
       4.375%, 04/05/22...........................           250     251,240
   CNO Financial Group, Inc.
       4.500%, 05/30/20...........................         1,400   1,399,440
   Coca-Cola European Partners US LLC
       4.500%, 09/01/21...........................           270     275,615
   Comcast Corp.
       3.125%, 07/15/22...........................         1,000     985,016
   Conagra Brands, Inc.
       3.200%, 01/25/23...........................         2,643   2,553,289
   Consolidated Edison, Inc.
       2.000%, 05/15/21...........................         1,860   1,794,244
   Constellation Brands, Inc.
       2.700%, 05/09/22...........................         2,475   2,377,991
       3.200%, 02/15/23...........................         1,000     969,218
   Continental Resources, Inc.
       4.500%, 04/15/23...........................           100     100,339
   Corning, Inc.
       4.250%, 08/15/20...........................         1,000   1,012,294
   Cox Communications, Inc.
   W   3.250%, 12/15/22...........................         2,192   2,126,146
   CVS Health Corp.
       2.800%, 07/20/20...........................           500     494,712
       4.125%, 05/15/21...........................           800     809,648
       2.125%, 06/01/21...........................           500     481,935
       2.750%, 12/01/22...........................         1,000     955,842
   Daimler Finance North America LLC
   W   2.850%, 01/06/22...........................         2,500   2,421,778
   DCP Midstream Operating L.P.
   #   4.950%, 04/01/22...........................         1,200   1,206,000
   Dell, Inc.
       4.625%, 04/01/21...........................           500     501,290
   Discovery Communications LLC
       5.625%, 08/15/19...........................           398     405,790
   W   2.750%, 11/15/19...........................           575     570,926
   W   2.800%, 06/15/20...........................           550     543,084
       4.375%, 06/15/21...........................         2,176   2,206,202
   Dominion Energy, Inc.
       4.450%, 03/15/21...........................           850     863,497
   Dow Chemical Co. (The)
       4.250%, 11/15/20...........................           187     189,347
       3.000%, 11/15/22...........................         1,000     971,184
   DTE Energy Co.
       2.400%, 12/01/19...........................             6       5,938

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Duke Energy Corp.
    2.400%, 08/15/22..................................        1,775  $1,698,680
E*TRADE Financial Corp.
    2.950%, 08/24/22..................................        3,500   3,373,238
Eastman Chemical Co.
    4.500%, 01/15/21..................................           34      34,618
Eaton Corp.
    2.750%, 11/02/22..................................        1,500   1,448,418
eBay, Inc.
#   2.875%, 08/01/21..................................        1,500   1,473,530
    2.600%, 07/15/22..................................          500     480,088
#   2.750%, 01/30/23..................................          416     397,729
Ecolab, Inc.
    4.350%, 12/08/21..................................        1,224   1,255,060
    2.375%, 08/10/22..................................        3,175   3,036,410
Edgewell Personal Care Co.
#   4.700%, 05/19/21..................................          900     900,000
#   4.700%, 05/24/22..................................          850     826,625
Edison International
    2.400%, 09/15/22..................................        2,454   2,314,182
Electronic Arts, Inc.
    3.700%, 03/01/21..................................        1,962   1,973,421
EMC Corp.
    2.650%, 06/01/20..................................        1,000     974,166
    3.375%, 06/01/23..................................          131     121,939
EMD Finance LLC
W   2.950%, 03/19/22..................................        3,288   3,198,016
Energy Transfer Partners L.P.
#   3.600%, 02/01/23..................................        2,500   2,434,508
Enterprise Products Operating LLC
    5.250%, 01/31/20..................................          400     409,216
    2.850%, 04/15/21..................................        1,500   1,476,247
Equifax, Inc.
    3.300%, 12/15/22..................................        2,652   2,576,997
Evergy, Inc.
    4.850%, 06/01/21..................................          915     933,884
Eversource Energy
    2.500%, 03/15/21..................................          900     883,055
Exelon Corp.
    5.150%, 12/01/20..................................          300     307,668
Exelon Generation Co. LLC
    2.950%, 01/15/20..................................          150     149,047
    4.000%, 10/01/20..................................        1,000   1,008,060
    3.400%, 03/15/22..................................        1,000     985,317
    4.250%, 06/15/22..................................          500     505,716
Express Scripts Holding Co.
    3.300%, 02/25/21..................................        2,000   1,981,417
    3.900%, 02/15/22..................................          500     501,481
Fidelity National Information Services, Inc.
    2.250%, 08/15/21..................................        2,000   1,923,862
Fifth Third Bancorp
    3.500%, 03/15/22..................................        3,000   2,974,971

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
UNITED STATES -- (Continued)
Fluor Corp.
    1.750%, 03/21/23..................................  EUR      2,500  $2,925,616
Ford Motor Credit Co. LLC
    3.200%, 01/15/21..................................             800     780,696
    3.336%, 03/18/21..................................           1,500   1,465,429
Fortune Brands Home & Security, Inc.
    3.000%, 06/15/20..................................             500     495,156
Gap, Inc. (The)
    5.950%, 04/12/21..................................           1,296   1,338,009
GATX Corp.
    2.500%, 07/30/19..................................             500     497,471
General Electric Co.
    0.375%, 05/17/22..................................  EUR      3,000   3,330,359
    2.700%, 10/09/22..................................           1,500   1,412,056
General Mills, Inc.
    3.150%, 12/15/21..................................             985     969,191
General Motors Financial Co., Inc.
    3.200%, 07/06/21..................................           2,800   2,739,259
    3.450%, 01/14/22..................................             800     779,648
Gilead Sciences, Inc.
    4.400%, 12/01/21..................................           2,005   2,054,693
Goldman Sachs Group, Inc. (The)
    5.375%, 03/15/20..................................             500     513,400
    2.625%, 04/25/21..................................           1,000     977,750
    5.250%, 07/27/21..................................             750     779,927
    5.750%, 01/24/22..................................             957   1,011,344
Graphic Packaging International LLC
    4.750%, 04/15/21..................................           1,320   1,320,000
    4.875%, 11/15/22..................................             700     698,250
Harley-Davidson Financial Services, Inc.
W   2.550%, 06/09/22..................................           3,000   2,841,863
Harris Corp.
    2.700%, 04/27/20..................................             382     377,766
Hartford Financial Services Group, Inc. (The)
    5.125%, 04/15/22..................................             400     417,355
Hasbro, Inc.
    3.150%, 05/15/21..................................           1,384   1,364,828
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20..................................             236     236,370
Huntington Bancshares, Inc.
    3.150%, 03/14/21..................................           1,500   1,483,018
    2.300%, 01/14/22..................................             400     382,285
Huntington National Bank (The)
    2.400%, 04/01/20..................................             500     493,062

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Illinois Tool Works, Inc.
    1.250%, 05/22/23.................................... EUR  1,000  $1,170,934
International Business Machines Corp.
    1.250%, 05/26/23.................................... EUR  1,500   1,750,867
JPMorgan Chase & Co.
    2.550%, 10/29/20....................................        400     393,374
    2.750%, 08/24/22.................................... EUR  2,868   3,527,612
Kellogg Co.
    4.000%, 12/15/20....................................        800     810,550
    0.800%, 11/17/22.................................... EUR  2,500   2,855,848
Keurig Dr Pepper, Inc.
    2.700%, 11/15/22....................................      1,000     950,864
KeyBank NA
    2.300%, 09/14/22....................................        550     523,766
KeyCorp
    2.900%, 09/15/20....................................        700     693,552
Kraft Heinz Foods Co.
    3.500%, 06/06/22....................................      2,900   2,866,156
Kroger Co. (The)
#   3.300%, 01/15/21....................................      1,167   1,161,657
    3.400%, 04/15/22....................................        975     963,978
    2.800%, 08/01/22....................................      1,500   1,452,079
L Brands, Inc.
    5.625%, 02/15/22....................................      1,450   1,471,750
L3 Technologies, Inc.
    4.950%, 02/15/21....................................        164     168,167
Laboratory Corp. of America Holdings
    3.200%, 02/01/22....................................        900     885,845
Leidos Holdings, Inc.
    4.450%, 12/01/20....................................      1,100   1,092,300
Lennar Corp.
    6.625%, 05/01/20....................................        600     619,500
    8.375%, 01/15/21....................................        500     538,750
    4.125%, 01/15/22....................................      1,400   1,366,820
Liberty Mutual Group, Inc.
W   5.000%, 06/01/21....................................      2,400   2,461,180
W   4.950%, 05/01/22....................................        615     633,170
Lincoln National Corp.
    6.250%, 02/15/20....................................        300     310,373
    4.850%, 06/24/21....................................        880     907,472
Lowe's Cos., Inc.
    3.750%, 04/15/21....................................        750     757,301
LyondellBasell Industries NV
#   6.000%, 11/15/21....................................      1,677   1,768,441
Macy's Retail Holdings, Inc.
#   3.450%, 01/15/21....................................      1,500   1,485,677
#   3.875%, 01/15/22....................................        500     496,630
#   2.875%, 02/15/23....................................        363     339,034
Manufacturers & Traders Trust Co.
    2.500%, 05/18/22....................................      2,300   2,216,469

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Marathon Petroleum Corp.
    3.400%, 12/15/20....................................      2,100  $2,099,247
Marriott International, Inc.
    2.875%, 03/01/21....................................        800     789,413
Marsh & McLennan Cos., Inc.
#   2.750%, 01/30/22....................................      2,260   2,196,904
Mattel, Inc.
    2.350%, 08/15/21....................................      1,900   1,705,250
Mead Johnson Nutrition Co.
    3.000%, 11/15/20....................................        919     912,568
Meritage Homes Corp.
    7.150%, 04/15/20....................................      1,300   1,332,500
MetLife, Inc.
    4.750%, 02/08/21....................................      1,111   1,141,036
MGM Resorts International
    7.750%, 03/15/22....................................      2,000   2,147,500
Microsoft Corp.
    2.650%, 11/03/22....................................      1,500   1,461,352
Molson Coors Brewing Co.
    2.100%, 07/15/21....................................      2,000   1,914,690
Morgan Stanley
    2.500%, 04/21/21....................................      1,000     974,372
    5.500%, 07/28/21....................................        200     209,496
    3.125%, 08/05/21.................................... CAD  1,600   1,210,516
    2.625%, 11/17/21....................................      1,500   1,454,880
Mosaic Co. (The)
    3.750%, 11/15/21....................................      2,000   1,998,364
Murphy Oil Corp.
    4.000%, 06/01/22....................................        500     481,996
Mylan, Inc.
W   3.125%, 01/15/23....................................      1,000     943,141
Nasdaq, Inc.
    1.750%, 05/19/23.................................... EUR  2,029   2,391,273
National Oilwell Varco, Inc.
    2.600%, 12/01/22....................................      1,500   1,420,947
NetApp, Inc.
    3.375%, 06/15/21....................................      2,000   1,991,863
    3.250%, 12/15/22....................................        935     910,206
Newfield Exploration Co.
    5.750%, 01/30/22....................................      1,900   1,959,375
Newmont Mining Corp.
    3.500%, 03/15/22....................................      1,000     987,371
NextEra Energy Capital Holdings, Inc.
    4.500%, 06/01/21....................................      1,000   1,019,256
Nissan Motor Acceptance Corp.
W   2.550%, 03/08/21....................................      1,100   1,072,783
W   2.650%, 07/13/22....................................      1,000     957,228
W   2.600%, 09/28/22....................................      1,000     955,295
Noble Energy, Inc.
    4.150%, 12/15/21....................................      1,676   1,688,114
Nordstrom, Inc.
    4.750%, 05/01/20....................................      1,000   1,019,341

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
  UNITED STATES -- (Continued)
      4.000%, 10/15/21..............................        1,000  $1,006,924
  Northern Trust Corp.
      3.375%, 08/23/21..............................        2,035   2,038,800
  Northrop Grumman Corp.
  #   2.550%, 10/15/22..............................        3,000   2,884,292
  NuStar Logistics L.P.
      6.750%, 02/01/21..............................        1,083   1,126,320
  NVIDIA Corp.
      2.200%, 09/16/21..............................        1,493   1,448,093
  Occidental Petroleum Corp.
      3.125%, 02/15/22..............................          206     203,284
  Omnicom Group, Inc. / Omnicom Capital, Inc.
      3.625%, 05/01/22..............................        3,011   2,974,427
  ONEOK, Inc.
      4.250%, 02/01/22..............................        1,066   1,073,053
  Oracle Corp.
      2.500%, 05/15/22..............................        4,250   4,113,958
      2.500%, 10/15/22..............................        1,951   1,877,485
  Pacific Gas & Electric Co.
      3.500%, 10/01/20..............................          500     499,597
      4.250%, 05/15/21..............................          797     802,993
  Penske Truck Leasing Co. L.P. / PTL Finance Corp.
  W   3.375%, 02/01/22..............................        2,104   2,068,948
  W   4.250%, 01/17/23..............................        1,709   1,718,474
  Philip Morris International, Inc.
      2.375%, 08/17/22..............................        2,291   2,192,318
      2.500%, 08/22/22..............................        2,000   1,920,314
  Phillips 66
      4.300%, 04/01/22..............................        1,500   1,530,906
  Plains All American Pipeline L.P. / PAA Finance
    Corp.
      2.850%, 01/31/23..............................        1,500   1,412,893
  PNC Bank NA
      2.550%, 12/09/21..............................        3,500   3,411,267
  PolyOne Corp.
  #   5.250%, 03/15/23..............................        1,400   1,400,826
  Precision Castparts Corp.
      2.500%, 01/15/23..............................          806     774,257
  Procter & Gamble Co. (The)
      2.150%, 08/11/22..............................        1,500   1,440,782
  Progress Energy, Inc.
      4.400%, 01/15/21..............................        1,100   1,118,823
  PulteGroup, Inc.
  #   4.250%, 03/01/21..............................        1,475   1,471,460
  QEP Resources, Inc.
      5.375%, 10/01/22..............................        1,500   1,477,500
  QUALCOMM, Inc.
      3.000%, 05/20/22..............................        1,145   1,122,186
      2.600%, 01/30/23..............................        2,400   2,296,704
  Quest Diagnostics, Inc.
      2.700%, 04/01/19..............................          200     199,946

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
  UNITED STATES -- (Continued)
  Radian Group, Inc.
      7.000%, 03/15/21..............................           1,205  $1,272,781
  Regions Financial Corp.
      3.200%, 02/08/21..............................           1,300   1,288,757
      2.750%, 08/14/22..............................           1,500   1,442,331
  Republic Services, Inc.
      3.550%, 06/01/22..............................           1,000     996,734
  Rockies Express Pipeline LLC
  W   5.625%, 04/15/20..............................           1,100   1,123,870
  Rockwell Collins, Inc.
      2.800%, 03/15/22..............................           2,000   1,938,663
  Roper Technologies, Inc.
      3.000%, 12/15/20..............................           1,200   1,188,758
      2.800%, 12/15/21..............................           1,000     973,771
  Ryder System, Inc.
      3.450%, 11/15/21..............................             900     893,434
      3.400%, 03/01/23..............................           2,000   1,967,522
  Santander Holdings USA, Inc.
      2.650%, 04/17/20..............................             800     789,965
      3.700%, 03/28/22..............................           1,000     981,879
      3.400%, 01/18/23..............................           1,000     954,599
  SCANA Corp.
  #   6.250%, 04/01/20..............................             550     563,554
  #   4.750%, 05/15/21..............................           1,000   1,005,850
  Sealed Air Corp.
  W   6.500%,12/01/20...............................           1,449   1,499,715
  #W  4.875%, 12/01/22..............................             500     495,000
  Sempra Energy
      2.875%, 10/01/22..............................             600     578,661
  Sherwin-Williams Co. (The)
      2.750%, 06/01/22..............................           1,000     962,593
  Southern Co. (The)
      2.750%, 06/15/20..............................             250     247,002
  Southern Power Co.
      2.500%, 12/15/21..............................             898     870,348
      1.000%, 06/20/22..............................  EUR        950   1,089,090
  Stryker Corp.
      2.625%, 03/15/21..............................           2,086   2,047,886
  Sunoco Logistics Partners Operations L.P.
      3.450%, 01/15/23..............................             500     482,829
  SunTrust Bank
      2.450%, 08/01/22..............................           2,750   2,634,116
  SunTrust Banks, Inc.
      2.900%, 03/03/21..............................             150     147,794
  Symantec Corp.
      4.200%, 09/15/20..............................           1,000     997,288
  #   3.950%, 06/15/22..............................           1,200   1,160,784
  Sysco Corp.
      2.600%, 06/12/22..............................           1,577   1,517,322
  Target Corp.
      2.900%, 01/15/22..............................           1,084   1,071,384
  Thermo Fisher Scientific, Inc.
      4.500%, 03/01/21..............................             830     845,303

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
   UNITED STATES -- (Continued)
       2.150%, 07/21/22............................  EUR        500  $  600,345
   Time Warner Cable LLC
       5.000%, 02/01/20............................           1,100   1,117,391
       4.125%, 02/15/21............................             100     100,337
   T-Mobile USA, Inc.
   #   4.000%, 04/15/22............................           1,239   1,223,512
   Toll Brothers Finance Corp.
       5.875%, 02/15/22............................           1,100   1,126,125
   Total System Services, Inc.
       3.800%, 04/01/21............................             234     234,372
   Toyota Motor Credit Corp.
       2.600%, 01/11/22............................           5,776   5,638,202
       2.625%, 01/10/23............................           1,055   1,018,301
   Travelers Cos., Inc. (The)
       3.900%, 11/01/20............................             250     252,978
   TRI Pointe Group, Inc.
       4.875%, 07/01/21............................           1,100   1,089,000
   Tupperware Brands Corp.
       4.750%, 06/01/21............................           1,700   1,733,035
   Tyson Foods, Inc.
       4.500%, 06/15/22............................           1,000   1,022,537
   United Continental Holdings, Inc.
       6.000%, 12/01/20............................           1,000   1,036,250
   #   4.250%, 10/01/22............................           1,000     981,250
   UnitedHealth Group, Inc.
       2.125%, 03/15/21............................             200     194,826
       2.875%, 12/15/21............................             500     493,044
       2.375%, 10/15/22............................           1,000     957,126
   Unum Group
       3.000%, 05/15/21............................           1,000     982,415
   US Bancorp
       2.625%, 01/24/22............................           1,000     974,003
       3.000%, 03/15/22............................           2,000   1,968,907
   Verizon Communications, Inc.
       3.450%, 03/15/21............................             215     215,207
       3.500%, 11/01/21............................             500     500,140
       2.375%, 02/17/22............................  EUR      2,500   3,016,112
   VF Corp.
       3.500%, 09/01/21............................           1,040   1,042,832
   Viacom, Inc.
       2.750%, 12/15/19............................             598     592,833
   Walgreen Co.
       3.100%, 09/15/22............................             500     486,645
   Walgreens Boots Alliance, Inc.
       3.300%, 11/18/21............................           1,000     988,292

                                                         FACE
                                                        AMOUNT^     VALUE+
                                                       --------- ------------
                                                         (000)
   UNITED STATES -- (Continued)
   Warner Media LLC
       2.100%, 06/01/19........................              105 $    104,442
   Waste Management, Inc.
       4.600%, 03/01/21........................            1,288    1,319,811
   Wells Fargo & Co.
       2.500%, 03/04/21........................            2,000    1,949,153
       2.094%, 04/25/22........................  CAD       3,000    2,182,643
       1.500%, 09/12/22........................  EUR         750      879,159
   Western Gas Partners L.P.
       5.375%, 06/01/21........................              175      180,478
       4.000%, 07/01/22........................              800      793,230
   Western Union Co. (The)
       5.253%, 04/01/20........................            1,000    1,021,542
   Whirlpool Corp.
       4.850%, 06/15/21........................              436      446,183
   Williams Cos., Inc. (The)
       7.875%, 09/01/21........................            1,200    1,321,371
       4.000%, 11/15/21........................            1,848    1,857,098
   WR Berkley Corp.
       4.625%, 03/15/22........................              975      997,581
   WR Grace & Co-Conn
   W   5.125%, 10/01/21........................            1,600    1,612,000
   Wyndham Destinations, Inc.
       4.250%, 03/01/22........................            2,400    2,316,480
   Xcel Energy, Inc.
       2.400%, 03/15/21........................            2,000    1,951,295
   Xilinx, Inc.
   #   3.000%, 03/15/21........................              989      976,459
   ZF North America Capital, Inc.
   W   4.500%, 04/29/22........................            2,299    2,302,744
   Zimmer Biomet Holdings, Inc.
       3.150%, 04/01/22........................            1,345    1,312,744
   Zoetis, Inc.
       3.250%, 02/01/23........................            1,000      979,174
                                                                 ------------
   TOTAL UNITED STATES.........................                   420,105,881
                                                                 ------------
   TOTAL BONDS.................................                   639,320,716
                                                                 ------------
                                                        SHARES
                                                       ---------
   SECURITIES LENDING COLLATERAL -- (2.7%)
   @(S) DFA Short Term Investment Fund.........        1,511,263   17,485,315
                                                                 ------------
   TOTAL INVESTMENTS -- (100.0%) (Cost
     $676,362,901).............................                  $656,806,031
                                                                 ============

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


As of October 31, 2018, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                              UNREALIZED
                                                                               FOREIGN
                                                                               EXCHANGE
                                                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------  --------------- ---------------------------- ---------- --------------
USD    20,767,680   CAD  26,803,391 Citibank, N.A.                11/13/18    $  403,302
USD     1,217,071   EUR   1,031,666 Citibank, N.A.                11/23/18        46,662
USD     1,676,651   EUR   1,424,310 Citibank, N.A.                11/23/18        60,793
USD     2,450,344   EUR   2,075,110 Citibank, N.A.                11/23/18        96,164
USD     4,489,111   EUR   3,839,605 State Street Bank and Trust   11/23/18       133,139
USD     4,693,606   EUR   4,000,920 Citibank, N.A.                11/23/18       154,624
USD    21,296,062   EUR  18,249,356 Citibank, N.A.                11/23/18       592,453
USD    77,366,361   EUR  66,176,883 Citibank, N.A.                12/06/18     2,206,089
USD       190,174   EUR     164,156 Citibank, N.A.                01/04/19         3,127
USD     1,111,258   EUR     962,531 Citibank, N.A.                01/04/19        14,505
USD     1,925,919   EUR   1,668,509 Citibank, N.A.                01/04/19        24,743
USD     3,453,845   EUR   2,977,632 Citibank, N.A.                01/04/19        60,993
USD     4,941,304   EUR   4,243,227 Citibank, N.A.                01/04/19       106,375
                                                                              ----------
TOTAL APPRECIATION                                                            $3,902,969
EUR       537,660   USD     627,459 Citibank, N.A.                12/06/18    $  (16,812)
EUR       305,803   USD     358,318 Citibank, N.A.                12/06/18       (11,002)
                                                                              ----------
TOTAL (DEPRECIATION)                                                          $  (27,814)
                                                                              ----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                $3,875,155
                                                                              ==========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
 Bonds
    Australia........................   --    $ 20,728,290   --    $ 20,728,290
    Belgium..........................   --       4,908,226   --       4,908,226
    Canada...........................   --      40,843,849   --      40,843,849
    Denmark..........................   --       3,138,289   --       3,138,289
    Finland..........................   --       5,537,776   --       5,537,776
    France...........................   --      21,261,545   --      21,261,545
    Germany..........................   --       6,592,034   --       6,592,034
    Ireland..........................   --       9,228,313   --       9,228,313
    Italy............................   --       6,352,176   --       6,352,176
    Japan............................   --      13,437,703   --      13,437,703
    Luxembourg.......................   --       6,112,508   --       6,112,508
    Netherlands......................   --      29,324,314   --      29,324,314
    S.Georgia/S.San..................   --       2,413,450   --       2,413,450
    Spain............................   --       8,235,070   --       8,235,070
    Sweden...........................   --       5,232,241   --       5,232,241
    Switzerland......................   --       1,923,297   --       1,923,297
    United Kingdom...................   --      33,945,754   --      33,945,754
    United States....................   --     420,105,881   --     420,105,881

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Securities Lending Collateral........   --    $ 17,485,315   --    $ 17,485,315
Forward Currency Contracts**.........   --       3,875,155   --       3,875,155
                                        --    ------------   --    ------------
TOTAL................................   --    $660,681,186   --    $660,681,186
                                        ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- -----------
                                                                (000)
BONDS -- (95.7%)
AUSTRALIA -- (2.6%)
Australia & New Zealand Banking Group, Ltd.
    0.750%, 09/29/26................................  EUR       3,000  $ 3,290,623
BHP Billiton Finance USA, Ltd.
    2.875%, 02/24/22................................               13       12,797
BHP Billiton Finance, Ltd.
    3.250%, 09/24/27................................  EUR       1,800    2,371,461
Commonwealth Bank of Australia
    5.000%, 03/19/20................................                9        9,209
W   2.850%, 05/18/26................................              266      244,068
W   3.150%, 09/19/27................................               10        9,270
FMG Resources August 2006 Pty, Ltd.
W   5.125%, 05/15/24................................            1,000      950,000
Macquarie Bank, Ltd.
W   3.900%, 01/15/26................................              289      281,048
National Australia Bank, Ltd.
    3.000%, 02/10/23................................  AUD       2,000    1,411,173
    0.625%, 09/18/24................................  EUR       4,000    4,452,575
W   3.500%, 01/10/27................................              351      335,269
Westpac Banking Corp.
    4.875%, 11/19/19................................               63       64,125
    0.625%, 11/22/24................................  EUR       1,000    1,115,423
    2.850%, 05/13/26................................              104       95,568
    2.700%, 08/19/26................................               23       20,831
    3.350%, 03/08/27................................              319      301,125
                                                                       -----------
TOTAL AUSTRALIA                                                         14,964,565
                                                                       -----------
BELGIUM -- (0.3%)
Anheuser-Busch InBev Finance, Inc.
    3.650%, 02/01/26................................               35       33,218
Anheuser-Busch InBev SA
    2.700%, 03/31/26................................  EUR       1,000    1,243,124
    2.250%, 05/24/29................................  GBP         600      717,243
                                                                       -----------
TOTAL BELGIUM                                                            1,993,585
                                                                       -----------
CANADA -- (4.5%)
Alimentation Couche-Tard, Inc.
    1.875%, 05/06/26................................  EUR         700      803,777
W   3.550%, 07/26/27................................              750      693,414
Bank of Nova Scotia (The)
    2.620%, 12/02/26................................  CAD       2,000    1,436,408
Canadian Natural Resources, Ltd.
    3.420%, 12/01/26................................  CAD       1,000      728,072

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
CANADA -- (Continued)
Canadian Pacific Railway Co.
    2.900%, 02/01/25................................            535  $   503,583
    3.700%, 02/01/26................................             45       43,636
Cenovus Energy, Inc.
    3.000%, 08/15/22................................            719      687,055
Enbridge, Inc.
    4.000%, 10/01/23................................             34       33,950
    3.500%, 06/10/24................................             15       14,478
Goldcorp, Inc.
    3.625%, 06/09/21................................             46       45,727
Husky Energy, Inc.
    3.600%, 03/10/27................................  CAD     2,000    1,457,906
ITC Holdings Corp.
    3.650%, 06/15/24................................            113      110,495
Nutrien, Ltd.
    3.625%, 03/15/24................................            540      521,138
    3.000%, 04/01/25................................             40       36,773
Province of British Columbia Canada
    6.500%, 01/15/26................................             93      109,523
Province of Manitoba Canada
    6.300%, 03/05/31................................  CAD     5,000    4,935,660
Province of Ontario Canada
    3.150%, 06/02/22................................  CAD       233      179,265
    2.400%, 06/02/26................................  CAD     4,000    2,903,263
Province of Quebec Canada
    0.875%, 05/04/27................................  EUR     3,800    4,311,999
    0.875%, 07/05/28................................  EUR     3,700    4,138,568
Rogers Communications, Inc.
    3.000%, 03/15/23................................             21       20,359
    4.000%, 03/13/24................................  CAD     2,000    1,542,178
Spectra Energy Partners L.P.
    4.750%, 03/15/24................................             22       22,334
Suncor Energy, Inc.
    3.600%, 12/01/24................................             87       85,441
Thomson Reuters Corp.
    4.300%, 11/23/23................................             60       60,517
    3.850%, 09/29/24................................             79       76,440
Toronto-Dominion Bank (The)
    1.994%, 03/23/22................................  CAD        58       42,541
Toyota Credit Canada, Inc.
    2.020%, 02/28/22................................  CAD        58       42,403
TransCanada PipeLines, Ltd.
    3.800%, 10/01/20................................             15       15,120
Videotron, Ltd.
    5.000%, 07/15/22................................            921      919,849
                                                                     -----------
TOTAL CANADA                                                          26,521,872
                                                                     -----------
DENMARK -- (1.3%)
Denmark Government Bond
    0.500%, 11/15/27................................  DKK    32,300    4,974,775

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CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
DENMARK -- (Continued)
Kommunekredit
    2.900%, 11/27/26............................................  AUD       3,500  $2,414,126
                                                                                   ----------
TOTAL DENMARK                                                                       7,388,901
                                                                                   ----------
FINLAND -- (1.1%)
Nokia Oyj
    4.375%, 06/12/27............................................            1,750.  1,645,875
Nordea Bank AB
    1.000%, 02/22/23............................................  EUR       4,000   4,635,240
                                                                                   ----------
TOTAL FINLAND                                                                       6,281,115
                                                                                   ----------
FRANCE -- (6.7%)
Agence Francaise de Developpement
    0.250%, 07/21/26............................................  EUR         500     547,236
Air Liquide Finance SA
    1.000%, 03/08/27............................................  EUR       1,100   1,240,593
BNP Paribas SA
    2.450%, 03/17/19............................................                7       6,988
    3.250%, 03/03/23............................................               22      21,503
    1.500%, 11/17/25............................................  EUR       1,200   1,347,187
BPCE SA
    4.000%, 04/15/24............................................              500     499,525
Credit Agricole SA
    2.375%, 05/20/24............................................  EUR       1,000   1,227,607
    1.375%, 05/03/27............................................  EUR       2,000   2,279,296
Dexia Credit Local SA
    1.000%, 10/18/27............................................  EUR       1,600   1,821,778
Electricite de France SA
W   3.625%, 10/13/25............................................               40      38,196
    5.875%, 07/18/31............................................  GBP       1,200   1,970,282
Orange SA
    0.875%, 02/03/27............................................  EUR         500     548,137
    8.125%, 11/20/28............................................  GBP         964   1,796,255
Pernod Ricard SA
    1.500%, 05/18/26............................................  EUR         800     925,417
W   3.250%, 06/08/26............................................              173     163,676
Sanofi
    1.750%, 09/10/26............................................  EUR       2,000   2,411,347
    0.500%, 01/13/27............................................  EUR       2,300   2,505,401
    1.125%, 04/05/28............................................  EUR         700     797,127
    3.625%, 06/19/28............................................            2,000   1,964,364
SNCF Mobilites
    5.375%, 03/18/27............................................  GBP         500     805,049
SNCF Reseau EPIC
    5.250%, 12/07/28............................................  GBP       5,998   9,913,647
    1.125%, 05/25/30............................................  EUR       1,100   1,247,453
Societe Generale SA
    1.125%, 01/23/25............................................  EUR       1,200   1,319,847
Total Capital International SA
    2.100%, 06/19/19............................................               26      25,878
    3.750%, 04/10/24............................................              112     112,361
    0.625%, 10/04/24............................................  EUR       1,000   1,132,297

                                                                              FACE
                                                                             AMOUNT^    VALUE+
                                                                            --------- -----------
                                                                              (000)
FRANCE -- (Continued)
     2.500%, 03/25/26............................................  EUR          2,000 $ 2,533,562
                                                                                      -----------
TOTAL FRANCE                                                                           39,202,009
                                                                                      -----------
GERMANY -- (3.0%)
Bayer U.S. Finance II LLC
W    1.850%, 11/15/18............................................                  34      33,987
W    5.500%, 08/15/25............................................                  26      27,240
BMW US Capital LLC
W    2.800%, 04/11/26............................................                 194     177,939
W    3.300%, 04/06/27............................................                  58      54,344
Daimler AG
     1.000%, 11/15/27............................................  EUR          3,300   3,521,592
Daimler Finance North America LLC
     8.500%, 01/18/31............................................                 604     823,765
Deutsche Bank AG
     2.500%, 02/13/19............................................                  40      39,906
     2.950%, 08/20/20............................................                   2       1,960
#    3.125%, 01/13/21............................................                  23      22,473
     3.700%, 05/30/24............................................                 113     105,439
     1.125%, 03/17/25............................................  EUR          1,900   2,013,292
Kreditanstalt fuer Wiederaufbau
     2.050%, 02/16/26............................................  JPY      1,069,000  10,897,301
                                                                                      -----------
TOTAL GERMANY                                                                          17,719,238
                                                                                      -----------
IRELAND -- (0.0%)
Johnson Controls International P.L.C.
(r)  3.625%, 07/02/24............................................                  11      10,801
                                                                                      -----------
ITALY -- (1.0%)
Enel Finance International NV
W    4.875%, 06/14/29............................................               2,000   1,870,461
Eni SpA
     1.500%, 01/17/27............................................  EUR          1,000   1,119,294
     1.125%, 09/19/28............................................  EUR            500     525,650
Italy Buoni Poliennali Del Tesoro
     1.250%, 12/01/26............................................  EUR          2,100   2,079,761
                                                                                      -----------
TOTAL ITALY                                                                             5,595,166
                                                                                      -----------
JAPAN -- (0.7%)
American Honda Finance Corp.
     2.300%, 09/09/26............................................                 130     115,485
Beam Suntory, Inc.
     3.250%, 06/15/23............................................                  21      20,278
Mitsubishi UFJ Financial Group, Inc.
     3.677%, 02/22/27............................................                  35      33,758

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CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
JAPAN -- (Continued)
Nissan Motor Acceptance Corp.
W   2.125%, 03/03/20............................................               20  $    19,651
Nomura Holdings, Inc.
#   6.700%, 03/04/20............................................               16       16,683
Sumitomo Mitsui Financial Group, Inc.
    3.784%, 03/09/26............................................               58       56,481
Toyota Motor Credit Corp.
    2.100%, 01/17/19............................................               10        9,992
    3.200%, 01/11/27............................................            3,815    3,617,299
                                                                                   -----------
TOTAL JAPAN                                                                          3,889,627
                                                                                   -----------
LUXEMBOURG -- (3.1%)
Allergan Funding SCS
    3.450%, 03/15/22............................................              150      147,539
    2.125%, 06/01/29............................................  EUR       1,500    1,622,350
DH Europe Finance SA
    1.200%, 06/30/27............................................  EUR       1,300    1,457,217
European Financial Stability Facility
    0.950%, 02/14/28............................................  EUR       1,900    2,177,251
Nestle Finance International, Ltd.
    1.250%, 11/02/29............................................  EUR       1,380    1,558,120
Novartis Finance SA
    1.625%, 11/09/26............................................  EUR       3,300    3,935,099
    1.125%, 09/30/27............................................  EUR       5,000    5,690,220
Whirlpool Finance Luxembourg Sarl
    1.250%, 11/02/26............................................  EUR       1,200    1,300,464
    1.100%, 11/09/27............................................  EUR         500      523,527
                                                                                   -----------
TOTAL LUXEMBOURG                                                                    18,411,787
                                                                                   -----------
NETHERLANDS -- (7.7%)
Ahold Finance USA LLC
    6.875%, 05/01/29............................................                8        9,212
BMW Finance NV
    1.125%, 01/10/28............................................  EUR         750      818,393
BNG Bank NV
    0.625%, 06/19/27............................................  EUR       5,100    5,728,999
Cooperatieve Rabobank UA
    3.875%, 02/08/22............................................               83       83,449
    2.375%, 05/22/23............................................  EUR       2,300    2,826,313
    1.250%, 03/23/26............................................  EUR       2,500    2,889,445
Deutsche Telekom International Finance BV
    1.125%, 05/22/26............................................  EUR       1,000    1,124,194
    1.375%, 01/30/27............................................  EUR         500      564,920
E.ON International Finance BV
    6.375%, 06/07/32............................................  GBP       1,150    1,973,076

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
NETHERLANDS -- (Continued)
Enel Finance International NV
    1.375%, 06/01/26............................................  EUR       1,500  $ 1,626,837
Heineken NV
W   2.750%, 04/01/23............................................               26       25,184
    1.375%, 01/29/27............................................  EUR       1,200    1,363,111
Iberdrola International BV
    0.375%, 09/15/25............................................  EUR       1,400    1,508,664
ING Groep NV
    1.375%, 01/11/28............................................  EUR       2,100    2,276,992
Koninklijke KPN NV
    5.750%, 09/17/29............................................  GBP       1,500    2,340,161
Koninklijke Philips NV
    1.375%, 05/02/28............................................  EUR       2,000    2,221,784
Mylan NV
    2.250%, 11/22/24............................................  EUR       1,000    1,138,768
    3.125%, 11/22/28............................................  EUR       1,400    1,593,100
Sensata Technologies BV
W   5.000%, 10/01/25............................................              500      482,500
Shell International Finance BV
    2.250%, 11/10/20............................................               54       53,018
    3.400%, 08/12/23............................................              123      122,405
    3.250%, 05/11/25............................................              334      321,968
    2.875%, 05/10/26............................................              348      325,274
    2.500%, 09/12/26............................................            2,595    2,356,047
    1.625%, 01/20/27............................................  EUR       6,208    7,366,614
Unilever NV
    1.000%, 02/14/27............................................  EUR       1,500    1,675,530
Volkswagen International Finance NV
    1.875%, 03/30/27............................................  EUR       2,000    2,188,756
                                                                                   -----------
TOTAL NETHERLANDS                                                                   45,004,714
                                                                                   -----------
NORWAY -- (0.3%)
Equinor ASA
    2.650%, 01/15/24............................................               81       77,256
Norway Government Bond
W   1.500%, 02/19/26............................................  NOK      14,000    1,625,158
                                                                                   -----------
TOTAL NORWAY                                                                         1,702,414
                                                                                   -----------
SPAIN -- (0.5%)
Santander Holdings USA, Inc.
    4.500%, 07/17/25............................................              206      201,466
Santander UK P.L.C.
    4.000%, 03/13/24............................................              103      102,475
Telefonica Emisiones SAU
    5.462%, 02/16/21............................................               10       10,390
    1.715%, 01/12/28............................................  EUR       1,800    1,971,124
Telefonica Europe BV
    8250%, 09/15/30.............................................              500      631,283
                                                                                   -----------
TOTAL SPAIN                                                                          2,916,738
                                                                                   -----------

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CONTINUED


                                                                             FACE
                                                                            AMOUNT^    VALUE+
                                                                           --------- -----------
                                                                             (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (4.4%)
Asian Development Bank
    2.350%, 06/21/27............................................  JPY      1,130,000 $11,981,114
European Investment Bank
    1.900%, 01/26/26............................................  JPY        118,300   1,192,280
    2.150%, 01/18/27............................................  JPY      1,205,000  12,523,489
                                                                                     -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS                                          25,696,883
                                                                                     -----------
SWEDEN -- (1.7%)
Svenska Handelsbanken AB
    0.250%, 02/28/22............................................  EUR            110     124,637
Sweden Government Bond
    0.750%, 05/12/28............................................  SEK         35,400   3,915,502
    2.250%, 06/01/32............................................  SEK         37,000   4,674,530
Telefonaktiebolaget LM Ericsson
    4.125%, 05/15/22............................................               1,323   1,299,242
                                                                                     -----------
TOTAL SWEDEN                                                                          10,013,911
                                                                                     -----------
SWITZERLAND -- (0.6%)
ABB Finance USA, Inc.
    2.875%, 05/08/22............................................                  45      44,010
Credit Suisse AG
    1.500%, 04/10/26............................................  EUR            700     822,315
Novartis Capital Corp.
    3.100%, 05/17/27............................................                 878     832,305
UBS Group Funding Switzerland AG
    1.250%, 09/01/26............................................  EUR          1,800   1,985,836
                                                                                     -----------
TOTAL SWITZERLAND                                                                      3,684,466
                                                                                     -----------
UNITED KINGDOM -- (8.6%)
Aon P.L.C.
    4.000%, 11/27/23............................................                  47      47,259
    2.875%, 05/14/26............................................  EUR          1,400   1,708,146
AstraZeneca P.L.C.
    2.375%, 11/16/20............................................                  34      33,379
    3.375%, 11/16/25............................................                  87      82,659
    1.250%, 05/12/28............................................  EUR          1,200   1,330,504
    5.750%, 11/13/31............................................  GBP            450     753,018
Barclays Bank P.L.C.
    2.250%, 06/10/24............................................  EUR            500     606,938
Barclays P.L.C.
    3.250%, 02/12/27............................................  GBP          1,657   2,061,191
BAT International Finance P.L.C.
    4.000%, 09/04/26............................................  GBP          1,220   1,684,774
    1.250%, 03/13/27............................................  EUR          1,000   1,068,735
BP Capital Markets P.L.C.
    3.245%, 05/06/22............................................                  33      32,673
    3.535%, 11/04/24............................................                  26      25,601

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
UNITED KINGDOM -- (Continued)
    1.077%, 06/26/25............................................  EUR       1,200  $1,364,310
    3.119%, 05/04/26............................................               35      32,937
    3.017%, 01/16/27............................................              127     117,568
    1.594%, 07/03/28............................................  EUR       1,233   1,413,428
British Telecommunications P.L.C.
    1.000%, 11/21/24............................................  EUR       1,200   1,317,372
    1.500%, 06/23/27............................................  EUR         500     542,627
    3.125%, 11/21/31............................................  GBP         700     870,180
Centrica P.L.C.
    4.375%, 03/13/29............................................  GBP       1,000   1,437,481
Coca-Cola European Partners P.L.C.
    1.750%, 05/26/28............................................  EUR       1,400   1,614,234
GlaxoSmithKline Capital P.L.C.
    1.000%, 09/12/26............................................  EUR       1,500   1,681,767
HSBC Holdings P.L.C.
    4.000%, 03/30/22............................................               59      59,535
    2.625%, 08/16/28............................................  GBP       2,364   2,913,155
HSBC USA, Inc.
    3.500%, 06/23/24............................................              147     143,109
Janus Capital Group, Inc.
    4.875%, 08/01/25............................................              106     106,530
Lloyds Banking Group P.L.C.
    1.500%, 09/12/27............................................  EUR       2,100   2,265,898
Mead Johnson Nutrition Co.
    4.125%, 11/15/25............................................               69      69,111
Nationwide Building Society
    3.250%, 01/20/28............................................  GBP       1,500   1,998,546
Network Rail Infrastructure Finance P.L.C.
    4.375%, 12/09/30............................................  GBP       2,150   3,511,138
Rio Tinto Finance P.L.C.
    4.000%, 12/11/29............................................  GBP       2,000   2,932,958
Rolls-Royce P.L.C.
W   3.625%, 10/14/25............................................              520     502,246
    3.375%, 06/18/26............................................  GBP         800   1,088,434
Santander UK P.L.C.
    2.375%, 03/16/20............................................                4       3,950
    3.875%, 10/15/29............................................  GBP       1,478   2,055,490
Sky P.L.C.
    2.500%, 09/15/26............................................  EUR       2,000   2,430,930
TechnipFMC P.L.C.
    3.450%, 10/01/22............................................               49      47,598
Transport for London
    4.000%, 09/12/33............................................  GBP       4,400   6,715,716
Vodafone Group P.L.C.
    4.375%, 03/16/21............................................               11      11,224
    2.500%, 09/26/22............................................              113     107,468
    1.125%, 11/20/25............................................  EUR         500     553,094
    1.500%, 07/24/27............................................  EUR         350     388,463
    4.200%, 12/13/27............................................  AUD       1,800   1,257,768
    7.875%, 02/15/30............................................               77      94,407

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                             (000)
UNITED KINGDOM -- (Continued)
Western Power Distribution South West P.L.C.
    5.875%, 03/25/27............................................  GBP         900  $ 1,416,773
                                                                                   -----------
TOTAL UNITED KINGDOM                                                                50,500,322
                                                                                   -----------
UNITED STATES -- (47.6%)
21st Century Fox America, Inc.
    3.700%, 09/15/24............................................              168      165,984
3M Co.
    1.500%, 11/09/26............................................  EUR       1,100    1,295,383
    2.875%, 10/15/27............................................              168      157,785
Abbott Laboratories
    2.800%, 09/15/20............................................                2        1,983
    2.950%, 03/15/25............................................              146      138,806
AbbVie, Inc.
    2.900%, 11/06/22............................................               33       31,947
    3.600%, 05/14/25............................................            1,000      954,171
    4.250%, 11/14/28............................................              400      385,637
Activision Blizzard, Inc.
    3.400%, 06/15/27............................................               52       48,262
Adobe, Inc.
    3.250%, 02/01/25............................................               22       21,278
Advance Auto Parts, Inc.
    4.500%, 12/01/23............................................               14       14,251
AECOM
    5.875%, 10/15/24............................................              500      508,750
    5.125%, 03/15/27............................................              700      651,000
Aetna, Inc.
    2.200%, 03/15/19............................................                4        3,992
    2.750%, 11/15/22............................................               97       93,014
    3.500%, 11/15/24............................................               63       61,224
Affiliated Managers Group, Inc.
    3.500%, 08/01/25............................................               30       28,433
Aflac, Inc.
    2.400%, 03/16/20............................................               13       12,870
    3.250%, 03/17/25............................................              129      124,084
Air Products & Chemicals, Inc.
    2.750%, 02/03/23............................................               11       10,641
Alabama Power Co.
    2.800%, 04/01/25............................................               30       28,021
Albemarle Corp.
    4.150%, 12/01/24............................................               86       85,992
Allergan Finance LLC
    3.250%, 10/01/22............................................               88       85,428
Allergan Funding SCS
    3.800%, 03/15/25............................................              529      509,765
Allstate Corp. (The)
    3.150%, 06/15/23............................................               59       57,941
Ally Financial, Inc.
    4.125%, 02/13/22............................................            1,250    1,231,250

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
Alphabet, Inc.
    3.375%, 02/25/24............................................               53  $   52,862
    1.998%, 08/15/26............................................               86      76,410
Altria Group, Inc.
    4.750%, 05/05/21............................................                2       2,057
    2.850%, 08/09/22............................................               46      44,706
Amazon.com, Inc.
    3.800%, 12/05/24............................................               57      57,275
Ameren Corp.
    2.700%, 11/15/20............................................               12      11,823
American Express Credit Corp.
    2.250%, 05/05/21............................................                2       1,945
    3.300%, 05/03/27............................................              131     124,864
American International Group, Inc.
    3.300%, 03/01/21............................................               17      16,828
    4.875%, 06/01/22............................................               17      17,492
    4.125%, 02/15/24............................................              118     117,290
    3.750%, 07/10/25............................................               95      90,711
    3.900%, 04/01/26............................................               46      43,826
    1.875%, 06/21/27............................................  EUR       2,075   2,328,127
American Water Capital Corp.
    3.850%, 03/01/24............................................               25      25,122
Ameriprise Financial, Inc.
    4.000%, 10/15/23............................................               43      43,395
    2.875%, 09/15/26............................................               65      59,357
AmerisourceBergen Corp.
    3.400%, 05/15/24............................................              433     419,090
Amgen, Inc.
    4.100%, 06/15/21............................................               82      83,137
    3.625%, 05/22/24............................................               75      73,890
    3.125%, 05/01/25............................................               37      35,014
    2.600%, 08/19/26............................................               28      25,058
    4.000%, 09/13/29............................................  GBP       1,336   1,894,985
Analog Devices, Inc.
    3.900%, 12/15/25............................................               35      34,245
    3.500%, 12/05/26............................................               23      21,700
Anheuser-Busch InBev Finance, Inc.
    2.625%, 01/17/23............................................               58      54,933
Anheuser-Busch InBev Worldwide, Inc.
    4.375%, 02/15/21............................................                5       5,084
    2.500%, 07/15/22............................................               24      22,880
Anixter, Inc.
    5.500%, 03/01/23............................................            1,090   1,098,175
Anthem, Inc.
    4.350%, 08/15/20............................................               13      13,217
    3.125%, 05/15/22............................................               25      24,437
    3.500%, 08/15/24............................................               58      56,230
    3.650%, 12/01/27............................................            4,424   4,136,027
Aon Corp.
    5.000%, 09/30/20............................................                9       9,262

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
Aon P.L.C.
    3.500%, 06/14/24............................................              107  $  104,013
Apache Corp.
    3.250%, 04/15/22............................................               75      73,406
    4.375%, 10/15/28............................................            3,000   2,876,847
Apple, Inc.
    2.250%, 02/23/21............................................               58      56,851
    2.400%, 05/03/23............................................              153     145,880
    3.450%, 05/06/24............................................              227     224,606
    2.500%, 02/09/25............................................               53      49,456
    0.875%, 05/24/25............................................  EUR       4,000   4,562,225
    3.250%, 02/23/26............................................              233     224,336
    2.450%, 08/04/26............................................              200     182,171
    3.350%, 02/09/27............................................              393     378,607
    3.000%, 06/20/27............................................               64      59,899
    3.000%, 11/13/27............................................               81      75,624
    1.375%, 05/24/29............................................  EUR       2,700   3,098,157
    3.050%, 07/31/29............................................  GBP       4,700   6,502,851
Applied Materials, Inc.
    4.300%, 06/15/21............................................                7       7,165
    3.300%, 04/01/27............................................               59      55,675
Archer-Daniels-Midland Co.
    2.500%, 08/11/26............................................               58      52,319
Arconic, Inc.
    5.900%, 02/01/27............................................            1,200   1,185,000
Arizona Public Service Co.
    8.750%, 03/01/19............................................                2       2,037
    3.150%, 05/15/25............................................               71      68,206
Arrow Electronics, Inc.
    3.875%, 01/12/28............................................            1,104   1,007,791
Ashland LLC
    4.750%, 08/15/22............................................              900     893,250
Assurant, Inc.
    4.000%, 03/15/23............................................               75      74,164
AT&T, Inc.
    3.000%, 02/15/22............................................               74      72,255
    3.800%, 03/15/22............................................               59      58,928
    3.950%, 01/15/25............................................              115     111,600
    3.400%, 05/15/25............................................              253     237,550
    1.800%, 09/05/26............................................  EUR         800     897,784
    4.375%, 09/14/29............................................  GBP         500     694,299
Autodesk, Inc.
    3.125%, 06/15/20............................................               31      30,871
    4.375%, 06/15/25............................................               35      34,682
    3.500%, 06/15/27............................................               36      33,085
Automatic Data Processing, Inc.
    3.375%, 09/15/25............................................              144     142,485
AutoZone, Inc.
    2.875%, 01/15/23............................................              140     134,458
    3.125%, 07/15/23............................................               15      14,536
    3.250%, 04/15/25............................................               72      67,640
    3.125%, 04/21/26............................................            1,187   1,091,449

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- ----------
                                                                              (000)
UNITED STATES -- (Continued)
Avnet, Inc.
     4.625%, 04/15/26............................................               65  $   63,237
BAE Systems Holdings, Inc.
W    2.850%, 12/15/20............................................               14      13,854
Baker Hughes a GE Co. LLC
     3.200%, 08/15/21............................................                2       1,982
Ball Corp.
     5.000%, 03/15/22............................................              645     654,675
     4.875%, 03/15/26............................................              500     493,125
Baltimore Gas & Electric Co.
     2.400%, 08/15/26............................................                8       7,176
Bank of America Corp.
     3.300%, 01/11/23............................................               52      50,843
     4.000%, 04/01/24............................................               72      71,889
     7.000%, 07/31/28............................................  GBP       1,500   2,587,129
(r)  3.419%, 12/20/28............................................              184     169,709
Bank of New York Mellon Corp. (The)
     5.450%, 05/15/19............................................                5       5,068
     3.650%, 02/04/24............................................              123     122,305
     3.000%, 02/24/25............................................              330     313,102
     2.800%, 05/04/26............................................               64      59,182
Baxalta, Inc.
     2.875%, 06/23/20............................................                2       1,978
Baxter International, Inc.
     2.600%, 08/15/26............................................               49      44,060
Bayer U.S. Finance II LLC
W    2.125%, 07/15/19............................................                3       2,977
Bed Bath & Beyond, Inc.
#    3.749%, 08/01/24............................................            1,407   1,229,930
Bemis Co., Inc.
     4.500%, 10/15/21............................................                7       7,144
Berkshire Hathaway, Inc.
#    3.750%, 08/15/21............................................               30      30,498
     3.400%, 01/31/22............................................               37      37,101
     3.125%, 03/15/26............................................            2,387   2,273,151
     1.125%, 03/16/27............................................  EUR       2,448   2,738,174
     2.150%, 03/15/28............................................  EUR         700     847,630
Biogen, Inc.
     2.900%, 09/15/20............................................              172     170,356
     4.050%, 09/15/25............................................            1,000     991,529
BlackRock, Inc.
     3.200%, 03/15/27............................................              287     273,347
Boeing Co. (The)
     8.750%, 08/15/21............................................               11      12,586
     2.500%, 03/01/25............................................               75      69,628
     2.600%, 10/30/25............................................               42      38,995
Booking Holdings, Inc.
     2.375%, 09/23/24............................................  EUR       1,000   1,207,556
     3.600%, 06/01/26............................................              108     103,163
     1.800%, 03/03/27............................................  EUR         800     915,030
Boston Scientific Corp.
     4.125%, 10/01/23............................................               17      17,158

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
Brinker International, Inc.
    3.875%, 05/15/23............................................            1,250  $1,168,750
Bristol-Myers Squibb Co.
    2.000%, 08/01/22............................................               79      75,289
Brown & Brown, Inc.
    4.200%, 09/15/24............................................               54      53,092
Brown-Forman Corp.
    2.600%, 07/07/28............................................  GBP       1,100   1,411,923
Buckeye Partners L.P.
    4.150%, 07/01/23............................................               22      21,441
    3.950%, 12/01/26............................................               87      79,465
Bunge, Ltd. Finance Corp.
    3.750%, 09/25/27............................................            2,000   1,819,303
Burlington Northern Santa Fe LLC
    3.000%, 04/01/25............................................               50      48,006
    7.000%, 12/15/25............................................               10      11,862
CA, Inc.
    4.700%, 03/15/27............................................              205     198,639
Campbell Soup Co.
    4.250%, 04/15/21............................................               12      12,160
    2.500%, 08/02/22............................................               23      21,707
    3.300%, 03/19/25............................................               47      42,826
#   4.150%, 03/15/28............................................            2,050   1,886,590
Capital One Financial Corp.
    4.750%, 07/15/21............................................               23      23,669
    3.750%, 04/24/24............................................               54      52,581
    3.750%, 03/09/27............................................            1,800   1,670,646
Cardinal Health, Inc.
    4.625%, 12/15/20............................................                7       7,147
    3.200%, 06/15/22............................................               45      43,794
    3.410%, 06/15/27............................................            2,067   1,873,247
Caterpillar, Inc.
    2.600%, 06/26/22............................................               30      29,121
    3.400%, 05/15/24............................................               21      20,795
CBS Corp.
    3.375%, 03/01/22............................................               27      26,574
    3.500%, 01/15/25............................................               28      26,439
    2.900%, 01/15/27............................................            3,269   2,867,261
    7.875%, 07/30/30............................................               13      15,960
Celgene Corp.
    4.000%, 08/15/23............................................               96      95,853
    3.625%, 05/15/24............................................               52      50,506
CenterPoint Energy Resources Corp.
    4.500%, 01/15/21............................................               18      18,311
CF Industries, Inc.
#   3.450%, 06/01/23............................................            1,048     995,600
Charles Schwab Corp. (The)
    3.000%, 03/10/25............................................               99      93,997
Chemours Co. (The)
    5.375%, 05/15/27............................................            1,600   1,488,000
Chevron Corp.
    2.355%, 12/05/22............................................               52      49,902

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                          (000)
UNITED STATES -- (Continued)
    2.954%, 05/16/26............................................           133  $  125,218
Choice Hotels International, Inc.
    5.750%, 07/01/22............................................           988   1,037,400
Chubb INA Holdings, Inc.
    2.875%, 11/03/22............................................            22      21,486
    2.700%, 03/13/23............................................            35      33,730
    3.350%, 05/15/24............................................            60      58,879
    1.550%, 03/15/28............................................  EUR    2,400   2,704,258
Cigna Corp.
    4.000%, 02/15/22............................................             9       9,061
Cisco Systems, Inc.
    3.625%, 03/04/24............................................            22      22,091
    2.500%, 09/20/26............................................         1,000     911,502
CIT Group, Inc.
    5.000%, 08/01/23............................................           800     802,000
    5.250%, 03/07/25............................................           640     643,200
Citigroup, Inc.
    4.500%, 01/14/22............................................            17      17,365
    3.875%, 10/25/23............................................            33      32,947
    3.750%, 06/16/24............................................            30      29,530
    3.300%, 04/27/25............................................            90      85,769
    5.150%, 05/21/26............................................  GBP    1,323   1,971,961
Clorox Co. (The)
    3.500%, 12/15/24............................................            37      36,441
CME Group, Inc.
    3.000%, 03/15/25............................................            33      31,503
CMS Energy Corp.
    3.875%, 03/01/24............................................            20      19,880
    3.600%, 11/15/25............................................            37      35,766
    3.000%, 05/15/26............................................            58      54,047
CNA Financial Corp.
    5.750%, 08/15/21............................................            49      51,625
    4.500%, 03/01/26............................................            75      75,039
CNH Industrial Capital LLC
    4.375%, 04/05/22............................................           406     408,014
CNO Financial Group, Inc.
    5.250%, 05/30/25............................................         1,720   1,735,050
Coca Cola Co.
    1.875%, 09/22/26............................................  EUR    1,400   1,688,905
Coca-Cola Co. (The)
    1.875%, 10/27/20............................................           190     185,714
    2.250%, 09/01/26............................................           147     131,795
#   2.900%, 05/25/27............................................           275     257,228
Comcast Cable Communications Holdings, Inc.
    9.455%, 11/15/22............................................            35      42,279
Comcast Corp.
    3.600%, 03/01/24............................................            51      50,480
    3.375%, 08/15/25............................................            49      47,140
    3.150%, 03/01/26............................................           102      95,399
Conagra Brands, Inc.
    3.200%, 01/25/23............................................            54      52,167

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
ConocoPhillips Co.
    4.950%, 03/15/26............................................              173  $  183,665
Consolidated Edison Co. of New York, Inc.
    3.300%, 12/01/24............................................               15      14,612
Constellation Brands, Inc.
    3.500%, 05/09/27............................................            3,000   2,773,287
Continental Resources, Inc.
    4.500%, 04/15/23............................................              800     802,711
Corning, Inc.
    3.700%, 11/15/23............................................               32      31,376
Cox Communications, Inc.
W   3.850%, 02/01/25............................................               79      76,305
W   3.500%, 08/15/27............................................              800     736,362
CSX Corp.
    4.250%, 06/01/21............................................                9       9,168
CVS Health Corp.
    2.800%, 07/20/20............................................               22      21,767
    2.125%, 06/01/21............................................               15      14,458
    3.375%, 08/12/24............................................              174     166,830
    3.875%, 07/20/25............................................            1,985   1,931,954
Danaher Corp.
    3.350%, 09/15/25............................................               17      16,539
Deere & Co.
    5.375%, 10/16/29............................................                5       5,543
Diageo Investment Corp.
    2.875%, 05/11/22............................................                2       1,959
Discovery Communications LLC
W   2.800%, 06/15/20............................................                6       5,925
    3.300%, 05/15/22............................................               16      15,597
W   3.500%, 06/15/22............................................               90      88,190
    3.250%, 04/01/23............................................                7       6,760
W   3.900%, 11/15/24............................................               63      61,018
    3.450%, 03/15/25............................................               66      61,988
Dollar General Corp.
    3.250%, 04/15/23............................................               79      76,733
    4.150%, 11/01/25............................................               13      12,854
    4.125%, 05/01/28............................................            2,000   1,938,008
Dollar Tree, Inc.
    4.200%, 05/15/28............................................            1,600   1,513,838
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20............................................               84      82,908
    3.600%, 12/15/24............................................               37      36,186
Dominion Energy, Inc.
    3.625%, 12/01/24............................................               15      14,700
    3.900%, 10/01/25............................................              117     114,151
Dover Corp.
    1.250%, 11/09/26............................................  EUR       3,100   3,440,184
Dow Chemical Co. (The)
    3.000%, 11/15/22............................................               31      30,107
    3.500%, 10/01/24............................................               87      84,392

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
DTE Energy Co.
    2.400%, 12/01/19............................................               25  $   24,742
    3.850%, 12/01/23............................................               11      10,959
    2.850%, 10/01/26............................................              500     452,384
Duke Energy Corp.
    3.050%, 08/15/22............................................              131     128,036
    3.750%, 04/15/24............................................               67      66,401
DXC Technology Co.
    4.450%, 09/18/22............................................               37      37,574
E*TRADE Financial Corp.
    4.500%, 06/20/28............................................            2,000   1,965,889
Eastman Chemical Co.
    2.700%, 01/15/20............................................                5       4,962
    3.600%, 08/15/22............................................                3       2,980
    3.800%, 03/15/25............................................               51      49,447
    1.875%, 11/23/26............................................  EUR       3,500   4,097,884
Eaton Corp.
    2.750%, 11/02/22............................................               34      32,831
Eaton Vance Corp.
    3.500%, 04/06/27............................................              517     489,638
eBay, Inc.
    3.800%, 03/09/22............................................               87      87,198
    2.600%, 07/15/22............................................               31      29,765
    3.600%, 06/05/27............................................              115     106,437
Ecolab, Inc.
    2.700%, 11/01/26............................................               52      47,573
Edgewell Personal Care Co.
    4.700%, 05/24/22............................................            1,185   1,152,413
EMC Corp.
    3.375%, 06/01/23............................................            1,255   1,168,195
EMD Finance LLC
W   2.950%, 03/19/22............................................               60      58,358
Emerson Electric Co.
    3.150%, 06/01/25............................................               62      59,425
Energy Transfer Operating L.P.
    4.750%, 01/15/26............................................               67      65,974
Enterprise Products Operating LLC
    5.200%, 09/01/20............................................                6       6,179
    3.900%, 02/15/24............................................               24      23,965
    3.750%, 02/15/25............................................               23      22,555
    3.700%, 02/15/26............................................               62      59,843
EOG Resources, Inc.
    4.100%, 02/01/21............................................               20      20,261
    3.150%, 04/01/25............................................               79      76,080
EQT Corp.
    3.900%, 10/01/27............................................            1,500   1,365,002
Equifax, Inc.
    3.250%, 06/01/26............................................              900     814,817
ERAC USA Finance LLC
W   3.850%, 11/15/24............................................            1,388   1,369,173
Evergy, Inc.
    4.850%, 06/01/21............................................               29      29,599

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CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
Eversource Energy
    2.500%, 03/15/21............................................                6  $    5,887
    2.800%, 05/01/23............................................               55      52,904
Exelon Corp.
    2.450%, 04/15/21............................................               15      14,574
    3.950%, 06/15/25............................................               27      26,577
    3.400%, 04/15/26............................................            1,225   1,152,274
Exelon Generation Co. LLC
    2.950%, 01/15/20............................................               10       9,936
Express Scripts Holding Co.
    3.900%, 02/15/22............................................               56      56,166
    3.500%, 06/15/24............................................               97      94,195
    3.400%, 03/01/27............................................              174     159,851
Exxon Mobil Corp.
    3.176%, 03/15/24............................................              385     379,948
    3.043%, 03/01/26............................................            3,058   2,920,718
FedEx Corp.
    2.625%, 08/01/22............................................               51      49,239
    4.000%, 01/15/24............................................               99     100,635
    3.200%, 02/01/25............................................               44      42,043
    1.625%, 01/11/27............................................  EUR       2,000   2,265,418
Fidelity National Information Services, Inc.
    2.250%, 08/15/21............................................               45      43,287
    5.000%, 10/15/25............................................               35      36,420
Gap, Inc. (The)
    5.950%, 04/12/21............................................              315     325,211
GATX Corp.
    3.250%, 03/30/25............................................               60      56,074
    3.250%, 09/15/26............................................               32      29,092
General Dynamics Corp.
    2.250%, 11/15/22............................................               56      53,706
    2.125%, 08/15/26............................................               86      76,562
General Electric Co.
    0.375%, 05/17/22............................................  EUR         135     149,866
    3.375%, 03/11/24............................................               37      35,271
    0.875%, 05/17/25............................................  EUR         500     535,224
    6.750%, 03/15/32............................................              221     249,655
General Mills, Inc.
    3.150%, 12/15/21............................................                9       8,856
    3.200%, 02/10/27............................................            1,007     908,910
    1.500%, 04/27/27............................................  EUR       1,000   1,132,461
General Motors Financial Co., Inc.
    2.250%, 09/06/24............................................  GBP         950   1,157,460
    5.250%, 03/01/26............................................              208     207,690
    4.350%, 01/17/27............................................               58      54,007
Georgia Power Co.
    2.850%, 05/15/22............................................               21      20,376
    3.250%, 03/30/27............................................              154     142,823
Gilead Sciences, Inc.
    2.050%, 04/01/19............................................                2       1,992
    4.400%, 12/01/21............................................               17      17,421
    3.700%, 04/01/24............................................              124     122,761

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
    3.650%, 03/01/26............................................               57  $   55,208
GlaxoSmithKline Capital, Inc.
    2.800%, 03/18/23............................................               63      61,025
Goldman Sachs Group, Inc. (The)
    5.250%, 07/27/21............................................               26      27,037
    4.000%, 03/03/24............................................              250     248,372
    3.750%, 05/22/25............................................               87      84,291
    1.625%, 07/27/26............................................  EUR       1,175   1,317,247
    2.000%, 03/22/28............................................  EUR       2,000   2,259,943
Goodyear Tire & Rubber Co. (The)
    4.875%, 03/15/27............................................            1,239   1,105,808
Graphic Packaging International LLC
    4.125%, 08/15/24............................................              500     473,750
Halliburton Co.
    3.500%, 08/01/23............................................               75      73,828
    3.800%, 11/15/25............................................               29      28,213
Hanesbrands, Inc.
W   4.875%, 05/15/26............................................            1,300   1,231,750
Harley-Davidson, Inc.
    3.500%, 07/28/25............................................               42      40,120
Harris Corp.
    2.700%, 04/27/20............................................                6       5,933
Hartford Financial Services Group, Inc. (The)
    5.125%, 04/15/22............................................               79      82,428
Hasbro, Inc.
    3.500%, 09/15/27............................................            3,562   3,268,907
Hewlett Packard Enterprise Co.
    4.900%, 10/15/25............................................               35      35,540
Home Depot, Inc. (The)
    2.700%, 04/01/23............................................               15      14,537
    3.350%, 09/15/25............................................               43      42,085
Honeywell International, Inc.
    2.500%, 11/01/26............................................              102      93,495
Hormel Foods Corp.
    4.125%, 04/15/21............................................               17      17,320
Humana, Inc.
    3.850%, 10/01/24............................................               91      89,853
Huntington Bancshares, Inc.
    3.150%, 03/14/21............................................               18      17,796
    2.300%, 01/14/22............................................               38      36,317
Hyatt Hotels Corp.
    3.375%, 07/15/23............................................               23      22,383
Illinois Tool Works, Inc.
    1.950%, 03/01/19............................................                4       3,991
    3.500%, 03/01/24............................................               75      74,852
Intel Corp.
    2.700%, 12/15/22............................................               11      10,692

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CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                             (000)
UNITED STATES -- (Continued)
Intercontinental Exchange, Inc.
    3.750%, 12/01/25............................................            1,000  $  988,420
International Business Machines Corp.
    2.250%, 02/19/21............................................              231     225,339
    3.625%, 02/12/24............................................              112     111,016
#   3.300%, 01/27/27............................................              306     291,432
    1.750%, 03/07/28............................................  EUR       1,000   1,163,370
International Paper Co.
    3.650%, 06/15/24............................................               92      91,058
    3.800%, 01/15/26............................................               12      11,593
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24............................................              546     542,535
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
    4.850%, 01/15/27............................................               57      54,762
JM Smucker Co. (The)
    3.500%, 03/15/25............................................               58      55,238
John Deere Capital Corp.
    2.550%, 01/08/21............................................              112     110,413
    3.350%, 06/12/24............................................              672     661,195
Johnson & Johnson
    2.450%, 03/01/26............................................               38      35,076
    2.950%, 03/03/27............................................              700     663,508
JPMorgan Chase & Co.
    3.625%, 05/13/24............................................              142     139,820
    3.900%, 07/15/25............................................              129     127,220
Juniper Networks, Inc.
    4.600%, 03/15/21............................................               30      30,584
#   4.500%, 03/15/24............................................               49      49,613
Kellogg Co.
    1.250%, 03/10/25............................................  EUR         500     565,183
    3.250%, 04/01/26............................................              661     610,756
    7.450%, 04/01/31............................................               61      75,716
Keurig Dr Pepper, Inc.
    3.400%, 11/15/25............................................               20      18,570
KeyCorp
    2.900%, 09/15/20............................................               17      16,843
Kimberly-Clark Corp.
    1.900%, 05/22/19............................................                6       5,969
    2.400%, 06/01/23............................................               22      20,929
Kohl's Corp.
    4.750%, 12/15/23............................................               17      17,312
Kraft Heinz Foods Co.
    3.500%, 06/06/22............................................              107     105,751
    3.950%, 07/15/25............................................              135     130,501
    4.125%, 07/01/27............................................  GBP       1,600   2,177,614
Kroger Co. (The)
    3.850%, 08/01/23............................................               39      38,861
    7.500%, 04/01/31............................................               90     107,736
L Brands, Inc.
    6.694%, 01/15/27............................................              950     893,000

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                          (000)
UNITED STATES -- (Continued)
L3 Technologies, Inc.
    3.950%, 05/28/24............................................            29  $   28,562
Laboratory Corp. of America Holdings
    4.000%, 11/01/23............................................            45      45,132
Lam Research Corp.
    3.800%, 03/15/25............................................         1,000     985,838
Legg Mason, Inc.
    3.950%, 07/15/24............................................            55      53,923
    4.750%, 03/15/26............................................            23      23,159
Lennar Corp.
    4.750%, 05/30/25............................................         1,465   1,395,412
Liberty Mutual Group, Inc.
W   5.000%, 06/01/21............................................            78      79,988
    2.750%, 05/04/26............................................  EUR    1,700   2,040,691
Lockheed Martin Corp.
    2.900%, 03/01/25............................................           552     524,564
    3.550%, 01/15/26............................................            56      54,662
Loews Corp.
    2.625%, 05/15/23............................................            44      42,031
    3.750%, 04/01/26............................................           125     122,834
Lowe's Cos., Inc.
    3.120%, 04/15/22............................................             3       2,972
    3.375%, 09/15/25............................................            61      59,014
LYB International Finance II BV
    3.500%, 03/02/27............................................            35      31,953
LyondellBasell Industries NV
    5.750%, 04/15/24............................................         1,400   1,496,083
Macy's Retail Holdings, Inc.
#   3.625%, 06/01/24............................................           750     709,447
Magellan Midstream Partners L.P.
    4.250%, 02/01/21............................................            18      18,232
Marathon Petroleum Corp.
    3.625%, 09/15/24............................................            96      93,566
Marriott International, Inc.
#   2.875%, 03/01/21............................................            12      11,841
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19............................................             6       5,966
    3.500%, 06/03/24............................................            97      94,636
    3.500%, 03/10/25............................................           700     675,132
Mastercard, Inc.
    3.375%, 04/01/24............................................            21      20,794
Maxim Integrated Products, Inc.
    3.450%, 06/15/27............................................            69      64,191
McDonald's Corp.
    2.200%, 05/26/20............................................             9       8,867
    3.500%, 07/15/20............................................            57      57,285
    2.625%, 01/15/22............................................            22      21,398
    2.875%, 12/17/25............................................  EUR      600     758,928
    5.875%, 04/23/32............................................  GBP      750   1,259,973

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
McKesson Corp.
   3.796%, 03/15/24.........................................         51  $   50,136
   3.125%, 02/17/29......................................... GBP  2,170   2,729,890
Medtronic, Inc.
   3.125%, 03/15/22.........................................         13      12,834
   3.500%, 03/15/25.........................................         23      22,519
Merck & Co., Inc.
   2.750%, 02/10/25.........................................        136     128,979
Meritage Homes Corp.
   6.000%, 06/01/25.........................................      1,325   1,288,562
MetLife, Inc.
   3.600%, 04/10/24.........................................        189     187,771
   3.000%, 03/01/25.........................................      1,500   1,414,895
MGIC Investment Corp.
   5.750%, 08/15/23.........................................        500     512,500
MGM Resorts International
   7.750%, 03/15/22.........................................      1,100   1,181,125
   4.625%, 09/01/26.........................................        105      94,763
Microsoft Corp.
   3.125%, 11/03/25.........................................         36      34,883
   2.400%, 08/08/26.........................................        346     315,611
   3.300%, 02/06/27.........................................        288     279,290
Molson Coors Brewing Co.
   3.500%, 05/01/22.........................................         33      32,612
   1.250%, 07/15/24......................................... EUR  1,200   1,344,450
   3.000%, 07/15/26.........................................         87      77,465
Mondelez International, Inc.
   1.625%, 03/08/27......................................... EUR  1,500   1,710,719
Morgan Stanley
   5.500%, 07/28/21.........................................         10      10,475
   3.875%, 04/29/24.........................................        140     138,427
   3.875%, 01/27/26.........................................      1,095   1,060,917
   1.375%, 10/27/26......................................... EUR  2,550   2,809,464
Mosaic Co. (The)
   4.250%, 11/15/23.........................................         46      46,235
   4.050%, 11/15/27.........................................      1,000     949,150
Motorola Solutions, Inc.
   3.750%, 05/15/22.........................................         37      36,419
   3.500%, 03/01/23.........................................         37      35,886
MPLX L.P.
   4.125%, 03/01/27.........................................      1,189   1,134,477
   4.000%, 03/15/28.........................................      1,500   1,408,865
MUFG Americas Holdings Corp.
   3.500%, 06/18/22.........................................         64      63,497
Murphy Oil Corp.
   4.000%, 06/01/22.........................................      1,100   1,060,391
Mylan NV
   3.950%, 06/15/26.........................................        173     158,760
Mylan, Inc.
   4.200%, 11/29/23.........................................         52      50,706
Nasdaq, Inc.
   4.250%, 06/01/24.........................................         33      33,151

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
National Oilwell Varco, Inc.
   2.600%, 12/01/22...........................................       94  $   89,046
National Rural Utilities Cooperative Finance Corp.
   8.000%, 03/01/32...........................................       32      43,440
NetApp, Inc.
   3.250%, 12/15/22...........................................       13      12,655
   3.300%, 09/29/24...........................................    1,800   1,717,825
Newell Brands, Inc.
   4.000%, 06/15/22...........................................       76      75,268
Newfield Exploration Co.
   5.625%, 07/01/24...........................................      500     515,000
#  5.375%, 01/01/26...........................................      800     807,504
NextEra Energy Capital Holdings, Inc.
   4.500%, 06/01/21...........................................       10      10,193
   3.550%, 05/01/27...........................................      684     650,438
NextEra Energy Operating Partners L.P.
W  4.500%, 09/15/27...........................................      525     484,313
NIKE, Inc.
   2.375%, 11/01/26...........................................      328     294,669
NiSource, Inc.
   3.850%, 02/15/23...........................................       27      26,815
Noble Energy, Inc.
   4.150%, 12/15/21...........................................       20      20,145
   3.900%, 11/15/24...........................................       18      17,496
   3.850%, 01/15/28...........................................    1,000     917,012
Nordstrom, Inc.
   4.750%, 05/01/20...........................................       16      16,309
   4.000%, 10/15/21...........................................       11      11,076
   4.000%, 03/15/27...........................................      148     141,676
Norfolk Southern Corp.
   2.903%, 02/15/23...........................................       52      50,315
   2.900%, 06/15/26...........................................      526     486,967
Northrop Grumman Corp.
   3.250%, 08/01/23...........................................       12      11,743
Novartis Capital Corp.
   3.400%, 05/06/24...........................................       71      70,387
NuStar Logistics L.P.
#  5.625%, 04/28/27...........................................      730     698,063
Nuveen Finance LLC
W  4.125%, 11/01/24...........................................       32      32,021
Occidental Petroleum Corp.
   2.700%, 02/15/23...........................................        5       4,807
   3.400%, 04/15/26...........................................       85      82,433
   3.000%, 02/15/27...........................................    1,376   1,289,724
Ohio Power Co.
   5.375%, 10/01/21...........................................       27      28,442
Omnicom Group, Inc. /Omnicom Capital, Inc.
   3.650%, 11/01/24...........................................    2,038   1,962,925
ONE Gas, Inc.
   2.070%, 02/01/19...........................................        6       5,986

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES --(Continued)
ONEOK, Inc.
   4.000%, 07/13/27.........................................         77  $   73,827
Oracle Corp.
   2.500%, 10/15/22.........................................         22      21,171
   2.950%, 05/15/25.........................................        325     308,290
   2.650%, 07/15/26.........................................      5,078   4,644,676
   3.250%, 11/15/27.........................................      2,056   1,944,746
O'Reilly Automotive, Inc.
   3.800%, 09/01/22.........................................          8       8,016
   3.600%, 09/01/27.........................................      2,200   2,056,765
Pacific Gas & Electric Co.
   3.850%, 11/15/23.........................................         37      36,112
   3.750%, 02/15/24.........................................         76      73,446
   3.500%, 06/15/25.........................................        700     651,979
Packaging Corp. of America
   4.500%, 11/01/23.........................................         45      46,166
Parker-Hannifin Corp.
   3.300%, 11/21/24.........................................         71      69,485
PepsiCo, Inc.
   2.150%, 10/14/20.........................................         75      73,707
   2.750%, 03/05/22.........................................         33      32,343
   2.750%, 03/01/23.........................................         52      50,485
   3.500%, 07/17/25.........................................         75      74,012
   0.875%, 07/18/28......................................... EUR  1,500   1,625,564
Perrigo Finance Unlimited Co.
   4.375%, 03/15/26.........................................        500     483,085
Pfizer, Inc.
   3.000%, 06/15/23.........................................         22      21,594
   3.400%, 05/15/24.........................................         75      74,511
   3.000%, 12/15/26.........................................        492     465,948
   3.600%, 09/15/28.........................................      3,000   2,925,646
Philip Morris International, Inc.
   3.250%, 11/10/24.........................................         68      65,972
Phillips 66
   4.300%, 04/01/22.........................................         49      50,010
Phillips 66 Partners L.P.
   3.550%, 10/01/26.........................................        752     702,492
Plains All American Pipeline L.P. / PAA Finance Corp.
   4.650%, 10/15/25.........................................        800     789,191
PNC Financial Services Group, Inc. (The)
   4.375%, 08/11/20.........................................          3       3,049
   3.300%, 03/08/22.........................................          9       8,912
   3.150%, 05/19/27.........................................      1,000     937,581
PolyOne Corp.
   5.250%, 03/15/23.........................................      1,170   1,170,690
PPG Industries, Inc.
#  3.750%, 03/15/28.........................................        750     710,975
PPL Capital Funding, Inc.
   3.400%, 06/01/23.........................................         57      55,867
Praxair, Inc.
   2.200%, 08/15/22.........................................          9       8,619

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
Precision Castparts Corp.
   2.500%, 01/15/23.........................................         91  $   87,416
   3.250%, 06/15/25.........................................        362     347,868
Principal Financial Group, Inc.
   3.125%, 05/15/23.........................................         52      50,594
   3.100%, 11/15/26.........................................         53      48,597
Procter & Gamble Co. (The)
   1.850%, 02/02/21.........................................         18      17,521
   2.450%, 11/03/26.........................................         13      11,856
   2.850%, 08/11/27.........................................        150     140,145
   1.800%, 05/03/29......................................... GBP  6,100   7,564,873
Progress Energy, Inc.
   4.875%, 12/01/19.........................................          6       6,117
   4.400%, 01/15/21.........................................         27      27,462
   7.750%, 03/01/31.........................................        500     646,906
   7.000%, 10/30/31.........................................        630     779,453
Progressive Corp.
   2.450%, 01/15/27.........................................        500     449,990
Progressive Corp. (The)
   3.750%, 08/23/21.........................................         51      51,433
Prudential Financial, Inc.
   4.500%, 11/15/20.........................................          4       4,095
#  3.500%, 05/15/24.........................................      1,712   1,701,198
PSEG Power LLC
   2.450%, 11/15/18.........................................          6       5,999
   5.125%, 04/15/20.........................................         26      26,590
   4.300%, 11/15/23.........................................         68      68,499
Puget Energy, Inc.
   6.000%, 09/01/21.........................................         92      97,344
PulteGroup, Inc.
   4.250%, 03/01/21.........................................        500     498,800
#  5.000%, 01/15/27.........................................      1,000     925,000
QEP Resources, Inc.
   5.375%, 10/01/22.........................................        750     738,750
#  5.625%, 03/01/26.........................................        500     470,625
QUALCOMM, Inc.
   3.450%, 05/20/25.........................................      1,631   1,565,375
Quest Diagnostics, Inc.
   3.500%, 03/30/25.........................................          4       3,817
Radian Group, Inc.
   7.000%, 03/15/21.........................................         96     101,400
   4.500%, 10/01/24.........................................      1,200   1,155,000
Range Resources Corp.
#  4.875%, 05/15/25.........................................        805     746,638
Raytheon Co.
   3.125%, 10/15/20.........................................         47      46,976
   2.500%, 12/15/22.........................................         16      15,432
Reinsurance Group of America, Inc.
   5.000%, 06/01/21.........................................         11      11,379
   4.700%, 09/15/23.........................................         45      46,231
   3.950%, 09/15/26.........................................        111     106,672
Republic Services, Inc.
   5.500%, 09/15/19.........................................          2       2,041

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
   3.550%, 06/01/22.........................................         52  $   51,830
Reynolds American, Inc.
   6.875%, 05/01/20.........................................         47      49,311
Rockwell Automation, Inc.
   2.875%, 03/01/25.........................................         67      63,075
Roper Technologies, Inc.
   3.000%, 12/15/20.........................................         15      14,859
Royal Caribbean Cruises, Ltd.
   3.700%, 03/15/28.........................................      1,000     917,677
Ryder System, Inc.
   2.450%, 09/03/19.........................................          1         994
SCANA Corp.
   4.125%, 02/01/22.........................................         23      22,684
Sealed Air Corp.
W  4.875%, 12/01/22.........................................      1,180   1,168,200
Sempra Energy
   4.050%, 12/01/23.........................................         49      49,057
   3.550%, 06/15/24.........................................         76      74,124
Sherwin-Williams Co. (The)
   3.450%, 08/01/25.........................................         53      50,421
Southern Co. (The)
   3.250%, 07/01/26.........................................        556     515,607
Southern Power Co.
   4.150%, 12/01/25.........................................      1,017     995,062
   1.850%, 06/20/26......................................... EUR  1,200   1,384,927
Southwest Airlines Co.
   2.650%, 11/05/20.........................................         60      59,272
   3.000%, 11/15/26.........................................        107      97,925
Spirit AeroSystems, Inc.
   4.600%, 06/15/28.........................................      2,000   1,961,105
StanCorp Financial Group, Inc.
   5.000%, 08/15/22.........................................         37      38,077
Starbucks Corp.
   3.850%, 10/01/23.........................................         14      14,076
State Street Corp.
   1.950%, 05/19/21.........................................         28      27,028
   3.300%, 12/16/24.........................................        163     158,216
   3.550%, 08/18/25.........................................         96      93,785
Stryker Corp.
   2.625%, 03/15/21.........................................         10       9,817
   3.375%, 05/15/24.........................................          6       5,868
   3.375%, 11/01/25.........................................        109     103,544
SunTrust Banks, Inc.
   2.900%, 03/03/21.........................................         40      39,412
Sysco Corp.
   2.600%, 10/01/20.........................................         35      34,499
   3.300%, 07/15/26.........................................         23      21,526
Tapestry, Inc.
   4.250%, 04/01/25.........................................      1,196   1,173,368
Target Corp.
   2.900%, 01/15/22.........................................         42      41,511
   2.500%, 04/15/26.........................................         52      47,556

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
TD Ameritrade Holding Corp.
   5.600%, 12/01/19.........................................          2  $    2,052
   2.950%, 04/01/22.........................................         21      20,523
   3.625%, 04/01/25.........................................         86      83,664
Texas Instruments, Inc.
   2.250%, 05/01/23.........................................          8       7,577
Thermo Fisher Scientific, Inc.
   2.000%, 04/15/25......................................... EUR  1,000   1,180,842
   1.450%, 03/16/27......................................... EUR  1,000   1,115,208
TJX Cos., Inc. (The)
   2.250%, 09/15/26.........................................        600     535,442
T-Mobile USA, Inc.
   4.000%, 04/15/22.........................................        800     790,000
Toll Brothers Finance Corp.
   4.875%, 03/15/27.........................................        500     461,250
   4.350%, 02/15/28.........................................        800     707,000
Total System Services, Inc.
   4.800%, 04/01/26.........................................         69      70,283
Toyota Motor Credit Corp.
   3.300%, 01/12/22.........................................         30      29,945
   2.625%, 01/10/23.........................................         75      72,391
   3.400%, 04/14/25.........................................      3,000   2,936,174
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
   5.875%, 06/15/24.........................................      1,300   1,215,500
Tyson Foods, Inc.
   4.500%, 06/15/22.........................................         65      66,465
Under Armour, Inc.
#  3.250%, 06/15/26.........................................      1,250   1,100,034
Union Pacific Corp.
   2.250%, 02/15/19.........................................          4       3,997
   2.750%, 04/15/23.........................................          7       6,734
   3.250%, 01/15/25.........................................        111     106,893
United Continental Holdings, Inc.
#  4.250%, 10/01/22.........................................      1,400   1,373,750
United Technologies Corp.
   3.100%, 06/01/22.........................................          2       1,963
   7.500%, 09/15/29.........................................          7       8,782
UnitedHealth Group, Inc.
   2.750%, 02/15/23.........................................        101      97,587
   2.875%, 03/15/23.........................................         67      65,064
   3.750%, 07/15/25.........................................        137     135,691
Unum Group
   4.000%, 03/15/24.........................................        734     723,373
   3.875%, 11/05/25.........................................         23      21,943
US Bancorp
   2.350%, 01/29/21.........................................          9       8,808
Valero Energy Corp.
   3.400%, 09/15/26.........................................      1,046     967,064
VeriSign, Inc.
   5.250%, 04/01/25.........................................      1,557   1,553,107
Verizon Communications, Inc.
   3.500%, 11/01/24.........................................         14      13,693

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
   3.376%, 02/15/25.........................................        194  $  187,319
   2.625%, 08/15/26.........................................         24      21,531
   1.375%, 10/27/26......................................... EUR  1,500   1,675,020
Viacom, Inc.
   2.750%, 12/15/19.........................................          3       2,974
   4.500%, 03/01/21.........................................         22      22,339
   4.250%, 09/01/23.........................................          7       6,990
#  3.875%, 04/01/24.........................................         57      55,483
Visa, Inc.
   3.150%, 12/14/25.........................................        170     163,460
Walgreen Co.
   3.100%, 09/15/22.........................................         80      77,863
Walgreens Boots Alliance, Inc.
   3.300%, 11/18/21.........................................        150     148,244
   3.450%, 06/01/26.........................................         35      32,374
   2.125%, 11/20/26......................................... EUR  1,700   1,972,241
Wallmart, Inc.
   3.300%, 04/22/24.........................................         78      77,453
   2.550%, 04/08/26......................................... EUR  1,300   1,638,221
   4.875%, 09/21/29......................................... EUR  1,300   1,999,693
Walmart, Inc.
   5.750%, 12/19/30......................................... GBP  2,000   3,491,931
Walt Disney Co. (The)
   3.150%, 09/17/25.........................................         75      72,309
Warner Media LLC
   4.750%, 03/29/21.........................................         13      13,341
   4.000%, 01/15/22.........................................         13      13,094
   3.550%, 06/01/24.........................................         52      50,305
   3.600%, 07/15/25.........................................        998     944,542
   3.800%, 02/15/27.........................................        653     611,371
Waste Management, Inc.
   4.600%, 03/01/21.........................................         21      21,519
   3.500%, 05/15/24.........................................         58      56,672
   3.125%, 03/01/25.........................................         40      38,341
WEC Energy Group, Inc.
   2.450%, 06/15/20.........................................         19      18,733
   3.550%, 06/15/25.........................................         52      50,969
Wells Fargo & Co.
   2.600%, 07/22/20.........................................          3       2,961
   3.500%, 03/08/22.........................................        102     101,000
   3.000%, 02/19/25.........................................        190     177,788
   3.000%, 04/22/26.........................................         32      29,494
   2.000%, 04/27/26......................................... EUR    800     935,716
   1.375%, 10/26/26......................................... EUR    500     556,818
Western Digital Corp.
   4.750%, 02/15/26.........................................      1,195   1,103,881
Western Gas Partners L.P.
   4.000%, 07/01/22.........................................        700     694,076
Western Union Co. (The)
   5.253%, 04/01/20.........................................         27      27,582
WestRock MWV LLC
   8.200%, 01/15/30.........................................        180     229,805
Whirlpool Corp.
   4.700%, 06/01/22.........................................         22      22,558

                                                                FACE
                                                               AMOUNT^    VALUE+
                                                               ------- ------------
                                                                (000)
UNITED STATES -- (Continued)
   3.700%, 05/01/25.......................................        145  $    138,455
Williams Cos., Inc. (The)
   7.875%, 09/01/21.......................................        498       548,369
   3.700%, 01/15/23.......................................        100        98,134
   4.000%, 09/15/25.......................................        136       131,462
   3.750%, 06/15/27.......................................         16        14,899
Wisconsin Electric Power Co.
   3.100%, 06/01/25.......................................         37        35,149
Wm Wrigley Jr Co.
W  2.900%, 10/21/19.......................................          2         1,995
WR Grace & Co-Conn
W  5.125%, 10/01/21.......................................      1,010     1,017,575
Wyndham Destinations, Inc.
   3.900%, 03/01/23.......................................      1,088     1,006,400
Xerox Corp.
   4.070%, 03/17/22.......................................         13        12,402
   3.800%, 05/15/24.......................................         50        44,243
Xilinx, Inc.
   3.000%, 03/15/21.......................................         11        10,861
ZF North America Capital, Inc.
W  4.500%, 04/29/22.......................................        870       871,417
Zimmer Biomet Holdings, Inc.
   3.550%, 04/01/25.......................................        731       689,609
Zoetis, Inc.
   3.000%, 09/12/27.......................................         62        56,512
                                                                       ------------
TOTAL UNITED STATES                                                     278,195,174
                                                                       ------------
TOTAL BONDS                                                             559,693,288
                                                                       ------------
AGENCY OBLIGATIONS -- (2.0%)
Federal Farm Credit Bank
   5.320%, 09/03/19.......................................         74        75,612
   4.670%, 05/07/20.......................................         19        19,515
   5.350%, 08/07/20.......................................         23        23,964
   3.650%, 12/21/20.......................................        152       154,142
   5.250%, 03/02/21.......................................         21        22,067
   5.220%, 02/22/22.......................................         17        18,175
   5.210%, 12/19/22.......................................         73        79,101
   4.800%, 02/13/23.......................................          7         7,483
   5.250%, 03/06/23.......................................         21        22,850
   5.220%, 05/15/23.......................................        166       180,936
   2.630%, 08/03/26.......................................         67        63,513
   5.770%, 01/05/27.......................................         22        25,647
Federal Home Loan Bank
   1.875%, 03/08/19.......................................        195       194,638
   5.375%, 05/15/19.......................................        195       197,951
   1.625%, 06/14/19.......................................        185       183,904
   3.000%, 03/18/20.......................................         65        65,140
   3.375%, 06/12/20.......................................        100       100,778
   2.875%, 09/11/20.......................................         50        49,936
   4.625%, 09/11/20.......................................         90        92,714
   3.125%, 12/11/20.......................................         20        20,082
   5.250%, 12/11/20.......................................         25        26,157
   5.000%, 03/12/21.......................................         20        20,944

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
   3.625%, 06/11/21.............................................     35  $   35,566
   5.625%, 06/11/21.............................................    130     138,483
   2.375%, 09/10/21.............................................    135     132,678
   3.000%, 09/10/21.............................................    110     109,938
   5.000%, 12/10/21.............................................    155     164,324
   2.250%, 03/11/22.............................................     35      34,129
   2.500%, 03/11/22.............................................     40      39,366
   5.250%, 06/10/22.............................................     30      32,267
   5.750%, 06/10/22.............................................     65      71,022
   2.000%, 09/09/22.............................................     55      52,919
   5.375%, 09/30/22.............................................    220     238,483
   5.250%, 12/09/22.............................................     50      54,198
   4.750%, 03/10/23.............................................    170     181,502
   3.250%, 06/09/23.............................................    120     120,780
   2.500%, 12/08/23.............................................    115     111,801
   2.875%, 06/14/24.............................................     55      54,238
   5.375%, 08/15/24.............................................     65      72,512
   2.750%, 12/13/24.............................................    880     856,849
   4.375%, 03/13/26.............................................     70      74,508
   5.750%, 06/12/26.............................................    140     162,557
Federal Home Loan Mortgage Corp.
   6.750%, 09/15/29.............................................    216     280,277
   6.750%, 03/15/31.............................................    260     344,201
   6.250%, 07/15/32.............................................    243     314,914
Federal National Mortgage Association
   1.500%, 06/22/20.............................................     53      51,849
   1.250%, 05/06/21.............................................     58      55,651
   2.125%, 04/24/26.............................................    730     675,932
   1.875%, 09/24/26.............................................  1,171   1,058,335
   6.250%, 05/15/29.............................................    616     768,165

                                                                FACE
                                                               AMOUNT^    VALUE+
                                                               ------- ------------
                                                                (000)
   7.125%, 01/15/30...........................................     75  $    100,380
   7.250%, 05/15/30...........................................    249       337,774
   6.625%, 11/15/30...........................................  1,288     1,680,385
Tennessee Valley Authority
   2.875%, 09/15/24...........................................    646       634,774
   6.750%, 11/01/25...........................................    296       359,338
   2.875%, 02/01/27...........................................    196       188,041
   7.125%, 05/01/30...........................................    498       665,787
                                                                       ------------
TOTAL AGENCY OBLIGATIONS                                                 11,899,172
                                                                       ------------
U.S. TREASURY OBLIGATIONS -- (0.2%)
U.S. Treasury Bonds
   5.250%, 11/15/28...........................................    426       501,862
   6.250%, 05/15/30...........................................    300       389,264
U.S. Treasury Notes
   2.250%, 11/15/24...........................................      0            96
                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS                                             891,222
                                                                       ------------
TOTAL INVESTMENT
   SECURITIES.................................................          572,483,682
                                                                       ------------

                                                              SHARES
                                                             ---------
SECURITIES LENDING COLLATERAL -- (2.1%)
@(S)  DFA Short Term Investment Fund........................ 1,050,030   12,148,842
                                                                       ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $616,660,151)......................................           $584,632,524
                                                                       ============

As of October 31, 2018, DFA Global Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                 UNREALIZED
                                                                                  FOREIGN
                                                                                  EXCHANGE
                                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ------------------ ---------------------------- ---------- --------------
USD    78,503,457   EUR     67,150,669 Citibank, N.A.                12/06/18    $2,237,209
USD    73,517,338   EUR     63,116,150 Citibank, N.A.                12/07/18     1,825,125
USD     5,209,225   AUD      7,245,644 State Street Bank and Trust   12/13/18        75,952
USD     1,786,621   EUR      1,531,623 Citibank, N.A.                01/08/19        40,819
USD     1,792,693   EUR      1,536,939 Citibank, N.A.                01/08/19        40,832
USD     2,062,727   EUR      1,780,382 Citibank, N.A.                01/08/19        33,379
USD     4,343,004   EUR      3,741,103 State Street Bank and Trust   01/08/19        78,752
USD     1,147,056   GBP        868,078 Citibank, N.A.                01/11/19        33,272
USD     2,315,484   GBP      1,769,457 Citibank, N.A.                01/11/19        45,187
USD    37,288,649   JPY  4,145,814,279 Citibank, N.A.                01/15/19       303,731
USD    13,699,749   CAD     17,740,826 State Street Bank and Trust   01/16/19       201,873
USD     5,063,195   DKK     32,663,140 Citibank, N.A.                01/18/19        66,436
USD     8,823,826   SEK     78,875,444 Citibank, N.A.                01/18/19       138,533

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                                              UNREALIZED
                                                                                FOREIGN
                                                                               EXCHANGE
                                                                  SETTLEMENT APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD         COUNTERPARTY             DATE    (DEPRECIATION)
------------------   --------------- ---------------------------- ---------- --------------
USD     81,744,235   GBP  62,439,397 Citibank, N.A.                01/18/19   $1,604,022
USD     43,696,231   EUR  37,699,926 State Street Bank and Trust   01/22/19      672,631
USD      1,676,333   NOK  13,833,896 Citibank, N.A.                01/23/19       28,857
                                                                              -----------
TOTAL APPRECIATION                                                            $7,426,610
EUR        330,377   USD     390,168 Citibank, N.A.                12/06/18    $(14,943)
USD        889,304   GBP     697,100 Citibank, N.A.                01/11/19      (5,108)
                                                                              -----------
TOTAL (DEPRECIATION)                                                           $(20,051)
                                                                              -----------
TOTAL APPRECIATION
  (DEPRECIATION)                                                              $7,406,559
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------
                                         LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                         ------- ------------ ------- ------------
Bonds
   Australia............................   --    $ 14,964,564   --    $ 14,964,564
   Belgium..............................   --       1,993,586   --       1,993,586
   Canada...............................   --      26,521,875   --      26,521,875
   Denmark..............................   --       7,388,902   --       7,388,902
   Finland..............................   --       6,281,115   --       6,281,115
   France...............................   --      39,202,007   --      39,202,007
   Germany..............................   --      17,719,238   --      17,719,238
   Ireland..............................   --          10,801   --          10,801
   Italy................................   --       5,595,166   --       5,595,166
   Japan................................   --       3,889,626   --       3,889,626
   Luxembourg...........................   --      18,411,787   --      18,411,787
   Netherlands..........................   --      45,004,713   --      45,004,713
   Norway...............................   --       1,702,414   --       1,702,414
   Spain................................   --       2,916,738   --       2,916,738
   Supranational Organization
     Obligations........................   --      25,696,884   --      25,696,884
   Sweden...............................   --      10,013,911   --      10,013,911
   Switzerland..........................   --       3,684,466   --       3,684,466
   United Kingdom.......................   --      50,500,318   --      50,500,318
   United States........................   --     278,195,177   --     278,195,177
Agency Obligations......................   --      11,899,172   --      11,899,172
U.S. Treasury Obligations...............   --         891,222   --         891,222
Securities Lending Collateral...........   --      12,148,842   --      12,148,842
Forward Currency Contracts**............   --       7,406,559   --       7,406,559
                                           --    ------------   --    ------------
TOTAL...................................   --    $592,039,083   --    $592,039,083
                                           ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        DFA INVESTMENT GRADE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                  FACE
                                                                 AMOUNT^    VALUE+
                                                                 ------- ------------
                                                                  (000)
BONDS -- (53.9%)
AUSTRALIA -- (1.6%)
ANZ New Zealand International Ltd.
W  3.450%, 07/17/27...........................................    6,000  $  5,665,513
Australia & New Zealand Banking Group, Ltd.
   3.700%, 11/16/25...........................................    6,110     6,008,736
BHP Billiton Finance USA, Ltd.
#  2.875%, 02/24/22...........................................    1,077     1,060,219
Commonwealth Bank of Australia
   2.300%, 09/06/19...........................................      558       554,450
   5.000%, 03/19/20...........................................      784       802,214
   2.400%, 11/02/20...........................................    3,605     3,531,176
W  2.850%, 05/18/26...........................................   22,784    20,905,459
W  3.150%, 09/19/27...........................................      890       824,986
Macquarie Bank, Ltd.
#W 3.900%, 01/15/26...........................................   24,711    24,031,041
National Australia Bank, Ltd.
   2.250%, 07/01/19...........................................    1,849     1,840,404
   3.375%, 01/14/26...........................................    3,000     2,856,308
#W 3.500%, 01/10/27...........................................   29,999    28,654,486
Westpac Banking Corp.
   4.875%, 11/19/19...........................................    3,878     3,947,253
   2.850%, 05/13/26...........................................    8,933     8,208,692
#  2.700%, 08/19/26...........................................    5,052     4,575,631
   3.350%, 03/08/27...........................................   27,267    25,739,076
                                                                         ------------
   TOTAL AUSTRALIA............................................            139,205,644
                                                                         ------------
BELGIUM -- (0.3%)
Anheuser-Busch InBev Finance, Inc.
   3.650%, 02/01/26...........................................   15,100    14,331,102
Anheuser-Busch InBev Worldwide, Inc.
#  4.000%, 04/13/28...........................................   14,000    13,427,816
Solvay Finance America LLC
W  4.450%, 12/03/25...........................................      865       865,162
                                                                         ------------
   TOTAL BELGIUM..............................................             28,624,080
                                                                         ------------
CANADA -- (1.2%)
Alimentation Couche-Tard, Inc.
W  3.550%, 07/26/27...........................................    2,780     2,570,254
Bank of Montreal
   2.375%, 01/25/19...........................................       32        31,977
Bank of Nova Scotia (The)
   4.375%, 01/13/21...........................................    2,092     2,137,040

                                                                  FACE
                                                                 AMOUNT^    VALUE+
                                                                 ------- ------------
                                                                  (000)
CANADA -- (Continued)
Canadian Natural Resources, Ltd.
#  3.850%, 06/01/27.........................................      3,898  $  3,700,790
Canadian Pacific Railway Co.
   2.900%, 02/01/25.........................................      3,024     2,846,420
   3.700%, 02/01/26.........................................      4,880     4,732,075
Enbridge, Inc.
   4.000%, 10/01/23.........................................      2,898     2,893,747
#  3.500%, 06/10/24.........................................      1,280     1,235,461
#  3.700%, 07/15/27.........................................      1,000       939,790
Goldcorp, Inc.
   3.625%, 06/09/21.........................................      3,975     3,951,404
ITC Holdings Corp.
   3.650%, 06/15/24.........................................      9,714     9,498,681
Nutrien, Ltd.
   3.625%, 03/15/24.........................................      3,460     3,339,144
   3.000%, 04/01/25.........................................      3,460     3,180,825
Province of British Columbia Canada
#  6.500%, 01/15/26.........................................      7,918     9,324,783
Province of Ontario Canada
   3.150%, 06/02/22......................................... CAD 19,927    15,331,431
Rogers Communications, Inc.
   3.000%, 03/15/23.........................................      1,765     1,711,101
Spectra Energy Partners L.P.
   4.750%, 03/15/24.........................................      1,915     1,944,073
Suncor Energy, Inc.
   3.600%, 12/01/24.........................................      7,406     7,273,259
Thomson Reuters Corp.
   4.300%, 11/23/23.........................................      5,120     5,164,121
   3.850%, 09/29/24.........................................        203       196,423
Toronto-Dominion Bank (The)
   2.125%, 07/02/19.........................................      3,660     3,641,489
   2.125%, 04/07/21.........................................      7,407     7,198,641
   1.994%, 03/23/22......................................... CAD  4,942     3,624,784
Toyota Credit Canada, Inc.
   2.020%, 02/28/22......................................... CAD  4,942     3,613,071
TransCanada PipeLines, Ltd.
   3.800%, 10/01/20.........................................        780       786,221
#  2.500%, 08/01/22.........................................      1,050     1,003,470
   4.875%, 01/15/26.........................................      5,560     5,730,007
                                                                         ------------
   TOTAL CANADA.............................................              107,600,482
                                                                         ------------
DENMARK -- (0.4%)
Danske Bank A.S.
W  2.750%, 09/17/20.........................................      1,058     1,038,751
W  2.800%, 03/10/21.........................................      6,530     6,354,675
W  4.375%, 06/12/28.........................................      2,000     1,900,374

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
DENMARK -- (Continued)
Kommunekredit
   0.000%, 09/08/22......................................... EUR 21,894  $24,763,380
                                                                         -----------
TOTAL DENMARK...............................................              34,057,180
                                                                         -----------
FRANCE -- (0.7%)
Airbus SE
W  3.150%, 04/10/27.........................................      7,500    7,098,046
BNP Paribas SA
   2.450%, 03/17/19.........................................        592      591,005
#  3.250%, 03/03/23.........................................      1,920    1,876,659
BPCE SA
   4.000%, 04/15/24.........................................     10,914   10,903,632
Credit Agricole SA
W  2.750%, 06/10/20.........................................      1,125    1,112,411
   3.875%, 04/15/24.........................................      8,591    8,529,333
Electricite de France SA
W  3.625%, 10/13/25.........................................      3,460    3,303,976
Pernod Ricard SA
W  4.450%, 01/15/22.........................................      6,474    6,595,267
#W 3.250%, 06/08/26.........................................     14,827   14,027,889
Total Capital International SA
   2.100%, 06/19/19.........................................      2,226    2,215,555
   3.750%, 04/10/24.........................................      9,600    9,630,974
                                                                         -----------
TOTAL FRANCE................................................              65,884,747
                                                                         -----------
GERMANY -- (0.9%)
Bayer U.S. Finance II LLC
W  1.850%, 11/15/18.........................................      2,925    2,923,887
W  5.500%, 08/15/25.........................................      2,240    2,346,873
Bayer U.S. Finance LLC
W  2.375%, 10/08/19.........................................      4,739    4,701,458
W  3.375%, 10/08/24.........................................     12,544   11,908,789
BMW US Capital LLC
#W 2.800%, 04/11/26.........................................     18,030   16,537,333
W  3.300%, 04/06/27.........................................      4,942    4,630,481
Daimler Finance North
America LLC
W  3.250%, 08/01/24.........................................      2,072    1,985,848
   8.500%, 01/18/31.........................................     10,896   14,860,509
Deutsche Bank AG
   2.500%, 02/13/19.........................................      2,405    2,399,334
   2.500%, 02/13/19.........................................      1,058    1,055,516
   2.950%, 08/20/20.........................................        136      133,279
   3.125%, 01/13/21.........................................      1,977    1,931,671
   3.700%, 05/30/24.........................................      9,641    8,995,898
Siemens Financieringsmaatschappij NV
W  6.125%, 08/17/26.........................................      3,821    4,362,278

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
GERMANY -- (Continued)
Volkswagen Group of America Finance LLC
W  2.400%, 05/22/20.........................................        699  $   686,159
                                                                         -----------
TOTAL GERMANY                                                             79,459,313
                                                                         -----------
IRELAND -- (0.1%)
CRH America Finance, Inc.
W  3.950%, 04/04/28.........................................      1,520    1,438,571
Iberdrola Finance Ireland DAC
W  5.000%, 09/11/19.........................................        713      723,795
Johnson Controls International P.L.C.
   3.625%, 07/02/24.........................................        983      965,259
Perrigo Finance Un, Ltd. Co.
   3.500%, 03/15/21.........................................        843      832,369
Perrigo Finance Unlimited Co.
#  3.500%, 12/15/21.........................................      1,594    1,558,439
                                                                         -----------
TOTAL IRELAND                                                              5,518,433
                                                                         -----------
ITALY -- (0.1%)
Enel Finance International NV
W  3.500%, 04/06/28.........................................      2,800    2,353,309
W  4.875%, 06/14/29.........................................     10,000    9,352,307
                                                                         -----------
TOTAL ITALY                                                               11,705,616
                                                                         -----------
JAPAN -- (1.1%)
American Honda Finance
Corp.
   2.300%, 09/09/26.........................................     11,110    9,869,542
Beam Suntory, Inc.
   3.250%, 06/15/23.........................................      1,743    1,683,100
Japan Finance Organization for Municipalities
   2.125%, 03/06/19.........................................        528      526,611
Mitsubishi UFJ Financial Group, Inc.
   3.850%, 03/01/26.........................................     12,000   11,727,693
   3.677%, 02/22/27.........................................      4,465    4,306,592
Mizuho Financial Group, Inc.
W  2.632%, 04/12/21.........................................      2,000    1,952,671
   2.839%, 09/13/26.........................................     18,000   16,305,926
MUFG Bank, Ltd.
   3.250%, 09/08/24.........................................      3,237    3,122,285
Nissan Motor Acceptance Corp.
W  2.125%, 03/03/20.........................................      1,680    1,650,639
Nomura Holdings, Inc.
#  6.700%, 03/04/20.........................................      1,394    1,453,486
Sumitomo Mitsui Banking Corp.
   3.950%, 07/19/23.........................................      5,931    5,964,125

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CONTINUED

                                                                      FACE
                                                                     AMOUNT^    VALUE+
                                                                     ------- ------------
                                                                      (000)
JAPAN -- (Continued)
Sumitomo Mitsui Financial Group, Inc.
    3.784%, 03/09/26............................................      4,942  $  4,812,589
Toyota Motor Credit Corp.
    2.100%, 01/17/19............................................        892       891,295
    3.200%, 01/11/27............................................     26,976    25,578,046
    3.050%, 01/11/28............................................     11,550    10,733,363
                                                                             ------------
TOTAL JAPAN                                                                   100,577,963
                                                                             ------------
LUXEMBOURG -- (0.4%)
Allergan Funding SCS
    3.450%, 03/15/22............................................     12,881    12,669,670
European Financial Stability Facility
    0.000%, 11/17/22............................................ EUR 19,769    22,416,667
                                                                             ------------
TOTAL LUXEMBOURG                                                               35,086,337
                                                                             ------------
NETHERLANDS -- (1.4%)
Ahold Finance USA LLC
    6.875%, 05/01/29............................................        704       810,691
Cooperatieve Rabobank UA
    3.875%, 02/08/22............................................      4,090     4,112,127
#   3.375%, 05/21/25............................................     17,522    16,968,809
Heineken NV
W   2.750%, 04/01/23............................................      2,219     2,149,396
ING Bank NV
W   2.050%, 08/15/21............................................      5,000     4,782,989
ING Groep NV
#   3.950%, 03/29/27............................................     10,000     9,478,417
Shell International Finance BV
    2.250%, 11/10/20............................................      4,646     4,561,536
    3.400%, 08/12/23............................................     10,559    10,507,941
    3.250%, 05/11/25............................................     31,117    29,996,005
    2.875%, 05/10/26............................................     29,810    27,863,279
    2.500%, 09/12/26............................................     11,169    10,140,535
                                                                             ------------
TOTAL NETHERLANDS                                                             121,371,725
                                                                             ------------
NORWAY -- (0.1%)
Equinor ASA
#   2.650%, 01/15/24............................................      6,950     6,628,751
Statoil ASA
    2.450%, 01/17/23............................................      3,586     3,444,842
                                                                             ------------
TOTAL NORWAY                                                                   10,073,593
                                                                             ------------
SPAIN -- (0.7%)
Banco Santander SA
    3.800%, 02/23/28............................................      7,000     6,220,370
Santander Holdings USA, Inc.
    4.500%, 07/17/25............................................     17,590    17,202,852
    4.400%, 07/13/27............................................      2,000     1,866,961
Santander UK P.L.C.
#   4.000%, 03/13/24............................................      8,788     8,743,167

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
SPAIN -- (Continued)
Telefonica Emisiones SAU
     5.462%, 02/16/21............................................         829 $   861,339
     4.570%, 04/27/23............................................       7,532   7,696,558
Telefonica Europe BV
#    8.250%, 09/15/30............................................      13,567  17,129,229
                                                                              -----------
TOTAL SPAIN                                                                    59,720,476
                                                                              -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (0.0%)
Inter-American Development Bank
     6.750%, 07/15/27............................................       1,942   2,366,162
                                                                              -----------
SWEDEN -- (1.1%)
Kommuninvest I Sverige AB
     0.250%, 06/01/22............................................ SEK 296,540  32,262,835
Svensk Exportkredit AB
     1.875%, 06/17/19............................................       1,164   1,157,613
Svenska Handelsbanken AB
     2.500%, 01/25/19............................................         578     577,665
     0.250%, 02/28/22............................................ EUR   9,390  10,639,426
Sweden Government Bond
     3.500%, 06/01/22............................................ SEK 419,105  51,782,228
                                                                              -----------
TOTAL SWEDEN                                                                   96,419,767
                                                                              -----------
SWITZERLAND -- (0.8%)
ABB Finance USA, Inc.
     2.875%, 05/08/22............................................       3,884   3,798,540
Credit Suisse AG
     2.300%, 05/28/19............................................         162     161,476
     3.000%, 10/29/21............................................       3,011   2,964,085
     3.625%, 09/09/24............................................      16,929  16,584,234
Novartis Capital Corp.
     3.100%, 05/17/27............................................      10,983  10,411,399
Roche Holdings, Inc.
W    2.625%, 05/15/26............................................       1,000     922,823
#W   2.375%, 01/28/27............................................      14,000  12,565,078
UBS AG
     2.375%, 08/14/19............................................         148     147,181
UBS Group Funding Switzerland AG
W    4.125%, 09/24/25............................................      20,990  20,652,305
                                                                              -----------
TOTAL SWITZERLAND                                                              68,207,121
                                                                              -----------
UNITED KINGDOM -- (2.3%)
Aon P.L.C.
     4.000%, 11/27/23............................................       4,000   4,022,038
AstraZeneca P.L.C.
     2.375%, 11/16/20............................................       2,916   2,862,737
     3.375%, 11/16/25............................................       8,259   7,846,924
Barclays P.L.C.
     2.750%, 11/08/19............................................         626     621,632
     3.650%, 03/16/25............................................      14,330  13,328,548

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CONTINUED

                                                                    FACE
                                                                   AMOUNT^    VALUE+
                                                                   ------- ------------
                                                                    (000)
UNITED KINGDOM -- (Continued)
    4.375%, 01/12/26............................................    9,970  $  9,554,819
BP Capital Markets P.L.C.
    3.245%, 5/06/22.............................................    2,848     2,819,749
    3.535%, 11/04/24............................................    2,240     2,205,627
    3.119%, 05/04/26............................................    5,915     5,566,421
    3.017%, 01/16/27............................................   11,773    10,898,683
GlaxoSmithKline Capital, Inc.
#   3.875%, 05/15/28............................................    7,700     7,691,051
HSBC Holdings P.L.C.
    3.400%, 03/08/21............................................    4,100     4,079,947
    4.000%, 03/30/22............................................    5,009     5,054,432
    4.300%, 03/08/26............................................   12,270    12,103,652
    3.900%, 05/25/26............................................   12,666    12,171,142
HSBC USA, Inc.
    2.375%, 11/13/19............................................      317       314,600
#   3.500%, 06/23/24............................................   12,593    12,259,635
Janus Capital Group, Inc.
    4.875%, 08/01/25............................................    9,046     9,091,262
Lloyds Banking Group P.L.C.
    3.750%, 01/11/27............................................   10,250     9,485,399
    4.375%, 03/22/28............................................    4,000     3,822,931
Mead Johnson Nutrition Co.
#   4.125%, 11/15/25............................................    5,931     5,940,494
Nationwide Building Society
W   3.900%, 07/21/25............................................    4,600     4,493,064
Rolls-Royce P.L.C.
W   3.625%, 10/14/25............................................   20,258    19,566,357
Royal Bank of Scotland Group P.L.C.
    4.800%, 04/05/26............................................    4,800     4,732,113
Santander UK P.L.C.
    2.375%, 03/16/20............................................      330       325,895
Standard Chartered P.L.C.
#W  4.050%, 04/12/26............................................    4,380     4,176,869
TechnipFMC P.L.C.
    3.450%, 10/01/22............................................    4,235     4,113,864
Unilever Capital Corp.
    2.000%, 07/28/26............................................    1,900     1,655,608
Vodafone Group P.L.C.
#   4.375%, 03/16/21............................................      902       920,401
    2.500%, 09/26/22............................................    9,656     9,183,320
    7.875%, 02/15/30............................................    7,107     8,713,659
                                                                           ------------
TOTAL UNITED KINGDOM                                                        199,622,873
                                                                           ------------
UNITED STATES -- (40.7%)
21st Century Fox America, Inc.
    3.700%, 09/15/24............................................   14,364    14,191,601
3M Co.
    2.875%, 10/15/27............................................   14,390    13,515,065
Abbott Laboratories
    2.800%, 09/15/20............................................      130       128,890
    2.950%, 03/15/25............................................   12,469    11,854,590

                                                                    FACE
                                                                   AMOUNT^   VALUE+
                                                                   ------- -----------
                                                                    (000)
UNITED STATES -- (Continued)
AbbVie, Inc.
    2.900%, 11/06/22............................................    2,800  $ 2,710,688
    3.600%, 05/14/25............................................   18,850   17,986,116
    4.250%, 11/14/28............................................    5,000    4,820,468
Activision Blizzard, Inc.
    3.400%, 06/15/27............................................    4,448    4,128,274
Adobe, Inc.
    3.250%, 02/01/25............................................    1,920    1,856,965
Advance Auto Parts, Inc.
    4.500%, 12/01/23............................................    1,186    1,207,295
Aetna, Inc.
    2.200%, 03/15/19............................................      339      338,299
    2.750%, 11/15/22............................................    8,320    7,978,066
    3.500%, 11/15/24............................................    5,359    5,207,947
Affiliated Managers Group, Inc.
    3.500%, 08/01/25............................................    3,410    3,231,834
Aflac, Inc.
    3.250%, 03/17/25............................................   11,007   10,587,563
Agilent Technologies, Inc.
    5.000%, 07/15/20............................................       17       17,439
Air Products & Chemicals, Inc.
#   2.750%, 02/03/23............................................      976      944,179
Alabama Power Co.
    2.800%, 04/01/25............................................    2,560    2,391,132
Albemarle Corp.
    4.150%, 12/01/24............................................    7,365    7,364,280
Allergan Finance LLC
    3.250%, 10/01/22............................................    7,562    7,341,010
Allergan Funding SCS
    3.800%, 03/15/25............................................    2,471    2,381,154
Allstate Corp. (The)
    3.150%, 06/15/23............................................    5,073    4,981,914
Alphabet, Inc.
    3.375%, 02/25/24............................................    4,494    4,482,324
    1.998%, 08/15/26............................................    7,385    6,561,511
Altria Group, Inc.
    4.750%, 05/05/21............................................      208      213,923
    2.850%, 08/09/22............................................    3,950    3,838,913
Amazon.com, Inc.
#   3.800%, 12/05/24............................................    4,864    4,887,479
Ameren Corp.
    2.700%, 11/15/20............................................      988      973,408
    3.650%, 02/15/26............................................   10,631   10,256,161
American Express Credit Corp.
#   2.250%, 05/05/21............................................      148      143,926
#   3.300%, 05/03/27............................................   16,929   16,135,987
American International Group, Inc.
    3.300%, 03/01/21............................................    1,483    1,467,987
    4.875%, 06/01/22............................................    1,425    1,466,227
    4.125%, 02/15/24............................................   10,069   10,008,376
    3.750%, 07/10/25............................................    9,247    8,829,545

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
    3.900%, 04/01/26.......................................  6,429  $ 6,125,219
#   4.200%, 04/01/28.......................................  2,100    2,016,692
American Water Capital Corp.
    3.850%, 03/01/24.......................................  2,115    2,125,288
#   2.950%, 09/01/27.......................................    584      540,362
Ameriprise Financial, Inc.
    5.300%, 03/15/20.......................................    129      132,579
    4.000%, 10/15/23.......................................  3,722    3,756,168
    2.875%, 09/15/26.......................................  6,175    5,638,916
AmerisourceBergen Corp.
    3.400%, 05/15/24.......................................  1,223    1,183,711
#   3.450%, 12/15/27.......................................  3,000    2,776,884
Amgen, Inc.
    4.100%, 06/15/21.......................................  6,993    7,089,952
    3.625%, 05/22/24.......................................  6,399    6,304,311
    3.125%, 05/01/25.......................................  3,200    3,028,214
    2.600%, 08/19/26.......................................  9,147    8,186,012
Analog Devices, Inc.
    3.900%, 12/15/25.......................................  4,965    4,857,963
    3.500%, 12/05/26.......................................  1,977    1,865,214
Anheuser-Busch InBev Finance, Inc.
    2.625%, 01/17/23.......................................  3,471    3,287,480
Anheuser-Busch InBev Worldwide, Inc.
    4.375%, 02/15/21.......................................    385      391,487
    2.500%, 07/15/22.......................................  2,011    1,917,164
Anthem, Inc.
    4.350%, 08/15/20.......................................  1,087    1,105,115
    3.125%, 05/15/22.......................................  2,177    2,127,981
    3.500%, 08/15/24.......................................  4,986    4,833,873
    3.650%, 12/01/27.......................................  4,000    3,739,627
    4.101%, 03/01/28....................................... 16,600   16,051,543
Aon Corp.
    5.000%, 09/30/20.......................................    810      833,613
Aon P.L.C.
    3.500%, 06/14/24.......................................  9,147    8,891,688
Apache Corp.
    3.250%, 04/15/22.......................................  6,399    6,263,031
Apple, Inc.
    2.250%, 02/23/21.......................................  4,942    4,844,131
    2.400%, 05/03/23.......................................  7,328    6,986,976
#   3.450%, 05/06/24....................................... 19,459   19,253,782
    2.500%, 02/09/25.......................................  4,560    4,255,084
    3.250%, 02/23/26....................................... 19,942   19,200,452
#   2.450%, 08/04/26....................................... 17,090   15,566,473
    3.350%, 02/09/27....................................... 33,607   32,376,230
    3.000%, 06/20/27....................................... 11,436   10,703,198
    3.000%, 11/13/27....................................... 26,919   25,132,237
Applied Materials, Inc.
    4.300%, 06/15/21.......................................    640      655,070
    3.300%, 04/01/27.......................................  6,750    6,369,568
Archer-Daniels-Midland Co.
    2.500%, 08/11/26.......................................  4,942    4,457,962

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Arizona Public Service Co.
    8.750%, 03/01/19.......................................    210  $   213,934
    3.150%, 05/15/25.......................................  9,580    9,203,025
Arrow Electronics, Inc.....................................
    3.875%, 01/12/28....................................... 12,338   11,262,800
Associated Banc-Corp
    2.750%, 11/15/19.......................................     53       52,698
Assurant, Inc.
    4.000%, 03/15/23.......................................  6,399    6,327,643
AT&T, Inc.
    3.000%, 02/15/22.......................................  1,325    1,293,749
    3.800%, 03/15/22.......................................  5,056    5,049,827
    3.950%, 01/15/25.......................................  9,885    9,592,765
    3.400%, 05/15/25....................................... 23,617   22,174,795
Autodesk, Inc..............................................
    3.125%, 06/15/20.......................................    372      370,457
    4.375%, 06/15/25.......................................  3,015    2,987,568
    3.500%, 06/15/27.......................................  8,699    7,994,536
Automatic Data Processing, Inc.
    3.375%, 09/15/25....................................... 12,356   12,225,996
AutoZone, Inc.
    2.875%, 01/15/23....................................... 11,988   11,513,405
#   3.125%, 07/15/23.......................................  1,270    1,230,736
    3.250%, 04/15/25.......................................  6,203    5,827,374
    3.125%, 04/21/26.......................................    988      908,468
Avnet, Inc.
#   4.625%, 04/15/26.......................................  5,560    5,409,228
AXIS Specialty Finance P.L.C...............................
    4.000%, 12/06/27....................................... 20,320   19,038,093
BAE Systems Holdings, Inc.
W   2.850%, 12/15/20.......................................  1,239    1,226,101
Baker Hughes a GE Co. LLC..................................
    3.200%, 08/15/21.......................................    183      181,349
Baker Hughes a GE Co. LLC / Baker Hughes
  Co-Obligor, Inc.
    3.337%, 12/15/27.......................................  1,900    1,735,621
Baltimore Gas & Electric Co.
    2.400%, 08/15/26.......................................    692      620,720
Bank of America Corp.
    4.000%, 04/01/24.......................................  6,120    6,110,531
    3.875%, 08/01/25.......................................  2,350    2,316,290
(r) 3.419%, 12/20/28....................................... 15,341   14,149,465
Bank of New York Mellon Corp. (The)
    5.450%, 05/15/19.......................................    386      391,243
    3.650%, 02/04/24....................................... 10,524   10,464,539
    3.000%, 02/24/25.......................................  2,560    2,428,914
    2.800%, 05/04/26.......................................  6,436    5,951,470
Baxalta, Inc...............................................
    2.875%, 06/23/20.......................................    141      139,436
Baxter International, Inc.
    2.600%, 08/15/26.......................................  4,201    3,777,485

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Bayer U.S. Finance II LLC
W   2.125%, 07/15/19.......................................    261  $   259,013
BB&T Corp.
    3.700%, 06/05/25....................................... 14,345   14,194,304
Bemis Co., Inc.
    4.500%, 10/15/21.......................................    640      653,179
Berkshire Hathaway, Inc.
#   3.750%, 08/15/21.......................................  2,560    2,602,512
    3.400%, 01/31/22.......................................  3,200    3,208,698
#   3.125%, 03/15/26....................................... 33,128   31,547,952
Biogen, Inc.
    2.900%, 09/15/20....................................... 14,678   14,537,713
    4.050%, 09/15/25.......................................  8,950    8,874,182
BlackRock, Inc.
    3.200%, 03/15/27....................................... 24,563   23,394,522
Boeing Co. (The)
    8.750%, 08/15/21.......................................    977    1,117,864
    2.500%, 03/01/25.......................................  6,399    5,940,619
    2.600%, 10/30/25.......................................  3,568    3,312,703
Booking Holdings, Inc.
    3.600%, 06/01/26....................................... 10,484   10,014,494
Boston Scientific Corp.
#   4.125%, 10/01/23.......................................  1,472    1,485,670
Bristol-Myers Squibb Co.
    2.000%, 08/01/22.......................................  4,244    4,044,635
Brown & Brown, Inc.
    4.200%, 09/15/24.......................................  4,660    4,581,626
Buckeye Partners L.P.
    4.150%, 07/01/23.......................................  1,920    1,871,223
    3.950%, 12/01/26.......................................  7,413    6,770,937
Bunge, Ltd. Finance Corp.
    3.750%, 09/25/27....................................... 14,400   13,098,985
Burlington Northern Santa Fe LLC
#   3.000%, 04/01/25.......................................  4,279    4,108,318
    7.000%, 12/15/25.......................................    858    1,017,772
CA, Inc.
    4.700%, 03/15/27....................................... 17,502   16,958,912
Campbell Soup Co.
#   4.250%, 04/15/21.......................................  1,024    1,037,639
    2.500%, 08/02/22.......................................  1,939    1,830,007
    3.300%, 03/19/25.......................................  4,045    3,685,788
#   4.150%, 03/15/28.......................................  9,628    8,860,531
Capital One Bank USA NA
    2.300%, 06/05/19.......................................    529      526,912
Capital One Financial Corp.
    4.750%, 07/15/21.......................................  1,956    2,012,870
    3.750%, 04/24/24.......................................  4,607    4,485,923
    3.200%, 02/05/25.......................................  2,700    2,522,890
    3.750%, 03/09/27.......................................  7,165    6,650,098
#   3.800%, 01/31/28.......................................  3,000    2,764,631
Cardinal Health, Inc.
    4.625%, 12/15/20.......................................    640      653,439
    3.200%, 06/15/22.......................................  3,840    3,737,067

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
#   3.410%, 06/15/27....................................... 12,718  $11,525,859
Caterpillar, Inc.
#   2.600%, 06/26/22.......................................  2,531    2,456,807
    3.400%, 05/15/24.......................................  1,823    1,805,220
CBS Corp.
    3.375%, 03/01/22.......................................  2,276    2,240,129
    3.500%, 01/15/25.......................................  2,364    2,232,170
    2.900%, 01/15/27....................................... 26,061   22,858,275
    7.875%, 07/30/30.......................................  1,137    1,395,865
Celgene Corp.
    4.000%, 08/15/23.......................................  8,237    8,224,409
    3.625%, 05/15/24.......................................  4,433    4,305,605
CenterPoint Energy
    Resources Corp.
    4.500%, 01/15/21.......................................  1,549    1,575,765
    4.000%, 04/01/28.......................................  4,800    4,728,615
Charles Schwab Corp. (The)
    3.000%, 03/10/25....................................... 12,777   12,131,316
Chevron Corp.
    2.954%, 05/16/26....................................... 11,356   10,691,541
Chubb INA Holdings, Inc.
    2.875%, 11/03/22.......................................  1,852    1,808,702
    2.700%, 03/13/23.......................................  2,965    2,857,430
    3.350%, 05/15/24.......................................  5,120    5,024,376
Cigna Corp.
    4.000%, 02/15/22.......................................    743      748,013
Cincinnati Financial Corp.
    6.920%, 05/15/28.......................................  4,000    4,795,206
Cisco Systems, Inc.
    3.625%, 03/04/24.......................................  1,920    1,927,920
Citigroup, Inc.
    4.500%, 01/14/22.......................................  1,472    1,503,612
    3.875%, 10/25/23.......................................  2,843    2,838,430
    3.750%, 06/16/24.......................................  2,560    2,519,870
    3.300%, 04/27/25.......................................  7,679    7,318,008
Clorox Co. (The)
    3.500%, 12/15/24.......................................  3,200    3,151,627
    3.100%, 10/01/27.......................................  5,077    4,703,477
#   3.900%, 05/15/28....................................... 16,112   15,924,716
CME Group, Inc.
    3.000%, 03/15/25.......................................  2,833    2,704,524
CMS Energy Corp.
    3.875%, 03/01/24.......................................  1,725    1,714,666
    3.600%, 11/15/25.......................................  3,163    3,057,543
    3.000%, 05/15/26.......................................  4,942    4,605,174
CNA Financial Corp.
    4.500%, 03/01/26....................................... 16,457   16,465,649
Coca-Cola Co. (The)
    1.875%, 10/27/20.......................................  6,447    6,301,586
    3.200%, 11/01/23....................................... 13,789   13,629,021
#   2.250%, 09/01/26....................................... 12,603   11,299,418
#   2.900%, 05/25/27....................................... 23,535   22,014,010

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

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Comcast Cable Communications Holdings, Inc.
    9.455%, 11/15/22.......................................  2,956  $ 3,570,729
Comcast Corp.
    3.600%, 03/01/24.......................................  4,324    4,279,901
    3.375%, 08/15/25.......................................  4,946    4,758,268
    3.150%, 03/01/26.......................................  9,198    8,602,756
#   3.150%, 02/15/28.......................................  5,000    4,594,450
    7.050%, 03/15/33.......................................  2,200    2,709,173
Conagra Brands, Inc.
    3.200%, 01/25/23.......................................  4,643    4,485,404
ConocoPhillips Co.
#   4.950%, 03/15/26....................................... 14,827   15,741,054
Consolidated Edison Co. of New York, Inc.
    3.300%, 12/01/24.......................................  1,280    1,246,881
Corning, Inc.
    3.700%, 11/15/23.......................................  2,710    2,657,155
Costco Wholesale Corp.
    3.000%, 05/18/27....................................... 19,300   18,133,391
Cox Communications, Inc.
#W  3.850%, 02/01/25.......................................  6,790    6,558,382
W   3.500%, 08/15/27.......................................  1,200    1,104,543
CSX Corp.
    4.250%, 06/01/21.......................................    748      761,948
CVS Health Corp.
    2.800%, 07/20/20.......................................  1,913    1,892,767
    2.125%, 06/01/21.......................................  1,285    1,238,573
    3.375%, 08/12/24....................................... 14,857   14,244,803
    3.875%, 07/20/25....................................... 13,408   13,049,693
Danaher Corp.
    3.350%, 09/15/25.......................................  1,483    1,442,763
Deere & Co.
    5.375%, 10/16/29.......................................    467      517,704
Diageo Investment Corp.
    2.875%, 05/11/22.......................................    131      128,329
Discovery Communications LLC
W   2.800%, 06/15/20.......................................    544      537,160
W   3.500%, 06/15/22.......................................  7,694    7,539,274
    3.250%, 04/01/23.......................................    640      618,031
#W  3.900%, 11/15/24.......................................  5,376    5,206,855
    3.450%, 03/15/25.......................................  5,671    5,326,310
Dollar General Corp.
    3.250%, 04/15/23.......................................  6,733    6,539,758
    4.150%, 11/01/25.......................................  1,604    1,585,970
Dollar Tree, Inc.
    4.200%, 05/15/28.......................................  6,440    6,093,199
Dominion Energy Gas Holdings LLC
#   2.800%, 11/15/20.......................................  7,166    7,072,842
    3.600%, 12/15/24.......................................  3,200    3,129,600

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Dominion Energy, Inc.
    3.625%, 12/01/24.......................................  1,280  $ 1,254,400
    3.900%, 10/01/25....................................... 10,013    9,769,140
Dow Chemical Co. (The)
    3.000%, 11/15/22.......................................  1,694    1,645,186
#   3.500%, 10/01/24.......................................  7,452    7,228,644
DTE Energy Co.
    2.400%, 12/01/19.......................................  2,145    2,122,871
    3.850%, 12/01/23.......................................    960      956,378
    2.850%, 10/01/26.......................................  1,000      904,768
    6.375%, 04/15/33.......................................  2,305    2,684,532
Duke Energy Corp.
    3.050%, 08/15/22....................................... 11,244   10,989,567
    3.750%, 04/15/24.......................................  5,705    5,653,966
DXC Technology Co.
    4.450%, 09/18/22.......................................  3,200    3,249,680
    4.750%, 04/15/27....................................... 16,500   16,393,787
Eastman Chemical Co.
    2.700%, 01/15/20.......................................    439      435,696
    4.500%, 01/15/21.......................................     88       89,599
    3.600%, 08/15/22.......................................    297      295,063
    3.800%, 03/15/25.......................................  9,527    9,236,984
Eaton Corp.
    4.000%, 11/02/32....................................... 11,600   11,224,257
Eaton Vance Corp.
    3.500%, 04/06/27....................................... 10,462    9,908,294
eBay, Inc.
#   3.800%, 03/09/22.......................................  7,413    7,429,859
    2.600%, 07/15/22.......................................  1,688    1,620,778
    3.600%, 06/05/27....................................... 13,375   12,379,064
Ecolab, Inc.
    4.350%, 12/08/21.......................................    480      492,180
    2.700%, 11/01/26.......................................  4,448    4,069,349
Edison International
    4.125%, 03/15/28....................................... 32,367   31,583,914
Electronic Arts, Inc.
    4.800%, 03/01/26....................................... 15,000   15,400,443
EMD Finance LLC
W   2.950%, 03/19/22.......................................  5,120    4,979,880
Emerson Electric Co.
    3.150%, 06/01/25.......................................  5,312    5,091,387
Energy Transfer Operating L.P.
    4.750%, 01/15/26.......................................  8,233    8,106,890
Enterprise Products Operating LLC
    5.200%, 09/01/20.......................................    480      494,328
    3.900%, 02/15/24.......................................  2,080    2,076,972
    3.750%, 02/15/25.......................................  1,977    1,938,781
#   3.700%, 02/15/26.......................................  5,276    5,092,412
    6.875%, 03/01/33.......................................    700      841,369
EOG Resources, Inc.
    4.100%, 02/01/21.......................................  1,722    1,744,474
    3.150%, 04/01/25.......................................  6,718    6,469,664

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

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CONTINUED


                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
UNITED STATES -- (Continued)
EQT Corp.
    3.900%, 10/01/27.......................................     18,855  $17,158,081
ERAC USA Finance LLC
W   3.850%, 11/15/24.......................................      6,590    6,500,611
Evergy, Inc.
    4.850%, 06/01/21.......................................      2,466    2,516,894
Eversource Energy
    2.500%, 03/15/21.......................................        494      484,699
    2.800%, 05/01/23.......................................      4,743    4,562,291
Exelon Corp.
    2.450%, 04/15/21.......................................        370      359,497
#   3.950%, 06/15/25.......................................      2,323    2,286,586
    3.400%, 04/15/26.......................................     20,540   19,320,572
Exelon Generation Co. LLC
    2.950%, 01/15/20.......................................        326      323,928
Express Scripts Holding Co.
    3.900%, 02/15/22.......................................      4,767    4,781,121
#   3.500%, 06/15/24.......................................      8,342    8,100,740
    3.400%, 03/01/27.......................................     14,920   13,706,800
Exxon Mobil Corp.
    3.176%, 03/15/24.......................................     17,923   17,687,808
    3.043%, 03/01/26.......................................      4,942    4,720,139
FedEx Corp.
    2.625%, 08/01/22.......................................      3,357    3,241,098
    4.000%, 01/15/24.......................................      8,491    8,631,241
    3.200%, 02/01/25.......................................      3,744    3,577,509
    3.400%, 02/15/28.......................................      5,250    4,903,975
Fidelity National Information Services, Inc.
    2.250%, 08/15/21.......................................      3,855    3,708,244
    5.000%, 10/15/25.......................................      4,265    4,438,012
Fifth Third Bancorp
    3.500%, 03/15/22.......................................         56       55,533
#   3.950%, 03/14/28.......................................     26,032   25,332,185
FMR LLC
W   4.950%, 02/01/33.......................................        650      682,590
Ford Motor Credit Co. LLC
    2.459%, 03/27/20.......................................        635      622,126
    3.200%, 01/15/21.......................................      1,200    1,171,044
    3.219%, 01/09/22.......................................      8,750    8,362,265
    4.375%, 08/06/23.......................................      8,417    8,192,284
    3.664%, 09/08/24.......................................      4,875    4,434,481
GATX Corp.
    3.250%, 03/30/25.......................................      5,120    4,784,965
    3.250%, 09/15/26.......................................      6,368    5,789,327
General Dynamics Corp.
    2.250%, 11/15/22.......................................      4,800    4,603,413
    2.125%, 08/15/26.......................................      7,339    6,533,617
General Electric Co.
    0.375%, 05/17/22....................................... EUR 11,546   12,817,442
#   3.375%, 03/11/24.......................................      3,200    3,050,438
    6.750%, 03/15/32.......................................     29,038   32,803,057
General Mills, Inc.
    3.150%, 12/15/21.......................................        748      735,995

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
#   4.200%, 04/17/28.......................................  8,600  $ 8,311,393
General Motors Co.
#   4.200%, 10/01/27.......................................  2,000    1,828,123
General Motors Financial Co., Inc.
    5.250%, 03/01/26....................................... 17,826   17,799,391
    4.350%, 01/17/27.......................................  4,942    4,601,761
Georgia Power Co.
#   2.850%, 05/15/22.......................................  1,830    1,775,648
    3.250%, 04/01/26.......................................  3,000    2,817,267
#   3.250%, 03/30/27....................................... 15,966   14,807,206
Georgia-Pacific LLC
    7.750%, 11/15/29.......................................  1,000    1,303,632
Gilead Sciences, Inc.
    2.050%, 04/01/19.......................................    175      174,324
    4.400%, 12/01/21.......................................  1,414    1,449,045
    3.700%, 04/01/24....................................... 10,612   10,505,941
    3.650%, 03/01/26.......................................  8,806    8,529,170
GlaxoSmithKline Capital, Inc.
    2.800%, 03/18/23.......................................  5,387    5,218,128
Goldman Sachs Group, Inc. (The)
    6.000%, 06/15/20.......................................     42       43,707
    5.250%, 07/27/21.......................................  2,240    2,329,383
    4.000%, 03/03/24....................................... 21,404   21,264,588
    3.750%, 05/22/25.......................................  8,213    7,957,242
    3.750%, 02/25/26.......................................  4,950    4,749,450
Halliburton Co.
    3.500%, 08/01/23.......................................  6,399    6,299,041
    3.800%, 11/15/25.......................................  3,441    3,347,608
Harley-Davidson, Inc.
#   3.500%, 07/28/25.......................................  5,593    5,342,651
Harris Corp.
    2.700%, 04/27/20.......................................    121      119,659
Hartford Financial Services Group, Inc. (The)
    5.125%, 04/15/22.......................................  6,737    7,029,307
Hasbro, Inc.
    3.500%, 09/15/27.......................................  3,300    3,028,465
Hewlett Packard Enterprise Co.
    4.900%, 10/15/25.......................................  6,965    7,072,417
Home Depot, Inc. (The)
    2.700%, 04/01/23.......................................  1,280    1,240,476
    3.350%, 09/15/25.......................................  3,642    3,564,527
Honeywell International, Inc.
    2.500%, 11/01/26.......................................  9,698    8,889,398
Hormel Foods Corp.
    4.125%, 04/15/21.......................................  1,479    1,506,820
Humana, Inc.
    3.850%, 10/01/24.......................................  7,825    7,726,338
Huntington Bancshares, Inc.
    3.150%, 03/14/21.......................................  1,582    1,564,090
    2.300%, 01/14/22.......................................  2,292    2,190,496

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

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Hyatt Hotels Corp.
    3.375%, 07/15/23.......................................  1,936  $ 1,884,025
Illinois Tool Works, Inc.
    1.950%, 03/01/19.......................................    310      309,286
    3.500%, 03/01/24.......................................  6,399    6,386,333
Intel Corp.
#   2.700%, 12/15/22.......................................    413      401,431
#   3.150%, 05/11/27.......................................  2,500    2,388,507
    4.000%, 12/15/32.......................................  3,200    3,220,389
Intercontinental Exchange, Inc.
    3.750%, 12/01/25....................................... 10,000    9,884,200
International Business Machines Corp.
    2.250%, 02/19/21....................................... 19,769   19,284,573
    3.375%, 08/01/23.......................................  4,409    4,345,138
    3.625%, 02/12/24.......................................  9,600    9,515,619
#   3.300%, 01/27/27....................................... 26,154   24,908,390
International Paper Co.
    3.650%, 06/15/24.......................................  7,850    7,769,641
    3.800%, 01/15/26.......................................  3,050    2,946,523
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24.......................................  3,903    3,878,233
Jefferies Group LLC / Jefferies Group Capital
  Finance, Inc.
    4.850%, 01/15/27.......................................  6,594    6,335,062
JM Smucker Co. (The)
    3.500%, 03/15/25.......................................  6,042    5,754,256
John Deere Capital Corp.
    2.550%, 01/08/21.......................................  9,591    9,455,128
    3.350%, 06/12/24.......................................  6,195    6,095,396
Johnson & Johnson
    2.450%, 03/01/26.......................................  3,212    2,964,809
JPMorgan Chase & Co.
    3.625%, 05/13/24....................................... 12,131   11,944,798
#   3.900%, 07/15/25....................................... 13,351   13,166,802
Juniper Networks, Inc.
    4.600%, 03/15/21.......................................  2,560    2,609,859
#   4.500%, 03/15/24.......................................  4,224    4,276,869
Kellogg Co.
#   3.250%, 04/01/26....................................... 13,739   12,694,674
    3.400%, 11/15/27....................................... 14,600   13,449,468
    7.450%, 04/01/31.......................................  6,959    8,637,868
Keurig Dr Pepper, Inc.
    3.400%, 11/15/25.......................................  5,885    5,464,306
Keurig Dr. Pepper, Inc.
    2.000%, 01/15/20.......................................     88       86,394
KeyBank NA
    2.500%, 12/15/19.......................................    153      151,934
    3.300%, 06/01/25.......................................    750      720,443
KeyCorp
    2.900%, 09/15/20.......................................  1,449    1,435,653
    5.100%, 03/24/21.......................................    101      104,541

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Kimberly-Clark Corp.
    1.900%, 05/22/19.......................................    491  $   488,445
#   2.400%, 06/01/23.......................................  1,920    1,826,532
Kohl's Corp.
#   4.750%, 12/15/23.......................................  1,417    1,442,971
Kraft Heinz Foods Co.
    3.500%, 06/06/22.......................................  9,148    9,041,239
    3.950%, 07/15/25....................................... 18,315   17,704,582
Kroger Co. (The)
    3.850%, 08/01/23.......................................  3,341    3,329,051
    7.500%, 04/01/31....................................... 16,177   19,364,973
L3 Technologies, Inc.
    3.950%, 05/28/24.......................................  2,469    2,431,743
Laboratory Corp. of America Holdings
    4.000%, 11/01/23.......................................  3,840    3,851,263
    3.600%, 09/01/27.......................................  2,500    2,358,976
Lam Research Corp.
    3.800%, 03/15/25.......................................  4,094    4,036,021
Legg Mason, Inc.
    3.950%, 07/15/24.......................................  4,736    4,643,238
    4.750%, 03/15/26.......................................  9,317    9,381,567
Liberty Mutual Group, Inc.
W   5.000%, 06/01/21.......................................  6,665    6,834,902
Lincoln National Corp.
    6.250%, 02/15/20.......................................    117      121,046
Lockheed Martin Corp.
    2.900%, 03/01/25.......................................  4,480    4,257,328
    3.550%, 01/15/26.......................................  4,800    4,685,329
Loews Corp.
    2.625%, 05/15/23.......................................  3,761    3,592,712
    3.750%, 04/01/26....................................... 10,670   10,485,118
Lowe's Cos., Inc.
    3.120%, 04/15/22.......................................    292      289,302
#   3.375%, 09/15/25.......................................  5,183    5,014,280
LYB International Finance II BV
    3.500%, 03/02/27.......................................  4,166    3,803,310
LyondellBasell Industries NV
#   5.750%, 04/15/24.......................................  5,827    6,226,911
Magellan Midstream Partners L.P.
    4.250%, 02/01/21.......................................  1,516    1,535,526
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20.......................................    243      239,794
    2.900%, 02/06/25.......................................  8,028    7,586,467
Marathon Petroleum Corp.
#   3.625%, 09/15/24.......................................  8,191    7,983,311
Marriott International, Inc.
    2.875%, 03/01/21.......................................  1,009      995,647
#   4.000%, 04/15/28.......................................  7,900    7,610,799
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19.......................................    523      520,017

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

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
    3.500%, 06/03/24.......................................  8,320  $ 8,117,198
Mastercard, Inc.
    3.375%, 04/01/24.......................................  1,787    1,769,476
#   2.950%, 11/21/26.......................................  2,700    2,538,809
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.......................................  5,931    5,517,659
McDonald's Corp.
    2.200%, 05/26/20.......................................    802      790,115
#   3.500%, 07/15/20.......................................  4,915    4,939,566
McKesson Corp.
    3.796%, 03/15/24.......................................  4,348    4,274,297
Medtronic, Inc.
    3.125%, 03/15/22.......................................  1,143    1,128,400
    3.500%, 03/15/25.......................................  1,977    1,935,641
Merck & Co., Inc.
#   2.750%, 02/10/25....................................... 11,609   11,009,727
MetLife, Inc.
#   3.600%, 04/10/24....................................... 16,140   16,035,026
Microsoft Corp.
    2.700%, 02/12/25.......................................  1,567    1,486,586
    3.125%, 11/03/25.......................................  3,109    3,012,557
    2.400%, 08/08/26....................................... 29,634   27,031,256
#   3.300%, 02/06/27....................................... 24,692   23,945,234
Molson Coors Brewing Co.
#   3.500%, 05/01/22.......................................  2,787    2,754,214
    3.000%, 07/15/26....................................... 18,416   16,397,621
Morgan Stanley
    2.500%, 04/21/21.......................................    750      730,779
    5.500%, 07/28/21.......................................    865      906,071
    3.875%, 04/29/24....................................... 11,982   11,847,415
    3.875%, 01/27/26....................................... 17,253   16,715,984
    3.625%, 01/20/27.......................................  4,903    4,633,360
Mosaic Co. (The)
    4.250%, 11/15/23.......................................  3,965    3,985,234
    4.050%, 11/15/27.......................................  6,000    5,694,897
Motorola Solutions, Inc.
    3.750%, 05/15/22.......................................  3,200    3,149,732
    3.500%, 03/01/23.......................................  3,200    3,103,656
MPLX L.P.
    4.125%, 03/01/27....................................... 12,320   11,755,053
MUFG Americas Holdings Corp.
    3.500%, 06/18/22.......................................  5,472    5,429,023
Mylan NV
    3.950%, 06/15/26....................................... 17,157   15,744,791
Mylan, Inc.
    4.200%, 11/29/23.......................................  4,480    4,368,540
Nasdaq, Inc.
    4.250%, 06/01/24.......................................  2,816    2,828,925
National Oilwell Varco, Inc.
    2.600%, 12/01/22.......................................  3,923    3,716,249

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
National Rural Utilities Cooperative
  Finance Corp.
    8.000%, 03/01/32.......................................  2,708  $ 3,676,095
NetApp, Inc.
    3.250%, 12/15/22.......................................  1,088    1,059,149
#   3.300%, 09/29/24.......................................  3,451    3,293,453
Newell Brands, Inc.
    4.000%, 06/15/22.......................................  6,483    6,420,559
NextEra Energy Capital Holdings,
  Inc.
#   4.500%, 06/01/21.......................................    828      843,944
    3.550%, 05/01/27....................................... 20,641   19,628,196
NIKE, Inc.
    2.375%, 11/01/26....................................... 28,083   25,229,269
NiSource, Inc.
    3.850%, 02/15/23.......................................  2,335    2,319,040
Noble Energy, Inc.
    4.150%, 12/15/21.......................................  1,717    1,729,410
    3.900%, 11/15/24.......................................  1,556    1,512,444
    3.850%, 01/15/28.......................................  2,760    2,530,952
Nordstrom, Inc.
    4.750%, 05/01/20.......................................  1,337    1,362,859
    4.000%, 10/15/21.......................................    960      966,647
    4.000%, 03/15/27....................................... 12,652   12,111,348
Norfolk Southern Corp.
    2.903%, 02/15/23.......................................  4,480    4,334,860
Northrop Grumman Corp.
    3.250%, 08/01/23.......................................    988      966,816
Novartis Capital Corp.
    3.400%, 05/06/24.......................................  6,080    6,027,518
Nucor Corp.
    3.950%, 05/01/28....................................... 10,245   10,076,760
Nuveen Finance LLC
W   4.125%, 11/01/24.......................................  2,748    2,749,833
Occidental Petroleum Corp.
    2.700%, 02/15/23.......................................    420      403,764
    3.400%, 04/15/26.......................................  7,291    7,070,807
    3.000%, 02/15/27.......................................  7,118    6,671,698
Ohio Power Co.
    5.375%, 10/01/21.......................................  2,308    2,431,243
Omnicom Group, Inc. / Omnicom
  Capital, Inc.
    3.650%, 11/01/24.......................................  6,057    5,833,875
ONE Gas, Inc.
    2.070%, 02/01/19.......................................    491      489,870
ONEOK, Inc.
    4.000%, 07/13/27.......................................  6,623    6,350,053
Oracle Corp.
    2.950%, 05/15/25....................................... 27,858   26,425,640
    2.650%, 07/15/26....................................... 39,785   36,390,005
#   3.250%, 11/15/27....................................... 26,794   25,344,121
O'Reilly Automotive, Inc.
    3.800%, 09/01/22.......................................    722      723,484
    3.600%, 09/01/27....................................... 21,580   20,174,993

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Pacific Gas & Electric Co.
    3.850%, 11/15/23.......................................  3,200  $ 3,123,212
    3.750%, 02/15/24.......................................  6,502    6,283,511
    3.500%, 06/15/25.......................................  4,288    3,993,835
    2.950%, 03/01/26.......................................  3,000    2,662,428
Packaging Corp. of America
    4.500%, 11/01/23.......................................  3,888    3,988,705
Parker-Hannifin Corp.
    3.300%, 11/21/24.......................................  6,093    5,963,019
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
W   3.400%, 11/15/26.......................................  1,000      917,989
PepsiCo, Inc.
    2.150%, 10/14/20.......................................  5,128    5,039,609
    2.750%, 03/05/22.......................................  2,810    2,754,040
    2.750%, 03/01/23.......................................  4,480    4,349,512
    3.500%, 07/17/25....................................... 13,489   13,311,365
Perrigo Finance Unlimited Co.
    3.900%, 12/15/24.......................................  3,885    3,725,548
#   4.375%, 03/15/26.......................................  5,000    4,830,850
Pfizer, Inc.
#   3.000%, 06/15/23.......................................  1,920    1,884,600
    3.400%, 05/15/24.......................................  6,399    6,357,300
#   3.000%, 12/15/26....................................... 42,108   39,878,303
Philip Morris International, Inc.
    3.250%, 11/10/24.......................................  7,098    6,886,284
Phillips 66
    4.300%, 04/01/22.......................................  2,235    2,281,049
Phillips 66 Partners L.P.
    3.550%, 10/01/26....................................... 21,603   20,180,763
PNC Bank NA
    3.300%, 10/30/24.......................................  3,788    3,679,511
    2.950%, 02/23/25.......................................  8,093    7,650,609
    3.250%, 06/01/25.......................................  8,000    7,696,064
PNC Financial Services Group, Inc. (The)
    4.375%, 08/11/20.......................................    267      271,361
    3.300%, 03/08/22.......................................    795      787,198
PPG Industries, Inc.
    3.750%, 03/15/28....................................... 13,512   12,808,931
PPL Capital Funding, Inc.
    3.400%, 06/01/23.......................................  4,857    4,760,418
    3.100%, 05/15/26.......................................  9,200    8,473,107
Praxair, Inc.
    2.200%, 08/15/22.......................................    800      766,131
Precision Castparts Corp.
    2.500%, 01/15/23.......................................  7,769    7,463,030
    3.250%, 06/15/25....................................... 30,987   29,777,334
Principal Financial Group, Inc.
    3.125%, 05/15/23.......................................  4,444    4,323,832
    3.400%, 05/15/25.......................................  5,700    5,497,862
    3.100%, 11/15/26.......................................  5,472    5,017,424
Procter & Gamble Co. (The)
    1.850%, 02/02/21.......................................    515      501,304

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
    2.450%, 11/03/26.......................................  1,077  $   982,193
#   2.850%, 08/11/27....................................... 12,850   12,005,776
Progress Energy, Inc.
    4.875%, 12/01/19.......................................    547      557,711
    4.400%, 01/15/21.......................................  1,225    1,245,962
    7.750%, 03/01/31.......................................  2,500    3,234,532
Progressive Corp. (The)
    3.750%, 08/23/21.......................................  4,352    4,388,980
Prudential Financial, Inc.
#   4.500%, 11/15/20.......................................    357      365,514
#   3.500%, 05/15/24.......................................  9,600    9,539,427
PSEG Power LLC
    2.450%, 11/15/18.......................................    523      522,931
    5.125%, 04/15/20.......................................  2,243    2,293,867
#   4.300%, 11/15/23.......................................  5,815    5,857,675
Puget Energy, Inc.
    6.000%, 09/01/21.......................................  7,900    8,358,919
QUALCOMM, Inc.
    3.450%, 05/20/25....................................... 15,743   15,109,562
Quest Diagnostics, Inc.
    3.500%, 03/30/25.......................................    384      366,444
Raytheon Co.
    3.125%, 10/15/20.......................................  4,003    4,000,998
    2.500%, 12/15/22.......................................    383      369,415
Reinsurance Group of America, Inc.
    5.000%, 06/01/21.......................................    960      993,058
    4.700%, 09/15/23.......................................  3,840    3,945,045
    3.950%, 09/15/26....................................... 16,189   15,557,793
Republic Services, Inc.
    3.550%, 06/01/22.......................................  4,488    4,473,344
Rockwell Automation, Inc.
    2.875%, 03/01/25.......................................  5,738    5,401,819
Roper Technologies, Inc.
    3.000%, 12/15/20.......................................  1,285    1,272,962
Royal Caribbean Cruises, Ltd.
#   7.500%, 10/15/27.......................................  5,180    6,064,036
#   3.700%, 03/15/28....................................... 14,325   13,145,725
Ryder System, Inc.
    2.450%, 09/03/19.......................................    120      119,334
salesforce.com, Inc.
    3.700%, 04/11/28....................................... 12,800   12,499,142
Sempra Energy
    2.850%, 11/15/20.......................................  3,650    3,601,196
    4.050%, 12/01/23.......................................  4,205    4,209,863
    3.550%, 06/15/24.......................................  6,528    6,366,844
Sherwin-Williams Co. (The)
#   3.450%, 08/01/25.......................................  6,794    6,463,339
Southern Co. (The)
#   3.250%, 07/01/26.......................................  8,992    8,338,738
Southern Power Co.
    4.150%, 12/01/25.......................................  5,433    5,315,801
Southwest Airlines Co.
    2.650%, 11/05/20.......................................  5,140    5,077,632

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

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
    3.000%, 11/15/26.......................................  9,166  $ 8,388,567
Southwest Gas Corp.
    3.700%, 04/01/28.......................................  2,900    2,797,540
StanCorp Financial Group, Inc.
    5.000%, 08/15/22.......................................  3,200    3,293,179
Starbucks Corp.
    3.850%, 10/01/23.......................................  1,231    1,237,695
State Street Corp.
#   1.950%, 05/19/21.......................................  1,321    1,275,139
    3.300%, 12/16/24....................................... 13,947   13,537,662
    3.550%, 08/18/25.......................................  8,254    8,063,563
Stryker Corp.
    2.625%, 03/15/21.......................................    896      879,629
    3.375%, 05/15/24.......................................    512      500,764
    3.375%, 11/01/25....................................... 10,289    9,773,946
#   3.650%, 03/07/28....................................... 24,340   23,186,611
SunTrust Banks, Inc.
    2.900%, 03/03/21.......................................  2,000    1,970,581
Sysco Corp.
    2.600%, 10/01/20.......................................  2,965    2,922,546
    3.750%, 10/01/25.......................................    685      668,614
    3.300%, 07/15/26....................................... 15,704   14,697,802
#   3.250%, 07/15/27.......................................  4,934    4,563,830
Tapestry, Inc.
    4.250%, 04/01/25....................................... 16,805   16,486,997
Target Corp.
    2.900%, 01/15/22.......................................  2,996    2,961,132
#   2.500%, 04/15/26.......................................  4,468    4,086,139
TCI Communications, Inc.
    7.875%, 02/15/26.......................................  1,520    1,853,952
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.......................................    210      215,482
    2.950%, 04/01/22.......................................  1,785    1,744,495
    3.625%, 04/01/25.......................................  7,358    7,158,144
Texas Instruments, Inc.
    2.250%, 05/01/23.......................................    657      622,243
TJX Cos., Inc. (The)
    2.250%, 09/15/26.......................................  7,600    6,782,266
Total System Services, Inc.
    4.800%, 04/01/26.......................................  5,931    6,041,248
    4.450%, 06/01/28.......................................  3,822    3,763,076
Toyota Motor Credit Corp.
    3.300%, 01/12/22.......................................  2,605    2,600,199
    2.625%, 01/10/23.......................................  2,999    2,894,679
Tyson Foods, Inc.
    4.500%, 06/15/22.......................................  5,527    5,651,562
U.S. Bank NA
    2.800%, 01/27/25.......................................  5,950    5,610,299
Union Pacific Corp.
    2.250%, 02/15/19.......................................    332      331,712
    2.750%, 04/15/23.......................................    640      615,668
    3.250%, 01/15/25.......................................  9,515    9,162,965
    3.950%, 09/10/28....................................... 22,950   22,580,975

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
United Parcel Service, Inc.
    3.050%, 11/15/27.......................................  1,085  $ 1,019,703
United Technologies Corp.
    3.100%, 06/01/22.......................................    158      155,038
    7.500%, 09/15/29.......................................    615      771,518
UnitedHealth Group, Inc.
    2.750%, 02/15/23.......................................  8,672    8,378,987
    2.875%, 03/15/23.......................................  5,760    5,593,558
    3.750%, 07/15/25....................................... 12,530   12,410,246
    3.100%, 03/15/26.......................................  1,290    1,222,126
Unum Group
    4.000%, 03/15/24.......................................  5,051    4,977,871
    3.875%, 11/05/25.......................................  1,977    1,886,121
US Bancorp
    2.350%, 01/29/21.......................................    806      788,824
Valero Energy Corp.
    3.400%, 09/15/26.......................................  8,918    8,245,008
    7.500%, 04/15/32.......................................    580      710,718
Verizon Communications, Inc.
    3.500%, 11/01/24.......................................  1,186    1,160,006
    3.376%, 02/15/25....................................... 18,194   17,567,420
    2.625%, 08/15/26.......................................  2,026    1,817,564
#   4.125%, 03/16/27.......................................  3,000    2,968,040
Viacom, Inc.
    2.750%, 12/15/19.......................................    293      290,468
    4.500%, 03/01/21.......................................  1,856    1,884,558
    4.250%, 09/01/23.......................................    640      639,067
#   3.875%, 04/01/24.......................................  4,899    4,768,645
Visa, Inc.
    3.150%, 12/14/25....................................... 14,555   13,995,030
Walgreen Co.
    3.100%, 09/15/22.......................................  6,807    6,625,188
Walgreens Boots Alliance, Inc.
    3.300%, 11/18/21.......................................  7,828    7,736,347
    3.450%, 06/01/26.......................................  2,965    2,742,517
Wallmart, Inc.
    3.300%, 04/22/24.......................................  6,704    6,656,974
Walt Disney Co. (The)
    3.150%, 09/17/25.......................................  9,588    9,244,002
Warner Media LLC
    4.750%, 03/29/21.......................................  1,089    1,117,582
    4.000%, 01/15/22.......................................  1,152    1,160,358
    3.550%, 06/01/24.......................................  4,480    4,333,963
    3.600%, 07/15/25....................................... 12,500   11,830,430
    3.800%, 02/15/27.......................................  8,782    8,222,149
Waste Management, Inc.
    4.600%, 03/01/21.......................................  1,831    1,876,222
    3.500%, 05/15/24.......................................  4,942    4,828,876
#   3.125%, 03/01/25.......................................  3,460    3,316,471
WEC Energy Group, Inc.
    2.450%, 06/15/20.......................................  1,658    1,634,663
    3.550%, 06/15/25.......................................  6,271    6,146,706
Wells Fargo & Co.
    2.600%, 07/22/20.......................................    297      293,105

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

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CONTINUED


                                                             FACE
                                                            AMOUNT^     VALUE+
                                                            ------- --------------
                                                             (000)
UNITED STATES -- (Continued)
    3.500%, 03/08/22.......................................  8,768  $    8,682,062
    3.000%, 02/19/25....................................... 16,264      15,218,631
    3.000%, 04/22/26....................................... 10,373       9,560,815
Western Union Co. (The)
    5.253%, 04/01/20.......................................  2,283       2,332,180
WestRock MWV LLC
    8.200%, 01/15/30....................................... 19,367      24,725,705
Whirlpool Corp.
    4.700%, 06/01/22.......................................  1,920       1,968,707
    3.700%, 05/01/25....................................... 15,463      14,765,006
Williams Cos., Inc. (The)
    4.000%, 09/15/25....................................... 12,364      11,951,449
    3.750%, 06/15/27.......................................  7,863       7,322,042
Wisconsin Electric Power Co.
    3.100%, 06/01/25.......................................  3,200       3,039,899
Wm Wrigley Jr Co.
W   2.900%, 10/21/19.......................................    174         173,575
Xerox Corp.
    4.070%, 03/17/22.......................................  1,125       1,073,250
    3.800%, 05/15/24.......................................  4,290       3,796,007
Zimmer Biomet Holdings, Inc.
    3.550%, 04/01/25.......................................  5,634       5,314,991
Zoetis, Inc.
    3.000%, 09/12/27....................................... 26,275      23,949,102
                                                                    --------------
TOTAL UNITED STATES........................................          3,589,846,501
                                                                    --------------
TOTAL BONDS................................................          4,755,348,013
                                                                    --------------
U.S. TREASURY OBLIGATIONS -- (24.6%)
U.S. Treasury Bonds
    8.125%, 05/15/21.......................................  6,590       7,422,052
    7.250%, 08/15/22....................................... 28,625      33,001,263
    6.250%, 08/15/23....................................... 51,143      58,577,058
    7.500%, 11/15/24....................................... 24,371      30,339,618
    6.875%, 08/15/25....................................... 39,904      49,177,373
    6.000%, 02/15/26....................................... 44,152      52,583,402
    6.750%, 08/15/26....................................... 38,863      48,701,840
    6.625%, 02/15/27....................................... 44,651      56,122,218
    6.125%, 11/15/27....................................... 29,406      36,281,295
    5.250%, 11/15/28....................................... 10,442      12,307,402
    5.250%, 02/15/29....................................... 99,685     117,830,785
    6.125%, 08/15/29....................................... 25,585      32,454,592
    6.250%, 05/15/30....................................... 25,710      33,315,799
    5.375%, 02/15/31....................................... 95,000     116,044,727
U.S. Treasury Notes
    3.125%, 05/15/21....................................... 25,000      25,132,812
    1.125%, 07/31/21....................................... 24,711      23,542,340
    1.250%, 10/31/21....................................... 49,423      47,044,042
    2.000%, 10/31/21....................................... 54,125      52,678,653
    1.625%, 08/15/22....................................... 88,961      84,707,171
    2.125%, 12/31/22....................................... 24,711      23,890,808
    1.500%, 02/28/23....................................... 76,309      71,753,742
    1.500%, 03/31/23....................................... 86,984      81,696,722
    1.750%, 05/15/23....................................... 43,203      40,965,314

                                                             FACE
                                                            AMOUNT^     VALUE+
                                                            ------- --------------
                                                             (000)
    1.250%, 07/31/23.......................................  39,538 $   36,524,772
    2.750%, 02/15/24.......................................  70,834     69,957,074
    2.500%, 05/15/24.......................................  86,868     84,584,517
    2.250%, 11/15/24.......................................  67,709     64,762,505
    2.000%, 02/15/25.......................................  44,711     42,019,889
    2.125%, 05/15/25....................................... 123,730    116,861,641
    2.875%, 05/31/25.......................................  25,000     24,726,562
    2.000%, 08/15/25....................................... 150,000    140,156,250
    2.250%, 11/15/25.......................................  98,895     93,726,192
    1.625%, 02/15/26.......................................  64,249     58,150,636
    1.625%, 05/15/26....................................... 125,533    113,215,255
    1.500%, 08/15/26....................................... 103,787     92,362,589
    2.250%, 11/15/27....................................... 109,018    101,442,380
                                                                    --------------
TOTAL U.S. TREASURY OBLIGATIONS............................          2,174,061,290
                                                                    --------------
AGENCY OBLIGATIONS -- (17.8%)
Federal Farm Credit Bank
    4.670%, 05/07/20.......................................   1,658      1,702,910
    5.350%, 08/07/20.......................................   1,984      2,067,144
    3.650%, 12/21/20.......................................  13,026     13,209,575
    5.250%, 03/02/21.......................................   1,806      1,897,781
    5.220%, 02/22/22.......................................   1,480      1,582,315
    5.210%, 12/19/22.......................................   6,276      6,800,485
    4.800%, 02/13/23.......................................     576        615,778
    5.250%, 03/06/23.......................................   1,776      1,932,430
    5.220%, 05/15/23.......................................  14,240     15,521,287
    2.630%, 08/03/26.......................................   5,760      5,460,215
    5.770%, 01/05/27.......................................   1,920      2,238,246
Federal Home Loan Bank
    1.875%, 03/13/20.......................................   7,260      7,168,764
    4.125%, 03/13/20.......................................  16,560     16,839,814
    3.000%, 03/18/20.......................................   5,350      5,361,487
    3.375%, 06/12/20.......................................   8,435      8,500,650
    2.875%, 09/11/20.......................................   4,355      4,349,408
    4.625%, 09/11/20.......................................   7,590      7,818,869
    3.125%, 12/11/20.......................................   1,775      1,782,286
    5.250%, 12/11/20.......................................   2,235      2,338,438
    1.750%, 03/12/21.......................................  11,970     11,652,855
    5.000%, 03/12/21.......................................   1,535      1,607,454
#   2.250%, 06/11/21.......................................  20,725     20,377,483
    3.625%, 06/11/21.......................................   2,970      3,018,070
    5.625%, 06/11/21.......................................  10,945     11,659,205
    2.375%, 09/10/21.......................................  11,650     11,449,655
    3.000%, 09/10/21.......................................   9,245      9,239,758
    2.625%, 12/10/21.......................................  31,855     31,498,797
    5.000%, 12/10/21.......................................  13,470     14,280,248
    2.250%, 03/11/22.......................................   2,960      2,886,367
    2.500%, 03/11/22.......................................   3,255      3,203,405
    5.250%, 06/10/22.......................................   2,440      2,624,374
    5.750%, 06/10/22.......................................   5,775      6,310,036
#   2.000%, 09/09/22.......................................   4,805      4,623,193
    5.375%, 09/30/22.......................................  18,760     20,336,140
    5.250%, 12/09/22.......................................   4,440      4,812,791

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
    4.750%, 03/10/23.......................................  14,565 $ 15,550,439
    3.250%, 06/09/23.......................................  10,360   10,427,309
    2.500%, 12/08/23.......................................   9,885    9,610,029
    3.250%, 03/08/24.......................................  29,405   29,562,787
    2.875%, 06/14/24.......................................   4,845    4,777,911
    5.375%, 08/15/24.......................................   5,490    6,124,457
    5.365%, 09/09/24.......................................     600      665,411
    2.875%, 09/13/24.......................................  67,240   66,133,566
    2.750%, 12/13/24.......................................  75,120   73,143,743
    4.375%, 03/13/26.......................................   5,950    6,333,174
    5.750%, 06/12/26.......................................  11,775   13,672,200
    3.250%, 06/09/28.......................................  10,000    9,801,830
Federal Home Loan Mortgage Corp.
#   6.750%, 09/15/29.......................................  18,505   24,011,718
    6.750%, 03/15/31.......................................  22,231   29,430,487
    6.250%, 07/15/32.......................................  30,757   39,859,288
Federal National Mortgage Association
    1.250%, 05/06/21.......................................   4,942    4,741,849
#   2.000%, 01/05/22.......................................  22,734   22,040,158
    2.375%, 01/19/23.......................................  38,550   37,524,840
    2.625%, 09/06/24....................................... 151,431  147,061,610
    2.125%, 04/24/26....................................... 101,970   94,417,592
#   1.875%, 09/24/26....................................... 150,229  135,775,017

                                                               FACE
                                                              AMOUNT^       VALUE+
                                                             ---------- --------------
                                                               (000)
     6.250%, 05/15/29.......................................     57,206 $   71,337,083
     7.125%, 01/15/30.......................................     17,749     23,755,386
     7.250%, 05/15/30.......................................     21,301     28,895,318
     6.625%, 11/15/30.......................................    110,212    143,787,755
Tennessee Valley Authority
     3.875%, 02/15/21.......................................     31,374     31,982,311
#    1.875%, 08/15/22.......................................     37,801     36,272,441
#    2.875%, 09/15/24.......................................     65,279     64,144,582
     6.750%, 11/01/25.......................................     25,327     30,746,446
#    2.875%, 02/01/27.......................................     31,804     30,512,503
#    7.125%, 05/01/30.......................................     42,633     56,996,953
                                                                        --------------
TOTAL AGENCY OBLIGATIONS....................................             1,565,863,906
                                                                        --------------
TOTAL INVESTMENT SECURITIES.................................             8,495,273,209
                                                                        --------------

                                                              SHARES        VALUE
                                                             ---------- --------------
SECURITIES LENDING COLLATERAL -- (3.7%)
@(S) DFA Short Term Investment Fund......................... 28,364,115    328,172,813
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $9,192,944,214).........            $8,823,446,022
                                                                        ==============

As of October 31, 2018, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                               UNREALIZED
                                                                                 FOREIGN
                                                                                EXCHANGE
                                                                   SETTLEMENT APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ---------------- ----------------------------- ---------- --------------
USD    73,289,187   EUR   62,713,636 JP Morgan                      12/06/18   $2,062,291
USD    87,516,482   SEK  777,473,673 Citibank, N.A.                 01/11/19    1,955,294
USD    22,998,156   CAD   29,915,111 National Australia Bank Ltd.   01/18/19      236,871
                                                                               -----------
TOTAL APPRECIATION                                                             $4,254,456
                                                                               ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Bonds
   Australia.........................   --    $139,205,644   --    $139,205,644
   Belgium...........................   --      28,624,080   --      28,624,080
   Canada............................   --     107,600,482   --     107,600,482
   Denmark...........................   --      34,057,180   --      34,057,180
   France............................   --      65,884,747   --      65,884,747

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ---------------------------------------------
                                           LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                           ------- -------------- ------- --------------
   Germany................................   --    $   79,459,313   --    $   79,459,313
   Ireland................................   --         5,518,433   --         5,518,433
   Italy..................................   --        11,705,616   --        11,705,616
   Japan..................................   --       100,577,963   --       100,577,963
   Luxembourg.............................   --        35,086,337   --        35,086,337
   Netherlands............................   --       121,371,725   --       121,371,725
   Norway.................................   --        10,073,593   --        10,073,593
   Spain..................................   --        59,720,476   --        59,720,476
   Supranational Organization Obligations.   --         2,366,162   --         2,366,162
   Sweden.................................   --        96,419,767   --        96,419,767
   Switzerland............................   --        68,207,121   --        68,207,121
   United Kingdom.........................   --       199,622,873   --       199,622,873
   United States..........................   --     3,589,846,501   --     3,589,846,501
Agency Obligations........................   --     1,565,863,906   --     1,565,863,906
U.S. Treasury Obligations.................   --     2,174,061,290   --     2,174,061,290
Securities Lending Collateral.............   --       328,172,813   --       328,172,813
Forward Currency Contracts**..............   --         4,254,456   --         4,254,456
                                             --    --------------   --    --------------
TOTAL.....................................   --    $8,827,700,478   --    $8,827,700,478
                                             ==    ==============   ==    ==============

    ** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DFA DIVERSIFIED FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------ ------------
                                                  (000)
                                                  ------
           U.S. TREASURY OBLIGATIONS --(18.6%)
           Treasury Inflation Protected Security
              0.125%, 04/15/20................... 35,407 $ 37,461,811
              0.125%, 04/15/21................... 25,686   26,625,315
              0.125%, 01/15/22...................  4,000    4,324,333
              0.125%, 04/15/22................... 17,400   17,431,996
              0.125%, 01/15/23................... 12,800   13,456,704
              0.625%, 01/15/24...................  7,400    7,824,893
              2.375%, 01/15/25................... 24,373   35,130,877
              0.625%, 01/15/26...................  5,150    5,280,268
                                                         ------------
           TOTAL U.S. TREASURY OBLIGATIONS.......         147,536,197
                                                         ------------

                                                                                             SHARES
                                                                                           ----------
AFFILIATED INVESTMENT COMPANIES -- (81.4%)
   Investment in DFA Intermediate Government Fixed Income Portfolio of DFA Investment
     Dimensions Group Inc................................................................. 34,070,950  404,762,881
   Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions
     Group Inc............................................................................ 24,473,913  243,515,436
                                                                                                      ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES......................................             648,278,317
                                                                                                      ------------
TOTAL INVESTMENT SECURITIES...............................................................             795,814,514
                                                                                                      ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
   State Street Institutional U.S. Government Money Market Fund 2.090%....................    290,015      290,015
                                                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $817,842,940).....................................................................            $796,104,529
                                                                                                      ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------
                                   LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                 ------------ ------------ ------- ------------
U.S. Treasury Obligations.......           -- $147,536,197   --    $147,536,197
Affiliated Investment Companies. $648,278,317           --   --     648,278,317
Temporary Cash Investments......      290,015           --   --         290,015
                                 ------------ ------------   --    ------------
TOTAL........................... $648,568,332 $147,536,197   --    $796,104,529
                                 ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                              DFA LTIP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                            FACE
                                                        AMOUNT^(+/-)    VALUE+
                                                        ------------ ------------
                                                           (000)
                                                        ------------
U.S. TREASURY OBLIGATIONS -- (100.0%)
Treasury Inflation Protected Security
   0.750%, 02/15/45....................................    17,781    $ 16,653,430
   1.000%, 02/15/46....................................    50,840      50,215,198
   0.875%, 02/15/47....................................    53,695      50,299,982
   1.000%, 02/15/48....................................    53,150      50,306,242
                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS........................               167,474,852
                                                                     ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $182,846,269)......              $167,474,852
                                                                     ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------
                                                        LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                                        ------- ------------ ------- ------------
U.S. Treasury Obligations..............................   --    $167,474,852   --    $167,474,852
                                                          --    ------------   --    ------------
TOTAL..................................................   --    $167,474,852   --    $167,474,852
                                                          ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                 FACE
                                              AMOUNT(+/-)     VALUE+
                                              ----------- --------------
                                                 (000)
                                              -----------
       U.S. TREASURY OBLIGATIONS -- (99.9%)
       Treasury Inflation Protected Security
          0.125%, 07/15/24...................    15,000   $   15,176,717
          0.250%, 01/15/25...................   367,000      371,226,430
          2.375%, 01/15/25...................   199,500      287,552,775
          0.375%, 07/15/25...................   340,000      346,123,662
          0.625%, 01/15/26...................   435,000      446,003,211
          2.000%, 01/15/26...................   210,800      284,330,462
          0.125%, 07/15/26...................   413,700      405,003,824
          0.375%, 01/15/27...................   490,000      481,431,538
          2.375%, 01/15/27...................   167,500      229,863,029
          0.375%, 07/15/27...................   515,500      500,030,939
          0.500%, 01/15/28...................    13,100       12,652,233
          1.750%, 01/15/28...................   206,700      262,098,966
          3.625%, 04/15/28...................   137,500      261,544,000
          2.500%, 01/15/29...................   165,500      219,517,192
          3.875%, 04/15/29...................   131,745      255,522,071
          3.375%, 04/15/32...................    54,000       97,449,225
                                                          --------------
       TOTAL U.S. TREASURY OBLIGATIONS.......              4,475,526,274
                                                          --------------

                                                                         SHARES
                                                                        ---------
TEMPORARY CASH INVESTMENTS -- (0.1%)
   State Street Institutional U.S. Government Money Market Fund 2.090%. 6,554,707      6,554,707
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,621,505,277)................................................           $4,482,080,981
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ------------------------------------------------
                                                         LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                        ---------- -------------- ------- --------------
U.S. Treasury Obligations..............................         -- $4,475,526,274   --    $4,475,526,274
Temporary Cash Investments............................. $6,554,707             --   --         6,554,707
                                                        ---------- --------------   --    --------------
TOTAL.................................................. $6,554,707 $4,475,526,274   --    $4,482,080,981
                                                        ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-DURATION REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
BONDS -- (92.4%)
AUSTRALIA -- (4.3%)
ASB Finance, Ltd.
    0.500%, 06/10/22................................... EUR  3,800  $ 4,306,202
Australia & New Zealand Banking Group, Ltd.
    2.550%, 11/23/21...................................      2,700    2,614,061
    2.625%, 05/19/22...................................        250      241,119
Commonwealth Bank of Australia
W   2.750%, 03/10/22...................................      7,974    7,734,448
    2.750%, 03/10/22...................................        200      193,992
    0.500%, 07/11/22................................... EUR  2,500    2,841,624
Macquarie Group, Ltd.
W   3.000%, 12/03/18...................................      5,174    5,175,449
National Australia Bank, Ltd.
    2.800%, 01/10/22...................................     15,000   14,611,098
    0.875%, 01/20/22................................... EUR  1,700    1,957,151
    2.500%, 05/22/22...................................      1,635    1,564,417
    0.350%, 09/07/22................................... EUR  1,600    1,804,250
Westpac Banking Corp.
    2.600%, 11/23/20...................................      3,000    2,956,442
    2.100%, 05/13/21...................................        461      444,796
#   2.800%, 01/11/22...................................     16,749   16,316,291
    0.250%, 01/17/22................................... EUR    450      508,265
                                                                    -----------
TOTAL AUSTRALIA........................................              63,269,605
                                                                    -----------
AUSTRIA -- (0.6%)
Republic of Austria Government Bond
W   0.000%, 07/15/23................................... EUR  8,000    9,093,932
                                                                    -----------
CANADA -- (11.8%)
Bank of Montreal
    2.375%, 01/25/19...................................         24       23,983
    1.900%, 08/27/21...................................      7,000    6,710,197
Bank of Nova Scotia (The)
    2.350%, 10/21/20...................................     11,405   11,216,566
Canadian Imperial Bank of Commerce
    2.550%, 06/16/22...................................      2,500    2,404,756
Canadian Natural Resources, Ltd.
    2.950%, 01/15/23...................................      4,500    4,332,110
CPPIB Capital, Inc.
W   2.250%, 01/25/22...................................      2,000    1,941,356
Enbridge, Inc.
    2.900%, 07/15/22...................................      3,010    2,905,694
Export Development Canada
    1.375%, 10/21/21...................................      5,000    4,759,571
Husky Energy, Inc.
    3.950%, 04/15/22...................................      1,250    1,253,605

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
CANADA -- (Continued)
Province of British Columbia Canada
#   2.650%, 09/22/21..................................      5,000  $  4,933,671
#   2.000%, 10/23/22..................................      8,890     8,492,826
Province of Manitoba Canada
    2.125%, 05/04/22..................................      8,500     8,157,199
Province of Ontario Canada
    4.000%, 06/02/21.................................. CAD  5,200     4,086,095
    2.500%, 09/10/21..................................      3,221     3,155,844
    2.400%, 02/08/22..................................      6,000     5,832,114
    1.350%, 03/08/22.................................. CAD  2,400     1,743,890
    2.250%, 05/18/22..................................      5,000     4,822,062
    3.150%, 06/02/22.................................. CAD 13,000    10,001,937
Province of Quebec Canada
    4.250%, 12/01/21.................................. CAD  5,000     3,977,515
#   2.375%, 01/31/22..................................      6,000     5,839,734
Royal Bank of Canada
    2.350%, 10/30/20..................................      6,000     5,891,616
    1.583%, 09/13/21.................................. CAD  6,000     4,373,672
    1.968%, 03/02/22.................................. CAD  2,300     1,684,366
    2.000%, 03/21/22.................................. CAD 11,000     8,057,085
Toronto-Dominion Bank (The)
    2.500%, 12/14/20..................................     16,681    16,424,138
#   2.550%, 01/25/21..................................      8,200     8,067,442
    1.994%, 03/23/22.................................. CAD  6,300     4,620,830
    3.005%, 05/30/23.................................. CAD  5,000     3,762,885
    0.625%, 07/20/23.................................. EUR  4,800     5,458,838
Total Capital Canada, Ltd.
    1.125%, 03/18/22.................................. EUR  5,000     5,863,448
Toyota Credit Canada, Inc.
    2.020%, 02/28/22.................................. CAD  8,500     6,214,307
    2.350%, 07/18/22.................................. CAD  3,000     2,205,340
    2.700%, 01/25/23.................................. CAD  4,000     2,961,571
                                                                   ------------
TOTAL CANADA..........................................              172,176,263
                                                                   ------------
DENMARK -- (0.2%)
Danske Bank A.S.
#W  2.750%, 09/17/20..................................      3,000     2,945,417
                                                                   ------------
FINLAND -- (0.9%)
Municipality Finance P.L.C.
    2.375%, 03/15/22..................................        650       633,263
Nordea Bank AB
W   2.250%, 05/27/21..................................      3,800     3,665,379
    0.300%, 06/30/22.................................. EUR  1,000     1,131,728
Nordea Bank Abp
W   2.500%, 09/17/20..................................      4,000     3,928,696
OP Corporate Bank P.L.C.
    0.375%, 08/29/23.................................. EUR  3,000     3,355,436
                                                                   ------------
TOTAL FINLAND.........................................               12,714,502
                                                                   ------------

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
FRANCE -- (3.6%)
Agence Francaise de Developpement
    0.500%, 10/25/22................................... EUR    500  $   575,494
BNP Paribas SA
#   2.375%, 05/21/20...................................        500      493,260
BPCE SA
#   2.500%, 07/15/19...................................      1,650    1,642,186
    2.650%, 02/03/21...................................      1,300    1,274,018
Caisse d'Amortissement de la Dette Sociale
    0.500%, 05/25/23................................... EUR  4,500    5,195,807
Dexia Credit Local SA
    1.875%, 09/15/21...................................      2,000    1,923,812
    0.250%, 06/02/22................................... EUR    350      399,103
    0.750%, 01/25/23................................... EUR  7,750    8,983,279
    0.250%, 06/01/23................................... EUR  5,400    6,115,615
Electricite de France SA
W   2.350%, 10/13/20...................................      1,000      980,792
French Republic Government Bond OAT
    1.750%, 05/25/23................................... EUR  5,300    6,509,632
Pernod Ricard SA
W   5.750%, 04/07/21...................................      5,000    5,235,970
Sanofi
    4.000%, 03/29/21...................................      3,290    3,339,224
    0.500%, 03/21/23................................... EUR  5,900    6,744,846
Total Capital International SA
    2.750%, 06/19/21...................................      2,000    1,974,920
    0.250%, 07/12/23................................... EUR  1,500    1,693,313
                                                                    -----------
TOTAL FRANCE...........................................              53,081,271
                                                                    -----------
GERMANY -- (4.9%)
Bayer U.S. Finance II LLC
W   1.850%, 11/15/18...................................      2,155    2,154,180
Bayer U.S. Finance LLC
W   2.375%, 10/08/19...................................      2,500    2,480,195
Deutsche Bank AG
    2.950%, 08/20/20...................................      1,900    1,861,992
FMS Wertmanagement
    1.375%, 06/08/21...................................      9,000    8,619,333
Kreditanstalt fuer Wiederaufbau
    1.875%, 06/30/20...................................      4,000    3,928,711
    2.750%, 09/08/20...................................      2,000    1,990,848
    0.000%, 12/15/22................................... EUR 20,500   23,254,393
    0.125%, 06/07/23................................... EUR  3,400    3,865,837
    0.000%, 09/15/23................................... EUR  2,000    2,254,133
Landwirtschaftliche Rentenbank
    0.050%, 06/12/23................................... EUR  7,500    8,479,213
NRW Bank
    0.000%, 08/10/22................................... EUR  3,500    3,966,219
    0.125%, 07/07/23................................... EUR  2,400    2,712,788

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
GERMANY -- (Continued)
State of North Rhine- Westphalia Germany
    0.200%, 04/17/23................................... EUR  1,000  $ 1,138,509
Volkswagen Group of America Finance LLC
W   2.400%, 05/22/20...................................      4,000    3,926,518
                                                                    -----------
TOTAL GERMANY..........................................              70,632,869
                                                                    -----------
IRELAND -- (0.4%)
GE Capital European Funding Un, Ltd. Co.
    0.800%, 01/21/22................................... EUR  2,400    2,717,317
GE Capital International Funding Co., Unlimited Co.
#   2.342%, 11/15/20...................................      3,323    3,220,989
                                                                    -----------
TOTAL IRELAND..........................................               5,938,306
                                                                    -----------
ITALY -- (0.4%)
Intesa Sanpaolo SpA
W   3.125%, 07/14/22...................................      5,700    5,178,150
                                                                    -----------
JAPAN -- (1.3%)
Daiwa Securities Group, Inc.
W   3.129%, 04/19/22...................................      1,770    1,728,244
Mizuho Bank, Ltd.
W   2.700%, 10/20/20...................................      1,000      984,667
MUFG Bank, Ltd.
W   2.300%, 03/05/20...................................      3,900    3,848,671
Nissan Motor Acceptance Corp.
W   2.125%, 03/03/20...................................      2,250    2,210,677
Nomura Holdings, Inc.
    2.750%, 03/19/19...................................      1,500    1,499,385
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19...................................      2,673    2,671,056
    2.450%, 01/16/20...................................      2,000    1,980,033
Sumitomo Mitsui Financial Group, Inc.
    2.058%, 07/14/21...................................        400      384,114
Toyota Motor Credit Corp.
    2.100%, 01/17/19...................................      3,526    3,523,212
                                                                    -----------
TOTAL JAPAN............................................              18,830,059
                                                                    -----------
LUXEMBOURG -- (1.8%)
Allergan Funding SCS
    3.450%, 03/15/22...................................      6,800    6,688,437
European Financial Stability Facility
    0.000%, 11/17/22................................... EUR  9,842   11,160,141
    0.125%, 10/17/23................................... EUR  1,000    1,129,454

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
LUXEMBOURG -- (Continued)
Novartis Finance SA
    0.500%, 08/14/23................................... EUR  3,000  $ 3,430,035
    0.125%, 09/20/23................................... EUR  3,000    3,359,894
                                                                    -----------
TOTAL LUXEMBOURG.......................................              25,767,961
                                                                    -----------
NETHERLANDS -- (6.2%)
BNG Bank NV
W   2.375%, 02/01/22...................................     19,932   19,439,998
    2.375%, 02/01/22...................................     12,000   11,703,792
    0.050%, 07/11/23................................... EUR  9,000   10,152,701
Cooperatieve Rabobank UA
    4.500%, 01/11/21...................................      3,000    3,063,334
    2.750%, 01/10/22...................................      5,000    4,860,474
    4.000%, 01/11/22................................... EUR  2,950    3,743,553
Deutsche Telekom International Finance BV
    6.000%, 07/08/19...................................        259      263,968
W   1.500%, 09/19/19...................................      5,570    5,486,827
Enel Finance International NV
W   2.875%, 05/25/22...................................      1,500    1,412,985
ING Bank NV
W   2.750%, 03/22/21...................................      3,000    2,941,592
Mondelez International Holdings Netherlands BV
W   2.000%, 10/28/21...................................      2,258    2,149,350
Shell International Finance BV
    2.125%, 05/11/20...................................      2,200    2,170,324
    1.875%, 05/10/21...................................     10,000    9,663,155
    1.750%, 09/12/21...................................     11,000   10,542,982
    1.000%, 04/06/22................................... EUR  2,000    2,332,505
                                                                    -----------
TOTAL NETHERLANDS......................................              89,927,540
                                                                    -----------
NEW ZEALAND -- (0.0%)
ANZ New Zealand International, Ltd.
    0.400%, 03/01/22................................... EUR    200      226,091
                                                                    -----------
NORWAY -- (0.3%)
Kommunalbanken A.S.
    2.250%, 01/25/22...................................      5,000    4,860,010
                                                                    -----------
SINGAPORE -- (0.1%)
Flex, Ltd.
    5.000%, 02/15/23...................................      1,000    1,005,556
                                                                    -----------
SPAIN -- (0.4%)
Banco Santander SA
#   3.848%, 04/12/23...................................      2,000    1,935,628
Telefonica Emisiones SAU
    5.134%, 04/27/20...................................      4,250    4,350,983
                                                                    -----------
TOTAL SPAIN............................................               6,286,611
                                                                    -----------

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.2%)
Asian Development Bank
    2.000%, 02/16/22...................................       3,000 $ 2,897,688
Council Of Europe Development Bank
    0.125%, 05/25/23................................... EUR   8,500   9,653,137
European Investment Bank
    1.625%, 12/15/20...................................       3,000   2,914,138
    2.000%, 03/15/21...................................       7,000   6,832,669
#   1.375%, 09/15/21...................................      11,500  10,965,552
    0.000%, 10/16/23................................... EUR   2,000   2,250,411
European Stability Mechanism
    0.000%, 10/18/22................................... EUR  13,950  15,806,634
    0.100%, 07/31/23................................... EUR  14,500  16,408,123
International Bank for Reconstruction & Development
    1.625%, 03/09/21...................................       4,000   3,874,872
Nordic Investment Bank
    2.125%, 02/01/22...................................       5,000   4,849,360
                                                                    -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS...........              76,452,584
                                                                    -----------
SWEDEN -- (5.0%)
Kommuninvest I Sverige AB
    0.250%, 06/01/22................................... SEK 185,000  20,127,553
    0.750%, 02/22/23................................... SEK 170,000  18,722,246
Svenska Handelsbanken AB
    2.500%, 01/25/19...................................         358     357,792
    1.875%, 09/07/21...................................         447     426,784
    0.250%, 02/28/22................................... EUR   1,900   2,152,813
Swedbank AB
    0.300%, 09/06/22................................... EUR   3,000   3,387,132
Sweden Government Bond
    3.500%, 06/01/22................................... SEK 225,500  27,861,496
                                                                    -----------
TOTAL SWEDEN...........................................              73,035,816
                                                                    -----------
SWITZERLAND -- (0.1%)
Credit Suisse AG
    2.300%, 05/28/19...................................         625     622,977
    3.000%, 10/29/21...................................         480     472,521
                                                                    -----------
TOTAL SWITZERLAND......................................               1,095,498
                                                                    -----------
UNITED KINGDOM -- (2.5%)
AstraZeneca P.L.C.
    2.375%, 11/16/20...................................       5,071   4,978,374
Barclays P.L.C.
    2.750%, 11/08/19...................................       2,000   1,986,044
    3.250%, 01/12/21...................................       1,500   1,477,587
BAT International Finance P.L.C.
W   3.250%, 06/07/22...................................       7,900   7,727,598

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED KINGDOM -- (Continued)
BP Capital Markets P.L.C.
    4.500%, 10/01/20.....................................    3,750  $ 3,831,795
British Telecommunications P.L.C.
    2.350%, 02/14/19.....................................      700      698,576
HSBC Holdings P.L.C.
    4.000%, 03/30/22.....................................      700      706,349
    3.600%, 05/25/23.....................................      775      763,449
HSBC USA, Inc.
    2.375%, 11/13/19.....................................    3,281    3,256,156
Lloyds Banking Group P.L.C.
    3.100%, 07/06/21.....................................    1,156    1,134,546
    3.000%, 01/11/22.....................................    1,000      971,137
Santander UK Group Holdings P.L.C.
    2.875%, 08/05/21.....................................      750      726,594
Santander UK P.L.C.
    2.500%, 03/14/19.....................................      600      599,439
    2.375%, 03/16/20.....................................    4,600    4,542,782
Vodafone Group P.L.C.
#   2.500%, 09/26/22.....................................    2,500    2,377,620
                                                                    -----------
TOTAL UNITED KINGDOM.....................................            35,778,046
                                                                    -----------
UNITED STATES -- (42.4%)
Abbott Laboratories
    2.800%, 09/15/20.....................................    3,500    3,470,127
AbbVie, Inc.
    2.500%, 05/14/20.....................................    6,000    5,921,584
    2.900%, 11/06/22.....................................    1,000      968,103
Aetna, Inc.
    2.200%, 03/15/19.....................................      340      339,297
Aflac, Inc.
    2.400%, 03/16/20.....................................      307      303,922
Agilent Technologies, Inc.
    3.200%, 10/01/22.....................................    2,000    1,952,486
Airgas, Inc.
    2.375%, 02/15/20.....................................    4,000    3,953,400
Allergan Finance LLC
    3.250%, 10/01/22.....................................    2,300    2,232,785
Altria Group, Inc.
    4.750%, 05/05/21.....................................      500      514,239
Amazon.com, Inc.
    2.600%, 12/05/19.....................................    2,700    2,691,491
American Express Co.
    2.500%, 08/01/22.....................................    7,383    7,056,983
American Express Credit Corp.
    2.375%, 05/26/20.....................................      800      788,888
American Honda Finance Corp.
    2.450%, 09/24/20.....................................    3,000    2,959,116

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
American International Group, Inc.
    2.300%, 07/16/19....................................      2,062  $2,052,184
    3.375%, 08/15/20....................................      3,000   2,994,372
    6.400%, 12/15/20....................................      2,475   2,612,179
    3.300%, 03/01/21....................................        500     494,938
    4.875%, 06/01/22....................................        600     617,359
Ameriprise Financial, Inc.
    5.300%, 03/15/20....................................      1,000   1,027,747
Amphenol Corp.
    2.550%, 01/30/19....................................      3,800   3,796,750
Anheuser-Busch InBev Finance, Inc.
    2.625%, 01/17/23....................................      3,000   2,841,383
Anthem, Inc.
    3.125%, 05/15/22....................................      1,000     977,483
    3.300%, 01/15/23....................................        825     807,066
Aon Corp.
    5.000%, 09/30/20....................................      2,710   2,789,001
Apache Corp.
    3.250%, 04/15/22....................................        500     489,376
#   2.625%, 01/15/23....................................      2,069   1,961,088
Apple, Inc.
    2.250%, 02/23/21....................................      5,000   4,900,982
    2.500%, 02/09/22....................................      7,828   7,628,241
    2.300%, 05/11/22....................................      7,500   7,238,181
    2.700%, 05/13/22....................................      4,362   4,266,093
#   2.100%, 09/12/22....................................      5,000   4,770,903
    1.000%, 11/10/22.................................... EUR  2,700   3,170,051
Assurant, Inc.
    4.000%, 03/15/23....................................      3,000   2,966,546
AT&T, Inc.
    5.800%, 02/15/19....................................      2,444   2,463,562
    2.450%, 06/30/20....................................      1,331   1,310,478
#   4.600%, 02/15/21....................................      1,000   1,019,704
    3.000%, 06/30/22....................................        620     601,477
AutoZone, Inc.
    3.700%, 04/15/22....................................        750     751,283
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor,
  Inc.
    2.773%, 12/15/22....................................      3,000   2,889,507
Baltimore Gas & Electric Co.
    3.350%, 07/01/23....................................        610     601,675
Bank of America Corp.
    2.600%, 01/15/19....................................        730     729,642
    2.625%, 10/19/20....................................      2,500   2,466,116
Bank of New York Mellon Corp. (The)
    4.600%, 01/15/20....................................        680     691,522
    2.150%, 02/24/20....................................      1,200   1,185,816
    3.500%, 04/28/23....................................      2,000   1,987,477
Bayer U.S. Finance II LLC
W   2.125%, 07/15/19....................................      2,550   2,530,583

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
BB&T Corp.
    2.050%, 05/10/21...................................        731  $   706,778
    2.750%, 04/01/22...................................      1,090    1,061,366
Berkshire Hathaway, Inc.
    0.750%, 03/16/23................................... EUR    600      685,509
Biogen, Inc.
    2.900%, 09/15/20...................................      1,500    1,485,664
    3.625%, 09/15/22...................................      4,500    4,490,712
BMW US Capital LLC
W   3.450%, 04/12/23...................................      2,000    1,973,510
Booking Holdings, Inc.
#   2.750%, 03/15/23...................................      4,500    4,301,952
Boston Scientific Corp.
    6.000%, 01/15/20...................................        500      515,397
Bristol-Myers Squibb Co.
    1.750%, 03/01/19...................................        500      498,470
Buckeye Partners L.P.
    2.650%, 11/15/18...................................        261      260,945
Bunge, Ltd. Finance Corp.
    3.000%, 09/25/22...................................      1,100    1,052,308
Campbell Soup Co.
    3.650%, 03/15/23...................................      4,000    3,878,085
Capital One Bank USA NA
    2.300%, 06/05/19...................................      2,000    1,992,106
Capital One Financial Corp.
    3.200%, 01/30/23...................................      6,000    5,807,847
Cardinal Health, Inc.
    4.625%, 12/15/20...................................      1,000    1,020,998
Caterpillar Financial Services Corp.
#   1.700%, 08/09/21...................................      1,000      957,339
    2.625%, 03/01/23...................................        500      480,585
CBS Corp.
    2.300%, 08/15/19...................................      2,000    1,987,187
Celgene Corp.
    2.750%, 02/15/23...................................      5,500    5,231,362
Chevron Corp.
#   2.419%, 11/17/20...................................      5,800    5,718,111
    2.100%, 05/16/21...................................      1,375    1,334,475
    2.498%, 03/03/22...................................     12,400   12,060,374
Chubb INA Holdings, Inc.
    2.300%, 11/03/20...................................        425      416,756
Church & Dwight Co., Inc.
    2.875%, 10/01/22...................................      1,000      970,085
Cisco Systems, Inc.
    2.200%, 02/28/21...................................      3,000    2,928,481
    1.850%, 09/20/21...................................     14,000   13,448,772
Citigroup, Inc.
    2.050%, 06/07/19...................................      3,000    2,982,279
    2.400%, 02/18/20...................................      3,000    2,967,090
Citizens Bank N.A.
    3.700%, 03/29/23...................................      8,178    8,090,755
CMS Energy Corp.
    5.050%, 03/15/22...................................      2,549    2,649,583

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
CNA Financial Corp.
    5.875%, 08/15/20......................................    1,790  $1,863,582
    5.750%, 08/15/21......................................      880     927,135
Coca-Cola Co. (The).......................................
    1.550%, 09/01/21......................................    2,500   2,390,268
    3.300%, 09/01/21......................................    1,000   1,006,232
Comcast Corp.
#   5.150%, 03/01/20......................................    1,900   1,947,449
Comerica, Inc.
    2.125%, 05/23/19......................................    1,450   1,443,182
Conagra Brands, Inc.
    3.200%, 01/25/23......................................      667     644,360
Constellation Brands, Inc.
    2.700%, 05/09/22......................................    5,000   4,804,022
    3.200%, 02/15/23......................................    1,706   1,653,485
Cox Communications, Inc.
W   3.250%, 12/15/22......................................      375     363,734
CVS Health Corp.
    2.250%, 08/12/19......................................    2,500   2,484,701
    2.125%, 06/01/21......................................      500     481,935
    2.750%, 12/01/22......................................    2,500   2,389,605
Daimler Finance North America LLC
W   2.700%, 08/03/20......................................    3,085   3,040,120
Discovery Communications LLC
W   2.750%, 11/15/19......................................    2,369   2,352,214
Dollar General Corp.
    3.250%, 04/15/23......................................    2,320   2,253,414
Dollar Tree, Inc.
    3.700%, 05/15/23......................................    4,882   4,758,626
Dominion Energy, Inc.
    2.500%, 12/01/19......................................    3,500   3,478,848
Dow Chemical Co. (The)
    3.000%, 11/15/22......................................    2,000   1,942,368
DTE Energy Co.
    2.400%, 12/01/19......................................    4,000   3,958,734
    3.300%, 06/15/22......................................      503     495,115
E*TRADE Financial Corp.
    2.950%, 08/24/22......................................    8,280   7,980,117
eBay, Inc.
    2.200%, 08/01/19......................................    2,846   2,827,851
    2.750%, 01/30/23......................................      417     398,685
Edison International
    2.950%, 03/15/23......................................      710     675,401
EI du Pont de Nemours & Co.
    2.800%, 02/15/23......................................    2,675   2,589,530
Electronic Arts, Inc.
    3.700%, 03/01/21......................................    2,000   2,011,643
Enterprise Products Operating LLC
    3.350%, 03/15/23......................................    2,000   1,958,479
Equifax, Inc.
    3.950%, 06/15/23......................................    3,000   2,973,167

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Exelon Generation Co. LLC
    2.950%, 01/15/20...................................      2,600  $ 2,583,479
    4.000%, 10/01/20...................................        600      604,836
Express Scripts Holding Co.
    2.250%, 06/15/19...................................      1,000      996,301
    3.900%, 02/15/22...................................      1,866    1,871,527
Exxon Mobil Corp.
    1.912%, 03/06/20...................................      2,400    2,365,971
    2.222%, 03/01/21...................................      5,824    5,690,328
    2.397%, 03/06/22...................................     11,161   10,815,823
Fidelity National Information Services, Inc.
    2.250%, 08/15/21...................................      5,000    4,809,655
Fifth Third Bancorp
    3.500%, 03/15/22...................................      2,000    1,983,314
Fifth Third Bank
    2.375%, 04/25/19...................................        203      202,448
Ford Motor Credit Co. LLC
#   3.157%, 08/04/20...................................      1,200    1,179,351
    3.336%, 03/18/21...................................      2,128    2,078,955
GATX Corp.
    2.500%, 07/30/19...................................        200      198,988
General Electric Co.
    0.375%, 05/17/22................................... EUR  4,400    4,884,527
General Mills, Inc.
    3.150%, 12/15/21...................................        500      491,975
General Motors Financial Co., Inc.
    3.200%, 07/06/21...................................      7,200    7,043,810
Georgia Power Co.
    4.250%, 12/01/19...................................        215      217,399
Gilead Sciences, Inc.
    2.550%, 09/01/20...................................      1,000      987,475
Goldman Sachs Group, Inc. (The)
    2.550%, 10/23/19...................................      4,900    4,869,991
    5.750%, 01/24/22...................................      2,700    2,853,322
Harley-Davidson Financial Services, Inc.
W   2.850%, 01/15/21...................................        500      490,226
W   2.550%, 06/09/22...................................        500      473,644
Harris Corp.
#   2.700%, 04/27/20...................................      4,500    4,450,119
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20...................................      3,800    3,805,955
Humana, Inc.
    2.625%, 10/01/19...................................      3,000    2,984,649
Huntington National Bank (The)
    2.400%, 04/01/20...................................      2,600    2,563,924

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Intercontinental Exchange, Inc.
#   2.750%, 12/01/20......................................      268  $  264,910
International Business Machines Corp.
    1.625%, 05/15/20......................................    1,390   1,357,294
JM Smucker Co. (The)
#   2.500%, 03/15/20......................................    3,320   3,289,170
John Deere Capital Corp.
    2.050%, 03/10/20......................................    1,625   1,603,442
Johnson & Johnson
    2.250%, 03/03/22......................................    1,500   1,457,062
JPMorgan Chase & Co.
    2.350%, 01/28/19......................................    3,000   2,996,803
    3.250%, 09/23/22......................................    2,300   2,268,423
Kellogg Co.
    4.000%, 12/15/20......................................    1,000   1,013,187
Keurig Dr Pepper, Inc.
    2.600%, 01/15/19......................................    1,000     998,960
KeyCorp
    2.900%, 09/15/20......................................    2,000   1,981,578
Kimberly-Clark Corp.
    1.900%, 05/22/19......................................    2,000   1,989,594
Kraft Heinz Foods Co.
    3.500%, 06/06/22......................................    2,350   2,322,575
#   4.000%, 06/15/23......................................    6,000   5,968,712
Kroger Co. (The)
    3.400%, 04/15/22......................................    1,000     988,695
#   2.800%, 08/01/22......................................      500     484,026
L3 Technologies, Inc.
    4.950%, 02/15/21......................................      701     718,812
Laboratory Corp. of America Holdings
    3.200%, 02/01/22......................................    1,500   1,476,408
Lam Research Corp.
    2.750%, 03/15/20......................................    2,800   2,775,014
Legg Mason, Inc.
    2.700%, 07/15/19......................................    3,000   2,989,664
Liberty Mutual Group, Inc.
W   5.000%, 06/01/21......................................    2,900   2,973,926
LyondellBasell Industries NV
#   6.000%, 11/15/21......................................    3,853   4,063,092
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20......................................    4,225   4,169,250
Marriott International, Inc.
    3.000%, 03/01/19......................................    2,960   2,960,841
    2.300%, 01/15/22......................................    1,385   1,324,015
Marsh & McLennan Cos., Inc.
    2.350%, 03/06/20......................................    2,000   1,971,828
    2.750%, 01/30/22......................................    1,500   1,458,122
Maxim Integrated Products, Inc.
    2.500%, 11/15/18......................................    1,780   1,779,199

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
McKesson Corp.
#   2.700%, 12/15/22.......................................    787  $   752,490
Mead Johnson Nutrition Co.
    3.000%, 11/15/20.......................................    700      695,100
Merck & Co., Inc.
    2.350%, 02/10/22.......................................  1,345    1,305,044
    2.400%, 09/15/22.......................................  1,500    1,445,898
Microsoft Corp.
    2.000%, 11/03/20.......................................  3,500    3,427,510
    1.550%, 08/08/21.......................................  4,000    3,830,480
    2.400%, 02/06/22.......................................  2,000    1,947,757
    2.375%, 02/12/22....................................... 18,000   17,500,888
    2.650%, 11/03/22.......................................  6,400    6,235,100
Morgan Stanley
    2.375%, 07/23/19.......................................  2,220    2,209,055
    5.500%, 07/28/21.......................................    925      968,920
    3.125%, 01/23/23.......................................  3,000    2,903,302
Mosaic Co. (The)
    3.750%, 11/15/21.......................................  1,000      999,182
Nasdaq, Inc.
    5.550%, 01/15/20.......................................  2,484    2,546,622
National Oilwell Varco, Inc.
    2.600%, 12/01/22.......................................  5,283    5,004,574
NetApp, Inc.
    3.250%, 12/15/22.......................................  2,000    1,946,966
Newell Brands, Inc.
    4.000%, 06/15/22.......................................  1,000      990,368
NextEra Energy Capital
Holdings, Inc.
    2.400%, 09/15/19.......................................  2,950    2,932,730
Nordstrom, Inc.
    4.750%, 05/01/20.......................................    350      356,769
Northrop Grumman Corp.
    3.500%, 03/15/21.......................................    535      535,238
Nuveen Finance LLC
W   2.950%, 11/01/19.......................................  3,890    3,882,397
NVIDIA Corp.
#   2.200%, 09/16/21.......................................    575      557,705
Occidental Petroleum Corp.
    2.700%, 02/15/23.......................................  1,000      961,342
Omnicom Group, Inc. / Omnicom Capital, Inc.
    3.625%, 05/01/22.......................................  1,900    1,876,922
ONEOK, Inc.
#   4.250%, 02/01/22.......................................  3,000    3,019,849
Oracle Corp.
    1.900%, 09/15/21.......................................  9,000    8,643,572
    2.500%, 05/15/22.......................................  3,000    2,903,970
#   2.500%, 10/15/22.......................................  2,000    1,924,638
Pacific Gas & Electric Co.
    3.250%, 06/15/23.......................................  4,452    4,247,044
Penske Truck Leasing Co.
L.P. / PTL Finance Corp.
W   3.375%, 02/01/22.......................................  1,200    1,180,008

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
W   4.875%, 07/11/22....................................        900  $  925,092
W   4.250%, 01/17/23....................................        822     826,557
PepsiCo, Inc.
    2.150%, 10/14/20....................................      3,000   2,948,289
    2.250%, 05/02/22....................................        710     684,591
Pfizer, Inc.
    1.950%, 06/03/21....................................      5,000   4,853,656
    0.250%, 03/06/22.................................... EUR  4,000   4,548,484
Philip Morris International, Inc.
    2.375%, 08/17/22....................................        200     191,385
PNC Bank NA
    2.400%, 10/18/19....................................      3,000   2,981,261
Principal Financial Group, Inc.
    3.300%, 09/15/22....................................      1,416   1,395,151
Procter & Gamble Co. (The)
    1.700%, 11/03/21....................................      5,000   4,788,106
#   2.300%, 02/06/22....................................        650     632,910
    2.000%, 08/16/22.................................... EUR  1,000   1,207,009
Progress Energy, Inc.
    4.400%, 01/15/21....................................      2,150   2,186,791
Prudential Financial, Inc.
    5.375%, 06/21/20....................................      3,000   3,094,439
PSEG Power LLC
    2.450%, 11/15/18....................................      2,499   2,498,669
QUALCOMM, Inc.
    2.250%, 05/20/20....................................      3,000   2,958,600
#   2.600%, 01/30/23....................................      6,690   6,402,062
Quest Diagnostics, Inc.
    2.700%, 04/01/19....................................      1,300   1,299,649
    2.500%, 03/30/20....................................      3,630   3,585,757
Regions Financial Corp.
    2.750%, 08/14/22....................................      2,750   2,644,273
Reinsurance Group of America, Inc.
    4.700%, 09/15/23....................................      1,000   1,027,355
Ryder System, Inc.
    2.350%, 02/26/19....................................      2,000   1,995,503
    3.400%, 03/01/23....................................      1,200   1,180,513
Santander Holdings USA, Inc.
    2.650%, 04/17/20....................................      2,000   1,974,912
#   3.700%, 03/28/22....................................        780     765,866
    3.400%, 01/18/23....................................      2,150   2,052,387
Sempra Energy
    2.850%, 11/15/20....................................      5,000   4,933,145
Sherwin-Williams Co. (The)
    2.750%, 06/01/22....................................      1,600   1,540,148
Solvay Finance America LLC
W   3.400%, 12/03/20....................................      3,200   3,185,089
Southern Power Co.
    2.500%, 12/15/21....................................        539     522,403
Southwest Airlines Co.
    2.750%, 11/06/19....................................        426     424,314
State Street Corp.
    4.375%, 03/07/21....................................      2,000   2,045,883

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Stryker Corp.
    2.625%, 03/15/21.......................................  2,378  $ 2,334,551
Sunoco Logistics Partners
Operations L.P.
    3.450%, 01/15/23.......................................    740      714,587
SunTrust Banks, Inc.
    2.900%, 03/03/21.......................................  3,000    2,955,872
Sysco Corp.
    2.600%, 10/01/20.......................................  3,970    3,913,156
Target Corp.
#   2.300%, 06/26/19.......................................    515      513,230
Texas Instruments, Inc.
#   1.850%, 05/15/22.......................................    600      569,798
Thermo Fisher Scientific, Inc.
    3.300%, 02/15/22.......................................  2,300    2,277,505
Toyota Motor Credit Corp.
    4.500%, 06/17/20.......................................  1,900    1,940,969
    1.900%, 04/08/21....................................... 10,500   10,149,508
    2.600%, 01/11/22.......................................  3,000    2,928,429
    3.300%, 01/12/22.......................................  1,561    1,558,123
Tupperware Brands Corp.
    4.750%, 06/01/21.......................................  2,000    2,038,865
Tyson Foods, Inc.
    2.650%, 08/15/19.......................................  1,940    1,934,541
    4.500%, 06/15/22.......................................  2,000    2,045,074
Unilever Capital Corp.
    4.250%, 02/10/21.......................................  1,200    1,224,804
United Parcel Service, Inc.
    2.450%, 10/01/22.......................................    300      289,185
UnitedHealth Group, Inc.
    2.300%, 12/15/19.......................................    815      808,266
    2.700%, 07/15/20.......................................    439      435,510
    2.125%, 03/15/21.......................................  2,000    1,948,257
US Bancorp
    2.200%, 04/25/19.......................................     66       65,825
Verizon Communications, Inc.
    3.500%, 11/01/21.......................................  1,000    1,000,281
#   2.946%, 03/15/22.......................................  2,500    2,446,297
Viacom, Inc.
    3.875%, 12/15/21.......................................  2,740    2,731,408
Walgreen Co.
    5.250%, 01/15/19.......................................      8        8,035
    3.100%, 09/15/22.......................................  1,500    1,459,936
Walgreens Boots Alliance, Inc.
    2.700%, 11/18/19.......................................  2,000    1,989,816
    3.300%, 11/18/21.......................................    500      494,146
Warner Media LLC
    2.100%, 06/01/19.......................................  2,000    1,989,370

                                                         FACE
                                                        AMOUNT^      VALUE+
      -                                                --------- --------------
                                                         (000)
UNITED STATES -- (Continued)
Wells Fargo & Co.
      2.150%, 01/30/20................................     1,500 $    1,480,399
WestRock RKT Co.
      4.450%, 03/01/19................................       595        597,792
Xilinx, Inc.
      2.125%, 03/15/19................................       716        713,703
Zimmer Biomet Holdings, Inc.
      3.150%, 04/01/22................................       950        927,217
Zoetis, Inc.
      3.250%, 02/01/23................................     2,219      2,172,788
                                                                 --------------

TOTAL UNITED STATES...................................              616,663,595
                                                                 --------------

TOTAL BONDS...........................................            1,344,959,682
                                                                 --------------

AGENCY OBLIGATIONS -- (4.2%)
Federal Home Loan Bank
      3.250%, 06/09/23................................     3,000      3,019,491
Federal Home Loan Mortgage Corp.
      2.375%, 02/16/21................................     4,000      3,946,644
Federal Home Loan Mortgage Corporation
      2.375%, 01/13/22................................     4,000      3,923,608
Federal National Mortgage Association
#     1.875%, 12/28/20................................    22,000     21,531,290
      1.250%, 05/06/21................................     4,000      3,838,000
      2.750%, 06/22/21................................     7,000      6,957,517
      1.875%, 04/05/22................................     6,000      5,781,366
#     2.000%, 10/05/22................................     4,000      3,846,988
      2.375%, 01/19/23................................     6,000      5,840,442
Tennessee Valley Authority
      3.875%, 02/15/21................................     2,000      2,038,778
                                                                 --------------

TOTAL AGENCY OBLIGATIONS..............................               60,724,124
                                                                 --------------

TOTAL INVESTMENT SECURITIES...........................            1,405,683,806
                                                                 --------------
                                                        SHARES
                                                       ---------
SECURITIES LENDING COLLATERAL -- (3.4%)
@(S)  DFA Short Term Investment Fund.................. 4,320,932     49,993,188
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,491,225,122)............. $1,455,676,994
                                                                 ==============

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

As of October 31, 2018, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                           UNREALIZED
                                                                            FOREIGN
                                                                            EXCHANGE
                                                                          APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD      COUNTERPARTY    SETTLEMENT DATE  (DEPRECIATION)
------------------- ----------------- ----------------- ---------------  --------------
USD       974,050   GBP      748,255  Citibank, N.A.       11/16/18        $   17,063
USD     1,236,209   EUR    1,065,393  Citibank, N.A.       11/29/18            26,978
USD     4,308,869   EUR    3,697,192  Barclays Capital     11/29/18           112,520
USD     9,747,063   EUR    8,303,200  Citibank, N.A.       11/29/18           322,850
USD    73,246,904   EUR   62,379,492  Barclays Capital     11/29/18         2,445,569
USD     3,789,710   EUR    3,267,431  Citibank, N.A.       01/03/19            66,968
USD     4,283,774   EUR    3,701,287  Barclays Capital     01/03/19            66,719
USD     9,464,593   EUR    8,155,891  Citibank, N.A.       01/03/19           172,192
USD    27,021,598   CAD   35,062,685  Citibank, N.A.       01/07/19           348,629
USD     2,390,689   EUR    2,051,696  Citibank, N.A.       01/11/19            51,484
USD     6,824,372   EUR    5,950,041  Barclays Capital     01/11/19            40,539
USD     8,534,736   EUR    7,387,740  Barclays Capital     01/11/19           111,736
USD   103,711,583   EUR   89,234,269  Barclays Capital     01/16/19         1,928,955
USD    27,713,469   CAD   36,196,803  Barclays Capital     01/22/19           170,837
                                                                           ----------
TOTAL APPRECIATION                                                         $5,883,039

GBP       748,255   USD      985,907  Citibank, N.A.       11/16/18        $  (28,921)
USD    67,790,332   SEK  616,791,084  Citibank, N.A.       01/25/19          (166,378)
                                                                           ----------
TOTAL (DEPRECIATION)                                                       $ (195,299)
                                                                           ----------

TOTAL APPRECIATION
(DEPRECIATION)                                                             $5,687,740
                                                                           ==========

As of October 31, 2018, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                               PAYMENTS                                     UPFRONT  UPFRONT                UNREALIZED
                 PAYMENTS MADE RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET     APPRECIATION
COUNTERPARTY        BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE     (DEPRECIATION)
------------     ------------- -------- --------- -------------- ---------- -------- -------- ----------  --------------
Bank of America
Corp............ 2.340% Fixed    CPI    Maturity  USD 21,000,000  09/26/23     --       --    $ (175,356)   $ (175,356)
Bank of America
Corp............ 2.333% Fixed    CPI    Maturity  USD 36,000,000  10/03/23     --       --      (279,645)     (279,645)
Bank of America
Corp............ 2.282% Fixed    CPI    Maturity  USD 40,000,000  02/08/20     --       --      (182,718)     (182,718)
Bank of America
Corp............ 2.254% Fixed    CPI    Maturity  USD 30,000,000  10/24/23     --       --      (101,830)     (101,830)
Bank of America
Corp............ 2.228% Fixed    CPI    Maturity  USD 26,000,000  03/12/22     --       --       (68,867)      (68,867)
Bank of America
Corp............ 2.225% Fixed    CPI    Maturity  USD 29,000,000  03/01/20     --       --       (97,454)      (97,454)
Bank of America
Corp............ 2.208% Fixed    CPI    Maturity  USD 26,000,000  02/01/23     --       --       (16,662)      (16,662)
Bank of America
Corp............ 2.204% Fixed    CPI    Maturity  USD 44,000,000  02/16/19     --       --        26,409        26,409
Bank of America
Corp............ 1.832% Fixed    CPI    Maturity  USD 40,000,000  11/08/20     --       --       578,997       578,997
Bank of America
Corp............ 1.633% Fixed    CPI    Maturity  USD 27,000,000  04/14/21     --       --       762,632       762,632
Bank of America
Corp............ 1.525% Fixed    CPI    Maturity  USD 43,000,000  08/31/21     --       --     1,310,200     1,310,200

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

                   PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                UNREALIZED
                     MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET     APPRECIATION
COUNTERPARTY       BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE     (DEPRECIATION)
------------     ------------ -------- --------- -------------- ---------- -------- -------- ----------  --------------
Bank of America
Corp............ 1.435% Fixed   CPI    Maturity  USD 30,000,000  10/30/20     --       --    $  804,864    $  804,864
Citibank, N.A... 2.318% Fixed   CPI    Maturity  USD 24,000,000  07/05/22     --       --      (157,267)     (157,267)
Citibank, N.A... 2.196% Fixed   CPI    Maturity  USD 24,000,000  05/31/23     --       --       (13,895)      (13,895)
Citibank, N.A... 2.190% Fixed   CPI    Maturity  USD 23,000,000  08/13/21     --       --       (86,022)      (86,022)
Citibank, N.A... 2.182% Fixed   CPI    Maturity  USD 23,000,000  01/19/23     --       --        21,876        21,876
Citibank, N.A... 2.149% Fixed   CPI    Maturity  USD 38,000,000  01/23/21     --       --        10,780        10,780
Citibank, N.A... 2.144% Fixed   CPI    Maturity  USD 44,000,000  01/11/21     --       --        14,080        14,080
Citibank, N.A... 2.041% Fixed   CPI    Maturity  USD 24,000,000  10/17/22     --       --       284,331       284,331
Citibank, N.A... 2.036% Fixed   CPI    Maturity  USD 36,000,000  11/21/22     --       --       320,646       320,646
Citibank, N.A... 2.009% Fixed   CPI    Maturity  USD 42,000,000  10/23/22     --       --       553,264       553,264
Citibank, N.A... 1.970% Fixed   CPI    Maturity  USD 23,000,000  11/16/19     --       --       148,928       148,928
Citibank, N.A... 1.879% Fixed   CPI    Maturity  USD 54,000,000  07/26/21     --       --       760,191       760,191
Citibank, N.A... 1.849% Fixed   CPI    Maturity  USD 20,000,000  10/27/21     --       --       351,405       351,405
Citibank, N.A... 1.655% Fixed   CPI    Maturity  USD 40,000,000  07/20/20     --       --       835,336       835,336
Citibank, N.A... 1.623% Fixed   CPI    Maturity  USD 38,000,000  06/20/20     --       --       910,337       910,337
Credit Suisse... 1.735% Fixed   CPI    Maturity  USD 33,000,000  03/05/19     --       --       110,280       110,280
Deutsche Bank
AG.............. 2.333% Fixed   CPI    Maturity  USD 40,000,000  07/11/21     --       --      (269,475)     (269,475)
Deutsche Bank
AG.............. 2.318% Fixed   CPI    Maturity  USD 28,000,000  08/31/23     --       --      (226,887)     (226,887)
Deutsche Bank
AG.............. 2.289% Fixed   CPI    Maturity  USD 33,000,000  06/13/22     --       --      (166,045)     (166,045)
Deutsche Bank
AG.............. 2.235% Fixed   CPI    Maturity  USD 38,000,000  05/02/22     --       --      (184,492)     (184,492)
Deutsche Bank
AG.............. 2.233% Fixed   CPI    Maturity  USD 48,000,000  08/01/21     --       --      (239,253)     (239,253)
Deutsche Bank
AG.............. 2.208% Fixed   CPI    Maturity  USD 20,000,000  04/05/23     --       --       (55,016)      (55,016)
Deutsche Bank
AG.............. 2.203% Fixed   CPI    Maturity  USD 31,000,000  10/25/22     --       --       (54,187)      (54,187)
Deutsche Bank
AG.............. 2.193% Fixed   CPI    Maturity  USD 40,000,000  03/08/21     --       --       (71,612)      (71,612)
Deutsche Bank
AG.............. 2.125% Fixed   CPI    Maturity  USD 20,000,000  01/04/23     --       --        82,523        82,523
Deutsche Bank
AG.............. 2.035% Fixed   CPI    Maturity  USD 22,000,000  12/11/22     --       --       176,464       176,464
Deutsche Bank
AG.............. 1.938% Fixed   CPI    Maturity  USD 25,000,000  09/08/22     --       --       409,210       409,210
Deutsche Bank
AG, London
Branch.......... 2.145% Fixed   CPI    Maturity  USD 25,000,000  03/17/20     --       --       (60,047)      (60,047)
Deutsche Bank
AG, London
Branch.......... 2.135% Fixed   CPI    Maturity  USD 30,000,000  04/05/21     --       --       (61,873)      (61,873)
Deutsche Bank
AG, London
Branch.......... 1.990% Fixed   CPI    Maturity  USD 45,000,000  06/05/22     --       --       474,282       474,282
Deutsche Bank
AG, London
Branch.......... 1.983% Fixed   CPI    Maturity  USD 32,000,000  05/12/22     --       --       266,649       266,649
Deutsche Bank
AG, London
Branch.......... 1.860% Fixed   CPI    Maturity  USD 60,000,000  06/30/20     --       --       570,934       570,934
Deutsche Bank
AG, London
Branch.......... 1.348% Fixed   CPI    Maturity  USD 14,000,000  01/28/20     --       --       387,946       387,946
                                                                              --       --    ----------    ----------
TOTAL...........                                                              --       --    $7,603,961    $7,603,961
                                                                              ==       ==    ==========    ==========

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ---------------------------------------------
                                           LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                           ------- -------------- ------- --------------
Bonds
   Australia..............................   --    $   63,269,605   --    $   63,269,605
   Austria................................   --         9,093,932   --         9,093,932
   Canada.................................   --       172,176,263   --       172,176,263
   Denmark................................   --         2,945,417   --         2,945,417
   Finland................................   --        12,714,502   --        12,714,502
   France.................................   --        53,081,271   --        53,081,271
   Germany................................   --        70,632,869   --        70,632,869
   Ireland................................   --         5,938,306   --         5,938,306
   Italy..................................   --         5,178,150   --         5,178,150
   Japan..................................   --        18,830,059   --        18,830,059
   Luxembourg.............................   --        25,767,961   --        25,767,961
   Netherlands............................   --        89,927,540   --        89,927,540
   New Zealand............................   --           226,091   --           226,091
   Norway.................................   --         4,860,010   --         4,860,010
   Singapore..............................   --         1,005,556   --         1,005,556
   Spain..................................   --         6,286,611   --         6,286,611
   Supranational Organization Obligations.   --        76,452,584   --        76,452,584
   Sweden.................................   --        73,035,816   --        73,035,816
   Switzerland............................   --         1,095,498   --         1,095,498
   United Kingdom.........................   --        35,778,046   --        35,778,046
   United States..........................   --       616,663,595   --       616,663,595
Agency Obligations........................   --        60,724,124   --        60,724,124
Securities Lending Collateral.............   --        49,993,188   --        49,993,188
Forward Currency Contracts**..............   --         5,687,740   --         5,687,740
Swap Agreements**.........................   --         7,603,961   --         7,603,961
                                             --    --------------   --    --------------
TOTAL.....................................   --    $1,468,968,695   --    $1,468,968,695
                                             ==    ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.6%)
Alabama State (GO) Series A
   5.000%, 08/01/20........................................  2,250  $ 2,361,285
   5.000%, 08/01/23........................................  2,200    2,460,370
                                                                    -----------
TOTAL ALABAMA..............................................           4,821,655
                                                                    -----------
ALASKA -- (0.5%)
City of Anchorage (GO) Series B
   5.000%, 09/01/21........................................    900      968,508
   5.000%, 09/01/23........................................    600      671,316
City of Anchorage (GO) Series D
   5.000%, 09/01/23........................................  2,585    2,892,253
                                                                    -----------
TOTAL ALASKA                                                          4,532,077
                                                                    -----------
ARIZONA -- (0.5%)
City of Phoenix (GO)
   4.000%, 07/01/20........................................  1,500    1,546,080
City of Tempe (GO) Series C
   4.000%, 07/01/22........................................  1,400    1,487,192
Maricopa County High School District No. 210-Phoenix (GO)
   3.000%, 07/01/23........................................    650      666,809
Scottsdale Municipal Property Corp. (RB) Series A
   3.000%, 07/01/21........................................    805      821,768
                                                                    -----------
TOTAL ARIZONA..............................................           4,521,849
                                                                    -----------
ARKANSAS -- (1.3%)
Arkansas State (GO)
   5.000%, 04/01/21........................................  2,600    2,771,444
   5.000%, 10/01/21........................................  7,195    7,754,123
                                                                    -----------
TOTAL ARKANSAS.............................................          10,525,567
                                                                    -----------
CALIFORNIA -- (2.7%)
California State (GO)
   5.000%, 08/01/26........................................  9,000   10,472,130
   3.500%, 08/01/27........................................  1,500    1,582,110
   5.000%, 08/01/27........................................  4,000    4,681,760
California State (GO) Series B
   5.000%, 09/01/25........................................  3,140    3,621,488
Los Angeles Unified School District (GO) Series A
   5.000%, 07/01/27........................................  2,000    2,363,340
                                                                    -----------
TOTAL CALIFORNIA...........................................          22,720,828
                                                                    -----------

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
COLORADO -- (1.2%)
City of Colorado Springs CO Utilities System Revenue (RB)
  Series A-1
   5.000%, 11/15/26.........................................  3,000  $3,509,610
Denver City & County School District No. 1 (GO) (ST AID
  WITHHLDG) (ETM) Series B
   4.000%, 12/01/18.........................................     35      35,061
Denver City & County School District No. 1 (GO) (ST AID
  WITHHLDG) Series B
   4.000%, 12/01/18.........................................    265     265,464
   5.000%, 12/01/24.........................................    900   1,027,260
El Paso County School District No. 20 Academy (GO) (ST AID
  WITHHLDG)
   5.000%, 12/15/21.........................................  1,240   1,342,920
Jefferson County School District R-1 (GO) (ST AID WITHHLDG)
   5.250%, 12/15/24.........................................  1,000   1,156,350
Weld County School District No. RE-4 (GO) (ST INTERCEPT)
   4.000%, 12/01/23.........................................  2,425   2,592,713
                                                                     ----------
TOTAL COLORADO..............................................          9,929,378
                                                                     ----------
CONNECTICUT -- (0.0%).......................................
Connecticut State (GO) Series A
   5.000%, 10/15/19.........................................    300     307,473
                                                                     ----------
DELAWARE -- (0.5%)..........................................
New Castle County (GO)
   5.000%, 10/01/23.........................................  2,275   2,553,187
New Castle County (GO) Series B
   5.000%, 07/15/22.........................................  1,450   1,591,941
                                                                     ----------
TOTAL DELAWARE..............................................          4,145,128
                                                                     ----------
DISTRICT OF COLUMBIA -- (1.4%)
District of Columbia (GO) Series A
   5.000%, 06/01/20.........................................  1,900   1,986,393
District of Columbia (GO) Series E
   5.000%, 06/01/21.........................................  2,550   2,728,780

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED



                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
DISTRICT OF COLUMBIA -- (Continued)
   5.000%, 06/01/26........................................  1,875  $ 2,175,769
Washington Metropolitan Area Transit Authority (RB) Series
  A-1
   5.000%, 07/01/27........................................  4,535    5,274,931
                                                                    -----------
TOTAL DISTRICT OF COLUMBIA.................................          12,165,873
                                                                    -----------
FLORIDA -- (2.8%)
Florida Department of Environmental Protection (RB) Series
  A
   5.000%, 07/01/26........................................  5,000    5,802,400
Florida State (GO)
   5.000%, 07/01/21........................................  2,000    2,147,280
   5.000%, 07/01/24........................................    500      567,030
Florida State (GO) Series A
   5.000%, 06/01/23........................................    700      780,745
Florida State (GO) Series B
   5.000%, 06/01/20........................................  3,300    3,450,051
   5.000%, 06/01/23........................................    650      724,978
Florida State Board of Education (GO) Series B
   5.000%, 06/01/19........................................    555      564,879
   5.000%, 06/01/25........................................  3,000    3,454,380
Miami-Dade County (GO) Series A
   5.000%, 07/01/26........................................  1,810    2,100,469
Miami-Dade County (GO) Series D
   5.000%, 07/01/20........................................  3,520    3,686,566
                                                                    -----------
TOTAL FLORIDA..............................................          23,278,778
                                                                    -----------
GEORGIA -- (3.3%)
Cobb County (GO)
   5.000%, 01/01/22........................................  2,335    2,536,674
Georgia State (GO) Series A
   5.000%, 07/01/26........................................  1,200    1,402,548
   5.000%, 07/01/27........................................  8,000    9,446,560
Georgia State (GO) Series A-1
   5.000%, 02/01/19........................................    720      725,559
Georgia State (GO) Series C
   5.000%, 10/01/21........................................  2,490    2,688,627
Georgia State (GO) Series C-1
   5.000%, 07/01/23........................................  3,000    3,356,190
   5.000%, 07/01/24........................................  3,200    3,641,696
Georgia State (GO) Series I
   5.000%, 07/01/20........................................  2,345    2,456,739

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
GEORGIA -- (Continued)
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
   5.000%, 10/01/23........................................  1,580  $ 1,771,654
                                                                    -----------
TOTAL GEORGIA..............................................          28,026,247
                                                                    -----------
HAWAII -- (1.0%)
City & County of Honolulu (GO) Series B
   5.000%, 10/01/23........................................  2,150    2,408,666
   5.000%, 10/01/25........................................    450      519,161
Hawaii State (GO) Series EF
   5.000%, 11/01/22........................................    300      330,645
Hawaii State (GO) Series EH-2017
   5.000%, 08/01/23........................................    970    1,083,868
Hawaii State (GO) Series FK
   5.000%, 05/01/23........................................  1,800    2,003,256
Hawaii State (GO) (ETM) Series EH
   5.000%, 08/01/23........................................  1,225    1,370,555
Hawaii State (GO) (ETM) Series EH-2017
   5.000%, 08/01/23........................................    305      341,240
                                                                    -----------
TOTAL HAWAII...............................................           8,057,391
                                                                    -----------
IOWA -- (0.1%)
City of Ankeny (GO) Series G
   5.000%, 06/01/19........................................    910      925,825
                                                                    -----------
KANSAS -- (1.3%)
City of Lenexa (GO) Series A
   5.000%, 09/01/21........................................    600      645,840
City of Lenexa (GO) Series B
   5.000%, 09/01/20........................................  1,610    1,693,366
City of Merriam (GO)
   5.000%, 10/01/25........................................    200      230,876
City of Wichita (GO) Series A
   5.000%, 12/01/20........................................  3,000    3,175,530
Johnson County (GO) Series B
   5.000%, 09/01/22........................................  1,405    1,544,910
Johnson County Unified School District No. 229 Blue Valley
  (GO) Series A
   5.000%, 10/01/26........................................  1,500    1,753,635
Kansas State Department of Transportation (RB) Series B
   5.000%, 09/01/20........................................  1,975    2,077,996

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED



                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
KANSAS -- (Continued)
Kansas State Department of Transportation (RB) Series C
   5.000%, 09/01/19........................................    125  $   128,144
                                                                    -----------
TOTAL KANSAS...............................................          11,250,297
                                                                    -----------
KENTUCKY -- (0.7%)
Louisville & Jefferson County (GO) Series A
   5.000%, 12/01/22........................................  1,500    1,651,935
   5.000%, 12/01/25........................................  3,800    4,375,624
                                                                    -----------
TOTAL KENTUCKY.............................................           6,027,559
                                                                    -----------
LOUISIANA -- (0.3%)
Louisiana State (GO) Series C
   5.000%, 07/15/22........................................    250      273,540
   5.000%, 08/01/23........................................  1,100    1,225,994
Louisiana State (GO) Series D-2
   5.000%, 12/01/21........................................    600      648,090
                                                                    -----------
TOTAL LOUISIANA............................................           2,147,624
                                                                    -----------
MAINE -- (0.1%)
Maine State (GO) Series B
   5.000%, 06/01/23........................................    495      551,638
                                                                    -----------
MARYLAND -- (8.9%)
Anne Arundel County (GO)
   5.000%, 10/01/19........................................  1,195    1,227,946
   5.000%, 04/01/23........................................  4,000    4,450,760
Baltimore County (GO)......................................
   5.000%, 08/01/21........................................    500      537,800
   3.000%, 11/01/24........................................  5,015    5,159,482
City of Baltimore (GO) Series B
   5.000%, 10/15/22........................................    645      709,919
City of Frederick (GO) Series C
   5.000%, 03/01/27........................................  3,100    3,621,048
Harford County (GO) Series A
   5.000%, 09/15/20........................................    900      947,916
Howard County (GO) Series A
   5.000%, 02/15/28........................................  3,000    3,541,650
Howard County (GO) Series B
   5.000%, 02/15/26........................................  6,420    7,445,723
Howard County (GO) Series D
   5.000%, 02/15/24........................................  4,000    4,515,400
Maryland State (GO) Series A
   5.000%, 03/15/28........................................  7,000    8,273,860
Maryland State (GO) Series B
   5.000%, 03/01/19........................................  1,000    1,010,360

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MARYLAND -- (Continued)
   5.000%, 08/01/20........................................  2,000  $ 2,099,280
   4.000%, 08/01/23........................................  1,785    1,914,859
   5.000%, 08/01/26........................................  5,500    6,412,230
   5.000%, 08/01/26........................................  1,000    1,165,860
   5.000%, 08/01/27........................................    325      382,324
Maryland State (GO) Series C
   5.000%, 08/01/20........................................  2,000    2,099,280
Montgomery County (GO) Series C
   5.000%, 10/01/27........................................  6,655    7,848,774
Montgomery County (GO) Series D
   3.000%, 11/01/23........................................  2,000    2,056,200
Washington Suburban Sanitary Commission (GO)
   5.000%, 06/01/24........................................  4,325    4,906,539
   3.000%, 06/01/26........................................  2,080    2,123,930
Worcester County (GO) Series B
   4.000%, 08/01/21........................................  2,255    2,364,413
                                                                    -----------
TOTAL MARYLAND.............................................          74,815,553
                                                                    -----------
MASSACHUSETTS -- (4.1%)
City of Boston (GO) Series A
   5.000%, 03/01/20........................................  1,200    1,247,004
   5.000%, 04/01/20........................................  1,250    1,301,825
City of Boston (GO) Series B
   5.000%, 04/01/24........................................  3,500    3,972,675
Commonwealth of Massachusetts (GO) Series B
   5.250%, 08/01/21........................................    500      541,115
Commonwealth of Massachusetts (GO) Series C
   5.000%, 08/01/20........................................  3,255    3,416,578
   5.000%, 04/01/23........................................  4,000    4,449,000
   5.000%, 08/01/24........................................  1,360    1,544,810
Commonwealth of Massachusetts (GO) Series E
   5.000%, 11/01/27........................................  1,000    1,177,390
Massachusetts Clean Water Trust (The) (RB)
   5.000%, 08/01/20........................................    400      419,996
Massachusetts School Building Authority (RB) (ETM) Series A
   5.000%, 11/15/25........................................  3,240    3,741,520

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED



                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MASSACHUSETTS -- (Continued)
Massachusetts Water Resources Authority (RB) (AGM) Series B
   5.250%, 08/01/28........................................  9,000  $10,835,100
Town of Lexington (GO).....................................
   4.000%, 02/15/27........................................  1,000    1,092,800
Town of Medfield (GO)......................................
   3.000%, 09/15/19........................................    510      514,809
                                                                    -----------
TOTAL MASSACHUSETTS........................................          34,254,622
                                                                    -----------
MICHIGAN -- (0.6%).........................................
Michigan State (GO)
   5.000%, 11/01/19........................................    700      720,986
Michigan State (GO) Series A
   5.000%, 05/01/23........................................  2,425    2,703,220
   5.000%, 05/01/25........................................  1,500    1,722,630
                                                                    -----------
TOTAL MICHIGAN.............................................           5,146,836
                                                                    -----------
MINNESOTA -- (3.8%)
City of Edina (GO) Series B
   3.000%, 02/01/19........................................  1,000    1,002,800
Hennepin County (GO) Series C
   5.000%, 12/01/28........................................  1,150    1,370,846
Metropolitan Council (GO) Series C
   5.000%, 03/01/24........................................  6,250    7,051,687
Minneapolis Special School District No. 1 (GO) (SD CRED
  PROG) Series B
   5.000%, 02/01/28........................................  2,590    3,042,059
Minnesota State (GO) Series A
   5.000%, 08/01/21........................................  1,330    1,429,817
   5.000%, 08/01/25........................................  7,000    8,070,720
   5.000%, 08/01/28........................................  6,000    7,130,220
Minnesota State (GO) Series D
   5.000%, 08/01/21........................................    700      752,535
Minnesota State (GO) Series E
   2.000%, 08/01/19........................................  1,000    1,000,210
Saint Paul Public Library Agency (GO) Series C
   5.000%, 03/01/20........................................    900      935,010
                                                                    -----------
TOTAL MINNESOTA............................................          31,785,904
                                                                    -----------
MISSISSIPPI -- (0.3%)
Madison County School District (GO)
   3.500%, 12/01/19........................................    350      355,544

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MISSISSIPPI -- (Continued)
Mississippi State (GO) Series B
   5.000%, 11/01/20........................................    600  $   633,012
Mississippi State (GO) Series C
   5.000%, 10/01/20........................................  1,565    1,647,867
                                                                    -----------
TOTAL MISSISSIPPI..........................................           2,636,423
                                                                    -----------
MISSOURI -- (0.8%)
Columbia School District (GO) Series B
   5.000%, 03/01/23........................................  2,500    2,781,000
Missouri Highway & Transportation Commission (RB)
   5.000%, 02/01/19........................................  1,525    1,537,231
North Kansas City School District No. 74 (GO) (ST AID DIR
  DEP)
   4.000%, 03/01/26........................................  1,845    1,998,393
                                                                    -----------
TOTAL MISSOURI.............................................           6,316,624
                                                                    -----------
NEBRASKA -- (1.1%)
Douglas County School District No. 17 (GO)
   4.000%, 12/15/26........................................  3,000    3,289,470
Omaha School District (GO)
   5.000%, 12/15/25........................................  1,345    1,555,425
   5.000%, 12/15/26........................................  3,975    4,646,934
                                                                    -----------
TOTAL NEBRASKA.............................................           9,491,829
                                                                    -----------
NEVADA -- (3.2%)
City of Henderson NV (GO)
   5.000%, 06/01/21........................................    600      641,442
Clark County (GO) Series B
   5.000%, 11/01/24........................................  8,665    9,838,674
Nevada State (GO) Series D
   5.000%, 04/01/25........................................ 11,625   13,270,519
Nevada State (GO) Series D1
   5.000%, 03/01/22........................................  2,000    2,172,780
Washoe County School District (GO) Series F
   5.000%, 06/01/21........................................    900      960,993
                                                                    -----------
TOTAL NEVADA...............................................          26,884,408
                                                                    -----------
NEW HAMPSHIRE -- (0.3%)
City of Dover (GO) Series C
   5.000%, 07/01/20........................................    220      230,483
City of Nashua (GO)
   4.000%, 07/15/24........................................  2,000    2,164,000

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
NEW HAMPSHIRE -- (Continued)
New Hampshire State (GO) Series B
   5.000%, 06/01/19........................................    540  $   549,580
                                                                    -----------
TOTAL NEW HAMPSHIRE........................................           2,944,063
                                                                    -----------
NEW JERSEY -- (0.3%)
City of Hoboken (GO)
   3.000%, 02/01/27........................................  1,000      997,070
Township of Parsippany-Troy Hills (GO) Series ABCD
   2.000%, 09/15/21........................................  1,515    1,493,017
                                                                    -----------
TOTAL NEW JERSEY...........................................           2,490,087
                                                                    -----------
NEW MEXICO -- (1.8%)
New Mexico State (GO)
   5.000%, 03/01/19........................................  1,500    1,515,000
New Mexico State (GO) (ETM)
   5.000%, 03/01/21........................................  2,105    2,239,615
New Mexico State Severance Tax Permanent Fund (RB) Series A
   5.000%, 07/01/27........................................  2,570    3,004,356
New Mexico State Severance Tax Permanent Fund (RB) Series B
   4.000%, 07/01/20........................................  2,000    2,059,780
New Mexico State Severance Tax Permanent Fund (RB) Series D
   5.000%, 07/01/26........................................  5,580    6,467,108
                                                                    -----------
TOTAL NEW MEXICO...........................................          15,285,859
                                                                    -----------
NEW YORK -- (5.0%)
City of New York (GO) Series C
   5.000%, 08/01/26........................................    500      579,510
   5.000%, 08/01/26........................................  1,960    2,271,679
City of New York (GO) Series J
   5.000%, 08/01/22........................................    650      712,640
New York State Dormitory Authority
   5.000%, 03/15/27........................................  7,000    8,170,120
New York State Dormitory Authority (RB) Series A
   5.000%, 02/15/25........................................    500      571,030
New York State Dormitory Authority (RB) Series B
   5.000%, 02/15/22........................................  2,500    2,717,350
   5.000%, 02/15/24........................................    700      787,605

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
NEW YORK -- (Continued)
New York State Dormitory Authority (RB) Series C
   5.000%, 03/15/27........................................ 14,000  $16,340,240
New York State Urban Development Corp. (RB) Series A
   5.000%, 03/15/26........................................  6,890    7,962,291
New York State Urban Development Corp. (RB) Series C
   5.000%, 12/15/18........................................  1,000    1,003,830
Riverhead Central School District (GO) (ST AID WITHHLDG)
   2.000%, 10/15/22........................................    700      694,988
                                                                    -----------
TOTAL NEW YORK.............................................          41,811,283
                                                                    -----------
NORTH CAROLINA -- (5.9%)
City of Charlotte Water & Sewer System Revenue (RB)
   5.000%, 07/01/21........................................  1,800    1,932,084
Forsyth County (GO)
   4.000%, 12/01/21........................................  1,500    1,580,895
Gaston County (GO)
   5.000%, 02/01/26........................................  2,500    2,881,400
Iredell County (GO)
   2.500%, 02/01/24........................................  2,285    2,286,074
Mecklenburg County (GO) Series A
   5.000%, 04/01/22........................................  5,000    5,459,650
Mecklenburg County (GO) Series B
   5.000%, 12/01/21........................................  6,120    6,633,284
   5.000%, 12/01/26........................................  8,430    9,902,552
North Carolina Eastern Municipal Power Agency (RB)
  (NATL-IBC) (ETM) Series B
   6.000%, 01/01/22........................................    650      723,379
North Carolina State (GO) Series C
   3.750%, 05/01/19........................................  1,500    1,513,965
Wake County (GO)
   5.000%, 03/01/19........................................  1,000    1,010,360
   5.000%, 09/01/21........................................  2,250    2,424,465
   5.000%, 09/01/24........................................  4,000    4,560,240
Wake County (GO) Series C
   5.000%, 03/01/25........................................  7,530    8,654,154
                                                                    -----------
TOTAL NORTH CAROLINA.......................................          49,562,502
                                                                    -----------

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CONTINUED



                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
NORTH DAKOTA -- (0.1%)
North Dakota State University of Agriculture & Applied
  Science (RB)
   5.000%, 04/01/21.........................................    545  $   578,425
                                                                     -----------
OHIO -- (5.8%)
Beavercreek City School District (GO) (AGM)
   5.000%, 12/01/18.........................................    525      526,313
City of Columbus (GO) Series 1
   5.000%, 07/01/21.........................................  2,775    2,977,880
   5.000%, 07/01/23.........................................  1,875    2,093,212
City of Columbus (GO) Series A
   5.000%, 02/15/20.........................................    650      674,362
   2.000%, 08/15/22.........................................  2,000    1,969,820
   4.000%, 08/15/25.........................................  3,500    3,796,135
City of Columbus (GO) Series A
   4.000%, 04/01/24.........................................  4,000    4,301,960
Columbus City School District (GO) Series A
   5.000%, 12/01/21.........................................  1,595    1,724,323
Franklin County (GO)
   5.000%, 06/01/21.........................................  1,830    1,959,729
Ohio State (GO)
   5.000%, 09/15/24.........................................  2,000    2,274,840
   5.000%, 09/15/25.........................................  1,950    2,247,921
Ohio State (GO) Series A
   4.000%, 03/01/21.........................................  1,475    1,535,991
   5.000%, 09/01/28.........................................  2,500    2,962,150
Ohio State (GO) Series B
   5.000%, 08/01/20.........................................    650      682,383
   5.000%, 09/01/27.........................................  9,300   10,930,290
   5.000%, 09/15/27.........................................  3,500    4,115,965
Ohio Water Development Authority (RB)
   5.000%, 06/01/19.........................................  2,225    2,264,471
Upper Arlington City School District (GO) Series A
   5.000%, 12/01/26.........................................  1,530    1,785,112
                                                                     -----------
TOTAL OHIO..................................................          48,822,857
                                                                     -----------

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
OREGON -- (1.0%)
City of Portland Sewer System Revenue (RB) Series A
   5.000%, 10/01/23.........................................  3,570   4,001,256
OREGON -- (Continued)
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY)
  Series B
   5.000%, 06/15/23.........................................  1,005  $1,119,047
Oregon State (GO)
   5.000%, 12/01/22.........................................  2,050   2,267,751
Oregon State (GO) Series A
   5.000%, 05/01/21.........................................    800     855,552
                                                                     ----------
TOTAL OREGON................................................          8,243,606
                                                                     ----------
PENNSYLVANIA -- (0.9%)
Commonwealth of Pennsylvania (GO)
   5.000%, 04/01/22.........................................  3,925   4,248,106
Pennsylvania Economic Development Financing Authority (RB) Series A
   5.000%, 07/01/19.........................................  3,145   3,208,718
                                                                     ----------
TOTAL PENNSYLVANIA..................................................  7,456,824
                                                                     ----------
RHODE ISLAND -- (0.5%)
Rhode Island State (GO) Series A
   5.000%, 08/01/20.........................................  1,900   1,991,295
Rhode Island State (GO) Series D
   5.000%, 08/01/22.........................................    600     657,144
Rhode State Island (GO) Series A
   5.000%, 04/01/27.........................................  1,060   1,233,713
                                                                     ----------
TOTAL RHODE ISLAND                                                    3,882,152
                                                                     ----------
SOUTH CAROLINA -- (2.7%)
Beaufort County (GO) (ST AID WITHHLDG) Series A
   4.000%, 03/01/22.........................................    640     676,154
Beaufort County School District (GO) (SCSDE) Series A
   5.000%, 03/01/23.........................................  6,000   6,653,460
Berkeley County School District (GO) (SCSDE) Series A
   5.000%, 03/01/27.........................................  2,500   2,920,200
Charleston County (GO)
   5.000%, 11/01/23.........................................  1,000   1,124,260
Charleston County School District (GO) (SCSDE) Series A
   5.000%, 02/01/21.........................................    800     849,728

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CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
SOUTH CAROLINA -- (Continued)
Clemson University (RB) Series B
   5.000%, 05/01/25.........................................    750  $   861,315
Lexington & Richland School District No. 5 (GO) (SCSDE)
   5.000%, 03/01/24.........................................  2,750    3,101,257
Richland County (GO) (ST AID WITHHLDG) Series A
   5.000%, 03/01/26.........................................  1,870    2,175,857
South Carolina State (GO) (ST AID WITHHLDG) Series A
   5.000%, 10/01/23.........................................  3,000    3,369,810
Spartanburg County (GO) (ST AID WITHHLDG)
   5.000%, 04/01/19.........................................  1,210    1,225,319
                                                                     -----------
TOTAL SOUTH CAROLINA........................................          22,957,360
                                                                     -----------
TENNESSEE -- (4.2%)
City of Kingsport (GO) Series A
   5.000%, 09/01/21.........................................    510      548,673
Hamilton County (GO) Series B
   5.000%, 03/01/22.........................................  2,000    2,178,160
Maury County (GO) Series B
   5.000%, 04/01/20.........................................  1,205    1,253,586
Metropolitan Government of Nashville & Davidson County (GO)
   5.000%, 01/01/26.........................................  7,165    8,261,890
   4.000%, 07/01/28.........................................  1,000    1,085,950
Metropolitan Government of Nashville & Davidson County (GO)
  Series C
   5.000%, 07/01/21.........................................  5,000    5,364,200
Rutherford County (GO) Series B
   5.000%, 04/01/23.........................................  4,085    4,541,703
Shelby County (GO)
   5.000%, 04/01/25.........................................  5,000    5,733,200
Shelby County (GO) Series A
   5.000%, 04/01/20.........................................  1,500    1,561,335
Sullivan County (GO) Series A
   5.000%, 04/01/21.........................................  1,000    1,065,210
Sumner County (GO)
   5.000%, 06/01/21.........................................    650      695,909
   5.000%, 12/01/21.........................................    900      974,367

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
TENNESSEE -- (Continued)
Washington County (GO) Series A
   4.000%, 06/01/26.........................................  1,705  $ 1,855,995
                                                                     -----------
TOTAL TENNESSEE.............................................          35,120,178
                                                                     -----------
TEXAS -- (14.9%)
City of Arlington (GO)
   5.000%, 08/15/25.........................................  1,000    1,145,710
City of Austin (GO)
   5.000%, 09/01/25.........................................  2,305    2,647,546
City of Dallas (GO)
   5.000%, 02/15/19.........................................  1,600    1,613,792
City of Dallas Waterworks & Sewer System Revenue (RB)
  Series A
   5.000%, 10/01/22.........................................  9,000    9,886,680
City of Frisco (GO) Series A
   5.000%, 02/15/25.........................................  2,000    2,277,880
City of Garland (GO) Series A
   5.000%, 02/15/24.........................................    400      448,164
City of Houston (GO) Series A
   5.000%, 03/01/27.........................................  5,000    5,808,050
City of Lubbock (GO)
   5.000%, 02/15/23.........................................  4,000    4,421,040
City of San Antonio (GO)
   5.000%, 02/01/20.........................................  2,500    2,590,600
   5.000%, 02/01/21.........................................  2,200    2,334,772
City of San Antonio Electric & Gas Systems Revenue (RB)
   5.000%, 02/01/24.........................................  9,515   10,702,567
   5.000%, 02/01/26.........................................  2,850    3,288,871
City of San Antonio Electric & Gas Systems Revenue (RB)
  Series D
   5.000%, 02/01/19.........................................    310      312,378
City of Sugar Land (GO)
   5.000%, 02/15/21.........................................  1,050    1,114,680
Conroe Independent School District (GO) (PSF-GTD) Series A
   5.000%, 02/15/26.........................................  8,710   10,020,419
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
   5.000%, 02/15/21.........................................    800      849,832
Dallas County Community College District (GO)
   5.000%, 02/15/21.........................................  2,155    2,289,731
El Paso Independent School District (GO) (PSF-GTD)
   5.000%, 08/15/24.........................................  3,035    3,432,555

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 TEXAS -- (Continued) Fort Worth Independent School
   District (GO)
    5.000%, 02/15/20.......................................  4,000  $ 4,147,880
 Frisco Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/20.......................................  2,460    2,583,025
 Goose Creek Consolidated Independent School District (GO)
   (PSF-GTD)
    5.000%, 02/15/27.......................................  3,000    3,477,720
 Highland Park Independent School District (GO)
    5.000%, 02/15/23.......................................  3,120    3,453,777
 Houston Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/27.......................................  5,000    5,808,250
 Humble Independent School District (GO) (PSF-GTD) Series A
    2.000%, 02/15/19.......................................    660      660,211
 Permanent University Fund - University of Texas System
   (RB) Series B
    5.250%, 07/01/28.......................................  2,610    3,130,904
 Pflugerville Independent School District (GO) (PSF-GTD)
    4.000%, 08/15/20.......................................  2,000    2,065,160
 Plano Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/24.......................................  2,225    2,496,405
 San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.......................................  1,790    1,856,176
 Texas State (GO)
    5.000%, 04/01/19.......................................  1,150    1,164,605
    5.000%, 10/01/23.......................................  4,200    4,699,086
 Texas State
    4.000%, 08/29/19.......................................  2,000    2,031,640
 Texas Transportation
 Commission State Highway Fund (RB)
    5.000%, 10/01/26.......................................  2,505    2,909,132
 University of Texas System (The) (RB) Series C
    5.000%, 08/15/19.......................................    100      102,341
 University of Texas System (The) (RB) Series J
    5.000%, 08/15/25....................................... 12,500   14,363,250
    5.000%, 08/15/26.......................................  3,850    4,464,999

                                                              FACE
                                                             AMOUNT^    VALUE+
                                                             ------- ------------
                                                              (000)
                                                             -------
TEXAS -- (Continued) Ysleta Independent School District
  (GO) (PSF-GTD) Series A
   5.000%, 08/15/20.........................................    460  $    483,005
                                                                     ------------
TOTAL TEXAS                                                           125,082,833
                                                                     ------------
UTAH -- (0.8%) City of American Fork (GO)
   5.000%, 05/01/26.........................................  1,165     1,337,245
Davis School District (GO) (SCH BD GTY)
   5.000%, 06/01/23.........................................  1,000     1,114,420
Tooele County School District (GO) (SCH BD GTY) Series B
   5.000%, 06/01/22.........................................    650       710,918
Utah State (GO)
   5.000%, 07/01/22.........................................  1,500     1,645,920
Utah State (GO) Series C
   5.000%, 07/01/19.........................................    900       918,297
Weber School District (GO) (SCH BD GTY)
   5.000%, 06/15/21.........................................    650       696,410
                                                                     ------------
TOTAL UTAH                                                              6,423,210
                                                                     ------------
VERMONT -- (0.2%) Vermont State (GO) Series C
   4.000%, 08/15/23.........................................  1,300     1,398,358
                                                                     ------------
VIRGINIA -- (5.4%) Arlington County (GO)
   5.000%, 08/15/27.........................................  4,000     4,718,600
   5.000%, 08/15/27.........................................  3,820     4,506,263
Arlington County (GO) Series B
   5.000%, 08/15/22.........................................  4,830     5,309,329
City of Lynchburg (GO)
   5.000%, 02/01/26.........................................  1,930     2,235,481
City of Manassas (GO) (ST AID WITHHLDG) Series C
   5.000%, 07/01/21.........................................  1,040     1,116,866
City of Richmond (GO) (ST AID WITHHLDG) Series A
   5.000%, 03/01/21.........................................    900       958,608
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
   5.000%, 09/15/24.........................................  3,000     3,417,540
Fairfax County (GO) (ST AIDWITHHLDG) Series A
   5.000%, 10/01/19.........................................  2,000     2,055,140

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CONTINUED



                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
                                                                 -------
VIRGINIA -- (Continued)
    5.000%, 10/01/23............................................  4,775  $ 5,366,002
    5.000%, 10/01/26............................................  5,535    6,496,817
Loudoun County (GO) Series A
    5.000%, 12/01/21............................................  5,000    5,420,900
Virginia Public Building Authority (RB) Series C
    5.000%, 08/01/23............................................    600      669,864
Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20............................................    200      211,326
Virginia State
    5.000%, 06/01/27............................................  2,115    2,499,528
                                                                         -----------
TOTAL VIRGINIA..................................................          44,982,264
                                                                         -----------
WASHINGTON -- (4.4%)
City of Marysville Water & Sewer Revenue (RB)
    5.000%, 04/01/20............................................    175      182,130
City of Seattle Municipal Light & Power Revenue (RB) Series B
    5.000%, 04/01/24............................................  3,000    3,385,590
City of Seattle Water System Revenue (RB)
    5.000%, 09/01/19............................................    190      194,746
City of Spokane (GO)
    5.000%, 12/01/25............................................  1,165    1,339,855
Clark County School District No. 119 Battleground (GO) (SCH BD
  GTY)
    4.000%, 12/01/21............................................    510      536,413
King & Snohomish Counties School District No. 417 Northshore
  (GO) (SCH BD GTY)
    5.000%, 12/01/19............................................  2,825    2,916,332
King County (GO) Series A
    5.000%, 07/01/20............................................    700      733,355
    5.000%, 12/01/25............................................  1,830    2,114,876
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
    5.000%, 12/01/24............................................  2,265    2,583,912
King County School District No. 414 Lake Washington (GO) (SCH
  BD GTY)
    5.000%, 12/01/22............................................    925    1,021,348
North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/22............................................  2,080    2,296,653

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
                                                                 -------
WASHINGTON -- (Continued)
Port of Seattle (GO)
    5.000%, 06/01/21............................................  3,150  $ 3,373,303
Washington State (GO)
    5.000%, 08/01/27............................................  4,800    5,618,112
Washington State (GO) Series 2017-A
    5.000%, 08/01/26............................................  1,480    1,719,834
Washington State (GO) Series A
    5.000%, 07/01/19............................................  1,585    1,617,223
    5.000%, 08/01/21............................................    500      537,105
Washington State (GO) Series C
    5.000%, 02/01/25............................................  1,930    2,202,593
Washington State (GO) Series R-2012C
    4.000%, 07/01/21............................................    150      156,986
Washington State (GO) Series R-2013A
    5.000%, 07/01/20............................................  2,775    2,906,313
Washington State (GO) Series R-2015
    5.000%, 07/01/20............................................  1,560    1,633,819
                                                                         -----------
TOTAL WASHINGTON................................................          37,070,498
                                                                         -----------
WISCONSIN -- (4.7%)
City of Janesville (GO)
    3.000%, 03/01/24............................................  1,245    1,272,104
City of Milwaukee (GO)
    5.000%, 05/01/20............................................  2,370    2,472,573
City of Milwaukee (GO) Series N1
    5.000%, 02/01/19............................................    100      100,772
City of Milwaukee (GO) Series N2
    4.000%, 03/01/24............................................  6,500    7,003,815
City of Milwaukee (GO) Series N4
    5.000%, 04/01/27............................................  1,510    1,754,997
    5.000%, 04/01/28............................................  9,990   11,707,281
City of Oshkosh (GO) Series B
    3.000%, 12/01/23............................................    650      665,093
Germantown School District (GO) Series A
    5.000%, 04/01/27............................................  2,200    2,578,532
Oregon School District (GO)
    3.000%, 03/01/21............................................  1,900    1,928,253
Wisconsin State (GO) Series
    1 5.000%, 11/01/24..........................................  4,025    4,587,011

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CONTINUED


                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
WISCONSIN -- (Continued)
Wisconsin State (GO) Series 2
    5.000%, 11/01/20......................................    800  $    844,824
    5.000%, 11/01/22......................................    600       661,770
Wisconsin State (GO) Series B
    5.000%, 05/01/21......................................  3,405     3,639,707
                                                                   ------------
TOTAL WISCONSIN...........................................           39,216,732
                                                                   ------------
TOTAL MUNICIPAL BONDS.....................................          838,596,477
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $860,767,008).........         $838,596,477
                                                                   ============

As of October 31, 2018, DFA Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                   PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT               UNREALIZED
                     MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET    APPRECIATION
COUNTERPARTY       BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE    (DEPRECIATION)
------------     ------------ -------- --------- -------------- ---------- -------- -------- ---------  --------------
Bank of America
  Corp.......... 2.373% Fixed   CPI    Maturity  USD 18,000,000  07/13/26     --       --    $(207,174)   $(207,174)
Bank of America
  Corp.......... 2.355% Fixed   CPI    Maturity  USD 17,000,000  05/29/28     --       --     (145,338)    (145,338)
Bank of America
  Corp.......... 2.349% Fixed   CPI    Maturity  USD 14,000,000  08/13/27     --       --     (140,624)    (140,624)
Bank of America
  Corp.......... 2.349% Fixed   CPI    Maturity  USD 14,000,000  09/20/26     --       --     (135,756)    (135,756)
Bank of America
  Corp.......... 2.327% Fixed   CPI    Maturity  USD 17,000,000  07/30/24     --       --     (151,556)    (151,556)
Bank of America
  Corp.......... 2.243% Fixed   CPI    Maturity  USD 15,000,000  11/01/27     --       --       14,059       14,059
Bank of America
  Corp.......... 2.195% Fixed   CPI    Maturity  USD 15,000,000  01/09/24     --       --        5,963        5,963
Bank of America
  Corp.......... 2.192% Fixed   CPI    Maturity  USD 14,000,000  03/29/25     --       --      (11,134)     (11,134)
Bank of America
  Corp.......... 2.185% Fixed   CPI    Maturity  USD 17,000,000  03/03/23     --       --       (9,659)      (9,659)
Bank of America
  Corp.......... 2.177% Fixed   CPI    Maturity  USD 11,000,000  09/20/27     --       --      135,043      135,043
Bank of America
  Corp.......... 2.149% Fixed   CPI    Maturity  USD 14,000,000  08/10/27     --       --      185,524      185,524
Bank of America
  Corp.......... 2.064% Fixed   CPI    Maturity  USD 13,000,000  10/24/24     --       --      190,289      190,289
Bank of America
  Corp.......... 2.029% Fixed   CPI    Maturity  USD 15,000,000  05/24/25     --       --      227,791      227,791
Bank of America
  Corp.......... 2.004% Fixed   CPI    Maturity  USD 14,000,000  06/13/25     --       --      252,193      252,193
Bank of America
  Corp.......... 1.902% Fixed   CPI    Maturity  USD 25,000,000  07/14/22     --       --      399,551      399,551
Bank of America
  Corp.......... 1.826% Fixed   CPI    Maturity  USD 26,000,000  11/07/20     --       --      384,982      384,982
Bank of America
  Corp.......... 1.715% Fixed   CPI    Maturity  USD 11,000,000  09/28/23     --       --      374,433      374,433

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CONTINUED



                   PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                     MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
 COUNTERPARTY      BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
  ------------   ------------ -------- --------- -------------- ---------- -------- -------- -----------  --------------
Bank of America
  Corp.......... 1.706% Fixed   CPI    Maturity  USD 11,000,000  06/14/22     --       --    $   336,173   $   336,173
Bank of America
  Corp.......... 1.704% Fixed   CPI    Maturity  USD 27,000,000  05/31/21     --       --        698,152       698,152
Bank of America
  Corp.......... 1.663% Fixed   CPI    Maturity  USD 17,000,000  04/15/22     --       --        548,502       548,502
Bank of America
  Corp.......... 1.619% Fixed   CPI    Maturity  USD 12,000,000  10/14/22     --       --        339,005       339,005
Bank of America
  Corp.......... 1.610% Fixed   CPI    Maturity  USD 20,000,000  12/31/20     --       --        439,034       439,034
Bank of America
  Corp.......... 1.609% Fixed   CPI    Maturity  USD 17,000,000  06/24/21     --       --        510,484       510,484
Bank of America
  Corp.......... 1.580% Fixed   CPI    Maturity  USD 14,000,000  12/30/20     --       --        328,165       328,165
Bank of America
  Corp.......... 1.548% Fixed   CPI    Maturity  USD  8,000,000  01/08/21     --       --        203,108       203,108
Bank of America
  Corp.......... 1.530% Fixed   CPI    Maturity  USD 19,000,000  12/24/20     --       --        491,073       491,073
Bank of America
  Corp.......... 1.520% Fixed   CPI    Maturity  USD 14,000,000  12/23/20     --       --        368,621       368,621
Bank of America
  Corp.......... 0.022% Fixed   CPI    Maturity  USD 16,000,000  02/14/24     --       --          3,224         3,224
Citibank, N.A... 2.367% Fixed   CPI    Maturity  USD 10,000,000  05/04/28     --       --       (117,317)     (117,317)
Citibank, N.A... 2.234% Fixed   CPI    Maturity  USD 34,000,000  01/23/24     --       --        (39,154)      (39,154)
Citibank, N.A... 2.171% Fixed   CPI    Maturity  USD 11,000,000  04/07/24     --       --         (4,588)       (4,588)
Citibank, N.A... 2.148% Fixed   CPI    Maturity  USD 19,000,000  01/04/24     --       --         82,198        82,198
Citibank, N.A... 2.114% Fixed   CPI    Maturity  USD 14,000,000  12/19/23     --       --         87,361        87,361
Citibank, N.A... 2.112% Fixed   CPI    Maturity  USD 11,000,000  05/02/24     --       --         45,070        45,070
Citibank, N.A... 2.112% Fixed   CPI    Maturity  USD 27,000,000  12/21/24     --       --        213,660       213,660
Citibank, N.A... 2.102% Fixed   CPI    Maturity  USD 11,000,000  11/21/26     --       --        149,865       149,865
Citibank, N.A... 2.100% Fixed   CPI    Maturity  USD 18,000,000  12/11/25     --       --        186,170       186,170
Citibank, N.A... 2.087% Fixed   CPI    Maturity  USD 23,000,000  12/29/22     --       --        136,750       136,750
Citibank, N.A... 2.005% Fixed   CPI    Maturity  USD 12,000,000  11/09/25     --       --        245,347       245,347
Citibank, N.A... 1.986% Fixed   CPI    Maturity  USD 20,000,000  07/24/23     --       --        303,596       303,596
Citibank, N.A... 1.789% Fixed   CPI    Maturity  USD 21,000,000  03/31/24     --       --        683,013       683,013
Citibank, N.A... 1.752% Fixed   CPI    Maturity  USD 17,000,000  05/20/23     --       --        577,032       577,032
Citibank, N.A... 1.718% Fixed   CPI    Maturity  USD 16,000,000  05/27/20     --       --        331,461       331,461
Citibank, N.A... 1.698% Fixed   CPI    Maturity  USD 22,000,000  06/02/22     --       --        701,676       701,676
Citibank, N.A... 1.581% Fixed   CPI    Maturity  USD 10,000,000  12/28/20     --       --        234,067       234,067
Citibank, N.A... 1.578% Fixed   CPI    Maturity  USD 25,000,000  08/09/23     --       --      1,054,495     1,054,495
Citibank, N.A... 1.577% Fixed   CPI    Maturity  USD 10,000,000  11/18/21     --       --        281,274       281,274
Citibank, N.A... 1.555% Fixed   CPI    Maturity  USD 10,000,000  12/11/20     --       --        243,506       243,506
Citibank, N.A... 1.533% Fixed   CPI    Maturity  USD 10,000,000  11/10/20     --       --        230,871       230,871
Citibank, N.A... 1.520% Fixed   CPI    Maturity  USD 24,000,000  08/01/21     --       --        777,934       777,934
Citibank, N.A... 1.481% Fixed   CPI    Maturity  USD 17,000,000  08/18/21     --       --        567,028       567,028
Citibank, N.A... 1.253% Fixed   CPI    Maturity  USD 12,000,000  02/11/22     --       --        615,432       615,432
                                                                              --       --    -----------   -----------
TOTAL...........                                                              --       --    $13,220,875   $13,220,875
                                                                              ==       ==    ===========   ===========

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DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED



Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -----------------------------------------
                                       LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                       ------- ------------ ------- ------------
Municipal Bonds.......................   --    $838,596,477   --    $838,596,477
Swap Agreements**.....................   --      13,220,875   --      13,220,875
                                         --    ------------   --    ------------
TOTAL.................................   --    $851,817,352   --    $851,817,352
                                         ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
                                                              -------
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Albany Unified School District (GO)
            5.000%, 08/01/25.................................    230  $  266,726
Alhambra Unified School District (GO) Series A
            1.750%, 08/01/22.................................    300     292,818
Alhambra Unified School District (GO) Series B
            5.000%, 08/01/23.................................    100     112,938
Anaheim Housing & Public Improvements Authority (RB)
(currency)  5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/21)..    500     542,540
(currency)  5.000%, 10/01/41 (Pre-refunded @ $100, 10/1/21)..  1,320   1,432,306
Bay Area Toll Authority (RB)
            Series S-4
(currency)  5.250%, 04/01/53 (Pre-refunded @ $100, 4/1/23)...    250     283,705
Berkeley Unified School District (GO) Series E
            5.000%, 08/01/27.................................    695     837,392
Beverly Hills Unified School District (GO)
            2.000%, 08/01/22.................................    150     149,568
Burbank Unified School District (GO)
            5.000%, 08/01/24.................................    565     650,281
Cajon Valley Union School District (GO)
            5.000%, 08/01/24.................................    305     349,438
California Infrastructure & Economic Development Bank (RB) (AMBAC)
(currency)  5.000%, 07/01/36 (Pre-refunded @ $100, 1/1/28)...    100     119,184
California Municipal Finance Authority (RB)
(currency)  6.000%, 01/01/42 (Pre-refunded @ $100, 1/1/22)...    250     280,175

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
                                                              -------
CALIFORNIA -- (Continued)
California State (GO)
            5.000%, 12/01/22.................................    500  $  553,930
            5.000%, 08/01/23.................................    585     655,071
            5.000%, 10/01/25.................................  1,700   1,962,446
            5.000%, 08/01/26.................................  2,380   2,769,297
            5.000%, 08/01/26.................................  2,540   2,955,468
            5.000%, 09/01/26.................................  3,215   3,743,514
            4.000%, 11/01/26.................................  1,735   1,900,172
            3.500%, 08/01/27.................................  2,835   2,990,188
            5.000%, 08/01/27.................................  4,200   4,915,848
            5.000%, 11/01/27.................................    200     234,782
California State (GO) Series A
(currency)  5.250%, 07/01/21 (Pre-refunded @ $100, 7/1/19)...    365     373,658
California State (GO) (AMBAC)
            5.000%, 02/01/27.................................    625     727,606
California State (GO) (ETM) Series A
            5.000%, 07/01/19.................................    150     153,311
California State Department of Water Resources (RB) Series AS
            5.000%, 12/01/24.................................    775     901,209
California State Department of Water Resources Power Supply
  Revenue (RB) Series L
            5.000%, 05/01/19.................................    250     254,093
            5.000%, 05/01/20.................................    325     340,099
(currency)  5.000%, 05/01/22 (Pre-refunded @ $100, 5/1/20)...  1,000   1,046,460
California State Department of Water Resources Power Supply
  Revenue (RB) Series O
            5.000%, 05/01/21.................................  1,225   1,315,944
            5.000%, 05/01/22.................................  1,675   1,843,321
California State Public Works Board (RB)
(currency)  6.125%, 11/01/29 (Pre-refunded @ $100, 11/1/19)..  1,000   1,043,470

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
California State Public Works Board (RB) Series C-1
(currency)  5.000%, 03/01/22 (Pre-refunded @ $100, 3/1/20)..    310  $  322,893
California State Public Works Board (RB) Series D
(currency)  5.000%, 09/01/24 (Pre-refunded @ $100, 9/1/22)..    935   1,037,915
(currency)  5.000%, 09/01/29 (Pre-refunded @ $100, 9/1/22)..  1,250   1,387,587
California State University (RB) Series A
            5.000%, 11/01/20................................    570     605,277
            5.000%, 11/01/21................................    250     272,247
            5.000%, 11/01/23................................    375     425,764
            5.000%, 11/01/23................................  1,935   2,196,941
Camrosa Water District Financing Authority (RB) Series A
            4.000%, 01/15/22................................    205     217,983
Carlsbad Unified School District (GO)
            5.000%, 08/01/26................................    310     367,142
City & County of San Francisco (GO) Series E
            5.000%, 06/15/22................................    200     221,288
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/19................................    375     382,680
            5.000%, 06/15/21................................    250     269,975
City of Grover Beach (GO)
            5.000%, 09/01/22................................    390     432,319
            5.000%, 09/01/26................................    345     408,677
            5.000%, 09/01/27................................    445     533,039
City of Long Beach Harbor Revenue (RB) Series C
            5.000%, 11/15/18................................    400     400,484
City of Los Angeles (GO) Series B
            5.000%, 09/01/19................................    150     153,962
City of Los Angeles CA (RN)
            4.000%, 06/27/19................................  2,000   2,028,780
City of Pacifica COP
            5.000%, 01/01/24................................    250     283,592
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/23................................    975   1,100,580

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
City of Pittsburg Water Revenue (RB) Series A
            5.000%, 08/01/24................................    275  $  315,227
City of San Francisco Public Utilities Commission Water
  Revenue (RB)
            5.000%, 11/01/23................................    855     975,093
            5.000%, 11/01/24................................  1,000   1,159,560
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series D
            5.000%, 11/01/25................................    220     259,279
            5.000%, 11/01/26................................    150     178,827
Cloverdale Unified School District (GO) (AGM) Series A
(currency)  5.250%, 08/01/32 (Pre-refunded @ $100, 8/1/21)      235     255,903
Conejo Valley Unified School District (GO) Series B
            4.000%, 08/01/27................................    525     585,202
Contra Costa Transportation Authority (RB) Series A
            5.000%, 03/01/23................................    260     292,425
            5.000%, 03/01/24................................    750     860,752
Contra Costa Transportation Authority (RB) Series B
(currency)  5.000%, 03/01/23 (Pre-refunded @ $100, 3/1/20)..    225     234,358
Contra Costa Water District (RB) Series U
            5.000%, 10/01/19................................    100     103,025
Culver City Unified School District (GO) Series C
            8.000%, 08/01/23................................    460     581,279
Desert Sands Unified School District (GO) Series A
            5.000%, 06/01/23................................    375     422,426
Dixie School District (GO)
            5.000%, 08/01/21................................    500     540,725
Dublin-San Ramon Services District Water Revenue (RB)
(currency)  5.500%, 08/01/34 (Pre-refunded @ $100, 2/1/21)..  1,425   1,538,273
El Monte Union High School District (GO)
            5.000%, 06/01/24................................    250     285,017

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
                                                              -------
CALIFORNIA -- (Continued)
Elsinore Valley Municipal Water District Financing Authority
  (RB) Series A
            5.000%, 07/01/24.................................    400  $  459,096
Emery Unified School District (GO)
            5.000%, 08/01/27.................................    600     712,506
Fairfield-Suisun Unified School District (GO)
            5.000%, 08/01/26.................................    695     822,032
Grossmont Healthcare District (GO) Series C
            5.000%, 07/15/23.................................  1,000   1,125,840
Grossmont Union High School District (GO)
            5.000%, 08/01/21.................................    200     216,458
Kern High School District (GO) Series E
            4.000%, 08/01/24.................................    200     219,330
Los Angeles Community College District (GO) Series C
            5.000%, 08/01/22.................................    360     399,758
Los Angeles County Metropolitan Transportation Authority (RB)
(currency)  5.000%, 07/01/23 (Pre-refunded @ $100, 7/1/21)...  1,000   1,080,130
Los Angeles County Metropolitan Transportation Authority
  (RB) Series A
            5.000%, 07/01/19.................................  1,200   1,226,004
            5.000%, 07/01/22.................................  1,600   1,771,712
            5.000%, 07/01/24.................................    600     692,094
Los Angeles Department of Water (RB) Series A
            5.000%, 07/01/25.................................  1,000   1,175,360
Los Angeles Department of Water & Power Power System Revenue
  (RB) Series A
            5.000%, 07/01/19.................................    300     306,501
            5.000%, 07/01/20.................................    515     541,363
Los Angeles Department of Water & Power Power System Revenue
  (RB) Series B
            5.000%, 07/01/23.................................    825     932,704
            5.000%, 07/01/26.................................    400     474,860

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
                                                              -------
CALIFORNIA -- (Continued)
Los Angeles Department of Water & Power Power System Revenue
  (RB) Series C
            5.000%, 07/01/26.................................    335  $  397,695
Los Angeles Unified School District (GO) Series A
            5.000%, 07/01/19.................................  1,000   1,021,670
            5.000%, 07/01/24.................................  1,425   1,633,078
            5.000%, 07/01/26.................................  1,085   1,270,600
            5.000%, 07/01/27.................................    480     567,202
Los Angeles Unified School District (GO) Series B-1
            5.000%, 07/01/27.................................    175     206,792
Los Rios Community College District (GO) Series F
            2.000%, 08/01/20.................................    200     200,752
Merced Community College District (GO)
            4.000%, 08/01/19.................................    200     203,502
Mesa Water District COP
(currency)  5.000%, 03/15/22 (Pre-refunded @ $100, 3/15/20)..    500     521,050
Millbrae Public Financing Authority (RB)
            5.000%, 12/01/25.................................    390     455,383
            5.000%, 12/01/26.................................    265     312,136
            5.000%, 12/01/27.................................    385     457,927
Morongo Unified School District (GO) Series A
            5.000%, 08/01/25.................................     20      23,167
            5.000%, 08/01/26.................................    280     328,154
            5.000%, 08/01/27.................................    130     153,707
Mount Diablo Unified School District (GO) Series G
            3.000%, 08/01/24.................................    130     135,083
Municipal Improvement Corp. of Los Angeles (RB) Series A
            5.000%, 11/01/22.................................  1,100   1,221,253
            5.000%, 11/01/23.................................    750     848,865
            5.000%, 11/01/24.................................    425     489,196
Napa Valley Community College District (GO) Series A
            5.000%, 08/01/21.................................    250     270,013
New Haven Unified School District (GO)
            5.000%, 08/01/26.................................    150     177,300

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Northern California Transmission Agency (RB) Series A
            5.000%, 05/01/24................................    280  $  319,295
Northern Humboldt Union High School District (GO)
            4.000%, 08/01/25................................    120     131,813
Novato Sanitary District (RB)
            5.000%, 02/01/22................................    340     371,793
Oak Park Unified School District (GO)
            4.000%, 08/01/22................................    200     213,620
Oakdale Joint Unified School District (GO)
            4.000%, 08/01/23................................    400     431,528
            4.000%, 08/01/24................................    175     190,631
Oakland Unified School District/ Alameda County (GO)
            5.000%, 08/01/24................................    750     854,505
(currency)  6.625%, 08/01/38 (Pre-refunded @ $100, 8/1/21)..    800     900,224
Oakland Unified School District/ Alameda County (GO) Series
  A
            5.000%, 08/01/25................................    200     231,128
Oakland Unified School District/ Alameda County (GO) Series
  C
            5.000%, 08/01/24................................    510     581,063
Oakland Unified School District/ Alameda County (GO) (AGM)
            5.000%, 08/01/25................................  1,075   1,242,313
Ontario Montclair School District (GO) (AGM) Series B
            5.000%, 08/01/21................................    160     172,496
Otay Water District (RB)
            5.000%, 09/01/22................................    740     820,875
Pacific Grove Unified School District (GO)
            3.000%, 08/01/26................................    210     217,199
Pajaro Valley Unified School District (GO) Series D
            4.000%, 08/01/19................................    370     376,283
Palm Springs Financing Authority (RB)
            5.000%, 11/01/25................................    260     304,949

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Palomar Community College District (GO)
            5.000%, 05/01/23................................    200  $  225,682
Pasadena Unified School District (GO)
            5.000%, 08/01/26................................    525     620,146
Pasadena Unified School District (GO) Series B
            5.000%, 08/01/26................................  1,000   1,181,230
Placentia-Yorba Linda Unified School District (GO)
            5.000%, 08/01/23................................    205     230,635
Port of Los Angeles (RB) Series A
            5.000%, 08/01/19................................    750     768,450
Redondo Beach Unified School District (GO) (AGM) Series A
            5.000%, 08/01/23................................    255     287,500
Reed Union School District (GO)
            4.000%, 08/01/26................................    250     278,680
Regents of the University of California Medical Center
  Pooled Revenue (RB) Series J
(currency)  5.000%, 05/15/25 (Pre-refunded @ $100, 5/15/23).    530     596,409
(currency)  5.250%, 05/15/27 (Pre-refunded @ $100, 5/15/23).    260     295,378
Riverside Unified School District (GO) Series A
            5.000%, 08/01/19................................    775     793,949
Ross Valley Public Financing Authority (RB)
            5.000%, 01/01/25................................    410     473,013
Sacramento County Sanitation Districts Financing Authority
  (RB) (NATL) Series A
            5.250%, 12/01/20................................    510     544,144
Sacramento Municipal Utility District (RB) Series D
            5.000%, 08/15/22................................  1,350   1,501,632
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/23................................    350     397,687
San Carlos CA School District (GO)
            5.000%, 10/01/20................................    500     529,185

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
San Diego Community College District (GO)
            5.000%, 08/01/23................................    500  $  567,840
            5.000%, 08/01/26................................    275     328,482
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series A
(currency)  5.250%, 05/15/39 (Pre-refunded @ $100, 5/15/19).    475     484,215
San Diego Unified School District (GO) (AGM) Series F-1
            5.250%, 07/01/27................................    475     579,481
San Diego Unified School District (GO) Series R-5
            5.000%, 07/01/26................................    200     237,274
San Francisco Bay Area Rapid Transit District (GO)
            5.000%, 08/01/20................................  1,030   1,085,496
San Francisco Community College District (GO)
            5.000%, 06/15/24................................  1,315   1,507,845
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/22................................  1,300   1,340,235
San Francisco Unified School District (GO) Series A
            5.000%, 06/15/25................................    650     758,914
            5.000%, 06/15/26................................    880   1,041,119
San Gabriel Unified School District (GO) Series A
            5.000%, 08/01/25................................    230     266,883
San Lorenzo Unified School District (GO)
            5.000%, 08/01/21................................    140     151,130
San Mateo Union High School District (GO) Series C
            4.000%, 09/01/26................................    320     357,069
San Matro County Community College District (GO) Series B
            5.000%, 09/01/28................................    100     121,086
San Rafael City High School District (GO) Series B
            5.000%, 08/01/27................................    100     119,703
Santa Clara County Financing Authority (RB) Series A
            5.000%, 11/15/22................................  2,000   2,233,180

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Santa Clara Unified School District (GO)
            5.000%, 07/01/19................................  1,200  $1,225,596
Santa Clara Valley Transportation Authority (RB) Series A
            5.000%, 06/01/26................................    400     474,120
Santa County Clara (GO) Series C
            5.000%, 08/01/26................................  1,100   1,309,616
Santa Paula Union High School District (GO) Series A
            5.000%, 08/01/19................................    260     266,240
Santee School District (GO)
            5.000%, 08/01/24................................    290     332,253
Scotts Valley Unified School District (GO) Series B
            4.000%, 08/01/24................................    150     163,989
            4.000%, 08/01/25................................    250     275,755
            5.000%, 08/01/26................................    250     294,920
Simi Valley Unified School District (GO)
            5.000%, 08/01/19................................    610     624,866
Southern California Water Replenishment District (RB)
            5.000%, 08/01/24................................    625     721,525
Southwestern Community College District (GO) Series B
            4.000%, 08/01/25................................    250     275,427
Sylvan Union School District (GO) Series C
            5.000%, 08/01/25................................    380     440,937
Tahoe-Truckee Unified School District (GO)
            5.000%, 08/01/26................................    100     118,588
Tahoe-Truckee Unified School District (GO) Series C
            2.000%, 08/01/20................................  1,190   1,193,046
University of California (RB) Series AF
(currency)  5.000%, 05/15/27 (Pre-refunded @ $100, 5/15/23).  1,550   1,747,811
Washington Union School District/ Monterey County (GO)
            5.000%, 08/01/27................................    135     160,082

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                       FACE
                                                                      AMOUNT^    VALUE+
                                                                      ------- ------------
                                                                       (000)
                                                                      -------
CALIFORNIA -- (Continued)
West Valley-Mission Community College District (GO) Series B
    5.000%, 08/01/27.................................................   220   $    264,304
                                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $120,317,893)..............................................         $117,836,189
                                                                              ============

As of October 31, 2018, DFA California Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT              UNREALIZED
                  MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS  MARKET    APPRECIATION
COUNTERPARTY    BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED  VALUE    (DEPRECIATION)
------------  ------------ -------- --------- -------------- ---------- -------- -------- --------  --------------
Bank of
  America....
Corp......... 2.367% Fixed   CPI    Maturity  USD  6,000,000  07/17/25     --       --    $(66,665)    $(66,665)
Bank of
  America....
Corp......... 2.265% Fixed   CPI    Maturity  USD  7,000,000  02/23/24     --       --     (22,850)     (22,850)
Bank of
  America....
Corp......... 2.063% Fixed   CPI    Maturity  USD  4,000,000  11/08/23     --       --      45,330       45,330
Bank of
  America....
Corp......... 2.060% Fixed   CPI    Maturity  USD 11,000,000  11/06/21     --       --      84,872       84,872
Bank of
  America....
Corp......... 2.058% Fixed   CPI    Maturity  USD 11,000,000  12/12/22     --       --      76,490       76,490
Citibank,
  N.A........ 2.312% Fixed   CPI    Maturity  USD  7,000,000  07/24/23     --       --     (53,467)     (53,467)
Citibank,
  N.A........ 2.289% Fixed   CPI    Maturity  USD 12,000,000  07/26/23     --       --     (79,377)     (79,377)
Citibank,
  N.A........ 2.260% Fixed   CPI    Maturity  USD 10,000,000  08/08/22     --       --     (57,707)     (57,707)
Citibank,
  N.A........ 2.225% Fixed   CPI    Maturity  USD  6,000,000  03/26/23     --       --     (18,022)     (18,022)
Citibank,
  N.A........ 2.160% Fixed   CPI    Maturity  USD  7,000,000  01/09/23     --       --      16,048       16,048
Citibank,
  N.A........ 2.143% Fixed   CPI    Maturity  USD  8,000,000  01/18/22     --       --      12,678       12,678
Citibank,
  N.A........ 2.075% Fixed   CPI    Maturity  USD  5,000,000  12/06/23     --       --      39,778       39,778
Citibank,
  N.A........ 2.065% Fixed   CPI    Maturity  USD  4,000,000  11/09/21     --       --      28,168       28,168
Citibank,
  N.A........ 2.054% Fixed   CPI    Maturity  USD 10,000,000  11/06/22     --       --      99,291       99,291
Citibank,
  N.A........ 2.043% Fixed   CPI    Maturity  USD  6,000,000  11/07/22     --       --      61,716       61,716
Merrill
  Lynch......
Capital
  Services,..
Inc.......... 2.317% Fixed   CPI    Maturity  USD  6,000,000  05/09/25     --       --     (28,013)     (28,013)
                                                                           --       --    --------     --------
TOTAL........                                                              --       --    $138,270     $138,270
                                                                           ==       ==    ========     ========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------
                                         LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                         ------- ------------ ------- ------------
Municipal Bonds.........................   --    $117,836,189   --    $117,836,189
Swap Agreements**.......................   --         138,270   --         138,270
                                           --    ------------   --    ------------
TOTAL...................................   --    $117,974,459   --    $117,974,459
                                           ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         DFA MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
    5.000%, 08/01/20........................................    200  $  209,892
    5.000%, 08/01/21........................................  1,000   1,075,050
    5.000%, 08/01/23........................................    300     335,505
Baldwin County (GO)
    4.000%, 05/01/20........................................    610     627,269
                                                                     ----------
TOTAL ALABAMA...............................................          2,247,716
                                                                     ----------
ALASKA -- (0.4%)
Alaska State (GO) Series B
    5.000%, 08/01/20........................................    290     303,885
Borough of Fairbanks North Star (GO) Series S
    4.000%, 10/01/21........................................    560     587,160
City of Anchorage (GO) Series A
    3.000%, 09/01/22........................................    765     784,798
                                                                     ----------
TOTAL ALASKA................................................          1,675,843
                                                                     ----------
ARIZONA -- (0.4%)
City of Chandler (GO)
    3.000%, 07/01/20........................................    550     558,041
City of Phoenix (GO)
    4.000%, 07/01/21........................................    500     523,550
Maricopa County School District No. 3 Tempe Elementary (GO)
    3.000%, 07/01/21........................................    550     560,742
                                                                     ----------
TOTAL ARIZONA...............................................          1,642,333
                                                                     ----------
ARKANSAS -- (0.7%)
Arkansas State (GO)
    5.000%, 04/01/21........................................    400     426,376
    5.000%, 06/15/21........................................  1,250   1,338,913
    5.000%, 04/01/22........................................  1,110   1,209,367
                                                                     ----------
TOTAL ARKANSAS..............................................          2,974,656
                                                                     ----------
CALIFORNIA -- (1.5%)
California State (GO)
    5.000%, 09/01/26........................................  1,195   1,391,446
    3.500%, 08/01/27........................................  5,000   5,273,700
                                                                     ----------
TOTAL CALIFORNIA............................................          6,665,146
                                                                     ----------

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
COLORADO -- (1.4%)
Boulder Valley School District No. Re-2 Boulder (GO) (ST
  AID WITHHLDG) Series B
    4.000%, 12/01/24........................................  1,000  $1,085,290
Denver City & County School District No. 1 (GO) (ST AID
  WITHHLDG) Series B
    5.000%, 12/01/24........................................    550     627,770
Pueblo City Schools (GO) (ST AID WITHHLDG)
    5.000%, 12/15/20........................................    550     582,175
Weld County School District No. RE-4 (GO) (ST INTERCEPT)
    4.000%, 12/01/22........................................  1,140   1,210,019
    5.000%, 12/01/24........................................  2,280   2,581,758
                                                                     ----------
TOTAL COLORADO..............................................          6,087,012
                                                                     ----------
CONNECTICUT -- (0.3%)
Connecticut State (GO) Series E
    4.000%, 09/15/20........................................    550     565,169
Hartford County Metropolitan District (GO)
    5.000%, 03/01/19........................................    600     605,820
                                                                     ----------
TOTAL CONNECTICUT...........................................          1,170,989
                                                                     ----------
DELAWARE -- (0.5%)
Kent County (GO)
    4.000%, 09/01/24........................................    415     449,038
New Castle County (GO)
    5.000%, 10/01/23........................................  1,600   1,795,648
                                                                     ----------
TOTAL DELAWARE..............................................          2,244,686
                                                                     ----------
DISTRICT OF COLUMBIA -- (0.4%)
Washington Metropolitan Area Transit Authority (RB) Series B
    5.000%, 07/01/25........................................    720     822,240
    5.000%, 07/01/27........................................  1,000   1,163,160
                                                                     ----------
TOTAL DISTRICT OF COLUMBIA                                            1,985,400
                                                                     ----------
FLORIDA -- (1.9%)
City of Port Saint Lucie (GO)
    5.000%, 07/01/20........................................    420     438,534
Flagler County (GO) (BAM)
    5.000%, 07/01/22........................................    465     507,320

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
FLORIDA -- (Continued)
Florida State (GO) Series A
    5.000%, 06/01/19.......................................    100  $   101,780
    5.000%, 06/01/24.......................................    350      397,061
Florida State Board of Education (GO) Series E
    5.000%, 06/01/20.......................................  1,390    1,453,203
Florida's Turnpike Enterprise (RB) Series B
    5.000%, 07/01/19.......................................  1,135    1,157,689
Miami-Dade County (GO) Series D
    5.000%, 07/01/20.......................................  2,000    2,094,640
Orange County Water Utility System Revenue (RB)
    5.000%, 10/01/21.......................................    525      566,722
Orlando Utilities Commission (RB) Series C
    5.250%, 10/01/22.......................................  1,000    1,109,400
Palm Beach County (RB)
    5.000%, 11/01/23.......................................    810      907,402
                                                                    -----------
TOTAL FLORIDA..............................................           8,733,751
                                                                    -----------
GEORGIA -- (3.9%)
Cobb County School District
    2.000%, 12/20/18.......................................  1,000    1,000,470
Columbia County School District (GO) (ST AID WITHHLDG)
    5.000%, 04/01/20.......................................  1,305    1,358,361
Georgia State (GO) Series A
    5.000%, 07/01/26.......................................  1,200    1,402,548
Georgia State (GO) Series C
    5.000%, 07/01/19.......................................  2,000    2,040,660
Georgia State (GO) Series E
    5.000%, 12/01/21.......................................  3,000    3,251,610
    5.000%, 12/01/26.......................................  2,000    2,349,360
Georgia State (GO) Series I
    5.000%, 07/01/20.......................................  2,000    2,095,300
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
    5.000%, 10/01/23.......................................  3,455    3,874,092
                                                                    -----------
TOTAL GEORGIA..............................................          17,372,401
                                                                    -----------
HAWAII -- (2.1%)
City & County of Honolulu (GO) Series B
    5.000%, 10/01/23.......................................    150      168,047
    5.000%, 10/01/25.......................................    725      836,425
Hawaii County (GO) Series D
    5.000%, 09/01/20.......................................  1,375    1,446,198

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
HAWAII -- (Continued)
Hawaii State (GO) Series DQ
            5.000%, 06/01/19................................    300  $  305,304
Hawaii State (GO) Series EE
            5.000%, 11/01/20................................  1,300   1,373,099
Hawaii State (GO) Series EO
            5.000%, 08/01/22................................  1,000   1,097,130
Hawaii State (GO) Series FE
            5.000%, 10/01/24................................  1,005   1,141,127
            5.000%, 10/01/25................................  2,790   3,211,178
                                                                     ----------
TOTAL HAWAII................................................          9,578,508
                                                                     ----------
INDIANA -- (0.7%)
Indiana University (RB) Series A
            5.000%, 06/01/21................................  2,755   2,951,735
                                                                     ----------
IOWA -- (0.4%)
City of Davenport (GO) Series C
            4.000%, 06/01/24................................  1,410   1,517,978
Iowa Finance Authority (RB)
(currency)  5.000%, 08/01/20
            (Pre-refunded @ $100, 8/1/19)...................    500     511,395
                                                                     ----------
TOTAL IOWA..................................................          2,029,373
                                                                     ----------
KANSAS -- (1.5%)
City of Merriam (GO)
            5.000%, 10/01/25................................    800     923,504
City of Wichita (GO) Series 811
            5.000%, 06/01/22................................    550     602,140
Johnson County (GO) Series B
            5.000%, 09/01/22................................    650     714,727
Johnson County Unified School District No. 229 Blue Valley
  (GO) Series A
            5.000%, 10/01/26................................    225     263,045
Johnson County Unified School District No. 229 Blue Valley
  (GO) Series B
            5.000%, 10/01/23................................    750     840,600
Kansas State Department of Transportation (RB) Series A
            5.000%, 09/01/26................................  1,000   1,168,240
Saline County Unified School District No. 305 Salina (GO)
            5.000%, 09/01/20................................  1,900   1,997,679
                                                                     ----------
TOTAL KANSAS................................................          6,509,935
                                                                     ----------

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
KENTUCKY -- (2.1%)
Kentucky State Economic Development Finance Authority (RB)
  Series A
(currency)  5.000%, 05/01/24 (Pre-refunded @ $100, 5/1/19)    2,300  $2,334,546
Louisville & Jefferson County (RB)
(currency)  5.000%, 12/01/35................................  2,200   2,405,392
Louisville & Jefferson County (GO) Series B
            5.000%, 11/01/21................................  1,700   1,838,363
Louisville & Jefferson County Metropolitan Sewer District
  (RB) Series C
            5.000%, 05/15/23................................  1,850   2,056,386
Louisville Water Co. (RB) Series A
            4.000%, 11/15/21................................    800     840,856
                                                                     ----------
TOTAL KENTUCKY..............................................          9,475,543
                                                                     ----------
LOUISIANA -- (0.4%)
Louisiana State (GO) Series C
            5.000%, 08/01/21................................  1,000   1,072,550
            5.000%, 08/01/23................................    500     557,270
                                                                     ----------
TOTAL LOUISIANA.............................................          1,629,820
                                                                     ----------
MAINE -- (0.2%)
Maine State (GO) Series B
            5.000%, 06/01/23................................  1,000   1,114,420
                                                                     ----------
MARYLAND -- (6.9%)
Anne County Arundel (GO)
            5.000%, 10/01/20................................    500     527,150
Baltimore County (BAN)
            4.000%, 03/18/19................................  3,500   3,528,315
Baltimore County (GO)
            5.000%, 08/01/20................................    750     787,095
            5.000%, 08/01/22................................    600     659,184
            5.000%, 03/01/28................................  1,335   1,575,847
Carroll County (GO).........................................
            5.000%, 11/01/21................................    550     594,600
City of Baltimore (GO) Series B
            5.000%, 10/15/27................................  2,025   2,373,847
Harford County (GO) Series A
            5.000%, 09/15/20................................    570     600,347
Howard County (GO) Series D
            5.000%, 02/15/24................................  1,300   1,467,505
Maryland State (GO)
            5.000%, 06/01/22................................  1,175   1,285,121
            5.000%, 06/01/23................................  3,000   3,343,260

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MARYLAND -- (Continued)
Maryland State (GO) Series B
    5.000%, 08/01/20.......................................  1,000  $ 1,049,640
    4.000%, 08/01/23.......................................    850      911,837
    5.000%, 08/01/24.......................................  1,000    1,135,890
    5.000%, 08/01/27.......................................    500      588,190
Maryland State (GO) Series C
    5.000%, 11/01/19.......................................    915      942,432
    5.000%, 08/01/20.......................................    700      734,748
    5.000%, 08/01/22.......................................  1,000    1,097,130
Montgomery County (GO) Series A
    5.000%, 11/01/24.......................................  2,000    2,281,640
Montgomery County (GO) Series B
    5.000%, 12/01/21.......................................    350      379,792
Montgomery County (GO) Series D
    3.000%, 11/01/23.......................................  3,000    3,084,300
Washington Suburban Sanitary Commission (GO)
    5.000%, 06/01/24.......................................    655      743,071
Worcester County (GO) Series B
    4.000%, 08/01/21.......................................  1,000    1,048,520
                                                                    -----------
TOTAL MARYLAND.............................................          30,739,461
                                                                    -----------
MASSACHUSETTS -- (4.2%)
City of Lowell (GO) (ST AID WITHHLDG)
    4.000%, 09/01/23.......................................    250      266,370
City of Quincy (BAN).......................................
    2.500%, 01/18/19.......................................  1,000    1,001,140
City of Somerville (BAN)
    3.000%, 06/07/19.......................................  4,000    4,023,200
City of Springfield (GO) (ST AID WITHHLDG) Series C
    4.000%, 08/01/23.......................................    285      305,073
Commonwealth of Massachusetts (GO) Series A
    5.000%, 07/01/26.......................................  1,250    1,454,363
Commonwealth of Massachusetts (GO) Series B
    5.000%, 01/01/22.......................................  1,000    1,085,410
    5.000%, 08/01/22.......................................  1,165    1,279,916
Commonwealth of Massachusetts (GO) Series C
    5.000%, 08/01/20.......................................    100      104,964
    5.000%, 10/01/21.......................................  1,750    1,889,072
    5.000%, 04/01/22.......................................  1,275    1,391,331

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MASSACHUSETTS -- (Continued)
Commonwealth of Massachusetts (GO) (AGM) Series B
            5.250%, 09/01/24...............................    400  $   460,260
Massachusetts Development Finance Agency (RB) Series I
(currency)  6.750%, 01/01/36 (Pre-refunded @ $100, 1/1/21).  2,865    3,136,974
Tantasqua Regional School District (GO)
            5.000%, 10/01/19...............................  1,360    1,397,876
Town of Holbrook (GO)
            5.000%, 12/01/21...............................    755      816,215
                                                                    -----------
TOTAL MASSACHUSETTS........................................          18,612,164
                                                                    -----------
MICHIGAN -- (2.0%)
Michigan Finance Authority (RB) Series A
            5.000%, 01/01/19...............................  1,500    1,507,515
Michigan State (GO) Series A
            5.000%, 12/01/24...............................  1,275    1,456,063
Michigan State Trunk Line Revenue (RB)
            5.000%, 11/15/18...............................  2,515    2,517,867
Michigan State Trunk Line Revenue (RB) (AGM)
            5.500%, 11/01/21...............................  3,275    3,584,815
                                                                    -----------
TOTAL MICHIGAN.............................................           9,066,260
                                                                    -----------
MINNESOTA -- (4.0%)
Bloomington Independent School District No. 271 (GO) (SD
  CRED PROG) Series A
            5.000%, 02/01/21...............................  1,100    1,168,629
City of Rochester (GO) Series A
            5.000%, 02/01/20...............................    150      155,399
City of Saint Paul (GO) Series A
            5.000%, 09/01/21...............................    400      430,904
City of Saint Paul (GO) Series B
            5.000%, 11/01/20...............................    100      105,663
Elk River Independent School District No. 728 (GO) (SD
  CRED PROG) Series A
            5.000%, 02/01/21...............................    520      551,855

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MINNESOTA -- (Continued)
Elk River Independent School District No. 728 (GO) (SD
  CRED PROG) Series C
            5.000%, 02/01/21...............................  3,000  $ 3,183,780
Hennepin County (GO) Series B
            5.000%, 12/01/21...............................    350      379,683
Housing & Redevelopment Authority of The City of Saint
  Paul Minnesota (RB) Series A1
(currency)  5.250%, 11/15/29 (Pre-refunded @ $100,
              11/15/19)....................................  2,000    2,065,060
Metropolitan Council (GO) Series B
            5.000%, 03/01/24...............................  1,295    1,461,110
Minnesota State (GO) Series B
            5.000%, 10/01/19...............................    600      616,320
Minnesota State (GO) Series D
            5.000%, 08/01/21...............................  2,000    2,150,100
Minnesota State (GO) Series E
            5.000%, 08/01/22...............................    760      834,100
            4.000%, 10/01/22...............................  3,000    3,190,950
Saint Paul Independent School District No. 625 (GO) (SD
  CRED PROG) Series B
            5.000%, 02/01/21...............................  1,425    1,512,609
                                                                    -----------
TOTAL MINNESOTA............................................          17,806,162
                                                                    -----------
MISSISSIPPI -- (0.2%)
Mississippi State (GO) Series C
            5.000%, 10/01/20...............................    950    1,000,303
                                                                    -----------
MISSOURI -- (0.7%)
Cass County Reorganized School District No. R-2 (GO) (ST
  AID DIR DEP)
            5.000%, 03/01/21...............................  1,110    1,181,506
Columbia School District (GO) Series B
            5.000%, 03/01/25...............................  1,725    1,982,525
                                                                    -----------
TOTAL MISSOURI.............................................           3,164,031
                                                                    -----------

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MONTANA -- (0.1%)
City & County of Butte-Silver Bow (GO)
            4.000%, 07/01/21................................    500  $  521,960
                                                                     ----------
NEBRASKA -- (1.4%)
Lancaster County School District 001 (GO)
            5.000%, 01/15/21................................    700     741,741
Metropolitan Utilities District of Omaha (RB)
            5.000%, 12/01/20................................    300     317,364
Omaha School District (GO)
            5.000%, 12/15/25................................  4,000   4,625,800
Southern Public Power District (RB)
            5.000%, 12/15/21................................    400     432,196
                                                                     ----------
TOTAL NEBRASKA..............................................          6,117,101
                                                                     ----------
NEVADA -- (1.9%)
Clark County School District (GO) Series A
            5.000%, 06/15/21................................  1,250   1,329,375
Clark County Water Reclamation District (GO) Series A
(currency)  5.250%, 07/01/34 (Pre-refunded @ $100, 7/1/19)..  2,320   2,371,133
Nevada State (GO) Series C
            5.000%, 11/01/24................................    450     510,952
Nevada State (GO) Series D1
            5.000%, 03/01/22................................    250     271,598
Washoe County School District (GO) Series A
            3.000%, 06/01/19................................    550     552,865
Washoe County School District (GO) Series D
            5.000%, 06/01/21................................  3,335   3,561,013
                                                                     ----------
TOTAL NEVADA................................................          8,596,936
                                                                     ----------
NEW HAMPSHIRE -- (0.4%)
City of Dover (GO)
            3.000%, 06/15/20................................    610     619,077
City of Nashua (GO)
            4.000%, 07/15/24................................    770     833,140
New Hampshire State (GO) Series B
            5.000%, 06/01/19................................    250     254,435
                                                                     ----------
TOTAL NEW HAMPSHIRE.........................................          1,706,652
                                                                     ----------

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW JERSEY -- (2.1%)
City of Hoboken (GO)
    3.000%, 02/01/23........................................  2,000  $2,039,200
    3.000%, 02/01/25........................................    910     923,477
Middlesex County (BAN)......................................
    3.000%, 06/11/19........................................    950     955,615
Middlesex County (GO)
    4.000%, 01/15/21........................................  1,210   1,258,944
Montville Township (GO)
    3.000%, 10/01/25........................................    500     512,255
Princeton (GO)
    3.000%, 09/15/24........................................  1,515   1,559,435
Township of Parsippany-Troy Hills (GO) Series ABCD
    2.000%, 09/15/21........................................  2,000   1,970,980
                                                                     ----------
TOTAL NEW JERSEY............................................          9,219,906
                                                                     ----------
NEW MEXICO -- (1.5%)
New Mexico State (GO) (ETM)
    5.000%, 03/01/21........................................  1,000   1,063,950
New Mexico State Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/27........................................  4,000   4,676,040
Santa Fe County (GO)
    5.000%, 07/01/22........................................    710     777,755
                                                                     ----------
TOTAL NEW MEXICO............................................          6,517,745
                                                                     ----------
NEW YORK -- (6.7%)
City of New York (GO) Series A
    5.000%, 08/01/24........................................  2,100   2,380,560
City of New York (GO) Series B
    5.000%, 08/01/19........................................    100     102,241
City of New York (GO) Series C
    5.000%, 08/01/22........................................    500     548,185
City of New York (GO) Series E
    5.000%, 08/01/19........................................    250     255,602
    5.000%, 08/01/19........................................  1,000   1,022,410
    5.000%, 08/01/21........................................    265     284,594
    5.000%, 08/01/22........................................  1,000   1,096,370
City of New York (GO) Series F
    5.000%, 08/01/21........................................    450     483,273
City of New York (GO) Series F-1
    5.000%, 06/01/21........................................  2,110   2,257,932

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
                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW YORK -- (Continued)
City of New York (GO) Series H
            5.000%, 08/01/22................................  2,010  $2,203,704
Corning City School District (GO) (ST AID WITHHLDG)
            5.000%, 06/15/19................................    250     254,745
Kingston City School District (GO) (ST AID WITHHLDG)
            3.000%, 06/01/26................................  1,530   1,555,995
Long Island Power Authority (RB) (BHAC-CR) Series A
(currency)  6.000%, 05/01/33 (Pre-refunded @ $100, 5/1/19)..    600     612,360
Metropolitan Transportation Authority (RB)
            5.000%, 11/15/25................................  1,275   1,444,294
Middle Country Central School District (GO) (ST AID
  WITHHLDG)
            2.000%, 08/15/21................................    400     398,380
Middletown City School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20................................    760     759,392
New York State Dormitory Authority (RB)
(currency)  6.250%, 12/01/37 (Pre-refunded @ $100, 12/1/18).    250     250,905
New York State Dormitory Authority (RB) Series A
            5.000%, 03/15/19................................    350     354,028
            5.000%, 03/15/21................................  1,000   1,065,470
            5.000%, 03/15/23................................    600     666,168
            5.000%, 02/15/25................................    500     571,030
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/22................................    800     869,552
            5.000%, 02/15/24................................    300     337,545
New York State Dormitory Authority (RB) Series C
            5.000%, 03/15/19................................    250     252,878
New York State Dormitory Authority (RB) Series E
            5.000%, 02/15/21................................    100     106,298
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/20................................    810     842,530
            5.000%, 03/15/25................................    500     571,900

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
NEW YORK -- (Continued)
North Shore Central School District (GO) (ST AID WITHHLDG)
            2.000%, 12/15/23...............................    315  $   306,391
Port Authority of New York & New Jersey (RB) Series 194
            5.000%, 10/15/19...............................    465      478,722
Riverhead Central School District (GO) (ST AID WITHHLDG)
            2.000%, 10/15/22...............................    540      536,134
Triborough Bridge & Tunnel Authority (RB) Series B
            5.000%, 11/15/18...............................    325      325,370
            5.000%, 11/15/20...............................  4,700    4,972,177
Triborough Bridge & Tunnel Authority (RB) Series C1
            4.000%, 11/15/27...............................  1,500    1,644,075
                                                                    -----------
TOTAL NEW YORK.............................................          29,811,210
                                                                    -----------
NORTH CAROLINA -- (3.4%)
City of Charlotte Water & Sewer System Revenue (RB)
            5.000%, 07/01/19...............................  3,000    3,061,380
New Hanover County (GO)
            5.000%, 02/01/23...............................  1,550    1,720,360
North Carolina Eastern Municipal Power Agency (RB)
  (NATL-IBC) (ETM) Series B
(currency)  6.000%, 01/01/22...............................  1,725    1,919,735
North Carolina Medical Care Commission (RB) Series D
(currency)  6.250%, 12/01/33 (Pre-refunded @ $100, 12/1/18)  1,000    1,003,480
North Carolina State (GO) Series B
            5.000%, 06/01/25...............................  1,405    1,622,410
North Carolina State (GO) Series C
            4.000%, 05/01/22...............................  1,530    1,623,269
            5.000%, 05/01/22...............................  1,950    2,134,197
North Carolina State (GO) Series D
            4.000%, 06/01/23...............................    350      376,036
Wake County (GO)
            5.000%, 03/01/19...............................    160      161,658

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
NORTH CAROLINA -- (Continued)
    5.000%, 09/01/21.......................................  1,300  $ 1,400,802
                                                                    -----------
TOTAL NORTH CAROLINA.......................................          15,023,327
                                                                    -----------
NORTH DAKOTA -- (0.4%)
City of West Fargo (GO) Series A
    5.000%, 05/01/24.......................................  1,150    1,283,044
North Dakota State University of Agriculture & Applied
  Science (RB)
    5.000%, 04/01/21.......................................    500      530,665
                                                                    -----------
TOTAL NORTH DAKOTA.........................................           1,813,709
                                                                    -----------
OHIO -- (5.0%)
City of Columbus (GO) Series 3
    5.000%, 02/15/27.......................................  1,250    1,459,100
City of Columbus (GO) Series A
    4.000%, 04/01/22.......................................  2,000    2,115,040
    3.000%, 07/01/22.......................................    835      856,593
    5.000%, 02/15/23.......................................  4,000    4,436,560
City of Columbus (GO) Series B
    5.000%, 02/15/23.......................................    475      526,841
City of Columbus (GO) Series A
    4.000%, 04/01/24.......................................  1,500    1,613,235
Hamilton County Sewer System Revenue (RB) Series A
    5.000%, 12/01/21.......................................    500      540,850
Ohio State (GO) Series A
    5.000%, 09/15/21.......................................    800      861,936
    5.000%, 08/01/22.......................................  1,000    1,097,130
    5.000%, 09/15/22.......................................  2,250    2,474,505
    5.000%, 02/01/24.......................................  2,820    3,176,392
Ohio State (GO) Series B
    5.000%, 08/01/21.......................................  1,000    1,074,490
    5.000%, 06/15/22.......................................    450      492,611
Ohio State Water Development Authority (RB) Series A
    5.000%, 06/01/21.......................................  1,550    1,659,879
                                                                    -----------
TOTAL OHIO.................................................          22,385,162
                                                                    -----------
OKLAHOMA -- (1.4%)
City of Oklahoma City (GO)
    4.000%, 03/01/23.......................................  1,680    1,796,323
    4.000%, 03/01/25.......................................  1,255    1,363,784

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
OKLAHOMA -- (Continued)
Tulsa County Independent School District No. 1 Tulsa (GO)
  Series B
            2.000%, 08/01/20................................  2,000  $1,989,680
Tulsa County Independent School District No. 1 Tulsa (GO)
  Series C
            2.000%, 07/01/19................................  1,000   1,000,380
                                                                     ----------
TOTAL OKLAHOMA..............................................          6,150,167
                                                                     ----------
OREGON -- (0.9%)
City of McMinnville (GO)
            5.000%, 02/01/22................................    290     314,450
City of Portland Water System Revenue (RB) Series A
            5.000%, 04/01/21................................  1,250   1,334,250
Lane County School District No. 4J Eugene (GO) (SCH BD GTY)
            3.000%, 06/15/25................................    940     962,137
Oregon State (GO) Series E
            5.000%, 08/01/21................................    410     440,996
Oregon State (GO) Series F
            3.000%, 05/01/20................................    750     760,342
Oregon State (GO) Series L
            5.000%, 11/01/19................................    200     205,976
                                                                     ----------
TOTAL OREGON................................................          4,018,151
                                                                     ----------
PENNSYLVANIA -- (0.6%)
Berks County (GO)
            5.000%, 11/15/22................................    445     490,515
City of Philadelphia (GO) (AGM) Series A
(currency)  5.250%, 12/15/32 (Pre-refunded @ $100, 12/15/18)    500     502,040
Commonwealth of Pennsylvania (GO) Series REF
            5.000%, 07/01/21................................    550     587,257
            5.000%, 07/01/22................................  1,025   1,114,523
                                                                     ----------
TOTAL PENNSYLVANIA                                                    2,694,335
                                                                     ----------
RHODE ISLAND -- (0.6%)
Rhode Island State (GO) Series A
            5.000%, 08/01/19................................  1,800   1,839,798
            5.000%, 08/01/21................................  1,000   1,073,110
                                                                     ----------
TOTAL RHODE ISLAND                                                    2,912,908
                                                                     ----------

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
                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
SOUTH CAROLINA -- (1.7%)
Aiken County Consolidated School District (GO) (SCSDE)
  Series A
   5.000%, 03/01/20.........................................    770  $  800,469
Anderson County School District No. 4 (GO) (SCSDE) Series A
   5.000%, 03/01/21.........................................    500     532,445
City of North Charleston (GO) (ST AID WITHHLDG)
   5.000%, 06/01/21.........................................    500     535,445
Clemson University (RB) Series B
   5.000%, 05/01/25.........................................    750     861,315
Lexington & Richland School District No. 5 (GO) (SCSDE)
   5.000%, 03/01/19.........................................  1,440   1,455,307
Richland County (GO) (ST AID WITHHLDG) Series A
   5.000%, 03/01/22.........................................  1,085   1,182,379
Richland County School District No. 2 (GO) (SCSDE)
   5.000%, 03/01/20.........................................    500     519,785
   5.000%, 03/01/21.........................................  1,235   1,314,559
Richland County School District No. 2 (GO) (SCSDE) Series A
   5.000%, 02/01/20.........................................    600     622,350
                                                                     ----------
TOTAL SOUTH CAROLINA........................................          7,824,054
                                                                     ----------
TENNESSEE -- (4.2%)
Blount County (GO) Series B
   5.000%, 06/01/22.........................................  2,635   2,879,080
City of Clarksville Water Sewer & Gas Revenue (RB)
   5.000%, 02/01/20.........................................    565     585,476
City of Knoxville Wastewater System Revenue (RB) Series A
   5.000%, 04/01/19.........................................  1,825   1,848,177
City of Knoxville Wastewater System Revenue (RB) Series B
   4.000%, 04/01/22.........................................    310     327,831
City of Memphis (GO) Series A
   5.000%, 04/01/25.........................................  1,250   1,430,125

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 TENNESSEE -- (Continued)
 Hamilton County (GO) Series B
    5.000%, 03/01/22.......................................  1,735  $ 1,889,554
 Metropolitan Government of Nashville & Davidson County
   (GO)
    5.000%, 07/01/22.......................................    650      712,511
 Metropolitan Government of Nashville & Davidson County
   (GO) Series A
    5.000%, 01/01/22.......................................    615      667,140
    (currency) 5.000%, 07/01/25 (Pre-refunded @ $100,
      7/1/20)..............................................  3,000    3,141,960
    5.000%, 07/01/25.......................................  2,325    2,670,448
 Sullivan County (GO) Series A
    5.000%, 04/01/21.......................................    450      479,345
 Sumner County (GO)
    5.000%, 12/01/21.......................................    230      249,005
    5.000%, 12/01/22.......................................    640      706,662
 Town of Collierville (GO) Series A
    5.000%, 01/01/21.......................................  1,095    1,162,047
                                                                    -----------
 TOTAL TENNESSEE...........................................          18,749,361
                                                                    -----------
 TEXAS -- (13.6%)
 Austin Independent School District (GO) Series B
    5.000%, 08/01/20.......................................  2,410    2,530,066
 Bexar County (GO).........................................
    5.000%, 06/15/20.......................................    500      522,630
    5.000%, 06/15/21.......................................  1,275    1,363,676
 City of Dallas (GO) Series A..............................
    5.000%, 02/15/21.......................................    500      529,765
 City of Fort Worth Water & Sewer System Revenue (RB)
    5.000%, 02/15/19.......................................    180      181,593
    5.000%, 02/15/21.......................................  1,745    1,853,696
 City of Fort Worth Water & Sewer System Revenue (RB)
   Series A
    5.000%, 02/15/25.......................................  1,930    2,200,547
 City of Garland (GO) Series A
    5.000%, 02/15/24.......................................    200      224,082
 City of Houston Combined Utility System Revenue (RB) (AGC)
    (currency) 5.375%, 11/15/38 (Pre-refunded @ $100,
      5/15/19).............................................  5,000    5,091,650

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
                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
TEXAS -- (Continued)
City of San Antonio Electric & Gas Systems Revenue (RB)
   5.000%, 02/01/21.........................................    700  $  743,036
   5.000%, 02/01/22.........................................  3,360   3,645,466
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
   5.000%, 02/15/21.........................................    790     839,209
Dallas Independent School District (GO) (PSF-GTD) Series A
   5.000%, 08/15/24.........................................  3,250   3,685,045
El Paso Independent School District (GO) (PSF-GTD)
   5.000%, 08/15/24.........................................    500     565,495
Fort Bend Independent School District (GO) (PSF-GTD) Series
  C
   5.000%, 02/15/24.........................................  1,275   1,433,891
Fort Worth Independent School District (GO) (PSF-GTD)
   5.000%, 02/15/26.........................................    445     511,634
Grapevine-Colleyville Independent School District (GO)
  (PSF-GTD)
   2.000%, 08/15/19.........................................  1,500   1,500,570
Harris County (GO) Series A
   5.000%, 10/01/19.........................................  1,000   1,026,830
Highland Park Independent School District (GO) (PSF-GTD)
   5.000%, 02/15/20.........................................  1,500   1,555,455
Highland Park Independent School District (GO)
   5.000%, 02/15/23.........................................  2,000   2,213,960
Houston Independent School District (GO) (PSF-GTD) Series A
   5.000%, 02/15/26.........................................    750     863,370
Humble Independent School District (GO) (PSF-GTD) Series B
   5.000%, 02/15/20.........................................  1,000   1,036,970
Katy Independent School District (GO) (PSF-GTD) Series A
   5.000%, 02/15/20.........................................    750     777,728
   5.000%, 02/15/21.........................................    400     425,008

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 TEXAS -- (Continued)
 McAllen Independent School District (GO) (PSF-GTD)
   Series A
    5.000%, 02/15/22.......................................  2,725  $ 2,959,187
 Northwest Independent School District (GO) (PSF-GTD)
   Series A
    5.000%, 02/15/24.......................................  1,000    1,121,460
 Permanent University Fund - University of Texas System
   (RB) Series B
    5.000%, 07/01/20.......................................  2,875    3,008,141
 San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.......................................    400      414,788
 Texas State (GO)
    5.000%, 04/01/19.......................................    250      253,175
    5.000%, 10/01/22.......................................  1,140    1,253,213
    5.000%, 10/01/23.......................................    375      419,561
 Texas State (GO) Series A
    5.000%, 10/01/21.......................................  1,300    1,401,023
    5.000%, 04/01/25.......................................  2,185    2,497,062
    5.000%, 10/01/25.......................................    845      971,404
 Texas Transportation Commission State Highway Fund (RB)
   Series A
    5.000%, 10/01/19.......................................  1,000    1,027,570
 University of Texas System (The) (RB) Series D
    5.000%, 08/15/21.......................................    615      661,266
 University of Texas System (The) (RB) Series J
    5.000%, 08/15/25.......................................  3,000    3,447,180
 Williamson County (GO)
    5.000%, 02/15/21.......................................  5,640    5,991,316
                                                                    -----------
 TOTAL TEXAS...............................................          60,747,718
                                                                    -----------
 UTAH -- (1.4%)
 Alpine School District (GO) (SCH BD GTY)
    5.000%, 03/15/21.......................................    550      586,008
 Central Utah Water Conservancy District (RB) Series A
    5.000%, 10/01/20.......................................    450      474,350
 Davis School District (GO) (SCH BD GTY)
    5.000%, 06/01/23.......................................  2,445    2,724,757

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
                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
UTAH -- (Continued)
Snyderville Basin Special Recreation District (GO) Series B
   4.000%, 12/15/20.........................................    540  $  560,466
State of Utah (GO)
   5.000%, 07/01/22.........................................  1,045   1,146,658
Utah State (GO)
   5.000%, 07/01/22.........................................    800     877,824
                                                                     ----------
TOTAL UTAH..................................................          6,370,063
                                                                     ----------
VERMONT -- (0.2%)
Vermont State (GO) Series B
   5.000%, 08/15/23.........................................  1,000   1,120,710
                                                                     ----------
VIRGINIA -- (2.1%)
City of Hampton (GO) (ST AID WITHHLDG) Series B
   5.000%, 09/01/21.........................................    840     905,134
   5.000%, 09/01/22.........................................    475     522,852
City of Richmond (GO) (ST AID WITHHLDG) Series A
   5.000%, 03/01/20.........................................  1,635   1,697,506
City of Richmond (GO) (ST AID WITHHLDG) Series B
   5.000%, 07/15/22.........................................  1,065   1,169,647
Commonwealth of Virginia (GO) Series D
   5.000%, 06/01/19.........................................  1,260   1,282,352
Loudoun County (GO) (ST AID WITHHLDG) Series A
   5.000%, 12/01/22.........................................  1,225   1,356,124
Loudoun County (GO) (ST AID WITHHLDG) Series B
   5.000%, 12/01/20.........................................    550     582,411
Pittsylvania County (GO) (ST AID WITHHLDG)
   5.000%, 02/01/21.........................................  1,830   1,938,793
                                                                     ----------
TOTAL VIRGINIA..............................................          9,454,819
                                                                     ----------
WASHINGTON -- (8.2%)
City of Marysville Water & Sewer Revenue (RB)
   5.000%, 04/01/20.........................................    755     785,759
City of Seattle Drainage & Wastewater Revenue (RB)
   5.000%, 09/01/20.........................................  1,500   1,577,670
   5.000%, 04/01/21.........................................    445     474,561
City of Seattle Municipal Light & Power Revenue (RB)
   5.000%, 09/01/20.........................................    650     683,416

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 WASHINGTON -- (Continued)
 County of Kitsap WA (GO)
    5.000%, 06/01/21........................................  1,455  $1,555,497
 King County (GO) Series A
    5.000%, 07/01/20........................................    265     277,627
 King County (GO) Series E
    5.000%, 12/01/25........................................  1,275   1,473,479
 King County School District No. 405 Bellevue (GO) (SCH BD
   GTY) Series A
    5.000%, 12/01/18........................................    500     501,255
    5.000%, 12/01/20........................................  1,350   1,427,571
 King County School District No. 411 Issaquah (GO) (SCH BD
   GTY)
    5.000%, 12/01/23........................................  1,440   1,617,307
 King County School District No. 414 Lake Washington (GO)
   (SCH BD GTY)
    5.000%, 12/01/22........................................  2,000   2,208,320
 King County Sewer Revenue (RB)
    5.000%, 01/01/21........................................    585     619,925
 King County Sewer Revenue (RB) Series B
    5.000%, 07/01/22........................................  1,165   1,276,176
    5.000%, 07/01/25........................................  1,305   1,501,481
 Pierce County School District No.10 Tacoma (GO) (SCH BD
   GTY)
    5.000%, 12/01/18........................................    500     501,250
 Snohomish County Public Utility District No. 1 (RB)
    5.000%, 12/01/18........................................    895     897,246
 Snohomish County School District No. 6 Mukilteo (GO) (SCH
   BD GTY)
    5.000%, 12/01/25........................................  2,000   2,309,940
 Spokane County (GO)
    5.000%, 12/01/20........................................    450     475,857
 State of Washington (GO) Series C
    5.000%, 02/01/20........................................  1,320   1,367,837
 Tacoma Metropolitan Park District (GO) Series B
    5.000%, 12/01/21........................................    350     378,161
 Washington Health Care Facilities Authority (RB)
    (currency) 7.375%, 03/01/38 (Pre-refunded @ $100,
      3/1/19)...............................................  3,000   3,053,010

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
WASHINGTON -- (Continued)
   (currency) 5.625%, 10/01/38 (Pre-refunded @ $100,
     10/1/19)..............................................  1,000  $ 1,032,550
Washington State (GO)......................................
   5.000%, 08/01/25........................................  2,500    2,872,350
Washington State (GO) Series 2013A
   5.000%, 08/01/21........................................    200      214,842
Washington State (GO) Series 2017-A
   5.000%, 08/01/26........................................  1,675    1,946,434
Washington State (GO) Series A
   5.000%, 08/01/21........................................    800      859,368
Washington State (GO) Series B
   5.000%, 07/01/20........................................    325      340,379
   5.000%, 07/01/25........................................    475      545,262
Washington State (GO) Series C
   5.000%, 02/01/23........................................    500      553,455
Washington State (GO) Series R-2012C
   4.000%, 07/01/21........................................    100      104,657
Washington State (GO) Series R-2013A
   5.000%, 07/01/21........................................  1,520    1,629,896
Washington State (GO) Series R-2018D
   5.000%, 08/01/25........................................  1,365    1,568,303
                                                                    -----------
TOTAL WASHINGTON...........................................          36,630,841
                                                                    -----------
WEST VIRGINIA -- (0.6%)
Jefferson County Board of Education (GO) (WV BD COMM)
   4.000%, 05/01/20........................................    250      256,593
West Virginia State (GO)
   4.000%, 11/01/20........................................  1,975    2,046,060
West Virginia State (GO) Series A
   5.000%, 06/01/19........................................    550      559,658
                                                                    -----------
TOTAL WEST VIRGINIA........................................           2,862,311
                                                                    -----------
WISCONSIN -- (4.3%)........................................
City of Janesville (GO)....................................
   3.000%, 03/01/24........................................  2,000    2,043,540
City of Madison Water Utility Revenue (RB)
   5.000%, 01/01/21........................................  1,000    1,059,700

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
WISCONSIN -- (Continued)
City of Milwaukee (GO) Series N3
   5.000%, 05/15/20.......................................  1,000  $  1,044,380
Germantown School District (GO) Series A
   5.000%, 04/01/27.......................................  1,000     1,172,060
Milwaukee County (GO) Series E
   2.000%, 12/01/20.......................................  1,060     1,056,555
Milwaukee County Metropolitan Sewer District (GO) Series A
   5.000%, 10/01/25.......................................  2,635     3,047,219
Oak Creek Franklin Joint School District (GO) Series B
   3.000%, 04/01/20.......................................    630       637,762
Wisconsin Health & Educational Facilities Authority (RB)
  Series A
   (currency) 5.250%, 12/01/35 (Pre-refunded @ $100,
     12/3/18).............................................  2,500     2,507,250
Wisconsin State (GO) (AMBAC) Series 1
   5.000%, 05/01/19.......................................  1,310     1,330,069
Wisconsin State (GO) Series 1
   5.000%, 05/01/19.......................................    500       507,660
Wisconsin State (GO) Series 2
   5.000%, 11/01/20.......................................    600       633,618
   5.000%, 11/01/22.......................................  1,400     1,544,130
Wisconsin State (GO) Series 3
   5.000%, 11/01/22.......................................  1,875     2,068,031
Wisconsin State (GO) Series B
   5.000%, 05/01/21.......................................    400       427,572
                                                                   ------------
TOTAL WISCONSIN...........................................           19,079,546
                                                                   ------------
TOTAL MUNICIPAL BONDS.....................................          446,806,340
                                                                   ------------
TOTAL INVESTMENTS --(100.0%) (Cost $454,095,024)..........         $446,806,340
                                                                   ============

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Municipal Bonds......................   --    $446,806,340   --    $446,806,340
                                        --    ------------   --    ------------
TOTAL................................   --    $446,806,340   --    $446,806,340
                                        ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018



                                                 FACE
                                                AMOUNT^   VALUE+
                                                -------   ------
                                                 (000)
                                                 -----
           MUNICIPAL BONDS -- (99.3%)
           ALABAMA -- (1.0%)
           Alabama State (GO) Series A
                       5.000%, 08/01/19........ 1,925   $ 1,968,293
                       5.000%, 08/01/19........ 8,500     8,691,165
                       5.000%, 08/01/20........ 5,495     5,766,783
                       5.000%, 08/01/21........ 1,450     1,558,823
                       5.000%, 08/01/21........ 6,030     6,482,551
                                                        -----------
           TOTAL ALABAMA.......................          24,467,615
                                                        -----------
           ALASKA -- (0.4%)
           Alaska State (GO) Series B
                       5.000%, 08/01/20........  3,920    4,107,690
           City of Koyukuk (RB)
           (currency)  7.750%, 10/01/41
                         (Pre-refunded @ $100,
                         10/1/19)..............  4,650    4,881,663
                                                        -----------
           TOTAL ALASKA........................           8,989,353
                                                        -----------
           ARIZONA -- (1.0%)
           Arizona State Transportation
             Board (RB)
                       5.000%, 07/01/20........  5,000    5,234,900
           City of Phoenix (GO)
                       5.000%, 07/01/19........ 3,000     3,059,970
                       4.000%, 07/01/20........ 1,085     1,118,331
                       4.000%, 07/01/21........ 5,970     6,251,187
           Madison Elementary School
             District No. 38 (GO) Series A
                       2.000%, 07/01/20........  1,400    1,397,928
           Maricopa County Community
             College District (GO)
                       3.000%, 07/01/20........  6,505    6,600,103
           Maricopa County School District
             No. 3 Tempe Elementary (GO)
                       3.000%, 07/01/21........  1,410    1,437,538
                                                        -----------
           TOTAL ARIZONA.......................          25,099,957
                                                        -----------
           ARKANSAS -- (1.1%)
           Arkansas State (GO)
                       5.000%, 04/01/19........  7,240    7,331,948
                       5.000%, 04/01/21........  4,300    4,583,542
                       5.000%, 04/01/21........  6,495    6,923,280
                       5.000%, 06/15/21........  8,730    9,350,965
                                                        -----------
           TOTAL ARKANSAS......................          28,189,735
                                                        -----------

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
            CALIFORNIA -- (2.4%)
            Bay Area Toll Authority (RB)
              Series F-1
            (currency)  5.125%, 04/01/39
                          (Pre-refunded @ $100,
                          4/1/19)...............  9,200  $ 9,331,560
            California State (GO)
                        5.000%, 04/01/19........  1,000    1,013,410
                        2.000%, 11/01/19........    695      696,439
                        5.000%, 10/01/21........  2,215    2,400,838
            City of Long Beach Harbor
            Revenue (RB) Series C
                        5.000%, 11/15/18........  4,125    4,129,991
            City of Los Angeles CA (RN)
                        4.000%, 06/27/19........ 27,000   27,388,530
            County of Riverside CA (RN)
                        4.000%, 06/28/19........ 10,000   10,146,400
            Los Angeles Unified School
            District (GO) Series A
                        5.000%, 07/01/19........  1,000    1,021,670
            Oakland Unified School District
            (GO) Series A
            (currency)  6.125%, 08/01/29
                        (Pre-refunded @ $100,
                          8/1/19)...............  3,595    3,713,599
                                                         -----------
            TOTAL CALIFORNIA....................          59,842,437
                                                         -----------
            COLORADO -- (2.0%)
            Board of Water Commissioners
              City & County of Denver
              (The) (RB) Series B
                        5.000%, 09/15/19........  2,060    2,114,219
            City & County of Denver (GO)
              Series A
                        5.000%, 08/01/19........ 15,000   15,340,650
                        5.000%, 08/01/20........  4,920    5,165,114
            City & County of Denver (GO)
              Series B
                        5.000%, 08/01/19........  4,000    4,090,840
            Colorado State (RN)
                        5.000%, 06/26/19........ 20,000   20,398,600
            Denver City & County School
              District No. 1 (GO) (ST AID
              WITHHLDG) (ETM) Series B
            (currency)  4.000%, 12/01/18........    140      140,245

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
                                                   -----
           COLORADO -- (Continued)
           Denver City & County School District
             No. 1 (GO) (ST AID WITHHLDG)
             Series B
                  4.000%, 12/01/18...............  1,045  $ 1,046,829
           Weld County School District No. RE-4
             (GO) (ST INTERCEPT)
                  4.000%, 12/01/22...............  1,000    1,061,420
                                                          -----------
           TOTAL COLORADO........................          49,357,917
                                                          -----------
           CONNECTICUT -- (0.9%)
           City of Middletown (GO)
                  5.000%, 04/01/21...............  1,905    2,037,131
           City of New London (BAN)..............
                  3.000%, 03/21/19...............  5,300    5,323,638
           Connecticut State (GO) Series A
                  5.000%, 10/15/19...............  5,350    5,483,268
           Connecticut State Special Tax Revenue
             (RB)
                  5.000%, 01/01/19............... 11,000   11,052,250
                                                          -----------
           TOTAL CONNECTICUT.....................          23,896,287
                                                          -----------
           DELAWARE -- (0.6%)
           Delaware State (GO)
                  5.000%, 07/01/19...............  5,000    5,099,650
           Delaware State (GO) Series A
                  5.000%, 07/01/19...............  1,900    1,937,867
                  5.000%, 08/01/19...............  5,745    5,873,344
           Delaware State (GO) Series B
                  5.000%, 02/01/20...............  2,755    2,853,794
                                                          -----------
           TOTAL DELAWARE........................          15,764,655
                                                          -----------
           DISTRICT OF COLUMBIA -- (0.1%)
           District of Columbia (GO) Series A
                  5.000%, 06/01/20...............  2,320    2,425,490
                                                          -----------
           FLORIDA -- (1.9%)
           Florida State (GO)
                  5.000%, 07/01/19...............  2,045    2,086,718
           Florida State (GO) Series A
                  5.000%, 06/01/19............... 10,100   10,279,780
                  5.000%, 06/01/20...............  2,850    2,979,589
           Florida State (GO) Series B
                  5.000%, 06/01/20...............  1,000    1,045,470
           Florida State Board of Education (GO)
             Series A
                  5.000%, 06/01/19............... 19,310   19,653,718
                  5.000%, 01/01/21...............  2,340    2,481,734

                                                FACE
                                               AMOUNT^     VALUE+
                                               -------     ------
                                                (000)
                                                -----
          FLORIDA -- (Continued)
          Florida State Board of Education
            (GO) Series B
                      5.000%, 06/01/19........  3,500   $  3,562,300
          Orange County Water Utility System
            Revenue (RB)
                      5.000%, 10/01/21........  2,500      2,698,675
          Tampa Bay Water (RB)
          (currency)  5.000%, 10/01/25
                        (Pre-refunded @ $100,
                        10/1/20)..............  2,160      2,272,277
                                                        ------------
          TOTAL FLORIDA.......................            47,060,261
                                                        ------------
          GEORGIA -- (4.7%)
          Cobb County (GO)
                      5.000%, 01/01/21........  3,710      3,937,163
                      5.000%, 01/01/22........    500        543,185
          Cobb County School District
                      2.000%, 12/20/18........ 22,320     22,330,490
          Forsyth County School District (GO)
                      5.000%, 02/01/20........  3,525      3,654,086
          Gainesville & Hall County Hospital
            Authority (RB)
          (currency)  5.500%, 02/15/45
                        (Pre-refunded @ $100,
                        2/15/20)..............  6,575      6,848,389
          Georgia State (GO) Series A
                      5.000%, 07/01/19........  7,350      7,499,425
          Georgia State (GO) Series A-1
                      5.000%, 02/01/19........  8,000      8,061,760
                      5.000%, 02/01/19........  1,395      1,405,769
                      5.000%, 02/01/20........  4,210      4,363,623
          Georgia State (GO) Series C
                      5.000%, 07/01/19........  2,000      2,040,660
          Georgia State (GO) Series D
                      5.000%, 02/01/19........  7,970      8,031,528
          Georgia State (GO) Series E
                      5.000%, 12/01/19........  6,200      6,400,446
          Georgia State (GO) Series E-1
                      4.500%, 07/01/19........  6,890      7,007,475
          Georgia State (GO) Series F
                      5.000%, 07/01/20........  5,000      5,238,250
          Georgia State (GO) Series I
                      5.000%, 07/01/19........ 20,475     20,891,257
                      5.000%, 07/01/20........  1,890      1,980,059
          Gwinnett County School District
            (GO)
                      4.000%, 02/01/20........  8,750      8,963,237
                                                        ------------
          TOTAL GEORGIA.......................           119,196,802
                                                        ------------

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
            HAWAII -- (2.3%)
            City & County of Honolulu (GO)
              Series B
                        5.000%, 11/01/19........  8,000  $ 8,239,040
            Hawaii County (GO) Series C
                        5.000%, 09/01/19........  3,625    3,715,552
            Hawaii State (GO) Series DR
                        5.000%, 06/01/19........  9,725    9,896,938
            Hawaii State (GO) Series EA
                        5.000%, 12/01/18........  9,250    9,273,680
            Hawaii State (GO) Series EE
                        5.000%, 11/01/18........  2,495    2,495,000
            Hawaii State (GO) Series EF
                        5.000%, 11/01/21........  5,500    5,944,345
            Hawaii State (GO) Series EH
                        5.000%, 08/01/19........  4,410    4,509,490
            Hawaii State (GO) Series EL
                        5.000%, 08/01/19........  1,160    1,186,170
            Hawaii State (GO) Series EO
                        5.000%, 08/01/22........  6,000    6,582,780
            University of Hawaii (RB)
              Series A
            (currency)  6.000%, 10/01/38
                          (Pre-refunded @ $100,
                          10/1/19)..............  7,000    7,254,800
                                                         -----------
            TOTAL HAWAII........................          59,097,795
                                                         -----------
            IDAHO -- (0.4%)
            Idaho State (TAN)
                        4.000%, 06/28/19........ 11,000   11,148,720
                                                         -----------
            IOWA -- (0.2%)
            Iowa Finance Authority (RB)
            (currency)  5.000%, 08/01/20
                          (Pre-refunded @ $100,
                          8/1/19)...............  2,535    2,592,773
            (currency)  5.000%, 08/01/21
                          (Pre-refunded @ $100,
                          8/1/19)...............  1,560    1,595,552
                                                         -----------
            TOTAL IOWA..........................           4,188,325
                                                         -----------
            KANSAS -- (0.8%)
            City of Topeka Series A
                        5.000%, 10/01/19........ 10,000   10,263,600
            City of Wichita (GO) Series A
                        5.000%, 12/01/19........  3,960    4,086,720
            Kansas State Department of
              Transportation (RB) Series C
                        5.000%, 09/01/19........  4,975    5,100,121
                                                         -----------
            TOTAL KANSAS........................          19,450,441
                                                         -----------

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
            KENTUCKY -- (0.3%)
            Kentucky State Economic
              Development Finance
              Authority (RB) Series A
            (currency)  5.000%, 05/01/24
                          (Pre-refunded @ $100,
                          5/1/19)...............  1,000  $ 1,015,020
            Louisville & Jefferson
              County (RB)
            (currency)  5.000%, 12/01/35........  1,675    1,831,378
            Louisville & Jefferson County
              Metropolitan Government
              (GO) Series A
                        5.000%, 12/01/19........  4,095    4,222,477
                                                         -----------
            TOTAL KENTUCKY......................           7,068,875
                                                         -----------
            LOUISIANA -- (0.2%)
            Louisiana State (GO) Series C
                        5.000%, 08/01/21........  5,000    5,362,750
                                                         -----------
            MARYLAND -- (6.8%)
            Anne Arundel County (GO)
                        5.000%, 10/01/19........  3,000    3,082,710
            Anne County Arundel (GO)
                        3.000%, 10/01/19........  3,900    3,937,245
                        5.000%, 10/01/20........  1,790    1,887,197
                        5.000%, 04/01/21........ 12,740   13,595,618
            Baltimore County (BAN)
                        4.000%, 03/18/19........ 10,000   10,080,900
            Baltimore County (GO)
                        5.000%, 03/01/20........  1,850    1,921,225
                        5.000%, 03/01/20........  3,510    3,645,135
            Charles County (GO) (ETM)
            (currency)  5.000%, 03/01/19........     10       10,101
            Charles County (GO)
                        5.000%, 03/01/19........  2,440    2,464,961
            Harford County (GO) Series B
                        5.000%, 02/01/20........  2,650    2,746,699
            Maryland State (GO)
                        5.000%, 06/01/19........  3,000    3,053,580
            Maryland State (GO) Series A
                        5.000%, 08/01/19........ 20,000   20,452,800
            Maryland State (GO) Series B
                        5.000%, 03/01/19........  6,300    6,365,268
                        5.000%, 08/01/19........ 11,500   11,760,360
                        5.000%, 03/15/20........  3,590    3,732,703
                        5.000%, 08/01/20........  8,425    8,843,217
            Maryland State (GO) Series C
                        5.000%, 08/01/19........  2,000    2,045,280
                        5.000%, 11/01/19........  4,000    4,119,920
                        5.000%, 08/01/20........  8,810    9,247,328

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                FACE
                                               AMOUNT^    VALUE+
                                               -------    ------
                                                (000)
                                                -----
             MARYLAND -- (Continued)
             Maryland State Department of
               Transportation (RB)
                    5.000%, 12/15/19.......... 15,745  $ 16,270,253
             Montgomery County (GO) Series A
                    5.000%, 11/01/19..........  1,400     1,441,692
             Montgomery County (GO) Series B
                    5.000%, 06/01/19..........  7,725     7,861,115
                    5.000%, 12/01/19..........  5,975     6,166,857
                    5.000%, 12/01/21..........  4,000     4,340,480
             Prince George's County (GO) Series B
                    4.000%, 03/01/19..........  9,575     9,641,642
                    4.000%, 03/01/20..........  9,780    10,031,444
             Talbot County (GO)
                    2.000%, 12/15/21..........  1,330     1,313,229
                                                       ------------
             TOTAL MARYLAND...................          170,058,959
                                                       ------------
             MASSACHUSETTS -- (8.3%)
             City of Fall River (BAN)
                    2.500%, 02/08/19..........  9,831     9,845,452
             City of New Bedford (BAN)
                    2.750%, 05/03/19..........  1,000     1,003,100
             City of Quincy (BAN)
                    2.500%, 01/18/19.......... 13,000    13,014,820
                    3.000%, 07/12/19.......... 10,000    10,076,400
             City of Quincy (BAN) Series A
                    3.000%, 06/14/19..........  5,000     5,034,900
             City of Somerville (BAN)
                    3.000%, 06/07/19.......... 40,000    40,232,000
             City of Springfield (GO) (ST AID
               WITHHLDG)
                    5.000%, 09/01/21..........  4,240     4,561,519
             City of Worcester (BAN)
                    3.000%, 01/31/19..........  6,000     6,017,400
             Commonwealth of Massachusetts
               (GO) Series A
                    5.000%, 04/01/20.......... 10,000    10,408,900
                    5.000%, 05/01/21.......... 10,000    10,694,400
             Commonwealth of Massachusetts
               (GO) Series B
                    5.000%, 07/01/19..........  5,000     5,101,300
             Commonwealth of Massachusetts
               (GO) Series C
                    4.000%, 09/01/19..........  4,475     4,551,254
                    5.000%, 04/01/20..........  2,700     2,810,403
                    5.000%, 08/01/20.......... 18,500    19,418,340
                    5.000%, 10/01/21..........  8,000     8,635,760

                                                  FACE
                                                 AMOUNT^    VALUE+
                                                 -------    ------
                                                  (000)
                                                  -----
           MASSACHUSETTS -- (Continued)
           Commonwealth of Massachusetts
             (GO) (AGM) Series B
                       5.250%, 09/01/21.........  2,405  $  2,607,910
           Commonwealth of Massachusetts
             (GO) (AMBAC) Series D
                       5.500%, 10/01/19.........  6,970     7,194,225
           Massachusetts Bay Transportation
             Authority (RB) Series A
                       5.250%, 07/01/19.........  3,115     3,182,595
           Massachusetts Clean Water Trust
             (The) (RB)
                       5.000%, 08/01/20.........  5,830     6,121,442
           Massachusetts Development Finance
             Agency (RB) Series A
           (currency)  5.750%, 07/01/39
                         (Pre-refunded @ $ 100,
                         7/1/19)................  9,990    10,242,947
           Massachusetts Health & Educational
             Facilities Authority (RB)
           (currency)  5.000%, 07/01/39
                         (Pre-refunded @ $ 100,
                         7/1/19)................  4,160     4,244,864
           Town of Lexington (BAN)
                       3.000%, 02/15/19......... 10,555    10,590,148
           Town of Marshfield (BAN)
                       3.000%, 07/26/19.........  5,000     5,035,150
           Town of Plymouth (BAN) Series B
                       3.000%, 06/14/19.........  7,209     7,252,614
                                                         ------------
           TOTAL MASSACHUSETTS..................          207,877,843
                                                         ------------
           MICHIGAN -- (1.0%)
           Michigan Finance Authority (RB)
             Series A
                       5.000%, 01/01/19.........  7,110     7,145,621
           Michigan State (GO)
                       5.000%, 11/01/19......... 13,000    13,389,740
           Michigan State Trunk Line Revenue
             (RB)
                       5.000%, 11/15/18.........  3,600     3,604,104
                                                         ------------
           TOTAL MICHIGAN.......................           24,139,465
                                                         ------------

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CONTINUED


                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
                                                   -----
            MINNESOTA -- (3.4%)
            Bloomington Independent School
              District No. 271 (GO) (SD CRED
              PROG) Series A
                         5.000%, 02/01/21........  1,290  $1,370,483
            Chaska Independent School District
              No. 112 (GO) (SD CRED PROG)
              Series A
                         5.000%, 02/01/21........    590     625,872
            City of Minneapolis (GO)
                         2.000%, 12/01/18........  5,085   5,085,610
                         2.000%, 12/01/19........  3,690   3,690,775
            City of Minneapolis (RB) Series A
            (currency)   6.750%, 11/15/32
                           (Pre-refunded @ $100,
                           11/15/18).............  6,500   6,511,505
            City of Saint Cloud (RB) Series A
            (currency)   5.125%, 05/01/30
                           (Pre-refunded @ $100,
                           5/1/20)...............    950     990,993
            Elk River Independent School District
              No. 728 (GO) (SD CRED PROG)
              Series A
                         5.000%, 02/01/21........  1,000   1,061,260
            Elk River Independent School District
              No. 728 (GO) (SD CRED PROG)
              Series C
                         5.000%, 02/01/20........  5,000   5,179,300
                         5.000%, 02/01/21........  2,000   2,122,520
            Hennepin County (GO) Series B
                         5.000%, 12/01/21........    650     705,127
            Hennepin County Sales Tax Revenue
              (RB)
                         5.000%, 12/15/19........    345     356,589
            Housing & Redevelopment Authority
              of The City of Saint Paul Minnesota
              (RB) Series A1
            (currency)   5.250%, 11/15/29
                           (Pre-refunded @ $100,
                           11/15/19).............    660     681,470
            Lakeville Independent School District
              No. 194 (GO) (SD CRED PROG)
              Series D
                         5.000%, 02/01/19........  4,425   4,459,249
            Minnesota State (GO) Series B
                         5.000%, 08/01/19........  4,425   4,523,854

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           MINNESOTA -- (Continued)
                       5.000%, 10/01/19.........  2,120  $ 2,177,664
                       4.000%, 08/01/20.........  8,800    9,082,040
           Minnesota State (GO) Series D
                       5.000%, 08/01/19......... 19,750   20,191,215
                       5.000%, 08/01/20.........    740      776,341
                       5.000%, 08/01/20.........  6,330    6,640,866
                       5.000%, 08/01/21.........  7,230    7,772,611
           Minnesota State (GO) Series E
                       2.000%, 08/01/19.........    725      725,152
           Minnesota State (GO) (ETM) Series
             D
           (currency)  5.000%, 08/01/20.........     10       10,486
           Watertown-Mayer Independent
             School District No. 111 (GO) (SD
             CRED PROG) Series B
                       4.000%, 02/01/20.........  1,610    1,648,431
                                                         -----------
           TOTAL MINNESOTA......................          86,389,413
                                                         -----------
           MISSOURI -- (1.7%)
           Clayton School District (GO)
                       5.000%, 03/01/20.........  3,115    3,235,769
           Health & Educational Facilities
             Authority of the State of Missouri
             (RB) (AGM) Series 2003A
           (currency)  5.500%, 11/15/23
                         (Pre-refunded @ $ 100,
                         11/15/18).............. 10,000   10,013,100
           (currency)  5.500%, 11/15/28
                         (Pre-refunded @ $ 100,
                         11/15/18).............. 10,000   10,013,100
           Jackson County Reorganized School
             District No. 7 (GO)
                       3.000%, 03/01/21.........  2,375    2,417,346
           Missouri State (GO) Series A
                       5.000%, 12/01/20.........  4,515    4,780,121
           Saint Louis County Reorganized
             School District No. R-6 (GO)
                       4.000%, 02/01/20......... 12,775   13,084,666
                                                         -----------
           TOTAL MISSOURI.......................          43,544,102
                                                         -----------
           NEBRASKA -- (0.4%)
           Lancaster County School District 001
             (GO)
                       5.000%, 01/15/21.........  1,620    1,716,601

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
            NEBRASKA -- (Continued)
            Metropolitan Utilities District of
              Omaha (RB)
                        5.000%, 12/01/20........  4,340  $ 4,591,199
            Omaha Public Power District Series B
                        5.000%, 02/01/20........  4,620    4,786,274
                                                         -----------
            TOTAL NEBRASKA......................          11,094,074
                                                         -----------
            NEVADA -- (0.4%)
            City of Henderson NV (GO)
                        5.000%, 06/01/19........  5,295    5,387,398
            Clark County School District (GO)
              Series A
                        5.000%, 06/15/19........  1,000    1,017,790
            Clark County Water Reclamation
              District (GO) Series A
            (currency)  5.250%, 07/01/34
                          (Pre-refunded @ $100,
                          7/1/19)...............  2,905    2,969,026
            Washoe County School District (GO)
              Series A
                        3.000%, 06/01/19........  1,125    1,130,861
                                                         -----------
            TOTAL NEVADA........................          10,505,075
                                                         -----------
            NEW HAMPSHIRE -- (0.1%)
            City of Nashua (GO)
                        4.000%, 07/15/21........  1,720    1,803,076
                                                         -----------
            NEW JERSEY -- (2.8%)
            City of Jersey City (BAN) Series C
                        3.000%, 06/20/19........ 15,000   15,096,900
            Essex County (BAN)
                        5.000%, 09/10/19........ 10,000   10,252,100
            Middlesex County (BAN)
                        3.000%, 06/11/19........ 10,000   10,059,100
            Monmouth County (GO)
                        5.000%, 07/15/20........  4,540    4,764,412
                        5.000%, 07/15/21........  3,770    4,051,582
            New Jersey Educational Facilities
              Authority (RB) Series E
            (currency)  6.250%, 07/01/37
                          (Pre-refunded @ $100,
                          7/1/19)...............  3,000    3,085,800
            Sussex County (BAN)
                        3.000%, 06/24/19........ 10,000   10,064,500
            Town of Dover (BAN)
                        3.000%, 05/31/19........  3,000    3,016,920

                                                      FACE
                                                     AMOUNT^   VALUE+
                                                     -------   ------
                                                      (000)
                                                      -----
               NEW JERSEY -- (Continued)
               Union County (BAN)
                                3.000%, 06/21/19.... 10,000  $10,064,900
                                                             -----------
               TOTAL NEW JERSEY.....................          70,456,214
                                                             -----------
               NEW MEXICO -- (0.8%)
               Bernalillo County (GO)
                                5.000%, 08/15/19....  4,505    4,610,462
               New Mexico State (GO)
                                5.000%, 03/01/19....  1,500    1,515,000
               New Mexico State (GO) Series B
                                5.000%, 03/01/20....  3,775    3,916,789
               New Mexico State (GO) (ETM)
                                5.000%, 03/01/21....  4,000    4,255,800
               New Mexico State Severance Tax
                 Permanent Fund (RB) Series A
                                5.000%, 07/01/19....  6,500    6,627,335
                                                             -----------
               TOTAL NEW MEXICO.....................          20,925,386
                                                             -----------
               NEW YORK -- (6.8%)
               Amityville Union Free School District
                 (BAN) (ST AID WITHHLDG)
                                2.750%, 06/21/19....  3,250    3,265,340
               Brewster Central School District (GO)
                 (ST AID WITHHLDG)
                                2.000%, 10/01/19....  1,160    1,161,253
               Broome County (BAN) Series A
                                3.000%, 05/03/19....  5,690    5,716,174
               City of New York (GO) (ETM)
               (currency)       5.000%, 03/01/19....  7,935    8,018,317
               City of New York (GO)
                                5.000%, 03/01/19....  2,170    2,192,199
                                4.000%, 08/01/20....  1,400    1,445,122
               City of New York (GO) Series 1
                                5.000%, 08/01/19....  2,000    2,044,820
               City of New York (GO) Series C
                                5.000%, 08/01/19....  1,000    1,022,410
               City of New York (GO) Series E
                                5.000%, 08/01/19.... 10,000   10,224,100
                                5.000%, 08/01/20....  3,565    3,740,719
                                5.000%, 08/01/21....  1,500    1,610,910

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CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           NEW YORK -- (Continued)
           City of New York (GO) Series F
                       5.000%, 08/01/21.........  1,000  $ 1,073,940
           City of New York (GO) Series G
                       5.000%, 08/01/19......... 15,310   15,653,097
                       5.000%, 08/01/21.........  5,915    6,352,355
           City of New York (GO) Series J
                       5.000%, 08/01/19.........  7,985    8,163,944
           City of New York (GO) Series J7
                       5.000%, 08/01/20.........  5,000    5,246,450
           City of Rochester (BAN) Series III
                       2.000%, 08/08/19.........  5,600    5,598,208
           Columbia County (GO) (AGM) Series A
                       2.000%, 02/01/19.........    500      500,200
           East Hampton Union Free School
             District (GO) (ST AID
             WITHHLDG)
                       5.000%, 06/01/19.........    235      239,251
           Hilton Central School District (GO)
             (ST AID WITHHLDG)
                       2.000%, 06/15/21.........    685      677,671
           Lancaster Central School District
             (BAN) (ST AID WITHHLDG)
                       3.000%, 06/13/19......... 13,900   13,981,176
           Metropolitan Transportation Authority
             (RB) (ETM) Series A
           (currency)  5.000%, 11/15/21.........     85       92,239
           Metropolitan Transportation Authority
             (RB) Series A
                       5.000%, 11/15/21.........    515      554,763
           Nassau County (BAN) Series B
                       5.000%, 12/14/18.........  2,000    2,007,320
           New York State Dormitory Authority
             (RB)
           (currency)  6.125%, 12/01/29
                         (Pre-refunded @ $ 100,
                         12/1/18)...............    600      602,112
           (currency)  6.250%, 12/01/37
                         (Pre-refunded @ $ 100,
                         12/1/18)...............    450      451,629
           New York State Dormitory Authority
             (RB) Series A
                       5.000%, 12/15/18.........  5,395    5,415,663
                       5.000%, 03/15/21.........  1,795    1,912,519

                                                  FACE
                                                 AMOUNT^    VALUE+
                                                 -------    ------
                                                  (000)
                                                  -----
           NEW YORK -- (Continued)
                       5.000%, 12/15/21.........  3,545  $  3,839,235
           (currency)  5.500%, 07/01/25
                         (Pre-refunded @ $ 100,
                         7/1/20)................    500       527,975
           (currency)  5.000%, 07/01/39
                         (Pre-refunded @ $ 100,
                         7/1/19)................  6,125     6,251,175
           New York State Dormitory
             Authority (RB) Series B
                       5.000%, 02/15/20......... 15,000    15,568,050
                       5.000%, 02/15/22.........  4,000     4,347,760
           New York State Dormitory
             Authority (RB) Series C
                       5.000%, 03/15/19.........    700       708,057
           New York State Dormitory
             Authority (RB) Series E
                       5.000%, 02/15/19.........    875       882,822
                       5.000%, 03/15/20.........    500       520,080
                       5.000%, 03/15/21.........  2,000     2,129,980
           New York State Dormitory
             Authority Series A
                       5.000%, 02/15/20.........  2,900     3,009,823
           New York State Urban Development
             Corp. (RB) (NATL)
                       5.500%, 03/15/20.........  4,250     4,449,240
           New York State Urban Development
             Corp. (RB) Series A
                       5.000%, 03/15/20.........    550       572,088
           New York State Urban Development
             Corp. (RB) Series C
                       5.000%, 12/15/18.........    250       250,958
           Town of Brookhaven (GO) Series A
                       3.000%, 02/01/19.........  5,080     5,094,935
           Triborough Bridge & Tunnel
             Authority (RB) Series A-1
                       5.000%, 11/15/19.........    500       515,720
           Triborough Bridge & Tunnel
             Authority (RB) Series B
                       4.000%, 11/15/18......... 11,860    11,869,251
                       5.000%, 11/15/19.........  1,000     1,031,440
                                                         ------------
           TOTAL NEW YORK.......................          170,532,490
                                                         ------------
           NORTH CAROLINA -- (2.7%)
           City of Charlotte Water & Sewer
             System Revenue (RB)
                       5.000%, 07/01/19......... 10,555    10,770,955

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CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           NORTH CAROLINA --
             (Continued)
           Davie County (GO)
                       5.000%, 05/01/20.........  1,595  $ 1,664,989
           Guilford County (GO) Series A
                       4.000%, 02/01/20.........  2,135    2,187,820
           Mecklenburg County (GO) Series C
                       5.000%, 12/01/19.........  1,500    1,549,155
           North Carolina Medical Care
             Commission (RB) Series D
           (currency)  6.250%, 12/01/33
                         (Pre-refunded @ $ 100,
                         12/1/18)............... 15,455   15,508,783
           North Carolina State (GO) Series A
                       5.000%, 03/01/19.........  5,000    5,051,800
           North Carolina State (GO) Series E
                       5.000%, 05/01/19.........  1,500    1,523,205
                       5.000%, 05/01/20.........  4,100    4,278,063
           North Carolina Turnpike Authority
             (RB) (AGC) Series A
           (currency)  5.500%, 01/01/29
                         (Pre-refunded @ $ 100,
                         1/1/19)................  4,275    4,300,308
           Wake County (GO)
                       5.000%, 03/01/19.........  7,225    7,299,851
           Wake County (GO) Series A
                       5.000%, 02/01/20.........  4,500    4,665,330
           Wake County (GO) Series B
                       5.000%, 02/01/20.........  2,475    2,565,932
           Wake County (RB)
           (currency)  5.000%, 06/01/32
                         (Pre-refunded @ $ 100,
                         6/1/19)................  7,000    7,126,210
                                                         -----------
           TOTAL NORTH CAROLINA.................          68,492,401
                                                         -----------
           OHIO -- (4.3%)
           City of Columbus (GO) Series 1
                       5.000%, 07/01/20......... 10,000   10,474,800
           City of Columbus (GO) Series A
                       5.000%, 02/15/19......... 10,000   10,089,400
                       5.000%, 02/15/20.........    800      829,984
                       3.000%, 07/01/21......... 12,830   13,103,921
           Ohio State (GO) Series A
                       3.000%, 05/01/20.........  5,000    5,069,700
                       5.000%, 05/01/20.........  7,000    7,302,960
                       5.000%, 09/15/21.........  2,335    2,515,776
           Ohio State (GO) Series B
                       5.000%, 08/01/19.........  7,270    7,435,102

                                                  FACE
                                                 AMOUNT^    VALUE+
                                                 -------    ------
                                                  (000)
                                                  -----
           OHIO -- (Continued)
                  5.000%, 09/01/19..............  4,215  $  4,321,344
                  5.000%, 08/01/20.............. 10,000    10,498,200
                  2.000%, 09/01/20..............  2,500     2,496,400
                  5.000%, 06/15/21..............  9,500    10,180,770
           Ohio State (GO) Series C
                  5.000%, 09/15/19..............  5,005     5,137,182
           Ohio State (GO) Series Q
                  5.000%, 05/01/20..............  1,635     1,705,763
           Ohio State (GO) Series R
                  5.000%, 05/01/20.............. 11,830    12,342,002
           Ohio State (GO) Series T
                  5.000%, 04/01/21..............  2,040     2,175,517
           Ohio State Water Development
             Authority (RB) Series A
                  5.000%, 06/01/21..............  1,825     1,954,374
                                                         ------------
           TOTAL OHIO...........................          107,633,195
                                                         ------------
           OKLAHOMA -- (0.5%)
           Tulsa County Independent School
             District No. 1 Tulsa (GO) Series B
                  2.000%, 08/01/20..............  5,000     4,974,200
           Tulsa County Independent School
             District No. 1 Tulsa (GO) Series C
                  2.000%, 07/01/19..............  8,610     8,613,272
                                                         ------------
           TOTAL OKLAHOMA.......................           13,587,472
                                                         ------------
           OREGON -- (1.2%)
           City of Portland Sewer System
             Revenue (RB) Series A
                  5.000%, 06/01/19..............  2,140     2,177,472
           Metro (GO)
                  5.000%, 06/01/20..............  2,125     2,221,964
           Multnomah County (GO)
                  5.000%, 08/01/19..............  4,580     4,683,691
           Oregon State (GO) Series A
                  5.000%, 05/01/19..............  3,000     3,045,660
           Oregon State (GO) Series F
                  3.000%, 05/01/20..............  6,585     6,675,807
           Oregon State (GO) Series L
                  5.000%, 11/01/19.............. 11,515    11,859,068
                                                         ------------
           TOTAL OREGON.........................           30,663,662
                                                         ------------

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CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
            PENNSYLVANIA -- (3.3%) City of
              Philadelphia (GO) (AGM) Series A
            (currency)  5.250%, 12/15/32
                          (Pre-refunded @ $100,
                          12/15/18).............  7,290  $ 7,319,743
            Commonwealth of Pennsylvania (GO)
                        5.000%, 11/15/18........ 10,645   10,656,922
                        5.000%, 10/15/19........  2,250    2,312,078
                        5.000%, 04/01/20........  8,500    8,826,995
            Commonwealth of Pennsylvania (GO)
              Series A
                        5.000%, 02/15/19........  5,010    5,053,337
            Commonwealth of Pennsylvania (GO)
              Series REF
                        5.000%, 07/01/19........  7,655    7,803,430
                        5.000%, 07/01/22........  2,000    2,174,680
            Montgomery County Industrial
              Development Authority (RB) (FHA
              INS)
            (currency)  5.375%, 08/01/38
                          (Pre-refunded @ $100,
                          8/1/20)............... 10,000   10,549,800
            Pennsylvania Economic Development
              Financing Authority (RB) Series A
                        5.000%, 07/01/19........ 23,650   24,129,149
            University of Pittsburgh-of the
              Commonwealth System of Higher
              Education (RB) Series B
            (currency)  5.250%, 09/15/34
                          (Pre-refunded @ $100,
                          9/15/19)..............  3,330    3,424,772
                                                         -----------
            TOTAL PENNSYLVANIA..................          82,250,906
                                                         -----------
            RHODE ISLAND -- (0.2%)
            Rhode Island State (GO) Series A
                        5.000%, 08/01/19........  4,700    4,803,917
                                                         -----------
            SOUTH CAROLINA -- (4.3%)
            Aiken County Consolidated School
              District (GO) (SCSDE) Series A
                        5.000%, 03/01/20........  3,000    3,118,710
            Berkeley County School District (GO)
              (SCSDE) Series A
                        5.000%, 03/01/20........  1,085    1,127,933

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           SOUTH CAROLINA -- (Continued)
           Charleston County School District
             (GO) (SCSDE) Series A
                       5.000%, 02/01/19.........  7,595  $ 7,655,001
           Darlington County School District
             (GO) (SCSDE)
                       3.000%, 03/01/19.........  3,000    3,010,950
           Dorchester County School District
             No. 2 (GO) (SCSDE) Series A
                       5.000%, 03/01/21.........  1,885    2,005,979
           Florence County (GO) (ST AID
             WITHHLDG)
                       4.000%, 06/01/19......... 15,000   15,178,200
                       4.000%, 06/01/20.........  2,475    2,548,087
           Florence School District One (GO)
             (SCSDE)
                       5.000%, 03/01/19.........  3,730    3,769,650
           Georgetown County School District
             (BAN) (SCSDE)
                       3.000%, 06/20/19......... 12,625   12,706,557
           Lexington & Richland School District
             No. 5 (GO) (SCSDE) Series B
                       5.000%, 03/01/21.........  1,660    1,767,717
           Richland County (BAN) (ST AID
             WITHHLDG)
                       3.000%, 02/27/19......... 12,500   12,544,000
           Richland County School District
             No. 2 (GO) (SCSDE)
                       5.000%, 03/01/20.........    910      946,009
           Richland County School District
             No. 2 (GO) (SCSDE) Series A
                       5.000%, 02/01/20.........  5,520    5,725,620
                       5.000%, 02/01/21.........  7,000    7,435,120
           Richland County School District
             No. 2 (GO) (SCSDE) Series C
                       5.000%, 02/01/19.........  5,740    5,785,748
           South Carolina Jobs-Economic Dev.
             Authority (RB) Series A
           (currency)  6.250%, 04/01/35
                         (Pre-refunded @ $ 100,
                         4/1/20)................  2,180    2,302,821
           (currency)  6.500%, 04/01/42
                         (Pre-refunded @ $ 100,
                         4/1/20)................  2,000    2,119,320

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CONTINUED


                                                  FACE
                                                 AMOUNT^    VALUE+
                                                 -------    ------
                                                  (000)
                                                  -----
           SOUTH CAROLINA --
             (Continued)
           South Carolina State (GO) (ST AID
             WITHHLDG)
                       5.000%, 04/01/19.........  1,380  $  1,397,581
           South Carolina State (GO) (ST AID
             WITHHLDG) Series A
                       5.000%, 10/01/19.........  4,530     4,654,892
                       4.000%, 04/01/20.........  1,185     1,216,853
           South Carolina State (GO) Series A
                       5.000%, 06/01/20.........  8,945     9,348,867
           South Carolina Transportation
             Infrastructure Bank (RB) Series A
           (currency)  5.250%, 10/01/40
                         (Pre-refunded @ $ 100,
                         10/1/19)...............  2,690     2,767,230
                                                         ------------
           TOTAL SOUTH CAROLINA.................          109,132,845
                                                         ------------
           TENNESSEE -- (2.4%)
           City of Memphis (GO) Series A
                       5.000%, 04/01/21.........  4,550     4,853,349
           City of Memphis (GO) Series D
                       5.000%, 07/01/19.........  4,180     4,263,015
           Hamilton County (GO) Series A
                       5.000%, 05/01/21.........  3,895     4,163,482
           Metropolitan Government of
             Nashville & Davidson County
             (GO)
                       5.000%, 07/01/21.........  9,055     9,714,566
           Metropolitan Government of
             Nashville & Davidson County
             (GO) Series A
           (currency)  5.000%, 07/01/25
                         (Pre-refunded @ $ 100,
                         7/1/20)................    525       549,843
           Metropolitan Government of
             Nashville & Davidson County
             Electric Revenue (RB) Series A
                       5.000%, 05/15/20.........  2,000     2,088,440
           Shelby County (GO) Series A
                       5.000%, 04/01/19.........  5,000     5,063,700
                       5.000%, 04/01/20......... 18,135    18,876,540
                       5.000%, 03/01/21.........  2,550     2,716,668
           Tennessee State (GO) Series A
                       5.000%, 08/01/19.........  2,000     2,045,720

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
            TENNESSEE -- (Continued)
                        5.000%, 09/01/19........  1,600  $ 1,640,640
                        5.000%, 02/01/20........  3,500    3,627,715
                                                         -----------
            TOTAL TENNESSEE.....................          59,603,678
                                                         -----------
            TEXAS -- (12.7%)
            Austin Independent School District
              (GO)
            (currency)  4.500%, 08/01/25
                          (Pre-refunded @ $100,
                          8/1/19)...............  3,340    3,404,529
            Bexar County Health Facilities
              Development Corp. (RB)
            (currency)  6.200%, 07/01/45
                          (Pre-refunded @ $100,
                          7/1/20)...............  3,030    3,222,223
            City of Allen (GO)
                        5.000%, 08/15/21........  1,840    1,978,423
            City of Arlington (GO)
                        5.000%, 08/15/19........  2,110    2,159,564
            City of Dallas (GO)
                        5.000%, 02/15/19........  8,400    8,472,408
                        5.000%, 02/15/21........  1,500    1,589,295
            City of Fort Worth Water & Sewer
              System Revenue (RB)
                        5.000%, 02/15/19........    830      837,346
            City of Frisco (GO) Series A
                        5.000%, 02/15/21........  4,825    5,126,659
            City of Houston (RAN)
                        5.000%, 06/28/19........ 30,000   30,592,800
            City of Houston (GO)
            (currency)  5.000%, 03/01/26
                          (Pre-refunded @ $100,
                          3/1/19)...............  3,405    3,439,595
            City of Houston Combined Utility
              System Revenue (RB) (AGC)
            (currency)  5.375%, 11/15/38
                          (Pre-refunded @ $100,
                          5/15/19).............. 25,155   25,616,091
            City of San Antonio (GO)
                        4.000%, 08/01/19........  5,000    5,075,550
                        5.000%, 02/01/20........  7,350    7,616,364
            City of San Antonio Electric & Gas
              Systems Revenue (RB) Series A
            (currency)  5.000%, 02/01/34
                          (Pre-refunded @ $100,
                          2/1/19)...............  4,750    4,786,195

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           TEXAS -- (Continued)
           City of San Antonio Electric & Gas
             Systems Revenue (RB) Series D
                       5.000%, 02/01/19.........    700  $   705,369
           City of Waco (GO)....................
                       5.000%, 02/01/20.........  5,765    5,974,615
           Conroe Independent School District
             (GO) (PSF-GTD) Series A
                       4.000%, 02/15/21.........  1,940    2,017,387
           Dallas County Community College
             District (GO)
                       5.000%, 02/15/20......... 11,975   12,426,937
           Fort Worth Independent School
             District (GO)
                       5.000%, 02/15/20.........  3,875    4,018,259
           Harris County (GO) Series A
                       5.000%, 10/01/19.........  5,640    5,791,321
           Highland Park Independent School
             District (GO)
                       4.000%, 02/15/20.........  2,070    2,120,135
           Houston Higher Education Finance
             Corp. (RB) Series A
           (currency)  6.875%, 05/15/41
                         (Pre-refunded @ $ 100,
                         5/15/21)...............  6,000    6,656,760
           Humble Independent School District
             (GO) (PSF-GTD) Series B
                       5.000%, 02/15/20.........  4,000    4,147,880
           Humble Independent School District
             (GO) Series C
                       5.000%, 02/15/19.........  1,200    1,210,620
           Lewisville Independent School
             District (GO) (PSF-GTD)
                       3.000%, 08/15/19.........  6,000    6,048,780
           Metropolitan Transit Authority of
             Harris County (RB) Series B
           (currency)  5.000%, 11/01/33
                         (Pre-refunded @ $ 100,
                         11/1/19)............... 10,000   10,296,700
           Plano Independent School District
             (GO) (PSF-GTD)
                       5.000%, 02/15/19......... 18,185   18,345,392
           San Antonio Independent School
             District (GO) (PSF-GTD)
                       5.000%, 02/15/20.........  7,000    7,258,790

                                                 FACE
                                                AMOUNT^    VALUE+
                                                -------    ------
                                                 (000)
                                                 -----
           TEXAS -- (Continued)
           Southwest Higher Education
             Authority Inc (RB)
           (currency)  5.000%, 10/01/23
                         (Pre-refunded @ $100,
                         10/1/19)..............  2,740  $  2,815,788
           Texas State (GO)
                       5.000%, 04/01/19........  4,350     4,405,245
                       5.000%, 10/01/20........  3,825     4,029,752
                       5.000%, 10/01/23........  1,425     1,594,333
           Texas State (GO) Series A
                       5.000%, 10/01/19........  1,950     2,003,586
                       5.000%, 10/01/21........  2,200     2,370,962
           Texas State
                       4.000%, 08/29/19........ 60,000    60,949,200
           Texas Tech University (RB)
             Series A
                       5.000%, 08/15/19........  3,025     3,095,815
           Texas Transportation
           Commission State Highway Fund
             (RB) Series A
                       5.000%, 04/01/19........  5,110     5,175,101
                       5.000%, 10/01/19........  4,000     4,110,280
                       5.000%, 10/01/20........ 12,500    13,178,750
           University of Texas System (The)
             (RB) Series C
                       5.000%, 08/15/19........  7,975     8,161,695
           University of Texas System (The)
             (RB) Series D
           (currency)  5.000%, 08/15/23
                         (Pre-refunded @ $100,
                         8/15/19)..............  6,635     6,795,567
           University of Texas System (The)
             Series J
                       5.000%, 08/15/19........  8,285     8,478,952
                                                        ------------
           TOTAL TEXAS.........................          318,101,013
                                                        ------------
           UTAH -- (2.0%)
           Alpine School District (GO) (SCH
             BD GTY)
                       5.000%, 03/15/21........    940     1,001,542
           Jordan School District (GO) (SCH
             BD GTY)
                       5.000%, 06/15/19........ 16,420    16,731,652
                       5.000%, 06/15/20........  9,175     9,603,748
           Tooele County School District (GO)
             (SCH BD GTY) Series B
                       5.000%, 06/01/19........  1,675     1,704,815
           Utah State (GO)
                       5.000%, 07/01/19........  3,250     3,316,072
                       5.000%, 07/01/22........  9,690    10,632,643

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           UTAH -- (Continued)
           Utah State (GO) Series C
                  4.500%, 07/01/19..............  6,675  $ 6,788,809
                                                         -----------
           TOTAL UTAH...........................          49,779,281
                                                         -----------
           VIRGINIA -- (5.2%)
           Arlington County (GO) (ST AID
             WITHHLDG)
                  4.000%, 08/15/21..............  2,125    2,230,698
           Chesterfield County (GO) Series A
                  5.000%, 01/01/19..............  3,575    3,593,268
           City of Hampton (GO) (ST AID
             WITHHLDG) Series B
                  5.000%, 09/01/21..............  2,700    2,909,358
           City of Norfolk (GO) (ST AID
             WITHHLDG) Series C
                  5.000%, 10/01/19..............  2,500    2,568,450
           City of Richmond (GO) (ST AID
             WITHHLDG) Series A
                  5.000%, 03/01/20..............  1,000    1,038,230
                  5.000%, 03/01/20..............  2,700    2,803,221
           Commonwealth of Virginia (GO)
             Series B
                  5.000%, 06/01/19.............. 10,250   10,431,835
                  5.000%, 06/01/19..............  5,705    5,806,207
           Fairfax County (GO) (ST AID
             WITHHLDG) Series A
                  5.000%, 04/01/19..............  1,000    1,012,740
                  4.000%, 10/01/19.............. 12,300   12,528,288
                  5.000%, 10/01/19..............  4,000    4,110,280
                  4.000%, 10/01/20.............. 15,530   16,083,489
           Fairfax County (GO) (ST AID
             WITHHLDG) Series B
                  4.000%, 04/01/19..............  7,000    7,060,480
           Henrico County (GO)
                  5.000%, 07/15/19..............  5,460    5,576,680
           Henrico County (GO) (ST AID
             WITHHLDG)
                  5.000%, 08/01/19..............  2,345    2,398,091
           Loudoun County (GO) Series A
                  5.000%, 12/01/19..............  3,105    3,205,385
           Loudoun County (GO) (ST AID
             WITHHLDG) Series A
                  5.000%, 12/01/19..............  5,850    6,039,130
           University of Virginia (RB) Series B
                  5.000%, 08/01/21.............. 15,000   16,134,000
           Virginia Public School Authority
             (RB) (ST AID WITHHLDG)
                  5.000%, 07/15/19..............  4,080    4,167,761

                                                 FACE
                                                AMOUNT^    VALUE+
                                                -------    ------
                                                 (000)
                                                 -----
           VIRGINIA -- (Continued)
           Virginia Public School Authority
             (RB) (ST AID WITHHLDG)
             Series B
                       5.000%, 08/01/19........ 15,580  $ 15,935,068
           Virginia Resources Authority (RB)
             Series B
                       4.000%, 10/01/19........  4,875     4,967,235
                                                        ------------
           TOTAL VIRGINIA......................          130,599,894
                                                        ------------
           WASHINGTON -- (3.8%)
           City of Seattle Drainage &
             Wastewater Revenue (RB)
                       5.000%, 04/01/21........  3,000     3,199,290
           City of Seattle Municipal Light &
             Power Revenue (RB) (BHAC-CR)
           (currency)  5.750%, 04/01/29
                         (Pre-refunded @ $100,
                         4/1/19)............... 10,000    10,160,200
           City of Seattle Water System
             Revenue (RB)
                       5.000%, 09/01/19........  3,890     3,987,172
           King & Snohomich Countries School
             District No. 417 (GO)
                       4.000%, 12/01/19........  1,330     1,358,848
           King County (GO)
                       5.000%, 12/01/18........  9,420     9,443,644
           King County School District No. 405
             Bellevue (GO) (SCH BD GTY)
                       5.000%, 12/01/18........  1,240     1,243,112
           King County School District No. 405
             Bellevue (GO) (SCH BD GTY)
             Series A
                       5.000%, 12/01/18........    400       401,004
           King County School District No. 414
             Lake Washington (GO)
                       5.000%, 12/01/19........  4,815     4,970,669
           King County Sewer Revenue (RB)
                       5.000%, 07/01/19........  1,755     1,790,328
           Snohomish County Public Utility
             District No. 1 (RB)
                       5.000%, 12/01/18........  3,190     3,198,007
                       5.000%, 12/01/19........  5,810     5,997,837
           Snohomish County School District
             No. 201 Snohomish (GO) (SCH
             BD GTY)
                       5.000%, 12/01/21........  4,000     4,321,840

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 -------   ------
                                                  (000)
                                                  -----
           WASHINGTON -- (Continued)
           Snohomish County School District
             No. 6 Mukilteo (GO) (SCH BD GTY)
                       5.000%, 12/01/18.........    500  $   501,250
           Spokane County School District
             No. 81 Spokane (GO) (SCH BD GTY)
             Series A
                       5.000%, 12/01/18.........  7,375    7,393,511
           Washington Health Care Facilities
             Authority (RB)
           (currency)  7.375%, 03/01/38
                         (Pre-refunded @ $ 100,
                         3/1/19)................    800      814,136
           (currency)  5.625%, 10/01/38
                         (Pre-refunded @ $ 100,
                         10/1/19)...............  9,965   10,289,361
           Washington State (GO) Series 2013A
                       5.000%, 08/01/21.........  4,245    4,560,022
           Washington State (GO) Series A
                       5.000%, 08/01/21.........  1,500    1,611,315
           Washington State (GO) Series B
                       5.000%, 07/01/20.........  5,000    5,236,600
           Washington State (GO) Series C
                       5.000%, 07/01/20.........  3,650    3,822,718
           Washington State (GO) Series D
                       5.000%, 02/01/19.........  1,710    1,723,201
           Washington State (GO) Series E
                       5.000%, 02/01/19.........  4,080    4,111,498
           Washington State (GO) Series R-2015-C
                       5.000%, 07/01/19.........  1,500    1,530,495
           Washington State (GO) Series R-2017A
                       5.000%, 08/01/22.........  2,500    2,740,925
           Washington State (GO) Series R-2017C
                       5.000%, 08/01/19.........  2,000    2,045,580
                                                         -----------
           TOTAL WASHINGTON.....................          96,452,563
                                                         -----------
           WEST VIRGINIA -- (0.4%)
           West Virginia State (GO) Series A
                       5.000%, 06/01/21.........  9,620   10,304,463
                                                         -----------

                                              FACE
                                             AMOUNT^     VALUE+
                                             -------     ------
                                              (000)
                                              -----
            WISCONSIN -- (3.5%)
            City of Milwaukee (GO)
                        5.000%, 05/01/19.... 10,010  $    10,163,854
            City of Milwaukee (GO) Series N2
                        5.000%, 04/01/20....  5,860        6,100,436
            Wisconsin Health & Educational
              Facilities Authority (RB)
              Series A
            (currency)  5.250%, 12/01/35
                          (Pre-refunded @
                          $100, 12/3/18)....  1,980        1,985,742
            Wisconsin State (GO) (AMBAC)
              Series 1
                        5.000%, 05/01/19....  6,320        6,416,822
            Wisconsin State (GO) Series 1
                        5.000%, 05/01/19....  9,230        9,371,404
                        5.000%, 05/01/20....  3,235        3,374,040
            Wisconsin State (GO) Series 2
                        5.000%, 11/01/19....  4,000        4,119,920
                        5.000%, 11/01/21....  6,160        6,657,666
                        5.000%, 11/01/22....  3,000        3,308,850
            Wisconsin State (GO) Series A
                        5.000%, 05/01/19....  8,440        8,569,301
            Wisconsin State (GO) Series B
                        5.000%, 05/01/19....  4,620        4,690,778
                        5.000%, 05/01/20.... 11,930       12,442,752
                        5.000%, 05/01/21....  9,655       10,320,519
            Wisconsin State (GO) (ETM)
              Series 1
            (currency)  5.000%, 05/01/20....    120          124,958
                                                     ---------------
            TOTAL WISCONSIN.................              87,647,042
                                                     ---------------
            TOTAL MUNICIPAL BONDS...........           2,496,985,844
                                                     ---------------
            COMMERCIAL PAPER -- (0.7%)
            University of Michigan
                        1.700%, 12/06/18.... 17,385       17,384,478
                                                     ---------------
            TOTAL INVESTMENTS -- (100.0%)
               (Cost $2,528,229,318).............    $ 2,514,370,322
                                                     ===============

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ----------------------------------------------
                          LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
                          ------- --------------- ------- --------------
       Municipal Bonds...   --    $ 2,496,985,844   --    $2,496,985,844
       Commercial Paper..   --         17,384,478   --        17,384,478
                            --    ---------------   --    --------------
       TOTAL.............   --    $ 2,514,370,322   --    $2,514,370,322
                            ==    ===============   ==    ==============

                See accompanying Notes to Financial Statements.

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
    5.000%, 08/01/19.....................................    3,995  $ 4,084,848
    5.000%, 08/01/21.....................................      250      268,762
Alabama State (GO) Series B
    5.000%, 11/01/19.....................................    1,000    1,029,780
Alabama State (GO) Series C
    5.000%, 08/01/24.....................................    3,000    3,407,670
                                                                    -----------
TOTAL ALABAMA............................................             8,791,060
                                                                    -----------
ALASKA -- (0.4%)
City of Anchorage (GO) Series B
    5.000%, 09/01/21.....................................    3,845    4,137,681
    5.000%, 09/01/23.....................................      200      223,772
City of Anchorage (GO) Series C
    5.000%, 09/01/24.....................................    2,765    3,144,220
                                                                    -----------
TOTAL ALASKA.............................................             7,505,673
                                                                    -----------
ARIZONA -- (0.2%)
City of Tucson (GO) Series 2012-C
    3.000%, 07/01/22.....................................    1,455    1,489,527
Maricopa County High School District No. 210-Phoenix (GO)
    3.000%, 07/01/23.....................................    1,810    1,856,807
                                                                    -----------
TOTAL ARIZONA............................................             3,346,334
                                                                    -----------
ARKANSAS -- (0.7%)
Arkansas State (GO)
    5.000%, 04/01/21.....................................    1,000    1,065,940
    5.000%, 06/15/21.....................................    3,750    4,016,737
    5.000%, 04/01/22.....................................    2,800    3,050,656
    4.250%, 06/01/23.....................................    3,325    3,596,287
                                                                    -----------
TOTAL ARKANSAS...........................................            11,729,620
                                                                    -----------
CALIFORNIA -- (1.7%)
California State (GO)
    5.000%, 11/01/24.....................................    1,175    1,341,168
    5.000%, 08/01/25.....................................      750      864,218
    5.000%, 08/01/26.....................................      200      232,714
    5.000%, 08/01/26.....................................    8,000    9,308,560
    3.500%, 08/01/27.....................................      800      843,792
    5.000%, 11/01/27.....................................    5,580    6,550,418
California State (GO) Series B
    5.000%, 09/01/21.....................................      250      270,460

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
CALIFORNIA -- (Continued)
    5.000%, 09/01/25.....................................    9,000  $10,380,060
                                                                    -----------
TOTAL CALIFORNIA.........................................            29,791,390
                                                                    -----------
COLORADO -- (1.2%)
Adams & Arapahoe Joint School District 28J (GO) (ST AID
  WITHHLDG)
    5.000%, 12/01/21.....................................      425      459,854
Arapahoe County School District No. 5 (GO) (ST AID
  WITHHLDG)
    5.000%, 12/15/19.....................................    3,115    3,218,916
    5.000%, 12/15/19.....................................    5,705    5,895,319
Boulder Valley School District No. Re-2 Boulder (GO) (ST
  AID WITHHLDG) Series B
    4.000%, 12/01/24.....................................    2,185    2,371,359
Denver City & County School District No. 1 (GO) (NATL ST
  AID WITHHLDG) Series A
    5.250%, 12/01/21.....................................    2,490    2,712,631
Denver City & County School District No. 1 (GO) (ST AID
  WITHHLDG) Series C
    3.000%, 12/01/23.....................................    1,540    1,585,415
Platte River Power Authority (RB) Series JJ
    5.000%, 06/01/23.....................................    4,425    4,921,175
                                                                    -----------
TOTAL COLORADO...........................................            21,164,669
                                                                    -----------
CONNECTICUT -- (0.1%)
City of Middletown (GO)
    4.000%, 04/01/22.....................................    1,350    1,433,592
Connecticut State (GO) Series A
    5.000%, 10/15/19.....................................      600      614,946
                                                                    -----------
TOTAL CONNECTICUT........................................             2,048,538
                                                                    -----------
DELAWARE -- (0.5%)
Delaware State (GO) Series A
    5.000%, 08/01/23.....................................    2,225    2,491,510
Delaware State (GO) Series B
    5.000%, 07/01/19.....................................    4,335    4,421,397
New Castle County (GO)
    5.000%, 10/01/23.....................................    1,000    1,122,280

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 DELAWARE -- (Continued)
 New Castle County (GO) Series B
     5.000%, 07/15/22....................................      700  $   768,523
                                                                    -----------
 TOTAL DELAWARE..........................................             8,803,710
                                                                    -----------
 DISTRICT OF COLUMBIA -- (1.8%)
 District of Columbia (GO) Series A
     5.000%, 06/01/20....................................    3,445    3,601,644
     5.000%, 06/01/20....................................    6,000    6,272,820
     5.000%, 06/01/23....................................    2,000    2,227,920
     5.000%, 06/01/25....................................    1,500    1,722,285
 District of Columbia (GO) Series B
     5.000%, 06/01/25....................................    4,500    5,166,855
 Washington Metropolitan Area Transit Authority (RB)
   Series B
     5.000%, 07/01/26....................................    3,500    4,035,500
     5.000%, 07/01/27....................................    8,100    9,421,596
                                                                    -----------
 TOTAL DISTRICT OF COLUMBIA..............................            32,448,620
                                                                    -----------
 FLORIDA -- (3.2%)
 Board of Governors State University System of Florida
   (RB) Series A
     3.000%, 07/01/24....................................    2,580    2,640,811
 City of Tallahassee Energy System Revenue (RB)
     5.000%, 10/01/20....................................      250      263,140
 Florida State (GO)
     5.000%, 07/01/21....................................    7,000    7,515,480
     5.000%, 07/01/24....................................    5,000    5,670,300
 Florida State (GO) Series A
     5.000%, 06/01/19....................................    2,860    2,910,908
     5.000%, 06/01/20....................................    4,000    4,181,880
     5.000%, 06/01/23....................................    1,300    1,449,955
     5.000%, 06/01/24....................................    1,400    1,588,244
 Florida State (GO) Series B
     5.000%, 06/01/20....................................    6,400    6,691,008
     5.000%, 06/01/23....................................      350      390,372
 Florida State (GO) Series C
     5.000%, 06/01/20....................................    3,000    3,136,410
     5.000%, 06/01/27....................................    2,000    2,343,500
 Florida State (GO) Series D
     5.000%, 06/01/22....................................    1,000    1,095,160
 Florida State (GO) (ST GTD) Series A
     5.000%, 06/01/27....................................    6,565    7,692,539

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 FLORIDA -- (Continued)
 Orlando Utilities Commission (RB) Series C
     5.250%, 10/01/22....................................    1,745  $ 1,935,903
 Peace River Manasota Regional Water Supply Authority
   (RB)
     5.000%, 10/01/25....................................    2,030    2,317,123
 Tampa Bay Water (RB)
     5.000%, 10/01/19....................................      450      462,159
 Tampa Bay Water (RB) Series A
     5.000%, 10/01/25....................................    2,850    3,278,269
                                                                    -----------
 TOTAL FLORIDA...........................................            55,563,161
                                                                    -----------
 GEORGIA -- (3.9%)
 City of Atlanta (GO)
     5.000%, 12/01/19....................................    5,875    6,065,585
 City of Atlanta Water & Wastewater Revenue (RB) Series B
     5.000%, 11/01/19....................................    1,700    1,750,966
 Columbia County School District (GO) (ST AID WITHHLDG)
     5.000%, 04/01/20....................................    1,700    1,769,513
 DeKalb County Water & Sewerage Revenue (RB) Series B
     5.250%, 10/01/24....................................    2,830    3,258,660
 Georgia State (GO) Series A
     5.000%, 07/01/26....................................    1,340    1,566,178
     5.000%, 07/01/27....................................    6,090    7,191,194
 Georgia State (GO) Series A-1
     5.000%, 02/01/22....................................    2,730    2,969,994
 Georgia State (GO) Series C
     5.000%, 10/01/21....................................    3,060    3,304,096
 Georgia State (GO) Series C-1
     5.000%, 07/01/23....................................   10,915   12,210,938
     5.000%, 07/01/26....................................    9,200   10,752,868
 Georgia State (GO) Series F
     5.000%, 12/01/19....................................    6,000    6,193,980
     5.000%, 01/01/27....................................    2,000    2,347,740
 Georgia State (GO) Series I
     5.000%, 07/01/19....................................    4,490    4,581,282
     5.000%, 07/01/20....................................      900      942,885
 Gwinnett County School District (GO)
     5.000%, 02/01/20....................................    1,700    1,762,254

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 GEORGIA -- (Continued)
     5.000%, 02/01/20....................................    1,585  $ 1,643,043
                                                                    -----------
 TOTAL GEORGIA...........................................            68,311,176
                                                                    -----------
 HAWAII -- (2.4%)
 City & County of Honolulu (GO) Series B
     5.000%, 08/01/20....................................    1,470    1,542,971
     5.000%, 10/01/23....................................      200      224,062
     5.000%, 10/01/24....................................    6,870    7,820,739
     5.000%, 10/01/25....................................    4,925    5,681,923
 Hawaii State (GO) Series EA
     5.000%, 12/01/21....................................      850      920,499
 Hawaii State (GO) Series EE
     5.000%, 11/01/20....................................      515      543,959
 Hawaii State (GO) Series EF
     5.000%, 11/01/22....................................    2,240    2,468,816
 Hawaii State (GO) Series EH
     4.000%, 08/01/19....................................    1,110    1,126,850
 Hawaii State (GO) Series ET
     3.000%, 10/01/23....................................    3,710    3,814,288
 Hawaii State (GO) Series EZ
     5.000%, 10/01/21....................................    6,080    6,559,651
 Hawaii State (GO) Series FT
     5.000%, 01/01/27....................................   10,000   11,634,900
                                                                    -----------
 TOTAL HAWAII............................................            42,338,658
                                                                    -----------
 IOWA -- (0.1%)
 Black County Hawk (GO) Series A
     5.000%, 06/01/19....................................    1,200    1,220,796
                                                                    -----------
 KANSAS -- (1.4%)
 City of Lenexa (GO) Series A
     5.000%, 09/01/21....................................      525      565,110
 City of Wichita (GO) Series A
     5.000%, 12/01/19....................................    3,000    3,096,000
 Johnson County (GO) Series B
     3.000%, 09/01/22....................................    2,260    2,318,489
 Johnson County Unified School District No. 229 Blue
   Valley (GO) Series B
     5.000%, 10/01/23....................................      445      498,756
 Johnson County Unified School District No. 232 De Soto
   (GO) Series A
     5.000%, 09/01/20....................................    2,550    2,681,095
 Johnson County Unified School District No. 233 Olathe
   (GO) Series B
     5.000%, 09/01/23....................................    4,380    4,896,358

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 KANSAS -- (Continued)
 Kansas State Department of Transportation (RB) Series A
     5.000%, 09/01/21....................................    3,250  $ 3,501,095
 Kansas State Department of Transportation (RB) Series B
     5.000%, 09/01/20....................................    3,000    3,156,450
 Saline County Unified School District No. 305 Salina
   (GO)
     5.000%, 09/01/20....................................    1,860    1,955,623
 Sedgwick County Unified School District No. 260 Derby
   (GO)
     5.000%, 10/01/21....................................    1,325    1,424,084
                                                                    -----------
 TOTAL KANSAS............................................            24,093,060
                                                                    -----------
 KENTUCKY -- (0.8%)
 Louisville & Jefferson County (GO) Series A
     5.000%, 12/01/22....................................    5,645    6,216,782
 Louisville Water Co. (RB) Series A
     4.000%, 11/15/21....................................    1,215    1,277,050
 Louisville/Jefferson County Metropolitan Government (GO)
     5.000%, 12/01/19....................................    1,250    1,288,913
 Louisville/Jefferson County Metropolitan Government
   (GO) Series A
     5.000%, 12/01/20....................................    5,155    5,456,619
                                                                    -----------
 TOTAL KENTUCKY..........................................            14,239,364
                                                                    -----------
 LOUISIANA -- (1.4%)
 Louisiana State (GO) Series A
     5.000%, 11/15/19....................................    4,500    4,637,700
     5.000%, 02/01/24....................................    2,000    2,243,340
 Louisiana State (GO) Series C
     5.000%, 07/15/22....................................   12,765   13,966,952
 Louisiana State (GO) Series D-1
     5.000%, 12/01/20....................................    4,065    4,293,453
                                                                    -----------
 TOTAL LOUISIANA.........................................            25,141,445
                                                                    -----------
 MAINE -- (0.3%)
 Maine State (GO) Series B
     5.000%, 06/01/20....................................    3,000    3,133,560
     5.000%, 06/01/27....................................    2,000    2,345,160
                                                                    -----------
 TOTAL MAINE.............................................             5,478,720
                                                                    -----------

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 MARYLAND -- (9.3%)
 Anne County Arundel (GO)
     5.000%, 04/01/22....................................    2,475  $ 2,700,819
 Baltimore County (GO)
     5.000%, 08/01/21....................................    1,980    2,129,688
     5.000%, 02/01/22....................................    2,100    2,283,225
     5.000%, 08/01/22....................................      400      439,456
     3.000%, 11/01/24....................................    1,000    1,028,810
     5.000%, 11/01/27....................................    2,175    2,566,522
     5.000%, 03/01/28....................................    4,000    4,721,640
 Baltimore County (GO) Series B
     5.000%, 08/01/24....................................    5,800    6,594,832
 Carroll County (GO)
     4.000%, 11/01/18....................................    2,890    2,890,000
     5.000%, 11/01/19....................................    2,300    2,368,954
     5.000%, 11/01/20....................................    5,450    5,756,454
 Charles County (GO) (ETM)
     5.000%, 03/01/19....................................       10       10,101
 Charles County (GO)
     5.000%, 03/01/19....................................    1,990    2,010,358
 City of Baltimore (GO) Series B
     5.000%, 10/15/19....................................    7,330    7,539,271
     5.000%, 10/15/21....................................    2,500    2,697,550
     5.000%, 10/15/22....................................    8,060    8,871,239
 Frederick County (GO) Series A
     5.000%, 08/01/27....................................    4,725    5,558,396
 Harford County (GO)
     5.000%, 09/15/19....................................    1,545    1,585,803
 Howard County (GO) Series A
     5.000%, 02/15/28....................................    1,220    1,440,271
 Howard County (GO) Series D
     5.000%, 02/15/24....................................    5,140    5,802,289
 Maryland State (GO) Series A
     5.000%, 03/15/26....................................    5,000    5,803,550
 Maryland State (GO) Series B
     5.000%, 08/01/19....................................    2,500    2,556,600
     5.000%, 08/01/26....................................   10,000   11,658,600
     5.000%, 08/01/27....................................    4,000    4,705,520
     5.000%, 08/01/28....................................    4,000    4,745,960
 Maryland State (GO) Series C
     5.000%, 08/01/19....................................    3,000    3,067,920
     5.000%, 08/01/20....................................    7,250    7,609,890
     5.000%, 08/01/22....................................    1,500    1,645,695
 Montgomery County (GO) Series C
     5.000%, 10/01/27....................................    8,500   10,024,730
 Montgomery County (GO) Series D
     3.000%, 11/01/23....................................    4,000    4,112,400
     4.000%, 11/01/26....................................    9,500   10,404,400

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
MARYLAND -- (Continued)
Prince County George's (GO) Series A
    4.000%, 07/01/26....................................    2,000  $  2,186,100
    3.000%, 09/15/27....................................   10,950    11,017,780
Prince County George's (GO) Series B
    4.000%, 03/01/22....................................    2,480     2,621,732
Prince County George's (GO) Series C
    5.000%, 08/01/20....................................    3,450     3,621,879
Queen County Anne's (GO)
    5.000%, 11/15/19....................................    1,805     1,860,991
University System of Maryland (RB) Series B
    5.000%, 04/01/20....................................    4,355     4,532,423
Worcester County (GO) Series B
    4.000%, 08/01/21....................................    2,000     2,097,040
                                                                   ------------
TOTAL MARYLAND..........................................            163,268,888
                                                                   ------------
MASSACHUSETTS -- (4.3%)
City of Boston (GO) Series A
    5.000%, 03/01/20....................................    3,270     3,398,086
City of Boston (GO) Series B
    5.000%, 04/01/19....................................    4,700     4,759,878
    4.000%, 01/01/23....................................    1,795     1,919,142
    5.000%, 04/01/24....................................    3,000     3,405,150
City of Cambridge (GO)
    3.000%, 02/15/20....................................    2,070     2,095,316
City of Springfield (GO) (ST AID WITHHLDG) Series C
    4.000%, 08/01/23....................................      150       160,565
City of Woburn (GO)
    4.000%, 09/01/22....................................      350       372,085
Commonwealth of Massachusetts (GO) Series B
    5.250%, 08/01/21....................................    5,000     5,411,150
    5.000%, 07/01/28....................................    1,725     2,039,502
Commonwealth of Massachusetts (GO) Series C
    5.000%, 08/01/20....................................    2,500     2,624,100
    5.000%, 10/01/21....................................    1,005     1,084,867
    5.000%, 04/01/23....................................   10,000    11,122,500
    5.000%, 08/01/24....................................    1,500     1,703,835
    5.000%, 04/01/26....................................    4,000     4,640,520
Commonwealth of Massachusetts (GO) Series E
    5.000%, 11/01/27....................................    9,000    10,596,510

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 MASSACHUSETTS -- (Continued)
 Commonwealth of Massachusetts (GO) (AGM) Series B
     5.250%, 09/01/24....................................    3,700  $ 4,257,405
 Commonwealth of Massachusetts (GO) (AMBAC) Series C
     5.500%, 12/01/23....................................    3,500    4,019,575
 Massachusetts Bay Transportation Authority (RB) (NATL)
   Series B
     5.500%, 07/01/24....................................    3,020    3,504,257
 Massachusetts Water Resources Authority (RB) Series A
     5.000%, 08/01/22....................................    3,000    3,295,920
 Massachusetts Water Resources Authority (RB) (AGM)
   Series B
     5.250%, 08/01/28....................................    1,000    1,203,900
 Town of Auburn (GO)
     2.000%, 03/15/19....................................      750      750,398
 Town of Nantucket (GO)
     3.000%, 10/01/22....................................    1,115    1,143,198
 Town of Wilmington (GO)
     5.000%, 03/15/20....................................    1,665    1,732,099
                                                                    -----------
 TOTAL MASSACHUSETTS.....................................            75,239,958
                                                                    -----------
 MICHIGAN -- (0.8%)
 Kentwood Public Schools (GO)
     4.000%, 05/01/22....................................      500      525,135
 Michigan State (GO)
     5.000%, 11/01/19....................................    4,400    4,531,912
 Michigan State (GO) Series A
     5.000%, 05/01/25....................................    2,000    2,296,840
 Michigan State Comprehensive Transportation Revenue
   (RB) (AGM)
     5.250%, 05/15/21....................................    1,000    1,073,290
 Michigan State Trunk Line Revenue (RB)
     5.000%, 11/15/18....................................    5,000    5,005,700
 University of Michigan (RB) Series A
     4.000%, 04/01/23....................................    1,000    1,072,250
                                                                    -----------
 TOTAL MICHIGAN..........................................            14,505,127
                                                                    -----------

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 MINNESOTA -- (4.1%)
 Bloomington Independent School District No. 271 (GO)
   (SD CRED PROG) Series A
     5.000%, 02/01/20....................................    1,150  $ 1,191,527
 City of Edina (GO) Series B
     3.000%, 02/01/19....................................      305      305,854
 City of Saint Cloud (GO) Series B
     5.000%, 02/01/21....................................    1,275    1,353,973
 Dakota County Community Development Agency (RB) (CNTY
   GTD) Series B
     5.000%, 01/01/23....................................      800      887,288
 Elk River Independent School District No. 728 (GO) (SD
   CRED PROG) Series A
     5.000%, 02/01/21....................................    5,000    5,306,300
 Hennepin County (GO) Series C
     5.000%, 12/01/26....................................    4,070    4,771,220
     5.000%, 12/01/27....................................    5,800    6,862,676
 Lakeville Independent School District No. 194 (GO) (SD
   CRED PROG) Series D
     5.000%, 02/01/22....................................    4,000    4,337,240
 Metropolitan Council (GO) Series C
     5.000%, 03/01/26....................................      700      810,432
 Minnesota State (GO)
     5.000%, 10/01/21....................................    4,660    5,027,627
 Minnesota State (GO) Series A
     5.000%, 10/01/20....................................    4,390    4,624,997
     5.000%, 08/01/22....................................    3,000    3,292,500
     5.000%, 08/01/28....................................    6,130    7,284,708
 Minnesota State (GO) Series B
     5.000%, 08/01/20....................................    5,460    5,728,141
 Minnesota State (GO) Series F
     5.000%, 10/01/21....................................   12,025   12,973,652
 Minnesota State (GO) Series K
     5.000%, 11/01/19....................................    3,680    3,788,818
 Morris Area Schools Independent School District
   No. 2769 (GO) (SD CRED PROG) Series A
     4.000%, 02/01/24....................................    1,125    1,206,326

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 MINNESOTA -- (Continued)
 Rochester Independent School District No. 535 (GO) (SD
   CRED PROG) Series A
     3.000%, 02/01/22....................................    1,240  $ 1,267,764
 Saint Paul Public Library Agency (GO) Series C
     5.000%, 03/01/20....................................      250      259,725
                                                                    -----------
 TOTAL MINNESOTA.........................................            71,280,768
                                                                    -----------
 MISSISSIPPI -- (1.1%)
 Mississippi State (GO) Series A
     5.000%, 10/01/27....................................    9,110   10,665,441
 Mississippi State (GO) Series F
     5.000%, 11/01/21....................................    7,750    8,362,018
                                                                    -----------
 TOTAL MISSISSIPPI.......................................            19,027,459
                                                                    -----------
 MISSOURI -- (1.3%)
 Cass County Reorganized School District No. R-2 (GO)
   (ST AID DIR DEP)
     5.000%, 03/01/21....................................    1,000    1,064,420
 City of Belton (GO) Series C
     5.000%, 03/01/27....................................    2,150    2,492,280
 City of Kansas City (GO) Series A
     4.000%, 02/01/22....................................    1,150    1,212,284
     5.000%, 02/01/23....................................    3,955    4,382,892
 Columbia School District (GO) Series B
     5.000%, 03/01/23....................................    1,120    1,245,888
     5.000%, 03/01/24....................................    4,100    4,639,068
 North Kansas City School District No. 74 (GO) (ST AID
   DIR DEP)
     4.000%, 03/01/23....................................    5,335    5,693,032
 St. Charles Community College (GO)
     3.000%, 02/15/20....................................    2,245    2,272,456
                                                                    -----------
 TOTAL MISSOURI..........................................            23,002,320
                                                                    -----------
 MONTANA -- (0.0%)
 City & County of Butte-Silver Bow (GO)
     4.000%, 07/01/21....................................      615      642,011
                                                                    -----------

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 NEBRASKA -- (0.4%)
 Douglas County School District No. 17 (GO)
     4.000%, 12/15/26....................................    2,260  $ 2,478,067
 Lancaster County School District 001 (GO)
     5.000%, 01/15/21....................................    2,470    2,617,286
 Metropolitan Utilities District of Omaha (RB)
     5.000%, 12/01/20....................................    1,000    1,057,880
 Omaha School District (GO)
     4.000%, 12/15/19....................................    1,365    1,395,358
                                                                    -----------
 TOTAL NEBRASKA..........................................             7,548,591
                                                                    -----------
 NEVADA -- (0.4%)
 City of Henderson NV (GO)
     5.000%, 06/01/21....................................      490      523,845
 Clark County (GO) Series A
     5.000%, 07/01/19....................................    1,725    1,759,724
     5.000%, 07/01/25....................................    2,700    3,095,820
 Nevada State (GO) Series A
     5.000%, 08/01/19....................................    1,825    1,866,044
                                                                    -----------
 TOTAL NEVADA............................................             7,245,433
                                                                    -----------
 NEW HAMPSHIRE -- (0.9%)
 City of Dover (GO)
     3.000%, 06/15/19....................................      600      603,852
 City of Nashua (GO)
     4.000%, 07/15/19....................................    5,350    5,427,575
     4.000%, 07/15/20....................................    2,720    2,807,775
 New Hampshire State (GO) Series A
     5.000%, 03/01/23....................................    5,910    6,561,400
                                                                    -----------
 TOTAL NEW HAMPSHIRE.....................................            15,400,602
                                                                    -----------
 NEW JERSEY -- (1.4%)
 City of Hoboken (GO)
     3.000%, 02/01/26....................................    2,945    2,965,968
     3.000%, 02/01/27....................................    3,035    3,026,107
     3.000%, 02/01/28....................................    4,560    4,498,166
 Essex County (GO) Series A
     5.000%, 08/01/20....................................    1,000    1,050,520
 Montville Township (GO)
     3.000%, 10/01/25....................................      505      517,378
 Morris County (GO)
     4.000%, 10/15/20....................................    2,390    2,478,741
 New Jersey Educational Facilities Authority (RB)
   Series B
     5.000%, 07/01/19....................................    2,330    2,377,672

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 NEW JERSEY -- (Continued)
 Princeton Regional School District (GO) (ST AID
   WITHHLDG)
     1.750%, 02/01/22....................................    1,095  $ 1,069,059
 South Orange & Maplewood School District (GO) (SCH BD
   RES FD)
     3.000%, 03/01/22....................................      350      354,991
 Township of Livingston (GO)
     3.000%, 01/15/21....................................      350      355,905
 Township of Parsippany-Troy Hills (GO) Series ABCD
     2.000%, 09/15/22....................................    4,100    3,982,576
 Union County (GO) (ETM) Series B
     3.000%, 03/01/22....................................       45       45,974
 Union County (GO) Series B
     3.000%, 03/01/22....................................    2,315    2,371,116
                                                                    -----------
 TOTAL NEW JERSEY........................................            25,094,173
                                                                    -----------
 NEW MEXICO -- (1.1%)
 City of Albuquerque (GO) Series A
     5.000%, 07/01/24....................................    1,300    1,473,537
 Farmington Municipal School District No. 5 (GO) (ST AID
   WITHHLDG)
     4.000%, 09/01/20....................................      945      975,675
 Las Cruces School District No. 2 (GO) (ST AID WITHHLDG)
   Series A
     4.000%, 08/01/19....................................    1,000    1,014,590
     4.000%, 08/01/20....................................      125      128,876
 New Mexico State Severance Tax Permanent Fund (RB)
   Series A
     5.000%, 07/01/19....................................    2,000    2,039,180
     5.000%, 07/01/27....................................    2,000    2,338,020
 New Mexico State Severance Tax Permanent Fund (RB)
   Series B
     4.000%, 07/01/20....................................    4,100    4,222,549
 Santa Fe County (GO)
     5.000%, 07/01/22....................................    1,000    1,095,430
 Santa Fe Public School District (GO) (ST AID WITHHLDG)
     5.000%, 08/01/20....................................    3,270    3,428,857
     5.000%, 08/01/24....................................    2,000    2,260,340
                                                                    -----------
 TOTAL NEW MEXICO........................................            18,977,054
                                                                    -----------

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 NEW YORK -- (4.8%)
 Brewster Central School District (GO) (ST AID WITHHLDG)
     2.000%, 10/01/19....................................    1,000  $ 1,001,080
 City of New York (GO) Series A
     5.000%, 08/01/24....................................    3,860    4,375,696
     5.000%, 08/01/26....................................    5,000    5,795,100
 City of New York (GO) Series B
     5.000%, 08/01/19....................................      600      613,446
     5.000%, 08/01/21....................................      450      483,273
     5.000%, 08/01/22....................................      600      657,822
 City of New York (GO) Series C
     5.000%, 08/01/20....................................    5,625    5,902,256
     5.000%, 08/01/22....................................    1,500    1,644,555
 City of New York (GO) Series D
     5.000%, 08/01/22....................................    1,055    1,156,670
 City of New York (GO) Series E
     5.000%, 08/01/21....................................    3,975    4,268,912
     5.000%, 08/01/23....................................    6,000    6,692,940
 City of New York (GO) Series H
     5.000%, 08/01/22....................................    1,000    1,096,370
 Kingston City School District (GO) (ST AID WITHHLDG)
     3.000%, 06/01/26....................................    2,000    2,033,980
 New York State Dormitory Authority (RB) Series A
     3.000%, 07/01/20....................................    1,615    1,641,276
     5.000%, 03/15/23....................................      200      222,056
 New York State Dormitory Authority (RB) Series B
     5.000%, 02/15/22....................................   10,200   11,086,788
     5.000%, 02/15/24....................................    4,900    5,513,235
 New York State Dormitory Authority (RB) Series C
     5.000%, 03/15/19....................................      825      834,496
     5.000%, 03/15/27....................................    1,265    1,476,457
 New York State Dormitory Authority (RB) Series D
     5.000%, 02/15/24....................................    9,950   11,195,242
 New York State Dormitory Authority (RB) Series E
     5.000%, 03/15/21....................................    2,000    2,129,980
 New York State Urban Development Corp. (RB) Series A
     5.000%, 03/15/19....................................    1,630    1,648,761

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 NEW YORK -- (Continued)
     5.000%, 03/15/22....................................    1,250  $ 1,361,338
     5.000%, 03/15/25....................................    3,440    3,934,672
 Penfield Central School District (GO) (AGC ST AID
   WITHHLDG)
     3.750%, 06/15/19....................................      150      151,727
 Sachem Central School District (GO) (ST AID WITHHLDG)
     5.000%, 10/15/19....................................    1,300    1,338,116
 Town of Cheektowaga (GO)
     5.000%, 07/15/23....................................      300      334,905
 Town of Huntington (GO)
     2.000%, 12/01/23....................................      100       98,266
 Triborough Bridge & Tunnel Authority (RB) Series B
     5.000%, 11/15/20....................................    4,000    4,231,640
 Triborough Bridge & Tunnel Authority (RB) Series C1
     4.000%, 11/15/27....................................    1,250    1,370,063
                                                                    -----------
 TOTAL NEW YORK..........................................            84,291,118
                                                                    -----------
 NORTH CAROLINA -- (5.0%)
 City of Charlotte Water & Sewer System Revenue (RB)
     5.000%, 07/01/19....................................    2,000    2,040,920
 City of Raleigh (GO) Series A
     5.000%, 09/01/22....................................    2,685    2,955,487
 Forsyth County (GO)
     4.000%, 12/01/21....................................    3,500    3,688,755
 Guilford County (GO) Series A
     5.000%, 02/01/22....................................    1,800    1,957,644
 Guilford County (GO) Series B
     5.000%, 05/01/24....................................    5,000    5,674,050
 Johnston County (GO)
     4.000%, 02/01/20....................................    3,735    3,826,022
 Johnston County (GO) Series A
     5.000%, 02/01/21....................................    2,995    3,183,206
 Moore County (GO)
     5.000%, 06/01/22....................................    2,740    2,996,793
 New Hanover County (GO)
     4.000%, 08/01/19....................................    2,280    2,315,135
     5.000%, 02/01/23....................................      250      277,477
 North Carolina Eastern Municipal Power Agency (RB)
   (NATL- IBC) (ETM) Series B
     6.000%, 01/01/22....................................    9,700   10,795,033

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 NORTH CAROLINA -- (Continued)
 North Carolina State (GO) Series A
     5.000%, 06/01/28....................................    5,035  $ 5,997,390
 North Carolina State (GO) Series B
     5.000%, 06/01/25....................................    8,000    9,237,920
 North Carolina State (GO) Series C
     5.000%, 05/01/20....................................    3,270    3,412,016
     4.000%, 05/01/22....................................    3,000    3,182,880
 North Carolina State (GO) Series D
     4.000%, 06/01/21....................................    5,000    5,236,050
     4.000%, 06/01/23....................................    8,700    9,347,193
 North Carolina State (GO) Series E
     5.000%, 05/01/19....................................    5,000    5,077,350
 Wake County (GO)
     5.000%, 09/01/21....................................    1,450    1,562,433
 Wake County (GO) Series A
     5.000%, 03/01/28....................................    2,000    2,371,660
 Wake County (GO) Series C
     5.000%, 03/01/24....................................    3,000    3,394,440
                                                                    -----------
 TOTAL NORTH CAROLINA....................................            88,529,854
                                                                    -----------
 OHIO -- (5.8%)
 City of Cincinnati (GO) Series A
     4.000%, 12/01/21....................................    2,645    2,773,917
 City of Cincinnati (GO) Series C
     5.000%, 12/01/19....................................    2,955    3,049,235
 City of Columbus (GO) Series 1
     5.000%, 07/01/22....................................    4,100    4,492,780
 City of Columbus (GO) Series 2017-1
     4.000%, 04/01/27....................................    3,690    4,005,384
 City of Columbus (GO) Series A
     2.000%, 08/15/20....................................    3,285    3,279,810
     3.000%, 07/01/21....................................      470      480,035
     4.000%, 04/01/22....................................    2,000    2,115,040
     3.000%, 07/01/22....................................      700      718,102
     2.000%, 08/15/22....................................    6,160    6,067,046
     4.000%, 07/01/23....................................    4,995    5,354,640
     4.000%, 04/01/27....................................    8,800    9,552,136
 City of Columbus (GO) Series A
     4.000%, 04/01/24....................................    4,000    4,301,960

                                      191

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^    VALUE+
                                                                 ------- ------------
                                                                  (000)
                                                                 -------
OHIO -- (Continued)
Hamilton County Sewer System Revenue (RB) Series A
            5.000%, 12/01/21..................................      200  $    216,340
Ohio Higher Educational Facility Commission (RB)
(currency)  5.250%, 07/01/44 (Pre-refunded @ $100, 7/1/20)....    1,875     1,968,187
Ohio State (GO)
            5.000%, 09/01/19..................................    6,000     6,151,380
Ohio State (GO) Series A
            5.000%, 09/01/19..................................      550       563,877
            3.000%, 02/01/22..................................      500       511,670
            5.000%, 08/01/22..................................    4,005     4,394,006
            5.000%, 08/01/22..................................    3,000     3,291,390
            5.000%, 09/15/22..................................      250       274,945
            5.000%, 09/15/22..................................      500       549,890
            5.000%, 09/01/25..................................    5,550     6,393,489
Ohio State (GO) Series B
            5.000%, 09/15/19..................................    2,065     2,119,537
            5.000%, 08/01/20..................................    3,020     3,170,456
            5.000%, 06/15/21..................................    1,500     1,607,490
            5.000%, 06/15/22..................................    4,000     4,378,760
            5.000%, 09/01/27..................................      625       734,562
            5.000%, 09/15/27..................................    1,500     1,763,985
Ohio State (GO) Series C
            5.000%, 09/15/21..................................    1,000     1,077,420
            5.000%, 09/15/21..................................    4,500     4,848,390
            5.000%, 08/01/27..................................    6,880     8,075,950
Upper Arlington City School District (GO) Series A
            5.000%, 12/01/27..................................    3,190     3,754,789
                                                                         ------------
TOTAL OHIO....................................................            102,036,598
                                                                         ------------
OKLAHOMA -- (0.1%)
City of Oklahoma (GO)
            5.000%, 03/01/19..................................    1,310     1,323,401
City of Oklahoma City (GO)
            4.000%, 03/01/23..................................    1,000     1,069,240
                                                                         ------------
TOTAL OKLAHOMA................................................              2,392,641
                                                                         ------------
OREGON -- (1.8%)
City of Portland (GO)
            4.000%, 06/01/20..................................      935       962,611
City of Portland Sewer System Revenue (RB) Series A
            5.000%, 06/15/26..................................    1,550     1,792,823
City of Portland Water System Revenue (RB) Series A
            5.000%, 04/01/21..................................    8,000     8,539,200

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 OREGON -- (Continued)
 Clackamas County School District No. 46 Oregon Trail
   (GO) (SCH BD GTY)
     5.000%, 06/15/22....................................    1,215  $ 1,329,161
 Deschutes County Administrative School District No. 1
   Bend-La Pine (GO) (SCH BD GTY)
     5.000%, 06/15/27....................................    4,680    5,479,110
 Lane County School District No. 4J Eugene (GO) (SCH BD
   GTY) Series A
     5.000%, 06/15/23....................................    3,355    3,741,966
 Oregon State (GO)
     5.000%, 12/01/24....................................    2,290    2,620,768
 Oregon State (GO) Series A
     5.000%, 05/01/21....................................      200      213,888
 Oregon State Department of Transportation (RB) Series B
     5.000%, 11/15/26....................................    3,500    4,094,545
 Washington & Multnomah Counties School District No. 48J
   Beaverton (GO) (SCH BD GTY) Series C
     5.000%, 06/15/27....................................    2,390    2,798,092
                                                                    -----------
 TOTAL OREGON............................................            31,572,164
                                                                    -----------
 PENNSYLVANIA -- (1.3%)
 Commonwealth of Pennsylvania (GO)
     5.000%, 04/01/22....................................   11,260   12,186,923
 Commonwealth of Pennsylvania (GO) Series REF
     5.000%, 07/01/22....................................    2,000    2,174,680
 Monroe County (GO)
     4.000%, 12/15/18....................................      400      400,992
 Montgomery County (GO)
     5.000%, 05/01/23....................................    5,255    5,853,177
 Pennsylvania Economic Development Financing Authority
   (RB) Series A
     5.000%, 07/01/19....................................    1,300    1,326,338
 West View Municipal Authority Water Revenue (RB)
     4.000%, 11/15/20....................................    1,100    1,136,762
                                                                    -----------
 TOTAL PENNSYLVANIA......................................            23,078,872
                                                                    -----------

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 RHODE ISLAND -- (1.4%)
 Rhode Island State (GO)
     5.000%, 08/01/22....................................    1,605  $ 1,757,860
 Rhode Island State (GO) Series A
     5.000%, 08/01/19....................................    8,000    8,176,880
 Rhode Island State (GO) Series C
     5.000%, 08/01/19....................................    9,185    9,388,080
     5.000%, 08/01/20....................................    4,870    5,104,004
 Rhode Island State (GO) Series D
     5.000%, 08/01/22....................................      685      750,239
                                                                    -----------
 TOTAL RHODE ISLAND......................................            25,177,063
                                                                    -----------
 SOUTH CAROLINA -- (3.0%)
 Beaufort County (GO) (ST AID WITHHLDG) Series C
     5.000%, 03/01/22....................................    3,485    3,793,109
 Berkeley County School District (GO) (SCSDE) Series B
     5.000%, 03/01/22....................................    4,120    4,482,848
 Charleston County (GO) Series A
     5.000%, 11/01/22....................................    4,780    5,277,885
 Charleston County School District (GO) (SCSDE) Series A
     5.000%, 02/01/21....................................    2,020    2,145,563
 City of Charleston Waterworks & Sewer System Revenue
   (RB)
     5.000%, 01/01/20....................................    1,805    1,866,514
 City of North Charleston (GO) (ST AID WITHHLDG)
     5.000%, 06/01/21....................................      385      412,293
 Clemson University (RB)
     3.000%, 05/01/21....................................      350      356,255
 Dorchester County School District No. 2 (GO) (SCSDE)
   Series B
     5.000%, 03/01/25....................................    1,430    1,636,263
 Florence School District One (GO) (SCSDE)
     5.000%, 03/01/20....................................    3,335    3,466,966
     5.000%, 03/01/21....................................    3,170    3,372,721
 Lexington & Richland School District No. 5 (GO) (SCSDE)
     5.000%, 03/01/19....................................      945      955,045

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 SOUTH CAROLINA -- (Continued)
 Richland County School District No. 1 (GO) (SCSDE)
   Series 1-A
     5.000%, 03/01/20....................................    5,480  $ 5,696,844
 Richland County School District No. 2 (GO) (SCSDE)
   Series A
     5.000%, 02/01/21....................................    2,085    2,214,604
 South Carolina State (GO) Series A
     5.000%, 06/01/19....................................    2,500    2,544,350
 South Carolina State (GO) (ST AID WITHHLDG) Series A
     5.000%, 10/01/23....................................    5,500    6,177,985
 South Carolina State (GO) (ST AID WITHHLDG) Series B
     4.000%, 08/01/26....................................    1,405    1,544,236
 York County (GO) (ST AID WITHHLDG)
     5.000%, 04/01/20....................................    1,900    1,976,057
 York County School District No. 1 (GO) (SCSDE)
     5.000%, 03/01/21....................................    3,790    4,030,589
                                                                    -----------
 TOTAL SOUTH CAROLINA....................................            51,950,127
                                                                    -----------
 TENNESSEE -- (3.1%)
 City of Clarksville Water Sewer & Gas Revenue (RB)
     5.000%, 02/01/20....................................    3,150    3,264,156
 City of Johnson City (GO)
     3.000%, 06/01/19....................................      875      880,425
 City of Maryville (GO) Series A
     5.000%, 06/01/22....................................    1,865    2,037,084
 City of Memphis (GO) Series A
     5.000%, 11/01/22....................................    9,695   10,689,222
     5.000%, 04/01/25....................................    1,945    2,225,275
 City of Pigeon Forge (GO)
     4.000%, 06/01/21....................................      670      699,051
 Hamilton County (GO)
     3.000%, 03/01/22....................................    4,550    4,663,249
 Hamilton County (GO) Series A
     5.000%, 04/01/26....................................    3,000    3,486,990
 Knox County (GO)
     5.000%, 06/01/20....................................    2,585    2,702,126
 Maury County (GO)
     5.000%, 04/01/21....................................    5,105    5,444,125

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 TENNESSEE -- (Continued)
 Maury County (GO) Series B
     5.000%, 04/01/19....................................    1,000  $ 1,012,570
 Metropolitan Government of Nashville & Davidson County
   (GO)
     5.000%, 07/01/22....................................    1,000    1,096,170
 Metropolitan Government of Nashville & Davidson County
   (GO) Series A
     5.000%, 01/01/20....................................    1,100    1,137,356
     5.000%, 01/01/22....................................    1,500    1,627,170
 Putnam County (GO)
     4.000%, 04/01/23....................................      975    1,041,641
 Shelby County (GO) Series A
     5.000%, 04/01/20....................................    7,000    7,286,230
 Sumner County (GO)
     5.000%, 06/01/21....................................      110      117,769
 Tennessee State (GO) Series B
     5.000%, 08/01/20....................................    1,945    2,041,900
 Town of Greeneville (GO)
     3.000%, 06/01/21....................................    1,360    1,384,045
 Williamson County (GO) Series A
     4.000%, 05/01/22....................................      300      317,976
 Wilson County (GO)
     4.000%, 04/01/20....................................    1,040    1,068,101
                                                                    -----------
 TOTAL TENNESSEE.........................................            54,222,631
                                                                    -----------
 TEXAS -- (13.9%)
 Aldine Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/25....................................    4,750    5,409,965
 Austin Independent School District (GO) (PSF-GTD)
     5.000%, 08/01/20....................................      350      367,129
 City of Arlington (GO) Series A
     3.000%, 08/15/20....................................    1,700    1,726,945
 City of Austin (GO)
     5.000%, 09/01/20....................................    1,655    1,737,651
 City of Dallas (GO)
     5.000%, 02/15/21....................................    9,505   10,070,833
 City of Denton (GO)
     4.000%, 02/15/22....................................    2,510    2,640,972
 City of El Paso (GO)
     5.000%, 08/15/19....................................    3,505    3,585,124
 City of Fort Worth (GO) Series A
     5.000%, 03/01/25....................................    5,000    5,677,350

                                                                    FACE
                                                                   AMOUNT^   VALUE+
                                                                   ------- ----------
                                                                    (000)
                                                                   -------
TEXAS -- (Continued)
City of Fort Worth Water & Sewer System Revenue (RB)
            5.000%, 02/15/19....................................      400  $  403,540
City of Houston (GO) Series A
            5.000%, 03/01/21....................................    3,100   3,295,331
            5.000%, 03/01/22....................................    5,890   6,394,891
City of Houston Combined Utility System Revenue (RB) (AGC)
(currency)  5.375%, 11/15/38 (Pre-refunded @ $100, 5/15/19).....    4,735   4,821,793
City of Lubbock (GO)
            5.000%, 02/15/19....................................    3,000   3,025,950
            5.000%, 02/15/23....................................    1,000   1,105,260
City of Richardson (GO)
            5.000%, 02/15/27....................................    1,715   1,988,097
City of San Antonio (GO)
            5.000%, 02/01/20....................................    1,000   1,036,240
City of San Antonio Electric & Gas Systems Revenue (RB)
            5.000%, 02/01/21....................................      720     764,266
            5.000%, 02/01/21....................................    3,000   3,184,440
City of San Antonio Electric & Gas Systems Revenue (RB) Series D
            5.000%, 02/01/19....................................      400     403,068
City of Southlake (GO)
            3.000%, 02/15/23....................................    1,510   1,548,520
Clear Creek Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/25....................................    2,175   2,477,194
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/21....................................    3,500   3,718,015
Dallas Area Rapid Transit (RB) Series B
            5.000%, 12/01/21....................................    2,545   2,752,138
Dallas Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/19....................................    3,480   3,510,694
El Paso Independent School District (GO) (PSF-GTD)
            5.000%, 08/15/24....................................      500     565,495
Galveston County (GO)
            5.000%, 02/01/22....................................    1,000   1,083,650
Grayson County (GO)
            5.000%, 01/01/21....................................    1,990   2,100,564

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- ----------
                                                             (000)
                                                            -------
 TEXAS -- (Continued)
 Harris County (GO) Series A
             5.000%, 10/01/19............................    4,345  $4,461,576
             5.000%, 10/01/19............................    3,500   3,593,905
 Hays Consolidated Independent School District (GO)
   (PSF-GTD)
             5.000%, 08/15/23............................    1,355   1,511,394
 Hidalgo County Drain District No. 1 (GO)
             5.000%, 09/01/22............................    1,000   1,091,900
 Highland Park Independent School District (GO) (PSF-GTD)
             5.000%, 02/15/20............................    1,790   1,856,176
 Houston Higher Education Finance Corp. (RB) Series A
 (currency)  6.875%, 05/15/41 (Pre-refunded @ $100,
             5/15/21)....................................    3,225   3,578,008
 Humble Independent School District (GO) (PSF-GTD)
   Series A
             2.000%, 02/15/19............................      100     100,032
             5.500%, 02/15/25............................    7,000   8,183,210
 Katy Independent School District (GO) (PSF-GTD) Series A
             5.000%, 02/15/20............................    3,820   3,961,225
 La Porte Independent School District (GO)
             5.000%, 02/15/21............................    1,700   1,802,765
 Lake Travis Independent School District (GO) (PSF-GTD)
             5.000%, 02/15/20............................    3,480   3,608,656
 Mansfield Independent School District (GO)
             5.000%, 02/15/20............................    1,000   1,037,350
 Mansfield Independent School District (GO) (PSF-GTD)
   Series A
             5.000%, 02/15/22............................      895     971,621
 Metropolitan Transit Authority of Harris County (RB)
   (ETM) Series B
             4.000%, 11/01/18............................      400     400,000
 North Texas Municipal Water District Water System
   Revenue (RB)
             5.000%, 09/01/24............................    5,715   6,468,923

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 TEXAS -- (Continued)
 Northside Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/23....................................    4,535  $ 5,022,104
     5.000%, 08/15/25....................................    1,880    2,153,935
 Northside Independent School District (GO) (PSF-GTD)
   Series A
     4.000%, 08/15/24....................................    5,215    5,627,976
 Northwest Independent School District (GO) (PSF-GTD)
   Series A
     5.000%, 02/15/24....................................    1,695    1,900,875
 Permanent University Fund - Texas A&M University System
   (RB)
     5.000%, 07/01/23....................................    3,500    3,900,785
 Permanent University Fund - University of Texas System
   (RB) Series B
     5.000%, 07/01/26....................................    5,500    6,362,015
 Plano Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/24....................................   11,000   12,341,780
 San Antonio Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/20....................................    4,100    4,251,577
 Spring Independent School District (GO) (PSF-GTD)
     5.000%, 08/15/19....................................    5,000    5,118,250
 Spring Independent School District (GO) (BAM)
     5.000%, 08/15/24....................................    4,985    5,620,787
 Tarrant Regional Water District (RB)
     6.000%, 09/01/24....................................    3,450    4,092,976
 Texas A&M University (RB) Series B
     5.000%, 05/15/21....................................    4,000    4,277,840
 Texas State (GO)
     5.000%, 04/01/19....................................    4,500    4,557,150
     5.000%, 04/01/23....................................   10,000   11,100,300
     5.000%, 10/01/23....................................   15,345   17,168,446
 Texas State (GO) Series A
     5.000%, 10/01/19....................................    1,900    1,952,212
     5.000%, 04/01/25....................................    1,000    1,142,820
 Texas Transportation Commission State Highway Fund (RB)
     5.250%, 04/01/26....................................      300      351,303
     5.000%, 10/01/26....................................    4,340    5,040,172

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
                                                            -------
TEXAS -- (Continued)
Texas Transportation Commission State Highway Fund (RB)
  Series A
    5.000%, 04/01/19.....................................    5,000  $  5,063,700
    5.000%, 04/01/20.....................................    7,900     8,224,137
Trinity River Authority Central Regional Wastewater
  System Revenue (RB)
    5.000%, 08/01/27.....................................    3,150     3,670,947
University of Texas System (The) (RB) Series J
    5.000%, 08/15/25.....................................    2,500     2,872,650
    5.000%, 08/15/26.....................................    1,500     1,739,610
Via Metropolitan Transit (RB)
    5.000%, 07/15/20.....................................    2,495     2,616,606
                                                                    ------------
TOTAL TEXAS..............................................            244,192,809
                                                                    ------------
UTAH -- (1.6%)
North Davis County Sewer District (RB)
    3.000%, 03/01/21.....................................    2,135     2,175,031
Utah State (GO)
    5.000%, 07/01/22.....................................   11,285    12,382,805
    5.000%, 07/01/27.....................................    4,435     5,233,167
Utah State (GO) Series C
    5.000%, 07/01/19.....................................    1,100     1,122,363
Washington County School District Board of Education/St
  George (GO) (SCH BD GTY)
    5.000%, 03/01/20.....................................    2,135     2,218,051
    5.000%, 03/01/22.....................................    4,465     4,858,233
                                                                    ------------
TOTAL UTAH...............................................             27,989,650
                                                                    ------------
VERMONT -- (0.2%)
Vermont State (GO) Series B
    5.000%, 08/15/23.....................................    1,270     1,423,302
Vermont State (GO) Series C
    4.000%, 08/15/23.....................................      225       242,023
Vermont State (GO) Series F
    5.000%, 08/15/20.....................................    1,100     1,155,803
                                                                    ------------
TOTAL VERMONT............................................              2,821,128
                                                                    ------------
VIRGINIA -- (3.8%)
Arlington County (GO)
    5.000%, 08/15/22.....................................    3,000     3,297,720
City of Hampton (GO) (ST AID WITHHLDG) Series B
    5.000%, 09/01/21.....................................    3,000     3,232,620
    5.000%, 09/01/22.....................................    2,050     2,256,517

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 VIRGINIA -- (Continued)
 City of Lynchburg (GO)
     5.000%, 02/01/20.....................................    1,390  $1,440,374
 City of Norfolk (GO) (ST AID WITHHLDG) Series C
     5.000%, 10/01/19.....................................    2,505   2,573,587
 City of Richmond (GO) (ST AID WITHHLDG) Series A
     5.000%, 03/01/21.....................................    1,370   1,459,214
 City of Richmond (GO) (ST AID WITHHLDG) Series B
     5.000%, 07/15/26.....................................    3,635   4,234,775
 City of Richmond (GO) Series B
     5.000%, 07/15/25.....................................    5,350   6,177,645
 City of Roanoke (GO) (ST AID WITHHLDG)
     4.000%, 04/01/20.....................................    1,000   1,027,020
 Commonwealth of Virginia (GO) Series B
     4.000%, 06/01/23.....................................    2,500   2,681,475
 Fairfax County (GO) (ST AID WITHHLDG) Series A
     5.000%, 10/01/19.....................................    3,880   3,986,972
     5.000%, 10/01/19.....................................    2,500   2,568,925
     5.000%, 10/01/26.....................................    1,000   1,173,770
     5.000%, 10/01/27.....................................    1,000   1,182,850
 Fairfax County (GO) (ST AID WITHHLDG) Series C
     5.000%, 10/01/19.....................................    6,925   7,115,922
 Henrico County (GO) (ST AID WITHHLDG)
     5.000%, 08/01/27.....................................    1,680   1,979,191
     5.000%, 08/01/28.....................................    2,905   3,452,215
 Loudoun County (GO) (ST AID WITHHLDG) Series A
     5.000%, 12/01/22.....................................    4,000   4,428,160
 Pittsylvania County (GO) (ST AID WITHHLDG)
     5.000%, 02/01/21.....................................      250     264,863
 Spotsylvania County Water & Sewer System Revenue (RB)
     5.000%, 06/01/19.....................................    2,885   2,935,343
 University of Virginia (RB) Series B
     5.000%, 08/01/21.....................................    6,250   6,722,500
 Virginia Resources Authority (RB) Series B
     4.000%, 10/01/19.....................................    2,000   2,037,840

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 VIRGINIA -- (Continued)
 Virginia Resources Authority (RB) Series D
     5.000%, 11/01/20....................................      745  $   787,189
                                                                    -----------
 TOTAL VIRGINIA..........................................            67,016,687
                                                                    -----------
 WASHINGTON -- (6.9%)
 Benton County School District No. 400 Richland (GO)
   (SCH BD GTY)
     5.000%, 12/01/22....................................    4,705    5,195,073
 City of Seattle (GO)
     5.000%, 12/01/19....................................    1,500    1,547,835
     5.000%, 12/01/20....................................    2,745    2,905,033
 City of Seattle Drainage & Wastewater Revenue (RB)
     5.000%, 09/01/20....................................    3,665    3,854,774
     5.000%, 07/01/27....................................    8,400    9,805,572
 City of Seattle Municipal Light & Power Revenue (RB)
     5.000%, 09/01/20....................................      350      367,994
 City of Seattle Municipal Light & Power Revenue (RB)
   Series A
     5.000%, 06/01/19....................................    1,525    1,551,779
     5.000%, 06/01/22....................................      310      339,053
 City of Seattle Water System Revenue (RB)
     5.000%, 09/01/22....................................    6,000    6,592,860
 Clark County School District No. 119 Battleground (GO)
   (SCH BD GTY)
     4.000%, 12/01/21....................................    1,000    1,051,790
     4.000%, 12/01/22....................................    2,630    2,794,717
 County of Kitsap WA (GO)
     5.000%, 06/01/21....................................      200      213,814
 King County (GO)
     5.000%, 01/01/21....................................      425      450,649
 King County (GO) Series A
     5.000%, 07/01/19....................................    1,110    1,132,422
     5.000%, 07/01/20....................................    2,650    2,776,272
 King County (GO) Series E
     5.000%, 12/01/19....................................    1,300    1,342,029
     5.000%, 12/01/25....................................      955    1,103,665
 King County School District No. 400 Mercer Island (GO)
   (SCH BD GTY)
     5.000%, 12/01/22....................................    1,145    1,264,263
 King County School District No. 403 Renton (GO) (SCH BD
   GTY)
     5.000%, 12/01/19....................................    1,150    1,187,053

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
WASHINGTON -- (Continued)
King County School District No. 405 Bellevue (GO) (SCH BD
  GTY)
    5.000%, 12/01/18......................................    1,500  $1,503,765
King County School District No. 411 Issaquah (GO) (SCH BD
  GTY)
    5.000%, 12/01/23......................................    3,500   3,930,955
King County School District No. 412 Shoreline (GO) (SCH
  BD GTY)
    4.000%, 12/01/21......................................    1,000   1,052,400
King County Sewer Revenue (RB) Series B
    5.000%, 07/01/22......................................    1,000   1,095,430
North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/20......................................    2,880   3,045,485
Skagit County School District No. 103 Anacortes (GO) (SCH
  BD GTY)
    5.000%, 12/01/19......................................    1,925   1,986,388
    5.000%, 12/01/20......................................    2,245   2,374,941
Snohomish County Public Utility District No. 1 (RB)
    5.000%, 12/01/19......................................    1,655   1,708,506
Snohomish County School District No. 15 Edmonds (GO) (SCH
  BD GTY)
    5.000%, 12/01/20......................................    2,555   2,701,810
Snohomish County School District No. 201 Snohomish (GO)
  (SCH BD GTY)
    5.000%, 12/01/25......................................    4,000   4,614,320
Snohomish County School District No. 6 Mukilteo (GO) (SCH
  BD GTY)
    5.000%, 12/01/18......................................    2,000   2,005,000
Spokane County (GO)
    5.000%, 12/01/22......................................    1,025   1,129,663
Tacoma Metropolitan Park District (GO) Series B
    5.000%, 12/01/21......................................      150     162,069
Thurston County School District No. 111 Olympia (GO) (SCH
  BD GTY)
    5.000%, 12/01/21......................................      425     459,854
University of Washington (RB) Series A
    5.000%, 07/01/22......................................    6,505   7,130,586

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
WASHINGTON -- (Continued)
Washington State (GO) Series 2013A
    5.000%, 08/01/21....................................      225  $    241,697
Washington State (GO) Series A
    5.000%, 08/01/23....................................      750       837,330
Washington State (GO) Series B
    5.000%, 07/01/25....................................    1,500     1,721,880
Washington State (GO) Series C
    5.000%, 02/01/23....................................    1,500     1,660,365
Washington State (GO) Series D
    5.000%, 07/01/20....................................    5,000     5,236,600
    5.000%, 07/01/23....................................    3,800     4,236,924
Washington State (GO) Series R-2012C
    4.000%, 07/01/21....................................    1,610     1,684,978
Washington State (GO) Series R-2013A
    5.000%, 07/01/21....................................    7,000     7,506,100
Washington State (GO) Series R-2015
    5.000%, 07/01/22....................................    3,720     4,072,247
Washington State (GO) Series R-2015-C
    5.000%, 07/01/20....................................    2,000     2,094,640
Washington State (GO) Series R-2015E
    5.000%, 07/01/21....................................    5,000     5,361,500
Washington State (GO) Series R-2018D
    5.000%, 08/01/25....................................    3,635     4,176,397
Washington State (GO) Series R-C
    5.000%, 07/01/19....................................    1,750     1,785,577
                                                                   ------------
TOTAL WASHINGTON........................................            120,994,054
                                                                   ------------
WEST VIRGINIA -- (0.6%)
Jefferson County Board of Education (GO) (WV BD COMM)
    4.000%, 05/01/20....................................      130       133,428

                                                           FACE
                                                          AMOUNT^     VALUE+
                                                          ------- --------------
                                                           (000)
                                                          -------
WEST VIRGINIA -- (Continued)
West Virginia State (GO) Series A
    5.000%, 06/01/19...................................    9,525  $    9,692,259
                                                                  --------------
TOTAL WEST VIRGINIA....................................                9,825,687
                                                                  --------------
WISCONSIN -- (1.0%)
City of Milwaukee (GO) Series N4
    5.000%, 04/01/27...................................    2,000       2,324,500
City of Oshkosh (GO) Series B
    3.000%, 12/01/23...................................      445         455,333
Oregon School District (GO)
    3.000%, 03/01/21...................................      430         436,394
Sun Prairie Area School District (GO)
    4.000%, 03/01/20...................................      570         584,125
Wisconsin State (GO) (AMBAC) Series 1
    5.000%, 05/01/19...................................    1,000       1,015,320
Wisconsin State (GO) Series 2
    5.000%, 11/01/20...................................    5,610       5,924,328
Wisconsin State (GO) Series 3
    5.000%, 11/01/22...................................    3,110       3,430,174
Wisconsin State (GO) Series C
    5.000%, 05/01/20...................................    3,295       3,436,619
                                                                  --------------
TOTAL WISCONSIN........................................               17,606,793
                                                                  --------------
TOTAL MUNICIPAL BONDS..................................            1,756,946,254
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,783,011,628)....           $1,756,946,254
                                                                  ==============

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
 Municipal Bonds.................   --    $1,756,946,254   --    $1,756,946,254
                                    --    --------------   --    --------------
 TOTAL...........................   --    $1,756,946,254   --    $1,756,946,254
                                    ==    ==============   ==    ==============

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018



                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Acton-Agua Dulce Unified School District (GO) (AGM) Series
  A
(currency) 4.500%, 08/01/23 (Pre-refunded @ $100, 8/1/19)..    850  $   867,833
Alameda County Transportation Commission (RB)..............
   5.000%, 03/01/20........................................  4,500    4,687,155
Alhambra Unified School District (GO) Series A.............
   3.000%, 08/01/19........................................    700      706,643
   3.000%, 08/01/19........................................    575      580,457
   4.000%, 08/01/20........................................    750      777,495
   4.000%, 08/01/20........................................    585      606,446
Anaheim Union High School District (GO)....................
   5.000%, 08/01/19........................................    400      409,748
   5.000%, 08/01/19........................................  7,200    7,375,464
Bay Area Toll Authority (RB)...............................
   5.000%, 04/01/19........................................    775      785,842
Bay Area Toll Authority (RB) Series F-1....................
(currency) 5.000%, 04/01/34 (Pre-refunded @ $100, 4/1/19)..  1,000    1,013,780
(currency) 5.125%, 04/01/39 (Pre-refunded @ $100, 4/1/19)..  8,125    8,241,187
(currency) 5.625%, 04/01/44 (Pre-refunded @ $100, 4/1/19).. 14,075   14,305,126
Bay Area Toll Authority (RB) Series F-2....................
   4.000%, 04/01/20........................................ 12,780   13,181,548
   4.000%, 04/01/21........................................    500      525,380
Berkeley Unified School District (GO) Series A.............
   4.000%, 08/01/19........................................    500      508,455
Berkeley Unified School District (GO) Series D.............
   5.000%, 08/01/23........................................    295      334,309
California Educational Facilities Authority (RB) Series A..
   4.000%, 11/01/19........................................    850      868,318

                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
California Health Facilities Financing Authority (RB)
(currency) 5.000%, 08/15/39 (Pre-refunded @ $100, 8/15/19). 11,190  $11,471,540
California Health Facilities Financing Authority (RB)
  Series A
(currency) 6.000%, 07/01/39 (Pre-refunded @ $100, 7/1/19)..  6,100    6,272,691
California Municipal Finance Authority
(currency) 5.500%, 02/01/39 (Pre-refunded @ $100, 2/1/19)..  7,000    7,066,640
California State (GO)......................................
   5.000%, 11/01/18........................................  2,000    2,000,000
   5.000%, 02/01/19........................................ 10,940   11,028,286
   5.000%, 04/01/19........................................  5,960    6,039,924
   5.500%, 04/01/19........................................ 11,420   11,596,553
   5.000%, 08/01/19........................................  2,340    2,395,786
   5.000%, 08/01/19........................................  4,460    4,566,326
   5.000%, 09/01/19........................................  5,815    5,969,039
   5.000%, 09/01/19........................................  4,000    4,105,960
   5.000%, 09/01/19........................................  5,000    5,132,450
   5.000%, 10/01/19........................................  1,500    1,543,575
   5.000%, 10/01/19........................................  5,000    5,145,250
   5.000%, 10/01/19........................................  5,340    5,495,127
   5.000%, 10/01/19........................................ 19,000   19,551,950
   2.000%, 11/01/19........................................  8,000    8,016,560
   4.000%, 11/01/19........................................    225      229,894
   4.000%, 11/01/19........................................  1,095    1,118,816
   5.000%, 11/01/19........................................  3,545    3,656,987
   5.000%, 11/01/19........................................  5,935    6,122,487
   5.000%, 02/01/20........................................ 12,870   13,362,277
   5.000%, 04/01/20........................................    325      338,985
   5.000%, 04/01/20........................................  3,705    3,864,426
   5.000%, 08/01/20........................................  7,440    7,829,038
   5.000%, 08/01/20........................................  2,415    2,541,280
   5.000%, 09/01/20........................................    700      738,318
   5.000%, 10/01/20........................................  1,580    1,670,076
   5.000%, 10/01/20........................................  3,410    3,604,404
   5.000%, 10/01/20........................................  1,610    1,701,786
   5.000%, 10/01/20........................................ 11,000   11,627,110
   5.000%, 11/01/20........................................  8,000    8,474,080
   5.000%, 02/01/21........................................  1,575    1,679,706
   5.000%, 02/01/21........................................    650      693,212
   5.000%, 04/01/21........................................    795      851,501
   5.000%, 08/01/21........................................  8,060    8,702,946

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED



                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
   5.000%, 09/01/21........................................  2,645  $ 2,861,467
   5.000%, 09/01/21........................................  7,845    8,487,035
   5.000%, 09/01/21........................................  1,570    1,698,489
   5.000%, 10/01/21........................................  5,300    5,744,670
   5.000%, 12/01/21........................................  2,000    2,176,480
   5.000%, 03/01/22........................................  1,075    1,172,933
   5.000%, 04/01/22........................................  1,800    1,967,328
   5.000%, 08/01/22........................................  2,250    2,476,192
   5.000%, 08/01/22........................................    785      863,916
   5.250%, 09/01/22........................................  5,750    6,395,150
   5.250%, 10/01/22........................................    500      557,080
(currency) 6.500%, 04/01/33 (Pre-refunded @ $100, 4/1/19)..  5,215    5,319,874
(currency) 6.000%, 04/01/35 (Pre-refunded @ $100, 4/1/19)..  6,330    6,444,573
(currency) 6.000%, 04/01/38 (Pre-refunded @ $100, 4/1/19)..  6,725    6,846,722
California State (GO) Series A
(currency) 5.250%, 07/01/21 (Pre-refunded @ $100, 7/1/19)..  4,930    5,046,940
(currency) 5.250%, 07/01/21 (Pre-refunded @ $100, 7/1/19)..  2,820    2,886,890
California State (GO) Series B
   5.000%, 09/01/19........................................  5,000    5,132,450
   5.000%, 09/01/20........................................  3,600    3,797,064
   5.000%, 09/01/21........................................    840      908,746
California State (GO) (ETM) Series A
   4.600%, 07/01/19........................................  1,000    1,019,440
   5.000%, 07/01/19........................................  8,930    9,127,085
California State Department of Water Resources (RB) Series
  AS
   5.000%, 12/01/19........................................  2,070    2,142,346
   5.000%, 12/01/22........................................  3,355    3,751,662
California State Department of Water Resources (RB) (ETM)
  Series AS
   5.000%, 12/01/22........................................     35       38,905
California State Department of Water Resources Power
  Supply Revenue (RB) Series L
   5.000%, 05/01/19........................................ 22,610   22,980,126
   5.000%, 05/01/20........................................  4,005    4,191,072

                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
(currency) 5.000%, 05/01/22 (Pre-refunded @ $100, 5/1/20)..  4,600  $ 4,813,716
California State Department of Water Resources Power
  Supply Revenue (RB) Series M
   4.000%, 05/01/19........................................  1,515    1,532,332
California State Department of Water Resources Power
  Supply Revenue (RB) Series O
   5.000%, 05/01/21........................................ 12,855   13,809,355
California State Public Works Board (RB)
(currency) 5.500%, 03/01/25 (Pre-refunded @ $100, 3/1/20)..  2,020    2,117,223
(currency) 6.125%, 11/01/29 (Pre-refunded @ $100, 11/1/19).  5,700    5,947,779
(currency) 6.250%, 04/01/34 (Pre-refunded @ $100, 4/1/19)..  2,980    3,037,007
(currency) 6.000%, 11/01/34 (Pre-refunded @ $100, 11/1/19).    865      901,096
(currency) 6.375%, 11/01/34 (Pre-refunded @ $100, 11/1/19).  2,550    2,667,121
California State Public Works Board (RB) Series G-1
(currency) 5.750%, 10/01/30 (Pre-refunded @ $100, 10/1/19). 14,735   15,272,238
California State Public Works Board (RB) (ETM) Series H
   5.000%, 09/01/21........................................  1,050    1,138,652
California State University (RB) Series A
   5.000%, 11/01/18........................................    150      150,000
   5.000%, 11/01/18........................................    555      555,000
   5.000%, 11/01/18........................................  1,000    1,000,000
   5.000%, 11/01/19........................................  1,000    1,031,990
   5.000%, 11/01/19........................................  3,660    3,777,083
   5.000%, 11/01/21........................................  2,595    2,825,929
(currency) 5.250%, 11/01/34 (Pre-refunded @ $100, 5/1/19)..  9,275    9,441,950

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CONTINUED



                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
(currency) 6.000%, 11/01/40 (Pre-refunded @ $ 100, 5/1/19).  2,000  $ 2,042,900
California Statewide Communities Dev. Authority (RB) (FHA
  INS)
(currency) 6.625%, 08/01/29 (Pre-refunded @ $ 100, 8/1/19).  2,225    2,305,612
California Statewide Communities Dev. Authority (RB)
(currency) 6.000%, 07/01/40 (Pre-refunded @ $ 100, 1/1/19).  6,135    6,178,804
(currency) 6.125%, 07/01/46 (Pre-refunded @ $ 100, 1/1/19).  2,570    2,588,864
California Statewide Communities Dev. Authority (RB)
  Series A
(currency) 6.000%, 08/15/42 (Pre-refunded @ $ 100, 8/15/20)  5,000    5,352,700
Campbell Union High School District (GO) Series B
   3.000%, 08/01/19........................................    250      252,400
Central Marin Sanitation Agency (RB)
   3.000%, 09/01/19........................................  1,160    1,172,748
Chabot-Las Positas Community College District (GO)
   4.000%, 08/01/22........................................  3,050    3,263,378
City & County of San Francisco (GO) Series A
   4.750%, 06/15/19........................................    650      662,318
   5.000%, 06/15/20........................................    750      787,995
   5.000%, 06/15/20........................................  1,000    1,050,660
City & County of San Francisco (GO) Series R1
   5.000%, 06/15/20........................................    865      908,821
   5.000%, 06/15/21........................................    250      269,975
City of Berkeley (RN)
   3.000%, 07/17/19........................................  7,000    7,054,530
City of Long Beach Harbor Revenue (RB) Series B
   5.000%, 05/15/19........................................    815      828,937
City of Long Beach Harbor Revenue (RB) Series C
   5.000%, 11/15/18........................................ 26,960   26,992,622

                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
City of Los Angeles (GO) Series A
   5.000%, 09/01/20........................................  9,400  $ 9,930,348
City of Los Angeles (GO) Series B
   5.000%, 09/01/21........................................  4,700    5,094,142
City of Los Angeles CA (RN)
   4.000%, 06/27/19........................................ 25,000   25,359,750
City of Los Angeles Wastewater System Revenue (RB) Series A
(currency) 5.375%, 06/01/39 (Pre-refunded @ $100, 6/1/19).. 19,000   19,399,190
City of Los Angeles Wastewater System Revenue (RB) Series B
   5.000%, 06/01/21........................................  1,400    1,511,720
City of Pasadena Electric Revenue (RB) Series A
   5.000%, 06/01/22........................................    385      425,413
City of San Francisco Public Utilities Commission Water
  Revenue (RB)
   5.000%, 11/01/19........................................  5,920    6,111,749
   5.000%, 11/01/20........................................  3,825    4,057,866
   5.000%, 11/01/20........................................  1,070    1,135,142
   5.000%, 11/01/21........................................  1,800    1,958,526
   4.000%, 11/01/22........................................  3,000    3,230,580
   5.000%, 11/01/22........................................    500      557,555
   5.000%, 11/01/23........................................  1,835    2,092,744
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series A
(currency) 5.125%, 11/01/39 (Pre-refunded @ $100, 11/1/19). 10,300   10,646,286
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series B
   5.000%, 11/01/19........................................    275      283,907
City of Santa Rosa Wastewater Revenue (RB) Series A
   5.000%, 09/01/21........................................    760      822,419
City of Tulare Sewer Revenue (RB) (AGM)
   3.000%, 11/15/19........................................    200      202,390
Colton Joint Unified School District (GO) (AGM)
   4.000%, 08/01/20........................................  1,000    1,034,320

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CONTINUED


                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
Contra Costa Water District (RB) Series Q
   5.000%, 10/01/19........................................  2,545  $ 2,621,986
Contra Costa Water District (RB) Series U
   5.000%, 10/01/19........................................    350      360,588
County of Los Angeles CA (RN)
   4.000%, 06/28/19........................................ 43,500   44,136,840
County of Riverside CA (RN)
   4.000%, 06/28/19........................................ 32,500   32,975,800
County of Santa Clara CA (GO) Series A
(currency) 5.000%, 08/01/39 (Pre-refunded @ $100, 8/1/19)..  5,355    5,485,126
County of Ventura CA (RN)
   2.500%, 07/01/19........................................ 40,000   40,205,600
Desert Community College District (GO)
   4.000%, 08/01/19........................................  1,750    1,780,642
   5.000%, 08/01/21........................................    665      718,419
Dublin Unified School District (GO)
   5.000%, 02/01/19........................................ 11,775   11,872,144
East Bay Regional Park District (GO) Series A
   4.000%, 09/01/21........................................    210      222,331
East Bay Regional Park District (GO) Series A-1
   5.000%, 09/01/20........................................    810      856,000
East Bay Regional Park District (GO) Series A-2
   5.000%, 09/01/20........................................  4,900    5,178,271
East Side Union High School District (GO)
   2.000%, 08/01/20........................................  1,055    1,056,794
East Side Union High School District (GO) Series B
   3.000%, 08/01/19........................................  4,000    4,036,880
El Rancho Unified School District (GO) (AGM)
   4.000%, 08/01/20........................................    780      807,862
Evergreen School District (GO)
   5.000%, 08/01/19........................................    500      512,185
Fontana Unified School District (GO)
   5.000%, 08/01/19........................................  1,285    1,316,315
   4.000%, 08/01/20........................................  3,620    3,753,107
   4.000%, 08/01/21........................................    530      557,751

                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
Foothill-De Anza Community College District (GO)
   4.000%, 08/01/19........................................    550  $   559,631
Fort Bragg Unified School District (GO) (AGM)
(currency) 5.500%, 08/01/31 (Pre-refunded @ $100, 8/1/19)..    500      513,995
Fremont Unified School District/ Alameda County (GO)
  Series C
   5.000%, 08/01/19........................................ 20,495   20,994,463
   5.000%, 08/01/20........................................ 13,340   14,058,759
Fremont Union High School District (GO)
   5.000%, 08/01/20........................................  1,000    1,053,880
Gilroy Unified School District (GO) (AGM)
   4.000%, 08/01/23........................................  1,900    2,049,758
Grossmont Union High School District (GO)
   4.000%, 08/01/20........................................  2,420    2,508,983
Kern Community College District (GO)
   4.000%, 08/01/20........................................  5,000    5,182,100
Kern County Series A (AGC) Series A
(currency) 5.750%, 08/01/35 (Pre-refunded @ $100, 2/1/19)..    520      525,273
Livermore Valley Joint Unified School District (GO)
   5.000%, 08/01/20........................................    800      843,104
Long Beach Unified School District (GO) Series A
   5.000%, 08/01/20........................................  7,375    7,772,365
Los Altos Elementary School District (GO)
   5.000%, 08/01/19........................................    975      998,761
   4.000%, 08/01/21........................................  1,550    1,638,397
Los Angeles Community College District (GO)
   5.000%, 08/01/21........................................  2,890    3,132,673
Los Angeles Community College District (GO) Series A
   5.000%, 08/01/20........................................ 10,000   10,533,500
   5.000%, 08/01/21........................................  2,875    3,116,414
Los Angeles Community College District (GO) Series C
   5.000%, 08/01/20........................................  1,025    1,079,684

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CONTINUED


                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CALIFORNIA -- (Continued)
Los Angeles Community College District (GO) Series G
   5.000%, 08/01/23........................................  3,350  $ 3,799,637
Los Angeles County Metropolitan Transportation Authority
  (RB)
   5.000%, 07/01/19........................................  4,000    4,086,680
   5.000%, 07/01/20........................................ 11,960   12,570,199
Los Angeles County Metropolitan Transportation Authority
  (RB) Series A
   5.000%, 07/01/22........................................  1,765    1,954,420
Los Angeles County Metropolitan Transportation Authority
  (RB) Series C
   5.000%, 07/01/21........................................  1,400    1,511,804
Los Angeles Department of Water (RB) Series B
   5.000%, 07/01/19........................................  1,000    1,021,800
Los Angeles Department of Water & Power Power System Revenue (RB)
  Series A
   5.000%, 07/01/19........................................  2,250    2,298,757
   5.000%, 07/01/19........................................  4,230    4,321,664
   5.000%, 07/01/20........................................  1,050    1,103,750
   5.000%, 07/01/21........................................  1,750    1,889,282
   5.000%, 07/01/21........................................  2,000    2,159,180
Los Angeles Unified School District (GO) Series A
   5.000%, 07/01/19........................................  4,000    4,086,680
   5.000%, 07/01/19........................................  6,330    6,467,171
   5.000%, 07/01/19........................................  3,590    3,667,795
   5.000%, 07/01/21........................................  3,500    3,777,620
Los Angeles Unified School District (GO) Series A-2
   5.000%, 07/01/21........................................  2,200    2,374,504
Los Angeles Unified School District (GO) Series B
   5.000%, 07/01/19........................................  1,000    1,021,670
   5.000%, 07/01/22........................................  1,350    1,491,345
Los Angeles Unified School District (GO) Series B-1
   5.000%, 07/01/19........................................  6,080    6,211,754
Los Angeles Unified School District (GO) Series C
   5.000%, 07/01/20........................................  1,895    1,991,361
   5.000%, 07/01/22........................................  5,560    6,142,132
   5.000%, 07/01/23........................................  2,000    2,253,500

                                                              FACE
                                                             AMOUNT^
                                                              (000)    VALUE+
                                                             ------- ----------
CALIFORNIA -- (Continued)
Los Angeles Unified School District (GO) Series KRY
   5.000%, 07/01/19.........................................  3,390  $3,463,461
Los Rios Community College District (GO) Series C
   2.000%, 08/01/19.........................................  2,265   2,271,183
Los Rios Community College District (GO) Series F
   2.000%, 08/01/19.........................................  2,740   2,747,480
   2.000%, 08/01/20.........................................  2,365   2,373,892
Manhattan Beach Unified School District (GO) Series A
   4.000%, 09/01/19.........................................  1,000   1,018,870
   5.000%, 09/01/20.........................................  1,575   1,663,862
Manhattan Beach Unified School District (GO) Series F
   4.000%, 09/01/21.........................................    500     528,225
Marin Community College District (GO) Series B
(currency) 5.000%, 08/01/38 (Pre-refunded @ $100, 8/1/19)...  5,000   5,123,400
Metropolitan Water District of Southern California (RB)
  Series C
   5.000%, 07/01/19.........................................  3,000   3,065,400
Mount Diablo Unified School District (GO)
   5.000%, 02/01/19.........................................    500     504,125
Mountain View Los Altos Union High School District (GO)
  Series A
   4.000%, 08/01/19.........................................  9,175   9,330,791
Municipal Improvement Corp. of Los Angeles (RB) Series A
   5.000%, 03/01/19.........................................  9,500   9,601,365
New Haven Unified School District (GO) (AGM)
   4.000%, 08/01/19.........................................  1,430   1,453,638
New Haven Unified School District (GO) (BAM) Series B
   5.000%, 08/01/21.........................................  3,100   3,350,759
Northern California Power Agency (RB) Series A
   5.000%, 07/01/19.........................................  1,000   1,021,670

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CONTINUED

                                                                     FACE
                                                                    AMOUNT^   VALUE+
                                                                    ------- ----------
                                                                     (000)
                                                                    -------
CALIFORNIA--(Continued)
Oakland Unified School District/ Alameda County (GO)
            5.000%, 08/01/19.......................................  1,000  $1,023,920
            5.000%, 08/01/20.......................................    600     631,692
Oakland Unified School District/ Alameda County (GO) Series A
            5.000%, 08/01/19.......................................  3,635   3,721,949
Orange County Sanitation District (RB) Series A
            5.000%, 02/01/24.......................................  5,295   6,065,317
Oxnard Union High School District (GO) Series A
            4.000%, 08/01/19.......................................  2,750   2,796,695
            4.000%, 08/01/20.......................................  3,000   3,110,310
Padre Dam Municipal Water District Series A Series A
(currency)  5.250%, 10/01/34.......................................
            (Pre-refunded @ $100, 10/1/19)                           6,100   6,292,089
Palm Springs Unified School District (GO) Series D
            3.000%, 08/01/20.......................................  3,120   3,178,126
Palo Alto Unified School District (GO)
            5.000%, 08/01/19.......................................  8,000   8,194,960
Palomar Community College District (GO)
            5.000%, 05/01/23.......................................    715     806,813
Pasadena Unified School District (GO)
            5.000%, 05/01/20.......................................    550     575,718
Peralta Community College District (GO)
            5.000%, 08/01/19.......................................  2,220   2,275,278
Peralta Community College District (GO) Series B
            5.000%, 08/01/22.......................................  1,845   2,033,282
Redwood City School District (GO)
            4.000%, 08/01/19.......................................  1,000   1,016,980
            4.000%, 08/01/20.......................................    450     466,547
Riverside Unified School District (GO) Series A
            5.000%, 08/01/19.......................................  6,200   6,351,590
Sacramento City Unified School District (GO)
            5.000%, 07/01/24.......................................  1,375   1,570,264
Sacramento Municipal Utility District (RB)
            5.000%, 07/01/19.......................................  2,000   2,043,200

                                                                     FACE
                                                                    AMOUNT^   VALUE+
                                                                    ------- -----------
                                                                     (000)
                                                                    -------
CALIFORNIA -- (Continued)
Sacramento Municipal Utility District (RB) Series F
            5.000%, 08/15/19.......................................  3,350  $ 3,435,626
Sacramento Municipal Utility District (RB) Series X
            5.000%, 08/15/21.......................................    750      814,275
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/20.......................................  1,385    1,449,970
            5.000%, 05/01/21.......................................    550      591,811
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
            5.000%, 05/15/22.......................................  4,425    4,899,935
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
  Series A
(currency)  5.000%, 05/15/22 (Pre-refunded @ $100, 5/15/19)........  1,695    1,725,171
(currency)  5.250%, 05/15/24 (Pre-refunded @ $100, 5/15/20)........  1,235    1,297,528
(currency)  5.250%, 05/15/39 (Pre-refunded @ $100, 5/15/19)........  3,500    3,567,900
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
  Series B
(currency)  5.000%, 05/15/20 (Pre-refunded @ $100, 5/15/19)........  2,400    2,442,720
San Diego Public Facilities Financing Authority Water Revenue (RB)
  Series B
(currency)  5.000%, 08/01/20 (Pre-refunded @ $100, 8/1/19).........  1,045    1,070,394
(currency)  5.375%, 08/01/34 (Pre-refunded @ $100, 8/1/19)......... 13,350   13,711,384
San Diego Unified School District (GO) Series H-2
            5.000%, 07/01/19....................................... 15,210   15,534,429
San Diego Unified School District (GO) Series K-1
            5.000%, 07/01/19.......................................  1,550    1,583,062
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/23.......................................  2,000    2,263,000

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
CALIFORNIA -- (Continued)
San Francisco Bay Area Rapid Transit District (GO) Series C
    4.000%, 08/01/19.......................................    300  $   305,094
San Francisco Community College District (GO)
    5.000%, 06/15/19.......................................  1,625    1,658,784
    5.000%, 06/15/20.......................................  2,700    2,839,023
    5.000%, 06/15/22.......................................  2,000    2,207,700
San Francisco County Transportation Authority (RB)
    3.000%, 02/01/20.......................................  5,000    5,077,300
San Francisco Unified School District (GO)
    5.000%, 06/15/21.......................................  2,200    2,372,260
San Francisco Unified School District (GO) Series A
    3.000%, 06/15/20.......................................  5,320    5,416,239
San Francisco Unified School District (GO) Series F&C
    2.000%, 06/15/22.......................................  1,750    1,749,982
San Jose Evergreen Community College District (GO)
    5.000%, 09/01/21.......................................    250      271,180
San Jose Evergreen Community College District (GO) Series A
    3.000%, 09/01/19.......................................  1,000    1,011,240
San Juan Unified School District (GO)
    2.000%, 08/01/19....................................... 14,330   14,361,669
    3.000%, 08/01/22.......................................  1,200    1,240,452
San Leandro Unified School District (GO) Series B
    4.000%, 08/01/21.......................................    265      278,655
San Mateo County Community College District (GO)
    4.000%, 09/01/19.......................................  1,210    1,232,131
    4.000%, 09/01/20.......................................    755      784,370
    4.000%, 09/01/21.......................................  1,310    1,385,430
San Rafael City High School District (GO) Series B
    3.000%, 08/01/19.......................................    735      742,056
    4.000%, 08/01/20.......................................    305      316,215
San Ramon Valley Unified School District (GO)
    4.000%, 08/01/21.......................................  4,225    4,455,474

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Santa Barbara Unified School District (RN)
            3.000%, 06/28/19................................  5,000  $5,035,400
Santa Clara County Financing Authority (RB)
            5.000%, 02/01/19................................  3,610   3,639,963
Santa Clara Valley Transportation Authority (RB) Series A
            5.000%, 06/01/19................................  2,000   2,038,180
Santa Monica Community College District (GO) Series A
            5.000%, 08/01/19................................    315     322,844
Santa Monica-Malibu Unified School District (GO) Series D
            4.000%, 08/01/20................................  5,765   5,976,979
Sonoma County (RB)
            5.000%, 09/01/19................................  6,035   6,200,419
Sonoma Valley Unified School District (GO)
            3.000%, 08/01/19................................    600     605,760
South Bay Union School District/San Diego County (GO) (AGC)
  Series A
(currency)  6.000%, 08/01/23 (Pre-refunded @ $100, 8/1/19)..    700     722,449
Southern California Public Power Authority (RB)
            5.000%, 07/01/20................................  1,175   1,235,148
Southwestern Community College District (GO)
            5.000%, 08/01/19................................  2,230   2,282,673
Tustin Unified School District (GO)
(currency)  6.000%, 08/01/36 (Pre-refunded @ $100, 8/1/21)..  1,500   1,661,250
University of California (RB) Series O
(currency)  5.750%, 05/15/25 (Pre-refunded @ $100, 5/15/19).  2,000   2,043,580
(currency)  5.250%, 05/15/39 (Pre-refunded @ $100, 5/15/19).  1,615   1,645,895

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

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Victor Valley Community College District (GO) Series C
(currency)  5.750%, 08/01/44 (Pre-refunded @ $100, 8/1/19)..  3,150  $3,245,193
Walnut Valley Unified School District (GO) Series A
            5.000%, 08/01/19................................  3,050   3,124,328
Washington Unified School District/ Yolo County (GO)
            4.000%, 08/01/20................................  1,000   1,034,150
West Contra Costa Unified School District (GO) (AGM)
            5.000%, 08/01/20................................    820     863,312

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
                                                         -------
CALIFORNIA -- (Continued)
    5.000%, 08/01/21....................................  2,350  $    2,540,091
West Contra Costa Unified School District (GO) Series B
    6.000%, 08/01/21....................................  1,000       1,107,500
Westlands Water District (RB) (AGM) Series A
    4.000%, 09/01/20....................................  1,045       1,081,021
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $1,155,011,182)...............................         $1,150,991,120
                                                                 ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Municipal Bonds..................   --    $1,150,991,120   --    $1,150,991,120
                                    --    --------------   --    --------------
TOTAL............................   --    $1,150,991,120   --    $1,150,991,120
                                    ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Albany Unified School District (GO)
            4.000%, 08/01/21................................    240  $  252,367
Amador County Unified School District (GO)
            4.000%, 08/01/19                                    385     391,222
Anaheim Housing & Public Improvements Authority (RB)
(currency)  5.000%, 10/01/32 (Pre-refunded @ $100, 10/1/21).    235     254,994
(currency)  5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/21).    965   1,047,102
(currency)  5.000%, 10/01/34 (Pre-refunded @ $100, 10/1/21).    400     434,032
(currency)  5.000%, 10/01/41 (Pre-refunded @ $100, 10/1/21).    960   1,041,677
Anaheim Union High School District (GO)
            5.000%, 08/01/19................................    855     875,836
            5.000%, 08/01/23................................  1,905   2,149,640
Antelope Valley Community College District (GO) Series A
            5.000%, 08/01/24................................    850     976,811
Antelope Valley Union High School District (GO).............
            4.000%, 08/01/21................................    500     525,765
            5.000%, 08/01/22................................  1,650   1,817,755
Arcadia Unified School District (GO)
            3.000%, 08/01/26................................  1,035   1,073,440
Azusa Unified School District (GO)
            4.000%, 07/01/21................................    400     420,220
            5.000%, 07/01/21................................    825     887,980
Bay Area Toll Authority (RB) Series F-1
(currency)  5.125%, 04/01/39 (Pre-refunded @ $100, 4/1/19)..  3,450   3,499,335

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Bay Area Toll Authority (RB) Series S-4
(currency)  5.000%, 04/01/30 (Pre-refunded @ $100, 4/1/23)..  2,500  $2,810,800
Berkeley Unified School District (GO)
            5.000%, 08/01/19................................    325     332,898
Berkeley Unified School District (GO) Series D
            5.000%, 08/01/23................................    600     679,950
Berkeley Unified School District (GO) Series E
            5.000%, 08/01/27................................    455     548,220
            5.000%, 08/01/28................................  2,540   3,083,738
Beverly Hills Unified School District (GO)
            2.000%, 08/01/21................................    145     145,036
            2.000%, 08/01/22................................  2,805   2,796,922
Buena Park School District (GO) (AGM)
            2.500%, 08/01/21................................     75      75,896
Burbank Unified School District (GO)
            5.000%, 08/01/24................................    300     345,282
Butte-Glenn Community College District (GO)
            2.500%, 08/01/20................................    550     556,776
California Infrastructure & Economic Dev. Bank (RB) (FGIC)
  (ETM)
            5.000%, 07/01/25................................  2,500   2,918,125
California Infrastructure & Economic Development Bank (RB)
  (AMBAC)
(currency)  5.000%, 07/01/36 (Pre-refunded @ $100, 1/1/28)..    225     268,164
California Municipal Finance Authority (RB)
(currency)  5.750%, 01/01/33 (Pre-refunded @ $100, 1/1/22)..    750     834,810
(currency)  6.000%, 01/01/42 (Pre-refunded @ $100, 1/1/22)..  3,905   4,376,333
California State (GO)
            5.000%, 09/01/19................................  1,795   1,842,550
            3.125%, 10/01/19................................    100     101,213

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 CALIFORNIA -- (Continued)
     5.000%, 10/01/19.......................................  1,000  $1,029,050
     5.000%, 10/01/19.......................................    500     514,525
     4.000%, 11/01/19.......................................    135     137,936
     5.000%, 02/01/20.......................................  1,200   1,245,900
     5.250%, 02/01/20.......................................    500     520,660
     5.000%, 04/01/20.......................................    900     938,727
     5.000%, 08/01/20.......................................  1,000   1,052,290
     5.000%, 09/01/20.......................................  1,000   1,054,740
     5.000%, 10/01/20.......................................  1,375   1,453,389
     5.000%, 10/01/20.......................................  4,040   4,270,320
     5.000%, 11/01/20.......................................    750     794,445
     4.000%, 12/01/20.......................................    750     781,192
     5.000%, 12/01/20.......................................  1,240   1,316,731
     5.000%, 02/01/21.......................................    700     746,536
     5.000%, 04/01/21.......................................    475     508,758
     5.000%, 08/01/21.......................................  3,500   3,779,195
     5.000%, 08/01/21.......................................  1,750   1,889,597
     5.000%, 09/01/21.......................................    460     497,646
     5.000%, 09/01/21.......................................  3,705   4,008,217
     5.000%, 09/01/21.......................................    175     189,322
     5.000%, 10/01/21.......................................    200     216,780
     5.000%, 02/01/22.......................................  2,575   2,803,917
     5.000%, 04/01/22.......................................    940   1,027,382
     5.000%, 08/01/22.......................................  1,250   1,375,662
     4.000%, 09/01/22.......................................    525     559,519
     5.000%, 09/01/22.......................................    625     688,931
     5.250%, 09/01/22.......................................  2,585   2,875,037
     5.000%, 10/01/22.......................................  1,000   1,104,040
     5.250%, 10/01/22.......................................  2,380   2,651,701
     5.000%, 12/01/22.......................................  1,245   1,379,286
     5.000%, 02/01/23.......................................  1,400   1,553,874
     5.000%, 08/01/23.......................................  1,500   1,679,670
     5.000%, 09/01/23.......................................  1,635   1,833,293
     5.000%, 10/01/23.......................................    100     112,278
     5.000%, 11/01/23.......................................    875     983,727
     5.000%, 05/01/24.......................................    975   1,105,357
     5.000%, 09/01/24.......................................  1,000   1,138,900
     5.000%, 10/01/24.......................................    400     456,064
     5.000%, 11/01/24.......................................    850     970,207
     5.500%, 02/01/25.......................................  1,000   1,175,010
     5.000%, 08/01/25.......................................  1,000   1,152,290
     5.000%, 08/01/25.......................................  3,275   3,773,750
     5.000%, 10/01/25.......................................  1,000   1,154,380
     5.000%, 08/01/26.......................................  1,000   1,163,570
     5.000%, 08/01/26.......................................    800     930,856
     5.000%, 08/01/26.......................................  1,400   1,628,998
     5.000%, 08/01/26.......................................  2,850   3,316,174
     5.000%, 09/01/26.......................................    305     355,139
     3.500%, 08/01/27.......................................  2,220   2,341,523
     5.000%, 08/01/27.......................................  6,250   7,315,250
     5.000%, 08/01/28.......................................  1,000   1,178,080
     5.000%, 10/01/28.......................................  1,250   1,475,912
 California State (GO) Series B
     5.000%, 09/01/21.......................................  1,060   1,146,750

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
            5.000%, 09/01/21................................  1,700  $1,839,128
            5.000%, 09/01/23................................  2,285   2,562,125
California State (GO) (ETM) Series A
            5.000%, 07/01/19................................  1,400   1,430,898
California State Department of Water Resources (RB) Series AM
            5.000%, 12/01/22................................  4,105   4,590,334
California State Department of Water Resources (RB) Series AR
            5.000%, 12/01/22................................  3,210   3,589,518
            5.000%, 12/01/23................................    900   1,028,871
California State Department of Water Resources (RB) Series AS
            5.000%, 12/01/19................................    530     548,524
            5.000%, 12/01/22................................  1,485   1,660,572
            5.000%, 12/01/24................................  1,000   1,162,850
California State Department of Water Resources (RB) (ETM) Series AS
            5.000%, 12/01/19................................     15      15,516
            5.000%, 12/01/22................................     15      16,674
California State Department of Water Resources Power Supply Revenue
  (RB) Series L
            5.000%, 05/01/19................................    925     940,142
            5.000%, 05/01/20................................  3,380   3,537,035
(currency)  5.000%, 05/01/22................................
            (Pre-refunded @ $100, 5/1/20)...................    610     638,341
California State Department of Water Resources Power Supply Revenue
  (RB) Series M
            4.000%, 05/01/19................................    455     460,205
California State Department of Water Resources Power Supply Revenue
  (RB) Series O
            5.000%, 05/01/21................................  3,640   3,910,234
            5.000%, 05/01/22................................  6,765   7,444,815
California State Public Works Board (RB) (ETM) Series F
            5.000%, 10/01/20................................    500     529,280
California State Public Works Board (RB) (ETM) Series H
            5.000%, 09/01/20................................  1,000   1,056,040
            5.000%, 09/01/21................................  1,740   1,886,908

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
California State University (RB) Series A
            5.000%, 11/01/18................................  1,300  $1,300,000
            5.000%, 11/01/19................................  3,000   3,095,970
            5.000%, 11/01/19................................    450     464,396
            5.000%, 11/01/20................................    685     727,395
            5.000%, 11/01/25................................  1,015   1,190,473
            5.000%, 11/01/25................................  2,000   2,345,760
California State University (RB) (AGM) Series C
            5.000%, 11/01/22................................    100     111,348
California Statewide Communities Dev. Authority (RB)
(currency)  6.000%, 06/01/33................................
            (Pre-refunded @ $100, 6/1/21)...................  1,295   1,424,629
Capistrano Unified School District School Facilities
  Improvement District No. 1 (GO)
            4.000%, 08/01/22................................    170     181,261
Carlsbad Unified School District (GO)
            5.000%, 08/01/21................................    230     248,862
Central Marin Sanitation Agency (RB)
            4.000%, 09/01/21................................  1,425   1,503,831
Chabot-Las Positas Community College District (GO)
            5.000%, 08/01/22................................    900     995,265
            4.000%, 08/01/23................................  1,970   2,133,589
Chaffey Community College District (GO) Series E
            4.000%, 06/01/22................................    335     358,755
Chico Unified School District (GO) Series A-2
            4.000%, 08/01/24................................    250     272,750
Chino Valley Unified School District (GO) Series A
            4.000%, 08/01/21................................    200     210,856
Chula Vista Elementary School District (GO)
            5.000%, 08/01/22................................  1,835   2,024,354
Chula Vista Municipal Financing Authority (RB)
            5.000%, 05/01/25................................    250     289,215
City & County of San Francisco (GO)
            4.000%, 06/15/20................................    800     827,824
            5.000%, 06/15/20................................  1,715   1,801,882

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
City & County of San Francisco (GO) Series A
            4.750%, 06/15/19................................    545  $  555,328
            5.000%, 06/15/22................................  2,200   2,434,168
City & County of San Francisco (GO) Series C
            5.000%, 06/15/20................................    575     604,130
City & County of San Francisco (GO) Series D
            5.000%, 06/15/20................................  2,000   2,101,320
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/20................................    500     525,330
            5.000%, 06/15/21................................  2,315   2,499,968
City of Grover Beach (GO)
            5.000%, 09/01/23................................    360     407,178
City of Long Beach Harbor Revenue (RB) Series B
            5.000%, 05/15/19................................    250     254,275
City of Los Angeles (GO) Series A
            5.000%, 09/01/20................................    445     470,107
City of Los Angeles (GO) Series B
            5.000%, 09/01/19................................    600     615,846
            5.000%, 09/01/24................................  1,000   1,152,400
City of Oakland (GO) Series A
            5.000%, 01/15/25................................    500     578,860
City of Pacifica COP
            5.000%, 01/01/24................................    250     283,593
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/22................................  1,000   1,104,970
City of San Francisco Public Utilities Commission Water
  Revenue (RB)
            5.000%, 11/01/21................................    865     941,181
            5.000%, 11/01/22................................  1,335   1,488,672
            5.000%, 11/01/23................................  1,475   1,682,178
            5.000%, 11/01/24................................  1,250   1,449,450
            5.000%, 11/01/25................................  1,000   1,178,540
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series B
            5.000%, 11/01/19................................    420     433,604
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series F
(currency)  5.000%, 11/01/23 (Pre-refunded @ $100, 11/1/20).  1,000   1,061,080

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                     FACE
                                                                    AMOUNT^   VALUE+
                                                                    ------- ----------
                                                                     (000)
                                                                    -------
CALIFORNIA -- (Continued)
(currency)  5.500%, 11/01/30 (Pre-refunded @ $100, 11/1/20)........  1,000  $1,070,840
Coachella Valley Unified School District (GO) (BAM)
            4.000%, 08/01/22.......................................    825     879,029
Colton Joint Unified School District (GO)
            5.000%, 08/01/21.......................................    900     970,794
Conejo Valley Unified School District (GO) Series B
            5.000%, 08/01/21.......................................    500     540,445
Contra Costa Transportation Authority (RB) Series A
            5.000%, 03/01/22.......................................    470     516,953
Contra Costa Transportation Authority (RB) Series B
(currency)  5.000%, 03/01/23 (Pre-refunded @ $100, 3/1/20).........    500     520,795
            5.000%, 03/01/27.......................................  1,250   1,487,800
Contra Costa Water District (RB) Series Q
            5.000%, 10/01/22.......................................    505     561,752
Corona-Norco Unified School District (GO) Series B
            3.000%, 08/01/23.......................................    500     517,925
            5.000%, 08/01/27.......................................    150     178,386
Culver City School Facilities Financing Authority (RB) (AGM)
            5.500%, 08/01/26.......................................    855   1,036,619
Cupertino Union School District (GO) Series B
            4.000%, 08/01/21.......................................    400     422,372
Davis Joint Unified School District Community Facilities District
  (ST) (AGM)
            3.000%, 08/15/19.......................................    500     504,030
            3.000%, 08/15/22.......................................  1,000   1,022,660
Desert Sands Unified School District (GO)
            5.000%, 08/01/21.......................................  3,000   3,246,870
Dublin Unified School District (GO)
            5.000%, 02/01/19.......................................    425     428,506
            5.000%, 08/01/22.......................................    875     969,622
            5.000%, 08/01/23.......................................  1,665   1,883,631
East Bay Regional Park District (GO) Series A-1
            5.000%, 09/01/27.......................................    550     659,775

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 CALIFORNIA -- (Continued)
 East Side Union High School District (GO)
     4.000%, 08/01/21.......................................    600  $  633,558
 East Side Union High School District (GO) Series A
     3.000%, 08/01/21.......................................    575     591,842
 East Side Union High School District (GO) Series D
     3.000%, 08/01/19.......................................    825     832,606
 El Rancho Unified School District (GO) (AGM)
     4.000%, 08/01/21.......................................  1,285   1,349,815
 Elsinore Valley Municipal Water District Financing
   Authority (RB) Series A
     5.000%, 07/01/24.......................................    200     229,548
 Enterprise Elementary School District (GO)
     4.000%, 09/01/19.......................................    500     509,435
 Fallbrook Union Elementary School District (GO) Series A
     5.000%, 08/01/20.......................................    200     210,776
 Folsom Cordova Unified School District School Facilities
   Improvement Dist No. 5 (GO) (AGM) Series B
     5.000%, 10/01/26.......................................    250     295,998
 Folsom Cordova Unified School District School Facilities
   Improvement Dist No. 5 (GO) Series C
     5.000%, 10/01/25.......................................    100     116,887
 Fontana Unified School District (GO)
     5.000%, 08/01/19.......................................    600     614,622
     4.000%, 08/01/21.......................................  1,585   1,667,991
     4.000%, 08/01/22.......................................    875     933,607
 Fountain Valley Public Finance Authority (RB) Series A
     5.000%, 07/01/24.......................................    250     286,790
 Franklin-Mckinley School District (GO)
     4.000%, 08/01/23.......................................    325     352,599
 Fresno Unified School District (GO) (AGM) Series A
     4.500%, 08/01/20.......................................    480     501,418
 Gilroy Unified School District (GO) (AGM)
     4.000%, 08/01/24.......................................  2,615   2,848,572

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Grossmont Healthcare District (GO) Series C
    5.000%, 07/15/23........................................    100  $  112,584
Grossmont Union High School District (GO)
    5.000%, 08/01/27........................................    500     594,190
Hacienda La Puente Unified School District (GO) (NATL)
    5.000%, 08/01/23........................................    225     254,003
Jurupa Unified School District (GO) (AGM)
    5.000%, 08/01/20........................................    725     763,295
Kern High School District (GO) (AGM)
    5.000%, 08/01/19........................................    250     255,868
Kern High School District (GO) Series A
    3.000%, 08/01/20........................................  3,885   3,953,337
    3.000%, 08/01/26........................................    895     931,453
Kern High School District (GO) Series E
    2.000%, 08/01/19........................................  1,350   1,351,782
    2.000%, 08/01/20........................................  2,435   2,436,217
    3.000%, 08/01/21........................................    465     478,369
Lakeside Union School District/San Diego County (GO)
    5.000%, 08/01/23........................................    695     782,911
Lancaster Financing Authority (NATL) (ETM)
    5.250%, 02/01/20........................................    540     562,108
Liberty Union High School District (GO)
    5.000%, 08/01/20........................................    380     400,474
    4.000%, 08/01/21........................................    500     526,725
Lompoc Unified School District (GO) (AGC)
    5.250%, 08/01/20........................................    540     571,023
Long Beach Unified School District (GO)
    5.000%, 08/01/20........................................  1,500   1,580,820
    5.000%, 08/01/26........................................    200     237,176
Los Altos Elementary School District (GO)
    4.000%, 08/01/21........................................    250     264,258
    4.000%, 08/01/21........................................    470     496,804
Los Angeles Community College District (GO) Series A
    5.000%, 08/01/21........................................  2,725   2,953,818
    5.000%, 08/01/23........................................    340     385,635
    5.000%, 08/01/24........................................    250     289,050

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Los Angeles Community College District (GO) Series C
    5.000%, 08/01/19........................................    950  $  973,151
    5.000%, 08/01/22........................................    400     444,176
    5.000%, 08/01/25........................................  1,240   1,458,265
    5.000%, 06/01/26........................................  2,500   2,974,725
Los Angeles Community College District (GO) Series G
    5.000%, 08/01/23........................................    650     737,243
Los Angeles County Metropolitan Transportation Authority
  (RB)
    5.000%, 07/01/20........................................    830     872,347
    5.000%, 07/01/20........................................    300     315,306
Los Angeles County Metropolitan Transportation Authority
  (RB) Series A
    5.000%, 07/01/19........................................  1,000   1,021,670
    5.000%, 07/01/21........................................    520     562,515
    5.000%, 07/01/22........................................    870     964,021
    5.000%, 07/01/25........................................  1,590   1,865,579
    5.000%, 07/01/27........................................  3,565   4,286,057
Los Angeles County Metropolitan Transportation Authority
  (RB) Series B
    5.000%, 06/01/19........................................    370     377,041
    5.000%, 06/01/20........................................    500     524,335
    5.000%, 07/01/20........................................    525     551,786
Los Angeles County Metropolitan Transportation Authority
  (RB) Series C
    5.000%, 07/01/20........................................    525     551,786
Los Angeles County Public Works Financing Authority (RB)
  Series D
    5.000%, 12/01/25........................................    165     193,835
Los Angeles Department of Water (RB) Series B
    5.000%, 07/01/20........................................    500     525,845
    5.000%, 07/01/22........................................    435     481,358
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series A
    5.000%, 07/01/19........................................    370     378,018
    5.000%, 07/01/19........................................  1,195   1,220,896
    5.000%, 07/01/20........................................    600     630,714
    5.000%, 07/01/21........................................  1,000   1,079,590
    5.000%, 07/01/21........................................  2,950   3,184,790
    5.000%, 07/01/21........................................  1,650   1,781,323

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
                                                           -------
   CALIFORNIA -- (Continued)
   Los Angeles Department of Water & Power Power System
     Revenue (RB) Series C
      5.000%, 07/01/26....................................  1,665  $1,976,605
   Los Angeles Department of Water & Power Power System
     Revenue (RB) Series D
      4.000%, 07/01/19....................................  1,000   1,015,100
   Los Angeles Unified School District (GO) Series A
      3.000%, 07/01/20....................................    790     804,417
      5.000%, 07/01/20....................................    900     945,765
      5.000%, 07/01/20....................................    150     157,628
      2.000%, 07/01/22....................................  1,210   1,206,164
      5.000%, 07/01/22....................................  1,115   1,231,740
      5.000%, 07/01/24....................................    720     825,134
      5.000%, 07/01/26....................................  1,270   1,487,246
   Los Angeles Unified School District (GO) Series A-1
      5.000%, 07/01/21....................................  1,710   1,845,637
   Los Angeles Unified School District (GO) Series A-2
      5.000%, 07/01/21....................................  2,600   2,806,232
   Los Angeles Unified School District (GO) Series B-1
      5.000%, 07/01/27....................................    500     590,835
   Los Angeles Unified School District (GO) Series C
      5.000%, 07/01/22....................................    500     552,350
      5.000%, 07/01/23....................................  3,050   3,436,587
   Los Angeles Unified School District (GO) Series I
      5.000%, 07/01/19....................................    750     766,252
   Los Rios Community College District (GO)
      5.000%, 08/01/19....................................  2,965   3,038,828
   Los Rios Community College District (GO) Series B
      5.000%, 08/01/23....................................    510     576,968
   Los Rios Community College District (GO) Series F
      3.000%, 08/01/21....................................    800     823,648
   Lynwood Unified School District (GO) (AGM)
      5.000%, 08/01/21....................................    450     483,773
      5.000%, 08/01/22....................................    485     532,288
   Manhattan Beach Unified School District (GO) Series C
      3.500%, 09/01/21....................................  1,185   1,235,659

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
                                                           -------
   CALIFORNIA -- (Continued)
   Manhattan Beach Unified School District (GO) Series E
      3.000%, 09/01/22....................................    660  $  682,975
   Metropolitan Water District of Southern California
     (RB) Series A
      5.000%, 07/01/19....................................  1,090   1,113,762
   Montebello Unified School District (GO)
      5.000%, 08/01/20....................................    415     436,626
   Moreland School District (GO) Series B
      5.000%, 08/01/21....................................    500     539,750
   Moreno Valley Public Financing Authority (RB)
      5.000%, 11/01/20....................................  1,470   1,555,921
   Morongo Unified School District (GO)
      3.000%, 08/01/22....................................    480     494,256
   Morongo Unified School District (GO) Series A
      5.000%, 08/01/24....................................    100     114,165
      5.000%, 08/01/25....................................     80      92,666
      5.000%, 08/01/26....................................    220     257,836
      5.000%, 08/01/27....................................    120     141,883
   Mount Diablo Unified School District (GO)
      3.250%, 08/01/19....................................    500     505,720
   Mount Diablo Unified School District (GO) Series G
      3.000%, 08/01/24....................................    800     831,280
   Municipal Improvement Corp. of Los Angeles (RB) Series
     A
      5.000%, 11/01/24....................................    325     374,091
   New Haven Unified School District (GO) (AGC) (ETM)
      5.000%, 08/01/19....................................     55      56,357
   New Haven Unified School District (GO) (AGC)
      5.000%, 08/01/19....................................     95      97,272
   Northern Humboldt Union High School District (GO)
      4.000%, 08/01/26....................................    220     242,942
   Oak Park Unified School District (GO)
      4.000%, 08/01/22....................................    445     475,305
   Oakland Unified School District/Alameda County (GO)
      5.000%, 08/01/20....................................  1,005   1,058,084

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
     5.000%, 08/01/22.......................................  1,500  $1,649,655
     5.000%, 08/01/24.......................................    900   1,025,406
     5.000%, 08/01/26.......................................    575     672,123
Oakland Unified School District/Alameda County (GO) Series A
     5.000%, 08/01/21.......................................    610     656,458
     4.000%, 08/01/22.......................................    350     372,404
     5.000%, 08/01/22.......................................  3,000   3,299,310
     4.000%, 08/01/24.......................................    500     543,255
     5.000%, 08/01/25.......................................    540     624,046
     5.000%, 08/01/25.......................................    750     866,730
Oakland Unified School District/Alameda County (GO) Series B
     5.000%, 08/01/24.......................................  1,675   1,908,394
Oakland Unified School District/Alameda County (GO) Series C
     5.000%, 08/01/20.......................................    255     268,469
     5.000%, 08/01/26.......................................    500     584,455
Oakland Unified School District/Alameda County (GO) (AGM)
     5.000%, 08/01/23.......................................    300     336,219
     5.000%, 08/01/24.......................................  1,125   1,281,757
     5.000%, 08/01/25.......................................  1,250   1,444,550
Orange County Sanitation District (RB) Series A
     5.000%, 02/01/23.......................................  1,240   1,394,479
Oxnard Union High School District (GO)
     4.000%, 08/01/21.......................................    320     337,722
     4.000%, 08/01/22.......................................    500     535,730
Palm Springs Unified School District (GO)
     5.000%, 08/01/19.......................................    500     511,810
Palomar Community College District (GO)
     5.000%, 05/01/21.......................................    965   1,039,344
Palomar Community College District (GO) Series D
     5.000%, 08/01/23.......................................    150     170,060
Palos Verdes Peninsula Unified School District (GO) Series B
     5.000%, 11/01/21.......................................    250     271,943
Pasadena Unified School District (GO) Series B
     5.000%, 08/01/24.......................................    800     917,960

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Piedmont Unified School District (GO)
                3.000%, 08/01/20............................    845  $  861,621
Plumas Unified School District (GO) (AGM)
                5.250%, 08/01/21............................    800     867,352
Porterville Unified School District Facilities Improvement
  District (GO) (AGM) Series B
                5.000%, 08/01/19............................    325     332,774
Poway Unified School District (GO)
                5.000%, 08/01/19............................    200     204,874
Rancho Santiago Community College District (GO) (AGM)
                5.250%, 09/01/20............................    500     530,725
Redlands Financing Authority (RB) Series A
                5.000%, 09/01/22............................  1,290   1,426,959
Redlands Unified School District (GO)
                5.000%, 07/01/26............................    300     354,528
                5.000%, 07/01/27............................    500     597,675
Redwood City School District (GO)
                5.000%, 08/01/27............................     50      59,247
                5.000%, 08/01/28............................     85     101,653
Reed Union School District (GO)
                4.000%, 08/01/27............................    460     515,048
Regents of the University of California Medical Center
  Pooled Revenue (RB) Series J
   (currency)   5.250%, 05/15/29 (Pre-refunded @ $ 100,
                  5/15/23)..................................    670     761,167
   (currency)   5.000%, 05/15/33 (Pre-refunded @ $ 100,
                  5/15/23)..................................    500     562,650
Riverside County Infrastructure Financing Authority (RB)
  Series A
                5.000%, 11/01/24............................  1,100   1,263,504
Sacramento City Unified School District (GO)
                5.000%, 07/01/24............................  1,800   2,055,618
Sacramento Municipal Utility District (RB) Series D
                5.000%, 08/15/22............................    525     583,968

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/23................................  1,050  $1,193,062
            5.000%, 08/15/26................................  1,000   1,189,080
Sacramento Municipal Utility District (RB) Series F
            5.000%, 08/15/22................................  1,000   1,112,320
Saddleback Valley Unified School District (GO)
            5.000%, 08/01/22................................    465     514,574
San Diego Community College District (GO)
            5.000%, 08/01/24................................  1,300   1,504,581
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/21................................    310     333,566
San Diego County Water Authority Financing Corp. (RB)
  Series A
(currency)  5.250%, 05/01/23 (Pre-refunded @ $100, 11/1/19).  1,395   1,443,616
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB)
            5.000%, 05/15/22................................    700     775,131
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series A
            4.000%, 05/15/20................................  3,000   3,099,060
(currency)  5.250%, 05/15/24 (Pre-refunded @ $100, 5/15/20).  1,975   2,074,994
(currency)  5.375%, 05/15/34 (Pre-refunded @ $100, 5/15/19).    650     663,039
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series B
(currency)  5.500%, 05/15/23 (Pre-refunded @ $100, 5/15/19).    500     510,230
San Diego Public Facilities Financing Authority Water
  Revenue (RB) Series A
(currency)  5.000%, 08/01/23 (Pre-refunded @ $100, 8/1/20)..  2,690   2,832,086

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
San Diego Unified School District (GO) (AGM) Series C-2
            5.500%, 07/01/21................................  4,270  $4,673,173
            5.500%, 07/01/25................................  2,550   3,068,874
San Diego Unified School District (GO) (NATL) Series D-1
            5.500%, 07/01/24................................    190     224,210
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/20................................    435     456,972
            5.000%, 07/01/21................................  1,705   1,843,940
            5.000%, 07/01/22................................  1,000   1,108,070
            5.000%, 07/01/23................................    300     339,450
San Diego Unified School District (GO) Series R-5
            5.000%, 07/01/26................................    110     130,501
San Dieguito Union High School District (GO) Series A-2
            5.000%, 08/01/23................................    490     552,686
San Francisco Bay Area Rapid Transit District (GO) Series C
            4.000%, 08/01/19................................    325     330,519
San Francisco Bay Area Rapid Transit District Sales Tax
  Revenue (RB)
            4.000%, 07/01/26................................    375     417,596
San Francisco City & County Airport Comm-San Francisco
  International Airport (RB)
(currency)  5.000%, 05/01/21 (Pre-refunded @ $ 100, 5/1/20).    540     564,268
San Francisco City & County Airport Comm-San Francisco
  International Airport (RB) Series D
(currency)  5.000%, 05/01/23 (Pre-refunded @ $ 100, 5/3/21).    875     936,775
San Francisco Community College District (GO)
            5.000%, 06/15/20................................  2,100   2,208,129
            5.000%, 06/15/22................................  2,070   2,284,969
            5.000%, 06/15/23................................  3,775   4,252,688
            5.000%, 06/15/24................................  1,365   1,565,177

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
San Francisco Community College District (GO) Series D
            5.000%, 06/15/20................................    600  $  630,894
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/22................................  2,000   2,061,900
San Francisco Municipal Transportation Agency (RB) Series A
            5.000%, 03/01/20................................    860     896,696
San Francisco Unified School District (GO)
            5.000%, 06/15/20................................    725     761,134
            5.000%, 06/15/21................................    230     248,009
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22................................  1,580   1,579,984
San Joaquin County Transportation Authority (RB) Series A
(currency)  6.000%, 03/01/36 (Pre-refunded @ $100, 3/1/21)..    335     365,994
San Jose Evergreen Community College District (GO)
            5.000%, 09/01/21................................  1,750   1,898,260
San Jose Evergreen Community College District (GO) Series A
            4.000%, 09/01/23................................    100     108,730
San Juan Unified School District (GO)
            3.000%, 08/01/22................................  1,480   1,529,891
            5.000%, 08/01/22................................    800     884,376
            3.000%, 08/01/24................................    610     634,187
            3.000%, 08/01/25................................  1,475   1,535,401
            3.000%, 08/01/26................................  3,135   3,260,431
San Juan Water District (RB)
            5.000%, 02/01/26................................    500     588,170
San Lorenzo Unified School District (GO)
            5.000%, 08/01/21................................    265     286,068
San Mateo County Community College District (GO)
            5.000%, 09/01/27................................    450     540,932

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 CALIFORNIA -- (Continued)
 San Matro County Community College District (GO) Series B
     5.000%, 09/01/28.......................................    400  $  484,344
 San Ramon Valley Unified School District (GO)
     4.000%, 08/01/21.......................................  1,600   1,687,280
 Santa Ana Unified School District (GO)
     5.000%, 08/01/25.......................................    350     407,309
 Santa County Clara (GO) Series C
     5.000%, 08/01/26.......................................    900   1,071,504
     5.000%, 08/01/27.......................................    170     204,384
 Santa Cruz City High School District (GO)
     4.000%, 08/01/22.......................................    715     763,155
 Santa Monica Community College District (GO) Series A
     5.000%, 08/01/22.......................................    225     249,073
     5.000%, 08/01/22.......................................    400     442,796
     5.000%, 08/01/26.......................................    105     124,273
 Santa Monica Public Financing Authority (RB) Series B
     4.000%, 12/01/19.......................................    175     179,270
 Simi Valley Unified School District (GO)
     5.000%, 08/01/23.......................................    260     293,514
 Sonoma Valley Unified School District (GO) Series B
     5.000%, 08/01/25.......................................    500     583,570
 Southern California Public Power Authority (RB)
     4.000%, 07/01/19.......................................    575     583,642
 Standard Elementary School District (GO) Series A
     4.000%, 08/01/24.......................................    240     260,628
 Stockton Unified School District (GO) (AGM)
     5.000%, 07/01/20.......................................    150     157,400
 Sylvan Union School District (GO) Series C
     5.000%, 08/01/26.......................................    405     475,583
 Tahoe Forest Hospital District (GO)
     4.000%, 08/01/20.......................................    295     305,953

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Tustin Unified School District (GO)
(currency)  5.250%, 08/01/31 (Pre-refunded @ $100, 8/1/21)..    415  $  451,914
University of California (RB) Series AF
            5.000%, 05/15/22................................  3,000   3,315,480
(currency)  5.000%, 05/15/26 (Pre-refunded @ $100, 5/15/23).    400     451,048
University of California (RB) Series G
(currency)  5.000%, 05/15/37 (Pre-refunded @ $100, 5/15/22).    305     335,976
Upland Unified School District (GO) Series A
            5.000%, 08/01/21................................    500     539,190
Upper Santa Clara Valley Joint Powers Authority (RB) (ETM)
  Series A
            4.000%, 08/01/21................................  1,125   1,186,065
Vista Unified School District (GO)
            5.000%, 08/01/19................................    200     204,874
Walnut Creek Elementary School District Contra Costa County
  (GO)
            4.000%, 09/01/25................................    100     110,287
Washington Unified School District/ Yolo County (GO)
            4.000%, 08/01/19................................    450     457,137
West Contra Costa Unified School District (GO) (AGM)
            5.000%, 08/01/20................................    100     105,282
West Contra Costa Unified School District (GO)
            5.000%, 08/01/21................................    430     464,783
West Contra Costa Unified School District (GO) Series A
            5.000%, 08/01/24................................  1,095   1,255,177

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
West Contra Costa Unified School District (GO) Series A-1
    5.000%, 08/01/25......................................    520  $    605,498
    5.000%, 08/01/26......................................    545       642,926
    5.000%, 08/01/27......................................    575       684,802
West Contra Costa Unified School District (GO) Series B
    6.000%, 08/01/20......................................  1,475     1,578,132
West Covina Unified School District (GO) (AGM)
    5.000%, 08/01/21......................................    385       414,322
Western Riverside Water & Wastewater Financing Authority
  (RB) (AGC)
    5.000%, 09/01/19......................................    250       256,728
Westside Union School District (GO) Series A
    3.000%, 08/01/21......................................    300       308,787
    4.000%, 08/01/23......................................    700       759,444
Whittier Union High School District (GO) Series C
    2.000%, 08/01/19......................................    645       646,425
Windsor Unified School District (GO)
    4.000%, 08/01/26......................................    105       115,483
Wright Elementary School District (GO) Series A
    3.000%, 08/01/20......................................    165       167,817
Yosemite Unified School District (GO) (AGM)
    4.000%, 08/01/19......................................    395       401,265
Yuba Community College District (GO) Series B
    4.000%, 08/01/21......................................    355       373,975
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $431,598,575).........         $427,751,392
                                                                   ============

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Municipal Bonds......................   --    $427,751,392   --    $427,751,392
                                        --    ------------   --    ------------
TOTAL................................   --    $427,751,392   --    $427,751,392
                                        ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                        DFA NY MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MUNICIPAL BONDS -- (100.0%)
NEW YORK -- (100.0%)
Albany County
            5.000%, 04/01/20................................    500  $  520,445
Albany County (GO)
            5.000%, 06/01/21................................    370     397,099
Amityville Union Free School District (BAN) (ST AID
  WITHHLDG)
            2.750%, 06/21/19................................    750     753,540
Ardsley Union Free School District (GO) (ST AID WITHHLDG)
            3.000%, 11/01/18................................    200     200,000
            2.250%, 08/15/23................................    290     289,733
Babylon Union Free School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20................................    290     289,904
Brewster Central School District (GO) (ST AID WITHHLDG)
            2.000%, 10/01/19................................    100     100,108
Chappaqua Central School District (GO) (ST AID WITHHLDG)
            2.125%, 06/15/19................................    365     365,613
City of Ithaca (GO) Series A
            3.000%, 02/15/21................................    225     229,239
City of New York (GO) (ETM)
            4.000%, 12/01/18................................    530     530,970
City of New York (GO)
            4.000%, 12/01/18................................  1,470   1,472,543
            5.000%, 08/01/19................................    900     920,169
            4.000%, 08/01/20................................    100     103,223
(currency)  5.450%, 04/01/31 (Pre-refunded @ $100, 4/1/19)..    965     979,600
City of New York (GO) Series 1
            5.000%, 08/01/19................................    500     511,205
City of New York (GO) Series 1-I
            5.000%, 03/01/22................................    265     288,161
City of New York (GO) Series A
            5.000%, 08/01/23................................  1,200   1,338,588
            5.000%, 08/01/24................................    620     702,832
            5.000%, 08/01/25................................    220     252,034

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 NEW YORK -- (Continued)
 City of New York (GO) Series B
     5.000%, 08/01/19.......................................    115  $  117,577
     5.000%, 08/01/21.......................................  1,000   1,073,940
 City of New York (GO) Series C
     5.000%, 08/01/19.......................................    360     368,068
     5.000%, 08/01/20.......................................    200     209,858
     5.000%, 08/01/20.......................................    100     104,929
 City of New York (GO) Series E
     5.000%, 08/01/19.......................................  1,050   1,073,530
     5.000%, 08/01/20.......................................  1,000   1,049,290
     5.000%, 08/01/21.......................................    625     671,212
 City of New York (GO) Series F
     5.000%, 08/01/21.......................................    300     322,182
 City of New York (GO) Series F-1
     5.000%, 06/01/21.......................................    300     321,033
 City of New York (GO) Series G
     5.000%, 08/01/19.......................................    800     817,928
 City of New York (GO) Series J
     5.000%, 08/01/19.......................................    150     153,362
 City of New York (GO)Series J7
     5.000%, 08/01/20.......................................  1,000   1,049,290
 City of New York (GO) Series K
     5.000%, 08/01/19.......................................  1,000   1,022,410
 City of Rochester (GO) Series I
     4.000%, 10/15/21.......................................    675     710,336
 City of Rochester (BAN) Series III
     2.000%, 08/08/19.......................................  1,400   1,399,552
 Columbia County (GO) (AGM) Series A
     2.000%, 02/01/19.......................................    275     275,110
 Corning City School District (GO) (ST AID WITHHLDG)
     5.000%, 06/15/19.......................................    750     764,235
 East Hampton Union Free School District (GO) (ST AID
   WITHHLDG)
     5.000%, 06/01/19.......................................    850     865,376

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW YORK -- (Continued)
East Islip Union Free School District (GO) (ST AID WITHHLDG)
            4.000%, 07/01/19................................    240  $  243,367
Eastport-South Manor Central School District (GO) (ST AID
  WITHHLDG)
            4.000%, 08/01/23................................    500     534,750
Haverstraw-Stony Point Central School District (GO) (ST AID
  WITHHLDG)
            3.000%, 08/15/22................................    200     204,386
            3.000%, 08/15/23................................    360     369,374
Herricks Union Free School District (GO) (ST AID WITHHLDG)
            4.000%, 06/15/21................................    150     157,341
Hilton Central School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/21................................    450     445,185
Lancaster Central School District (BAN) (ST AID WITHHLDG)
            3.000%, 06/13/19................................    500     502,920
Lindenhurst Union Free School District (GO) (ST AID
  WITHHLDG)
            2.250%, 09/01/23................................    195     193,231
Long Island Power Authority (RB) Series A
(currency)  6.000%, 05/01/33 (Pre-refunded @ $100, 5/1/19)..  1,000   1,020,600
Long Island Power Authority (RB) (BHAC-CR) Series A
(currency)  6.000%, 05/01/33 (Pre-refunded @ $100, 5/1/19)..    400     408,240
Longwood Central School District Suffolk County (GO) (ST
  AID WITHHLDG)
            2.000%, 06/15/21................................  1,195   1,193,172
Metropolitan Transportation Authority (RB) (ETM) Series A
(currency)  5.000%, 11/15/21................................    145     157,350
Metropolitan Transportation Authority (RB) Series A
            5.000%, 11/15/21................................    855     921,015

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW YORK -- (Continued)
Metropolitan Transportation Authority (RB) (NATL) Series B
            5.250%, 11/15/18................................  1,285  $1,286,632
Middle Country Central School District (GO) (ST AID
  WITHHLDG)
            2.000%, 08/15/21................................    500     497,975
Middletown City School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20................................    500     499,600
            5.000%, 09/15/24................................    130     148,169
Nassau County (BAN) Series B
            5.000%, 12/14/18................................    700     702,562
Nassau County Interim Finance Authority (RB) Series A
            5.000%, 11/15/21................................    505     547,390
New Rochelle City School District (GO) (ST AID WITHHLDG)
            4.000%, 06/01/20................................    300     309,285
New York City Transitional Finance Authority Future Tax
  Secured Revenue (RB)
(currency)  5.250%, 11/01/27 (Pre-refunded @ $100, 11/1/18).    485     485,000
(currency)  5.000%, 05/01/34 (Pre-refunded @ $100, 5/1/19)..  1,000   1,015,920
New York State (GO) Series C
            5.000%, 04/15/22................................    600     657,444
New York State Dormitory Authority (RB)
(currency)  6.125%, 12/01/29 (Pre-refunded @ $100, 12/1/18).  3,640   3,652,813
(currency)  6.250%, 12/01/37 (Pre-refunded @ $100, 12/1/18).  2,550   2,559,231
New York State Dormitory Authority (RB) Series A
            5.000%, 03/15/19................................  1,650   1,668,991
            5.000%, 03/15/19................................    510     515,870
            5.000%, 07/01/20................................    395     414,221
(currency)  5.000%, 07/01/21 (Pre-refunded @ $100, 7/1/19)..    455     464,373

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW YORK -- (Continued)
            5.000%, 12/15/21................................    150  $  162,450
            5.000%, 10/01/22................................    475     525,735
            4.000%, 12/15/22................................    100     106,602
            5.000%, 12/15/22................................    500     552,550
            5.000%, 03/15/23................................    650     721,682
            5.000%, 03/15/23................................    200     222,056
(currency)  5.500%, 07/01/25 (Pre-refunded @ $100, 7/1/20)..    900     950,355
(currency)  5.000%, 02/15/34 (Pre-refunded @ $100, 2/15/19).  1,600   1,614,576
(currency)  5.000%, 07/01/39 (Pre-refunded @ $100, 7/1/19)..    700     714,420
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/20................................  2,690   2,791,870
            5.000%, 02/15/22................................  1,000   1,086,940
            5.000%, 02/15/24................................    455     511,943
            5.000%, 02/15/25................................    550     628,133
New York State Dormitory Authority (RB) Series C
            5.000%, 03/15/19................................    150     151,727
            5.000%, 03/15/20................................    300     312,048
New York State Dormitory Authority (RB) Series D
            3.000%, 02/15/19................................    175     175,572
            5.000%, 02/15/24................................    300     337,545
New York State Dormitory Authority (RB) Series E
            5.000%, 02/15/19................................  1,390   1,402,427
            5.000%, 08/15/19................................    495     506,865
            5.000%, 03/15/20................................    850     884,136
            5.000%, 02/15/21................................    900     956,682
            5.000%, 03/15/21................................  1,000   1,064,990
New York State Dormitory Authority Series A
            5.000%, 02/15/20................................  1,750   1,816,272
            5.000%, 03/15/20................................    175     182,028
New York State Environmental Facilities Corp. (RB) Series A
            5.250%, 12/15/18................................    260     261,074
New York State Urban Dev. Corp. (RB) Series A
            5.000%, 03/15/21................................    300     319,497
New York State Urban Dev. Corp. (RB) Series A-1
            5.000%, 03/15/21................................    360     383,396

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW YORK -- (Continued)
New York State Urban Development Corp. (RB) (NATL)
            5.500%, 03/15/20................................    750  $  785,160
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/19................................    300     303,453
            5.000%, 03/15/20................................    560     582,490
            5.000%, 03/15/20................................  1,550   1,612,248
            5.000%, 03/15/22................................    630     686,114
            5.000%, 03/15/25................................  1,200   1,372,560
Niagara-Wheatfield Central School District (GO) (ST AID
  WITHHLDG)
            3.000%, 03/15/19................................    330     331,373
North Shore Central School District (GO) (ST AID WITHHLDG)
            2.000%, 12/15/18................................    740     740,170
            2.000%, 12/15/22................................    285     282,099
            2.000%, 12/15/23................................    550     534,968
North Tonawanda City School District (GO) (ST AID WITHHLDG)
            4.000%, 09/15/21................................    650     683,091
Oceanside Union Free School District (GO) (ST AID WITHHLDG)
            2.500%, 07/01/23................................    520     521,586
Oneida County (GO)
            5.000%, 04/01/20................................    225     233,944
Onondaga Civic Dev. Corp. (RB)
(currency)  5.125%, 07/01/31 (Pre-refunded @ $100, 7/1/19)..  1,375   1,403,985
Onondaga County (GO)
            5.000%, 05/15/19................................    115     116,935
Orange County (GO)
            3.000%, 08/15/20................................    665     675,660
            3.000%, 08/15/21................................    830     848,509
Pelham Union Free School District (GO) (ST AID WITHHLDG)
            5.000%, 08/15/19................................    605     619,689
Penfield Central School District (GO) (AGC ST AID WITHHLDG)
            3.750%, 06/15/19................................    350     354,029

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                FACE
                                                               AMOUNT^  VALUE+
                                                               ------- --------
                                                                (000)
                                                               -------
 NEW YORK -- (Continued)
 Plainview Old Bethpage Central School District (GO) (ST AID
   WITHHLDG)
     4.000%, 12/15/18.........................................   320   $320,845
 Port Authority of New York & New Jersey (RB) Series 189
     5.000%, 05/01/23.........................................   305    340,407
 Port Authority of New York & New Jersey (RB) Series 194
     5.000%, 10/15/19.........................................   790    813,313
 Port Washington Union Free School District (GO) (ST AID
   WITHHLDG)
     2.000%, 12/01/18.........................................   350    350,053
     3.000%, 08/01/21.........................................   135    137,897
 Red Hook Central School District (GO) (ST AID WITHHLDG)
     4.000%, 06/15/20.........................................   150    154,634
 Riverhead Central School District (GO) (ST AID WITHHLDG)
     3.000%, 03/15/22.........................................   120    123,060
     2.000%, 10/15/22.........................................   280    277,995
 Sachem Central School District (GO) (ST AID WITHHLDG)
     5.000%, 10/15/19.........................................   200    205,864
 Schenectady County (GO)
     5.000%, 06/15/25.........................................   140    161,781
 Schenectady County (GO) Series B
     3.000%, 12/15/21.........................................   470    479,842
 Sewanhaka Central High School District of Elmont (GO) (ST
   AID WITHHLDG)
     3.000%, 07/15/23.........................................   590    606,437
 Spencerport Central School District (GO) (ST AID WITHHLDG)
     2.000%, 06/15/21.........................................   500    497,590
 Suffern Central School District (GO) (ST AID WITHHLDG)
     5.000%, 10/15/21.........................................   215    232,374
 Taconic Hills Central School District at Craryville (GO) (ST
   AID WITHHLDG)
     5.000%, 06/15/20.........................................   100    104,722
     4.000%, 06/15/22.........................................   250    265,033

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
NEW YORK -- (Continued)
Town of Amherst (BAN)
    3.250%, 11/07/19........................................  2,000  $2,024,240
Town of Babylon (GO)
    3.000%, 07/01/25........................................    375     388,069
Town of Bedford (GO) Series A
    3.000%, 03/15/21........................................    455     464,409
    3.000%, 03/15/25........................................    330     340,834
Town of Brookhaven (GO) Series A
    3.000%, 03/15/22........................................    650     666,575
Town of Cheektowaga (GO)
    5.000%, 07/15/23........................................    265     295,833
Town of Clarence (GO)
    2.250%, 08/01/24........................................    210     207,423
Town of Hempstead (GO) Series B
    5.000%, 09/15/20........................................  1,030   1,085,424
    5.000%, 09/15/21........................................  2,250   2,427,457
Town of Huntington (GO)
    2.000%, 12/01/23........................................    220     216,185
Town of Huntington (GO) Series B
    5.000%, 11/01/20........................................  2,280   2,412,354
Town of LaGrange (GO)
    4.000%, 03/01/19........................................    280     282,005
    4.000%, 03/01/20........................................    220     225,832
Town of North Hempstead (GO) Series A
    3.000%, 04/01/24........................................    425     438,961
Triborough Bridge & Tunnel Authority (RB) Series A
    5.000%, 11/15/18........................................    140     140,160
    5.000%, 11/15/20........................................    165     174,555
Triborough Bridge & Tunnel Authority (RB) Series A-1
    5.000%, 11/15/19........................................    300     309,432
Triborough Bridge & Tunnel Authority (RB) Series B
    4.000%, 11/15/18........................................    250     250,195
    5.000%, 11/15/18........................................  1,170   1,171,334
    5.000%, 11/15/19........................................    820     845,781
    5.000%, 11/15/20........................................    570     603,009
    5.000%, 11/15/22........................................    190     210,127
Triborough Bridge & Tunnel Authority (RB) Series C
    4.000%, 11/15/18........................................    100     100,078
Tuckahoe Union Free School District (GO) (ST AID WITHHLDG)
    5.000%, 07/15/19........................................    145     148,109
    5.000%, 07/15/21........................................    230     247,556

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                FACE
                                                               AMOUNT^  VALUE+
                                                               ------- --------
                                                                (000)
                                                               -------
 NEW YORK -- (Continued)
 Ulster County (GO)
     2.000%, 11/15/22.........................................   240   $235,236
 Vestal Central School District (GO) (AGM ST AID WITHHLDG)
     3.750%, 06/15/19.........................................   150    151,727
 Village of Farmingdale (GO)
     3.000%, 07/15/21.........................................   215    219,997
 Wantagh Union Free School District (GO) (ST AID WITHHLDG)
     2.000%, 11/15/22.........................................   250    248,078

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
NEW YORK -- (Continued)
Yorktown Central School District (GO) (ST AID WITHHLDG)
    2.000%, 07/01/21.......................................   400   $   396,108
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $99,059,886)...........         $98,421,195
                                                                    ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       ---------------------------------------
                                       LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                       -------  ----------- ------- -----------
 Municipal Bonds......................   --     $98,421,195   --    $98,421,195
                                         --     -----------   --    -----------
 TOTAL................................   --     $98,421,195   --    $98,421,195
                                         ==     ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                        DFA MN MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MUNICIPAL BONDS -- (100.0%)
MINNESOTA -- (100.0%)
Belle Plaine Independent School District No. 716 (GO) (SD
  CRED PROG) Series A
    4.000%, 02/01/19........................................    100  $  100,517
Bloomington Independent School District No. 271 (GO) (SD
  CRED PROG) Series A
    5.000%, 02/01/21........................................    100     106,239
Chaska Independent School District No. 112 (GO) (SD CRED
  PROG) Series A
    5.000%, 02/01/21........................................  1,150   1,219,920
City of Bemidji (GO) (AGM) Series A
    5.000%, 02/01/20........................................    230     237,988
    5.000%, 02/01/21........................................    575     609,442
City of Cambridge (GO) Series A
    3.000%, 02/01/23........................................    375     382,957
City of Chaska (GO) Series B
    5.000%, 02/01/21........................................    385     408,758
City of Circle Pines (GO) Series B
    3.000%, 02/01/21........................................    215     218,700
City of Duluth (GO) Series A
    3.000%, 02/01/20........................................    240     242,640
City of East Grand Forks (GO) Series A
    3.000%, 02/01/21........................................    200     202,868
City of Hopkins (GO) Series D
    3.000%, 02/01/22........................................    130     132,870
City of Hutchinson (GO) Series C
    2.000%, 02/01/19........................................    140     139,992
City of Kasson (GO)
    4.000%, 02/01/23........................................    320     339,882
City of Kasson (GO) Series A
    2.000%, 02/01/20........................................    160     159,666
City of Lakeville (GO) Series A
    5.000%, 02/01/19........................................    605     609,640
    5.000%, 02/01/20........................................    470     487,150
City of Lakeville (GO) Series B
    5.000%, 02/01/24........................................    710     800,852

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MINNESOTA -- (Continued)
City of Mahtomedi (GO) Series A
            2.000%, 02/01/19................................    225  $  225,068
City of Marshall (GO) Series B
            5.000%, 02/01/21................................    110     116,813
City of Minneapolis (GO)
            2.000%, 12/01/19................................    100     100,021
            2.000%, 12/01/20................................    480     478,541
            3.000%, 12/01/27................................  5,000   5,011,000
City of New Ulm (GO) Series B
            2.000%, 12/01/18................................    220     220,024
            2.000%, 12/01/19................................    325     325,101
City of Red Wing (GO) Series A
            4.000%, 02/01/26................................    700     755,202
City of Richfield (GO) Series A
            3.000%, 02/01/24................................    255     261,735
City of Rochester (GO) Series A
            5.000%, 02/01/20................................  1,000   1,035,990
City of Saint Cloud (GO) Series A
            3.000%, 02/01/24................................    450     459,549
City of Saint Cloud (GO) Series B
            5.000%, 02/01/20................................    275     284,966
City of Saint Cloud (RB) Series A
(currency)  5.125%, 05/01/30 (Pre-refunded @ $100, 5/1/20)..    300     312,945
City of Saint Francis (GO) Series A
            3.000%, 02/01/19................................    275     275,679
            3.000%, 02/01/20................................    285     287,995
City of Saint Paul (GO) Series A
            5.000%, 09/01/21................................    610     657,129
City of Saint Paul (GO) Series B
            5.000%, 11/01/20................................    835     882,286
City of Saint Paul Sewer Revenue (RB) Series C
            3.000%, 12/01/19................................    250     252,658
City of Savage (GO) Series A
            3.000%, 02/01/22................................    325     330,736
City of Shoreview (GO) Series A
            3.000%, 02/01/21................................    290     294,927

                        DFA MN MUNICIPAL BOND PORTFOLIO

                                   CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MINNESOTA -- (Continued)
City of Waconia (GO) Series A
   3.000%, 02/01/23.........................................    450  $  460,282
   3.000%, 02/01/26.........................................    820     833,907
City of West Saint Paul (GO) Series A
   3.000%, 02/01/23.........................................    230     234,881
City of Woodbury (GO) Series A
   2.000%, 02/01/20.........................................    135     134,981
   2.000%, 02/01/22.........................................    145     143,914
Cloquet Independent School District No. 94 (GO) (SD CRED
  PROG) Series A
   5.000%, 04/01/22.........................................    910     988,961
Cook County (GO) Series A
   3.000%, 02/01/21.........................................    180     182,660
County of Itasca (GO) Series A
   5.000%, 02/01/24.........................................    545     609,032
County of Olmsted (GO) Series A
   5.000%, 02/01/24.........................................    675     759,955
   4.000%, 02/01/27.........................................    445     474,606
County of Rice (GO)
   3.000%, 02/01/20.........................................    220     222,611
County of Sherburne (GO) Series A
   3.000%, 02/01/24.........................................  1,360   1,394,558
County of Swift (GO) Series A
   3.000%, 02/01/23.........................................    215     219,913
Dakota County Community Development Agency (RB) (CNTY GTD)
  Series B
   5.000%, 01/01/23.........................................  1,180   1,308,750
Eden Prairie Independent School District No. 272 (GO) (SD
  CRED PROG) Series C
   5.000%, 02/01/20.........................................  1,105   1,143,929
Edina Independent School District No. 273 (GO) (SD CRED
  PROG) Series B
   5.000%, 02/01/20.........................................  1,000   1,036,110
Fosston Independent School District No. 601 (GO) (SD CRED
  PROG)
   4.000%, 02/01/25.........................................    550     592,801
Hastings Independent School District No. 200 (GO) (SD CRED
  PROG) Series A
   5.000%, 02/01/21.........................................    740     784,992

                                                                     FACE
                                                                    AMOUNT^   VALUE+
                                                                    ------- ----------
                                                                     (000)
                                                                    -------
MINNESOTA -- (Continued)
Hennepin County (GO) Series A
               5.000%, 12/01/20....................................    400  $  423,740
               5.000%, 12/01/22....................................  2,125   2,352,460
Hennepin County (GO) Series B
               5.000%, 12/01/21....................................  2,000   2,169,620
Hennepin County Sales Tax Revenue (RB)
               5.000%, 12/15/19....................................    250     258,398
Housing & Redevelopment Authority of The City of Saint Paul
  Minnesota (RB) Series A1
(currency)  5.250%, 11/15/29 (Pre-refunded @ $100, 11/15/19)           350     361,385
Itasca County (GO) Series A
               5.000%, 02/01/23....................................    865     950,860
Lakeville Independent School District No. 194 (GO) (SD CRED PROG)
  Series A
               5.000%, 02/01/20....................................    345     357,675
Luverne Independent School District No. 2184 (GO) (SD CRED PROG)
  Series A
               4.000%, 02/01/21....................................    510     530,461
Mahtomedi Independent School District No. 832 (GO) (SD CRED PROG)
  Series A
               5.000%, 02/01/21....................................    175     185,404
Metropolitan Council (GO) Series B
               5.000%, 03/01/21....................................    350     372,218
Metropolitan Council (GO) Series C
               5.000%, 03/01/26....................................  1,550   1,794,528
Milaca Independent School District No. 912 (GO) (SD CRED PROG)
  Series A
               4.000%, 02/01/23....................................    825     874,549
               4.000%, 02/01/24....................................    830     887,046
Minneapolis Special School District No. 1 (GO) (SD CRED PROG)
  Series B
               5.000%, 02/01/24....................................  1,200   1,351,656

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                                                     FACE
                                                                                                    AMOUNT^   VALUE+
                                                                                                    ------- ----------
                                                                                                     (000)
                                                                                                    -------
MINNESOTA -- (Continued)
Minnesota Higher Education Facilities Authority (RB) Series 7-K2-HA 6.000%, 10/01/40...............
   (Pre-refunded @ $100, 10/1/21)..................................................................    450  $  496,926
Minnesota Public Facilities Authority (RB) Series C 3.250%, 03/01/24 (Pre-refunded @ $100, 3/1/20).    770     781,442
Minnesota State (GO) Series A
   5.000%, 10/01/20................................................................................    505     532,033
   5.000%, 08/01/23 (Pre-refunded @ $100, 8/1/20)..................................................    250     262,365
Minnesota State (GO) Series B
   5.000%, 08/01/19................................................................................    100     102,234
   5.000%, 08/01/19................................................................................  1,500   1,533,510
   5.000%, 10/01/19................................................................................    500     513,600
Minnesota State (GO) Series D
   5.000%, 08/01/19................................................................................     50      51,117
   5.000%, 08/01/20................................................................................  1,975   2,071,992
   5.000%, 08/01/22................................................................................  1,820   1,997,450
Minnesota State (GO) (ETM) Series D
(currency)  5.000%, 08/01/20.......................................................................     25      26,215
Minnesota State 911 Services Revenue (RB) 5.000%, 06/01/20 (Pre-refunded @ $100, 6/1/19)...........  2,100   2,137,737
Minnesota State Colleges & Universities (RB) Series A
   4.000%, 10/01/19................................................................................    100     101,837
Moorhead Independent School District No. 152 (GO) (SD CRED PROG) Series A
   4.000%, 02/01/24................................................................................    600     644,286
Morris Area Schools Independent School District No. 2769 (GO) (SD CRED PROG) Series A
   4.000%, 02/01/23................................................................................  1,490   1,585,062
   4.000%, 02/01/24................................................................................    300     321,687

                                                                                                   FACE
                                                                                                  AMOUNT^  VALUE+
                                                                                                  ------- --------
                                                                                                   (000)
                                                                                                  -------
MINNESOTA -- (Continued)
New London-Spicer Independent School District No. 345 (GO) (SD CRED PROG) Series A
   3.000%, 02/01/23..............................................................................   150   $153,549
New Prague Independent School District No. 721 (GO) (SD CRED PROG) Series A
   4.000%, 02/01/20..............................................................................   605    619,290
   5.000%, 02/01/20..............................................................................   320    331,475
North Branch Independent School District No. 138 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/20..............................................................................   300    310,758
North St Paul-Maplewood-Oakdale Independent School District No. 622 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/22..............................................................................   255    276,665
   3.000%, 02/01/24..............................................................................   255    260,975
Northfield Independent School District No. 659 (GO) (SD CRED PROG) Series A
   4.000%, 02/01/21..............................................................................   500    502,670
Osseo Independent School District No. 279 (GO) (SD CRED PROG) Series C
   5.000%, 02/01/20..............................................................................   780    808,509
Pine City Independent School District No. 578 (GO) (SD CRED PROG) Series A
   2.000%, 02/01/21..............................................................................   300    297,417
Robbinsdale Independent School District No. 281 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/20..............................................................................   250    258,870
Rochester Independent School District No. 535 (GO) (SD CRED PROG) Series B
   5.000%, 02/01/20..............................................................................   205    212,351
   5.000%, 02/01/22..............................................................................   210    227,705
Rockford Independent School District No. 883 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/19..............................................................................   200    201,524

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
MINNESOTA -- (Continued)
Saint Michael-Albertville Independent School District
  No. 885 (GO) (SD CRED PROG) Series A
   4.000%, 02/01/19.........................................    150  $  150,768
St Louis County Independent School District No. 2142 (GO)
  (SD CRED PROG) Series A
   3.000%, 02/01/20.........................................    600     606,972
Three Rivers Park District (GO) Series C
   5.000%, 02/01/21.........................................  1,060   1,125,890
University of Minnesota (RB) Series B
   4.000%, 01/01/20.........................................    700     715,526
Washington County (GO) Series A
   5.000%, 02/01/19.........................................    150     151,154

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
MINNESOTA -- (Continued)
   5.000%, 02/01/21.........................................   310   $   329,270
Watertown-Mayer Independent School District No. 111 (GO)
  (SD CRED PROG) Series B
   4.000%, 02/01/20.........................................   500       511,935
Westonka Independent School District No. 277 (GO) (SD CRED
  PROG) Series A
   2.000%, 02/01/20.........................................   500       499,565
White Bear Lake Independent School District No. 624 (GO)
  (SD CRED PROG) Series A
   3.000%, 02/01/23.........................................   350       356,405
                                                                     -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $67,153,395)............         $65,434,025
                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------
                                                   LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                                   -------  ----------- ------- -----------
Municipal Bonds...................................   --     $65,434,025   --    $65,434,025
                                                     --     -----------   --    -----------
TOTAL.............................................   --     $65,434,025   --    $65,434,025
                                                     ==     ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                   DFA
                                                                              DFA TWO-YEAR     SELECTIVELY    DFA FIVE-YEAR
                                                              DFA ONE-YEAR    GLOBAL FIXED    HEDGED GLOBAL   GLOBAL FIXED
                                                              FIXED INCOME       INCOME       FIXED INCOME       INCOME
                                                               PORTFOLIO*      PORTFOLIO*      PORTFOLIO*      PORTFOLIO*
                                                             --------------  --------------  --------------  --------------
ASSETS:
Investments at Value (including $179,222, $79,106, $10,453
  and $55,479 of securities on loan, respectively).......... $    7,930,310  $    5,519,094  $    1,190,821  $   14,803,255
Temporary Cash Investments at Value & Cost..................         65,069              --              --              --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $177,361, $80,881, $10,691 and
  $56,717)..................................................        177,374          80,883          10,691          56,718
Foreign Currencies at Value.................................             --              10               5           1,970
Cash........................................................             --          13,296           8,626          27,431
Receivables:
   Investment Securities Sold...............................             --          33,027          10,219         160,915
   Dividends and Interest...................................         31,854          35,274           7,274          72,377
   Securities Lending Income................................             24              22              --               5
   Fund Shares Sold.........................................          7,536           3,646             611          13,743
Unrealized Gain on Forward Currency Contracts...............             --          15,721           5,587         229,904
Unrealized Gain on Foreign Currency Contracts...............             --              24               8               1
Prepaid Expenses and Other Assets...........................             96              81              16             115
                                                             --------------  --------------  --------------  --------------
       Total Assets.........................................      8,212,263       5,701,078       1,233,858      15,366,434
                                                             --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        177,388          80,873          10,691          56,735
   Investment Securities Purchased..........................         33,166          23,373          11,192         159,220
   Fund Shares Redeemed.....................................         29,697           3,190             935          12,270
   Due to Advisor...........................................          1,015             713             156           3,216
Unrealized Loss on Forward Currency Contracts...............             --           1,352              72           2,706
Unrealized Loss on Foreign Currency Contracts...............             --               5              --              53
Accrued Expenses and Other Liabilities......................            926             633             108           1,248
                                                             --------------  --------------  --------------  --------------
       Total Liabilities....................................        242,192         110,139          23,154         235,448
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    7,970,071  $    5,590,939  $    1,210,704  $   15,130,986
                                                             ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
  $7,970,071; $5,590,939; $1,210,704 and $15,130,986 and
  shares outstanding of 778,033,762, 561,959,000,
  126,075,029 and 1,388,601,202, respectively............... $        10.24  $         9.95  $         9.60  $        10.90
                                                             ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  4,000,000,000   4,000,000,000   1,000,000,000   6,600,000,000
                                                             ==============  ==============  ==============  ==============
Investments at Cost......................................... $    7,962,743  $    5,587,346  $    1,220,136  $   15,414,917
                                                             ==============  ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           --  $           10  $            5  $        1,973
                                                             ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    8,023,323  $    5,605,293  $    1,282,447  $   15,264,549
Total Distributable Earnings (Loss).........................        (53,252)        (14,354)        (71,743)       (133,563)
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    7,970,071  $    5,590,939  $    1,210,704  $   15,130,986
                                                             ==============  ==============  ==============  ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                              DFA WORLD EX                       DFA
                                                                  U.S.        DFA SHORT-     INTERMEDIATE     DFA SHORT-
                                                               GOVERNMENT        TERM         GOVERNMENT     TERM EXTENDED
                                                              FIXED INCOME    GOVERNMENT     FIXED INCOME       QUALITY
                                                               PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO*
                                                             -------------- --------------  --------------  --------------
ASSETS:
Investments at Value (including $0, $0, $0 and $70,964 of
  securities on loan, respectively)......................... $    1,094,357 $    2,286,477  $    4,905,534  $    5,534,385
Temporary Cash Investments at Value & Cost..................             --          6,653          12,737              --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $0 and $72,658)..........             --             --              --          72,662
Foreign Currencies at Value.................................          1,191             --              --             537
Cash........................................................          7,097             --              --          50,927
Receivables:
   Investment Securities Sold...............................             --             --              --           6,327
   Dividends and Interest...................................          8,958         11,564          49,291          36,450
   Securities Lending Income................................             --             --              --              23
   Fund Shares Sold.........................................          1,823          2,064           5,080           7,729
Unrealized Gain on Forward Currency Contracts...............         18,296             --              --          22,318
Prepaid Expenses and Other Assets...........................             19             23              43              61
                                                             -------------- --------------  --------------  --------------
       Total Assets.........................................      1,131,741      2,306,781       4,972,685       5,731,419
                                                             -------------- --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --             --              --          72,645
   Fund Shares Redeemed.....................................          5,223          1,846           7,100           6,075
   Due to Advisor...........................................            152            333             420             937
Unrealized Loss on Forward Currency Contracts...............            244             --              --           1,258
Accrued Expenses and Other Liabilities......................             85            228             495             445
                                                             -------------- --------------  --------------  --------------
       Total Liabilities....................................          5,704          2,407           8,015          81,360
                                                             -------------- --------------  --------------  --------------
NET ASSETS.................................................. $    1,126,037 $    2,304,374  $    4,964,670  $    5,650,059
                                                             ============== ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
  $1,126,037; $2,304,374; $4,964,670 and $5,650,059 and
  shares outstanding of 107,737,354, 221,992,018,
  417,732,682 and 528,996,608, respectively................. $        10.45 $        10.38  $        11.88  $        10.68
                                                             ============== ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,500,000,000   1,700,000,000   3,000,000,000
                                                             ============== ==============  ==============  ==============
Investments at Cost......................................... $    1,128,949 $    2,343,262  $    5,110,308  $    5,699,849
                                                             ============== ==============  ==============  ==============
Foreign Currencies at Cost.................................. $        1,193 $           --  $           --  $          539
                                                             ============== ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,077,741 $    2,366,172  $    5,186,418  $    5,737,479
Total Distributable Earnings (Loss).........................         48,296        (61,798)       (221,748)        (87,420)
                                                             -------------- --------------  --------------  --------------
NET ASSETS.................................................. $    1,126,037 $    2,304,374  $    4,964,670  $    5,650,059
                                                             ============== ==============  ==============  ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DFA
                                                              INTERMEDIATE-                         DFA
                                                              TERM EXTENDED   DFA TARGETED      GLOBAL CORE           DFA
                                                                 QUALITY         CREDIT         PLUS FIXED        INVESTMENT
                                                               PORTFOLIO*      PORTFOLIO*    INCOME PORTFOLIO* GRADE PORTFOLIO *
                                                             --------------  --------------  ----------------- -----------------
ASSETS:
Investments at Value (including $90,021, $17,080, $11,859
  and $320,795 of securities on loan, respectively)......... $    1,764,512  $      639,321    $    572,484     $    8,495,273
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $92,090, $17,485, $12,150 and
  $328,162).................................................         92,092          17,485          12,149            328,173
Foreign Currencies at Value.................................             --              67              79                  1
Cash........................................................          1,391           3,219           4,533             34,367
Receivables:
   Investment Securities Sold...............................          3,431              --             231             37,936
   Dividends and Interest...................................         17,475           5,470           5,570             79,102
   Securities Lending Income................................              6               1               5                 54
   Fund Shares Sold.........................................          1,222             871           2,263              9,290
Unrealized Gain on Forward Currency Contracts...............             --           3,903           7,427              4,254
Deferred Offering Costs.....................................             --              --              13                 --
Prepaid Expenses and Other Assets...........................             26              17              19                 93
                                                             --------------  --------------    ------------     --------------
       Total Assets.........................................      1,880,155         670,354         604,773          8,988,543
                                                             --------------  --------------    ------------     --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         92,111          17,487          12,150            328,235
   Fund Shares Redeemed.....................................          5,411             912              94             19,482
   Due to Advisor...........................................            300              75              88              1,410
Unrealized Loss on Forward Currency Contracts...............             --              28              20                 --
Accrued Expenses and Other Liabilities......................            142              72              96                623
                                                             --------------  --------------    ------------     --------------
       Total Liabilities....................................         97,964          18,574          12,448            349,750
                                                             --------------  --------------    ------------     --------------
NET ASSETS.................................................. $    1,782,191  $      651,780    $    592,325     $    8,638,793
                                                             ==============  ==============    ============     ==============
Institutional Class Shares -- based on net assets of
  $1,782,191; $651,780; $592,325 and $8,638,793 and shares
  outstanding of 176,205,456, 66,541,772, 59,913,799 and
  832,211,323, respectively................................. $        10.11  $         9.80    $       9.89     $        10.38
                                                             ==============  ==============    ============     ==============
NUMBER OF SHARES AUTHORIZED.................................  2,000,000,000   1,000,000,000     500,000,000      2,000,000,000
                                                             ==============  ==============    ============     ==============
Investments at Cost......................................... $    1,863,119  $      658,878    $    604,510     $    8,864,782
                                                             ==============  ==============    ============     ==============
Foreign Currencies at Cost.................................. $           --  $           67    $         80     $            1
                                                             ==============  ==============    ============     ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,894,927  $      664,980    $    596,746     $    9,007,796
Total Distributable Earnings (Loss).........................       (112,736)        (13,200)         (4,421)          (369,003)
                                                             --------------  --------------    ------------     --------------
NET ASSETS.................................................. $    1,782,191  $      651,780    $    592,325     $    8,638,793
                                                             ==============  ==============    ============     ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                     DFA                        DFA INFLATION-    DFA SHORT-
                                                                 DIVERSIFIED                      PROTECTED      DURATION REAL
                                                                 FIXED INCOME      DFA LTIP       SECURITIES        RETURN
                                                                  PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO*
                                                                --------------  --------------  --------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value........ $      648,278              --              --              --
Investments at Value (including $0, $0, $0 and $48,806 of
  securities on loan, respectively)............................        147,537  $      167,475  $    4,475,526  $    1,405,684
Temporary Cash Investments at Value & Cost.....................            290              --           6,555              --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $0 and $49,992).............             --              --              --          49,993
Foreign Currencies at Value....................................             --              --              --              16
Cash...........................................................             --           1,191              --          14,438
Receivables:
   Dividends and Interest......................................            270             364          11,425           8,705
   Securities Lending Income...................................             --              --              --               5
   Fund Shares Sold............................................          1,159             512           4,315           2,394
   From Advisor................................................             15              --              --              --
Unrealized Gain on Swap Contracts..............................             --              --              --          10,173
Unrealized Gain on Forward Currency Contracts..................             --              --              --           5,883
Prepaid Expenses and Other Assets..............................             32               6              42              33
                                                                --------------  --------------  --------------  --------------
       Total Assets............................................        797,581         169,548       4,497,863       1,497,324
                                                                --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned............................             --              --              --          49,989
   Investment Securities/Affiliated Investment Companies
     Purchased.................................................             --             862              --           1,495
   Fund Shares Redeemed........................................          1,229               4           5,764             960
   Due to Advisor..............................................             --              10             383             241
Unrealized Loss on Swap Contracts..............................             --              --              --           2,569
Unrealized Loss on Forward Currency Contracts..................             --              --              --             195
Accrued Expenses and Other Liabilities.........................             56              24             390             157
                                                                --------------  --------------  --------------  --------------
       Total Liabilities.......................................          1,285             900           6,537          55,606
                                                                --------------  --------------  --------------  --------------
NET ASSETS..................................................... $      796,296  $      168,648  $    4,491,326  $    1,441,718
                                                                ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of $796,296;
  $168,648; $4,491,326 and $1,441,718 and shares
  outstanding of 84,041,925, 19,912,256, 399,329,548 and
  145,342,613, respectively.................................... $         9.47  $         8.47  $        11.25  $         9.92
                                                                ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED....................................  1,000,000,000   1,000,000,000   1,500,000,000   1,500,000,000
                                                                ==============  ==============  ==============  ==============
Investments in Affiliated Investment Companies at Cost......... $      666,024  $           --  $           --  $           --
                                                                ==============  ==============  ==============  ==============
Investments at Cost............................................ $      151,529  $      182,846  $    4,614,951  $    1,441,232
                                                                ==============  ==============  ==============  ==============
Foreign Currencies at Cost..................................... $           --  $           --  $           --  $           16
                                                                ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $      818,033  $      183,480  $    4,643,226  $    1,453,285
Total Distributable Earnings (Loss)............................        (21,737)        (14,832)       (151,900)        (11,567)
                                                                --------------  --------------  --------------  --------------
NET ASSETS..................................................... $      796,296  $      168,648  $    4,491,326  $    1,441,718
                                                                ==============  ==============  ==============  ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                     DFA
                                                                                 CALIFORNIA                     DFA SHORT-
                                                                 DFA MUNICIPAL    MUNICIPAL                        TERM
                                                                  REAL RETURN    REAL RETURN  DFA MUNICIPAL     MUNICIPAL
                                                                   PORTFOLIO      PORTFOLIO   BOND PORTFOLIO  BOND PORTFOLIO
                                                                --------------  ------------  --------------  --------------
ASSETS:
Investments at Value........................................... $      838,596  $    117,836  $      446,806  $    2,514,370
Cash...........................................................         18,831         3,359             534           6,942
Receivables:
   Dividends and Interest......................................          8,717         1,554           5,779          33,468
   Fund Shares Sold............................................          1,265           146           1,187           2,022
Unrealized Gain on Swap Contracts..............................         14,183           464              --              --
Prepaid Expenses and Other Assets..............................             28            12              23              60
                                                                --------------  ------------  --------------  --------------
       Total Assets............................................        881,620       123,371         454,329       2,556,862
                                                                --------------  ------------  --------------  --------------
LIABILITIES:
Payables:
   Investment Securities Purchased.............................         13,722           518              --              --
   Fund Shares Redeemed........................................            983           125             783           3,022
   Due to Advisor..............................................            147            11              66             434
   Due to Broker...............................................             25            --              --              --
Unrealized Loss on Swap Contracts..............................            962           326              --              --
Accrued Expenses and Other Liabilities.........................             71            23              33             149
                                                                --------------  ------------  --------------  --------------
       Total Liabilities.......................................         15,910         1,003             882           3,605
                                                                --------------  ------------  --------------  --------------
NET ASSETS..................................................... $      865,710  $    122,368  $      453,447  $    2,553,257
                                                                ==============  ============  ==============  ==============
Institutional Class Shares -- based on net assets of $865,710;
  $122,368; $453,447 and $2,553,257 and shares outstanding
  of 89,180,956, 12,489,698, 45,539,594 and 252,675,437,
  respectively................................................. $         9.71  $       9.80  $         9.96  $        10.10
                                                                ==============  ============  ==============  ==============
NUMBER OF SHARES AUTHORIZED....................................  1,000,000,000   500,000,000   1,000,000,000   1,500,000,000
                                                                ==============  ============  ==============  ==============
Investments at Cost............................................ $      860,767  $    120,318  $      454,095  $    2,528,229
                                                                ==============  ============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $      877,039  $    124,671  $      460,618  $    2,566,538
Total Distributable Earnings (Loss)............................        (11,329)       (2,303)         (7,171)        (13,281)
                                                                --------------  ------------  --------------  --------------
NET ASSETS..................................................... $      865,710  $    122,368  $      453,447  $    2,553,257
                                                                ==============  ============  ==============  ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                      DFA                        DFA CALIFORNIA
                                                                                 INTERMEDIATE-   DFA CALIFORNIA  INTERMEDIATE-
                                                                                      TERM         SHORT-TERM         TERM
                                                                                   MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                                                 BOND PORTFOLIO  BOND PORTFOLIO  BOND PORTFOLIO
                                                                                 --------------  --------------  --------------
ASSETS:
Investments at Value............................................................ $    1,756,946  $    1,150,991  $      427,751
Cash............................................................................          1,063          24,460          10,227
Receivables:
   Investment Securities Sold...................................................         17,254              --              --
   Dividends and Interest.......................................................         20,837          14,187           5,494
   Fund Shares Sold.............................................................          4,097           1,399             274
Prepaid Expenses and Other Assets...............................................             28              24              16
                                                                                 --------------  --------------  --------------
       Total Assets.............................................................      1,800,225       1,191,061         443,762
                                                                                 --------------  --------------  --------------
LIABILITIES:
Payables:
   Investment Securities Purchased..............................................             --           4,689           2,997
   Fund Shares Redeemed.........................................................         17,153             381           5,113
   Due to Advisor...............................................................            306             197              74
Accrued Expenses and Other Liabilities..........................................             86              61              29
                                                                                 --------------  --------------  --------------
       Total Liabilities........................................................         17,545           5,328           8,213
                                                                                 --------------  --------------  --------------
NET ASSETS...................................................................... $    1,782,680  $    1,185,733  $      435,549
                                                                                 ==============  ==============  ==============
Institutional Class Shares -- based on net assets of $1,782,680; $1,185,733 and
  $435,549 and shares outstanding of 179,463,561, 115,905,144 and
  42,162,130, respectively...................................................... $         9.93  $        10.23  $        10.33
                                                                                 ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.....................................................  1,500,000,000   1,000,000,000   1,000,000,000
                                                                                 ==============  ==============  ==============
Investments at Cost............................................................. $    1,783,012  $    1,155,011  $      431,599
                                                                                 ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................. $    1,808,328  $    1,189,596  $      439,281
Total Distributable Earnings (Loss).............................................        (25,648)         (3,863)         (3,732)
                                                                                 --------------  --------------  --------------
NET ASSETS...................................................................... $    1,782,680  $    1,185,733  $      435,549
                                                                                 ==============  ==============  ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                            DFA NY          DFA MN
                                                                                          MUNICIPAL       MUNICIPAL
                                                                                        BOND PORTFOLIO  BOND PORTFOLIO
                                                                                        --------------  --------------
ASSETS:
Investments at Value................................................................... $       98,421   $     65,434
Cash...................................................................................          2,823          1,447
Receivables:
   Dividends and Interest..............................................................          1,242            746
   Fund Shares Sold....................................................................             10             45
Prepaid Expenses and Other Assets......................................................              7              9
                                                                                        --------------   ------------
       Total Assets....................................................................        102,503         67,681
                                                                                        --------------   ------------
LIABILITIES:
Payables:
   Investment Securities Purchased.....................................................          2,024            807
   Fund Shares Redeemed................................................................             24            537
   Due to Advisor......................................................................             12             11
Accrued Expenses and Other Liabilities.................................................             11              8
                                                                                        --------------   ------------
       Total Liabilities...............................................................          2,071          1,363
                                                                                        --------------   ------------
NET ASSETS............................................................................. $      100,432   $     66,318
                                                                                        ==============   ============
Institutional Class Shares -- based on net assets of $ 100,432 and $ 66,318 and shares
  outstanding of 9,948,380 and 6,816,187, respectively................................. $        10.10   $       9.73
                                                                                        ==============   ============
NUMBER OF SHARES AUTHORIZED............................................................  1,000,000,000    500,000,000
                                                                                        ==============   ============
Investments at Cost.................................................................... $       99,060   $     67,153
                                                                                        ==============   ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $      101,053   $     68,048
Total Distributable Earnings (Loss)....................................................           (621)        (1,730)
                                                                                        --------------   ------------
NET ASSETS............................................................................. $      100,432   $     66,318
                                                                                        ==============   ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                DFA
                                                                              DFA TWO-YEAR  SELECTIVELY  DFA FIVE-YEAR
                                                                 DFA ONE-YEAR GLOBAL FIXED HEDGED GLOBAL GLOBAL FIXED
                                                                 FIXED INCOME    INCOME    FIXED INCOME     INCOME
                                                                  PORTFOLIO#   PORTFOLIO#   PORTFOLIO#    PORTFOLIO#
                                                                 ------------ ------------ ------------- -------------
INVESTMENT INCOME
   Interest.....................................................   $151,197     $102,509     $ 21,284      $ 191,556
   Income from Securities Lending...............................        571          355           35            146
                                                                   --------     --------     --------      ---------
          Total Investment Income...............................    151,768      102,864       21,319        191,702
                                                                   --------     --------     --------      ---------
EXPENSES
   Investment Management Fees...................................     11,832        8,119        1,789         36,815
   Accounting & Transfer Agent Fees.............................        509          460           87          1,478
   Custodian Fees...............................................        164          149           35            605
   Filing Fees..................................................        253          186           50            431
   Shareholders' Reports........................................        233          164           35            537
   Directors'/Trustees' Fees & Expenses.........................         32           22            5             59
   Professional Fees............................................        114           85           22            225
   Other........................................................        174          139           29            346
                                                                   --------     --------     --------      ---------
          Total Expenses........................................     13,311        9,324        2,052         40,496
                                                                   --------     --------     --------      ---------
   Fees Paid Indirectly (Note C)................................         --         (151)         (15)          (525)
                                                                   --------     --------     --------      ---------
   Net Expenses.................................................     13,311        9,173        2,037         39,971
                                                                   --------     --------     --------      ---------
   NET INVESTMENT INCOME (LOSS).................................    138,457       93,691       19,282        151,731
                                                                   --------     --------     --------      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................    (17,244)     (43,407)      (8,987)      (204,764)
       Affiliated Investment Companies Shares Sold..............        (27)          (5)          (2)           (17)
       Foreign Currency Transactions............................         --         (217)         (89)         5,633
       Forward Currency Contracts...............................         --       63,372       24,270        536,489
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............    (21,946)     (51,466)     (28,811)      (587,143)
       Affiliated Investment Companies Shares...................         17            3           --              3
       Translation of Foreign Currency Denominated Amounts......         --          (34)         (17)          (821)
       Forward Currency Contracts...............................         --      (12,380)       8,093        152,598
                                                                   --------     --------     --------      ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................    (39,200)     (44,134)      (5,543)       (98,022)
                                                                   --------     --------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.   $ 99,257     $ 49,557     $ 13,739      $  53,709
                                                                   ========     ========     ========      =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                    DFA WORLD EX                DFA
                                                                        U.S.     DFA SHORT- INTERMEDIATE  DFA SHORT-
                                                                     GOVERNMENT     TERM     GOVERNMENT  TERM EXTENDED
                                                                    FIXED INCOME GOVERNMENT FIXED INCOME    QUALITY
                                                                     PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO#
                                                                    ------------ ---------- ------------ -------------
INVESTMENT INCOME
   Interest........................................................   $ 11,821    $ 38,911   $ 113,693     $ 115,080
   Income from Securities Lending..................................         --          --          --           268
                                                                      --------    --------   ---------     ---------
          Total Investment Income..................................     11,821      38,911     113,693       115,348
                                                                      --------    --------   ---------     ---------
EXPENSES
   Investment Management Fees......................................      1,870       3,878       4,839        11,628
   Accounting & Transfer Agent Fees................................         78         200         644           593
   Custodian Fees..................................................         62          24          49           115
   Filing Fees.....................................................         57          72         134           167
   Shareholders' Reports...........................................         38          81         185           229
   Directors'/Trustees' Fees & Expenses............................          4           9          19            23
   Professional Fees...............................................         15          33          69            90
   Other...........................................................         24          50         106           130
                                                                      --------    --------   ---------     ---------
          Total Expenses...........................................      2,148       4,347       6,045        12,975
                                                                      --------    --------   ---------     ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)............................        (70)         --          --          (185)
   Fees Paid Indirectly (Note C)...................................        (64)         --          --            --
                                                                      --------    --------   ---------     ---------
   Net Expenses....................................................      2,014       4,347       6,045        12,790
                                                                      --------    --------   ---------     ---------
   NET INVESTMENT INCOME (LOSS)....................................      9,807      34,564     107,648       102,558
                                                                      --------    --------   ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................     21,129      (8,657)    (29,472)      (19,815)
       Affiliated Investment Companies Shares Sold.................         --          --          --            (2)
       Foreign Currency Transactions...............................        127          --          --          (372)
       Forward Currency Contracts..................................     48,335          --          --        87,752
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (60,943)    (39,753)   (192,885)     (166,633)
       Affiliated Investment Companies Shares......................         --          --          --             2
       Translation of Foreign Currency Denominated Amounts.........       (370)         --          --          (182)
       Forward Currency Contracts..................................      7,776          --          --        11,894
                                                                      --------    --------   ---------     ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     16,054     (48,410)   (222,357)      (87,356)
                                                                      --------    --------   ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....   $ 25,861    $(13,846)  $(114,709)    $  15,202
                                                                      ========    ========   =========     =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                  DFA
                                                             INTERMEDIATE-                      DFA
                                                             TERM EXTENDED DFA TARGETED     GLOBAL CORE            DFA
                                                                QUALITY       CREDIT        PLUS FIXED         INVESTMENT
                                                              PORTFOLIO#    PORTFOLIO#  INCOME PORTFOLIO(A) GRADE PORTFOLIO #
                                                             ------------- ------------ ------------------- -----------------
INVESTMENT INCOME
Income Distributions........................................          --           --              --           $       2
                                                               ---------     --------        --------           ---------
          Total Investment Income...........................          --           --              --                   2
                                                               ---------     --------        --------           ---------
FUND INVESTMENT INCOME
   Interest.................................................   $  62,739     $ 14,378        $  7,656             235,136
   Income from Securities Lending...........................         380           80              23               1,275
                                                               ---------     --------        --------           ---------
          Total Fund Investment Income......................      63,119       14,458           7,679             236,411
                                                               ---------     --------        --------           ---------
EXPENSES
   Investment Management Fees...............................       3,683        1,121             907              17,054
   Accounting & Transfer Agent Fees.........................         147           82              27                 665
   Custodian Fees...........................................          10           11              17                  52
   Filing Fees..............................................          75           58              83                 381
   Shareholders' Reports....................................          69           30              16                 297
   Directors'/Trustees' Fees & Expenses.....................           7            3              --                  35
   Professional Fees........................................          29           10               6                 127
   Organizational & Offering Costs..........................          --           --              52                  --
   Other....................................................          43           13               7                 192
                                                               ---------     --------        --------           ---------
          Total Expenses....................................       4,063        1,328           1,115              18,803
                                                               ---------     --------        --------           ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............         (12)        (148)            (54)                (42)
                                                               ---------     --------        --------           ---------
   Net Expenses.............................................       4,051        1,180           1,061              18,761
                                                               ---------     --------        --------           ---------
   NET INVESTMENT INCOME (LOSS).............................      59,068       13,278           6,618             217,652
                                                               ---------     --------        --------           ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.........................     (14,076)        (807)           (629)            (35,141)
       Affiliated Investment Companies Shares Sold..........         (20)          (2)         (2,559)                (85)
       Foreign Currency Transactions........................          --            6            (197)                (99)
       Forward Currency Contracts...........................          --        4,180          20,855              13,170
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...........    (110,775)     (20,100)        (32,027)           (402,382)
       Affiliated Investment Companies Shares...............           4            1              (1)                 18
       Translation of Foreign Currency Denominated
         Amounts............................................          --          (18)           (102)                 (7)
       Forward Currency Contracts...........................          --        3,019           7,407               2,028
                                                               ---------     --------        --------           ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................    (124,867)     (13,721)         (7,253)           (422,498)
                                                               ---------     --------        --------           ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $ (65,799)    $   (443)       $   (635)          $(204,846)
                                                               =========     ========        ========           =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.
(a)The Portfolio commenced operations on January 11, 2018.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                             DFA                DFA INFLATION-  DFA SHORT-
                                                                         DIVERSIFIED              PROTECTED    DURATION REAL
                                                                         FIXED INCOME DFA LTIP    SECURITIES      RETURN
                                                                          PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO#
                                                                         ------------ --------- -------------- -------------
INVESTMENT INCOME
Income Distributions....................................................   $  9,806         --           --            --
                                                                           --------   --------    ---------      --------
          Total Investment Income.......................................      9,806         --           --            --
                                                                           --------   --------    ---------      --------
FUND INVESTMENT INCOME
   Interest.............................................................      3,962   $  5,974    $ 142,686      $ 25,535
   Income from Securities Lending.......................................         --         --           --           160
                                                                           --------   --------    ---------      --------
          Total Fund Investment Income..................................      3,962      5,974      142,686        25,695
                                                                           --------   --------    ---------      --------
EXPENSES
   Investment Management Fees...........................................        839        163        4,557         2,554
   Accounting & Transfer Agent Fees.....................................         27         12          316           122
   Custodian Fees.......................................................          2          2           48            46
   Filing Fees..........................................................        108         26          146            94
   Shareholders' Reports................................................         24         10          161            68
   Directors'/Trustees' Fees & Expenses.................................          3         --           19             4
   Professional Fees....................................................          5          5           66            24
   Other................................................................          4          4          101            29
                                                                           --------   --------    ---------      --------
          Total Expenses................................................      1,012        222        5,414         2,941
                                                                           --------   --------    ---------      --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................       (752)        22           --            20
                                                                           --------   --------    ---------      --------
   Net Expenses.........................................................        260        244        5,414         2,961
                                                                           --------   --------    ---------      --------
   NET INVESTMENT INCOME (LOSS).........................................     13,508      5,730      137,272        22,734
                                                                           --------   --------    ---------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment Securities.......        302         --           --            --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................       (403)       862      (14,593)       (4,509)
       Affiliated Investment Companies Shares Sold......................         --         --           --            (4)
       Swap Contracts...................................................         --         --           --         2,092
       Foreign Currency Transactions....................................         --         --           --            (4)
       Forward Currency Contracts.......................................         --         --           --        17,453
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................     (3,675)   (17,426)    (194,604)      (35,170)
       Affiliated Investment Companies Shares...........................    (15,638)        --           --             1
       Swap Contracts...................................................         --         --           --         3,426
       Translation of Foreign Currency Denominated Amounts..............         --         --           --           (22)
       Forward Currency Contracts.......................................         --         --           --         2,070
                                                                           --------   --------    ---------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    (19,414)   (16,564)    (209,197)      (14,667)
                                                                           --------   --------    ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $ (5,906)  $(10,834)   $ (71,925)     $  8,067
                                                                           ========   ========    =========      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                      DFA
                                                                                   CALIFORNIA                   DFA SHORT-
                                                                    DFA MUNICIPAL  MUNICIPAL                       TERM
                                                                     REAL RETURN  REAL RETURN  DFA MUNICIPAL    MUNICIPAL
                                                                      PORTFOLIO   PORTFOLIO(A) BOND PORTFOLIO BOND PORTFOLIO
                                                                    ------------- ------------ -------------- --------------
INVESTMENT INCOME
   Interest........................................................   $ 14,095      $ 1,378       $ 6,603        $ 33,389
                                                                      --------      -------       -------        --------
          Total Investment Income..................................     14,095        1,378         6,603          33,389
                                                                      --------      -------       -------        --------
EXPENSES
   Investment Management Fees......................................      1,616          172           823           5,162
   Accounting & Transfer Agent Fees................................         52            8            27             171
   Custodian Fees..................................................         36            9             5              27
   Filing Fees.....................................................         66           21            63             146
   Shareholders' Reports...........................................         23            7            15              62
   Directors'/Trustees' Fees & Expenses............................          3           --             1              10
   Professional Fees...............................................         15            2             5              36
   Organizational & Offering Costs.................................         --           59            --              --
   Other...........................................................        175            8            13              59
                                                                      --------      -------       -------        --------
          Total Expenses...........................................      1,986          286           952           5,673
                                                                      --------      -------       -------        --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)............................         --          (22)           (5)             --
   Fees Paid Indirectly (Note C)...................................        (74)         (13)          (31)           (180)
                                                                      --------      -------       -------        --------
   Net Expenses....................................................      1,912          251           916           5,493
                                                                      --------      -------       -------        --------
   NET INVESTMENT INCOME (LOSS)....................................     12,183        1,127         5,687          27,896
                                                                      --------      -------       -------        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................       (758)          --            (6)            (31)
       Swap Contracts..............................................        747           --            --              --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (25,235)      (2,482)       (8,949)        (20,244)
       Swap Contracts..............................................      5,402          138            --              --
                                                                      --------      -------       -------        --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................    (19,844)      (2,344)       (8,955)        (20,275)
                                                                      --------      -------       -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....   $ (7,661)     $(1,217)      $(3,268)       $  7,621
                                                                      ========      =======       =======        ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on November 1, 2017.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                              DFA                      DFA CALIFORNIA
                                                                         INTERMEDIATE-  DFA CALIFORNIA INTERMEDIATE-
                                                                              TERM        SHORT-TERM        TERM
                                                                           MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                                         BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO
                                                                         -------------- -------------- --------------
INVESTMENT INCOME
   Interest.............................................................    $ 30,370       $ 13,538       $ 6,690
                                                                            --------       --------       -------
          Total Investment Income.......................................      30,370         13,538         6,690
                                                                            --------       --------       -------
EXPENSES
   Investment Management Fees...........................................       3,509          2,193           802
   Accounting & Transfer Agent Fees.....................................         127             62            27
   Custodian Fees.......................................................          18             12             4
   Filing Fees..........................................................         114             57            34
   Shareholders' Reports................................................          52             24            13
   Directors'/Trustees' Fees & Expenses.................................           7              4             1
   Professional Fees....................................................          25             15             5
   Other................................................................          50             25            13
                                                                            --------       --------       -------
          Total Expenses................................................       3,902          2,392           899
                                                                            --------       --------       -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................          23             --             9
   Fees Paid Indirectly (Note C)........................................        (121)           (81)          (28)
                                                                            --------       --------       -------
   Net Expenses.........................................................       3,804          2,311           880
                                                                            --------       --------       -------
   NET INVESTMENT INCOME (LOSS).........................................      26,566         11,227         5,810
                                                                            --------       --------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................         (92)           (96)          (13)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................     (44,920)        (8,418)       (9,087)
                                                                            --------       --------       -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................     (45,012)        (8,514)       (9,100)
                                                                            --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........    $(18,446)      $  2,713       $(3,290)
                                                                            ========       ========       =======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                  DFA NY         DFA MN
                                                                                                MUNICIPAL      MUNICIPAL
                                                                                              BOND PORTFOLIO BOND PORTFOLIO
                                                                                              -------------- --------------
INVESTMENT INCOME
   Interest..................................................................................    $ 1,347        $   911
                                                                                                 -------        -------
          Total Investment Income............................................................      1,347            911
                                                                                                 -------        -------
EXPENSES
   Investment Management Fees................................................................        187            162
   Accounting & Transfer Agent Fees..........................................................          8              5
   Custodian Fees............................................................................          2              1
   Filing Fees...............................................................................         20             13
   Shareholders' Reports.....................................................................          8              6
   Professional Fees.........................................................................          2             --
   Organizational & Offering Costs...........................................................         --             55
   Other.....................................................................................          2              3
                                                                                                 -------        -------
          Total Expenses.....................................................................        229            245
                                                                                                 -------        -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
     (Note C)................................................................................          5            (37)
   Fees Paid Indirectly (Note C).............................................................        (10)            (6)
                                                                                                 -------        -------
   Net Expenses..............................................................................        224            202
                                                                                                 -------        -------
   NET INVESTMENT INCOME (LOSS)..............................................................      1,123            709
                                                                                                 -------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..........................................................         (8)           (27)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency............................................     (1,345)        (1,420)
                                                                                                 -------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................     (1,353)        (1,447)
                                                                                                 -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................    $  (230)       $  (738)
                                                                                                 =======        =======

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)


                                                                       DFA ONE-YEAR FIXED       DFA TWO-YEAR GLOBAL
                                                                        INCOME PORTFOLIO       FIXED INCOME PORTFOLIO
                                                                    ------------------------  -----------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                       ENDED        ENDED        ENDED        ENDED
                                                                      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                       2018         2017         2018         2017
                                                                    -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   138,457  $    78,106  $    93,691  $   60,188
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     (17,244)      (3,170)     (43,407)     (9,125)
       Affiliated Investment Companies Shares Sold.................         (27)          (5)          (5)         10
       Foreign Currency Transactions...............................          --           --         (217)         (6)
       Forward Currency Contracts..................................          --           --       63,372     (15,260)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     (21,946)     (11,738)     (51,466)    (12,838)
       Affiliated Investment Companies Shares......................          17          (10)           3         (11)
       Translation of Foreign Currency Denominated Amounts.........          --           --          (34)       (181)
       Forward Currency Contracts..................................          --           --      (12,380)     25,152
                                                                    -----------  -----------  -----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................      99,257       63,183       49,557      47,929
                                                                    -----------  -----------  -----------  ----------
Distributions:^
   Institutional Class Shares......................................    (134,236)     (76,161)     (67,032)    (46,352)
                                                                    -----------  -----------  -----------  ----------
       Total Distributions.........................................    (134,236)     (76,161)     (67,032)    (46,352)
                                                                    -----------  -----------  -----------  ----------
Capital Share Transactions (1):
   Shares Issued...................................................   4,214,515    3,802,547    1,406,818   1,413,377
   Shares Issued in Lieu of Cash Distributions.....................     124,874       70,974       61,604      42,763
   Shares Redeemed.................................................  (3,792,350)  (3,388,321)  (1,061,658)   (980,824)
                                                                    -----------  -----------  -----------  ----------
       Net Increase (Decrease) from Capital Share
         Transactions..............................................     547,039      485,200      406,764     475,316
                                                                    -----------  -----------  -----------  ----------
       Total Increase (Decrease) in Net Assets.....................     512,060      472,222      389,289     476,893
NET ASSETS
   Beginning of Year...............................................   7,458,011    6,985,789    5,201,650   4,724,757
                                                                    -----------  -----------  -----------  ----------
   End of Year..................................................... $ 7,970,071  $ 7,458,011  $ 5,590,939  $5,201,650
                                                                    ===========  ===========  ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     410,649      369,200      141,973     141,855
   Shares Issued in Lieu of Cash Distributions.....................      12,179        6,893        6,228       4,302
   Shares Redeemed.................................................    (369,575)    (328,963)    (107,140)    (98,424)
                                                                    -----------  -----------  -----------  ----------
       Net Increase (Decrease) from Shares Issued and
         Redeemed..................................................      53,253       47,130       41,061      47,733
                                                                    ===========  ===========  ===========  ==========

                                                                        DFA SELECTIVELY                DFA
                                                                      HEDGED GLOBAL FIXED    FIVE-YEAR GLOBAL FIXED
                                                                       INCOME PORTFOLIO         INCOME PORTFOLIO
                                                                    ----------------------  ------------------------
                                                                       YEAR        YEAR        YEAR         YEAR
                                                                       ENDED       ENDED       ENDED        ENDED
                                                                      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                       2018        2017        2018         2017
                                                                    ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   19,282  $   18,914  $   151,731  $   218,002
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     (8,987)      1,096     (204,764)       9,356
       Affiliated Investment Companies Shares Sold.................         (2)         --          (17)         (14)
       Foreign Currency Transactions...............................        (89)         32        5,633         (118)
       Forward Currency Contracts..................................     24,270      (1,675)     536,489      (29,234)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (28,811)     (6,683)    (587,143)    (135,610)
       Affiliated Investment Companies Shares......................         --          --            3          (11)
       Translation of Foreign Currency Denominated Amounts.........        (17)        (19)        (821)        (286)
       Forward Currency Contracts..................................      8,093        (893)     152,598       73,100
                                                                    ----------  ----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     13,739      10,772       53,709      135,185
                                                                    ----------  ----------  -----------  -----------
Distributions:^
   Institutional Class Shares......................................    (19,847)    (16,079)    (226,263)    (267,908)
                                                                    ----------  ----------  -----------  -----------
       Total Distributions.........................................    (19,847)    (16,079)    (226,263)    (267,908)
                                                                    ----------  ----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................    260,563     273,288    3,770,863    3,690,788
   Shares Issued in Lieu of Cash Distributions.....................     19,805      16,054      213,684      253,124
   Shares Redeemed.................................................   (201,281)   (135,061)  (2,766,123)  (2,323,448)
                                                                    ----------  ----------  -----------  -----------
       Net Increase (Decrease) from Capital Share
         Transactions..............................................     79,087     154,281    1,218,424    1,620,464
                                                                    ----------  ----------  -----------  -----------
       Total Increase (Decrease) in Net Assets.....................     72,979     148,974    1,045,870    1,487,741
NET ASSETS
   Beginning of Year...............................................  1,137,725     988,751   14,085,116   12,597,375
                                                                    ----------  ----------  -----------  -----------
   End of Year..................................................... $1,210,704  $1,137,725  $15,130,986  $14,085,116
                                                                    ==========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     27,307      28,488      346,747      336,497
   Shares Issued in Lieu of Cash Distributions.....................      2,085       1,704       19,638       23,294
   Shares Redeemed.................................................    (21,084)    (14,096)    (254,450)    (211,994)
                                                                    ----------  ----------  -----------  -----------
       Net Increase (Decrease) from Shares Issued and
         Redeemed..................................................      8,308      16,096      111,935      147,797
                                                                    ==========  ==========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      DFA WORLD EX U.S.
                                                                       GOVERNMENT FIXED        DFA SHORT-TERM
                                                                       INCOME PORTFOLIO     GOVERNMENT PORTFOLIO
                                                                    ---------------------  ----------------------
                                                                       YEAR       YEAR        YEAR        YEAR
                                                                       ENDED      ENDED       ENDED       ENDED
                                                                      OCT 31,    OCT 31,     OCT 31,     OCT 31,
                                                                       2018       2017        2018        2017
                                                                    ----------  ---------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $  9,807 $      8,807  $   34,564  $   25,234
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     21,129     (7,868)     (8,657)       (293)
       Affiliated Investment Companies Shares Sold.................         --         --          --          --
       Foreign Currency Transactions...............................        127         88          --          --
       Forward Currency Contracts..................................     48,335    (35,520)         --          --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (60,943)    41,145     (39,753)    (26,421)
       Affiliated Investment Companies Shares......................         --         --          --          --
       Translation of Foreign Currency Denominated Amounts.........       (370)       371          --          --
       Forward Currency Contracts..................................      7,776      5,671          --          --
                                                                    ----------  ---------  ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     25,861     12,694     (13,846)     (1,480)
                                                                    ----------  ---------  ----------  ----------
Distributions:^
   Institutional Class Shares......................................     (1,574)   (21,249)    (32,064)    (29,827)
                                                                    ----------  ---------  ----------  ----------
       Total Distributions.........................................     (1,574)   (21,249)    (32,064)    (29,827)
                                                                    ----------  ---------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued...................................................    311,042    310,507     651,375     656,942
   Shares Issued in Lieu of Cash Distributions.....................      1,534     20,926      29,939      27,900
   Shares Redeemed.................................................   (144,466)  (161,902)   (552,871)   (526,204)
                                                                    ----------  ---------  ----------  ----------
       Net Increase (Decrease) from Capital Share
         Transactions..............................................    168,110    169,531     128,443     158,638
                                                                    ----------  ---------  ----------  ----------
       Total Increase (Decrease) in Net Assets.....................    192,397    160,976      82,533     127,331
NET ASSETS
   Beginning of Year...............................................    933,640    772,664   2,221,841   2,094,510
                                                                    ----------  ---------  ----------  ----------
   End of Year..................................................... $1,126,037  $ 933,640  $2,304,374  $2,221,841
                                                                    ==========  =========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     30,234     30,894      62,307      61,811
   Shares Issued in Lieu of Cash Distributions.....................        149      2,118       2,871       2,635
   Shares Redeemed.................................................    (14,028)   (16,144)    (52,932)    (49,508)
                                                                    ----------  ---------  ----------  ----------
       Net Increase (Decrease) from Shares Issued and
         Redeemed..................................................     16,355     16,868      12,246      14,938
                                                                    ==========  =========  ==========  ==========

                                                                       DFA INTERMEDIATE                DFA
                                                                       GOVERNMENT FIXED        SHORT-TERM EXTENDED
                                                                       INCOME PORTFOLIO         QUALITY PORTFOLIO
                                                                    ----------------------  ------------------------
                                                                       YEAR        YEAR        YEAR         YEAR
                                                                       ENDED       ENDED       ENDED        ENDED
                                                                      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                                       2018        2017        2018         2017
                                                                    ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $  107,648  $   86,271  $   102,558  $    95,353
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................    (29,472)      5,070      (19,815)       4,711
       Affiliated Investment Companies Shares Sold.................         --          --           (2)          13
       Foreign Currency Transactions...............................         --          --         (372)         (12)
       Forward Currency Contracts..................................         --          --       87,752       (5,021)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................   (192,885)   (118,697)    (166,633)     (38,269)
       Affiliated Investment Companies Shares......................         --          --            2          (12)
       Translation of Foreign Currency Denominated Amounts.........         --          --         (182)         (28)
       Forward Currency Contracts..................................         --          --       11,894        9,166
                                                                    ----------  ----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................   (114,709)    (27,356)      15,202       65,901
                                                                    ----------  ----------  -----------  -----------
Distributions:^
   Institutional Class Shares......................................   (107,136)    (95,222)    (104,210)     (84,616)
                                                                    ----------  ----------  -----------  -----------
       Total Distributions.........................................   (107,136)    (95,222)    (104,210)     (84,616)
                                                                    ----------  ----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................................  1,241,223   1,485,982    1,708,188    1,860,954
   Shares Issued in Lieu of Cash Distributions.....................    101,281      89,994      102,004       82,823
   Shares Redeemed.................................................   (785,830)   (635,193)  (1,630,889)  (1,088,768)
                                                                    ----------  ----------  -----------  -----------
       Net Increase (Decrease) from Capital Share
         Transactions..............................................    556,674     940,783      179,303      855,009
                                                                    ----------  ----------  -----------  -----------
       Total Increase (Decrease) in Net Assets.....................    334,829     818,205       90,295      836,294
NET ASSETS
   Beginning of Year...............................................  4,629,841   3,811,636    5,559,764    4,723,470
                                                                    ----------  ----------  -----------  -----------
   End of Year..................................................... $4,964,670  $4,629,841  $ 5,650,059  $ 5,559,764
                                                                    ==========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................    102,427     119,215      159,261      172,020
   Shares Issued in Lieu of Cash Distributions.....................      8,365       7,275        9,516        7,658
   Shares Redeemed.................................................    (64,976)    (51,024)    (152,282)    (100,624)
                                                                    ----------  ----------  -----------  -----------
       Net Increase (Decrease) from Shares Issued and
         Redeemed..................................................     45,816      75,466       16,495       79,054
                                                                    ==========  ==========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                          DFA INTERMEDIATE-
                                                                            TERM EXTENDED          DFA TARGETED
                                                                          QUALITY PORTFOLIO      CREDIT PORTFOLIO
                                                                       ----------------------  -------------------


                                                                          YEAR        YEAR       YEAR       YEAR
                                                                          ENDED       ENDED      ENDED      ENDED
                                                                         OCT 31,     OCT 31,    OCT 31,    OCT 31,
                                                                          2018        2017       2018       2017
                                                                       ----------  ----------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)....................................... $   59,068  $   47,210  $  13,278  $  9,907
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**.................................    (14,076)      5,720       (807)      793
       Affiliated Investment Companies Shares Sold....................        (20)         (2)        (2)       --
       Foreign Currency Transactions..................................         --          --          6        (7)
       Forward Currency Contracts.....................................         --          --      4,180      (137)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.....................   (110,775)    (17,528)   (20,100)   (1,972)
       Affiliated Investment Companies Shares.........................          4          (8)         1        (1)
       Translation of Foreign Currency Denominated Amounts............         --          --        (18)        3
       Forward Currency Contracts.....................................         --          --      3,019       844
                                                                       ----------  ----------  ---------  --------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations................................................    (65,799)     35,392       (443)    9,430
                                                                       ----------  ----------  ---------  --------
Distributions:^
       Institutional Class Shares.....................................    (63,709)    (48,777)   (14,525)   (9,264)
                                                                       ----------  ----------  ---------  --------
          Total Distributions.........................................    (63,709)    (48,777)   (14,525)   (9,264)
                                                                       ----------  ----------  ---------  --------
Capital Share Transactions (1):
   Shares Issued......................................................    594,054     671,617    254,756   228,033
   Shares Issued in Lieu of Cash Distributions........................     59,798      45,412     14,077     8,916
   Shares Redeemed....................................................   (547,044)   (312,794)  (116,673)  (79,106)
                                                                       ----------  ----------  ---------  --------
          Net Increase (Decrease) from Capital Share
            Transactions..............................................    106,808     404,235    152,160   157,843
                                                                       ----------  ----------  ---------  --------
          Total Increase (Decrease) in Net Assets.....................    (22,700)    390,850    137,192   158,009
NET ASSETS
   Beginning of Period................................................  1,804,891   1,414,041    514,588   356,579
                                                                       ----------  ----------  ---------  --------
   End of Period...................................................... $1,782,191  $1,804,891  $ 651,780  $514,588
                                                                       ==========  ==========  =========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued......................................................     56,798      62,563     25,763    22,826
   Shares Issued in Lieu of Cash Distributions........................      5,734       4,238      1,425       893
   Shares Redeemed....................................................    (52,724)    (29,251)   (11,815)   (7,910)
                                                                       ----------  ----------  ---------  --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..................................................      9,808      37,550     15,373    15,809
                                                                       ==========  ==========  =========  ========

                                                                          DFA GLOBAL
                                                                       CORE PLUS FIXED    DFA INVESTMENT GRADE
                                                                       INCOME PORTFOLIO         PORTFOLIO
                                                                       ---------------- ------------------------
                                                                            PERIOD
                                                                           JAN 11,
                                                                           2018(A)         YEAR         YEAR
                                                                              TO           ENDED        ENDED
                                                                           OCT 31,        OCT 31,      OCT 31,
                                                                             2018          2018         2017
                                                                       ---------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................................     $  6,618     $   217,652  $   165,935
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**.................................         (629)        (35,141)       4,461
       Affiliated Investment Companies Shares Sold....................       (2,559)            (85)           4
       Foreign Currency Transactions..................................         (197)            (99)          12
       Forward Currency Contracts.....................................       20,855          13,170       (4,776)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.....................      (32,027)       (402,382)     (83,455)
       Affiliated Investment Companies Shares.........................           (1)             18          (43)
       Translation of Foreign Currency Denominated Amounts............         (102)             (7)         (13)
       Forward Currency Contracts.....................................        7,407           2,028        2,226
                                                                           --------     -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations................................................         (635)       (204,846)      84,351
                                                                           --------     -----------  -----------
Distributions:^
       Institutional Class Shares.....................................       (2,471)       (212,294)    (150,794)
                                                                           --------     -----------  -----------
          Total Distributions.........................................       (2,471)       (212,294)    (150,794)
                                                                           --------     -----------  -----------
Capital Share Transactions (1):
   Shares Issued......................................................      627,094       3,474,177    3,121,375
   Shares Issued in Lieu of Cash Distributions........................        2,471         209,307      148,903
   Shares Redeemed....................................................      (34,134)     (2,812,841)  (1,212,334)
                                                                           --------     -----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions..............................................      595,431         870,643    2,057,944
                                                                           --------     -----------  -----------
          Total Increase (Decrease) in Net Assets.....................      592,325         453,503    1,991,501
NET ASSETS
   Beginning of Period................................................           --       8,185,290    6,193,789
                                                                           --------     -----------  -----------
   End of Period......................................................     $592,325     $ 8,638,793  $ 8,185,290
                                                                           ========     ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued......................................................       63,115         327,812      288,163
   Shares Issued in Lieu of Cash Distributions........................          250          19,784       13,835
   Shares Redeemed....................................................       (3,451)       (266,225)    (112,043)
                                                                           --------     -----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..................................................       59,914          81,371      189,955
                                                                           ========     ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      DFA DIVERSIFIED
                                                                        FIXED INCOME          DFA LTIP
                                                                         PORTFOLIO            PORTFOLIO
                                                                    -------------------  ------------------
                                                                      YEAR       YEAR      YEAR      YEAR
                                                                      ENDED      ENDED     ENDED     ENDED
                                                                     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                      2018       2017      2018      2017
                                                                    ---------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $  13,508  $  5,387  $  5,730  $  2,612
   Capital Gain Distributions Received from Investment
     Securities....................................................       302       215        --        --
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................      (403)      (50)      862       (56)
       Affiliated Investment Companies Shares Sold.................        --        --        --        --
       Swap Contracts..............................................        --        --        --        --
       Foreign Currency Transactions...............................        --        --        --        --
       Forward Currency Contracts..................................        --        --        --        --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (3,675)     (351)  (17,426)   (2,773)
       Affiliated Investment Companies Shares......................   (15,638)   (1,586)       --        --
       Swap Contracts..............................................        --        --        --        --
       Translation of Foreign Currency Denominated Amounts.........        --        --        --        --
       Forward Currency Contracts..................................        --        --        --        --
                                                                    ---------  --------  --------  --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (5,906)    3,615   (10,834)     (217)
                                                                    ---------  --------  --------  --------
Distributions:^
       Institutional Class Shares..................................   (13,542)   (5,141)   (5,731)   (2,415)
                                                                    ---------  --------  --------  --------
          Total Distributions......................................   (13,542)   (5,141)   (5,731)   (2,415)
                                                                    ---------  --------  --------  --------
Capital Share Transactions (1):
   Shares Issued...................................................   467,593   477,812    93,798    73,479
   Shares Issued in Lieu of Cash Distributions.....................    13,539     5,141     5,731     2,415
   Shares Redeemed.................................................  (195,404)  (63,972)  (38,907)  (11,938)
                                                                    ---------  --------  --------  --------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................   285,728   418,981    60,622    63,956
                                                                    ---------  --------  --------  --------
          Total Increase (Decrease) in Net Assets..................   266,280   417,455    44,057    61,324
NET ASSETS
   Beginning of Year...............................................   530,016   112,561   124,591    63,267
                                                                    ---------  --------  --------  --------
   End of Year..................................................... $ 796,296  $530,016  $168,648  $124,591
                                                                    =========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................    48,776    48,977    10,137     7,955
   Shares Issued in Lieu of Cash Distributions.....................     1,413       529       612       265
   Shares Redeemed.................................................   (20,443)   (6,552)   (4,219)   (1,289)
                                                                    ---------  --------  --------  --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................    29,746    42,954     6,530     6,931
                                                                    =========  ========  ========  ========

                                                                         DFA INFLATION-
                                                                      PROTECTED SECURITIES     DFA SHORT-DURATION
                                                                           PORTFOLIO          REAL RETURN PORTFOLIO
                                                                    -----------------------  ----------------------
                                                                       YEAR         YEAR        YEAR        YEAR
                                                                       ENDED        ENDED       ENDED       ENDED
                                                                      OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                                       2018         2017        2018        2017
                                                                    -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   137,272  $   84,591  $   22,734  $   17,577
   Capital Gain Distributions Received from Investment
     Securities....................................................          --          --          --          --
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     (14,593)       (187)     (4,509)        765
       Affiliated Investment Companies Shares Sold.................          --          --          (4)          7
       Swap Contracts..............................................          --          --       2,092      (4,208)
       Foreign Currency Transactions...............................          --          --          (4)         23
       Forward Currency Contracts..................................          --          --      17,453      (2,531)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (194,604)    (85,390)    (35,170)     (5,924)
       Affiliated Investment Companies Shares......................          --          --           1          (9)
       Swap Contracts..............................................          --          --       3,426       6,736
       Translation of Foreign Currency Denominated Amounts.........          --          --         (22)         (8)
       Forward Currency Contracts..................................          --          --       2,070       3,618
                                                                    -----------  ----------  ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     (71,925)       (986)      8,067      16,046
                                                                    -----------  ----------  ----------  ----------
Distributions:^
       Institutional Class Shares..................................    (141,539)    (86,878)    (19,458)    (13,087)
                                                                    -----------  ----------  ----------  ----------
          Total Distributions......................................    (141,539)    (86,878)    (19,458)    (13,087)
                                                                    -----------  ----------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued...................................................   1,424,209   1,690,026     591,329     391,386
   Shares Issued in Lieu of Cash Distributions.....................     128,414      77,379      18,997      12,649
   Shares Redeemed.................................................  (1,207,134)   (834,307)   (287,635)   (191,532)
                                                                    -----------  ----------  ----------  ----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................     345,489     933,098     322,691     212,503
                                                                    -----------  ----------  ----------  ----------
          Total Increase (Decrease) in Net Assets..................     132,025     845,234     311,300     215,462
NET ASSETS
   Beginning of Year...............................................   4,359,301   3,514,067   1,130,418     914,956
                                                                    -----------  ----------  ----------  ----------
   End of Year..................................................... $ 4,491,326  $4,359,301  $1,441,718  $1,130,418
                                                                    ===========  ==========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     122,790     143,167      59,699      39,408
   Shares Issued in Lieu of Cash Distributions.....................      11,087       6,630       1,933       1,293
   Shares Redeemed.................................................    (104,237)    (70,815)    (29,051)    (19,296)
                                                                    -----------  ----------  ----------  ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................      29,640      78,982      32,581      21,405
                                                                    ===========  ==========  ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                 DFA CALIFORNIA
                                                                           DFA MUNICIPAL REAL    MUNICIPAL REAL
                                                                            RETURN PORTFOLIO    RETURN PORTFOLIO
                                                                          --------------------  ----------------
                                                                                                     PERIOD
                                                                                                    NOV 01,
                                                                            YEAR       YEAR         2017(A)
                                                                            ENDED      ENDED           TO
                                                                           OCT 31,    OCT 31,       OCT 31,
                                                                            2018       2017           2018
                                                                          ---------  ---------  ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................................... $12,183 $      8,457      $  1,127
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**....................................      (758)       (42)           --
       Swap Contracts....................................................       747     (1,007)           --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency........................   (25,235)       389        (2,482)
       Swap Contracts....................................................     5,402      2,646           138
                                                                          ---------  ---------      --------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations...................................................    (7,661)    10,443        (1,217)
                                                                          ---------  ---------      --------
Distributions:^
       Institutional Class Shares........................................   (12,044)    (8,396)       (1,086)
                                                                          ---------  ---------      --------
          Total Distributions............................................   (12,044)    (8,396)       (1,086)
                                                                          ---------  ---------      --------
Capital Share Transactions (1):
   Shares Issued.........................................................   410,521    363,496       145,121
   Shares Issued in Lieu of Cash Distributions...........................    12,037      8,370         1,086
   Shares Redeemed.......................................................  (253,964)  (131,077)      (21,536)
                                                                          ---------  ---------      --------
          Net Increase (Decrease) from Capital Share Transactions........   168,594    240,789       124,671
                                                                          ---------  ---------      --------
          Total Increase (Decrease) in Net Assets........................   148,889    242,836       122,368
NET ASSETS
   Beginning of Year.....................................................   716,821    473,985            --
                                                                          ---------  ---------      --------
   End of Year........................................................... $ 865,710  $ 716,821      $122,368
                                                                          =========  =========      ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................................    41,589     36,806        14,545
   Shares Issued in Lieu of Cash Distributions...........................     1,223        845           109
   Shares Redeemed.......................................................   (25,760)   (13,241)       (2,165)
                                                                          ---------  ---------      --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed.....................................................    17,052     24,410        12,489
                                                                          =========  =========      ========

                                                                                                   DFA SHORT-TERM
                                                                             DFA MUNICIPAL         MUNICIPAL BOND
                                                                             BOND PORTFOLIO           PORTFOLIO
                                                                          -------------------  ----------------------


                                                                            YEAR       YEAR       YEAR        YEAR
                                                                            ENDED      ENDED      ENDED       ENDED
                                                                           OCT 31,    OCT 31,    OCT 31,     OCT 31,
                                                                            2018       2017       2018        2017
                                                                          ---------  --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................................... $   5,687  $  3,406  $ 27,896 $      22,235
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**....................................        (6)      (23)        (31)         (1)
       Swap Contracts....................................................        --        --          --          --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency........................    (8,949)     (242)    (20,244)     (6,027)
       Swap Contracts....................................................        --        --          --          --
                                                                          ---------  --------  ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations...................................................    (3,268)    3,141       7,621      16,207
                                                                          ---------  --------  ----------  ----------
Distributions:^
       Institutional Class Shares........................................    (5,602)   (3,378)    (27,517)    (22,189)
                                                                          ---------  --------  ----------  ----------
          Total Distributions............................................    (5,602)   (3,378)    (27,517)    (22,189)
                                                                          ---------  --------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued.........................................................   264,400   224,318     906,692   1,110,957
   Shares Issued in Lieu of Cash Distributions...........................     5,583     3,376      26,799      21,505
   Shares Redeemed.......................................................  (159,604)  (96,240)   (892,279)   (698,520)
                                                                          ---------  --------  ----------  ----------
          Net Increase (Decrease) from Capital Share Transactions........   110,379   131,454      41,212     433,942
                                                                          ---------  --------  ----------  ----------
          Total Increase (Decrease) in Net Assets........................   101,509   131,217      21,316     427,960
NET ASSETS
   Beginning of Year.....................................................   351,938   220,721   2,531,941   2,103,981
                                                                          ---------  --------  ----------  ----------
   End of Year........................................................... $ 453,447  $351,938  $2,553,257  $2,531,941
                                                                          =========  ========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................................    26,315    22,146      89,489     109,168
   Shares Issued in Lieu of Cash Distributions...........................       557       332       2,647       2,111
   Shares Redeemed.......................................................   (15,893)   (9,512)    (88,080)    (68,675)
                                                                          ---------  --------  ----------  ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed.....................................................    10,979    12,966       4,056      42,604
                                                                          =========  ========  ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                                DFA CALIFORNIA
                                                               DFA INTERMEDIATE-     DFA CALIFORNIA SHORT-    INTERMEDIATE-TERM
                                                              TERM MUNICIPAL BOND            TERM               MUNICIPAL BOND
                                                                   PORTFOLIO        MUNICIPAL BOND PORTFOLIO      PORTFOLIO
                                                            ----------------------  ----------------------   -------------------
                                                               YEAR        YEAR        YEAR         YEAR       YEAR       YEAR
                                                               ENDED       ENDED       ENDED        ENDED      ENDED      ENDED
                                                              OCT 31,     OCT 31,     OCT 31,      OCT 31,    OCT 31,    OCT 31,
                                                               2018        2017        2018         2017       2018       2017
                                                            ----------  ----------  ----------   ----------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................ $   26,566  $   20,229  $   11,227   $    8,473  $   5,810  $  4,138
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**......................        (92)         (8)        (96)         (10)       (13)        3
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign Currency..........    (44,920)     (3,913)     (8,418)      (1,455)    (9,087)     (459)
                                                            ----------  ----------  ----------   ----------  ---------  --------
       Net Increase (Decrease) in Net Assets
         Resulting from Operations.........................    (18,446)     16,308       2,713        7,008     (3,290)    3,682
                                                            ----------  ----------  ----------   ----------  ---------  --------
Distributions:^
       Institutional Class Shares..........................    (26,332)    (20,181)    (11,064)      (8,471)    (5,751)   (4,115)
                                                            ----------  ----------  ----------   ----------  ---------  --------
          Total Distributions..............................    (26,332)    (20,181)    (11,064)      (8,471)    (5,751)   (4,115)
                                                            ----------  ----------  ----------   ----------  ---------  --------
Capital Share Transactions (1):
   Shares Issued...........................................    682,137     784,057     536,227      384,206    222,985   178,513
   Shares Issued in Lieu of Cash Distributions.............     25,243      19,346      10,947        8,432      5,676     4,051
   Shares Redeemed.........................................   (547,570)   (396,529)   (384,629)    (239,845)  (131,373)  (90,722)
                                                            ----------  ----------  ----------   ----------  ---------  --------
          Net Increase (Decrease) from Capital
            Share Transactions.............................    159,810     406,874     162,545      152,793     97,288    91,842
                                                            ----------  ----------  ----------   ----------  ---------  --------
          Total Increase (Decrease) in Net Assets..........    115,032     403,001     154,194      151,330     88,247    91,409
NET ASSETS
   Beginning of Year.......................................  1,667,648   1,264,647   1,031,539      880,209    347,302   255,893
                                                            ----------  ----------  ----------   ----------  ---------  --------
   End of Year............................................. $1,782,680  $1,667,648  $1,185,733   $1,031,539  $ 435,549  $347,302
                                                            ==========  ==========  ==========   ==========  =========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...........................................     67,950      77,473      52,277       37,348     21,398    17,004
   Shares Issued in Lieu of Cash Distributions.............      2,519       1,902       1,068          819        545       384
   Shares Redeemed.........................................    (54,612)    (39,157)    (37,491)     (23,320)   (12,613)   (8,657)
                                                            ----------  ----------  ----------   ----------  ---------  --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed............................     15,857      40,218      15,854       14,847      9,330     8,731
                                                            ==========  ==========  ==========   ==========  =========  ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                DFA NY MUNICIPAL    DFA MN MUNICIPAL
                                                                 BOND PORTFOLIO      BOND PORTFOLIO
                                                               ------------------  -----------------
                                                                                             PERIOD
                                                                                             JUL 25,
                                                                 YEAR      YEAR      YEAR    2017(A)
                                                                 ENDED     ENDED     ENDED     TO
                                                                OCT 31,   OCT 31,   OCT 31,  OCT 31,
                                                                 2018      2017      2018     2017
                                                               --------  --------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................... $  1,123  $    800  $    709  $   136
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**.........................       (8)       (2)      (27)      --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............   (1,345)       98    (1,420)    (299)
                                                               --------  --------  --------  -------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations.........................     (230)      896      (738)    (163)
                                                               --------  --------  --------  -------
Distributions:^
       Institutional Class Shares.............................   (1,109)     (796)     (698)    (131)
                                                               --------  --------  --------  -------
          Total Distributions.................................   (1,109)     (796)     (698)    (131)
                                                               --------  --------  --------  -------
Capital Share Transactions (1):
   Shares Issued..............................................   38,034    47,751    59,841   63,224
   Shares Issued in Lieu of Cash Distributions................    1,109       796       698      131
   Shares Redeemed............................................  (28,576)  (15,024)  (54,044)  (1,802)
                                                               --------  --------  --------  -------
          Net Increase (Decrease) from Capital Share
            Transactions......................................   10,567    33,523     6,495   61,553
                                                               --------  --------  --------  -------
          Total Increase (Decrease) in Net Assets.............    9,228    33,623     5,059   61,259
NET ASSETS
   Beginning of Year..........................................   91,204    57,581    61,259       --
                                                               --------  --------  --------  -------
   End of Year................................................ $100,432  $ 91,204  $ 66,318  $61,259
                                                               ========  ========  ========  =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..............................................    3,749     4,685     6,101    6,322
   Shares Issued in Lieu of Cash Distributions................      109        78        71       13
   Shares Redeemed............................................   (2,816)   (1,476)   (5,511)    (180)
                                                               --------  --------  --------  -------
          Net Increase (Decrease) from Shares Issued
            and Redeemed......................................    1,042     3,287       661    6,155
                                                               ========  ========  ========  =======

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note K in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                   ---------------------------------------------------------------
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                   OCT 31, 2018 OCT 31, 2017 OCT 31, 2016 OCT 31, 2015 OCT 31, 2014
                                   ------------ ------------ ------------ ------------ ------------
Net Asset Value, Beginning of
  Year............................  $    10.29   $    10.31   $    10.32   $    10.32   $    10.33
                                    ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................        0.18         0.11         0.07         0.04         0.03
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................       (0.06)       (0.02)          --         0.01           --
                                    ----------   ----------   ----------   ----------   ----------
       Total from Investment
         Operations...............        0.12         0.09         0.07         0.05         0.03
                                    ----------   ----------   ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..........       (0.17)       (0.11)       (0.07)       (0.04)       (0.03)
   Net Realized Gains.............          --           --        (0.01)       (0.01)       (0.01)
                                    ----------   ----------   ----------   ----------   ----------
       Total Distributions........       (0.17)       (0.11)       (0.08)       (0.05)       (0.04)
                                    ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Year......  $    10.24   $    10.29   $    10.31   $    10.32   $    10.32
                                    ==========   ==========   ==========   ==========   ==========
Total Return......................        1.22%        0.86%        0.70%        0.44%        0.28%
                                    ----------   ----------   ----------   ----------   ----------
Net Assets, End of Year
  (thousands).....................  $7,970,071   $7,458,011   $6,985,789   $7,306,008   $8,455,559
Ratio of Expenses to Average Net
  Assets..........................        0.17%        0.17%        0.17%        0.17%        0.17%
Ratio of Expenses to Average Net
  Assets (Excluding Fees Paid
  Indirectly).....................        0.17%        0.17%        0.17%        0.17%        0.17%
Ratio of Net Investment Income to
  Average Net Assets..............        1.76%        1.08%        0.69%        0.38%        0.30%
Portfolio Turnover Rate...........          68%          86%          64%          81%          72%
                                    ----------   ----------   ----------   ----------   ----------

                                              DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                   ---------------------------------------------------------------
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                   OCT 31, 2018 OCT 31, 2017 OCT 31, 2016 OCT 31, 2015 OCT 31, 2014
                                   ------------ ------------ ------------ ------------ ------------
Net Asset Value, Beginning of
  Year............................  $     9.99   $     9.99   $     9.96   $    10.02   $    10.06
                                    ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................        0.17         0.12         0.08         0.05         0.05
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................       (0.08)       (0.03)          --           --           --
                                    ----------   ----------   ----------   ----------   ----------
       Total from Investment
         Operations...............        0.09         0.09         0.08         0.05         0.05
                                    ----------   ----------   ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..........       (0.13)       (0.09)       (0.05)       (0.10)       (0.08)
   Net Realized Gains.............          --           --           --        (0.01)       (0.01)
                                    ----------   ----------   ----------   ----------   ----------
       Total Distributions........       (0.13)       (0.09)       (0.05)       (0.11)       (0.09)
                                    ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Year......  $     9.95   $     9.99   $     9.99   $     9.96   $    10.02
                                    ==========   ==========   ==========   ==========   ==========
Total Return......................        0.87%        0.95%        0.81%        0.56%        0.51%
                                    ----------   ----------   ----------   ----------   ----------
Net Assets, End of Year
  (thousands).....................  $5,590,939   $5,201,650   $4,724,757   $5,360,173   $6,188,952
Ratio of Expenses to Average Net
  Assets..........................        0.17%        0.17%        0.17%        0.18%        0.17%
Ratio of Expenses to Average Net
  Assets (Excluding Fees Paid
  Indirectly).....................        0.17%        0.17%        0.17%        0.18%        0.17%
Ratio of Net Investment Income to
  Average Net Assets..............        1.73%        1.21%        0.79%        0.54%        0.51%
Portfolio Turnover Rate...........          81%         121%          87%         125%          99%
                                    ----------   ----------   ----------   ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
                                   ----------------------------------------------------------
                                                               YEAR      YEAR
                                    YEAR ENDED   YEAR ENDED  ENDED OCT ENDED OCT   YEAR ENDED
                                   OCT 31, 2018 OCT 31, 2017 31, 2016  31, 2015   OCT 31, 2014
                                   ------------ ------------ --------- ---------  ------------
Net Asset Value, Beginning of
  Year............................  $     9.66   $     9.72  $   9.41  $  10.00    $    10.21
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................        0.15         0.17      0.17      0.15          0.15
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................       (0.04)       (0.08)     0.24     (0.59)        (0.22)
                                    ----------   ----------  --------  --------    ----------
       Total from Investment
         Operations...............        0.11         0.09      0.41     (0.44)        (0.07)
                                    ----------   ----------  --------  --------    ----------
Less Distributions:
-------------------
   Net Investment Income..........       (0.17)       (0.15)    (0.10)    (0.15)        (0.12)
   Net Realized Gains.............          --           --        --        --         (0.02)
                                    ----------   ----------  --------  --------    ----------
       Total Distributions........       (0.17)       (0.15)    (0.10)    (0.15)        (0.14)
                                    ----------   ----------  --------  --------    ----------
Net Asset Value, End of Year......  $     9.60   $     9.66  $   9.72  $   9.41    $    10.00
                                    ==========   ==========  ========  ========    ==========
Total Return......................        1.12%        1.00%     4.44%    (4.42%)       (0.72%)
                                    ----------   ----------  --------  --------    ----------
Net Assets, End of Year
  (thousands).....................  $1,210,704   $1,137,725  $988,751  $995,914    $1,099,647
Ratio of Expenses to Average Net
  Assets..........................        0.17%        0.17%     0.17%     0.17%         0.17%
Ratio of Expenses to Average Net
  Assets (Excluding Fees Paid
  Indirectly).....................        0.17%        0.17%     0.17%     0.17%         0.17%
Ratio of Net Investment Income to
  Average Net Assets..............        1.62%        1.77%     1.75%     1.55%         1.46%
Portfolio Turnover Rate...........          63%          52%       54%       56%           48%
                                    ----------   ----------  --------  --------    ----------

                                             DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                   ---------------------------------------------------------------

                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                   OCT 31, 2018 OCT 31, 2017 OCT 31, 2016 OCT 31, 2015 OCT 31, 2014
                                   ------------ ------------ ------------ ------------ ------------
Net Asset Value, Beginning of
  Year............................ $     11.03  $     11.16  $     11.08  $     11.06   $    11.14
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................        0.11         0.18         0.18         0.17         0.15
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................       (0.07)       (0.08)        0.10         0.07         0.05
                                   -----------  -----------  -----------  -----------   ----------
       Total from Investment
         Operations...............        0.04         0.10         0.28         0.24         0.20
                                   -----------  -----------  -----------  -----------   ----------
Less Distributions:
-------------------
   Net Investment Income..........       (0.16)       (0.19)       (0.17)       (0.20)       (0.13)
   Net Realized Gains.............       (0.01)       (0.04)       (0.03)       (0.02)       (0.15)
                                   -----------  -----------  -----------  -----------   ----------
       Total Distributions........       (0.17)       (0.23)       (0.20)       (0.22)       (0.28)
                                   -----------  -----------  -----------  -----------   ----------
Net Asset Value, End of Year...... $     10.90  $     11.03  $     11.16  $     11.08   $    11.06
                                   ===========  ===========  ===========  ===========   ==========
Total Return......................        0.38%        0.95%        2.63%        2.22%        1.90%
                                   -----------  -----------  -----------  -----------   ----------
Net Assets, End of Year
  (thousands)..................... $15,130,986  $14,085,116  $12,597,375  $11,237,965   $9,818,116
Ratio of Expenses to Average Net
  Assets..........................        0.27%        0.27%        0.27%        0.27%        0.27%
Ratio of Expenses to Average Net
  Assets (Excluding Fees Paid
  Indirectly).....................        0.27%        0.27%        0.27%        0.27%        0.27%
Ratio of Net Investment Income to
  Average Net Assets..............        1.03%        1.66%        1.60%        1.55%        1.34%
Portfolio Turnover Rate...........          67%          69%          41%          51%          62%
                                   -----------  -----------  -----------  -----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
                                   --------------------------------------------------  ------------
                                      YEAR       YEAR      YEAR      YEAR      YEAR       YEAR
                                      ENDED      ENDED     ENDED     ENDED     ENDED      ENDED
                                     OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                      2018       2017      2016      2015      2014       2018
                                   ----------  --------  --------  --------  --------  ----------
Net Asset Value, Beginning of
  Year............................ $    10.22  $  10.37  $  10.48  $  10.81  $  10.31  $    10.59
                                   ----------  --------  --------  --------  --------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................       0.10      0.10      0.11      0.14      0.19        0.16
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................       0.15      0.02      0.50      0.27      0.60       (0.22)
                                   ----------  --------  --------  --------  --------  ----------
       Total from Investment
         Operations...............       0.25      0.12      0.61      0.41      0.79       (0.06)
                                   ----------  --------  --------  --------  --------  ----------
Less Distributions:
-------------------
   Net Investment Income..........      (0.02)    (0.25)    (0.71)    (0.69)    (0.29)      (0.15)
   Net Realized Gains.............         --     (0.02)    (0.01)    (0.05)       --          --
                                   ----------  --------  --------  --------  --------  ----------
       Total Distributions........      (0.02)    (0.27)    (0.72)    (0.74)    (0.29)      (0.15)
                                   ----------  --------  --------  --------  --------  ----------
Net Asset Value, End of Year...... $    10.45  $  10.22  $  10.37  $  10.48  $  10.81  $    10.38
                                   ==========  ========  ========  ========  ========  ==========
Total Return......................       2.42%     1.31%     6.26%     3.93%     7.93%      (0.60%)
                                   ----------  --------  --------  --------  --------  ----------
Net Assets, End of Year
  (thousands)..................... $1,126,037  $933,640  $772,664  $567,118  $355,241  $2,304,374
Ratio of Expenses to Average Net
  Assets..........................       0.20%     0.20%     0.20%     0.20%     0.20%       0.19%
Ratio of Expenses to Average Net
  Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or Previously
  Waived Fees Recovered by
  Advisor and Fees Paid
  Indirectly).....................       0.21%     0.21%     0.22%     0.22%     0.22%       0.19%
Ratio of Net Investment Income to
  Average Net Assets..............       0.94%     1.04%     1.09%     1.37%     1.81%       1.52%
Portfolio Turnover Rate...........         37%       51%       48%       27%       41%         30%
                                   ----------  --------  --------  --------  --------  ----------

                                    DFA SHORT-TERM GOVERNMENT PORTFOLIO
                                   ------------------------------------------------
                                      YEAR         YEAR        YEAR        YEAR
                                      ENDED        ENDED       ENDED       ENDED
                                     OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                      2017         2016        2015        2014
                                   ----------   ----------  ----------  ----------
Net Asset Value, Beginning of
  Year............................ $    10.75   $    10.75  $    10.69  $    10.70
                                   ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................       0.12         0.11        0.10        0.08
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................      (0.13)        0.04        0.07          --
                                   ----------   ----------  ----------  ----------
       Total from Investment
         Operations...............      (0.01)        0.15        0.17        0.08
                                   ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........      (0.12)       (0.11)      (0.09)      (0.07)
   Net Realized Gains.............      (0.03)       (0.04)      (0.02)      (0.02)
                                   ----------   ----------  ----------  ----------
       Total Distributions........      (0.15)       (0.15)      (0.11)      (0.09)
                                   ----------   ----------  ----------  ----------
Net Asset Value, End of Year...... $    10.59   $    10.75  $    10.75  $    10.69
                                   ==========   ==========  ==========  ==========
Total Return......................      (0.10%)       1.40%       1.65%       0.83%
                                   ----------   ----------  ----------  ----------
Net Assets, End of Year
  (thousands)..................... $2,221,841   $2,094,510  $2,144,989  $2,061,710
Ratio of Expenses to Average Net
  Assets..........................       0.19%        0.19%       0.19%       0.19%
Ratio of Expenses to Average Net
  Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or Previously
  Waived Fees Recovered by
  Advisor and Fees Paid
  Indirectly).....................       0.19%        0.19%       0.19%       0.19%
Ratio of Net Investment Income to
  Average Net Assets..............       1.17%        1.02%       0.90%       0.75%
Portfolio Turnover Rate...........         34%          51%         82%         40%
                                   ----------   ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                   ------------------------------------------------------------
                                      YEAR         YEAR         YEAR        YEAR        YEAR
                                      ENDED        ENDED        ENDED       ENDED       ENDED
                                     OCT 31,      OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                      2018         2017         2016        2015        2014
                                   ----------   ----------   ----------  ----------  ----------
Net Asset Value, Beginning of
  Year............................ $    12.45   $    12.86   $    12.67  $    12.60  $    12.52
                                   ----------   ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................       0.27         0.26         0.26        0.27        0.29
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................      (0.57)       (0.39)        0.24        0.13        0.08
                                   ----------   ----------   ----------  ----------  ----------
       Total from Investment
         Operations...............      (0.30)       (0.13)        0.50        0.40        0.37
                                   ----------   ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........      (0.26)       (0.25)       (0.25)      (0.27)      (0.29)
   Net Realized Gains.............      (0.01)       (0.03)       (0.06)      (0.06)         --
                                   ----------   ----------   ----------  ----------  ----------
       Total Distributions........      (0.27)       (0.28)       (0.31)      (0.33)      (0.29)
                                   ----------   ----------   ----------  ----------  ----------
Net Asset Value, End of Year...... $    11.88   $    12.45   $    12.86  $    12.67  $    12.60
                                   ==========   ==========   ==========  ==========  ==========
Total Return......................      (2.44%)      (0.93%)       3.95%       3.25%       3.00%
                                   ----------   ----------   ----------  ----------  ----------
Net Assets, End of Year
  (thousands)..................... $4,964,670   $4,629,841   $3,811,636  $3,378,949  $4,021,616
Ratio of Expenses to Average Net
  Assets..........................       0.12%        0.12%        0.12%       0.12%       0.12%
Ratio of Expenses to Average Net
  Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or Previously
  Waived Fees Recovered by
  Advisor)........................       0.12%        0.12%        0.12%       0.12%       0.12%
Ratio of Net Investment Income to
  Average Net Assets..............       2.22%        2.06%        2.01%       2.17%       2.30%
Portfolio Turnover Rate...........         16%          12%          17%         19%         29%
                                   ----------   ----------   ----------  ----------  ----------

                                            DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
                                   ----------------------------------------------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                      2018        2017        2016        2015        2014
                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Year............................ $    10.85  $    10.90  $    10.82  $    10.86  $    10.86
                                   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................       0.19        0.20        0.19        0.17        0.16
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................      (0.16)      (0.07)       0.10       (0.01)         --
                                   ----------  ----------  ----------  ----------  ----------
       Total from Investment
         Operations...............       0.03        0.13        0.29        0.16        0.16
                                   ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........      (0.19)      (0.18)      (0.19)      (0.19)      (0.14)
   Net Realized Gains.............      (0.01)         --       (0.02)      (0.01)      (0.02)
                                   ----------  ----------  ----------  ----------  ----------
       Total Distributions........      (0.20)      (0.18)      (0.21)      (0.20)      (0.16)
                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year...... $    10.68  $    10.85  $    10.90  $    10.82  $    10.86
                                   ==========  ==========  ==========  ==========  ==========
Total Return......................       0.22%       1.19%       2.70%       1.48%       1.44%
                                   ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year
  (thousands)..................... $5,650,059  $5,559,764  $4,723,470  $3,896,233  $3,822,894
Ratio of Expenses to Average Net
  Assets..........................       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net
  Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or Previously
  Waived Fees Recovered by
  Advisor)........................       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to
  Average Net Assets..............       1.76%       1.85%       1.77%       1.58%       1.45%
Portfolio Turnover Rate...........         27%         23%         25%         28%         23%
                                   ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
                                   -----------------------------------------------------------

                                      YEAR         YEAR        YEAR        YEAR        YEAR
                                      ENDED        ENDED       ENDED       ENDED       ENDED
                                     OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                      2018         2017        2016        2015        2014
                                   ----------   ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period.......................... $    10.85   $    10.97  $    10.67  $    10.80  $    10.50
                                   ----------   ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................       0.33         0.33        0.32        0.33        0.33
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................      (0.71)       (0.11)       0.37       (0.04)       0.28
                                   ----------   ----------  ----------  ----------  ----------
       Total from Investment
         Operations...............      (0.38)        0.22        0.69        0.29        0.61
                                   ----------   ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........      (0.33)       (0.32)      (0.34)      (0.37)      (0.31)
   Net Realized Gains.............      (0.03)       (0.02)      (0.05)      (0.05)         --
                                   ----------   ----------  ----------  ----------  ----------
       Total Distributions........      (0.36)       (0.34)      (0.39)      (0.42)      (0.31)
                                   ----------   ----------  ----------  ----------  ----------
Net Asset Value, End of Period.... $    10.11   $    10.85  $    10.97  $    10.67  $    10.80
                                   ==========   ==========  ==========  ==========  ==========
Total Return......................      (3.53%)       2.05%       6.61%       2.66%       5.91%
                                   ----------   ----------  ----------  ----------  ----------
Net Assets, End of Period
  (thousands)..................... $1,782,191   $1,804,891  $1,414,041  $1,068,817  $2,133,894
Ratio of Expenses to Average Net
  Assets..........................       0.22%        0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net
  Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or Previously
  Waived Fees Recovered by
  Advisor)........................       0.22%        0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to
  Average Net Assets..............       3.21%        3.03%       2.99%       3.05%       3.06%
Portfolio Turnover Rate...........         24%          18%         28%         30%         23%
                                   ----------   ----------  ----------  ----------  ----------

                                            DFA TARGETED CREDIT PORTFOLIO
                                   ----------------------------------------
                                                                      PERIOD
                                     YEAR       YEAR      YEAR       MAY 20,
                                     ENDED      ENDED     ENDED     2015(A) TO
                                    OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                     2018       2017      2016         2015
                                   --------   --------  --------  ----------
Net Asset Value, Beginning of
  Period.......................... $  10.06   $  10.08  $   9.96   $  10.00
                                   --------   --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..........................     0.22       0.22      0.21       0.08
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................    (0.24)     (0.03)     0.12      (0.06)
                                   --------   --------  --------   --------
       Total from Investment
         Operations...............    (0.02)      0.19      0.33       0.02
                                   --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..........    (0.22)     (0.21)    (0.21)     (0.06)
   Net Realized Gains.............    (0.02)        --        --         --
                                   --------   --------  --------   --------
       Total Distributions........    (0.24)     (0.21)    (0.21)     (0.06)
                                   --------   --------  --------   --------
Net Asset Value, End of Period.... $   9.80   $  10.06  $  10.08   $   9.96
                                   ========   ========  ========   ========
Total Return......................    (0.18%)     1.94%     3.39%      0.18%(B)
                                   --------   --------  --------   --------
Net Assets, End of Period
  (thousands)..................... $651,780   $514,588  $356,579   $220,608
Ratio of Expenses to Average Net
  Assets..........................     0.20%      0.20%     0.20%      0.20%(C)(D)
Ratio of Expenses to Average Net
  Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or Previously
  Waived Fees Recovered by
  Advisor)........................     0.23%      0.23%     0.24%      0.28%(C)(D)
Ratio of Net Investment Income to
  Average Net Assets..............     2.25%      2.25%     2.06%      1.81%(C)(D)
Portfolio Turnover Rate...........       19%        41%       21%         2%(B)
                                   --------   --------  --------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        DFA
                                                    GLOBAL CORE
                                                     PLUS FIXED
                                                  INCOME PORTFOLIO                      DFA INVESTMENT GRADE PORTFOLIO
                                                 ----------------       ------------------------------------------------
                                                       PERIOD
                                                      JAN 11,              YEAR         YEAR        YEAR        YEAR
                                                     2018(A) TO            ENDED        ENDED       ENDED       ENDED
                                                      OCT 31,             OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                        2018               2018         2017        2016        2015
                                                 ----------------       ----------   ----------  ----------  ----------
Net Asset Value, Beginning of Period............     $  10.00           $    10.90   $    11.04  $    10.80  $    10.76
                                                     --------           ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).............         0.15                 0.27         0.25        0.24        0.27
   Net Gains (Losses) on Securities (Realized
     and Unrealized)............................        (0.21)               (0.53)       (0.16)       0.25        0.02
                                                     --------           ----------   ----------  ----------  ----------
       Total from Investment Operations.........        (0.06)               (0.26)        0.09        0.49        0.29
                                                     --------           ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income........................        (0.05)               (0.26)       (0.23)      (0.22)      (0.25)
   Net Realized Gains...........................           --                   --           --       (0.03)         --
                                                     --------           ----------   ----------  ----------  ----------
       Total Distributions......................        (0.05)               (0.26)       (0.23)      (0.25)      (0.25)
                                                     --------           ----------   ----------  ----------  ----------
Net Asset Value, End of Period..................     $   9.89           $    10.38   $    10.90  $    11.04  $    10.80
                                                     ========           ==========   ==========  ==========  ==========
Total Return....................................        (0.56%)(B)           (2.38%)       0.86%       4.62%       2.77%
                                                     --------           ----------   ----------  ----------  ----------
Net Assets, End of Period (thousands)...........     $592,325           $8,638,793   $8,185,290  $6,193,789  $4,153,194
Ratio of Expenses to Average Net Assets *.......         0.30%(C)(D)(E)       0.22%        0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor) *.................         0.31%(C)(D)(E)       0.22%        0.22%       0.22%       0.38%
Ratio of Net Investment Income to Average Net
  Assets........................................         1.82%(C)(D)          2.55%        2.32%       2.20%       2.49%
Portfolio Turnover Rate.........................           68%(B)               15%          18%          7%         52%
                                                     --------           ----------   ----------  ----------  ----------
* The Ratio of Expenses to Average Net Assets
  is inclusive of acquired fund fees and
  expenses incurred by the Portfolio indirectly
  as a result of Portfolio's investment in
  Underlying Funds as follows:.                          0.01%                 N/A          N/A         N/A        0.16%
                                                     --------           ----------   ----------  ----------  ----------




                                                 -----------

                                                     YEAR
                                                     ENDED
                                                    OCT 31,
                                                     2014
                                                 ----------
Net Asset Value, Beginning of Period............ $    10.57
                                                 ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).............       0.26
   Net Gains (Losses) on Securities (Realized
     and Unrealized)............................       0.18
                                                 ----------
       Total from Investment Operations.........       0.44
                                                 ----------
Less Distributions:
-------------------
   Net Investment Income........................      (0.25)
   Net Realized Gains...........................         --
                                                 ----------
       Total Distributions......................      (0.25)
                                                 ----------
Net Asset Value, End of Period.................. $    10.76
                                                 ==========
Total Return....................................       4.29%
                                                 ----------
Net Assets, End of Period (thousands)........... $2,433,057
Ratio of Expenses to Average Net Assets *.......       0.22%(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor) *.................       0.40%(E)
Ratio of Net Investment Income to Average Net
  Assets........................................       2.40%(E)
Portfolio Turnover Rate.........................        N/A
                                                 ----------
* The Ratio of Expenses to Average Net Assets
  is inclusive of acquired fund fees and
  expenses incurred by the Portfolio indirectly
  as a result of Portfolio's investment in
  Underlying Funds as follows:.                        0.18%
                                                 ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         DFA DIVERSIFIED FIXED INCOME
                                                                                                   PORTFOLIO
                                                                                 -----------------------------------
                                                                                                                 PERIOD
                                                                                    YEAR         YEAR           AUG 10,
                                                                                    ENDED        ENDED         2016(A) TO
                                                                                   OCT 31,      OCT 31,         OCT 31,
                                                                                    2018         2017             2016
                                                                                 --------     --------     ----------
Net Asset Value, Beginning of Period............................................ $   9.76     $   9.92      $  10.00
                                                                                 --------     --------      --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).............................................     0.19         0.15          0.02
   Net Gains (Losses) on Securities (Realized and Unrealized)...................    (0.29)       (0.16)        (0.08)
                                                                                 --------     --------      --------
       Total from Investment Operations.........................................    (0.10)       (0.01)        (0.06)
                                                                                 --------     --------      --------
Less Distributions:
-------------------
   Net Investment Income........................................................    (0.19)       (0.15)        (0.02)
   Net Realized Gains...........................................................      (--)          --            --
                                                                                 --------     --------      --------
       Total Distributions......................................................    (0.19)       (0.15)        (0.02)
                                                                                 --------     --------      --------
Net Asset Value, End of Period.................................................. $   9.47     $   9.76      $   9.92
                                                                                 ========     ========      ========
Total Return....................................................................    (1.05%)      (0.05%)       (0.64%)(B)
                                                                                 --------     --------      --------
Net Assets, End of Period (thousands)........................................... $796,296     $530,016      $112,561
Ratio of Expenses to Average Net Assets *.......................................     0.15%(E)     0.15%(E)      0.15%(C)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees Recovered by Advisor) *............     0.26%(E)     0.29%(E)      0.45%(C)(D)(E)
Ratio of Net Investment Income to Average Net Assets............................     1.93%        1.56%         0.91%(C)(D)
Portfolio Turnover Rate.........................................................        3%           5%          N/A
                                                                                 --------     --------      --------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as follows:........................     0.11%        0.11%         0.11%
                                                                                 --------     --------      --------

                                                                                               DFA LTIP PORTFOLIO
                                                                                 ----------------------------------------------

                                                                                   YEAR       YEAR      YEAR     YEAR     YEAR
                                                                                   ENDED      ENDED     ENDED    ENDED    ENDED
                                                                                  OCT 31,    OCT 31,   OCT 31,  OCT 31,  OCT 31,
                                                                                   2018       2017      2016     2015     2014
                                                                                 --------   --------   -------  -------  -------
Net Asset Value, Beginning of Period............................................ $ 9.31 $       9.81   $  8.67  $ 9.50   $ 8.80
                                                                                 --------   --------   -------  ------   ------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).............................................     0.33       0.25      0.26    0.05     0.20
   Net Gains (Losses) on Securities (Realized and Unrealized)...................    (0.83)     (0.50)     1.03   (0.81)    0.86
                                                                                 --------   --------   -------  ------   ------
       Total from Investment Operations.........................................    (0.50)     (0.25)     1.29   (0.76)    1.06
                                                                                 --------   --------   -------  ------   ------
Less Distributions:
-------------------
   Net Investment Income........................................................    (0.34)     (0.24)    (0.15)  (0.07)   (0.36)
   Net Realized Gains...........................................................       --      (0.01)       --      --       --
                                                                                 --------   --------   -------  ------   ------
       Total Distributions......................................................    (0.34)     (0.25)    (0.15)  (0.07)   (0.36)
                                                                                 --------   --------   -------  ------   ------
Net Asset Value, End of Period.................................................. $ 8.47 $       9.31   $  9.81  $ 8.67   $ 9.50
                                                                                 ========   ========   =======  ======   ======
Total Return....................................................................    (5.73%)    (2.52%)   14.90%  (8.04%)  12.22%
                                                                                 --------   --------   -------  ------   ------
Net Assets, End of Period (thousands)........................................... $168,648   $124,591   $63,267  $  208   $  995
Ratio of Expenses to Average Net Assets *.......................................     0.15%      0.15%     0.15%   0.28%    0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees Recovered by Advisor) *............     0.14%      0.14%     0.21%  16.22%    3.63%
Ratio of Net Investment Income to Average Net Assets............................     3.52%      2.75%     2.76%   0.49%    2.29%
Portfolio Turnover Rate.........................................................       53%         2%        4%     88%     105%
                                                                                 --------   --------   -------  ------   ------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as follows:........................      N/A        N/A       N/A     N/A      N/A
                                                                                 --------   --------   -------  ------   ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
                                                       -------------------------------------------------------------

                                                          YEAR         YEAR         YEAR        YEAR         YEAR
                                                          ENDED        ENDED        ENDED       ENDED        ENDED
                                                         OCT 31,      OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                          2018         2017         2016        2015         2014
                                                       ----------   ----------   ----------  ----------   ----------
Net Asset Value, Beginning of Year.................... $    11.79   $    12.09   $    11.54  $    11.75   $    11.84
                                                       ----------   ----------   ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................       0.35         0.25         0.16        0.06         0.22
   Net Gains (Losses) on Securities (Realized and
     Unrealized)......................................      (0.52)       (0.29)        0.53       (0.17)       (0.06)
                                                       ----------   ----------   ----------  ----------   ----------
       Total from Investment Operations...............      (0.17)       (0.04)        0.69       (0.11)        0.16
                                                       ----------   ----------   ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..............................      (0.37)       (0.23)       (0.13)      (0.07)       (0.25)
   Net Realized Gains.................................         --        (0.03)       (0.01)      (0.03)          --
                                                       ----------   ----------   ----------  ----------   ----------
       Total Distributions............................      (0.37)       (0.26)       (0.14)      (0.10)       (0.25)
                                                       ----------   ----------   ----------  ----------   ----------
Net Asset Value, End of Year.......................... $    11.25   $    11.79   $    12.09  $    11.54   $    11.75
                                                       ==========   ==========   ==========  ==========   ==========
Total Return..........................................      (1.53%)      (0.26%)       5.96%      (0.98%)       1.38%
                                                       ----------   ----------   ----------  ----------   ----------
Net Assets, End of Year (thousands)................... $4,491,326   $4,359,301   $3,514,067  $2,982,898   $2,722,146
Ratio of Expenses to Average Net Assets...............       0.12%        0.12%        0.12%       0.12%        0.12%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor)........       0.12%        0.12%        0.12%       0.12%        0.12%
Ratio of Net Investment Income to Average Net Assets..       3.01%        2.14%        1.35%       0.54%        1.83%
Portfolio Turnover Rate...............................         24%          16%          19%         12%          25%
                                                       ----------   ----------   ----------  ----------   ----------

                                                                  DFA SHORT-DURATION REAL RETURN PORTFOLIO
                                                       --------------------------------------------------------
                                                                                                          PERIOD
                                                          YEAR        YEAR       YEAR       YEAR          NOV 5,
                                                          ENDED       ENDED      ENDED      ENDED       2013(A) TO
                                                         OCT 31,     OCT 31,    OCT 31,    OCT 31,       OCT 31,
                                                          2018        2017       2016       2015           2014
                                                       ----------  ----------  --------  --------     ----------
Net Asset Value, Beginning of Year.................... $    10.02  $    10.02  $   9.79  $  10.00      $  10.00
                                                       ----------  ----------  --------  --------      --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................       0.18        0.17      0.17      0.14          0.11
   Net Gains (Losses) on Securities (Realized and
     Unrealized)......................................      (0.11)      (0.03)     0.18     (0.26)        (0.09)
                                                       ----------  ----------  --------  --------      --------
       Total from Investment Operations...............       0.07        0.14      0.35     (0.12)         0.02
                                                       ----------  ----------  --------  --------      --------
Less Distributions:
-------------------
   Net Investment Income..............................      (0.17)      (0.14)    (0.12)    (0.09)        (0.02)
   Net Realized Gains.................................         --          --        --        --            --
                                                       ----------  ----------  --------  --------      --------
       Total Distributions............................      (0.17)      (0.14)    (0.12)    (0.09)        (0.02)
                                                       ----------  ----------  --------  --------      --------
Net Asset Value, End of Year.......................... $     9.92  $    10.02  $  10.02  $   9.79      $  10.00
                                                       ==========  ==========  ========  ========      ========
Total Return..........................................       0.70%       1.42%     3.67%    (1.14%)        0.20%(B)
                                                       ----------  ----------  --------  --------      --------
Net Assets, End of Year (thousands)................... $1,441,718  $1,130,418  $914,956  $784,996      $632,077
Ratio of Expenses to Average Net Assets...............       0.23%       0.24%     0.24%     0.24%         0.24%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor)........       0.23%       0.23%     0.23%     0.23%         0.31%(C)(D)
Ratio of Net Investment Income to Average Net Assets..       1.78%       1.72%     1.68%     1.38%(C)      1.12%(C)(D)
Portfolio Turnover Rate...............................         39%         35%       62%       30%          138%(B)
                                                       ----------  ----------  --------  --------      --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





                                                                           DFA MUNICIPAL REAL RETURN PORTFOLIO
                                                                     ----------------------------------------
                                                                                                        PERIOD
                                                                       YEAR       YEAR      YEAR        NOV 4,
                                                                       ENDED      ENDED     ENDED     2014(A) TO
                                                                      OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                                       2018       2017      2016         2015
                                                                     --------   --------  --------  ----------
Net Asset Value, Beginning of Period................................ $   9.94   $   9.93  $   9.72   $  10.00
                                                                     --------   --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).................................     0.15       0.13      0.12       0.11
   Net Gains (Losses) on Securities (Realized and Unrealized).......    (0.23)      0.01      0.21      (0.31)
                                                                     --------   --------  --------   --------
       Total from Investment Operations.............................    (0.08)      0.14      0.33      (0.20)
                                                                     --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income............................................    (0.15)     (0.13)    (0.12)     (0.08)
                                                                     --------   --------  --------   --------
       Total Distributions..........................................    (0.15)     (0.13)    (0.12)     (0.08)
                                                                     --------   --------  --------   --------
Net Asset Value, End of Period...................................... $   9.71   $   9.94  $   9.93   $   9.72
                                                                     ========   ========  ========   ========
Total Return........................................................    (0.86%)     1.42%     3.40%     (1.98%)(B)
                                                                     --------   --------  --------   --------
Net Assets, End of Period (thousands)............................... $865,710   $716,821  $473,985   $184,238
Ratio of Expenses to Average Net Assets.............................     0.23%      0.23%     0.26%      0.27%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and Fees Paid Indirectly).................................     0.24%      0.24%     0.24%      0.35%(C)(D)
Ratio of Net Investment Income to Average Net Assets................     1.51%      1.34%     1.19%      1.12%(C)(D)
Portfolio Turnover Rate.............................................        8%         4%      N/A        N/A(B)
                                                                     --------   --------  --------   --------

                                                                           DFA
                                                                       CALIFORNIA
                                                                        MUNICIPAL
                                                                       REAL RETURN
                                                                        PORTFOLIO
                                                                     -----------
                                                                         PERIOD
                                                                         NOV 1,
                                                                       2017(A) TO
                                                                         OCT 31,
                                                                          2018
                                                                     -----------
Net Asset Value, Beginning of Period................................  $  10.00
                                                                      --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).................................      0.13
   Net Gains (Losses) on Securities (Realized and Unrealized).......     (0.22)
                                                                      --------
       Total from Investment Operations.............................     (0.09)
                                                                      --------
Less Distributions:
-------------------
   Net Investment Income............................................     (0.11)
                                                                      --------
       Total Distributions..........................................     (0.11)
                                                                      --------
Net Asset Value, End of Period......................................  $   9.80
                                                                      ========
Total Return........................................................     (0.86%)(B)
                                                                      --------
Net Assets, End of Period (thousands)...............................  $122,368
Ratio of Expenses to Average Net Assets.............................      0.30%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and Fees Paid Indirectly).................................      0.32%(C)(D)
Ratio of Net Investment Income to Average Net Assets................      1.31%(C)(D)
Portfolio Turnover Rate.............................................         2%(B)
                                                                      --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            DFA MUNICIPAL BOND PORTFOLIO
                                                   ----------------------------------------
                                                                                      PERIOD
                                                     YEAR       YEAR      YEAR       MAR 10,
                                                     ENDED      ENDED     ENDED     2015(A) TO
                                                    OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                     2018       2017      2016         2015
                                                   --------   --------  --------  ----------
Net Asset Value, Beginning of Period.............. $  10.18   $  10.22  $  10.12   $  10.00
                                                   --------   --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............     0.14       0.12      0.12       0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................    (0.23)     (0.04)     0.10       0.09
                                                   --------   --------  --------   --------
       Total from Investment Operations...........    (0.09)      0.08      0.22       0.18
                                                   --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................    (0.13)     (0.12)    (0.12)     (0.06)
                                                   --------   --------  --------   --------
       Total Distributions........................    (0.13)     (0.12)    (0.12)     (0.06)
                                                   --------   --------  --------   --------
Net Asset Value, End of Period.................... $   9.96   $  10.18  $  10.22   $  10.12
                                                   ========   ========  ========   ========
Total Return......................................    (0.84%)     0.76%     2.22%      1.83%(B)
                                                   --------   --------  --------   --------
Net Assets, End of Period (thousands)............. $453,447   $351,938  $220,721   $100,315
Ratio of Expenses to Average Net Assets...........     0.23%      0.23%     0.23%      0.23%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)..     0.24%      0.24%     0.25%      0.37%(C)(D)
Ratio of Net Investment Income to Average Net
  Assets..........................................     1.38%      1.17%     1.13%      1.31%(C)(D)
Portfolio Turnover Rate...........................       11%         8%        2%         2%(B)
                                                   --------   --------  --------   --------

                                                             DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                                   ----------------------------------------------------------

                                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                                     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                      2018        2017        2016        2015        2014
                                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $    10.18  $    10.21  $    10.24  $    10.23  $    10.23
                                                   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............       0.11        0.10        0.09        0.09        0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      (0.08)      (0.03)      (0.02)       0.01          --
                                                   ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations...........       0.03        0.07        0.07        0.10        0.09
                                                   ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.11)      (0.10)      (0.10)      (0.09)      (0.09)
                                                   ----------  ----------  ----------  ----------  ----------
       Total Distributions........................      (0.11)      (0.10)      (0.10)      (0.09)      (0.09)
                                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $    10.10  $    10.18  $    10.21  $    10.24  $    10.23
                                                   ==========  ==========  ==========  ==========  ==========
Total Return......................................       0.28%       0.67%       0.68%       1.00%       0.87%
                                                   ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)............. $2,553,257  $2,531,941  $2,103,981  $2,199,837  $2,206,915
Ratio of Expenses to Average Net Assets...........       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)..       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.08%       0.96%       0.92%       0.90%       0.88%
Portfolio Turnover Rate...........................         31%         16%         11%         18%         30%
                                                   ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                                   -------------------------------------------------------
                                                      YEAR         YEAR        YEAR       YEAR      YEAR
                                                      ENDED        ENDED       ENDED      ENDED     ENDED
                                                     OCT 31,      OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                      2018         2017        2016       2015      2014
                                                   ----------   ----------  ----------  --------  --------
Net Asset Value, Beginning of Year................ $    10.19   $    10.25  $    10.17  $  10.10  $   9.84
                                                   ----------   ----------  ----------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............       0.15         0.14        0.14      0.15      0.17
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      (0.26)       (0.06)       0.09      0.06      0.25
                                                   ----------   ----------  ----------  --------  --------
       Total from Investment Operations...........      (0.11)        0.08        0.23      0.21      0.42
                                                   ----------   ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.15)       (0.14)      (0.15)    (0.14)    (0.16)
                                                   ----------   ----------  ----------  --------  --------
       Total Distributions........................      (0.15)       (0.14)      (0.15)    (0.14)    (0.16)
                                                   ----------   ----------  ----------  --------  --------
Net Asset Value, End of Year...................... $     9.93   $    10.19  $    10.25  $  10.17  $  10.10
                                                   ==========   ==========  ==========  ========  ========
Total Return......................................      (1.08%)       0.75%       2.23%     2.13%     4.34%
                                                   ----------   ----------  ----------  --------  --------
Net Assets, End of Year (thousands)............... $1,782,680   $1,667,648  $1,264,647  $910,481  $508,722
Ratio of Expenses to Average Net Assets...........       0.22%        0.23%       0.23%     0.23%     0.23%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)..       0.22%        0.23%       0.22%     0.23%     0.24%
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.51%        1.35%       1.34%     1.47%     1.69%
Portfolio Turnover Rate...........................          6%           4%          3%        1%        4%
                                                   ----------   ----------  ----------  --------  --------

                                                    DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                                   ----------------------------------------------------
                                                      YEAR        YEAR       YEAR      YEAR      YEAR
                                                      ENDED       ENDED      ENDED     ENDED     ENDED
                                                     OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                      2018        2017       2016      2015      2014
                                                   ----------  ----------  --------  --------  --------
Net Asset Value, Beginning of Year................ $    10.31  $    10.33  $  10.34  $  10.33  $  10.31
                                                   ----------  ----------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............       0.11        0.09      0.09      0.08      0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      (0.09)      (0.02)    (0.01)     0.01      0.01
                                                   ----------  ----------  --------  --------  --------
       Total from Investment Operations...........       0.02        0.07      0.08      0.09      0.10
                                                   ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.10)      (0.09)    (0.09)    (0.08)    (0.08)
                                                   ----------  ----------  --------  --------  --------
       Total Distributions........................      (0.10)      (0.09)    (0.09)    (0.08)    (0.08)
                                                   ----------  ----------  --------  --------  --------
Net Asset Value, End of Year...................... $    10.23  $    10.31  $  10.33  $  10.34  $  10.33
                                                   ==========  ==========  ========  ========  ========
Total Return......................................       0.22%       0.68%     0.79%     0.87%     1.02%
                                                   ----------  ----------  --------  --------  --------
Net Assets, End of Year (thousands)............... $1,185,733  $1,031,539  $880,209  $825,484  $703,773
Ratio of Expenses to Average Net Assets...........       0.22%       0.22%     0.22%     0.22%     0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)..       0.22%       0.22%     0.22%     0.22%     0.22%
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.02%       0.88%     0.84%     0.78%     0.83%
Portfolio Turnover Rate...........................         39%         19%       20%       23%       22%
                                                   ----------  ----------  --------  --------  --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                                   ---------------------------------------------------------------  ----------
                                                                                                                       YEAR
                                                       YEAR         YEAR         YEAR         YEAR         YEAR       ENDED
                                                      ENDED        ENDED        ENDED        ENDED        ENDED        OCT
                                                   OCT 31, 2018 OCT 31, 2017 OCT 31, 2016 OCT 31, 2015 OCT 31, 2014  31, 2018
                                                   ------------ ------------ ------------ ------------ ------------ --------
Net Asset Value, Beginning of Period..............   $  10.58     $  10.62     $  10.56     $  10.47     $  10.16   $  10.24
                                                     --------     --------     --------     --------     --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............       0.15         0.14         0.15         0.17         0.18       0.12
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      (0.25)       (0.04)        0.07         0.08         0.30      (0.14)
                                                     --------     --------     --------     --------     --------   --------
       Total from Investment Operations...........      (0.10)        0.10         0.22         0.25         0.48      (0.02)
                                                     --------     --------     --------     --------     --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.15)       (0.14)       (0.16)       (0.16)       (0.17)     (0.12)
                                                     --------     --------     --------     --------     --------   --------
       Total Distributions........................      (0.15)       (0.14)       (0.16)       (0.16)       (0.17)     (0.12)
                                                     --------     --------     --------     --------     --------   --------
Net Asset Value, End of Period....................   $  10.33     $  10.58     $  10.62     $  10.56     $  10.47   $  10.10
                                                     ========     ========     ========     ========     ========   ========
Total Return......................................      (0.96%)       0.97%        2.10%        2.46%        4.82%     (0.20%)
                                                     --------     --------     --------     --------     --------   --------
Net Assets, End of Period (thousands).............   $435,549     $347,302     $255,893     $196,624     $140,424   $100,432
Ratio of Expenses to Average Net Assets...........       0.23%        0.23%        0.23%        0.23%        0.23%      0.25%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)..       0.23%        0.23%        0.23%        0.23%        0.24%      0.25%
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.45%        1.36%        1.42%        1.59%        1.75%      1.20%
Portfolio Turnover Rate...........................          7%           7%           4%           2%          14%        27%
                                                     --------     --------     --------     --------     --------   --------

                                                    DFA NY MUNICIPAL BOND PORTFOLIO
                                                   ------------------------------------
                                                                                 PERIOD
                                                       YEAR         YEAR        JUN 16,
                                                      ENDED        ENDED       2015(A) TO
                                                   OCT 31, 2017 OCT 31, 2016  OCT 31, 2015
                                                   ------------ ------------ ------------
Net Asset Value, Beginning of Period..............   $ 10.25      $ 10.14      $ 10.00
                                                     -------      -------      -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............      0.11         0.11         0.05
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................     (0.01)        0.12         0.12
                                                     -------      -------      -------
       Total from Investment Operations...........      0.10         0.23         0.17
                                                     -------      -------      -------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.11)       (0.12)       (0.03)
                                                     -------      -------      -------
       Total Distributions........................     (0.11)       (0.12)       (0.03)
                                                     -------      -------      -------
Net Asset Value, End of Period....................   $ 10.24      $ 10.25      $ 10.14
                                                     =======      =======      =======
Total Return......................................      0.94%        2.29%        1.75%(B)
                                                     -------      -------      -------
Net Assets, End of Period (thousands).............   $91,204      $57,581      $28,985
Ratio of Expenses to Average Net Assets...........      0.25%        0.25%        0.25%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and Fees Paid Indirectly)..      0.25%        0.34%        0.51%(C)(D)
Ratio of Net Investment Income to Average Net
  Assets..........................................      1.06%        1.10%        1.25%(C)(D)
Portfolio Turnover Rate...........................        15%           1%         N/A(B)
                                                     -------      -------      -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                 DFA MN MUNICIPAL BOND PORTFOLIO
                                                                                                 -----------------------
                                                                                                                   PERIOD
                                                                                                     YEAR         JUL 25,
                                                                                                    ENDED        2017(A) TO
                                                                                                 OCT 31, 2018   OCT 31, 2017
                                                                                                 ------------  ------------
Net Asset Value, Beginning of Period............................................................   $  9.95       $ 10.00
                                                                                                   -------       -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).............................................................      0.11          0.02
   Net Gains (Losses) on Securities (Realized and Unrealized)...................................     (0.22)        (0.05)
                                                                                                   -------       -------
       Total from Investment Operations.........................................................     (0.11)        (0.03)
                                                                                                   -------       -------
Less Distributions:
-------------------
   Net Investment Income........................................................................     (0.11)        (0.02)
                                                                                                   -------       -------
       Total Distributions......................................................................     (0.11)        (0.02)
                                                                                                   -------       -------
Net Asset Value, End of Period..................................................................   $  9.73       $  9.95
                                                                                                   =======       =======
Total Return....................................................................................     (1.16%)       (0.28%)(B)
                                                                                                   -------       -------
Net Assets, End of Period (thousands)...........................................................   $66,318       $61,259
Ratio of Expenses to Average Net Assets.........................................................      0.32%         0.24%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and...............................................
Fees Paid Indirectly)...........................................................................      0.38%         0.37%(C)(D)
Ratio of Net Investment Income to Average Net Assets............................................      1.09%         0.96%(C)(D)
Portfolio Turnover Rate.........................................................................        14%          N/A(B)
                                                                                                   -------       -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which twenty-five (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The DFA Diversified Fixed Income Portfolio achieves its investment objective by primarily investing directly or through other series of the Fund (collectively, the "Underlying Funds"). As of October 31, 2018, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                            PERCENTAGE
                                                                                             OWNERSHIP
FUND OF FUNDS                                 UNDERLYING FUNDS                              AT 10/31/18
-------------                                 ----------------                              -----------
DFA Diversified Fixed Income Portfolio        DFA Two-Year Global Fixed Income Portfolio         4%
                                              DFA Intermediate Government Fixed Income
                                                Portfolio                                        8%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

   The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio......................... 0.15%
DFA Two-Year Global Fixed Income Portfolio.................. 0.15%
DFA Selectively Hedged Global Fixed Income Portfolio........ 0.15%
DFA Five-Year Global Fixed Income Portfolio................. 0.25%
DFA World ex U.S. Government Fixed Income Portfolio......... 0.18%
DFA Short-Term Government Portfolio......................... 0.17%

DFA Intermediate Government Fixed Income Portfolio.......... 0.10%
DFA Short-Term Extended Quality Portfolio................... 0.20%
DFA Intermediate-Term Extended Quality Portfolio............ 0.20%
DFA Targeted Credit Portfolio............................... 0.19%
DFA Global Core Plus Fixed Income Portfolio................. 0.25%
DFA Investment Grade Portfolio.............................. 0.20%
DFA Diversified Fixed Income Portfolio...................... 0.12%
DFA LTIP Portfolio.......................................... 0.10%
DFA Inflation-Protected Securities Portfolio................ 0.10%
DFA Short-Duration Real Return Portfolio.................... 0.20%
DFA Municipal Real Return Portfolio......................... 0.20%
DFA California Municipal Real Return Portfolio.............. 0.20%
DFA Municipal Bond Portfolio................................ 0.20%
DFA Short-Term Municipal Bond Portfolio..................... 0.20%
DFA Intermediate-Term Municipal Bond Portfolio.............. 0.20%
DFA California Short-Term Municipal Bond Portfolio.......... 0.20%
DFA California Intermediate-Term Municipal Bond Portfolio... 0.20%
DFA NY Municipal Bond Portfolio............................. 0.20%
DFA MN Municipal Bond Portfolio............................. 0.25%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2019, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2018, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                                         NET WAIVED FEES/
                                                                                         EXPENSES ASSUMED     PREVIOUSLY
                                                                            RECOVERY        (RECOVERED       WAIVED FEES/
                                                              EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                             LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                     AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                                   ---------- ---------------- ----------------- -----------------
DFA Selectively Hedged Global Fixed Income Portfolio (1)....    0.25%          --                --                --
DFA World ex U.S. Government Fixed Income Portfolio (1).....    0.20%         $ 1              $ 70              $294
DFA Short-Term Government Portfolio (2).....................    0.20%          --                --                --
DFA Short-Term Extended Quality Portfolio (1)...............    0.22%          17               185               571

                                                                                         NET WAIVED FEES/
                                                                                         EXPENSES ASSUMED     PREVIOUSLY
                                                                            RECOVERY        (RECOVERED       WAIVED FEES/
                                                              EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                             LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                     AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                                   ---------- ---------------- ----------------- -----------------
DFA Intermediate-Term Extended Quality Portfolio (1)........    0.22%         $23              $ 12             $  155
DFA Targeted Credit Portfolio (1)...........................    0.20%          --               148                375
DFA Global Core Plus Fixed Income Portfolio (3).............    0.30%          16                54                 54
DFA Investment Grade Portfolio (4)..........................    0.22%          87                42                790
DFA Diversified Fixed Income Portfolio (3)..................    0.15%          --               752              1,272
DFA LTIP Portfolio (1)......................................    0.15%          27               (22)                30
DFA Inflation-Protected Securities Portfolio (1)............    0.20%          --                --                 --
DFA Short-Duration Real Return Portfolio (5)................    0.24%          20               (20)                --
DFA Municipal Real Return Portfolio (1).....................    0.27%          --                --                 --
DFA California Municipal Real Return Portfolio (3)..........    0.30%           1                22                 22
DFA Municipal Bond Portfolio (1)............................    0.23%          12                 5                 80
DFA Short-Term Municipal Bond Portfolio (2).................    0.30%          --                --                 --
DFA Intermediate-Term Municipal Bond Portfolio (1)..........    0.23%          23               (23)                --
DFA California Short-Term Municipal Bond Portfolio (1)......    0.30%          --                --                 --
DFA California Intermediate-Term Municipal Bond Portfolio
  (1).......................................................    0.23%          10                (9)                --
DFA NY Municipal Bond Portfolio (1).........................    0.25%          10                (5)                47
DFA MN Municipal Bond Portfolio (1).........................    0.32%           3                37                 58

(1) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.
(2) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of each of the Portfolios listed above so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of each such Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

(3) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(4) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(5) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the "Underlying Funds"). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Advisor, however, shall not be reimbursed for any management fees previously waived to offset the Portfolio's proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
DFA Two-Year Global Fixed Income Portfolio..................    $151
DFA Selectively Hedged Global Fixed Income Portfolio........      15
DFA Five-Year Global Fixed Income Portfolio.................     525
DFA World ex U.S. Government Fixed Income Portfolio.........      64
DFA Municipal Real Return Portfolio.........................      74
DFA California Municipal Real Return Portfolio..............      13
DFA Municipal Bond Portfolio................................      31
DFA Short-Term Municipal Bond Portfolio.....................     180
DFA Intermediate-Term Municipal Bond Portfolio..............     121
DFA California Short-Term Municipal Bond Portfolio..........      81
DFA California Intermediate-Term Municipal Bond Portfolio...      28
DFA NY Municipal Bond Portfolio.............................      10

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
DFA MN Municipal Bond Portfolio.............................     $6

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA One-Year Fixed Income Portfolio......................... $383
DFA Two-Year Global Fixed Income Portfolio..................  307
DFA Selectively Hedged Global Fixed Income Portfolio........   30
DFA Five-Year Global Fixed Income Portfolio.................  321
DFA World ex U.S. Government Fixed Income Portfolio.........   11
DFA Short-Term Government Portfolio.........................   75
DFA Intermediate Government Fixed Income Portfolio..........  127
DFA Short-Term Extended Quality Portfolio...................   90
DFA Intermediate-Term Extended Quality Portfolio............   30
DFA Targeted Credit Portfolio...............................    4
DFA Global Core Plus Fixed Income Portfolio.................   (1)
DFA Investment Grade Portfolio..............................   82
DFA Diversified Fixed Income Portfolio......................    2
DFA LTIP Portfolio..........................................    1
DFA Inflation-Protected Securities Portfolio................   89
DFA Short-Duration Real Return Portfolio....................   11
DFA Municipal Real Return Portfolio.........................    5
DFA California Municipal Real Return Portfolio..............   --
DFA Municipal Bond Portfolio................................    2
DFA Short-Term Municipal Bond Portfolio.....................   79
DFA Intermediate-Term Municipal Bond Portfolio..............   16
DFA California Short-Term Municipal Bond Portfolio..........   22
DFA California Intermediate-Term Municipal Bond Portfolio...    4
DFA NY Municipal Bond Portfolio.............................    1
DFA MN Municipal Bond Portfolio.............................   --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                           U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                           -------------------------- ---------------------------
                                                           PURCHASES       SALES       PURCHASES       SALES
                                                            ----------    ----------   -----------    ----------
DFA One-Year Fixed Income Portfolio....................... $1,931,524    $1,517,607   $ 3,414,705    $3,240,703
DFA Two-Year Global Fixed Income Portfolio................    589,770       626,531     4,224,488     3,703,679
DFA Selectively Hedged Global Fixed Income Portfolio......    219,764       143,809       624,596       591,675
DFA Five-Year Global Fixed Income Portfolio...............         --            --    11,499,808     9,682,166
DFA World ex U.S. Government Fixed Income Portfolio.......         --         2,834       611,051       370,527
DFA Short-Term Government Portfolio.......................    828,583       689,319            --            --
DFA Intermediate Government Fixed Income Portfolio........  1,378,772       772,302            --            --
DFA Short-Term Extended Quality Portfolio.................    154,717       190,336     1,630,174     1,359,969
DFA Intermediate-Term Extended Quality Portfolio..........     28,116        49,338       524,485       393,525
DFA Targeted Credit Portfolio.............................         --            --       267,313       109,786
DFA Global Core Plus Fixed Income Portfolio...............         --        33,614       769,449       217,691
DFA Investment Grade Portfolio............................    834,036       648,547     1,396,875       604,949
DFA Diversified Fixed Income Portfolio....................     68,089        24,067       241,558            --
DFA LTIP Portfolio........................................    141,496        85,400            --            --
DFA Inflation-Protected Securities Portfolio..............  1,357,370     1,097,117            --            --
DFA Short-Duration Real Return Portfolio..................    202,507       176,469       618,225       304,612
DFA Municipal Real Return Portfolio.......................         --            --       245,796        65,472
DFA California Municipal Real Return Portfolio............         --            --       118,970         1,293
DFA Municipal Bond Portfolio..............................         --            --       174,302        41,406
DFA Short-Term Municipal Bond Portfolio...................         --            --       807,991       711,164
DFA Intermediate-Term Municipal Bond Portfolio............         --            --       315,013       110,490
DFA California Short-Term Municipal Bond Portfolio........         --            --       490,784       388,256
DFA California Intermediate-Term Municipal Bond Portfolio.         --            --       130,606        26,496
DFA NY Municipal Bond Portfolio...........................         --            --        34,137        22,018
DFA MN Municipal Bond Portfolio...........................         --            --        18,876         8,812

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                    CHANGE IN                SHARES AS
                                                     NET REALIZED  UNREALIZED   BALANCE AT      OF
                  BALANCE AT PURCHASES AT  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                   10/31/17      COST     FROM SALES   ON SALES   DEPRECIATION     2018        2018      INCOME  DISTRIBUTIONS
                  ---------- ------------ ---------- ------------ ------------- ----------- ----------- -------- -------------
DFA ONE-YEAR
  FIXED
INCOME PORTFOLIO
The DFA Short
  Term
Investment Fund    $100,564   $2,315,130  $2,238,310     $(27)         $17       $177,374     15,330     $5,037       --
                   --------   ----------  ----------     ----          ---       --------     ------     ------       --
TOTAL              $100,564   $2,315,130  $2,238,310     $(27)         $17       $177,374     15,330     $5,037       --
                   ========   ==========  ==========     ====          ===       ========     ======     ======       ==
DFA TWO-YEAR
  GLOBAL
FIXED INCOME
PORTFOLIO
The DFA Short
  Term
Investment Fund    $ 27,030   $  814,618  $  760,763     $ (5)         $ 3       $ 80,883      6,991     $2,094       --
                   --------   ----------  ----------     ----          ---       --------     ------     ------       --
TOTAL              $ 27,030   $  814,618  $  760,763     $ (5)         $ 3       $ 80,883      6,991     $2,094       --
                   ========   ==========  ==========     ====          ===       ========     ======     ======       ==
DFA SELECTIVELY
HEDGED GLOBAL
FIXED INCOME
PORTFOLIO
The DFA Short
  Term
Investment Fund    $      1   $  197,161  $  186,469     $ (2)          --       $ 10,691        924     $  319       --
                   --------   ----------  ----------     ----          ---       --------     ------     ------       --
TOTAL              $      1   $  197,161  $  186,469     $ (2)          --       $ 10,691        924     $  319       --
                   ========   ==========  ==========     ====          ===       ========     ======     ======       ==
DFA FIVE-YEAR
  GLOBAL
FIXED INCOME
PORTFOLIO
The DFA Short
  Term
Investment Fund    $ 77,381   $  641,352  $  662,001     $(17)         $ 3       $ 56,718      4,902     $1,224       --
                   --------   ----------  ----------     ----          ---       --------     ------     ------       --
TOTAL              $ 77,381   $  641,352  $  662,001     $(17)         $ 3       $ 56,718      4,902     $1,224       --
                   ========   ==========  ==========     ====          ===       ========     ======     ======       ==
DFA SHORT-TERM
EXTENDED QUALITY
PORTFOLIO
The DFA Short
  Term
Investment Fund    $ 21,242   $  676,073  $  624,653     $ (2)         $ 2       $ 72,662      6,280     $2,073       --
                   --------   ----------  ----------     ----          ---       --------     ------     ------       --
TOTAL              $ 21,242   $  676,073  $  624,653     $ (2)         $ 2       $ 72,662      6,280     $2,073       --
                   ========   ==========  ==========     ====          ===       ========     ======     ======       ==
DFA
INTERMEDIATE-
  TERM
EXTENDED QUALITY
PORTFOLIO
The DFA Short
  Term
Investment Fund    $ 55,477   $  630,341  $  593,710     $(20)         $ 4       $ 92,092      7,960     $2,790       --
                   --------   ----------  ----------     ----          ---       --------     ------     ------       --
TOTAL              $ 55,477   $  630,341  $  593,710     $(20)         $ 4       $ 92,092      7,960     $2,790       --
                   ========   ==========  ==========     ====          ===       ========     ======     ======       ==

                                                                    CHANGE IN                SHARES AS
                                                     NET REALIZED  UNREALIZED   BALANCE AT      OF
                  BALANCE AT PURCHASES AT  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                   10/31/17      COST     FROM SALES   ON SALES   DEPRECIATION     2018        2018      INCOME  DISTRIBUTIONS
                  ---------- ------------ ---------- ------------ ------------- ----------- ----------- -------- -------------
DFA TARGETED
  CREDIT
PORTFOLIO
The DFA Short
  Term
Investment Fund    $  7,336   $  157,783  $  147,633   $    (2)     $      1     $ 17,485      1,511     $  565        --
                   --------   ----------  ----------   -------      --------     --------     ------     ------      ----
TOTAL              $  7,336   $  157,783  $  147,633   $    (2)     $      1     $ 17,485      1,511     $  565        --
                   ========   ==========  ==========   =======      ========     ========     ======     ======      ====
DFA GLOBAL CORE
  PLUS
FIXED INCOME
PORTFOLIO
The DFA Short
  Term
Investment Fund          --   $   40,262  $   28,112        --      $     (1)    $ 12,149      1,050         --        --
DFA Investment
  Grade
Portfolio                --      202,418     199,859   $(2,559)           --           --         --         --        --
                   --------   ----------  ----------   -------      --------     --------     ------     ------      ----
TOTAL              $      0   $  242,680  $  227,971   $(2,559)     $     (1)    $ 12,149      1,050         --        --
                   ========   ==========  ==========   =======      ========     ========     ======     ======      ====
DFA INVESTMENT
GRADE PORTFOLIO
The DFA Short
  Term
Investment Fund    $319,672   $1,538,345  $1,529,777   $   (85)     $     18     $328,173     28,364     $8,298        --
                   --------   ----------  ----------   -------      --------     --------     ------     ------      ----
TOTAL              $319,672   $1,538,345  $1,529,777   $   (85)     $     18     $328,173     28,364     $8,298        --
                   ========   ==========  ==========   =======      ========     ========     ======     ======      ====
DFA DIVERSIFIED
  FIXED
INCOME PORTFOLIO
DFA Intermediate
Government Fixed
Income             $263,735   $  156,400          --        --      $(15,372)    $404,763     34,071     $7,441      $302
DFA Two-Year
  Global
Fixed Income        158,623       85,158          --        --          (266)     243,515     24,474      2,365        --
                   --------   ----------  ----------   -------      --------     --------     ------     ------      ----
TOTAL              $422,358   $  241,558          --        --      $(15,638)    $648,278     58,545     $9,806      $302
                   ========   ==========  ==========   =======      ========     ========     ======     ======      ====
DFA SHORT-
  DURATION
REAL RETURN
PORTFOLIO
The DFA Short
  Term
Investment Fund    $ 28,874   $  327,907  $  306,785   $    (4)     $      1     $ 49,993      4,321     $1,153        --
                   --------   ----------  ----------   -------      --------     --------     ------     ------      ----
TOTAL              $ 28,874   $  327,907  $  306,785   $    (4)     $      1     $ 49,993      4,321     $1,153        --
                   ========   ==========  ==========   =======      ========     ========     ======     ======      ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                           NET INVESTMENT
                                                             INCOME AND   LONG-TERM
                                                             SHORT-TERM    CAPITAL  TAX EXEMPT
                                                           CAPITAL GAINS    GAINS     INCOME    TOTAL
                                                           -------------- --------- ---------- --------
DFA One-Year Fixed Income Portfolio 2017..................    $ 75,758     $   403      --     $ 76,161
2018......................................................     134,236          --      --      134,236
DFA Two-Year Global Fixed Income Portfolio 2017...........      46,352          --      --       46,352
2018......................................................      67,032          --      --       67,032
DFA Selectively Hedged Global Fixed Income Portfolio 2017.      16,079          --      --       16,079
2018......................................................      19,847          --      --       19,847
DFA Five-Year Global Fixed Income Portfolio 2017..........     225,389      42,519      --      267,908
2018......................................................     217,046       9,217      --      226,263
DFA World ex U.S. Government Fixed Income Portfolio 2017..      19,427         550      --       19,977
2018......................................................       1,574          --      --        1,574
DFA Short-Term Government Portfolio 2017..................      25,111       4,717      --       29,828
2018......................................................      32,064          --      --       32,064
DFA Intermediate Government Fixed Income Portfolio 2017...      88,513       6,710      --       95,223
2018......................................................     102,138       4,998      --      107,136
DFA Short-Term Extended Quality Portfolio 2017............      84,613           4      --       84,617
2018......................................................     100,156       4,054      --      104,210
DFA Intermediate-Term Extended Quality Portfolio 2017.....      46,757       2,020      --       48,777
2018......................................................      58,070       5,639      --       63,709
DFA Targeted Credit Portfolio 2017........................       9,264          --      --        9,264
2018......................................................      13,620         906      --       14,526
DFA Global Core Plus Fixed Income Portfolio 2018..........       2,471          --      --        2,471
DFA Investment Grade Portfolio 2017.......................     150,794          --      --      150,794
2018......................................................     212,294          --      --      212,294
DFA Diversified Fixed Income Portfolio 2017...............       5,141          --      --        5,141
2018......................................................      13,444          98      --       13,542

                                                         NET INVESTMENT
                                                           INCOME AND   LONG-TERM
                                                           SHORT-TERM    CAPITAL  TAX EXEMPT
                                                         CAPITAL GAINS    GAINS     INCOME    TOTAL
                                                         -------------- --------- ---------- --------
DFA LTIP Portfolio 2017.................................    $  2,415         --         --   $  2,415
2018....................................................       5,731         --         --      5,731
DFA Inflation-Protected Securities Portfolio 2017.......      78,014     $8,864         --     86,878
2018....................................................     141,539         --         --    141,539
DFA Short-Duration Real Return Portfolio 2017...........      13,087         --         --     13,087
2018....................................................      19,458         --         --     19,458
DFA Municipal Real Return Portfolio 2017................          --         --    $ 8,396      8,396
2018....................................................          --         --     12,044     12,044
DFA California Municipal Real Return Portfolio 2018.....          --         --      1,086      1,086
DFA Municipal Bond Portfolio 2017.......................          --         --      3,378      3,378
2018....................................................          --         --      5,602      5,602
DFA Short-Term Municipal Bond Portfolio 2017............          --         --     22,189     22,189
2018....................................................          --         --     27,517     27,517
DFA Intermediate-Term Municipal Bond Portfolio 2017.....      20,181         --         --     20,181
2018....................................................          --         --     26,332     26,332
DFA California Short-Term Municipal Bond Portfolio 2017.       8,471         --         --      8,471
2018....................................................          --         --     11,064     11,064
DFA California Intermediate-Term Municipal Bond.........
Portfolio 2017..........................................          --         --      4,115      4,115
2018....................................................          --         --      5,751      5,751
DFA NY Municipal Bond Portfolio 2017....................          --         --        796        796
2018....................................................          --         --      1,109      1,109
DFA MN Municipal Bond Portfolio 2017....................         131         --         --        131
2018....................................................          --         --        698        698

   The DFA Global Core Plus Fixed Income Portfolio commenced operations on January 11, 2018, and did not pay any distributions for the year ended October 31, 2017.

   The DFA California Municipal Real Return Portfolio commenced operations on November 1, 2017, and did not pay any distributions for the year ended October 31, 2017.

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                           NET INVESTMENT
                                                             INCOME AND
                                                             SHORT-TERM     LONG-TERM
                                                           CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                           -------------- ------------- --------
DFA One-Year Fixed Income Portfolio.......................    $ (4,596)        --       $ (4,596)
DFA Two-Year Global Fixed Income Portfolio................      (7,841)        --         (7,841)
DFA Selectively Hedged Global Fixed Income Portfolio......      (2,963)        --         (2,963)
DFA Five-Year Global Fixed Income Portfolio...............     (60,447)        --        (60,447)
DFA World ex U.S. Government Fixed Income Portfolio.......      (2,404)        --         (2,404)
DFA Short-Term Government Portfolio.......................      (1,086)        --         (1,086)
DFA Intermediate Government Fixed Income Portfolio........      (1,995)        --         (1,995)
DFA Short-Term Extended Quality Portfolio.................     (18,210)        --        (18,210)
DFA Intermediate-Term Extended Quality Portfolio..........      (1,476)        --         (1,476)
DFA Targeted Credit Portfolio.............................      (1,229)        --         (1,229)
DFA Global Core Plus Fixed Income Portfolio...............      (1,315)        --         (1,315)
DFA Investment Grade Portfolio............................     (11,070)        --        (11,070)
DFA Diversified Fixed Income Portfolio....................        (214)        --           (214)
DFA LTIP Portfolio........................................        (267)        --           (267)
DFA Inflation-Protected Securities Portfolio..............      (3,069)        --         (3,069)
DFA Short-Duration Real Return Portfolio..................      (3,710)        --         (3,710)
DFA Municipal Real Return Portfolio.......................          --         --             --
DFA California Municipal Real Return Portfolio............          --         --             --
DFA Municipal Bond Portfolio..............................          --         --             --
DFA Short-Term Municipal Bond Portfolio...................          --         --             --
DFA Intermediate-Term Municipal Bond Portfolio............          --         --             --
DFA California Short-Term Municipal Bond Portfolio........          --         --             --
DFA California Intermediate-Term Municipal Bond Portfolio.          --         --             --
DFA NY Municipal Bond Portfolio...........................          --         --             --
DFA MN Municipal Bond Portfolio...........................          --         --             --

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                      UNDISTRIBUTED                                               TOTAL NET
                                                      NET INVESTMENT                                            DISTRIBUTABLE
                                                        INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                        SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                      CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                      -------------- ------------- ------------- -------------- -------------
DFA One-Year Fixed Income Portfolio..................          --           --       $ (20,410)    $ (32,459)     $ (52,869)
DFA Two-Year Global Fixed Income Portfolio...........    $ 82,867           --         (28,479)      (68,436)       (14,048)
DFA Selectively Hedged Global Fixed Income Portfolio.      34,416           --         (76,765)      (29,363)       (71,712)
DFA Five-Year Global Fixed Income Portfolio..........     601,382           --        (120,577)     (614,046)      (133,241)
DFA World ex U.S. Government Fixed Income
  Portfolio..........................................      77,810       $4,328              --       (33,831)        48,307

                                                    UNDISTRIBUTED                                               TOTAL NET
                                                    NET INVESTMENT                                            DISTRIBUTABLE
                                                      INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                      SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                    CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                    -------------- ------------- ------------- -------------- -------------
DFA Short-Term Government Portfolio................    $ 4,048           --        $ (8,987)     $ (56,785)     $ (61,724)
DFA Intermediate Government Fixed Income Portfolio.     12,906           --         (29,753)      (204,774)      (221,621)
DFA Short-Term Extended Quality Portfolio..........     92,145           --         (13,668)      (165,806)       (87,329)
DFA Intermediate-Term Extended Quality Portfolio...         --           --         (14,081)       (98,626)      (112,707)
DFA Targeted Credit Portfolio......................      7,073           --            (685)       (19,584)       (13,196)
DFA Global Core Plus Fixed Income Portfolio........     30,359           --          (2,717)       (32,063)        (4,421)
DFA Investment Grade Portfolio.....................     36,903           --         (35,915)      (369,909)      (368,921)
DFA Diversified Fixed Income Portfolio.............        105           --            (102)       (21,738)       (21,735)
DFA LTIP Portfolio.................................         90         $829            (199)       (15,551)       (14,831)
DFA Inflation-Protected Securities Portfolio.......      4,164           --         (15,577)      (140,398)      (151,811)
DFA Short-Duration Real Return Portfolio...........     34,262           --         (17,837)       (27,981)       (11,556)
DFA Municipal Real Return Portfolio................         --           --          (2,678)        (8,950)       (11,628)
DFA California Municipal Real Return Portfolio.....         --           --             (--)        (2,343)        (2,343)
DFA Municipal Bond Portfolio.......................         --           --             (34)        (7,289)        (7,323)
DFA Short-Term Municipal Bond Portfolio............         --           --            (137)       (13,859)       (13,996)
DFA Intermediate-Term Municipal Bond Portfolio.....         --           --            (195)       (26,065)       (26,260)
DFA California Short-Term Municipal Bond Portfolio.         --           --            (118)        (4,020)        (4,138)
DFA California Intermediate-Term Municipal Bond
  Portfolio........................................         --           --             (23)        (3,847)        (3,870)
DFA NY Municipal Bond Portfolio....................         --           --             (10)          (639)          (649)
DFA MN Municipal Bond Portfolio....................         --           --             (27)        (1,719)        (1,746)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                      2018 2019 UNLIMITED  TOTAL
                                                      ---- ---- --------- --------
DFA One-Year Fixed Income Portfolio..................  --   --  $ 20,410  $ 20,410
DFA Two-Year Global Fixed Income Portfolio...........  --   --    28,479    28,479
DFA Selectively Hedged Global Fixed Income Portfolio.  --   --    76,765    76,765
DFA Five-Year Global Fixed Income Portfolio..........  --   --   120,577   120,577

                                                           2018 2019 UNLIMITED  TOTAL
                                                           ---- ---- --------- -------
DFA World ex U.S. Government Fixed Income Portfolio.......  --   --        --       --
DFA Short-Term Government Portfolio.......................  --   --   $ 8,987  $ 8,987
DFA Intermediate Government Fixed Income Portfolio........  --   --    29,753   29,753
DFA Short-Term Extended Quality Portfolio.................  --   --    13,668   13,668
DFA Intermediate-Term Extended Quality Portfolio..........  --   --    14,081   14,081
DFA Targeted Credit Portfolio.............................  --   --       685      685
DFA Global Core Plus Fixed Income Portfolio...............  --   --     2,717    2,717
DFA Investment Grade Portfolio............................  --   --    35,915   35,915
DFA Diversified Fixed Income Portfolio....................  --   --       102      102
DFA LTIP Portfolio........................................  --   --       199      199
DFA Inflation-Protected Securities Portfolio..............  --   --    15,577   15,577
DFA Short-Duration Real Return Portfolio..................  --   --    17,837   17,837
DFA Municipal Real Return Portfolio.......................  --   --     2,678    2,678
DFA California Municipal Real Return Portfolio............  --   --        --       --
DFA Municipal Bond Portfolio..............................  --   --        34       34
DFA Short-Term Municipal Bond Portfolio................... $ 3   --       133      136
DFA Intermediate-Term Municipal Bond Portfolio............  --   --       195      195
DFA California Short-Term Municipal Bond Portfolio........  --  $ 3       115      118
DFA California Intermediate-Term Municipal Bond Portfolio.  --   --        23       23
DFA NY Municipal Bond Portfolio...........................  --   --        10       10
DFA MN Municipal Bond Portfolio...........................  --   --        27       27

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA Selectively Hedged Global Fixed Income Portfolio. $2,141
DFA World ex U.S. Government Fixed Income Portfolio..    171
DFA LTIP Portfolio...................................    188

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                   NET
                                                                                                UNREALIZED
                                                       FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                       TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                      ----------- ------------ -------------- --------------
DFA One-Year Fixed Income Portfolio.................. $ 8,205,214   $   855      $ (33,316)     $ (32,461)
DFA Two-Year Global Fixed Income Portfolio...........   5,668,276         3        (68,439)       (68,436)
DFA Selectively Hedged Global Fixed Income Portfolio.   1,236,360        --        (29,363)       (29,363)
DFA Five-Year Global Fixed Income Portfolio..........  15,702,070        67       (613,048)      (612,981)
DFA World ex U.S. Government Fixed Income Portfolio..   1,129,015    25,565        (59,126)       (33,561)
DFA Short-Term Government Portfolio..................   2,349,914        --        (56,785)       (56,785)
DFA Intermediate Government Fixed Income Portfolio...   5,123,045     7,221       (211,994)      (204,773)
DFA Short-Term Extended Quality Portfolio............   5,751,582       297       (165,893)      (165,596)
DFA Intermediate-Term Extended Quality Portfolio.....   1,955,230        53        (98,678)       (98,625)
DFA Targeted Credit Portfolio........................     676,365        74        (19,566)       (19,492)

                                                                                                NET
                                                                                             UNREALIZED
                                                     FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                     TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                    ---------- ------------ -------------- --------------
DFA Global Core Plus Fixed Income Portfolio........ $  623,899        --      $ (32,061)     $ (32,061)
DFA Investment Grade Portfolio.....................  9,197,590   $ 4,235       (374,143)      (369,908)
DFA Diversified Fixed Income Portfolio.............    817,843        88        (21,827)       (21,739)
DFA LTIP Portfolio.................................    183,026        --        (15,551)       (15,551)
DFA Inflation-Protected Securities Portfolio.......  4,622,479     6,601       (146,999)      (140,398)
DFA Short-Duration Real Return Portfolio...........  1,496,936    15,844        (43,825)       (27,981)
DFA Municipal Real Return Portfolio................    860,767    14,193        (23,143)        (8,950)
DFA California Municipal Real Return Portfolio.....    120,318       466         (2,809)        (2,343)
DFA Municipal Bond Portfolio.......................    454,095         4         (7,293)        (7,289)
DFA Short-Term Municipal Bond Portfolio............  2,528,229         4        (13,862)       (13,858)
DFA Intermediate-Term Municipal Bond Portfolio.....  1,783,012     2,280        (28,345)       (26,065)
DFA California Short-Term Municipal Bond Portfolio.  1,155,011       254         (4,274)        (4,020)
DFA California Intermediate-Term Municipal Bond
  Portfolio........................................    431,599     1,144         (4,991)        (3,847)
DFA NY Municipal Bond Portfolio....................     99,060         4           (643)          (639)
DFA MN Municipal Bond Portfolio....................     67,153         1         (1,720)        (1,719)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio and DFA Municipal Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a

Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The International Fixed Income Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. SWAP AGREEMENTS: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating "synthetic" inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

   The Advisor and the Fund do not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions. Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                       FORWARD
                                                      CURRENCY     SWAP
                                                      CONTRACTS  CONTRACTS
                                                      ---------- ----------
DFA Two-Year Global Fixed Income Portfolio........... $1,345,158 $       --
DFA Selectively Hedged Global Fixed Income Portfolio.    436,522         --
DFA Five-Year Global Fixed Income Portfolio..........  9,070,196         --
DFA World ex U.S. Government Fixed Income Portfolio..  1,078,610         --
DFA Short-Term Extended Quality Portfolio............  1,145,054         --
DFA Targeted Credit Portfolio........................    112,715         --
DFA Global Core Plus Fixed Income Portfolio..........    220,056         --
DFA Investment Grade Portfolio.......................    182,017         --
DFA Short-Duration Real Return Portfolio.............    274,685  1,246,154
DFA Municipal Real Return Portfolio..................         --    784,769
DFA California Municipal Real Return Portfolio.......         --     76,000

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                               ASSET DERIVATIVES VALUE
                                                      ------------------------------------------
                                                        TOTAL VALUE      FORWARD
                                                             AT          CURRENCY       SWAP
                                                      OCTOBER 31, 2018 CONTRACTS(1) CONTRACTS(2)
                                                      ---------------- ------------ ------------
DFA Two-Year Global Fixed Income Portfolio...........     $ 15,721       $ 15,721          --
DFA Selectively Hedged Global Fixed Income Portfolio.        5,587          5,587          --
DFA Five-Year Global Fixed Income Portfolio..........      229,904        229,904          --
DFA World ex U.S. Government Fixed Income Portfolio..       18,296         18,296          --
DFA Short-Term Extended Quality Portfolio............       22,318         22,318          --
DFA Targeted Credit Portfolio........................        3,903          3,903          --
DFA Global Core Plus Fixed Income Portfolio..........        7,427          7,427          --
DFA Investment Grade Portfolio.......................        4,254          4,254          --
DFA Short-Duration Real Return Portfolio.............       16,056          5,883     $10,173
DFA Municipal Real Return Portfolio..................       14,183             --      14,183
DFA California Municipal Real Return Portfolio.......          464             --         464

                                                             LIABILITY DERIVATIVES VALUE
                                                      ------------------------------------------
                                                        TOTAL VALUE      FORWARD
                                                             AT          CURRENCY       SWAP
                                                      OCTOBER 31, 2018 CONTRACTS(3) CONTRACTS(4)
                                                      ---------------- ------------ ------------
DFA Two-Year Global Fixed Income Portfolio...........     $(1,352)       $(1,352)        --
DFA Selectively Hedged Global Fixed Income Portfolio.         (72)           (72)        --
DFA Five-Year Global Fixed Income Portfolio..........      (2,706)        (2,706)        --

                                                            LIABILITY DERIVATIVES VALUE
                                                     -----------------------------------------
                                                       TOTAL VALUE      FORWARD
                                                            AT          CURRENCY       SWAP
                                                     OCTOBER 31, 2018 CONTRACTS(3) CONTRACTS(4)
                                                     ---------------- ------------ ------------
DFA World ex U.S. Government Fixed Income Portfolio.     $  (244)       $  (244)          --
DFA Short-Term Extended Quality Portfolio...........      (1,258)        (1,258)          --
DFA Targeted Credit Portfolio.......................         (28)           (28)          --
DFA Global Core Plus Fixed Income Portfolio.........         (20)           (20)          --
DFA Short-Duration Real Return Portfolio............      (2,764)          (195)     $(2,569)
DFA Municipal Real Return Portfolio.................        (962)            --         (962)
DFA California Municipal Real Return Portfolio......        (326)            --         (326)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2018 (amounts in thousands):

                                                      REALIZED GAIN (LOSS) ON DERIVATIVES
                                                      ----------------------------------
                                                                  FORWARD
                                                                  CURRENCY       SWAP
                                                       TOTAL    CONTRACTS(1) CONTRACTS(2)
                                                      --------  ------------ ------------
DFA Two-Year Global Fixed Income Portfolio........... $ 63,372    $ 63,372          --
DFA Selectively Hedged Global Fixed Income Portfolio.   24,270      24,270          --
DFA Five-Year Global Fixed Income Portfolio..........  536,489     536,489          --
DFA World ex U.S. Government Fixed Income Portfolio..   48,335      48,335          --
DFA Short-Term Extended Quality Portfolio............   87,752      87,752          --
DFA Targeted Credit Portfolio........................    4,180       4,180          --
DFA Global Core Plus Fixed Income Portfolio..........   20,855      20,855          --
DFA Investment Grade Portfolio.......................   13,170      13,170          --
DFA Short-Duration Real Return Portfolio.............   19,545      17,453      $2,092
DFA Municipal Real Return Portfolio..................      747          --         747

                                                       CHANGE IN UNREALIZED APPRECIATION
                                                         (DEPRECIATION) ON DERIVATIVES
                                                      -----------------------------------
                                                                  FORWARD
                                                                  CURRENCY       SWAP
                                                        TOTAL   CONTRACTS(3) CONTRACTS(4)
                                                      --------  ------------ ------------
DFA Two-Year Global Fixed Income Portfolio........... $(12,380)   $(12,380)       --
DFA Selectively Hedged Global Fixed Income Portfolio.    8,093       8,093        --
DFA Five-Year Global Fixed Income Portfolio..........  152,598     152,598        --
DFA World ex U.S. Government Fixed Income Portfolio..    7,776       7,776        --
DFA Short-Term Extended Quality Portfolio............   11,894      11,894        --
DFA Targeted Credit Portfolio........................    3,019       3,019        --

                                                CHANGE IN UNREALIZED APPRECIATION
                                                 (DEPRECIATION) ON DERIVATIVES
                                                --------------------------------
                                                          FORWARD
                                                          CURRENCY       SWAP
                                                TOTAL   CONTRACTS(3) CONTRACTS(4)
                                                ------  ------------ ------------
DFA Global Core Plus Fixed Income Portfolio.... $7,407     $7,407           --
DFA Investment Grade Portfolio.................  2,028      2,028           --
DFA Short-Duration Real Return Portfolio.......  5,496      2,070       $3,426
DFA Municipal Real Return Portfolio............  5,402         --        5,402
DFA California Municipal Real Return Portfolio.    138         --          138

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The Portfolios are subject to master netting agreements ("MNA") with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA's are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA's contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2018 (amounts in thousands):

                                              NET
                                            AMOUNTS     GROSS AMOUNTS NOT
                                           OF ASSETS      OFFSET IN THE
                                 GROSS     PRESENTED   STATEMENTS OF ASSETS              GROSS
                                AMOUNTS     IN THE       AND LIABILITIES                AMOUNTS
                                   OF     STATEMENTS  ----------------------              OF
                               RECOGNIZED  OF ASSETS   FINANCIAL     CASH      NET    RECOGNIZED
                                 ASSETS       AND     INSTRUMENTS COLLATERAL  AMOUNT  LIABILITIES
DESCRIPTION                       (a)     LIABILITIES     (b)      RECEIVED    (c)        (a)
-----------                    ---------- ----------- ----------- ---------- -------- -----------
                                                       ASSETS
                               ------------------------------------------------------ -----------
DFA TWO-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
Bank of America Corp..........  $    405   $    405          --       --     $    405       --
Citibank, N.A.................     3,932      3,932          --       --        3,932       --
State Street Bank and Trust...     3,125      3,125     $  (615)      --        2,510   $  615
HSBC Bank.....................       842        842          --       --          842       --
UBS AG........................       197        197        (197)      --           --      736
Barclays Capital..............     1,990      1,990          --       --        1,990       --
JP Morgan.....................       103        103          --       --          103       --
National Australia Bank Ltd...     1,632      1,632          --       --        1,632       --
Morgan Stanley and Co.
 International................     3,494      3,494          --       --        3,494       --
                                --------   --------     -------       --     --------   ------
Total.........................  $ 15,720   $ 15,720     $  (812)      --     $ 14,908   $1,351
                                ========   ========     =======       ==     ========   ======
DFA SELECTIVELY HEDGED GLOBAL
 FIXED INCOME PORTFOLIO
Royal Bank of Scotland........  $    874   $    874          --       --     $    874       --
State Street Bank and Trust...     3,741      3,741          --       --        3,741       --
Citibank, N.A.................       655        655     $   (33)      --          622   $   33
National Australia Bank Ltd...       123        123         (30)      --           93       30
Bank of America Corp..........       159        159          --       --          159       --
JP Morgan.....................        35         35          --       --           35       --
HSBC Bank.....................        --         --          --       --           --        8
                                --------   --------     -------       --     --------   ------
Total.........................  $  5,587   $  5,587     $   (63)      --     $  5,524   $   71
                                ========   ========     =======       ==     ========   ======
DFA FIVE-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
State Street Bank and Trust...  $ 89,426   $ 89,426     $(1,044)      --     $ 88,382   $1,044
Bank of America Corp..........    35,607     35,607        (196)      --       35,411      196
Citibank, N.A.................    31,997     31,997        (660)      --       31,337      660
JP Morgan.....................    22,557     22,557          --       --       22,557       --
Barclays Capital..............    10,877     10,877          --       --       10,877       --
Morgan Stanley and Co.
 International................     3,525      3,525        (154)      --        3,371      154
UBS AG........................    10,897     10,897        (507)      --       10,390      507
National Australia Bank Ltd...    17,603     17,603        (111)      --       17,492      111
HSBC Bank.....................     7,416      7,416         (35)      --        7,381       35
                                --------   --------     -------       --     --------   ------
Total.........................  $229,905   $229,905     $(2,707)      --     $227,198   $2,707
                                ========   ========     =======       ==     ========   ======
DFA WORLD EX U.S. GOVERNMENT
 FIXED INCOME PORTFOLIO
Citibank, N.A.................  $  1,115   $  1,115     $  (104)      --     $  1,011   $  104
State Street Bank and Trust...    10,838     10,838         (44)      --       10,794       44
Bank of America Corp..........     3,310      3,310          --       --        3,310       --
UBS AG........................     1,794      1,794         (95)      --        1,699       95
National Australia Bank Ltd...        11                     --       --            1       --
JP Morgan.....................     1,238      1,238          --       --        1,238       --
                                --------   --------     -------       --     --------   ------
Total.........................  $ 18,296   $ 18,296     $  (243)      --     $ 18,053   $  243
                                ========   ========     =======       ==     ========   ======

                                    NET
                                  AMOUNTS       GROSS AMOUNTS NOT
                               OF LIABILITIES     OFFSET IN THE
                                PRESENTED IN   STATEMENTS OF ASSETS
                                    THE          AND LIABILITIES
                                 STATEMENTS   ----------------------
                                 OF ASSETS     FINANCIAL     CASH     NET
                                    AND       INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                     LIABILITIES       (d)      PLEDGED    (e)
-----------                    -------------- ----------- ---------- ------
                                          LIABILITIES
                               ---------------------------------------------
DFA TWO-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
Bank of America Corp..........         --            --       --        --
Citibank, N.A.................         --            --       --        --
State Street Bank and Trust...     $  615       $  (615)      --        --
HSBC Bank.....................         --            --       --        --
UBS AG........................        736          (197)      --      $539
Barclays Capital..............         --            --       --        --
JP Morgan.....................         --            --       --        --
National Australia Bank Ltd...         --            --       --        --
Morgan Stanley and Co.
 International................         --            --       --        --
                                   ------       -------       --      ----
Total.........................     $1,351       $  (812)      --      $539
                                   ======       =======       ==      ====
DFA SELECTIVELY HEDGED GLOBAL
 FIXED INCOME PORTFOLIO
Royal Bank of Scotland........         --            --       --        --
State Street Bank and Trust...         --            --       --        --
Citibank, N.A.................     $   33       $   (33)      --        --
National Australia Bank Ltd...         30           (30)      --        --
Bank of America Corp..........         --            --       --        --
JP Morgan.....................         --            --       --        --
HSBC Bank.....................          8            --       --      $  8
                                   ------       -------       --      ----
Total.........................     $   71       $   (63)      --      $  8
                                   ======       =======       ==      ====
DFA FIVE-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
State Street Bank and Trust...     $1,044       $(1,044)      --        --
Bank of America Corp..........        196          (196)      --        --
Citibank, N.A.................        660          (660)      --        --
JP Morgan.....................         --            --       --        --
Barclays Capital..............         --            --       --        --
Morgan Stanley and Co.
 International................        154          (154)      --        --
UBS AG........................        507          (507)      --        --
National Australia Bank Ltd...        111          (111)      --        --
HSBC Bank.....................         35           (35)      --        --
                                   ------       -------       --      ----
Total.........................     $2,707       $(2,707)      --        --
                                   ======       =======       ==      ====
DFA WORLD EX U.S. GOVERNMENT
 FIXED INCOME PORTFOLIO
Citibank, N.A.................     $  104       $  (104)      --        --
State Street Bank and Trust...         44           (44)      --        --
Bank of America Corp..........         --            --       --        --
UBS AG........................         95           (95)      --        --
National Australia Bank Ltd...         --            --       --        --
JP Morgan.....................         --            --       --        --
                                   ------       -------       --      ----
Total.........................     $  243       $  (243)      --        --
                                   ======       =======       ==      ====

                                                NET
                                              AMOUNTS     GROSS AMOUNTS NOT
                                             OF ASSETS      OFFSET IN THE
                                   GROSS     PRESENTED   STATEMENTS OF ASSETS             GROSS
                                  AMOUNTS     IN THE       AND LIABILITIES               AMOUNTS
                                     OF     STATEMENTS  ----------------------             OF
                                 RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET    RECOGNIZED
                                   ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT  LIABILITIES
DESCRIPTION                         (a)     LIABILITIES     (b)      RECEIVED   (c)        (a)
-----------                      ---------- ----------- ----------- ---------- ------- -----------
                                                        ASSETS
                                 ----------------------------------------------------- -----------
DFA SHORT-TERM EXTENDED
 QUALITY PORTFOLIO
State Street Bank and Trust.....  $14,119     $14,119     $   (99)      --     $14,020   $   99
Citibank, N.A...................       46          46         (46)      --          --    1,159
Bank of America Corp............    5,144       5,144          --       --       5,144       --
UBS AG..........................    3,009       3,009          --       --       3,009       --
                                  -------     -------     -------       --     -------   ------
Total...........................  $22,318     $22,318     $  (145)      --     $22,173   $1,258
                                  =======     =======     =======       ==     =======   ======
DFA TARGETED CREDIT PORTFOLIO
Citibank, N.A...................  $ 3,770     $ 3,770     $   (28)      --     $ 3,742   $   28
State Street Bank and Trust.....      133         133          --       --         133       --
                                  -------     -------     -------       --     -------   ------
Total...........................  $ 3,903     $ 3,903     $   (28)      --     $ 3,875   $   28
                                  =======     =======     =======       ==     =======   ======
DFA GLOBAL CORE PLUS FIXED
 INCOME PORTFOLIO
Citibank, N.A...................  $ 6,398     $ 6,398     $   (20)      --     $ 6,378   $   20
State Street Bank and Trust.....    1,029       1,029          --       --       1,029       --
                                  -------     -------     -------       --     -------   ------
Total...........................  $ 7,427     $ 7,427     $   (20)      --     $ 7,407   $   20
                                  =======     =======     =======       ==     =======   ======
DFA INVESTMENT GRADE PORTFOLIO
JP Morgan.......................  $ 2,062     $ 2,062          --       --     $ 2,062       --
National Australia Bank Ltd.....      237         237          --       --         237       --
Citibank, N.A...................    1,955       1,955          --       --       1,955       --
                                  -------     -------     -------       --     -------   ------
Total...........................  $ 4,254     $ 4,254          --       --     $ 4,254       --
                                  =======     =======     =======       ==     =======   ======
DFA SHORT-DURATION REAL RETURN
 PORTFOLIO
Citibank, N.A...................  $ 5,217     $ 5,217     $  (452)      --     $ 4,765   $  452
Bank of America Corp............    3,483       3,483        (922)      --       2,561      922
Deutsche Bank AG, London
 Branch.........................    1,700       1,700        (122)      --       1,578      122
Deutsche Bank AG................      668         668        (668)      --          --    1,267
Credit Suisse...................      110         110          --       --         110       --
Barclays Capital................    4,877       4,877          --       --       4,877       --
                                  -------     -------     -------       --     -------   ------
Total...........................  $16,055     $16,055     $(2,164)      --     $13,891   $2,763
                                  =======     =======     =======       ==     =======   ======
DFA MUNICIPAL REAL RETURN
 PORTFOLIO
Citibank, N.A...................  $ 7,748     $ 7,748     $  (161)      --     $ 7,587   $  161
Bank of America Corp............    6,435       6,435        (801)      --       5,634      801
                                  -------     -------     -------       --     -------   ------
Total...........................  $14,183     $14,183     $  (962)      --     $13,221   $  962
                                  =======     =======     =======       ==     =======   ======
DFA CALIFORNIA MUNICIPAL REAL
 RETURN PORTFOLIO
Bank of America Corp............  $   207     $   207     $   (90)      --     $   117   $   90
Citibank, N.A...................      258         258        (209)      --          49      209
Merrill Lynch Capital Services,
 Inc............................       --          --          --       --          --       28
                                  -------     -------     -------       --     -------   ------
Total...........................  $   465     $   465     $  (299)      --     $   166   $  327
                                  =======     =======     =======       ==     =======   ======

                                      NET
                                    AMOUNTS       GROSS AMOUNTS NOT
                                 OF LIABILITIES     OFFSET IN THE
                                  PRESENTED IN   STATEMENTS OF ASSETS
                                      THE          AND LIABILITIES
                                   STATEMENTS   ---------------------
                                   OF ASSETS     FINANCIAL     CASH     NET
                                      AND       INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                       LIABILITIES       (d)      PLEDGED    (e)
-----------                      -------------- ----------- ---------- ------
                                            LIABILITIES
                                 ---------------------------------------------
DFA SHORT-TERM EXTENDED
 QUALITY PORTFOLIO
State Street Bank and Trust.....     $   99       $   (99)       --        --
Citibank, N.A...................      1,159           (46)       --    $1,113
Bank of America Corp............         --            --        --        --
UBS AG..........................         --            --        --        --
                                     ------       -------     -----    ------
Total...........................     $1,258       $  (145)       --    $1,113
                                     ======       =======     =====    ======
DFA TARGETED CREDIT PORTFOLIO
Citibank, N.A...................     $   28       $   (28)       --        --
State Street Bank and Trust.....         --            --        --        --
                                     ------       -------     -----    ------
Total...........................     $   28       $   (28)       --        --
                                     ======       =======     =====    ======
DFA GLOBAL CORE PLUS FIXED
 INCOME PORTFOLIO
Citibank, N.A...................     $   20       $   (20)       --        --
State Street Bank and Trust.....         --            --        --        --
                                     ------       -------     -----    ------
Total...........................     $   20       $   (20)       --        --
                                     ======       =======     =====    ======
DFA INVESTMENT GRADE PORTFOLIO
JP Morgan.......................         --            --        --        --
National Australia Bank Ltd.....         --            --        --        --
Citibank, N.A...................         --            --        --        --
                                     ------       -------     -----    ------
Total...........................         --            --        --        --
                                     ======       =======     =====    ======
DFA SHORT-DURATION REAL RETURN
 PORTFOLIO
Citibank, N.A...................     $  452       $  (452)       --        --
Bank of America Corp............        922          (922)       --        --
Deutsche Bank AG, London
 Branch.........................        122          (122)       --        --
Deutsche Bank AG................      1,267          (668)    $(599)       --
Credit Suisse...................         --            --        --        --
Barclays Capital................         --            --        --        --
                                     ------       -------     -----    ------
Total...........................     $2,763       $(2,164)    $(599)       --
                                     ======       =======     =====    ======
DFA MUNICIPAL REAL RETURN
 PORTFOLIO
Citibank, N.A...................     $  161       $  (161)       --        --
Bank of America Corp............        801          (801)       --        --
                                     ------       -------     -----    ------
Total...........................     $  962       $  (962)       --        --
                                     ======       =======     =====    ======
DFA CALIFORNIA MUNICIPAL REAL
 RETURN PORTFOLIO
Bank of America Corp............     $   90       $   (90)       --        --
Citibank, N.A...................        209          (209)       --        --
Merrill Lynch Capital Services,
 Inc............................         28            --        --    $   28
                                     ------       -------     -----    ------
Total...........................     $  327       $  (299)       --    $   28
                                     ======       =======     =====    ======

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note I contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. SECURITIES LENDING:

   As of October 31, 2018, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                     MARKET
                                     VALUE
                                     ------
DFA One-Year Fixed Income Portfolio. $6,115

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and
(iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                          REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                       AS OF OCTOBER 31, 2018
                                                      ---------------------------------------------------------
                                                      OVERNIGHT AND            BETWEEN
                                                       CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                      ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
DFA ONE-YEAR FIXED INCOME PORTFOLIO
   Bonds............................................. $177,373,826     --         --         --    $177,373,826
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
   Bonds.............................................   80,882,982     --         --         --      80,882,982
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
   Bonds.............................................   10,690,748     --         --         --      10,690,748
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
   Bonds.............................................   56,718,031     --         --         --      56,718,031
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
   Bonds.............................................   72,661,780     --         --         --      72,661,780
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
   Bonds.............................................   92,091,500     --         --         --      92,091,500
DFA TARGETED CREDIT PORTFOLIO
   Bonds.............................................   17,485,315     --         --         --      17,485,315

                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                              AS OF OCTOBER 31, 2018
                                             ---------------------------------------------------------
                                             OVERNIGHT AND            BETWEEN
                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                             ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
   Bonds.................................... $ 12,148,842     --         --         --    $ 12,148,842
DFA INVESTMENT GRADE PORTFOLIO
   Agency Obligations, Bonds................  328,172,813     --         --         --     328,172,813
DFA SHORT-DURATION REAL RETURN PORTFOLIO
   Agency Obligations, Bonds................   49,993,188     --         --         --      49,993,188

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                                 DISTRIBUTIONS FROM:
                                                                      -----------------------------------------
                                                                         NET        NET        NET
                                                                      INVESTMENT SHORT-TERM LONG-TERM
                                                                        INCOME     GAINS      GAINS     TOTAL
                                                                      ---------- ---------- --------- ---------
DFA One-Year Fixed Income Portfolio - Institutional Class............ $ (75,756)       --   $   (405) $ (76,161)
DFA Two-Year Global Fixed Income Portfolio - Institutional Class.....   (46,352)       --         --    (46,352)
DFA Selectively Hedged Global Fixed Income Portfolio - Institutional
  Class..............................................................   (16,079)       --         --    (16,079)
DFA Five-Year Global Fixed Income Portfolio - Institutional Class....  (219,966)  $(5,423)   (42,519)  (267,908)
DFA World Ex U.S. Government Fixed Income Portfolio - Institutional
  Class..............................................................   (19,386)   (1,312)      (551)   (21,249)
DFA Short-Term Government Portfolio - Institutional Class............   (24,390)     (720)    (4,717)   (29,827)
DFA Intermediate Government Fixed Income Portfolio - Institutional
  Class..............................................................   (85,509)   (3,003)    (6,710)   (95,222)
DFA Short-Term Extended Quality Portfolio - Institutional Class......   (84,608)       (4)        (4)   (84,616)
DFA Intermediate-Term Extended Quality Portfolio - Institutional
  Class..............................................................   (46,418)     (339)    (2,020)   (48,777)
DFA Targeted Credit Portfolio - Institutional Class..................    (9,264)       --         --     (9,264)
DFA Investment Grade Portfolio - Institutional Class.................  (150,794)       --         --   (150,794)
DFA Diversified Fixed Income Portfolio - Institutional Class.........    (5,141)       --         --     (5,141)
DFA LTIP Portfolio - Institutional Class.............................    (2,365)      (50)        --     (2,415)
DFA Inflation-Protected Securities Portfolio - Institutional Class...   (77,872)     (141)    (8,865)   (86,878)
DFA Short-Duration Real Return Portfolio - Institutional Class.......   (13,087)       --         --    (13,087)
DFA Municipal Real Return Portfolio - Institutional Class............    (8,396)       --         --     (8,396)
DFA Municipal Bond Portfolio - Institutional Class...................    (3,378)       --         --     (3,378)
DFA Short-Term Municipal Bond Portfolio - Institutional Class........   (22,189)       --         --    (22,189)
DFA Intermediate-Term Municipal Bond Portfolio - Institutional
  Class..............................................................   (20,181)       --         --    (20,181)
DFA California Short-Term Municipal Bond Portfolio - Institutional
  Class..............................................................    (8,471)       --         --     (8,471)
DFA California Intermediate-Term Municipal Bond Portfolio -
  Institutional Class................................................    (4,115)       --         --     (4,115)
DFA NY Municipal Bond Portfolio - Institutional Class................      (796)       --         --       (796)
DFA MN Municipal Bond Portfolio - Institutional Class................      (131)       --         --       (131)

                                                      UNDISTRIBUTED
                                                      NET INVESTMENT
                                                          INCOME
                                                      (DISTRIBUTIONS
                                                        IN EXCESS
                                                          OF NET
                                                        INVESTMENT
                                                         INCOME)
                                                      --------------
DFA One-Year Fixed Income Portfolio..................    $    (9)
DFA Two-Year Global Fixed Income Portfolio...........      8,617
DFA Selectively Hedged Global Fixed Income Portfolio.     12,958

                                                           UNDISTRIBUTED
                                                           NET INVESTMENT
                                                               INCOME
                                                           (DISTRIBUTIONS
                                                             IN EXCESS
                                                               OF NET
                                                             INVESTMENT
                                                              INCOME)
                                                           --------------
DFA Five-Year Global Fixed Income Portfolio...............     40,474
DFA World Ex U.S. Government Fixed Income Portfolio.......     (9,949)
DFA Short-Term Government Portfolio.......................      2,558
DFA Intermediate Government Fixed Income Portfolio........      9,264
DFA Short-Term Extended Quality Portfolio.................      5,437
DFA Intermediate-Term Extended Quality Portfolio..........        449
DFA Targeted Credit Portfolio.............................        699
DFA Investment Grade Portfolio............................     25,208
DFA Diversified Fixed Income Portfolio....................        253
DFA LTIP Portfolio........................................        358
DFA Inflation-Protected Securities Portfolio..............     11,411
DFA Short-Duration Real Return Portfolio..................     12,481
DFA Municipal Real Return Portfolio.......................        158
DFA Municipal Bond Portfolio..............................         66
DFA Short-Term Municipal Bond Portfolio...................        335
DFA Intermediate-Term Municipal Bond Portfolio............        380
DFA California Short-Term Municipal Bond Portfolio........        112
DFA California Intermediate-Term Municipal Bond Portfolio.         78
DFA NY Municipal Bond Portfolio...........................         14
DFA MN Municipal Bond Portfolio...........................          5

L. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                    APPROXIMATE
                                                                     PERCENTAGE
                                                       NUMBER OF   OF OUTSTANDING
                                                      SHAREHOLDERS     SHARES
                                                      ------------ --------------
DFA One-Year Fixed Income Portfolio..................      5             76%
DFA Two-Year Global Fixed Income Portfolio...........      4             79%
DFA Selectively Hedged Global Fixed Income Portfolio.      3             84%
DFA Five-Year Global Fixed Income Portfolio..........      3             76%
DFA World ex U.S. Government Fixed Income Portfolio..      4             73%
DFA Short-Term Government Portfolio..................      6             88%
DFA Intermediate Government Fixed Income Portfolio...      4             84%
DFA Short-Term Extended Quality Portfolio............      4             80%
DFA Intermediate-Term Extended Quality Portfolio.....      5             79%
DFA Targeted Credit Portfolio........................      3             86%
DFA Global Core Plus Fixed Income Portfolio..........      4             97%
DFA Investment Grade Portfolio.......................      4             87%

                                                                         APPROXIMATE
                                                                          PERCENTAGE
                                                            NUMBER OF   OF OUTSTANDING
                                                           SHAREHOLDERS     SHARES
                                                           ------------ --------------
DFA Diversified Fixed Income Portfolio....................      3             99%
DFA LTIP Portfolio........................................      6             92%
DFA Inflation-Protected Securities Portfolio..............      3             49%
DFA Short-Duration Real Return Portfolio..................      3             81%
DFA Municipal Real Return Portfolio.......................      3             92%
DFA California Municipal Real Return Portfolio............      3             97%
DFA Municipal Bond Portfolio..............................      4             95%
DFA Short-Term Municipal Bond Portfolio...................      4             90%
DFA Intermediate-Term Municipal Bond Portfolio............      4             85%
DFA California Short-Term Municipal Bond Portfolio........      3             91%
DFA California Intermediate-Term Municipal Bond Portfolio.      4             96%
DFA NY Municipal Bond Portfolio...........................      3             94%
DFA MN Municipal Bond Portfolio...........................      1             93%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-five portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios listed in the table below (twenty-five of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                                                                 STATEMENT OF
                                                                  STATEMENT OF   CHANGES IN NET       FINANCIAL
PORTFOLIO                                                          OPERATIONS       ASSETS           HIGHLIGHTS
---------                                                         -------------- --------------       ------------
DFA One-Year Fixed Income Portfolio                               For the year   For the years       For each of
DFA Two-Year Global Fixed Income Portfolio                        ended October  ended October       the periods
DFA Selectively Hedged Global Fixed Income Portfolio              31, 2018       31, 2018 and        indicated
DFA Five-Year Global Fixed Income Portfolio                                      2017                therein
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Targeted Credit Portfolio
DFA Investment Grade Portfolio
DFA Diversified Fixed Income Portfolio
DFA LTIP Portfolio DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Municipal Real Return Portfolio
DFA Municipal Bond Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA NY Municipal Bond Portfolio

DFA MN Municipal Bond Portfolio                                   For the year   For the year ended October 31,
                                                                  ended October  2018 and the period from July 25,
                                                                  31, 2018       2017 (commencement of
                                                                                 operations) through October 31,
                                                                                 2017

DFA California Municipal Real Return Portfolio                    For the period from November 1, 2017
                                                                  (commencement of operations) through October 31,
                                                                  2018

DFA Global Core Plus Fixed Income Portfolio                       For the period from January 11, 2018
                                                                  (commencement of operations) through October 31,
                                                                  2018

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolio paid distributions to shareholders of record, a portion of which is estimated to be in excess of the Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The Portfolio will send (or has sent) shareholders a Form 1099-DIV (or a financial intermediary should provide (or has provided) shareholders with similar information) for the relevant calendar year informing shareholders how to report these distributions for federal income tax purposes. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                             ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                             --------------------------------------------
                                              NET INCOME FOR      ACCUMULATED
                                              THE CURRENT OR     UNDISTRIBUTED
                                                 PRECEDING        NET PROFITS    PAID-IN
                                               FISCAL YEAR,      FROM THE SALE   SURPLUS
                                              AND ACCUMULATED    OF SECURITIES   OR OTHER
                                             UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                    INCOME          PROPERTIES      SOURCE
--------------                               -----------------   -------------   --------
DFA Five-Year Global Fixed Income Portfolio
   September 27, 2018.......................        46%                0%           54%

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

DFA TWO-YEAR FIXED INCOME PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US CORPORATE & GOVERNMENT INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                  [CHART]

                      DFA Two-Year                  ICE BofAML 1-3 Year
                  Government Portfolio          US Treasury & Agency Index
                  --------------------         ----------------------------
10/31/2008              $10,000                          $10,000
11/30/2008               10,184                           10,130
12/31/2008               10,351                           10,232
 1/31/2009               10,310                           10,195
 2/28/2009               10,310                           10,195
 3/31/2009               10,365                           10,248
 4/30/2009               10,396                           10,249
 5/31/2009               10,437                           10,276
 6/30/2009               10,434                           10,267
 7/31/2009               10,445                           10,283
 8/31/2009               10,476                           10,324
 9/30/2009               10,500                           10,351
10/31/2009               10,521                           10,373
11/30/2009               10,562                           10,433
12/31/2009               10,508                           10,358
 1/31/2010               10,551                           10,432
 2/28/2010               10,572                           10,453
 3/31/2010               10,563                           10,430
 4/30/2010               10,584                           10,458
 5/31/2010               10,605                           10,501
 6/30/2010               10,648                           10,549
 7/31/2010               10,669                           10,576
 8/31/2010               10,679                           10,595
 9/30/2010               10,696                           10,613
10/31/2010               10,728                           10,638
11/30/2010               10,696                           10,618
12/31/2010               10,707                           10,600
 1/31/2011               10,718                           10,618
 2/28/2011               10,707                           10,610
 3/31/2011               10,702                           10,606
 4/30/2011               10,745                           10,652
 5/31/2011               10,778                           10,689
 6/30/2011               10,777                           10,694
 7/31/2011               10,787                           10,721
 8/31/2011               10,798                           10,757
 9/30/2011               10,799                           10,744
10/31/2011               10,799                           10,753
11/30/2011               10,810                           10,758
12/31/2011               10,811                           10,765
 1/31/2012               10,833                           10,779
 2/29/2012               10,833                           10,768
 3/31/2012               10,834                           10,763
 4/30/2012               10,845                           10,784
 5/31/2012               10,845                           10,788
 6/30/2012               10,838                           10,784
 7/31/2012               10,849                           10,808
 8/31/2012               10,860                           10,810
 9/30/2012               10,854                           10,811
10/31/2012               10,854                           10,806
11/30/2012               10,854                           10,815
12/31/2012               10,858                           10,819
 1/31/2013               10,858                           10,821
 2/28/2013               10,858                           10,829
 3/31/2013               10,859                           10,832
 4/30/2013               10,870                           10,843
 5/31/2013               10,859                           10,827
 6/30/2013               10,859                           10,819
 7/31/2013               10,870                           10,836
 8/31/2013               10,859                           10,827
 9/30/2013               10,871                           10,851
10/31/2013               10,882                           10,863
11/30/2013               10,882                           10,873
12/31/2013               10,874                           10,859
 1/31/2014               10,885                           10,876
 2/28/2014               10,885                           10,886
 3/31/2014               10,885                           10,874
 4/30/2014               10,896                           10,889
 5/31/2014               10,907                           10,908
 6/30/2014               10,898                           10,903
 7/31/2014               10,898                           10,895
 8/31/2014               10,909                           10,913
 9/30/2014               10,903                           10,907
10/31/2014               10,925                           10,936
11/30/2014               10,936                           10,953
12/31/2014               10,910                           10,927
 1/31/2015               10,954                           10,981
 2/28/2015               10,932                           10,959
 3/31/2015               10,947                           10,984
 4/30/2015               10,958                           10,989
 5/31/2015               10,958                           10,997
 6/30/2015               10,957                           11,000
 7/31/2015               10,957                           11,006
 8/31/2015               10,957                           11,002
 9/30/2015               10,978                           11,035
10/31/2015               10,967                           11,025
11/30/2015               10,933                           10,998
12/31/2015               10,921                           10,987
 1/31/2016               10,977                           11,054
 2/29/2016               10,977                           11,066
 3/31/2016               11,003                           11,086
 4/30/2016               11,003                           11,090
 5/31/2016               10,992                           11,079
 6/30/2016               11,040                           11,143
 7/31/2016               11,029                           11,137
 8/31/2016               11,018                           11,120
 9/30/2016               11,030                           11,133
10/31/2016               11,030                           11,126
11/30/2016               10,996                           11,082
12/31/2016               11,007                           11,085
 1/31/2017               11,018                           11,100
 2/28/2017               11,018                           11,111
 3/31/2017               11,029                           11,115
 4/30/2017               11,040                           11,130
 5/31/2017               11,040                           11,143
 6/30/2017               11,034                           11,135
 7/31/2017               11,057                           11,158
 8/31/2017               11,068                           11,179
 9/30/2017               11,062                           11,162
10/31/2017               11,051                           11,155
11/30/2017               11,039                           11,133
12/31/2017               11,039                           11,134
 1/31/2018               11,028                           11,103
 2/28/2018               11,028                           11,099
 3/31/2018               11,044                           11,121
 4/30/2018               11,033                           11,103
 5/31/2018               11,067                           11,144
 6/30/2018               11,076                           11,145
 7/31/2018               11,065                           11,145               Past performance is not predictive of
 8/31/2018               11,099                           11,181               future performance.
 9/30/2018               11,094                           11,168
10/31/2018               11,117                           11,185               The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE         TEN                redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS       YEARS
           ------------------------------------------------------------        ICE BofAML index data copyright 2018
                                  0.86%        0.68%       1.13%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DFA TWO-YEAR GOVERNMENT PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US TREASURY & AGENCY INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                  [CHART]

                      DFA Two-Year                  ICE BofAML 1-3 Year
                  Government Portfolio          US Treasury & Agency Index
                  --------------------         ----------------------------
10/31/2008              $10,000                          $10,000
11/30/2008               10,184                           10,130
12/31/2008               10,351                           10,232
 1/31/2009               10,310                           10,195
 2/28/2009               10,310                           10,195
 3/31/2009               10,365                           10,248
 4/30/2009               10,396                           10,249
 5/31/2009               10,437                           10,276
 6/30/2009               10,434                           10,267
 7/31/2009               10,445                           10,283
 8/31/2009               10,476                           10,324
 9/30/2009               10,500                           10,351
10/31/2009               10,521                           10,373
11/30/2009               10,562                           10,433
12/31/2009               10,508                           10,358
 1/31/2010               10,551                           10,432
 2/28/2010               10,572                           10,453
 3/31/2010               10,563                           10,430
 4/30/2010               10,584                           10,458
 5/31/2010               10,605                           10,501
 6/30/2010               10,648                           10,549
 7/31/2010               10,669                           10,576
 8/31/2010               10,679                           10,595
 9/30/2010               10,696                           10,613
10/31/2010               10,728                           10,638
11/30/2010               10,696                           10,618
12/31/2010               10,707                           10,600
 1/31/2011               10,718                           10,618
 2/28/2011               10,707                           10,610
 3/31/2011               10,702                           10,606
 4/30/2011               10,745                           10,652
 5/31/2011               10,778                           10,689
 6/30/2011               10,777                           10,694
 7/31/2011               10,787                           10,721
 8/31/2011               10,798                           10,757
 9/30/2011               10,799                           10,744
10/31/2011               10,799                           10,753
11/30/2011               10,810                           10,758
12/31/2011               10,811                           10,765
 1/31/2012               10,833                           10,779
 2/29/2012               10,833                           10,768
 3/31/2012               10,834                           10,763
 4/30/2012               10,845                           10,784
 5/31/2012               10,845                           10,788
 6/30/2012               10,838                           10,784
 7/31/2012               10,849                           10,808
 8/31/2012               10,860                           10,810
 9/30/2012               10,854                           10,811
10/31/2012               10,854                           10,806
11/30/2012               10,854                           10,815
12/31/2012               10,858                           10,819
 1/31/2013               10,858                           10,821
 2/28/2013               10,858                           10,829
 3/31/2013               10,859                           10,832
 4/30/2013               10,870                           10,843
 5/31/2013               10,859                           10,827
 6/30/2013               10,859                           10,819
 7/31/2013               10,870                           10,836
 8/31/2013               10,859                           10,827
 9/30/2013               10,871                           10,851
10/31/2013               10,882                           10,863
11/30/2013               10,882                           10,873
12/31/2013               10,874                           10,859
 1/31/2014               10,885                           10,876
 2/28/2014               10,885                           10,886
 3/31/2014               10,885                           10,874
 4/30/2014               10,896                           10,889
 5/31/2014               10,907                           10,908
 6/30/2014               10,898                           10,903
 7/31/2014               10,898                           10,895
 8/31/2014               10,909                           10,913
 9/30/2014               10,903                           10,907
10/31/2014               10,925                           10,936
11/30/2014               10,936                           10,953
12/31/2014               10,910                           10,927
 1/31/2015               10,954                           10,981
 2/28/2015               10,932                           10,959
 3/31/2015               10,947                           10,984
 4/30/2015               10,958                           10,989
 5/31/2015               10,958                           10,997
 6/30/2015               10,957                           11,000
 7/31/2015               10,957                           11,006
 8/31/2015               10,957                           11,002
 9/30/2015               10,978                           11,035
10/31/2015               10,967                           11,025
11/30/2015               10,933                           10,998
12/31/2015               10,921                           10,987
 1/31/2016               10,977                           11,054
 2/29/2016               10,977                           11,066
 3/31/2016               11,003                           11,086
 4/30/2016               11,003                           11,090
 5/31/2016               10,992                           11,079
 6/30/2016               11,040                           11,143
 7/31/2016               11,029                           11,137
 8/31/2016               11,018                           11,120
 9/30/2016               11,030                           11,133
10/31/2016               11,030                           11,126
11/30/2016               10,996                           11,082
12/31/2016               11,007                           11,085
 1/31/2017               11,018                           11,100
 2/28/2017               11,018                           11,111
 3/31/2017               11,029                           11,115
 4/30/2017               11,040                           11,130
 5/31/2017               11,040                           11,143
 6/30/2017               11,034                           11,135
 7/31/2017               11,057                           11,158
 8/31/2017               11,068                           11,179
 9/30/2017               11,062                           11,162
10/31/2017               11,051                           11,155
11/30/2017               11,039                           11,133
12/31/2017               11,039                           11,134
 1/31/2018               11,028                           11,103
 2/28/2018               11,028                           11,099
 3/31/2018               11,044                           11,121
 4/30/2018               11,033                           11,103
 5/31/2018               11,067                           11,144
 6/30/2018               11,076                           11,145
 7/31/2018               11,065                           11,145               Past performance is not predictive of
 8/31/2018               11,099                           11,181               future performance.
 9/30/2018               11,094                           11,168
10/31/2018               11,117                           11,185               The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE         TEN                redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS       YEARS
           ------------------------------------------------------------        ICE BofAML index data copyright 2018
                                  0.60%        0.43%       1.06%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

FIXED INCOME MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short- term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                         OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                         ---------------- ---------------- ------
One-Month Treasury Bill (yield).........       0.99%            2.20%       1.21%
Ten-Year U.S. Treasury Notes (yield)....       2.38%            3.15%       0.77%

--------
Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DFA TWO-YEAR FIXED INCOME PORTFOLIO

   The DFA Two- Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high- quality fixed income securities maturing in two years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premium. The average maturity of the Portfolio remained relatively unchanged at 1.38 years as of October 31, 2018, versus 1.37 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.86% for the Portfolio and 0.41% for the ICE BofAML 1-3 Year U.S. Corporate & Government Index, the Portfolio's benchmark. Interest rates generally increased during the period, resulting in negative realized term premiums. The benchmark can hold securities with maturities between one and three years, whereas the Portfolio may invest in securities with maturities of up to two years. The Portfolio's higher weight in securities in the zero- to two-year maturity range and lower weight in securities in the two- to three-year maturity range contributed positively to performance relative to the benchmark.

DFA TWO-YEAR GOVERNMENT PORTFOLIO

   The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in two years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premium. The average maturity of the Portfolio decreased to 1.37 years as of October 31, 2018, from 1.45 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.60% for the Portfolio and 0.26% for the ICE BofAML 1-3 Year U.S. Treasury & Agency Index, the Portfolio's benchmark. Interest rates generally increased during the period, resulting in negative realized term premiums. The benchmark can hold securities with maturities between one and three years, whereas the Portfolio may invest in securities with maturities of up to two years. The Portfolio's higher weight in securities in the one- to two-year maturity range and lack of exposure to securities in the two- to three-year maturity range contributed positively to performance relative to the benchmark.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                      BEGINNING  ENDING              EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                        VALUE    VALUE     EXPENSE    DURING
                                      05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                      --------- --------- ---------- ---------
 DFA TWO-YEAR FIXED INCOME PORTFOLIO
 Actual Fund Return.................. $1,000.00 $1,009.80    0.21%     $1.06
 Hypothetical 5% Annual Return....... $1,000.00 $1,024.15    0.21%     $1.07

 DFA TWO-YEAR GOVERNMENT PORTFOLIO
 Actual Fund Return.................. $1,000.00 $1,007.60    0.20%     $1.01

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                         BEGINNING  ENDING              EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                           VALUE    VALUE     EXPENSE    DURING
                                         05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                         --------- --------- ---------- ---------
Hypothetical 5% Annual Return........... $1,000.00 $1,024.20    0.20%     $1.02

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

     DFA TWO-YEAR FIXED INCOME PORTFOLIO              DFA TWO-YEAR GOVERNMENT PORTFOLIO
Corporate...............................  15.0% Government.............................. 100.0%
                                                                                         -----
Government..............................  22.3%                                          100.0%
Foreign Corporate.......................  18.7%
Foreign Government......................  25.5%
Supranational...........................  18.5%
                                         -----
                                         100.0%

                      DFA TWO-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018


                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
                                                              ------
AGENCY OBLIGATIONS -- (7.3%)
Federal Home Loan Bank
    2.125%, 02/11/20.......................................     250  $  247,810
    1.875%, 03/13/20.......................................     250     246,858
    4.125%, 03/13/20.......................................   3,600   3,660,829
    2.375%, 03/30/20.......................................     450     447,155
Federal Home Loan Banks
    2.625%, 05/28/20.......................................   2,250   2,242,051
Federal Home Loan Mortgage Corp.
    1.375%, 05/01/20.......................................   2,500   2,446,427
                                                                     ----------

TOTAL AGENCY OBLIGATIONS...................................           9,291,130
                                                                     ----------
BONDS -- (77.3%)
African Development Bank
    1.375%, 02/12/20.......................................     750     735,543
    1.875%, 03/16/20.......................................   2,500   2,464,175
Agence Francaise de Developpement
    1.375%, 08/02/19.......................................     600     593,227
    1.625%, 01/21/20.......................................   1,934   1,900,495
ANZ New Zealand International Ltd.
    2.600%, 09/23/19.......................................     700     696,489
Apple, Inc.
    1.500%, 09/12/19.......................................   1,150   1,136,643
    1.900%, 02/07/20.......................................   1,054   1,040,727
Asian Development Bank
    1.625%, 05/05/20.......................................   3,450   3,382,902
Australia & New Zealand Banking Group, Ltd.
    1.600%, 07/15/19.......................................     750     742,705
W   2.250%, 12/19/19.......................................     400     396,279
Bank of Montreal
    2.100%, 06/15/20.......................................     500     491,201
    3.100%, 07/13/20.......................................     725     724,053
BNG Bank NV
    1.625%, 11/25/19.......................................     250     246,645
W   2.500%, 02/28/20.......................................   1,850   1,838,436
    2.500%, 02/28/20.......................................     700     695,624
    1.750%, 03/24/20.......................................     594     583,971
    1.750%, 10/05/20.......................................     300     292,739
Caisse d'Amortissement de la Dette Sociale
    1.750%, 09/24/19.......................................   1,000     990,040
    2.000%, 04/17/20.......................................     250     246,344
    1.875%, 07/28/20.......................................   1,500   1,468,965
Chevron Corp.
    1.991%, 03/03/20.......................................   2,750   2,711,972

                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
                                                              ------
Cisco Systems, Inc.
    4.450%, 01/15/20.......................................     250  $  254,214
Cooperatieve Rabobank UA
W   4.750%, 01/15/20.......................................     500     509,295
Council Of Europe Development Bank
    1.750%, 11/14/19.......................................     500     494,399
    1.875%, 01/27/20.......................................     750     740,469
    1.625%, 03/10/20.......................................   1,381   1,356,716
Equinor ASA
    2.250%, 11/08/19.......................................   2,463   2,442,899
Erste Abwicklungsanstalt
    2.500%, 03/13/20.......................................     600     595,468
EUROFIMA
    1.750%, 05/29/20.......................................     990     969,786
European Bank for Reconstruction & Development
    1.750%, 11/26/19.......................................     748     739,360
    1.625%, 05/05/20.......................................     500     490,200
European Investment Bank
    1.625%, 03/16/20.......................................     819     804,703
    1.750%, 05/15/20.......................................   2,650   2,602,088
    1.625%, 08/14/20.......................................     250     244,106
Export Development Canada
W   2.300%, 02/10/20.......................................   1,000     991,735
    1.750%, 07/21/20.......................................     900     880,988
FMS Wertmanagement
    1.750%, 05/15/20.......................................     600     588,946
Inter-American Development Bank
    1.625%, 05/12/20.......................................   1,570   1,539,595
    1.875%, 06/16/20.......................................   1,250   1,228,546
International Bank for Reconstruction & Development
    1.875%, 10/07/19.......................................     300     297,361
    1.875%, 04/21/20.......................................     500     492,532
    1.625%, 09/04/20.......................................   1,362   1,329,597
International Finance Corp.
    1.625%, 07/16/20.......................................     792     774,154
Kommunalbanken A.S.
W   2.500%, 04/17/20.......................................     250     248,358
    2.500%, 04/17/20.......................................     750     745,050
    1.750%, 09/15/20.......................................   1,100   1,074,476
    1.375%, 10/26/20.......................................     500     484,065
Kommunekredit
    1.750%, 01/10/20.......................................     500     493,205
    1.625%, 06/12/20.......................................   1,781   1,742,370
Kommuninvest I Sverige AB
    1.125%, 09/17/19.......................................     600     590,990
    1.750%, 03/19/20.......................................     500     491,799

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
                                                              ------
    1.625%, 09/01/20.......................................     500  $  487,444
W   1.625%, 09/01/20.......................................     500     487,392
Kreditanstalt fuer Wiederaufbau
    4.000%, 01/27/20.......................................     250     253,311
    1.750%, 03/31/20.......................................   1,000     983,645
    1.500%, 04/20/20.......................................     800     783,410
    1.625%, 05/29/20.......................................     352     344,734
    1.875%, 06/30/20.......................................     250     245,544
    2.750%, 07/15/20                                          1,150   1,145,312
Merck & Co., Inc.
    1.850%, 02/10/20.......................................   1,989   1,958,788
Municipality Finance P.L.C.
    1.500%, 03/23/20.......................................     968     948,504
National Australia Bank, Ltd.
    2.250%, 07/01/19.......................................   1,250   1,244,189
    2.250%, 01/10/20.......................................     500     494,607
Nederlandse Waterschapsbank NV
W   1.250%, 09/09/19.......................................     450     443,984
    1.625%, 03/04/20.......................................     500     491,169
Nestle Holdings, Inc.
    2.125%, 01/14/20.......................................   1,219   1,206,602
Nordea Bank Abp
W   1.625%, 09/30/19.......................................     500     493,359
Nordic Investment Bank
    2.500%, 04/28/20.......................................   2,550   2,533,635
    1.500%, 09/29/20.......................................     397     385,998
Novartis Capital Corp.
    1.800%, 02/14/20.......................................   2,335   2,300,002
    4.400%, 04/24/20.......................................     464     472,612
Oesterreichische Kontrollbank AG
    1.750%, 01/24/20.......................................     250     246,485
    1.375%, 02/10/20.......................................     200     196,029
Oracle Corp.
    2.250%, 10/08/19.......................................   1,250   1,242,041
Procter & Gamble Co. (The)
    1.750%, 10/25/19.......................................     500     494,302
Province of Alberta Canada
    1.900%, 12/06/19.......................................   3,200   3,164,109
Province of Ontario Canada
    4.400%, 04/14/20.......................................   2,350   2,394,164
    1.875%, 05/21/20.......................................     750     736,522
Province of Quebec Canada
    3.500%, 07/29/20.......................................     971     977,979
Royal Bank of Canada
    2.150%, 10/26/20.......................................   2,000   1,955,140
Shell International Finance BV
    1.375%, 09/12/19.......................................     200     197,451
    4.300%, 09/22/19.......................................     500     506,020
    4.375%, 03/25/20.......................................   1,446   1,471,638
    2.125%, 05/11/20.......................................   1,360   1,341,655

                                                             FACE
                                                            AMOUNT    VALUE+
                                                            ------ ------------
                                                            (000)
                                                            ------
 State of North Rhine-Westphalia Germany
     1.250%, 09/16/19....................................     200  $    197,161
     1.625%, 01/22/20....................................   1,500     1,475,775
 Svensk Exportkredit AB
     1.750%, 05/18/20....................................   2,100     2,058,882
     1.875%, 06/23/20....................................     500       490,507
     2.750%, 10/07/20....................................     700       695,744
 Svenska Handelsbanken AB
     2.500%, 01/25/19....................................     216       215,875
 Toronto-Dominion Bank (The)
     1.900%, 10/24/19....................................     500       494,472
     3.000%, 06/11/20....................................   2,839     2,830,485
 Total Capital SA
     4.450%, 06/24/20....................................   1,999     2,036,852
 Toyota Motor Credit Corp.
     2.200%, 01/10/20....................................   1,854     1,837,192
     2.150%, 03/12/20....................................   1,263     1,249,028
 Walmart, Inc.
     1.750%, 10/09/19....................................   2,000     1,978,746
     2.850%, 06/23/20....................................   1,190     1,188,110
                                                                   ------------
 TOTAL BONDS.............................................            98,993,250
                                                                   ------------
 U.S. TREASURY OBLIGATIONS -- (14.9%)
 U.S. Treasury Notes
     1.375%, 01/15/20....................................     400       393,438
     1.250%, 01/31/20....................................   1,500     1,472,051
     1.375%, 02/15/20....................................   2,850     2,799,012
     1.250%, 02/29/20....................................   2,050     2,008,840
     1.375%, 02/29/20....................................   2,000     1,962,812
     1.625%, 03/15/20....................................   3,000     2,952,539
     1.125%, 03/31/20....................................     250       244,180
     1.375%, 03/31/20....................................   1,450     1,421,000
     2.250%, 03/31/20....................................   1,000       992,148
     1.500%, 04/15/20....................................   3,000     2,943,633
     1.125%, 04/30/20....................................   2,000     1,950,156
                                                                   ------------
 TOTAL U.S. TREASURY OBLIGATIONS.........................            19,139,809
                                                                   ------------
 TOTAL INVESTMENT SECURITIES.............................           127,424,189
                                                                   ------------

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                             SHARES     VALUE+
                                                                             ------- ------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
@(S)  DFA Short Term Investment Fund........................................      18 $        202
      State Street Institutional U.S. Government Money Market Fund 2.090%... 689,278      689,278
                                                                                     ------------
      TOTAL TEMPORARY CASH INVESTMENTS                                                    689,480
                                                                                     ------------
      TOTAL INVESTMENTS -- (100.0%) (Cost $128,670,965).....................         $128,113,669
                                                                                     ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     -------- ----------------------------------------
                                     LEVEL 1    LEVEL 2       LEVEL 3      TOTAL
                                     --------  ------------   -------    ------------
 Agency Obligations.................       -- $  9,291,130      --      $  9,291,130
 Bonds..............................       --   98,993,250      --        98,993,250
 U.S. Treasury Obligations..........       --   19,139,809      --        19,139,809
 Temporary Cash Investments......... $689,278          202      --           689,480
                                     --------  ------------     --       ------------
 TOTAL.............................. $689,278 $127,424,391      --      $128,113,669
                                     ========  ============     ==       ============

                See accompanying Notes to Financial Statements.

                       DFA TWO-YEAR GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
                                                                        -------
AGENCY OBLIGATIONS -- (37.7%)
Federal Home Loan Bank
   2.125%, 02/11/20....................................................  8,350  $  8,276,862
   1.875%, 03/13/20.................................................... 10,000     9,874,330
   4.125%, 03/13/20.................................................... 14,250    14,490,782
   2.375%, 03/30/20.................................................... 14,200    14,110,214
                                                                                ------------
TOTAL AGENCY OBLIGATIONS...............................................           46,752,188
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- (62.3%)
U.S. Treasury Notes
   1.250%, 01/31/20.................................................... 11,000    10,795,039
   1.375%, 02/15/20.................................................... 11,200    10,999,625
   1.250%, 02/29/20.................................................... 15,150    14,845,817
   1.625%, 03/15/20....................................................  5,000     4,920,898
   1.375%, 03/31/20....................................................  5,450     5,341,000
   2.250%, 03/31/20....................................................    200       198,430
   1.500%, 04/15/20.................................................... 28,300    27,768,270
   1.500%, 05/15/20....................................................  2,400     2,352,000
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS........................................           77,221,079
                                                                                ------------
TOTAL INVESTMENT SECURITIES............................................          123,973,267

                                                                        SHARES
                                                                        -------
TEMPORARY CASH INVESTMENTS -- (0.0%)
   State Street Institutional U.S. Government Money Market Fund 2.090%. 19,348        19,348
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $124,658,510)..................................................         $123,992,615
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------
                                         LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                         ------- ------------ ------- ------------
Agency Obligations......................      -- $ 46,752,188   --    $ 46,752,188
U.S. Treasury Obligations...............      --   77,221,079   --      77,221,079
Temporary Cash Investments.............. $19,348           --   --          19,348
                                         ------- ------------   --    ------------
TOTAL................................... $19,348 $123,973,267   --    $123,992,615
                                         ======= ============   ==    ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                   DFA TWO-YEAR  DFA TWO-YEAR
                                                   FIXED INCOME   GOVERNMENT
                                                    PORTFOLIO     PORTFOLIO
                                                   ------------  ------------
  ASSETS:
  Investments at Value............................ $    127,424  $    123,973
  Temporary Cash Investments at Value & Cost......          689            19
  Receivables:
     Investment Securities Sold...................        1,483            --
     Dividends and Interest.......................          671           326
     Fund Shares Sold.............................           37            --
  Prepaid Expenses and Other Assets...............           14            27
                                                   ------------  ------------
         Total Assets.............................      130,318       124,345
                                                   ------------  ------------
  LIABILITIES:
  Payables:
     Investment Securities Purchased..............        1,463            --
     Fund Shares Redeemed.........................          244            95
     Due to Advisor...............................           16            16
  Accrued Expenses and Other Liabilities..........           26            24
                                                   ------------  ------------
         Total Liabilities........................        1,749           135
                                                   ------------  ------------
  NET ASSETS...................................... $    128,569  $    124,210
                                                   ============  ============
  Institutional Class Shares -- based on net
    assets of $128,569 and $124,210 and shares
    outstanding of 12,979,542 and 12,782,142,
    respectively.................................. $       9.91  $       9.72
                                                   ============  ============
  NUMBER OF SHARES AUTHORIZED.....................  300,000,000   300,000,000
                                                   ============  ============
  Investments at Cost............................. $    127,982  $    124,640
                                                   ============  ============
  NET ASSETS CONSIST OF:
  Paid-In Capital................................. $    129,432  $    126,179
  Total Distributable Earnings (Loss).............         (863)       (1,969)
                                                   ------------  ------------
  NET ASSETS...................................... $    128,569  $    124,210
                                                   ============  ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                       DFA TWO-YEAR DFA TWO-YEAR
                                                                       FIXED INCOME  GOVERNMENT
                                                                        PORTFOLIO    PORTFOLIO
                                                                       ------------ ------------
INVESTMENT INCOME
   Interest...........................................................    $2,112      $ 2,222
                                                                          ------      -------
       Total Investment Income........................................     2,112        2,222
                                                                          ------      -------
FUND EXPENSES
   Investment Management Fees.........................................       149          170
   Accounting & Transfer Agent Fees...................................        11           10
   Custodian Fees.....................................................         3            2
   Filing Fees........................................................        31           30
   Shareholders' Reports..............................................         9           10
   Professional Fees..................................................         4            4
   Other..............................................................         3            4
                                                                          ------      -------
       Total Fund Expenses............................................       210          230
                                                                          ------      -------
   Net Expenses.......................................................       210          230
                                                                          ------      -------
   NET INVESTMENT INCOME (LOSS).......................................     1,902        1,992
                                                                          ------      -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**...................................      (498)      (1,024)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.....................      (425)        (347)
                                                                          ------      -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)............................      (923)      (1,371)
                                                                          ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $  979      $   621
                                                                          ======      =======

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  DFA TWO-YEAR FIXED     DFA TWO-YEAR
                                                                                   INCOME PORTFOLIO   GOVERNMENT PORTFOLIO
                                                                                  ------------------  ------------------
                                                                                    YEAR      YEAR      YEAR       YEAR
                                                                                    ENDED     ENDED     ENDED      ENDED
                                                                                   OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                                                    2018      2017      2018       2017
                                                                                  --------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  1,902  $    912  $  1,992   $  1,042
   Net Realized Gain (Loss) on:..................................................
       Investment Securities Sold*,**............................................     (498)     (120)   (1,024)      (283)
   Change in Unrealized Appreciation (Depreciation) of:..........................
       Investment Securities and Foreign Currency................................     (425)     (123)     (347)      (476)
                                                                                  --------  --------  --------   --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........      979       669       621        283
                                                                                  --------  --------  --------   --------
Distributions:^
       Institutional Class Shares................................................   (1,635)     (895)   (1,767)    (1,008)
                                                                                  --------  --------  --------   --------
          Total Distributions....................................................   (1,635)     (895)   (1,767)    (1,008)
                                                                                  --------  --------  --------   --------
Capital Share Transactions (1):
   Shares Issued.................................................................   60,182     7,220    35,971     15,655
   Shares Issued in Lieu of Cash Distributions...................................    1,635       895     1,767      1,008
   Shares Redeemed...............................................................  (11,407)  (10,242)  (25,316)   (18,503)
                                                                                  --------  --------  --------   --------
          Net Increase (Decrease) from Capital Share Transactions................   50,410    (2,127)   12,422     (1,840)
                                                                                  --------  --------  --------   --------
          Total Increase (Decrease) in Net Assets................................   49,754    (2,353)   11,276     (2,565)
NET ASSETS
   Beginning of Year.............................................................   78,815    81,168   112,934    115,499
                                                                                  --------  --------  --------   --------
   End of Year................................................................... $128,569  $ 78,815  $124,210   $112,934
                                                                                  ========  ========  ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................    6,065       723     3,689      1,590
   Shares Issued in Lieu of Cash Distributions...................................      165        90       182        103
   Shares Redeemed...............................................................   (1,150)   (1,026)   (2,594)    (1,881)
                                                                                  --------  --------  --------   --------
       Net Increase (Decrease) from Shares Issued and Redeemed...................    5,080      (213)    1,277       (188)
                                                                                  ========  ========  ========   ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0 and $0, respectively
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2017 of $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note J in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       DFA TWO-YEAR FIXED INCOME PORTFOLIO              DFA TWO-YEAR GOVERNMENT PORTFOLIO
                                  --------------------------------------------  ------------------------------------------------
                                    YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                   OCT 31,  OCT 31,  OCT 31,  OCT 31,  OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                    2018     2017     2016     2015     2014      2018      2017      2016      2015      2014
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Net Asset Value, Beginning
  of Year........................ $   9.98  $ 10.00  $ 10.02  $ 10.02  $ 10.02  $   9.81  $   9.88  $   9.90  $   9.92  $   9.91
Income from Investment
  Operations
   Net Investment Income
     (Loss) (A)..................     0.19     0.11     0.08     0.04     0.02      0.17      0.09      0.05      0.03      0.01
   Net Gains (Losses) on
     Securities (Realized
     and Unrealized).............    (0.10)   (0.02)   (0.01)    0.02     0.01     (0.11)    (0.07)     0.01      0.01      0.03
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------
       Total from Investment
         Operations..............     0.09     0.09     0.07     0.06     0.03      0.06      0.02      0.06      0.04      0.04
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Less Distributions:
   Net Investment Income.........    (0.16)   (0.11)   (0.07)   (0.04)   (0.02)    (0.15)    (0.09)    (0.05)    (0.03)    (0.01)
   Net Realized Gains............       --       --    (0.02)   (0.02)   (0.01)       --        --     (0.03)    (0.03)    (0.02)
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------
       Total Distributions.......    (0.16)   (0.11)   (0.09)   (0.06)   (0.03)    (0.15)    (0.09)    (0.08)    (0.06)    (0.03)
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Net Asset Value, End of Year..... $   9.91  $  9.98  $ 10.00  $ 10.02  $ 10.02  $   9.72  $   9.81  $   9.88  $   9.90  $   9.92
                                  ========  =======  =======  =======  =======  ========  ========  ========  ========  ========
Total Return.....................     0.86%    0.92%    0.74%    0.57%    0.31%     0.60%     0.19%     0.58%     0.38%     0.39%
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Net Assets, End of Year
  (thousands).................... $128,569  $78,815  $81,168  $91,779  $98,961  $124,210  $112,934  $115,499  $133,648  $145,231
Ratio of Expenses to Average
  Net Assets.....................     0.21%    0.24%    0.29%    0.29%    0.28%     0.20%     0.23%     0.28%     0.28%     0.27%
Ratio of Net Investment
  Income to Average Net
  Assets.........................     1.92%    1.14%    0.75%    0.43%    0.20%     1.76%     0.93%     0.55%     0.31%     0.12%
Portfolio Turnover Rate..........       89%     115%      93%     238%     122%      115%      176%      118%      262%      225%
                                  --------  -------  -------  -------  -------  --------  --------  --------  --------  --------

See page 1 for the Definitions of Abbreviations and Footnotes. See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the "Portfolios") are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio,

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                   DFA Two-Year Fixed Income Portfolio. 0.15%
                   DFA Two-Year Government Portfolio... 0.15%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $32 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                    DFA Two-Year Fixed Income Portfolio. $4
                    DFA Two-Year Government Portfolio...  7

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                        U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                        -------------------------- ---------------------------
                                        PURCHASES      SALES       PURCHASES       SALES
                                        ---------     --------     ---------      -------
   DFA Two-Year Fixed Income Portfolio. $ 40,174      $ 14,607      $97,683       $73,158
   DFA Two-Year Government Portfolio...  142,042       129,676           --            --

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                     NET INVESTMENT
                                       INCOME AND
                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                     -------------- ------------- ---------- ------
DFA Two-Year Fixed Income Portfolio
2017................................     $  895          --           --     $  895
2018................................      1,635          --           --      1,635
DFA Two-Year Government Portfolio
2017................................      1,008          --           --      1,008
2018................................      1,767          --           --      1,767

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM
                                         CAPITAL GAINS  CAPITAL GAINS TOTAL
                                         -------------- ------------- -----
    DFA Two-Year Fixed Income Portfolio.      $(40)          --       $(40)
    DFA Two-Year Government Portfolio...       (70)          --        (70)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                     UNDISTRIBUTED                                               TOTAL NET
                                     NET INVESTMENT                                            DISTRIBUTABLE
                                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                     -------------- ------------- ------------- -------------- -------------
DFA Two-Year Fixed Income Portfolio.      $334           --          $  (635)       $(557)        $  (858)
DFA Two-Year Government Portfolio...       279           --           (1,575)        (666)         (1,962)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                  UNLIMITED TOTAL
                                                  --------- ------
             DFA Two-Year Fixed Income Portfolio.  $  635   $  635
             DFA Two-Year Government Portfolio...   1,575    1,575

   During the year ended October 31, 2018, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                               NET
                                                                            UNREALIZED
                                     FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                     TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     -------- ------------ -------------- --------------
DFA Two-Year Fixed Income Portfolio. $128,671      --          $(557)         $(557)
DFA Two-Year Government Portfolio...  124,639      --           (666)          (666)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1. FUTURES CONTRACTS: The Portfolios may purchase or sell futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor . The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                     DISTRIBUTIONS FROM:
                                                           ---------------------------------------
                                                              NET        NET        NET
                                                           INVESTMENT SHORT-TERM LONG-TERM
                                                             INCOME     GAINS      GAINS    TOTAL
                                                           ---------- ---------- --------- -------
DFA Two-Year Fixed Income Portfolio - Institutional Class.  $  (895)      --        --     $  (895)
DFA Two-Year Government Portfolio - Institutional Class...   (1,008)      --        --      (1,008)

                                                   UNDISTRIBUTED
                                                   NET INVESTMENT
                                                       INCOME
                                                   (DISTRIBUTIONS
                                                     IN EXCESS
                                                       OF NET
                                                     INVESTMENT
                                                      INCOME)
                                                   --------------
              DFA Two-Year Fixed Income Portfolio.      $102
              DFA Two-Year Government Portfolio...       117

K. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                           APPROXIMATE
                                                            PERCENTAGE
                                              NUMBER OF   OF OUTSTANDING
                                             SHAREHOLDERS     SHARES
                                             ------------ --------------
        DFA Two-Year Fixed Income Portfolio.      4            100%
        DFA Two-Year Government Portfolio...      3             97%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

L. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                              PORTFOLIOS
                                                                                              WITHIN THE  OTHER DIRECTORSHIPS
                                               TERM OF                                        DFA FUND    OF PUBLIC COMPANIES
   NAME, ADDRESS AND                      OFFICE/1/ AND LENGTH      PRINCIPAL OCCUPATION      COMPLEX/2/     HELD DURING
     YEAR OF BIRTH           POSITION        OF SERVICE             DURING PAST 5 YEARS       OVERSEEN       PAST 5 YEARS
   -----------------         --------     ------------------        --------------------      ----------  -------------------
George M. Constantinides  Director of       DFADIG-             Leo Melamed Professor of      128          None
University of Chicago     DFAIDG and        Since 1983          Finance, University of        portfolios
Booth School of Business  DIG Trustee of    DIG- Since          Chicago Booth School of       in 4
5807 S. Woodlawn Avenue   DFAITC and        1993 DFAITC-        Business (since 1978).        investment
Chicago, IL 60637         DEM               Since 1992                                        companies
1947                                        DEM- Since
                                            1993

Douglas W. Diamond        Director of       DFADIG-             Merton H. Miller              128          None
University of Chicago     DFAIDG and        Since June          Distinguished Service         portfolios
Booth School of Business  DIG Trustee of    2017 DIG-           Professor of Finance,         in 4
5807 S. Woodlawn Avenue   DFAITC and        Since June          University of Chicago         investment
Chicago, IL 60637         DEM               2017 DFAITC-        Booth School of Business      companies
1953                                        Since June          (since 1988). Visiting
                                            2017 DEM-           Scholar, Federal Reserve
                                            Since June          Bank of Richmond (since
                                            2017                1990). Formerly, Fischer
                                                                Black Visiting Professor of
                                                                Financial Economics,
                                                                Alfred P. Sloan School of
                                                                Management,
                                                                Massachusetts Institute of
                                                                Technology (2015 to 2016).

Roger G. Ibbotson         Director of       DFADIG-             Professor in Practice         128          None
Yale School of            DFAIDG and        Since 1981          Emeritus of Finance, Yale     portfolios
Management                DIG Trustee of    DIG- Since          School of Management          in 4
P.O. Box 208200           DFAITC and        1993 DFAITC-        (since 1984). Chairman,       investment
New Haven, CT 06520-      DEM               Since 1992          CIO and Partner, Zebra        companies
8200                                        DEM- Since          Capital Management, LLC
1943                                        1993                (hedge fund and asset
                                                                manager) (since 2001).
                                                                Formerly, Consultant to
                                                                Morningstar, Inc. (2006 -
                                                                2016).

Edward P. Lazear          Director of       DFADIG-             Distinguished Visiting        128          None
Stanford University       DFAIDG and        Since 2010          Fellow, Becker Friedman       portfolios
Graduate School of        DIG Trustee of    DIG- Since          Institute for Research in     in 4
Business                  DFAITC and        2010 DFAITC-        Economics, University of      investment
Knight Management         DEM               Since 2010          Chicago (since 2015).         companies
Center, E346                                DEM- Since          Morris Arnold Cox Senior
Stanford, CA 94305                          2010                Fellow, Hoover Institution
1948                                                            (since 2002). Jack Steele
                                                                Parker Professor of Human
                                                                Resources Management and
                                                                Economics, Graduate
                                                                School of Business,
                                                                Stanford University (since
                                                                1995). Cornerstone
                                                                Research (expert testimony
                                                                and economic and financial
                                                                analysis) (since 2009).

Myron S. Scholes          Director of       DFADIG-             Chief Investment Strategist,  128          Formerly,
c/o Dimensional Fund      DFAIDG and        Since 1981          Janus Henderson Investors     portfolios   Adviser, Kuapay,
Advisors LP               DIG Trustee of    DIG- Since          (since 2014). Frank E. Buck   in 4         Inc. (2013-
6300 Bee Cave Road,       DFAITC and        1993 DFAITC-        Professor of Finance,         investment   2014). Formerly,
Building One              DEM               Since 1992          Emeritus, Graduate School     companies    Director,
Austin, TX 78746                            DEM- Since          of Business, Stanford                      American
1941                                        1993                University (since 1981).                   Century Fund
                                                                                                           Complex
                                                                                                           (registered
                                                                                                           investment
                                                                                                           companies) (43
                                                                                                           Portfolios)
                                                                                                           (1980-2014).

                                                                                           PORTFOLIOS
                                                    TERM OF                                WITHIN THE  OTHER DIRECTORSHIPS
                                                   OFFICE/1/AND                            DFA FUND    OF PUBLIC COMPANIES
      NAME, ADDRESS AND                            LENGTH OF       PRINCIPAL OCCUPATION    COMPLEX/2/     HELD DURING
        YEAR OF BIRTH               POSITION        SERVICE        DURING PAST 5 YEARS     OVERSEEN       PAST 5 YEARS
      -----------------             --------       ----------      --------------------    ----------  -------------------
Abbie J. Smith                 Director of DFAIDG  DFADIG-       Boris and Irene Stern     128         Director (since
University of Chicago          and DIG Trustee of  Since 2000    Distinguished Service     portfolios  2000) and
Booth School of Business       DFAITC and DEM      DIG-          Professor of Accounting,  in 4        formerly, Lead
5807 S. Woodlawn Avenue                            Since 2000    University of Chicago     investment  Director (May
Chicago, IL 60637                                  DFAITC-       Booth School of Business  companies   2014 - May
1953                                               Since 2000    (since 1980).                         2017), HNI
                                                   DEM-                                                Corporation
                                                   Since 2000                                          (formerly known
                                                                                                       as HON
                                                                                                       Industries Inc.)
                                                                                                       (office furniture);
                                                                                                       Director, Ryder
                                                                                                       System Inc.
                                                                                                       (transportation,
                                                                                                       logistics and
                                                                                                       supply-chain
                                                                                                       management)
                                                                                                       (since 2003); and
                                                                                                       Trustee, UBS
                                                                                                       Funds (3
                                                                                                       investment
                                                                                                       companies
                                                                                                       within the fund
                                                                                                       complex) (21
                                                                                                       portfolios) (since
                                                                                                       2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                      PORTFOLIOS
                                   TERM OF                            WITHIN THE  OTHER DIRECTORSHIPS
                                  OFFICE/1/AND                        DFA FUND    OF PUBLIC COMPANIES
 NAME, ADDRESS AND                LENGTH OF     PRINCIPAL OCCUPATION  COMPLEX/2/     HELD DURING
  YEAR OF BIRTH       POSITION     SERVICE      DURING PAST 5 YEARS   OVERSEEN       PAST 5 YEARS
 -----------------     --------   ----------    --------------------  ----------  -------------------
David G. Booth       Chairman     DFADIG-       Chairman, Director/   128         None
6300 Bee Cave Road,  and          Since 1981    Trustee, and          portfolios
Building One         Director of  DIG-          formerly, President   in 4
Austin, TX 78746     DFAIDG       Since 1992    and Co-Chief          investment
1946                 and DIG      DFAITC-       Executive Officer     companies
                     Trustee of   Since 1992    (each until March
                     DFAITC       DEM-          2017) of
                     and DEM      Since 1993    Dimensional
                                                Emerging Markets
                                                Value Fund
                                                ("DEM"),
                                                DFAIDG,
                                                Dimensional
                                                Investment Group
                                                Inc. ("DIG") and
                                                The DFA
                                                Investment Trust
                                                Company
                                                ("DFAITC").
                                                Executive
                                                Chairman, and
                                                formerly, President
                                                and Co-Chief
                                                Executive Officer
                                                (each until February
                                                2017) of
                                                Dimensional
                                                Holdings Inc.,
                                                Dimensional Fund
                                                Advisors LP and
                                                DFA Securities
                                                LLC (collectively
                                                with DEM,
                                                DFAIDG, DIG and
                                                DFAITC, the "DFA
                                                Entities").
                                                Formerly, Chairman
                                                and Director (2009-
                                                2018), Co-Chief
                                                Executive Officer
                                                (2010 - June 2017)
                                                of Dimensional
                                                Fund Advisors
                                                Canada ULC.
                                                Trustee, University
                                                of Chicago (since
                                                2002). Trustee,
                                                University of
                                                Kansas Endowment
                                                Association (since
                                                2005). Formerly,
                                                Director of
                                                Dimensional Fund
                                                Advisors Ltd. (2002
                                                - July 2017), DFA
                                                Australia Limited
                                                (1994 - July 2017),
                                                Dimensional
                                                Advisors Ltd. (2012
                                                - July 2017),
                                                Dimensional Funds
                                                plc (2006 - July
                                                2017) and
                                                Dimensional Funds
                                                II plc (2006 - July
                                                2017). Formerly,
                                                Director and
                                                President of
                                                Dimensional Japan
                                                Ltd. (2012 - April
                                                2017). Formerly,
                                                President,
                                                Dimensional
                                                SmartNest (US)
                                                LLC (2009-2014);
                                                and Limited Partner,
                                                VSC Investors, LLC
                                                (2007 to 2015).
                                                Formerly,
                                                Chairman, Director,
                                                President and
                                                Co-Chief Executive
                                                Officer of
                                                Dimensional
                                                Cayman
                                                Commodity Fund I
                                                Ltd. (2010-
                                                September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                        TERM OF
                                       OFFICE/ 1/
                                          AND
NAME AND YEAR OF                       LENGTH OF
     BIRTH             POSITION         SERVICE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- ----------- -----------------------------------------------------------------
Valerie A. Brown  Vice President and   Since 2001  Vice President and Assistant Secretary of
1967              Assistant Secretary                   .all the DFA Entities (since 2001)
                                                        .DFA Australia Limited (since 2002)
                                                        .Dimensional Fund Advisors Ltd. (since 2002)
                                                        .Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                        .Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                        .Dimensional Hong Kong Limited (since 2012)
                                                   Director, Vice President and Assistant Secretary (since 2003) of
                                                        Dimensional Fund Advisors Canada ULC

David P. Butler   Co-Chief Executive   Since 2017  Co-Chief Executive Officer (since 2017) of
1964              Officer                               .all the DFA entities
                                                   Director (since 2017) of
                                                        .Dimensional Holdings Inc.
                                                        .Dimensional Fund Advisors Canada ULC
                                                        .Dimensional Japan Ltd.
                                                        .Dimensional Advisors Ltd.
                                                        .Dimensional Fund Advisors Ltd.
                                                        .DFA Australia Limited
                                                   Director and Co-Chief Executive Officer (since 2017) of
                                                        .Dimensional Cayman Commodity Fund I Ltd.
                                                   Head of Global Financial Advisor Services (since 2007) for
                                                        .Dimensional Fund Advisors LP
                                                   Formerly, Vice President (2007 - 2017) of
                                                        .all the DFA Entities

Stephen A. Clark  Executive Vice       Since 2017  Executive Vice President (since 2017) of
1972              President                             .all the DFA entities
                                                   Director and Vice President (since 2016) of
                                                        .Dimensional Japan Ltd.
                                                   President and Director (since 2016) of
                                                        .Dimensional Fund Advisors Canada ULC
                                                   Vice President (since 2008) and Director (since 2016) of
                                                        .DFA Australia Limited
                                                   Director (since 2016) of
                                                        .Dimensional Advisors Ltd.
                                                        .Dimensional Fund Advisors Pte. Ltd.
                                                        .Dimensional Hong Kong Limited
                                                   Vice President (since 2016) of
                                                        .Dimensional Fund Advisors Pte. Ltd.
                                                   Head of Global Institutional Services (since 2014) for
                                                        .Dimensional Fund Advisors LP
                                                   Formerly, Vice President (2004 - 2017) of
                                                        .all the DFA Entities
                                                   Formerly, Vice President (2010 - 2016) of
                                                        .Dimensional Fund Advisors Canada ULC
                                                   Formerly, Head of Institutional, North America (2012 - 2013) for
                                                        .Dimensional Fund Advisors LP


Christopher S.     Vice President and   Since 2004  Vice President and Global Chief Compliance Officer (since 2004) of
Crossan            Global Chief                          .all the DFA Entities
1965               Compliance Officer                    .DFA Australia Limited
                                                         .Dimensional Fund Advisors Ltd.
                                                    Chief Compliance Officer (since 2006) and Chief Privacy Officer (since
                                                    2015) of
                                                         .Dimensional Fund Advisors Canada ULC
                                                    Chief Compliance Officer of
                                                         .Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                         .Dimensional Japan Ltd. (since 2017)
                                                    Formerly, Vice President and Global Chief Compliance Officer (2010 -
                                                    2014) for
                                                         .Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,         Vice     Vice President, Chief Financial Officer, and Treasurer (since 2016) of
1958               Chief Financial      President        .all the DFA Entities
                   Officer, and         since 2015       .Dimensional Advisors Ltd.
                   Treasurer            and Chief        .Dimensional Fund Advisors Ltd.
                                        Financial        .Dimensional Hong Kong Limited
                                         Officer         .Dimensional Cayman Commodity Fund I Ltd.
                                           and           .Dimensional Fund Advisors Canada ULC
                                        Treasurer        .Dimensional Fund Advisors Pte. Ltd.
                                        since 2016       .DFA Australia Limited
                                                    Director (since 2016) for
                                                         .Dimensional Funds plc
                                                         .Dimensional Funds II plc
                                                    Formerly, interim Chief Financial Officer and interim Treasurer (2016) of
                                                         .all the DFA Entities
                                                         .Dimensional Fund Advisors LP
                                                         .Dimensional Fund Advisors Ltd.
                                                         .DFA Australia Limited
                                                         .Dimensional Advisors Ltd.
                                                         .Dimensional Fund Advisors Pte. Ltd.
                                                         .Dimensional Hong Kong Limited
                                                         .Dimensional Cayman Commodity Fund I Ltd.
                                                         .Dimensional Fund Advisors Canada ULC
                                                    Formerly, Controller (2015 - 2016) of
                                                         .all the DFA Entities
                                                         .Dimensional Fund Advisors LP
                                                    Formerly, Vice President (2008 - 2015) of
                                                         .T. Rowe Price Group, Inc.
                                                    Formerly, Director of Investment Treasury and Treasurer (2008 - 2015) of
                                                         .the T. Rowe Price Funds

Jeff J. Jeon       Vice President and      Vice     Vice President (since 2004) and Assistant Secretary (since 2017) of
1973               Assistant Secretary  President        .all the DFA Entities
                                        since 2004  Vice President and Assistant Secretary (since 2010) of
                                           and           .Dimensional Cayman Commodity Fund I Ltd.
                                        Assistant
                                        Secretary
                                        since 2017

Joy Lopez          Vice President and      Vice     Vice President (since 2015) of
1971               Assistant Treasurer  President        .all the DFA Entities
                                        since 2015  Assistant Treasurer (since 2017) of
                                           and           .the DFA Fund Complex
                                        Assistant   Formerly, Senior Tax Manager (2013 - 2015) for
                                        Treasurer        .Dimensional Fund Advisors LP
                                        since 2017

Kenneth M. Manell  Vice President       Since 2010  Vice President (since 2010) of
1972                                                     .all the DFA Entities
                                                         .Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell  President and       President   President (since 2017) of
1964                 General Counsel     since 2017       .the DFA Fund Complex
                                            and      General Counsel (since 2001) of
                                          General         .All the DFA Entities
                                          Counsel    Executive Vice President (since 2017) and Secretary (since 2000) of
                                         since 2001       .Dimensional Fund Advisors LP
                                                          .Dimensional Holdings Inc.
                                                          .DFA Securities LLC
                                                          .Dimensional Investment LLC
                                                     Director (since 2002), Vice President (since 1997) and Secretary (since
                                                     2002) of
                                                          .DFA Australia Limited
                                                          .Dimensional Fund Advisors Ltd.
                                                     Vice President and Secretary of
                                                          .Dimensional Fund Advisors Canada ULC (since 2003)
                                                          .Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                          .Dimensional Japan Ltd. (since 2012)
                                                          .Dimensional Advisors Ltd. (since 2012)
                                                          .Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                     Director of
                                                          .Dimensional Funds plc (since 2002)
                                                          .Dimensional Funds II plc (since 2006)
                                                          .Director of Dimensional Japan Ltd. (since 2012)
                                                          .Dimensional Advisors Ltd. (since 2012)
                                                          .Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                          .Dimensional Hong Kong Limited (since 2012)
                                                     Formerly, Vice President and Secretary (2010 - 2014) of
                                                          .Dimensional SmartNest (US) LLC
                                                     Formerly, Vice President (1997 - 2017) and Secretary (2000 - 2017) of
                                                          .the DFA Fund Complex
                                                     Formerly, Vice President of
                                                          .Dimensional Fund Advisors LP (1997 - 2017)
                                                          .Dimensional Holdings Inc. (2006 - 2017)
                                                          .DFA Securities LLC (1997 - 2017)
                                                          .Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz    Vice President and    Since     Vice President and Deputy Chief Compliance Officer of
1961                 Deputy Chief           2013          .the DFA Fund Complex (since 2013)
                     Compliance Officer                   .Dimensional Fund Advisors LP (since 2012)

Carolyn L. O         Vice President and     Vice     Vice President (since 2010) and Secretary (since 2017) of
1974                 Secretary           President        .the DFA Fund Complex
                                         since 2010  Vice President (since 2010) and Assistant Secretary (since 2016) of
                                            and           .Dimensional Fund Advisors LP
                                         Secretary        .Dimensional Holdings Inc.
                                         since 2017       .Dimensional Investment LLC
                                                     Vice President of
                                                          .DFA Securities LLC (since 2010)
                                                          .Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                          .Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive   Co-Chief   Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
1976                Officer and Chief   Executive       .all the DFA Entities
                    Investment Officer   Officer        .Dimensional Fund Advisors Canada ULC
                                        and Chief   Director, Chief Investment Officer and Vice President (since 2017) of
                                        Investment      .DFA Australia Limited
                                         Officer    Chief Investment Officer (since 2017) and Vice President (since 2016) of
                                        since 2017      .Dimensional Japan Ltd.
                                                    Director, Co-Chief Executive Officer and Chief Investment Officer (since
                                                    2017) of
                                                        .Dimensional Cayman Commodity Fund I Ltd.
                                                    Director of
                                                        .Dimensional Funds plc (since 2014)
                                                        .Dimensional Fund II plc (since 2014)
                                                        .Dimensional Holdings Inc. (since 2017)
                                                    Formerly, Co-Chief Investment Officer of
                                                        .Dimensional Japan Ltd. (2016 - 2017)
                                                        .DFA Australia Limited (2014 - 2017)
                                                    Formerly, Executive Vice President (2017) and Co-Chief Investment Officer
                                                    (2014 - 2017) of
                                                        .all the DFA Entities
                                                    Formerly, Vice President (2007 - 2017) of
                                                        .all the DFA Entities
                                                    Formerly, Vice President and Co-Chief Investment Officer (2014 - 2017) of
                                                        .Dimensional Fund Advisors Canada ULC
                                                    Formerly, Director of
                                                        .Dimensional Fund Advisors Pte. Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.



                                                             NET
                                                         INVESTMENT    SHORT-TERM     LONG-TERM
                                                           INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT
DFA INVESTMENT DIMENSIONS GROUP INC.                    DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST
------------------------------------                    ------------- ------------- ------------- --------- ----------
DFA One-Year Fixed Income Portfolio....................      100%           0%            0%          0%         0%
DFA Two-Year Global Fixed Income Portfolio.............      100%           0%            0%          0%         0%
DFA Selectively Hedged Global Fixed Income Portfolio...      100%           0%            0%          0%         0%
DFA Five- Year Global Fixed Income Portfolio...........       96%           0%            4%          0%         0%
DFA World ex U.S. Government Fixed Income Portfolio....      100%           0%            0%          0%         0%
DFA Short- Term Government Portfolio...................      100%           0%            0%          0%         0%
DFA Intermediate Government Fixed Income Portfolio.....       95%           0%            5%          0%         0%
DFA Short- Term Extended Quality Portfolio.............       96%           0%            4%          0%         0%
DFA Intermediate-Term Extended Quality Portfolio.......       91%           0%            9%          0%         0%
DFA Targeted Credit Portfolio..........................       94%           0%            6%          0%         0%
DFA Global Core Plus Fixed Income Portfolio............      100%           0%            0%          0%         0%
DFA Investment Grade Portfolio.........................      100%           0%            0%          0%         0%
DFA Diversified Fixed Income Portfolio.................       99%           0%            1%          0%         0%
DFA LTIP Portfolio.....................................      100%           0%            0%          0%         0%
DFA Inflation- Protected Securities Portfolio..........      100%           0%            0%          0%         0%
DFA Short- Duration Real Return Portfolio..............      100%           0%            0%          0%         0%
DFA Municipal Real Return Portfolio....................        0%           0%            0%          0%       100%

                                                                       QUALIFYING
                                                                           FOR
                                                                        CORPORATE
                                                                        DIVIDENDS   QUALIFYING     U.S.      FOREIGN    FOREIGN
                                                            TOTAL       RECEIVED     DIVIDEND   GOVERNMENT     TAX       SOURCE
DFA INVESTMENT DIMENSIONS GROUP INC.                    DISTRIBUTIONS DEDUCTION (1) INCOME (2) INTEREST (3) CREDIT (4) INCOME (5)
------------------------------------                    ------------- ------------- ---------- ------------ ---------- ----------
DFA One-Year Fixed Income Portfolio....................      100%           0%           0%        100%         0%         0%
DFA Two-Year Global Fixed Income Portfolio.............      100%           0%           0%          0%         0%         0%
DFA Selectively Hedged Global Fixed Income Portfolio...      100%           0%           0%          0%         0%         0%
DFA Five- Year Global Fixed Income Portfolio...........      100%           0%           0%          0%         0%         0%
DFA World ex U.S. Government Fixed Income Portfolio....      100%           0%           0%         53%         0%         0%
DFA Short- Term Government Portfolio...................      100%           0%           0%        100%         0%         0%
DFA Intermediate Government Fixed Income Portfolio.....      100%           0%           0%        100%         0%         0%
DFA Short- Term Extended Quality Portfolio.............      100%           0%           0%          1%         0%         0%
DFA Intermediate-Term Extended Quality Portfolio.......      100%           0%           0%          4%         0%         0%
DFA Targeted Credit Portfolio..........................      100%           0%           0%          0%         0%         0%
DFA Global Core Plus Fixed Income Portfolio............      100%           0%           0%          0%         0%         0%
DFA Investment Grade Portfolio.........................      100%           0%           0%         29%         0%         0%
DFA Diversified Fixed Income Portfolio.................      100%          73%          73%          0%         0%         0%
DFA LTIP Portfolio.....................................      100%           0%           0%         22%         0%         0%
DFA Inflation- Protected Securities Portfolio..........      100%           0%           0%        100%         0%         0%
DFA Short- Duration Real Return Portfolio..............      100%           0%           0%          4%         0%         0%
DFA Municipal Real Return Portfolio....................      100%           0%           0%          0%         0%         0%

                                                                   QUALIFYING
                                                                     SHORT-
                                                        QUALIFYING    TERM
                                                         INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                    INCOME (6)  GAIN (7)
------------------------------------                    ---------- ----------
DFA One-Year Fixed Income Portfolio....................    100%        0%
DFA Two-Year Global Fixed Income Portfolio.............    100%        0%
DFA Selectively Hedged Global Fixed Income Portfolio...    100%        0%
DFA Five- Year Global Fixed Income Portfolio...........    100%        0%
DFA World ex U.S. Government Fixed Income Portfolio....    100%        0%
DFA Short- Term Government Portfolio...................    100%        0%
DFA Intermediate Government Fixed Income Portfolio.....    100%        0%
DFA Short- Term Extended Quality Portfolio.............    100%        0%
DFA Intermediate-Term Extended Quality Portfolio.......    100%        0%
DFA Targeted Credit Portfolio..........................    100%        0%
DFA Global Core Plus Fixed Income Portfolio............    100%        0%
DFA Investment Grade Portfolio.........................    100%        0%
DFA Diversified Fixed Income Portfolio.................     27%        0%
DFA LTIP Portfolio.....................................    100%        0%
DFA Inflation- Protected Securities Portfolio..........    100%        0%
DFA Short- Duration Real Return Portfolio..............    100%        0%
DFA Municipal Real Return Portfolio....................    100%        0%

                See accompanying Notes to Financial Statements.



                                                             NET
                                                         INVESTMENT    SHORT-TERM     LONG-TERM
                                                           INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT
DFA INVESTMENT DIMENSIONS GROUP INC.                    DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST
------------------------------------                    ------------- ------------- ------------- --------- ----------
DFA California Municipal Real Return Portfolio.........        0%           0%            0%          0%       100%
DFA Municipal Bond Portfolio...........................        0%           0%            0%          0%       100%
DFA Short- Term Municipal Bond Portfolio...............        0%           0%            0%          0%       100%
DFA Intermediate-Term Municipal Bond Portfolio.........        0%           0%            0%          0%       100%
DFA California Short- Term Municipal Bond Portfolio....        0%           0%            0%          0%       100%
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................        0%           0%            0%          0%       100%
DFA NY Municipal Bond Portfolio........................        0%           0%            0%          0%       100%
DFA MN Municipal Bond Portfolio........................        0%           0%            0%          0%       100%
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
DFA Two-Year Fixed Income Portfolio....................      100%           0%            0%          0%         0%
DFA Two-Year Government Portfolio......................      100%           0%            0%          0%         0%

                                                                       QUALIFYING
                                                                           FOR
                                                                        CORPORATE
                                                                        DIVIDENDS   QUALIFYING     U.S.      FOREIGN    FOREIGN
                                                            TOTAL       RECEIVED     DIVIDEND   GOVERNMENT     TAX       SOURCE
DFA INVESTMENT DIMENSIONS GROUP INC.                    DISTRIBUTIONS DEDUCTION (1) INCOME (2) INTEREST (3) CREDIT (4) INCOME (5)
------------------------------------                    ------------- ------------- ---------- ------------ ---------- ----------
DFA California Municipal Real Return Portfolio.........      100%           0%          0%           0%         0%         0%
DFA Municipal Bond Portfolio...........................      100%           0%          0%           0%         0%         0%
DFA Short- Term Municipal Bond Portfolio...............      100%           0%          0%           0%         0%         0%
DFA Intermediate-Term Municipal Bond Portfolio.........      100%           0%          0%           0%         0%         0%
DFA California Short- Term Municipal Bond Portfolio....      100%           0%          0%           0%         0%         0%
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................      100%           0%          0%           0%         0%         0%
DFA NY Municipal Bond Portfolio........................      100%           0%          0%           0%         0%         0%
DFA MN Municipal Bond Portfolio........................      100%           0%          0%           0%         0%         0%
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
DFA Two-Year Fixed Income Portfolio....................      100%           0%          0%          38%         0%         0%
DFA Two-Year Government Portfolio......................      100%           0%          0%         100%         0%         0%

                                                                   QUALIFYING
                                                                     SHORT-
                                                        QUALIFYING    TERM
                                                         INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                    INCOME (6)  GAIN (7)
------------------------------------                    ---------- ----------
DFA California Municipal Real Return Portfolio.........    100%        0%
DFA Municipal Bond Portfolio...........................    100%        0%
DFA Short- Term Municipal Bond Portfolio...............    100%        0%
DFA Intermediate-Term Municipal Bond Portfolio.........    100%        0%
DFA California Short- Term Municipal Bond Portfolio....    100%        0%
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................    100%        0%
DFA NY Municipal Bond Portfolio........................    100%        0%
DFA MN Municipal Bond Portfolio........................    100%        0%
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
DFA Two-Year Fixed Income Portfolio....................    100%        0%
DFA Two-Year Government Portfolio......................    100%        0%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

  LOGO                                                         DFA103118-024A
                                                                     00218741

                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

               LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

 /s/ David Butler                       /s/ Gerard O'Reilly

 DAVID BUTLER                           GERARD O'REILLY

 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................   1
   Performance Charts.....................................................   2
   Management's Discussion and Analysis...................................   3
   Disclosure of Fund Expenses............................................   6
   Disclosure of Portfolio Holdings.......................................   8
   Summary Schedules of Portfolio Holdings
       CSTG&E U.S. Social Core Equity 2 Portfolio.........................   9
       CSTG&E International Social Core Equity Portfolio..................  12
   Statements of Assets and Liabilities...................................  16
   Statements of Operations...............................................  17
   Statements of Changes in Net Assets....................................  18
   Financial Highlights...................................................  19
   Notes to Financial Statements..........................................  20
   Report of Independent Registered Public Accounting Firm................  30
FUND MANAGEMENT...........................................................  31
   Board of Independent Directors or Trustees Table.......................  32
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................  38
NOTICE TO SHAREHOLDERS....................................................  39

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations

   ADR          American Depositary Receipt
   P.L.C.       Public Limited Company
   SA           Special Assessment

Investment Footnotes

   +            See Note B to Financial Statements.

   ++           Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or
                Non-Income Producing Securities.

   *            Non-Income Producing Securities.

   #            Total or Partial Securities on Loan.

   >>           Securities that have generally been fair value factored. See Note B to Financial Statements.

   @            Security purchased with cash proceeds from Securities on Loan.

   (S)          Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------

   (A)          Computed using average shares outstanding.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --           Amounts designated as -- are either zero or rounded to zero.

   SEC          Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                         CSTG&E U.S. Social Core        Russell 3000 /R/
                            Equity 2 Portfolio               Index
                         ------------------------      ----------------
10/31/2008                       $10,000                     $10,000
11/30/2008                         9,066                       9,211
12/31/2008                         9,276                       9,387
 1/31/2009                         8,271                       8,599
 2/28/2009                         7,328                       7,698
 3/31/2009                         8,041                       8,373
 4/30/2009                         9,237                       9,254
 5/31/2009                         9,671                       9,747
 6/30/2009                         9,616                       9,781
 7/31/2009                        10,504                      10,542
 8/31/2009                        10,909                      10,919
 9/30/2009                        11,463                      11,376
10/31/2009                        11,026                      11,083
11/30/2009                        11,542                      11,713
12/31/2009                        12,027                      12,047
 1/31/2010                        11,587                      11,613
 2/28/2010                        12,121                      12,006
 3/31/2010                        12,994                      12,763
 4/30/2010                        13,545                      13,039
 5/31/2010                        12,474                      12,009
 6/30/2010                        11,580                      11,318
 7/31/2010                        12,512                      12,104
 8/31/2010                        11,754                      11,534
 9/30/2010                        12,959                      12,623
10/31/2010                        13,466                      13,117
11/30/2010                        13,752                      13,192
12/31/2010                        14,824                      14,087
 1/31/2011                        15,127                      14,394
 2/28/2011                        15,796                      14,918
 3/31/2011                        16,017                      14,986
 4/30/2011                        16,336                      15,432
 5/31/2011                        16,001                      15,256
 6/30/2011                        15,716                      14,982
 7/31/2011                        15,235                      14,639
 8/31/2011                        14,049                      13,760
 9/30/2011                        12,672                      12,693
10/31/2011                        14,441                      14,153
11/30/2011                        14,376                      14,115
12/31/2011                        14,478                      14,231
 1/31/2012                        15,271                      14,949
 2/29/2012                        15,902                      15,582
 3/31/2012                        16,299                      16,062
 4/30/2012                        16,121                      15,957
 5/31/2012                        15,003                      14,971
 6/30/2012                        15,561                      15,557
 7/31/2012                        15,642                      15,711
 8/31/2012                        16,147                      16,103
 9/30/2012                        16,601                      16,526
10/31/2012                        16,454                      16,241
11/30/2012                        16,585                      16,367
12/31/2012                        16,958                      16,567
 1/31/2013                        17,996                      17,476
 2/28/2013                        18,243                      17,708
 3/31/2013                        18,976                      18,402
 4/30/2013                        19,042                      18,703
 5/31/2013                        19,752                      19,144
 6/30/2013                        19,542                      18,896
 7/31/2013                        20,703                      19,932
 8/31/2013                        20,040                      19,375
 9/30/2013                        20,915                      20,095
10/31/2013                        21,764                      20,949
11/30/2013                        22,496                      21,557
12/31/2013                        23,155                      22,126
 1/31/2014                        22,085                      21,427
 2/28/2014                        23,055                      22,443
 3/31/2014                        23,379                      22,562
 4/30/2014                        23,296                      22,590
 5/31/2014                        23,631                      23,083
 6/30/2014                        24,404                      23,661
 7/31/2014                        23,596                      23,195
 8/31/2014                        24,589                      24,168
 9/30/2014                        23,719                      23,664
10/31/2014                        24,276                      24,315
11/30/2014                        24,630                      24,904
12/31/2014                        24,767                      24,904
 1/31/2015                        23,697                      24,211
 2/28/2015                        25,242                      25,613
 3/31/2015                        25,041                      25,352
 4/30/2015                        25,211                      25,467
 5/31/2015                        25,365                      25,819
 6/30/2015                        24,972                      25,387
 7/31/2015                        24,869                      25,812
 8/31/2015                        23,553                      24,254
 9/30/2015                        22,817                      23,547
10/31/2015                        24,551                      25,407
11/30/2015                        24,757                      25,548
12/31/2015                        23,713                      25,023
 1/31/2016                        22,327                      23,611
 2/29/2016                        22,520                      23,604
 3/31/2016                        24,250                      25,266
 4/30/2016                        24,391                      25,422
 5/31/2016                        24,743                      25,877
 6/30/2016                        24,552                      25,930
 7/31/2016                        25,614                      26,959
 8/31/2016                        25,950                      27,028
 9/30/2016                        26,020                      27,071
10/31/2016                        25,576                      26,485
11/30/2016                        27,637                      27,670
12/31/2016                        28,310                      28,210
 1/31/2017                        28,674                      28,741
 2/28/2017                        29,383                      29,810
 3/31/2017                        29,359                      29,830
 4/30/2017                        29,542                      30,146
 5/31/2017                        29,432                      30,455
 6/30/2017                        29,761                      30,730
 7/31/2017                        30,329                      31,309
 8/31/2017                        29,981                      31,370
 9/30/2017                        31,328                      32,135
10/31/2017                        32,027                      32,836
11/30/2017                        33,148                      33,833
12/31/2017                        33,590                      34,171
 1/31/2018                        35,061                      35,972
 2/28/2018                        33,685                      34,646
 3/31/2018                        33,247                      33,951
 4/30/2018                        33,189                      34,080
 5/31/2018                        34,186                      35,042
 6/30/2018                        34,211                      35,271
 7/31/2018                        35,268                      36,442
 8/31/2018                        36,307                      37,721
 9/30/2018                        35,987                      37,784
10/31/2018                        33,091                      35,002



                                        ONE       FIVE       TEN
AVERAGE ANNUAL TOTAL RETURN             YEAR      YEARS     YEARS
---------------------------           --------- --------- ----------
                                          3.32%     8.74%     12.71%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell data copyright (C) Russell Investment Group 1995-2018, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                  CSTG&E International Social           MSCI World ex USA
                     Core Equity Portfolio             Index (net dividends)
                 ----------------------------          -------------------
10/31/2008                   $10,000                            $10,000
11/30/2008                     9,443                              9,458
12/31/2008                    10,140                              9,956
 1/31/2009                     8,961                              9,027
 2/28/2009                     8,000                              8,113
 3/31/2009                     8,687                              8,648
 4/30/2009                     9,978                              9,763
 5/31/2009                    11,450                             10,998
 6/30/2009                    11,342                             10,884
 7/31/2009                    12,447                             11,906
 8/31/2009                    13,165                             12,477
 9/30/2009                    13,788                             12,992
10/31/2009                    13,326                             12,783
11/30/2009                    13,715                             13,099
12/31/2009                    13,837                             13,308
 1/31/2010                    13,243                             12,684
 2/28/2010                    13,261                             12,672
 3/31/2010                    14,241                             13,487
 4/30/2010                    14,166                             13,286
 5/31/2010                    12,512                             11,820
 6/30/2010                    12,300                             11,649
 7/31/2010                    13,656                             12,726
 8/31/2010                    13,053                             12,345
 9/30/2010                    14,439                             13,530
10/31/2010                    14,968                             14,012
11/30/2010                    14,325                             13,418
12/31/2010                    15,700                             14,499
 1/31/2011                    16,118                             14,811
 2/28/2011                    16,650                             15,360
 3/31/2011                    16,349                             15,052
 4/30/2011                    17,245                             15,872
 5/31/2011                    16,673                             15,402
 6/30/2011                    16,440                             15,182
 7/31/2011                    16,014                             14,932
 8/31/2011                    14,622                             13,670
 9/30/2011                    12,999                             12,297
10/31/2011                    14,126                             13,493
11/30/2011                    13,698                             12,869
12/31/2011                    13,332                             12,729
 1/31/2012                    14,353                             13,416
 2/29/2012                    15,079                             14,154
 3/31/2012                    15,052                             14,049
 4/30/2012                    14,698                             13,810
 5/31/2012                    12,930                             12,236
 6/30/2012                    13,710                             13,038
 7/31/2012                    13,671                             13,200
 8/31/2012                    14,190                             13,577
 9/30/2012                    14,674                             13,989
10/31/2012                    14,815                             14,087
11/30/2012                    15,055                             14,383
12/31/2012                    15,752                             14,818
 1/31/2013                    16,399                             15,547
 2/28/2013                    16,238                             15,392
 3/31/2013                    16,410                             15,514
 4/30/2013                    17,077                             16,220
 5/31/2013                    16,612                             15,857
 6/30/2013                    16,119                             15,263
 7/31/2013                    17,127                             16,075
 8/31/2013                    16,942                             15,868
 9/30/2013                    18,275                             16,989
10/31/2013                    18,894                             17,559
11/30/2013                    18,956                             17,667
12/31/2013                    19,364                             17,933
 1/31/2014                    18,638                             17,209
 2/28/2014                    19,738                             18,148
 3/31/2014                    19,687                             18,067
 4/30/2014                    19,937                             18,352
 5/31/2014                    20,146                             18,636
 6/30/2014                    20,426                             18,901
 7/31/2014                    19,854                             18,564
 8/31/2014                    19,896                             18,579
 9/30/2014                    18,826                             17,816
10/31/2014                    18,571                             17,532
11/30/2014                    18,486                             17,748
12/31/2014                    17,970                             17,158
 1/31/2015                    17,841                             17,097
 2/28/2015                    19,061                             18,118
 3/31/2015                    18,654                             17,816
 4/30/2015                    19,596                             18,587
 5/31/2015                    19,617                             18,426
 6/30/2015                    19,120                             17,902
 7/31/2015                    19,054                             18,186
 8/31/2015                    17,883                             16,861
 9/30/2015                    17,104                             16,010
10/31/2015                    18,171                             17,214
11/30/2015                    18,062                             16,940
12/31/2015                    17,733                             16,637
 1/31/2016                    16,615                             15,491
 2/29/2016                    16,286                             15,275
 3/31/2016                    17,558                             16,312
 4/30/2016                    18,020                             16,837
 5/31/2016                    17,932                             16,646
 6/30/2016                    17,219                             16,140
 7/31/2016                    18,134                             16,934
 8/31/2016                    18,335                             16,950
 9/30/2016                    18,649                             17,156
10/31/2016                    18,380                             16,823
11/30/2016                    18,156                             16,553
12/31/2016                    18,676                             17,094
 1/31/2017                    19,420                             17,603
 2/28/2017                    19,556                             17,806
 3/31/2017                    20,042                             18,258
 4/30/2017                    20,562                             18,646
 5/31/2017                    21,081                             19,267
 6/30/2017                    21,277                             19,286
 7/31/2017                    22,055                             19,860
 8/31/2017                    22,147                             19,855
 9/30/2017                    22,792                             20,370
10/31/2017                    23,159                             20,648
11/30/2017                    23,320                             20,857
12/31/2017                    23,811                             21,232
 1/31/2018                    24,993                             22,221
 2/28/2018                    23,742                             21,165
 3/31/2018                    23,533                             20,799
 4/30/2018                    23,904                             21,276
 5/31/2018                    23,487                             20,873
 6/30/2018                    22,991                             20,644
 7/31/2018                    23,437                             21,151
 8/31/2018                    22,921                             20,751
 9/30/2018                    23,020                             20,914
10/31/2018                    20,923                             19,252



                                         ONE       FIVE       TEN
AVERAGE ANNUAL TOTAL RETURN              YEAR      YEARS     YEARS
---------------------------           ---------- --------- ---------
                                          -9.66%     2.06%     7.66%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2018, all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid- cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. At the sector level, the energy sector generally underperformed, while the health care sector generally outperformed.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------
Russell 3000(R) Index.................................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)............................. 1.42%
Russell 2000(R) Index (small-cap stocks)................................. 1.85%
Russell Midcap(R) Index (mid-cap stocks)................................. 2.79%
Russell 1000(R) Index (large-cap stocks)................................. 6.98%
Dow Jones U.S. Select REIT Index /SM/.................................... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------
Russell 2000(R) Value Index (small-cap value stocks).................... -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)..................  4.13%
Russell 1000(R) Value Index (large-cap value stocks)....................  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks).................. 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

   The CSTG&E U.S. Social Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 3.32% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. At the sector level, the portfolio's exclusion of the health care sector (due the Portfolio's social screens) had a negative impact on relative performance, as the health care sector generally outperformed.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small- cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices. At the sector level, the energy and health care sectors generally outperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                                        RETURN IN U.S. DOLLARS
                                                        ----------------------
MSCI World ex USA Index................................        -6.76%
MSCI World ex USA Mid Cap Index........................        -8.02%
MSCI World ex USA Small Cap Index......................        -7.75%
MSCI World ex USA Value Index..........................        -7.54%
MSCI World ex USA Growth Index.........................        -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
TEN LARGEST FOREIGN DEVELOPED MARKETS BY    LOCAL RETURN RETURN IN U.S. DOLLARS
MARKET CAP                                  ------------ ----------------------
Japan......................................     -4.22%            -3.56%
United Kingdom.............................     -0.91%            -4.65%
France.....................................     -4.30%            -6.92%
Canada.....................................     -4.08%            -5.84%
Germany....................................    -12.26%           -14.66%
Switzerland................................      0.19%            -0.72%
Australia..................................      2.96%            -4.83%
Hong Kong..................................     -8.47%            -8.88%
Netherlands................................     -7.68%            -9.99%
Spain......................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices. At the sector level, the energy sector generally outperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                                        RETURN IN U.S. DOLLARS
                                                        ----------------------
MSCI Emerging Markets Index............................        -12.52%
MSCI Emerging Markets Mid Cap Index....................        -11.85%
MSCI Emerging Markets Small Cap Index..................        -17.21%
MSCI Emerging Markets Value Index......................         -8.27%
MSCI Emerging Markets Growth Index.....................        -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                            LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP  ------------ ----------------------
China......................................    -16.33%           -16.73%
Korea......................................    -18.52%           -19.90%
Taiwan.....................................     -6.62%            -8.98%
India......................................     -0.01%           -12.42%
Brazil.....................................     18.95%             4.76%
South Africa...............................    -13.80%           -17.45%
Russia.....................................     22.79%            10.69%
Mexico.....................................     -9.54%           -14.55%
Thailand...................................      4.01%             4.23%
Malaysia...................................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

   The CSTG&E International Social Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,400 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -9.66% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small- cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks. At the sector level, the Portfolio's lesser allocation to health care (due to the Portfolio's social screens) had a negative impact on relative performance, as the health care sector generally outperformed.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                               VALUE    VALUE     EXPENSE    DURING
                                                             05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                             --------- --------- ---------- ---------
CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
------------------------------------------
Actual Fund Return.......................................... $1,000.00 $  997.10    0.33%     $1.66
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.54    0.33%     $1.68

                                       BEGINNING  ENDING              EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                         VALUE    VALUE     EXPENSE    DURING
                                       05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                       --------- --------- ---------- ---------
CSTG&E INTERNATIONAL SOCIAL CORE
EQUITY PORTFOLIO
--------------------------------
Actual Fund Return.................... $1,000.00 $  875.30    0.54%     $2.55
Hypothetical 5% Annual Return......... $1,000.00 $1,022.48    0.54%     $2.75

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       CSTG&E U.S. SOCIAL CORE EQUITY 2
                               PORTFOLIO
Communication Services..................................................   9.7%
Consumer Discretionary..................................................  14.1%
Consumer Staples........................................................   6.1%
Energy..................................................................   6.9%
Financials..............................................................  19.0%
Industrials.............................................................  15.8%
Information Technology..................................................  20.6%
Materials...............................................................   5.0%
Real Estate.............................................................   0.5%
Utilities...............................................................   2.3%
                                                                         -----
                                                                         100.0%

                   CSTG&E INTERNATIONAL SOCIAL CORE EQUITY
                               PORTFOLIO
Communication Services..................................................   6.3%
Consumer Discretionary..................................................  14.6%
Consumer Staples........................................................   6.9%
Energy..................................................................   7.7%
Financials..............................................................  19.1%
Industrials.............................................................  19.6%
Information Technology..................................................   6.0%
Materials...............................................................  13.6%
Real Estate.............................................................   2.8%
Utilities...............................................................   3.4%
                                                                         -----
                                                                         100.0%

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                         PERCENTAGE
                                    SHARES   VALUE+    OF NET ASSETS++
                                    ------ ----------- ---------------
COMMON STOCKS -- (96.1%)
COMMUNICATION SERVICES -- (9.3%)
*     Alphabet, Inc., Class A......    505 $   550,743       0.6%
*     Alphabet, Inc., Class C......    524     564,228       0.6%
      AT&T, Inc.................... 39,115   1,200,048       1.3%
      Charter Communications,
*      Inc., Class A...............    903     289,294       0.3%
      Comcast Corp., Class A....... 26,285   1,002,510       1.1%
*     Facebook, Inc., Class A......  4,287     650,724       0.7%
      Twenty-First Century Fox,
       Inc., Class A...............  6,450     293,604       0.3%
      Verizon Communications, Inc.. 16,365     934,278       1.0%
      Walt Disney Co. (The)........  6,213     713,439       0.8%
      Other Securities.............          2,983,549       2.9%
                                           -----------      ----
TOTAL COMMUNICATION SERVICES.......          9,182,417       9.6%
                                           -----------      ----
CONSUMER DISCRETIONARY -- (13.5%)
*     Amazon.com, Inc..............    975   1,558,060       1.6%
      General Motors Co............  9,339     341,714       0.4%
      Home Depot, Inc. (The).......  3,177     558,771       0.6%
      Other Securities.............         10,964,624      11.5%
                                           -----------      ----
TOTAL CONSUMER DISCRETIONARY.......         13,423,169      14.1%
                                           -----------      ----
CONSUMER STAPLES -- (5.9%)
      Coca-Cola Co. (The)..........  8,559     409,805       0.4%
      Costco Wholesale Corp........  1,074     245,549       0.3%
      PepsiCo, Inc.................  4,032     453,116       0.5%
      Procter & Gamble Co. (The)...  7,543     668,913       0.7%
      Walmart, Inc.................  6,039     605,591       0.6%
      Other Securities.............          3,421,765       3.6%
                                           -----------      ----
TOTAL CONSUMER STAPLES.............          5,804,739       6.1%
                                           -----------      ----
ENERGY -- (6.7%)
      Chevron Corp.................  3,903     435,770       0.5%
      Exxon Mobil Corp............. 14,545   1,158,946       1.2%
      Marathon Petroleum Corp......  5,314     374,371       0.4%
      Valero Energy Corp...........  2,944     268,169       0.3%
      Other Securities.............          4,374,416       4.5%
                                           -----------      ----
TOTAL ENERGY.......................          6,611,672       6.9%
                                           -----------      ----
FINANCIALS -- (18.2%)
      American Express Co..........  2,721     279,528       0.3%
      Bank of America Corp......... 18,529     509,547       0.5%
      Berkshire Hathaway, Inc.,
*      Class B.....................  3,975     815,988       0.9%
      Citigroup, Inc...............  5,092     333,322       0.4%
      Goldman Sachs Group, Inc.
       (The).......................  1,266     285,318       0.3%
      JPMorgan Chase & Co.......... 13,599   1,482,563       1.6%
      U.S. Bancorp.................  4,889     255,548       0.3%
      Wells Fargo & Co............. 19,815   1,054,752       1.1%
      Other Securities.............         13,024,813      13.5%
                                           -----------      ----
TOTAL FINANCIALS...................         18,041,379      18.9%
                                           -----------      ----
INDUSTRIALS -- (15.2%)
      3M Co........................  1,398     265,983       0.3%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE+    OF NET ASSETS++
                                                             ------- ----------- ---------------
INDUSTRIALS -- (Continued)
       Boeing Co. (The).....................................     739 $   262,242        0.3%
       Caterpillar, Inc.....................................   2,139     259,503        0.3%
       CSX Corp.............................................   3,842     264,560        0.3%
       Delta Air Lines, Inc.................................   5,029     275,237        0.3%
       FedEx Corp...........................................   1,140     251,188        0.3%
       Honeywell International, Inc.........................   1,737     251,552        0.3%
       Norfolk Southern Corp................................   1,507     252,920        0.3%
       Union Pacific Corp...................................   2,902     424,330        0.5%
       United Technologies Corp.............................   2,617     325,058        0.3%
       Other Securities.....................................          12,221,757       12.6%
                                                                     -----------      -----
TOTAL INDUSTRIALS...........................................          15,054,330       15.8%
                                                                     -----------      -----
INFORMATION TECHNOLOGY -- (19.8%)
       Apple, Inc...........................................  16,283   3,563,697        3.7%
       Cisco Systems, Inc...................................  11,672     533,994        0.6%
       Intel Corp...........................................  28,396   1,331,204        1.4%
       International Business Machines Corp.................   2,515     290,306        0.3%
       Mastercard, Inc., Class A............................   2,527     499,512        0.5%
*      Micron Technology, Inc...............................   7,655     288,747        0.3%
       Microsoft Corp.......................................  18,663   1,993,395        2.1%
       NVIDIA Corp..........................................   1,211     255,315        0.3%
       Oracle Corp..........................................   6,837     333,919        0.4%
       Texas Instruments, Inc...............................   2,754     255,654        0.3%
       Visa, Inc., Class A..................................   4,140     570,699        0.6%
       Other Securities.....................................           9,721,535       10.1%
                                                                     -----------      -----
TOTAL INFORMATION TECHNOLOGY................................          19,637,977       20.6%
                                                                     -----------      -----
MATERIALS -- (4.8%)
       Other Securities.....................................           4,716,787        4.9%
                                                                     -----------      -----
REAL ESTATE -- (0.5%)
       Other Securities.....................................             448,798        0.5%
                                                                     -----------      -----
UTILITIES -- (2.2%)
       Other Securities.....................................           2,220,241        2.3%
                                                                     -----------      -----
TOTAL COMMON STOCKS.........................................          95,141,509       99.7%
                                                                     -----------      -----
RIGHTS/WARRANTS -- (0.0%)
       Other Security.......................................                  70        0.0%
                                                                     -----------      -----
TOTAL INVESTMENT SECURITIES.................................          95,141,579
                                                                     -----------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional U.S. Government Money
        Market Fund, 2.090%................................. 288,438     288,438        0.3%
                                                                     -----------      -----
SECURITIES LENDING COLLATERAL -- (3.6%)
@(S)   DFA Short Term Investment Fund....................... 312,726   3,618,241        3.8%
                                                                     -----------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $60,486,980)........................................         $99,048,258      103.8%
                                                                     ===========      =====

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ------------------------------------------
                                       LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                     ----------- ---------- ------- -----------
Common Stocks
   Communication Services........... $ 9,182,417         --   --    $ 9,182,417
   Consumer Discretionary...........  13,423,169         --   --     13,423,169
   Consumer Staples.................   5,804,739         --   --      5,804,739
   Energy...........................   6,611,672         --   --      6,611,672
   Financials.......................  18,041,154 $      225   --     18,041,379
   Industrials......................  15,054,330         --   --     15,054,330
   Information Technology...........  19,637,977         --   --     19,637,977
   Materials........................   4,715,414      1,373   --      4,716,787
   Real Estate......................     448,798         --   --        448,798
   Utilities........................   2,220,241         --   --      2,220,241
Rights/Warrants
   Consumer Discretionary...........          --         70   --             70
Temporary Cash Investments..........     288,438         --   --        288,438
Securities Lending Collateral.......          --  3,618,241   --      3,618,241
                                     ----------- ----------   --    -----------
TOTAL............................... $95,428,349 $3,619,909   --    $99,048,258
                                     =========== ==========   ==    ===========

                See accompanying Notes to Financial Statements.

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                  PERCENTAGE
                                              SHARES  VALUE>>   OF NET ASSETS++
                                              ------ ---------- ---------------
COMMON STOCKS -- (94.9%)
AUSTRALIA -- (6.0%)
      BHP Billiton, Ltd...................... 20,901 $  482,262       0.6%
#     BHP Billiton, Ltd., Sponsored ADR......  4,700    217,046       0.3%
      Commonwealth Bank of Australia.........  4,132    203,174       0.2%
      National Australia Bank, Ltd........... 13,026    233,289       0.3%
      Rio Tinto, Ltd.........................  3,517    191,368       0.2%
      Other Securities.......................         4,104,784       4.6%
                                                     ----------       ---
TOTAL AUSTRALIA..............................         5,431,923       6.2%
                                                     ----------       ---
AUSTRIA -- (0.5%)
      Other Securities.......................           474,907       0.5%
                                                     ----------       ---
BELGIUM -- (0.8%)
      Other Securities.......................           736,236       0.8%
                                                     ----------       ---
CANADA -- (9.3%)
      Bank of Montreal.......................  3,601    269,139       0.3%
      Bank of Nova Scotia (The)..............  4,742    254,489       0.3%
      National Bank of Canada................  4,400    199,737       0.2%
      Royal Bank of Canada...................  3,651    266,021       0.3%
      Toronto-Dominion Bank (The)............  4,274    237,100       0.3%
      Other Securities.......................         7,193,222       8.2%
                                                     ----------       ---
TOTAL CANADA.................................         8,419,708       9.6%
                                                     ----------       ---
DENMARK -- (1.1%)
      Other Securities.......................         1,034,750       1.2%
                                                     ----------       ---
FINLAND -- (2.0%)
      UPM-Kymmene Oyj, Sponsored ADR.........  7,100    228,229       0.3%
      Other Securities.......................         1,580,801       1.8%
                                                     ----------       ---
TOTAL FINLAND................................         1,809,030       2.1%
                                                     ----------       ---
FRANCE -- (7.8%)
      BNP Paribas SA.........................  3,933    204,965       0.2%
      Cie Generale des Etablissements
       Michelin SCA..........................  1,763    180,486       0.2%
      LVMH Moet Hennessy Louis Vuitton SE....    788    239,083       0.3%
      Orange SA.............................. 15,194    237,153       0.3%
      Peugeot SA.............................  9,468    225,062       0.3%
      Teleperformance........................  1,148    189,067       0.2%
      Total SA............................... 10,005    587,048       0.7%
*     Ubisoft Entertainment SA...............  2,547    228,472       0.3%
      Other Securities.......................         5,037,885       5.7%
                                                     ----------       ---
TOTAL FRANCE.................................         7,129,221       8.2%
                                                     ----------       ---
GERMANY -- (6.5%)
      Allianz SE.............................  1,529    318,521       0.4%
      BASF SE................................  5,979    458,820       0.5%
      Bayerische Motoren Werke AG............  2,651    228,280       0.3%
      Daimler AG.............................  6,300    373,191       0.4%
      Deutsche Telekom AG.................... 26,384    432,742       0.5%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                 PERCENTAGE
                                                            SHARES   VALUE>>   OF NET ASSETS++
                                                            ------ ----------- ---------------
GERMANY -- (Continued)
      Other Securities.....................................        $ 4,106,449       4.7%
                                                                   -----------      ----
TOTAL GERMANY..............................................          5,918,003       6.8%
                                                                   -----------      ----
HONG KONG -- (2.3%)
      Other Securities.....................................          2,106,055       2.4%
                                                                   -----------      ----
IRELAND -- (0.7%)
      Other Securities.....................................            652,942       0.7%
                                                                   -----------      ----
ISRAEL -- (0.7%)
      Other Securities.....................................            600,643       0.7%
                                                                   -----------      ----
ITALY -- (2.7%)
*     Fiat Chrysler Automobiles NV......................... 13,679     206,690       0.2%
      Other Securities.....................................          2,270,594       2.6%
                                                                   -----------      ----
TOTAL ITALY................................................          2,477,284       2.8%
                                                                   -----------      ----
JAPAN -- (23.6%)
      Hitachi, Ltd.........................................  8,200     250,676       0.3%
      Honda Motor Co., Ltd.................................  7,300     208,382       0.3%
      Mitsubishi UFJ Financial Group, Inc.................. 35,170     212,866       0.3%
      ORIX Corp............................................ 10,800     175,943       0.2%
      SoftBank Group Corp..................................  2,461     194,761       0.2%
      Sony Corp............................................  5,200     281,407       0.3%
      Toyota Motor Corp.................................... 10,906     638,884       0.7%
      Toyota Motor Corp., Sponsored ADR....................  3,466     405,695       0.5%
      Other Securities.....................................         19,103,955      21.7%
                                                                   -----------      ----
TOTAL JAPAN................................................         21,472,569      24.5%
                                                                   -----------      ----
NETHERLANDS -- (2.5%)
      Other Securities.....................................          2,269,131       2.6%
                                                                   -----------      ----
NEW ZEALAND -- (0.4%)
      Other Securities.....................................            366,287       0.4%
                                                                   -----------      ----
NORWAY -- (1.1%)
      Other Securities.....................................          1,022,819       1.2%
                                                                   -----------      ----
PORTUGAL -- (0.3%)
      Other Securities.....................................            293,243       0.3%
                                                                   -----------      ----
SINGAPORE -- (1.0%)
      Other Securities.....................................            933,042       1.1%
                                                                   -----------      ----
SOUTH AFRICA -- (0.0%)
      Other Securities.....................................             35,703       0.0%
                                                                   -----------      ----
SPAIN -- (2.5%)
      Banco Santander SA................................... 37,244     177,204       0.2%
      Iberdrola S.A........................................ 34,438     243,680       0.3%
      Other Securities.....................................          1,813,021       2.1%
                                                                   -----------      ----
TOTAL SPAIN................................................          2,233,905       2.6%
                                                                   -----------      ----

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE>>   OF NET ASSETS++
                                                             ------- ----------- ---------------
SWEDEN -- (2.8%)
       Other Securities.....................................         $ 2,497,231        2.9%
                                                                     -----------      -----
SWITZERLAND -- (5.1%)
       Nestle SA............................................   9,241     780,154        0.9%
       Other Securities.....................................           3,847,169        4.4%
                                                                     -----------      -----
TOTAL SWITZERLAND...........................................           4,627,323        5.3%
                                                                     -----------      -----
UNITED KINGDOM -- (15.2%)
       Anglo American P.L.C.................................  13,066     278,873        0.3%
       BHP Billiton P.L.C., ADR.............................   7,196     289,639        0.3%
       BP P.L.C., Sponsored ADR.............................  14,566     631,720        0.7%
       HSBC Holdings P.L.C., Sponsored ADR..................   7,435     305,504        0.4%
       Lloyds Banking Group P.L.C........................... 270,460     197,365        0.2%
       Rio Tinto P.L.C., Sponsored ADR......................   8,120     400,235        0.5%
       Royal Dutch Shell P.L.C., Class A....................   8,812     280,739        0.3%
       Royal Dutch Shell P.L.C., Class B....................   5,560     181,330        0.2%
       Royal Dutch Shell P.L.C., Sponsored ADR, Class A.....   4,766     301,164        0.4%
       Tesco P.L.C..........................................  75,212     204,835        0.2%
       Unilever P.L.C., Sponsored ADR.......................   4,082     216,264        0.3%
       Vodafone Group P.L.C., Sponsored ADR.................   9,842     186,316        0.2%
       Other Securities.....................................          10,370,424       11.8%
                                                                     -----------      -----
TOTAL UNITED KINGDOM........................................          13,844,408       15.8%
                                                                     -----------      -----
TOTAL COMMON STOCKS.........................................          86,386,363       98.7%
                                                                     -----------      -----
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
       Volkswagen AG........................................   1,614     271,157        0.3%
       Other Securities.....................................             209,229        0.3%
                                                                     -----------      -----
TOTAL GERMANY...............................................             480,386        0.6%
                                                                     -----------      -----
UNITED KINGDOM -- (0.0%)
       Other Securities.....................................               1,047        0.0%
                                                                     -----------      -----
TOTAL PREFERRED STOCKS......................................             481,433        0.6%
                                                                     -----------      -----
RIGHTS/WARRANTS -- (0.0%)
     Other Securities.......................................               3,587        0.0%
                                                                     -----------      -----
TOTAL INVESTMENT SECURITIES.................................          86,871,383
                                                                     -----------

                                                                       VALUE+
                                                                     -----------
SECURITIES LENDING COLLATERAL -- (4.5%)
@(S) DFA Short Term Investment Fund......................... 357,398   4,135,090        4.7%
                                                                     -----------      -----
TOTAL INVESTMENTS -- (100.0%)
  (Cost $88,628,147)........................................         $91,006,473      104.0%
                                                                     ===========      =====

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -------------------------------------------
                                      LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                    ----------- ----------- ------- -----------
Common Stocks
   Australia....................... $   430,354 $ 5,001,569   --    $ 5,431,923
   Austria.........................          --     474,907   --        474,907
   Belgium.........................          --     736,236   --        736,236
   Canada..........................   8,419,708          --   --      8,419,708
   Denmark.........................          --   1,034,750   --      1,034,750
   Finland.........................     292,506   1,516,524   --      1,809,030
   France..........................     177,496   6,951,725   --      7,129,221
   Germany.........................     162,735   5,755,268   --      5,918,003
   Hong Kong.......................          --   2,106,055   --      2,106,055
   Ireland.........................      65,457     587,485   --        652,942
   Israel..........................          --     600,643   --        600,643
   Italy...........................     348,870   2,128,414   --      2,477,284
   Japan...........................     707,007  20,765,562   --     21,472,569
   Netherlands.....................     427,288   1,841,843   --      2,269,131
   New Zealand.....................      20,456     345,831   --        366,287
   Norway..........................      83,037     939,782   --      1,022,819
   Portugal........................          --     293,243   --        293,243
   Singapore.......................          --     933,042   --        933,042
   South Africa....................          --      35,703   --         35,703
   Spain...........................     279,897   1,954,008   --      2,233,905
   Sweden..........................          --   2,497,231   --      2,497,231
   Switzerland.....................     265,256   4,362,067   --      4,627,323
   United Kingdom..................   3,100,692  10,743,716   --     13,844,408
Preferred Stocks
   Germany.........................          --     480,386   --        480,386
   United Kingdom..................          --       1,047   --          1,047
Rights/Warrants
   Canada..........................          --           9   --              9
   Norway..........................          --         364   --            364
   Spain...........................          --       3,013   --          3,013
   Sweden..........................          --         201   --            201
Securities Lending Collateral......          --   4,135,090   --      4,135,090
                                    ----------- -----------   --    -----------
TOTAL.............................. $14,780,759 $76,225,714   --    $91,006,473
                                    =========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                           CSTG&E
                                                         CSTG&E U.S.    INTERNATIONAL
                                                         SOCIAL CORE     SOCIAL CORE
                                                          EQUITY 2         EQUITY
                                                         PORTFOLIO*      PORTFOLIO*
                                                        -------------- --------------
ASSETS:
Investments at Value (including $5,656 and $4,876 of
  securities on loan, respectively).................... $       95,142 $       86,871
Temporary Cash Investments at Value & Cost.............            288             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $3,618 and
  $4,135)..............................................          3,618          4,135
Foreign Currencies at Value............................             --            312
Cash...................................................             --             28
Receivables:
   Investment Securities Sold..........................             --            147
   Dividends and Interest..............................             79            314
   Securities Lending Income...........................              2              7
                                                        -------------- --------------
       Total Assets....................................         99,129         91,814
                                                        -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned....................          3,617          4,136
   Investment Securities Purchased.....................             64            136
   Due to Advisor......................................             23             32
Accrued Expenses and Other Liabilities.................             20             28
                                                        -------------- --------------
       Total Liabilities...............................          3,724          4,332
                                                        -------------- --------------
NET ASSETS............................................. $       95,405 $       87,482
                                                        ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................      5,564,745      9,849,383
                                                        ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE................................................ $        17.14 $         8.88
                                                        ============== ==============
Investments at Cost.................................... $       56,581 $       84,493
                                                        ============== ==============
Foreign Currencies at Cost............................. $           -- $          314
                                                        ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital........................................ $       48,954 $       95,382
Total Distributable Earnings (Loss)....................         46,451         (7,900)
                                                        -------------- --------------
NET ASSETS............................................. $       95,405 $       87,482
                                                        ============== ==============
(1) NUMBER OF SHARES AUTHORIZED........................  1,000,000,000  1,000,000,000
                                                        ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                           CSTG&E
                                                            CSTG&E U.S. INTERNATIONAL
                                                            SOCIAL CORE  SOCIAL CORE
                                                             EQUITY 2      EQUITY
                                                            PORTFOLIO#   PORTFOLIO#
                                                            ----------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0 and
     $273, respectively)...................................   $ 1,858     $  2,802
   Income from Securities Lending..........................        37           97
                                                              -------     --------
       Total Investment Income.............................     1,895        2,899
                                                              -------     --------
EXPENSES
   Investment Management Fees..............................       282          408
   Accounting & Transfer Agent Fees........................         6           10
   Custodian Fees..........................................         4           35
   Filing Fees.............................................         3            3
   Shareholders' Reports...................................         8            9
   Professional Fees.......................................         4            3
   Other...................................................        34           51
                                                              -------     --------
       Total Expenses......................................       341          519
                                                              -------     --------
   Fees Paid Indirectly (Note C)...........................        --           (2)
                                                              -------     --------
   Net Expenses............................................       341          517
                                                              -------     --------
   NET INVESTMENT INCOME (LOSS)............................     1,554        2,382
                                                              -------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**........................     7,584         (533)
       Affiliated Investment Companies Shares Sold.........        --           (1)
       Foreign Currency Transactions.......................        --          (30)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..........    (5,161)     (11,081)
       Translation of Foreign Currency Denominated
         Amounts...........................................        --           (2)
                                                              -------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).................     2,423      (11,647)
                                                              -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................   $ 3,977     $ (9,265)
                                                              =======     ========

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                  CSTG&E U.S. SOCIAL         CSTG&E INTERNATIONAL
                                                                CORE EQUITY 2 PORTFOLIO  SOCIAL CORE EQUITY PORTFOLIO
                                                               ------------------------  ----------------------------
                                                                  YEAR         YEAR          YEAR           YEAR
                                                                  ENDED        ENDED         ENDED          ENDED
                                                                 OCT 31,      OCT 31,       OCT 31,        OCT 31,
                                                                  2018         2017          2018           2017
                                                               -----------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................... $     1,554  $     1,484  $       2,382  $       2,175
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.......................       7,584        3,643           (533)          (708)
       Affiliated Investment Companies Shares Sold............          --            2             (1)            --
       Foreign Currency Transactions..........................          --           --            (30)           (17)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............      (5,161)      16,001        (11,081)        19,255
       Affiliated Investment Companies Shares.................          --           (2)            --             (1)
       Translation of Foreign Currency Denominated
         Amounts..............................................          --           --             (2)             8
                                                               -----------  -----------  -------------  -------------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations.........................       3,977       21,128         (9,265)        20,712
                                                               -----------  -----------  -------------  -------------
Distributions:/^/
       Institutional Class Shares.............................      (5,073)      (3,232)        (2,406)        (2,207)
                                                               -----------  -----------  -------------  -------------
          Total Distributions.................................      (5,073)      (3,232)        (2,406)        (2,207)
                                                               -----------  -----------  -------------  -------------
Capital Share Transactions (1):
   Shares Issued..............................................       1,136        1,442          3,357            712
   Shares Issued in Lieu of Cash Distributions................       5,032        3,232          2,294          2,207
   Shares Redeemed............................................     (11,587)      (6,483)        (3,488)        (5,596)
                                                               -----------  -----------  -------------  -------------
          Net Increase (Decrease) from Capital Share
            Transactions......................................      (5,419)      (1,809)         2,163         (2,677)
                                                               -----------  -----------  -------------  -------------
          Total Increase (Decrease) in Net Assets.............      (6,515)      16,087         (9,508)        15,828
NET ASSETS
   Beginning of Year..........................................     101,920       85,833         96,990         81,162
                                                               -----------  -----------  -------------  -------------
   End of Year................................................ $    95,405  $   101,920  $      87,482  $      96,990
                                                               ===========  ===========  =============  =============
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..............................................          64           90            339             81
   Shares Issued in Lieu of Cash Distributions................         287          202            233            243
   Shares Redeemed............................................        (638)        (404)          (347)          (600)
                                                               -----------  -----------  -------------  -------------
       Net Increase (Decrease) from Shares Issued and
         Redeemed.............................................        (287)        (112)           225           (276)
                                                               ===========  ===========  =============  =============

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                                                        --------------------------------------------
                                                         YEAR      YEAR     YEAR     YEAR     YEAR
                                                         ENDED     ENDED    ENDED    ENDED    ENDED
                                                        OCT 31,   OCT 31,  OCT 31,  OCT 31,  OCT 31,
                                                         2018      2017     2016     2015     2014
                                                        -------  --------  -------  -------  -------
Net Asset Value, Beginning of Year..................... $ 17.42  $  14.39  $ 14.30  $ 14.38  $ 13.08
                                                        -------  --------  -------  -------  -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)....................    0.27      0.25     0.26     0.24     0.20
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................    0.32      3.33     0.31    (0.08)    1.30
                                                        -------  --------  -------  -------  -------
       Total from Investment Operations................    0.59      3.58     0.57     0.16     1.50
                                                        -------  --------  -------  -------  -------
Less Distributions:
-------------------
   Net Investment Income...............................   (0.26)    (0.26)   (0.26)   (0.24)   (0.20)
   Net Realized Gains..................................   (0.61)    (0.29)   (0.22)      --       --
                                                        -------  --------  -------  -------  -------
       Total Distributions.............................   (0.87)    (0.55)   (0.48)   (0.24)   (0.20)
                                                        -------  --------  -------  -------  -------
Net Asset Value, End of Year........................... $ 17.14  $  17.42  $ 14.39  $ 14.30  $ 14.38
                                                        =======  ========  =======  =======  =======
Total Return...........................................    3.32%    25.22%    4.18%    1.13%   11.54%
                                                        -------  --------  -------  -------  -------
Net Assets, End of Year (thousands).................... $95,405  $101,920  $85,833  $86,846  $91,842
Ratio of Expenses to Average Net Assets................    0.33%     0.32%    0.32%    0.34%    0.32%
Ratio of Expenses to Average Net Assets (Excluding
  Fees Paid Indirectly)................................    0.33%     0.32%    0.32%    0.34%    0.32%
Ratio of Net Investment Income to Average Net Assets...    1.49%     1.55%    1.91%    1.67%    1.47%
Portfolio Turnover Rate................................      10%        9%      16%      12%      11%
                                                        -------  --------  -------  -------  -------

                                                            CSTG&E INTERNATIONAL SOCIAL CORE EQUITY
                                                                           PORTFOLIO
                                                        ----------------------------------------------
                                                          YEAR     YEAR     YEAR      YEAR      YEAR
                                                          ENDED    ENDED    ENDED     ENDED     ENDED
                                                         OCT 31,  OCT 31,  OCT 31,   OCT 31,   OCT 31,
                                                          2018     2017     2016      2015      2014
                                                        -------   -------  -------  -------   --------
Net Asset Value, Beginning of Year..................... $ 10.08   $  8.20  $  8.34  $  8.74   $   9.16
                                                        -------   -------  -------  -------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)....................    0.25      0.22     0.22     0.22       0.29
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................   (1.20)     1.89    (0.14)   (0.40)     (0.43)
                                                        -------   -------  -------  -------   --------
       Total from Investment Operations................   (0.95)     2.11     0.08    (0.18)     (0.14)
                                                        -------   -------  -------  -------   --------
Less Distributions:
-------------------
   Net Investment Income...............................   (0.25)    (0.23)   (0.22)   (0.22)     (0.28)
   Net Realized Gains..................................      --        --       --       --         --
                                                        -------   -------  -------  -------   --------
       Total Distributions.............................   (0.25)    (0.23)   (0.22)   (0.22)     (0.28)
                                                        -------   -------  -------  -------   --------
Net Asset Value, End of Year........................... $  8.88   $ 10.08  $  8.20  $  8.34   $   8.74
                                                        =======   =======  =======  =======   ========
Total Return...........................................   (9.66%)   26.00%    1.15%   (2.15%)    (1.71%)
                                                        -------   -------  -------  -------   --------
Net Assets, End of Year (thousands).................... $87,482   $96,990  $81,162  $97,267   $100,169
Ratio of Expenses to Average Net Assets................    0.53%     0.53%    0.55%    0.54%      0.53%
Ratio of Expenses to Average Net Assets (Excluding
  Fees Paid Indirectly)................................    0.53%     0.53%    0.55%    0.54%      0.53%
Ratio of Net Investment Income to Average Net Assets...    2.45%     2.44%    2.73%    2.52%      3.08%
Portfolio Turnover Rate................................      15%       15%       5%       8%        18%
                                                        -------   -------  -------  -------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, two of which, the CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies and, accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by the Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   CSTG&E International Social Core Equity Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time, at which the net asset value of the CSTG&E International Social Core Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the CSTG&E International Social Core Equity Portfolio's shares (at the close of the NYSE), the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the CSTG&E International Social Core Equity Portfolio's foreign investments since the last closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the CSTG&E International Social Core Equity Portfolio uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the CSTG&E International Social Core Equity Portfolio uses fair value pricing, the values assigned to the Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the CSTG&E International Social Core Equity Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   CSTG&E International Social Core Equity Portfolio does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   CSTG&E International Social Core Equity Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The CSTG&E International Social Core Equity Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

CSTG&E U.S. Social Core Equity 2 Portfolio............................... 0.27%
CSTG&E International Social Core Equity Portfolio........................ 0.42%

EARNED INCOME CREDIT:

   Additionally, the CSTG&E International Social Core Equity Portfolio entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amount in thousands):

                                                                     FEES PAID
                                                                     INDIRECTLY
                                                                     ----------
CSTG&E International Social Core Equity Portfolio...................     $2

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

CSTG&E U.S. Social Core Equity 2 Portfolio.................................. $4
CSTG&E International Social Core Equity Portfolio...........................  4

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                             OTHER INVESTMENT
                                                                SECURITIES
                                                             -----------------
                                                             PURCHASES  SALES
                                                             --------- -------
CSTG&E U.S. Social Core Equity 2 Portfolio..................  $10,239  $17,307
CSTG&E International Social Core Equity Portfolio...........   16,823   14,812

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                        BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND
                         10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION     2018         2018      INCOME
                        ---------- --------- ---------- ------------ ------------- ----------- ------------ --------
CSTG&E U.S. SOCIAL
  CORE EQUITY 2
  PORTFOLIO
The DFA Short Term
  Investment Fund......   $5,084    $16,278   $17,744        --           --         $3,618        313        $ 75
                          ------    -------   -------       ---           --         ------        ---        ----
TOTAL..................   $5,084    $16,278   $17,744        --           --         $3,618        313        $ 75
                          ======    =======   =======       ===           ==         ======        ===        ====
CSTG&E
  INTERNATIONAL SOCIAL
  CORE EQUITY
  PORTFOLIO
The DFA Short Term
  Investment Fund......   $6,746    $31,272   $33,882       $(1)          --         $4,135        357        $102
                          ------    -------   -------       ---           --         ------        ---        ----
TOTAL..................   $6,746    $31,272   $33,882       $(1)          --         $4,135        357        $102
                          ======    =======   =======       ===           ==         ======        ===        ====


                        CAPITAL GAIN
                        DISTRIBUTIONS
                        -------------
CSTG&E U.S. SOCIAL
  CORE EQUITY 2
  PORTFOLIO
The DFA Short Term
  Investment Fund......      --
                             --
TOTAL..................      --
                             ==
CSTG&E
  INTERNATIONAL SOCIAL
  CORE EQUITY
  PORTFOLIO
The DFA Short Term
  Investment Fund......      --
                             --
TOTAL..................      --
                             ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to net foreign currency gains/losses, foreign capital gains tax and realized gains on securities considered to be "passive foreign investment companies," were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                   CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                   -------------- ------------- ---------- ------
CSTG&E U.S. Social Core Equity 2 Portfolio
2017..............................................     $1,529        $1,703         --     $3,232
2018..............................................      1,385         3,688         --      5,073
CSTG&E International Social Core Equity Portfolio
2017..............................................      2,207            --         --      2,207
2018..............................................      2,406            --         --      2,406

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                             NET INVESTMENT
                                               INCOME AND
                                               SHORT-TERM     LONG-TERM
                                             CAPITAL GAINS  CAPITAL GAINS TOTAL
                                             -------------- ------------- -----
CSTG&E U.S. Social Core Equity 2 Portfolio..       --            --        --
CSTG&E International Social Core Equity
  Portfolio.................................       --            --        --

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                        UNDISTRIBUTED                                               TOTAL NET
                                                        NET INVESTMENT                                            DISTRIBUTABLE
                                                          INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                          SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                        CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                        -------------- ------------- ------------- -------------- -------------
CSTG&E U.S. Social Core Equity 2 Portfolio.............      $499         $7,375             --       $38,580        $46,454
CSTG&E International Social Core Equity Portfolio......       552             --       $(10,559)        2,122         (7,885)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                              UNLIMITED  TOTAL
                                                              --------- -------
CSTG&E U.S. Social Core Equity 2 Portfolio...................       --       --
CSTG&E International Social Core Equity Portfolio............  $10,559  $10,559

   During the year ended October 31, 2018, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                      NET
                                                                   UNREALIZED
                            FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                            TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                            -------- ------------ -------------- --------------
CSTG&E U.S. Social Core
  Equity 2 Portfolio....... $60,468    $41,442       $ (2,862)      $38,580
CSTG&E International
  Social Core Equity
  Portfolio................  88,880     17,695        (15,568)        2,127

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the CSTG&E International Social Core Equity Portfolio may be inhibited.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                         ------------- ------------ ------------ -------- ---------------
CSTG&E U.S. Social Core Equity 2
  Portfolio.............................     2.53%        $1,365         17        $ 2        $3,790
CSTG&E International Social Core Equity
  Portfolio.............................     2.43%            92         20         --           391

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                 PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                 --------- ------ --------------------
CSTG&E U.S. Social Core Equity 2
  Portfolio..............................  $  501   $3,518        $1,084
CSTG&E International Social Core Equity
  Portfolio..............................   1,346    2,390           330

J. SECURITIES LENDING:

   As of October 31, 2018, the Portfolio had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                         MARKET
                                                                         VALUE
                                                                         ------
CSTG&E U.S. Social Core Equity 2 Portfolio.............................. $2,235
CSTG&E International Social Core Equity Portfolio.......................  1,252

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                               REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                            AS OF OCTOBER 31, 2018
                                            -------------------------------------------------------
                                            OVERNIGHT AND            BETWEEN
                                             CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS   TOTAL
                                            ------------- -------- ------------ -------- ----------
SECURITIES LENDING TRANSACTIONS
CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
   Common Stocks...........................  $3,618,241      --         --         --    $3,618,241

                                                      REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                   AS OF OCTOBER 31, 2018
                                                   -------------------------------------------------------
                                                   OVERNIGHT AND            BETWEEN
                                                    CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS   TOTAL
                                                   ------------- -------- ------------ -------- ----------
SECURITIES LENDING TRANSACTIONS
CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
   Common Stocks..................................  $4,135,090      --         --         --    $4,135,090

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                 DISTRIBUTIONS FROM:
                                       ---------------------------------------
                                          NET        NET        NET
                                       INVESTMENT SHORT-TERM LONG-TERM
                                         INCOME     GAINS      GAINS    TOTAL
                                       ---------- ---------- --------- -------
CSTG&E U.S. Social Core Equity 2
  Portfolio - Institutional Class.....  $(1,529)      --      $(1,703) $(3,232)
CSTG&E International Social Core
  Equity Portfolio - Institutional
  Class...............................   (2,207)      --           --   (2,207)

                                                                 UNDISTRIBUTED
                                                                 NET INVESTMENT
                                                                     INCOME
                                                                 (DISTRIBUTIONS
                                                                   IN EXCESS
                                                                     OF NET
                                                                   INVESTMENT
                                                                    INCOME)
                                                                 --------------
CSTG&E U.S. Social Core Equity 2 Portfolio......................      $ 69
CSTG&E International Social Core Equity Portfolio...............       292

M. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders are omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
CSTG&E U.S. Social Core Equity 2 Portfolio.........      3             97%
CSTG&E International Social Core Equity Portfolio..      3             98%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued.

   On December 19, 2018, the Board approved a plan to liquidate the CSTG&E U.S. Social Core Equity 2 Portfolio and the CSGT&E International Social Core Equity Portfolio. Each liquidation is expected to be completed on or about
February 15, 2019.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                        PORTFOLIOS WITHIN
                                        TERM OF                                               THE          OTHER DIRECTORSHIPS
                                      OFFICE/1/ AND                                         DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                      LENGTH OF           PRINCIPAL OCCUPATION            COMPLEX/2/         HELD DURING
YEAR OF BIRTH              POSITION     SERVICE            DURING PAST 5 YEARS              OVERSEEN          PAST 5 YEARS
-----------------         ----------- -----------   ----------------------------------- ------------------ -------------------
George M. Constantinides  Director of  DFADIG-      Leo Melamed Professor of Finance,   128 portfolios in  None
University of Chicago     DFAIDG       Since        University of Chicago Booth School  4 investment
Booth School of           and DIG      1983         of Business (since 1978).           companies
Business                  Trustee of   DIG-
5807 S. Woodlawn          DFAITC       Since
Avenue Chicago, IL        and DEM      1993
60637                                  DFAITC-
                                       Since
1947                                   1992
                                       DEM-
                                       Since
                                       1993

Douglas W. Diamond        Director of  DFADIG-      Merton H. Miller Distinguished      128 portfolios in  None
University of Chicago     DFAIDG       Since        Service Professor of Finance,       4 investment
Booth School of           and DIG      June 2017    University of Chicago Booth School  companies
Business                  Trustee of   DIG-         of Business (since 1988). Visiting
5807 S. Woodlawn          DFAITC       Since        Scholar, Federal Reserve Bank of
Avenue Chicago, IL        and DEM      June 2017    Richmond (since 1990). Formerly,
60637                                  DFAITC-      Fischer Black Visiting Professor
                                       Since        of Financial Economics, Alfred P.
1953                                   June 2017    Sloan School of Management,
                                       DEM-         Massachusetts Institute of
                                       Since        Technology (2015 to 2016).
                                       June 2017

Roger G. Ibbotson         Director of  DFADIG-      Professor in Practice Emeritus of   128 portfolios in  None
Yale School of            DFAIDG       Since        Finance, Yale School of Management  4 investment
Management                and DIG      1981         (since 1984). Chairman, CIO and     companies
P.O. Box 208200           Trustee of   DIG-         Partner, Zebra Capital Management,
New Haven, CT 06520-      DFAITC       Since        LLC (hedge fund and asset manager)
8200                      and DEM      1993         (since 2001). Formerly, Consultant
                                       DFAITC-      to Morningstar, Inc. (2006 - 2016).
1943                                   Since
                                       1992
                                       DEM-
                                       Since
                                       1993

Edward P. Lazear          Director of  DFADIG-      Distinguished Visiting Fellow,      128 portfolios in  None
Stanford University       DFAIDG       Since        Becker Friedman Institute for       4 investment
Graduate School of        and DIG      2010         Research in Economics, University   companies
Business                  Trustee of   DIG-         of Chicago (since 2015). Morris
Knight Management         DFAITC       Since        Arnold Cox Senior Fellow, Hoover
Center, E346              and DEM      2010         Institution (since 2002). Jack
Stanford, CA 94305                     DFAITC-      Steele Parker Professor of Human
                                       Since        Resources Management and
1948                                   2010         Economics, Graduate School of
                                       DEM-         Business, Stanford University
                                       Since        (since 1995). Cornerstone Research
                                       2010         (expert testimony and economic and
                                                    financial analysis) (since 2009).

Myron S. Scholes          Director of  DFADIG-      Chief Investment Strategist, Janus  128 portfolios in  Formerly,
c/o Dimensional Fund      DFAIDG       Since        Henderson Investors (since 2014).   4 investment       Adviser, Kuapay,
Advisors LP               and DIG      1981         Frank E. Buck Professor of          companies          Inc. (2013 -
6300 Bee Cave Road,       Trustee of   DIG-         Finance, Emeritus, Graduate School                     2014). Formerly,
Building One              DFAITC       Since        of Business, Stanford University                       Director,
Austin, TX 78746          and DEM      1993         (since 1981).                                          American
                                       DFAITC-                                                             Century Fund
1941                                   Since                                                               Complex
                                       1992                                                                (registered
                                       DEM-                                                                investment
                                       Since                                                               companies) (43
                                       1993                                                                Portfolios) (1980
                                                                                                           - 2014).

                                                                                              PORTFOLIOS
                                  TERM OF                                                     WITHIN THE  OTHER DIRECTORSHIPS
                                OFFICE/1/ AND                                                 DFA FUND    OF PUBLIC COMPANIES
NAME, ADDRESS AND                LENGTH OF                 PRINCIPAL OCCUPATION               COMPLEX/2/     HELD DURING
YEAR OF BIRTH          POSITION   SERVICE                  DURING PAST 5 YEARS                OVERSEEN       PAST 5 YEARS
-----------------      -------- -----------   ----------------------------------------------- ----------- --------------------
Abbie J. Smith         Director   DFADIG-     Boris and Irene Stern Distinguished Service     128         Director (since
University of Chicago  of         Since       Professor of Accounting, University of Chicago  portfolios  2000) and
Booth School of        DFAIDG     2000        Booth School of Business (since 1980).          in 4        formerly, Lead
Business               and DIG    DIG-                                                        investment  Director (May
5807 S. Woodlawn       Trustee    Since                                                       companies   2014 - May
Avenue Chicago, IL     of         2000                                                                    2017), HNI
60637                  DFAITC     DFAITC-                                                                 Corporation
                       and        Since                                                                   (formerly known
1953                   DEM        2000                                                                    as HON
                                  DEM-                                                                    Industries Inc.)
                                  Since                                                                   (office furniture);
                                  2000                                                                    Director, Ryder
                                                                                                          System Inc.
                                                                                                          (transportation,
                                                                                                          logistics and
                                                                                                          supply-chain
                                                                                                          management)
                                                                                                          (since 2003); and
                                                                                                          Trustee, UBS
                                                                                                          Funds (3
                                                                                                          investment
                                                                                                          companies
                                                                                                          within the fund
                                                                                                          complex) (21
                                                                                                          portfolios) (since
                                                                                                          2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                                             PORTFOLIOS
                                TERM OF                                                      WITHIN THE  OTHER DIRECTORSHIPS
                              OFFICE/1/ AND                                                  DFA FUND    OF PUBLIC COMPANIES
NAME, ADDRESS AND              LENGTH OF                                                     COMPLEX/2/     HELD DURING
YEAR OF BIRTH        POSITION   SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN       PAST 5 YEARS
-----------------    -------- -----------   ------------------------------------------------ ----------- -------------------
David G. Booth       Chairman   DFADIG-     Chairman, Director/Trustee, and formerly,        128                None
6300 Bee Cave Road,  and        Since       President and Co-Chief Executive Officer (each   portfolios
Building One         Director   1981        until March 2017) of Dimensional Emerging        in 4
Austin, TX 78746     of         DIG-        Markets Value Fund ("DEM"), DFAIDG,              investment
                     DFAIDG     Since       Dimensional Investment Group Inc. ("DIG")        companies
1946                 and DIG    1992        and The DFA Investment Trust Company
                     Trustee    DFAITC-     ("DFAITC"). Executive Chairman, and
                     of         Since       formerly, President and Co-Chief Executive
                     DFAITC     1992        Officer (each until February 2017) of
                     and DEM    DEM-        Dimensional Holdings Inc., Dimensional Fund
                                Since       Advisors LP and DFA Securities LLC
                                1993        (collectively with DEM, DFAIDG, DIG and
                                            DFAITC, the "DFA Entities"). Formerly,
                                            Chairman and Director (2009-2018), Co-Chief
                                            Executive Officer (2010 - June 2017) of
                                            Dimensional Fund Advisors Canada ULC.
                                            Trustee, University of Chicago (since 2002).
                                            Trustee, University of Kansas Endowment
                                            Association (since 2005). Formerly, Director of
                                            Dimensional Fund Advisors Ltd. (2002 - July
                                            2017), DFA Australia Limited (1994 - July
                                            2017), Dimensional Advisors Ltd. (2012 - July
                                            2017), Dimensional Funds plc (2006 - July
                                            2017) and Dimensional Funds II plc (2006 -
                                            July 2017). Formerly, Director and President of
                                            Dimensional Japan Ltd. (2012 - April 2017).
                                            Formerly, President, Dimensional SmartNest
                                            (US) LLC (2009-2014); and Limited Partner,
                                            VSC Investors, LLC (2007 to 2015). Formerly,
                                            Chairman, Director, President and Co-Chief
                                            Executive Officer of Dimensional Cayman
                                            Commodity Fund I Ltd. (2010-September
                                            2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF
                                      OFFICE/1/
                                         AND
NAME AND YEAR OF                      LENGTH OF
BIRTH                  POSITION        SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  ------------------- --------- -----------------------------------------------------------------
Valerie A. Brown  Vice President and    Since   Vice President and Assistant Secretary of
1967              Assistant Secretary   2001        .  all the DFA Entities (since 2001)
                                                    .  DFA Australia Limited (since 2002)
                                                    .  Dimensional Fund Advisors Ltd. (since 2002)
                                                    .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                    .  Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                    .  Dimensional Hong Kong Limited (since 2012)
                                                Director, Vice President and Assistant Secretary (since 2003) of
                                                    .  Dimensional Fund Advisors Canada ULC

David P. Butler   Co-Chief Executive    Since   Co-Chief Executive Officer (since 2017) of
1964              Officer               2017        .  all the DFA entities
                                                Director (since 2017) of
                                                    .  Dimensional Holdings Inc.
                                                    .  Dimensional Fund Advisors Canada ULC
                                                    .  Dimensional Japan Ltd.
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Ltd.
                                                    .  DFA Australia Limited
                                                Director and Co-Chief Executive Officer (since 2017) of
                                                    .  Dimensional Cayman Commodity Fund I Ltd.
                                                Head of Global Financial Advisor Services (since 2007) for
                                                    .  Dimensional Fund Advisors LP

                                                Formerly, Vice President (2007 - 2017) of
                                                    .  all the DFA Entities

Stephen A. Clark  Executive Vice        Since   Executive Vice President (since 2017) of
1972              President             2017        .  all the DFA entities
                                                Director and Vice President (since 2016) of
                                                    .  Dimensional Japan Ltd.
                                                President and Director (since 2016) of
                                                    .  Dimensional Fund Advisors Canada ULC
                                                Vice President (since 2008) and Director (since 2016) of
                                                    .  DFA Australia Limited
                                                Director (since 2016) of
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                    .  Dimensional Hong Kong Limited
                                                Vice President (since 2016) of
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                Head of Global Institutional Services (since 2014) for
                                                    .  Dimensional Fund Advisors LP

                                                Formerly, Vice President (2004 - 2017) of
                                                    .  all the DFA Entities
                                                Formerly, Vice President (2010 - 2016) of
                                                    .  Dimensional Fund Advisors Canada ULC
                                                Formerly, Head of Institutional, North America (2012 - 2013) for
                                                    .  Dimensional Fund Advisors LP

Christopher S.     Vice President and   Since           Vice President and Global Chief Compliance Officer (since 2004) of
Crossan            Global Chief         2004                .    all the DFA Entities
1965               Compliance Officer                       .    DFA Australia Limited
                                                            .    Dimensional Fund Advisors Ltd.
                                                        Chief Compliance Officer (since 2006) and Chief Privacy Officer (since
                                                        2015) of
                                                            .    Dimensional Fund Advisors Canada ULC
                                                        Chief Compliance Officer of
                                                            .    Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                            .    Dimensional Japan Ltd. (since 2017)

                                                        Formerly, Vice President and Global Chief Compliance Officer (2010 -
                                                        2014) for
                                                            .    Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,      Vice President  Vice President, Chief Financial Officer, and Treasurer (since 2016) of
1958               Chief Financial      since 2015          .    all the DFA Entities
                   Officer, and         and Chief           .    Dimensional Advisors Ltd.
                   Treasurer            Financial           .    Dimensional Fund Advisors Ltd.
                                        Officer and         .    Dimensional Hong Kong Limited
                                        Treasurer           .    Dimensional Cayman Commodity Fund I Ltd.
                                        since 2016          .    Dimensional Fund Advisors Canada ULC
                                                            .    Dimensional Fund Advisors Pte. Ltd.
                                                            .    DFA Australia Limited
                                                        Director (since 2016) for
                                                            .    Dimensional Funds plc
                                                            .    Dimensional Funds II plc

                                                        Formerly, interim Chief Financial Officer and interim Treasurer
                                                        (2016) of
                                                            .    all the DFA Entities
                                                            .    Dimensional Fund Advisors LP
                                                            .    Dimensional Fund Advisors Ltd.
                                                            .    DFA Australia Limited
                                                            .    Dimensional Advisors Ltd.
                                                            .    Dimensional Fund Advisors Pte. Ltd.
                                                            .    Dimensional Hong Kong Limited
                                                            .    Dimensional Cayman Commodity Fund I Ltd.
                                                            .    Dimensional Fund Advisors Canada ULC
                                                        Formerly, Controller (2015 - 2016) of
                                                            .    all the DFA Entities
                                                            .    Dimensional Fund Advisors LP
                                                        Formerly, Vice President (2008 - 2015) of
                                                            .    T. Rowe Price Group, Inc.
                                                        Formerly, Director of Investment Treasury and Treasurer (2008 - 2015) of
                                                            .    the T. Rowe Price Funds

Jeff J. Jeon       Vice President and   Vice            Vice President (since 2004) and Assistant Secretary (since 2017) of
1973               Assistant Secretary  President           .    all the DFA Entities
                                        since 2004      Vice President and Assistant Secretary (since 2010) of
                                        and                 .    Dimensional Cayman Commodity Fund I Ltd.
                                        Assistant
                                        Secretary
                                        since 2017

Joy Lopez          Vice President and   Vice            Vice President (since 2015) of
1971               Assistant Treasurer  President           .    all the DFA Entities
                                        since 2015      Assistant Treasurer (since 2017) of
                                        and                 .    the DFA Fund Complex
                                        Assistant       Formerly, Senior Tax Manager (2013 - 2015) for
                                        Secretary           .    Dimensional Fund Advisors LP
                                        since 2017

Kenneth M. Manell  Vice President       Since           Vice President (since 2010) of
1972                                    2010                .    all the DFA Entities
                                                            .    Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell  President and       President   President (since 2017) of
1964                 General Counsel     since 2017      .  the DFA Fund Complex
                                            and      General Counsel (since 2001) of
                                          General        .  All the DFA Entities
                                          Counsel    Executive Vice President (since 2017) and Secretary (since 2000) of
                                         since 2001      .  Dimensional Fund Advisors LP
                                                         .  Dimensional Holdings Inc.
                                                         .  DFA Securities LLC
                                                         .  Dimensional Investment LLC
                                                     Director (since 2002), Vice President (since 1997) and Secretary (since
                                                     2002) of
                                                         .  DFA Australia Limited
                                                         .  Dimensional Fund Advisors Ltd.
                                                     Vice President and Secretary of
                                                         .  Dimensional Fund Advisors Canada ULC (since 2003)
                                                         .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                         .  Dimensional Japan Ltd. (since 2012)
                                                         .  Dimensional Advisors Ltd. (since 2012)
                                                         .  Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                     Director of
                                                         .  Dimensional Funds plc (since 2002)
                                                         .  Dimensional Funds II plc (since 2006)
                                                         .  Director of Dimensional Japan Ltd. (since 2012)
                                                         .  Dimensional Advisors Ltd. (since 2012)
                                                         .  Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                         .  Dimensional Hong Kong Limited (since 2012)

                                                     Formerly, Vice President and Secretary (2010 - 2014) of
                                                         .  Dimensional SmartNest (US) LLC
                                                     Formerly, Vice President (1997 - 2017) and Secretary (2000 - 2017) of
                                                         .  the DFA Fund Complex
                                                     Formerly, Vice President of
                                                         .  Dimensional Fund Advisors LP (1997 - 2017)
                                                         .  Dimensional Holdings Inc. (2006 - 2017)
                                                         .  DFA Securities LLC (1997 - 2017)
                                                         .  Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz    Vice President and    Since     Vice President and Deputy Chief Compliance Officer of
1961                 Deputy Chief           2013         .  the DFA Fund Complex (since 2013)
                     Compliance Officer                  .  Dimensional Fund Advisors LP (since 2012)

Carolyn L. O         Vice President and     Vice     Vice President (since 2010) and Secretary (since 2017) of
1974                 Secretary           President       .  the DFA Fund Complex
                                         since 2010  Vice President (since 2010) and Assistant Secretary (since 2016) of
                                            and          .  Dimensional Fund Advisors LP
                                         Secretary       .  Dimensional Holdings Inc.
                                         since 2017      .  Dimensional Investment LLC
                                                     Vice President of
                                                         .  DFA Securities LLC (since 2010)
                                                         .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                         .  Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive   Co-Chief   Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
1976                Officer and Chief   Executive       .  all the DFA Entities
                    Investment Officer   Officer        .  Dimensional Fund Advisors Canada ULC
                                        and Chief   Director, Chief Investment Officer and Vice President (since 2017) of
                                        Investment      .  DFA Australia Limited
                                         Officer    Chief Investment Officer (since 2017) and Vice President (since 2016) of
                                        since 2017      .  Dimensional Japan Ltd.
                                                    Director, Co-Chief Executive Officer and Chief Investment Officer (since
                                                    2017) of
                                                        .  Dimensional Cayman Commodity Fund I Ltd.
                                                    Director of
                                                        .  Dimensional Funds plc (since 2014)
                                                        .  Dimensional Fund II plc (since 2014)
                                                        .  Dimensional Holdings Inc. (since 2017)

                                                    Formerly, Co-Chief Investment Officer of
                                                        .  Dimensional Japan Ltd. (2016 - 2017)
                                                        .  DFA Australia Limited (2014 - 2017)
                                                    Formerly, Executive Vice President (2017) and Co-Chief Investment Officer
                                                    (2014 - 2017) of
                                                        .  all the DFA Entities
                                                    Formerly, Vice President (2007 - 2017) of
                                                        .  all the DFA Entities
                                                    Formerly, Vice President and Co-Chief Investment Officer (2014 - 2017) of
                                                        .  Dimensional Fund Advisors Canada ULC
                                                    Formerly, Director of
                                                        .  Dimensional Fund Advisors Pte. Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                               QUALIFYING
                                                                                                   FOR
DFA                   NET                                                                       CORPORATE
INVESTMENT        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DIMENSIONS          INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
GROUP INC.       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
----------       ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
CSTG&E
  U.S.
  Social
  Core
  Equity 2
  Portfolio.....       29%           0%           71%          0%        0%          100%          100%        100%
CSTG&E
  International
  Social
  Core
  Equity
  Portfolio.....      100%           0%            0%          0%        0%          100%          100%        100%

                                                               QUALIFYING
DFA                                                              SHORT-
INVESTMENT           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DIMENSIONS        GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
GROUP INC.       INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
----------       ------------ ---------- ---------- ---------- ----------
CSTG&E
  U.S.
  Social
  Core
  Equity 2
  Portfolio.....      0%           0%         6%        0%         0%
CSTG&E
  International
  Social
  Core
  Equity
  Portfolio.....      0%          10%       100%        0%         0%

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103118-015A
                                                                     00218739

                                                                         LOGO

ANNUAL REPORT

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

DFA SOCIAL FIXED INCOME PORTFOLIO

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

 Sincerely,
 /s/ David Butler                       /s/ Gerard O'Reilly

 DAVID BUTLER                           GERARD O'REILLY
 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..........................   1
      Performance Charts...............................................   3
      Management's Discussion and Analysis.............................   7
      Disclosure of Fund Expenses......................................  13
      Disclosure of Portfolio Holdings.................................  15
      Summary Schedules of Portfolio Holdings/Schedule of Investments
          U.S. Social Core Equity 2 Portfolio..........................  17
          U.S. Sustainability Core 1 Portfolio.........................  20
          International Sustainability Core 1 Portfolio................  23
          International Social Core Equity Portfolio...................  27
          Emerging Markets Social Core Equity Portfolio................  31
          DFA Social Fixed Income Portfolio............................  35
          Emerging Markets Sustainability Core 1 Portfolio.............  44
      Statements of Assets and Liabilities.............................  48
      Statements of Operations.........................................  51
      Statements of Changes in Net Assets..............................  54
      Financial Highlights.............................................  57
      Notes to Financial Statements....................................  61
      Report of Independent Registered Public Accounting Firm..........  79
   FUND MANAGEMENT.....................................................  80
      Board of Independent Directors or Trustees Table.................  81
   VOTING PROXIES ON FUND PORTFOLIO SECURITIES.........................  87
   NOTICE TO SHAREHOLDERS..............................................  88

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/ SCHEDULE OF INVESTMENTS

Investment Abbreviations
   P.L.C.                 Public Limited Company
   ADR                    American Depositary Receipt
   SA                     Special Assessment
   GDR                    Global Depositary Receipt
   CAD                    Canadian Dollars
   EUR                    Euro
   SEK                    Swedish Krona
   USD                    United States Dollar

Investment Footnotes
   +                      See Note B to Financial Statements.
   ++                     Calculated as a percentage of total
                          net assets. Percentages shown
                          parenthetically next to the category
                          headings have been calculated as a
                          percentage of total investments.
                          "Other Securities" are those
                          securities that are not among the top
                          50 holdings in unaffiliated issuers
                          of the Fund or do not represent more
                          than 1.0% of the net assets of the
                          Fund. Some of the individual
                          securities within this category may
                          include Total or Partial Securities
                          on Loan and/or Non-Income Producing
                          Securities.
   *                      Non-Income Producing Securities.
   #                      Total or Partial Securities on Loan.
   >>                     Securities that have generally been
                          fair value factored. See Note B to
                          Financial Statements.
   @                      Security purchased with cash proceeds
                          from Securities on Loan.
   (S)                    Affiliated Fund.
   ^                      Denominated in USD, unless otherwise
                          noted.
   (OMEGA)                Rule 144A or Section 4(2) security
                          that is restricted as to resale to
                          institutional investors. The Fund's
                          Advisor deemed this security to be
                          liquid based upon procedures approved
                          by the Board of Trustees.
   (r)                    The adjustable rate shown is
                          effective as of October 31, 2018.

FINANCIAL HIGHLIGHTS
--------------------
   (A)                    Computed using average shares
                          outstanding.
   (B)                    Non-Annualized
   (C)                    Annualized
   (D)                    Because of commencement of operations
                          and related preliminary transaction
                          costs, these ratios are not
                          necessarily indicative of future
                          ratios.

CONTINUED


ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   --    Amounts designated as -- are either zero or rounded to zero.
   SEC   Securities and Exchange Commission
   (a)   Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                      U.S. Social Core                  Russell 3000/R/
                     Equity 2 Portfolio                      Index
                 -------------------------          -----------------------

10/31/2008                $10,000                           $10,000
11/30/2008                  8,987                             9,211
12/31/2008                  9,206                             9,387
 1/31/2009                  8,216                             8,599
 2/28/2009                  7,259                             7,698
 3/31/2009                  8,017                             8,373
 4/30/2009                  9,193                             9,254
 5/31/2009                  9,607                             9,747
 6/30/2009                  9,558                             9,781
 7/31/2009                 10,439                            10,542
 8/31/2009                 10,855                            10,919
 9/30/2009                 11,416                            11,376
10/31/2009                 10,949                            11,083
11/30/2009                 11,399                            11,713
12/31/2009                 11,938                            12,047
 1/31/2010                 11,469                            11,613
 2/28/2010                 12,005                            12,006
 3/31/2010                 12,894                            12,763
 4/30/2010                 13,431                            13,039
 5/31/2010                 12,341                            12,009
 6/30/2010                 11,438                            11,318
 7/31/2010                 12,295                            12,104
 8/31/2010                 11,505                            11,534
 9/30/2010                 12,749                            12,623
10/31/2010                 13,221                            13,117
11/30/2010                 13,508                            13,192
12/31/2010                 14,621                            14,087
 1/31/2011                 14,909                            14,394
 2/28/2011                 15,639                            14,918
 3/31/2011                 15,838                            14,986
 4/30/2011                 16,160                            15,432
 5/31/2011                 15,855                            15,256
 6/30/2011                 15,555                            14,982
 7/31/2011                 15,044                            14,639
 8/31/2011                 13,852                            13,760
 9/30/2011                 12,462                            12,693
10/31/2011                 14,223                            14,153
11/30/2011                 14,171                            14,115
12/31/2011                 14,235                            14,231
 1/31/2012                 15,026                            14,949
 2/29/2012                 15,697                            15,582
 3/31/2012                 16,067                            16,062
 4/30/2012                 15,895                            15,957
 5/31/2012                 14,741                            14,971
 6/30/2012                 15,258                            15,557
 7/31/2012                 15,327                            15,711
 8/31/2012                 15,828                            16,103
 9/30/2012                 16,283                            16,526
10/31/2012                 16,162                            16,241
11/30/2012                 16,301                            16,367
12/31/2012                 16,726                            16,567
 1/31/2013                 17,804                            17,476
 2/28/2013                 18,016                            17,708
 3/31/2013                 18,762                            18,402
 4/30/2013                 18,832                            18,703
 5/31/2013                 19,576                            19,144
 6/30/2013                 19,380                            18,896
 7/31/2013                 20,517                            19,932
 8/31/2013                 19,877                            19,375
 9/30/2013                 20,716                            20,095
10/31/2013                 21,572                            20,949
11/30/2013                 22,285                            21,557
12/31/2013                 22,929                            22,126
 1/31/2014                 21,944                            21,427
 2/28/2014                 22,947                            22,443
 3/31/2014                 23,272                            22,562
 4/30/2014                 23,163                            22,590
 5/31/2014                 23,565                            23,083
 6/30/2014                 24,367                            23,661
 7/31/2014                 23,669                            23,195
 8/31/2014                 24,624                            24,168
 9/30/2014                 23,735                            23,664
10/31/2014                 24,268                            24,315
11/30/2014                 24,637                            24,904
12/31/2014                 24,763                            24,904
 1/31/2015                 23,725                            24,211
 2/28/2015                 25,254                            25,613
 3/31/2015                 25,073                            25,352
 4/30/2015                 25,167                            25,467
 5/31/2015                 25,395                            25,819
 6/30/2015                 25,060                            25,387
 7/31/2015                 24,965                            25,812
 8/31/2015                 23,597                            24,254
 9/30/2015                 22,755                            23,547
10/31/2015                 24,395                            25,407
11/30/2015                 24,586                            25,548
12/31/2015                 23,615                            25,023
 1/31/2016                 22,132                            23,611
 2/29/2016                 22,346                            23,604
 3/31/2016                 24,035                            25,266
 4/30/2016                 24,231                            25,422
 5/31/2016                 24,584                            25,877
 6/30/2016                 24,390                            25,930
 7/31/2016                 25,433                            26,959
 8/31/2016                 25,729                            27,028
 9/30/2016                 25,798                            27,071
10/31/2016                 25,225                            26,485
11/30/2016                 27,220                            27,670
12/31/2016                 27,814                            28,210
 1/31/2017                 28,234                            28,741
 2/28/2017                 28,995                            29,810
 3/31/2017                 28,910                            29,830
 4/30/2017                 29,151                            30,146
 5/31/2017                 29,051                            30,455
 6/30/2017                 29,517                            30,730
 7/31/2017                 30,001                            31,309
 8/31/2017                 29,699                            31,370
 9/30/2017                 30,921                            32,135
10/31/2017                 31,528                            32,836
11/30/2017                 32,641                            33,833
12/31/2017                 33,094                            34,171
 1/31/2018                 34,617                            35,972
 2/28/2018                 33,197                            34,646
 3/31/2018                 32,748                            33,951
 4/30/2018                 32,830                            34,080
 5/31/2018                 33,778                            35,042
 6/30/2018                 33,953                            35,271
 7/31/2018                 34,946                            36,442
 8/31/2018                 36,041                            37,721            Past performance is not predictive of
 9/30/2018                 35,797                            37,784            future performance.
10/31/2018                 32,850                            35,002            The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
           AVERAGE ANNUAL         ONE         FIVE         TEN                 redemption of fund shares.
           TOTAL RETURN           YEAR        YEARS       YEARS                Russell data copyright (C) Russell
           ------------------------------------------------------------        Investment Group 1995-2018, all
                                  4.19%       8.78%       12.63%               rights reserved.

--------------------------------------------------------------------------------
U.S. SUSTAINABILITY CORE 1 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                   U.S. Sustainability                   Russell 3000/R/
                     Core 1 Portfolio                         Index
                 ------------------------           -----------------------
10/31/2008                $10,000                           $10,000
11/30/2008                  9,134                             9,211
12/31/2008                  9,351                             9,387
 1/31/2009                  8,491                             8,599
 2/28/2009                  7,549                             7,698
 3/31/2009                  8,285                             8,373
 4/30/2009                  9,341                             9,254
 5/31/2009                  9,821                             9,747
 6/30/2009                  9,850                             9,781
 7/31/2009                 10,690                            10,542
 8/31/2009                 11,104                            10,919
 9/30/2009                 11,670                            11,376
10/31/2009                 11,269                            11,083
11/30/2009                 11,808                            11,713
12/31/2009                 12,283                            12,047
 1/31/2010                 11,880                            11,613
 2/28/2010                 12,338                            12,006
 3/31/2010                 13,156                            12,763
 4/30/2010                 13,588                            13,039
 5/31/2010                 12,488                            12,009
 6/30/2010                 11,689                            11,318
 7/31/2010                 12,485                            12,104
 8/31/2010                 11,773                            11,534
 9/30/2010                 12,950                            12,623
10/31/2010                 13,427                            13,117
11/30/2010                 13,595                            13,192
12/31/2010                 14,578                            14,087
 1/31/2011                 14,874                            14,394
 2/28/2011                 15,466                            14,918
 3/31/2011                 15,623                            14,986
 4/30/2011                 16,018                            15,432
 5/31/2011                 15,792                            15,256
 6/30/2011                 15,519                            14,982
 7/31/2011                 15,108                            14,639
 8/31/2011                 14,059                            13,760
 9/30/2011                 12,802                            12,693
10/31/2011                 14,409                            14,153
11/30/2011                 14,395                            14,115
12/31/2011                 14,481                            14,231
 1/31/2012                 15,268                            14,949
 2/29/2012                 15,955                            15,582
 3/31/2012                 16,358                            16,062
 4/30/2012                 16,200                            15,957
 5/31/2012                 15,111                            14,971
 6/30/2012                 15,662                            15,557
 7/31/2012                 15,777                            15,711
 8/31/2012                 16,266                            16,103
 9/30/2012                 16,730                            16,526
10/31/2012                 16,513                            16,241
11/30/2012                 16,658                            16,367
12/31/2012                 16,951                            16,567
 1/31/2013                 17,989                            17,476
 2/28/2013                 18,208                            17,708
 3/31/2013                 18,967                            18,402
 4/30/2013                 19,157                            18,703
 5/31/2013                 19,802                            19,144
 6/30/2013                 19,576                            18,896
 7/31/2013                 20,753                            19,932
 8/31/2013                 20,165                            19,375
 9/30/2013                 20,993                            20,095
10/31/2013                 21,864                            20,949
11/30/2013                 22,558                            21,557
12/31/2013                 23,169                            22,126
 1/31/2014                 22,363                            21,427
 2/28/2014                 23,423                            22,443
 3/31/2014                 23,596                            22,562
 4/30/2014                 23,536                            22,590
 5/31/2014                 24,015                            23,083
 6/30/2014                 24,730                            23,661
 7/31/2014                 24,114                            23,195
 8/31/2014                 25,150                            24,168
 9/30/2014                 24,451                            23,664
10/31/2014                 25,069                            24,315
11/30/2014                 25,536                            24,904
12/31/2014                 25,576                            24,904
 1/31/2015                 24,747                            24,211
 2/28/2015                 26,298                            25,613
 3/31/2015                 26,098                            25,352
 4/30/2015                 26,190                            25,467
 5/31/2015                 26,514                            25,819
 6/30/2015                 26,175                            25,387
 7/31/2015                 26,360                            25,812
 8/31/2015                 24,892                            24,254
 9/30/2015                 24,071                            23,547
10/31/2015                 25,840                            25,407
11/30/2015                 26,026                            25,548
12/31/2015                 25,261                            25,023
 1/31/2016                 23,780                            23,611
 2/29/2016                 23,937                            23,604
 3/31/2016                 25,650                            25,266
 4/30/2016                 25,650                            25,422
 5/31/2016                 26,124                            25,877
 6/30/2016                 25,907                            25,930
 7/31/2016                 27,050                            26,959
 8/31/2016                 27,241                            27,028
 9/30/2016                 27,308                            27,071
10/31/2016                 26,671                            26,485
11/30/2016                 28,280                            27,670
12/31/2016                 28,776                            28,210
 1/31/2017                 29,293                            28,741
 2/28/2017                 30,309                            29,810
 3/31/2017                 30,357                            29,830
 4/30/2017                 30,681                            30,146
 5/31/2017                 30,827                            30,455
 6/30/2017                 31,198                            30,730
 7/31/2017                 31,799                            31,309
 8/31/2017                 31,734                            31,370
 9/30/2017                 32,668                            32,135
10/31/2017                 33,385                            32,836
11/30/2017                 34,592                            33,833
12/31/2017                 34,921                            34,171
 1/31/2018                 36,840                            35,972
 2/28/2018                 35,549                            34,646
 3/31/2018                 34,850                            33,951
 4/30/2018                 34,999                            34,080
 5/31/2018                 35,910                            35,042
 6/30/2018                 36,210                            35,271
 7/31/2018                 37,391                            36,442
 8/31/2018                 38,937                            37,721            Past performance is not predictive of
 9/30/2018                 38,833                            37,784            future performance.
10/31/2018                 35,614                            35,002            The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
           AVERAGE ANNUAL        ONE         FIVE          TEN                 redemption of fund shares.
           TOTAL RETURN          YEAR        YEARS        YEARS                Russell data copyright (C) Russell
           ------------------------------------------------------------        Investment Group 1995-2018, all
                                 6.68%       10.25%       13.54%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

            International Sustainability          MSCI World ex USA Index
               Core 1 Portfolio                       (net dividends)
           ------------------------------     ----------------------------------
10/31/2008            $10,000                             $10,000
11/30/2008              9,450                               9,458
12/31/2008             10,156                               9,956
 1/31/2009              8,997                               9,027
 2/28/2009              8,074                               8,113
 3/31/2009              8,731                               8,648
 4/30/2009              9,942                               9,763
 5/31/2009             11,355                              10,998
 6/30/2009             11,237                              10,884
 7/31/2009             12,293                              11,906
 8/31/2009             12,957                              12,477
 9/30/2009             13,565                              12,992
10/31/2009             13,155                              12,783
11/30/2009             13,514                              13,099
12/31/2009             13,705                              13,308
 1/31/2010             13,121                              12,684
 2/28/2010             13,121                              12,672
 3/31/2010             14,066                              13,487
 4/30/2010             13,928                              13,286
 5/31/2010             12,312                              11,820
 6/30/2010             12,112                              11,649
 7/31/2010             13,348                              12,726
 8/31/2010             12,826                              12,345
 9/30/2010             14,135                              13,530
10/31/2010             14,641                              14,012
11/30/2010             14,030                              13,418
12/31/2010             15,286                              14,499
 1/31/2011             15,637                              14,811
 2/28/2011             16,217                              15,360
 3/31/2011             15,921                              15,052
 4/30/2011             16,784                              15,872
 5/31/2011             16,327                              15,402
 6/30/2011             16,038                              15,182
 7/31/2011             15,663                              14,932
 8/31/2011             14,271                              13,670
 9/30/2011             12,684                              12,297
10/31/2011             13,848                              13,493
11/30/2011             13,454                              12,869
12/31/2011             13,139                              12,729
 1/31/2012             14,007                              13,416
 2/29/2012             14,712                              14,154
 3/31/2012             14,723                              14,049
 4/30/2012             14,415                              13,810
 5/31/2012             12,767                              12,236
 6/30/2012             13,553                              13,038
 7/31/2012             13,517                              13,200
 8/31/2012             13,976                              13,577
 9/30/2012             14,418                              13,989
10/31/2012             14,566                              14,087
11/30/2012             14,880                              14,383
12/31/2012             15,517                              14,818
 1/31/2013             16,168                              15,547
 2/28/2013             15,982                              15,392
 3/31/2013             16,186                              15,514
 4/30/2013             16,856                              16,220
 5/31/2013             16,503                              15,857
 6/30/2013             16,044                              15,263
 7/31/2013             16,950                              16,075
 8/31/2013             16,743                              15,868
 9/30/2013             18,005                              16,989
10/31/2013             18,554                              17,559
11/30/2013             18,668                              17,667
12/31/2013             19,031                              17,933
 1/31/2014             18,305                              17,209
 2/28/2014             19,374                              18,148
 3/31/2014             19,328                              18,067
 4/30/2014             19,540                              18,352
 5/31/2014             19,789                              18,636
 6/30/2014             20,069                              18,901
 7/31/2014             19,544                              18,564
 8/31/2014             19,622                              18,579
 9/30/2014             18,728                              17,816
10/31/2014             18,474                              17,532
11/30/2014             18,494                              17,748
12/31/2014             17,889                              17,158
 1/31/2015             17,869                              17,097
 2/28/2015             18,988                              18,118
 3/31/2015             18,695                              17,816
 4/30/2015             19,540                              18,587
 5/31/2015             19,560                              18,426
 6/30/2015             19,061                              17,902
 7/31/2015             19,161                              18,186
 8/31/2015             17,926                              16,861
 9/30/2015             17,174                              16,010
10/31/2015             18,273                              17,214
11/30/2015             18,173                              16,940
12/31/2015             17,841                              16,637
 1/31/2016             16,817                              15,491
 2/29/2016             16,435                              15,275
 3/31/2016             17,651                              16,312
 4/30/2016             17,974                              16,837
 5/31/2016             18,055                              16,646
 6/30/2016             17,308                              16,140
 7/31/2016             18,166                              16,934
 8/31/2016             18,289                              16,950
 9/30/2016             18,549                              17,156
10/31/2016             18,139                              16,823
11/30/2016             17,852                              16,553
12/31/2016             18,344                              17,094
 1/31/2017             19,004                              17,603
 2/28/2017             19,210                              17,806
 3/31/2017             19,806                              18,258
 4/30/2017             20,467                              18,646
 5/31/2017             21,107                              19,267
 6/30/2017             21,240                              19,286
 7/31/2017             21,889                              19,860
 8/31/2017             21,930                              19,855
 9/30/2017             22,478                              20,370
10/31/2017             22,793                              20,648
11/30/2017             22,982                              20,857
12/31/2017             23,344                              21,232
 1/31/2018             24,506                              22,221
 2/28/2018             23,387                              21,165
 3/31/2018             23,218                              20,799
 4/30/2018             23,471                              21,276
 5/31/2018             23,112                              20,873
 6/30/2018             22,748                              20,644
 7/31/2018             23,240                              21,151
 8/31/2018             22,919                              20,751
 9/30/2018             22,941                              20,914                   Past performance is not predictive of
10/31/2018             20,922                              19,252                   future performance.
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
            AVERAGE ANNUAL          ONE          FIVE          TEN                  would pay on fund distributions or the
            TOTAL RETURN            YEAR         YEARS        YEARS                 redemption of fund shares.
            ---------------------------------------------------------------         MSCI data copyright MSCI 2018, all
                                   -8.21%        2.43%        7.66%                 rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
NOVEMBER 1, 2012-OCTOBER 31, 2018

                                     [CHART]

                  International Social Core         MSCI World ex USA Index
                      Equity Portfolio                (net dividends)
                 --------------------------       -----------------------
 11/1/2012               $10,000                           $10,000
11/30/2012                10,070                            10,146
12/31/2012                10,534                            10,452
 1/31/2013                10,969                            10,966
 2/28/2013                10,828                            10,857
 3/31/2013                10,939                            10,943
 4/30/2013                11,394                            11,442
 5/31/2013                11,091                            11,185
 6/30/2013                10,755                            10,766
 7/31/2013                11,408                            11,339
 8/31/2013                11,316                            11,193
 9/30/2013                12,152                            11,984
10/31/2013                12,581                            12,386
11/30/2013                12,622                            12,462
12/31/2013                12,889                            12,650
 1/31/2014                12,455                            12,139
 2/28/2014                13,188                            12,802
 3/31/2014                13,158                            12,744
 4/30/2014                13,303                            12,945
 5/31/2014                13,438                            13,145
 6/30/2014                13,658                            13,332
 7/31/2014                13,290                            13,095
 8/31/2014                13,321                            13,105
 9/30/2014                12,605                            12,567
10/31/2014                12,405                            12,367
11/30/2014                12,320                            12,519
12/31/2014                11,983                            12,103
 1/31/2015                11,876                            12,060
 2/28/2015                12,676                            12,780
 3/31/2015                12,416                            12,567
 4/30/2015                13,068                            13,111
 5/31/2015                13,068                            12,997
 6/30/2015                12,785                            12,628
 7/31/2015                12,752                            12,828
 8/31/2015                11,984                            11,894
 9/30/2015                11,469                            11,293
10/31/2015                12,197                            12,143
11/30/2015                12,132                            11,950
12/31/2015                11,893                            11,735
 1/31/2016                11,139                            10,927
 2/29/2016                10,954                            10,775
 3/31/2016                11,830                            11,506
 4/30/2016                12,203                            11,876
 5/31/2016                12,137                            11,742
 6/30/2016                11,710                            11,385
 7/31/2016                12,277                            11,945
 8/31/2016                12,388                            11,956
 9/30/2016                12,624                            12,102
10/31/2016                12,434                            11,867
11/30/2016                12,311                            11,676
12/31/2016                12,643                            12,058
 1/31/2017                13,160                            12,417
 2/28/2017                13,250                            12,560
 3/31/2017                13,576                            12,879
 4/30/2017                13,925                            13,152
 5/31/2017                14,297                            13,591
 6/30/2017                14,421                            13,604
 7/31/2017                14,979                            14,009
 8/31/2017                15,024                            14,005
 9/30/2017                15,447                            14,369
10/31/2017                15,665                            14,565
11/30/2017                15,791                            14,712
12/31/2017                16,139                            14,977
 1/31/2018                16,947                            15,674
 2/28/2018                16,139                            14,930
 3/31/2018                15,989                            14,671
 4/30/2018                16,278                            15,008
 5/31/2018                16,012                            14,724
 6/30/2018                15,705                            14,562
 7/31/2018                15,997                            14,920
 8/31/2018                15,647                            14,638
 9/30/2018                15,721                            14,752             Past performance is not predictive of
10/31/2018                14,278                            13,580             future performance.
                                                                               The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE          SINCE               would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       INCEPTION             redemption of fund shares.
          --------------------------------------------------------------       MSCI data copyright MSCI 2018, all
                                -8.86%       2.56%         6.12%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                  Emerging Markets Social         MSCI Emerging Markets Index
                   Core Equity Portfolio                (net dividends)
                ----------------------------        ---------------------------
10/31/2008                $10,000                           $10,000
11/30/2008                  9,278                             9,247
12/31/2008                 10,219                             9,968
 1/31/2009                  9,318                             9,325
 2/28/2009                  8,635                             8,799
 3/31/2009                  9,977                            10,063
 4/30/2009                 11,827                            11,738
 5/31/2009                 14,157                            13,743
 6/30/2009                 14,028                            13,558
 7/31/2009                 15,744                            15,083
 8/31/2009                 15,877                            15,029
 9/30/2009                 17,269                            16,393
10/31/2009                 16,959                            16,413
11/30/2009                 18,020                            17,118
12/31/2009                 18,787                            17,794
 1/31/2010                 17,751                            16,802
 2/28/2010                 17,929                            16,861
 3/31/2010                 19,549                            18,222
 4/30/2010                 19,741                            18,443
 5/31/2010                 17,758                            16,821
 6/30/2010                 17,869                            16,697
 7/31/2010                 19,524                            18,088
 8/31/2010                 19,240                            17,736
 9/30/2010                 21,526                            19,707
10/31/2010                 22,154                            20,280
11/30/2010                 21,586                            19,744
12/31/2010                 23,186                            21,153
 1/31/2011                 22,495                            20,579
 2/28/2011                 22,134                            20,387
 3/31/2011                 23,375                            21,586
 4/30/2011                 24,238                            22,256
 5/31/2011                 23,532                            21,672
 6/30/2011                 23,182                            21,338
 7/31/2011                 23,103                            21,244
 8/31/2011                 21,038                            19,345
 9/30/2011                 17,437                            16,525
10/31/2011                 19,652                            18,714
11/30/2011                 18,807                            17,466
12/31/2011                 18,255                            17,256
 1/31/2012                 20,388                            19,213
 2/29/2012                 21,752                            20,364
 3/31/2012                 21,062                            19,684
 4/30/2012                 20,533                            19,449
 5/31/2012                 18,367                            17,268
 6/30/2012                 19,197                            17,934
 7/31/2012                 19,181                            18,284
 8/31/2012                 19,358                            18,223
 9/30/2012                 20,484                            19,323
10/31/2012                 20,322                            19,206
11/30/2012                 20,613                            19,450
12/31/2012                 21,972                            20,401
 1/31/2013                 22,155                            20,682
 2/28/2013                 22,005                            20,422
 3/31/2013                 21,731                            20,070
 4/30/2013                 21,931                            20,222
 5/31/2013                 21,296                            19,703
 6/30/2013                 19,711                            18,448
 7/31/2013                 19,997                            18,641
 8/31/2013                 19,526                            18,321
 9/30/2013                 20,945                            19,512
10/31/2013                 21,894                            20,460
11/30/2013                 21,505                            20,161
12/31/2013                 21,279                            19,870
 1/31/2014                 19,881                            18,580
 2/28/2014                 20,597                            19,195
 3/31/2014                 21,331                            19,784
 4/30/2014                 21,484                            19,850
 5/31/2014                 22,183                            20,543
 6/30/2014                 22,751                            21,089
 7/31/2014                 22,956                            21,497
 8/31/2014                 23,607                            21,981
 9/30/2014                 22,004                            20,352
10/31/2014                 22,108                            20,592
11/30/2014                 21,918                            20,374
12/31/2014                 21,013                            19,435
 1/31/2015                 21,170                            19,552
 2/28/2015                 21,796                            20,157
 3/31/2015                 21,326                            19,870
 4/30/2015                 22,752                            21,399
 5/31/2015                 21,917                            20,542
 6/30/2015                 21,297                            20,008
 7/31/2015                 19,882                            18,621
 8/31/2015                 18,117                            16,937
 9/30/2015                 17,717                            16,428
10/31/2015                 18,776                            17,599
11/30/2015                 18,176                            16,913
12/31/2015                 17,757                            16,536
 1/31/2016                 16,906                            15,463
 2/29/2016                 16,888                            15,438
 3/31/2016                 19,106                            17,481
 4/30/2016                 19,320                            17,576
 5/31/2016                 18,502                            16,920
 6/30/2016                 19,517                            17,596
 7/31/2016                 20,646                            18,482
 8/31/2016                 20,843                            18,941
 9/30/2016                 21,139                            19,185
10/31/2016                 21,193                            19,230
11/30/2016                 20,040                            18,345
12/31/2016                 20,098                            18,386
 1/31/2017                 21,347                            19,392
 2/28/2017                 22,144                            19,985
 3/31/2017                 22,895                            20,490
 4/30/2017                 23,311                            20,939
 5/31/2017                 23,819                            21,558
 6/30/2017                 24,053                            21,775
 7/31/2017                 25,292                            23,073
 8/31/2017                 25,893                            23,587
 9/30/2017                 25,709                            23,493
10/31/2017                 26,500                            24,317
11/30/2017                 26,665                            24,366
12/31/2017                 27,595                            25,240
 1/31/2018                 29,594                            27,344
 2/28/2018                 28,261                            26,083
 3/31/2018                 28,094                            25,598
 4/30/2018                 27,706                            25,485
 5/31/2018                 26,743                            24,582
 6/30/2018                 25,392                            23,560
 7/31/2018                 26,154                            24,078
 8/31/2018                 25,504                            23,427
 9/30/2018                 25,107                            23,303                Past performance is not predictive of
10/31/2018                 23,003                            21,273                future performance.
                                                                                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE           FIVE          TEN                 would pay on fund distributions or the
           TOTAL RETURN            YEAR          YEARS        YEARS                redemption of fund shares.
           ----------------------------------------------------------------        MSCI data copyright MSCI 2018, all
                                  -13.19%        0.99%        8.69%                rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SOCIAL FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX
APRIL 5, 2016-OCTOBER 31, 2018

                                     [CHART]

                     DFA Social Fixed              Bloomberg Barclays
                     Income Portfolio           U.S. Aggregate Bond Index
                    ------------------         ---------------------------
  4/05/2016             $10,000                         $10,000
  4/30/2016               9,973                          10,010
  5/31/2016               9,955                          10,012
  6/30/2016              10,148                          10,192
  7/31/2016              10,196                          10,257
  8/31/2016              10,142                          10,245
  9/30/2016              10,159                          10,239
 10/31/2016              10,075                          10,161
 11/30/2016               9,809                           9,920
 12/31/2016               9,812                           9,934
  1/31/2017               9,853                           9,954
  2/28/2017               9,917                          10,021
  3/31/2017               9,925                          10,015
  4/30/2017              10,010                          10,093
  5/31/2017              10,088                          10,170
  6/30/2017              10,065                          10,160
  7/31/2017              10,122                          10,204
  8/31/2017              10,222                          10,295
  9/30/2017              10,140                          10,246
 10/31/2017              10,148                          10,252
 11/30/2017              10,121                          10,239
 12/31/2017              10,140                          10,286
  1/31/2018               9,998                          10,168
  2/28/2018               9,914                          10,071
  3/31/2018               9,966                          10,136
  4/30/2018               9,871                          10,061
  5/31/2018               9,932                          10,132
  6/30/2018               9,925                          10,120
  7/31/2018               9,938                          10,122
  8/31/2018              10,011                          10,187
  9/30/2018               9,944                          10,122               Past performance is not predictive of
 10/31/2018               9,895                          10,042               future performance.
                                                                              The returns shown do not reflect the
                                                                              deduction of taxes that a shareholder
             AVERAGE ANNUAL           ONE             SINCE                   would pay on fund distributions or the
             TOTAL RETURN             YEAR          INCEPTION                 redemption of fund shares.
             --------------------------------------------------------         Bloomberg Barclays data provided by
                                     -2.50%          -0.41%                   Bloomberg Finance L.P.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
MARCH 27, 2018-OCTOBER 31, 2018

                                        [CHART]
                                                  Past performance is not predictive of
                                                  future performance.
                                                  The returns shown do not reflect the
                                                  deduction of taxes that a shareholder
            AVERAGE ANNUAL        SINCE           would pay on fund distributions or the
            TOTAL RETURN        INCEPTION         redemption of fund shares.
            ---------------------------------     MSCI data copyright MSCI 2018, all
                                 -19.13%          rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. At the sector level, the energy sector generally underperformed, while the health care sector generally outperformed.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

         Russell 3000(R) Index.................................. 6.60%
         Russell Microcap(R) Index (micro-cap stocks)........... 1.42%
         Russell 2000(R) Index (small-cap stocks)............... 1.85%
         Russell Midcap(R) Index (mid-cap stocks)............... 2.79%
         Russell 1000(R) Index (large-cap stocks)............... 6.98%
         Dow Jones U.S. Select REIT Index /SM /................. 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... -0.59%
         Russell 2000(R) Growth Index (small-cap growth stocks).  4.13%
         Russell 1000(R) Value Index (large-cap value stocks)...  3.03%
         Russell 1000(R) Growth Index (large-cap growth stocks). 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

   The U.S. Social Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 4.19% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. At the sector level, the portfolio's lesser allocation to the health care sector (due the Portfolio's social screens) had a negative impact on relative performance, as the health care sector generally outperformed.

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

   The U.S. Sustainability Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The Portfolio further adjusts the weights of all eligible companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,100 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 6.68% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. Conversely, the Portfolio's lesser allocation to the energy sector (due to the Portfolio's sustainability screens) contributed positively to relative performance, as the energy sector generally underperformed.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices. At the sector level, the energy and health care sectors generally outperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI World ex USA Index.................         -6.76%
        MSCI World ex USA Mid Cap Index.........         -8.02%
        MSCI World ex USA Small Cap Index.......         -7.75%
        MSCI World ex USA Value Index...........         -7.54%
        MSCI World ex USA Growth Index..........         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                                  LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP               ------------ ----------------------
Japan............................................................     -4.22%            -3.56%
United Kingdom...................................................     -0.91%            -4.65%
France...........................................................     -4.30%            -6.92%
Canada...........................................................     -4.08%            -5.84%
Germany..........................................................    -12.26%           -14.66%
Switzerland......................................................      0.19%            -0.72%
Australia........................................................      2.96%            -4.83%
Hong Kong........................................................     -8.47%            -8.88%
Netherlands......................................................     -7.68%            -9.99%
Spain............................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices. At the sector level, the energy sector generally outperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI Emerging Markets Index.............         -12.52%
        MSCI Emerging Markets Mid Cap Index.....         -11.85%
        MSCI Emerging Markets Small Cap Index...         -17.21%
        MSCI Emerging Markets Value Index.......          -8.27%
        MSCI Emerging Markets Growth Index......         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                                  LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP                        ------------ ----------------------
China............................................................    -16.33%           -16.73%
Korea............................................................    -18.52%           -19.90%
Taiwan...........................................................     -6.62%            -8.98%
India............................................................     -0.01%           -12.42%
Brazil...........................................................     18.95%             4.76%
South Africa.....................................................    -13.80%           -17.45%
Russia...........................................................     22.79%            10.69%
Mexico...........................................................     -9.54%           -14.55%
Thailand.........................................................      4.01%             4.23%
Malaysia.........................................................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

   The International Sustainability Core 1 Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings from operations relative to book value or assets. The Portfolio further adjusts the weights of companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 4,000 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -8.21% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). At the sector level, the Portfolio's lesser allocation to energy (due to the Portfolio's sustainability screens) had a negative impact on relative performance, as the energy sector generally outperformed.

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

   The International Social Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 4,700 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -8.86% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks. At the sector level, the Portfolio's lesser allocation to health care (due to the Portfolio's social screens) had a negative impact on relative performance, as the health care sector generally outperformed.

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

   The Emerging Markets Social Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 4,300 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -13.19% for the Portfolio and -12.52% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). Conversely, the Portfolio's greater emphasis on low relative price (value) stocks and consequent lesser allocation to high relative price (growth) stocks contributed positively to relative performance, as value stocks outperformed growth stocks in emerging markets for the period.

FIXED INCOME MARKET REVIEW                    12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short-term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                                        OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                                        ---------------- ---------------- ------
One-Month Treasury Bill (yield)........................       0.99%            2.20%       1.21%
Ten-Year U.S. Treasury Notes (yield)...................       2.38%            3.15%       0.77%

Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DFA SOCIAL FIXED INCOME PORTFOLIO

   The DFA Social Fixed Income Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio seeks to limit its investment to securities that are consistent with the Portfolio's social issue screens. The average duration of the Portfolio decreased to 5.92 years as of October 31, 2018, from 5.99 years on October 31, 2017. The Portfolio's average sector allocation as of October 31, 2018, was approximately 52% in corporate securities and 48% in government securities.

   For the 12 months ended October 31, 2018, total returns were -2.50% for the Portfolio and -2.05% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio's benchmark. The Portfolio's focus on the intermediate segment of the yield curve detracted from performance relative to the benchmark during a period in which realized term premiums were negative. The Portfolio's lack of exposure to securitized bonds also detracted from relative performance.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices. At the sector level, the energy and health care sectors generally outperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI World ex USA Index.................         -6.76%
        MSCI World ex USA Mid Cap Index.........         -8.02%
        MSCI World ex USA Small Cap Index.......         -7.75%
        MSCI World ex USA Value Index...........         -7.54%
        MSCI World ex USA Growth Index..........         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP          ------------ ----------------------
Japan.......................................................     -4.22%            -3.56%
United Kingdom..............................................     -0.91%            -4.65%
France......................................................     -4.30%            -6.92%
Canada......................................................     -4.08%            -5.84%
Germany.....................................................    -12.26%           -14.66%
Switzerland.................................................      0.19%            -0.72%
Australia...................................................      2.96%            -4.83%
Hong Kong...................................................     -8.47%            -8.88%
Netherlands.................................................     -7.68%            -9.99%
Spain.......................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices. At the sector level, the energy sector generally outperformed.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI Emerging Markets Index.............         -12.52%
        MSCI Emerging Markets Mid Cap Index.....         -11.85%

                MSCI Emerging Markets Small Cap Index... -17.21%
                MSCI Emerging Markets Value Index.......  -8.27%
                MSCI Emerging Markets Growth Index...... -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                             LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP                   ------------ ----------------------
China.......................................................    -16.33%           -16.73%
Korea.......................................................    -18.52%           -19.90%
Taiwan......................................................     -6.62%            -8.98%
India.......................................................     -0.01%           -12.42%
Brazil......................................................     18.95%             4.76%
South Africa................................................    -13.80%           -17.45%
Russia......................................................     22.79%            10.69%
Mexico......................................................     -9.54%           -14.55%
Thailand....................................................      4.01%             4.23%
Malaysia....................................................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

EMERGING MARKETS SUSTAINABILITY CORE 1 EQUITY PORTFOLIO

   The Emerging Markets Sustainability Core 1 Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings from operations relative to book value or assets. The Portfolio further adjusts the weights of companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,900 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the period from the Portfolio's inception on March 27, 2018, through October 31, 2018, total returns were -19.13% for the Portfolio and -17.85% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). At the sector level, the Portfolio's lesser allocation to energy (due to the Portfolio's sustainability screens) had a negative impact on relative performance, as the energy sector generally outperformed.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                       BEGINNING  ENDING              EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                         VALUE    VALUE     EXPENSE    DURING
                                       05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                       --------- --------- ---------- ---------
 U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
 -----------------------------------
 Actual Fund Return................... $1,000.00 $1,000.60    0.28%     $1.41
 Hypothetical 5% Annual Return........ $1,000.00 $1,023.79    0.28%     $1.43

 U.S. SUSTAINABILITY CORE 1 PORTFOLIO
 ------------------------------------
 Actual Fund Return................... $1,000.00 $1,017.60    0.25%     $1.27
 Hypothetical 5% Annual Return........ $1,000.00 $1,023.95    0.25%     $1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                  BEGINNING  ENDING              EXPENSES
                                                   ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                    VALUE    VALUE     EXPENSE    DURING
                                                  05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                  --------- --------- ---------- ---------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
---------------------------------------------
Actual Fund Return............................... $1,000.00 $  891.40    0.34%     $1.62
Hypothetical 5% Annual Return.................... $1,000.00 $1,023.49    0.34%     $1.73

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
------------------------------------------
Actual Fund Return............................... $1,000.00 $  877.10    0.31%     $1.47
Hypothetical 5% Annual Return.................... $1,000.00 $1,023.64    0.31%     $1.58

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
---------------------------------------------
Actual Fund Return............................... $1,000.00 $  830.30    0.52%     $2.40
Hypothetical 5% Annual Return.................... $1,000.00 $1,022.58    0.52%     $2.65

DFA SOCIAL FIXED INCOME PORTFOLIO
---------------------------------
Actual Fund Return............................... $1,000.00 $1,002.50    0.27%     $1.36
Hypothetical 5% Annual Return.................... $1,000.00 $1,023.84    0.27%     $1.38

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
------------------------------------------------
Actual Fund Return............................... $1,000.00 $  820.20    0.65%     $2.98
Hypothetical 5% Annual Return.................... $1,000.00 $1,021.93    0.65%     $3.31

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Communication Services....   9.0%
Consumer Discretionary....  13.0%
Consumer Staples..........   5.0%
Energy....................   7.2%
Financials................  18.7%
Health Care...............   6.8%
Industrials...............  13.6%
Information Technology....  19.1%
Materials.................   5.0%
Real Estate...............   0.4%
Utilities.................   2.2%
                            -----
                           100.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
Communication Services.....   9.9%
Consumer Discretionary.....  13.6%
Consumer Staples...........   5.8%
Energy.....................   2.3%
Financials.................  16.6%
Health Care................  13.9%
Industrials................  13.1%
Information Technology.....  19.9%
Materials..................   3.4%
Real Estate................   0.4%
Utilities..................   1.1%
                             -----
                            100.0%

INTERNATIONAL SUSTAINABILITY CORE 1
          PORTFOLIO
Communication Services....   7.7%
Consumer Discretionary....  14.6%
Consumer Staples..........   7.9%
Energy....................   2.5%
Financials................  18.2%
Health Care...............   8.5%
Industrials...............  19.3%
Information Technology....   6.8%
Materials.................   9.5%
Real Estate...............   2.9%
Utilities.................   2.1%
                            -----
                           100.0%

INTERNATIONAL SOCIAL CORE EQUITY
          PORTFOLIO
Communication Services...   6.5%
Consumer Discretionary...  11.3%
Consumer Staples.........   6.0%
Energy...................   8.6%
Financials...............  20.3%
Health Care..............   2.8%
Industrials..............  18.2%
Information Technology...   6.1%
Materials................  13.6%
Real Estate..............   3.1%
Utilities................   3.5%
                          -----
                          100.0%

EMERGING MARKETS SOCIAL CORE EQUITY
          PORTFOLIO
Communication Services....   8.6%
Consumer Discretionary....   9.6%
Consumer Staples..........   7.1%
Energy....................   6.4%
Financials................  20.0%
Health Care...............   1.8%
Industrials...............   8.5%
Information Technology....  18.8%
Materials.................  11.8%
Real Estate...............   3.7%
Utilities.................   3.7%
                            -----
                           100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

FIXED INCOME PORTFOLIOS

DFA SOCIAL FIXED INCOME PORTFOLIO
Corporate..............  42.1%
Government.............  45.1%
Foreign Corporate......  10.3%
Foreign Government.....   2.3%
Supranational..........   0.2%
                          -----
                        100.0%

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS SUSTAINABILITY CORE 1
          PORTFOLIO
Communication Services......  10.3%
Consumer Discretionary......  11.4%
Consumer Staples............   8.8%
Energy......................   4.0%
Financials..................  19.9%
Health Care.................   3.8%
Industrials.................   9.7%
Information Technology......  18.5%
Materials...................   7.7%
Real Estate.................   3.2%
Utilities...................   2.7%
                               -----
                             100.0%

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS++
                                           ------- ------------ ---------------
COMMON STOCKS -- (91.8%)
COMMUNICATION SERVICES -- (8.3%)
*   Alphabet, Inc., Class A...............   5,334 $  5,817,154       0.5%
*   Alphabet, Inc., Class C...............   5,628    6,060,062       0.5%
    AT&T, Inc............................. 422,515   12,962,760       1.1%
*   Charter Communications, Inc., Class A.  11,928    3,821,373       0.3%
    Comcast Corp., Class A................ 301,091   11,483,611       1.0%
*   Facebook, Inc., Class A...............  58,924    8,944,074       0.8%
    Verizon Communications, Inc........... 204,174   11,656,294       1.0%
    Walt Disney Co. (The).................  69,080    7,932,456       0.7%
    Other Securities......................           39,301,624       3.1%
                                                   ------------      ----
TOTAL COMMUNICATION SERVICES..............          107,979,408       9.0%
                                                   ------------      ----
CONSUMER DISCRETIONARY -- (11.9%)
*   Amazon.com, Inc.......................  11,723   18,733,471       1.6%
    General Motors Co.....................  83,028    3,037,995       0.3%
    Home Depot, Inc. (The)................  31,736    5,581,728       0.5%
    Target Corp...........................  34,285    2,867,255       0.2%
    Other Securities......................          125,398,198      10.3%
                                                   ------------      ----
TOTAL CONSUMER DISCRETIONARY..............          155,618,647      12.9%
                                                   ------------      ----
CONSUMER STAPLES -- (4.6%)
    Coca-Cola Co. (The)................... 109,227    5,229,789       0.4%
    Costco Wholesale Corp.................  12,895    2,948,184       0.3%
    Kroger Co. (The)...................... 100,862    3,001,653       0.3%
    PepsiCo, Inc..........................  37,797    4,247,627       0.4%
    Walmart, Inc..........................  71,755    7,195,591       0.6%
    Other Securities......................           37,234,237       3.0%
                                                   ------------      ----
TOTAL CONSUMER STAPLES....................           59,857,081       5.0%
                                                   ------------      ----
ENERGY -- (6.6%)
    Chevron Corp..........................  52,664    5,879,936       0.5%
    ConocoPhillips........................  55,346    3,868,685       0.3%
    Exxon Mobil Corp...................... 178,039   14,186,148       1.2%
    Marathon Petroleum Corp...............  63,592    4,480,056       0.4%
    Other Securities......................           58,132,998       4.8%
                                                   ------------      ----
TOTAL ENERGY..............................           86,547,823       7.2%
                                                   ------------      ----
FINANCIALS -- (17.2%)
    American Express Co...................  29,565    3,037,212       0.3%
    Bank of America Corp.................. 261,809    7,199,748       0.6%
*   Berkshire Hathaway, Inc., Class B.....  52,810   10,840,837       0.9%
    Citigroup, Inc........................  66,637    4,362,058       0.4%
    Goldman Sachs Group, Inc. (The).......  14,964    3,372,437       0.3%
    JPMorgan Chase & Co................... 148,732   16,214,763       1.4%
    U.S. Bancorp..........................  55,884    2,921,057       0.3%
    Wells Fargo & Co...................... 204,717   10,897,086       0.9%
    Other Securities......................          165,363,738      13.5%
                                                   ------------      ----
TOTAL FINANCIALS..........................          224,208,936      18.6%
                                                   ------------      ----
HEALTH CARE -- (6.2%)
    CVS Health Corp.......................  45,275    3,277,457       0.3%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                           SHARES      VALUE+     OF NET ASSETS++
                                           ------- -------------- ---------------
HEALTH CARE -- (Continued)
*   Express Scripts Holding Co............  36,624 $    3,551,429       0.3%
    Other Securities......................             74,567,643       6.2%
                                                   --------------      ----
TOTAL HEALTH CARE.........................             81,396,529       6.8%
                                                   --------------      ----
INDUSTRIALS -- (12.5%)
    3M Co.................................  15,329      2,916,496       0.3%
    Delta Air Lines, Inc..................  57,970      3,172,698       0.3%
    FedEx Corp............................  15,173      3,343,219       0.3%
    Honeywell International, Inc..........  22,774      3,298,131       0.3%
    Union Pacific Corp....................  27,366      4,001,457       0.3%
    United Technologies Corp..............  38,470      4,778,359       0.4%
    Other Securities......................            141,582,880      11.6%
                                                   --------------      ----
TOTAL INDUSTRIALS.........................            163,093,240      13.5%
                                                   --------------      ----
INFORMATION TECHNOLOGY -- (17.6%)
    Apple, Inc............................ 174,443     38,178,595       3.2%
    Broadcom, Inc.........................  18,103      4,045,839       0.3%
    Cisco Systems, Inc.................... 183,121      8,377,786       0.7%
    Intel Corp............................ 267,979     12,562,855       1.1%
    International Business Machines Corp..  32,388      3,738,547       0.3%
    Mastercard, Inc., Class A.............  25,651      5,070,433       0.4%
*   Micron Technology, Inc................  79,107      2,983,916       0.3%
    Microsoft Corp........................ 201,479     21,519,972       1.8%
    NVIDIA Corp...........................  15,811      3,333,433       0.3%
    Oracle Corp...........................  97,250      4,749,690       0.4%
    Texas Instruments, Inc................  32,576      3,024,030       0.3%
#   Visa, Inc., Class A...................  49,398      6,809,514       0.6%
    Other Securities......................            115,263,228       9.4%
                                                   --------------      ----
TOTAL INFORMATION TECHNOLOGY..............            229,657,838      19.1%
                                                   --------------      ----
MATERIALS -- (4.6%)
    DowDuPont, Inc........................  68,978      3,719,294       0.3%
    Other Securities......................             56,012,817       4.6%
                                                   --------------      ----
TOTAL MATERIALS...........................             59,732,111       4.9%
                                                   --------------      ----
REAL ESTATE -- (0.3%)
    Other Securities......................              4,609,969       0.4%
                                                   --------------      ----
UTILITIES -- (2.0%)
    Other Securities......................             26,428,746       2.2%
                                                   --------------      ----
TOTAL COMMON STOCKS.......................          1,199,130,328      99.6%
                                                   --------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security........................                 25,072       0.0%
                                                   --------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities......................                  5,982       0.0%
                                                   --------------      ----
TOTAL INVESTMENT SECURITIES...............          1,199,161,382
                                                   --------------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                          SHARES       VALUE+     OF NET ASSETS++
                                                        ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
   State Street Institutional U.S. Government Money
     Market Fund, 2.090%............................... 10,183,027 $   10,183,027        0.9%
                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (7.4%)
@(S) DFA Short Term Investment Fund....................  8,350,296     96,612,919        8.0%
                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%) (Cost $1,017,631,962)                  $1,305,957,328      108.5%
                                                                   ==============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -------------------------------------------------
                                                           LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                                        -------------- ----------- ------- --------------
Common Stocks
   Communication Services.............................. $  107,979,408          --   --    $  107,979,408
   Consumer Discretionary..............................    155,618,647          --   --       155,618,647
   Consumer Staples....................................     59,857,081          --   --        59,857,081
   Energy..............................................     86,547,823          --   --        86,547,823
   Financials..........................................    224,207,153 $     1,783   --       224,208,936
   Health Care.........................................     81,396,529          --   --        81,396,529
   Industrials.........................................    163,093,240          --   --       163,093,240
   Information Technology..............................    229,657,838          --   --       229,657,838
   Materials...........................................     59,724,538       7,573   --        59,732,111
   Real Estate.........................................      4,609,969          --   --         4,609,969
   Utilities...........................................     26,428,746          --   --        26,428,746
Preferred Stocks
   Consumer Discretionary..............................         25,072          --   --            25,072
Rights/Warrants
   Consumer Discretionary..............................             --       1,364   --             1,364
   Information Technology..............................          4,618          --   --             4,618
Temporary Cash Investments.............................     10,183,027          --   --        10,183,027
Securities Lending Collateral..........................             --  96,612,919   --        96,612,919
                                                        -------------- -----------   --    --------------
TOTAL.................................................. $1,209,333,689 $96,623,639   --    $1,305,957,328
                                                        ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                               PERCENTAGE
                                        SHARES     VALUE+    OF NET ASSETS++
                                        ------- ------------ ---------------
   COMMON STOCKS -- (93.9%)
   COMMUNICATION SERVICES -- (9.3%)
   *   Alphabet, Inc., Class A.........  11,206 $ 12,221,039       0.8%
   *   Alphabet, Inc., Class C.........  11,823   12,730,652       0.8%
       AT&T, Inc....................... 327,546   10,049,111       0.6%
       Comcast Corp., Class A.......... 371,985   14,187,508       0.9%
   *   Facebook, Inc., Class A......... 107,308   16,288,281       1.0%
   *   Netflix, Inc....................  17,398    5,250,368       0.3%
       Verizon Communications, Inc..... 336,629   19,218,150       1.2%
       Walt Disney Co. (The)........... 107,801   12,378,789       0.8%
       Other Securities................           60,966,383       3.5%
                                                ------------      ----
   TOTAL COMMUNICATION SERVICES........          163,290,281       9.9%
                                                ------------      ----
   CONSUMER DISCRETIONARY -- (12.8%)
   *   Amazon.com, Inc.................  31,924   51,014,871       3.1%
   *   Booking Holdings, Inc...........   2,785    5,220,705       0.3%
       Home Depot, Inc. (The)..........  76,854   13,517,082       0.8%
       Lowe's Cos., Inc................  53,651    5,108,648       0.3%
       NIKE, Inc., Class B............. 112,680    8,455,507       0.5%
       Other Securities................          141,886,811       8.6%
                                                ------------      ----
   TOTAL CONSUMER DISCRETIONARY........          225,203,624      13.6%
                                                ------------      ----
   CONSUMER STAPLES -- (5.4%)
       Coca-Cola Co. (The)............. 104,274    4,992,639       0.3%
       Costco Wholesale Corp...........  39,338    8,993,847       0.6%
       PepsiCo, Inc....................  71,885    8,078,436       0.5%
       Procter & Gamble Co. (The)...... 104,774    9,291,358       0.6%
       Walmart, Inc.................... 112,511   11,282,603       0.7%
       Other Securities................           53,076,052       3.1%
                                                ------------      ----
   TOTAL CONSUMER STAPLES..............           95,714,935       5.8%
                                                ------------      ----
   ENERGY -- (2.2%)
       Other Securities................           38,536,976       2.3%
                                                ------------      ----
   FINANCIALS -- (15.6%)
       American Express Co.............  47,266    4,855,636       0.3%
       Bank of America Corp............ 304,102    8,362,805       0.5%
       Citigroup, Inc.................. 104,729    6,855,560       0.4%
       Discover Financial Services.....  68,459    4,769,539       0.3%
       Goldman Sachs Group, Inc. (The).  23,314    5,254,276       0.3%
       JPMorgan Chase & Co............. 187,561   20,447,900       1.2%
       Wells Fargo & Co................ 152,360    8,110,123       0.5%
       Other Securities................          214,823,234      13.0%
                                                ------------      ----
   TOTAL FINANCIALS....................          273,479,073      16.5%
                                                ------------      ----
   HEALTH CARE -- (13.1%)
       AbbVie, Inc.....................  95,811    7,458,886       0.5%
       Amgen, Inc......................  46,780    9,018,716       0.6%
       Anthem, Inc.....................  19,211    5,293,975       0.3%
       Cigna Corp......................  22,759    4,866,102       0.3%
       CVS Health Corp.................  78,257    5,665,024       0.4%
   *   Express Scripts Holding Co......  58,499    5,672,648       0.4%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES       VALUE+     OF NET ASSETS++
                                                                   --------- -------------- ---------------
HEALTH CARE -- (Continued)
    Gilead Sciences, Inc..........................................    97,134 $    6,622,596       0.4%
    Johnson & Johnson.............................................   149,068     20,868,029       1.3%
    Medtronic P.L.C...............................................    56,094      5,038,363       0.3%
    Merck & Co., Inc..............................................    70,155      5,164,110       0.3%
    Pfizer, Inc...................................................   212,308      9,141,982       0.6%
    UnitedHealth Group, Inc.......................................    69,364     18,128,281       1.1%
    Other Securities..............................................              126,622,279       7.4%
                                                                             --------------      ----
TOTAL HEALTH CARE.................................................              229,560,991      13.9%
                                                                             --------------      ----
INDUSTRIALS -- (12.3%)
    Honeywell International, Inc..................................    37,576      5,441,756       0.3%
    United Technologies Corp......................................    47,544      5,905,440       0.4%
    Other Securities..............................................              204,195,480      12.3%
                                                                             --------------      ----
TOTAL INDUSTRIALS.................................................              215,542,676      13.0%
                                                                             --------------      ----
INFORMATION TECHNOLOGY -- (18.7%)
    Accenture P.L.C., Class A.....................................    53,494      8,431,724       0.5%
*   Adobe, Inc....................................................    22,334      5,488,804       0.3%
    Apple, Inc....................................................   320,172     70,072,844       4.2%
    Cisco Systems, Inc............................................   218,772     10,008,819       0.6%
    Intel Corp....................................................   210,144      9,851,551       0.6%
    International Business Machines Corp..........................    59,958      6,920,952       0.4%
    Mastercard, Inc., Class A.....................................    73,222     14,473,793       0.9%
    Microsoft Corp................................................   293,979     31,399,897       1.9%
    NVIDIA Corp...................................................    38,814      8,183,156       0.5%
    Oracle Corp...................................................   140,999      6,886,391       0.4%
#   Visa, Inc., Class A...........................................   117,212     16,157,674       1.0%
    Other Securities..............................................              140,816,970       8.5%
                                                                             --------------      ----
TOTAL INFORMATION TECHNOLOGY......................................              328,692,575      19.8%
                                                                             --------------      ----
MATERIALS -- (3.2%)
    Other Securities..............................................               56,846,345       3.4%
                                                                             --------------      ----
REAL ESTATE -- (0.3%)
    Other Securities..............................................                5,706,195       0.4%
                                                                             --------------      ----
UTILITIES -- (1.0%)
    Other Securities..............................................               18,468,179       1.1%
                                                                             --------------      ----
TOTAL COMMON STOCKS...............................................            1,651,041,850      99.7%
                                                                             --------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Security................................................                      766       0.0%
                                                                             --------------      ----
TOTAL INVESTMENT SECURITIES.......................................            1,651,042,616
                                                                             --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
    State Street Institutional U.S. Government Money Market Fund,
      2.090%...................................................... 4,581,886      4,581,886       0.3%
                                                                             --------------      ----

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS++
                                         --------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (5.8%)
@(S) DFA Short Term Investment Fund..... 8,797,440 $  101,786,387        6.1%
                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,391,991,406).................           $1,757,410,889      106.1%
                                                   ==============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        --------------------------------------------------
                                                           LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                                        -------------- ------------ ------- --------------
Common Stocks
   Communication Services.............................. $  163,290,281           --   --    $  163,290,281
   Consumer Discretionary..............................    225,203,624           --   --       225,203,624
   Consumer Staples....................................     95,714,935           --   --        95,714,935
   Energy..............................................     38,536,976           --   --        38,536,976
   Financials..........................................    273,477,793 $      1,280   --       273,479,073
   Health Care.........................................    229,560,991           --   --       229,560,991
   Industrials.........................................    215,542,676           --   --       215,542,676
   Information Technology..............................    328,692,575           --   --       328,692,575
   Materials...........................................     56,839,077        7,268   --        56,846,345
   Real Estate.........................................      5,706,195           --   --         5,706,195
   Utilities...........................................     18,468,179           --   --        18,468,179
Rights/Warrants
   Consumer Discretionary..............................             --          766   --               766
Temporary Cash Investments.............................      4,581,886           --   --         4,581,886
Securities Lending Collateral..........................             --  101,786,387   --       101,786,387
                                                        -------------- ------------   --    --------------
TOTAL.................................................. $1,655,615,188 $101,795,701   --    $1,757,410,889
                                                        ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                  PERCENTAGE
                                                            SHARES    VALUE>>   OF NET ASSETS++
                                                            ------- ----------- ---------------
COMMON STOCKS -- (94.7%)
AUSTRALIA -- (4.8%)
#   Commonwealth Bank of Australia.........................  59,276 $ 2,914,650       0.3%
#   National Australia Bank, Ltd........................... 134,951   2,416,908       0.3%
#   Westpac Banking Corp................................... 150,751   2,863,625       0.3%
    Other Securities.......................................          38,417,771       4.1%
                                                                    -----------       ---
TOTAL AUSTRALIA............................................          46,612,954       5.0%
                                                                    -----------       ---
AUSTRIA -- (0.4%)
    Other Securities.......................................           3,596,195       0.4%
                                                                    -----------       ---
BELGIUM -- (0.9%)
    Other Securities.......................................           8,843,694       1.0%
                                                                    -----------       ---
CANADA -- (7.6%)
#   Bank of Nova Scotia (The)..............................  55,727   2,990,704       0.3%
    Barrick Gold Corp...................................... 186,916   2,345,796       0.3%
    National Bank of Canada................................  57,680   2,618,373       0.3%
    Royal Bank of Canada...................................  31,679   2,308,215       0.3%
    Royal Bank of Canada...................................  36,504   2,658,951       0.3%
    Other Securities.......................................          60,180,930       6.3%
                                                                    -----------       ---
TOTAL CANADA...............................................          73,102,969       7.8%
                                                                    -----------       ---
DENMARK -- (2.2%)
    Novo Nordisk A.S., Class B............................. 127,278   5,496,698       0.6%
    Vestas Wind Systems A.S................................  45,484   2,852,319       0.3%
    Other Securities.......................................          13,011,394       1.4%
                                                                    -----------       ---
TOTAL DENMARK..............................................          21,360,411       2.3%
                                                                    -----------       ---
FINLAND -- (1.5%)
    Other Securities.......................................          14,838,913       1.6%
                                                                    -----------       ---
FRANCE -- (8.9%)
    Airbus SE..............................................  33,433   3,694,822       0.4%
    AXA SA.................................................  94,451   2,363,794       0.3%
    L'Oreal SA.............................................  17,797   4,009,775       0.4%
    LVMH Moet Hennessy Louis Vuitton SE....................  15,812   4,797,447       0.5%
    Orange SA.............................................. 164,531   2,568,057       0.3%
    Peugeot SA............................................. 163,553   3,887,783       0.4%
    Sanofi.................................................  30,040   2,684,392       0.3%
#   Vinci SA...............................................  27,356   2,434,668       0.3%
    Other Securities.......................................          59,962,685       6.4%
                                                                    -----------       ---
TOTAL FRANCE...............................................          86,403,423       9.3%
                                                                    -----------       ---
GERMANY -- (7.6%)
    Adidas AG..............................................  14,469   3,402,587       0.4%
    Allianz SE.............................................  15,292   3,185,627       0.4%
    BASF SE................................................  69,781   5,354,890       0.6%
    Bayerische Motoren Werke AG............................  36,996   3,185,755       0.4%
    Daimler AG.............................................  84,354   4,996,844       0.5%
    Deutsche Telekom AG.................................... 156,037   2,559,268       0.3%
    Siemens AG.............................................  21,724   2,497,105       0.3%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                            SHARES    VALUE>>    OF NET ASSETS++
                                                            ------- ------------ ---------------
GERMANY -- (Continued)
    Other Securities.......................................         $ 48,300,020       5.0%
                                                                    ------------      ----
TOTAL GERMANY..............................................           73,482,096       7.9%
                                                                    ------------      ----
HONG KONG -- (2.0%)
    AIA Group, Ltd......................................... 662,400    5,038,905       0.6%
    Other Securities.......................................           14,519,502       1.5%
                                                                    ------------      ----
TOTAL HONG KONG............................................           19,558,407       2.1%
                                                                    ------------      ----
IRELAND -- (0.5%)
    Other Securities.......................................            4,891,260       0.5%
                                                                    ------------      ----
ISRAEL -- (0.5%)
    Other Securities.......................................            4,641,828       0.5%
                                                                    ------------      ----
ITALY -- (2.4%)
    Other Securities.......................................           23,635,169       2.5%
                                                                    ------------      ----
JAPAN -- (23.6%)
    KDDI Corp.............................................. 102,300    2,475,643       0.3%
    Mitsubishi UFJ Financial Group, Inc.................... 451,600    2,733,304       0.3%
    SoftBank Group Corp....................................  55,684    4,406,797       0.5%
    Sony Corp..............................................  72,200    3,907,228       0.4%
    Toyota Motor Corp...................................... 110,819    6,491,880       0.7%
    Other Securities.......................................          208,126,415      22.3%
                                                                    ------------      ----
TOTAL JAPAN................................................          228,141,267      24.5%
                                                                    ------------      ----
NETHERLANDS -- (3.4%)
#   ASML Holding NV........................................  16,784    2,892,890       0.3%
    Koninklijke KPN NV..................................... 952,536    2,513,291       0.3%
#   Unilever NV............................................  68,365    3,676,670       0.4%
    Other Securities.......................................           23,970,924       2.5%
                                                                    ------------      ----
TOTAL NETHERLANDS..........................................           33,053,775       3.5%
                                                                    ------------      ----
NEW ZEALAND -- (0.4%)
    Other Securities.......................................            3,727,285       0.4%
                                                                    ------------      ----
NORWAY -- (0.8%)
    Other Securities.......................................            7,812,733       0.8%
                                                                    ------------      ----
PORTUGAL -- (0.1%)
    Other Securities.......................................            1,137,628       0.1%
                                                                    ------------      ----
SINGAPORE -- (0.8%)
    Other Securities.......................................            8,034,871       0.9%
                                                                    ------------      ----
SPAIN -- (2.3%)
    Amadeus IT Group SA....................................  33,578    2,703,854       0.3%
    Banco Santander SA..................................... 556,249    2,646,609       0.3%
    Other Securities.......................................           16,770,323       1.8%
                                                                    ------------      ----
TOTAL SPAIN................................................           22,120,786       2.4%
                                                                    ------------      ----

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                               SHARES     VALUE>>    OF NET ASSETS++
                                                              --------- ------------ ---------------
SWEDEN -- (3.2%)
      Other Securities.......................................           $ 31,267,696            3.4%
                                                                        ------------          ------
SWITZERLAND -- (6.8%)
      Novartis AG, Sponsored ADR.............................    57,446    5,024,227            0.6%
      Roche Holding AG.......................................    42,740   10,401,309            1.1%
      Swisscom AG............................................     7,646    3,500,963            0.4%
      Zurich Insurance Group AG..............................    10,000    3,104,811            0.3%
      Other Securities.......................................             43,640,653            4.6%
                                                                        ------------          ------
TOTAL SWITZERLAND............................................             65,671,963            7.0%
                                                                        ------------          ------
UNITED KINGDOM -- (14.0%)
#     AstraZeneca P.L.C., Sponsored ADR......................    89,628    3,475,774            0.4%
      Compass Group P.L.C....................................   137,424    2,702,960            0.3%
      Diageo P.L.C., Sponsored ADR...........................    25,396    3,508,711            0.4%
      HSBC Holdings P.L.C., Sponsored ADR....................    76,891    3,159,451            0.3%
      Legal & General Group P.L.C............................   980,568    3,146,522            0.3%
      Lloyds Banking Group P.L.C............................. 4,105,131    2,995,673            0.3%
      Reckitt Benckiser Group P.L.C..........................    28,486    2,303,494            0.3%
      Unilever P.L.C., Sponsored ADR.........................    47,793    2,532,073            0.3%
      Other Securities.......................................            111,542,565           11.9%
                                                                        ------------          ------
TOTAL UNITED KINGDOM.........................................            135,367,223           14.5%
                                                                        ------------          ------
UNITED STATES -- (0.0%)
      Other Security.........................................                 62,087            0.0%
                                                                        ------------          ------
TOTAL COMMON STOCKS..........................................            917,364,633           98.4%
                                                                        ------------          ------
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
      Other Securities.......................................              3,604,007            0.4%
                                                                        ------------          ------
UNITED KINGDOM -- (0.0%)
      Other Securities.......................................                  7,826            0.0%
                                                                        ------------          ------
TOTAL PREFERRED STOCKS.......................................              3,611,833            0.4%
                                                                        ------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                 27,678            0.0%
                                                                        ------------          ------
TOTAL INVESTMENT SECURITIES..................................            921,004,144
                                                                        ------------

                                                                          VALUE+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (4.9%)
@(S)  DFA Short Term Investment Fund......................... 4,091,478   47,338,400            5.1%
                                                                        ------------          ------
TOTAL INVESTMENTS--(100.0%)
    (Cost $928,893,204)......................................           $968,342,544          103.9%
                                                                        ============          ======

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------
                                  LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                ------------ ------------ ------- ------------
 Common Stocks
    Australia.................. $    795,646 $ 45,817,308   --    $ 46,612,954
    Austria....................           --    3,596,195   --       3,596,195
    Belgium....................      153,767    8,689,927   --       8,843,694
    Canada.....................   73,102,969           --   --      73,102,969
    Denmark....................      633,235   20,727,176   --      21,360,411
    Finland....................           --   14,838,913   --      14,838,913
    France.....................      289,578   86,113,845   --      86,403,423
    Germany....................    2,690,631   70,791,465   --      73,482,096
    Hong Kong..................       31,496   19,526,911   --      19,558,407
    Ireland....................      328,920    4,562,340   --       4,891,260
    Israel.....................      731,191    3,910,637   --       4,641,828
    Italy......................    1,546,492   22,088,677   --      23,635,169
    Japan......................    4,357,924  223,783,343   --     228,141,267
    Netherlands................    8,182,874   24,870,901   --      33,053,775
    New Zealand................       62,664    3,664,621   --       3,727,285
    Norway.....................       15,211    7,797,522   --       7,812,733
    Portugal...................           --    1,137,628   --       1,137,628
    Singapore..................           --    8,034,871   --       8,034,871
    Spain......................      804,339   21,316,447   --      22,120,786
    Sweden.....................      597,018   30,670,678   --      31,267,696
    Switzerland................    7,482,718   58,189,245   --      65,671,963
    United Kingdom.............   22,649,900  112,717,323   --     135,367,223
    United States..............       62,087           --   --          62,087
 Preferred Stocks
    Germany....................           --    3,604,007   --       3,604,007
    United Kingdom.............           --        7,826   --           7,826
 Rights/Warrants
    Canada.....................           --          670   --             670
    Spain......................           --       24,890   --          24,890
    Sweden.....................           --        2,118   --           2,118
 Securities Lending Collateral.           --   47,338,400   --      47,338,400
                                ------------ ------------   --    ------------
 TOTAL......................... $124,518,660 $843,823,884   --    $968,342,544
                                ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                   PERCENTAGE
                                                            SHARES    VALUE>>    OF NET ASSETS++
                                                            ------- ------------ ---------------
COMMON STOCKS -- (94.3%)
AUSTRALIA -- (6.2%)
#   Australia & New Zealand Banking Group, Ltd............. 148,688 $  2,736,849       0.3%
    BHP Billiton, Ltd...................................... 207,542    4,788,751       0.5%
#   Commonwealth Bank of Australia.........................  68,708    3,378,430       0.3%
#   National Australia Bank, Ltd........................... 149,402    2,675,718       0.3%
    Rio Tinto, Ltd.........................................  38,586    2,099,553       0.2%
#   Westpac Banking Corp................................... 152,783    2,902,224       0.3%
    Other Securities.......................................           50,049,685       4.6%
                                                                    ------------      ----
TOTAL AUSTRALIA............................................           68,631,210       6.5%
                                                                    ------------      ----
AUSTRIA -- (0.6%)
    Other Securities.......................................            6,175,021       0.6%
                                                                    ------------      ----
BELGIUM -- (1.0%)
    Other Securities.......................................           11,314,237       1.1%
                                                                    ------------      ----
CANADA -- (9.8%)
    Bank of Nova Scotia (The)..............................  41,214    2,213,604       0.2%
    Canadian Natural Resources, Ltd........................ 110,693    3,024,133       0.3%
    Royal Bank of Canada...................................  28,944    2,108,281       0.2%
    Suncor Energy, Inc..................................... 114,850    3,825,653       0.4%
    Other Securities.......................................           97,719,586       9.2%
                                                                    ------------      ----
TOTAL CANADA...............................................          108,891,257      10.3%
                                                                    ------------      ----
DENMARK -- (1.3%)
    Other Securities.......................................           14,789,387       1.4%
                                                                    ------------      ----
FINLAND -- (1.4%)
    UPM-Kymmene Oyj........................................  72,535    2,331,908       0.2%
    Other Securities.......................................           13,708,372       1.3%
                                                                    ------------      ----
TOTAL FINLAND..............................................           16,040,280       1.5%
                                                                    ------------      ----
FRANCE -- (7.5%)
    BNP Paribas SA.........................................  50,478    2,630,613       0.3%
    Cie Generale des Etablissements Michelin SCA...........  22,486    2,301,994       0.2%
    LVMH Moet Hennessy Louis Vuitton SE....................   6,982    2,118,377       0.2%
    Peugeot SA............................................. 147,891    3,515,485       0.3%
    SES SA.................................................  98,369    2,111,233       0.2%
#   Total SA............................................... 132,343    7,765,282       0.7%
    Other Securities.......................................           63,135,999       6.0%
                                                                    ------------      ----
TOTAL FRANCE...............................................           83,578,983       7.9%
                                                                    ------------      ----
GERMANY -- (6.0%)
    Allianz SE.............................................  19,578    4,078,486       0.4%
    BASF SE................................................  73,564    5,645,192       0.5%
    Deutsche Telekom AG.................................... 330,061    5,413,554       0.5%
    Other Securities.......................................           51,375,470       4.9%
                                                                    ------------      ----
TOTAL GERMANY..............................................           66,512,702       6.3%
                                                                    ------------      ----
HONG KONG -- (2.5%)
    AIA Group, Ltd......................................... 403,400    3,068,681       0.3%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                            SHARES    VALUE>>    OF NET ASSETS++
                                                            ------- ------------ ---------------
HONG KONG -- (Continued)
    Other Securities.......................................         $ 25,194,428       2.4%
                                                                    ------------      ----
TOTAL HONG KONG............................................           28,263,109       2.7%
                                                                    ------------      ----
IRELAND -- (0.7%)
    Other Securities.......................................            7,593,787       0.7%
                                                                    ------------      ----
ISRAEL -- (0.8%)
    Other Securities.......................................            8,411,850       0.8%
                                                                    ------------      ----
ITALY -- (2.8%)
    Enel SpA............................................... 507,792    2,489,737       0.2%
    Eni SpA................................................ 187,666    3,332,901       0.3%
    Other Securities.......................................           25,148,141       2.4%
                                                                    ------------      ----
TOTAL ITALY................................................           30,970,779       2.9%
                                                                    ------------      ----
JAPAN -- (22.7%)
    Honda Motor Co., Ltd................................... 100,600    2,871,680       0.3%
    JXTG Holdings, Inc..................................... 376,650    2,545,017       0.3%
    Mitsubishi UFJ Financial Group, Inc.................... 507,700    3,072,848       0.3%
    ORIX Corp.............................................. 153,300    2,497,409       0.3%
    Seven & I Holdings Co., Ltd............................  50,200    2,173,659       0.2%
    SoftBank Group Corp....................................  47,300    3,743,265       0.4%
    Sumitomo Mitsui Financial Group, Inc...................  57,500    2,238,768       0.2%
    Other Securities.......................................          233,077,096      21.8%
                                                                    ------------      ----
TOTAL JAPAN................................................          252,219,742      23.8%
                                                                    ------------      ----
NETHERLANDS -- (2.9%)
    Koninklijke Ahold Delhaize NV..........................  98,064    2,244,729       0.2%
    Other Securities.......................................           29,805,346       2.8%
                                                                    ------------      ----
TOTAL NETHERLANDS..........................................           32,050,075       3.0%
                                                                    ------------      ----
NEW ZEALAND -- (0.5%)
    Other Securities.......................................            5,519,447       0.5%
                                                                    ------------      ----
NORWAY -- (1.2%)
    Equinor ASA............................................  84,595    2,188,158       0.2%
    Other Securities.......................................           11,633,450       1.1%
                                                                    ------------      ----
TOTAL NORWAY...............................................           13,821,608       1.3%
                                                                    ------------      ----
PORTUGAL -- (0.3%)
    Other Securities.......................................            3,129,524       0.3%
                                                                    ------------      ----
SINGAPORE -- (1.1%)
    Other Securities.......................................           12,707,022       1.2%
                                                                    ------------      ----
SOUTH AFRICA -- (0.0%)
    Other Securities.......................................              544,375       0.1%
                                                                    ------------      ----
SPAIN -- (2.4%)
    Banco Santander SA..................................... 581,640    2,767,416       0.3%
    Iberdrola S.A.......................................... 347,228    2,456,920       0.2%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                               SHARES      VALUE>>     OF NET ASSETS++
                                                              --------- -------------- ---------------
SPAIN -- (Continued)
      Other Securities.......................................           $   21,316,579        2.0%
                                                                        --------------      -----
TOTAL SPAIN..................................................               26,540,915        2.5%
                                                                        --------------      -----
SWEDEN -- (2.4%)
      Other Securities.......................................               27,165,760        2.6%
                                                                        --------------      -----
SWITZERLAND -- (4.4%)
      ABB, Ltd...............................................   150,912      3,036,582        0.3%
      Zurich Insurance Group AG..............................     9,063      2,813,890        0.3%
      Other Securities.......................................               42,819,893        4.0%
                                                                        --------------      -----
TOTAL SWITZERLAND............................................               48,670,365        4.6%
                                                                        --------------      -----
UNITED KINGDOM -- (15.7%)
      Anglo American P.L.C...................................   205,936      4,395,370        0.4%
      BP P.L.C...............................................   410,827      2,967,699        0.3%
      BP P.L.C., Sponsored ADR...............................   155,359      6,737,915        0.6%
      BT Group P.L.C......................................... 1,012,979      3,101,747        0.3%
      Glencore P.L.C......................................... 1,027,988      4,183,561        0.4%
      HSBC Holdings P.L.C., Sponsored ADR....................   171,658      7,053,427        0.7%
      Lloyds Banking Group P.L.C............................. 3,646,325      2,660,864        0.3%
      Rio Tinto P.L.C., Sponsored ADR........................    67,897      3,346,643        0.3%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......    54,599      3,450,111        0.3%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......    64,621      4,246,246        0.4%
      Tesco P.L.C............................................   775,122      2,110,985        0.2%
      Vodafone Group P.L.C................................... 1,288,510      2,423,092        0.2%
      Other Securities.......................................              128,348,793       12.1%
                                                                        --------------      -----
TOTAL UNITED KINGDOM.........................................              175,026,453       16.5%
                                                                        --------------      -----
UNITED STATES -- (0.1%)
      Other Securities.......................................                1,117,806        0.1%
                                                                        --------------      -----
TOTAL COMMON STOCKS..........................................            1,049,685,694       99.2%
                                                                        --------------      -----
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Other Securities.......................................                1,845,188        0.2%
                                                                        --------------      -----
UNITED KINGDOM -- (0.0%)
      Other Securities.......................................                    8,938        0.0%
                                                                        --------------      -----
TOTAL PREFERRED STOCKS.......................................                1,854,126        0.2%
                                                                        --------------      -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                   41,013        0.0%
                                                                        --------------      -----
TOTAL INVESTMENT SECURITIES..................................            1,051,580,833
                                                                        --------------

                                                                           VALUE+
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (5.5%)
@(S)  DFA Short Term Investment Fund......................... 5,322,036     61,575,954        5.8%
                                                                        --------------      -----
TOTAL INVESTMENTS--(100.0%)
    (Cost $1,119,040,619)....................................           $1,113,156,787      105.2%
                                                                        ==============      =====

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ------------------------------------------------
                                                          LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                                        ------------ ------------ ------- --------------
Common Stocks
   Australia........................................... $    474,765 $ 68,156,445   --    $   68,631,210
   Austria.............................................           --    6,175,021   --         6,175,021
   Belgium.............................................      190,183   11,124,054   --        11,314,237
   Canada..............................................  108,891,257           --   --       108,891,257
   Denmark.............................................           --   14,789,387   --        14,789,387
   Finland.............................................           --   16,040,280   --        16,040,280
   France..............................................      157,290   83,421,693   --        83,578,983
   Germany.............................................    1,473,483   65,039,219   --        66,512,702
   Hong Kong...........................................       17,848   28,245,261   --        28,263,109
   Ireland.............................................    1,741,147    5,852,640   --         7,593,787
   Israel..............................................      458,417    7,953,433   --         8,411,850
   Italy...............................................    1,259,048   29,711,731   --        30,970,779
   Japan...............................................      377,851  251,841,891   --       252,219,742
   Netherlands.........................................    4,079,782   27,970,293   --        32,050,075
   New Zealand.........................................       74,700    5,444,747   --         5,519,447
   Norway..............................................       79,696   13,741,912   --        13,821,608
   Portugal............................................           --    3,129,524   --         3,129,524
   Singapore...........................................          937   12,706,085   --        12,707,022
   South Africa........................................           --      544,375   --           544,375
   Spain...............................................       17,758   26,523,157   --        26,540,915
   Sweden..............................................       22,029   27,143,731   --        27,165,760
   Switzerland.........................................    3,080,114   45,590,251   --        48,670,365
   United Kingdom......................................   35,499,283  139,527,170   --       175,026,453
   United States.......................................    1,117,806           --   --         1,117,806
Preferred Stocks
   Germany.............................................           --    1,845,188   --         1,845,188
   United Kingdom......................................           --        8,938   --             8,938
Rights/Warrants
   Canada..............................................           --          860   --               860
   Japan...............................................           --        2,627   --             2,627
   Spain...............................................           --       35,541   --            35,541
   Sweden..............................................           --        1,985   --             1,985
Securities Lending Collateral..........................           --   61,575,954   --        61,575,954
                                                        ------------ ------------   --    --------------
TOTAL.................................................. $159,013,394 $954,143,393   --    $1,113,156,787
                                                        ============ ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                      PERCENTAGE
                                                              SHARES     VALUE>>    OF NET ASSETS++
                                                            ---------- ------------ ---------------
COMMON STOCKS -- (95.7%)
BRAZIL -- (7.3%)
    Lojas Renner SA........................................    309,196 $  3,123,947       0.2%
    Petroleo Brasileiro SA.................................    563,192    4,588,467       0.4%
    Petroleo Brasileiro SA, Sponsored ADR..................    205,156    3,333,785       0.3%
    Vale SA................................................    867,175   13,214,424       1.0%
    Vale SA, Sponsored ADR.................................    317,514    4,794,468       0.4%
    Other Securities.......................................              68,368,437       5.1%
                                                                       ------------      ----
TOTAL BRAZIL...............................................              97,423,528       7.4%
                                                                       ------------      ----
CHILE -- (1.5%)
    Other Securities.......................................              19,398,037       1.5%
                                                                       ------------      ----
CHINA -- (16.7%)
*   Alibaba Group Holding, Ltd., Sponsored ADR.............     87,164   12,401,694       1.0%
*   Baidu, Inc., Sponsored ADR.............................     21,241    4,037,064       0.3%
    China Construction Bank Corp., Class H................. 11,615,990    9,217,831       0.7%
    China Merchants Bank Co., Ltd., Class H................    765,598    2,956,259       0.2%
    China Mobile, Ltd......................................    460,500    4,313,908       0.3%
    China Mobile, Ltd., Sponsored ADR......................    155,765    7,250,861       0.6%
    CNOOC, Ltd.............................................  2,481,000    4,225,091       0.3%
    Industrial & Commercial Bank of China, Ltd., Class H...  5,887,017    3,994,180       0.3%
    NetEase, Inc., ADR.....................................     15,030    3,123,986       0.3%
    Ping An Insurance Group Co. of China, Ltd., Class H....  1,144,000   10,815,408       0.8%
    Tencent Holdings, Ltd..................................    675,400   23,138,704       1.8%
    Other Securities.......................................             138,403,722      10.4%
                                                                       ------------      ----
TOTAL CHINA................................................             223,878,708      17.0%
                                                                       ------------      ----
COLOMBIA -- (0.5%)
    Other Securities.......................................               6,645,339       0.5%
                                                                       ------------      ----
CZECH REPUBLIC -- (0.2%)
    Other Securities.......................................               3,123,236       0.2%
                                                                       ------------      ----
EGYPT -- (0.1%)
    Other Securities.......................................                 941,437       0.1%
                                                                       ------------      ----
GREECE -- (0.2%)
    Other Securities.......................................               2,963,226       0.2%
                                                                       ------------      ----
HONG KONG -- (0.0%)
    Other Securities.......................................                  41,215       0.0%
                                                                       ------------      ----
HUNGARY -- (0.4%)
    Other Securities.......................................               5,207,748       0.4%
                                                                       ------------      ----
INDIA -- (10.7%)
    HDFC Bank, Ltd.........................................    193,056    4,997,722       0.4%
    Hindustan Unilever, Ltd................................    141,308    3,093,355       0.3%
    Housing Development Finance Corp., Ltd.................    214,082    5,115,662       0.4%
    Infosys, Ltd...........................................    976,998    9,022,572       0.7%
    Tata Consultancy Services, Ltd.........................    232,536    6,084,876       0.5%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                               SHARES     VALUE>>    OF NET ASSETS++
                                              --------- ------------ ---------------
INDIA -- (Continued)
    Other Securities.........................           $114,255,924       8.5%
                                                        ------------      ----
TOTAL INDIA..................................            142,570,111      10.8%
                                                        ------------      ----
INDONESIA -- (2.7%)
    Other Securities.........................             36,409,667       2.8%
                                                        ------------      ----
MALAYSIA -- (2.8%)
    Public Bank Bhd..........................   624,370    3,672,809       0.3%
    Other Securities.........................             34,158,493       2.6%
                                                        ------------      ----
TOTAL MALAYSIA...............................             37,831,302       2.9%
                                                        ------------      ----
MEXICO -- (3.6%)
#   America Movil S.A.B. de C.V.............. 4,985,903    3,605,672       0.3%
    Grupo Mexico S.A.B. de C.V............... 1,442,882    3,327,829       0.3%
    Other Securities.........................             41,316,047       3.0%
                                                        ------------      ----
TOTAL MEXICO.................................             48,249,548       3.6%
                                                        ------------      ----
PERU -- (0.3%)
    Credicorp, Ltd...........................    15,039    3,394,453       0.3%
    Other Securities.........................                323,804       0.0%
                                                        ------------      ----
TOTAL PERU...................................              3,718,257       0.3%
                                                        ------------      ----
PHILIPPINES -- (1.2%)
    Other Securities.........................             16,618,976       1.3%
                                                        ------------      ----
POLAND -- (1.7%)
    Polski Koncern Naftowy Orlen S.A.........   132,521    3,186,786       0.3%
    Other Securities.........................             19,532,134       1.4%
                                                        ------------      ----
TOTAL POLAND.................................             22,718,920       1.7%
                                                        ------------      ----
RUSSIA -- (1.5%)
    Other Securities.........................             20,220,874       1.5%
                                                        ------------      ----
SINGAPORE -- (0.0%)
    Other Security...........................                 13,860       0.0%
                                                        ------------      ----
SOUTH AFRICA -- (6.8%)
    Absa Group, Ltd..........................   344,795    3,483,907       0.3%
    AngloGold Ashanti, Ltd., Sponsored ADR...   320,438    3,015,322       0.2%
    FirstRand, Ltd........................... 1,315,596    5,746,078       0.4%
    Naspers, Ltd., Class N...................    38,589    6,768,543       0.5%
    Sanlam, Ltd..............................   766,579    3,859,970       0.3%
    Sasol, Ltd., Sponsored ADR...............   139,228    4,527,695       0.4%
    Standard Bank Group, Ltd.................   474,450    5,256,534       0.4%
    Other Securities.........................             58,056,419       4.4%
                                                        ------------      ----
TOTAL SOUTH AFRICA...........................             90,714,468       6.9%
                                                        ------------      ----
SOUTH KOREA -- (16.3%)
    Hana Financial Group, Inc................   107,893    3,634,431       0.3%
    Samsung Electronics Co., Ltd............. 1,022,602   38,281,914       2.9%
    Samsung Electronics Co., Ltd., GDR.......    16,921   15,805,290       1.2%
    Samsung Fire & Marine Insurance Co., Ltd.    13,337    3,263,404       0.3%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                               SHARES      VALUE>>     OF NET ASSETS++
                                                              --------- -------------- ---------------
SOUTH KOREA -- (Continued)
      SK Holdings Co., Ltd...................................    13,526 $    3,114,444        0.3%
      SK Hynix, Inc..........................................   202,474     12,194,067        0.9%
      SK Innovation Co., Ltd.................................    18,185      3,412,778        0.3%
      Other Securities.......................................              137,718,478       10.3%
                                                                        --------------      -----
TOTAL SOUTH KOREA............................................              217,424,806       16.5%
                                                                        --------------      -----
TAIWAN -- (16.4%)
      Catcher Technology Co., Ltd............................   303,509      3,068,835        0.3%
      Taiwan Semiconductor Manufacturing Co., Ltd............ 2,346,214     17,613,925        1.4%
      Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR..........................................   628,303     23,938,344        1.8%
      Uni-President Enterprises Corp......................... 1,276,577      3,094,234        0.3%
      Other Securities.......................................              171,369,309       12.8%
                                                                        --------------      -----
TOTAL TAIWAN.................................................              219,084,647       16.6%
                                                                        --------------      -----
THAILAND -- (3.8%)
      PTT PCL................................................ 3,764,500      5,791,538        0.5%
      Other Securities.......................................               45,612,836        3.4%
                                                                        --------------      -----
TOTAL THAILAND...............................................               51,404,374        3.9%
                                                                        --------------      -----
TURKEY -- (1.0%)
      Other Securities.......................................               13,052,050        1.0%
                                                                        --------------      -----
TOTAL COMMON STOCKS..........................................            1,279,654,334       97.1%
                                                                        --------------      -----
PREFERRED STOCKS -- (2.3%)
BRAZIL -- (2.2%)
      Itau Unibanco Holding SA...............................   673,067      8,907,309        0.7%
      Petroleo Brasileiro SA.................................   927,451      6,883,299        0.5%
      Other Securities.......................................               13,651,704        1.0%
                                                                        --------------      -----
TOTAL BRAZIL.................................................               29,442,312        2.2%
                                                                        --------------      -----
CHILE -- (0.0%)
      Other Securities.......................................                  373,719        0.0%
                                                                        --------------      -----
COLOMBIA -- (0.1%)
      Other Securities.......................................                1,108,960        0.1%
                                                                        --------------      -----
TOTAL PREFERRED STOCKS.......................................               30,924,991        2.3%
                                                                        --------------      -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                   23,338        0.0%
                                                                        --------------      -----
TOTAL INVESTMENT SECURITIES..................................            1,310,602,663
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (2.0%)
@(S)  DFA Short Term Investment Fund......................... 2,305,846     26,678,641        2.0%
                                                                        --------------      -----
TOTAL INVESTMENTS--(100.0%)
    (Cost $1,243,884,887)....................................           $1,337,281,304      101.4%
                                                                        ==============      =====

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ------------------------------------------------
                                                          LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                                        ------------ ------------ ------- --------------
Common Stocks
   Brazil.............................................. $ 97,423,528           --   --    $   97,423,528
   Chile...............................................    6,000,491 $ 13,397,546   --        19,398,037
   China...............................................   45,965,658  177,913,050   --       223,878,708
   Colombia............................................    6,645,339           --   --         6,645,339
   Czech Republic......................................           --    3,123,236   --         3,123,236
   Egypt...............................................       10,822      930,615   --           941,437
   Greece..............................................           --    2,963,226   --         2,963,226
   Hong Kong...........................................           --       41,215   --            41,215
   Hungary.............................................           --    5,207,748   --         5,207,748
   India...............................................    3,080,865  139,489,246   --       142,570,111
   Indonesia...........................................    2,287,327   34,122,340   --        36,409,667
   Malaysia............................................           --   37,831,302   --        37,831,302
   Mexico..............................................   48,248,462        1,086   --        48,249,548
   Peru................................................    3,718,053          204   --         3,718,257
   Philippines.........................................      288,364   16,330,612   --        16,618,976
   Poland..............................................           --   22,718,920   --        22,718,920
   Russia..............................................    8,992,323   11,228,551   --        20,220,874
   Singapore...........................................           --       13,860   --            13,860
   South Africa........................................    9,760,949   80,953,519   --        90,714,468
   South Korea.........................................    6,103,038  211,321,768   --       217,424,806
   Taiwan..............................................   27,474,584  191,610,063   --       219,084,647
   Thailand............................................   51,384,246       20,128   --        51,404,374
   Turkey..............................................      127,700   12,924,350   --        13,052,050
Preferred Stocks
   Brazil..............................................   29,442,312           --   --        29,442,312
   Chile...............................................           --      373,719   --           373,719
   Colombia............................................    1,108,960           --   --         1,108,960
Rights/Warrants
   Chile...............................................           --        3,482   --             3,482
   Malaysia............................................           --        2,344   --             2,344
   South Korea.........................................           --        7,409   --             7,409
   Taiwan..............................................           --        5,344   --             5,344
   Thailand............................................           --        4,759   --             4,759
Securities Lending Collateral..........................           --   26,678,641   --        26,678,641
                                                        ------------ ------------   --    --------------
TOTAL.................................................. $348,063,021 $989,218,283   --    $1,337,281,304
                                                        ============ ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       DFA SOCIAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                FACE
                                               AMOUNT^
                                                (000)    VALUE+
                                               ------- -----------
             AGENCY OBLIGATIONS -- (17.8%)
             Federal Home Loan Bank
                1.875%, 03/13/20..............    440  $   434,471
                4.125%, 03/13/20..............    500      508,448
                1.875%, 11/29/21..............  1,700    1,645,894
                2.625%, 12/10/21..............  1,500    1,483,227
                2.250%, 03/11/22..............  1,500    1,462,686
                3.250%, 03/08/24..............    250      251,342
                2.875%, 06/14/24..............    700      690,307
                5.375%, 08/15/24..............    800      892,453
                2.875%, 09/13/24..............  2,500    2,458,862
                2.750%, 12/13/24..............  2,700    2,628,968
                5.750%, 06/12/26..............    200      232,224
                3.000%, 09/11/26..............  1,000      976,738
                3.250%, 06/09/28..............    500      490,092
             Federal Home Loan Mortgage Corp.
                6.750%, 09/15/29..............    700      908,306
                6.750%, 03/15/31..............    450      595,732
                6.250%, 07/15/32..............    800    1,036,754
             Federal National Mortgage
               Association
                2.000%, 01/05/22..............  2,000    1,938,960
                2.375%, 01/19/23..............  1,500    1,460,110
                2.625%, 09/06/24..............  3,600    3,496,126
                2.125%, 04/24/26..............  2,800    2,592,618
                1.875%, 09/24/26..............  3,700    3,344,012
                6.250%, 05/15/29..............  1,380    1,720,889
                7.125%, 01/15/30..............    500      669,203
                7.250%, 05/15/30..............    450      610,436
                6.625%, 11/15/30..............  2,100    2,739,759
             Tennessee Valley Authority
                3.875%, 02/15/21..............  1,000    1,019,389
                2.875%, 09/15/24..............  1,249    1,227,295
                6.750%, 11/01/25..............    600      728,387
                2.875%, 02/01/27..............  2,000    1,918,784
                7.125%, 05/01/30..............  1,000    1,336,921
                                                       -----------
             TOTAL AGENCY
               OBLIGATIONS....................          41,499,393
                                                       -----------
             BONDS -- (52.3%)
             21st Century Fox America, Inc.
                3.000%, 09/15/22..............    180      175,441
                3.700%, 09/15/24..............    200      197,600
             3M Co.
                2.875%, 10/15/27..............    850      798,319
             ABB Finance USA, Inc.
                2.875%, 05/08/22..............    100       97,800
             Activision Blizzard, Inc.
                3.400%, 06/15/27..............    100       92,812

                                                   FACE
                                                  AMOUNT^
                                                   (000)   VALUE+
                                                  ------- --------
              Adobe, Inc.
                 3.250%, 02/01/25................   160   $154,747
              Advance Auto Parts, Inc.
                 4.500%, 12/01/23................   200    203,591
              Aetna, Inc.
                 2.750%, 11/15/22................   250    239,726
                 3.500%, 11/15/24................    50     48,591
              Affiliated Managers Group, Inc.
                 3.500%, 08/01/25................   150    142,163
              Aflac, Inc.
                 3.625%, 11/15/24................   250    246,704
                 3.250%, 03/17/25................    50     48,095
              Ahold Finance USA LLC
                 6.875%, 05/01/29................    40     46,062
              Airbus SE
              (OMEGA) 3.150%, 04/10/27...........   200    189,281
              Albemarle Corp.
                 4.150%, 12/01/24................   200    199,980
              Alimentation Couche-Tard, Inc.
              (OMEGA) 3.550%, 07/26/27...........   100     92,455
              Allstate Corp. (The)
                 3.150%, 06/15/23................   500    491,022
              Alphabet, Inc.
                 3.375%, 02/25/24................   200    199,480
                 1.998%, 08/15/26................   200    177,698
              Ameren Corp.
                 3.650%, 02/15/26................   294    283,634
              American Express Credit Corp.
              # 3.300%, 05/03/27.................   700    667,210
              American Honda Finance Corp.
                 2.300%, 09/09/26................   250    222,087
              American International Group, Inc.
                 4.125%, 02/15/24................   350    347,893
                 3.750%, 07/10/25................   150    143,228
              American Water Capital Corp.
                 2.950%, 09/01/27................   100     92,528
              Ameriprise Financial, Inc.
                 4.000%, 10/15/23................    30     30,275
                 3.700%, 10/15/24................   400    395,918
                 2.875%, 09/15/26................   500    456,592
              AmerisourceBergen Corp.
              # 3.450%, 12/15/27.................   200    185,126
              Analog Devices, Inc.
                 3.900%, 12/15/25................   533    521,509
              Anthem, Inc.
                 3.500%, 08/15/24................   150    145,423
                 4.101%, 03/01/28................   400    386,784

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                  FACE
                                                 AMOUNT^
                                                  (000)    VALUE+
                                                 ------- ----------
            ANZ New Zealand International
              Ltd.
               (OMEGA) 3.450%, 07/17/27.....        500  $  472,126
            Aon P.L.C.
               3.500%, 06/14/24.............        275     267,324
            Apple, Inc.
               3.250%, 02/23/26.............        250     240,704
               2.450%, 08/04/26.............        695     633,043
               3.350%, 02/09/27.............      1,300   1,252,391
               3.000%, 06/20/27.............      1,000     935,921
               3.000%, 11/13/27.............        500     466,812
            Applied Materials, Inc.
               3.300%, 04/01/27.............        300     283,092
            Arizona Public Service Co.
               3.150%, 05/15/25.............        100      96,065
            Arrow Electronics, Inc.
               3.875%, 01/12/28.............        400     365,142
            ASB Finance, Ltd.
               0.500%, 06/10/22............. EUR    225     254,972
            Asian Development Bank
               2.000%, 01/22/25.............        150     139,818
            AT&T, Inc.
               3.875%, 08/15/21.............        150     150,554
               3.000%, 02/15/22.............         50      48,821
               3.950%, 01/15/25.............        350     339,653
            Australia & New Zealand
              Banking Group, Ltd.
               3.700%, 11/16/25.............        250     245,857
            Autodesk, Inc.
               4.375%, 06/15/25.............        150     148,635
               3.500%, 06/15/27.............        845     776,570
            Automatic Data Processing, Inc.
               3.375%, 09/15/25.............        600     593,687
            AutoZone, Inc.
               2.500%, 04/15/21.............         70      68,124
               3.125%, 04/21/26.............        450     413,776
            Avnet, Inc.
               4.625%, 04/15/26.............        250     243,221
            AXIS Specialty Finance P.L.C.
               4.000%, 12/06/27.............        728     682,073
            Baker Hughes a GE Co. LLC /
              Baker Hughes Co-Obligor,
              Inc.
               3.337%, 12/15/27.............        600     548,091
            Banco Santander SA
               3.800%, 02/23/28.............        200     177,725
            Bank of America Corp.
               3.300%, 01/11/23.............        150     146,662
               4.000%, 04/01/24.............        136     135,790
            (r) 3.419%, 12/20/28............        120     110,680
            Bank of Montreal
               2.375%, 01/25/19.............        100      99,927

                                                    FACE
                                                   AMOUNT^
                                                    (000)    VALUE+
                                                   ------- ----------
           Bank of New York Mellon Corp.
             (The)
              3.650%, 02/04/24................        300  $  298,305
           Barclays P.L.C.
              4.375%, 01/12/26................        500     479,178
           Bemis Co., Inc.
              4.500%, 10/15/21................        100     102,059
           Berkshire Hathaway, Inc.
              3.125%, 03/15/26................      2,057   1,958,891
           BlackRock, Inc.
           # 3.375%, 06/01/22.................        100     100,066
              3.200%, 03/15/27................        350     333,350
           Booking Holdings, Inc.
              3.600%, 06/01/26................        350     334,326
           Boston Scientific Corp.
              3.850%, 05/15/25................        200     197,251
           BP Capital Markets P.L.C.
              3.535%, 11/04/24................         50      49,233
              3.119%, 05/04/26................        250     235,267
              3.017%, 01/16/27................        400     370,294
           BPCE SA
              4.000%, 04/15/24................        500     499,525
           Brown & Brown, Inc.
              4.200%, 09/15/24................        240     235,964
           Buckeye Partners L.P.
              3.950%, 12/01/26................        225     205,512
           Bunge, Ltd. Finance Corp.
              3.750%, 09/25/27................        465     422,988
           Burlington Northern Santa Fe LLC
           # 3.000%, 04/01/25.................         75      72,008
           CA, Inc.
              4.500%, 08/15/23................        100     100,556
              4.700%, 03/15/27................        250     242,242
           Campbell Soup Co.
           # 4.150%, 03/15/28.................         86      79,145
           Canadian Natural Resources, Ltd.
              3.850%, 06/01/27................        500     474,704
           Canadian Pacific Railway Co.
              2.900%, 02/01/25................         50      47,064
           Capital One Financial Corp.
              3.750%, 04/24/24................         50      48,686
           # 3.200%, 02/05/25.................        260     242,945
           # 3.750%, 03/09/27.................        200     185,627
           Cardinal Health, Inc.
              4.625%, 12/15/20................         75      76,575
           # 3.410%, 06/15/27.................        500     453,132
           CBS Corp.
              3.500%, 01/15/25................        250     236,059
              2.900%, 01/15/27................        204     178,930
           CenterPoint Energy Resources Corp.
              4.000%, 04/01/28................        200     197,026

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^
                                                   (000)    VALUE+
                                                  ------- ----------
            Charles Schwab Corp. (The)
               3.200%, 03/02/27..................    700  $  660,538
            Chevron Corp.
            # 2.419%, 11/17/20...................     50      49,294
               2.954%, 05/16/26..................  1,600   1,506,381
            Chubb INA Holdings, Inc.
               3.350%, 05/15/24..................     50      49,066
            Cigna Corp.
               3.250%, 04/15/25..................    250     235,479
            Cincinnati Financial Corp.
               6.920%, 05/15/28..................    100     119,880
            Cisco Systems, Inc.
               2.200%, 02/28/21..................     50      48,808
            Citigroup, Inc.
               3.875%, 10/25/23..................    380     379,389
            Clorox Co. (The)
            # 3.900%, 05/15/28...................    750     741,282
            CME Group, Inc.
               3.000%, 03/15/25..................     85      81,145
            CMS Energy Corp.
               3.875%, 03/01/24..................    175     173,952
            CNA Financial Corp.
               3.950%, 05/15/24..................    300     295,495
               4.500%, 03/01/26..................    280     280,147
            Coca-Cola Co. (The)
               3.150%, 11/15/20..................     48      48,076
               3.200%, 11/01/23..................  1,000     988,398
            # 2.250%, 09/01/26...................    740     663,459
            # 2.900%, 05/25/27...................    400     374,149
            Colgate-Palmolive Co.
               3.250%, 03/15/24..................    100      99,118
            Comcast Corp.
               3.375%, 08/15/25..................    500     481,022
               3.150%, 03/01/26..................    200     187,057
            Commonwealth Bank of Australia
               2.400%, 11/02/20..................    250     244,880
            (OMEGA) 2.850%, 05/18/26.............    250     229,388
            (OMEGA) 3.150%, 09/19/27.............    100      92,695
            ConocoPhillips Co.
               4.950%, 03/15/26..................    250     265,412
            ConocoPhillips Holding Co.
               6.950%, 04/15/29..................    114     140,537
            Consolidated Edison Co. of New York,
              Inc.
               3.300%, 12/01/24..................    300     292,238
            Cooperatieve Rabobank UA
               3.875%, 02/08/22..................     50      50,271
               3.375%, 05/21/25..................  1,500   1,452,643
            Costco Wholesale Corp.
               3.000%, 05/18/27..................  1,200   1,127,465
            Credit Suisse AG
               3.625%, 09/09/24..................    500     489,817
            CRH America Finance, Inc.
            (OMEGA) 3.950%, 04/04/28.............    200     189,286

                                                 FACE
                                                AMOUNT^
                                                 (000)    VALUE+
                                                ------- ----------
              CSX Corp.
                 3.700%, 10/30/20..............     70  $   70,365
              CVS Health Corp.
                 2.750%, 12/01/22..............    200     191,168
                 3.875%, 07/20/25..............    505     491,505
              Deere & Co.
              # 5.375%, 10/16/29...............     80      88,686
              Deutsche Bank AG
                 3.700%, 05/30/24..............     30      27,993
                 4.100%, 01/13/26..............    200     187,471
              Discovery Communications LLC
              (OMEGA) 3.500%, 06/15/22.........     50      48,995
                 3.250%, 04/01/23..............     75      72,426
              (OMEGA) 3.900%, 11/15/24.........    150     145,281
              # 4.900%, 03/11/26...............    200     202,285
              Dollar General Corp.
                 3.250%, 04/15/23..............    100      97,130
                 4.150%, 11/01/25..............    500     494,380
              Dollar Tree, Inc.
                 4.200%, 05/15/28..............    600     567,689
              Dominion Energy Gas Holdings LLC
              # 2.800%, 11/15/20...............    250     246,750
              Dominion Energy, Inc.
                 3.625%, 12/01/24..............    100      98,000
              Dow Chemical Co. (The)
                 4.250%, 11/15/20..............    150     151,882
                 3.000%, 11/15/22..............     30      29,136
              # 3.500%, 10/01/24...............    200     194,005
              DTE Energy Co.
                 2.850%, 10/01/26..............    750     678,576
              Duke Energy Corp.
                 3.750%, 04/15/24..............    275     272,540
              DXC Technology Co.
                 4.750%, 04/15/27..............    500     496,781
              E*TRADE Financial Corp.
                 2.950%, 08/24/22..............    300     289,135
                 4.500%, 06/20/28..............    750     737,208
              Eaton Corp.
              # 3.103%, 09/15/27...............    400     369,801
                 4.000%, 11/02/32..............    400     387,043
              Eaton Vance Corp.
                 3.500%, 04/06/27..............  1,500   1,420,612
              eBay, Inc.
                 2.600%, 07/15/22..............    175     168,031
              Ecolab, Inc.
                 2.700%, 11/01/26..............    500     457,436
              Edison International
                 4.125%, 03/15/28..............    400     390,322
              Electricite de France SA
              (OMEGA) 2.350%, 10/13/20.........     30      29,424
              Electronic Arts, Inc.
                 4.800%, 03/01/26..............    250     256,674

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^
                                                     (000)   VALUE+
                                                    ------- --------
           Emerson Electric Co.
              2.625%, 12/01/21.....................   450   $441,310
           Enbridge, Inc.
              3.500%, 06/10/24.....................   300    289,561
           # 3.700%, 07/15/27......................   500    469,895
           Enel Finance International NV
           (OMEGA) 3.500%, 04/06/28................   200    168,094
           (OMEGA) 4.875%, 06/14/29................   200    187,046
           Energy Transfer Operating L.P.
              4.750%, 01/15/26.....................   200    196,936
           Enterprise Products Operating LLC
              3.900%, 02/15/24.....................   200    199,709
           EOG Resources, Inc.
              3.150%, 04/01/25.....................   200    192,607
              4.150%, 01/15/26.....................   100    100,852
           EQT Corp.
              3.900%, 10/01/27.....................   600    546,001
           Equinor ASA
           # 2.650%, 01/15/24......................   100     95,378
           ERAC USA Finance LLC
           (OMEGA) 3.850%, 11/15/24................   200    197,287
           European Investment Bank
              3.250%, 01/29/24.....................   100    100,333
           Eversource Energy
              2.500%, 03/15/21.....................   100     98,117
           Exelon Corp.
              2.850%, 06/15/20.....................   150    148,333
              3.400%, 04/15/26.....................   200    188,126
           Express Scripts Holding Co.
              3.900%, 02/15/22.....................    75     75,222
              3.500%, 06/15/24.....................   250    242,770
              3.400%, 03/01/27.....................    56     51,446
           Exxon Mobil Corp.
              2.222%, 03/01/21.....................    50     48,852
           FedEx Corp.
              2.625%, 08/01/22.....................   100     96,547
              3.200%, 02/01/25.....................   300    286,659
           Fidelity National Information Services,
             Inc.
              5.000%, 10/15/25.....................    63     65,556
           Fifth Third Bancorp
              3.950%, 03/14/28.....................   500    486,559
           Ford Motor Credit Co. LLC
              3.200%, 01/15/21.....................   200    195,174
              4.375%, 08/06/23.....................   200    194,660
           GATX Corp.
              3.250%, 09/15/26.....................   400    363,651
           General Mills, Inc.
           # 3.150%, 12/15/21......................   200    196,790
              4.200%, 04/17/28.....................   400    386,576
           General Motors Co.
           # 4.200%, 10/01/27......................   300    274,219

                                                    FACE
                                                   AMOUNT^
                                                    (000)   VALUE+
                                                   ------- --------
            General Motors Financial Co., Inc.
               5.250%, 03/01/26...................   250   $249,627
            Georgia Power Co.
            # 3.250%, 03/30/27....................   250    231,855
            Georgia-Pacific LLC
               7.750%, 11/15/29...................    40     52,145
            Goldcorp, Inc.
               3.625%, 06/09/21...................   190    188,872
            Goldman Sachs Group, Inc. (The)
               3.750%, 02/25/26...................   800    767,588
            Halliburton Co.
               3.500%, 08/01/23...................   200    196,876
            Harley-Davidson, Inc.
               3.500%, 07/28/25...................   585    558,815
            Hasbro, Inc.
               3.150%, 05/15/21...................    97     95,656
               3.500%, 09/15/27...................   100     91,772
            Home Depot, Inc. (The)
               2.000%, 04/01/21...................   100     97,269
               2.700%, 04/01/23...................    75     72,684
            Honeywell International, Inc.
               2.500%, 11/01/26...................   700    641,635
            HSBC Holdings P.L.C.
               4.000%, 03/30/22...................   350    353,175
               4.300%, 03/08/26...................   200    197,289
            Huntington Bancshares, Inc.
               3.150%, 03/14/21...................    75     74,151
               2.300%, 01/14/22...................   300    286,714
            Hyatt Hotels Corp.
               3.375%, 07/15/23...................   100     97,315
            Illinois Tool Works, Inc.
               3.500%, 03/01/24...................   100     99,802
            ING Bank NV
            (OMEGA) 2.050%, 08/15/21..............   350    334,809
            Intel Corp.
            # 3.150%, 05/11/27....................   500    477,701
            Inter-American Development Bank
               3.000%, 02/21/24...................   250    247,841
            Intercontinental Exchange, Inc.
            # 4.000%, 10/15/23....................   300    305,046
               3.750%, 12/01/25...................   250    247,105
            International Business Machines Corp.
            # 3.300%, 01/27/27....................   750    714,294
            International Paper Co.
               3.800%, 01/15/26...................    75     72,456
            Interpublic Group of Cos., Inc. (The)
               4.200%, 04/15/24...................   250    248,414

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^
                                                   (000)   VALUE+
                                                  ------- --------
             ITC Holdings Corp.
                3.650%, 06/15/24.............        200  $195,567
             Janus Capital Group, Inc.
                4.875%, 08/01/25.............        350   351,751
             Jefferies Group LLC / Jefferies
               Group Capital Finance, Inc.
                4.850%, 01/15/27.............        400   384,293
             JM Smucker Co. (The)
                3.500%, 03/15/25.............         70    66,666
             JPMorgan Chase & Co.
                3.250%, 09/23/22.............        150   147,941
                3.875%, 02/01/24.............        500   499,969
                3.900%, 07/15/25.............        330   325,447
             Juniper Networks, Inc.
                4.500%, 03/15/24.............        200   202,503
             Kellogg Co.
                2.750%, 03/01/23.............         75    71,368
                3.250%, 04/01/26.............        200   184,798
                3.400%, 11/15/27.............        500   460,598
             Keurig Dr Pepper, Inc.
                3.400%, 11/15/25.............        250   232,129
             KeyBank NA
                3.300%, 06/01/25.............        250   240,148
             KeyCorp
                5.100%, 03/24/21.............        100   103,506
             Kimberly-Clark Corp.
                2.400%, 06/01/23.............         50    47,566
             Kohl's Corp.
                4.750%, 12/15/23.............         67    68,228
             Kommunalbanken A.S.
                1.750%, 05/28/19.............        100    99,449
             Kommunekredit
                0.000%, 09/08/22............. EUR    400   452,423
             Kommuninvest I Sverige AB
                0.250%, 06/01/22............. SEK  4,000   435,190
                0.750%, 02/22/23............. SEK  7,000   770,916
             Kraft Heinz Foods Co.
                3.500%, 06/06/22.............        200   197,666
                3.950%, 07/15/25.............        400   386,668
             Kroger Co. (The)
                7.500%, 04/01/31.............        424   507,557
             Laboratory Corp. of America
               Holdings
                3.600%, 09/01/27.............        250   235,898
             Legg Mason, Inc.
                4.750%, 03/15/26.............         30    30,208
             Lincoln National Corp.
                3.350%, 03/09/25.............         75    71,511
             Lloyds Banking Group P.L.C.
                3.750%, 01/11/27.............        450   416,432
             Loews Corp.
                2.625%, 05/15/23.............         50    47,763
                3.750%, 04/01/26.............        200   196,535
             Lowe's Cos., Inc.
                3.875%, 09/15/23.............         50    50,625

                                                   FACE
                                                  AMOUNT^
                                                   (000)   VALUE+
                                                  ------- --------
             # 3.375%, 09/15/25................     125   $120,931
                2.500%, 04/15/26...............     500    452,672
             LyondellBasell Industries NV
                6.000%, 11/15/21...............     200    210,905
                5.750%, 04/15/24...............     300    320,589
             Macquarie Bank, Ltd.
                (OMEGA) 3.900%, 01/15/26.......     250    243,121
             Manufacturers & Traders Trust Co.
                2.900%, 02/06/25...............     300    283,500
             Marathon Petroleum Corp.
                3.625%, 09/15/24...............     100     97,464
                (OMEGA) 5.125%, 12/15/26.......     100    102,649
             Markel Corp.
                5.350%, 06/01/21...............      30     31,168
             Marriott International, Inc.
                2.875%, 03/01/21...............     200    197,353
                # 4.000%, 04/15/28.............     100     96,339
             Marsh & McLennan Cos., Inc.
                2.750%, 01/30/22...............     300    291,624
                3.500%, 03/10/25...............     250    241,119
             Mastercard, Inc.
                2.950%, 11/21/26...............     300    282,090
             Maxim Integrated Products, Inc.
                3.450%, 06/15/27...............     150    139,546
             McDonald's Corp.
                2.750%, 12/09/20...............      30     29,668
                2.625%, 01/15/22...............     300    291,786
                3.700%, 01/30/26...............     150    146,363
             McKesson Corp.
                3.796%, 03/15/24...............      75     73,729
             Medtronic, Inc.
                3.125%, 03/15/22...............      50     49,361
                3.500%, 03/15/25...............     250    244,770
             MetLife, Inc.
                3.600%, 04/10/24...............      50     49,675
                3.000%, 03/01/25...............     250    235,816
             Microsoft Corp.
                2.400%, 08/08/26...............     800    729,736
                3.300%, 02/06/27...............     400    387,903
             Mizuho Financial Group, Inc.
             (OMEGA) 2.632%, 04/12/21..........     200    195,267
                2.953%, 02/28/22...............     400    389,369
             Morgan Stanley
                5.500%, 07/28/21...............     100    104,748
                3.875%, 04/29/24...............     350    346,069
                3.875%, 01/27/26...............     400    387,550
                3.625%, 01/20/27...............     400    378,002
             Mosaic Co. (The)
                4.250%, 11/15/23...............     300    301,531
             MPLX L.P.
                4.125%, 03/01/27...............     597    569,624
                4.000%, 03/15/28...............     500    469,622

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                    FACE
                                                   AMOUNT^
                                                    (000)    VALUE+
                                                   ------- ----------
           Nasdaq, Inc.
              4.250%, 06/01/24..................      375  $  376,721
           National Australia Bank, Ltd.
              1.875%, 07/12/21..................      500     478,165
           (OMEGA) 3.500%, 01/10/27.............      250     238,795
           National Rural Utilities Cooperative
             Finance Corp.
              8.000%, 03/01/32..................      121     164,257
           Nationwide Building Society
           (OMEGA) 3.900%, 07/21/25.............      600     586,052
           NetApp, Inc.
           # 3.300%, 09/29/24...................      200     190,869
           NextEra Energy Capital Holdings,
             Inc.
              3.550%, 05/01/27..................      900     855,839
           NiSource, Inc.
              3.850%, 02/15/23..................      200     198,633
           Noble Energy, Inc.
              4.150%, 12/15/21..................      200     201,446
           Nordstrom, Inc.
              4.000%, 03/15/27..................      200     191,453
           Norfolk Southern Corp.
              2.900%, 06/15/26..................      200     185,158
           NRW Bank
              1.875%, 07/01/19..................      100      99,360
           Nucor Corp.
              3.950%, 05/01/28..................      300     295,074
           Nutrien, Ltd.
              3.625%, 03/15/24..................      300     289,521
           Nuveen Finance LLC
           (OMEGA) 4.125%, 11/01/24.............       50      50,033
           Occidental Petroleum Corp.
           # 3.000%, 02/15/27...................      300     281,190
           Omnicom Group, Inc. / Omnicom
             Capital, Inc.
              3.650%, 11/01/24..................      300     288,949
           ONEOK, Inc.
              4.000%, 07/13/27..................      300     287,636
           Oracle Corp.
              2.950%, 05/15/25..................    1,900   1,802,309
           # 3.250%, 11/15/27...................    1,750   1,655,304
           O'Reilly Automotive, Inc.
              3.600%, 09/01/27..................      800     747,914
           Pacific Gas & Electric Co.
              3.250%, 06/15/23..................      250     238,491
              2.950%, 03/01/26..................      250     221,869
           Packaging Corp. of America
              4.500%, 11/01/23..................      500     512,951
           Penske Truck Leasing Co. L.P. / PTL
             Finance Corp.
           (OMEGA) 3.050%, 01/09/20.............       51      50,795
           (OMEGA) 3.400%, 11/15/26.............      721     661,870
           PepsiCo, Inc.
              2.750%, 03/05/22..................      100      98,009

                                                   FACE
                                                  AMOUNT^
                                                   (000)   VALUE+
                                                  ------- --------
              Phillips 66
                 4.300%, 04/01/22...........         200  $204,121
              Phillips 66 Partners L.P.
                 3.550%, 10/01/26...........         200   186,833
              PNC Bank NA
                 3.250%, 06/01/25...........         250   240,502
              PPG Industries, Inc.
              # 3.750%, 03/15/28.............        499   473,036
              PPL Capital Funding, Inc.
                 3.100%, 05/15/26...........         200   184,198
              Praxair, Inc.
                 2.200%, 08/15/22...........          50    47,883
              Precision Castparts Corp.
                 3.250%, 06/15/25...........         344   330,571
              Principal Financial Group, Inc.
                 3.125%, 05/15/23...........         200   194,592
                 3.100%, 11/15/26...........         100    91,693
              Progress Energy, Inc.
                 7.750%, 03/01/31...........         400   517,525
              Progressive Corp.
              # 2.450%, 01/15/27.............        200   179,996
              Province of Alberta Canada
              #(OMEGA) 2.050%, 08/17/26......      1,000   904,242
              Province of British Columbia Canada
                 6.500%, 01/15/26............        200   235,534
              Province of Manitoba Canada
              # 1.750%, 05/30/19.............        100    99,401
              Province of Ontario Canada
                 1.875%, 05/21/20............         50    49,101
                 3.150%, 06/02/22............ CAD    340   261,589
              Province of Quebec Canada
                 3.500%, 07/29/20............         35    35,252
                 7.500%, 09/15/29............        500   672,759
              Prudential Financial, Inc.
                 4.500%, 11/16/21............        100   102,660
                 3.500%, 05/15/24............        200   198,738
              PSEG Power LLC
                 5.125%, 04/15/20............         30    30,680
              QUALCOMM, Inc.
                 3.450%, 05/20/25............        575   551,864
              Quest Diagnostics, Inc.
                 3.500%, 03/30/25............        200   190,856
              Reinsurance Group of America,
                Inc.
                 3.950%, 09/15/26............        400   384,404
              Rockwell Automation, Inc.
                 2.875%, 03/01/25............        300   282,423
              Rolls-Royce P.L.C.
              (OMEGA) 3.625%, 10/14/25.......        600   579,515
              Roper Technologies, Inc.
                 3.800%, 12/15/26............        200   192,030
              Royal Bank of Scotland Group P.L.C.
                 4.800%, 04/05/26............        200   197,171

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                  FACE
                                                 AMOUNT^
                                                  (000)    VALUE+
                                                 ------- ----------
            Royal Caribbean Cruises, Ltd.
               7.500%, 10/15/27...............      200  $  234,133
               3.700%, 03/15/28...............      200     183,535
            salesforce.com, Inc.
               3.700%, 04/11/28...............      200     195,299
            Santander Holdings USA, Inc.
               4.500%, 07/17/25...............      250     244,498
               4.400%, 07/13/27...............      200     186,696
            Santander UK Group Holdings
              P.L.C.
               2.875%, 10/16/20...............      350     344,877
            Santander UK P.L.C.
               4.000%, 03/13/24...............       50      49,745
            Sempra Energy
               3.550%, 06/15/24...............      250     243,828
            Shell International Finance BV
               2.125%, 05/11/20...............      180     177,572
               3.400%, 08/12/23...............       30      29,855
               3.250%, 05/11/25...............    1,222   1,177,977
            # 2.875%, 05/10/26................      850     794,491
            Sherwin-Williams Co. (The)
               3.450%, 08/01/25...............      100      95,133
            Siemens Financieringsmaatschappij
              NV
            (OMEGA) 6.125%, 08/17/26..........      200     228,332
            Societe Generale SA
            (OMEGA) 2.500%, 04/08/21..........      350     340,141
            Solvay Finance America LLC
            (OMEGA) 4.450%, 12/03/25..........      200     200,038
            Southern California Edison Co.
               6.650%, 04/01/29...............       65      76,013
            Southern Co. (The)
               1.850%, 07/01/19...............      300     297,417
               3.250%, 07/01/26...............      500     463,675
            Southern Power Co.
               4.150%, 12/01/25...............       50      48,921
            Southwest Airlines Co.
               3.000%, 11/15/26...............      250     228,796
            Southwest Gas Corp.
               3.700%, 04/01/28...............      100      96,467
            Spectra Energy Partners L.P.
               4.750%, 03/15/24...............      400     406,073
            Starbucks Corp.
               2.100%, 02/04/21...............      100      97,330
            State Street Corp.
               3.550%, 08/18/25...............      200     195,386
            Stryker Corp.
               2.000%, 03/08/19...............      180     179,425
            # 3.375%, 05/15/24................      200     195,611
               3.375%, 11/01/25...............      500     474,971

                                                FACE
                                               AMOUNT^
                                                (000)    VALUE+
                                               ------- ----------
              Sumitomo Mitsui Financial
                Group, Inc.
                 3.784%, 03/09/26.........        400  $  389,526
              Suncor Energy, Inc.
                 3.600%, 12/01/24.........        200     196,415
              SunTrust Bank
                 2.450%, 08/01/22.........        400     383,144
              SunTrust Banks, Inc.
                 2.900%, 03/03/21.........         75      73,897
              SVB Financial Group
                 5.375%, 09/15/20.........        100     103,254
              Svenska Handelsbanken AB
                 0.250%, 02/28/22......... EUR    880     997,092
              Sweden Government Bond
                 3.500%, 06/01/22......... SEK  8,000     988,434
              Sysco Corp.
                 2.600%, 10/01/20.........         30      29,570
                 3.300%, 07/15/26.........      1,000     935,927
              Tapestry, Inc.
                 4.250%, 04/01/25.........        300     294,323
              Target Corp.
                 2.900%, 01/15/22.........        270     266,858
              # 2.500%, 04/15/26..........        325     297,224
              TCI Communications, Inc.
                 7.875%, 02/15/26.........        140     170,759
              TD Ameritrade Holding Corp.
                 3.625%, 04/01/25.........         30      29,185
              Telefonica Europe BV
                 8.250%, 09/15/30.........        975   1,231,002
              Thomson Reuters Corp.
                 4.300%, 11/23/23.........        400     403,447
              TJX Cos., Inc. (The)
                 2.250%, 09/15/26.........      1,150   1,026,264
              Toronto-Dominion Bank (The)
                 1.994%, 03/23/22......... CAD    500     366,732
              Total System Services, Inc.
                 4.800%, 04/01/26.........         30      30,558
                 4.450%, 06/01/28.........        107     105,350
              TransCanada PipeLines, Ltd.
                 2.500%, 08/01/22.........        200     191,137
                 4.875%, 01/15/26.........         90      92,752
              U.S. Bancorp
                 3.700%, 01/30/24.........         75      75,161
              U.S. Bank NA
                 2.800%, 01/27/25.........        750     707,181
              UBS Group Funding
                Switzerland AG
              (OMEGA) 4.125%, 09/24/25....        400     393,565
              Unilever Capital Corp.
                 2.000%, 07/28/26.........        100      87,137
              Union Pacific Corp.
                 3.750%, 03/15/24.........        200     199,968
                 3.950%, 09/10/28.........        650     639,548
              United Parcel Service, Inc.
                 2.450%, 10/01/22.........        100      96,395

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                               FACE
                                              AMOUNT^
                                               (000)     VALUE+
                                              ------- ------------
              United Technologies Corp.
              # 7.500%, 09/15/29.............    40   $     50,180
              Unum Group
                 3.000%, 05/15/21............   350        343,845
              Valero Energy Corp.
                 3.400%, 09/15/26............   250        231,134
              Verizon Communications, Inc.
                 3.376%, 02/15/25............   174        168,008
                 2.625%, 08/15/26............   200        179,424
              # 4.329%, 09/21/28.............   323        320,435
              Viacom, Inc.
                 3.875%, 04/01/24............    31         30,175
              Visa, Inc.
                 3.150%, 12/14/25............   375        360,573
              Vodafone Group P.L.C.
                 7.875%, 02/15/30............   200        245,213
              Walgreens Boots Alliance, Inc.
                 3.450%, 06/01/26............   450        416,234
              Walmart, Inc.
                 2.550%, 04/11/23............   100         96,020
              Walt Disney Co. (The)
                 3.150%, 09/17/25............   200        192,824
              Warner Media LLC
                 3.550%, 06/01/24............   200        193,481
                 3.600%, 07/15/25............   300        283,930
              Waste Management, Inc.
                 3.500%, 05/15/24............   310        302,904
              WEC Energy Group, Inc.
                 3.550%, 06/15/25............   500        490,090
              Wells Fargo & Co.
                 3.000%, 02/19/25............   350        327,504
                 3.000%, 04/22/26............   450        414,766
              Westpac Banking Corp.
                 4.875%, 11/19/19............    59         60,054
                 2.850%, 05/13/26............   300        275,675
                 3.350%, 03/08/27............   550        519,180
              WestRock MWV LLC
                 8.200%, 01/15/30............   222        283,426
              Whirlpool Corp.
                 3.700%, 05/01/25............   200        190,972
              Williams Cos., Inc. (The)
                 4.000%, 09/15/25............   500        483,316
                 3.750%, 06/15/27............   110        102,432
              Wm Wrigley Jr Co.
              (OMEGA) 2.900%, 10/21/19.......    75         74,817
              Zimmer Biomet Holdings, Inc.
                 3.550%, 04/01/25............   300        283,013
              Zoetis, Inc.
                 3.000%, 09/12/27............   355        323,575
                                                      ------------
                 TOTAL BONDS.................          121,866,657
                                                      ------------
              U.S. TREASURY OBLIGATIONS --
                (25.2%)
              U.S. Treasury Bonds
                 8.125%, 05/15/21............   500        563,164

                                                 FACE
                                                AMOUNT^
                                                 (000)     VALUE+
                                                ------- ------------
               7.250%, 08/15/22................     700 $    807,023
               6.250%, 08/15/23................   1,210    1,385,875
               7.500%, 11/15/24................     600      746,953
               6.875%, 08/15/25................   1,000    1,232,383
               6.000%, 02/15/26................   1,000    1,190,977
               6.750%, 08/15/26................   1,000    1,253,164
               6.625%, 02/15/27................   1,400    1,759,680
               6.125%, 11/15/27................     750      925,342
               5.250%, 11/15/28................     250      294,658
               5.250%, 02/15/29................   2,570    3,037,820
               6.125%, 08/15/29................   1,545    1,959,857
               6.250%, 05/15/30................   1,030    1,334,695
               5.375%, 02/15/31................   2,710    3,310,329
            U.S. Treasury Notes
               1.250%, 03/31/21................   1,260    1,212,110
               1.125%, 07/31/21................   1,800    1,714,852
               1.250%, 10/31/21................     200      190,375
               2.000%, 10/31/21................     500      486,641
               1.625%, 08/15/22................   2,000    1,904,375
               2.125%, 12/31/22................     300      290,039
               1.500%, 02/28/23................   2,200    2,068,687
               1.500%, 03/31/23................   2,730    2,564,067
               1.750%, 05/15/23................   1,700    1,611,945
               1.250%, 07/31/23................   1,000      923,789
               2.750%, 02/15/24................   1,900    1,876,473
               2.500%, 05/15/24................   2,350    2,288,221
               2.250%, 11/15/24................   1,700    1,626,023
               2.000%, 02/15/25................   1,400    1,315,727
               2.125%, 05/15/25................   2,850    2,691,803
               2.875%, 05/31/25................   1,500    1,483,594
               2.000%, 08/15/25................   3,800    3,550,625
               2.250%, 11/15/25................   2,400    2,274,563
               1.625%, 02/15/26................   1,400    1,267,109
               1.625%, 05/15/26................   3,100    2,795,812
               1.500%, 08/15/26................   2,500    2,224,805
               2.250%, 11/15/27................   2,750    2,558,896
                                                        ------------
            TOTAL U.S. TREASURY OBLIGATIONS....           58,722,451
                                                        ------------
            TOTAL INVESTMENT SECURITIES........          222,088,501
                                                        ------------

                                                SHARES     VALUE
                                                ------- ------------
            SECURITIES LENDING COLLATERAL -- (4.7%)
            @(S) DFA Short Term
               Investment Fund................. 949,575   10,986,588
                                                        ------------
            TOTAL INVESTMENTS -- (100.0%)
               (Cost $242,406,309).............         $233,075,089
                                                        ============

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

As of October 31, 2018, DFA Social Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                               UNREALIZED
                                                                FOREIGN
                                                                EXCHANGE
       CURRENCY                                   SETTLEMENT  APPRECIATION
        PURCHASED   CURRENCY SOLD   COUNTERPARTY     DATE    (DEPRECIATION)
      -----------   -------------- -------------- ---------- --------------
     USD  1,758,425 EUR  1,510,580 Citibank, N.A.  11/21/18     $44,960
     USD  2,277,707 SEK 20,291,576 Citibank, N.A.  01/22/19      42,580
     USD    637,251 CAD    833,445 Citibank, N.A.  01/23/19       3,061
                                                                -------
     TOTAL APPRECIATION                                         $90,601
                                                                =======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   -----------------------------------------
                                   LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                   ------- ------------ ------- ------------
    Agency Obligations............   --    $ 41,499,393   --    $ 41,499,393
    Bonds.........................   --     121,866,657   --     121,866,657
    U.S. Treasury Obligations.....   --      58,722,451   --      58,722,451
    Securities Lending Collateral.   --      10,986,588   --      10,986,588
    Forward Currency Contracts**..   --          90,601   --          90,601
                                     --    ------------   --    ------------
    TOTAL.........................   --    $233,165,690   --    $233,165,690
                                     ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                  PERCENTAGE
                                                           SHARES     VALUE>>   OF NET ASSETS++
                                                          --------- ----------- ---------------
COMMON STOCKS -- (97.6%)
BRAZIL -- (8.9%)
    Ambev SA, ADR........................................   113,228 $   490,277       0.4%
    Banco Bradesco SA, ADR...............................    75,418     691,580       0.6%
    Banco do Brasil SA...................................    32,100     368,742       0.3%
    CCR SA...............................................   114,267     336,829       0.3%
    Embraer SA, Sponsored ADR............................    17,964     400,058       0.4%
    Klabin SA............................................    69,300     347,664       0.3%
    Localiza Rent a Car SA...............................    47,700     368,501       0.3%
    Lojas Renner SA......................................    63,045     636,972       0.6%
    Raia Drogasil SA.....................................    19,500     329,166       0.3%
#   Ultrapar Participacoes SA, Sponsored ADR.............    27,910     329,338       0.3%
    Other Securities.....................................             5,364,068       4.8%
                                                                    -----------      ----
TOTAL BRAZIL.............................................             9,663,195       8.6%
                                                                    -----------      ----
CHILE -- (1.4%)
    Other Securities.....................................             1,567,196       1.4%
                                                                    -----------      ----
CHINA -- (17.3%)
*   Alibaba Group Holding, Ltd., Sponsored ADR...........     8,504   1,209,949       1.1%
*   Baidu, Inc., Sponsored ADR...........................     1,544     293,453       0.3%
    China Construction Bank Corp., Class H............... 1,315,000   1,043,514       0.9%
    China Overseas Land & Investment, Ltd................   100,000     314,384       0.3%
    Industrial & Commercial Bank of China, Ltd., Class H.   575,000     390,122       0.4%
#   Ping An Insurance Group Co. of China, Ltd., Class H..    60,000     567,242       0.5%
    Tencent Holdings, Ltd................................    69,800   2,391,296       2.1%
    Other Securities.....................................            12,557,199      11.2%
                                                                    -----------      ----
TOTAL CHINA..............................................            18,767,159      16.8%
                                                                    -----------      ----
COLOMBIA -- (0.4%)
    Other Securities.....................................               395,766       0.4%
                                                                    -----------      ----
CZECH REPUBLIC -- (0.2%)
    Other Securities.....................................               169,460       0.1%
                                                                    -----------      ----
EGYPT -- (0.1%)
    Other Security                                                       68,938       0.1%
                                                                    -----------      ----
HONG KONG -- (0.0%)
    Other Security.......................................                 8,332       0.0%
                                                                    -----------      ----
HUNGARY -- (0.5%)
    Other Securities.....................................               537,958       0.5%
                                                                    -----------      ----
INDIA -- (13.4%)
    Hindustan Unilever, Ltd..............................    18,865     412,971       0.4%
    Housing Development Finance Corp., Ltd...............    19,027     454,666       0.4%
    Infosys, Ltd.........................................   122,141   1,127,972       1.0%
    Reliance Industries, Ltd.............................    29,983     429,207       0.4%
    Reliance Industries, Ltd., GDR.......................    11,437     326,526       0.3%
    Tata Consultancy Services, Ltd.......................    25,468     666,432       0.6%
*   Tata Motors, Ltd.....................................   153,453     370,883       0.4%

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                        PERCENTAGE
                                                  SHARES    VALUE>>   OF NET ASSETS++
                                                  ------- ----------- ---------------
INDIA -- (Continued)
    Other Securities.............................         $10,704,140             9.4%
                                                          -----------            ----
TOTAL INDIA......................................          14,492,797            12.9%
                                                          -----------            ----
INDONESIA -- (1.8%)
    Other Securities.............................           1,991,844             1.8%
                                                          -----------            ----
MALAYSIA -- (2.8%)
    Genting Bhd.................................. 187,200     328,524             0.3%
    Other Securities.............................           2,735,640             2.4%
                                                          -----------            ----
TOTAL MALAYSIA...................................           3,064,164             2.7%
                                                          -----------            ----
MEXICO -- (3.8%)
    America Movil S.A.B. de C.V., Sponsored ADR,.
    Class L......................................  29,452     423,814             0.4%
    Mexichem S.A.B. de C.V....................... 119,204     311,782             0.3%
    Wal-Mart de Mexico S.A.B. de C.V............. 135,900     347,490             0.3%
    Other Securities.............................           2,998,536             2.6%
                                                          -----------            ----
TOTAL MEXICO.....................................           4,081,622             3.6%
                                                          -----------            ----
PERU -- (0.2%)
    Other Securities.............................             268,791             0.2%
                                                          -----------            ----
PHILIPPINES -- (1.0%)
    Other Securities.............................           1,075,460             1.0%
                                                          -----------            ----
POLAND -- (1.3%)
    Other Securities.............................           1,427,127             1.3%
                                                          -----------            ----
RUSSIA -- (0.7%)
    Sberbank of Russia PJSC, Sponsored ADR.......  28,328     331,154             0.3%
    Other Securities.............................             405,622             0.4%
                                                          -----------            ----
TOTAL RUSSIA.....................................             736,776             0.7%
                                                          -----------            ----
SOUTH AFRICA -- (4.6%)
    MTN Group, Ltd............................... 103,983     603,822             0.5%
    Naspers, Ltd., Class N.......................   3,928     688,975             0.6%
    Sanlam, Ltd..................................  85,001     428,007             0.4%
    Other Securities.............................           3,245,967             2.9%
                                                          -----------            ----
TOTAL SOUTH AFRICA...............................           4,966,771             4.4%
                                                          -----------            ----
SOUTH KOREA -- (16.8%)
*   Celltrion, Inc...............................   1,821     348,386             0.3%
    Hana Financial Group, Inc....................  12,382     417,095             0.4%
    LG Chem, Ltd.................................     988     301,909             0.3%
    LG Electronics, Inc..........................   5,802     324,360             0.3%
    NAVER Corp...................................   4,134     416,312             0.4%
    Samsung Electronics Co., Ltd.................  67,713   2,534,890             2.3%
    Samsung Electronics Co., Ltd., GDR...........     874     815,442             0.7%
    Samsung Fire & Marine Insurance Co., Ltd.....   2,155     527,303             0.5%
    Other Securities.............................          12,563,940            11.1%
                                                          -----------            ----
TOTAL SOUTH KOREA................................          18,249,637            16.3%
                                                          -----------            ----

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES    VALUE>>    OF NET ASSETS++
                                                                   ------- ------------ ---------------
TAIWAN -- (18.1%)
      Catcher Technology Co., Ltd.................................  36,000 $    364,003             0.3%
      Cathay Financial Holding Co., Ltd........................... 218,000      346,113             0.3%
      Hon Hai Precision Industry Co., Ltd......................... 290,600      739,736             0.7%
      MediaTek, Inc...............................................  48,000      354,559             0.3%
      Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR.  65,238    2,485,568             2.2%
      Uni-President Enterprises Corp.............................. 151,000      366,002             0.3%
      Other Securities............................................           14,966,259            13.4%
                                                                           ------------            ----
TOTAL TAIWAN......................................................           19,622,240            17.5%
                                                                           ------------            ----
THAILAND -- (3.3%)
      Other Securities............................................            3,523,505             3.1%
                                                                           ------------            ----
TURKEY -- (1.0%)
      Other Securities............................................            1,088,526             1.0%
                                                                           ------------            ----
TOTAL COMMON STOCKS...............................................          105,767,264            94.4%
                                                                           ------------            ----
PREFERRED STOCKS -- (2.0%)
BRAZIL -- (1.8%)
      Itau Unibanco Holding SA....................................  62,200      823,149             0.8%
      Other Securities............................................            1,077,061             0.9%
                                                                           ------------            ----
TOTAL BRAZIL......................................................            1,900,210             1.7%
                                                                           ------------            ----
CHILE -- (0.2%)
      Other Securities............................................              269,855             0.3%
                                                                           ------------            ----
COLOMBIA -- (0.0%)
      Other Securities............................................               39,582             0.0%
                                                                           ------------            ----
TOTAL PREFERRED STOCKS............................................            2,209,647             2.0%
                                                                           ------------            ----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                1,644             0.0%
TOTAL INVESTMENT SECURITIES.......................................          107,978,555

                                                                             VALUE+
                                                                           ------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)  DFA Short Term Investment Fund..............................  34,153      395,145             0.4%
                                                                           ------------            ----
TOTAL INVESTMENTS--(100.0%) (Cost $127,941,607)...................         $108,373,700            96.8%
                                                                           ============            ====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ----------------------------------------
                                                    LEVEL 1    LEVEL 2   LEVEL 3   TOTAL
                                                   ---------- ---------- ------- ----------
Common Stocks
   Brazil......................................... $9,663,195         --   --    $9,663,195
   Chile..........................................    390,375 $1,176,821   --     1,567,196

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        --------------------------------------------
                                                          LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                                        ----------- ----------- ------- ------------
   China............................................... $ 3,280,874 $15,486,285   --    $ 18,767,159
   Colombia............................................     395,766          --   --         395,766
   Czech Republic......................................          --     169,460   --         169,460
   Egypt...............................................      68,938          --   --          68,938
   Hong Kong...........................................          --       8,332   --           8,332
   Hungary.............................................          --     537,958   --         537,958
   India...............................................     534,010  13,958,787   --      14,492,797
   Indonesia...........................................     201,550   1,790,294   --       1,991,844
   Malaysia............................................          --   3,064,164   --       3,064,164
   Mexico..............................................   4,081,622          --   --       4,081,622
   Peru................................................     268,791          --   --         268,791
   Philippines.........................................      81,344     994,116   --       1,075,460
   Poland..............................................          --   1,427,127   --       1,427,127
   Russia..............................................     702,737      34,039   --         736,776
   South Africa........................................     171,422   4,795,349   --       4,966,771
   South Korea.........................................     993,735  17,255,902   --      18,249,637
   Taiwan..............................................   2,639,097  16,983,143   --      19,622,240
   Thailand............................................   3,523,505          --   --       3,523,505
   Turkey..............................................          --   1,088,526   --       1,088,526
Preferred Stocks
   Brazil..............................................   1,900,210          --   --       1,900,210
   Chile...............................................          --     269,855   --         269,855
   Colombia............................................      39,582          --   --          39,582
Rights/Warrants
   Chile...............................................          --         397   --             397
   South Korea.........................................          --         832   --             832
   Taiwan..............................................          --         415   --             415
Securities Lending Collateral..........................          --     395,145   --         395,145
                                                        ----------- -----------   --    ------------
TOTAL.................................................. $28,936,753 $79,436,947   --    $108,373,700
                                                        =========== ===========   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                       U.S.      INTERNATIONAL
                                                                                    U.S. SOCIAL   SUSTAINABILITY SUSTAINABILITY
                                                                                   CORE EQUITY 2      CORE 1         CORE 1
                                                                                    PORTFOLIO*      PORTFOLIO*     PORTFOLIO*
                                                                                   -------------- -------------- --------------
ASSETS:
Investments at Value (including $165,133, $184,619 and $54,129 of securities
  on loan, respectively).......................................................... $    1,199,161 $    1,651,043 $      921,005
Temporary Cash Investments at Value & Cost........................................         10,183          4,582             --
Collateral from Securities on Loan Invested in Affiliate at Value (including cost
  of $96,614, $101,785 and $47,336)...............................................         96,613        101,786         47,338
Foreign Currencies at Value.......................................................             --             --            943
Cash..............................................................................             --             --          5,335
Receivables:
   Investment Securities Sold.....................................................            329            882            871
   Dividends, Interest and Tax Reclaims...........................................            884          1,274          3,243
   Securities Lending Income......................................................             26             29             58
   Fund Shares Sold...............................................................          1,136          2,995          7,325
Unrealized Gain on Foreign Currency Contracts.....................................             --             --              4
Prepaid Expenses and Other Assets.................................................             21             19             13
                                                                                   -------------- -------------- --------------
       Total Assets...............................................................      1,308,353      1,762,610        986,135
                                                                                   -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............................................         96,616        101,787         47,335
   Investment Securities Purchased................................................          7,553          2,952          4,010
   Fund Shares Redeemed...........................................................            529          1,063          2,033
   Due to Advisor.................................................................            254            298            241
Unrealized Loss on Foreign Currency Contracts.....................................             --             --              2
Accrued Expenses and Other Liabilities............................................            112            155            102
                                                                                   -------------- -------------- --------------
       Total Liabilities..........................................................        105,064        106,255         53,723
                                                                                   -------------- -------------- --------------
NET ASSETS........................................................................ $    1,203,289 $    1,656,355 $      932,412
                                                                                   ============== ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........................................     75,991,270     77,576,620     95,727,307
                                                                                   ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE........................................................................... $        15.83 $        21.35 $         9.74
                                                                                   ============== ============== ==============
Investments at Cost............................................................... $      910,835 $    1,285,624 $      881,557
                                                                                   ============== ============== ==============
Foreign Currencies at Cost........................................................ $           -- $           -- $          947
                                                                                   ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................... $      894,460 $    1,275,316 $      907,872
Total Distributable Earnings (Loss)...............................................        308,829        381,039         24,540
                                                                                   -------------- -------------- --------------
NET ASSETS........................................................................ $    1,203,289 $    1,656,355 $      932,412
                                                                                   ============== ============== ==============
(1) NUMBER OF SHARES AUTHORIZED...................................................  1,000,000,000  1,000,000,000  1,000,000,000
                                                                                   ============== ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   INTERNATIONAL     EMERGING
                                                                    SOCIAL CORE   MARKETS SOCIAL   DFA SOCIAL
                                                                      EQUITY       CORE EQUITY    FIXED INCOME
                                                                    PORTFOLIO*      PORTFOLIO*     PORTFOLIO*
                                                                  --------------  -------------- --------------
ASSETS:
Investments at Value (including $70,743, $60,924 and $10,714 of
  securities on loan, respectively).............................. $    1,051,581  $    1,310,603 $      222,089
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $61,575, $26,676 and $10,986).........         61,576          26,679         10,987
Foreign Currencies at Value......................................            600           6,804             --
Cash.............................................................         13,814           3,387          1,807
Receivables:
   Investment Securities Sold....................................             65              39             43
   Dividends, Interest and Tax Reclaims..........................          3,228           1,240          2,083
   Securities Lending Income.....................................            104             185              1
   Fund Shares Sold..............................................          1,777             910            253
Unrealized Gain on Forward Currency Contracts....................             --              --             91
Unrealized Gain on Foreign Currency Contracts....................              9              --             --
Prepaid Expenses and Other Assets................................             25              13              8
                                                                  --------------  -------------- --------------
       Total Assets..............................................      1,132,779       1,349,860        237,362
                                                                  --------------  -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..............................         61,580          26,679         10,988
   Investment Securities Purchased...............................         10,004           3,280             --
   Fund Shares Redeemed..........................................          3,013             573             44
   Due to Advisor................................................            261             533             40
Unrealized Loss on Foreign Currency Contracts....................              4               2             --
Accrued Expenses and Other Liabilities...........................            127             178             57
                                                                  --------------  -------------- --------------
       Total Liabilities.........................................         74,989          31,245         11,129
                                                                  --------------  -------------- --------------
NET ASSETS....................................................... $    1,057,790  $    1,318,615 $      226,233
                                                                  ==============  ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..........................     86,897,656     107,641,472     23,984,824
                                                                  ==============  ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE......... $        12.17  $        12.25 $         9.43
                                                                  ==============  ============== ==============
Investments at Cost.............................................. $    1,057,466  $    1,217,208 $      231,420
                                                                  ==============  ============== ==============
Foreign Currencies at Cost....................................... $          600  $        6,802 $           --
                                                                  ==============  ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................. $    1,064,581  $    1,286,186 $      236,238
Total Distributable Earnings (Loss)..............................         (6,791)         32,429        (10,005)
                                                                  --------------  -------------- --------------
NET ASSETS....................................................... $    1,057,790  $    1,318,615 $      226,233
                                                                  ==============  ============== ==============
(1) NUMBER OF SHARES AUTHORIZED..................................  1,000,000,000   1,500,000,000  1,000,000,000
                                                                  ==============  ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           EMERGING MARKETS
                                                         SUSTAINABILITY CORE 1
                                                              PORTFOLIO*
                                                         ---------------------
 ASSETS:
 Investments at Value (including $1,549 of securities
   on loan).............................................     $    107,979
 Collateral from Securities on Loan Invested in
   Affiliate at Value (including cost of $395)..........              395
 Foreign Currencies at Value............................              648
 Cash...................................................              682
 Receivables:
    Receivable for Foreign Currency Contracts Sold......              168
    Dividends and Interest..............................               83
    Securities Lending Income...........................                2
    Fund Shares Sold....................................            3,565
 Deferred Offering Costs................................               26
 Prepaid Expenses and Other Assets......................                5
                                                             ------------
        Total Assets....................................          113,553
                                                             ------------
 LIABILITIES:
 Payables:
    Upon Return of Securities Loaned....................              395
    Investment Securities Purchased.....................            1,045
    Fund Shares Redeemed................................              101
    Due to Advisor......................................                5
 Accrued Expenses and Other Liabilities.................               31
                                                             ------------
        Total Liabilities...............................            1,577
                                                             ------------
 NET ASSETS.............................................     $    111,976
                                                             ============
 SHARES OUTSTANDING, $0.01 PAR VALUE (1)................       13,986,295
                                                             ============
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE................................................     $       8.01
                                                             ============
 Investments at Cost....................................     $    127,547
                                                             ============
 Foreign Currencies at Cost.............................     $        650
                                                             ============
 NET ASSETS CONSIST OF:
 Paid-In Capital........................................     $    132,111
 Total Distributable Earnings (Loss)....................          (20,135)
                                                             ------------
 NET ASSETS.............................................     $    111,976
                                                             ============
 (1) NUMBER OF SHARES AUTHORIZED........................      500,000,000
                                                             ============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                                                         U.S.      INTERNATIONAL
                                                                                       U.S. SOCIAL  SUSTAINABILITY SUSTAINABILITY
                                                                                      CORE EQUITY 2     CORE 1         CORE 1
                                                                                       PORTFOLIO#     PORTFOLIO#     PORTFOLIO#
                                                                                      ------------- -------------- --------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $3, $6 and $2,403, respectively)......    $18,830       $23,326       $  24,235
   Income from Securities Lending....................................................        474           530             913
                                                                                         -------       -------       ---------
          Total Investment Income....................................................     19,304        23,856          25,148
                                                                                         -------       -------       ---------
EXPENSES
   Investment Management Fees........................................................      2,803         3,363           2,662
   Accounting & Transfer Agent Fees..................................................         64           109              85
   Custodian Fees....................................................................         21            21             141
   Filing Fees.......................................................................         66            95              63
   Shareholders' Reports.............................................................         36            38              26
   Directors'/Trustees' Fees & Expenses..............................................          4             5               3
   Professional Fees.................................................................         19            22              18
   Other.............................................................................         94            40              38
                                                                                         -------       -------       ---------
          Total Expenses.............................................................      3,107         3,693           3,036
                                                                                         -------       -------       ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
     Advisor (Note C)................................................................         --           (38)            248
   Fees Paid Indirectly (Note C).....................................................         --            --             (97)
                                                                                         -------       -------       ---------
   Net Expenses......................................................................      3,107         3,655           3,187
                                                                                         -------       -------       ---------
   NET INVESTMENT INCOME (LOSS)......................................................     16,197        20,201          21,961
                                                                                         -------       -------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..................................................     20,649        14,975             807
       Affiliated Investment Companies Shares Sold...................................         (4)           (4)             --
       Futures.......................................................................       (146)           --             167
       Foreign Currency Transactions.................................................         --            --            (257)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency....................................        323        35,012        (108,117)
       Affiliated Investment Companies Shares........................................         (6)           (3)              2
       Translation of Foreign Currency Denominated Amounts...........................         --            --             (29)
                                                                                         -------       -------       ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................     20,816        49,980        (107,427)
                                                                                         -------       -------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................    $37,013       $70,181       $ (85,466)
                                                                                         =======       =======       =========

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                           EMERGING      DFA
                                                            INTERNATIONAL   MARKETS     SOCIAL
                                                             SOCIAL CORE  SOCIAL CORE   FIXED
                                                               EQUITY       EQUITY      INCOME
                                                             PORTFOLIO#   PORTFOLIO#  PORTFOLIO#
                                                            ------------- ----------- ----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $2,569,
     $5,046 and $0, respectively)..........................   $  28,145    $  36,812        --
   Interest................................................          --           --   $ 4,917
   Income from Securities Lending..........................       1,301        2,634        22
                                                              ---------    ---------   -------
          Total Investment Income..........................      29,446       39,446     4,939
                                                              ---------    ---------   -------
EXPENSES
   Investment Management Fees..............................       2,854        6,836       366
   Accounting & Transfer Agent Fees........................          62           86        15
   Custodian Fees..........................................         160          538         3
   Filing Fees.............................................          84           49        42
   Shareholders' Reports...................................          34           38        18
   Directors'/Trustees' Fees & Expenses....................           4            6        --
   Professional Fees.......................................          20           76         1
   Other...................................................          71          131         4
                                                              ---------    ---------   -------
          Total Expenses...................................       3,289        7,760       449
                                                              ---------    ---------   -------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)..............................................          --           --        45
   Fees Paid Indirectly (Note C)...........................        (125)         (84)       --
                                                              ---------    ---------   -------
   Net Expenses............................................       3,164        7,676       494
                                                              ---------    ---------   -------
   NET INVESTMENT INCOME (LOSS)............................      26,282       31,770     4,445
                                                              ---------    ---------   -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**........................       4,166       11,330      (680)
       Affiliated Investment Companies Shares Sold.........          (4)          (2)       (2)
       Futures.............................................        (779)         397        --
       Foreign Currency Transactions.......................        (260)        (545)       (2)
       Forward Currency Contracts..........................          --           --       249
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..........    (134,438)    (243,009)   (8,254)
       Affiliated Investment Companies Shares..............          --            1         1
       Translation of Foreign Currency Denominated
         Amounts...........................................         (18)          (4)       --
       Forward Currency Contracts..........................          --           --        64
                                                              ---------    ---------   -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).................    (131,333)    (231,832)   (8,624)
                                                              ---------    ---------   -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................   $(105,051)   $(200,062)  $(4,179)
                                                              =========    =========   =======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                              EMERGING MARKETS
                                                            SUSTAINABILITY CORE 1
                                                                PORTFOLIO#(A)
                                                            ---------------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $ 202)......       $  1,493
   Income from Securities Lending..........................             12
                                                                  --------
          Total Investment Income..........................          1,505
                                                                  --------
EXPENSES
   Investment Management Fees..............................            258
   Accounting & Transfer Agent Fees........................             12
   Custodian Fees..........................................             35
   Filing Fees.............................................             18
   Shareholders' Reports...................................              7
   Professional Fees.......................................              8
   Organizational & Offering Costs.........................             38
   Other...................................................              3
                                                                  --------
          Total Expenses...................................            379
                                                                  --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)..............................................            (43)
   Fees Paid Indirectly (Note C)...........................            (31)
                                                                  --------
   Net Expenses............................................            305
                                                                  --------
   NET INVESTMENT INCOME (LOSS)............................          1,200
                                                                  --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**........................           (624)
       Futures.............................................            (33)
       Foreign Currency Transactions.......................           (119)
       Forward Currency Contracts..........................             (1)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..........        (19,570)
       Translation of Foreign Currency Denominated
         Amounts...........................................             (1)
                                                                  --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).................        (20,348)
                                                                  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................       $(19,148)
                                                                  ========

--------
**  Net of foreign capital gain taxes withheld of $0.
#   Portion of income is from investment in affiliated fund.
(a) The Portfolio commenced operations on March 27, 2018.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                   INTERNATIONAL
                                                   U.S. SOCIAL CORE      U.S. SUSTAINABILITY      SUSTAINABILITY
                                                  EQUITY 2 PORTFOLIO      CORE 1 PORTFOLIO       CORE 1 PORTFOLIO
                                                ---------------------  ----------------------  --------------------
                                                   YEAR       YEAR        YEAR        YEAR       YEAR       YEAR
                                                   ENDED      ENDED       ENDED       ENDED      ENDED      ENDED
                                                  OCT 31,    OCT 31,     OCT 31,     OCT 31,    OCT 31,    OCT 31,
                                                   2018       2017        2018        2017       2018       2017
                                                ----------  ---------  ----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   16,197  $  12,498  $   20,201  $   14,911  $  21,961  $  15,917
   Net Realized Gain (Loss) on:................
       Investment Securities Sold/*,** /.......     20,649     12,091      14,975      12,099        807        110
       Affiliated Investment Companies
         Shares Sold...........................         (4)         1          (4)          2         --         (1)
       Futures.................................       (146)        --          --         192        167          1
       Foreign Currency Transactions...........         --         --          --          --       (257)       (86)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................        323    156,516      35,012     187,064   (108,117)   129,515
       Affiliated Investment Companies
         Shares................................         (6)       (11)         (3)        (10)         2         (4)
       Translation of Foreign Currency
         Denominated Amounts...................         --         --          --          --        (29)        40
                                                ----------  ---------  ----------  ----------  ---------  ---------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................     37,013    181,095      70,181     214,258    (85,466)   145,492
                                                ----------  ---------  ----------  ----------  ---------  ---------
Distributions:/^ /
       Institutional Class Shares..............    (26,853)   (19,756)    (30,892)    (22,144)   (20,501)   (15,275)
                                                ----------  ---------  ----------  ----------  ---------  ---------
          Total Distributions..................    (26,853)   (19,756)    (30,892)    (22,144)   (20,501)   (15,275)
                                                ----------  ---------  ----------  ----------  ---------  ---------
Capital Share Transactions (1):
   Shares Issued...............................    392,534    262,707     627,193     370,948    378,240    214,498
   Shares Issued in Lieu of Cash
     Distributions.............................     24,875     18,338      29,652      21,620     17,327     13,007
   Shares Redeemed.............................   (192,898)  (160,468)   (232,963)   (141,352)  (131,188)  (103,863)
                                                ----------  ---------  ----------  ----------  ---------  ---------
          Net Increase (Decrease) from
            Capital Share Transactions.........    224,511    120,577     423,882     251,216    264,379    123,642
                                                ----------  ---------  ----------  ----------  ---------  ---------
          Total Increase (Decrease) in
            Net Assets.........................    234,671    281,916     463,171     443,330    158,412    253,859
NET ASSETS
   Beginning of Year...........................    968,618    686,702   1,193,184     749,854    774,000    520,141
                                                ----------  ---------  ----------  ----------  ---------  ---------
   End of Year................................. $1,203,289  $ 968,618  $1,656,355  $1,193,184  $ 932,412  $ 774,000
                                                ==========  =========  ==========  ==========  =========  =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     24,014     18,392      28,536      19,847     35,078     22,006
   Shares Issued in Lieu of Cash
     Distributions.............................      1,537      1,276       1,377       1,158      1,626      1,312
   Shares Redeemed.............................    (11,750)   (11,253)    (10,633)     (7,501)   (12,247)   (10,816)
                                                ----------  ---------  ----------  ----------  ---------  ---------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........     13,801      8,415      19,280      13,504     24,457     12,502
                                                ==========  =========  ==========  ==========  =========  =========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                          INTERNATIONAL SOCIAL CORE EMERGING MARKETS SOCIAL DFA SOCIAL FIXED INCOME
                                                             EQUITY PORTFOLIO        CORE EQUITY PORTFOLIO       PORTFOLIO
                                                          ------------------------  ----------------------  ----------------------
                                                             YEAR         YEAR         YEAR        YEAR       YEAR        YEAR
                                                             ENDED        ENDED        ENDED       ENDED      ENDED       ENDED
                                                            OCT 31,      OCT 31,      OCT 31,     OCT 31,    OCT 31,     OCT 31,
                                                             2018         2017         2018        2017       2018        2017
                                                           ----------   ---------   ----------  ----------   --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $   26,282    $  17,451   $   31,770  $   25,539  $  4,445    $  1,915
   Net Realized Gain (Loss) on:..........................
     Investment Securities Sold/*,** /...................      4,166       (2,552)      11,330       6,746      (680)       (442)
     Affiliated Investment Companies Shares Sold.........         (4)          (2)          (2)         (1)       (2)         --
     Futures.............................................       (779)         157          397           3        --          --
     Foreign Currency Transactions.......................       (260)         (42)        (545)         50        (2)        (58)
     Forward Currency Contracts..........................         --           --           --          --       249          --
   Change in Unrealized Appreciation (Depreciation)
    of:..................................................
     Investment Securities and Foreign Currency..........   (134,438)     142,427     (243,009)    254,476    (8,254)       (428)
     Affiliated Investment Companies Shares..............         --           (4)           1          (5)        1          --
     Translation of Foreign Currency Denominated
       Amounts...........................................        (18)          41           (4)        (24)       --          (1)
     Forward Currency Contracts..........................         --           --           --          --        64          27
                                                           ----------   ---------   ----------  ----------   --------    --------
        Net Increase (Decrease) in Net Assets
          Resulting from Operations......................   (105,051)     157,476     (200,062)    286,784    (4,179)      1,013
                                                           ----------   ---------   ----------  ----------   --------    --------
Distributions:/^ /
   Institutional Class Shares............................    (24,442)     (17,057)     (29,640)    (25,771)   (4,405)     (1,804)
                                                           ----------   ---------   ----------  ----------   --------    --------
        Total Distributions..............................    (24,442)     (17,057)     (29,640)    (25,771)   (4,405)     (1,804)
                                                           ----------   ---------   ----------  ----------   --------    --------
Capital Share Transactions (1):
   Shares Issued.........................................    499,887      243,671      440,381     238,716   117,697      47,232
   Shares Issued in Lieu of Cash Distributions...........     22,064       16,073       25,983      22,914     4,394       1,800
   Shares Redeemed.......................................   (163,584)    (117,960)    (279,969)   (237,648)  (13,308)     (5,906)
                                                           ----------   ---------   ----------  ----------   --------    --------
        Net Increase (Decrease) from Capital Share
          Transactions...................................    358,367      141,784      186,395      23,982   108,783      43,126
                                                           ----------   ---------   ----------  ----------   --------    --------
        Total Increase (Decrease) in Net Assets..........    228,874      282,203      (43,307)    284,995   100,199      42,335
NET ASSETS
   Beginning of Year.....................................    828,916      546,713    1,361,922   1,076,927   126,034      83,699
                                                           ----------   ---------   ----------  ----------   --------    --------
   End of Year........................................... $1,057,790    $ 828,916   $1,318,615  $1,361,922  $226,233    $126,034
                                                           ==========   =========   ==========  ==========   ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................     36,663       19,691       30,839      19,064    12,190       4,784
   Shares Issued in Lieu of Cash Distributions...........      1,639        1,296        1,894       1,762       458         183
   Shares Redeemed.......................................    (11,940)      (9,544)     (19,627)    (17,864)   (1,389)       (600)
                                                           ----------   ---------   ----------  ----------   --------    --------
        Net Increase (Decrease) from Shares Issued
          and Redeemed...................................     26,362       11,443       13,106       2,962    11,259       4,367
                                                           ==========   =========   ==========  ==========   ========    ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  EMERGING MARKETS SUSTAINABILITY
                                                                                         CORE 1 PORTFOLIO
                                                                                  -------------------------------
                                                                                              PERIOD
                                                                                              MAR 27,
                                                                                              2018(A)
                                                                                                TO
                                                                                              OCT 31,
                                                                                               2018
                                                                                  -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................................            $  1,200
   Net Realized Gain (Loss) on:..................................................
      Investment Securities Sold/*,** /..........................................                (624)
      Futures....................................................................                 (33)
      Foreign Currency Transactions..............................................                (119)
      Forward Currency Contracts.................................................                  (1)
   Change in Unrealized Appreciation (Depreciation) of:..........................
      Investment Securities and Foreign Currency.................................             (19,570)
      Translation of Foreign Currency Denominated Amounts........................                  (1)
                                                                                             --------
         Net Increase (Decrease) in Net Assets Resulting from Operations.........             (19,148)
                                                                                             --------
Distributions:/^ /
   Institutional Class Shares....................................................                (951)
                                                                                             --------
         Total Distributions.....................................................                (951)
                                                                                             --------
Capital Share Transactions (1):
   Shares Issued.................................................................             146,519
   Shares Issued in Lieu of Cash Distributions...................................                 940
   Shares Redeemed...............................................................             (15,384)
                                                                                             --------
         Net Increase (Decrease) from Capital Share Transactions.................             132,075
                                                                                             --------
         Total Increase (Decrease) in Net Assets.................................             111,976
NET ASSETS
   Beginning of Period...........................................................                  --
                                                                                             --------
   End of Period.................................................................            $111,976
                                                                                             ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................              15,716
   Shares Issued in Lieu of Cash Distributions...................................                 107
   Shares Redeemed...............................................................              (1,837)
                                                                                             --------
         Net Increase (Decrease) from Shares Issued and Redeemed.................              13,986
                                                                                             ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                                                      --------------------------------------------------
                                                         YEAR       YEAR      YEAR      YEAR      YEAR
                                                         ENDED      ENDED     ENDED     ENDED     ENDED
                                                        OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                         2018       2017      2016      2015      2014
                                                      ----------  --------  --------  --------  --------
Net Asset Value, Beginning of Year................... $    15.58  $  12.77  $  12.79  $  13.18  $  12.10
                                                      ----------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..................       0.24      0.22      0.22      0.21      0.19
   Net Gains (Losses) on Securities (Realized and
    Unrealized)......................................       0.41      2.93      0.19     (0.15)     1.29
                                                      ----------  --------  --------  --------  --------
     Total from Investment Operations................       0.65      3.15      0.41      0.06      1.48
                                                      ----------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.............................      (0.22)    (0.21)    (0.21)    (0.20)    (0.17)
   Net Realized Gains................................      (0.18)    (0.13)    (0.22)    (0.25)    (0.23)
                                                      ----------  --------  --------  --------  --------
     Total Distributions.............................      (0.40)    (0.34)    (0.43)    (0.45)    (0.40)
                                                      ----------  --------  --------  --------  --------
Net Asset Value, End of Year......................... $    15.83  $  15.58  $  12.77  $  12.79  $  13.18
                                                      ==========  ========  ========  ========  ========
Total Return.........................................       4.19%    24.99%     3.40%     0.52%    12.50%
                                                      ----------  --------  --------  --------  --------
Net Assets, End of Year (thousands).................. $1,203,289  $968,618  $686,702  $606,523  $510,366
Ratio of Expenses to Average Net Assets..............       0.28%     0.28%     0.28%     0.29%     0.28%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly)...............................       0.28%     0.28%     0.28%     0.29%     0.28%
Ratio of Net Investment Income to Average Net Assets.       1.44%     1.49%     1.80%     1.60%     1.47%
Portfolio Turnover Rate..............................          9%       10%       17%       16%       11%
                                                      ----------  --------  --------  --------  --------

                                                              U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                                                      ----------------------------------------------------
                                                         YEAR        YEAR       YEAR      YEAR      YEAR
                                                         ENDED       ENDED      ENDED     ENDED     ENDED
                                                        OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                         2018        2017       2016      2015      2014
                                                      ----------  ----------  --------  --------  --------
Net Asset Value, Beginning of Year................... $    20.47  $    16.74  $  16.65  $  16.63  $  14.81
                                                      ----------  ----------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..................       0.30        0.28      0.28      0.26      0.23
   Net Gains (Losses) on Securities (Realized and
    Unrealized)......................................       1.06        3.89      0.24      0.23      1.91
                                                      ----------  ----------  --------  --------  --------
     Total from Investment Operations................       1.36        4.17      0.52      0.49      2.14
                                                      ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.............................      (0.28)      (0.29)    (0.26)    (0.25)    (0.21)
   Net Realized Gains................................      (0.20)      (0.15)    (0.17)    (0.22)    (0.11)
                                                      ----------  ----------  --------  --------  --------
     Total Distributions.............................      (0.48)      (0.44)    (0.43)    (0.47)    (0.32)
                                                      ----------  ----------  --------  --------  --------
Net Asset Value, End of Year......................... $    21.35  $    20.47  $  16.74  $  16.65  $  16.63
                                                      ==========  ==========  ========  ========  ========
Total Return.........................................       6.68%      25.18%     3.21%     3.08%    14.66%
                                                      ----------  ----------  --------  --------  --------
Net Assets, End of Year (thousands).................. $1,656,355  $1,193,184  $749,854  $540,607  $426,547
Ratio of Expenses to Average Net Assets..............       0.25%       0.25%     0.27%     0.32%     0.32%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly)...............................       0.25%       0.27%     0.32%     0.32%     0.32%
Ratio of Net Investment Income to Average Net Assets.       1.38%       1.50%     1.69%     1.56%     1.44%
Portfolio Turnover Rate..............................          4%          5%       26%       11%        7%
                                                      ----------  ----------  --------  --------  --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                                                      ---------------------------------------------------
                                                        YEAR       YEAR      YEAR       YEAR       YEAR
                                                        ENDED      ENDED     ENDED      ENDED      ENDED
                                                       OCT 31,    OCT 31,   OCT 31,    OCT 31,    OCT 31,
                                                        2018       2017      2016       2015       2014
                                                      --------   --------  --------   --------   --------
Net Asset Value, Beginning of Year................... $  10.86   $   8.85  $   9.14   $   9.46   $   9.79
                                                      --------   --------  --------   --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..................     0.27       0.25      0.23       0.23       0.30
   Net Gains (Losses) on Securities (Realized and
    Unrealized)......................................    (1.14)      2.00     (0.30)     (0.33)     (0.33)
                                                      --------   --------  --------   --------   --------
     Total from Investment Operations................    (0.87)      2.25     (0.07)     (0.10)     (0.03)
                                                      --------   --------  --------   --------   --------
Less Distributions:
-------------------
   Net Investment Income.............................    (0.25)     (0.24)    (0.22)     (0.22)     (0.28)
   Net Realized Gains................................       --         --        --         --      (0.02)
                                                      --------   --------  --------   --------   --------
     Total Distributions.............................    (0.25)     (0.24)    (0.22)     (0.22)     (0.30)
                                                      --------   --------  --------   --------   --------
Net Asset Value, End of Year......................... $   9.74   $  10.86  $   8.85   $   9.14   $   9.46
                                                      ========   ========  ========   ========   ========
Total Return.........................................    (8.21%)    25.66%    (0.74%)    (1.09%)    (0.43%)
                                                      --------   --------  --------   --------   --------
Net Assets, End of Year (thousands).................. $932,412   $774,000  $520,141   $401,049   $327,847
Ratio of Expenses to Average Net Assets..............     0.37%      0.39%     0.44%      0.48%      0.49%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly)...............................     0.34%      0.39%     0.50%      0.48%      0.49%
Ratio of Net Investment Income to Average Net Assets.     2.47%      2.51%     2.64%      2.46%      2.98%
Portfolio Turnover Rate..............................        8%        10%       24%         8%         3%
                                                      --------   --------  --------   --------   --------

                                                            INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                                                      ----------------------------------------------------
                                                         YEAR        YEAR      YEAR      YEAR       YEAR
                                                         ENDED       ENDED     ENDED     ENDED      ENDED
                                                        OCT 31,     OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                         2018        2017      2016      2015       2014
                                                      ----------   --------  --------  --------   --------
Net Asset Value, Beginning of Year................... $    13.69   $  11.14  $  11.23  $  11.76   $  12.30
                                                      ----------   --------  --------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)..................       0.37       0.32      0.31      0.30       0.35
   Net Gains (Losses) on Securities (Realized and
    Unrealized)......................................      (1.55)      2.54     (0.11)    (0.50)     (0.50)
                                                      ----------   --------  --------  --------   --------
     Total from Investment Operations................      (1.18)      2.86      0.20     (0.20)     (0.15)
                                                      ----------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income.............................      (0.34)     (0.31)    (0.29)    (0.28)     (0.35)
   Net Realized Gains................................         --         --        --     (0.05)     (0.04)
                                                      ----------   --------  --------  --------   --------
     Total Distributions.............................      (0.34)     (0.31)    (0.29)    (0.33)     (0.39)
                                                      ----------   --------  --------  --------   --------
Net Asset Value, End of Year......................... $    12.17   $  13.69  $  11.14  $  11.23   $  11.76
                                                      ==========   ========  ========  ========   ========
Total Return.........................................      (8.86%)    25.98%     1.94%    (1.67%)    (1.40%)
                                                      ----------   --------  --------  --------   --------
Net Assets, End of Year (thousands).................. $1,057,790   $828,916  $546,713  $424,398   $306,772
Ratio of Expenses to Average Net Assets..............       0.33%      0.38%     0.45%     0.46%      0.53%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly)...............................       0.33%      0.38%     0.45%     0.46%      0.50%
Ratio of Net Investment Income to Average Net Assets.       2.67%      2.58%     2.84%     2.58%      2.78%
Portfolio Turnover Rate..............................          8%        11%        8%        7%         5%
                                                      ----------   --------  --------  --------   --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
                                                         --------------------------------------------------------

                                                            YEAR         YEAR        YEAR       YEAR       YEAR
                                                            ENDED        ENDED       ENDED      ENDED      ENDED
                                                           OCT 31,      OCT 31,     OCT 31,    OCT 31,    OCT 31,
                                                            2018         2017        2016       2015       2014
                                                         ----------   ----------  ----------  --------   --------
Net Asset Value, Beginning of Year...................... $    14.41   $    11.76  $    10.64  $  12.80   $  12.92
                                                         ----------   ----------  ----------  --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).....................       0.31         0.26        0.23      0.24       0.26
   Net Gains (Losses) on Securities (Realized and
    Unrealized).........................................      (2.18)        2.65        1.12     (2.16)     (0.13)
                                                         ----------   ----------  ----------  --------   --------
      Total from Investment Operations..................      (1.87)        2.91        1.35     (1.92)      0.13
                                                         ----------   ----------  ----------  --------   --------
Less Distributions:
-------------------
   Net Investment Income................................      (0.29)       (0.26)      (0.23)    (0.24)     (0.25)
                                                         ----------   ----------  ----------  --------   --------
      Total Distributions...............................      (0.29)       (0.26)      (0.23)    (0.24)     (0.25)
                                                         ----------   ----------  ----------  --------   --------
Net Asset Value, End of Year............................ $    12.25   $    14.41  $    11.76  $  10.64   $  12.80
                                                         ==========   ==========  ==========  ========   ========
Total Return............................................     (13.19%)      25.04%      12.87%   (15.07%)     0.98%
                                                         ----------   ----------  ----------  --------   --------
Net Assets, End of Year (thousands)..................... $1,318,615   $1,361,922  $1,076,927  $959,946   $903,396
Ratio of Expenses to Average Net Assets.................       0.53%        0.57%       0.63%     0.65%      0.63%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor and Fees Paid
 Indirectly)............................................       0.53%        0.57%       0.64%     0.65%      0.63%
Ratio of Net Investment Income to Average Net Assets....       2.18%        2.06%       2.13%     2.02%      2.04%
Portfolio Turnover Rate.................................         11%          14%         12%       11%        10%
                                                         ----------   ----------  ----------  --------   --------

                                                          DFA SOCIAL FIXED INCOME PORTFOLIO
                                                         -----------------------------
                                                                                  PERIOD
                                                           YEAR       YEAR        APR 5,
                                                           ENDED      ENDED     2016(A) TO
                                                          OCT 31,    OCT 31,     OCT 31,
                                                           2018       2017         2016
                                                         --------   --------  ----------
Net Asset Value, Beginning of Year...................... $   9.90   $  10.01   $ 10.00
                                                         --------   --------   -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).....................     0.23       0.19      0.09
   Net Gains (Losses) on Securities (Realized and
    Unrealized).........................................    (0.48)     (0.12)    (0.02)
                                                         --------   --------   -------
      Total from Investment Operations..................    (0.25)      0.07      0.07
                                                         --------   --------   -------
Less Distributions:
-------------------
   Net Investment Income................................    (0.22)     (0.18)    (0.06)
                                                         --------   --------   -------
      Total Distributions...............................    (0.22)     (0.18)    (0.06)
                                                         --------   --------   -------
Net Asset Value, End of Year............................ $   9.43   $   9.90   $ 10.01
                                                         ========   ========   =======
Total Return............................................    (2.50%)     0.73%     0.75%(B)
                                                         --------   --------   -------
Net Assets, End of Year (thousands)..................... $226,233   $126,034   $83,699
Ratio of Expenses to Average Net Assets.................     0.27%      0.27%     0.26%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor and Fees Paid
 Indirectly)............................................     0.25%      0.29%     0.56%(C)(D)
Ratio of Net Investment Income to Average Net Assets....     2.43%      1.95%     1.58%(C)(D)
Portfolio Turnover Rate.................................        9%        24%       47%(B)
                                                         --------   --------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             EMERGING
                                                                              MARKETS
                                                                       SUSTAINABILITY CORE 1
                                                                             PORTFOLIO
                                                                       ---------------------
                                                                              PERIOD
                                                                              MAR 27,
                                                                            2018(A) TO
                                                                              OCT 31,
                                                                               2018
                                                                       ---------------------
Net Asset Value, Beginning of Period.
-------------------------------------                                        $  10.00
                                                                             --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...................................           0.13
   Net Gains (Losses) on Securities (Realized and Unrealized).........          (2.04)
                                                                             --------
     Total from Investment Operations.................................          (1.91)
                                                                             --------
Less Distributions:
-------------------
   Net Investment Income..............................................          (0.08)
                                                                             --------
     Total Distributions..............................................          (0.08)
                                                                             --------
Net Asset Value, End of Period........................................       $   8.01
                                                                             ========
Total Return..........................................................         (19.13%)(B)
                                                                             --------
Net Assets, End of Period (thousands).................................       $111,976
                                                                             --------
Ratio of Expenses to Average Net Assets...............................           0.65%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
 Advisor).............................................................           0.73%(C)(D)
Ratio of Net Investment Income to Average Net Assets..................           2.32%(C)(D)
Portfolio Turnover Rate...............................................              6%(B)
                                                                             --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers one hundred and two operational portfolios, seven of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA Social Fixed Income Portfolio and Emerging Markets Sustainability Core 1 Portfolio (the "Portfolios"), are included in this report. The remaining ninety-five portfolios are presented in separate reports. The Portfolios are investment companies and, accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3--significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the DFA Social Fixed Income Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the "Domestic Equity Portfolios") and International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and Emerging Markets Sustainability Core 1 Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios and DFA Social Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios and DFA Social Fixed Income Portfolio do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the DFA Social Fixed Income Portfolio, and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Social Core Equity Portfolio and Emerging Markets Sustainability Core 1 Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Social Core Equity 2 Portfolio........................................ 0.25%
U.S. Sustainability Core 1 Portfolio....................................... 0.23%
International Sustainability Core 1 Portfolio.............................. 0.30%
International Social Core Equity Portfolio................................. 0.29%
Emerging Markets Social Core Equity Portfolio.............................. 0.47%
DFA Social Fixed Income Portfolio.......................................... 0.20%
Emerging Markets Sustainability Core 1 Portfolio........................... 0.50%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including management fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2019, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2018, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                          NET WAIVED FEES/
                                                                          EXPENSES ASSUMED     PREVIOUSLY
                                                             RECOVERY        (RECOVERED       WAIVED FEES/
                                               EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                              LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                      AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                    ---------- ---------------- ----------------- -----------------
U.S. Social Core Equity 2 Portfolio (1)......    0.60%           --                --               --
U.S. Sustainability Core 1 Portfolio (2).....    0.25%         $ 12             $  38             $566
International Sustainability Core 1
  Portfolio (2)..............................    0.38%          248              (248)              --
International Social Core Equity Portfolio
  (2)........................................    0.38%           --                --               --
Emerging Markets Social Core Equity
  Portfolio (2)..............................    0.57%           --                --               --
DFA Social Fixed Income Portfolio (2)........    0.27%           47               (45)              41
Emerging Markets Sustainability Core 1
  Portfolio (3)..............................    0.65%            5                43               43

(1)The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate listed above for a class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

(2)The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed above, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified above. Prior to January 1, 2017, the Expense Limitation Amounts for the International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio were 0.42%, 0.60% and 0.85%, respectively, of the average net assets of each such Portfolio on an annualized basis.

(3)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                                     FEES PAID
                                                                     INDIRECTLY
                                                                     ----------
International Sustainability Core 1 Portfolio.......................    $ 97
International Social Core Equity Portfolio..........................     125
Emerging Markets Social Core Equity Portfolio.......................      84
Emerging Markets Sustainability Core 1 Portfolio....................      31

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

 U.S. Social Core Equity 2 Portfolio....................................... $14
 U.S. Sustainability Core 1 Portfolio......................................  14
 International Sustainability Core 1 Portfolio.............................  10
 International Social Core Equity Portfolio................................   8
 Emerging Markets Social Core Equity Portfolio.............................  31
 DFA Social Fixed Income Portfolio.........................................   1
 Emerging Markets Sustainability Core 1 Portfolio..........................  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                  U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                  -------------------------- ---------------------------
                                                  PURCHASES       SALES      PURCHASES        SALES
                                                  ---------      ------      ---------        --------
U.S. Social Core Equity 2 Portfolio..............       --           --      $335,115       $102,014
U.S. Sustainability Core 1 Portfolio.............       --           --       491,902         60,194
International Sustainability Core 1 Portfolio ...       --           --       329,089         67,044
International Social Core Equity Portfolio.......       --           --       434,482         71,818
Emerging Markets Social Core Equity Portfolio           --           --       348,363        163,482
DFA Social Fixed Income Portfolio................  $54,174       $8,446        70,056          8,451
Emerging Markets Sustainability Core 1 Portfolio        --           --       131,537          3,370

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                 CHANGE IN
                                                  NET REALIZED  UNREALIZED
                  BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                   10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME
                  ---------- --------- ---------- ------------ ------------- ---------------- ---------------- --------
U.S. SOCIAL
  CORE
  EQUITY 2
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $77,069   $354,776   $335,222      $(4)          $(6)         $ 96,613          8,350        $1,443
                   -------   --------   --------      ---           ---          --------          -----        ------
TOTAL............  $77,069   $354,776   $335,222      $(4)          $(6)         $ 96,613          8,350        $1,443
                   =======   ========   ========      ===           ===          ========          =====        ======
U.S.
  SUSTAINABILITY
  CORE 1
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $74,082   $445,994   $418,283      $(4)          $(3)         $101,786          8,797        $1,514
                   -------   --------   --------      ---           ---          --------          -----        ------
TOTAL............  $74,082   $445,994   $418,283      $(4)          $(3)         $101,786          8,797        $1,514
                   =======   ========   ========      ===           ===          ========          =====        ======
INTERNATIONAL
  SUSTAINABILITY
  CORE 1
PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $44,505   $313,269   $310,438       --           $ 2          $ 47,338          4,091        $  977
                   -------   --------   --------      ---           ---          --------          -----        ------
TOTAL............  $44,505   $313,269   $310,438       --           $ 2          $ 47,338          4,091        $  977
                   =======   ========   ========      ===           ===          ========          =====        ======
INTERNATIONAL
  SOCIAL CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $53,911   $262,873   $255,204      $(4)           --          $ 61,576          5,322        $1,255
                   -------   --------   --------      ---           ---          --------          -----        ------
TOTAL............  $53,911   $262,873   $255,204      $(4)           --          $ 61,576          5,322        $1,255
                   =======   ========   ========      ===           ===          ========          =====        ======


                  CAPITAL GAIN
                  DISTRIBUTIONS
                  -------------
U.S. SOCIAL
  CORE
  EQUITY 2
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL............      --
                       ==
U.S.
  SUSTAINABILITY
  CORE 1
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL............      --
                       ==
INTERNATIONAL
  SUSTAINABILITY
  CORE 1
PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL............      --
                       ==
INTERNATIONAL
  SOCIAL CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL............      --
                       ==

                                                                 CHANGE IN
                                                  NET REALIZED  UNREALIZED
                  BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                   10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME
                  ---------- --------- ---------- ------------ ------------- ---------------- ---------------- --------
EMERGING
  MARKETS
  SOCIAL CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $42,595   $308,513   $324,428      $(2)          $ 1          $26,679           2,306         $961
                   -------   --------   --------      ---           ---          -------           -----         ----
TOTAL............  $42,595   $308,513   $324,428      $(2)          $ 1          $26,679           2,306         $961
                   =======   ========   ========      ===           ===          =======           =====         ====
DFA SOCIAL
  FIXED
  INCOME
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $   356   $ 59,176   $ 48,544      $(2)          $ 1          $10,987             950         $169
                   -------   --------   --------      ---           ---          -------           -----         ----
TOTAL............  $   356   $ 59,176   $ 48,544      $(2)          $ 1          $10,987             950         $169
                   =======   ========   ========      ===           ===          =======           =====         ====
EMERGING
  MARKETS
  SUSTAINABILITY
  CORE 1
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                  --   $  7,301   $  6,906       --            --          $   395              34           --
                   -------   --------   --------      ---           ---          -------           -----         ----
TOTAL............  $     0   $  7,301   $  6,906       --            --          $   395              34           --
                   =======   ========   ========      ===           ===          =======           =====         ====


                  CAPITAL GAIN
                  DISTRIBUTIONS
                  -------------
EMERGING
  MARKETS
  SOCIAL CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                   --
                     ------
TOTAL............        --
                     ======
DFA SOCIAL
  FIXED
  INCOME
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                   --
                     ------
TOTAL............        --
                     ======
EMERGING
  MARKETS
  SUSTAINABILITY
  CORE 1
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                   --
                     ------
TOTAL............        --
                     ======

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                     NET INVESTMENT
                                       INCOME AND   LONG-TERM
                                       SHORT-TERM    CAPITAL  TAX EXEMPT
                                     CAPITAL GAINS    GAINS     INCOME    TOTAL
                                     -------------- --------- ---------- -------
U.S. Social Core Equity 2 Portfolio
2017................................    $12,378      $ 7,378      --     $19,756
2018................................     15,173       11,680      --      26,853

                                                  NET INVESTMENT
                                                    INCOME AND
                                                    SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                  CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                  -------------- ------------- ---------- -------
U.S. Sustainability Core 1 Portfolio
2017.............................................    $15,082        $ 7,062        --     $22,144
2018.............................................     18,875         12,017        --      30,892
International Sustainability Core 1 Portfolio
2017.............................................     15,275             --        --      15,275
2018.............................................     20,501             --        --      20,501
International Social Core Equity Portfolio
2017.............................................     17,057             --        --      17,057
2018.............................................     24,442             --        --      24,442
Emerging Markets Social Core Equity Portfolio
2017.............................................     25,771             --        --      25,771
2018.............................................     29,640             --        --      29,640
DFA Social Fixed Income Portfolio
2017.............................................      1,803             --        --       1,803
2018.............................................      4,405             --        --       4,405
Emerging Markets Sustainability Core 1 Portfolio
2018.............................................        951             --        --         951

   The Emerging Markets Sustainability Core 1 Portfolio commenced operations on March 27, 2018, and did not pay any distributions for the year ended
October 31, 2017.

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND   LONG-TERM
                                                     SHORT-TERM    CAPITAL
                                                   CAPITAL GAINS    GAINS    TOTAL
                                                   -------------- --------- -------
U.S. Social Core Equity 2 Portfolio...............    $(1,645)       --     $(1,645)
U.S. Sustainability Core 1 Portfolio..............     (1,370)       --      (1,370)
International Sustainability Core 1 Portfolio.....       (571)       --        (571)
International Social Core Equity Portfolio........     (1,116)       --      (1,116)
Emerging Markets Social Core Equity Portfolio.....     (1,641)       --      (1,641)
DFA Social Fixed Income Portfolio.................        (50)       --         (50)
Emerging Markets Sustainability Core 1 Portfolio..        (36)       --         (36)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
U.S. Social Core Equity 2 Portfolio...............     $1,952        $18,183         --          $288,707      $308,842
U.S. Sustainability Core 1 Portfolio..............      1,143         14,230         --           365,681       381,054

                                                        UNDISTRIBUTED                                               TOTAL NET
                                                        NET INVESTMENT                                            DISTRIBUTABLE
                                                          INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                          SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                        CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                        -------------- ------------- ------------- -------------- -------------
International Sustainability Core 1 Portfolio..........     $3,869          --         $(17,033)      $ 37,715      $ 24,551
International Social Core Equity Portfolio.............      4,894          --           (3,201)        (8,477)       (6,784)
Emerging Markets Social Core Equity Portfolio..........      6,499          --          (62,445)        88,405        32,459
DFA Social Fixed Income Portfolio......................        465          --           (1,123)        (9,346)      (10,004)
Emerging Markets Sustainability Core 1 Portfolio.......        156          --             (657)       (19,633)      (20,134)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                              UNLIMITED  TOTAL
                                                              --------- -------
 U.S. Social Core Equity 2 Portfolio.........................       --       --
 U.S. Sustainability Core 1 Portfolio........................       --       --
 International Sustainability Core 1 Portfolio...............  $17,033  $17,033
 International Social Core Equity Portfolio..................    3,201    3,201
 Emerging Markets Social Core Equity Portfolio...............   62,445   62,445
 DFA Social Fixed Income Portfolio...........................    1,123    1,123
 Emerging Markets Sustainability Core 1 Portfolio............      657      657

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

 International Sustainability Core 1 Portfolio......................... $   602
 International Social Core Equity Portfolio............................   3,158
 Emerging Markets Social Core Equity Portfolio.........................  10,835

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                    NET
                                                                                                 UNREALIZED
                                                         FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                         TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                        ---------- ------------ -------------- --------------
U.S. Social Core Equity 2 Portfolio.................... $1,017,268   $330,530     $ (41,841)      $288,689
U.S. Sustainability Core 1 Portfolio...................  1,391,730    418,428       (52,746)       365,682
International Sustainability Core 1 Portfolio..........    930,591    112,848       (75,097)        37,751
International Social Core Equity Portfolio.............  1,121,611    107,496      (115,950)        (8,454)
Emerging Markets Social Core Equity Portfolio..........  1,248,873    270,194      (181,794)        88,400

                                                                                            NET
                                                                                         UNREALIZED
                                                  FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                  TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                  -------- ------------ -------------- --------------
DFA Social Fixed Income Portfolio................ $242,511    $    2       $ (9,347)      $ (9,345)
Emerging Markets Sustainability Core 1 Portfolio.  128,004     1,481        (21,114)       (19,633)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. FORWARD CURRENCY CONTRACTS: The DFA Social Fixed Income Portfolio hedges its foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency exchange rates. The DFA Social Fixed Income Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA Social Fixed Income Portfolio also may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The Emerging Markets Sustainability Core 1 Portfolio may acquire and sell forward foreign currency contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates. Such Portfolio may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. In addition, such Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by a Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions.

   3. FUTURES CONTRACTS: The Domestic Equity Portfolios and the International Equity Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Domestic Equity Portfolios and the International Equity Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Domestic Equity Portfolios and the International Equity Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Domestic Equity Portfolios and the International Equity Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements.

   The Domestic Equity Portfolios and the International Equity Portfolios entering into stock index futures are subject to equity price risk from those futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                               FORWARD
                                                              CURRENCY
                                                              CONTRACTS FUTURES
                                                              --------- -------
 U.S. Social Core Equity 2 Portfolio.........................  $   --   $1,167
 International Sustainability Core 1 Portfolio...............      --      487
 International Social Core Equity Portfolio..................      --      379
 Emerging Markets Social Core Equity Portfolio...............      --    1,356
 DFA Social Fixed Income Portfolio...........................   3,522       --
 Emerging Markets Sustainability Core 1 Portfolio............      --      246

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                      ASSET DERIVATIVES VALUE
                                                 ---------------------------------
                                                                        FORWARD
                                                     TOTAL VALUE       CURRENCY
                                                 AT OCTOBER 31, 2018 CONTRACTS (1)
                                                 ------------------- -------------
DFA Social Fixed Income Portfolio...............         $91              $91

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                       REALIZED GAIN (LOSS) ON
                                                             DERIVATIVES
                                                  --------------------------------
                                                            FORWARD
                                                           CURRENCY       EQUITY
                                                  TOTAL  CONTRACTS (1) CONTRACTS (2)
                                                  -----  ------------- -------------
U.S. Social Core Equity 2 Portfolio.............. $(146)       --          $(146)*
International Sustainability Core 1 Portfolio....   167        --            167*
International Social Core Equity Portfolio.......  (779)       --           (779)*
Emerging Markets Social Core Equity Portfolio....   397        --            397*
DFA Social Fixed Income Portfolio................   249      $249             --
Emerging Markets Sustainability Core 1 Portfolio.   (34)       (1)*          (33)*

                                                CHANGE IN UNREALIZED APPRECIATION
                                                (DEPRECIATION) ON DERIVATIVES
                                                ---------------------------------
                                                                FORWARD
                                                               CURRENCY
                                                TOTAL        CONTRACTS (3)
                                                -----        -------------
             DFA Social Fixed Income Portfolio.  $64              $64

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
* As of October 31, 2018, there were no futures or forward currency contracts outstanding. During the year ended October 31, 2018, the Portfolios had limited activity in futures or forward currency contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

      The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2018 (amounts in thousands):

                                           GROSS AMOUNTS NOT                           NET           GROSS AMOUNTS NOT
                                 NET         OFFSET IN THE                           AMOUNTS           OFFSET IN THE
                               AMOUNTS    STATEMENTS OF ASSETS                         OF          STATEMENTS OF ASSETS
                              OF ASSETS     AND LIABILITIES                        LIABILITIES        AND LIABILITIES
                              PRESENTED  ----------------------                     PRESENTED  -----------------------------
                    GROSS      IN THE                                     GROSS      IN THE
                  AMOUNTS OF STATEMENTS                                AMOUNTS OF  STATEMENTS
                  RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                    ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION          (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------       ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                         ASSETS                                             LIABILITIES
                  ---------------------------------------------------- -----------------------------------------------------
DFA SOCIAL FIXED
  INCOME
  PORTFOLIO
Citibank, N.A....    $91         $91         --          --      $91       --          --          --          --       --
                     ---         ---         --          --      ---       --          --          --          --       --
Total............    $91         $91         --          --      $91       --          --          --          --       --
                     ===         ===         ==          ==      ===       ==          ==          ==          ==       ==

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                        WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                         AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                      INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                      ------------- ------------ ------------ -------- ---------------
U.S. Social Core Equity 2 Portfolio..     2.42%        $2,645         16        $ 3        $9,853
U.S. Sustainability Core 1 Portfolio.     1.91%         1,129          4         --         1,201

                                                          WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                           AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                        INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                        ------------- ------------ ------------ -------- ---------------
International Sustainability Core 1 Portfolio..........     2.17%        $6,717          7        $ 3        $ 7,440
International Social Core Equity Portfolio.............     2.66%         7,590          7          4         18,617
Emerging Markets Social Core Equity Portfolio..........     2.29%         6,848         45         22         36,392
Emerging Markets Sustainability Core 1 Portfolio.......     2.94%           621          6         --          1,735

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order_), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

                                                                       REALIZED
                                                                         GAIN
PORTFOLIO                                            PURCHASES  SALES   (LOSS)
---------                                            --------- ------- --------
U.S. Social Core Equity 2 Portfolio.................  $16,531  $24,102  $1,227
U.S. Sustainability Core 1 Portfolio................   41,647   14,633      82
International Sustainability Core 1 Portfolio.......   18,834   12,388    (386)
International Social Core Equity Portfolio..........   19,172   11,544     159
Emerging Markets Social Core Equity Portfolio.......    1,156      490      (2)

J. SECURITIES LENDING:

   As of October 31, 2018, the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                   UNINVESTED
                                                         MARKET  (OVERINVESTED)
                                                         VALUE        CASH
                                                         ------- --------------
 U.S. Social Core Equity 2 Portfolio.................... $72,989        --
 U.S. Sustainability Core 1 Portfolio...................  87,648        --
 International Sustainability Core 1 Portfolio..........  10,500     $(646)
 International Social Core Equity Portfolio.............  13,866        --
 Emerging Markets Social Core Equity Portfolio..........  39,239        --
 Emerging Markets Sustainability Core 1 Portfolio.......   1,286        --

   The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the _Money Market Series_), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                         REMAINING CONTRACTUAL MATURITY OF THE
                                                           AGREEMENTS AS OF OCTOBER 31, 2018
                                               ---------------------------------------------------------
                                               OVERNIGHT AND            BETWEEN
                                                CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                               ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
   Common Stocks.............................. $ 96,612,919     --         --         --    $ 96,612,919
U.S. SUSTAINABILITY CORE 1 PORTFOLIO
   Common Stocks..............................  101,786,387     --         --         --     101,786,387
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
   Common Stocks, Rights/Warrants.............   47,338,400     --         --         --      47,338,400
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants.............   61,575,954     --         --         --      61,575,954
EMERGING MARKETS SOCIAL CORE EQUITY
PORTFOLIO
   Common Stocks..............................   26,678,641     --         --         --      26,678,641
DFA SOCIAL FIXED INCOME PORTFOLIO
   Bonds......................................   10,986,588     --         --         --      10,986,588
EMERGING MARKETS SUSTAINABILITY CORE 1
PORTFOLIO
   Common Stocks..............................      395,145     --         --         --         395,145

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                              DISTRIBUTIONS FROM:
                                                                   ----------------------------------------
                                                                      NET        NET        NET
                                                                   INVESTMENT SHORT-TERM LONG-TERM
                                                                     INCOME     GAINS      GAINS     TOTAL
                                                                   ---------- ---------- --------- --------
U.S. Social Core Equity 2 Portfolio-Institutional Class...........  $(12,378)     --      $(7,378) $(19,756)
U.S. Sustainability Core 1 Portfolio-Institutional Class..........   (15,082)     --       (7,062)  (22,144)
International Sustainability Core 1 Portfolio-Institutional Class.   (15,275)     --           --   (15,275)
International Social Core Equity Portfolio-Institutional Class....   (17,057)     --           --   (17,057)
Emerging Markets Social Core Equity Portfolio-Institutional Class    (25,771)     --           --   (25,771)
DFA Social Fixed Income Portfolio-Institutional Class.............    (1,771)    (33)          --    (1,804)

                                                                 UNDISTRIBUTED
                                                                 NET INVESTMENT
                                                                     INCOME
                                                                 (DISTRIBUTIONS
                                                                  IN EXCESS OF
                                                                 NET INVESTMENT
                                                                    INCOME)
                                                                 --------------
 U.S. Social Core Equity 2 Portfolio............................     $  461
 U.S. Sustainability Core 1 Portfolio...........................        685
 International Sustainability Core 1 Portfolio..................      1,446
 International Social Core Equity Portfolio.....................      1,790
 Emerging Markets Social Core Equity Portfolio..................        259
 DFA Social Fixed Income Portfolio..............................        137

M. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
 U.S. Social Core Equity 2 Portfolio...............      5             77%
 U.S. Sustainability Core 1 Portfolio..............      6             87%
 International Sustainability Core 1 Portfolio.....      4             75%
 International Social Core Equity Portfolio........      4             47%
 Emerging Markets Social Core Equity Portfolio.....      3             37%
 DFA Social Fixed Income Portfolio.................      4             94%

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
 Emerging Markets Sustainability Core 1 Portfolio..      2             88%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, or results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the seven portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings/schedule of investments, of each of the portfolios listed in the table below (seven of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                                     STATEMENT OF         STATEMENT OF         FINANCIAL
                   PORTFOLIO                         OPERATIONS       CHANGES IN NET ASSETS    HIGHLIGHTS
------------------------------------------------- ------------------- ---------------------  ---------------
U.S. Social Core Equity 2 Portfolio               For the year ended  For the years ended    For each of the
U.S. Sustainability Core 1 Portfolio              October 31, 2018    October 31, 2018       periods
International Sustainability Core 1 Portfolio                         and 2017               indicated
International Social Core Equity Portfolio                                                   therein
Emerging Markets Social Core Equity Portfolio
DFA Social Fixed Income Portfolio
Emerging Markets Sustainability Core 1 Portfolio  For the period from March 27, 2018 (commencement of operations) through October 31, 2018

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agent of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                        TERM OF                                                 PORTFOLIOS WITHIN
                                       OFFICE/1/ AND                                              THE DFA FUND
NAME, ADDRESS AND                      LENGTH OF                                                   COMPLEX/2/
YEAR OF BIRTH              POSITION     SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN
-----------------         ------------ -----------    ----------------------------------------  ------------------
George M. Constantinides  Director of  DFADIG-          Leo Melamed Professor of                128 portfolios in
University of Chicago     DFAIDG       Since 1983       Finance, University of Chicago          4 investment
Booth School of Business  and DIG      DIG-             Booth School of Business (since         companies
5807 S. Woodlawn Avenue   Trustee of   Since 1993       1978).
Chicago, IL 60637         DFAITC       DFAITC-
                          and DEM      Since 1992
1947                                   DEM-
                                       Since 1993

Douglas W. Diamond        Director of  DFADIG-          Merton H. Miller Distinguished          128 portfolios in
University of Chicago     DFAIDG       Since June       Service Professor of Finance,           4 investment
Booth School of Business  and DIG      2017 DIG-        University of Chicago Booth             companies
5807 S. Woodlawn Avenue   Trustee of   Since June       School of Business (since 1988).
Chicago, IL 60637         DFAITC       2017             Visiting Scholar, Federal Reserve
                          and DEM      DFAITC-          Bank of Richmond (since 1990).
1953                                   Since June       Formerly, Fischer Black Visiting
                                       2017             Professor of Financial Economics,
                                       DEM-             Alfred P. Sloan School of
                                       Since June       Management, Massachusetts
                                       2017             Institute of Technology (2015 to
                                                        2016).

Roger G. Ibbotson         Director of  DFADIG-          Professor in Practice Emeritus of       128 portfolios in
Yale School of            DFAIDG       Since 1981       Finance, Yale School of                 4 investment
Management                and DIG      DIG-             Management (since 1984).                companies
P.O. Box 208200           Trustee of   Since 1993       Chairman, CIO and Partner, Zebra
New Haven, CT 06520-      DFAITC       DFAITC-          Capital Management, LLC (hedge
8200                      and DEM      Since 1992       fund and asset manager) (since
                                       DEM-             2001). Formerly, Consultant to
1943                                   Since 1993       Morningstar, Inc. (2006-2016).

Edward P. Lazear          Director of  DFADIG-          Distinguished Visiting Fellow,          128 portfolios in
Stanford University       DFAIDG       Since 2010       Becker Friedman Institute for           4 investment
Graduate School of        and DIG      DIG-             Research in Economics, University       companies
Business                  Trustee of   Since 2010       of Chicago (since 2015). Morris
Knight Management         DFAITC       DFAITC-          Arnold Cox Senior Fellow, Hoover
Center, E346              and DEM      Since 2010       Institution (since 2002). Jack
Stanford, CA 94305                     DEM-             Steele Parker Professor of Human
                                       Since 2010       Resources Management and
1948                                                    Economics, Graduate School of
                                                        Business, Stanford University
                                                        (since 1995). Cornerstone
                                                        Research (expert testimony and
                                                        economic and financial analysis)
                                                        (since 2009).

Myron S. Scholes          Director of  DFADIG-          Chief Investment Strategist, Janus      128 portfolios in
c/o Dimensional Fund      DFAIDG       Since 1981       Henderson Investors (since 2014).       4 investment
Advisors LP               and DIG      DIG-             Frank E. Buck Professor of              companies
6300 Bee Cave Road,       Trustee of   Since 1993       Finance, Emeritus, Graduate
Building One              DFAITC       DFAITC-          School of Business, Stanford
Austin, TX 78746          and DEM      Since 1992       University (since 1981).
                                       DEM-
1941                                   Since 1993


                          OTHER DIRECTORSHIPS
                          OF PUBLIC COMPANIES
NAME, ADDRESS AND            HELD DURING
YEAR OF BIRTH                PAST 5 YEARS
-----------------         --------------------
George M. Constantinides  None
University of Chicago
Booth School of Business
5807 S. Woodlawn Avenue
Chicago, IL 60637

1947


Douglas W. Diamond        None
University of Chicago
Booth School of Business
5807 S. Woodlawn Avenue
Chicago, IL 60637

1953






Roger G. Ibbotson         None
Yale School of
Management
P.O. Box 208200
New Haven, CT 06520-
8200

1943

Edward P. Lazear          None
Stanford University
Graduate School of
Business
Knight Management
Center, E346
Stanford, CA 94305

1948






Myron S. Scholes          Formerly, Adviser,
c/o Dimensional Fund      Kuapay, Inc. (2013-
Advisors LP               2014). Formerly,
6300 Bee Cave Road,       Director, American
Building One              Century Fund
Austin, TX 78746          Complex (registered
                          investment
1941                      companies) (43
                          Portfolios) (1980-
                          2014).

                                                                                                   PORTFOLIOS
                                        TERM OF                                                    WITHIN THE
                                       OFFICE/1/ AND                                                DFA FUND
NAME, ADDRESS AND                      LENGTH OF                                                   COMPLEX/2/
YEAR OF BIRTH              POSITION     SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN
-----------------         ------------ -----------    ----------------------------------------  ------------------
Abbie J. Smith            Director of  DFADIG-            Boris and Irene Stern                 128 portfolios in
University of Chicago     DFAIDG       Since 2000         Distinguished Service Professor       4 investment
Booth School of Business  and DIG      DIG-               of Accounting, University of          companies
5807 S. Woodlawn Avenue   Trustee of   Since 2000         Chicago Booth School of
Chicago, IL 60637         DFAITC       DFAITC-            Business (since 1980).
                          and DEM      Since 2000
1953                                   DEM-
                                       Since 2000













                            OTHER DIRECTORSHIPS
NAME, ADDRESS AND         OF PUBLIC COMPANIES HELD
YEAR OF BIRTH               DURING PAST 5 YEARS
-----------------         -------------------------
Abbie J. Smith            Director (since 2000)
University of Chicago     and formerly, Lead
Booth School of Business  Director (May 2014 -
5807 S. Woodlawn Avenue   May 2017), HNI
Chicago, IL 60637         Corporation (formerly
                          known as HON
1953                      Industries Inc.) (office
                          furniture); Director,
                          Ryder System Inc.
                          (transportation,
                          logistics and supply-
                          chain management)
                          (since 2003); and
                          Trustee, UBS Funds (3
                          investment companies
                          within the fund
                          complex) (21
                          portfolios)
                          (since 2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                                                 PORTFOLIOS
                                    TERM OF                                                      WITHIN THE
                                   OFFICE/1/ AND                                                  DFA FUND
NAME, ADDRESS AND                  LENGTH OF                                                     COMPLEX/2/
YEAR OF BIRTH          POSITION     SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN
-----------------     ------------ -----------    ------------------------------------------- ------------------
David G. Booth        Chairman     DFADIG-        Chairman, Director/Trustee, and formerly,   128 portfolios in
6300 Bee Cave Road,   and          Since 1981     President and Co-Chief Executive Officer    4 investment
Building One Austin,  Director of  DIG- Since     (each until March 2017) of Dimensional      companies
TX 78746              DFAIDG       1992           Emerging Markets Value Fund ("DEM"),
                      and DIG      DFAITC-        DFAIDG, Dimensional Investment Group
1946                  Trustee of   Since 1992     Inc. ("DIG") and The DFA Investment
                      DFAITC       DEM-           Trust Company ("DFAITC"). Executive
                      and DEM      Since 1993     Chairman, and formerly, President and
                                                  Co-Chief Executive Officer (each until
                                                  February 2017) of Dimensional Holdings
                                                  Inc., Dimensional Fund Advisors LP and
                                                  DFA Securities LLC (collectively with
                                                  DEM, DFAIDG, DIG and DFAITC, the
                                                  "DFA Entities"). Formerly, Chairman and
                                                  Director (2009-2018), Co-Chief Executive
                                                  Officer (2010 - June 2017) of Dimensional
                                                  Fund Advisors Canada ULC. Trustee,
                                                  University of Chicago (since 2002).
                                                  Trustee, University of Kansas Endowment
                                                  Association (since 2005). Formerly,
                                                  Director of Dimensional Fund Advisors
                                                  Ltd. (2002 - July 2017), DFA Australia
                                                  Limited (1994 - July 2017), Dimensional
                                                  Advisors Ltd. (2012 - July 2017),
                                                  Dimensional Funds plc (2006 - July 2017)
                                                  and Dimensional Funds II plc (2006 - July
                                                  2017). Formerly, Director and President of
                                                  Dimensional Japan Ltd. (2012 - April
                                                  2017). Formerly, President, Dimensional
                                                  SmartNest (US) LLC (2009-2014); and
                                                  Limited Partner, VSC Investors, LLC
                                                  (2007 to 2015). Formerly, Chairman,
                                                  Director, President and Co-Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd. (2010-September
                                                  2017).

                      OTHER DIRECTORSHIPS
                      OF PUBLIC COMPANIES
NAME, ADDRESS AND        HELD DURING
YEAR OF BIRTH            PAST 5 YEARS
-----------------     -------------------
David G. Booth               None
6300 Bee Cave Road,
Building One Austin,
TX 78746

1946































/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                        TERM OF
                                       OFFICE/1/ AND
NAME AND YEAR OF                       LENGTH OF
BIRTH                  POSITION         SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- -----------    ----------------------------------------
Valerie A. Brown  Vice President and   Since 2001      Vice President and Assistant
1967              Assistant Secretary                  Secretary of
                                                          .  all the DFA Entities (since
                                                             2001)
                                                          .  DFA Australia Limited (since
                                                             2002)
                                                          .  Dimensional Fund Advisors Ltd.
                                                             (since 2002)
                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd. (since 2010)
                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd. (since 2012)
                                                          .  Dimensional Hong Kong Limited
                                                             (since 2012)
                                                       Director, Vice President and
                                                       Assistant Secretary (since 2003) of
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC

David P. Butler   Co-Chief Executive   Since 2017      Co-Chief Executive Officer (since
1964              Officer                              2017) of
                                                          .  all the DFA entities
                                                       Director (since 2017) of
                                                          .  Dimensional Holdings Inc.
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC
                                                          .  Dimensional Japan Ltd.
                                                          .  Dimensional Advisors Ltd.
                                                          .  Dimensional Fund Advisors Ltd.
                                                          .  DFA Australia Limited
                                                       Director and Co-Chief Executive
                                                       Officer (since 2017) of
                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd.
                                                       Head of Global Financial Advisor
                                                       Services (since 2007) for
                                                          .  Dimensional Fund Advisors LP

                                                       Formerly, Vice President (2007 -
                                                       2017) of
                                                          .  all the DFA Entities

Stephen A. Clark  Executive Vice       Since 2017      Executive Vice President (since 2017)
1972              President                            of
                                                          .  all the DFA entities
                                                       Director and Vice President (since
                                                       2016) of
                                                          .  Dimensional Japan Ltd.
                                                             President and Director (since
                                                             2016) of
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC
                                                       Vice President (since 2008) and
                                                       Director (since 2016) of
                                                          .  DFA Australia Limited
                                                       Director (since 2016) of
                                                          .  Dimensional Advisors Ltd.
                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd.
                                                          .  Dimensional Hong Kong Limited
                                                       Vice President (since 2016) of
                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd.
                                                       Head of Global Institutional Services
                                                       (since 2014) for
                                                          .  Dimensional Fund Advisors LP

                                                       Formerly, Vice President (2004 -
                                                       2017) of
                                                          .  all the DFA Entities
                                                       Formerly, Vice President (2010 -
                                                       2016) of
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC
                                                       Formerly, Head of Institutional,
                                                       North America (2012 - 2013) for
                                                          .  Dimensional Fund Advisors LP

Christopher S.     Vice President and   Since 2004  Vice President and Global Chief
Crossan            Global Chief                     Compliance Officer (since 2004) of
1965               Compliance Officer                   .  all the DFA Entities
                                                        .  DFA Australia Limited
                                                        .  Dimensional Fund Advisors Ltd.
                                                    Chief Compliance Officer (since 2006)
                                                    and Chief Privacy Officer (since
                                                    2015) of
                                                        .  Dimensional Fund Advisors
                                                           Canada ULC Chief Compliance
                                                           Officer of
                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd. (since 2012)
                                                        .  Dimensional Japan Ltd. (since
                                                           2017)

                                                    Formerly, Vice President and Global
                                                    Chief Compliance Officer (2010 -
                                                    2014) for
                                                        .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,         Vice     Vice President, Chief Financial
1958               Chief Financial      President   Officer, and Treasurer (since 2016) of
                   Officer, and         since 2015      .  all the DFA Entities
                   Treasurer            and Chief       .  Dimensional Advisors Ltd.
                                        Financial       .  Dimensional Fund Advisors Ltd.
                                         Officer        .  Dimensional Hong Kong Limited
                                           and          .  Dimensional Cayman Commodity
                                        Treasurer          Fund I Ltd.
                                        since 2016      .  Dimensional Fund Advisors
                                                           Canada ULC
                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd.
                                                        .  DFA Australia Limited Director
                                                           (since 2016) for
                                                        .  Dimensional Funds plc
                                                        .  Dimensional Funds II plc

                                                    Formerly, interim Chief Financial
                                                    Officer and interim Treasurer
                                                    (2016) of
                                                        .  all the DFA Entities
                                                        .  Dimensional Fund Advisors LP
                                                        .  Dimensional Fund Advisors Ltd.
                                                        .  DFA Australia Limited
                                                        .  Dimensional Advisors Ltd.
                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd.
                                                        .  Dimensional Hong Kong Limited
                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.
                                                        .  Dimensional Fund Advisors
                                                           Canada ULC
                                                    Formerly, Controller (2015 - 2016) of
                                                        .  all the DFA Entities
                                                        .  Dimensional Fund Advisors LP
                                                    Formerly, Vice President (2008 -
                                                    2015) of
                                                        .  T. Rowe Price Group, Inc.
                                                    Formerly, Director of Investment
                                                    Treasury and Treasurer (2008 - 2015)
                                                    of
                                                        .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President and      Vice     Vice President (since 2004) and
1973               Assistant Secretary  President   Assistant Secretary (since 2017) of
                                        since 2004      .  all the DFA Entities
                                           and      Vice President and Assistant
                                        Assistant   Secretary (since 2010) of
                                        Secretary       .  Dimensional Cayman Commodity
                                        since 2017         Fund I Ltd.

Joy Lopez          Vice President and      Vice     Vice President (since 2015) of
1971               Assistant Treasurer  President       .  all the DFA Entities
                                        since 2015  Assistant Treasurer (since 2017) of
                                           and          .  the DFA Fund Complex
                                        Assistant
                                        Treasurer   Formerly, Senior Tax Manager (2013 -
                                        since 2017  2015) for
                                                        .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President       Since 2010  Vice President (since 2010) of
1972                                                    .  all the DFA Entities
                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

Catherine L. Newell  President and       President   President (since 2017) of
1964                 General Counsel     since 2017      .  the DFA Fund Complex
                                            and      General Counsel (since 2001) of
                                          General        .  All the DFA Entities
                                          Counsel    Executive Vice President (since 2017)
                                         since 2001  and Secretary (since 2000) of
                                                         .  Dimensional Fund Advisors LP
                                                         .  Dimensional Holdings Inc.
                                                         .  DFA Securities LLC
                                                         .  Dimensional Investment LLC
                                                     Director (since 2002), Vice President
                                                     (since 1997) and Secretary (since
                                                     2002) of
                                                         .  DFA Australia Limited
                                                         .  Dimensional Fund Advisors Ltd.
                                                     Vice President and Secretary of
                                                         .  Dimensional Fund Advisors
                                                            Canada ULC (since 2003)
                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)
                                                         .  Dimensional Japan Ltd. (since
                                                            2012)
                                                         .  Dimensional Advisors Ltd.
                                                            (since 2012)
                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)
                                                     Director of
                                                         .  Dimensional Funds plc (since
                                                            2002)
                                                         .  Dimensional Funds II plc
                                                            (since 2006)
                                                         .  Director of Dimensional Japan
                                                            Ltd. (since 2012)
                                                         .  Dimensional Advisors Ltd.
                                                            (since 2012)
                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)
                                                         .  Dimensional Hong Kong Limited
                                                            (since 2012)

                                                     Formerly, Vice President and
                                                     Secretary (2010 - 2014) of
                                                         .  Dimensional SmartNest (US) LLC
                                                     Formerly, Vice President (1997 -
                                                     2017) and Secretary (2000 - 2017) of
                                                         .  the DFA Fund Complex
                                                     Formerly, Vice President of
                                                         .  Dimensional Fund Advisors LP
                                                            (1997 - 2017)
                                                         .  Dimensional Holdings Inc.
                                                            (2006 - 2017)
                                                         .  DFA Securities LLC (1997 -
                                                            2017)
                                                         .  Dimensional Investment LLC
                                                            (2009 - 2017)

Selwyn Notelovitz    Vice President and    Since     Vice President and Deputy Chief
1961                 Deputy Chief           2013     Compliance Officer of
                     Compliance Officer                  .  the DFA Fund Complex (since
                                                            2013)
                                                         .  Dimensional Fund Advisors LP
                                                            (since 2012)

Carolyn L. O         Vice President and     Vice     Vice President (since 2010) and
1974                 Secretary           President   Secretary (since 2017) of
                                         since 2010      .  the DFA Fund Complex
                                            and      Vice President (since 2010) and
                                         Secretary   Assistant Secretary (since 2016) of
                                         since 2017      .  Dimensional Fund Advisors LP
                                                         .  Dimensional Holdings Inc.
                                                         .  Dimensional Investment LLC
                                                     Vice President of
                                                         .  DFA Securities LLC (since 2010)
                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)
                                                         .  Dimensional Fund Advisors
                                                            Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive   Co-Chief   Co-Chief Executive Officer and Chief
1976                Officer and Chief   Executive   Investment Officer (since 2017) of
                    Investment Officer   Officer        .  all the DFA Entities
                                        and Chief       .  Dimensional Fund Advisors
                                        Investment         Canada ULC
                                         Officer    Director, Chief Investment Officer
                                        since 2017  and Vice President (since 2017) of
                                                        .  DFA Australia Limited
                                                    Chief Investment Officer (since 2017)
                                                    and Vice President (since 2016) of
                                                        .  Dimensional Japan Ltd.
                                                    Director, Co-Chief Executive Officer
                                                    and Chief Investment Officer (since
                                                    2017) of
                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.
                                                    Director of
                                                        .  Dimensional Funds plc (since
                                                           2014)
                                                        .  Dimensional Fund II plc (since
                                                           2014)
                                                        .  Dimensional Holdings Inc.
                                                           (since 2017)
                                                    Formerly, Co-Chief Investment Officer
                                                    of
                                                        .  Dimensional Japan Ltd. (2016 -
                                                           2017)
                                                        .  DFA Australia Limited (2014 -
                                                           2017)
                                                    Formerly, Executive Vice President
                                                    (2017) and Co-Chief Investment
                                                    Officer (2014 - 2017) of
                                                        .  all the DFA Entities
                                                    Formerly, Vice President (2007 -
                                                    2017) of
                                                        .  all the DFA Entities
                                                    Formerly, Vice President and Co-Chief
                                                    Investment Officer (2014 - 2017) of
                                                        .  Dimensional Fund Advisors
                                                           Canada ULC
                                                    Formerly, Director of
                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                     QUALIFYING
                                                                                                         FOR
                            NET                                                                       CORPORATE
                        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
  U.S. Social
    Core
    Equity 2
    Portfolio.........       0%            0%           43%          0%        0%          43%           100%        100%
  U.S.
    Sustainability
    Core 1
    Portfolio.........       0%            0%           39%          0%        0%          39%           100%        100%
  International
    Sustainability
    Core 1
    Portfolio.........       0%            0%            0%          0%        0%           0%           100%        100%
  International
    Social
    Core
    Equity
    Portfolio.........       0%            0%            0%          0%        0%           0%           100%        100%
  Emerging
    Markets
    Social
    Core
    Equity
    Portfolio.........       0%            0%            0%          0%        0%           0%           100%        100%
  DFA Social
    Fixed
    Income
    Portfolio.........       0%            0%            0%          0%        0%           0%             0%          0%
  Emerging
    Markets
    Sustainability
    Core 1
    Portfolio.........       0%            0%            0%          0%        0%           0%           100%        100%

                                                                     QUALIFYING
                                                                       SHORT-
                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT          GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------  ------------ ---------- ---------- ---------- ----------
  U.S. Social
    Core
    Equity 2
    Portfolio.........       0%          0%        57%         0%        0%
  U.S.
    Sustainability
    Core 1
    Portfolio.........       0%          0%        61%         0%        0%
  International
    Sustainability
    Core 1
    Portfolio.........       0%         10%       100%         0%        0%
  International
    Social
    Core
    Equity
    Portfolio.........       0%         10%       100%         0%        0%
  Emerging
    Markets
    Social
    Core
    Equity
    Portfolio.........       0%         14%       100%         0%        0%
  DFA Social
    Fixed
    Income
    Portfolio.........      42%          0%       100%       100%        0%
  Emerging
    Markets
    Sustainability
    Core 1
    Portfolio.........       0%          0%       100%         0%        0%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103118-014A
                                                                     00218728

                                                                         LOGO

ANNUAL REPORT

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

TAX-MANAGED U.S. EQUITY PORTFOLIO

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

T.A. U.S. CORE EQUITY 2 PORTFOLIO

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY

TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

/s/ David Butler                        /s/ Gerard O'Reilly
DAVID BUTLER                            GERARD O'REILLY
Co-Chief Executive Officer              Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Performance Charts.....................................................   2
   Management's Discussion and Analysis...................................   6
   Disclosure of Fund Expenses............................................  10
   Disclosure of Portfolio Holdings.......................................  12
   Schedule of Investments/Summary Schedules of Portfolio Holdings
       Tax-Managed U.S. Marketwide Value Portfolio........................  14
       Tax-Managed U.S. Equity Portfolio..................................  15
       Tax-Managed U.S. Targeted Value Portfolio..........................  18
       Tax-Managed U.S. Small Cap Portfolio...............................  21
       T.A. U.S. Core Equity 2 Portfolio..................................  24
       Tax-Managed DFA International Value Portfolio......................  27
       T.A. World ex U.S. Core Equity Portfolio...........................  31
   Statements of Assets and Liabilities...................................  37
   Statements of Operations...............................................  39
   Statements of Changes in Net Assets....................................  41
   Financial Highlights...................................................  43
   Notes to Financial Statements..........................................  47
   Report of Independent Registered Public Accounting Firm................  64
THE DFA INVESTMENT TRUST COMPANY
   Performance Charts.....................................................  65
   Management's Discussion and Analysis...................................  66
   Disclosure of Fund Expenses............................................  67
   Disclosure of Portfolio Holdings.......................................  68
   Summary Schedule of Portfolio Holdings
       The Tax-Managed U.S. Marketwide Value Series.......................  69
   Statement of Assets and Liabilities....................................  72
   Statement of Operations................................................  73
   Statements of Changes in Net Assets....................................  74
   Financial Highlights...................................................  75
   Notes to Financial Statements..........................................  76
   Report of Independent Registered Public Accounting Firm................  84
FUND MANAGEMENT...........................................................  85
   Board of Independent Directors or Trustees Table.......................  86
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................  92
NOTICE TO SHAREHOLDERS....................................................  93

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment
Abbreviations
P.L.C.                Public Limited Company
ADR                   American Depositary Receipt
SA                    Special Assessment
GDR                   Global Depositary Receipt

Investment Footnotes
+                     See Note B to Financial Statements.
++                    Calculated as a percentage of total net assets.
                      Percentages shown parenthetically next to the category
                      headings have been calculated as a percentage of total
                      investments. "Other Securities" are those securities
                      that are not among the top 50 holdings in unaffiliated
                      issuers of the Fund or do not represent more than 1.0%
                      of the net assets of the Fund. Some of the individual
                      securities within this category may include Total or
                      Partial Securities on Loan and/or Non-Income Producing
                      Securities.
*                     Non-Income Producing Securities.
#                     Total or Partial Securities on Loan.
>>                    Securities that have generally been fair value factored.
                      See Note B to Financial Statements.
@                     Security purchased with cash proceeds from Securities on
                      Loan.
(S)                   Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------

(A)    Computed using average shares outstanding.
(B) Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO VS.
RUSSELL 3000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

             Tax-Managed U.S. Marketwide       Russell 3000/R/
                  Value Portfolio               Value Index
             ---------------------------      ----------------
10/31/2008             $10,000                    $10,000
11/30/2008               9,008                      9,247
12/31/2008               9,310                      9,410
 1/31/2009               8,096                      8,306
 2/28/2009               7,006                      7,193
 3/31/2009               7,743                      7,810
 4/30/2009               9,078                      8,679
 5/31/2009               9,760                      9,187
 6/30/2009               9,632                      9,123
 7/31/2009              10,608                      9,893
 8/31/2009              11,313                     10,407
 9/30/2009              11,826                     10,818
10/31/2009              11,254                     10,456
11/30/2009              11,777                     11,025
12/31/2009              12,202                     11,269
 1/31/2010              11,862                     10,951
 2/28/2010              12,407                     11,310
 3/31/2010              13,384                     12,063
 4/30/2010              13,901                     12,420
 5/31/2010              12,711                     11,397
 6/30/2010              11,739                     10,725
 7/31/2010              12,678                     11,455
 8/31/2010              11,846                     10,935
 9/30/2010              13,023                     11,808
10/31/2010              13,523                     12,171
11/30/2010              13,553                     12,136
12/31/2010              14,835                     13,098
 1/31/2011              15,200                     13,370
 2/28/2011              16,058                     13,879
 3/31/2011              16,158                     13,945
 4/30/2011              16,533                     14,304
 5/31/2011              16,276                     14,144
 6/30/2011              15,991                     13,850
 7/31/2011              15,307                     13,390
 8/31/2011              14,028                     12,526
 9/30/2011              12,602                     11,546
10/31/2011              14,354                     12,894
11/30/2011              14,245                     12,831
12/31/2011              14,379                     13,085
 1/31/2012              15,131                     13,609
 2/29/2012              15,932                     14,124
 3/31/2012              16,267                     14,544
 4/30/2012              15,966                     14,391
 5/31/2012              14,840                     13,545
 6/30/2012              15,620                     14,215
 7/31/2012              15,751                     14,340
 8/31/2012              16,347                     14,661
 9/30/2012              16,936                     15,131
10/31/2012              16,987                     15,048
11/30/2012              17,088                     15,046
12/31/2012              17,576                     15,381
 1/31/2013              18,741                     16,374
 2/28/2013              19,027                     16,605
 3/31/2013              19,972                     17,266
 4/30/2013              20,105                     17,505
 5/31/2013              20,760                     17,960
 6/30/2013              20,632                     17,808
 7/31/2013              21,886                     18,784
 8/31/2013              21,238                     18,062
 9/30/2013              22,012                     18,561
10/31/2013              23,053                     19,357
11/30/2013              24,002                     19,914
12/31/2013              24,660                     20,408
 1/31/2014              23,686                     19,678
 2/28/2014              24,557                     20,533
 3/31/2014              24,909                     21,004
 4/30/2014              24,971                     21,145
 5/31/2014              25,553                     21,441
 6/30/2014              26,213                     22,031
 7/31/2014              25,796                     21,578
 8/31/2014              26,744                     22,383
 9/30/2014              26,056                     21,839
10/31/2014              26,506                     22,407
11/30/2014              26,852                     22,822
12/31/2014              27,108                     22,999
 1/31/2015              25,752                     22,077
 2/28/2015              27,613                     23,142
 3/31/2015              27,343                     22,881
 4/30/2015              27,617                     23,039
 5/31/2015              28,039                     23,309
 6/30/2015              27,748                     22,882
 7/31/2015              27,822                     22,922
 8/31/2015              26,064                     21,576
 9/30/2015              25,242                     20,917
10/31/2015              27,231                     22,462
11/30/2015              27,284                     22,592
12/31/2015              26,365                     22,049
 1/31/2016              24,675                     20,883
 2/29/2016              24,622                     20,889
 3/31/2016              26,345                     22,412
 4/30/2016              27,001                     22,883
 5/31/2016              27,312                     23,243
 6/30/2016              27,287                     23,435
 7/31/2016              28,020                     24,158
 8/31/2016              28,312                     24,375
 9/30/2016              28,431                     24,343
10/31/2016              27,954                     23,934
11/30/2016              30,079                     25,437
12/31/2016              30,891                     26,106
 1/31/2017              31,259                     26,262
 2/28/2017              32,106                     27,160
 3/31/2017              31,836                     26,887
 4/30/2017              32,138                     26,849
 5/31/2017              32,015                     26,758
 6/30/2017              32,559                     27,233
 7/31/2017              33,053                     27,581
 8/31/2017              32,728                     27,234
 9/30/2017              33,925                     28,123
10/31/2017              34,218                     28,314
11/30/2017              35,472                     29,177
12/31/2017              36,145                     29,550
 1/31/2018              37,969                     30,635
 2/28/2018              36,040                     29,167
 3/31/2018              35,285                     28,717
 4/30/2018              35,450                     28,842
 5/31/2018              35,802                     29,127
 6/30/2018              35,765                     29,208         Past performance is not predictive of
 7/31/2018              37,239                     30,315         future performance.
 8/31/2018              37,946                     30,784
 9/30/2018              38,011                     30,783         The returns shown do not reflect the
10/31/2018              35,618                     29,103         deduction of taxes that a shareholder
                                                                  would pay on fund distributions or the
                                                                  redemption of fund shares.
         AVERAGE ANNUAL      ONE       FIVE       TEN
         TOTAL RETURN        YEAR      YEARS     YEARS            Russell data copyright (C) Russell
         ---------------------------------------------------      Investment Group 1995-2018, all
                             4.09%     9.09%     13.54%           rights reserved.

--------------------------------------------------------------------------------
TAX-MANAGED U.S. EQUITY PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

                 Tax-Managed U.S. Equity         Russell 3000/R/
                        Portfolio                    Index
              ---------------------------      ----------------
10/31/2008             $10,000                    $10,000
11/30/2008               9,305                      9,211
12/31/2008               9,472                      9,387
 1/31/2009               8,682                      8,599
 2/28/2009               7,804                      7,698
 3/31/2009               8,444                      8,373
 4/30/2009               9,140                      9,254
 5/31/2009               9,582                      9,747
 6/30/2009               9,632                      9,781
 7/31/2009              10,351                     10,542
 8/31/2009              10,657                     10,919
 9/30/2009              11,088                     11,376
10/31/2009              10,830                     11,083
11/30/2009              11,434                     11,713
12/31/2009              11,759                     12,047
 1/31/2010              11,331                     11,613
 2/28/2010              11,710                     12,006
 3/31/2010              12,440                     12,763
 4/30/2010              12,690                     13,039
 5/31/2010              11,692                     12,009
 6/30/2010              11,028                     11,318
 7/31/2010              11,800                     12,104
 8/31/2010              11,229                     11,534
 9/30/2010              12,297                     12,623
10/31/2010              12,790                     13,117
11/30/2010              12,871                     13,192
12/31/2010              13,735                     14,087
 1/31/2011              14,028                     14,394
 2/28/2011              14,535                     14,918
 3/31/2011              14,601                     14,986
 4/30/2011              15,037                     15,432
 5/31/2011              14,855                     15,256
 6/30/2011              14,608                     14,982
 7/31/2011              14,272                     14,639
 8/31/2011              13,415                     13,760
 9/30/2011              12,421                     12,693
10/31/2011              13,803                     14,153
11/30/2011              13,793                     14,115
12/31/2011              13,897                     14,231
 1/31/2012              14,567                     14,949
 2/29/2012              15,206                     15,582
 3/31/2012              15,660                     16,062
 4/30/2012              15,546                     15,957
 5/31/2012              14,574                     14,971
 6/30/2012              15,132                     15,557
 7/31/2012              15,298                     15,711
 8/31/2012              15,683                     16,103
 9/30/2012              16,106                     16,526
10/31/2012              15,814                     16,241
11/30/2012              15,939                     16,367
12/31/2012              16,118                     16,567
 1/31/2013              17,002                     17,476
 2/28/2013              17,222                     17,708
 3/31/2013              17,897                     18,402
 4/30/2013              18,171                     18,703
 5/31/2013              18,656                     19,144
 6/30/2013              18,428                     18,896
 7/31/2013              19,445                     19,932
 8/31/2013              18,894                     19,375
 9/30/2013              19,583                     20,095
10/31/2013              20,423                     20,949
11/30/2013              21,072                     21,557
12/31/2013              21,626                     22,126
 1/31/2014              20,888                     21,427
 2/28/2014              21,861                     22,443
 3/31/2014              21,999                     22,562
 4/30/2014              22,009                     22,590
 5/31/2014              22,492                     23,083
 6/30/2014              23,044                     23,661
 7/31/2014              22,592                     23,195
 8/31/2014              23,529                     24,168
 9/30/2014              23,085                     23,664
10/31/2014              23,669                     24,315
11/30/2014              24,242                     24,904
12/31/2014              24,219                     24,904
 1/31/2015              23,468                     24,211
 2/28/2015              24,904                     25,613
 3/31/2015              24,605                     25,352
 4/30/2015              24,779                     25,467
 5/31/2015              25,128                     25,819
 6/30/2015              24,713                     25,387
 7/31/2015              25,108                     25,812
 8/31/2015              23,595                     24,254
 9/30/2015              22,899                     23,547
10/31/2015              24,727                     25,407
11/30/2015              24,859                     25,548
12/31/2015              24,329                     25,023
 1/31/2016              23,000                     23,611
 2/29/2016              22,989                     23,604
 3/31/2016              24,550                     25,266
 4/30/2016              24,695                     25,422
 5/31/2016              25,129                     25,877
 6/30/2016              25,120                     25,930
 7/31/2016              26,093                     26,959
 8/31/2016              26,193                     27,028
 9/30/2016              26,232                     27,071
10/31/2016              25,727                     26,485
11/30/2016              26,916                     27,670
12/31/2016              27,414                     28,210
 1/31/2017              27,944                     28,741
 2/28/2017              28,970                     29,810
 3/31/2017              29,001                     29,830
 4/30/2017              29,307                     30,146
 5/31/2017              29,646                     30,455
 6/30/2017              29,871                     30,730
 7/31/2017              30,439                     31,309
 8/31/2017              30,473                     31,370
 9/30/2017              31,241                     32,135
10/31/2017              31,972                     32,836
11/30/2017              32,942                     33,833
12/31/2017              33,291                     34,171
 1/31/2018              35,172                     35,972
 2/28/2018              33,910                     34,646
 3/31/2018              33,130                     33,951
 4/30/2018              33,245                     34,080
 5/31/2018              34,142                     35,042
 6/30/2018              34,310                     35,271           Past performance is not predictive of
 7/31/2018              35,510                     36,442           future performance.
 8/31/2018              36,745                     37,721
 9/30/2018              36,853                     37,784           The returns shown do not reflect the
10/31/2018              34,108                     35,002           deduction of taxes that a shareholder
                                                                    would pay on fund distributions or the
                                                                    redemption of fund shares.
         AVERAGE ANNUAL       ONE       FIVE        TEN
         TOTAL RETURN         YEAR      YEARS      YEARS            Russell data copyright (C) Russell
         -----------------------------------------------------      Investment Group 1995-2018, all
                              6.68%     10.80%     13.05%           rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018


                                    [CHART]

             Tax-Managed U.S. Targeted          Russell 2000/R/
                  Value Portfolio                 Value Index
             ---------------------------        -----------------
10/31/2008            $10,000                       $10,000
11/30/2008              8,702                         8,842
12/31/2008              9,181                         9,386
 1/31/2009              7,935                         8,045
 2/28/2009              6,835                         6,928
 3/31/2009              7,456                         7,543
 4/30/2009              8,853                         8,740
 5/31/2009              9,211                         8,928
 6/30/2009              9,171                         8,900
 7/31/2009             10,247                         9,930
 8/31/2009             10,740                        10,400
 9/30/2009             11,308                        10,921
10/31/2009             10,541                        10,196
11/30/2009             10,893                        10,520
12/31/2009             11,719                        11,317
 1/31/2010             11,429                        10,985
 2/28/2010             12,086                        11,495
 3/31/2010             13,066                        12,451
 4/30/2010             14,035                        13,322
 5/31/2010             12,840                        12,196
 6/30/2010             11,678                        11,132
 7/31/2010             12,591                        11,926
 8/31/2010             11,600                        11,030
 9/30/2010             12,970                        12,214
10/31/2010             13,537                        12,687
11/30/2010             14,062                        13,009
12/31/2010             15,285                        14,090
 1/31/2011             15,349                        14,098
 2/28/2011             16,218                        14,814
 3/31/2011             16,517                        15,020
 4/30/2011             16,808                        15,264
 5/31/2011             16,410                        14,990
 6/30/2011             16,084                        14,622
 7/31/2011             15,578                        14,138
 8/31/2011             14,010                        12,889
 9/30/2011             12,344                        11,482
10/31/2011             14,292                        13,136
11/30/2011             14,264                        13,110
12/31/2011             14,403                        13,315
 1/31/2012             15,328                        14,200
 2/29/2012             15,902                        14,412
 3/31/2012             16,226                        14,859
 4/30/2012             15,961                        14,644
 5/31/2012             14,792                        13,749
 6/30/2012             15,377                        14,412
 7/31/2012             15,320                        14,264
 8/31/2012             16,010                        14,704
 9/30/2012             16,528                        15,228
10/31/2012             16,492                        15,037
11/30/2012             16,809                        15,083
12/31/2012             17,412                        15,719
 1/31/2013             18,595                        16,656
 2/28/2013             18,930                        16,846
 3/31/2013             19,845                        17,547
 4/30/2013             19,688                        17,530
 5/31/2013             20,640                        18,054
 6/30/2013             20,496                        17,981
 7/31/2013             21,949                        19,136
 8/31/2013             21,136                        18,290
 9/30/2013             22,322                        19,346
10/31/2013             23,188                        19,975
11/30/2013             24,353                        20,754
12/31/2013             25,050                        21,145
 1/31/2014             23,827                        20,327
 2/28/2014             25,011                        21,258
 3/31/2014             25,352                        21,521
 4/30/2014             24,898                        20,967
 5/31/2014             25,244                        21,100
 6/30/2014             26,276                        22,034
 7/31/2014             24,988                        20,701
 8/31/2014             26,299                        21,601
 9/30/2014             24,795                        20,144
10/31/2014             25,761                        21,551
11/30/2014             25,730                        21,451
12/31/2014             26,103                        22,037
 1/31/2015             24,983                        21,120
 2/28/2015             26,747                        22,100
 3/31/2015             27,228                        22,473
 4/30/2015             26,841                        21,993
 5/31/2015             27,292                        22,176
 6/30/2015             27,325                        22,205
 7/31/2015             26,953                        21,592
 8/31/2015             25,812                        20,532
 9/30/2015             24,827                        19,821
10/31/2015             26,247                        20,931
11/30/2015             26,775                        21,526
12/31/2015             25,238                        20,391
 1/31/2016             23,512                        19,021
 2/29/2016             23,775                        19,151
 3/31/2016             25,616                        20,738
 4/30/2016             25,879                        21,178
 5/31/2016             26,158                        21,566
 6/30/2016             25,818                        21,631
 7/31/2016             27,000                        22,798
 8/31/2016             27,357                        23,365
 9/30/2016             27,585                        23,549
10/31/2016             26,826                        22,775
11/30/2016             30,261                        25,798
12/31/2016             31,254                        26,863
 1/31/2017             31,245                        26,672
 2/28/2017             31,571                        27,057
 3/31/2017             31,404                        26,828
 4/30/2017             31,439                        26,934
 5/31/2017             30,574                        26,095
 6/30/2017             31,540                        27,008
 7/31/2017             31,849                        27,179
 8/31/2017             31,115                        26,511
 9/30/2017             33,286                        28,388
10/31/2017             33,641                        28,425
11/30/2017             34,598                        29,248
12/31/2017             34,716                        28,969
 1/31/2018             35,521                        29,326
 2/28/2018             33,874                        27,860
 3/31/2018             34,114                        28,204
 4/30/2018             34,234                        28,693
 5/31/2018             35,828                        30,362
 6/30/2018             35,734                        30,546          Past performance is not predictive of
 7/31/2018             36,496                        31,085          future performance.
 8/31/2018             37,304                        31,826
 9/30/2018             36,237                        31,036          The returns shown do not reflect the
10/31/2018             32,746                        28,257          deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
                                                                     redemption of fund shares.
         AVERAGE ANNUAL        ONE        FIVE       TEN
         TOTAL RETURN          YEAR       YEARS     YEARS            Russell data copyright (C) Russell
         ------------------------------------------------------      Investment Group 1995-2018, all
                              -2.66%      7.15%     12.59%           rights reserved.

--------------------------------------------------------------------------------
TAX-MANAGED U.S. SMALL CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                  Tax-Managed U.S. Small         Russell 2000/R/
                     Cap Portfolio                   Index
               ---------------------------      ----------------
10/31/2008             $10,000                      $10,000
11/30/2008               8,737                        8,817
12/31/2008               9,115                        9,329
 1/31/2009               8,046                        8,291
 2/28/2009               7,059                        7,284
 3/31/2009               7,745                        7,934
 4/30/2009               9,014                        9,160
 5/31/2009               9,288                        9,437
 6/30/2009               9,516                        9,575
 7/31/2009              10,417                       10,497
 8/31/2009              10,608                       10,798
 9/30/2009              11,178                       11,421
10/31/2009              10,398                       10,646
11/30/2009              10,641                       10,980
12/31/2009              11,509                       11,864
 1/31/2010              11,131                       11,427
 2/28/2010              11,624                       11,942
 3/31/2010              12,555                       12,914
 4/30/2010              13,376                       13,644
 5/31/2010              12,337                       12,610
 6/30/2010              11,389                       11,632
 7/31/2010              12,198                       12,432
 8/31/2010              11,235                       11,511
 9/30/2010              12,631                       12,946
10/31/2010              13,165                       13,475
11/30/2010              13,731                       13,943
12/31/2010              14,800                       15,050
 1/31/2011              14,787                       15,011
 2/28/2011              15,633                       15,834
 3/31/2011              16,118                       16,244
 4/30/2011              16,454                       16,673
 5/31/2011              16,112                       16,361
 6/30/2011              15,852                       15,984
 7/31/2011              15,355                       15,406
 8/31/2011              13,953                       14,066
 9/30/2011              12,401                       12,489
10/31/2011              14,284                       14,379
11/30/2011              14,232                       14,327
12/31/2011              14,351                       14,421
 1/31/2012              15,319                       15,440
 2/29/2012              15,696                       15,810
 3/31/2012              16,145                       16,215
 4/30/2012              15,924                       15,964
 5/31/2012              14,897                       14,908
 6/30/2012              15,548                       15,651
 7/31/2012              15,437                       15,435
 8/31/2012              15,965                       15,950
 9/30/2012              16,518                       16,474
10/31/2012              16,276                       16,116
11/30/2012              16,452                       16,202
12/31/2012              17,012                       16,779
 1/31/2013              18,042                       17,829
 2/28/2013              18,260                       18,026
 3/31/2013              19,111                       18,858
 4/30/2013              18,959                       18,789
 5/31/2013              19,916                       19,540
 6/30/2013              19,924                       19,440
 7/31/2013              21,411                       20,801
 8/31/2013              20,730                       20,140
 9/30/2013              22,045                       21,425
10/31/2013              22,714                       21,964
11/30/2013              23,892                       22,844
12/31/2013              24,391                       23,293
 1/31/2014              23,342                       22,648
 2/28/2014              24,371                       23,715
 3/31/2014              24,538                       23,554
 4/30/2014              23,767                       22,640
 5/31/2014              23,887                       22,822
 6/30/2014              24,907                       24,036
 7/31/2014              23,436                       22,581
 8/31/2014              24,568                       23,701
 9/30/2014              23,257                       22,267
10/31/2014              24,664                       23,735
11/30/2014              24,690                       23,756
12/31/2014              25,338                       24,433
 1/31/2015              24,253                       23,647
 2/28/2015              25,815                       25,051
 3/31/2015              26,300                       25,488
 4/30/2015              25,720                       24,838
 5/31/2015              26,150                       25,405
 6/30/2015              26,426                       25,595
 7/31/2015              26,008                       25,297
 8/31/2015              24,741                       23,708
 9/30/2015              23,826                       22,545
10/31/2015              25,233                       23,815
11/30/2015              25,892                       24,589
12/31/2015              24,468                       23,355
 1/31/2016              22,927                       21,301
 2/29/2016              23,129                       21,300
 3/31/2016              24,840                       23,000
 4/30/2016              25,071                       23,361
 5/31/2016              25,381                       23,887
 6/30/2016              25,282                       23,872
 7/31/2016              26,498                       25,298
 8/31/2016              26,888                       25,745
 9/30/2016              27,027                       26,032
10/31/2016              26,179                       24,794
11/30/2016              29,398                       27,559
12/31/2016              30,338                       28,331
 1/31/2017              30,241                       28,443
 2/28/2017              30,605                       28,992
 3/31/2017              30,523                       29,030
 4/30/2017              30,813                       29,348
 5/31/2017              30,062                       28,751
 6/30/2017              30,884                       29,745
 7/31/2017              31,130                       29,966
 8/31/2017              30,474                       29,585
 9/30/2017              32,658                       31,431
10/31/2017              33,106                       31,699
11/30/2017              34,098                       32,612
12/31/2017              33,940                       32,481
 1/31/2018              34,718                       33,330
 2/28/2018              33,193                       32,039
 3/31/2018              33,473                       32,454
 4/30/2018              33,689                       32,734
 5/31/2018              35,454                       34,721
 6/30/2018              35,650                       34,970         Past performance is not predictive of
 7/31/2018              36,454                       35,579         future performance.
 8/31/2018              37,759                       37,113
 9/30/2018              36,760                       36,221         The returns shown do not reflect the
10/31/2018              33,145                       32,286         deduction of taxes that a shareholder
                                                                    would pay on fund distributions or the
                                                                    redemption of fund shares.
         AVERAGE ANNUAL       ONE        FIVE       TEN
         TOTAL RETURN         YEAR       YEARS     YEARS            Russell data copyright (C) Russell
         -----------------------------------------------------      Investment Group 1995-2018, all
                              0.12%      7.85%     12.73%           rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
T.A. U.S. CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                   [CHART]

               T.A. U.S. Core Equity          Russell 3000/R/
                    2 Portfolio                   Index
             -------------------------       -----------------
10/31/2008           $10,000                     $10,000
11/30/2008             9,111                       9,211
12/31/2008             9,395                       9,387
 1/31/2009             8,420                       8,599
 2/28/2009             7,446                       7,698
 3/31/2009             8,187                       8,373
 4/30/2009             9,295                       9,254
 5/31/2009             9,696                       9,747
 6/30/2009             9,704                       9,781
 7/31/2009            10,575                      10,542
 8/31/2009            11,010                      10,919
 9/30/2009            11,546                      11,376
10/31/2009            11,045                      11,083
11/30/2009            11,546                      11,713
12/31/2009            12,090                      12,047
 1/31/2010            11,700                      11,613
 2/28/2010            12,188                      12,006
 3/31/2010            13,058                      12,763
 4/30/2010            13,546                      13,039
 5/31/2010            12,455                      12,009
 6/30/2010            11,580                      11,318
 7/31/2010            12,445                      12,104
 8/31/2010            11,694                      11,534
 9/30/2010            12,927                      12,623
10/31/2010            13,419                      13,117
11/30/2010            13,648                      13,192
12/31/2010            14,710                      14,087
 1/31/2011            15,007                      14,394
 2/28/2011            15,683                      14,918
 3/31/2011            15,874                      14,986
 4/30/2011            16,254                      15,432
 5/31/2011            15,990                      15,256
 6/30/2011            15,675                      14,982
 7/31/2011            15,145                      14,639
 8/31/2011            14,001                      13,760
 9/30/2011            12,674                      12,693
10/31/2011            14,354                      14,153
11/30/2011            14,304                      14,115
12/31/2011            14,422                      14,231
 1/31/2012            15,208                      14,949
 2/29/2012            15,877                      15,582
 3/31/2012            16,258                      16,062
 4/30/2012            16,090                      15,957
 5/31/2012            14,984                      14,971
 6/30/2012            15,576                      15,557
 7/31/2012            15,644                      15,711
 8/31/2012            16,149                      16,103
 9/30/2012            16,634                      16,526
10/31/2012            16,482                      16,241
11/30/2012            16,651                      16,367
12/31/2012            17,008                      16,567
 1/31/2013            18,100                      17,476
 2/28/2013            18,305                      17,708
 3/31/2013            19,078                      18,402
 4/30/2013            19,232                      18,703
 5/31/2013            19,933                      19,144
 6/30/2013            19,752                      18,896
 7/31/2013            20,936                      19,932
 8/31/2013            20,284                      19,375
 9/30/2013            21,154                      20,095
10/31/2013            22,016                      20,949
11/30/2013            22,756                      21,557
12/31/2013            23,395                      22,126
 1/31/2014            22,539                      21,427
 2/28/2014            23,605                      22,443
 3/31/2014            23,858                      22,562
 4/30/2014            23,736                      22,590
 5/31/2014            24,174                      23,083
 6/30/2014            24,928                      23,661
 7/31/2014            24,225                      23,195
 8/31/2014            25,244                      24,168
 9/30/2014            24,436                      23,664
10/31/2014            25,071                      24,315
11/30/2014            25,512                      24,904
12/31/2014            25,632                      24,904
 1/31/2015            24,697                      24,211
 2/28/2015            26,297                      25,613
 3/31/2015            26,197                      25,352
 4/30/2015            26,251                      25,467
 5/31/2015            26,594                      25,819
 6/30/2015            26,259                      25,387
 7/31/2015            26,259                      25,812
 8/31/2015            24,775                      24,254
 9/30/2015            23,918                      23,547
10/31/2015            25,608                      25,407
11/30/2015            25,844                      25,548
12/31/2015            24,984                      25,023
 1/31/2016            23,467                      23,611
 2/29/2016            23,631                      23,604
 3/31/2016            25,316                      25,266
 4/30/2016            25,536                      25,422
 5/31/2016            25,940                      25,877
 6/30/2016            25,812                      25,930
 7/31/2016            26,863                      26,959
 8/31/2016            27,084                      27,028
 9/30/2016            27,128                      27,071
10/31/2016            26,518                      26,485
11/30/2016            28,461                      27,670
12/31/2016            29,058                      28,210
 1/31/2017            29,485                      28,741
 2/28/2017            30,322                      29,810
 3/31/2017            30,260                      29,830
 4/30/2017            30,502                      30,146
 5/31/2017            30,484                      30,455
 6/30/2017            30,935                      30,730
 7/31/2017            31,403                      31,309
 8/31/2017            31,178                      31,370
 9/30/2017            32,406                      32,135
10/31/2017            33,008                      32,836
11/30/2017            34,135                      33,833
12/31/2017            34,526                      34,171
 1/31/2018            36,088                      35,972
 2/28/2018            34,678                      34,646
 3/31/2018            34,211                      33,951
 4/30/2018            34,230                      34,080
 5/31/2018            35,165                      35,042
 6/30/2018            35,270                      35,271          Past performance is not predictive of
 7/31/2018            36,419                      36,442          future performance.
 8/31/2018            37,568                      37,721
 9/30/2018            37,381                      37,784          The returns shown do not reflect the
10/31/2018            34,344                      35,002          deduction of taxes that a shareholder
                                                                  would pay on fund distributions or the
                                                                  redemption of fund shares.
         AVERAGE ANNUAL      ONE       FIVE       TEN
         TOTAL RETURN        YEAR      YEARS     YEARS            Russell data copyright (C) Russell
         ---------------------------------------------------      Investment Group 1995-2018, all
                             4.05%     9.30%     13.13%           rights reserved.

--------------------------------------------------------------------------------
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                          [CHART]

            Tax-Managed DFA International         MSCI World ex USA
                  Value Portfolio                Index (net dividends)
            -----------------------------        ---------------------
10/31/2008            $10,000                         $10,000
11/30/2008              9,346                           9,458
12/31/2008             10,007                           9,956
 1/31/2009              8,672                           9,027
 2/28/2009              7,577                           8,113
 3/31/2009              8,332                           8,648
 4/30/2009              9,833                           9,763
 5/31/2009             11,295                          10,998
 6/30/2009             11,143                          10,884
 7/31/2009             12,442                          11,906
 8/31/2009             13,116                          12,477
 9/30/2009             13,756                          12,992
10/31/2009             13,227                          12,783
11/30/2009             13,619                          13,099
12/31/2009             13,788                          13,308
 1/31/2010             12,971                          12,684
 2/28/2010             13,010                          12,672
 3/31/2010             13,994                          13,487
 4/30/2010             13,757                          13,286
 5/31/2010             12,149                          11,820
 6/30/2010             11,943                          11,649
 7/31/2010             13,365                          12,726
 8/31/2010             12,724                          12,345
 9/30/2010             14,082                          13,530
10/31/2010             14,594                          14,012
11/30/2010             13,901                          13,418
12/31/2010             15,196                          14,499
 1/31/2011             15,842                          14,811
 2/28/2011             16,367                          15,360
 3/31/2011             15,933                          15,052
 4/30/2011             16,763                          15,872
 5/31/2011             16,126                          15,402
 6/30/2011             15,859                          15,182
 7/31/2011             15,355                          14,932
 8/31/2011             13,729                          13,670
 9/30/2011             12,242                          12,297
10/31/2011             13,454                          13,493
11/30/2011             13,029                          12,869
12/31/2011             12,656                          12,729
 1/31/2012             13,503                          13,416
 2/29/2012             14,245                          14,154
 3/31/2012             14,124                          14,049
 4/30/2012             13,600                          13,810
 5/31/2012             11,904                          12,236
 6/30/2012             12,751                          13,038
 7/31/2012             12,687                          13,200
 8/31/2012             13,209                          13,577
 9/30/2012             13,666                          13,989
10/31/2012             13,827                          14,087
11/30/2012             14,031                          14,383
12/31/2012             14,725                          14,818
 1/31/2013             15,448                          15,547
 2/28/2013             14,962                          15,392
 3/31/2013             14,988                          15,514
 4/30/2013             15,711                          16,220
 5/31/2013             15,495                          15,857
 6/30/2013             14,941                          15,263
 7/31/2013             15,939                          16,075
 8/31/2013             15,830                          15,868
 9/30/2013             17,041                          16,989
10/31/2013             17,614                          17,559
11/30/2013             17,680                          17,667
12/31/2013             18,060                          17,933
 1/31/2014             17,396                          17,209
 2/28/2014             18,370                          18,148
 3/31/2014             18,245                          18,067
 4/30/2014             18,515                          18,352
 5/31/2014             18,717                          18,636
 6/30/2014             18,949                          18,901
 7/31/2014             18,515                          18,564
 8/31/2014             18,504                          18,579
 9/30/2014             17,674                          17,816
10/31/2014             17,387                          17,532
11/30/2014             17,376                          17,748
12/31/2014             16,699                          17,158
 1/31/2015             16,584                          17,097
 2/28/2015             17,772                          18,118
 3/31/2015             17,384                          17,816
 4/30/2015             18,320                          18,587
 5/31/2015             18,320                          18,426
 6/30/2015             17,799                          17,902
 7/31/2015             17,623                          18,186
 8/31/2015             16,320                          16,861
 9/30/2015             15,177                          16,010
10/31/2015             16,356                          17,214
11/30/2015             16,144                          16,940
12/31/2015             15,626                          16,637
 1/31/2016             14,415                          15,491
 2/29/2016             13,940                          15,275
 3/31/2016             14,994                          16,312
 4/30/2016             15,733                          16,837
 5/31/2016             15,435                          16,646
 6/30/2016             14,867                          16,140
 7/31/2016             15,523                          16,934
 8/31/2016             15,935                          16,950
 9/30/2016             16,111                          17,156
10/31/2016             16,307                          16,823
11/30/2016             16,380                          16,553
12/31/2016             16,908                          17,094
 1/31/2017             17,644                          17,603
 2/28/2017             17,509                          17,806
 3/31/2017             17,903                          18,258
 4/30/2017             18,173                          18,646
 5/31/2017             18,481                          19,267
 6/30/2017             18,682                          19,286
 7/31/2017             19,543                          19,860
 8/31/2017             19,506                          19,855
 9/30/2017             20,215                          20,370
10/31/2017             20,567                          20,648
11/30/2017             20,755                          20,857
12/31/2017             21,296                          21,232
 1/31/2018             22,533                          22,221
 2/28/2018             21,270                          21,165
 3/31/2018             21,020                          20,799
 4/30/2018             21,552                          21,276
 5/31/2018             20,817                          20,873
 6/30/2018             20,338                          20,644
 7/31/2018             20,968                          21,151             Past performance is not predictive of
 8/31/2018             20,248                          20,751             future performance.
 9/30/2018             20,597                          20,914
10/31/2018             18,867                          19,252             The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
                                                                          would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE        TEN              redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS      YEARS
          ---------------------------------------------------------       MSCI data copyright MSCI 2018, all
                                -8.27%       1.38%      6.55%             rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                    [CHART]

              T.A. World Ex U.S. Core       MSCI ALL Country World ex
                  Equity Portfolio          USA Index (net dividends)
            ---------------------------     -------------------------
10/31/2008          $10,000                          $10,000
11/30/2008            9,418                            9,422
12/31/2008           10,145                            9,958
 1/31/2009            9,077                            9,078
 2/28/2009            8,164                            8,231
 3/31/2009            9,012                            8,892
 4/30/2009           10,445                           10,103
 5/31/2009           12,120                           11,471
 6/30/2009           12,006                           11,345
 7/31/2009           13,297                           12,454
 8/31/2009           13,838                           12,915
 9/30/2009           14,641                           13,578
10/31/2009           14,238                           13,410
11/30/2009           14,746                           13,795
12/31/2009           15,051                           14,086
 1/31/2010           14,313                           13,398
 2/28/2010           14,383                           13,398
 3/31/2010           15,488                           14,309
 4/30/2010           15,435                           14,183
 5/31/2010           13,710                           12,690
 6/30/2010           13,579                           12,528
 7/31/2010           14,967                           13,659
 8/31/2010           14,469                           13,284
 9/30/2010           16,074                           14,605
10/31/2010           16,627                           15,103
11/30/2010           16,002                           14,520
12/31/2010           17,395                           15,657
 1/31/2011           17,593                           15,811
 2/28/2011           17,952                           16,227
 3/31/2011           17,959                           16,190
 4/30/2011           18,859                           16,981
 5/31/2011           18,301                           16,491
 6/30/2011           17,983                           16,252
 7/31/2011           17,692                           16,030
 8/31/2011           16,072                           14,657
 9/30/2011           13,961                           13,026
10/31/2011           15,372                           14,398
11/30/2011           14,841                           13,663
12/31/2011           14,436                           13,511
 1/31/2012           15,674                           14,427
 2/29/2012           16,543                           15,238
 3/31/2012           16,395                           15,028
 4/30/2012           16,025                           14,791
 5/31/2012           14,175                           13,112
 6/30/2012           14,974                           13,885
 7/31/2012           14,955                           14,081
 8/31/2012           15,386                           14,376
 9/30/2012           16,012                           14,913
10/31/2012           16,125                           14,971
11/30/2012           16,408                           15,256
12/31/2012           17,238                           15,785
 1/31/2013           17,846                           16,426
 2/28/2013           17,675                           16,253
 3/31/2013           17,789                           16,285
 4/30/2013           18,359                           16,884
 5/31/2013           17,941                           16,493
 6/30/2013           17,187                           15,778
 7/31/2013           18,053                           16,469
 8/31/2013           17,803                           16,242
 9/30/2013           19,138                           17,370
10/31/2013           19,815                           18,008
11/30/2013           19,834                           18,039
12/31/2013           20,102                           18,198
 1/31/2014           19,283                           17,371
 2/28/2014           20,336                           18,243
 3/31/2014           20,424                           18,290
 4/30/2014           20,639                           18,532
 5/31/2014           20,933                           18,892
 6/30/2014           21,308                           19,210
 7/31/2014           20,912                           19,019
 8/31/2014           21,110                           19,125
 9/30/2014           19,964                           18,198
10/31/2014           19,765                           18,018
11/30/2014           19,706                           18,148
12/31/2014           19,103                           17,494
 1/31/2015           19,083                           17,468
 2/28/2015           20,144                           18,402
 3/31/2015           19,803                           18,105
 4/30/2015           20,965                           19,019
 5/31/2015           20,805                           18,722
 6/30/2015           20,251                           18,200
 7/31/2015           19,887                           18,149
 8/31/2015           18,550                           16,762
 9/30/2015           17,846                           15,985
10/31/2015           18,946                           17,175
11/30/2015           18,742                           16,820
12/31/2015           18,421                           16,504
 1/31/2016           17,294                           15,381
 2/29/2016           16,987                           15,205
 3/31/2016           18,490                           16,441
 4/30/2016           18,942                           16,874
 5/31/2016           18,675                           16,589
 6/30/2016           18,424                           16,336
 7/31/2016           19,381                           17,143
 8/31/2016           19,527                           17,252
 9/30/2016           19,878                           17,465
10/31/2016           19,606                           17,213
11/30/2016           19,188                           16,815
12/31/2016           19,556                           17,245
 1/31/2017           20,438                           17,856
 2/28/2017           20,816                           18,141
 3/31/2017           21,356                           18,601
 4/30/2017           21,861                           18,999
 5/31/2017           22,430                           19,616
 6/30/2017           22,623                           19,677
 7/31/2017           23,517                           20,402
 8/31/2017           23,730                           20,509
 9/30/2017           24,183                           20,889
10/31/2017           24,676                           21,282
11/30/2017           24,847                           21,455
12/31/2017           25,521                           21,935
 1/31/2018           26,961                           23,156
 2/28/2018           25,650                           22,065
 3/31/2018           25,458                           21,675
 4/30/2018           25,652                           22,021
 5/31/2018           25,199                           21,513
 6/30/2018           24,446                           21,109
 7/31/2018           24,947                           21,613             Past performance is not predictive of
 8/31/2018           24,381                           21,161             future performance.
 9/30/2018           24,353                           21,257
10/31/2018           22,161                           19,528             The returns shown do not reflect the
                                                                         deduction of taxes that a shareholder
                                                                         would pay on fund distributions or the
          AVERAGE ANNUAL        ONE         FIVE        TEN              redemption of fund shares.
          TOTAL RETURN          YEAR        YEARS      YEARS
          --------------------------------------------------------       MSCI data copyright MSCI 2018, all
                               -10.19%      2.26%      8.28%             rights reserved.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

Russell 3000(R) Index.................................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)............................. 1.42%
Russell 2000(R) Index (small-cap stocks)................................. 1.85%
Russell Midcap(R) Index (mid-cap stocks)................................. 2.79%
Russell 1000(R) Index (large-cap stocks)................................. 6.98%
Dow Jones U.S. Select REIT Index /SM/.................................... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

Russell 2000(R) Value Index (small-cap value stocks).................... -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)..................  4.13%
Russell 1000(R) Value Index (large-cap value stocks)....................  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks).................. 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

   The Tax-Managed U.S. Marketwide Value Portfolio invests in a broadly diversified group of U.S. low relative price (value) stocks by purchasing shares of The Tax-Managed U.S. Marketwide Value Series, a Master Fund managed by Dimensional that invests in such stocks while considering the federal tax implications of investment decisions. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Master Fund held approximately 1,100 securities. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2018, total returns were 4.09% for the Portfolio and 2.78% for the Russell 3000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Portfolio's performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Master Fund's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Master Fund's general exclusions of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities generally underperformed in the U.S.

TAX-MANAGED U.S. EQUITY PORTFOLIO

   The Tax-Managed U.S. Equity Portfolio invests in a broadly diversified group of U.S. securities while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,200 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 6.68% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's general exclusion of real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs generally underperformed in the U.S.

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

   The Tax-Managed U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. Value is measured primarily by book-to-market ratio. The Tax-Managed U.S. Targeted Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,500 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -2.66% for the Portfolio and -0.59% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks detracted from performance relative to the benchmark.

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

   The Tax-Managed U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,800 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 0.12% for the Portfolio and 1.85% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed.

T.A. U.S. CORE EQUITY 2 PORTFOLIO

   The T.A. U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market while considering federal tax implications of investment decisions. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 2,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 4.05% for the Portfolio and 6.60% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI World ex USA Index.................................         -6.76%
MSCI World ex USA Mid Cap Index.........................         -8.02%
MSCI World ex USA Small Cap Index.......................         -7.75%
MSCI World ex USA Value Index...........................         -7.54%
MSCI World ex USA Growth Index..........................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY    LOCAL RETURN RETURN IN U.S. DOLLARS
MARKET CAP                                  ------------ ----------------------
Japan......................................     -4.22%            -3.56%
United Kingdom.............................     -0.91%            -4.65%
France.....................................     -4.30%            -6.92%
Canada.....................................     -4.08%            -5.84%
Germany....................................    -12.26%           -14.66%
Switzerland................................      0.19%            -0.72%
Australia..................................      2.96%            -4.83%
Hong Kong..................................     -8.47%            -8.88%
Netherlands................................     -7.68%            -9.99%
Spain......................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI Emerging Markets Index.............................         -12.52%
MSCI Emerging Markets Mid Cap Index.....................         -11.85%
MSCI Emerging Markets Small Cap Index...................         -17.21%
MSCI Emerging Markets Value Index.......................          -8.27%
MSCI Emerging Markets Growth Index......................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                            LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP  ------------ ----------------------
              China........................    -16.33%           -16.73%
              Korea........................    -18.52%           -19.90%
              Taiwan.......................     -6.62%            -8.98%
              India........................     -0.01%           -12.42%
              Brazil.......................     18.95%             4.76%
              South Africa.................    -13.80%           -17.45%
              Russia.......................     22.79%            10.69%
              Mexico.......................     -9.54%           -14.55%
              Thailand.....................      4.01%             4.23%
              Malaysia.....................     -0.18%             0.99%

   Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

   The Tax-Managed DFA International Value Portfolio invests in a broadly diversified group of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The tax-managed strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of developed ex U.S. markets. As of October 31, 2018, the Portfolio held approximately 510 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -8.27% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's focus on value stocks detracted from performance relative to the benchmark. Conversely, the Portfolio's emphasis on higher-profitability stocks within the value segment of the market had a positive impact on relative performance, as these stocks generally outperformed.

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

   The T.A. World ex U.S. Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in developed ex U.S. and emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price, and higher profitability, while considering potential federal tax implications of investment decisions. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 8,600 securities in 43 eligible developed and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -10.19% for the Portfolio and -8.24% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. and emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). To a lesser extent, the Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. markets.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                BEGINNING  ENDING              EXPENSES
                                                 ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                  VALUE    VALUE     EXPENSE    DURING
                                                05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                --------- --------- ---------- ---------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO(2)
----------------------------------------------
Actual Fund Return............................. $1,000.00 $1,004.70    0.37%     $1.87
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.34    0.37%     $1.89

TAX-MANAGED U.S. EQUITY PORTFOLIO
---------------------------------
Actual Fund Return............................. $1,000.00 $1,025.90    0.22%     $1.12
Hypothetical 5% Annual Return.................. $1,000.00 $1,024.10    0.22%     $1.12

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                               BEGINNING  ENDING              EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                 VALUE    VALUE     EXPENSE    DURING
                                               05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                               --------- --------- ---------- ---------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
-----------------------------------------
Actual Fund Return............................ $1,000.00 $  956.50    0.44%     $2.17
Hypothetical 5% Annual Return................. $1,000.00 $1,022.99    0.44%     $2.24

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
------------------------------------
Actual Fund Return............................ $1,000.00 $  984.10    0.52%     $2.60
Hypothetical 5% Annual Return................. $1,000.00 $1,022.58    0.52%     $2.65

T.A. U.S. CORE EQUITY 2 PORTFOLIO
---------------------------------
Actual Fund Return............................ $1,000.00 $1,003.30    0.24%     $1.21
Hypothetical 5% Annual Return................. $1,000.00 $1,024.00    0.24%     $1.22

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------
Actual Fund Return............................ $1,000.00 $  875.40    0.51%     $2.41
Hypothetical 5% Annual Return................. $1,000.00 $1,022.64    0.51%     $2.60

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
----------------------------------------
Actual Fund Return............................ $1,000.00 $  863.90    0.35%     $1.64
Hypothetical 5% Annual Return................. $1,000.00 $1,023.44    0.35%     $1.79

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                                AFFILIATED INVESTMENT COMPANIES
                                                -------------------------------
Tax-Managed U.S. Marketwide Value Portfolio....              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

    TAX-MANAGED U.S. EQUITY PORTFOLIO
Communication Services.............   9.6%
Consumer Discretionary.............  10.7%
Consumer Staples...................   7.0%
Energy.............................   5.6%
Financials.........................  14.5%
Health Care........................  14.8%
Industrials........................  10.4%
Information Technology.............  21.4%
Materials..........................   2.8%
Real Estate........................   0.1%
Utilities..........................   3.1%
                                    -----
                                    100.0%

     TAX-MANAGED U.S. TARGETED VALUE
                PORTFOLIO
Communication Services.............   3.0%
Consumer Discretionary.............  13.4%
Consumer Staples...................   3.2%
Energy.............................   9.1%
Financials.........................  28.1%
Health Care........................   5.4%
Industrials........................  20.6%
Information Technology.............  10.3%
Materials..........................   6.6%
Real Estate........................   0.2%
Utilities..........................   0.1%
                                    -----
                                    100.0%

   TAX-MANAGED U.S. SMALL CAP PORTFOLIO
Communication Services.............   3.5%
Consumer Discretionary.............  14.5%
Consumer Staples...................   4.4%
Energy.............................   5.5%
Financials.........................  20.6%
Health Care........................  10.3%
Industrials........................  19.6%
Information Technology.............  12.9%
Materials..........................   5.0%
Real Estate........................   0.4%
Utilities..........................   3.3%
                                    -----
                                    100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

    T.A. U.S. CORE EQUITY 2 PORTFOLIO
Communication Services.............   7.9%
Consumer Discretionary.............  11.9%
Consumer Staples...................   5.9%
Energy.............................   5.9%
Financials.........................  17.8%
Health Care........................  12.2%
Industrials........................  14.0%
Information Technology.............  18.0%
Materials..........................   4.1%
Real Estate........................   0.4%
Utilities..........................   1.9%
                                    -----
                                    100.0%

   TAX-MANAGED DFA INTERNATIONAL VALUE
                PORTFOLIO
Communication Services.............   4.1%
Consumer Discretionary.............  15.2%
Consumer Staples...................   3.1%
Energy.............................  15.4%
Financials.........................  28.8%
Health Care........................   4.6%
Industrials........................   8.7%
Information Technology.............   2.3%
Materials..........................  13.6%
Real Estate........................   2.6%
Utilities..........................   1.6%
                                    -----
                                    100.0%

     T.A. WORLD EX U.S. CORE EQUITY
                PORTFOLIO
Communication Services.............   6.0%
Consumer Discretionary.............  13.2%
Consumer Staples...................   7.5%
Energy.............................   7.4%
Financials.........................  17.4%
Health Care........................   5.4%
Industrials........................  15.8%
Information Technology.............   8.1%
Materials..........................  13.0%
Real Estate........................   3.1%
Utilities..........................   3.1%
                                    -----
                                    100.0%

                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                    VALUE+
                                                                --------------
 AFFILIATED INVESTMENT COMPANIES -- (100.0%)
 Investment in The Tax-Managed U.S. Marketwide Value Series of
   The DFA Investment Trust Company............................ $4,988,228,784
                                                                --------------
 TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.......... $4,988,228,784
                                                                ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2018, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                  PERCENTAGE
                                          SHARES      VALUE+    OF NET ASSETS++
                                         --------- ------------ ---------------
COMMON STOCKS -- (96.0%)
COMMUNICATION SERVICES -- (9.2%)
*   Alphabet, Inc., Class A.............    40,495 $ 44,163,037       1.3%
*   Alphabet, Inc., Class C.............    42,696   45,973,772       1.3%
    AT&T, Inc...........................   973,608   29,870,293       0.9%
    Comcast Corp., Class A..............   619,072   23,611,406       0.7%
*   Facebook, Inc., Class A.............   327,432   49,700,903       1.4%
*   Netflix, Inc........................    58,830   17,753,717       0.5%
    Verizon Communications, Inc.........   557,477   31,826,362       0.9%
    Walt Disney Co. (The)...............   203,856   23,408,784       0.7%
    Other Securities....................             72,880,872       1.8%
                                                   ------------      ----
TOTAL COMMUNICATION SERVICES............            339,189,146       9.5%
                                                   ------------      ----
CONSUMER DISCRETIONARY -- (10.3%)
*   Amazon.com, Inc.....................    56,392   90,114,980       2.5%
    Home Depot, Inc. (The)..............   157,438   27,690,195       0.8%
    McDonald's Corp.....................   106,816   18,895,750       0.5%
    Other Securities....................            243,142,175       6.9%
                                                   ------------      ----
TOTAL CONSUMER DISCRETIONARY............            379,843,100      10.7%
                                                   ------------      ----
CONSUMER STAPLES -- (6.7%)
    Altria Group, Inc...................   252,995   16,454,795       0.5%
    Coca-Cola Co. (The).................   548,215   26,248,534       0.7%
    Costco Wholesale Corp...............    58,796   13,442,529       0.4%
    PepsiCo, Inc........................   190,400   21,397,152       0.6%
    Philip Morris International, Inc....   206,803   18,213,140       0.5%
    Procter & Gamble Co. (The)..........   339,327   30,091,518       0.9%
    Walmart, Inc........................   198,027   19,858,148       0.6%
    Other Securities....................            101,829,090       2.7%
                                                   ------------      ----
TOTAL CONSUMER STAPLES..................            247,534,906       6.9%
                                                   ------------      ----
ENERGY -- (5.4%)
    Chevron Corp........................   258,011   28,806,928       0.8%
    Exxon Mobil Corp....................   574,033   45,738,949       1.3%
    Other Securities....................            125,199,257       3.5%
                                                   ------------      ----
TOTAL ENERGY.                                       199,745,134       5.6%
                                                   ------------      ----
FINANCIALS -- (13.9%)
    Bank of America Corp................ 1,395,864   38,386,260       1.1%
*   Berkshire Hathaway, Inc., Class B...   261,450   53,670,456       1.5%
    Citigroup, Inc......................   366,966   24,021,594       0.7%
    JPMorgan Chase & Co.................   466,465   50,854,014       1.4%
    Wells Fargo & Co....................   625,599   33,300,635       1.0%
    Other Securities....................            314,883,017       8.8%
                                                   ------------      ----
TOTAL FINANCIALS........................            515,115,976      14.5%
                                                   ------------      ----
HEALTH CARE -- (14.2%)
    Abbott Laboratories.................   234,713   16,181,114       0.5%
    AbbVie, Inc.........................   214,750   16,718,287       0.5%
    Amgen, Inc..........................    95,896   18,487,790       0.5%
    Eli Lilly & Co......................   132,399   14,357,348       0.4%
    Johnson & Johnson...................   361,690   50,632,983       1.4%

TAX-MANAGED U.S. EQUITY PORTFOLIO

CONTINUED


                                                                                 PERCENTAGE
                                                       SHARES       VALUE+     OF NET ASSETS++
                                                      --------- -------------- ---------------
HEALTH CARE -- (Continued)
    Medtronic P.L.C..................................   183,705 $   16,500,383            0.5%
    Merck & Co., Inc.................................   362,748     26,701,880            0.8%
    Pfizer, Inc......................................   795,948     34,273,521            1.0%
    UnitedHealth Group, Inc..........................   129,881     33,944,399            1.0%
    Other Securities.................................              297,931,948            8.2%
                                                                --------------           -----
TOTAL HEALTH CARE....................................              525,729,653           14.8%
                                                                --------------           -----
INDUSTRIALS -- (9.9%)
    3M Co............................................    78,879     15,007,519            0.4%
    Boeing Co. (The).................................    75,795     26,896,614            0.8%
    Honeywell International, Inc.....................   100,094     14,495,613            0.4%
    Union Pacific Corp...............................   105,247     15,389,216            0.5%
    Other Securities.................................              295,765,507            8.2%
                                                                --------------           -----
TOTAL INDUSTRIALS....................................              367,554,469           10.3%
                                                                --------------           -----
INFORMATION TECHNOLOGY -- (20.6%)
    Accenture P.L.C., Class A........................    88,405     13,934,396            0.4%
*   Adobe, Inc.......................................    66,114     16,248,177            0.5%
    Apple, Inc.......................................   683,380    149,564,547            4.2%
    Cisco Systems, Inc...............................   659,405     30,167,779            0.9%
    Intel Corp.......................................   629,586     29,514,992            0.8%
    International Business Machines Corp.............   122,880     14,184,038            0.4%
    Mastercard, Inc., Class A........................   125,122     24,732,866            0.7%
    Microsoft Corp...................................   995,888    106,370,797            3.0%
    NVIDIA Corp......................................    82,596     17,413,715            0.5%
    Oracle Corp......................................   411,580     20,101,567            0.6%
#   Visa, Inc., Class A..............................   242,113     33,375,277            1.0%
    Other Securities.................................              305,327,247            8.4%
                                                                --------------           -----
TOTAL INFORMATION TECHNOLOGY.........................              760,935,398           21.4%
                                                                --------------           -----
MATERIALS -- (2.7%)
    DowDuPont, Inc...................................   313,893     16,925,111            0.5%
    Other Securities.................................               82,576,427            2.3%
                                                                --------------           -----
TOTAL MATERIALS......................................               99,501,538            2.8%
                                                                --------------           -----
REAL ESTATE -- (0.1%)
    Other Securities.................................                4,676,105            0.1%
                                                                --------------           -----
UTILITIES -- (3.0%)
    Other Securities.................................              110,509,281            3.1%
                                                                --------------           -----
TOTAL COMMON STOCKS..................................            3,550,334,706           99.7%
                                                                --------------           -----
RIGHTS/WARRANTS -- (0.0%)
    Other Security...................................                      378            0.0%
                                                                --------------           -----
TOTAL INVESTMENT SECURITIES..........................            3,550,335,084
                                                                --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
    State Street Institutional U.S. Government Money
      Market Fund, 2.090%............................ 9,882,068      9,882,068            0.3%
                                                                --------------           -----

TAX-MANAGED U.S. EQUITY PORTFOLIO

CONTINUED

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS++
                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (3.7%)
@(S)    DFA Short Term Investment Fund. 11,836,318 $  136,946,201            3.8%
                                                   --------------          ------
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,981,667,037)................            $3,697,163,353          103.8%
                                                   ==============          ======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
   Communication Services..... $  339,189,146           --   --    $  339,189,146
   Consumer Discretionary.....    379,843,100           --   --       379,843,100
   Consumer Staples...........    247,534,906           --   --       247,534,906
   Energy.....................    199,745,134           --   --       199,745,134
   Financials.................    515,114,981 $        995   --       515,115,976
   Health Care................    525,729,653           --   --       525,729,653
   Industrials................    367,554,469           --   --       367,554,469
   Information Technology.....    760,935,398           --   --       760,935,398
   Materials..................     99,495,581        5,957   --        99,501,538
   Real Estate................      4,676,105           --   --         4,676,105
   Utilities..................    110,509,281           --   --       110,509,281
Rights/Warrants
   Consumer Discretionary.....             --          378   --               378
Temporary Cash Investments....      9,882,068           --   --         9,882,068
Securities Lending Collateral.             --  136,946,201   --       136,946,201
                               -------------- ------------   --    --------------
TOTAL......................... $3,560,209,822 $136,953,531   --    $3,697,163,353
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS++
                                         --------- -------------- ---------------
COMMON STOCKS -- (91.9%)
COMMUNICATION SERVICES -- (2.8%)
    Other Securities....................           $  137,846,209            3.0%
                                                   --------------           -----
CONSUMER DISCRETIONARY -- (12.3%)
*   Helen of Troy, Ltd..................   120,833     14,997,792            0.3%
    Kohl's Corp.........................   407,863     30,887,465            0.7%
    Macy's, Inc.........................   679,841     23,311,748            0.5%
    PulteGroup, Inc.....................   999,613     24,560,491            0.5%
    Toll Brothers, Inc..................   833,225     28,046,353            0.6%
#*  Urban Outfitters, Inc...............   428,884     16,923,763            0.4%
*   Vista Outdoor, Inc.................. 1,333,743     16,671,787            0.4%
    Other Securities....................              456,376,615            9.9%
                                                   --------------           -----
TOTAL CONSUMER DISCRETIONARY............              611,776,014           13.3%
                                                   --------------           -----
CONSUMER STAPLES -- (3.0%)
#*  Post Holdings, Inc..................   241,453     21,349,274            0.5%
    Other Securities....................              126,530,328            2.7%
                                                   --------------           -----
TOTAL CONSUMER STAPLES..................              147,879,602            3.2%
                                                   --------------           -----
ENERGY -- (8.3%)
#   Ensco P.L.C., Class A............... 2,145,098     15,316,000            0.3%
    Helmerich & Payne, Inc..............   367,217     22,873,947            0.5%
    HollyFrontier Corp..................   409,728     27,632,056            0.6%
#   Murphy Oil Corp.....................   599,159     19,089,206            0.4%
    PBF Energy, Inc., Class A...........   388,375     16,253,494            0.4%
#*  Whiting Petroleum Corp..............   404,404     15,084,269            0.3%
    Other Securities....................              297,385,663            6.5%
                                                   --------------           -----
TOTAL ENERGY............................              413,634,635            9.0%
                                                   --------------           -----
FINANCIALS -- (25.8%)
    American Financial Group, Inc.......   224,170     22,423,725            0.5%
    Assurant, Inc.......................   319,133     31,022,919            0.7%
    Assured Guaranty, Ltd...............   448,331     17,924,273            0.4%
    Axis Capital Holdings, Ltd..........   302,382     16,869,892            0.4%
    CNO Financial Group, Inc............ 1,201,584     22,709,938            0.5%
    Hanover Insurance Group, Inc. (The).   140,426     15,640,648            0.3%
    Kemper Corp.........................   295,257     22,200,374            0.5%
    Old Republic International Corp.....   876,356     19,323,650            0.4%
    People's United Financial, Inc...... 1,304,473     20,428,047            0.5%
    Reinsurance Group of America, Inc...   170,010     24,204,324            0.5%
    RenaissanceRe Holdings, Ltd.........   143,959     17,586,031            0.4%
    Selective Insurance Group, Inc......   222,371     14,420,759            0.3%
    Umpqua Holdings Corp................   800,263     15,365,050            0.3%
    WR Berkley Corp.....................   223,655     16,975,415            0.4%
#   Zions Bancorp NA....................   374,079     17,600,417            0.4%
    Other Securities....................              988,748,117           21.4%
                                                   --------------           -----
TOTAL FINANCIALS........................            1,283,443,579           27.9%
                                                   --------------           -----
HEALTH CARE -- (5.0%)
*   LifePoint Health, Inc...............   217,249     14,090,770            0.3%
#*  Mallinckrodt P.L.C..................   574,284     14,391,557            0.3%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                  PERCENTAGE
                                        SHARES       VALUE+     OF NET ASSETS++
                                       --------- -------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities..................           $  217,805,979            4.8%
                                                 --------------           -----
TOTAL HEALTH CARE.....................              246,288,306            5.4%
                                                 --------------           -----
INDUSTRIALS -- (18.9%)
#*  AECOM.............................   589,341     17,173,397            0.4%
    AGCO Corp.........................   273,209     15,310,632            0.3%
    AMERCO............................    64,177     20,952,507            0.5%
#   GATX Corp.........................   210,036     15,737,997            0.3%
#*  Genesee & Wyoming, Inc., Class A..   209,015     16,560,258            0.4%
    Jacobs Engineering Group, Inc.....   462,056     34,695,785            0.8%
*   JetBlue Airways Corp.............. 1,410,800     23,602,684            0.5%
    Owens Corning.....................   335,482     15,858,234            0.3%
*   Quanta Services, Inc..............   523,002     16,317,662            0.4%
    Trinity Industries, Inc...........   637,050     18,187,777            0.4%
*   XPO Logistics, Inc................   167,572     14,977,585            0.3%
    Other Securities..................              730,295,964           15.8%
                                                 --------------           -----
TOTAL INDUSTRIALS.....................              939,670,482           20.4%
                                                 --------------           -----
INFORMATION TECHNOLOGY -- (9.5%)
*   Arrow Electronics, Inc............   406,704     27,537,928            0.6%
    Avnet, Inc........................   419,335     16,802,753            0.4%
*   CACI International, Inc., Class A.   127,408     22,737,232            0.5%
    Jabil, Inc........................   608,732     15,053,942            0.3%
    SYNNEX Corp.......................   243,756     18,917,903            0.4%
*   Tech Data Corp....................   202,316     14,295,649            0.3%
    Other Securities..................              354,456,852            7.7%
                                                 --------------           -----
TOTAL INFORMATION TECHNOLOGY..........              469,802,259           10.2%
                                                 --------------           -----
MATERIALS -- (6.0%)
*   Alcoa Corp........................   437,568     15,310,504            0.3%
    Reliance Steel & Aluminum Co......   252,912     19,959,815            0.4%
    Other Securities..................              265,512,745            5.8%
                                                 --------------           -----
TOTAL MATERIALS.......................              300,783,064            6.5%
                                                 --------------           -----
REAL ESTATE -- (0.2%)
    Other Securities..................               11,306,152            0.3%
                                                 --------------           -----
UTILITIES -- (0.1%)
    Other Securities..................                6,107,154            0.1%
                                                 --------------           -----
TOTAL COMMON STOCKS...................            4,568,537,456           99.3%
                                                 --------------           -----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security....................                  563,485            0.0%
                                                 --------------           -----
RIGHTS/WARRANTS -- (0.0%)
    Other Security....................                   10,936            0.0%
                                                 --------------           -----
TOTAL INVESTMENT SECURITIES...........            4,569,111,877
                                                 --------------

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                    SHARES       VALUE+     OF NET ASSETS++
                                                  ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government
        Money Market Fund, 2.090%................ 15,083,209 $   15,083,209            0.3%
                                                             --------------          ------
SECURITIES LENDING COLLATERAL -- (7.8%)
@(S)  DFA Short Term Investment Fund............. 33,402,466    386,466,527            8.4%
                                                             --------------          ------
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,273,014,420)..........................            $4,970,661,613          108.0%
                                                             ==============          ======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2       LEVEL 3     TOTAL
                               -------------- ------------    ------- --------------
Common Stocks
   Communication Services..... $  137,846,209           --      --    $  137,846,209
   Consumer Discretionary.....    611,776,014           --      --       611,776,014
   Consumer Staples...........    147,879,602           --      --       147,879,602
   Energy.....................    413,634,635           --      --       413,634,635
   Financials.................  1,283,402,128 $     41,451      --     1,283,443,579
   Health Care................    246,288,306           --      --       246,288,306
   Industrials................    939,670,482           --      --       939,670,482
   Information Technology.....    469,790,218       12,041      --       469,802,259
   Materials..................    300,568,579      214,485      --       300,783,064
   Real Estate................     11,306,152           --      --        11,306,152
   Utilities..................      6,107,154           --      --         6,107,154
Preferred Stocks..............
   Consumer Discretionary.....        563,485           --      --           563,485
Rights/Warrants
   Consumer Discretionary.....             --       10,936      --            10,936
Temporary Cash Investments....     15,083,209           --      --        15,083,209
Securities Lending Collateral.             --  386,466,527      --       386,466,527
                               -------------- ------------      --    --------------
TOTAL......................... $4,583,916,173 $386,745,440      --    $4,970,661,613
                               ============== ============      ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                              PERCENTAGE
                                                       SHARES     VALUE+    OF NET ASSETS++
                                                       ------- ------------ ---------------
COMMON STOCKS -- (88.6%)
COMMUNICATION SERVICES -- (3.1%)
#   New York Times Co. (The), Class A................. 236,803 $  6,251,599            0.2%
    Other Securities..................................           99,320,841            3.3%
                                                               ------------           -----
TOTAL COMMUNICATION SERVICES..........................          105,572,440            3.5%
                                                               ------------           -----
CONSUMER DISCRETIONARY -- (12.8%)
#   American Eagle Outfitters, Inc.................... 290,242    6,692,981            0.2%
*   Five Below, Inc...................................  73,435    8,358,372            0.3%
*   Helen of Troy, Ltd................................  49,830    6,184,900            0.2%
    Strategic Education, Inc..........................  49,832    6,269,862            0.2%
#   Texas Roadhouse, Inc.............................. 116,041    7,015,839            0.2%
#   Wendy's Co. (The)................................. 362,549    6,250,345            0.2%
    Other Securities..................................          388,550,172           13.1%
                                                               ------------           -----
TOTAL CONSUMER DISCRETIONARY..........................          429,322,471           14.4%
                                                               ------------           -----
CONSUMER STAPLES -- (3.9%)
    Lancaster Colony Corp.............................  38,638    6,621,780            0.2%
    Medifast, Inc.....................................  40,833    8,643,529            0.3%
#*  National Beverage Corp............................  81,150    7,502,318            0.3%
*   USANA Health Sciences, Inc........................  53,904    6,307,846            0.2%
    Other Securities..................................          100,644,659            3.4%
                                                               ------------           -----
TOTAL CONSUMER STAPLES................................          129,720,132            4.4%
                                                               ------------           -----
ENERGY -- (4.9%)
*   CNX Resources Corp................................ 419,720    6,568,618            0.2%
    PBF Energy, Inc., Class A......................... 222,394    9,307,189            0.3%
#*  Transocean, Ltd................................... 620,203    6,828,435            0.2%
    Other Securities..................................          141,686,397            4.8%
                                                               ------------           -----
TOTAL ENERGY..........................................          164,390,639            5.5%
                                                               ------------           -----
FINANCIALS -- (18.3%)
    Associated Banc-Corp.............................. 284,802    6,601,710            0.2%
#   Cathay General Bancorp............................ 235,482    8,870,607            0.3%
    CNO Financial Group, Inc.......................... 336,171    6,353,632            0.2%
    Columbia Banking System, Inc...................... 170,269    6,315,277            0.2%
    FirstCash, Inc....................................  83,455    6,709,782            0.2%
    Fulton Financial Corp............................. 393,955    6,307,220            0.2%
*   Green Dot Corp., Class A..........................  84,511    6,400,863            0.2%
    Kemper Corp.......................................  96,400    7,248,316            0.2%
    MB Financial, Inc................................. 139,871    6,208,874            0.2%
#   Primerica, Inc....................................  56,551    6,205,907            0.2%
    Radian Group, Inc................................. 324,032    6,218,174            0.2%
    Selective Insurance Group, Inc....................  96,545    6,260,943            0.2%
    TCF Financial Corp................................ 357,388    7,462,261            0.3%
    Other Securities..................................          526,204,408           17.7%
                                                               ------------           -----
TOTAL FINANCIALS......................................          613,367,974           20.5%
                                                               ------------           -----
HEALTH CARE -- (9.1%)
#*  Amedisys, Inc.....................................  68,500    7,535,000            0.3%
    Cantel Medical Corp...............................  83,217    6,586,626            0.2%
    Chemed Corp.......................................  24,202    7,365,395            0.3%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                                PERCENTAGE
                                                       SHARES      VALUE+     OF NET ASSETS++
                                                       ------- -------------- ---------------
HEALTH CARE -- (Continued)
*   Haemonetics Corp..................................  60,790 $    6,350,731            0.2%
#*  LHC Group, Inc....................................  68,923      6,301,630            0.2%
*   LivaNova P.L.C....................................  63,257      7,084,151            0.2%
#*  Omnicell, Inc.....................................  93,919      6,640,073            0.2%
    Other Securities..................................            256,874,539            8.6%
                                                               --------------           -----
TOTAL HEALTH CARE.....................................            304,738,145           10.2%
                                                               --------------           -----
INDUSTRIALS -- (17.3%)
*   ASGN, Inc......................................... 101,799      6,828,677            0.2%
#*  Axon Enterprise, Inc.............................. 117,616      7,259,260            0.2%
    EMCOR Group, Inc..................................  88,383      6,273,425            0.2%
    Insperity, Inc....................................  57,030      6,264,745            0.2%
#   John Bean Technologies Corp.......................  62,171      6,463,919            0.2%
#*  Kirby Corp........................................  93,431      6,721,426            0.2%
    LSC Communications, Inc........................... 749,877      7,071,340            0.2%
#*  Spirit Airlines, Inc.............................. 161,347      8,373,909            0.3%
    Tetra Tech, Inc................................... 107,483      7,098,177            0.2%
    Other Securities..................................            519,157,604           17.6%
                                                               --------------           -----
TOTAL INDUSTRIALS.....................................            581,512,482           19.5%
                                                               --------------           -----
INFORMATION TECHNOLOGY -- (11.5%)
*   CACI International, Inc., Class A.................  47,362      8,452,223            0.3%
*   Conduent, Inc..................................... 359,220      6,861,102            0.2%
#*  Cree, Inc......................................... 182,624      7,089,464            0.2%
*   Fair Isaac Corp...................................  47,990      9,248,153            0.3%
*   Integrated Device Technology, Inc................. 134,300      6,286,583            0.2%
#   Monolithic Power Systems, Inc.....................  65,929      7,787,533            0.3%
    Other Securities..................................            338,603,584           11.4%
                                                               --------------           -----
TOTAL INFORMATION TECHNOLOGY..........................            384,328,642           12.9%
                                                               --------------           -----
MATERIALS -- (4.4%)
    Other Securities..................................            147,473,625            4.9%
                                                               --------------           -----
REAL ESTATE -- (0.4%)
    Other Securities..................................             12,054,976            0.4%
                                                               --------------           -----
UTILITIES -- (2.9%)
#   New Jersey Resources Corp......................... 145,601      6,566,605            0.2%
    Other Securities..................................             91,010,177            3.1%
                                                               --------------           -----
TOTAL UTILITIES.......................................             97,576,782            3.3%
                                                               --------------           -----
TOTAL COMMON STOCKS...................................          2,970,058,308           99.5%
                                                               --------------           -----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security....................................                360,125            0.0%
                                                               --------------           -----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities..................................                 21,271            0.0%
                                                               --------------           -----
TOTAL INVESTMENT SECURITIES...........................          2,970,439,704
                                                               --------------

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                                     PERCENTAGE
                                                           SHARES       VALUE+     OF NET ASSETS++
                                                         ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money
        Market Fund, 2.090%............................. 10,021,797 $   10,021,797            0.3%
                                                                    --------------          ------
SECURITIES LENDING COLLATERAL -- (11.1%)
@(S)  DFA Short Term Investment Fund.................... 32,094,694    371,335,610           12.5%
                                                                    --------------          ------
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,069,335,204)                                             $3,351,797,111          112.3%
                                                                    ==============          ======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
   Communication Services..... $  105,572,440           --   --    $  105,572,440
   Consumer Discretionary.....    429,322,471           --   --       429,322,471
   Consumer Staples...........    129,720,132           --   --       129,720,132
   Energy.....................    164,390,639           --   --       164,390,639
   Financials.................    613,338,671 $     29,303   --       613,367,974
   Health Care................    304,738,145           --   --       304,738,145
   Industrials................    581,512,482           --   --       581,512,482
   Information Technology.....    384,312,058       16,584   --       384,328,642
   Materials..................    147,394,377       79,248   --       147,473,625
   Real Estate................     12,054,976           --   --        12,054,976
   Utilities..................     97,576,782           --   --        97,576,782
Preferred Stocks
   Consumer Discretionary.....        360,125           --   --           360,125
Rights/Warrants
   Consumer Discretionary.....             --        6,781   --             6,781
   Information Technology.....         14,490           --   --            14,490
Temporary Cash Investments....     10,021,797           --   --        10,021,797
Securities Lending Collateral.             --  371,335,610   --       371,335,610
                               -------------- ------------   --    --------------
TOTAL......................... $2,980,329,585 $371,467,526   --    $3,351,797,111
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
COMMON STOCKS -- (94.4%)
COMMUNICATION SERVICES -- (7.5%)
*   Alphabet, Inc., Class A...........................    34,928 $   38,091,778            0.4%
*   Alphabet, Inc., Class C...........................    36,723     39,542,225            0.4%
    AT&T, Inc......................................... 3,125,235     95,882,210            1.1%
*   Charter Communications, Inc., Class A.............    76,071     24,370,866            0.3%
    Comcast Corp., Class A............................ 2,173,428     82,894,544            0.9%
*   Facebook, Inc., Class A...........................   281,099     42,668,017            0.5%
    Verizon Communications, Inc....................... 1,334,445     76,183,465            0.9%
    Walt Disney Co. (The).............................   526,803     60,492,789            0.7%
    Other Securities..................................              260,905,688            2.7%
                                                                 --------------           -----
TOTAL COMMUNICATION SERVICES..........................              721,031,582            7.9%
                                                                 --------------           -----
CONSUMER DISCRETIONARY -- (11.2%)
*   Amazon.com, Inc...................................    78,026    124,686,328            1.4%
    Home Depot, Inc. (The)............................   205,984     36,228,466            0.4%
    Other Securities..................................              919,119,627           10.1%
                                                                 --------------           -----
TOTAL CONSUMER DISCRETIONARY..........................            1,080,034,421           11.9%
                                                                 --------------           -----
CONSUMER STAPLES -- (5.6%)
    Altria Group, Inc.................................   365,786     23,790,721            0.3%
    Coca-Cola Co. (The)...............................   760,646     36,419,730            0.4%
    PepsiCo, Inc......................................   232,680     26,148,578            0.3%
    Procter & Gamble Co. (The)........................   458,732     40,680,354            0.4%
    Walmart, Inc......................................   685,993     68,791,378            0.8%
    Other Securities..................................              344,947,911            3.7%
                                                                 --------------           -----
TOTAL CONSUMER STAPLES................................              540,778,672            5.9%
                                                                 --------------           -----
ENERGY -- (5.6%)
    Chevron Corp......................................   448,370     50,060,510            0.6%
    Exxon Mobil Corp.................................. 1,172,361     93,413,724            1.0%
    Marathon Petroleum Corp...........................   423,690     29,848,960            0.3%
    Other Securities..................................              368,540,648            4.0%
                                                                 --------------           -----
TOTAL ENERGY..........................................              541,863,842            5.9%
                                                                 --------------           -----
FINANCIALS -- (16.8%)
    American Express Co...............................   272,571     28,001,219            0.3%
    Bank of America Corp.............................. 2,439,613     67,089,358            0.7%
*   Berkshire Hathaway, Inc., Class B.................   371,183     76,196,446            0.8%
    Citigroup, Inc....................................   630,926     41,300,416            0.5%
    JPMorgan Chase & Co............................... 1,060,963    115,666,186            1.3%
    U.S. Bancorp......................................   445,407     23,281,424            0.3%
    Wells Fargo & Co.................................. 1,393,576     74,180,051            0.8%
    Other Securities..................................            1,198,610,471           13.1%
                                                                 --------------           -----
TOTAL FINANCIALS......................................            1,624,325,571           17.8%
                                                                 --------------           -----
HEALTH CARE -- (11.6%)
    Abbott Laboratories...............................   386,097     26,617,527            0.3%
    Aetna, Inc........................................   117,503     23,312,595            0.3%
    Amgen, Inc........................................   138,369     26,676,160            0.3%
    CVS Health Corp...................................   339,252     24,558,452            0.3%
*   Express Scripts Holding Co........................   252,286     24,464,173            0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
HEALTH CARE -- (Continued)
    Gilead Sciences, Inc..............................   347,506 $   23,692,959            0.3%
    Johnson & Johnson.................................   524,505     73,425,455            0.8%
    Merck & Co., Inc..................................   600,469     44,200,523            0.5%
    Pfizer, Inc....................................... 2,030,930     87,451,846            1.0%
    Thermo Fisher Scientific, Inc.....................    99,017     23,135,322            0.3%
    UnitedHealth Group, Inc...........................   234,939     61,401,308            0.7%
    Other Securities..................................              676,060,207            7.1%
                                                                 --------------          ------
TOTAL HEALTH CARE.....................................            1,114,996,527           12.2%
                                                                 --------------          ------
INDUSTRIALS -- (13.2%)
    Boeing Co. (The)..................................   101,545     36,034,259            0.4%
    Union Pacific Corp................................   237,535     34,732,368            0.4%
    United Technologies Corp..........................   294,265     36,550,656            0.4%
    Other Securities..................................            1,166,885,388           12.8%
                                                                 --------------          ------
TOTAL INDUSTRIALS.....................................            1,274,202,671           14.0%
                                                                 --------------          ------
INFORMATION TECHNOLOGY -- (16.9%)
    Apple, Inc........................................ 1,193,559    261,222,323            2.9%
    Cisco Systems, Inc................................ 1,672,490     76,516,417            0.8%
    Intel Corp........................................ 1,852,635     86,851,529            1.0%
    International Business Machines Corp..............   200,795     23,177,767            0.3%
    Mastercard, Inc., Class A.........................   167,153     33,041,134            0.4%
*   Micron Technology, Inc............................   649,261     24,490,125            0.3%
    Microsoft Corp.................................... 1,397,830    149,302,222            1.6%
    NVIDIA Corp.......................................   162,000     34,154,460            0.4%
    Oracle Corp.......................................   481,175     23,500,587            0.3%
#   QUALCOMM, Inc.....................................   467,869     29,424,281            0.3%
#   Visa, Inc., Class A...............................   350,018     48,249,981            0.5%
    Other Securities..................................              845,926,635            9.2%
                                                                 --------------          ------
TOTAL INFORMATION TECHNOLOGY..........................            1,635,857,461           18.0%
                                                                 --------------          ------
MATERIALS -- (3.9%)
    Other Securities..................................              372,180,826            4.1%
                                                                 --------------          ------
REAL ESTATE -- (0.3%)
    Other Securities..................................               33,123,741            0.4%
                                                                 --------------          ------
UTILITIES -- (1.8%)
    Other Securities..................................              171,949,605            1.9%
                                                                 --------------          ------
TOTAL COMMON STOCKS...................................            9,110,344,919          100.0%
                                                                 --------------          ------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Other Security....................................                  231,147            0.0%
                                                                 --------------          ------
RIGHTS/WARRANTS -- (0.0%)
    Other Securities..................................                   38,870            0.0%
                                                                 --------------          ------
TOTAL INVESTMENT SECURITIES...........................            9,110,614,936
                                                                 --------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                      ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
   State Street Institutional U.S. Government Money
     Market Fund, 2.090%.............................     41,042 $       41,042        0.0%
                                                                 --------------      -----
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S) DFA Short Term Investment Fund.................. 47,035,270    544,198,078        5.9%
                                                                 --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,973,895,961)..............................            $9,654,854,056      105.9%
                                                                 ==============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
   Communication Services..... $  721,031,582           --   --    $  721,031,582
   Consumer Discretionary.....  1,080,034,421           --   --     1,080,034,421
   Consumer Staples...........    540,778,672           --   --       540,778,672
   Energy.....................    541,863,842           --   --       541,863,842
   Financials.................  1,624,314,471 $     11,100   --     1,624,325,571
   Health Care................  1,114,996,527           --   --     1,114,996,527
   Industrials................  1,274,202,671           --   --     1,274,202,671
   Information Technology.....  1,635,857,461           --   --     1,635,857,461
   Materials..................    372,127,869       52,957   --       372,180,826
   Real Estate................     33,123,741           --   --        33,123,741
   Utilities..................    171,949,605           --   --       171,949,605
Preferred Stocks
   Consumer Discretionary.....        231,147           --   --           231,147
Rights/Warrants
   Consumer Discretionary.....             --        3,867   --             3,867
   Information Technology.....         35,003           --   --            35,003
Temporary Cash Investments....         41,042           --   --            41,042
Securities Lending Collateral.             --  544,198,078   --       544,198,078
                               -------------- ------------   --    --------------
TOTAL......................... $9,110,588,054 $544,266,002   --    $9,654,854,056
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                        PERCENTAGE
                                                SHARES     VALUE>>    OF NET ASSETS++
                                               --------- ------------ ---------------
COMMON STOCKS -- (98.5%)
AUSTRALIA -- (5.3%)
   Australia & New Zealand Banking Group, Ltd. 3,147,229 $ 57,929,970       1.6%
   Woodside Petroleum, Ltd....................   798,001   19,647,000       0.5%
   Other Securities...........................            117,403,975       3.2%
                                                         ------------       ---
TOTAL AUSTRALIA...............................            194,980,945       5.3%
                                                         ------------       ---
AUSTRIA -- (0.1%)
   Other Securities...........................              4,243,544       0.1%
                                                         ------------       ---
BELGIUM -- (1.2%)
   Other Securities...........................             44,666,477       1.2%
                                                         ------------       ---
CANADA -- (8.5%)
   Bank of Montreal...........................   452,113   33,790,926       0.9%
   Canadian Natural Resources, Ltd............   745,213   20,359,219       0.6%
   Suncor Energy, Inc.........................   906,250   30,399,943       0.8%
   Other Securities...........................            224,473,530       6.1%
                                                         ------------       ---
TOTAL CANADA..................................            309,023,618       8.4%
                                                         ------------       ---
DENMARK -- (1.6%)
   Other Securities...........................             58,847,471       1.6%
                                                         ------------       ---
FINLAND -- (1.1%)
   Other Securities...........................             38,501,422       1.0%
                                                         ------------       ---
FRANCE -- (10.0%)
   AXA SA.....................................   608,078   15,218,170       0.4%
   BNP Paribas SA.............................   733,922   38,247,643       1.1%
   Cie de Saint-Gobain........................   425,525   16,030,137       0.4%
   Orange SA.................................. 1,970,214   30,751,789       0.8%
   Peugeot SA.................................   931,406   22,140,249       0.6%
   Renault SA.................................   306,737   22,905,252       0.6%
   Societe Generale SA........................   442,588   16,224,274       0.5%
   Total SA................................... 2,007,477  117,789,565       3.2%
   Other Securities...........................             85,411,135       2.3%
                                                         ------------       ---
TOTAL FRANCE..................................            364,718,214       9.9%
                                                         ------------       ---
GERMANY -- (6.5%)
   Bayerische Motoren Werke AG................   355,620   30,622,722       0.8%
   Daimler AG.................................   842,930   49,932,307       1.4%
   Deutsche Telekom AG........................ 1,350,731   22,154,253       0.6%
   RWE AG.....................................   912,589   17,753,698       0.5%
   Other Securities...........................            116,245,437       3.2%
                                                         ------------       ---
TOTAL GERMANY.................................            236,708,417       6.5%
                                                         ------------       ---
HONG KONG -- (2.9%)
   CK Hutchison Holdings, Ltd................. 2,105,348   21,205,315       0.6%
   Sun Hung Kai Properties, Ltd............... 1,360,934   17,686,942       0.5%
   Other Securities...........................             66,288,085       1.8%
                                                         ------------       ---
TOTAL HONG KONG...............................            105,180,342       2.9%
                                                         ------------       ---

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

                                                                   PERCENTAGE
                                           SHARES     VALUE>>    OF NET ASSETS++
                                         ---------- ------------ ---------------
IRELAND -- (0.4%)
   Other Securities.....................            $ 14,299,564       0.4%
                                                    ------------      ----
ISRAEL -- (0.5%)
   Other Securities.....................              16,901,959       0.5%
                                                    ------------      ----
ITALY -- (1.7%)
   Other Securities.....................              63,336,103       1.7%
                                                    ------------      ----
JAPAN -- (23.2%)
   Hitachi, Ltd.........................    786,800   24,052,629       0.7%
   Honda Motor Co., Ltd.................  1,399,700   39,955,180       1.1%
   JXTG Holdings, Inc...................  2,647,886   17,891,719       0.5%
   Mitsubishi Corp......................    761,900   21,443,896       0.6%
   Mitsubishi UFJ Financial Group, Inc..  3,959,034   23,962,008       0.7%
   Nissan Motor Co., Ltd................  1,904,600   17,327,589       0.5%
   Sumitomo Mitsui Financial Group, Inc.    899,227   35,011,485       1.0%
   Toyota Motor Corp....................  1,640,788   96,118,887       2.6%
   Other Securities.....................             569,966,358      15.4%
                                                    ------------      ----
TOTAL JAPAN.............................             845,729,751      23.1%
                                                    ------------      ----
NETHERLANDS -- (3.5%)
   ING Groep NV.........................  1,741,138   20,599,389       0.6%
   Koninklijke Ahold Delhaize NV........  1,350,935   30,923,590       0.8%
   Koninklijke DSM NV...................    203,445   17,762,540       0.5%
   Other Securities.....................              59,961,136       1.6%
                                                    ------------      ----
TOTAL NETHERLANDS.......................             129,246,655       3.5%
                                                    ------------      ----
NEW ZEALAND -- (0.2%)
   Other Securities.....................               7,036,809       0.2%
                                                    ------------      ----
NORWAY -- (0.9%)
   Other Securities.....................              32,962,637       0.9%
                                                    ------------      ----
PORTUGAL -- (0.0%)
   Other Security.......................               1,699,774       0.0%
                                                    ------------      ----
SINGAPORE -- (1.0%)
   Other Securities.....................              34,965,948       1.0%
                                                    ------------      ----
SOUTH AFRICA -- (0.1%)
   Other Securities.....................               2,098,485       0.1%
                                                    ------------      ----
SPAIN -- (2.6%)
   Banco Santander SA................... 12,032,105   57,248,199       1.6%
   Repsol SA............................  1,639,072   29,288,322       0.8%
   Other Securities.....................               8,722,620       0.2%
                                                    ------------      ----
TOTAL SPAIN.............................              95,259,141       2.6%
                                                    ------------      ----
SWEDEN -- (2.5%)
   Other Securities.....................              91,811,850       2.5%
                                                    ------------      ----
SWITZERLAND -- (8.5%)
   Cie Financiere Richemont SA..........    390,933   28,573,521       0.8%
   Novartis AG..........................    660,996   57,884,937       1.6%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

                                                                                 PERCENTAGE
                                                       SHARES      VALUE>>     OF NET ASSETS++
                                                     ---------- -------------- ---------------
SWITZERLAND -- (Continued)
   Novartis AG, Sponsored ADR.......................    294,324 $   25,741,577       0.7%
   Swiss Re AG......................................    192,794     17,396,323       0.5%
   UBS Group AG.....................................  1,836,835     25,673,653       0.7%
   Zurich Insurance Group AG........................    133,732     41,521,263       1.1%
   Other Securities.................................               113,660,023       3.1%
                                                                --------------      ----
TOTAL SWITZERLAND...................................               310,451,297       8.5%
                                                                --------------      ----
UNITED KINGDOM -- (15.8%)
   Anglo American P.L.C.............................  1,571,950     33,550,721       0.9%
   Aviva P.L.C......................................  3,747,107     20,477,510       0.6%
   BP P.L.C., Sponsored ADR.........................  2,542,136    110,252,450       3.0%
   British American Tobacco P.L.C...................    344,163     14,919,557       0.4%
   Glencore P.L.C...................................  7,476,559     30,427,048       0.8%
   HSBC Holdings P.L.C..............................  1,825,724     15,024,984       0.4%
   HSBC Holdings P.L.C., Sponsored ADR..............  1,280,613     52,620,388       1.4%
   Lloyds Banking Group P.L.C....................... 55,268,044     40,331,226       1.1%
   Royal Dutch Shell P.L.C., Sponsored ADR, Class A.    928,485     58,670,951       1.6%
   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.    804,395     52,856,795       1.5%
   Vodafone Group P.L.C............................. 20,021,312     37,650,841       1.0%
   Other Securities.................................               107,416,392       2.9%
                                                                --------------      ----
TOTAL UNITED KINGDOM................................               574,198,863      15.6%
                                                                --------------      ----
UNITED STATES -- (0.4%)
   Other Security...................................                14,449,579       0.4%
                                                                --------------      ----
TOTAL COMMON STOCKS.................................             3,591,318,865      97.9%
                                                                --------------      ----
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
   Volkswagen AG....................................    195,267     32,805,426       0.9%
   Other Securities.................................                10,043,060       0.3%
                                                                --------------      ----
TOTAL GERMANY.......................................                42,848,486       1.2%
                                                                --------------      ----
RIGHTS/WARRANTS -- (0.0%)
   Other Security...................................                   467,446       0.0%
                                                                --------------      ----
TOTAL INVESTMENT SECURITIES.........................             3,634,634,797
                                                                --------------

                                                                   VALUE+
                                                                --------------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S) DFA Short Term Investment Fund.................    820,375      9,491,733       0.2%
                                                                --------------      ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,527,798,561).............................            $3,644,126,530      99.3%
                                                                ==============      ====

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

As of October 31, 2018, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------               --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future...    41      12/21/18  $ 3,979,194 $ 3,715,625   $  (263,569)
S&P 500(R) Emini Index...    87      12/21/18   12,586,298  11,793,285      (793,013)
                                               ----------- -----------   -----------
TOTAL FUTURES CONTRACTS..                      $16,565,492 $15,508,910   $(1,056,582)
                                               =========== ===========   ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------------
                                  LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                               ------------  -------------- ------- --------------
Common Stocks
   Australia.................. $  1,112,987  $  193,867,958   --    $  194,980,945
   Austria....................           --       4,243,544   --         4,243,544
   Belgium....................           --      44,666,477   --        44,666,477
   Canada.....................  309,023,618              --   --       309,023,618
   Denmark....................           --      58,847,471   --        58,847,471
   Finland....................           --      38,501,422   --        38,501,422
   France.....................           --     364,718,214   --       364,718,214
   Germany....................   15,629,070     221,079,347   --       236,708,417
   Hong Kong..................           --     105,180,342   --       105,180,342
   Ireland....................    3,119,485      11,180,079   --        14,299,564
   Israel.....................           --      16,901,959   --        16,901,959
   Italy......................    4,211,098      59,125,005   --        63,336,103
   Japan......................   14,692,395     831,037,356   --       845,729,751
   Netherlands................    8,144,661     121,101,994   --       129,246,655
   New Zealand................           --       7,036,809   --         7,036,809
   Norway.....................    1,429,254      31,533,383   --        32,962,637
   Portugal...................           --       1,699,774   --         1,699,774
   Singapore..................           --      34,965,948   --        34,965,948
   South Africa...............           --       2,098,485   --         2,098,485
   Spain......................        9,866      95,249,275   --        95,259,141
   Sweden.....................           --      91,811,850   --        91,811,850
   Switzerland................   31,258,031     279,193,266   --       310,451,297
   United Kingdom.............  303,585,458     270,613,405   --       574,198,863
   United States..............   14,449,579              --   --        14,449,579
Preferred Stocks
   Germany....................           --      42,848,486   --        42,848,486
Rights/Warrants
   Spain......................           --         467,446   --           467,446
Securities Lending Collateral.           --       9,491,733   --         9,491,733
Futures Contracts**...........   (1,056,582)             --   --        (1,056,582)
                               ------------  --------------   --    --------------
TOTAL......................... $705,608,920  $2,937,461,028   --    $3,643,069,948
                               ============  ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                   PERCENTAGE
                                                           SHARES     VALUE>>    OF NET ASSETS++
                                                         ---------- ------------ ---------------
COMMON STOCKS -- (98.6%)
AUSTRALIA -- (4.7%)
   Australia & New Zealand Banking Group, Ltd...........    276,975 $  5,098,184       0.2%
   BHP Billiton, Ltd....................................    414,517    9,564,420       0.3%
   Commonwealth Bank of Australia.......................    143,493    7,055,671       0.2%
   Macquarie Group, Ltd.................................     70,545    5,882,918       0.2%
   Other Securities.....................................             128,526,930       3.8%
                                                                    ------------       ---
TOTAL AUSTRALIA.........................................             156,128,123       4.7%
                                                                    ------------       ---
AUSTRIA -- (0.5%)
   Other Securities.....................................              15,913,781       0.5%
                                                                    ------------       ---
BELGIUM -- (0.8%)
   Other Securities.....................................              27,551,784       0.8%
                                                                    ------------       ---
BRAZIL -- (1.6%)
   Vale SA..............................................    523,253    7,973,577       0.3%
   Other Securities.....................................              44,558,946       1.3%
                                                                    ------------       ---
TOTAL BRAZIL............................................              52,532,523       1.6%
                                                                    ------------       ---
CANADA -- (6.7%)
   Bank of Montreal.....................................     68,197    5,097,044       0.2%
   Barrick Gold Corp....................................    417,456    5,239,073       0.2%
   Canadian Natural Resources, Ltd......................    184,046    5,028,137       0.2%
   Royal Bank of Canada.................................     69,446    5,058,447       0.2%
   Toronto-Dominion Bank (The)..........................     92,478    5,130,213       0.2%
   Other Securities.....................................             199,234,478       5.7%
                                                                    ------------       ---
TOTAL CANADA............................................             224,787,392       6.7%
                                                                    ------------       ---
CHILE -- (0.3%)
   Other Securities.....................................               9,773,654       0.3%
                                                                    ------------       ---
CHINA -- (7.1%)
   China Construction Bank Corp., Class H............... 11,608,200    9,211,649       0.3%
   China Mobile, Ltd....................................    581,500    5,447,421       0.2%
   Industrial & Commercial Bank of China, Ltd., Class H.  7,423,460    5,036,614       0.2%
   Ping An Insurance Group Co. of China, Ltd., Class H..    833,000    7,875,205       0.3%
   Tencent Holdings, Ltd................................    213,700    7,321,204       0.2%
   Other Securities.....................................             204,260,515       5.9%
                                                                    ------------       ---
TOTAL CHINA.............................................             239,152,608       7.1%
                                                                    ------------       ---
COLOMBIA -- (0.1%)
   Other Securities.....................................               3,385,941       0.1%
                                                                    ------------       ---
CZECH REPUBLIC -- (0.0%)
   Other Securities.....................................               1,385,766       0.0%
                                                                    ------------       ---
DENMARK -- (1.3%)
   Other Securities.....................................              42,601,338       1.3%
                                                                    ------------       ---
EGYPT -- (0.0%)
   Other Securities.....................................                 153,952       0.0%
                                                                    ------------       ---

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                        PERCENTAGE
                                                 SHARES    VALUE>>    OF NET ASSETS++
                                                 ------- ------------ ---------------
FINLAND -- (1.4%)
   UPM-Kymmene Oyj.............................. 210,965 $  6,782,258       0.2%
   Other Securities.............................           40,934,213       1.2%
                                                         ------------       ---
TOTAL FINLAND...................................           47,716,471       1.4%
                                                         ------------       ---
FRANCE -- (5.7%)
   BNP Paribas SA............................... 103,478    5,392,657       0.2%
   Cie Generale des Etablissements Michelin SCA.  50,834    5,204,107       0.2%
   Orange SA.................................... 418,276    6,528,598       0.2%
   Peugeot SA................................... 246,391    5,856,907       0.2%
   Total SA..................................... 242,258   14,214,591       0.4%
   Other Securities.............................          154,716,330       4.5%
                                                         ------------       ---
TOTAL FRANCE....................................          191,913,190       5.7%
                                                         ------------       ---
GERMANY -- (5.2%)
   Allianz SE...................................  35,978    7,494,931       0.2%
   BASF SE...................................... 142,972   10,971,458       0.3%
   Bayerische Motoren Werke AG..................  66,236    5,703,635       0.2%
   Daimler AG................................... 188,486   11,165,270       0.3%
   Deutsche Telekom AG.......................... 519,957    8,528,166       0.3%
   Other Securities.............................          129,496,599       3.9%
                                                         ------------       ---
TOTAL GERMANY...................................          173,360,059       5.2%
                                                         ------------       ---
GREECE -- (0.1%)
   Other Securities.............................            2,236,126       0.1%
                                                         ------------       ---
HONG KONG -- (1.9%)
   AIA Group, Ltd............................... 812,000    6,176,919       0.2%
   Other Securities.............................           58,113,415       1.7%
                                                         ------------       ---
TOTAL HONG KONG.................................           64,290,334       1.9%
                                                         ------------       ---
HUNGARY -- (0.1%)
   Other Securities.............................            3,128,308       0.1%
                                                         ------------       ---
INDIA -- (2.7%)
   Other Securities.............................           91,106,084       2.7%
                                                         ------------       ---
INDONESIA -- (0.6%)
   Other Securities.............................           19,088,223       0.6%
                                                         ------------       ---
IRELAND -- (0.5%)
   Other Securities.............................           15,263,223       0.5%
                                                         ------------       ---
ISRAEL -- (0.6%)
   Other Securities.............................           18,997,116       0.6%
                                                         ------------       ---
ITALY -- (2.1%)
   Other Securities.............................           69,713,996       2.1%
                                                         ------------       ---
JAPAN -- (17.9%)
   Honda Motor Co., Ltd......................... 249,900    7,133,528       0.2%
   Toyota Motor Corp............................ 270,373   15,838,702       0.5%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                PERCENTAGE
                                         SHARES    VALUE>>    OF NET ASSETS++
  -                                      ------- ------------ ---------------
  JAPAN -- (Continued)
     Other Securities...................         $578,697,330      17.3%
                                                 ------------      ----
  TOTAL JAPAN...........................          601,669,560      18.0%
                                                 ------------      ----
  MALAYSIA -- (0.7%)
     Other Securities...................           22,641,883       0.7%
                                                 ------------      ----
  MEXICO -- (0.7%)
     Other Securities...................           24,991,371       0.7%
                                                 ------------      ----
  NETHERLANDS -- (2.1%)
     Akzo Nobel NV......................  64,558    5,420,613       0.2%
     Koninklijke Ahold Delhaize NV...... 233,772    5,351,161       0.2%
     Other Securities...................           60,660,240       1.7%
                                                 ------------      ----
  TOTAL NETHERLANDS.....................           71,432,014       2.1%
                                                 ------------      ----
  NEW ZEALAND -- (0.4%)
     Other Securities...................           12,145,172       0.4%
                                                 ------------      ----
  NORWAY -- (0.8%)
     Other Securities...................           25,858,980       0.8%
                                                 ------------      ----
  PERU -- (0.0%)
     Other Securities...................              778,357       0.0%
                                                 ------------      ----
  PHILIPPINES -- (0.3%)
     Other Securities...................            8,854,151       0.3%
                                                 ------------      ----
  POLAND -- (0.3%)
     Other Securities...................           10,653,612       0.3%
                                                 ------------      ----
  PORTUGAL -- (0.2%)
     Other Securities...................            6,829,369       0.2%
                                                 ------------      ----
  RUSSIA -- (0.3%)
     Other Securities...................            9,057,066       0.3%
                                                 ------------      ----
  SINGAPORE -- (0.8%)
     Other Securities...................           26,151,286       0.8%
                                                 ------------      ----
  SOUTH AFRICA -- (1.9%)
     Other Securities...................           62,347,546       1.9%
                                                 ------------      ----
  SOUTH KOREA -- (3.7%)
     Samsung Electronics Co., Ltd....... 283,550   10,614,918       0.3%
     Samsung Electronics Co., Ltd., GDR.   8,033    7,503,333       0.3%
     Other Securities...................          105,002,590       3.1%
                                                 ------------      ----
  TOTAL SOUTH KOREA.....................          123,120,841       3.7%
                                                 ------------      ----
  SPAIN -- (1.7%)
     Iberdrola S.A...................... 808,851    5,723,284       0.2%
     Other Securities...................           52,767,370       1.5%
                                                 ------------      ----
  TOTAL SPAIN...........................           58,490,654       1.7%
                                                 ------------      ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                                PERCENTAGE
                                                      SHARES      VALUE>>     OF NET ASSETS++
                                                     --------- -------------- ---------------
SWEDEN -- (2.1%)
   Other Securities.................................           $   71,076,482       2.1%
                                                               --------------      ----
SWITZERLAND -- (4.5%)
   Nestle SA........................................   261,736     22,096,560       0.7%
   Novartis AG, Sponsored ADR.......................   118,999     10,407,653       0.3%
   Roche Holding AG.................................    27,332      6,651,581       0.2%
   Zurich Insurance Group AG........................    17,116      5,314,195       0.2%
   Other Securities.................................              104,980,771       3.1%
                                                               --------------      ----
TOTAL SWITZERLAND...................................              149,450,760       4.5%
                                                               --------------      ----
TAIWAN -- (3.5%)
   Other Securities.................................              119,031,534       3.5%
                                                               --------------      ----
THAILAND -- (0.7%)
   Other Securities.................................               24,961,173       0.7%
                                                               --------------      ----
TURKEY -- (0.2%)
   Other Securities.................................                7,347,285       0.2%
                                                               --------------      ----
UNITED KINGDOM -- (11.7%)
   Anglo American P.L.C.............................   444,183      9,480,365       0.3%
   BP P.L.C., Sponsored ADR.........................   470,074     20,387,113       0.6%
   Glencore P.L.C................................... 1,714,273      6,976,507       0.2%
   HSBC Holdings P.L.C., Sponsored ADR..............   277,437     11,399,886       0.4%
   Rio Tinto P.L.C., Sponsored ADR..................   118,367      5,834,309       0.2%
   Royal Dutch Shell P.L.C., Class A................   177,300      5,648,428       0.2%
   Royal Dutch Shell P.L.C., Sponsored ADR, Class A.   181,989     11,499,868       0.4%
   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.   143,548      9,432,539       0.3%
   Tesco P.L.C...................................... 2,119,528      5,772,373       0.2%
   Vodafone Group P.L.C............................. 3,104,646      5,838,406       0.2%
   Other Securities.................................              301,357,531       8.7%
                                                               --------------      ----
TOTAL UNITED KINGDOM................................              393,627,325      11.7%
                                                               --------------      ----
UNITED STATES -- (0.1%)
   Other Securities.................................                4,999,633       0.1%
                                                               --------------      ----
TOTAL COMMON STOCKS.................................            3,305,696,046      98.7%
                                                               --------------      ----
PREFERRED STOCKS -- (0.8%)
BRAZIL -- (0.4%)
   Other Securities.................................               13,966,516       0.5%
                                                               --------------      ----
CHILE -- (0.0%)
   Other Securities.................................                  101,974       0.0%
                                                               --------------      ----
COLOMBIA -- (0.0%)
   Other Securities.................................                  480,537       0.0%
                                                               --------------      ----
GERMANY -- (0.4%)
   Volkswagen AG....................................    38,425      6,455,512       0.2%
   Other Securities.................................                7,141,158       0.2%
                                                               --------------      ----
TOTAL GERMANY.......................................               13,596,670       0.4%
                                                               --------------      ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                    PERCENTAGE
                                          SHARES      VALUE>>     OF NET ASSETS++
                                         --------- -------------- ---------------
UNITED KINGDOM -- (0.0%)
   Other Securities.....................           $       20,140        0.0%
                                                   --------------      -----
TOTAL PREFERRED STOCKS..................               28,165,837        0.9%
                                                   --------------      -----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities.....................                   95,706        0.0%
                                                   --------------      -----
TOTAL INVESTMENT SECURITIES.............            3,333,957,589
                                                   --------------

                                                      VALUE+
                                                   --------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S) DFA Short Term Investment Fund..... 1,750,997     20,259,031        0.6%
                                                   --------------      -----
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,033,486,655).................           $3,354,216,620      100.2%
                                                   ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ----------------------------------------------
                            LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                          ------------ ------------ ------- ------------
       Common Stocks
          Australia...... $  3,263,468 $152,864,655   --    $156,128,123
          Austria........           --   15,913,781   --      15,913,781
          Belgium........      781,954   26,769,830   --      27,551,784
          Brazil.........   52,532,523           --   --      52,532,523
          Canada.........  224,787,392           --   --     224,787,392
          Chile..........    2,507,326    7,266,328   --       9,773,654
          China..........   28,359,402  210,793,206   --     239,152,608
          Colombia.......    3,385,941           --   --       3,385,941
          Czech Republic.           --    1,385,766   --       1,385,766
          Denmark........      899,008   41,702,330   --      42,601,338
          Egypt..........       22,690      131,262   --         153,952
          Finland........       26,982   47,689,489   --      47,716,471
          France.........    2,527,979  189,385,211   --     191,913,190
          Germany........    6,228,304  167,131,755   --     173,360,059
          Greece.........           --    2,236,126   --       2,236,126
          Hong Kong......      207,590   64,082,744   --      64,290,334
          Hungary........           --    3,128,308   --       3,128,308
          India..........    2,717,927   88,388,157   --      91,106,084
          Indonesia......      290,052   18,798,171   --      19,088,223
          Ireland........    2,670,938   12,592,285   --      15,263,223
          Israel.........    2,751,458   16,245,658   --      18,997,116
          Italy..........    2,053,255   67,660,741   --      69,713,996
          Japan..........   14,889,498  586,780,062   --     601,669,560
          Malaysia.......           --   22,641,883   --      22,641,883
          Mexico.........   24,989,608        1,763   --      24,991,371
          Netherlands....   12,487,576   58,944,438   --      71,432,014
          New Zealand....      158,520   11,986,652   --      12,145,172
          Norway.........    1,009,453   24,849,527   --      25,858,980
          Peru...........      778,357           --   --         778,357
          Philippines....      120,033    8,734,118   --       8,854,151
          Poland.........           --   10,653,612   --      10,653,612

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED


                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
   Portugal...................           -- $    6,829,369   --    $    6,829,369
   Russia..................... $  2,838,815      6,218,251   --         9,057,066
   Singapore..................       11,416     26,139,870   --        26,151,286
   South Africa...............    6,128,795     56,218,751   --        62,347,546
   South Korea................    4,911,727    118,209,114   --       123,120,841
   Spain......................    3,100,117     55,390,537   --        58,490,654
   Sweden.....................      596,029     70,480,453   --        71,076,482
   Switzerland................   17,389,023    132,061,737   --       149,450,760
   Taiwan.....................    5,275,714    113,755,820   --       119,031,534
   Thailand...................   24,949,253         11,920   --        24,961,173
   Turkey.....................       47,250      7,300,035   --         7,347,285
   United Kingdom.............   88,055,669    305,571,656   --       393,627,325
   United States..............    4,999,633             --   --         4,999,633
Preferred Stocks
   Brazil.....................   13,966,516             --   --        13,966,516
   Chile......................           --        101,974   --           101,974
   Colombia...................      480,537             --   --           480,537
   Germany....................           --     13,596,670   --        13,596,670
   United Kingdom.............           --         20,140   --            20,140
Rights/Warrants
   Canada.....................           --            272   --               272
   Chile......................           --          1,785   --             1,785
   France.....................           --             10   --                10
   Indonesia..................           --         18,561   --            18,561
   Japan......................           --          2,765   --             2,765
   Malaysia...................           --            264   --               264
   South Korea................           --          5,551   --             5,551
   Spain......................           --         57,232   --            57,232
   Sweden.....................           --          3,113   --             3,113
   Taiwan.....................           --          4,355   --             4,355
   Thailand...................           --          1,798   --             1,798
Securities Lending Collateral.           --     20,259,031   --        20,259,031
                               ------------ --------------   --    --------------
TOTAL......................... $563,197,728 $2,791,018,892   --    $3,354,216,620
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               TAX-MANAGED
                                                                  U.S.        TAX-MANAGED     TAX-MANAGED     TAX-MANAGED
                                                               MARKETWIDE     U.S. EQUITY    U.S. TARGETED   U.S. SMALL CAP
                                                             VALUE PORTFOLIO  PORTFOLIO*    VALUE PORTFOLIO*   PORTFOLIO*
                                                             --------------- -------------- ---------------- --------------
ASSETS:
Investments in Affiliated Investment Company at Value....... $    4,988,229              --              --              --
Investments at Value (including $0, $261,462, $681,397 and
  $642,759 of securities on loan, respectively).............             --  $    3,550,335  $    4,569,112  $    2,970,439
Temporary Cash Investments at Value & Cost..................             --           9,882          15,083          10,022
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $136,942, $386,452 and
  $371,327).................................................             --         136,946         386,467         371,336
Receivables:
   Investment Securities/Affiliated Investment Company
     Sold...................................................             --              --         150,399          94,928
   Dividends and Interest...................................             --           2,899           1,649             762
   Securities Lending Income................................             --              37              94             155
   Fund Shares Sold.........................................          1,558           3,957           4,912           2,833
Prepaid Expenses and Other Assets...........................             32              26              45              31
                                                             --------------  --------------  --------------  --------------
       Total Assets.........................................      4,989,819       3,704,082       5,127,761       3,450,506
                                                             --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --         136,943         386,455         371,354
   Investment Securities/Affiliated Investment Company
     Purchased..............................................             --           2,921         132,072          89,797
   Fund Shares Redeemed.....................................          1,437             999           4,071           2,102
   Due to Advisor...........................................            652             622           1,707           1,308
Accrued Expenses and Other Liabilities......................            200             313             416             265
                                                             --------------  --------------  --------------  --------------
       Total Liabilities....................................          2,289         141,798         524,721         464,826
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    4,987,530  $    3,562,284  $    4,603,040  $    2,985,680
                                                             ==============  ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................    165,843,062     121,012,744     130,879,278      69,719,330
                                                             ==============  ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE........................................... $        30.07  $        29.44  $        35.17  $        42.82
                                                             ==============  ==============  ==============  ==============
Investments at Cost.........................................            N/A  $    1,834,843  $    2,871,479  $    1,687,987
                                                             ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    2,677,237  $    1,829,386  $    2,751,391  $    1,624,567
Total Distributable Earnings (Loss).........................      2,310,293       1,732,898       1,851,649       1,361,113
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    4,987,530  $    3,562,284  $    4,603,040  $    2,985,680
                                                             ==============  ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED.............................  1,700,000,000   1,500,000,000   1,700,000,000   1,500,000,000
                                                             ==============  ==============  ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                    TAX-MANAGED    T.A. WORLD EX
                                                                                   T.A. U.S. CORE       DFA          U.S. CORE
                                                                                      EQUITY 2     INTERNATIONAL      EQUITY
                                                                                     PORTFOLIO*   VALUE PORTFOLIO*  PORTFOLIO*
                                                                                   -------------- ---------------- --------------
ASSETS:
Investments at Value (including $1,036,637, $9,033 and $46,600 of securities
  on loan, respectively).......................................................... $    9,110,615  $    3,634,635  $    3,333,958
Temporary Cash Investments at Value & Cost........................................             41              --              --
Collateral from Securities on Loan Invested in Affiliate at Value (including cost
  of $544,185, $9,492 and $20,258)................................................        544,198           9,492          20,259
Segregated Cash for Futures Contracts.............................................             --             707              --
Foreign Currencies at Value.......................................................             --          13,803           3,187
Cash..............................................................................             --           1,343              --
Receivables:
   Investment Securities Sold.....................................................             30           4,265           6,208
   Dividends, Interest and Tax Reclaims...........................................          6,838          16,536          10,149
   Securities Lending Income......................................................            173              10             172
   Fund Shares Sold...............................................................          7,232           3,861           8,672
   Futures Margin Variation.......................................................             --             142              --
Prepaid Expenses and Other Assets.................................................             65              48              41
                                                                                   --------------  --------------  --------------
       Total Assets...............................................................      9,669,192       3,684,842       3,382,646
                                                                                   --------------  --------------  --------------
LIABILITIES:
Payables:
   Due to Custodian...............................................................             --              --              57
   Upon Return of Securities Loaned...............................................        544,263           9,501          20,257
   Investment Securities Purchased................................................             30             302             139
   Fund Shares Redeemed...........................................................          9,421           4,425           6,533
   Due to Advisor.................................................................          1,759           1,623             947
   Line of Credit.................................................................             --              --           5,641
Unrealized Loss on Foreign Currency Contracts.....................................             --              --               1
Accrued Expenses and Other Liabilities............................................            687             344             368
                                                                                   --------------  --------------  --------------
       Total Liabilities..........................................................        556,160          16,195          33,943
                                                                                   --------------  --------------  --------------
NET ASSETS........................................................................ $    9,113,032  $    3,668,647  $    3,348,703
                                                                                   ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........................................    509,823,846     251,123,348     331,213,203
                                                                                   ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE........................................................................... $        17.87  $        14.61  $        10.11
                                                                                   ==============  ==============  ==============
Investments at Cost............................................................... $    5,429,670  $    3,518,307  $    3,013,229
                                                                                   ==============  ==============  ==============
Foreign Currencies at Cost........................................................ $           --  $       13,874  $        3,190
                                                                                   ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................... $    5,359,661  $    3,573,703  $    3,050,589
Total Distributable Earnings (Loss)...............................................      3,753,371          94,944         298,114
                                                                                   --------------  --------------  --------------
NET ASSETS........................................................................ $    9,113,032  $    3,668,647  $    3,348,703
                                                                                   ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED...................................................  2,000,000,000   1,700,000,000   1,500,000,000
                                                                                   ==============  ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                       TAX-MANAGED
                                                                          U.S.        TAX-MANAGED   TAX-MANAGED     TAX-MANAGED
                                                                       MARKETWIDE     U.S. EQUITY  U.S. TARGETED   U.S. SMALL CAP
                                                                    VALUE PORTFOLIO*# PORTFOLIO#  VALUE PORTFOLIO#   PORTFOLIO#
                                                                    ----------------- ----------- ---------------- --------------
INVESTMENT INCOME
Net Investment Income Allocated from Investment Company:
   Dividends (Net of Foreign Taxes Withheld of $6, $0, $0 and $0,
     respectively).................................................     $111,897             --             --              --
   Income from Securities Lending..................................          590             --             --              --
   Expenses Allocated from Affiliated Investment Companies.........      (10,690)            --             --              --
                                                                        --------       --------      ---------       ---------
       Total Net Investment Income Allocated from Investment
         Company:..................................................      101,797             --             --              --
                                                                        --------       --------      ---------       ---------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $4, $34 and
     $14, respectively)............................................           --       $ 63,584      $  71,822       $  39,975
   Income from Securities Lending..................................           --            787          2,707           3,111
                                                                        --------       --------      ---------       ---------
       Total Fund Investment Income................................           --         64,371         74,529          43,086
                                                                        --------       --------      ---------       ---------
FUND EXPENSES
   Investment Management Fees......................................       17,894          7,166         20,773          15,593
   Accounting & Transfer Agent Fees................................          114            224            339             219
   Custodian Fees..................................................           41                            64              44
   Filing Fees.....................................................           90             64            115              71
   Shareholders' Reports...........................................           75             47             78              59
   Directors'/Trustees' Fees & Expenses............................           20             14             20              12
   Professional Fees...............................................           18             54             70              46
   Other...........................................................           26             92            121              81
                                                                        --------       --------      ---------       ---------
       Total Fund Expenses.........................................       18,237          7,702         21,580          16,125
                                                                        --------       --------      ---------       ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).....................      (10,226)            --             --              --
                                                                        --------       --------      ---------       ---------
   Net Expenses....................................................        8,011          7,702         21,580          16,125
                                                                        --------       --------      ---------       ---------
   NET INVESTMENT INCOME (LOSS)....................................       93,786         56,669         52,949          26,961
                                                                        --------       --------      ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................           --         11,732        161,975          84,385
       Affiliated Investment Companies Shares Sold.................           --            (52)           (61)            (38)
       Transactions Allocated from Affiliated Investment
         Company**.................................................      162,485             --             --              --
       Futures.....................................................           --             --          1,400             485
       Foreign Currency Transactions...............................           --             --             --              (1)
   Change in Unrealized Appreciation (Depreciation) of:............
       Investment Securities and Foreign Currency..................           --        154,499       (343,543)       (108,814)
       Affiliated Investment Companies Shares......................           --             30             11              (7)
       Transactions Allocated from Affiliated Investment
         Company...................................................      (55,828)            --             --              --
                                                                        --------       --------      ---------       ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................      106,657        166,209       (180,218)        (23,990)
                                                                        --------       --------      ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................................     $200,443       $222,878      $(127,269)      $   2,971
                                                                        ========       ========      =========       =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                            TAX-MANAGED    T.A. WORLD EX
                                                                           T.A. U.S. CORE       DFA          U.S. CORE
                                                                              EQUITY 2     INTERNATIONAL      EQUITY
                                                                             PORTFOLIO#   VALUE PORTFOLIO#  PORTFOLIO#
                                                                           -------------- ---------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $27, $13,484 and $10,221,
     respectively)........................................................    $154,599       $ 136,564       $ 101,131
   Income from Securities Lending.........................................       3,695           1,030           1,738
                                                                              --------       ---------       ---------
       Total Investment Income............................................     158,294         137,594         102,869
                                                                              --------       ---------       ---------
FUND EXPENSES
   Investment Management Fees.............................................      20,138          20,213          11,647
   Accounting & Transfer Agent Fees.......................................         537             296             264
   Custodian Fees.........................................................         103             306             658
   Filing Fees............................................................         238             113             127
   Shareholders' Reports..................................................          93              82              64
   Directors'/Trustees' Fees & Expenses...................................          36              17              14
   Professional Fees......................................................         126              76              82
   Other..................................................................         217             135             142
                                                                              --------       ---------       ---------
       Total Fund Expenses................................................      21,488          21,238          12,998
                                                                              --------       ---------       ---------
   Fees Paid Indirectly (Note C)..........................................          --            (301)           (170)
                                                                              --------       ---------       ---------
   Net Expenses...........................................................      21,488          20,937          12,828
                                                                              --------       ---------       ---------
   NET INVESTMENT INCOME (LOSS)...........................................     136,806         116,657          90,041
                                                                              --------       ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:...........................................
       Investment Securities Sold**.......................................      64,808          22,541          17,559
       Affiliated Investment Companies Shares Sold........................         (39)             (7)             (4)
       Futures............................................................         754           1,775             (41)
       Foreign Currency Transactions......................................          --          (1,905)         (1,043)
   Change in Unrealized Appreciation (Depreciation) of:...................
       Investment Securities and Foreign Currency.........................     119,633        (475,395)       (498,720)
       Affiliated Investment Companies Shares.............................         (36)             --               2
       Futures............................................................          --          (1,717)             --
       Translation of Foreign Currency Denominated Amounts................          --            (217)           (114)
                                                                              --------       ---------       ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)................................     185,120        (454,925)       (482,361)
                                                                              --------       ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...........    $321,926       $(338,268)      $(392,320)
                                                                              ========       =========       =========

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           TAX-MANAGED U.S.                                TAX-MANAGED U.S.
                                                           MARKETWIDE VALUE        TAX-MANAGED U.S.         TARGETED VALUE
                                                               PORTFOLIO           EQUITY PORTFOLIO            PORTFOLIO
                                                        ----------------------  ----------------------  ----------------------
                                                           YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                                           ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                          OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                           2018        2017        2018        2017        2018        2017
                                                        ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................ $   93,786  $   84,869  $   56,669  $   51,331  $   52,949  $   45,243
   Net Realized Gain (Loss) on:
      Investment Securities Sold*,**...................         --     156,290      11,732     226,688     161,975     184,340
      Affiliated Investment Companies Shares
       Sold............................................         --          --         (52)         46         (61)         48
      Transactions Allocated from Affiliated
       Investment Company*,**..........................    162,485          --          --          --          --          --
      Futures..........................................         --          56          --       3,359       1,400       1,430
      Foreign Currency Transactions....................         --          --          --          --          --           2
   Change in Unrealized Appreciation
    (Depreciation) of:
      Investment Securities and Foreign
       Currency........................................         --     653,780     154,499     361,678    (343,543)    730,643
      Affiliated Investment Companies
       Shares..........................................         --          --          30         (59)         11         (86)
      Transactions Allocated from Affiliated
       Investment Company..............................    (55,828)         --          --          --          --          --
      Futures..........................................         --          --          --         507          --          --
                                                        ----------  ----------  ----------  ----------  ----------  ----------
         Net Increase (Decrease) in Net Assets
          Resulting from Operations....................    200,443     894,995     222,878     643,550    (127,269)    961,620
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Distributions:^
      Institutional Class Shares.......................   (239,329)   (184,005)    (53,147)    (52,066)   (232,950)   (171,904)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
         Total Distributions...........................   (239,329)   (184,005)    (53,147)    (52,066)   (232,950)   (171,904)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued.......................................    506,746     471,847     371,542     345,297     577,997     471,241
   Shares Issued in Lieu of Cash Distributions.........    236,687     181,793      52,131      50,784     230,649     170,374
   Shares Redeemed.....................................   (567,379)   (526,743)   (341,760)   (313,364)   (579,068)   (470,952)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
         Net Increase (Decrease) from Capital
          Share Transactions...........................    176,054     126,897      81,913      82,717     229,578     170,663
                                                        ----------  ----------  ----------  ----------  ----------  ----------
         Total Increase (Decrease) in Net
          Assets.......................................    137,168     837,887     251,644     674,201    (130,641)    960,379
NET ASSETS
   Beginning of Year...................................  4,850,362   4,012,475   3,310,640   2,636,439   4,733,681   3,773,302
                                                        ----------  ----------  ----------  ----------  ----------  ----------
   End of Year......................................... $4,987,530  $4,850,362  $3,562,284  $3,310,640  $4,603,040  $4,733,681
                                                        ==========  ==========  ==========  ==========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................     16,345      16,503      12,475      13,450      15,350      13,305
   Shares Issued in Lieu of Cash Distributions.........      7,725       6,410       1,747       1,962       6,204       4,750
   Shares Redeemed.....................................    (18,317)    (18,433)    (11,419)    (12,181)    (15,441)    (13,207)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
         Net Increase (Decrease) from Shares
          Issued and Redeemed..........................      5,753       4,480       2,803       3,231       6,113       4,848
                                                        ==========  ==========  ==========  ==========  ==========  ==========

                                                           TAX-MANAGED U.S.
                                                          SMALL CAP PORTFOLIO
                                                        ----------------------
                                                           YEAR        YEAR
                                                           ENDED       ENDED
                                                          OCT 31,     OCT 31,
                                                           2018        2017
                                                        ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................ $   26,961  $   23,123
   Net Realized Gain (Loss) on:
      Investment Securities Sold*,**...................     84,385      82,575
      Affiliated Investment Companies Shares
       Sold............................................        (38)          8
      Transactions Allocated from Affiliated
       Investment Company*,**..........................         --          --
      Futures..........................................        485         294
      Foreign Currency Transactions....................         (1)          3
   Change in Unrealized Appreciation
    (Depreciation) of:
      Investment Securities and Foreign
       Currency........................................   (108,814)    504,335
      Affiliated Investment Companies
       Shares..........................................         (7)        (58)
      Transactions Allocated from Affiliated
       Investment Company..............................         --          --
      Futures..........................................         --          --
                                                        ----------  ----------
         Net Increase (Decrease) in Net Assets
          Resulting from Operations....................      2,971     610,280
                                                        ----------  ----------
Distributions:^
      Institutional Class Shares.......................   (108,204)    (77,071)
                                                        ----------  ----------
         Total Distributions...........................   (108,204)    (77,071)
                                                        ----------  ----------
Capital Share Transactions (1):
   Shares Issued.......................................    391,913     305,494
   Shares Issued in Lieu of Cash Distributions.........    106,587      75,950
   Shares Redeemed.....................................   (341,292)   (277,642)
                                                        ----------  ----------
         Net Increase (Decrease) from Capital
          Share Transactions...........................    157,208     103,802
                                                        ----------  ----------
         Total Increase (Decrease) in Net
          Assets.......................................     51,975     637,011
NET ASSETS
   Beginning of Year...................................  2,933,705   2,296,694
                                                        ----------  ----------
   End of Year......................................... $2,985,680  $2,933,705
                                                        ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................      8,748       7,440
   Shares Issued in Lieu of Cash Distributions.........      2,416       1,834
   Shares Redeemed.....................................     (7,588)     (6,751)
                                                        ----------  ----------
         Net Increase (Decrease) from Shares
          Issued and Redeemed..........................      3,576       2,523
                                                        ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                      TAX-MANAGED DFA
                                                                         T.A. U.S. CORE EQUITY 2    INTERNATIONAL VALUE
                                                                                PORTFOLIO                PORTFOLIO
                                                                         -----------------------  ----------------------
                                                                            YEAR         YEAR        YEAR        YEAR
                                                                            ENDED        ENDED       ENDED       ENDED
                                                                           OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                                            2018         2017        2018        2017
                                                                         -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................................... $   136,806  $  114,522  $  116,657  $  103,739
   Net Realized Gain (Loss) on:
      Investment Securities Sold*,**....................................      64,808      68,376      22,541      50,070
      Affiliated Investment Companies Shares Sold.......................         (39)        (49)         (7)         (9)
      Futures...........................................................         754          --       1,775       3,348
      Foreign Currency Transactions.....................................          --           2      (1,905)       (329)
   Change in Unrealized Appreciation (Depreciation) of:
      Investment Securities and Foreign Currency........................     119,633   1,376,859    (475,395)    644,611
      Affiliated Investment Companies Shares............................         (36)        (68)         --          (6)
      Futures...........................................................          --          --      (1,717)      1,460
      Translation of Foreign Currency Denominated Amounts...............          --          --        (217)        411
                                                                         -----------  ----------  ----------  ----------
         Net Increase (Decrease) in Net Assets Resulting from
          Operations....................................................     321,926   1,559,642    (338,268)    803,295
                                                                         -----------  ----------  ----------  ----------
Distributions:^.........................................................
      Institutional Class Shares........................................    (197,538)   (115,818)   (113,538)    (99,420)
                                                                         -----------  ----------  ----------  ----------
         Total Distributions............................................    (197,538)   (115,818)   (113,538)    (99,420)
                                                                         -----------  ----------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued........................................................   1,636,357   1,216,846     632,830     521,234
   Shares Issued in Lieu of Cash Distributions..........................     195,401     114,916     112,462      98,482
   Shares Redeemed......................................................  (1,074,052)   (763,920)   (542,908)   (410,547)
                                                                         -----------  ----------  ----------  ----------
         Net Increase (Decrease) from Capital Share Transactions........     757,706     567,842     202,384     209,169
                                                                         -----------  ----------  ----------  ----------
         Total Increase (Decrease) in Net Assets........................     882,094   2,011,666    (249,422)    913,044
NET ASSETS
   Beginning of Year....................................................   8,230,938   6,219,272   3,918,069   3,005,025
                                                                         -----------  ----------  ----------  ----------
   End of Year.......................................................... $ 9,113,032  $8,230,938  $3,668,647  $3,918,069
                                                                         ===========  ==========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................................      88,675      74,772      38,896      35,464
   Shares Issued in Lieu of Cash Distributions..........................      10,681       7,003       7,034       6,610
   Shares Redeemed......................................................     (58,207)    (47,107)    (33,813)    (27,853)
                                                                         -----------  ----------  ----------  ----------
         Net Increase (Decrease) from Shares Issued and Redeemed........      41,149      34,668      12,117      14,221
                                                                         ===========  ==========  ==========  ==========

                                                                           T.A. WORLD EX U.S.
                                                                          CORE EQUITY PORTFOLIO
                                                                         ----------------------
                                                                            YEAR        YEAR
                                                                            ENDED       ENDED
                                                                           OCT 31,     OCT 31,
                                                                            2018        2017
                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................................... $   90,041  $   68,714
   Net Realized Gain (Loss) on:
      Investment Securities Sold*,**....................................     17,559       9,664
      Affiliated Investment Companies Shares Sold.......................         (4)          4
      Futures...........................................................        (41)         --
      Foreign Currency Transactions.....................................     (1,043)       (265)
   Change in Unrealized Appreciation (Depreciation) of:
      Investment Securities and Foreign Currency........................   (498,720)    582,092
      Affiliated Investment Companies Shares............................          2          (7)
      Futures...........................................................         --          --
      Translation of Foreign Currency Denominated Amounts...............       (114)        174
                                                                         ----------  ----------
         Net Increase (Decrease) in Net Assets Resulting from
          Operations....................................................   (392,320)    660,376
                                                                         ----------  ----------
Distributions:^.........................................................
      Institutional Class Shares........................................    (86,018)    (68,459)
                                                                         ----------  ----------
         Total Distributions............................................    (86,018)    (68,459)
                                                                         ----------  ----------
Capital Share Transactions (1):
   Shares Issued........................................................    897,782     636,884
   Shares Issued in Lieu of Cash Distributions..........................     84,565      68,018
   Shares Redeemed......................................................   (524,305)   (335,168)
                                                                         ----------  ----------
         Net Increase (Decrease) from Capital Share Transactions........    458,042     369,734
                                                                         ----------  ----------
         Total Increase (Decrease) in Net Assets........................    (20,296)    961,651
NET ASSETS
   Beginning of Year....................................................  3,368,999   2,407,348
                                                                         ----------  ----------
   End of Year.......................................................... $3,348,703  $3,368,999
                                                                         ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................................     78,189      62,099
   Shares Issued in Lieu of Cash Distributions..........................      7,521       6,507
   Shares Redeemed......................................................    (46,760)    (32,901)
                                                                         ----------  ----------
         Net Increase (Decrease) from Shares Issued and Redeemed........     38,950      35,705
                                                                         ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
                          -------------------------------------------------------------------------------------
                              YEAR           YEAR           YEAR           YEAR           YEAR          YEAR
                              ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                             OCT 31,        OCT 31,        OCT 31,        OCT 31,        OCT 31,       OCT 31,
                              2018           2017           2016           2015           2014          2018
                          ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value,
 Beginning of Year.       $    30.30     $    25.79     $    25.60     $    25.33     $    22.35     $    28.01
                          ----------     ----------     ----------     ----------     ----------     ----------
Income from Investment
 Operations
----------------------
   Net Investment
    Income (Loss)
    (A)..................       0.57           0.54           0.47           0.43           0.35           0.47
   Net Gains (Losses)
    on Securities
    (Realized and
    Unrealized)..........       0.68           5.14           0.19           0.25           2.98           1.40
                          ----------     ----------     ----------     ----------     ----------     ----------
      Total from
       Investment
       Operations........       1.25           5.68           0.66           0.68           3.33           1.87
                          ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions:
-------------------
   Net Investment
    Income...............      (0.54)         (0.52)         (0.47)         (0.41)         (0.35)         (0.44)
   Net Realized
    Gains................      (0.94)         (0.65)            --             --             --             --
                          ----------     ----------     ----------     ----------     ----------     ----------
      Total
       Distributions.....      (1.48)         (1.17)         (0.47)         (0.41)         (0.35)         (0.44)
                          ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of
 Year.................... $    30.07     $    30.30     $    25.79     $    25.60     $    25.33     $    29.44
                          ==========     ==========     ==========     ==========     ==========     ==========
Total Return.............       4.09%         22.41%          2.66%          2.73%         14.98%          6.68%
                          ----------     ----------     ----------     ----------     ----------     ----------
Net Assets, End of Year
 (thousands)............. $4,987,530     $4,850,362     $4,012,475     $3,860,871     $3,664,174     $3,562,284
Ratio of Expenses to
 Average Net
 Assets..................       0.37%(B)       0.37%(B)       0.37%(B)       0.37%(B)       0.37%(B)       0.21%
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived
 Fees Recovered by
 Advisor)................       0.57%(B)       0.57%(B)       0.57%(B)       0.43%(B)       0.37%(B)       0.21%
Ratio of Net Investment
 Income to Average
 Net Assets..............       1.83%          1.87%          1.90%          1.65%          1.45%          1.58%
Portfolio Turnover
 Rate....................        N/A            N/A            N/A            N/A            N/A              1%
                          ----------     ----------     ----------     ----------     ----------     ----------

                                 TAX-MANAGED U.S. EQUITY PORTFOLIO
                          ----------------------------------------------
                             YEAR        YEAR        YEAR        YEAR
                             ENDED       ENDED       ENDED       ENDED
                            OCT 31,     OCT 31,     OCT 31,     OCT 31,
                             2017        2016        2015        2014
                          ----------  ----------  ----------  ----------
Net Asset Value,
 Beginning of Year.       $    22.93  $    22.46  $    21.89  $    19.20
                          ----------  ----------  ----------  ----------
Income from Investment
 Operations
----------------------
   Net Investment
    Income (Loss)
    (A)..................       0.44        0.42        0.40        0.34
   Net Gains (Losses)
    on Securities
    (Realized and
    Unrealized)..........       5.09        0.48        0.56        2.69
                          ----------  ----------  ----------  ----------
      Total from
       Investment
       Operations........       5.53        0.90        0.96        3.03
                          ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment
    Income...............      (0.45)      (0.43)      (0.39)      (0.34)
   Net Realized
    Gains................         --          --          --          --
                          ----------  ----------  ----------  ----------
      Total
       Distributions.....      (0.45)      (0.43)      (0.39)      (0.34)
                          ----------  ----------  ----------  ----------
Net Asset Value, End of
 Year.................... $    28.01  $    22.93  $    22.46  $    21.89
                          ==========  ==========  ==========  ==========
Total Return.............      24.27%       4.05%       4.47%      15.89%
                          ----------  ----------  ----------  ----------
Net Assets, End of Year
 (thousands)............. $3,310,640  $2,636,439  $2,494,153  $2,311,451
Ratio of Expenses to
 Average Net
 Assets..................       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived
 Fees Recovered by
 Advisor)................       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment
 Income to Average
 Net Assets..............       1.70%       1.87%       1.79%       1.66%
Portfolio Turnover
 Rate....................          8%          4%          1%          2%
                          ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                          -----------------------------------------------------------  -----------
                             YEAR         YEAR        YEAR        YEAR        YEAR        YEAR
                             ENDED        ENDED       ENDED       ENDED       ENDED       ENDED
                            OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                             2018         2017        2016        2015        2014        2018
                          ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value,
 Beginning of Year....... $    37.94   $    31.47  $    32.34  $    33.34  $    31.06  $    44.35
                          ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment
 Operations
----------------------
   Net Investment
    Income (Loss)
    (A)..................       0.41         0.37        0.36        0.39        0.26        0.39
   Net Gains (Losses)
    on Securities
    (Realized and
    Unrealized)..........      (1.33)        7.53        0.28        0.16        3.11       (0.30)
                          ----------   ----------  ----------  ----------  ----------  ----------
      Total from
       Investment
       Operations........      (0.92)        7.90        0.64        0.55        3.37        0.09
                          ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment
    Income...............      (0.40)       (0.36)      (0.37)      (0.37)      (0.27)      (0.38)
   Net Realized
    Gains................      (1.45)       (1.07)      (1.14)      (1.18)      (0.82)      (1.24)
                          ----------   ----------  ----------  ----------  ----------  ----------
      Total
       Distributions.....      (1.85)       (1.43)      (1.51)      (1.55)      (1.09)      (1.62)
                          ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of
 Year.................... $    35.17   $    37.94  $    31.47  $    32.34  $    33.34  $    42.82
                          ==========   ==========  ==========  ==========  ==========  ==========
Total Return.............      (2.66%)      25.40%       2.21%       1.89%      11.10%       0.12%
                          ----------   ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year
 (thousands)............. $4,603,040   $4,733,681  $3,773,302  $3,670,472  $3,572,307  $2,985,680
Ratio of Expenses to
 Average Net
 Assets..................       0.44%        0.44%       0.44%       0.44%       0.43%       0.52%
Ratio of Net Investment
 Income to Average
 Net Assets..............       1.07%        1.04%       1.17%       1.19%       0.80%       0.86%
Portfolio Turnover
 Rate....................         14%          14%         20%         14%          7%         12%
                          ----------   ----------  ----------  ----------  ----------  ----------

                          TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                          -----------------------------------------------
                             YEAR        YEAR        YEAR        YEAR
                             ENDED       ENDED       ENDED       ENDED
                            OCT 31,     OCT 31,     OCT 31,     OCT 31,
                             2017        2016        2015        2014
                          ----------  ----------  ----------  ----------
Net Asset Value,
 Beginning of Year....... $    36.10  $    36.77  $    36.99  $    34.31
                          ----------  ----------  ----------  ----------
Income from Investment
 Operations
----------------------
   Net Investment
    Income (Loss)
    (A)..................       0.36        0.36        0.36        0.25
   Net Gains (Losses)
    on Securities
    (Realized and
    Unrealized)..........       9.10        0.92        0.45        2.69
                          ----------  ----------  ----------  ----------
      Total from
       Investment
       Operations........       9.46        1.28        0.81        2.94
                          ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment
    Income...............      (0.36)      (0.37)      (0.34)      (0.26)
   Net Realized
    Gains................      (0.85)      (1.58)      (0.69)         --
                          ----------  ----------  ----------  ----------
      Total
       Distributions.....      (1.21)      (1.95)      (1.03)      (0.26)
                          ----------  ----------  ----------  ----------
Net Asset Value, End of
 Year.................... $    44.35  $    36.10  $    36.77  $    36.99
                          ==========  ==========  ==========  ==========
Total Return.............      26.46%       3.75%       2.31%       8.58%
                          ----------  ----------  ----------  ----------
Net Assets, End of Year
 (thousands)............. $2,933,705  $2,296,694  $2,190,308  $2,092,558
Ratio of Expenses to
 Average Net
 Assets..................       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment
 Income to Average
 Net Assets..............       0.87%       1.04%       0.96%       0.70%
Portfolio Turnover
 Rate....................         11%         10%          8%          7%
                          ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       T.A. U.S. CORE EQUITY 2 PORTFOLIO
                          ----------------------------------------------------------
                             YEAR        YEAR        YEAR        YEAR        YEAR
                             ENDED       ENDED       ENDED       ENDED       ENDED
                            OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                             2018        2017        2016        2015        2014
                          ----------  ----------  ----------  ----------  ----------
Net Asset Value,
 Beginning of Year....... $    17.56  $    14.33  $    14.09  $    14.21  $    12.78
                          ----------  ----------  ----------  ----------  ----------
Income from Investment
 Operations
----------------------
   Net Investment
    Income (Loss)
    (A)..................       0.28        0.25        0.25        0.24        0.20
   Net Gains (Losses)
    on Securities
    (Realized and
    Unrealized)..........       0.44        3.24        0.24        0.05        1.55
                          ----------  ----------  ----------  ----------  ----------
      Total from
       Investment
       Operations........       0.72        3.49        0.49        0.29        1.75
                          ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment
    Income...............      (0.27)      (0.26)      (0.25)      (0.23)      (0.20)
   Net Realized
    Gains................      (0.14)         --          --       (0.18)      (0.12)
                          ----------  ----------  ----------  ----------  ----------
      Total
       Distributions.....      (0.41)      (0.26)      (0.25)      (0.41)      (0.32)
                          ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of
 Year.................... $    17.87  $    17.56  $    14.33  $    14.09  $    14.21
                          ==========  ==========  ==========  ==========  ==========
Total Return.............       4.05%      24.47%       3.55%       2.14%      13.88%
                          ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year
 (thousands)............. $9,113,032  $8,230,938  $6,219,272  $5,549,153  $5,056,211
Ratio of Expenses to
 Average Net
 Assets..................       0.23%       0.24%       0.24%       0.24%       0.24%
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived
 Fees Recovered by
 Advisor and Fees
 Paid Indirectly)........       0.23%       0.24%       0.24%       0.24%       0.24%
Ratio of Net Investment
 Income to Average
 Net Assets..............       1.49%       1.56%       1.82%       1.65%       1.51%
Portfolio Turnover
 Rate....................          1%          2%          7%          7%          7%
                          ----------  ----------  ----------  ----------  ----------

                                   TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                          -------------------------------------------------------------
                             YEAR         YEAR        YEAR         YEAR         YEAR
                             ENDED        ENDED       ENDED        ENDED        ENDED
                            OCT 31,      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                             2018         2017        2016         2015         2014
                          ----------   ----------  ----------   ----------   ----------
Net Asset Value,
 Beginning of Year....... $    16.39   $    13.37  $    13.87   $    15.17   $    15.99
                          ----------   ----------  ----------   ----------   ----------
Income from Investment
 Operations
----------------------
   Net Investment
    Income (Loss)
    (A)..................       0.47         0.45        0.42         0.44         0.66
   Net Gains (Losses)
    on Securities
    (Realized and
    Unrealized)..........      (1.79)        3.00       (0.50)       (1.32)       (0.83)
                          ----------   ----------  ----------   ----------   ----------
      Total from
       Investment
       Operations........      (1.32)        3.45       (0.08)       (0.88)       (0.17)
                          ----------   ----------  ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment
    Income...............      (0.46)       (0.43)      (0.42)       (0.41)       (0.65)
   Net Realized
    Gains................         --           --          --        (0.01)          --
                          ----------   ----------  ----------   ----------   ----------
      Total
       Distributions.....      (0.46)       (0.43)      (0.42)       (0.42)       (0.65)
                          ----------   ----------  ----------   ----------   ----------
Net Asset Value, End of
 Year.................... $    14.61   $    16.39  $    13.37   $    13.87   $    15.17
                          ==========   ==========  ==========   ==========   ==========
Total Return.............      (8.27%)      26.13%      (0.30%)      (5.93%)      (1.29%)
                          ----------   ----------  ----------   ----------   ----------
Net Assets, End of Year
 (thousands)............. $3,668,647   $3,918,069  $3,005,025   $2,994,931   $2,977,257
Ratio of Expenses to
 Average Net
 Assets..................       0.53%        0.53%       0.53%        0.53%        0.53%
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived
 Fees Recovered by
 Advisor and Fees
 Paid Indirectly)........       0.53%        0.53%       0.53%        0.53%        0.53%
Ratio of Net Investment
 Income to Average
 Net Assets..............       2.89%        3.01%       3.32%        2.99%        4.13%
Portfolio Turnover
 Rate....................         21%          16%         18%          25%          13%
                          ----------   ----------  ----------   ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                                                    ------------------------------------------------------------
                                                       YEAR         YEAR        YEAR        YEAR         YEAR
                                                       ENDED        ENDED       ENDED       ENDED        ENDED
                                                      OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                       2018         2017        2016        2015         2014
                                                    ----------   ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Year................. $    11.53   $     9.38  $     9.30  $     9.94   $    10.25
                                                    ----------   ----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)................       0.29         0.25        0.23        0.24         0.28
   Net Gains (Losses) on Securities (Realized and
     Unrealized)...................................      (1.44)        2.15        0.08       (0.65)       (0.30)
                                                    ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations............      (1.15)        2.40        0.31       (0.41)       (0.02)
                                                    ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income...........................      (0.27)       (0.25)      (0.23)      (0.23)       (0.27)
   Net Realized Gains..............................         --           --          --          --        (0.02)
                                                    ----------   ----------  ----------  ----------   ----------
       Total Distributions.........................      (0.27)       (0.25)      (0.23)      (0.23)       (0.29)
                                                    ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Year....................... $    10.11   $    11.53  $     9.38  $     9.30   $     9.94
                                                    ==========   ==========  ==========  ==========   ==========
Total Return.......................................     (10.19%)      25.86%       3.48%      (4.15%)      (0.25%)
                                                    ----------   ----------  ----------  ----------   ----------
Net Assets, End of Year (thousands)................ $3,348,703   $3,368,999  $2,407,348  $2,124,313   $1,995,500
Ratio of Expenses to Average Net Assets............       0.36%        0.39%       0.45%       0.45%        0.45%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor
  and Fees Paid Indirectly)........................       0.36%        0.39%       0.45%       0.45%        0.45%
Ratio of Net Investment Income to Average Net
  Assets...........................................       2.47%        2.42%       2.57%       2.42%        2.71%
Portfolio Turnover Rate............................          6%           4%          7%          5%           8%
                                                    ----------   ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, seven of which (the "Portfolios"), are included in this section of the report. The remaining ninety-five portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   Tax-Managed U.S. Marketwide Value Portfolio (the "Feeder Fund") primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. As of October 31, 2018, the Feeder Fund owned 73% of its Series.

   The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio each invests directly in securities.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Tax-Managed U.S. Marketwide Value Portfolio's investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   T.A. World ex U.S. Core Equity Portfolio is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              Tax-Managed U.S. Marketwide Value Portfolio... 0.35%
              Tax-Managed U.S. Equity Portfolio............. 0.20%
              Tax-Managed U.S. Targeted Value Portfolio..... 0.42%
              Tax-Managed U.S. Small Cap Portfolio.......... 0.50%
              T.A. U.S. Core Equity 2 Portfolio............. 0.22%
              Tax-Managed DFA International Value Portfolio. 0.50%
              T.A. World ex U.S. Core Equity Portfolio...... 0.32%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, and T.A. World ex U.S. Core Equity Portfolio, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2019, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Pursuant to a Fee Waiver Agreement with the Feeder Fund, the Advisor has contractually agreed to waive certain management fees paid by the Feeder Fund, as described in the notes below. The Fee Waiver Agreement for the Feeder Fund will remain in effect permanently, unless terminated by the Fund. During the year ended October 31, 2018, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement for the non-feeder Portfolios, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                             NET WAIVED FEES/
                                                                             EXPENSES ASSUMED     PREVIOUSLY
                                                                RECOVERY        (RECOVERED       WAIVED FEES/
                                                  EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                 LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                         AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                       ---------- ---------------- ----------------- -----------------
Tax-Managed U.S. Marketwide Value Portfolio (1).    0.35%          --             $10,226             --
Tax-Managed U.S. Equity Portfolio (2)...........    0.22%          --                  --             --
T.A. U.S. Core Equity 2 Portfolio (3)...........    0.30%          --                  --             --
T.A. World ex U.S. Core Equity Portfolio (4)....    0.39%          --                  --             --

(1) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Feeder Fund to the extent necessary to limit the total management fees paid to the Advisor by the Feeder Fund, including the proportionate share of the management fees the Feeder Fund pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of the Feeder Fund on an annualized basis.

(2) The Advisor has contractually agreed to waive its management fee and assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

(3) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of the T.A. U.S. Core Equity 2 Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.

(4) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the T.A. World ex U.S. Core Equity Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). Prior to January 1, 2017, the Expense Limitation Amount was 0.60% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   Additionally, certain Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                          FEES PAID
                                                          INDIRECTLY
                                                          ----------
           Tax-Managed DFA International Value Portfolio.    $301
           T.A. World ex U.S. Core Equity Portfolio......     170

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid to the CCO by the Fund were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               Tax-Managed U.S. Marketwide Value Portfolio. $126
               Tax-Managed U.S. Equity Portfolio...........  121
               Tax-Managed U.S. Targeted Value Portfolio...  127

              Tax-Managed U.S. Small Cap Portfolio.......... $ 75
              T.A. U.S. Core Equity 2 Portfolio.............  154
              Tax-Managed DFA International Value Portfolio.  108
              T.A. World ex U.S. Core Equity Portfolio......   63

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                      OTHER INVESTMENT SECURITIES
                                                      ---------------------------
                                                      PURCHASES       SALES
                                                        ----------     --------
       Tax-Managed U.S. Equity Portfolio............. $  137,337     $ 19,011
       Tax-Managed U.S. Targeted Value Portfolio.....    888,981      698,827
       Tax-Managed U.S. Small Cap Portfolio..........    542,686      384,350
       T.A. U.S. Core Equity 2 Portfolio.............    996,788      118,980
       Tax-Managed DFA International Value Portfolio.  1,012,288      818,288
       T.A. World ex U.S. Core Equity Portfolio......    659,684      198,821

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                 CHANGE IN
                                                  NET REALIZED  UNREALIZED
               BALANCE AT PURCHASES AT  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                10/31/17      COST     FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME
               ---------- ------------ ---------- ------------ ------------- ---------------- ---------------- --------
TAX-MANAGED
  U.S. EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund          $129,515   $  764,370  $  756,917     $(52)         $30          $136,946          11,836       $2,770
                --------   ----------  ----------     ----          ---          --------          ------       ------
TOTAL.........  $129,515   $  764,370  $  756,917     $(52)         $30          $136,946          11,836       $2,770
                ========   ==========  ==========     ====          ===          ========          ======       ======
TAX-MANAGED
  U.S.
  TARGETED
  VALUE
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund          $526,461   $2,216,966  $2,356,910     $(61)         $11          $386,467          33,402       $8,874
                --------   ----------  ----------     ----          ---          --------          ------       ------
TOTAL.........  $526,461   $2,216,966  $2,356,910     $(61)         $11          $386,467          33,402       $8,874
                ========   ==========  ==========     ====          ===          ========          ======       ======
TAX-MANAGED
  U.S. SMALL
  CAP
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund          $475,650   $1,990,938  $2,095,207     $(38)         $(7)         $371,336          32,095       $8,498
                --------   ----------  ----------     ----          ---          --------          ------       ------
TOTAL.........  $475,650   $1,990,938  $2,095,207     $(38)         $(7)         $371,336          32,095       $8,498
                ========   ==========  ==========     ====          ===          ========          ======       ======


               CAPITAL GAIN
               DISTRIBUTIONS
               -------------
TAX-MANAGED
  U.S. EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL.........      --
                    ==
TAX-MANAGED
  U.S.
  TARGETED
  VALUE
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL.........      --
                    ==
TAX-MANAGED
  U.S. SMALL
  CAP
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL.........      --
                    ==

                                                              CHANGE IN
                BALANCE              PROCEEDS  NET REALIZED  UNREALIZED
                   AT    PURCHASES     FROM    GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                10/31/17  AT COST     SALES      ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME
                -------- ---------- ---------- ------------ ------------- ---------------- ---------------- --------
T.A. U.S. CORE
 EQUITY 2
 PORTFOLIO
The DFA Short
 Term
 Investment
 Fund           $832,616 $3,484,363 $3,772,706     $(39)        $(36)         $544,198          47,035      $11,870
                -------- ---------- ----------     ----         ----          --------          ------      -------
TOTAL           $832,616 $3,484,363 $3,772,706     $(39)        $(36)         $544,198          47,035      $11,870
                ======== ========== ==========     ====         ====          ========          ======      =======
TAX-MANAGED
 DFA
 INTERNATIONAL
 VALUE
 PORTFOLIO
The DFA Short
 Term
 Investment
 Fund           $ 26,847 $  748,618 $  765,966     $ (7)          --          $  9,492             820      $   701
                -------- ---------- ----------     ----         ----          --------          ------      -------
TOTAL           $ 26,847 $  748,618 $  765,966     $ (7)          --          $  9,492             820      $   701
                ======== ========== ==========     ====         ====          ========          ======      =======
T.A. WORLD EX
 U.S. CORE
 EQUITY
 PORTFOLIO
The DFA Short
 Term
 Investment
 Fund           $ 33,284 $  127,682 $  140,705     $ (4)        $  2          $ 20,259           1,751      $   346
                -------- ---------- ----------     ----         ----          --------          ------      -------
TOTAL           $ 33,284 $  127,682 $  140,705     $ (4)        $  2          $ 20,259           1,751      $   346
                ======== ========== ==========     ====         ====          ========          ======      =======


                CAPITAL GAIN
                DISTRIBUTIONS
                -------------
T.A. U.S. CORE
 EQUITY 2
 PORTFOLIO
The DFA Short
 Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==
TAX-MANAGED
 DFA
 INTERNATIONAL
 VALUE
 PORTFOLIO
The DFA Short
 Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==
T.A. WORLD EX
 U.S. CORE
 EQUITY
 PORTFOLIO
The DFA Short
 Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, foreign capital gains tax, tax equalization, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                             NET INVESTMENT
                                               INCOME AND
                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                             CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                             -------------- ------------- ---------- --------
Tax-Managed U.S. Marketwide Value Portfolio
2017........................................    $82,721       $101,284        --     $184,005
2018........................................     87,938        151,391        --      239,329

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM   TAX EXEMPT
                                               CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                               -------------- ------------- ---------- --------
Tax-Managed U.S. Equity Portfolio
2017..........................................    $ 52,066            --        --     $ 52,066
2018..........................................      53,147            --        --       53,147
Tax-Managed U.S. Targeted Value Portfolio
2017..........................................      43,922      $127,982        --      171,904
2018..........................................      50,864       182,086        --      232,950
Tax-Managed U.S. Small Cap Portfolio
2017..........................................      22,983        54,088        --       77,071
2018..........................................      26,140        82,064        --      108,204
T.A. U.S. Core Equity 2 Portfolio
2017..........................................     115,587           231        --      115,818
2018..........................................     130,213        67,325        --      197,538
Tax-Managed DFA International Value Portfolio
2017..........................................      99,420            --        --       99,420
2018..........................................     113,538            --        --      113,538
T.A. World ex U.S. Core Equity Portfolio
2017..........................................      68,459            --        --       68,459
2018..........................................      86,018            --        --       86,018

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM
                                               CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                               -------------- ------------- -------
Tax-Managed U.S. Marketwide Value Portfolio...    $(8,839)            --    $(8,839)
Tax-Managed U.S. Equity Portfolio.............       (906)            --       (906)
Tax-Managed U.S. Targeted Value Portfolio.....     (2,938)       $(5,931)    (8,869)
Tax-Managed U.S. Small Cap Portfolio..........     (1,158)        (2,930)    (4,088)
T.A. U.S. Core Equity 2 Portfolio.............     (4,440)            --     (4,440)
Tax-Managed DFA International Value Portfolio.     (1,876)            --     (1,876)
T.A. World ex U.S. Core Equity Portfolio......     (2,431)            --     (2,431)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                             UNDISTRIBUTED                                               TOTAL NET
                                             NET INVESTMENT                                            DISTRIBUTABLE
                                               INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                               SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                             CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                             -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Marketwide Value Portfolio     $ 3,222       $160,444         --         $2,143,895    $2,307,561
Tax-Managed U.S. Equity Portfolio...........     10,331          6,327         --          1,716,354     1,733,012

                                               UNDISTRIBUTED                                               TOTAL NET
                                               NET INVESTMENT                                            DISTRIBUTABLE
                                                 INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                 SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                               CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                               -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Targeted Value Portfolio.....         --       $156,564            --      $1,695,212    $1,851,776
Tax-Managed U.S. Small Cap Portfolio..........         --         81,531            --       1,279,657     1,361,188
T.A. U.S. Core Equity 2 Portfolio.............    $20,036         52,768            --       3,680,725     3,753,529
Tax-Managed DFA International Value Portfolio.     13,193             --      $(17,691)         99,550        95,052
T.A. World ex U.S. Core Equity Portfolio......     12,190             --       (30,986)        316,971       298,175

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                       UNLIMITED  TOTAL
                                                       --------- -------
        Tax-Managed U.S. Marketwide Value Portfolio...       --       --
        Tax-Managed U.S. Equity Portfolio.............       --       --
        Tax-Managed U.S. Targeted Value Portfolio.....       --       --
        Tax-Managed U.S. Small Cap Portfolio..........       --       --
        T.A. U.S. Core Equity 2 Portfolio.............       --       --
        Tax-Managed DFA International Value Portfolio.  $17,691  $17,691
        T.A. World ex U.S. Core Equity Portfolio......   30,986   30,986

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

             Tax-Managed DFA International Value Portfolio. $20,681
             T.A. World ex U.S. Core Equity Portfolio......  13,739

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                           NET
                                                                                        UNREALIZED
                                                FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                               ---------- ------------ -------------- --------------
Tax-Managed U.S. Marketwide Value Portfolio... $2,844,333  $2,143,895           --      $2,143,895
Tax-Managed U.S. Equity Portfolio.............  1,980,818   1,777,408    $ (61,062)      1,716,346
Tax-Managed U.S. Targeted Value Portfolio.....  3,275,660   1,778,547      (83,545)      1,695,002
Tax-Managed U.S. Small Cap Portfolio..........  2,072,145   1,320,336      (40,684)      1,279,652
T.A. U.S. Core Equity 2 Portfolio.............  5,973,841   3,879,193     (198,180)      3,681,013
Tax-Managed DFA International Value Portfolio.  3,543,283     409,776     (309,989)         99,787
T.A. World ex U.S. Core Equity Portfolio......  3,037,135     703,721     (386,639)        317,082

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The T.A. World ex U.S. Core Equity Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the T.A. World ex U.S. Core Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the T.A. World ex U.S. Core Equity Portfolio as an unrealized gain or loss, which is presented in the Portfolio's Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the T.A. World ex U.S. Core Equity Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions.

   3. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker, in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                            FUTURES
                                                            -------
             Tax-Managed U.S. Targeted Value Portfolio..... $ 3,320
             Tax-Managed U.S. Small Cap Portfolio..........     768
             Tax-Managed DFA International Value Portfolio.  28,129
             T.A. World ex U.S. Core Equity Portfolio......     891

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                  LIABILITY DERIVATIVES VALUE
                                               ---------------------------------
                                                 TOTAL VALUE
                                                      AT             EQUITY
                                               OCTOBER 31, 2018 CONTRACTS (1),(2)
                                               ---------------- -----------------
Tax-Managed DFA International Value Portfolio.     $(1,057)          $(1,057)

(1)Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.
(2)Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                    REALIZED GAIN (LOSS) ON
                                                         DERIVATIVES
                                                    -------------------------------
                                                                      EQUITY
                                                     TOTAL         CONTRACTS (1)
                                                       -------     -------------
     Tax-Managed U.S. Targeted Value Portfolio..... $ 1,400           $ 1,400*
     Tax-Managed U.S. Small Cap Portfolio..........     485               485*
     T.A. U.S. Core Equity 2 Portfolio.............     754               754*
     Tax-Managed DFA International Value Portfolio.   1,775             1,775
     T.A. World ex U.S. Core Equity Portfolio......     (41)              (41)*

                                                    CHANGE IN UNREALIZED APPRECIATION
                                                    (DEPRECIATION) ON DERIVATIVES
                                                    -------------------------------
                                                                      EQUITY
                                                     TOTAL         CONTRACTS (2)
                                                       -------     -------------
     Tax-Managed DFA International Value Portfolio. $(1,717)          $(1,717)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.

(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

* As of October 31, 2018, there were no futures contracts outstanding. During the year ended October 31, 2018, the Portfolios had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                             WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                              AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                           INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                           ------------- ------------ ------------ -------- ---------------
Tax-Managed U.S. Equity Portfolio.........     2.93%        $2,007          6        $ 1        $ 3,432
Tax-Managed U.S. Targeted Value Portfolio.     2.17%           652          1         --            652
T.A. U.S. Core Equity 2 Portfolio.........     2.95%         4,168          3          1          4,168
T.A. World ex U.S. Core Equity Portfolio..     2.84%         7,573         24         14         17,282

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   As of October 31, 2018, the T.A. World ex U.S. Core Equity Portfolio had loans outstanding in the amount of $5,641 (in thousands).

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations.

lnterfund loans have a maximum duration of seven days and may be called on one business day's notice. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018 if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                      PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                      --------- -------- --------------------
Tax-Managed U.S. Equity Portfolio............. $ 28,096  $  4,114       $ (6,816)
Tax-Managed U.S. Targeted Value Portfolio.....  182,520   287,464        (56,384)
Tax-Managed U.S. Small Cap Portfolio..........  126,504   183,888        (31,492)
T.A. U.S. Core Equity 2 Portfolio.............   50,797    19,914        (17,112)
Tax-Managed DFA International Value Portfolio.   34,627    40,827         (5,181)
T.A. World ex U.S. Core Equity Portfolio......   45,739    19,366          3,148

J. SECURITIES LENDING:

   As of October 31, 2018, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolios received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                          MARKET
                                                          VALUE
                                                         --------
              Tax-Managed U.S. Equity Portfolio......... $130,855
              Tax-Managed U.S. Targeted Value Portfolio.  316,480
              Tax-Managed U.S. Small Cap Portfolio......  290,734
              T.A. U.S. Core Equity 2 Portfolio.........  520,542
              T.A. World ex U.S. Core Equity Portfolio..   30,681

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                   REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                AS OF OCTOBER 31, 2018
                                               ---------------------------------------------------------
                                               OVERNIGHT AND            BETWEEN
                                                CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                               ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
TAX-MANAGED U.S. EQUITY PORTFOLIO
   Common Stocks.............................. $136,946,201     --         --         --    $136,946,201
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
   Common Stocks..............................  386,466,527     --         --         --     386,466,527
TAX-MANAGED U.S. SMALL CAP PORTFOLIO
   Common Stocks..............................  371,335,610     --         --         --     371,335,610
T.A. U.S. CORE EQUITY 2 PORTFOLIO
   Common Stocks..............................  544,198,078     --         --         --     544,198,078
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
   Common Stocks..............................    9,491,733     --         --         --       9,491,733
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
   Common Stocks..............................   20,259,031     --         --         --      20,259,031

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                                DISTRIBUTIONS FROM:
                                                                    ------------------------------------------
                                                                       NET        NET        NET
                                                                    INVESTMENT SHORT-TERM LONG-TERM
                                                                      INCOME     GAINS      GAINS      TOTAL
                                                                    ---------- ---------- ---------  ---------
Tax-Managed U.S. Marketwide Value Portfolio--Institutional Class... $ (82,721)     --     $(101,284) $(184,005)
Tax-Managed U.S. Equity Portfolio--Institutional Class.............   (52,066)     --            --    (52,066)
Tax-Managed U.S. Targeted Value Portfolio--Institutional Class.....   (43,922)     --      (127,982)  (171,904)
Tax-Managed U.S. Small Cap Portfolio--Institutional Class..........   (22,983)     --       (54,088)   (77,071)
T.A. U.S. Core Equity 2 Portfolio--Institutional Class.............  (115,587)     --          (231)  (115,818)
Tax-Managed DFA International Value Portfolio--Institutional Class.   (99,420)     --            --    (99,420)
T.A. World Ex U.S. Core Equity Portfolio--Institutional Class......   (68,459)     --            --    (68,459)

                                                       UNDISTRIBUTED
                                                       NET INVESTMENT
                                                           INCOME
                                                       (DISTRIBUTIONS
                                                         IN EXCESS
                                                           OF NET
                                                         INVESTMENT
                                                          INCOME)
                                                       --------------
          Tax-Managed U.S. Marketwide Value Portfolio.     $5,654
          Tax-Managed U.S. Equity Portfolio...........      1,361
          Tax-Managed U.S. Targeted Value Portfolio...        757
          Tax-Managed U.S. Small Cap Portfolio........        134
          T.A. U.S. Core Equity 2 Portfolio...........      6,244

                                                        UNDISTRIBUTED
                                                        NET INVESTMENT
                                                            INCOME
                                                        (DISTRIBUTIONS
                                                          IN EXCESS
                                                            OF NET
                                                          INVESTMENT
                                                           INCOME)
                                                        --------------
         Tax-Managed DFA International Value Portfolio.     11,086
         T.A. World Ex U.S. Core Equity Portfolio......      6,626

M. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                APPROXIMATE
                                                                 PERCENTAGE
                                                   NUMBER OF   OF OUTSTANDING
                                                  SHAREHOLDERS     SHARES
                                                  ------------ --------------
   Tax-Managed U.S. Marketwide Value Portfolio...      3             91%
   Tax-Managed U.S. Equity Portfolio.............      3             88%
   Tax-Managed U.S. Targeted Value Portfolio.....      3             95%
   Tax-Managed U.S. Small Cap Portfolio..........      3             93%
   T.A. U.S. Core Equity 2 Portfolio.............      3             88%
   Tax-Managed DFA International Value Portfolio.      3             94%
   T.A. World ex U.S. Core Equity Portfolio......      3             88%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States (the "Supreme Court") to review the Second Circuit's ruling, and that petition is pending. Additionally, the individual creditor plaintiffs have moved the Second Circuit to review its prior ruling in light of a recent decision by the Supreme Court (in an unrelated case) regarding the scope of the Bankruptcy Code's safe harbor for securities transactions; such review is pending. On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit and the District Court advised that it would certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendant). Additionally, the Trustee has requested leave from the District Court to file an amended complaint to assert new claims against the shareholder defendants in light of the recent Supreme Court decision addressing the scope of the Bankruptcy Code's safe harbor for securities transactions; the District Court has stayed this request pending the Second Circuit's review if its prior decision with respect to the Individual Creditor Actions.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedule of investments/summary schedules of portfolio holdings, of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (seven of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES VS.
RUSSELL 3000(R) VALUE INDEX
October 31, 2008-October 31, 2018

                                    [CHART]

            The Tax-Managed U.S. Marketwide         Russell 3000/R/
                     Value Series                     Value Index
            -------------------------------       -------------------
10/31/2008             $10,000                          $10,000
11/30/2008               9,011                            9,247
12/31/2008               9,313                            9,410
 1/31/2009               8,103                            8,306
 2/28/2009               7,016                            7,193
 3/31/2009               7,751                            7,810
 4/30/2009               9,092                            8,679
 5/31/2009               9,779                            9,187
 6/30/2009               9,640                            9,123
 7/31/2009              10,630                            9,893
 8/31/2009              11,333                           10,407
 9/30/2009              11,840                           10,818
10/31/2009              11,276                           10,456
11/30/2009              11,799                           11,025
12/31/2009              12,232                           11,269
 1/31/2010              11,889                           10,951
 2/28/2010              12,437                           11,310
 3/31/2010              13,418                           12,063
 4/30/2010              13,941                           12,420
 5/31/2010              12,747                           11,397
 6/30/2010              11,774                           10,725
 7/31/2010              12,715                           11,455
 8/31/2010              11,881                           10,935
 9/30/2010              13,066                           11,808
10/31/2010              13,573                           12,171
11/30/2010              13,606                           12,136
12/31/2010              14,890                           13,098
 1/31/2011              15,258                           13,370
 2/28/2011              16,116                           13,879
 3/31/2011              16,222                           13,945
 4/30/2011              16,607                           14,304
 5/31/2011              16,345                           14,144
 6/30/2011              16,059                           13,850
 7/31/2011              15,380                           13,390
 8/31/2011              14,096                           12,526
 9/30/2011              12,666                           11,546
10/31/2011              14,432                           12,894
11/30/2011              14,317                           12,831
12/31/2011              14,464                           13,085
 1/31/2012              15,217                           13,609
 2/29/2012              16,018                           14,124
 3/31/2012              16,361                           14,544
 4/30/2012              16,059                           14,391
 5/31/2012              14,930                           13,545
 6/30/2012              15,715                           14,215
 7/31/2012              15,854                           14,340
 8/31/2012              16,451                           14,661
 9/30/2012              17,040                           15,131
10/31/2012              17,097                           15,048
11/30/2012              17,204                           15,046
12/31/2012              17,702                           15,381
 1/31/2013              18,872                           16,374
 2/28/2013              19,166                           16,605
 3/31/2013              20,114                           17,266
 4/30/2013              20,253                           17,505
 5/31/2013              20,916                           17,960
 6/30/2013              20,793                           17,808
 7/31/2013              22,061                           18,784
 8/31/2013              21,406                           18,062
 9/30/2013              22,191                           18,561
10/31/2013              23,238                           19,357
11/30/2013              24,203                           19,914
12/31/2013              24,873                           20,408
 1/31/2014              23,892                           19,678
 2/28/2014              24,767                           20,533
 3/31/2014              25,135                           21,004
 4/30/2014              25,192                           21,145
 5/31/2014              25,789                           21,441
 6/30/2014              26,451                           22,031
 7/31/2014              26,043                           21,578
 8/31/2014              26,999                           22,383
 9/30/2014              26,312                           21,839
10/31/2014              26,762                           22,407
11/30/2014              27,114                           22,822
12/31/2014              27,383                           22,999
 1/31/2015              26,010                           22,077
 2/28/2015              27,899                           23,142
 3/31/2015              27,629                           22,881
 4/30/2015              27,915                           23,039
 5/31/2015              28,340                           23,309
 6/30/2015              28,046                           22,882
 7/31/2015              28,128                           22,922
 8/31/2015              26,353                           21,576
 9/30/2015              25,527                           20,917
10/31/2015              27,547                           22,462
11/30/2015              27,596                           22,592
12/31/2015              26,672                           22,049
 1/31/2016              24,971                           20,883
 2/29/2016              24,914                           20,889
 3/31/2016              26,664                           22,412
 4/30/2016              27,334                           22,883
 5/31/2016              27,653                           23,243
 6/30/2016              27,621                           23,435
 7/31/2016              28,373                           24,158
 8/31/2016              28,667                           24,375
 9/30/2016              28,798                           24,343
10/31/2016              28,316                           23,934
11/30/2016              30,474                           25,437
12/31/2016              31,300                           26,106
 1/31/2017              31,676                           26,262
 2/28/2017              32,543                           27,160
 3/31/2017              32,273                           26,887
 4/30/2017              32,584                           26,849
 5/31/2017              32,469                           26,758
 6/30/2017              33,017                           27,233
 7/31/2017              33,516                           27,581
 8/31/2017              33,205                           27,234
 9/30/2017              34,415                           28,123
10/31/2017              34,718                           28,314
11/30/2017              35,993                           29,177
12/31/2017              36,680                           29,550
 1/31/2018              38,545                           30,635
 2/28/2018              36,590                           29,167
 3/31/2018              35,822                           28,717
 4/30/2018              35,993                           28,842
 5/31/2018              36,361                           29,127
 6/30/2018              36,329                           29,208          Past performance is not predictive of
 7/31/2018              37,833                           30,315          future performance.
 8/31/2018              38,545                           30,784
 9/30/2018              38,618                           30,783          The returns shown do not reflect the
10/31/2018              36,198                           29,103          deduction of taxes that a shareholder
                                                                         would pay on fund distributions or the
                                                                         redemption of fund shares.
          AVERAGE ANNUAL        ONE        FIVE        TEN
          TOTAL RETURN          YEAR       YEARS      YEARS              Russell data copyright (C) Russell
          --------------------------------------------------------       Investment Group 1995-2018, all
                                4.26%      9.27%      13.73%             rights reserved.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW

                                               12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------
              Russell 3000(R) Index........................ 6.60%
              Russell Microcap(R) Index (micro-cap stocks). 1.42%
              Russell 2000(R) Index (small-cap stocks)..... 1.85%
              Russell Midcap(R) Index (mid-cap stocks)..... 2.79%
              Russell 1000(R) Index (large-cap stocks)..... 6.98%
              Dow Jones U.S. Select REIT Index /SM/........ 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------
         Russell 2000(R) Value Index (small-cap value stocks)... -0.59%
         Russell 2000(R) Growth Index (small-cap growth stocks).  4.13%
         Russell 1000(R) Value Index (large-cap value stocks)...  3.03%
         Russell 1000(R) Growth Index (large-cap growth stocks). 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

   The Tax-Managed U.S. Marketwide Value Series invests in a broadly diversified group of U.S. low relative price (value) stocks while considering the federal tax implications of investment decisions. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Series held approximately 1,100 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2018, total returns were 4.26% for the Series and 2.78% for the Russell 3000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Series' emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Series' general exclusions of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities generally underperformed in the U.S.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                              BEGINNING  ENDING              EXPENSES
                                               ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                VALUE    VALUE     EXPENSE    DURING
                                              05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                              --------- --------- ---------- ---------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
--------------------------------------------
Actual Fund Return........................... $1,000.00 $1,005.70    0.21%     $1.06
Hypothetical 5% Annual Return................ $1,000.00 $1,024.15    0.21%     $1.07

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period
     (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

THE TAX-MANAGED U.S. MARKETWIDE VALUE
           SERIES
Communication Services.....  12.1%
Consumer Discretionary.....   5.4%
Consumer Staples...........   5.9%
Energy.....................  13.2%
Financials.................  22.1%
Health Care................  15.9%
Industrials................  11.7%
Information Technology.....  11.6%
Materials..................   1.9%
Real Estate................   0.1%
Utilities..................   0.1%
                              -----
                            100.0%

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                       PERCENTAGE
                                             SHARES       VALUE+     OF NET ASSETS++
                                            --------- -------------- ---------------
COMMON STOCKS -- (98.1%)
COMMUNICATION SERVICES -- (11.9%)
   Activision Blizzard, Inc................   849,537 $   58,660,530       0.9%
   AT&T, Inc............................... 7,323,762    224,693,018       3.3%
   * Charter Communications, Inc., Class A.   339,394    108,731,656       1.6%
   Comcast Corp., Class A.................. 7,135,970    272,165,896       4.0%
   Twenty-First Century Fox, Inc., Class A.   987,646     44,957,646       0.7%
   Other Securities........................              119,049,785       1.6%
                                                      --------------      ----
TOTAL COMMUNICATION SERVICES...............              828,258,531      12.1%
                                                      --------------      ----
CONSUMER DISCRETIONARY -- (5.3%)
   General Motors Co....................... 1,095,598     40,087,931       0.6%
   Royal Caribbean Cruises, Ltd............   322,500     33,775,425       0.5%
   Other Securities........................              295,686,180       4.3%
                                                      --------------      ----
TOTAL CONSUMER DISCRETIONARY...............              369,549,536       5.4%
                                                      --------------      ----
CONSUMER STAPLES -- (5.8%)
   Archer-Daniels-Midland Co...............   813,476     38,436,741       0.6%
   Mondelez International, Inc., Class A... 2,081,099     87,364,536       1.3%
   Walgreens Boots Alliance, Inc...........   659,669     52,621,796       0.8%
   Walmart, Inc............................ 1,173,687    117,697,332       1.7%
   Other Securities........................              110,410,194       1.5%
                                                      --------------      ----
TOTAL CONSUMER STAPLES.....................              406,530,599       5.9%
                                                      --------------      ----
ENERGY -- (12.9%)
   Chevron Corp............................ 1,103,373    123,191,595       1.8%
   ConocoPhillips.......................... 1,489,306    104,102,489       1.5%
   Exxon Mobil Corp........................ 2,833,988    225,812,164       3.3%
   Marathon Petroleum Corp................. 1,205,778     84,947,060       1.3%
   Occidental Petroleum Corp...............   484,588     32,501,317       0.5%
   Phillips 66.............................   775,455     79,732,283       1.2%
   Schlumberger, Ltd.......................   577,687     29,641,120       0.4%
   Valero Energy Corp......................   605,899     55,191,340       0.8%
   Other Securities........................              165,172,765       2.4%
                                                      --------------      ----
TOTAL ENERGY...............................              900,292,133      13.2%
                                                      --------------      ----
FINANCIALS -- (21.7%)
   Bank of America Corp.................... 5,929,137    163,051,267       2.4%
   Bank of New York Mellon Corp. (The).....   702,823     33,264,613       0.5%
   Capital One Financial Corp..............   372,872     33,297,470       0.5%
   Citigroup, Inc.......................... 1,870,326    122,431,540       1.8%
   Goldman Sachs Group, Inc. (The).........   209,155     47,137,262       0.7%
   JPMorgan Chase & Co..................... 2,748,095    299,597,317       4.4%
   MetLife, Inc............................   949,912     39,126,875       0.6%
   Morgan Stanley.......................... 1,102,617     50,345,492       0.7%
   Prudential Financial, Inc...............   497,625     46,667,272       0.7%
   Wells Fargo & Co........................ 2,802,209    149,161,585       2.2%
   Other Securities........................              523,167,366       7.6%
                                                      --------------      ----
TOTAL FINANCIALS...........................            1,507,248,059      22.1%
                                                      --------------      ----
HEALTH CARE -- (15.6%)
   Abbott Laboratories.....................   915,297     63,100,575       0.9%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS++
                                        ---------- -------------- ---------------
HEALTH CARE -- (Continued)
       Aetna, Inc......................    558,462 $  110,798,861        1.6%
       Anthem, Inc.....................    504,640    139,063,645        2.0%
       Cigna Corp......................    136,754     29,239,373        0.4%
       CVS Health Corp.................  1,510,745    109,362,831        1.6%
       Danaher Corp....................    405,225     40,279,365        0.6%
*      Express Scripts Holding Co......    493,239     47,829,386        0.7%
       Humana, Inc.....................    198,071     63,463,929        0.9%
       Medtronic P.L.C.................    814,175     73,129,198        1.1%
       Pfizer, Inc.....................  3,696,959    159,191,055        2.3%
       Thermo Fisher Scientific, Inc...    435,609    101,780,043        1.5%
       Other Securities................               146,450,543        2.3%
                                                   --------------      -----
TOTAL HEALTH CARE......................             1,083,688,804       15.9%
                                                   --------------      -----
INDUSTRIALS -- (11.4%)
       CSX Corp........................  1,055,544     72,684,760        1.1%
       FedEx Corp......................    127,314     28,052,367        0.4%
       Norfolk Southern Corp...........    545,229     91,505,783        1.4%
       Republic Services, Inc..........    429,755     31,234,593        0.5%
       Union Pacific Corp..............    563,195     82,350,373        1.2%
       United Technologies Corp........    382,009     47,449,338        0.7%
       Other Securities................               442,973,689        6.3%
                                                   --------------      -----
TOTAL INDUSTRIALS......................               796,250,903       11.6%
                                                   --------------      -----
INFORMATION TECHNOLOGY -- (11.4%)
       Cisco Systems, Inc..............  4,715,767    215,746,340        3.2%
       Intel Corp......................  4,978,195    233,377,782        3.4%
*      Micron Technology, Inc..........    842,584     31,782,268        0.5%
#      QUALCOMM, Inc...................    688,597     43,305,865        0.6%
       Other Securities................               266,116,169        3.9%
                                                   --------------      -----
TOTAL INFORMATION TECHNOLOGY...........               790,328,424       11.6%
                                                   --------------      -----
MATERIALS -- (1.9%)
       Other Securities................               129,132,337        1.9%
                                                   --------------      -----
REAL ESTATE -- (0.1%)
       Other Securities................                 5,661,531        0.1%
                                                   --------------      -----
UTILITIES -- (0.1%)
       Other Securities................                 4,575,180        0.1%
                                                   --------------      -----
TOTAL COMMON STOCKS....................             6,821,516,037       99.9%
                                                   --------------      -----
RIGHTS/WARRANTS -- (0.0%)
       Other Security..................                     2,520        0.0%
                                                   --------------      -----
TOTAL INVESTMENT SECURITIES............             6,821,518,557
                                                   --------------
SECURITIES LENDING COLLATERAL -- (1.9%)
@(S)   DFA Short Term Investment Fund.. 11,474,074    132,755,035        1.9%
                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
   (Cost $3,962,789,550)............               $6,954,273,592      101.8%
                                                   ==============      =====

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
   Communication Services..... $  828,258,531           --   --    $  828,258,531
   Consumer Discretionary.....    369,549,536           --   --       369,549,536
   Consumer Staples...........    406,530,599           --   --       406,530,599
   Energy.....................    900,292,133           --   --       900,292,133
   Financials.................  1,507,237,374 $     10,685   --     1,507,248,059
   Health Care................  1,083,688,804           --   --     1,083,688,804
   Industrials................    796,250,903           --   --       796,250,903
   Information Technology.....    790,328,424           --   --       790,328,424
   Materials..................    129,132,337           --   --       129,132,337
   Real Estate................      5,661,531           --   --         5,661,531
   Utilities..................      4,575,180           --   --         4,575,180
Rights/Warrants
   Consumer Discretionary.....             --        2,520   --             2,520
Securities Lending Collateral.             --  132,755,035   --       132,755,035
                               -------------- ------------   --    --------------
TOTAL......................... $6,821,505,352 $132,768,240   --    $6,954,273,592
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                                THE TAX-MANAGED
                                                                                                U.S. MARKETWIDE
                                                                                                 VALUE SERIES*
                                                                                                ---------------
ASSETS:
Investments at Value (including $258,593 of securities on loan, respectively)..................   $6,821,519
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $132,748).      132,755
Receivables:
   Investment Securities Sold..................................................................       21,973
   Dividends, Interest and Tax Reclaims........................................................        7,485
   Securities Lending Income...................................................................           36
                                                                                                  ----------
       Total Assets............................................................................    6,983,768
                                                                                                  ----------
LIABILITIES:
Payables:
   Due to Custodian............................................................................            1
   Upon Return of Securities Loaned............................................................      132,747
   Investment Securities Purchased.............................................................       10,675
   Due to Advisor..............................................................................        1,191
   Line of Credit..............................................................................        8,896
Accrued Expenses and Other Liabilities.........................................................          472
                                                                                                  ----------
       Total Liabilities.......................................................................      153,982
                                                                                                  ----------
NET ASSETS.....................................................................................   $6,829,786
                                                                                                  ==========
Investments at Cost............................................................................   $3,830,042
                                                                                                  ==========

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                 THE TAX-MANAGED
                                                                 U.S. MARKETWIDE
                                                                  VALUE SERIES#
                                                                 ---------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $8)..............    $153,238
   Income from Securities Lending...............................         808
                                                                    --------
          Total Investment Income...............................     154,046
                                                                    --------
EXPENSES
   Investment Management Fees...................................      14,003
   Accounting & Transfer Agent Fees.............................         288
   Custodian Fees...............................................          75
   Directors'/Trustees' Fees & Expenses.........................          28
   Professional Fees............................................          92
   Other........................................................         153
                                                                    --------
          Total Expenses........................................      14,639
                                                                    --------
   Net Expenses.................................................      14,639
                                                                    --------
   NET INVESTMENT INCOME (LOSS).................................     139,407
                                                                    --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................     226,155
       Affiliated Investment Companies Shares Sold..............         (25)
       Futures..................................................         697
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............     (80,044)
       Affiliated Investment Companies Shares...................           2
                                                                    --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................     146,785
                                                                    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.    $286,192
                                                                    ========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                   THE TAX-MANAGED U.S.
                                                                                  MARKETWIDE VALUE SERIES
                                                                                  ----------------------
                                                                                     YEAR        YEAR
                                                                                     ENDED       ENDED
                                                                                    OCT 31,     OCT 31,
                                                                                     2018        2017
                                                                                  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  139,407  $  126,408
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.........................................    226,155     218,751
       Affiliated Investment Companies Shares Sold...............................        (25)         22
       Futures...................................................................        697          77
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................    (80,044)    896,370
       Affiliated Investment Companies Shares....................................          2         (29)
                                                                                  ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting from Operations........    286,192   1,241,599
                                                                                  ----------  ----------
Transactions in Interest:
   Contributions.................................................................    198,216     176,018
   Withdrawals...................................................................   (321,718)   (288,925)
                                                                                  ----------  ----------
          Net Increase (Decrease) from Transactions in Interest..................   (123,502)   (112,907)
                                                                                  ----------  ----------
          Total Increase (Decrease) in Net Assets................................    162,690   1,128,692
NET ASSETS
   Beginning of Year.............................................................  6,667,096   5,538,404
                                                                                  ----------  ----------
   End of Year................................................................... $6,829,786  $6,667,096
                                                                                  ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                       THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                                                                ----------------------------------------------------------
                                                                   YEAR        YEAR        YEAR        YEAR        YEAR
                                                                   ENDED       ENDED       ENDED       ENDED       ENDED
                                                                  OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                   2018        2017        2016        2015        2014
                                                                ----------  ----------  ----------  ----------  ----------
Total Return...................................................       4.26%      22.61%       2.79%       2.93%      15.17%
                                                                ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)............................ $6,829,786  $6,667,096  $5,538,404  $5,348,412  $5,143,977
Ratio of Expenses to Average Net Assets........................       0.21%       0.21%       0.21%       0.21%       0.21%
Ratio of Net Investment Income to Average Net Assets...........       1.99%       2.02%       2.05%       1.82%       1.61%
Portfolio Turnover Rate........................................          5%          7%          9%          6%          2%
See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the "Series"), is presented in this section of the report. The remaining ten operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day.

   Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses. As of October 31, 2018, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $175 (in thousands).

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2018, the Series' investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series............................................... 0.20%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2018, the total related amounts paid by the Trust to the CCO were $43 (in thousands).The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Series made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                       OTHER INVESTMENT
                                                          SECURITIES
                                                      ------------------
                                                      PURCHASES  SALES
                                                      --------- --------
        The Tax-Managed U.S. Marketwide Value Series. $506,857  $352,818

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                     CHANGE IN
                                                      NET REALIZED  UNREALIZED
                   BALANCE AT PURCHASES AT  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                    10/31/17      COST     FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME
                   ---------- ------------ ---------- ------------ ------------- ---------------- ---------------- --------
THE TAX-MANAGED
  U.S. MARKETWIDE
  VALUE SERIES
The DFA Short
  Term Investment
  Fund............  $108,958   $1,212,807  $1,188,987     $(25)         $2           $132,755          11,474       $2,665
                    --------   ----------  ----------     ----          --           --------          ------       ------
TOTAL.............  $108,958   $1,212,807  $1,188,987     $(25)         $2           $132,755          11,474       $2,665
                    ========   ==========  ==========     ====          ==           ========          ======       ======


                   CAPITAL GAIN
                   DISTRIBUTIONS
                   -------------
THE TAX-MANAGED
  U.S. MARKETWIDE
  VALUE SERIES
The DFA Short
  Term Investment
  Fund............      --
                        --
TOTAL.............      --
                        ==

E. FEDERAL INCOME TAXES:

   The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to its partners.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                           NET
                                                                                        UNREALIZED
                                              FEDERAL TAX  UNREALIZED    UNREALIZED    APPRECIATION
                                                 COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                              ----------- ------------ -------------- --------------
The Tax-Managed U.S. Marketwide Value Series. $3,962,790   $3,131,600    $(140,115)     $2,991,485

   The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Series investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   1. FUTURES CONTRACTS: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series will be subject to equity price risk when entering into stock index futures. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                    REALIZED GAIN (LOSS) ON
                                                         DERIVATIVES
                                                    -----------------------
                                                               EQUITY
                                                    TOTAL  CONTRACTS *,(1)
                                                    -----  ---------------
      The Tax-Managed U.S. Marketwide Value Series. $697        $697

(1)  Presented on Statements of Operations as Net Realized Gain (Loss) on:
     Futures.
* As of October 31, 2018, there were no futures contracts outstanding. During the year ended October 31, 2018, the Series had limited activity in futures contracts.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                         WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                          AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                       INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
-                                      ------------- ------------ ------------ -------- ---------------
The Tax-Managed U.S. Marketwide Value
  Series..............................     2.48%        $2,761         45         $9        $8,893

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that the Series' available line of credit was used.

   As of October 31, 2018, The Tax-Managed U.S Marketwide Value Series had loans outstanding in the amount of $8,896 (in thousands).

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not use the interfund lending program during the year ended October 31, 2018.

H. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                     PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                     --------- ------ --------------------
The Tax-Managed U.S. Marketwide Value Series. $229,497  $4,931         $326

I. SECURITIES LENDING:

   As of October 31, 2018, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                            MARKET
                                                            VALUE
                                                           --------
             The Tax-Managed U.S. Marketwide Value Series. $133,240

   The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Series with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                                          REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                       AS OF OCTOBER 31, 2018
                                                      ---------------------------------------------------------
                                                      OVERNIGHT AND            BETWEEN
                                                       CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                      ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS THE TAX-MANAGED U.S.
  MARKETWIDE VALUE SERIES
   Common Stocks..................................... $132,755,035     --         --         --    $132,755,035

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Series' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Series' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Series' net assets or results of operations.

L. OTHER:

   The Series is subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States (the "Supreme Court") to review the Second Circuit's ruling, and that petition is pending. Additionally, the individual creditor plaintiffs have moved the Second Circuit to review its prior ruling in light of a recent decision by the Supreme Court (in an unrelated case) regarding the scope of the Bankruptcy Code's safe harbor for securities transactions; such review is pending. On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit and the District Court advised that it would certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants). Additionally, the Trustee has requested leave from the District Court to file an amended complaint to assert new claims against the shareholder defendants in light of the recent Supreme Court decision addressing the scope of the Bankruptcy Code's safe harbor for securities transactions; the District Court has stayed this request pending the Second Circuit's review if its prior decision with respect to the Individual Creditor Actions.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Tax-Managed U.S. Marketwide Value Series

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Tax-Managed U.S. Marketwide Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                             PORTFOLIOS
                                        TERM OF                                              WITHIN THE      OTHER DIRECTORSHIPS
                                       OFFICE/1/ AND                                          DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                      LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5     COMPLEX/2/         HELD DURING
YEAR OF BIRTH              POSITION     SERVICE                     YEARS                     OVERSEEN          PAST 5 YEARS
-----------------         ------------ -----------    ----------------------------------- ------------------ --------------------
George M. Constantinides  Director of  DFADIG-        Leo Melamed Professor of            128 portfolios in  None
University of Chicago     DFAIDG       Since 1983     Finance, University of Chicago      4 investment
Booth School of Business  and DIG      DIG-           Booth School of Business (since     companies
5807 S. Woodlawn Avenue   Trustee of   Since 1993     1978).
Chicago, IL 60637         DFAITC       DFAITC-
                          and DEM      Since 1992
1947                                   DEM-
                                       Since 1993

Douglas W. Diamond        Director of  DFADIG-        Merton H. Miller Distinguished      128 portfolios in  None
University of Chicago     DFAIDG       Since June     Service Professor of Finance,       4 investment
Booth School of Business  and DIG      2017 DIG-      University of Chicago Booth         companies
5807 S. Woodlawn Avenue   Trustee of   Since June     School of Business (since 1988).
Chicago, IL 60637         DFAITC       2017           Visiting Scholar, Federal Reserve
                          and DEM      DFAITC-        Bank of Richmond (since 1990).
1953                                   Since June     Formerly, Fischer Black Visiting
                                       2017           Professor of Financial Economics,
                                       DEM-           Alfred P. Sloan School of
                                       Since June     Management, Massachusetts
                                       2017           Institute of Technology (2015 to
                                                      2016).

Roger G. Ibbotson         Director of  DFADIG-        Professor in Practice Emeritus of   128 portfolios in  None
Yale School of            DFAIDG       Since 1981     Finance, Yale School of             4 investment
Management P.O. Box       and DIG      DIG-           Management (since 1984).            companies
208200 New Haven, CT      Trustee of   Since 1993     Chairman, CIO and Partner, Zebra
06520- 8200               DFAITC       DFAITC-        Capital Management, LLC (hedge
                          and DEM      Since 1992     fund and asset manager) (since
1943                                   DEM-           2001). Formerly, Consultant to
                                       Since 1993     Morningstar, Inc. (2006--2016).

Edward P. Lazear          Director of  DFADIG-        Distinguished Visiting Fellow,      128 portfolios in  None
Stanford University       DFAIDG       Since 2010     Becker Friedman Institute for       4 investment
Graduate School of        and DIG      DIG-           Research in Economics, University   companies
Business Knight           Trustee of   Since 2010     of Chicago (since 2015). Morris
Management Center, E346   DFAITC       DFAITC-        Arnold Cox Senior Fellow, Hoover
Stanford, CA 94305        and DEM      Since 2010     Institution (since 2002). Jack
                                       DEM-           Steele Parker Professor of Human
1948                                   Since 2010     Resources Management and
                                                      Economics, Graduate School of
                                                      Business, Stanford University
                                                      (since 1995). Cornerstone
                                                      Research (expert testimony and
                                                      economic and financial analysis)
                                                      (since 2009).

Myron S. Scholes          Director of  DFADIG-        Chief Investment Strategist, Janus  128 portfolios in  Formerly, Adviser,
c/o Dimensional Fund      DFAIDG       Since 1981     Henderson Investors (since 2014).   4 investment       Kuapay, Inc. (2013-
Advisors LP 6300 Bee      and DIG      DIG-           Frank E. Buck Professor of          companies          2014). Formerly,
Cave Road, Building One   Trustee of   Since 1993     Finance, Emeritus, Graduate                            Director, American
Austin, TX 78746          DFAITC       DFAITC-        School of Business, Stanford                           Century Fund
                          and DEM      Since 1992     University (since 1981).                               Complex (registered
1941                                   DEM-                                                                  investment
                                       Since 1993                                                            companies) (43
                                                                                                             Portfolios) (1980-
                                                                                                             2014).

                                                                                             PORTFOLIOS
                                        TERM OF                                              WITHIN THE
                                       OFFICE/1/ AND                                          DFA FUND
NAME, ADDRESS AND                      LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5     COMPLEX/2/
YEAR OF BIRTH              POSITION     SERVICE                     YEARS                     OVERSEEN
-----------------         ------------ -----------    ----------------------------------  ------------------
Abbie J. Smith            Director of  DFADIG-         Boris and Irene Stern              128 portfolios in
University of Chicago     DFAIDG       Since 2000      Distinguished Service Professor    4 investment
Booth School of Business  and DIG      DIG- Since      of Accounting, University of       companies
5807 S. Woodlawn Avenue   Trustee of   2000            Chicago Booth School of
Chicago, IL 60637         DFAITC       DFAITC-         Business (since 1980).
                          and DEM      Since 2000
1953                                   DEM-
                                       Since 2000












                            OTHER DIRECTORSHIPS
                            OF PUBLIC COMPANIES
NAME, ADDRESS AND               HELD DURING
YEAR OF BIRTH                   PAST 5 YEARS
-----------------         -------------------------
Abbie J. Smith            Director (since 2000)
University of Chicago     and formerly, Lead
Booth School of Business  Director (May 2014 -
5807 S. Woodlawn Avenue   May 2017), HNI
Chicago, IL 60637         Corporation (formerly
                          known as HON
1953                      Industries Inc.) (office
                          furniture); Director,
                          Ryder System Inc.
                          (transportation,
                          logistics and supply-
                          chain management)
                          (since 2003); and
                          Trustee, UBS Funds (3
                          investment companies
                          within the fund
                          complex) (21
                          portfolios) (since
                          2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                                                 PORTFOLIOS
                                    TERM OF                                                      WITHIN THE
                                   OFFICE/1/ AND                                                  DFA FUND
NAME, ADDRESS AND                  LENGTH OF                                                     COMPLEX/2/
YEAR OF BIRTH          POSITION     SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN
-----------------     ------------ -----------    ------------------------------------------- ------------------
David G. Booth        Chairman     DFADIG-        Chairman, Director/Trustee, and formerly,   128 portfolios in
6300 Bee Cave Road,   and          Since 1981     President and Co-Chief Executive Officer    4 investment
Building One Austin,  Director of  DIG- Since     (each until March 2017) of Dimensional      companies
TX 78746              DFAIDG       1992           Emerging Markets Value Fund ("DEM"),
                      and DIG      DFAITC-        DFAIDG, Dimensional Investment Group
1946                  Trustee of   Since 1992     Inc. ("DIG") and The DFA Investment
                      DFAITC       DEM-           Trust Company ("DFAITC"). Executive
                      and DEM      Since 1993     Chairman, and formerly, President and
                                                  Co-Chief Executive Officer (each until
                                                  February 2017) of Dimensional Holdings
                                                  Inc., Dimensional Fund Advisors LP and
                                                  DFA Securities LLC (collectively with
                                                  DEM, DFAIDG, DIG and DFAITC, the
                                                  "DFA Entities"). Formerly, Chairman and
                                                  Director (2009-2018), Co-Chief Executive
                                                  Officer (2010 - June 2017) of Dimensional
                                                  Fund Advisors Canada ULC. Trustee,
                                                  University of Chicago (since 2002).
                                                  Trustee, University of Kansas Endowment
                                                  Association (since 2005). Formerly,
                                                  Director of Dimensional Fund Advisors
                                                  Ltd. (2002 - July 2017), DFA Australia
                                                  Limited (1994 - July 2017), Dimensional
                                                  Advisors Ltd. (2012 - July 2017),
                                                  Dimensional Funds plc (2006 - July 2017)
                                                  and Dimensional Funds II plc (2006 - July
                                                  2017). Formerly, Director and President of
                                                  Dimensional Japan Ltd. (2012 - April
                                                  2017). Formerly, President, Dimensional
                                                  SmartNest (US) LLC (2009-2014); and
                                                  Limited Partner, VSC Investors, LLC
                                                  (2007 to 2015). Formerly, Chairman,
                                                  Director, President and Co-Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd. (2010-September
                                                  2017).

                      OTHER DIRECTORSHIPS
                      OF PUBLIC COMPANIES
NAME, ADDRESS AND        HELD DURING
YEAR OF BIRTH            PAST 5 YEARS
-----------------     -------------------
David G. Booth               None
6300 Bee Cave Road,
Building One Austin,
TX 78746

1946































/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
/*/ The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                        TERM OF
                                       OFFICE/1/ AND
NAME AND YEAR                          LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5
OF BIRTH               POSITION         SERVICE                       YEARS
-------------     -------------------- -----------    --------------------------------------
Valerie A. Brown  Vice President and   Since 2001     Vice President and Assistant
1967              Assistant Secretary                 Secretary of

                                                          .  all the DFA Entities (since
                                                             2001)

                                                          .  DFA Australia Limited (since
                                                             2002)

                                                          .  Dimensional Fund Advisors Ltd.
                                                             (since 2002)

                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd. (since 2010)

                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd. (since 2012)

                                                          .  Dimensional Hong Kong Limited
                                                             (since 2012)

                                                      Director, Vice President and
                                                      Assistant Secretary (since 2003) of

                                                          .  Dimensional Fund Advisors
                                                             Canada ULC

David P. Butler   Co-Chief Executive   Since 2017     Co-Chief Executive Officer (since
1964              Officer                             2017) of

                                                          .  all the DFA entities

                                                      Director (since 2017) of

                                                          .  Dimensional Holdings Inc.

                                                          .  Dimensional Fund Advisors
                                                             Canada ULC

                                                          .  Dimensional Japan Ltd.

                                                          .  Dimensional Advisors Ltd.

                                                          .  Dimensional Fund Advisors Ltd.

                                                          .  DFA Australia Limited

                                                      Director and Co-Chief Executive
                                                      Officer (since 2017) of

                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd.

                                                      Head of Global Financial Advisor
                                                      Services (since 2007) for

                                                          .  Dimensional Fund Advisors LP

                                                      Formerly, Vice President (2007 -
                                                      2017) of

                                                          .  all the DFA Entities

Stephen A. Clark  Executive Vice       Since 2017     Executive Vice President (since 2017)
1972              President                           of

                                                          .  all the DFA entities

                                                      Director and Vice President (since
                                                      2016) of

                                                          .  Dimensional Japan Ltd.

                                                      President and Director (since 2016) of

                                                          .  Dimensional Fund Advisors
                                                             Canada ULC

                                                      Vice President (since 2008) and
                                                      Director (since 2016) of

                                                          .  DFA Australia Limited

                                                      Director (since 2016) of

                                                          .  Dimensional Advisors Ltd.

                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd.

                                                          .  Dimensional Hong Kong Limited

                                                      Vice President (since 2016) of

                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd.

                                                      Head of Global Institutional Services
                                                      (since 2014) for

                                                          .  Dimensional Fund Advisors LP

                                                      Formerly, Vice President (2004 -
                                                      2017) of

                                                          .  all the DFA Entities

                                                      Formerly, Vice President (2010 -
                                                      2016) of

                                                          .  Dimensional Fund Advisors
                                                             Canada ULC

                                                      Formerly, Head of Institutional,
                                                      North America (2012 - 2013) for

                                                          .  Dimensional Fund Advisors LP

Christopher S.     Vice President and   Since 2004  Vice President and Global Chief
Crossan            Global Chief                     Compliance Officer (since 2004) of
1965               Compliance Officer
                                                        .  all the DFA Entities

                                                        .  DFA Australia Limited

                                                        .  Dimensional Fund Advisors Ltd.

                                                    Chief Compliance Officer (since 2006)
                                                    and Chief Privacy Officer (since
                                                    2015) of

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                    Chief Compliance Officer of

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd. (since 2012)

                                                        .  Dimensional Japan Ltd. (since
                                                           2017)

                                                    Formerly, Vice President and Global
                                                    Chief Compliance Officer (2010 -
                                                    2014) for

                                                        .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,      Vice        Vice President, Chief Financial
1958               Chief Financial      President   Officer, and Treasurer (since 2016) of
                   Officer, and         since 2015
                   Treasurer            and Chief       .  all the DFA Entities
                                        Financial
                                        Officer         .  Dimensional Advisors Ltd.
                                        and
                                        Treasurer       .  Dimensional Fund Advisors Ltd.
                                        since 2016
                                                        .  Dimensional Hong Kong Limited

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd.

                                                        .  DFA Australia Limited

                                                    Director (since 2016) for

                                                        .  Dimensional Funds plc

                                                        .  Dimensional Funds II plc

                                                    Formerly, interim Chief Financial
                                                    Officer and interim Treasurer
                                                    (2016) of

                                                        .  all the DFA Entities

                                                        .  Dimensional Fund Advisors LP

                                                        .  Dimensional Fund Advisors Ltd.

                                                        .  DFA Australia Limited

                                                        .  Dimensional Advisors Ltd.

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd.

                                                        .  Dimensional Hong Kong Limited

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                    Formerly, Controller (2015 - 2016) of

                                                        .  all the DFA Entities

                                                        .  Dimensional Fund Advisors LP

                                                    Formerly, Vice President (2008 -
                                                    2015) of

                                                        .  T. Rowe Price Group, Inc.

                                                    Formerly, Director of Investment
                                                    Treasury and Treasurer (2008 - 2015)
                                                    of

                                                        .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President and   Vice        Vice President (since 2004) and
1973               Assistant Secretary  President   Assistant Secretary (since 2017) of
                                        since 2004
                                        and             .  all the DFA Entities
                                        Assistant
                                        Secretary   Vice President and Assistant
                                        since 2017  Secretary (since 2010) of

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

Joy Lopez          Vice President and   Vice        Vice President (since 2015) of
1971               Assistant Treasurer  President
                                        since 2015      .  all the DFA Entities Assistant
                                        and                Treasurer (since 2017) of
                                        Assistant
                                        Treasurer       .  the DFA Fund Complex
                                        since 2017
                                                    Formerly, Senior Tax Manager (2013 -
                                                    2015) for

                                                        .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President       Since 2010  Vice President (since 2010) of
1972
                                                        .  all the DFA Entities

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

Catherine L. Newell  President and       President   President (since 2017) of
1964                 General Counsel     since 2017
                                         and             .  the DFA Fund Complex
                                         General
                                         Counsel     General Counsel (since 2001) of
                                         since 2001
                                                         .  All the DFA Entities

                                                     Executive Vice President (since 2017)
                                                     and Secretary (since 2000) of

                                                         .  Dimensional Fund Advisors LP

                                                         .  Dimensional Holdings Inc.

                                                         .  DFA Securities LLC

                                                         .  Dimensional Investment LLC
                                                            Director (since 2002), Vice
                                                            President (since 1997) and
                                                            Secretary (since 2002) of

                                                         .  DFA Australia Limited

                                                         .  Dimensional Fund Advisors Ltd.

                                                     Vice President and Secretary of

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC (since 2003)

                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)

                                                         .  Dimensional Japan Ltd. (since
                                                            2012)

                                                         .  Dimensional Advisors Ltd.
                                                            (since 2012)

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)

                                                     Director of

                                                         .  Dimensional Funds plc (since
                                                            2002)

                                                         .  Dimensional Funds II plc
                                                            (since 2006)

                                                         .  Director of Dimensional Japan
                                                            Ltd. (since 2012)

                                                         .  Dimensional Advisors Ltd.
                                                            (since 2012)

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)

                                                         .  Dimensional Hong Kong Limited
                                                            (since 2012)

                                                     Formerly, Vice President and
                                                     Secretary (2010 - 2014) of

                                                         .  Dimensional SmartNest (US) LLC

                                                     Formerly, Vice President (1997 -
                                                     2017) and Secretary (2000 - 2017) of

                                                         .  the DFA Fund Complex Formerly,
                                                            Vice President of

                                                         .  Dimensional Fund Advisors LP
                                                            (1997 - 2017)

                                                         .  Dimensional Holdings Inc.
                                                            (2006 - 2017)

                                                         .  DFA Securities LLC (1997 -
                                                            2017)

                                                         .  Dimensional Investment LLC
                                                            (2009 - 2017)

Selwyn Notelovitz    Vice President and  Since       Vice President and Deputy Chief
1961                 Deputy Chief        2013        Compliance Officer of
                     Compliance Officer
                                                         .  the DFA Fund Complex (since
                                                            2013)

                                                         .  Dimensional Fund Advisors LP
                                                            (since 2012)

Carolyn L. O         Vice President and  Vice        Vice President (since 2010) and
1974                 Secretary           President   Secretary (since 2017) of
                                         since 2010
                                         and             .  the DFA Fund Complex
                                         Secretary
                                         since 2017  Vice President (since 2010) and
                                                     Assistant Secretary (since 2016) of

                                                         .  Dimensional Fund Advisors LP

                                                         .  Dimensional Holdings Inc.

                                                         .  Dimensional Investment LLC

                                                     Vice President of

                                                         .  DFA Securities LLC (since 2010)

                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive  Co-Chief    Co-Chief Executive Officer and Chief
1976                Officer and Chief   Executive   Investment Officer (since 2017) of
                    Investment Officer  Officer
                                        and Chief       .  all the DFA Entities
                                        Investment
                                        Officer         .  Dimensional Fund Advisors
                                        since 2017         Canada ULC

                                                    Director, Chief Investment Officer
                                                    and Vice President (since 2017) of

                                                        .  DFA Australia Limited

                                                    Chief Investment Officer (since 2017)
                                                    and Vice President (since 2016) of

                                                        .  Dimensional Japan Ltd.

                                                    Director, Co-Chief Executive Officer
                                                    and Chief Investment Officer (since
                                                    2017) of

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd. Director of

                                                        .  Dimensional Funds plc (since
                                                           2014)

                                                        .  Dimensional Fund II plc (since
                                                           2014)

                                                        .  Dimensional Holdings Inc.
                                                           (since 2017)

                                                    Formerly, Co-Chief Investment Officer
                                                    of

                                                        .  Dimensional Japan Ltd. (2016 -
                                                           2017)

                                                        .  DFA Australia Limited (2014 -
                                                           2017)

                                                    Formerly, Executive Vice President
                                                    (2017) and Co-Chief Investment
                                                    Officer (2014 - 2017) of

                                                        .  all the DFA Entities

                                                    Formerly, Vice President (2007 -
                                                    2017) of

                                                        .  all the DFA Entities

                                                    Formerly, Vice President and Co-Chief
                                                    Investment Officer (2014 - 2017) of

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                    Formerly, Director of

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                     QUALIFYING
                                                                                                         FOR
                            NET                                                                       CORPORATE
                        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
  Tax-Managed
    U.S.
    Marketwide
    Value
    Portfolio.........       37%           0%           63%          0%        0%          100%            0%          0%
  Tax-Managed
    U.S.
    Equity
    Portfolio.........      100%           0%            0%          0%        0%          100%          100%        100%
  Tax-Managed
    U.S.
    Targeted
    Value
    Portfolio.........       22%           0%           78%          0%        0%          100%          100%        100%
  Tax-Managed
    U.S. Small
    Cap
    Portfolio.........       24%           0%           76%          0%        0%          100%          100%        100%
  T.A. U.S.
    Core
    Equity 2
    Portfolio.........       66%           0%           34%          0%        0%          100%          100%        100%
  Tax-Managed
    DFA
    International
    Value
    Portfolio.........      100%           0%            0%          0%        0%          100%          100%        100%
  T.A. World
    ex U.S.
    Core
    Equity
    Portfolio.........      100%           0%            0%          0%        0%          100%          100%        100%

                                                                     QUALIFYING
                                                                       SHORT-
                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT          GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------  ------------ ---------- ---------- ---------- ----------
  Tax-Managed
    U.S.
    Marketwide
    Value
    Portfolio.........      17%          0%         0%       100%        0%
  Tax-Managed
    U.S.
    Equity
    Portfolio.........       0%          0%         0%       100%        0%
  Tax-Managed
    U.S.
    Targeted
    Value
    Portfolio.........       0%          0%         0%       100%        0%
  Tax-Managed
    U.S. Small
    Cap
    Portfolio.........       0%          0%         0%       100%        0%
  T.A. U.S.
    Core
    Equity 2
    Portfolio.........       0%          0%         0%       100%        0%
  Tax-Managed
    DFA
    International
    Value
    Portfolio.........       0%         11%       100%         0%        0%
  T.A. World
    ex U.S.
    Core
    Equity
    Portfolio.........       0%         11%       100%         0%        0%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103118-002A
                                                                     00218699

                                                        LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

VA U.S. Targeted Value Portfolio
VA U.S. Large Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
VIT Inflation-Protected Securities Portfolio
DFA VA Global Moderate Allocation Portfolio
VA Equity Allocation Portfolio

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

  LOGO                                   LOGO
 DAVID BUTLER                           GERARD O'REILLY
 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
         LETTER TO SHAREHOLDERS
         DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..............   1
            Performance Charts...................................   7
            Management's Discussion and Analysis.................   8
            Disclosure of Fund Expenses..........................  14
            Disclosure of Portfolio Holdings.....................  16
            Schedule of Investments/Summary Schedule of
              Portfolio Holdings.................................
                VA U.S. Targeted Value Portfolio.................  18
                VA U.S. Large Value Portfolio....................  21
                VA International Value Portfolio.................  24
                VA International Small Portfolio.................  28
                VA Short-Term Fixed Portfolio....................  32
                VA Global Bond Portfolio.........................  38
                VIT Inflation-Protected Securities Portfolio.....  43
                DFA VA Global Moderate Allocation Portfolio......  44
                VA Equity Allocation Portfolio...................  45
            Statements of Assets and Liabilities.................  46
            Statements of Operations.............................  49
            Statements of Changes in Net Assets..................  52
            Financial Highlights.................................  56
            Notes to Financial Statements........................  61
            Report of Independent Registered Public Accounting
              Firm...............................................  82
         FUND MANAGEMENT.........................................  83
            Board of Independent Directors or Trustees Table.....  84
         VOTING PROXIES ON FUND PORTFOLIO SECURITIES.............  90
         NOTICE TO SHAREHOLDERS..................................  91

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/SCHEDULES OF INVESTMENTS
----------------------------------------------------------------

   Investment Abbreviations
      P.L.C.                 Public Limited Company
      ADR                    American Depositary Receipt
      SA                     Special Assessment
      USD                    United States Dollar
      CAD                    Canadian Dollars
      EUR                    Euro
      GBP                    British Pounds
      NOK                    Norwegian Krone
      SEK                    Swedish Krona
      AUD                    Australian Dollars

   Investment Footnotes
      +                      See Note B to Financial Statements.
      ++                     Calculated as a percentage of total net
                             assets. Percentages shown parenthetically next
                             to the category headings have been calculated
                             as a percentage of total investments. "Other
                             Securities" are those securities that are not
                             among the top 50 holdings in unaffiliated
                             issuers of the Fund or do not represent more
                             than 1.0% of the net assets of the Fund. Some
                             of the individual securities within this
                             category may include Total or Partial
                             Securities on Loan and/or Non-Income Producing
                             Securities.
      #                      Total or Partial Securities on Loan.
      *                      Non-Income Producing Securities.
      >>                     Securities that have generally been fair value
                             factored. See Note B to Financial Statements.
      @                      Security purchased with cash proceeds from
                             Securities on Loan.
      (S)                    Affiliated Fund.
      (OMEGA)                Rule 144A or Section 4(2) security that is
                             restricted as to resale to institutional
                             investors. The Fund's Advisor deemed this
                             security to be liquid based upon procedures
                             approved by the Board of Trustees.
      (r)                    The adjustable rate shown is effective as of
                             October 31, 2018
      ^                      Denominated in USD, unless otherwise noted.
      (+/-)                  Face Amount of security is not adjusted for
                             inflation.

   FINANCIAL HIGHLIGHTS
   --------------------
      (A)                    Computed using average shares outstanding.
      (B)                    Non-Annualized
      (C)                    Annualized
      (D) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
      (E) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.

CONTINUED

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VA U.S. TARGETED VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                             [CHART]

                    VA U.S. Targeted Value Portfolio     Russell 2000/R/ Value Index
                    --------------------------------     ---------------------------
      10/31/2008                $10,000                           $10,000
      11/30/2008                  8,659                             8,842
      12/31/2008                  9,145                             9,386
       1/31/2009                  7,758                             8,045
       2/28/2009                  6,698                             6,928
       3/31/2009                  7,392                             7,543
       4/30/2009                  8,792                             8,740
       5/31/2009                  9,095                             8,928
       6/30/2009                  9,120                             8,900
       7/31/2009                 10,205                             9,930
       8/31/2009                 10,634                            10,400
       9/30/2009                 11,163                            10,921
      10/31/2009                 10,432                            10,196
      11/30/2009                 10,760                            10,520
      12/31/2009                 11,579                            11,317
       1/31/2010                 11,274                            10,985
       2/28/2010                 11,911                            11,495
       3/31/2010                 12,828                            12,451
       4/30/2010                 13,771                            13,322
       5/31/2010                 12,650                            12,196
       6/30/2010                 11,554                            11,132
       7/31/2010                 12,458                            11,926
       8/31/2010                 11,503                            11,030
       9/30/2010                 12,815                            12,214
      10/31/2010                 13,248                            12,687
      11/30/2010                 13,732                            13,009
      12/31/2010                 14,946                            14,090
       1/31/2011                 14,997                            14,098
       2/28/2011                 15,766                            14,814
       3/31/2011                 16,061                            15,020
       4/30/2011                 16,343                            15,264
       5/31/2011                 15,984                            14,990
       6/30/2011                 15,702                            14,622
       7/31/2011                 15,202                            14,138
       8/31/2011                 13,779                            12,889
       9/30/2011                 12,228                            11,482
      10/31/2011                 14,035                            13,136
      11/30/2011                 14,074                            13,110
      12/31/2011                 14,266                            13,315
       1/31/2012                 15,158                            14,200
       2/29/2012                 15,649                            14,412
       3/31/2012                 16,049                            14,859
       4/30/2012                 15,778                            14,644
       5/31/2012                 14,666                            13,749
       6/30/2012                 15,235                            14,412
       7/31/2012                 15,158                            14,264
       8/31/2012                 15,829                            14,704
       9/30/2012                 16,359                            15,228
      10/31/2012                 16,256                            15,037
      11/30/2012                 16,553                            15,083
      12/31/2012                 17,135                            15,719
       1/31/2013                 18,302                            16,656
       2/28/2013                 18,656                            16,846
       3/31/2013                 19,574                            17,547
       4/30/2013                 19,417                            17,530
       5/31/2013                 20,387                            18,054
       6/30/2013                 20,308                            17,981
       7/31/2013                 21,777                            19,136
       8/31/2013                 21,003                            18,290
       9/30/2013                 22,157                            19,346
      10/31/2013                 23,114                            19,975
      11/30/2013                 24,163                            20,754
      12/31/2013                 24,782                            21,145
       1/31/2014                 23,646                            20,327
       2/28/2014                 24,927                            21,258
       3/31/2014                 25,416                            21,521
       4/30/2014                 24,967                            20,967
       5/31/2014                 25,192                            21,100
       6/30/2014                 26,275                            22,034
       7/31/2014                 24,967                            20,701
       8/31/2014                 26,248                            21,601
       9/30/2014                 24,637                            20,144
      10/31/2014                 25,469                            21,551
      11/30/2014                 25,297                            21,451
      12/31/2014                 25,701                            22,037
       1/31/2015                 24,560                            21,120
       2/28/2015                 26,320                            22,100
       3/31/2015                 26,672                            22,473
       4/30/2015                 26,405                            21,993
       5/31/2015                 26,715                            22,176
       6/30/2015                 26,630                            22,205
       7/31/2015                 25,940                            21,592
       8/31/2015                 24,926                            20,532
       9/30/2015                 23,771                            19,821
      10/31/2015                 25,264                            20,931
      11/30/2015                 25,940                            21,526
      12/31/2015                 24,357                            20,391
       1/31/2016                 22,665                            19,021
       2/29/2016                 22,988                            19,151
       3/31/2016                 24,956                            20,738
       4/30/2016                 25,449                            21,178
       5/31/2016                 25,572                            21,566
       6/30/2016                 25,233                            21,631
       7/31/2016                 26,586                            22,798
       8/31/2016                 27,048                            23,365
       9/30/2016                 27,324                            23,549
      10/31/2016                 26,494                            22,775
      11/30/2016                 30,154                            25,798
      12/31/2016                 31,052                            26,863
       1/31/2017                 31,101                            26,672
       2/28/2017                 31,358                            27,057
       3/31/2017                 31,085                            26,828
       4/30/2017                 30,940                            26,934
       5/31/2017                 29,928                            26,095
       6/30/2017                 30,972                            27,008
       7/31/2017                 31,245                            27,179
       8/31/2017                 30,426                            26,511
       9/30/2017                 32,675                            28,388
      10/31/2017                 32,803                            28,425
      11/30/2017                 33,896                            29,248
      12/31/2017                 34,085                            28,969
       1/31/2018                 34,777                            29,326
       2/28/2018                 33,185                            27,860
       3/31/2018                 33,410                            28,204
       4/30/2018                 33,756                            28,693
       5/31/2018                 35,331                            30,362
       6/30/2018                 35,349                            30,546
       7/31/2018                 36,093                            31,085
       8/31/2018                 36,993                            31,826
       9/30/2018                 36,006                            31,036
      10/31/2018                 32,458                            28,257



                                                                                        Past performance is not
                                                                                        predictive of future
                                                                                        performance.
                                                                                        The returns shown do not
                                                                                        reflect the deduction of
                                                                                        taxes that a shareholder
                                                                                        would pay on fund
                                                                                        distributions or the
                                                                                        redemption of fund shares.
                AVERAGE ANNUAL          ONE          FIVE          TEN                  Russell data copyright (C)
                TOTAL RETURN            YEAR         YEARS        YEARS                 Russell
                ----------------------------------------------------------------        Investment Group 1995-
                                       -1.05%        7.03%        12.49%                2018, all rights reserved.


--------------------------------------------------------------------------------

VA U.S. LARGE VALUE PORTFOLIO VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018

                                              [CHART]

                       VA U.S. Large Value Portfolio    Russell 1000/R/ Value Index
                       -----------------------------    ---------------------------
        10/31/2008                  $10,000                       $10,000
        11/30/2008                    9,009                         9,283
        12/31/2008                    9,270                         9,412
         1/31/2009                    8,117                         8,330
         2/28/2009                    6,964                         7,217
         3/31/2009                    7,643                         7,834
         4/30/2009                    8,916                         8,673
         5/31/2009                    9,614                         9,210
         6/30/2009                    9,502                         9,142
         7/31/2009                   10,413                         9,890
         8/31/2009                   11,110                        10,407
         9/30/2009                   11,585                        10,809
        10/31/2009                   11,101                        10,478
        11/30/2009                   11,724                        11,069
        12/31/2009                   12,044                        11,265
         1/31/2010                   11,770                        10,948
         2/28/2010                   12,271                        11,294
         3/31/2010                   13,227                        12,029
         4/30/2010                   13,643                        12,340
         5/31/2010                   12,489                        11,326
         6/30/2010                   11,552                        10,688
         7/31/2010                   12,451                        11,412
         8/31/2010                   11,713                        10,924
         9/30/2010                   12,867                        11,771
        10/31/2010                   13,331                        12,124
        11/30/2010                   13,246                        12,060
        12/31/2010                   14,528                        13,012
         1/31/2011                   15,000                        13,306
         2/28/2011                   15,808                        13,797
         3/31/2011                   15,866                        13,852
         4/30/2011                   16,270                        14,220
         5/31/2011                   16,039                        14,070
         6/30/2011                   15,741                        13,782
         7/31/2011                   15,009                        13,325
         8/31/2011                   13,759                        12,493
         9/30/2011                   12,344                        11,549
        10/31/2011                   14,047                        12,871
        11/30/2011                   13,922                        12,804
        12/31/2011                   14,030                        13,063
         1/31/2012                   14,726                        13,557
         2/29/2012                   15,578                        14,097
         3/31/2012                   15,872                        14,515
         4/30/2012                   15,529                        14,367
         5/31/2012                   14,422                        13,524
         6/30/2012                   15,167                        14,196
         7/31/2012                   15,314                        14,343
         8/31/2012                   15,931                        14,654
         9/30/2012                   16,509                        15,119
        10/31/2012                   16,558                        15,045
        11/30/2012                   16,588                        15,039
        12/31/2012                   17,109                        15,350
         1/31/2013                   18,326                        16,347
         2/28/2013                   18,516                        16,582
         3/31/2013                   19,404                        17,239
         4/30/2013                   19,623                        17,499
         5/31/2013                   20,491                        17,949
         6/30/2013                   20,192                        17,790
         7/31/2013                   21,429                        18,751
         8/31/2013                   20,790                        18,040
         9/30/2013                   21,419                        18,492
        10/31/2013                   22,526                        19,301
        11/30/2013                   23,474                        19,840
        12/31/2013                   24,093                        20,342
         1/31/2014                   23,135                        19,620
         2/28/2014                   23,961                        20,468
         3/31/2014                   24,500                        20,957
         4/30/2014                   24,654                        21,156
         5/31/2014                   25,183                        21,466
         6/30/2014                   25,888                        22,027
         7/31/2014                   25,645                        21,651
         8/31/2014                   26,460                        22,447
         9/30/2014                   25,700                        21,984
        10/31/2014                   25,844                        22,478
        11/30/2014                   26,141                        22,938
        12/31/2014                   26,281                        23,079
         1/31/2015                   24,988                        22,156
         2/28/2015                   26,773                        23,228
         3/31/2015                   26,316                        22,912
         4/30/2015                   26,808                        23,126
         5/31/2015                   27,094                        23,404
         6/30/2015                   26,636                        22,937
         7/31/2015                   26,579                        23,038
         8/31/2015                   25,011                        21,666
         9/30/2015                   24,176                        21,012
        10/31/2015                   26,121                        22,597
        11/30/2015                   26,213                        22,683
        12/31/2015                   25,386                        22,196
         1/31/2016                   23,629                        21,049
         2/29/2016                   23,715                        21,043
         3/31/2016                   25,448                        22,559
         4/30/2016                   26,111                        23,033
         5/31/2016                   26,455                        23,391
         6/30/2016                   26,431                        23,593
         7/31/2016                   27,364                        24,278
         8/31/2016                   27,672                        24,465
         9/30/2016                   27,770                        24,414
        10/31/2016                   27,303                        24,037
        11/30/2016                   29,441                        25,409
        12/31/2016                   30,177                        26,044
         1/31/2017                   30,618                        26,230
         2/28/2017                   31,551                        27,172
         3/31/2017                   31,248                        26,896
         4/30/2017                   31,437                        26,845
         5/31/2017                   31,387                        26,819
         6/30/2017                   31,929                        27,257
         7/31/2017                   32,471                        27,620
         8/31/2017                   32,143                        27,298
         9/30/2017                   33,378                        28,106
        10/31/2017                   33,869                        28,310
        11/30/2017                   35,091                        29,177
        12/31/2017                   35,935                        29,603
         1/31/2018                   37,764                        30,748
         2/28/2018                   35,828                        29,279
         3/31/2018                   35,041                        28,764
         4/30/2018                   35,108                        28,859              Past performance is not
         5/31/2018                   35,401                        29,031              predictive of future
         6/30/2018                   35,174                        29,103              performance.
         7/31/2018                   36,629                        30,254              The returns shown do not
         8/31/2018                   37,110                        30,702              reflect the deduction of
         9/30/2018                   37,110                        30,763              taxes that a shareholder
        10/31/2018                   34,707                        29,170              would pay on fund
                                                                                       distributions or the
                                                                                       redemption of fund shares.
                 AVERAGE ANNUAL         ONE          FIVE          TEN                 Russell data copyright (C)
                 TOTAL RETURN           YEAR         YEARS        YEARS                Russell
                 --------------------------------------------------------------        Investment Group 1995-
                                        2.47%        9.03%        13.25%               2018, all rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

VA INTERNATIONAL VALUE PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                     [CHART]

                        VA International           MSCI World ex USA
                         Value Portfolio         Index (net dividends)
                        ----------------         ---------------------
        10/31/2008            $10,000                   $10,000
        11/30/2008              9,412                     9,458
        12/31/2008             10,074                     9,956
        1/31/2009               8,689                     9,027
        2/28/2009               7,615                     8,113
        3/31/2009               8,367                     8,648
        4/30/2009               9,906                     9,763
        5/31/2009              11,398                    10,998
        6/30/2009              11,219                    10,884
        7/31/2009              12,556                    11,906
        8/31/2009              13,248                    12,477
        9/30/2009              13,941                    12,992
        10/31/2009             13,392                    12,783
        11/30/2009             13,762                    13,099
        12/31/2009             13,895                    13,308
        1/31/2010              13,112                    12,684
        2/28/2010              13,173                    12,672
        3/31/2010              14,214                    13,487
        4/30/2010              13,993                    13,286
        5/31/2010              12,390                    11,820
        6/30/2010              12,047                    11,649
        7/31/2010              13,589                    12,726
        8/31/2010              12,904                    12,345
        9/30/2010              14,287                    13,530
        10/31/2010             14,777                    14,012
        11/30/2010             14,042                    13,418
        12/31/2010             15,358                    14,499
        1/31/2011              16,046                    14,811
        2/28/2011              16,620                    15,360
        3/31/2011              16,121                    15,052
        4/30/2011              16,945                    15,872
        5/31/2011              16,320                    15,402
        6/30/2011              16,058                    15,182
        7/31/2011              15,583                    14,932
        8/31/2011              13,859                    13,670
        9/30/2011              12,347                    12,297
        10/31/2011             13,584                    13,493
        11/30/2011             13,121                    12,869
        12/31/2011             12,755                    12,729
        1/31/2012              13,678                    13,416
        2/29/2012              14,419                    14,154
        3/31/2012              14,263                    14,049
        4/30/2012              13,704                    13,810
        5/31/2012              12,014                    12,236
        6/30/2012              12,924                    13,038
        7/31/2012              12,820                    13,200
        8/31/2012              13,392                    13,577
        9/30/2012              13,873                    13,989
        10/31/2012             14,068                    14,087
        11/30/2012             14,237                    14,383
        12/31/2012             14,922                    14,818
        1/31/2013              15,646                    15,547
        2/28/2013              15,150                    15,392
        3/31/2013              15,190                    15,514
        4/30/2013              15,861                    16,220
        5/31/2013              15,673                    15,857
        6/30/2013              15,069                    15,263
        7/31/2013              16,089                    16,075
        8/31/2013              15,968                    15,868
        9/30/2013              17,162                    16,989
        10/31/2013             17,739                    17,559
        11/30/2013             17,807                    17,667
        12/31/2013             18,152                    17,933
        1/31/2014              17,505                    17,209
        2/28/2014              18,496                    18,148
        3/31/2014              18,372                    18,067
        4/30/2014              18,689                    18,352
        5/31/2014              18,895                    18,636
        6/30/2014              19,129                    18,901
        7/31/2014              18,675                    18,564
        8/31/2014              18,689                    18,579
        9/30/2014              17,863                    17,816
        10/31/2014             17,533                    17,532
        11/30/2014             17,519                    17,748
        12/31/2014             16,853                    17,158
        1/31/2015              16,695                    17,097
        2/28/2015              17,887                    18,118
        3/31/2015              17,499                    17,816
        4/30/2015              18,476                    18,587
        5/31/2015              18,462                    18,426
        6/30/2015              17,916                    17,902
        7/31/2015              17,743                    18,186
        8/31/2015              16,393                    16,861
        9/30/2015              15,258                    16,010
        10/31/2015             16,436                    17,214
        11/30/2015             16,192                    16,940
        12/31/2015             15,680                    16,637
        1/31/2016              14,491                    15,491
        2/29/2016              13,985                    15,275
        3/31/2016              15,055                    16,312
        4/30/2016              15,813                    16,837
        5/31/2016              15,516                    16,646
        6/30/2016              14,966                    16,140
        7/31/2016              15,635                    16,934
        8/31/2016              16,066                    16,950
        9/30/2016              16,259                    17,156
        10/31/2016             16,467                    16,823
        11/30/2016             16,557                    16,553
        12/31/2016             17,108                    17,094
        1/31/2017              17,859                    17,603
        2/28/2017              17,721                    17,806
        3/31/2017              18,104                    18,258
        4/30/2017              18,365                    18,646
        5/31/2017              18,687                    19,267
        6/30/2017              18,855                    19,286
        7/31/2017              19,744                    19,860
        8/31/2017              19,714                    19,855
        9/30/2017              20,450                    20,370
        10/31/2017             20,802                    20,648
        11/30/2017             20,986                    20,857
        12/31/2017             21,523                    21,232
        1/31/2018              22,783                    22,221
        2/28/2018              21,523                    21,165
        3/31/2018              21,271                    20,799
        4/30/2018              21,806                    21,276
        5/31/2018              21,050                    20,873
        6/30/2018              20,577                    20,644           Past performance is not
        7/31/2018              21,239                    21,151           predictive of future
        8/31/2018              20,499                    20,751           performance.
        9/30/2018              20,845                    20,914           The returns shown do not
        10/31/2018             19,112                    19,252           reflect the deduction of
                                                                          taxes that a shareholder
                                                                          would pay on fund
               AVERAGE ANNUAL        ONE        FIVE       TEN            distributions or the
               TOTAL RETURN          YEAR       YEARS     YEARS           redemption of fund shares.
               -----------------------------------------------------      MSCI data copyright MSCI
                                    -8.12%      1.50%     6.69%           2018, all rights reserved.

--------------------------------------------------------------------------------

VA INTERNATIONAL SMALL PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2008-OCTOBER 31, 2018

                                           [CHART]

                            VA International            MSCI World ex USA
                            Small Portfolio        Small Cap Index(net dividends)
                            ----------------       ------------------------------
        10/31/2008              $10,000                       $10,000
        11/30/2008                9,550                         9,515
        12/31/2008               10,302                        10,150
        1/31/2009                 9,459                         9,560
        2/28/2009                 8,539                         8,687
        3/31/2009                 9,076                         9,245
        4/30/2009                10,348                        10,670
        5/31/2009                11,805                        12,249
        6/30/2009                11,912                        12,396
        7/31/2009                12,801                        13,393
        8/31/2009                13,660                        14,425
        9/30/2009                14,457                        15,236
        10/31/2009               14,104                        15,001
        11/30/2009               14,288                        15,117
        12/31/2009               14,410                        15,309
        1/31/2010                14,206                        15,107
        2/28/2010                14,128                        15,020
        3/31/2010                15,207                        16,137
        4/30/2010                15,425                        16,456
        5/31/2010                13,644                        14,479
        6/30/2010                13,566                        14,343
        7/31/2010                14,847                        15,573
        8/31/2010                14,363                        15,168
        9/30/2010                15,972                        16,889
        10/31/2010               16,598                        17,585
        11/30/2010               16,144                        17,125
        12/31/2010               17,983                        19,061
        1/31/2011                18,159                        19,161
        2/28/2011                18,701                        19,705
        3/31/2011                18,717                        19,687
        4/30/2011                19,625                        20,663
        5/31/2011                19,099                        20,091
        6/30/2011                18,764                        19,656
        7/31/2011                18,557                        19,549
        8/31/2011                17,154                        18,005
        9/30/2011                15,177                        15,938
        10/31/2011               16,261                        17,232
        11/30/2011               15,767                        16,366
        12/31/2011               15,318                        16,047
        1/31/2012                16,592                        17,373
        2/29/2012                17,452                        18,357
        3/31/2012                17,573                        18,235
        4/30/2012                17,383                        18,141
        5/31/2012                15,387                        16,009
        6/30/2012                16,006                        16,561
        7/31/2012                15,938                        16,689
        8/31/2012                16,471                        17,168
        9/30/2012                17,142                        17,982
        10/31/2012               17,246                        18,069
        11/30/2012               17,418                        18,162
        12/31/2012               18,292                        18,852
        1/31/2013                19,045                        19,759
        2/28/2013                19,063                        19,830
        3/31/2013                19,404                        20,217
        4/30/2013                19,888                        20,803
        5/31/2013                19,440                        20,315
        6/30/2013                18,973                        19,512
        7/31/2013                20,193                        20,731
        8/31/2013                20,121                        20,695
        9/30/2013                21,789                        22,432
        10/31/2013               22,506                        23,095
        11/30/2013               22,614                        23,125
        12/31/2013               23,243                        23,669
        1/31/2014                22,865                        23,260
        2/28/2014                24,303                        24,579
        3/31/2014                24,246                        24,487
        4/30/2014                24,208                        24,410
        5/31/2014                24,416                        24,716
        6/30/2014                24,870                        25,277
        7/31/2014                24,076                        24,623
        8/31/2014                24,227                        24,683
        9/30/2014                22,771                        23,188
        10/31/2014               22,374                        22,601
        11/30/2014               22,165                        22,578
        12/31/2014               21,901                        22,404
        1/31/2015                21,683                        22,206
        2/28/2015                23,148                        23,626
        3/31/2015                22,752                        23,307
        4/30/2015                24,019                        24,493
        5/31/2015                24,316                        24,640
        6/30/2015                23,960                        24,277
        7/31/2015                23,821                        24,240
        8/31/2015                22,772                        23,161
        9/30/2015                22,019                        22,328
        10/31/2015               23,108                        23,653
        11/30/2015               23,148                        23,602
        12/31/2015               23,174                        23,627
        1/31/2016                21,667                        21,829
        2/29/2016                21,520                        21,945
        3/31/2016                23,299                        23,770
        4/30/2016                23,886                        24,520
        5/31/2016                23,969                        24,551
        6/30/2016                23,006                        23,465
        7/31/2016                24,346                        24,859
        8/31/2016                24,367                        24,650
        9/30/2016                25,079                        25,343
        10/31/2016               24,388                        24,591
        11/30/2016               23,990                        23,983
        12/31/2016               24,618                        24,647
        1/31/2017                25,612                        25,534
        2/28/2017                25,958                        26,025
        3/31/2017                26,606                        26,523
        4/30/2017                27,492                        27,462
        5/31/2017                28,271                        28,364
        6/30/2017                28,573                        28,454
        7/31/2017                29,589                        29,456
        8/31/2017                29,719                        29,704
        9/30/2017                30,583                        30,519
        10/31/2017               30,907                        30,950
        11/30/2017               31,145                        31,387
        12/31/2017               31,990                        32,296
        1/31/2018                33,515                        33,803
        2/28/2018                32,036                        32,490
        3/31/2018                31,785                        32,134
        4/30/2018                32,081                        32,624
        5/31/2018                31,808                        32,392
        6/30/2018                31,148                        31,832                Past performance is not
        7/31/2018                31,399                        32,013                predictive of future
        8/31/2018                30,898                        31,792                performance.
        9/30/2018                30,739                        31,561                The returns shown do not
        10/31/2018               27,826                        28,552                reflect the deduction of
                                                                                     taxes that a shareholder
                                                                                     would pay on fund
                AVERAGE ANNUAL          ONE         FIVE         TEN                 distributions or the
                TOTAL RETURN            YEAR        YEARS       YEARS                redemption of fund shares.
                -------------------------------------------------------------        MSCI data copyright MSCI
                                       -9.97%       4.34%       10.78%               2018, all rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

VA SHORT-TERM FIXED PORTFOLIO VS.
ICE BOFAML US 6-MONTH TREASURY BILL INDEX,
ICE BOFAML 1-YEAR US TREASURY NOTE INDEX
OCTOBER 31, 2008-OCTOBER 31, 2018


                                    [CHARTS]

                                       ICE BofAML              ICE BofAML
               VA Short-Term           US 6-Month              1-Year US
              Fixed Portfolio     Treasury Bill Index    Treasury Note Index
              ---------------     -------------------     ------------------
10/31/2008        $10,000               $10,000                 $10,000
11/30/2008         10,087                10,034                  10,063
12/31/2008         10,184                10,052                  10,110
1/31/2009          10,194                10,051                  10,100
2/28/2009          10,184                10,052                  10,084
3/31/2009          10,224                10,063                  10,109
4/30/2009          10,264                10,076                  10,129
5/31/2009          10,294                10,080                  10,137
6/30/2009          10,314                10,083                  10,142
7/31/2009          10,324                10,090                  10,155
8/31/2009          10,354                10,096                  10,167
9/30/2009          10,364                10,102                  10,175
10/31/2009         10,384                10,105                  10,186
11/30/2009         10,404                10,109                  10,204
12/31/2009         10,374                10,110                  10,191
1/31/2010          10,405                10,115                  10,214
2/28/2010          10,415                10,116                  10,218
3/31/2010          10,405                10,117                  10,216
4/30/2010          10,415                10,120                  10,221
5/31/2010          10,415                10,125                  10,227
6/30/2010          10,446                10,128                  10,243
7/31/2010          10,466                10,132                  10,254
8/31/2010          10,476                10,136                  10,263
9/30/2010          10,486                10,138                  10,268
10/31/2010         10,497                10,143                  10,275
11/30/2010         10,486                10,143                  10,272
12/31/2010         10,490                10,147                  10,275
1/31/2011          10,500                10,149                  10,285
2/28/2011          10,500                10,151                  10,288
3/31/2011          10,500                10,154                  10,291
4/30/2011          10,520                10,159                  10,301
5/31/2011          10,531                10,160                  10,308
6/30/2011          10,531                10,163                  10,311
7/31/2011          10,541                10,163                  10,308
8/31/2011          10,541                10,170                  10,326
9/30/2011          10,541                10,170                  10,324
10/31/2011         10,541                10,171                  10,328
11/30/2011         10,531                10,173                  10,331
12/31/2011         10,535                10,174                  10,334
1/31/2012          10,566                10,174                  10,336
2/29/2012          10,566                10,173                  10,334
3/31/2012          10,576                10,174                  10,334
4/30/2012          10,587                10,176                  10,338
5/31/2012          10,587                10,179                  10,340
6/30/2012          10,597                10,180                  10,338
7/31/2012          10,607                10,182                  10,347
8/31/2012          10,618                10,184                  10,349
9/30/2012          10,618                10,186                  10,352
10/31/2012         10,618                10,186                  10,351
11/30/2012         10,628                10,189                  10,355
12/31/2012         10,624                10,191                  10,358
1/31/2013          10,634                10,193                  10,361
2/28/2013          10,634                10,193                  10,363
3/31/2013          10,634                10,196                  10,366
4/30/2013          10,645                10,198                  10,371
5/31/2013          10,645                10,200                  10,371
6/30/2013          10,634                10,200                  10,370
7/31/2013          10,645                10,203                  10,377
8/31/2013          10,634                10,205                  10,378
9/30/2013          10,655                10,207                  10,383
10/31/2013         10,655                10,206                  10,384
11/30/2013         10,655                10,207                  10,383
12/31/2013         10,651                10,209                  10,385
1/31/2014          10,661                10,212                  10,387
2/28/2014          10,661                10,213                  10,389
3/31/2014          10,661                10,214                  10,393
4/30/2014          10,672                10,215                  10,397
5/31/2014          10,672                10,216                  10,400
6/30/2014          10,672                10,216                  10,400
7/31/2014          10,672                10,217                  10,402
8/31/2014          10,672                10,219                  10,408
9/30/2014          10,672                10,220                  10,410
10/31/2014         10,682                10,220                  10,412
11/30/2014         10,682                10,220                  10,414
12/31/2014         10,666                10,222                  10,404
1/31/2015          10,698                10,225                  10,415
2/28/2015          10,687                10,226                  10,412
3/31/2015          10,698                10,226                  10,415
4/30/2015          10,698                10,231                  10,422
5/31/2015          10,698                10,232                  10,424
6/30/2015          10,698                10,233                  10,426
7/31/2015          10,698                10,232                  10,428
8/31/2015          10,698                10,233                  10,427
9/30/2015          10,708                10,244                  10,437
10/31/2015         10,719                10,240                  10,435
11/30/2015         10,708                10,240                  10,419
12/31/2015         10,699                10,244                  10,419
1/31/2016          10,720                10,253                  10,440
2/29/2016          10,720                10,257                  10,442
3/31/2016          10,741                10,266                  10,457
4/30/2016          10,751                10,273                  10,467
5/31/2016          10,751                10,274                  10,463
6/30/2016          10,772                10,286                  10,487
7/31/2016          10,783                10,290                  10,487
8/31/2016          10,772                10,291                  10,486
9/30/2016          10,783                10,300                  10,493
10/31/2016         10,783                10,306                  10,498
11/30/2016         10,772                10,308                  10,491
12/31/2016         10,783                10,313                  10,498
1/31/2017          10,793                10,321                  10,513
2/28/2017          10,804                10,327                  10,519
3/31/2017          10,815                10,326                  10,515
4/30/2017          10,825                10,335                  10,523
5/31/2017          10,836                10,341                  10,526
6/30/2017          10,846                10,350                  10,530
7/31/2017          10,857                10,361                  10,544
8/31/2017          10,868                10,375                  10,554
9/30/2017          10,878                10,383                  10,556
10/31/2017         10,878                10,392                  10,560
11/30/2017         10,878                10,400                  10,554
12/31/2017         10,873                10,412                  10,558
1/31/2018          10,873                10,423                  10,564
2/28/2018          10,873                10,430                  10,567
3/31/2018          10,894                10,445                  10,584
4/30/2018          10,894                10,460                  10,590
5/31/2018          10,926                10,478                  10,614
6/30/2018          10,937                10,495                  10,627
7/31/2018          10,948                10,513                  10,640
8/31/2018          10,980                10,532                  10,664
9/30/2018          10,990                10,547                  10,670         Past performance is not predictive of
10/31/2018         11,001                10,567                  10,691         future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
           AVERAGE ANNUAL         ONE          FIVE          TEN                would pay on fund distributions or the
           TOTAL RETURN           YEAR         YEARS        YEARS               redemption of fund shares.
           -------------------------------------------------------------        ICE BofAML index data copyright 2018
                                  1.13%        0.64%        0.96%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

VA GLOBAL BOND PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-5 YEARS,
CURRENCY-HEDGED IN USD TERMS
OCTOBER 31, 2008-OCTOBER 31, 2018

                              [CHARTS]

               VA Global Bond         FTSE World Government Bond Index,
                 Portfolio         1-5 Years,Currency-Hedged in USD Terms
               -------------       --------------------------------------
10/31/2008         $10,000                           $10,000
11/30/2008          10,146                            10,108
12/31/2008          10,274                            10,208
1/31/2009           10,265                            10,213
2/28/2009           10,255                            10,233
3/31/2009           10,284                            10,286
4/30/2009           10,331                            10,288
5/31/2009           10,397                            10,293
6/30/2009           10,454                            10,309
7/31/2009           10,557                            10,347
8/31/2009           10,661                            10,383
9/30/2009           10,737                            10,415
10/31/2009          10,793                            10,426
11/30/2009          10,925                            10,481
12/31/2009          10,769                            10,442
1/31/2010           10,906                            10,483
2/28/2010           10,975                            10,526
3/31/2010           10,965                            10,522
4/30/2010           11,044                            10,527
5/31/2010           11,113                            10,595
6/30/2010           11,211                            10,622
7/31/2010           11,358                            10,661
8/31/2010           11,496                            10,711
9/30/2010           11,535                            10,703
10/31/2010          11,614                            10,714
11/30/2010          11,506                            10,662
12/31/2010          11,364                            10,650
1/31/2011           11,386                            10,642
2/28/2011           11,375                            10,632
3/31/2011           11,386                            10,626
4/30/2011           11,534                            10,657
5/31/2011           11,661                            10,709
6/30/2011           11,661                            10,714
7/31/2011           11,841                            10,753
8/31/2011           11,925                            10,846
9/30/2011           11,904                            10,850
10/31/2011          11,936                            10,834
11/30/2011          11,788                            10,813
12/31/2011          11,877                            10,896
1/31/2012           12,010                            10,943
2/29/2012           12,033                            10,961
3/31/2012           12,066                            10,952
4/30/2012           12,110                            10,974
5/31/2012           12,188                            10,984
6/30/2012           12,188                            10,995
7/31/2012           12,343                            11,032
8/31/2012           12,377                            11,061
9/30/2012           12,399                            11,080
10/31/2012          12,410                            11,087
11/30/2012          12,454                            11,115
12/31/2012          12,454                            11,125
1/31/2013           12,385                            11,115
2/28/2013           12,477                            11,141
3/31/2013           12,500                            11,152
4/30/2013           12,557                            11,188
5/31/2013           12,454                            11,150
6/30/2013           12,305                            11,116
7/31/2013           12,374                            11,146
8/31/2013           12,305                            11,130
9/30/2013           12,408                            11,169
10/31/2013          12,488                            11,206
11/30/2013          12,511                            11,223
12/31/2013          12,410                            11,194
1/31/2014           12,539                            11,242
2/28/2014           12,562                            11,257
3/31/2014           12,504                            11,255
4/30/2014           12,562                            11,275
5/31/2014           12,667                            11,308
6/30/2014           12,643                            11,321
7/31/2014           12,608                            11,322
8/31/2014           12,690                            11,355
9/30/2014           12,643                            11,352
10/31/2014          12,725                            11,380
11/30/2014          12,818                            11,408
12/31/2014          12,768                            11,406
1/31/2015           12,983                            11,469
2/28/2015           12,888                            11,452
3/31/2015           12,947                            11,477
4/30/2015           12,959                            11,475
5/31/2015           12,959                            11,481
6/30/2015           12,888                            11,464
7/31/2015           12,935                            11,494
8/31/2015           12,923                            11,492
9/30/2015           13,031                            11,530
10/31/2015          13,031                            11,533
11/30/2015          13,007                            11,530
12/31/2015          12,966                            11,520
1/31/2016           13,112                            11,606
2/29/2016           13,148                            11,639
3/31/2016           13,270                            11,652
4/30/2016           13,294                            11,653
5/31/2016           13,270                            11,658
6/30/2016           13,428                            11,735
7/31/2016           13,465                            11,739
8/31/2016           13,416                            11,725
9/30/2016           13,428                            11,748
10/31/2016          13,380                            11,725
11/30/2016          13,185                            11,668
12/31/2016          13,190                            11,692
1/31/2017           13,240                            11,695
2/28/2017           13,289                            11,723
3/31/2017           13,302                            11,726
4/30/2017           13,376                            11,760
5/31/2017           13,439                            11,785
6/30/2017           13,414                            11,768
7/31/2017           13,476                            11,797
8/31/2017           13,538                            11,837
9/30/2017           13,488                            11,817
10/31/2017          13,513                            11,833
11/30/2017          13,476                            11,826
12/31/2017          13,468                            11,824
1/31/2018           13,380                            11,790
2/28/2018           13,367                            11,800
3/31/2018           13,418                            11,845
4/30/2018           13,405                            11,834
5/31/2018           13,481                            11,845
6/30/2018           13,506                            11,873
7/31/2018           13,506                            11,873                 Past performance is not predictive of
8/31/2018           13,570                            11,896                 future performance.
9/30/2018           13,532                            11,893                 The returns shown do not reflect the
10/31/2018          13,570                            11,918                 deduction of taxes that a shareholder
           AVERAGE ANNUAL        ONE         FIVE         TEN                would pay on fund distributions or the
           TOTAL RETURN          YEAR        YEARS       YEARS               redemption of fund shares.
           ----------------------------------------------------------        FTSE fixed income indices (C) 2018 FTSE
                                 0.42%       1.67%       3.10%               Fixed Income LLC. All rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

VIT INFLATION PROTECTED SECURITIES PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS INDEX
MAY 29, 2015-OCTOBER 31, 2018

           VIT Inflation Protected          Bloomberg
             Securities Portfolio     Barclays U.S. TIPS Index
           -----------------------    ------------------------
  5/29/2015        $10,000                   $10,000
  5/31/2015         10,000                    10,000
  6/30/2015          9,860                     9,903
  7/31/2015          9,900                     9,923
  8/31/2015          9,790                     9,847
  9/30/2015          9,760                     9,789
  10/31/2015         9,770                     9,814
  11/30/2015         9,760                     9,804
  12/31/2015         9,644                     9,727
  1/31/2016          9,824                     9,871
  2/29/2016          9,945                     9,981
  3/31/2016         10,115                    10,160
  4/30/2016         10,145                    10,195
  5/31/2016         10,055                    10,123
  6/30/2016         10,286                    10,334
  7/31/2016         10,346                    10,423
  8/31/2016         10,286                    10,377
  9/30/2016         10,386                    10,433
  10/31/2016        10,336                    10,392
  11/30/2016        10,085                    10,192
  12/31/2016        10,076                    10,182
  1/31/2017         10,188                    10,268
  2/28/2017         10,229                    10,316
  3/31/2017         10,229                    10,311
  4/30/2017         10,300                    10,372
  5/31/2017         10,300                    10,367
  6/30/2017         10,188                    10,269
  7/31/2017         10,269                    10,315
  8/31/2017         10,381                    10,424
  9/30/2017         10,280                    10,358
  10/31/2017        10,310                    10,380
  11/30/2017        10,310                    10,393
  12/31/2017        10,405                    10,488
  1/31/2018         10,280                    10,399
  2/28/2018         10,187                    10,297
  3/31/2018         10,291                    10,406
  4/30/2018         10,259                    10,400
  5/31/2018         10,301                    10,444
  6/30/2018         10,364                    10,486
  7/31/2018         10,312                    10,435              Past performance is not predictive of
  8/31/2018         10,385                    10,511              future performance.
  9/30/2018         10,270                    10,400              The returns shown do not reflect the
  10/31/2018        10,145                    10,251              deduction of taxes that a shareholder
                                 ONE          SINCE               would pay on fund distributions or the
            TOTAL RETURN         YEAR       INCEPTION             redemption of fund shares.
            -----------------------------------------------       Bloomberg Barclays data provided by
                                -1.60%        0.42%               Bloomberg Finance L.P.

--------------------------------------------------------------------------------

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS),
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS, 65% MSCI ACWI (NET DIV)/35%
FTSE WORLD GOVT BOND INDEX 1-3 YR (HEDGED) INDEX
APRIL 8, 2013-OCTOBER 31, 2018

                                    [CHART]

                                               FTSE World        65% MSCI ACWI
           DFA VA Global                     Government Bond     (net div)/35%
             Moderate     MSCI All Country  Index, 1-3 Years,   FTSE World Govt
            Allocation      World Index      Currency-Hedged   Bond Index 1-3 yr
End Date     Portfolio    (net dividends)     in USD Terms       (hedged) Index
--------   ------------- -----------------  -----------------  -----------------
4/8/2013      $10,000         $10,000           $10,000             $10,000
4/30/2013      10,150          10,365            10,012              10,242
5/31/2013      10,200          10,337            10,001              10,219
6/30/2013      10,020          10,035             9,990              10,021
7/31/2013      10,410          10,515            10,008              10,340
8/31/2013      10,210          10,296            10,004              10,198
9/30/2013      10,620          10,828            10,023              10,547
10/31/2013     10,910          11,263            10,042              10,830
11/30/2013     11,050          11,423            10,054              10,934
12/31/2013     11,195          11,620            10,046              11,054
1/31/2014      10,931          11,155            10,067              10,774
2/28/2014      11,307          11,694            10,074              11,115
3/31/2014      11,368          11,746            10,074              11,147
4/30/2014      11,398          11,857            10,083              11,220
5/31/2014      11,550          12,110            10,098              11,381
6/30/2014      11,743          12,338            10,104              11,522
7/31/2014      11,550          12,188            10,106              11,432
8/31/2014      11,784          12,457            10,121              11,602
9/30/2014      11,449          12,053            10,121              11,358
10/31/2014     11,550          12,138            10,135              11,415
11/30/2014     11,642          12,341            10,148              11,545
12/31/2014     11,544          12,103            10,143              11,398
1/31/2015      11,389          11,914            10,176              11,295
2/28/2015      11,824          12,577            10,170              11,701
3/31/2015      11,741          12,382            10,184              11,589
4/30/2015      11,907          12,741            10,187              11,809
5/31/2015      11,938          12,725            10,194              11,802
6/30/2015      11,783          12,425            10,192              11,620
7/31/2015      11,741          12,533            10,202              11,690
8/31/2015      11,264          11,674            10,201              11,168
9/30/2015      11,016          11,251            10,220              10,913
10/31/2015     11,524          12,134            10,222              11,470
11/30/2015     11,534          12,034            10,215              11,406
12/31/2015     11,309          11,817            10,214              11,272
1/31/2016      10,888          11,104            10,256              10,846
2/29/2016      10,888          11,028            10,270              10,803
3/31/2016      11,488          11,845            10,279              11,327
4/30/2016      11,604          12,020            10,286              11,438
5/31/2016      11,635          12,035            10,287              11,448
6/30/2016      11,635          11,962            10,328              11,419
7/31/2016      11,983          12,478            10,328              11,739
8/31/2016      12,025          12,520            10,324              11,763
9/30/2016      12,078          12,596            10,340              11,816
10/31/2016     11,920          12,383            10,335              11,684
11/30/2016     12,172          12,477            10,318              11,734
12/31/2016     12,334          12,746            10,335              11,906
1/31/2017      12,561          13,095            10,342              12,120
2/28/2017      12,776          13,462            10,357              12,347
3/31/2017      12,819          13,627            10,360              12,447
4/30/2017      12,938          13,839            10,376              12,580
5/31/2017      13,024          14,145            10,390              12,766
6/30/2017      13,132          14,209            10,384              12,801
7/31/2017      13,347          14,606            10,405              13,043
8/31/2017      13,347          14,662            10,426              13,085
9/30/2017      13,563          14,945            10,420              13,247
10/31/2017     13,767          15,256            10,431              13,430
11/30/2017     13,983          15,551            10,426              13,597
12/31/2017     14,130          15,802            10,430              13,741         Past performance is not predictive of
1/31/2018      14,550          16,693            10,418              14,240         future performance.
2/28/2018      14,130          15,992            10,428              13,855         The returns shown do not reflect the
3/31/2018      14,042          15,650            10,453              13,674         deduction of taxes that a shareholder
4/30/2018      14,075          15,799            10,453              13,759         would pay on fund distributions or the
5/31/2018      14,208          15,819            10,467              13,777         redemption of fund shares.
6/30/2018      14,152          15,733            10,487              13,737         MSCI data copyright MSCI 2018, all
7/31/2018      14,428          16,208            10,493              14,010         rights reserved.
8/31/2018      14,583          16,335            10,513              14,091         FTSE fixed income indices (C) 2018 FTSE
9/30/2018      14,539          16,406            10,519              14,133         Fixed Income LLC. All rights reserved.
10/31/2018     13,788          15,177            10,541              13,455         Data includes composite data from
                                                                                    multiple sources; see data
                                                                                    descriptions for additional details.
                                ONE          FIVE           SINCE                   MSCI data copyright MSCI 2018,
           TOTAL RETURN         YEAR         YEARS        INCEPTION                 all rights reserved. FTSE fixed
           ----------------------------------------------------------------         income indices (C) 2018 FTSE Fixed
                                0.15%        4.79%          5.94%                   Income LLC. All rights reserved.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

VA EQUITY ALLOCATION PORTFOLIO VS.
MSCI WORLD INDEX (NET DIVIDENDS)
JULY 10, 2017-OCTOBER 31, 2018

                                          [CHART]

                VA Equity Allocation Portfolio   MSCI World Index (net dividends)
                ------------------------------   --------------------------------
  7/10/2017                $10,000                          $10,000
  7/31/2017                 10,230                           10,233
  8/31/2017                 10,220                           10,247
  9/30/2017                 10,530                           10,477
  10/31/2017                10,720                           10,675
  11/30/2017                10,980                           10,907
  12/31/2017                11,156                           11,054
  1/31/2018                 11,694                           11,638
  2/28/2018                 11,177                           11,156
  3/31/2018                 11,045                           10,912
  4/30/2018                 11,096                           11,038
  5/31/2018                 11,238                           11,107
  6/30/2018                 11,177                           11,102
  7/31/2018                 11,491                           11,448                  Past performance is not predictive of
  8/31/2018                 11,653                           11,590                  future performance.
  9/30/2018                 11,613                           11,655                  The returns shown do not reflect the
  10/31/2018                10,700                           10,799                  deduction of taxes that a shareholder
                                        ONE              SINCE                       would pay on fund distributions or the
                TOTAL RETURN            YEAR           INCEPTION                     redemption of fund shares.
                ----------------------------------------------------------           MSCI data copyright MSCI 2018, all
                                       -0.19%            5.30%                       rights reserved.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

Russell 3000(R) Index.................................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)............................. 1.42%
Russell 2000(R) Index (small-cap stocks)................................. 1.85%
Russell Midcap(R) Index (mid-cap stocks)................................. 2.79%
Russell 1000(R) Index (large-cap stocks)................................. 6.98%
Dow Jones U.S. Select REIT Index /SM/.................................... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

Russell 2000(R) Value Index (small-cap value stocks).................... -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)..................  4.13%
Russell 1000(R) Value Index (large-cap value stocks)....................  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks).................. 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

VA U.S. TARGETED VALUE PORTFOLIO

   The VA U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. Value is measured primarily by book-to-market ratio. The VA U.S. Targeted Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 1,300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -1.05% for the Portfolio and -0.59% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks detracted from performance relative to the benchmark.

VA U.S. LARGE VALUE PORTFOLIO

   The VA U.S. Large Value Portfolio is designed to capture the returns of U.S. large company low relative price (value) stocks. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of the U.S. market. As of October 31, 2018, the Portfolio held approximately 320 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 2.47% for the Portfolio and 3.03% for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater exposure to smaller large-cap stocks detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. Conversely, the Portfolio's emphasis on stocks with higher profitability had a positive impact on relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. At the sector level, the Portfolio's general exclusions of real estate investment trusts (REITs) and certain utilities also benefited relative performance, as REITs and utilities generally underperformed in the U.S.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI World ex USA Index.................................         -6.76%
MSCI World ex USA Mid Cap Index.........................         -8.02%
MSCI World ex USA Small Cap Index.......................         -7.75%
MSCI World ex USA Value Index...........................         -7.54%
MSCI World ex USA Growth Index..........................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY    LOCAL RETURN RETURN IN U.S. DOLLARS
MARKET CAP                                  ------------ ----------------------
Japan......................................     -4.22%            -3.56%
United Kingdom.............................     -0.91%            -4.65%
France.....................................     -4.30%            -6.92%
Canada.....................................     -4.08%            -5.84%
Germany....................................    -12.26%           -14.66%
Switzerland................................      0.19%            -0.72%
Australia..................................      2.96%            -4.83%
Hong Kong..................................     -8.47%            -8.88%
Netherlands................................     -7.68%            -9.99%
Spain......................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI Emerging Markets Index.............................         -12.52%
MSCI Emerging Markets Mid Cap Index.....................         -11.85%
MSCI Emerging Markets Small Cap Index...................         -17.21%
MSCI Emerging Markets Value Index.......................          -8.27%
MSCI Emerging Markets Growth Index......................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                            LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP  ------------ ----------------------
China......................................    -16.33%           -16.73%
Korea......................................    -18.52%           -19.90%
Taiwan.....................................     -6.62%            -8.98%

India..........................................................  -0.01% -12.42%
Brazil.........................................................  18.95%   4.76%
South Africa................................................... -13.80% -17.45%
Russia.........................................................  22.79%  10.69%
Mexico.........................................................  -9.54% -14.55%
Thailand.......................................................   4.01%   4.23%
Malaysia.......................................................  -0.18%   0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

VA INTERNATIONAL VALUE PORTFOLIO

   The VA International Value Portfolio is designed to capture the returns of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. The strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks within the large-cap value segment of developed ex U.S. markets. As of October 31, 2018, the Portfolio held approximately 490 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -8.12% for the Portfolio and -6.76% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's focus on value stocks detracted from performance relative to the benchmark. Conversely, the Portfolio's emphasis on higher-profitability stocks within the value segment of the market had a positive impact on relative performance, as these stocks generally outperformed.

VA INTERNATIONAL SMALL PORTFOLIO

   The VA International Small Portfolio is designed to capture the returns of developed ex U.S. small company stocks. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 3,480 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -9.97% for the Portfolio and -7.75% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Portfolio relative to the benchmark, which in turn led to differences in holdings between the Portfolio and the benchmark. These holdings differences detracted from the Portfolio's performance relative to the benchmark. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in developed ex U.S. markets.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short-term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                       OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                       ---------------- ---------------- ------
One-Month Treasury Bill (yield).......       0.99%            2.20%       1.21%
Ten-Year U.S. Treasury Notes (yield)..       2.38%            3.15%       0.77%
Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

VA SHORT-TERM FIXED PORTFOLIO

   The VA Short-Term Fixed Portfolio is designed to achieve a stable real return in excess of the rate of inflation by investing in high-quality fixed income securities with a typical average maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premium. The average maturity of the Portfolio decreased to 336 days as of October 31, 2018, from 350 days as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 1.13% for the Portfolio versus 1.68% for the ICE BofAML U.S. 6-Month Treasury Bill Index and 1.25% for The ICE BofAML 1-Year U.S. Treasury Note Index, the Portfolio's benchmarks. The U.S. Treasury yield curve remained upwardly sloped but continued to flatten, reducing expected capital appreciation opportunities during the period. The Portfolio shortened in duration but remained positioned toward the longer end of its eligible average duration range for the period. Interest rates increased across the eligible maturity range, resulting in negative realized term premiums for the period. As a result, the Portfolio's exposure to securities with maturities between one and two years detracted from performance relative to the ICE BofAML U.S. 6-Month Treasury Bill Index. Conversely, the Portfolio's corporate securities and floating-rate notes contributed positively to performance relative to the government benchmarks.

VA GLOBAL BOND PORTFOLIO

   The VA Global Bond Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities and high-quality corporate and global fixed income instruments with an average maturity of five years or less. The Portfolio hedges substantially all of the currency risk of its non-U.S. dollar-denominated securities. Eligible countries for the Portfolio to invest in include but are not limited to Australia, Canada, Denmark, certain European Economic and Monetary Union ("EMU"), Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses a variable maturity approach and current yields, and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. The average maturity of the Portfolio decreased to 3.86 years as of October 31, 2018, from 3.98 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were 0.42% for the Portfolio and 0.72% for the FTSE World

Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio's benchmark. During the period, yield curves in the developed markets were generally upwardly sloped, indicting positive expected term premiums. Realized term premiums were positive for many euro-denominated markets, but negative in the U.S. The Portfolio's overweight to euro-denominated securities contributed positively to performance relative to the benchmark. Additionally, the Portfolio's lack of exposure to certain lower-quality government securities in countries such as Italy (which is included in the benchmark) contributed positively to relative performance. Conversely, the Portfolio's overweight to U.S. dollar-denominated securities in the three- to five-year maturity range, and underweight to Japanese yen-denominated securities detracted from relative performance.

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

   The VIT Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing generally in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The average maturity of the Portfolio decreased to 8.12 years as of October 31, 2018, from
8.28 years as of October 31, 2017.

   For the 12 months ended October 31, 2018, total returns were -1.60% for the Portfolio and -1.24% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio's benchmark. The Portfolio's emphasis on the intermediate segment of the real yield curve detracted from performance relative to the benchmark, as the intermediate segment underperformed the combination of the long and short ends of the real yield curve for the period.

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

   The DFA VA Global Moderate Allocation Portfolio seeks long-term capital appreciation and current income by investing in a combination of other mutual funds managed by Dimensional that invest in domestic and international securities, including emerging markets securities, and fixed income securities. Under normal market circumstances, the Portfolio seeks to achieve its investment objective through a moderate allocation to both global equity and global fixed income securities by allocating approximately 50% to 70% of its assets to equity underlying funds and 30% to 50% of its assets to fixed income underlying funds. As of the date of this report, the Portfolio's investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, VA U.S. Large Value Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio's investments in international equity funds included the International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, and VA International Value Portfolio (collectively, the "Equity Underlying Funds"); and the Portfolio's investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, VA Global Bond Portfolio, and VA Short-Term Fixed Portfolio ("Fixed Income Underlying Funds," and, collectively with the Equity Underlying Funds, the "Equity and Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Equity and Fixed Income Underlying Funds collectively held approximately 13,600 equity securities in 44 eligible developed and emerging markets and approximately 700 fixed income securities in 18 countries, excluding supranationals.

   For the 12 months ended October 31, 2018, total returns were 0.15% for the Portfolio and 0.19% for the Portfolio's composite benchmark, a hypothetical composite index composed of 65% MSCI All Country World Index (net dividends), the Portfolio's equity benchmark, and 35% FTSE World Government Bond Index 1-3 Years (hedged to USD), the Portfolio's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities. The Portfolio's equity component outperformed the relevant component of the composite benchmark, while the fixed income component underperformed. Overall, the Portfolio performed in line with the composite benchmark.

   At the regional level, the Equity Underlying Funds' greater allocation to the U.S. contributed positively to performance relative to the equity benchmark, as the U.S. outperformed both developed ex U.S. and emerging markets.

   During the period ended October 31, 2018, interest rates generally increased, resulting in negative realized term premiums. Credit spreads generally widened, resulting in negative realized credit premiums. The Fixed Income Underlying Funds' exposure to longer-term and credit securities detracted from performance relative to the fixed income benchmark.

VA EQUITY ALLOCATION PORTFOLIO

   The VA Equity Allocation Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities. As of the date of this report, the Portfolio's investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Large Company Portfolio, the VA U.S. Large Value Portfolio, the VA U.S. Targeted Value

Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio's investments in the international equity funds included the International Core Equity Portfolio, the VA International Small Portfolio, the VA International Value Portfolio, and the Emerging Markets Core Equity Portfolio (collectively, the "Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Underlying Funds collectively held approximately 13,600 equity securities in 44 eligible developed and emerging markets.

   For the 12 months ended October 31, 2018, total returns were -0.19% for the Portfolio and 1.16% for the MSCI World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited group of stocks. The Underlying Funds' inclusion of emerging markets (a region not included in the benchmark) had a negative impact on performance relative to the benchmark, as emerging markets underperformed developed markets. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). With low relative price (value) stocks generally underperforming high relative price (growth) stocks in developed markets, the Underlying Funds' greater emphasis on value stocks also had a negative impact on relative performance.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                       BEGINNING  ENDING              EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                         VALUE    VALUE     EXPENSE    DURING
                                       05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                       --------- --------- ---------- ---------
VA U.S. TARGETED VALUE PORTFOLIO
--------------------------------
Actual Fund Return.................... $1,000.00 $  961.50    0.37%     $1.83
Hypothetical 5% Annual Return......... $1,000.00 $1,023.34    0.37%     $1.89
VA U.S. LARGE VALUE PORTFOLIO
-----------------------------
Actual Fund Return.................... $1,000.00 $  988.60    0.27%     $1.35
Hypothetical 5% Annual Return......... $1,000.00 $1,023.84    0.27%     $1.38

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                BEGINNING  ENDING              EXPENSES
                                                 ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                  VALUE    VALUE     EXPENSE    DURING
                                                05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                --------- --------- ---------- ---------
VA INTERNATIONAL VALUE PORTFOLIO
--------------------------------
Actual Fund Return............................. $1,000.00 $  876.40    0.42%     $1.99
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.09    0.42%     $2.14

VA INTERNATIONAL SMALL PORTFOLIO
--------------------------------
Actual Fund Return............................. $1,000.00 $  867.40    0.53%     $2.49
Hypothetical 5% Annual Return.................. $1,000.00 $1,022.53    0.53%     $2.70

VA SHORT-TERM FIXED PORTFOLIO
-----------------------------
Actual Fund Return............................. $1,000.00 $1,009.80    0.27%     $1.37
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.84    0.27%     $1.38

VA GLOBAL BOND PORTFOLIO
------------------------
Actual Fund Return............................. $1,000.00 $1,012.30    0.23%     $1.17
Hypothetical 5% Annual Return.................. $1,000.00 $1,024.05    0.23%     $1.17

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return............................. $1,000.00 $  988.80    0.12%     $0.60
Hypothetical 5% Annual Return.................. $1,000.00 $1,024.60    0.12%     $0.61

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO(2)
----------------------------------------------
Actual Fund Return............................. $1,000.00 $  979.60    0.40%     $2.00
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.19    0.40%     $2.04

VA EQUITY ALLOCATION PORTFOLIO(2)
---------------------------------
Actual Fund Return............................. $1,000.00 $  964.40    0.40%     $1.98
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.19    0.40%     $2.04

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUND OF FUNDS

                                               AFFILIATED INVESTMENT COMPANIES
                                               -------------------------------
  DFA VA Global Moderate Allocation Portfolio.              100.0%
  VA Equity Allocation Portfolio..............              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

    VA U.S. TARGETED VALUE PORTFOLIO
Communication Services.............   3.1%
Consumer Discretionary.............  12.4%
Consumer Staples...................   4.0%
Energy.............................   9.3%
Financials.........................  28.2%
Health Care........................   5.7%
Industrials........................  20.0%
Information Technology.............  10.4%
Materials..........................   6.0%
Real Estate........................   0.7%
Utilities..........................   0.2%
                                    -----
                                    100.0%


      VA U.S. LARGE VALUE PORTFOLIO
Communication Services.............   8.8%
Consumer Discretionary.............   6.9%
Consumer Staples...................   5.1%
Energy.............................  14.6%
Financials.........................  23.6%
Health Care........................  16.1%
Industrials........................   9.2%
Information Technology.............  10.9%
Materials..........................   4.3%
Real Estate........................   0.2%
Utilities..........................   0.3%
                                    -----
                                    100.0%

    VA INTERNATIONAL VALUE PORTFOLIO
Communication Services.............   4.3%
Consumer Discretionary.............  14.1%
Consumer Staples...................   3.6%
Energy.............................  14.8%
Financials.........................  29.6%
Health Care........................   4.2%
Industrials........................   9.3%
Information Technology.............   2.5%
Materials..........................  13.1%
Real Estate........................   2.7%
Utilities..........................   1.8%
                                    -----
                                    100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

    VA INTERNATIONAL SMALL PORTFOLIO
Communication Services.............   5.3%
Consumer Discretionary.............  14.4%
Consumer Staples...................   6.4%
Energy.............................   5.4%
Financials.........................  11.8%
Health Care........................   5.5%
Industrials........................  24.0%
Information Technology.............   9.0%
Materials..........................  10.6%
Real Estate........................   4.9%
Utilities..........................   2.7%
                                    -----
                                    100.0%

FIXED INCOME PORTFOLIOS

      VA SHORT-TERM FIXED PORTFOLIO
Corporate..........................  13.9%
Government.........................  10.7%
Foreign Corporate..................  29.3%
Foreign Government.................  32.5%
Supranational......................  13.6%
                                    -----
                                    100.0%

        VA GLOBAL BOND PORTFOLIO
Corporate..........................  14.8%
Foreign Corporate..................  33.1%
Foreign Government.................  46.5%
Supranational......................   5.6%
                                    -----
                                    100.0%

   VIT INFLATION-PROTECTED SECURITIES
                PORTFOLIO
Government......................... 100.0%
                                    -----
                                    100.0%

                       VA U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                  PERCENTAGE
                                            SHARES    VALUE+    OF NET ASSETS++
                                            ------- ----------- ---------------
 COMMON STOCKS -- (92.5%)
 COMMUNICATION SERVICES -- (2.9%)
     Other Securities......................         $10,377,682       3.1%
                                                    -----------      ----
 CONSUMER DISCRETIONARY -- (11.5%)
 #*  AutoNation, Inc.......................  25,761   1,042,805       0.3%
     Goodyear Tire & Rubber Co. (The)......  58,001   1,221,501       0.4%
     PulteGroup, Inc.......................  39,787     977,567       0.3%
     Toll Brothers, Inc....................  43,252   1,455,862       0.5%
     Other Securities......................          36,283,327      10.9%
                                                    -----------      ----
 TOTAL CONSUMER DISCRETIONARY..............          40,981,062      12.4%
                                                    -----------      ----
 CONSUMER STAPLES -- (3.7%)
     Bunge, Ltd............................  19,726   1,219,067       0.4%
 #   Coty, Inc., Class A...................  99,092   1,045,421       0.3%
 #*  Post Holdings, Inc....................  13,291   1,175,190       0.4%
     Other Securities......................           9,887,874       2.9%
                                                    -----------      ----
 TOTAL CONSUMER STAPLES....................          13,327,552       4.0%
                                                    -----------      ----
 ENERGY -- (8.6%)
 #*  Antero Resources Corp.................  90,357   1,435,773       0.4%
 *   CNX Resources Corp....................  61,383     960,644       0.3%
     Helmerich & Payne, Inc................  16,901   1,052,763       0.3%
     Murphy Oil Corp.......................  44,623   1,421,689       0.4%
     PBF Energy, Inc., Class A.............  30,503   1,276,551       0.4%
     Other Securities......................          24,457,808       7.5%
                                                    -----------      ----
 TOTAL ENERGY..............................          30,605,228       9.3%
                                                    -----------      ----
 FINANCIALS -- (26.1%)
     Associated Banc-Corp..................  50,499   1,170,567       0.4%
     Assurant, Inc.........................  16,139   1,568,872       0.5%
     Assured Guaranty, Ltd.................  30,658   1,225,707       0.4%
     CIT Group, Inc........................  25,363   1,201,699       0.4%
 #   Janus Henderson Group P.L.C...........  46,500   1,142,505       0.3%
     Kemper Corp...........................  15,001   1,127,925       0.3%
 #   New York Community Bancorp, Inc....... 113,503   1,087,359       0.3%
     Old Republic International Corp.......  59,758   1,317,664       0.4%
     PacWest Bancorp.......................  30,208   1,227,049       0.4%
     People's United Financial, Inc........  87,799   1,374,932       0.4%
     Popular, Inc..........................  24,047   1,250,684       0.4%
 #   Prosperity Bancshares, Inc............  15,628   1,016,289       0.3%
     Santander Consumer USA Holdings, Inc..  63,053   1,182,244       0.4%
     Umpqua Holdings Corp..................  54,549   1,047,341       0.3%
     Unum Group............................  33,275   1,206,551       0.4%
     Voya Financial, Inc...................  25,150   1,100,564       0.3%
     Other Securities......................          73,749,528      22.2%
                                                    -----------      ----
 TOTAL FINANCIALS..........................          92,997,480      28.1%
                                                    -----------      ----
 HEALTH CARE -- (5.2%)
 #*  Acadia Healthcare Co., Inc............  25,804   1,070,866       0.3%
 *   Allscripts Healthcare Solutions, Inc..  83,946     999,797       0.3%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                            SHARES     VALUE+    OF NET ASSETS++
                                                            ------- ------------ ---------------
HEALTH CARE -- (Continued)
    Other Securities.......................................         $ 16,638,792       5.1%
                                                                    ------------      ----
TOTAL HEALTH CARE..........................................           18,709,455       5.7%
                                                                    ------------      ----
INDUSTRIALS -- (18.5%)
*   AECOM..................................................  66,299    1,931,953       0.6%
    Air Lease Corp.........................................  49,283    1,877,682       0.6%
#   Alaska Air Group, Inc..................................  21,503    1,320,714       0.4%
    AMERCO.................................................   4,785    1,562,207       0.5%
*   Genesee & Wyoming, Inc., Class A.......................  15,696    1,243,594       0.4%
    Jacobs Engineering Group, Inc..........................  16,852    1,265,417       0.4%
*   JetBlue Airways Corp...................................  84,042    1,406,023       0.4%
*   Kirby Corp.............................................  14,913    1,072,841       0.3%
*   Quanta Services, Inc...................................  38,352    1,196,582       0.4%
    Trinity Industries, Inc................................  46,408    1,324,948       0.4%
    Other Securities.......................................           51,807,005      15.5%
                                                                    ------------      ----
TOTAL INDUSTRIALS..........................................           66,008,966      19.9%
                                                                    ------------      ----
INFORMATION TECHNOLOGY -- (9.7%)
*   ARRIS International P.L.C..............................  39,772      989,130       0.3%
*   Arrow Electronics, Inc.................................  33,966    2,299,838       0.7%
    Avnet, Inc.............................................  46,812    1,875,757       0.6%
    Jabil, Inc.............................................  41,431    1,024,589       0.3%
*   LiveRamp Holdings, Inc.................................  26,374    1,204,764       0.4%
    Xerox Corp.............................................  36,334    1,012,629       0.3%
    Other Securities.......................................           26,008,310       7.8%
                                                                    ------------      ----
TOTAL INFORMATION TECHNOLOGY...............................           34,415,017      10.4%
                                                                    ------------      ----
MATERIALS -- (5.6%)
*   Alcoa Corp.............................................  29,596    1,035,564       0.3%
    Ashland Global Holdings, Inc...........................  13,288      983,046       0.3%
    Huntsman Corp..........................................  52,125    1,140,495       0.4%
    Reliance Steel & Aluminum Co...........................  21,094    1,664,738       0.5%
    Other Securities.......................................           15,069,645       4.5%
                                                                    ------------      ----
TOTAL MATERIALS............................................           19,893,488       6.0%
                                                                    ------------      ----
REAL ESTATE -- (0.6%)
    Other Securities.......................................            2,169,244       0.7%
                                                                    ------------      ----
UTILITIES -- (0.1%)
    Other Security.........................................              479,258       0.1%
                                                                    ------------      ----
TOTAL COMMON STOCKS........................................          329,964,432      99.7%
                                                                    ------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.......................................                6,965       0.0%
                                                                    ------------      ----
TOTAL INVESTMENT SECURITIES................................          329,971,397
                                                                    ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
    State Street Institutional U.S. Government Money
    Market Fund, 2.090%.................................... 249,520      249,520       0.1%
                                                                    ------------      ----

VA U.S. TARGETED VALUE PORTFOLIO

CONTINUED



                                                                 PERCENTAGE
                                         SHARES      VALUE+    OF NET ASSETS++
                                        --------- ------------ ---------------
 SECURITIES LENDING COLLATERAL --(7.4%)
 @(S)  DFA Short Term Investment Fund.. 2,299,168 $ 26,601,372        8.0%
                                                  ------------      -----
 TOTAL INVESTMENTS--(100.0%)
   (Cost $340,381,713).................           $356,822,289      107.8%
                                                  ============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
  Common Stocks
     Communication Services..... $ 10,377,682          --   --    $ 10,377,682
     Consumer Discretionary.....   40,981,062          --   --      40,981,062
     Consumer Staples...........   13,327,552          --   --      13,327,552
     Energy.....................   30,605,228          --   --      30,605,228
     Financials.................   92,993,969 $     3,511   --      92,997,480
     Health Care................   18,709,455          --   --      18,709,455
     Industrials................   66,008,966          --   --      66,008,966
     Information Technology.....   34,415,017          --   --      34,415,017
     Materials..................   19,893,488          --   --      19,893,488
     Real Estate................    2,169,244          --   --       2,169,244
     Utilities..................      479,258          --   --         479,258
  Rights/Warrants
     Consumer Discretionary.....           --       1,182   --           1,182
     Information Technology.....        5,783          --   --           5,783
  Temporary Cash Investments....      249,520          --   --         249,520
  Securities Lending Collateral.           --  26,601,372   --      26,601,372
                                 ------------ -----------   --    ------------
  TOTAL......................... $330,216,224 $26,606,065   --    $356,822,289
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                     PERCENTAGE
                                              SHARES     VALUE+    OF NET ASSETS++
                                              ------- ------------ ---------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (8.6%)
    AT&T, Inc................................ 553,930 $ 16,994,572       3.6%
*   Charter Communications, Inc., Class A....  13,352    4,277,580       0.9%
    Comcast Corp., Class A................... 328,410   12,525,557       2.7%
    Other Securities.........................            7,392,963       1.5%
                                                      ------------      ----
TOTAL COMMUNICATION SERVICES.................           41,190,672       8.7%
                                                      ------------      ----
CONSUMER DISCRETIONARY -- (6.8%)
    Ford Motor Co............................ 255,773    2,442,632       0.5%
    General Motors Co........................  92,225    3,374,513       0.7%
    Other Securities.........................           26,543,508       5.7%
                                                      ------------      ----
TOTAL CONSUMER DISCRETIONARY.................           32,360,653       6.9%
                                                      ------------      ----
CONSUMER STAPLES -- (5.0%)
    Mondelez International, Inc., Class A....  63,318    2,658,090       0.6%
    Walgreens Boots Alliance, Inc............  52,067    4,153,384       0.9%
    Walmart, Inc.............................  76,563    7,677,738       1.6%
    Other Securities.........................            9,303,036       2.0%
                                                      ------------      ----
TOTAL CONSUMER STAPLES.......................           23,792,248       5.1%
                                                      ------------      ----
ENERGY -- (14.4%)
    Chevron Corp.............................  96,429   10,766,298       2.3%
    ConocoPhillips...........................  74,985    5,241,452       1.1%
    Exxon Mobil Corp......................... 224,741   17,907,363       3.8%
    Kinder Morgan, Inc....................... 128,290    2,183,496       0.5%
    Marathon Petroleum Corp..................  64,842    4,568,119       1.0%
    Occidental Petroleum Corp................  52,103    3,494,548       0.7%
    Valero Energy Corp.......................  32,870    2,994,128       0.6%
    Other Securities.........................           21,420,355       4.6%
                                                      ------------      ----
TOTAL ENERGY.................................           68,575,759      14.6%
                                                      ------------      ----
FINANCIALS -- (23.3%)
    Bank of America Corp..................... 410,962   11,301,482       2.4%
    Bank of New York Mellon Corp. (The)......  62,976    2,980,654       0.6%
*   Berkshire Hathaway, Inc., Class B........  47,177    9,684,495       2.1%
    Capital One Financial Corp...............  34,138    3,048,523       0.6%
    Citigroup, Inc........................... 126,031    8,249,989       1.7%
    Goldman Sachs Group, Inc. (The)..........  25,386    5,721,243       1.2%
    JPMorgan Chase & Co...................... 118,846   12,956,591       2.7%
    Morgan Stanley...........................  91,268    4,167,297       0.9%
    PNC Financial Services Group, Inc. (The).  21,899    2,813,803       0.6%
    Travelers Cos., Inc. (The)...............  19,149    2,396,114       0.5%
    Wells Fargo & Co......................... 296,291   15,771,570       3.3%
    Other Securities.........................           32,124,131       7.0%
                                                      ------------      ----
TOTAL FINANCIALS.............................          111,215,892      23.6%
                                                      ------------      ----
HEALTH CARE -- (15.9%)
    Abbott Laboratories......................  57,952    3,995,211       0.9%
    Aetna, Inc...............................  21,525    4,270,560       0.9%
    Anthem, Inc..............................  19,167    5,281,850       1.1%
*   Centene Corp.............................  20,648    2,690,847       0.6%

VA U.S. LARGE VALUE PORTFOLIO

CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE+    OF NET ASSETS++
                                                              ------- ------------ ---------------
HEALTH CARE -- (Continued)
      Cigna Corp.............................................  12,108 $  2,588,812        0.6%
      CVS Health Corp........................................  73,289    5,305,391        1.1%
      Danaher Corp...........................................  32,152    3,195,909        0.7%
*     Express Scripts Holding Co.............................  37,088    3,596,423        0.8%
      Humana, Inc............................................   8,529    2,732,777        0.6%
      Medtronic P.L.C........................................  69,631    6,254,256        1.3%
      Pfizer, Inc............................................ 412,985   17,783,134        3.8%
      Thermo Fisher Scientific, Inc..........................  16,736    3,910,366        0.8%
      Other Securities.......................................           14,287,303        2.9%
                                                                      ------------      -----
TOTAL HEALTH CARE............................................           75,892,839       16.1%
                                                                      ------------      -----
INDUSTRIALS -- (9.0%)
      Delta Air Lines, Inc...................................  45,864    2,510,137        0.5%
      Eaton Corp. P.L.C......................................  31,345    2,246,496        0.5%
      FedEx Corp.............................................  16,155    3,559,593        0.8%
      Norfolk Southern Corp..................................  19,191    3,220,825        0.7%
*     United Continental Holdings, Inc.......................  30,813    2,634,820        0.6%
      Other Securities.......................................           28,905,017        6.0%
                                                                      ------------      -----
TOTAL INDUSTRIALS............................................           43,076,888        9.1%
                                                                      ------------      -----
INFORMATION TECHNOLOGY -- (10.8%)
      CA, Inc................................................  51,590    2,288,532        0.5%
      Cisco Systems, Inc.....................................  96,314    4,406,365        0.9%
      HP, Inc................................................ 106,724    2,576,317        0.6%
      Intel Corp............................................. 358,421   16,802,776        3.6%
*     Micron Technology, Inc.................................  86,728    3,271,380        0.7%
      Other Securities.......................................           21,955,579        4.6%
                                                                      ------------      -----
TOTAL INFORMATION TECHNOLOGY.................................           51,300,949       10.9%
                                                                      ------------      -----
MATERIALS -- (4.3%)
      DowDuPont, Inc.........................................  50,001    2,696,054        0.6%
      Nucor Corp.............................................  42,059    2,486,528        0.5%
      Other Securities.......................................           15,306,621        3.2%
                                                                      ------------      -----
TOTAL MATERIALS..............................................           20,489,203        4.3%
                                                                      ------------      -----
REAL ESTATE -- (0.2%)
      Other Securities.......................................            1,044,065        0.2%
                                                                      ------------      -----
UTILITIES -- (0.3%)
      Other Securities.......................................            1,277,753        0.3%
                                                                      ------------      -----
TOTAL COMMON STOCKS..........................................          470,216,921       99.8%
                                                                      ------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money
      Market Fund, 2.090%.................................... 866,943      866,943        0.2%
                                                                      ------------      -----
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  DFA Short Term Investment Fund......................... 518,219    5,995,789        1.2%
                                                                      ------------      -----
TOTAL INVESTMENTS--(100.0%) (Cost $393,548,233)..............         $477,079,653      101.2%
                                                                      ============      =====

VA U.S. LARGE VALUE PORTFOLIO

CONTINUED



Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------
                                   LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ---------- ------- ------------
  Common Stocks
     Communication Services..... $ 41,190,672         --   --    $ 41,190,672
     Consumer Discretionary.....   32,360,653         --   --      32,360,653
     Consumer Staples...........   23,792,248         --   --      23,792,248
     Energy.....................   68,575,759         --   --      68,575,759
     Financials.................  111,215,892         --   --     111,215,892
     Health Care................   75,892,839         --   --      75,892,839
     Industrials................   43,076,888         --   --      43,076,888
     Information Technology.....   51,300,949         --   --      51,300,949
     Materials..................   20,489,203         --   --      20,489,203
     Real Estate................    1,044,065         --   --       1,044,065
     Utilities..................    1,277,753         --   --       1,277,753
  Temporary Cash Investments....      866,943         --   --         866,943
  Securities Lending Collateral.           -- $5,995,789   --       5,995,789
                                 ------------ ----------   --    ------------
  TOTAL......................... $471,083,864 $5,995,789   --    $477,079,653
                                 ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                       PERCENTAGE
                                                 SHARES    VALUE>>   OF NET ASSETS++
                                                 ------- ----------- ---------------
COMMON STOCKS -- (96.2%)
AUSTRALIA -- (5.7%)
#   Australia & New Zealand Banking Group, Ltd.. 234,296 $ 4,312,607       1.5%
    Woodside Petroleum, Ltd.....................  67,785   1,668,885       0.6%
    Other Securities............................          10,087,182       3.7%
                                                         -----------      ----
TOTAL AUSTRALIA.................................          16,068,674       5.8%
                                                         -----------      ----
AUSTRIA -- (0.2%)
    Other Securities............................             444,799       0.2%
                                                         -----------      ----
BELGIUM -- (1.1%)
    Other Securities                                       3,229,174       1.2%
                                                         -----------      ----
CANADA -- (8.6%)
    Bank of Montreal............................  33,738   2,521,578       0.9%
#   Bank of Nova Scotia (The)...................  41,825   2,244,625       0.8%
    Suncor Energy, Inc..........................  57,131   1,916,444       0.7%
    Suncor Energy, Inc..........................  44,260   1,474,301       0.5%
    Other Securities............................          16,171,787       5.8%
                                                         -----------      ----
TOTAL CANADA....................................          24,328,735       8.7%
                                                         -----------      ----
DENMARK -- (1.4%)
    Other Securities............................           4,046,779       1.4%
                                                         -----------      ----
FINLAND -- (0.9%)
    Other Securities............................           2,686,145       1.0%
                                                         -----------      ----
FRANCE -- (10.0%)
    AXA SA......................................  58,603   1,466,638       0.5%
    BNP Paribas SA..............................  55,790   2,907,442       1.1%
    Carrefour SA................................  64,792   1,256,562       0.5%
    Cie de Saint-Gobain.........................  37,664   1,418,857       0.5%
    Orange SA................................... 138,204   2,157,136       0.8%
    Peugeot SA..................................  69,936   1,662,433       0.6%
    Renault SA..................................  22,289   1,664,407       0.6%
    Total SA.................................... 148,625   8,720,635       3.1%
    Other Securities............................           6,997,462       2.4%
                                                         -----------      ----
TOTAL FRANCE....................................          28,251,572      10.1%
                                                         -----------      ----
GERMANY -- (6.7%)
    Bayerische Motoren Werke AG.................  25,906   2,230,786       0.8%
    Daimler AG..................................  76,726   4,544,987       1.6%
    Deutsche Telekom AG......................... 100,300   1,645,088       0.6%
    RWE AG......................................  69,995   1,361,697       0.5%
    Other Securities............................           9,116,529       3.3%
                                                         -----------      ----
TOTAL GERMANY...................................          18,899,087       6.8%
                                                         -----------      ----
HONG KONG -- (2.7%)
    CK Hutchison Holdings, Ltd.................. 164,012   1,651,948       0.6%
    Other Securities............................           6,163,260       2.2%
                                                         -----------      ----
TOTAL HONG KONG.................................           7,815,208       2.8%
                                                         -----------      ----

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED


                                                                  PERCENTAGE
                                            SHARES    VALUE>>   OF NET ASSETS++
                                            ------- ----------- ---------------
 IRELAND -- (0.4%)
     Other Securities......................         $ 1,202,950       0.4%
                                                    -----------      ----
 ISRAEL -- (0.4%)
     Other Securities......................           1,261,045       0.4%
                                                    -----------      ----
 ITALY -- (1.7%)
     Other Securities......................           4,700,092       1.7%
                                                    -----------      ----
 JAPAN -- (22.5%)
     Hitachi, Ltd..........................  63,000   1,925,922       0.7%
     Honda Motor Co., Ltd.................. 106,400   3,037,244       1.1%
     JXTG Holdings, Inc.................... 211,827   1,431,311       0.5%
     Mitsubishi Corp.......................  53,400   1,502,958       0.5%
     Mitsubishi UFJ Financial Group, Inc... 386,000   2,336,261       0.8%
     Mizuho Financial Group, Inc........... 736,200   1,264,323       0.5%
     Nissan Motor Co., Ltd................. 134,500   1,223,648       0.4%
     Sumitomo Mitsui Financial Group, Inc..  65,900   2,565,822       0.9%
     Toyota Motor Corp.....................  99,970   5,856,336       2.1%
     Other Securities......................          42,579,544      15.3%
                                                    -----------      ----
 TOTAL JAPAN...............................          63,723,369      22.8%
                                                    -----------      ----
 NETHERLANDS -- (3.4%)
     ING Groep NV.......................... 105,622   1,249,613       0.5%
     Koninklijke Ahold Delhaize NV......... 109,832   2,514,122       0.9%
     Other Securities......................           5,792,483       2.0%
                                                    -----------      ----
 TOTAL NETHERLANDS.........................           9,556,218       3.4%
                                                    -----------      ----
 NEW ZEALAND -- (0.2%)
     Other Securities......................             616,963       0.2%
                                                    -----------      ----
 NORWAY -- (0.9%)
     Other Securities......................           2,604,308       0.9%
                                                    -----------      ----
 PORTUGAL -- (0.0%)
     Other Security........................              70,028       0.0%
                                                    -----------      ----
 SINGAPORE -- (1.1%)
     Other Securities......................           3,010,285       1.1%
                                                    -----------      ----
 SOUTH AFRICA -- (0.0%)
     Other Securities......................             146,939       0.1%
                                                    -----------      ----
 SPAIN -- (2.0%)
     Banco Santander SA.................... 699,668   3,328,988       1.2%
     Repsol SA.............................  98,764   1,764,797       0.6%
     Other Securities......................             578,638       0.2%
                                                    -----------      ----
 TOTAL SPAIN...............................           5,672,423       2.0%
                                                    -----------      ----
 SWEDEN -- (2.7%)
     Other Securities......................           7,608,646       2.7%
                                                    -----------      ----
 SWITZERLAND -- (7.8%)
     Novartis AG...........................  20,736   1,815,899       0.6%
     Novartis AG, Sponsored ADR............  50,733   4,437,108       1.6%

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

                                                                                       PERCENTAGE
                                                               SHARES     VALUE>>    OF NET ASSETS++
                                                              --------- ------------ ---------------
SWITZERLAND -- (Continued)
      UBS Group AG...........................................   128,899 $  1,801,636        0.6%
      Zurich Insurance Group AG..............................     9,856    3,060,102        1.1%
      Other Securities.......................................             11,000,320        4.0%
                                                                        ------------      -----
TOTAL SWITZERLAND............................................             22,115,065        7.9%
                                                                        ------------      -----
UNITED KINGDOM -- (15.4%)
      Anglo American P.L.C...................................   116,552    2,487,613        0.9%
      Aviva P.L.C............................................   329,950    1,803,141        0.7%
      BP P.L.C., Sponsored ADR...............................   170,413    7,390,807        2.7%
      British American Tobacco P.L.C.........................    34,576    1,498,879        0.5%
      Glencore P.L.C.........................................   518,300    2,109,304        0.8%
      HSBC Holdings P.L.C., Sponsored ADR....................   125,644    5,162,712        1.9%
      Lloyds Banking Group P.L.C............................. 2,312,521    1,687,536        0.6%
      Lloyds Banking Group P.L.C., ADR.......................   492,605    1,413,776        0.5%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......    67,970    4,295,024        1.5%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......    63,691    4,185,136        1.5%
      Vodafone Group P.L.C................................... 1,510,347    2,840,266        1.0%
      Other Securities.......................................              8,822,381        3.1%
                                                                        ------------      -----
TOTAL UNITED KINGDOM.........................................             43,696,575       15.7%
                                                                        ------------      -----
UNITED STATES -- (0.4%)
      Other Security.........................................              1,053,336        0.4%
                                                                        ------------      -----
TOTAL COMMON STOCKS..........................................            272,808,415       97.7%
                                                                        ------------      -----
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Volkswagen AG..........................................    14,905    2,504,084        0.9%
      Other Securities.......................................                765,034        0.3%
                                                                        ------------      -----
TOTAL GERMANY................................................              3,269,118        1.2%
                                                                        ------------      -----
RIGHTS/WARRANTS -- (0.0%)
      Other Security.........................................                 27,182        0.0%
                                                                        ------------      -----
TOTAL INVESTMENT SECURITIES..................................            276,104,715
                                                                        ------------

                                                                          VALUE+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (2.6%)
@(S)  DFA Short Term Investment Fund.........................   638,983    7,393,036        2.7%
                                                                        ------------      -----
TOTAL INVESTMENTS--(100.0%)..................................
  (Cost $296,246,592)........................................           $283,497,751      101.6%
                                                                        ============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------
                                         LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                         -------  ----------- ------- -----------
Common Stocks
   Australia............................   --     $16,068,674   --    $16,068,674
   Austria..............................   --         444,799   --        444,799

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------------
                                           LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                         ----------- ------------ ------- ------------
   Belgium..............................          -- $  3,229,174   --    $  3,229,174
   Canada............................... $24,328,735           --   --      24,328,735
   Denmark..............................          --    4,046,779   --       4,046,779
   Finland..............................          --    2,686,145   --       2,686,145
   France...............................          --   28,251,572   --      28,251,572
   Germany..............................   1,104,611   17,794,476   --      18,899,087
   Hong Kong............................          --    7,815,208   --       7,815,208
   Ireland..............................     361,559      841,391   --       1,202,950
   Israel...............................      85,514    1,175,531   --       1,261,045
   Italy................................     107,100    4,592,992   --       4,700,092
   Japan................................          --   63,723,369   --      63,723,369
   Netherlands..........................     990,080    8,566,138   --       9,556,218
   New Zealand..........................          --      616,963   --         616,963
   Norway...............................          --    2,604,308   --       2,604,308
   Portugal.............................          --       70,028   --          70,028
   Singapore............................          --    3,010,285   --       3,010,285
   South Africa.........................          --      146,939   --         146,939
   Spain................................          --    5,672,423   --       5,672,423
   Sweden...............................      16,168    7,592,478   --       7,608,646
   Switzerland..........................   4,987,423   17,127,642   --      22,115,065
   United Kingdom.......................  24,764,185   18,932,390   --      43,696,575
   United States........................   1,053,336           --   --       1,053,336
Preferred Stocks Germany................          --    3,269,118   --       3,269,118
Rights/Warrants Spain...................          --       27,182   --          27,182
Securities Lending Collateral...........          --    7,393,036   --       7,393,036
                                         ----------- ------------   --    ------------
TOTAL................................... $57,798,711 $225,699,040   --    $283,497,751
                                         =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                 PERCENTAGE
                                                            SHARES   VALUE>>   OF NET ASSETS++
                                                            ------ ----------- ---------------
COMMON STOCKS -- (92.8%)
AUSTRALIA -- (6.2%)
    Other Securities.......................................        $14,562,677       6.6%
                                                                   -----------       ---
AUSTRIA -- (1.1%)
    Other Securities.......................................          2,589,142       1.2%
                                                                   -----------       ---
BELGIUM -- (1.5%)
    Ackermans & van Haaren NV..............................  2,365     372,340       0.2%
    Other Securities.......................................          3,089,820       1.4%
                                                                   -----------       ---
TOTAL BELGIUM..............................................          3,462,160       1.6%
                                                                   -----------       ---
CANADA -- (8.5%)
    Canadian Western Bank.................................. 15,708     365,361       0.2%
    Cott Corp.............................................. 24,191     364,211       0.2%
    Other Securities.......................................         18,966,605       8.6%
                                                                   -----------       ---
TOTAL CANADA...............................................         19,696,177       9.0%
                                                                   -----------       ---
DENMARK -- (2.0%)
    GN Store Nord A.S...................................... 14,123     599,079       0.3%
    ISS A.S................................................ 13,688     449,530       0.2%
    Other Securities.......................................          3,577,016       1.6%
                                                                   -----------       ---
TOTAL DENMARK..............................................          4,625,625       2.1%
                                                                   -----------       ---
FINLAND -- (2.3%)
    Amer Sports Oyj........................................ 15,263     567,353       0.3%
    Kesko Oyj, Class B.....................................  7,188     419,798       0.2%
    Nokian Renkaat Oyj..................................... 12,072     383,990       0.2%
    Other Securities.......................................          4,038,618       1.8%
                                                                   -----------       ---
TOTAL FINLAND..............................................          5,409,759       2.5%
                                                                   -----------       ---
FRANCE -- (4.0%)
    Ingenico Group SA......................................  5,884     416,440       0.2%
    Rexel SA............................................... 31,259     398,468       0.2%
    Rubis SCA..............................................  9,019     465,327       0.2%
    Other Securities.......................................          7,965,819       3.6%
                                                                   -----------       ---
TOTAL FRANCE...............................................          9,246,054       4.2%
                                                                   -----------       ---
GERMANY -- (5.9%)
    Hugo Boss AG...........................................  6,060     433,069       0.2%
    K+S AG................................................. 22,114     411,806       0.2%
    LEG Immobilien AG......................................  5,351     584,913       0.3%
    Nemetschek SE..........................................  2,828     371,762       0.2%
    Rheinmetall AG.........................................  4,148     358,983       0.2%
    Other Securities.......................................         11,524,390       5.1%
                                                                   -----------       ---
TOTAL GERMANY..............................................         13,684,923       6.2%
                                                                   -----------       ---
HONG KONG -- (2.5%)
    Other Securities.......................................          5,922,422       2.7%
                                                                   -----------       ---

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED


                                                            PERCENTAGE
                                       SHARES   VALUE>>   OF NET ASSETS++
                                       ------ ----------- ---------------
       IRELAND -- (0.3%)
           Other Securities...........        $   597,210       0.3%
                                              -----------      ----
       ISRAEL -- (1.0%)
           Other Securities...........          2,309,115       1.0%
                                              -----------      ----
       ITALY -- (3.4%)
       *   Saipem SpA................. 67,615     369,769       0.2%
           Other Securities...........          7,605,293       3.4%
                                              -----------      ----
       TOTAL ITALY....................          7,975,062       3.6%
                                              -----------      ----
       JAPAN -- (22.5%)
           Other Securities...........         52,488,124      24.0%
                                              -----------      ----
       NETHERLANDS -- (2.3%)
           Aalberts Industries NV..... 10,112     370,687       0.2%
           Other Securities...........          5,030,306       2.3%
                                              -----------      ----
       TOTAL NETHERLANDS..............          5,400,993       2.5%
                                              -----------      ----
       NEW ZEALAND -- (0.7%)
           Other Securities...........          1,573,677       0.7%
                                              -----------      ----
       NORWAY -- (1.0%)
           Other Securities...........          2,364,184       1.1%
                                              -----------      ----
       PORTUGAL -- (0.4%)
           Other Securities...........          1,026,737       0.5%
                                              -----------      ----
       SINGAPORE -- (0.8%)
           Other Securities...........          1,951,523       0.9%
                                              -----------      ----
       SPAIN -- (2.3%)
           Enagas SA.................. 16,778     444,843       0.2%
           Other Securities...........          4,802,772       2.2%
                                              -----------      ----
       TOTAL SPAIN....................          5,247,615       2.4%
                                              -----------      ----
       SWEDEN -- (3.2%)
           Other Securities...........          7,442,280       3.4%
                                              -----------      ----
       SWITZERLAND -- (4.7%)
       #   Dufry AG...................  3,195     360,012       0.2%
           Georg Fischer AG...........    385     358,183       0.2%
           Helvetia Holding AG........    758     464,294       0.2%
           PSP Swiss Property AG......  4,343     419,043       0.2%
           Swiss Prime Site AG........  4,978     403,932       0.2%
           Other Securities...........          8,847,726       4.0%
                                              -----------      ----
       TOTAL SWITZERLAND..............         10,853,190       5.0%
                                              -----------      ----
       UNITED KINGDOM -- (16.2%)
           Auto Trader Group P.L.C.... 83,825     438,016       0.2%
           Beazley P.L.C.............. 55,793     374,614       0.2%
           Bellway P.L.C.............. 15,374     563,882       0.3%
       *   BTG P.L.C.................. 65,461     461,129       0.2%
           Close Brothers Group P.L.C. 22,867     429,492       0.2%

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED


                                                                             PERCENTAGE
                                                     SHARES     VALUE>>    OF NET ASSETS++
                                                    --------- ------------ ---------------
UNITED KINGDOM -- (Continued)
      Cranswick P.L.C..............................    10,456 $    386,031        0.2%
      Diploma P.L.C................................    22,578      378,609        0.2%
      Electrocomponents P.L.C......................    87,192      690,338        0.3%
      Hays P.L.C...................................   237,827      498,041        0.2%
      Hiscox, Ltd..................................    25,898      537,969        0.3%
      Howden Joinery Group P.L.C...................   126,825      759,390        0.4%
      Jardine Lloyd Thompson Group P.L.C...........    24,129      581,434        0.3%
      John Wood Group P.L.C........................    49,047      447,029        0.2%
      Man Group P.L.C..............................   181,459      360,034        0.2%
      Meggitt P.L.C................................    70,649      477,983        0.2%
      NEX Group P.L.C..............................    28,759      417,077        0.2%
#*    Ocado Group P.L.C............................    39,191      427,758        0.2%
      Pennon Group P.L.C...........................    40,410      384,968        0.2%
      Phoenix Group Holdings.......................    47,449      364,700        0.2%
      RPC Group P.L.C..............................    51,871      505,594        0.2%
      Spectris P.L.C...............................    15,613      427,167        0.2%
      Tate & Lyle P.L.C............................    97,546      838,708        0.4%
*     Tullow Oil P.L.C.............................   256,027      734,558        0.3%
      Victrex P.L.C................................    18,028      609,819        0.3%
      Other Securities.............................             25,592,768       11.4%
                                                              ------------      -----
TOTAL UNITED KINGDOM...............................             37,687,108       17.2%
                                                              ------------      -----
TOTAL COMMON STOCKS................................            216,115,757       98.7%
                                                              ------------      -----
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Other Securities.............................                549,639        0.3%
                                                              ------------      -----
UNITED KINGDOM -- (0.0%)
      Other Security...............................                    786        0.0%
                                                              ------------      -----
TOTAL PREFERRED STOCKS.............................                550,425        0.3%
                                                              ------------      -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.............................                  8,322        0.0%
                                                              ------------      -----
TOTAL INVESTMENT SECURITIES........................            216,674,504
                                                              ------------

                                                                VALUE+
                                                              ------------
SECURITIES LENDING COLLATERAL -- (7.0%)
@(S)  DFA Short Term Investment Fund............... 1,402,343   16,225,109        7.4%
                                                              ------------      -----
TOTAL INVESTMENTS--(100.0%)........................
  (Cost $237,068,139)..............................           $232,899,613      106.4%
                                                              ============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------
                                         LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                         -------  ----------- ------- -----------
Common Stocks
   Australia............................   --     $14,562,677   --    $14,562,677
   Austria..............................   --       2,589,142   --      2,589,142

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------------
                                           LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                         ----------- ------------ ------- ------------
   Belgium.............................. $   196,833 $  3,265,327   --    $  3,462,160
   Canada...............................  19,696,097           80   --      19,696,177
   Denmark..............................          --    4,625,625   --       4,625,625
   Finland..............................          --    5,409,759   --       5,409,759
   France...............................          --    9,246,054   --       9,246,054
   Germany..............................          --   13,684,923   --      13,684,923
   Hong Kong............................       1,515    5,920,907   --       5,922,422
   Ireland..............................          --      597,210   --         597,210
   Israel...............................      52,398    2,256,717   --       2,309,115
   Italy................................          --    7,975,062   --       7,975,062
   Japan................................     243,466   52,244,658   --      52,488,124
   Netherlands..........................     218,806    5,182,187   --       5,400,993
   New Zealand..........................      29,644    1,544,033   --       1,573,677
   Norway...............................          --    2,364,184   --       2,364,184
   Portugal.............................          --    1,026,737   --       1,026,737
   Singapore............................          --    1,951,523   --       1,951,523
   Spain................................          --    5,247,615   --       5,247,615
   Sweden...............................      21,725    7,420,555   --       7,442,280
   Switzerland..........................          --   10,853,190   --      10,853,190
   United Kingdom.......................          --   37,687,108   --      37,687,108
Preferred Stocks
   Germany..............................          --      549,639   --         549,639
   United Kingdom.......................          --          786   --             786
Rights/Warrants
   Canada...............................          --           35   --              35
   Norway...............................          --          654   --             654
   Spain................................          --        6,582   --           6,582
   Sweden...............................          --        1,051   --           1,051
Securities Lending Collateral...........          --   16,225,109   --      16,225,109
                                         ----------- ------------   --    ------------
TOTAL................................... $20,460,484 $212,439,129   --    $232,899,613
                                         =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         VA SHORT-TERM FIXED PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                       FACE
                                                                      AMOUNT
                                                                      (000)    VALUE+
                                                                      ------ ----------
AGENCY OBLIGATIONS -- (2.2%)
Federal Home Loan Bank
         2.125%, 02/11/20............................................ 1,500  $1,486,862
         1.875%, 03/13/20............................................   800     789,946
         4.125%, 03/13/20............................................   500     508,449
         2.375%, 03/30/20............................................ 1,000     993,677
Federal Home Loan Banks
         2.625%, 05/28/20............................................ 2,900   2,889,754
                                                                             ----------
TOTAL AGENCY OBLIGATIONS.............................................         6,668,688
                                                                             ----------
BONDS -- (82.4%)
African Development Bank
         1.125%, 09/20/19............................................   500     492,532
         1.375%, 02/12/20............................................   250     245,181
         1.875%, 03/16/20............................................ 2,950   2,907,726
Agence Francaise de Developpement
         1.375%, 08/02/19............................................   400     395,485
         1.625%, 01/21/20............................................ 1,110   1,090,770
ANZ New Zealand International Ltd.
(OMEGA)  2.250%, 02/01/19............................................   300     299,450
(OMEGA)  2.600%, 09/23/19............................................ 1,000     994,985
         2.600%, 09/23/19............................................   900     895,486
Apple, Inc.
         1.500%, 09/12/19............................................   400     395,354
         1.800%, 11/13/19............................................ 2,291   2,266,542
         1.800 %, 05/11/20...........................................   477     468,185
(r)      2.408%, 05/11/20............................................   800     799,971
Apple, Inc., 3M USD LIBOR +
         0.250%, FRN
(r)      2.592%, 02/07/20............................................   500     501,177
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 0.080%, FRN
(r)      2.423%, 02/08/19............................................ 1,000   1,000,212
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 0.300%, FRN
(r)      2.641%, 05/06/19............................................ 1,300   1,301,817
Asian Development Bank
         1.625%, 05/05/20............................................   500     490,276
         1.625%, 08/26/20............................................   929     906,843
Australia & New Zealand Banking Group, Ltd.
         1.600%, 07/15/19............................................   750     742,705
         2.050%, 09/23/19............................................   250     247,813
(OMEGA)  2.250%, 12/19/19............................................ 2,200   2,179,533

                                                                          FACE
                                                                         AMOUNT
                                                                         (000)    VALUE+
                                                                         ------ ----------
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, 3M USD
  LIBOR + 0.750%, FRN
(r)(OMEGA)  3.065%, 11/16/18............................................ 2,000  $2,000,622
Bank of Montreal
#           3.100%, 07/13/20............................................   750     749,020
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)         2.774%, 06/15/20............................................ 3,000   3,012,292
Berkshire Hathaway Finance Corp.
(r)         2.734%, 01/10/20............................................ 1,900   1,904,826
Berkshire Hathaway Finance Corp., Floating Rate Note, 3M USD LIBOR +
  0.250%, FRN
#(r)        2.671%, 01/11/19............................................ 2,000   2,000,583
Berkshire Hathaway Finance Corp., Floating Rate Note, 3M USD LIBOR +
  0.260%, FRN
(r)         2.574%, 08/15/19............................................   500     500,784
Berkshire Hathaway Finance Corp., Floating Rate Note, 3M USD LIBOR +
  0.690%, FRN
(r)         3.024%, 03/15/19............................................   800     801,928
BNG Bank NV
            1.875%, 06/11/19............................................ 1,892   1,881,842
            1.750%, 10/30/19............................................ 2,400   2,373,480
            1.625%, 11/25/19............................................   300     295,974
(OMEGA)     2.500%, 02/28/20............................................   500     496,875
            2.500%, 02/28/20............................................ 1,000     993,749
            1.750%, 03/24/20............................................   790     776,662
            1.750%, 10/05/20............................................ 1,900   1,854,011
Caisse d'Amortissement de la Dette Sociale
(OMEGA)     1.500%, 01/28/19............................................   600     598,392
            1.500%, 01/28/19............................................ 1,400   1,396,394
(OMEGA)     1.750%, 09/24/19............................................   300     297,012
            1.750%, 09/24/19............................................   410     405,916
            1.875%, 01/13/20............................................ 1,000     987,190
            2.000%, 04/17/20............................................   500     492,688
            1.875%, 07/28/20............................................ 3,300   3,231,723
Chevron Corp.
            1.561%, 05/16/19............................................ 1,200   1,190,688
            1.991%, 03/03/20............................................   750     739,629

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED

                                                                    FACE
                                                                   AMOUNT
                                                                   (000)    VALUE+
                                                                   ------ ----------
Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
#(r)  2.401%, 02/28/19............................................   885  $  885,205
Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.410%, FRN
(r)   2.724%, 11/15/19............................................   400     401,915
Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.510%, FRN
(r)   2.825%, 11/16/18............................................   987     987,195
Cisco Systems, Inc.
      1.400%, 09/20/19............................................   861     850,419
      4.450%, 01/15/20............................................   448     455,551
Commonwealth Bank of Australia
      1.750%, 11/02/18............................................   500     500,000
      2.250%, 03/13/19............................................   436     435,281
      2.300%, 09/06/19............................................   517     513,711
Commonwealth Bank of Australia, Floating Rate Note, 3M USD LIBOR
  + 0.550%, FRN
(r)   2.873%, 09/06/19............................................   336     337,066
Commonwealth Bank of Australia, Floating Rate Note, 3M USD LIBOR
  + 0.640%, FRN
(r)   2.983%, 11/07/19............................................   181     181,871
Commonwealth Bank of Australia, Floating Rate Note, 3M USD LIBOR
  + 0.790%, FRN
(r)W  3.139%, 11/02/18............................................   275     275,000
Commonwealth Bank of Australia, Floating Rate Note, 3M USD LIBOR
  + 1.060%, FRN
(r)   3.394%, 03/15/19............................................ 2,400   2,408,051
Cooperatieve Rabobank UA
      2.250%, 01/14/19............................................ 2,275   2,273,319
#     1.375%, 08/09/19............................................   250     246,730
      2.250%, 01/14/20............................................   300     296,755
      4.750%, 01/15/20............................................   200     203,718
Cooperatieve Rabobank UA, Floating Rate Note, 3M USD LIBOR +
  0.510%, FRN
(r)   2.852%, 08/09/19............................................ 2,388   2,395,400
Council Of Europe Development Bank
      1.500%, 05/17/19............................................ 3,000   2,980,491

                                                                          FACE
                                                                         AMOUNT
                                                                         (000)    VALUE+
                                                                         ------ ----------
#           1.625%, 03/10/20............................................ 2,806  $2,756,658
CPPIB Capital, Inc.
(OMEGA)     1.250%, 09/20/19............................................   500     493,139
CPPIB Capital, Inc., Floating Rate Note, 3M USD LIBOR + 0.300%, FRN
(r)(OMEGA)  2.467%, 10/16/20............................................ 2,000   1,999,818
Dexia Credit Local SA
            1.875%, 01/29/20............................................   500     492,906
Equinor ASA
            2.250%, 11/08/19............................................ 1,371   1,359,811
Equinor ASA, Floating Rate Note, 3M USD LIBOR + 0.460%, FRN
(r)         2.803%, 11/08/18............................................   500     500,035
Erste Abwicklungsanstalt
            1.625%, 02/21/19............................................ 1,400   1,395,433
            1.375%, 10/30/19............................................   400     393,701
            2.500%, 03/13/20............................................   400     396,979
EUROFIMA
            1.750%, 05/29/20............................................   396     387,914
European Bank for Reconstruction & Development
            1.750%, 11/26/19............................................   886     875,766
            1.625%, 05/05/20............................................   500     490,201
European Investment Bank
            1.125%, 08/15/19............................................ 2,000   1,974,400
#           1.250%, 12/16/19............................................ 1,000     981,840
            1.625%, 03/16/20............................................ 1,092   1,072,937
            1.750%, 05/15/20............................................ 1,500   1,472,880
#           1.375%, 06/15/20............................................ 2,700   2,632,790
Export Development Canada
#           1.750%, 08/19/19............................................ 1,700   1,686,448
(OMEGA)     2.300%, 02/10/20............................................ 1,820   1,804,958
            1.750%, 07/21/20............................................   600     587,325
FMS Wertmanagement
            1.000%, 08/16/19............................................ 1,800   1,774,667
            1.750%, 01/24/20............................................ 1,000     986,106
            2.250%, 02/03/20............................................ 1,000     991,900
            1.750%, 05/15/20............................................ 1,200   1,177,892
Inter-American Development Bank
            1.625%, 05/12/20............................................ 1,141   1,118,903
            1.875%, 06/16/20............................................ 6,200   6,093,589
Inter-American Development Bank, Floating Rate Note, 1M USD LIBOR +
  0.040%, FRN
(r)         2.334%, 11/26/18............................................   959     958,965
International Bank for Reconstruction & Development
            0.875%, 08/15/19............................................   500     492,683

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


                                                                          FACE
                                                                         AMOUNT
                                                                         (000)    VALUE+
                                                                         ------ ----------
            1.875%, 10/07/19............................................ 1,000  $  991,204
            1.875%, 04/21/20............................................ 1,700   1,674,609
            1.625%, 09/04/20............................................ 1,262   1,231,976
International Finance Corp.
            1.625%, 07/16/20............................................   486     475,049
Kommunalbanken A.S.
            2.125%, 03/15/19............................................ 1,450   1,447,170
            1.750%, 05/28/19............................................   600     596,692
            1.500%, 10/22/19............................................ 1,034   1,020,430
            1.625%, 01/15/20............................................ 1,200   1,181,604
(OMEGA)     2.500%, 04/17/20............................................   300     298,029
            2.500%, 04/17/20............................................ 1,300   1,291,420
            1.750%, 09/15/20............................................   418     408,301
            1.375%, 10/26/20............................................   500     484,065
Kommunekredit
            1.125%, 08/23/19............................................ 3,900   3,846,492
            1.625%, 06/12/20............................................ 1,100   1,076,141
Kommuninvest I Sverige AB
            1.125%, 09/17/19............................................   800     787,986
            2.000%, 11/12/19............................................   700     693,722
            1.750%, 03/19/20............................................ 1,850   1,819,656
            1.625%, 09/01/20............................................ 2,000   1,949,778
(OMEGA)     1.625%, 09/01/20............................................   500     487,392
Kreditanstalt fuer Wiederaufbau
            1.250%, 09/30/19............................................   700     690,041
            4.000%, 01/27/20............................................   200     202,649
            1.750%, 03/31/20............................................   300     295,093
            1.500%, 04/20/20............................................ 2,200   2,154,379
            1.625%, 05/29/20............................................ 1,500   1,469,038
            1.875%, 06/30/20............................................ 2,800   2,750,098
#           2.750%, 07/15/20............................................ 1,000     995,923
Landwirtschaftliche Rentenbank
            1.875%, 01/22/20............................................ 1,000     987,531
Municipality Finance P.L.C.
            1.250%, 04/18/19............................................   800     794,653
            1.750%, 05/21/19............................................ 1,850   1,840,262
            1.500%, 03/23/20............................................   968     948,504
National Australia Bank, Ltd.
#           2.000%, 01/14/19............................................   500     499,238
            1.375%, 07/12/19............................................ 1,700   1,681,936
National Australia Bank, Ltd., Floating Rate Note, 3M USD LIBOR +
  0.240%, FRN
(r)(OMEGA)  2.730%, 07/25/19............................................ 1,000   1,000,417
(r)(OMEGA)  2.557%, 08/29/19............................................   400     400,305
National Australia Bank, Ltd., Floating Rate Note, 3M USD LIBOR +
  0.590%, FRN
(r)(OMEGA)  3.004%, 01/10/20............................................   500     502,341

                                                                        FACE
                                                                       AMOUNT
                                                                       (000)    VALUE+
                                                                       ------ ----------
Nederlandse Waterschapsbank NV
          1.875%, 03/13/19............................................ 1,500  $1,495,743
          1.750%, 09/05/19............................................ 1,300   1,288,001
(OMEGA)   1.750%, 09/05/19............................................ 1,000     990,770
(OMEGA)   1.250%, 09/09/19............................................   450     443,984
          1.625%, 03/04/20............................................   500     491,169
Nestle Holdings, Inc.
          2.125%, 01/14/20............................................   500     494,915
Nordea Bank Abp
          2.375%, 04/04/19............................................   454     453,123
#(OMEGA)  1.625%, 09/30/19............................................   449     443,036
Nordic Investment Bank
          2.500%, 04/28/20............................................ 1,800   1,788,448
          1.500%, 09/29/20............................................ 2,428   2,360,712
Novartis Capital Corp.
          1.800%, 02/14/20............................................   200     197,002
          4.400%, 04/24/20............................................   958     975,780
NRW Bank
          1.875%, 07/01/19............................................   500     496,800
          1.250%, 07/29/19............................................   260     256,957
          2.000%, 09/23/19............................................   800     793,594
          1.875%, 01/27/20............................................ 1,267   1,249,693
Oesterreichische Kontrollbank AG
          1.625%, 03/12/19............................................ 1,500   1,494,325
          1.125%, 04/26/19............................................   600     595,386
          1.750%, 01/24/20............................................ 2,300   2,267,662
          1.375%, 02/10/20............................................ 1,376   1,348,678
Oracle Corp., Floating Rate Note, 3M USD LIBOR + 0.580%, FRN
(r)       3.016%, 01/15/19............................................   328     328,346
Pfizer, Inc.
          2.100%, 05/15/19............................................   813     810,118
Province of Alberta Canada
          1.900%, 12/06/19............................................ 4,000   3,955,136
Province of Manitoba Canada
#         1.750%, 05/30/19............................................ 3,607   3,585,382
Province of Ontario Canada
          1.250%, 06/17/19............................................ 2,123   2,102,859
          4.000%, 10/07/19............................................   300     302,961
          4.400%, 04/14/20............................................ 2,864   2,917,824
          1.875%, 05/21/20............................................   600     589,218
Province of Quebec Canada
          3.500%, 07/29/20............................................ 1,552   1,563,155
Province of Quebec Canada, Floating Rate Note, 3M USD LIBOR + 0.280%,
  FRN
(r)       2.749%, 07/21/19............................................ 3,655   3,661,926

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED




                                                                          FACE
                                                                         AMOUNT   VALUE+
                                                                         ------ ----------
                                                                         (000)
                                                                         ------
Roche Holdings, Inc., Floating Rate Note, 3M USD LIBOR + 0.340%, FRN
(r)(OMEGA)  2.726%, 09/30/19............................................ 3,100  $3,106,486
Royal Bank of Canada
            1.625%, 04/15/19............................................   990     984,803
            1.500%, 07/29/19............................................   810     801,244
            2.125%, 03/02/20............................................ 2,050   2,022,809
            2.150%, 03/06/20............................................   500     493,718
            2.150%, 10/26/20............................................ 1,700   1,661,869
Royal Bank of Canada, Floating Rate Note, 3M USD LIBOR + 0.380%, FRN
(r)         2.701%, 03/02/20............................................   923     924,845
Shell International Finance B.V.
#(r)        2.788%, 05/11/20............................................ 1,002   1,008,101
Shell International Finance BV
            1.625%, 11/10/18............................................ 1,274   1,273,456
            1.375%, 09/12/19............................................   720     710,824
            4.300%, 09/22/19............................................   400     404,816
            2.125%, 05/11/20............................................   900     887,860
Shell International Finance BV, Floating Rate Note, 3M USD LIBOR +
  0.350%, FRN
(r)         2.684%, 09/12/19............................................ 2,578   2,584,522
Shell International Finance BV, Floating Rate Note, 3M USD LIBOR +
  0.580%, FRN
(r)         2.921%, 11/10/18............................................ 1,000   1,000,141
State of North
   Rhine-Westphalia Germany
            1.875%, 06/17/19............................................   300     298,292
            1.625%, 07/25/19............................................ 1,900   1,883,137
            1.250%, 09/16/19............................................ 1,500   1,478,706
            1.625%, 01/22/20............................................ 1,200   1,180,620
Svensk Exportkredit AB
            1.250%, 04/12/19............................................   500     496,941
            1.875%, 06/17/19............................................ 2,500   2,486,282
            1.125%, 08/28/19............................................   500     493,105
            1.750%, 05/18/20............................................   500     490,210
#           1.875%, 06/23/20............................................ 1,300   1,275,319
            1.750%, 08/28/20............................................ 1,800   1,758,105
            2.750%, 10/07/20............................................   700     695,744
Svenska Handelsbanken AB
            2.500%, 01/25/19............................................ 2,950   2,948,289
            2.250%, 06/17/19............................................ 2,300   2,288,521
            1.500%, 09/06/19............................................   400     394,863

                                                                   FACE
                                                                  AMOUNT   VALUE+
                                                                  ------ ----------
                                                                  (000)
                                                                  ------
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR +
  0.490%, FRN
(r)  2.824%, 06/17/19............................................   500  $  501,074
Toronto-Dominion Bank (The)
     1.950%, 01/22/19............................................ 1,250   1,247,952
     1.900%, 10/24/19............................................   854     844,559
     2.250%, 11/05/19............................................   600     595,224
     3.000%, 06/11/20............................................ 2,700   2,691,902
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.260%, FRN
(r)  2.594%, 09/17/20............................................ 1,000   1,001,260
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.280%, FRN
(r)  2.611%, 06/11/20............................................ 1,200   1,201,472
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR +
  0.650%, FRN
(r)  2.988%, 08/13/19............................................   500     502,142
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR +
  0.840%, FRN
(r)  3.309%, 01/22/19............................................   500     500,891
Total Capital International SA, Floating Rate Note, 3M USD LIBOR
  + 0.350%, FRN
(r)  2.689%, 06/19/19............................................ 1,127   1,128,359
Total Capital SA
     4.450%, 06/24/20............................................ 1,498   1,526,365
Toyota Motor Credit Corp.
     2.125%, 07/18/19............................................   187     186,097
     2.200%, 01/10/20............................................ 2,630   2,606,157
     2.150%, 03/12/20............................................ 1,177   1,163,979
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR +
  0.140%, FRN
(r)  2.459%, 11/14/19............................................ 1,000   1,000,026
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR +
  0.390%, FRN
(r)  2.839%, 01/17/19............................................   236     236,157

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED

                                                                          FACE
                                                                         AMOUNT    VALUE+
                                                                         ------ ------------
                                                                         (000)
                                                                         ------
USAA Capital Corp., Floating Rate Note, 3M USD LIBOR + 0.230%, FRN
(r)(OMEGA)  2.771%, 02/01/19............................................ 3,620  $  3,621,972
Walmart, Inc.
            1.750%, 10/09/19............................................ 3,330     3,294,613
            2.850%, 06/23/20............................................ 2,204     2,200,499
Walmart, Inc., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)         2.406%, 06/23/20............................................ 1,000     1,000,402
Westpac Banking Corp.
            2.250%, 01/17/19............................................ 3,275     3,271,751
            1.600%, 08/19/19............................................   665       657,687
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.710%, FRN
(r)         3.048%, 05/13/19............................................ 1,000     1,002,900
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.740%, FRN
(r)         3.050%, 11/23/18............................................   250       250,098
                                                                                ------------
TOTAL BONDS                                                                      248,566,638
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- (7.7%)
U.S. Treasury Notes
            1.250%, 10/31/19............................................   800       788,656
            1.250%, 01/31/20............................................   450       441,615
            1.375%, 02/15/20............................................ 2,150     2,111,535
            1.250%, 02/29/20............................................   500       489,961
            1.375%, 02/29/20............................................ 3,000     2,944,219
            1.625%, 03/15/20............................................ 1,900     1,869,941
            1.375%, 03/31/20............................................ 2,000     1,960,000
            2.250%, 03/31/20............................................ 4,000     3,968,594
            1.500%, 04/15/20............................................ 7,400     7,260,961
            1.125%, 04/30/20............................................ 1,500     1,462,617
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS.........................................          23,298,099
                                                                                ------------
TOTAL INVESTMENT SECURITIES.............................................         278,533,425
                                                                                ------------

                                                                     FACE
                                                                    AMOUNT      VALUE+
                                                                   --------- ------------
                                                                    (000)
CERTIFICATES OF DEPOSIT -- (3.6%)
(r)   Bank of Montreal
      2.513%, 03/06/20............................................     4,000 $  3,999,451
(r)   Bank of
      Montreal/Chicago
      2.477%, 05/07/19                                                 1,000    1,000,066
(r)   Bank of Nova Scotia.........................................
      2.691%, 02/28/19............................................     2,000    2,002,229
(r)   Nordea Bank AB..............................................
      2.657%, 03/07/19............................................     1,000    1,000,924
(r)   Nordea Bank Abp.............................................
      2.694%, 04/10/19............................................     1,000    1,000,827
Svenska Handelsbanken
(r)   2.738%, 02/12/19............................................     1,000    1,000,982
(r)   2.689%, 01/22/20............................................       800      799,997
                                                                             ------------
TOTAL CERTIFICATES OF DEPOSIT.....................................             10,804,476
                                                                             ------------
COMMERCIAL PAPER -- (0.3%)
   Nestle Finance International Ltd.
      2.167%, 11/16/18............................................       500      499,509
(OMEGA) PSP Capital, Inc.
      2.151%, 11/05/18............................................       500      499,846
                                                                             ------------
TOTAL COMMERCIAL PAPER............................................                999,355
                                                                             ------------
                                                                    SHARES
                                                                   ---------
TEMPORARY CASH INVESTMENTS -- (0.8%)
   State Street Institutional U.S. Government Money Market Fund
     2.090%....................................................    2,402,932    2,402,932
                                                                             ------------
SECURITIES LENDING COLLATERAL -- (3.0%)
@(S)  DFA Short Term Investment Fund..............................   793,584    9,181,769
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $302,982,005).........................................           $301,921,957
                                                                             ============

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------
                                                              LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                             ---------- ------------ ------- ------------
Agency Obligations..........................................         -- $  6,668,688   --    $  6,668,688
Bonds.......................................................         --  248,566,638   --     248,566,638
U.S. Treasury Obligations...................................         --   23,298,099   --      23,298,099
Certificates of Deposit.....................................         --   10,804,476   --      10,804,476
Commercial Paper............................................         --      999,355   --         999,355
Temporary Cash Investments.................................. $2,402,932           --   --       2,402,932
Securities Lending Collateral...............................         --    9,181,769   --       9,181,769
                                                             ---------- ------------   --    ------------
TOTAL....................................................... $2,402,932 $299,519,025   --    $301,921,957
                                                             ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                           VA GLOBAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                OCTOBER 31,2018

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
BONDS -- (99.1%)
AUSTRALIA -- (5.1%)
ASB Finance, Ltd.
         0.500%, 06/10/22............................................ EUR    700  $   793,248
Australia & New Zealand Banking Group, Ltd.
         2.625%, 11/09/22............................................      1,667    1,600,362
Commonwealth Bank of Australia
(OMEGA)  2.750%, 03/10/22............................................      1,312    1,272,585
National Australia Bank, Ltd.
         2.800%, 01/10/22............................................      3,000    2,922,220
         2.500%, 05/22/22............................................      1,587    1,518,489
         0.350%, 09/07/22............................................ EUR  1,650    1,860,633
Westpac Banking Corp.
         2.100%, 05/13/21............................................      1,200    1,157,820
         2.800%, 01/11/22............................................      4,400    4,286,326
         0.250%, 01/17/22............................................ EUR    600      677,687
         2.500%, 06/28/22............................................      1,412    1,356,165
         2.625%, 12/14/22............................................ GBP    400      528,342
                                                                                  -----------
TOTAL AUSTRALIA......................................................              17,973,877
                                                                                  -----------
AUSTRIA -- (3.6%)
Oesterreichische Kontrollbank AG
         0.750%, 03/07/22............................................ GBP  1,836    2,310,330
Republic of Austria Government Bond
(OMEGA)  0.000%, 07/15/23............................................ EUR  9,100   10,344,348
                                                                                  -----------
TOTAL AUSTRIA........................................................              12,654,678
                                                                                  -----------
BELGIUM -- (0.9%)
Kingdom of Belgium Government Bond
         2.250%, 06/22/23............................................ EUR  2,550    3,201,432
                                                                                  -----------
CANADA -- (20.2%)
Bank of Montreal
         1.880%, 03/31/21............................................ CAD  4,000    2,962,543
         1.900%, 08/27/21............................................      1,530    1,466,657
Bank of Nova Scotia (The)
#        2.700%, 03/07/22............................................      2,300    2,238,608
Canada Housing Trust No. 1
(OMEGA)  2.400%, 12/15/22............................................ CAD  1,000      751,476
CPPIB Capital, Inc.
(OMEGA)  2.250%, 01/25/22............................................      2,000    1,941,356
         2.250%, 01/25/22............................................        500      485,339
Province of Alberta Canada
         1.350%, 09/01/21............................................ CAD  5,000    3,666,337

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
CANADA --(Continued)
Province of British Columbia Canada
         3.250%, 12/18/21............................................ CAD  2,500  $ 1,933,780
         2.700%, 12/18/22............................................ CAD  6,000    4,546,363
Province of Manitoba Canada
         1.550%, 09/05/21............................................ CAD  3,200    2,358,294
         2.125%, 05/04/22............................................      2,000    1,919,341
Province of Ontario Canada
#        2.400%, 02/08/22............................................      4,500    4,374,085
         3.150%, 06/02/22............................................ CAD  4,800    3,693,023
Province of Quebec Canada
         2.375%, 01/31/22............................................      1,000      973,289
         0.875%, 05/24/22............................................ GBP    800    1,005,985
         3.500%, 12/01/22............................................ CAD  9,700    7,568,498
Royal Bank of Canada
         2.860%, 03/04/21............................................ CAD  1,000      757,697
         2.750%, 02/01/22............................................      5,683    5,553,406
         1.968%, 03/02/22............................................ CAD  4,611    3,376,788
Toronto-Dominion Bank (The)
         1.693%, 04/02/20............................................ CAD  1,000      748,255
#        1.800%, 07/13/21............................................      3,000    2,881,443
         1.994%, 03/23/22............................................ CAD  9,500    6,967,917
Total Capital Canada, Ltd.
         1.125%, 03/18/22............................................ EUR  2,500    2,931,724
Toyota Credit Canada, Inc.
         2.020%, 02/28/22............................................ CAD  8,150    5,958,424
         2.350%, 07/18/22............................................ CAD    800      588,091
                                                                                  -----------
TOTAL CANADA.........................................................              71,648,719
                                                                                  -----------
DENMARK -- (1.4%)
Kommunekredit
         0.000%, 09/08/22............................................ EUR  1,429    1,616,281
         0.250%, 03/29/23............................................ EUR  3,000    3,414,710
                                                                                  -----------
TOTAL DENMARK                                                                       5,030,991
                                                                                  -----------
FINLAND -- (4.1%)
Finland Government Bond
(OMEGA)  0.000%, 09/15/23............................................ EUR  7,700    8,744,380
Nordea Bank AB
         3.250%, 07/05/22............................................ EUR    500      626,015
OP Corporate Bank P.L.C.
         0.750%, 03/03/22............................................ EUR  2,700    3,104,197
         0.375%, 10/11/22............................................ EUR  1,900    2,148,246
                                                                                  -----------
TOTAL FINLAND........................................................              14,622,838
                                                                                  -----------
FRANCE -- (11.3%)
Agence Francaise de Developpement
         0.125%, 04/30/22............................................ EUR  1,700    1,933,758

VA GLOBAL BOND PORTFOLIO

CONTINUED

                                                                      FACE
                                                                     AMOUNT^   VALUE+
                                                                     ------- -----------
                                                                      (000)
FRANCE -- (Continued)
Caisse d'Amortissement de la
Dette Sociale
    0.125%, 11/25/22............................................ EUR  5,100  $ 5,817,415
    0.125%, 10/25/23                                             EUR    400      452,371
Dexia Credit Local SA
    1.875%, 09/15/21............................................      2,000    1,923,812
    0.250%, 06/02/22............................................ EUR  2,900    3,306,851
    1.125%, 06/15/22............................................ GBP  1,500    1,895,792
    0.250%, 06/01/23............................................ EUR  2,400    2,718,051
French Republic Government
Bond OAT
    0.000%, 03/25/23............................................ EUR  4,300    4,890,794
    1.750%, 05/25/23............................................ EUR  2,700    3,316,228
Sanofi
    0.500%, 03/21/23............................................ EUR  6,600    7,545,082
Total Capital International SA
    2.875%, 02/17/22............................................      1,128    1,107,666
    2.125%, 03/15/23............................................ EUR  1,600    1,957,127
    0.250%, 07/12/23............................................ EUR    900    1,015,988
Unedic Asseo
    0.875%, 10/25/22............................................ EUR  1,800    2,110,645
    2.250%, 04/05/23............................................ EUR    100      124,186
                                                                             -----------
TOTAL FRANCE....................................................              40,115,766
                                                                             -----------
GERMANY -- (8.9%)
FMS Wertmanagement
    1.125%, 09/07/23............................................ GBP    800    1,011,670
Kreditanstalt fuer
Wiederaufbau
    0.125%, 02/24/23............................................ EUR  4,472    5,091,896
    0.125%, 06/07/23............................................ EUR    300      341,103
    2.125%, 08/15/23............................................ EUR  2,800    3,481,903
    0.000%, 09/15/23............................................ EUR    428      482,384
Landeskreditbank Baden- Wuerttemberg Foerderbank
    0.875%, 03/07/22............................................ GBP    100      126,338
Landwirtschaftliche Rentenbank
    0.050%, 06/12/23............................................ EUR  3,900    4,409,191
NRW Bank
    0.000%, 08/10/22............................................ EUR  2,000    2,266,411
    0.000%, 11/11/22............................................ EUR    500      565,664
    0.125%, 03/10/23............................................ EUR  2,500    2,836,714
    0.125%, 07/07/23............................................ EUR  4,250    4,803,896
State of North Rhine- Westphalia Germany
    0.000%, 12/05/22............................................ EUR  4,080    4,619,462
    0.375%, 02/16/23............................................ EUR  1,350    1,550,997
                                                                             -----------
TOTAL GERMANY...................................................              31,587,629
                                                                             -----------

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
JAPAN -- (0.2%)
Toyota Credit Canada, Inc.
         2.200%, 02/25/21............................................ CAD  1,000  $   745,095
LUXEMBOURG -- (3.3%)
European Financial Stability Facility
         0.000%, 11/17/22............................................ EUR  5,004    5,674,187
         0.500%, 01/20/23............................................ EUR    700      808,701
         0.125%, 10/17/23............................................ EUR  3,000    3,388,362
Nestle Finance International, Ltd.
         1.750%, 09/12/22............................................ EUR    500      601,478
Novartis Finance SA
         0.500%, 08/14/23............................................ EUR  1,000    1,143,345
                                                                                  -----------
TOTAL LUXEMBOURG.....................................................              11,616,073
                                                                                  -----------
NETHERLANDS -- (6.7%)
Bank Nederlandse
Gemeenten NV
         1.000%, 06/17/22............................................ GBP  2,000    2,531,138
         0.250%, 02/22/23............................................ EUR    600      685,467
BNG Bank NV
         0.500%, 08/26/22............................................ EUR    300      346,462
         0.050%, 07/11/23............................................ EUR  3,133    3,534,268
Cooperatieve Rabobank UA
         2.750%, 01/10/22............................................      1,300    1,263,723
         4.750%, 06/06/22............................................ EUR    300      394,312
         0.500%, 12/06/22............................................ EUR  2,213    2,525,595
Nederlandse
Waterschapsbank NV
         0.500%, 10/27/22............................................ EUR    200      230,848
         0.500%, 01/19/23............................................ EUR    100      115,381
Netherlands Government Bond
(OMEGA)  1.750%, 07/15/23............................................ EUR  1,650    2,037,390
Roche Finance Europe BV
         0.500%, 02/27/23............................................ EUR    800      919,839
Shell International Finance BV
         1.750%, 09/12/21............................................      4,000    3,833,812
         1.250%, 03/15/22............................................ EUR  2,292    2,696,953
         1.000%, 04/06/22............................................ EUR  1,600    1,866,004
         2.375%, 08/21/22............................................      1,000      964,098
                                                                                  -----------
TOTAL NETHERLANDS....................................................              23,945,290
                                                                                  -----------
NORTWAY -- (3.8%)
Equinor ASA
         3.150%, 01/23/22............................................        300      297,223
         0.875%, 02/17/23............................................ EUR  2,250    2,604,494
Kommunalbanken A.S.
         1.125%, 11/30/22............................................ GBP    150      190,395

VA GLOBAL BOND PORTFOLIO

CONTINUED


                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- -----------
                                                                          (000)
NORWAY -- (Continued)
Norway Government Bond
(OMEGA)      2.000%, 05/24/23....................................... NOK 85,000  $10,283,247
                                                                                 -----------
TOTAL NORWAY........................................................              13,375,359
                                                                                 -----------
SINGAPORE -- (0.6%)
Temasek Financial I, Ltd.
             0.500%, 03/01/22....................................... EUR  1,970    2,260,134
                                                                                 -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.5%)
Asian Development Bank
             0.200%, 05/25/23....................................... EUR  5,700    6,491,086
Council Of Europe
Development
  Bank
             0.375%, 10/27/22....................................... EUR    150      172,717
             0.125%, 05/25/23....................................... EUR  2,885    3,276,388
European Investment Bank............................................
             1.625%, 03/15/23....................................... EUR    400      484,398
European Stability Mechanism
             0.100%, 07/31/23....................................... EUR  8,197    9,275,682
                                                                                 -----------
TOTAL SUPRANATIONAL
ORGANIZATION
OBLIGATIONS.........................................................              19,700,271
                                                                                 -----------
SWEDEN -- (8.7%)
Kommuninvest I Sverige AB
             0.250%, 06/01/22....................................... SEK 68,000    7,398,236
             0.750%, 02/22/23....................................... SEK 31,000    3,414,057
Skandinaviska Enskilda
Banken AB
             1.250%, 08/05/22....................................... GBP    100      125,712
Svensk Exportkredit AB
             1.375%, 12/15/22....................................... GBP  4,150    5,323,219
Svenska Handelsbanken AB
             0.250%, 02/28/22....................................... EUR    934    1,058,277
             1.125%, 12/14/22....................................... EUR  2,700    3,144,812
Sweden Government Bond
             3.500%, 06/01/22....................................... SEK 83,000   10,255,007
                                                                                 -----------
TOTAL SWEDEN........................................................              30,719,320
                                                                                 -----------
UNITED KINGDOM -- (0.1%)
Transport for London
             2.250%, 08/09/22....................................... GBP    333      437,868
                                                                                 -----------
UNITED STATES -- (14.7%)
3M Co.
             0.375%, 02/15/22....................................... EUR  1,500    1,711,378
Apple, Inc.
             2.250%, 02/23/21.......................................      1,891    1,853,551
             2.500%, 02/09/22.......................................      1,700    1,656,619
             2.300%, 05/11/22.......................................      1,500    1,447,636
             1.000%, 11/10/22....................................... EUR  2,550    2,993,937

                                                                   FACE
                                                                  AMOUNT^    VALUE+
                                                                  ------- ------------
                                                                   (000)
UNITED STATES -- (Continued)
Berkshire Hathaway, Inc.
      0.750%, 03/16/23....................................... EUR     200 $    228,503
Chevron Corp.
      2.411%, 03/03/22.......................................         500      485,461
      2.498%, 03/03/22.......................................       3,500    3,404,138
Cisco Systems, Inc.
      2.200%, 02/28/21.......................................       1,000      976,161
Coca-Cola Co. (The)
      3.300%, 09/01/21.......................................         250      251,558
      2.200%, 05/25/22.......................................         210      202,652
      1.125%, 09/22/22....................................... EUR   1,740    2,036,124
      0.750%, 03/09/23....................................... EUR   4,800    5,518,925
Colgate-Palmolive Co.
      2.300%, 05/03/22.......................................       3,487    3,363,162
Johnson & Johnson
      2.250%, 03/03/22.......................................       1,200    1,165,649
Merck & Co., Inc.
      2.350%, 02/10/22.......................................       2,500    2,425,732
Microsoft Corp.
      1.550%, 08/08/21.......................................       1,500    1,436,430
#     2.400%, 02/06/22.......................................       3,621    3,526,413
Novartis Capital Corp.
      2.400%, 05/17/22.......................................         958      926,199
      2.400%, 09/21/22.......................................       2,000    1,927,625
Oracle Corp.
      1.900%, 09/15/21.......................................       3,500    3,361,389
      2.500%, 05/15/22.......................................       2,250    2,177,978
Pfizer, Inc.
      2.200%, 12/15/21.......................................       2,000    1,941,322
      0.250%, 03/06/22....................................... EUR   1,550    1,762,537
Procter & Gamble Co. (The)
      2.150%, 08/11/22.......................................       1,474    1,415,808
      2.000%, 08/16/22....................................... EUR     100      120,701
Toyota Motor Credit Corp.
      2.750%, 05/17/21.......................................       2,000    1,973,438
      2.600%, 01/11/22.......................................       1,218    1,188,942
      0.750%, 07/21/22....................................... EUR     100      115,202
      2.375%, 02/01/23....................................... EUR      43       52,671
Walmart, Inc.
      1.900%, 04/08/22....................................... EUR     500      598,775
                                                                          ------------
TOTAL UNITED STATES..........................................               52,246,616
                                                                          ------------
TOTAL BONDS..................................................              351,881,956
                                                                          ------------
                                                                  SHARES
                                                                  -------
SECURITIES LENDING COLLATERAL -- (0.9%)
@(S)  DFA Short Term Investment Fund                              262,600    3,038,279
                                                                          ------------
      TOTAL INVESTMENTS -- (100.0%)
      (Cost $369,181,041)....................................             $354,920,235
                                                                          ============

VA GLOBAL BOND PORTFOLIO

CONTINUED


As of October 31, 2018, VA Global Bond Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------- ---------------- ----------------------------- ---------- --------------
EUR        28,099   USD       31,852 Citibank, N.A.                 11/23/18    $       26
USD       505,519   GBP      382,846 Citibank, N.A.                 11/16/18        15,875
USD       949,552   GBP      739,871 Citibank, N.A.                 11/16/18         3,288
USD    15,628,136   GBP   11,995,456 State Street Bank and Trust    11/16/18       286,452
USD    77,360,562   EUR   66,303,266 State Street Bank and Trust    11/21/18     2,152,146
USD    77,479,228   EUR   66,412,968 Bank of America Corp.          11/23/18     2,134,752
USD     1,100,312   AUD    1,527,271 Citibank, N.A.                 12/05/18        17,898
USD     2,543,379   NOK   20,651,523 Citibank, N.A.                 12/27/18        87,041
USD     3,112,937   NOK   25,537,451 UBS AG                         12/27/18        75,456
USD     5,063,894   NOK   41,257,616 JP Morgan                      12/27/18       156,622
USD        31,945   EUR       27,582 Citibank, N.A.                 01/07/19           508
USD       606,499   EUR      522,598 Citibank, N.A.                 01/07/19        10,873
USD    34,295,330   EUR   29,508,390 UBS AG                         01/16/19       637,392
USD       794,456   CAD    1,040,905 Citibank, N.A.                 01/18/19         2,471
USD    22,336,499   CAD   29,052,667 National Australia Bank Ltd.   01/18/19       231,416
USD    21,753,732   SEK  194,663,967 JP Morgan                      01/23/19       309,627
USD    24,298,752   CAD   31,782,111 UBS AG                         01/23/19       114,913
                                                                                ----------
TOTAL APPRECIATION                                                              $6,236,756
AUD     1,527,271   USD    1,085,164 Citibank, N.A.                 12/05/18    $   (3,250)
EUR     1,363,710   USD    1,611,512 Citibank, N.A.                 11/21/18       (64,643)
EUR     1,271,311   USD    1,461,288 Citibank, N.A.                 11/21/18       (19,228)
EUR     1,686,843   USD    1,944,885 Citibank, N.A.                 11/23/18       (31,188)
EUR     1,007,411   USD    1,163,861 Citibank, N.A.                 11/23/18       (20,968)
EUR       976,449   USD    1,152,017 Citibank, N.A.                 11/23/18       (44,251)
EUR       493,787   USD      572,666 Citibank, N.A.                 11/23/18       (12,473)
EUR        79,517   USD       92,654 Citibank, N.A.                 11/23/18        (2,443)
EUR        10,287   USD       11,714 Citibank, N.A.                 11/23/18           (44)
EUR         3,137   USD        3,687 Citibank, N.A.                 11/23/18          (128)
GBP       486,022   USD      641,928 Citibank, N.A.                 11/16/18       (20,326)
GBP       398,272   USD      522,233 Citibank, N.A.                 11/16/18       (12,860)
GBP        37,219   USD       48,552 Citibank, N.A.                 11/16/18          (950)
                                                                                ----------
TOTAL (DEPRECIATION)                                                            $ (232,752)
                                                                                ----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                  $6,004,004
                                                                                ==========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                           ---------------------------------------
                           LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                           -------  ----------- ------- -----------
             Bonds
                Australia.   --     $17,973,877   --    $17,973,877
                Austria...   --      12,654,678   --     12,654,678
                Belgium...   --       3,201,432   --      3,201,432
                Canada....   --      71,648,719   --     71,648,719
                Denmark...   --       5,030,991   --      5,030,991
                Finland...   --      14,622,838   --     14,622,838
                France....   --      40,115,766   --     40,115,766

VA GLOBAL BOND PORTFOLIO

CONTINUED



                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                        -----------------------------------------
                                        LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                        ------- ------------ ------- ------------
Germany................................   --    $ 31,587,629   --    $ 31,587,629
Japan..................................   --         745,095   --         745,095
Luxembourg.............................   --      11,616,073   --      11,616,073
Netherlands............................   --      23,945,290   --      23,945,290
Norway.................................   --      13,375,359   --      13,375,359
Singapore..............................   --       2,260,134   --       2,260,134
Supranational Organization Obligations.   --      19,700,271   --      19,700,271
Sweden.................................   --      30,719,320   --      30,719,320
United Kingdom.........................   --         437,868   --         437,868
United States..........................   --      52,246,616   --      52,246,616
Securities Lending Collateral..........   --       3,038,279   --       3,038,279
Forward Currency Contracts**...........   --       6,004,004   --       6,004,004
TOTAL..................................   --    $360,924,239   --    $360,924,239

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                 VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2018

                                                          FACE
                                                       AMOUNT(+/-)    VALUE+
                                                       ----------- ------------
                                                          (000)
                                                       -----------
 U.S. TREASURY OBLIGATIONS -- (99.9%)
 Treasury Inflation Protected Security
    0.250%, 01/15/25..................................   12,090    $ 12,229,230
    2.375%, 01/15/25..................................    3,035       4,374,550
    0.375%, 07/15/25..................................    8,490       8,642,911
    0.625%, 01/15/26..................................   13,050      13,380,096
    2.000%, 01/15/26..................................    7,440      10,035,193
    0.125%, 07/15/26..................................   11,650      11,405,108
    0.375%, 01/15/27..................................   15,250      14,983,329
    2.375%, 01/15/27..................................    5,925       8,130,976
    0.375%, 07/15/27..................................   15,250      14,792,380
    0.500%, 01/15/28..................................      270         260,771
    1.750%, 01/15/28..................................    5,830       7,392,535
    3.625%, 04/15/28..................................    4,192       7,973,763
    2.500%, 01/15/29..................................    4,200       5,570,829
    3.875%, 04/15/29..................................    3,040       5,896,141
    3.375%, 04/15/32..................................    1,420       2,562,554
                                                                   ------------
 TOTAL U.S. TREASURY OBLIGATIONS......................              127,630,366
                                                                   ------------

                                                     SHARES
                                                     -------
       TEMPORARY CASH INVESTMENTS --  (0.1%)
          State Street Institutional U.S.
            Government Money Market Fund 2.090%..... 106,715      106,715
       TOTAL INVESTMENTS --  (100.0%)
                                                             ------------
          (Cost $133,461,592).......................         $127,737,081
                                                             ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ------------------------------------------
                                     LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                     -------- ------------ ------- ------------
U.S. Treasury Obligations...........       -- $127,630,366   --    $127,630,366
Temporary Cash Investments.......... $106,715           --   --         106,715
                                     -------- ------------   --    ------------
TOTAL............................... $106,715 $127,630,366   --    $127,737,081
                                     ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                  DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2018

                                                                        SHARES      VALUE+
                                                                       --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,762,344 $ 37,449,821
Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,199,911   15,178,871
Investment in VA Global Bond Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,380,523   14,785,398
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,538,533   14,769,915
Investment in U.S. Core Equity 1 Portfolio of
   DFA Investment Dimensions Group Inc................................   584,279   13,304,024
Investment in DFA Two-Year Global Fixed Income Portfolio of
   DFA Investment Dimensions Group Inc................................   595,342    5,923,655
Investment in VA Short-Term Fixed Portfolio of
   DFA Investment Dimensions Group Inc................................   576,231    5,923,655
Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc................................   279,237    5,291,539
Investment in VA U.S. Large Value Portfolio of
   DFA Investment Dimensions Group Inc................................   101,709    2,644,436
Investment in DFA Real Estate Securities Portfolio of
   DFA Investment Dimensions Group Inc................................    55,666    1,900,441
Investment in VA International Value Portfolio of
   DFA Investment Dimensions Group Inc................................   135,959    1,649,188
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
   (Cost $101,637,078)................................................           $118,820,943
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                      LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $118,820,943   --      --    $118,820,943
                                    ------------   --      --    ------------
   TOTAL........................... $118,820,943   --      --    $118,820,943
                                    ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                        VA EQUITY ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                         SHARES    VALUE+
                                                                         ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of
   DFA Investment Dimensions Group Inc.................................. 523,199 $11,913,236
Investment in U.S. Large Company Portfolio of
   Dimensional Investment Group Inc..................................... 451,597   9,510,637
Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc.................................. 485,121   6,136,784
Investment in VA U.S. Targeted Value Portfolio of
   DFA Investment Dimensions Group Inc.................................. 286,213   5,366,494
Investment in VA U.S. Large Value Portfolio of
   DFA Investment Dimensions Group Inc.................................. 115,563   3,004,644
Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc.................................. 158,361   3,000,940
Investment in VA International Small Portfolio of
   DFA Investment Dimensions Group Inc.................................. 153,787   1,880,809
Investment in VA International Value Portfolio of
   DFA Investment Dimensions Group Inc.................................. 116,805   1,416,844
Investment in DFA Real Estate Securities Portfolio of
   DFA Investment Dimensions Group Inc..................................  31,733   1,083,371
                                                                                 -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $44,067,913).         $43,313,759
                                                                                 ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       ---------------------------------------
                                         LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                       -----------  ------- ------- -----------
 Affiliated Investment Companies...... $43,313,759    --      --    $43,313,759
                                       -----------    --      --    -----------
 TOTAL................................ $43,313,759    --      --    $43,313,759
                                       ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                VA U.S.                             VA               VA
                                                             TARGETED VALUE  VA U.S. LARGE    INTERNATIONAL    INTERNATIONAL
                                                               PORTFOLIO*   VALUE PORTFOLIO* VALUE PORTFOLIO* SMALL PORTFOLIO*
                                                             -------------- ---------------- ---------------- ----------------
ASSETS:
Investments at Value (including $42,818, $6,514, $9,663 and
  $22,812 of securities on loan, respectively)               $      329,971  $      470,217   $      276,105   $      216,675
Temporary Cash Investments at Value & Cost..................            250             867               --               --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $26,601, $5,996, $7,392 and
  $16,225)..................................................         26,601           5,996            7,393           16,225
Foreign Currencies at Value.................................             --              --              267              793
Cash........................................................             --              --            1,955            1,082
Receivables:
   Investment Securities Sold...............................            675              --              271              252
   Dividends and Interest...................................            134             582            1,326              637
   Securities Lending Income................................              8              --               14               48
   Fund Shares Sold.........................................            338             200              403              202
                                                             --------------  --------------   --------------   --------------
       Total Assets.........................................        357,977         477,862          287,734          235,914
                                                             --------------  --------------   --------------   --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         26,599           5,995            7,394           16,227
   Investment Securities Purchased..........................            139              75              995              431
   Fund Shares Redeemed.....................................             47             373               52              196
   Due to Advisor...........................................            103             102               98               96
Accrued Expenses and Other Liabilities......................             40              49               46               40
                                                             --------------  --------------   --------------   --------------
       Total Liabilities....................................         26,928           6,594            8,585           16,990
                                                             --------------  --------------   --------------   --------------
NET ASSETS.................................................. $      331,049  $      471,268   $      279,149   $      218,924
                                                             ==============  ==============   ==============   ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................     17,652,758      18,125,916       23,005,267       17,904,155
                                                             ==============  ==============   ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE........................................... $        18.75  $        26.00   $        12.13   $        12.23
                                                             ==============  ==============   ==============   ==============
Investments at Cost......................................... $      313,531  $      386,685   $      288,854   $      220,843
                                                             ==============  ==============   ==============   ==============
Foreign Currencies at Cost.................................. $           --  $           --   $          269   $          795
                                                             ==============  ==============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      291,822  $      368,457   $      285,465   $      209,179
Total Distributable Earnings (Loss).........................         39,227         102,811           (6,316)           9,745
                                                             --------------  --------------   --------------   --------------
NET ASSETS.................................................. $      331,049  $      471,268   $      279,149   $      218,924
                                                             ==============  ==============   ==============   ==============
(1) NUMBER OF SHARES AUTHORIZED.............................  1,000,000,000   1,000,000,000    1,000,000,000    1,000,000,000
                                                             ==============  ==============   ==============   ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                                  VIT INFLATION-
                                                                                     VA SHORT-                      PROTECTED
                                                                                     TERM FIXED      VA GLOBAL      SECURITIES
                                                                                     PORTFOLIO*   BOND PORTFOLIO*   PORTFOLIO
                                                                                   -------------- --------------- --------------
ASSETS:
Investments at Value (including $8,990, $2,969 and $0 of securities on loan,
  respectively)                                                                    $      290,337 $      351,882  $      127,630
Temporary Cash Investments at Value & Cost........................................          2,403             --             107
Collateral from Securities on Loan Invested in Affiliate at Value (including cost
  of $9,182, $3,038 and $0).......................................................          9,182          3,038              --
Foreign Currencies at Value.......................................................             --              5              --
Cash..............................................................................             --          2,298              --
Receivables:
   Investment Securities Sold.....................................................             --         10,645              --
   Dividends and Interest.........................................................          1,314          1,631             318
   Securities Lending Income......................................................              1             --              --
   Fund Shares Sold...............................................................            355             38              30
Unrealized Gain on Forward Currency Contracts.....................................             --          6,237              --
                                                                                   -------------- --------------  --------------
       Total Assets...............................................................        303,592        375,774         128,085
                                                                                   -------------- --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............................................          9,183          3,039              --
   Investment Securities Purchased................................................          1,365         11,209              --
   Fund Shares Redeemed...........................................................             34            200             313
   Due to Advisor.................................................................             62             66              11
Unrealized Loss on Forward Currency Contracts.....................................             --            233              --
Unrealized Loss on Foreign Currency Contracts.....................................             --              2              --
Accrued Expenses and Other Liabilities............................................             34             34              15
                                                                                   -------------- --------------  --------------
       Total Liabilities..........................................................         10,678         14,783             339
                                                                                   -------------- --------------  --------------
NET ASSETS........................................................................ $      292,914 $      360,991  $      127,746
                                                                                   ============== ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........................................     28,489,566     33,713,600      13,133,187
                                                                                   ============== ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE........................................................................... $        10.28 $        10.71  $         9.73
                                                                                   ============== ==============  ==============
Investments at Cost............................................................... $      291,397 $      366,143  $      133,355
                                                                                   ============== ==============  ==============
Foreign Currencies at Cost........................................................ $           -- $            5  $           --
                                                                                   ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................... $      291,118 $      362,002  $      132,178
Total Distributable Earnings (Loss)...............................................          1,796         (1,011)         (4,432)
                                                                                   -------------- --------------  --------------
NET ASSETS........................................................................ $      292,914 $      360,991  $      127,746
                                                                                   ============== ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED...................................................  1,000,000,000  1,000,000,000   1,000,000,000
                                                                                   ============== ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                    DFA VA
                                                                    GLOBAL
                                                                   MODERATE     VA EQUITY
                                                                  ALLOCATION    ALLOCATION
                                                                  PORTFOLIO     PORTFOLIO
                                                                -------------- ------------
ASSETS:
Investments in Affiliated Investment Companies at Value........ $      118,821 $     43,314
Cash...........................................................             --           20
Receivables:
   Investment Securities/Affiliated Investment Companies Sold..            234           --
   Fund Shares Sold............................................             --           11
Prepaid Expenses and Other Assets..............................              1           --
                                                                -------------- ------------
       Total Assets............................................        119,056       43,345
                                                                -------------- ------------
LIABILITIES:
Payables:
   Fund Shares Redeemed........................................              2            1
   Due to Advisor..............................................             13           10
   Line of Credit..............................................            175           --
Accrued Expenses and Other Liabilities.........................              8            3
                                                                -------------- ------------
       Total Liabilities.......................................            198           14
                                                                -------------- ------------
NET ASSETS..................................................... $      118,858 $     43,331
                                                                ============== ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)........................      9,519,037    4,106,556
                                                                ============== ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....... $        12.49 $      10.55
                                                                ============== ============
Investments in Affiliated Investment Companies at Cost......... $      101,637 $     44,068
                                                                ============== ============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $      100,893 $     43,641
Total Distributable Earnings (Loss)............................         17,965         (310)
                                                                -------------- ------------
NET ASSETS..................................................... $      118,858 $     43,331
                                                                ============== ============
(1) NUMBER OF SHARES AUTHORIZED................................  1,000,000,000  500,000,000
                                                                ============== ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                         VA U.S.                         VA            VA
                                                                         TARGETED                   INTERNATIONAL INTERNATIONAL
                                                                          VALUE     VA U.S. LARGE       VALUE         SMALL
                                                                        PORTFOLIO# VALUE PORTFOLIO#  PORTFOLIO#    PORTFOLIO#
                                                                        ---------- ---------------- ------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $4, $0, $942 and $512,
     respectively).....................................................  $  5,149      $ 10,066       $  9,673      $  5,699
   Income from Securities Lending......................................       248            19            196           614
                                                                         --------      --------       --------      --------
          Total Investment Income......................................     5,397        10,085          9,869         6,313
                                                                         --------      --------       --------      --------
EXPENSES
   Investment Management Fees..........................................     1,249         1,127          1,133         1,193
   Accounting & Transfer Agent Fees....................................        16            21             18            16
   Custodian Fees......................................................        11             7             39            78
   Filing Fees.........................................................         4            13              7             3
   Shareholders' Reports...............................................        11            17             11            13
   Directors'/Trustees' Fees & Expenses................................         2             1              1             1
   Professional Fees...................................................         4             5              1             5
   Other...............................................................        16            13             12            14
                                                                         --------      --------       --------      --------
          Total Expenses...............................................     1,313         1,204          1,222         1,323
                                                                         --------      --------       --------      --------
   Fees Paid Indirectly (Note C).......................................        --            --            (27)          (20)
                                                                         --------      --------       --------      --------
   Net Expenses........................................................     1,313         1,204          1,195         1,303
                                                                         --------      --------       --------      --------
   NET INVESTMENT INCOME (LOSS)........................................     4,084         8,881          8,674         5,010
                                                                         --------      --------       --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**....................................    22,493        13,676          6,160        11,869
       Affiliated Investment Companies Shares Sold.....................        (2)           (1)            (2)           (1)
       Futures.........................................................        --            --             11          (152)
       Foreign Currency Transactions...................................        (1)           --           (143)         (153)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency......................   (30,187)      (15,933)       (40,077)      (41,036)
       Affiliated Investment Companies Shares..........................        (1)           --              2            (2)
       Translation of Foreign Currency Denominated Amounts.............        --            --            (14)           (5)
                                                                         --------      --------       --------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).............................    (7,698)       (2,258)       (34,063)      (29,480)
                                                                         --------      --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........  $ (3,614)     $  6,623       $(25,389)     $(24,470)
                                                                         ========      ========       ========      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                                            VIT INFLATION-
                                                                 VA SHORT-                    PROTECTED
                                                                 TERM FIXED    VA GLOBAL      SECURITIES
                                                                 PORTFOLIO# BOND PORTFOLIO#   PORTFOLIO
                                                                 ---------- --------------- --------------
INVESTMENT INCOME
   Interest.....................................................  $ 5,296      $  4,448        $ 3,660
   Income from Securities Lending...............................       14             7             --
                                                                  -------      --------        -------
          Total Investment Income...............................    5,310         4,455          3,660
                                                                  -------      --------        -------
EXPENSES
   Investment Management Fees...................................      682           734            124
   Accounting & Transfer Agent Fees.............................       12            16              5
   Custodian Fees...............................................        9            29              2
   Filing Fees..................................................        6             8              2
   Shareholders' Reports........................................       11            10              8
   Directors'/Trustees' Fees & Expenses.........................        1             1             --
   Professional Fees............................................        3             4              1
   Other........................................................        7             8              3
                                                                  -------      --------        -------
          Total Expenses........................................      731           810            145
                                                                  -------      --------        -------
   Fees Paid Indirectly (Note C)................................       --           (28)            --
                                                                  -------      --------        -------
   Net Expenses.................................................      731           782            145
                                                                  -------      --------        -------
   NET INVESTMENT INCOME (LOSS).................................    4,579         3,673          3,515
                                                                  -------      --------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................     (619)       (5,076)          (792)
       Affiliated Investment Companies Shares Sold..............       (1)           --             --
       Foreign Currency Transactions............................       --           (13)            --
       Forward Currency Contracts...............................       --        12,192             --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............     (765)      (13,591)        (4,788)
       Translation of Foreign Currency Denominated Amounts......       --           (22)            --
       Forward Currency Contracts...............................       --         4,695             --
                                                                  -------      --------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................   (1,385)       (1,815)        (5,580)
                                                                  -------      --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.  $ 3,194      $  1,858        $(2,065)
                                                                  =======      ========        =======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                                                                      DFA VA
                                                                                                      GLOBAL
                                                                                                     MODERATE  VA EQUITY
                                                                                                    ALLOCATION ALLOCATION
                                                                                                    PORTFOLIO* PORTFOLIO*
                                                                                                    ---------- ----------
INVESTMENT INCOME
Investment Income
Income Distributions Received from Affiliated Investment Companies.................................  $ 2,536    $   570
                                                                                                     -------    -------
          Total Investment Income..................................................................    2,536        570
                                                                                                     -------    -------
EXPENSES
   Investment Management Fees......................................................................      366         96
   Accounting & Transfer Agent Fees................................................................        1         --
   Custodian Fees..................................................................................        1          4
   Filing Fees.....................................................................................        2          3
   Shareholders' Reports...........................................................................        9          3
   Professional Fees...............................................................................        1          6
   Organizational & Offering Costs.................................................................       --         18
   Other...........................................................................................        2          1
                                                                                                     -------    -------
          Total Expenses...........................................................................      382        131
                                                                                                     -------    -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor (Note
     C)............................................................................................     (148)       (85)
                                                                                                     -------    -------
   Net Expenses....................................................................................      234         46
                                                                                                     -------    -------
   NET INVESTMENT INCOME (LOSS)....................................................................    2,302        524
                                                                                                     -------    -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment Companies........................      607        292
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold**...............................................      304        (89)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares......................................................   (2,937)    (1,892)
                                                                                                     -------    -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................   (2,026)    (1,689)
                                                                                                     -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................  $   276    $(1,165)
                                                                                                     =======    =======

--------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Underlying Funds (Affiliated Investment Companies).
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                   VA U.S. TARGETED      VA U.S. LARGE
                                                                                    VALUE PORTFOLIO     VALUE PORTFOLIO
                                                                                  ------------------  ------------------
                                                                                    YEAR      YEAR      YEAR      YEAR
                                                                                    ENDED     ENDED     ENDED     ENDED
                                                                                   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                                    2018      2017      2018      2017
                                                                                  --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  4,084  $  3,195  $  8,881  $  6,660
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.........................................   22,493    21,107    13,676    15,214
       Affiliated Investment Companies Shares Sold...............................       (2)        3        (1)        1
       Foreign Currency Transactions.............................................       (1)       --        --        --
   Change in Unrealized Appreciation (Depreciation) of:..........................
       Investment Securities and Foreign Currency................................  (30,187)   35,722   (15,933)   45,692
       Affiliated Investment Companies Shares....................................       (1)       (6)       --        (2)
                                                                                  --------  --------  --------  --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........   (3,614)   60,021     6,623    67,565
                                                                                  --------  --------  --------  --------
Distributions:/^ /
       Institutional Class Shares................................................  (24,470)  (12,484)  (22,176)   (7,577)
                                                                                  --------  --------  --------  --------
          Total Distributions....................................................  (24,470)  (12,484)  (22,176)   (7,577)
                                                                                  --------  --------  --------  --------
Capital Share Transactions (1):
   Shares Issued.................................................................   89,298    91,061   164,488    97,683
   Shares Issued in Lieu of Cash Distributions...................................   24,237    12,361    22,127     7,558
   Shares Redeemed...............................................................  (81,207)  (71,257)  (74,358)  (60,910)
                                                                                  --------  --------  --------  --------
          Net Increase (Decrease) from Capital Share Transactions................   32,328    32,165   112,257    44,331
                                                                                  --------  --------  --------  --------
          Total Increase (Decrease) in Net Assets................................    4,244    79,702    96,704   104,319
NET ASSETS
   Beginning of Year.............................................................  326,805   247,103   374,564   270,245
                                                                                  --------  --------  --------  --------
   End of Year................................................................... $331,049  $326,805  $471,268  $374,564
                                                                                  ========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................    4,407     4,705     6,091     3,903
   Shares Issued in Lieu of Cash Distributions...................................    1,268       639       842       314
   Shares Redeemed...............................................................   (4,027)   (3,685)   (2,743)   (2,441)
                                                                                  --------  --------  --------  --------
          Net Increase (Decrease) from Shares Issued and Redeemed................    1,648     1,659     4,190     1,776
                                                                                  ========  ========  ========  ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  VA INTERNATIONAL VALUE VA INTERNATIONAL SMALL
                                                                                       PORTFOLIO              PORTFOLIO
                                                                                    YEAR        YEAR       YEAR        YEAR
                                                                                  ENDED OCT   ENDED OCT  ENDED OCT   ENDED OCT
                                                                                  31, 2018    31, 2017   31, 2018    31, 2017
                                                                                  ---------   ---------  ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  8,674    $  6,625   $  5,010    $  3,989
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.........................................    6,160       1,824     11,869       6,077
       Affiliated Investment Companies Shares Sold...............................       (2)         --         (1)         (1)
       Futures...................................................................       11          10       (152)         --
       Foreign Currency Transactions.............................................     (143)        (58)      (153)         11
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................  (40,077)     41,266    (41,036)     35,262
       Affiliated Investment Companies Shares....................................        2          (1)        (2)         (2)
       Translation of Foreign Currency Denominated Amounts.......................      (14)         21         (5)         12
                                                                                  --------    --------   --------    --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........  (25,389)     49,687    (24,470)     45,348
                                                                                  --------    --------   --------    --------
Distributions:/^ /
       Institutional Class Shares................................................   (7,102)     (5,740)   (11,487)     (4,883)
                                                                                  --------    --------   --------    --------
          Total Distributions....................................................   (7,102)     (5,740)   (11,487)     (4,883)
                                                                                  --------    --------   --------    --------
Capital Share Transactions (1):
   Shares Issued.................................................................   93,010      62,915     67,312      58,382
   Shares Issued in Lieu of Cash Distributions...................................    7,081       5,721     11,354       4,814
   Shares Redeemed...............................................................  (40,579)    (40,223)   (50,970)    (27,685)
                                                                                  --------    --------   --------    --------
          Net Increase (Decrease) from Capital Share Transactions................   59,512      28,413     27,696      35,511
                                                                                  --------    --------   --------    --------
          Total Increase (Decrease) in Net Assets................................   27,021      72,360     (8,261)     75,976
NET ASSETS
   Beginning of Year.............................................................  252,128     179,768    227,185     151,209
                                                                                  --------    --------   --------    --------
   End of Year................................................................... $279,149    $252,128   $218,924    $227,185
                                                                                  ========    ========   ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................    6,918       5,186      4,848       4,648
   Shares Issued in Lieu of Cash Distributions...................................      531         511        833         428
   Shares Redeemed...............................................................   (3,030)     (3,330)    (3,666)     (2,164)
                                                                                  --------    --------   --------    --------
          Net Increase (Decrease) from Shares Issued and Redeemed................    4,419       2,367      2,015       2,912
                                                                                  ========    ========   ========    ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   VA SHORT-TERM FIXED      VA GLOBAL      VIT INFLATION-PROTECTED
                                                                        PORTFOLIO        BOND PORTFOLIO    SECURITIES PORTFOLIO
                                                                   ------------------  ------------------  ----------------------
                                                                     YEAR      YEAR      YEAR      YEAR      YEAR        YEAR
                                                                     ENDED     ENDED     ENDED     ENDED     ENDED       ENDED
                                                                    OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,     OCT 31,
                                                                     2018      2017      2018      2017      2018        2017
                                                                   --------  --------  --------  --------   --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................................... $  4,579  $  2,326  $  3,673  $  4,696  $  3,515    $  2,064
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /..........................     (619)      (77)   (5,076)      129      (792)        (88)
       Affiliated Investment Companies Shares Sold................       (1)       --        --        --        --          --
       Foreign Currency Transactions..............................       --        --       (13)      (16)       --          --
       Forward Currency Contracts.................................       --        --    12,192      (445)       --          --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.................     (765)     (350)  (13,591)   (2,728)   (4,788)     (1,958)
       Translation of Foreign Currency Denominated
         Amounts..................................................       --        --       (22)       (5)       --          --
       Forward Currency Contracts.................................       --        --     4,695     1,245        --          --
                                                                   --------  --------  --------  --------   --------    --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................    3,194     1,899     1,858     2,876    (2,065)         18
                                                                   --------  --------  --------  --------   --------    --------
Distributions:/^ /
       Institutional Class Shares.................................   (2,602)   (1,351)   (5,666)   (5,990)   (2,974)     (1,205)
                                                                   --------  --------  --------  --------   --------    --------
          Total Distributions.....................................   (2,602)   (1,351)   (5,666)   (5,990)   (2,974)     (1,205)
                                                                   --------  --------  --------  --------   --------    --------
Capital Share Transactions (1):
   Shares Issued..................................................  113,039    93,096   103,881    79,707    37,372      46,171
   Shares Issued in Lieu of Cash Distributions....................    2,596     1,348     5,594     5,915     2,974       1,205
   Shares Redeemed................................................  (73,385)  (37,792)  (54,996)  (40,917)  (26,198)    (21,250)
                                                                   --------  --------  --------  --------   --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................   42,250    56,652    54,479    44,705    14,148      26,126
                                                                   --------  --------  --------  --------   --------    --------
          Total Increase (Decrease) in Net Assets.................   42,842    57,200    50,671    41,591     9,109      24,939
NET ASSETS
   Beginning of Year..............................................  250,072   192,872   310,320   268,729   118,637      93,698
                                                                   --------  --------  --------  --------   --------    --------
   End of Year.................................................... $292,914  $250,072  $360,991  $310,320  $127,746    $118,637
                                                                   ========  ========  ========  ========   ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..................................................   11,067     9,103     9,770     7,397     3,788       4,596
   Shares Issued in Lieu of Cash Distributions....................      256       133       525       561       299         123
   Shares Redeemed................................................   (7,185)   (3,694)   (5,167)   (3,799)   (2,659)     (2,112)
                                                                   --------  --------  --------  --------   --------    --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................    4,138     5,542     5,128     4,159     1,428       2,607
                                                                   ========  ========  ========  ========   ========    ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  DFA VA GLOBAL MODERATE VA EQUITY ALLOCATION
                                                                                  ALLOCATION PORTFOLIO       PORTFOLIO
                                                                                  ---------------------  -------------------
                                                                                                                    PERIOD
                                                                                                                    JUL 10,
                                                                                    YEAR        YEAR      YEAR      2017(A)
                                                                                    ENDED       ENDED     ENDED       TO
                                                                                   OCT 31,     OCT 31,   OCT 31,    OCT 31,
                                                                                    2018        2017      2018       2017
                                                                                   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  2,302    $  2,067   $   524    $    54
   Capital Gain Distributions Received from Affiliated Investment Companies......      607         425       292         --
Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............................      304         411       (89)        --
Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................................   (2,937)     15,684    (1,892)     1,138
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) in Net Assets Resulting from Operations........      276      18,587    (1,165)     1,192
                                                                                   --------   --------    -------   -------
Distributions:/^ /
       Institutional Class Shares................................................   (3,423)     (2,798)     (318)        --
                                                                                   --------   --------    -------   -------
          Total Distributions....................................................   (3,423)     (2,798)     (318)        --
                                                                                   --------   --------    -------   -------
Capital Share Transactions (1):
   Shares Issued.................................................................   37,320      38,060    29,104     17,711
   Shares Issued in Lieu of Cash Distributions...................................    3,423       2,798       318         --
   Shares Redeemed...............................................................  (55,086)    (36,513)   (3,395)      (116)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) from Capital Share Transactions................  (14,343)      4,345    26,027     17,595
                                                                                   --------   --------    -------   -------
          Total Increase (Decrease) in Net Assets................................  (17,490)     20,134    24,544     18,787
NET ASSETS
   Beginning of Year.............................................................  136,348     116,214    18,787         --
                                                                                   --------   --------    -------   -------
   End of Year................................................................... $118,858    $136,348   $43,331    $18,787
                                                                                   ========   ========    =======   =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................    2,885       3,168     2,629      1,764
   Shares Issued in Lieu of Cash Distributions...................................      270         243        29         --
   Shares Redeemed...............................................................   (4,308)     (3,007)     (305)       (11)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) from Shares Issued and Redeemed................   (1,153)        404     2,353      1,753
                                                                                   ========   ========    =======   =======

--------
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                     VA U.S. TARGETED VALUE PORTFOLIO                     VA U.S. LARGE VALUE PORTFOLIO
                            --------------------------------------------------  ------------------------------------------------
                              YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                              2018       2017      2016      2015       2014      2018      2017      2016      2015      2014
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
Net Asset
  Value,
  Beginning of
  Year..................... $  20.42   $  17.23  $  17.94  $  19.28   $  17.63  $  26.88  $  22.22  $  22.83  $  23.47  $  22.58
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
Income from
  Investment
  Operations
-----------
   Net
     Investment
     Income
     (Loss)
     (A)...................     0.23       0.20      0.21      0.23       0.17      0.53      0.51      0.48      0.46      0.39
   Net Gains
     (Losses)
     on
     Securities
     (Realized
     and
     Unrealized)...........    (0.42)      3.86      0.54     (0.44)      1.62      0.15      4.76      0.43     (0.24)     2.67
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
       Total
         from
         Investment
         Operations........    (0.19)      4.06      0.75     (0.21)      1.79      0.68      5.27      0.91      0.22      3.06
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
Less
  Distributions:
--------------
   Net
     Investment
     Income................    (0.21)     (0.19)    (0.24)    (0.18)     (0.14)    (0.49)    (0.44)    (0.47)    (0.43)    (0.32)
   Net
     Realized
     Gains.................    (1.27)     (0.68)    (1.22)    (0.95)        --     (1.07)    (0.17)    (1.05)    (0.43)    (1.85)
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
       Total
         Distributions.....    (1.48)     (0.87)    (1.46)    (1.13)     (0.14)    (1.56)    (0.61)    (1.52)    (0.86)    (2.17)
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
Net Asset
  Value, End
  of Year.................. $  18.75   $  20.42  $  17.23  $  17.94   $  19.28  $  26.00  $  26.88  $  22.22  $  22.83  $  23.47
                            ========   ========  ========  ========   ========  ========  ========  ========  ========  ========
Total Return...............    (1.05%)    23.81%     4.87%    (0.80%)    10.19%     2.47%    24.05%     4.52%     1.07%    14.73%
                            --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
Net Assets, End
  of Year
  (thousands).............. $331,049   $326,805  $247,103  $190,237   $206,769  $471,268  $374,564  $270,245  $232,569  $258,705
Ratio of
  Expenses to
  Average Net
  Assets...................     0.37%      0.37%     0.38%     0.39%      0.37%     0.27%     0.27%     0.27%     0.29%     0.27%
Ratio of Net
  Investment
  Income to
  Average Net
  Assets...................     1.14%      1.05%     1.25%     1.27%      0.93%     1.97%     2.02%     2.25%     2.00%     1.71%
Portfolio
  Turnover
  Rate.....................       24%        28%       33%       33%        21%        9%       18%       15%       31%       19%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            VA INTERNATIONAL VALUE PORTFOLIO
                                  --------------------------------------------------
                                    YEAR       YEAR      YEAR      YEAR       YEAR
                                    ENDED      ENDED     ENDED     ENDED      ENDED
                                   OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                    2018       2017      2016      2015       2014
                                  --------   --------  --------  --------   --------
Net Asset
  Value,
  Beginning of
  Year........................... $  13.57   $  11.08  $  11.44  $  12.74   $  13.22
                                  --------   --------  --------  --------   --------
Income from
  Investment
  Operations
-----------
   Net
     Investment
     Income
     (Loss)
     (A).........................     0.41       0.38      0.36      0.37       0.55
   Net Gains
     (Losses)
     on
     Securities
     (Realized
     and
     Unrealized).................    (1.48)      2.46     (0.36)    (1.17)     (0.71)
                                  --------   --------  --------  --------   --------
       Total
         from
         Investment
         Operations..............    (1.07)      2.84        --     (0.80)     (0.16)
                                  --------   --------  --------  --------   --------
Less
  Distributions:
--------------
   Net
     Investment
     Income......................    (0.37)     (0.35)    (0.36)    (0.50)     (0.32)
   Net
     Realized
     Gains.......................       --         --        --        --         --
                                  --------   --------  --------  --------   --------
          Total
            Distributions........    (0.37)     (0.35)    (0.36)    (0.50)     (0.32)
                                  --------   --------  --------  --------   --------
Net Asset
  Value, End
  of Year........................ $  12.13   $  13.57  $  11.08  $  11.44   $  12.74
                                  ========   ========  ========  ========   ========
Total Return.....................    (8.12%)    26.32%     0.19%    (6.26%)    (1.16%)
                                  --------   --------  --------  --------   --------
Net Assets, End
  of Year
  (thousands).................... $279,149   $252,128  $179,768  $155,251   $164,973
Ratio of
  Expenses to
  Average Net
  Assets.........................     0.43%      0.44%     0.46%     0.47%      0.46%
Ratio of
  Expenses to
  Average Net
  Assets
  (Excluding
  Fees Paid
  Indirectly)....................     0.43%      0.44%     0.46%     0.47%      0.46%
Ratio of Net
  Investment
  Income to
  Average Net
  Assets.........................     3.06%      3.11%     3.46%     3.01%      4.16%
Portfolio
  Turnover
  Rate...........................       20%        20%       15%       20%        16%

                                           VA INTERNATIONAL SMALL PORTFOLIO
                                  -------------------------------------------------
                                    YEAR       YEAR      YEAR      YEAR      YEAR
                                    ENDED      ENDED     ENDED     ENDED     ENDED
                                   OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                    2018       2017      2016      2015      2014
                                  --------   --------  --------  --------  --------
Net Asset
  Value,
  Beginning of
  Year........................... $  14.30   $  11.65  $  11.67  $  11.83  $  12.55
                                  --------   --------  --------  --------  --------
Income from
  Investment
  Operations
-----------
   Net
     Investment
     Income
     (Loss)
     (A).........................     0.29       0.27      0.26      0.25      0.25
   Net Gains
     (Losses)
     on
     Securities
     (Realized
     and
     Unrealized).................    (1.65)      2.74      0.34      0.09     (0.33)
                                  --------   --------  --------  --------  --------
       Total
         from
         Investment
         Operations..............    (1.36)      3.01      0.60      0.34     (0.08)
                                  --------   --------  --------  --------  --------
Less
  Distributions:
--------------
   Net
     Investment
     Income......................    (0.34)     (0.27)    (0.24)    (0.25)    (0.27)
   Net
     Realized
     Gains.......................    (0.37)     (0.09)    (0.38)    (0.25)    (0.37)
                                  --------   --------  --------  --------  --------
          Total
            Distributions........    (0.71)     (0.36)    (0.62)    (0.50)    (0.64)
                                  --------   --------  --------  --------  --------
Net Asset
  Value, End
  of Year........................ $  12.23   $  14.30  $  11.65  $  11.67  $  11.83
                                  ========   ========  ========  ========  ========
Total Return.....................    (9.97%)    26.73%     5.54%     3.28%    (0.59%)
                                  --------   --------  --------  --------  --------
Net Assets, End
  of Year
  (thousands).................... $218,924   $227,185  $151,209  $127,813  $135,499
Ratio of
  Expenses to
  Average Net
  Assets.........................     0.55%      0.57%     0.60%     0.61%     0.59%
Ratio of
  Expenses to
  Average Net
  Assets
  (Excluding
  Fees Paid
  Indirectly)....................     0.55%      0.57%     0.60%     0.61%     0.59%
Ratio of Net
  Investment
  Income to
  Average Net
  Assets.........................     2.10%      2.10%     2.29%     2.13%     1.99%
Portfolio
  Turnover
  Rate...........................       19%        12%       12%       25%        8%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      VA SHORT-TERM FIXED PORTFOLIO                       VA GLOBAL BOND PORTFOLIO
-                           ------------------------------------------------  ------------------------------------------------
                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                              2018      2017      2016      2015      2014      2018      2017      2016      2015      2014
-                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset
  Value,
  Beginning of
  Year..................... $  10.27  $  10.25  $  10.23  $  10.22  $  10.23  $  10.86  $  11.00  $  10.93  $  10.92  $  10.92
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from
  Investment
  Operations
-----------
   Net
     Investment
     Income
     (Loss)
     (A)...................     0.17      0.11      0.07      0.03      0.02      0.11      0.18      0.18      0.17      0.15
   Net Gains
     (Losses)
     on
     Securities
     (Realized
     and
     Unrealized)...........    (0.06)    (0.02)    (0.01)     0.01      0.01     (0.06)    (0.08)     0.11      0.09      0.05
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
       Total
         from
         Investment
         Operations........     0.11      0.09      0.06      0.04      0.03      0.05      0.10      0.29      0.26      0.20
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less
  Distributions:
--------------
   Net
     Investment
     Income................    (0.10)    (0.07)    (0.03)    (0.02)    (0.03)    (0.19)    (0.18)    (0.17)    (0.23)    (0.05)
   Net
     Realized
     Gains.................       --        --     (0.01)    (0.01)    (0.01)    (0.01)    (0.06)    (0.05)    (0.02)    (0.15)
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
       Total
         Distributions.....    (0.10)    (0.07)    (0.04)    (0.03)    (0.04)    (0.20)    (0.24)    (0.22)    (0.25)    (0.20)
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset
  Value, End
  of Year.................. $  10.28  $  10.27  $  10.25  $  10.23  $  10.22  $  10.71  $  10.86  $  11.00  $  10.93  $  10.92
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return...............     1.13%     0.89%     0.60%     0.34%     0.25%     0.42%     1.00%     2.68%     2.40%     1.90%
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Assets, End
  of Year
  (thousands).............. $292,914  $250,072  $192,872  $186,794  $189,716  $360,991  $310,320  $268,729  $235,082  $207,021
Ratio of
  Expenses to
  Average Net
  Assets...................     0.27%     0.27%     0.27%     0.28%     0.27%     0.24%     0.24%     0.24%     0.26%     0.25%
Ratio of
  Expenses to
  Average Net
  Assets
  (Excluding
  Fees Paid
  Indirectly)..............     0.27%     0.27%     0.27%     0.28%     0.27%     0.24%     0.24%     0.24%     0.26%     0.25%
Ratio of Net
  Investment
  Income to
  Average Net
  Assets...................     1.68%     1.05%     0.65%     0.28%     0.20%     1.07%     1.66%     1.63%     1.61%     1.37%
Portfolio
  Turnover
  Rate.....................       70%       86%       50%      105%       70%       67%       67%       47%       54%       75%
See page 1 & 2
  for the
  Definitions
  of
  Abbreviations
  and
  Footnotes.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
                                   ---------------------------------------
                                                                      PERIOD
                                     YEAR       YEAR      YEAR       MAY 29,
                                     ENDED      ENDED     ENDED     2015(A) TO
                                    OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                     2018       2017      2016         2015
                                   --------   --------   -------  ----------
Net Asset Value, Beginning of
  Period.......................... $  10.14   $  10.30   $  9.77   $ 10.00
                                   --------   --------   -------   -------
Income from Investment
  Operations
----------------------
   Net Investment Income
     (Loss) (A)...................     0.28       0.19      0.17      0.05
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................    (0.44)     (0.22)     0.39     (0.28)
                                   --------   --------   -------   -------
       Total from Investment
         Operations...............    (0.16)     (0.03)     0.56     (0.23)
                                   --------   --------   -------   -------
Less Distributions:
-------------------
   Net Investment Income..........    (0.25)     (0.12)    (0.03)       --
   Net Realized Gains.............       --      (0.01)       --        --
                                   --------   --------   -------   -------
       Total Distributions........    (0.25)     (0.13)    (0.03)       --
                                   --------   --------   -------   -------
Net Asset Value, End of
  Period.......................... $   9.73   $  10.14   $ 10.30   $  9.77
                                   ========   ========   =======   =======
Total Return......................    (1.60%)    (0.25%)    5.79%    (2.30%)(B)
                                   --------   --------   -------   -------
Net Assets, End of Period
  (thousands)..................... $127,746   $118,637   $93,698   $16,379
Ratio of Expenses to Average
  Net Assets......................     0.12%      0.15%     0.18%     0.18%(C)(D)
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor)...........     0.12%      0.12%     0.19%     0.88%(C)(D)
Ratio of Net Investment Income
  to Average Net Assets...........     2.84%      1.92%     1.72%     1.29%(C)(D)
Portfolio Turnover Rate...........       31%        25%       21%        4%(B)
                                   --------   --------   -------   -------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses incurred by
  the Portfolio indirectly as a
  result of Portfolio's
  investment in Underlying
  Funds as follows:...............      N/A        N/A       N/A       N/A

                                            DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
                                   ----------------------------------------------------------

                                      YEAR         YEAR         YEAR         YEAR        YEAR
                                      ENDED        ENDED        ENDED        ENDED       ENDED
                                     OCT 31,      OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                      2018         2017         2016         2015        2014
                                   --------     --------     --------     -------     -------
Net Asset Value, Beginning of
  Period.......................... $  12.78     $  11.32     $  11.12     $ 11.37     $ 10.91
                                   --------     --------     --------     -------     -------
Income from Investment
  Operations
----------------------
   Net Investment Income
     (Loss) (A)...................     0.20         0.19         0.17        0.18        0.14
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................    (0.17)        1.53         0.20       (0.22)       0.49
                                   --------     --------     --------     -------     -------
       Total from Investment
         Operations...............     0.03         1.72         0.37       (0.04)       0.63
                                   --------     --------     --------     -------     -------
Less Distributions:
-------------------
   Net Investment Income..........    (0.22)       (0.18)       (0.15)      (0.17)      (0.14)
   Net Realized Gains.............    (0.10)       (0.08)       (0.02)      (0.04)      (0.03)
                                   --------     --------     --------     -------     -------
       Total Distributions........    (0.32)       (0.26)       (0.17)      (0.21)      (0.17)
                                   --------     --------     --------     -------     -------
Net Asset Value, End of
  Period.......................... $  12.49     $  12.78     $  11.32     $ 11.12     $ 11.37
                                   ========     ========     ========     =======     =======
Total Return......................     0.15%       15.50%        3.44%      (0.23%)      5.87%
                                   --------     --------     --------     -------     -------
Net Assets, End of Period
  (thousands)..................... $118,858     $136,348     $116,214     $98,887     $64,997
Ratio of Expenses to Average
  Net Assets......................     0.40%(E)     0.40%(E)     0.40%(E)    0.40%(E)    0.40%(E)
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor)...........     0.50%(E)     0.51%(E)     0.52%(E)    0.54%(E)    0.66%(E)
Ratio of Net Investment Income
  to Average Net Assets...........     1.57%        1.56%        1.54%       1.56%       1.27%
Portfolio Turnover Rate...........      N/A          N/A          N/A         N/A         N/A
                                   --------     --------     --------     -------     -------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses incurred by
  the Portfolio indirectly as a
  result of Portfolio's
  investment in Underlying
  Funds as follows:...............     0.24%        0.24%        0.26%       0.26%       0.26%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    VA EQUITY ALLOCATION PORTFOLIO
                                                                                                    ----------------------
                                                                                                                     PERIOD
                                                                                                      YEAR          JUL 10,
                                                                                                      ENDED        2017(A) TO
                                                                                                     OCT 31,        OCT 31,
                                                                                                      2018            2017
                                                                                                    -------      ----------
Net Asset Value, Beginning of Period............................................................... $ 10.72       $ 10.00
                                                                                                     -------      -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)................................................................    0.18          0.03
   Net Gains (Losses) on Securities (Realized and Unrealized)......................................   (0.20)         0.69
                                                                                                     -------      -------
       Total from Investment Operations............................................................   (0.02)         0.72
                                                                                                     -------      -------
Less Distributions:
-------------------
   Net Investment Income...........................................................................   (0.15)           --
                                                                                                     -------      -------
       Total Distributions.........................................................................   (0.15)           --
                                                                                                     -------      -------
Net Asset Value, End of Period..................................................................... $ 10.55       $ 10.72
                                                                                                     =======      =======
Total Return.......................................................................................   (0.19%)        7.20%(B)
                                                                                                     -------      -------
Net Assets, End of Period (thousands).............................................................. $43,331       $18,787
Ratio of Expenses to Average Net Assets *(E).......................................................    0.40%         0.32%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor) *(E)................................................    0.66%         0.66%(C)(D)
Ratio of Net Investment Income to Average Net Assets...............................................    1.65%         0.99%(C)(D)
                                                                                                     -------      -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio's investment in Underlying Funds
  as follows:......................................................................................    0.25%         0.26%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, nine of which (the "Portfolios") are included in this report. The remaining ninety-three are presented in separate reports. The Portfolios are only available through a select group of insurance products. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (each, a "Fund of Funds") invest in other portfolios within the Fund and Dimensional Investment Group Inc. ("DIG") (the "Underlying Funds").

   As of October 31, 2018, each Fund of Funds was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                            PERCENTAGE
                                                                                             OWNERSHIP
FUND OF FUNDS                                UNDERLYING FUNDS                              AT 10/31/2018
-------------                                ----------------                              -------------
DFA VA Global Moderate Allocation Portfolio  U.S. Core Equity 1 Portfolio (IDG)                 --
                                             U.S. Core Equity 2 Portfolio (IDG)                 --
                                             International Core Equity Portfolio (IDG)          --
                                             Emerging Markets Core Equity Portfolio (IDG)       --
                                             DFA Two-Year Global Fixed Income Portfolio
                                             (IDG)                                              --
                                             DFA Selectively Hedged Global Fixed Income
                                             Portfolio (IDG)                                     1%
                                             VA U.S. Large Value Portfolio (IDG)                 1%
                                             VA International Value Portfolio (IDG)              1%
                                             DFA Real Estate Securities Portfolio (IDG)         --
                                             VA Short-Term Fixed Portfolio (IDG)                 2%
                                             VA Global Bond Portfolio (IDG)                      4%
VA Equity Allocation Portfolio               U.S. Core Equity 1 Portfolio (IDG)                 --
                                             DFA Real Estate Securities Portfolio (IDG)         --
                                             International Core Equity Portfolio (IDG)          --
                                             Emerging Markets Core Equity Portfolio (IDG)       --
                                             VA U.S. Large Value Portfolio (IDG)                 1%
                                             VA U.S. Targeted Value Portfolio (IDG)              2%
                                             U.S. Large Company Portfolio (DIG)                 --
                                             VA International Value Portfolio (IDG)              1%
                                             VA International Small Portfolio (IDG)              1%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the "Domestic Equity Portfolios") and by VA International Value Portfolio and VA International Small Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios' are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VIT Inflation-Protected Securities Portfolio (the "Fixed Income Portfolios"), are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA VA Global Moderate Allocation Portfolio and the VA Equity Allocation Portfolio of the Underlying Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. These securities are generally categorized as Level 1 in the hierarchy. A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Portfolios' Summary Schedules of Portfolio Holdings/Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the VA Global Bond Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

VA U.S. Targeted Value Portfolio......................................... 0.35%
VA U.S. Large Value Portfolio............................................ 0.25%
VA International Value Portfolio......................................... 0.40%
VA International Small Portfolio......................................... 0.50%

VA Short-Term Fixed Portfolio........................................... 0.25%
VA Global Bond Portfolio................................................ 0.21%*
VIT Inflation-Protected Securities Portfolio............................ 0.10%
DFA VA Global Moderate Allocation Portfolio............................. 0.25%
VA Equity Allocation Portfolio.......................................... 0.30%

* The VA Global Bond Portfolio's investment management fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the VIT Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2019, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2018, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                                    NET WAIVED FEES/
                                                                                    EXPENSES ASSUMED     PREVIOUSLY
                                                                       RECOVERY        (RECOVERED       WAIVED FEES/
                                                         EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                        LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                              ---------- ---------------- ----------------- -----------------
VIT Inflation-Protected Securities Portfolio (1)           0.18%          --                --                --
DFA VA Global Moderate Allocation Portfolio (2)            0.40%          --              $148              $417
VA Equity Allocation Portfolio (3).....................    0.40%         $20                85                15

(1) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

(2) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional
Class shares of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the Portfolio's average daily net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of such class of shares to exceed the Expense Limitation Amount.

(3) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Advisor, however, shall not be reimbursed for any management fees previously waived to offset the Portfolio's proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                                     FEES PAID
                                                                     INDIRECTLY
                                                                     ----------
 VA International Value Portfolio...................................    $27
 VA International Small Portfolio...................................     20
 VA Global Bond Portfolio...........................................     28

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

 VA U.S. Targeted Value Portfolio.......................................... $ 7
 VA U.S. Large Value Portfolio.............................................   8
 VA International Value Portfolio..........................................   6
 VA International Small Portfolio..........................................   5
 VA Short-Term Fixed Portfolio.............................................   6
 VA Global Bond Portfolio..................................................   8
 VIT Inflation-Protected Securities Portfolio..............................   1
 DFA VA Global Moderate Allocation Portfolio...............................   2
 VA Equity Allocation Portfolio............................................  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                              U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                              -------------------------- ---------------------------
                                              PURCHASES         SALES    PURCHASES         SALES
                                              ---------     ---------    ---------     ---------
VA U.S. Targeted Value Portfolio.............       --            --     $106,954      $ 83,121
VA U.S. Large Value Portfolio................       --            --      146,339        42,374
VA International Value Portfolio.............       --            --      116,372        56,836
VA International Small Portfolio.............       --            --       66,150        43,926
VA Short-Term Fixed Portfolio................  $61,501       $51,315      159,166       128,028
VA Global Bond Portfolio.....................       --            --      289,877       224,766
VIT Inflation-Protected Securities Portfolio.   51,306        38,422           --            --

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                    CHANGE IN
                                                     NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                     BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                      10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION     2018         2018      INCOME  DISTRIBUTIONS
                     ---------- --------- ---------- ------------ ------------- ----------- ------------ -------- -------------
VA U.S. TARGETED
  VALUE PORTFOLIO
The DFA Short Term
  Investment Fund     $35,980   $102,714   $112,090      $(2)          $(1)       $26,601      2,299       $486        --
                      -------   --------   --------      ---           ---        -------      -----       ----        --
TOTAL                 $35,980   $102,714   $112,090      $(2)          $(1)       $26,601      2,299       $486        --
                      =======   ========   ========      ===           ===        =======      =====       ====        ==
VA U.S. LARGE VALUE
  PORTFOLIO
The DFA Short Term
  Investment Fund     $ 4,502   $ 74,513   $ 73,018      $(1)           --        $ 5,996        518       $102        --
                      -------   --------   --------      ---           ---        -------      -----       ----        --
TOTAL                 $ 4,502   $ 74,513   $ 73,018      $(1)           --        $ 5,996        518       $102        --
                      =======   ========   ========      ===           ===        =======      =====       ====        ==
VA INTERNATIONAL
  VALUE PORTFOLIO
The DFA Short Term
  Investment Fund     $10,774   $161,062   $164,443      $(2)          $ 2        $ 7,393        639       $342        --
                      -------   --------   --------      ---           ---        -------      -----       ----        --
TOTAL                 $10,774   $161,062   $164,443      $(2)          $ 2        $ 7,393        639       $342        --
                      =======   ========   ========      ===           ===        =======      =====       ====        ==
VA INTERNATIONAL
  SMALL PORTFOLIO
The DFA Short Term
  Investment Fund     $19,690   $ 44,694   $ 48,156      $(1)          $(2)       $16,225      1,402       $361        --
                      -------   --------   --------      ---           ---        -------      -----       ----        --
TOTAL                 $19,690   $ 44,694   $ 48,156      $(1)          $(2)       $16,225      1,402       $361        --
                      =======   ========   ========      ===           ===        =======      =====       ====        ==
VA SHORT-TERM
  FIXED PORTFOLIO
The DFA Short Term
  Investment Fund     $11,107   $ 56,991   $ 58,915      $(1)           --        $ 9,182        794       $141        --
                      -------   --------   --------      ---           ---        -------      -----       ----        --
TOTAL                 $11,107   $ 56,991   $ 58,915      $(1)           --        $ 9,182        794       $141        --
                      =======   ========   ========      ===           ===        =======      =====       ====        ==

                                                                     CHANGE IN
                                             PROCEEDS NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                        BALANCE AT PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                         10/31/17   AT COST   SALES     ON SALES   DEPRECIATION     2018         2018      INCOME  DISTRIBUTIONS
                        ---------- --------- -------- ------------ ------------- ----------- ------------ -------- -------------
VA GLOBAL BOND
  PORTFOLIO
The DFA Short Term
  Investment Fund        $  1,543   $64,571  $63,076        --             --     $  3,038        263      $   72        --
                         --------   -------  -------     -----        -------     --------      -----      ------      ----
TOTAL                    $  1,543   $64,571  $63,076        --             --     $  3,038        263      $   72        --
                         ========   =======  =======     =====        =======     ========      =====      ======      ====
DFA VA GLOBAL
  MODERATE ALLOCATION
  PORTFOLIO
U.S. Core Equity 2
  Portfolio              $ 40,630   $10,635  $14,608     $ 551        $   242     $ 37,450      1,762      $  653      $394
International Core
  Equity Portfolio         19,237     4,276    6,216        (5)        (2,113)      15,179      1,200         498        --
VA Global Bond
  Portfolio                17,041     5,769    7,788      (164)           (73)      14,785      1,381         306         8
DFA Selectively
  Hedged Global Fixed
  Income Portfolio         16,992     5,494    7,621      (200)           105       14,770      1,539         301        --
U.S. Core Equity 1
  Portfolio                14,521     3,135    4,905       293            260       13,304        584         237        83
DFA Two-Year Global
  Fixed Income
  Portfolio                 6,807     1,964    2,822       (18)            (7)       5,924        595          91        --
VA Short-Term Fixed
  Portfolio                 6,801     1,933    2,822         4              8        5,924        576          72        --
Emerging Markets Core
  Equity Portfolio          6,978     1,491    2,038      (137)        (1,002)       5,292        279         154        --
VA U.S. Large Value
  Portfolio                 2,906       822      991         5            (98)       2,644        102          53       115
DFA Real Estate
  Securities Portfolio      2,242       353      631       (26)           (38)       1,900         56         111         7
VA International Value
  Portfolio                 2,147       428      706         1           (221)       1,649        136          59        --
                         --------   -------  -------     -----        -------     --------      -----      ------      ----
TOTAL                    $136,302   $36,300  $51,148     $ 304        $(2,937)    $118,821      8,210      $2,535      $607
                         ========   =======  =======     =====        =======     ========      =====      ======      ====

                                                                        CHANGE IN
                                                PROCEEDS NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                           BALANCE AT PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND
                            10/31/17   AT COST   SALES     ON SALES   DEPRECIATION     2018         2018      INCOME
                           ---------- --------- -------- ------------ ------------- ----------- ------------ --------
VA EQUITY ALLOCATION
  PORTFOLIO
U.S. Core Equity 1
  Portfolio                 $ 4,917    $ 7,550   $  567      $ (9)       $    22      $11,913        523       $127
U.S. Large Company
  Portfolio                   3,940      5,981      582       (10)           182        9,511        452        126
International Core Equity
  Portfolio                   2,937      4,339      423       (23)          (693)       6,137        485        122
VA U.S. Targeted Value
  Portfolio                   2,208      3,769      197        (5)          (409)       5,366        286         27
VA U.S. Large Value
  Portfolio                   1,225      2,004      127        (4)           (93)       3,005        116         26
Emerging Markets Core
  Equity Portfolio            1,480      2,277      237       (26)          (493)       3,001        158         55
VA International Small
  Portfolio                     905      1,352      114        (5)          (257)       1,881        154         25
VA International Value
  Portfolio                     680        964       80        (4)          (143)       1,417        117         22
DFA Real Estate
  Securities Portfolio          473        678       57        (3)            (8)       1,083         32         38
                            -------    -------   ------      ----        -------      -------      -----       ----
TOTAL                       $18,765    $28,914   $2,384      $(89)       $(1,892)     $43,314      2,323       $568
                            =======    =======   ======      ====        =======      =======      =====       ====


                           CAPITAL GAIN
                           DISTRIBUTIONS
                           -------------
VA EQUITY ALLOCATION
  PORTFOLIO
U.S. Core Equity 1
  Portfolio                    $ 32
U.S. Large Company
  Portfolio                      13
International Core Equity
  Portfolio                      --
VA U.S. Targeted Value
  Portfolio                     161
VA U.S. Large Value
  Portfolio                      56
Emerging Markets Core
  Equity Portfolio               --
VA International Small
  Portfolio                      28
VA International Value
  Portfolio                      --
DFA Real Estate
  Securities Portfolio            2
                               ----
TOTAL                          $292
                               ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                   NET INVESTMENT
                                     INCOME AND   LONG-TERM
                                     SHORT-TERM    CAPITAL  TAX EXEMPT
                                   CAPITAL GAINS    GAINS     INCOME    TOTAL
                                   -------------- --------- ---------- -------
 VA U.S. Targeted Value Portfolio
 2017.............................    $ 4,050      $ 8,434      --     $12,484
 2018.............................     10,323       14,148      --      24,471

                                              NET INVESTMENT
                                                INCOME AND   LONG-TERM
                                                SHORT-TERM    CAPITAL  TAX EXEMPT
                                              CAPITAL GAINS    GAINS     INCOME    TOTAL
                                              -------------- --------- ---------- -------
VA U.S. Large Value Portfolio
2017.........................................     $5,468      $ 2,110      --     $ 7,578
2018.........................................      7,970       14,206      --      22,176
VA International Value Portfolio
2017.........................................      5,740           --      --       5,740
2018.........................................      7,102           --      --       7,102
VA International Small Portfolio
2017.........................................      4,590          293      --       4,883
2018.........................................      6,297        5,190      --      11,487
VA Short-Term Fixed Portfolio
2017.........................................      1,351           --      --       1,351
2018.........................................      2,602           --      --       2,602
VA Global Bond Portfolio
2017.........................................      4,711        1,280      --       5,991
2018.........................................      5,516          150      --       5,666
VIT Inflation-Protected Securities Portfolio
2017.........................................      1,195           10      --       1,205
2018.........................................      2,974           --      --       2,974
DFA VA Global Moderate Allocation Portfolio
2017.........................................      1,956          842      --       2,798
2018.........................................      2,394        1,029      --       3,423
VA Equity Allocation Portfolio
2017.........................................         --           --      --          --
2018.........................................        318           --      --         318

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                        NET INVESTMENT
                                                          INCOME AND   LONG-TERM
                                                          SHORT-TERM    CAPITAL
                                                        CAPITAL GAINS    GAINS    TOTAL
                                                        -------------- --------- -------
VA U.S. Targeted Value Portfolio.......................    $  (924)     $(1,702) $(2,626)
VA U.S. Large Value Portfolio..........................     (1,136)        (506)  (1,642)
VA International Value Portfolio.......................       (601)          --     (601)
VA International Small Portfolio.......................         --           --       --
VA Short-Term Fixed Portfolio..........................       (452)          --     (452)
VA Global Bond Portfolio...............................     (1,459)          --   (1,459)
VIT Inflation-Protected Securities Portfolio...........         --           --       --
DFA VA Global Moderate Allocation Portfolio............       (232)        (177)    (409)
VA Equity Allocation Portfolio.........................        (19)          --      (19)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                    UNDISTRIBUTED                                               TOTAL NET
                                    NET INVESTMENT                                            DISTRIBUTABLE
                                      INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                      SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                    CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                    -------------- ------------- ------------- -------------- -------------
VA U.S. Targeted Value Portfolio...    $ 7,272        $15,505            --       $ 16,455      $ 39,232
VA U.S. Large Value Portfolio......      8,791         10,592            --         83,436       102,819
VA International Value Portfolio...      7,219            862            --        (14,394)       (6,313)
VA International Small Portfolio...      4,656         10,949            --         (5,855)        9,750
VA Short-Term Fixed Portfolio......      3,577             --       $  (714)        (1,061)        1,802
VA Global Bond Portfolio...........     16,295             --        (3,008)       (14,289)       (1,002)
VIT Inflation-Protected Securities
Portfolio..........................      2,284             --          (988)        (5,728)       (4,432)
DFA VA Global Moderate Allocation
Portfolio..........................        697            756            --         16,512        17,965
VA Equity Allocation Portfolio.....        305            230            --           (844)         (309)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                               UNLIMITED TOTAL
                                                               --------- ------
VA U.S. Targeted Value Portfolio..............................      --       --
VA U.S. Large Value Portfolio.................................      --       --
VA International Value Portfolio..............................      --       --
VA International Small Portfolio..............................      --       --
VA Short-Term Fixed Portfolio.................................  $  714   $  714
VA Global Bond Portfolio......................................   3,008    3,008
VIT Inflation-Protected Securities Portfolio..................     988      988
DFA VA Global Moderate Allocation Portfolio...................      --       --
VA Equity Allocation Portfolio................................      --       --

   During the year ended October 31, 2018, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

 VA International Value Portfolio....................................... $5,191

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                  NET
                                                                                               UNREALIZED
                                                        FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                        TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                        -------- ------------ -------------- --------------
VA U.S. Targeted Value Portfolio....................... $340,367   $56,263       $(39,808)      $16,455

                                                                                                  NET
                                                                                               UNREALIZED
                                                        FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                        TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                        -------- ------------ -------------- --------------
VA U.S. Large Value Portfolio.......................... $393,644   $101,901      $(18,465)      $ 83,436
VA International Value Portfolio.......................  297,876     18,830       (33,207)       (14,377)
VA International Small Portfolio.......................  238,745         --        (5,852)        (5,852)
VA Short-Term Fixed Portfolio..........................  302,983         16        (1,076)        (1,060)
VA Global Bond Portfolio...............................  375,191         --       (14,289)       (14,289)
VIT Inflation-Protected Securities Portfolio...........  133,465         --        (5,728)        (5,728)
DFA VA Global Moderate Allocation Portfolio............  102,309     16,512            --         16,512
VA Equity Allocation Portfolio.........................   44,158        718        (1,562)          (844)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the VIT Inflation-Protected Securities Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by the Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to the Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The VA Global Bond Portfolio may enter into forward currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

   Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2018 (amounts in thousands):

                                                               FORWARD
                                                              CURRENCY
                                                              CONTRACTS FUTURES
                                                              --------- -------
VA International Value Portfolio............................. $     --   $168
VA International Small Portfolio.............................       --    383
VA Global Bond Portfolio.....................................  204,806     --

   The following is a summary of the VA Global Bond Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2018 (amounts in thousands):

                                                        ASSET DERIVATIVES VALUE
                                                        -----------------------
                                                           TOTAL      FORWARD
                                                         VALUE AT    CURRENCY
                                                        OCTOBER 31,  CONTRACTS
                                                           2018         (1)
                                                        -----------  ---------
   VA Global Bond Portfolio............................   $6,237      $6,237

                                                    LIABILITY DERIVATIVES VALUE
                                                    --------------------------
                                                       TOTAL
                                                     VALUE AT       FORWARD
                                                    OCTOBER 31,    CURRENCY
                                                       2018      CONTRACTS (2)
                                                    -----------  -------------
  VA Global Bond Portfolio.........................    $(233)        $(233)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2018 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                         DERIVATIVES
                                              -------------------------------
                                                        FORWARD
                                                       CURRENCY      EQUITY
                                               TOTAL   CONTRACTS CONTRACTS*,(1)
                                              -------  --------- --------------
VA International Value Portfolio............. $    11        --      $  11*
VA International Small Portfolio.............    (152)       --       (152)*
VA Global Bond Portfolio.....................  12,192   $12,192         --

                                          CHANGE IN UNREALIZED APPRECIATION
                                            (DEPRECIATION) ON DERIVATIVES
                                          ---------------------------------
                                                              FORWARD
                                                             CURRENCY
                                               TOTAL        CONTRACTS (2)
                                           ------------   ---------------
         VA Global Bond Portfolio........ $      4,695        $4,695

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
* As of October 31, 2018, there were no futures contracts outstanding. During the year ended October 31, 2018, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the "Statements of Assets and Liabilities."

   The following table presents the VA Global Bond Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2018 (amounts in thousands):

                             NET                                                   NET
                           AMOUNTS                                               AMOUNTS
                             OF        GROSS AMOUNTS NOT                           OF
                           ASSETS        OFFSET IN THE                         LIABILITIES   GROSS AMOUNTS NOT
                          PRESENTED   STATEMENTS OF ASSETS            GROSS     PRESENTED  OFFSET IN THE STATEMENTS
                GROSS      IN THE       AND LIABILITIES              AMOUNTS     IN THE    OF ASSETS AND LIABILITIES
              AMOUNTS OF STATEMENTS  ----------------------            OF      STATEMENTS  -------------------------
              RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL       CASH      NET
                ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS   COLLATERAL  AMOUNT
DESCRIPTION      (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)        PLEDGED     (E)
-----------   ---------- ----------- ----------- ---------- ------ ----------- ----------- -----------   ----------  ------
                                     ASSETS                                             LIABILITIES
              ---------------------------------------------------- --------------------------------------------------------
VA GLOBAL
  BOND
  PORTFOLIO
Bank of
  America
  Corp.......   $2,135     $2,135          --        --     $2,135      --          --           --          --        --
State Street
  Bank and
  Trust......    2,439      2,439          --        --      2,439      --          --           --          --        --
Citibank,
  N.A........      138        138       $(138)       --         --    $233        $233        $(138)         --       $95
JP Morgan....      466        466          --        --        466      --          --           --          --        --
UBS AG.......      828        828          --        --        828      --          --           --          --        --
National
  Australia
  Bank Ltd...      231        231          --        --        231      --          --           --          --        --
                ------     ------       -----        --     ------    ----        ----        -----          --       ---
Total........   $6,237     $6,237       $(138)       --     $6,099    $233        $233        $(138)         --       $95
                ======     ======       =====        ==     ======    ====        ====        =====          ==       ===

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed

$700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                 AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                              INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                              ------------- ------------ ------------ -------- ---------------
VA U.S. Targeted Value Portfolio.............     2.54%        $1,707         26        $ 3        $12,812
VA U.S. Large Value Portfolio................     2.50%         1,064         34          3          2,968
VA International Value Portfolio.............     2.60%           769         13          1          2,839
VA International Small Portfolio.............     2.33%           919         19          1          3,767
DFA VA Global Moderate Allocation Portfolio..     2.39%           869         19          1          8,614
VA Equity Allocation Portfolio...............     2.44%           142         29         --            486

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   As of October 31, 2018, the DFA VA Global Moderate Allocation Portfolio had loans outstanding in the amount of $175 (in thousands).

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                --------- ------- --------------------
VA U.S. Targeted Value Portfolio........  $14,701  $15,956        $3,175
VA U.S. Large Value Portfolio...........   14,203    2,635            34
VA International Value Portfolio........    5,183    4,935           129

PORTFOLIO                                               PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                               --------- ------ --------------------
VA International Small Portfolio.......................  $3,076   $4,256        $1,198

J. SECURITIES LENDING:

   As of October 31, 2018, some of the Portfolios had securities on loan to brokers/dealers, for which such Portfolios received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                   UNINVESTED
                                                         MARKET  (OVERINVESTED)
                                                         VALUE        CASH
                                                         ------- --------------
VA U.S. Targeted Value Portfolio........................ $17,822         --
VA U.S. Large Value Portfolio...........................     588         --
VA International Value Portfolio........................   1,451     $1,297
VA International Small Portfolio........................   8,571         --

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                           REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                        AS OF OCTOBER 31, 2018
                       --------------------------------------------------------
                       OVERNIGHT AND            BETWEEN
                        CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                       ------------- -------- ------------ -------- -----------
SECURITIES LENDING
  TRANSACTIONS
VA U.S. TARGETED
  VALUE PORTFOLIO
   Common Stocks......  $26,601,372     --         --         --    $26,601,372
VA U.S. LARGE VALUE
  PORTFOLIO
   Common Stocks......    5,995,789     --         --         --      5,995,789
VA INTERNATIONAL
  VALUE PORTFOLIO
   Common Stocks......    7,393,036     --         --         --      7,393,036
VA INTERNATIONAL
  SMALL PORTFOLIO
   Common Stocks......   16,225,109     --         --         --     16,225,109
VA SHORT-TERM FIXED
  PORTFOLIO
   Bonds..............    9,181,769     --         --         --      9,181,769
VA GLOBAL BOND
  PORTFOLIO
   Bonds..............    3,038,279     --         --         --      3,038,279

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                 DISTRIBUTIONS FROM:
                                      ----------------------------------------
                                         NET        NET        NET
                                      INVESTMENT SHORT-TERM LONG-TERM
                                        INCOME     GAINS      GAINS     TOTAL
                                      ---------- ---------- --------- --------
VA U.S. Targeted Value
  Portfolio--Institutional Class.....  $(2,744)   $(1,306)   $(8,434) $(12,484)
VA U.S. Large Value
  Portfolio--Institutional Class.....   (5,480)        --     (2,097)   (7,577)
VA International Value
  Portfolio--Institutional Class.....   (5,740)        --         --    (5,740)
VA International Small
  Portfolio--Institutional Class.....   (3,623)      (967)      (293)   (4,883)
VA Short-Term Fixed
  Portfolio--Institutional Class.....   (1,351)        --         --    (1,351)
VA Global Bond
  Portfolio--Institutional Class.....   (4,547)      (163)    (1,280)   (5,990)
VIT Inflation-Protected Securities
  Portfolio--Institutional Class.....   (1,145)       (50)       (10)   (1,205)
DFA VA Global Moderate Allocation
  Portfolio--Institutional Class.....   (1,956)        --       (842)   (2,798)

                                                                 UNDISTRIBUTED
                                                                 NET INVESTMENT
                                                                     INCOME
                                                                 (DISTRIBUTIONS
                                                                   IN EXCESS
                                                                     OF NET
                                                                   INVESTMENT
                                                                    INCOME)
                                                                 --------------
VA U.S. Targeted Value Portfolio................................     $2,411
VA U.S. Large Value Portfolio...................................      5,577
VA International Value Portfolio................................      5,916
VA International Small Portfolio................................      2,976
VA Short-Term Fixed Portfolio...................................      2,044
VA Global Bond Portfolio........................................      3,474
VIT Inflation-Protected Securities Portfolio....................      1,742
DFA VA Global Moderate Allocation Portfolio.....................        982
VA Equity Allocation Portfolio..................................         54

M. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
VA U.S. Targeted Value Portfolio...................      4             66%
VA U.S. Large Value Portfolio......................      5             68%
VA International Value Portfolio...................      5             78%
VA International Small Portfolio...................      5             72%

                                                                   APPROXIMATE
                                                                    PERCENTAGE
                                                      NUMBER OF   OF OUTSTANDING
                                                     SHAREHOLDERS     SHARES
                                                     ------------ --------------
VA Short-Term Fixed Portfolio.......................      4             83%
VA Global Bond Portfolio............................      5             79%
VIT Inflation-Protected Securities Portfolio........      4             91%
DFA VA Global Moderate Allocation Portfolio.........      4             88%
VA Equity Allocation Portfolio......................      3             99%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The VA U.S. Large Value Portfolio has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the VA U.S. Large Value Portfolio, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States (the "Supreme Court") to review the Second Circuit's ruling, and that petition is pending. Additionally, the individual creditor plaintiffs have moved the Second Circuit to review its prior ruling in light of a recent decision by the Supreme Court (in an unrelated case) regarding the scope of the Bankruptcy Code's safe harbor for securities transactions; such review is pending. On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it would certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants). Additionally, the Trustee has requested leave from the District Court to file an amended complaint to assert new claims against the shareholder defendants in light of the recent Supreme Court decision addressing the scope of the Bankruptcy Code's safe harbor for securities transactions; the District Court has stayed this request pending the Second Circuit's review of its prior decision with respect to the Individual Creditor Actions.

   Litigation counsel to the VA U.S. Large Value Portfolio in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the VA U.S. Large Value Portfolio arising from the Lawsuits. Until the VA U.S. Large Value Portfolio can do so, no reduction of the net asset value of the VA U.S. Large Value Portfolio will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of the VA U.S. Large Value Portfolio at this time.

   The VA U.S. Large Value Portfolio also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of the VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on the net asset value of the VA

U.S. Large Value Portfolio, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by the VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expenses incurred by the VA U.S. Large Value Portfolio.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the nine portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings/schedules of investments, of each of the portfolios listed in the table below (nine of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                     STATEMENT OF      STATEMENT OF CHANGES IN             FINANCIAL
PORTFOLIO                            OPERATIONS              NET ASSETS                   HIGHLIGHTS
---------                         -------------------    --------------------------      ------------------
VA U.S. Targeted Value
Portfolio
VA U.S. Large Value Portfolio     For the year ended  For the years ended              For each of the
VA International Value Portfolio  October 31, 2018    October 31, 2018 and 2017        periods indicated
VA International Small Portfolio                                                       therein
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
VIT Inflation-Protected
Securities Portfolio
DFA VA Global Moderate
Allocation Portfolio
VA Equity Allocation Portfolio    For the year ended  For the year ended October 31, 2018 and the period from
                                  October 31, 2018    July 10, 2017 (commencement of operations) through
                                                      October 31, 2017

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                            PORTFOLIOS
                                            TERM OF                                         WITHIN THE      OTHER DIRECTORSHIPS
                                           OFFICE/1 /AND                                     DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                          LENGTH OF          PRINCIPAL OCCUPATION           COMPLEX/2         HELD DURING
YEAR OF BIRTH                  POSITION     SERVICE            DURING PAST 5 YEARS           /OVERSEEN         PAST 5 YEARS
-----------------             ------------ -----------    ------------------------------ ------------------ --------------------
George M. Constantinides      Director of  DFADIG-        Leo Melamed Professor of       128 portfolios in  None
University of Chicago         DFAIDG       Since 1983     Finance, University of         4 investment
Booth School of Business      and DIG      DIG-           Chicago Booth School of        companies
5807 S. Woodlawn Avenue       Trustee of   Since 1993     Business (since 1978).
Chicago, IL 60637             DFAITC       DFAITC-
1947                          and DEM      Since 1992
                                           DEM-
                                           Since 1993

Douglas W. Diamond            Director of  DFADIG-        Merton H. Miller               128 portfolios in  None
University of Chicago         DFAIDG       Since June     Distinguished Service          4 investment
Booth School of Business      and DIG      2017 DIG-      Professor of Finance,          companies
5807 S. Woodlawn Avenue       Trustee of   Since June     University of Chicago Booth
Chicago, IL 60637             DFAITC       2017           School of Business (since
1953                          and DEM      DFAITC-        1988). Visiting Scholar,
                                           Since June     Federal Reserve Bank of
                                           2017           Richmond (since 1990).
                                           DEM-           Formerly, Fischer Black
                                           Since June     Visiting Professor of
                                           2017           Financial Economics, Alfred
                                                          P. Sloan School of
                                                          Management, Massachusetts
                                                          Institute of Technology (2015
                                                          to 2016).

Roger G. Ibbotson             Director of  DFADIG-        Professor in Practice          128 portfolios in  None
Yale School of Management     DFAIDG       Since 1981     Emeritus of Finance, Yale      4 investment
P.O. Box 208200               and DIG      DIG-           School of Management (since    companies
New Haven, CT 06520-8200      Trustee of   Since 1993     1984). Chairman, CIO and
1943                          DFAITC       DFAITC-        Partner, Zebra Capital
                              and DEM      Since 1992     Management, LLC (hedge
                                           DEM-           fund and asset manager)
                                           Since 1993     (since 2001). Formerly,
                                                          Consultant to Morningstar,
                                                          Inc. (2006--2016).

Edward P. Lazear              Director of  DFADIG-        Distinguished Visiting         128 portfolios in  None
Stanford University Graduate  DFAIDG       Since 2010     Fellow, Becker Friedman        4 investment
School of Business            and DIG      DIG-           Institute for Research in      companies
Knight Management Center,     Trustee of   Since 2010     Economics, University of
E346                          DFAITC       DFAITC-        Chicago (since 2015). Morris
Stanford, CA 94305            and DEM      Since 2010     Arnold Cox Senior Fellow,
1948                                       DEM-           Hoover Institution (since
                                           Since 2010     2002). Jack Steele Parker
                                                          Professor of Human
                                                          Resources Management and
                                                          Economics, Graduate School
                                                          of Business, Stanford
                                                          University (since 1995).
                                                          Cornerstone Research (expert
                                                          testimony and economic and
                                                          financial analysis) (since
                                                          2009).

Myron S. Scholes c/o          Director of  DFADIG-        Chief Investment Strategist,   128 portfolios in  Formerly, Adviser,
Dimensional Fund Advisors LP  DFAIDG       Since 1981     Janus Henderson Investors      4 investment       Kuapay, Inc. (2013-
6300 Bee Cave Road, Building  and DIG      DIG-           (since 2014). Frank E. Buck    companies          2014). Formerly,
One Austin, TX 78746          Trustee of   Since 1993     Professor of Finance,                             Director, American
1941                          DFAITC       DFAITC-        Emeritus, Graduate School of                      Century Fund
                              and DEM      Since 1992     Business, Stanford University                     Complex (registered
                                           DEM-           (since 1981).                                     investment
                                           Since 1993                                                       companies) (43
                                                                                                            Portfolios) (1980-
                                                                                                            2014).

                                                                                             PORTFOLIOS
                                        TERM OF                                              WITHIN THE
                                       OFFICE/1 /AND                                          DFA FUND
NAME, ADDRESS AND                      LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5      COMPLEX/2
YEAR OF BIRTH              POSITION     SERVICE                     YEARS                     /OVERSEEN
-----------------         ------------ -----------    ----------------------------------  ------------------
Abbie J. Smith            Director of  DFADIG-         Boris and Irene Stern              128 portfolios in
University of Chicago     DFAIDG       Since 2000      Distinguished Service Professor    4 investment
Booth School of Business  and DIG      DIG- Since      of Accounting, University of       companies
5807 S. Woodlawn Avenue   Trustee of   2000            Chicago Booth School of
Chicago, IL 60637         DFAITC       DFAITC-         Business (since 1980).
1953                      and DEM      Since 2000
                                       DEM-
                                       Since 2000












                            OTHER DIRECTORSHIPS
                            OF PUBLIC COMPANIES
NAME, ADDRESS AND               HELD DURING
YEAR OF BIRTH                   PAST 5 YEARS
-----------------         -------------------------
Abbie J. Smith            Director (since 2000)
University of Chicago     and formerly, Lead
Booth School of Business  Director (May 2014 -
5807 S. Woodlawn Avenue   May 2017), HNI
Chicago, IL 60637         Corporation (formerly
1953                      known as HON
                          Industries Inc.) (office
                          furniture); Director,
                          Ryder System Inc.
                          (transportation,
                          logistics and supply-
                          chain management)
                          (since 2003); and
                          Trustee, UBS Funds (3
                          investment companies
                          within the fund
                          complex) (21
                          portfolios) (since
                          2009).

INTERESTED TRUSTEE/DIRECTOR*

                                    TERM OF                                                   PORTFOLIOS WITHIN
                                   OFFICE/1 /AND                                                THE DFA FUND
NAME, ADDRESS AND                  LENGTH OF                                                     COMPLEX/2
YEAR OF BIRTH          POSITION     SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS      /OVERSEEN
-----------------     ------------ -----------    ------------------------------------------- ------------------
David G. Booth        Chairman     DFADIG-        Chairman, Director/Trustee, and formerly,   128 portfolios in
6300 Bee Cave Road,   and          Since 1981     President and Co-Chief Executive Officer    4 investment
Building One Austin,  Director of  DIG- Since     (each until March 2017) of Dimensional      companies
TX 78746              DFAIDG       1992           Emerging Markets Value Fund ("DEM"),
1946                  and DIG      DFAITC-        DFAIDG, Dimensional Investment Group
                      Trustee of   Since 1992     Inc. ("DIG") and The DFA Investment
                      DFAITC       DEM-           Trust Company ("DFAITC"). Executive
                      and DEM      Since 1993     Chairman, and formerly, President and
                                                  Co-Chief Executive Officer (each until
                                                  February 2017) of Dimensional Holdings
                                                  Inc., Dimensional Fund Advisors LP and
                                                  DFA Securities LLC (collectively with
                                                  DEM, DFAIDG, DIG and DFAITC, the
                                                  "DFA Entities"). Formerly, Chairman and
                                                  Director (2009-2018), Co-Chief Executive
                                                  Officer (2010 - June 2017) of Dimensional
                                                  Fund Advisors Canada ULC. Trustee,
                                                  University of Chicago (since 2002).
                                                  Trustee, University of Kansas Endowment
                                                  Association (since 2005). Formerly,
                                                  Director of Dimensional Fund Advisors
                                                  Ltd. (2002 - July 2017), DFA Australia
                                                  Limited (1994 - July 2017), Dimensional
                                                  Advisors Ltd. (2012 - July 2017),
                                                  Dimensional Funds plc (2006 - July 2017)
                                                  and Dimensional Funds II plc (2006 - July
                                                  2017). Formerly, Director and President of
                                                  Dimensional Japan Ltd. (2012 - April
                                                  2017). Formerly, President, Dimensional
                                                  SmartNest (US) LLC (2009-2014); and
                                                  Limited Partner, VSC Investors, LLC
                                                  (2007 to 2015). Formerly, Chairman,
                                                  Director, President and Co-Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd. (2010-September
                                                  2017).

                      OTHER DIRECTORSHIPS
                      OF PUBLIC COMPANIES
NAME, ADDRESS AND        HELD DURING
YEAR OF BIRTH            PAST 5 YEARS
-----------------     -------------------
David G. Booth               None
6300 Bee Cave Road,
Building One Austin,
TX 78746
1946
































/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
/*/ The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                        TERM OF
                                       OFFICE/1
                                         /AND
NAME AND YEAR OF                       LENGTH OF
BIRTH                  POSITION         SERVICE               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- ---------- -----------------------------------------------------------------
Valerie A. Brown  Vice President and     Since    Vice President and Assistant Secretary of
1967              Assistant Secretary    2001          - all the DFA Entities (since 2001)
                                                       - DFA Australia Limited (since 2002)
                                                       - Dimensional Fund Advisors Ltd. (since 2002)
                                                       - Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                       - Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                       - Dimensional Hong Kong Limited (since 2012)
                                                  Director, Vice President and Assistant Secretary (since 2003) of
                                                       - Dimensional Fund Advisors Canada ULC

David P. Butler   Co-Chief Executive     Since    Co-Chief Executive Officer (since 2017) of
1964              Officer                2017          - all the DFA entities
                                                  Director (since 2017) of
                                                       - Dimensional Holdings Inc.
                                                       - Dimensional Fund Advisors Canada ULC
                                                       - Dimensional Japan Ltd.
                                                       - Dimensional Advisors Ltd.
                                                       - Dimensional Fund Advisors Ltd.
                                                       - DFA Australia Limited
                                                  Director and Co-Chief Executive Officer (since 2017) of
                                                       - Dimensional Cayman Commodity Fund I Ltd.
                                                  Head of Global Financial Advisor Services (since 2007) for
                                                       - Dimensional Fund Advisors LP
                                                  Formerly, Vice President (2007 - 2017) of
                                                       - all the DFA Entities

Stephen A. Clark  Executive Vice         Since    Executive Vice President (since 2017) of
1972              President              2017          - all the DFA entities
                                                  Director and Vice President (since 2016) of
                                                       - Dimensional Japan Ltd.
                                                  President and Director (since 2016) of
                                                       - Dimensional Fund Advisors Canada ULC
                                                  Vice President (since 2008) and Director (since 2016) of
                                                       - DFA Australia Limited
                                                  Director (since 2016) of
                                                       - Dimensional Advisors Ltd.
                                                       - Dimensional Fund Advisors Pte. Ltd.
                                                       - Dimensional Hong Kong Limited
                                                  Vice President (since 2016) of
                                                       - Dimensional Fund Advisors Pte. Ltd.
                                                  Head of Global Institutional Services (since 2014) for
                                                       - Dimensional Fund Advisors LP
                                                  Formerly, Vice President (2004 - 2017) of
                                                       - all the DFA Entities
                                                  Formerly, Vice President (2010 - 2016) of
                                                       - Dimensional Fund Advisors Canada ULC
                                                  Formerly, Head of Institutional, North America (2012 - 2013) for
                                                       - Dimensional Fund Advisors LP

Christopher S.     Vice President and   Since       Vice President and Global Chief Compliance Officer (since 2004) of
Crossan            Global Chief         2004             - all the DFA Entities
1965               Compliance Officer                    - DFA Australia Limited
                                                         - Dimensional Fund Advisors Ltd.
                                                    Chief Compliance Officer (since 2006) and Chief Privacy Officer (since
                                                    2015) of
                                                         - Dimensional Fund Advisors Canada ULC
                                                    Chief Compliance Officer of
                                                         - Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                         - Dimensional Japan Ltd. (since 2017)
                                                    Formerly, Vice President and Global Chief Compliance Officer (2010 -
                                                    2014) for
                                                         - Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,      Vice        Vice President, Chief Financial Officer, and Treasurer (since 2016) of
1958               Chief Financial      President        - all the DFA Entities
                   Officer, and         since 2015       - Dimensional Advisors Ltd.
                   Treasurer            and Chief        - Dimensional Fund Advisors Ltd.
                                        Financial        - Dimensional Hong Kong Limited
                                        Officer          - Dimensional Cayman Commodity Fund I Ltd.
                                        and              - Dimensional Fund Advisors Canada ULC
                                        Treasurer        - Dimensional Fund Advisors Pte. Ltd.
                                        since 2016       - DFA Australia Limited
                                                    Director (since 2016) for
                                                         - Dimensional Funds plc
                                                         - Dimensional Funds II plc
                                                    Formerly, interim Chief Financial Officer and interim Treasurer (2016) of
                                                         - all the DFA Entities
                                                         - Dimensional Fund Advisors LP
                                                         - Dimensional Fund Advisors Ltd.
                                                         - DFA Australia Limited
                                                         - Dimensional Advisors Ltd.
                                                         - Dimensional Fund Advisors Pte. Ltd.
                                                         - Dimensional Hong Kong Limited
                                                         - Dimensional Cayman Commodity Fund I Ltd.
                                                         - Dimensional Fund Advisors Canada ULC
                                                    Formerly, Controller (2015 - 2016) of
                                                         - all the DFA Entities
                                                         - Dimensional Fund Advisors LP
                                                    Formerly, Vice President (2008 - 2015) of
                                                         - T. Rowe Price Group, Inc.
                                                    Formerly, Director of Investment Treasury and Treasurer (2008 - 2015) of
                                                         - e T. Rowe Price Funds

Jeff J. Jeon       Vice President and   Vice        Vice President (since 2004) and Assistant Secretary (since 2017) of
1973               Assistant Secretary  President        - all the DFA Entities
                                        since 2004  Vice President and Assistant Secretary (since 2010) of
                                        and              - Dimensional Cayman Commodity Fund I Ltd.
                                        Assistant
                                        Secretary
                                        since 2017

Joy Lopez          Vice President and   Vice        Vice President (since 2015) of
1971               Assistant Treasurer  President        - all the DFA Entities
                                        since 2015  Assistant Treasurer (since 2017) of
                                        and              - the DFA Fund Complex
                                        Assistant   Formerly, Senior Tax Manager (2013 - 2015) for
                                        Treasurer        - Dimensional Fund Advisors LP
                                        since 2017

Kenneth M. Manell  Vice President       Since       Vice President (since 2010) of
1972                                    2010             - all the DFA Entities
                                                         - Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell  President and    President   President (since 2017) of
1964                 General Counsel  since 2017       - the DFA Fund Complex
                                      and         General Counsel (since 2001) of
                                      General          - All the DFA Entities
                                      Counsel     Executive Vice President (since 2017) and Secretary (since 2000) of
                                      since 2001       - Dimensional Fund Advisors LP
                                                       - Dimensional Holdings Inc.
                                                       - DFA Securities LLC
                                                       - Dimensional Investment LLC
                                                  Director (since 2002), Vice President (since 1997) and Secretary (since 2002)
                                                  of
                                                       - DFA Australia Limited
                                                       - Dimensional Fund Advisors Ltd.
                                                  Vice President and Secretary of
                                                       - Dimensional Fund Advisors Canada ULC (since 2003)
                                                       - Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                       - Dimensional Japan Ltd. (since 2012)
                                                       - Dimensional Advisors Ltd. (since 2012)
                                                       - Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                  Director of
                                                       - Dimensional Funds plc (since 2002)
                                                       - Dimensional Funds II plc (since 2006)
                                                       - Director of Dimensional Japan Ltd. (since 2012)
                                                       - Dimensional Advisors Ltd. (since 2012)
                                                       - Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                       - Dimensional Hong Kong Limited (since 2012)
                                                  Formerly, Vice President and Secretary (2010 - 2014) of
                                                       - Dimensional SmartNest (US) LLC
                                                  Formerly, Vice President (1997 - 2017) and Secretary (2000 - 2017) of
                                                       - the DFA Fund Complex
                                                  Formerly, Vice President of
                                                       - Dimensional Fund Advisors LP (1997 - 2017)
                                                       - Dimensional Holdings Inc. (2006 - 2017)
                                                       - DFA Securities LLC (1997 - 2017)
                                                       - Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz    Vice President   Since       Vice President and Deputy Chief Compliance Officer of
1961                 and Deputy       2013             - the DFA Fund Complex (since 2013)
                     Chief                             - Dimensional Fund Advisors LP (since 2012)
                     Compliance
                     Officer

Carolyn L. O         Vice President   Vice        Vice President (since 2010) and Secretary (since 2017) of
1974                 and Secretary    President        - the DFA Fund Complex
                                      since 2010  Vice President (since 2010) and Assistant Secretary (since 2016) of
                                      and              - Dimensional Fund Advisors LP
                                      Secretary        - Dimensional Holdings Inc.
                                      since 2017       - Dimensional Investment LLC
                                                  Vice President of
                                                       - DFA Securities LLC (since 2010)
                                                       Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                       Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive  Co-Chief    Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
1976                Officer and Chief   Executive        - all the DFA Entities
                    Investment Officer  Officer          - Dimensional Fund Advisors Canada ULC
                                        and Chief   Director, Chief Investment Officer and Vice President (since 2017) of
                                        Investment       - DFA Australia Limited
                                        Officer     Chief Investment Officer (since 2017) and Vice President (since 2016) of
                                        since 2017       - Dimensional Japan Ltd.
                                                    Director, Co-Chief Executive Officer and Chief Investment Officer (since
                                                    2017) of
                                                         - Dimensional Cayman Commodity Fund I Ltd.
                                                    Director of
                                                         - Dimensional Funds plc (since 2014)
                                                         - Dimensional Fund II plc (since 2014)
                                                         - Dimensional Holdings Inc. (since 2017)
                                                    Formerly, Co-Chief Investment Officer of
                                                         - Dimensional Japan Ltd. (2016 - 2017)
                                                         - DFA Australia Limited (2014 - 2017)
                                                    Formerly, Executive Vice President (2017) and Co-Chief Investment Officer
                                                    (2014 - 2017) of
                                                         - all the DFA Entities
                                                    Formerly, Vice President (2007 - 2017) of
                                                         - all the DFA Entities
                                                    Formerly, Vice President and Co-Chief Investment Officer (2014 - 2017) of
                                                         - Dimensional Fund Advisors Canada ULC
                                                    Formerly, Director of
                                                         - Dimensional Fund Advisors Pte. Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                     QUALIFYING
                                                                                                         FOR
                            NET                                                                       CORPORATE
                        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
  VA U.S.
    Targeted
    Value
    Portfolio.........       14%          28%           58%          0%        0%          100%           50%         50%
  VA U.S.
    Large
    Value
    Portfolio.........       31%           5%           64%          0%        0%          100%          100%        100%
  VA
    International
    Value
    Portfolio.........      100%           0%            0%          0%        0%          100%          100%        100%
  VA
    International
    Small
    Portfolio.........       48%           7%           45%          0%        0%          100%          100%        100%
  VA Short-
    Term
    Fixed
    Portfolio.........      100%           0%            0%          0%        0%          100%            0%          0%
  VA Global
    Bond
    Portfolio.........       97%           0%            3%          0%        0%          100%            0%          0%
  VIT
    Inflation-
    Protected
    Securities........
  Portfolio...........      100%           0%            0%          0%        0%          100%            0%          0%
  DFA VA
    Global
    Moderate
  Allocation
    Portfolio.........       69%           1%           30%          0%        0%          100%          100%        100%
  VA Equity
    Allocation
    Portfolio.........      100%           0%            0%          0%        0%          100%          100%        100%

                                                                     QUALIFYING
                                                                       SHORT-
                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT          GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------  ------------ ---------- ---------- ---------- ----------
  VA U.S.
    Targeted
    Value
    Portfolio.........       0%          0%         3%         0%       100%
  VA U.S.
    Large
    Value
    Portfolio.........       0%          0%         0%         0%       100%
  VA
    International
    Value
    Portfolio.........       0%         12%       100%         0%         0%
  VA
    International
    Small
    Portfolio.........       0%          8%       100%         0%       100%
  VA Short-
    Term
    Fixed
    Portfolio.........       0%          0%         0%       100%         0%
  VA Global
    Bond
    Portfolio.........       0%          0%         0%       100%         0%
  VIT
    Inflation-
    Protected
    Securities........
  Portfolio...........     100%          0%         0%       100%         0%
  DFA VA
    Global
    Moderate
  Allocation
    Portfolio.........       0%          0%         0%         0%       100%
  VA Equity
    Allocation
    Portfolio.........       0%          0%         0%         0%         0%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103118-004A
                                                                     00218708

                                                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. LARGE CAP GROWTH PORTFOLIO

U.S. SMALL CAP GROWTH PORTFOLIO

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

 /s/ David Butler                       /s/ Gerard O'Reilly
 DAVID BUTLER                           GERARD O'REILLY
 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.............   1
   Performance Charts..................................   2
   Management's Discussion and Analysis................   4
   Disclosure of Fund Expenses.........................   7
   Disclosure of Portfolio Holdings....................   9
   Summary Schedules of Portfolio Holdings.............  10
       U.S. Large Cap Growth Portfolio.................  10
       U.S. Small Cap Growth Portfolio.................  13
       International Large Cap Growth Portfolio........  16
       International Small Cap Growth Portfolio........  20
   Statements of Assets and Liabilities................  24
   Statements of Operations............................  25
   Statements of Changes in Net Assets.................  26
   Financial Highlights................................  27
   Notes to Financial Statements.......................  29
   Report of Independent Registered Public Accounting
     Firm..............................................  42
FUND MANAGEMENT........................................  43
   Board of Independent Directors or Trustees Table....  44
VOTING PROXIES ON FUND PORTFOLIO SECURITIES............  50
NOTICE TO SHAREHOLDERS.................................  51

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
   P.L.C.                 Public Limited Company
   ADR                    American Depositary Receipt
   SA                     Special Assessment

Investment Footnotes
   +                      See Note B to Financial Statements.

   ++ Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

   *                      Non-Income Producing Securities.

   #                      Total or Partial Securities on Loan.

   @                      Security purchased with cash proceeds
                          from Securities on Loan.

   (S)                    Affiliated Fund.

   >>                     Securities that have generally been
                          fair value factored. See Note B to
                          Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)                    Computed using average shares
                          outstanding.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --                     Amounts designated as -- are either
                          zero or rounded to zero.
   SEC                    Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. LARGE CAP GROWTH PORTFOLIO VS.
RUSSELL 1000(R) GROWTH INDEX
DECEMBER 20, 2012-OCTOBER 31, 2018

                                    [CHART]

                U.S. Large Cap Growth          Russell 1000/R/
                     Portfolio                  Growth Index
             ---------------------------      ----------------
12/20/2012           $10,000                      $10,000
12/31/2012             9,980                        9,901
 1/31/2013            10,470                       10,326
 2/28/2013            10,590                       10,454
 3/31/2013            10,979                       10,846
 4/30/2013            11,150                       11,076
 5/31/2013            11,440                       11,282
 6/30/2013            11,269                       11,070
 7/31/2013            11,892                       11,657
 8/31/2013            11,611                       11,457
 9/30/2013            12,104                       11,968
10/31/2013            12,658                       12,497
11/30/2013            13,072                       12,850
12/31/2013            13,366                       13,217
 1/31/2014            12,769                       12,840
 2/28/2014            13,437                       13,501
 3/31/2014            13,470                       13,365
 4/30/2014            13,531                       13,365
 5/31/2014            13,877                       13,782
 6/30/2014            14,106                       14,050
 7/31/2014            13,851                       13,835
 8/31/2014            14,483                       14,469
 9/30/2014            14,237                       14,259
10/31/2014            14,646                       14,635
11/30/2014            15,199                       15,099
12/31/2014            15,025                       14,941
 1/31/2015            14,684                       14,713
 2/28/2015            15,552                       15,693
 3/31/2015            15,373                       15,515
 4/30/2015            15,425                       15,592
 5/31/2015            15,539                       15,812
 6/30/2015            15,216                       15,533
 7/31/2015            15,581                       16,060
 8/31/2015            14,706                       15,085
 9/30/2015            14,333                       14,712
10/31/2015            15,494                       15,978
11/30/2015            15,494                       16,023
12/31/2015            15,271                       15,788
 1/31/2016            14,563                       14,907
 2/29/2016            14,721                       14,900
 3/31/2016            15,723                       15,905
 4/30/2016            15,554                       15,760
 5/31/2016            15,798                       16,066
 6/30/2016            15,831                       16,003
 7/31/2016            16,481                       16,758
 8/31/2016            16,417                       16,675
 9/30/2016            16,376                       16,736
10/31/2016            15,959                       16,343
11/30/2016            16,537                       16,699
12/31/2016            16,737                       16,905
 1/31/2017            17,124                       17,475
 2/28/2017            17,801                       18,201
 3/31/2017            17,927                       18,411
 4/30/2017            18,110                       18,832
 5/31/2017            18,423                       19,322
 6/30/2017            18,450                       19,271
 7/31/2017            18,710                       19,784
 8/31/2017            18,862                       20,146
 9/30/2017            19,321                       20,408
10/31/2017            19,843                       21,199
11/30/2017            20,704                       21,843
12/31/2017            21,010                       22,013
 1/31/2018            22,391                       23,572
 2/28/2018            21,744                       22,954
 3/31/2018            21,221                       22,324
 4/30/2018            21,166                       22,402
 5/31/2018            21,727                       23,384
 6/30/2018            21,890                       23,610
 7/31/2018            22,763                       24,303
 8/31/2018            23,702                       25,631         Past performance is not predictive of
 9/30/2018            23,915                       25,775         future performance.
10/31/2018            21,971                       23,470         The returns shown do not reflect the
                                                                  deduction of taxes that a shareholder
                                                                  would pay on fund distributions or the
        AVERAGE ANNUAL       ONE      FIVE        SINCE           redemption of fund shares.
        TOTAL RETURN         YEAR     YEARS     INCEPTION         Russell data copyright (C) Russell
        -----------------------------------------------------     Investment Group 1995-2018, all
                            10.72%    11.66%     14.37%           rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. SMALL CAP GROWTH PORTFOLIO VS.
RUSSELL 2000(R) GROWTH INDEX
DECEMBER 20, 2012-OCTOBER 31, 2018

                                  [CHART]

             U.S. Small Cap Growth       Russell 2000/R/ Growth
                   Portfolio                     Index
             ---------------------       ----------------------
  12/20/2012        $10,000                     $10,000
  12/31/2012         10,060                       9,977
   1/31/2013         10,630                      10,634
   2/28/2013         10,690                      10,747
   3/31/2013         11,225                      11,295
   4/30/2013         11,085                      11,221
   5/31/2013         11,705                      11,790
   6/30/2013         11,718                      11,717
   7/31/2013         12,529                      12,603
   8/31/2013         12,249                      12,357
   9/30/2013         13,036                      13,217
  10/31/2013         13,517                      13,458
  11/30/2013         14,099                      14,011
  12/31/2013         14,358                      14,297
   1/31/2014         13,679                      14,050
   2/28/2014         14,237                      14,730
   3/31/2014         14,274                      14,367
   4/30/2014         13,848                      13,629
   5/31/2014         13,869                      13,760
   6/30/2014         14,591                      14,614
   7/31/2014         13,758                      13,729
   8/31/2014         14,347                      14,495
   9/30/2014         13,746                      13,719
  10/31/2014         14,550                      14,570
  11/30/2014         14,733                      14,664
  12/31/2014         14,966                      15,098
   1/31/2015         14,515                      14,754
   2/28/2015         15,561                      15,816
   3/31/2015         15,840                      16,099
   4/30/2015         15,419                      15,626
   5/31/2015         15,768                      16,200
   6/30/2015         15,968                      16,418
   7/31/2015         15,926                      16,485
   8/31/2015         14,970                      15,236
   9/30/2015         14,333                      14,273
  10/31/2015         15,178                      15,083
  11/30/2015         15,497                      15,636
  12/31/2015         14,726                      14,890
   1/31/2016         13,779                      13,277
   2/29/2016         13,883                      13,183
   3/31/2016         14,928                      14,193
   4/30/2016         14,959                      14,334
   5/31/2016         15,240                      14,720
   6/30/2016         15,136                      14,653
   7/31/2016         15,919                      15,611
   8/31/2016         16,013                      15,777
   9/30/2016         15,997                      16,004
  10/31/2016         15,348                      15,009
  11/30/2016         16,845                      16,352
  12/31/2016         17,249                      16,575
   1/31/2017         17,323                      16,844
   2/28/2017         17,544                      17,257
   3/31/2017         17,674                      17,462
   4/30/2017         18,086                      17,783
   5/31/2017         17,790                      17,622
   6/30/2017         18,175                      18,228
   7/31/2017         18,334                      18,383
   8/31/2017         17,963                      18,362
   9/30/2017         19,033                      19,362
  10/31/2017         19'362                      19,662
  11/30/2017         19,967                      20,226
  12/31/2017         20,044                      20,249
   1/31/2018         20,602                      21,039
   2/28/2018         19,647                      20,440
   3/31/2018         19,769                      20,715
   4/30/2018         19,716                      20,735
   5/31/2018         20,630                      22,041
   6/30/2018         20,940                      22,213
   7/31/2018         21,489                      22,595
   8/31/2018         22,438                      24,002            Past performance is not predictive of
   9/30/2018         22,003                      23,440            future performance.
  10/31/2018         19,639                      20,474            The returns shown do not reflect the
                                                                   deduction of taxes that a shareholder
                                                                   would pay on fund distributions or the
        AVERAGE ANNUAL      ONE       FIVE        SINCE            redemption of fund shares.
        TOTAL RETURN        YEAR      YEARS     INCEPTION          Russell data copyright (C) Russell
        ------------------------------------------------------     Investment Group 1995-2018, all
                            1.43%     7.76%      12.20%            rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO VS.
MSCI WORLD EX USA GROWTH INDEX (NET DIVIDENDS)
DECEMBER 20, 2012-OCTOBER 31, 2018

                                    [CHART]

              International Large Cap      MSCI World ex USA Growth
                 Growth Portfolio            Index (net dividends)
              -----------------------      ------------------------
 12/20/2012           $10,000                      $10,000
 12/31/2012            10,030                        9,932
  1/31/2013            10,370                       10,366
  2/28/2013            10,300                       10,401
  3/31/2013            10,455                       10,553
  4/30/2013            10,846                       10,926
  5/31/2013            10,726                       10,714
  6/30/2013            10,440                       10,347
  7/31/2013            11,017                       10,831
  8/31/2013            10,835                       10,683
  9/30/2013            11,642                       11,392
 10/31/2013            11,998                       11,691
 11/30/2013            12,099                       11,773
 12/31/2013            12,336                       11,971
  1/31/2014            11,784                       11,452
  2/28/2014            12,479                       12,073
  3/31/2014            12,449                       12,018
  4/30/2014            12,593                       12,127
  5/31/2014            12,777                       12,355
  6/30/2014            12,955                       12,498
  7/31/2014            12,614                       12,230
  8/31/2014            12,707                       12,298
  9/30/2014            12,173                       11,843
 10/31/2014            12,142                       11,727
 11/30/2014            12,267                       11,959
 12/31/2014            11,797                       11,581
  1/31/2015            11,881                       11,635
  2/28/2015            12,460                       12,309
  3/31/2015            12,295                       12,163
  4/30/2015            12,727                       12,639
  5/31/2015            12,706                       12,593
  6/30/2015            12,315                       12,264
  7/31/2015            12,571                       12,532
  8/31/2015            11,697                       11,623
  9/30/2015            11,300                       11,147
 10/31/2015            11,985                       12,000
 11/30/2015            11,996                       11,908
 12/31/2015            11,796                       11,772
  1/31/2016            11,334                       11,056
  2/29/2016            11,076                       10,906
  3/31/2016            11,765                       11,613
  4/30/2016            11,884                       11,845
  5/31/2016            11,916                       11,799
  6/30/2016            11,782                       11,620
  7/31/2016            12,219                       12,183
  8/31/2016            12,109                       12,019
  9/30/2016            12,285                       12,197
 10/31/2016            11,814                       11,691
 11/30/2016            11,507                       11,323
 12/31/2016            11,727                       11,552
  1/31/2017            12,112                       11,935
  2/28/2017            12,321                       12,158
  3/31/2017            12,767                       12,480
  4/30/2017            13,142                       12,817
  5/31/2017            13,728                       13,417
  6/30/2017            13,702                       13,351
  7/31/2017            13,925                       13,680
  8/31/2017            14,059                       13,757
  9/30/2017            14,357                       14,032
 10/31/2017            14,559                       14,310
 11/30/2017            14,693                       14,469
 12/31/2017            14,825                       14,742
  1/31/2018            15,477                       15,377
  2/28/2018            14,758                       14,693
  3/31/2018            14,743                       14,512
  4/30/2018            14,879                       14,744
  5/31/2018            14,890                       14,743
  6/30/2018            14,710                       14,587
  7/31/2018            15,052                       14,899
  8/31/2018            14,915                       14,837
  9/30/2018            14,902                       14,800             Past performance is not predictive of
 10/31/2018            13,551                       13,450             future performance.
                                                                       The returns shown do not reflect the
                                                                       deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE       FIVE        SINCE             would pay on fund distributions or the
         TOTAL RETURN          YEAR      YEARS     INCEPTION           redemption of fund shares.
         --------------------------------------------------------      MSCI data copyright MSCI 2018, all
                              -6.92%     2.46%       5.32%             rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP GROWTH INDEX (NET DIVIDENDS)
DECEMBER 20, 2012-OCTOBER 31, 2018

                                   [CHART]

            International Small Cap       MSCI World ex USA Small Cap
               Growth Portfolio           Growth Index (net dividends)
            -----------------------       ----------------------------
12/20/2012          $10,000                         $10,000
12/31/2012           10,050                           9,979
 1/31/2013           10,460                          10,332
 2/28/2013           10,530                          10,348
 3/31/2013           10,813                          10,608
 4/30/2013           11,123                          10,813
 5/31/2013           10,793                          10,585
 6/30/2013           10,619                          10,181
 7/31/2013           11,255                          10,814
 8/31/2013           11,225                          10,784
 9/30/2013           12,048                          11,690
10/31/2013           12,383                          11,933
11/30/2013           12,484                          12,008
12/31/2013           12,824                          12,307
 1/31/2014           12,447                          12,074
 2/28/2014           13,150                          12,775
 3/31/2014           13,175                          12,667
 4/30/2014           13,175                          12,552
 5/31/2014           13,348                          12,745
 6/30/2014           13,518                          13,054
 7/31/2014           13,076                          12,710
 8/31/2014           13,220                          12,782
 9/30/2014           12,464                          12,034
10/31/2014           12,361                          11,772
11/30/2014           12,320                          11,792
12/31/2014           12,200                          11,711
 1/31/2015           12,158                          11,597
 2/28/2015           12,901                          12,315
 3/31/2015           12,824                          12,223
 4/30/2015           13,486                          12,840
 5/31/2015           13,685                          13,020
 6/30/2015           13,523                          12,874
 7/31/2015           13,597                          12,969
 8/31/2015           12,993                          12,399
 9/30/2015           12,599                          11,940
10/31/2015           13,237                          12,661
11/30/2015           13,439                          12,797
12/31/2015           13,477                          12,873
 1/31/2016           12,645                          11,868
 2/29/2016           12,505                          11,894
 3/31/2016           13,519                          12,878
 4/30/2016           13,638                          13,181
 5/31/2016           13,877                          13,338
 6/30/2016           13,329                          12,789
 7/31/2016           14,041                          13,470
 8/31/2016           13,975                          13,256
 9/30/2016           14,410                          13,716
10/31/2016           13,927                          13,162
11/30/2016           13,444                          12,712
12/31/2016           13,656                          12,983
 1/31/2017           14,220                          13,444
 2/28/2017           14,519                          13,730
 3/31/2017           14,976                          14,082
 4/30/2017           15,585                          14,669
 5/31/2017           16,206                          15,278
 6/30/2017           16,333                          15,231
 7/31/2017           16,925                          15,739
 8/31/2017           17,048                          15,929
 9/30/2017           17,509                          16,380
10/31/2017           17,756                          16,752
11/30/2017           17,958                          16,988
12/31/2017           18,387                          17,433
 1/31/2018           19,392                          18,371
 2/28/2018           18,653                          17,724
 3/31/2018           18,574                          17,568
 4/30/2018           18,540                          17,705
 5/31/2018           18,678                          17,881
 6/30/2018           18,372                          17,615
 7/31/2018           18,442                          17,611
 8/31/2018           18,348                          17,601
 9/30/2018           18,107                          17,371               Past performance is not predictive of
10/31/2018           16,335                          15,491               future performance.
                                                                          The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE        FIVE         SINCE              would pay on fund distributions or the
         TOTAL RETURN          YEAR       YEARS      INCEPTION            redemption of fund shares.
         -----------------------------------------------------------      MSCI data copyright MSCI 2018, all
                              -8.00%      5.70%        8.73%              rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid- cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

Russell 3000(R) Index....................................... 6.60%
Russell Microcap(R) Index (micro-cap stocks)................ 1.42%
Russell 2000(R) Index (small-cap stocks).................... 1.85%
Russell Midcap(R) Index (mid-cap stocks).................... 2.79%
Russell 1000(R) Index (large-cap stocks).................... 6.98%
Dow Jones U.S. Select REIT Index /SM/....................... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

Russell 2000(R) Value Index (small-cap value stocks)........ -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)......  4.13%
Russell 1000(R) Value Index (large-cap value stocks)........  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks)...... 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

DOMESTIC EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW

U.S. LARGE CAP GROWTH PORTFOLIO

   The U.S. Large Cap Growth Portfolio seeks to capture the returns of U.S. large-cap growth stocks with higher profitability. Growth is measured primarily by book- to-market ratio. In assessing profitability, Dimensional may consider factors such as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. Within the large- cap growth segment of the U.S. market, the strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks. As of October 31, 2018, the Portfolio held approximately 220 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 10.72% for the Portfolio and 10.71% for the Russell 1000(R) Growth Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower-profitability stocks. Conversely, with smaller large-cap stocks underperforming their larger counterparts, the Portfolio's greater emphasis on smaller large-cap stocks and consequent lesser allocation to other large-cap stocks detracted from relative performance. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. SMALL CAP GROWTH PORTFOLIO

   The U.S. Small Cap Growth Portfolio invests in a broadly diversified group of U.S. small-cap growth stocks with higher profitability. Growth is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held approximately 550 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were 1.43% for the Portfolio and 4.13% for the Russell 2000(R) Growth Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than the behavior of a limited number of stocks. The Portfolio's greater emphasis on higher-profitability stocks within the small-cap growth universe detracted from performance relative to the benchmark, as these stocks underperformed.

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                        RETURN IN U.S. DOLLARS
                                                        ----------------------
MSCI World ex USA Index................................         -6.76%
MSCI World ex USA Mid Cap Index........................         -8.02%
MSCI World ex USA Small Cap Index......................         -7.75%
MSCI World ex USA Value Index..........................         -7.54%
MSCI World ex USA Growth Index.........................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                        LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP     ------------ ----------------------
Japan..................................................     -4.22%            -3.56%
United Kingdom.........................................     -0.91%            -4.65%
France.................................................     -4.30%            -6.92%
Canada.................................................     -4.08%            -5.84%
Germany................................................    -12.26%           -14.66%
Switzerland............................................      0.19%            -0.72%
Australia..............................................      2.96%            -4.83%
Hong Kong..............................................     -8.47%            -8.88%
Netherlands............................................     -7.68%            -9.99%
Spain..................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                        RETURN IN U.S. DOLLARS
                                                        ----------------------
MSCI Emerging Markets Index............................         -12.52%
MSCI Emerging Markets Mid Cap Index....................         -11.85%
MSCI Emerging Markets Small Cap Index..................         -17.21%
MSCI Emerging Markets Value Index......................          -8.27%
MSCI Emerging Markets Growth Index.....................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 20181
                       ---------------------------------

                                                        LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP              ------------ ----------------------
China..................................................    -16.33%           -16.73%

Korea.................................................. -18.52% -19.90%
Taiwan.................................................  -6.62%  -8.98%
India..................................................  -0.01% -12.42%
Brazil.................................................  18.95%   4.76%
South Africa........................................... -13.80% -17.45%
Russia.................................................  22.79%  10.69%
Mexico.................................................  -9.54% -14.55%
Thailand...............................................   4.01%   4.23%
Malaysia...............................................  -0.18%   0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non- U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

INTERNATIONAL EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

   The International Large Cap Growth Portfolio seeks to capture the returns of developed ex U.S. large cap growth stocks. Growth is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification, and weights stocks in proportion to their market capitalization. Within the large-cap growth segment of developed ex U.S. markets, the strategy overweights certain stocks, including smaller companies, lower relative price (value) stocks, and higher-profitability stocks. As of October 31, 2018, the Portfolio held approximately 550 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -6.92% for the Portfolio and -6.01% for the MSCI World ex USA Growth Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on higher-profitability stocks within the growth segment of the market had a negative impact on performance relative to the benchmark, as these stocks generally underperformed.

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

   The International Small Cap Growth Portfolio seeks to capture the returns of developed ex U.S. small-cap growth stocks, with an emphasis on those with higher profitability. Growth is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2018, the Portfolio held over 1,500 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2018, total returns were -8.00% for the Portfolio and -7.53% for the MSCI World ex USA Small Cap Growth Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's general exclusion of real estate investment trusts (REITs) had a negative impact on performance relative to the benchmark, as REITs generally outperformed in developed ex U.S. markets. Conversely, with higher-profitability stocks generally outperforming lower-profitability stocks, the Portfolio's greater emphasis on higher-profitability stocks contributed positively to relative performance.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                        --------- --------- ---------- ---------
U.S. LARGE CAP GROWTH PORTFOLIO
-------------------------------
Actual Fund Return..................................... $1,000.00 $1,038.10    0.19%     $0.98
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.25    0.19%     $0.97
U.S. SMALL CAP GROWTH PORTFOLIO
-------------------------------
Actual Fund Return..................................... $1,000.00 $  996.10    0.38%     $1.91
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.29    0.38%     $1.94

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                        --------- --------- ---------- ---------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return..................................... $1,000.00 $  910.70    0.29%     $1.40
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.74    0.29%     $1.48
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return..................................... $1,000.00 $  881.10    0.54%     $2.56
Hypothetical 5% Annual Return.......................... $1,000.00 $1,022.48    0.54%     $2.75

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

            U.S. LARGE CAP GROWTH PORTFOLIO
Communication Services............................   7.5%
Consumer Discretionary............................  17.5%
Consumer Staples..................................   9.5%
Financials........................................   3.2%
Health Care.......................................  15.2%
Industrials.......................................  17.6%
Information Technology............................  26.5%
Materials.........................................   3.0%
                                                   -----
                                                   100.0%

            U.S. SMALL CAP GROWTH PORTFOLIO
Communication Services............................   4.6%
Consumer Discretionary............................  18.8%
Consumer Staples..................................   6.6%
Energy............................................   2.9%
Financials........................................   7.5%
Health Care.......................................  11.4%
Industrials.......................................  25.2%
Information Technology............................  15.4%
Materials.........................................   6.5%
Real Estate.......................................   0.7%
Utilities.........................................   0.4%
                                                   -----
                                                   100.0%

        INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
Communication Services............................   9.3%
Consumer Discretionary............................  15.6%
Consumer Staples..................................  12.7%
Energy............................................   1.8%
Financials........................................   6.3%
Health Care.......................................  12.4%
Industrials.......................................  21.1%
Information Technology............................   7.7%
Materials.........................................  10.0%
Real Estate.......................................   0.5%
Utilities.........................................   2.6%
                                                   -----
                                                   100.0%

        INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
Communication Services............................   8.6%
Consumer Discretionary............................  18.2%
Consumer Staples..................................   7.8%
Energy............................................   2.7%
Financials........................................   6.1%
Health Care.......................................   7.3%
Industrials.......................................  25.7%
Information Technology............................  13.3%
Materials.........................................   7.9%
Real Estate.......................................   1.3%
Utilities.........................................   1.1%
                                                   -----
                                                   100.0%

                        U.S. LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                     PERCENTAGE
                                                             SHARES      VALUE+    OF NET ASSETS++
                                                            --------- ------------ ---------------
COMMON STOCKS -- (95.9%)
COMMUNICATION SERVICES -- (7.1%)
      CBS Corp., Class B...................................   162,278 $  9,306,643       0.5%
*     Facebook, Inc., Class A..............................   237,498   36,049,821       1.8%
#     Omnicom Group, Inc...................................   162,578   12,082,797       0.6%
      Verizon Communications, Inc.......................... 1,395,948   79,694,671       4.1%
      Other Securities.....................................              8,643,557       0.4%
                                                                      ------------      ----
TOTAL COMMUNICATION SERVICES...............................            145,777,489       7.4%
                                                                      ------------      ----
CONSUMER DISCRETIONARY -- (16.8%)
*     Amazon.com, Inc......................................    45,507   72,720,641       3.7%
      Best Buy Co., Inc....................................   202,920   14,236,867       0.7%
*     Booking Holdings, Inc................................     7,069   13,251,406       0.7%
      Home Depot, Inc. (The)...............................   318,963   56,099,212       2.9%
      Lowe's Cos., Inc.....................................   197,163   18,773,861       1.0%
      NIKE, Inc., Class B..................................   193,130   14,492,475       0.7%
*     O'Reilly Automotive, Inc.............................    32,528   10,433,356       0.5%
      Starbucks Corp.......................................   322,068   18,766,902       1.0%
      TJX Cos., Inc. (The).................................   140,358   15,422,537       0.8%
*     Ulta Salon Cosmetics & Fragrance, Inc................    32,015    8,788,758       0.4%
      Other Securities.....................................             99,506,443       5.1%
                                                                      ------------      ----
TOTAL CONSUMER DISCRETIONARY...............................            342,492,458      17.5%
                                                                      ------------      ----
CONSUMER STAPLES -- (9.1%)
      Altria Group, Inc....................................   611,611   39,779,179       2.0%
      Coca-Cola Co. (The)..................................   369,603   17,696,592       0.9%
      Costco Wholesale Corp................................    93,106   21,286,825       1.1%
      PepsiCo, Inc.........................................   377,953   42,474,358       2.2%
      Other Securities.....................................             64,177,867       3.3%
                                                                      ------------      ----
TOTAL CONSUMER STAPLES.....................................            185,414,821       9.5%
                                                                      ------------      ----
ENERGY -- (0.0%)
      Other Securities.....................................                450,991       0.0%
                                                                      ------------      ----
FINANCIALS -- (3.0%)
      American Express Co..................................    98,177   10,085,723       0.5%
      S&P Global, Inc......................................    53,669    9,784,932       0.5%
      Other Securities.....................................             41,751,731       2.1%
                                                                      ------------      ----
TOTAL FINANCIALS...........................................             61,622,386       3.1%
                                                                      ------------      ----
HEALTH CARE -- (14.6%)
      AbbVie, Inc..........................................   397,183   30,920,697       1.6%
      Amgen, Inc...........................................   234,284   45,167,612       2.3%
*     Biogen, Inc..........................................    42,742   13,005,108       0.7%
      Bristol-Myers Squibb Co..............................   173,329    8,760,048       0.5%
*     Celgene Corp.........................................   153,887   11,018,309       0.6%
      Eli Lilly & Co.......................................   134,150   14,547,226       0.7%
      Gilead Sciences, Inc.................................   250,702   17,092,862       0.9%
      Johnson & Johnson....................................   497,997   69,714,600       3.6%
      UnitedHealth Group, Inc..............................   172,635   45,118,157       2.3%
      Other Securities.....................................             42,532,444       2.0%
                                                                      ------------      ----
TOTAL HEALTH CARE..........................................            297,877,063      15.2%
                                                                      ------------      ----

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                               SHARES       VALUE+     OF NET ASSETS++
                                                              --------- -------------- ---------------
INDUSTRIALS -- (16.9%)
        3M Co................................................   151,943 $   28,908,675        1.5%
        Boeing Co. (The).....................................   141,193     50,103,748        2.6%
        Caterpillar, Inc.....................................   141,566     17,174,787        0.9%
        Honeywell International, Inc.........................   108,452     15,706,019        0.8%
        Lockheed Martin Corp.................................    59,978     17,624,535        0.9%
        Union Pacific Corp...................................   125,887     18,407,197        0.9%
        United Parcel Service, Inc., Class B.................   165,019     17,581,124        0.9%
        Waste Management, Inc................................   117,141     10,480,605        0.5%
#       WW Grainger, Inc.....................................    31,052      8,817,836        0.4%
        Other Securities.....................................              158,994,472        8.1%
                                                                        --------------      -----
TOTAL INDUSTRIALS............................................              343,798,998       17.5%
                                                                        --------------      -----
INFORMATION TECHNOLOGY -- (25.5%)
        Accenture P.L.C., Class A............................   160,903     25,361,531        1.3%
        Apple, Inc...........................................   393,549     86,132,134        4.4%
        Applied Materials, Inc...............................   267,546      8,796,912        0.4%
        Automatic Data Processing, Inc.......................    97,320     14,021,866        0.7%
        International Business Machines Corp.................   333,334     38,476,744        2.0%
        Intuit, Inc..........................................    52,080     10,988,880        0.6%
        Mastercard, Inc., Class A............................   252,712     49,953,581        2.5%
        Microsoft Corp.......................................   790,943     84,480,622        4.3%
        NVIDIA Corp..........................................    97,530     20,562,250        1.0%
        Texas Instruments, Inc...............................   296,813     27,553,151        1.4%
#       Visa, Inc., Class A..................................   183,035     25,231,375        1.3%
        Other Securities.....................................              127,572,409        6.6%
                                                                        --------------      -----
TOTAL INFORMATION TECHNOLOGY.................................              519,131,455       26.5%
                                                                        --------------      -----
MATERIALS -- (2.9%)
#       Linde P.L.C..........................................    55,360      9,160,419        0.5%
        Other Securities.....................................               50,501,383        2.5%
                                                                        --------------      -----
TOTAL MATERIALS..............................................               59,661,802        3.0%
                                                                        --------------      -----
TOTAL COMMON STOCKS..........................................            1,956,227,463       99.7%
                                                                        --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
        State Street Institutional U.S. Government Money
         Market Fund, 2.090%................................. 3,629,160      3,629,160        0.2%
                                                                        --------------      -----
SECURITIES LENDING COLLATERAL -- (3.9%)
@(S)    DFA Short Term Investment Fund....................... 6,826,550     78,983,178        4.0%
                                                                        --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $1,584,353,383)                     $2,038,839,801      103.9%
                                                                        ==============      =====

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------------------
                                            LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         -------------- ----------- --------- --------------
Common Stocks
   Communication Services............... $  145,777,489          --    --     $  145,777,489
   Consumer Discretionary...............    342,492,458          --    --        342,492,458
   Consumer Staples.....................    185,414,821          --    --        185,414,821
   Energy...............................        450,991          --    --            450,991
   Financials...........................     61,622,386          --    --         61,622,386
   Health Care..........................    297,877,063          --    --        297,877,063
   Industrials..........................    343,798,998          --    --        343,798,998
   Information Technology...............    519,131,455          --    --        519,131,455
   Materials............................     59,661,802          --    --         59,661,802
Temporary Cash Investments..............      3,629,160          --    --          3,629,160
Securities Lending Collateral...........             -- $78,983,178    --         78,983,178
                                         -------------- -----------    --     --------------
TOTAL................................... $1,959,856,623 $78,983,178    --     $2,038,839,801
                                         ============== ===========    ==     ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                   PERCENTAGE
                                                            SHARES     VALUE+    OF NET ASSETS++
                                                            ------- ------------ ---------------
COMMON STOCKS -- (84.1%)
COMMUNICATION SERVICES -- (3.9%)
      Cable One, Inc.......................................   3,782 $  3,387,689       0.6%
#     New York Times Co. (The), Class A.................... 109,217    2,883,329       0.5%
#*    Vonage Holdings Corp................................. 170,655    2,262,885       0.4%
#*    Yelp, Inc............................................  52,354    2,241,798       0.4%
      Other Securities.....................................           16,569,271       2.7%
                                                                    ------------      ----
TOTAL COMMUNICATION SERVICES...............................           27,344,972       4.6%
                                                                    ------------      ----
CONSUMER DISCRETIONARY -- (15.8%)
      American Eagle Outfitters, Inc....................... 100,147    2,309,390       0.4%
#     Children's Place, Inc. (The).........................  17,021    2,542,937       0.4%
#     Cracker Barrel Old Country Store, Inc................  16,305    2,587,277       0.4%
*     Deckers Outdoor Corp.................................  19,962    2,538,568       0.4%
*     Ollie's Bargain Outlet Holdings, Inc.................  30,203    2,805,859       0.5%
#*    Stamps.com, Inc......................................  13,378    2,704,630       0.5%
      Strategic Education, Inc.............................  18,354    2,309,300       0.4%
#     Texas Roadhouse, Inc.................................  42,904    2,593,976       0.4%
      Wendy's Co. (The).................................... 171,167    2,950,919       0.5%
      Wolverine World Wide, Inc............................  63,634    2,238,008       0.4%
      Other Securities.....................................           85,676,848      14.5%
                                                                    ------------      ----
TOTAL CONSUMER DISCRETIONARY...............................          111,257,712      18.8%
                                                                    ------------      ----
CONSUMER STAPLES -- (5.5%)
#     Casey's General Stores, Inc..........................  19,176    2,418,285       0.4%
      Energizer Holdings, Inc..............................  42,016    2,469,280       0.4%
#     Flowers Foods, Inc................................... 116,931    2,257,938       0.4%
      Lancaster Colony Corp................................  18,245    3,126,828       0.5%
      Medifast, Inc........................................  10,946    2,317,049       0.4%
      Nu Skin Enterprises, Inc., Class A...................  40,138    2,818,490       0.5%
#*    Sprouts Farmers Market, Inc..........................  88,641    2,383,557       0.4%
#*    USANA Health Sciences, Inc...........................  19,354    2,264,805       0.4%
      Other Securities.....................................           18,626,690       3.1%
                                                                    ------------      ----
TOTAL CONSUMER STAPLES.....................................           38,682,922       6.5%
                                                                    ------------      ----
ENERGY -- (2.4%)
      Other Securities.....................................           17,018,115       2.9%
                                                                    ------------      ----
FINANCIALS -- (6.3%)
#     Evercore, Inc., Class A..............................  29,655    2,422,517       0.4%
#     First Financial Bankshares, Inc......................  43,523    2,567,422       0.4%
      Primerica, Inc.......................................  26,071    2,861,032       0.5%
      Other Securities.....................................           36,583,211       6.2%
                                                                    ------------      ----
TOTAL FINANCIALS...........................................           44,434,182       7.5%
                                                                    ------------      ----
HEALTH CARE -- (9.6%)
*     Amedisys, Inc........................................  26,239    2,886,290       0.5%
*     Haemonetics Corp.....................................  23,170    2,420,570       0.4%
#*    Omnicell, Inc........................................  35,241    2,491,539       0.4%
      Other Securities.....................................           59,377,429      10.1%
                                                                    ------------      ----
TOTAL HEALTH CARE..........................................           67,175,828      11.4%
                                                                    ------------      ----

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                            SHARES     VALUE+    OF NET ASSETS++
                                                            ------- ------------ ---------------
INDUSTRIALS -- (21.2%)
#*    Aerojet Rocketdyne Holdings, Inc.....................  62,614 $  2,211,527       0.4%
*     Armstrong World Industries, Inc......................  35,939    2,219,233       0.4%
#     Brink's Co. (The)....................................  36,750    2,437,260       0.4%
#*    Cimpress NV..........................................  21,398    2,674,536       0.5%
*     Clean Harbors, Inc...................................  34,541    2,350,170       0.4%
      Exponent, Inc........................................  43,404    2,190,166       0.4%
      Insperity, Inc.......................................  32,282    3,546,178       0.6%
#     John Bean Technologies Corp..........................  22,094    2,297,113       0.4%
      Landstar System, Inc.................................  26,555    2,657,890       0.5%
      MSA Safety, Inc......................................  22,115    2,309,691       0.4%
*     RBC Bearings, Inc....................................  15,069    2,225,390       0.4%
      Tetra Tech, Inc......................................  34,375    2,270,125       0.4%
*     Trex Co., Inc........................................  43,388    2,659,684       0.5%
*     TriNet Group, Inc....................................  53,003    2,490,611       0.4%
      Other Securities.....................................          114,178,582      19.0%
                                                                    ------------      ----
TOTAL INDUSTRIALS..........................................          148,718,156      25.1%
                                                                    ------------      ----
INFORMATION TECHNOLOGY -- (13.0%)
#     j2 Global, Inc.......................................  30,589    2,228,103       0.4%
*     LiveRamp Holdings, Inc...............................  47,953    2,190,493       0.4%
#*    Manhattan Associates, Inc............................  47,515    2,268,366       0.4%
#*    Trade Desk, Inc. (The), Class A......................  20,019    2,473,347       0.4%
      Versum Materials, Inc................................  77,575    2,448,267       0.4%
      Other Securities.....................................           79,494,417      13.4%
                                                                    ------------      ----
TOTAL INFORMATION TECHNOLOGY...............................           91,102,993      15.4%
                                                                    ------------      ----
MATERIALS -- (5.4%)
#*    Ingevity Corp........................................  29,906    2,723,839       0.5%
#     Scotts Miracle-Gro Co. (The).........................  36,128    2,411,183       0.4%
      Other Securities.....................................           32,957,010       5.6%
                                                                    ------------      ----
TOTAL MATERIALS............................................           38,092,032       6.5%
                                                                    ------------      ----
REAL ESTATE -- (0.6%)
      Other Securities.....................................            4,269,655       0.7%
                                                                    ------------      ----
UTILITIES -- (0.4%)
      New Jersey Resources Corp............................  54,837    2,473,149       0.4%
                                                                    ------------      ----
TOTAL COMMON STOCKS........................................          590,569,716      99.8%
                                                                    ------------      ----
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      Other Security.......................................               62,617       0.0%
                                                                    ------------      ----
TOTAL INVESTMENT SECURITIES................................          590,632,333
TEMPORARY CASH INVESTMENTS -- (0.0%)
      State Street Institutional U.S. Government Money
       Market Fund, 2.090%................................. 249,739      249,739       0.0%
                                                                    ------------      ----

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                 PERCENTAGE
                                                         SHARES      VALUE+    OF NET ASSETS++
                                                        --------- ------------ ---------------
SECURITIES LENDING COLLATERAL -- (15.9%)
@(S)     DFA Short Term Investment Fund................ 9,665,718 $111,832,363       18.9%
                                                                  ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $617,629,936)..................................           $702,714,435      118.7%
                                                                  ============      =====

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ------------------------------------------------
                                                     LEVEL 1      LEVEL 2      LEVEL 3    TOTAL
                                                   ------------ ------------ --------- ------------
Common Stocks
   Communication Services......................... $ 27,344,972           --    --     $ 27,344,972
   Consumer Discretionary.........................  111,257,712           --    --      111,257,712
   Consumer Staples...............................   38,682,922           --    --       38,682,922
   Energy.........................................   17,018,115           --    --       17,018,115
   Financials.....................................   44,434,182           --    --       44,434,182
   Health Care....................................   67,175,828           --    --       67,175,828
   Industrials....................................  148,718,156           --    --      148,718,156
   Information Technology.........................   91,102,993           --    --       91,102,993
   Materials......................................   38,037,597 $     54,435    --       38,092,032
   Real Estate....................................    4,269,655           --    --        4,269,655
   Utilities......................................    2,473,149           --    --        2,473,149
Preferred Stocks
   Consumer Discretionary.........................       62,617           --    --           62,617
Temporary Cash Investments........................      249,739           --    --          249,739
Securities Lending Collateral.....................           --  111,832,363    --      111,832,363
                                                   ------------ ------------    --     ------------
TOTAL............................................. $590,827,637 $111,886,798    --     $702,714,435
                                                   ============ ============    ==     ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                  PERCENTAGE
                                                            SHARES    VALUE>>   OF NET ASSETS++
                                                            ------- ----------- ---------------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (5.8%)
      BHP Billiton, Ltd.................................... 146,880 $ 3,389,057       1.1%
      CSL, Ltd.............................................  25,277   3,374,407       1.1%
      Other Securities.....................................          12,440,711       4.0%
                                                                    -----------       ---
TOTAL AUSTRALIA............................................          19,204,175       6.2%
                                                                    -----------       ---
AUSTRIA -- (0.2%)
      Other Securities.....................................             558,624       0.2%
                                                                    -----------       ---
BELGIUM -- (0.9%)
      Anheuser-Busch InBev SA/NV...........................  21,337   1,578,112       0.5%
      Other Securities.....................................           1,234,830       0.4%
                                                                    -----------       ---
TOTAL BELGIUM..............................................           2,812,942       0.9%
                                                                    -----------       ---
CANADA -- (8.0%)
      Canadian National Railway Co.........................  34,122   2,916,749       0.9%
      Canadian Pacific Railway, Ltd........................   7,120   1,459,600       0.5%
      Constellation Software, Inc..........................   2,245   1,545,059       0.5%
      Royal Bank of Canada.................................  24,730   1,801,893       0.6%
#     Royal Bank of Canada.................................  28,696   2,090,217       0.7%
      Other Securities.....................................          16,500,530       5.2%
                                                                    -----------       ---
TOTAL CANADA...............................................          26,314,048       8.4%
                                                                    -----------       ---
DENMARK -- (1.5%)
      Novo Nordisk A.S., Class B...........................  96,747   4,178,170       1.4%
      Other Security.......................................             686,974       0.2%
                                                                    -----------       ---
TOTAL DENMARK..............................................           4,865,144       1.6%
                                                                    -----------       ---
FINLAND -- (0.9%)
      Other Securities.....................................           2,925,695       0.9%
                                                                    -----------       ---
FRANCE -- (9.4%)
      Air Liquide SA.......................................  16,093   1,945,422       0.6%
      Airbus SE............................................  28,052   3,100,145       1.0%
      Danone SA............................................  20,966   1,484,673       0.5%
      Kering SA............................................   3,654   1,624,161       0.5%
      Legrand SA...........................................  25,334   1,654,334       0.5%
      LVMH Moet Hennessy Louis Vuitton SE..................  12,935   3,924,549       1.3%
      Safran SA............................................  11,969   1,546,728       0.5%
#     Vinci SA.............................................  19,122   1,701,847       0.5%
      Other Securities.....................................          14,009,949       4.5%
                                                                    -----------       ---
TOTAL FRANCE...............................................          30,991,808       9.9%
                                                                    -----------       ---
GERMANY -- (7.3%)
      BASF SE..............................................  33,823   2,595,527       0.8%
      Deutsche Post AG.....................................  48,297   1,524,991       0.5%
      Deutsche Telekom AG.................................. 159,217   2,611,426       0.8%
      E.ON SE.............................................. 245,532   2,374,310       0.8%
      Other Securities.....................................          15,025,029       4.8%
                                                                    -----------       ---
TOTAL GERMANY..............................................          24,131,283       7.7%
                                                                    -----------       ---

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                       SHARES    VALUE>>   OF NET ASSETS++
                                                       ------- ----------- ---------------
HONG KONG -- (2.4%)
      AIA Group, Ltd.................................. 284,000 $ 2,160,400       0.7%
      Hong Kong Exchanges & Clearing, Ltd.............  61,620   1,640,741       0.5%
      Other Securities................................           4,126,239       1.3%
                                                               -----------      ----
TOTAL HONG KONG.......................................           7,927,380       2.5%
                                                               -----------      ----
IRELAND -- (0.5%)
      Other Securities................................           1,587,554       0.5%
                                                               -----------      ----
ISRAEL -- (0.4%)
      Other Securities................................           1,258,157       0.4%
                                                               -----------      ----
ITALY -- (1.9%)
      Other Securities................................           6,328,940       2.0%
                                                               -----------      ----
JAPAN -- (21.0%)
      Fast Retailing Co., Ltd.........................   2,900   1,460,165       0.5%
      KDDI Corp ...................................... 108,900   2,635,362       0.8%
      NTT DOCOMO, Inc.................................  58,900   1,460,652       0.5%
      Panasonic Corp.................................. 134,000   1,438,014       0.5%
      SoftBank Group Corp.............................  50,740   4,015,502       1.3%
      Sony Corp.......................................  77,900   4,215,693       1.4%
      Other Securities................................          53,790,780      17.1%
                                                               -----------      ----
TOTAL JAPAN...........................................          69,016,168      22.1%
                                                               -----------      ----
NETHERLANDS -- (3.0%)
      Unilever NV.....................................  69,098   3,716,090       1.2%
      Wolters Kluwer NV...............................  33,743   1,914,394       0.6%
      Other Securities................................           4,068,322       1.3%
                                                               -----------      ----
TOTAL NETHERLANDS.....................................           9,698,806       3.1%
                                                               -----------      ----
NEW ZEALAND -- (0.3%)
      Other Securities................................             901,949       0.3%
                                                               -----------      ----
NORWAY -- (1.0%)
      Other Securities................................           3,390,535       1.1%
                                                               -----------      ----
PORTUGAL -- (0.0%)
      Other Security..................................              52,533       0.0%
                                                               -----------      ----
SINGAPORE -- (1.1%)
      Other Securities................................           3,688,064       1.2%
                                                               -----------      ----
SPAIN -- (2.9%)
      Amadeus IT Group SA.............................  27,999   2,254,608       0.7%
      Telefonica SA................................... 323,082   2,650,257       0.9%
      Other Securities................................           4,493,862       1.4%
                                                               -----------      ----
TOTAL SPAIN...........................................           9,398,727       3.0%
                                                               -----------      ----
SWEDEN -- (2.4%)
      Other Securities................................           8,040,170       2.6%
                                                               -----------      ----
SWITZERLAND -- (8.0%)
    ABB, Ltd..........................................  86,780   1,746,147       0.5%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                               SHARES     VALUE>>    OF NET ASSETS++
                                                              --------- ------------ ---------------
SWITZERLAND -- (Continued)
        Givaudan SA..........................................       814 $  1,973,069        0.6%
        Nestle SA............................................    55,547    4,689,449        1.5%
        Roche Holding AG.....................................    37,433    9,109,785        2.9%
        SGS SA...............................................       633    1,503,406        0.5%
        Sika AG..............................................    16,336    2,094,643        0.7%
        Other Securities.....................................              5,331,577        1.8%
                                                                        ------------      -----
TOTAL SWITZERLAND............................................             26,448,076        8.5%
                                                                        ------------      -----
UNITED KINGDOM -- (15.2%)
        Ashtead Group P.L.C..................................    66,691    1,646,390        0.5%
#       AstraZeneca P.L.C., Sponsored ADR....................    80,431    3,119,114        1.0%
        BAE Systems P.L.C....................................   251,209    1,684,428        0.5%
        BT Group P.L.C.......................................   490,520    1,501,975        0.5%
        Diageo P.L.C., Sponsored ADR.........................    11,691    1,615,229        0.5%
        Experian P.L.C.......................................    65,315    1,502,192        0.5%
#       GlaxoSmithKline P.L.C., Sponsored ADR................   111,159    4,341,871        1.4%
#       Rio Tinto P.L.C., Sponsored ADR......................    35,520    1,750,781        0.6%
        SSE P.L.C............................................   146,178    2,130,606        0.7%
        Unilever P.L.C., Sponsored ADR.......................    49,926    2,645,079        0.9%
        Other Securities.....................................             28,126,174        8.9%
                                                                        ------------      -----
TOTAL UNITED KINGDOM.........................................             50,063,839       16.0%
                                                                        ------------      -----
UNITED STATES -- (0.1%)
        Other Securities.....................................                205,381        0.1%
                                                                        ------------      -----
TOTAL COMMON STOCKS..........................................            309,809,998       99.2%
                                                                        ------------      -----
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
        Other Securities.....................................                678,367        0.2%
                                                                        ------------      -----
UNITED KINGDOM -- (0.0%)
        Other Security.......................................                  7,276        0.0%
                                                                        ------------      -----
TOTAL PREFERRED STOCKS.......................................                685,643        0.2%
                                                                        ------------      -----
TOTAL INVESTMENT SECURITIES..................................            310,495,641

                                                                          VALUE+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)    DFA Short Term Investment Fund....................... 1,603,178   18,548,769        6.0%
                                                                        ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $310,449,331)........................................           $329,044,410      105.4%
                                                                        ============      =====

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------------
                                                          LEVEL 1     LEVEL 2      LEVEL 3    TOTAL
                                                        ----------- ------------ --------- ------------
Common Stocks
   Australia........................................... $   180,496 $ 19,023,679    --     $ 19,204,175
   Austria.............................................          --      558,624    --          558,624
   Belgium.............................................     189,019    2,623,923    --        2,812,942
   Canada..............................................  26,314,048           --    --       26,314,048
   Denmark.............................................          --    4,865,144    --        4,865,144
   Finland.............................................          --    2,925,695    --        2,925,695
   France..............................................          --   30,991,808    --       30,991,808
   Germany.............................................     496,182   23,635,101    --       24,131,283
   Hong Kong...........................................          --    7,927,380    --        7,927,380
   Ireland.............................................          --    1,587,554    --        1,587,554
   Israel..............................................     472,516      785,641    --        1,258,157
   Italy...............................................   1,234,000    5,094,940    --        6,328,940
   Japan...............................................          --   69,016,168    --       69,016,168
   Netherlands.........................................   4,781,792    4,917,014    --        9,698,806
   New Zealand.........................................          --      901,949    --          901,949
   Norway..............................................          --    3,390,535    --        3,390,535
   Portugal............................................          --       52,533    --           52,533
   Singapore...........................................          --    3,688,064    --        3,688,064
   Spain...............................................          --    9,398,727    --        9,398,727
   Sweden..............................................          --    8,040,170    --        8,040,170
   Switzerland.........................................     208,709   26,239,367    --       26,448,076
   United Kingdom......................................  15,288,364   34,775,475    --       50,063,839
   United States.......................................     205,381           --    --          205,381
Preferred Stocks
   Germany.............................................          --      678,367    --          678,367
   United Kingdom......................................          --        7,276    --            7,276
Securities Lending Collateral..........................          --   18,548,769    --       18,548,769
                                                        ----------- ------------    --     ------------
TOTAL.................................................. $49,370,507 $279,673,903    --     $329,044,410
                                                        =========== ============    ==     ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2018

                                                                                 PERCENTAGE
                                                            SHARES   VALUE>>   OF NET ASSETS++
                                                            ------ ----------- ---------------
COMMON STOCKS -- (94.0%)
AUSTRALIA -- (6.0%)
      Other Securities.....................................        $11,490,052       6.3%
                                                                   -----------       ---
AUSTRIA -- (0.9%)
      ANDRITZ AG........................................... 16,049     831,499       0.5%
      Other Securities.....................................            971,824       0.5%
                                                                   -----------       ---
TOTAL AUSTRIA..............................................          1,803,323       1.0%
                                                                   -----------       ---
BELGIUM -- (1.6%)
*     Galapagos NV.........................................  7,154     734,940       0.4%
      Other Securities.....................................          2,294,500       1.3%
                                                                   -----------       ---
TOTAL BELGIUM..............................................          3,029,440       1.7%
                                                                   -----------       ---
CANADA -- (8.6%)
      FirstService Corp....................................  7,005     513,915       0.3%
      Parkland Fuel Corp................................... 25,400     853,002       0.5%
      TFI International, Inc............................... 17,014     566,207       0.3%
      Other Securities.....................................         14,736,459       8.0%
                                                                   -----------       ---
TOTAL CANADA...............................................         16,669,583       9.1%
                                                                   -----------       ---
DENMARK -- (2.4%)
      Ambu A.S., Class B................................... 31,039     646,595       0.4%
      GN Store Nord A.S.................................... 30,923   1,311,712       0.7%
      Royal Unibrew A.S.................................... 10,392     737,439       0.4%
      SimCorp A.S..........................................  8,945     688,721       0.4%
      Topdanmark A.S....................................... 11,942     567,646       0.3%
      Other Securities.....................................            710,547       0.4%
                                                                   -----------       ---
TOTAL DENMARK..............................................          4,662,660       2.6%
                                                                   -----------       ---
FINLAND -- (2.0%)
      Amer Sports Oyj...................................... 18,884     701,952       0.4%
      Nokian Renkaat Oyj................................... 19,772     628,915       0.3%
      Orion Oyj, Class B................................... 15,778     542,752       0.3%
      Other Securities.....................................          2,038,404       1.1%
                                                                   -----------       ---
TOTAL FINLAND..............................................          3,912,023       2.1%
                                                                   -----------       ---
FRANCE -- (4.1%)
      Alten SA.............................................  6,771     652,524       0.4%
      Euronext NV.......................................... 13,342     820,966       0.5%
      Eutelsat Communications SA........................... 25,475     515,986       0.3%
      Ingenico Group SA.................................... 11,436     809,383       0.4%
      Lagardere SCA........................................ 22,782     622,740       0.3%
      Other Securities.....................................          4,583,812       2.5%
                                                                   -----------       ---
TOTAL FRANCE...............................................          8,005,411       4.4%
                                                                   -----------       ---
GERMANY -- (6.0%)
      Bechtle AG...........................................  6,771     601,315       0.3%
      Hugo Boss AG......................................... 14,594   1,042,938       0.6%
      Nemetschek SE........................................  4,433     582,751       0.3%
      ProSiebenSat.1 Media SE.............................. 32,597     752,713       0.4%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                       SHARES   VALUE>>   OF NET ASSETS++
                                                       ------ ----------- ---------------
GERMANY -- (Continued)
      Scout24 AG...................................... 19,365 $   802,551       0.4%
      Other Securities................................          7,715,612       4.3%
                                                              -----------      ----
TOTAL GERMANY.........................................         11,497,880       6.3%
                                                              -----------      ----
HONG KONG -- (2.2%)
      Other Securities................................          4,248,418       2.3%
                                                              -----------      ----
IRELAND -- (0.4%)
      Glanbia P.L.C................................... 29,000     512,731       0.3%
      Other Securities................................            237,978       0.1%
                                                              -----------      ----
TOTAL IRELAND.........................................            750,709       0.4%
                                                              -----------      ----
ISRAEL -- (0.9%)
      Other Securities................................          1,777,532       1.0%
                                                              -----------      ----
ITALY -- (3.9%)
      Other Securities................................          7,443,056       4.1%
                                                              -----------      ----
JAPAN -- (23.6%)
      Other Securities................................         45,341,089      24.8%
                                                              -----------      ----
NETHERLANDS -- (2.3%)
      Aalberts Industries NV.......................... 20,954     768,134       0.4%
      Other Securities................................          3,645,696       2.0%
                                                              -----------      ----
TOTAL NETHERLANDS.....................................          4,413,830       2.4%
                                                              -----------      ----
NEW ZEALAND -- (0.6%)
      Other Securities................................          1,154,153       0.6%
                                                              -----------      ----
NORWAY -- (1.0%)
      Other Securities................................          1,946,437       1.1%
                                                              -----------      ----
PORTUGAL -- (0.4%)
      Other Securities................................            721,968       0.4%
                                                              -----------      ----
SINGAPORE -- (0.7%)
      Other Securities................................          1,333,434       0.7%
                                                              -----------      ----
SPAIN -- (2.2%)
      Cellnex Telecom SA.............................. 32,639     811,937       0.5%
      Other Securities................................          3,501,502       1.9%
                                                              -----------      ----
TOTAL SPAIN...........................................          4,313,439       2.4%
                                                              -----------      ----
SWEDEN -- (2.8%)
      Other Securities................................          5,343,524       2.9%
                                                              -----------      ----
SWITZERLAND -- (4.3%)
#     dormakaba Holding AG............................    774     558,395       0.3%
      Georg Fischer AG................................    789     734,043       0.4%
      Sunrise Communications Group AG.................  7,433     654,266       0.4%
      VAT Group AG....................................  5,678     569,743       0.3%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                              SHARES    VALUE>>    OF NET ASSETS++
                                                              ------- ------------ ---------------
SWITZERLAND -- (Continued)
        Other Securities.....................................         $  5,716,087        3.1%
                                                                      ------------      -----
TOTAL SWITZERLAND............................................            8,232,534        4.5%
                                                                      ------------      -----
UNITED KINGDOM -- (17.1%)
        Auto Trader Group P.L.C.............................. 191,532    1,000,824        0.6%
        B&M European Value Retail SA......................... 138,918      739,218        0.4%
        Britvic P.L.C........................................  53,991      545,075        0.3%
        Electrocomponents P.L.C..............................  90,631      717,566        0.4%
        G4S P.L.C............................................ 261,515      717,690        0.4%
        Hays P.L.C........................................... 269,645      564,673        0.3%
        HomeServe P.L.C......................................  60,623      735,915        0.4%
        Howden Joinery Group P.L.C........................... 127,071      760,863        0.4%
        IMI P.L.C............................................  52,460      665,112        0.4%
        Jardine Lloyd Thompson Group P.L.C...................  23,397      563,795        0.3%
        NEX Group P.L.C......................................  43,589      632,149        0.3%
*       Ocado Group P.L.C....................................  92,896    1,013,932        0.6%
        Rightmove P.L.C...................................... 174,578    1,007,764        0.6%
        Rotork P.L.C......................................... 176,677      676,517        0.4%
        Spirax-Sarco Engineering P.L.C.......................  11,041      911,965        0.5%
        SSP Group P.L.C......................................  94,686      807,282        0.4%
        Tate & Lyle P.L.C....................................  85,537      735,454        0.4%
        Victrex P.L.C........................................  17,794      601,904        0.3%
        WH Smith P.L.C.......................................  22,453      558,122        0.3%
        Other Securities.....................................           18,903,184       10.3%
                                                                      ------------      -----
TOTAL UNITED KINGDOM.........................................           32,859,004       18.0%
                                                                      ------------      -----
TOTAL COMMON STOCKS..........................................          180,949,499       99.1%
                                                                      ------------      -----
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
        Other Securities.....................................              755,082        0.4%
                                                                      ------------      -----
UNITED KINGDOM -- (0.0%)
        Other Security.......................................                1,427        0.0%
                                                                      ------------      -----
TOTAL PREFERRED STOCKS.......................................              756,509        0.4%
                                                                      ------------      -----
RIGHTS/WARRANTS -- (0.0%)
        Other Securities.....................................               15,196        0.0%
                                                                      ------------      -----
TOTAL INVESTMENT SECURITIES..................................          181,721,204
                                                                      ------------

                                                                        VALUE+
                                                                      ------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)    DFA Short Term Investment Fund....................... 924,368   10,694,935        5.9%
                                                                      ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $182,854,064)........................................         $192,416,139      105.4%
                                                                      ============      =====

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------------
                                           LEVEL 1     LEVEL 2      LEVEL 3    TOTAL
                                         ----------- ------------ --------- ------------
Common Stocks
   Australia............................          -- $ 11,490,052    --     $ 11,490,052
   Austria..............................          --    1,803,323    --        1,803,323
   Belgium.............................. $   734,940    2,294,500    --        3,029,440
   Canada...............................  16,669,583           --    --       16,669,583
   Denmark..............................          --    4,662,660    --        4,662,660
   Finland..............................          --    3,912,023    --        3,912,023
   France...............................          --    8,005,411    --        8,005,411
   Germany..............................          --   11,497,880    --       11,497,880
   Hong Kong............................          --    4,248,418    --        4,248,418
   Ireland..............................          --      750,709    --          750,709
   Israel...............................          --    1,777,532    --        1,777,532
   Italy................................          --    7,443,056    --        7,443,056
   Japan................................      66,574   45,274,515    --       45,341,089
   Netherlands..........................          --    4,413,830    --        4,413,830
   New Zealand..........................          --    1,154,153    --        1,154,153
   Norway...............................          --    1,946,437    --        1,946,437
   Portugal.............................          --      721,968    --          721,968
   Singapore............................          --    1,333,434    --        1,333,434
   Spain................................          --    4,313,439    --        4,313,439
   Sweden...............................          --    5,343,524    --        5,343,524
   Switzerland..........................          --    8,232,534    --        8,232,534
   United Kingdom.......................          --   32,859,004    --       32,859,004
Preferred Stocks
   Germany..............................          --      755,082    --          755,082
   United Kingdom.......................          --        1,427    --            1,427
Rights/Warrants
   Canada...............................          --          874    --              874
   Spain................................          --       12,839    --           12,839
   Sweden...............................          --        1,483    --            1,483
Securities Lending Collateral...........          --   10,694,935    --       10,694,935
                                         ----------- ------------    --     ------------
TOTAL................................... $17,471,097 $174,945,042    --     $192,416,139
                                         =========== ============    ==     ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                            INTERNATIONAL  INTERNATIONAL
                                              U.S. LARGE CAP U.S. SMALL CAP   LARGE CAP      SMALL CAP
                                                  GROWTH         GROWTH        GROWTH         GROWTH
                                                PORTFOLIO*     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                              -------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $146,403,
  $173,520, $19,467 and $15,627 of
  securities on loan, respectively).......... $    1,956,227 $      590,632 $      310,496 $      181,721
Temporary Cash Investments at Value & Cost...          3,629            250             --             --
Collateral from Securities on Loan Invested
  in Affiliate at
   Value (including cost of $78,982,
     $111,831, $18,548 and $10,695)..........         78,983        111,832         18,549         10,695
Foreign Currencies at Value..................             --             --            482             88
Cash.........................................             --             --              1             --
Receivables:
   Investment Securities Sold................          3,146            981          1,009          1,622
   Dividends and Interest....................          2,545             97            983            392
   Securities Lending Income.................             20             35              8             47
   Fund Shares Sold..........................          2,810            608            468             92
Prepaid Expenses and Other Assets............             27             25             16             16
                                              -------------- -------------- -------------- --------------
       Total Assets..........................      2,047,387        704,460        332,012        194,673
                                              -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..........         78,979        111,836         18,549         10,696
   Investment Securities Purchased...........          5,065            237            355            759
   Fund Shares Redeemed......................          1,452            377            409             58
   Due to Advisor............................            292            182             61             74
   Line of Credit............................             --             --            294            524
Unrealized Loss on Foreign Currency
  Contracts..................................             --             --              1              1
Accrued Expenses and Other Liabilities.......            157             62             41             34
                                              -------------- -------------- -------------- --------------
       Total Liabilities.....................         85,945        112,694         19,710         12,146
                                              -------------- -------------- -------------- --------------
NET ASSETS................................... $    1,961,442 $      591,766 $      312,302 $      182,527
                                              ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Institutional Class Shares -- based on net
  assets of $1,961,442; $591,766; $312,302
  and $182,527 and shares outstanding of
  99,157,979, 32,526,702, 26,394,822 and
  13,112,271, respectively................... $        19.78 $        18.19 $        11.83 $        13.92
                                              ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED..................  1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000
                                              ============== ============== ============== ==============
Investments at Cost.......................... $    1,501,742 $      505,549 $      291,901 $      172,159
                                              ============== ============== ============== ==============
Foreign Currencies at Cost................... $           -- $           -- $          482 $           88
                                              ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................. $    1,457,851 $      484,241 $      306,823 $      168,178
Total Distributable Earnings (Loss)..........        503,591        107,525          5,479         14,349
                                              -------------- -------------- -------------- --------------
NET ASSETS................................... $    1,961,442 $      591,766 $      312,302 $      182,527
                                              ============== ============== ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                          INTERNATIONAL INTERNATIONAL
                                                            U.S. LARGE CAP U.S. SMALL CAP   LARGE CAP     SMALL CAP
                                                                GROWTH         GROWTH        GROWTH        GROWTH
                                                              PORTFOLIO#     PORTFOLIO#    PORTFOLIO#    PORTFOLIO#
                                                            -------------- -------------- ------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $4, $0,
     $802 and $401, respectively)..........................    $ 38,382       $  6,008      $  8,582      $  4,515
   Income from Securities Lending..........................         378            739           169           555
                                                               --------       --------      --------      --------
          Total Investment Income..........................      38,760          6,747         8,751         5,070
                                                               --------       --------      --------      --------
FUND EXPENSES
   Investment Management Fees..............................       3,254          2,037           842           965
   Accounting & Transfer Agent Fees........................         143             49            37            24
   Custodian Fees..........................................          23             11            39            50
   Filing Fees.............................................          80             51            38            35
   Shareholders' Reports...................................          76             28            21            15
   Directors'/Trustees' Fees & Expenses....................           7              1             2             1
   Professional Fees.......................................          27              9             7             5
   Other...................................................          50             18            12            10
                                                               --------       --------      --------      --------
          Total Fund Expenses..............................       3,660          2,204           998         1,105
                                                               --------       --------      --------      --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)..............................................          60             --            12           (43)
   Fees Paid Indirectly (Note C)...........................          --             --           (16)          (11)
                                                               --------       --------      --------      --------
   Net Expenses............................................       3,720          2,204           994         1,051
                                                               --------       --------      --------      --------
   NET INVESTMENT INCOME (LOSS)............................      35,040          4,543         7,757         4,019
                                                               --------       --------      --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**........................      50,881         24,081         2,282         4,929
       Affiliated Investment Companies Shares Sold.........          (5)            (6)           (1)           (1)
       Futures.............................................          --             --             1             9
       Foreign Currency Transactions.......................          --             --          (119)          (31)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..........      94,207        (25,140)      (33,917)      (25,877)
       Affiliated Investment Companies Shares..............          (1)            (1)            1            --
       Translation of Foreign Currency Denominated
         Amounts...........................................          --             --           (16)           (6)
                                                               --------       --------      --------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).................     145,082         (1,066)      (31,769)      (20,977)
                                                               --------       --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $180,122       $  3,477      $(24,012)     $(16,958)
                                                               ========       ========      ========      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                              U.S. LARGE CAP        U.S. SMALL CAP    INTERNATIONAL LARGE
                                                             GROWTH PORTFOLIO      GROWTH PORTFOLIO   CAP GROWTH PORTFOLIO
                                                          ----------------------  ------------------  ------------------
                                                             YEAR        YEAR       YEAR      YEAR      YEAR       YEAR
                                                             ENDED       ENDED      ENDED     ENDED     ENDED      ENDED
                                                            OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                             2018        2017       2018      2017      2018       2017
                                                          ----------  ----------  --------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $   35,040  $   24,682  $  4,543  $  3,531  $  7,757   $  6,231
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................     50,881       8,844    24,081     5,379     2,282        699
       Affiliated Investment Companies Shares Sold.......         (5)          7        (6)        1        (1)        --
       Futures...........................................         --          --        --       (27)        1         42
       Foreign Currency Transactions.....................         --          --        --        --      (119)       (70)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........     94,207     262,156   (25,140)   83,166   (33,917)    50,579
       Affiliated Investment Companies Shares............         (1)        (18)       (1)      (10)        1         (2)
       Translation of Foreign Currency
         Denominated Amounts.............................         --          --        --        --       (16)        14
                                                          ----------  ----------  --------  --------  --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................    180,122     295,671     3,477    92,040   (24,012)    57,493
                                                          ----------  ----------  --------  --------  --------   --------
Distributions:/^/
       Institutional Class Shares........................    (37,696)    (24,288)   (9,615)   (5,239)   (7,557)    (5,943)
                                                          ----------  ----------  --------  --------  --------   --------
          Total Distributions............................    (37,696)    (24,288)   (9,615)   (5,239)   (7,557)    (5,943)
                                                          ----------  ----------  --------  --------  --------   --------
Capital Share Transactions (1):
   Shares Issued.........................................    481,639     484,563   165,165   163,136    72,856     97,181
   Shares Issued in Lieu of Cash Distributions...........     37,385      24,063     9,537     5,189     7,482      5,883
   Shares Redeemed.......................................   (345,263)   (237,334)  (84,935)  (66,013)  (59,263)   (57,704)
                                                          ----------  ----------  --------  --------  --------   --------
          Net Increase (Decrease) from Capital
            Share Transactions...........................    173,761     271,292    89,767   102,312    21,075     45,360
                                                          ----------  ----------  --------  --------  --------   --------
          Total Increase (Decrease) in Net Assets........    316,187     542,675    83,629   189,113   (10,494)    96,910
NET ASSETS
   Beginning of Year.....................................  1,645,255   1,102,580   508,137   319,024   322,796    225,886
                                                          ----------  ----------  --------  --------  --------   --------
   End of Year........................................... $1,961,442  $1,645,255  $591,766  $508,137  $312,302   $322,796
                                                          ==========  ==========  ========  ========  ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................     24,255      29,120     8,591     9,709     5,568      8,467
   Shares Issued in Lieu of Cash Distributions...........      1,876       1,437       508       308       580        493
   Shares Redeemed.......................................    (17,262)    (14,216)   (4,415)   (3,939)   (4,574)    (5,090)
                                                          ----------  ----------  --------  --------  --------   --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................      8,869      16,341     4,684     6,078     1,574      3,870
                                                          ==========  ==========  ========  ========  ========   ========

                                                          INTERNATIONAL SMALL
                                                          CAP GROWTH PORTFOLIO
                                                          ------------------
                                                            YEAR       YEAR
                                                            ENDED      ENDED
                                                           OCT 31,    OCT 31,
                                                            2018       2017
                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $  4,019   $  2,794
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................    4,929      4,663
       Affiliated Investment Companies Shares Sold.......       (1)        (1)
       Futures...........................................        9        (24)
       Foreign Currency Transactions.....................      (31)        30
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........  (25,877)    27,588
       Affiliated Investment Companies Shares............       --         (2)
       Translation of Foreign Currency
         Denominated Amounts.............................       (6)         8
                                                          --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................  (16,958)    35,056
                                                          --------   --------
Distributions:/^/
       Institutional Class Shares........................   (8,314)    (3,028)
                                                          --------   --------
          Total Distributions............................   (8,314)    (3,028)
                                                          --------   --------
Capital Share Transactions (1):
   Shares Issued.........................................   54,391     43,796
   Shares Issued in Lieu of Cash Distributions...........    8,278      3,000
   Shares Redeemed.......................................  (32,640)   (19,751)
                                                          --------   --------
          Net Increase (Decrease) from Capital
            Share Transactions...........................   30,029     27,045
                                                          --------   --------
          Total Increase (Decrease) in Net Assets........    4,757     59,073
NET ASSETS
   Beginning of Year.....................................  177,770    118,697
                                                          --------   --------
   End of Year........................................... $182,527   $177,770
                                                          ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................    3,434      3,116
   Shares Issued in Lieu of Cash Distributions...........      534        216
   Shares Redeemed.......................................   (2,086)    (1,456)
                                                          --------   --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................    1,882      1,876
                                                          ========   ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0, $0 and $0, respectively
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2017 of $0, $0, $0 and $0, respectively
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note L in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. LARGE CAP GROWTH PORTFOLIO
                                                             ------------------------------------------------------
                                                                YEAR        YEAR        YEAR       YEAR      YEAR
                                                                ENDED       ENDED       ENDED      ENDED     ENDED
                                                               OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                                2018        2017        2016       2015      2014
-                                                            ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Period........................ $    18.22  $    14.91  $    14.82  $  14.31  $  12.56
                                                             ----------  ----------  ----------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................       0.37        0.30        0.27      0.26      0.23
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       1.59        3.30        0.17      0.56      1.73
                                                             ----------  ----------  ----------  --------  --------
       Total from Investment Operations.....................       1.96        3.60        0.44      0.82      1.96
                                                             ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.35)      (0.29)      (0.27)    (0.24)    (0.21)
   Net Realized Gains.......................................      (0.05)         --       (0.08)    (0.07)       --
                                                             ----------  ----------  ----------  --------  --------
       Total Distributions..................................      (0.40)      (0.29)      (0.35)    (0.31)    (0.21)
                                                             ----------  ----------  ----------  --------  --------
Net Asset Value, End of Period.............................. $    19.78  $    18.22  $    14.91  $  14.82  $  14.31
                                                             ==========  ==========  ==========  ========  ========
Total Return................................................      10.72%      24.34%       3.00%     5.79%    15.70%
                                                             ----------  ----------  ----------  --------  --------
Net Assets, End of Period (thousands)....................... $1,961,442  $1,645,255  $1,102,580  $737,537  $508,736
Ratio of Expenses to Average Net Assets.....................       0.19%       0.20%       0.20%     0.20%     0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
   Waived Fees Recovered by Advisor)........................       0.19%       0.19%       0.20%     0.20%     0.22%
Ratio of Net Investment Income to Average Net Assets........       1.83%       1.78%       1.86%     1.77%     1.69%
Portfolio Turnover Rate.....................................         19%         14%         14%       15%        8%
                                                             ----------  ----------  ----------  --------  --------

                                                                      U.S. SMALL CAP GROWTH PORTFOLIO
                                                             ------------------------------------------------
                                                               YEAR      YEAR      YEAR      YEAR      YEAR
                                                               ENDED     ENDED     ENDED     ENDED     ENDED
                                                              OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                               2018      2017      2016      2015      2014
-                                                            --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................ $  18.25  $  14.66  $  14.74  $  14.30  $  13.47
                                                             --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A).........................     0.15      0.14      0.14      0.10      0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     0.12      3.68      0.02      0.51      0.93
                                                             --------  --------  --------  --------  --------
       Total from Investment Operations.....................     0.27      3.82      0.16      0.61      1.02
                                                             --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.15)    (0.14)    (0.14)    (0.10)    (0.09)
   Net Realized Gains.......................................    (0.18)    (0.09)    (0.10)    (0.07)    (0.10)
                                                             --------  --------  --------  --------  --------
       Total Distributions..................................    (0.33)    (0.23)    (0.24)    (0.17)    (0.19)
                                                             --------  --------  --------  --------  --------
Net Asset Value, End of Period.............................. $  18.19  $  18.25  $  14.66  $  14.74  $  14.30
                                                             ========  ========  ========  ========  ========
Total Return................................................     1.43%    26.15%     1.12%     4.31%     7.64%
                                                             --------  --------  --------  --------  --------
Net Assets, End of Period (thousands)....................... $591,766  $508,137  $319,024  $251,815  $181,619
Ratio of Expenses to Average Net Assets.....................     0.38%     0.39%     0.40%     0.40%     0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
   Waived Fees Recovered by Advisor)........................     0.38%     0.39%     0.39%     0.40%     0.41%
Ratio of Net Investment Income to Average Net Assets........     0.78%     0.85%     0.95%     0.70%     0.66%
Portfolio Turnover Rate.....................................       23%       27%       47%       16%       19%
                                                             --------  --------  --------  --------  --------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                                                        ---------------------------------------------------
                                                          YEAR       YEAR      YEAR       YEAR       YEAR
                                                          ENDED      ENDED     ENDED      ENDED      ENDED
                                                         OCT 31,    OCT 31,   OCT 31,    OCT 31,    OCT 31,
                                                          2018       2017      2016       2015       2014
-                                                       --------   --------  --------   --------   --------
Net Asset Value, Beginning of Period................... $  13.00   $  10.78  $  11.19   $  11.68   $  11.81
                                                        --------   --------  --------   --------   --------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)....................     0.30       0.27      0.27       0.28       0.31
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................    (1.18)      2.21     (0.43)     (0.43)     (0.16)
                                                        --------   --------  --------   --------   --------
       Total from Investment Operations................    (0.88)      2.48     (0.16)     (0.15)      0.15
                                                        --------   --------  --------   --------   --------
Less Distributions:
-------------------
   Net Investment Income...............................    (0.29)     (0.26)    (0.25)     (0.27)     (0.28)
   Net Realized Gains..................................       --         --        --      (0.07)        --
                                                        --------   --------  --------   --------   --------
       Total Distributions.............................    (0.29)     (0.26)    (0.25)     (0.34)     (0.28)
                                                        --------   --------  --------   --------   --------
Net Asset Value, End of Period......................... $  11.83   $  13.00  $  10.78   $  11.19   $  11.68
                                                        ========   ========  ========   ========   ========
Total Return...........................................    (6.92%)    23.23%    (1.43%)    (1.29%)     1.21%
                                                        --------   --------  --------   --------   --------
Net Assets, End of Period (thousands).................. $312,302   $322,796  $225,886   $168,129   $141,264
Ratio of Expenses to Average Net Assets................     0.30%      0.30%     0.30%      0.30%      0.30%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and Fees
  Paid Indirectly).....................................     0.30%      0.31%     0.33%      0.34%      0.37%
Ratio of Net Investment Income to Average Net Assets...     2.30%      2.29%     2.47%      2.45%      2.59%
Portfolio Turnover Rate................................       19%        21%       20%        37%        20%
                                                        --------   --------  --------   --------   --------

                                                            INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                                                        -----------------------------------------------
                                                          YEAR       YEAR      YEAR     YEAR      YEAR
                                                          ENDED      ENDED     ENDED    ENDED     ENDED
                                                         OCT 31,    OCT 31,   OCT 31,  OCT 31,   OCT 31,
                                                          2018       2017      2016     2015      2014
-                                                       --------   --------  --------  -------  -------
Net Asset Value, Beginning of Period................... $  15.83   $  12.69  $  12.45  $ 11.98  $ 12.22
                                                        --------   --------  --------  -------  -------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)....................     0.33       0.28      0.25     0.28     0.25
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................    (1.53)      3.16      0.38     0.55    (0.26)
                                                        --------   --------  --------  -------  -------
       Total from Investment Operations................    (1.20)      3.44      0.63     0.83    (0.01)
                                                        --------   --------  --------  -------  -------
Less Distributions:
-------------------
   Net Investment Income...............................    (0.32)     (0.28)    (0.24)   (0.25)   (0.23)
   Net Realized Gains..................................    (0.39)     (0.02)    (0.15)   (0.11)      --
                                                        --------   --------  --------  -------  -------
       Total Distributions.............................    (0.71)     (0.30)    (0.39)   (0.36)   (0.23)
                                                        --------   --------  --------  -------  -------
Net Asset Value, End of Period......................... $  13.92   $  15.83  $  12.69  $ 12.45  $ 11.98
                                                        ========   ========  ========  =======  =======
Total Return...........................................    (8.00%)    27.49%     5.21%    7.09%   (0.18%)
                                                        --------   --------  --------  -------  -------
Net Assets, End of Period (thousands).................. $182,527   $177,770  $118,697  $92,466  $65,678
Ratio of Expenses to Average Net Assets................     0.55%      0.55%     0.55%    0.55%    0.55%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and Fees
  Paid Indirectly).....................................     0.57%      0.63%     0.65%    0.67%    0.72%
Ratio of Net Investment Income to Average Net Assets...     2.08%      1.97%     2.04%    2.24%    2.00%
Portfolio Turnover Rate................................       30%        27%       29%      30%      29%
                                                        --------   --------  --------  -------  -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund offers one hundred and two operational portfolios, four of which, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios"), are included in this report. The remaining ninety-eight portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio (the "Domestic Equity Portfolios") and International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios use data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA

International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Cap Growth Portfolio........................ 0.17%
U.S. Small Cap Growth Portfolio........................ 0.35%
International Large Cap Growth Portfolio............... 0.25%
International Small Cap Growth Portfolio............... 0.50%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2019, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

   During the year ended October 31, 2018 the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018 and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018 are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                     NET WAIVED FEES/
                                                                     EXPENSES ASSUMED     PREVIOUSLY
                                                        RECOVERY        (RECOVERED       WAIVED FEES/
                                          EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                         LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                 AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------               ---------- ---------------- ----------------- -----------------
U.S. Large Cap Growth Portfolio.........    0.20%         $62              $(60)               --
U.S. Small Cap Growth Portfolio.........    0.40%          --                --                --
International Large Cap Growth
  Portfolio.............................    0.30%          29               (12)             $117
International Small Cap Growth
  Portfolio.............................    0.55%           9                43               271

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2018, expenses reduced were as follows (amounts in thousands):

                                                                       FEES PAID
                                                                       INDIRECTLY
                                                                       ----------
International Large Cap Growth Portfolio..............................    $16
International Small Cap Growth Portfolio..............................     11

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Cap Growth Portfolio....................................... $15
U.S. Small Cap Growth Portfolio.......................................   5

International Large Cap Growth Portfolio................................... $3
International Small Cap Growth Portfolio...................................  2

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                                  OTHER INVESTMENT SECURITIES
                                                                  ---------------------------
                                                                  PURCHASES       SALES
                                                                  ---------        --------
U.S. Large Cap Growth Portfolio.................................. $543,316       $354,104
U.S. Small Cap Growth Portfolio..................................  234,357        132,374
International Large Cap Growth Portfolio.........................   84,907         64,728
International Small Cap Growth Portfolio.........................   84,687         57,776

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2018, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                    CHANGE IN
                                                     NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                     BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                      10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION     2018         2018      INCOME  DISTRIBUTIONS
                     ---------- --------- ---------- ------------ ------------- ----------- ------------ -------- -------------
U.S. LARGE CAP
  GROWTH PORTFOLIO
The DFA Short Term
  Investment Fund     $103,658  $630,160   $654,829      $(5)          $(1)      $ 78,983      6,827      $1,484       --
                      --------  --------   --------      ---           ---       --------      -----      ------       --
TOTAL                 $103,658  $630,160   $654,829      $(5)          $(1)      $ 78,983      6,827      $1,484       --
                      ========  ========   ========      ===           ===       ========      =====      ======       ==
U.S. SMALL CAP
  GROWTH PORTFOLIO
The DFA Short Term
  Investment Fund     $ 76,457  $460,442   $425,060      $(6)          $(1)      $111,832      9,666      $1,721       --
                      --------  --------   --------      ---           ---       --------      -----      ------       --
TOTAL                 $ 76,457  $460,442   $425,060      $(6)          $(1)      $111,832      9,666      $1,721       --
                      ========  ========   ========      ===           ===       ========      =====      ======       ==
INTERNATIONAL LARGE
  CAP GROWTH
  PORTFOLIO
The DFA Short Term
  Investment Fund     $ 24,500  $211,417   $217,368      $(1)          $ 1       $ 18,549      1,603      $  359       --
                      --------  --------   --------      ---           ---       --------      -----      ------       --
TOTAL                 $ 24,500  $211,417   $217,368      $(1)          $ 1       $ 18,549      1,603      $  359       --
                      ========  ========   ========      ===           ===       ========      =====      ======       ==
INTERNATIONAL SMALL
  CAP GROWTH
  PORTFOLIO
The DFA Short Term
  Investment Fund     $ 16,108  $ 50,194   $ 55,606      $(1)           --       $ 10,695        924      $  272       --
                      --------  --------   --------      ---           ---       --------      -----      ------       --
TOTAL                 $ 16,108  $ 50,194   $ 55,606      $(1)           --       $ 10,695        924      $  272       --
                      ========  ========   ========      ===           ===       ========      =====      ======       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM   TAX EXEMPT
                                         CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                         -------------- ------------- ---------- -------
U.S. Large Cap Growth Portfolio
2017....................................    $24,288            --         --     $24,288
2018....................................     33,295        $4,401         --      37,696
U.S. Small Cap Growth Portfolio
2017....................................      3,400         1,839         --       5,239
2018....................................      4,421         5,194         --       9,615
International Large Cap Growth Portfolio
2017....................................      5,943            --         --       5,943
2018....................................      7,557            --         --       7,557
International Small Cap Growth Portfolio
2017....................................      2,806           222         --       3,028
2018....................................      3,861         4,453         --       8,314

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                   -------------- ------------- -------
U.S. Large Cap Growth Portfolio...................    $(3,585)       $(1,346)   $(4,931)
U.S. Small Cap Growth Portfolio...................       (166)        (1,622)    (1,788)
International Large Cap Growth Portfolio..........       (184)            --       (184)
International Small Cap Growth Portfolio..........       (405)          (142)      (547)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                               UNDISTRIBUTED                                               TOTAL NET
                               NET INVESTMENT                                            DISTRIBUTABLE
                                 INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                 SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                               CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                               -------------- ------------- ------------- -------------- -------------
U. S. Large Cap Growth
  Portfolio...................      $399         $48,701            --       $454,505      $503,605
U.S. Small Cap Growth
  Portfolio...................        --          22,458            --         85,072       107,530
International Large Cap Growth
   Portfolio..................       481              --      $(13,395)        18,396         5,482
International Small Cap Growth
   Portfolio..................       185           4,753            --          9,413        14,351

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                              UNLIMITED  TOTAL
                                              --------- -------
U.S. Large Cap Growth Portfolio..............       --       --
U.S. Small Cap Growth Portfolio..............       --       --
International Large Cap Growth Portfolio.....  $13,395  $13,395
International Small Cap Growth Portfolio.....       --       --

   During the year ended October 31, 2018, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

International Large Cap Growth Portfolio.................... $2,276

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                          NET
                                                                                       UNREALIZED
                                               FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                               TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                              ---------- ------------ -------------- --------------
U.S. Large Cap Growth Portfolio.............. $1,584,335   $504,328      $(49,824)      $454,504
U.S. Small Cap Growth Portfolio..............    617,643    117,995       (32,924)        85,071
International Large Cap Growth Portfolio.....    310,630     43,308       (24,894)        18,414
International Small Cap Growth Portfolio.....    182,998     25,262       (15,843)         9,419

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal periods remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the the International Equity Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The International Equity Portfolios may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates. The International Equity Portfolios may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. Additionally, the International Equity Portfolios may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The decision to hedge an International Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the International Equity Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the International Equity Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. government securities to equal to the minimum "initial margin" requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolios to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the year ended October 31, 2018:

                                                        REALIZED GAIN (LOSS) ON
                                                            DERIVATIVES
-                                                       ----------------------
                                                                   EQUITY
                                                        TOTAL   CONTRACTS (1)
                                                        -----   -------------
International Large Cap Growth Portfolio...............  $1          $1*
International Small Cap Growth Portfolio...............   9           9*

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
* As of October 31, 2018, there were no futures contracts outstanding. During the year ended October 31, 2018, the Portfolios had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                      WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                       AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                    INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                    ------------- ------------ ------------ -------- ---------------
U.S. Large Cap Growth Portfolio....     2.47%        $1,677         27        $ 3        $3,536
U.S. Small Cap Growth Portfolio....     2.57%           410          9         --         1,021
International Large Cap Growth
  Portfolio........................     2.72%           798         12          1         3,598
International Small Cap Growth
  Portfolio........................     2.51%           450         24          1         1,924

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   As of October 31, 2018, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio had loans outstanding in the amounts of $294 and $524 (in thousands), respectively.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2018, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2018, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                --------- ------- --------------------
U.S. Large Cap Growth Portfolio.........  $28,754  $80,411       $11,819
U.S. Small Cap Growth Portfolio.........   43,797   52,155        (3,502)
International Large Cap Growth
  Portfolio.............................   16,155   16,589          (750)
International Small Cap Growth
  Portfolio.............................    5,578    7,609            71

J. SECURITIES LENDING:

   As of October 31, 2018, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                  UNINVESTED
                                                        MARKET  (OVERINVESTED)
                                                        VALUE        CASH
                                                        ------- --------------
U.S. Large Cap Growth Portfolio........................ $70,855        --
U.S. Small Cap Growth Portfolio........................  65,805        --
International Large Cap Growth Portfolio...............   2,273     $(621)
International Small Cap Growth Portfolio...............   6,031       123

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, a Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018:

                                              REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                           AS OF OCTOBER 31, 2018
                                          ---------------------------------------------------------
                                          OVERNIGHT AND            BETWEEN
                                           CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                          ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
U.S. LARGE CAP GROWTH PORTFOLIO
   Common Stocks......................... $ 78,983,178     --         --         --    $ 78,983,178
U.S. SMALL CAP GROWTH PORTFOLIO
   Common Stocks.........................  111,832,363     --         --         --     111,832,363
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
   Common Stocks.........................   18,548,769     --         --         --      18,548,769
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
   Common Stocks.........................   10,694,935     --         --         --      10,694,935

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                  DISTRIBUTIONS FROM:
                                       ----------------------------------------
                                          NET        NET        NET
                                       INVESTMENT SHORT-TERM LONG-TERM
                                         INCOME     GAINS      GAINS     TOTAL
                                       ---------- ---------- --------- --------
U.S. Large Cap Growth Portfolio -
  Institutional Class.................  $(24,288)     --           --  $(24,288)
U.S. Small Cap Growth Portfolio -
  Institutional Class.................    (3,400)     --      $(1,839)   (5,239)
International Large Cap Growth
  Portfolio - Institutional Class.....    (5,943)     --           --    (5,943)
International Small Cap Growth
  Portfolio - Institutional Class.....    (2,806)     --         (222)   (3,028)

                                                                  UNDISTRIBUTED
                                                                  NET INVESTMENT
                                                                      INCOME
                                                                  (DISTRIBUTIONS
                                                                   IN EXCESS OF
                                                                  NET INVESTMENT
                                                                     INCOME)
                                                                  --------------
U.S. Large Cap Growth Portfolio..................................     $1,424
U.S. Small Cap Growth Portfolio..................................         38
International Large Cap Growth Portfolio.........................        572
International Small Cap Growth Portfolio.........................        279

M. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                      APPROXIMATE
                                                                       PERCENTAGE
                                                         NUMBER OF   OF OUTSTANDING
                                                        SHAREHOLDERS     SHARES
                                                        ------------ --------------
U.S. Large Cap Growth Portfolio........................      3             81%
U.S. Small Cap Growth Portfolio........................      3             74%
International Large Cap Growth Portfolio...............      3             89%
International Small Cap Growth Portfolio...............      3             88%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, or results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, broker and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                         TERM OF
                                        OFFICE/1/                                PORTFOLIOS WITHIN    OTHER DIRECTORSHIPS OF
NAME, ADDRESS AND                       AND LENGTH  PRINCIPAL OCCUPATION DURING    THE DFA FUND       PUBLIC COMPANIES HELD
YEAR OF BIRTH               POSITION    OF SERVICE         PAST 5 YEARS          COMPLEX/2 /OVERSEEN   DURING PAST 5 YEARS
-----------------          ------------ ----------  ---------------------------  ------------------   -----------------------
George M. Constantinides   Director of  DFADIG-       Leo Melamed                128 portfolios in    None
University of Chicago      DFAIDG       Since         Professor of Finance,      4 investment
Booth School of Business   and DIG      1983          University of Chicago      companies
5807 S. Woodlawn           Trustee of   DIG-          Booth School of
Avenue Chicago, IL 60637   DFAITC       Since         Business (since
                           and DEM      1993          1978).
1947                                    DFAITC-
                                        Since
                                        1992
                                        DEM-
                                        Since
                                        1993

Douglas W. Diamond         Director of  DFADIG-       Merton H. Miller           128 portfolios in    None
University of Chicago      DFAIDG       Since         Distinguished Service      4 investment
Booth School of Business   and DIG      June 2017     Professor of Finance,      companies
5807 S. Woodlawn           Trustee of   DIG-          University of Chicago
Avenue Chicago, IL 60637   DFAITC       Since         Booth School of
                           and DEM      June 2017     Business (since
1953                                    DFAITC-       1988). Visiting
                                        Since         Scholar, Federal
                                        June 2017     Reserve Bank of
                                        DEM-          Richmond (since
                                        Since         1990). Formerly,
                                        June 2017     Fischer Black
                                                      Visiting Professor of
                                                      Financial Economics,
                                                      Alfred P. Sloan
                                                      School of
                                                      Management,
                                                      Massachusetts
                                                      Institute of
                                                      Technology (2015 to
                                                      2016).

Roger G. Ibbotson Yale     Director of  DFADIG-       Professor in Practice      128 portfolios in    None
School of Management       DFAIDG       Since         Emeritus of Finance,       4 investment
P.O. Box 208200 New        and DIG      1981          Yale School of             companies
Haven, CT 06520- 8200      Trustee of   DIG-          Management (since
                           DFAITC       Since         1984). Chairman,
1943                       and DEM      1993          CIO and Partner,
                                        DFAITC-       Zebra Capital
                                        Since         Management, LLC
                                        1992          (hedge fund and asset
                                        DEM-          manager) (since
                                        Since         2001). Formerly,
                                        1993          Consultant to
                                                      Morningstar, Inc.
                                                      (2006 - 2016).

Edward P. Lazear Stanford  Director of  DFADIG-       Distinguished              128 portfolios in    None
University Graduate        DFAIDG       Since         Visiting Fellow,           4 investment
School of Business Knight  and DIG      2010          Becker Friedman            companies
Management Center, E346    Trustee of   DIG-          Institute for Research
Stanford, CA 94305         DFAITC       Since         in Economics,
                           and DEM      2010          University of Chicago
1948                                    DFAITC-       (since 2015). Morris
                                        Since         Arnold Cox Senior
                                        2010          Fellow, Hoover
                                        DEM-          Institution (since
                                        Since         2002). Jack Steele
                                        2010          Parker Professor of
                                                      Human Resources
                                                      Management and
                                                      Economics, Graduate
                                                      School of Business,
                                                      Stanford University
                                                      (since 1995).
                                                      Cornerstone Research
                                                      (expert testimony and
                                                      economic and
                                                      financial analysis)
                                                      (since 2009).

Myron S. Scholes c/o       Director of  DFADIG-       Chief Investment           128 portfolios in    Formerly, Adviser,
Dimensional Fund           DFAIDG       Since         Strategist, Janus          4 investment         Kuapay, Inc. (2013-
Advisors LP 6300 Bee       and DIG      1981          Henderson Investors        companies            2014). Formerly,
Cave Road, Building One    Trustee of   DIG-          (since 2014). Frank E.                          Director, American
Austin, TX 78746           DFAITC       Since         Buck Professor of                               Century Fund Complex
                           and DEM      1993          Finance, Emeritus,                              (registered investment
1941                                    DFAITC-       Graduate School of                              companies) (43
                                        Since         Business, Stanford                              Portfolios) (1980-
                                        1992          University (since                               2014).
                                        DEM-          1981).
                                        Since
                                        1993

                                     TERM OF
                                    OFFICE/1/`                               PORTFOLIOS WITHIN     OTHER DIRECTORSHIPS OF
NAME, ADDRESS AND                   AND LENGTH  PRINCIPAL OCCUPATION DURING    THE DFA FUND        PUBLIC COMPANIES HELD
YEAR OF BIRTH           POSITION    OF SERVICE         PAST 5 YEARS          COMPLEX/2 /OVERSEEN    DURING PAST 5 YEARS
-----------------      ------------ ----------  ---------------------------  ------------------   -------------------------
Abbie J. Smith         Director of   DFADIG-      Boris and Irene Stern      128 portfolios in    Director (since 2000)
University of Chicago  DFAIDG        Since        Distinguished Service      4 investment         and formerly, Lead
Booth School of        and DIG       2000         Professor of               companies            Director (May 2014 -
Business 5807 S.       Trustee of    DIG-         Accounting, University                          May 2017), HNI
Woodlawn Avenue        DFAITC        Since        of Chicago Booth                                Corporation (formerly
Chicago, IL 60637      and DEM       2000         School of Business                              known as HON
                                     DFAITC-      (since 1980).                                   Industries Inc.) (office
1953                                 Since                                                        furniture); Director,
                                     2000                                                         Ryder System Inc.
                                     DEM-                                                         (transportation,
                                     Since                                                        logistics and supply-
                                     2000                                                         chain management)
                                                                                                  (since 2003); and
                                                                                                  Trustee, UBS Funds (3
                                                                                                  investment companies
                                                                                                  within the fund
                                                                                                  complex) (21
                                                                                                  portfolios) (since
                                                                                                  2009).

INTERESTED TRUSTEE/DIRECTOR*

                                    TERM OF
                                   OFFICE/1/                                PORTFOLIOS WITHIN    OTHER DIRECTORSHIPS OF
NAME, ADDRESS AND                  AND LENGTH  PRINCIPAL OCCUPATION DURING    THE DFA FUND       PUBLIC COMPANIES HELD
YEAR OF BIRTH          POSITION    OF SERVICE         PAST 5 YEARS          COMPLEX/2 /OVERSEEN   DURING PAST 5 YEARS
-----------------     ------------ ----------  ---------------------------  ------------------   ----------------------
David G. Booth 6300   Chairman      DFADIG-     Chairman, Director/         128 portfolios in            None
Bee Cave Road,        and           Since       Trustee, and formerly,      4 investment
Building One Austin,  Director of   1981        President and Co-Chief      companies
TX 78746              DFAIDG        DIG-        Executive Officer (each
1946                  and DIG       Since       until March 2017) of
                      Trustee of    1992        Dimensional Emerging
                      DFAITC        DFAITC-     Markets Value Fund
                      and DEM       Since       ("DEM"), DFAIDG,
                                    1992        Dimensional Investment
                                    DEM-        Group Inc. ("DIG") and
                                    Since       The DFA Investment
                                    1993        Trust Company
                                                ("DFAITC"). Executive
                                                Chairman, and formerly,
                                                President and Co-Chief
                                                Executive Officer (each
                                                until February 2017) of
                                                Dimensional Holdings
                                                Inc., Dimensional Fund
                                                Advisors LP and DFA
                                                Securities LLC
                                                (collectively with DEM,
                                                DFAIDG, DIG and
                                                DFAITC, the "DFA
                                                Entities"). Formerly,
                                                Chairman and Director
                                                (2009-2018), Co-Chief
                                                Executive Officer (2010
                                                - June 2017) of
                                                Dimensional Fund
                                                Advisors Canada ULC.
                                                Trustee, University of
                                                Chicago (since 2002).
                                                Trustee, University of
                                                Kansas Endowment
                                                Association (since
                                                2005). Formerly,
                                                Director of Dimensional
                                                Fund Advisors Ltd.
                                                (2002 - July 2017),
                                                DFA Australia Limited
                                                (1994 - July 2017),
                                                Dimensional Advisors
                                                Ltd. (2012 - July 2017),
                                                Dimensional Funds plc
                                                (2006 - July 2017) and
                                                Dimensional Funds II
                                                plc (2006 - July 2017).
                                                Formerly, Director and
                                                President of
                                                Dimensional Japan Ltd.
                                                (2012 - April 2017).
                                                Formerly, President,
                                                Dimensional SmartNest
                                                (US) LLC (2009-2014);
                                                and Limited Partner,
                                                VSC Investors, LLC
                                                (2007 to 2015).
                                                Formerly, Chairman,
                                                Director, President and
                                                Co-Chief Executive
                                                Officer of Dimensional
                                                Cayman Commodity
                                                Fund I Ltd. (2010-
                                                September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF
                                       OFFICE/1/
                                         AND
NAME AND YEAR OF                       LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION        SERVICE                      YEARS
----------------  -------------------- ---------  ------------------------------------------
Valerie A. Brown  Vice President and    Since     Vice President and Assistant Secretary of
1967              Assistant Secretary   2001        .  all the DFA Entities (since 2001)
                                                    .  DFA Australia Limited (since 2002)
                                                    .  Dimensional Fund Advisors Ltd. (since
                                                       2002)
                                                    .  Dimensional Cayman Commodity Fund I
                                                       Ltd. (since 2010)
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                       (since 2012)
                                                    .  Dimensional Hong Kong Limited (since
                                                       2012)
                                                  Director, Vice President and Assistant
                                                  Secretary (since 2003) of
                                                    .  Dimensional Fund Advisors Canada ULC

David P. Butler   Co-Chief Executive    Since     Co-Chief Executive Officer (since 2017) of
1964              Officer               2017        .  all the DFA entities
                                                  Director (since 2017) of
                                                    .  Dimensional Holdings Inc.
                                                    .  Dimensional Fund Advisors Canada ULC
                                                    .  Dimensional Japan Ltd.
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Ltd.
                                                    .  DFA Australia Limited
                                                  Director and Co-Chief Executive Officer
                                                  (since 2017) of
                                                    .  Dimensional Cayman Commodity Fund I
                                                       Ltd.
                                                  Head of Global Financial Advisor Services
                                                  (since 2007) for
                                                    .  Dimensional Fund Advisors LP
                                                  Formerly, Vice President (2007 - 2017) of
                                                    .  all the DFA Entities

Stephen A. Clark  Executive Vice        Since     Executive Vice President (since 2017) of
1972              President             2017        .  all the DFA entities
                                                  Director and Vice President (since 2016) of
                                                    .  Dimensional Japan Ltd.
                                                  President and Director (since 2016) of
                                                    .  Dimensional Fund Advisors Canada ULC
                                                  Vice President (since 2008) and Director
                                                  (since 2016) of
                                                    .  DFA Australia Limited
                                                  Director (since 2016) of
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                    .  Dimensional Hong Kong Limited
                                                  Vice President (since 2016) of
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                  Head of Global Institutional Services
                                                  (since 2014) for
                                                    .  Dimensional Fund Advisors LP
                                                  Formerly, Vice President (2004 - 2017) of
                                                    .  all the DFA Entities
                                                  Formerly, Vice President (2010 - 2016) of
                                                    .  Dimensional Fund Advisors Canada ULC
                                                  Formerly, Head of Institutional, North
                                                  America (2012 - 2013) for
                                                    .  Dimensional Fund Advisors LP

Christopher S.     Vice President and     Since     Vice President and Global Chief Compliance Officer (since 2004) of
Crossan            Global Chief            2004         .  all the DFA Entities
1965               Compliance Officer                   .  DFA Australia Limited
                                                        .  Dimensional Fund Advisors Ltd.
                                                    Chief Compliance Officer (since 2006) and Chief Privacy Officer (since
                                                    2015) of
                                                        .  Dimensional Fund Advisors Canada ULC
                                                    Chief Compliance Officer of
                                                        .  Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                        .  Dimensional Japan Ltd. (since 2017)
                                                    Formerly, Vice President and Global Chief Compliance Officer (2010 -
                                                    2014) for
                                                        .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,         Vice     Vice President, Chief Financial Officer, and Treasurer (since 2016) of
1958               Chief Financial      President       .  all the DFA Entities
                   Officer, and         since 2015      .  Dimensional Advisors Ltd.
                   Treasurer            and Chief       .  Dimensional Fund Advisors Ltd.
                                        Financial       .  Dimensional Hong Kong Limited
                                         Officer        .  Dimensional Cayman Commodity Fund I Ltd.
                                           and          .  Dimensional Fund Advisors Canada ULC
                                        Treasurer       .  Dimensional Fund Advisors Pte. Ltd.
                                        since 2016      .  DFA Australia Limited
                                                    Director (since 2016) for
                                                        .  Dimensional Funds plc
                                                        .  Dimensional Funds II plc
                                                    Formerly, interim Chief Financial Officer and interim Treasurer
                                                    (2016) of
                                                        .  all the DFA Entities
                                                        .  Dimensional Fund Advisors LP
                                                        .  Dimensional Fund Advisors Ltd.
                                                        .  DFA Australia Limited
                                                        .  Dimensional Advisors Ltd.
                                                        .  Dimensional Fund Advisors Pte. Ltd.
                                                        .  Dimensional Hong Kong Limited
                                                        .  Dimensional Cayman Commodity Fund I Ltd.
                                                        .  Dimensional Fund Advisors Canada ULC
                                                    Formerly, Controller (2015 - 2016) of
                                                        .  all the DFA Entities
                                                        .  Dimensional Fund Advisors LP
                                                    Formerly, Vice President (2008 - 2015) of
                                                        .  T. Rowe Price Group, Inc.
                                                    Formerly, Director of Investment Treasury and Treasurer (2008 - 2015)
                                                    of
                                                        .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President and      Vice     Vice President (since 2004) and Assistant Secretary (since 2017) of
1973               Assistant Secretary  President       .  all the DFA Entities
                                        since 2004  Vice President and Assistant Secretary (since 2010) of
                                           and          .  Dimensional Cayman Commodity Fund I Ltd.
                                        Assistant
                                        Secretary
                                        since 2017

Joy Lopez          Vice President and      Vice     Vice President (since 2015) of
1971               Assistant Treasurer  President       .  all the DFA Entities
                                        since 2015  Assistant Treasurer (since 2017) of
                                           and
                                        Assistant       .  the DFA Fund Complex
                                        Treasurer   Formerly, Senior Tax Manager (2013 - 2015) for
                                        since 2017
                                                        .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President         Since     Vice President (since 2010) of
1972                                       2010         .  all the DFA Entities
                                                        .  Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell  President and       President   President (since 2017) of
1964                 General Counsel     since 2017      .  the DFA Fund Complex
                                            and      General Counsel (since 2001) of
                                          General        .  All the DFA Entities
                                          Counsel    Executive Vice President (since 2017) and Secretary (since 2000) of
                                         since 2001      .  Dimensional Fund Advisors LP
                                                         .  Dimensional Holdings Inc.
                                                         .  DFA Securities LLC
                                                         .  Dimensional Investment LLC
                                                     Director (since 2002), Vice President (since 1997) and Secretary (since
                                                     2002) of
                                                         .  DFA Australia Limited
                                                         .  Dimensional Fund Advisors Ltd.
                                                     Vice President and Secretary of
                                                         .  Dimensional Fund Advisors Canada ULC (since 2003)
                                                         .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                         .  Dimensional Japan Ltd. (since 2012)
                                                         .  Dimensional Advisors Ltd. (since 2012)
                                                         .  Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                     Director of
                                                         .  Dimensional Funds plc (since 2002)
                                                         .  Dimensional Funds II plc (since 2006)
                                                         .  Director of Dimensional Japan Ltd. (since 2012)
                                                         .  Dimensional Advisors Ltd. (since 2012)
                                                         .  Dimensional Fund Advisors Pte. Ltd. (since 2012)
                                                         .  Dimensional Hong Kong Limited (since 2012)
                                                     Formerly, Vice President and Secretary (2010 - 2014) of
                                                         .  Dimensional SmartNest (US) LLC
                                                     Formerly, Vice President (1997 - 2017) and Secretary (2000 - 2017) of
                                                         .  the DFA Fund Complex
                                                     Formerly, Vice President of
                                                         .  Dimensional Fund Advisors LP (1997 - 2017)
                                                         .  Dimensional Holdings Inc. (2006 - 2017)
                                                         .  DFA Securities LLC (1997 - 2017)
                                                         .  Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz    Vice President and    Since     Vice President and Deputy Chief Compliance Officer of
1961                 Deputy Chief           2013         .  the DFA Fund Complex (since 2013)
                     Compliance Officer                  .  Dimensional Fund Advisors LP (since 2012)

Carolyn L. O         Vice President and     Vice     Vice President (since 2010) and Secretary (since 2017) of
1974                 Secretary           President       .  the DFA Fund Complex

                                         since 2010  Vice President (since 2010) and Assistant Secretary (since 2016) of
                                            and          .  Dimensional Fund Advisors LP
                                         Secretary       .  Dimensional Holdings Inc.
                                         since 2017      .  Dimensional Investment LLC

                                                     Vice President of
                                                         .  DFA Securities LLC (since 2010)
                                                         .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)
                                                         .  Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive  Co-Chief    Co-Chief Executive Officer and Chief Investment Officer (since 2017)
1976                                                of
                    Officer and Chief   Executive       .  all the DFA Entities
                    Investment Officer  Officer         .  Dimensional Fund Advisors Canada ULC
                                        and Chief
                                        Investment  Director, Chief Investment Officer and Vice President (since 2017) of
                                        Officer         .  DFA Australia Limited
                                        since 2017  Chief Investment Officer (since 2017) and Vice President (since 2016)
                                                    of
                                                        .  Dimensional Japan Ltd.
                                                    Director, Co-Chief Executive Officer and Chief Investment Officer
                                                    (since 2017) of
                                                        .  Dimensional Cayman Commodity Fund I Ltd.
                                                    Director of
                                                        .  Dimensional Funds plc (since 2014)
                                                        .  Dimensional Fund II plc (since 2014)
                                                        .  Dimensional Holdings Inc. (since 2017)
                                                    Formerly, Co-Chief Investment Officer of
                                                        .  Dimensional Japan Ltd. (2016 - 2017)
                                                        .  DFA Australia Limited (2014 - 2017)
                                                    Formerly, Executive Vice President (2017) and Co-Chief Investment
                                                    Officer (2014 - 2017) of
                                                        .  all the DFA Entities
                                                    Formerly, Vice President (2007 - 2017) of
                                                        .  all the DFA Entities
                                                    Formerly, Vice President and Co-Chief Investment Officer (2014 -
                                                    2017) of
                                                        .  Dimensional Fund Advisors Canada ULC
                                                    Formerly, Director of
                                                        .  Dimensional Fund Advisors Pte. Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                            QUALIFYING
                                                                                                FOR
DFA                  NET                                                                     CORPORATE
INVESTMENT       INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                             DIVIDENDS   QUALIFYING     U.S.
DIMENSIONS         INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND   GOVERNMENT
GROUP INC.      DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2) INTEREST (3)
----------      ------------- ------------- ------------- ------- ---------- ------------- ------------- ---------- ------------
U.S. Large
  Cap
  Growth
  Portfolio....       0%            0%           12%         0%       0%          12%           100%        100%         0%
U.S. Small
  Cap
  Growth
  Portfolio....       0%            0%           54%         0%       0%          54%           100%        100%         0%
International
  Large
  Cap
  Growth
  Portfolio....       0%            0%            0%         0%       0%           0%           100%        100%         0%
International
  Small
  Cap
  Growth
  Portfolio....       0%            0%           54%         0%       0%          54%           100%        100%         0%

                                                 QUALIFYING
DFA                                                SHORT-
INVESTMENT       FOREIGN    FOREIGN   QUALIFYING    TERM
DIMENSIONS         TAX       SOURCE    INTEREST   CAPITAL
GROUP INC.      CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
----------      ---------- ---------- ---------- ----------
U.S. Large
  Cap
  Growth
  Portfolio....      0%        88%        0%         0%
U.S. Small
  Cap
  Growth
  Portfolio....      0%        46%        0%         0%
International
  Large
  Cap
  Growth
  Portfolio....     10%       100%        0%         0%
International
  Small
  Cap
  Growth
  Portfolio....      9%        46%        0%         0%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103118-041A
                                                                     00218775

                                                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL RETIREMENT INCOME FUND

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

 /s/ David Butler                       /s/ Gerard O'Reilly
 DAVID BUTLER                           GERARD O'REILLY
 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES............................   1
   Performance Charts.................................................   2
   Management's Discussion and Analysis...............................   3
   Disclosure of Fund Expenses........................................   6
   Disclosure of Portfolio Holdings...................................   7
   Schedule of Investments
       Dimensional Retirement Income Fund.............................   8
   Statement of Assets and Liabilities................................   9
   Statement of Operations............................................  10
   Statements of Changes in Net Assets................................  11
   Financial Highlights...............................................  12
   Notes to Financial Statements......................................  13
   Report of Independent Registered Public Accounting Firm............  20
FUND MANAGEMENT.......................................................  21
   Board of Independent Directors or Trustees Table...................  22
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...........................  28
NOTICE TO SHAREHOLDERS................................................  29

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULE OF INVESTMENTS
-----------------------

Investment Footnotes
+    See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

(A)  Computed using average shares outstanding.
(B)  Non-Annualized
(C) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.
(D)  Annualized
(E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL RETIREMENT INCOME FUND VS.
S&P GLOBAL BMI INDEX (NET DIVIDENDS),
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS NOVEMBER 2, 2015-OCTOBER 31, 2018

                                    [CHART]

                                                              FTSE World
              Dimensional                               Government Bond Index,
              Retirement          S&P Global BMI     1-3 Years, Currency-Hedged
              Income Fund        Index (net div.)            in USD Terms
            ---------------      ----------------    --------------------------
2-Nov-2015       $10,000                $10,000                $10,000
Nov-2015          $9,970                 $9,887                 $9,997
Dec-2015          $9,866                 $9,707                 $9,996
Jan-2016          $9,866                 $9,090                $10,036
Feb-2016          $9,906                 $9,043                $10,051
Mar-2016         $10,150                 $9,728                $10,059
Apr-2016         $10,190                 $9,885                $10,066
May-2016         $10,160                 $9,900                $10,067
Jun-2016         $10,272                 $9,827                $10,107
Jul-2016         $10,383                $10,267                $10,107
Aug-2016         $10,363                $10,304                $10,103
Sep-2016         $10,426                $10,379                $10,118
Oct-2016         $10,365                $10,181                $10,114
Nov-2016         $10,284                $10,285                $10,097
Dec-2016         $10,325                $10,506                $10,114
Jan-2017         $10,447                $10,793                $10,120
Feb-2017         $10,528                $11,090                $10,135
Mar-2017         $10,545                $11,221                $10,138
Apr-2017         $10,627                $11,401                $10,154
May-2017         $10,657                $11,634                $10,167
Jun-2017         $10,622                $11,705                $10,162
Jul-2017         $10,724                $12,025                $10,183
Aug-2017         $10,786                $12,068                $10,203
Sep-2017         $10,765                $12,325                $10,197
Oct-2017         $10,847                $12,577                $10,207
Nov-2017         $10,899                $12,823                $10,203
Dec-2017         $10,986                $13,033                $10,206
Jan-2018         $11,038                $13,735                $10,195
Feb-2018         $10,892                $13,165                $10,205
Mar-2018         $10,915                $12,921                $10,229
Apr-2018         $10,915                $13,037                $10,229
May-2018         $10,967                $13,087                $10,243
Jun-2018         $10,992                $13,000                $10,262
Jul-2018         $11,034                $13,355                $10,269
Aug-2018         $11,117                $13,472                $10,288
Sep-2018         $11,065                $13,495                $10,294
Oct-2018         $10,822                $12,431                $10,316



                                       ONE       SINCE
AVERAGE ANNUAL TOTAL RETURN            YEAR    INCEPTION
---------------------------         ---------- ---------
                                        -0.23%     2.67%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2018 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved. FTSE fixed income indices (C)2018 FTSE Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

             TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
             -------------------------------------------------
Russell 3000(R) Index................................................. 6.60%
Russell Microcap(R) Index (micro-cap stocks).......................... 1.42%
Russell 2000(R) Index (small-cap stocks).............................. 1.85%
Russell Midcap(R) Index (mid-cap stocks).............................. 2.79%
Russell 1000(R) Index (large-cap stocks).............................. 6.98%
Dow Jones U.S. Select REIT Index (SM)................................. 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

             TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
             -------------------------------------------------
Russell 2000(R) Value Index (small-cap value stocks).................. -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks)................  4.13%
Russell 1000(R) Value Index (large-cap value stocks)..................  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks)................ 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                         12 MONTHS ENDED OCTOBER 31, 2018
                         --------------------------------
                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         -6.76%
MSCI World ex USA Mid Cap Index.............................         -8.02%
MSCI World ex USA Small Cap Index...........................         -7.75%
MSCI World ex USA Value Index...............................         -7.54%
MSCI World ex USA Growth Index..............................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                        12 MONTHS ENDED OCTOBER 31, 2018
                        --------------------------------
TEN LARGEST FOREIGN DEVELOPED MARKETS BY      LOCAL RETURN RETURN IN U.S. DOLLARS
MARKET CAP                                    ------------ ----------------------
Japan........................................     -4.22%            -3.56%
United Kingdom...............................     -0.91%            -4.65%
France.......................................     -4.30%            -6.92%
Canada.......................................     -4.08%            -5.84%
Germany......................................    -12.26%           -14.66%
Switzerland..................................      0.19%            -0.72%
Australia....................................      2.96%            -4.83%
Hong Kong....................................     -8.47%            -8.88%
Netherlands..................................     -7.68%            -9.99%
Spain........................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                                        RETURN IN U.S. DOLLARS
                                                        ----------------------
MSCI Emerging Markets Index............................         -12.52%
MSCI Emerging Markets Mid Cap Index....................         -11.85%
MSCI Emerging Markets Small Cap Index..................         -17.21%
MSCI Emerging Markets Value Index......................          -8.27%
MSCI Emerging Markets Growth Index.....................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                           LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP ------------ ----------------------
China.....................................    -16.33%           -16.73%
Korea.....................................    -18.52%           -19.90%
Taiwan....................................     -6.62%            -8.98%
India.....................................     -0.01%           -12.42%
Brazil....................................     18.95%             4.76%
South Africa..............................    -13.80%           -17.45%
Russia....................................     22.79%            10.69%
Mexico....................................     -9.54%           -14.55%
Thailand..................................      4.01%             4.23%
Malaysia..................................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short-term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                         OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                         ---------------- ---------------- ------
One-Month Treasury Bill (yield).........       0.99%            2.20%       1.21%
Ten-Year U.S. Treasury Notes (yield)....       2.38%            3.15%       0.77%

-------------------------
Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DIMENSIONAL RETIREMENT INCOME FUND

   The Dimensional Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S. Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA One-Year Fixed Income Portfolio and the DFA Inflation-Protected Securities Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -0.23% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the Fixed Income Underlying Funds underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLE

                                         BEGINNING  ENDING              EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                           VALUE    VALUE     EXPENSE    DURING
                                         05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                         --------- --------- ---------- ---------
DIMENSIONAL RETIREMENT INCOME FUND(2)
-------------------------------------
Actual Fund Return...................... $1,000.00 $  991.50    0.21%     $1.05
Hypothetical 5% Annual Return........... $1,000.00 $1,024.15    0.21%     $1.07

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUND OF FUNDS

                                              AFFILIATED INVESTMENT COMPANIES
                                              -------------------------------
Dimensional Retirement Income Fund...........              100.0%

                      DIMENSIONAL RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                                         SHARES    VALUE+
                                                                                         ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions
  Group Inc............................................................................. 683,022 $ 7,683,996
Investment in DFA One-Year Fixed Income Portfolio of DFA Investment Dimensions
  Group Inc............................................................................. 500,236   5,122,420
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................  45,673   1,039,967
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc.............................................................................  49,324   1,038,757
Investment in Large Cap International Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................  27,399     583,056
Investment in International Core Equity Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................  22,779     288,152
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................  14,474     274,279
                                                                                                 -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $16,003,762)....................................................................         $16,030,627
                                                                                                 -----------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 2.090%
  (Cost $3,679).........................................................................   3,679       3,679
                                                                                                 -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $16,007,441)....................................................................         $16,034,306
                                                                                                 ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------
                                           LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                         -----------  ------- ------- -----------
Affiliated Investment Companies......... $16,030,627    --      --    $16,030,627
Temporary Cash Investments..............       3,679    --      --          3,679
                                         -----------    --      --    -----------
TOTAL................................... $16,034,306    --      --    $16,034,306
                                         ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DIMENSIONAL
                                                                   RETIREMENT
                                                                   INCOME FUND
                                                                  ------------
ASSETS:
Investments in Affiliated Investment Companies at Value.......... $     16,031
Temporary Cash Investments at Value & Cost.......................            4
Receivables:
   Fund Shares Sold..............................................            2
   From Advisor..................................................            4
Prepaid Expenses and Other Assets................................           13
                                                                  ------------
       Total Assets..............................................       16,054
                                                                  ------------
LIABILITIES:
Payables:
   Investment Securities/Affiliated Investment Companies
     Purchased...................................................            4
   Fund Shares Redeemed..........................................           36
Accrued Expenses and Other Liabilities...........................            7
                                                                  ------------
       Total Liabilities.........................................           47
                                                                  ------------
NET ASSETS....................................................... $     16,007
                                                                  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..........................    1,558,695
                                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE......... $      10.27
                                                                  ============
Investments in Affiliated Investment Companies at Cost........... $     16,004
                                                                  ============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................. $     16,016
Total Distributable Earnings (Loss)..............................           (9)
                                                                  ------------
NET ASSETS....................................................... $     16,007
                                                                  ============
(1) NUMBER OF SHARES AUTHORIZED..................................  800,000,000
                                                                  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                  DIMENSIONAL
                                                                  RETIREMENT
                                                                  INCOME FUND
                                                                  -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment
  Companies......................................................    $ 347
                                                                     -----
          Total Investment Income................................      347
                                                                     -----
EXPENSES
   Investment Management Fees....................................        4
   Accounting & Transfer Agent Fees..............................        4
   Custodian Fees................................................        1
   Filing Fees...................................................       20
   Shareholders' Reports.........................................        8
                                                                     -----
          Total Expenses.........................................       37
                                                                     -----
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)...................      (29)
                                                                     -----
   Net Expenses..................................................        8
                                                                     -----
   NET INVESTMENT INCOME (LOSS)..................................      339
                                                                     -----
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies........................................        6
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............      (17)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................     (409)
   NET REALIZED AND UNREALIZED GAIN (LOSS).......................     (420)
                                                                     -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..    $ (81)
                                                                     =====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                     DIMENSIONAL
                                                                                     RETIREMENT
                                                                                     INCOME FUND
                                                                                  ----------------
                                                                                   YEAR     YEAR
                                                                                   ENDED    ENDED
                                                                                  OCT 31,  OCT 31,
                                                                                   2018     2017
                                                                                  -------  -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $   339  $   149
   Capital Gain Distributions Received from Affiliated Investment Companies......       6       13
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............................     (17)     (20)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................................    (409)     299
                                                                                  -------  -------
          Net Increase (Decrease) in Net Assets Resulting from Operations........     (81)     441
                                                                                  -------  -------
Distributions:/^/
       Institutional Class Shares................................................    (393)    (114)
                                                                                  -------  -------
          Total Distributions....................................................    (393)    (114)
                                                                                  -------  -------
Capital Share Transactions (1):
   Shares Issued.................................................................   7,400   10,121
   Shares Issued in Lieu of Cash Distributions...................................     376      103
   Shares Redeemed...............................................................  (3,232)  (5,068)
                                                                                  -------  -------
          Net Increase (Decrease) from Capital Share Transactions................   4,544    5,156
                                                                                  -------  -------
          Total Increase (Decrease) in Net Assets................................   4,070    5,483
NET ASSETS
   Beginning of Year.............................................................  11,937    6,454
                                                                                  -------  -------
   End of Year................................................................... $16,007  $11,937
                                                                                  =======  =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................     703      974
   Shares Issued in Lieu of Cash Distributions...................................      36       10
   Shares Redeemed...............................................................    (307)    (486)
                                                                                  -------  -------
          Net Increase (Decrease) from Shares Issued and Redeemed................     432      498
                                                                                  =======  =======

--------
^ Distributions from net investment income and net realized capital gains are combined for the years ended October 31, 2017 and October 31, 2018 respectively. Comparable prior year information has been revised to reflect current year presentation. See Note F in the Notes to Financial Statements for more information regarding distributions and see Note I in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     DIMENSIONAL RETIREMENT INCOME
                                                                  FUND
                                                   ---------------------------
                                                                         PERIOD
                                                     YEAR     YEAR       NOV 2,
                                                     ENDED    ENDED    2015(A) TO
                                                    OCT 31,  OCT 31,    OCT 31,
                                                     2018     2017        2016
                                                   -------   -------  ----------
Net Asset Value, Beginning of Period.............. $ 10.59   $ 10.26    $10.00
                                                   -------   -------    ------
Income from Investment Operations
   Net Investment Income (Loss) (A)...............    0.25      0.17      0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................   (0.27)     0.30      0.22
                                                   -------   -------    ------
       Total from Investment Operations...........   (0.02)     0.47      0.36
                                                   -------   -------    ------
Less Distributions:
   Net Investment Income..........................   (0.28)    (0.14)    (0.10)
   Net Realized Gains.............................   (0.02)       --        --
                                                   -------   -------    ------
       Total Distributions........................   (0.30)    (0.14)    (0.10)
                                                   -------   -------    ------
Net Asset Value, End of Period.................... $ 10.27   $ 10.59    $10.26
                                                   =======   =======    ======
Total Return......................................   (0.23%)    4.65%     3.65%(B)
                                                   -------   -------    ------
Net Assets, End of Period (thousands)............. $16,007   $11,937    $6,454
Ratio of Expenses to Average Net Assets *(C)......    0.21%     0.22%     0.22%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................    0.42%     0.43%     2.01%(D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................    2.38%     1.61%     1.42%(D)(E)
                                                   -------   -------    ------
* The Ratio of Expenses to Average Net Assets is
inclusive of acquired fund fees and expenses
incurred by the Portfolio indirectly as a result
of Portfolio's investment in Underlying Funds as
follows:..........................................    0.15%     0.16%     0.16%
                                                   -------   -------    ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, one of which, the Dimensional Retirement Income Fund (the "Portfolio"), is included in this report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio achieves its investment objective by primarily investing in other series of the Fund and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). As of October 31, 2018, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                         PERCENTAGE
                                                                                          OWNERSHIP
FUND OF FUNDS                                        UNDERLYING FUNDS                   AT 10/31/2018
-------------                       --------------------------------------------------- -------------
Dimensional Retirement Income Fund  U.S. Large Company Portfolio (DIG)                       --
                                    U.S. Core Equity 1 Portfolio (IDG)                       --
                                    Large Cap International Portfolio (IDG)                  --
                                    International Core Equity Portfolio (IDG)                --
                                    DFA Inflation-Protected Securities Portfolio (IDG)       --
                                    DFA One-Year Fixed Income Portfolio (IDG)                --
                                    Emerging Markets Core Equity Portfolio (IDG)             --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolio are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry, and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

   For the year ended October 31, 2018, the Portfolio's investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Retirement Income Fund............................... 0.03%

   Pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of the

Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to recovery by the Advisor as of October 31, 2018, are $107 and $29, respectively (amounts in thousands). The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Dimensional Retirement Income Fund.................................... --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolio's transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                                                       CHANGE IN
                                                                                        NET REALIZED  UNREALIZED
                                                        BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                         10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                        ---------- --------- ---------- ------------ -------------
DIMENSIONAL RETIREMENT INCOME FUND
DFA Inflation- Protected Securities Portfolio            $ 5,721    $3,422     $1,120       $(24)        $(315)
DFA One-Year Fixed Income Portfolio                        3,810     2,079        745         (3)          (19)
U.S. Core Equity 1 Portfolio                                 724       513        221          3            21
U.S. Large Company Portfolio                                 722       505        228          3            37
Large Cap International Portfolio                            474       308        145          1           (55)
International Core Equity Portfolio                          237       146         64          1           (32)
Emerging Markets Core Equity Portfolio                       233       143         58          2           (46)
                                                         -------    ------     ------       ----         -----
TOTAL                                                    $11,921    $7,116     $2,581       $(17)        $(409)
                                                         =======    ======     ======       ====         =====


                                                           BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                        OCTOBER 31, 2018 OCTOBER 31, 2018  INCOME  DISTRIBUTIONS
                                                        ---------------- ---------------- -------- -------------
DIMENSIONAL RETIREMENT INCOME FUND
DFA Inflation- Protected Securities Portfolio               $ 7,684             683         $212         --
DFA One-Year Fixed Income Portfolio                           5,122             500           78         --
U.S. Core Equity 1 Portfolio                                  1,040              46           13        $ 4
U.S. Large Company Portfolio                                  1,039              49           16          2
Large Cap International Portfolio                               583              27           15         --
International Core Equity Portfolio                             288              23            7         --
Emerging Markets Core Equity Portfolio                          274              14            6         --
                                                            -------           -----         ----        ---
TOTAL                                                       $16,030           1,342         $347        $ 6
                                                            =======           =====         ====        ===

F. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                    NET INVESTMENT
                                      INCOME AND
                                      SHORT-TERM     LONG-TERM   TAX EXEMPT
                                    CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                    -------------- ------------- ---------- -----
Dimensional Retirement Income Fund
2017...............................      $113           $ 1          --     $114
2018...............................       379            14          --      393

   As of October 31, 2018 the Portfolio did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                         UNDISTRIBUTED                                 TOTAL NET
                                         NET INVESTMENT                              DISTRIBUTABLE
                                           INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                           SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                         CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                         -------------- ------------- -------------- -------------
Dimensional Retirement Income Fund......      $18            $10           $(37)          $(9)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by this Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                                       NET
                                                                                                                    UNREALIZED
                                                                             FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                                             TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                                             -------- ------------ -------------- --------------
Dimensional Retirement Income Fund. . . . . . . . . . . . . . . . . . . . .. $16,071      $325         $(362)          $(37)

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                        WEIGHTED      WEIGHTED    NUMBER OF   MAXIMUM AMOUNT
                                                                         AVERAGE      AVERAGE        DAYS     BORROWED DURING
                                                                      INTEREST RATE LOAN BALANCE OUTSTANDING*   THE PERIOD
                                                                      ------------- ------------ ------------ ---------------
Dimensional Retirement Income Fund . . . . . . . . . . . . . . . . ..     2.28%         $69           21           $143

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that the Fund's available line of credit was used.

   There were no outstanding borrowings by the Portfolio under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the year ended October 31, 2018.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolio's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolio's adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolio's net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                       DISTRIBUTIONS FROM:
                                              -------------------------------------
                                                 NET        NET        NET
                                              INVESTMENT SHORT-TERM LONG-TERM
                                                INCOME     GAINS      GAINS   TOTAL
                                              ---------- ---------- --------- -----
Dimensional Retirement Income Fund...........   $(112)      $(1)       $(1)   $(114)

                                                        UNDISTRIBUTED
                                                        NET INVESTMENT
                                                            INCOME
                                                        (DISTRIBUTIONS
                                                          IN EXCESS
                                                            OF NET
                                                          INVESTMENT
                                                           INCOME)
                                                        --------------
Dimensional Retirement Income Fund.....................      $43

J. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolio's outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                            APPROXIMATE
                                                             PERCENTAGE
                                               NUMBER OF   OF OUTSTANDING
                                              SHAREHOLDERS     SHARES
                                              ------------ --------------
Dimensional Retirement Income Fund...........      6             83%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional Retirement Income Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dimensional Retirement Income Fund (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                     TERM OF                                         PORTFOLIOS       OTHER DIRECTORSHIPS
                                    OFFICE/1/ AND                                    WITHIN THE       OF PUBLIC COMPANIES
NAME, ADDRESS AND                   LENGTH OF          PRINCIPAL OCCUPATION      DFA FUND COMPLEX/2/     HELD DURING
YEAR OF BIRTH           POSITION     SERVICE           DURING PAST 5 YEARS            OVERSEEN           PAST 5 YEARS
-----------------      ------------ -----------    ----------------------------- -------------------- --------------------
George M.              Director of  DFADIG-        Leo Melamed Professor of      128 portfolios in 4  None
Constantinides         DFAIDG and   Since 1983     Finance, University of        investment
University of Chicago  DIG Trustee  DIG- Since     Chicago Booth School of       companies
Booth School of        of DFAITC    1993           Business (since 1978).
Business 5807 S.       and DEM      DFAITC-
Woodlawn Avenue                     Since 1992
Chicago, IL 60637                   DEM- Since
1947                                1993

Douglas W. Diamond     Director of  DFADIG-        Merton H. Miller              128 portfolios in 4  None
University of Chicago  DFAIDG and   Since June     Distinguished Service         investment
Booth School of        DIG Trustee  2017 DIG-      Professor of Finance,         companies
Business 5807 S.       of DFAITC    Since June     University of Chicago Booth
Woodlawn Avenue        and DEM      2017           School of Business (since
Chicago, IL 60637                   DFAITC-        1988). Visiting Scholar,
1953                                Since June     Federal Reserve Bank of
                                    2017 DEM-      Richmond (since 1990).
                                    Since June     Formerly, Fischer Black
                                    2017           Visiting Professor of
                                                   Financial Economics, Alfred
                                                   P. Sloan School of
                                                   Management, Massachusetts
                                                   Institute of Technology
                                                   (2015 to 2016).

Roger G. Ibbotson      Director of  DFADIG-        Professor in Practice         128 portfolios in 4  None
Yale School of         DFAIDG and   Since 1981     Emeritus of Finance, Yale     investment
Management             DIG Trustee  DIG- Since     School of Management          companies
P.O. Box 208200        of DFAITC    1993           (since 1984). Chairman, CIO
New Haven, CT 06520-   and DEM      DFAITC-        and Partner, Zebra Capital
8200                                Since 1992     Management, LLC (hedge
1943                                DEM- Since     fund and asset manager)
                                    1993           (since 2001). Formerly,
                                                   Consultant to Morningstar,
                                                   Inc. (2006--2016).

Edward P. Lazear       Director of  DFADIG-        Distinguished Visiting        128 portfolios in 4  None
Stanford University    DFAIDG and   Since 2010     Fellow, Becker Friedman       investment
Graduate School of     DIG Trustee  DIG- Since     Institute for Research in     companies
Business Knight        of DFAITC    2010           Economics, University of
Management Center,     and DEM      DFAITC-        Chicago (since 2015). Morris
E346 Stanford, CA                   Since 2010     Arnold Cox Senior Fellow,
94305                               DEM- Since     Hoover Institution (since
1948                                2010           2002). Jack Steele Parker
                                                   Professor of Human
                                                   Resources Management and
                                                   Economics, Graduate School
                                                   of Business, Stanford
                                                   University (since 1995).
                                                   Cornerstone Research
                                                   (expert testimony and
                                                   economic and financial
                                                   analysis) (since 2009).

Myron S. Scholes       Director of  DFADIG-        Chief Investment Strategist,  128 portfolios in 4  Formerly, Adviser,
c/o Dimensional Fund   DFAIDG and   Since 1981     Janus Henderson Investors     investment           Kuapay, Inc. (2013-
Advisors LP            DIG Trustee  DIG- Since     (since 2014). Frank E. Buck   companies            2014). Formerly,
6300 Bee Cave Road,    of DFAITC    1993           Professor of Finance,                              Director, American
Building One Austin,   and DEM      DFAITC-        Emeritus, Graduate School                          Century Fund
TX 78746                            Since 1992     of Business, Stanford                              Complex (registered
1941                                DEM- Since     University (since 1981).                           investment
                                    1993                                                              companies) (43
                                                                                                      Portfolios) (1980-
                                                                                                      2014).

                                     TERM OF                                        PORTFOLIOS        OTHER DIRECTORSHIPS
                                    OFFICE/1/ AND                                   WITHIN THE        OF PUBLIC COMPANIES
NAME, ADDRESS AND                   LENGTH OF         PRINCIPAL OCCUPATION      DFA FUND COMPLEX/2/      HELD DURING
YEAR OF BIRTH           POSITION     SERVICE           DURING PAST 5 YEARS           OVERSEEN            PAST 5 YEARS
-----------------      ------------ -----------    ---------------------------- -------------------- ----------------------
Abbie J. Smith         Director of  DFADIG-        Boris and Irene Stern        128 portfolios in 4  Director (since 2000)
University of Chicago  DFAIDG and   Since 2000     Distinguished Service        investment           and formerly, Lead
Booth School of        DIG Trustee  DIG- Since     Professor of Accounting,     companies            Director (May 2014 -
Business               of DFAITC    2000           University of Chicago Booth                       May 2017), HNI
5807 S. Woodlawn       and DEM      DFAITC-        School of Business (since                         Corporation (formerly
Avenue Chicago, IL                  Since 2000     1980).                                            known as HON
60637                               DEM- Since                                                       Industries Inc.)
1953                                2000                                                             (office furniture);
                                                                                                     Director, Ryder
                                                                                                     System Inc.
                                                                                                     (transportation,
                                                                                                     logistics and supply-
                                                                                                     chain management)
                                                                                                     (since 2003); and
                                                                                                     Trustee, UBS Funds
                                                                                                     (3 investment
                                                                                                     companies within the
                                                                                                     fund complex) (21
                                                                                                     portfolios) (since
                                                                                                     2009).

INTERESTED TRUSTEE/DIRECTOR*

                                    TERM OF                                          PORTFOLIOS       OTHER DIRECTORSHIPS
                                   OFFICE/1/ AND                                     WITHIN THE       OF PUBLIC COMPANIES
NAME, ADDRESS AND                  LENGTH OF          PRINCIPAL OCCUPATION       DFA FUND COMPLEX/2/     HELD DURING
YEAR OF BIRTH          POSITION     SERVICE            DURING PAST 5 YEARS            OVERSEEN           PAST 5 YEARS
-----------------     ------------ -----------    ------------------------------ -------------------- -------------------
David G. Booth        Chairman     DFADIG-        Chairman, Director/Trustee,    128 portfolios in 4         None
6300 Bee Cave Road,   and          Since 1981     and formerly, President and    investment
Building One Austin,  Director of  DIG- Since     Co-Chief Executive Officer     companies
TX 78746              DFAIDG and   1992           (each until March 2017) of
1946                  DIG Trustee  DFAITC-        Dimensional Emerging
                      of DFAITC    Since 1992     Markets Value Fund
                      and DEM      DEM- Since     ("DEM"), DFAIDG,
                                   1993           Dimensional Investment
                                                  Group Inc. ("DIG") and The
                                                  DFA Investment Trust
                                                  Company ("DFAITC").
                                                  Executive Chairman, and
                                                  formerly, President and
                                                  Co-Chief Executive Officer
                                                  (each until February 2017) of
                                                  Dimensional Holdings Inc.,
                                                  Dimensional Fund Advisors
                                                  LP and DFA Securities LLC
                                                  (collectively with DEM,
                                                  DFAIDG, DIG and DFAITC,
                                                  the "DFA Entities").
                                                  Formerly, Chairman and
                                                  Director (2009-2018),
                                                  Co-Chief Executive Officer
                                                  (2010 - June 2017) of
                                                  Dimensional Fund Advisors
                                                  Canada ULC. Trustee,
                                                  University of Chicago (since
                                                  2002). Trustee, University of
                                                  Kansas Endowment
                                                  Association (since 2005).
                                                  Formerly, Director of
                                                  Dimensional Fund Advisors
                                                  Ltd. (2002 - July 2017),
                                                  DFA Australia Limited
                                                  (1994 - July 2017),
                                                  Dimensional Advisors Ltd.
                                                  (2012 - July 2017),
                                                  Dimensional Funds plc (2006
                                                  - July 2017) and
                                                  Dimensional Funds II plc
                                                  (2006 - July 2017).
                                                  Formerly, Director and
                                                  President of Dimensional
                                                  Japan Ltd. (2012 - April
                                                  2017). Formerly, President,
                                                  Dimensional SmartNest (US)
                                                  LLC (2009-2014); and
                                                  Limited Partner, VSC
                                                  Investors, LLC (2007 to
                                                  2015). Formerly, Chairman,
                                                  Director, President and
                                                  Co-Chief Executive Officer
                                                  of Dimensional Cayman
                                                  Commodity Fund I Ltd.
                                                  (2010-September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF
                                      OFFICE/1/ AND
NAME AND YEAR OF                      LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION        SERVICE                       YEARS
----------------  ------------------- -----------    --------------------------------------
  Valerie A.      Vice President and    Since        Vice President and Assistant
  Brown 1967      Assistant             2001         Secretary of
                  Secretary                            .  all the DFA Entities (since 2001)
                                                       .  DFA Australia Limited (since
                                                          2002)
                                                       .  Dimensional Fund Advisors Ltd.
                                                          (since 2002)
                                                       .  Dimensional Cayman Commodity
                                                          Fund I Ltd. (since 2010)
                                                       .  Dimensional Fund Advisors Pte.
                                                          Ltd. (since 2012)
                                                       .  Dimensional Hong Kong Limited
                                                          (since 2012)
                                                     Director, Vice President and
                                                     Assistant Secretary (since 2003) of
                                                       .  Dimensional Fund Advisors Canada
                                                          ULC

  David P.        Co-Chief              Since        Co-Chief Executive Officer (since
  Butler 1964     Executive Officer     2017         2017) of
                                                       .  all the DFA entities
                                                     Director (since 2017) of
                                                       .  Dimensional Holdings Inc.
                                                       .  Dimensional Fund Advisors Canada
                                                          ULC
                                                       .  Dimensional Japan Ltd.
                                                       .  Dimensional Advisors Ltd.
                                                       .  Dimensional Fund Advisors Ltd.
                                                       .  DFA Australia Limited
                                                     Director and Co-Chief Executive
                                                     Officer (since 2017) of
                                                       .  Dimensional Cayman Commodity
                                                          Fund I Ltd.
                                                     Head of Global Financial Advisor
                                                     Services (since 2007) for
                                                       .  Dimensional Fund Advisors LP

                                                     Formerly, Vice President (2007 -
                                                     2017) of
                                                       .  all the DFA Entities

  Stephen A.      Executive Vice        Since        Executive Vice President (since 2017)
  Clark           President             2017         of
  1972                                                 .  all the DFA entities
                                                     Director and Vice President (since
                                                     2016) of
                                                       .  Dimensional Japan Ltd.
                                                     President and Director (since 2016) of
                                                       .  Dimensional Fund Advisors Canada
                                                          ULC
                                                     Vice President (since 2008) and
                                                     Director (since 2016) of
                                                       .  DFA Australia Limited
                                                     Director (since 2016) of
                                                       .  Dimensional Advisors Ltd.
                                                       .  Dimensional Fund Advisors Pte.
                                                          Ltd.
                                                       .  Dimensional Hong Kong Limited
                                                     Vice President (since 2016) of
                                                       .  Dimensional Fund Advisors Pte.
                                                          Ltd.
                                                     Head of Global Institutional Services
                                                     (since 2014) for
                                                       .  Dimensional Fund Advisors LP

                                                     Formerly, Vice President (2004 -
                                                     2017) of
                                                       .  all the DFA Entities
                                                     Formerly, Vice President (2010 -
                                                     2016) of
                                                       .  Dimensional Fund Advisors Canada
                                                          ULC
                                                     Formerly, Head of Institutional,
                                                     North America (2012 - 2013) for
                                                       .  Dimensional Fund Advisors LP

 Christopher   Vice            Since    Vice President and Global Chief
 S. Crossan    President       2004     Compliance Officer (since 2004) of
 1965          and Global                   .  all the DFA Entities
               Chief                        .  DFA Australia Limited
               Compliance                   .  Dimensional Fund Advisors Ltd.
               Officer                  Chief Compliance Officer (since 2006)
                                        and Chief Privacy Officer (since
                                        2015) of
                                            .  Dimensional Fund Advisors
                                               Canada ULC
                                        Chief Compliance Officer of
                                            .  Dimensional Fund Advisors Pte.
                                               Ltd. (since 2012)
                                            .  Dimensional Japan Ltd. (since
                                               2017)
                                        Formerly, Vice President and Global
                                        Chief Compliance Officer (2010 -
                                        2014) for
                                            .  Dimensional SmartNest (US) LLC

 Gregory K.    Vice            Vice     Vice President, Chief Financial
 Hinkle        President,    President  Officer, and Treasurer (since 2016) of
 1958          Chief           since        .  all the DFA Entities
               Financial     2015 and       .  Dimensional Advisors Ltd.
               Officer, and    Chief        .  Dimensional Fund Advisors Ltd.
               Treasurer     Financial      .  Dimensional Hong Kong Limited
                              Officer       .  Dimensional Cayman Commodity
                                and            Fund I Ltd.
                             Treasurer      .  Dimensional Fund Advisors
                               since           Canada ULC
                               2016         .  Dimensional Fund Advisors Pte.
                                               Ltd.
                                            .  DFA Australia Limited
                                        Director (since 2016) for
                                            .  Dimensional Funds plc
                                            .  Dimensional Funds II plc

                                        Formerly, interim Chief Financial
                                        Officer and interim Treasurer
                                        (2016) of
                                            .  all the DFA Entities
                                            .  Dimensional Fund Advisors LP
                                            .  Dimensional Fund Advisors Ltd.
                                            .  DFA Australia Limited
                                            .  Dimensional Advisors Ltd.
                                            .  Dimensional Fund Advisors Pte.
                                               Ltd.
                                            .  Dimensional Hong Kong Limited
                                            .  Dimensional Cayman Commodity
                                               Fund I Ltd.
                                            .  Dimensional Fund Advisors
                                               Canada ULC
                                        Formerly, Controller (2015 - 2016) of
                                            .  all the DFA Entities
                                            .  Dimensional Fund Advisors LP
                                        Formerly, Vice President (2008 -
                                        2015) of
                                            .  T. Rowe Price Group, Inc.
                                        Formerly, Director of Investment
                                        Treasury and Treasurer (2008 - 2015)
                                        of
                                            .  the T. Rowe Price Funds

 Jeff J. Jeon  Vice            Vice     Vice President (since 2004) and
 1973          President     President  Assistant Secretary (since 2017) of
               and             since        .  all the DFA Entities
               Assistant     2004 and   Vice President and Assistant
               Secretary     Assistant  Secretary (since 2010) of
                             Secretary      .  Dimensional Cayman Commodity
                               since           Fund I Ltd.
                               2017

 Joy Lopez     Vice            Vice     Vice President (since 2015) of
 1971          President     President      .  all the DFA Entities
               and             since    Assistant Treasurer (since 2017) of
               Assistant     2015 and       .  the DFA Fund Complex
               Treasurer     Assistant  Formerly, Senior Tax Manager (2013 -
                             Treasurer  2015) for
                               since        .  Dimensional Fund Advisors LP
                               2017

 Kenneth       Vice            Since    Vice President (since 2010) of
 M. Manell     President       2010         .  all the DFA Entities
 1972                                       .  Dimensional Cayman Commodity
                                               Fund I Ltd.

  Catherine L.  President   President  President (since 2017) of
  Newell 1964   and           since        .  the DFA Fund Complex
                General     2017 and   General Counsel (since 2001) of
                Counsel      General       .  All the DFA Entities
                             Counsel   Executive Vice President (since 2017)
                              since    and Secretary (since 2000) of
                              2001         .  Dimensional Fund Advisors LP
                                           .  Dimensional Holdings Inc.
                                           .  DFA Securities LLC
                                           .  Dimensional Investment LLC
                                       Director (since 2002), Vice President
                                       (since 1997) and Secretary (since
                                       2002) of
                                           .  DFA Australia Limited
                                           .  Dimensional Fund Advisors Ltd.
                                       Vice President and Secretary of
                                           .  Dimensional Fund Advisors
                                              Canada ULC (since 2003)
                                           .  Dimensional Cayman Commodity
                                              Fund I Ltd. (since 2010)
                                           .  Dimensional Japan Ltd. (since
                                              2012)
                                           .  Dimensional Advisors Ltd.
                                              (since 2012)
                                           .  Dimensional Fund Advisors Pte.
                                              Ltd. (since 2012)
                                       Director of
                                           .  Dimensional Funds plc (since
                                              2002)
                                           .  Dimensional Funds II plc
                                              (since 2006)
                                           .  Director of Dimensional Japan
                                              Ltd. (since 2012)
                                           .  Dimensional Advisors Ltd.
                                              (since 2012)
                                           .  Dimensional Fund Advisors Pte.
                                              Ltd. (since 2012)
                                           .  Dimensional Hong Kong Limited
                                              (since 2012)
                                       Formerly, Vice President and
                                       Secretary (2010 - 2014) of
                                           .  Dimensional SmartNest (US) LLC
                                       Formerly, Vice President (1997 -
                                       2017) and Secretary (2000 - 2017) of
                                           .  the DFA Fund Complex
                                       Formerly, Vice President of
                                           .  Dimensional Fund Advisors LP
                                              (1997 - 2017)
                                           .  Dimensional Holdings Inc.
                                              (2006 - 2017)
                                           .  DFA Securities LLC (1997 -
                                              2017)
                                           .  Dimensional Investment LLC
                                              (2009 - 2017)

  Selwyn        Vice          Since    Vice President and Deputy Chief
  Notelovitz    President     2013     Compliance Officer of
  1961          and Deputy                 .  the DFA Fund Complex (since
                Chief                         2013)
                Compliance                 .  Dimensional Fund Advisors LP
                Officer                       (since 2012)

  Carolyn L. O  Vice          Vice     Vice President (since 2010) and
  1974          President   President  Secretary (since 2017) of
                and           since        .  the DFA Fund Complex
                Secretary   2010 and   Vice President (since 2010) and
                            Secretary  Assistant Secretary (since 2016) of
                              since        .  Dimensional Fund Advisors LP
                              2017         .  Dimensional Holdings Inc.
                                           .  Dimensional Investment LLC
                                       Vice President of
                                           .  DFA Securities LLC (since 2010)
                                           .  Dimensional Cayman Commodity
                                              Fund I Ltd. (since 2010)
                                           .  Dimensional Fund Advisors
                                              Canada ULC (since 2016)

   Gerard      Co-Chief     Co-Chief   Co-Chief Executive Officer and Chief
   K.O'Reilly  Executive   Executive   Investment Officer (since 2017) of
   1976        Officer      Officer        .  all the DFA Entities
               and Chief   and Chief       .  Dimensional Fund Advisors
               Investment  Investment         Canada ULC
               Officer      Officer    Director, Chief Investment Officer
                           since 2017  and Vice President (since 2017) of
                                           .  DFA Australia Limited
                                       Chief Investment Officer (since 2017)
                                       and Vice President (since 2016) of
                                           .  Dimensional Japan Ltd.
                                       Director, Co-Chief Executive Officer
                                       and Chief Investment Officer (since
                                       2017) of
                                           .  Dimensional Cayman Commodity
                                              Fund I Ltd.
                                       Director of
                                           .  Dimensional Funds plc (since
                                              2014)
                                           .  Dimensional Fund II plc (since
                                              2014)
                                           .  Dimensional Holdings Inc.
                                              (since 2017)

                                       Formerly, Co-Chief Investment Officer
                                       of
                                           .  Dimensional Japan Ltd. (2016 -
                                              2017)
                                           .  DFA Australia Limited (2014 -
                                              2017)
                                       Formerly, Executive Vice President
                                       (2017) and Co-Chief Investment
                                       Officer (2014 - 2017) of
                                           .  all the DFA Entities
                                       Formerly, Vice President (2007 -
                                       2017) of
                                           .  all the DFA Entities
                                       Formerly, Vice President and Co-Chief
                                       Investment Officer (2014 - 2017) of
                                           .  Dimensional Fund Advisors
                                              Canada ULC
                                       Formerly, Director of
                                           .  Dimensional Fund Advisors Pte.
                                              Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                              QUALIFYING
                                                                                                  FOR
                     NET                                                                       CORPORATE
DFA INVESTMENT   INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DIMENSIONS         INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
GROUP INC.      DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
--------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
Dimensional
  Retirement
  Income
  Fund.........      94%            3%            3%          0%        0%          100%          100%        100%

                                                              QUALIFYING
                                                                SHORT-
DFA INVESTMENT      U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DIMENSIONS       GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
GROUP INC.      INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
--------------  ------------ ---------- ---------- ---------- ----------
Dimensional
  Retirement
  Income
  Fund.........      0%          0%         6%         0%        100%

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103118-055A
                                                                     00218779

                                                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2018

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,

/s/ David Butler                       /s/ Gerard O'Reilly
DAVID BUTLER                           GERARD O'REILLY
Co-Chief Executive Officer             Co-Chief Executive Officer and
                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..............................   1
   Performance Charts...................................................   2
   Management's Discussion and Analysis.................................   7
   Disclosure of Fund Expenses..........................................  17
   Disclosure of Portfolio Holdings.....................................  19
   Schedules of Investments
       Dimensional 2015 Target Date Retirement Income Fund..............  20
       Dimensional 2020 Target Date Retirement Income Fund..............  21
       Dimensional 2025 Target Date Retirement Income Fund..............  22
       Dimensional 2030 Target Date Retirement Income Fund..............  23
       Dimensional 2035 Target Date Retirement Income Fund..............  24
       Dimensional 2040 Target Date Retirement Income Fund..............  25
       Dimensional 2045 Target Date Retirement Income Fund..............  26
       Dimensional 2050 Target Date Retirement Income Fund..............  27
       Dimensional 2055 Target Date Retirement Income Fund..............  28
       Dimensional 2060 Target Date Retirement Income Fund..............  29
   Statements of Assets and Liabilities.................................  30
   Statements of Operations.............................................  32
   Statements of Changes in Net Assets..................................  34
   Financial Highlights.................................................  38
   Notes to Financial Statements........................................  43
   Report of Independent Registered Public Accounting Firm..............  59
FUND MANAGEMENT.........................................................  60
   Board of Independent Directors or Trustees Table.....................  61
VOTING PROXIES ON FUND PORTFOLIO SECURITIES.............................  67
NOTICE TO SHAREHOLDERS..................................................  68

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Footnotes
   +         See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)       Computed using average shares outstanding.
   (B)       Non-Annualized
   (C) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.
   (D)       Annualized
   (E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --        Amounts designated as -- are either zero or rounded to zero.
   SEC       Securities and Exchange Commission
   (a)       Commencement of Operations.

--------------------------------------------------------------------------------
DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2015            Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms        (net dividends)
                   -----------------     ----------------------     ------------
   11/2/2015            $10,000                  $10,000              $10,000
  11/30/2015              9,970                    9,997                9,887
  12/31/2015              9,803                    9,996                9,707
   1/31/2016              9,853                   10,036                9,090
   2/29/2016              9,953                   10,051                9,043
   3/31/2016             10,305                   10,059                9,728
   4/30/2016             10,365                   10,066                9,885
   5/31/2016             10,305                   10,067                9,900
   6/30/2016             10,529                   10,107                9,827
   7/31/2016             10,740                   10,107               10,267
   8/31/2016             10,710                   10,103               10,304
   9/30/2016             10,788                   10,118               10,379
  10/31/2016             10,667                   10,114               10,181
  11/30/2016             10,494                   10,097               10,285
  12/31/2016             10,520                   10,114               10,506
   1/31/2017             10,684                   10,120               10,793
   2/28/2017             10,817                   10,135               11,090
   3/31/2017             10,829                   10,138               11,221
   4/30/2017             10,932                   10,154               11,401
   5/31/2017             10,973                   10,167               11,634
   6/30/2017             10,899                   10,162               11,705
   7/31/2017             11,013                   10,183               12,025
   8/31/2017             11,147                   10,203               12,068
   9/30/2017             11,084                   10,197               12,325
  10/31/2017             11,208                   10,207               12,577
  11/30/2017             11,302                   10,203               12,823
  12/31/2017             11,475                   10,206               13,033
   1/31/2018             11,517                   10,195               13,735
   2/28/2018             11,265                   10,205               13,165        Past performance is not predictive
   3/31/2018             11,331                   10,229               12,921        of future performance.
   4/30/2018             11,320                   10,229               13,037
   5/31/2018             11,373                   10,243               13,087        The returns shown do not reflect
   6/30/2018             11,433                   10,262               13,000        the deduction of taxes that a
   7/31/2018             11,454                   10,269               13,355        shareholder would pay on fund
   8/31/2018             11,560                   10,288               13,472        distributions or the redemption of
   9/30/2018             11,444                   10,294               13,495        fund shares.
  10/31/2018             11,049                   10,316               12,431
                                                                                     FTSE fixed income indices (C) 2018
                                                                                     FTSE Fixed Income LLC. All
                                                                                     rights reserved.
             AVERAGE ANNUAL                   ONE            SINCE
             TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
             ---------------------------------------------------------------         Indices LLC, a division of S&P
                                             -1.42%          3.39%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2020            Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms        (net dividends)
                   -----------------     ----------------------     ------------
   11/2/2015            $10,000                  $10,000              $10,000
  11/30/2015              9,960                    9,997                9,887
  12/31/2015              9,781                    9,996                9,707
   1/31/2016              9,761                   10,036                9,090
   2/29/2016              9,861                   10,051                9,043
   3/31/2016             10,300                   10,059                9,728
   4/30/2016             10,370                   10,066                9,885
   5/31/2016             10,310                   10,067                9,900
   6/30/2016             10,553                   10,107                9,827
   7/31/2016             10,846                   10,107               10,267
   8/31/2016             10,836                   10,103               10,304
   9/30/2016             10,902                   10,118               10,379
  10/31/2016             10,740                   10,114               10,181
  11/30/2016             10,567                   10,097               10,285
  12/31/2016             10,610                   10,114               10,506
   1/31/2017             10,784                   10,120               10,793
   2/28/2017             10,948                   10,135               11,090
   3/31/2017             10,953                   10,138               11,221
   4/30/2017             11,066                   10,154               11,401
   5/31/2017             11,127                   10,167               11,634
   6/30/2017             11,066                   10,162               11,705
   7/31/2017             11,190                   10,183               12,025
   8/31/2017             11,345                   10,203               12,068
   9/30/2017             11,303                   10,197               12,325
  10/31/2017             11,437                   10,207               12,577
  11/30/2017             11,572                   10,203               12,823
  12/31/2017             11,793                   10,206               13,033
   1/31/2018             11,877                   10,195               13,735        Past performance is not predictive
   2/28/2018             11,541                   10,205               13,165        of future performance.
   3/31/2018             11,608                   10,229               12,921
   4/30/2018             11,619                   10,229               13,037        The returns shown do not reflect
   5/31/2018             11,671                   10,243               13,087        the deduction of taxes that a
   6/30/2018             11,736                   10,262               13,000        shareholder would pay on fund
   7/31/2018             11,778                   10,269               13,355        distributions or the redemption of
   8/31/2018             11,884                   10,288               13,472        fund shares.
   9/30/2018             11,738                   10,294               13,495
  10/31/2018             11,246                   10,316               12,431        FTSE fixed income indices (C) 2018
                                                                                     FTSE Fixed Income LLC. All
                                                                                     rights reserved.
             AVERAGE ANNUAL                   ONE            SINCE
             TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
             ---------------------------------------------------------------         Indices LLC, a division of S&P
                                             -1.67%          4.00%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2025            Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms        (net dividends)
                   -----------------     ----------------------     ------------
   11/2/2015           $10,000                   $10,000               $10,000
  11/30/2015             9,950                     9,997                 9,887
  12/31/2015             9,749                     9,996                 9,707
   1/31/2016             9,639                    10,036                 9,090
   2/29/2016             9,709                    10,051                 9,043
   3/31/2016            10,217                    10,059                 9,728
   4/30/2016            10,297                    10,066                 9,885
   5/31/2016            10,257                    10,067                 9,900
   6/30/2016            10,462                    10,107                 9,827
   7/31/2016            10,816                    10,107                10,267
   8/31/2016            10,836                    10,103                10,304
   9/30/2016            10,882                    10,118                10,379
  10/31/2016            10,689                    10,114                10,181
  11/30/2016            10,577                    10,097                10,285
  12/31/2016            10,647                    10,114                10,506
   1/31/2017            10,842                    10,120                10,793
   2/28/2017            11,046                    10,135                11,090
   3/31/2017            11,074                    10,138                11,221
   4/30/2017            11,197                    10,154                11,401
   5/31/2017            11,279                    10,167                11,634
   6/30/2017            11,247                    10,162                11,705
   7/31/2017            11,392                    10,183                12,025
   8/31/2017            11,557                    10,203                12,068
   9/30/2017            11,557                    10,197                12,325
  10/31/2017            11,744                    10,207                12,577
  11/30/2017            11,920                    10,203                12,823
  12/31/2017            12,181                    10,206                13,033       Past performance is not predictive
   1/31/2018            12,370                    10,195                13,735       of future performance.
   2/28/2018            11,950                    10,205                13,165
   3/31/2018            11,978                    10,229                12,921       The returns shown do not reflect
   4/30/2018            12,009                    10,229                13,037       the deduction of taxes that a
   5/31/2018            12,062                    10,243                13,087       shareholder would pay on fund
   6/30/2018            12,121                    10,262                13,000       distributions or the redemption of
   7/31/2018            12,227                    10,269                13,355       fund shares.
   8/31/2018            12,344                    10,288                13,472
   9/30/2018            12,205                    10,294                13,495       FTSE fixed income indices (C) 2018
  10/31/2018            11,533                    10,316                12,431       FTSE Fixed Income LLC. All
                                                                                     rights reserved.
             AVERAGE ANNUAL                   ONE            SINCE
             TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
             ---------------------------------------------------------------         Indices LLC, a division of S&P
                                             -1.80%          4.88%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2030            Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms        (net dividends)
                   -----------------     ----------------------     ------------
   11/2/2015           $10,000                  $10,000               $10,000
  11/30/2015             9,920                    9,997                 9,887
  12/31/2015             9,727                    9,996                 9,707
   1/31/2016             9,487                   10,036                 9,090
   2/29/2016             9,517                   10,051                 9,043
   3/31/2016            10,064                   10,059                 9,728
   4/30/2016            10,154                   10,066                 9,885
   5/31/2016            10,154                   10,067                 9,900
   6/30/2016            10,277                   10,107                 9,827
   7/31/2016            10,641                   10,107                10,267
   8/31/2016            10,681                   10,103                10,304
   9/30/2016            10,717                   10,118                10,379
  10/31/2016            10,525                   10,114                10,181
  11/30/2016            10,514                   10,097                10,285
  12/31/2016            10,612                   10,114                10,506
   1/31/2017            10,827                   10,120                10,793
   2/28/2017            11,062                   10,135                11,090
   3/31/2017            11,110                   10,138                11,221
   4/30/2017            11,243                   10,154                11,401
   5/31/2017            11,356                   10,167                11,634
   6/30/2017            11,362                   10,162                11,705
   7/31/2017            11,537                   10,183                12,025
   8/31/2017            11,661                   10,203                12,068
   9/30/2017            11,722                   10,197                12,325
  10/31/2017            11,939                   10,207                12,577
  11/30/2017            12,146                   10,203                12,823
  12/31/2017            12,396                   10,206                13,033
   1/31/2018            12,710                   10,195                13,735        Past performance is not predictive
   2/28/2018            12,239                   10,205                13,165        of future performance.
   3/31/2018            12,228                   10,229                12,921
   4/30/2018            12,260                   10,229                13,037        The returns shown do not reflect
   5/31/2018            12,322                   10,243                13,087        the deduction of taxes that a
   6/30/2018            12,364                   10,262                13,000        shareholder would pay on fund
   7/31/2018            12,533                   10,269                13,355        distributions or the redemption of
   8/31/2018            12,660                   10,288                13,472        fund shares.
   9/30/2018            12,546                   10,294                13,495
  10/31/2018            11,782                   10,316                12,431        FTSE fixed income indices (C) 2018
                                                                                     FTSE Fixed Income LLC. All
                                                                                     rights reserved.
             AVERAGE ANNUAL                   ONE            SINCE
             TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
             ---------------------------------------------------------------         Indices LLC, a division of S&P
                                             -1.32%          5.63%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                          FTSE World Government
                   Dimensional 2035           Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms        (net dividends)
                   -----------------      ---------------------   ---------------
   11/2/2015             $10,000                 $10,000               $10,000
  11/30/2015               9,910                   9,997                 9,887
  12/31/2015               9,720                   9,996                 9,707
   1/31/2016               9,340                  10,036                 9,090
   2/29/2016               9,310                  10,051                 9,043
   3/31/2016               9,866                  10,059                 9,728
   4/30/2016               9,966                  10,066                 9,885
   5/31/2016               9,996                  10,067                 9,900
   6/30/2016              10,013                  10,107                 9,827
   7/31/2016              10,347                  10,107                10,267
   8/31/2016              10,387                  10,103                10,304
   9/30/2016              10,437                  10,118                10,379
  10/31/2016              10,275                  10,114                10,181
  11/30/2016              10,386                  10,097                10,285
  12/31/2016              10,535                  10,114                10,506
   1/31/2017              10,760                  10,120                10,793
   2/28/2017              11,005                  10,135                11,090
   3/31/2017              11,082                  10,138                11,221
   4/30/2017              11,215                  10,154                11,401
   5/31/2017              11,359                  10,167                11,634
   6/30/2017              11,410                  10,162                11,705
   7/31/2017              11,627                  10,183                12,025
   8/31/2017              11,689                  10,203                12,068
   9/30/2017              11,819                  10,197                12,325
  10/31/2017              12,057                  10,207                12,577
  11/30/2017              12,264                  10,203                12,823
  12/31/2017              12,456                  10,206                13,033
   1/31/2018              12,895                  10,195                13,735       Past performance is not predictive
   2/28/2018              12,446                  10,205                13,165       of future performance.
   3/31/2018              12,354                  10,229                12,921
   4/30/2018              12,396                  10,229                13,037       The returns shown do not reflect
   5/31/2018              12,480                  10,243                13,087       the deduction of taxes that a
   6/30/2018              12,457                  10,262                13,000       shareholder would pay on fund
   7/31/2018              12,709                  10,269                13,355       distributions or the redemption of
   8/31/2018              12,846                  10,288                13,472       fund shares.
   9/30/2018              12,807                  10,294                13,495
  10/31/2018              12,003                  10,316                12,431       FTSE fixed income indices (C) 2018
                                                                                     FTSE Fixed Income LLC. All
                                                                                     rights reserved.
             AVERAGE ANNUAL                   ONE            SINCE
             TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
             ---------------------------------------------------------------         Indices LLC, a division of S&P
                                             -0.45%          6.29%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                        FTSE World Government
                   Dimensional 2040         Bond Index,
                     Target Date             1-3 Years,             S&P Global
                  Retirement Income       Currency-Hedged           BMI Index
                        Fund               in USD Terms          (net dividends)
                  -----------------    ----------------------    ---------------
   11/2/2015            $10,000                $10,000                $10,000
  11/30/2015              9,900                  9,997                  9,887
  12/31/2015              9,692                  9,996                  9,707
   1/31/2016              9,222                 10,036                  9,090
   2/29/2016              9,162                 10,051                  9,043
   3/31/2016              9,790                 10,059                  9,728
   4/30/2016              9,900                 10,066                  9,885
   5/31/2016              9,941                 10,067                  9,900
   6/30/2016              9,918                 10,107                  9,827
   7/31/2016             10,283                 10,107                 10,267
   8/31/2016             10,323                 10,103                 10,304
   9/30/2016             10,383                 10,118                 10,379
  10/31/2016             10,220                 10,114                 10,181
  11/30/2016             10,393                 10,097                 10,285
  12/31/2016             10,572                 10,114                 10,506
   1/31/2017             10,827                 10,120                 10,793
   2/28/2017             11,103                 10,135                 11,090
   3/31/2017             11,210                 10,138                 11,221
   4/30/2017             11,353                 10,154                 11,401
   5/31/2017             11,517                 10,167                 11,634
   6/30/2017             11,599                 10,162                 11,705
   7/31/2017             11,847                 10,183                 12,025
   8/31/2017             11,888                 10,203                 12,068
   9/30/2017             12,070                 10,197                 12,325
  10/31/2017             12,339                 10,207                 12,577
  11/30/2017             12,566                 10,203                 12,823
  12/31/2017             12,738                 10,206                 13,033
   1/31/2018             13,312                 10,195                 13,735       Past performance is not predictive
   2/28/2018             12,842                 10,205                 13,165       of future performance.
   3/31/2018             12,681                 10,229                 12,921
   4/30/2018             12,733                 10,229                 13,037       The returns shown do not reflect
   5/31/2018             12,827                 10,243                 13,087       the deduction of taxes that a
   6/30/2018             12,756                 10,262                 13,000       shareholder would pay on fund
   7/31/2018             13,092                 10,269                 13,355       distributions or the redemption of
   8/31/2018             13,239                 10,288                 13,472       fund shares.
   9/30/2018             13,257                 10,294                 13,495
  10/31/2018             12,402                 10,316                 12,431       FTSE fixed income indices (C) 2018
                                                                                    FTSE Fixed Income LLC. All
                                                                                    rights reserved.
             AVERAGE ANNUAL                  ONE            SINCE
             TOTAL RETURN                    YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
             --------------------------------------------------------------         Indices LLC, a division of S&P
                                             0.51%          7.45%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND VS.
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                            FTSE World
                  Dimensional 2045        Government Bond
                     Target Date         Index, 1-3 Years,         S&P Global
                  Retirement Income       Currency-Hedged          BMI Index
                        Fund                in USD Terms       (net dividends)
                  -----------------      -----------------    -----------------
   11/2/2015            $10,000                $10,000            $10,000
  11/30/2015              9,880                  9,997              9,887
  12/31/2015              9,670                  9,996              9,707
   1/31/2016              9,170                 10,036              9,090
   2/29/2016              9,110                 10,051              9,043
   3/31/2016              9,768                 10,059              9,728
   4/30/2016              9,879                 10,066              9,885
   5/31/2016              9,929                 10,067              9,900
   6/30/2016              9,899                 10,107              9,827
   7/31/2016             10,295                 10,107             10,267
   8/31/2016             10,335                 10,103             10,304
   9/30/2016             10,403                 10,118             10,379
  10/31/2016             10,220                 10,114             10,181
  11/30/2016             10,413                 10,097             10,285
  12/31/2016             10,615                 10,114             10,506
   1/31/2017             10,891                 10,120             10,793
   2/28/2017             11,187                 10,135             11,090
   3/31/2017             11,304                 10,138             11,221
   4/30/2017             11,458                 10,154             11,401
   5/31/2017             11,643                 10,167             11,634
   6/30/2017             11,729                 10,162             11,705
   7/31/2017             12,018                 10,183             12,025
   8/31/2017             12,049                 10,203             12,068
   9/30/2017             12,252                 10,197             12,325
  10/31/2017             12,563                 10,207             12,577
  11/30/2017             12,832                 10,203             12,823
  12/31/2017             13,019                 10,206             13,033
   1/31/2018             13,688                 10,195             13,735
   2/28/2018             13,145                 10,205             13,165          Past performance is not predictive
   3/31/2018             12,955                 10,229             12,921          of future performance.
   4/30/2018             13,007                 10,229             13,037
   5/31/2018             13,111                 10,243             13,087          The returns shown do not reflect
   6/30/2018             13,036                 10,262             13,000          the deduction of taxes that a
   7/31/2018             13,425                 10,269             13,355          shareholder would pay on fund
   8/31/2018             13,583                 10,288             13,472          distributions or the redemption of
   9/30/2018             13,606                 10,294             13,495          fund shares.
  10/31/2018             12,590                 10,316             12,431
                                                                                   Copyright 2018 S&P Dow Jones
                                                                                   Indices LLC, a division of S&P
                                                                                   Global. All rights reserved.
             AVERAGE ANNUAL                  ONE            SINCE
             TOTAL RETURN                    YEAR         INCEPTION                FTSE fixed income indices (C) 2018
             --------------------------------------------------------------        FTSE Fixed Income LLC. All
                                             0.22%          8.00%                  rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2050            Bond Index,
                     Target Date               1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                        Fund                  in USD Terms        (net dividends)
                   -----------------     ---------------------    ---------------
   11/2/2015             $10,000                 $10,000               $10,000
  11/30/2015               9,880                   9,997                 9,887
  12/31/2015               9,673                   9,996                 9,707
   1/31/2016               9,171                  10,036                 9,090
   2/29/2016               9,110                  10,051                 9,043
   3/31/2016               9,771                  10,059                 9,728
   4/30/2016               9,882                  10,066                 9,885
   5/31/2016               9,933                  10,067                 9,900
   6/30/2016               9,904                  10,107                 9,827
   7/31/2016              10,301                  10,107                10,267
   8/31/2016              10,342                  10,103                10,304
   9/30/2016              10,408                  10,118                10,379
  10/31/2016              10,224                  10,114                10,181
  11/30/2016              10,418                  10,097                10,285
  12/31/2016              10,614                  10,114                10,506
   1/31/2017              10,902                  10,120                10,793
   2/28/2017              11,190                  10,135                11,090
   3/31/2017              11,307                  10,138                11,221
   4/30/2017              11,462                  10,154                11,401
   5/31/2017              11,647                  10,167                11,634
   6/30/2017              11,733                  10,162                11,705
   7/31/2017              12,023                  10,183                12,025
   8/31/2017              12,054                  10,203                12,068
   9/30/2017              12,261                  10,197                12,325
  10/31/2017              12,573                  10,207                12,577
  11/30/2017              12,843                  10,203                12,823
  12/31/2017              13,031                  10,206                13,033
   1/31/2018              13,693                  10,195                13,735       Past performance is not predictive
   2/28/2018              13,157                  10,205                13,165       of future performance.
   3/31/2018              12,966                  10,229                12,921
   4/30/2018              13,018                  10,229                13,037       The returns shown do not reflect
   5/31/2018              13,124                  10,243                13,087       the deduction of taxes that a
   6/30/2018              13,047                  10,262                13,000       shareholder would pay on fund
   7/31/2018              13,439                  10,269                13,355       distributions or the redemption of
   8/31/2018              13,598                  10,288                13,472       fund shares.
   9/30/2018              13,620                  10,294                13,495
  10/31/2018              12,610                  10,316                12,431       FTSE fixed income indices (C) 2018
                                                                                     FTSE Fixed Income LLC. All
                                                                                     rights reserved.
              AVERAGE ANNUAL                  ONE            SINCE
              TOTAL RETURN                    YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
              --------------------------------------------------------------         Indices LLC, a division of S&P
                                              0.30%          8.05%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2055            Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms         (net dividends)
                   -----------------     ----------------------     ------------
   11/2/2015             $10,000                $10,000                $10,000
  11/30/2015               9,880                  9,997                  9,887
  12/31/2015               9,673                  9,996                  9,707
   1/31/2016               9,170                 10,036                  9,090
   2/29/2016               9,110                 10,051                  9,043
   3/31/2016               9,771                 10,059                  9,728
   4/30/2016               9,882                 10,066                  9,885
   5/31/2016               9,932                 10,067                  9,900
   6/30/2016               9,903                 10,107                  9,827
   7/31/2016              10,300                 10,107                 10,267
   8/31/2016              10,340                 10,103                 10,304
   9/30/2016              10,398                 10,118                 10,379
  10/31/2016              10,224                 10,114                 10,181
  11/30/2016              10,418                 10,097                 10,285
  12/31/2016              10,617                 10,114                 10,506
   1/31/2017              10,895                 10,120                 10,793
   2/28/2017              11,193                 10,135                 11,090
   3/31/2017              11,300                 10,138                 11,221
   4/30/2017              11,455                 10,154                 11,401
   5/31/2017              11,640                 10,167                 11,634
   6/30/2017              11,722                 10,162                 11,705
   7/31/2017              12,013                 10,183                 12,025
   8/31/2017              12,044                 10,203                 12,068
   9/30/2017              12,250                 10,197                 12,325
  10/31/2017              12,562                 10,207                 12,577
  11/30/2017              12,832                 10,203                 12,823
  12/31/2017              13,019                 10,206                 13,033
   1/31/2018              13,681                 10,195                 13,735        Past performance is not predictive
   2/28/2018              13,145                 10,205                 13,165        of future performance.
   3/31/2018              12,954                 10,229                 12,921
   4/30/2018              13,007                 10,229                 13,037        The returns shown do not reflect
   5/31/2018              13,112                 10,243                 13,087        the deduction of taxes that a
   6/30/2018              13,036                 10,262                 13,000        shareholder would pay on fund
   7/31/2018              13,417                 10,269                 13,355        distributions or the redemption of
   8/31/2018              13,586                 10,288                 13,472        fund shares.
   9/30/2018              13,608                 10,294                 13,495
  10/31/2018              12,598                 10,316                 12,431        FTSE fixed income indices (C) 2018
                                                                                      FTSE Fixed Income LLC. All
                                                                                      rights reserved.
              AVERAGE ANNUAL                   ONE            SINCE
              TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
              ---------------------------------------------------------------         Indices LLC, a division of S&P
                                               0.29%          8.02%                   Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                      [CHART]


                                         FTSE World Government
                   Dimensional 2060            Bond Index,
                      Target Date              1-3 Years,            S&P Global
                   Retirement Income        Currency-Hedged          BMI Index
                         Fund                 in USD Terms         (net dividends)
                   -----------------     ----------------------     ------------
   11/2/2015            $10,000                  $10,000               $10,000
  11/30/2015              9,880                    9,997                 9,887
  12/31/2015              9,673                    9,996                 9,707
   1/31/2016              9,171                   10,036                 9,090
   2/29/2016              9,110                   10,051                 9,043
   3/31/2016              9,761                   10,059                 9,728
   4/30/2016              9,882                   10,066                 9,885
   5/31/2016              9,933                   10,067                 9,900
   6/30/2016              9,899                   10,107                 9,827
   7/31/2016             10,295                   10,107                10,267
   8/31/2016             10,336                   10,103                10,304
   9/30/2016             10,397                   10,118                10,379
  10/31/2016             10,224                   10,114                10,181
  11/30/2016             10,417                   10,097                10,285
  12/31/2016             10,610                   10,114                10,506
   1/31/2017             10,887                   10,120                10,793
   2/28/2017             11,185                   10,135                11,090
   3/31/2017             11,302                   10,138                11,221
   4/30/2017             11,456                   10,154                11,401
   5/31/2017             11,642                   10,167                11,634
   6/30/2017             11,724                   10,162                11,705
   7/31/2017             12,014                   10,183                12,025
   8/31/2017             12,045                   10,203                12,068
   9/30/2017             12,262                   10,197                12,325
  10/31/2017             12,563                   10,207                12,577
  11/30/2017             12,832                   10,203                12,823
  12/31/2017             13,016                   10,206                13,033
   1/31/2018             13,686                   10,195                13,735        Past performance is not predictive
   2/28/2018             13,142                   10,205                13,165        of future performance.
   3/31/2018             12,951                   10,229                12,921
   4/30/2018             13,003                   10,229                13,037        The returns shown do not reflect
   5/31/2018             13,108                   10,243                13,087        the deduction of taxes that a
   6/30/2018             13,032                   10,262                13,000        shareholder would pay on fund
   7/31/2018             13,422                   10,269                13,355        distributions or the redemption of
   8/31/2018             13,590                   10,288                13,472        fund shares.
   9/30/2018             13,603                   10,294                13,495
  10/31/2018             12,597                   10,316                12,431        FTSE fixed income indices (C) 2018
                                                                                      FTSE Fixed Income LLC. All
                                                                                      rights reserved.
              AVERAGE ANNUAL                   ONE            SINCE
              TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2018 S&P Dow Jones
              ---------------------------------------------------------------         Indices LLC, a division of S&P
                                               0.27%          8.01%                   Global. All rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.


              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
              -------------------------------------------------
Russell 3000(R) Index.................................................. 6.60%
Russell Microcap(R) Index (micro-cap stocks)........................... 1.42%
Russell 2000(R) Index (small-cap stocks)............................... 1.85%
Russell Midcap(R) Index (mid-cap stocks)............................... 2.79%
Russell 1000(R) Index (large-cap stocks)............................... 6.98%
Dow Jones U.S. Select REIT Index (SM).................................. 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
              -------------------------------------------------
Russell 2000(R) Value Index (small-cap value stocks)................... -0.59%
Russell 2000(R) Growth Index (small-cap growth stocks).................  4.13%
Russell 1000(R) Value Index (large-cap value stocks)...................  3.03%
Russell 1000(R) Growth Index (large-cap growth stocks)................. 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI World ex USA Index.................................         -6.76%
MSCI World ex USA Mid Cap Index.........................         -8.02%
MSCI World ex USA Small Cap Index.......................         -7.75%
MSCI World ex USA Value Index...........................         -7.54%
MSCI World ex USA Growth Index..........................         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                             12 MONTHS ENDED OCTOBER 31, 2018
                             --------------------------------
                                                        LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP     ------------ ----------------------
Japan..................................................     -4.22%            -3.56%
United Kingdom.........................................     -0.91%            -4.65%
France.................................................     -4.30%            -6.92%
Canada.................................................     -4.08%            -5.84%
Germany................................................    -12.26%           -14.66%
Switzerland............................................      0.19%            -0.72%
Australia..............................................      2.96%            -4.83%
Hong Kong..............................................     -8.47%            -8.88%
Netherlands............................................     -7.68%            -9.99%
Spain..................................................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------
                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI Emerging Markets Index.............................         -12.52%
MSCI Emerging Markets Mid Cap Index.....................         -11.85%
MSCI Emerging Markets Small Cap Index...................         -17.21%
MSCI Emerging Markets Value Index.......................          -8.27%
MSCI Emerging Markets Growth Index......................         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                             12 MONTHS ENDED OCTOBER 31, 2018
                             --------------------------------
                                                        LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP              ------------ ----------------------
China..................................................    -16.33%           -16.73%
Korea..................................................    -18.52%           -19.90%
Taiwan.................................................     -6.62%            -8.98%
India..................................................     -0.01%           -12.42%
Brazil.................................................     18.95%             4.76%
South Africa...........................................    -13.80%           -17.45%
Russia.................................................     22.79%            10.69%
Mexico.................................................     -9.54%           -14.55%
Thailand...............................................      4.01%             4.23%
Malaysia...............................................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short-term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                                   OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                                   ---------------- ---------------- ------
One-Month Treasury Bill (yield)...................       0.99%            2.20%       1.21%

Ten-Year U.S. Treasury Notes (yield)................... 2.38% 3.15% 0.77%

--------
Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

TARGET DATE RETIREMENT INCOME FUND          12 MONTHS ENDED OCTOBER 31, 2018
2015-2060 REVIEW

   The Dimensional 2015 Target Date Retirement Income Fund is designed for investors that are in retirement or planning to retire within a few years of 2015 and who are planning to withdraw the value of their investment in the Portfolio over many years after 2015. The Dimensional Target Date Retirement Income Portfolios listed below are designed for investors planning to retire in or within a few years of the target date associated with each Portfolio and are planning to withdraw the value of their investment in a Portfolio over many years after the target date:

..  Dimensional 2020 Target Date Retirement Income Fund

..  Dimensional 2025 Target Date Retirement Income Fund

..  Dimensional 2030 Target Date Retirement Income Fund

..  Dimensional 2035 Target Date Retirement Income Fund

..  Dimensional 2040 Target Date Retirement Income Fund

..  Dimensional 2045 Target Date Retirement Income Fund

..  Dimensional 2050 Target Date Retirement Income Fund

..  Dimensional 2055 Target Date Retirement Income Fund

..  Dimensional 2060 Target Date Retirement Income Fund

   Each Portfolio allocates investments to other equity and fixed income mutual funds managed by Dimensional (i.e. the "Underlying Funds"). Over time, each Portfolio's allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds).

   In particular, the asset allocation strategy for each Portfolio reduces equity risk and seeks to lower the volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as the target date associated with that Portfolio approaches. This generally means that Portfolios that are still far from their target date will generally focus on asset growth through a higher allocation to the equity and fixed income Underlying Funds earmarked as growth assets. Over time, the percentage of growth assets allocated to equity Underlying Funds is generally expected to decrease relative to the percentage allocated to fixed income Underlying Funds.

   In addition, over time, the Portfolios' will also gradually decrease their focus on asset growth and increase their focus on hedging against changes to the cost of funding in-retirement consumption. Beginning approximately 20 years prior to a Portfolio's target date, an increasing portion of the Portfolio will be allocated to fixed income Underlying Funds that are intended to hedge against changes to the cost of funding in-retirement consumption, rather than focus on asset growth. Therefore, in evaluating the performance of this portion of the Portfolio, we believe investors should focus on changes to their cost of funding in-retirement consumption rather than on asset growth. During periods in which interest rates increase, the present-day cost of funding an investor's future in-retirement consumption generally decreases. As a result, despite the fact that the value of the portion of the Portfolio allocated to the fixed income Underlying Funds intended to hedge against changes to cost of funding in retirement consumption may decrease in periods where interest rates increase, that should be evaluated alongside the expectation that the cost of funding in-retirement consumption has also decreased.

   For the one-year period ending October 31, 2018, in aggregate, the equity and fixed income Underlying Funds utilized for growth assets had positive returns and contributed to the Portfolios' growth assets. For Portfolios that had a portion of assets allocated to fixed income Underlying Funds for hedging changes to the costs of in-retirement consumption (e.g. Portfolios with target dates of 2035 and earlier), these Underlying Funds generally had negative returns as interest rates generally increased; however, as previously discussed, the cost of funding investors' consumption in retirement also decreased due to the rise in interest rates.

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2015 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -1.42% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 10.6 years over the 12 months ended October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. The Fund's holdings of the Fixed Income Underlying Funds underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -1.42% for the Fund and -0.96% for the S&P STRIDE Glide Path 2015 Index, a target date benchmark.

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2020 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -1.67% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond

Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 13.8 years over the 12 months ended October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. These holdings underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -1.67% for the Fund and -1.24% for the S&P STRIDE Glide Path 2020 Index, a target date benchmark.

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2025 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -1.80% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 18.7 years over the 12 months ended October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. These holdings underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -1.80% for the Fund and -1.00% for the S&P STRIDE Glide Path 2025 Index, a target date benchmark.

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2030 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -1.32% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 23.6 years over 12 months ended October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. These holdings underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -1.32% for the Fund and -0.54% for the S&P STRIDE Glide Path 2030 Index, a target date benchmark.

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2035 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -0.45% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   The Fund's holdings of the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 23.9 years over 12 months ended
October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. These holdings underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -0.45% for the Fund and 0.46% for the S&P STRIDE Glide Path 2035 Index, a target date benchmark.

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2040 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was 0.51% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was 0.51% for the Fund and 1.68% for the S&P STRIDE Glide Path 2040 Index, a target date benchmark.

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2045 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was 0.22% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was 0.22% for the Fund and 1.69% for the S&P STRIDE Glide Path 2045 Index, a target date benchmark.

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2050 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was 0.30% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was 0.30% for the Fund and 1.69% for the S&P STRIDE Glide Path 2050 Index, a target date benchmark.

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2055 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was 0.29% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was 0.29% for the Fund and 1.69% for the S&P STRIDE Glide Path 2055 Index, a target date benchmark.

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2060 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was 0.27% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2018, these holdings underperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of longer-term bonds was the primary driver of underperformance relative to the fixed income benchmark (which holds only bonds in the one- to three-year maturity range) during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was 0.27% for the Fund and 1.69% for the S&P STRIDE Glide Path 2060 Index, a target date benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                        --------- --------- ---------- ---------
DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  976.00    0.19%     $0.95
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.25    0.19%     $0.97
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  967.90    0.22%     $1.09
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.10    0.22%     $1.12

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                        --------- --------- ---------- ---------
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  960.40    0.21%     $1.04
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.15    0.21%     $1.07
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  961.00    0.24%     $1.19
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.00    0.24%     $1.22
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  968.30    0.26%     $1.29
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.90    0.26%     $1.33
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  974.00    0.26%     $1.29
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.90    0.26%     $1.33
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  968.00    0.25%     $1.24
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.95    0.25%     $1.28
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  968.60    0.25%     $1.24
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.95    0.25%     $1.28
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  968.60    0.26%     $1.29
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.90    0.26%     $1.33
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  968.70    0.26%     $1.29
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.90    0.26%     $1.33

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
Dimensional 2015 Target Date Retirement Income Fund.........              100.0%
Dimensional 2020 Target Date Retirement Income Fund.........              100.0%
Dimensional 2025 Target Date Retirement Income Fund.........              100.0%
Dimensional 2030 Target Date Retirement Income Fund.........              100.0%
Dimensional 2035 Target Date Retirement Income Fund.........              100.0%
Dimensional 2040 Target Date Retirement Income Fund.........              100.0%
Dimensional 2045 Target Date Retirement Income Fund.........              100.0%
Dimensional 2050 Target Date Retirement Income Fund.........              100.0%
Dimensional 2055 Target Date Retirement Income Fund.........              100.0%
Dimensional 2060 Target Date Retirement Income Fund.........              100.0%

              DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                SHARES     VALUE+
                                                               --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc......................... 2,744,832 $30,879,359
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc.........................   676,513   5,730,064
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc............................   179,743   3,785,390
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.........................   166,038   3,780,695
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.........................    99,572   2,118,893
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................    83,866   1,060,903
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................    53,390   1,011,735
                                                                         -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $47,886,658)..........................................           $48,367,039
                                                                         ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -------------------------------------------------
                                            LEVEL 1     LEVEL 2    LEVEL 3       TOTAL
                                         ------------- ---------- ---------- -------------
Affiliated Investment Companies......... $  48,367,039         --         -- $  48,367,039
                                         ------------- ---------- ---------- -------------
TOTAL................................... $  48,367,039         --         -- $  48,367,039
                                         ============= ========== ========== =============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              SHARES      VALUE+
                                                             --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio
  of DFA Investment Dimensions Group Inc.................... 4,253,669 $ 47,853,778
Investment in DFA LTIP Portfolio of DFA Investment
  Dimensions Group Inc...................................... 2,762,136   23,395,296
Investment in U.S. Core Equity 1 Portfolio of DFA
  Investment Dimensions Group Inc...........................   393,455    8,958,978
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc......................................   424,524    8,940,473
Investment in Large Cap International Portfolio of DFA
  Investment Dimensions Group Inc...........................   235,357    5,008,395
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc...........................   197,562    2,499,159
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc...........................   125,561    2,379,376
Investment in DFA Two-Year Global Fixed Income Portfolio
  of DFA Investment Dimensions Group Inc....................    65,870      655,403
Investment in DFA Short-Term Extended Quality Portfolio
  of DFA Investment Dimensions Group Inc....................    61,310      654,788
                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $98,583,507)........................................           $100,345,646
                                                                       ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -------------------------------------------
                                             LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
                                           ------------ -------- -------- ------------
Affiliated Investment Companies........... $100,345,646       --       -- $100,345,646
                                           ------------ -------- -------- ------------
TOTAL..................................... $100,345,646       --       -- $100,345,646
                                           ============ ======== ======== ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................ 4,956,045 $ 41,977,701
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc................................ 2,294,725   25,815,651
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................   759,431   17,292,254
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc...................................   819,369   17,255,910
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................   454,667    9,675,314
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   380,648    4,815,204
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   243,815    4,620,287
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................   416,380    4,142,979
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................   387,562    4,139,158
                                                                                ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $125,496,976)................................................           $129,734,458
                                                                                ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 2.090%
  (Cost $89,438).....................................................    89,438       89,438
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $125,586,414)................................................           $129,823,896
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
                                              ------------ -------- -------- ------------
Affiliated Investment Companies.............. $129,734,458       --       -- $129,734,458
Temporary Cash Investments...................       89,438       --       --       89,438
                                              ------------ -------- -------- ------------
TOTAL........................................ $129,823,896       --       -- $129,823,896
                                              ============ ======== ======== ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................ 4,962,415 $ 42,031,657
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 1,066,344   24,280,660
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 1,152,017   24,261,471
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................   637,571   13,567,509
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................   852,020    8,477,595
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................   793,584    8,475,479
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   527,189    6,668,937
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   338,569    6,415,886
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc................................   346,775    3,901,224
                                                                                ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $133,567,755)................................................           $138,080,418
                                                                                ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 2.090%
  (Cost $89,993).....................................................    89,993       89,993
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $133,657,748)................................................           $138,170,411
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
                                              ------------ -------- -------- ------------
Affiliated Investment Companies.............. $138,080,418       --       -- $138,080,418
Temporary Cash Investments...................       89,993       --       --       89,993
                                              ------------ -------- -------- ------------
TOTAL........................................ $138,170,411       --       -- $138,170,411
                                              ============ ======== ======== ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              SHARES      VALUE+
                                                             --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.......................   974,204 $ 22,182,631
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc.......................... 1,051,117   22,136,521
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc....................... 1,677,901   14,211,825
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.......................   581,630   12,377,077
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc.......................   868,779    8,644,346
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc.......................   808,635    8,636,219
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.......................   485,948    6,147,244
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.......................   307,462    5,826,409
                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $94,753,720)........................................           $100,162,272
                                                                       ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -------------------------------------------
                                         LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
                                       ------------ -------- -------- ------------
Affiliated Investment Companies....... $100,162,272       --       -- $100,162,272
                                       ------------ -------- -------- ------------
TOTAL................................. $100,162,272       --       -- $100,162,272
                                       ============ ======== ======== ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc....................... 915,889 $20,854,795
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc.......................... 988,189  20,811,266
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc....................... 552,037  11,747,351
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc....................... 744,693   7,409,700
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc....................... 693,020   7,401,449
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................... 456,886   5,779,609
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................... 290,268   5,500,570
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $72,831,465)........................................         $79,504,740
                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -----------------------------------------
                                         LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                       ----------- -------- -------- -----------
Affiliated Investment Companies....... $79,504,740       --       -- $79,504,740
                                       ----------- -------- -------- -----------
TOTAL................................. $79,504,740       --       -- $79,504,740
                                       =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 743,623 $16,932,288
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 802,333  16,897,130
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................ 446,308   9,497,437
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 373,268   4,721,844
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 238,368   4,517,086
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................ 146,325   1,455,934
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................ 136,280   1,455,467
                                                                              -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $51,386,079).................................................         $55,477,186
                                                                              -----------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 2.090%
  (Cost $4,435)......................................................   4,435       4,435
                                                                              -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $51,390,514).................................................         $55,481,621
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -----------------------------------------
                                         LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                       ----------- -------- -------- -----------
Affiliated Investment Companies....... $55,477,186       --       -- $55,477,186
Temporary Cash Investments............       4,435       --       --       4,435
                                       ----------- -------- -------- -----------
TOTAL................................. $55,481,621       --       -- $55,481,621
                                       =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc....................... 611,144 $13,915,742
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc.......................... 659,392  13,886,784
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc....................... 367,595   7,822,428
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................... 307,725   3,892,719
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................... 195,807   3,710,548
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc....................... 117,508   1,169,206
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc....................... 109,370   1,168,071
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $41,628,413)........................................         $45,565,498
                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -----------------------------------------
                                         LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                       ----------- -------- -------- -----------
Affiliated Investment Companies....... $45,565,498       --       -- $45,565,498
                                       ----------- -------- -------- -----------
TOTAL................................. $45,565,498       --       -- $45,565,498
                                       =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc.......................... 257,776 $ 5,428,766
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc....................... 238,126   5,422,130
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc....................... 142,797   3,038,734
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................... 120,270   1,521,414
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.......................  76,563   1,450,863
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc.......................  44,137     439,160
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc.......................  41,081     438,742
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $16,999,146)........................................         $17,739,809
                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -----------------------------------------
                                         LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                       ----------- -------- -------- -----------
Affiliated Investment Companies....... $17,739,809       --       -- $17,739,809
                                       ----------- -------- -------- -----------
TOTAL................................. $17,739,809       --       -- $17,739,809
                                       =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc.......................... 186,356 $ 3,924,664
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc....................... 172,280   3,922,814
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc....................... 103,289   2,197,997
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.......................  86,997   1,100,504
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.......................  55,382   1,049,492
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc.......................  31,924     317,643
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc.......................  29,712     317,327
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $12,501,097)........................................         $12,830,441
                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -----------------------------------------
                                         LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                       ----------- -------- -------- -----------
Affiliated Investment Companies....... $12,830,441       --       -- $12,830,441
                                       ----------- -------- -------- -----------
TOTAL................................. $12,830,441       --       -- $12,830,441
                                       =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL
                                                      2015 TARGET  2020 TARGET  2025 TARGET  2030 TARGET  2035 TARGET
                                                         DATE         DATE         DATE         DATE         DATE
                                                      RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT
                                                      INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
                                                      ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value.............................................. $     48,367 $    100,346 $    129,734 $    138,080 $    100,162
Temporary Cash Investments at Value & Cost...........           --           --           89           90           --
Receivables:
   Affiliated Investment Companies Sold..............          225          188           --           --           86
   Fund Shares Sold..................................          129          248          124          465          249
   From Advisor......................................            6            6            7            7            6
Prepaid Expenses and Other Assets....................           21           12           13           16           14
                                                      ------------ ------------ ------------ ------------ ------------
       Total Assets..................................       48,748      100,800      129,967      138,658      100,517
                                                      ------------ ------------ ------------ ------------ ------------
LIABILITIES:
Payables:
   Due to Custodian..................................           --            1           --           --           15
   Affiliated Investment Companies Purchased.........           --           --           33           31           --
   Fund Shares Redeemed..............................            3            1            9          232           52
   Line of Credit....................................          218          146           --           --           30
Accrued Expenses and Other Liabilities...............            9            9           11           13           11
                                                      ------------ ------------ ------------ ------------ ------------
       Total Liabilities.............................          230          157           53          276          108
                                                      ------------ ------------ ------------ ------------ ------------
NET ASSETS........................................... $     48,518 $    100,643 $    129,914 $    138,382 $    100,409
                                                      ============ ============ ============ ============ ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $48,518; $100,643; $129,914; $138,382 and
  $100,409 and shares outstanding of 4,692,368,
  9,563,380, 12,012,755, 12,482,394 and 8,842,727,
  respectively....................................... $      10.34 $      10.52 $      10.81 $      11.09 $      11.35
                                                      ============ ============ ============ ============ ============
NUMBER OF SHARES AUTHORIZED..........................  800,000,000  800,000,000  800,000,000  800,000,000  800,000,000
                                                      ============ ============ ============ ============ ============
Investments in Affiliated Investment Companies at
  Cost............................................... $     47,887 $     98,584 $    125,497 $    133,568 $     94,754
                                                      ============ ============ ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $     48,468 $     99,008 $    126,320 $    134,231 $     95,049
Total Distributable Earnings (Loss)..................           50        1,635        3,594        4,151        5,360
                                                      ------------ ------------ ------------ ------------ ------------
NET ASSETS........................................... $     48,518 $    100,643 $    129,914 $    138,382 $    100,409
                                                      ============ ============ ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL
                                                      2040 TARGET  2045 TARGET  2050 TARGET  2055 TARGET  2060 TARGET
                                                         DATE         DATE         DATE         DATE         DATE
                                                      RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT
                                                      INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
                                                      ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value.............................................. $     79,505 $     55,477 $     45,565 $     17,740 $     12,830
Temporary Cash Investments at Value & Cost...........           --            4           --           --           --
Receivables:
   Affiliated Investment Companies Sold..............           --           --           89          114           72
   Fund Shares Sold..................................          110           69          101           58           53
   From Advisor......................................            6            5            5            5            4
Prepaid Expenses and Other Assets....................           13           12           11           11           11
                                                      ------------ ------------ ------------ ------------ ------------
       Total Assets..................................       79,634       55,567       45,771       17,928       12,970
                                                      ------------ ------------ ------------ ------------ ------------
LIABILITIES:
Payables:
   Due to Custodian..................................            6           --           76           --           72
   Fund Shares Redeemed..............................          121           16            6           38           13
   Line of Credit....................................           --           --           --          115           --
Accrued Expenses and Other Liabilities...............            9            7            6            6            5
                                                      ------------ ------------ ------------ ------------ ------------
       Total Liabilities.............................          136           23           88          159           90
                                                      ------------ ------------ ------------ ------------ ------------
NET ASSETS........................................... $     79,498 $     55,544 $     45,683 $     17,769 $     12,880
                                                      ============ ============ ============ ============ ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $79,498; $55,544; $45,683; $17,769 and $12,880
  and shares outstanding of 6,767,124, 4,666,228,
  3,852,921, 1,499,677 and 1,083,503,
  respectively....................................... $      11.75 $      11.90 $      11.86 $      11.85 $      11.89
                                                      ============ ============ ============ ============ ============
NUMBER OF SHARES AUTHORIZED..........................  800,000,000  800,000,000  800,000,000  800,000,000  800,000,000
                                                      ============ ============ ============ ============ ============
Investments in Affiliated Investment Companies at
  Cost............................................... $     72,831 $     51,386 $     41,628 $     16,999 $     12,501
                                                      ============ ============ ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $     72,863 $     51,454 $     41,761 $     17,032 $     12,573
Total Distributable Earnings (Loss)..................        6,635        4,090        3,922          737          307
                                                      ------------ ------------ ------------ ------------ ------------
NET ASSETS........................................... $     79,498 $     55,544 $     45,683 $     17,769 $     12,880
                                                      ============ ============ ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                             DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                             2015 TARGET 2020 TARGET 2025 TARGET 2030 TARGET 2035 TARGET
                                                                DATE        DATE        DATE        DATE        DATE
                                                             RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                             INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                             ----------- ----------- ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment
  Companies.................................................   $ 1,230     $ 2,812     $ 3,296     $ 2,977     $ 1,909
                                                               -------     -------     -------     -------     -------
       Total Investment Income..............................     1,230       2,812       3,296       2,977       1,909
                                                               -------     -------     -------     -------     -------
EXPENSES
   Investment Management Fees...............................        13          30          37          37          27
   Accounting & Transfer Agent Fees.........................         4           5           6           6           5
   Custodian Fees...........................................         2           2           2           2           1
   Filing Fees..............................................        25          23          27          28          25
   Shareholders' Reports....................................         4           7           7           8           7
   Audit Fees...............................................         2           3           3           3           3
   Legal Fees...............................................         1           1           1           1           1
   Other....................................................         8          18          22          21          16
                                                               -------     -------     -------     -------     -------
       Total Expenses.......................................        59          89         105         106          85
                                                               -------     -------     -------     -------     -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............       (34)        (29)        (31)        (31)        (30)
                                                               -------     -------     -------     -------     -------
   Net Expenses.............................................        25          60          74          75          55
                                                               -------     -------     -------     -------     -------
   NET INVESTMENT INCOME (LOSS).............................     1,205       2,752       3,222       2,902       1,854
                                                               -------     -------     -------     -------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies...................................        20          71         120         146         140
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold..........      (286)        (31)       (451)       (264)        (91)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...............    (1,884)     (4,615)     (6,020)     (6,076)     (3,337)
                                                               -------     -------     -------     -------     -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................    (2,150)     (4,575)     (6,351)     (6,194)     (3,288)
                                                               -------     -------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $  (945)    $(1,823)    $(3,129)    $(3,292)    $(1,434)
                                                               =======     =======     =======     =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018
                            (AMOUNTS IN THOUSANDS)

                                                             DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                             2040 TARGET 2045 TARGET 2050 TARGET 2055 TARGET 2060 TARGET
                                                                DATE        DATE        DATE        DATE        DATE
                                                             RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                             INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                             ----------- ----------- ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment
  Companies................................................. $    1,340   $     957   $     817   $     292   $     216
                                                             ----------   ---------   ---------   ---------   ---------
       Total Investment Income..............................      1,340         957         817         292         216
                                                             ----------   ---------   ---------   ---------   ---------
EXPENSES
   Investment Management Fees...............................         21          15          13           5           3
   Accounting & Transfer Agent Fees.........................          5           4           4           3           3
   Custodian Fees...........................................          1           1           2           2           2
   Filing Fees..............................................         23          21          20          18          18
   Shareholders' Reports....................................          5           5           4           3           3
   Audit Fees...............................................          3          --          --          --          --
   Legal Fees...............................................          1           1           1          --          --
   Other....................................................         12           8           7           2           1
                                                             ----------   ---------   ---------   ---------   ---------
       Total Expenses.......................................         71          55          51          33          30
                                                             ----------   ---------   ---------   ---------   ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............        (28)        (26)        (26)        (24)        (24)
                                                             ----------   ---------   ---------   ---------   ---------
   Net Expenses.............................................         43          29          25           9           6
                                                             ----------   ---------   ---------   ---------   ---------
   NET INVESTMENT INCOME (LOSS).............................      1,297         928         792         283         210
                                                             ----------   ---------   ---------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies...................................        127          96          85          27          21
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold..........        (86)        (80)        (79)        (27)        (20)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...............     (1,987)     (1,734)     (1,270)       (611)       (418)
                                                             ----------   ---------   ---------   ---------   ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................     (1,946)     (1,718)     (1,264)       (611)       (417)
                                                             ----------   ---------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................ $     (649)  $    (790)  $    (472)  $    (328)  $    (207)
                                                             ==========   =========   =========   =========   =========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                        DIMENSIONAL 2015 TARGET   DIMENSIONAL 2020 TARGET     DIMENSIONAL 2025 TARGET
                                        DATE RETIREMENT INCOME     DATE RETIREMENT INCOME     DATE RETIREMENT INCOME
                                                 FUND                       FUND                       FUND
                                       ------------------------  -------------------------  --------------------------
                                          YEAR         YEAR          YEAR         YEAR          YEAR          YEAR
                                          ENDED        ENDED         ENDED        ENDED         ENDED         ENDED
                                         OCT 31,      OCT 31,       OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                          2018         2017          2018         2017          2018          2017
                                       -----------  -----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income
     (Loss)........................... $     1,205  $       586  $      2,752  $     1,477  $      3,222  $      1,733
   Capital Gain Distributions
     Received from Affiliated
     Investment Companies.............          20           59            71          124           120           124
   Net Realized Gain (Loss) on:
       Affiliated Investment
         Companies Shares
         Sold.........................        (286)         (73)          (31)           2          (451)         (200)
   Change in Unrealized
     Appreciation (Depreciation)
     of:
       Affiliated Investment
         Companies Shares.............      (1,884)         945        (4,615)       3,201        (6,020)        6,420
                                       -----------  -----------  ------------  -----------  ------------  ------------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations...........        (945)       1,517        (1,823)       4,804        (3,129)        8,077
                                       -----------  -----------  ------------  -----------  ------------  ------------
Distributions:^
       Institutional Class
         Shares.......................      (1,314)        (624)       (2,967)      (1,460)       (3,423)       (1,653)
                                       -----------  -----------  ------------  -----------  ------------  ------------
          Total
            Distributions.............      (1,314)        (624)       (2,967)      (1,460)       (3,423)       (1,653)
                                       -----------  -----------  ------------  -----------  ------------  ------------
Capital Share Transactions (1):
   Shares Issued......................      33,746       17,279        42,991       37,131        63,085        55,794
   Shares Issued in Lieu of Cash
     Distributions....................       1,314          624         2,961        1,455         3,415         1,644
   Shares Redeemed....................     (17,054)     (10,459)      (27,338)      (9,654)      (34,414)      (16,382)
                                       -----------  -----------  ------------  -----------  ------------  ------------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions..............      18,006        7,444        18,614       28,932        32,086        41,056
                                       -----------  -----------  ------------  -----------  ------------  ------------
          Total Increase
            (Decrease) in Net
            Assets....................      15,747        8,337        13,824       32,276        25,534        47,480
NET ASSETS
   Beginning of Year..................      32,771       24,434        86,819       54,543       104,380        56,900
                                       -----------  -----------  ------------  -----------  ------------  ------------
   End of Year........................ $    48,518  $    32,771  $    100,643  $    86,819  $    129,914  $    104,380
                                       ===========  ===========  ============  ===========  ============  ============
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued......................       3,134        1,636         3,893        3,473         5,506         5,175
   Shares Issued in Lieu of Cash
     Distributions....................         122           60           267          138           298           153
   Shares Redeemed....................      (1,589)        (989)       (2,465)        (900)       (3,015)       (1,512)
                                       -----------  -----------  ------------  -----------  ------------  ------------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed..................       1,667          707         1,695        2,711         2,789         3,816
                                       ===========  ===========  ============  ===========  ============  ============

--------
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see
   Note I in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         DIMENSIONAL 2030 TARGET DIMENSIONAL 2035 TARGET DIMENSIONAL 2040 TARGET
                                                         DATE RETIREMENT INCOME  DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                 FUND                    FUND                    FUND
                                                         ----------------------  ----------------------  ----------------------
                                                            YEAR        YEAR        YEAR        YEAR       YEAR        YEAR
                                                            ENDED       ENDED       ENDED       ENDED      ENDED       ENDED
                                                           OCT 31,     OCT 31,     OCT 31,     OCT 31,    OCT 31,     OCT 31,
                                                            2018        2017        2018        2017       2018        2017
                                                         ----------   --------   ----------   --------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $    2,902   $  1,539   $    1,854   $  1,031   $   1,297   $     841
   Capital Gain Distributions Received from
     Affiliated Investment Companies....................        146        115          140         79         127          83
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares
         Sold...........................................       (264)      (155)         (91)       (53)        (86)        (34)
   Change in Unrealized Appreciation (Depreciation)
     of:
       Affiliated Investment Companies Shares...........     (6,076)     7,992       (3,337)     7,239      (1,987)      7,028
                                                         ----------   --------   ----------   --------   ---------   ---------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     (3,292)     9,491       (1,434)     8,296        (649)      7,918
                                                         ----------   --------   ----------   --------   ---------   ---------
Distributions:^
       Institutional Class Shares.......................     (3,112)    (1,445)      (2,011)      (934)     (1,455)       (751)
                                                         ----------   --------   ----------   --------   ---------   ---------
          Total Distributions...........................     (3,112)    (1,445)      (2,011)      (934)     (1,455)       (751)
                                                         ----------   --------   ----------   --------   ---------   ---------
Capital Share Transactions (1):
   Shares Issued........................................     73,218     50,113       45,682     46,864      36,583      29,362
   Shares Issued in Lieu of Cash Distributions..........      3,110      1,444        2,008        932       1,454         749
   Shares Redeemed......................................    (27,342)   (15,769)     (15,639)   (12,063)    (13,913)     (8,070)
                                                         ----------   --------   ----------   --------   ---------   ---------
          Net Increase (Decrease) from Capital
            Share Transactions..........................     48,986     35,788       32,051     35,733      24,124      22,041
                                                         ----------   --------   ----------   --------   ---------   ---------
          Total Increase (Decrease) in Net
            Assets......................................     42,582     43,834       28,606     43,095      22,020      29,208
NET ASSETS
   Beginning of Year....................................     95,800     51,966       71,803     28,708      57,478      28,270
                                                         ----------   --------   ----------   --------   ---------   ---------
   End of Year..........................................              $                       $
                                                         $  138,382     95,800   $  100,409     71,803   $  79,498   $  57,478
                                                         ==========   ========   ==========   ========   =========   =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................      6,229      4,599        3,826      4,327       2,965       2,676
   Shares Issued in Lieu of Cash Distributions..........        265        133          169         86         119          68
   Shares Redeemed......................................     (2,322)    (1,431)      (1,312)    (1,090)     (1,131)       (737)
                                                         ----------   --------   ----------   --------   ---------   ---------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................      4,172      3,301        2,683      3,323       1,953       2,007
                                                         ==========   ========   ==========   ========   =========   =========

--------
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see
   Note I in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         DIMENSIONAL 2045 TARGET DIMENSIONAL 2050 TARGET DIMENSIONAL 2055 TARGET
                                                         DATE RETIREMENT INCOME  DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                 FUND                    FUND                    FUND
                                                         ----------------------  ----------------------  ----------------------
                                                           YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                                           ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                          OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                           2018        2017        2018        2017        2018        2017
                                                         ---------   ---------   ---------   ---------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $     928   $     578   $     792   $     509   $     283   $     151
   Capital Gain Distributions Received from
     Affiliated Investment Companies....................        96          54          85          46          27          10
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares
         Sold...........................................       (80)        (18)        (79)         (4)        (27)         (4)
   Change in Unrealized Appreciation (Depreciation)
     of:
       Affiliated Investment Companies Shares...........    (1,734)      5,094      (1,270)      4,519        (611)      1,298
                                                         ---------   ---------   ---------   ---------   ---------   ---------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................      (790)      5,708        (472)      5,070        (328)      1,455
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Distributions:^
       Institutional Class Shares.......................    (1,054)       (505)       (905)       (452)       (319)       (131)
                                                         ---------   ---------   ---------   ---------   ---------   ---------
          Total Distributions...........................    (1,054)       (505)       (905)       (452)       (319)       (131)
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Capital Share Transactions (1):
   Shares Issued........................................    26,375      21,888      20,269      19,008       9,915       8,538
   Shares Issued in Lieu of Cash Distributions..........     1,052         504         905         452         319         132
   Shares Redeemed......................................    (8,839)     (4,514)     (8,392)     (4,161)     (2,837)     (1,953)
                                                         ---------   ---------   ---------   ---------   ---------   ---------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    18,588      17,878      12,782      15,299       7,397       6,717
                                                         ---------   ---------   ---------   ---------   ---------   ---------
          Total Increase (Decrease) in Net
            Assets......................................    16,744      23,081      11,405      19,917       6,750       8,041
NET ASSETS
   Beginning of Year....................................    38,800      15,719      34,278      14,361      11,019       2,978
                                                         ---------   ---------   ---------   ---------   ---------   ---------
   End of Year.......................................... $  55,544   $  38,800   $  45,683   $  34,278   $  17,769   $  11,019
                                                         =========   =========   =========   =========   =========   =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     2,088       1,989       1,615       1,730         791         773
   Shares Issued in Lieu of Cash Distributions..........        84          45          73          41          26          12
   Shares Redeemed......................................      (702)       (400)       (670)       (369)       (230)       (170)
                                                         ---------   ---------   ---------   ---------   ---------   ---------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................     1,470       1,634       1,018       1,402         587         615
                                                         =========   =========   =========   =========   =========   =========

--------
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see
   Note I in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  DIMENSIONAL 2060 TARGET
                                                                                   DATE RETIREMENT INCOME
                                                                                            FUND
                                                                                  -----------------------
                                                                                     YEAR         YEAR
                                                                                     ENDED        ENDED
                                                                                    OCT 31,      OCT 31,
                                                                                     2018         2017
                                                                                  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $       210  $       83
   Capital Gain Distributions Received from Affiliated Investment Companies......          21           6
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............................         (20)         (2)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................................        (418)        714
                                                                                  -----------  ----------
          Net Increase (Decrease) in Net Assets Resulting from Operations........        (207)        801
                                                                                  -----------  ----------
Distributions:^
       Institutional Class Shares................................................        (241)        (58)
                                                                                  -----------  ----------
          Total Distributions....................................................        (241)        (58)
                                                                                  -----------  ----------
Capital Share Transactions (1):
   Shares Issued.................................................................       7,807       6,934
   Shares Issued in Lieu of Cash Distributions...................................         241          58
   Shares Redeemed...............................................................      (2,021)     (2,023)
                                                                                  -----------  ----------
          Net Increase (Decrease) from Capital Share Transactions................       6,027       4,969
                                                                                  -----------  ----------
          Total Increase (Decrease) in Net Assets................................       5,579       5,712
NET ASSETS
   Beginning of Year.............................................................       7,301       1,589
                                                                                  -----------  ----------
   End of Year................................................................... $    12,880  $    7,301
                                                                                  ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................         624         616
   Shares Issued in Lieu of Cash Distributions...................................          19           5
   Shares Redeemed...............................................................        (161)       (177)
                                                                                  -----------  ----------
          Net Increase (Decrease) from Shares Issued and Redeemed................         482         444
                                                                                  ===========  ==========

--------
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see
   Note I in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             DIMENSIONAL 2015 TARGET DATE RETIREMENT
                                                                                           INCOME FUND
                                                                            -----------------------------------------
                                                                                                            PERIOD
                                                                                YEAR           YEAR         NOV 2,
                                                                                ENDED          ENDED      2015(A) TO
                                                                               OCT 31,        OCT 31,      OCT 31,
                                                                                2018           2017          2016
                                                                            ------------   ------------  ------------
Net Asset Value, Beginning of Year......................................... $      10.83   $      10.54  $      10.00
                                                                            ------------   ------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)........................................         0.31           0.21          0.16
   Net Gains (Losses) on Securities (Realized and Unrealized)..............        (0.45)          0.32          0.51
                                                                            ------------   ------------  ------------
       Total from Investment Operations....................................        (0.14)          0.53          0.67
                                                                            ------------   ------------  ------------
Less Distributions:
-------------------
   Net Investment Income...................................................        (0.31)         (0.22)        (0.13)
   Net Realized Gains......................................................        (0.04)         (0.02)           --
                                                                            ------------   ------------  ------------
       Total Distributions.................................................        (0.35)         (0.24)        (0.13)
                                                                            ------------   ------------  ------------
Net Asset Value, End of Year............................................... $      10.34   $      10.83  $      10.54
                                                                            ============   ============  ============
Total Return...............................................................        (1.42%)         5.08%         6.67% (B)
                                                                            ------------   ------------  ------------
Net Assets, End of Year (thousands)........................................ $     48,518   $     32,771  $     24,434
Ratio of Expenses to Average Net Assets *(C)...............................         0.19%          0.20%         0.21% (D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/ or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................         0.27%          0.29%         0.47% (D)(E)
Ratio of Net Investment Income to Average Net Assets.......................         2.83%          2.00%         1.57% (D)(E)
                                                                            ------------   ------------  ------------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................         0.13%          0.14%         0.15%
                                                                            ------------   ------------  ------------

                                                                            DIMENSIONAL 2020 TARGET DATE RETIREMENT
                                                                                          INCOME FUND
                                                                            ---------------------------------------
                                                                                                           PERIOD
                                                                                YEAR          YEAR         NOV 2,
                                                                                ENDED         ENDED      2015(A) TO
                                                                               OCT 31,       OCT 31,      OCT 31,
                                                                                2018          2017          2016
                                                                            ------------   -----------  -----------
Net Asset Value, Beginning of Year......................................... $      11.03   $     10.58  $     10.00
                                                                            ------------   -----------  -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)........................................         0.31          0.22         0.18
   Net Gains (Losses) on Securities (Realized and Unrealized)..............        (0.48)         0.45         0.56
                                                                            ------------   -----------  -----------
       Total from Investment Operations....................................        (0.17)         0.67         0.74
                                                                            ------------   -----------  -----------
Less Distributions:
-------------------
   Net Investment Income...................................................        (0.32)        (0.22)       (0.16)
   Net Realized Gains......................................................        (0.02)           --           --
                                                                            ------------   -----------  -----------
       Total Distributions.................................................        (0.34)        (0.22)       (0.16)
                                                                            ------------   -----------  -----------
Net Asset Value, End of Year............................................... $      10.52   $     11.03  $     10.58
                                                                            ============   ===========  ===========
Total Return...............................................................        (1.67%)        6.50%        7.40% (B)
                                                                            ------------   -----------  -----------
Net Assets, End of Year (thousands)........................................ $    100,643   $    86,819  $    54,543
Ratio of Expenses to Average Net Assets *(C)...............................         0.21%         0.22%        0.23% (D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/ or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................         0.24%         0.26%        0.37% (D)(E)
Ratio of Net Investment Income to Average Net Assets.......................         2.77%         2.07%        1.76% (D)(E)
                                                                            ------------   -----------  -----------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................         0.15%         0.16%        0.17%
                                                                            ------------   -----------  -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    DIMENSIONAL 2025 TARGET DATE RETIREMENT
                                                                  INCOME FUND
                                                   ----------------------------------------
                                                                                   PERIOD
                                                       YEAR           YEAR         NOV 2,
                                                       ENDED          ENDED      2015(A) TO
                                                      OCT 31,        OCT 31,      OCT 31,
                                                       2018           2017          2016
                                                   ------------   ------------  -----------
Net Asset Value, Beginning of Period.............. $      11.32   $      10.52  $     10.00
                                                   ------------   ------------  -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............         0.30           0.23         0.20
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................        (0.48)          0.79         0.48
                                                   ------------   ------------  -----------
       Total from Investment Operations...........        (0.18)          1.02         0.68
                                                   ------------   ------------  -----------
Less Distributions:
-------------------
   Net Investment Income..........................        (0.31)         (0.22)       (0.16)
   Net Realized Gains.............................        (0.02)            --           --
                                                   ------------   ------------  -----------
       Total Distributions........................        (0.33)         (0.22)       (0.16)
                                                   ------------   ------------  -----------
Net Asset Value, End of Period.................... $      10.81   $      11.32  $     10.52
                                                   ============   ============  ===========
Total Return......................................        (1.80%)         9.87%        6.89% (B)
                                                   ------------   ------------  -----------
Net Assets, End of Period (thousands)............. $    129,914   $    104,380  $    56,900
Ratio of Expenses to Average Net Assets *(C)......         0.21%          0.23%        0.25% (D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................         0.24%          0.26%        0.37% (D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................         2.62%          2.08%        1.92% (D)(E)
                                                   ------------   ------------  -----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................         0.15%          0.17%        0.19%
                                                   ------------   ------------  -----------

                                                   DIMENSIONAL 2030 TARGET DATE RETIREMENT
                                                                 INCOME FUND
                                                   ---------------------------------------
                                                                                  PERIOD
                                                       YEAR          YEAR         NOV 2,
                                                       ENDED         ENDED      2015(A) TO
                                                      OCT 31,       OCT 31,      OCT 31,
                                                       2018          2017          2016
                                                   ------------   -----------  -----------
Net Asset Value, Beginning of Period.............. $      11.53   $     10.37  $     10.00
                                                   ------------   -----------  -----------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............         0.27          0.23         0.19
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................        (0.40)         1.14         0.33
                                                   ------------   -----------  -----------
       Total from Investment Operations...........        (0.13)         1.37         0.52
                                                   ------------   -----------  -----------
Less Distributions:
-------------------
   Net Investment Income..........................        (0.29)        (0.21)       (0.15)
   Net Realized Gains.............................        (0.02)           --           --
                                                   ------------   -----------  -----------
       Total Distributions........................        (0.31)        (0.21)       (0.15)
                                                   ------------   -----------  -----------
Net Asset Value, End of Period.................... $      11.09   $     11.53  $     10.37
                                                   ============   ===========  ===========
Total Return......................................        (1.32%)       13.44%        5.25% (B)
                                                   ------------   -----------  -----------
Net Assets, End of Period (thousands)............. $    138,382   $    95,800  $    51,966
Ratio of Expenses to Average Net Assets *(C)......         0.24%         0.25%        0.26% (D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................         0.27%         0.29%        0.43% (D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................         2.32%         2.07%        1.92% (D)(E)
                                                   ------------   -----------  -----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................         0.18%         0.19%        0.20%
                                                   ------------   -----------  -----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              DIMENSIONAL 2035 TARGET DATE RETIREMENT
                                                                                            INCOME FUND
                                                                            ------------------------------------------
                                                                                                             PERIOD
                                                                                 YEAR           YEAR         NOV 2,
                                                                                 ENDED          ENDED      2015(A) TO
                                                                                OCT 31,        OCT 31,      OCT 31,
                                                                                 2018           2017          2016
                                                                            -------------   ------------  ------------
Net Asset Value, Beginning of Period....................................... $       11.66   $      10.12  $      10.00
                                                                            -------------   ------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)........................................          0.24           0.21          0.18
   Net Gains (Losses) on Securities (Realized and Unrealized)..............         (0.28)          1.53          0.09
                                                                            -------------   ------------  ------------
       Total from Investment Operations....................................         (0.04)          1.74          0.27
                                                                            -------------   ------------  ------------
Less Distributions:
-------------------
   Net Investment Income...................................................         (0.25)         (0.20)        (0.15)
   Net Realized Gains......................................................         (0.02)            --            --
                                                                            -------------   ------------  ------------
       Total Distributions.................................................         (0.27)         (0.20)        (0.15)
                                                                            -------------   ------------  ------------
Net Asset Value, End of Period............................................. $       11.35   $      11.66  $      10.12
                                                                            =============   ============  ============
Total Return...............................................................         (0.45%)        17.34%         2.75% (B)
                                                                            -------------   ------------  ------------
Net Assets, End of Period (thousands)...................................... $     100,409   $     71,803  $     28,708
Ratio of Expenses to Average Net Assets *(C)...............................          0.25%          0.26%         0.28% (D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................          0.29%          0.31%         0.52% (D)(E)
Ratio of Net Investment Income to Average Net Assets.......................          2.03%          1.92%         1.84% (D)(E)
                                                                            -------------   ------------  ------------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................          0.19%          0.20%         0.22%
                                                                            -------------   ------------  ------------

                                                                             DIMENSIONAL 2040 TARGET DATE RETIREMENT
                                                                                           INCOME FUND
                                                                            ----------------------------------------
                                                                                                           PERIOD
                                                                                YEAR          YEAR         NOV 2,
                                                                                ENDED         ENDED      2015(A) TO
                                                                               OCT 31,       OCT 31,      OCT 31,
                                                                                2018          2017          2016
                                                                            ------------  ------------  ------------
Net Asset Value, Beginning of Period....................................... $      11.94  $      10.07  $      10.00
                                                                            ------------  ------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)........................................         0.22          0.21          0.19
   Net Gains (Losses) on Securities (Realized and Unrealized)..............        (0.15)         1.86          0.03
                                                                            ------------  ------------  ------------
       Total from Investment Operations....................................         0.07          2.07          0.22
                                                                            ------------  ------------  ------------
Less Distributions:
-------------------
   Net Investment Income...................................................        (0.24)        (0.20)        (0.15)
   Net Realized Gains......................................................        (0.02)           --            --
                                                                            ------------  ------------  ------------
       Total Distributions.................................................        (0.26)        (0.20)        (0.15)
                                                                            ------------  ------------  ------------
Net Asset Value, End of Period............................................. $      11.75  $      11.94  $      10.07
                                                                            ============  ============  ============
Total Return...............................................................         0.51%        20.73%         2.20% (B)
                                                                            ------------  ------------  ------------
Net Assets, End of Period (thousands)...................................... $     79,498  $     57,478  $     28,270
Ratio of Expenses to Average Net Assets *(C)...............................         0.26%         0.27%         0.28% (D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................         0.30%         0.32%         0.52% (D)(E)
Ratio of Net Investment Income to Average Net Assets.......................         1.83%         1.93%         1.90% (D)(E)
                                                                            ------------  ------------  ------------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................         0.20%         0.21%         0.22%
                                                                            ------------  ------------  ------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    DIMENSIONAL 2045 TARGET DATE RETIREMENT
                                                                  INCOME FUND
                                                   ----------------------------------------
                                                                                  PERIOD
                                                       YEAR          YEAR         NOV 2,
                                                       ENDED         ENDED      2015(A) TO
                                                      OCT 31,       OCT 31,      OCT 31,
                                                       2018          2017          2016
                                                   ------------  ------------  ------------
Net Asset Value, Beginning of Period.............. $      12.14  $      10.06  $      10.00
                                                   ------------  ------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............         0.24          0.23          0.19
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................        (0.20)         2.05          0.02
                                                   ------------  ------------  ------------
       Total from Investment Operations...........         0.04          2.28          0.21
                                                   ------------  ------------  ------------
Less Distributions:
-------------------
   Net Investment Income..........................        (0.26)        (0.20)        (0.15)
   Net Realized Gains.............................        (0.02)           --            --
                                                   ------------  ------------  ------------
       Total Distributions........................        (0.28)        (0.20)        (0.15)
                                                   ------------  ------------  ------------
Net Asset Value, End of Period.................... $      11.90  $      12.14  $      10.06
                                                   ============  ============  ============
Total Return......................................         0.22%        22.92%         2.20% (B)
                                                   ------------  ------------  ------------
Net Assets, End of Period (thousands)............. $     55,544  $     38,800  $     15,719
Ratio of Expenses to Average Net Assets *(C)......         0.26%         0.26%         0.29% (D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................         0.31%         0.34%         0.77% (D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................         1.90%         2.00%         1.89% (D)(E)
                                                   ------------  ------------  ------------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................         0.20%         0.20%         0.23%
                                                   ------------  ------------  ------------

                                                    DIMENSIONAL 2050 TARGET DATE RETIREMENT
                                                                  INCOME FUND
                                                   ----------------------------------------
                                                                                  PERIOD
                                                       YEAR          YEAR         NOV 2,
                                                       ENDED         ENDED      2015(A) TO
                                                      OCT 31,       OCT 31,      OCT 31,
                                                       2018          2017          2016
                                                   ------------  ------------  ------------
Net Asset Value, Beginning of Period.............. $      12.09  $      10.02  $      10.00
                                                   ------------  ------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............         0.24          0.22          0.18
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................        (0.19)         2.06          0.04
                                                   ------------  ------------  ------------
       Total from Investment Operations...........         0.05          2.28          0.22
                                                   ------------  ------------  ------------
Less Distributions:
-------------------
   Net Investment Income..........................        (0.26)        (0.21)        (0.20)
   Net Realized Gains.............................        (0.02)           --            --
                                                   ------------  ------------  ------------
       Total Distributions........................        (0.28)        (0.21)        (0.20)
                                                   ------------  ------------  ------------
Net Asset Value, End of Period.................... $      11.86  $      12.09  $      10.02
                                                   ============  ============  ============
Total Return......................................         0.30%        22.97%         2.24% (B)
                                                   ------------  ------------  ------------
Net Assets, End of Period (thousands)............. $     45,683  $     34,278  $     14,361
Ratio of Expenses to Average Net Assets *(C)......         0.26%         0.27%         0.28% (D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................         0.33%         0.36%         0.74% (D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................         1.89%         1.99%         1.86% (D)(E)
                                                   ------------  ------------  ------------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................         0.20%         0.21%         0.22%
                                                   ------------  ------------  ------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     DIMENSIONAL 2055 TARGET DATE RETIREMENT
                                                                   INCOME FUND
                                                   ------------------------------------------
                                                                                    PERIOD
                                                       YEAR           YEAR          NOV 2,
                                                       ENDED          ENDED       2015(A) TO
                                                      OCT 31,        OCT 31,       OCT 31,
                                                       2018           2017           2016
                                                   -------------  -------------  ------------
Net Asset Value, Beginning of Period.............. $       12.08  $       10.03  $      10.00
                                                   -------------  -------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............          0.24           0.23          0.20
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................         (0.20)          2.04          0.02
                                                   -------------  -------------  ------------
       Total from Investment Operations...........          0.04           2.27          0.22
                                                   -------------  -------------  ------------
Less Distributions:
-------------------
   Net Investment Income..........................         (0.26)         (0.21)        (0.19)
   Net Realized Gains.............................         (0.01)         (0.01)           --
                                                   -------------  -------------  ------------
       Total Distributions........................         (0.27)         (0.22)        (0.19)
                                                   -------------  -------------  ------------
Net Asset Value, End of Period.................... $       11.85  $       12.08  $      10.03
                                                   =============  =============  ============
Total Return......................................          0.29%         22.86%         2.24% (B)
                                                   -------------  -------------  ------------
Net Assets, End of Period (thousands)............. $      17,769  $      11,019  $      2,978
Ratio of Expenses to Average Net Assets *(C)......          0.26%          0.27%         0.29% (D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................          0.42%          0.46%         3.60% (D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................          1.90%          2.02%         2.02% (D)(E)
                                                   -------------  -------------  ------------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................          0.20%          0.21%         0.23%
                                                   -------------  -------------  ------------

                                                    DIMENSIONAL 2060 TARGET DATE RETIREMENT
                                                                  INCOME FUND
                                                   -----------------------------------------
                                                                                   PERIOD
                                                       YEAR           YEAR         NOV 2,
                                                       ENDED          ENDED      2015(A) TO
                                                      OCT 31,        OCT 31,      OCT 31,
                                                       2018           2017          2016
                                                   -------------  ------------  ------------
Net Asset Value, Beginning of Period.............. $       12.13  $      10.04  $      10.00
                                                   -------------  ------------  ------------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss) (A)...............          0.24          0.23          0.19
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................         (0.20)         2.04          0.03
                                                   -------------  ------------  ------------
       Total from Investment Operations...........          0.04          2.27          0.22
                                                   -------------  ------------  ------------
Less Distributions:
-------------------
   Net Investment Income..........................         (0.27)        (0.18)        (0.18)
   Net Realized Gains.............................         (0.01)           --            --
                                                   -------------  ------------  ------------
       Total Distributions........................         (0.28)        (0.18)        (0.18)
                                                   -------------  ------------  ------------
Net Asset Value, End of Period.................... $       11.89  $      12.13  $      10.04
                                                   =============  ============  ============
Total Return......................................          0.27%        22.88%         2.24% (B)
                                                   -------------  ------------  ------------
Net Assets, End of Period (thousands)............. $      12,880  $      7,301  $      1,589
Ratio of Expenses to Average Net Assets *(C)......          0.26%         0.27%         0.29% (D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................          0.48%         0.61%         5.48% (D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................          1.92%         2.01%         1.96% (D)(E)
                                                   -------------  ------------  ------------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................          0.20%         0.21%         0.23%
                                                   -------------  ------------  ------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which ten portfolios (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by primarily investing in other series of IDG and Dimensional Investment Group Inc. ("DIG")
(collectively, the "Underlying Funds"). As of October 31, 2018, the Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                                         PERCENTAGE
                                                                                                          OWNERSHIP
FUND OF FUNDS                                                         UNDERLYING FUNDS                   AT 10/31/18
-------------                                        --------------------------------------------------- -----------
Dimensional 2015 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA LTIP Portfolio (IDG)                                 3%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2020 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                14%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2025 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --

                                                                                                         PERCENTAGE
                                                                                                          OWNERSHIP
FUND OF FUNDS                                                         UNDERLYING FUNDS                   AT 10/31/18
-------------                                        --------------------------------------------------- -----------
                                                     DFA LTIP Portfolio (IDG)                                25%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2030 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                25%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)      --

Dimensional 2035 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                 8%

Dimensional 2040 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --

Dimensional 2045 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --

                                                                                                       PERCENTAGE
                                                                                                        OWNERSHIP
FUND OF FUNDS                                                        UNDERLYING FUNDS                  AT 10/31/18
-------------                                        ------------------------------------------------- -----------
Dimensional 2050 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                    --
                                                     U.S. Core Equity 1 Portfolio (IDG)                    --
                                                     Large Cap International Portfolio (IDG)               --
                                                     International Core Equity Portfolio (IDG)             --
                                                     Emerging Markets Core Equity Portfolio (IDG)          --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)       --

Dimensional 2055 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                    --
                                                     U.S. Core Equity 1 Portfolio (IDG)                    --
                                                     Large Cap International Portfolio (IDG)               --
                                                     International Core Equity Portfolio (IDG)             --
                                                     Emerging Markets Core Equity Portfolio (IDG)          --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)       --

Dimensional 2060 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                    --
                                                     U.S. Core Equity 1 Portfolio (IDG)                    --
                                                     Large Cap International Portfolio (IDG)               --
                                                     International Core Equity Portfolio (IDG)             --
                                                     Emerging Markets Core Equity Portfolio (IDG)          --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)       --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolios are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A Summary of the inputs used to value each Portfolio's investments by each major security type, industry, and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Dimensional 2015 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2020 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2025 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2030 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2035 Target Date Retirement Income Fund........................ 0.03%

Dimensional 2040 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2045 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2050 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2055 Target Date Retirement Income Fund........................ 0.03%
Dimensional 2060 Target Date Retirement Income Fund........................ 0.03%

   Pursuant to a FeeWaiver and Expense Assumption Agreement (the "FeeWaiver Agreement") for each Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement for each Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund's Board of Directors prior to that date. The FeeWaiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                     NET WAIVED FEES/
                                                                     EXPENSES ASSUMED     PREVIOUSLY
                                                        RECOVERY        (RECOVERED       WAIVED FEES/
                                          EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                         LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                 AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------               ---------- ---------------- ----------------- -----------------
Dimensional 2015 Target Date Retirement
  Income Fund...........................    0.06%          --               $34              $101
Dimensional 2020 Target Date Retirement
  Income Fund...........................    0.06%          --                29               101
Dimensional 2025 Target Date Retirement
  Income Fund...........................    0.06%          --                31               104
Dimensional 2030 Target Date Retirement
  Income Fund...........................    0.06%          --                31               105
Dimensional 2035 Target Date Retirement
  Income Fund...........................    0.06%          --                30                98
Dimensional 2040 Target Date Retirement
  Income Fund...........................    0.06%          --                28                94
Dimensional 2045 Target Date Retirement
  Income Fund...........................    0.06%          --                26                88
Dimensional 2050 Target Date Retirement
  Income Fund...........................    0.06%          --                26                89
Dimensional 2055 Target Date Retirement
  Income Fund...........................    0.06%          --                24                85

                                                                     NET WAIVED FEES/
                                                                     EXPENSES ASSUMED     PREVIOUSLY
                                                        RECOVERY        (RECOVERED       WAIVED FEES/
                                          EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                         LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                 AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------               ---------- ---------------- ----------------- -----------------
Dimensional 2060 Target Date Retirement
  Income Fund...........................    0.06%          --               $24               $85

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Dimensional 2015 Target Date Retirement Income Fund........................  --
Dimensional 2020 Target Date Retirement Income Fund........................ $ 1
Dimensional 2025 Target Date Retirement Income Fund........................   1
Dimensional 2030 Target Date Retirement Income Fund........................   1
Dimensional 2035 Target Date Retirement Income Fund........................  --
Dimensional 2040 Target Date Retirement Income Fund........................  --
Dimensional 2045 Target Date Retirement Income Fund........................  --
Dimensional 2050 Target Date Retirement Income Fund........................  --
Dimensional 2055 Target Date Retirement Income Fund........................  --
Dimensional 2060 Target Date Retirement Income Fund........................  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios' transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED
                        BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ BALANCE AT SHARES AS OF DIVIDEND CAPITAL GAIN
                         10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION   10/31/18    10/31/18    INCOME  DISTRIBUTIONS
                        ---------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DIMENSIONAL 2015
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA Inflation-
  Protected Securities
  Portfolio              $19,963    $19,148   $ 6,974      $(170)       $(1,088)    $30,879      2,745      $  825        --
DFA LTIP Portfolio         4,624      3,893     2,265        (27)          (495)      5,730        677         193        --
U.S. Large Company
  Portfolio                2,475      2,221     1,031         (8)           128       3,785        180          60       $ 7
U.S. Core Equity 1
  Portfolio                2,474      2,246       998        (10)            69       3,781        166          48        13
Large Cap
  International
  Portfolio                1,618      1,439       706        (21)          (211)      2,119        100          56        --
International Core
  Equity Portfolio           810        709       321        (15)          (122)      1,061         84          26        --
Emerging Markets Core
  Equity Portfolio           792        741       321        (35)          (165)      1,012         53          21        --
                         -------    -------   -------      -----        -------     -------      -----      ------       ---
TOTAL                    $32,756    $30,397   $12,616      $(286)       $(1,884)    $48,367      4,005      $1,229       $20
                         =======    =======   =======      =====        =======     =======      =====      ======       ===

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED
                        BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ BALANCE AT SHARES AS OF DIVIDEND CAPITAL GAIN
                         10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION   10/31/18    10/31/18    INCOME  DISTRIBUTIONS
                        ---------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DIMENSIONAL 2020
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA
  Inflation-Protected
  Securities Portfolio   $ 34,843   $20,241   $ 5,154      $(186)       $(1,890)    $ 47,854      4,254     $1,337        --
DFA LTIP Portfolio         23,275     8,662     6,354       (195)        (1,993)      23,395      2,762        879        --
U.S. Core Equity 1
  Portfolio                 8,096     3,209     2,690        133            211        8,959        393        132      $ 47
U.S. Large Company
  Portfolio                 8,078     3,168     2,790        140            344        8,940        425        162        23
Large Cap
  International
  Portfolio                 5,299     1,857     1,671         57           (534)       5,008        235        148        --
International Core
  Equity Portfolio          2,648       933       800         32           (314)       2,499        198         69        --
Emerging Markets Core
  Equity Portfolio          2,594       938       723         (3)          (427)       2,379        126         56        --
DFA Short-Term
  Extended Quality
  Portfolio                   998       154       482         (5)           (10)         655         61         15         1
DFA Two-Year Global
  Fixed Income
  Portfolio                   999       150       488         (4)            (2)         655         66         12        --
                         --------   -------   -------      -----        -------     --------     ------     ------      ----
TOTAL                    $ 86,830   $39,312   $21,152      $ (31)       $(4,615)    $100,344      8,520     $2,810      $ 71
                         ========   =======   =======      =====        =======     ========     ======     ======      ====
DIMENSIONAL 2025
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA LTIP Portfolio       $ 35,627   $19,782   $ 9,356      $(238)       $(3,837)    $ 41,978      4,956     $1,479        --
DFA
  Inflation-Protected
  Securities Portfolio     14,739    14,435     2,299        (88)          (971)      25,816      2,295        643        --
U.S. Core Equity 1
  Portfolio                13,956     5,854     2,975         (7)           464       17,292        759        240      $ 79
U.S. Large Company
  Portfolio                13,960     5,821     3,270         (3)           748       17,256        819        297        38
Large Cap
  International
  Portfolio                 9,122     3,866     2,306        (24)          (983)       9,675        455        273        --
International Core
  Equity Portfolio          4,568     1,791       950        (12)          (582)       4,815        381        128        --
Emerging Markets Core
  Equity Portfolio          4,468     1,746       730        (48)          (816)       4,620        244        105        --
DFA Two-Year Global
  Fixed Income
  Portfolio                 3,946     1,823     1,616         (8)            (2)       4,143        416         52        --
DFA Short-Term
  Extended Quality
  Portfolio                 3,942     1,889     1,628        (23)           (41)       4,139        388         75         3
                         --------   -------   -------      -----        -------     --------     ------     ------      ----
TOTAL                    $104,328   $57,007   $25,130      $(451)       $(6,020)    $129,734     10,713     $3,292      $120
                         ========   =======   =======      =====        =======     ========     ======     ======      ====
DIMENSIONAL 2030
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA LTIP Portfolio       $ 28,236   $23,887   $ 6,117      $(192)       $(3,782)    $ 42,032      4,962     $1,340        --
U.S. Core Equity 1
  Portfolio                16,733     9,614     2,549          4            479       24,281      1,066        316      $ 96
U.S. Large Company
  Portfolio                16,730     9,450     2,793         (1)           875       24,261      1,152        392        46
Large Cap
  International
  Portfolio                10,933     5,774     1,721        (31)        (1,387)      13,568        638        361        --
DFA Two-Year Global
  Fixed Income
  Portfolio                 6,116     3,274       901         (6)            (5)       8,478        852         86        --
DFA Short-Term
  Extended Quality
  Portfolio                 6,116     3,389       924        (14)           (92)       8,475        794        132         4
International Core
  Equity Portfolio          5,466     2,583       540        (10)          (830)       6,669        527        167        --
Emerging Markets Core
  Equity Portfolio          5,359     2,599       303        (14)        (1,225)       6,416        339        141        --
DFA
  Inflation-Protected
  Securities Portfolio         --     4,020        10         --           (109)       3,901        347         39        --
                         --------   -------   -------      -----        -------     --------     ------     ------      ----
TOTAL                    $ 95,689   $64,590   $15,858      $(264)       $(6,076)    $138,081     10,677     $2,974      $146
                         ========   =======   =======      =====        =======     ========     ======     ======      ====

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED
                        BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ BALANCE AT SHARES AS OF DIVIDEND CAPITAL GAIN
                         10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION   10/31/18    10/31/18    INCOME  DISTRIBUTIONS
                        ---------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DIMENSIONAL 2035
  TARGET DATE
  RETIREMENT INCOME
  FUND
U.S. Core Equity 1
  Portfolio              $15,420    $ 7,516    $1,176       $ (7)       $   430     $ 22,183       974      $  290      $ 91
U.S. Large Company
  Portfolio               15,424      7,159     1,216         10            760       22,137     1,051         360        44
DFA LTIP Portfolio         7,633      9,276     1,333        (74)        (1,290)      14,212     1,678         413        --
Large Cap
  International
  Portfolio               10,094      4,588     1,026          6         (1,285)      12,377       582         330        --
DFA Two-Year Global
  Fixed Income
  Portfolio                6,498      3,432     1,271         (8)            (7)       8,644       869          93        --
DFA Short-Term
  Extended Quality
  Portfolio                6,492      3,524     1,267        (19)           (94)       8,636       809         139         5
International Core
  Equity Portfolio         5,054      2,240       397         14           (764)       6,147       486         153        --
Emerging Markets Core
  Equity Portfolio         4,951      2,239       264        (13)        (1,087)       5,826       307         128        --
                         -------    -------    ------       ----        -------     --------     -----      ------      ----
TOTAL                    $71,566    $39,974    $7,950       $(91)       $(3,337)    $100,162     6,756      $1,906      $140
                         =======    =======    ======       ====        =======     ========     =====      ======      ====
DIMENSIONAL 2040
  TARGET DATE
  RETIREMENT INCOME
  FUND
U.S. Core Equity 1
  Portfolio              $14,742    $ 7,299    $1,500       $(18)       $   332     $ 20,855       916      $  269      $ 83
U.S. Large Company
  Portfolio               14,756      6,921     1,534        (14)           682       20,811       988         333        40
Large Cap
  International
  Portfolio                9,642      4,374     1,050        (17)        (1,202)      11,747       552         305        --
DFA Two-Year Global
  Fixed Income
  Portfolio                4,368      3,639       593         (5)             1        7,410       745          66        --
DFA Short-Term
  Extended Quality
  Portfolio                4,368      3,722       609         (9)           (71)       7,401       693         104         3
International Core
  Equity Portfolio         4,830      2,088       424         (8)          (706)       5,780       457         141        --
Emerging Markets Core
  Equity Portfolio         4,728      2,178       367        (15)        (1,023)       5,501       290         120        --
                         -------    -------    ------       ----        -------     --------     -----      ------      ----
TOTAL                    $57,434    $30,221    $6,077       $(86)       $(1,987)    $ 79,505     4,641      $1,338      $126
                         =======    =======    ======       ====        =======     ========     =====      ======      ====
DIMENSIONAL 2045
  TARGET DATE
  RETIREMENT INCOME
  FUND
U.S. Core Equity 1
  Portfolio              $11,161    $ 6,704    $1,098       $(19)       $   184     $ 16,932       744      $  212      $ 64
U.S. Large Company
  Portfolio               11,176      6,177       905        (15)           464       16,897       802         263        31
Large Cap
  International
  Portfolio                7,289      3,855       652        (16)          (979)       9,497       446         239        --
International Core
  Equity Portfolio         3,645      1,970       311         (9)          (573)       4,722       373         111        --
Emerging Markets Core
  Equity Portfolio         3,575      2,075       302        (16)          (815)       4,517       238          95        --
DFA Two-Year Global
  Fixed Income
  Portfolio                  964        722       227         (2)            (1)       1,456       146          14        --
DFA Short-Term
  Extended Quality
  Portfolio                  964        732       224         (3)           (14)       1,455       136          21         1
                         -------    -------    ------       ----        -------     --------     -----      ------      ----
TOTAL                    $38,774    $22,235    $3,719       $(80)       $(1,734)    $ 55,476     2,885      $  955      $ 96
                         =======    =======    ======       ====        =======     ========     =====      ======      ====

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED
                        BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ BALANCE AT SHARES AS OF DIVIDEND CAPITAL GAIN
                         10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION   10/31/18    10/31/18    INCOME  DISTRIBUTIONS
                        ---------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DIMENSIONAL 2050
  TARGET DATE
  RETIREMENT INCOME
  FUND
U.S. Core Equity 1
  Portfolio              $ 9,855    $ 4,810    $  958       $(17)       $   226     $13,916        611       $181        $56
U.S. Large Company
  Portfolio                9,863      4,398       816        (17)           459      13,887        659        224         28
Large Cap
  International
  Portfolio                6,436      3,115       911        (15)          (803)      7,822        368        204         --
International Core
  Equity Portfolio         3,220      1,555       403         (7)          (472)      3,893        308         95         --
Emerging Markets Core
  Equity Portfolio         3,154      1,524       281        (17)          (669)      3,711        196         80         --
DFA Two-Year Global
  Fixed Income
  Portfolio                  856        569       254         (2)            --       1,169        118         12         --
DFA Short-Term
  Extended Quality
  Portfolio                  856        576       249         (4)           (11)      1,168        109         18          1
                         -------    -------    ------       ----        -------     -------      -----       ----        ---
TOTAL                    $34,240    $16,547    $3,872       $(79)       $(1,270)    $45,566      2,369       $814        $85
                         =======    =======    ======       ====        =======     =======      =====       ====        ===
DIMENSIONAL 2055
  TARGET DATE
  RETIREMENT INCOME
  FUND
U.S. Large Company
  Portfolio              $ 3,161    $ 2,473    $  324       $ (1)       $   120     $ 5,429        258       $ 80        $ 9
U.S. Core Equity 1
  Portfolio                3,161      2,604       370         (5)            32       5,422        238         65         18
Large Cap
  International
  Portfolio                2,070      1,544       251         (9)          (315)      3,039        143         73         --
International Core
  Equity Portfolio         1,036        779       107         (3)          (184)      1,521        120         34         --
Emerging Markets Core
  Equity Portfolio         1,014        824       119         (8)          (260)      1,451         77         29         --
DFA Short-Term
  Extended Quality
  Portfolio                  273        261        90         (1)            (4)        439         41          6         --
DFA Two-Year Global
  Fixed Income
  Portfolio                  276        255        92         --             --         439         44          4         --
                         -------    -------    ------       ----        -------     -------      -----       ----        ---
TOTAL                    $10,991    $ 8,740    $1,353       $(27)       $  (611)    $17,740        921       $291        $27
                         =======    =======    ======       ====        =======     =======      =====       ====        ===
DIMENSIONAL 2060
  TARGET DATE
  RETIREMENT INCOME
  FUND
U.S. Large Company
  Portfolio              $ 2,116    $ 1,939    $  226       $ (1)       $    97     $ 3,925        186       $ 59        $ 7
U.S. Core Equity 1
  Portfolio                2,120      2,022       249         (2)            32       3,923        172         48         14
Large Cap
  International
  Portfolio                1,388      1,259       219         (7)          (223)      2,198        103         54         --
International Core
  Equity Portfolio           694        636        94         (4)          (131)      1,101         87         25         --
Emerging Markets Core
  Equity Portfolio           681        648        85         (5)          (190)      1,049         55         22         --
DFA Two-Year Global
  Fixed Income
  Portfolio                  184        188        54         --             --         318         32          3         --
DFA Short-Term
  Extended Quality
  Portfolio                  183        191        53         (1)            (3)        317         30          5         --
                         -------    -------    ------       ----        -------     -------      -----       ----        ---
TOTAL                    $ 7,366    $ 6,883    $  980       $(20)       $  (418)    $12,831        665       $216        $21
                         =======    =======    ======       ====        =======     =======      =====       ====        ===

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- ------
Dimensional 2015 Target Date Retirement Income Fund
2017................................................     $  624           --          --     $  624
2018................................................      1,235         $ 79          --      1,314
Dimensional 2020 Target Date Retirement Income Fund
2017................................................      1,460           --          --      1,460
2018................................................      2,809          158          --      2,967
Dimensional 2025 Target Date Retirement Income Fund
2017................................................      1,652            1          --      1,653
2018................................................      3,309          114          --      3,423
Dimensional 2030 Target Date Retirement Income Fund
2017................................................      1,443            2          --      1,445
2018................................................      3,003          109          --      3,112
Dimensional 2035 Target Date Retirement Income Fund
2017................................................        929            4          --        933
2018................................................      1,936           74          --      2,010
Dimensional 2040 Target Date Retirement Income Fund
2017................................................        747            3          --        750
2018................................................      1,374           81          --      1,455
Dimensional 2045 Target Date Retirement Income Fund
2017................................................        505           --          --        505
2018................................................      1,001           53          --      1,054
Dimensional 2050 Target Date Retirement Income Fund
2017................................................        449            3          --        452
2018................................................        857           48          --        905
Dimensional 2055 Target Date Retirement Income Fund
2017................................................        129            3          --        132
2018................................................        309           10          --        319
Dimensional 2060 Target Date Retirement Income Fund
2017................................................         58           --          --         58
2018................................................        235            6          --        241

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                             -------------- ------------- -----
Dimensional 2015 Target Date Retirement Income Fund.........      $(18)         $(11)     $(29)
Dimensional 2020 Target Date Retirement Income Fund.........       (60)          (32)      (92)
Dimensional 2025 Target Date Retirement Income Fund.........       (73)           --       (73)
Dimensional 2030 Target Date Retirement Income Fund.........       (61)           --       (61)
Dimensional 2035 Target Date Retirement Income Fund.........       (34)           --       (34)
Dimensional 2040 Target Date Retirement Income Fund.........       (30)           --       (30)
Dimensional 2045 Target Date Retirement Income Fund.........        --            --        --
Dimensional 2050 Target Date Retirement Income Fund.........        --            --        --
Dimensional 2055 Target Date Retirement Income Fund.........        --            --        --
Dimensional 2060 Target Date Retirement Income Fund.........        --            --        --

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             UNDISTRIBUTED                                 TOTAL NET
                                                             NET INVESTMENT                              DISTRIBUTABLE
                                                               INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                                               SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                                             CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                                             -------------- ------------- -------------- -------------
Dimensional 2015 Target Date Retirement Income Fund.........       --           $  3          $   46        $   49
Dimensional 2020 Target Date Retirement Income Fund.........       --            300           1,335         1,635
Dimensional 2025 Target Date Retirement Income Fund.........      $56            114           3,425         3,595
Dimensional 2030 Target Date Retirement Income Fund.........       49            140           3,964         4,153
Dimensional 2035 Target Date Retirement Income Fund.........       65            155           5,140         5,360
Dimensional 2040 Target Date Retirement Income Fund.........       23            121           6,492         6,636
Dimensional 2045 Target Date Retirement Income Fund.........       28             92           3,970         4,090
Dimensional 2050 Target Date Retirement Income Fund.........       22             81           3,820         3,923
Dimensional 2055 Target Date Retirement Income Fund.........       10             26             701           737
Dimensional 2060 Target Date Retirement Income Fund.........        6             20             282           308

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                       NET
                                                                                                    UNREALIZED
                                                             FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                             TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             -------- ------------ -------------- --------------
Dimensional 2015 Target Date Retirement Income Fund......... $ 48,321    $1,512       $(1,466)        $   46
Dimensional 2020 Target Date Retirement Income Fund.........   99,010     4,400        (3,065)         1,335
Dimensional 2025 Target Date Retirement Income Fund.........  126,401     7,924        (4,501)         3,423
Dimensional 2030 Target Date Retirement Income Fund.........  134,207     7,963        (4,000)         3,963
Dimensional 2035 Target Date Retirement Income Fund.........   95,023     6,703        (1,564)         5,139
Dimensional 2040 Target Date Retirement Income Fund.........   73,013     6,550           (58)         6,492
Dimensional 2045 Target Date Retirement Income Fund.........   51,507     3,970            --          3,970
Dimensional 2050 Target Date Retirement Income Fund.........   41,746     7,757        (3,937)         3,820
Dimensional 2055 Target Date Retirement Income Fund.........   17,039       926          (225)           701
Dimensional 2060 Target Date Retirement Income Fund.........   12,549       554          (273)           281

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                          WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                           AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                        INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                        ------------- ------------ ------------ -------- ---------------
Dimensional 2015 Target Date Retirement Income Fund....     2.52%         $164          53        $ 1        $  500
Dimensional 2020 Target Date Retirement Income Fund....     2.53%          332          62          1           994
Dimensional 2025 Target Date Retirement Income Fund....     2.48%          336          70          2         1,320
Dimensional 2030 Target Date Retirement Income Fund....     2.44%          334          43          1         1,045
Dimensional 2035 Target Date Retirement Income Fund....     2.42%          304          24         --           777
Dimensional 2040 Target Date Retirement Income Fund....     2.40%          231          19         --           657
Dimensional 2045 Target Date Retirement Income Fund....     2.36%          243          15         --           458
Dimensional 2050 Target Date Retirement Income Fund....     2.33%          176          17         --           406
Dimensional 2055 Target Date Retirement Income Fund....     2.22%           68          13         --           171
Dimensional 2060 Target Date Retirement Income Fund....     2.45%           71           2         --           113

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   As of October 31, 2018, the Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund and Dimensional 2055 Target Date Retirement Income Fund had loans outstanding in the amount of $218, $146, $30 and $115 (in thousands), respectively.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                  DISTRIBUTIONS FROM:
                                                        ---------------------------------------
                                                           NET        NET        NET
                                                        INVESTMENT SHORT-TERM LONG-TERM
                                                          INCOME     GAINS      GAINS    TOTAL
                                                        ---------- ---------- --------- -------
Dimensional 2015 Target Date Retirement Income Fund -
  Institutional Class..................................  $  (580)     $(44)       --    $  (624)
Dimensional 2020 Target Date Retirement Income Fund -
  Institutional Class..................................   (1,442)      (18)       --     (1,460)
Dimensional 2025 Target Date Retirement Income Fund -
  Institutional Class..................................   (1,645)       (7)      $(1)    (1,653)
Dimensional 2030 Target Date Retirement Income Fund -
  Institutional Class..................................   (1,436)       (7)       (2)    (1,445)

                                                                      DISTRIBUTIONS FROM:
                                                             ------------------------------------
                                                                NET        NET        NET
                                                             INVESTMENT SHORT-TERM LONG-TERM
                                                               INCOME     GAINS      GAINS   TOTAL
                                                             ---------- ---------- --------- -----
Dimensional 2035 Target Date Retirement Income Fund -
  Institutional Class.......................................    (927)       (3)       (4)    (934)
Dimensional 2040 Target Date Retirement Income Fund -
  Institutional Class.......................................    (745)       (3)       (3)    (751)
Dimensional 2045 Target Date Retirement Income Fund -
  Institutional Class.......................................    (505)       --        --     (505)
Dimensional 2050 Target Date Retirement Income Fund -
  Institutional Class.......................................    (449)       --        (3)    (452)
Dimensional 2055 Target Date Retirement Income Fund -
  Institutional Class.......................................    (128)       --        (3)    (131)
Dimensional 2060 Target Date Retirement Income Fund -
  Institutional Class.......................................     (58)       --        --      (58)

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                                 INCOME
                                                             (DISTRIBUTIONS
                                                               IN EXCESS
                                                                 OF NET
                                                               INVESTMENT
                                                                INCOME)
                                                             --------------
Dimensional 2015 Target Date Retirement Income Fund.........      $  3
Dimensional 2020 Target Date Retirement Income Fund.........        59
Dimensional 2025 Target Date Retirement Income Fund.........       102
Dimensional 2030 Target Date Retirement Income Fund.........       122
Dimensional 2035 Target Date Retirement Income Fund.........        92
Dimensional 2040 Target Date Retirement Income Fund.........        96
Dimensional 2045 Target Date Retirement Income Fund.........        82
Dimensional 2050 Target Date Retirement Income Fund.........        72
Dimensional 2055 Target Date Retirement Income Fund.........        28
Dimensional 2060 Target Date Retirement Income Fund.........        28

J. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
Dimensional 2015 Target Date Retirement Income Fund.........      6             81%
Dimensional 2020 Target Date Retirement Income Fund.........      7             81%
Dimensional 2025 Target Date Retirement Income Fund.........      7             78%
Dimensional 2030 Target Date Retirement Income Fund.........      8             83%
Dimensional 2035 Target Date Retirement Income Fund.........      7             79%
Dimensional 2040 Target Date Retirement Income Fund.........      7             77%

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
Dimensional 2045 Target Date Retirement Income Fund.........      7             79%
Dimensional 2050 Target Date Retirement Income Fund.........      7             85%
Dimensional 2055 Target Date Retirement Income Fund.........      5             73%
Dimensional 2060 Target Date Retirement Income Fund.........      5             80%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2025 Target Date Retirement Income Fund, Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund and Dimensional 2060 Target Date Retirement Income Fund

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2025 Target Date Retirement Income Fund, Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund and Dimensional 2060 Target Date Retirement Income Fund (ten of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund, (ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies, (iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                       PORTFOLIOS
                                          TERM OF                                      WITHIN THE       OTHER DIRECTORSHIPS
                                         OFFICE/1/                                      DFA FUND        OF PUBLIC COMPANIES
NAME, ADDRESS AND                       AND LENGTH OF  PRINCIPAL OCCUPATION DURING     COMPLEX/2/           HELD DURING
YEAR OF BIRTH               POSITION      SERVICE             PAST 5 YEARS              OVERSEEN            PAST 5 YEARS
-----------------          ------------ -------------  ---------------------------- ------------------ -----------------------
George M. Constantinides   Director of   DFADIG-       Leo Melamed Professor of     128 portfolios in  None
University of Chicago      DFAIDG        Since 1983    Finance, University of       4 investment
Booth School of Business   and DIG       DIG- Since    Chicago Booth School of      companies
5807 S. Woodlawn Avenue    Trustee of    1993          Business (since 1978).
Chicago, IL 60637          DFAITC        DFAITC-
                           and DEM       Since 1992
1947                                     DEM-
                                         Since 1993

Douglas W. Diamond         Director of   DFADIG-       Merton H. Miller             128 portfolios in  None
University of Chicago      DFAIDG        Since June    Distinguished Service        4 investment
Booth School of Business   and DIG       2017 DIG-     Professor of Finance,        companies
5807 S. Woodlawn Avenue    Trustee of    Since June    University of Chicago
Chicago, IL 60637          DFAITC        2017          Booth School of Business
                           and DEM       DFAITC-       (since 1988). Visiting
1953                                     Since June    Scholar, Federal Reserve
                                         2017 DEM-     Bank of Richmond (since
                                         Since June    1990). Formerly, Fischer
                                         2017          Black Visiting Professor of
                                                       Financial Economics,
                                                       Alfred P. Sloan School of
                                                       Management, Massachusetts
                                                       Institute of Technology
                                                       (2015 to 2016).

Roger G. Ibbotson          Director of   DFADIG-       Professor in Practice        128 portfolios in  None
Yale School of Management  DFAIDG        Since 1981    Emeritus of Finance, Yale    4 investment
P.O. Box 208200            and DIG       DIG- Since    School of Management         companies
New Haven,                 Trustee of    1993          (since 1984). Chairman,
CT 06520-8200              DFAITC        DFAITC-       CIO and Partner, Zebra
                           and DEM       Since 1992    Capital Management, LLC
1943                                     DEM-          (hedge fund and asset
                                         Since 1993    manager) (since 2001).
                                                       Formerly, Consultant to
                                                       Morningstar, Inc. (2006 -
                                                       2016).

Edward P. Lazear           Director of   DFADIG-       Distinguished Visiting       128 portfolios in  None
Stanford University        DFAIDG        Since 2010    Fellow, Becker Friedman      4 investment
Graduate School of         and DIG       DIG- Since    Institute for Research in    companies
Business                   Trustee of    2010          Economics, University of
Knight Management Center,  DFAITC        DFAITC-       Chicago (since 2015).
E346                       and DEM       Since 2010    Morris Arnold Cox Senior
Stanford, CA 94305                       DEM-          Fellow, Hoover Institution
                                         Since 2010    (since 2002). Jack Steele
1948                                                   Parker Professor of Human
                                                       Resources Management
                                                       and Economics, Graduate
                                                       School of Business,
                                                       Stanford University (since
                                                       1995). Cornerstone
                                                       Research (expert testimony
                                                       and economic and
                                                       financial analysis) (since
                                                       2009).

Myron S. Scholes           Director of   DFADIG-       Chief Investment             128 portfolios in  Formerly, Adviser,
c/o Dimensional Fund       DFAIDG        Since 1981    Strategist, Janus            4 investment       Kuapay, Inc. (2013-
Advisors LP                and DIG       DIG- Since    Henderson Investors (since   companies          2014). Formerly,
6300 Bee Cave Road,        Trustee of    1993          2014). Frank E. Buck                            Director, American
Building One               DFAITC        DFAITC-       Professor of Finance,                           Century Fund Complex
Austin, TX 78746           and DEM       Since 1992    Emeritus, Graduate School                       (registered investment
                                         DEM-          of Business, Stanford                           companies) (43
1941                                     Since 1993    University (since 1981).                        Portfolios) (1980-
                                                                                                       2014).

                                                                                   PORTFOLIOS
                                      TERM OF                                      WITHIN THE        OTHER DIRECTORSHIPS
                                     OFFICE/1/                                      DFA FUND         OF PUBLIC COMPANIES
NAME, ADDRESS AND                   AND LENGTH OF  PRINCIPAL OCCUPATION DURING     COMPLEX/2/            HELD DURING
YEAR OF BIRTH           POSITION      SERVICE             PAST 5 YEARS              OVERSEEN             PAST 5 YEARS
-----------------      ------------ -------------  ---------------------------  ------------------ -------------------------
Abbie J. Smith         Director of   DFADIG-         Boris and Irene Stern      128 portfolios in  Director (since 2000)
University of Chicago  DFAIDG        Since 2000      Distinguished Service      4 investment       and formerly, Lead
Booth School of        and DIG       DIG- Since      Professor of               companies          Director (May 2014 -
Business               Trustee of    2000            Accounting, University                        May 2017), HNI
5807 S. Woodlawn       DFAITC        DFAITC-         of Chicago Booth                              Corporation (formerly
Avenue                 and DEM       Since 2000      School of Business                            known as HON
Chicago, IL 60637                    DEM-            (since 1980).                                 Industries Inc.) (office
                                     Since 2000                                                    furniture); Director,
1953                                                                                               Ryder System Inc.
                                                                                                   (transportation,
                                                                                                   logistics and supply-
                                                                                                   chain management)
                                                                                                   (since 2003); and
                                                                                                   Trustee, UBS Funds (3
                                                                                                   investment companies
                                                                                                   within the fund
                                                                                                   complex) (21
                                                                                                   portfolios) (since
                                                                                                   2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                                      PORTFOLIOS
                                    TERM OF                                           WITHIN THE      OTHER DIRECTORSHIPS
                                   OFFICE/1/                                           DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                 AND LENGTH OF  PRINCIPAL OCCUPATION DURING PAST     COMPLEX/2/         HELD DURING
YEAR OF BIRTH         POSITION      SERVICE                  5 YEARS                   OVERSEEN          PAST 5 YEARS
-----------------    ------------ -------------  --------------------------------  ------------------ -------------------
David G. Booth       Chairman      DFADIG-        Chairman, Director/Trustee,      128 portfolios in         None
6300 Bee Cave Road,  and           Since 1981     and formerly, President and      4 investment
Building One         Director of   DIG- Since     Co-Chief Executive Officer       companies
Austin, TX 78746     DFAIDG        1992           (each until March 2017) of
                     and DIG       DFAITC-        Dimensional Emerging
1946                 Trustee of    Since 1992     Markets Value Fund
                     DFAITC        DEM-           ("DEM"), DFAIDG,
                     and DEM       Since 1993     Dimensional Investment
                                                  Group Inc. ("DIG") and The
                                                  DFA Investment Trust
                                                  Company ("DFAITC").
                                                  Executive Chairman, and
                                                  formerly, President and
                                                  Co-Chief Executive Officer
                                                  (each until February 2017) of
                                                  Dimensional Holdings Inc.,
                                                  Dimensional Fund Advisors
                                                  LP and DFA Securities LLC
                                                  (collectively with DEM,
                                                  DFAIDG, DIG and DFAITC,
                                                  the "DFA Entities").
                                                  Formerly, Chairman and
                                                  Director (2009-2018),
                                                  Co-Chief Executive Officer
                                                  (2010 - June 2017) of
                                                  Dimensional Fund Advisors
                                                  Canada ULC. Trustee,
                                                  University of Chicago (since
                                                  2002). Trustee, University of
                                                  Kansas Endowment
                                                  Association (since 2005).
                                                  Formerly, Director of
                                                  Dimensional Fund Advisors
                                                  Ltd. (2002 - July 2017), DFA
                                                  Australia Limited (1994 -
                                                  July 2017), Dimensional
                                                  Advisors Ltd. (2012 - July
                                                  2017), Dimensional Funds
                                                  plc (2006 - July 2017) and
                                                  Dimensional Funds II plc
                                                  (2006 - July 2017).
                                                  Formerly, Director and
                                                  President of Dimensional
                                                  Japan Ltd. (2012 - April
                                                  2017). Formerly, President,
                                                  Dimensional SmartNest (US)
                                                  LLC (2009-2014); and
                                                  Limited Partner, VSC
                                                  Investors, LLC (2007 to
                                                  2015). Formerly, Chairman,
                                                  Director, President and
                                                  Co-Chief Executive Officer
                                                  of Dimensional Cayman
                                                  Commodity Fund I Ltd.
                                                  (2010-September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                        TERM OF
                                       OFFICE/1/
                                          AND
NAME AND YEAR OF                       LENGTH OF    PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION         SERVICE                    YEARS
----------------  -------------------- ----------- --------------------------------------
Valerie A. Brown  Vice President and   Since 2001  Vice President and Assistant
1967              Assistant Secretary              Secretary of
                                                     .  all the DFA Entities (since 2001)
                                                     .  DFA Australia Limited (since
                                                        2002)
                                                     .  Dimensional Fund Advisors Ltd.
                                                        (since 2002)
                                                     .  Dimensional Cayman Commodity
                                                        Fund I Ltd. (since 2010)
                                                     .  Dimensional Fund Advisors Pte.
                                                        Ltd. (since 2012)
                                                     .  Dimensional Hong Kong Limited
                                                        (since 2012)
                                                   Director, Vice President and
                                                   Assistant Secretary (since 2003) of
                                                     .  Dimensional Fund Advisors Canada
                                                        ULC

David P. Butler   Co-Chief Executive   Since 2017  Co-Chief Executive Officer (since
1964              Officer                          2017) of
                                                     .  all the DFA entities
                                                   Director (since 2017) of
                                                     .  Dimensional Holdings Inc.
                                                     .  Dimensional Fund Advisors Canada
                                                        ULC
                                                     .  Dimensional Japan Ltd.
                                                     .  Dimensional Advisors Ltd.
                                                     .  Dimensional Fund Advisors Ltd.
                                                     .  DFA Australia Limited
                                                   Director and Co-Chief Executive
                                                   Officer (since 2017) of
                                                     .  Dimensional Cayman Commodity
                                                        Fund I Ltd.
                                                   Head of Global Financial Advisor
                                                   Services (since 2007) for
                                                     .  Dimensional Fund Advisors LP

                                                   Formerly, Vice President (2007 -
                                                   2017) of
                                                     .  all the DFA Entities

Stephen A. Clark  Executive Vice       Since 2017  Executive Vice President (since 2017)
1972              President                        of
                                                     .  all the DFA entities
                                                   Director and Vice President (since
                                                   2016) of
                                                     .  Dimensional Japan Ltd.
                                                   President and Director (since 2016) of
                                                     .  Dimensional Fund Advisors Canada
                                                        ULC
                                                   Vice President (since 2008) and
                                                   Director (since 2016) of
                                                     .  DFA Australia Limited
                                                   Director (since 2016) of
                                                     .  Dimensional Advisors Ltd.
                                                     .  Dimensional Fund Advisors Pte.
                                                        Ltd.
                                                     .  Dimensional Hong Kong Limited
                                                   Vice President (since 2016) of
                                                     .  Dimensional Fund Advisors Pte.
                                                        Ltd.
                                                   Head of Global Institutional Services
                                                   (since 2014) for
                                                     .  Dimensional Fund Advisors LP

                                                   Formerly, Vice President (2004 -
                                                   2017) of
                                                     .  all the DFA Entities
                                                   Formerly, Vice President (2010 -
                                                   2016) of
                                                     .  Dimensional Fund Advisors Canada
                                                        ULC
                                                   Formerly, Head of Institutional,
                                                   North America (2012 - 2013) for
                                                     .  Dimensional Fund Advisors LP

Christopher S.     Vice President and   Since 2004  Vice President and Global Chief
Crossan            Global Chief                     Compliance Officer (since 2004) of
1965               Compliance Officer                 .  all the DFA Entities
                                                      .  DFA Australia Limited
                                                      .  Dimensional Fund Advisors Ltd.
                                                    Chief Compliance Officer (since 2006)
                                                    and Chief Privacy Officer (since
                                                    2015) of
                                                      .  Dimensional Fund Advisors Canada
                                                         ULC
                                                    Chief Compliance Officer of
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd. (since 2012)
                                                      .  Dimensional Japan Ltd. (since
                                                         2017)

                                                    Formerly, Vice President and Global
                                                    Chief Compliance Officer (2010 -
                                                    2014) for
                                                      .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,         Vice     Vice President, Chief Financial
1958               Chief Financial      President   Officer, and Treasurer (since 2016) of
                   Officer, and         since 2015    .  all the DFA Entities
                   Treasurer            and Chief     .  Dimensional Advisors Ltd.
                                        Financial     .  Dimensional Fund Advisors Ltd.
                                         Officer      .  Dimensional Hong Kong Limited
                                           and        .  Dimensional Cayman Commodity
                                        Treasurer        Fund I Ltd.
                                        since 2016    .  Dimensional Fund Advisors Canada
                                                         ULC
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd.
                                                      .  DFA Australia Limited
                                                    Director (since 2016) for
                                                      .  Dimensional Funds plc
                                                      .  Dimensional Funds II plc

                                                    Formerly, interim Chief Financial
                                                    Officer and interim Treasurer (2016)
                                                    of
                                                      .  all the DFA Entities
                                                      .  Dimensional Fund Advisors LP
                                                      .  Dimensional Fund Advisors Ltd.
                                                      .  DFA Australia Limited
                                                      .  Dimensional Advisors Ltd.
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd.
                                                      .  Dimensional Hong Kong Limited
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd.
                                                      .  Dimensional Fund Advisors Canada
                                                         ULC
                                                    Formerly, Controller (2015 - 2016) of
                                                      .  all the DFA Entities
                                                      .  Dimensional Fund Advisors LP
                                                    Formerly, Vice President (2008 -
                                                    2015) of
                                                      .  T. Rowe Price Group, Inc.
                                                    Formerly, Director of Investment
                                                    Treasury and Treasurer (2008 - 2015)
                                                    of
                                                      .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President and      Vice     Vice President (since 2004) and
1973               Assistant Secretary  President   Assistant Secretary (since 2017) of
                                        since 2004    .  all the DFA Entities
                                           and      Vice President and Assistant
                                        Assistant   Secretary (since 2010) of
                                        Secretary     .  Dimensional Cayman Commodity
                                        since 2017       Fund I Ltd.

Joy Lopez          Vice President and      Vice     Vice President (since 2015) of
1971               Assistant Treasurer  President     .  all the DFA Entities
                                        since 2015  Assistant Treasurer (since 2017) of
                                           and        .  the DFA Fund Complex
                                        Assistant
                                        Treasurer   Formerly, Senior Tax Manager (2013 -
                                        since 2017  2015) for
                                                      .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President       Since 2010  Vice President (since 2010) of
1972                                                  .  all the DFA Entities
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd.

Catherine L. Newell  President and          President     President (since 2017) of
1964                 General Counsel     since 2017 and     .  the DFA Fund Complex
                                         General Counsel  General Counsel (since 2001) of
                                           since 2001       .  All the DFA Entities
                                                          Executive Vice President (since 2017)
                                                          and Secretary (since 2000) of
                                                            .  Dimensional Fund Advisors LP
                                                            .  Dimensional Holdings Inc.
                                                            .  DFA Securities LLC
                                                            .  Dimensional Investment LLC
                                                          Director (since 2002), Vice President
                                                          (since 1997) and Secretary (since
                                                          2002) of
                                                            .  DFA Australia Limited
                                                            .  Dimensional Fund Advisors Ltd.
                                                          Vice President and Secretary of
                                                            .  Dimensional Fund Advisors Canada
                                                               ULC (since 2003)
                                                            .  Dimensional Cayman Commodity
                                                               Fund I Ltd. (since 2010)
                                                            .  Dimensional Japan Ltd. (since
                                                               2012)
                                                            .  Dimensional Advisors Ltd. (since
                                                               2012)
                                                            .  Dimensional Fund Advisors Pte.
                                                               Ltd. (since 2012)
                                                          Director of
                                                            .  Dimensional Funds plc (since
                                                               2002)
                                                            .  Dimensional Funds II plc (since
                                                               2006)
                                                            .  Director of Dimensional Japan
                                                               Ltd. (since 2012)
                                                            .  Dimensional Advisors Ltd. (since
                                                               2012)
                                                            .  Dimensional Fund Advisors Pte.
                                                               Ltd. (since 2012)
                                                            .  Dimensional Hong Kong Limited
                                                               (since 2012)

                                                          Formerly, Vice President and
                                                          Secretary (2010 - 2014) of
                                                            .  Dimensional SmartNest (US) LLC
                                                          Formerly, Vice President (1997 -
                                                          2017) and Secretary (2000 - 2017) of
                                                            .  the DFA Fund Complex
                                                          Formerly, Vice President of
                                                            .  Dimensional Fund Advisors LP
                                                               (1997 - 2017)
                                                            .  Dimensional Holdings Inc. (2006
                                                               - 2017)
                                                            .  DFA Securities LLC (1997 - 2017)
                                                            .  Dimensional Investment LLC (2009
                                                               - 2017)

Selwyn Notelovitz    Vice President and    Since 2013     Vice President and Deputy Chief
1961                 Deputy Chief                         Compliance Officer of
                     Compliance Officer                     .  the DFA Fund Complex (since 2013)
                                                            .  Dimensional Fund Advisors LP
                                                               (since 2012)

Carolyn L. O         Vice President and  Vice President   Vice President (since 2010) and
1974                 Secretary           since 2010 and   Secretary (since 2017) of
                                         Secretary since    .  the DFA Fund Complex
                                              2017        Vice President (since 2010) and
                                                          Assistant Secretary (since 2016) of
                                                            .  Dimensional Fund Advisors LP
                                                            .  Dimensional Holdings Inc.
                                                            .  Dimensional Investment LLC
                                                          Vice President of
                                                            .  DFA Securities LLC (since 2010)
                                                            .  Dimensional Cayman Commodity
                                                               Fund I Ltd. (since 2010)
                                                            .  Dimensional Fund Advisors Canada
                                                               ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive    Co-Chief     Co-Chief Executive Officer and Chief
1976                Officer and Chief     Executive    Investment Officer (since 2017) of
                    Investment Officer   Officer and     .  all the DFA Entities
                                            Chief        .  Dimensional Fund Advisors Canada
                                         Investment         ULC
                                        Officer since  Director, Chief Investment Officer
                                            2017       and Vice President (since 2017) of
                                                         .  DFA Australia Limited
                                                       Chief Investment Officer (since 2017)
                                                       and Vice President (since 2016) of
                                                         .  Dimensional Japan Ltd.
                                                       Director, Co-Chief Executive Officer
                                                       and Chief Investment Officer (since
                                                       2017) of
                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd.
                                                       Director of
                                                         .  Dimensional Funds plc (since
                                                            2014)
                                                         .  Dimensional Fund II plc (since
                                                            2014)
                                                         .  Dimensional Holdings Inc. (since
                                                            2017)

                                                       Formerly, Co-Chief Investment Officer
                                                       of
                                                         .  Dimensional Japan Ltd. (2016 -
                                                            2017)
                                                         .  DFA Australia Limited (2014 -
                                                            2017)
                                                       Formerly, Executive Vice President
                                                       (2017) and Co-Chief Investment
                                                       Officer (2014 - 2017) of
                                                         .  all the DFA Entities
                                                       Formerly, Vice President (2007 -
                                                       2017) of
                                                         .  all the DFA Entities
                                                       Formerly, Vice President and Co-Chief
                                                       Investment Officer (2014 - 2017) of
                                                         .  Dimensional Fund Advisors Canada
                                                            ULC
                                                       Formerly, Director of
                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                      QUALIFYING
                                                                                                          FOR
                               NET                                                                     CORPORATE
                           INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                             DIVIDENDS   QUALIFYING
DFA INVESTMENT               INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.     DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------     ------------- ------------- ------------- ------- ---------- ------------- ------------- ----------
Dimensional 2015 Target
  Date Retirement Income
  Fund...................      91%            3%            6%         0%       0%          100%          100%        100%
Dimensional 2020 Target
  Date Retirement Income
  Fund...................      94%            1%            5%         0%       0%          100%          100%        100%
Dimensional 2025 Target
  Date Retirement Income
  Fund...................      96%            1%            3%         0%       0%          100%          100%        100%
Dimensional 2030 Target
  Date Retirement Income
  Fund...................      96%            1%            3%         0%       0%          100%          100%        100%
Dimensional 2035 Target
  Date Retirement Income
  Fund...................      95%            1%            4%         0%       0%          100%          100%        100%
Dimensional 2040 Target
  Date Retirement Income
  Fund...................      94%            1%            6%         0%       0%          101%          100%        100%
Dimensional 2045 Target
  Date Retirement Income
  Fund...................      95%            0%            5%         0%       0%          100%          100%        100%
Dimensional 2050 Target
  Date Retirement Income
  Fund...................      94%            1%            5%         0%       0%          100%          100%        100%
Dimensional 2055 Target
  Date Retirement Income
  Fund...................      96%            1%            3%         0%       0%          100%          100%        100%
Dimensional 2060 Target
  Date Retirement Income
  Fund...................      97%            0%            3%         0%       0%          100%          100%        100%

                                                                        QUALIFYING
                                                                          SHORT-
                              U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT             GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.     INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------     ------------ ---------- ---------- ---------- ----------
Dimensional 2015 Target
  Date Retirement Income
  Fund...................      0%          0%          6%        0%        100%
Dimensional 2020 Target
  Date Retirement Income
  Fund...................      0%          1%          9%        0%        100%
Dimensional 2025 Target
  Date Retirement Income
  Fund...................      0%          1%         13%        0%        100%
Dimensional 2030 Target
  Date Retirement Income
  Fund...................      0%          1%         17%        0%        100%
Dimensional 2035 Target
  Date Retirement Income
  Fund...................      0%          1%         24%        0%        100%
Dimensional 2040 Target
  Date Retirement Income
  Fund...................      0%          2%         32%        0%        100%
Dimensional 2045 Target
  Date Retirement Income
  Fund...................      6%          2%         33%        0%          0%
Dimensional 2050 Target
  Date Retirement Income
  Fund...................      0%          2%         34%        0%        100%
Dimensional 2055 Target
  Date Retirement Income
  Fund...................      0%          2%         30%        0%        100%
Dimensional 2060 Target
  Date Retirement Income
  Fund...................      0%          1%         24%        0%          0%

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

 LOGO                                                         DFA103118-053A
                                                                    00218782

                                                                         LOGO

ANNUAL REPORT

YEAR ENDED: OCTOBER 31, 2018

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

 LOGO

December 2018

Dear Fellow Shareholder,

Since our founding in 1981, we have put clients at the center of everything we do.

Our investment approach and philosophy are grounded in rigorous academic research and robust implementation to help you target higher expected returns in an ever-evolving marketplace. And our 38-year track record of outperforming indices and competitors is a testament to our approach.

Our mission is to improve people's lives.

We recognize and appreciate the trust and responsibility you've placed in us to manage your assets and we take that responsibility seriously. Our company strives to act with integrity and provide excellent investment solutions for clients.

On behalf of the more than 1,300 employees at Dimensional working in 13 cities across nine countries, we appreciate the opportunity to serve you.

Sincerely,


 /s/ David Butler                       /s/ Gerard O'Reilly
 DAVID BUTLER                           GERARD O'REILLY
 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
      LETTER TO SHAREHOLDERS
      DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.....................   1
         Performance Charts..........................................   2
         Management's Discussion and Analysis........................   3
         Disclosure of Fund Expenses.................................   7
         Disclosure of Portfolio Holdings............................   9
         Schedules of Investments
             Dimensional 2005 Target Date Retirement Income Fund.....  10
             Dimensional 2010 Target Date Retirement Income Fund.....  11
         Statements of Assets and Liabilities........................  12
         Statements of Operations....................................  13
         Statements of Changes in Net Assets.........................  14
         Financial Highlights........................................  15
         Notes to Financial Statements...............................  16
         Report of Independent Registered Public Accounting Firm.....  24
      FUND MANAGEMENT................................................  25
         Board of Independent Directors or Trustees Table............  26
      VOTING PROXIES ON FUND PORTFOLIO SECURITIES....................  32
      NOTICE TO SHAREHOLDERS.........................................  33

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

        SCHEDULES OF INVESTMENTS

        Investment Footnotes

        +                         See Note B to Financial Statements.

        FINANCIAL HIGHLIGHTS

        (A)                       Computed using average shares
                                  outstanding.

        (B)                       Non-Annualized

        (C) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.

        (D)                       Annualized

        (E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

        ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS

        --                        Amounts designated as -- are either
                                  zero or rounded to zero.

        SEC                       Securities and Exchange Commission

        (a)                       Commencement of Operations.

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS, S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2005            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------   ---------------
 11/2/2015             $10,000                  $10,000             $10,000
11/30/2015               9,960                    9,997               9,887
12/31/2015               9,834                    9,996               9,707
 1/31/2016               9,824                   10,036               9,090
 2/29/2016               9,894                   10,051               9,043
 3/31/2016              10,178                   10,059               9,728
 4/30/2016              10,218                   10,066               9,885
 5/31/2016              10,178                   10,067               9,900
 6/30/2016              10,326                   10,107               9,827
 7/31/2016              10,467                   10,107              10,267
 8/31/2016              10,436                   10,103              10,304
 9/30/2016              10,518                   10,118              10,379
10/31/2016              10,438                   10,114              10,181
11/30/2016              10,336                   10,097              10,285
12/31/2016              10,375                   10,114              10,506
 1/31/2017              10,519                   10,120              10,793
 2/28/2017              10,611                   10,135              11,090
 3/31/2017              10,640                   10,138              11,221
 4/30/2017              10,722                   10,154              11,401
 5/31/2017              10,763                   10,167              11,634
 6/30/2017              10,713                   10,162              11,705
 7/31/2017              10,827                   10,183              12,025
 8/31/2017              10,909                   10,203              12,068
 9/30/2017              10,870                   10,197              12,325
10/31/2017              10,973                   10,207              12,577
11/30/2017              11,025                   10,203              12,823
12/31/2017              11,127                   10,206              13,033
 1/31/2018              11,180                   10,195              13,735
 2/28/2018              11,012                   10,205              13,165
 3/31/2018              11,053                   10,229              12,921        Past performance is not predictive of
 4/30/2018              11,042                   10,229              13,037        future performance.
 5/31/2018              11,095                   10,243              13,087
 6/30/2018              11,127                   10,262              13,000        The returns shown do not reflect the
 7/31/2018              11,169                   10,269              13,355        deduction of taxes that a shareholder
 8/31/2018              11,254                   10,288              13,472        would pay on fund distributions or the
 9/30/2018              11,190                   10,294              13,495        redemption of fund shares.
10/31/2018              10,924                   10,316              12,431
                                                                                   FTSE fixed income indices (C) 2018 FTSE
                                                                                   Fixed Income LLC. All rights reserved.
             AVERAGE ANNUAL            ONE              SINCE
             TOTAL RETURN              YEAR           INCEPTION                    Copyright 2018 S&P Dow Jones Indices
             ------------------------------------------------------------          LLC, a division of S&P Global. All rights
                                      -0.45%            3.00%                      reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS, S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2018

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2010            Bond Index,
                    Target Date              1-3 Years,           S&P Global
                 Retirement Income        Currency-Hedged         BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------   ---------------
 11/2/2015             $10,000                 $10,000              $10,000
11/30/2015               9,960                   9,997                9,887
12/31/2015               9,813                   9,996                9,707
 1/31/2016               9,843                  10,036                9,090
 2/29/2016               9,923                  10,051                9,043
 3/31/2016              10,255                  10,059                9,728
 4/30/2016              10,305                  10,066                9,885
 5/31/2016              10,245                  10,067                9,900
 6/30/2016              10,434                  10,107                9,827
 7/31/2016              10,615                  10,107               10,267
 8/31/2016              10,585                  10,103               10,304
 9/30/2016              10,672                  10,118               10,379
10/31/2016              10,570                  10,114               10,181
11/30/2016              10,419                  10,097               10,285
12/31/2016              10,460                  10,114               10,506
 1/31/2017              10,624                  10,120               10,793
 2/28/2017              10,736                  10,135               11,090
 3/31/2017              10,757                  10,138               11,221
 4/30/2017              10,860                  10,154               11,401
 5/31/2017              10,901                  10,167               11,634
 6/30/2017              10,834                  10,162               11,705
 7/31/2017              10,958                  10,183               12,025
 8/31/2017              11,072                  10,203               12,068
 9/30/2017              11,008                  10,197               12,325
10/31/2017              11,132                  10,207               12,577
11/30/2017              11,194                  10,203               12,823
12/31/2017              11,335                  10,206               13,033
 1/31/2018              11,377                  10,195               13,735
 2/28/2018              11,167                  10,205               13,165
 3/31/2018              11,212                  10,229               12,921        Past performance is not predictive of
 4/30/2018              11,212                  10,229               13,037        future performance.
 5/31/2018              11,265                  10,243               13,087
 6/30/2018              11,300                  10,262               13,000        The returns shown do not reflect the
 7/31/2018              11,342                  10,269               13,355        deduction of taxes that a shareholder
 8/31/2018              11,438                  10,288               13,472        would pay on fund distributions or the
 9/30/2018              11,351                  10,294               13,495        redemption of fund shares.
10/31/2018              11,010                  10,316               12,431
                                                                                   FTSE fixed income indices (C) 2018 FTSE
                                                                                   Fixed Income LLC. All rights reserved.
             AVERAGE ANNUAL            ONE              SINCE
             TOTAL RETURN              YEAR           INCEPTION                    Copyright 2018 S&P Dow Jones Indices
             ------------------------------------------------------------          LLC, a division of S&P Global. All rights
                                      -1.10%            3.26%                      reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2018

      U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 6.6%. Small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

              Russell 3000(R) Index........................ 6.60%
              Russell Microcap(R) Index (micro-cap stocks). 1.42%
              Russell 2000(R) Index (small-cap stocks)..... 1.85%
              Russell Midcap(R) Index (mid-cap stocks)..... 2.79%
              Russell 1000(R) Index (large-cap stocks)..... 6.98%
              Dow Jones U.S. Select REIT Index /SM /....... 3.04%

   Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2018
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... -0.59%
         Russell 2000(R) Growth Index (small-cap growth stocks).  4.13%
         Russell 1000(R) Value Index (large-cap value stocks)...  3.03%
         Russell 1000(R) Growth Index (large-cap growth stocks). 10.71%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2018

   Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed both large-cap and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         -6.76%
           MSCI World ex USA Mid Cap Index...         -8.02%
           MSCI World ex USA Small Cap Index.         -7.75%
           MSCI World ex USA Value Index.....         -7.54%
           MSCI World ex USA Growth Index....         -6.01%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against currencies of most other developed markets. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2018

                                                     LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  ------------ ----------------------
                  Japan.............................     -4.22%            -3.56%
                  United Kingdom....................     -0.91%            -4.65%
                  France............................     -4.30%            -6.92%
                  Canada............................     -4.08%            -5.84%
                  Germany...........................    -12.26%           -14.66%
                  Switzerland.......................      0.19%            -0.72%
                  Australia.........................      2.96%            -4.83%
                  Hong Kong.........................     -8.47%            -8.88%
                  Netherlands.......................     -7.68%            -9.99%
                  Spain.............................    -13.55%           -15.92%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   Emerging markets had negative performance for the period, underperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed both large-cap and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         -12.52%
         MSCI Emerging Markets Mid Cap Index...         -11.85%
         MSCI Emerging Markets Small Cap Index.         -17.21%
         MSCI Emerging Markets Value Index.....          -8.27%
         MSCI Emerging Markets Growth Index....         -16.70%

   For the 12 Months Ended October 31, 2018, the U.S. dollar appreciated against most emerging markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2018
                       --------------------------------

                                            LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP  ------------ ----------------------
              China........................    -16.33%           -16.73%
              Korea........................    -18.52%           -19.90%
              Taiwan.......................     -6.62%            -8.98%
              India........................     -0.01%           -12.42%
              Brazil.......................     18.95%             4.76%
              South Africa.................    -13.80%           -17.45%
              Russia.......................     22.79%            10.69%
              Mexico.......................     -9.54%           -14.55%
              Thailand.....................      4.01%             4.23%
              Malaysia.....................     -0.18%             0.99%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2018, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2018, these differences generally detracted from the Portfolios' relative performance.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2018

   Bond yields increased in the U.S. during the 12 months ended October 31, 2018. Short-term yields increased more than long-term yields. However, long-term bonds generally underperformed short-term bonds during the period. Bond yields also increased in Japan and Italy, resulting in long-term bonds generally underperforming short-term bonds in these markets. In Germany, the U.K., and Spain, short-term yields generally increased while long-term yields generally decreased. Thus, long-term bonds generally outperformed short-term bonds in these countries.

   In the aggregate, long-term bonds generally underperformed short-term bonds in global developed fixed income markets for the 12-month period ended
October 31, 2018. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 1.06%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) had a total return of -0.33%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years had a total return of 0.18% while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years had a total return of -6.55% during the period.

                                       OCTOBER 31, 2017 OCTOBER 31, 2018 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......       0.99%            2.20%       1.21%
 Ten-Year U.S. Treasury Notes (yield).       2.38%            3.15%       0.77%

Source: Bloomberg

   Some of Dimensional's fixed income strategies are based on a variable maturity strategy that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, aggregate Portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, many of the Portfolios employing a variable maturity approach continued to maintain a duration near the longer end of their eligible range, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. While credit spreads generally widened for the 12 months ended October 31, 2018, many of the Portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

 TARGET DATE RETIREMENT INCOME FUND          12 MONTHS ENDED OCTOBER 31, 2018
 2005-2010 REVIEW

   The Dimensional Target Date Retirement Income Portfolios listed below are designed for investors in retirement and who are planning to withdraw the value of their investment in a Portfolio over many years after the target date:

    .  Dimensional 2005 Target Date Retirement Income Fund

    .  Dimensional 2010 Target Date Retirement Income Fund

   Each Portfolio allocates investments to other equity and fixed income mutual funds managed by Dimensional (i.e. the "Underlying Funds"). Over time, each Portfolio's allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds).

   Each Portfolio utilizes equity Underlying Funds as growth assets and utilizes fixed income Underlying Funds to hedge against changes to the cost of funding in-retirement consumption. Over time, the percentage allocated by a Portfolio to growth assets is expected to decrease and the percentage allocated to hedging assets is expected to increase.

   In evaluating the performance of the hedging portion of the Portfolio, we believe investors should focus on changes to their cost of funding in-retirement consumption rather than on asset growth. During periods in which interest rates increase, the present-day cost of funding an investor's future in-retirement consumption generally decreases. As a result, despite the fact that the value of the portion of the Portfolio allocated to the fixed income Underlying Funds intended to hedge against changes to cost of funding in retirement consumption may decrease in periods where interest rates increase, that should be evaluated alongside the expectation that the cost of funding in-retirement consumption has also decreased.

   For the one-year period ending October 31, 2018, in aggregate, the equity Underlying Funds utilized for growth assets had positive returns and contributed to the Portfolios' growth assets. The fixed income Underlying Funds utilized for hedging changes to the costs of in-retirement consumption generally had negative returns as interest rates generally increased; however, as previously discussed, the cost of funding investors' consumption in retirement also decreased due to the rise in interest rates.

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2005 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA One-Year Fixed Income Portfolio and the DFA Inflation-Protected Securities Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -0.45% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond

Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 5.8 years over the 12 months ended October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. The Fund's holdings of the Fixed Income Underlying Funds underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -0.45% for the Fund and -0.08% for the S&P STRIDE Glide Path 2005 Index, a target date benchmark.

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2010 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2018, the total return was -1.10% for the Fund, -1.16% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 1.06% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2018, the Fund's Equity Underlying Funds collectively outperformed the equity benchmark. The Equity Underlying Funds' greater allocation to the U.S. and lesser allocations to developed ex U.S. and emerging markets contributed positively to performance relative to the equity benchmark, as the U.S. outperformed developed ex U.S. and emerging markets. The Equity Underlying Funds' greater emphasis on higher-profitability stocks also had a positive impact on relative performance, as stocks with higher profitability outperformed for the period.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 8.3 years over the 12 months ended October 31, 2018, compared to an average duration of approximately 2.1 years for the fixed income benchmark. The Fund's holdings of the Fixed Income Underlying Funds underperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of underperformance during a period in which realized term premiums were negative.

   For the 12 months ended October 31, 2018, the total return was -1.10% for the Fund and -0.54% for the S&P STRIDE Glide Path 2010 Index, a target date benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2018

EXPENSE TABLES

                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                        --------- --------- ---------- ---------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  989.30    0.18%     $0.90
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.30    0.18%     $0.92

                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/18  10/31/18   RATIO(1)  PERIOD(1)
                                                        --------- --------- ---------- ---------
DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND(2)
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $  981.90    0.21%     $1.05
Hypothetical 5% Annual Return.......................... $1,000.00 $1,024.15    0.21%     $1.07

--------

(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2018. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

                                                     AFFILIATED INVESTMENT COMPANIES
Dimensional 2005 Target Date Retirement Income Fund.              100.0%
Dimensional 2010 Target Date Retirement Income Fund.              100.0%

              DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                               SHARES    VALUE+
                                                               ------- ----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc......................... 266,542 $2,998,602
Investment in DFA One-Year Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc......................... 134,578  1,378,079
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc............................  17,082    359,748
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.........................  15,787    359,474
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.........................   9,568    203,617
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................   7,995    101,135
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................   5,157     97,715
                                                                       ----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $5,410,078)...........................................         $5,498,370
                                                                       ==========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -------------------------------------
                                       LEVEL 1      LEVEL 2 LEVEL 3   TOTAL
                                      ----------    ------- ------- ----------
     Affiliated Investment Companies. $5,498,370      --      --    $5,498,370
                                      ----------      --      --    ----------
     TOTAL........................... $5,498,370      --      --    $5,498,370
                                      ==========      ==      ==    ==========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                                SHARES     VALUE+
                                                               --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc......................... 1,001,370 $11,265,419
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.........................    51,421   1,170,854
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc............................    55,480   1,168,407
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.........................    30,842     656,316
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................    25,861     327,139
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................    16,626     315,069
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc.........................    22,593     191,363
                                                                         -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $14,782,827)..........................................           $15,094,567
                                                                         ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $15,094,567    --      --    $15,094,567
                                     -----------    --      --    -----------
    TOTAL........................... $15,094,567    --      --    $15,094,567
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2018

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                    DIMENSIONAL  DIMENSIONAL
                                                                                    2005 TARGET  2010 TARGET
                                                                                       DATE         DATE
                                                                                    RETIREMENT   RETIREMENT
                                                                                    INCOME FUND  INCOME FUND
                                                                                    ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at Value............................ $      5,498 $     15,095
Receivables:
   Fund Shares Sold................................................................            1            2
   From Advisor....................................................................            4            4
Prepaid Expenses and Other Assets..................................................           11           17
                                                                                    ------------ ------------
       Total Assets................................................................        5,514       15,118
                                                                                    ------------ ------------
LIABILITIES:
Payables:
   Due to Custodian................................................................            6            2
   Fund Shares Redeemed............................................................           --           95
Accrued Expenses and Other Liabilities.............................................            4            5
                                                                                    ------------ ------------
       Total Liabilities...........................................................           10          102
                                                                                    ------------ ------------
NET ASSETS......................................................................... $      5,504 $     15,016
                                                                                    ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $5,504 and $15,016 and shares
  outstanding of 535,644 and 1,454,360, respectively............................... $      10.27 $      10.32
                                                                                    ============ ============
NUMBER OF SHARES AUTHORIZED........................................................  800,000,000  800,000,000
                                                                                    ============ ============
Investments in Affiliated Investment Companies at Cost............................. $      5,410 $     14,783
                                                                                    ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................................... $      5,432 $     14,782
Total Distributable Earnings (Loss)................................................           72          234
                                                                                    ------------ ------------
NET ASSETS......................................................................... $      5,504 $     15,016
                                                                                    ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2018

                            (AMOUNTS IN THOUSANDS)

                                                                                              DIMENSIONAL DIMENSIONAL
                                                                                              2005 TARGET 2010 TARGET
                                                                                                 DATE        DATE
                                                                                              RETIREMENT  RETIREMENT
                                                                                              INCOME FUND INCOME FUND
                                                                                              ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment Companies...........................    $ 135       $ 464
                                                                                                 -----       -----
       Total Investment Income...............................................................      135         464
                                                                                                 -----       -----
EXPENSES
   Investment Management Fees................................................................        2           5
   Accounting & Transfer Agent Fees..........................................................        3           3
   Custodian Fees............................................................................        1           1
   Filing Fees...............................................................................       18          21
   Shareholders' Reports.....................................................................        4           7
   Other.....................................................................................        1           3
                                                                                                 -----       -----
       Total Expenses........................................................................       29          40
                                                                                                 -----       -----
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
     (Note C)................................................................................      (26)        (30)
                                                                                                 -----       -----
   Net Expenses..............................................................................        3          10
                                                                                                 -----       -----
   NET INVESTMENT INCOME (LOSS)..............................................................      132         454
                                                                                                 -----       -----
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment Companies..................        2           9
   Net Realized Gain (Loss) on:
     Affiliated Investment Companies Shares Sold.............................................      (18)        (74)
   Change in Unrealized Appreciation (Depreciation) of:
     Affiliated Investment Companies Shares..................................................     (152)       (612)
                                                                                                 -----       -----
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................     (168)       (677)
                                                                                                 -----       -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................    $ (36)      $(223)
                                                                                                 =====       =====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                               DIMENSIONAL       DIMENSIONAL
                                                                               2005 TARGET       2010 TARGET
                                                                                   DATE             DATE
                                                                                RETIREMENT       RETIREMENT
                                                                               INCOME FUND       INCOME FUND
                                                                             ---------------  ----------------
                                                                              YEAR     YEAR    YEAR     YEAR
                                                                              ENDED    ENDED   ENDED    ENDED
                                                                             OCT 31,  OCT 31, OCT 31,  OCT 31,
                                                                              2018     2017    2018     2017
                                                                             -------  ------- -------  -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................................. $   132  $   62  $   454  $   225
   Capital Gain Distributions Received from Affiliated Investment Companies.       2       7        9       24
   Net Realized Gain (Loss) on:
     Affiliated Investment Companies Shares Sold............................     (18)      3      (74)       1
   Change in Unrealized Appreciation (Depreciation) of:
     Affiliated Investment Companies Shares.................................    (152)    102     (612)     379
                                                                             -------  ------  -------  -------
       Net Increase (Decrease) in Net Assets Resulting from Operations......     (36)    174     (223)     629
                                                                             -------  ------  -------  -------
Distributions:^
   Institutional Class Shares...............................................    (145)    (72)    (492)    (237)
                                                                             -------  ------  -------  -------
       Total Distributions..................................................    (145)    (72)    (492)    (237)
                                                                             -------  ------  -------  -------
Capital Share Transactions (1):
   Shares Issued............................................................   2,739   1,777    6,186    6,806
   Shares Issued in Lieu of Cash Distributions..............................     141      73      492      237
   Shares Redeemed..........................................................  (1,548)   (497)  (5,729)  (1,635)
                                                                             -------  ------  -------  -------
       Net Increase (Decrease) from Capital Share Transactions..............   1,332   1,353      949    5,408
                                                                             -------  ------  -------  -------
       Total Increase (Decrease) in Net Assets..............................   1,151   1,455      234    5,800
NET ASSETS
   Beginning of Year........................................................   4,353   2,898   14,782    8,982
                                                                             -------  ------  -------  -------
   End of Year.............................................................. $ 5,504  $4,353  $15,016  $14,782
                                                                             =======  ======  =======  =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................     259     169      580      646
   Shares Issued in Lieu of Cash Distributions..............................      13       7       46       23
   Shares Redeemed..........................................................    (147)    (47)    (546)    (156)
                                                                             -------  ------  -------  -------
       Net Increase (Decrease) from Shares Issued and Redeemed..............     125     129       80      513
                                                                             =======  ======  =======  =======

--------
^ Distributions from net investment income and net realized capital gains are combined for the years/period ended October 31, 2017 and October 31, 2018, respectively. Comparable prior year information has been revised to reflect current year presentation, if applicable. See Note F in the Notes to Financial Statements for more information regarding distributions and see
   Note I in the Notes to Financial Statements for more information regarding recently issued accounting standards.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND
                                           -------------------------------------------------
                                                                            PERIOD
                                            YEAR            YEAR            NOV 2,
                                            ENDED           ENDED         2015(A) TO
                                           OCT 31,         OCT 31,         OCT 31,
                                            2018            2017             2016
                                           -------         -------       ----------
Net Asset Value, Beginning of
  Period.................................. $10.61          $10.32          $10.00
                                           ------          ------          ------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..................................   0.26            0.19            0.15
   Net Gains (Losses) on Securities
     (Realized and Unrealized)............  (0.31)           0.33            0.29
                                           ------          ------          ------
       Total from Investment
         Operations.......................  (0.05)           0.52            0.44
                                           ------          ------          ------
Less Distributions:
-------------------
   Net Investment Income..................  (0.26)          (0.19)          (0.12)
   Net Realized Gains.....................  (0.03)          (0.04)             --
                                           ------          ------          ------
       Total Distributions................  (0.29)          (0.23)          (0.12)
                                           ------          ------          ------
Net Asset Value, End of Period............ $10.27          $10.61          $10.32
                                           ======          ======          ======
Total Return..............................  (0.45%)          5.13%           4.38%(B)
                                           ------          ------          ------
Net Assets, End of Period
  (thousands)............................. $5,504          $4,353          $2,898
Ratio of Expenses to Average Net
  Assets *(C).............................   0.19%           0.19%           0.21%(D)(E)
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor) *(C)........................   0.67%           0.87%           2.04%(D)(E)
Ratio of Net Investment Income to
  Average Net Assets......................   2.49%           1.79%           1.45%(D)(E)
                                           ------          ------          ------
* The Ratio of Expenses to Average
  Net Assets is inclusive of acquired
  fund fees and expenses incurred by
  the Portfolio indirectly as a result of
  Portfolio's investment in Underlying
  Funds as follows:.......................   0.13%           0.13%           0.15%
                                           ------          ------          ------

                                           DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND
                                           -------------------------------------------------
                                                                             PERIOD
                                             YEAR           YEAR             NOV 2,
                                             ENDED          ENDED          2015(A) TO
                                            OCT 31,        OCT 31,          OCT 31,
                                             2018           2017              2016
                                           -------         -------        ----------
Net Asset Value, Beginning of
  Period.................................. $ 10.76         $ 10.44          $10.00
                                              -------         -------       ------
Income from Investment Operations
---------------------------------
   Net Investment Income (Loss)
     (A)..................................    0.30            0.20            0.15
   Net Gains (Losses) on Securities
     (Realized and Unrealized)............   (0.41)           0.35            0.42
                                              -------         -------       ------
       Total from Investment
         Operations.......................   (0.11)           0.55            0.57
                                              -------         -------       ------
Less Distributions:
-------------------
   Net Investment Income..................   (0.30)          (0.21)          (0.13)
   Net Realized Gains.....................   (0.03)          (0.02)             --
                                              -------         -------       ------
       Total Distributions................   (0.33)          (0.23)          (0.13)
                                              -------         -------       ------
Net Asset Value, End of Period............ $ 10.32         $ 10.76          $10.44
                                              =======         =======       ======
Total Return..............................   (1.10%)          5.31%           5.70%(B)
                                              -------         -------       ------
Net Assets, End of Period
  (thousands)............................. $15,016         $14,782          $8,982
Ratio of Expenses to Average Net
  Assets *(C).............................    0.20%           0.20%           0.21%(D)(E)
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor) *(C)........................    0.38%           0.45%           0.89%(D)(E)
Ratio of Net Investment Income to
  Average Net Assets......................    2.77%           1.93%           1.49%(D)(E)
                                              -------         -------       ------
* The Ratio of Expenses to Average
  Net Assets is inclusive of acquired
  fund fees and expenses incurred by
  the Portfolio indirectly as a result of
  Portfolio's investment in Underlying
  Funds as follows:.......................    0.14%           0.14%           0.15%
                                              -------         -------       ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, two of which, the Dimensional 2005 Target Date Retirement Income Fund and the Dimensional 2010 Target Date Retirement Income Fund (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by primarily investing in other series of IDG and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). As of October 31, 2018, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                             PERCENTAGE
                                                                                              OWNERSHIP
FUND OF FUNDS                                             UNDERLYING FUNDS                   AT 10/31/18
-------------                            --------------------------------------------------- -----------
Dimensional 2005 Target Date Retirement
  Income Fund                            U.S. Large Company Portfolio (DIG)                      --
                                         U.S. Core Equity 1 Portfolio (IDG)                      --
                                         Large Cap International Portfolio (IDG)                 --
                                         International Core Equity Portfolio (IDG)               --
                                         DFA Inflation-Protected Securities Portfolio (IDG)      --
                                         DFA One-Year Fixed Income Portfolio (IDG)               --
                                         Emerging Markets Core Equity Portfolio (IDG)            --
Dimensional 2010 Target Date Retirement
  Income Fund                            U.S. Large Company Portfolio (DIG)                      --
                                         U.S. Core Equity 1 Portfolio (IDG)                      --
                                         Large Cap International Portfolio (IDG)                 --
                                         International Core Equity Portfolio (IDG)               --
                                         DFA Inflation-Protected Securities Portfolio (IDG)      --
                                         DFA LTIP Portfolio (IDG)                                --
                                         Emerging Markets Core Equity Portfolio (IDG)            --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolios are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A Summary of the inputs used to value each Portfolio's investments by each major security type, industry, and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2018, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Portfolio. For the year ended October 31, 2018, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

           Dimensional 2005 Target Date Retirement Income Fund. 0.03%
           Dimensional 2010 Target Date Retirement Income Fund. 0.03%

   Pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement") for each Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement for each Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2018, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2018, are reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                                 NET WAIVED FEES/
                                                                                 EXPENSES ASSUMED     PREVIOUSLY
                                                                    RECOVERY        (RECOVERED       WAIVED FEES/
                                                      EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                     LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                             AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                           ---------- ---------------- ----------------- -----------------
Dimensional 2005 Target Date Retirement Income Fund.    0.06%          --               $26              $ 89
Dimensional 2010 Target Date Retirement Income Fund.    0.06%          --                30               106

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2018, the total related amounts paid by the Fund to the CCO were $322 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2018, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

            Dimensional 2005 Target Date Retirement Income Fund. --
            Dimensional 2010 Target Date Retirement Income Fund. --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2018, the Portfolios' transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

                                                                        CHANGE IN
                                                         NET REALIZED  UNREALIZED
                         BALANCE AT PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ BALANCE AT SHARES AS OF DIVIDEND
                          10/31/17   AT COST  FROM SALES   ON SALES   DEPRECIATION   10/31/18    10/31/18    INCOME
                         ---------- --------- ---------- ------------ ------------- ---------- ------------ --------
DIMENSIONAL 2005
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA Inflation-Protected
  Securities Portfolio    $ 2,555    $1,515     $  930      $ (25)        $(116)     $ 2,999        267       $ 92
DFA One-Year Fixed
  Income Portfolio            828       798        243         (1)           (4)       1,378        135         20
U.S. Large Company
  Portfolio                   293       174        124          4            13          360         17          6
U.S. Core Equity 1
  Portfolio                   293       171        116          5             6          359         16          5
Large Cap International
  Portfolio                   191       108         74         --           (21)         204         10          6
International Core
  Equity Portfolio             96        50         32         --           (13)         101          8          3
Emerging Markets Core
  Equity Portfolio             93        52         29         (1)          (17)          98          5          2
                          -------    ------     ------      -----         -----      -------      -----       ----
TOTAL                     $ 4,349    $2,868     $1,548      $ (18)        $(152)     $ 5,499        458       $134
                          =======    ======     ======      =====         =====      =======      =====       ====

DIMENSIONAL 2010
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA Inflation-Protected
  Securities Portfolio    $10,503    $4,845     $3,497      $(108)        $(478)     $11,265      1,001       $370
U.S. Core Equity 1
  Portfolio                 1,142       502        511         14            24        1,171         51         19
U.S. Large Company
  Portfolio                 1,141       485        519         18            43        1,168         55         23
Large Cap International
  Portfolio                   747       302        316         (8)          (69)         656         31         20
International Core
  Equity Portfolio            375       147        148         (5)          (42)         327         26         10
Emerging Markets Core
  Equity Portfolio            363       151        132        (12)          (55)         315         17          8
DFA LTIP Portfolio            503       202        506         27           (35)         191         23         14
                          -------    ------     ------      -----         -----      -------      -----       ----
TOTAL                     $14,774    $6,634     $5,629      $ (74)        $(612)     $15,093      1,204       $464
                          =======    ======     ======      =====         =====      =======      =====       ====


                         CAPITAL GAIN
                         DISTRIBUTIONS
                         -------------
DIMENSIONAL 2005
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA Inflation-Protected
  Securities Portfolio         --
DFA One-Year Fixed
  Income Portfolio             --
U.S. Large Company
  Portfolio                   $ 1
U.S. Core Equity 1
  Portfolio                     1
Large Cap International
  Portfolio                    --
International Core
  Equity Portfolio             --
Emerging Markets Core
  Equity Portfolio             --
                              ---
TOTAL                         $ 2
                              ===

DIMENSIONAL 2010
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA Inflation-Protected
  Securities Portfolio         --
U.S. Core Equity 1
  Portfolio                   $ 6
U.S. Large Company
  Portfolio                     3
Large Cap International
  Portfolio                    --
International Core
  Equity Portfolio             --
Emerging Markets Core
  Equity Portfolio             --
DFA LTIP Portfolio             --
                              ---
TOTAL                         $ 9
                              ===

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- -----
Dimensional 2005 Target Date Retirement Income Fund
2017................................................      $ 73            --          --     $ 73
2018................................................       133           $12          --      145
Dimensional 2010 Target Date Retirement Income Fund
2017................................................       235             1          --      236
2018................................................       466            26          --      492

   As of October 31, 2018, the Portfolios did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                UNDISTRIBUTED                                               TOTAL NET
                                                NET INVESTMENT                                            DISTRIBUTABLE
                                                  INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                  SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                -------------- ------------- ------------- -------------- -------------
Dimensional 2005 Target Date Retirement Income
  Fund.........................................       $5            $ 3            --           $ 65          $ 73
Dimensional 2010 Target Date Retirement Income
  Fund.........................................        7             --          $(36)           265           236

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   As of October 31, 2018, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               NET
                                                                                            UNREALIZED
                                                     FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                     TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                     -------- ------------ -------------- --------------
Dimensional 2005 Target Date Retirement Income Fund. $ 5,434      $150          $(86)          $ 64
Dimensional 2010 Target Date Retirement Income Fund.  14,829       265            --            265

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 28, 2018, with its domestic custodian bank. A line of credit with similar terms was in effect through March 28, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 27, 2019.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 5, 2018. A line of credit with similar terms was in effect through January 5, 2018. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 4, 2019.

   For the year ended October 31, 2018, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                       WEIGHTED      WEIGHTED    NUMBER OF   MAXIMUM AMOUNT
                                                        AVERAGE      AVERAGE        DAYS     BORROWED DURING
                                                     INTEREST RATE LOAN BALANCE OUTSTANDING*   THE PERIOD
                                                     ------------- ------------ ------------ ---------------
Dimensional 2010 Target Date Retirement Income Fund.     2.51%         $102          19           $193

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2018, that each Portfolio's available line of credit was used.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2018.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2018.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2018. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with these financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

   Comparable prior year information presented in the Statements of Changes in Net Assets has been revised to reflect current disclosure requirements prescribed by these amendments. Amounts originally presented as of October 31, 2017 are as follows (amounts in thousands):

                                                                                    DISTRIBUTIONS FROM:
                                                                           -------------------------------------
                                                                              NET        NET        NET
                                                                           INVESTMENT SHORT-TERM LONG-TERM
                                                                             INCOME     GAINS      GAINS   TOTAL
                                                                           ---------- ---------- --------- -----
Dimensional 2005 Target Date Retirement Income Fund - Institutional Class.   $ (61)      $(11)       --    $ (72)
Dimensional 2010 Target Date Retirement Income Fund - Institutional Class.    (222)       (14)      $(1)    (237)

                                                           UNDISTRIBUTED
                                                           NET INVESTMENT
                                                               INCOME
                                                           (DISTRIBUTIONS
                                                             IN EXCESS
                                                               OF NET
                                                             INVESTMENT
                                                              INCOME)
                                                           --------------
      Dimensional 2005 Target Date Retirement Income Fund.       $3
      Dimensional 2010 Target Date Retirement Income Fund.        8

J. OTHER:

   As of October 31, 2018, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                   APPROXIMATE
                                                                    PERCENTAGE
                                                      NUMBER OF   OF OUTSTANDING
                                                     SHAREHOLDERS     SHARES
                                                     ------------ --------------
Dimensional 2005 Target Date Retirement Income Fund.      8             98%
Dimensional 2010 Target Date Retirement Income Fund.      6             80%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional 2005 Target Date Retirement Income Fund and Dimensional 2010 Target Date Retirement Income Fund

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dimensional 2005 Target Date Retirement Income Fund and Dimensional 2010 Target Date Retirement Income Fund (two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2018.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met two times during the fiscal year ended October 31, 2018.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2018.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED TRUSTEE/DIRECTORS

                                                                                             PORTFOLIOS
                                        TERM OF                                              WITHIN THE      OTHER DIRECTORSHIPS
                                       OFFICE/1/ AND                                          DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                      LENGTH OF             PRINCIPAL OCCUPATION            COMPLEX/2/         HELD DURING
YEAR OF BIRTH              POSITION     SERVICE              DURING PAST 5 YEARS              OVERSEEN          PAST 5 YEARS
-----------------         ------------ -----------    ----------------------------------- ------------------ --------------------
George M. Constantinides  Director of  DFADIG-        Leo Melamed Professor of            128 portfolios in  None
University of Chicago     DFAIDG       Since 1983     Finance, University of Chicago      4 investment
Booth School of Business  and DIG      DIG- Since     Booth School of Business (since     companies
5807 S. Woodlawn Avenue   Trustee of   1993           1978).
Chicago, IL 60637         DFAITC       DFAITC-
                          and DEM      Since 1992
1947                                   DEM-
                                       Since 1993

Douglas W. Diamond        Director of  DFADIG-        Merton H. Miller Distinguished      128 portfolios in  None
University of Chicago     DFAIDG       Since June     Service Professor of Finance,       4 investment
Booth School of Business  and DIG      2017 DIG-      University of Chicago Booth         companies
5807 S. Woodlawn Avenue   Trustee of   Since June     School of Business (since 1988).
Chicago, IL 60637         DFAITC       2017           Visiting Scholar, Federal Reserve
                          and DEM      DFAITC-        Bank of Richmond (since 1990).
1953                                   Since June     Formerly, Fischer Black Visiting
                                       2017           Professor of Financial Economics,
                                       DEM-           Alfred P. Sloan School of
                                       Since June     Management, Massachusetts
                                       2017           Institute of Technology (2015 to
                                                      2016).

Roger G. Ibbotson         Director of  DFADIG-        Professor in Practice Emeritus of   128 portfolios in  None
Yale School of            DFAIDG       Since 1981     Finance, Yale School of             4 investment
Management P.O. Box       and DIG      DIG- Since     Management (since 1984).            companies
208200 New Haven, CT      Trustee of   1993           Chairman, CIO and Partner, Zebra
06520- 8200               DFAITC       DFAITC-        Capital Management, LLC (hedge
                          and DEM      Since 1992     fund and asset manager) (since
1943                                   DEM-           2001). Formerly, Consultant to
                                       Since 1993     Morningstar, Inc. (2006--2016).

Edward P. Lazear          Director of  DFADIG-        Distinguished Visiting Fellow,      128 portfolios in  None
Stanford University       DFAIDG       Since 2010     Becker Friedman Institute for       4 investment
Graduate School of        and DIG      DIG- Since     Research in Economics,              companies
Business Knight           Trustee of   2010           University of Chicago (since
Management Center, E346   DFAITC       DFAITC-        2015). Morris Arnold Cox Senior
Stanford, CA 94305        and DEM      Since 2010     Fellow, Hoover Institution (since
                                       DEM-           2002). Jack Steele Parker
1948                                   Since 2010     Professor of Human Resources
                                                      Management and Economics,
                                                      Graduate School of Business,
                                                      Stanford University (since 1995).
                                                      Cornerstone Research (expert
                                                      testimony and economic and
                                                      financial analysis) (since 2009).

Myron S. Scholes          Director of  DFADIG-        Chief Investment Strategist, Janus  128 portfolios in  Formerly, Adviser,
c/o Dimensional Fund      DFAIDG       Since 1981     Henderson Investors (since 2014).   4 investment       Kuapay, Inc. (2013-
Advisors LP 6300 Bee      and DIG      DIG- Since     Frank E. Buck Professor of          companies          2014). Formerly,
Cave Road, Building One   Trustee of   1993           Finance, Emeritus, Graduate                            Director, American
Austin, TX 78746          DFAITC       DFAITC-        School of Business, Stanford                           Century Fund
                          and DEM      Since 1992     University (since 1981).                               Complex (registered
1941                                   DEM-                                                                  investment
                                       Since 1993                                                            companies) (43
                                                                                                             Portfolios) (1980-
                                                                                                             2014).

                                                                                       PORTFOLIOS
                                  TERM OF                                              WITHIN THE        OTHER DIRECTORSHIPS
                                 OFFICE/1/ AND                                          DFA FUND       OF PUBLIC COMPANIES HELD
NAME, ADDRESS AND                LENGTH OF             PRINCIPAL OCCUPATION            COMPLEX/2/              DURING
YEAR OF BIRTH        POSITION     SERVICE              DURING PAST 5 YEARS              OVERSEEN            PAST 5 YEARS
-----------------   ------------ -----------    ----------------------------------- ------------------ -------------------------
Abbie J. Smith      Director of  DFADIG-        Boris and Irene Stern               128 portfolios in  Director (since 2000)
University of       DFAIDG       Since 2000     Distinguished Service Professor of  4 investment       and formerly, Lead
Chicago Booth       and DIG      DIG- Since     Accounting, University of Chicago   companies          Director (May 2014 -
School of Business  Trustee of   2000           Booth School of Business (since                        May 2017), HNI
5807                DFAITC       DFAITC-        1980).                                                 Corporation (formerly
S. Woodlawn Avenue  and DEM      Since 2000                                                            known as HON
Chicago, IL 60637                DEM-                                                                  Industries Inc.) (office
                                 Since 2000                                                            furniture); Director,
1953                                                                                                   Ryder System Inc.
                                                                                                       (transportation,
                                                                                                       logistics and supply-
                                                                                                       chain management)
                                                                                                       (since 2003); and
                                                                                                       Trustee, UBS Funds (3
                                                                                                       investment companies
                                                                                                       within the fund
                                                                                                       complex) (21
                                                                                                       portfolios) (since
                                                                                                       2009).

INTERESTED TRUSTEE/DIRECTOR*

                                                                                          PORTFOLIOS
                                    TERM OF                                               WITHIN THE      OTHER DIRECTORSHIPS
                                   OFFICE/1/ AND                                           DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                  LENGTH OF             PRINCIPAL OCCUPATION             COMPLEX/2/      HELD DURING PAST 5
YEAR OF BIRTH          POSITION     SERVICE               DURING PAST 5 YEARS              OVERSEEN             YEARS
-----------------     ------------ -----------    ------------------------------------ ------------------ -------------------
David G. Booth        Chairman     DFADIG-        Chairman, Director/Trustee, and      128 portfolios in         None
6300 Bee Cave Road,   and          Since 1981     formerly, President and Co-Chief     4 investment
Building One Austin,  Director of  DIG-           Executive Officer (each until        companies
TX 78746              DFAIDG       Since 1992     March 2017) of Dimensional
                      and DIG      DFAITC-        Emerging Markets Value Fund
1946                  Trustee of   Since 1992     ("DEM"), DFAIDG, Dimensional
                      DFAITC       DEM-           Investment Group Inc. ("DIG")
                      and DEM      Since 1993     and The DFA Investment Trust
                                                  Company ("DFAITC"). Executive
                                                  Chairman, and formerly, President
                                                  and Co-Chief Executive Officer
                                                  (each until February 2017) of
                                                  Dimensional Holdings Inc.,
                                                  Dimensional Fund Advisors LP
                                                  and DFA Securities LLC
                                                  (collectively with DEM, DFAIDG,
                                                  DIG and DFAITC, the "DFA
                                                  Entities"). Formerly, Chairman and
                                                  Director (2009-2018), Co-Chief
                                                  Executive Officer (2010 - June
                                                  2017) of Dimensional Fund
                                                  Advisors Canada ULC. Trustee,
                                                  University of Chicago (since
                                                  2002). Trustee, University of
                                                  Kansas Endowment Association
                                                  (since 2005). Formerly, Director of
                                                  Dimensional Fund Advisors Ltd.
                                                  (2002 - July 2017), DFA Australia
                                                  Limited (1994 - July 2017),
                                                  Dimensional Advisors Ltd. (2012 -
                                                  July 2017), Dimensional Funds plc
                                                  (2006 - July 2017) and
                                                  Dimensional Funds II plc (2006 -
                                                  July 2017). Formerly, Director and
                                                  President of Dimensional Japan
                                                  Ltd. (2012 - April 2017).
                                                  Formerly, President, Dimensional
                                                  SmartNest (US) LLC (2009-2014);
                                                  and Limited Partner, VSC
                                                  Investors, LLC (2007 to 2015).
                                                  Formerly, Chairman, Director,
                                                  President and Co-Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd. (2010-
                                                  September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.
/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.
/*/ The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF
                                      OFFICE/1/ AND
NAME AND YEAR OF                      LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION        SERVICE                       YEARS
----------------  ------------------- -----------    --------------------------------------
Valerie A. Brown  Vice President and  Since 2001     Vice President and Assistant
1967              Assistant                          Secretary of
                  Secretary
                                                         .  all the DFA Entities (since
                                                            2001)

                                                         .  DFA Australia Limited (since
                                                            2002)

                                                         .  Dimensional Fund Advisors Ltd.
                                                            (since 2002)

                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)

                                                         .  Dimensional Hong Kong Limited
                                                            (since 2012)

                                                     Director, Vice President and
                                                     Assistant Secretary (since 2003) of

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC

David P. Butler   Co-Chief            Since 2017     Co-Chief Executive Officer (since
1964              Executive Officer                  2017) of

                                                         .  all the DFA entities

                                                     Director (since 2017) of

                                                         .  Dimensional Holdings Inc.

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC

                                                         .  Dimensional Japan Ltd.

                                                         .  Dimensional Advisors Ltd.

                                                         .  Dimensional Fund Advisors Ltd.

                                                         .  DFA Australia Limited

                                                     Director and Co-Chief Executive
                                                     Officer (since 2017) of

                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd.

                                                     Head of Global Financial Advisor
                                                     Services (since 2007) for

                                                         .  Dimensional Fund Advisors LP

                                                     Formerly, Vice President (2007 -
                                                     2017) of

                                                         .  all the DFA Entities

Stephen A. Clark  Executive Vice      Since 2017     Executive Vice President (since 2017)
1972              President                          of

                                                         .  all the DFA entities

                                                     Director and Vice President (since
                                                     2016) of

                                                         .  Dimensional Japan Ltd.

                                                     President and Director (since 2016) of

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC

                                                     Vice President (since 2008) and
                                                     Director (since 2016) of

                                                         .  DFA Australia Limited

                                                     Director (since 2016) of

                                                         .  Dimensional Advisors Ltd.

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd.

                                                         .  Dimensional Hong Kong Limited

                                                     Vice President (since 2016) of

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd.

                                                     Head of Global Institutional Services
                                                     (since 2014) for

                                                         .  Dimensional Fund Advisors LP

                                                     Formerly, Vice President (2004 -
                                                     2017) of

                                                         .  all the DFA Entities

                                                     Formerly, Vice President (2010 -
                                                     2016) of

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC

                                                     Formerly, Head of Institutional,
                                                     North America (2012 - 2013) for

                                                         .  Dimensional Fund Advisors LP

Christopher S.     Vice President and   Since 2004  Vice President and Global Chief
Crossan            Global Chief                     Compliance Officer (since 2004) of
1965               Compliance Officer
                                                        .  all the DFA Entities

                                                        .  DFA Australia Limited

                                                        .  Dimensional Fund Advisors Ltd.

                                                    Chief Compliance Officer (since 2006)
                                                    and Chief Privacy Officer (since
                                                    2015) of

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                    Chief Compliance Officer of

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd. (since 2012)

                                                        .  Dimensional Japan Ltd. (since
                                                           2017)

                                                    Formerly, Vice President and Global
                                                    Chief Compliance Officer (2010 -
                                                    2014) for

                                                        .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,         Vice     Vice President, Chief Financial
1958               Chief Financial      President   Officer, and Treasurer (since 2016) of
                   Officer, and         since 2015
                   Treasurer            and Chief       .  all the DFA Entities
                                        Financial
                                         Officer        .  Dimensional Advisors Ltd.
                                           and
                                        Treasurer       .  Dimensional Fund Advisors Ltd.
                                        since 2016
                                                        .  Dimensional Hong Kong Limited

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd.

                                                        .  DFA Australia Limited

                                                    Director (since 2016) for

                                                        .  Dimensional Funds plc

                                                        .  Dimensional Funds II plc

                                                    Formerly, interim Chief Financial
                                                    Officer and interim Treasurer
                                                    (2016) of

                                                        .  all the DFA Entities

                                                        .  Dimensional Fund Advisors LP

                                                        .  Dimensional Fund Advisors Ltd.

                                                        .  DFA Australia Limited

                                                        .  Dimensional Advisors Ltd.

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd.

                                                        .  Dimensional Hong Kong Limited

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                    Formerly, Controller (2015 - 2016) of

                                                        .  all the DFA Entities

                                                        .  Dimensional Fund Advisors LP

                                                    Formerly, Vice President (2008 -
                                                    2015) of

                                                        .  T. Rowe Price Group, Inc.

                                                    Formerly, Director of Investment
                                                    Treasury and Treasurer (2008 - 2015)
                                                    of

                                                        .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President and      Vice     Vice President (since 2004) and
1973               Assistant Secretary  President   Assistant Secretary (since 2017) of
                                        since 2004
                                           and          .  all the DFA Entities
                                        Assistant
                                        Secretary   Vice President and Assistant
                                        since 2017  Secretary (since 2010) of

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

Joy Lopez          Vice President and      Vice     Vice President (since 2015) of
1971               Assistant Treasurer  President
                                        since 2015      .  all the DFA Entities
                                           and
                                        Assistant   Assistant Treasurer (since 2017) of
                                        Treasurer
                                        since 2017      .  the DFA Fund Complex

                                                    Formerly, Senior Tax Manager (2013 -
                                                    2015) for

                                                        .  Dimensional Fund Advisors LP
Kenneth M.         Vice President       Since 2010  Vice President (since 2010) of
Manell
1972                                                    .  all the DFA Entities

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd.

Catherine L. Newell  President and       President   President (since 2017) of
1964                 General Counsel     since 2017
                                            and          .  the DFA Fund Complex
                                          General
                                          Counsel    General Counsel (since 2001) of
                                         since 2001
                                                         .  All the DFA Entities

                                                     Executive Vice President (since 2017)
                                                     and Secretary (since 2000) of

                                                         .  Dimensional Fund Advisors LP

                                                         .  Dimensional Holdings Inc.

                                                         .  DFA Securities LLC

                                                         .  Dimensional Investment LLC

                                                     Director (since 2002), Vice President
                                                     (since 1997) and Secretary (since
                                                     2002) of

                                                         .  DFA Australia Limited

                                                         .  Dimensional Fund Advisors Ltd.

                                                     Vice President and Secretary of

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC (since 2003)

                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)

                                                         .  Dimensional Japan Ltd. (since
                                                            2012)

                                                         .  Dimensional Advisors Ltd.
                                                            (since 2012)

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)

                                                     Director of

                                                         .  Dimensional Funds plc (since
                                                            2002)

                                                         .  Dimensional Funds II plc
                                                            (since 2006)

                                                         .  Director of Dimensional Japan
                                                            Ltd. (since 2012)

                                                         .  Dimensional Advisors Ltd.
                                                            (since 2012)

                                                         .  Dimensional Fund Advisors Pte.
                                                            Ltd. (since 2012)

                                                         .  Dimensional Hong Kong Limited
                                                            (since 2012)

                                                     Formerly, Vice President and
                                                     Secretary (2010 - 2014) of

                                                         .  Dimensional SmartNest (US) LLC

                                                     Formerly, Vice President (1997 -
                                                     2017) and Secretary (2000 - 2017) of

                                                         .  the DFA Fund Complex

                                                     Formerly, Vice President of

                                                         .  Dimensional Fund Advisors LP
                                                            (1997 - 2017)

                                                         .  Dimensional Holdings Inc.
                                                            (2006 - 2017)

                                                         .  DFA Securities LLC (1997 -
                                                            2017)

                                                         .  Dimensional Investment LLC
                                                            (2009 - 2017)

Selwyn Notelovitz    Vice President and    Since     Vice President and Deputy Chief
1961                 Deputy Chief           2013     Compliance Officer of
                     Compliance Officer
                                                         .  the DFA Fund Complex (since
                                                            2013)

                                                         .  Dimensional Fund Advisors LP
                                                            (since 2012)

Carolyn L. O         Vice President and     Vice     Vice President (since 2010) and
1974                 Secretary           President   Secretary (since 2017) of
                                         since 2010
                                            and          .  the DFA Fund Complex
                                         Secretary
                                         since 2017  Vice President (since 2010) and
                                                     Assistant Secretary (since 2016) of

                                                         .  Dimensional Fund Advisors LP

                                                         .  Dimensional Holdings Inc.

                                                         .  Dimensional Investment LLC

                                                     Vice President of

                                                         .  DFA Securities LLC (since 2010)

                                                         .  Dimensional Cayman Commodity
                                                            Fund I Ltd. (since 2010)

                                                         .  Dimensional Fund Advisors
                                                            Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive   Co-Chief   Co-Chief Executive Officer and Chief
1976                Officer and Chief   Executive   Investment Officer (since 2017) of
                    Investment Officer   Officer
                                        and Chief       .  all the DFA Entities
                                        Investment
                                         Officer        .  Dimensional Fund Advisors
                                        since 2017         Canada ULC

                                                    Director, Chief Investment Officer
                                                    and Vice President (since 2017) of

                                                        .  DFA Australia Limited

                                                    Chief Investment Officer (since 2017)
                                                    and Vice President (since 2016) of

                                                        .  Dimensional Japan Ltd.

                                                    Director, Co-Chief Executive Officer
                                                    and Chief Investment Officer (since
                                                    2017) of

                                                        .  Dimensional Cayman Commodity
                                                           Fund I Ltd. Director of

                                                        .  Dimensional Funds plc (since
                                                           2014)

                                                        .  Dimensional Fund II plc (since
                                                           2014)

                                                        .  Dimensional Holdings Inc.
                                                           (since 2017)

                                                    Formerly, Co-Chief Investment Officer
                                                    of

                                                        .  Dimensional Japan Ltd. (2016 -
                                                           2017)

                                                        .  DFA Australia Limited (2014 -
                                                           2017)

                                                    Formerly, Executive Vice President
                                                    (2017) and Co-Chief Investment
                                                    Officer (2014 - 2017) of

                                                        .  all the DFA Entities

                                                    Formerly, Vice President (2007 -
                                                    2017) of

                                                        .  all the DFA Entities

                                                    Formerly, Vice President and Co-Chief
                                                    Investment Officer (2014 - 2017) of

                                                        .  Dimensional Fund Advisors
                                                           Canada ULC

                                                    Formerly, Director of

                                                        .  Dimensional Fund Advisors Pte.
                                                           Ltd. (2017)

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2017 to October 31, 2018, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                          QUALIFYING
                                                                                                              FOR
                                   NET                                                                     CORPORATE
                               INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                             DIVIDENDS   QUALIFYING
       DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
   DIMENSIONS GROUP INC.      DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
    ---------------------     ------------- ------------- ------------- ------- ---------- ------------- ------------- ----------
Dimensional 2005 Target Date
  Retirement Income Fund.....      90%            2%            8%         0%       0%          100%          100%        100%
Dimensional 2010 Target Date
  Retirement Income Fund.....      93%            2%            5%         0%       0%          100%          100%        100%

                                                                            QUALIFYING
                                                                              SHORT-
                                  U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
       DFA INVESTMENT          GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
   DIMENSIONS GROUP INC.      INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
    ---------------------     ------------ ---------- ---------- ---------- ----------
Dimensional 2005 Target Date
  Retirement Income Fund.....      0%          0%         7%         0%        100%
Dimensional 2010 Target Date
  Retirement Income Fund.....      0%          0%         7%         0%        100%

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

 LOGO

                                                                 DFA103118-054A
                                                                       00218780

ITEM 2. CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the "Report"), a code of ethics that applies to the Registrant's Co-Principal Executive Officers and Principal Financial Officer (the "Code of Business Ethics"). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's Audit Committee and has designated
Ms. Smith as the "audit committee financial expert." Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith's education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a)  Audit Fees

          Fiscal Year Ended October 31, 2018: $2,112,201
          Fiscal Year Ended October 31, 2017: $1,978,000

   (b)  Audit-Related Fees
          Fees for Registrant     Fiscal Year Ended October 31, 2018: $175,540
                                  Fiscal Year Ended October 31, 2017: $163,463

   For fiscal years ended October 31, 2018 and October 31, 2017, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant's semi-annual financial statements.

       Audit-Related Fees required to be approved pursuant to paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X

                                  Fiscal Year Ended October 31, 2018: $205,000
                                  Fiscal Year Ended October 31, 2017: $191,500

   For the fiscal years ended October 31, 2018 and October 31, 2017, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2 01 of Regulation S X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant's investment adviser for the fiscal year ended October 31, 2017 and the issuance of a Type II SSAE 18 over controls at the Registrant's investment adviser for the fiscal year ended October 31, 2018.

   (c)  Tax Fees

          Fees for Registrant     Fiscal Year Ended October 31, 2018: $493,154
                                  Fiscal Year Ended October 31, 2017: $464,173

   Tax Fees included, for the fiscal years ended October 31, 2018 and October 31, 2017, fees for tax services in connection with the Registrant's excise tax calculations, review of the Registrant's applicable tax returns and review of the Registrant's tax equalization calculations.

   There were no Tax Fees required to be approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

   (d)  All Other Fees

          Fees for Registrant     Fiscal Year Ended October 31, 2018: $0
                                  Fiscal Year Ended October 31, 2017: $0

   There were no "All Other Fees" required to be approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

   (e)(1) Audit Committee's Pre-Approval Policies and Procedures

                     Pre-Approval Policies and Procedures
                               as adopted by the
                               Audit Committees
                                      of
                     DFA Investment Dimensions Group Inc.
                    Dimensional Emerging Markets Value Fund
                       Dimensional Investment Group Inc.
                       The DFA Investment Trust Company
                            (together, the "Funds")

   The Sarbanes-Oxley Act of 2002 (the "Act") and the rules (the "Rules") adopted by the U.S. Securities and Exchange Commission (the "SEC") require that the Funds' Audit Committees (together, the "Committee") pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the "Auditor"). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP ("Dimensional"), the Funds' investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the "Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

   The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

   These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

       A. General

       1. The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

       2. The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds' operations and financial reporting.

       B. Pre-Approval of Audit Services to the Funds

       1. The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds' financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

       2. The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

       3. Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not "interested persons" of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the "Independent Directors").

       C. Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates--by Types of Services

       1. The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

       2. Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

       3. The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

       4. The Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

       5. A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

       D. Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates--Project-by-Project Basis

       1. The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

       2. Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

       3. The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Committee's behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds' management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

       4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

          (a) pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

          (b) refer such matter to the full Committee for its consideration and action.

          In considering any requested non-audit services or proposed material change in such services, the Designated Member's authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

       5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

       E. Amendment; Annual Review

       1. The Committee may amend these procedures from time to time.

       2. These procedures shall be reviewed annually by the Committee.

       F. Recordkeeping

       1. The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

       2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

       3. A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

   (e)(2) The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant's Audit Committee but not pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2018 that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was not greater than 50%.
                                  ---

   (g)    Aggregate Non-Audit Fees

                Fiscal Year Ended October 31, 2018: $1,820,299
                Fiscal Year Ended October 31, 2017: $2,178,540

   (h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6. INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

 NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                             REGISTRANT
 ------------------------------------   -------------------------------------
 Enhanced U.S. Large Company Portfolio  Series of Registrant

 U.S. Large Cap Equity Portfolio        Series of Registrant

 U.S. Targeted Value Portfolio          Series of Registrant

 NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                             REGISTRANT
 ------------------------------------   -------------------------------------
 U.S. Small Cap Value Portfolio         Series of Registrant

 U.S. Core Equity 1 Portfolio           Series of Registrant

 U.S. Core Equity 2 Portfolio           Series of Registrant

 U.S. Vector Equity Portfolio           Series of Registrant

 U.S. Small Cap Portfolio               Series of Registrant

 U.S. Micro Cap Portfolio               Series of Registrant

 DFA Real Estate Securities Portfolio   Series of Registrant

 Large Cap International Portfolio      Series of Registrant

 International Core Equity Portfolio    Series of Registrant

 DFA International Real Estate          Series of Registrant
 Securities Portfolio

 DFA Global Real Estate Securities      Series of Registrant
 Portfolio

 DFA International Small Cap Value      Series of Registrant
 Portfolio

 International Vector Equity Portfolio  Series of Registrant

 World ex U.S. Targeted Value Portfolio Series of Registrant

 World ex U.S. Core Equity Portfolio    Series of Registrant

 Emerging Markets Core Equity Portfolio Series of Registrant

 U.S. High Relative Profitability       Series of the Registrant
 Portfolio

 International High Relative            Series of the Registrant
 Profitability Portfolio

 The U.S. Large Cap Value Series        Master fund for U.S. Large Cap Value
                                        Portfolio

 The Japanese Small Company Series      Master fund for Japanese Small
                                        Company Portfolio

 The Asia Pacific Small Company Series  Master fund for Asia Pacific Small
                                        Company Portfolio

 The United Kingdom Small Company       Master fund for United Kingdom Small
 Series                                 Company Portfolio

 NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                             REGISTRANT
 ------------------------------------   -------------------------------------
 The Continental Small Company Series   Master fund for Continental Small
                                        Company Portfolio

 The Emerging Markets Series            Master fund for Emerging Markets
                                        Portfolio

 The Emerging Markets Small Cap Series  Master fund for Emerging Markets
                                        Small Cap Portfolio

 Dimensional Emerging Markets Value     Master fund for Emerging Markets
 Fund                                   Value Portfolio

 U.S. Social Core Equity 2 Portfolio    Series of Registrant

 U.S. Sustainability Core 1 Portfolio   Series of Registrant

 International Sustainability Core 1    Series of Registrant
 Portfolio

 International Social Core Equity       Series of Registrant
 Portfolio

 Emerging Markets Social Core Equity    Series of Registrant
 Portfolio

 Emerging Markets Sustainability Core   Series of Registrant
 1 Portfolio

 Tax-Managed U.S. Equity Portfolio      Series of Registrant

 Tax-Managed U.S. Targeted Value        Series of Registrant
 Portfolio

 Tax-Managed U.S. Small Cap Portfolio   Series of Registrant

 T.A. U.S. Core Equity 2 Portfolio      Series of Registrant

 Tax-Managed DFA International Value    Series of Registrant
 Portfolio

 T.A. World ex U.S. Core Equity         Series of Registrant
 Portfolio

 The Tax-Managed U.S. Marketwide Value  Master fund for Tax-Managed U.S.
 Series                                 Marketwide Value Portfolio

 CSTG&E U.S. Social Core Equity 2       Series of Registrant
 Portfolio

 CSTG&E International Social Core       Series of Registrant
 Equity Portfolio

 VA U.S. Targeted Value Portfolio       Series of Registrant

 VA U.S. Large Value Portfolio          Series of Registrant

 VA International Value Portfolio       Series of Registrant

 NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                             REGISTRANT
 ------------------------------------   -------------------------------------
 VA International Small Portfolio       Series of Registrant

 U.S. Large Cap Growth Portfolio        Series of Registrant

 U.S. Small Cap Growth Portfolio        Series of Registrant

 International Large Cap Growth         Series of Registrant
 Portfolio

 International Small Cap Growth         Series of Registrant
 Portfolio

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                                       Face
                                                                      Amount^   Value+
                                                                      ------- -----------
                                                                       (000)
BONDS -- (85.3%)
AUSTRALIA -- (8.2%)
ANZ New Zealand International Ltd.
            2.600%, 09/23/19.....................................      2,200  $ 2,188,966
Australia & New Zealand Banking Group, Ltd.
(OMEGA)     2.250%, 12/19/19.....................................      1,000      990,697
            5.100%, 01/13/20.....................................        750      767,856
Commonwealth Bank of Australia
            5.000%, 10/15/19.....................................      3,000    3,052,581
#(OMEGA)    2.250%, 03/10/20.....................................      1,000      986,210
(OMEGA)     2.050%, 09/18/20.....................................      1,800    1,754,691
            2.400%, 11/02/20.....................................      2,096    2,053,078
National Australia Bank, Ltd.
            2.125%, 05/22/20.....................................      5,586    5,488,971
            2.500%, 01/12/21.....................................      3,500    3,424,859
Westpac Banking Corp.
            2.150%, 03/06/20.....................................      2,204    2,172,284
            2.300%, 05/26/20.....................................      3,500    3,444,192
                                                                              -----------
TOTAL AUSTRALIA..................................................              26,324,385
                                                                              -----------
AUSTRIA -- (2.0%)
Oesterreichische Kontrollbank AG
            1.750%, 01/24/20.....................................      5,000    4,929,699
            1.875%, 01/20/21.....................................      1,500    1,461,161
                                                                              -----------
TOTAL AUSTRIA....................................................               6,390,860
                                                                              -----------
CANADA -- (20.4%)
Bank of Montreal
            2.100%, 12/12/19.....................................        680      672,490
            1.900%, 08/27/21.....................................      4,000    3,834,399
Bank of Nova Scotia (The)
            2.350%, 10/21/20.....................................      1,500    1,475,217
Canada Housing Trust No 1
(OMEGA)     2.000%, 12/15/19..................................... CAD  4,000    3,030,848
(OMEGA)     1.200%, 06/15/20..................................... CAD  8,000    5,965,681
Canadian Government Bond
            1.750%, 05/01/20..................................... CAD  2,000    1,507,539
CPPIB Capital, Inc.
            1.400%, 06/04/20..................................... CAD  6,200    4,632,916
#           2.375%, 01/29/21.....................................      2,000    1,968,663
Province of Alberta Canada
            1.250%, 06/01/20..................................... CAD  2,000    1,491,618
Province of British Columbia Canada
            3.700%, 12/18/20..................................... CAD  6,000    4,671,655
Province of Manitoba Canada
            2.050%, 11/30/20.....................................      3,000    2,934,090
Province of Ontario Canada
            4.400%, 04/14/20.....................................      5,000    5,093,967
            4.200%, 06/02/20..................................... CAD  4,700    3,667,567
            2.550%, 02/12/21.....................................      1,500    1,479,135

                                                                      Face
                                                                     Amount^   Value+
                                                                     ------- -----------
                                                                      (000)
CANADA -- (Continued)
Province of Quebec Canada
           3.500%, 07/29/20.....................................      2,200  $ 2,215,812
           4.500%, 12/01/20..................................... CAD  5,500    4,347,066
Province of Saskatchewan Canada
           3.900%, 07/28/20..................................... CAD  6,300    4,902,845
Royal Bank of Canada
           2.980%, 05/07/19..................................... CAD  1,000      762,293
           2.350%, 12/09/19..................................... CAD  1,300      984,808
           2.150%, 03/06/20.....................................      1,000      987,436
           2.350%, 10/30/20.....................................      1,000      981,936
Toronto-Dominion Bank (The)
           2.563%, 06/24/20..................................... CAD  5,000    3,782,103
           2.500%, 12/14/20.....................................      2,000    1,969,203
           2.125%, 04/07/21.....................................      1,000      971,870
           3.250%, 06/11/21.....................................      1,000      996,661
                                                                             -----------
TOTAL CANADA....................................................              65,327,818
                                                                             -----------
DENMARK -- (0.5%)
Kommunekredit
           1.625%, 06/12/20.....................................      1,500    1,467,465
                                                                             -----------
FRANCE -- (1.9%)
Caisse d'Amortissement de la Dette Sociale
           1.875%, 07/28/20.....................................      2,000    1,958,620
Total Capital International SA
           2.750%, 06/19/21.....................................      2,000    1,974,920
Total Capital SA
           4.450%, 06/24/20.....................................      2,200    2,241,657
                                                                             -----------
TOTAL FRANCE....................................................               6,175,197
                                                                             -----------
GERMANY -- (4.2%)
Daimler Finance North America LLC
(OMEGA)    2.250%, 03/02/20.....................................      1,500    1,476,132
Deutsche Bank AG
           2.850%, 05/10/19.....................................      1,500    1,494,832
FMS Wertmanagement
           1.750%, 01/24/20.....................................      3,000    2,958,318
Kreditanstalt fuer Wiederaufbau
           1.500%, 04/20/20.....................................      2,000    1,958,526
           1.875%, 06/30/20.....................................      2,000    1,964,355
           2.750%, 07/15/20.....................................        800      796,739
State of North Rhine-Westphalia Germany
           1.625%, 01/22/20.....................................      1,000      983,850
Volkswagen Group of America Finance LLC
           2.450%, 11/20/19.....................................      2,000    1,980,077
                                                                             -----------
TOTAL GERMANY...................................................              13,612,829
                                                                             -----------

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED


                                                                      Face
                                                                     Amount^   Value+
                                                                     ------- -----------
                                                                      (000)
JAPAN -- (4.5%)
Development Bank of Japan, Inc.
           1.625%, 09/25/19.....................................      2,000  $ 1,972,924
MUFG Bank, Ltd.
(OMEGA)    2.300%, 03/05/20.....................................      1,400    1,381,574
Nissan Motor Acceptance Corp.
(OMEGA)    2.125%, 03/03/20.....................................      1,300    1,277,280
Toyota Credit Canada, Inc.
           2.250%, 05/23/19..................................... CAD  1,900    1,442,539
           1.800%, 02/19/20..................................... CAD  6,500    4,873,284
           2.200%, 02/25/21..................................... CAD  4,500    3,352,927
                                                                             -----------
TOTAL JAPAN.....................................................              14,300,528
                                                                             -----------
NETHERLANDS -- (3.3%)
BNG Bank NV
           1.750%, 03/24/20.....................................      1,000      983,116
           2.125%, 12/14/20.....................................      1,500    1,470,510
Cooperatieve Rabobank UA
           2.250%, 12/02/19.....................................      1,655    1,637,835
           4.750%, 01/15/20.....................................        700      713,013
Shell International Finance BV
           4.375%, 03/25/20.....................................      1,547    1,574,428
           2.125%, 05/11/20.....................................      1,500    1,479,766
           2.250%, 11/10/20.....................................      2,685    2,636,187
                                                                             -----------
TOTAL NETHERLANDS...............................................              10,494,855
                                                                             -----------
NORWAY -- (1.4%)
Equinor ASA
           2.250%, 11/08/19.....................................      3,461    3,432,754
           2.900%, 11/08/20.....................................        941      933,909
                                                                             -----------
TOTAL NORWAY....................................................               4,366,663
                                                                             -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.8%)
Council Of Europe Development Bank
           1.625%, 03/10/20.....................................      3,000    2,947,247
European Investment Bank
           4.000%, 02/16/21.....................................      3,000    3,062,389
(OMEGA)    2.250%, 07/30/21..................................... CAD  8,000    6,016,605
                                                                             -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS....................              12,026,241
                                                                             -----------
SWEDEN -- (3.5%)
Kommuninvest I Sverige AB
           1.750%, 03/19/20.....................................      2,000    1,967,196
           2.500%, 12/01/20..................................... SEK 25,000    2,868,683
           1.000%, 09/15/21..................................... SEK 17,000    1,899,024
Svensk Exportkredit AB
           1.750%, 05/18/20.....................................      1,000      980,420
           2.875%, 05/22/21.....................................      2,500    2,485,131

                                                                         Face
                                                                        Amount^   Value+
                                                                        ------- -----------
                                                                         (000)
SWEDEN -- (Continued)
Svenska Handelsbanken AB
#          2.400%, 10/01/20.....................................         1,000  $   981,440
                                                                                -----------
TOTAL SWEDEN....................................................                 11,181,894
                                                                                -----------
UNITED KINGDOM -- (2.1%)
AstraZeneca P.L.C.
           1.950%, 09/18/19.....................................           700      692,988
BAE Systems Holdings, Inc.
(OMEGA)    6.375%, 06/01/19.....................................           480      488,622
Barclays P.L.C
           2.750%, 11/08/19.....................................         1,500    1,489,533
           2.875%, 06/08/20.....................................           500      493,886
BP Capital Markets P.L.C.
           2.315%, 02/13/20.....................................         2,550    2,523,397
HSBC USA, Inc.
           2.375%, 11/13/19.....................................         1,000      992,428
                                                                                -----------
TOTAL UNITED KINGDOM............................................                  6,680,854
                                                                                -----------
UNITED STATES -- (29.5%)
Allergan Funding SCS
           3.000%, 03/12/20.....................................         1,200    1,194,793
Allergan, Inc.
           3.375%, 09/15/20.....................................         1,800    1,796,593
Altria Group, Inc.
           2.625%, 01/14/20.....................................         2,000    1,987,047
American Express Credit Corp.
           2.375%, 05/26/20.....................................         1,000      986,110
American Honda Finance Corp.
           2.150%, 03/13/20.....................................         1,500    1,478,723
Amgen, Inc.
           2.200%, 05/11/20.....................................         1,000      984,480
Anthem, Inc.
           2.500%, 11/21/20.....................................         1,766    1,730,223
Apple, Inc.
           1.800%, 05/11/20.....................................         2,000    1,963,040
           2.000%, 11/13/20.....................................         2,500    2,445,862
AT&T, Inc.
           2.450%, 06/30/20.....................................         1,500    1,476,872
Autodesk, Inc.
           3.125%, 06/15/20.....................................         1,500    1,493,777
Bank of America Corp.
           2.250%, 04/21/20.....................................         1,035    1,020,056
Bank of New York Mellon Corp. (The)
           2.150%, 02/24/20.....................................         2,000    1,976,360
Biogen, Inc.
           2.900%, 09/15/20.....................................         2,000    1,980,885
Boston Scientific Corp.
           6.000%, 01/15/20.....................................         1,300    1,340,032
Capital One NA
           2.350%, 01/31/20.....................................         1,500    1,481,070
Chevron Corp.
           1.961%, 03/03/20.....................................         3,600    3,549,223

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED


                                                                        Face
                                                                       Amount^   Value+
                                                                       ------- ----------
                                                                        (000)
UNITED STATES -- (Continued)
Citibank NA
            2.100%, 06/12/20.....................................       1,000  $  981,738
Citizens Bank N.A.
            2.450%, 12/04/19.....................................       2,200   2,183,393
Coca-Cola Co. (The)
            1.875%, 10/27/20.....................................       1,000     977,445
Costco Wholesale Corp.
#           1.750%, 02/15/20.....................................         950     934,222
CVS Health Corp.
            2.800%, 07/20/20.....................................       1,500   1,484,135
Discovery Communications LLC
(OMEGA)     2.750%, 11/15/19.....................................       2,000   1,985,829
Dominion Energy, Inc.
            2.500%, 12/01/19.....................................       2,000   1,987,913
Eastman Chemical Co.
            2.700%, 01/15/20.....................................       2,000   1,984,949
EI du Pont de Nemours & Co.
            4.625%, 01/15/20.....................................         632     642,763
EMD Finance LLC
#(OMEGA)    2.400%, 03/19/20.....................................       2,100   2,069,727
Enterprise Products Operating LLC
            5.250%, 01/31/20.....................................       2,000   2,046,080
Exelon Generation Co. LLC
#           2.950%, 01/15/20.....................................       2,000   1,987,291
Express Scripts Holding Co.
            2.250%, 06/15/19.....................................       2,000   1,992,602
Ford Motor Credit Co. LLC
            2.681%, 01/09/20.....................................       1,000     985,621
General Electric Co.
            2.200%, 01/09/20.....................................       1,000     981,944
General Motors Financial Co., Inc.
#           2.350%, 10/04/19.....................................         429     424,813
            3.150%, 01/15/20.....................................       1,600   1,592,164
Gilead Sciences, Inc.
            2.350%, 02/01/20.....................................       1,500   1,485,181
Goldman Sachs Group, Inc. (The)
            6.000%, 06/15/20.....................................       1,000   1,040,647
Harley-Davidson Financial Services, Inc.
(OMEGA)     2.150%, 02/26/20.....................................       1,000     982,640
Humana, Inc.
            2.625%, 10/01/19.....................................       2,981   2,965,746
JM Smucker Co. (The)
            2.500%, 03/15/20.....................................       1,061   1,051,147
John Deere Capital Corp.
            2.050%, 03/10/20.....................................         220     217,081
JPMorgan Chase & Co.
#           2.250%, 01/23/20.....................................       1,000     988,154
#           4.950%, 03/25/20.....................................       2,000   2,046,036
Kraft Heinz Foods Co.
            5.375%, 02/10/20.....................................       1,500   1,539,336

                                                                         Face
                                                                        Amount^    Value+
                                                                        ------- ------------
                                                                         (000)
UNITED STATES -- (Continued)
Manufacturers & Traders Trust Co.
           2.100%, 02/06/20.....................................           400  $    394,722
Markel Corp.
           7.125%, 09/30/19.....................................           527       543,175
Medtronic, Inc.
           2.500%, 03/15/20.....................................         2,500     2,478,357
Microsoft Corp.
           1.850%, 02/06/20.....................................         1,500     1,480,910
Nasdaq, Inc.
           5.550%, 01/15/20.....................................         1,300     1,332,773
Nuveen Finance LLC
(OMEGA)    2.950%, 11/01/19.....................................         1,000       998,045
Philip Morris International, Inc.
           2.000%, 02/21/20.....................................         3,000     2,955,240
PNC Bank NA
           2.600%, 07/21/20.....................................         1,000       987,953
Quest Diagnostics, Inc.
           4.750%, 01/30/20.....................................         1,131     1,150,114
Ryder System, Inc.
           2.450%, 09/03/19.....................................         2,000     1,988,901
Southern Co. (The)
           2.750%, 06/15/20.....................................         1,000       988,010
Target Corp.
           3.875%, 07/15/20.....................................           963       975,635
TD Ameritrade Holding Corp.
           5.600%, 12/01/19.....................................         1,500     1,539,158
Textron, Inc.
           7.250%, 10/01/19.....................................         1,500     1,550,852
Tyson Foods, Inc.
           2.650%, 08/15/19.....................................         1,200     1,196,623
Verizon Communications, Inc.
           4.600%, 04/01/21.....................................         1,600     1,642,605
Walmart, Inc.
           2.850%, 06/23/20.....................................         3,759     3,753,029
Zimmer Biomet Holdings, Inc.
           2.700%, 04/01/20.....................................         2,000     1,977,695
                                                                                ------------
TOTAL UNITED STATES.............................................                  94,377,540
                                                                                ------------
TOTAL BONDS.....................................................                 272,727,129
                                                                                ------------
U.S. TREASURY OBLIGATIONS -- (14.0%)
U.S. Treasury Notes
           1.125%, 04/30/20.....................................         3,000     2,925,234
           1.375%, 08/31/20.....................................         8,000     7,787,813
           1.750%, 10/31/20.....................................        25,000    24,455,078
           1.625%, 11/30/20.....................................        10,000     9,746,094
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS.................................                  44,914,219
                                                                                ------------
TOTAL INVESTMENT SECURITIES.....................................                 317,641,348
                                                                                ------------

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED


                                                                Shares     Value+
                                                                ------- ------------
SECURITIES LENDING COLLATERAL -- (0.7%)
@(S)  DFA Short Term Investment Fund.........................   196,232 $  2,270,404
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $324,942,113)............           $319,911,752
                                                                        ============

As of October 31, 2018, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                        Unrealized
                                                                          Foreign
                                                                         Exchange
                                                            Settlement Appreciation
Currency Purchased  Currency Sold        Counterparty          Date    (Depreciation)
------------------  --------------- ----------------------- ---------- --------------
USD     1,952,321   SEK  17,425,383 Royal Bank of Scotland   01/17/19     $33,701
USD     2,971,503   SEK  26,399,979 Citibank, N.A.           01/17/19      64,736
USD    56,298,577   CAD  73,526,505 Royal Bank of Scotland   01/24/19     349,401
                                                                         ---------
Total Appreciation                                                       $447,838
                                                                         =========

As of October 31, 2018, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                                Unrealized
                               Number of Expiration   Notional      Market     Appreciation
Description                    Contracts    Date       Value        Value     (Depreciation)
-----------                    --------- ---------- ------------ ------------ --------------
Long Position Contracts:
S&P 500(R) Emini Index........   2,429    12/21/18  $348,797,334 $329,263,095  $(19,534,239)
                                                    ------------ ------------  ------------
Total Futures Contracts.......                      $348,797,334 $329,263,095  $(19,534,239)
                                                    ============ ============  ============

CAD   Canadian Dollars
SEK   Swedish Krona

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        Investments in Securities (Market Value)
                                                        ---------------------------------------
                                                        Level 1    Level 2   Level 3    Total
                                                        -------  ----------- ------- -----------
Bonds
   Australia...........................................   --     $26,324,385   --    $26,324,385
   Austria.............................................   --       6,390,860   --      6,390,860
   Canada..............................................   --      65,327,818   --     65,327,818
   Denmark.............................................   --       1,467,465   --      1,467,465
   France..............................................   --       6,175,197   --      6,175,197
   Germany.............................................   --      13,612,829   --     13,612,829
   Japan...............................................   --      14,300,528   --     14,300,528
   Netherlands.........................................   --      10,494,855   --     10,494,855
   Norway..............................................   --       4,366,663   --      4,366,663
   Supranational Organization Obligations..............   --      12,026,241   --     12,026,241
   Sweden..............................................   --      11,181,894   --     11,181,894
   United Kingdom......................................   --       6,680,854   --      6,680,854
   United States.......................................   --      94,377,540   --     94,377,540
U.S. Treasury Obligations..............................   --      44,914,219   --     44,914,219
Securities Lending Collateral..........................   --       2,270,404   --      2,270,404

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                            Investments in Securities (Market Value)
                                                        -----------------------------------------------
                                                           Level 1      Level 2    Level 3     Total
                                                        ------------  ------------ ------- ------------
Forward Currency Contracts**...........................           --  $    447,838   --    $    447,838
Futures Contracts**.................................... $(19,534,239)           --   --     (19,534,239)
                                                        ------------  ------------   --    ------------
TOTAL.................................................. $(19,534,239) $320,359,590   --    $300,825,351
                                                        ============  ============   ==    ============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               October 31, 2018

                                                            Shares     Value+
                                                            ------- ------------
COMMON STOCKS -- (97.1%)
COMMUNICATION SERVICES -- (9.3%)
    Activision Blizzard, Inc...............................  29,204 $  2,016,536
*   Alphabet, Inc., Class A................................  13,358   14,567,968
*   Alphabet, Inc., Class C................................  14,150   15,236,295
    Altice USA, Inc., Class A..............................  26,689      435,298
*   ANGI Homeservices, Inc., Class A.......................   3,400       65,076
    AT&T, Inc.............................................. 393,396   12,069,389
    Cable One, Inc.........................................     261      233,788
    CBS Corp., Class B.....................................  20,070    1,151,015
    CenturyLink, Inc....................................... 122,726    2,533,065
*   Charter Communications, Inc., Class A..................  12,885    4,127,967
    Comcast Corp., Class A................................. 334,263   12,748,791
#*  Discovery, Inc., Class A...............................  18,095      586,097
*   Discovery, Inc., Class C...............................  32,079      940,235
*   DISH Network Corp., Class A............................  19,196      590,085
*   Electronic Arts, Inc...................................  12,564    1,143,073
*   Facebook, Inc., Class A................................ 111,354   16,902,424
*   IAC/InterActiveCorp....................................   3,810      749,008
    Interpublic Group of Cos., Inc. (The)..................  43,973    1,018,415
*   Liberty Broadband Corp., Class A.......................   3,193      264,348
*   Liberty Broadband Corp., Class C.......................  11,283      935,699
#*  Liberty Media Corp.-Liberty Formula One, Class A.......   1,334       42,274
*   Liberty Media Corp.-Liberty Formula One, Class C.......   3,075      101,721
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........   5,337      220,098
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........  12,301      507,662
#   Lions Gate Entertainment Corp., Class A................   8,046      154,161
*   Live Nation Entertainment, Inc.........................  16,033      838,526
*   Madison Square Garden Co. (The), Class A...............   2,255      623,778
#*  Match Group, Inc.......................................   3,203      165,659
*   Netflix, Inc...........................................  15,079    4,550,541
    News Corp., Class A....................................  28,456      375,335
    News Corp., Class B....................................  11,880      158,479
    Omnicom Group, Inc.....................................  16,087    1,195,586
#   Sirius XM Holdings, Inc................................  73,479      442,344
#*  Snap, Inc., Class A....................................  31,132      205,783
#*  Sprint Corp............................................  54,103      331,110
*   Take-Two Interactive Software, Inc.....................   5,681      732,110
*   T-Mobile US, Inc.......................................  20,646    1,415,283
#*  TripAdvisor, Inc.......................................   8,660      451,532
    Twenty-First Century Fox, Inc., Class A................  65,540    2,983,381
    Twenty-First Century Fox, Inc., Class B................  26,234    1,185,252
*   Twitter, Inc...........................................  42,967    1,493,103
    Verizon Communications, Inc............................ 292,286   16,686,608
#   Viacom, Inc., Class A..................................   1,456       51,499
    Viacom, Inc., Class B..................................  47,898    1,531,778
    Walt Disney Co. (The).................................. 109,919   12,621,999
    World Wrestling Entertainment, Inc., Class A...........   3,500      254,065
*   Zayo Group Holdings, Inc...............................  33,290      994,705
#*  Zillow Group, Inc., Class A............................   3,902      157,524
#*  Zillow Group, Inc., Class C............................  11,787      474,545
                                                                    ------------
TOTAL COMMUNICATION SERVICES...............................          139,261,013
                                                                    ------------
CONSUMER DISCRETIONARY -- (11.1%)
    Advance Auto Parts, Inc................................   7,261    1,160,017
*   Amazon.com, Inc........................................  22,255   35,563,713
    Aptiv P.L.C............................................  16,359    1,256,371

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U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Aramark................................................  30,111 $ 1,081,587
#   Autoliv, Inc...........................................   9,593     799,481
*   AutoZone, Inc..........................................   1,130     828,821
    Best Buy Co., Inc......................................  29,004   2,034,921
*   Booking Holdings, Inc..................................   2,293   4,298,412
    BorgWarner, Inc........................................  25,666   1,011,497
*   Bright Horizons Family Solutions, Inc..................   6,200     712,442
    Brunswick Corp.........................................  12,624     656,322
*   Burlington Stores, Inc.................................   4,219     723,516
#*  Caesars Entertainment Corp.............................  11,075      95,134
#*  CarMax, Inc............................................  22,849   1,551,676
    Carnival Corp..........................................  21,872   1,225,707
    Carter's, Inc..........................................   6,681     641,242
#*  Carvana Co.............................................   1,629      63,124
*   Chipotle Mexican Grill, Inc............................   1,481     681,749
    Columbia Sportswear Co.................................   9,065     818,388
    Darden Restaurants, Inc................................  10,298   1,097,252
    Dollar General Corp....................................  18,487   2,059,082
*   Dollar Tree, Inc.......................................  23,635   1,992,430
    Domino's Pizza, Inc....................................   2,105     565,803
    DR Horton, Inc.........................................  34,554   1,242,562
#   Dunkin' Brands Group, Inc..............................   7,895     572,861
*   eBay, Inc..............................................  50,584   1,468,454
    Etsy, Inc..............................................   4,619     196,400
    Expedia Group, Inc.....................................   8,589   1,077,318
*   Five Below, Inc........................................   4,026     458,239
    Foot Locker, Inc.......................................  21,280   1,003,139
    Ford Motor Co.......................................... 244,401   2,334,030
*   frontdoor, Inc.........................................   6,315     215,026
    Gap, Inc. (The)........................................  52,395   1,430,384
    Garmin, Ltd............................................  17,118   1,132,527
*   Garrett Motion, Inc....................................   4,530      68,720
#*  GCI Liberty, Inc., Class A.............................   5,760     272,621
    General Motors Co...................................... 101,186   3,702,396
    Gentex Corp............................................  40,303     848,378
    Genuine Parts Co.......................................  12,354   1,209,704
    Goodyear Tire & Rubber Co. (The).......................  31,418     661,663
*   Grand Canyon Education, Inc............................   5,499     685,725
*   GrubHub, Inc...........................................   6,543     606,798
#   H&R Block, Inc.........................................  15,714     417,050
#   Hanesbrands, Inc.......................................  37,882     650,055
#   Harley-Davidson, Inc...................................  24,346     930,504
#   Hasbro, Inc............................................   6,539     599,692
    Hilton Worldwide Holdings, Inc.........................  13,441     956,596
    Home Depot, Inc. (The).................................  65,195  11,466,497
    Hyatt Hotels Corp., Class A............................   3,854     266,697
    Kohl's Corp............................................  23,742   1,797,982
#   L Brands, Inc..........................................   9,365     303,613
    Las Vegas Sands Corp...................................  21,225   1,083,112
    Lear Corp..............................................   9,061   1,204,207
    Leggett & Platt, Inc...................................  17,735     643,958
    Lennar Corp., Class A..................................  22,464     965,503
    Lennar Corp., Class B..................................   1,223      43,747
*   LKQ Corp...............................................  28,653     781,367
    Lowe's Cos., Inc.......................................  45,897   4,370,312
*   Lululemon Athletica, Inc...............................   7,864   1,106,701
    Macy's, Inc............................................  46,935   1,609,401
    Marriott International, Inc., Class A..................  16,139   1,886,488
#*  Mattel, Inc............................................  25,711     349,155

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CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    McDonald's Corp........................................  34,175 $  6,045,557
    MGM Resorts International..............................  52,700    1,406,036
*   Michael Kors Holdings, Ltd.............................  13,635      755,515
*   Mohawk Industries, Inc.................................   7,676      957,427
#   Newell Brands, Inc.....................................  19,417      308,342
    NIKE, Inc., Class B....................................  62,809    4,713,187
#   Nordstrom, Inc.........................................  14,920      981,288
*   Norwegian Cruise Line Holdings, Ltd....................  26,912    1,186,012
*   NVR, Inc...............................................     199      445,567
*   Ollie's Bargain Outlet Holdings, Inc...................   3,627      336,948
*   O'Reilly Automotive, Inc...............................   4,666    1,496,619
#   Polaris Industries, Inc................................   6,362      566,091
    Pool Corp..............................................   3,984      580,668
    PulteGroup, Inc........................................  40,759    1,001,449
    PVH Corp...............................................   6,003      725,102
*   Qurate Retail, Inc.....................................  47,279    1,037,301
    Ralph Lauren Corp......................................   6,413      831,189
#*  Roku, Inc..............................................   3,374      187,594
    Ross Stores, Inc.......................................  21,364    2,115,036
    Royal Caribbean Cruises, Ltd...........................  11,447    1,198,844
    Service Corp. International............................  20,889      866,267
*   ServiceMaster Global Holdings, Inc.....................  12,631      541,617
    Six Flags Entertainment Corp...........................   6,231      335,602
*   Skechers U.S.A., Inc., Class A.........................  15,810      451,692
    Starbucks Corp.........................................  75,203    4,382,079
    Tapestry, Inc..........................................  21,277      900,230
    Target Corp............................................  41,726    3,489,545
#*  Tesla, Inc.............................................   3,255    1,097,977
    Tiffany & Co...........................................  11,989    1,334,376
    TJX Cos., Inc. (The)...................................  34,217    3,759,764
    Toll Brothers, Inc.....................................  12,806      431,050
    Tractor Supply Co......................................  12,230    1,123,815
*   Ulta Salon Cosmetics & Fragrance, Inc..................   3,904    1,071,726
#*  Under Armour, Inc., Class A............................  19,722      436,053
#*  Under Armour, Inc., Class C............................  22,640      448,951
    Vail Resorts, Inc......................................   3,026      760,494
#*  Veoneer, Inc...........................................     400       13,432
    VF Corp................................................  15,805    1,309,918
#*  Wayfair, Inc., Class A.................................   2,729      300,981
#*  Weight Watchers International, Inc.....................   4,074      269,291
    Whirlpool Corp.........................................   9,216    1,011,548
#   Williams-Sonoma, Inc...................................  10,728      637,029
    Wyndham Hotels & Resorts, Inc..........................  11,085      546,380
    Wynn Resorts, Ltd......................................   6,016      605,210
    Yum! Brands, Inc.......................................  13,515    1,221,891
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          165,760,959
                                                                    ------------
CONSUMER STAPLES -- (6.9%)
    Altria Group, Inc...................................... 103,210    6,712,778
    Archer-Daniels-Midland Co..............................  38,533    1,820,684
    Brown-Forman Corp., Class A............................   3,116      144,489
    Brown-Forman Corp., Class B............................  15,929      738,150
    Bunge, Ltd.............................................  12,181      752,786
#   Campbell Soup Co.......................................  20,074      750,968
    Church & Dwight Co., Inc...............................  15,429      916,020
    Clorox Co. (The).......................................   6,421      953,197
    Coca-Cola Co. (The).................................... 201,253    9,635,994
    Colgate-Palmolive Co...................................  35,605    2,120,278
    Conagra Brands, Inc....................................  45,047    1,603,651

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U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER STAPLES -- (Continued)
    Constellation Brands, Inc., Class A....................   9,045 $  1,802,035
    Costco Wholesale Corp..................................  20,658    4,723,039
#   Coty, Inc., Class A....................................  59,414      626,818
    Estee Lauder Cos., Inc. (The), Class A.................  11,053    1,519,124
    General Mills, Inc.....................................  40,490    1,773,462
#*  Herbalife Nutrition, Ltd...............................  13,926      741,699
    Hershey Co. (The)......................................   7,971      854,093
#   Hormel Foods Corp......................................  41,836    1,825,723
    Ingredion, Inc.........................................   9,163      927,112
    JM Smucker Co. (The)...................................   7,526      815,216
    Kellogg Co.............................................  19,503    1,277,056
    Keurig Dr Pepper, Inc..................................  11,341      294,866
    Kimberly-Clark Corp....................................  19,465    2,030,200
    Kraft Heinz Co. (The)..................................  22,604    1,242,542
    Kroger Co. (The)....................................... 104,520    3,110,515
    Lamb Weston Holdings, Inc..............................   5,445      425,581
    McCormick & Co., Inc. Non-Voting.......................   9,439    1,359,216
    Molson Coors Brewing Co., Class B......................  23,694    1,516,416
    Mondelez International, Inc., Class A..................  56,348    2,365,489
*   Monster Beverage Corp..................................  15,315      809,398
#*  National Beverage Corp.................................   2,084      192,666
    PepsiCo, Inc...........................................  77,946    8,759,571
    Philip Morris International, Inc.......................  60,871    5,360,909
*   Pilgrim's Pride Corp...................................  12,114      213,933
*   Post Holdings, Inc.....................................  10,947      967,934
    Procter & Gamble Co. (The)............................. 149,126   13,224,494
    Seaboard Corp..........................................       4       15,460
    Sysco Corp.............................................  26,567    1,895,024
    Tyson Foods, Inc., Class A.............................  24,077    1,442,694
*   US Foods Holding Corp..................................  27,063      789,428
    Walgreens Boots Alliance, Inc..........................  43,537    3,472,946
    Walmart, Inc........................................... 103,570   10,386,000
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................          102,909,654
                                                                    ------------
ENERGY -- (5.3%)
    Anadarko Petroleum Corp................................  28,958    1,540,566
#*  Antero Resources Corp..................................  31,198      495,736
    Apache Corp............................................  41,123    1,555,683
    Baker Hughes a GE Co...................................  16,914      451,435
#   Cabot Oil & Gas Corp...................................  23,895      578,976
#*  Centennial Resource Development, Inc., Class A.........  26,274      503,410
*   Cheniere Energy, Inc...................................  14,942      902,646
    Chevron Corp...........................................  74,314    8,297,158
    Cimarex Energy Co......................................  14,932    1,186,646
*   Concho Resources, Inc..................................  13,372    1,859,912
    ConocoPhillips.........................................  59,958    4,191,064
*   Continental Resources, Inc.............................  13,005      685,103
#   Core Laboratories NV...................................   4,123      351,445
    Devon Energy Corp......................................  49,296    1,597,190
#   Diamondback Energy, Inc................................   8,401      943,936
*   Energen Corp...........................................   7,275      523,582
    EOG Resources, Inc.....................................  33,611    3,540,583
#   EQT Corp...............................................  11,423      388,039
    Exxon Mobil Corp....................................... 195,115   15,546,763
    Halliburton Co.........................................  41,122    1,426,111
    Helmerich & Payne, Inc.................................  10,315      642,521
    Hess Corp..............................................  24,744    1,420,306
    HollyFrontier Corp.....................................  20,728    1,397,896
    Kinder Morgan, Inc.....................................  76,572    1,303,255

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
                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
    Marathon Oil Corp......................................  78,713 $ 1,494,760
    Marathon Petroleum Corp................................  62,356   4,392,980
    Murphy Oil Corp........................................  21,912     698,116
    National Oilwell Varco, Inc............................  29,165   1,073,272
*   Newfield Exploration Co................................  36,430     735,886
    Noble Energy, Inc......................................  45,168   1,122,425
    Occidental Petroleum Corp..............................  48,894   3,279,321
    ONEOK, Inc.............................................  22,902   1,502,371
*   Parsley Energy, Inc., Class A..........................  23,753     556,295
    PBF Energy, Inc., Class A..............................  23,297     974,980
    Peabody Energy Corp....................................  17,712     627,890
    Phillips 66............................................  17,096   1,757,811
    Pioneer Natural Resources Co...........................   6,997   1,030,448
    Schlumberger, Ltd......................................  56,642   2,906,301
    Targa Resources Corp...................................  17,155     886,399
    TechnipFMC P.L.C.......................................  35,290     928,127
#*  Transocean, Ltd........................................  35,624     392,220
    Valero Energy Corp.....................................  23,140   2,107,823
    Williams Cos., Inc. (The)..............................  50,017   1,216,914
*   WPX Energy, Inc........................................  39,626     635,601
                                                                    -----------
TOTAL ENERGY...............................................          79,649,902
                                                                    -----------
FINANCIALS -- (13.3%)
    Affiliated Managers Group, Inc.........................   5,787     657,750
    Aflac, Inc.............................................  29,864   1,286,242
    Alleghany Corp.........................................   1,120     672,762
    Allstate Corp. (The)...................................  19,232   1,840,887
    Ally Financial, Inc....................................  44,349   1,126,908
    American Express Co....................................  52,182   5,360,657
    American Financial Group, Inc..........................   8,054     805,642
    American International Group, Inc......................  34,276   1,415,256
    Ameriprise Financial, Inc..............................  17,199   2,188,401
    Aon P.L.C..............................................  11,772   1,838,551
*   Arch Capital Group, Ltd................................  28,615     811,808
    Arthur J Gallagher & Co................................  16,916   1,251,953
    Assurant, Inc..........................................   6,141     596,967
    Assured Guaranty, Ltd..................................   5,314     212,454
*   Athene Holding, Ltd., Class A..........................  12,144     555,224
    Axis Capital Holdings, Ltd.............................   6,782     378,368
    Bank of America Corp................................... 390,910  10,750,025
    Bank of New York Mellon Corp. (The)....................  37,167   1,759,114
    BB&T Corp..............................................  30,585   1,503,559
*   Berkshire Hathaway, Inc., Class B......................  73,291  15,045,176
    BGC Partners, Inc., Class A............................  32,300     342,057
    BlackRock, Inc.........................................   4,740   1,950,131
    BOK Financial Corp.....................................   5,528     473,915
*   Brighthouse Financial, Inc.............................   9,418     373,235
    Brown & Brown, Inc.....................................  34,271     965,757
    Capital One Financial Corp.............................  24,846   2,218,748
    Cboe Global Markets, Inc...............................   6,665     752,145
    Charles Schwab Corp. (The).............................  55,895   2,584,585
    Chubb, Ltd.............................................  17,200   2,148,452
    Cincinnati Financial Corp..............................  12,865   1,011,704
    CIT Group, Inc.........................................  12,370     586,091
    Citigroup, Inc.........................................  96,644   6,326,316
    Citizens Financial Group, Inc..........................  35,870   1,339,744
    CME Group, Inc.........................................  13,042   2,389,816
    CNA Financial Corp.....................................   1,453      63,017
    Comerica, Inc..........................................  17,778   1,449,974

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
    FINANCIALS -- (Continued)..............................
    Commerce Bancshares, Inc...............................  14,411 $   916,540
*   Credit Acceptance Corp.................................   2,229     946,032
#   Cullen/Frost Bankers, Inc..............................   6,375     624,240
    Discover Financial Services............................  35,966   2,505,751
*   E*TRADE Financial Corp.................................  26,910   1,329,892
    East West Bancorp, Inc.................................  18,641     977,534
    Eaton Vance Corp.......................................  12,663     570,468
    Erie Indemnity Co., Class A............................   3,753     486,727
    Everest Re Group, Ltd..................................   3,444     750,310
    FactSet Research Systems, Inc..........................   3,883     868,860
    Fidelity National Financial, Inc.......................  25,940     867,693
    Fifth Third Bancorp....................................  60,716   1,638,725
    First American Financial Corp..........................  12,557     556,652
    First Citizens BancShares, Inc., Class A...............     967     412,551
#   First Horizon National Corp............................  33,676     543,531
    First Republic Bank....................................  14,811   1,347,653
    Franklin Resources, Inc................................  36,451   1,111,756
    Goldman Sachs Group, Inc. (The)........................  18,902   4,259,944
    Hanover Insurance Group, Inc. (The)....................   4,500     501,210
    Hartford Financial Services Group, Inc. (The)..........  37,565   1,706,202
    Huntington Bancshares, Inc............................. 108,404   1,553,429
    Interactive Brokers Group, Inc., Class A...............  10,802     533,727
    Intercontinental Exchange, Inc.........................  21,601   1,664,141
    Invesco, Ltd...........................................  35,665     774,287
    Janus Henderson Group P.L.C............................  19,642     482,604
    Jefferies Financial Group, Inc.........................  32,287     693,202
    JPMorgan Chase & Co.................................... 184,913  20,159,215
    KeyCorp................................................  71,079   1,290,795
    Lazard, Ltd., Class A..................................  12,455     494,962
    Lincoln National Corp..................................  16,053     966,230
    Loews Corp.............................................  23,998   1,117,347
    LPL Financial Holdings, Inc............................  15,543     957,449
    M&T Bank Corp..........................................   9,653   1,596,703
*   Markel Corp............................................     981   1,072,468
    MarketAxess Holdings, Inc..............................   2,646     554,787
    Marsh & McLennan Cos., Inc.............................  29,654   2,513,176
    MetLife, Inc...........................................  33,931   1,397,618
    Moody's Corp...........................................   8,253   1,200,646
    Morgan Stanley.........................................  66,525   3,037,531
    Morningstar, Inc.......................................   3,914     488,467
    MSCI, Inc..............................................   4,620     694,756
    Nasdaq, Inc............................................  16,670   1,445,456
#   New York Community Bancorp, Inc........................  45,728     438,074
    Northern Trust Corp....................................  19,725   1,855,531
    Old Republic International Corp........................  31,888     703,130
    PacWest Bancorp........................................  12,279     498,773
    People's United Financial, Inc.........................  34,788     544,780
    Pinnacle Financial Partners, Inc.......................   3,644     190,581
    PNC Financial Services Group, Inc. (The)...............  18,690   2,401,478
    Principal Financial Group, Inc.........................  27,313   1,285,623
    Progressive Corp. (The)................................  32,836   2,288,669
#   Prosperity Bancshares, Inc.............................   5,293     344,204
    Prudential Financial, Inc..............................  15,851   1,486,507
    Raymond James Financial, Inc...........................  14,044   1,077,034
    Regions Financial Corp.................................  78,766   1,336,659
    Reinsurance Group of America, Inc......................   5,908     841,122
    RenaissanceRe Holdings, Ltd............................   3,160     386,026
    S&P Global, Inc........................................  13,903   2,534,795
    Santander Consumer USA Holdings, Inc...................  39,158     734,213

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CONTINUED


                                                       Shares     Value+
                                                       ------- ------------
    FINANCIALS -- (Continued)
        SEI Investments Co............................   8,131 $    434,602
        Signature Bank................................   4,598      505,320
    *   SLM Corp......................................  50,744      514,544
        State Street Corp.............................  14,708    1,011,175
        Sterling Bancorp..............................  10,893      195,856
        SunTrust Banks, Inc...........................  17,858    1,118,982
    *   SVB Financial Group...........................   5,022    1,191,369
        Synchrony Financial...........................  60,305    1,741,608
        Synovus Financial Corp........................  14,225      534,291
        T Rowe Price Group, Inc.......................  24,072    2,334,743
        TD Ameritrade Holding Corp....................  12,092      625,398
        Torchmark Corp................................   8,195      693,789
        Travelers Cos., Inc. (The)....................  17,373    2,173,883
        U.S. Bancorp..................................  86,841    4,539,179
        Umpqua Holdings Corp..........................  19,307      370,694
        Unum Group....................................  16,609      602,242
        Voya Financial, Inc...........................  14,642      640,734
        Webster Financial Corp........................   9,355      550,448
        Wells Fargo & Co.............................. 245,966   13,092,770
    *   Western Alliance Bancorp......................  13,892      670,150
        Willis Towers Watson P.L.C....................   8,684    1,243,201
        Wintrust Financial Corp.......................   4,100      312,174
        WR Berkley Corp...............................  11,495      872,471
        Zions Bancorp NA..............................  15,603      734,121
                                                               ------------
    TOTAL FINANCIALS                                            198,295,601
                                                               ------------
    HEALTHCARE -- (14.0%)
        Abbott Laboratories...........................  63,305    4,364,247
        AbbVie, Inc...................................  90,253    7,026,196
    *   ABIOMED, Inc..................................   2,102      717,202
        Aetna, Inc....................................  16,727    3,318,637
        Agilent Technologies, Inc.....................  18,632    1,207,167
    #*  Agios Pharmaceuticals, Inc....................     286       18,035
    *   Alexion Pharmaceuticals, Inc..................  11,354    1,272,443
    *   Align Technology, Inc.........................   3,239      716,467
    #*  Alkermes P.L.C................................   6,868      280,420
        Allergan P.L.C................................  12,851    2,030,587
    *   Alnylam Pharmaceuticals, Inc..................   4,846      389,764
        AmerisourceBergen Corp........................  17,586    1,547,568
        Amgen, Inc....................................  43,564    8,398,704
    #*  Amneal Pharmaceuticals, Inc...................  13,200      243,540
        Anthem, Inc...................................  14,016    3,862,389
    *   athenahealth, Inc.............................   3,422      436,442
        Baxter International, Inc.....................  24,219    1,513,930
        Becton Dickinson and Co.......................  10,046    2,315,603
    *   Biogen, Inc...................................  12,629    3,842,626
    *   BioMarin Pharmaceutical, Inc..................   7,614      701,782
    *   Bio-Rad Laboratories, Inc., Class A...........   2,575      702,589
        Bio-Techne Corp...............................   3,574      599,431
    #*  Bluebird Bio, Inc.............................   2,685      307,970
    *   Boston Scientific Corp........................  64,241    2,321,670
        Bristol-Myers Squibb Co.......................  70,325    3,554,225
        Bruker Corp...................................  12,751      399,489
        Cardinal Health, Inc..........................  27,409    1,386,895
    *   Catalent, Inc.................................  20,709      835,401
    *   Celgene Corp..................................  33,904    2,427,526
    *   Centene Corp..................................  16,288    2,122,652
    *   Cerner Corp...................................  22,374    1,281,583
    *   Charles River Laboratories International, Inc.   5,310      646,864

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
                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
    Chemed Corp............................................     712 $   216,683
    Cigna Corp.............................................  13,931   2,978,587
    Cooper Cos., Inc. (The)................................   2,624     677,805
    CVS Health Corp........................................  64,124   4,641,936
    Danaher Corp...........................................  23,051   2,291,269
*   DaVita, Inc............................................  22,149   1,491,514
    DENTSPLY SIRONA, Inc...................................  16,438     569,248
*   DexCom, Inc............................................   2,218     294,484
*   Edwards Lifesciences Corp..............................  10,332   1,525,003
    Eli Lilly & Co.........................................  42,062   4,561,203
    Encompass Health Corp..................................  15,754   1,060,244
#*  Exact Sciences Corp....................................   5,004     355,534
*   Exelixis, Inc..........................................  13,065     181,212
*   Express Scripts Holding Co.............................  40,912   3,967,237
*   FibroGen, Inc..........................................   1,911      81,925
    Gilead Sciences, Inc...................................  95,391   6,503,758
*   Globus Medical, Inc., Class A..........................   4,900     258,965
*   Haemonetics Corp.......................................   3,600     376,092
    HCA Healthcare, Inc....................................  11,512   1,537,197
*   HealthEquity, Inc......................................   3,571     327,818
#*  Henry Schein, Inc......................................  12,000     996,000
    Hill-Rom Holdings, Inc.................................   7,504     630,936
*   Hologic, Inc...........................................  34,482   1,344,453
    Humana, Inc............................................   8,153   2,612,303
*   ICU Medical, Inc.......................................   1,592     405,530
*   IDEXX Laboratories, Inc................................   4,202     891,328
*   Illumina, Inc..........................................   6,100   1,898,015
*   Incyte Corp............................................   4,413     286,051
*   Inogen, Inc............................................     900     170,613
#*  Insulet Corp...........................................   2,222     196,003
*   Integra LifeSciences Holdings Corp.....................   5,200     278,564
*   Intuitive Surgical, Inc................................   3,707   1,932,014
#*  Ionis Pharmaceuticals, Inc.............................   6,953     344,521
*   IQVIA Holdings, Inc....................................  17,450   2,145,128
*   Jazz Pharmaceuticals P.L.C.............................   5,995     952,126
    Johnson & Johnson...................................... 151,793  21,249,502
*   Laboratory Corp. of America Holdings...................  11,397   1,829,788
#*  Ligand Pharmaceuticals, Inc............................     768     126,574
*   LivaNova P.L.C.........................................   4,500     503,955
#*  Loxo Oncology, Inc.....................................     968     147,775
*   Masimo Corp............................................   4,034     466,330
    McKesson Corp..........................................  15,916   1,985,680
*   MEDNAX, Inc............................................   2,075      85,677
    Medtronic P.L.C........................................  57,457   5,160,788
    Merck & Co., Inc....................................... 137,957  10,155,015
*   Mettler-Toledo International, Inc......................   1,086     593,847
#*  Molina Healthcare, Inc.................................   5,200     659,204
*   Mylan NV...............................................  45,938   1,435,563
*   Nektar Therapeutics....................................   3,232     125,014
*   Neurocrine Biosciences, Inc............................   3,123     334,629
#*  Penumbra, Inc..........................................     642      87,312
#   PerkinElmer, Inc.......................................   8,157     705,417
#   Perrigo Co. P.L.C......................................  10,733     754,530
    Pfizer, Inc............................................ 367,312  15,816,455
*   PRA Health Sciences, Inc...............................   5,288     512,249
*   Premier, Inc., Class A.................................   6,532     293,940
    Quest Diagnostics, Inc.................................  14,307   1,346,432
*   Regeneron Pharmaceuticals, Inc.........................   2,737     928,500
    ResMed, Inc............................................   7,123     754,468

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
                                                            Shares    Value+
                                                            ------ ------------
HEALTHCARE -- (Continued)
#*  Sage Therapeutics, Inc.................................  1,502 $    193,277
#*  Sarepta Therapeutics, Inc..............................  2,572      344,031
#*  Seattle Genetics, Inc..................................  4,496      252,360
    STERIS P.L.C...........................................  6,362      695,430
    Stryker Corp........................................... 17,191    2,788,724
*   Syneos Health, Inc.....................................  7,418      338,483
    Teleflex, Inc..........................................  2,675      643,980
    Thermo Fisher Scientific, Inc.......................... 20,936    4,891,696
*   United Therapeutics Corp...............................  7,373      817,371
    UnitedHealth Group, Inc................................ 50,895   13,301,408
    Universal Health Services, Inc., Class B...............  9,359    1,137,680
*   Varian Medical Systems, Inc............................  5,123      611,533
*   Veeva Systems, Inc., Class A...........................  3,349      305,931
*   Vertex Pharmaceuticals, Inc............................  6,534    1,107,252
*   Waters Corp............................................  3,358      636,979
*   WellCare Health Plans, Inc.............................  4,550    1,255,755
    West Pharmaceutical Services, Inc......................  6,470      685,302
    Zimmer Biomet Holdings, Inc............................ 13,518    1,535,510
    Zoetis, Inc............................................ 27,447    2,474,347
                                                                   ------------
TOTAL HEALTHCARE...........................................         209,847,036
                                                                   ------------
INDUSTRIALS -- (11.4%)
    3M Co.................................................. 32,179    6,122,377
#   Acuity Brands, Inc.....................................  2,891      363,225
*   AECOM.................................................. 14,921      434,798
    AGCO Corp..............................................  9,721      544,765
    Air Lease Corp.........................................  3,866      147,295
    Alaska Air Group, Inc.................................. 18,611    1,143,088
    Allegion P.L.C.........................................  7,338      629,087
    Allison Transmission Holdings, Inc..................... 20,055      884,024
    Altra Industrial Motion Corp...........................  1,475       47,598
    AMERCO.................................................  2,651      865,499
#   American Airlines Group, Inc........................... 24,478      858,688
    AMETEK, Inc............................................ 19,258    1,291,827
    AO Smith Corp.......................................... 11,317      515,263
    Arconic, Inc........................................... 33,825      687,662
    Boeing Co. (The)....................................... 30,391   10,784,550
    BWX Technologies, Inc.................................. 11,266      658,610
    Carlisle Cos., Inc.....................................  7,637      737,658
    Caterpillar, Inc....................................... 34,271    4,157,758
    CH Robinson Worldwide, Inc.............................  9,837      875,788
    Cintas Corp............................................  6,260    1,138,506
*   Copart, Inc............................................ 13,786      674,273
*   CoStar Group, Inc......................................  1,766      638,268
    Crane Co...............................................  7,238      629,996
    CSX Corp............................................... 54,131    3,727,461
    Cummins, Inc........................................... 12,000    1,640,280
    Curtiss-Wright Corp....................................  5,905      646,361
    Deere & Co............................................. 17,613    2,385,505
    Delta Air Lines, Inc................................... 56,878    3,112,933
    Donaldson Co., Inc..................................... 14,272      731,868
    Dover Corp............................................. 16,466    1,364,043
    Dun & Bradstreet Corp. (The)...........................  1,564      222,526
    Eaton Corp. P.L.C...................................... 23,317    1,671,129
    EMCOR Group, Inc.......................................    351       24,914
    Emerson Electric Co.................................... 34,521    2,343,286
    Equifax, Inc........................................... 10,387    1,053,657
    Expeditors International of Washington, Inc............ 15,211    1,021,875
#   Fastenal Co............................................ 21,049    1,082,129
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
                                                             Shares    Value+
                                                             ------- ----------
     INDUSTRIALS -- (Continued).............................
     FedEx Corp.............................................  18,113 $3,991,018
 #   Flowserve Corp.........................................  15,948    732,013
     Fluor Corp.............................................  15,728    689,830
     Fortive Corp...........................................  12,995    964,879
     Fortune Brands Home & Security, Inc....................  18,995    851,546
 *   Gardner Denver Holdings, Inc...........................  12,521    338,818
     General Dynamics Corp..................................  14,282  2,464,788
     General Electric Co.................................... 307,516  3,105,912
 *   Genesee & Wyoming, Inc., Class A.......................   3,735    295,924
     Graco, Inc.............................................  18,396    747,430
     Harris Corp............................................  10,415  1,548,815
 *   HD Supply Holdings, Inc................................  21,120    793,478
 #   HEICO Corp.............................................   4,651    389,893
     HEICO Corp., Class A...................................   5,312    354,098
     Hexcel Corp............................................  11,443    669,644
     Honeywell International, Inc...........................  45,305  6,561,070
     Hubbell, Inc...........................................   7,208    733,054
     Huntington Ingalls Industries, Inc.....................   4,579  1,000,420
     IDEX Corp..............................................   5,385    682,926
     Illinois Tool Works, Inc...............................  16,807  2,144,069
     Ingersoll-Rand P.L.C...................................  23,926  2,295,460
     ITT, Inc...............................................   2,579    130,240
     Jacobs Engineering Group, Inc..........................  10,241    768,997
     JB Hunt Transport Services, Inc........................   7,383    816,634
 *   JetBlue Airways Corp...................................  49,243    823,835
     Johnson Controls International P.L.C...................  44,454  1,421,194
     Kansas City Southern...................................  10,726  1,093,623
     KAR Auction Services, Inc..............................  17,363    988,649
 *   Kirby Corp.............................................   4,648    334,377
 #   Knight-Swift Transportation Holdings, Inc..............  13,084    418,688
     L3 Technologies, Inc...................................   6,564  1,243,681
     Lennox International, Inc..............................   3,232    681,597
     Lincoln Electric Holdings, Inc.........................   7,018    567,826
     Lockheed Martin Corp...................................  13,932  4,093,918
     ManpowerGroup, Inc.....................................   7,544    575,532
     Masco Corp.............................................  12,493    374,790
     Middleby Corp. (The)...................................   5,971    670,543
     MSC Industrial Direct Co., Inc., Class A...............   4,263    345,559
     Nielsen Holdings P.L.C.................................  39,412  1,023,924
     Nordson Corp...........................................   6,647    815,388
     Norfolk Southern Corp..................................  17,326  2,907,823
     Northrop Grumman Corp..................................   8,457  2,215,311
     nVent Electric P.L.C...................................  14,173    346,105
     Old Dominion Freight Line, Inc.........................   7,082    923,634
     Oshkosh Corp...........................................   3,048    171,115
     Owens Corning..........................................  13,581    641,974
     PACCAR, Inc............................................  39,782  2,275,928
     Parker-Hannifin Corp...................................  12,427  1,884,306
     Pentair P.L.C..........................................  23,394    939,269
 *   Quanta Services, Inc...................................  12,353    385,414
     Raytheon Co............................................  16,396  2,869,956
     Republic Services, Inc.................................  31,879  2,316,966
 *   Resideo Technologies, Inc..............................   7,551    158,945
     Robert Half International, Inc.........................  11,607    702,572
     Rockwell Automation, Inc...............................   6,539  1,077,169
     Rockwell Collins, Inc..................................  15,554  1,991,223
     Rollins, Inc...........................................   7,570    448,144
     Roper Technologies, Inc................................   4,334  1,226,089
 *   Sensata Technologies Holding P.L.C.....................  21,596  1,012,852
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
                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
    Snap-on, Inc...........................................   7,010 $  1,079,119
    Southwest Airlines Co..................................  40,384    1,982,854
    Spirit AeroSystems Holdings, Inc., Class A.............  11,011      925,034
    Stanley Black & Decker, Inc............................  12,446    1,450,208
*   Stericycle, Inc........................................   7,263      362,932
*   Teledyne Technologies, Inc.............................   4,033      892,422
    Textron, Inc...........................................  27,397    1,469,301
#   Toro Co. (The).........................................  11,834      666,609
*   TransDigm Group, Inc...................................   2,297      758,584
    TransUnion.............................................  10,255      674,266
    Trinity Industries, Inc................................  13,401      382,599
    Union Pacific Corp.....................................  46,648    6,820,871
*   United Continental Holdings, Inc.......................  45,965    3,930,467
    United Parcel Service, Inc., Class B...................  38,309    4,081,441
*   United Rentals, Inc....................................   8,789    1,055,295
    United Technologies Corp...............................  46,145    5,731,670
*   USG Corp...............................................  16,488      696,123
*   Verisk Analytics, Inc..................................  10,712    1,283,726
*   WABCO Holdings, Inc....................................   4,014      431,304
#   Wabtec Corp............................................   6,945      569,629
    Waste Management, Inc..................................  27,101    2,424,726
    Watsco, Inc............................................   3,839      568,863
    Woodward, Inc..........................................   5,001      368,274
#   WW Grainger, Inc.......................................   3,082      875,196
*   XPO Logistics, Inc.....................................  14,827    1,325,237
    Xylem, Inc.............................................  13,711      899,167
                                                                    ------------
TOTAL INDUSTRIALS..........................................          170,603,362
                                                                    ------------
INFORMATION TECHNOLOGY -- (20.2%)
    Accenture P.L.C., Class A..............................  36,715    5,787,018
*   Adobe, Inc.............................................  20,432    5,021,368
*   Advanced Micro Devices, Inc............................  43,107      784,978
*   Akamai Technologies, Inc...............................  17,788    1,285,183
    Alliance Data Systems Corp.............................   4,590      946,366
    Amdocs, Ltd............................................  13,815      874,075
    Amphenol Corp., Class A................................  15,293    1,368,723
    Analog Devices, Inc....................................  18,039    1,510,045
*   ANSYS, Inc.............................................   4,634      693,015
    Apple, Inc............................................. 282,000   61,718,520
    Applied Materials, Inc.................................  54,514    1,792,420
*   Arista Networks, Inc...................................   3,380      778,583
*   ARRIS International P.L.C..............................  14,373      357,457
*   Arrow Electronics, Inc.................................  10,514      711,903
*   Aspen Technology, Inc..................................   6,103      518,084
*   Atlassian Corp. P.L.C., Class A........................   2,100      159,411
*   Autodesk, Inc..........................................   7,990    1,032,707
    Automatic Data Processing, Inc.........................  24,431    3,520,018
    Avnet, Inc.............................................  11,573      463,730
*   Black Knight, Inc......................................  12,084      589,337
    Booz Allen Hamilton Holding Corp.......................  15,922      788,776
    Broadcom, Inc..........................................  23,056    5,152,785
    Broadridge Financial Solutions, Inc....................   7,098      830,040
    CA, Inc................................................  43,990    1,951,396
*   Cadence Design Systems, Inc............................  14,129      629,730
    CDK Global, Inc........................................  10,435      597,299
    CDW Corp...............................................   8,526      767,425
    Cisco Systems, Inc..................................... 258,975   11,848,106
*   Citrix Systems, Inc....................................  10,015    1,026,237
    Cognex Corp............................................   8,918      382,047
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
                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Cognizant Technology Solutions Corp., Class A..........  31,056 $ 2,143,796
#*  Coherent, Inc..........................................      49       6,034
*   CommScope Holding Co., Inc.............................  17,008     409,212
    Corning, Inc...........................................  64,759   2,069,050
#   Cypress Semiconductor Corp.............................  38,014     491,901
*   Dell Technologies, Inc., Class V.......................   7,981     721,403
    Dolby Laboratories, Inc., Class A......................   7,287     501,418
    DXC Technology Co......................................  28,644   2,086,143
*   EchoStar Corp., Class A................................   2,718     110,215
    Entegris, Inc..........................................     673      17,861
*   EPAM Systems, Inc......................................   4,665     557,328
*   Euronet Worldwide, Inc.................................   5,262     585,029
*   F5 Networks, Inc.......................................   4,028     706,028
*   Fair Isaac Corp........................................   3,223     621,104
    Fidelity National Information Services, Inc............  20,277   2,110,836
*   First Data Corp., Class A..............................  30,504     571,645
*   First Solar, Inc.......................................   8,159     341,046
*   Fiserv, Inc............................................  23,871   1,892,970
*   FleetCor Technologies, Inc.............................   7,204   1,441,016
*   Flex, Ltd..............................................  74,773     587,716
    FLIR Systems, Inc......................................  15,067     697,753
*   Fortinet, Inc..........................................   5,892     484,205
*   Gartner, Inc...........................................   2,948     434,889
    Genpact, Ltd...........................................  22,481     616,204
    Global Payments, Inc...................................  10,307   1,177,369
*   GoDaddy, Inc., Class A.................................   6,640     485,849
*   Guidewire Software, Inc................................   5,108     454,459
    Hewlett Packard Enterprise Co..........................  84,243   1,284,706
    HP, Inc................................................  70,728   1,707,374
#*  HubSpot, Inc...........................................     343      46,528
*   Integrated Device Technology, Inc......................   4,355     203,858
    Intel Corp............................................. 309,228  14,496,609
    International Business Machines Corp...................  50,382   5,815,594
    Intuit, Inc............................................  12,973   2,737,303
#*  IPG Photonics Corp.....................................   4,029     538,073
    Jack Henry & Associates, Inc...........................   4,202     629,586
    Juniper Networks, Inc..................................  36,357   1,064,169
*   Keysight Technologies, Inc.............................  15,926     909,056
    KLA-Tencor Corp........................................   8,561     783,674
    Lam Research Corp......................................  12,718   1,802,522
    Leidos Holdings, Inc...................................  16,751   1,085,130
    Littelfuse, Inc........................................   2,900     525,364
    Marvell Technology Group, Ltd..........................  34,668     568,902
    Mastercard, Inc., Class A..............................  52,075  10,293,665
    Maxim Integrated Products, Inc.........................  16,316     816,126
#   Microchip Technology, Inc..............................  16,615   1,092,935
*   Micron Technology, Inc.................................  94,070   3,548,320
    Microsoft Corp......................................... 373,443  39,887,447
    MKS Instruments, Inc...................................   3,085     227,334
    Monolithic Power Systems, Inc..........................   2,332     275,456
    Motorola Solutions, Inc................................   6,018     737,566
    National Instruments Corp..............................  10,804     529,072
    NetApp, Inc............................................  18,942   1,486,758
*   New Relic, Inc.........................................   1,843     164,488
*   Nuance Communications, Inc.............................  14,334     249,268
*   Nutanix, Inc., Class A.................................   5,393     223,863
    NVIDIA Corp............................................  30,501   6,430,526
#*  Okta, Inc..............................................   3,084     179,982
*   ON Semiconductor Corp..................................  51,379     873,443

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
                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Oracle Corp............................................ 160,665 $  7,846,879
*   Palo Alto Networks, Inc................................   2,695      493,293
    Paychex, Inc...........................................  17,448    1,142,670
*   Paycom Software, Inc...................................   5,800      726,160
*   PayPal Holdings, Inc...................................  44,681    3,761,693
#*  Proofpoint, Inc........................................   2,604      236,834
*   PTC, Inc...............................................   4,107      338,458
*   Pure Storage, Inc., Class A............................   7,928      159,987
*   Qorvo, Inc.............................................   9,617      706,946
#   QUALCOMM, Inc..........................................  82,129    5,165,093
*   RealPage, Inc..........................................   6,800      360,400
*   Red Hat, Inc...........................................   7,570    1,299,315
*   RingCentral, Inc., Class A.............................   3,051      237,154
    Sabre Corp.............................................  34,374      847,319
*   salesforce.com, Inc....................................  19,221    2,637,890
#   Seagate Technology P.L.C...............................  15,655      629,801
*   ServiceNow, Inc........................................   4,605      833,689
    Skyworks Solutions, Inc................................  18,874    1,637,508
*   Splunk, Inc............................................   3,553      354,732
*   Square, Inc., Class A..................................   8,013      588,555
    SS&C Technologies Holdings, Inc........................  20,820    1,065,151
    Symantec Corp..........................................  30,255      549,128
*   Synopsys, Inc..........................................   7,642      684,188
#*  Tableau Software, Inc., Class A........................   4,049      431,947
    TE Connectivity, Ltd...................................  21,871    1,649,511
*   Teradata Corp..........................................   2,775      101,010
#   Teradyne, Inc..........................................  18,716      644,766
    Texas Instruments, Inc.................................  54,653    5,073,438
    Total System Services, Inc.............................  11,714    1,067,731
*   Trimble, Inc...........................................  19,986      747,077
#*  Twilio, Inc., Class A..................................   3,527      265,301
*   Tyler Technologies, Inc................................   2,175      460,361
#   Ubiquiti Networks, Inc.................................   6,668      620,724
*   Ultimate Software Group, Inc. (The)....................   1,290      343,953
#   Universal Display Corp.................................   3,173      390,311
*   VeriSign, Inc..........................................   4,812      685,902
#   Visa, Inc., Class A....................................  88,002   12,131,076
*   VMware, Inc., Class A..................................   3,388      479,029
    Western Digital Corp...................................  17,544      755,620
    Western Union Co. (The)................................  32,515      586,571
*   WEX, Inc...............................................   5,242      922,382
*   Workday, Inc., Class A.................................   3,648      485,257
*   Worldpay, Inc., Class A................................  13,357    1,226,707
    Xerox Corp.............................................  21,897      610,269
    Xilinx, Inc............................................  12,560    1,072,247
*   Zebra Technologies Corp., Class A......................   5,850      972,855
*   Zendesk, Inc...........................................   5,265      289,417
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          301,740,263
                                                                    ------------
MATERIALS -- (3.2%)
    Air Products & Chemicals, Inc..........................  11,055    1,706,339
#   Albemarle Corp.........................................  10,064      998,550
*   Alcoa Corp.............................................  30,605    1,070,869
    AptarGroup, Inc........................................   6,535      666,309
    Ashland Global Holdings, Inc...........................   4,447      328,989
    Avery Dennison Corp....................................   9,969      904,388
*   Axalta Coating Systems, Ltd............................  24,139      595,750
#   Ball Corp..............................................  34,281    1,535,789
    Bemis Co., Inc.........................................   9,164      419,436

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
                                                            Shares    Value+
                                                            ------- -----------
MATERIALS -- (Continued)
*   Berry Global Group, Inc................................   9,047 $   394,630
    Celanese Corp..........................................  15,156   1,469,223
    CF Industries Holdings, Inc............................  26,047   1,251,037
    Chemours Co. (The).....................................  13,241     437,085
#*  Crown Holdings, Inc....................................  16,248     687,128
    DowDuPont, Inc.........................................  92,953   5,012,026
    Eastman Chemical Co....................................  18,083   1,416,803
    Ecolab, Inc............................................  14,671   2,246,864
    FMC Corp...............................................   9,747     761,046
    Freeport-McMoRan, Inc.................................. 142,290   1,657,678
    Huntsman Corp..........................................  37,766     826,320
#   International Flavors & Fragrances, Inc................   3,606     521,644
    International Paper Co.................................  36,889   1,673,285
#   Linde P.L.C............................................  10,509   1,738,924
    LyondellBasell Industries NV, Class A..................  20,401   1,821,197
#   Martin Marietta Materials, Inc.........................   5,774     988,971
    Mosaic Co. (The).......................................  31,605     977,859
    NewMarket Corp.........................................   1,046     403,714
    Newmont Mining Corp....................................  47,801   1,478,007
    Nucor Corp.............................................  30,996   1,832,483
    Packaging Corp. of America.............................   9,358     859,158
    PPG Industries, Inc....................................  14,869   1,562,583
    Reliance Steel & Aluminum Co...........................   9,384     740,585
    Royal Gold, Inc........................................   4,974     381,158
    RPM International, Inc.................................  14,080     861,274
    Sealed Air Corp........................................   9,244     299,136
    Sherwin-Williams Co. (The).............................   4,554   1,791,862
    Sonoco Products Co.....................................  16,028     874,808
    Southern Copper Corp...................................   5,514     211,407
    Steel Dynamics, Inc....................................  26,881   1,064,488
#   United States Steel Corp...............................  25,920     687,658
    Vulcan Materials Co....................................  12,049   1,218,636
    Westlake Chemical Corp.................................   8,446     602,200
    WestRock Co............................................  20,098     863,611
    WR Grace & Co..........................................   4,189     271,405
                                                                    -----------

TOTAL MATERIALS............................................          48,112,312
                                                                    -----------
REAL ESTATE -- (0.1%)
*   CBRE Group, Inc., Class A..............................  30,392   1,224,494
*   Howard Hughes Corp. (The)..............................   3,954     440,950
    Jones Lang LaSalle, Inc................................   4,863     643,180
                                                                    -----------
TOTAL REAL ESTATE..........................................           2,308,624
                                                                    -----------
UTILITIES -- (2.3%)
    AES Corp...............................................  46,539     678,539
    Alliant Energy Corp....................................  10,900     468,482
    Ameren Corp............................................  10,767     695,333
    American Electric Power Co., Inc.......................  20,549   1,507,475
    American Water Works Co., Inc..........................   6,460     571,904
    Aqua America, Inc......................................  13,073     425,265
    Atmos Energy Corp......................................   5,244     488,111
    Avangrid, Inc..........................................   4,361     205,011
    CenterPoint Energy, Inc................................  19,176     517,944
    CMS Energy Corp........................................  12,885     638,065
    Consolidated Edison, Inc...............................  14,216   1,080,416
#   Dominion Energy, Inc...................................  26,098   1,863,919
    DTE Energy Co..........................................   7,837     880,879
    Duke Energy Corp.......................................  26,960   2,227,705

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


                                                               Shares       Value+
                                                              --------- --------------
UTILITIES -- (Continued)
      Edison International...................................    13,093 $      908,523
      Entergy Corp...........................................     7,969        668,998
      Evergy, Inc............................................    14,005        784,140
      Eversource Energy......................................    11,859        750,200
      Exelon Corp............................................    40,914      1,792,442
#     FirstEnergy Corp.......................................    20,009        745,935
      MDU Resources Group, Inc...............................    19,717        492,136
#     National Fuel Gas Co...................................     3,665        198,973
      NextEra Energy, Inc....................................    20,146      3,475,185
      NiSource, Inc..........................................    26,205        664,559
      NRG Energy, Inc........................................    19,755        714,933
      OGE Energy Corp........................................    14,062        508,341
      PG&E Corp..............................................    19,430        909,518
      Pinnacle West Capital Corp.............................     7,133        586,689
      PPL Corp...............................................    25,992        790,157
      Public Service Enterprise Group, Inc...................    20,893      1,116,313
      SCANA Corp.............................................     5,182        207,539
#     Sempra Energy..........................................     9,107      1,002,863
      Southern Co. (The).....................................    36,923      1,662,643
      UGI Corp...............................................    10,282        545,563
      Vectren Corp...........................................     3,815        272,887
*     Vistra Energy Corp.....................................    41,994        950,324
      WEC Energy Group, Inc..................................    12,887        881,471
      Xcel Energy, Inc.......................................    21,688      1,062,929
                                                                        --------------
TOTAL UTILITIES..............................................               33,942,309
                                                                        --------------
TOTAL COMMON STOCKS..........................................            1,452,431,035
                                                                        --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government
        Money Market Fund 2.090%............................. 2,938,825      2,938,825
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S)  DFA Short Term Investment Fund......................... 3,494,037     40,426,010
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,186,810,035)                     $1,495,795,870
                                                                        ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   Investments in Securities (Market Value)
                                                   -----------------------------------------
                                                     Level 1    Level 2 Level 3    Total
                                                   ------------ ------- ------- ------------
Common Stocks
  Communication Services.......................... $139,261,013   --      --    $139,261,013
  Consumer Discretionary..........................  165,760,959   --      --     165,760,959
  Consumer Staples................................  102,909,654   --      --     102,909,654
  Energy..........................................   79,649,902   --      --      79,649,902
  Financials......................................  198,295,601   --      --     198,295,601
  Healthcare......................................  209,847,036   --      --     209,847,036
  Industrials.....................................  170,603,362   --      --     170,603,362
  Information Technology..........................  301,740,263   --      --     301,740,263
  Materials.......................................   48,112,312   --      --      48,112,312
  Real Estate.....................................    2,308,624   --      --       2,308,624
  Utilities.......................................   33,942,309   --      --      33,942,309

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


                                              Investments in Securities (Market Value)
                                         --------------------------------------------------
                                             Level 1       Level 2   Level 3     Total
                                         --------------- ----------- ------- --------------
Temporary Cash Investments.............. $     2,938,825          --   --    $    2,938,825
Securities Lending Collateral...........              -- $40,426,010   --        40,426,010
                                         --------------- -----------   --    --------------
TOTAL................................... $1,455,369,860  $40,426,010   --    $1,495,795,870
                                         =============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value+
                                                            --------- -----------
COMMON STOCKS -- (87.7%)
COMMUNICATION SERVICES -- (2.6%)
    A.H. Belo Corp., Class A...............................   211,727 $   967,592
*   Alaska Communications Systems Group, Inc...............   292,890     427,619
#   AMC Entertainment Holdings, Inc., Class A..............   287,425   5,535,805
    ATN International, Inc.................................   139,347  11,773,428
*   Ballantyne Strong, Inc.................................   125,592     507,392
    Beasley Broadcast Group, Inc., Class A.................   101,419     676,465
#*  Cars.com, Inc..........................................   630,032  16,450,136
#*  Cincinnati Bell, Inc...................................     8,875     125,936
#   Cinemark Holdings, Inc.................................   217,015   9,021,314
#   Consolidated Communications Holdings, Inc..............   758,328   9,494,267
*   DHI Group, Inc.........................................    54,271      90,633
    Emerald Expositions Events, Inc........................     6,719      98,232
*   Emmis Communications Corp., Class A....................    14,447      61,544
#   Entercom Communications Corp., Class A.................   709,899   4,607,245
    Entravision Communications Corp., Class A..............   550,120   2,717,593
#*  Eros International P.L.C...............................    30,155     300,947
#   EW Scripps Co. (The), Class A..........................   634,139  10,666,218
#*  Fluent, Inc............................................     2,871       6,948
#   Frontier Communications Corp...........................   135,806     653,227
#   Gannett Co., Inc....................................... 1,264,580  12,266,426
#*  Global Eagle Entertainment, Inc........................    15,367      39,954
#*  Gray Television, Inc...................................   709,129  12,275,023
*   Harte-Hanks, Inc.......................................    32,597     178,632
#*  Hemisphere Media Group, Inc............................    56,188     756,852
    IDT Corp., Class B.....................................    54,439     383,251
*   IMAX Corp..............................................   186,175   3,604,348
*   Insignia Systems, Inc..................................     9,134      15,710
#*  Iridium Communications, Inc............................   394,865   7,822,276
    John Wiley & Sons, Inc., Class A.......................   162,445   8,811,017
#*  Liberty Latin America, Ltd., Class A...................   162,411   2,920,150
*   Liberty Latin America, Ltd., Class C...................   363,588   6,548,220
*   Liberty TripAdvisor Holdings, Inc., Class A............   328,989   4,744,021
#   Lions Gate Entertainment Corp., Class A................   535,689  10,263,801
    Lions Gate Entertainment Corp., Class B................   437,898   7,790,205
    Marchex, Inc., Class B.................................    90,516     249,824
    Marcus Corp. (The).....................................   123,473   4,817,916
#*  McClatchy Co. (The), Class A...........................    22,317     171,491
#*  Meet Group, Inc. (The)................................. 1,291,957   5,697,530
#   Meredith Corp..........................................   348,020  17,943,911
    New Media Investment Group, Inc........................   348,878   4,901,736
    News Corp., Class A....................................   762,597  10,058,654
#   News Corp., Class B....................................   218,848   2,919,432
#   Nexstar Media Group, Inc., Class A.....................   320,401  23,994,831
#*  pdvWireless, Inc.......................................       985      39,893
*   Reading International, Inc., Class A...................   146,602   2,128,661
    Saga Communications, Inc., Class A.....................    20,113     704,760
    Salem Media Group, Inc.................................    80,085     236,251
    Scholastic Corp........................................   226,977   9,846,262
    Sinclair Broadcast Group, Inc., Class A................   176,763   5,062,492
    Spok Holdings, Inc.....................................   177,616   2,490,176
    TEGNA, Inc.............................................   661,426   7,632,856
    Telephone & Data Systems, Inc..........................   887,406  27,358,727
    Townsquare Media, Inc., Class A........................    92,996     641,672
    Tribune Media Co., Class A.............................    52,266   1,986,631
*   Tribune Publishing Co..................................     6,654     100,409
*   United States Cellular Corp............................   240,848  11,505,309

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
COMMUNICATION SERVICES -- (Continued)
#*  Urban One, Inc.........................................   270,859 $    631,101
*   XO Group, Inc..........................................   183,460    6,349,551
*   Zedge, Inc., Class B...................................    17,667       34,274
*   Zynga, Inc., Class A................................... 2,304,182    8,387,222
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            308,493,999
                                                                      ------------
CONSUMER DISCRETIONARY -- (11.3%)
*   1-800-Flowers.com, Inc., Class A.......................   486,858    5,087,666
    Aaron's, Inc...........................................   473,416   22,312,096
#   Abercrombie & Fitch Co., Class A.......................   687,078   13,535,437
#   Acushnet Holdings Corp.................................    24,050      587,542
#   Adient P.L.C...........................................   482,389   14,674,273
#*  Adtalem Global Education, Inc..........................   541,575   27,419,942
    AMCON Distributing Co..................................       850       70,508
#*  American Axle & Manufacturing Holdings, Inc............ 1,272,899   19,309,878
#   American Eagle Outfitters, Inc......................... 1,381,695   31,861,887
*   American Outdoor Brands Corp...........................   875,106   11,971,450
*   American Public Education, Inc.........................   182,099    5,960,100
*   America's Car-Mart, Inc................................    99,127    7,424,612
    Ark Restaurants Corp...................................    18,042      423,265
#*  Ascena Retail Group, Inc...............................   879,756    3,387,061
#*  Ascent Capital Group, Inc., Class A....................   148,945      142,987
#*  At Home Group, Inc.....................................    17,217      470,713
#*  AutoNation, Inc........................................   886,733   35,894,952
#*  Barnes & Noble Education, Inc..........................   324,567    1,853,278
#   Barnes & Noble, Inc....................................   930,960    5,892,977
    Bassett Furniture Industries, Inc......................    86,059    1,699,665
    BBX Capital Corp.......................................    95,845      560,693
*   Beazer Homes USA, Inc..................................    57,448      506,117
#   Bed Bath & Beyond, Inc.................................   320,804    4,407,847
#*  Belmond, Ltd., Class A.................................   820,921   14,054,168
#   Big 5 Sporting Goods Corp..............................    30,819      108,175
#   Big Lots, Inc..........................................    96,779    4,018,264
*   Biglari Holdings, Inc., Class A........................       430      322,500
*   Biglari Holdings, Inc., Class B........................     6,951      990,518
#   BJ's Restaurants, Inc..................................   164,848   10,085,401
#*  Bojangles', Inc........................................   193,837    3,064,563
#*  Boot Barn Holdings, Inc................................   223,178    5,508,033
    BorgWarner, Inc........................................   240,407    9,474,440
    Bowl America, Inc., Class A............................    14,256      219,186
    Boyd Gaming Corp.......................................    50,714    1,346,964
*   Bridgepoint Education, Inc.............................   243,119    2,333,942
    Buckle, Inc. (The).....................................       600       12,240
*   Build-A-Bear Workshop, Inc.............................   171,062    1,464,291
    Caleres, Inc...........................................   434,916   14,874,127
#   Callaway Golf Co....................................... 1,074,867   23,002,154
*   Cambium Learning Group, Inc............................    45,207      650,077
*   Career Education Corp..................................   135,368    1,946,592
#   Carriage Services, Inc.................................   186,946    3,563,191
*   Carrols Restaurant Group, Inc..........................   247,244    3,253,731
    Cato Corp. (The), Class A..............................   205,631    3,964,566
*   Cavco Industries, Inc..................................    71,436   14,330,776
*   Century Casinos, Inc...................................     7,889       49,227
#*  Century Communities, Inc...............................   269,331    5,715,204
#   Chico's FAS, Inc....................................... 1,603,656   12,300,042
#*  Christopher & Banks Corp...............................    18,567       10,398
#*  Chuy's Holdings, Inc...................................   162,417    3,958,102
    Citi Trends, Inc.......................................   133,900    3,391,687
    Clarus Corp............................................     1,859       18,218

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Conn's, Inc............................................   100,646 $ 2,795,946
#*  Container Store Group, Inc. (The)......................    23,760     140,422
#   Cooper Tire & Rubber Co................................   759,774  23,469,419
*   Cooper-Standard Holdings, Inc..........................   166,819  15,455,780
    Core-Mark Holding Co., Inc.............................   328,861  12,631,551
#*  Crocs, Inc.............................................   774,401  15,906,197
    CSS Industries, Inc....................................    25,496     335,017
    Culp, Inc..............................................    75,480   1,747,362
    Dana, Inc..............................................   296,090   4,610,121
#*  DavidsTea, Inc.........................................     2,280       5,130
#*  Deckers Outdoor Corp...................................   194,952  24,792,046
*   Del Frisco's Restaurant Group, Inc.....................    28,190     190,283
*   Del Taco Restaurants, Inc..............................   472,222   5,147,220
*   Delta Apparel, Inc.....................................    34,139     651,031
#*  Destination Maternity Corp.............................    82,722     413,610
#*  Destination XL Group, Inc..............................   165,973     507,877
#   Dick's Sporting Goods, Inc.............................   720,308  25,477,294
#   Dillard's, Inc., Class A...............................   274,611  19,338,107
#   Dine Brands Global, Inc................................    23,243   1,883,613
#*  Dixie Group, Inc. (The)................................     7,482       9,353
    Dover Motorsports, Inc.................................    17,605      37,851
    DSW, Inc., Class A.....................................   803,439  21,331,305
#*  El Pollo Loco Holdings, Inc............................   221,350   2,769,088
#*  Eldorado Resorts, Inc..................................    29,899   1,091,314
*   Emerson Radio Corp.....................................    86,891     125,123
    Escalade, Inc..........................................    11,439     133,836
    Ethan Allen Interiors, Inc.............................   449,137   8,596,482
#*  EVINE Live, Inc........................................    30,486      31,401
#*  Express, Inc...........................................   911,405   8,029,478
#*  Fiesta Restaurant Group, Inc...........................   308,003   7,949,557
    Flanigan's Enterprises, Inc............................     2,074      57,035
    Flexsteel Industries, Inc..............................    51,511   1,309,410
#   Foot Locker, Inc.......................................   448,503  21,142,431
#*  Fossil Group, Inc......................................   154,142   3,346,423
#*  Francesca's Holdings Corp..............................   858,957   2,611,229
#*  FTD Cos., Inc..........................................     7,109      14,076
#   GameStop Corp., Class A................................   347,106   5,067,748
    Gaming Partners International Corp.....................    13,313     115,690
#*  GCI Liberty, Inc., Class A.............................    83,539   3,953,901
#*  Genesco, Inc...........................................   265,168  11,346,539
    Gentex Corp............................................   924,088  19,452,052
#*  Gentherm, Inc..........................................    64,333   2,807,492
#*  G-III Apparel Group, Ltd...............................   504,095  20,093,227
    Goodyear Tire & Rubber Co. (The)....................... 1,521,992  32,053,152
    Graham Holdings Co., Class B...........................    47,735  27,736,422
*   Green Brick Partners, Inc..............................    96,025     902,635
#   Group 1 Automotive, Inc................................   171,611   9,908,819
#   Guess?, Inc............................................   673,400  14,303,016
#*  Habit Restaurants, Inc. (The), Class A.................   142,574   1,810,690
#   Hamilton Beach Brands Holding Co., Class A.............    74,192   1,722,738
#   Harley-Davidson, Inc...................................    16,458     629,025
    Haverty Furniture Cos., Inc............................   128,064   2,597,138
    Haverty Furniture Cos., Inc., Class A..................       844      17,112
#*  Helen of Troy, Ltd.....................................   191,770  23,802,492
#*  Hibbett Sports, Inc....................................   421,239   7,359,045
    Hooker Furniture Corp..................................    90,272   2,642,261
#*  Horizon Global Corp....................................   215,658   1,209,841
*   Houghton Mifflin Harcourt Co........................... 1,931,870  12,943,529
#*  Iconix Brand Group, Inc................................    17,372       3,469

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   International Game Technology P.L.C....................   586,157 $10,873,212
*   J Alexander's Holdings, Inc............................    43,072     454,410
*   J. Jill, Inc...........................................    45,986     232,229
#*  JAKKS Pacific, Inc.....................................     4,060       9,785
#*  JC Penney Co., Inc.....................................     5,291       7,778
    Johnson Outdoors, Inc., Class A........................    41,964   3,160,309
*   K12, Inc...............................................   395,016   8,457,293
    KB Home................................................   196,598   3,926,062
#*  Kirkland's, Inc........................................   158,964   1,607,126
#*  Lakeland Industries, Inc...............................    56,298     739,756
#*  Lands' End, Inc........................................    10,569     172,380
#*  Laureate Education, Inc., Class A......................   120,407   1,792,860
    La-Z-Boy, Inc..........................................   569,255  15,825,289
    LCI Industries.........................................     4,186     290,299
*   Leaf Group, Ltd........................................   127,542   1,115,992
#*  LGI Homes, Inc.........................................    38,288   1,638,344
#   Libbey, Inc............................................   164,209   1,238,136
*   Liberty Expedia Holdings, Inc., Class A................   253,255  10,996,332
#   Liberty Tax, Inc.......................................    38,369     414,385
    Lifetime Brands, Inc...................................    59,263     613,372
*   Lincoln Educational Services Corp......................    11,206      24,989
#*  Liquidity Services, Inc................................   300,703   1,786,176
#   Lithia Motors, Inc., Class A...........................   164,553  14,658,381
*   Luby's, Inc............................................   118,805     163,951
#*  M/I Homes, Inc.........................................   154,973   3,745,697
*   MarineMax, Inc.........................................   236,598   5,384,970
    Marriott Vacations Worldwide Corp......................   255,050  22,569,374
#   MDC Holdings, Inc......................................   372,138  10,457,078
#*  Meritage Homes Corp....................................   267,052   9,947,687
*   Modine Manufacturing Co................................   410,439   5,339,811
#*  Monarch Casino & Resort, Inc...........................    13,813     535,530
#   Monro, Inc.............................................    82,915   6,168,876
#*  Motorcar Parts of America, Inc.........................   268,027   5,676,812
    Movado Group, Inc......................................    96,220   3,705,432
#*  Murphy USA, Inc........................................    21,791   1,757,008
*   Nautilus, Inc..........................................   225,058   2,752,459
#*  New Home Co., Inc. (The)...............................    45,832     326,782
#*  New York & Co., Inc....................................   359,574   1,423,913
#   Newell Brands, Inc.....................................   439,382   6,977,386
    Office Depot, Inc......................................   430,886   1,103,068
#   Oxford Industries, Inc.................................    42,083   3,744,545
    P&F Industries, Inc., Class A..........................     1,458      11,620
#*  Party City Holdco, Inc.................................   107,605   1,126,624
#   Peak Resorts, Inc......................................     2,100      10,815
#   Penske Automotive Group, Inc...........................   643,943  28,578,190
*   Playa Hotels & Resorts NV..............................     8,967      77,027
#*  Potbelly Corp..........................................   308,137   3,599,040
#   PulteGroup, Inc........................................ 1,288,087  31,648,298
    RCI Hospitality Holdings, Inc..........................    69,237   1,812,625
*   Red Lion Hotels Corp...................................   182,223   1,991,697
#*  Red Robin Gourmet Burgers, Inc.........................   182,230   5,503,346
*   Regis Corp.............................................   389,144   6,553,185
    Rocky Brands, Inc......................................    47,189   1,355,268
#*  Sequential Brands Group, Inc...........................    13,331      17,464
*   Shiloh Industries, Inc.................................   288,182   2,619,574
#   Shoe Carnival, Inc.....................................   109,362   4,454,314
#   Signet Jewelers, Ltd...................................   517,940  29,030,537
*   Skechers U.S.A., Inc., Class A.........................    69,076   1,973,501
#   skyline Champion Corp..................................    16,833     401,130

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#   Sonic Automotive, Inc., Class A........................   350,784 $    6,356,206
    Speedway Motorsports, Inc..............................   220,992      3,432,006
#   Stage Stores, Inc......................................     6,185         10,576
#   Standard Motor Products, Inc...........................   239,463     12,957,343
#*  Stein Mart, Inc........................................    80,602        150,726
    Steven Madden, Ltd.....................................    18,397        575,274
*   Stoneridge, Inc........................................   266,143      6,762,694
#   Strattec Security Corp.................................    26,168        881,862
    Superior Group of Cos, Inc.............................    58,351      1,014,724
#   Superior Industries International, Inc.................   407,538      4,006,099
*   Sypris Solutions, Inc..................................     7,617          9,445
*   Tandy Leather Factory, Inc.............................    74,640        537,408
*   Taylor Morrison Home Corp., Class A....................   999,848     16,537,486
    Tenneco, Inc., Class A.................................    48,393      1,666,171
#   Thor Industries, Inc...................................   127,832      8,902,220
#   Tile Shop Holdings, Inc................................   981,987      6,382,915
    Tilly's, Inc., Class A.................................   152,359      2,702,849
#   Toll Brothers, Inc..................................... 1,774,310     59,723,275
*   TopBuild Corp..........................................   187,598      8,558,221
    Tower International, Inc...............................   216,057      6,414,732
*   Trans World Entertainment Corp.........................    11,939         11,700
*   TravelCenters of America LLC...........................   144,736        674,470
#*  TRI Pointe Group, Inc.................................. 1,814,853     21,596,751
#*  Tuesday Morning Corp...................................   185,667        566,284
*   Unifi, Inc.............................................   136,599      3,126,751
#*  Universal Electronics, Inc.............................   104,321      3,262,118
*   Universal Technical Institute, Inc.....................    32,013         84,194
#*  Urban Outfitters, Inc..................................   475,508     18,763,546
#*  Vera Bradley, Inc......................................   549,242      7,244,502
*   Vista Outdoor, Inc.....................................   423,409      5,292,612
#*  Vitamin Shoppe, Inc....................................   147,716      1,147,753
*   VOXX International Corp................................   210,866      1,075,417
    Weyco Group, Inc.......................................    42,232      1,336,220
#   Whirlpool Corp.........................................    28,482      3,126,184
#*  William Lyon Homes, Class A............................    22,429        304,137
#   Winnebago Industries, Inc..............................   353,490      9,742,184
    Wolverine World Wide, Inc..............................   309,031     10,868,620
*   ZAGG, Inc..............................................   173,862      2,105,469
#*  Zoe's Kitchen, Inc.....................................    39,619        503,954
#*  Zumiez, Inc............................................   199,354      4,636,974
                                                                      --------------
TOTAL CONSUMER DISCRETIONARY...............................            1,331,678,775
                                                                      --------------
CONSUMER STAPLES -- (3.2%)
#   Alico, Inc.............................................    33,355      1,104,051
    Andersons, Inc. (The)..................................   224,013      8,064,468
#   B&G Foods, Inc.........................................    31,400        817,656
*   Bridgford Foods Corp...................................     1,432         24,272
    Bunge, Ltd.............................................   151,301      9,350,402
#   Cal-Maine Foods, Inc...................................    56,125      2,731,604
#   Casey's General Stores, Inc............................   108,591     13,694,411
*   CCA Industries, Inc....................................    20,184         56,313
#*  Central Garden & Pet Co................................    92,668      3,009,857
*   Central Garden & Pet Co., Class A......................   254,649      7,550,343
#*  Chefs' Warehouse, Inc. (The)...........................   189,365      6,368,345
#   Coty, Inc., Class A.................................... 1,090,428     11,504,015
#*  Craft Brew Alliance, Inc...............................   244,903      4,491,521
#*  Darling Ingredients, Inc............................... 1,486,935     30,720,077
#   Dean Foods Co..........................................   170,986      1,366,178
#*  Edgewell Personal Care Co..............................   343,672     16,489,383

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
CONSUMER STAPLES -- (Continued)
#*  Farmer Brothers Co.....................................   148,370 $  3,577,201
    Fresh Del Monte Produce, Inc...........................   348,531   11,511,979
#*  Hostess Brands, Inc....................................   598,662    6,226,085
    Ingles Markets, Inc., Class A..........................   119,732    3,943,972
    Ingredion, Inc.........................................   184,511   18,668,823
#   Inter Parfums, Inc.....................................   135,058    7,967,071
#   John B. Sanfilippo & Son, Inc..........................    73,385    4,627,658
*   Landec Corp............................................   163,878    2,243,490
*   Lifeway Foods, Inc.....................................   191,300      554,770
    Limoneira Co...........................................    51,032    1,257,939
    Mannatech, Inc.........................................     8,418      136,372
*   Natural Alternatives International, Inc................    42,078      398,899
#*  Natural Grocers by Vitamin Cottage, Inc................   149,229    2,704,029
    Natural Health Trends Corp.............................     3,000       68,220
*   Nature's Sunshine Products, Inc........................     4,308       38,126
    Oil-Dri Corp. of America...............................    33,043    1,022,020
#*  Orchids Paper Products Co..............................   182,361      284,483
*   Performance Food Group Co..............................   144,239    4,229,088
#*  Pilgrim's Pride Corp...................................   213,444    3,769,421
#*  Post Holdings, Inc.....................................   611,801   54,095,444
#   PriceSmart, Inc........................................    29,998    2,104,360
#*  Pyxus International, Inc...............................    69,042    1,639,057
#   Sanderson Farms, Inc...................................   229,560   22,586,408
#   Seaboard Corp..........................................     2,238    8,649,870
*   Seneca Foods Corp., Class A............................    61,074    1,931,771
*   Seneca Foods Corp., Class B............................       189        6,001
#*  Smart & Final Stores, Inc..............................   441,987    2,232,034
    SpartanNash Co.........................................   264,734    4,725,502
    Spectrum Brands Holdings, Inc..........................    27,016    1,754,689
#*  TreeHouse Foods, Inc...................................   548,176   24,974,899
#*  United Natural Foods, Inc..............................   189,147    4,110,164
    Universal Corp.........................................   233,911   15,873,200
*   US Foods Holding Corp.................................. 1,326,779   38,702,143
#   Village Super Market, Inc., Class A....................    57,627    1,419,929
#   Weis Markets, Inc......................................   138,006    6,368,977
                                                                      ------------
TOTAL CONSUMER STAPLES.....................................            381,746,990
                                                                      ------------
ENERGY -- (8.1%)
    Adams Resources & Energy, Inc..........................    25,853    1,048,339
#*  Alta Mesa Resources, Inc., Class A.....................   197,362      621,690
#*  Antero Resources Corp.................................. 1,953,712   31,044,484
#*  Approach Resources, Inc................................    43,300       72,311
#   Arch Coal, Inc., Class A...............................   169,837   16,287,368
    Archrock, Inc..........................................   619,659    6,357,701
#*  Ardmore Shipping Corp..................................   129,414      836,014
*   Aspen Aerogels, Inc....................................    34,371      123,048
*   Barnwell Industries, Inc...............................    21,188       34,960
#*  Basic Energy Services, Inc.............................     2,678       20,808
#*  Bonanza Creek Energy, Inc..............................   155,230    3,997,173
#*  Bristow Group, Inc.....................................   463,913    5,107,682
#*  Callon Petroleum Co.................................... 2,574,355   25,666,319
*   CARBO Ceramics, Inc....................................     2,150       10,385
#*  Centennial Resource Development, Inc., Class A.........   698,838   13,389,736
#   Cimarex Energy Co......................................    13,197    1,048,766
#*  Clean Energy Fuels Corp................................ 1,840,061    4,066,535
#*  Cloud Peak Energy, Inc.................................   162,672      278,169
#*  CNX Resources Corp..................................... 2,740,170   42,883,660
*   CONSOL Energy, Inc.....................................   251,879   10,034,859
#*  Contango Oil & Gas Co..................................   340,128    1,717,646

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
    CVR Energy, Inc........................................   147,439 $ 6,339,877
*   Dawson Geophysical Co..................................   304,482   1,708,144
#   Delek US Holdings, Inc.................................   648,830  23,825,038
*   Denbury Resources, Inc................................. 3,350,242  11,558,335
#   DHT Holdings, Inc...................................... 1,204,050   6,056,372
#*  Diamond Offshore Drilling, Inc.........................   117,506   1,666,235
*   Dorian LPG, Ltd........................................   259,845   2,065,768
#*  Dril-Quip, Inc.........................................   482,882  20,551,458
#*  Earthstone Energy, Inc., Class A.......................    12,730     104,768
#*  Eclipse Resources Corp................................. 1,389,454   1,583,978
#   EnLink Midstream LLC...................................   338,362   4,398,706
#   Ensco P.L.C., Class A.................................. 3,232,792  23,082,135
*   EP Energy Corp., Class A...............................     5,199       9,358
*   Era Group, Inc.........................................   106,301   1,203,327
*   Exterran Corp..........................................   213,307   4,455,983
#*  Extraction Oil & Gas, Inc..............................    30,563     244,198
#*  Forum Energy Technologies, Inc......................... 1,086,054   9,731,044
#*  Frank's International NV...............................   156,974   1,114,515
    GasLog, Ltd............................................   327,689   6,704,517
*   Geospace Technologies Corp.............................   239,441   3,048,084
#*  Goodrich Petroleum Corp................................     2,230      33,606
#   Green Plains, Inc......................................   427,042   7,276,796
    Gulf Island Fabrication, Inc...........................    77,536     659,056
#*  Gulfmark Offshore, Inc.................................     5,140     173,167
#*  Gulfport Energy Corp...................................   866,093   7,890,107
#*  Halcon Resources Corp..................................   456,370   1,515,148
    Hallador Energy Co.....................................    86,158     565,196
#*  Helix Energy Solutions Group, Inc...................... 1,360,737  11,593,479
#   Helmerich & Payne, Inc.................................   541,457  33,727,357
#*  HighPoint Resources Corp...............................   623,242   2,318,460
#*  Hornbeck Offshore Services, Inc........................     2,386       7,516
#*  Independence Contract Drilling, Inc....................   121,162     485,860
#*  International Seaways, Inc.............................   156,516   3,366,659
#*  Keane Group, Inc.......................................   234,639   2,949,412
*   KLX Energy Services Holdings, Inc......................   220,204   6,361,694
#*  Kosmos Energy, Ltd.....................................   979,255   6,355,365
#*  Laredo Petroleum, Inc..................................   650,516   3,408,704
#*  Lonestar Resources US, Inc., Class A...................    50,235     386,307
#   Mammoth Energy Services, Inc...........................    32,721     816,716
#*  Matador Resources Co...................................   245,271   7,073,616
*   Matrix Service Co......................................   249,710   5,076,604
#*  McDermott International, Inc........................... 1,691,388  13,074,429
*   Midstates Petroleum Co., Inc...........................    71,316     514,188
*   Mitcham Industries, Inc................................   115,408     461,632
#   Murphy Oil Corp........................................ 1,760,048  56,075,129
#   Nabors Industries, Ltd................................. 2,531,628  12,582,191
    NACCO Industries, Inc., Class A........................    42,716   1,475,411
*   Natural Gas Services Group, Inc........................    85,172   1,643,820
#*  NCS Multistage Holdings, Inc...........................    17,016     192,281
#*  Newpark Resources, Inc.................................   963,748   7,912,371
#*  Noble Corp. P.L.C...................................... 3,169,003  15,908,395
    Nordic American Offshore, Ltd..........................       123         103
#*  Oasis Petroleum, Inc................................... 2,269,872  22,834,912
#*  Oceaneering International, Inc......................... 1,297,418  24,573,097
#*  Oil States International, Inc..........................   412,537   9,187,199
*   Overseas Shipholding Group, Inc., Class A..............   299,309     939,830
#*  Pacific Ethanol, Inc...................................     6,939      11,380
    Panhandle Oil and Gas, Inc., Class A...................    76,410   1,359,334
#*  Par Pacific Holdings, Inc..............................    81,679   1,444,085

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
ENERGY -- (Continued)
#*  Parker Drilling Co.....................................    50,845 $    127,113
    Patterson-UTI Energy, Inc.............................. 2,023,306   33,667,812
#   PBF Energy, Inc., Class A.............................. 1,256,465   52,583,060
#*  PDC Energy, Inc........................................   395,742   16,799,248
#   Peabody Energy Corp....................................   924,294   32,766,222
#*  Penn Virginia Corp.....................................    71,605    4,924,992
#*  PHI, Inc. Non-Voting...................................    40,136      312,659
*   Pioneer Energy Services Corp...........................   819,941    2,435,225
*   PrimeEnergy Corp.......................................       248       19,344
*   Profire Energy, Inc....................................    31,100       70,908
#*  ProPetro Holding Corp..................................   205,270    3,623,016
*   QEP Resources, Inc..................................... 2,082,906   18,558,692
#   Range Resources Corp................................... 1,674,150   26,535,278
#*  Renewable Energy Group, Inc............................   438,110   13,616,459
#*  REX American Resources Corp............................    48,898    3,626,765
#*  RigNet, Inc............................................   161,422    2,760,316
#*  Ring Energy, Inc.......................................   135,174      963,791
#*  Rowan Cos. P.L.C., Class A............................. 1,072,621   17,065,400
#*  SandRidge Energy, Inc..................................    24,856      222,461
#   Scorpio Tankers, Inc................................... 1,123,537    2,011,131
#*  SEACOR Holdings, Inc...................................   158,838    7,622,636
#*  SEACOR Marine Holdings, Inc............................   169,179    3,092,592
#*  Select Energy Services, Inc., Class A..................   103,197      986,563
#   SemGroup Corp., Class A................................    24,490      452,820
#   Ship Finance International, Ltd........................   324,227    4,052,838
*   SilverBow Resources, Inc...............................    20,873      548,125
#   SM Energy Co...........................................   981,471   23,889,004
#*  Smart Sand, Inc........................................   181,565      502,935
#*  Southwestern Energy Co................................. 2,666,729   14,240,333
#*  SRC Energy, Inc........................................ 1,902,531   13,469,919
*   Superior Energy Services, Inc..........................   123,553      967,420
*   Talos Energy, Inc......................................    28,171      734,136
#   Teekay Corp............................................    28,347      187,941
#   Teekay Tankers, Ltd., Class A..........................    10,427       11,574
#*  TETRA Technologies, Inc................................ 1,339,756    3,979,075
#*  Tidewater, Inc.........................................    10,863      291,672
#*  Transocean, Ltd........................................ 1,195,342   13,160,715
*   Unit Corp..............................................   418,583    9,681,825
#   US Silica Holdings, Inc................................   124,352    1,740,928
#*  Whiting Petroleum Corp.................................   613,885   22,897,911
#*  WildHorse Resource Development Corp....................   160,604    3,406,411
    World Fuel Services Corp...............................   598,557   19,153,824
#*  WPX Energy, Inc........................................   796,247   12,771,802
                                                                      ------------
TOTAL ENERGY...............................................            956,862,996
                                                                      ------------
FINANCIALS -- (24.3%)
#   1st Constitution Bancorp...............................     1,062       21,474
    1st Source Corp........................................   185,114    8,624,461
#   Access National Corp...................................    46,343    1,203,528
*   Allegiance Bancshares, Inc.............................    41,557    1,608,671
    A-Mark Precious Metals, Inc............................    58,873      755,341
*   Ambac Financial Group, Inc.............................   252,781    5,202,233
    American Equity Investment Life Holding Co.............   721,155   22,514,459
#   American National Bankshares, Inc......................    47,431    1,711,785
    American National Insurance Co.........................   100,001   12,324,123
    American River Bankshares..............................    15,196      232,651
#   Ameris Bancorp.........................................    67,187    2,881,650
#   AMERISAFE, Inc.........................................     7,787      506,856
#   AmeriServ Financial, Inc...............................   107,748      456,852

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    AmTrust Financial Services, Inc........................   544,302 $ 7,805,291
*   Anchor Bancorp, Inc....................................     1,550      39,587
    Argo Group International Holdings, Ltd.................   236,287  14,557,642
    Arrow Financial Corp...................................    61,280   2,153,379
    Aspen Insurance Holdings, Ltd..........................   783,262  32,803,013
    Associated Banc-Corp................................... 1,656,459  38,396,720
    Assurant, Inc..........................................   594,672  57,808,065
    Assured Guaranty, Ltd.................................. 1,393,974  55,731,081
    Asta Funding, Inc......................................     7,105      27,141
*   Athene Holding, Ltd., Class A..........................   280,102  12,806,263
    Atlantic American Corp.................................       864       2,359
*   Atlantic Capital Bancshares, Inc.......................    78,150   1,177,720
*   Atlanticus Holdings Corp...............................    64,328     212,282
*   Atlas Financial Holdings, Inc..........................   101,465     975,079
    Auburn National Bancorporation, Inc....................       692      27,874
    Axis Capital Holdings, Ltd.............................   374,228  20,878,180
#*  Axos Financial, Inc....................................    70,089   2,127,902
#   Banc of California, Inc................................   282,153   4,500,340
    BancFirst Corp.........................................   117,885   6,764,241
#   Bancorp of New Jersey, Inc.............................       551       8,149
*   Bancorp, Inc. (The)....................................   677,112   7,109,676
#   BancorpSouth Bank......................................   380,085  10,908,439
    Bank of Commerce Holdings..............................    42,064     502,244
    Bank of Marin Bancorp..................................    35,631   3,028,279
#   Bank OZK...............................................   473,036  12,942,265
    BankFinancial Corp.....................................   116,939   1,651,179
    BankUnited, Inc........................................   426,070  14,102,917
    Bankwell Financial Group, Inc..........................    14,157     429,240
    Banner Corp............................................   281,635  16,284,136
#   Bar Harbor Bankshares..................................    27,357     699,518
*   Baycom Corp............................................     3,758      90,906
    BCB Bancorp, Inc.......................................    50,399     626,964
    Beneficial Bancorp, Inc................................   555,443   8,681,574
    Berkshire Hills Bancorp, Inc...........................   410,847  13,709,964
*   Blucora, Inc...........................................   302,397   8,745,321
#   Blue Capital Reinsurance Holdings, Ltd.................    32,632     254,856
    Blue Hills Bancorp, Inc................................    86,115   1,998,729
    BOK Financial Corp.....................................    72,425   6,208,995
    Boston Private Financial Holdings, Inc.................   820,163  11,072,200
#   Bridge Bancorp, Inc....................................   105,582   3,135,785
    Brookline Bancorp, Inc.................................   670,212  10,388,286
    Bryn Mawr Bank Corp....................................   153,189   6,118,369
*   BSB Bancorp, Inc.......................................    24,630     709,344
    C&F Financial Corp.....................................    15,117     733,930
#   Cadence BanCorp........................................    48,498   1,069,866
    California First National Bancorp......................     4,450      73,069
#   Cambridge Bancorp......................................       454      38,817
    Camden National Corp...................................    89,036   3,610,410
*   Cannae Holdings, Inc...................................   175,925   3,249,335
    Capital City Bank Group, Inc...........................    81,911   1,941,291
    Capitol Federal Financial, Inc......................... 1,627,017  20,191,281
    Capstar Financial Holdings, Inc........................       661       9,770
    Carolina Financial Corp................................    77,257   2,556,434
    CenterState Banks Corp.................................   216,960   5,332,877
    Central Pacific Financial Corp.........................   205,416   5,554,449
    Central Valley Community Bancorp.......................    21,161     428,299
    Century Bancorp, Inc., Class A.........................    14,877   1,117,560
#   Chemical Financial Corp................................   505,862  23,704,693
    Chemung Financial Corp.................................     2,131      92,635

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   CIT Group, Inc.........................................   700,495 $33,189,453
    Citizens & Northern Corp...............................    32,518     818,803
#   Citizens Community Bancorp, Inc........................     6,617      84,367
    Citizens Holding Co....................................     1,603      37,045
#*  Citizens, Inc..........................................    90,495     711,291
#   City Holding Co........................................    65,622   4,841,591
#   Civista Bancshares, Inc................................    20,859     483,094
    CNB Financial Corp.....................................    78,788   2,016,973
    CNO Financial Group, Inc............................... 1,174,038  22,189,318
#   Codorus Valley Bancorp, Inc............................    11,303     296,710
#   Columbia Banking System, Inc...........................   436,090  16,174,578
#   Community Bank System, Inc.............................   281,521  16,438,011
*   Community Bankers Trust Corp...........................     7,300      62,196
#   Community Financial Corp. (The)........................     1,101      33,195
    Community Trust Bancorp, Inc...........................   129,593   5,897,777
    Community West Bancshares..............................     5,040      55,642
    ConnectOne Bancorp, Inc................................   217,652   4,511,926
#*  Consumer Portfolio Services, Inc.......................   232,097     907,499
#*  Cowen, Inc.............................................   149,350   2,210,380
*   Customers Bancorp, Inc.................................   418,834   8,581,909
#   CVB Financial Corp.....................................   229,545   5,015,558
    Dime Community Bancshares, Inc.........................   404,195   6,515,623
    Donegal Group, Inc., Class A...........................   198,394   2,664,431
    Eagle Bancorp Montana, Inc.............................       600       9,870
*   Eagle Bancorp, Inc.....................................   123,478   6,071,413
*   eHealth, Inc...........................................     7,383     253,680
    EMC Insurance Group, Inc...............................   118,313   2,835,963
    Employers Holdings, Inc................................   314,147  14,438,196
#*  Encore Capital Group, Inc..............................   214,193   5,442,644
*   Enova International, Inc...............................   362,612   8,575,774
*   Enstar Group, Ltd......................................    75,639  13,736,042
*   Entegra Financial Corp.................................     1,632      37,030
    Enterprise Bancorp, Inc................................    24,687     799,365
    Enterprise Financial Services Corp.....................    27,118   1,178,277
*   Equity Bancshares, Inc., Class A.......................    59,955   2,163,776
#   ESSA Bancorp, Inc......................................    35,707     576,668
    Evans Bancorp, Inc.....................................    10,765     473,660
#*  EZCORP, Inc., Class A..................................   492,471   4,895,162
    Farmers National Banc Corp.............................   100,714   1,319,353
#   FB Financial Corp......................................    17,602     642,121
    FBL Financial Group, Inc., Class A.....................   153,033  10,556,216
*   FCB Financial Holdings, Inc., Class A..................   236,694   9,261,836
    Federal Agricultural Mortgage Corp., Class A...........       300      19,137
    Federal Agricultural Mortgage Corp., Class C...........    74,545   5,206,223
    FedNat Holding Co......................................   144,978   3,121,376
    Fidelity Southern Corp.................................   277,780   6,450,052
    Financial Institutions, Inc............................   140,598   4,014,073
*   First Acceptance Corp..................................    86,504      99,480
    First American Financial Corp..........................   156,655   6,944,516
    First Bancorp..........................................   143,325   5,287,259
*   First BanCorp.......................................... 1,920,340  17,724,738
    First Bancorp, Inc.....................................    63,746   1,820,586
    First Bancshares, Inc. (The)...........................    26,967     971,891
#   First Bank.............................................    14,765     175,408
    First Busey Corp.......................................   170,701   4,765,972
    First Business Financial Services, Inc.................    30,470     637,737
    First Citizens BancShares, Inc., Class A...............    38,268  16,326,277
#   First Commonwealth Financial Corp......................   794,506  10,725,831
    First Community Bankshares, Inc........................   113,791   3,929,203

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   First Community Corp...................................       463 $    10,117
    First Defiance Financial Corp..........................   145,141   3,950,738
#   First Financial Bancorp................................   834,717  21,844,544
    First Financial Corp...................................    42,280   1,938,961
    First Financial Northwest, Inc.........................    83,546   1,262,380
#*  First Foundation, Inc..................................   197,949   3,208,753
    First Hawaiian, Inc....................................    94,410   2,339,480
#   First Horizon National Corp............................ 1,058,233  17,079,881
    First Internet Bancorp.................................    44,881   1,156,583
    First Interstate BancSystem, Inc., Class A.............   359,545  14,906,736
    First Merchants Corp...................................   317,536  13,212,673
    First Mid-Illinois Bancshares, Inc.....................    20,130     750,446
    First Midwest Bancorp, Inc............................. 1,154,090  26,497,906
*   First Northwest Bancorp................................       600       8,760
    First of Long Island Corp. (The).......................    55,509   1,121,837
    First United Corp......................................     7,956     143,208
#*  Flagstar Bancorp, Inc..................................   496,158  15,276,705
    Flushing Financial Corp................................   242,434   5,500,827
#   FNB Corp............................................... 2,245,777  26,567,542
#*  Franklin Financial Network, Inc........................    97,579   3,307,928
    FS Bancorp, Inc........................................    13,771     621,623
    Fulton Financial Corp.................................. 1,710,457  27,384,417
#   GAIN Capital Holdings, Inc.............................   251,438   1,920,986
    GAMCO Investors, Inc., Class A.........................    10,505     215,565
*   Genworth Financial, Inc., Class A......................   548,416   2,347,220
#   German American Bancorp, Inc...........................    70,209   2,226,327
    Global Indemnity, Ltd..................................    87,816   3,143,813
    Great Southern Bancorp, Inc............................   112,549   6,094,528
#   Great Western Bancorp, Inc.............................   534,989  19,607,347
#   Green Bancorp, Inc.....................................   139,101   2,573,368
*   Green Dot Corp., Class A...............................   151,639  11,485,138
#   Greenhill & Co., Inc...................................   228,481   5,038,006
#*  Greenlight Capital Re, Ltd., Class A...................   115,017   1,333,047
    Guaranty Bancorp.......................................    70,441   1,832,875
    Guaranty Bancshares, Inc...............................     2,179      64,978
    Guaranty Federal Bancshares, Inc.......................       348       8,394
*   Hallmark Financial Services, Inc.......................   130,443   1,453,135
    Hancock Whitney Corp...................................   721,035  30,254,629
    Hanmi Financial Corp...................................   319,773   6,708,838
    Hanover Insurance Group, Inc. (The)....................   276,614  30,809,267
*   HarborOne Bancorp, Inc.................................    35,061     638,110
    Hawthorn Bancshares, Inc...............................       650      15,210
#   HCI Group, Inc.........................................    98,969   4,321,976
#   Heartland Financial USA, Inc...........................   151,998   8,077,174
    Heritage Commerce Corp.................................   314,018   4,556,401
#   Heritage Financial Corp................................   237,083   7,757,356
#   Heritage Insurance Holdings, Inc.......................   151,095   2,109,286
#   Hilltop Holdings, Inc..................................   734,484  14,616,232
    Hingham Institution for Savings........................     1,010     205,636
*   HMN Financial, Inc.....................................     4,634      94,951
    Home Bancorp, Inc......................................    18,509     735,548
#   Home BancShares, Inc...................................   142,878   2,720,397
*   HomeStreet, Inc........................................   258,958   6,727,729
*   HomeTrust Bancshares, Inc..............................    52,143   1,421,418
#   Hope Bancorp, Inc...................................... 1,608,175  23,286,374
    HopFed Bancorp, Inc....................................    13,170     202,159
    Horace Mann Educators Corp.............................   267,905  10,523,308
    Horizon Bancorp, inc...................................   263,677   4,419,227
#*  Howard Bancorp, Inc....................................    24,178     384,672

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    IBERIABANK Corp........................................   467,494 $34,823,628
*   Impac Mortgage Holdings, Inc...........................     3,100      16,089
    Independence Holding Co................................    13,968     505,781
#   Independent Bank Corp..................................   196,424  15,409,463
    Independent Bank Corp..................................    74,409   1,646,671
#   Independent Bank Group, Inc............................   187,215  10,841,621
    International Bancshares Corp..........................   734,311  28,417,836
*   INTL. FCStone, Inc.....................................   151,430   6,856,750
    Invesco, Ltd...........................................    64,462   1,399,470
    Investar Holding Corp..................................       532      13,880
    Investment Technology Group, Inc.......................   277,882   7,636,197
#   Investors Bancorp, Inc................................. 3,443,442  38,497,682
    Investors Title Co.....................................     7,980   1,452,360
#   James River Group Holdings, Ltd........................    81,119   3,123,081
#   Janus Henderson Group P.L.C............................ 1,198,068  29,436,531
    Kearny Financial Corp..................................   681,068   8,813,020
    Kemper Corp............................................   427,696  32,158,462
    Kentucky First Federal Bancorp.........................     2,420      19,118
    Kingstone Cos., Inc....................................    46,465     789,905
    Lake Shore Bancorp, Inc................................       406       6,293
    Lakeland Bancorp, Inc..................................   228,911   3,770,164
    Lakeland Financial Corp................................     4,518     194,410
    Landmark Bancorp, Inc..................................     1,296      35,316
    LCNB Corp..............................................     1,207      20,507
#   LegacyTexas Financial Group, Inc.......................   375,754  14,477,802
#   Legg Mason, Inc........................................ 1,178,698  33,262,858
#*  LendingClub Corp....................................... 1,137,530   3,674,222
#   Live Oak Bancshares, Inc...............................    66,297   1,219,865
    Macatawa Bank Corp.....................................   252,050   2,734,742
    Mackinac Financial Corp................................    28,040     437,424
#   Maiden Holdings, Ltd...................................   950,539   3,336,392
*   Malvern Bancorp, Inc...................................       500      10,155
#   Manning & Napier, Inc..................................   242,400     475,104
    Marlin Business Services Corp..........................    95,050   2,526,429
    MB Financial, Inc......................................   465,476  20,662,480
#*  MBIA, Inc..............................................   630,156   6,238,544
    MBT Financial Corp.....................................   118,527   1,352,393
    Mercantile Bank Corp...................................   102,307   3,249,270
#   Mercury General Corp...................................   329,602  19,548,695
    Meridian Bancorp, Inc..................................   298,175   4,723,092
    Meta Financial Group, Inc..............................   223,741   5,647,223
#   Midland States Bancorp, Inc............................    35,230     950,153
#   MidSouth Bancorp, Inc..................................    92,067   1,222,650
    MidWestOne Financial Group, Inc........................    28,440     819,356
#*  Mr Cooper Group, Inc...................................   156,796   2,271,974
    MutualFirst Financial, Inc.............................    30,583   1,086,002
    National Bank Holdings Corp., Class A..................   255,252   8,617,308
#   National Bankshares, Inc...............................     3,945     170,345
#*  National Commerce Corp.................................    41,719   1,547,775
#   National General Holdings Corp.........................   540,346  15,054,040
    National Security Group, Inc. (The)....................     2,423      34,528
#   National Western Life Group, Inc., Class A.............    18,320   4,933,210
    Navient Corp........................................... 2,548,039  29,506,292
    Navigators Group, Inc. (The)...........................   179,201  12,391,749
#   NBT Bancorp, Inc.......................................   291,172  10,624,866
    Nelnet, Inc., Class A..................................   288,921  16,263,363
#   New York Community Bancorp, Inc........................ 3,988,804  38,212,742
>>  NewStar Financial, Inc.................................   289,581      75,161
*   Nicholas Financial, Inc................................    44,982     512,795

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
*   Nicolet Bankshares, Inc................................    17,718 $   946,141
#*  NMI Holdings, Inc., Class A............................   411,235   8,693,508
#   Northeast Bancorp......................................    33,525     630,605
#   Northeast Community Bancorp, Inc.......................     9,687     123,025
#   Northfield Bancorp, Inc................................   418,956   5,517,651
    Northrim BanCorp, Inc..................................    54,485   2,072,065
#   Northwest Bancshares, Inc..............................   968,169  15,626,248
#   Norwood Financial Corp.................................     1,152      43,776
    OceanFirst Financial Corp..............................   204,246   5,171,509
#*  Ocwen Financial Corp...................................   513,972   1,798,902
    OFG Bancorp............................................   347,399   5,937,049
#   Ohio Valley Banc Corp..................................     2,740      95,736
    Old Line Bancshares, Inc...............................    39,695   1,188,468
#   Old National Bancorp................................... 1,622,148  28,955,342
    Old Republic International Corp........................ 2,053,698  45,284,041
#   Old Second Bancorp, Inc................................   295,376   4,200,247
*   On Deck Capital, Inc...................................   392,798   2,710,306
*   OneMain Holdings, Inc..................................   490,470  13,988,204
    Oppenheimer Holdings, Inc., Class A....................    60,715   1,867,593
#   Opus Bank..............................................   107,808   2,047,274
#   Oritani Financial Corp.................................   500,561   7,313,196
    Orrstown Financial Services, Inc.......................     3,767      76,319
#*  Pacific Premier Bancorp, Inc...........................   266,263   7,782,867
#   PacWest Bancorp........................................ 1,289,640  52,385,177
#   Park National Corp.....................................    11,564   1,056,950
    Parke Bancorp, Inc.....................................     2,676      52,824
    PCSB Financial Corp....................................       581      10,876
    Peapack Gladstone Financial Corp.......................   144,300   3,894,657
    Penns Woods Bancorp, Inc...............................    17,143     694,291
    Peoples Bancorp of North Carolina, Inc.................     4,395     122,357
    Peoples Bancorp, Inc...................................   149,483   5,116,803
    Peoples Financial Services Corp........................     1,885      80,320
#   People's United Financial, Inc......................... 3,892,331  60,953,903
    People's Utah Bancorp..................................    37,798   1,266,611
#   Pinnacle Financial Partners, Inc.......................   460,543  24,086,399
    Piper Jaffray Cos......................................    42,231   2,929,987
    Popular, Inc...........................................   813,041  42,286,262
#*  PRA Group, Inc.........................................   282,737   8,719,609
    Preferred Bank.........................................     4,276     219,829
    Premier Financial Bancorp, Inc.........................    46,273     820,883
#   ProAssurance Corp......................................   254,411  11,173,731
#   Prosperity Bancshares, Inc.............................   656,128  42,668,004
    Protective Insurance Corp., Class A....................       453       9,699
    Protective Insurance Corp., Class B....................    50,718   1,169,050
    Provident Financial Holdings, Inc......................    42,950     743,035
    Provident Financial Services, Inc......................   516,964  12,613,922
    Prudential Bancorp, Inc................................     9,448     169,781
    QCR Holdings, Inc......................................    95,411   3,475,823
#   Radian Group, Inc......................................   294,198   5,645,660
#   RBB Bancorp............................................     1,874      40,441
*   Regional Management Corp...............................   106,348   3,069,203
    Reinsurance Group of America, Inc......................    98,690  14,050,495
#   RenaissanceRe Holdings, Ltd............................   115,115  14,062,448
    Renasant Corp..........................................   424,638  14,811,373
    Republic Bancorp, Inc., Class A........................    47,066   2,111,851
#*  Republic First Bancorp, Inc............................    41,596     280,773
    Riverview Bancorp, Inc.................................   162,169   1,373,571
    S&T Bancorp, Inc.......................................   241,902   9,702,689
    Safety Insurance Group, Inc............................   141,194  11,758,636

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Sandy Spring Bancorp, Inc..............................   237,686 $ 8,449,737
    Santander Consumer USA Holdings, Inc................... 1,644,977  30,843,319
#   SB One Bancorp.........................................     4,264     102,890
*   Seacoast Banking Corp. of Florida......................   262,623   6,909,611
*   Security National Financial Corp., Class A.............    27,018     154,003
*   Select Bancorp, Inc....................................     2,100      25,872
    Selective Insurance Group, Inc.........................   323,792  20,997,911
    Shore Bancshares, Inc..................................    33,829     545,323
    SI Financial Group, Inc................................    17,345     229,648
    Sierra Bancorp.........................................   103,126   2,808,121
    Signature Bank.........................................   100,149  11,006,375
#   Simmons First National Corp., Class A..................   794,506  21,276,871
*   SmartFinancial, Inc....................................    10,977     223,272
#   South State Corp.......................................   222,116  15,030,590
*   Southern First Bancshares, Inc.........................    16,944     608,459
    Southern Missouri Bancorp, Inc.........................    15,768     530,909
    Southern National Bancorp of Virginia, Inc.............    34,861     526,750
#   Southside Bancshares, Inc..............................   137,469   4,355,018
    Southwest Georgia Financial Corp.......................     2,355      54,813
    State Auto Financial Corp..............................   177,520   5,643,361
    State Bank Financial Corp..............................   243,762   6,232,994
#   Sterling Bancorp....................................... 1,736,447  31,221,317
    Stewart Information Services Corp......................   199,438   8,232,801
    Stifel Financial Corp..................................   469,808  21,479,622
    Stock Yards Bancorp, Inc...............................    25,121     796,587
    Summit Financial Group, Inc............................    18,819     397,081
    Summit State Bank......................................     3,401      47,614
    Synovus Financial Corp.................................    48,918   1,837,360
    TCF Financial Corp..................................... 1,110,912  23,195,843
    Territorial Bancorp, Inc...............................    52,202   1,421,982
*   Third Point Reinsurance, Ltd...........................   385,254   4,260,909
    Timberland Bancorp, Inc................................    48,029   1,393,802
    Tiptree, Inc...........................................   253,914   1,495,553
    Tompkins Financial Corp................................    16,079   1,175,857
    Towne Bank.............................................   386,392  10,869,207
    TriCo Bancshares.......................................   164,314   5,918,590
#*  TriState Capital Holdings, Inc.........................   242,140   6,106,771
#*  Triumph Bancorp, Inc...................................   113,424   4,067,385
#   TrustCo Bank Corp. NY..................................   904,802   6,776,967
#   Trustmark Corp.........................................   879,358  27,084,226
    Two River Bancorp......................................     2,052      31,827
    UMB Financial Corp.....................................     9,826     627,390
    Umpqua Holdings Corp................................... 2,524,909  48,478,253
#   Union Bankshares Corp..................................   595,683  20,336,618
    United Bancshares, Inc.................................       466      10,136
#   United Bankshares, Inc.................................   600,254  19,910,425
    United Community Banks, Inc............................   530,786  13,200,648
    United Community Financial Corp........................   408,984   3,742,204
    United Financial Bancorp, Inc..........................   452,562   6,992,083
    United Fire Group, Inc.................................   141,737   7,629,703
#   United Insurance Holdings Corp.........................    69,977   1,379,946
    United Security Bancshares.............................     2,290      24,549
    Unity Bancorp, Inc.....................................    27,152     574,808
    Universal Insurance Holdings, Inc......................    22,045     925,449
    Univest Corp. of Pennsylvania..........................   198,193   4,946,897
    Unum Group............................................. 1,071,647  38,857,920
#   US Global Investors, Inc., Class A.....................    23,682      31,023
#   Valley National Bancorp................................ 2,284,060  22,794,919
#*  Veritex Holdings, Inc..................................   129,977   3,062,258

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
FINANCIALS -- (Continued)
*   Victory Capital Holdings, Inc., Class A................     3,323 $       25,919
#   Virtus Investment Partners, Inc........................    81,336      8,079,918
    Voya Financial, Inc....................................   263,395     11,526,165
#   Waddell & Reed Financial, Inc., Class A................   381,010      7,265,861
    Walker & Dunlop, Inc...................................   296,195     12,428,342
#   Washington Federal, Inc................................   681,522     19,191,660
    Washington Trust Bancorp, Inc..........................    24,925      1,279,899
    Waterstone Financial, Inc..............................   191,891      3,135,499
#   Webster Financial Corp.................................    43,069      2,534,180
    WesBanco, Inc..........................................   438,670     17,590,667
    West Bancorporation, Inc...............................    56,953      1,252,396
    Western New England Bancorp, Inc.......................   210,567      2,114,093
    Westwood Holdings Group, Inc...........................     5,400        228,690
#   White Mountains Insurance Group, Ltd...................    16,996     15,069,843
    Wintrust Financial Corp................................   216,300     16,469,082
#   WisdomTree Investments, Inc............................   348,289      2,706,206
#*  World Acceptance Corp..................................    71,109      7,216,852
    WSFS Financial Corp....................................   171,502      7,293,980
    WVS Financial Corp.....................................       111          1,499
                                                                      --------------
TOTAL FINANCIALS...........................................            2,871,953,496
                                                                      --------------
HEALTHCARE -- (5.2%)
#*  AAC Holdings, Inc......................................     9,197         50,675
#*  Acadia Healthcare Co., Inc.............................   771,827     32,030,820
    Aceto Corp.............................................   315,691        647,167
*   Achillion Pharmaceuticals, Inc......................... 1,235,318      3,533,009
#*  Acorda Therapeutics, Inc...............................   524,469     10,022,603
*   Addus HomeCare Corp....................................   159,997     10,479,803
#*  Adverum Biotechnologies, Inc...........................   314,828      1,322,278
#*  Allied Healthcare Products, Inc........................     1,298          2,804
*   Allscripts Healthcare Solutions, Inc................... 1,151,600     13,715,556
*   Alpine Immune Sciences, Inc............................     5,443         25,201
#*  AMAG Pharmaceuticals, Inc..............................    79,091      1,700,456
*   American Shared Hospital Services......................    12,364         38,947
#*  Amphastar Pharmaceuticals, Inc.........................   226,378      4,063,485
*   AngioDynamics, Inc.....................................   276,166      5,642,071
#*  Anika Therapeutics, Inc................................   100,758      3,603,106
#*  Applied Genetic Technologies Corp......................   117,037        734,992
#*  Aptevo Therapeutics, Inc...............................   198,188        667,894
#*  Aquinox Pharmaceuticals, Inc...........................    83,510        215,456
#*  Aravive, Inc...........................................     2,044         12,060
*   Ardelyx, Inc...........................................    43,590        119,872
#*  Assertio Therapeutics, Inc.............................   159,743        775,552
#*  Avanos Medical, Inc....................................   458,885     25,972,891
#*  Biocept, Inc...........................................    22,100         41,990
*   Brookdale Senior Living, Inc........................... 2,285,679     20,411,113
#*  Calithera Biosciences, Inc.............................   341,134      1,610,152
*   Catalyst Biosciences, Inc..............................    74,148        659,917
*   Celldex Therapeutics, Inc..............................    24,555          7,723
#*  Cellectar Biosciences, Inc.............................     3,200          7,936
#*  CHF Solutions, Inc.....................................    17,332         17,072
*   Chimerix, Inc..........................................   350,941      1,224,784
*   Civitas Solutions, Inc.................................    51,968        751,457
#*  Community Health Systems, Inc..........................   580,181      1,833,372
*   Concert Pharmaceuticals, Inc...........................   118,498      1,767,990
    CONMED Corp............................................   182,806     12,326,609
#*  Cross Country Healthcare, Inc..........................   324,386      2,864,328
#*  CryoLife, Inc..........................................   343,996     10,656,996
#*  Cumberland Pharmaceuticals, Inc........................   100,209        541,129

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
    Digirad Corp...........................................    92,373 $   115,004
#*  Diplomat Pharmacy, Inc.................................   181,056   3,592,151
*   Electromed, Inc........................................    37,234     239,787
#*  Emergent BioSolutions, Inc.............................   328,114  20,077,296
#*  Endo International P.L.C............................... 1,114,141  18,873,549
    Ensign Group, Inc. (The)...............................   194,868   7,217,911
#*  Evolent Health, Inc., Class A..........................   542,853  12,051,337
#*  Five Prime Therapeutics, Inc...........................   593,561   7,205,831
*   Five Star Senior Living, Inc...........................    13,542       9,479
*   FONAR Corp.............................................    37,317     923,223
*   Haemonetics Corp.......................................   327,964  34,262,399
*   Hanger, Inc............................................    58,363   1,089,054
*   Harvard Bioscience, Inc................................   224,961     890,846
    HealthStream, Inc......................................   182,138   4,792,051
*   HMS Holdings Corp......................................   529,724  15,266,646
#*  Horizon Pharma P.L.C...................................   182,531   3,323,889
#*  Immune Design Corp.....................................     7,345      10,577
#*  Infinity Pharmaceuticals, Inc..........................    41,724      83,448
*   InfuSystem Holdings, Inc...............................    46,255     142,465
#*  Inovalon Holdings, Inc., Class A.......................    43,659     410,831
*   Integer Holdings Corp..................................   237,338  17,674,561
#*  Intra-Cellular Therapies, Inc..........................    74,760   1,269,425
#*  IntriCon Corp..........................................    28,449   1,191,444
#   Invacare Corp..........................................   386,694   4,996,086
*   Jounce Therapeutics, Inc...............................    68,900     278,356
    Kewaunee Scientific Corp...............................    11,804     337,594
#*  Kindred Biosciences, Inc...............................   112,547   1,636,433
#*  Lannett Co., Inc.......................................   274,480   1,004,597
#*  LHC Group, Inc.........................................   323,901  29,614,268
#*  LifePoint Health, Inc..................................   392,895  25,483,170
#*  LivaNova P.L.C.........................................    85,416   9,565,738
#   Luminex Corp...........................................   312,431   8,988,640
*   Magellan Health, Inc...................................   237,633  15,460,403
#*  Mallinckrodt P.L.C.....................................   460,687  11,544,816
*   MEDNAX, Inc............................................   796,812  32,900,367
*   Medpace Holdings, Inc..................................     3,500     182,350
#*  MEI Pharma, Inc........................................    72,586     242,437
#*  Melinta Therapeutics, Inc..............................     3,808      10,015
*   Merit Medical Systems, Inc.............................   305,240  17,435,309
#*  Merrimack Pharmaceuticals, Inc.........................     2,589      10,071
*   Micron Solutions, Inc..................................       600       2,082
#*  Minerva Neurosciences, Inc.............................    15,080     165,428
#*  Mirati Therapeutics, Inc...............................    31,656   1,182,985
#*  Myriad Genetics, Inc...................................   157,439   7,089,478
#*  Nabriva Therapeutics P.L.C.............................   261,900     518,562
#*  NantHealth, Inc........................................     9,697      15,030
*   NantKwest, Inc.........................................    93,073     202,899
    National HealthCare Corp...............................    49,482   3,935,303
#*  Natus Medical, Inc.....................................   106,903   3,194,262
*   Neurotrope, Inc........................................     2,900      20,474
#*  NewLink Genetics Corp..................................    40,762      77,040
*   NextGen Healthcare, Inc................................    21,704     320,568
*   Novus Therapeutics, Inc................................       416       1,398
#*  NuVasive, Inc..........................................    29,898   1,679,371
*   Nuvectra Corp..........................................   120,696   2,415,127
#*  OpGen, Inc.............................................    11,046      13,476
#*  Orthofix Medical, Inc..................................    60,079   3,654,005
#*  Otonomy, Inc...........................................   112,290     261,636
#   Owens & Minor, Inc..................................... 1,166,081   9,212,040

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
#   Patterson Cos., Inc....................................   104,627 $  2,362,478
#*  PDL BioPharma, Inc..................................... 3,597,744    8,958,383
#*  Pfenex, Inc............................................    55,199      219,140
#*  Premier, Inc., Class A.................................   121,110    5,449,950
#*  Prestige Consumer Healthcare, Inc......................   372,872   13,483,051
#*  Protagonist Therapeutics, Inc..........................    74,987      599,146
#*  Prothena Corp. P.L.C...................................   169,824    2,105,818
*   Providence Service Corp. (The).........................   143,017    9,451,994
#*  Quorum Health Corp.....................................   206,661      822,511
*   Ra Pharmaceuticals, Inc................................     4,590       65,729
#*  Repligen Corp..........................................    22,559    1,223,149
#*  Ritter Pharmaceuticals, Inc............................     4,495        5,169
*   RTI Surgical, Inc......................................   354,155    1,622,030
#*  SeaSpine Holdings Corp.................................   107,105    1,838,993
*   Select Medical Holdings Corp........................... 1,019,476   16,902,912
#*  Sierra Oncology, Inc...................................   308,141      526,921
#*  Surgery Partners, Inc..................................    51,216      696,025
*   Surmodics, Inc.........................................     2,398      152,105
#*  Syneos Health, Inc.....................................   194,941    8,895,158
#*  Synlogic, Inc..........................................    31,167      246,531
#*  Taro Pharmaceutical Industries, Ltd....................    19,906    1,980,846
#*  Tenax Therapeutics, Inc................................     5,938       29,631
#*  Tetraphase Pharmaceuticals, Inc........................   446,433      915,188
*   Triple-S Management Corp., Class B.....................   131,802    2,261,722
*   United Therapeutics Corp...............................   157,915   17,506,457
#*  Varex Imaging Corp.....................................    53,152    1,379,826
*   Vical, Inc.............................................     4,309        5,257
*   Zafgen, Inc............................................   145,081    1,408,736
#*  Zosano Pharma Corp.....................................    10,310       34,951
                                                                      ------------
TOTAL HEALTHCARE...........................................            615,614,091
                                                                      ------------
INDUSTRIALS -- (17.5%)
    AAR Corp...............................................   231,855   11,031,661
#   ABM Industries, Inc....................................   610,063   18,759,437
#*  Acacia Research Corp...................................   322,338    1,057,269
    ACCO Brands Corp.......................................   806,600    6,509,262
#   Acme United Corp.......................................    29,342      509,377
#   Actuant Corp., Class A.................................   428,259   10,213,977
#   Acuity Brands, Inc.....................................    31,607    3,971,103
*   Advanced Disposal Services, Inc........................   183,397    4,968,225
#*  AECOM.................................................. 1,446,396   42,147,979
*   Aegion Corp............................................   187,781    3,635,440
*   AeroCentury Corp.......................................     8,080      116,271
#*  Aerovironment, Inc.....................................   140,711   12,659,769
#   AGCO Corp..............................................   751,921   42,137,653
#   Air Lease Corp......................................... 1,040,908   39,658,595
*   Air Transport Services Group, Inc......................   267,011    5,233,416
    Aircastle, Ltd.........................................   733,924   14,260,143
    Alamo Group, Inc.......................................    84,552    7,247,797
#   Alaska Air Group, Inc..................................   577,044   35,442,042
    Albany International Corp., Class A....................   146,130   10,226,177
#   Allegiant Travel Co....................................    14,190    1,619,647
*   Alpha Pro Tech, Ltd....................................    15,140       51,476
    Altra Industrial Motion Corp...........................    32,233    1,040,159
#   AMERCO.................................................   101,651   33,187,018
*   Ameresco, Inc., Class A................................   113,381    1,856,047
    American Railcar Industries, Inc.......................   120,919    8,453,447
#*  American Superconductor Corp...........................    29,993      179,658
*   American Woodmark Corp.................................    61,942    3,743,774

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   AMREP Corp.............................................   7,243 $    48,238
#   Apogee Enterprises, Inc................................  69,066   2,493,283
*   ARC Document Solutions, Inc............................ 227,357     518,374
    ArcBest Corp........................................... 197,304   7,323,924
    Argan, Inc............................................. 177,574   7,816,807
*   Armstrong Flooring, Inc................................ 231,911   3,606,216
*   Arotech Corp........................................... 198,771     548,608
*   ASGN, Inc.............................................. 288,007  19,319,510
    Astec Industries, Inc.................................. 133,855   5,034,287
#*  Astronics Corp.........................................  42,394   1,236,209
#*  Astronics Corp., Class B...............................   5,304     154,351
#*  Atlas Air Worldwide Holdings, Inc...................... 202,620  10,459,244
#*  Avalon Holdings Corp., Class A.........................  11,325      35,674
    AZZ, Inc...............................................  38,315   1,699,270
#*  Babcock & Wilcox Enterprises, Inc......................  11,199      10,948
    Barnes Group, Inc...................................... 278,071  15,738,819
#*  Beacon Roofing Supply, Inc............................. 480,772  13,418,347
*   BMC Stock Holdings, Inc................................ 245,597   4,111,294
    Brady Corp., Class A................................... 237,163   9,555,297
    Briggs & Stratton Corp................................. 776,963  11,289,272
*   Broadwind Energy, Inc..................................   9,465      17,416
*   CAI International, Inc................................. 184,862   4,604,912
    Carlisle Cos., Inc.....................................  10,000     965,900
*   CBIZ, Inc.............................................. 402,883   8,935,945
    CECO Environmental Corp................................ 365,450   2,718,948
*   Celadon Group, Inc..................................... 138,840     320,720
*   Chart Industries, Inc.................................. 398,655  27,128,473
#   Chicago Rivet & Machine Co.............................   2,571      85,986
#   CIRCOR International, Inc..............................  72,759   2,365,395
*   Civeo Corp............................................. 563,246   1,605,251
*   Clean Harbors, Inc..................................... 327,993  22,316,644
#*  Colfax Corp............................................ 916,140  25,679,404
    Columbus McKinnon Corp................................. 182,599   6,706,861
*   Commercial Vehicle Group, Inc..........................  83,813     560,709
    CompX International, Inc...............................   5,019      65,448
*   Continental Materials Corp.............................     125       1,938
    Copa Holdings SA, Class A.............................. 139,921  10,134,478
#   Costamare, Inc......................................... 418,612   2,218,644
*   Covenant Transportation Group, Inc., Class A........... 111,161   2,782,360
*   CPI Aerostructures, Inc................................ 114,480     778,464
    CRA International, Inc.................................  60,301   2,541,687
*   CSW Industrials, Inc...................................  66,297   3,051,651
    Cubic Corp............................................. 176,792  11,599,323
    Deluxe Corp............................................ 154,466   7,292,340
    DMC Global, Inc........................................  88,867   3,425,823
    Douglas Dynamics, Inc..................................  81,043   3,516,456
*   Ducommun, Inc..........................................  83,692   3,109,995
*   DXP Enterprises, Inc................................... 143,420   4,557,888
#*  Dycom Industries, Inc..................................  31,714   2,152,746
*   Eagle Bulk Shipping, Inc............................... 152,023     758,595
    Eastern Co. (The)......................................  32,574     921,844
*   Echo Global Logistics, Inc............................. 367,158   9,439,632
    Ecology and Environment, Inc., Class A.................   8,425     109,104
    EMCOR Group, Inc....................................... 149,071  10,581,060
    Encore Wire Corp....................................... 139,813   6,179,735
    EnerSys................................................  75,355   5,995,997
*   Engility Holdings, Inc................................. 143,635   4,456,994
    Ennis, Inc............................................. 155,495   3,010,383
    EnPro Industries, Inc..................................  51,047   3,175,123

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
    ESCO Technologies, Inc.................................   193,837 $11,866,701
    Espey Manufacturing & Electronics Corp.................     8,752     245,056
    Essendant, Inc.........................................   445,739   5,678,715
*   Esterline Technologies Corp............................   207,489  24,350,909
    Federal Signal Corp....................................   692,006  15,217,212
    Fortune Brands Home & Security, Inc....................    48,092   2,155,964
    Forward Air Corp.......................................    63,148   3,788,249
*   Franklin Covey Co......................................    85,939   1,919,877
    Franklin Electric Co., Inc.............................   274,015  11,623,716
*   FreightCar America, Inc................................   151,961   2,173,042
*   FTI Consulting, Inc....................................   332,052  22,948,114
#*  FuelCell Energy, Inc...................................    10,677       9,025
#   GATX Corp..............................................   284,586  21,324,029
*   Genco Shipping & Trading, Ltd..........................   141,683   1,561,347
*   Gencor Industries, Inc.................................    70,812     805,841
#*  Genesee & Wyoming, Inc., Class A.......................   587,682  46,562,045
*   Gibraltar Industries, Inc..............................   231,728   8,258,786
#*  GMS, Inc...............................................   162,642   2,673,834
#*  Goldfield Corp. (The)..................................   413,480   1,529,876
    Gorman-Rupp Co. (The)..................................   337,820  11,654,790
*   GP Strategies Corp.....................................    69,560   1,016,272
    Graham Corp............................................    58,541   1,440,694
#   Granite Construction, Inc..............................   460,693  21,062,884
*   Great Lakes Dredge & Dock Corp.........................   547,327   3,179,970
#   Greenbrier Cos., Inc. (The)............................   229,596  10,894,330
#   Griffon Corp...........................................   299,369   3,628,352
#   Hawaiian Holdings, Inc.................................   362,945  12,561,526
#   Heartland Express, Inc.................................   241,308   4,698,267
    Heidrick & Struggles International, Inc................   175,730   6,064,442
*   Herc Holdings, Inc.....................................    48,442   1,553,051
*   Heritage-Crystal Clean, Inc............................    87,954   2,022,062
    Herman Miller, Inc.....................................    43,698   1,439,849
#*  Hertz Global Holdings, Inc.............................   945,326  12,998,233
#*  Hill International, Inc................................   196,831     555,063
#   HNI Corp...............................................    22,355     847,031
*   Houston Wire & Cable Co................................    50,908     318,175
*   Hub Group, Inc., Class A...............................   371,867  17,038,946
*   Hudson Global, Inc.....................................     6,694      10,443
#*  Hudson Technologies, Inc...............................    13,822      11,454
    Hurco Cos., Inc........................................    43,310   1,764,449
*   Huron Consulting Group, Inc............................   227,439  12,393,151
#*  Huttig Building Products, Inc..........................     2,945      10,985
    Hyster-Yale Materials Handling, Inc....................    96,540   5,835,843
    ICF International, Inc.................................   140,159  10,321,309
*   IES Holdings, Inc......................................     5,502      97,605
*   InnerWorkings, Inc.....................................   793,762   5,707,149
#*  Innovative Solutions & Support, Inc....................     9,704      23,484
    Insteel Industries, Inc................................   168,883   4,411,224
    ITT, Inc...............................................   480,567  24,268,633
    Jacobs Engineering Group, Inc..........................   633,488  47,568,614
#*  JELD-WEN Holding, Inc..................................    77,842   1,265,711
*   JetBlue Airways Corp................................... 2,789,272  46,664,521
    Kadant, Inc............................................    37,011   3,652,986
#   Kaman Corp.............................................   198,020  12,578,230
    KBR, Inc............................................... 1,080,185  21,366,059
    Kelly Services, Inc., Class A..........................   225,173   5,289,314
#   Kennametal, Inc........................................   252,373   8,946,623
#*  KeyW Holding Corp. (The)...............................   343,089   2,686,387
    Kimball International, Inc., Class B...................     1,723      28,361

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
#*  Kirby Corp.............................................   482,788 $34,731,769
#   Knight-Swift Transportation Holdings, Inc..............   571,509  18,288,288
    Knoll, Inc.............................................    77,245   1,533,313
    Korn/Ferry International...............................   434,880  19,630,483
*   Lawson Products, Inc...................................    39,693   1,312,251
*   LB Foster Co., Class A.................................    49,651     902,655
*   Limbach Holdings, Inc..................................   114,369   1,085,362
    LS Starrett Co. (The), Class A.........................     3,180      17,236
#   LSC Communications, Inc................................    60,171     567,413
    LSI Industries, Inc....................................   118,428     511,609
*   Lydall, Inc............................................    98,505   2,942,344
#   Macquarie Infrastructure Corp..........................   438,536  16,203,905
#*  Manitex International, Inc.............................     1,555      13,280
#*  Manitowoc Co., Inc. (The)..............................   697,731  12,754,523
    ManpowerGroup, Inc.....................................   336,688  25,685,928
    Marten Transport, Ltd..................................   291,891   5,621,821
*   Masonite International Corp............................    94,424   5,230,145
#*  MasTec, Inc............................................   611,774  26,618,287
    Matson, Inc............................................   317,630  11,142,460
    Matthews International Corp., Class A..................   234,250   9,749,485
    McGrath RentCorp.......................................   195,792  10,453,335
#*  Mercury Systems, Inc...................................   339,268  15,898,098
*   Milacron Holdings Corp.................................    63,403     887,642
    Miller Industries, Inc.................................    71,787   1,735,092
*   Mistras Group, Inc.....................................   196,878   3,917,872
    Mobile Mini, Inc.......................................   338,651  13,925,329
    Moog, Inc., Class A....................................   234,686  16,791,783
*   MRC Global, Inc........................................    63,840   1,010,587
    MSC Industrial Direct Co., Inc., Class A...............     5,565     451,099
    Mueller Industries, Inc................................   256,408   6,243,535
    Mueller Water Products, Inc., Class A..................    66,724     684,588
#   Multi-Color Corp.......................................    39,079   2,077,440
*   MYR Group, Inc.........................................   146,060   4,876,943
#   National Presto Industries, Inc........................    24,269   3,025,616
    Navigant Consulting, Inc...............................   317,769   6,863,810
*   NCI Building Systems, Inc..............................     5,064      62,034
#*  Nexeo Solutions, Inc...................................    72,447     757,071
    Nielsen Holdings P.L.C.................................     1,901      49,388
*   NL Industries, Inc.....................................    59,756     316,707
#   NN, Inc................................................    43,789     507,952
#*  Northwest Pipe Co......................................   116,961   2,083,075
#*  NOW, Inc............................................... 1,360,443  17,468,088
#*  NV5 Global, Inc........................................    61,669   4,814,499
    nVent Electric P.L.C...................................    53,231   1,299,901
*   Orion Group Holdings, Inc..............................   138,286     652,710
    Oshkosh Corp...........................................   123,324   6,923,409
    Owens Corning..........................................   561,551  26,544,516
*   PAM Transportation Services, Inc.......................    25,679   1,505,303
    Park-Ohio Holdings Corp................................    92,935   3,074,290
*   Patrick Industries, Inc................................     3,261     141,886
#*  Patriot Transportation Holding, Inc....................     4,683      93,660
*   Perma-Fix Environmental Services.......................    15,435      58,190
*   Perma-Pipe International Holdings, Inc.................    27,948     255,724
    PICO Holdings, Inc.....................................   152,801   1,744,987
    Powell Industries, Inc.................................   135,249   3,943,861
    Preformed Line Products Co.............................    30,937   1,955,218
    Primoris Services Corp.................................   380,974   8,065,220
    Quad/Graphics, Inc.....................................   121,749   1,878,587
#   Quanex Building Products Corp..........................   329,519   4,883,472

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
*   Quanta Services, Inc................................... 1,660,315 $51,801,828
*   Radiant Logistics, Inc.................................   356,503   1,939,376
    Raven Industries, Inc..................................     5,610     243,923
    RCM Technologies, Inc..................................    41,207     174,306
    Regal Beloit Corp......................................   351,378  25,193,803
    Resources Connection, Inc..............................   354,901   5,791,984
#   REV Group, Inc.........................................    20,026     218,484
#*  Rexnord Corp...........................................    95,747   2,566,977
#*  Roadrunner Transportation Systems, Inc.................    25,800      11,855
    Rush Enterprises, Inc., Class A........................   180,514   6,388,390
    Rush Enterprises, Inc., Class B........................    22,850     823,971
    Ryder System, Inc......................................   538,529  29,786,039
*   Saia, Inc..............................................   193,842  12,184,908
#   Schneider National, Inc., Class B......................   337,515   7,381,453
    Scorpio Bulkers, Inc...................................   468,262   2,978,146
#*  Sensata Technologies Holding P.L.C.....................    33,497   1,571,009
*   SIFCO Industries, Inc..................................    16,504      81,457
#   Simpson Manufacturing Co., Inc.........................   257,128  14,676,866
    SkyWest, Inc...........................................   436,433  25,003,247
#   Snap-on, Inc...........................................    57,983   8,925,903
*   SP Plus Corp...........................................   178,201   5,695,304
    Spartan Motors, Inc....................................   345,860   2,327,638
*   Sparton Corp...........................................    33,899     419,670
#*  Spirit Airlines, Inc...................................   520,334  27,005,335
    Standex International Corp.............................     6,518     528,740
    Steelcase, Inc., Class A...............................   633,069  10,508,945
*   Sterling Construction Co., Inc.........................   232,101   2,636,667
    Sun Hydraulics Corp....................................    25,375   1,177,400
#*  Sunrun, Inc............................................    60,631     743,336
    Systemax, Inc..........................................    23,781     768,364
#*  Team, Inc..............................................   373,558   7,433,804
#   Terex Corp.............................................   214,464   7,160,953
    Tetra Tech, Inc........................................   376,253  24,847,748
#*  Textainer Group Holdings, Ltd..........................    89,671   1,051,841
*   Thermon Group Holdings, Inc............................   287,744   6,209,516
    Timken Co. (The).......................................   258,627  10,228,698
    Titan International, Inc...............................   144,074   1,017,162
#*  Titan Machinery, Inc...................................   229,778   3,274,337
*   Transcat, Inc..........................................    12,415     257,115
*   TriMas Corp............................................    87,195   2,567,893
    Trinity Industries, Inc................................ 1,613,572  46,067,481
#   Triton International, Ltd..............................   758,650  24,405,770
#   Triumph Group, Inc.....................................   323,599   5,905,682
*   TrueBlue, Inc..........................................   368,976   8,608,210
#*  Tutor Perini Corp......................................   525,819   8,150,195
*   Twin Disc, Inc.........................................    28,610     547,309
*   Ultralife Corp.........................................   123,180     833,929
    UniFirst Corp..........................................    56,491   8,434,106
*   Univar, Inc............................................     7,902     194,547
    Universal Forest Products, Inc.........................   512,199  14,479,866
#*  USA Truck, Inc.........................................    93,306   1,835,329
#*  USG Corp...............................................   233,590   9,862,170
#   Valmont Industries, Inc................................    26,263   3,264,754
*   Vectrus, Inc...........................................   108,749   2,914,473
*   Veritiv Corp...........................................   103,730   3,458,358
    Viad Corp..............................................   157,968   7,565,088
#   Virco Manufacturing Corp...............................    19,199      83,132
#*  Vivint Solar, Inc......................................     5,837      30,294
*   Volt Information Sciences, Inc.........................    38,633     142,169

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares       Value+
                                                             --------- --------------
INDUSTRIALS -- (Continued)
     VSE Corp...............................................    64,614 $    2,026,295
#    Wabash National Corp...................................   781,769     11,804,712
#*   WageWorks, Inc.........................................    53,041      2,111,562
     Watts Water Technologies, Inc., Class A................   129,233      9,052,772
#    Werner Enterprises, Inc................................   712,712     22,942,199
*    Wesco Aircraft Holdings, Inc...........................   692,926      7,053,987
*    WESCO International, Inc...............................   587,798     29,495,704
#*   Willdan Group, Inc.....................................    12,069        364,484
*    Willis Lease Finance Corp..............................    12,818        443,759
                                                                       --------------
TOTAL INDUSTRIALS...........................................            2,070,921,674
                                                                       --------------
INFORMATION TECHNOLOGY -- (9.9%)
*>>  Actua Corp.............................................    92,463        100,322
*    ADDvantage Technologies Group, Inc.....................    11,887         15,929
     ADTRAN, Inc............................................   591,952      7,955,835
*    Advanced Energy Industries, Inc........................    15,722        676,518
*    Agilysys, Inc..........................................   126,143      2,052,347
#*   Airgain, Inc...........................................     2,250         28,868
*    Alpha & Omega Semiconductor, Ltd.......................   208,091      1,929,004
     American Software, Inc., Class A.......................     3,800         43,738
*    Amkor Technology, Inc.................................. 1,292,561      9,241,811
#*   Amtech Systems, Inc....................................    63,653        298,533
*    Anixter International, Inc.............................   268,389     17,630,473
*    Applied Optoelectronics, Inc...........................    77,600      1,523,288
#*   ARRIS International P.L.C.............................. 1,348,683     33,541,746
*    Arrow Electronics, Inc................................. 1,011,968     68,520,353
     AstroNova, Inc.........................................    48,227        931,746
#*   Asure Software, Inc....................................    34,796        387,627
*    Aviat Networks, Inc....................................    17,475        258,805
     Avnet, Inc............................................. 1,492,691     59,812,128
     AVX Corp...............................................   791,895     13,208,809
*    Aware, Inc.............................................   126,032        482,703
*    Axcelis Technologies, Inc..............................   275,791      4,760,153
#*   AXT, Inc...............................................   414,850      2,733,862
     Bel Fuse, Inc., Class A................................     3,065         57,438
     Bel Fuse, Inc., Class B................................    88,872      1,955,184
#    Belden, Inc............................................   171,118      9,248,928
     Benchmark Electronics, Inc.............................   322,317      7,036,180
#    BK Technologies, Inc...................................     8,250         33,248
#*   Black Box Corp.........................................   207,720        178,639
#*   BroadVision, Inc.......................................    22,469         39,321
#    Brooks Automation, Inc.................................   407,619     12,648,418
#*   BSQUARE Corp...........................................    20,265         46,610
*    CACI International, Inc., Class A......................   145,470     25,960,576
*    Calix, Inc.............................................   524,272      3,827,186
*    Cardtronics P.L.C., Class A............................   155,988      4,236,634
     Cass Information Systems, Inc..........................     3,447        227,847
     CCUR Holdings, Inc.....................................    43,478        166,521
*    CEVA, Inc..............................................    31,323        771,799
*    Ciena Corp.............................................    99,032      3,095,740
*    Cirrus Logic, Inc......................................   158,626      5,938,957
#*   Clearfield, Inc........................................    46,263        556,081
     ClearOne, Inc..........................................       200            330
#*   Coherent, Inc..........................................    17,288      2,128,844
     Cohu, Inc..............................................   679,190     14,127,152
*    CommScope Holding Co., Inc.............................    90,726      2,182,868
     Communications Systems, Inc............................    45,435        131,762
*    Computer Task Group, Inc...............................   129,287        611,528
     Comtech Telecommunications Corp........................   208,026      5,808,086

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Conduent, Inc..........................................   415,397 $ 7,934,083
#*  Cray, Inc..............................................   284,101   6,446,252
#*  Cree, Inc..............................................   569,864  22,122,120
    CSP, Inc...............................................     5,024      62,800
    CTS Corp...............................................   192,016   5,124,907
#*  CUI Global, Inc........................................     9,300      15,810
#*  CyberOptics Corp.......................................    77,004   1,627,865
    Daktronics, Inc........................................   467,603   3,418,178
#*  DASAN Zhone Solutions, Inc.............................     5,200      67,600
*   Data I/O Corp..........................................    85,908     428,681
#   Diebold Nixdorf, Inc...................................   493,640   1,925,196
*   Digi International, Inc................................   164,576   1,909,082
*   Diodes, Inc............................................   433,179  13,077,674
*   DSP Group, Inc.........................................   127,305   1,556,940
#*  EchoStar Corp., Class A................................   501,327  20,328,810
*   Edgewater Technology, Inc..............................    48,210     224,177
#*  Electro Scientific Industries, Inc.....................   282,952   8,205,608
#*  Electronics For Imaging, Inc...........................   489,612  14,908,685
*   EMCORE Corp............................................   295,907   1,458,822
    Entegris, Inc..........................................    36,595     971,231
*   ePlus, Inc.............................................    92,204   7,826,276
*   Evolving Systems, Inc..................................     4,622       8,643
*   Fabrinet...............................................   468,619  20,300,575
*   FARO Technologies, Inc.................................   132,334   6,688,160
#*  Finisar Corp........................................... 1,392,998  23,249,137
*   Finjan Holdings, Inc...................................    61,476     223,773
#*  First Solar, Inc.......................................   459,809  19,220,016
#*  Fitbit, Inc., Class A..................................   297,411   1,406,754
*   Flex, Ltd.............................................. 1,040,765   8,180,413
*   FormFactor, Inc........................................   545,274   6,674,154
*   Frequency Electronics, Inc.............................    38,791     430,580
*   GSE Systems, Inc.......................................    70,034     216,405
*   GSI Technology, Inc....................................   128,546     759,707
#*  Harmonic, Inc.......................................... 1,028,095   5,664,803
#*  Ichor Holdings, Ltd....................................   424,182   7,529,230
#*  IEC Electronics Corp...................................    10,922      57,668
#*  II-VI, Inc.............................................   497,222  18,511,575
*   Immersion Corp.........................................    30,295     303,253
*   Infinera Corp.......................................... 2,604,645  14,429,733
*   Insight Enterprises, Inc...............................   228,044  11,787,594
    InterDigital, Inc......................................    74,501   5,285,846
*   inTEST Corp............................................   170,689   1,254,564
#*  Intevac, Inc...........................................    45,592     218,842
    Jabil, Inc............................................. 1,470,618  36,368,383
*   KEMET Corp.............................................   160,419   3,493,926
*   Key Tronic Corp........................................    59,243     434,251
*   Kimball Electronics, Inc...............................   168,709   3,104,246
#*  Knowles Corp...........................................   657,091  10,631,732
    Kulicke & Soffa Industries, Inc........................   462,183   9,396,180
*   KVH Industries, Inc....................................   130,284   1,609,007
*   Lantronix, Inc.........................................    26,939     102,099
#*  LightPath Technologies, Inc., Class A..................   128,052     233,055
*   Limelight Networks, Inc................................   103,949     418,914
#*  LiveRamp Holdings, Inc.................................   661,136  30,200,692
    LogMeIn, Inc...........................................   223,199  19,221,898
*   Luna Innovations, Inc..................................    58,531     190,811
#*  Luxoft Holding, Inc....................................    23,647     974,966
#*  MACOM Technology Solutions Holdings, Inc...............    32,668     459,639
    ManTech International Corp., Class A...................   230,695  13,214,210

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  MaxLinear, Inc.........................................   162,815 $ 3,160,239
#   Methode Electronics, Inc...............................   262,912   7,782,195
*   MicroStrategy, Inc., Class A...........................    21,179   2,667,919
    MKS Instruments, Inc...................................   209,928  15,469,594
    Monotype Imaging Holdings, Inc.........................   226,561   3,971,614
    MTS Systems Corp.......................................    58,994   2,793,366
*   Nanometrics, Inc.......................................   249,349   7,994,129
*   Napco Security Technologies, Inc.......................    54,133     761,651
#*  NeoPhotonics Corp......................................   434,252   3,474,016
*   NETGEAR, Inc...........................................   366,546  20,335,972
#*  NetScout Systems, Inc..................................   768,971  19,424,207
#   Network-1 Technologies, Inc............................    99,089     265,559
*   ON Semiconductor Corp.................................. 1,147,165  19,501,805
#*  OneSpan, Inc...........................................   240,913   3,535,398
*   Optical Cable Corp.....................................    55,866     265,364
#*  OSI Systems, Inc.......................................   220,665  15,261,191
#*  PAR Technology Corp....................................    94,675   1,675,748
    Park Electrochemical Corp..............................   257,727   4,551,459
    PC Connection, Inc.....................................   136,725   4,531,066
#*  PCM, Inc...............................................   142,115   2,681,710
    PC-Tel, Inc............................................    38,982     172,300
#*  PDF Solutions, Inc.....................................   106,761     854,088
#*  Perceptron, Inc........................................    48,702     387,181
*   Perficient, Inc........................................   333,102   8,334,212
    Perspecta, Inc.........................................   203,547   4,984,866
*   Photronics, Inc........................................   691,569   6,735,882
*   Plexus Corp............................................   308,703  18,028,255
    Presidio, Inc..........................................     4,590      61,506
#*  PRGX Global, Inc.......................................    45,637     391,565
*   Qualstar Corp..........................................     2,764      17,690
*   Qumu Corp..............................................    23,376      54,232
*   Rambus, Inc............................................   846,997   7,377,344
*   RealNetworks, Inc......................................    44,435      93,758
    RF Industries, Ltd.....................................    61,255     475,339
*   Ribbon Communications, Inc.............................   355,200   2,415,360
    Richardson Electronics, Ltd............................    74,071     565,902
*   Rogers Corp............................................   153,607  18,902,877
*   Rubicon Project, Inc. (The)............................   496,881   1,694,364
#*  Rubicon Technology, Inc................................       262       2,017
*   Rudolph Technologies, Inc..............................   394,840   8,208,724
*   Sanmina Corp...........................................   579,095  14,651,103
    Sapiens International Corp. NV.........................     6,660      75,724
*   ScanSource, Inc........................................   195,666   7,607,494
*   Seachange International, Inc...........................    85,038     138,612
#*  SecureWorks Corp., Class A.............................     2,184      36,014
    Sigma Designs, Inc.....................................   293,370      47,262
*   SigmaTron International, Inc...........................     2,700      11,475
#*  SolarEdge Technologies, Inc............................       400      15,492
#*  StarTek, Inc...........................................    14,988      85,581
#*  Steel Connect, Inc.....................................     7,832      16,056
#*  Stratasys, Ltd.........................................   309,319   5,895,620
*   Super Micro Computer, Inc..............................   474,078   6,210,422
*   Sykes Enterprises, Inc.................................   424,128  13,008,006
#*  Synaptics, Inc.........................................   291,712  10,950,868
#*  Synchronoss Technologies, Inc..........................   292,208   1,729,871
    SYNNEX Corp............................................   358,425  27,817,364
*   Tech Data Corp.........................................   484,009  34,200,076
#*  Telaria, Inc...........................................    46,675     136,758
    TESSCO Technologies, Inc  .............................    56,278     680,120

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    TiVo Corp.............................................. 1,002,844 $   11,031,284
*   Trio-Tech International................................     3,288         13,839
#*  TTM Technologies, Inc..................................   880,589     10,302,891
#*  Ultra Clean Holdings, Inc..............................   701,091      7,375,477
#*  Veeco Instruments, Inc.................................   322,198      3,064,103
*   Verint Systems, Inc....................................   226,647     10,350,968
#*  Viavi Solutions, Inc...................................    78,302        902,822
*   Virtusa Corp...........................................    85,987      4,264,095
#   Vishay Intertechnology, Inc............................ 1,018,098     18,631,193
*   Vishay Precision Group, Inc............................    74,117      2,405,097
    Wayside Technology Group, Inc..........................    17,888        227,714
*   Wireless Telecom Group, Inc............................    23,991         40,305
    Xerox Corp............................................. 1,040,159     28,989,231
#   Xperi Corp.............................................   370,932      4,822,116
                                                                      --------------
TOTAL INFORMATION TECHNOLOGY...............................            1,174,843,423
                                                                      --------------
MATERIALS -- (5.1%)
>>  A Schulman, Inc........................................    62,881        120,103
*   AdvanSix, Inc..........................................    75,277      2,088,184
#*  AgroFresh Solutions, Inc...............................   110,781        632,559
*   Alcoa Corp.............................................   987,656     34,558,083
#*  Allegheny Technologies, Inc............................   366,899      9,499,015
    American Vanguard Corp.................................   287,451      4,627,961
#*  Ampco-Pittsburgh Corp..................................     2,668          9,898
    Ashland Global Holdings, Inc...........................    85,258      6,307,387
    Boise Cascade Co.......................................   299,322      9,216,124
#   Carpenter Technology Corp..............................   420,320     18,330,155
#*  Century Aluminum Co....................................   805,349      6,394,471
*   Clearwater Paper Corp..................................    36,455        880,024
#*  Coeur Mining, Inc......................................   539,302      2,577,864
    Commercial Metals Co................................... 1,106,849     21,096,542
    Compass Minerals International, Inc....................    36,200      1,756,062
    Core Molding Technologies, Inc.........................    41,394        281,893
    Domtar Corp............................................   578,499     26,790,289
#   Ferroglobe P.L.C.......................................   936,097      5,700,831
#*  Flexible Solutions International, Inc..................    10,090         14,984
#*  Flotek Industries, Inc.................................    44,299         80,181
    Friedman Industries, Inc...............................    61,222        538,754
    FutureFuel Corp........................................   278,750      4,571,500
#   Gold Resource Corp.....................................    97,062        420,278
#   Graphic Packaging Holding Co...........................    99,371      1,094,075
    Greif, Inc., Class A...................................   195,729      9,257,982
    Greif, Inc., Class B...................................    20,208      1,037,883
    Hawkins, Inc...........................................    73,699      2,480,708
    Haynes International, Inc..............................   237,288      6,871,860
#   HB Fuller Co...........................................   482,313     21,443,636
#   Hecla Mining Co........................................ 3,878,356      9,308,054
    Huntsman Corp.......................................... 1,167,182     25,537,942
    Innophos Holdings, Inc.................................   245,493      7,192,945
    Innospec, Inc..........................................   260,042     17,402,011
*   Intrepid Potash, Inc................................... 1,002,282      3,959,014
    Kaiser Aluminum Corp...................................    90,908      8,669,896
    KapStone Paper and Packaging Corp......................   944,202     33,047,070
*   Kraton Corp............................................   288,605      7,948,182
#   Kronos Worldwide, Inc..................................    91,660      1,285,990
#   Louisiana-Pacific Corp.................................   787,881     17,152,169
#*  LSB Industries, Inc....................................     9,950         75,620
    Materion Corp..........................................   158,011      8,979,765
#   McEwen Mining, Inc.....................................    61,134        119,823

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
MATERIALS -- (Continued)
    Mercer International, Inc..............................   475,974 $  7,239,565
    Minerals Technologies, Inc.............................   239,574   13,116,676
    Myers Industries, Inc..................................     3,865       61,299
#   Nexa Resources SA......................................    23,345      260,297
    Northern Technologies International Corp...............     9,314      301,308
    Olin Corp..............................................   850,876   17,187,695
    Olympic Steel, Inc.....................................   104,821    1,976,924
#*  Owens-Illinois, Inc....................................   150,711    2,361,641
#   PH Glatfelter Co.......................................   309,299    5,536,452
#*  Platform Specialty Products Corp....................... 1,233,610   13,347,660
#*  PQ Group Holdings, Inc.................................    33,148      532,025
#   Rayonier Advanced Materials, Inc.......................    72,999      903,728
    Reliance Steel & Aluminum Co...........................   771,739   60,905,642
*   Resolute Forest Products, Inc..........................   316,373    3,565,524
    Schnitzer Steel Industries, Inc., Class A..............   308,376    8,295,314
#   Schweitzer-Mauduit International, Inc..................   267,281    8,531,610
    Sonoco Products Co.....................................   248,343   13,554,561
    Stepan Co..............................................   173,573   14,335,394
#*  Summit Materials, Inc., Class A........................   601,525    8,120,587
*   SunCoke Energy, Inc....................................   691,910    7,749,392
#   Synalloy Corp..........................................    34,439      636,777
#*  TimkenSteel Corp.......................................   626,498    7,286,172
#*  Trecora Resources......................................    98,326    1,061,921
    Tredegar Corp..........................................   138,060    2,567,916
    Trinseo SA.............................................     7,917      426,568
#   Tronox, Ltd., Class A..................................   105,120    1,203,624
*   UFP Technologies, Inc..................................    17,943      619,392
    United States Lime & Minerals, Inc.....................    32,961    2,472,405
#   United States Steel Corp............................... 1,443,346   38,291,969
*   Universal Stainless & Alloy Products, Inc..............    60,398    1,186,217
#*  US Concrete, Inc.......................................   188,002    6,136,385
*   Verso Corp., Class A...................................   249,423    7,011,281
    Worthington Industries, Inc............................   197,561    8,273,855
                                                                      ------------
TOTAL MATERIALS............................................            604,415,543
                                                                      ------------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc...............................   197,460    3,858,368
#   Consolidated-Tomoka Land Co............................    28,859    1,671,513
    CorePoint Lodging, Inc.................................    70,606    1,155,820
#*  Forestar Group, Inc....................................    34,346      618,228
#*  FRP Holdings, Inc......................................    24,819    1,202,977
    Griffin Industrial Realty, Inc.........................    11,462      402,545
#*  Howard Hughes Corp. (The)..............................    39,469    4,401,583
    Jones Lang LaSalle, Inc................................     9,999    1,322,468
#   Kennedy-Wilson Holdings, Inc...........................   465,138    8,828,319
*   Rafael Holdings, Inc., Class B.........................   125,235    1,019,413
    RE/MAX Holdings, Inc., Class A.........................    84,194    3,148,014
#   Realogy Holdings Corp..................................   496,958    9,476,989
#*  St Joe Co. (The).......................................    16,178      245,744
*   Stratus Properties, Inc................................     4,030      116,266
#*  Tejon Ranch Co.........................................   190,031    3,610,589
#*  Trinity Place Holdings, Inc............................    27,774      148,313
                                                                      ------------
TOTAL REAL ESTATE..........................................             41,227,149
                                                                      ------------
UTILITIES -- (0.1%)
#*  AquaVenture Holdings, Ltd..............................     2,356       39,463
#   Consolidated Water Co., Ltd............................     9,240      113,652
    Genie Energy, Ltd., Class B............................   112,700      597,310

U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                Shares        Value+
                                                              ----------- ---------------
UTILITIES -- (Continued)
#     Ormat Technologies, Inc................................     195,848 $    10,021,542
#     TerraForm Power, Inc., Class A.........................       3,955          44,573
                                                                          ---------------
TOTAL UTILITIES..............................................                  10,816,540
                                                                          ---------------
TOTAL COMMON STOCKS..........................................              10,368,574,676
                                                                          ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
>>    Media General, Inc. Contingent Value Rights............     654,085          65,408
                                                                          ---------------
FINANCIALS -- (0.0%)
*>>   Capital Bank Corp. Contingent Value Rights.............         200               0
                                                                          ---------------
HEALTHCARE -- (0.0%)
*>>   Biocept, Inc. Warrant 08/02/2023.......................     366,740               0
                                                                          ---------------
INFORMATION TECHNOLOGY -- (0.0%)
*     SMTC Corp. Rights......................................      23,346          73,540
                                                                          ---------------
TOTAL RIGHTS/WARRANTS........................................                     138,948
                                                                          ---------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
#     GCI Liberty, Inc.......................................      24,003         587,113
                                                                          ---------------
HEALTHCARE -- (0.0%)
>>    Biocept, Inc...........................................       1,357         569,161
                                                                          ---------------
TOTAL PREFERRED STOCKS.......................................                   1,156,274
                                                                          ---------------
TOTAL INVESTMENT SECURITIES..................................              10,369,869,898
                                                                          ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money
      Market Fund 2.090%..................................... 108,517,318     108,517,318
                                                                          ---------------
SECURITIES LENDING COLLATERAL -- (11.4%)
@(S)  DFA Short Term Investment Fund......................... 116,307,885   1,345,682,235
                                                                          ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $10,359,178,056).........             $11,824,069,451
                                                                          ===============

As of October 31, 2018, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
S&P 500 (R) Emini Index.......    650     12/21/18  $90,230,077 $88,110,750  $(2,119,327)
                                                    ----------- -----------  -----------
Total Futures Contracts.......                      $90,230,077 $88,110,750  $(2,119,327)
                                                    =========== ===========  ===========

U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                Investments in Securities (Market Value)
                                                        -------------------------------------------------------
                                                            Level 1         Level 2     Level 3      Total
                                                        ---------------  -------------- ------- ---------------
Common Stocks
   Communication Services.............................. $   308,493,999              --   --    $   308,493,999
   Consumer Discretionary..............................   1,331,678,775              --   --      1,331,678,775
   Consumer Staples....................................     381,746,990              --   --        381,746,990
   Energy..............................................     956,862,996              --   --        956,862,996
   Financials..........................................   2,871,878,335  $       75,161   --      2,871,953,496
   Healthcare..........................................     615,614,091              --   --        615,614,091
   Industrials.........................................   2,070,921,674              --   --      2,070,921,674
   Information Technology..............................   1,174,743,101         100,322   --      1,174,843,423
   Materials...........................................     604,295,440         120,103   --        604,415,543
   Real Estate.........................................      41,227,149              --   --         41,227,149
   Utilities...........................................      10,816,540              --   --         10,816,540
Preferred Stocks
   Consumer Discretionary..............................         587,113              --   --            587,113
   Healthcare..........................................              --         569,161   --            569,161
Rights/Warrants
   Consumer Discretionary..............................              --          65,408   --             65,408
   Information Technology..............................          73,540              --   --             73,540
Temporary Cash Investments.............................     108,517,318              --   --        108,517,318
Securities Lending Collateral..........................              --   1,345,682,235   --      1,345,682,235
Futures Contracts**....................................      (2,119,327)             --   --         (2,119,327)
                                                        ---------------  --------------   --    ---------------
TOTAL.................................................. $10,475,337,734  $1,346,612,390   --    $11,821,950,124
                                                        ===============  ==============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares      Value+
                                                            --------- ------------
COMMON STOCKS -- (88.7%)
COMMUNICATION SERVICES -- (3.8%)
    A.H. Belo Corp., Class A...............................   142,107 $    649,429
*   Alaska Communications Systems Group, Inc...............     6,708        9,794
#   AMC Entertainment Holdings, Inc., Class A..............   448,422    8,636,608
    ATN International, Inc.................................   417,619   35,284,629
*   Ballantyne Strong, Inc.................................   271,493    1,096,832
    Beasley Broadcast Group, Inc., Class A.................    77,475      516,758
#*  Cars.com, Inc.......................................... 2,388,128   62,354,022
#*  Cincinnati Bell, Inc...................................    55,542      788,141
#   Consolidated Communications Holdings, Inc.............. 1,054,997   13,208,563
*   DHI Group, Inc.........................................   344,021      574,515
#   Emerald Expositions Events, Inc........................   337,677    4,936,838
*   Emmis Communications Corp., Class A....................    19,841       84,523
#   Entercom Communications Corp., Class A.................   353,518    2,294,332
    Entravision Communications Corp., Class A..............   787,119    3,888,368
#*  Eros International P.L.C...............................     1,179       11,766
#   EW Scripps Co. (The), Class A.......................... 1,909,484   32,117,521
#   Gannett Co., Inc....................................... 1,962,275   19,034,068
#*  Global Eagle Entertainment, Inc........................    19,649       51,087
#*  Gray Television, Inc................................... 2,201,307   38,104,624
*   Gray Television, Inc., Class A.........................    19,881      306,267
*   Harte-Hanks, Inc.......................................    81,157      444,740
#*  Hemisphere Media Group, Inc............................    70,349      947,601
#*  Iridium Communications, Inc............................ 2,112,924   41,857,025
#*  Liberty Latin America, Ltd., Class A...................   100,195    1,801,506
#*  Liberty Latin America, Ltd., Class C...................   229,804    4,138,770
*   Liberty TripAdvisor Holdings, Inc., Class A............   785,409   11,325,598
    Lions Gate Entertainment Corp., Class B................     1,100       19,569
    Marcus Corp. (The).....................................   592,664   23,125,749
#*  McClatchy Co. (The), Class A...........................    42,549      326,959
#*  Meet Group, Inc. (The).................................   475,573    2,097,277
#   Meredith Corp..........................................   313,780   16,178,497
#   New Media Investment Group, Inc........................ 1,684,465   23,666,733
#   Nexstar Media Group, Inc., Class A.....................   110,263    8,257,596
*   Reading International, Inc., Class A...................    72,141    1,047,487
#   Saga Communications, Inc., Class A.....................   158,359    5,548,899
    Salem Media Group, Inc.................................   189,480      558,966
    Scholastic Corp........................................ 1,253,811   54,390,321
#   Sinclair Broadcast Group, Inc., Class A................   641,686   18,377,887
    Spok Holdings, Inc.....................................   401,110    5,623,562
    Telephone & Data Systems, Inc.......................... 3,234,144   99,708,660
    Townsquare Media, Inc., Class A........................     7,408       51,115
    Tribune Media Co., Class A.............................   719,078   27,332,155
*   Tribune Publishing Co..................................    89,214    1,346,239
*   United States Cellular Corp............................   532,222   25,424,245
#*  Urban One, Inc.........................................     5,097       11,876
*   Zynga, Inc., Class A................................... 4,815,477   17,528,336
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            615,086,053
                                                                      ------------
CONSUMER DISCRETIONARY -- (11.7%)
*   1-800-Flowers.com, Inc., Class A.......................   155,030    1,620,063
    Aaron's, Inc........................................... 2,376,468  112,002,937
#   Abercrombie & Fitch Co., Class A....................... 1,197,262   23,586,061
#   Acushnet Holdings Corp.................................   224,349    5,480,846
#   Adient P.L.C...........................................   261,569    7,956,929
*   Adtalem Global Education, Inc.......................... 2,070,796  104,844,401

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    AMCON Distributing Co..................................     3,858 $   320,021
#*  American Axle & Manufacturing Holdings, Inc............ 2,765,150  41,947,325
    American Eagle Outfitters, Inc.........................   353,749   8,157,452
#*  American Outdoor Brands Corp........................... 1,814,453  24,821,717
*   American Public Education, Inc.........................   315,575  10,328,770
#*  Ascena Retail Group, Inc............................... 1,380,244   5,313,939
#*  Ascent Capital Group, Inc., Class A....................   189,443     181,865
#*  AutoNation, Inc........................................    68,437   2,770,330
*   Barnes & Noble Education, Inc..........................   736,649   4,206,266
    Bassett Furniture Industries, Inc......................   201,827   3,986,083
    BBX Capital Corp.......................................   908,860   5,316,831
*   Beazer Homes USA, Inc..................................    92,000     810,520
#   Bed Bath & Beyond, Inc................................. 5,721,973  78,619,909
#*  Belmond, Ltd., Class A................................. 2,660,718  45,551,492
#   Big 5 Sporting Goods Corp..............................     2,295       8,055
#*  Biglari Holdings, Inc., Class A........................     1,005     753,750
*   Biglari Holdings, Inc., Class B........................     1,725     245,813
#*  Bojangles', Inc........................................   307,128   4,855,694
#*  Boot Barn Holdings, Inc................................   427,042  10,539,397
*   Bridgepoint Education, Inc.............................   329,112   3,159,475
*   Build-A-Bear Workshop, Inc.............................   309,530   2,649,577
    Caleres, Inc...........................................   901,962  30,847,100
#   Callaway Golf Co.......................................   998,230  21,362,122
    Canterbury Park Holding Corp...........................    15,171     227,565
*   Career Education Corp..................................   130,083   1,870,594
    Carriage Services, Inc.................................   226,691   4,320,730
#   Cato Corp. (The), Class A..............................   620,755  11,968,156
*   Century Casinos, Inc...................................   107,623     671,568
#*  Century Communities, Inc...............................   923,810  19,603,248
#   Chico's FAS, Inc....................................... 2,304,627  17,676,489
#*  Christopher & Banks Corp...............................    17,507       9,804
    Citi Trends, Inc.......................................   306,990   7,776,057
#*  Conn's, Inc............................................   460,642  12,796,635
#*  Container Store Group, Inc. (The)......................   140,680     831,419
#   Cooper Tire & Rubber Co................................    31,216     964,262
*   Cooper-Standard Holdings, Inc..........................    47,418   4,393,278
#   Core-Mark Holding Co., Inc.............................   528,667  20,306,099
    Crown Crafts, Inc......................................   120,496     635,014
    CSS Industries, Inc....................................   227,094   2,984,015
    Culp, Inc..............................................    21,522     498,234
*   Deckers Outdoor Corp...................................   192,337  24,459,496
*   Del Frisco's Restaurant Group, Inc.....................   344,717   2,326,840
*   Del Taco Restaurants, Inc..............................   304,561   3,319,715
#*  Delta Apparel, Inc.....................................   189,257   3,609,131
#*  Destination Maternity Corp.............................     6,700      33,500
#   Dick's Sporting Goods, Inc............................. 1,113,311  39,377,810
#   Dillard's, Inc., Class A...............................   441,605  31,097,824
#*  Dixie Group, Inc. (The)................................     7,496       9,370
    Dover Motorsports, Inc.................................   319,398     686,706
#   DSW, Inc., Class A..................................... 1,263,338  33,541,624
*   El Pollo Loco Holdings, Inc............................   608,880   7,617,089
*   Emerson Radio Corp.....................................    66,041      95,099
    Escalade, Inc..........................................    30,091     352,065
#   Ethan Allen Interiors, Inc.............................    27,335     523,192
#*  Express, Inc...........................................    92,506     814,978
#   Flanigan's Enterprises, Inc............................     4,740     130,350
    Flexsteel Industries, Inc..............................   212,369   5,398,420
#*  Fossil Group, Inc......................................   317,393   6,890,602
#*  Francesca's Holdings Corp.............................. 1,193,103   3,627,033

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                              Shares     Value+
                                                            ---------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  FTD Cos., Inc..........................................    486,456 $   963,183
*   Full House Resorts, Inc................................    115,822     317,352
#   GameStop Corp., Class A................................     94,708   1,382,737
    Gaming Partners International Corp.....................     23,164     201,295
#*  GCI Liberty, Inc., Class A.............................     61,204   2,896,785
#*  Genesco, Inc...........................................     34,641   1,482,288
#*  G-III Apparel Group, Ltd...............................  1,341,754  53,482,314
    Graham Holdings Co., Class B...........................    108,364  62,964,902
#*  Green Brick Partners, Inc..............................    484,094   4,550,484
#   Group 1 Automotive, Inc................................    507,922  29,327,416
#   Guess?, Inc............................................  2,664,605  56,596,210
#*  Habit Restaurants, Inc. (The), Class A.................    105,855   1,344,358
#   Hamilton Beach Brands Holding Co., Class A.............    203,287   4,720,324
#   Haverty Furniture Cos., Inc............................    529,890  10,746,169
    Haverty Furniture Cos., Inc., Class A..................      5,701     115,588
#*  Hibbett Sports, Inc....................................     53,425     933,335
    Hooker Furniture Corp..................................    276,384   8,089,760
*   Houghton Mifflin Harcourt Co...........................    733,247   4,912,755
#   International Speedway Corp., Class A..................     73,450   2,755,109
*   J Alexander's Holdings, Inc............................    168,447   1,777,116
*   J. Jill, Inc...........................................    370,598   1,871,520
#*  JAKKS Pacific, Inc.....................................      4,069       9,806
#*  JC Penney Co., Inc.....................................  1,878,275   2,761,064
    Johnson Outdoors, Inc., Class A........................    163,651  12,324,557
*   K12, Inc...............................................    916,812  19,628,945
    KB Home................................................    378,883   7,566,294
#*  Kirkland's, Inc........................................    170,059   1,719,296
#*  Lakeland Industries, Inc...............................    145,170   1,907,534
#*  Laureate Education, Inc., Class A......................    232,700   3,464,903
*   Liberty Expedia Holdings, Inc., Class A................  1,199,675  52,089,888
#   Liberty Tax, Inc.......................................     46,658     503,906
    Lifetime Brands, Inc...................................    451,731   4,675,416
#   Lithia Motors, Inc., Class A...........................    211,186  18,812,449
*   Luby's, Inc............................................      7,004       9,666
#*  M/I Homes, Inc.........................................    692,910  16,747,635
#*  MarineMax, Inc.........................................    635,053  14,453,806
    Marriott Vacations Worldwide Corp......................    506,883  44,854,077
    McRae Industries, Inc., Class A........................      4,660     121,743
#   MDC Holdings, Inc......................................  1,837,416  51,631,390
#*  Meritage Homes Corp....................................  1,426,415  53,133,959
*   Modine Manufacturing Co................................  1,469,942  19,123,945
#*  Motorcar Parts of America, Inc.........................    206,698   4,377,864
    Movado Group, Inc......................................    480,454  18,502,284
#*  Nevada Gold & Casinos, Inc.............................     83,887     203,007
#*  New Home Co., Inc. (The)...............................    273,721   1,951,631
    Nobility Homes, Inc....................................      1,505      34,615
    Office Depot, Inc...................................... 19,826,443  50,755,694
    P&F Industries, Inc., Class A..........................     17,337     138,176
#*  Party City Holdco, Inc.................................        923       9,664
#   Penske Automotive Group, Inc...........................    457,154  20,288,495
#   Pier 1 Imports, Inc....................................      8,794      13,982
*   Playa Hotels & Resorts NV..............................    566,487   4,866,123
    QEP Co., Inc...........................................     40,516   1,081,777
    RCI Hospitality Holdings, Inc..........................    322,238   8,436,191
#*  Red Lion Hotels Corp...................................    592,084   6,471,478
#*  Red Robin Gourmet Burgers, Inc.........................        406      12,261
#*  Regis Corp.............................................  1,167,168  19,655,109
    Rocky Brands, Inc......................................    203,367   5,840,700
#*  Sequential Brands Group, Inc...........................      7,793      10,209

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
*   Shiloh Industries, Inc.................................   168,439 $    1,531,111
#   Shoe Carnival, Inc.....................................   426,845     17,385,397
#   Signet Jewelers, Ltd................................... 1,122,217     62,900,263
#   Sonic Automotive, Inc., Class A........................   219,630      3,979,696
    Speedway Motorsports, Inc.............................. 1,085,972     16,865,145
#   Stage Stores, Inc......................................    16,715         28,583
#   Standard Motor Products, Inc...........................   160,834      8,702,728
#   Strattec Security Corp.................................    91,805      3,093,828
    Superior Group of Cos, Inc.............................   217,311      3,779,038
#   Superior Industries International, Inc.................    25,750        253,122
*   Sypris Solutions, Inc..................................     7,678          9,521
*   Taylor Morrison Home Corp., Class A.................... 3,908,564     64,647,649
    Thor Industries, Inc...................................    23,312      1,623,448
    Tilly's, Inc., Class A.................................   403,411      7,156,511
*   TopBuild Corp..........................................   838,256     38,241,239
    Tower International, Inc...............................   126,190      3,746,581
*   Trans World Entertainment Corp.........................    11,990         11,750
#*  TravelCenters of America LLC...........................   481,337      2,243,030
#*  TRI Pointe Group, Inc.................................. 4,629,137     55,086,730
#*  Tuesday Morning Corp...................................   553,538      1,688,291
*   Unifi, Inc.............................................   336,161      7,694,725
#*  Universal Electronics, Inc.............................   173,336      5,420,217
*   Universal Technical Institute, Inc.....................    12,444         32,728
*   Urban Outfitters, Inc..................................     1,888         74,500
#*  Vera Bradley, Inc......................................   975,024     12,860,567
*   Vista Outdoor, Inc.....................................   449,377      5,617,212
*   VOXX International Corp................................   212,980      1,086,198
    Weyco Group, Inc.......................................    78,259      2,476,115
#*  William Lyon Homes, Class A............................ 1,024,548     13,892,871
#   Winnebago Industries, Inc..............................   249,563      6,877,956
#*  Zumiez, Inc............................................   677,984     15,769,908
                                                                      --------------
TOTAL CONSUMER DISCRETIONARY...............................            1,918,085,948
                                                                      --------------
CONSUMER STAPLES -- (3.5%)
    Andersons, Inc. (The)..................................   572,076     20,594,736
*   Bridgford Foods Corp...................................    35,256        597,589
#*  CCA Industries, Inc....................................    24,840         69,304
#*  Central Garden & Pet Co................................   108,703      3,530,673
*   Central Garden & Pet Co., Class A......................   660,336     19,578,962
*   Coffee Holding Co., Inc................................     1,109          4,824
#*  Darling Ingredients, Inc............................... 5,729,476    118,370,974
#   Dean Foods Co.......................................... 1,903,992     15,212,896
#*  Edgewell Personal Care Co..............................   230,723     11,070,090
#   Fresh Del Monte Produce, Inc........................... 1,770,979     58,495,436
#*  Hostess Brands, Inc.................................... 2,534,524     26,359,050
    Ingles Markets, Inc., Class A..........................   293,230      9,658,996
*   Landec Corp............................................   735,427     10,067,996
    Mannatech, Inc.........................................    15,194        246,143
#*  Natural Alternatives International, Inc................   175,612      1,664,802
#*  Natural Grocers by Vitamin Cottage, Inc................   244,314      4,426,970
*   Nature's Sunshine Products, Inc........................     2,660         23,541
    Oil-Dri Corp. of America...............................    78,898      2,440,315
#*  Orchids Paper Products Co..............................     6,041          9,424
#*  Pyxus International, Inc...............................   196,490      4,664,673
#   Sanderson Farms, Inc...................................   413,109     40,645,794
#   Seaboard Corp..........................................    18,207     70,370,055
*   Seneca Foods Corp., Class A............................   195,294      6,177,149
*   Seneca Foods Corp., Class B............................    24,020        762,635
*   Simply Good Foods Co. (The)............................    77,028      1,460,451

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                              Shares      Value+
                                                            ---------- ------------
CONSUMER STAPLES -- (Continued)
#*  Smart & Final Stores, Inc..............................    226,205 $  1,142,335
    SpartanNash Co.........................................    818,651   14,612,920
    Spectrum Brands Holdings, Inc..........................     20,518    1,332,644
#*  TreeHouse Foods, Inc...................................     61,198    2,788,181
#*  United Natural Foods, Inc..............................  1,501,319   32,623,662
    Universal Corp.........................................    800,615   54,329,734
#   Village Super Market, Inc., Class A....................    215,461    5,308,959
#   Weis Markets, Inc......................................    625,174   28,851,780
                                                                       ------------
TOTAL CONSUMER STAPLES.....................................             567,493,693
                                                                       ------------
ENERGY -- (10.2%)
    Adams Resources & Energy, Inc..........................    113,508    4,602,749
#*  Alta Mesa Resources, Inc., Class A.....................    505,976    1,593,824
    Archrock, Inc..........................................  3,440,066   35,295,077
#*  Ardmore Shipping Corp..................................    611,524    3,950,445
#*  Barnwell Industries, Inc...............................     64,541      106,493
#*  Basic Energy Services, Inc.............................  1,353,943   10,520,137
#*  Bonanza Creek Energy, Inc..............................    356,150    9,170,863
#*  Callon Petroleum Co....................................  6,666,932   66,469,312
#*  Clean Energy Fuels Corp................................  1,702,925    3,763,464
#*  Cloud Peak Energy, Inc.................................      5,559        9,506
*   CNX Resources Corp.....................................  4,732,141   74,058,007
*   CONSOL Energy, Inc.....................................    413,673   16,480,732
#*  Contango Oil & Gas Co..................................    213,181    1,076,564
#*  Dawson Geophysical Co..................................     55,159      309,442
#   Delek US Holdings, Inc.................................  1,377,432   50,579,303
#*  Denbury Resources, Inc.................................    407,994    1,407,579
#   DHT Holdings, Inc......................................    680,289    3,421,854
#*  Diamond Offshore Drilling, Inc.........................    376,326    5,336,303
#*  Dorian LPG, Ltd........................................  1,239,541    9,854,351
#*  Dril-Quip, Inc.........................................    682,484   29,046,519
#*  Earthstone Energy, Inc., Class A.......................     58,036      477,636
#*  Eclipse Resources Corp.................................      8,475        9,662
#   EnLink Midstream LLC...................................    519,155    6,749,015
#   Ensco P.L.C., Class A..................................  9,849,782   70,327,444
*   Era Group, Inc.........................................    217,725    2,464,647
*   Exterran Corp..........................................  1,185,868   24,772,783
#*  Extraction Oil & Gas, Inc..............................  2,811,158   22,461,152
#   GasLog, Ltd............................................  1,214,078   24,840,036
#   Green Plains, Inc......................................    947,051   16,137,749
    Gulf Island Fabrication, Inc...........................     68,269      580,287
#*  Gulfport Energy Corp...................................  1,863,118   16,973,005
#*  Halcon Resources Corp..................................  2,493,829    8,279,512
    Hallador Energy Co.....................................    166,818    1,094,326
#*  Helix Energy Solutions Group, Inc......................  2,887,730   24,603,460
#*  HighPoint Resources Corp...............................  3,636,431   13,527,523
#*  Hornbeck Offshore Services, Inc........................      2,376        7,484
#*  Independence Contract Drilling, Inc....................    515,180    2,065,872
#*  International Seaways, Inc.............................    224,633    4,831,856
#*  Jones Energy, Inc., Class A............................     60,562      193,193
*   KLX Energy Services Holdings, Inc......................    440,351   12,721,740
#*  Laredo Petroleum, Inc..................................  2,914,649   15,272,761
#*  Lonestar Resources US, Inc., Class A...................    215,249    1,655,265
*   Matrix Service Co......................................    622,949   12,664,553
#*  McDermott International, Inc...........................  1,148,494    8,877,859
*   Midstates Petroleum Co., Inc...........................      1,278        9,214
*   Mitcham Industries, Inc................................    101,273      405,092
#   Nabors Industries, Ltd................................. 11,825,862   58,774,534
    NACCO Industries, Inc., Class A........................    143,031    4,940,291

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
ENERGY -- (Continued)
*   Natural Gas Services Group, Inc........................   367,919 $    7,100,837
#*  NCS Multistage Holdings, Inc...........................    48,371        546,592
#*  Newpark Resources, Inc................................. 1,058,659      8,691,590
#*  Noble Corp. P.L.C...................................... 1,149,999      5,772,995
#*  Oasis Petroleum, Inc................................... 7,610,436     76,560,986
#*  Oceaneering International, Inc.........................   931,777     17,647,856
#*  Oil States International, Inc.......................... 1,677,158     37,350,309
*   Overseas Shipholding Group, Inc., Class A.............. 1,341,935      4,213,676
#*  Pacific Ethanol, Inc...................................     6,984         11,454
#*  Par Pacific Holdings, Inc..............................   181,511      3,209,114
#*  Parker Drilling Co.....................................   163,545        408,863
    Patterson-UTI Energy, Inc.............................. 2,108,806     35,090,532
#   PBF Energy, Inc., Class A.............................. 1,992,378     83,381,019
#*  PDC Energy, Inc........................................ 1,143,371     48,536,099
#*  PHI, Inc...............................................     1,686         13,960
#*  PHI, Inc. Non-Voting...................................     3,514         27,374
*   Pioneer Energy Services Corp...........................   453,530      1,346,984
*   QEP Resources, Inc..................................... 7,197,405     64,128,879
#   Range Resources Corp................................... 2,063,307     32,703,416
#*  Renewable Energy Group, Inc............................   477,137     14,829,418
#*  REX American Resources Corp............................   177,179     13,141,366
#*  Ring Energy, Inc.......................................   848,942      6,052,956
#*  Rowan Cos. P.L.C., Class A............................. 3,318,743     52,801,201
#*  SandRidge Energy, Inc..................................   280,117      2,507,047
#   Scorpio Tankers, Inc................................... 9,635,046     17,246,732
#*  SEACOR Holdings, Inc...................................   513,108     24,624,053
#*  SEACOR Marine Holdings, Inc............................   258,945      4,733,515
#*  Select Energy Services, Inc., Class A..................   334,345      3,196,338
#   SemGroup Corp., Class A................................ 3,069,858     56,761,674
#   Ship Finance International, Ltd........................ 1,116,411     13,955,138
*   SilverBow Resources, Inc...............................    50,809      1,334,244
#   SM Energy Co........................................... 2,992,771     72,844,046
#*  Smart Sand, Inc........................................     3,525          9,764
#*  Southwestern Energy Co................................. 8,552,726     45,671,557
#*  SRC Energy, Inc........................................ 4,363,766     30,895,463
#*  Superior Energy Services, Inc.......................... 1,406,506     11,012,942
#   Teekay Corp............................................     1,702         11,284
#   Teekay Tankers, Ltd., Class A..........................     9,624         10,683
#*  TETRA Technologies, Inc................................ 1,272,539      3,779,441
#*  Unit Corp.............................................. 1,215,895     28,123,651
#   US Silica Holdings, Inc................................ 1,319,090     18,467,260
#*  Whiting Petroleum Corp.................................   948,546     35,380,766
#*  WildHorse Resource Development Corp....................   571,560     12,122,788
    World Fuel Services Corp............................... 2,670,928     85,469,696
                                                                      --------------
TOTAL ENERGY...............................................            1,664,496,033
                                                                      --------------
FINANCIALS -- (23.3%)
#   1st Constitution Bancorp...............................    54,384      1,099,644
    1st Source Corp........................................   599,672     27,938,718
    Access National Corp...................................    97,950      2,543,762
    ACNB Corp..............................................       350         14,035
*   Ambac Financial Group, Inc.............................   827,961     17,039,437
    American Equity Investment Life Holding Co............. 3,187,525     99,514,530
#   American National Insurance Co.........................   110,087     13,567,122
    American River Bankshares..............................   146,710      2,246,130
    AmeriServ Financial, Inc...............................   328,767      1,393,972
#   AmTrust Financial Services, Inc........................   579,473      8,309,643
*   Anchor Bancorp, Inc....................................       600         15,324
    Argo Group International Holdings, Ltd................. 1,245,707     76,748,008

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Aspen Insurance Holdings, Ltd.......................... 1,170,272 $49,010,991
    Associated Banc-Corp................................... 3,660,040  84,839,727
#   Associated Capital Group, Inc., Class A................     1,231      47,714
    Assured Guaranty, Ltd..................................   104,388   4,173,432
    Asta Funding, Inc......................................    27,927     106,681
    Atlantic American Corp.................................   238,675     651,583
*   Atlantic Capital Bancshares, Inc.......................    79,275   1,194,674
*   Atlanticus Holdings Corp...............................   163,594     539,860
#   Banc of California, Inc................................ 1,015,935  16,204,163
#   Bancorp of New Jersey, Inc.............................       441       6,522
*   Bancorp, Inc. (The)....................................    95,995   1,007,948
#   BancorpSouth Bank......................................   211,701   6,075,819
    Bank of Commerce Holdings..............................   109,044   1,301,985
#   Bank OZK...............................................   268,812   7,354,696
    BankFinancial Corp.....................................   521,543   7,364,187
    BankUnited, Inc........................................   153,201   5,070,953
    Bankwell Financial Group, Inc..........................     1,273      38,597
    Banner Corp............................................   905,968  52,383,070
    Bar Harbor Bankshares..................................    87,944   2,248,728
*   Baycom Corp............................................    18,854     456,078
    BCB Bancorp, Inc.......................................   109,670   1,364,295
    Beneficial Bancorp, Inc................................ 1,624,007  25,383,229
*   Berkshire Bancorp, Inc.................................     4,650      61,031
#   Berkshire Hills Bancorp, Inc........................... 1,342,894  44,812,373
*   Blucora, Inc........................................... 1,168,611  33,796,230
    Blue Hills Bancorp, Inc................................   387,458   8,992,900
*   BNCCORP, Inc...........................................    28,507     727,499
#   Boston Private Financial Holdings, Inc.................   399,596   5,394,546
#   Bridge Bancorp, Inc....................................    40,844   1,213,067
#   Brookline Bancorp, Inc................................. 2,032,234  31,499,627
    C&F Financial Corp.....................................    41,502   2,014,922
#   Cadence BanCorp........................................   538,883  11,887,759
#   California First National Bancorp......................   101,604   1,668,338
    Camden National Corp...................................    31,388   1,272,783
*   Cannae Holdings, Inc...................................   684,229  12,637,710
    Capital City Bank Group, Inc...........................   153,360   3,634,632
#   Capitol Federal Financial, Inc......................... 2,558,973  31,756,855
    Capstar Financial Holdings, Inc........................    35,558     525,547
    Carolina Financial Corp................................    33,795   1,118,277
#   Cathay General Bancorp.................................   635,543  23,940,905
    CenterState Banks Corp.................................    52,697   1,295,292
    Central Pacific Financial Corp.........................    22,010     595,150
    Central Valley Community Bancorp.......................   101,264   2,049,583
    Century Bancorp, Inc., Class A.........................    21,293   1,599,530
#   Chemical Financial Corp................................   709,258  33,235,830
    Chemung Financial Corp.................................     7,892     343,065
#   Citizens Community Bancorp, Inc........................    42,530     542,258
#   Citizens First Corp....................................     5,422     135,442
#   Civista Bancshares, Inc................................    52,428   1,214,232
    CNO Financial Group, Inc............................... 4,510,009  85,239,170
    Codorus Valley Bancorp, Inc............................    50,230   1,318,535
    Colony Bankcorp, Inc...................................    12,037     200,055
    Columbia Banking System, Inc...........................   136,712   5,070,648
    Community Trust Bancorp, Inc...........................   198,750   9,045,112
    Community West Bancshares..............................    23,717     261,836
    ConnectOne Bancorp, Inc................................   537,699  11,146,500
#*  Consumer Portfolio Services, Inc.......................   305,961   1,196,308
#*  Cowen, Inc.............................................   390,593   5,780,776
*   Customers Bancorp, Inc.................................   784,359  16,071,516

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Dime Community Bancshares, Inc.........................   769,633 $12,406,484
    Donegal Group, Inc., Class A...........................   260,543   3,499,092
    Donegal Group, Inc., Class B...........................    54,141     693,546
    EMC Insurance Group, Inc...............................   498,111  11,939,721
    Employers Holdings, Inc................................   820,016  37,687,935
#*  Encore Capital Group, Inc..............................       429      10,901
*   Enstar Group, Ltd......................................    28,319   5,142,730
*   Entegra Financial Corp.................................    11,572     262,569
*   Equity Bancshares, Inc., Class A.......................    57,223   2,065,178
    ESSA Bancorp, Inc......................................   182,988   2,955,256
#*  EZCORP, Inc., Class A.................................. 1,326,417  13,184,585
    FBL Financial Group, Inc., Class A.....................   754,770  52,064,035
    Federal Agricultural Mortgage Corp., Class A...........     2,021     128,920
    Federal Agricultural Mortgage Corp., Class C...........   236,753  16,534,830
    FedNat Holding Co......................................   173,948   3,745,100
#   Fidelity Southern Corp.................................   314,940   7,312,907
    Financial Institutions, Inc............................   405,924  11,589,130
*   First Acceptance Corp..................................   678,163     779,887
    First Bancorp..........................................    34,346   1,267,024
#*  First BanCorp.......................................... 6,778,352  62,564,189
    First Bancorp of Indiana, Inc..........................     5,430     105,858
*   First Bancshares, Inc..................................    17,709     249,963
#   First Bank.............................................    39,274     466,575
    First Busey Corp.......................................   243,654   6,802,820
    First Business Financial Services, Inc.................    97,583   2,042,412
#   First Commonwealth Financial Corp...................... 1,862,779  25,147,516
    First Community Bankshares, Inc........................   269,572   9,308,321
    First Defiance Financial Corp..........................   465,333  12,666,364
#   First Financial Bancorp................................   910,675  23,832,365
    First Financial Corp...................................   130,526   5,985,922
    First Financial Northwest, Inc.........................   276,401   4,176,419
#*  First Foundation, Inc..................................   125,689   2,037,419
    First Hawaiian, Inc....................................   114,247   2,831,041
    First Internet Bancorp.................................   109,327   2,817,357
    First Interstate BancSystem, Inc., Class A.............   252,450  10,466,577
    First Merchants Corp...................................   161,257   6,709,904
    First Mid-Illinois Bancshares, Inc.....................    34,830   1,298,462
    First Midwest Bancorp, Inc............................. 1,772,439  40,695,199
*   First Northwest Bancorp................................    94,833   1,384,562
    First of Long Island Corp. (The).......................    27,212     549,955
    First United Corp......................................    84,248   1,516,464
#*  Flagstar Bancorp, Inc.................................. 1,604,192  49,393,072
    Flushing Financial Corp................................   598,624  13,582,779
#   FNB Corp...............................................   739,416   8,747,291
#*  Franklin Financial Network, Inc........................    60,073   2,036,475
#   FS Bancorp, Inc........................................     8,616     388,926
    Fulton Financial Corp.................................. 5,447,498  87,214,443
#   GAIN Capital Holdings, Inc.............................   332,355   2,539,192
    GAMCO Investors, Inc., Class A.........................    10,589     217,280
*   Genworth Financial, Inc., Class A...................... 4,508,469  19,296,247
    Global Indemnity, Ltd..................................   279,120   9,992,496
    Great Southern Bancorp, Inc............................    48,527   2,627,737
#   Great Western Bancorp, Inc.............................   570,153  20,896,107
#*  Greenlight Capital Re, Ltd., Class A...................       928      10,756
    Guaranty Bancshares, Inc...............................     4,761     141,973
    Guaranty Federal Bancshares, Inc.......................    32,452     782,742
*   Hallmark Financial Services, Inc.......................   467,662   5,209,755
    Hancock Whitney Corp...................................   755,553  31,703,004
    Hanmi Financial Corp...................................   255,492   5,360,222

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
FINANCIALS -- (Continued)
    Hanover Insurance Group, Inc. (The)....................   754,117 $ 83,993,551
    Harleysville Financial Corp............................     5,124      120,414
    Hawthorn Bancshares, Inc...............................    34,299      802,597
#   Heritage Insurance Holdings, Inc.......................   289,367    4,039,563
#   Hilltop Holdings, Inc.................................. 1,307,737   26,023,966
*   HMN Financial, Inc.....................................   101,761    2,085,083
    Home Bancorp, Inc......................................    26,980    1,072,185
#   Home BancShares, Inc...................................    87,143    1,659,203
#*  HomeStreet, Inc........................................   679,649   17,657,281
*   HomeTrust Bancshares, Inc..............................   221,289    6,032,338
#   Hope Bancorp, Inc...................................... 2,269,242   32,858,624
    HopFed Bancorp, Inc....................................    75,218    1,154,596
    Horace Mann Educators Corp............................. 1,026,493   40,320,645
#*  Howard Bancorp, Inc....................................    15,094      240,146
    IBERIABANK Corp........................................   733,167   54,613,610
    Independence Holding Co................................    35,623    1,289,909
#   Independent Bank Group, Inc............................   596,844   34,563,236
    International Bancshares Corp.......................... 1,438,212   55,658,804
    Investar Holding Corp..................................     1,021       26,638
    Investors Bancorp, Inc.................................   337,922    3,777,968
    Investors Title Co.....................................    42,456    7,726,992
#   Kearny Financial Corp.................................. 2,544,397   32,924,497
    Kemper Corp............................................ 1,886,178  141,821,724
    Lake Shore Bancorp, Inc................................       697       10,804
#   Lakeland Bancorp, Inc..................................   527,659    8,690,544
    Landmark Bancorp, Inc..................................    31,110      847,748
    LCNB Corp..............................................    73,900    1,255,561
#   Legg Mason, Inc........................................   352,024    9,934,117
    Mackinac Financial Corp................................   136,784    2,133,830
#*  Magyar Bancorp, Inc....................................    36,773      467,017
#   Maiden Holdings, Ltd...................................     3,889       13,650
*   Malvern Bancorp, Inc...................................     6,585      133,741
    Marlin Business Services Corp..........................   277,188    7,367,657
    MB Financial, Inc...................................... 1,968,564   87,384,556
#*  MBIA, Inc.............................................. 1,891,634   18,727,177
    MBT Financial Corp.....................................   270,266    3,083,735
    Mercantile Bank Corp...................................   339,969   10,797,415
#   Mercury General Corp...................................    85,659    5,080,435
    Meridian Bancorp, Inc..................................   182,693    2,893,857
    Middlefield Banc Corp..................................     7,559      350,889
#   Midland States Bancorp, Inc............................   168,040    4,532,039
#   MidSouth Bancorp, Inc..................................    57,952      769,603
    MidWestOne Financial Group, Inc........................    94,152    2,712,519
#*  Mr Cooper Group, Inc...................................   601,436    8,714,808
    MSB Financial Corp.....................................     2,918       54,713
    MutualFirst Financial, Inc.............................    95,550    3,392,981
    National Bank Holdings Corp., Class A..................   448,551   15,143,082
    National Security Group, Inc. (The)....................    11,290      160,883
    National Western Life Group, Inc., Class A.............    84,857   22,850,293
    Navient Corp........................................... 1,773,361   20,535,520
    Navigators Group, Inc. (The)...........................   913,659   63,179,520
#   NBT Bancorp, Inc.......................................    53,027    1,934,955
#   Nelnet, Inc., Class A..................................   923,392   51,977,736
>>  NewStar Financial, Inc.................................   667,031      173,128
*   Nicholas Financial, Inc................................   189,179    2,156,641
#*  Nicolet Bankshares, Inc................................    36,632    1,956,149
#   Northeast Bancorp......................................    95,079    1,788,436
    Northeast Community Bancorp, Inc.......................    10,981      139,459
#   Northfield Bancorp, Inc................................   892,986   11,760,626

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Northrim BanCorp, Inc..................................   176,724 $ 6,720,814
#   Northwest Bancshares, Inc.............................. 2,661,782  42,961,161
    OceanFirst Financial Corp..............................   623,593  15,789,375
#   OFG Bancorp............................................ 1,112,562  19,013,685
#   Old Line Bancshares, Inc...............................    15,969     478,112
#   Old National Bancorp................................... 4,656,070  83,110,849
*   OneMain Holdings, Inc..................................   892,620  25,457,522
    Oppenheimer Holdings, Inc., Class A....................   146,453   4,504,894
#   Opus Bank..............................................   974,018  18,496,602
#   Oritani Financial Corp.................................   888,842  12,985,982
    Orrstown Financial Services, Inc.......................    29,577     599,230
#*  Pacific Premier Bancorp, Inc...........................   210,828   6,162,502
    Parke Bancorp, Inc.....................................    40,343     796,371
    Patriot National Bancorp, Inc..........................     7,682     156,713
#   PB Bancorp, Inc........................................     3,118      34,423
#   PCSB Financial Corp....................................    52,269     978,476
    Peapack Gladstone Financial Corp.......................   180,757   4,878,631
    Penns Woods Bancorp, Inc...............................    11,853     480,047
#   Peoples Bancorp of North Carolina, Inc.................    38,819   1,080,721
    Peoples Bancorp, Inc...................................   515,487  17,645,120
#   Peoples Financial Services Corp........................    10,744     457,802
#   People's United Financial, Inc.........................   126,843   1,986,361
    Popular, Inc...........................................   868,639  45,177,914
#*  PRA Group, Inc.........................................   688,567  21,235,406
    Premier Financial Bancorp, Inc.........................   272,552   4,835,072
#   ProAssurance Corp......................................   186,309   8,182,691
#   Protective Insurance Corp., Class A....................     2,134      45,689
    Protective Insurance Corp., Class B....................   354,606   8,173,668
    Provident Financial Holdings, Inc......................   199,481   3,451,021
    Provident Financial Services, Inc...................... 2,236,297  54,565,647
    Prudential Bancorp, Inc................................    25,237     453,509
#   RBB Bancorp............................................    45,536     982,667
*   Regional Management Corp...............................   309,088   8,920,280
    Renasant Corp..........................................   696,183  24,282,863
    Republic Bancorp, Inc., Class A........................   107,877   4,840,441
    Riverview Bancorp, Inc.................................   474,844   4,021,929
    S&T Bancorp, Inc.......................................   239,551   9,608,391
    Safety Insurance Group, Inc............................   222,011  18,489,076
    Salisbury Bancorp, Inc.................................     3,107     124,591
    Sandy Spring Bancorp, Inc..............................   763,061  27,126,819
    SB Financial Group, Inc................................    38,695     701,540
#   SB One Bancorp.........................................    24,058     580,520
*   Security National Financial Corp., Class A.............    17,700     100,890
#   Selective Insurance Group, Inc......................... 1,260,196  81,723,711
    Shore Bancshares, Inc..................................   125,271   2,019,369
    SI Financial Group, Inc................................    94,172   1,246,837
    Sierra Bancorp.........................................   290,444   7,908,790
#   Simmons First National Corp., Class A.................. 1,281,918  34,329,764
*   SmartFinancial, Inc....................................    31,789     646,588
    South State Corp.......................................   200,345  13,557,346
    Southern Missouri Bancorp, Inc.........................     1,230      41,414
    Southern National Bancorp of Virginia, Inc.............   116,334   1,757,807
    Southwest Georgia Financial Corp.......................     1,652      38,450
#   State Auto Financial Corp..............................   840,419  26,716,920
#   Sterling Bancorp....................................... 1,152,773  20,726,859
    Stewart Information Services Corp......................   338,640  13,979,059
    Stifel Financial Corp..................................   659,271  30,141,870
    Summit State Bank......................................    10,697     149,758
    TCF Financial Corp..................................... 2,859,506  59,706,485

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
FINANCIALS -- (Continued)
    Territorial Bancorp, Inc...............................   115,903 $    3,157,198
#*  Third Point Reinsurance, Ltd........................... 2,283,667     25,257,357
    Timberland Bancorp, Inc................................   151,297      4,390,639
    Tiptree, Inc...........................................   853,547      5,027,392
    Towne Bank.............................................    52,735      1,483,436
    TriCo Bancshares.......................................    95,459      3,438,433
#   Trustmark Corp......................................... 1,742,257     53,661,516
    Two River Bancorp......................................    40,240        624,122
    UMB Financial Corp.....................................    20,981      1,339,637
*   Unico American Corp....................................   140,762        917,768
#   Union Bankshares Corp.................................. 1,589,391     54,261,809
    United Bancshares, Inc.................................     9,093        197,773
#   United Bankshares, Inc................................. 1,058,474     35,109,583
    United Community Banks, Inc............................   201,754      5,017,622
    United Community Financial Corp........................   168,970      1,546,076
    United Financial Bancorp, Inc.......................... 1,326,512     20,494,610
    United Fire Group, Inc.................................   792,339     42,651,608
    United Security Bancshares.............................    49,647        532,216
    Unity Bancorp, Inc.....................................    66,323      1,404,058
    Univest Corp. of Pennsylvania..........................   430,048     10,733,998
#   Valley National Bancorp................................ 3,252,281     32,457,764
#*  Veritex Holdings, Inc..................................   148,225      3,492,181
*   Victory Capital Holdings, Inc., Class A................    40,283        314,207
#   Virtus Investment Partners, Inc........................    59,488      5,909,538
#   Waddell & Reed Financial, Inc., Class A................    74,364      1,418,121
#   Washington Federal, Inc................................ 2,970,485     83,648,858
    Waterstone Financial, Inc..............................   509,714      8,328,727
    WesBanco, Inc.......................................... 1,248,924     50,081,852
#   Western New England Bancorp, Inc.......................   620,166      6,226,467
#   White Mountains Insurance Group, Ltd...................    28,307     25,098,968
    Wintrust Financial Corp................................   223,961     17,052,391
#*  World Acceptance Corp..................................   126,354     12,823,667
    WVS Financial Corp.....................................     1,740         23,490
                                                                      --------------
TOTAL FINANCIALS...........................................            3,824,676,607
                                                                      --------------
HEALTHCARE -- (4.3%)
#*  Acadia Healthcare Co., Inc............................. 1,756,727     72,904,171
#   Aceto Corp.............................................   619,604      1,270,188
#*  Allscripts Healthcare Solutions, Inc................... 1,738,418     20,704,558
#*  AMAG Pharmaceuticals, Inc..............................   326,494      7,019,621
#*  American Shared Hospital Services......................    87,469        275,527
#*  Amneal Pharmaceuticals, Inc............................   194,152      3,582,104
*   AngioDynamics, Inc..................................... 1,048,001     21,410,660
#*  Applied Genetic Technologies Corp......................    19,272        121,028
#*  Assertio Therapeutics, Inc............................. 1,746,947      8,481,428
#*  Avanos Medical, Inc....................................   820,752     46,454,563
#*  Brookdale Senior Living, Inc........................... 1,269,661     11,338,073
#*  Community Health Systems, Inc..........................   501,625      1,585,135
*   Concert Pharmaceuticals, Inc...........................   135,188      2,017,005
    CONMED Corp............................................   337,495     22,757,288
*   Cross Country Healthcare, Inc..........................   461,948      4,079,001
#*  Cumberland Pharmaceuticals, Inc........................     3,984         21,514
    Digirad Corp...........................................   269,340        335,328
#*  Diplomat Pharmacy, Inc.................................   216,102      4,287,464
#*  Emergent BioSolutions, Inc.............................    14,060        860,331
#*  Endo International P.L.C...............................   286,113      4,846,754
*   Five Star Senior Living, Inc...........................    13,548          9,484
*   FONAR Corp.............................................    61,832      1,529,724
*   Hanger, Inc............................................   185,300      3,457,698

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
*   Harvard Bioscience, Inc................................     1,524 $      6,035
*   Integer Holdings Corp..................................   783,757   58,366,384
#   Invacare Corp..........................................   505,675    6,533,321
    Kewaunee Scientific Corp...............................    70,953    2,029,256
*   Lannett Co., Inc.......................................    50,900      186,294
#*  LHC Group, Inc.........................................   316,411   28,929,458
#*  LifePoint Health, Inc.................................. 1,220,067   79,133,546
*   LivaNova P.L.C.........................................       644       72,122
*   Magellan Health, Inc...................................   764,562   49,742,404
#*  Mallinckrodt P.L.C..................................... 2,606,501   65,318,915
*   MEDNAX, Inc............................................     4,191      173,046
*   Misonix, Inc...........................................   105,611    1,753,143
#*  Myriad Genetics, Inc...................................   391,849   17,644,960
    National HealthCare Corp...............................   156,021   12,408,350
#   Owens & Minor, Inc.....................................   742,240    5,863,696
#   Patterson Cos., Inc....................................   645,179   14,568,142
#*  PDL BioPharma, Inc..................................... 2,581,372    6,427,616
#*  Prestige Consumer Healthcare, Inc...................... 1,534,854   55,500,321
*   Providence Service Corp. (The).........................    15,050      994,655
#*  Quorum Health Corp.....................................   132,482      527,278
*   RTI Surgical, Inc...................................... 1,157,309    5,300,475
*   Select Medical Holdings Corp........................... 1,820,514   30,184,122
#*  Surgery Partners, Inc..................................    55,655      756,351
#*  Syneos Health, Inc.....................................    94,337    4,304,597
*   Taro Pharmaceutical Industries, Ltd....................     7,122      708,710
#*  Triple-S Management Corp., Class B.....................   646,667   11,096,806
                                                                      ------------
TOTAL HEALTHCARE...........................................            697,878,650
                                                                      ------------
INDUSTRIALS -- (16.3%)
    AAR Corp............................................... 1,043,425   49,646,161
#   ABM Industries, Inc.................................... 1,217,203   37,428,992
    ACCO Brands Corp....................................... 3,391,839   27,372,141
#   Acme United Corp.......................................     4,447       77,200
*   Aegion Corp............................................   994,130   19,246,357
*   AeroCentury Corp.......................................    31,474      452,911
#   Air Lease Corp.........................................   642,280   24,470,868
#   Aircastle, Ltd......................................... 3,059,388   59,443,909
    Alamo Group, Inc.......................................   209,225   17,934,767
*   Alpha Pro Tech, Ltd....................................    97,103      330,150
#*  Ameresco, Inc., Class A................................   403,954    6,612,727
    American Railcar Industries, Inc.......................   444,443   31,071,010
#*  American Woodmark Corp.................................    79,809    4,823,656
*   AMREP Corp.............................................     7,729       51,475
    Apogee Enterprises, Inc................................    11,422      412,334
*   ARC Document Solutions, Inc............................    21,570       49,180
#   ArcBest Corp...........................................   801,560   29,753,907
#   Argan, Inc.............................................   278,473   12,258,381
*   Armstrong Flooring, Inc................................   478,396    7,439,058
*   Arotech Corp...........................................   738,002    2,036,886
#   Astec Industries, Inc..................................   589,571   22,173,765
#*  Atlas Air Worldwide Holdings, Inc......................   800,059   41,299,046
#*  Avalon Holdings Corp., Class A.........................    12,840       40,446
    AZZ, Inc...............................................   118,307    5,246,915
    Barnes Group, Inc...................................... 1,069,738   60,547,171
#*  Beacon Roofing Supply, Inc............................. 1,123,614   31,360,067
*   BMC Stock Holdings, Inc................................ 1,133,063   18,967,475
    Briggs & Stratton Corp.................................   292,291    4,246,988
#*  Broadwind Energy, Inc..................................   209,745      385,931
#*  CAI International, Inc.................................   486,917   12,129,102

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
INDUSTRIALS -- (Continued)
*   CBIZ, Inc.............................................. 1,393,774 $ 30,913,907
#   CECO Environmental Corp................................   396,156    2,947,401
*   Celadon Group, Inc.....................................    98,658      227,900
#*  Cemtrex, Inc...........................................    13,570       16,013
#*  Chart Industries, Inc..................................   232,889   15,848,096
#   Chicago Rivet & Machine Co.............................    28,801      963,238
#   CIRCOR International, Inc..............................   535,158   17,397,987
*   Civeo Corp.............................................   576,090    1,641,856
#*  Colfax Corp............................................   197,277    5,529,674
    Columbus McKinnon Corp.................................   389,982   14,324,039
    CompX International, Inc...............................    64,108      835,968
*   Continental Materials Corp.............................    13,451      208,558
    Copa Holdings SA, Class A..............................    16,289    1,179,812
#   Costamare, Inc......................................... 1,157,176    6,133,033
*   Covenant Transportation Group, Inc., Class A...........   329,406    8,245,032
*   CPI Aerostructures, Inc................................    83,685      569,058
    CRA International, Inc.................................   196,121    8,266,500
#   Cubic Corp.............................................   244,514   16,042,564
    DMC Global, Inc........................................    58,138    2,241,220
*   Ducommun, Inc..........................................   324,661   12,064,403
*   Eagle Bulk Shipping, Inc...............................   342,872    1,710,931
    Eastern Co. (The)......................................    98,343    2,783,107
#*  Echo Global Logistics, Inc.............................   380,957    9,794,404
    Ecology and Environment, Inc., Class A.................    35,051      453,910
    EMCOR Group, Inc.......................................    67,297    4,776,741
    Encore Wire Corp.......................................   543,642   24,028,976
*   Engility Holdings, Inc.................................   105,771    3,282,074
    Ennis, Inc.............................................   763,243   14,776,384
    EnPro Industries, Inc..................................   386,828   24,060,702
#   ESCO Technologies, Inc.................................   555,781   34,024,913
    Essendant, Inc.........................................   610,001    7,771,413
*   Esterline Technologies Corp............................ 1,028,708  120,729,171
    Federal Signal Corp....................................   323,548    7,114,821
*   Franklin Covey Co......................................    66,987    1,496,490
*   FreightCar America, Inc................................   280,740    4,014,582
*   FTI Consulting, Inc.................................... 1,026,969   70,973,828
#   GATX Corp.............................................. 1,301,795   97,543,499
*   Gencor Industries, Inc.................................   117,002    1,331,483
#*  Gibraltar Industries, Inc..............................   667,091   23,775,123
*   GMS, Inc...............................................   371,124    6,101,279
#*  Golden Ocean Group, Ltd................................    88,714      675,114
*   Goldfield Corp. (The)..................................   170,950      632,515
*   GP Strategies Corp.....................................   181,826    2,656,478
#   Granite Construction, Inc..............................   624,830   28,567,228
*   Great Lakes Dredge & Dock Corp......................... 1,099,660    6,389,025
#   Greenbrier Cos., Inc. (The)............................ 1,070,064   50,774,537
#   Griffon Corp........................................... 1,331,250   16,134,750
#   Hawaiian Holdings, Inc.................................   759,995   26,303,427
    Heidrick & Struggles International, Inc................   338,725   11,689,400
*   Heritage-Crystal Clean, Inc............................   225,155    5,176,313
#*  Hertz Global Holdings, Inc............................. 2,981,583   40,996,766
*   Houston Wire & Cable Co................................   165,740    1,035,875
*   Hub Group, Inc., Class A...............................   876,482   40,160,405
*   Hudson Global, Inc.....................................     6,696       10,446
#*  Hudson Technologies, Inc...............................    13,802       11,438
    Hurco Cos., Inc........................................   170,016    6,926,452
*   Huron Consulting Group, Inc............................   151,970    8,280,845
    Hyster-Yale Materials Handling, Inc....................   314,306   18,999,798
    ICF International, Inc.................................   535,932   39,466,032

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
*   IES Holdings, Inc......................................    46,846 $   831,048
*   InnerWorkings, Inc.....................................   347,673   2,499,769
#   Kadant, Inc............................................    84,130   8,303,631
    KBR, Inc...............................................   137,973   2,729,106
    Kelly Services, Inc., Class A.......................... 1,075,065  25,253,277
#   Kelly Services, Inc., Class B..........................       567      15,859
#*  KeyW Holding Corp. (The)...............................   292,819   2,292,773
#*  Kirby Corp.............................................   168,357  12,111,603
    Korn/Ferry International............................... 1,283,174  57,922,474
*   Lawson Products, Inc...................................   126,739   4,189,991
*   LB Foster Co., Class A.................................    80,299   1,459,836
#*  Limbach Holdings, Inc..................................   208,648   1,980,070
    LS Starrett Co. (The), Class A.........................     4,822      26,135
#   LSC Communications, Inc................................   362,595   3,419,271
    LSI Industries, Inc....................................    19,418      83,886
*   Lydall, Inc............................................   132,073   3,945,021
#   Macquarie Infrastructure Corp..........................   730,363  26,986,913
#*  Manitowoc Co., Inc. (The)..............................   409,165   7,479,536
    Marten Transport, Ltd.................................. 1,473,985  28,388,951
*   Mastech Digital, Inc...................................    26,226     171,780
    Matson, Inc............................................   399,064  13,999,165
#   Matthews International Corp., Class A..................   304,400  12,669,128
    McGrath RentCorp.......................................   423,421  22,606,447
*   Milacron Holdings Corp.................................   118,000   1,652,000
    Miller Industries, Inc.................................   302,155   7,303,086
*   Mistras Group, Inc.....................................    19,371     385,483
#   Mobile Mini, Inc....................................... 1,253,220  51,532,406
    Moog, Inc., Class A....................................    60,204   4,307,596
#*  MRC Global, Inc........................................   138,596   2,193,975
#   Multi-Color Corp.......................................   325,277  17,291,725
*   MYR Group, Inc.........................................   351,891  11,749,640
#   National Presto Industries, Inc........................     8,595   1,071,539
    Navigant Consulting, Inc............................... 1,403,800  30,322,080
#*  Nexeo Solutions, Inc...................................   298,984   3,124,383
*   NL Industries, Inc.....................................   839,677   4,450,288
#   NN, Inc................................................ 1,118,080  12,969,728
#*  Northwest Pipe Co......................................   119,149   2,122,044
#*  NOW, Inc............................................... 2,242,767  28,797,128
*   Orion Group Holdings, Inc..............................   756,414   3,570,274
    Oshkosh Corp...........................................    50,632   2,842,480
*   PAM Transportation Services, Inc.......................    99,848   5,853,090
    Park-Ohio Holdings Corp................................   206,173   6,820,203
*   Patriot Transportation Holding, Inc....................     2,456      49,120
*   Perma-Pipe International Holdings, Inc.................   179,398   1,641,492
    PICO Holdings, Inc.....................................   137,268   1,567,601
    Powell Industries, Inc.................................   119,957   3,497,946
    Preformed Line Products Co.............................    67,191   4,246,471
    Primoris Services Corp.................................     2,867      60,694
    Quad/Graphics, Inc.....................................   451,134   6,960,998
    Quanex Building Products Corp..........................   922,623  13,673,273
*   Radiant Logistics, Inc.................................   217,117   1,181,116
    RCM Technologies, Inc..................................   203,463     860,648
    Regal Beloit Corp......................................   950,766  68,169,922
    Resources Connection, Inc..............................   482,394   7,872,670
#   REV Group, Inc.........................................   563,365   6,146,312
    Rush Enterprises, Inc., Class A........................   847,841  30,005,093
    Rush Enterprises, Inc., Class B........................   303,861  10,957,228
*   Saia, Inc..............................................    93,556   5,880,930
    Schneider National, Inc., Class B......................    72,247   1,580,042

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
INDUSTRIALS -- (Continued)
#   Scorpio Bulkers, Inc...................................   183,765 $    1,168,745
    Servotronics, Inc......................................    15,025        144,991
*   SIFCO Industries, Inc..................................    58,848        290,450
    SkyWest, Inc........................................... 1,716,539     98,340,519
    Spartan Motors, Inc....................................   481,806      3,242,554
*   Sparton Corp...........................................   248,668      3,078,510
#*  Spirit Airlines, Inc................................... 1,095,675     56,865,532
*   SPX FLOW, Inc..........................................   382,423     13,090,339
    Steelcase, Inc., Class A...............................   877,013     14,558,416
#*  Team, Inc..............................................   147,125      2,927,787
#   Terex Corp.............................................   401,612     13,409,825
    Tetra Tech, Inc........................................   161,244     10,648,554
#*  Textainer Group Holdings, Ltd..........................    41,716        489,329
    Titan International, Inc............................... 2,199,928     15,531,492
#*  Titan Machinery, Inc...................................   598,952      8,535,066
#*  Transcat, Inc..........................................    58,439      1,210,272
*   TriMas Corp............................................   555,728     16,366,190
#   Triton International, Ltd.............................. 1,870,145     60,162,565
#   Triumph Group, Inc.....................................   213,140      3,889,805
#*  TrueBlue, Inc..........................................   632,546     14,757,298
#*  Tutor Perini Corp...................................... 1,535,821     23,805,225
*   Twin Disc, Inc.........................................    23,584        451,162
*   Ultralife Corp.........................................   265,534      1,797,665
    UniFirst Corp..........................................   185,907     27,755,915
    Universal Forest Products, Inc......................... 1,519,834     42,965,707
#*  USA Truck, Inc.........................................   105,841      2,081,892
*   Vectrus, Inc...........................................   122,683      3,287,904
*   Veritiv Corp...........................................   480,005     16,003,367
    Viad Corp..............................................   440,272     21,084,626
    Virco Manufacturing Corp...............................    47,331        204,943
*   Volt Information Sciences, Inc.........................     9,395         34,574
    VSE Corp...............................................   122,875      3,853,360
#   Wabash National Corp................................... 1,019,589     15,395,794
#   Werner Enterprises, Inc................................ 1,603,658     51,621,751
#*  Wesco Aircraft Holdings, Inc........................... 1,043,698     10,624,846
*   WESCO International, Inc............................... 1,326,315     66,554,487
*   Willis Lease Finance Corp..............................   249,969      8,653,927
                                                                      --------------
TOTAL INDUSTRIALS..........................................            2,675,297,668
                                                                      --------------
INFORMATION TECHNOLOGY -- (10.0%)
    ADTRAN, Inc............................................   293,694      3,947,247
*   Agilysys, Inc..........................................   312,648      5,086,783
*   Alpha & Omega Semiconductor, Ltd.......................   574,651      5,327,015
#*  Amkor Technology, Inc.................................. 6,482,817     46,352,142
#*  Amtech Systems, Inc....................................   584,664      2,742,074
*   Anixter International, Inc.............................   500,778     32,896,107
    AstroNova, Inc.........................................   171,839      3,319,929
*   Asure Software, Inc....................................    20,000        222,800
*   Aviat Networks, Inc....................................       712         10,545
#   AVX Corp............................................... 2,021,676     33,721,556
*   Aware, Inc.............................................   655,871      2,511,986
*   Axcelis Technologies, Inc..............................   309,069      5,334,531
#*  AXT, Inc...............................................   802,033      5,285,397
    Bel Fuse, Inc., Class A................................    13,612        255,089
    Bel Fuse, Inc., Class B................................   194,520      4,279,440
#   Belden, Inc............................................   224,046     12,109,686
#   Benchmark Electronics, Inc............................. 1,761,669     38,457,234
    BK Technologies, Inc...................................   117,903        475,149
    Brooks Automation, Inc.................................   554,516     17,206,631

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  BSQUARE Corp...........................................   376,196 $    865,251
#*  CACI International, Inc., Class A......................   664,115  118,517,963
#   CCUR Holdings, Inc.....................................   160,981      616,557
*   Ciena Corp.............................................   245,857    7,685,490
#*  Cirrus Logic, Inc......................................   333,462   12,484,817
    Cohu, Inc..............................................   743,085   15,456,168
    Communications Systems, Inc............................     3,728       10,811
*   Computer Task Group, Inc...............................     2,430       11,494
    Comtech Telecommunications Corp........................   678,059   18,931,407
#*  Conduent, Inc..........................................    47,054      898,731
#*  Cree, Inc.............................................. 1,885,295   73,187,152
    CSP, Inc...............................................   128,131    1,601,638
    CTS Corp...............................................   747,543   19,951,923
#   Daktronics, Inc........................................   363,966    2,660,591
*   Data I/O Corp..........................................    25,800      128,742
*   Digi International, Inc................................   771,223    8,946,187
*   Diodes, Inc............................................ 1,475,304   44,539,428
*   DSP Group, Inc.........................................   384,961    4,708,073
*   EchoStar Corp., Class A................................    18,876      765,422
*   Edgewater Technology, Inc..............................   285,670    1,328,366
#*  Electro Scientific Industries, Inc.....................   223,512    6,481,848
#*  Electronics For Imaging, Inc...........................   638,448   19,440,742
#*  EMCORE Corp............................................    15,568       76,750
*   ePlus, Inc.............................................   225,763   19,162,763
*   Fabrinet...............................................   830,956   35,997,014
*   FARO Technologies, Inc.................................    62,899    3,178,915
#*  Finisar Corp........................................... 3,473,046   57,965,138
*   Finjan Holdings, Inc...................................   144,468      525,864
*   Flex, Ltd..............................................    56,918      447,375
#*  FormFactor, Inc........................................ 1,515,984   18,555,644
*   Frequency Electronics, Inc.............................   203,441    2,258,195
#*  II-VI, Inc.............................................   423,080   15,751,268
#*  Insight Enterprises, Inc............................... 1,099,129   56,813,978
#*  Intelligent Systems Corp...............................    20,578      205,986
#*  Intevac, Inc...........................................   560,978    2,692,694
#*  KEMET Corp.............................................   338,747    7,377,910
*   Key Tronic Corp........................................   367,188    2,691,488
*   Kimball Electronics, Inc...............................   799,426   14,709,438
#*  Knowles Corp........................................... 1,733,012   28,040,134
    Kulicke & Soffa Industries, Inc........................ 2,045,534   41,585,706
*   KVH Industries, Inc....................................   297,601    3,675,372
    ManTech International Corp., Class A...................   785,334   44,983,932
    MKS Instruments, Inc...................................   137,268   10,115,279
#   MTS Systems Corp.......................................   192,005    9,091,437
#*  NeoPhotonics Corp......................................   291,906    2,335,248
#*  NETGEAR, Inc...........................................   408,501   22,663,636
#*  NetScout Systems, Inc.................................. 2,891,670   73,043,584
*   NetSol Technologies, Inc...............................    17,480      163,788
    Network-1 Technologies, Inc............................     3,899       10,449
*   Optical Cable Corp.....................................   155,560      738,910
#*  PAR Technology Corp....................................   118,663    2,100,335
#   Park Electrochemical Corp..............................    16,144      285,103
    PC Connection, Inc.....................................   869,150   28,803,631
#*  PCM, Inc...............................................   203,216    3,834,686
    PC-Tel, Inc............................................     2,144        9,476
#*  PDF Solutions, Inc.....................................   973,427    7,787,416
*   Perceptron, Inc........................................   194,557    1,546,728
*   Perficient, Inc........................................   236,089    5,906,947
*   Photronics, Inc........................................   994,603    9,687,433

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                              Shares       Value+
                                                            ---------- --------------
INFORMATION TECHNOLOGY -- (Continued)
*   Plexus Corp............................................    924,405 $   53,985,252
#   Presidio, Inc..........................................    261,148      3,499,383
#*  Rambus, Inc............................................    606,189      5,279,906
#*  RealNetworks, Inc......................................     52,653        111,098
*   Ribbon Communications, Inc.............................    359,785      2,446,538
    Richardson Electronics, Ltd............................    332,658      2,541,507
#*  Rogers Corp............................................     33,794      4,158,690
*   Rudolph Technologies, Inc..............................    514,159     10,689,366
*   Sanmina Corp...........................................  2,305,591     58,331,452
*   ScanSource, Inc........................................    663,247     25,787,043
#   Sigma Designs, Inc.....................................    587,493         94,645
*   SigmaTron International, Inc...........................      2,200          9,350
#*  Stratasys, Ltd.........................................    618,709     11,792,594
*   Super Micro Computer, Inc..............................    816,446     10,695,443
*   Sykes Enterprises, Inc.................................  1,021,937     31,342,808
#*  Synaptics, Inc.........................................     43,370      1,628,110
#*  Synchronoss Technologies, Inc..........................      1,730         10,242
    SYNNEX Corp............................................    802,692     62,296,926
*   Tech Data Corp.........................................  1,121,386     79,237,135
    TESSCO Technologies, Inc...............................    127,277      1,538,143
#   TiVo Corp..............................................  2,303,809     25,341,899
*   Trio-Tech International................................     46,744        196,741
*   TSR, Inc...............................................      1,045          6,113
#*  TTM Technologies, Inc..................................  3,091,393     36,169,298
#*  Ultra Clean Holdings, Inc..............................    273,071      2,872,707
#*  Veeco Instruments, Inc.................................    309,601      2,944,306
*   Virtusa Corp...........................................     52,263      2,591,722
#   Vishay Intertechnology, Inc............................  4,291,798     78,539,903
*   Vishay Precision Group, Inc............................    332,583     10,792,318
*   Westell Technologies, Inc., Class A....................      6,000         15,900
*   Wireless Telecom Group, Inc............................        339            570
#   Xperi Corp.............................................     47,584        618,592
                                                                       --------------
TOTAL INFORMATION TECHNOLOGY...............................             1,639,145,492
                                                                       --------------
MATERIALS -- (5.1%)
>>  A Schulman, Inc........................................     42,228         80,656
*   AgroFresh Solutions, Inc...............................    180,865      1,032,739
#*  Allegheny Technologies, Inc............................    313,128      8,106,884
*   American Biltrite, Inc.................................         25         13,138
    American Vanguard Corp.................................    873,338     14,060,742
#*  Ampco-Pittsburgh Corp..................................      2,599          9,642
    Boise Cascade Co.......................................  1,001,829     30,846,315
#   Carpenter Technology Corp..............................  1,549,848     67,588,871
#*  Century Aluminum Co....................................  3,565,362     28,308,974
#*  Clearwater Paper Corp..................................        465         11,225
#*  Coeur Mining, Inc......................................  7,493,186     35,817,429
    Commercial Metals Co...................................  4,129,700     78,712,082
    Core Molding Technologies, Inc.........................    198,382      1,350,981
    Domtar Corp............................................  2,032,401     94,120,490
#   Ferroglobe P.L.C.......................................    734,677      4,474,183
    Friedman Industries, Inc...............................    185,378      1,631,326
    FutureFuel Corp........................................    637,614     10,456,870
    Greif, Inc., Class A...................................    591,413     27,973,835
    Hawkins, Inc...........................................     47,310      1,592,455
#   Haynes International, Inc..............................    230,165      6,665,578
    HB Fuller Co...........................................     30,052      1,336,112
#   Hecla Mining Co........................................ 13,539,372     32,494,493
    Innophos Holdings, Inc.................................     22,400        656,320
    Innospec, Inc..........................................    118,458      7,927,209

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- ---------------
MATERIALS -- (Continued)
#*  Intrepid Potash, Inc...................................   965,615 $     3,814,179
    Kaiser Aluminum Corp...................................   134,174      12,796,174
    KapStone Paper and Packaging Corp......................   524,694      18,364,290
*   Kraton Corp............................................   811,378      22,345,350
#   Kronos Worldwide, Inc..................................    41,500         582,245
    Louisiana-Pacific Corp.................................   226,205       4,924,483
#*  LSB Industries, Inc....................................   135,807       1,032,133
    Materion Corp..........................................   516,072      29,328,372
    Mercer International, Inc.............................. 1,436,700      21,852,207
    Minerals Technologies, Inc.............................   275,373      15,076,672
#   Nexa Resources SA......................................   183,184       2,042,502
    Olin Corp..............................................   207,422       4,189,924
#   Olympic Steel, Inc.....................................   190,693       3,596,470
#   PH Glatfelter Co....................................... 1,134,026      20,299,065
#*  Platform Specialty Products Corp....................... 5,738,347      62,088,915
#*  PQ Group Holdings, Inc.................................   263,639       4,231,406
#   Rayonier Advanced Materials, Inc....................... 1,043,029      12,912,699
*   Resolute Forest Products, Inc.......................... 1,773,362      19,985,790
    Schnitzer Steel Industries, Inc., Class A..............   511,637      13,763,035
#   Schweitzer-Mauduit International, Inc..................   122,057       3,896,059
    Stepan Co..............................................    25,989       2,146,432
#*  Summit Materials, Inc., Class A........................   863,995      11,663,933
*   SunCoke Energy, Inc.................................... 1,057,939      11,848,917
#   Synalloy Corp..........................................    77,170       1,426,873
#*  TimkenSteel Corp.......................................   283,819       3,300,815
*   Trecora Resources......................................   127,873       1,381,028
    Tredegar Corp.......................................... 1,124,571      20,917,021
#   Tronox, Ltd., Class A.................................. 1,259,281      14,418,768
*   UFP Technologies, Inc..................................    85,028       2,935,167
    United States Lime & Minerals, Inc.....................     9,321         699,168
*   Universal Stainless & Alloy Products, Inc..............   242,085       4,754,549
#*  US Concrete, Inc.......................................    47,809       1,560,486
*   Verso Corp., Class A...................................   987,219      27,750,726
*   Webco Industries, Inc..................................     8,863       1,019,245
                                                                      ---------------
TOTAL MATERIALS............................................               838,213,647
                                                                      ---------------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc...............................   299,399       5,850,256
#*  Altisource Asset Management Corp.......................     8,228         403,172
#   Consolidated-Tomoka Land Co............................    29,581       1,713,332
#*  FRP Holdings, Inc......................................    17,739         859,809
    Griffin Industrial Realty, Inc.........................    22,359         785,248
*   Rafael Holdings, Inc., Class B.........................    12,219          99,463
    RE/MAX Holdings, Inc., Class A.........................    39,554       1,478,924
#   Realogy Holdings Corp.................................. 2,930,130      55,877,579
#*  St Joe Co. (The).......................................   107,125       1,627,229
#*  Stratus Properties, Inc................................   115,464       3,331,136
*   Tejon Ranch Co.........................................    48,068         913,292
*   Trinity Place Holdings, Inc............................    42,102         224,825
                                                                      ---------------
TOTAL REAL ESTATE..........................................                73,164,265
                                                                      ---------------
UTILITIES -- (0.1%)
#*  AquaVenture Holdings, Ltd..............................   114,108       1,911,309
#   Consolidated Water Co., Ltd............................    21,395         263,158
#   TerraForm Power, Inc., Class A.........................   795,496       8,965,240
                                                                      ---------------
TOTAL UTILITIES............................................                11,139,707
                                                                      ---------------
TOTAL COMMON STOCKS........................................            14,524,677,763
                                                                      ---------------

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                Shares        Value+
                                                              ----------- ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>   Media General, Inc. Contingent Value Rights............     564,216 $        56,422
                                                                          ---------------
FINANCIALS -- (0.0%)
*>>   Capital Bank Corp. Contingent Value Rights.............      45,703               0
                                                                          ---------------
TOTAL RIGHTS/WARRANTS........................................                      56,422
                                                                          ---------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................      17,641         431,499
                                                                          ---------------
TOTAL INVESTMENT SECURITIES..................................              14,525,165,684
                                                                          ---------------
TEMPORARY CASH INVESTMENTS -- (1.1%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 185,683,542     185,683,542
                                                                          ---------------
SECURITIES LENDING COLLATERAL -- (10.2%)
@(S)  DFA Short Term Investment Fund......................... 144,094,280   1,667,170,818
                                                                          ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $13,223,635,118).........             $16,378,020,044
                                                                          ===============

As of October 31, 2018, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                Unrealized
                               Number of Expiration   Notional      Market     Appreciation
Description                    Contracts    Date       Value        Value     (Depreciation)
-----------                    --------- ---------- ------------ ------------ --------------
Long Position Contracts:
S&P 500(R) Emini Index........   1,452    12/21/18  $199,312,500 $196,825,860  $(2,486,640)
                                                    ------------ ------------  -----------
Total Futures Contracts.......                      $199,312,500 $196,825,860  $(2,486,640)
                                                    ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      Investments in Securities (Market Value)
                                                   ----------------------------------------------
                                                      Level 1     Level 2  Level 3     Total
                                                   -------------- -------- ------- --------------
Common Stocks
   Communication Services......................... $  615,086,053       --   --    $  615,086,053
   Consumer Discretionary.........................  1,918,085,948       --   --     1,918,085,948
   Consumer Staples...............................    567,493,693       --   --       567,493,693
   Energy.........................................  1,664,496,033       --   --     1,664,496,033
   Financials.....................................  3,824,503,479 $173,128   --     3,824,676,607
   Healthcare.....................................    697,878,650       --   --       697,878,650
   Industrials....................................  2,675,297,668       --   --     2,675,297,668
   Information Technology.........................  1,639,145,492       --   --     1,639,145,492
   Materials......................................    838,132,991   80,656   --       838,213,647
   Real Estate....................................     73,164,265       --   --        73,164,265
   Utilities......................................     11,139,707       --   --        11,139,707
Preferred Stocks
   Consumer Discretionary.........................        431,499       --   --           431,499
Rights/Warrants
   Consumer Discretionary.........................             --   56,422   --            56,422
Temporary Cash Investments                            185,683,542       --   --       185,683,542

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           Investments in Securities (Market Value)
                                                   -------------------------------------------------------
                                                       Level 1         Level 2     Level 3      Total
                                                   ---------------  -------------- ------- ---------------
Securities Lending Collateral.....................              --  $1,667,170,818   --    $ 1,667,170,818
Futures Contracts**............................... $    (2,486,640)             --   --         (2,486,640)
                                                   ---------------  --------------   --    ---------------
TOTAL............................................. $14,708,052,380  $1,667,481,024   --    $16,375,533,404
                                                   ===============  ==============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares      Value+
                                                            --------- ------------
COMMON STOCKS -- (93.5%)
COMMUNICATION SERVICES -- (7.2%)
    A.H. Belo Corp., Class A...............................    34,418 $    157,290
    Activision Blizzard, Inc...............................   346,005   23,891,645
*   Alaska Communications Systems Group, Inc...............   152,766      223,038
*   Alphabet, Inc., Class A................................   120,930  131,883,839
*   Alphabet, Inc., Class C................................   127,904  137,723,190
#   Altice USA, Inc., Class A..............................   540,961    8,823,074
#   AMC Entertainment Holdings, Inc., Class A..............    87,495    1,685,154
#*  AMC Networks, Inc., Class A............................   106,043    6,211,999
*   ANGI Homeservices, Inc., Class A.......................    63,366    1,212,825
    AT&T, Inc.............................................. 6,130,179  188,073,892
    ATN International, Inc.................................    38,595    3,260,892
#*  AutoWeb, Inc...........................................    16,158       37,810
*   Ballantyne Strong, Inc.................................    15,453       62,430
    Beasley Broadcast Group, Inc., Class A.................    17,014      113,483
*   Boingo Wireless, Inc...................................    88,800    2,782,104
*   Boston Omaha Corp., Class A............................     1,118       30,946
    Cable One, Inc.........................................    14,179   12,700,697
*   Care.com, Inc..........................................    25,874      455,382
#*  Cars.com, Inc..........................................   168,122    4,389,665
#   CBS Corp., Class A.....................................     9,684      557,605
    CBS Corp., Class B.....................................   331,129   18,990,248
#*  Central European Media Enterprises, Ltd., Class A......    30,475      103,005
#   CenturyLink, Inc....................................... 1,295,601   26,741,205
*   Charter Communications, Inc., Class A..................   153,953   49,321,923
#*  Cincinnati Bell, Inc...................................   107,251    1,521,892
#   Cinemark Holdings, Inc.................................   255,575   10,624,253
    Clear Channel Outdoor Holdings, Inc., Class A..........    55,541      323,249
#   Cogent Communications Holdings, Inc....................    94,960    4,936,021
    Comcast Corp., Class A................................. 4,173,235  159,167,183
#*  comScore, Inc..........................................    20,137      321,185
#   Consolidated Communications Holdings, Inc..............   184,963    2,315,737
*   DHI Group, Inc.........................................   915,363    1,528,656
#*  Discovery, Inc., Class A...............................   227,223    7,359,753
*   Discovery, Inc., Class B...............................     1,400       49,189
*   Discovery, Inc., Class C...............................   376,739   11,042,220
*   DISH Network Corp., Class A............................   247,299    7,601,971
*   Electronic Arts, Inc...................................   182,746   16,626,231
    Emerald Expositions Events, Inc........................     9,151      133,788
*   Emmis Communications Corp., Class A....................    13,708       58,396
#   Entercom Communications Corp., Class A.................   254,934    1,654,522
    Entravision Communications Corp., Class A..............   138,708      685,218
#*  Eros International P.L.C...............................     5,000       49,900
#   EW Scripps Co. (The), Class A..........................   124,552    2,094,965
*   Facebook, Inc., Class A................................ 1,220,638  185,280,642
#   Frontier Communications Corp...........................    51,423      247,345
#   Gannett Co., Inc.......................................   288,741    2,800,788
*   Glu Mobile, Inc........................................   195,124    1,375,624
*   Gray Television, Inc...................................   207,414    3,590,336
*   Gray Television, Inc., Class A.........................       600        9,243
*   Harte-Hanks, Inc.......................................     9,647       52,866
#*  Hemisphere Media Group, Inc............................    26,006      350,301
*   IAC/InterActiveCorp....................................   108,341   21,298,757
    IDT Corp., Class B.....................................   214,032    1,506,785
#*  IMAX Corp..............................................   148,703    2,878,890
*   Intelsat SA............................................   142,724    3,719,387
    Interpublic Group of Cos., Inc. (The)..................   651,501   15,088,763

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
COMMUNICATION SERVICES -- (Continued)
#*  Iridium Communications, Inc............................   204,559 $ 4,052,314
    John Wiley & Sons, Inc., Class A.......................   100,171   5,433,275
    John Wiley & Sons, Inc., Class B.......................     4,638     250,406
#*  Lee Enterprises, Inc...................................    20,446      54,591
#*  Liberty Broadband Corp., Class A.......................    26,193   2,168,518
*   Liberty Broadband Corp., Class C.......................   106,982   8,872,017
*   Liberty Latin America, Ltd., Class A...................     5,770     103,745
*   Liberty Latin America, Ltd., Class C...................    18,932     340,965
#*  Liberty Media Corp.-Liberty Braves, Class A............     5,907     152,401
*   Liberty Media Corp.-Liberty Braves, Class B............       239       6,172
#*  Liberty Media Corp.-Liberty Braves, Class C............    12,726     329,603
#*  Liberty Media Corp.-Liberty Formula One, Class A.......    14,769     468,030
#*  Liberty Media Corp.-Liberty Formula One, Class C.......    31,815   1,052,440
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........    59,077   2,436,335
*   Liberty Media Corp.-Liberty SiriusXM, Class B..........     2,392     101,720
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........   127,261   5,252,061
*   Liberty TripAdvisor Holdings, Inc., Class A............   179,914   2,594,360
*   Liberty TripAdvisor Holdings, Inc., Class B............       694      10,604
#   Lions Gate Entertainment Corp., Class A................   121,355   2,325,162
#   Lions Gate Entertainment Corp., Class B................   197,653   3,516,247
#*  Live Nation Entertainment, Inc.........................   270,856  14,165,769
*   Madison Square Garden Co. (The), Class A...............    34,701   9,598,991
    Marchex, Inc., Class B.................................   118,359     326,671
    Marcus Corp. (The).....................................    44,605   1,740,487
#*  Match Group, Inc.......................................    72,979   3,774,474
#*  McClatchy Co. (The), Class A...........................     6,581      50,570
#*  Meet Group, Inc. (The).................................   149,076     657,425
#   Meredith Corp..........................................    92,992   4,794,667
#*  MSG Networks, Inc., Class A............................   123,281   3,149,830
    National CineMedia, Inc................................   146,731   1,313,242
*   Netflix, Inc...........................................   168,176  50,752,153
    New Media Investment Group, Inc........................   112,087   1,574,822
#   New York Times Co. (The), Class A......................   299,489   7,906,510
    News Corp., Class A....................................   392,684   5,179,502
#   News Corp., Class B....................................   158,615   2,115,924
#   Nexstar Media Group, Inc., Class A.....................   111,393   8,342,222
#   Omnicom Group, Inc.....................................   214,687  15,955,538
#*  ORBCOMM, Inc...........................................   128,915   1,228,560
*   pdvWireless, Inc.......................................     1,766      71,523
*   QuinStreet, Inc........................................    42,116     669,644
*   Reading International, Inc., Class A...................    35,526     515,838
*   Rosetta Stone, Inc.....................................    37,418     777,920
    Saga Communications, Inc., Class A.....................     1,544      54,102
    Salem Media Group, Inc.................................   153,144     451,775
    Scholastic Corp........................................    52,735   2,287,644
    Shenandoah Telecommunications Co.......................   122,487   4,656,956
    Sinclair Broadcast Group, Inc., Class A................   197,190   5,647,522
#   Sirius XM Holdings, Inc................................ 1,505,081   9,060,588
#*  Snap, Inc., Class A....................................   347,480   2,296,843
    Spok Holdings, Inc.....................................    52,509     736,176
#*  Sprint Corp............................................   736,287   4,506,076
*   Take-Two Interactive Software, Inc.....................   112,624  14,513,855
#*  TechTarget, Inc........................................    22,585     458,927
    TEGNA, Inc.............................................   489,106   5,644,283
    Telephone & Data Systems, Inc..........................   241,783   7,454,170
*   T-Mobile US, Inc.......................................   276,331  18,942,490
    Townsquare Media, Inc., Class A........................    28,652     197,699
#*  Travelzoo..............................................    67,549     518,101
    Tribune Media Co., Class A.............................     3,527     134,061

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
COMMUNICATION SERVICES -- (Continued)
*   Tribune Publishing Co..................................    54,254 $      818,693
#*  TripAdvisor, Inc.......................................   208,777     10,885,633
#*  TrueCar Inc............................................    81,274        924,898
    Twenty-First Century Fox, Inc., Class A................   628,795     28,622,748
    Twenty-First Century Fox, Inc., Class B................   309,746     13,994,324
*   Twitter, Inc...........................................   418,481     14,542,215
*   United States Cellular Corp............................    63,875      3,051,309
#*  Urban One, Inc.........................................   144,888        337,589
    Verizon Communications, Inc............................ 3,251,730    185,641,266
#   Viacom, Inc., Class A..................................    15,801        558,881
    Viacom, Inc., Class B..................................   607,645     19,432,487
*   Vonage Holdings Corp...................................   410,734      5,446,333
    Walt Disney Co. (The).................................. 1,300,036    149,283,134
    World Wrestling Entertainment, Inc., Class A...........    71,222      5,170,005
*   XO Group, Inc..........................................    42,566      1,473,209
#*  Yelp, Inc..............................................   114,687      4,910,897
#*  Zayo Group Holdings, Inc...............................   518,687     15,498,368
*   Zedge, Inc., Class B...................................    13,473         26,138
#*  Zillow Group, Inc., Class A............................    61,733      2,492,161
#*  Zillow Group, Inc., Class C............................    96,804      3,897,329
*   Zynga, Inc., Class A................................... 1,400,125      5,096,455
                                                                      --------------
TOTAL COMMUNICATION SERVICES...............................            1,809,575,985
                                                                      --------------
CONSUMER DISCRETIONARY -- (12.1%)
*   1-800-Flowers.com, Inc., Class A.......................    71,666        748,910
    Aaron's, Inc...........................................   180,918      8,526,665
#   Abercrombie & Fitch Co., Class A.......................   279,466      5,505,480
#   Acushnet Holdings Corp.................................    94,011      2,296,689
#   Adient P.L.C...........................................   169,956      5,170,062
*   Adtalem Global Education, Inc..........................   136,623      6,917,222
    Advance Auto Parts, Inc................................    84,366     13,478,312
*   Amazon.com, Inc........................................   323,429    516,842,776
    AMCON Distributing Co..................................       377         31,272
#*  American Axle & Manufacturing Holdings, Inc............   298,009      4,520,797
    American Eagle Outfitters, Inc.........................   444,161     10,242,353
*   American Outdoor Brands Corp...........................   114,070      1,560,478
*   American Public Education, Inc.........................    44,753      1,464,766
*   America's Car-Mart, Inc................................    19,745      1,478,901
    Aptiv P.L.C............................................   245,597     18,861,850
    Aramark................................................   408,576     14,676,050
    Ark Restaurants Corp...................................     3,010         70,615
#*  Asbury Automotive Group, Inc...........................    61,535      4,005,928
#*  Ascena Retail Group, Inc...............................   464,097      1,786,773
#*  Ascent Capital Group, Inc., Class A....................    18,044         17,322
*   Aspen Group, Inc.......................................     1,857         10,585
#*  At Home Group, Inc.....................................    96,167      2,629,206
#   Autoliv, Inc...........................................   111,526      9,294,577
#*  AutoNation, Inc........................................   187,650      7,596,072
*   AutoZone, Inc..........................................    17,986     13,192,191
*   Barnes & Noble Education, Inc..........................   110,491        630,904
#   Barnes & Noble, Inc....................................   201,748      1,277,065
    Bassett Furniture Industries, Inc......................    16,606        327,969
    BBX Capital Corp.......................................     1,495          8,746
*   Beazer Homes USA, Inc..................................    68,898        606,991
#   Bed Bath & Beyond, Inc.................................   278,814      3,830,904
#*  Belmond, Ltd., Class A.................................   281,304      4,815,924
    Best Buy Co., Inc......................................   492,687     34,566,920
#   Big 5 Sporting Goods Corp..............................   360,861      1,266,622
#   Big Lots, Inc..........................................   124,716      5,178,208

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Biglari Holdings, Inc., Class A........................      29 $    21,750
*   Biglari Holdings, Inc., Class B........................     292      41,610
    BJ's Restaurants, Inc..................................  56,525   3,458,199
    Bloomin' Brands, Inc................................... 238,326   4,754,604
#*  Bojangles', Inc........................................  74,713   1,181,213
*   Booking Holdings, Inc..................................  30,164  56,544,831
*   Boot Barn Holdings, Inc................................  62,822   1,550,447
    BorgWarner, Inc........................................ 294,472  11,605,142
    Bowl America, Inc., Class A............................   1,576      24,231
    Boyd Gaming Corp.......................................  37,566     997,753
*   Bridgepoint Education, Inc.............................  67,684     649,766
*   Bright Horizons Family Solutions, Inc.................. 122,271  14,050,161
#   Brinker International, Inc.............................  98,293   4,261,002
    Brunswick Corp......................................... 186,795   9,711,472
#   Buckle, Inc. (The).....................................  23,083     470,893
*   Build-A-Bear Workshop, Inc.............................  37,992     325,212
#*  Burlington Stores, Inc.................................  71,956  12,339,734
#*  Caesars Entertainment Corp............................. 325,932   2,799,756
    Caleres, Inc........................................... 101,579   3,474,002
#   Callaway Golf Co....................................... 206,123   4,411,032
*   Cambium Learning Group, Inc............................  89,866   1,292,273
#   Camping World Holdings, Inc., Class A..................  15,770     270,456
*   Career Education Corp.................................. 170,116   2,446,268
#*  CarMax, Inc............................................ 239,663  16,275,514
    Carnival Corp.......................................... 249,981  14,008,935
#   Carriage Services, Inc.................................  42,820     816,149
*   Carrols Restaurant Group, Inc..........................  92,727   1,220,287
#   Carter's, Inc.......................................... 115,631  11,098,263
#*  Carvana Co.............................................  16,473     638,329
    Cato Corp. (The), Class A..............................  46,836     902,998
*   Cavco Industries, Inc..................................  15,320   3,073,345
    Centric Brands, Inc....................................   6,187      28,893
*   Century Casinos, Inc...................................   1,900      11,856
*   Century Communities, Inc...............................  61,130   1,297,179
#   Cheesecake Factory, Inc. (The)......................... 111,841   5,406,394
#*  Chegg, Inc.............................................  49,416   1,348,068
    Chico's FAS, Inc....................................... 280,293   2,149,847
#   Children's Place, Inc. (The)...........................  46,632   6,966,821
*   Chipotle Mexican Grill, Inc............................  24,477  11,267,497
#   Choice Hotels International, Inc.......................  97,125   7,128,975
#*  Christopher & Banks Corp...............................  74,226      41,567
#   Churchill Downs, Inc...................................   4,756   1,187,145
*   Chuy's Holdings, Inc...................................  31,646     771,213
    Citi Trends, Inc.......................................  37,893     959,830
#   Clarus Corp............................................  57,781     566,254
#   Collectors Universe, Inc...............................  11,724     168,826
    Columbia Sportswear Co................................. 122,078  11,021,202
#*  Conn's, Inc............................................  29,186     810,787
#   Cooper Tire & Rubber Co................................ 401,049  12,388,404
*   Cooper-Standard Holdings, Inc..........................  41,405   3,836,173
    Core-Mark Holding Co., Inc.............................  84,667   3,252,059
#   Cracker Barrel Old Country Store, Inc..................  65,189  10,344,191
#*  Crocs, Inc............................................. 134,639   2,765,485
    Crown Crafts, Inc......................................   9,025      47,562
    CSS Industries, Inc....................................   6,218      81,705
    Culp, Inc..............................................  27,347     633,083
    Dana, Inc.............................................. 380,209   5,919,854
    Darden Restaurants, Inc................................ 130,879  13,945,157
#   Dave & Buster's Entertainment, Inc..................... 104,086   6,198,321

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Deckers Outdoor Corp...................................    63,998 $ 8,138,626
*   Del Frisco's Restaurant Group, Inc.....................    39,442     266,234
*   Del Taco Restaurants, Inc..............................   346,620   3,778,158
    Delphi Technologies P.L.C..............................   134,486   2,883,380
*   Delta Apparel, Inc.....................................     6,441     122,830
*   Denny's Corp...........................................   137,016   2,377,228
#*  Destination Maternity Corp.............................    14,840      74,200
#*  Destination XL Group, Inc..............................    56,418     172,639
#   Dick's Sporting Goods, Inc.............................   187,754   6,640,859
#   Dillard's, Inc., Class A...............................    79,445   5,594,517
#   Dine Brands Global, Inc................................    47,408   3,841,944
*   Dixie Group, Inc. (The)................................   326,989     408,736
    Dollar General Corp....................................   265,015  29,517,371
*   Dollar Tree, Inc.......................................   304,542  25,672,891
    Domino's Pizza, Inc....................................    45,009  12,097,969
#*  Dorman Products, Inc...................................    75,019   5,927,251
#*  Dover Downs Gaming & Entertainment, Inc................     4,400      10,956
    Dover Motorsports, Inc.................................     3,182       6,841
    DR Horton, Inc.........................................   480,200  17,267,992
#*  Drive Shack, Inc.......................................    72,136     385,206
    DSW, Inc., Class A.....................................   171,247   4,546,608
#*  Duluth Holdings, Inc., Class B.........................     5,670     174,239
#   Dunkin' Brands Group, Inc..............................   152,293  11,050,380
*   eBay, Inc..............................................   639,896  18,576,181
#   Educational Development Corp...........................     3,864      47,334
*   El Pollo Loco Holdings, Inc............................    53,220     665,782
#*  Eldorado Resorts, Inc..................................    73,731   2,691,182
*   Emerson Radio Corp.....................................    14,810      21,326
    Escalade, Inc..........................................    23,397     273,745
#   Ethan Allen Interiors, Inc.............................    59,518   1,139,175
#*  Etsy, Inc..............................................    83,527   3,551,568
#*  EVINE Live, Inc........................................    36,640      37,739
    Expedia Group, Inc.....................................   116,028  14,553,392
#*  Express, Inc...........................................   672,719   5,926,654
    Extended Stay America, Inc.............................   480,766   7,826,870
#*  Famous Dave's of America, Inc..........................     5,587      29,667
#*  Fiesta Restaurant Group, Inc...........................    50,644   1,307,122
#*  Five Below, Inc........................................   125,115  14,240,589
    Flanigan's Enterprises, Inc............................     1,100      30,250
    Flexsteel Industries, Inc..............................     8,385     213,147
#*  Floor & Decor Holdings, Inc., Class A..................    87,356   2,234,566
#   Foot Locker, Inc.......................................   225,338  10,622,433
    Ford Motor Co.......................................... 3,165,431  30,229,866
#*  Fossil Group, Inc......................................   107,024   2,323,491
#*  Fox Factory Holding Corp...............................    81,320   4,369,324
#*  Francesca's Holdings Corp..............................   109,220     332,029
#*  Fred's, Inc., Class A..................................    70,219     192,400
*   frontdoor, Inc.........................................   117,754   4,009,524
*   FTD Cos., Inc..........................................    32,986      65,312
*   Full House Resorts, Inc................................     1,684       4,614
#*  Gaia, Inc..............................................    18,401     268,839
#   GameStop Corp., Class A................................ 1,385,873  20,233,746
#   Gap, Inc. (The)........................................   704,361  19,229,055
    Garmin, Ltd............................................   182,952  12,104,104
*   Garrett Motion, Inc....................................    49,001     743,345
#*  GCI Liberty, Inc., Class A.............................   177,521   8,402,069
    General Motors Co...................................... 1,158,134  42,376,123
#*  Genesco, Inc...........................................    45,439   1,944,335
    Gentex Corp............................................   623,726  13,129,432

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                              Shares      Value+
                                                             --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*    Gentherm, Inc..........................................    81,007 $  3,535,145
     Genuine Parts Co.......................................   166,390   16,292,909
#*   G-III Apparel Group, Ltd...............................   135,045    5,382,894
#*   Good Times Restaurants, Inc............................     4,986       22,437
     Goodyear Tire & Rubber Co. (The).......................   476,696   10,039,218
#*   GoPro, Inc., Class A...................................   153,221    1,006,662
     Graham Holdings Co., Class B...........................     9,629    5,594,930
#*   Grand Canyon Education, Inc............................    98,981   12,342,931
*    Green Brick Partners, Inc..............................    14,320      134,608
     Group 1 Automotive, Inc................................    63,133    3,645,299
#*   Groupon, Inc...........................................   843,432    2,758,023
*    GrubHub, Inc...........................................    78,042    7,237,615
#    Guess?, Inc............................................   183,151    3,890,127
#    H&R Block, Inc.........................................   358,364    9,510,981
*    Habit Restaurants, Inc. (The), Class A.................    35,522      451,129
#    Hamilton Beach Brands Holding Co., Class A.............    21,074      489,338
#    Hanesbrands, Inc.......................................   648,363   11,125,909
#    Harley-Davidson, Inc...................................   353,524   13,511,687
#    Hasbro, Inc............................................    90,479    8,297,829
     Haverty Furniture Cos., Inc............................    40,802      827,465
     Haverty Furniture Cos., Inc., Class A..................     1,608       32,602
*    Helen of Troy, Ltd.....................................    52,538    6,521,017
#*   Hibbett Sports, Inc....................................    36,505      637,742
#*   Hilton Grand Vacations, Inc............................   161,287    4,333,782
     Hilton Worldwide Holdings, Inc.........................   245,522   17,473,801
     Home Depot, Inc. (The).................................   912,692  160,524,269
     Hooker Furniture Corp..................................    25,247      738,980
#*   Horizon Global Corp....................................    42,715      239,631
*    Houghton Mifflin Harcourt Co...........................   252,298    1,690,397
#*   Hovnanian Enterprises, Inc., Class A...................   195,219      285,020
     Hyatt Hotels Corp., Class A............................    58,910    4,076,572
#*   Iconix Brand Group, Inc................................    96,576       19,286
*    Installed Building Products, Inc.......................    51,012    1,553,826
#    International Game Technology P.L.C....................    57,160    1,060,318
#*   iRobot Corp............................................    40,387    3,560,922
*    J Alexander's Holdings, Inc............................    24,309      256,460
*    J. Jill, Inc...........................................    31,277      157,949
     Jack in the Box, Inc...................................    57,377    4,528,767
#*   JAKKS Pacific, Inc.....................................   354,515      854,381
#*   JC Penney Co., Inc..................................... 1,084,131    1,593,673
     Johnson Outdoors, Inc., Class A........................    19,173    1,443,919
*    K12, Inc...............................................   126,211    2,702,178
     KB Home................................................   105,351    2,103,859
#*   Kirkland's, Inc........................................    79,973      808,527
#    Kohl's Corp............................................   362,299   27,436,903
#*   Kona Grill, Inc........................................    91,721      161,429
#*   Koss Corp..............................................     1,533        4,200
#    L Brands, Inc..........................................   127,557    4,135,398
*    Lakeland Industries, Inc...............................    13,493      177,298
#*   Lands' End, Inc........................................    22,424      365,735
     Las Vegas Sands Corp...................................   292,372   14,919,743
#*   Laureate Education, Inc., Class A......................     9,840      146,518
*>>  Lazare Kaplan International Inc........................     1,600          225
     La-Z-Boy, Inc..........................................   108,650    3,020,470
#    LCI Industries.........................................    62,493    4,333,890
*    Leaf Group, Ltd........................................    41,223      360,701
     Lear Corp..............................................   136,941   18,199,459
#    Leggett & Platt, Inc...................................   279,874   10,162,225
     Lennar Corp., Class A..................................   261,261   11,228,998

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Lennar Corp., Class B..................................    26,101 $   933,633
#   Libbey, Inc............................................    57,764     435,541
*   Liberty Expedia Holdings, Inc., Class A................   109,511   4,754,968
#   Liberty Tax, Inc.......................................     1,211      13,079
    Lifetime Brands, Inc...................................    17,680     182,988
*   Lincoln Educational Services Corp......................    13,808      30,792
*   Liquidity Services, Inc................................    57,535     341,758
#   Lithia Motors, Inc., Class A...........................    58,239   5,187,930
*   LKQ Corp...............................................   387,004  10,553,599
    Lowe's Cos., Inc.......................................   635,866  60,547,161
*   Luby's, Inc............................................   599,043     826,679
*   Lululemon Athletica, Inc...............................   112,055  15,769,500
#*  Lumber Liquidators Holdings, Inc.......................    22,193     265,428
*   M/I Homes, Inc.........................................    45,749   1,105,753
    Macy's, Inc............................................   710,309  24,356,496
*   Malibu Boats, Inc., Class A............................    58,822   2,364,644
#   Marine Products Corp...................................    11,488     234,011
*   MarineMax, Inc.........................................    72,254   1,644,501
    Marriott International, Inc., Class A..................   216,718  25,332,167
    Marriott Vacations Worldwide Corp......................    98,475   8,714,053
#*  Mattel, Inc............................................   279,065   3,789,703
*   MCBC Holdings, Inc.....................................    35,020   1,039,394
    McDonald's Corp........................................   529,832  93,727,281
    MDC Holdings, Inc......................................   128,507   3,611,047
*   Meritage Homes Corp....................................    85,142   3,171,540
    MGM Resorts International..............................   434,678  11,597,209
*   Michael Kors Holdings, Ltd.............................   222,503  12,328,891
#*  Michaels Cos., Inc. (The)..............................   288,163   4,567,384
*   Modine Manufacturing Co................................   104,717   1,362,368
*   Mohawk Industries, Inc.................................   105,257  13,128,706
*   Monarch Casino & Resort, Inc...........................     6,425     249,097
#   Monro, Inc.............................................    74,129   5,515,198
#*  Motorcar Parts of America, Inc.........................    61,000   1,291,980
    Movado Group, Inc......................................    32,774   1,262,127
*   Murphy USA, Inc........................................    92,713   7,475,449
    Nathan's Famous, Inc...................................     8,747     655,063
#*  National Vision Holdings, Inc..........................    56,651   2,347,051
#*  Nautilus, Inc..........................................    69,651     851,832
#*  Nevada Gold & Casinos, Inc.............................       700       1,694
#*  New Home Co., Inc. (The)...............................    13,201      94,123
#*  New York & Co., Inc....................................   140,702     557,180
#   Newell Brands, Inc.....................................   136,251   2,163,666
    NIKE, Inc., Class B....................................   835,476  62,694,119
    Nobility Homes, Inc....................................     1,105      25,415
*   Noodles & Co...........................................    11,233     105,927
#   Nordstrom, Inc.........................................   324,850  21,365,384
*   Norwegian Cruise Line Holdings, Ltd....................   314,847  13,875,307
#   Nutrisystem, Inc.......................................    74,806   2,660,101
*   NVR, Inc...............................................     4,716  10,559,265
    Office Depot, Inc...................................... 1,231,261   3,152,028
#*  Ollie's Bargain Outlet Holdings, Inc...................    78,583   7,300,361
*   O'Reilly Automotive, Inc...............................    74,671  23,950,723
#*  Overstock.com, Inc.....................................    47,798     961,696
    Oxford Industries, Inc.................................    37,278   3,316,996
    P&F Industries, Inc., Class A..........................       504       4,017
#   Papa John's International, Inc.........................    60,974   3,325,522
#*  Party City Holdco, Inc.................................    43,647     456,984
#   Peak Resorts, Inc......................................    20,747     106,847
#*  Penn National Gaming, Inc..............................   165,502   4,018,389

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Penske Automotive Group, Inc...........................   183,403 $ 8,139,425
#   PetMed Express, Inc....................................    41,776   1,167,221
#   Pier 1 Imports, Inc....................................   600,460     954,731
*   Planet Fitness, Inc., Class A..........................   152,435   7,483,034
#   Polaris Industries, Inc................................   126,891  11,290,761
#   Pool Corp..............................................    62,397   9,094,363
#*  Potbelly Corp..........................................    47,561     555,512
#   PulteGroup, Inc........................................   532,742  13,089,471
    PVH Corp...............................................    98,883  11,944,078
    QEP Co., Inc...........................................       352       9,398
#*  Quotient Technology Inc................................    69,605     895,816
*   Qurate Retail Group, Inc. QVC Group, Class B...........     1,148      25,589
*   Qurate Retail, Inc.....................................   611,120  13,407,973
    Ralph Lauren Corp......................................    83,751  10,854,967
    RCI Hospitality Holdings, Inc..........................     7,842     205,304
*   Red Lion Hotels Corp...................................    23,241     254,024
#*  Red Robin Gourmet Burgers, Inc.........................    25,794     778,979
#   Red Rock Resorts, Inc., Class A........................   130,644   3,023,102
*   Regis Corp.............................................    95,191   1,603,016
*   Rent-A-Center, Inc.....................................    88,792   1,265,286
#*  RH.....................................................    58,951   6,821,220
    Rocky Brands, Inc......................................     7,436     213,562
#*  Roku, Inc..............................................    30,842   1,714,815
    Ross Stores, Inc.......................................   273,671  27,093,429
    Royal Caribbean Cruises, Ltd...........................   177,772  18,618,062
    Ruth's Hospitality Group, Inc..........................   102,283   2,764,709
#*  Sally Beauty Holdings, Inc.............................   230,262   4,100,966
#*  Scientific Games Corp., Class A........................   143,586   3,196,224
*   SeaWorld Entertainment, Inc............................   265,270   6,928,852
#*  Sequential Brands Group, Inc...........................     2,521       3,303
#   Service Corp. International............................   337,262  13,986,255
*   ServiceMaster Global Holdings, Inc.....................   235,509  10,098,626
#*  Shake Shack, Inc., Class A.............................    36,864   1,949,737
*   Shiloh Industries, Inc.................................   115,649   1,051,249
#   Shoe Carnival, Inc.....................................    23,587     960,699
#*  Shutterfly, Inc........................................    72,736   3,636,800
    Shutterstock, Inc......................................    56,277   2,300,604
#   Signet Jewelers, Ltd...................................   145,690   8,165,924
#   Six Flags Entertainment Corp...........................   147,192   7,927,761
*   Skechers U.S.A., Inc., Class A.........................   268,327   7,666,102
#   skyline Champion Corp..................................    64,445   1,535,724
#*  Sleep Number Corp......................................    98,868   3,595,829
#   Sonic Automotive, Inc., Class A........................   224,909   4,075,351
    Sonic Corp.............................................    70,548   3,053,317
#*  Sotheby's..............................................    98,810   4,150,020
    Speedway Motorsports, Inc..............................    77,145   1,198,062
#*  Sportsman's Warehouse Holdings, Inc....................   127,409     640,867
#   Stage Stores, Inc......................................   509,140     870,629
*   Stamps.com, Inc........................................    39,336   7,952,559
#   Standard Motor Products, Inc...........................    50,632   2,739,698
    Starbucks Corp......................................... 1,064,324  62,018,159
#*  Stein Mart, Inc........................................   100,423     187,791
    Steven Madden, Ltd.....................................   195,057   6,099,432
*   Stoneridge, Inc........................................    70,564   1,793,031
    Strategic Education, Inc...............................    47,876   6,023,758
#   Strattec Security Corp.................................     4,362     146,999
#   Sturm Ruger & Co., Inc.................................    34,520   2,050,143
    Superior Group of Cos, Inc.............................    28,286     491,894
#   Superior Industries International, Inc.................   199,461   1,960,702

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Sypris Solutions, Inc..................................  12,624 $    15,654
#   Tailored Brands, Inc...................................  81,130   1,704,541
*   Tandy Leather Factory, Inc.............................  14,264     102,701
    Tapestry, Inc.......................................... 338,748  14,332,428
    Target Corp............................................ 504,642  42,203,210
*   Taylor Morrison Home Corp., Class A.................... 235,694   3,898,379
#*  Tempur Sealy International, Inc........................ 114,095   5,272,330
    Tenneco, Inc., Class A................................. 133,168   4,584,974
#*  Tesla, Inc.............................................  29,699  10,018,067
#   Texas Roadhouse, Inc................................... 132,920   8,036,343
#   Thor Industries, Inc................................... 131,096   9,129,525
    Tiffany & Co........................................... 148,446  16,522,040
    Tile Shop Holdings, Inc................................ 113,878     740,207
    Tilly's, Inc., Class A.................................  44,701     792,996
    TJX Cos., Inc. (The)................................... 475,997  52,302,550
    Toll Brothers, Inc..................................... 251,999   8,482,286
*   TopBuild Corp..........................................  69,175   3,155,764
    Tower International, Inc...............................  52,818   1,568,166
*   Town Sports International Holdings, Inc................  20,795     159,706
    Tractor Supply Co...................................... 188,865  17,354,805
*   TravelCenters of America LLC...........................  14,440      67,290
#*  TRI Pointe Group, Inc.................................. 483,934   5,758,815
#*  Tuesday Morning Corp................................... 104,500     318,725
    Tupperware Brands Corp.................................  91,580   3,214,458
#*  Turtle Beach Corp......................................  15,946     283,042
*   Ulta Salon Cosmetics & Fragrance, Inc..................  56,616  15,542,224
#*  Under Armour, Inc., Class A............................ 210,347   4,650,772
#*  Under Armour, Inc., Class C............................ 247,753   4,912,942
*   Unifi, Inc.............................................  58,794   1,345,795
#   Unique Fabricating, Inc................................   4,774      33,895
#*  Universal Electronics, Inc.............................  29,638     926,780
*   Universal Technical Institute, Inc.....................  55,794     146,738
#*  Urban Outfitters, Inc.................................. 267,944  10,573,070
#*  US Auto Parts Network, Inc............................. 135,152     160,831
    Vail Resorts, Inc......................................  48,913  12,292,815
#*  Veoneer, Inc........................................... 117,856   3,957,604
#*  Vera Bradley, Inc......................................  97,904   1,291,354
    VF Corp................................................ 194,253  16,099,689
#*  Vince Holding Corp.....................................   4,110      56,841
*   Vista Outdoor, Inc..................................... 119,196   1,489,950
#*  Visteon Corp...........................................  77,200   6,101,888
#*  Vitamin Shoppe, Inc.................................... 217,368   1,688,949
*   VOXX International Corp................................  79,250     404,175
#*  Wayfair, Inc., Class A.................................  97,035  10,701,990
#*  Weight Watchers International, Inc..................... 110,611   7,311,387
#   Wendy's Co. (The)...................................... 757,773  13,064,007
    Weyco Group, Inc.......................................   9,589     303,396
#   Whirlpool Corp......................................... 130,168  14,287,240
#*  William Lyon Homes, Class A............................  71,191     965,350
#   Williams-Sonoma, Inc................................... 243,326  14,448,698
#   Wingstop, Inc..........................................  51,536   3,227,184
    Winmark Corp...........................................   6,666   1,024,498
#   Winnebago Industries, Inc..............................  64,407   1,775,057
    Wolverine World Wide, Inc.............................. 179,001   6,295,465
#   Wyndham Destinations, Inc.............................. 125,417   4,499,962
    Wyndham Hotels & Resorts, Inc.......................... 178,501   8,798,314
    Wynn Resorts, Ltd......................................  95,996   9,657,198
    Yum! Brands, Inc....................................... 230,851  20,871,239
*   ZAGG, Inc..............................................  74,257     899,252

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Zumiez, Inc............................................    70,634 $    1,642,947
                                                                      --------------
TOTAL CONSUMER DISCRETIONARY...............................            3,051,102,828
                                                                      --------------
CONSUMER STAPLES -- (6.0%)
#   Alico, Inc.............................................    15,446        511,263
    Altria Group, Inc...................................... 1,416,780     92,147,371
    Andersons, Inc. (The)..................................   113,980      4,103,280
    Archer-Daniels-Midland Co..............................   400,683     18,932,272
*   Avon Products, Inc.....................................   674,203      1,321,438
#   B&G Foods, Inc.........................................   152,098      3,960,632
#*  Boston Beer Co., Inc. (The), Class A...................    18,943      5,820,994
#*  Bridgford Foods Corp...................................     3,848         65,224
    Brown-Forman Corp., Class A............................    50,227      2,329,026
    Brown-Forman Corp., Class B............................   299,095     13,860,062
    Bunge, Ltd.............................................   145,842      9,013,036
#   Calavo Growers, Inc....................................    37,636      3,650,692
#   Cal-Maine Foods, Inc...................................    83,345      4,056,401
#   Campbell Soup Co.......................................   288,418     10,789,717
#   Casey's General Stores, Inc............................    78,780      9,934,946
*   CCA Industries, Inc....................................     3,400          9,486
#*  Central Garden & Pet Co................................    25,073        814,371
*   Central Garden & Pet Co., Class A......................    81,005      2,401,798
#*  Chefs' Warehouse, Inc. (The)...........................    66,165      2,225,129
#   Church & Dwight Co., Inc...............................   212,256     12,601,639
#   Clorox Co. (The).......................................   123,182     18,286,368
#   Coca-Cola Bottling Co. Consolidated....................    18,384      3,173,630
    Coca-Cola Co. (The).................................... 2,670,749    127,875,462
*   Coffee Holding Co., Inc................................       300          1,305
    Colgate-Palmolive Co...................................   470,121     27,995,706
    Conagra Brands, Inc....................................   472,989     16,838,394
    Constellation Brands, Inc., Class A....................    88,209     17,573,879
#   Constellation Brands, Inc., Class B....................     3,160        624,764
    Costco Wholesale Corp..................................   310,004     70,876,214
#   Coty, Inc., Class A....................................   472,412      4,983,947
*   Craft Brew Alliance, Inc...............................    33,711        618,260
*   Crimson Wine Group, Ltd................................    15,327        131,046
*   Cyanotech Corp.........................................       800          2,752
*   Darling Ingredients, Inc...............................   272,984      5,639,849
#   Dean Foods Co.......................................... 1,475,717     11,790,979
#*  Edgewell Personal Care Co..............................   120,734      5,792,817
#   Energizer Holdings, Inc................................   100,590      5,911,674
    Estee Lauder Cos., Inc. (The), Class A.................   126,846     17,433,714
#*  Farmer Brothers Co.....................................    36,176        872,203
#   Flowers Foods, Inc.....................................   500,644      9,667,436
    Fresh Del Monte Produce, Inc...........................    92,730      3,062,872
    General Mills, Inc.....................................   530,207     23,223,067
#*  Hain Celestial Group, Inc. (The).......................   139,593      3,473,074
#*  Herbalife Nutrition, Ltd...............................   256,106     13,640,206
    Hershey Co. (The)......................................   126,127     13,514,508
#   Hormel Foods Corp......................................   431,000     18,808,840
#*  Hostess Brands, Inc....................................   201,801      2,098,730
    Ingles Markets, Inc., Class A..........................    45,302      1,492,248
    Ingredion, Inc.........................................   141,182     14,284,795
#   Inter Parfums, Inc.....................................    60,281      3,555,976
#   J&J Snack Foods Corp...................................    27,447      4,286,124
#   JM Smucker Co. (The)...................................   127,142     13,772,021
    John B. Sanfilippo & Son, Inc..........................    20,863      1,315,621
#   Kellogg Co.............................................   297,836     19,502,301
    Keurig Dr Pepper, Inc..................................   173,793      4,518,618

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
CONSUMER STAPLES -- (Continued)
    Kimberly-Clark Corp....................................   247,690 $ 25,834,067
    Kraft Heinz Co. (The)..................................   339,442   18,659,127
    Kroger Co. (The)....................................... 1,362,367   40,544,042
    Lamb Weston Holdings, Inc..............................   109,413    8,551,720
    Lancaster Colony Corp..................................    53,444    9,159,233
*   Landec Corp............................................    56,375      771,774
*   Lifevantage Corp.......................................    11,327      124,710
*   Lifeway Foods, Inc.....................................    13,678       39,666
#   Limoneira Co...........................................    26,762      659,683
    Mannatech, Inc.........................................     1,435       23,247
#   McCormick & Co., Inc...................................     4,298      616,333
#   McCormick & Co., Inc. Non-Voting.......................   109,182   15,722,208
#   Medifast, Inc..........................................    37,846    8,011,241
#   MGP Ingredients, Inc...................................    41,925    2,983,802
#   Molson Coors Brewing Co., Class A......................     1,162       72,021
    Molson Coors Brewing Co., Class B......................   227,972   14,590,208
    Mondelez International, Inc., Class A..................   548,910   23,043,242
*   Monster Beverage Corp..................................   212,304   11,220,266
#*  National Beverage Corp.................................    41,682    3,853,501
*   Natural Alternatives International, Inc................     7,941       75,281
#*  Natural Grocers by Vitamin Cottage, Inc................    46,169      836,582
#   Natural Health Trends Corp.............................    13,193      300,009
*   Nature's Sunshine Products, Inc........................    22,328      197,603
    Nu Skin Enterprises, Inc., Class A.....................   130,288    9,148,823
#   Ocean Bio-Chem, Inc....................................     3,050       11,376
    Oil-Dri Corp. of America...............................     8,137      251,677
#*  Orchids Paper Products Co..............................     6,335        9,883
    PepsiCo, Inc........................................... 1,085,193  121,953,989
*   Performance Food Group Co..............................   245,152    7,187,857
    Philip Morris International, Inc.......................   761,282   67,046,106
#*  Pilgrim's Pride Corp...................................   214,493    3,787,946
#*  Post Holdings, Inc.....................................   183,797   16,251,331
#   PriceSmart, Inc........................................    58,502    4,103,915
*   Primo Water Corp.......................................    60,077    1,001,484
    Procter & Gamble Co. (The)............................. 1,330,619  117,999,293
#*  Pyxus International, Inc...............................    22,730      539,610
#*  Revlon, Inc., Class A..................................    51,808    1,087,968
#*  Rite Aid Corp.......................................... 1,056,107    1,267,328
    Rocky Mountain Chocolate Factory, Inc..................     5,266       43,655
*   S&W Seed Co............................................    25,674       71,887
#   Sanderson Farms, Inc...................................    64,495    6,345,663
    Seaboard Corp..........................................       550    2,125,750
*   Seneca Foods Corp., Class A............................    18,887      597,396
*   Seneca Foods Corp., Class B............................     1,493       47,403
*   Simply Good Foods Co. (The)............................   114,380    2,168,645
#*  Smart & Final Stores, Inc..............................    62,533      315,792
    SpartanNash Co.........................................    72,570    1,295,374
    Spectrum Brands Holdings, Inc..........................   135,262    8,785,267
#*  Sprouts Farmers Market, Inc............................   271,894    7,311,230
    Sysco Corp.............................................   347,286   24,771,910
#   Tootsie Roll Industries, Inc...........................    33,637    1,061,920
#*  TreeHouse Foods, Inc...................................   126,174    5,748,487
#   Turning Point Brands, Inc..............................    12,070      496,077
    Tyson Foods, Inc., Class A.............................   321,309   19,252,835
#*  United Natural Foods, Inc..............................   101,837    2,212,918
    United-Guardian, Inc...................................     1,741       30,015
    Universal Corp.........................................    58,667    3,981,143
*   US Foods Holding Corp..................................   403,096   11,758,310
*   USANA Health Sciences, Inc.............................    60,574    7,088,369

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
CONSUMER STAPLES -- (Continued)
#   Vector Group, Ltd......................................   239,143 $    3,233,213
#*  Veru, Inc..............................................    32,722         39,594
#   Village Super Market, Inc., Class A....................    16,034        395,078
    Walgreens Boots Alliance, Inc..........................   489,474     39,045,341
    Walmart, Inc........................................... 1,333,978    133,771,314
#   WD-40 Co...............................................    23,643      3,950,272
#   Weis Markets, Inc......................................    52,917      2,442,120
                                                                      --------------
TOTAL CONSUMER STAPLES.....................................            1,511,113,307
                                                                      --------------
ENERGY -- (5.3%)
*   Abraxas Petroleum Corp.................................   382,209        703,264
    Adams Resources & Energy, Inc..........................     3,234        131,139
    Anadarko Petroleum Corp................................   299,518     15,934,358
#*  Antero Resources Corp..................................   447,117      7,104,689
#   Apache Corp............................................   647,135     24,481,117
*   Apergy Corp............................................   110,373      4,303,443
#   Arch Coal, Inc., Class A...............................    60,718      5,822,856
    Archrock, Inc..........................................   283,294      2,906,596
#*  Ardmore Shipping Corp..................................     9,180         59,303
*   Aspen Aerogels, Inc....................................    34,067        121,960
#   Baker Hughes a GE Co...................................   193,193      5,156,321
*   Barnwell Industries, Inc...............................     4,663          7,694
*   Basic Energy Services, Inc.............................    63,651        494,568
#*  Bonanza Creek Energy, Inc..............................    33,188        854,591
#*  Bristow Group, Inc.....................................    75,611        832,477
#   Cabot Oil & Gas Corp...................................   231,070      5,598,826
*   Cactus, Inc., Class A..................................    35,772      1,196,931
#*  California Resources Corp..............................    57,209      1,792,930
#*  Callon Petroleum Co....................................   504,491      5,029,775
#*  CARBO Ceramics, Inc....................................    22,288        107,651
#*  Carrizo Oil & Gas, Inc.................................   257,095      4,681,700
#*  Centennial Resource Development, Inc., Class A.........   406,898      7,796,166
*   Cheniere Energy, Inc...................................   194,072     11,723,889
#*  Chesapeake Energy Corp................................. 1,435,909      5,040,041
    Chevron Corp........................................... 1,161,601    129,692,752
#   Cimarex Energy Co......................................   122,872      9,764,638
*   Clean Energy Fuels Corp................................   415,975        919,305
#*  Cloud Peak Energy, Inc................................. 1,048,963      1,793,727
*   CNX Resources Corp.....................................   443,958      6,947,943
#*  Concho Resources, Inc..................................   274,367     38,161,706
    ConocoPhillips.........................................   632,441     44,207,626
*   CONSOL Energy, Inc.....................................    56,632      2,256,219
*   Contango Oil & Gas Co..................................    46,887        236,779
#*  Continental Resources, Inc.............................   200,801     10,578,197
#   Core Laboratories NV...................................    69,389      5,914,718
    CVR Energy, Inc........................................    84,449      3,631,307
*   Dawson Geophysical Co..................................   181,860      1,020,235
#   Delek US Holdings, Inc.................................   177,461      6,516,368
#*  Denbury Resources, Inc................................. 1,097,925      3,787,841
    Devon Energy Corp......................................   592,153     19,185,757
#   DHT Holdings, Inc......................................   906,992      4,562,170
#*  Diamond Offshore Drilling, Inc.........................   185,394      2,628,887
#   Diamondback Energy, Inc................................    80,615      9,057,901
*   Dorian LPG, Ltd........................................    22,181        176,339
#*  Dril-Quip, Inc.........................................   153,789      6,545,260
*   Earthstone Energy, Inc., Class A.......................    37,651        309,868
#*  Eclipse Resources Corp.................................   298,237        339,990
*   Energen Corp...........................................   168,312     12,113,415
    EnLink Midstream LLC...................................   222,376      2,890,888

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
ENERGY -- (Continued)
#   Ensco P.L.C., Class A..................................   962,509 $  6,872,314
    EOG Resources, Inc.....................................   281,318   29,634,038
#*  EP Energy Corp., Class A...............................    51,900       93,420
#   EQT Corp...............................................   197,919    6,723,308
*   Era Group, Inc.........................................    46,346      524,637
    Evolution Petroleum Corp...............................    29,379      302,604
*   Exterran Corp..........................................    77,659    1,622,296
#*  Extraction Oil & Gas, Inc..............................   183,432    1,465,622
    Exxon Mobil Corp....................................... 2,797,473  222,902,649
#*  Forum Energy Technologies, Inc.........................   226,558    2,029,960
#*  Frank's International NV...............................   151,936    1,078,746
    GasLog, Ltd............................................   141,285    2,890,691
*   Geospace Technologies Corp.............................    24,656      313,871
#*  Goodrich Petroleum Corp................................    13,413      202,134
#   Green Plains, Inc......................................   107,318    1,828,699
    Gulf Island Fabrication, Inc...........................    82,156      698,326
#*  Gulfport Energy Corp...................................   414,673    3,777,671
#*  Halcon Resources Corp..................................   214,960      713,667
    Hallador Energy Co.....................................    65,926      432,475
    Halliburton Co.........................................   387,497   13,438,396
*   Helix Energy Solutions Group, Inc......................   332,479    2,832,721
#   Helmerich & Payne, Inc.................................   126,617    7,886,973
#   Hess Corp..............................................   205,502   11,795,815
#*  HighPoint Resources Corp...............................   342,722    1,274,926
    HollyFrontier Corp.....................................   345,214   23,281,232
#*  Hornbeck Offshore Services, Inc........................    38,647      121,738
*   Independence Contract Drilling, Inc....................    31,818      127,590
#*  International Seaways, Inc.............................    52,473    1,128,694
#*  ION Geophysical Corp...................................    85,439    1,009,035
#*  Keane Group, Inc.......................................   299,969    3,770,610
#*  Key Energy Services, Inc...............................     4,036       36,526
    Kinder Morgan, Inc..................................... 1,202,933   20,473,920
*   KLX Energy Services Holdings, Inc......................    43,125    1,245,881
#*  Kosmos Energy, Ltd.....................................   816,064    5,296,255
#*  Laredo Petroleum, Inc..................................   462,616    2,424,108
#*  Lonestar Resources US, Inc., Class A...................    15,073      115,911
    Mammoth Energy Services, Inc...........................    19,297      481,653
    Marathon Oil Corp......................................   907,427   17,232,039
    Marathon Petroleum Corp................................   783,353   55,187,219
#*  Matador Resources Co...................................   257,093    7,414,562
*   Matrix Service Co......................................    61,721    1,254,788
#*  McDermott International, Inc...........................   855,601    6,613,796
*   Mexco Energy Corp......................................       684        2,948
*   Midstates Petroleum Co., Inc...........................     2,287       16,489
*   Mitcham Industries, Inc................................    58,960      235,840
#   Murphy Oil Corp........................................   393,885   12,549,176
#   Nabors Industries, Ltd.................................   703,246    3,495,133
    NACCO Industries, Inc., Class A........................    10,537      363,948
    National Oilwell Varco, Inc............................   271,050    9,974,640
*   Natural Gas Services Group, Inc........................    17,412      336,052
#*  NCS Multistage Holdings, Inc...........................     1,906       21,538
*   Newfield Exploration Co................................   533,145   10,769,529
#*  Newpark Resources, Inc.................................   201,747    1,656,343
#*  Noble Corp. P.L.C......................................   604,069    3,032,426
#   Noble Energy, Inc......................................   492,330   12,234,400
#   Nordic American Offshore, Ltd..........................     1,464        1,222
#   Nordic American Tankers, Ltd...........................    29,510       76,431
*   Northern Oil and Gas, Inc..............................   314,225      923,821
#*  Nuverra Environmental Solutions, Inc...................       508        5,710

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
#*  Oasis Petroleum, Inc...................................   582,343 $ 5,858,371
    Occidental Petroleum Corp..............................   543,962  36,483,531
*   Oceaneering International, Inc.........................   629,678  11,926,101
#*  Oil States International, Inc..........................   140,744   3,134,369
    ONEOK, Inc.............................................   268,598  17,620,029
*   Overseas Shipholding Group, Inc., Class A..............    47,976     150,645
*   Pacific Ethanol, Inc...................................   511,457     838,789
    Panhandle Oil and Gas, Inc., Class A...................    28,121     500,273
*   Par Pacific Holdings, Inc..............................    90,316   1,596,787
#*  Parker Drilling Co.....................................    12,699      31,747
*   Parsley Energy, Inc., Class A..........................   352,269   8,250,140
    Patterson-UTI Energy, Inc..............................   390,493   6,497,803
    PBF Energy, Inc., Class A..............................   317,611  13,292,020
*   PDC Energy, Inc........................................   126,760   5,380,962
    Peabody Energy Corp....................................   276,515   9,802,457
#*  Penn Virginia Corp.....................................    30,301   2,084,103
#*  PHI, Inc...............................................     2,247      18,605
#*  PHI, Inc. Non-Voting...................................   243,558   1,897,317
    Phillips 66............................................   199,572  20,519,993
*   Pioneer Energy Services Corp...........................   846,587   2,514,363
    Pioneer Natural Resources Co...........................    87,657  12,909,246
#*  Profire Energy, Inc....................................    14,618      33,329
#*  ProPetro Holding Corp..................................   201,000   3,547,650
*   QEP Resources, Inc.....................................   543,567   4,843,182
*   Quintana Energy Services, Inc..........................     9,890      63,197
#   Range Resources Corp...................................   473,776   7,509,350
*   Ranger Energy Services, Inc............................     2,108      13,702
#*  Renewable Energy Group, Inc............................    98,363   3,057,122
#*  REX American Resources Corp............................     8,700     645,279
*   RigNet, Inc............................................    29,866     510,709
#*  Ring Energy, Inc.......................................   128,562     916,647
#*  Rowan Cos. P.L.C., Class A.............................   305,794   4,865,182
#   RPC, Inc...............................................   303,539   4,516,660
    Schlumberger, Ltd......................................   547,040  28,068,622
#   Scorpio Tankers, Inc...................................   889,911   1,592,941
*   SEACOR Holdings, Inc...................................    42,854   2,056,563
#*  SEACOR Marine Holdings, Inc............................    49,135     898,188
#*  Select Energy Services, Inc., Class A..................   132,985   1,271,337
#   SemGroup Corp., Class A................................   165,491   3,059,929
#   Ship Finance International, Ltd........................   152,148   1,901,850
#   SM Energy Co...........................................   260,976   6,352,156
#*  Smart Sand, Inc........................................    48,900     135,453
#*  Solaris Oilfield Infrastructure, Inc., Class A.........    33,310     439,692
#*  Southwestern Energy Co.................................   813,898   4,346,215
#*  SRC Energy, Inc........................................   503,576   3,565,318
*   Superior Drilling Products, Inc........................     5,561      22,022
*   Superior Energy Services, Inc.......................... 1,894,417  14,833,285
*   Talos Energy, Inc......................................    43,771   1,140,672
#   Targa Resources Corp...................................   179,580   9,278,899
#   TechnipFMC P.L.C.......................................   336,453   8,848,714
#   Teekay Corp............................................   111,937     742,142
#   Teekay Tankers, Ltd., Class A..........................   976,573   1,083,996
#*  TETRA Technologies, Inc................................   315,099     935,844
#*  Tidewater, Inc.........................................     1,831      49,162
#*  Transocean, Ltd........................................   763,592   8,407,148
#*  Ultra Petroleum Corp................................... 1,139,751   1,367,701
#*  Unit Corp..............................................   119,428   2,762,370
#   US Silica Holdings, Inc................................   156,476   2,190,664
#*  VAALCO Energy, Inc.....................................    10,350      20,493

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
ENERGY -- (Continued)
    Valero Energy Corp..................................... 335,799 $   30,587,931
#*  W&T Offshore, Inc...................................... 282,411      1,903,450
#*  Whiting Petroleum Corp................................. 232,029      8,654,682
#*  WildHorse Resource Development Corp.................... 143,873      3,051,546
    Williams Cos., Inc. (The).............................. 466,866     11,358,850
    World Fuel Services Corp............................... 148,419      4,749,408
#*  WPX Energy, Inc........................................ 678,037     10,875,713
                                                                    --------------
TOTAL ENERGY...............................................          1,327,751,899
                                                                    --------------
FINANCIALS -- (13.9%)
#*  1347 Property Insurance Holdings, Inc..................   1,369          8,036
#   1st Constitution Bancorp...............................  13,483        272,626
    1st Source Corp........................................  55,992      2,608,667
#   Access National Corp...................................  16,342        424,402
    ACNB Corp..............................................   6,364        255,196
    Affiliated Managers Group, Inc.........................  66,804      7,592,943
    Aflac, Inc............................................. 482,519     20,782,093
    Alleghany Corp.........................................  13,054      7,841,277
*   Allegiance Bancshares, Inc.............................   2,259         87,446
    Allstate Corp. (The)................................... 231,917     22,199,095
    Ally Financial, Inc.................................... 690,434     17,543,928
    A-Mark Precious Metals, Inc............................   8,896        114,136
*   Ambac Financial Group, Inc.............................  25,628        527,424
    American Equity Investment Life Holding Co............. 190,721      5,954,310
    American Express Co.................................... 625,797     64,288,126
    American Financial Group, Inc.......................... 119,839     11,987,495
    American International Group, Inc...................... 513,825     21,215,834
    American National Bankshares, Inc......................  17,268        623,202
    American National Insurance Co.........................  27,596      3,400,931
    American River Bankshares..............................   8,283        126,813
    Ameriprise Financial, Inc.............................. 196,118     24,954,054
    Ameris Bancorp.........................................  76,534      3,282,543
#   AMERISAFE, Inc.........................................  43,467      2,829,267
    AmeriServ Financial, Inc...............................   8,436         35,769
    Ames National Corp.....................................  17,366        477,391
#   AmTrust Financial Services, Inc........................ 335,644      4,813,135
    Aon P.L.C.............................................. 149,536     23,354,532
*   Arch Capital Group, Ltd................................ 314,292      8,916,464
    Ares Management L.P....................................  13,753        269,696
    Argo Group International Holdings, Ltd.................  75,102      4,627,034
    Arrow Financial Corp...................................  26,418        928,329
    Arthur J Gallagher & Co................................ 190,878     14,126,881
    Artisan Partners Asset Management, Inc., Class A.......  92,554      2,536,905
    Aspen Insurance Holdings, Ltd.......................... 134,565      5,635,582
    Associated Banc-Corp................................... 277,595      6,434,652
    Assurant, Inc.......................................... 110,847     10,775,437
    Assured Guaranty, Ltd.................................. 232,335      9,288,753
    Asta Funding, Inc......................................   1,215          4,641
*   Athene Holding, Ltd., Class A.......................... 163,697      7,484,227
    Atlantic American Corp.................................   2,737          7,472
*   Atlantic Capital Bancshares, Inc.......................  25,900        390,313
*   Atlanticus Holdings Corp...............................  14,132         46,636
*   Atlas Financial Holdings, Inc..........................  17,175        165,052
    Auburn National Bancorporation, Inc....................   1,095         44,107
    Axis Capital Holdings, Ltd............................. 137,209      7,654,890
#*  Axos Financial, Inc.................................... 141,091      4,283,523
#   Banc of California, Inc................................ 105,906      1,689,201
    BancFirst Corp.........................................  63,148      3,623,432
    Bancorp 34, Inc........................................   1,370         20,646

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
FINANCIALS -- (Continued)
#   Bancorp of New Jersey, Inc.............................     3,631 $     53,702
*   Bancorp, Inc. (The)....................................   145,534    1,528,107
#   BancorpSouth Bank......................................   159,590    4,580,233
    Bank of America Corp................................... 5,850,983  160,902,032
    Bank of Commerce Holdings..............................    13,684      163,387
#   Bank of Hawaii Corp....................................    82,694    6,486,517
    Bank of Marin Bancorp..................................     4,243      360,613
    Bank of New York Mellon Corp. (The)....................   632,620   29,941,905
#   Bank of NT Butterfield & Son, Ltd. (The)...............   122,550    4,937,539
    Bank of South Carolina Corp............................     5,861      115,755
    Bank of the James Financial Group, Inc.................       800       12,200
#   Bank OZK...............................................   227,261    6,217,861
    BankFinancial Corp.....................................    26,449      373,460
    BankUnited, Inc........................................   186,055    6,158,420
    Bankwell Financial Group, Inc..........................     1,237       37,506
    Banner Corp............................................    72,651    4,200,681
    Bar Harbor Bankshares..................................    10,924      279,327
*   Baycom Corp............................................       900       21,771
#   BB&T Corp..............................................   403,793   19,850,464
    BCB Bancorp, Inc.......................................     7,133       88,735
    Beneficial Bancorp, Inc................................   165,467    2,586,249
*   Berkshire Bancorp, Inc.................................     1,000       13,125
*   Berkshire Hathaway, Inc., Class B...................... 1,192,385  244,772,793
    Berkshire Hills Bancorp, Inc...........................   104,558    3,489,100
    BGC Partners, Inc., Class A............................   636,889    6,744,655
    BlackRock, Inc.........................................    61,408   25,264,479
*   Blucora, Inc...........................................    54,213    1,567,840
#   Blue Capital Reinsurance Holdings, Ltd.................    11,797       92,135
    Blue Hills Bancorp, Inc................................     9,244      214,553
    BOK Financial Corp.....................................    97,679    8,374,021
    Boston Private Financial Holdings, Inc.................   215,928    2,915,028
    Bridge Bancorp, Inc....................................    17,724      526,403
*   Brighthouse Financial, Inc.............................   122,389    4,850,276
    BrightSphere Investment Group P.L.C....................   162,492    1,852,409
#   Brookline Bancorp, Inc.................................   184,809    2,864,539
    Brown & Brown, Inc.....................................   438,271   12,350,477
*   Brunswick Bancorp......................................        40          355
    Bryn Mawr Bank Corp....................................    42,544    1,699,207
*   BSB Bancorp, Inc.......................................     1,333       38,390
    C&F Financial Corp.....................................     2,239      108,703
    Cadence BanCorp........................................   120,129    2,650,046
    Camden National Corp...................................    32,664    1,324,525
*   Cannae Holdings, Inc...................................   162,878    3,008,357
    Capital City Bank Group, Inc...........................    17,274      409,394
    Capital One Financial Corp.............................   298,586   26,663,730
#   Capitol Federal Financial, Inc.........................   309,646    3,842,707
    Carolina Financial Corp................................    37,448    1,239,154
*   Carolina Trust Bancshares, Inc.........................     1,346       11,105
#   Cathay General Bancorp.................................   134,527    5,067,632
    Cboe Global Markets, Inc...............................    92,718   10,463,226
    CenterState Banks Corp.................................   193,758    4,762,572
*   Central Federal Corp...................................     1,602       21,355
    Central Pacific Financial Corp.........................    40,190    1,086,738
    Central Valley Community Bancorp.......................     1,439       29,125
    Century Bancorp, Inc., Class A.........................     7,876      591,645
    Charles Schwab Corp. (The).............................   538,337   24,892,703
#   Chemical Financial Corp................................   114,472    5,364,158
    Chemung Financial Corp.................................     2,690      116,934
    Chubb, Ltd.............................................   256,986   32,100,121

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   Cincinnati Financial Corp..............................   118,249 $ 9,299,101
#   CIT Group, Inc.........................................   179,287   8,494,618
    Citigroup, Inc......................................... 1,356,080  88,768,997
    Citizens & Northern Corp...............................     7,009     176,487
#   Citizens Community Bancorp, Inc........................     7,031      89,645
    Citizens Financial Group, Inc..........................   367,156  13,713,277
#   Citizens First Corp....................................     3,200      79,936
    Citizens Holding Co....................................       772      17,841
#*  Citizens, Inc..........................................    39,312     308,992
#   City Holding Co........................................    29,808   2,199,234
#   Civista Bancshares, Inc................................     1,636      37,890
    CME Group, Inc.........................................   151,962  27,845,517
    CNA Financial Corp.....................................    59,139   2,564,858
    CNB Financial Corp.....................................    26,284     672,870
    CNO Financial Group, Inc...............................   184,317   3,483,591
    Codorus Valley Bancorp, Inc............................     2,139      56,145
#   Cohen & Steers, Inc....................................   126,459   4,854,761
    Colony Bankcorp, Inc...................................     1,337      22,221
    Columbia Banking System, Inc...........................   162,110   6,012,660
    Comerica, Inc..........................................   198,601  16,197,898
#   Commerce Bancshares, Inc...............................   197,882  12,585,295
    Commercial National Financial Corp.....................       847      19,079
#   Community Bank System, Inc.............................   127,180   7,426,040
*   Community Bankers Trust Corp...........................    39,875     339,735
#   Community Financial Corp. (The)........................     9,835     296,525
*   Community First Bancshares, Inc........................     5,381      59,729
    Community Trust Bancorp, Inc...........................    39,856   1,813,847
    Community West Bancshares..............................     1,844      20,358
    ConnectOne Bancorp, Inc................................    68,447   1,418,906
#*  Consumer Portfolio Services, Inc.......................   157,440     615,590
    County Bancorp, Inc....................................    12,334     256,732
#*  Cowen, Inc.............................................    33,497     495,756
#   Crawford & Co., Class A................................    66,921     604,966
    Crawford & Co., Class B................................    50,315     463,401
#*  Credit Acceptance Corp.................................    39,061  16,578,270
#   Cullen/Frost Bankers, Inc..............................    97,374   9,534,862
*   Customers Bancorp, Inc.................................    71,646   1,468,027
    CVB Financial Corp.....................................   243,472   5,319,863
    Diamond Hill Investment Group, Inc.....................     7,514   1,293,761
#   Dime Community Bancshares, Inc.........................    85,536   1,378,840
    Discover Financial Services............................   486,844  33,918,421
    DNB Financial Corp.....................................     6,476     222,645
    Donegal Group, Inc., Class A...........................   122,002   1,638,487
    Donegal Group, Inc., Class B...........................     2,147      27,503
*   Donnelley Financial Solutions, Inc.....................    85,835   1,334,734
*   E*TRADE Financial Corp.................................   331,806  16,397,853
    Eagle Bancorp Montana, Inc.............................     9,395     154,548
*   Eagle Bancorp, Inc.....................................    70,016   3,442,687
    East West Bancorp, Inc.................................   217,327  11,396,628
    Eaton Vance Corp.......................................   259,085  11,671,779
#*  eHealth, Inc...........................................    38,274   1,315,095
#   Elmira Savings Bank....................................     3,961      79,616
    EMC Insurance Group, Inc...............................    20,647     494,909
    Employers Holdings, Inc................................    85,198   3,915,700
#*  Encore Capital Group, Inc..............................    51,774   1,315,577
*   Enova International, Inc...............................   115,389   2,728,950
*   Enstar Group, Ltd......................................    26,644   4,838,550
*   Entegra Financial Corp.................................     5,352     121,437
    Enterprise Bancorp, Inc................................     5,355     173,395

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Enterprise Financial Services Corp.....................  57,525 $ 2,499,461
*   Equity Bancshares, Inc., Class A.......................  14,758     532,616
#   Erie Indemnity Co., Class A............................  62,084   8,051,674
    ESSA Bancorp, Inc......................................   9,594     154,943
*   Essent Group, Ltd...................................... 161,779   6,377,328
    Evans Bancorp, Inc.....................................   7,658     336,952
#   Evercore, Inc., Class A................................ 122,133   9,977,045
    Everest Re Group, Ltd..................................  39,665   8,641,417
#*  EZCORP, Inc., Class A.................................. 120,118   1,193,973
#   FactSet Research Systems, Inc..........................  52,834  11,822,136
#   Farmers & Merchants Bancorp, Inc.......................     650      26,423
    Farmers National Banc Corp.............................  11,290     147,899
    Fauquier Bankshares, Inc...............................     100       2,302
#   FB Financial Corp......................................  62,223   2,269,895
    FBL Financial Group, Inc., Class A.....................  36,202   2,497,214
*   FCB Financial Holdings, Inc., Class A.................. 113,582   4,444,464
    Federal Agricultural Mortgage Corp., Class A...........   1,374      87,647
    Federal Agricultural Mortgage Corp., Class C...........  18,843   1,315,995
#   Federated Investors, Inc., Class B..................... 278,242   6,864,230
    FedNat Holding Co......................................  36,099     777,211
#   Fidelity D&D Bancorp, Inc..............................   1,116      73,288
    Fidelity National Financial, Inc....................... 318,778  10,663,124
    Fidelity Southern Corp.................................  62,903   1,460,608
    Fifth Third Bancorp.................................... 875,722  23,635,737
    Financial Institutions, Inc............................  41,909   1,196,502
    First American Financial Corp.......................... 203,664   9,028,425
    First Bancorp..........................................  68,671   2,533,273
*   First BanCorp.......................................... 479,927   4,429,726
#   First Bancorp of Indiana, Inc..........................      96       1,872
    First Bancorp, Inc.....................................  12,572     359,056
*   First Bancshares, Inc..................................     200       2,823
    First Bancshares, Inc. (The)...........................   2,479      89,343
    First Bank.............................................   1,300      15,444
    First Busey Corp....................................... 111,539   3,114,169
    First Business Financial Services, Inc.................   5,040     105,487
    First Capital, Inc.....................................     600      26,370
    First Choice Bancorp...................................   1,100      24,750
    First Citizens BancShares, Inc., Class A...............  21,322   9,096,605
    First Commonwealth Financial Corp...................... 249,865   3,373,177
    First Community Bankshares, Inc........................  34,005   1,174,193
#   First Community Corp...................................  12,722     277,976
    First Defiance Financial Corp..........................  33,153     902,425
#   First Financial Bancorp................................ 233,511   6,110,983
#   First Financial Bankshares, Inc........................  91,082   5,372,927
    First Financial Corp...................................  10,547     483,685
    First Financial Northwest, Inc.........................  14,137     213,610
#*  First Foundation, Inc..................................  46,045     746,389
    First Hawaiian, Inc.................................... 177,102   4,388,588
#   First Horizon National Corp............................ 519,849   8,390,363
    First Internet Bancorp.................................   8,337     214,844
    First Interstate BancSystem, Inc., Class A.............  86,841   3,600,428
    First Merchants Corp................................... 124,123   5,164,758
    First Mid-Illinois Bancshares, Inc.....................   3,597     134,096
#   First Midwest Bancorp, Inc............................. 236,280   5,424,989
*   First Northwest Bancorp................................   7,686     112,216
    First of Long Island Corp. (The).......................  10,128     204,687
#   First Republic Bank.................................... 144,439  13,142,505
#   First Savings Financial Group, Inc.....................     512      33,085
    First United Corp......................................  11,701     210,618

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    First US Bancshares, Inc...............................     4,857 $    42,839
    FirstCash, Inc.........................................   100,097   8,047,799
#*  Flagstar Bancorp, Inc..................................   116,330   3,581,801
    Flushing Financial Corp................................    85,352   1,936,637
#   FNB Corp...............................................   525,072   6,211,602
#*  Franklin Financial Network, Inc........................    31,196   1,057,544
#   Franklin Resources, Inc................................   377,977  11,528,298
    FS Bancorp, Inc........................................     1,874      84,592
    Fulton Financial Corp..................................   386,777   6,192,300
#   GAIN Capital Holdings, Inc.............................    69,790     533,196
    GAINSCO, Inc...........................................       513      16,511
#   GAMCO Investors, Inc., Class A.........................    20,017     410,755
*   Genworth Financial, Inc., Class A......................   554,579   2,373,598
#   German American Bancorp, Inc...........................    44,467   1,410,049
#   Glacier Bancorp, Inc...................................   156,747   6,646,073
    Global Indemnity, Ltd..................................    19,910     712,778
    Goldman Sachs Group, Inc. (The)........................   215,265  48,514,273
*   Great Elm Capital Group, Inc...........................    30,083     102,884
    Great Southern Bancorp, Inc............................    32,348   1,751,644
#   Great Western Bancorp, Inc.............................   132,496   4,855,978
    Green Bancorp, Inc.....................................    70,841   1,310,558
*   Green Dot Corp., Class A...............................   119,408   9,043,962
#   Greenhill & Co., Inc...................................    62,640   1,381,212
#*  Greenlight Capital Re, Ltd., Class A...................    68,604     795,120
    Guaranty Bancorp.......................................    51,777   1,347,238
    Guaranty Federal Bancshares, Inc.......................     1,409      33,985
*   Hallmark Financial Services, Inc.......................    16,543     184,289
*   Hamilton Bancorp, Inc..................................     1,300      18,655
#   Hamilton Lane, Inc., Class A...........................    22,756     873,375
    Hancock Whitney Corp...................................   153,362   6,435,070
    Hanmi Financial Corp...................................    77,679   1,629,705
    Hanover Insurance Group, Inc. (The)....................    81,151   9,038,598
*   HarborOne Bancorp, Inc.................................     2,956      53,799
    Harleysville Financial Corp............................     1,916      45,026
    Hartford Financial Services Group, Inc. (The)..........   471,044  21,394,818
    Hawthorn Bancshares, Inc...............................     5,144     120,370
    HCI Group, Inc.........................................    21,758     950,172
#   Heartland Financial USA, Inc...........................    75,525   4,013,398
#   Hennessy Advisors, Inc.................................    13,944     172,766
    Heritage Commerce Corp.................................   101,075   1,466,598
#   Heritage Financial Corp................................    80,645   2,638,704
#   Heritage Insurance Holdings, Inc.......................    28,530     398,279
    Hilltop Holdings, Inc..................................   177,004   3,522,380
    Hingham Institution for Savings........................       915     186,294
*   HMN Financial, Inc.....................................     2,940      60,241
    Home Bancorp, Inc......................................     8,001     317,960
#   Home BancShares, Inc...................................   340,401   6,481,235
*   HomeStreet, Inc........................................    50,976   1,324,356
*   HomeTrust Bancshares, Inc..............................       761      20,745
#   Hope Bancorp, Inc......................................   306,541   4,438,714
    HopFed Bancorp, Inc....................................     5,593      85,853
    Horace Mann Educators Corp.............................    93,510   3,673,073
    Horizon Bancorp, inc...................................    51,414     861,699
    Houlihan Lokey, Inc....................................    56,137   2,311,722
#*  Howard Bancorp, Inc....................................     7,971     126,819
#   Huntington Bancshares, Inc............................. 1,399,965  20,061,498
    IBERIABANK Corp........................................    87,670   6,530,538
    Independence Holding Co................................     3,097     112,142
    Independent Bank Corp..................................    53,303   4,181,620

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
FINANCIALS -- (Continued)
    Independent Bank Corp..................................    53,637 $  1,186,987
#   Independent Bank Group, Inc............................    59,160    3,425,956
    Interactive Brokers Group, Inc., Class A...............   187,946    9,286,412
    Intercontinental Exchange, Inc.........................   294,826   22,713,395
    International Bancshares Corp..........................   148,121    5,732,283
*   INTL. FCStone, Inc.....................................    34,586    1,566,054
#   Invesco, Ltd...........................................   397,111    8,621,280
    Investar Holding Corp..................................     4,494      117,248
    Investment Technology Group, Inc.......................    58,132    1,597,467
    Investors Bancorp, Inc.................................   496,062    5,545,973
    Investors Title Co.....................................     1,978      359,996
    James River Group Holdings, Ltd........................    70,454    2,712,479
#   Janus Henderson Group P.L.C............................   263,590    6,476,406
    Jefferies Financial Group, Inc.........................   377,306    8,100,760
    JPMorgan Chase & Co.................................... 2,314,893  252,369,635
    Kearny Financial Corp..................................   226,848    2,935,413
    Kemper Corp............................................   117,886    8,863,848
    Kentucky First Federal Bancorp.........................     2,636       20,824
    KeyCorp................................................   826,800   15,014,688
    Kingstone Cos., Inc....................................    14,201      241,417
#   Kinsale Capital Group, Inc.............................    15,402      919,653
    Ladenburg Thalmann Financial Services, Inc.............    23,786       65,887
    Lake Shore Bancorp, Inc................................     1,025       15,888
    Lakeland Bancorp, Inc..................................   105,707    1,740,994
    Lakeland Financial Corp................................    51,149    2,200,941
    Landmark Bancorp, Inc..................................     4,966      135,324
    Lazard, Ltd., Class A..................................   138,184    5,491,432
    LCNB Corp..............................................    18,516      314,587
#   LegacyTexas Financial Group, Inc.......................   103,003    3,968,706
    Legg Mason, Inc........................................   307,341    8,673,163
#*  LendingClub Corp.......................................   859,229    2,775,310
#*  LendingTree, Inc.......................................    14,103    2,844,434
*   Limestone Bancorp, Inc.................................       286        4,476
    Lincoln National Corp..................................   166,409   10,016,158
#   Live Oak Bancshares, Inc...............................    76,793    1,412,991
    Loews Corp.............................................   248,334   11,562,431
    LPL Financial Holdings, Inc............................   255,096   15,713,914
    M&T Bank Corp..........................................   145,268   24,028,780
    Macatawa Bank Corp.....................................    58,211      631,589
    Mackinac Financial Corp................................    15,022      234,343
*   Magyar Bancorp, Inc....................................       411        5,220
#   Maiden Holdings, Ltd...................................   225,364      791,028
#*  Malvern Bancorp, Inc...................................    12,726      258,465
#   Manning & Napier, Inc..................................    13,893       27,230
*   Markel Corp............................................     9,516   10,403,272
#   MarketAxess Holdings, Inc..............................    41,917    8,788,737
    Marlin Business Services Corp..........................    24,496      651,104
    Marsh & McLennan Cos., Inc.............................   301,142   25,521,784
    MB Financial, Inc......................................   136,060    6,039,703
#*  MBIA, Inc..............................................   296,282    2,933,192
    MBT Financial Corp.....................................    37,339      426,038
    Mercantile Bank Corp...................................    17,168      545,256
#   Mercury General Corp...................................   124,479    7,382,849
    Meridian Bancorp, Inc..................................   126,227    1,999,436
#   Meta Financial Group, Inc..............................    70,380    1,776,391
    MetLife, Inc...........................................   477,686   19,675,886
*   MGIC Investment Corp...................................   174,562    2,131,402
#   Mid Penn Bancorp, Inc..................................       997       26,680
    Middlefield Banc Corp..................................     3,547      164,652

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Midland States Bancorp, Inc............................   5,862 $   158,098
#   MidSouth Bancorp, Inc..................................  16,880     224,166
    MidWestOne Financial Group, Inc........................   5,601     161,365
*   MMA Capital Management LLC.............................   8,614     218,106
#   Moelis & Co., Class A..................................  65,076   2,626,467
    Moody's Corp........................................... 119,021  17,315,175
    Morgan Stanley......................................... 818,294  37,363,304
    Morningstar, Inc.......................................  72,303   9,023,414
#*  Mr Cooper Group, Inc...................................  16,993     246,229
    MSB Financial Corp.....................................   5,867     110,006
    MSCI, Inc.............................................. 122,738  18,457,340
    MutualFirst Financial, Inc.............................  17,603     625,083
#   MVB Financial Corp.....................................   2,142      39,241
#   Nasdaq, Inc............................................ 222,754  19,314,999
    National Bank Holdings Corp., Class A..................  82,515   2,785,706
#*  National Commerce Corp.................................   6,694     248,347
    National General Holdings Corp......................... 186,984   5,209,374
*   National Holdings Corp.................................   4,900      15,778
    National Security Group, Inc. (The)....................     312       4,446
#   National Western Life Group, Inc., Class A.............   3,287     885,123
    Navient Corp........................................... 636,655   7,372,465
    Navigators Group, Inc. (The)...........................  68,490   4,736,083
    NBT Bancorp, Inc....................................... 100,955   3,683,848
    Nelnet, Inc., Class A..................................  74,678   4,203,625
#   New York Community Bancorp, Inc........................ 742,765   7,115,689
>>  NewStar Financial, Inc.................................  71,934      18,670
*   NI Holdings, Inc.......................................     627       9,806
*   Nicholas Financial, Inc................................   9,629     109,771
*   Nicolet Bankshares, Inc................................     330      17,622
*   NMI Holdings, Inc., Class A............................ 145,801   3,082,233
#   Northeast Bancorp......................................   4,759      89,517
    Northeast Community Bancorp, Inc.......................   5,056      64,211
    Northern Trust Corp.................................... 223,176  20,994,166
#   Northfield Bancorp, Inc................................ 130,203   1,714,774
    Northrim BanCorp, Inc..................................   8,802     334,740
#   Northwest Bancshares, Inc.............................. 229,563   3,705,147
    Norwood Financial Corp.................................   2,294      87,172
#   Oak Valley Bancorp.....................................     683      12,396
    OceanFirst Financial Corp.............................. 107,326   2,717,494
#   Oconee Federal Financial Corp..........................     365       8,983
#*  Ocwen Financial Corp................................... 122,431     428,508
#   OFG Bancorp............................................ 119,151   2,036,291
#   Ohio Valley Banc Corp..................................   1,110      38,783
    Old Line Bancshares, Inc...............................  14,835     444,160
#   Old National Bancorp................................... 352,951   6,300,175
    Old Point Financial Corp...............................   2,092      56,254
    Old Republic International Corp........................ 474,428  10,461,137
#   Old Second Bancorp, Inc................................   4,388      62,397
*   On Deck Capital, Inc................................... 119,840     826,896
*   OneMain Holdings, Inc.................................. 299,718   8,547,957
    Oppenheimer Holdings, Inc., Class A....................  13,697     421,320
#   Opus Bank..............................................  76,909   1,460,502
#   Oritani Financial Corp................................. 107,770   1,574,520
    Orrstown Financial Services, Inc.......................  15,474     313,503
*   Pacific Mercantile Bancorp.............................  37,609     311,026
#*  Pacific Premier Bancorp, Inc........................... 138,231   4,040,492
    PacWest Bancorp........................................ 172,640   7,012,637
#   Park National Corp.....................................  30,787   2,813,932
#   Parke Bancorp, Inc.....................................   8,239     162,638

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Pathfinder Bancorp, Inc................................     3,141 $    48,136
    Patriot National Bancorp, Inc..........................       873      17,809
    PB Bancorp, Inc........................................     8,605      94,999
    Peapack Gladstone Financial Corp.......................    37,245   1,005,243
    Penns Woods Bancorp, Inc...............................     4,247     172,003
    Pennymac Financial Services,Inc........................    69,535   1,390,005
    Peoples Bancorp of North Carolina, Inc.................     2,246      62,529
    Peoples Bancorp, Inc...................................    40,144   1,374,129
#   People's United Financial, Inc.........................   563,238   8,820,307
    People's Utah Bancorp..................................     5,413     181,390
#   Pinnacle Financial Partners, Inc.......................   122,639   6,414,020
    Piper Jaffray Cos......................................    33,328   2,312,297
    PJT Partners, Inc., Class A............................    33,506   1,519,162
    Plumas Bancorp.........................................     7,800     202,020
    PNC Financial Services Group, Inc. (The)...............   263,039  33,797,881
    Popular, Inc...........................................   173,425   9,019,834
#*  PRA Group, Inc.........................................    96,202   2,966,870
    Preferred Bank.........................................    28,227   1,451,150
    Premier Financial Bancorp, Inc.........................    10,756     190,811
#   Primerica, Inc.........................................   112,535  12,349,591
    Principal Financial Group, Inc.........................   352,310  16,583,232
#   ProAssurance Corp......................................   107,989   4,742,877
    Progressive Corp. (The)................................   433,468  30,212,720
#   Prosperity Bancshares, Inc.............................   113,095   7,354,568
    Protective Insurance Corp., Class A....................     1,488      31,858
    Protective Insurance Corp., Class B....................     8,934     205,929
#*  Provident Bancorp, Inc.................................    11,638     291,299
    Provident Financial Holdings, Inc......................     6,264     108,367
    Provident Financial Services, Inc......................   153,221   3,738,592
    Prudential Bancorp, Inc................................    11,927     214,328
    Prudential Financial, Inc..............................   210,886  19,776,889
    Pzena Investment Management, Inc., Class A.............     8,560      86,114
    QCR Holdings, Inc......................................    15,888     578,800
#   Radian Group, Inc......................................   139,181   2,670,883
#*  Randolph Bancorp, Inc..................................     4,291      65,566
    Raymond James Financial, Inc...........................   183,943  14,106,589
*   Regional Management Corp...............................    32,863     948,426
    Regions Financial Corp................................. 1,299,652  22,055,094
    Reinsurance Group of America, Inc......................    76,308  10,863,970
    RenaissanceRe Holdings, Ltd............................    65,351   7,983,278
    Renasant Corp..........................................   128,927   4,496,974
    Republic Bancorp, Inc., Class A........................    17,257     774,322
*   Republic First Bancorp, Inc............................    30,533     206,098
    Riverview Bancorp, Inc.................................    39,490     334,480
#   RLI Corp...............................................    73,109   5,404,948
    S&P Global, Inc........................................   189,088  34,474,524
#   S&T Bancorp, Inc.......................................    77,876   3,123,606
#*  Safeguard Scientifics, Inc.............................    45,232     386,734
    Safety Insurance Group, Inc............................    37,595   3,130,912
    Salisbury Bancorp, Inc.................................     2,064      82,766
    Sandy Spring Bancorp, Inc..............................    71,841   2,553,948
    Santander Consumer USA Holdings, Inc...................   563,100  10,558,125
    SB Financial Group, Inc................................     9,396     170,349
#   SB One Bancorp.........................................     9,906     239,032
#*  Seacoast Banking Corp. of Florida......................    56,533   1,487,383
*   Security National Financial Corp., Class A.............    15,765      89,861
    SEI Investments Co.....................................   134,724   7,200,998
*   Select Bancorp, Inc....................................    30,003     369,637
#   Selective Insurance Group, Inc.........................   111,647   7,240,308

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
#   ServisFirst Bancshares, Inc............................  96,434 $ 3,469,695
    Severn Bancorp, Inc....................................   5,211      43,616
    Shore Bancshares, Inc..................................   7,957     128,267
    SI Financial Group, Inc................................  21,280     281,747
#*  Siebert Financial Corp.................................   3,562      48,978
    Sierra Bancorp.........................................  30,060     818,534
    Signature Bank.........................................  47,105   5,176,839
    Silvercrest Asset Management Group, Inc., Class A......   3,918      56,341
#   Simmons First National Corp., Class A.................. 207,754   5,563,652
*   SLM Corp............................................... 949,216   9,625,050
*   SmartFinancial, Inc....................................     852      17,330
    Sound Financial Bancorp, Inc...........................     500      17,845
    South State Corp.......................................  70,122   4,745,156
*   Southern First Bancshares, Inc.........................  13,298     477,531
    Southern Missouri Bancorp, Inc.........................   4,268     143,704
    Southern National Bancorp of Virginia, Inc.............  19,942     301,324
    Southside Bancshares, Inc..............................  77,652   2,460,015
    Southwest Georgia Financial Corp.......................   1,301      30,281
    State Auto Financial Corp..............................  69,242   2,201,203
    State Bank Financial Corp..............................  71,839   1,836,923
    State Street Corp...................................... 207,515  14,266,656
#   Sterling Bancorp....................................... 395,704   7,114,758
    Stewardship Financial Corp.............................   3,284      32,676
    Stewart Information Services Corp......................  63,842   2,635,398
    Stifel Financial Corp.................................. 125,704   5,747,187
    Stock Yards Bancorp, Inc...............................  53,081   1,683,199
    Summit Financial Group, Inc............................     619      13,061
    Summit State Bank......................................   6,914      96,796
    SunTrust Banks, Inc.................................... 262,334  16,437,848
*   SVB Financial Group....................................  72,247  17,139,156
    Synchrony Financial.................................... 778,604  22,486,084
    Synovus Financial Corp................................. 242,440   9,106,046
    T Rowe Price Group, Inc................................ 277,566  26,921,126
    TCF Financial Corp..................................... 348,119   7,268,725
    TD Ameritrade Holding Corp............................. 206,333  10,671,543
    Territorial Bancorp, Inc...............................  18,195     495,632
    Teton Advisors, Inc., Class A..........................      29       1,542
*   Texas Capital Bancshares, Inc..........................  97,717   6,374,080
#   TFS Financial Corp..................................... 212,789   3,130,126
*   TheStreet, Inc.........................................  68,650     130,435
*   Third Point Reinsurance, Ltd...........................  78,922     872,877
    Timberland Bancorp, Inc................................  14,051     407,760
    Tiptree, Inc...........................................  80,023     471,335
#   Tompkins Financial Corp................................  29,901   2,186,660
    Torchmark Corp.........................................  88,580   7,499,183
    Towne Bank............................................. 156,381   4,398,998
    Travelers Cos., Inc. (The)............................. 234,212  29,306,948
    TriCo Bancshares.......................................  58,165   2,095,103
#*  TriState Capital Holdings, Inc.........................  61,192   1,543,262
#*  Triumph Bancorp, Inc...................................  55,085   1,975,348
#*  Trupanion, Inc.........................................  10,562     266,796
#   TrustCo Bank Corp. NY.................................. 237,789   1,781,040
#   Trustmark Corp......................................... 149,722   4,611,438
    Two River Bancorp......................................  13,748     213,231
    U.S. Bancorp........................................... 959,232  50,139,057
#   UMB Financial Corp.....................................  80,523   5,141,394
    Umpqua Holdings Corp................................... 366,755   7,041,696
*   Unico American Corp....................................     100         652
    Union Bankshares Corp.................................. 158,570   5,413,580

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
FINANCIALS -- (Continued)
    Union Bankshares, Inc..................................       863 $       40,949
    United Bancorp, Inc....................................     1,829         23,576
    United Bancshares, Inc.................................     1,136         24,708
#   United Bankshares, Inc.................................   170,828      5,666,365
    United Community Banks, Inc............................   175,819      4,372,619
    United Community Financial Corp........................   113,049      1,034,398
    United Financial Bancorp, Inc..........................   105,045      1,622,945
    United Fire Group, Inc.................................    55,466      2,985,735
#   United Insurance Holdings Corp.........................    82,914      1,635,064
    United Security Bancshares.............................    16,592        177,866
#   Unity Bancorp, Inc.....................................    16,966        359,170
    Universal Insurance Holdings, Inc......................    88,522      3,716,154
    Univest Corp. of Pennsylvania..........................    61,713      1,540,356
    Unum Group.............................................   182,214      6,607,080
#   Valley National Bancorp................................   531,679      5,306,156
    Value Line, Inc........................................     2,920         73,730
#*  Veritex Holdings, Inc..................................    18,446        434,588
#   Virtu Financial, Inc., Class A.........................    86,283      2,046,633
#   Virtus Investment Partners, Inc........................    19,564      1,943,488
    Voya Financial, Inc....................................   200,622      8,779,219
    VSB Bancorp, Inc.......................................       169          3,422
#   Waddell & Reed Financial, Inc., Class A................   201,451      3,841,671
    Walker & Dunlop, Inc...................................    80,227      3,366,325
    Washington Federal, Inc................................   197,751      5,568,668
    Washington Trust Bancorp, Inc..........................    32,597      1,673,856
    Waterstone Financial, Inc..............................    55,790        911,609
    Webster Financial Corp.................................   164,857      9,700,186
    Wellesley Bank.........................................     1,050         33,831
    Wells Fargo & Co....................................... 3,061,425    162,959,653
    WesBanco, Inc..........................................   110,808      4,443,401
    West Bancorporation, Inc...............................    28,487        626,429
#   Westamerica Bancorporation.............................    52,898      3,079,193
*   Western Alliance Bancorp...............................   209,110     10,087,466
    Western New England Bancorp, Inc.......................    58,206        584,388
    Westwood Holdings Group, Inc...........................    18,495        783,263
    White Mountains Insurance Group, Ltd...................     7,093      6,289,150
    Willis Towers Watson P.L.C.............................    99,224     14,204,908
    Wintrust Financial Corp................................   100,877      7,680,775
#   WisdomTree Investments, Inc............................   253,470      1,969,462
#*  World Acceptance Corp..................................    22,745      2,308,390
    WR Berkley Corp........................................   155,672     11,815,505
    WSFS Financial Corp....................................    72,015      3,062,798
    WVS Financial Corp.....................................       803         10,841
#   Zions Bancorp NA.......................................   229,221     10,784,848
                                                                      --------------
TOTAL FINANCIALS...........................................            3,484,806,088
                                                                      --------------
HEALTHCARE -- (11.8%)
    Abbott Laboratories....................................   875,335     60,345,595
    AbbVie, Inc............................................ 1,184,385     92,204,372
#*  Abeona Therapeutics, Inc...............................     6,035         51,901
*   ABIOMED, Inc...........................................    38,874     13,263,809
#*  Acadia Healthcare Co., Inc.............................   184,143      7,641,934
#*  Accuray, Inc...........................................    69,870        313,716
    Aceto Corp.............................................    64,703        132,641
*   Achillion Pharmaceuticals, Inc.........................   281,426        804,878
#*  Aclaris Therapeutics, Inc..............................    45,656        542,850
*   Acorda Therapeutics, Inc...............................    96,087      1,836,223
*   Addus HomeCare Corp....................................    21,078      1,380,609
#*  Aduro Biotech, Inc.....................................     3,835         16,260

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
#*  Adverum Biotechnologies, Inc........................... 110,122 $    462,512
#*  Aeglea BioTherapeutics, Inc............................  27,056      233,493
    Aetna, Inc............................................. 177,765   35,268,576
*   Affimed NV.............................................  28,571       89,999
    Agilent Technologies, Inc.............................. 212,605   13,774,678
#*  Agios Pharmaceuticals, Inc.............................  38,210    2,409,523
*   Akebia Therapeutics, Inc...............................  33,496      250,885
#*  Akorn, Inc............................................. 203,386    1,356,585
*   Albireo Pharma, Inc....................................   3,820      102,032
#*  Alder Biopharmaceuticals, Inc..........................  57,612      731,672
#*  Aldeyra Therapeutics, Inc..............................   6,191       66,677
*   Alexion Pharmaceuticals, Inc........................... 154,249   17,286,685
*   Align Technology, Inc..................................  89,519   19,801,603
#*  Alkermes P.L.C.........................................  54,571    2,228,134
    Allergan P.L.C......................................... 189,018   29,866,734
*   Allscripts Healthcare Solutions, Inc................... 359,737    4,284,468
#*  Alnylam Pharmaceuticals, Inc...........................  47,092    3,787,610
#*  Alphatec Holdings, Inc.................................  18,887       56,661
#*  Alpine Immune Sciences, Inc............................   3,872       17,927
#*  AMAG Pharmaceuticals, Inc..............................  18,274      392,891
#*  Amedisys, Inc..........................................  60,176    6,619,360
#*  American Renal Associates Holdings, Inc................  20,661      398,551
*   American Shared Hospital Services......................     797        2,511
    AmerisourceBergen Corp................................. 202,599   17,828,712
    Amgen, Inc............................................. 522,469  100,726,799
#*  Amicus Therapeutics, Inc...............................  81,383      909,862
#*  AMN Healthcare Services, Inc........................... 146,304    7,405,908
#*  Amneal Pharmaceuticals, Inc............................ 123,733    2,282,874
*   Amphastar Pharmaceuticals, Inc.........................  73,371    1,317,009
#*  AngioDynamics, Inc.....................................  99,229    2,027,248
#*  ANI Pharmaceuticals, Inc...............................  27,938    1,355,831
#*  Anika Therapeutics, Inc................................  28,213    1,008,897
    Anthem, Inc............................................ 160,952   44,353,543
#*  Apollo Endosurgery, Inc................................  22,845      129,760
*   Applied Genetic Technologies Corp......................  28,810      180,927
#*  Aptevo Therapeutics, Inc...............................  33,737      113,694
#*  Aratana Therapeutics, Inc..............................  62,496      371,226
*   Ardelyx, Inc........................................... 117,663      323,573
#*  Arena Pharmaceuticals, Inc.............................  81,180    2,894,879
#*  Assertio Therapeutics, Inc............................. 125,444      609,031
#*  Atara Biotherapeutics, Inc.............................  45,033    1,538,778
*   athenahealth, Inc......................................  70,210    8,954,583
    Atrion Corp............................................   3,292    2,245,737
#*  Audentes Therapeutics, Inc.............................  50,100    1,412,820
*   Avanos Medical, Inc.................................... 109,368    6,190,229
    Baxter International, Inc.............................. 228,657   14,293,349
    Becton Dickinson and Co................................ 100,282   23,115,001
*   Biogen, Inc............................................ 129,507   39,405,095
*   BioMarin Pharmaceutical, Inc...........................  64,777    5,970,496
*   Bio-Rad Laboratories, Inc., Class A....................  35,291    9,629,149
*   Bio-Rad Laboratories, Inc., Class B....................   1,562      426,075
#*  BioScrip, Inc.......................................... 126,750      339,690
*   BioSpecifics Technologies Corp.........................  10,712      656,324
    Bio-Techne Corp........................................  47,687    7,998,064
#*  BioTelemetry, Inc......................................  55,946    3,250,463
#*  Bluebird Bio, Inc......................................  35,730    4,098,231
*   Boston Scientific Corp................................. 635,944   22,983,016
*   Bovie Medical Corp.....................................   7,222       38,060
    Bristol-Myers Squibb Co................................ 982,403   49,650,648

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#*  Brookdale Senior Living, Inc........................... 2,221,351 $19,836,664
    Bruker Corp............................................   249,963   7,831,341
*   Caladrius Biosciences, Inc.............................    10,038      46,877
*   Calithera Biosciences, Inc.............................    12,816      60,492
#*  Cambrex Corp...........................................    81,456   4,340,790
#   Cantel Medical Corp....................................    74,196   5,872,613
#*  Capital Senior Living Corp.............................    94,573     851,157
    Cardinal Health, Inc...................................   331,834  16,790,800
*   Castlight Health, Inc., Class B........................    51,991     128,418
*   Catalent, Inc..........................................   303,068  12,225,763
*   Celgene Corp...........................................   549,275  39,328,090
#*  Celldex Therapeutics, Inc.............................. 1,121,359     352,667
*   Centene Corp...........................................   188,187  24,524,530
*   Cerner Corp............................................   292,574  16,758,639
*   Charles River Laboratories International, Inc..........   104,376  12,715,084
#*  Checkpoint Therapeutics, Inc...........................     3,912      10,132
    Chemed Corp............................................    33,122  10,080,018
*   ChemoCentryx, Inc......................................    26,008     281,407
#*  Chiasma, Inc...........................................    27,690     102,453
*   Chimerix, Inc..........................................    88,729     309,664
    Cigna Corp.............................................   171,169  36,597,644
*   Civitas Solutions, Inc.................................    15,270     220,804
#*  Clearside Biomedical, Inc..............................    16,471      89,273
#*  Community Health Systems, Inc..........................   231,802     732,494
#   Computer Programs & Systems, Inc.......................    26,388     659,700
*   Concert Pharmaceuticals, Inc...........................    47,290     705,567
    CONMED Corp............................................    54,334   3,663,742
    Cooper Cos., Inc. (The)................................    38,077   9,835,670
#*  Corcept Therapeutics, Inc..............................   163,246   1,918,141
*   CorVel Corp............................................    37,603   2,179,470
#*  Corvus Pharmaceuticals, Inc............................    12,605      95,672
*   Cross Country Healthcare, Inc..........................    79,456     701,596
#*  CryoLife, Inc..........................................    57,470   1,780,421
*   Cumberland Pharmaceuticals, Inc........................    22,381     120,857
#*  Cutera, Inc............................................    11,803     239,601
    CVS Health Corp........................................   733,248  53,079,823
*   Cymabay Therapeutics, Inc..............................    58,605     618,283
    Danaher Corp...........................................   257,314  25,577,012
*   DaVita, Inc............................................   259,518  17,475,942
    DENTSPLY SIRONA, Inc...................................   141,627   4,904,543
#*  Dermira, Inc...........................................    11,713     146,998
*   DexCom, Inc............................................    39,709   5,272,164
    Digirad Corp...........................................     9,575      11,921
#*  Diplomat Pharmacy, Inc.................................   161,844   3,210,985
#*  Eagle Pharmaceuticals, Inc.............................    13,359     657,797
*   Edwards Lifesciences Corp..............................   149,789  22,108,856
*   Electromed, Inc........................................     2,121      13,659
    Eli Lilly & Co.........................................   496,845  53,877,872
*   Emergent BioSolutions, Inc.............................    97,613   5,972,939
#*  Enanta Pharmaceuticals, Inc............................    20,938   1,615,576
    Encompass Health Corp..................................   246,509  16,590,056
#*  Endo International P.L.C...............................   473,498   8,021,056
    Ensign Group, Inc. (The)...............................   115,219   4,267,712
#*  Enzo Biochem, Inc......................................   126,162     418,858
#*  Evolent Health, Inc., Class A..........................   176,530   3,918,966
#*  Exact Sciences Corp....................................    69,171   4,914,600
#*  Exelixis, Inc..........................................   334,972   4,646,062
*   Express Scripts Holding Co.............................   499,658  48,451,836
#*  FibroGen, Inc..........................................    45,082   1,932,665

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
#*  Five Prime Therapeutics, Inc...........................    74,894 $    909,213
*   Five Star Senior Living, Inc...........................   136,526       95,568
#*  Flexion Therapeutics, Inc..............................     5,885       79,683
*   FONAR Corp.............................................    12,822      317,216
#*  Fulgent Genetics, Inc..................................    16,288       57,985
    Gilead Sciences, Inc...................................   965,652   65,838,153
#*  Global Blood Therapeutics Inc..........................    55,753    1,956,373
*   Globus Medical, Inc., Class A..........................   151,444    8,003,815
#*  GlycoMimetics, Inc.....................................    42,801      538,437
*   Haemonetics Corp.......................................    83,141    8,685,740
#*  Halozyme Therapeutics, Inc.............................   157,802    2,450,665
*   Hanger, Inc............................................    41,296      770,583
*   Harvard Bioscience, Inc................................    50,041      198,162
    HCA Healthcare, Inc....................................   132,110   17,640,648
#*  HealthEquity, Inc......................................    71,172    6,533,590
    HealthStream, Inc......................................    51,968    1,367,278
#*  Henry Schein, Inc......................................   137,244   11,391,252
#*  Heska Corp.............................................    11,112    1,113,645
    Hill-Rom Holdings, Inc.................................   133,627   11,235,358
*   HMS Holdings Corp......................................   142,103    4,095,408
#*  Hologic, Inc...........................................   471,837   18,396,925
*   Horizon Pharma P.L.C...................................   326,256    5,941,122
    Humana, Inc............................................   106,580   34,149,298
*   Icad, Inc..............................................     1,228        3,586
*   ICU Medical, Inc.......................................    22,190    5,652,459
*   IDEXX Laboratories, Inc................................    80,866   17,153,296
*   Illumina, Inc..........................................    68,518   21,319,376
*   Immune Design Corp.....................................     9,583       13,800
#*  Immunomedics Inc.......................................     1,359       30,618
*   Incyte Corp............................................    68,901    4,466,163
#*  Infinity Pharmaceuticals, Inc..........................    57,909      115,818
*   InfuSystem Holdings, Inc...............................    25,741       79,282
#*  Innoviva, Inc..........................................   171,071    2,388,151
*   Inogen, Inc............................................    26,156    4,958,393
#*  Inovio Pharmaceuticals, Inc............................    19,866       97,939
#*  Insmed, Inc............................................    33,569      490,107
#*  Insulet Corp...........................................    33,722    2,974,618
*   Integer Holdings Corp..................................    59,942    4,463,881
#*  Integra LifeSciences Holdings Corp.....................   116,636    6,248,191
#*  Intellia Therapeutics, Inc.............................     1,751       29,732
#*  Intra-Cellular Therapies, Inc..........................    87,441    1,484,748
#*  IntriCon Corp..........................................     8,497      355,854
*   Intuitive Surgical, Inc................................    42,114   21,948,975
#   Invacare Corp..........................................    81,062    1,047,321
#*  Ionis Pharmaceuticals, Inc.............................    84,074    4,165,867
*   Iovance Biotherapeutics, Inc...........................     5,849       53,109
*   IQVIA Holdings, Inc....................................   239,031   29,384,081
#*  iRadimed Corp..........................................     1,881       46,950
*   IRIDEX Corp............................................     6,830       35,448
#*  Jazz Pharmaceuticals P.L.C.............................    92,367   14,669,727
    Johnson & Johnson...................................... 1,776,597  248,705,814
#*  Jounce Therapeutics, Inc...............................    47,948      193,710
#*  K2M Group Holdings, Inc................................     2,525       69,135
*   KalVista Pharmaceuticals, Inc..........................     2,766       52,277
#*  Karyopharm Therapeutics, Inc...........................    54,058      569,771
    Kewaunee Scientific Corp...............................     3,487       99,728
*   Kindred Biosciences, Inc...............................    53,708      780,914
*   Laboratory Corp. of America Holdings...................   144,837   23,253,580
#*  Lannett Co., Inc.......................................    68,351      250,165

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
*   Lantheus Holdings, Inc.................................    65,791 $    919,100
#   LeMaitre Vascular, Inc.................................    32,167      858,859
#*  LHC Group, Inc.........................................    68,453    6,258,658
*   LifePoint Health, Inc..................................    87,240    5,658,386
#*  Ligand Pharmaceuticals, Inc............................    19,676    3,242,802
#*  Lipocine, Inc..........................................    19,043       26,660
#*  LivaNova P.L.C.........................................    98,301   11,008,729
#*  Loxo Oncology, Inc.....................................    11,774    1,797,419
#   Luminex Corp...........................................    76,720    2,207,234
*   MacroGenics, Inc.......................................    43,854      721,837
*   Magellan Health, Inc...................................    55,667    3,621,695
#*  Mallinckrodt P.L.C.....................................   185,673    4,652,965
*   Masimo Corp............................................    88,017   10,174,765
    McKesson Corp..........................................   146,458   18,272,100
#*  Medidata Solutions, Inc................................    42,512    2,988,594
*   MEDNAX, Inc............................................   143,622    5,930,152
*   Medpace Holdings, Inc..................................    70,550    3,675,655
    Medtronic P.L.C........................................   608,117   54,621,069
#*  MEI Pharma, Inc........................................    37,625      125,668
#*  Melinta Therapeutics, Inc..............................   142,070      373,644
    Merck & Co., Inc....................................... 1,410,637  103,836,990
    Meridian Bioscience, Inc...............................    82,780    1,341,864
*   Merit Medical Systems, Inc.............................    83,375    4,762,380
#*  Merrimack Pharmaceuticals, Inc.........................     4,276       16,634
#*  Mettler-Toledo International, Inc......................    25,335   13,853,685
*   Micron Solutions, Inc..................................     1,150        3,991
#*  Minerva Neurosciences, Inc.............................    85,640      939,471
*   Misonix, Inc...........................................     2,220       36,852
#*  Molecular Templates, Inc...............................     6,400       27,392
#*  Molina Healthcare, Inc.................................   125,899   15,960,216
*   Momenta Pharmaceuticals, Inc...........................   122,511    1,532,613
*   Mylan NV...............................................   536,398   16,762,437
#*  Myriad Genetics, Inc...................................   137,979    6,213,194
#*  Nabriva Therapeutics P.L.C.............................     5,534       10,957
    National HealthCare Corp...............................    18,007    1,432,097
    National Research Corp., Class A.......................    14,408      548,224
*   Natus Medical, Inc.....................................    56,655    1,692,851
*   Nektar Therapeutics....................................    54,904    2,123,687
*   Neogen Corp............................................    58,369    3,544,166
#*  NeoGenomics, Inc.......................................    62,031    1,143,852
#*  Neurocrine Biosciences, Inc............................    44,205    4,736,566
*   NewLink Genetics Corp..................................     8,556       16,171
*   NextGen Healthcare, Inc................................   124,918    1,845,039
#*  Novocure, Ltd..........................................    12,752      422,601
#*  NuVasive, Inc..........................................   110,564    6,210,380
*   Nuvectra Corp..........................................    20,343      407,063
#*  Omnicell, Inc..........................................    64,005    4,525,154
*   OncoMed Pharmaceuticals Inc............................    30,649       50,264
*   Ophthotech Corp........................................    81,710      184,665
#*  OPKO Health, Inc.......................................   332,514    1,123,897
*   OraSure Technologies, Inc..............................   102,956    1,431,088
*   Orthofix Medical, Inc..................................    35,988    2,188,790
*   Otonomy, Inc...........................................    49,801      116,036
#*  Ovid therapeutics, Inc.................................     9,993       51,264
#   Owens & Minor, Inc.....................................   391,389    3,091,973
#*  Pacira Pharmaceuticals, Inc............................    31,767    1,553,089
#   Patterson Cos., Inc....................................   206,981    4,673,631
#*  PDL BioPharma, Inc.....................................   353,194      879,453
#*  Penumbra, Inc..........................................    13,435    1,827,160

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
#   PerkinElmer, Inc.......................................    92,646 $  8,012,026
#   Perrigo Co. P.L.C......................................   144,858   10,183,517
#*  PetIQ, Inc.............................................     7,214      228,395
*   Pfenex, Inc............................................    42,237      167,681
    Pfizer, Inc............................................ 4,460,636  192,074,986
    Phibro Animal Health Corp., Class A....................    43,519    1,867,835
#*  PolarityTE, Inc........................................     3,100       47,244
*   PRA Health Sciences, Inc...............................   111,160   10,768,069
#*  Premier, Inc., Class A.................................   169,907    7,645,815
#*  Prestige Consumer Healthcare, Inc......................   119,397    4,317,396
#*  Pro-Dex, Inc...........................................     1,000        8,800
    ProPhase Labs, Inc.....................................        62          186
*   Protagonist Therapeutics, Inc..........................     1,843       14,726
*   Providence Service Corp. (The).........................    27,818    1,838,492
    Psychemedics Corp......................................     1,300       22,750
*   PTC Therapeutics, Inc..................................    11,683      450,029
    Quest Diagnostics, Inc.................................   222,248   20,915,759
*   Quidel Corp............................................    67,202    4,325,121
#*  Quorum Health Corp.....................................    50,777      202,092
*   R1 RCM, Inc............................................    13,500      114,345
*   Ra Pharmaceuticals, Inc................................    16,064      230,036
*   RadNet, Inc............................................    59,401      879,135
*   Regeneron Pharmaceuticals, Inc.........................    38,513   13,065,150
#*  REGENXBIO, Inc.........................................    32,919    2,194,710
#*  Repligen Corp..........................................    71,937    3,900,424
    ResMed, Inc............................................    93,823    9,937,732
#*  Retrophin, Inc.........................................    67,319    1,727,406
#*  Rigel Pharmaceuticals, Inc.............................    52,643      151,085
*   RTI Surgical, Inc......................................   121,683      557,308
#*  Sage Therapeutics, Inc.................................    20,219    2,601,781
#*  Sangamo Therapeutics, Inc..............................    44,662      565,868
#*  Sarepta Therapeutics, Inc..............................    64,379    8,611,335
#*  Savara, Inc............................................       900        8,100
#*  SCYNEXIS, Inc..........................................    33,100       33,100
*   SeaSpine Holdings Corp.................................    25,672      440,788
#*  Seattle Genetics, Inc..................................    57,589    3,232,471
*   Select Medical Holdings Corp...........................   337,943    5,603,095
#*  Sharps Compliance Corp.................................     6,172       22,157
#*  Sierra Oncology, Inc...................................    19,716       33,714
*   Soleno Therapeutics, Inc...............................     3,848        8,042
#*  Spark Therapeutics Inc.................................     3,634      163,494
#*  Spectrum Pharmaceuticals, Inc..........................    69,632      828,621
*   STAAR Surgical Co......................................    18,822      754,950
#*  Stemline Therapeutics, Inc.............................     6,467       96,876
    STERIS P.L.C...........................................   116,554   12,740,518
    Stryker Corp...........................................   161,149   26,141,591
#*  Supernus Pharmaceuticals, Inc..........................   116,783    5,554,199
*   Surmodics, Inc.........................................    23,848    1,512,679
#*  Syndax Pharmaceuticals, Inc............................    40,982      197,123
#*  Syneos Health, Inc.....................................   189,455    8,644,832
#*  Synlogic, Inc..........................................     7,240       57,268
#*  Syros Pharmaceuticals, Inc.............................     5,001       32,907
#*  Tactile Systems Technology, Inc........................    12,540      821,119
#*  Taro Pharmaceutical Industries, Ltd....................    49,694    4,945,050
#*  Teladoc Health, Inc....................................    41,477    2,876,015
#   Teleflex, Inc..........................................    44,543   10,723,282
#*  Tenet Healthcare Corp..................................   256,009    6,587,112
#*  Tetraphase Pharmaceuticals, Inc........................    92,115      188,836
    Thermo Fisher Scientific, Inc..........................   214,141   50,034,045

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares      Value+
                                                            ------- --------------
HEALTHCARE -- (Continued)
#*  Tivity Health, Inc.....................................  92,318 $    3,176,662
#*  Tracon Pharmaceuticals, Inc............................  17,328         24,259
#*  TransEnterix, Inc......................................  23,831         77,927
#*  Triple-S Management Corp., Class B.....................  62,596      1,074,147
*   United Therapeutics Corp............................... 119,204     13,214,955
    UnitedHealth Group, Inc................................ 600,291    156,886,053
    Universal Health Services, Inc., Class B............... 169,625     20,619,615
#   US Physical Therapy, Inc...............................  20,976      2,255,340
    Utah Medical Products, Inc.............................   6,578        573,470
#*  Vanda Pharmaceuticals Inc..............................  28,826        546,829
#*  Varex Imaging Corp.....................................  78,828      2,046,375
*   Varian Medical Systems, Inc............................  74,602      8,905,241
#*  VBI Vaccines, Inc......................................   6,513         11,267
#*  Veeva Systems, Inc., Class A...........................  81,129      7,411,134
#*  Verastem, Inc.......................................... 112,442        570,081
*   Vertex Pharmaceuticals, Inc............................  62,834     10,647,850
#*  Vocera Communications Inc..............................   9,069        314,785
*   Waters Corp............................................  56,589     10,734,367
*   WellCare Health Plans, Inc.............................  66,362     18,315,248
    West Pharmaceutical Services, Inc......................  87,717      9,290,985
#*  Wright Medical Group NV................................  74,114      1,999,596
#*  XBiotech, Inc..........................................   2,517          9,816
#*  Xencor, Inc............................................  49,640      1,624,221
#*  XOMA Corp..............................................   6,008         73,958
*   Zafgen, Inc............................................  34,931        339,180
    Zimmer Biomet Holdings, Inc............................ 156,526     17,779,788
    Zoetis, Inc............................................ 347,448     31,322,437
#*  Zynerba Pharmaceuticals, Inc...........................   7,495         39,424
                                                                    --------------
TOTAL HEALTHCARE...........................................          2,961,221,325
                                                                    --------------
INDUSTRIALS -- (12.2%)
    3M Co.................................................. 444,281     84,528,903
#   AAON, Inc.............................................. 125,862      4,340,980
    AAR Corp...............................................  77,083      3,667,609
#   ABM Industries, Inc.................................... 132,996      4,089,627
*   Acacia Research Corp...................................  41,555        136,300
    ACCO Brands Corp....................................... 224,566      1,812,248
    Acme United Corp.......................................   3,771         65,465
    Actuant Corp., Class A................................. 107,769      2,570,291
#   Acuity Brands, Inc.....................................  51,281      6,442,945
*   Advanced Disposal Services, Inc........................ 136,482      3,697,297
    Advanced Drainage Systems, Inc.........................  89,726      2,493,486
#*  AECOM.................................................. 259,098      7,550,116
*   Aegion Corp............................................  53,845      1,042,439
*   AeroCentury Corp.......................................     691          9,943
#*  Aerojet Rocketdyne Holdings, Inc....................... 124,039      4,381,057
*   Aerovironment, Inc.....................................  43,626      3,925,031
    AGCO Corp.............................................. 159,967      8,964,551
    Air Lease Corp......................................... 227,500      8,667,750
*   Air T, Inc.............................................   2,309         80,838
*   Air Transport Services Group, Inc...................... 169,195      3,316,222
    Aircastle, Ltd......................................... 160,946      3,127,181
    Alamo Group, Inc.......................................  23,124      1,982,189
#   Alaska Air Group, Inc.................................. 251,556     15,450,570
    Albany International Corp., Class A....................  57,920      4,053,242
#   Allegiant Travel Co....................................  40,138      4,581,351
#   Allegion P.L.C......................................... 114,817      9,843,261
    Allied Motion Technologies, Inc........................  20,720        904,635
    Allison Transmission Holdings, Inc..................... 360,886     15,907,855

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
*   Alpha Pro Tech, Ltd....................................   8,900 $     30,260
#   Altra Industrial Motion Corp........................... 118,369    3,819,768
#   AMERCO.................................................  28,780    9,396,094
*   Ameresco, Inc., Class A................................  39,982      654,505
#   American Airlines Group, Inc........................... 360,513   12,646,796
    American Railcar Industries, Inc.......................  19,392    1,355,695
#*  American Superconductor Corp...........................     896        5,367
*   American Woodmark Corp.................................  39,482    2,386,292
    AMETEK, Inc............................................ 225,738   15,142,505
*   AMREP Corp.............................................   6,773       45,108
    AO Smith Corp.......................................... 155,958    7,100,768
#   Apogee Enterprises, Inc................................  62,931    2,271,809
    Applied Industrial Technologies, Inc...................  87,053    5,721,994
*   ARC Document Solutions, Inc............................  78,538      179,067
*   ARC Group Worldwide, Inc...............................     500          865
#   ArcBest Corp...........................................  41,022    1,522,737
    Arconic, Inc........................................... 428,653    8,714,515
    Argan, Inc.............................................  39,479    1,737,866
*   Armstrong Flooring, Inc................................  74,121    1,152,582
*   Armstrong World Industries, Inc........................ 137,838    8,511,497
*   Arotech Corp...........................................  34,633       95,587
*   ASGN, Inc.............................................. 107,856    7,234,980
#   Astec Industries, Inc..................................  50,844    1,912,243
#*  Astronics Corp.........................................  51,530    1,502,615
*   Astronics Corp., Class B...............................  25,415      739,587
*   Atkore International Group, Inc........................ 128,684    2,478,454
#*  Atlas Air Worldwide Holdings, Inc......................  58,179    3,003,200
#*  Avalon Holdings Corp., Class A.........................   6,700       21,105
#*  Avis Budget Group, Inc................................. 191,933    5,397,156
#*  Axon Enterprise, Inc...................................  61,535    3,797,940
    AZZ, Inc...............................................  51,162    2,269,035
#*  Babcock & Wilcox Enterprises, Inc...................... 596,953      583,581
    Barnes Group, Inc...................................... 100,952    5,713,883
    Barrett Business Services, Inc.........................  18,247    1,148,101
#*  Beacon Roofing Supply, Inc............................. 132,162    3,688,641
#   BG Staffing, Inc.......................................   4,290      110,854
#*  Blue Bird Corp.........................................   9,860      183,495
#*  BlueLinx Holdings, Inc.................................  23,793      560,325
*   BMC Stock Holdings, Inc................................ 135,952    2,275,836
    Boeing Co. (The)....................................... 438,967  155,771,830
    Brady Corp., Class A...................................  92,539    3,728,396
    Briggs & Stratton Corp................................. 205,294    2,982,922
#   Brink's Co. (The)...................................... 120,521    7,992,953
*   Broadwind Energy, Inc..................................   3,988        7,338
*   Builders FirstSource, Inc.............................. 253,067    3,132,969
#   BWX Technologies, Inc.................................. 153,158    8,953,617
*   CAI International, Inc.................................  45,816    1,141,277
    Carlisle Cos., Inc..................................... 106,556   10,292,244
*   Casella Waste Systems, Inc., Class A...................  71,592    2,331,036
    Caterpillar, Inc....................................... 466,372   56,580,251
*   CBIZ, Inc.............................................. 123,036    2,728,938
    CECO Environmental Corp................................  69,616      517,943
*   Celadon Group, Inc.....................................  49,165      113,571
#   CH Robinson Worldwide, Inc............................. 124,548   11,088,508
*   Chart Industries, Inc..................................  67,092    4,565,611
    Chicago Rivet & Machine Co.............................     474       15,853
#*  Cimpress NV............................................  46,860    5,857,031
#   Cintas Corp............................................  85,031   15,464,588
#   CIRCOR International, Inc..............................  39,856    1,295,719

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   Civeo Corp............................................. 175,344 $   499,730
*   Clean Harbors, Inc..................................... 126,210   8,587,328
#*  Colfax Corp............................................ 190,894   5,350,759
    Columbus McKinnon Corp.................................  44,498   1,634,412
    Comfort Systems USA, Inc...............................  75,984   4,063,624
*   Command Security Corp..................................   4,000      11,160
*   Commercial Vehicle Group, Inc..........................  87,061     582,438
    CompX International, Inc...............................   1,515      19,756
*   Continental Building Products, Inc.....................  94,015   2,614,557
*   Continental Materials Corp.............................     268       4,155
    Copa Holdings SA, Class A..............................  55,407   4,013,129
#*  Copart, Inc............................................ 313,734  15,344,730
    Costamare, Inc.........................................  48,741     258,327
*   CoStar Group, Inc......................................  23,620   8,536,740
#   Covanta Holding Corp................................... 331,739   4,873,246
*   Covenant Transportation Group, Inc., Class A...........  45,000   1,126,350
*   CPI Aerostructures, Inc................................  11,744      79,859
    CRA International, Inc.................................  14,980     631,407
    Crane Co...............................................  99,582   8,667,617
*   CSW Industrials, Inc...................................  27,310   1,257,079
    CSX Corp............................................... 641,088  44,145,320
    Cubic Corp.............................................  55,614   3,648,835
    Cummins, Inc........................................... 150,119  20,519,766
    Curtiss-Wright Corp....................................  88,910   9,732,089
    Deere & Co............................................. 222,388  30,120,231
    Delta Air Lines, Inc................................... 725,693  39,717,178
    Deluxe Corp............................................ 114,424   5,401,957
#*  DLH Holdings Corp......................................  11,251      60,137
    DMC Global, Inc........................................  23,018     887,344
#   Donaldson Co., Inc..................................... 296,228  15,190,572
    Douglas Dynamics, Inc..................................  59,486   2,581,098
    Dover Corp............................................. 220,747  18,286,681
*   Ducommun, Inc..........................................  16,909     628,338
    Dun & Bradstreet Corp. (The)...........................  65,726   9,351,495
*   DXP Enterprises, Inc...................................  40,404   1,284,039
#*  Dycom Industries, Inc..................................  78,034   5,296,948
*   Eagle Bulk Shipping, Inc...............................   3,100      15,469
    Eastern Co. (The)......................................  10,629     300,801
    Eaton Corp. P.L.C...................................... 236,095  16,920,929
*   Echo Global Logistics, Inc.............................  72,110   1,853,948
    Ecology and Environment, Inc., Class A.................   1,746      22,611
    EMCOR Group, Inc....................................... 124,882   8,864,124
    Emerson Electric Co.................................... 383,183  26,010,462
    Encore Wire Corp.......................................  47,021   2,078,328
#*  Energy Focus, Inc......................................   2,870       3,702
    EnerSys................................................  87,607   6,970,889
*   Engility Holdings, Inc.................................  30,294     940,023
    Ennis, Inc.............................................  54,680   1,058,605
    EnPro Industries, Inc..................................  46,309   2,880,420
#   EnviroStar, Inc........................................     100       4,155
    Equifax, Inc........................................... 121,279  12,302,542
    ESCO Technologies, Inc.................................  49,299   3,018,085
    Espey Manufacturing & Electronics Corp.................   1,489      41,692
    Essendant, Inc.........................................  75,645     963,717
*   Esterline Technologies Corp............................  66,201   7,769,349
    Expeditors International of Washington, Inc............ 139,830   9,393,779
    Exponent, Inc..........................................  92,476   4,666,339
#   Fastenal Co............................................ 219,954  11,307,835
    Federal Signal Corp.................................... 139,055   3,057,819

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
    FedEx Corp.............................................   217,075 $47,830,306
#   Flowserve Corp.........................................   217,411   9,979,165
    Fluor Corp.............................................   193,748   8,497,787
    Forrester Research, Inc................................    33,301   1,341,364
#   Fortive Corp...........................................   199,762  14,832,329
    Fortune Brands Home & Security, Inc....................   225,768  10,121,179
    Forward Air Corp.......................................    65,909   3,953,881
*   Franklin Covey Co......................................    20,263     452,675
    Franklin Electric Co., Inc.............................    90,291   3,830,144
*   FreightCar America, Inc................................    30,380     434,434
*   FTI Consulting, Inc....................................    97,000   6,703,670
#*  Gardner Denver Holdings, Inc...........................   106,725   2,887,979
#   GATX Corp..............................................    70,939   5,315,459
*   Genco Shipping & Trading, Ltd..........................    37,669     415,112
*   Gencor Industries, Inc.................................    20,887     237,694
*   Generac Holdings, Inc..................................   152,394   7,730,948
    General Dynamics Corp..................................   152,562  26,329,150
    General Electric Co.................................... 2,880,168  29,089,697
#*  Genesee & Wyoming, Inc., Class A.......................   100,811   7,987,256
*   Gibraltar Industries, Inc..............................    65,780   2,344,399
    Global Brass & Copper Holdings, Inc....................    67,065   2,120,595
*   GMS, Inc...............................................    83,084   1,365,901
*   Golden Ocean Group, Ltd................................    12,367      94,113
*   Goldfield Corp. (The)..................................    58,411     216,121
    Gorman-Rupp Co. (The)..................................    67,781   2,338,445
*   GP Strategies Corp.....................................    39,710     580,163
    Graco, Inc.............................................   292,361  11,878,627
    GrafTech International, Ltd............................     5,900     105,492
    Graham Corp............................................    16,735     411,848
#   Granite Construction, Inc..............................    92,511   4,229,603
*   Great Lakes Dredge & Dock Corp.........................   261,635   1,520,099
#   Greenbrier Cos., Inc. (The)............................    70,363   3,338,724
    Griffon Corp...........................................    96,904   1,174,476
    H&E Equipment Services, Inc............................    93,966   2,263,641
    Harris Corp............................................   137,327  20,421,898
*   Harsco Corp............................................   184,241   5,061,100
    Hawaiian Holdings, Inc.................................   141,081   4,882,813
*   HD Supply Holdings, Inc................................   352,485  13,242,861
#   Healthcare Services Group, Inc.........................    76,799   3,117,271
#   Heartland Express, Inc.................................   188,253   3,665,286
#   HEICO Corp.............................................    81,046   6,794,086
    HEICO Corp., Class A...................................   124,818   8,320,368
    Heidrick & Struggles International, Inc................    50,473   1,741,823
*   Herc Holdings, Inc.....................................    75,064   2,406,552
*   Heritage-Crystal Clean, Inc............................    40,929     940,958
    Herman Miller, Inc.....................................   147,215   4,850,734
#*  Hertz Global Holdings, Inc.............................   170,012   2,337,665
    Hexcel Corp............................................   178,905  10,469,521
#*  Hill International, Inc................................    78,508     221,393
    Hillenbrand, Inc.......................................   134,419   6,438,670
#   HNI Corp...............................................    99,496   3,769,903
    Honeywell International, Inc...........................   490,013  70,963,683
*   Houston Wire & Cable Co................................    26,484     165,525
*   Hub Group, Inc., Class A...............................    78,551   3,599,207
#   Hubbell, Inc...........................................    95,095   9,671,162
*   Hudson Global, Inc.....................................   213,596     333,210
#*  Hudson Technologies, Inc...............................   315,774     261,682
    Huntington Ingalls Industries, Inc.....................    72,462  15,831,498
    Hurco Cos., Inc........................................    16,016     652,492

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   Huron Consulting Group, Inc............................  51,235 $ 2,791,795
#*  Huttig Building Products, Inc..........................   2,588       9,653
    Hyster-Yale Materials Handling, Inc....................  26,932   1,628,039
    ICF International, Inc.................................  36,592   2,694,635
    IDEX Corp..............................................  82,668  10,483,956
*   IES Holdings, Inc......................................   6,920     122,761
    Illinois Tool Works, Inc............................... 218,339  27,853,506
    Ingersoll-Rand P.L.C................................... 293,013  28,111,667
*   InnerWorkings, Inc..................................... 144,128   1,036,280
*   Innovative Solutions & Support, Inc....................  10,802      26,141
    Insperity, Inc.........................................  98,988  10,873,832
    Insteel Industries, Inc................................  47,339   1,236,495
    Interface, Inc......................................... 123,111   2,005,478
#*  Intersections, Inc.....................................   1,326       4,694
    ITT, Inc............................................... 178,852   9,032,026
    Jacobs Engineering Group, Inc.......................... 116,406   8,740,927
    JB Hunt Transport Services, Inc........................  98,438  10,888,227
#*  JELD-WEN Holding, Inc..................................  99,034   1,610,293
*   JetBlue Airways Corp................................... 644,583  10,783,874
#   John Bean Technologies Corp............................  66,817   6,946,963
    Johnson Controls International P.L.C................... 552,881  17,675,606
    Kadant, Inc............................................  24,884   2,456,051
#   Kaman Corp.............................................  61,701   3,919,248
    Kansas City Southern................................... 141,368  14,413,881
    KAR Auction Services, Inc.............................. 246,176  14,017,261
    KBR, Inc............................................... 310,213   6,136,013
    Kelly Services, Inc., Class A..........................  75,556   1,774,810
    Kelly Services, Inc., Class B..........................     319       8,922
    Kennametal, Inc........................................ 179,364   6,358,454
#*  KeyW Holding Corp. (The)...............................  75,045     587,602
    Kforce, Inc............................................  82,210   2,533,712
    Kimball International, Inc., Class B...................  99,956   1,645,276
#*  Kirby Corp.............................................  97,942   7,045,947
#   Knight-Swift Transportation Holdings, Inc.............. 264,476   8,463,232
    Knoll, Inc............................................. 122,947   2,440,498
    Korn/Ferry International............................... 116,131   5,242,153
#*  Kratos Defense & Security Solutions, Inc............... 176,839   2,215,793
    L3 Technologies, Inc...................................  85,056  16,115,560
#   Landstar System, Inc...................................  98,042   9,813,024
*   Lawson Products, Inc...................................  15,719     519,670
*   LB Foster Co., Class A.................................  20,276     368,618
#   Lennox International, Inc..............................  65,725  13,860,745
*   Limbach Holdings, Inc..................................   8,154      77,381
    Lincoln Electric Holdings, Inc......................... 147,938  11,969,664
#   Lindsay Corp...........................................  20,853   1,993,964
    Lockheed Martin Corp................................... 184,600  54,244,710
    LS Starrett Co. (The), Class A......................... 123,992     672,037
#   LSC Communications, Inc................................  74,216     699,857
    LSI Industries, Inc....................................  78,452     338,913
*   Lydall, Inc............................................  38,034   1,136,076
#   Macquarie Infrastructure Corp.......................... 115,836   4,280,140
#*  Manitex International, Inc.............................  25,276     215,857
*   Manitowoc Co., Inc. (The)..............................  71,770   1,311,956
    ManpowerGroup, Inc..................................... 104,518   7,973,678
    Marten Transport, Ltd..................................  96,359   1,855,874
    Masco Corp............................................. 230,091   6,902,730
*   Masonite International Corp............................  67,973   3,765,024
#*  MasTec, Inc............................................ 187,225   8,146,160
#*  Mastech Digital, Inc...................................   8,160      53,448

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Matson, Inc............................................ 105,065 $ 3,685,680
#   Matthews International Corp., Class A..................  65,319   2,718,577
    McGrath RentCorp.......................................  59,807   3,193,096
#*  Mercury Systems, Inc...................................  79,052   3,704,377
*   Meritor, Inc........................................... 205,207   3,486,467
#*  Middleby Corp. (The)...................................  79,027   8,874,732
*   Milacron Holdings Corp................................. 153,726   2,152,164
    Miller Industries, Inc.................................  14,667     354,501
*   Mistras Group, Inc.....................................  49,388     982,821
    Mobile Mini, Inc.......................................  95,830   3,940,530
    Moog, Inc., Class A....................................  69,838   4,996,909
*   MRC Global, Inc........................................ 206,462   3,268,293
    MSA Safety, Inc........................................  60,905   6,360,918
    MSC Industrial Direct Co., Inc., Class A...............  93,907   7,612,101
    Mueller Industries, Inc................................ 123,277   3,001,795
    Mueller Water Products, Inc., Class A.................. 350,296   3,594,037
#   Multi-Color Corp.......................................  42,668   2,268,231
*   MYR Group, Inc.........................................  44,187   1,475,404
#   National Presto Industries, Inc........................  13,388   1,669,082
    Navigant Consulting, Inc...............................  91,015   1,965,924
*   Navistar International Corp............................ 160,631   5,379,532
*   NCI Building Systems, Inc.............................. 166,328   2,037,518
#*  Nexeo Solutions, Inc...................................   6,292      65,751
#   Nielsen Holdings P.L.C................................. 409,552  10,640,161
*   NL Industries, Inc..................................... 273,341   1,448,707
    NN, Inc................................................  69,086     801,398
#   Nordson Corp...........................................  92,000  11,285,640
    Norfolk Southern Corp.................................. 212,312  35,632,323
    Northrop Grumman Corp.................................. 117,671  30,823,918
*   Northwest Pipe Co......................................   9,070     161,537
#*  NOW, Inc............................................... 243,986   3,132,780
#*  NV5 Global, Inc........................................  19,622   1,531,890
    nVent Electric P.L.C................................... 217,189   5,303,755
    Old Dominion Freight Line, Inc......................... 139,048  18,134,640
#   Omega Flex, Inc........................................   5,588     338,074
*   Orion Group Holdings, Inc..............................  62,583     295,392
    Oshkosh Corp........................................... 142,318   7,989,733
    Owens Corning.......................................... 172,258   8,142,636
    PACCAR, Inc............................................ 499,748  28,590,583
*   PAM Transportation Services, Inc.......................   8,004     469,194
*   Pangaea Logistics Solutions, Ltd.......................  11,476      38,789
    Parker-Hannifin Corp................................... 127,501  19,332,977
    Park-Ohio Holdings Corp................................  27,248     901,364
*   Patrick Industries, Inc................................  62,144   2,703,885
*   Patriot Transportation Holding, Inc....................   3,354      67,080
    Pentair P.L.C.......................................... 303,001  12,165,490
*   Performant Financial Corp..............................  78,261     162,783
*   Perma-Fix Environmental Services.......................   5,503      20,746
*   Perma-Pipe International Holdings, Inc.................   7,165      65,560
*   PGT Innovations, Inc................................... 155,144   3,143,217
    PICO Holdings, Inc.....................................  43,884     501,155
#*  Pioneer Power Solutions, Inc...........................   1,700       8,500
    Pitney Bowes, Inc...................................... 348,778   2,308,910
    Powell Industries, Inc.................................  31,897     930,117
#*  Power Solutions International, Inc.....................   4,237      50,844
    Preformed Line Products Co.............................   5,244     331,421
    Primoris Services Corp................................. 112,334   2,378,111
*   Proto Labs, Inc........................................  39,420   4,708,719
    Quad/Graphics, Inc..................................... 105,998   1,635,549

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Quanex Building Products Corp..........................  71,019 $ 1,052,502
*   Quanta Services, Inc................................... 290,156   9,052,867
*   Radiant Logistics, Inc.................................  87,447     475,712
    Raven Industries, Inc..................................  56,519   2,457,446
    Raytheon Co............................................ 177,053  30,991,357
#*  RBC Bearings, Inc......................................  39,263   5,798,360
    RCM Technologies, Inc..................................   7,192      30,422
#*  Red Violet, Inc........................................   3,537      20,833
    Regal Beloit Corp......................................  87,071   6,242,991
    Republic Services, Inc................................. 418,557  30,420,723
*   Resideo Technologies, Inc..............................  81,669   1,719,129
    Resources Connection, Inc..............................  62,215   1,015,349
#   REV Group, Inc.........................................  64,640     705,222
#*  Revolution Lighting Technologies, Inc..................   5,544       8,538
*   Rexnord Corp........................................... 221,032   5,925,868
#*  Roadrunner Transportation Systems, Inc.................  16,053       7,376
    Robert Half International, Inc......................... 259,369  15,699,606
    Rockwell Automation, Inc............................... 111,304  18,335,108
    Rockwell Collins, Inc.................................. 199,758  25,573,019
#   Rollins, Inc........................................... 170,172  10,074,182
    Roper Technologies, Inc................................  48,664  13,767,046
    Rush Enterprises, Inc., Class A........................  64,225   2,272,923
    Rush Enterprises, Inc., Class B........................   7,381     266,159
    Ryder System, Inc...................................... 149,269   8,256,068
*   Saia, Inc..............................................  54,270   3,411,412
#   Schneider National, Inc., Class B...................... 162,889   3,562,382
#   Scorpio Bulkers, Inc...................................  62,717     398,880
#*  Sensata Technologies Holding P.L.C..................... 281,836  13,218,108
    Servotronics, Inc......................................     389       3,754
*   SIFCO Industries, Inc..................................   3,251      16,046
    Simpson Manufacturing Co., Inc.........................  90,571   5,169,793
#*  SiteOne Landscape Supply, Inc..........................  61,370   4,175,615
    SkyWest, Inc........................................... 125,067   7,165,088
#   Snap-on, Inc...........................................  86,288  13,283,175
    Southwest Airlines Co.................................. 529,313  25,989,268
*   SP Plus Corp...........................................  50,772   1,622,673
    Spartan Motors, Inc....................................  63,318     426,130
*   Sparton Corp...........................................  17,705     219,188
#   Spirit AeroSystems Holdings, Inc., Class A............. 180,727  15,182,875
#*  Spirit Airlines, Inc................................... 155,695   8,080,571
*   SPX Corp...............................................  84,442   2,475,839
*   SPX FLOW, Inc..........................................  94,518   3,235,351
    Standex International Corp.............................  24,446   1,983,060
    Stanley Black & Decker, Inc............................ 133,919  15,604,242
    Steelcase, Inc., Class A............................... 192,878   3,201,775
#*  Stericycle, Inc........................................ 150,928   7,541,872
*   Sterling Construction Co., Inc.........................  55,801     633,899
    Sun Hydraulics Corp....................................  56,439   2,618,770
#*  Sunrun, Inc............................................  68,665     841,833
    Systemax, Inc..........................................  67,991   2,196,789
#*  Team, Inc.............................................. 165,279   3,289,052
#*  Tecogen, Inc...........................................  14,098      50,048
#*  Teledyne Technologies, Inc.............................  60,861  13,467,322
    Tennant Co.............................................  30,089   1,839,040
#   Terex Corp............................................. 164,575   5,495,159
    Tetra Tech, Inc........................................ 109,365   7,222,465
#*  Textainer Group Holdings, Ltd.......................... 103,584   1,215,040
    Textron, Inc........................................... 363,173  19,476,968
*   Thermon Group Holdings, Inc............................  58,349   1,259,171

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Timken Co. (The)....................................... 152,992 $ 6,050,834
    Titan International, Inc............................... 119,716     845,195
*   Titan Machinery, Inc...................................  49,817     709,892
#   Toro Co. (The)......................................... 209,790  11,817,471
#*  TPI Composites, Inc....................................  42,249   1,067,210
*   Transcat, Inc..........................................  11,702     242,348
#*  TransDigm Group, Inc...................................  35,703  11,790,916
#   TransUnion............................................. 153,691  10,105,183
*   Trex Co., Inc..........................................  96,856   5,937,273
*   TriMas Corp............................................ 100,110   2,948,240
#*  TriNet Group, Inc...................................... 108,430   5,095,126
    Trinity Industries, Inc................................ 307,463   8,778,069
#   Triton International, Ltd.............................. 159,067   5,117,185
#   Triumph Group, Inc..................................... 119,805   2,186,441
*   TrueBlue, Inc..........................................  85,535   1,995,532
#*  Tutor Perini Corp...................................... 108,041   1,674,636
*   Twin Disc, Inc.........................................  23,435     448,312
*   Ultralife Corp.........................................  26,332     178,268
    UniFirst Corp..........................................  26,576   3,967,797
    Union Pacific Corp..................................... 505,841  73,964,071
*   United Continental Holdings, Inc....................... 626,421  53,565,260
    United Parcel Service, Inc., Class B................... 526,636  56,107,799
*   United Rentals, Inc.................................... 139,680  16,771,378
    United Technologies Corp............................... 558,450  69,365,074
#*  Univar, Inc............................................ 260,604   6,416,070
    Universal Forest Products, Inc......................... 125,775   3,555,659
    Universal Logistics Holdings, Inc......................  15,447     419,695
#   US Ecology, Inc........................................  45,047   3,150,137
*   USA Truck, Inc.........................................  18,153     357,070
#*  USG Corp............................................... 270,442  11,418,061
    Valmont Industries, Inc................................  45,522   5,658,840
*   Vectrus, Inc...........................................  28,289     758,145
*   Verisk Analytics, Inc.................................. 148,655  17,814,815
*   Veritiv Corp...........................................  17,689     589,751
    Viad Corp..............................................  50,851   2,435,254
#*  Vicor Corp.............................................  18,334     735,193
#   Virco Manufacturing Corp...............................  14,468      62,646
*   Volt Information Sciences, Inc......................... 308,104   1,133,823
    VSE Corp...............................................  23,132     725,420
#   Wabash National Corp................................... 145,289   2,193,864
*   WABCO Holdings, Inc....................................  59,204   6,361,470
#   Wabtec Corp............................................ 111,657   9,158,107
*   WageWorks, Inc.........................................  45,551   1,813,385
    Waste Management, Inc.................................. 307,915  27,549,155
#   Watsco, Inc............................................  59,806   8,862,053
#   Watsco, Inc., Class B..................................   2,268     337,365
    Watts Water Technologies, Inc., Class A................  53,750   3,765,188
#*  Welbilt, Inc........................................... 279,653   5,235,104
#   Werner Enterprises, Inc................................ 163,568   5,265,254
*   Wesco Aircraft Holdings, Inc........................... 217,322   2,212,338
*   WESCO International, Inc............................... 111,098   5,574,898
#*  Willdan Group, Inc.....................................  18,461     557,522
#*  Williams Industrial Services Group, Inc................  12,367      21,642
*   Willis Lease Finance Corp..............................   4,420     153,020
    Woodward, Inc.......................................... 125,230   9,221,937
#   WW Grainger, Inc.......................................  63,081  17,913,112
*   XPO Logistics, Inc..................................... 243,494  21,763,494
    Xylem, Inc............................................. 226,227  14,835,967

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
INDUSTRIALS -- (Continued)
*   YRC Worldwide, Inc.....................................    66,980 $      553,255
                                                                      --------------
TOTAL INDUSTRIALS..........................................            3,053,023,059
                                                                      --------------
INFORMATION TECHNOLOGY -- (18.4%)
#*  3D Systems Corp........................................    50,584        611,055
    Accenture P.L.C., Class A..............................   529,501     83,459,948
#*  ACI Worldwide, Inc.....................................   222,733      5,588,371
*   ADDvantage Technologies Group, Inc.....................     3,642          4,880
*   Adobe, Inc.............................................   255,800     62,865,408
    ADTRAN, Inc............................................   100,720      1,353,677
*   Advanced Energy Industries, Inc........................    88,869      3,824,033
#*  Advanced Micro Devices, Inc............................   869,684     15,836,946
*   Agilysys, Inc..........................................    33,661        547,664
*   Airgain, Inc...........................................     2,010         25,788
*   Akamai Technologies, Inc...............................   215,869     15,596,535
*   Alarm.com Holdings, Inc................................    43,788      1,947,690
*   ALJ Regional Holdings, Inc.............................    22,320         36,382
    Alliance Data Systems Corp.............................    67,309     13,877,770
*   Alpha & Omega Semiconductor, Ltd.......................    75,119        696,353
#*  Ambarella, Inc.........................................    22,645        787,593
#   Amdocs, Ltd............................................   172,452     10,911,038
    American Software, Inc., Class A.......................    48,020        552,710
*   Amkor Technology, Inc..................................   498,147      3,561,751
    Amphenol Corp., Class A................................   204,490     18,301,855
#*  Amtech Systems, Inc....................................    36,011        168,892
#   Analog Devices, Inc....................................   182,829     15,304,616
*   Anixter International, Inc.............................    85,109      5,590,810
*   ANSYS, Inc.............................................    65,649      9,817,808
*   Appfolio, Inc., Class A................................    19,619      1,120,245
    Apple, Inc............................................. 3,961,863    867,093,336
    Applied Materials, Inc.................................   735,546     24,184,753
#*  Applied Optoelectronics, Inc...........................    18,185        356,972
*   Arista Networks, Inc...................................    63,586     14,647,035
*   ARRIS International P.L.C..............................   349,041      8,680,650
*   Arrow Electronics, Inc.................................   144,355      9,774,277
*   Aspen Technology, Inc..................................   150,726     12,795,130
    AstroNova, Inc.........................................     9,734        188,061
#*  Asure Software, Inc....................................    18,562        206,781
*   Atlassian Corp. P.L.C., Class A........................    36,580      2,776,788
*   Autodesk, Inc..........................................   105,800     13,674,650
    Automatic Data Processing, Inc.........................   335,000     48,266,800
*   Aviat Networks, Inc....................................    27,630        409,200
#*  Avid Technology, Inc...................................    90,467        479,475
    Avnet, Inc.............................................   194,982      7,812,929
    AVX Corp...............................................   196,448      3,276,753
*   Aware, Inc.............................................    26,185        100,289
*   Axcelis Technologies, Inc..............................    67,403      1,163,376
#*  AXT, Inc...............................................    92,451        609,252
    Badger Meter, Inc......................................    51,854      2,546,550
    Bel Fuse, Inc., Class A................................     1,700         31,858
    Bel Fuse, Inc., Class B................................    18,294        402,468
#   Belden, Inc............................................    91,241      4,931,576
    Benchmark Electronics, Inc.............................    78,535      1,714,419
    BK Technologies, Inc...................................     6,762         27,251
#*  Black Box Corp.........................................    36,076         31,025
*   Black Knight, Inc......................................   193,630      9,443,335
#   Blackbaud, Inc.........................................    61,870      4,437,316
    Booz Allen Hamilton Holding Corp.......................   227,592     11,274,908
*   Bottomline Technologies de, Inc........................    23,728      1,581,234

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Broadcom, Inc..........................................   222,517 $ 49,730,324
    Broadridge Financial Solutions, Inc....................   160,983   18,825,352
#*  BroadVision, Inc.......................................     3,362        5,884
    Brooks Automation, Inc.................................   133,781    4,151,224
*   BSQUARE Corp...........................................    18,279       42,042
    CA, Inc................................................   580,754   25,762,247
    Cabot Microelectronics Corp............................    45,057    4,398,464
*   CACI International, Inc., Class A......................    53,344    9,519,770
*   Cadence Design Systems, Inc............................   259,421   11,562,394
#*  CalAmp Corp............................................    56,464    1,125,892
*   Calix, Inc.............................................   102,448      747,870
#*  Carbonite, Inc.........................................    41,674    1,425,668
*   Cardtronics P.L.C., Class A............................   113,077    3,071,171
    Cass Information Systems, Inc..........................    23,410    1,547,401
    CCUR Holdings, Inc.....................................     5,951       22,792
    CDK Global, Inc........................................   179,147   10,254,374
    CDW Corp...............................................   227,928   20,515,799
*   CEVA, Inc..............................................    34,538      851,016
#*  Ciena Corp.............................................   282,020    8,815,945
#*  Cirrus Logic, Inc......................................   128,571    4,813,698
    Cisco Systems, Inc..................................... 2,718,780  124,384,185
*   Cision, Ltd............................................   108,300    1,601,757
*   Citrix Systems, Inc....................................   116,392   11,926,688
*   Clearfield, Inc........................................     9,584      115,200
#   ClearOne, Inc..........................................     4,400        7,260
#*  Coda Octopus Group, Inc................................     3,329       20,240
#   Cognex Corp............................................   233,153    9,988,275
    Cognizant Technology Solutions Corp., Class A..........   294,858   20,354,048
#*  Coherent, Inc..........................................    41,073    5,057,729
    Cohu, Inc..............................................    72,340    1,504,672
*   CommScope Holding Co., Inc.............................   253,392    6,096,612
    Communications Systems, Inc............................    21,690       62,901
*   CommVault Systems Inc..................................    16,850      981,007
*   Computer Task Group, Inc...............................    40,188      190,089
    Comtech Telecommunications Corp........................    63,666    1,777,555
*   Conduent, Inc..........................................   361,006    6,895,215
#*  Control4 Corp..........................................    21,023      586,962
*   CoreLogic, Inc.........................................   174,810    7,100,782
    Corning, Inc...........................................   743,954   23,769,330
*   Cray, Inc..............................................    77,345    1,754,958
#*  Cree, Inc..............................................   201,791    7,833,527
#   CSG Systems International, Inc.........................    84,608    2,969,741
    CSP, Inc...............................................     1,909       23,863
    CTS Corp...............................................    62,834    1,677,039
#*  CyberOptics Corp.......................................    12,288      259,768
#   Cypress Semiconductor Corp.............................   585,797    7,580,213
#   Daktronics, Inc........................................   107,233      783,873
#*  DASAN Zhone Solutions, Inc.............................    21,857      284,141
*   Data I/O Corp..........................................    13,075       65,244
*   Dell Technologies, Inc., Class V.......................   106,429    9,620,117
#   Diebold Nixdorf, Inc...................................   119,354      465,481
*   Digi International, Inc................................    29,683      344,323
*   Diodes, Inc............................................   112,410    3,393,658
    Dolby Laboratories, Inc., Class A......................   101,883    7,010,569
#*  Dropbox, Inc., Class A.................................    21,119      495,663
*   DSP Group, Inc.........................................    43,888      536,750
    DXC Technology Co......................................   364,993   26,582,440
#*  Eastman Kodak Co.......................................    35,000       85,400
#   Ebix, Inc..............................................    58,606    3,358,710

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   EchoStar Corp., Class A................................    77,820 $ 3,155,601
*   Edgewater Technology, Inc..............................    16,123      74,972
#*  eGain Corp.............................................     7,487      55,928
#*  Electro Scientific Industries, Inc.....................    68,945   1,999,405
*   Electronics For Imaging, Inc...........................    99,580   3,032,211
#*  Ellie Mae, Inc.........................................    26,378   1,748,334
#*  EMCORE Corp............................................    47,148     232,440
*   Endurance International Group Holdings, Inc............   200,200   1,975,974
    Entegris, Inc..........................................   283,173   7,515,411
#*  Envestnet, Inc.........................................    20,442   1,063,393
*   EPAM Systems, Inc......................................    71,313   8,519,764
*   ePlus, Inc.............................................    31,035   2,634,251
#*  Euronet Worldwide, Inc.................................    88,415   9,829,980
    EVERTEC, Inc...........................................   161,005   4,199,010
*   Evolving Systems, Inc..................................     9,237      17,273
*   ExlService Holdings, Inc...............................    67,610   4,333,801
*   Extreme Networks, Inc..................................    37,846     210,045
*   F5 Networks, Inc.......................................    64,958  11,385,838
*   Fabrinet...............................................    82,503   3,574,030
*   Fair Isaac Corp........................................    50,896   9,808,168
*   FARO Technologies, Inc.................................    36,289   1,834,046
    Fidelity National Information Services, Inc............   238,091  24,785,273
#*  Finisar Corp...........................................   249,237   4,159,766
*   Finjan Holdings, Inc...................................    56,458     205,507
*   First Data Corp., Class A..............................   417,154   7,817,466
#*  First Solar, Inc.......................................   165,627   6,923,209
*   Fiserv, Inc............................................   318,356  25,245,631
#*  Fitbit, Inc., Class A..................................   421,182   1,992,191
*   FleetCor Technologies, Inc.............................    99,711  19,945,191
*   Flex, Ltd.............................................. 1,004,906   7,898,561
    FLIR Systems, Inc......................................   226,269  10,478,517
*   FormFactor, Inc........................................   135,867   1,663,012
*   Fortinet, Inc..........................................   113,277   9,309,104
*   Frequency Electronics, Inc.............................    10,552     117,127
#*  Gartner, Inc...........................................    80,736  11,910,175
    Genpact, Ltd...........................................   324,927   8,906,249
    Global Payments, Inc...................................   173,899  19,864,483
#   GlobalSCAPE, Inc.......................................    22,654      90,843
*   Globant SA.............................................    57,330   2,951,348
*   GoDaddy, Inc., Class A.................................   125,284   9,167,030
*   GSE Systems, Inc.......................................    10,738      33,180
*   GSI Technology, Inc....................................    35,264     208,410
#*  GTT Communications, Inc................................   101,485   3,643,312
*   Guidewire Software, Inc................................    65,762   5,850,845
    Hackett Group, Inc. (The)..............................    73,423   1,502,969
#*  Harmonic, Inc..........................................   197,587   1,088,704
    Hewlett Packard Enterprise Co.......................... 1,089,286  16,611,612
    HP, Inc................................................ 1,061,481  25,624,151
#*  HubSpot, Inc...........................................    18,716   2,538,825
#*  Ichor Holdings, Ltd....................................    50,990     905,073
*   ID Systems, Inc........................................    14,427      90,241
#*  Identiv, Inc...........................................    11,165      65,259
#*  IEC Electronics Corp...................................     5,002      26,411
#*  II-VI, Inc.............................................   121,112   4,509,000
#*  Immersion Corp.........................................    73,998     740,720
*   Imperva Inc............................................    22,310   1,234,859
#*  Infinera Corp..........................................   331,259   1,835,175
*   Information Services Group, Inc........................    38,465     158,091
*   Innodata, Inc..........................................    75,832     106,923

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Inphi Corp.............................................    49,462 $  1,582,784
#*  Inseego Corp...........................................    23,600       83,308
*   Insight Enterprises, Inc...............................    69,324    3,583,358
*   Integrated Device Technology, Inc......................   185,692    8,692,243
    Intel Corp............................................. 4,520,919  211,940,683
    InterDigital, Inc......................................    91,150    6,467,093
#*  Internap Corp..........................................    31,240      267,727
    International Business Machines Corp...................   721,201   83,248,231
*   inTEST Corp............................................    11,556       84,937
*   Intevac, Inc...........................................    33,748      161,990
    Intuit, Inc............................................   182,788   38,568,268
#*  IPG Photonics Corp.....................................    77,366   10,332,229
#*  Iteris, Inc............................................    13,810       59,659
#*  Itron, Inc.............................................    62,866    3,277,833
#   j2 Global, Inc.........................................   103,044    7,505,725
    Jabil, Inc.............................................   414,762   10,257,064
    Jack Henry & Associates, Inc...........................    99,725   14,941,797
    Juniper Networks, Inc..................................   436,608   12,779,516
*   KEMET Corp.............................................   121,833    2,653,523
*   Key Tronic Corp........................................     9,834       72,083
*   Keysight Technologies, Inc.............................   252,629   14,420,063
*   Kimball Electronics, Inc...............................    24,551      451,738
    KLA-Tencor Corp........................................   150,299   13,758,370
#*  Knowles Corp...........................................   596,970    9,658,975
#*  Kopin Corp.............................................   100,510      224,137
    Kulicke & Soffa Industries, Inc........................   152,545    3,101,240
*   KVH Industries, Inc....................................    30,189      372,834
#   Lam Research Corp......................................   173,191   24,546,360
#*  Lantronix, Inc.........................................     9,440       35,778
*   Lattice Semiconductor Corp.............................   206,422    1,240,596
    Leidos Holdings, Inc...................................   192,590   12,475,980
*   LGL Group, Inc. (The)..................................     1,687       10,291
#*  LightPath Technologies, Inc., Class A..................     5,719       10,409
*   Limelight Networks, Inc................................   175,677      707,978
#   Littelfuse, Inc........................................    40,697    7,372,669
#*  LivePerson, Inc........................................    13,271      299,925
*   LiveRamp Holdings, Inc.................................   139,057    6,352,124
    LogMeIn, Inc...........................................    78,566    6,766,104
*   LRAD Corp..............................................    24,357       71,853
#*  Lumentum Holdings, Inc.................................    67,939    3,712,866
*   Luna Innovations, Inc..................................    33,283      108,503
#*  Luxoft Holding, Inc....................................    43,202    1,781,218
#*  MACOM Technology Solutions Holdings, Inc...............    60,692      853,936
#*  MagnaChip Semiconductor Corp...........................    57,288      462,887
#*  Manhattan Associates, Inc..............................   107,187    5,117,107
    ManTech International Corp., Class A...................    58,037    3,324,359
#*  Marin Software, Inc....................................     2,700        6,480
    Marvell Technology Group, Ltd..........................   485,730    7,970,829
    Mastercard, Inc., Class A..............................   728,506  144,003,781
    Maxim Integrated Products, Inc.........................   196,876    9,847,738
    MAXIMUS, Inc...........................................   134,571    8,743,078
#*  MaxLinear, Inc.........................................   111,892    2,171,824
#*  Maxwell Technologies, Inc..............................   216,542      636,634
#   Mesa Laboratories, Inc.................................     4,842      884,585
    Methode Electronics, Inc...............................    76,679    2,269,698
#   Microchip Technology, Inc..............................   177,617   11,683,646
*   Micron Technology, Inc................................. 1,291,849   48,728,544
    Microsoft Corp......................................... 5,151,344  550,215,053
*   MicroStrategy, Inc., Class A...........................    19,284    2,429,206

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Mimecast, Ltd..........................................     5,430 $   189,290
#*  Mitek Systems, Inc.....................................    53,036     486,340
    MKS Instruments, Inc...................................   106,828   7,872,155
*   MoneyGram International, Inc...........................   318,724   1,351,390
#   Monolithic Power Systems, Inc..........................    42,731   5,047,386
    Monotype Imaging Holdings, Inc.........................    66,789   1,170,811
    Motorola Solutions, Inc................................   109,847  13,462,848
#   MTS Systems Corp.......................................    34,038   1,611,699
*   Nanometrics, Inc.......................................    50,455   1,617,587
*   Napco Security Technologies, Inc.......................    21,110     297,018
    National Instruments Corp..............................   159,351   7,803,418
#*  NCR Corp...............................................   280,538   7,532,445
#*  NeoPhotonics Corp......................................    73,915     591,320
    NetApp, Inc............................................   297,563  23,355,720
*   NETGEAR, Inc...........................................    65,563   3,637,435
#*  NetScout Systems, Inc..................................   165,511   4,180,808
*   NetSol Technologies, Inc...............................    14,046     131,611
    Network-1 Technologies, Inc............................    28,392      76,091
#*  New Relic, Inc.........................................    26,792   2,391,186
    NIC, Inc...............................................   124,320   1,654,699
*   Novanta, Inc...........................................    77,556   4,514,535
#*  Nuance Communications, Inc.............................   507,652   8,828,068
#*  Nutanix, Inc., Class A.................................    54,489   2,261,838
    NVE Corp...............................................     5,036     426,549
    NVIDIA Corp............................................   393,195  82,897,302
*   Oclaro, Inc............................................   209,772   1,724,326
#*  Okta, Inc..............................................    36,811   2,148,290
*   ON Semiconductor Corp..................................   741,513  12,605,721
#*  OneSpan, Inc...........................................    63,069     925,538
*   Optical Cable Corp.....................................     3,696      17,556
    Oracle Corp............................................ 1,546,136  75,513,282
#*  OSI Systems, Inc.......................................    37,889   2,620,403
*   Palo Alto Networks, Inc................................    33,098   6,058,258
#*  PAR Technology Corp....................................    24,070     426,039
    Park Electrochemical Corp..............................    34,412     607,716
    Paychex, Inc...........................................   315,934  20,690,518
#*  Paycom Software, Inc...................................    89,925  11,258,610
*   Paylocity Holding Corp.................................    53,641   3,529,041
*   PayPal Holdings, Inc...................................   460,510  38,770,337
    PC Connection, Inc.....................................    47,162   1,562,949
*   PCM, Inc...............................................    14,146     266,935
    PC-Tel, Inc............................................   240,727   1,064,013
#*  PDF Solutions, Inc.....................................    64,721     517,768
    Pegasystems, Inc.......................................    88,064   4,713,185
#*  Perceptron, Inc........................................    10,437      82,974
*   Perficient, Inc........................................    93,678   2,343,824
    Perspecta, Inc.........................................   122,709   3,005,143
*   PFSweb, Inc............................................    35,131     249,079
*   Photronics, Inc........................................   424,638   4,135,974
*   Pixelworks, Inc........................................    33,493     140,001
    Plantronics, Inc.......................................    64,844   3,823,851
*   Plexus Corp............................................    70,717   4,129,873
    Power Integrations, Inc................................    49,667   2,797,245
#   Presidio, Inc..........................................     2,983      39,972
*   PRGX Global, Inc.......................................    43,757     375,435
    Progress Software Corp.................................    89,991   2,892,311
#*  Proofpoint, Inc........................................    24,563   2,234,005
*   PTC, Inc...............................................    78,435   6,463,828
#*  Pure Storage, Inc., Class A............................   139,468   2,814,464

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    QAD, Inc., Class A.....................................  14,038 $   595,632
    QAD, Inc., Class B.....................................   1,959      61,199
#*  Qorvo, Inc............................................. 102,886   7,563,150
#   QUALCOMM, Inc.......................................... 812,115  51,073,912
#*  Qualys, Inc............................................  47,256   3,366,517
*   Quantenna Communications, Inc..........................  58,398   1,048,828
*   Qumu Corp..............................................   6,460      14,987
*   Rambus, Inc............................................ 211,181   1,839,387
*   RealNetworks, Inc...................................... 579,042   1,221,779
#*  RealPage, Inc.......................................... 113,065   5,992,445
*   Red Hat, Inc........................................... 130,555  22,408,460
    RF Industries, Ltd.....................................   9,040      70,150
*   Ribbon Communications, Inc............................. 213,813   1,453,928
    Richardson Electronics, Ltd............................  16,123     123,180
*   RingCentral, Inc., Class A.............................  32,696   2,541,460
#*  Rogers Corp............................................  35,315   4,345,864
*   Rubicon Project, Inc. (The)............................ 100,461     342,572
*   Rudolph Technologies, Inc..............................  71,585   1,488,252
    Sabre Corp............................................. 560,744  13,822,340
*   salesforce.com, Inc.................................... 165,538  22,718,435
*   Sanmina Corp........................................... 152,956   3,869,787
    Sapiens International Corp. NV.........................   4,191      47,652
*   ScanSource, Inc........................................  57,164   2,222,536
    Science Applications International Corp................ 101,046   7,023,707
*   Seachange International, Inc........................... 542,543     884,345
#   Seagate Technology P.L.C............................... 284,827  11,458,590
*   Semtech Corp........................................... 128,584   5,778,565
#*  ServiceNow, Inc........................................  50,177   9,084,044
#*  ServiceSource International, Inc.......................  59,533      79,179
    Sigma Designs, Inc.....................................  69,199      11,148
*   SigmaTron International, Inc...........................   3,900      16,575
*   Silicon Laboratories, Inc..............................  47,208   3,848,868
    Skyworks Solutions, Inc................................ 207,745  18,023,956
#*  SMART Global Holdings, Inc.............................   9,164     256,684
#*  SolarEdge Technologies, Inc............................  79,390   3,074,775
*   Splunk, Inc............................................  51,670   5,158,733
*   SPS Commerce Inc.......................................  15,792   1,470,077
#*  Square, Inc., Class A..................................  94,332   6,928,685
    SS&C Technologies Holdings, Inc........................ 220,780  11,295,105
#*  StarTek, Inc...........................................  26,723     152,588
*   Steel Connect, Inc.....................................  93,781     192,251
#*  Stratasys, Ltd......................................... 117,442   2,238,445
#*  Super Micro Computer, Inc..............................  98,342   1,288,280
*   Support.com, Inc.......................................   8,300      22,493
*   Sykes Enterprises, Inc.................................  94,123   2,886,752
    Symantec Corp.......................................... 303,979   5,517,219
#*  Synacor, Inc...........................................   9,103      16,385
#*  Synaptics, Inc.........................................  76,497   2,871,697
#*  Synchronoss Technologies, Inc.......................... 156,999     929,434
    SYNNEX Corp............................................ 105,411   8,180,948
*   Synopsys, Inc.......................................... 120,727  10,808,688
#*  Tableau Software, Inc., Class A........................  57,800   6,166,104
    TE Connectivity, Ltd................................... 237,778  17,933,217
*   Tech Data Corp.........................................  76,238   5,386,977
*   Telaria, Inc...........................................  66,662     195,320
*   Telenav, Inc...........................................  61,656     262,655
#*  Teradata Corp.......................................... 260,120   9,468,368
#   Teradyne, Inc.......................................... 305,204  10,514,278
    TESSCO Technologies, Inc...............................  14,267     172,417

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares       Value+
                                                            --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    Texas Instruments, Inc.................................   769,161 $   71,401,216
#   TiVo Corp..............................................   223,612      2,459,732
    Total System Services, Inc.............................   177,644     16,192,251
#*  Trade Desk, Inc. (The), Class A........................    32,827      4,055,776
    TransAct Technologies, Inc.............................     8,492        124,832
    Travelport Worldwide, Ltd..............................   225,303      3,370,533
*   Trimble, Inc...........................................   194,656      7,276,241
*   Trio-Tech International................................     1,525          6,419
*   TSR, Inc...............................................       210          1,229
    TTEC Holdings, Inc.....................................   108,580      2,705,814
#*  TTM Technologies, Inc..................................   232,650      2,722,005
#*  Twilio, Inc., Class A..................................    34,704      2,610,435
*   Tyler Technologies, Inc................................    32,696      6,920,435
#   Ubiquiti Networks, Inc.................................   132,400     12,325,116
#*  Ultimate Software Group, Inc. (The)....................    21,920      5,844,530
#*  Ultra Clean Holdings, Inc..............................    76,023        799,762
#*  Unisys Corp............................................    84,319      1,552,313
#   Universal Display Corp.................................    61,735      7,594,022
*   Upland Software, Inc...................................    14,342        452,347
*   USA Technologies, Inc..................................     9,649         55,964
#*  Veeco Instruments, Inc.................................   110,013      1,046,224
*   Verint Systems, Inc....................................   108,200      4,941,494
*   VeriSign, Inc..........................................    77,678     11,072,222
    Versum Materials, Inc..................................   178,069      5,619,858
#*  ViaSat, Inc............................................    88,635      5,651,368
#*  Viavi Solutions, Inc...................................   378,130      4,359,839
*   Virtusa Corp...........................................    61,139      3,031,883
#   Visa, Inc., Class A.................................... 1,178,103    162,401,499
#   Vishay Intertechnology, Inc............................   275,254      5,037,148
*   Vishay Precision Group, Inc............................    25,485        826,988
*   VMware, Inc., Class A..................................    30,814      4,356,791
    Wayside Technology Group, Inc..........................     4,700         59,831
*   Westell Technologies, Inc., Class A....................     3,500          9,275
#   Western Digital Corp...................................   233,530     10,058,137
#   Western Union Co. (The)................................   725,755     13,092,620
*   WEX, Inc...............................................    74,225     13,060,631
*   Wireless Telecom Group, Inc............................    37,817         63,533
#*  Workday, Inc., Class A.................................    39,184      5,212,256
*   Worldpay, Inc., Class A................................   160,580     14,747,667
    Xerox Corp.............................................   375,597     10,467,888
    Xilinx, Inc............................................   188,062     16,054,853
#   Xperi Corp.............................................   113,182      1,471,366
*   Zebra Technologies Corp., Class A......................   138,103     22,966,529
*   Zendesk, Inc...........................................    49,842      2,739,815
*   Zix Corp...............................................    61,620        415,319
                                                                      --------------
TOTAL INFORMATION TECHNOLOGY...............................            4,629,841,365
                                                                      --------------
MATERIALS -- (3.7%)
>>  A Schulman, Inc........................................    47,725         91,155
#   Advanced Emissions Solutions, Inc......................     5,237         51,846
*   AdvanSix, Inc..........................................    69,575      1,930,011
    Air Products & Chemicals, Inc..........................   113,066     17,451,737
#*  AK Steel Holding Corp..................................   477,915      1,768,286
#   Albemarle Corp.........................................   151,181     15,000,179
*   Alcoa Corp.............................................   332,293     11,626,932
#*  Allegheny Technologies, Inc............................   214,550      5,554,699
*   American Biltrite, Inc.................................        17          8,934
    American Vanguard Corp.................................    52,596        846,796
#*  Ampco-Pittsburgh Corp..................................   242,491        899,642

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                             Shares     Value+
                                                            --------- -----------
MATERIALS -- (Continued)
    AptarGroup, Inc........................................   119,945 $12,229,592
    Ashland Global Holdings, Inc...........................   103,174   7,632,813
    Avery Dennison Corp....................................   162,672  14,757,604
*   Axalta Coating Systems, Ltd............................   425,445  10,499,983
    Balchem Corp...........................................    51,496   4,822,600
#   Ball Corp..............................................   394,270  17,663,296
#   Bemis Co., Inc.........................................   205,396   9,400,975
#*  Berry Global Group, Inc................................   166,395   7,258,150
#   Boise Cascade Co.......................................    78,548   2,418,493
    Cabot Corp.............................................   126,488   6,157,436
#   Carpenter Technology Corp..............................   108,011   4,710,360
    Celanese Corp..........................................   166,760  16,165,714
#*  Century Aluminum Co....................................   186,322   1,479,397
#   CF Industries Holdings, Inc............................   337,094  16,190,625
    Chase Corp.............................................    19,734   2,128,115
    Chemours Co. (The).....................................   244,221   8,061,735
#*  Clearwater Paper Corp..................................   315,395   7,613,635
#*  Cleveland-Cliffs, Inc..................................   513,390   5,524,076
#*  Coeur Mining, Inc......................................   377,799   1,805,879
    Commercial Metals Co...................................   259,648   4,948,891
#   Compass Minerals International, Inc....................    86,319   4,187,335
*   Contango ORE, Inc......................................       833      16,514
    Core Molding Technologies, Inc.........................    12,521      85,268
#*  Crown Holdings, Inc....................................   159,541   6,746,989
    Domtar Corp............................................   140,090   6,487,568
    DowDuPont, Inc......................................... 1,288,546  69,478,400
    Eagle Materials, Inc...................................    84,447   6,235,566
    Eastman Chemical Co....................................   253,864  19,890,244
    Ecolab, Inc............................................   149,649  22,918,744
*   Ferro Corp.............................................   174,620   2,958,063
#   Ferroglobe P.L.C.......................................   286,776   1,746,466
#*  Flotek Industries, Inc.................................   970,742   1,757,043
    FMC Corp...............................................   128,674  10,046,866
    Freeport-McMoRan, Inc.................................. 1,714,685  19,976,080
    Friedman Industries, Inc...............................     7,421      65,305
    FutureFuel Corp........................................    69,357   1,137,455
#*  GCP Applied Technologies, Inc..........................   152,378   3,957,257
#   Gold Resource Corp.....................................   134,351     581,740
#   Graphic Packaging Holding Co...........................   804,695   8,859,692
    Greif, Inc., Class A...................................    64,074   3,030,700
    Greif, Inc., Class B...................................    18,309     940,350
    Hawkins, Inc...........................................    23,658     796,328
    Haynes International, Inc..............................    28,744     832,426
#   HB Fuller Co...........................................   102,295   4,548,036
#   Hecla Mining Co........................................ 1,007,900   2,418,960
    Huntsman Corp..........................................   581,046  12,713,286
#*  Ingevity Corp..........................................    65,136   5,932,587
    Innophos Holdings, Inc.................................    42,873   1,256,179
    Innospec, Inc..........................................    47,974   3,210,420
#   International Flavors & Fragrances, Inc................    56,870   8,226,814
    International Paper Co.................................   483,723  21,941,675
#*  Intrepid Potash, Inc...................................   283,233   1,118,770
    Kaiser Aluminum Corp...................................    20,375   1,943,164
    KapStone Paper and Packaging Corp......................   230,683   8,073,905
    KMG Chemicals, Inc.....................................    29,580   2,219,092
*   Koppers Holdings, Inc..................................    40,044   1,071,177
*   Kraton Corp............................................    81,613   2,247,622
#   Kronos Worldwide, Inc..................................   161,599   2,267,234
#   Linde P.L.C............................................   174,232  28,830,169

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
MATERIALS -- (Continued)
    Louisiana-Pacific Corp................................. 335,664 $ 7,307,405
#*  LSB Industries, Inc.................................... 232,564   1,767,486
    LyondellBasell Industries NV, Class A.................. 271,013  24,193,331
#   Martin Marietta Materials, Inc.........................  67,415  11,546,841
    Materion Corp..........................................  44,374   2,521,774
#   McEwen Mining, Inc..................................... 136,545     267,628
    Mercer International, Inc.............................. 158,779   2,415,029
    Minerals Technologies, Inc.............................  72,018   3,942,985
    Mosaic Co. (The)....................................... 323,125   9,997,487
    Myers Industries, Inc..................................  95,747   1,518,547
    Neenah, Inc............................................  40,887   3,289,768
#   NewMarket Corp.........................................  27,964  10,792,985
    Newmont Mining Corp.................................... 527,986  16,325,327
    Northern Technologies International Corp...............   5,700     184,395
    Nucor Corp............................................. 460,621  27,231,914
    Olin Corp.............................................. 386,022   7,797,644
    Olympic Steel, Inc.....................................  51,205     965,726
*   OMNOVA Solutions, Inc..................................  93,798     693,167
#*  Owens-Illinois, Inc.................................... 438,080   6,864,714
    Packaging Corp. of America............................. 156,095  14,331,082
#   PH Glatfelter Co.......................................  81,926   1,466,475
#*  Platform Specialty Products Corp....................... 490,349   5,305,576
    PolyOne Corp........................................... 197,255   6,373,309
    PPG Industries, Inc.................................... 188,163  19,774,050
#*  PQ Group Holdings, Inc.................................   6,030      96,782
#   Quaker Chemical Corp...................................  21,876   3,935,492
#   Rayonier Advanced Materials, Inc....................... 103,754   1,284,475
    Reliance Steel & Aluminum Co........................... 137,225  10,829,797
*   Resolute Forest Products, Inc..........................  52,188     588,159
#   Royal Gold, Inc........................................ 102,110   7,824,689
#   RPM International, Inc................................. 240,436  14,707,470
*   Ryerson Holding Corp...................................  65,424     600,592
    Schnitzer Steel Industries, Inc., Class A..............  62,137   1,671,485
    Schweitzer-Mauduit International, Inc..................  68,134   2,174,837
#   Scotts Miracle-Gro Co. (The)........................... 141,005   9,410,674
#   Sealed Air Corp........................................ 237,110   7,672,880
#   Sensient Technologies Corp.............................  93,795   6,083,544
    Sherwin-Williams Co. (The).............................  59,393  23,369,364
#   Silgan Holdings, Inc................................... 305,248   7,335,109
    Sonoco Products Co..................................... 224,838  12,271,658
    Southern Copper Corp...................................  72,234   2,769,452
    Steel Dynamics, Inc.................................... 478,741  18,958,144
    Stepan Co..............................................  51,079   4,218,615
#*  Summit Materials, Inc., Class A........................ 219,465   2,962,778
*   SunCoke Energy, Inc.................................... 321,370   3,599,344
#   Synalloy Corp..........................................  15,982     295,507
#*  TimkenSteel Corp.......................................  96,698   1,124,598
*   Trecora Resources......................................  35,527     383,692
    Tredegar Corp..........................................  55,090   1,024,674
#   Trinseo SA............................................. 109,697   5,910,474
#   Tronox, Ltd., Class A.................................. 150,550   1,723,798
*   UFP Technologies, Inc..................................   7,756     267,737
    United States Lime & Minerals, Inc.....................   9,696     727,297
#   United States Steel Corp............................... 358,043   9,498,881
*   Universal Stainless & Alloy Products, Inc..............  17,881     351,183
#*  US Concrete, Inc.......................................  38,889   1,269,337
    Valhi, Inc.............................................  66,024     137,330
#   Valvoline, Inc......................................... 315,617   6,287,091
*   Verso Corp., Class A...................................  72,637   2,041,826

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares     Value+
                                                            ------- ------------
MATERIALS -- (Continued)
#   Vulcan Materials Co.................................... 140,209 $ 14,180,738
#   Warrior Met Coal, Inc..................................  66,836    1,871,408
    Westlake Chemical Corp................................. 111,787    7,970,413
#   WestRock Co............................................ 191,734    8,238,810
    Worthington Industries, Inc............................ 134,847    5,647,392
#   WR Grace & Co..........................................  99,641    6,455,740
                                                                    ------------
TOTAL MATERIALS............................................          922,098,986
                                                                    ------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc............................... 153,885    3,006,913
*   Altisource Asset Management Corp.......................     909       44,541
#*  Altisource Portfolio Solutions SA......................  24,863      627,293
    Capital Properties, Inc., Class A......................     600        9,420
*   CBRE Group, Inc., Class A.............................. 469,282   18,907,372
    CKX Lands, Inc.........................................     743        8,047
#   Consolidated-Tomoka Land Co............................   9,953      576,478
    CorePoint Lodging, Inc.................................  75,508    1,236,066
#*  Forestar Group, Inc....................................   7,963      143,334
*   FRP Holdings, Inc......................................  16,029      776,926
    Griffin Industrial Realty, Inc.........................   5,265      184,907
    HFF, Inc., Class A..................................... 121,777    4,475,305
#*  Howard Hughes Corp. (The)..............................  66,665    7,434,481
*   InterGroup Corp. (The).................................     200        6,130
    Jones Lang LaSalle, Inc................................  71,124    9,406,860
#*  JW Mays, Inc...........................................     900       35,820
#   Kennedy-Wilson Holdings, Inc........................... 271,126    5,145,971
*   Marcus & Millichap, Inc................................  84,615    2,937,833
#*  Maui Land & Pineapple Co., Inc.........................  22,194      250,126
*   Rafael Holdings, Inc., Class B.........................  23,666      192,641
    RE/MAX Holdings, Inc., Class A.........................  46,102    1,723,754
#   Realogy Holdings Corp.................................. 270,098    5,150,769
    RMR Group, Inc. (The), Class A.........................  30,918    2,346,058
#*  St Joe Co. (The)....................................... 114,941    1,745,954
*   Stratus Properties, Inc................................  14,297      412,468
*   Tejon Ranch Co.........................................  55,273    1,050,187
*   Trinity Place Holdings, Inc............................  53,127      283,698
                                                                    ------------
TOTAL REAL ESTATE..........................................           68,119,352
                                                                    ------------
UTILITIES -- (2.6%)
    AES Corp............................................... 980,616   14,297,381
    ALLETE, Inc............................................  85,043    6,293,182
    Alliant Energy Corp.................................... 177,982    7,649,666
    Ameren Corp............................................ 163,793   10,577,752
    American Electric Power Co., Inc....................... 235,644   17,286,844
    American States Water Co...............................  62,676    3,837,025
    American Water Works Co., Inc.......................... 114,911   10,173,071
#   Aqua America, Inc...................................... 314,852   10,242,136
    Artesian Resources Corp., Class A......................  12,735      465,974
#   Atlantica Yield PLC.................................... 176,611    3,463,342
    Atmos Energy Corp...................................... 109,396   10,182,580
#   Avangrid, Inc..........................................  75,686    3,557,999
#   Avista Corp............................................ 102,979    5,295,180
#   Black Hills Corp.......................................  97,309    5,789,886
    California Water Service Group.........................  85,065    3,572,730
    CenterPoint Energy, Inc................................ 329,433    8,897,985
    Chesapeake Utilities Corp..............................  29,328    2,330,110
#   Clearway Energy, Inc., Class A.........................  60,894    1,182,561
    Clearway Energy, Inc., Class A......................... 113,700    2,229,657

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            Shares      Value+
                                                            ------- ---------------
UTILITIES -- (Continued)
#   CMS Energy Corp........................................ 188,160 $     9,317,683
    Connecticut Water Service, Inc.........................  20,571       1,421,868
    Consolidated Edison, Inc............................... 210,236      15,977,936
    Consolidated Water Co., Ltd............................  26,390         324,597
#   Dominion Energy, Inc................................... 310,491      22,175,267
#   DTE Energy Co.......................................... 122,232      13,738,877
#   Duke Energy Corp....................................... 339,855      28,082,219
    Edison International................................... 196,336      13,623,755
    El Paso Electric Co....................................  71,913       4,102,637
    Entergy Corp........................................... 120,458      10,112,449
    Evergy, Inc............................................ 320,783      17,960,640
#   Eversource Energy...................................... 212,826      13,463,373
    Exelon Corp............................................ 461,268      20,208,151
#   FirstEnergy Corp....................................... 316,576      11,801,953
#   Genie Energy, Ltd., Class B............................  33,098         175,419
#   Hawaiian Electric Industries, Inc...................... 189,456       7,066,709
#   IDACORP, Inc...........................................  88,451       8,248,940
    MDU Resources Group, Inc............................... 343,412       8,571,564
    MGE Energy, Inc........................................  62,564       3,908,999
    Middlesex Water Co.....................................  31,992       1,439,640
#   National Fuel Gas Co................................... 150,700       8,181,503
#   New Jersey Resources Corp.............................. 156,029       7,036,908
    NextEra Energy, Inc.................................... 236,169      40,739,153
#   NiSource, Inc.......................................... 440,897      11,181,148
    Northwest Natural Holding Co...........................  49,610       3,214,232
#   NorthWestern Corp......................................  88,066       5,174,758
    NRG Energy, Inc........................................ 524,807      18,992,765
    OGE Energy Corp........................................ 296,555      10,720,463
    ONE Gas, Inc...........................................  92,867       7,328,135
#   Ormat Technologies, Inc................................  94,994       4,860,843
    Otter Tail Corp........................................  69,801       3,145,931
#   Pattern Energy Group, Inc., Class A.................... 176,106       3,155,820
    PG&E Corp.............................................. 336,853      15,768,089
    Pinnacle West Capital Corp............................. 154,274      12,689,037
    PNM Resources, Inc..................................... 140,201       5,385,120
    Portland General Electric Co........................... 155,113       6,992,494
#   PPL Corp............................................... 465,901      14,163,390
    Public Service Enterprise Group, Inc................... 329,149      17,586,431
*   Pure Cycle Corp........................................  33,003         333,000
    RGC Resources, Inc.....................................  10,293         292,115
    SCANA Corp.............................................  86,628       3,469,451
#   Sempra Energy.......................................... 123,942      13,648,493
    SJW Corp...............................................  36,170       2,196,604
#   South Jersey Industries, Inc........................... 153,319       4,529,043
    Southern Co. (The)..................................... 478,427      21,543,568
    Southwest Gas Holdings, Inc............................  82,487       6,373,770
#   Spark Energy, Inc., Class A............................  18,700         139,502
    Spire, Inc.............................................  84,249       6,114,792
    UGI Corp............................................... 245,196      13,010,100
    Unitil Corp............................................  29,333       1,393,611
    Vectren Corp........................................... 145,985      10,442,307
#*  Vistra Energy Corp..................................... 410,756       9,295,408
#   WEC Energy Group, Inc.................................. 210,140      14,373,576
    Xcel Energy, Inc....................................... 337,817      16,556,411
    York Water Co. (The)...................................  20,352         633,761
                                                                    ---------------
TOTAL UTILITIES............................................             659,709,469
                                                                    ---------------
TOTAL COMMON STOCKS........................................          23,478,363,663
                                                                    ---------------

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                               Shares        Value+
                                                             ----------- ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>  Media General, Inc. Contingent Value Rights............      34,446 $         3,445
                                                                         ---------------
FINANCIALS -- (0.0%)
*>>  Capital Bank Corp. Contingent Value Rights.............         988               0
                                                                         ---------------
INFORMATION TECHNOLOGY -- (0.0%)
*    SMTC Corp. Rights......................................      13,436          42,323
                                                                         ---------------
TOTAL RIGHTS/WARRANTS.......................................                      45,768
                                                                         ---------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
     GCI Liberty, Inc.......................................      15,532         379,913
                                                                         ---------------
TOTAL INVESTMENT SECURITIES.................................              23,478,789,344
                                                                         ---------------
TEMPORARY CASH INVESTMENTS -- (0.7%)
     State Street Institutional U.S. Government Money
     Market Fund 2.090%..................................... 167,632,701     167,632,701
                                                                         ---------------
SECURITIES LENDING COLLATERAL -- (5.8%)
@(S) DFA Short Term Investment Fund......................... 127,057,501   1,470,055,290
                                                                         ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $17,558,649,663)..................................               $25,116,477,335
                                                                         ===============

As of October 31, 2018, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                          Unrealized
                                         Number of Expiration   Notional      Market     Appreciation
Description                              Contracts    Date       Value        Value     (Depreciation)
-----------                              --------- ---------- ------------ ------------ --------------
Long Position Contracts:
S&P 500(R) Emini Index..................    920     12/21/18  $130,057,377 $124,710,600  $(5,346,777)
                                                              ------------ ------------  -----------
Total Futures Contracts.................                      $130,057,377 $124,710,600  $(5,346,777)
                                                              ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        ---------------------------------------------
                                                           Level 1     Level 2 Level 3     Total
                                                        -------------- ------- ------- --------------
Common Stocks
   Communication Services.............................. $1,809,575,985      --   --    $1,809,575,985
   Consumer Discretionary..............................  3,051,102,603 $   225   --     3,051,102,828
   Consumer Staples....................................  1,511,113,307      --   --     1,511,113,307
   Energy..............................................  1,327,751,899      --   --     1,327,751,899
   Financials..........................................  3,484,787,418  18,670   --     3,484,806,088
   Healthcare..........................................  2,961,221,325      --   --     2,961,221,325
   Industrials.........................................  3,053,023,059      --   --     3,053,023,059
   Information Technology..............................  4,629,841,365      --   --     4,629,841,365
   Materials...........................................    922,007,831  91,155   --       922,098,986
   Real Estate.........................................     68,119,352      --   --        68,119,352
   Utilities...........................................    659,709,469      --   --       659,709,469

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED


                                                                Investments in Securities (Market Value)
                                                        -------------------------------------------------------
                                                            Level 1         Level 2     Level 3      Total
                                                        ---------------  -------------- ------- ---------------
Preferred Stocks
   Consumer Discretionary.............................. $       379,913              --   --    $       379,913
Rights/Warrants
   Consumer Discretionary..............................              --  $        3,445   --              3,445
   Information Technology..............................          42,323              --   --             42,323
Temporary Cash Investments.............................     167,632,701              --   --        167,632,701
Securities Lending Collateral..........................              --   1,470,055,290   --      1,470,055,290
Futures Contracts**....................................      (5,346,777)             --   --         (5,346,777)
                                                        ---------------  --------------   --    ---------------
TOTAL.................................................. $23,640,961,773  $1,470,168,785   --    $25,111,130,558
                                                        ===============  ==============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares      Value+
                                                            --------- ------------
COMMON STOCKS -- (92.5%)
COMMUNICATION SERVICES -- (7.4%)
    A.H. Belo Corp., Class A...............................    49,061 $    224,209
    Activision Blizzard, Inc...............................   304,868   21,051,135
*   Alaska Communications Systems Group, Inc...............    99,183      144,807
*   Alphabet, Inc., Class A................................    96,783  105,549,604
*   Alphabet, Inc., Class C................................   102,183  110,027,589
    Altice USA, Inc., Class A..............................    60,550      987,570
#   AMC Entertainment Holdings, Inc., Class A..............   134,514    2,590,740
#*  AMC Networks, Inc., Class A............................   112,237    6,574,843
#*  ANGI Homeservices, Inc., Class A.......................    48,151      921,610
    AT&T, Inc.............................................. 8,944,297  274,411,032
    ATN International, Inc.................................    54,372    4,593,890
#*  AutoWeb, Inc...........................................    29,885       69,931
*   Ballantyne Strong, Inc.................................    31,283      126,383
    Beasley Broadcast Group, Inc., Class A.................    27,174      181,251
*   Boingo Wireless, Inc...................................   124,495    3,900,428
*   Boston Omaha Corp., Class A............................       923       25,549
#   Cable One, Inc.........................................    13,616   12,196,396
*   Care.com, Inc..........................................     5,656       99,546
#*  Cars.com, Inc..........................................   245,742    6,416,324
#   CBS Corp., Class A.....................................    14,126      813,375
    CBS Corp., Class B.....................................   356,136   20,424,400
#*  Central European Media Enterprises, Ltd., Class A......    18,678       63,132
#   CenturyLink, Inc....................................... 1,652,668   34,111,067
*   Charter Communications, Inc., Class A..................   212,965   68,227,597
#*  Cincinnati Bell, Inc...................................   114,469    1,624,315
#   Cinemark Holdings, Inc.................................   414,604   17,235,088
    Clear Channel Outdoor Holdings, Inc., Class A..........    55,873      325,181
#   Cogent Communications Holdings, Inc....................   113,226    5,885,487
    Comcast Corp., Class A................................. 5,784,188  220,608,930
#*  comScore, Inc..........................................    74,244    1,184,192
#   Consolidated Communications Holdings, Inc..............   311,170    3,895,848
#*  Daily Journal Corp.....................................       426      100,979
*   DHI Group, Inc......................................... 1,026,390    1,714,071
#*  Discovery, Inc., Class A...............................   246,474    7,983,293
*   Discovery, Inc., Class B...............................     1,502       52,773
*   Discovery, Inc., Class C...............................   301,388    8,833,682
*   DISH Network Corp., Class A............................    88,967    2,734,846
*   Electronic Arts, Inc...................................   114,819   10,446,233
    Emerald Expositions Events, Inc........................    24,655      360,456
*   Emmis Communications Corp., Class A....................    23,010       98,023
#   Entercom Communications Corp., Class A.................   365,327    2,370,972
    Entravision Communications Corp., Class A..............   227,920    1,125,925
#*  Eros International P.L.C...............................     5,500       54,890
#   EW Scripps Co. (The), Class A..........................   164,813    2,772,155
*   Facebook, Inc., Class A................................   860,132  130,559,436
#   Frontier Communications Corp...........................    88,246      424,463
#   Gannett Co., Inc.......................................   370,515    3,593,995
*   Glu Mobile, Inc........................................   279,625    1,971,356
*   Gray Television, Inc...................................   299,241    5,179,862
*   Gray Television, Inc., Class A.........................     3,160       48,680
*   Harte-Hanks, Inc.......................................    15,876       87,000
#*  Hemisphere Media Group, Inc............................    35,590      479,397
*   IAC/InterActiveCorp....................................   140,228   27,567,422
    IDT Corp., Class B.....................................   256,782    1,807,745
*   IMAX Corp..............................................   172,446    3,338,555
*   Intelsat SA............................................   129,944    3,386,341

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
COMMUNICATION SERVICES -- (Continued)
#   Interpublic Group of Cos., Inc. (The)..................   773,956 $17,924,821
#*  Iridium Communications, Inc............................   275,319   5,454,069
    John Wiley & Sons, Inc., Class A.......................   145,509   7,892,408
#   John Wiley & Sons, Inc., Class B.......................     7,502     405,033
#*  Lee Enterprises, Inc...................................    46,810     124,983
*   Liberty Broadband Corp.................................     1,306     109,704
#*  Liberty Broadband Corp., Class A.......................    42,890   3,550,863
*   Liberty Broadband Corp., Class C.......................   154,309  12,796,845
*   Liberty Latin America, Ltd., Class A...................     5,560      99,969
*   Liberty Latin America, Ltd., Class C...................    21,159     381,074
#*  Liberty Media Corp.-Liberty Braves, Class A............     9,515     245,487
*   Liberty Media Corp.-Liberty Braves, Class B............       522      13,481
#*  Liberty Media Corp.-Liberty Braves, Class C............    19,527     505,749
#*  Liberty Media Corp.-Liberty Formula One, Class A.......    23,788     753,842
#*  Liberty Media Corp.-Liberty Formula One, Class C.......    48,819   1,614,933
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........    95,152   3,924,068
*   Liberty Media Corp.-Liberty SiriusXM, Class B..........     5,224     222,151
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........   195,276   8,059,040
*   Liberty TripAdvisor Holdings, Inc., Class A............   500,395   7,215,696
*   Liberty TripAdvisor Holdings, Inc., Class B............     1,138      17,389
#   Lions Gate Entertainment Corp., Class A................   140,664   2,695,122
    Lions Gate Entertainment Corp., Class B................   192,286   3,420,768
#*  Live Nation Entertainment, Inc.........................   355,758  18,606,143
*   Madison Square Garden Co. (The), Class A...............    44,054  12,186,217
    Marchex, Inc., Class B.................................   166,665     459,995
    Marcus Corp. (The).....................................    64,187   2,504,577
#*  Match Group, Inc.......................................    82,948   4,290,071
#*  McClatchy Co. (The), Class A...........................    11,992      92,150
#*  Meet Group, Inc. (The).................................   230,314   1,015,685
#   Meredith Corp..........................................   109,636   5,652,832
#*  MSG Networks, Inc., Class A............................   164,638   4,206,501
    National CineMedia, Inc................................   151,131   1,352,622
*   Netflix, Inc...........................................    50,787  15,326,501
    New Media Investment Group, Inc........................   177,852   2,498,821
#   New York Times Co. (The), Class A......................   386,291  10,198,082
    News Corp., Class A....................................   522,614   6,893,279
    News Corp., Class B....................................   257,058   3,429,154
#   Nexstar Media Group, Inc., Class A.....................   179,834  13,467,768
#   Omnicom Group, Inc.....................................   195,941  14,562,335
#*  ORBCOMM, Inc...........................................   149,297   1,422,800
*   pdvWireless, Inc.......................................     1,752      70,956
#*  QuinStreet, Inc........................................    62,971   1,001,239
*   Reading International, Inc., Class A...................    53,169     772,014
*   Reading International, Inc., Class B...................       300       9,438
*   Rosetta Stone, Inc.....................................    37,189     773,159
    Saga Communications, Inc., Class A.....................     5,094     178,494
    Salem Media Group, Inc.................................   182,761     539,145
    Scholastic Corp........................................    72,305   3,136,591
    Shenandoah Telecommunications Co.......................   214,633   8,160,347
    Sinclair Broadcast Group, Inc., Class A................   266,164   7,622,937
#   Sirius XM Holdings, Inc................................   520,537   3,133,633
#*  Snap, Inc., Class A....................................   397,882   2,630,000
#   Spok Holdings, Inc.....................................    72,102   1,010,870
#*  Sprint Corp............................................ 1,026,056   6,279,463
*   Take-Two Interactive Software, Inc.....................   136,087  17,537,532
#*  TechTarget, Inc........................................    35,440     720,141
    TEGNA, Inc.............................................   730,163   8,426,081
    Telephone & Data Systems, Inc..........................   359,141  11,072,317
*   T-Mobile US, Inc.......................................   336,604  23,074,204

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
COMMUNICATION SERVICES -- (Continued)
    Townsquare Media, Inc., Class A........................    44,674 $      308,251
#*  Travelzoo..............................................    67,893        520,739
    Tribune Media Co., Class A.............................    10,447        397,090
*   Tribune Publishing Co..................................    41,717        629,510
#*  TripAdvisor, Inc.......................................   148,549      7,745,345
#*  TrueCar Inc............................................   117,590      1,338,174
    Twenty-First Century Fox, Inc., Class A................   767,213     34,923,536
    Twenty-First Century Fox, Inc., Class B................   393,082     17,759,445
*   Twitter, Inc...........................................   524,182     18,215,324
*   United States Cellular Corp............................    58,137      2,777,204
#*  Urban One, Inc.........................................   174,284        406,082
    Verizon Communications, Inc............................ 3,707,953    211,687,037
#   Viacom, Inc., Class A..................................     8,444        298,664
    Viacom, Inc., Class B..................................   582,858     18,639,799
*   Vonage Holdings Corp...................................   671,366      8,902,313
    Walt Disney Co. (The).................................. 1,377,980    158,233,443
    World Wrestling Entertainment, Inc., Class A...........    79,408      5,764,227
*   XO Group, Inc..........................................    57,631      1,994,609
#*  Yelp, Inc..............................................    98,447      4,215,501
#*  Zayo Group Holdings, Inc...............................   369,309     11,034,953
*   Zedge, Inc., Class B...................................    24,094         46,742
#*  Zillow Group, Inc., Class A............................    92,261      3,724,577
#*  Zillow Group, Inc., Class C............................   118,210      4,759,135
*   Zynga, Inc., Class A................................... 1,698,577      6,182,820
                                                                      --------------
TOTAL COMMUNICATION SERVICES...............................            1,953,830,108
                                                                      --------------
CONSUMER DISCRETIONARY -- (11.3%)
*   1-800-Flowers.com, Inc., Class A.......................   116,597      1,218,439
    Aaron's, Inc...........................................   205,777      9,698,270
#   Abercrombie & Fitch Co., Class A.......................   322,534      6,353,920
#   Acushnet Holdings Corp.................................   146,227      3,572,326
#   Adient P.L.C...........................................   156,028      4,746,372
*   Adtalem Global Education, Inc..........................   207,312     10,496,207
    Advance Auto Parts, Inc................................    84,420     13,486,939
*   Amazon.com, Inc........................................   219,288    350,424,417
    AMCON Distributing Co..................................     1,168         96,886
*   American Axle & Manufacturing Holdings, Inc............   330,228      5,009,559
    American Eagle Outfitters, Inc.........................   708,266     16,332,614
*   American Outdoor Brands Corp...........................   206,427      2,823,921
*   American Public Education, Inc.........................    52,951      1,733,086
*   America's Car-Mart, Inc................................    29,005      2,172,475
    Aptiv P.L.C............................................   276,369     21,225,139
    Aramark................................................   455,604     16,365,296
    Ark Restaurants Corp...................................     6,766        158,730
#*  Asbury Automotive Group, Inc...........................   107,813      7,018,626
#*  Ascena Retail Group, Inc...............................   656,620      2,527,987
#*  Ascent Capital Group, Inc., Class A....................    34,102         32,738
#*  Aspen Group, Inc.......................................     8,956         51,049
#*  At Home Group, Inc.....................................   120,626      3,297,915
#   Autoliv, Inc...........................................   101,573      8,465,094
#*  AutoNation, Inc........................................   297,776     12,053,972
*   AutoZone, Inc..........................................     9,699      7,113,926
*   Barnes & Noble Education, Inc..........................   161,574        922,588
#   Barnes & Noble, Inc....................................   249,766      1,581,019
    Bassett Furniture Industries, Inc......................    18,048        356,448
    BBX Capital Corp.......................................    23,328        136,469
#*  Beazer Homes USA, Inc..................................   107,973        951,242
#   Bed Bath & Beyond, Inc.................................   412,026      5,661,237
*   Belmond, Ltd., Class A.................................   368,267      6,304,731

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Best Buy Co., Inc...................................... 499,487 $35,044,008
#   Big 5 Sporting Goods Corp.............................. 399,718   1,403,010
#   Big Lots, Inc.......................................... 230,147   9,555,703
*   Biglari Holdings, Inc., Class A........................     166     124,500
*   Biglari Holdings, Inc., Class B........................   1,568     223,440
#   BJ's Restaurants, Inc..................................  85,019   5,201,462
    Bloomin' Brands, Inc................................... 446,148   8,900,653
#*  Bojangles', Inc........................................ 115,235   1,821,865
*   Booking Holdings, Inc..................................  25,254  47,340,643
*   Boot Barn Holdings, Inc................................  94,067   2,321,574
    BorgWarner, Inc........................................ 290,662  11,454,989
    Bowl America, Inc., Class A............................   3,937      60,531
#   Boyd Gaming Corp.......................................  77,977   2,071,069
*   Bridgepoint Education, Inc............................. 116,596   1,119,322
*   Bright Horizons Family Solutions, Inc.................. 102,325  11,758,166
#   Brinker International, Inc.............................  85,112   3,689,605
    Brunswick Corp......................................... 269,306  14,001,219
#   Buckle, Inc. (The).....................................  38,775     791,010
*   Build-A-Bear Workshop, Inc.............................  67,264     575,780
*   Burlington Stores, Inc.................................  69,013  11,835,039
#*  Caesars Entertainment Corp.............................  21,729     186,652
*   CafePress, Inc.........................................   9,095      13,552
    Caleres, Inc........................................... 147,819   5,055,410
    Callaway Golf Co....................................... 279,733   5,986,286
*   Cambium Learning Group, Inc............................ 115,387   1,659,265
#   Camping World Holdings, Inc., Class A..................   5,293      90,775
*   Career Education Corp.................................. 254,762   3,663,478
#*  CarMax, Inc............................................ 343,755  23,344,402
    Carnival Corp.......................................... 256,403  14,368,824
    Carriage Services, Inc.................................  55,985   1,067,074
*   Carrols Restaurant Group, Inc.......................... 151,163   1,989,305
#   Carter's, Inc.......................................... 121,161  11,629,033
#*  Carvana Co.............................................   8,296     321,470
    Cato Corp. (The), Class A..............................  74,627   1,438,809
*   Cavco Industries, Inc..................................  22,241   4,461,767
    Centric Brands, Inc....................................  22,952     107,186
*   Century Casinos, Inc...................................   2,000      12,480
*   Century Communities, Inc...............................  88,039   1,868,188
#   Cheesecake Factory, Inc. (The)......................... 180,742   8,737,068
#*  Chegg, Inc.............................................   8,082     220,477
    Chico's FAS, Inc....................................... 864,124   6,627,831
#   Children's Place, Inc. (The)...........................  98,877  14,772,224
*   Chipotle Mexican Grill, Inc............................  18,855   8,679,522
#   Choice Hotels International, Inc.......................  69,715   5,117,081
#*  Christopher & Banks Corp............................... 103,761      58,106
    Churchill Downs, Inc...................................   4,818   1,202,621
*   Chuy's Holdings, Inc...................................  58,889   1,435,125
    Citi Trends, Inc.......................................  47,540   1,204,188
    Clarus Corp............................................  93,318     914,516
#   Collectors Universe, Inc...............................   8,599     123,826
    Columbia Sportswear Co................................. 152,949  13,808,236
#*  Conn's, Inc............................................  56,833   1,578,821
#   Cooper Tire & Rubber Co................................ 496,906  15,349,426
*   Cooper-Standard Holdings, Inc..........................  68,894   6,383,029
    Core-Mark Holding Co., Inc............................. 108,676   4,174,245
#   Cracker Barrel Old Country Store, Inc..................  64,779  10,279,132
*   Crocs, Inc............................................. 199,042   4,088,323
#   Crown Crafts, Inc......................................  22,116     116,551
    CSS Industries, Inc....................................   8,600     113,004

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Culp, Inc..............................................    43,461 $ 1,006,122
    Dana, Inc..............................................   602,666   9,383,510
    Darden Restaurants, Inc................................   165,526  17,636,795
#   Dave & Buster's Entertainment, Inc.....................   168,132  10,012,261
#*  DavidsTea, Inc.........................................     1,035       2,329
*   Deckers Outdoor Corp...................................   105,671  13,438,181
*   Del Frisco's Restaurant Group, Inc.....................    66,549     449,206
*   Del Taco Restaurants, Inc..............................   111,950   1,220,255
    Delphi Technologies P.L.C..............................   145,180   3,112,659
#*  Delta Apparel, Inc.....................................    15,491     295,413
*   Denny's Corp...........................................   151,857   2,634,719
#*  Destination Maternity Corp.............................    25,941     129,705
#*  Destination XL Group, Inc..............................   166,505     509,505
#   Dick's Sporting Goods, Inc.............................   262,198   9,273,943
#   Dillard's, Inc., Class A...............................   117,391   8,266,674
#   Dine Brands Global, Inc................................    65,801   5,332,513
#*  Dixie Group, Inc. (The)................................   362,147     452,684
    Dollar General Corp....................................   347,973  38,757,233
*   Dollar Tree, Inc.......................................   305,601  25,762,164
    Domino's Pizza, Inc....................................    40,454  10,873,631
#*  Dorman Products, Inc...................................   115,613   9,134,583
#*  Dover Downs Gaming & Entertainment, Inc................     7,610      18,949
    Dover Motorsports, Inc.................................    18,678      40,158
    DR Horton, Inc.........................................   514,908  18,516,092
#*  Drive Shack, Inc.......................................   104,801     559,637
    DSW, Inc., Class A.....................................   253,672   6,734,992
*   Duluth Holdings, Inc., Class B.........................     3,601     110,659
#   Dunkin' Brands Group, Inc..............................   144,073  10,453,937
*   eBay, Inc..............................................   865,463  25,124,391
#   Educational Development Corp...........................     7,618      93,321
*   El Pollo Loco Holdings, Inc............................    75,159     940,239
#*  Eldorado Resorts, Inc..................................    63,704   2,325,196
*   Emerson Radio Corp.....................................    26,350      37,944
    Escalade, Inc..........................................    38,747     453,340
    Ethan Allen Interiors, Inc.............................    84,955   1,626,039
#*  Etsy, Inc..............................................    22,569     959,634
#*  EVINE Live, Inc........................................    82,152      84,617
#   Expedia Group, Inc.....................................   141,894  17,797,764
#*  Express, Inc...........................................   775,465   6,831,847
    Extended Stay America, Inc.............................   588,162   9,575,277
#*  Famous Dave's of America, Inc..........................    13,253      70,373
#*  Fiesta Restaurant Group, Inc...........................    72,113   1,861,237
#*  Five Below, Inc........................................   110,262  12,550,021
#   Flanigan's Enterprises, Inc............................     2,891      79,503
    Flexsteel Industries, Inc..............................    10,771     273,799
#*  Floor & Decor Holdings, Inc., Class A..................    71,173   1,820,605
#   Foot Locker, Inc.......................................   255,692  12,053,321
    Ford Motor Co.......................................... 4,314,222  41,200,820
#*  Fossil Group, Inc......................................    93,838   2,037,223
*   Fox Factory Holding Corp...............................   125,850   6,761,920
#*  Francesca's Holdings Corp..............................   164,959     501,475
#*  Fred's, Inc., Class A..................................   124,227     340,382
*   frontdoor, Inc.........................................   133,045   4,530,182
#*  FTD Cos., Inc..........................................    60,874     120,531
*   Full House Resorts, Inc................................    23,954      65,634
#*  Gaia, Inc..............................................    23,801     347,733
#   GameStop Corp., Class A................................ 1,575,224  22,998,270
#   Gap, Inc. (The)........................................   785,913  21,455,425
    Garmin, Ltd............................................   147,695   9,771,501

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                              Shares      Value+
                                                             --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*    Garrett Motion, Inc....................................    38,494 $    583,954
#*   GCI Liberty, Inc., Class A.............................   243,677   11,533,232
     General Motors Co...................................... 1,628,062   59,570,789
#*   Genesco, Inc...........................................    69,552    2,976,130
     Gentex Corp............................................   848,664   17,864,377
*    Gentherm, Inc..........................................   126,604    5,524,999
     Genuine Parts Co.......................................   278,239   27,245,163
#*   G-III Apparel Group, Ltd...............................   170,255    6,786,364
#*   Good Times Restaurants, Inc............................    14,300       64,350
     Goodyear Tire & Rubber Co. (The).......................   602,967   12,698,485
#*   GoPro, Inc., Class A...................................   175,969    1,156,116
     Graham Holdings Co., Class B...........................    11,039    6,414,211
*    Grand Canyon Education, Inc............................   170,995   21,323,076
*    Green Brick Partners, Inc..............................    15,871      149,187
     Group 1 Automotive, Inc................................    66,734    3,853,221
#*   Groupon, Inc........................................... 1,203,719    3,936,161
#*   GrubHub, Inc...........................................   104,596    9,700,233
     Guess?, Inc............................................   282,107    5,991,953
#    H&R Block, Inc.........................................   326,132    8,655,543
*    Habit Restaurants, Inc. (The), Class A.................    53,580      680,466
     Hamilton Beach Brands Holding Co., Class A.............    32,542      755,625
#    Hanesbrands, Inc.......................................   408,692    7,013,155
#    Harley-Davidson, Inc...................................   420,271   16,062,758
#    Hasbro, Inc............................................    63,435    5,817,624
     Haverty Furniture Cos., Inc............................    65,791    1,334,241
     Haverty Furniture Cos., Inc., Class A..................     2,523       51,154
*    Helen of Troy, Ltd.....................................    73,249    9,091,666
#*   Hibbett Sports, Inc....................................   247,261    4,319,650
#*   Hilton Grand Vacations, Inc............................   142,978    3,841,819
     Hilton Worldwide Holdings, Inc.........................   226,628   16,129,115
     Home Depot, Inc. (The).................................   585,264  102,936,232
     Hooker Furniture Corp..................................    36,497    1,068,267
#*   Horizon Global Corp....................................    56,437      316,612
*    Houghton Mifflin Harcourt Co...........................   366,894    2,458,190
     Hyatt Hotels Corp., Class A............................    50,499    3,494,531
#*   Iconix Brand Group, Inc................................   112,235       22,413
#*   Installed Building Products, Inc.......................    85,113    2,592,542
#    International Game Technology P.L.C....................    89,149    1,653,714
#*   iRobot Corp............................................    59,495    5,245,674
*    J Alexander's Holdings, Inc............................    39,480      416,514
*    J. Jill, Inc...........................................    29,759      150,283
     Jack in the Box, Inc...................................    60,844    4,802,417
#*   JAKKS Pacific, Inc.....................................   386,834      932,270
#*   JC Penney Co., Inc..................................... 1,451,035    2,133,021
     Johnson Outdoors, Inc., Class A........................    29,907    2,252,296
*    K12, Inc...............................................   173,542    3,715,534
     KB Home................................................   157,600    3,147,272
*    Kirkland's, Inc........................................   106,640    1,078,130
#    Kohl's Corp............................................   418,240   31,673,315
#*   Kona Grill, Inc........................................     5,979       10,523
#*   Koss Corp..............................................     4,495       12,316
#    L Brands, Inc..........................................    53,144    1,722,928
#*   Lakeland Industries, Inc...............................    21,151      277,924
#*   Lands' End, Inc........................................    37,689      614,708
     Las Vegas Sands Corp...................................   164,531    8,396,017
#*   Laureate Education, Inc., Class A......................     6,614       98,482
*>>  Lazare Kaplan International Inc........................     3,667          516
     La-Z-Boy, Inc..........................................   158,712    4,412,194
#*   Lazydays Holdings, Inc.................................     5,883       35,710

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   LCI Industries.........................................   104,215 $ 7,227,310
*   Leaf Group, Ltd........................................    64,844     567,385
    Lear Corp..............................................   154,791  20,571,724
#   Leggett & Platt, Inc...................................   310,557  11,276,325
    Lennar Corp., Class A..................................   545,930  23,464,071
    Lennar Corp., Class B..................................    41,469   1,483,346
#   Libbey, Inc............................................    98,478     742,524
*   Liberty Expedia Holdings, Inc., Class A................   113,828   4,942,412
#   Liberty Tax, Inc.......................................    13,925     150,390
    Lifetime Brands, Inc...................................    38,937     402,998
*   Lincoln Educational Services Corp......................    56,293     125,533
*   Lindblad Expeditions Holdings, Inc.....................    10,754     145,287
*   Liquidity Services, Inc................................    96,216     571,523
#   Lithia Motors, Inc., Class A...........................    91,436   8,145,119
*   LKQ Corp...............................................   381,999  10,417,113
    Lowe's Cos., Inc.......................................   370,369  35,266,536
*   Luby's, Inc............................................   657,623     907,520
*   Lululemon Athletica, Inc...............................    92,574  13,027,939
#*  Lumber Liquidators Holdings, Inc.......................    34,916     417,595
*   M/I Homes, Inc.........................................    73,907   1,786,332
#   Macy's, Inc............................................   717,673  24,609,007
*   Malibu Boats, Inc., Class A............................    81,773   3,287,275
#   Marine Products Corp...................................    27,683     563,903
*   MarineMax, Inc.........................................    86,657   1,972,313
    Marriott International, Inc., Class A..................   135,768  15,869,922
    Marriott Vacations Worldwide Corp......................   153,041  13,542,598
#*  Mattel, Inc............................................   325,428   4,419,312
*   MCBC Holdings, Inc.....................................    27,160     806,109
    McDonald's Corp........................................   283,387  50,131,160
    MDC Holdings, Inc......................................   192,065   5,397,026
*   Meritage Homes Corp....................................   131,485   4,897,816
#   MGM Resorts International..............................   497,634  13,276,875
*   Michael Kors Holdings, Ltd.............................   384,277  21,292,789
#*  Michaels Cos., Inc. (The)..............................   213,141   3,378,285
*   Modine Manufacturing Co................................   157,295   2,046,408
*   Mohawk Industries, Inc.................................   100,893  12,584,384
*   Monarch Casino & Resort, Inc...........................     6,743     261,426
#   Monro, Inc.............................................   112,938   8,402,587
#*  Motorcar Parts of America, Inc.........................    65,597   1,389,344
#   Movado Group, Inc......................................    47,635   1,834,424
#*  Murphy USA, Inc........................................   175,876  14,180,882
    Nathan's Famous, Inc...................................     9,787     732,948
#*  National Vision Holdings, Inc..........................    28,528   1,181,915
#*  Nautilus, Inc..........................................   107,416   1,313,698
#*  Nevada Gold & Casinos, Inc.............................     1,100       2,662
#*  New Home Co., Inc. (The)...............................    15,480     110,372
#*  New York & Co., Inc....................................   223,042     883,246
#   Newell Brands, Inc.....................................   164,271   2,608,623
    NIKE, Inc., Class B....................................   507,415  38,076,422
    Nobility Homes, Inc....................................     2,557      58,811
#   Nordstrom, Inc.........................................   237,894  15,646,288
*   Norwegian Cruise Line Holdings, Ltd....................   286,103  12,608,559
#*  Nova Lifestyle, Inc....................................    11,801      15,223
#   Nutrisystem, Inc.......................................    85,368   3,035,686
*   NVR, Inc...............................................     4,719  10,565,983
    Office Depot, Inc...................................... 1,733,884   4,438,743
*   Ollie's Bargain Outlet Holdings, Inc...................   118,573  11,015,432
*   O'Reilly Automotive, Inc...............................    61,168  19,619,636
#*  Overstock.com, Inc.....................................    61,365   1,234,664

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Oxford Industries, Inc.................................  58,392 $ 5,195,720
    P&F Industries, Inc., Class A..........................   2,869      22,866
#   Papa John's International, Inc.........................  72,472   3,952,623
#*  Papa Murphy's Holdings, Inc............................   2,107       9,798
#*  Party City Holdco, Inc.................................  43,455     454,974
#   Peak Resorts, Inc......................................  30,535     157,255
#*  Penn National Gaming, Inc.............................. 167,303   4,062,117
#   Penske Automotive Group, Inc........................... 287,506  12,759,516
#   PetMed Express, Inc....................................  39,873   1,114,052
#   Pier 1 Imports, Inc.................................... 709,329   1,127,833
*   Planet Fitness, Inc., Class A.......................... 192,198   9,435,000
*   Playa Hotels & Resorts NV..............................  24,761     212,697
#   Polaris Industries, Inc................................ 155,049  13,796,260
#   Pool Corp..............................................  73,758  10,750,228
#*  Potbelly Corp..........................................  70,548     824,001
#   PulteGroup, Inc........................................ 623,308  15,314,678
    PVH Corp............................................... 100,064  12,086,731
    QEP Co., Inc...........................................     670      17,889
#*  Quotient Technology Inc................................ 111,444   1,434,284
*   Qurate Retail Group, Inc. QVC Group, Class B...........   1,143      25,477
*   Qurate Retail, Inc..................................... 635,038  13,932,734
    Ralph Lauren Corp......................................  67,278   8,719,902
    RCI Hospitality Holdings, Inc..........................  15,909     416,498
#*  Red Lion Hotels Corp...................................  49,614     542,281
#*  Red Robin Gourmet Burgers, Inc......................... 185,876   5,613,455
#   Red Rock Resorts, Inc., Class A........................ 153,369   3,548,959
*   Regis Corp............................................. 126,972   2,138,208
*   Rent-A-Center, Inc..................................... 103,534   1,475,360
#*  RH.....................................................  79,179   9,161,802
    Rocky Brands, Inc......................................  11,845     340,188
#*  Roku, Inc..............................................   7,554     420,002
    Ross Stores, Inc....................................... 192,712  19,078,488
    Royal Caribbean Cruises, Ltd........................... 175,269  18,355,922
    Ruth's Hospitality Group, Inc.......................... 165,111   4,462,950
#*  Sally Beauty Holdings, Inc............................. 280,307   4,992,268
#*  Scientific Games Corp., Class A........................ 109,381   2,434,821
#*  Sears Hometown and Outlet Stores, Inc..................  17,452      44,677
*   SeaWorld Entertainment, Inc............................ 264,825   6,917,229
#*  Sequential Brands Group, Inc...........................  27,942      36,604
#   Service Corp. International............................ 493,717  20,474,444
*   ServiceMaster Global Holdings, Inc..................... 266,091  11,409,982
#*  Shake Shack, Inc., Class A.............................  34,971   1,849,616
*   Shiloh Industries, Inc................................. 146,965   1,335,912
#   Shoe Carnival, Inc.....................................  38,670   1,575,029
#*  Shutterfly, Inc........................................ 107,747   5,387,350
    Shutterstock, Inc......................................  42,047   1,718,881
#   Signet Jewelers, Ltd................................... 207,592  11,635,532
#   Six Flags Entertainment Corp........................... 121,738   6,556,809
*   Skechers U.S.A., Inc., Class A......................... 399,012  11,399,773
#   skyline Champion Corp.................................. 106,768   2,544,281
#*  Sleep Number Corp...................................... 173,427   6,307,540
#   Sonic Automotive, Inc., Class A........................ 269,669   4,886,402
    Sonic Corp.............................................  97,205   4,207,032
#*  Sotheby's.............................................. 145,988   6,131,496
    Speedway Motorsports, Inc.............................. 115,707   1,796,930
#*  Sportsman's Warehouse Holdings, Inc.................... 122,329     615,315
#   Stage Stores, Inc...................................... 571,405     977,103
#*  Stamps.com, Inc........................................  36,361   7,351,103
    Standard Motor Products, Inc...........................  80,378   4,349,254

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Starbucks Corp.........................................   654,620 $38,144,707
#*  Stein Mart, Inc........................................   112,747     210,837
    Steven Madden, Ltd.....................................   288,859   9,032,621
*   Stoneridge, Inc........................................   107,534   2,732,439
    Strategic Education, Inc...............................    93,101  11,713,968
    Strattec Security Corp.................................     8,355     281,564
#   Sturm Ruger & Co., Inc.................................    41,089   2,440,276
    Superior Group of Cos, Inc.............................    39,996     695,530
    Superior Industries International, Inc.................   222,196   2,184,187
*   Sypris Solutions, Inc..................................    26,299      32,611
#   Tailored Brands, Inc...................................   111,513   2,342,888
*   Tandy Leather Factory, Inc.............................    25,740     185,328
    Tapestry, Inc..........................................   469,310  19,856,506
    Target Corp............................................   551,687  46,137,584
*   Taylor Morrison Home Corp., Class A....................   307,455   5,085,306
#*  Tempur Sealy International, Inc........................   117,987   5,452,179
    Tenneco, Inc., Class A.................................   176,952   6,092,457
#*  Tesla, Inc.............................................    10,234   3,452,133
    Texas Roadhouse, Inc...................................   180,904  10,937,456
#   Thor Industries, Inc...................................   220,321  15,343,154
    Tiffany & Co...........................................   183,552  20,429,338
#   Tile Shop Holdings, Inc................................   171,286   1,113,359
    Tilly's, Inc., Class A.................................    68,691   1,218,578
    TJX Cos., Inc. (The)...................................   262,657  28,860,751
    Toll Brothers, Inc.....................................   340,958  11,476,646
*   TopBuild Corp..........................................    97,863   4,464,510
    Tower International, Inc...............................    91,908   2,728,749
*   Town Sports International Holdings, Inc................    31,508     241,981
    Tractor Supply Co......................................   191,144  17,564,222
*   Trans World Entertainment Corp......................... 1,009,898     989,700
#*  TravelCenters of America LLC...........................    45,747     213,181
#*  TRI Pointe Group, Inc..................................   569,348   6,775,241
#*  Tuesday Morning Corp...................................   161,010     491,081
    Tupperware Brands Corp.................................    80,550   2,827,305
#*  Turtle Beach Corp......................................    10,213     181,281
*   Ulta Salon Cosmetics & Fragrance, Inc..................    49,564  13,606,309
#*  Under Armour, Inc., Class A............................   244,886   5,414,429
#*  Under Armour, Inc., Class C............................   308,027   6,108,175
*   Unifi, Inc.............................................    70,488   1,613,470
#   Unique Fabricating, Inc................................    17,320     122,972
#*  Universal Electronics, Inc.............................    44,224   1,382,884
*   Universal Technical Institute, Inc.....................    58,691     154,357
#*  Urban Outfitters, Inc..................................   371,363  14,653,984
#*  US Auto Parts Network, Inc.............................   189,558     225,574
    Vail Resorts, Inc......................................    56,766  14,266,431
#*  Veoneer, Inc...........................................   101,573   3,410,821
#*  Vera Bradley, Inc......................................   130,433   1,720,411
    VF Corp................................................   147,981  12,264,665
#*  Vince Holding Corp.....................................     3,562      49,262
*   Vista Outdoor, Inc.....................................   194,431   2,430,388
#*  Visteon Corp...........................................   111,275   8,795,176
#*  Vitamin Shoppe, Inc....................................   256,448   1,992,601
*   VOXX International Corp................................    97,553     497,520
#*  Wayfair, Inc., Class A.................................    42,533   4,690,965
#*  Weight Watchers International, Inc.....................    81,185   5,366,329
#   Wendy's Co. (The)......................................   860,065  14,827,521
    Weyco Group, Inc.......................................    17,353     549,049
#   Whirlpool Corp.........................................   116,886  12,829,407
#*  William Lyon Homes, Class A............................    96,925   1,314,303

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#   Williams-Sonoma, Inc...................................   372,360 $   22,110,737
#   Wingstop, Inc..........................................    78,649      4,925,000
    Winmark Corp...........................................     7,748      1,190,790
#   Winnebago Industries, Inc..............................   100,862      2,779,757
    Wolverine World Wide, Inc..............................   260,741      9,170,261
#   Wyndham Destinations, Inc..............................   144,276      5,176,623
    Wyndham Hotels & Resorts, Inc..........................   172,779      8,516,277
    Wynn Resorts, Ltd......................................    76,876      7,733,726
    Yum! Brands, Inc.......................................    93,374      8,441,943
*   ZAGG, Inc..............................................    95,312      1,154,228
*   Zumiez, Inc............................................    83,902      1,951,561
                                                                      --------------
TOTAL CONSUMER DISCRETIONARY...............................            2,999,729,397
                                                                      --------------
CONSUMER STAPLES -- (5.7%)
#   Alico, Inc.............................................    24,077        796,949
    Altria Group, Inc...................................... 1,147,485     74,632,424
    Andersons, Inc. (The)..................................   147,777      5,319,972
    Archer-Daniels-Midland Co..............................   424,829     20,073,170
*   Avon Products, Inc.....................................   632,950      1,240,582
#   B&G Foods, Inc.........................................   254,798      6,634,940
#*  Boston Beer Co., Inc. (The), Class A...................    37,073     11,392,162
*   Bridgford Foods Corp...................................     9,009        152,703
    Brown-Forman Corp., Class A............................    44,381      2,057,947
    Brown-Forman Corp., Class B............................   273,209     12,660,505
    Bunge, Ltd.............................................   210,174     12,988,753
#   Calavo Growers, Inc....................................    51,317      4,977,749
#   Cal-Maine Foods, Inc...................................   122,801      5,976,725
#   Campbell Soup Co.......................................   273,562     10,233,954
#   Casey's General Stores, Inc............................   148,675     18,749,404
*   CCA Industries, Inc....................................     5,962         16,634
#*  Central Garden & Pet Co................................    37,402      1,214,817
*   Central Garden & Pet Co., Class A......................   122,069      3,619,346
#*  Chefs' Warehouse, Inc. (The)...........................    79,060      2,658,788
    Church & Dwight Co., Inc...............................   236,607     14,047,358
#   Clorox Co. (The).......................................   117,538     17,448,516
    Coca-Cola Bottling Co. Consolidated....................    30,092      5,194,782
    Coca-Cola Co. (The).................................... 2,241,967    107,345,380
*   Coffee Holding Co., Inc................................     5,400         23,490
    Colgate-Palmolive Co...................................   191,018     11,375,122
#   Conagra Brands, Inc....................................   564,770     20,105,824
    Constellation Brands, Inc., Class A....................    74,520     14,846,620
#   Constellation Brands, Inc., Class B....................     5,100      1,008,321
    Costco Wholesale Corp..................................   225,043     51,451,581
#   Coty, Inc., Class A....................................   974,025     10,275,964
*   Craft Brew Alliance, Inc...............................    46,636        855,304
*   Crimson Wine Group, Ltd................................    24,913        213,006
*   Cyanotech Corp.........................................     2,301          7,915
*   Darling Ingredients, Inc...............................   410,728      8,485,641
#   Dean Foods Co.......................................... 1,630,449     13,027,288
#*  Edgewell Personal Care Co..............................   174,194      8,357,828
#   Energizer Holdings, Inc................................   127,265      7,479,364
    Estee Lauder Cos., Inc. (The), Class A.................    57,919      7,960,387
#*  Farmer Brothers Co.....................................    45,705      1,101,948
#   Flowers Foods, Inc.....................................   703,470     13,584,006
    Fresh Del Monte Produce, Inc...........................   138,185      4,564,251
    General Mills, Inc.....................................   500,444     21,919,447
#*  Hain Celestial Group, Inc. (The).......................   198,495      4,938,556
#*  Herbalife Nutrition, Ltd...............................   252,784     13,463,276
    Hershey Co. (The)......................................   107,294     11,496,552

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
CONSUMER STAPLES -- (Continued)
#   Hormel Foods Corp......................................   574,933 $ 25,090,076
#*  Hostess Brands, Inc....................................   292,068    3,037,507
    Ingles Markets, Inc., Class A..........................    55,537    1,829,389
    Ingredion, Inc.........................................   181,794   18,393,917
#   Inter Parfums, Inc.....................................    85,209    5,026,479
#   J&J Snack Foods Corp...................................    52,259    8,160,765
    JM Smucker Co. (The)...................................   141,982   15,379,490
    John B. Sanfilippo & Son, Inc..........................    34,146    2,153,247
    Kellogg Co.............................................   294,035   19,253,412
    Keurig Dr Pepper, Inc..................................   145,443    3,781,518
    Kimberly-Clark Corp....................................   103,431   10,787,853
    Kraft Heinz Co. (The)..................................   362,822   19,944,325
    Kroger Co. (The)....................................... 1,124,165   33,455,150
    Lamb Weston Holdings, Inc..............................    72,788    5,689,110
    Lancaster Colony Corp..................................    56,416    9,668,574
*   Landec Corp............................................    89,625    1,226,966
*   Lifevantage Corp.......................................    21,105      232,366
*   Lifeway Foods, Inc.....................................    21,293       61,750
    Limoneira Co...........................................    34,208      843,227
    Mannatech, Inc.........................................     4,594       74,423
#   McCormick & Co., Inc...................................     3,330      477,522
#   McCormick & Co., Inc. Non-Voting.......................   118,920   17,124,480
    Medifast, Inc..........................................    67,518   14,292,210
#   MGP Ingredients, Inc...................................    71,438    5,084,242
#   Molson Coors Brewing Co., Class A......................     1,020       63,220
    Molson Coors Brewing Co., Class B......................   261,579   16,741,056
    Mondelez International, Inc., Class A..................   574,940   24,135,981
*   Monster Beverage Corp..................................   180,203    9,523,729
#*  National Beverage Corp.................................    67,691    6,258,033
*   Natural Alternatives International, Inc................    16,951      160,696
#*  Natural Grocers by Vitamin Cottage, Inc................    73,621    1,334,013
#   Natural Health Trends Corp.............................    16,960      385,670
#*  Nature's Sunshine Products, Inc........................    41,887      370,700
    Nu Skin Enterprises, Inc., Class A.....................   210,393   14,773,797
#   Ocean Bio-Chem, Inc....................................    12,000       44,760
    Oil-Dri Corp. of America...............................    13,794      426,648
#*  Orchids Paper Products Co..............................    12,261       19,127
    PepsiCo, Inc...........................................   720,412   80,959,901
*   Performance Food Group Co..............................   298,844    8,762,106
    Philip Morris International, Inc.......................   383,698   33,792,283
*   Pilgrim's Pride Corp...................................   267,570    4,725,286
#*  Post Holdings, Inc.....................................   251,346   22,224,013
#   PriceSmart, Inc........................................    79,760    5,595,164
*   Primo Water Corp.......................................    32,486      541,542
    Procter & Gamble Co. (The)............................. 1,360,960  120,689,933
#*  Pyxus International, Inc...............................    27,945      663,414
#*  Revlon, Inc., Class A..................................    65,000    1,365,000
*   RiceBran Technologies..................................     4,367       11,354
#*  Rite Aid Corp.......................................... 1,241,035    1,489,242
    Rocky Mountain Chocolate Factory, Inc..................    12,203      101,163
*   S&W Seed Co............................................    49,261      137,931
#   Sanderson Farms, Inc...................................   111,082   10,929,358
    Seaboard Corp..........................................     1,240    4,792,600
*   Seneca Foods Corp., Class A............................    28,492      901,202
*   Seneca Foods Corp., Class B............................     1,999       63,468
*   Simply Good Foods Co. (The)............................   147,658    2,799,596
#*  Smart & Final Stores, Inc..............................   142,304      718,635
    SpartanNash Co.........................................   105,031    1,874,803
    Spectrum Brands Holdings, Inc..........................   180,038   11,693,468

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
CONSUMER STAPLES -- (Continued)
#*  Sprouts Farmers Market, Inc............................   473,063 $   12,720,664
    Sysco Corp.............................................   137,385      9,799,672
*   Tofutti Brands, Inc....................................     1,645          3,652
#   Tootsie Roll Industries, Inc...........................    70,042      2,211,226
#*  TreeHouse Foods, Inc...................................   192,443      8,767,703
#   Turning Point Brands, Inc..............................     5,616        230,818
    Tyson Foods, Inc., Class A.............................   381,652     22,868,588
#*  United Natural Foods, Inc..............................   147,389      3,202,763
    United-Guardian, Inc...................................     4,655         80,252
    Universal Corp.........................................    82,419      5,592,953
*   US Foods Holding Corp..................................   418,614     12,210,970
*   USANA Health Sciences, Inc.............................    93,475     10,938,445
#   Vector Group, Ltd......................................   235,964      3,190,233
#*  Veru, Inc..............................................    50,478         61,078
#   Village Super Market, Inc., Class A....................    25,666        632,410
    Walgreens Boots Alliance, Inc..........................   746,687     59,563,222
    Walmart, Inc........................................... 1,664,889    166,955,069
#   WD-40 Co...............................................    33,668      5,625,249
#   Weis Markets, Inc......................................    84,437      3,896,768
*   Willamette Valley Vineyards, Inc.......................     6,260         46,324
                                                                      --------------
TOTAL CONSUMER STAPLES.....................................            1,504,710,200
                                                                      --------------
ENERGY -- (5.9%)
*   Abraxas Petroleum Corp.................................   502,185        924,020
    Adams Resources & Energy, Inc..........................     7,057        286,161
    Anadarko Petroleum Corp................................   371,377     19,757,256
#*  Antero Resources Corp..................................   511,344      8,125,256
#   Apache Corp............................................   514,949     19,480,521
*   Apergy Corp............................................   105,973      4,131,887
#   Arch Coal, Inc., Class A...............................    96,194      9,225,005
    Archrock, Inc..........................................   420,483      4,314,156
*   Ardmore Shipping Corp..................................    15,567        100,563
*   Aspen Aerogels, Inc....................................    64,239        229,976
#   Baker Hughes a GE Co...................................   206,382      5,508,336
*   Barnwell Industries, Inc...............................    10,714         17,678
#*  Basic Energy Services, Inc.............................    79,151        615,003
*   Bonanza Creek Energy, Inc..............................    46,146      1,188,259
#*  Bristow Group, Inc.....................................   104,757      1,153,375
#   Cabot Oil & Gas Corp...................................   264,106      6,399,288
#*  Cactus, Inc., Class A..................................    19,528        653,407
#*  California Resources Corp..............................    59,450      1,863,163
#*  Callon Petroleum Co....................................   744,895      7,426,603
#*  CARBO Ceramics, Inc....................................    30,729        148,421
#*  Carrizo Oil & Gas, Inc.................................   311,550      5,673,325
#*  Centennial Resource Development, Inc., Class A.........   505,733      9,689,844
*   Cheniere Energy, Inc...................................   129,867      7,845,265
#*  Chesapeake Energy Corp................................. 1,449,469      5,087,636
    Chevron Corp........................................... 1,187,428    132,576,336
#   Cimarex Energy Co......................................   143,549     11,407,839
#*  Clean Energy Fuels Corp................................   625,069      1,381,402
*   Cloud Peak Energy, Inc................................. 1,182,993      2,022,918
*   CNX Resources Corp.....................................   613,902      9,607,566
*   Concho Resources, Inc..................................   247,097     34,368,722
    ConocoPhillips.........................................   733,132     51,245,927
*   CONSOL Energy, Inc.....................................    75,687      3,015,370
#*  Contango Oil & Gas Co..................................    74,527        376,361
#*  Continental Resources, Inc.............................   216,484     11,404,377
#   Core Laboratories NV...................................    77,274      6,586,836
    CVR Energy, Inc........................................    96,029      4,129,247

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
ENERGY -- (Continued)
*   Dawson Geophysical Co..................................   217,053 $  1,217,667
    Delek US Holdings, Inc.................................   272,889   10,020,484
*   Denbury Resources, Inc................................. 1,513,987    5,223,255
    Devon Energy Corp......................................   384,538   12,459,031
#   DHT Holdings, Inc...................................... 1,007,753    5,068,998
#*  Diamond Offshore Drilling, Inc.........................   312,849    4,436,199
#   Diamondback Energy, Inc................................    94,015   10,563,525
*   Dorian LPG, Ltd........................................    44,004      349,832
#*  Dril-Quip, Inc.........................................   198,992    8,469,100
#*  Earthstone Energy, Inc., Class A.......................    54,721      450,354
#*  Eclipse Resources Corp.................................   491,559      560,377
*   Energen Corp...........................................   143,146   10,302,218
    EnLink Midstream LLC...................................   247,440    3,216,720
#   Ensco P.L.C., Class A.................................. 1,461,761   10,436,974
    EOG Resources, Inc.....................................   268,913   28,327,295
#*  EP Energy Corp., Class A...............................    89,026      160,247
#   EQT Corp...............................................   202,058    6,863,910
*   Era Group, Inc.........................................    85,450      967,294
    Evolution Petroleum Corp...............................    71,130      732,639
*   Exterran Corp..........................................   116,847    2,440,934
#*  Extraction Oil & Gas, Inc..............................   356,349    2,847,229
    Exxon Mobil Corp....................................... 3,287,526  261,950,072
*   Forum Energy Technologies, Inc.........................   318,481    2,853,590
#*  Frank's International NV...............................   379,376    2,693,570
    GasLog, Ltd............................................   177,163    3,624,755
*   Geospace Technologies Corp.............................    42,081      535,691
#*  Goodrich Petroleum Corp................................    17,842      268,879
#   Green Plains, Inc......................................   156,085    2,659,688
    Gulf Island Fabrication, Inc...........................   104,162      885,377
#*  Gulfmark Offshore, Inc.................................     3,005      101,238
#*  Gulfport Energy Corp...................................   596,776    5,436,629
#*  Halcon Resources Corp..................................   400,516    1,329,713
    Hallador Energy Co.....................................    97,936      642,460
    Halliburton Co.........................................   322,328   11,178,335
*   Helix Energy Solutions Group, Inc......................   512,152    4,363,535
    Helmerich & Payne, Inc.................................   157,015    9,780,464
    Hess Corp..............................................   347,083   19,922,564
#*  HighPoint Resources Corp...............................   475,576    1,769,143
    HollyFrontier Corp.....................................   376,685   25,403,636
#*  Hornbeck Offshore Services, Inc........................    67,568      212,839
*   Independence Contract Drilling, Inc....................    38,567      154,654
#*  International Seaways, Inc.............................    83,674    1,799,828
#*  ION Geophysical Corp...................................    84,699    1,000,295
#*  Keane Group, Inc.......................................   356,186    4,477,258
#*  Key Energy Services, Inc...............................     4,982       45,087
    Kinder Morgan, Inc..................................... 1,280,735   21,798,110
*   KLX Energy Services Holdings, Inc......................    66,840    1,931,008
#*  Kosmos Energy, Ltd..................................... 1,023,297    6,641,198
#*  Laredo Petroleum, Inc..................................   687,357    3,601,751
#*  Lonestar Resources US, Inc., Class A...................    43,537      334,800
#   Mammoth Energy Services, Inc...........................    33,455      835,037
    Marathon Oil Corp......................................   909,439   17,270,247
    Marathon Petroleum Corp................................ 1,108,122   78,067,195
#*  Matador Resources Co...................................   353,321   10,189,778
*   Matrix Service Co......................................   103,231    2,098,686
#*  McDermott International, Inc........................... 1,030,600    7,966,538
*   Midstates Petroleum Co., Inc...........................     9,736       70,197
*   Mitcham Industries, Inc................................    95,130      380,520
#   Murphy Oil Corp........................................   515,106   16,411,277

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
#   Nabors Industries, Ltd................................. 1,066,177 $ 5,298,900
    NACCO Industries, Inc., Class A........................    16,271     562,000
    National Oilwell Varco, Inc............................   483,841  17,805,349
*   Natural Gas Services Group, Inc........................    26,876     518,707
#*  NCS Multistage Holdings, Inc...........................     4,495      50,793
*   Newfield Exploration Co................................   593,385  11,986,377
#*  Newpark Resources, Inc.................................   308,446   2,532,342
#*  Noble Corp. P.L.C......................................   841,736   4,225,515
    Noble Energy, Inc......................................   562,942  13,989,109
#   Nordic American Offshore, Ltd..........................       447         373
#   Nordic American Tankers, Ltd...........................     9,013      23,344
*   Northern Oil and Gas, Inc..............................   229,848     675,753
#*  Nuverra Environmental Solutions, Inc...................     2,484      27,920
#*  Oasis Petroleum, Inc...................................   903,591   9,090,125
    Occidental Petroleum Corp..............................   682,542  45,778,092
*   Oceaneering International, Inc.........................   331,295   6,274,727
#*  Oil States International, Inc..........................   207,259   4,615,658
    ONEOK, Inc.............................................   258,420  16,952,352
*   Overseas Shipholding Group, Inc., Class A..............   129,074     405,292
#*  Pacific Ethanol, Inc...................................   581,553     953,747
    Panhandle Oil and Gas, Inc., Class A...................    41,945     746,202
#*  Par Pacific Holdings, Inc..............................   145,709   2,576,135
#*  Parker Drilling Co.....................................    16,859      42,148
*   Parsley Energy, Inc., Class A..........................   304,854   7,139,681
    Patterson-UTI Energy, Inc..............................   496,598   8,263,391
    PBF Energy, Inc., Class A..............................   350,317  14,660,766
#*  PDC Energy, Inc........................................   197,944   8,402,723
    Peabody Energy Corp....................................   311,349  11,037,322
#*  PEDEVCO Corp...........................................     9,276      16,326
*   Penn Virginia Corp.....................................    26,252   1,805,613
#*  PHI, Inc...............................................     2,686      22,240
#*  PHI, Inc. Non-Voting...................................   276,681   2,155,345
    Phillips 66............................................   228,313  23,475,143
*   Pioneer Energy Services Corp...........................   942,717   2,799,869
    Pioneer Natural Resources Co...........................    80,131  11,800,892
*   PrimeEnergy Corp.......................................       800      62,400
#*  Profire Energy, Inc....................................    40,417      92,151
#*  ProPetro Holding Corp..................................   280,171   4,945,018
*   QEP Resources, Inc.....................................   776,308   6,916,904
*   Quintana Energy Services, Inc..........................    26,950     172,210
#   Range Resources Corp...................................   504,829   8,001,540
*   Ranger Energy Services, Inc............................     9,589      62,328
#*  Renewable Energy Group, Inc............................   144,275   4,484,067
#*  REX American Resources Corp............................    14,981   1,111,141
*   RigNet, Inc............................................    37,412     639,745
#*  Ring Energy, Inc.......................................   179,485   1,279,728
#*  Rowan Cos. P.L.C., Class A.............................   437,913   6,967,196
#   RPC, Inc...............................................   304,222   4,526,823
*   SandRidge Energy, Inc..................................    19,305     172,780
    Schlumberger, Ltd......................................   548,161  28,126,141
#   Scorpio Tankers, Inc................................... 1,035,836   1,854,146
*   SEACOR Holdings, Inc...................................    55,780   2,676,882
*   SEACOR Marine Holdings, Inc............................    67,901   1,241,230
#*  Select Energy Services, Inc., Class A..................   203,251   1,943,080
#   SemGroup Corp., Class A................................   240,302   4,443,184
#   Ship Finance International, Ltd........................   175,119   2,188,987
*   SilverBow Resources, Inc...............................     4,231     111,106
    SM Energy Co...........................................   384,197   9,351,355
#*  Smart Sand, Inc........................................    60,808     168,438

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
ENERGY -- (Continued)
#*  Solaris Oilfield Infrastructure, Inc., Class A.........     3,751 $       49,513
#*  Southwestern Energy Co................................. 1,943,378     10,377,639
#*  SRC Energy, Inc........................................   815,073      5,770,717
*   Superior Drilling Products, Inc........................    29,524        116,915
*   Superior Energy Services, Inc.......................... 2,080,165     16,287,692
#*  Talos Energy, Inc......................................    69,516      1,811,587
#   Targa Resources Corp...................................   233,586     12,069,389
#   TechnipFMC P.L.C.......................................   332,115      8,734,624
#   Teekay Corp............................................   166,934      1,106,772
#   Teekay Tankers, Ltd., Class A.......................... 1,091,400      1,211,454
*   TETRA Technologies, Inc................................   392,095      1,164,522
#*  Tidewater, Inc.........................................    17,609        472,802
#*  Transocean, Ltd........................................   973,203     10,714,965
#*  Ultra Petroleum Corp................................... 1,359,499      1,631,399
*   Unit Corp..............................................   184,926      4,277,338
#   US Silica Holdings, Inc................................   226,469      3,170,566
#*  VAALCO Energy, Inc.....................................    23,615         46,758
    Valero Energy Corp.....................................   483,574     44,048,756
#*  W&T Offshore, Inc......................................   287,911      1,940,520
#*  Whiting Petroleum Corp.................................   382,700     14,274,710
#*  WildHorse Resource Development Corp....................   178,899      3,794,448
    Williams Cos., Inc. (The)..............................   418,518     10,182,543
    World Fuel Services Corp...............................   232,139      7,428,448
#*  WPX Energy, Inc........................................   975,394     15,645,320
                                                                      --------------
TOTAL ENERGY...............................................            1,548,345,477
                                                                      --------------
FINANCIALS -- (16.2%)
#*  1347 Property Insurance Holdings, Inc..................     8,932         52,431
#   1st Constitution Bancorp...............................    21,753        439,846
    1st Source Corp........................................    84,404      3,932,382
    Access National Corp...................................    17,953        466,239
    ACNB Corp..............................................    13,763        551,896
    Affiliated Managers Group, Inc.........................    76,375      8,680,782
    Aflac, Inc.............................................   623,880     26,870,512
    Alleghany Corp.........................................    21,249     12,763,849
*   Allegiance Bancshares, Inc.............................     3,192        123,562
    Allstate Corp. (The)...................................   279,303     26,734,883
    Ally Financial, Inc....................................   772,683     19,633,875
    A-Mark Precious Metals, Inc............................    17,533        224,948
*   Ambac Financial Group, Inc.............................    64,306      1,323,417
    American Equity Investment Life Holding Co.............   234,005      7,305,636
    American Express Co....................................   809,859     83,196,815
    American Financial Group, Inc..........................   185,402     18,545,762
    American International Group, Inc......................   606,854     25,057,002
    American National Bankshares, Inc......................    27,097        977,931
#   American National Insurance Co.........................    43,227      5,327,295
    American River Bankshares..............................    19,024        291,257
    Ameriprise Financial, Inc..............................   168,619     21,455,082
    Ameris Bancorp.........................................   106,713      4,576,921
    AMERISAFE, Inc.........................................    68,230      4,441,091
    AmeriServ Financial, Inc...............................    18,864         79,983
    Ames National Corp.....................................    27,367        752,319
#   AmTrust Financial Services, Inc........................   507,731      7,280,863
    Aon P.L.C..............................................   102,751     16,047,651
#*  Arch Capital Group, Ltd................................   499,119     14,160,006
    Ares Management L.P....................................    13,870        271,991
    Argo Group International Holdings, Ltd.................   113,871      7,015,592
    Arrow Financial Corp...................................    38,739      1,361,288
    Arthur J Gallagher & Co................................   153,840     11,385,698

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
FINANCIALS -- (Continued)
    Artisan Partners Asset Management, Inc., Class A.......   134,104 $  3,675,791
    Aspen Insurance Holdings, Ltd..........................   206,573    8,651,277
    Associated Banc-Corp...................................   338,868    7,854,960
    Assurant, Inc..........................................   142,774   13,879,061
    Assured Guaranty, Ltd..................................   266,861   10,669,103
    Asta Funding, Inc......................................     2,291        8,752
*   Athene Holding, Ltd., Class A..........................    39,519    1,806,809
    Atlantic American Corp.................................    16,703       45,599
*   Atlantic Capital Bancshares, Inc.......................    44,913      676,839
*   Atlanticus Holdings Corp...............................    36,049      118,962
*   Atlas Financial Holdings, Inc..........................    31,974      307,270
    Auburn National Bancorporation, Inc....................     4,365      175,822
    Axis Capital Holdings, Ltd.............................   186,997   10,432,563
#*  Axos Financial, Inc....................................   188,197    5,713,661
#   Banc of California, Inc................................   149,107    2,378,257
    BancFirst Corp.........................................    88,347    5,069,351
    Bancorp 34, Inc........................................     5,081       76,571
#   Bancorp of New Jersey, Inc.............................    12,098      178,929
*   Bancorp, Inc. (The)....................................   188,264    1,976,772
#   BancorpSouth Bank......................................   248,919    7,143,975
    Bank of America Corp................................... 5,982,585  164,521,087
    Bank of Commerce Holdings..............................    29,693      354,534
#   Bank of Hawaii Corp....................................   128,470   10,077,187
    Bank of Marin Bancorp..................................     7,460      634,025
    Bank of New York Mellon Corp. (The)....................   748,625   35,432,421
    Bank of NT Butterfield & Son, Ltd. (The)...............   178,359    7,186,084
#*  Bank of Princeton (The)................................     1,657       46,810
    Bank of South Carolina Corp............................    10,128      200,028
    Bank of the James Financial Group, Inc.................     2,756       42,029
#   Bank OZK...............................................   282,555    7,730,705
    BankFinancial Corp.....................................    48,482      684,566
    BankUnited, Inc........................................   285,584    9,452,830
    Bankwell Financial Group, Inc..........................     6,281      190,440
    Banner Corp............................................   112,872    6,526,259
    Bar Harbor Bankshares..................................    22,329      570,953
    BB&T Corp..............................................   461,362   22,680,556
    BCB Bancorp, Inc.......................................    16,637      206,964
    Beneficial Bancorp, Inc................................   254,438    3,976,866
*   Berkshire Bancorp, Inc.................................     3,850       50,531
*   Berkshire Hathaway, Inc., Class B...................... 1,010,279  207,390,073
    Berkshire Hills Bancorp, Inc...........................   149,308    4,982,408
    BGC Partners, Inc., Class A............................   928,298    9,830,676
    BlackRock, Inc.........................................    83,263   34,256,063
*   Blucora, Inc...........................................    75,507    2,183,662
#   Blue Capital Reinsurance Holdings, Ltd.................    20,920      163,385
    Blue Hills Bancorp, Inc................................     8,384      194,593
    BOK Financial Corp.....................................   130,601   11,196,424
    Boston Private Financial Holdings, Inc.................   277,522    3,746,547
#   Bridge Bancorp, Inc....................................    26,236      779,209
*   Brighthouse Financial, Inc.............................    52,344    2,074,393
    BrightSphere Investment Group P.L.C....................   253,163    2,886,058
    Brookline Bancorp, Inc.................................   277,736    4,304,908
    Brown & Brown, Inc.....................................   541,025   15,246,084
    Bryn Mawr Bank Corp....................................    70,547    2,817,647
*   BSB Bancorp, Inc.......................................     7,934      228,499
    C&F Financial Corp.....................................     5,874      285,183
#   Cadence BanCorp........................................   184,130    4,061,908
    California First National Bancorp......................     9,103      149,471
#   Cambridge Bancorp......................................     1,640      140,220

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Camden National Corp...................................    50,440 $ 2,045,342
*   Cannae Holdings, Inc...................................   242,569   4,480,249
    Capital City Bank Group, Inc...........................    38,183     904,937
    Capital One Financial Corp.............................   363,354  32,447,512
    Capitol Federal Financial, Inc.........................   500,934   6,216,591
#   Capstar Financial Holdings, Inc........................    10,395     153,638
    Carolina Financial Corp................................    58,043   1,920,643
#*  Carolina Trust Bancshares, Inc.........................     7,909      65,249
    Cathay General Bancorp.................................   194,645   7,332,277
    Cboe Global Markets, Inc...............................   110,933  12,518,789
    CenterState Banks Corp.................................   286,241   7,035,804
*   Central Federal Corp...................................     3,752      50,014
    Central Pacific Financial Corp.........................    57,601   1,557,531
    Central Valley Community Bancorp.......................     8,686     175,805
    Century Bancorp, Inc., Class A.........................    13,628   1,023,735
    Charles Schwab Corp. (The).............................   443,184  20,492,828
#   Chemical Financial Corp................................   162,858   7,631,526
    Chemung Financial Corp.................................     5,084     221,001
    Chubb, Ltd.............................................   285,971  35,720,638
    Cincinnati Financial Corp..............................   215,714  16,963,749
    CIT Group, Inc.........................................   176,002   8,338,975
    Citigroup, Inc......................................... 1,515,166  99,182,766
    Citizens & Northern Corp...............................    19,384     488,089
#   Citizens Community Bancorp, Inc........................    13,832     176,358
    Citizens Financial Group, Inc..........................   579,838  21,656,949
#   Citizens First Corp....................................     5,422     135,442
    Citizens Holding Co....................................     3,484      80,515
#*  Citizens, Inc..........................................    80,221     630,537
#   City Holding Co........................................    42,795   3,157,415
    Civista Bancshares, Inc................................     5,990     138,728
    CME Group, Inc.........................................   177,459  32,517,587
#   CNA Financial Corp.....................................   129,691   5,624,699
    CNB Financial Corp.....................................    40,636   1,040,282
    CNO Financial Group, Inc...............................   360,876   6,820,556
    Codorus Valley Bancorp, Inc............................    10,062     264,124
#   Cohen & Steers, Inc....................................   112,150   4,305,438
    Colony Bankcorp, Inc...................................     8,563     142,317
    Columbia Banking System, Inc...........................   233,315   8,653,653
    Comerica, Inc..........................................   255,711  20,855,789
#   Commerce Bancshares, Inc...............................   216,839  13,790,960
    Commercial National Financial Corp.....................     2,306      51,943
#   Community Bank System, Inc.............................   171,816  10,032,336
*   Community Bankers Trust Corp...........................    61,338     522,600
    Community Financial Corp. (The)........................    15,436     465,395
*   Community First Bancshares, Inc........................    13,283     147,441
    Community Trust Bancorp, Inc...........................    55,663   2,533,223
    Community West Bancshares..............................     9,675     106,812
    ConnectOne Bancorp, Inc................................    96,403   1,998,434
#*  Consumer Portfolio Services, Inc.......................   192,206     751,525
#   County Bancorp, Inc....................................    18,726     389,782
#*  Cowen, Inc.............................................    63,922     946,046
#   Crawford & Co., Class A................................    94,242     851,948
    Crawford & Co., Class B................................    74,611     687,167
*   Credit Acceptance Corp.................................    68,201  28,945,868
#   Cullen/Frost Bankers, Inc..............................   113,352  11,099,428
*   Customers Bancorp, Inc.................................    99,405   2,036,808
    CVB Financial Corp.....................................   383,991   8,390,203
    Diamond Hill Investment Group, Inc.....................    11,035   1,900,006
    Dime Community Bancshares, Inc.........................   132,854   2,141,606

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Discover Financial Services............................ 532,753 $37,116,902
    DNB Financial Corp.....................................  10,984     377,630
    Donegal Group, Inc., Class A...........................  78,391   1,052,791
    Donegal Group, Inc., Class B...........................   5,678      72,735
*   Donnelley Financial Solutions, Inc..................... 120,968   1,881,052
*   E*TRADE Financial Corp................................. 340,972  16,850,836
    Eagle Bancorp Montana, Inc.............................  14,752     242,670
*   Eagle Bancorp, Inc..................................... 110,530   5,434,760
    East West Bancorp, Inc................................. 249,444  13,080,843
    Eaton Vance Corp....................................... 274,443  12,363,657
*   eHealth, Inc...........................................  58,047   1,994,495
*   Elevate Credit, Inc....................................  12,341      52,573
#   Elmira Savings Bank....................................   7,695     154,669
    EMC Insurance Group, Inc...............................  39,281     941,566
#   Emclaire Financial Corp................................     600      18,876
    Employers Holdings, Inc................................ 113,426   5,213,059
#*  Encore Capital Group, Inc..............................  81,158   2,062,225
*   Enova International, Inc............................... 137,067   3,241,635
*   Enstar Group, Ltd......................................  32,385   5,881,116
*   Entegra Financial Corp.................................  12,467     282,876
    Enterprise Bancorp, Inc................................  12,067     390,729
    Enterprise Financial Services Corp.....................  78,324   3,403,178
*   Equity Bancshares, Inc., Class A.......................  16,012     577,873
    Erie Indemnity Co., Class A............................  66,910   8,677,558
    ESSA Bancorp, Inc......................................  19,001     306,866
*   Essent Group, Ltd...................................... 178,380   7,031,740
    Evans Bancorp, Inc.....................................  12,883     566,852
    Evercore, Inc., Class A................................ 118,960   9,717,842
    Everest Re Group, Ltd..................................  65,825  14,340,634
#*  EZCORP, Inc., Class A.................................. 188,213   1,870,837
#   FactSet Research Systems, Inc..........................  57,163  12,790,793
    Farmers & Merchants Bancorp, Inc.......................   4,083     165,974
    Farmers National Banc Corp.............................  14,577     190,959
    Fauquier Bankshares, Inc...............................   2,428      55,893
    FB Financial Corp......................................  93,691   3,417,848
#   FBL Financial Group, Inc., Class A.....................  54,683   3,772,033
*   FCB Financial Holdings, Inc., Class A.................. 142,531   5,577,238
    Federal Agricultural Mortgage Corp., Class A...........   2,460     156,923
    Federal Agricultural Mortgage Corp., Class C...........  26,708   1,865,287
#   Federated Investors, Inc., Class B..................... 422,290  10,417,894
    FedNat Holding Co......................................  48,967   1,054,260
#   Fidelity D&D Bancorp, Inc..............................   2,173     142,701
    Fidelity National Financial, Inc....................... 339,723  11,363,734
    Fidelity Southern Corp.................................  92,603   2,150,242
    Fifth Third Bancorp.................................... 939,854  25,366,659
    Financial Institutions, Inc............................  51,721   1,476,635
*   First Acceptance Corp..................................  34,466      39,636
    First American Financial Corp.......................... 340,147  15,078,717
    First Bancorp..........................................  99,409   3,667,198
*   First BanCorp.......................................... 750,229   6,924,614
#   First Bancorp of Indiana, Inc..........................     700      13,647
    First Bancorp, Inc.....................................  23,451     669,761
*   First Bancshares, Inc..................................     569       8,031
    First Bancshares, Inc. (The)...........................   5,958     214,726
#   First Bank.............................................  16,769     199,216
    First Busey Corp....................................... 167,269   4,670,150
    First Business Financial Services, Inc.................  13,024     272,592
#   First Capital, Inc.....................................   2,243      98,580
    First Choice Bancorp...................................   5,575     125,438

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    First Citizens BancShares, Inc., Class A...............  22,584 $ 9,635,012
    First Commonwealth Financial Corp...................... 335,636   4,531,086
    First Community Bankshares, Inc........................  52,812   1,823,598
    First Community Corp...................................  20,968     458,151
    First Defiance Financial Corp..........................  55,600   1,513,432
    First Financial Bancorp................................ 338,499   8,858,519
#   First Financial Bankshares, Inc........................ 114,320   6,743,737
    First Financial Corp...................................  20,169     924,950
    First Financial Northwest, Inc.........................  22,460     339,371
#*  First Foundation, Inc..................................  95,573   1,549,238
    First Hawaiian, Inc....................................  20,596     510,369
#   First Horizon National Corp............................ 807,929  13,039,974
    First Internet Bancorp.................................  11,596     298,829
    First Interstate BancSystem, Inc., Class A............. 118,143   4,898,209
    First Merchants Corp................................... 171,691   7,144,063
    First Mid-Illinois Bancshares, Inc.....................   4,015     149,679
    First Midwest Bancorp, Inc............................. 362,132   8,314,551
*   First Northwest Bancorp................................  17,975     262,435
    First of Long Island Corp. (The).......................  19,321     390,477
#   First Republic Bank.................................... 151,619  13,795,813
#   First Savings Financial Group, Inc.....................   2,607     168,464
    First United Corp......................................  19,729     355,122
    First US Bancshares, Inc...............................  11,301      99,675
    FirstCash, Inc......................................... 166,033  13,349,053
*   Flagstar Bancorp, Inc.................................. 170,707   5,256,069
    Flushing Financial Corp................................  96,520   2,190,039
#   FNB Corp............................................... 771,885   9,131,400
#*  Franklin Financial Network, Inc........................  46,150   1,564,485
#   Franklin Resources, Inc................................ 282,379   8,612,559
    FS Bancorp, Inc........................................   2,702     121,968
*   FSB Bancorp, Inc.......................................   1,845      30,904
    Fulton Financial Corp.................................. 598,539   9,582,609
#   GAIN Capital Holdings, Inc.............................  89,464     683,505
    GAINSCO, Inc...........................................   1,100      35,404
    GAMCO Investors, Inc., Class A.........................  34,108     699,898
*   Genworth Financial, Inc., Class A...................... 871,322   3,729,258
#   German American Bancorp, Inc...........................  59,175   1,876,439
#   Glacier Bancorp, Inc................................... 232,031   9,838,114
    Glen Burnie Bancorp....................................     793       9,659
    Global Indemnity, Ltd..................................  35,994   1,288,585
    Goldman Sachs Group, Inc. (The)........................ 284,073  64,021,532
    Gouverneur Bancorp, Inc................................     600      10,305
#*  Great Elm Capital Group, Inc...........................  58,787     201,052
    Great Southern Bancorp, Inc............................  48,081   2,603,586
    Great Western Bancorp, Inc............................. 179,078   6,563,209
#   Green Bancorp, Inc..................................... 105,780   1,956,930
*   Green Dot Corp., Class A............................... 156,594  11,860,430
#   Greenhill & Co., Inc...................................  78,826   1,738,113
#*  Greenlight Capital Re, Ltd., Class A................... 125,763   1,457,593
    Guaranty Bancorp.......................................  74,612   1,941,404
    Guaranty Bancshares, Inc...............................   6,731     200,718
    Guaranty Federal Bancshares, Inc.......................   5,377     129,693
*   Hallmark Financial Services, Inc.......................  43,645     486,205
*   Hamilton Bancorp, Inc..................................   4,878      69,999
#   Hamilton Lane, Inc., Class A...........................  21,650     830,927
    Hancock Whitney Corp................................... 230,035   9,652,269
    Hanmi Financial Corp................................... 102,836   2,157,499
    Hanover Insurance Group, Inc. (The).................... 112,310  12,509,088
*   HarborOne Bancorp, Inc.................................   4,923      89,599

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
FINANCIALS -- (Continued)
    Harleysville Financial Corp............................     3,569 $     83,872
    Hartford Financial Services Group, Inc. (The)..........   531,063   24,120,881
    Hawthorn Bancshares, Inc...............................    11,676      273,218
#   HCI Group, Inc.........................................    32,040    1,399,187
    Heartland Financial USA, Inc...........................   112,931    6,001,153
#   Hennessy Advisors, Inc.................................    20,446      253,326
    Heritage Commerce Corp.................................   138,288    2,006,559
#   Heritage Financial Corp................................   117,998    3,860,895
#   Heritage Insurance Holdings, Inc.......................    23,530      328,479
    Hilltop Holdings, Inc..................................   301,208    5,994,039
    Hingham Institution for Savings........................     1,892      385,211
*   HMN Financial, Inc.....................................     8,177      167,547
    Home Bancorp, Inc......................................    12,894      512,408
#   Home BancShares, Inc...................................   430,103    8,189,161
    Home Federal Bancorp, Inc..............................       724       23,219
*   HomeStreet, Inc........................................    57,218    1,486,524
*   HomeTrust Bancshares, Inc..............................    14,545      396,497
    Hope Bancorp, Inc......................................   485,177    7,025,363
    HopFed Bancorp, Inc....................................    14,612      224,294
    Horace Mann Educators Corp.............................    90,212    3,543,527
    Horizon Bancorp, inc...................................    86,238    1,445,349
    Houlihan Lokey, Inc....................................    94,105    3,875,244
#*  Howard Bancorp, Inc....................................    21,589      343,481
#   Huntington Bancshares, Inc............................. 1,756,688   25,173,339
    HV Bancorp, Inc........................................     1,200       18,204
    IBERIABANK Corp........................................   126,006    9,386,187
#*  ICC Holdings, Inc......................................     1,100       16,610
#   IF Bancorp, Inc........................................     2,708       60,307
    Independence Holding Co................................    11,180      404,828
#   Independent Bank Corp..................................    76,333    5,988,324
    Independent Bank Corp..................................    79,297    1,754,843
#   Independent Bank Group, Inc............................    86,297    4,997,459
    Interactive Brokers Group, Inc., Class A...............   296,936   14,671,608
    Intercontinental Exchange, Inc.........................   307,675   23,703,282
    International Bancshares Corp..........................   226,295    8,757,616
*   INTL. FCStone, Inc.....................................    46,863    2,121,957
#   Invesco, Ltd...........................................   554,944   12,047,834
    Investar Holding Corp..................................    13,736      358,372
    Investment Technology Group, Inc.......................    88,168    2,422,857
    Investors Bancorp, Inc.................................   708,652    7,922,729
    Investors Title Co.....................................     3,788      689,416
    James River Group Holdings, Ltd........................   101,711    3,915,873
#   Janus Henderson Group P.L.C............................   248,756    6,111,935
    Jefferies Financial Group, Inc.........................   451,788    9,699,888
    JPMorgan Chase & Co.................................... 2,971,967  324,003,842
    Kearny Financial Corp..................................   347,771    4,500,157
    Kemper Corp............................................   165,791   12,465,825
    Kentucky First Federal Bancorp.........................    11,091       87,619
    KeyCorp................................................ 1,091,422   19,820,224
    Kingstone Cos., Inc....................................    18,384      312,528
#   Kinsale Capital Group, Inc.............................     5,584      333,421
    Ladenburg Thalmann Financial Services, Inc.............    16,106       44,614
    Lake Shore Bancorp, Inc................................     2,249       34,860
    Lakeland Bancorp, Inc..................................   142,236    2,342,627
    Lakeland Financial Corp................................    73,806    3,175,872
    Landmark Bancorp, Inc..................................     8,301      226,202
    Lazard, Ltd., Class A..................................   254,973   10,132,627
    LCNB Corp..............................................    32,754      556,490
#   LegacyTexas Financial Group, Inc.......................   144,723    5,576,177

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Legg Mason, Inc........................................   385,688 $10,884,115
#*  LendingClub Corp....................................... 1,251,782   4,043,256
#*  LendingTree, Inc.......................................    19,734   3,980,150
*   Limestone Bancorp, Inc.................................     6,491     101,584
    Lincoln National Corp..................................   323,494  19,471,104
#   Live Oak Bancshares, Inc...............................   114,349   2,104,022
    Loews Corp.............................................   409,246  19,054,494
    LPL Financial Holdings, Inc............................   361,071  22,241,974
    M&T Bank Corp..........................................   108,046  17,871,889
    Macatawa Bank Corp.....................................    81,472     883,971
    Mackinac Financial Corp................................    22,275     347,490
*   Magyar Bancorp, Inc....................................     7,687      97,625
#   Maiden Holdings, Ltd...................................   308,218   1,081,845
*   Malvern Bancorp, Inc...................................    19,944     405,063
#   Manning & Napier, Inc..................................    38,211      74,894
*   Markel Corp............................................    15,695  17,158,402
#   MarketAxess Holdings, Inc..............................    45,051   9,445,843
    Marlin Business Services Corp..........................    44,251   1,176,192
    Marsh & McLennan Cos., Inc.............................   245,711  20,824,007
    MB Financial, Inc......................................   190,588   8,460,201
#*  MBIA, Inc..............................................   460,050   4,554,495
    MBT Financial Corp.....................................    55,283     630,779
    Mercantile Bank Corp...................................    33,092   1,051,002
#   Mercury General Corp...................................   190,529  11,300,275
    Meridian Bancorp, Inc..................................   172,462   2,731,798
    Meta Financial Group, Inc..............................    93,507   2,360,117
    MetLife, Inc...........................................   500,179  20,602,373
*   MGIC Investment Corp...................................   277,958   3,393,867
#   Mid Penn Bancorp, Inc..................................     5,062     135,459
    Middlefield Banc Corp..................................     6,442     299,038
    Midland States Bancorp, Inc............................    11,399     307,431
#   MidSouth Bancorp, Inc..................................    34,266     455,052
    MidWestOne Financial Group, Inc........................    11,055     318,495
#*  MMA Capital Management LLC.............................    14,554     368,507
    Moelis & Co., Class A..................................    60,460   2,440,166
    Moody's Corp...........................................    68,751  10,001,895
    Morgan Stanley......................................... 1,080,130  49,318,736
    Morningstar, Inc.......................................    76,502   9,547,450
#*  Mr Cooper Group, Inc...................................    43,604     631,822
    MSB Financial Corp.....................................    11,858     222,337
    MSCI, Inc..............................................   127,858  19,227,286
    MutualFirst Financial, Inc.............................    26,655     946,519
#   MVB Financial Corp.....................................    13,627     249,647
    Nasdaq, Inc............................................   242,500  21,027,175
    National Bank Holdings Corp., Class A..................   105,411   3,558,675
#   National Bankshares, Inc...............................     4,314     186,279
#*  National Commerce Corp.................................    18,843     699,075
    National General Holdings Corp.........................   268,770   7,487,932
*   National Holdings Corp.................................    20,165      64,931
    National Security Group, Inc. (The)....................     2,402      34,229
    National Western Life Group, Inc., Class A.............     6,868   1,849,415
    Navient Corp...........................................   888,068  10,283,827
    Navigators Group, Inc. (The)...........................   102,042   7,056,204
    NBT Bancorp, Inc.......................................   149,512   5,455,693
#   Nelnet, Inc., Class A..................................   100,841   5,676,340
#   New York Community Bancorp, Inc........................   688,591   6,596,702
>>  NewStar Financial, Inc.................................   120,603      31,303
*   NI Holdings, Inc.......................................     9,607     150,253
*   Nicholas Financial, Inc................................    18,462     210,467

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
*   Nicolet Bankshares, Inc................................   2,341 $   125,009
*   NMI Holdings, Inc., Class A............................ 212,574   4,493,814
#   Northeast Bancorp......................................  12,228     230,009
    Northeast Community Bancorp, Inc.......................  10,493     133,261
    Northern Trust Corp.................................... 227,136  21,366,684
#   Northfield Bancorp, Inc................................ 162,681   2,142,509
    Northrim BanCorp, Inc..................................  16,807     639,170
#   Northway Financial, Inc................................   2,363      76,207
#   Northwest Bancshares, Inc.............................. 368,221   5,943,087
    Norwood Financial Corp.................................   4,672     177,536
#   Oak Valley Bancorp.....................................   4,931      89,498
    OceanFirst Financial Corp.............................. 153,646   3,890,317
#   Oconee Federal Financial Corp..........................   2,225      54,757
*   Ocwen Financial Corp................................... 212,900     745,150
    OFG Bancorp............................................ 152,430   2,605,029
    Ohio Valley Banc Corp..................................   3,467     121,137
    Old Line Bancshares, Inc...............................  23,693     709,368
    Old National Bancorp................................... 521,100   9,301,635
#   Old Point Financial Corp...............................   7,052     189,628
    Old Republic International Corp........................ 646,273  14,250,320
#   Old Second Bancorp, Inc................................  13,666     194,331
*   On Deck Capital, Inc................................... 141,835     978,661
*   OneMain Holdings, Inc.................................. 199,336   5,685,063
    Oppenheimer Holdings, Inc., Class A....................  16,285     500,927
#   Opus Bank.............................................. 105,244   1,998,584
    Oritani Financial Corp................................. 163,771   2,392,694
    Orrstown Financial Services, Inc.......................  25,362     513,834
*   Pacific Mercantile Bancorp.............................  60,709     502,063
*   Pacific Premier Bancorp, Inc........................... 145,589   4,255,566
#   PacWest Bancorp........................................ 193,140   7,845,347
    Park National Corp.....................................  40,042   3,659,839
    Parke Bancorp, Inc.....................................  16,129     318,386
    Pathfinder Bancorp, Inc................................   6,321      96,869
    Patriot National Bancorp, Inc..........................   2,999      61,180
    PB Bancorp, Inc........................................  18,414     203,291
    Peapack Gladstone Financial Corp.......................  56,686   1,529,955
    Penns Woods Bancorp, Inc...............................   9,211     373,045
    Pennymac Financial Services,Inc........................  84,684   1,692,833
#   Peoples Bancorp of North Carolina, Inc.................   4,794     133,465
    Peoples Bancorp, Inc...................................  61,678   2,111,238
    Peoples Financial Corp.................................     137       1,791
    Peoples Financial Services Corp........................     902      38,434
#   People's United Financial, Inc......................... 704,436  11,031,468
    People's Utah Bancorp..................................  13,200     442,332
#   Pinnacle Financial Partners, Inc....................... 162,141   8,479,974
    Piper Jaffray Cos......................................  51,062   3,542,682
#   PJT Partners, Inc., Class A............................  26,341   1,194,301
    Plumas Bancorp.........................................  12,821     332,064
    PNC Financial Services Group, Inc. (The)............... 279,032  35,852,822
    Poage Bankshares, Inc..................................   1,850      46,250
    Popular, Inc........................................... 230,501  11,988,357
#*  PRA Group, Inc......................................... 143,791   4,434,514
    Preferred Bank.........................................  39,763   2,044,216
    Premier Financial Bancorp, Inc.........................  22,718     403,017
#   Primerica, Inc......................................... 182,201  19,994,738
    Principal Financial Group, Inc......................... 420,763  19,805,314
    ProAssurance Corp...................................... 160,606   7,053,816
    Progressive Corp. (The)................................ 572,929  39,933,151
#   Prosperity Bancshares, Inc............................. 154,787  10,065,799

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Protective Insurance Corp., Class A....................     4,434 $    94,932
    Protective Insurance Corp., Class B....................    17,951     413,771
#*  Provident Bancorp, Inc.................................    16,794     420,354
    Provident Financial Holdings, Inc......................    13,977     241,802
    Provident Financial Services, Inc......................   225,690   5,506,836
    Prudential Bancorp, Inc................................    21,407     384,684
    Prudential Financial, Inc..............................   272,073  25,515,006
    Pzena Investment Management, Inc., Class A.............     7,981      80,289
    QCR Holdings, Inc......................................    27,184     990,313
    Radian Group, Inc......................................   195,407   3,749,860
*   Randolph Bancorp, Inc..................................     9,744     148,888
    Raymond James Financial, Inc...........................   168,534  12,924,872
*   Regional Management Corp...............................    35,316   1,019,220
    Regions Financial Corp................................. 1,729,217  29,344,812
    Reinsurance Group of America, Inc......................   106,531  15,166,818
    RenaissanceRe Holdings, Ltd............................    94,723  11,571,362
    Renasant Corp..........................................   189,816   6,620,782
    Republic Bancorp, Inc., Class A........................    30,927   1,387,694
#*  Republic First Bancorp, Inc............................    51,885     350,224
    Riverview Bancorp, Inc.................................    63,345     536,532
#   RLI Corp...............................................    99,196   7,333,560
    S&P Global, Inc........................................   100,096  18,249,503
#   S&T Bancorp, Inc.......................................   121,278   4,864,461
#*  Safeguard Scientifics, Inc.............................    63,662     544,310
    Safety Insurance Group, Inc............................    55,259   4,601,970
    Salisbury Bancorp, Inc.................................     5,048     202,425
    Sandy Spring Bancorp, Inc..............................   111,909   3,978,365
    Santander Consumer USA Holdings, Inc...................   717,787  13,458,506
    SB Financial Group, Inc................................    17,474     316,804
#   SB One Bancorp.........................................    17,402     419,910
*   Seacoast Banking Corp. of Florida......................    71,438   1,879,534
*   Security National Financial Corp., Class A.............    32,761     186,738
    SEI Investments Co.....................................   105,678   5,648,489
*   Select Bancorp, Inc....................................    50,586     623,220
#   Selective Insurance Group, Inc.........................   172,504  11,186,884
#   ServisFirst Bancshares, Inc............................   141,552   5,093,041
    Severn Bancorp, Inc....................................    16,641     139,285
    Shore Bancshares, Inc..................................    17,377     280,117
    SI Financial Group, Inc................................    36,803     487,272
*   Siebert Financial Corp.................................     8,302     114,153
    Sierra Bancorp.........................................    46,794   1,274,201
    Signature Bank.........................................    76,897   8,450,980
    Silvercrest Asset Management Group, Inc., Class A......    13,293     191,153
    Simmons First National Corp., Class A..................   305,840   8,190,395
*   SLM Corp............................................... 1,428,379  14,483,763
*   SmartFinancial, Inc....................................     4,232      86,079
    Sound Financial Bancorp, Inc...........................     3,000     107,070
    South State Corp.......................................    87,310   5,908,268
*   Southern First Bancshares, Inc.........................    21,108     757,988
    Southern Missouri Bancorp, Inc.........................     6,144     206,868
    Southern National Bancorp of Virginia, Inc.............    24,149     364,891
#   Southside Bancshares, Inc..............................   120,789   3,826,596
    Southwest Georgia Financial Corp.......................     4,082      95,009
    Standard AVB Financial Corp............................     4,805     143,381
    State Auto Financial Corp..............................   114,702   3,646,377
    State Bank Financial Corp..............................    80,948   2,069,840
    State Street Corp......................................   258,633  17,781,019
#   Sterling Bancorp.......................................   594,742  10,693,461
    Stewardship Financial Corp.............................    11,464     114,067

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Stewart Information Services Corp......................    92,756 $ 3,828,968
    Stifel Financial Corp..................................   139,112   6,360,201
    Stock Yards Bancorp, Inc...............................    61,907   1,963,071
    Summit Financial Group, Inc............................     3,131      66,064
    Summit State Bank......................................    13,468     188,552
    SunTrust Banks, Inc....................................   299,066  18,739,476
*   SVB Financial Group....................................    79,723  18,912,687
    Synchrony Financial....................................   927,351  26,781,897
    Synovus Financial Corp.................................   388,678  14,598,746
    T Rowe Price Group, Inc................................   317,349  30,779,680
    TCF Financial Corp.....................................   543,795  11,354,440
    TD Ameritrade Holding Corp.............................   243,359  12,586,527
    Territorial Bancorp, Inc...............................    28,065     764,491
#   Teton Advisors, Inc., Class A..........................        95       5,051
*   Texas Capital Bancshares, Inc..........................   142,625   9,303,429
#   TFS Financial Corp.....................................   328,221   4,828,131
*   TheStreet, Inc.........................................   119,578     227,198
*   Third Point Reinsurance, Ltd...........................   169,696   1,876,838
    Timberland Bancorp, Inc................................    20,434     592,995
    Tiptree, Inc...........................................   128,893     759,180
#   Tompkins Financial Corp................................    41,799   3,056,761
    Torchmark Corp.........................................   159,563  13,508,604
    Towne Bank.............................................   218,583   6,148,740
    Travelers Cos., Inc. (The).............................   327,051  40,923,892
    TriCo Bancshares.......................................    83,069   2,992,145
#*  TriState Capital Holdings, Inc.........................    92,613   2,335,700
#*  Triumph Bancorp, Inc...................................    87,415   3,134,702
#*  Trupanion, Inc.........................................     1,537      38,825
    TrustCo Bank Corp. NY..................................   321,168   2,405,548
#   Trustmark Corp.........................................   222,150   6,842,220
    Two River Bancorp......................................    22,305     345,951
    U.S. Bancorp........................................... 1,203,717  62,918,288
#   UMB Financial Corp.....................................   116,592   7,444,399
    Umpqua Holdings Corp...................................   553,964  10,636,109
*   Unico American Corp....................................     5,450      35,534
#   Union Bankshares Corp..................................   217,065   7,410,599
    Union Bankshares, Inc..................................     2,439     115,731
    United Bancorp, Inc....................................     6,193      79,828
    United Bancshares, Inc.................................     4,830     105,053
#   United Bankshares, Inc.................................   237,506   7,878,074
    United Community Banks, Inc............................   250,285   6,224,588
    United Community Financial Corp........................   180,457   1,651,182
    United Financial Bancorp, Inc..........................   159,315   2,461,417
    United Fire Group, Inc.................................    80,442   4,330,193
#   United Insurance Holdings Corp.........................   131,242   2,588,092
    United Security Bancshares.............................    28,139     301,650
    Unity Bancorp, Inc.....................................    27,007     571,738
    Universal Insurance Holdings, Inc......................   154,584   6,489,436
    Univest Corp. of Pennsylvania..........................    89,067   2,223,112
    Unum Group.............................................   295,052  10,698,586
#   US Global Investors, Inc., Class A.....................    14,134      18,516
#   Valley National Bancorp................................   603,191   6,019,846
    Value Line, Inc........................................     7,363     185,916
#*  Veritex Holdings, Inc..................................    10,492     247,192
#   Virtu Financial, Inc., Class A.........................    84,360   2,001,019
#   Virtus Investment Partners, Inc........................    21,465   2,132,333
    Voya Financial, Inc....................................   243,540  10,657,310
    VSB Bancorp, Inc.......................................       134       2,714
#   Waddell & Reed Financial, Inc., Class A................   289,435   5,519,525

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
FINANCIALS -- (Continued)
    Walker & Dunlop, Inc...................................   132,191 $    5,546,734
#   Washington Federal, Inc................................   312,297      8,794,284
    Washington Trust Bancorp, Inc..........................    47,793      2,454,171
    Waterstone Financial, Inc..............................    85,210      1,392,331
    Webster Financial Corp.................................   242,976     14,296,708
    Wellesley Bank.........................................     2,920         94,082
    Wells Fargo & Co....................................... 4,176,962    222,339,687
    WesBanco, Inc..........................................   172,235      6,906,623
    West Bancorporation, Inc...............................    55,086      1,211,341
#   Westamerica Bancorporation.............................    72,997      4,249,155
*   Western Alliance Bancorp...............................   317,203     15,301,873
    Western New England Bancorp, Inc.......................    94,346        947,234
    Westwood Holdings Group, Inc...........................    25,934      1,098,305
    White Mountains Insurance Group, Ltd...................    10,948      9,707,263
    Willis Towers Watson P.L.C.............................   101,246     14,494,377
    Wintrust Financial Corp................................   168,342     12,817,560
#   WisdomTree Investments, Inc............................   312,592      2,428,840
#*  World Acceptance Corp..................................    29,470      2,990,910
    WR Berkley Corp........................................   235,549     17,878,169
    WSFS Financial Corp....................................   107,153      4,557,217
    WVS Financial Corp.....................................     2,157         29,120
#   Zions Bancorp NA.......................................   271,529     12,775,439
                                                                      --------------
TOTAL FINANCIALS...........................................            4,279,984,937
                                                                      --------------
HEALTHCARE -- (11.1%)
    Abbott Laboratories....................................   833,213     57,441,704
    AbbVie, Inc............................................   469,044     36,515,075
#*  Abeona Therapeutics, Inc...............................     5,202         44,737
*   ABIOMED, Inc...........................................    35,912     12,253,174
#*  Acadia Healthcare Co., Inc.............................   288,618     11,977,647
#*  Accuray, Inc...........................................    39,088        175,505
    Aceto Corp.............................................    98,354        201,626
*   Achillion Pharmaceuticals, Inc.........................   405,217      1,158,921
#*  Aclaris Therapeutics, Inc..............................    59,033        701,902
#*  Acorda Therapeutics, Inc...............................   138,795      2,652,372
*   Addus HomeCare Corp....................................    32,406      2,122,593
#*  ADMA Biologics, Inc....................................     3,803         20,422
#*  Aduro Biotech, Inc.....................................    42,851        181,688
*   Adverum Biotechnologies, Inc...........................   129,684        544,673
#*  Aeglea BioTherapeutics, Inc............................    41,386        357,161
    Aetna, Inc.............................................   323,980     64,277,632
*   Affimed NV.............................................    86,693        273,083
    Agilent Technologies, Inc..............................   226,534     14,677,138
#*  Agios Pharmaceuticals, Inc.............................    25,669      1,618,687
#*  Akebia Therapeutics, Inc...............................    51,354        384,641
#*  Akorn, Inc.............................................   257,603      1,718,212
#*  Albireo Pharma, Inc....................................    10,487        280,108
#*  Alder Biopharmaceuticals, Inc..........................    89,027      1,130,643
#*  Aldeyra Therapeutics, Inc..............................    12,787        137,716
*   Alexion Pharmaceuticals, Inc...........................    88,475      9,915,393
#*  Align Technology, Inc..................................   109,439     24,207,907
#*  Alkermes P.L.C.........................................    28,869      1,178,721
    Allergan P.L.C.........................................   209,921     33,169,617
*   Allied Healthcare Products, Inc........................     3,482          7,521
#*  Allscripts Healthcare Solutions, Inc...................   463,017      5,514,532
#*  Alnylam Pharmaceuticals, Inc...........................    42,604      3,426,640
#*  Alphatec Holdings, Inc.................................    30,561         91,683
*   Alpine Immune Sciences, Inc............................    12,676         58,690
#*  AMAG Pharmaceuticals, Inc..............................    29,182        627,413

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#*  Amedisys, Inc..........................................    82,293 $ 9,052,230
#*  American Renal Associates Holdings, Inc................    14,460     278,933
*   American Shared Hospital Services......................     4,179      13,164
    AmerisourceBergen Corp.................................   171,074  15,054,512
    Amgen, Inc.............................................   432,973  83,472,865
#*  Amicus Therapeutics, Inc...............................    17,536     196,052
#*  AMN Healthcare Services, Inc...........................   214,398  10,852,827
#*  Amneal Pharmaceuticals, Inc............................   160,842   2,967,535
*   Amphastar Pharmaceuticals, Inc.........................   102,491   1,839,713
*   AngioDynamics, Inc.....................................    85,141   1,739,431
#*  ANI Pharmaceuticals, Inc...............................    35,594   1,727,377
#*  Anika Therapeutics, Inc................................    44,517   1,591,928
    Anthem, Inc............................................   221,103  60,929,354
#*  Apollo Endosurgery, Inc................................    34,542     196,199
*   Applied Genetic Technologies Corp......................    47,982     301,327
#*  Aptevo Therapeutics, Inc...............................    63,129     212,745
*   Aquinox Pharmaceuticals, Inc...........................     7,145      18,434
#*  Aratana Therapeutics, Inc..............................    90,122     535,325
*   Aravive, Inc...........................................     3,475      20,503
*   Ardelyx, Inc...........................................   179,035     492,346
#*  Arena Pharmaceuticals, Inc.............................   104,842   3,738,666
#*  Arrowhead Pharmaceuticals, Inc.........................     8,350     106,212
#*  Assertio Therapeutics, Inc.............................   186,827     907,045
#*  Atara Biotherapeutics, Inc.............................    65,820   2,249,069
*   athenahealth, Inc......................................    56,739   7,236,492
    Atrion Corp............................................     4,902   3,344,046
#*  Audentes Therapeutics, Inc.............................    67,611   1,906,630
*   Avanos Medical, Inc....................................   164,993   9,338,604
    Baxter International, Inc..............................   216,549  13,536,478
    Becton Dickinson and Co................................    65,659  15,134,399
#*  Bellicum Pharmaceuticals, Inc..........................     5,010      20,391
*   Biogen, Inc............................................    96,410  29,334,671
*   BioMarin Pharmaceutical, Inc...........................    72,324   6,666,103
*   Bio-Rad Laboratories, Inc., Class A....................    41,730  11,386,030
*   Bio-Rad Laboratories, Inc., Class B....................     2,960     807,414
#*  BioScrip, Inc..........................................   183,767     492,496
*   BioSpecifics Technologies Corp.........................    15,481     948,521
    Bio-Techne Corp........................................    56,845   9,534,043
*   BioTelemetry, Inc......................................    91,956   5,342,644
#*  Bluebird Bio, Inc......................................    36,077   4,138,032
*   Boston Scientific Corp.................................   446,645  16,141,750
*   Bovie Medical Corp.....................................    16,167      85,200
    Bristol-Myers Squibb Co................................   746,699  37,738,167
#*  Brookdale Senior Living, Inc...........................   599,218   5,351,017
    Bruker Corp............................................   246,977   7,737,789
*   Caladrius Biosciences, Inc.............................    20,846      97,351
*   Calithera Biosciences, Inc.............................    44,486     209,974
#*  Cambrex Corp...........................................   143,612   7,653,083
    Cantel Medical Corp....................................    79,179   6,267,018
#*  Capital Senior Living Corp.............................   122,723   1,104,507
    Cardinal Health, Inc...................................   169,886   8,596,232
#*  Castlight Health, Inc., Class B........................   125,996     311,210
*   Catalent, Inc..........................................   354,697  14,308,477
*   Catalyst Biosciences, Inc..............................     9,584      85,298
*   Celgene Corp...........................................   215,795  15,450,922
*   Celldex Therapeutics, Inc.............................. 1,318,475     414,660
*   Cellular Biomedicine Group, Inc........................     1,100      13,992
#*  Celsion Corp...........................................    18,943      39,970
*   Centene Corp...........................................   233,441  30,422,031

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
*   Cerner Corp............................................   288,449 $16,522,359
*   Charles River Laboratories International, Inc..........   153,624  18,714,476
#*  Checkpoint Therapeutics, Inc...........................    11,483      29,741
    Chemed Corp............................................    41,634  12,670,475
#*  ChemoCentryx, Inc......................................    12,837     138,896
#*  Chiasma, Inc...........................................    51,748     191,468
*   Chimerix, Inc..........................................   146,268     510,475
    Cigna Corp.............................................   229,785  49,130,331
*   Citius Pharmaceuticals, Inc............................    13,938      20,210
*   Civitas Solutions, Inc.................................    41,606     601,623
#*  Clearside Biomedical, Inc..............................    11,588      62,807
#*  Clementia Pharmaceuticals, Inc.........................     1,000      13,000
*   Cocrystal Pharma, Inc..................................    11,102      20,539
#*  Community Health Systems, Inc..........................   369,914   1,168,928
#   Computer Programs & Systems, Inc.......................    35,295     882,375
*   Concert Pharmaceuticals, Inc...........................    76,663   1,143,812
*   ConforMIS, Inc.........................................    43,600      37,230
    CONMED Corp............................................    76,922   5,186,850
    Cooper Cos., Inc. (The)................................    38,303   9,894,048
#*  Corcept Therapeutics, Inc..............................   202,497   2,379,340
*   CorVel Corp............................................    53,150   3,080,574
#*  Corvus Pharmaceuticals, Inc............................    27,266     206,949
*   Cross Country Healthcare, Inc..........................   118,938   1,050,223
*   CryoLife, Inc..........................................    83,711   2,593,367
*   Cumberland Pharmaceuticals, Inc........................    40,261     217,409
*   Cutera, Inc............................................    12,065     244,920
    CVS Health Corp........................................   988,292  71,542,458
*   Cymabay Therapeutics, Inc..............................    80,766     852,081
#*  CynergisTek, Inc.......................................    11,534      46,136
    Danaher Corp...........................................   268,641  26,702,915
*   DaVita, Inc............................................   296,876  19,991,630
    DENTSPLY SIRONA, Inc...................................   252,565   8,746,326
#*  Dermira, Inc...........................................    49,140     616,707
#*  DexCom, Inc............................................    26,640   3,536,993
    Digirad Corp...........................................    23,800      29,631
#*  Diplomat Pharmacy, Inc.................................   240,732   4,776,123
#*  Eagle Pharmaceuticals, Inc.............................    15,105     743,770
*   Edwards Lifesciences Corp..............................    79,326  11,708,518
*   Eiger BioPharmaceuticals, Inc..........................     8,703     104,262
*   Electromed, Inc........................................     8,494      54,701
    Eli Lilly & Co.........................................   260,634  28,263,151
*   Emergent BioSolutions, Inc.............................   137,350   8,404,446
#*  Enanta Pharmaceuticals, Inc............................    28,243   2,179,230
    Encompass Health Corp..................................   363,885  24,489,460
*   Endo International P.L.C...............................   736,854  12,482,307
    Ensign Group, Inc. (The)...............................   169,224   6,268,057
*   Enzo Biochem, Inc......................................   204,110     677,645
*   Epizyme Inc............................................     8,100      65,205
#*  Evolent Health, Inc., Class A..........................   265,271   5,889,016
#*  Exact Sciences Corp....................................    33,166   2,356,444
*   Exelixis, Inc..........................................   297,567   4,127,254
*   Express Scripts Holding Co.............................   729,276  70,717,894
#*  FibroGen, Inc..........................................     7,259     311,193
*   Five Prime Therapeutics, Inc...........................   111,352   1,351,813
*   Five Star Senior Living, Inc...........................   149,077     104,354
#*  Flexion Therapeutics, Inc..............................     4,713      63,814
*   FONAR Corp.............................................    17,731     438,665
#*  Fulgent Genetics, Inc..................................    30,974     110,267
    Gilead Sciences, Inc................................... 1,079,751  73,617,423

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
#*  Global Blood Therapeutics Inc..........................    78,283 $  2,746,950
*   Globus Medical, Inc., Class A..........................   200,368   10,589,449
#*  GlycoMimetics, Inc.....................................    60,828      765,216
*   Haemonetics Corp.......................................   113,330   11,839,585
#*  Halozyme Therapeutics, Inc.............................   126,722    1,967,993
*   Hanger, Inc............................................    63,789    1,190,303
*   Harvard Bioscience, Inc................................    90,176      357,097
    HCA Healthcare, Inc....................................    64,579    8,623,234
#*  HealthEquity, Inc......................................    43,426    3,986,507
    HealthStream, Inc......................................    77,184    2,030,711
#*  Heat Biologics, Inc....................................    10,408       14,779
#*  Henry Schein, Inc......................................   182,101   15,114,383
#*  Heska Corp.............................................     8,888      890,755
    Hill-Rom Holdings, Inc.................................   157,154   13,213,508
*   HMS Holdings Corp......................................   212,690    6,129,726
*   Hologic, Inc...........................................   620,777   24,204,095
*   Horizon Pharma P.L.C...................................   482,570    8,787,600
#*  HTG Molecular Diagnostics, Inc.........................     6,406       24,407
    Humana, Inc............................................   142,613   45,694,631
*   Icad, Inc..............................................     9,255       27,025
*   ICU Medical, Inc.......................................    46,210   11,771,073
*   IDEXX Laboratories, Inc................................    57,480   12,192,658
*   Illumina, Inc..........................................    25,762    8,015,846
#*  ImmuCell Corp..........................................     5,940       44,906
*   Immune Design Corp.....................................    26,259       37,813
*   Incyte Corp............................................    48,560    3,147,659
#*  Infinity Pharmaceuticals, Inc..........................   127,833      255,666
*   InfuSystem Holdings, Inc...............................    48,515      149,426
*   Innoviva, Inc..........................................   143,329    2,000,873
*   Inogen, Inc............................................    29,860    5,660,560
#*  Inovalon Holdings, Inc., Class A.......................    19,390      182,460
#*  Insmed, Inc............................................    67,374      983,660
#*  Insulet Corp...........................................    15,693    1,384,280
*   Integer Holdings Corp..................................    74,575    5,553,600
#*  Integra LifeSciences Holdings Corp.....................   165,428    8,861,978
*   Intra-Cellular Therapies, Inc..........................   115,324    1,958,202
#*  IntriCon Corp..........................................    16,960      710,285
*   Intuitive Surgical, Inc................................    26,157   13,632,505
#   Invacare Corp..........................................   114,087    1,474,004
#*  Ionis Pharmaceuticals, Inc.............................    33,183    1,644,218
*   Iovance Biotherapeutics, Inc...........................    52,206      474,030
*   IQVIA Holdings, Inc....................................   142,019   17,458,396
#*  iRadimed Corp..........................................     2,040       50,918
*   IRIDEX Corp............................................    12,103       62,815
#*  Jazz Pharmaceuticals P.L.C.............................    66,984   10,638,399
    Johnson & Johnson...................................... 1,464,135  204,964,259
#*  Jounce Therapeutics, Inc...............................    21,900       88,476
#*  K2M Group Holdings, Inc................................     3,651       99,964
*   KalVista Pharmaceuticals, Inc..........................     6,610      124,929
#*  Karyopharm Therapeutics, Inc...........................    80,908      852,770
    Kewaunee Scientific Corp...............................     6,314      180,580
*   Kindred Biosciences, Inc...............................    88,789    1,290,992
*   Laboratory Corp. of America Holdings...................   135,098   21,689,984
#*  Lannett Co., Inc.......................................   101,012      369,704
*   Lantheus Holdings, Inc.................................    99,358    1,388,031
#   LeMaitre Vascular, Inc.................................    51,935    1,386,664
*   LHC Group, Inc.........................................   105,170    9,615,693
*   LifePoint Health, Inc..................................   135,178    8,767,645
#*  Ligand Pharmaceuticals, Inc............................    34,221    5,639,963

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#*  Lipocine, Inc..........................................    54,181 $    75,853
#*  LivaNova P.L.C.........................................   109,924  12,310,389
#*  Loxo Oncology, Inc.....................................     3,369     514,312
#   Luminex Corp...........................................   106,666   3,068,781
*   MacroGenics, Inc.......................................    60,450     995,007
*   Magellan Health, Inc...................................    85,425   5,557,750
#*  Mallinckrodt P.L.C.....................................   286,218   7,172,623
*   Masimo Corp............................................   126,336  14,604,442
    McKesson Corp..........................................   137,847  17,197,792
#*  Medidata Solutions, Inc................................    24,690   1,735,707
*   MEDNAX, Inc............................................   177,787   7,340,825
*   Medpace Holdings, Inc..................................    93,337   4,862,858
    Medtronic P.L.C........................................   589,488  52,947,812
*   MEI Pharma, Inc........................................    83,632     279,331
#*  Melinta Therapeutics, Inc..............................   156,963     412,813
    Merck & Co., Inc....................................... 1,225,225  90,188,812
    Meridian Bioscience, Inc...............................   121,128   1,963,485
*   Merit Medical Systems, Inc.............................   111,934   6,393,670
#*  Merrimack Pharmaceuticals, Inc.........................    19,435      75,602
*   Mettler-Toledo International, Inc......................    24,431  13,359,359
*   Micron Solutions, Inc..................................     1,790       6,211
#*  Minerva Neurosciences, Inc.............................   112,436   1,233,423
#*  Mirati Therapeutics, Inc...............................    33,499   1,251,858
*   Misonix, Inc...........................................     8,260     137,116
#*  Molecular Templates, Inc...............................    16,337      69,922
*   Moleculin Biotech, Inc.................................     6,409       6,665
#*  Molina Healthcare, Inc.................................   172,383  21,852,993
*   Momenta Pharmaceuticals, Inc...........................   157,610   1,971,701
*   Mylan NV...............................................   537,804  16,806,375
#*  Myriad Genetics, Inc...................................   193,800   8,726,814
#*  Nabriva Therapeutics P.L.C.............................    16,889      33,440
#*  NantHealth, Inc........................................    17,778      27,556
    National HealthCare Corp...............................    29,671   2,359,735
    National Research Corp., Class A.......................    36,701   1,396,473
*   Natus Medical, Inc.....................................    83,592   2,497,729
#*  Nektar Therapeutics....................................    21,730     840,516
#*  Neogen Corp............................................    91,316   5,544,708
*   NeoGenomics, Inc.......................................    31,385     578,739
*   Neurocrine Biosciences, Inc............................    39,964   4,282,143
*   Neurotrope, Inc........................................     2,300      16,238
*   NewLink Genetics Corp..................................    10,777      20,369
*   NextGen Healthcare, Inc................................   177,439   2,620,774
#*  Novocure, Ltd..........................................     3,000      99,420
*   Novus Therapeutics, Inc................................     6,211      20,869
#*  NuVasive, Inc..........................................   157,022   8,819,926
*   Nuvectra Corp..........................................    25,940     519,059
#*  Omnicell, Inc..........................................    85,901   6,073,201
*   OncoMed Pharmaceuticals Inc............................    45,326      74,335
*   Ophthotech Corp........................................    85,775     193,852
#*  OPKO Health, Inc.......................................   346,194   1,170,136
*   OraSure Technologies, Inc..............................   126,680   1,760,852
*   Orthofix Medical, Inc..................................    51,702   3,144,516
*   Otonomy, Inc...........................................    84,471     196,817
#*  Ovid therapeutics, Inc.................................    21,461     110,095
#   Owens & Minor, Inc.....................................   194,402   1,535,776
*   Pacira Pharmaceuticals, Inc............................    11,675     570,791
#   Patterson Cos., Inc....................................   300,856   6,793,328
*   PDL BioPharma, Inc.....................................   490,031   1,220,177
#*  Penumbra, Inc..........................................     3,801     516,936

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
HEALTHCARE -- (Continued)
#   PerkinElmer, Inc.......................................   136,360 $ 11,792,413
#   Perrigo Co. P.L.C......................................   134,268    9,439,040
*   Pfenex, Inc............................................    72,048      286,031
    Pfizer, Inc............................................ 5,366,341  231,074,643
    Phibro Animal Health Corp., Class A....................    51,468    2,209,007
#*  PolarityTE, Inc........................................     3,895       59,360
*   PRA Health Sciences, Inc...............................   125,579   12,164,838
#*  Premier, Inc., Class A.................................   186,884    8,409,780
#*  Prestige Consumer Healthcare, Inc......................   170,991    6,183,035
#*  Pro-Dex, Inc...........................................     4,000       35,200
    ProPhase Labs, Inc.....................................     4,765       14,295
*   Protagonist Therapeutics, Inc..........................    11,385       90,966
*   Prothena Corp. P.L.C...................................    20,015      248,186
*   Providence Service Corp. (The).........................    44,020    2,909,282
    Psychemedics Corp......................................     1,810       31,675
*   PTC Therapeutics, Inc..................................    11,500      442,980
    Quest Diagnostics, Inc.................................   214,056   20,144,810
*   Quidel Corp............................................    61,888    3,983,112
#*  Quorum Health Corp.....................................    88,839      353,579
*   R1 RCM, Inc............................................    39,576      335,209
*   Ra Pharmaceuticals, Inc................................    26,179      374,883
*   RadNet, Inc............................................    86,100    1,274,280
*   Regeneron Pharmaceuticals, Inc.........................    21,372    7,250,237
#*  REGENXBIO, Inc.........................................    20,364    1,357,668
#*  Repligen Corp..........................................    95,975    5,203,764
    ResMed, Inc............................................    90,422    9,577,498
#*  Retrophin, Inc.........................................    86,004    2,206,863
#*  Rocket Pharmaceuticals, Inc............................     3,755       59,479
*   RTI Surgical, Inc......................................   203,148      930,418
#*  Sage Therapeutics, Inc.................................    12,050    1,550,594
#*  Sangamo Therapeutics, Inc..............................    84,073    1,065,205
#*  Sarepta Therapeutics, Inc..............................    15,709    2,101,236
*   Savara, Inc............................................     9,459       85,131
#*  SCYNEXIS, Inc..........................................    60,141       60,141
*   SeaSpine Holdings Corp.................................    42,569      730,910
#*  Seattle Genetics, Inc..................................    23,644    1,327,138
*   Select Medical Holdings Corp...........................   520,233    8,625,463
#*  Sesen Bio, Inc.........................................    38,860       57,513
*   Sharps Compliance Corp.................................    11,364       40,797
*   Sierra Oncology, Inc...................................    51,030       87,261
    Simulations Plus, Inc..................................     4,400       88,924
*   Soleno Therapeutics, Inc...............................    20,739       43,345
#*  Spark Therapeutics Inc.................................     5,732      257,883
#*  Spectrum Pharmaceuticals, Inc..........................   119,168    1,418,099
*   STAAR Surgical Co......................................    14,455      579,790
>>  Steadymed, Ltd.........................................    10,116        2,681
#*  Stemline Therapeutics, Inc.............................    10,496      157,230
    STERIS P.L.C...........................................    96,301   10,526,662
#*  Strata Skin Sciences, Inc..............................    12,012       33,273
    Stryker Corp...........................................    90,871   14,741,094
#*  Supernus Pharmaceuticals, Inc..........................   139,838    6,650,695
#*  Surgery Partners, Inc..................................    11,308      153,676
*   Surmodics, Inc.........................................    43,052    2,730,788
#*  Syndax Pharmaceuticals, Inc............................    48,749      234,483
#*  Syneos Health, Inc.....................................   211,249    9,639,292
#*  Synlogic, Inc..........................................    23,047      182,302
#*  Syros Pharmaceuticals, Inc.............................     8,877       58,411
#*  Taro Pharmaceutical Industries, Ltd....................    57,364    5,708,292
#*  Teladoc Health, Inc....................................     5,656      392,187

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
HEALTHCARE -- (Continued)
#   Teleflex, Inc..........................................  65,427 $   15,750,896
#*  Tenet Healthcare Corp.................................. 416,654     10,720,507
#*  Tetraphase Pharmaceuticals, Inc........................ 149,190        305,839
    Thermo Fisher Scientific, Inc.......................... 228,657     53,425,708
#*  Tivity Health, Inc..................................... 149,399      5,140,820
#*  Tracon Pharmaceuticals, Inc............................  49,145         68,803
*   TransEnterix, Inc......................................  42,825        140,038
#*  Trevena, Inc........................................... 558,134        510,134
*   Triple-S Management Corp., Class B.....................  88,073      1,511,333
#*  Ultragenyx Pharmaceutical Inc..........................  14,443        699,763
*   United Therapeutics Corp............................... 191,881     21,271,928
    UnitedHealth Group, Inc................................ 617,082    161,274,381
    Universal Health Services, Inc., Class B............... 138,443     16,829,131
    US Physical Therapy, Inc...............................  38,589      4,149,089
    Utah Medical Products, Inc.............................   7,296        636,065
#*  Vanda Pharmaceuticals Inc..............................  44,043        835,496
*   Varex Imaging Corp..................................... 109,907      2,853,186
*   Varian Medical Systems, Inc............................  66,807      7,974,752
*   Vaxart, Inc............................................  13,900         40,727
#*  VBI Vaccines, Inc......................................  41,641         72,039
*   Veeva Systems, Inc., Class A...........................  60,363      5,514,160
#*  Verastem, Inc.......................................... 144,666        733,457
*   Vertex Pharmaceuticals, Inc............................  23,222      3,935,200
*   Vical, Inc.............................................   4,500          5,490
#*  Vocera Communications Inc..............................   7,531        261,401
*   Waters Corp............................................  54,606     10,358,212
*   WellCare Health Plans, Inc.............................  81,449     22,479,110
    West Pharmaceutical Services, Inc......................  88,613      9,385,889
#*  Wright Medical Group NV................................  32,538        877,875
#*  XBiotech, Inc..........................................  14,770         57,603
#*  Xencor, Inc............................................  63,104      2,064,763
#*  Xenon Pharmaceuticals, Inc.............................  11,120        112,646
#*  Zafgen, Inc............................................  51,851        503,473
    Zimmer Biomet Holdings, Inc............................ 107,001     12,154,244
    Zoetis, Inc............................................ 171,864     15,493,540
#*  Zynerba Pharmaceuticals, Inc...........................   7,863         41,359
                                                                    --------------
TOTAL HEALTHCARE...........................................          2,941,941,654
                                                                    --------------
INDUSTRIALS -- (12.6%)
    3M Co.................................................. 287,391     54,679,012
#   AAON, Inc.............................................. 141,819      4,891,337
    AAR Corp............................................... 116,623      5,548,922
#   ABM Industries, Inc.................................... 197,249      6,065,407
*   Acacia Research Corp...................................  80,906        265,372
    ACCO Brands Corp....................................... 348,841      2,815,147
#   Acme United Corp.......................................   7,309        126,884
#   Actuant Corp., Class A................................. 160,352      3,824,395
#   Acuity Brands, Inc.....................................  64,654      8,123,129
*   Advanced Disposal Services, Inc........................ 174,541      4,728,316
    Advanced Drainage Systems, Inc.........................  94,576      2,628,267
#*  AECOM.................................................. 357,135     10,406,914
*   Aegion Corp............................................  89,592      1,734,501
*   AeroCentury Corp.......................................   1,459         20,995
#*  Aerojet Rocketdyne Holdings, Inc....................... 196,320      6,934,022
#*  Aerovironment, Inc.....................................  53,435      4,807,547
    AGCO Corp.............................................. 226,129     12,672,269
#   Air Lease Corp......................................... 345,744     13,172,846
#*  Air T, Inc.............................................   4,249        148,757
*   Air Transport Services Group, Inc...................... 315,273      6,179,351

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Aircastle, Ltd......................................... 228,541 $ 4,440,552
    Alamo Group, Inc.......................................  29,606   2,537,826
#   Alaska Air Group, Inc.................................. 291,413  17,898,586
    Albany International Corp., Class A....................  89,530   6,265,309
#   Allegiant Travel Co....................................  48,117   5,492,074
#   Allegion P.L.C......................................... 114,961   9,855,607
    Allied Motion Technologies, Inc........................  38,843   1,695,885
    Allison Transmission Holdings, Inc..................... 336,464  14,831,333
*   Alpha Pro Tech, Ltd....................................  28,782      97,859
    Altra Industrial Motion Corp........................... 146,073   4,713,776
    AMERCO.................................................  34,523  11,271,069
*   Ameresco, Inc., Class A................................  54,602     893,835
#   American Airlines Group, Inc........................... 206,910   7,258,403
    American Railcar Industries, Inc.......................  39,572   2,766,479
#*  American Superconductor Corp...........................     952       5,702
#*  American Woodmark Corp.................................  65,428   3,954,468
    AMETEK, Inc............................................ 294,465  19,752,712
*   AMREP Corp.............................................  14,457      96,284
    AO Smith Corp.......................................... 146,423   6,666,639
#   Apogee Enterprises, Inc................................  93,540   3,376,794
    Applied Industrial Technologies, Inc................... 132,507   8,709,685
*   ARC Document Solutions, Inc............................ 130,947     298,559
*   ARC Group Worldwide, Inc...............................  26,469      45,791
    ArcBest Corp...........................................  42,847   1,590,481
    Arconic, Inc........................................... 541,389  11,006,438
#   Argan, Inc.............................................  74,946   3,299,123
*   Armstrong Flooring, Inc................................ 103,177   1,604,402
*   Armstrong World Industries, Inc........................ 142,770   8,816,047
*   Arotech Corp...........................................  67,196     185,461
*   ASGN, Inc.............................................. 168,848  11,326,324
    Astec Industries, Inc..................................  74,521   2,802,735
*   Astronics Corp.........................................  59,726   1,741,610
#*  Astronics Corp., Class B...............................  38,888   1,131,645
*   Atkore International Group, Inc........................ 180,927   3,484,654
#*  Atlas Air Worldwide Holdings, Inc......................  84,446   4,359,103
#*  Avalon Holdings Corp., Class A.........................   7,402      23,316
*   Avis Budget Group, Inc................................. 279,032   7,846,380
#*  Axon Enterprise, Inc...................................  94,811   5,851,735
    AZZ, Inc...............................................  66,416   2,945,550
#*  Babcock & Wilcox Enterprises, Inc...................... 793,616     775,839
    Barnes Group, Inc...................................... 144,417   8,174,002
    Barrett Business Services, Inc.........................  22,529   1,417,525
*   Beacon Roofing Supply, Inc............................. 190,151   5,307,114
#   BG Staffing, Inc.......................................   8,539     220,648
*   BMC Stock Holdings, Inc................................ 196,765   3,293,846
    Boeing Co. (The)....................................... 212,778  75,506,401
    Brady Corp., Class A................................... 134,258   5,409,255
    Briggs & Stratton Corp................................. 256,451   3,726,233
#   Brink's Co. (The)...................................... 183,297  12,156,257
*   Broadwind Energy, Inc..................................  19,832      36,491
*   Builders FirstSource, Inc.............................. 374,827   4,640,358
#   BWX Technologies, Inc.................................. 193,548  11,314,816
*   CAI International, Inc.................................  70,205   1,748,807
    Carlisle Cos., Inc..................................... 103,718  10,018,122
*   Casella Waste Systems, Inc., Class A................... 104,332   3,397,050
    Caterpillar, Inc....................................... 431,816  52,387,917
*   CBIZ, Inc.............................................. 176,820   3,921,868
#   CECO Environmental Corp................................ 107,924     802,955
*   Celadon Group, Inc.....................................  71,433     165,010

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
    CH Robinson Worldwide, Inc.............................   135,306 $12,046,293
*   Chart Industries, Inc..................................   106,930   7,276,586
    Chicago Rivet & Machine Co.............................       653      21,839
#*  Cimpress NV............................................    50,017   6,251,625
#   Cintas Corp............................................    78,637  14,301,711
#   CIRCOR International, Inc..............................    66,266   2,154,308
*   Civeo Corp.............................................   338,930     965,951
*   Clean Harbors, Inc.....................................   195,185  13,280,387
#*  Colfax Corp............................................   251,461   7,048,452
    Columbus McKinnon Corp.................................    63,373   2,327,690
    Comfort Systems USA, Inc...............................   120,426   6,440,382
*   Command Center, Inc....................................     1,400       7,168
*   Command Security Corp..................................    10,654      29,725
*   Commercial Vehicle Group, Inc..........................   147,761     988,521
    CompX International, Inc...............................     4,386      57,193
*   Continental Building Products, Inc.....................   152,572   4,243,027
*   Continental Materials Corp.............................     1,019      15,800
    Copa Holdings SA, Class A..............................    82,408   5,968,811
#*  Copart, Inc............................................   331,246  16,201,242
    Costamare, Inc.........................................   147,366     781,040
*   CoStar Group, Inc......................................    20,527   7,418,868
#   Covanta Holding Corp...................................   675,659   9,925,431
*   Covenant Transportation Group, Inc., Class A...........    54,046   1,352,771
*   CPI Aerostructures, Inc................................    22,587     153,592
    CRA International, Inc.................................    21,532     907,574
    Crane Co...............................................   141,893  12,350,367
*   CSW Industrials, Inc...................................    37,660   1,733,490
    CSX Corp...............................................   786,149  54,134,220
    Cubic Corp.............................................    87,633   5,749,601
    Cummins, Inc...........................................   130,133  17,787,880
    Curtiss-Wright Corp....................................   142,599  15,608,887
    Deere & Co.............................................   186,094  25,204,571
    Delta Air Lines, Inc................................... 1,138,794  62,326,196
    Deluxe Corp............................................   174,643   8,244,896
*   DLH Holdings Corp......................................    23,277     124,416
    DMC Global, Inc........................................    39,745   1,532,170
#   Donaldson Co., Inc.....................................   234,825  12,041,826
    Douglas Dynamics, Inc..................................   107,651   4,670,977
    Dover Corp.............................................   221,647  18,361,237
*   Ducommun, Inc..........................................    20,564     764,158
    Dun & Bradstreet Corp. (The)...........................    46,872   6,668,948
*   DXP Enterprises, Inc...................................    54,911   1,745,072
#*  Dycom Industries, Inc..................................   133,264   9,045,960
*   Eagle Bulk Shipping, Inc...............................    11,125      55,514
    Eastern Co. (The)......................................    16,904     478,383
    Eaton Corp. P.L.C......................................   282,490  20,246,058
*   Echo Global Logistics, Inc.............................    77,637   1,996,047
    Ecology and Environment, Inc., Class A.................     3,767      48,783
    EMCOR Group, Inc.......................................   183,159  13,000,626
    Emerson Electric Co....................................   321,806  21,844,191
    Encore Wire Corp.......................................    72,027   3,183,593
#*  Energy Focus, Inc......................................     4,428       5,712
    EnerSys................................................   125,868  10,015,317
*   Engility Holdings, Inc.................................    38,834   1,205,019
    Ennis, Inc.............................................    82,957   1,606,048
    EnPro Industries, Inc..................................    72,206   4,491,213
#   EnviroStar, Inc........................................       100       4,155
    Equifax, Inc...........................................   136,053  13,801,216
#   ESCO Technologies, Inc.................................    71,893   4,401,289

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
    Espey Manufacturing & Electronics Corp.................     4,614 $   129,192
    Essendant, Inc.........................................   123,084   1,568,090
*   Esterline Technologies Corp............................   100,767  11,826,015
    Expeditors International of Washington, Inc............   126,119   8,472,674
    Exponent, Inc..........................................   133,552   6,739,034
#   Fastenal Co............................................   207,584  10,671,893
    Federal Signal Corp....................................   230,431   5,067,178
    FedEx Corp.............................................   275,432  60,688,687
#   Flowserve Corp.........................................   194,858   8,943,982
    Fluor Corp.............................................   189,271   8,301,426
    Forrester Research, Inc................................    39,537   1,592,550
#   Fortive Corp...........................................   195,976  14,551,218
    Fortune Brands Home & Security, Inc....................   180,836   8,106,878
    Forward Air Corp.......................................   102,184   6,130,018
*   Franklin Covey Co......................................    39,267     877,225
    Franklin Electric Co., Inc.............................   129,582   5,496,868
*   FreightCar America, Inc................................    57,837     827,069
*   FTI Consulting, Inc....................................   152,362  10,529,738
*   Gardner Denver Holdings, Inc...........................    49,909   1,350,538
#   GATX Corp..............................................   100,886   7,559,388
*   GEE Group, Inc.........................................     9,285      20,519
*   Genco Shipping & Trading, Ltd..........................    73,933     814,742
*   Gencor Industries, Inc.................................    36,468     415,006
*   Generac Holdings, Inc..................................   224,743  11,401,212
    General Dynamics Corp..................................   129,818  22,403,990
    General Electric Co.................................... 3,481,279  35,160,918
#*  Genesee & Wyoming, Inc., Class A.......................   144,596  11,456,341
*   Gibraltar Industries, Inc..............................    86,381   3,078,619
    Global Brass & Copper Holdings, Inc....................    64,813   2,049,387
*   GMS, Inc...............................................   131,882   2,168,140
*   Golden Ocean Group, Ltd................................    20,259     154,171
*   Goldfield Corp. (The)..................................    86,077     318,485
    Gorman-Rupp Co. (The)..................................    96,262   3,321,039
*   GP Strategies Corp.....................................    61,912     904,534
    Graco, Inc.............................................   245,370   9,969,383
    GrafTech International, Ltd............................     6,727     120,279
    Graham Corp............................................    28,775     708,153
#   Granite Construction, Inc..............................   138,387   6,327,054
*   Great Lakes Dredge & Dock Corp.........................   342,753   1,991,395
#   Greenbrier Cos., Inc. (The)............................   104,190   4,943,815
    Griffon Corp...........................................   145,390   1,762,127
    H&E Equipment Services, Inc............................   150,001   3,613,524
    Harris Corp............................................   192,946  28,693,000
*   Harsco Corp............................................   257,528   7,074,294
    Hawaiian Holdings, Inc.................................   265,654   9,194,285
*   HD Supply Holdings, Inc................................   363,770  13,666,839
#   Healthcare Services Group, Inc.........................    71,247   2,891,916
#   Heartland Express, Inc.................................   328,873   6,403,157
#   HEICO Corp.............................................    94,352   7,909,528
    HEICO Corp., Class A...................................   142,881   9,524,447
    Heidrick & Struggles International, Inc................    64,387   2,221,995
*   Herc Holdings, Inc.....................................   105,480   3,381,689
*   Heritage-Crystal Clean, Inc............................    59,582   1,369,790
    Herman Miller, Inc.....................................   242,157   7,979,073
#*  Hertz Global Holdings, Inc.............................   246,059   3,383,311
#   Hexcel Corp............................................   305,271  17,864,459
#*  Hill International, Inc................................   105,457     297,389
    Hillenbrand, Inc.......................................   261,472  12,524,509
    HNI Corp...............................................   165,401   6,267,044

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Honeywell International, Inc........................... 341,150 $49,405,343
*   Houston Wire & Cable Co................................  52,050     325,313
*   Hub Group, Inc., Class A............................... 107,991   4,948,148
    Hubbell, Inc........................................... 110,245  11,211,916
*   Hudson Global, Inc..................................... 247,179     385,599
#*  Hudson Technologies, Inc............................... 376,938     312,369
    Huntington Ingalls Industries, Inc.....................  74,102  16,189,805
    Hurco Cos., Inc........................................  15,075     614,156
*   Huron Consulting Group, Inc............................  72,580   3,954,884
    Hyster-Yale Materials Handling, Inc....................  37,029   2,238,403
    ICF International, Inc.................................  51,293   3,777,217
    IDEX Corp..............................................  94,493  11,983,602
#*  IES Holdings, Inc......................................  26,151     463,919
    Illinois Tool Works, Inc............................... 122,543  15,632,811
    Ingersoll-Rand P.L.C................................... 251,594  24,137,928
*   InnerWorkings, Inc..................................... 227,265   1,634,035
*   Innovative Solutions & Support, Inc....................  32,517      78,691
    Insperity, Inc......................................... 130,500  14,335,425
    Insteel Industries, Inc................................  72,830   1,902,320
    Interface, Inc......................................... 194,886   3,174,693
    ITT, Inc............................................... 248,892  12,569,046
    Jacobs Engineering Group, Inc.......................... 170,138  12,775,662
    JB Hunt Transport Services, Inc........................  82,310   9,104,309
#*  JELD-WEN Holding, Inc..................................  58,844     956,803
*   JetBlue Airways Corp................................... 880,966  14,738,561
#   John Bean Technologies Corp............................  73,932   7,686,710
    Johnson Controls International P.L.C................... 564,473  18,046,202
    Kadant, Inc............................................  36,866   3,638,674
    Kaman Corp.............................................  91,609   5,819,004
    Kansas City Southern................................... 127,913  13,042,009
    KAR Auction Services, Inc.............................. 424,705  24,182,703
    KBR, Inc............................................... 486,471   9,622,396
    Kelly Services, Inc., Class A.......................... 114,899   2,698,978
    Kelly Services, Inc., Class B..........................   1,275      35,662
    Kennametal, Inc........................................ 269,042   9,537,539
#*  KeyW Holding Corp. (The)............................... 109,199     855,028
    Kforce, Inc............................................ 108,229   3,335,618
    Kimball International, Inc., Class B................... 154,728   2,546,823
*   Kirby Corp............................................. 145,361  10,457,270
#   Knight-Swift Transportation Holdings, Inc.............. 359,120  11,491,840
#   Knoll, Inc............................................. 196,123   3,893,042
    Korn/Ferry International............................... 179,507   8,102,946
#*  Kratos Defense & Security Solutions, Inc............... 274,113   3,434,636
    L3 Technologies, Inc...................................  88,894  16,842,746
#   Landstar System, Inc...................................  84,178   8,425,376
*   Lawson Products, Inc...................................  22,431     741,569
*   LB Foster Co., Class A.................................  32,814     596,559
#   Lennox International, Inc..............................  45,067   9,504,180
*   Limbach Holdings, Inc..................................  17,434     165,449
    Lincoln Electric Holdings, Inc......................... 140,662  11,380,962
#   Lindsay Corp...........................................  27,334   2,613,677
    Lockheed Martin Corp...................................  92,028  27,042,428
    LS Starrett Co. (The), Class A......................... 134,057     726,589
#   LSC Communications, Inc................................ 105,046     990,584
    LSI Industries, Inc.................................... 113,965     492,329
*   Lydall, Inc............................................  54,086   1,615,549
    Macquarie Infrastructure Corp..........................  94,385   3,487,526
#*  Manitex International, Inc.............................  45,824     391,337
*   Manitowoc Co., Inc. (The).............................. 109,321   1,998,388

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    ManpowerGroup, Inc..................................... 111,195 $ 8,483,067
    Marten Transport, Ltd.................................. 138,940   2,675,984
    Masco Corp............................................. 163,229   4,896,870
*   Masonite International Corp............................  93,417   5,174,368
#*  MasTec, Inc............................................ 272,963  11,876,620
*   Mastech Digital, Inc...................................  17,572     115,097
    Matson, Inc............................................ 171,840   6,028,147
    Matthews International Corp., Class A..................  93,505   3,891,678
    McGrath RentCorp.......................................  93,741   5,004,832
#*  Mercury Systems, Inc................................... 106,468   4,989,090
*   Meritor, Inc........................................... 321,096   5,455,421
#*  Middleby Corp. (The)...................................  84,891   9,533,259
*   Milacron Holdings Corp................................. 240,765   3,370,710
    Miller Industries, Inc.................................  16,917     408,884
*   Mistras Group, Inc.....................................  71,775   1,428,322
    Mobile Mini, Inc....................................... 145,080   5,965,690
    Moog, Inc., Class A.................................... 107,607   7,699,281
*   MRC Global, Inc........................................ 228,754   3,621,176
    MSA Safety, Inc........................................  89,764   9,374,952
    MSC Industrial Direct Co., Inc., Class A............... 151,674  12,294,694
    Mueller Industries, Inc................................ 189,731   4,619,950
    Mueller Water Products, Inc., Class A.................. 624,362   6,405,954
#   Multi-Color Corp.......................................  61,393   3,263,652
*   MYR Group, Inc.........................................  63,726   2,127,811
#   National Presto Industries, Inc........................  18,263   2,276,848
    Navigant Consulting, Inc............................... 144,805   3,127,788
*   Navistar International Corp............................ 144,712   4,846,405
*   NCI Building Systems, Inc.............................. 273,187   3,346,541
#*  Nexeo Solutions, Inc...................................   2,069      21,621
    Nielsen Holdings P.L.C................................. 435,544  11,315,433
*   NL Industries, Inc..................................... 316,582   1,677,885
    NN, Inc................................................  94,081   1,091,340
    Nordson Corp...........................................  92,155  11,304,654
    Norfolk Southern Corp.................................. 273,828  45,956,553
    Northrop Grumman Corp..................................  73,675  19,299,166
*   Northwest Pipe Co......................................  15,204     270,783
#*  NOW, Inc............................................... 380,311   4,883,193
#*  NV5 Global, Inc........................................  29,752   2,322,739
    nVent Electric P.L.C................................... 200,418   4,894,208
    Old Dominion Freight Line, Inc......................... 228,131  29,752,845
#   Omega Flex, Inc........................................   8,973     542,867
*   Orion Group Holdings, Inc..............................  85,083     401,592
    Oshkosh Corp........................................... 227,905  12,794,587
    Owens Corning.......................................... 261,607  12,366,163
    PACCAR, Inc............................................ 409,972  23,454,498
*   PAM Transportation Services, Inc.......................  12,149     712,174
*   Pangaea Logistics Solutions, Ltd.......................  45,470     153,689
    Parker-Hannifin Corp................................... 133,646  20,264,743
    Park-Ohio Holdings Corp................................  38,568   1,275,829
#*  Patrick Industries, Inc................................ 111,700   4,860,067
*   Patriot Transportation Holding, Inc....................   7,392     147,840
    Pendrell Corp..........................................       1     169,000
    Pentair P.L.C.......................................... 297,953  11,962,813
*   Performant Financial Corp.............................. 141,785     294,913
*   Perma-Fix Environmental Services.......................  20,738      78,182
*   Perma-Pipe International Holdings, Inc.................  16,930     154,910
#*  PGT Innovations, Inc................................... 267,304   5,415,579
    PICO Holdings, Inc.....................................  40,315     460,397
#*  Pioneer Power Solutions, Inc...........................   8,200      41,000

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
#   Pitney Bowes, Inc...................................... 324,489 $ 2,148,117
#*  Polar Power, Inc.......................................   7,020      39,944
    Powell Industries, Inc.................................  40,237   1,173,311
#*  Power Solutions International, Inc.....................   2,080      24,960
    Preformed Line Products Co.............................  11,022     696,590
    Primoris Services Corp................................. 166,894   3,533,146
*   Proto Labs, Inc........................................  45,078   5,384,567
    Quad/Graphics, Inc..................................... 164,803   2,542,910
    Quanex Building Products Corp.......................... 109,135   1,617,381
*   Quanta Services, Inc................................... 417,610  13,029,432
#*  Quest Resource Holding Corp............................  14,300      32,604
*   Radiant Logistics, Inc................................. 138,579     753,870
    Raven Industries, Inc..................................  99,790   4,338,869
    Raytheon Co............................................ 149,395  26,150,101
#*  RBC Bearings, Inc......................................  57,016   8,420,123
    RCM Technologies, Inc..................................  15,191      64,258
#*  Red Violet, Inc........................................   3,910      23,030
    Regal Beloit Corp...................................... 116,360   8,343,012
    Republic Services, Inc................................. 383,558  27,876,995
*   Resideo Technologies, Inc..............................  56,859   1,196,868
    Resources Connection, Inc.............................. 101,821   1,661,719
#   REV Group, Inc......................................... 113,256   1,235,623
#*  Revolution Lighting Technologies, Inc..................   2,924       4,503
*   Rexnord Corp........................................... 346,718   9,295,510
#*  Roadrunner Transportation Systems, Inc.................  25,895      11,899
    Robert Half International, Inc......................... 210,123  12,718,745
    Rockwell Automation, Inc...............................  90,780  14,954,189
    Rockwell Collins, Inc.................................. 213,567  27,340,847
#   Rollins, Inc........................................... 154,277   9,133,198
    Roper Technologies, Inc................................  48,407  13,694,340
    Rush Enterprises, Inc., Class A........................ 101,189   3,581,079
    Rush Enterprises, Inc., Class B........................  12,937     466,508
    Ryder System, Inc...................................... 225,145  12,452,770
*   Saia, Inc..............................................  88,327   5,552,235
#   Schneider National, Inc., Class B......................  12,645     276,546
    Scorpio Bulkers, Inc................................... 136,427     867,676
#*  Sensata Technologies Holding P.L.C..................... 356,541  16,721,773
    Servotronics, Inc......................................   1,473      14,214
*   SIFCO Industries, Inc..................................   7,118      35,132
    Simpson Manufacturing Co., Inc......................... 129,555   7,394,999
#*  SiteOne Landscape Supply, Inc..........................  64,621   4,396,813
    SkyWest, Inc........................................... 177,099  10,146,002
#   Snap-on, Inc...........................................  71,861  11,062,282
    Southwest Airlines Co.................................. 730,646  35,874,719
*   SP Plus Corp...........................................  71,868   2,296,901
    Spartan Motors, Inc....................................  92,141     620,109
*   Sparton Corp...........................................  30,407     376,439
    Spirit AeroSystems Holdings, Inc., Class A............. 235,393  19,775,366
#*  Spirit Airlines, Inc................................... 245,559  12,744,512
*   SPX Corp............................................... 114,941   3,370,070
*   SPX FLOW, Inc.......................................... 142,882   4,890,851
    Standex International Corp.............................  36,426   2,954,877
    Stanley Black & Decker, Inc............................ 107,311  12,503,878
    Steelcase, Inc., Class A............................... 295,033   4,897,548
#*  Stericycle, Inc........................................ 118,761   5,934,487
*   Sterling Construction Co., Inc.........................  87,925     998,828
    Sun Hydraulics Corp....................................  85,034   3,945,578
#*  Sunrun, Inc............................................ 171,249   2,099,513
    Systemax, Inc..........................................  65,228   2,107,517

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   Taylor Devices, Inc....................................   3,552 $    41,558
#*  Team, Inc.............................................. 190,024   3,781,478
#*  Tecogen, Inc...........................................  29,064     103,177
*   Teledyne Technologies, Inc.............................  74,700  16,529,616
    Tennant Co.............................................  49,433   3,021,345
#   Terex Corp............................................. 198,528   6,628,850
    Tetra Tech, Inc........................................ 153,872  10,161,707
*   Textainer Group Holdings, Ltd.......................... 148,415   1,740,908
    Textron, Inc........................................... 334,178  17,921,966
*   Thermon Group Holdings, Inc............................  91,876   1,982,684
    Timken Co. (The)....................................... 202,283   8,000,293
    Titan International, Inc............................... 190,599   1,345,629
*   Titan Machinery, Inc...................................  72,086   1,027,225
#   Toro Co. (The)......................................... 193,685  10,910,276
#*  TPI Composites, Inc....................................  58,586   1,479,882
*   Transcat, Inc..........................................  19,764     409,312
#*  TransDigm Group, Inc...................................  23,075   7,620,519
#   TransUnion............................................. 116,711   7,673,748
*   Trex Co., Inc.......................................... 161,628   9,907,796
*   TriMas Corp............................................ 146,331   4,309,448
*   TriNet Group, Inc...................................... 167,879   7,888,634
    Trinity Industries, Inc................................ 400,771  11,442,012
#   Triton International, Ltd.............................. 253,909   8,168,253
#   Triumph Group, Inc..................................... 170,939   3,119,637
*   TrueBlue, Inc.......................................... 136,808   3,191,731
#*  Tutor Perini Corp...................................... 151,581   2,349,505
*   Twin Disc, Inc.........................................  36,405     696,428
*   Ultralife Corp.........................................  44,133     298,780
    UniFirst Corp..........................................  34,079   5,087,995
    Union Pacific Corp..................................... 671,012  98,115,375
*   United Continental Holdings, Inc....................... 482,312  41,242,499
    United Parcel Service, Inc., Class B................... 319,835  34,075,221
*   United Rentals, Inc.................................... 156,204  18,755,414
    United Technologies Corp............................... 641,069  79,627,180
#*  Univar, Inc............................................ 184,498   4,542,341
    Universal Forest Products, Inc......................... 194,067   5,486,274
    Universal Logistics Holdings, Inc......................  30,894     839,390
    US Ecology, Inc........................................  66,928   4,680,275
*   USA Truck, Inc.........................................  28,309     556,838
#*  USG Corp............................................... 419,466  17,709,855
    Valmont Industries, Inc................................  58,386   7,257,964
*   Vectrus, Inc...........................................  35,667     955,876
*   Verisk Analytics, Inc.................................. 119,155  14,279,535
*   Veritiv Corp...........................................  30,092   1,003,267
    Viad Corp..............................................  79,967   3,829,620
#*  Vicor Corp.............................................  34,427   1,380,523
    Virco Manufacturing Corp...............................  31,667     137,118
*   VirTra, Inc............................................   3,600      16,812
#*  Volt Information Sciences, Inc......................... 358,231   1,318,290
    VSE Corp...............................................  32,444   1,017,444
#   Wabash National Corp................................... 237,922   3,592,622
#*  WABCO Holdings, Inc....................................  57,210   6,147,214
#   Wabtec Corp............................................ 117,122   9,606,346
*   WageWorks, Inc.........................................  87,432   3,480,668
    Waste Management, Inc.................................. 247,672  22,159,214
#   Watsco, Inc............................................  70,972  10,516,631
#   Watsco, Inc., Class B..................................   5,058     752,378
    Watts Water Technologies, Inc., Class A................  73,495   5,148,325
#*  Welbilt, Inc........................................... 339,476   6,354,991

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                              Shares       Value+
                                                             --------- --------------
INDUSTRIALS -- (Continued)
#    Werner Enterprises, Inc................................   245,639 $    7,907,119
*    Wesco Aircraft Holdings, Inc...........................   320,586      3,263,565
*    WESCO International, Inc...............................   152,907      7,672,873
#*   Willdan Group, Inc.....................................    27,649        835,000
*    Williams Industrial Services Group, Inc................    23,539         41,193
*    Willis Lease Finance Corp..............................     8,926        309,018
#    Woodward, Inc..........................................   170,996     12,592,145
#    WW Grainger, Inc.......................................    54,823     15,568,087
*    XPO Logistics, Inc.....................................   310,199     27,725,587
     Xylem, Inc.............................................   316,502     20,756,201
*    YRC Worldwide, Inc.....................................    88,352        729,788
                                                                       --------------
TOTAL INDUSTRIALS...........................................            3,330,521,368
                                                                       --------------
INFORMATION TECHNOLOGY -- (16.5%)
#*   3D Systems Corp........................................    49,622        599,434
     Accenture P.L.C., Class A..............................   327,764     51,662,162
*    ACI Worldwide, Inc.....................................   283,440      7,111,510
*>>  Actua Corp.............................................    16,946         18,386
*    ADDvantage Technologies Group, Inc.....................     7,817         10,475
*    Adobe, Inc.............................................    74,188     18,232,443
     ADTRAN, Inc............................................   145,879      1,960,614
*    Advanced Energy Industries, Inc........................   122,423      5,267,862
#*   Advanced Micro Devices, Inc............................   582,941     10,615,356
*    Aehr Test Systems......................................    13,278         25,494
*    Agilysys, Inc..........................................    65,901      1,072,209
#*   Airgain, Inc...........................................     2,838         36,412
*    Akamai Technologies, Inc...............................   216,204     15,620,739
*    Alarm.com Holdings, Inc................................    12,138        539,898
*    ALJ Regional Holdings, Inc.............................    58,527         95,399
     Alliance Data Systems Corp.............................    45,039      9,286,141
*    Alpha & Omega Semiconductor, Ltd.......................    98,949        917,257
#*   Ambarella, Inc.........................................    35,458      1,233,229
     Amdocs, Ltd............................................   144,893      9,167,380
     American Software, Inc., Class A.......................    62,186        715,761
*    Amkor Technology, Inc..................................   772,337      5,522,210
     Amphenol Corp., Class A................................   196,602     17,595,879
#*   Amtech Systems, Inc....................................    49,420        231,780
     Analog Devices, Inc....................................   211,827     17,732,038
*    Anixter International, Inc.............................   108,519      7,128,613
*    ANSYS, Inc.............................................    89,227     13,343,898
#*   Appfolio, Inc., Class A................................    11,111        634,438
     Apple, Inc............................................. 3,339,047    730,783,826
     Applied Materials, Inc.................................   564,867     18,572,827
#*   Applied Optoelectronics, Inc...........................    42,626        836,748
*    Arista Networks, Inc...................................    56,520     13,019,382
*    ARRIS International P.L.C..............................   441,948     10,991,247
*    Arrow Electronics, Inc.................................   191,910     12,994,226
*    Aspen Technology, Inc..................................   122,340     10,385,443
     AstroNova, Inc.........................................    16,656        321,794
#*   Asure Software, Inc....................................    20,330        226,476
*    Atlassian Corp. P.L.C., Class A........................    15,287      1,160,436
*    Atomera, Inc...........................................     3,041         12,468
*    Autodesk, Inc..........................................    52,649      6,804,883
     Automatic Data Processing, Inc.........................   178,753     25,754,732
*    Aviat Networks, Inc....................................    32,377        479,503
#*   Avid Technology, Inc...................................   118,902        630,181
     Avnet, Inc.............................................   234,719      9,405,190
     AVX Corp...............................................   259,933      4,335,682
*    Aware, Inc.............................................    51,506        197,268

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CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Axcelis Technologies, Inc..............................    94,575 $  1,632,364
#*  AXT, Inc...............................................   115,490      761,079
    Badger Meter, Inc......................................    89,072    4,374,326
    Bel Fuse, Inc., Class A................................     4,354       81,594
    Bel Fuse, Inc., Class B................................    29,674      652,828
#   Belden, Inc............................................   142,317    7,692,234
    Benchmark Electronics, Inc.............................   110,326    2,408,417
    BK Technologies, Inc...................................    24,446       98,517
#*  Black Box Corp.........................................    59,924       51,535
*   Black Knight, Inc......................................   182,138    8,882,870
#   Blackbaud, Inc.........................................    79,106    5,673,482
    Booz Allen Hamilton Holding Corp.......................   263,412   13,049,430
*   Bottomline Technologies de, Inc........................    63,828    4,253,498
    Broadcom, Inc..........................................   239,302   53,481,604
    Broadridge Financial Solutions, Inc....................   123,450   14,436,243
#*  BroadVision, Inc.......................................     6,453       11,293
    Brooks Automation, Inc.................................   195,394    6,063,076
*   BSQUARE Corp...........................................    30,337       69,775
    CA, Inc................................................   526,929   23,374,570
    Cabot Microelectronics Corp............................    66,145    6,457,075
*   CACI International, Inc., Class A......................    71,512   12,762,032
*   Cadence Design Systems, Inc............................   246,642   10,992,834
#*  CalAmp Corp............................................    72,721    1,450,057
*   Calix, Inc.............................................   197,897    1,444,648
#*  Carbonite, Inc.........................................    51,003    1,744,813
*   Cardtronics P.L.C., Class A............................   162,995    4,426,944
    Cass Information Systems, Inc..........................    32,478    2,146,796
    CCUR Holdings, Inc.....................................    14,271       54,658
    CDK Global, Inc........................................   130,021    7,442,402
    CDW Corp...............................................   201,974   18,179,680
*   CEVA, Inc..............................................    46,466    1,144,922
*   ChannelAdvisor Corp....................................     8,498       98,407
*   Ciena Corp.............................................   293,050    9,160,743
#*  Cirrus Logic, Inc......................................   190,103    7,117,456
    Cisco Systems, Inc..................................... 4,080,996  186,705,567
*   Cision, Ltd............................................    32,973      487,671
*   Citrix Systems, Inc....................................    83,301    8,535,853
*   Clearfield, Inc........................................    20,285      243,826
    ClearOne, Inc..........................................    12,989       21,432
#*  Coda Octopus Group, Inc................................    14,980       91,078
#   Cognex Corp............................................   225,818    9,674,043
    Cognizant Technology Solutions Corp., Class A..........   425,733   29,388,349
#*  Coherent, Inc..........................................    58,189    7,165,393
    Cohu, Inc..............................................    63,333    1,317,326
*   CommScope Holding Co., Inc.............................   368,829    8,874,026
    Communications Systems, Inc............................    31,610       91,669
*   CommVault Systems Inc..................................     3,215      187,177
*   Computer Task Group, Inc...............................    63,240      299,125
    Comtech Telecommunications Corp........................    43,970    1,227,642
#*  Conduent, Inc..........................................   419,525    8,012,927
#*  Control4 Corp..........................................    35,859    1,001,183
*   CoreLogic, Inc.........................................   277,859   11,286,633
    Corning, Inc...........................................   643,955   20,574,362
#*  Coupa Software, Inc....................................       774       50,178
*   Cray, Inc..............................................   117,904    2,675,242
#*  Cree, Inc..............................................   311,919   12,108,696
#   CSG Systems International, Inc.........................   115,290    4,046,679
    CSP, Inc...............................................     5,597       69,963
    CTS Corp...............................................    89,408    2,386,300

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CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  CUI Global, Inc........................................    17,907 $    30,442
#*  CyberOptics Corp.......................................    16,840     355,998
#   Cypress Semiconductor Corp.............................   816,734  10,568,538
    Daktronics, Inc........................................   142,338   1,040,491
#*  DASAN Zhone Solutions, Inc.............................    29,023     377,299
*   Data I/O Corp..........................................    16,306      81,367
*   Dell Technologies, Inc., Class V.......................   145,679  13,167,925
#   Diebold Nixdorf, Inc...................................   189,162     737,732
*   Digi International, Inc................................    62,231     721,880
*   Diodes, Inc............................................   168,213   5,078,350
    Dolby Laboratories, Inc., Class A......................   128,158   8,818,552
*   DSP Group, Inc.........................................    69,333     847,943
    DXC Technology Co......................................   290,225  21,137,087
#*  Eastman Kodak Co.......................................    39,500      96,380
#   Ebix, Inc..............................................    80,736   4,626,980
*   EchoStar Corp., Class A................................   112,468   4,560,577
*   Edgewater Technology, Inc..............................    32,943     153,185
#*  eGain Corp.............................................     1,408      10,518
#*  Electro Scientific Industries, Inc.....................    99,784   2,893,736
#*  Electronics For Imaging, Inc...........................   147,689   4,497,130
#*  Ellie Mae, Inc.........................................    29,705   1,968,847
#*  EMCORE Corp............................................    72,739     358,603
#*  Endurance International Group Holdings, Inc............   128,729   1,270,555
    Entegris, Inc..........................................   427,280  11,340,011
*   Envestnet, Inc.........................................    31,414   1,634,156
*   EPAM Systems, Inc......................................    75,013   8,961,803
*   ePlus, Inc.............................................    47,487   4,030,697
#*  Euronet Worldwide, Inc.................................   124,701  13,864,257
    EVERTEC, Inc...........................................    59,679   1,556,428
*   Evolving Systems, Inc..................................    23,936      44,760
*   ExlService Holdings, Inc...............................    94,243   6,040,976
*   Extreme Networks, Inc..................................    42,082     233,555
*   F5 Networks, Inc.......................................    53,114   9,309,822
*   Fabrinet...............................................   130,535   5,654,776
*   Fair Isaac Corp........................................    75,354  14,521,469
*   FARO Technologies, Inc.................................    54,889   2,774,090
    Fidelity National Information Services, Inc............   299,618  31,190,234
#*  Finisar Corp...........................................   375,233   6,262,639
*   Finjan Holdings, Inc...................................    67,712     246,472
*   First Data Corp., Class A..............................   310,684   5,822,218
*   First Solar, Inc.......................................   266,957  11,158,803
*   Fiserv, Inc............................................   261,896  20,768,353
#*  Fitbit, Inc., Class A..................................   625,795   2,960,010
*   FleetCor Technologies, Inc.............................   118,658  23,735,160
*   Flex, Ltd.............................................. 1,231,494   9,679,543
    FLIR Systems, Inc......................................   235,291  10,896,326
#*  FormFactor, Inc........................................   210,095   2,571,563
*   Fortinet, Inc..........................................   101,430   8,335,517
*   Frequency Electronics, Inc.............................    20,337     225,741
#*  Gartner, Inc...........................................    53,949   7,958,556
#   Genpact, Ltd...........................................   465,517  12,759,821
    Global Payments, Inc...................................   173,838  19,857,515
    GlobalSCAPE, Inc.......................................    44,983     180,382
*   Globant SA.............................................    23,575   1,213,641
*   GoDaddy, Inc., Class A.................................    89,848   6,574,178
*   GSE Systems, Inc.......................................    26,892      83,096
*   GSI Technology, Inc....................................    60,553     357,868
#*  GTT Communications, Inc................................   164,251   5,896,611
#*  Guidewire Software, Inc................................    55,151   4,906,784

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CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Hackett Group, Inc. (The)..............................   117,534 $  2,405,921
#*  Harmonic, Inc..........................................   318,882    1,757,040
    Hewlett Packard Enterprise Co.......................... 1,085,603   16,555,446
    HP, Inc................................................   745,952   18,007,281
#*  HubSpot, Inc...........................................     3,658      496,208
#*  Ichor Holdings, Ltd....................................    71,200    1,263,800
#*  ID Systems, Inc........................................    23,144      144,766
#*  Identiv, Inc...........................................    16,804       98,219
#*  IEC Electronics Corp...................................    11,830       62,462
#*  II-VI, Inc.............................................   161,647    6,018,118
*   Immersion Corp.........................................    94,602      946,966
*   Imperva Inc............................................    10,948      605,972
#*  Infinera Corp..........................................   438,895    2,431,478
*   Information Services Group, Inc........................    70,358      289,171
*   Innodata, Inc..........................................    96,835      136,537
#*  Inphi Corp.............................................    61,552    1,969,664
#*  Inseego Corp...........................................    32,660      115,290
*   Insight Enterprises, Inc...............................    99,365    5,136,177
*   Integrated Device Technology, Inc......................   268,854   12,585,056
    Intel Corp............................................. 5,141,165  241,017,815
#*  Intellicheck, Inc......................................    15,600       38,688
*   Intelligent Systems Corp...............................       729        7,297
    InterDigital, Inc......................................   152,601   10,827,041
#*  Internap Corp..........................................    49,402      423,375
    International Business Machines Corp...................   582,945   67,289,341
*   inTEST Corp............................................    24,960      183,456
#*  Intevac, Inc...........................................    60,689      291,307
    Intuit, Inc............................................    96,512   20,364,032
#*  IPG Photonics Corp.....................................   103,191   13,781,158
#   Issuer Direct Corp.....................................     7,605      111,794
#*  Iteris, Inc............................................    25,141      108,609
*   Itron, Inc.............................................    99,191    5,171,819
#   j2 Global, Inc.........................................   170,368   12,409,605
    Jabil, Inc.............................................   672,906   16,640,965
    Jack Henry & Associates, Inc...........................    91,039   13,640,373
    Juniper Networks, Inc..................................   373,042   10,918,939
*   KEMET Corp.............................................   194,143    4,228,435
*   Key Tronic Corp........................................    22,454      164,588
*   Keysight Technologies, Inc.............................   329,054   18,782,402
*   Kimball Electronics, Inc...............................    43,092      792,893
    KLA-Tencor Corp........................................   143,481   13,134,251
#*  Knowles Corp...........................................   300,183    4,856,961
#*  Kopin Corp.............................................   125,217      279,234
    Kulicke & Soffa Industries, Inc........................   226,475    4,604,237
*   KVH Industries, Inc....................................    52,470      648,004
    Lam Research Corp......................................   192,287   27,252,837
*   Lantronix, Inc.........................................    21,200       80,348
*   Lattice Semiconductor Corp.............................   305,112    1,833,723
    Leidos Holdings, Inc...................................   192,635   12,478,895
*   LGL Group, Inc. (The)..................................     4,607       28,103
#*  LightPath Technologies, Inc., Class A..................    26,429       48,101
*   Limelight Networks, Inc................................   227,517      916,894
#   Littelfuse, Inc........................................    60,054   10,879,383
*   LiveRamp Holdings, Inc.................................   176,633    8,068,595
    LogMeIn, Inc...........................................   100,641    8,667,203
#*  LRAD Corp..............................................    48,346      142,621
#*  Lumentum Holdings, Inc.................................    75,645    4,133,999
*   Luna Innovations, Inc..................................    65,839      214,635
*   Luxoft Holding, Inc....................................    58,625    2,417,109

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CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  MACOM Technology Solutions Holdings, Inc...............    90,844 $  1,278,175
#*  MagnaChip Semiconductor Corp...........................    69,402      560,768
*   Manhattan Associates, Inc..............................   154,351    7,368,717
    ManTech International Corp., Class A...................    90,792    5,200,566
#*  Marin Software, Inc....................................     7,995       19,188
    Marvell Technology Group, Ltd..........................   777,058   12,751,522
    Mastercard, Inc., Class A..............................   481,810   95,239,383
    Maxim Integrated Products, Inc.........................   190,608    9,534,212
    MAXIMUS, Inc...........................................   197,740   12,847,168
#*  MaxLinear, Inc.........................................   148,424    2,880,910
#*  Maxwell Technologies, Inc..............................   251,351      738,972
#   Mesa Laboratories, Inc.................................     6,939    1,267,686
    Methode Electronics, Inc...............................   115,993    3,433,393
#   Microchip Technology, Inc..............................   188,595   12,405,779
*   Micron Technology, Inc................................. 1,627,340   61,383,265
    Microsoft Corp......................................... 3,927,281  419,472,884
*   MicroStrategy, Inc., Class A...........................    25,310    3,188,301
*   Mimecast, Ltd..........................................       513       17,883
#*  Mitek Systems, Inc.....................................    69,635      638,553
    MKS Instruments, Inc...................................   139,302   10,265,164
*   MoneyGram International, Inc...........................   340,935    1,445,564
#   Monolithic Power Systems, Inc..........................    43,265    5,110,462
    Monotype Imaging Holdings, Inc.........................    87,643    1,536,382
    Motorola Solutions, Inc................................    64,193    7,867,494
#   MTS Systems Corp.......................................    48,482    2,295,623
*   Nanometrics, Inc.......................................    70,551    2,261,865
*   Napco Security Technologies, Inc.......................    32,495      457,205
    National Instruments Corp..............................   212,091   10,386,096
#*  NCR Corp...............................................   315,734    8,477,458
#*  NeoPhotonics Corp......................................   109,107      872,856
    NetApp, Inc............................................   332,721   26,115,271
*   NETGEAR, Inc...........................................   101,143    5,611,414
#*  NetScout Systems, Inc..................................   241,233    6,093,546
*   NetSol Technologies, Inc...............................    25,171      235,852
    Network-1 Technologies, Inc............................    57,475      154,033
#*  New Relic, Inc.........................................     5,328      475,524
    NIC, Inc...............................................   150,095    1,997,764
*   Novanta, Inc...........................................   102,705    5,978,458
#*  Nuance Communications, Inc.............................   619,874   10,779,609
*   Nutanix, Inc., Class A.................................    20,515      851,578
#   NVE Corp...............................................     3,815      323,131
    NVIDIA Corp............................................   379,942   80,103,172
#*  Oclaro, Inc............................................   293,898    2,415,842
#*  Okta, Inc..............................................     8,384      489,290
*   ON Semiconductor Corp.................................. 1,105,395   18,791,715
*   OneSpan, Inc...........................................    85,637    1,256,723
*   Optical Cable Corp.....................................     8,150       38,713
    Oracle Corp............................................ 1,640,590   80,126,416
#*  OSI Systems, Inc.......................................    54,195    3,748,126
*   Palo Alto Networks, Inc................................    16,166    2,959,025
#*  PAR Technology Corp....................................    44,002      778,835
#   Park Electrochemical Corp..............................    61,802    1,091,423
    Paychex, Inc...........................................   222,534   14,573,752
#*  Paycom Software, Inc...................................    98,690   12,355,988
*   Paylocity Holding Corp.................................    56,050    3,687,529
*   PayPal Holdings, Inc...................................   330,237   27,802,653
    PC Connection, Inc.....................................    64,989    2,153,735
*   PCM, Inc...............................................    16,586      312,978
    PC-Tel, Inc............................................   276,687    1,222,957

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  PDF Solutions, Inc.....................................  96,271 $   770,168
#   Pegasystems, Inc.......................................  99,625   5,331,930
*   Perceptron, Inc........................................  29,758     236,576
*   Perficient, Inc........................................ 130,703   3,270,189
    Perspecta, Inc......................................... 134,175   3,285,946
*   PFSweb, Inc............................................  51,031     361,810
*   Photronics, Inc........................................ 508,702   4,954,757
#*  Pixelworks, Inc........................................  34,478     144,118
    Plantronics, Inc.......................................  96,465   5,688,541
*   Plexus Corp............................................ 105,915   6,185,436
    Power Integrations, Inc................................  62,569   3,523,886
    Presidio, Inc..........................................  50,629     678,429
*   PRGX Global, Inc.......................................  66,930     574,259
    Progress Software Corp................................. 153,581   4,936,093
#*  Proofpoint, Inc........................................   4,819     438,288
#*  PTC, Inc............................................... 104,971   8,650,660
#*  Pure Storage, Inc., Class A............................  19,057     384,570
    QAD, Inc., Class A.....................................  21,895     929,005
    QAD, Inc., Class B.....................................   5,440     169,946
*   Qorvo, Inc............................................. 136,192  10,011,474
#   QUALCOMM, Inc.......................................... 717,454  45,120,682
*   Qualstar Corp..........................................   1,349       8,634
#*  Qualys, Inc............................................  42,631   3,037,032
*   Quantenna Communications, Inc..........................  80,904   1,453,036
*   Qumu Corp..............................................  13,779      31,967
*   Rambus, Inc............................................ 328,026   2,857,106
*   RealNetworks, Inc...................................... 647,249   1,365,695
#*  RealPage, Inc..........................................  69,271   3,671,363
*   Red Hat, Inc...........................................  62,946  10,804,051
#   RF Industries, Ltd.....................................  19,118     148,356
*   Ribbon Communications, Inc............................. 309,183   2,102,444
    Richardson Electronics, Ltd............................  28,703     219,291
#*  RingCentral, Inc., Class A.............................   6,395     497,083
#*  Rogers Corp............................................  47,683   5,867,870
*   Rubicon Project, Inc. (The)............................ 147,629     503,415
#*  Rubicon Technology, Inc................................   1,435      11,050
*   Rudolph Technologies, Inc.............................. 103,697   2,155,861
    Sabre Corp............................................. 544,841  13,430,331
*   salesforce.com, Inc....................................  65,860   9,038,626
*   Sanmina Corp........................................... 236,130   5,974,089
    Sapiens International Corp. NV.........................  18,039     205,103
*   ScanSource, Inc........................................  82,117   3,192,709
    Science Applications International Corp................ 129,869   9,027,194
*   Seachange International, Inc........................... 595,566     970,773
#   Seagate Technology P.L.C............................... 191,767   7,714,786
*   Semtech Corp........................................... 159,532   7,169,368
#*  ServiceNow, Inc........................................  23,753   4,300,243
#*  ServiceSource International, Inc.......................  89,294     118,761
#*  SharpSpring, Inc.......................................  14,020     168,100
    Sigma Designs, Inc..................................... 164,028      26,425
*   SigmaTron International, Inc...........................   9,201      39,104
*   Silicon Laboratories, Inc..............................  75,965   6,193,426
    Skyworks Solutions, Inc................................ 295,071  25,600,360
#*  SMART Global Holdings, Inc.............................   9,008     252,314
#*  SolarEdge Technologies, Inc............................ 134,375   5,204,344
*   Splunk, Inc............................................  25,342   2,530,145
*   SPS Commerce Inc.......................................   7,747     721,168
#*  Square, Inc., Class A..................................  42,592   3,128,382
    SS&C Technologies Holdings, Inc........................ 240,355  12,296,562

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CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  StarTek, Inc...........................................  51,283 $    292,826
#*  Steel Connect, Inc..................................... 209,541      429,559
#*  Stratasys, Ltd......................................... 179,562    3,422,452
*   Super Micro Computer, Inc.............................. 160,297    2,099,891
*   Support.com, Inc.......................................  33,595       91,042
*   Sykes Enterprises, Inc................................. 141,772    4,348,147
    Symantec Corp.......................................... 325,076    5,900,129
#*  Synacor, Inc...........................................  27,065       48,717
#*  Synaptics, Inc......................................... 117,642    4,416,281
#*  Synchronoss Technologies, Inc.......................... 203,451    1,204,430
    SYNNEX Corp............................................ 158,296   12,285,353
*   Synopsys, Inc.......................................... 135,987   12,174,916
#*  Tableau Software, Inc., Class A........................  31,201    3,328,523
    TE Connectivity, Ltd................................... 318,520   24,022,778
*   Tech Data Corp.........................................  87,176    6,159,856
*   Telaria, Inc...........................................  90,921      266,399
#*  Telenav, Inc...........................................  97,574      415,665
*   Teradata Corp.......................................... 321,064   11,686,730
#   Teradyne, Inc.......................................... 373,010   12,850,194
    TESSCO Technologies, Inc...............................  25,094      303,261
    Texas Instruments, Inc................................. 493,244   45,787,841
    TiVo Corp.............................................. 372,183    4,094,013
    Total System Services, Inc............................. 253,191   23,078,360
#*  Trade Desk, Inc. (The), Class A........................  24,671    3,048,102
    TransAct Technologies, Inc.............................  17,129      251,796
    Travelport Worldwide, Ltd.............................. 239,076    3,576,577
*   Trimble, Inc........................................... 259,857    9,713,455
*   Trio-Tech International................................   3,963       16,680
*   TSR, Inc...............................................     751        4,393
    TTEC Holdings, Inc..................................... 146,940    3,661,745
#*  TTM Technologies, Inc.................................. 306,930    3,591,081
#*  Twilio, Inc., Class A..................................   7,245      544,969
*   Tyler Technologies, Inc................................  24,958    5,282,610
#   Ubiquiti Networks, Inc................................. 119,847   11,156,557
#*  Ultimate Software Group, Inc. (The)....................  13,392    3,570,709
#*  Ultra Clean Holdings, Inc.............................. 113,094    1,189,749
#*  Unisys Corp............................................  75,416    1,388,409
#   Universal Display Corp.................................  43,820    5,390,298
*   Upland Software, Inc...................................   3,802      119,915
#*  USA Technologies, Inc..................................  15,505       89,929
#*  Veeco Instruments, Inc................................. 145,605    1,384,704
*   Verint Systems, Inc.................................... 144,448    6,596,940
*   VeriSign, Inc..........................................  52,355    7,462,682
    Versum Materials, Inc.................................. 162,013    5,113,130
#*  ViaSat, Inc............................................ 124,181    7,917,781
*   Viavi Solutions, Inc................................... 496,738    5,727,389
*   Virtusa Corp...........................................  96,983    4,809,387
#   Visa, Inc., Class A.................................... 982,237  135,401,370
#   Vishay Intertechnology, Inc............................ 391,513    7,164,688
*   Vishay Precision Group, Inc............................  29,111      944,652
*   VMware, Inc., Class A..................................  12,978    1,834,959
    Wayside Technology Group, Inc..........................   9,192      117,014
*   Westell Technologies, Inc., Class A....................  17,801       47,173
    Western Digital Corp................................... 336,589   14,496,888
#   Western Union Co. (The)................................ 493,239    8,898,032
*   WEX, Inc...............................................  95,698   16,839,020
*   Wireless Telecom Group, Inc............................  66,901      112,394
#*  Workday, Inc., Class A.................................  13,400    1,782,468
*   Worldpay, Inc., Class A................................ 119,007   10,929,603

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    Xerox Corp.............................................   416,805 $   11,616,355
    Xilinx, Inc............................................   237,604     20,284,253
#   Xperi Corp.............................................   154,136      2,003,768
*   Zebra Technologies Corp., Class A......................   126,119     20,973,590
*   Zendesk, Inc...........................................    12,424        682,947
*   Zix Corp...............................................   119,194        803,368
                                                                      --------------
TOTAL INFORMATION TECHNOLOGY...............................            4,354,057,222
                                                                      --------------
MATERIALS -- (3.8%)
>>  A Schulman, Inc........................................    97,608        186,431
#   Advanced Emissions Solutions, Inc......................     5,208         51,559
*   AdvanSix, Inc..........................................    92,694      2,571,332
#*  AgroFresh Solutions, Inc...............................    11,892         67,903
    Air Products & Chemicals, Inc..........................   105,873     16,341,498
#*  AK Steel Holding Corp..................................   454,455      1,681,484
#   Albemarle Corp.........................................   113,784     11,289,649
*   Alcoa Corp.............................................   354,469     12,402,870
#*  Allegheny Technologies, Inc............................   275,187      7,124,591
*   American Biltrite, Inc.................................        36         18,918
    American Vanguard Corp.................................    81,019      1,304,406
#*  Ampco-Pittsburgh Corp..................................   264,566        981,540
    AptarGroup, Inc........................................   199,045     20,294,628
    Ashland Global Holdings, Inc...........................   127,468      9,430,083
    Avery Dennison Corp....................................   146,530     13,293,202
*   Axalta Coating Systems, Ltd............................   449,226     11,086,898
    Balchem Corp...........................................    88,104      8,250,940
#   Ball Corp..............................................   430,194     19,272,691
#   Bemis Co., Inc.........................................   310,359     14,205,131
#*  Berry Global Group, Inc................................   166,701      7,271,498
    Boise Cascade Co.......................................   123,054      3,788,833
    Cabot Corp.............................................   155,401      7,564,921
#   Carpenter Technology Corp..............................   143,310      6,249,749
    Celanese Corp..........................................   202,327     19,613,579
#*  Century Aluminum Co....................................   280,074      2,223,788
    CF Industries Holdings, Inc............................   391,430     18,800,383
    Chase Corp.............................................    28,026      3,022,324
    Chemours Co. (The).....................................   196,786      6,495,906
*   Clearwater Paper Corp..................................   346,904      8,374,263
#*  Cleveland-Cliffs, Inc..................................   600,126      6,457,356
*   Coeur Mining, Inc......................................   546,791      2,613,661
    Commercial Metals Co...................................   354,918      6,764,737
#   Compass Minerals International, Inc....................   116,681      5,660,195
*   Contango ORE, Inc......................................     1,821         36,101
    Core Molding Technologies, Inc.........................    18,851        128,375
#*  Crown Holdings, Inc....................................   143,738      6,078,680
    Domtar Corp............................................   208,255      9,644,289
    DowDuPont, Inc......................................... 1,209,038     65,191,329
    Eagle Materials, Inc...................................   126,786      9,361,878
    Eastman Chemical Co....................................   222,894     17,463,745
    Ecolab, Inc............................................   103,663     15,875,988
*   Ferro Corp.............................................   313,753      5,314,976
#   Ferroglobe P.L.C.......................................   423,588      2,579,651
#*  Flotek Industries, Inc................................. 1,025,668      1,856,459
    FMC Corp...............................................   133,529     10,425,944
    Freeport-McMoRan, Inc.................................. 2,050,751     23,891,249
    Friedman Industries, Inc...............................    15,398        135,502
    FutureFuel Corp........................................   101,117      1,658,319
#*  GCP Applied Technologies, Inc..........................   214,960      5,582,511
#   Gold Resource Corp.....................................   189,752        821,626

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
MATERIALS -- (Continued)
#   Graphic Packaging Holding Co........................... 1,350,826 $14,872,594
    Greif, Inc., Class A...................................    93,624   4,428,415
    Greif, Inc., Class B...................................    29,768   1,528,884
    Hawkins, Inc...........................................    34,406   1,158,106
    Haynes International, Inc..............................    42,412   1,228,252
#   HB Fuller Co...........................................   142,476   6,334,483
#   Hecla Mining Co........................................ 1,536,780   3,688,272
    Huntsman Corp..........................................   910,760  19,927,429
#*  Ingevity Corp..........................................    98,161   8,940,504
    Innophos Holdings, Inc.................................    63,187   1,851,379
    Innospec, Inc..........................................    68,123   4,558,791
#   International Flavors & Fragrances, Inc................    35,484   5,133,115
    International Paper Co.................................   333,848  15,143,345
*   Intrepid Potash, Inc...................................   409,991   1,619,464
    Kaiser Aluminum Corp...................................    34,717   3,310,960
    KapStone Paper and Packaging Corp......................   384,253  13,448,855
    KMG Chemicals, Inc.....................................    42,537   3,191,126
*   Koppers Holdings, Inc..................................    77,292   2,067,561
*   Kraton Corp............................................   100,801   2,776,060
#   Kronos Worldwide, Inc..................................   228,323   3,203,372
#   Linde P.L.C............................................    85,543  14,154,800
    Louisiana-Pacific Corp.................................   429,941   9,359,816
#*  LSB Industries, Inc....................................   270,053   2,052,403
    LyondellBasell Industries NV, Class A..................   234,074  20,895,786
#   Martin Marietta Materials, Inc.........................    65,425  11,205,994
    Materion Corp..........................................    68,670   3,902,516
#   McEwen Mining, Inc.....................................   271,668     532,469
    Mercer International, Inc..............................   226,459   3,444,441
    Minerals Technologies, Inc.............................   113,710   6,225,623
    Mosaic Co. (The).......................................   472,656  14,623,977
    Myers Industries, Inc..................................   128,949   2,045,131
#   Neenah, Inc............................................    66,809   5,375,452
#   NewMarket Corp.........................................    21,073   8,133,335
    Newmont Mining Corp....................................   528,515  16,341,684
    Northern Technologies International Corp...............     8,701     281,477
    Nucor Corp.............................................   436,494  25,805,525
    Olin Corp..............................................   567,854  11,470,651
    Olympic Steel, Inc.....................................    62,619   1,180,994
*   OMNOVA Solutions, Inc..................................   129,119     954,189
#*  Owens-Illinois, Inc....................................   528,710   8,284,886
    Packaging Corp. of America.............................   142,614  13,093,391
#   PH Glatfelter Co.......................................   104,926   1,878,175
#*  Platform Specialty Products Corp.......................   830,173   8,982,472
    PolyOne Corp...........................................   268,789   8,684,573
#   PPG Industries, Inc....................................   245,068  25,754,196
#*  PQ Group Holdings, Inc.................................     5,425      87,071
#   Quaker Chemical Corp...................................    38,821   6,983,898
#   Rayonier Advanced Materials, Inc.......................   149,698   1,853,261
    Reliance Steel & Aluminum Co...........................   179,282  14,148,935
*   Resolute Forest Products, Inc..........................    78,323     882,700
#   Royal Gold, Inc........................................   134,592  10,313,785
#   RPM International, Inc.................................   252,366  15,437,228
*   Ryerson Holding Corp...................................    24,531     225,195
    Schnitzer Steel Industries, Inc., Class A..............    94,222   2,534,572
    Schweitzer-Mauduit International, Inc..................    96,077   3,066,778
#   Scotts Miracle-Gro Co. (The)...........................   127,816   8,530,440
#   Sealed Air Corp........................................   177,120   5,731,603
#   Sensient Technologies Corp.............................   145,768   9,454,512
    Sherwin-Williams Co. (The).............................    29,106  11,452,338

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
MATERIALS -- (Continued)
#   Silgan Holdings, Inc................................... 344,912 $    8,288,235
    Sonoco Products Co. ................................... 337,188     18,403,721
    Southern Copper Corp...................................  64,349      2,467,141
    Steel Dynamics, Inc.................................... 444,738     17,611,625
    Stepan Co..............................................  78,266      6,463,989
#*  Summit Materials, Inc., Class A........................ 309,021      4,171,784
*   SunCoke Energy, Inc.................................... 411,698      4,611,018
#   Synalloy Corp..........................................  26,423        488,561
#*  TimkenSteel Corp....................................... 158,999      1,849,158
*   Trecora Resources......................................  43,774        472,759
    Tredegar Corp..........................................  75,085      1,396,581
#   Trinseo SA............................................. 104,937      5,654,006
#   Tronox, Ltd., Class A.................................. 219,312      2,511,122
*   UFP Technologies, Inc..................................  10,854        374,680
    United States Lime & Minerals, Inc.....................  14,391      1,079,469
#   United States Steel Corp............................... 399,185     10,590,378
*   Universal Stainless & Alloy Products, Inc..............  28,215        554,143
#*  US Concrete, Inc.......................................  65,137      2,126,072
    Valhi, Inc.............................................  69,098        143,724
#   Valvoline, Inc......................................... 269,479      5,368,022
*   Verso Corp., Class A................................... 107,616      3,025,086
#   Vulcan Materials Co.................................... 152,391     15,412,826
#   Warrior Met Coal, Inc..................................  49,275      1,379,700
    Westlake Chemical Corp................................. 140,920     10,047,596
    WestRock Co............................................ 312,889     13,444,840
    Worthington Industries, Inc............................ 195,454      8,185,614
#   WR Grace & Co..........................................  96,018      6,221,006
                                                                    --------------
TOTAL MATERIALS............................................          1,016,923,664
                                                                    --------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc............................... 235,372      4,599,169
#*  Altisource Asset Management Corp.......................   1,977         96,873
#*  Altisource Portfolio Solutions SA......................  27,707        699,048
    Capital Properties, Inc., Class A......................   1,400         21,980
*   CBRE Group, Inc., Class A.............................. 435,405     17,542,467
    CKX Lands, Inc.........................................   2,161         23,404
#   Consolidated-Tomoka Land Co............................  15,816        916,063
    CorePoint Lodging, Inc................................. 116,934      1,914,209
#*  Five Point Holdings LLC, Class A.......................   1,004          7,630
#*  Forestar Group, Inc....................................  12,887        231,966
*   FRP Holdings, Inc......................................  21,008      1,018,258
    Griffin Industrial Realty, Inc.........................   8,343        293,006
    HFF, Inc., Class A..................................... 167,283      6,147,650
#*  Howard Hughes Corp. (The)..............................  87,682      9,778,297
#*  InterGroup Corp. (The).................................     677         20,750
    Jones Lang LaSalle, Inc................................  79,444     10,507,263
#*  JW Mays, Inc...........................................   1,882         74,904
#   Kennedy-Wilson Holdings, Inc........................... 373,728      7,093,357
*   Marcus & Millichap, Inc................................ 128,538      4,462,839
#*  Maui Land & Pineapple Co., Inc.........................  15,573        175,508
*   Rafael Holdings, Inc., Class B.........................  38,641        314,538
    RE/MAX Holdings, Inc., Class A.........................  62,517      2,337,511
#   Realogy Holdings Corp.................................. 388,611      7,410,812
    RMR Group, Inc. (The), Class A.........................  17,959      1,362,729
#*  St Joe Co. (The)....................................... 195,087      2,963,371
*   Stratus Properties, Inc................................  22,720        655,472
*   Tejon Ranch Co.........................................  82,875      1,574,625

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
REAL ESTATE -- (Continued)
*   Trinity Place Holdings, Inc............................  70,774 $   377,933
                                                                    -----------
TOTAL REAL ESTATE..........................................          82,621,632
                                                                    -----------
UTILITIES -- (1.7%)
    AES Corp............................................... 592,683   8,641,318
    ALLETE, Inc............................................  82,624   6,114,176
    Alliant Energy Corp.................................... 111,873   4,808,302
    Ameren Corp............................................  79,920   5,161,234
    American Electric Power Co., Inc.......................  95,064   6,973,895
#   American States Water Co...............................  75,136   4,599,826
    American Water Works Co., Inc..........................  68,777   6,088,828
#   Aqua America, Inc...................................... 177,503   5,774,173
    Artesian Resources Corp., Class A......................  19,448     711,602
#   Atlantica Yield PLC.................................... 245,595   4,816,118
    Atmos Energy Corp......................................  77,651   7,227,755
#   Avangrid, Inc..........................................  62,463   2,936,386
#   Avista Corp............................................ 114,514   5,888,310
#   Black Hills Corp....................................... 122,951   7,315,584
    California Water Service Group......................... 118,596   4,981,032
    CenterPoint Energy, Inc................................ 161,694   4,367,355
    Chesapeake Utilities Corp..............................  40,210   3,194,685
#   Clearway Energy, Inc., Class A.........................  57,979   1,125,952
    Clearway Energy, Inc., Class A......................... 121,979   2,392,008
#   CMS Energy Corp........................................ 111,236   5,508,407
    Connecticut Water Service, Inc.........................  30,709   2,122,606
    Consolidated Edison, Inc............................... 101,164   7,688,464
    Consolidated Water Co., Ltd............................  38,226     470,180
#   Dominion Energy, Inc................................... 122,456   8,745,808
#   DTE Energy Co..........................................  63,070   7,089,068
    Duke Energy Corp....................................... 147,905  12,221,390
    Edison International...................................  84,289   5,848,814
    El Paso Electric Co....................................  93,312   5,323,450
#   Entergy Corp...........................................  82,894   6,958,951
    Evergy, Inc............................................ 239,854  13,429,425
    Eversource Energy...................................... 110,293   6,977,135
    Exelon Corp............................................ 207,460   9,088,823
#   FirstEnergy Corp....................................... 200,171   7,462,375
#   Genie Energy, Ltd., Class B............................  61,685     326,931
    Hawaiian Electric Industries, Inc...................... 114,384   4,266,523
    IDACORP, Inc...........................................  68,779   6,414,330
    MDU Resources Group, Inc............................... 313,968   7,836,641
    MGE Energy, Inc........................................  81,987   5,122,548
    Middlesex Water Co.....................................  40,961   1,843,245
#   National Fuel Gas Co...................................  93,204   5,060,045
#   New Jersey Resources Corp.............................. 142,731   6,437,168
    NextEra Energy, Inc.................................... 101,325  17,478,562
#   NiSource, Inc.......................................... 255,334   6,475,270
    Northwest Natural Holding Co...........................  68,207   4,419,132
    NorthWestern Corp...................................... 114,232   6,712,272
    NRG Energy, Inc........................................ 787,439  28,497,417
    OGE Energy Corp........................................ 192,429   6,956,308
    ONE Gas, Inc...........................................  84,597   6,675,549
#   Ormat Technologies, Inc................................ 136,968   7,008,653
    Otter Tail Corp........................................  99,007   4,462,245
#   Pattern Energy Group, Inc., Class A.................... 217,626   3,899,858
    PG&E Corp.............................................. 145,346   6,803,646
    Pinnacle West Capital Corp............................. 101,396   8,339,821
    PNM Resources, Inc..................................... 181,649   6,977,138
    Portland General Electric Co........................... 146,521   6,605,167

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                Shares        Value+
                                                              ----------- ---------------
UTILITIES -- (Continued)
#     PPL Corp...............................................     210,315 $     6,393,576
      Public Service Enterprise Group, Inc...................     126,103       6,737,683
*     Pure Cycle Corp........................................      48,589         490,263
      RGC Resources, Inc.....................................      16,114         457,315
      SCANA Corp.............................................      37,809       1,514,250
#     Sempra Energy..........................................      59,184       6,517,342
      SJW Corp...............................................      47,115       2,861,294
#     South Jersey Industries, Inc...........................     186,943       5,522,296
      Southern Co. (The).....................................     199,784       8,996,274
      Southwest Gas Holdings, Inc............................      73,783       5,701,212
#     Spark Energy, Inc., Class A............................      15,216         113,511
      Spire, Inc.............................................      71,074       5,158,551
#     TerraForm Power, Inc., Class A.........................       8,825          99,458
      UGI Corp...............................................     233,356      12,381,869
      Unitil Corp............................................      38,801       1,843,436
      Vectren Corp...........................................      89,763       6,420,747
*     Vistra Energy Corp.....................................     774,449      17,525,781
#     WEC Energy Group, Inc..................................     114,000       7,797,600
      Xcel Energy, Inc.......................................     187,613       9,194,913
      York Water Co. (The)...................................      31,798         990,190
                                                                          ---------------
TOTAL UTILITIES..............................................                 457,389,465
                                                                          ---------------
TOTAL COMMON STOCKS..........................................              24,470,055,124
                                                                          ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>   Media General, Inc. Contingent Value Rights............      96,518           9,652
                                                                          ---------------
FINANCIALS -- (0.0%)
*>>   Capital Bank Corp. Contingent Value Rights.............       7,309               0
                                                                          ---------------
INFORMATION TECHNOLOGY -- (0.0%)
*     SMTC Corp. Rights......................................      21,866          68,878
                                                                          ---------------
TOTAL RIGHTS/WARRANTS........................................                      78,530
                                                                          ---------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................      24,077         588,923
                                                                          ---------------
TOTAL INVESTMENT SECURITIES..................................              24,470,722,577
                                                                          ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 225,633,779     225,633,779
                                                                          ---------------
SECURITIES LENDING COLLATERAL -- (6.6%)
@(S)  DFA Short Term Investment Fund......................... 151,007,960   1,747,162,103
                                                                          ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $18,293,277,501).....................................             $26,443,518,459
                                                                          ===============

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


As of October 31, 2018, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                                Unrealized
                               Number of Expiration   Notional      Market     Appreciation
Description                    Contracts    Date       Value        Value     (Depreciation)
-----------                    --------- ---------- ------------ ------------ --------------
Long Position Contracts:
S&P 500 (R) Emini Index.......   1,355    12/21/18  $192,694,761 $183,677,025  $(9,017,736)
                                                    ------------ ------------  -----------
Total Futures Contracts.......                      $192,694,761 $183,677,025  $(9,017,736)
                                                    ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                Investments in Securities (Market Value)
                                                        -------------------------------------------------------
                                                            Level 1         Level 2     Level 3      Total
                                                        ---------------  -------------- ------- ---------------
Common Stocks
   Communication Services..............................                                   --
                                                        $ 1,953,830,108              --         $ 1,953,830,108
   Consumer Discretionary..............................   2,999,728,881  $          516   --      2,999,729,397
   Consumer Staples....................................   1,504,710,200              --   --      1,504,710,200
   Energy..............................................   1,548,345,477              --   --      1,548,345,477
   Financials..........................................   4,279,953,634          31,303   --      4,279,984,937
   Healthcare..........................................   2,941,938,973           2,681   --      2,941,941,654
   Industrials.........................................   3,330,521,368              --   --      3,330,521,368
   Information Technology..............................   4,354,038,836          18,386   --      4,354,057,222
   Materials...........................................   1,016,737,233         186,431   --      1,016,923,664
   Real Estate.........................................      82,621,632              --   --         82,621,632
   Utilities...........................................     457,389,465              --   --        457,389,465
Preferred Stocks
   Consumer Discretionary..............................         588,923              --   --            588,923
Rights/Warrants
   Consumer Discretionary..............................              --           9,652   --              9,652
   Information Technology..............................          68,878              --   --             68,878
Temporary Cash Investments.............................     225,633,779              --   --        225,633,779
Securities Lending Collateral..........................              --   1,747,162,103   --      1,747,162,103
Futures Contracts**....................................      (9,017,736)             --   --         (9,017,736)
                                                        ---------------  --------------   --    ---------------
TOTAL.................................................. $24,687,089,651  $1,747,411,072   --    $26,434,500,723
                                                        ===============  ==============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value+
                                                            --------- -----------
COMMON STOCKS -- (91.1%)
COMMUNICATION SERVICES -- (5.7%)
A.H. Belo Corp., Class A...................................    29,006 $   132,557
Activision Blizzard, Inc...................................    35,792   2,471,438
*   Alaska Communications Systems Group, Inc...............    68,897     100,590
*   Alphabet, Inc., Class A................................    10,540  11,494,713
*   Alphabet, Inc., Class C................................    11,067  11,916,614
    Altice USA, Inc., Class A..............................    60,421     985,467
#   AMC Entertainment Holdings, Inc., Class A..............    75,520   1,454,515
#   AMC Networks, Inc., Class A............................     8,142     476,958
*   ANGI Homeservices, Inc., Class A.......................    15,392     294,603
    AT&T, Inc.............................................. 1,539,467  47,230,848
    ATN International, Inc.................................    28,678   2,423,004
#   AutoWeb, Inc...........................................     7,435      17,398
*   Ballantyne Strong, Inc.................................    17,594      71,080
    Beasley Broadcast Group, Inc., Class A.................     6,460      43,088
*   Boingo Wireless, Inc...................................    49,673   1,556,255
    Cable One, Inc.........................................     1,882   1,685,783
*   Care.com, Inc..........................................     3,394      59,734
*   Cars.com, Inc..........................................   128,309   3,350,148
    CBS Corp., Class A.....................................     2,148     123,682
    CBS Corp., Class B.....................................    27,010   1,549,023
#   Central European Media Enterprises, Ltd., Class A......    29,651     100,220
    CenturyLink, Inc.......................................   377,622   7,794,118
*   Charter Communications, Inc., Class A..................    32,597  10,443,101
#   Cincinnati Bell, Inc...................................    27,553     390,977
#   Cinemark Holdings, Inc.................................    66,368   2,758,918
    Clear Channel Outdoor Holdings, Inc., Class A..........    16,585      96,525
#   Cogent Communications Holdings, Inc....................    22,981   1,194,552
    Comcast Corp., Class A.................................   487,867  18,607,247
#   comScore, Inc..........................................     6,164      98,316
#   Consolidated Communications Holdings, Inc..............   120,356   1,506,857
#   Daily Journal Corp.....................................       563     133,454
*   DHI Group, Inc.........................................    88,204     147,301
#   Discovery, Inc., Class A...............................    33,491   1,084,773
*   Discovery, Inc., Class B...............................     1,000      35,135
*   Discovery, Inc., Class C...............................    43,666   1,279,850
*   DISH Network Corp., Class A............................    22,057     678,032
    Emerald Expositions Events, Inc........................    10,184     148,890
*   Emmis Communications Corp., Class A....................     5,270      22,450
#   Entercom Communications Corp., Class A.................   104,146     675,908
    Entravision Communications Corp., Class A..............   104,681     517,124
#   EW Scripps Co. (The), Class A..........................   110,320   1,855,582
*   Facebook, Inc., Class A................................    22,548   3,422,561
    Frontier Communications Corp...........................    38,959     187,393
#   Gannett Co., Inc.......................................   314,811   3,053,667
*   Glu Mobile, Inc........................................   148,793   1,048,991
#   Gray Television, Inc...................................   150,454   2,604,359
*   Gray Television, Inc., Class A.........................     2,300      35,431
*   Harte-Hanks, Inc.......................................     9,814      53,781
#   Hemisphere Media Group, Inc............................     3,560      47,953
*   IAC/InterActiveCorp....................................     9,305   1,829,270
    IDT Corp., Class B.....................................    76,699     539,961
*   IMAX Corp..............................................    91,888   1,778,952
*   Insignia Systems, Inc..................................     7,000      12,040
*   Intelsat SA............................................     3,004      78,284
    Interpublic Group of Cos., Inc. (The)..................    67,088   1,553,758
#   Iridium Communications, Inc............................   116,034   2,298,634

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 COMMUNICATION SERVICES -- (Continued)
     John Wiley & Sons, Inc., Class A.......................  38,080 $2,065,459
     John Wiley & Sons, Inc., Class B.......................   2,087    112,677
 *   Liberty Broadband Corp.................................     234     19,656
 #   Liberty Broadband Corp., Class A.......................   7,570    626,720
 *   Liberty Broadband Corp., Class C.......................  46,947  3,893,315
 *   Liberty Latin America, Ltd., Class C...................   2,000     36,020
 *   Liberty Media Corp.-Liberty Braves, Class A............   3,850     99,330
 *   Liberty Media Corp.-Liberty Braves, Class B............      93      2,402
 #   Liberty Media Corp.-Liberty Braves, Class C............   8,071    209,039
 #   Liberty Media Corp.-Liberty Formula One, Class A.......   9,627    305,080
 #   Liberty Media Corp.-Liberty Formula One, Class C.......  20,179    667,521
 *   Liberty Media Corp.-Liberty SiriusXM, Class A..........  38,509  1,588,111
 *   Liberty Media Corp.-Liberty SiriusXM, Class B..........     936     39,803
 *   Liberty Media Corp.-Liberty SiriusXM, Class C..........  80,719  3,331,273
 *   Liberty TripAdvisor Holdings, Inc., Class A............ 199,740  2,880,251
 *   Liberty TripAdvisor Holdings, Inc., Class B............     436      6,662
 #   Lions Gate Entertainment Corp., Class A................  47,462    909,372
     Lions Gate Entertainment Corp., Class B................  29,503    524,858
 #   Live Nation Entertainment, Inc.........................  47,277  2,472,587
 *   Madison Square Garden Co. (The), Class A...............  22,874  6,327,406
     Marchex, Inc., Class B.................................  61,549    169,875
     Marcus Corp. (The).....................................  21,411    835,457
 #   McClatchy Co. (The), Class A...........................  10,395     79,878
 *   Meet Group, Inc. (The).................................  77,590    342,172
 #   Meredith Corp..........................................  62,591  3,227,192
 #   MSG Networks, Inc., Class A............................  34,736    887,505
     National CineMedia, Inc................................  29,421    263,318
 #   New Media Investment Group, Inc........................  54,228    761,903
 #   New York Times Co. (The), Class A...................... 139,257  3,676,385
     News Corp., Class A.................................... 183,165  2,415,946
     News Corp., Class B....................................  65,934    879,560
 #   Nexstar Media Group, Inc., Class A.....................  74,085  5,548,226
 #   Omnicom Group, Inc.....................................  20,779  1,544,295
 #   ORBCOMM, Inc...........................................  96,120    916,024
 *   pdvWireless, Inc.......................................     548     22,194
 #   QuinStreet, Inc........................................  53,347    848,217
 *   Reading International, Inc., Class A...................  30,798    447,187
 *   Rosetta Stone, Inc.....................................  23,564    489,896
     Salem Media Group, Inc.................................  45,744    134,945
     Scholastic Corp........................................  52,747  2,288,165
     Shenandoah Telecommunications Co.......................  92,702  3,524,530
     Sinclair Broadcast Group, Inc., Class A................ 123,400  3,534,176
 #   Sirius XM Holdings, Inc................................ 124,278    748,154
 #   Snap, Inc., Class A....................................  15,282    101,014
     Spok Holdings, Inc.....................................  43,774    613,711
 #   Sprint Corp............................................ 293,495  1,796,189
 *   Take-Two Interactive Software, Inc.....................  16,882  2,175,583
 #   TechTarget, Inc........................................  21,822    443,423
     TEGNA, Inc............................................. 393,842  4,544,937
     Telephone & Data Systems, Inc.......................... 179,880  5,545,700
 *   T-Mobile US, Inc.......................................  55,466  3,802,194
     Townsquare Media, Inc., Class A........................  18,419    127,091
 #   Travelzoo..............................................  15,049    115,426
     Tribune Media Co., Class A.............................  21,486    816,683
 *   Tribune Publishing Co..................................   9,636    145,407
 #   TripAdvisor, Inc.......................................  14,450    753,423
 #   TrueCar Inc............................................  23,558    268,090
     Twenty-First Century Fox, Inc., Class A................  85,500  3,891,960
     Twenty-First Century Fox, Inc., Class B................  23,700  1,070,766

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Twitter, Inc...........................................    30,984 $  1,076,694
*   United States Cellular Corp............................    33,645    1,607,222
#   Urban One, Inc.........................................    64,777      150,930
    Verizon Communications, Inc............................   270,126   15,421,493
#   Viacom, Inc., Class A..................................     2,734       96,702
    Viacom, Inc., Class B..................................    54,759    1,751,193
*   Vonage Holdings Corp...................................   263,850    3,498,651
    Walt Disney Co. (The)..................................   118,253   13,578,992
    World Wrestling Entertainment, Inc., Class A...........     3,900      283,101
*   XO Group, Inc..........................................    36,454    1,261,673
#   Yelp, Inc..............................................    14,200      608,044
#   Zayo Group Holdings, Inc...............................    18,594      555,589
*   Zedge, Inc., Class B...................................    12,737       24,710
#   Zillow Group, Inc., Class A............................     7,253      292,804
#   Zillow Group, Inc., Class C............................    12,236      492,621
*   Zynga, Inc., Class A................................... 1,078,919    3,927,265
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            286,093,886
                                                                      ------------
CONSUMER DISCRETIONARY -- (10.3%)
*   1-800-Flowers.com, Inc., Class A.......................    70,712      738,940
    Aaron's, Inc...........................................   122,424    5,769,843
#   Abercrombie & Fitch Co., Class A.......................   133,183    2,623,705
#   Acushnet Holdings Corp.................................    46,508    1,136,190
#   Adient P.L.C...........................................     7,055      214,613
*   Adtalem Global Education, Inc..........................    75,529    3,824,033
    Advance Auto Parts, Inc................................     6,742    1,077,102
    AMCON Distributing Co..................................       438       36,332
#   American Axle & Manufacturing Holdings, Inc............   204,388    3,100,566
    American Eagle Outfitters, Inc.........................   302,393    6,973,183
#   American Outdoor Brands Corp...........................    62,354      853,003
*   American Public Education, Inc.........................    29,266      957,876
*   America's Car-Mart, Inc................................    15,372    1,151,363
#   Aramark................................................    31,403    1,127,996
    Ark Restaurants Corp...................................     3,403       79,834
*   Asbury Automotive Group, Inc...........................    39,119    2,546,647
#   Ascena Retail Group, Inc...............................   325,180    1,251,943
#   Ascent Capital Group, Inc., Class A....................    14,364       13,789
#   At Home Group, Inc.....................................    66,253    1,811,357
    Autoliv, Inc...........................................     9,213      767,811
#   AutoNation, Inc........................................    69,948    2,831,495
#   Barnes & Noble Education, Inc..........................    74,881      427,571
#   Barnes & Noble, Inc....................................   132,361      837,845
    Bassett Furniture Industries, Inc......................    11,687      230,818
    BBX Capital Corp.......................................    48,243      282,222
*   Beazer Homes USA, Inc..................................    47,468      418,193
#   Bed Bath & Beyond, Inc.................................   196,138    2,694,936
#   Belmond, Ltd., Class A.................................   198,448    3,397,430
    Best Buy Co., Inc......................................    50,959    3,575,283
#   Big 5 Sporting Goods Corp..............................   107,230      376,377
#   Big Lots, Inc..........................................    85,138    3,534,930
#   Biglari Holdings, Inc., Class A........................       269      201,750
*   Biglari Holdings, Inc., Class B........................     2,695      384,037
    BJ's Restaurants, Inc..................................    41,898    2,563,320
    Bloomin' Brands, Inc...................................    77,475    1,545,626
*   Bojangles', Inc........................................    47,320      748,129
*   Boot Barn Holdings, Inc................................    47,452    1,171,115
    BorgWarner, Inc........................................    28,878    1,138,082
#   Bowl America, Inc., Class A............................     2,839       43,650
#   Boyd Gaming Corp.......................................    57,508    1,527,412

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   Bridgepoint Education, Inc.............................  59,551 $  571,690
 *   Bright Horizons Family Solutions, Inc..................  16,294  1,872,344
 #   Brinker International, Inc.............................  12,255    531,254
     Brunswick Corp.........................................  61,906  3,218,493
 #   Buckle, Inc. (The).....................................   9,525    194,310
 *   Build-A-Bear Workshop, Inc.............................  34,916    298,881
 *   Burlington Stores, Inc.................................   8,429  1,445,489
 *   CafePress, Inc.........................................   1,337      1,992
     Caleres, Inc...........................................  72,972  2,495,642
     Callaway Golf Co....................................... 159,564  3,414,670
 *   Cambium Learning Group, Inc............................  42,184    606,606
 *   Career Education Corp.................................. 140,863  2,025,610
 #   CarMax, Inc............................................  26,562  1,803,825
     Carnival Corp..........................................  45,997  2,577,672
     Carriage Services, Inc.................................  35,253    671,922
 *   Carrols Restaurant Group, Inc..........................  69,724    917,568
     Carter's, Inc..........................................  10,234    982,259
 #   Carvana Co.............................................   2,289     88,699
     Cato Corp. (The), Class A..............................  38,602    744,247
 *   Cavco Industries, Inc..................................   9,583  1,922,446
 *   Century Casinos, Inc...................................   4,432     27,656
 *   Century Communities, Inc...............................  43,469    922,412
 #   Cheesecake Factory, Inc. (The).........................  79,288  3,832,782
 *   Chegg, Inc.............................................   5,343    145,757
 #   Chico's FAS, Inc....................................... 296,793  2,276,402
 #   Children's Place, Inc. (The)...........................  25,089  3,748,297
 *   Chipotle Mexican Grill, Inc............................   1,644    756,783
 #   Choice Hotels International, Inc.......................   8,184    600,706
 #   Christopher & Banks Corp...............................  17,804      9,970
     Churchill Downs, Inc...................................     855    213,417
 #   Chuy's Holdings, Inc...................................  25,347    617,706
     Citi Trends, Inc.......................................  29,124    737,711
     Clarus Corp............................................  42,250    414,050
     Collectors Universe, Inc...............................   4,977     71,669
     Columbia Sportswear Co.................................  32,436  2,928,322
 #   Conn's, Inc............................................  35,937    998,330
 #   Cooper Tire & Rubber Co................................ 156,430  4,832,123
 *   Cooper-Standard Holdings, Inc..........................  32,657  3,025,671
     Core-Mark Holding Co., Inc.............................  62,782  2,411,457
 #   Cracker Barrel Old Country Store, Inc..................   8,139  1,291,497
 *   Crocs, Inc............................................. 104,577  2,148,012
 #   Crown Crafts, Inc......................................   2,196     11,573
     CSS Industries, Inc....................................   2,096     27,541
     Culp, Inc..............................................  23,483    543,631
     Dana, Inc.............................................. 142,450  2,217,946
     Darden Restaurants, Inc................................  24,521  2,612,713
 #   Dave & Buster's Entertainment, Inc.....................  38,272  2,279,098
 #   DavidsTea, Inc.........................................  12,635     28,429
 *   Deckers Outdoor Corp...................................  48,040  6,109,247
 *   Del Frisco's Restaurant Group, Inc.....................  30,621    206,692
 *   Del Taco Restaurants, Inc.............................. 115,224  1,255,942
 *   Delta Apparel, Inc.....................................  12,387    236,220
 *   Denny's Corp...........................................  29,926    519,216
 #   Destination Maternity Corp.............................  10,822     54,110
 #   Destination XL Group, Inc..............................  74,081    226,688
 #   Dick's Sporting Goods, Inc.............................  88,398  3,126,637
 #   Dillard's, Inc., Class A...............................  48,914  3,444,524
 #   Dine Brands Global, Inc................................  19,722  1,598,271
 *   Dixie Group, Inc. (The)................................   9,314     11,643

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Dollar General Corp....................................  25,382 $ 2,827,047
*   Dollar Tree, Inc.......................................  32,168   2,711,762
    Domino's Pizza, Inc....................................   7,400   1,989,046
#   Dorman Products, Inc...................................  50,202   3,966,460
    DR Horton, Inc......................................... 102,542   3,687,410
#   Drive Shack, Inc.......................................  76,782     410,016
    DSW, Inc., Class A..................................... 124,914   3,316,467
#   Dunkin' Brands Group, Inc..............................  17,333   1,257,682
*   eBay, Inc..............................................  38,237   1,110,020
#   Educational Development Corp...........................   6,574      80,532
#   El Pollo Loco Holdings, Inc............................  21,851     273,356
#   Eldorado Resorts, Inc..................................  28,545   1,041,892
*   Emerson Radio Corp.....................................  22,180      31,939
    Escalade, Inc..........................................  19,402     227,003
    Ethan Allen Interiors, Inc.............................  97,922   1,874,227
#   Etsy, Inc..............................................   2,440     103,749
#   EVINE Live, Inc........................................  34,088      35,111
    Expedia Group, Inc.....................................  12,977   1,627,705
#   Express, Inc........................................... 221,909   1,955,018
    Extended Stay America, Inc............................. 132,740   2,161,007
#   Famous Dave's of America, Inc..........................   8,136      43,202
*   Fiesta Restaurant Group, Inc...........................  41,518   1,071,580
*   Five Below, Inc........................................  17,117   1,948,257
    Flanigan's Enterprises, Inc............................     300       8,250
    Flexsteel Industries, Inc..............................   9,611     244,312
#   Floor & Decor Holdings, Inc., Class A..................   4,580     117,156
#   Foot Locker, Inc.......................................  59,843   2,820,999
    Ford Motor Co.......................................... 819,606   7,827,237
#   Fossil Group, Inc......................................  45,755     993,341
*   Fox Factory Holding Corp...............................  32,010   1,719,897
#   Fred's, Inc., Class A..................................  62,018     169,929
*   frontdoor, Inc.........................................  17,385     591,959
#   FTD Cos., Inc..........................................  39,406      78,024
*   Full House Resorts, Inc................................  19,188      52,575
#   Gaia, Inc..............................................   6,225      90,947
#   GameStop Corp., Class A................................ 150,606   2,198,848
    Gaming Partners International Corp.....................     389       3,380
    Gap, Inc. (The)........................................  82,110   2,241,603
    Garmin, Ltd............................................  22,692   1,501,303
*   Garrett Motion, Inc....................................   2,292      34,770
#   GCI Liberty, Inc., Class A.............................  97,564   4,617,704
    General Motors Co...................................... 390,610  14,292,420
#   Genesco, Inc...........................................  38,025   1,627,090
    Gentex Corp............................................ 187,260   3,941,823
#   Gentherm, Inc..........................................  58,163   2,538,233
    Genuine Parts Co.......................................  18,852   1,845,988
#   G-III Apparel Group, Ltd...............................  90,099   3,591,346
    Goodyear Tire & Rubber Co. (The)....................... 241,087   5,077,292
    Graham Holdings Co., Class B...........................   6,006   3,489,786
*   Grand Canyon Education, Inc............................  31,453   3,922,189
*   Green Brick Partners, Inc..............................  22,902     215,279
    Group 1 Automotive, Inc................................  41,805   2,413,821
#   Groupon, Inc...........................................  21,376      69,900
*   GrubHub, Inc...........................................  18,325   1,699,460
#   Guess?, Inc............................................ 157,986   3,355,623
#   H&R Block, Inc.........................................  20,493     543,884
*   Habit Restaurants, Inc. (The), Class A.................  22,194     281,864
#   Hamilton Beach Brands Holding Co., Class A.............  19,518     453,208
#   Hanesbrands, Inc.......................................  54,785     940,111

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Harley-Davidson, Inc...................................  78,203 $2,988,919
 #   Hasbro, Inc............................................   9,400    862,074
 #   Haverty Furniture Cos., Inc............................  35,647    722,921
     Haverty Furniture Cos., Inc., Class A..................   1,796     36,414
 *   Helen of Troy, Ltd.....................................  35,537  4,410,852
 #   Hibbett Sports, Inc....................................  65,749  1,148,635
 *   Hilton Grand Vacations, Inc............................   3,483     93,588
     Hooker Furniture Corp..................................  21,540    630,476
 #   Horizon Global Corp....................................  31,212    175,099
 *   Houghton Mifflin Harcourt Co........................... 203,079  1,360,629
     Hyatt Hotels Corp., Class A............................  12,010    831,092
 #   Installed Building Products, Inc.......................  14,863    452,727
 #   International Game Technology P.L.C.................... 102,105  1,894,048
 #   iRobot Corp............................................  10,474    923,493
 *   J Alexander's Holdings, Inc............................  13,620    143,691
 *   J. Jill, Inc...........................................   7,517     37,961
     Jack in the Box, Inc...................................   6,082    480,052
 #   JAKKS Pacific, Inc.....................................  74,455    179,437
 #   JC Penney Co., Inc..................................... 120,700    177,429
     Johnson Outdoors, Inc., Class A........................  15,583  1,173,556
 *   K12, Inc...............................................  76,964  1,647,799
     KB Home................................................  83,390  1,665,298
 #   Kirkland's, Inc........................................  43,141    436,156
 #   Kohl's Corp............................................ 101,028  7,650,850
 #   Kona Grill, Inc........................................  33,199     58,430
 *   Koss Corp..............................................   4,404     12,067
 #   L Brands, Inc..........................................   6,200    201,004
 #   Lakeland Industries, Inc...............................   7,500     98,550
 #   Lands' End, Inc........................................   3,571     58,243
 *   Laureate Education, Inc., Class A......................  17,722    263,881
     La-Z-Boy, Inc..........................................  76,119  2,116,108
 #   LCI Industries.........................................  32,093  2,225,650
 *   Leaf Group, Ltd........................................  39,808    348,320
     Lear Corp..............................................  18,306  2,432,867
 #   Leggett & Platt, Inc...................................  29,330  1,064,972
     Lennar Corp., Class A.................................. 163,147  7,012,058
     Lennar Corp., Class B..................................  10,683    382,131
 #   Libbey, Inc............................................  47,045    354,719
 *   Liberty Expedia Holdings, Inc., Class A................  57,154  2,481,627
 #   Liberty Tax, Inc.......................................   4,949     53,449
     Lifetime Brands, Inc...................................  21,546    223,001
 *   Lincoln Educational Services Corp......................  12,212     27,233
 *   Lindblad Expeditions Holdings, Inc.....................   5,561     75,129
 *   Liquidity Services, Inc................................  47,322    281,093
 #   Lithia Motors, Inc., Class A...........................  40,814  3,635,711
 *   LKQ Corp...............................................  56,098  1,529,792
 *   Luby's, Inc............................................ 152,905    211,009
 *   Lululemon Athletica, Inc...............................  10,200  1,435,446
 *   M/I Homes, Inc.........................................  42,211  1,020,240
     Macy's, Inc............................................ 234,362  8,036,273
 *   Malibu Boats, Inc., Class A............................  15,955    641,391
     Marine Products Corp...................................  15,913    324,148
 #   MarineMax, Inc.........................................  52,012  1,183,793
     Marriott Vacations Worldwide Corp......................  56,552  5,004,286
 #   Mattel, Inc............................................  35,692    484,697
 *   MCBC Holdings, Inc.....................................   9,015    267,565
     McDonald's Corp........................................   2,590    458,171
 #   MDC Holdings, Inc...................................... 104,839  2,945,976
 *   Meritage Homes Corp....................................  87,210  3,248,572

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
     MGM Resorts International.............................. 143,547 $3,829,834
 *   Michael Kors Holdings, Ltd.............................  20,016  1,109,087
 #   Michaels Cos., Inc. (The)..............................  20,089    318,411
 *   Modine Manufacturing Co................................  79,875  1,039,174
 *   Mohawk Industries, Inc.................................  13,679  1,706,182
 #   Monarch Casino & Resort, Inc...........................   5,624    218,042
 #   Monro, Inc.............................................  54,014  4,018,642
 #   Motorcar Parts of America, Inc.........................  37,073    785,206
     Movado Group, Inc......................................  21,143    814,217
 *   Murphy USA, Inc........................................  63,703  5,136,373
     Nathan's Famous, Inc...................................   4,306    322,476
 #   National Vision Holdings, Inc..........................  19,274    798,522
 *   Nautilus, Inc..........................................  52,009    636,070
 #   New Home Co., Inc. (The)...............................   1,600     11,408
 #   New York & Co., Inc.................................... 103,464    409,717
 #   Newell Brands, Inc.....................................  28,288    449,213
     Nobility Homes, Inc....................................   1,284     29,532
 #   Nordstrom, Inc.........................................  17,604  1,157,815
 *   Norwegian Cruise Line Holdings, Ltd....................  31,043  1,368,065
 #   Nutrisystem, Inc.......................................  19,976    710,347
 *   NVR, Inc...............................................     830  1,858,395
     Office Depot, Inc...................................... 850,276  2,176,707
 #   Ollie's Bargain Outlet Holdings, Inc...................  33,089  3,073,968
 #   Overstock.com, Inc.....................................  23,445    471,713
     Oxford Industries, Inc.................................  27,032  2,405,307
     P&F Industries, Inc., Class A..........................   2,014     16,052
 #   Papa John's International, Inc.........................   7,165    390,779
 #   Papa Murphy's Holdings, Inc............................   7,233     33,633
 #   Party City Holdco, Inc.................................  24,607    257,635
 #   Peak Resorts, Inc......................................   5,963     30,709
 *   Penn National Gaming, Inc..............................  54,526  1,323,891
 #   Penske Automotive Group, Inc........................... 101,131  4,488,194
 #   PetMed Express, Inc....................................  15,853    442,933
 #   Pier 1 Imports, Inc.................................... 131,990    209,864
 *   Planet Fitness, Inc., Class A..........................  26,471  1,299,461
 *   Playa Hotels & Resorts NV..............................  81,295    698,324
 #   Polaris Industries, Inc................................   9,939    884,372
     Pool Corp..............................................  11,818  1,722,473
 #   Potbelly Corp..........................................  35,212    411,276
     PulteGroup, Inc........................................ 216,237  5,312,943
     PVH Corp...............................................  14,781  1,785,397
     QEP Co., Inc...........................................   1,500     40,050
 #   Quotient Technology Inc................................  12,456    160,309
 *   Qurate Retail Group, Inc. QVC Group, Class B...........     131      2,920
 *   Qurate Retail, Inc..................................... 120,341  2,640,282
     Ralph Lauren Corp......................................   9,892  1,282,102
     RCI Hospitality Holdings, Inc..........................  20,006    523,757
 *   Red Lion Hotels Corp...................................  31,299    342,098
 #   Red Robin Gourmet Burgers, Inc.........................  49,408  1,492,122
     Red Rock Resorts, Inc., Class A........................   3,000     69,420
 *   Regis Corp.............................................  76,881  1,294,676
 *   Rent-A-Center, Inc.....................................  51,314    731,224
 #   RH.....................................................  10,556  1,221,435
     Rocky Brands, Inc......................................   9,423    270,629
 #   Roku, Inc..............................................   2,034    113,090
     Royal Caribbean Cruises, Ltd...........................  19,307  2,022,022
     Ruth's Hospitality Group, Inc..........................  46,325  1,252,165
 #   Sally Beauty Holdings, Inc.............................  17,750    316,128
 #   Scientific Games Corp., Class A........................  24,010    534,463

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   SeaWorld Entertainment, Inc............................  48,406 $1,264,365
 #   Service Corp. International............................  46,837  1,942,330
 *   ServiceMaster Global Holdings, Inc.....................  34,770  1,490,938
 *   Shake Shack, Inc., Class A.............................     971     51,356
 *   Shiloh Industries, Inc.................................  48,438    440,301
 #   Shoe Carnival, Inc.....................................  25,961  1,057,392
 #   Shutterfly, Inc........................................  50,979  2,548,950
     Shutterstock, Inc......................................  10,659    435,740
 #   Signet Jewelers, Ltd................................... 100,898  5,655,333
 #   Six Flags Entertainment Corp...........................  16,495    888,421
 *   Skechers U.S.A., Inc., Class A......................... 113,986  3,256,580
 #   skyline Champion Corp..................................  12,780    304,547
 *   Sleep Number Corp......................................  34,062  1,238,835
 #   Sonic Automotive, Inc., Class A........................  91,720  1,661,966
     Sonic Corp.............................................  18,835    815,179
 #   Sotheby's..............................................  58,473  2,455,866
     Speedway Motorsports, Inc..............................  58,413    907,154
 #   Sportsman's Warehouse Holdings, Inc....................  12,810     64,434
 #   Stage Stores, Inc...................................... 146,772    250,980
 *   Stamps.com, Inc........................................   7,526  1,521,531
 #   Standard Motor Products, Inc...........................  38,561  2,086,536
 #   Steven Madden, Ltd.....................................  80,817  2,527,148
 *   Stoneridge, Inc........................................  61,626  1,565,917
     Strategic Education, Inc...............................  34,401  4,328,334
     Strattec Security Corp.................................   5,659    190,708
     Sturm Ruger & Co., Inc.................................  16,895  1,003,394
     Superior Group of Cos, Inc.............................  22,099    384,302
 #   Superior Industries International, Inc.................  71,051    698,431
 *   Sypris Solutions, Inc..................................  17,625     21,855
 #   Tailored Brands, Inc...................................  13,292    279,265
 *   Tandy Leather Factory, Inc.............................  17,438    125,554
     Tapestry, Inc..........................................  31,326  1,325,403
     Target Corp............................................  52,314  4,375,020
 *   Taylor Morrison Home Corp., Class A....................  98,038  1,621,549
 #   Tempur Sealy International, Inc........................  13,378    618,197
     Tenneco, Inc., Class A.................................  87,483  3,012,040
     Texas Roadhouse, Inc...................................  39,134  2,366,042
     Thor Industries, Inc...................................  22,804  1,588,071
     Tiffany & Co...........................................  15,364  1,710,013
     Tile Shop Holdings, Inc................................  87,721    570,186
     Tilly's, Inc., Class A.................................   4,855     86,128
     Toll Brothers, Inc.....................................  96,705  3,255,090
 *   TopBuild Corp..........................................  46,417  2,117,544
     Tower International, Inc...............................  46,720  1,387,117
 *   Town Sports International Holdings, Inc................  12,510     96,077
     Tractor Supply Co......................................  17,500  1,608,075
 *   Trans World Entertainment Corp......................... 193,500    189,630
 *   TravelCenters of America LLC...........................  12,581     58,627
 #   TRI Pointe Group, Inc.................................. 286,724  3,412,016
 #   Tuesday Morning Corp...................................  69,307    211,386
     Tupperware Brands Corp.................................   6,900    242,190
 #   Turtle Beach Corp......................................   2,487     44,144
 *   Ulta Salon Cosmetics & Fragrance, Inc..................  10,973  3,012,308
 #   Under Armour, Inc., Class A............................  16,694    369,104
 #   Under Armour, Inc., Class C............................  16,884    334,810
 *   Unifi, Inc.............................................  28,980    663,352
 #   Unique Fabricating, Inc................................   4,543     32,255
 #   Universal Electronics, Inc.............................  18,436    576,494
 *   Universal Technical Institute, Inc.....................  22,884     60,185

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#   Urban Outfitters, Inc.................................. 199,203 $  7,860,550
*   US Auto Parts Network, Inc.............................  49,154       58,493
#   Vail Resorts, Inc......................................   5,219    1,311,639
#   Veoneer, Inc...........................................  10,674      358,433
*   Vera Bradley, Inc......................................  57,946      764,308
    VF Corp................................................  13,052    1,081,750
#   Vince Holding Corp.....................................   1,700       23,511
*   Vista Outdoor, Inc.....................................  93,873    1,173,412
#   Visteon Corp...........................................  10,965      866,674
#   Vitamin Shoppe, Inc....................................  82,153      638,329
*   VOXX International Corp................................  43,628      222,503
#   Weight Watchers International, Inc.....................   6,975      461,047
    Wendy's Co. (The)......................................  97,555    1,681,848
    Weyco Group, Inc.......................................  11,380      360,063
#   Whirlpool Corp.........................................  17,108    1,877,774
#   William Lyon Homes, Class A............................  41,992      569,412
#   Williams-Sonoma, Inc...................................  69,966    4,154,581
    Wingstop, Inc..........................................  12,474      781,122
    Winmark Corp...........................................   3,672      564,350
    Winnebago Industries, Inc..............................  58,248    1,605,315
    Wolverine World Wide, Inc.............................. 104,514    3,675,757
    Wyndham Destinations, Inc..............................  18,662      669,593
    Wyndham Hotels & Resorts, Inc..........................  26,373    1,299,925
    Wynn Resorts, Ltd......................................   2,100      211,260
*   ZAGG, Inc..............................................  64,087      776,094
#   Zumiez, Inc............................................  45,269    1,052,957
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          515,554,300
                                                                    ------------
CONSUMER STAPLES -- (3.7%)
#   Alico, Inc.............................................  10,214      338,083
    Andersons, Inc. (The)..................................  59,819    2,153,484
    Archer-Daniels-Midland Co..............................  86,565    4,090,196
*   Avon Products, Inc.....................................  75,414      147,811
#   B&G Foods, Inc......................................... 107,792    2,806,904
#   Boston Beer Co., Inc. (The), Class A...................   5,703    1,752,475
*   Bridgford Foods Corp...................................   4,114       69,732
    Bunge, Ltd.............................................  74,851    4,625,792
#   Calavo Growers, Inc....................................  11,046    1,071,462
#   Cal-Maine Foods, Inc...................................  51,948    2,528,309
#   Campbell Soup Co.......................................  13,919      520,710
#   Casey's General Stores, Inc............................  17,684    2,230,129
*   CCA Industries, Inc....................................   4,700       13,113
#   Central Garden & Pet Co................................  20,939      680,099
*   Central Garden & Pet Co., Class A......................  59,862    1,774,908
#   Chefs' Warehouse, Inc. (The)...........................  41,680    1,401,698
    Church & Dwight Co., Inc...............................  20,030    1,189,181
#   Coca-Cola Bottling Co. Consolidated....................   8,611    1,486,517
*   Coffee Holding Co., Inc................................   1,900        8,265
    Conagra Brands, Inc....................................  39,698    1,413,265
    Constellation Brands, Inc., Class A....................   9,086    1,810,204
#   Constellation Brands, Inc., Class B....................   1,214      240,020
    Costco Wholesale Corp..................................  12,989    2,969,675
#   Coty, Inc., Class A.................................... 119,310    1,258,721
*   Craft Brew Alliance, Inc...............................  29,866      547,742
*   Crimson Wine Group, Ltd................................   7,007       59,910
*   Darling Ingredients, Inc............................... 223,101    4,609,267
#   Dean Foods Co.......................................... 150,183    1,199,962
#   Edgewell Personal Care Co..............................  93,403    4,481,476
#   Energizer Holdings, Inc................................  10,791      634,187

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER STAPLES -- (Continued)
*   Farmer Brothers Co.....................................  26,744 $   644,798
#   Flowers Foods, Inc..................................... 126,752   2,447,581
    Fresh Del Monte Produce, Inc...........................  85,147   2,812,405
    General Mills, Inc.....................................  16,200     709,560
#   Hain Celestial Group, Inc. (The).......................  17,672     439,679
#   Herbalife Nutrition, Ltd...............................  24,490   1,304,337
#   Hormel Foods Corp......................................  45,106   1,968,426
*   Hostess Brands, Inc.................................... 141,962   1,476,405
    Ingles Markets, Inc., Class A..........................  24,913     820,634
    Ingredion, Inc.........................................  28,717   2,905,586
#   Inter Parfums, Inc.....................................  42,188   2,488,670
    J&J Snack Foods Corp...................................  17,267   2,696,415
    JM Smucker Co. (The)...................................  25,915   2,807,113
    John B. Sanfilippo & Son, Inc..........................  14,738     929,378
    Keurig Dr Pepper, Inc..................................  17,376     451,776
    Kraft Heinz Co. (The)..................................  60,931   3,349,377
    Kroger Co. (The).......................................  59,003   1,755,929
    Lamb Weston Holdings, Inc..............................   5,072     396,428
    Lancaster Colony Corp..................................   8,895   1,524,425
*   Landec Corp............................................  52,000     711,880
*   Lifevantage Corp.......................................   2,000      22,020
*   Lifeway Foods, Inc.....................................  10,375      30,088
    Limoneira Co...........................................   7,417     182,829
    Mannatech, Inc.........................................   2,569      41,618
#   McCormick & Co., Inc...................................   1,064     152,578
#   McCormick & Co., Inc. Non-Voting.......................  11,755   1,692,720
    Medifast, Inc..........................................  19,819   4,195,286
#   MGP Ingredients, Inc...................................  23,542   1,675,484
    Molson Coors Brewing Co., Class A......................     534      33,097
    Molson Coors Brewing Co., Class B......................  99,795   6,386,880
    Mondelez International, Inc., Class A..................  87,238   3,662,251
*   Monster Beverage Corp..................................   7,200     380,520
#   National Beverage Corp.................................   8,382     774,916
*   Natural Alternatives International, Inc................   8,015      75,982
#   Natural Grocers by Vitamin Cottage, Inc................  18,156     328,987
#   Natural Health Trends Corp.............................     995      22,626
*   Nature's Sunshine Products, Inc........................  20,833     184,372
    Nu Skin Enterprises, Inc., Class A.....................  29,255   2,054,286
    Oil-Dri Corp. of America...............................   7,273     224,954
#   Orchids Paper Products Co..............................  13,352      20,829
*   Performance Food Group Co..............................  57,521   1,686,516
    Philip Morris International, Inc.......................  34,225   3,014,196
*   Pilgrim's Pride Corp...................................  33,046     583,592
#   Post Holdings, Inc.....................................  93,010   8,223,944
#   PriceSmart, Inc........................................  41,050   2,879,658
*   Primo Water Corp.......................................  13,032     217,243
    Procter & Gamble Co. (The)............................. 116,144  10,299,650
#   Pyxus International, Inc...............................  13,882     329,559
#   Revlon, Inc., Class A..................................  14,164     297,444
#   Rite Aid Corp..........................................  76,309      91,571
    Rocky Mountain Chocolate Factory, Inc..................   5,450      45,181
*   S&W Seed Co............................................  14,868      41,630
#   Sanderson Farms, Inc...................................  32,665   3,213,909
    Seaboard Corp..........................................     535   2,067,775
*   Seneca Foods Corp., Class A............................  13,520     427,638
*   Seneca Foods Corp., Class B............................   1,251      39,719
*   Simply Good Foods Co. (The)............................  26,195     496,657
    SpartanNash Co.........................................  59,209   1,056,881
    Spectrum Brands Holdings, Inc..........................  20,819   1,352,194

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER STAPLES -- (Continued)
*   Sprouts Farmers Market, Inc............................  64,713 $  1,740,133
*   Tofutti Brands, Inc....................................     799        1,774
#   Tootsie Roll Industries, Inc...........................  21,692      684,816
#   TreeHouse Foods, Inc................................... 100,369    4,572,812
    Turning Point Brands, Inc..............................     539       22,153
    Tyson Foods, Inc., Class A.............................  47,445    2,842,904
#   United Natural Foods, Inc..............................  49,101    1,066,965
    United-Guardian, Inc...................................   1,872       32,273
    Universal Corp.........................................  44,566    3,024,249
*   US Foods Holding Corp..................................  46,722    1,362,881
*   USANA Health Sciences, Inc.............................  19,931    2,332,326
#   Vector Group, Ltd......................................  31,884      431,072
#   Veru, Inc..............................................  14,000       16,940
#   Village Super Market, Inc., Class A....................  10,832      266,900
    Walgreens Boots Alliance, Inc..........................  95,500    7,618,035
    Walmart, Inc........................................... 198,213   19,876,800
#   WD-40 Co...............................................   7,242    1,209,993
#   Weis Markets, Inc......................................  37,487    1,730,025
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................          188,094,430
                                                                    ------------
ENERGY -- (7.2%)
#   Abraxas Petroleum Corp................................. 116,882      215,063
    Adams Resources & Energy, Inc..........................   5,276      213,942
    Anadarko Petroleum Corp................................  33,696    1,792,627
#   Antero Resources Corp.................................. 131,175    2,084,371
#   Apache Corp............................................  49,905    1,887,906
*   Apergy Corp............................................  15,561      606,723
#   Approach Resources, Inc................................   1,047        1,749
    Arch Coal, Inc., Class A...............................  42,873    4,111,521
    Archrock, Inc.......................................... 136,224    1,397,658
#   Ardmore Shipping Corp..................................   3,093       19,981
*   Aspen Aerogels, Inc....................................  32,024      114,646
    Baker Hughes a GE Co...................................  34,338      916,481
*   Barnwell Industries, Inc...............................   7,497       12,370
*   Basic Energy Services, Inc.............................  39,876      309,837
#   Bonanza Creek Energy, Inc..............................  26,040      670,530
#   Bristow Group, Inc.....................................  36,914      406,423
#   Cabot Oil & Gas Corp...................................  37,044      897,576
*   Cactus, Inc., Class A..................................   2,720       91,011
#   California Resources Corp..............................   4,090      128,181
#   Callon Petroleum Co.................................... 393,544    3,923,634
#   Carrizo Oil & Gas, Inc................................. 152,570    2,778,300
#   Centennial Resource Development, Inc., Class A......... 111,019    2,127,124
*   Cheniere Energy, Inc...................................  10,173      614,551
#   Chesapeake Energy Corp................................. 158,218      555,345
    Chevron Corp........................................... 211,373   23,599,795
#   Cimarex Energy Co......................................  11,947      949,428
#   Clean Energy Fuels Corp................................ 198,382      438,424
*   Cloud Peak Energy, Inc................................. 299,178      511,594
*   CNX Resources Corp..................................... 319,675    5,002,914
*   Concho Resources, Inc..................................  57,925    8,056,788
    ConocoPhillips.........................................  68,719    4,803,458
*   CONSOL Energy, Inc.....................................  34,779    1,385,595
#   Contango Oil & Gas Co..................................  30,176      152,389
#   Continental Resources, Inc.............................  13,958      735,307
    Core Laboratories NV...................................   7,352      626,684
    CVR Energy, Inc........................................  30,742    1,321,906
*   Dawson Geophysical Co..................................  56,799      318,642
    Delek US Holdings, Inc................................. 141,006    5,177,740

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
#   Denbury Resources, Inc................................. 756,391 $ 2,609,549
    Devon Energy Corp......................................  39,952   1,294,445
#   DHT Holdings, Inc...................................... 283,715   1,427,086
#   Diamond Offshore Drilling, Inc......................... 109,213   1,548,640
#   Diamondback Energy, Inc................................  10,793   1,212,701
#   Dorian LPG, Ltd........................................  22,238     176,792
#   Dril-Quip, Inc.........................................  82,555   3,513,541
#   Earthstone Energy, Inc., Class A.......................  12,216     100,538
#   Eclipse Resources Corp................................. 137,894     157,199
*   Energen Corp...........................................  14,552   1,047,307
    EnLink Midstream LLC................................... 124,069   1,612,897
#   Ensco P.L.C., Class A.................................. 808,355   5,771,655
    EOG Resources, Inc.....................................  28,939   3,048,434
#   EP Energy Corp., Class A...............................  38,909      70,036
    EQT Corp...............................................  40,584   1,378,639
*   Era Group, Inc.........................................  30,538     345,690
    Evolution Petroleum Corp...............................  40,771     419,941
*   Exterran Corp..........................................  52,353   1,093,654
#   Extraction Oil & Gas, Inc.............................. 160,165   1,279,718
    Exxon Mobil Corp....................................... 430,003  34,262,639
*   Forum Energy Technologies, Inc......................... 148,251   1,328,329
#   Frank's International NV............................... 135,460     961,766
    GasLog, Ltd............................................  94,603   1,935,577
*   Geospace Technologies Corp.............................  14,980     190,695
#   Goodrich Petroleum Corp................................  10,368     156,246
#   Green Plains, Inc......................................  75,637   1,288,855
#   Gulf Island Fabrication, Inc...........................  33,632     285,872
#   Gulfmark Offshore, Inc.................................   1,152      38,811
#   Gulfport Energy Corp................................... 212,712   1,937,806
#   Halcon Resources Corp.................................. 221,582     735,652
    Hallador Energy Co.....................................   5,968      39,150
    Halliburton Co.........................................  23,703     822,020
*   Helix Energy Solutions Group, Inc...................... 236,198   2,012,407
#   Helmerich & Payne, Inc.................................  52,910   3,295,764
    Hess Corp.............................................. 116,833   6,706,214
#   HighPoint Resources Corp...............................  84,958     316,044
    HollyFrontier Corp..................................... 182,118  12,282,038
#   Hornbeck Offshore Services, Inc........................  42,073     132,530
#   Independence Contract Drilling, Inc....................   2,791      11,192
#   International Seaways, Inc.............................  24,292     522,521
#   ION Geophysical Corp...................................  23,900     282,259
#   Jagged Peak Energy, Inc................................  61,946     763,175
#   Keane Group, Inc....................................... 124,502   1,564,990
    Kinder Morgan, Inc.....................................  92,788   1,579,252
*   KLX Energy Services Holdings, Inc......................  35,115   1,014,472
#   Kosmos Energy, Ltd..................................... 474,522   3,079,648
#   Laredo Petroleum, Inc.................................. 263,384   1,380,132
#   Lonestar Resources US, Inc., Class A...................  20,810     160,029
#   Mammoth Energy Services, Inc...........................  17,974     448,631
    Marathon Oil Corp...................................... 218,074   4,141,225
    Marathon Petroleum Corp................................ 284,507  20,043,518
#   Matador Resources Co................................... 174,296   5,026,697
*   Matrix Service Co......................................  43,835     891,166
#   McDermott International, Inc........................... 359,933   2,782,282
*   Mitcham Industries, Inc................................  31,767     127,068
#   Murphy Oil Corp........................................ 203,591   6,486,409
#   Nabors Industries, Ltd................................. 288,152   1,432,115
    NACCO Industries, Inc., Class A........................   9,759     337,076
    National Oilwell Varco, Inc............................ 117,731   4,332,501

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 ENERGY -- (Continued)
 *   Natural Gas Services Group, Inc........................  24,515 $  473,140
 #   NCS Multistage Holdings, Inc...........................   1,110     12,543
 *   Newfield Exploration Co................................  96,891  1,957,198
 #   Newpark Resources, Inc................................. 198,215  1,627,345
 #   Noble Corp. P.L.C...................................... 165,560    831,111
     Noble Energy, Inc...................................... 203,789  5,064,157
 #   Nordic American Offshore, Ltd..........................   1,135        947
 *   Northern Oil and Gas, Inc..............................  37,958    111,597
 #   Nuverra Environmental Solutions, Inc...................     879      9,880
 #   Oasis Petroleum, Inc................................... 401,613  4,040,227
     Occidental Petroleum Corp..............................  47,367  3,176,905
 #   Oceaneering International, Inc......................... 138,715  2,627,262
 #   Oil States International, Inc..........................  93,828  2,089,550
     ONEOK, Inc.............................................  18,514  1,214,518
 *   Pacific Ethanol, Inc...................................  45,060     73,898
     Panhandle Oil and Gas, Inc., Class A...................  27,323    486,076
 *   Par Pacific Holdings, Inc..............................  67,216  1,188,379
 #   Parker Drilling Co.....................................   6,266     15,665
 *   Parsley Energy, Inc., Class A..........................  96,044  2,249,351
     Patterson-UTI Energy, Inc.............................. 199,887  3,326,120
     PBF Energy, Inc., Class A.............................. 188,703  7,897,221
 *   PDC Energy, Inc........................................  75,812  3,218,219
     Peabody Energy Corp.................................... 139,564  4,947,544
 #   Penn Virginia Corp.....................................  16,635  1,144,155
 #   PHI, Inc...............................................   1,053      8,719
 *   PHI, Inc. Non-Voting...................................  65,700    511,803
     Phillips 66............................................  24,696  2,539,243
 *   Pioneer Energy Services Corp........................... 278,307    826,572
     Pioneer Natural Resources Co...........................   8,802  1,296,271
 #   ProPetro Holding Corp..................................  95,850  1,691,753
 *   QEP Resources, Inc..................................... 187,774  1,673,066
 *   Quintana Energy Services, Inc..........................   1,200      7,668
 #   Range Resources Corp................................... 149,901  2,375,931
 #   Renewable Energy Group, Inc............................  90,120  2,800,930
 *   REX American Resources Corp............................  10,443    774,557
 #   RigNet, Inc............................................  21,824    373,190
 #   Ring Energy, Inc.......................................  82,748    589,993
 *   Rowan Cos. P.L.C., Class A............................. 133,149  2,118,401
 #   RPC, Inc...............................................  21,678    322,569
 #   SandRidge Energy, Inc..................................  11,543    103,310
     Schlumberger, Ltd......................................  74,956  3,845,992
 #   Scorpio Tankers, Inc................................... 422,680    756,597
 #   SEACOR Holdings, Inc...................................  33,680  1,616,303
 #   SEACOR Marine Holdings, Inc............................  35,590    650,585
 #   Select Energy Services, Inc., Class A..................  47,597    455,027
 #   SemGroup Corp., Class A................................ 129,975  2,403,238
 #   Ship Finance International, Ltd........................ 105,621  1,320,263
 *   SilverBow Resources, Inc...............................   3,014     79,148
     SM Energy Co........................................... 137,093  3,336,844
 #   Smart Sand, Inc........................................  17,717     49,076
 #   Southwestern Energy Co................................. 299,209  1,597,776
 #   SRC Energy, Inc........................................ 439,706  3,113,119
 #   Superior Energy Services, Inc.......................... 296,563  2,322,088
 *   Talos Energy, Inc......................................  42,947  1,119,199
 #   Targa Resources Corp...................................  32,302  1,669,044
     TechnipFMC P.L.C.......................................  93,186  2,450,792
 #   Teekay Corp............................................  37,640    249,553
 #   Teekay Tankers, Ltd., Class A.......................... 295,640    328,160
 *   TETRA Technologies, Inc................................ 235,823    700,394

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
ENERGY -- (Continued)
#   Transocean, Ltd........................................ 499,314 $  5,497,447
#   Ultra Petroleum Corp................................... 208,706      250,447
*   Unit Corp..............................................  84,167    1,946,783
#   US Silica Holdings, Inc................................   6,355       88,970
*   VAALCO Energy, Inc.....................................   3,600        7,128
    Valero Energy Corp..................................... 104,590    9,527,103
#   W&T Offshore, Inc......................................  29,095      196,100
*   Whiting Petroleum Corp................................. 128,505    4,793,237
#   WildHorse Resource Development Corp....................  86,929    1,843,764
    Williams Cos., Inc. (The)..............................  21,384      520,273
    World Fuel Services Corp............................... 121,547    3,889,504
*   WPX Energy, Inc........................................ 412,369    6,614,399
                                                                    ------------
TOTAL ENERGY...............................................          361,236,786
                                                                    ------------
FINANCIALS -- (22.7%)
#   1st Constitution Bancorp...............................  11,570      233,945
    1st Source Corp........................................  41,442    1,930,783
    Access National Corp...................................  14,788      384,044
    ACNB Corp..............................................   7,905      316,990
    Affiliated Managers Group, Inc.........................   5,230      594,442
    Aflac, Inc............................................. 101,122    4,355,325
    Alleghany Corp.........................................   7,298    4,383,763
    Allstate Corp. (The)...................................  41,222    3,945,770
    Ally Financial, Inc.................................... 307,805    7,821,325
    A-Mark Precious Metals, Inc............................   6,646       85,268
*   Ambac Financial Group, Inc.............................  50,082    1,030,688
    American Equity Investment Life Holding Co............. 158,798    4,957,674
    American Express Co....................................  75,579    7,764,231
    American Financial Group, Inc..........................  53,436    5,345,203
    American International Group, Inc......................  72,521    2,994,392
#   American National Bankshares, Inc......................   9,865      356,028
    American National Insurance Co.........................  21,575    2,658,903
    American River Bankshares..............................   1,900       29,089
    Ameriprise Financial, Inc..............................  18,132    2,307,116
    Ameris Bancorp.........................................  57,311    2,458,069
    AMERISAFE, Inc.........................................  26,331    1,713,885
    AmeriServ Financial, Inc...............................  15,921       67,505
    Ames National Corp.....................................  13,390      368,091
#   AmTrust Financial Services, Inc........................ 162,866    2,335,498
*   Arch Capital Group, Ltd................................ 174,912    4,962,253
    Argo Group International Holdings, Ltd.................  60,182    3,707,813
    Arrow Financial Corp...................................  21,873      768,617
    Arthur J Gallagher & Co................................  14,066    1,041,025
#   Artisan Partners Asset Management, Inc., Class A.......  12,541      343,749
    Aspen Insurance Holdings, Ltd.......................... 106,184    4,446,986
    Associated Banc-Corp................................... 200,740    4,653,153
    Assurant, Inc..........................................  44,325    4,308,833
    Assured Guaranty, Ltd.................................. 157,480    6,296,050
    Asta Funding, Inc......................................   1,515        5,787
*   Athene Holding, Ltd., Class A..........................   5,795      264,947
    Atlantic American Corp.................................   5,179       14,139
*   Atlantic Capital Bancshares, Inc.......................   1,300       19,591
*   Atlanticus Holdings Corp...............................  19,831       65,442
*   Atlas Financial Holdings, Inc..........................   5,461       52,480
    Auburn National Bancorporation, Inc....................   2,722      109,642
    Axis Capital Holdings, Ltd.............................  79,742    4,448,806
#   Axos Financial, Inc....................................  98,136    2,979,409
#   Banc of California, Inc................................  63,815    1,017,849
    BancFirst Corp.........................................  43,213    2,479,562

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   Bancorp of New Jersey, Inc.............................     4,827 $    71,391
*   Bancorp, Inc. (The)....................................    89,555     940,327
#   BancorpSouth Bank......................................   135,396   3,885,865
    Bank of America Corp................................... 1,187,298  32,650,695
    Bank of Commerce Holdings..............................    11,986     143,113
#   Bank of Hawaii Corp....................................    35,363   2,773,874
    Bank of Marin Bancorp..................................     4,067     345,654
    Bank of New York Mellon Corp. (The)....................   105,745   5,004,911
    Bank of NT Butterfield & Son, Ltd. (The)...............    84,854   3,418,768
    Bank of South Carolina Corp............................     3,898      76,985
    Bank OZK...............................................    52,678   1,441,270
    BankFinancial Corp.....................................    35,242     497,617
    BankUnited, Inc........................................   112,600   3,727,060
    Bankwell Financial Group, Inc..........................     2,731      82,804
    Banner Corp............................................    55,096   3,185,651
    Bar Harbor Bankshares..................................    13,876     354,809
    BB&T Corp..............................................    90,953   4,471,249
    BCB Bancorp, Inc.......................................     9,093     113,117
    Beneficial Bancorp, Inc................................   123,057   1,923,381
*   Berkshire Bancorp, Inc.................................     2,025      26,578
*   Berkshire Hathaway, Inc., Class B......................    91,166  18,714,556
    Berkshire Hills Bancorp, Inc...........................    79,236   2,644,105
    BGC Partners, Inc., Class A............................   127,988   1,355,393
    BlackRock, Inc.........................................     6,183   2,543,810
*   Blucora, Inc...........................................    51,074   1,477,060
    Blue Capital Reinsurance Holdings, Ltd.................     6,568      51,296
    Blue Hills Bancorp, Inc................................     4,202      97,528
    BOK Financial Corp.....................................    67,149   5,756,684
    Boston Private Financial Holdings, Inc.................   156,144   2,107,944
    Bridge Bancorp, Inc....................................    11,359     337,362
*   Brighthouse Financial, Inc.............................     9,850     390,355
    BrightSphere Investment Group P.L.C....................     3,415      38,931
    Brookline Bancorp, Inc.................................   141,722   2,196,691
    Brown & Brown, Inc.....................................    71,878   2,025,522
    Bryn Mawr Bank Corp....................................    33,722   1,346,857
*   BSB Bancorp, Inc.......................................     4,441     127,901
    C&F Financial Corp.....................................     4,203     204,056
    Cadence BanCorp........................................    67,893   1,497,720
    California First National Bancorp......................     6,388     104,891
#   Cambridge Bancorp......................................     2,984     255,132
    Camden National Corp...................................    23,734     962,414
*   Cannae Holdings, Inc...................................   110,610   2,042,967
    Capital City Bank Group, Inc...........................    23,672     561,026
    Capital One Financial Corp.............................    70,527   6,298,061
#   Capitol Federal Financial, Inc.........................   263,225   3,266,622
#   Capstar Financial Holdings, Inc........................       649       9,592
    Carolina Financial Corp................................    21,413     708,556
#   Cathay General Bancorp.................................    99,933   3,764,476
    Cboe Global Markets, Inc...............................    12,636   1,425,973
    CenterState Banks Corp.................................   135,770   3,337,227
    Central Pacific Financial Corp.........................    40,073   1,083,574
    Central Valley Community Bancorp.......................       800      16,192
    Century Bancorp, Inc., Class A.........................     6,365     478,139
    Charles Schwab Corp. (The).............................    31,812   1,470,987
    Chemical Financial Corp................................    74,929   3,511,173
    Chemung Financial Corp.................................     3,294     143,190
    Chubb, Ltd.............................................    31,930   3,988,376
    Cincinnati Financial Corp..............................    74,578   5,864,814
    CIT Group, Inc.........................................    91,315   4,326,505

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Citigroup, Inc......................................... 312,527 $20,458,017
    Citizens & Northern Corp...............................   5,780     145,540
    Citizens Community Bancorp, Inc........................   1,908      24,327
    Citizens Financial Group, Inc..........................  97,760   3,651,336
    Citizens First Corp....................................   1,000      24,980
    Citizens Holding Co....................................   2,806      64,847
#   Citizens, Inc..........................................  46,149     362,731
#   City Holding Co........................................  22,994   1,696,497
#   Civista Bancshares, Inc................................   5,026     116,402
    CME Group, Inc.........................................  17,214   3,154,293
    CNA Financial Corp.....................................  18,368     796,620
    CNB Financial Corp.....................................  15,777     403,891
    CNO Financial Group, Inc............................... 235,316   4,447,472
    Codorus Valley Bancorp, Inc............................   8,009     210,247
#   Cohen & Steers, Inc....................................  25,470     977,793
    Colony Bankcorp, Inc...................................   4,899      81,421
    Columbia Banking System, Inc........................... 124,609   4,621,748
    Comerica, Inc..........................................  59,583   4,859,589
#   Commerce Bancshares, Inc...............................  56,638   3,602,177
    Commercial National Financial Corp.....................   1,413      31,828
#   Community Bank System, Inc.............................  78,752   4,598,329
*   Community Bankers Trust Corp...........................  27,841     237,205
#   Community Financial Corp. (The)........................   6,638     200,136
*   Community First Bancshares, Inc........................   3,000      33,300
    Community Trust Bancorp, Inc...........................  30,921   1,407,215
    Community West Bancshares..............................   2,872      31,707
    ConnectOne Bancorp, Inc................................  51,784   1,073,482
*   Consumer Portfolio Services, Inc.......................  67,769     264,977
    County Bancorp, Inc....................................   8,099     168,581
#   Cowen, Inc.............................................  18,912     279,898
#   Crawford & Co., Class A................................  58,663     530,314
    Crawford & Co., Class B................................  38,504     354,622
*   Credit Acceptance Corp.................................   7,829   3,322,784
#   Cullen/Frost Bankers, Inc..............................  14,354   1,405,544
*   Customers Bancorp, Inc.................................  53,012   1,086,216
    CVB Financial Corp..................................... 149,206   3,260,151
    Diamond Hill Investment Group, Inc.....................   2,112     363,644
    Dime Community Bancshares, Inc.........................  69,392   1,118,599
    Discover Financial Services............................  43,791   3,050,919
    DNB Financial Corp.....................................   5,244     180,289
    Donegal Group, Inc., Class A...........................  48,314     648,857
    Donegal Group, Inc., Class B...........................   3,821      48,947
*   Donnelley Financial Solutions, Inc.....................  41,919     651,840
    E*TRADE Financial Corp.................................  65,456   3,234,835
    Eagle Bancorp Montana, Inc.............................   7,714     126,895
*   Eagle Bancorp, Inc.....................................  46,598   2,291,224
    East West Bancorp, Inc.................................  37,299   1,955,960
    Eaton Vance Corp.......................................  25,477   1,147,739
*   eHealth, Inc...........................................  26,031     894,425
    Elmira Savings Bank....................................   1,680      33,768
    EMC Insurance Group, Inc...............................  22,745     545,198
    Emclaire Financial Corp................................     300       9,438
    Employers Holdings, Inc................................  57,548   2,644,906
#   Encore Capital Group, Inc..............................  39,705   1,008,904
*   Enova International, Inc...............................  74,883   1,770,983
*   Enstar Group, Ltd......................................  15,614   2,835,502
*   Entegra Financial Corp.................................   3,049      69,182
    Enterprise Bancorp, Inc................................   6,505     210,632
    Enterprise Financial Services Corp.....................  39,852   1,731,569

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
 *   Equity Bancshares, Inc., Class A.......................   6,927 $  249,995
     Erie Indemnity Co., Class A............................   7,683    996,408
     ESSA Bancorp, Inc......................................  11,606    187,437
 *   Essent Group, Ltd......................................  36,623  1,443,679
     Evans Bancorp, Inc.....................................   4,676    205,744
     Evercore, Inc., Class A................................  17,508  1,430,228
     Everest Re Group, Ltd..................................  19,038  4,147,619
 #   EZCORP, Inc., Class A..................................  80,402    799,196
 #   FactSet Research Systems, Inc..........................   5,700  1,275,432
     Farmers & Merchants Bancorp, Inc.......................   1,953     79,389
     Farmers National Banc Corp.............................  11,178    146,432
     Fauquier Bankshares, Inc...............................     840     19,337
 #   FB Financial Corp......................................  33,641  1,227,224
     FBL Financial Group, Inc., Class A.....................  32,494  2,241,436
 *   FCB Financial Holdings, Inc., Class A..................  76,445  2,991,293
     Federal Agricultural Mortgage Corp., Class A...........     987     62,961
     Federal Agricultural Mortgage Corp., Class C...........  13,576    948,148
 #   Federated Investors, Inc., Class B..................... 166,679  4,111,971
     FedNat Holding Co......................................  25,970    559,134
     Fidelity D&D Bancorp, Inc..............................      50      3,283
     Fidelity National Financial, Inc....................... 104,239  3,486,795
     Fidelity Southern Corp.................................  45,214  1,049,869
     Fifth Third Bancorp.................................... 193,116  5,212,201
     Financial Institutions, Inc............................  27,038    771,935
 *   First Acceptance Corp..................................  27,407     31,518
     First American Financial Corp.......................... 149,802  6,640,723
     First Bancorp..........................................  51,514  1,900,351
 *   First BanCorp.......................................... 376,044  3,470,886
     First Bancorp, Inc.....................................  11,947    341,206
 *   First Bancshares, Inc..................................     700      9,880
     First Bancshares, Inc. (The)...........................   1,495     53,880
 #   First Bank.............................................  10,678    126,855
     First Busey Corp.......................................  74,114  2,069,263
     First Business Financial Services, Inc.................  11,680    244,462
     First Capital, Inc.....................................   2,700    118,665
     First Citizens BancShares, Inc., Class A...............  11,878  5,067,511
     First Commonwealth Financial Corp...................... 172,895  2,334,082
     First Community Bankshares, Inc........................  24,930    860,833
 #   First Community Corp...................................  10,126    221,253
     First Defiance Financial Corp..........................  25,202    685,998
 #   First Financial Bancorp................................ 175,079  4,581,817
 #   First Financial Bankshares, Inc........................  50,081  2,954,278
     First Financial Corp...................................  12,972    594,896
     First Financial Northwest, Inc.........................  19,410    293,285
 #   First Foundation, Inc..................................  23,341    378,358
     First Hawaiian, Inc....................................  10,800    267,624
 #   First Horizon National Corp............................ 423,869  6,841,246
     First Internet Bancorp.................................     700     18,039
     First Interstate BancSystem, Inc., Class A.............  58,424  2,422,259
     First Merchants Corp...................................  88,201  3,670,044
     First Mid-Illinois Bancshares, Inc.....................     574     21,399
     First Midwest Bancorp, Inc............................. 189,740  4,356,430
 *   First Northwest Bancorp................................   7,066    103,164
     First of Long Island Corp. (The).......................  12,079    244,117
 #   First Republic Bank....................................  17,944  1,632,725
 #   First Savings Financial Group, Inc.....................   2,168    140,096
     First United Corp......................................   7,908    142,344
     First US Bancshares, Inc...............................   1,708     15,065
     FirstCash, Inc.........................................  64,343  5,173,177

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
*   Flagstar Bancorp, Inc. ................................  99,543 $ 3,064,929
    Flushing Financial Corp................................  54,698   1,241,098
#   FNB Corp............................................... 386,279   4,569,681
#   Franklin Financial Network, Inc........................  14,932     506,195
#   Franklin Resources, Inc................................  28,990     884,195
    FS Bancorp, Inc........................................   2,648     119,531
    Fulton Financial Corp.................................. 271,295   4,343,433
#   GAIN Capital Holdings, Inc.............................  67,493     515,647
    GAINSCO, Inc...........................................   1,497      48,181
#   GAMCO Investors, Inc., Class A.........................   6,258     128,406
*   Genworth Financial, Inc., Class A...................... 108,607     464,838
#   German American Bancorp, Inc...........................  34,125   1,082,104
#   Glacier Bancorp, Inc...................................  78,578   3,331,707
    Global Indemnity, Ltd..................................  19,269     689,830
    Goldman Sachs Group, Inc. (The)........................  44,550  10,040,233
#   Great Elm Capital Group, Inc...........................  14,407      49,272
    Great Southern Bancorp, Inc............................  23,572   1,276,424
    Great Western Bancorp, Inc............................. 103,477   3,792,432
    Green Bancorp, Inc.....................................  60,250   1,114,625
*   Green Dot Corp., Class A...............................  36,636   2,774,811
#   Greenhill & Co., Inc...................................   7,357     162,222
#   Greenlight Capital Re, Ltd., Class A...................  58,091     673,275
    Guaranty Bancorp.......................................  36,241     942,991
    Guaranty Federal Bancshares, Inc.......................   2,787      67,222
*   Hallmark Financial Services, Inc.......................  29,577     329,488
    Hamilton Lane, Inc., Class A...........................   8,941     343,156
    Hancock Whitney Corp................................... 128,012   5,371,383
    Hanmi Financial Corp...................................  55,564   1,165,733
    Hanover Insurance Group, Inc. (The)....................  59,753   6,655,289
#   HarborOne Bancorp, Inc.................................   5,364      97,625
    Harleysville Financial Corp............................   2,920      68,620
    Hartford Financial Services Group, Inc. (The).......... 171,851   7,805,472
    Hawthorn Bancshares, Inc...............................   6,006     140,540
    HCI Group, Inc.........................................  23,797   1,039,215
#   Heartland Financial USA, Inc...........................  51,429   2,732,937
    Hennessy Advisors, Inc.................................  11,032     136,686
    Heritage Commerce Corp.................................  61,723     895,601
#   Heritage Financial Corp................................  59,288   1,939,903
    Hilltop Holdings, Inc.................................. 181,844   3,618,696
    Hingham Institution for Savings........................   1,835     373,606
*   HMN Financial, Inc.....................................   2,450      50,200
    Home Bancorp, Inc......................................   7,010     278,577
    Home BancShares, Inc................................... 170,735   3,250,794
*   HomeStreet, Inc........................................  29,878     776,230
*   HomeTrust Bancshares, Inc..............................   9,675     263,740
    Hope Bancorp, Inc...................................... 243,506   3,525,967
    HopFed Bancorp, Inc....................................   4,907      75,322
    Horace Mann Educators Corp.............................  54,004   2,121,277
    Horizon Bancorp, inc...................................  42,375     710,205
    Houlihan Lokey, Inc....................................  26,633   1,096,747
#   Howard Bancorp, Inc....................................  11,958     190,252
#   Huntington Bancshares, Inc............................. 490,578   7,029,983
    IBERIABANK Corp........................................  65,083   4,848,033
    IF Bancorp, Inc........................................     779      17,348
    Independence Holding Co................................  10,338     374,339
    Independent Bank Corp..................................  43,511   3,413,438
    Independent Bank Corp..................................  34,666     767,159
#   Independent Bank Group, Inc............................  43,782   2,535,416
    Interactive Brokers Group, Inc., Class A...............  78,762   3,891,630

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Intercontinental Exchange, Inc.........................  33,150 $ 2,553,876
    International Bancshares Corp.......................... 118,525   4,586,917
*   INTL. FCStone, Inc.....................................  30,647   1,387,696
    Invesco, Ltd........................................... 171,277   3,718,424
    Investar Holding Corp..................................   8,973     234,106
    Investment Technology Group, Inc.......................  53,366   1,466,498
    Investors Bancorp, Inc................................. 401,537   4,489,184
    Investors Title Co.....................................   1,606     292,292
    James River Group Holdings, Ltd........................  50,397   1,940,284
#   Janus Henderson Group P.L.C............................  96,620   2,373,953
    Jefferies Financial Group, Inc......................... 171,181   3,675,256
    JPMorgan Chase & Co.................................... 550,713  60,038,731
    Kearny Financial Corp.................................. 177,748   2,300,059
    Kemper Corp............................................ 102,089   7,676,072
    Kentucky First Federal Bancorp.........................   2,320      18,328
    KeyCorp................................................ 243,799   4,427,390
    Kingstone Cos., Inc....................................   8,849     150,433
#   Kinsale Capital Group, Inc.............................     415      24,780
    Ladenburg Thalmann Financial Services, Inc.............  58,776     162,810
    Lake Shore Bancorp, Inc................................     102       1,581
    Lakeland Bancorp, Inc..................................  71,856   1,183,468
    Lakeland Financial Corp................................  37,698   1,622,145
    Landmark Bancorp, Inc..................................   3,777     102,923
    Lazard, Ltd., Class A..................................  10,984     436,504
    LCNB Corp..............................................  12,830     217,982
    LegacyTexas Financial Group, Inc.......................  82,173   3,166,126
    Legg Mason, Inc........................................ 142,958   4,034,275
#   LendingClub Corp....................................... 714,325   2,307,270
#   LendingTree, Inc.......................................   3,231     651,660
*   Limestone Bancorp, Inc.................................     755      11,816
    Lincoln National Corp.................................. 111,851   6,732,312
#   Live Oak Bancshares, Inc...............................  37,813     695,759
    Loews Corp............................................. 114,074   5,311,285
    LPL Financial Holdings, Inc............................  43,478   2,678,245
    M&T Bank Corp..........................................  18,558   3,069,679
    Macatawa Bank Corp.....................................  43,455     471,487
    Mackinac Financial Corp................................   7,896     123,178
#   Magyar Bancorp, Inc....................................   1,971      25,032
    Maiden Holdings, Ltd................................... 103,652     363,819
*   Malvern Bancorp, Inc...................................   8,476     172,148
*   Markel Corp............................................   5,644   6,170,247
    MarketAxess Holdings, Inc..............................   5,724   1,200,151
    Marlin Business Services Corp..........................  19,551     519,666
    Marsh & McLennan Cos., Inc.............................   9,400     796,650
    MB Financial, Inc...................................... 103,287   4,584,910
#   MBIA, Inc.............................................. 246,439   2,439,746
    MBT Financial Corp.....................................  25,774     294,081
    Mercantile Bank Corp...................................  20,583     653,716
#   Mercury General Corp...................................  99,210   5,884,145
    Meridian Bancorp, Inc..................................  95,400   1,511,136
#   Meta Financial Group, Inc..............................  44,742   1,129,288
    MetLife, Inc...........................................  56,717   2,336,173
*   MGIC Investment Corp...................................  70,927     866,019
#   Mid Penn Bancorp, Inc..................................   1,913      51,192
    Middlefield Banc Corp..................................   4,043     187,676
#   Midland States Bancorp, Inc............................   2,248      60,629
#   MidSouth Bancorp, Inc..................................  12,800     169,984
    MidWestOne Financial Group, Inc........................   7,774     223,969
*   MMA Capital Management LLC.............................   6,820     172,682

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Moelis & Co., Class A..................................  11,878 $  479,396
     Morgan Stanley......................................... 171,784  7,843,657
     Morningstar, Inc.......................................   4,010    500,448
 #   Mr Cooper Group, Inc...................................  73,344  1,062,755
     MSB Financial Corp.....................................   2,950     55,312
     MSCI, Inc..............................................  18,036  2,712,254
     MutualFirst Financial, Inc.............................  12,571    446,396
 #   MVB Financial Corp.....................................   6,627    121,407
     Nasdaq, Inc............................................  37,150  3,221,276
     National Bank Holdings Corp., Class A..................  52,346  1,767,201
 #   National Bankshares, Inc...............................   7,663    330,888
 *   National Commerce Corp.................................   4,262    158,120
     National General Holdings Corp......................... 153,736  4,283,085
     National Western Life Group, Inc., Class A.............   4,031  1,085,468
     Navient Corp........................................... 403,499  4,672,518
     Navigators Group, Inc. (The)...........................  53,272  3,683,759
 #   NBT Bancorp, Inc.......................................  76,508  2,791,777
     Nelnet, Inc., Class A..................................  55,598  3,129,611
 #   New York Community Bancorp, Inc........................ 197,672  1,893,698
 >>  NewStar Financial, Inc.................................  48,901     12,692
 *   NI Holdings, Inc.......................................   9,441    147,657
 *   Nicholas Financial, Inc................................   8,092     92,249
 #   Nicolet Bankshares, Inc................................     230     12,282
 *   NMI Holdings, Inc., Class A............................ 105,560  2,231,538
 #   Northeast Bancorp......................................   1,342     25,243
     Northeast Community Bancorp, Inc.......................  10,523    133,642
     Northern Trust Corp....................................  25,106  2,361,721
     Northfield Bancorp, Inc................................  88,208  1,161,699
     Northrim BanCorp, Inc..................................   8,737    332,268
 #   Northwest Bancshares, Inc.............................. 199,334  3,217,251
     Norwood Financial Corp.................................   2,461     93,518
 #   Oak Valley Bancorp.....................................   2,523     45,792
     OceanFirst Financial Corp..............................  75,737  1,917,661
 #   Oconee Federal Financial Corp..........................   1,780     43,806
 *   Ocwen Financial Corp...................................  44,269    154,941
     OFG Bancorp............................................  84,358  1,441,678
 #   Ohio Valley Banc Corp..................................   2,002     69,950
     Old Line Bancshares, Inc...............................   9,738    291,556
     Old National Bancorp................................... 272,745  4,868,498
     Old Point Financial Corp...............................   4,109    110,491
     Old Republic International Corp........................ 290,533  6,406,253
 #   Old Second Bancorp, Inc................................  14,324    203,687
 *   On Deck Capital, Inc...................................  49,334    340,405
 *   OneMain Holdings, Inc..................................  41,402  1,180,785
     Oppenheimer Holdings, Inc., Class A....................   9,819    302,032
 #   Opus Bank..............................................  47,385    899,841
     Oritani Financial Corp.................................  71,372  1,042,745
     Orrstown Financial Services, Inc.......................  10,925    221,340
 *   Pacific Mercantile Bancorp.............................  28,291    233,967
 #   Pacific Premier Bancorp, Inc...........................  86,423  2,526,144
 #   PacWest Bancorp........................................ 107,112  4,350,889
 #   Park National Corp.....................................  20,391  1,863,737
     Parke Bancorp, Inc.....................................  10,471    206,698
     Pathfinder Bancorp, Inc................................   1,218     18,666
 #   Patriot National Bancorp, Inc..........................     120      2,448
 #   PB Bancorp, Inc........................................   5,000     55,200
     Peapack Gladstone Financial Corp.......................  27,010    729,000
     Penns Woods Bancorp, Inc...............................   5,950    240,975
     Pennymac Financial Services,Inc........................  43,308    865,727

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
 #   Peoples Bancorp of North Carolina, Inc.................   3,626 $  100,948
     Peoples Bancorp, Inc...................................  30,429  1,041,585
     Peoples Financial Corp.................................   2,200     28,754
     People's United Financial, Inc......................... 191,377  2,996,964
     People's Utah Bancorp..................................   6,750    226,192
 #   Pinnacle Financial Partners, Inc.......................  64,404  3,368,329
     Piper Jaffray Cos......................................  25,441  1,765,097
     PJT Partners, Inc., Class A............................   5,050    228,967
     Plumas Bancorp.........................................   5,164    133,748
     PNC Financial Services Group, Inc. (The)...............  54,544  7,008,359
     Poage Bankshares, Inc..................................   1,106     27,650
     Popular, Inc........................................... 116,807  6,075,132
 #   PRA Group, Inc.........................................  80,154  2,471,949
     Preferred Bank.........................................  19,752  1,015,450
     Premier Financial Bancorp, Inc.........................  15,572    276,247
     Primerica, Inc.........................................  65,640  7,203,334
     Principal Financial Group, Inc......................... 157,281  7,403,217
     ProAssurance Corp......................................  88,968  3,907,475
     Progressive Corp. (The)................................  31,737  2,212,069
 #   Prosperity Bancshares, Inc.............................  75,164  4,887,915
     Protective Insurance Corp., Class A....................   1,285     27,512
     Protective Insurance Corp., Class B....................  13,262    305,689
 *   Provident Bancorp, Inc.................................   7,653    191,555
     Provident Financial Holdings, Inc......................   9,638    166,737
     Provident Financial Services, Inc...................... 116,050  2,831,620
     Prudential Bancorp, Inc................................  10,382    186,565
     Prudential Financial, Inc..............................  51,996  4,876,185
     Pzena Investment Management, Inc., Class A.............   5,580     56,135
     QCR Holdings, Inc......................................  12,266    446,850
     Radian Group, Inc...................................... 118,291  2,270,004
 *   Randolph Bancorp, Inc..................................   4,141     63,274
     Raymond James Financial, Inc...........................  30,435  2,334,060
 *   Regional Management Corp...............................  18,576    536,103
     Regions Financial Corp................................. 533,364  9,051,187
     Reinsurance Group of America, Inc......................  32,455  4,620,618
     RenaissanceRe Holdings, Ltd............................  40,926  4,999,520
     Renasant Corp..........................................  90,570  3,159,082
     Republic Bancorp, Inc., Class A........................  22,425  1,006,210
 *   Republic First Bancorp, Inc............................  23,426    158,125
     Riverview Bancorp, Inc.................................  25,407    215,197
 #   RLI Corp...............................................  42,740  3,159,768
     S&T Bancorp, Inc.......................................  60,545  2,428,460
 *   Safeguard Scientifics, Inc.............................  39,114    334,425
     Safety Insurance Group, Inc............................  26,070  2,171,110
     Salisbury Bancorp, Inc.................................   1,317     52,812
     Sandy Spring Bancorp, Inc..............................  51,873  1,844,085
     Santander Consumer USA Holdings, Inc................... 159,817  2,996,569
     SB Financial Group, Inc................................   4,442     80,533
 #   SB One Bancorp.........................................   5,249    126,658
 *   Seacoast Banking Corp. of Florida......................  41,918  1,102,863
 *   Security National Financial Corp., Class A.............   7,168     40,858
     SEI Investments Co.....................................  15,926    851,245
 *   Select Bancorp, Inc....................................  17,436    214,812
 #   Selective Insurance Group, Inc.........................  79,093  5,129,181
 #   ServisFirst Bancshares, Inc............................  57,776  2,078,780
     Severn Bancorp, Inc....................................   9,402     78,695
     Shore Bancshares, Inc..................................  10,297    165,988
     SI Financial Group, Inc................................  15,503    205,260
 *   Siebert Financial Corp.................................   9,193    126,404

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Sierra Bancorp.........................................  20,552 $  559,631
     Signature Bank.........................................  12,140  1,334,186
     Silvercrest Asset Management Group, Inc., Class A......   7,061    101,537
     Simmons First National Corp., Class A.................. 159,096  4,260,591
 *   SLM Corp............................................... 282,090  2,860,393
 *   SmartFinancial, Inc....................................   1,103     22,435
     Sound Financial Bancorp, Inc...........................   1,602     57,175
     South State Corp.......................................  57,182  3,869,506
 *   Southern First Bancshares, Inc.........................   8,205    294,642
     Southern Missouri Bancorp, Inc.........................   3,268    110,034
     Southern National Bancorp of Virginia, Inc.............  10,322    155,965
     Southside Bancshares, Inc..............................  60,990  1,932,163
     Southwest Georgia Financial Corp.......................   1,854     43,152
 #   State Auto Financial Corp..............................  45,816  1,456,491
     State Bank Financial Corp..............................  54,800  1,401,236
     State Street Corp......................................  29,032  1,995,950
 #   Sterling Bancorp....................................... 366,397  6,587,818
     Stewardship Financial Corp.............................   1,829     18,199
     Stewart Information Services Corp......................  40,609  1,676,339
     Stifel Financial Corp..................................  65,845  3,010,433
     Stock Yards Bancorp, Inc...............................  32,058  1,016,559
     Summit Financial Group, Inc............................   3,088     65,157
     Summit State Bank......................................   4,239     59,346
     SunTrust Banks, Inc....................................  56,151  3,518,422
 *   SVB Financial Group....................................  12,485  2,961,817
     Synchrony Financial.................................... 153,831  4,442,639
     Synovus Financial Corp................................. 131,764  4,949,056
     T Rowe Price Group, Inc................................  20,541  1,992,272
     TCF Financial Corp..................................... 287,991  6,013,252
     TD Ameritrade Holding Corp.............................  15,702    812,107
     Territorial Bancorp, Inc...............................  16,191    441,043
     Teton Advisors, Inc., Class A..........................      39      2,074
 *   Texas Capital Bancshares, Inc..........................  47,214  3,079,769
 #   TFS Financial Corp.....................................  44,220    650,476
 *   Third Point Reinsurance, Ltd........................... 112,123  1,240,080
     Timberland Bancorp, Inc................................   6,154    178,589
     Tiptree, Inc...........................................  72,177    425,123
 #   Tompkins Financial Corp................................  19,937  1,457,993
     Torchmark Corp.........................................  32,915  2,786,584
     Towne Bank............................................. 120,375  3,386,149
     Travelers Cos., Inc. (The).............................  45,416  5,682,904
     TriCo Bancshares.......................................  44,405  1,599,468
 #   TriState Capital Holdings, Inc.........................  34,263    864,113
 #   Triumph Bancorp, Inc...................................  35,203  1,262,380
     TrustCo Bank Corp. NY.................................. 195,240  1,462,348
 #   Trustmark Corp......................................... 121,009  3,727,077
     Two River Bancorp......................................   7,907    122,638
     U.S. Bancorp........................................... 110,257  5,763,133
 #   UMB Financial Corp.....................................  53,315  3,404,163
     Umpqua Holdings Corp................................... 254,969  4,895,405
     Union Bankshares Corp.................................. 115,661  3,948,667
     Union Bankshares, Inc..................................   2,000     94,900
     United Bancorp, Inc....................................   1,000     12,890
     United Bancshares, Inc.................................   2,040     44,370
 #   United Bankshares, Inc................................. 130,459  4,327,325
     United Community Banks, Inc............................ 129,351  3,216,959
     United Community Financial Corp........................  90,422    827,361
     United Financial Bancorp, Inc..........................  84,817  1,310,423
     United Fire Group, Inc.................................  31,660  1,704,258

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
FINANCIALS -- (Continued)
#   United Insurance Holdings Corp.........................  61,292 $    1,208,678
    United Security Bancshares.............................  20,773        222,687
    Unity Bancorp, Inc.....................................  12,281        259,989
    Universal Insurance Holdings, Inc......................  77,807      3,266,338
    Univest Corp. of Pennsylvania..........................  44,366      1,107,375
    Unum Group............................................. 115,811      4,199,307
#   Valley National Bancorp................................ 176,057      1,757,049
    Value Line, Inc........................................   3,839         96,935
#   Veritex Holdings, Inc..................................  22,131        521,406
#   Virtu Financial, Inc., Class A.........................   4,012         95,165
#   Virtus Investment Partners, Inc........................  11,483      1,140,721
    Voya Financial, Inc....................................  89,305      3,907,987
#   Waddell & Reed Financial, Inc., Class A................ 131,775      2,512,949
    Walker & Dunlop, Inc...................................  57,605      2,417,106
    Washington Federal, Inc................................ 123,725      3,484,096
    Washington Trust Bancorp, Inc..........................  22,030      1,131,240
    Waterstone Financial, Inc..............................  42,994        702,522
    Webster Financial Corp.................................  79,799      4,695,373
    Wellesley Bank.........................................   1,322         42,595
    Wells Fargo & Co....................................... 846,080     45,036,838
    WesBanco, Inc..........................................  87,747      3,518,655
    West Bancorporation, Inc...............................  20,480        450,355
#   Westamerica Bancorporation.............................  35,816      2,084,849
*   Western Alliance Bancorp............................... 100,445      4,845,467
    Western New England Bancorp, Inc.......................  44,846        450,254
    Westwood Holdings Group, Inc...........................  13,918        589,427
    White Mountains Insurance Group, Ltd...................   5,570      4,938,752
    Willis Towers Watson P.L.C.............................  11,190      1,601,960
    Wintrust Financial Corp................................  78,278      5,960,087
#   WisdomTree Investments, Inc............................  91,833        713,542
#   World Acceptance Corp..................................  15,329      1,555,740
    WR Berkley Corp........................................  69,391      5,266,777
    WSFS Financial Corp....................................  42,771      1,819,051
    WVS Financial Corp.....................................   1,627         21,964
#   Zions Bancorp NA.......................................  92,831      4,367,699
                                                                    --------------
TOTAL FINANCIALS...........................................          1,137,543,929
                                                                    --------------
HEALTHCARE -- (8.4%)
    Abbott Laboratories.................................... 124,325      8,570,965
*   ABIOMED, Inc...........................................   2,919        995,963
#   Acadia Healthcare Co., Inc............................. 131,293      5,448,659
*   Accuray, Inc...........................................  19,449         87,326
    Aceto Corp.............................................  40,302         82,619
*   Achillion Pharmaceuticals, Inc......................... 196,899        563,131
#   Aclaris Therapeutics, Inc..............................   2,503         29,761
#   Acorda Therapeutics, Inc...............................  85,060      1,625,497
*   Addus HomeCare Corp....................................  19,099      1,250,985
*   Aduro Biotech, Inc.....................................   3,700         15,688
#   Adverum Biotechnologies, Inc...........................  44,564        187,169
#   Aeglea BioTherapeutics, Inc............................   7,852         67,763
    Aetna, Inc.............................................  24,842      4,928,653
    Agilent Technologies, Inc..............................  19,010      1,231,658
#   Agios Pharmaceuticals, Inc.............................   4,759        300,103
*   Akorn, Inc.............................................  19,009        126,790
*   Albireo Pharma, Inc....................................     930         24,840
#   Alder Biopharmaceuticals, Inc..........................  43,049        546,722
*   Alexion Pharmaceuticals, Inc...........................   7,848        879,525
#   Alkermes P.L.C.........................................   9,386        383,230
    Allergan P.L.C.........................................  38,459      6,076,907

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 HEALTHCARE -- (Continued)
 *   Allied Healthcare Products, Inc........................   2,435 $    5,260
 *   Allscripts Healthcare Solutions, Inc................... 256,424  3,054,010
 #   Alnylam Pharmaceuticals, Inc...........................  10,076    810,413
 #   Alphatec Holdings, Inc.................................   5,803     17,409
 #   Alpine Immune Sciences, Inc............................   5,080     23,520
 #   AMAG Pharmaceuticals, Inc..............................  20,497    440,686
 #   Amedisys, Inc..........................................  34,022  3,742,420
 *   American Shared Hospital Services......................     900      2,835
     AmerisourceBergen Corp.................................   5,303    466,664
     Amgen, Inc.............................................  26,868  5,179,882
 #   Amicus Therapeutics, Inc...............................  23,629    264,172
 #   AMN Healthcare Services, Inc...........................  81,669  4,134,085
 #   Amneal Pharmaceuticals, Inc............................  79,043  1,458,343
 *   Amphastar Pharmaceuticals, Inc.........................  57,623  1,034,333
 *   AngioDynamics, Inc.....................................  62,862  1,284,271
 #   ANI Pharmaceuticals, Inc...............................  17,570    852,672
 *   Anika Therapeutics, Inc................................  24,200    865,392
     Anthem, Inc............................................  28,912  7,967,280
 #   Apollo Endosurgery, Inc................................   9,849     55,942
 *   Applied Genetic Technologies Corp......................  14,385     90,338
 *   Aptevo Therapeutics, Inc...............................  31,842    107,308
 #   Aratana Therapeutics, Inc..............................  20,517    121,871
 *   Ardelyx, Inc...........................................  33,891     93,200
 #   Arena Pharmaceuticals, Inc.............................  37,140  1,324,412
 #   Assertio Therapeutics, Inc.............................  86,148    418,249
 #   Atara Biotherapeutics, Inc.............................   9,563    326,768
 *   athenahealth, Inc......................................   4,256    542,810
     Atrion Corp............................................   1,718  1,171,985
 #   Audentes Therapeutics, Inc.............................   5,446    153,577
 *   Avanos Medical, Inc....................................  87,029  4,925,841
     Baxter International, Inc..............................  23,654  1,478,612
     Becton Dickinson and Co................................  10,187  2,348,103
 *   Biogen, Inc............................................   6,870  2,090,335
 *   BioMarin Pharmaceutical, Inc...........................   6,298    580,487
 *   Bio-Rad Laboratories, Inc., Class A....................  10,509  2,867,381
 *   Bio-Rad Laboratories, Inc., Class B....................   1,277    348,334
 #   BioScrip, Inc..........................................  81,791    219,200
 *   BioSpecifics Technologies Corp.........................   5,511    337,659
     Bio-Techne Corp........................................  10,652  1,786,553
 *   BioTelemetry, Inc......................................  17,538  1,018,958
 #   Bluebird Bio, Inc......................................   4,569    524,064
 *   Boston Scientific Corp.................................  33,151  1,198,077
 *   Bovie Medical Corp.....................................  10,506     55,367
 *   Brookdale Senior Living, Inc........................... 688,919  6,152,047
     Bruker Corp............................................  22,783    713,791
 *   Caladrius Biosciences, Inc.............................   2,017      9,419
 *   Cambrex Corp...........................................  55,521  2,958,714
     Cantel Medical Corp....................................  13,413  1,061,639
 #   Capital Senior Living Corp.............................  46,993    422,937
     Cardinal Health, Inc...................................  11,763    595,208
 *   Castlight Health, Inc., Class B........................   1,700      4,199
 *   Catalent, Inc..........................................  39,138  1,578,827
 *   Celldex Therapeutics, Inc.............................. 315,513     99,229
 *   Cellular Biomedicine Group, Inc........................   2,512     31,953
 *   Centene Corp...........................................  50,216  6,544,149
 *   Cerner Corp............................................  22,075  1,264,456
 *   Charles River Laboratories International, Inc..........  19,576  2,384,748
     Chemed Corp............................................   5,063  1,540,823
 #   ChemoCentryx, Inc......................................   5,042     54,554

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 HEALTHCARE -- (Continued)
 *   Chimerix, Inc..........................................  72,636 $  253,500
     Cigna Corp.............................................  18,390  3,931,966
 *   Civitas Solutions, Inc.................................  17,180    248,423
 *   Clearside Biomedical, Inc..............................   1,737      9,415
 #   Community Health Systems, Inc.......................... 185,869    587,346
 #   Computer Programs & Systems, Inc.......................   9,900    247,500
 *   Concert Pharmaceuticals, Inc...........................  34,308    511,875
     CONMED Corp............................................  37,165  2,506,036
 #   Cooper Cos., Inc. (The)................................   4,843  1,250,995
 #   Corcept Therapeutics, Inc..............................  25,639    301,258
 *   CorVel Corp............................................  13,794    799,500
 #   Corvus Pharmaceuticals, Inc............................   1,733     13,153
 *   Cross Country Healthcare, Inc..........................  46,998    414,992
 *   CryoLife, Inc..........................................  51,939  1,609,070
 *   Cumberland Pharmaceuticals, Inc........................  30,478    164,581
 #   Cutera, Inc............................................   8,986    182,416
     CVS Health Corp........................................ 102,304  7,405,787
 #   Cyclacel Pharmaceuticals, Inc..........................   2,700      3,510
     Danaher Corp...........................................  40,474  4,023,116
 *   DaVita, Inc............................................  43,264  2,913,398
     DENTSPLY SIRONA, Inc...................................  33,760  1,169,109
 #   Dermira, Inc...........................................   5,231     65,649
 *   DexCom, Inc............................................   3,531    468,811
     Digirad Corp...........................................  16,700     20,792
 #   Diplomat Pharmacy, Inc................................. 100,895  2,001,757
 #   Eagle Pharmaceuticals, Inc.............................   2,065    101,681
 *   Electromed, Inc........................................   3,600     23,184
 *   Emergent BioSolutions, Inc.............................  71,251  4,359,849
 *   Enanta Pharmaceuticals, Inc............................  12,298    948,914
     Encompass Health Corp..................................  22,197  1,493,858
 *   Endo International P.L.C............................... 276,093  4,677,015
     Ensign Group, Inc. (The)...............................  76,323  2,827,004
 *   Enzo Biochem, Inc......................................  63,830    211,916
 #   Evolent Health, Inc., Class A..........................  99,567  2,210,387
 #   Exact Sciences Corp....................................   5,393    383,173
 *   Exelixis, Inc..........................................   2,843     39,432
 *   Express Scripts Holding Co.............................  71,160  6,900,385
 #   FibroGen, Inc..........................................   3,323    142,457
 #   Five Prime Therapeutics, Inc...........................  40,466    491,257
 *   Five Star Senior Living, Inc...........................  42,228     29,560
 #   Flexion Therapeutics, Inc..............................   4,425     59,915
 *   FONAR Corp.............................................   8,796    217,613
 #   Fulgent Genetics, Inc..................................   5,510     19,616
     Gilead Sciences, Inc...................................  60,687  4,137,640
 #   Global Blood Therapeutics Inc..........................   9,434    331,039
 *   Globus Medical, Inc., Class A..........................  33,409  1,765,666
 *   Haemonetics Corp.......................................  34,316  3,584,993
 *   Halozyme Therapeutics, Inc.............................   3,028     47,025
 *   Hanger, Inc............................................  38,027    709,584
 *   Harvard Bioscience, Inc................................  53,799    213,044
 *   HealthEquity, Inc......................................   6,174    566,773
     HealthStream, Inc......................................  46,827  1,232,018
 #   Henry Schein, Inc......................................  17,288  1,434,904
 #   Heska Corp.............................................   3,188    319,501
     Hill-Rom Holdings, Inc.................................  32,197  2,707,124
 *   HMS Holdings Corp...................................... 109,174  3,146,395
 #   Hologic, Inc...........................................  56,601  2,206,873
 #   Horizon Pharma P.L.C................................... 270,695  4,929,356
     Humana, Inc............................................  15,046  4,820,889

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   ICU Medical, Inc.......................................   7,606 $ 1,937,476
*   IDEXX Laboratories, Inc................................   2,498     529,876
#   Immunomedics Inc.......................................   6,825     153,767
*   Incyte Corp............................................   2,122     137,548
#   Infinity Pharmaceuticals, Inc..........................  31,444      62,888
*   InfuSystem Holdings, Inc...............................  10,768      33,165
*   Innoviva, Inc..........................................  10,897     152,122
*   Inogen, Inc............................................   6,718   1,273,531
#   Inovalon Holdings, Inc., Class A.......................  10,048      94,552
#   Insulet Corp...........................................   2,455     216,556
*   Integer Holdings Corp..................................  37,836   2,817,647
#   Integra LifeSciences Holdings Corp.....................  16,241     870,030
#   Intra-Cellular Therapies, Inc..........................  63,557   1,079,198
#   IntriCon Corp..........................................   6,777     283,821
#   Invacare Corp..........................................  62,068     801,919
#   Ionis Pharmaceuticals, Inc.............................   8,575     424,891
#   Iovance Biotherapeutics, Inc...........................   2,907      26,396
*   IQVIA Holdings, Inc....................................  21,250   2,612,262
#   iRadimed Corp..........................................   3,451      86,137
*   IRIDEX Corp............................................   4,733      24,564
*   Jazz Pharmaceuticals P.L.C.............................   4,993     792,988
    Johnson & Johnson......................................  93,489  13,087,525
*   Jounce Therapeutics, Inc...............................   4,100      16,564
#   K2M Group Holdings, Inc................................   1,500      41,070
*   Karyopharm Therapeutics, Inc...........................   6,200      65,348
    Kewaunee Scientific Corp...............................   2,037      58,258
*   Kindred Biosciences, Inc...............................  52,740     766,840
*   Laboratory Corp. of America Holdings...................  15,677   2,516,942
#   Lannett Co., Inc.......................................  21,420      78,397
*   Lantheus Holdings, Inc.................................   9,348     130,592
#   LeMaitre Vascular, Inc.................................  22,283     594,956
#   LHC Group, Inc.........................................  47,408   4,334,513
*   LifePoint Health, Inc..................................  71,791   4,656,364
#   Ligand Pharmaceuticals, Inc............................   3,504     577,494
#   Lipocine, Inc..........................................  16,133      22,586
*   LivaNova P.L.C.........................................  28,370   3,177,156
#   Loxo Oncology, Inc.....................................   1,231     187,924
    Luminex Corp...........................................  52,624   1,513,992
*   MacroGenics, Inc.......................................  18,405     302,946
#   Madrigal Pharmaceuticals, Inc..........................     355      67,755
*   Magellan Health, Inc...................................  42,946   2,794,067
#   Mallinckrodt P.L.C.....................................  87,224   2,185,833
*   Masimo Corp............................................  13,193   1,525,111
    McKesson Corp..........................................  15,324   1,911,822
#   Medidata Solutions, Inc................................   2,084     146,505
*   MEDNAX, Inc............................................  30,396   1,255,051
*   Medpace Holdings, Inc..................................  35,049   1,826,053
    Medtronic P.L.C........................................  68,039   6,111,263
*   MEI Pharma, Inc........................................  20,418      68,196
#   Melinta Therapeutics, Inc..............................  32,993      86,772
    Merck & Co., Inc....................................... 149,737  11,022,141
    Meridian Bioscience, Inc...............................  66,233   1,073,637
*   Merit Medical Systems, Inc.............................  66,660   3,807,619
#   Merrimack Pharmaceuticals, Inc.........................  18,817      73,198
*   Micron Solutions, Inc..................................   1,153       4,001
*   Minerva Neurosciences, Inc.............................  58,093     637,280
#   Mirati Therapeutics, Inc...............................   2,383      89,053
*   Misonix, Inc...........................................   3,363      55,826
#   Molecular Templates, Inc...............................   5,809      24,863

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
#   Molina Healthcare, Inc.................................  27,785 $ 3,522,304
*   Momenta Pharmaceuticals, Inc...........................  78,565     982,848
*   Mylan NV...............................................  66,851   2,089,094
*   Myriad Genetics, Inc...................................  94,309   4,246,734
#   NantHealth, Inc........................................   4,017       6,226
    National HealthCare Corp...............................  17,845   1,419,213
    National Research Corp., Class A.......................  17,003     646,964
*   Natus Medical, Inc.....................................  40,962   1,223,945
*   Neogen Corp............................................   9,944     603,800
*   Neurocrine Biosciences, Inc............................   5,994     642,257
*   NextGen Healthcare, Inc................................  88,381   1,305,387
#   NuVasive, Inc..........................................  80,025   4,495,004
*   Nuvectra Corp..........................................  12,465     249,425
#   Omnicell, Inc..........................................  46,914   3,316,820
*   OncoMed Pharmaceuticals Inc............................   4,366       7,160
*   Ophthotech Corp........................................  17,930      40,522
#   OPKO Health, Inc.......................................  61,080     206,450
*   OraSure Technologies, Inc..............................  54,093     751,893
*   Orthofix Medical, Inc..................................  25,050   1,523,541
#   Otonomy, Inc...........................................  32,638      76,047
#   Ovid therapeutics, Inc.................................     100         513
#   Owens & Minor, Inc..................................... 156,412   1,235,655
*   Pacira Pharmaceuticals, Inc............................   8,888     434,534
#   Patterson Cos., Inc....................................  31,591     713,325
#   PDL BioPharma, Inc..................................... 568,181   1,414,771
#   Penumbra, Inc..........................................   1,533     208,488
#   PerkinElmer, Inc.......................................  14,615   1,263,905
#   Perrigo Co. P.L.C......................................  21,021   1,477,776
*   Pfenex, Inc............................................  33,518     133,066
    Pfizer, Inc............................................ 446,979  19,246,916
    Phibro Animal Health Corp., Class A....................   9,527     408,899
*   PRA Health Sciences, Inc...............................  11,768   1,139,966
#   Premier, Inc., Class A.................................  37,841   1,702,845
#   Prestige Consumer Healthcare, Inc......................  84,025   3,038,344
    ProPhase Labs, Inc.....................................      98         294
*   Prothena Corp. P.L.C...................................   2,394      29,686
*   Providence Service Corp. (The).........................  24,996   1,651,986
*   PTC Therapeutics, Inc..................................  17,954     691,588
    Quest Diagnostics, Inc.................................  28,929   2,722,508
*   Quidel Corp............................................  27,966   1,799,892
#   Quorum Health Corp.....................................  38,186     151,980
*   Ra Pharmaceuticals, Inc................................   2,014      28,840
*   RadNet, Inc............................................  29,019     429,481
*   Regeneron Pharmaceuticals, Inc.........................   4,715   1,599,517
#   REGENXBIO, Inc.........................................   3,290     219,344
#   Repligen Corp..........................................  53,489   2,900,174
    ResMed, Inc............................................   9,930   1,051,786
#   Retrophin, Inc.........................................  29,314     752,197
*   RTI Surgical, Inc......................................  94,419     432,439
#   Sage Therapeutics, Inc.................................     606      77,980
#   Sangamo Therapeutics, Inc..............................   7,171      90,857
#   Sarepta Therapeutics, Inc..............................   1,206     161,315
*   SeaSpine Holdings Corp.................................  20,136     345,735
#   Seattle Genetics, Inc..................................   7,900     443,427
*   Select Medical Holdings Corp........................... 248,414   4,118,704
#   Sierra Oncology, Inc...................................  12,257      20,959
    Simulations Plus, Inc..................................   8,722     176,272
#   Spectrum Pharmaceuticals, Inc..........................  27,198     323,656
*   STAAR Surgical Co......................................   2,348      94,178

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
#   Stemline Therapeutics, Inc.............................   9,125 $    136,693
    STERIS P.L.C...........................................  10,617    1,160,544
    Stryker Corp...........................................   3,918      635,578
#   Supernus Pharmaceuticals, Inc..........................  22,318    1,061,444
*   Surmodics, Inc.........................................  21,529    1,365,584
#   Syndax Pharmaceuticals, Inc............................  30,831      148,297
#   Syneos Health, Inc.....................................  70,272    3,206,511
#   Synlogic, Inc..........................................   4,610       36,465
#   Taro Pharmaceutical Industries, Ltd....................   9,122      907,730
    Teleflex, Inc..........................................   6,181    1,488,014
#   Tenet Healthcare Corp..................................  90,168    2,320,023
#   Tetraphase Pharmaceuticals, Inc........................  36,940       75,727
    Thermo Fisher Scientific, Inc..........................  24,658    5,761,342
#   Tivity Health, Inc.....................................  48,591    1,672,016
#   Tracon Pharmaceuticals, Inc............................  15,747       22,046
*   Triple-S Management Corp., Class B.....................  44,933      771,050
#   Ultragenyx Pharmaceutical Inc..........................   1,216       58,915
*   United Therapeutics Corp...............................  36,283    4,022,333
    UnitedHealth Group, Inc................................  74,301   19,418,566
    Universal Health Services, Inc., Class B...............  16,415    1,995,407
    US Physical Therapy, Inc...............................  13,395    1,440,230
    Utah Medical Products, Inc.............................   4,195      365,720
#   Vanda Pharmaceuticals Inc..............................   9,639      182,852
#   Varex Imaging Corp.....................................  54,091    1,404,202
*   Varian Medical Systems, Inc............................   7,690      917,955
#   VBI Vaccines, Inc......................................  24,621       42,594
*   Veeva Systems, Inc., Class A...........................   7,185      656,350
#   Verastem, Inc..........................................  17,311       87,767
*   Vical, Inc.............................................   2,511        3,063
*   Waters Corp............................................   5,244      994,734
*   WellCare Health Plans, Inc.............................  10,948    3,021,539
    West Pharmaceutical Services, Inc......................   7,855      832,002
#   Wright Medical Group NV................................  20,811      561,481
*   XBiotech, Inc..........................................   2,861       11,158
#   Xencor, Inc............................................  17,020      556,894
#   Zafgen, Inc............................................  26,778      260,014
    Zimmer Biomet Holdings, Inc............................  13,267    1,506,999
*   Zynerba Pharmaceuticals, Inc...........................   6,156       32,381
                                                                    ------------
TOTAL HEALTHCARE...........................................          423,562,219
                                                                    ------------
INDUSTRIALS -- (14.5%)
#   AAON, Inc..............................................  37,376    1,289,098
    AAR Corp...............................................  44,341    2,109,745
#   ABM Industries, Inc.................................... 116,432    3,580,284
*   Acacia Research Corp...................................  23,539       77,208
    ACCO Brands Corp....................................... 191,362    1,544,291
    Acme United Corp.......................................   1,921       33,349
#   Actuant Corp., Class A.................................  77,976    1,859,728
#   Acuity Brands, Inc.....................................  15,037    1,889,249
*   Advanced Disposal Services, Inc........................ 102,847    2,786,125
    Advanced Drainage Systems, Inc.........................  20,674      574,530
#   AECOM.................................................. 197,010    5,740,871
*   Aegion Corp............................................  64,473    1,248,197
*   AeroCentury Corp.......................................   1,149       16,534
#   Aerojet Rocketdyne Holdings, Inc.......................  30,627    1,081,746
#   Aerovironment, Inc.....................................  34,221    3,078,863
    AGCO Corp..............................................  90,909    5,094,540
*   Air Industries Group...................................   1,000        1,200
    Air Lease Corp......................................... 161,879    6,167,590

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 *   Air Transport Services Group, Inc...................... 119,416 $2,340,554
     Aircastle, Ltd......................................... 136,246  2,647,260
     Alamo Group, Inc.......................................  16,351  1,401,608
 #   Alaska Air Group, Inc..................................  41,202  2,530,627
     Albany International Corp., Class A....................  43,048  3,012,499
 #   Allegiant Travel Co....................................  18,843  2,150,740
 #   Allegion P.L.C.........................................  10,433    894,421
     Allied Motion Technologies, Inc........................  17,836    778,720
     Allison Transmission Holdings, Inc.....................  40,489  1,784,755
 *   Alpha Pro Tech, Ltd....................................   2,600      8,840
     Altra Industrial Motion Corp...........................  52,046  1,679,524
     AMERCO.................................................   5,707  1,863,221
 *   Ameresco, Inc., Class A................................  23,626    386,758
 #   American Airlines Group, Inc...........................  40,944  1,436,316
     American Railcar Industries, Inc.......................  23,316  1,630,022
 *   American Woodmark Corp.................................  25,225  1,524,599
     AMETEK, Inc............................................  24,074  1,614,884
 *   AMREP Corp.............................................   6,528     43,476
     AO Smith Corp..........................................  22,300  1,015,319
 #   Apogee Enterprises, Inc................................  46,048  1,662,333
     Applied Industrial Technologies, Inc...................  59,243  3,894,042
 *   ARC Document Solutions, Inc............................  72,114    164,420
     ArcBest Corp...........................................  28,900  1,072,768
     Arconic, Inc...........................................  73,655  1,497,406
 #   Argan, Inc.............................................  31,902  1,404,326
 *   Armstrong Flooring, Inc................................  46,333    720,478
 *   Armstrong World Industries, Inc........................  23,085  1,425,499
 *   Arotech Corp...........................................  34,994     96,583
 *   ASGN, Inc..............................................  68,693  4,607,926
     Astec Industries, Inc..................................  36,737  1,381,679
 *   Astronics Corp.........................................  28,076    818,696
 #   Astronics Corp., Class B...............................  15,054    438,060
 *   Atkore International Group, Inc........................  54,213  1,044,142
 #   Atlas Air Worldwide Holdings, Inc......................  47,195  2,436,206
 #   Avalon Holdings Corp., Class A.........................     400      1,260
 *   Avis Budget Group, Inc.................................  34,309    964,769
 *   Axon Enterprise, Inc...................................  24,218  1,494,735
     AZZ, Inc...............................................  36,002  1,596,689
 #   Babcock & Wilcox Enterprises, Inc...................... 321,476    314,275
     Barnes Group, Inc......................................  61,276  3,468,222
     Barrett Business Services, Inc.........................   5,321    334,797
 #   Beacon Roofing Supply, Inc.............................  87,212  2,434,087
     BG Staffing, Inc.......................................   3,024     78,140
 #   Blue Bird Corp.........................................     642     11,948
 *   BMC Stock Holdings, Inc................................  95,864  1,604,763
     Brady Corp., Class A...................................  66,251  2,669,253
     Briggs & Stratton Corp.................................  94,229  1,369,147
     Brink's Co. (The)......................................  23,702  1,571,917
 *   Builders FirstSource, Inc..............................  92,382  1,143,689
     BWX Technologies, Inc..................................  32,390  1,893,519
 *   CAI International, Inc.................................  33,763    841,036
     Carlisle Cos., Inc.....................................  24,415  2,358,245
 *   Casella Waste Systems, Inc., Class A...................  33,003  1,074,578
     Caterpillar, Inc.......................................  17,734  2,151,489
 *   CBIZ, Inc.............................................. 100,926  2,238,539
 #   CECO Environmental Corp................................  55,638    413,947
 *   Celadon Group, Inc.....................................  49,176    113,597
     CH Robinson Worldwide, Inc.............................   8,795    783,019
 *   Chart Industries, Inc..................................  69,235  4,711,442

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 #   Chicago Rivet & Machine Co.............................     855 $   28,595
 #   Cimpress NV............................................   8,368  1,045,916
 #   Cintas Corp............................................  14,003  2,546,726
 #   CIRCOR International, Inc..............................  28,182    916,197
 *   Civeo Corp............................................. 133,462    380,367
 *   Clean Harbors, Inc.....................................  84,772  5,767,887
 *   Colfax Corp............................................  80,948  2,268,972
     Columbus McKinnon Corp.................................  33,079  1,214,992
     Comfort Systems USA, Inc...............................  54,138  2,895,300
 #   Command Security Corp..................................   5,329     14,868
 *   Commercial Vehicle Group, Inc..........................  61,691    412,713
     CompX International, Inc...............................   2,522     32,887
 *   Continental Building Products, Inc.....................  69,176  1,923,785
 *   Continental Materials Corp.............................      73      1,132
     Copa Holdings SA, Class A..............................  33,054  2,394,101
 *   Copart, Inc............................................  41,131  2,011,717
     Costamare, Inc.........................................  27,274    144,552
 *   CoStar Group, Inc......................................   2,195    793,317
     Covanta Holding Corp................................... 182,391  2,679,324
 *   Covenant Transportation Group, Inc., Class A...........  32,481    812,999
 *   CPI Aerostructures, Inc................................   7,398     50,306
     CRA International, Inc.................................  14,848    625,843
     Crane Co...............................................  27,838  2,423,020
 *   CSW Industrials, Inc...................................  16,758    771,371
     CSX Corp...............................................  93,702  6,452,320
     Cubic Corp.............................................  43,847  2,876,802
     Cummins, Inc...........................................  11,147  1,523,683
     Curtiss-Wright Corp....................................  36,163  3,958,402
     Deere & Co.............................................  24,279  3,288,348
     Delta Air Lines, Inc................................... 110,981  6,073,990
     Deluxe Corp............................................  23,407  1,105,044
 #   DLH Holdings Corp......................................   3,701     19,782
     DMC Global, Inc........................................  22,503    867,491
 #   Donaldson Co., Inc.....................................  20,326  1,042,317
     Douglas Dynamics, Inc..................................  55,465  2,406,626
     Dover Corp.............................................  31,123  2,578,229
 *   Ducommun, Inc..........................................  14,374    534,138
     Dun & Bradstreet Corp. (The)...........................   5,974    849,981
 *   DXP Enterprises, Inc...................................  27,505    874,109
 #   Dycom Industries, Inc..................................  16,219  1,100,946
 *   Eagle Bulk Shipping, Inc...............................   1,785      8,907
     Eastern Co. (The)......................................   7,272    205,798
     Eaton Corp. P.L.C......................................  47,905  3,433,351
 *   Echo Global Logistics, Inc.............................  48,464  1,246,009
     Ecology and Environment, Inc., Class A.................   2,769     35,859
     EMCOR Group, Inc.......................................  65,775  4,668,709
     Emerson Electric Co....................................  31,243  2,120,775
     Encore Wire Corp.......................................  38,921  1,720,308
     EnerSys................................................  55,063  4,381,363
 *   Engility Holdings, Inc.................................  39,601  1,228,819
     Ennis, Inc.............................................  49,744    963,044
     EnPro Industries, Inc..................................  29,781  1,852,378
 #   EnviroStar, Inc........................................   1,100     45,705
     Equifax, Inc...........................................  11,845  1,201,557
     ESCO Technologies, Inc.................................  40,876  2,502,429
     Espey Manufacturing & Electronics Corp.................   3,027     84,756
     Essendant, Inc.........................................  66,917    852,523
 *   Esterline Technologies Corp............................  54,090  6,348,002
 #   ExOne Co. (The)........................................  16,129    106,451

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
     Expeditors International of Washington, Inc............  10,629 $  714,056
     Exponent, Inc..........................................  31,564  1,592,719
 #   Fastenal Co............................................  11,751    604,119
     Federal Signal Corp.................................... 120,548  2,650,851
     FedEx Corp.............................................  27,569  6,074,553
 #   Flowserve Corp.........................................  18,900    867,510
     Fluor Corp.............................................  18,137    795,489
     Forrester Research, Inc................................  15,466    622,970
 #   Fortive Corp...........................................  16,021  1,189,559
     Fortune Brands Home & Security, Inc....................  26,275  1,177,908
     Forward Air Corp.......................................  48,350  2,900,516
 *   Franklin Covey Co......................................  24,297    542,795
     Franklin Electric Co., Inc.............................  67,057  2,844,558
 *   FreightCar America, Inc................................  24,288    347,318
 *   FTI Consulting, Inc....................................  88,006  6,082,095
 *   Gardner Denver Holdings, Inc...........................  14,982    405,413
 #   GATX Corp..............................................  53,633  4,018,721
 *   Genco Shipping & Trading, Ltd..........................   3,414     37,622
 *   Gencor Industries, Inc.................................  15,825    180,089
 *   Generac Holdings, Inc..................................  37,372  1,895,882
     General Dynamics Corp..................................  21,337  3,682,339
     General Electric Co.................................... 303,888  3,069,269
 *   Genesee & Wyoming, Inc., Class A.......................  76,777  6,083,042
 *   Gibraltar Industries, Inc..............................  48,703  1,735,775
     Global Brass & Copper Holdings, Inc....................  20,631    652,352
 *   GMS, Inc...............................................  57,077    938,346
 *   Golden Ocean Group, Ltd................................  14,670    111,639
 *   Goldfield Corp. (The)..................................  30,550    113,035
     Gorman-Rupp Co. (The)..................................  50,017  1,725,586
 *   GP Strategies Corp.....................................  30,847    450,675
     Graco, Inc.............................................  27,822  1,130,408
     Graham Corp............................................  13,470    331,497
     Granite Construction, Inc..............................  59,226  2,707,813
 *   Great Lakes Dredge & Dock Corp......................... 120,895    702,400
 #   Greenbrier Cos., Inc. (The)............................  38,608  1,831,950
     Griffon Corp...........................................  70,633    856,072
     H&E Equipment Services, Inc............................  50,800  1,223,772
     Harris Corp............................................  20,282  3,016,136
 *   Harsco Corp............................................  71,652  1,968,280
 #   Hawaiian Holdings, Inc................................. 105,436  3,649,140
 *   HD Supply Holdings, Inc................................  38,192  1,434,873
 #   Healthcare Services Group, Inc.........................   9,321    378,339
 #   Heartland Express, Inc................................. 138,363  2,693,928
 #   HEICO Corp.............................................  12,235  1,025,660
     HEICO Corp., Class A...................................  28,620  1,907,809
     Heidrick & Struggles International, Inc................  30,459  1,051,140
 *   Herc Holdings, Inc.....................................  52,159  1,672,218
 *   Heritage-Crystal Clean, Inc............................  22,138    508,953
     Herman Miller, Inc..................................... 108,676  3,580,874
 #   Hertz Global Holdings, Inc............................. 117,191  1,611,376
     Hexcel Corp............................................  42,016  2,458,776
 #   Hill International, Inc................................  65,661    185,164
     Hillenbrand, Inc.......................................  82,894  3,970,623
     HNI Corp...............................................  70,785  2,682,044
     Honeywell International, Inc...........................  22,922  3,319,564
 *   Houston Wire & Cable Co................................  24,592    153,700
 *   Hub Group, Inc., Class A...............................  57,010  2,612,198
     Hubbell, Inc...........................................  11,109  1,129,785
 *   Hudson Global, Inc.....................................  87,665    136,757

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 #   Hudson Technologies, Inc...............................  99,206 $   82,212
     Huntington Ingalls Industries, Inc.....................   9,779  2,136,516
     Hurco Cos., Inc........................................  12,670    516,176
 *   Huron Consulting Group, Inc............................  39,844  2,171,100
     Hyster-Yale Materials Handling, Inc....................  18,077  1,092,755
     ICF International, Inc.................................  32,049  2,360,088
     IDEX Corp..............................................  11,576  1,468,068
 *   IES Holdings, Inc......................................  21,406    379,742
     Ingersoll-Rand P.L.C...................................  20,633  1,979,530
 *   InnerWorkings, Inc..................................... 130,422    937,734
 *   Innovative Solutions & Support, Inc....................  16,826     40,719
     Insperity, Inc.........................................  49,422  5,429,007
     Insteel Industries, Inc................................  41,572  1,085,861
     Interface, Inc.........................................  66,241  1,079,066
 #   Intersections, Inc.....................................   3,457     12,238
     ITT, Inc...............................................  71,859  3,628,879
     Jacobs Engineering Group, Inc..........................  42,127  3,163,316
     JB Hunt Transport Services, Inc........................  10,031  1,109,529
 *   JetBlue Airways Corp................................... 351,450  5,879,758
 #   John Bean Technologies Corp............................  11,047  1,148,557
     Johnson Controls International P.L.C...................  99,354  3,176,347
     Kadant, Inc............................................  15,479  1,527,777
     Kaman Corp.............................................  43,398  2,756,641
     Kansas City Southern...................................  28,393  2,894,950
     KAR Auction Services, Inc..............................  58,265  3,317,609
     KBR, Inc............................................... 226,577  4,481,693
     Kelly Services, Inc., Class A..........................  60,699  1,425,820
     Kelly Services, Inc., Class B..........................     700     19,579
     Kennametal, Inc........................................  54,198  1,921,319
 #   KeyW Holding Corp. (The)...............................  59,401    465,110
     Kforce, Inc............................................  48,074  1,481,641
     Kimball International, Inc., Class B...................  80,142  1,319,137
 #   Kirby Corp.............................................  80,439  5,786,782
 #   Knight-Swift Transportation Holdings, Inc.............. 118,834  3,802,688
     Knoll, Inc.............................................  81,955  1,626,807
     Korn/Ferry International...............................  97,003  4,378,715
 #   Kratos Defense & Security Solutions, Inc............... 131,044  1,641,981
     L3 Technologies, Inc...................................  16,970  3,215,306
     Landstar System, Inc...................................  14,702  1,471,523
 *   Lawson Products, Inc...................................  13,445    444,492
 *   LB Foster Co., Class A.................................  13,873    252,211
 #   Lennox International, Inc..............................   7,521  1,586,104
 *   Limbach Holdings, Inc..................................   8,911     84,565
     Lincoln Electric Holdings, Inc.........................  20,483  1,657,280
 #   Lindsay Corp...........................................  12,354  1,181,289
     LS Starrett Co. (The), Class A.........................  14,544     78,828
     LSC Communications, Inc................................  33,103    312,161
     LSI Industries, Inc....................................  46,455    200,686
 *   Lydall, Inc............................................  38,200  1,141,034
 #   Macquarie Infrastructure Corp..........................  11,653    430,578
 #   Manitex International, Inc.............................  18,500    157,990
 #   Manitowoc Co., Inc. (The)..............................  62,953  1,150,781
     ManpowerGroup, Inc.....................................  21,890  1,669,988
     Marten Transport, Ltd..................................  64,483  1,241,943
     Masco Corp.............................................  45,398  1,361,940
 *   Masonite International Corp............................  44,525  2,466,240
 #   MasTec, Inc............................................ 119,034  5,179,169
 *   Mastech Digital, Inc...................................   1,982     12,982
     Matson, Inc............................................  77,030  2,702,212

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
     Matthews International Corp., Class A..................  46,537 $1,936,870
     McGrath RentCorp.......................................  43,845  2,340,885
 #   Mercury Systems, Inc...................................  59,593  2,792,528
 *   Meritor, Inc...........................................  52,570    893,164
 #   Middleby Corp. (The)...................................   9,563  1,073,925
 *   Milacron Holdings Corp................................. 111,799  1,565,186
     Miller Industries, Inc.................................  15,566    376,230
 *   Mistras Group, Inc.....................................  42,126    838,307
     Mobile Mini, Inc.......................................  81,089  3,334,380
     Moog, Inc., Class A....................................  43,144  3,086,953
 *   MRC Global, Inc........................................ 137,564  2,177,638
     MSA Safety, Inc........................................  13,313  1,390,410
     MSC Industrial Direct Co., Inc., Class A...............  24,221  1,963,354
     Mueller Industries, Inc................................  91,613  2,230,777
     Mueller Water Products, Inc., Class A.................. 233,242  2,393,063
 #   Multi-Color Corp.......................................  30,778  1,636,158
 *   MYR Group, Inc.........................................  38,589  1,288,487
 #   National Presto Industries, Inc........................  10,028  1,250,191
     Navigant Consulting, Inc...............................  85,820  1,853,712
 *   Navistar International Corp............................  21,536    721,241
 *   NCI Building Systems, Inc.............................. 117,765  1,442,621
 #   Nexeo Solutions, Inc...................................  14,426    150,752
     Nielsen Holdings P.L.C.................................  25,907    673,064
 *   NL Industries, Inc.....................................  51,658    273,787
 #   NN, Inc................................................  44,788    519,541
 #   Nordson Corp...........................................  12,091  1,483,203
     Norfolk Southern Corp..................................  44,415  7,454,169
     Northrop Grumman Corp..................................  13,622  3,568,283
 *   Northwest Pipe Co......................................  13,935    248,182
 #   NOW, Inc............................................... 178,004  2,285,571
 *   NV5 Global, Inc........................................  17,856  1,394,018
     nVent Electric P.L.C...................................  43,787  1,069,279
     Old Dominion Freight Line, Inc.........................  22,910  2,987,922
 #   Omega Flex, Inc........................................   4,638    280,599
 *   Orion Group Holdings, Inc..............................  35,548    167,787
     Oshkosh Corp...........................................  43,127  2,421,150
     Owens Corning..........................................  79,672  3,766,095
     PACCAR, Inc............................................  35,291  2,018,998
 *   PAM Transportation Services, Inc.......................   7,870    461,339
 *   Pangaea Logistics Solutions, Ltd.......................  22,029     74,458
     Parker-Hannifin Corp...................................  11,561  1,752,994
     Park-Ohio Holdings Corp................................  23,782    786,709
 *   Patrick Industries, Inc................................  38,694  1,683,576
 *   Patriot Transportation Holding, Inc....................   2,586     51,720
     Pentair P.L.C..........................................  71,698  2,878,675
 *   Performant Financial Corp..............................  54,745    113,870
 *   Perma-Fix Environmental Services.......................   2,877     10,846
 *   Perma-Pipe International Holdings, Inc.................   5,730     52,430
 *   PGT Innovations, Inc...................................  85,330  1,728,786
     PICO Holdings, Inc.....................................  33,012    376,997
     Powell Industries, Inc.................................  20,632    601,629
 #   Power Solutions International, Inc.....................   2,041     24,492
     Preformed Line Products Co.............................   6,904    436,333
     Primoris Services Corp.................................  82,712  1,751,013
 *   Proto Labs, Inc........................................  10,838  1,294,599
     Quad/Graphics, Inc.....................................  68,022  1,049,579
     Quanex Building Products Corp..........................  63,811    945,679
 *   Quanta Services, Inc................................... 204,297  6,374,066
 *   Radiant Logistics, Inc.................................  58,067    315,884

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
     Raven Industries, Inc..................................  46,445 $2,019,429
     Raytheon Co............................................  17,714  3,100,659
 *   RBC Bearings, Inc......................................  16,017  2,365,391
     RCM Technologies, Inc..................................  12,068     51,048
     Regal Beloit Corp......................................  57,685  4,136,014
     Republic Services, Inc.................................  38,879  2,825,726
 *   Resideo Technologies, Inc..............................   3,820     80,418
     Resources Connection, Inc..............................  62,952  1,027,377
 #   REV Group, Inc.........................................  58,409    637,242
 *   Rexnord Corp........................................... 150,910  4,045,897
     Robert Half International, Inc.........................  24,849  1,504,110
     Rockwell Collins, Inc..................................  22,351  2,861,375
     Rollins, Inc...........................................  25,198  1,491,722
     Roper Technologies, Inc................................   5,710  1,615,359
     Rush Enterprises, Inc., Class A........................  59,106  2,091,761
     Rush Enterprises, Inc., Class B........................   7,606    274,272
     Ryder System, Inc......................................  83,727  4,630,940
 *   Saia, Inc..............................................  42,288  2,658,224
     Schneider National, Inc., Class B......................   8,478    185,414
     Scorpio Bulkers, Inc...................................  65,525    416,739
 #   Sensata Technologies Holding P.L.C.....................   7,532    353,251
     Servotronics, Inc......................................   1,499     14,465
 *   SIFCO Industries, Inc..................................   4,888     24,125
     Simpson Manufacturing Co., Inc.........................  65,884  3,760,659
 #   SiteOne Landscape Supply, Inc..........................  10,251    697,478
     SkyWest, Inc...........................................  86,946  4,981,136
 #   Snap-on, Inc...........................................  11,787  1,814,491
     Southwest Airlines Co..................................  65,711  3,226,410
 *   SP Plus Corp...........................................  39,895  1,275,044
     Spartan Motors, Inc....................................  48,295    325,025
 *   Sparton Corp...........................................  11,633    144,017
     Spirit AeroSystems Holdings, Inc., Class A.............  24,712  2,076,055
 *   Spirit Airlines, Inc................................... 128,401  6,664,012
 *   SPX Corp...............................................  32,364    948,912
 *   SPX FLOW, Inc..........................................  61,943  2,120,309
     Standex International Corp.............................  18,190  1,475,573
     Stanley Black & Decker, Inc............................  18,154  2,115,304
     Steelcase, Inc., Class A............................... 144,305  2,395,463
 #   Stericycle, Inc........................................  11,451    572,206
 *   Sterling Construction Co., Inc.........................  39,303    446,482
     Sun Hydraulics Corp....................................  34,683  1,609,291
 #   Sunrun, Inc............................................  63,912    783,561
     Systemax, Inc..........................................  34,554  1,116,440
 #   Team, Inc..............................................  65,586  1,305,161
 *   Tecogen, Inc...........................................   4,787     16,994
 *   Teledyne Technologies, Inc.............................  13,270  2,936,386
     Tennant Co.............................................  15,148    925,846
 #   Terex Corp.............................................  96,821  3,232,853
     Tetra Tech, Inc........................................  80,451  5,312,984
 #   Textainer Group Holdings, Ltd..........................  64,325    754,532
     Textron, Inc...........................................  56,647  3,037,979
 *   Thermon Group Holdings, Inc............................  49,953  1,077,986
     Timken Co. (The).......................................  60,233  2,382,215
     Titan International, Inc...............................  78,643    555,220
 *   Titan Machinery, Inc...................................  34,363    489,673
 #   Toro Co. (The).........................................  15,600    878,748
 #   TPI Composites, Inc....................................   7,625    192,608
 *   Transcat, Inc..........................................   7,856    162,698
 *   TransDigm Group, Inc...................................   4,939  1,631,105

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
    TransUnion.............................................  12,705 $    835,354
*   Trex Co., Inc..........................................  28,150    1,725,595
*   TriMas Corp............................................  65,567    1,930,948
*   TriNet Group, Inc......................................  23,797    1,118,221
    Trinity Industries, Inc................................ 221,900    6,335,245
    Triton International, Ltd.............................. 141,024    4,536,742
#   Triumph Group, Inc.....................................  94,316    1,721,267
*   TrueBlue, Inc..........................................  73,050    1,704,256
#   Tutor Perini Corp......................................  74,797    1,159,353
*   Twin Disc, Inc.........................................  17,482      334,431
*   Ultralife Corp.........................................  19,727      133,552
    UniFirst Corp..........................................  17,486    2,610,660
    Union Pacific Corp.....................................  37,939    5,547,441
*   United Continental Holdings, Inc.......................  45,529    3,893,185
*   United Rentals, Inc....................................  27,923    3,352,715
    United Technologies Corp...............................  58,896    7,315,472
#   Univar, Inc............................................  26,399      649,943
    Universal Forest Products, Inc......................... 102,558    2,899,315
    Universal Logistics Holdings, Inc......................  28,372      770,867
#   US Ecology, Inc........................................  27,263    1,906,502
*   USA Truck, Inc.........................................  16,095      316,589
    USG Corp............................................... 108,110    4,564,404
    Valmont Industries, Inc................................  13,308    1,654,317
*   Vectrus, Inc...........................................  18,084      484,651
*   Verisk Analytics, Inc..................................  12,650    1,515,976
*   Veritiv Corp...........................................  16,176      539,308
    Viad Corp..............................................  37,841    1,812,205
#   Vicor Corp.............................................  23,646      948,205
    Virco Manufacturing Corp...............................  21,597       93,515
*   Volt Information Sciences, Inc.........................  81,500      299,920
    VSE Corp...............................................  18,642      584,613
    Wabash National Corp................................... 124,906    1,886,081
*   WABCO Holdings, Inc....................................   8,765      941,799
#   Wabtec Corp............................................  11,888      975,054
#   WageWorks, Inc.........................................  39,496    1,572,336
    Waste Management, Inc..................................  23,011    2,058,794
    Watsco, Inc............................................  11,275    1,670,729
    Watsco, Inc., Class B..................................   1,205      179,244
    Watts Water Technologies, Inc., Class A................  40,033    2,804,312
#   Welbilt, Inc...........................................  28,056      525,208
#   Werner Enterprises, Inc................................ 139,074    4,476,792
*   Wesco Aircraft Holdings, Inc........................... 169,349    1,723,973
*   WESCO International, Inc...............................  86,765    4,353,868
#   Willdan Group, Inc.....................................  11,989      362,068
*   Williams Industrial Services Group, Inc................  14,548       25,459
#   Willis Lease Finance Corp..............................   8,183      283,295
    Woodward, Inc..........................................  35,519    2,615,619
#   WW Grainger, Inc.......................................   7,963    2,261,253
*   XPO Logistics, Inc.....................................  46,284    4,136,864
    Xylem, Inc.............................................  31,203    2,046,293
*   YRC Worldwide, Inc..................................... 319,617    2,640,036
                                                                    ------------
TOTAL INDUSTRIALS..........................................          728,497,406
                                                                    ------------
INFORMATION TECHNOLOGY -- (12.5%)
#   2U, Inc................................................   1,211       76,184
#   3D Systems Corp........................................  11,613      140,285
*   ACI Worldwide, Inc..................................... 142,059    3,564,260
*   ADDvantage Technologies Group, Inc.....................   7,160        9,594
    ADTRAN, Inc............................................  81,476    1,095,037

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Advanced Energy Industries, Inc........................  47,461 $ 2,042,247
#   Advanced Micro Devices, Inc............................  43,684     795,486
*   Agilysys, Inc..........................................  36,408     592,358
*   Akamai Technologies, Inc...............................  17,530   1,266,542
*   Alarm.com Holdings, Inc................................   6,630     294,902
*   ALJ Regional Holdings, Inc.............................  26,775      43,643
    Alliance Data Systems Corp.............................   4,398     906,780
*   Alpha & Omega Semiconductor, Ltd.......................  49,719     460,895
#   Ambarella, Inc.........................................  30,687   1,067,294
    Amdocs, Ltd............................................  14,311     905,457
    American Software, Inc., Class A.......................  34,705     399,455
*   Amkor Technology, Inc.................................. 409,588   2,928,554
    Amphenol Corp., Class A................................  24,270   2,172,165
#   Amtech Systems, Inc....................................  12,576      58,981
    Analog Devices, Inc....................................  26,772   2,241,084
*   Anixter International, Inc.............................  60,506   3,974,639
*   ANSYS, Inc.............................................   7,175   1,073,021
*   Appfolio, Inc., Class A................................   1,601      91,417
    Apple, Inc............................................. 285,245  62,428,721
    Applied Materials, Inc.................................  70,077   2,304,132
#   Applied Optoelectronics, Inc...........................     775      15,213
*   Arista Networks, Inc...................................   8,033   1,850,402
*   ARRIS International P.L.C.............................. 197,941   4,922,793
*   Arrow Electronics, Inc.................................  78,718   5,329,996
*   Aspen Technology, Inc..................................  13,964   1,185,404
    AstroNova, Inc.........................................   7,311     141,249
#   Asure Software, Inc....................................  15,001     167,111
*   Autodesk, Inc..........................................   4,250     549,312
*   Aviat Networks, Inc....................................   9,191     136,119
#   Avid Technology, Inc...................................  28,834     152,820
    Avnet, Inc............................................. 109,967   4,406,378
    AVX Corp............................................... 156,758   2,614,723
*   Aware, Inc.............................................  18,447      70,652
*   Axcelis Technologies, Inc..............................  51,440     887,854
#   AXT, Inc...............................................  67,692     446,090
#   Badger Meter, Inc......................................  34,968   1,717,278
    Bel Fuse, Inc., Class A................................   3,300      61,842
    Bel Fuse, Inc., Class B................................  16,034     352,748
#   Belden, Inc............................................  58,917   3,184,464
    Benchmark Electronics, Inc.............................  89,328   1,950,030
    BK Technologies, Inc...................................   7,900      31,837
#   Black Box Corp.........................................  33,815      29,081
*   Black Knight, Inc......................................  43,727   2,132,566
#   Blackbaud, Inc.........................................  12,179     873,478
    Booz Allen Hamilton Holding Corp.......................  20,056     993,574
*   Bottomline Technologies de, Inc........................  22,107   1,473,210
    Broadcom, Inc..........................................  21,773   4,866,048
    Broadridge Financial Solutions, Inc....................  21,325   2,493,745
#   BroadVision, Inc.......................................   4,752       8,316
    Brooks Automation, Inc................................. 102,978   3,195,407
*   BSQUARE Corp...........................................  22,217      51,099
    CA, Inc................................................  65,881   2,922,481
    Cabot Microelectronics Corp............................  32,974   3,218,922
*   CACI International, Inc., Class A......................  36,014   6,427,058
*   Cadence Design Systems, Inc............................  32,200   1,435,154
#   CalAmp Corp............................................  18,732     373,516
*   Calix, Inc.............................................  98,723     720,678
#   Carbonite, Inc.........................................  21,029     719,402
*   Cardtronics P.L.C., Class A............................  62,007   1,684,110

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Cass Information Systems, Inc..........................  19,003 $ 1,256,098
    CCUR Holdings, Inc.....................................   7,430      28,457
    CDK Global, Inc........................................   8,880     508,291
    CDW Corp...............................................  27,749   2,497,687
*   CEVA, Inc..............................................  26,549     654,167
*   Ciena Corp............................................. 122,365   3,825,130
#   Cirrus Logic, Inc...................................... 103,768   3,885,074
    Cisco Systems, Inc..................................... 447,995  20,495,771
*   Cision, Ltd............................................  11,314     167,334
*   Citrix Systems, Inc....................................  10,116   1,036,587
*   Clearfield, Inc........................................  10,460     125,729
    ClearOne, Inc..........................................   2,766       4,564
    Cognex Corp............................................  35,708   1,529,731
    Cognizant Technology Solutions Corp., Class A..........  20,103   1,387,710
#   Coherent, Inc..........................................   3,708     456,603
    Cohu, Inc..............................................  54,502   1,133,642
*   CommScope Holding Co., Inc.............................  40,238     968,126
    Communications Systems, Inc............................  12,722      36,894
*   CommVault Systems Inc..................................   1,198      69,748
*   Computer Task Group, Inc...............................  23,188     109,679
    Comtech Telecommunications Corp........................  30,405     848,908
*   Conduent, Inc.......................................... 211,329   4,036,384
#   Control4 Corp..........................................  28,522     796,334
*   CoreLogic, Inc.........................................  56,455   2,293,202
    Corning, Inc........................................... 139,894   4,469,613
*   Cray, Inc..............................................  71,074   1,612,669
#   Cree, Inc.............................................. 168,581   6,544,314
#   CSG Systems International, Inc.........................  49,189   1,726,534
    CSP, Inc...............................................   2,269      28,363
    CTS Corp...............................................  64,349   1,717,475
*   CUI Global, Inc........................................   4,403       7,485
*   CyberOptics Corp.......................................   7,973     168,549
#   Cypress Semiconductor Corp............................. 242,616   3,139,451
    Daktronics, Inc........................................  67,520     493,571
#   DASAN Zhone Solutions, Inc.............................  13,943     181,259
*   Data I/O Corp..........................................   3,826      19,092
*   Dell Technologies, Inc., Class V.......................  15,562   1,406,649
#   Diebold Nixdorf, Inc...................................  54,849     213,911
*   Digi International, Inc................................  40,420     468,872
*   Diodes, Inc............................................  90,579   2,734,580
    Dolby Laboratories, Inc., Class A......................  37,536   2,582,852
*   DSP Group, Inc.........................................  29,069     355,514
    DXC Technology Co......................................  83,926   6,112,331
#   Eastman Kodak Co.......................................   7,900      19,276
#   Ebix, Inc..............................................  29,521   1,691,849
*   EchoStar Corp., Class A................................  62,434   2,531,699
*   Edgewater Technology, Inc..............................   8,479      39,427
#   Electro Scientific Industries, Inc.....................  58,356   1,692,324
#   Electronics For Imaging, Inc...........................  64,928   1,977,058
#   Ellie Mae, Inc.........................................   4,929     326,694
*   EMCORE Corp............................................  28,865     142,304
#   Endurance International Group Holdings, Inc............   3,916      38,651
    Entegris, Inc..........................................  97,200   2,579,688
#   Envestnet, Inc.........................................  11,881     618,050
*   EPAM Systems, Inc......................................   9,710   1,160,054
*   ePlus, Inc.............................................  22,973   1,949,948
*   Euronet Worldwide, Inc.................................  17,291   1,922,413
    EVERTEC, Inc...........................................   6,525     170,172
*   Evolving Systems, Inc..................................   2,350       4,395

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   ExlService Holdings, Inc...............................  48,576 $ 3,113,722
*   F5 Networks, Inc.......................................   5,100     893,928
*   Fabrinet...............................................  68,504   2,967,593
*   Fair Isaac Corp........................................   7,907   1,523,758
*   FARO Technologies, Inc.................................  26,510   1,339,815
    Fidelity National Information Services, Inc............  23,092   2,403,877
#   Finisar Corp........................................... 208,181   3,474,541
*   First Data Corp., Class A..............................  17,867     334,828
#   First Solar, Inc.......................................  68,637   2,869,027
#   Fitbit, Inc., Class A.................................. 249,795   1,181,530
*   FleetCor Technologies, Inc.............................   8,593   1,718,858
*   Flex, Ltd.............................................. 137,641   1,081,858
    FLIR Systems, Inc......................................  52,141   2,414,650
*   FormFactor, Inc........................................ 130,869   1,601,837
*   Fortinet, Inc..........................................   7,132     586,108
*   Frequency Electronics, Inc.............................   8,185      90,854
*   Gartner, Inc...........................................  12,003   1,770,683
    Genpact, Ltd...........................................  66,831   1,831,838
    Global Payments, Inc...................................  25,108   2,868,087
    GlobalSCAPE, Inc.......................................  11,862      47,567
*   Globant SA.............................................  11,214     577,297
*   GSE Systems, Inc.......................................  26,843      82,945
*   GSI Technology, Inc....................................  26,474     156,461
#   GTT Communications, Inc................................  42,732   1,534,079
*   Guidewire Software, Inc................................   5,703     507,396
    Hackett Group, Inc. (The)..............................  46,964     961,353
#   Harmonic, Inc.......................................... 180,054     992,098
    Hewlett Packard Enterprise Co.......................... 369,086   5,628,561
    HP, Inc................................................ 122,449   2,955,919
#   HubSpot, Inc...........................................   1,641     222,602
#   Ichor Holdings, Ltd....................................  35,689     633,480
*   ID Systems, Inc........................................   8,720      54,544
#   IEC Electronics Corp...................................   7,468      39,431
#   II-VI, Inc.............................................  85,449   3,181,266
*   Immersion Corp.........................................   3,487      34,905
*   Imperva Inc............................................   1,888     104,501
#   Infinera Corp.......................................... 215,124   1,191,787
*   Information Services Group, Inc........................  25,420     104,476
*   Innodata, Inc..........................................  21,458      30,256
#   Inseego Corp...........................................   6,476      22,860
*   Insight Enterprises, Inc...............................  64,391   3,328,371
*   Integrated Device Technology, Inc......................  42,895   2,007,915
    Intel Corp............................................. 578,019  27,097,531
    InterDigital, Inc......................................  66,074   4,687,950
#   Internap Corp..........................................  16,678     142,930
*   inTEST Corp............................................   8,305      61,042
*   Intevac, Inc...........................................  26,456     126,989
    Intuit, Inc............................................     692     146,012
#   IPG Photonics Corp.....................................  13,262   1,771,140
#   Iteris, Inc............................................  13,000      56,160
*   Itron, Inc.............................................  46,791   2,439,683
    j2 Global, Inc.........................................  32,238   2,348,216
    Jabil, Inc............................................. 259,590   6,419,661
    Jack Henry & Associates, Inc...........................  12,784   1,915,427
    Juniper Networks, Inc..................................  85,447   2,501,034
*   KEMET Corp............................................. 100,050   2,179,089
*   Key Tronic Corp........................................  11,045      80,960
*   Keysight Technologies, Inc.............................  30,814   1,758,863
*   Kimball Electronics, Inc...............................  29,728     546,995

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    KLA-Tencor Corp........................................  17,987 $ 1,646,530
#   Knowles Corp........................................... 239,693   3,878,233
#   Kopin Corp.............................................  98,852     220,440
    Kulicke & Soffa Industries, Inc........................ 127,139   2,584,736
*   KVH Industries, Inc....................................  24,237     299,327
    Lam Research Corp......................................  16,776   2,377,662
*   Lattice Semiconductor Corp............................. 169,515   1,018,785
    Leidos Holdings, Inc...................................  19,844   1,285,494
*   LGL Group, Inc. (The)..................................   2,275      13,878
*   Limelight Networks, Inc................................ 131,814     531,210
    Littelfuse, Inc........................................  11,638   2,108,340
*   LivePerson, Inc........................................   8,095     182,947
*   LiveRamp Holdings, Inc.................................  96,244   4,396,426
    LogMeIn, Inc...........................................  54,740   4,714,209
*   LRAD Corp..............................................   5,386      15,889
#   Lumentum Holdings, Inc.................................  24,866   1,358,927
*   Luna Innovations, Inc..................................  15,206      49,572
*   Luxoft Holding, Inc....................................  14,302     589,671
#   MACOM Technology Solutions Holdings, Inc...............   3,701      52,073
#   MagnaChip Semiconductor Corp...........................  17,121     138,338
#   Manhattan Associates, Inc..............................  20,679     987,215
    ManTech International Corp., Class A...................  46,788   2,680,017
#   Marin Software, Inc....................................   1,125       2,700
    Marvell Technology Group, Ltd.......................... 116,290   1,908,319
    Maxim Integrated Products, Inc.........................  18,551     927,921
    MAXIMUS, Inc...........................................  28,040   1,821,759
#   MaxLinear, Inc.........................................  35,776     694,412
#   Maxwell Technologies, Inc..............................  77,863     228,917
#   Mesa Laboratories, Inc.................................   4,234     773,509
    Methode Electronics, Inc...............................  53,978   1,597,749
#   Microchip Technology, Inc..............................  18,917   1,244,360
*   Micron Technology, Inc................................. 295,915  11,161,914
    Microsoft Corp......................................... 278,222  29,716,892
*   MicroStrategy, Inc., Class A...........................  12,085   1,522,347
*   Mimecast, Ltd..........................................   5,472     190,754
#   MINDBODY, Inc., Class A................................   2,425      77,212
    MKS Instruments, Inc...................................  76,673   5,650,033
*   MoneyGram International, Inc...........................  28,228     119,687
#   Monolithic Power Systems, Inc..........................   6,826     806,287
    Monotype Imaging Holdings, Inc.........................  42,079     737,645
    Motorola Solutions, Inc................................  14,175   1,737,288
#   MTS Systems Corp.......................................  24,693   1,169,214
*   Nanometrics, Inc.......................................  39,517   1,266,915
*   Napco Security Technologies, Inc.......................  18,220     256,355
    National Instruments Corp..............................  35,566   1,741,667
#   NCR Corp...............................................  38,430   1,031,845
#   NeoPhotonics Corp......................................  61,789     494,312
    NetApp, Inc............................................  35,822   2,811,669
*   NETGEAR, Inc...........................................  55,174   3,061,054
#   NetScout Systems, Inc.................................. 118,000   2,980,680
*   NetSol Technologies, Inc...............................   4,255      39,869
    Network-1 Technologies, Inc............................   6,962      18,658
#   New Relic, Inc.........................................     973      86,840
    NIC, Inc...............................................  27,990     372,547
*   Novanta, Inc...........................................  31,778   1,849,797
#   Nuance Communications, Inc............................. 181,990   3,164,806
*   Nutanix, Inc., Class A.................................   2,001      83,062
    NVE Corp...............................................   3,647     308,901
*   Oclaro, Inc............................................ 110,869     911,343

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
 #   Okta, Inc..............................................   3,915 $  228,479
 *   ON Semiconductor Corp.................................. 121,400  2,063,800
 #   OneSpan, Inc...........................................  52,987    777,584
 *   Optical Cable Corp.....................................   6,626     31,474
     Oracle Corp............................................ 141,867  6,928,784
 *   OSI Systems, Inc.......................................  25,683  1,776,236
 *   PAR Technology Corp....................................  21,188    375,028
     Park Electrochemical Corp..............................  31,762    560,917
 #   Paycom Software, Inc...................................  15,395  1,927,454
 *   Paylocity Holding Corp.................................   1,942    127,764
 *   PayPal Holdings, Inc...................................  38,237  3,219,173
     PC Connection, Inc.....................................  38,027  1,260,215
 #   PCM, Inc...............................................  19,029    359,077
     PC-Tel, Inc............................................  70,419    311,252
 #   PDF Solutions, Inc.....................................  33,863    270,904
     Pegasystems, Inc.......................................   8,622    461,449
 #   Perceptron, Inc........................................  16,338    129,887
 *   Perficient, Inc........................................  60,810  1,521,466
     Perspecta, Inc.........................................  32,922    806,260
 *   PFSweb, Inc............................................  19,936    141,346
 *   Photronics, Inc........................................ 173,469  1,689,588
 *   Pixelworks, Inc........................................  12,025     50,265
     Plantronics, Inc.......................................  28,633  1,688,488
 *   Plexus Corp............................................  54,278  3,169,835
     Power Integrations, Inc................................  27,257  1,535,114
     Presidio, Inc..........................................  12,683    169,952
 *   PRGX Global, Inc.......................................  28,843    247,473
     Progress Software Corp.................................  53,908  1,732,603
 #   Proofpoint, Inc........................................     879     79,945
 *   PTC, Inc...............................................   4,999    411,968
 *   Pure Storage, Inc., Class A............................   9,037    182,367
     QAD, Inc., Class A.....................................  13,691    580,909
     QAD, Inc., Class B.....................................   2,342     73,164
 *   Qorvo, Inc.............................................  18,804  1,382,282
 #   QUALCOMM, Inc.......................................... 106,996  6,728,978
 *   Qualstar Corp..........................................   1,082      6,925
 *   Qualys, Inc............................................   9,699    690,957
 #   Quantenna Communications, Inc..........................   9,692    174,068
 *   Qumu Corp..............................................  10,312     23,924
 *   Rambus, Inc............................................ 157,538  1,372,156
 *   RealNetworks, Inc...................................... 165,277    348,734
 #   RealPage, Inc..........................................   6,900    365,700
     RF Industries, Ltd.....................................   7,730     59,985
 *   Ribbon Communications, Inc............................. 109,100    741,880
     Richardson Electronics, Ltd............................  15,984    122,118
 *   RingCentral, Inc., Class A.............................   1,303    101,282
 #   Rogers Corp............................................  25,642  3,155,505
 *   Rubicon Project, Inc. (The)............................  69,201    235,975
 *   Rudolph Technologies, Inc..............................  59,520  1,237,421
     Sabre Corp.............................................   4,028     99,290
 *   Sanmina Corp........................................... 136,798  3,460,989
     Sapiens International Corp. NV.........................   1,300     14,781
 *   ScanSource, Inc........................................  46,226  1,797,267
     Science Applications International Corp................  10,183    707,820
 *   Seachange International, Inc...........................  69,606    113,458
 #   Seagate Technology P.L.C...............................  26,898  1,082,107
 *   Semtech Corp...........................................  87,919  3,951,080
 #   Sigma Designs, Inc.....................................  73,217     11,795
 *   Silicon Laboratories, Inc..............................  20,531  1,673,892

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
     Skyworks Solutions, Inc................................  22,122 $1,919,305
 #   SolarEdge Technologies, Inc............................  11,233    435,054
 *   SPS Commerce Inc.......................................   1,821    169,517
     SS&C Technologies Holdings, Inc........................  30,610  1,566,008
 #   StarTek, Inc...........................................  22,597    129,029
 *   Steel Connect, Inc.....................................  90,589    185,707
 #   Stratasys, Ltd.........................................  76,918  1,466,057
 *   Super Micro Computer, Inc..............................  84,135  1,102,168
 *   Sykes Enterprises, Inc.................................  78,760  2,415,569
     Symantec Corp..........................................  52,425    951,514
 #   Synacor, Inc...........................................   4,400      7,920
 #   Synaptics, Inc.........................................  56,427  2,118,270
 #   Synchronoss Technologies, Inc..........................  68,298    404,324
     SYNNEX Corp............................................  64,671  5,019,116
 *   Synopsys, Inc..........................................  19,173  1,716,559
 *   Tableau Software, Inc., Class A........................   2,518    268,620
     TE Connectivity, Ltd...................................  30,720  2,316,902
 *   Tech Data Corp.........................................  51,682  3,651,850
 *   Telaria, Inc...........................................  52,689    154,379
 *   Telenav, Inc...........................................  70,286    299,418
 *   Teradata Corp..........................................  44,201  1,608,916
 #   Teradyne, Inc..........................................  35,733  1,231,002
     TESSCO Technologies, Inc...............................  11,533    139,376
     TiVo Corp.............................................. 186,876  2,055,636
     Total System Services, Inc.............................  29,867  2,722,377
 #   Trade Desk, Inc. (The), Class A........................   2,150    265,632
     TransAct Technologies, Inc.............................  10,316    151,645
     Travelport Worldwide, Ltd..............................  46,802    700,158
 *   Trimble, Inc...........................................  20,226    756,048
 *   Trio-Tech International................................   2,616     11,010
 *   TSR, Inc...............................................     722      4,224
     TTEC Holdings, Inc.....................................  43,897  1,093,913
 #   TTM Technologies, Inc.................................. 189,945  2,222,356
 #   Twilio, Inc., Class A..................................   1,622    122,007
 *   Tyler Technologies, Inc................................   3,568    755,203
 #   Ubiquiti Networks, Inc.................................  13,662  1,271,796
 *   Ultimate Software Group, Inc. (The)....................   1,400    373,282
 #   Ultra Clean Holdings, Inc..............................  41,777    439,494
 #   Unisys Corp............................................  16,020    294,928
 #   Universal Display Corp.................................  10,171  1,251,135
 *   Upland Software, Inc...................................   1,629     51,379
 #   Veeco Instruments, Inc................................. 103,434    983,657
 *   Verint Systems, Inc....................................  74,756  3,414,107
 *   VeriSign, Inc..........................................   7,900  1,126,066
     Versum Materials, Inc..................................  10,441    329,518
 #   ViaSat, Inc............................................  36,141  2,304,350
 #   Viavi Solutions, Inc................................... 264,841  3,053,617
 *   Virtusa Corp...........................................  47,406  2,350,864
 #   Vishay Intertechnology, Inc............................ 204,441  3,741,270
 *   Vishay Precision Group, Inc............................  19,686    638,811
     Wayside Technology Group, Inc..........................   4,672     59,475
     Western Digital Corp...................................  43,461  1,871,865
     Western Union Co. (The)................................  46,124    832,077
 *   WEX, Inc...............................................  24,707  4,347,444
 *   Wireless Telecom Group, Inc............................   6,719     11,288
 *   Worldpay, Inc., Class A................................  19,002  1,745,144
     Xerox Corp............................................. 174,772  4,870,896
     Xilinx, Inc............................................  22,883  1,953,522
     Xperi Corp.............................................  61,111    794,443

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Zebra Technologies Corp., Class A......................  16,779 $  2,790,348
*   Zendesk, Inc...........................................   1,720       94,548
*   Zix Corp...............................................  45,198      304,635
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          626,157,868
                                                                    ------------
MATERIALS -- (4.6%)
>>  A Schulman, Inc........................................  40,741       77,815
*   AdvanSix, Inc..........................................  55,531    1,540,430
#   AgroFresh Solutions, Inc...............................   3,131       17,878
    Air Products & Chemicals, Inc..........................   8,814    1,360,441
#   AK Steel Holding Corp..................................  53,042      196,255
#   Albemarle Corp.........................................  10,551    1,046,870
*   Alcoa Corp.............................................  92,407    3,233,321
#   Allegheny Technologies, Inc............................ 140,972    3,649,765
*   American Biltrite, Inc.................................      22       11,561
    American Vanguard Corp.................................  53,072      854,459
*   Ampco-Pittsburgh Corp..................................  20,877       77,454
    AptarGroup, Inc........................................  27,809    2,835,406
    Ashland Global Holdings, Inc...........................  60,236    4,456,259
    Avery Dennison Corp....................................  20,760    1,883,347
*   Axalta Coating Systems, Ltd............................  51,587    1,273,167
    Balchem Corp...........................................  26,488    2,480,601
#   Ball Corp..............................................  25,400    1,137,920
    Bemis Co., Inc.........................................  73,038    3,342,949
*   Berry Global Group, Inc................................  24,019    1,047,709
    Boise Cascade Co.......................................  63,957    1,969,236
    Cabot Corp.............................................  51,907    2,526,833
    Carpenter Technology Corp..............................  83,077    3,622,988
    Celanese Corp..........................................  20,921    2,028,082
#   Century Aluminum Co.................................... 151,050    1,199,337
#   CF Industries Holdings, Inc............................  63,952    3,071,615
    Chase Corp.............................................  10,420    1,123,693
    Chemours Co. (The).....................................  13,148      434,015
*   Clearwater Paper Corp..................................  35,490      856,729
#   Cleveland-Cliffs, Inc.................................. 125,505    1,350,434
*   Coeur Mining, Inc...................................... 215,085    1,028,106
    Commercial Metals Co................................... 217,110    4,138,117
#   Compass Minerals International, Inc....................  51,723    2,509,083
*   Contango ORE, Inc......................................   1,008       19,984
    Core Molding Technologies, Inc.........................  11,901       81,046
#   Crown Holdings, Inc....................................   6,500      274,885
    Domtar Corp............................................ 117,520    5,442,351
    DowDuPont, Inc......................................... 165,235    8,909,471
    Eagle Materials, Inc...................................  26,397    1,949,154
    Eastman Chemical Co....................................  32,930    2,580,066
    Ecolab, Inc............................................   9,795    1,500,104
*   Ferro Corp.............................................  83,574    1,415,744
#   Ferroglobe P.L.C....................................... 156,302      951,879
#   Flotek Industries, Inc.................................  68,822      124,568
    FMC Corp...............................................  14,998    1,171,044
    Freeport-McMoRan, Inc.................................. 281,466    3,279,079
    Friedman Industries, Inc...............................  10,403       91,546
    FutureFuel Corp........................................  60,794      997,022
#   GCP Applied Technologies, Inc..........................  83,770    2,175,507
#   Gold Resource Corp.....................................  66,685      288,746
#   Graphic Packaging Holding Co........................... 252,443    2,779,397
    Greif, Inc., Class A...................................  41,010    1,939,773
    Greif, Inc., Class B...................................   9,363      480,884
    Hawkins, Inc...........................................  16,847      567,070

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 MATERIALS -- (Continued)
     Haynes International, Inc..............................  20,248 $  586,382
 #   HB Fuller Co...........................................  78,151  3,474,593
 #   Hecla Mining Co........................................ 303,533    728,479
     Huntsman Corp.......................................... 125,219  2,739,792
 *   Ingevity Corp..........................................  19,251  1,753,381
     Innophos Holdings, Inc.................................  34,260  1,003,818
     Innospec, Inc..........................................  36,126  2,417,552
 #   International Flavors & Fragrances, Inc................   5,882    850,890
     International Paper Co.................................  40,171  1,822,157
 *   Intrepid Potash, Inc................................... 149,731    591,437
     Kaiser Aluminum Corp...................................  21,204  2,022,225
     KapStone Paper and Packaging Corp...................... 165,613  5,796,455
     KMG Chemicals, Inc.....................................  22,235  1,668,070
 *   Koppers Holdings, Inc..................................  25,873    692,103
 *   Kraton Corp............................................  62,250  1,714,365
     Kronos Worldwide, Inc..................................  90,047  1,263,359
     Louisiana-Pacific Corp................................. 108,144  2,354,295
 *   LSB Industries, Inc....................................  77,418    588,377
     LyondellBasell Industries NV, Class A..................  11,014    983,220
 #   Martin Marietta Materials, Inc.........................   9,888  1,693,617
     Materion Corp..........................................  41,770  2,373,789
 #   McEwen Mining, Inc..................................... 189,521    371,461
     Mercer International, Inc.............................. 113,545  1,727,019
     Minerals Technologies, Inc.............................  53,485  2,928,304
     Mosaic Co. (The)....................................... 156,646  4,846,627
     Myers Industries, Inc..................................  62,972    998,736
     Neenah, Inc............................................  28,287  2,275,972
 #   NewMarket Corp.........................................   1,937    747,605
     Newmont Mining Corp.................................... 135,487  4,189,258
 #   Nexa Resources SA......................................   6,034     67,279
     Northern Technologies International Corp...............   3,755    121,474
     Nucor Corp.............................................  55,655  3,290,324
     Olin Corp.............................................. 184,349  3,723,850
     Olympic Steel, Inc.....................................  28,285    533,455
 *   OMNOVA Solutions, Inc..................................  93,009    687,337
 #   Owens-Illinois, Inc.................................... 199,180  3,121,151
     Packaging Corp. of America.............................  21,650  1,987,687
     PH Glatfelter Co.......................................  69,980  1,252,642
 #   Platform Specialty Products Corp....................... 431,125  4,664,772
     PolyOne Corp...........................................  38,302  1,237,538
     PPG Industries, Inc....................................  12,416  1,304,797
     Quaker Chemical Corp...................................  13,002  2,339,060
 #   Rayonier Advanced Materials, Inc.......................  73,211    906,352
     Reliance Steel & Aluminum Co...........................  86,542  6,829,895
 *   Resolute Forest Products, Inc..........................  34,903    393,357
     Royal Gold, Inc........................................  48,449  3,712,647
     RPM International, Inc.................................  22,108  1,352,346
 *   Ryerson Holding Corp...................................  13,193    121,112
     Schnitzer Steel Industries, Inc., Class A..............  52,437  1,410,555
     Schweitzer-Mauduit International, Inc..................  49,516  1,580,551
 #   Scotts Miracle-Gro Co. (The)...........................  10,869    725,397
 #   Sealed Air Corp........................................  36,593  1,184,149
 #   Sensient Technologies Corp.............................  35,029  2,271,917
     Silgan Holdings, Inc...................................  54,333  1,305,622
     Sonoco Products Co.....................................  76,353  4,167,347
     Southern Copper Corp...................................   2,800    107,352
     Steel Dynamics, Inc....................................  53,925  2,135,430
     Stepan Co..............................................  37,169  3,069,788
 #   Summit Materials, Inc., Class A........................  59,131    798,269

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
MATERIALS -- (Continued)
*   SunCoke Energy, Inc.................................... 166,923 $  1,869,538
#   Synalloy Corp..........................................   9,826      181,683
#   Tecnoglass, Inc........................................   4,328       34,234
#   TimkenSteel Corp.......................................  80,006      930,470
*   Trecora Resources......................................  31,420      339,336
    Tredegar Corp..........................................  39,626      737,044
    Trinseo SA.............................................  14,288      769,837
    Tronox, Ltd., Class A..................................  83,405      954,987
*   UFP Technologies, Inc..................................   5,712      197,178
    United States Lime & Minerals, Inc.....................   7,942      595,729
#   United States Steel Corp...............................  71,718    1,902,679
*   Universal Stainless & Alloy Products, Inc..............   8,597      168,845
#   US Concrete, Inc.......................................  11,663      380,680
    Valhi, Inc.............................................   7,540       15,683
#   Valvoline, Inc.........................................  50,527    1,006,498
*   Verso Corp., Class A...................................  42,767    1,202,180
    Vulcan Materials Co....................................  17,482    1,768,129
    Westlake Chemical Corp.................................  20,570    1,466,641
    WestRock Co............................................ 125,687    5,400,770
    Worthington Industries, Inc............................ 101,581    4,254,212
    WR Grace & Co..........................................  11,437      741,003
                                                                    ------------
TOTAL MATERIALS............................................          229,925,341
                                                                    ------------
REAL ESTATE -- (0.5%)
    Alexander & Baldwin, Inc...............................  82,969    1,621,214
*   Altisource Asset Management Corp.......................   1,120       54,880
#   Altisource Portfolio Solutions SA......................   3,002       75,740
    Capital Properties, Inc., Class A......................     308        4,836
*   CBRE Group, Inc., Class A..............................  33,494    1,349,473
#   CKX Lands, Inc.........................................     465        5,036
#   Consolidated-Tomoka Land Co............................   8,853      512,766
    CorePoint Lodging, Inc.................................  26,764      438,127
#   Five Point Holdings LLC, Class A.......................  11,936       90,713
#   Forestar Group, Inc....................................   5,420       97,560
*   FRP Holdings, Inc......................................  12,520      606,844
    Griffin Industrial Realty, Inc.........................   5,473      192,212
    HFF, Inc., Class A.....................................  21,209      779,431
#   Howard Hughes Corp. (The)..............................  29,979    3,343,258
#   InterGroup Corp. (The).................................     235        7,203
    Jones Lang LaSalle, Inc................................  11,558    1,528,661
#   Kennedy-Wilson Holdings, Inc........................... 232,692    4,416,494
*   Marcus & Millichap, Inc................................  40,486    1,405,674
#   Maui Land & Pineapple Co., Inc.........................   5,786       65,208
*   Rafael Holdings, Inc., Class B.........................  20,949      170,525
    RE/MAX Holdings, Inc., Class A.........................  27,318    1,021,420
#   Realogy Holdings Corp.................................. 130,149    2,481,941
    RMR Group, Inc. (The), Class A.........................     834       63,284
#   St Joe Co. (The).......................................  76,556    1,162,886
*   Stratus Properties, Inc................................  11,167      322,168
#   Tejon Ranch Co.........................................  44,969      854,411
*   Trinity Place Holdings, Inc............................  10,000       53,400
                                                                    ------------
TOTAL REAL ESTATE..........................................           22,725,365
                                                                    ------------
UTILITIES -- (1.0%)
    AES Corp...............................................  68,477      998,395
    ALLETE, Inc............................................   9,015      667,110
    Alliant Energy Corp....................................     106        4,556
#   American States Water Co...............................  15,179      929,258

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
UTILITIES -- (Continued)
#   Aqua America, Inc......................................  21,570 $      701,672
    Artesian Resources Corp., Class A......................   5,487        200,769
    Atlantica Yield PLC....................................  42,696        837,268
    Atmos Energy Corp......................................  12,334      1,148,049
    Avangrid, Inc..........................................  12,994        610,848
#   Avista Corp............................................  20,799      1,069,484
#   Black Hills Corp.......................................  17,263      1,027,148
    California Water Service Group.........................  22,593        948,906
    Chesapeake Utilities Corp..............................   8,754        695,505
#   Clearway Energy, Inc., Class A.........................  10,103        196,200
    Clearway Energy, Inc., Class A.........................  17,750        348,077
#   CMS Energy Corp........................................  17,300        856,696
    Connecticut Water Service, Inc.........................   7,188        496,834
    Consolidated Water Co., Ltd............................  17,333        213,196
    El Paso Electric Co....................................  18,380      1,048,579
    Evergy, Inc............................................  28,535      1,597,675
#   Eversource Energy......................................  15,733        995,270
    Genie Energy, Ltd., Class B............................  24,408        129,362
    Hawaiian Electric Industries, Inc......................  23,207        865,621
    IDACORP, Inc...........................................   9,260        863,588
    MDU Resources Group, Inc...............................  60,095      1,499,971
    MGE Energy, Inc........................................  14,929        932,764
    Middlesex Water Co.....................................  10,118        455,310
#   National Fuel Gas Co...................................  11,930        647,680
#   New Jersey Resources Corp..............................  36,677      1,654,133
#   NiSource, Inc..........................................  34,403        872,460
    Northwest Natural Holding Co...........................  12,738        825,295
    NorthWestern Corp......................................  22,368      1,314,344
    NRG Energy, Inc........................................  74,516      2,696,734
    OGE Energy Corp........................................  16,299        589,209
    ONE Gas, Inc...........................................  11,667        920,643
#   Ormat Technologies, Inc................................  69,266      3,544,341
    Otter Tail Corp........................................  18,309        825,187
#   Pattern Energy Group, Inc., Class A....................  48,334        866,145
    Pinnacle West Capital Corp.............................   7,400        608,650
    PNM Resources, Inc.....................................  34,626      1,329,985
    Portland General Electric Co...........................  16,898        761,762
*   Pure Cycle Corp........................................   1,800         18,162
    RGC Resources, Inc.....................................   1,634         46,373
    SJW Corp...............................................  12,353        750,198
#   South Jersey Industries, Inc...........................  38,679      1,142,578
    Southwest Gas Holdings, Inc............................  11,066        855,070
#   Spark Energy, Inc., Class A............................   2,524         18,829
    Spire, Inc.............................................   9,628        698,800
    UGI Corp...............................................  26,511      1,406,674
    Unitil Corp............................................   9,001        427,637
    Vectren Corp...........................................  12,520        895,556
*   Vistra Energy Corp..................................... 177,590      4,018,862
    WEC Energy Group, Inc..................................   7,951        543,848
    York Water Co. (The)...................................   7,798        242,830
                                                                    --------------
TOTAL UTILITIES............................................             48,860,096
                                                                    --------------
TOTAL COMMON STOCKS........................................          4,568,251,626
                                                                    --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
>>  Media General, Inc. Contingent Value Rights............  38,825          3,883
                                                                    --------------

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                              Shares       Value+
                                                            ---------- --------------
FINANCIALS -- (0.0%)
>>  Capital Bank Corp. Contingent Value Rights.............      2,758 $            0
                                                                       --------------
INFORMATION TECHNOLOGY -- (0.0%)
*   SMTC Corp. Rights......................................      6,496         20,462
                                                                       --------------
TOTAL RIGHTS/WARRANTS......................................                    24,345
                                                                       --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    GCI Liberty, Inc.......................................     14,980        366,411
                                                                       --------------
TOTAL INVESTMENT SECURITIES................................             4,568,642,382
                                                                       --------------
TEMPORARY CASH INVESTMENTS -- (1.4%)
    State Street Institutional U.S. Government Money
      Market Fund 2.090%................................... 67,908,509     67,908,509
                                                                       --------------
SECURITIES LENDING COLLATERAL -- (7.5%)
@(S) DFA Short Term Investment Fund........................ 32,511,626    376,159,512
                                                                       --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,548,831,690)....................................            $5,012,710,403
                                                                       ==============

As of October 31, 2018, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
S&P 500 (R) Emini Index.......    301     12/21/18  $40,171,315 $40,802,055    $630,740
                                                    ----------- -----------    --------
Total Futures Contracts.......                      $40,171,315 $40,802,055    $630,740
                                                    =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        ---------------------------------------------
                                                           Level 1     Level 2 Level 3     Total
                                                        -------------- ------- ------- --------------
Common Stocks
   Communication Services.............................. $  286,093,886      --   --    $  286,093,886
   Consumer Discretionary..............................    515,554,300      --   --       515,554,300
   Consumer Staples....................................    188,094,430      --   --       188,094,430
   Energy..............................................    361,236,786      --   --       361,236,786
   Financials..........................................  1,137,531,237 $12,692   --     1,137,543,929
   Healthcare..........................................    423,562,219      --   --       423,562,219
   Industrials.........................................    728,497,406      --   --       728,497,406
   Information Technology..............................    626,157,868      --   --       626,157,868
   Materials...........................................    229,847,526  77,815   --       229,925,341
   Real Estate.........................................     22,725,365      --   --        22,725,365
   Utilities...........................................     48,860,096      --   --        48,860,096
Preferred Stocks
   Consumer Discretionary..............................        366,411      --   --           366,411
Rights/Warrants
   Consumer Discretionary..............................             --   3,883   --             3,883
   Information Technology..............................         20,462      --   --            20,462
Temporary Cash Investments.............................     67,908,509      --   --        67,908,509

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                           Level 1       Level 2    Level 3     Total
                                                        -------------- ------------ ------- --------------
Securities Lending Collateral..........................             -- $376,159,512   --    $  376,159,512
Futures Contracts**.................................... $      630,740           --   --           630,740
                                                        -------------- ------------   --    --------------
TOTAL.................................................. $4,637,087,241 $376,253,902   --    $5,013,341,143
                                                        ============== ============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value+
                                                            --------- -----------
COMMON STOCKS -- (86.9%)
COMMUNICATION SERVICES -- (3.4%)
    A.H. Belo Corp., Class A...............................    38,759 $   177,129
*   Alaska Communications Systems Group, Inc...............   278,691     406,889
#   AMC Entertainment Holdings, Inc., Class A..............   332,809   6,409,901
#*  AMC Networks, Inc., Class A............................   297,575  17,431,943
#   ATN International, Inc.................................   152,033  12,845,268
#*  AutoWeb, Inc...........................................   112,432     263,091
*   Ballantyne Strong, Inc.................................   110,980     448,359
    Beasley Broadcast Group, Inc., Class A.................    72,599     484,235
#*  Boingo Wireless, Inc...................................   805,026  25,221,465
#*  Boston Omaha Corp., Class A............................     3,893     107,758
    Cable One, Inc.........................................    17,769  15,916,404
*   Care.com, Inc..........................................   133,529   2,350,110
#*  Cars.com, Inc..........................................   683,825  17,854,671
#*  Central European Media Enterprises, Ltd., Class A......   118,445     400,344
#*  Cincinnati Bell, Inc...................................   562,131   7,976,639
#   Cinemark Holdings, Inc.................................     7,970     331,313
    Clear Channel Outdoor Holdings, Inc., Class A..........   175,036   1,018,710
#   Cogent Communications Holdings, Inc....................   634,364  32,974,241
#*  comScore, Inc..........................................    26,361     420,458
#   Consolidated Communications Holdings, Inc..............   575,176   7,201,204
#*  Daily Journal Corp.....................................       951     225,425
*   DHI Group, Inc.........................................   120,541     201,303
    Emerald Expositions Events, Inc........................     8,509     124,402
*   Emmis Communications Corp., Class A....................    22,271      94,874
#   Entercom Communications Corp., Class A.................   267,939   1,738,924
    Entravision Communications Corp., Class A..............   867,245   4,284,190
#*  Eros International P.L.C...............................     6,500      64,870
#   EW Scripps Co. (The), Class A..........................   704,105  11,843,046
#*  Fluent, Inc............................................    15,224      36,842
#   Frontier Communications Corp...........................   494,207   2,377,136
#   Gannett Co., Inc....................................... 1,530,819  14,848,944
*   Glu Mobile, Inc........................................   771,687   5,440,393
*   Gray Television, Inc...................................   725,381  12,556,345
*   Gray Television, Inc., Class A.........................    25,939     399,590
*   Harte-Hanks, Inc.......................................    39,669     217,386
#*  Hemisphere Media Group, Inc............................    81,910   1,103,328
    IDT Corp., Class B.....................................   208,741   1,469,537
*   IMAX Corp..............................................   247,225   4,786,276
*   Insignia Systems, Inc..................................     5,874      10,103
#*  Intelsat SA............................................   193,822   5,051,001
#*  Iridium Communications, Inc............................   445,164   8,818,699
    John Wiley & Sons, Inc., Class A.......................   443,617  24,061,786
#*  Lee Enterprises, Inc...................................   191,552     511,444
#*  Liberty Latin America, Ltd., Class A...................   138,273   2,486,149
*   Liberty Latin America, Ltd., Class C...................   331,653   5,973,071
*   Liberty TripAdvisor Holdings, Inc., Class A............ 1,273,833  18,368,672
#   Marchex, Inc., Class B.................................   836,061   2,307,528
    Marcus Corp. (The).....................................   123,414   4,815,614
#*  McClatchy Co. (The), Class A...........................    78,549     603,594
#*  Meet Group, Inc. (The)................................. 1,583,685   6,984,051
#   Meredith Corp..........................................   480,874  24,793,863
#*  MSG Networks, Inc., Class A............................   760,126  19,421,219
    National CineMedia, Inc................................ 1,007,740   9,019,273
#   New Media Investment Group, Inc........................   407,901   5,731,009
#   New York Times Co. (The), Class A...................... 1,546,008  40,814,611
#   Nexstar Media Group, Inc., Class A.....................   460,746  34,505,268

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                              Shares      Value+
                                                            ---------- ------------
COMMUNICATION SERVICES -- (Continued)
#*  ORBCOMM, Inc...........................................  1,436,803 $ 13,692,733
*   pdvWireless, Inc.......................................     23,169      938,344
#*  Professional Diversity Network, Inc....................      9,253       23,040
#*  QuinStreet, Inc........................................    628,400    9,991,560
*   Reading International, Inc., Class A...................    191,049    2,774,031
*   Reading International, Inc., Class B...................      2,710       85,257
*   Rosetta Stone, Inc.....................................    229,766    4,776,835
#   Saga Communications, Inc., Class A.....................     19,616      687,345
    Salem Media Group, Inc.................................    132,226      390,067
    Scholastic Corp........................................    171,968    7,459,972
    Shenandoah Telecommunications Co.......................    523,621   19,908,070
#   Sinclair Broadcast Group, Inc., Class A................    743,145   21,283,673
#*  Social Reality, Inc....................................     29,870       77,961
    Spok Holdings, Inc.....................................    218,835    3,068,067
#*  TechTarget, Inc........................................    364,656    7,409,810
    TEGNA, Inc.............................................    373,288    4,307,744
    Telephone & Data Systems, Inc..........................  1,110,983   34,251,606
    Townsquare Media, Inc., Class A........................    106,653      735,906
#*  Travelzoo..............................................     70,739      542,568
    Tribune Media Co., Class A.............................     78,365    2,978,654
*   Tribune Publishing Co..................................    316,331    4,773,435
#*  TrueCar Inc............................................     34,085      387,887
*   United States Cellular Corp............................    196,702    9,396,455
#*  Urban One, Inc.........................................    883,673    2,058,958
*   Vonage Holdings Corp...................................  2,439,794   32,351,668
    World Wrestling Entertainment, Inc., Class A...........     70,415    5,111,425
*   XO Group, Inc..........................................    381,751   13,212,402
#*  Yelp, Inc..............................................    221,453    9,482,617
*   Zedge, Inc., Class B...................................     32,710       63,457
*   Zynga, Inc., Class A................................... 10,461,381   38,079,427
                                                                       ------------
TOTAL COMMUNICATION SERVICES...............................             676,630,872
                                                                       ------------
CONSUMER DISCRETIONARY -- (13.2%)
#*  1-800-Flowers.com, Inc., Class A.......................    655,256    6,847,425
    Aaron's, Inc...........................................    727,525   34,288,253
#   Abercrombie & Fitch Co., Class A.......................    678,948   13,375,276
#   Acushnet Holdings Corp.................................     26,763      653,820
#   Adient P.L.C...........................................    192,684    5,861,447
#*  Adtalem Global Education, Inc..........................    611,775   30,974,168
    AMCON Distributing Co..................................      2,751      228,195
#*  American Axle & Manufacturing Holdings, Inc............  1,161,467   17,619,454
    American Eagle Outfitters, Inc.........................  1,887,209   43,519,040
#*  American Outdoor Brands Corp...........................    249,625    3,414,870
*   American Public Education, Inc.........................    216,323    7,080,252
*   America's Car-Mart, Inc................................    124,243    9,305,801
    Ark Restaurants Corp...................................     17,486      410,222
#*  Asbury Automotive Group, Inc...........................    232,969   15,166,282
#*  Ascena Retail Group, Inc...............................  4,042,271   15,562,743
#*  Ascent Capital Group, Inc., Class A....................    138,373      132,838
#*  At Home Group, Inc.....................................     79,011    2,160,161
#*  AutoNation, Inc........................................     69,408    2,809,636
*   Barnes & Noble Education, Inc..........................    608,546    3,474,798
#   Barnes & Noble, Inc....................................  1,577,063    9,982,809
#   Bassett Furniture Industries, Inc......................    159,446    3,149,058
    BBX Capital Corp.......................................    119,700      700,245
#*  Beazer Homes USA, Inc..................................      9,409       82,893
#   Bed Bath & Beyond, Inc.................................  1,738,754   23,890,480
#*  Belmond, Ltd., Class A.................................    949,466   16,254,858
#   Big 5 Sporting Goods Corp..............................    144,363      506,714

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Big Lots, Inc..........................................   525,876 $21,834,372
#*  Biglari Holdings, Inc., Class A........................       199     149,250
#*  Biglari Holdings, Inc., Class B........................     6,814     970,995
#   BJ's Restaurants, Inc..................................   269,487  16,487,215
    Bloomin' Brands, Inc................................... 1,185,005  23,640,850
#*  Blue Apron Holdings, Inc., Class A.....................    12,700      18,034
#*  Bojangles', Inc........................................   317,646   5,021,983
#*  Boot Barn Holdings, Inc................................   322,088   7,949,132
    Bowl America, Inc., Class A............................    10,705     164,589
*   Bridgepoint Education, Inc.............................   683,201   6,558,730
#   Brinker International, Inc.............................   651,847  28,257,567
#   Buckle, Inc. (The).....................................   222,432   4,537,613
#*  Build-A-Bear Workshop, Inc.............................   152,954   1,309,286
#   Caleres, Inc...........................................   456,717  15,619,721
#   Callaway Golf Co....................................... 1,329,969  28,461,337
*   Cambium Learning Group, Inc............................   467,247   6,719,012
*   Career Education Corp.................................. 1,239,694  17,826,800
    Carriage Services, Inc.................................   233,059   4,442,105
*   Carrols Restaurant Group, Inc..........................   681,469   8,968,132
#   Cato Corp. (The), Class A..............................   296,427   5,715,113
*   Cavco Industries, Inc..................................   101,906  20,443,363
    Centric Brands, Inc....................................     5,345      24,961
*   Century Casinos, Inc...................................    26,257     163,844
#*  Century Communities, Inc...............................   290,754   6,169,800
#*  Chanticleer Holdings, Inc..............................     3,400       6,698
#   Cheesecake Factory, Inc. (The).........................   512,386  24,768,739
#*  Chegg, Inc.............................................    46,304   1,263,173
#   Chico's FAS, Inc....................................... 1,517,996  11,643,029
#   Children's Place, Inc. (The)...........................   265,406  39,651,656
#   Choice Hotels International, Inc.......................   367,185  26,951,379
#*  Christopher & Banks Corp...............................   353,515     197,968
#   Churchill Downs, Inc...................................    40,764  10,175,102
#*  Chuy's Holdings, Inc...................................   281,673   6,864,371
    Citi Trends, Inc.......................................   153,193   3,880,379
    Clarus Corp............................................    34,207     335,229
#   Collectors Universe, Inc...............................   144,073   2,074,651
#*  Conn's, Inc............................................   212,336   5,898,694
#   Cooper Tire & Rubber Co................................ 1,066,227  32,935,752
*   Cooper-Standard Holdings, Inc..........................   175,578  16,267,302
    Core-Mark Holding Co., Inc.............................   473,294  18,179,223
#   Cracker Barrel Old Country Store, Inc..................   155,915  24,740,592
#*  Crocs, Inc............................................. 1,055,396  21,677,834
    Crown Crafts, Inc......................................     4,141      21,823
    CSS Industries, Inc....................................    63,867     839,212
    Culp, Inc..............................................   163,476   3,784,469
    Dana, Inc.............................................. 1,347,447  20,979,750
#   Dave & Buster's Entertainment, Inc.....................   407,713  24,279,309
#*  Deckers Outdoor Corp...................................   593,656  75,495,234
*   Del Frisco's Restaurant Group, Inc.....................   134,825     910,069
*   Del Taco Restaurants, Inc..............................   556,835   6,069,501
    Delphi Technologies P.L.C..............................   113,275   2,428,616
#*  Delta Apparel, Inc.....................................    20,303     387,178
*   Denny's Corp...........................................   901,283  15,637,260
#*  Destination Maternity Corp.............................   111,554     557,770
#*  Destination XL Group, Inc..............................   269,728     825,368
#   Dick's Sporting Goods, Inc.............................   962,186  34,032,519
#   Dillard's, Inc., Class A...............................    27,554   1,940,353
#   Dine Brands Global, Inc................................    65,028   5,269,869
#*  Dixie Group, Inc. (The)................................     7,509       9,386

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Dorman Products, Inc...................................   333,751 $26,369,667
    Dover Motorsports, Inc.................................    56,312     121,071
#*  Drive Shack, Inc.......................................   883,552   4,718,168
#   DSW, Inc., Class A.....................................   733,601  19,477,107
#*  Duluth Holdings, Inc., Class B.........................    61,001   1,874,561
#   Educational Development Corp...........................    41,780     511,805
#*  El Pollo Loco Holdings, Inc............................   288,225   3,605,695
#*  Eldorado Resorts, Inc..................................   111,136   4,056,464
*   Emerson Radio Corp.....................................   112,976     162,685
    Escalade, Inc..........................................    43,648     510,682
    Ethan Allen Interiors, Inc.............................   529,710  10,138,649
#*  EVINE Live, Inc........................................    66,026      68,007
#*  Express, Inc........................................... 1,079,662   9,511,822
    Extended Stay America, Inc.............................   265,319   4,319,393
#*  Famous Dave's of America, Inc..........................    49,193     261,215
#*  Fiesta Restaurant Group, Inc...........................   470,155  12,134,701
*   Five Below, Inc........................................   321,191  36,557,960
    Flanigan's Enterprises, Inc............................     5,380     147,950
    Flexsteel Industries, Inc..............................    62,812   1,596,681
#*  Floor & Decor Holdings, Inc., Class A..................   132,976   3,401,526
#*  Forward Industries, Inc................................     5,809       8,481
#*  Fossil Group, Inc......................................   209,575   4,549,873
#*  Fox Factory Holding Corp...............................   375,497  20,175,454
#*  Francesca's Holdings Corp..............................    78,945     239,993
#*  Fred's, Inc., Class A..................................   281,696     771,847
#*  FTD Cos., Inc..........................................   549,723   1,088,452
*   Full House Resorts, Inc................................     1,337       3,663
#*  Gaia, Inc..............................................    95,764   1,399,112
#   GameStop Corp., Class A................................   966,760  14,114,696
#*  GCI Liberty, Inc., Class A.............................   145,776   6,899,578
#*  Genesco, Inc...........................................   370,431  15,850,742
#*  Gentherm, Inc..........................................   360,997  15,753,909
#*  G-III Apparel Group, Ltd...............................   467,373  18,629,488
#*  Good Times Restaurants, Inc............................     1,862       8,379
    Graham Holdings Co., Class B...........................    42,881  24,916,005
*   Green Brick Partners, Inc..............................    62,067     583,430
#   Group 1 Automotive, Inc................................   206,046  11,897,096
#*  Groupon, Inc........................................... 2,917,086   9,538,871
#   Guess?, Inc............................................   677,489  14,389,866
#*  Habit Restaurants, Inc. (The), Class A.................   243,359   3,090,659
    Hamilton Beach Brands Holding Co., Class A.............   109,037   2,531,839
#   Haverty Furniture Cos., Inc............................   168,211   3,411,319
    Haverty Furniture Cos., Inc., Class A..................     3,785      76,741
#*  Helen of Troy, Ltd.....................................   336,806  41,804,361
#*  Hibbett Sports, Inc....................................   208,131   3,636,049
#*  Hilton Grand Vacations, Inc............................   171,839   4,617,314
    Hooker Furniture Corp..................................   147,179   4,307,929
#*  Horizon Global Corp....................................   534,988   3,001,283
*   Houghton Mifflin Harcourt Co...........................   518,660   3,475,022
#*  Hovnanian Enterprises, Inc., Class A...................   172,000     251,120
#*  Iconix Brand Group, Inc................................    39,286       7,845
#*  Inspired Entertainment, Inc............................    11,361      72,256
#*  Installed Building Products, Inc.......................   285,239   8,688,380
#   International Game Technology P.L.C....................   136,927   2,539,996
#*  iRobot Corp............................................   268,408  23,665,533
*   J Alexander's Holdings, Inc............................    45,779     482,968
*   J. Jill, Inc...........................................   132,677     670,019
    Jack in the Box, Inc...................................   370,646  29,255,089
#*  JAKKS Pacific, Inc.....................................     4,092       9,862

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                              Shares     Value+
                                                             --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*   JC Penney Co., Inc.....................................     5,250 $     7,718
     Johnson Outdoors, Inc., Class A........................    97,998   7,380,229
*    K12, Inc...............................................   437,402   9,364,777
     KB Home................................................   815,160  16,278,745
#*   Kirkland's, Inc........................................   137,455   1,389,670
#*   Kona Grill, Inc........................................     5,714      10,057
*    Koss Corp..............................................       921       2,524
#*   Lakeland Industries, Inc...............................   107,916   1,418,016
#*   Lands' End, Inc........................................    60,846     992,398
#*   Laureate Education, Inc., Class A......................   293,723   4,373,535
*>>  Lazare Kaplan International Inc........................     9,600       1,350
     La-Z-Boy, Inc..........................................   524,869  14,591,358
#    LCI Industries.........................................   238,699  16,553,776
*    Leaf Group, Ltd........................................   331,395   2,899,706
#*   LGI Homes, Inc.........................................     7,986     341,721
#    Libbey, Inc............................................   242,339   1,827,236
*    Liberty Expedia Holdings, Inc., Class A................   170,173   7,388,912
#    Liberty Tax, Inc.......................................    52,735     569,538
     Lifetime Brands, Inc...................................   114,473   1,184,796
*    Lindblad Expeditions Holdings, Inc.....................   330,077   4,459,340
*    Liquidity Services, Inc................................   313,566   1,862,582
#    Lithia Motors, Inc., Class A...........................   254,114  22,636,475
#*   Live Ventures, Inc.....................................     1,158       7,990
*    Luby's, Inc............................................     8,227      11,353
#*   Lumber Liquidators Holdings, Inc.......................   344,188   4,116,488
#*   M/I Homes, Inc.........................................   186,382   4,504,853
*    Malibu Boats, Inc., Class A............................   273,234  10,984,007
#    Marine Products Corp...................................   151,147   3,078,864
*    MarineMax, Inc.........................................   264,412   6,018,017
     Marriott Vacations Worldwide Corp......................   498,243  44,089,523
*    MCBC Holdings, Inc.....................................   214,133   6,355,467
#    MDC Holdings, Inc......................................   436,013  12,251,965
*    Meritage Homes Corp....................................   317,248  11,817,488
#*   Michaels Cos., Inc. (The).............................. 1,181,220  18,722,337
*    Modine Manufacturing Co................................   464,935   6,048,804
#*   Monarch Casino & Resort, Inc...........................    25,809   1,000,615
#    Monro, Inc.............................................   320,697  23,859,857
#*   Motorcar Parts of America, Inc.........................   285,159   6,039,668
     Movado Group, Inc......................................   133,214   5,130,071
#*   Murphy USA, Inc........................................   413,646  33,352,277
     Nathan's Famous, Inc...................................    67,303   5,040,322
#*   National Vision Holdings, Inc..........................     8,280     343,040
#*   Nautilus, Inc..........................................   644,885   7,886,944
#*   New Home Co., Inc. (The)...............................   191,216   1,363,370
#*   New York & Co., Inc....................................   702,023   2,780,011
#*   Noodles & Co...........................................    42,500     400,775
#    Nutrisystem, Inc.......................................   305,045  10,847,400
     Office Depot, Inc...................................... 3,394,449   8,689,789
#*   Ollie's Bargain Outlet Holdings, Inc...................   324,478  30,144,006
#*   Overstock.com, Inc.....................................   171,956   3,459,755
#    Oxford Industries, Inc.................................   187,584  16,691,224
     P&F Industries, Inc., Class A..........................    10,000      79,700
#    Papa John's International, Inc.........................   462,190  25,207,843
#*   Papa Murphy's Holdings, Inc............................     2,180      10,137
#*   Party City Holdco, Inc.................................    82,585     864,665
#    Peak Resorts, Inc......................................     3,001      15,455
*    Pegasus Cos., Inc. (The)...............................       170      38,165
#*   Penn National Gaming, Inc..............................   316,350   7,680,978
#    Penske Automotive Group, Inc...........................   381,183  16,916,902

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   PetMed Express, Inc....................................   341,269 $ 9,535,056
#   Pier 1 Imports, Inc. .................................. 3,883,479   6,174,732
*   Planet Fitness, Inc., Class A..........................   613,741  30,128,546
*   Playa Hotels & Resorts NV..............................    25,871     222,232
#*  Potbelly Corp..........................................   369,645   4,317,454
#*  Quotient Technology Inc................................    13,191     169,768
    RCI Hospitality Holdings, Inc..........................    88,481   2,316,433
#*  Red Lion Hotels Corp...................................   204,894   2,239,491
#*  Red Robin Gourmet Burgers, Inc.........................   104,762   3,163,812
#   Red Rock Resorts, Inc., Class A........................   111,461   2,579,208
#*  Regis Corp.............................................   434,938   7,324,356
*   Rent-A-Center, Inc.....................................   138,148   1,968,609
#*  RH.....................................................    72,517   8,390,942
    Rocky Brands, Inc......................................    87,813   2,521,989
#   Ruth's Hospitality Group, Inc..........................   589,850  15,943,645
#*  Sally Beauty Holdings, Inc............................. 1,208,350  21,520,713
#*  Scientific Games Corp., Class A........................   302,456   6,732,671
*   SeaWorld Entertainment, Inc............................   121,574   3,175,513
#*  Sequential Brands Group, Inc...........................    12,777      16,738
#*  Shake Shack, Inc., Class A.............................   157,500   8,330,175
*   Shiloh Industries, Inc.................................   318,903   2,898,828
#   Shoe Carnival, Inc.....................................   144,404   5,881,575
#*  Shutterfly, Inc........................................   379,637  18,981,850
    Shutterstock, Inc......................................   214,386   8,764,100
#   Signet Jewelers, Ltd...................................   636,023  35,649,089
#   skyline Champion Corp..................................   101,128   2,409,880
#*  Sleep Number Corp......................................   471,600  17,152,092
#   Sonic Automotive, Inc., Class A........................   415,606   7,530,781
    Sonic Corp.............................................   616,158  26,667,318
#*  Sotheby's..............................................   641,353  26,936,826
    Speedway Motorsports, Inc..............................   266,366   4,136,664
#*  Sportsman's Warehouse Holdings, Inc....................   385,025   1,936,676
#   Stage Stores, Inc......................................     5,215       8,918
#*  Stamps.com, Inc........................................   119,186  24,095,834
#   Standard Motor Products, Inc...........................   253,587  13,721,593
#*  Stein Mart, Inc........................................    37,749      70,591
    Steven Madden, Ltd.....................................   953,272  29,808,815
*   Stoneridge, Inc........................................   516,477  13,123,681
    Strategic Education, Inc...............................   216,798  27,277,524
#   Strattec Security Corp.................................    29,906   1,007,832
#   Sturm Ruger & Co., Inc.................................   101,784   6,044,952
    Superior Group of Cos, Inc.............................   128,114   2,227,902
#   Superior Industries International, Inc.................   363,965   3,577,776
*   Sypris Solutions, Inc..................................   274,559     340,453
#   Tailored Brands, Inc...................................   329,889   6,930,968
*   Tandy Leather Factory, Inc.............................    84,087     605,426
*   Taylor Morrison Home Corp., Class A.................... 1,116,196  18,461,882
#*  Tempur Sealy International, Inc........................   444,406  20,536,001
    Tenneco, Inc., Class A.................................   489,021  16,836,993
#   Texas Roadhouse, Inc...................................   503,187  30,422,686
#   Tile Shop Holdings, Inc................................   309,901   2,014,356
    Tilly's, Inc., Class A.................................   238,077   4,223,486
*   TopBuild Corp..........................................   329,905  15,050,266
    Tower International, Inc...............................   280,900   8,339,921
*   Town Sports International Holdings, Inc................   297,856   2,287,534
*   Trans World Entertainment Corp.........................    11,991      11,751
#*  TravelCenters of America LLC...........................   154,315     719,108
#*  TRI Pointe Group, Inc.................................. 1,802,920  21,454,748
#*  Tuesday Morning Corp...................................   153,624     468,553

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#   Tupperware Brands Corp.................................   434,375 $   15,246,562
#*  Turtle Beach Corp......................................   127,684      2,266,391
*   Unifi, Inc.............................................   167,253      3,828,421
#   Unique Fabricating, Inc................................       993          7,050
#*  Universal Electronics, Inc.............................   176,046      5,504,958
*   Universal Technical Institute, Inc.....................   129,636        340,943
#*  Urban Outfitters, Inc..................................   238,089      9,394,992
*   US Auto Parts Network, Inc.............................   243,620        289,908
#*  Veoneer, Inc...........................................    16,954        569,315
#*  Vera Bradley, Inc......................................   377,836      4,983,657
#*  Vince Holding Corp.....................................    21,341        295,146
#*  Vista Outdoor, Inc.....................................   175,546      2,194,325
#*  Visteon Corp...........................................   283,116     22,377,489
#*  Vitamin Shoppe, Inc....................................   253,653      1,970,884
*   VOXX International Corp................................   389,495      1,986,425
#*  Vuzix Corp.............................................    12,574         76,450
#*  Weight Watchers International, Inc.....................   241,906     15,989,987
#   Wendy's Co. (The)...................................... 1,829,597     31,542,252
    Weyco Group, Inc.......................................    70,027      2,215,654
#*  William Lyon Homes, Class A............................   731,791      9,923,086
#   Wingstop, Inc..........................................   288,257     18,050,653
    Winmark Corp...........................................    42,114      6,472,501
#   Winnebago Industries, Inc..............................   360,590      9,937,860
    Wolverine World Wide, Inc.............................. 1,175,143     41,329,779
#   Wyndham Destinations, Inc..............................   162,838      5,842,627
*   ZAGG, Inc..............................................   702,099      8,502,419
*   Zoe's Kitchen, Inc.....................................     1,828         23,252
#*  Zumiez, Inc............................................   260,320      6,055,043
                                                                      --------------
TOTAL CONSUMER DISCRETIONARY...............................            2,619,835,252
                                                                      --------------
CONSUMER STAPLES -- (3.9%)
#*  22nd Century Group, Inc................................    63,685        154,118
#   Alico, Inc.............................................    40,495      1,340,384
    Andersons, Inc. (The)..................................   269,647      9,707,292
#*  Arcadia Biosciences, Inc...............................    20,542         83,401
*   Avon Products, Inc..................................... 2,694,823      5,281,853
#   B&G Foods, Inc.........................................   612,673     15,954,005
#*  Boston Beer Co., Inc. (The), Class A...................    96,755     29,731,844
*   Bridgford Foods Corp...................................    17,369        294,405
#   Calavo Growers, Inc....................................   182,555     17,707,835
#   Cal-Maine Foods, Inc...................................   413,323     20,116,430
#   Casey's General Stores, Inc............................    71,766      9,050,410
#*  CCA Industries, Inc....................................    16,064         44,819
#*  Central Garden & Pet Co................................   113,866      3,698,368
*   Central Garden & Pet Co., Class A......................   370,076     10,972,753
#*  Chefs' Warehouse, Inc. (The)...........................   363,673     12,230,323
#   Coca-Cola Bottling Co. Consolidated....................    69,581     12,011,768
*   Coffee Holding Co., Inc................................    11,600         50,460
*   Craft Brew Alliance, Inc...............................   364,231      6,679,997
#*  Darling Ingredients, Inc............................... 1,833,493     37,879,965
#   Dean Foods Co..........................................   543,457      4,342,221
#*  Edgewell Personal Care Co..............................   540,560     25,936,069
#   Energizer Holdings, Inc................................   569,884     33,492,083
#*  Farmer Brothers Co.....................................   233,973      5,641,089
#   Flowers Foods, Inc.....................................   117,072      2,260,660
    Fresh Del Monte Produce, Inc...........................   419,007     13,839,801
#*  Hostess Brands, Inc....................................   584,539      6,079,206
    Ingles Markets, Inc., Class A..........................   132,820      4,375,091
#   Inter Parfums, Inc.....................................   321,120     18,942,869

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
CONSUMER STAPLES -- (Continued)
    J&J Snack Foods Corp...................................   184,087 $ 28,747,026
    John B. Sanfilippo & Son, Inc..........................   193,508   12,202,614
    Lancaster Colony Corp..................................   194,259   33,292,107
*   Landec Corp............................................   245,092    3,355,309
*   Lifevantage Corp.......................................   165,985    1,827,495
*   Lifeway Foods, Inc.....................................     4,241       12,299
    Limoneira Co...........................................   162,419    4,003,628
    Mannatech, Inc.........................................     8,053      130,459
#   Medifast, Inc..........................................   223,875   47,389,860
#   MGP Ingredients, Inc...................................   199,256   14,181,050
#*  National Beverage Corp.................................    82,944    7,668,173
#*  Natural Alternatives International, Inc................    56,385      534,530
#*  Natural Grocers by Vitamin Cottage, Inc................   165,777    3,003,879
#   Natural Health Trends Corp.............................    17,580      399,769
*   Nature's Sunshine Products, Inc........................    77,429      685,247
    Nu Skin Enterprises, Inc., Class A.....................   350,762   24,630,508
    Oil-Dri Corp. of America...............................    45,372    1,403,356
*   Orchids Paper Products Co..............................     2,860        4,462
*   Performance Food Group Co..............................   395,477   11,595,386
#*  Pilgrim's Pride Corp...................................     4,213       74,402
#   PriceSmart, Inc........................................   288,589   20,244,518
*   Primo Water Corp.......................................   483,139    8,053,927
#*  Pyxus International, Inc...............................   130,211    3,091,209
#*  Revlon, Inc., Class A..................................   238,673    5,012,133
#*  RiceBran Technologies..................................    84,509      219,723
#*  Rite Aid Corp.......................................... 1,702,456    2,042,947
    Rocky Mountain Chocolate Factory, Inc..................    37,409      310,121
#   Sanderson Farms, Inc...................................   317,453   31,234,201
    Seaboard Corp..........................................     1,598    6,176,270
*   Seneca Foods Corp., Class A............................    68,636    2,170,957
*   Seneca Foods Corp., Class B............................     2,794       88,709
#*  Smart & Final Stores, Inc..............................   818,306    4,132,445
    SpartanNash Co.........................................   370,073    6,605,803
    Spectrum Brands Holdings, Inc..........................   215,735   14,011,988
*   Sprouts Farmers Market, Inc............................ 1,041,961   28,018,331
*   Tofutti Brands, Inc....................................     8,340       18,515
#   Tootsie Roll Industries, Inc...........................   196,621    6,207,325
#*  TreeHouse Foods, Inc...................................   541,907   24,689,283
#   Turning Point Brands, Inc..............................   123,148    5,061,383
#*  United Natural Foods, Inc..............................   526,751   11,446,299
    United-Guardian, Inc...................................    19,179      330,646
    Universal Corp.........................................   238,233   16,166,491
*   USANA Health Sciences, Inc.............................   202,069   23,646,114
#   Vector Group, Ltd...................................... 1,566,827   21,183,501
#   Village Super Market, Inc., Class A....................    82,475    2,032,184
#   WD-40 Co...............................................   141,621   23,662,037
#   Weis Markets, Inc......................................   164,656    7,598,874
                                                                      ------------
TOTAL CONSUMER STAPLES.....................................            776,497,012
                                                                      ------------
ENERGY -- (5.6%)
#*  Abraxas Petroleum Corp................................. 2,839,242    5,224,205
    Adams Resources & Energy, Inc..........................    23,409      949,235
#*  Alta Mesa Resources, Inc., Class A.....................   273,744      862,294
*   Apergy Corp............................................   174,036    6,785,664
#*  Approach Resources, Inc................................     6,605       11,030
#   Arch Coal, Inc., Class A...............................   219,053   21,007,183
    Archrock, Inc..........................................   609,895    6,257,523
#*  Ardmore Shipping Corp..................................   138,725      896,163
*   Aspen Aerogels, Inc....................................     7,990       28,604

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
*   Barnwell Industries, Inc...............................    32,713 $    53,976
#*  Basic Energy Services, Inc.............................   324,005   2,517,519
#*  Bonanza Creek Energy, Inc..............................   233,873   6,022,230
#*  Bristow Group, Inc.....................................   653,137   7,191,038
#*  Cactus, Inc., Class A..................................   107,395   3,593,437
#*  California Resources Corp..............................   301,492   9,448,759
#*  Callon Petroleum Co.................................... 2,311,337  23,044,030
#*  Carrizo Oil & Gas, Inc.................................   955,710  17,403,479
#*  Chesapeake Energy Corp................................. 6,014,802  21,111,955
#*  Clean Energy Fuels Corp................................ 1,456,924   3,219,802
#*  Cloud Peak Energy, Inc.................................   376,049     643,044
*   CNX Resources Corp..................................... 2,445,037  38,264,829
*   CONSOL Energy, Inc.....................................    56,003   2,231,160
#*  Contango Oil & Gas Co..................................   329,597   1,664,465
#*  Covia Holdings Corp....................................     1,475       8,525
    CVR Energy, Inc........................................   315,788  13,578,884
*   Dawson Geophysical Co..................................   224,237   1,257,970
#   Delek US Holdings, Inc.................................   848,460  31,155,451
#*  Denbury Resources, Inc................................. 4,291,473  14,805,582
#   DHT Holdings, Inc...................................... 1,482,621   7,457,584
#*  Diamond Offshore Drilling, Inc.........................   334,568   4,744,174
#*  Dorian LPG, Ltd........................................   301,668   2,398,261
#*  Dril-Quip, Inc.........................................   467,253  19,886,288
#*  Earthstone Energy, Inc., Class A.......................   240,744   1,981,323
#*  Eclipse Resources Corp.................................    26,812      30,566
    EnLink Midstream LLC...................................   830,297  10,793,861
#   Ensco P.L.C., Class A.................................. 4,486,161  32,031,190
#*  EP Energy Corp., Class A...............................    56,700     102,060
*   Era Group, Inc.........................................   340,014   3,848,958
    Evolution Petroleum Corp...............................   391,298   4,030,369
*   Exterran Corp..........................................   285,958   5,973,663
#*  Extraction Oil & Gas, Inc..............................   466,454   3,726,967
#*  Forum Energy Technologies, Inc......................... 1,087,459   9,743,633
#*  Frank's International NV...............................   231,612   1,644,445
    GasLog, Ltd............................................   494,788  10,123,362
*   Geospace Technologies Corp.............................    75,887     966,041
#*  Gevo, Inc..............................................    21,653      65,176
#*  Goodrich Petroleum Corp................................    10,703     161,294
#   Green Plains, Inc......................................   373,333   6,361,594
    Gulf Island Fabrication, Inc...........................   347,122   2,950,537
*   Gulfmark Offshore, Inc.................................       394      13,274
#*  Gulfport Energy Corp................................... 5,409,227  49,278,058
#*  Halcon Resources Corp.................................. 2,516,886   8,356,062
    Hallador Energy Co.....................................   100,045     656,295
#*  Helix Energy Solutions Group, Inc...................... 1,778,663  15,154,209
#*  HighPoint Resources Corp............................... 1,640,856   6,103,984
#*  Hornbeck Offshore Services, Inc........................     2,380       7,497
*   Independence Contract Drilling, Inc....................    95,572     383,244
#*  International Seaways, Inc.............................   226,078   4,862,938
*   ION Geophysical Corp...................................    39,013     460,744
#*  Jagged Peak Energy, Inc................................    46,262     569,948
#*  Jones Energy, Inc., Class A............................     4,200      13,398
#*  Keane Group, Inc.......................................   498,467   6,265,730
#*  Key Energy Services, Inc...............................    38,616     349,475
*   KLX Energy Services Holdings, Inc......................   225,162   6,504,930
#*  Kosmos Energy, Ltd..................................... 3,654,065  23,714,882
#*  Laredo Petroleum, Inc.................................. 1,304,420   6,835,161
#*  Lonestar Resources US, Inc., Class A...................    82,058     631,026
#   Mammoth Energy Services, Inc...........................    38,174     952,823

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
#*  Matador Resources Co................................... 1,179,055 $34,003,946
*   Matrix Service Co......................................   262,841   5,343,558
#*  McDermott International, Inc........................... 1,843,148  14,247,534
*   Midstates Petroleum Co., Inc...........................    85,272     614,811
*   Mitcham Industries, Inc................................   147,806     591,224
#   Nabors Industries, Ltd................................. 4,959,987  24,651,135
    NACCO Industries, Inc., Class A........................    47,865   1,653,257
*   Natural Gas Services Group, Inc........................    93,506   1,804,666
#*  NCS Multistage Holdings, Inc...........................    24,833     280,613
#*  Newpark Resources, Inc................................. 1,295,007  10,632,007
#*  Noble Corp. P.L.C...................................... 2,726,939  13,689,234
#   Nordic American Offshore, Ltd..........................       129         108
#   Nordic American Tankers, Ltd...........................    20,659      53,507
#*  Northern Oil and Gas, Inc.............................. 1,065,600   3,132,864
#*  Oasis Petroleum, Inc................................... 3,014,758  30,328,465
#*  Oceaneering International, Inc......................... 2,273,987  43,069,314
#*  Oil States International, Inc..........................   581,931  12,959,603
*   Overseas Shipholding Group, Inc., Class A..............   311,287     977,441
#*  Pacific Ethanol, Inc................................... 1,357,362   2,226,074
    Panhandle Oil and Gas, Inc., Class A...................   168,544   2,998,398
#*  Par Pacific Holdings, Inc..............................   206,116   3,644,131
#*  Parker Drilling Co.....................................    61,648     154,120
    Patterson-UTI Energy, Inc..............................   598,037   9,951,336
    PBF Energy, Inc., Class A..............................   525,317  21,984,516
*   PDC Energy, Inc........................................   791,247  33,588,435
#*  PEDEVCO Corp...........................................    16,559      29,144
#*  Penn Virginia Corp.....................................   105,088   7,227,953
#*  PHI, Inc...............................................     4,419      36,589
#*  PHI, Inc. Non-Voting...................................    63,785     496,885
*   Pioneer Energy Services Corp...........................   848,020   2,518,619
#*  Profire Energy, Inc....................................    23,634      53,886
#*  ProPetro Holding Corp..................................   368,965   6,512,232
*   QEP Resources, Inc..................................... 2,475,390  22,055,725
#   Range Resources Corp................................... 1,144,534  18,140,864
#*  Renewable Energy Group, Inc............................   543,380  16,888,250
#*  Resolute Energy Corp...................................    17,336     482,461
#*  REX American Resources Corp............................    52,182   3,870,339
#*  RigNet, Inc............................................    37,934     648,671
#*  Ring Energy, Inc.......................................   602,837   4,298,228
#*  Rowan Cos. P.L.C., Class A............................. 1,361,140  21,655,737
#   RPC, Inc...............................................   354,123   5,269,350
#*  SAExploration Holdings, Inc............................     4,026      22,022
#*  Sanchez Energy Corp....................................   166,746     276,798
*   SandRidge Energy, Inc..................................    83,086     743,620
#   Scorpio Tankers, Inc................................... 2,531,967   4,532,221
#*  SEACOR Holdings, Inc...................................   156,660   7,518,113
#*  SEACOR Marine Holdings, Inc............................   204,985   3,747,126
#*  Select Energy Services, Inc., Class A..................   150,365   1,437,489
#   SemGroup Corp., Class A................................   555,557  10,272,249
#   Ship Finance International, Ltd........................   509,768   6,372,100
*   SilverBow Resources, Inc...............................     8,339     218,982
#   SM Energy Co........................................... 1,274,630  31,024,494
#*  Smart Sand, Inc........................................    66,693     184,740
#*  Solaris Oilfield Infrastructure, Inc., Class A.........   305,139   4,027,835
#*  Southwestern Energy Co................................. 4,729,750  25,256,865
#*  SRC Energy, Inc........................................ 3,316,843  23,483,248
*   Superior Drilling Products, Inc........................    45,377     179,693
*   Superior Energy Services, Inc.......................... 2,001,272  15,669,960
#*  Talos Energy, Inc......................................   167,144   4,355,773

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
ENERGY -- (Continued)
#   Teekay Corp............................................     8,100 $       53,703
    Teekay Tankers, Ltd., Class A..........................    10,432         11,580
#*  TETRA Technologies, Inc................................ 1,743,715      5,178,834
#*  Tidewater, Inc.........................................    16,576        445,066
#*  Ultra Petroleum Corp...................................   454,239        545,087
#*  Unit Corp..............................................   624,680     14,448,848
#   US Silica Holdings, Inc................................   335,325      4,694,550
#*  VAALCO Energy, Inc.....................................   276,583        547,634
#*  W&T Offshore, Inc...................................... 1,602,007     10,797,527
#*  Whiting Petroleum Corp.................................   904,281     33,729,681
#*  WildHorse Resource Development Corp....................   425,249      9,019,531
    World Fuel Services Corp...............................   471,640     15,092,480
                                                                      --------------
TOTAL ENERGY...............................................            1,116,026,139
                                                                      --------------
FINANCIALS -- (16.8%)
#   1st Constitution Bancorp...............................     7,582        153,308
    1st Source Corp........................................   221,065     10,299,418
#   Access National Corp...................................    98,013      2,545,398
#*  Allegiance Bancshares, Inc.............................    46,917      1,816,157
    A-Mark Precious Metals, Inc............................    78,014      1,000,920
*   Ambac Financial Group, Inc.............................   343,379      7,066,740
    American Equity Investment Life Holding Co.............   884,286     27,607,409
#   American National Bankshares, Inc......................    57,922      2,090,405
    American National Insurance Co.........................    67,453      8,312,908
    American River Bankshares..............................     8,888        136,075
    Ameris Bancorp.........................................   425,397     18,245,277
#   AMERISAFE, Inc.........................................   232,476     15,131,863
    AmeriServ Financial, Inc...............................   279,750      1,186,140
#   AmTrust Financial Services, Inc........................   205,525      2,947,229
    Argo Group International Holdings, Ltd.................   187,029     11,522,857
#   Arrow Financial Corp...................................   135,001      4,743,935
    Artisan Partners Asset Management, Inc., Class A.......   501,944     13,758,285
#*  Ashford, Inc...........................................     3,465        218,434
    Aspen Insurance Holdings, Ltd..........................   871,501     36,498,462
    Associated Banc-Corp................................... 1,273,218     29,513,193
    Assured Guaranty, Ltd..................................   124,007      4,957,800
    Asta Funding, Inc......................................     5,727         21,877
    Atlantic American Corp.................................    20,640         56,347
*   Atlantic Capital Bancshares, Inc.......................    75,850      1,143,060
*   Atlanticus Holdings Corp...............................    73,372        242,128
*   Atlas Financial Holdings, Inc..........................   139,967      1,345,083
    Auburn National Bancorporation, Inc....................     2,786        112,220
#*  Axos Financial, Inc....................................   516,558     15,682,701
#   Banc of California, Inc................................   416,404      6,641,644
    BancFirst Corp.........................................   207,628     11,913,695
*   Bancorp, Inc. (The)....................................   692,723      7,273,591
#   BancorpSouth Bank...................................... 1,522,695     43,701,346
    Bank of Commerce Holdings..............................    39,175        467,750
#   Bank of Hawaii Corp....................................   381,026     29,887,679
    Bank of Marin Bancorp..................................    41,418      3,520,116
    Bank of NT Butterfield & Son, Ltd. (The)...............    52,932      2,132,630
    Bank of South Carolina Corp............................       508         10,033
    BankFinancial Corp.....................................   134,611      1,900,707
    Bankwell Financial Group, Inc..........................     2,737         82,986
    Banner Corp............................................   349,465     20,206,066
    Bar Harbor Bankshares..................................    77,536      1,982,596
*   Baycom Corp............................................    13,649        330,169
    BCB Bancorp, Inc.......................................    50,373        626,640
    Beneficial Bancorp, Inc................................   680,570     10,637,309

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
*   Berkshire Bancorp, Inc.................................     9,100 $   119,438
#   Berkshire Hills Bancorp, Inc...........................   396,380  13,227,201
*   Blucora, Inc...........................................   304,434   8,804,231
#   Blue Capital Reinsurance Holdings, Ltd.................    49,976     390,313
    Blue Hills Bancorp, Inc................................    78,377   1,819,130
    BOK Financial Corp.....................................    40,451   3,467,864
#   Boston Private Financial Holdings, Inc................. 1,168,444  15,773,994
#   Bridge Bancorp, Inc....................................   130,495   3,875,702
    BrightSphere Investment Group P.L.C....................   478,305   5,452,677
#   Brookline Bancorp, Inc.................................   753,537  11,679,823
    Bryn Mawr Bank Corp....................................   193,248   7,718,325
*   BSB Bancorp, Inc.......................................    22,597     650,794
    C&F Financial Corp.....................................    16,227     787,821
#   Cadence BanCorp........................................    16,710     368,623
#   California First National Bancorp......................    12,327     202,409
#   Cambridge Bancorp......................................     6,127     523,859
    Camden National Corp...................................   155,574   6,308,526
*   Cannae Holdings, Inc...................................    52,797     975,161
    Capital City Bank Group, Inc...........................    90,521   2,145,348
#   Capitol Federal Financial, Inc......................... 1,920,435  23,832,598
#   Capstar Financial Holdings, Inc........................    22,907     338,565
    Carolina Financial Corp................................    95,280   3,152,815
    Cathay General Bancorp................................. 1,520,898  57,292,228
    CenterState Banks Corp.................................   676,277  16,622,889
    Central Pacific Financial Corp.........................   276,220   7,468,989
    Central Valley Community Bancorp.......................    17,997     364,259
    Century Bancorp, Inc., Class A.........................    18,507   1,390,246
#   Chemical Financial Corp................................   622,548  29,172,599
    Chemung Financial Corp.................................     1,431      62,206
    Citizens & Northern Corp...............................    47,832   1,204,410
#   Citizens Community Bancorp, Inc........................     2,440      31,110
#   Citizens First Corp....................................       400       9,992
    Citizens Holding Co....................................     2,717      62,790
#*  Citizens, Inc..........................................   201,927   1,587,146
#   City Holding Co........................................   150,502  11,104,038
    Civista Bancshares, Inc................................    19,996     463,107
    CNB Financial Corp.....................................    99,602   2,549,811
    CNO Financial Group, Inc...............................   862,479  16,300,853
#   Codorus Valley Bancorp, Inc............................     8,573     225,048
#   Cohen & Steers, Inc....................................   328,776  12,621,711
    Colony Bankcorp, Inc...................................    13,230     219,883
    Columbia Banking System, Inc........................... 1,055,984  39,166,447
#   Community Bank System, Inc.............................   620,520  36,232,163
*   Community Bankers Trust Corp...........................    92,710     789,889
    Community Trust Bancorp, Inc...........................   173,510   7,896,440
    Community West Bancshares..............................     6,650      73,416
    ConnectOne Bancorp, Inc................................   300,184   6,222,814
#*  Consumer Portfolio Services, Inc.......................   225,695     882,467
#*  Cowen, Inc.............................................   145,583   2,154,628
#   Crawford & Co., Class A................................   211,834   1,914,979
    Crawford & Co., Class B................................   185,134   1,705,084
*   Customers Bancorp, Inc.................................   352,088   7,214,283
#   CVB Financial Corp..................................... 1,347,879  29,451,156
    Diamond Hill Investment Group, Inc.....................    36,732   6,324,516
#   Dime Community Bancshares, Inc.........................   410,146   6,611,554
    Donegal Group, Inc., Class A...........................   250,881   3,369,332
    Donegal Group, Inc., Class B...........................     5,267      67,470
#*  Donnelley Financial Solutions, Inc.....................   776,329  12,071,916
    Eagle Bancorp Montana, Inc.............................       225       3,701

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
*   Eagle Bancorp, Inc.....................................   346,646 $17,044,584
*   eHealth, Inc. .........................................   253,128   8,697,478
#*  Elevate Credit, Inc....................................   100,832     429,544
    EMC Insurance Group, Inc...............................   131,516   3,152,439
    Employers Holdings, Inc................................   339,913  15,622,401
#*  Encore Capital Group, Inc..............................   307,447   7,812,228
*   Enova International, Inc...............................   462,337  10,934,270
#*  Enstar Group, Ltd......................................    43,790   7,952,264
*   Entegra Financial Corp.................................    23,705     537,866
    Enterprise Bancorp, Inc................................    25,271     818,275
    Enterprise Financial Services Corp.....................   247,199  10,740,797
*   Equity Bancshares, Inc., Class A.......................    66,186   2,388,653
    ESSA Bancorp, Inc......................................    49,020     791,673
*   Essent Group, Ltd......................................   536,705  21,156,911
    Evans Bancorp, Inc.....................................    14,942     657,448
    Evercore, Inc., Class A................................   299,842  24,494,093
#*  EZCORP, Inc., Class A..................................   482,351   4,794,569
    Farmers & Merchants Bancorp, Inc.......................     3,963     161,096
    Farmers National Banc Corp.............................   110,990   1,453,969
#   FB Financial Corp......................................    13,346     486,862
    FBL Financial Group, Inc., Class A.....................   157,496  10,864,074
*   FCB Financial Holdings, Inc., Class A..................   434,403  16,998,189
    Federal Agricultural Mortgage Corp., Class A...........     2,089     133,257
    Federal Agricultural Mortgage Corp., Class C...........    88,881   6,207,449
#   Federated Investors, Inc., Class B..................... 1,156,752  28,537,072
    FedNat Holding Co......................................   162,898   3,507,194
    Fidelity Southern Corp.................................   325,468   7,557,367
    Financial Institutions, Inc............................   166,786   4,761,740
*   First Acceptance Corp..................................    13,967      16,062
    First Bancorp..........................................   286,053  10,552,495
#*  First BanCorp.......................................... 1,811,173  16,717,127
    First Bancorp, Inc.....................................    75,578   2,158,508
    First Bancshares, Inc. (The)...........................    28,716   1,034,925
#   First Bank.............................................     9,582     113,834
    First Busey Corp.......................................   462,335  12,908,393
    First Business Financial Services, Inc.................    32,112     672,104
    First Choice Bancorp...................................     9,610     216,225
    First Commonwealth Financial Corp......................   986,894  13,323,069
    First Community Bankshares, Inc........................   151,030   5,215,066
#   First Community Corp...................................     1,276      27,881
    First Defiance Financial Corp..........................   171,391   4,665,263
#   First Financial Bancorp................................ 1,063,012  27,819,024
#   First Financial Bankshares, Inc........................   507,285  29,924,742
    First Financial Corp...................................    50,310   2,307,217
    First Financial Northwest, Inc.........................    82,890   1,252,468
#*  First Foundation, Inc..................................   275,053   4,458,609
    First Hawaiian, Inc....................................     6,562     162,606
    First Internet Bancorp.................................    54,458   1,403,383
#   First Interstate BancSystem, Inc., Class A.............   437,528  18,139,911
    First Merchants Corp...................................   526,248  21,897,179
    First Mid-Illinois Bancshares, Inc.....................    21,944     818,072
    First Midwest Bancorp, Inc............................. 1,289,050  29,596,588
*   First Northwest Bancorp................................    32,207     470,222
    First of Long Island Corp. (The).......................   215,647   4,358,226
    First United Corp......................................    13,824     248,832
    First US Bancshares, Inc...............................       878       7,744
    FirstCash, Inc.........................................   625,879  50,320,672
*   Flagstar Bancorp, Inc..................................   443,466  13,654,318
    Flushing Financial Corp................................   297,854   6,758,307

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   FNB Corp...............................................   169,001 $ 1,999,282
#*  Franklin Financial Network, Inc........................   145,856   4,944,518
    FS Bancorp, Inc........................................    11,830     534,006
    Fulton Financial Corp.................................. 2,145,209  34,344,796
#   GAIN Capital Holdings, Inc.............................   352,767   2,695,140
#   GAMCO Investors, Inc., Class A.........................    90,916   1,865,605
*   Genworth Financial, Inc., Class A......................   673,113   2,880,924
#   German American Bancorp, Inc...........................   194,666   6,172,859
#   Glacier Bancorp, Inc...................................   932,686  39,545,886
    Global Indemnity, Ltd..................................    70,732   2,532,206
#*  Great Elm Capital Group, Inc...........................     1,125       3,848
    Great Southern Bancorp, Inc............................   145,146   7,859,656
#   Great Western Bancorp, Inc.............................   433,167  15,875,571
    Green Bancorp, Inc.....................................   255,374   4,724,419
*   Green Dot Corp., Class A...............................   631,439  47,825,190
#   Greenhill & Co., Inc...................................   289,502   6,383,519
#*  Greenlight Capital Re, Ltd., Class A...................   515,185   5,970,994
    Guaranty Bancorp.......................................   176,285   4,586,936
    Guaranty Bancshares, Inc...............................     3,164      94,350
    Guaranty Federal Bancshares, Inc.......................     2,898      69,900
*   Hallmark Financial Services, Inc.......................   163,913   1,825,991
#   Hamilton Lane, Inc., Class A...........................    92,796   3,561,510
    Hancock Whitney Corp...................................   334,406  14,031,676
    Hanmi Financial Corp...................................   439,701   9,224,927
    Hanover Insurance Group, Inc. (The)....................    42,819   4,769,180
#*  HarborOne Bancorp, Inc.................................    36,360     661,752
    Hawthorn Bancshares, Inc...............................       881      20,615
#   HCI Group, Inc.........................................   211,306   9,227,733
#*  Health Insurance Innovations, Inc., Class A............    55,557   2,716,737
#   Heartland Financial USA, Inc...........................   252,545  13,420,241
    Heritage Commerce Corp.................................   519,371   7,536,073
#   Heritage Financial Corp................................   278,264   9,104,798
#   Heritage Insurance Holdings, Inc.......................    63,764     890,145
#   Hilltop Holdings, Inc.................................. 1,076,042  21,413,236
    Hingham Institution for Savings........................     8,095   1,648,142
*   HMN Financial, Inc.....................................    31,110     637,444
    Home Bancorp, Inc......................................     6,417     255,012
#   Home BancShares, Inc................................... 1,202,921  22,903,616
*   HomeStreet, Inc........................................   305,199   7,929,070
*   HomeTrust Bancshares, Inc..............................    51,389   1,400,864
    Hope Bancorp, Inc...................................... 1,828,797  26,480,981
    HopFed Bancorp, Inc....................................     7,872     120,835
    Horace Mann Educators Corp.............................   331,742  13,030,826
    Horizon Bancorp, inc...................................   323,961   5,429,586
    Houlihan Lokey, Inc....................................   200,016   8,236,659
#*  Howard Bancorp, Inc....................................    36,073     573,921
    IBERIABANK Corp........................................   130,463   9,718,189
#*  Impac Mortgage Holdings, Inc...........................     1,594       8,273
    Independence Holding Co................................     3,701     134,013
#   Independent Bank Corp..................................   304,213  23,865,510
    Independent Bank Corp..................................    26,958     596,581
#   Independent Bank Group, Inc............................   164,861   9,547,101
#   Interactive Brokers Group, Inc., Class A...............   368,463  18,205,757
    International Bancshares Corp..........................   746,622  28,894,271
*   INTL. FCStone, Inc.....................................   191,491   8,670,712
    Investar Holding Corp..................................     1,068      27,864
    Investment Technology Group, Inc.......................   254,352   6,989,593
    Investors Bancorp, Inc.................................    82,167     918,627
    Investors Title Co.....................................    11,419   2,078,258

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    James River Group Holdings, Ltd........................   178,307 $ 6,864,820
#   Kearny Financial Corp..................................   822,145  10,638,556
    Kemper Corp............................................   544,635  40,951,106
    Kentucky First Federal Bancorp.........................    11,174      88,275
    Kingstone Cos., Inc....................................    92,398   1,570,766
#   Kinsale Capital Group, Inc.............................    26,421   1,577,598
    Ladenburg Thalmann Financial Services, Inc.............   910,981   2,523,417
    Lake Shore Bancorp, Inc................................       537       8,324
    Lakeland Bancorp, Inc..................................   462,740   7,621,328
    Lakeland Financial Corp................................   266,440  11,464,913
    Landmark Bancorp, Inc..................................     5,797     157,968
#   LegacyTexas Financial Group, Inc.......................   613,270  23,629,293
#   Legg Mason, Inc........................................   457,541  12,911,807
#*  LendingClub Corp....................................... 3,411,992  11,020,734
#*  LendingTree, Inc.......................................   114,834  23,160,869
*   Limestone Bancorp, Inc.................................       780      12,207
#   Live Oak Bancshares, Inc...............................     7,632     140,429
    Macatawa Bank Corp.....................................   314,908   3,416,752
#   Mackinac Financial Corp................................    47,310     738,036
#*  Magyar Bancorp, Inc....................................     1,800      22,860
#   Maiden Holdings, Ltd................................... 2,430,950   8,532,634
#*  Malvern Bancorp, Inc...................................     3,111      63,184
#   Manning & Napier, Inc..................................    37,623      73,741
    Marlin Business Services Corp..........................   134,031   3,562,544
    MB Financial, Inc......................................   818,499  36,333,171
#*  MBIA, Inc..............................................   916,934   9,077,647
    MBT Financial Corp.....................................   171,951   1,961,961
#   Medley Management, Inc., Class A.......................     2,000      10,600
    Mercantile Bank Corp...................................   124,119   3,942,019
#   Mercury General Corp...................................   622,919  36,945,326
    Meridian Bancorp, Inc..................................   555,154   8,793,639
#   Meta Financial Group, Inc..............................   310,374   7,833,840
*   MGIC Investment Corp...................................   265,559   3,242,475
#   Mid Penn Bancorp, Inc..................................     2,649      70,887
#   Midland States Bancorp, Inc............................    68,898   1,858,179
#   MidSouth Bancorp, Inc..................................   122,912   1,632,271
    MidWestOne Financial Group, Inc........................    20,348     586,226
    Moelis & Co., Class A..................................   315,613  12,738,141
    Morningstar, Inc.......................................    62,394   7,786,771
#*  Mr Cooper Group, Inc...................................    48,533     703,243
    MSB Financial Corp.....................................     1,139      21,356
    MutualFirst Financial, Inc.............................    39,742   1,411,238
    National Bank Holdings Corp., Class A..................   323,976  10,937,430
    National Bankshares, Inc...............................       236      10,190
#*  National Commerce Corp.................................    70,130   2,601,823
    National General Holdings Corp.........................   647,255  18,032,524
*   National Holdings Corp.................................     2,600       8,372
#   National Western Life Group, Inc., Class A.............    13,154   3,542,109
    Navient Corp........................................... 1,608,227  18,623,269
    Navigators Group, Inc. (The)...........................   202,188  13,981,300
#   NBT Bancorp, Inc.......................................   468,402  17,091,989
    Nelnet, Inc., Class A..................................   304,218  17,124,431
>>  NewStar Financial, Inc.................................   274,446      71,232
*   Nicholas Financial, Inc................................    54,117     616,934
*   Nicolet Bankshares, Inc................................     8,141     434,729
#*  NMI Holdings, Inc., Class A............................   436,008   9,217,209
#   Northeast Bancorp......................................    24,454     459,980
#   Northfield Bancorp, Inc................................   520,841   6,859,476
    Northrim BanCorp, Inc..................................    58,808   2,236,468

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   Northwest Bancshares, Inc.............................. 1,399,385 $22,586,074
    Norwood Financial Corp.................................     7,725     293,550
    OceanFirst Financial Corp..............................   448,675  11,360,451
#*  Ocwen Financial Corp...................................   834,226   2,919,791
    OFG Bancorp............................................   425,122   7,265,335
#   Ohio Valley Banc Corp..................................     6,595     230,429
#   Old Line Bancshares, Inc...............................   100,636   3,013,042
#   Old National Bancorp................................... 1,631,797  29,127,576
#   Old Second Bancorp, Inc................................   190,930   2,715,025
*   On Deck Capital, Inc...................................   638,546   4,405,967
*   OneMain Holdings, Inc..................................    41,512   1,183,922
    Oppenheimer Holdings, Inc., Class A....................    67,039   2,062,120
#   Opus Bank..............................................   204,785   3,888,867
#   Oritani Financial Corp.................................   524,814   7,667,533
    Orrstown Financial Services, Inc.......................     7,868     159,406
*   Pacific Mercantile Bancorp.............................   102,147     844,756
#*  Pacific Premier Bancorp, Inc...........................   452,702  13,232,479
#   Park National Corp.....................................    83,250   7,609,050
#   Parke Bancorp, Inc.....................................    10,653     210,290
#   Patriot National Bancorp, Inc..........................       424       8,650
#   PCSB Financial Corp....................................     4,693      87,853
    Peapack Gladstone Financial Corp.......................   180,924   4,883,139
    Penns Woods Bancorp, Inc...............................    22,565     913,883
    Pennymac Financial Services,Inc........................   258,518   5,167,775
#   Peoples Bancorp of North Carolina, Inc.................     4,704     130,959
    Peoples Bancorp, Inc...................................   180,271   6,170,676
    People's Utah Bancorp..................................   114,276   3,829,389
    Piper Jaffray Cos......................................    68,956   4,784,167
    PJT Partners, Inc., Class A............................   161,004   7,299,921
    Popular, Inc...........................................   534,786  27,814,220
#*  PRA Group, Inc.........................................   594,249  18,326,639
#   Preferred Bank.........................................   156,454   8,043,300
    Premier Financial Bancorp, Inc.........................    71,493   1,268,286
    Primerica, Inc.........................................   300,918  33,022,741
#   ProAssurance Corp......................................   701,935  30,828,985
    Protective Insurance Corp., Class A....................     1,471      31,494
    Protective Insurance Corp., Class B....................    67,997   1,567,331
*   Provident Bancorp, Inc.................................     1,929      48,283
    Provident Financial Holdings, Inc......................    66,843   1,156,384
    Provident Financial Services, Inc......................   510,510  12,456,444
    Prudential Bancorp, Inc................................    16,313     293,145
    Pzena Investment Management, Inc., Class A.............   188,040   1,891,682
    QCR Holdings, Inc......................................   115,477   4,206,827
#   RBB Bancorp............................................     9,978     215,325
*   Regional Management Corp...............................   119,786   3,457,024
    Renasant Corp..........................................   537,764  18,757,208
    Republic Bancorp, Inc., Class A........................    90,945   4,080,702
#*  Republic First Bancorp, Inc............................   243,997   1,646,980
    Riverview Bancorp, Inc.................................   200,150   1,695,271
#   RLI Corp...............................................   479,431  35,444,334
#   S&T Bancorp, Inc.......................................   322,521  12,936,317
#*  Safeguard Scientifics, Inc.............................   349,983   2,992,355
    Safety Insurance Group, Inc............................   186,277  15,513,149
    Salisbury Bancorp, Inc.................................     2,658     106,586
    Sandy Spring Bancorp, Inc..............................   298,969  10,628,348
    SB Financial Group, Inc................................       790      14,323
#   SB One Bancorp.........................................    26,509     639,662
#*  Seacoast Banking Corp. of Florida......................   387,006  10,182,128
*   Security National Financial Corp., Class A.............     2,204      12,563

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#*  Select Bancorp, Inc....................................    12,111 $   149,208
#   Selective Insurance Group, Inc.........................   763,279  49,498,643
#   ServisFirst Bancshares, Inc............................   404,684  14,560,530
    Shore Bancshares, Inc..................................    44,763     721,580
    SI Financial Group, Inc................................    25,034     331,450
    Sierra Bancorp.........................................   144,087   3,923,489
    Silvercrest Asset Management Group, Inc., Class A......    28,209     405,645
    Simmons First National Corp., Class A..................   915,465  24,516,153
*   SmartFinancial, Inc....................................    14,697     298,937
    Sound Financial Bancorp, Inc...........................       100       3,569
    South State Corp.......................................   357,965  24,223,492
*   Southern First Bancshares, Inc.........................    62,187   2,233,135
    Southern Missouri Bancorp, Inc.........................    19,229     647,440
    Southern National Bancorp of Virginia, Inc.............    47,848     722,983
#   Southside Bancshares, Inc..............................   325,438  10,309,876
    Southwest Georgia Financial Corp.......................     1,844      42,919
#   State Auto Financial Corp..............................   181,495   5,769,726
    State Bank Financial Corp..............................   261,471   6,685,813
#   Sterling Bancorp....................................... 2,031,889  36,533,364
    Stewart Information Services Corp......................   368,410  15,207,965
    Stifel Financial Corp..................................   421,689  19,279,621
    Stock Yards Bancorp, Inc...............................   230,865   7,320,729
    Summit Financial Group, Inc............................    12,653     266,978
    Summit State Bank......................................       743      10,402
    TCF Financial Corp..................................... 2,107,424  44,003,013
    Territorial Bancorp, Inc...............................    72,092   1,963,786
*   Texas Capital Bancshares, Inc..........................   140,913   9,191,755
#   TFS Financial Corp.....................................     3,633      53,441
*   Third Point Reinsurance, Ltd...........................    88,276     976,333
    Timberland Bancorp, Inc................................    91,500   2,655,330
    Tiptree, Inc...........................................   325,653   1,918,096
#   Tompkins Financial Corp................................   143,726  10,510,682
    Towne Bank.............................................   562,513  15,823,491
    TriCo Bancshares.......................................   232,156   8,362,259
#*  TriState Capital Holdings, Inc.........................   317,264   8,001,398
#*  Triumph Bancorp, Inc...................................    76,819   2,754,729
#*  Trupanion, Inc.........................................    16,704     421,943
#   TrustCo Bank Corp. NY.................................. 1,178,702   8,828,478
#   Trustmark Corp.........................................   903,702  27,834,022
#   UMB Financial Corp.....................................   500,123  31,932,854
*   Unico American Corp....................................    11,600      75,632
#   Union Bankshares Corp..................................   542,276  18,513,303
    Union Bankshares, Inc..................................     2,252     106,857
    United Bancshares, Inc.................................       900      19,575
#   United Bankshares, Inc.................................   708,499  23,500,912
    United Community Banks, Inc............................   903,080  22,459,600
    United Community Financial Corp........................   629,377   5,758,800
    United Financial Bancorp, Inc..........................   500,341   7,730,268
    United Fire Group, Inc.................................   151,716   8,166,872
#   United Insurance Holdings Corp.........................   360,549   7,110,026
#   United Security Bancshares.............................    38,816     416,108
#   Unity Bancorp, Inc.....................................    35,080     742,644
    Universal Insurance Holdings, Inc......................   329,354  13,826,281
    Univest Corp. of Pennsylvania..........................   280,693   7,006,097
#   Valley National Bancorp................................ 1,856,599  18,528,858
#   Value Line, Inc........................................    26,515     669,504
#*  Veritex Holdings, Inc..................................   180,970   4,263,653
*   Victory Capital Holdings, Inc., Class A................    14,662     114,364
#   Virtu Financial, Inc., Class A.........................   129,731   3,077,219

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
FINANCIALS -- (Continued)
#   Virtus Investment Partners, Inc........................   101,127 $   10,045,956
#   Waddell & Reed Financial, Inc., Class A................   960,621     18,319,042
    Walker & Dunlop, Inc...................................   370,541     15,547,900
    Washington Federal, Inc................................   822,779     23,169,457
    Washington Trust Bancorp, Inc..........................   178,355      9,158,529
    Waterstone Financial, Inc..............................   228,754      3,737,840
    WesBanco, Inc..........................................   495,315     19,862,131
    West Bancorporation, Inc...............................   149,918      3,296,697
#   Westamerica Bancorporation.............................   199,313     11,602,010
    Western New England Bancorp, Inc.......................   248,193      2,491,858
    Westwood Holdings Group, Inc...........................   125,163      5,300,653
#   White Mountains Insurance Group, Ltd...................    15,727     13,944,659
    Wintrust Financial Corp................................   290,662     22,131,005
#   WisdomTree Investments, Inc............................   725,742      5,639,015
#*  World Acceptance Corp..................................    87,842      8,915,085
    WSFS Financial Corp....................................   296,577     12,613,420
    WVS Financial Corp.....................................     4,423         59,711
                                                                      --------------
TOTAL FINANCIALS...........................................            3,347,417,656
                                                                      --------------
HEALTHCARE -- (8.2%)
#*  Abeona Therapeutics, Inc...............................    34,916        300,278
#*  AC Immune SA...........................................       172          1,424
#*  Acadia Healthcare Co., Inc.............................   773,632     32,105,728
#*  Accuray, Inc........................................... 1,001,437      4,496,452
#   Aceto Corp.............................................   297,901        610,697
#*  Achaogen, Inc..........................................    14,087         54,235
#*  Achieve Life Sciences, Inc.............................    32,594         66,492
*   Achillion Pharmaceuticals, Inc......................... 1,590,060      4,547,572
#*  Aclaris Therapeutics, Inc..............................    79,992        951,105
#*  Acorda Therapeutics, Inc...............................   495,415      9,467,381
#*  Adamas Pharmaceuticals, Inc............................    42,637        705,642
#*  Adamis Pharmaceuticals Corp............................    45,415        116,262
*   Addus HomeCare Corp....................................   240,963     15,783,076
#*  Aduro Biotech, Inc.....................................   129,339        548,397
#*  Adverum Biotechnologies, Inc...........................   254,355      1,068,291
#*  Aeglea BioTherapeutics, Inc............................    70,338        607,017
*   Affimed NV.............................................    89,567        282,136
#*  Agios Pharmaceuticals, Inc.............................     9,029        569,369
#*  Akebia Therapeutics, Inc...............................   273,283      2,046,890
*   Akorn, Inc.............................................   583,194      3,889,904
#*  Albireo Pharma, Inc....................................    37,062        989,926
#*  Alder Biopharmaceuticals, Inc..........................   346,493      4,400,461
#*  Aldeyra Therapeutics, Inc..............................    20,015        215,562
#*  Allscripts Healthcare Solutions, Inc................... 2,551,593     30,389,473
#*  Alphatec Holdings, Inc.................................    23,840         71,520
#*  Altimmune, Inc.........................................    25,525         97,250
#*  AMAG Pharmaceuticals, Inc..............................    72,452      1,557,718
#*  Amedisys, Inc..........................................   364,629     40,109,190
#*  American Renal Associates Holdings, Inc................   274,868      5,302,204
*   American Shared Hospital Services......................    10,189         32,095
#*  Amicus Therapeutics, Inc...............................   192,898      2,156,600
#*  AMN Healthcare Services, Inc...........................   519,275     26,285,700
#*  Amneal Pharmaceuticals, Inc............................   244,398      4,509,143
*   Amphastar Pharmaceuticals, Inc.........................   492,714      8,844,216
#*  AngioDynamics, Inc.....................................   348,062      7,110,907
#*  ANI Pharmaceuticals, Inc...............................   191,469      9,291,991
#*  Anika Therapeutics, Inc................................   274,055      9,800,207
#*  Apollo Endosurgery, Inc................................     6,591         37,437
*   Apollo Medical Holdings, Inc...........................       507         10,368

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#*  Applied Genetic Technologies Corp......................   170,498 $ 1,070,727
#*  Aptevo Therapeutics, Inc...............................   506,930   1,708,354
*   Aquinox Pharmaceuticals, Inc...........................    38,507      99,348
#*  Aratana Therapeutics, Inc..............................   446,317   2,651,123
#*  Aravive, Inc...........................................    44,493     262,509
#*  Ardelyx, Inc...........................................   771,324   2,121,141
#*  Arena Pharmaceuticals, Inc.............................    55,269   1,970,893
#*  Arrowhead Pharmaceuticals, Inc.........................    11,679     148,557
#*  Assertio Therapeutics, Inc.............................   605,629   2,940,329
#*  Atara Biotherapeutics, Inc.............................    98,541   3,367,146
    Atrion Corp............................................    11,353   7,744,790
#*  Audentes Therapeutics, Inc.............................    27,219     767,576
#*  Avanos Medical, Inc....................................   481,467  27,251,032
#*  Bellicum Pharmaceuticals, Inc..........................    32,719     133,166
*   Biocept, Inc...........................................    22,101      41,992
*   BioDelivery Sciences International Inc.................    41,948     155,627
#*  BioScrip, Inc..........................................   718,477   1,925,518
*   BioSpecifics Technologies Corp.........................   111,958   6,859,667
*   BioTelemetry, Inc......................................   443,650  25,776,065
#*  BioTime, Inc...........................................    73,137     142,617
*   Bovie Medical Corp.....................................    27,437     144,593
#*  Brookdale Senior Living, Inc........................... 3,729,046  33,300,381
#*  Calithera Biosciences, Inc.............................   244,958   1,156,202
#*  Calyxt, Inc............................................     3,732      44,933
#*  Cambrex Corp...........................................   348,547  18,574,070
#   Cantel Medical Corp....................................   343,429  27,182,405
#*  Capital Senior Living Corp.............................   536,755   4,830,795
#*  CASI Pharmaceuticals, Inc..............................     4,800      15,744
#*  Castlight Health, Inc., Class B........................   404,344     998,730
*   Catalyst Biosciences, Inc..............................   123,950   1,103,155
#*  Catalyst Pharmaceuticals, Inc..........................    96,777     288,395
*   Celldex Therapeutics, Inc..............................    24,534       7,716
#*  Cellectar Biosciences, Inc.............................     7,100      17,608
#*  Cellular Biomedicine Group, Inc........................     3,935      50,053
#*  Champions Oncology, Inc................................    35,078     434,266
#*  Check Cap, Ltd.........................................    23,382      83,474
    Chemed Corp............................................    57,202  17,408,285
#*  ChemoCentryx, Inc......................................   260,113   2,814,423
#*  CHF Solutions, Inc.....................................    17,875      17,607
*   Chimerix, Inc..........................................   655,905   2,289,108
#*  Cidara Therapeutics, Inc...............................    12,188      47,899
*   Civitas Solutions, Inc.................................   181,522   2,624,808
*   Clearside Biomedical, Inc..............................    27,283     147,874
*   Clementia Pharmaceuticals, Inc.........................     2,928      38,064
#*  Clovis Oncology, Inc...................................    28,795     334,886
#*  Collegium Pharmaceutical, Inc..........................    45,432     729,184
#*  Community Health Systems, Inc..........................   966,680   3,054,709
#   Computer Programs & Systems, Inc.......................    80,457   2,011,425
#*  Concert Pharmaceuticals, Inc...........................   307,398   4,586,378
*   ConforMIS, Inc.........................................     8,532       7,285
    CONMED Corp............................................   245,867  16,578,812
#*  Corbus Pharmaceuticals Holdings, Inc...................     4,742      31,582
#*  Corcept Therapeutics, Inc..............................   534,709   6,282,831
*   CorVel Corp............................................   179,800  10,421,208
#*  Corvus Pharmaceuticals, Inc............................   116,217     882,087
*   Cross Country Healthcare, Inc..........................   424,670   3,749,836
*   CryoLife, Inc..........................................   469,703  14,551,399
#*  Cumberland Pharmaceuticals, Inc........................   138,305     746,847
*   Cutera, Inc............................................   211,667   4,296,840

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#*  Cymabay Therapeutics, Inc..............................   157,919 $ 1,666,045
#*  CynergisTek, Inc.......................................    13,560      54,240
#*  Cytokinetics, Inc......................................    67,523     451,729
#*  Dermira, Inc...........................................   502,855   6,310,830
    Digirad Corp...........................................   125,409     156,134
#*  Diplomat Pharmacy, Inc.................................   201,916   4,006,013
#*  Eagle Pharmaceuticals, Inc.............................    28,259   1,391,473
*   Eiger BioPharmaceuticals, Inc..........................    15,227     182,419
*   Electromed, Inc........................................    41,622     268,046
*   Emergent BioSolutions, Inc.............................   448,256  27,428,785
#*  Enanta Pharmaceuticals, Inc............................   233,098  17,985,842
*   Endo International P.L.C............................... 1,791,697  30,351,347
#*  Endologix Inc..........................................   155,855     190,143
    Ensign Group, Inc. (The)...............................   521,260  19,307,470
*   Enzo Biochem, Inc......................................   535,800   1,778,856
#*  Epizyme Inc............................................   238,044   1,916,254
#*  Evolent Health, Inc., Class A..........................   652,913  14,494,669
#*  Five Prime Therapeutics, Inc...........................   145,156   1,762,194
#*  Flexion Therapeutics, Inc..............................    20,678     279,980
*   FONAR Corp.............................................    46,606   1,153,032
#*  Gemphire Therapeutics, Inc.............................    26,496      32,325
#*  Global Blood Therapeutics Inc..........................   137,740   4,833,297
*   Globus Medical, Inc., Class A..........................   311,167  16,445,176
#*  GlycoMimetics, Inc.....................................   168,778   2,123,227
*   Haemonetics Corp.......................................   267,115  27,905,504
#*  Halozyme Therapeutics, Inc.............................   204,331   3,173,260
*   Harvard Bioscience, Inc................................   471,058   1,865,390
#*  HealthEquity, Inc......................................   182,158  16,722,104
    HealthStream, Inc......................................   341,381   8,981,734
#*  Heska Corp.............................................    93,194   9,339,903
*   HMS Holdings Corp......................................   890,335  25,659,455
#*  Horizon Pharma P.L.C................................... 2,383,195  43,397,981
*   Icad, Inc..............................................    10,207      29,804
#*  Idera Pharmaceuticals, Inc.............................    19,161     127,804
*   Immune Design Corp.....................................   383,494     552,231
#*  Infinity Pharmaceuticals, Inc..........................   376,425     752,850
*   InfuSystem Holdings, Inc...............................     8,732      26,895
#*  Innoviva, Inc..........................................   645,708   9,014,084
#*  Inogen, Inc............................................   201,007  38,104,897
#*  Inovalon Holdings, Inc., Class A.......................     2,445      23,007
#*  Inovio Pharmaceuticals, Inc............................   234,505   1,156,110
#*  Insmed, Inc............................................   204,138   2,980,415
*   Integer Holdings Corp..................................   319,518  23,794,505
#*  Integra LifeSciences Holdings Corp.....................    73,791   3,952,984
#*  Intellia Therapeutics, Inc.............................     1,066      18,101
#*  Intra-Cellular Therapies, Inc..........................   228,845   3,885,788
#*  Intrexon Corp..........................................    14,359     165,990
#*  IntriCon Corp..........................................   112,428   4,708,485
#   Invacare Corp..........................................   632,690   8,174,355
#*  Iovance Biotherapeutics, Inc...........................    38,466     349,271
#*  iRadimed Corp..........................................     1,100      27,456
*   IRIDEX Corp............................................    55,469     287,884
#*  Jounce Therapeutics, Inc...............................   207,557     838,530
#*  K2M Group Holdings, Inc................................    31,103     851,600
#*  Kadmon Holdings, Inc...................................    39,554      93,743
#*  Kala Pharmaceuticals, Inc..............................   138,843   1,006,612
#*  Karyopharm Therapeutics, Inc...........................    92,140     971,156
    Kewaunee Scientific Corp...............................    12,748     364,593
#*  Kindred Biosciences, Inc...............................   420,072   6,107,847

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#*  La Jolla Pharmaceutical................................    24,379 $   397,378
#*  Lannett Co., Inc.......................................    35,583     130,234
*   Lantheus Holdings, Inc.................................   558,574   7,803,279
#   LeMaitre Vascular, Inc.................................   394,951  10,545,192
#*  LHC Group, Inc.........................................   376,762  34,447,350
#*  LifePoint Health, Inc..................................   403,549  26,174,188
#*  Ligand Pharmaceuticals, Inc............................    36,856   6,074,237
#*  Lipocine, Inc..........................................     6,913       9,678
*   LivaNova P.L.C.........................................   192,399  21,546,764
#   Luminex Corp...........................................   488,630  14,057,885
*   MacroGenics, Inc.......................................   240,881   3,964,901
*   Magellan Health, Inc...................................   273,206  17,774,782
#*  Mallinckrodt P.L.C.....................................   686,336  17,199,580
#*  Marinus Pharmaceuticals, Inc...........................    26,879     125,794
#*  Medical Transcription Billing Corp.....................     8,924      45,066
#*  Medidata Solutions, Inc................................    56,972   4,005,132
*   MEDNAX, Inc............................................    13,028     537,926
*   Medpace Holdings, Inc..................................    31,307   1,631,095
#*  MEI Pharma, Inc........................................    25,224      84,248
#*  Melinta Therapeutics, Inc..............................    42,302     111,254
    Meridian Bioscience, Inc...............................   700,724  11,358,736
#*  Merit Medical Systems, Inc.............................   637,177  36,395,550
#*  Merrimack Pharmaceuticals, Inc.........................    28,163     109,554
#*  Microbot Medical, Inc..................................     9,800      45,178
*   Micron Solutions, Inc..................................     6,674      23,159
#*  MiMedx Group, Inc......................................     3,062      17,821
#*  Minerva Neurosciences, Inc.............................   542,899   5,955,602
#*  Miragen Therapeutics, Inc..............................   109,994     475,174
#*  Mirati Therapeutics, Inc...............................    38,591   1,442,146
*   Misonix, Inc...........................................    84,964   1,410,402
#*  Molecular Templates, Inc...............................    59,871     256,248
*   Moleculin Biotech, Inc.................................    10,785      11,216
*   Momenta Pharmaceuticals, Inc...........................   321,737   4,024,930
#*  Myriad Genetics, Inc...................................   796,274  35,856,218
#*  Nabriva Therapeutics P.L.C.............................    80,115     158,628
*   NantKwest, Inc.........................................     5,502      11,994
    National HealthCare Corp...............................    54,960   4,370,969
    National Research Corp., Class A.......................   138,724   5,278,448
#*  Natus Medical, Inc.....................................   361,538  10,802,755
#*  Neogen Corp............................................   294,929  17,908,089
*   NeoGenomics, Inc.......................................   263,112   4,851,785
*   Neurotrope, Inc........................................    12,308      86,894
#*  NewLink Genetics Corp..................................     5,991      11,323
*   NextGen Healthcare, Inc................................   693,142  10,237,707
#*  NuVasive, Inc..........................................   488,732  27,452,076
*   Nuvectra Corp..........................................   217,348   4,349,133
#*  Obalon Therapeutics, Inc...............................    10,929      22,131
*   ObsEva SA..............................................    12,658     198,857
#*  Ocular Therapeutix, Inc................................     5,259      26,085
#*  Omnicell, Inc..........................................   411,533  29,095,383
#*  Onconova Therapeutics, Inc.............................     7,340      38,608
#*  OpGen, Inc.............................................    23,245      28,359
*   Ophthotech Corp........................................   273,196     617,423
#*  Opiant Pharmaceuticals, Inc............................     2,884      52,316
#*  OPKO Health, Inc....................................... 1,722,852   5,823,240
*   OraSure Technologies, Inc.............................. 1,163,753  16,176,167
*   Orthofix Medical, Inc..................................   236,578  14,388,674
#*  Otonomy, Inc...........................................   160,507     373,981
#*  Ovid therapeutics, Inc.................................    33,301     170,834

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
#   Owens & Minor, Inc.....................................   540,366 $ 4,268,891
*   Pacira Pharmaceuticals, Inc............................    51,479   2,516,808
#*  Paratek Pharmaceuticals Inc............................   147,618   1,099,754
#   Patterson Cos., Inc....................................   585,265  13,215,284
#*  PDL BioPharma, Inc.....................................   873,053   2,173,902
#*  PetIQ, Inc.............................................     9,742     308,432
*   Pfenex, Inc............................................   121,870     483,824
    Phibro Animal Health Corp., Class A....................   165,006   7,082,058
#*  PolarityTE, Inc........................................     8,144     124,115
#*  Prestige Consumer Healthcare, Inc......................   581,758  21,036,369
    ProPhase Labs, Inc.....................................       259         777
#*  Protagonist Therapeutics, Inc..........................   123,559     987,236
#*  Proteostasis Therapeutics, Inc.........................    12,504      77,650
#*  Prothena Corp. P.L.C...................................   290,555   3,602,882
*   Providence Service Corp. (The).........................   202,412  13,377,409
    Psychemedics Corp......................................    57,333   1,003,327
*   PTC Therapeutics, Inc..................................    73,397   2,827,252
*   Quidel Corp............................................   282,609  18,188,715
#*  Quorum Health Corp.....................................   300,915   1,197,642
*   R1 RCM, Inc............................................   303,613   2,571,602
#*  Ra Pharmaceuticals, Inc................................   174,336   2,496,492
*   RadNet, Inc............................................   571,673   8,460,760
#*  Recro Pharma, Inc......................................    62,023     400,669
#*  REGENXBIO, Inc.........................................    44,342   2,956,281
#*  Regulus Therapeutics, Inc..............................     2,862       5,066
#*  Repligen Corp..........................................   221,786  12,025,237
#*  Retrophin, Inc.........................................   366,924   9,415,270
*   Revance Therapeutics, Inc..............................    68,985   1,501,803
#*  Rigel Pharmaceuticals, Inc.............................   550,094   1,578,770
*   RTI Surgical, Inc......................................   915,022   4,190,801
#*  Sangamo Therapeutics, Inc..............................   269,947   3,420,228
#*  Savara, Inc............................................    13,875     124,875
#*  SCYNEXIS, Inc..........................................    10,676      10,676
*   SeaSpine Holdings Corp.................................   145,345   2,495,574
*   Select Medical Holdings Corp........................... 1,336,678  22,162,121
#*  Sesen Bio, Inc.........................................    90,020     133,230
#*  Sienna Biopharmaceuticals, Inc.........................       719       6,636
#*  Sierra Oncology, Inc...................................   216,182     369,671
#   Simulations Plus, Inc..................................   217,909   4,403,941
#*  Sonoma Pharmaceuticals, Inc............................     2,032       2,154
#*  Spark Therapeutics Inc.................................    35,086   1,578,519
#*  Spectrum Pharmaceuticals, Inc..........................   214,273   2,549,849
*   STAAR Surgical Co......................................     1,758      70,513
#*  Stemline Therapeutics, Inc.............................    53,255     797,760
#*  Strata Skin Sciences, Inc..............................    26,318      72,901
#*  Supernus Pharmaceuticals, Inc..........................   508,576  24,187,875
#*  Surgery Partners, Inc..................................   223,277   3,034,334
*   Surmodics, Inc.........................................   205,525  13,036,451
#*  Syndax Pharmaceuticals, Inc............................   430,693   2,071,633
#*  Syneos Health, Inc.....................................   214,146   9,771,482
#*  Synlogic, Inc..........................................    94,211     745,209
#*  Syros Pharmaceuticals, Inc.............................    67,057     441,235
#*  Taro Pharmaceutical Industries, Ltd....................       858      85,380
#*  Teligent, Inc..........................................     5,675      18,217
#*  Tenax Therapeutics, Inc................................     6,712      33,493
#*  Tenet Healthcare Corp..................................   837,463  21,547,923
#*  Tetraphase Pharmaceuticals, Inc........................   170,020     348,541
#*  TG Therapeutics Inc....................................    60,823     276,745
#*  Tivity Health, Inc.....................................   402,034  13,833,990

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
HEALTHCARE -- (Continued)
#*  Tocagen, Inc...........................................  15,922 $      166,544
#*  Trevena, Inc...........................................  12,385         11,320
#*  Triple-S Management Corp., Class B..................... 197,710      3,392,704
#*  Ultragenyx Pharmaceutical Inc..........................   1,335         64,681
#   US Physical Therapy, Inc............................... 130,547     14,036,413
    Utah Medical Products, Inc.............................  44,779      3,903,833
#*  Vanda Pharmaceuticals Inc..............................  48,361        917,408
#*  Varex Imaging Corp..................................... 219,114      5,688,199
#*  Verastem, Inc.......................................... 342,693      1,737,453
#*  Vocera Communications Inc..............................  30,038      1,042,619
*   Voyager Therapeutics, Inc..............................   9,324        126,527
#*  Wright Medical Group NV................................ 237,229      6,400,438
#*  Xencor, Inc............................................  10,066        329,360
#*  XOMA Corp..............................................  27,033        332,776
#*  Zafgen, Inc............................................ 187,463      1,820,266
#*  Zogenix, Inc........................................... 108,431      4,528,079
#*  Zosano Pharma Corp.....................................  19,255         65,274
                                                                    --------------
TOTAL HEALTHCARE...........................................          1,626,386,128
                                                                    --------------
INDUSTRIALS -- (16.7%)
#   AAON, Inc.............................................. 503,101     17,351,954
    AAR Corp............................................... 267,276     12,716,992
#   ABM Industries, Inc.................................... 724,073     22,265,245
*   Acacia Research Corp................................... 301,684        989,524
    ACCO Brands Corp....................................... 971,373      7,838,980
#   Acme United Corp.......................................  14,058        244,047
    Actuant Corp., Class A................................. 581,634     13,871,971
*   Advanced Disposal Services, Inc........................   6,136        166,224
#   Advanced Drainage Systems, Inc......................... 297,488      8,267,192
#*  Aegion Corp............................................ 253,185      4,901,662
*   AeroCentury Corp.......................................   2,989         43,012
#*  Aerojet Rocketdyne Holdings, Inc....................... 803,753     28,388,556
#*  Aerovironment, Inc..................................... 370,573     33,340,453
*   Air Transport Services Group, Inc...................... 678,389     13,296,424
#   Aircastle, Ltd......................................... 820,723     15,946,648
    Alamo Group, Inc.......................................  90,687      7,773,690
    Albany International Corp., Class A.................... 294,573     20,614,219
#   Allegiant Travel Co.................................... 154,735     17,661,453
    Allied Motion Technologies, Inc........................ 143,217      6,252,854
#*  Alpha Pro Tech, Ltd....................................  20,453         69,540
    Altra Industrial Motion Corp........................... 267,757      8,640,518
*   Ameresco, Inc., Class A................................ 171,940      2,814,658
    American Railcar Industries, Inc....................... 111,040      7,762,806
#*  American Superconductor Corp...........................   1,808         10,830
#*  American Woodmark Corp................................. 166,327     10,052,804
*   AMREP Corp.............................................   8,340         55,544
#   Apogee Enterprises, Inc................................ 300,647     10,853,357
    Applied Industrial Technologies, Inc................... 406,003     26,686,577
#*  Aqua Metals, Inc.......................................   3,423          7,873
*   ARC Document Solutions, Inc............................ 471,963      1,076,076
    ArcBest Corp........................................... 207,206      7,691,487
#   Argan, Inc............................................. 204,205      8,989,104
*   Armstrong Flooring, Inc................................ 298,359      4,639,482
*   Armstrong World Industries, Inc........................ 528,717     32,648,275
#*  Arotech Corp........................................... 227,607        628,195
*   Art's-Way Manufacturing Co., Inc.......................     400            854
*   ASGN, Inc.............................................. 506,767     33,993,930
    Astec Industries, Inc.................................. 318,636     11,983,900
*   Astronics Corp......................................... 311,055      9,070,364

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
*   Astronics Corp., Class B...............................    46,658 $ 1,357,755
*   Atkore International Group, Inc........................   250,741   4,829,272
#*  Atlas Air Worldwide Holdings, Inc......................   208,300  10,752,446
#*  Avalon Holdings Corp., Class A.........................    47,536     149,738
#*  Avis Budget Group, Inc.................................   416,240  11,704,669
#*  Axon Enterprise, Inc...................................   494,950  30,548,314
    AZZ, Inc...............................................   270,961  12,017,120
#*  Babcock & Wilcox Enterprises, Inc...................... 2,613,261   2,554,724
    Barnes Group, Inc......................................   536,837  30,384,974
    Barrett Business Services, Inc.........................   104,513   6,575,958
#*  Beacon Roofing Supply, Inc.............................   684,380  19,101,046
#   BG Staffing, Inc.......................................    82,468   2,130,973
#*  Blue Bird Corp.........................................    77,058   1,434,049
#*  BlueLinx Holdings, Inc.................................    53,217   1,253,260
#*  BMC Stock Holdings, Inc................................   326,557   5,466,564
    Brady Corp., Class A...................................   454,449  18,309,750
#   Briggs & Stratton Corp.................................   469,595   6,823,215
#   Brink's Co. (The)......................................   365,082  24,212,238
*   Broadwind Energy, Inc..................................     8,305      15,281
#*  Builders FirstSource, Inc.............................. 1,062,117  13,149,008
#*  CAI International, Inc.................................   217,703   5,422,982
*   Casella Waste Systems, Inc., Class A...................   793,733  25,843,947
*   CBIZ, Inc..............................................   437,359   9,700,623
#   CECO Environmental Corp................................   454,838   3,383,995
#*  Celadon Group, Inc.....................................   128,400     296,604
*   Chart Industries, Inc..................................   496,806  33,807,648
#   Chicago Rivet & Machine Co.............................     4,772     159,598
#*  Cimpress NV............................................   293,238  36,651,818
#   CIRCOR International, Inc..............................   334,697  10,881,000
*   Civeo Corp............................................. 1,163,409   3,315,716
*   Clean Harbors, Inc.....................................   518,261  35,262,478
#*  Colfax Corp............................................   534,888  14,992,911
    Columbus McKinnon Corp.................................   210,451   7,729,865
    Comfort Systems USA, Inc...............................   372,873  19,941,248
*   Commercial Vehicle Group, Inc..........................   715,079   4,783,879
    CompX International, Inc...............................     9,814     127,975
*   Continental Building Products, Inc.....................   417,759  11,617,878
*   Continental Materials Corp.............................       397       6,156
    Copa Holdings SA, Class A..............................    10,108     732,122
#   Costamare, Inc.........................................   333,268   1,766,320
#   Covanta Holding Corp................................... 1,413,206  20,759,996
*   Covenant Transportation Group, Inc., Class A...........   174,608   4,370,438
#*  CPI Aerostructures, Inc................................    95,228     647,550
    CRA International, Inc.................................    60,770   2,561,456
*   CSW Industrials, Inc...................................   134,175   6,176,075
    Cubic Corp.............................................   271,157  17,790,611
    Deluxe Corp............................................   426,373  20,129,069
    DMC Global, Inc........................................   181,545   6,998,560
#*  Document Security Systems, Inc.........................    21,530      22,607
    Douglas Dynamics, Inc..................................   308,547  13,387,854
*   Ducommun, Inc..........................................   103,775   3,856,279
*   DXP Enterprises, Inc...................................   269,112   8,552,379
#*  Dycom Industries, Inc..................................   329,337  22,355,396
*   Eagle Bulk Shipping, Inc...............................   131,574     656,554
    Eastern Co. (The)......................................    36,557   1,034,563
#*  Echo Global Logistics, Inc.............................   461,665  11,869,407
    Ecology and Environment, Inc., Class A.................    11,494     148,847
    EMCOR Group, Inc.......................................   223,376  15,855,229
    Encore Wire Corp.......................................   165,998   7,337,112

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
#*  Energy Recovery, Inc...................................  11,843 $    88,823
    EnerSys................................................ 443,663  35,302,265
*   Engility Holdings, Inc................................. 186,122   5,775,366
    Ennis, Inc............................................. 178,567   3,457,057
    EnPro Industries, Inc.................................. 218,470  13,588,834
#   EnviroStar, Inc........................................   9,986     414,918
#   ESCO Technologies, Inc................................. 210,875  12,909,768
    Espey Manufacturing & Electronics Corp.................  13,081     366,268
    Essendant, Inc......................................... 451,312   5,749,715
*   Esterline Technologies Corp............................ 290,320  34,071,955
*   ExOne Co. (The)........................................  10,900      71,940
    Exponent, Inc.......................................... 507,534  25,610,166
    Federal Signal Corp.................................... 707,459  15,557,023
    Forrester Research, Inc................................ 209,822   8,451,630
    Forward Air Corp....................................... 311,190  18,668,288
*   Franklin Covey Co...................................... 195,766   4,373,412
    Franklin Electric Co., Inc............................. 467,822  19,845,009
*   FreightCar America, Inc................................ 160,688   2,297,838
*   FTI Consulting, Inc.................................... 402,955  27,848,220
#*  FuelCell Energy, Inc...................................  56,907      48,104
#   GATX Corp.............................................. 347,725  26,055,034
*   Genco Shipping & Trading, Ltd.......................... 149,603   1,648,625
*   Gencor Industries, Inc................................. 212,427   2,417,419
*   Generac Holdings, Inc.................................. 648,881  32,917,733
#*  Gibraltar Industries, Inc.............................. 264,806   9,437,686
    Global Brass & Copper Holdings, Inc.................... 309,478   9,785,694
*   GMS, Inc............................................... 127,480   2,095,771
#*  Golden Ocean Group, Ltd................................  12,487      95,026
*   Goldfield Corp. (The).................................. 524,565   1,940,891
    Gorman-Rupp Co. (The).................................. 377,317  13,017,437
*   GP Strategies Corp..................................... 168,612   2,463,421
    Graham Corp............................................ 120,364   2,962,158
#   Granite Construction, Inc.............................. 506,386  23,151,968
*   Great Lakes Dredge & Dock Corp......................... 664,519   3,860,855
#   Greenbrier Cos., Inc. (The)............................ 224,096  10,633,355
    Griffon Corp........................................... 272,498   3,302,676
    H&E Equipment Services, Inc............................ 439,423  10,585,700
*   Harsco Corp............................................ 650,196  17,860,884
#   Hawaiian Holdings, Inc................................. 578,979  20,038,463
#   Healthcare Services Group, Inc......................... 520,088  21,110,372
#   Heartland Express, Inc................................. 832,530  16,209,359
    Heidrick & Struggles International, Inc................ 234,827   8,103,880
*   Herc Holdings, Inc..................................... 197,444   6,330,055
*   Heritage-Crystal Clean, Inc............................ 164,363   3,778,705
    Herman Miller, Inc..................................... 597,125  19,675,269
#*  Hertz Global Holdings, Inc............................. 947,775  13,031,906
#*  Hill International, Inc................................ 654,372   1,845,329
    Hillenbrand, Inc....................................... 610,410  29,238,639
#   HNI Corp............................................... 429,101  16,258,637
*   Houston Wire & Cable Co................................ 488,527   3,053,294
*   Hub Group, Inc., Class A............................... 360,002  16,495,292
*   Hudson Global, Inc.....................................   6,731      10,500
#*  Hudson Technologies, Inc...............................  13,816      11,449
    Hurco Cos., Inc........................................  51,580   2,101,369
*   Huron Consulting Group, Inc............................ 241,695  13,169,961
#*  Huttig Building Products, Inc.......................... 330,297   1,232,008
    Hyster-Yale Materials Handling, Inc.................... 128,421   7,763,049
    ICF International, Inc................................. 151,252  11,138,197
*   IES Holdings, Inc...................................... 233,634   4,144,667

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
*   InnerWorkings, Inc.....................................   950,270 $ 6,832,441
#*  Innovative Solutions & Support, Inc....................    46,017     111,361
    Insperity, Inc.........................................   449,144  49,338,468
    Insteel Industries, Inc................................   388,209  10,140,019
    Interface, Inc.........................................   645,747  10,519,219
*   Jason Industries, Inc..................................    15,379      35,218
#*  JELD-WEN Holding, Inc..................................   282,465   4,592,881
#   John Bean Technologies Corp............................   300,070  31,198,278
#   Kadant, Inc............................................    65,197   6,434,944
    Kaman Corp.............................................   280,859  17,840,164
    KBR, Inc............................................... 1,693,595  33,499,309
    Kelly Services, Inc., Class A..........................   257,543   6,049,685
    Kelly Services, Inc., Class B..........................       350       9,790
    Kennametal, Inc........................................   766,883  27,186,002
#*  KeyW Holding Corp. (The)...............................   407,055   3,187,241
    Kforce, Inc............................................   467,068  14,395,036
    Kimball International, Inc., Class B...................   702,074  11,556,138
#*  Kirby Corp.............................................    49,973   3,595,058
    Knoll, Inc.............................................   507,858  10,080,981
    Korn/Ferry International...............................   626,722  28,290,231
#*  Kratos Defense & Security Solutions, Inc............... 1,472,568  18,451,277
#   Landstar System, Inc...................................   108,504  10,860,165
*   Lawson Products, Inc...................................   108,779   3,596,234
*   LB Foster Co., Class A.................................   100,845   1,833,362
#*  Limbach Holdings, Inc..................................    79,954     758,763
#   Lindsay Corp...........................................    81,811   7,822,768
#   LS Starrett Co. (The), Class A.........................    15,192      82,341
#   LSC Communications, Inc................................    85,346     804,813
    LSI Industries, Inc....................................   750,651   3,242,812
*   Lydall, Inc............................................   266,345   7,955,725
#   Macquarie Infrastructure Corp..........................   329,873  12,188,807
#*  Manitex International, Inc.............................   108,976     930,655
#*  Manitowoc Co., Inc. (The)..............................   551,085  10,073,834
    Marten Transport, Ltd..................................   386,244   7,439,059
*   Masonite International Corp............................    82,385   4,563,305
#*  MasTec, Inc............................................   485,767  21,135,722
*   Mastech Digital, Inc...................................    78,983     517,339
    Matson, Inc............................................   432,256  15,163,541
#   Matthews International Corp., Class A..................   337,426  14,043,670
    McGrath RentCorp.......................................   183,789   9,812,495
#*  Mercury Systems, Inc...................................   427,009  20,009,642
#*  Meritor, Inc........................................... 1,304,954  22,171,168
*   Milacron Holdings Corp.................................   137,542   1,925,588
    Miller Industries, Inc.................................    81,811   1,977,372
*   Mistras Group, Inc.....................................   325,072   6,468,933
#   Mobile Mini, Inc.......................................   405,632  16,679,588
    Moog, Inc., Class A....................................   320,724  22,947,802
#*  MRC Global, Inc........................................ 1,199,706  18,991,346
    MSA Safety, Inc........................................   362,977  37,909,318
    Mueller Industries, Inc................................   581,212  14,152,512
    Mueller Water Products, Inc., Class A.................. 2,025,341  20,779,999
#   Multi-Color Corp.......................................   170,413   9,059,155
*   MYR Group, Inc.........................................   180,839   6,038,214
#   National Presto Industries, Inc........................    44,410   5,536,595
    Navigant Consulting, Inc...............................   387,362   8,367,019
*   Navistar International Corp............................   589,188  19,731,906
*   NCI Building Systems, Inc..............................   400,069   4,900,845
#*  Nexeo Solutions, Inc...................................    23,190     242,336
*   NL Industries, Inc.....................................   283,533   1,502,725

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
#   NN, Inc................................................   439,632 $ 5,099,731
#*  Northwest Pipe Co......................................   144,390   2,571,586
#*  NOW, Inc............................................... 1,294,735  16,624,397
#*  NV5 Global, Inc........................................   160,972  12,567,084
#   Omega Flex, Inc........................................    71,284   4,312,682
*   Orion Group Holdings, Inc..............................   186,112     878,449
*   PAM Transportation Services, Inc.......................    40,302   2,362,503
    Park-Ohio Holdings Corp................................   135,127   4,470,001
#*  Patrick Industries, Inc................................   238,612  10,382,008
*   Patriot Transportation Holding, Inc....................    12,982     259,640
    Pendrell Corp..........................................         1     169,000
*   Performant Financial Corp..............................   260,693     542,241
*   Perma-Pipe International Holdings, Inc.................    40,889     374,134
*   PGT Innovations, Inc...................................   898,371  18,200,996
    PICO Holdings, Inc.....................................   205,760   2,349,779
    Pitney Bowes, Inc......................................   832,541   5,511,421
    Powell Industries, Inc.................................   152,221   4,438,764
    Preformed Line Products Co.............................    36,579   2,311,793
    Primoris Services Corp.................................   496,580  10,512,599
#*  Proto Labs, Inc........................................   211,945  25,316,830
    Quad/Graphics, Inc.....................................   182,915   2,822,378
    Quanex Building Products Corp..........................   365,207   5,412,368
*   Radiant Logistics, Inc.................................   434,790   2,365,258
    Raven Industries, Inc..................................   375,816  16,340,480
#*  RBC Bearings, Inc......................................   255,557  37,740,658
    RCM Technologies, Inc..................................   144,218     610,042
#*  Red Violet, Inc........................................    19,991     117,747
    Regal Beloit Corp......................................   461,936  33,120,811
    Resources Connection, Inc..............................   393,508   6,422,051
#   REV Group, Inc.........................................    68,154     743,560
#*  Revolution Lighting Technologies, Inc..................     1,600       2,464
#*  Rexnord Corp........................................... 1,026,473  27,519,741
#*  Roadrunner Transportation Systems, Inc................. 1,245,655     572,379
#   RR Donnelley & Sons Co.................................   698,684   4,101,275
    Rush Enterprises, Inc., Class A........................   247,887   8,772,721
#   Rush Enterprises, Inc., Class B........................    49,400   1,781,364
*   Saia, Inc..............................................   240,325  15,106,830
#   Scorpio Bulkers, Inc...................................   552,245   3,512,278
#   Servotronics, Inc......................................     1,500      14,475
*   SIFCO Industries, Inc..................................    18,366      90,647
#   Simpson Manufacturing Co., Inc.........................   480,682  27,437,329
#*  Sino-Global Shipping America, Ltd......................    60,808      88,172
#*  SiteOne Landscape Supply, Inc..........................   135,876   9,245,003
    SkyWest, Inc...........................................   488,370  27,978,717
*   SP Plus Corp...........................................   264,514   8,453,867
    Spartan Motors, Inc....................................   606,192   4,079,672
*   Sparton Corp...........................................   157,990   1,955,916
#*  Spirit Airlines, Inc...................................   748,626  38,853,689
*   SPX Corp...............................................   261,972   7,681,019
*   SPX FLOW, Inc..........................................   388,781  13,307,974
    Standex International Corp.............................   131,853  10,695,915
    Steelcase, Inc., Class A...............................   877,414  14,565,072
*   Sterling Construction Co., Inc.........................   456,610   5,187,090
    Sun Hydraulics Corp....................................   252,292  11,706,349
#*  Sunrun, Inc............................................    66,734     818,159
    Systemax, Inc..........................................   185,095   5,980,419
#*  Taylor Devices, Inc....................................       769       8,997
#*  Team, Inc..............................................   381,531   7,592,467
    Tennant Co.............................................   178,953  10,937,607

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                              Shares       Value+
                                                             --------- --------------
INDUSTRIALS -- (Continued)
#    Terex Corp............................................. 1,116,268 $   37,272,189
     Tetra Tech, Inc........................................   660,168     43,597,495
#*   Textainer Group Holdings, Ltd..........................   271,412      3,183,663
*    Thermon Group Holdings, Inc............................   414,592      8,946,895
     Timken Co. (The).......................................   660,990     26,142,155
     Titan International, Inc...............................   553,718      3,909,249
#*   Titan Machinery, Inc...................................   374,438      5,335,742
#*   TPI Composites, Inc....................................   247,283      6,246,369
*    Transcat, Inc..........................................    22,240        460,590
#*   Trex Co., Inc..........................................   638,475     39,138,518
*    TriMas Corp............................................   427,094     12,577,918
*    TriNet Group, Inc......................................   407,612     19,153,688
#    Triton International, Ltd..............................   771,329     24,813,654
#    Triumph Group, Inc.....................................   598,468     10,922,041
#*   TrueBlue, Inc..........................................   438,542     10,231,185
#*   Tutor Perini Corp......................................   390,972      6,060,066
*    Twin Disc, Inc.........................................   164,428      3,145,508
*    Ultralife Corp.........................................   122,642        830,286
#    UniFirst Corp..........................................   172,983     25,826,362
*    Univar, Inc............................................    83,236      2,049,270
     Universal Forest Products, Inc.........................   583,620     16,498,937
     Universal Logistics Holdings, Inc......................   171,971      4,672,452
     US Ecology, Inc........................................   215,962     15,102,223
*    USA Truck, Inc.........................................   123,725      2,433,671
     Valmont Industries, Inc................................   230,783     28,688,635
*    Vectrus, Inc...........................................   167,602      4,491,734
*    Veritiv Corp...........................................   133,938      4,465,493
     Viad Corp..............................................   155,251      7,434,970
#*   Vicor Corp.............................................   122,407      4,908,521
     Virco Manufacturing Corp...............................    30,131        130,467
#*   Volt Information Sciences, Inc.........................   155,759        573,193
     VSE Corp...............................................    75,264      2,360,279
#    Wabash National Corp...................................   758,753     11,457,170
#*   WageWorks, Inc.........................................   185,115      7,369,428
#    Watsco, Inc., Class B..................................     5,198        773,203
     Watts Water Technologies, Inc., Class A................   273,547     19,161,967
#*   Welbilt, Inc........................................... 1,644,174     30,778,937
#    Werner Enterprises, Inc................................   963,865     31,026,814
#*   Wesco Aircraft Holdings, Inc...........................   971,569      9,890,572
*    WESCO International, Inc...............................   545,177     27,356,982
#*   Willdan Group, Inc.....................................   190,888      5,764,818
#*   Willis Lease Finance Corp..............................    26,350        912,237
*    YRC Worldwide, Inc.....................................   664,908      5,492,140
                                                                       --------------
TOTAL INDUSTRIALS...........................................            3,326,929,203
                                                                       --------------
INFORMATION TECHNOLOGY -- (11.1%)
#*   A10 Networks Inc.......................................    18,687        108,571
#*   Acacia Communications, Inc.............................    18,010        620,805
#*   ACI Worldwide, Inc..................................... 1,171,716     29,398,354
*>>  Actua Corp.............................................    41,860         45,418
#*   Adesto Technologies Corp...............................    73,879        294,777
     ADTRAN, Inc............................................   620,050      8,333,472
*    Advanced Energy Industries, Inc........................   445,945     19,189,013
*    Agilysys, Inc..........................................   376,791      6,130,390
#*   Airgain, Inc...........................................    16,422        210,694
#*   Alarm.com Holdings, Inc................................   268,048     11,922,775
*    Alpha & Omega Semiconductor, Ltd.......................   249,474      2,312,624
#*   Ambarella, Inc.........................................   157,140      5,465,329
     American Software, Inc., Class A.......................   346,231      3,985,119

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Amkor Technology, Inc.................................. 2,462,231 $17,604,952
#*  Amtech Systems, Inc....................................   209,975     984,783
*   Anixter International, Inc.............................   340,502  22,367,576
*   Appfolio, Inc., Class A................................   105,136   6,003,266
#*  Applied Optoelectronics, Inc...........................    85,931   1,686,826
*   ARRIS International P.L.C..............................    61,366   1,526,172
    AstroNova, Inc.........................................    52,632   1,016,850
#*  Asure Software, Inc....................................    91,474   1,019,020
*   Aviat Networks, Inc....................................     8,967     132,801
#*  Avid Technology, Inc...................................   495,937   2,628,466
#   AVX Corp...............................................   603,359  10,064,028
*   Aware, Inc.............................................   122,298     468,401
*   Axcelis Technologies, Inc..............................   475,674   8,210,133
#*  AXT, Inc...............................................   514,645   3,391,511
#   Badger Meter, Inc......................................   289,624  14,223,435
    Bel Fuse, Inc., Class A................................     8,954     167,798
    Bel Fuse, Inc., Class B................................   129,515   2,849,330
#   Belden, Inc............................................   423,748  22,903,579
#   Benchmark Electronics, Inc.............................   258,027   5,632,729
    BK Technologies, Inc...................................    30,643     123,491
#*  Black Box Corp.........................................   315,462     271,297
#   Blackbaud, Inc.........................................   162,433  11,649,695
*   Bottomline Technologies de, Inc........................   245,185  16,339,128
*   Brightcove, Inc........................................    51,679     414,466
#*  BroadVision, Inc.......................................    18,154      31,770
    Brooks Automation, Inc.................................   656,432  20,369,085
#*  BSQUARE Corp...........................................    34,170      78,591
#   Cabot Microelectronics Corp............................   283,991  27,723,201
*   CACI International, Inc., Class A......................   232,002  41,403,077
#*  CalAmp Corp............................................   706,286  14,083,343
*   Calix, Inc.............................................   821,685   5,998,301
#*  Carbonite, Inc.........................................   519,074  17,757,522
*   Cardtronics P.L.C., Class A............................   481,237  13,070,397
    Cass Information Systems, Inc..........................   131,500   8,692,150
    CCUR Holdings, Inc.....................................    48,574     186,038
*   CEVA, Inc..............................................   229,825   5,662,888
*   ChannelAdvisor Corp....................................    34,350     397,773
#*  Ciena Corp............................................. 1,352,162  42,268,584
#*  Cirrus Logic, Inc......................................   572,846  21,447,354
*   Cision, Ltd............................................   198,337   2,933,404
#*  Clearfield, Inc........................................   115,440   1,387,589
    Cohu, Inc..............................................   515,279  10,717,803
    Communications Systems, Inc............................    42,363     122,853
*   CommVault Systems Inc..................................   129,003   7,510,555
*   Computer Task Group, Inc...............................   182,459     863,031
    Comtech Telecommunications Corp........................   227,031   6,338,706
*   Conduent, Inc.......................................... 2,001,360  38,225,976
#*  Control4 Corp..........................................   481,564  13,445,267
*   CoreLogic, Inc.........................................   346,009  14,054,886
#*  Cray, Inc..............................................   531,832  12,067,268
#*  Cree, Inc.............................................. 1,047,356  40,658,360
#   CSG Systems International, Inc.........................   317,854  11,156,675
#   CSP, Inc...............................................    16,000     200,000
    CTS Corp...............................................   267,817   7,148,036
#*  CUI Global, Inc........................................     4,523       7,689
*   CVD Equipment Corp.....................................     8,212      41,471
#*  CyberOptics Corp.......................................   141,245   2,985,919
#   Daktronics, Inc........................................ 1,019,651   7,453,649
#*  DASAN Zhone Solutions, Inc.............................       955      12,415

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Data I/O Corp..........................................   146,935 $   733,206
*   Datawatch Corp.........................................    15,078     140,678
*   Digi International, Inc................................   189,480   2,197,968
#*  Digimarc Corp..........................................     1,239      31,136
#*  Digital Turbine, Inc...................................     6,801       8,773
*   Diodes, Inc............................................   473,230  14,286,814
#*  DSP Group, Inc.........................................   337,603   4,128,885
#*  Eastman Kodak Co.......................................   118,460     289,042
#   Ebix, Inc..............................................   240,768  13,798,414
*   EchoStar Corp., Class A................................    47,518   1,926,855
*   Edgewater Technology, Inc..............................    59,325     275,861
#*  eGain Corp.............................................   266,354   1,989,664
#*  Electro Scientific Industries, Inc.....................   589,748  17,102,692
#*  Electronics For Imaging, Inc...........................   483,742  14,729,944
#*  Ellie Mae, Inc.........................................   349,351  23,154,984
#*  EMCORE Corp............................................   182,933     901,860
#*  Endurance International Group Holdings, Inc............   312,170   3,081,118
    Entegris, Inc..........................................   723,250  19,195,055
#*  Envestnet, Inc.........................................   205,520  10,691,150
*   ePlus, Inc.............................................    75,526   6,410,647
*   Everi Holdings, Inc....................................   218,394   1,572,437
#*  Everspin Technologies, Inc.............................    10,662      74,954
    EVERTEC, Inc...........................................   298,195   7,776,926
*   Evolving Systems, Inc..................................     9,500      17,765
#*  Exela Technologies, Inc................................    16,863     102,864
*   ExlService Holdings, Inc...............................   349,164  22,381,412
*   Extreme Networks, Inc..................................   337,286   1,871,937
*   Fabrinet...............................................   427,524  18,520,340
*   FARO Technologies, Inc.................................   196,572   9,934,749
#*  Finisar Corp........................................... 1,251,464  20,886,934
*   Finjan Holdings, Inc...................................   366,848   1,335,327
#*  Fitbit, Inc., Class A.................................. 1,116,931   5,283,084
*   FormFactor, Inc........................................   858,317  10,505,800
*   Frequency Electronics, Inc.............................    52,610     583,971
    GlobalSCAPE, Inc.......................................    99,817     400,266
*   Globant SA.............................................   177,880   9,157,262
*   GSE Systems, Inc.......................................    72,970     225,477
#*  GSI Technology, Inc....................................   227,297   1,343,325
#*  GTT Communications, Inc................................   490,581  17,611,858
    Hackett Group, Inc. (The)..............................   588,927  12,055,336
#*  Harmonic, Inc.......................................... 1,584,264   8,729,295
#*  Ichor Holdings, Ltd....................................   357,357   6,343,087
#*  ID Systems, Inc........................................    38,571     241,262
#*  IEC Electronics Corp...................................    46,597     246,032
#*  II-VI, Inc.............................................   585,289  21,790,309
#*  Image Sensing Systems, Inc.............................    27,942     155,916
*   Immersion Corp.........................................   337,451   3,377,885
*   Imperva Inc............................................    25,578   1,415,742
#*  Impinj, Inc............................................    12,300     241,080
#*  Infinera Corp..........................................   520,677   2,884,551
*   Information Services Group, Inc........................   123,469     507,458
#*  Inphi Corp.............................................   140,536   4,497,152
#*  Inseego Corp...........................................     6,875      24,269
*   Insight Enterprises, Inc...............................   276,301  14,281,999
*   Integrated Device Technology, Inc...................... 1,083,550  50,720,975
#*  Intelligent Systems Corp...............................    32,937     329,699
    InterDigital, Inc......................................   348,715  24,741,329
#*  Internap Corp..........................................   186,180   1,595,563
*   inTEST Corp............................................   137,519   1,010,765

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Intevac, Inc...........................................   247,944 $ 1,190,131
#*  Iteris, Inc............................................    62,311     269,184
#*  Itron, Inc.............................................   397,532  20,727,318
#   j2 Global, Inc.........................................   252,166  18,367,771
    Jabil, Inc.............................................   141,032   3,487,721
#*  KEMET Corp.............................................   923,492  20,113,656
*   Key Tronic Corp........................................    55,537     407,086
*   Kimball Electronics, Inc...............................   198,802   3,657,957
#*  Knowles Corp........................................... 1,156,344  18,709,646
#*  Kopin Corp.............................................   857,750   1,912,783
    Kulicke & Soffa Industries, Inc........................   541,046  10,999,465
*   KVH Industries, Inc....................................   185,627   2,292,493
#*  Lantronix, Inc.........................................    79,090     299,751
*   Lattice Semiconductor Corp............................. 1,387,712   8,340,149
*   LGL Group, Inc. (The)..................................    14,601      89,066
#*  LightPath Technologies, Inc., Class A..................   123,057     223,964
*   Limelight Networks, Inc................................ 1,776,185   7,158,026
*   LivePerson, Inc........................................    12,229     276,375
*   LiveRamp Holdings, Inc.................................   804,519  36,750,428
    LogMeIn, Inc...........................................    32,420   2,792,010
#*  Lumentum Holdings, Inc.................................   434,457  23,743,075
*   Luna Innovations, Inc..................................   117,795     384,012
*   Luxoft Holding, Inc....................................   139,499   5,751,544
#*  MACOM Technology Solutions Holdings, Inc...............   225,261   3,169,422
#*  MagnaChip Semiconductor Corp...........................   117,697     950,992
#*  Manhattan Associates, Inc..............................   519,137  24,783,600
    ManTech International Corp., Class A...................   260,433  14,917,602
    MAXIMUS, Inc...........................................    21,184   1,376,324
#*  MaxLinear, Inc.........................................   654,751  12,708,717
#*  Maxwell Technologies, Inc..............................    76,784     225,745
#   Mesa Laboratories, Inc.................................    45,754   8,358,798
#   Methode Electronics, Inc...............................   383,869  11,362,522
*   MicroStrategy, Inc., Class A...........................    93,066  11,723,524
*   Mimecast, Ltd..........................................    54,952   1,915,627
#*  MINDBODY, Inc., Class A................................   101,325   3,226,188
#*  Mitek Systems, Inc.....................................   174,716   1,602,146
    MKS Instruments, Inc...................................   139,096  10,249,984
*   MoneyGram International, Inc...........................   292,929   1,242,019
    Monotype Imaging Holdings, Inc.........................   398,684   6,988,931
#   MTS Systems Corp.......................................   153,264   7,257,050
*   Nanometrics, Inc.......................................   428,156  13,726,681
*   Napco Security Technologies, Inc.......................   269,959   3,798,323
#*  NCR Corp...............................................   690,335  18,535,495
#*  NeoPhotonics Corp......................................   709,834   5,678,672
#*  Net Element, Inc.......................................    17,744      81,090
#*  NETGEAR, Inc...........................................   378,424  20,994,964
#*  NetScout Systems, Inc..................................   923,919  23,338,194
*   NetSol Technologies, Inc...............................    34,564     323,865
#   Network-1 Technologies, Inc............................   190,714     511,114
#   NIC, Inc...............................................   800,983  10,661,084
*   Novanta, Inc...........................................   338,176  19,685,225
#*  Nuance Communications, Inc.............................    60,289   1,048,426
#   NVE Corp...............................................    58,905   4,989,254
#*  Oclaro, Inc............................................   745,924   6,131,495
#*  OneSpan, Inc...........................................   391,696   5,748,139
*   Optical Cable Corp.....................................    26,264     124,754
#*  OSI Systems, Inc.......................................   220,746  15,266,793
#*  PAR Technology Corp....................................   168,661   2,985,300
#*  Park City Group, Inc...................................     1,617      13,955

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Park Electrochemical Corp..............................   320,889 $ 5,666,900
*   Paylocity Holding Corp.................................   157,700  10,375,083
    PC Connection, Inc.....................................    77,550   2,570,007
#*  PCM, Inc...............................................   115,461   2,178,749
    PC-Tel, Inc............................................   163,616     723,183
#*  PDF Solutions, Inc.....................................   140,289   1,122,312
    Pegasystems, Inc.......................................   359,236  19,226,311
*   Perceptron, Inc........................................   104,810     833,240
#*  Perficient, Inc........................................   388,783   9,727,351
    Perspecta, Inc.........................................   412,486  10,101,782
*   PFSweb, Inc............................................   373,084   2,645,166
*   Photronics, Inc........................................   560,796   5,462,153
#*  Pixelworks, Inc........................................   339,721   1,420,034
    Plantronics, Inc.......................................   338,333  19,951,497
*   Plexus Corp............................................   369,938  21,604,379
#   Power Integrations, Inc................................   288,214  16,232,212
#   Presidio, Inc..........................................    18,645     249,843
#*  PRGX Global, Inc.......................................   208,807   1,791,564
    Progress Software Corp.................................   506,828  16,289,452
#   QAD, Inc., Class A.....................................   132,067   5,603,603
    QAD, Inc., Class B.....................................    15,510     484,532
#*  Qualys, Inc............................................   367,158  26,156,336
*   Quantenna Communications, Inc..........................   107,349   1,927,988
*   Qumu Corp..............................................    38,807      90,032
#*  Rambus, Inc............................................ 1,253,024  10,913,839
*   RealNetworks, Inc......................................   175,968     371,292
#*  Resonant, Inc..........................................     9,824      35,759
#   RF Industries, Ltd.....................................    87,582     679,636
*   Ribbon Communications, Inc.............................   581,086   3,951,385
    Richardson Electronics, Ltd............................    80,502     615,035
#*  Rogers Corp............................................   202,508  24,920,634
*   Rubicon Project, Inc. (The)............................   558,635   1,904,945
*   Rudolph Technologies, Inc..............................   378,982   7,879,036
*   Sanmina Corp...........................................   762,004  19,278,701
    Sapiens International Corp. NV.........................     9,575     108,868
*   ScanSource, Inc........................................   242,268   9,419,380
#   Science Applications International Corp................   434,671  30,213,981
*   Seachange International, Inc...........................   319,262     520,397
#*  SecureWorks Corp., Class A.............................     2,110      34,794
*   Semtech Corp...........................................   696,420  31,297,115
#*  ServiceSource International, Inc.......................   446,233     593,490
#   Sigma Designs, Inc.....................................   318,350      51,286
*   SigmaTron International, Inc...........................     5,900      25,075
*   Silicon Laboratories, Inc..............................   353,830  28,847,760
#*  SMART Global Holdings, Inc.............................   214,677   6,013,103
#*  SolarEdge Technologies, Inc............................   221,197   8,566,960
*   Sonic Foundry, Inc.....................................     3,225       4,612
*   SPS Commerce Inc.......................................    33,516   3,120,004
#*  StarTek, Inc...........................................   494,888   2,825,810
#*  Steel Connect, Inc.....................................   720,906   1,477,857
#*  Stratasys, Ltd.........................................   279,360   5,324,602
#*  Super Micro Computer, Inc..............................   499,932   6,549,109
*   Support.com, Inc.......................................     4,802      13,013
*   Sykes Enterprises, Inc.................................   430,502  13,203,496
#*  Synaptics, Inc.........................................   340,521  12,783,158
#*  Synchronoss Technologies, Inc..........................   277,367   1,642,013
    SYNNEX Corp............................................   244,632  18,985,890
*   Tech Data Corp.........................................   393,553  27,808,455
*   Technical Communications Corp..........................       600       2,382

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
*   Telaria, Inc...........................................   297,525 $      871,748
*   Telenav, Inc...........................................   354,505      1,510,191
*   Teradata Corp..........................................    65,229      2,374,336
    TESSCO Technologies, Inc...............................    74,222        896,973
    TiVo Corp.............................................. 1,360,324     14,963,564
#*  Trade Desk, Inc. (The), Class A........................    88,066     10,880,554
    TransAct Technologies, Inc.............................    71,908      1,057,048
    Travelport Worldwide, Ltd.............................. 1,270,636     19,008,715
*   Trio-Tech International................................     3,256         13,704
    TTEC Holdings, Inc.....................................   445,289     11,096,602
#*  TTM Technologies, Inc..................................   938,723     10,983,059
#*  Ultra Clean Holdings, Inc.............................. 1,118,536     11,766,999
#*  Unisys Corp............................................   358,562      6,601,126
*   Upland Software, Inc...................................    79,663      2,512,571
#*  USA Technologies, Inc..................................   104,937        608,635
#*  Veeco Instruments, Inc.................................   737,737      7,015,879
*   Verint Systems, Inc....................................   500,169     22,842,718
#*  Veritone, Inc..........................................    38,516        265,760
    Versum Materials, Inc..................................   476,560     15,040,234
#*  ViaSat, Inc............................................   268,193     17,099,986
#*  Viavi Solutions, Inc................................... 1,246,287     14,369,689
*   Virtusa Corp...........................................   407,826     20,224,091
#   Vishay Intertechnology, Inc............................ 1,130,635     20,690,621
*   Vishay Precision Group, Inc............................   148,552      4,820,512
    Wayside Technology Group, Inc..........................    14,899        189,664
*   Wireless Telecom Group, Inc............................   138,822        233,221
    Xperi Corp.............................................   515,858      6,706,154
*   Zix Corp...............................................   975,646      6,575,854
                                                                      --------------
TOTAL INFORMATION TECHNOLOGY...............................            2,213,332,252
                                                                      --------------
MATERIALS -- (4.4%)
>>  A Schulman, Inc........................................   254,232        485,583
#   Advanced Emissions Solutions, Inc......................    27,722        274,448
*   AdvanSix, Inc..........................................    70,403      1,952,979
#*  AgroFresh Solutions, Inc...............................    63,721        363,847
#*  AK Steel Holding Corp.................................. 2,478,939      9,172,074
#*  Allegheny Technologies, Inc............................ 1,249,619     32,352,636
    American Vanguard Corp.................................   319,812      5,148,973
#*  Ampco-Pittsburgh Corp..................................       864          3,205
    Balchem Corp...........................................   306,578     28,711,030
    Boise Cascade Co.......................................   419,398     12,913,264
    Cabot Corp.............................................   367,056     17,868,286
#   Carpenter Technology Corp..............................   474,025     20,672,230
#*  Century Aluminum Co....................................   679,574      5,395,818
    Chase Corp.............................................    60,557      6,530,467
#*  Clearwater Paper Corp..................................   115,408      2,785,949
#*  Cleveland-Cliffs, Inc.................................. 3,429,529     36,901,732
#*  Coeur Mining, Inc...................................... 1,489,147      7,118,123
    Commercial Metals Co................................... 1,124,971     21,441,947
#   Compass Minerals International, Inc....................   344,162     16,695,299
    Core Molding Technologies, Inc.........................    58,140        395,933
    Domtar Corp............................................   748,451     34,660,766
    Eagle Materials, Inc...................................    16,728      1,235,196
*   Ferro Corp.............................................   856,492     14,508,974
#   Ferroglobe P.L.C.......................................   458,488      2,792,192
#*  Flotek Industries, Inc.................................   449,648        813,863
#*  Forterra, Inc..........................................    50,851        229,338
    Friedman Industries, Inc...............................    80,283        706,490
    FutureFuel Corp........................................   346,799      5,687,504

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
MATERIALS -- (Continued)
#*  GCP Applied Technologies, Inc..........................   562,842 $14,617,007
#   Gold Resource Corp.....................................   527,628   2,284,629
    Greif, Inc., Class A...................................   268,571  12,703,408
    Greif, Inc., Class B...................................    18,635     957,094
    Hawkins, Inc...........................................   113,546   3,821,958
    Haynes International, Inc..............................   154,750   4,481,560
#   HB Fuller Co...........................................   518,754  23,063,803
#   Hecla Mining Co........................................ 1,869,654   4,487,170
#*  Ingevity Corp..........................................    88,077   8,022,053
    Innophos Holdings, Inc.................................   204,230   5,983,939
    Innospec, Inc..........................................   271,017  18,136,458
*   Intrepid Potash, Inc...................................   895,610   3,537,660
    Kaiser Aluminum Corp...................................   156,943  14,967,654
    KapStone Paper and Packaging Corp...................... 1,023,268  35,814,380
    KMG Chemicals, Inc.....................................   224,567  16,847,016
*   Koppers Holdings, Inc..................................   212,077   5,673,060
*   Kraton Corp............................................   306,590   8,443,489
#   Kronos Worldwide, Inc..................................   450,214   6,316,502
    Louisiana-Pacific Corp.................................   872,149  18,986,684
#*  LSB Industries, Inc....................................   336,844   2,560,014
    Materion Corp..........................................   171,798   9,763,280
#   McEwen Mining, Inc.....................................   113,975     223,391
    Mercer International, Inc..............................   491,511   7,475,882
    Minerals Technologies, Inc.............................   366,319  20,055,965
    Myers Industries, Inc..................................   536,826   8,514,060
#   Neenah, Inc............................................   165,567  13,321,521
#   Nexa Resources SA......................................     2,725      30,384
    Northern Technologies International Corp...............    31,107   1,006,311
    Olin Corp..............................................   265,358   5,360,232
#   Olympic Steel, Inc.....................................   109,628   2,067,584
*   OMNOVA Solutions, Inc..................................   810,896   5,992,521
#*  Owens-Illinois, Inc....................................   860,758  13,488,078
#   PH Glatfelter Co.......................................   328,121   5,873,366
#*  Platform Specialty Products Corp....................... 2,072,436  22,423,758
    PolyOne Corp...........................................   739,957  23,908,011
*   PQ Group Holdings, Inc.................................    20,404     327,484
#   Quaker Chemical Corp...................................   131,501  23,657,030
*   Ramaco Resources, Inc..................................     2,569      19,139
#   Rayonier Advanced Materials, Inc.......................   718,318   8,892,777
*   Resolute Forest Products, Inc..........................   254,349   2,866,513
*   Ryerson Holding Corp...................................   583,133   5,353,161
    Schnitzer Steel Industries, Inc., Class A..............   238,698   6,420,976
    Schweitzer-Mauduit International, Inc..................   401,272  12,808,602
#   Scotts Miracle-Gro Co. (The)...........................    19,976   1,333,198
#   Sensient Technologies Corp.............................   393,938  25,550,819
#   Silgan Holdings, Inc...................................   695,724  16,718,248
    Stepan Co..............................................   220,814  18,237,028
#*  Summit Materials, Inc., Class A........................   378,745   5,113,058
*   SunCoke Energy, Inc....................................   771,354   8,639,165
#   Synalloy Corp..........................................    48,827     902,811
#*  TimkenSteel Corp.......................................   822,077   9,560,756
#*  Trecora Resources......................................   184,346   1,990,937
    Tredegar Corp..........................................   262,911   4,890,145
#   Trinseo SA.............................................   312,238  16,823,383
#   Tronox, Ltd., Class A..................................   910,836  10,429,072
*   UFP Technologies, Inc..................................    26,632     919,337
    United States Lime & Minerals, Inc.....................    41,302   3,098,063
*   Universal Stainless & Alloy Products, Inc..............    83,682   1,643,514
#*  US Concrete, Inc.......................................   165,342   5,396,763

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
MATERIALS -- (Continued)
#   Valvoline, Inc.........................................   215,596 $  4,294,672
*   Verso Corp., Class A...................................   296,449    8,333,181
    Worthington Industries, Inc............................   635,835   26,628,770
                                                                      ------------
TOTAL MATERIALS............................................            869,876,630
                                                                      ------------
REAL ESTATE -- (0.6%)
#   Alexander & Baldwin, Inc...............................   328,509    6,419,066
#*  Altisource Asset Management Corp.......................     8,765      429,485
#*  Altisource Portfolio Solutions SA......................   113,149    2,854,749
    CKX Lands, Inc.........................................     5,107       55,309
#   Consolidated-Tomoka Land Co............................    35,018    2,028,243
    CorePoint Lodging, Inc.................................   115,289    1,887,281
#*  Five Point Holdings LLC, Class A.......................    12,587       95,661
#*  Forestar Group, Inc....................................    38,351      690,318
*   FRP Holdings, Inc......................................    98,239    4,761,644
    Griffin Industrial Realty, Inc.........................    22,068      775,028
    HFF, Inc., Class A.....................................   406,163   14,926,490
#*  InterGroup Corp. (The).................................     1,860       57,009
*   JW Mays, Inc...........................................       200        7,960
#   Kennedy-Wilson Holdings, Inc........................... 1,330,242   25,247,993
*   Marcus & Millichap, Inc................................   272,384    9,457,172
#*  Maui Land & Pineapple Co., Inc.........................   103,582    1,167,369
*   Rafael Holdings, Inc., Class B.........................   218,840    1,781,358
    RE/MAX Holdings, Inc., Class A.........................   168,135    6,286,568
#   Realogy Holdings Corp.................................. 1,246,156   23,764,195
    RMR Group, Inc. (The), Class A.........................    93,279    7,078,011
#*  St Joe Co. (The).......................................   229,759    3,490,039
*   Stratus Properties, Inc................................    46,477    1,340,861
*   Tejon Ranch Co.........................................   261,924    4,976,556
*   Trinity Place Holdings, Inc............................    30,997      165,524
                                                                      ------------
TOTAL REAL ESTATE..........................................            119,743,889
                                                                      ------------
UTILITIES -- (3.0%)
    ALLETE, Inc............................................   470,567   34,821,958
#   American States Water Co...............................   380,399   23,288,027
#*  AquaVenture Holdings, Ltd..............................     1,454       24,355
    Artesian Resources Corp., Class A......................    94,783    3,468,110
#   Atlantica Yield PLC....................................   274,771    5,388,259
#   Avista Corp............................................   633,808   32,590,407
#   Black Hills Corp.......................................   424,091   25,233,414
#   California Water Service Group.........................   468,280   19,667,760
    Chesapeake Utilities Corp..............................   154,205   12,251,587
#   Clearway Energy, Inc., Class A.........................   323,835    6,288,876
    Clearway Energy, Inc., Class A.........................   583,529   11,443,004
    Connecticut Water Service, Inc.........................   155,090   10,719,821
    Consolidated Water Co., Ltd............................   123,351    1,517,217
    El Paso Electric Co....................................   402,625   22,969,756
    Genie Energy, Ltd., Class B............................   176,342      934,613
    Hawaiian Electric Industries, Inc......................   592,603   22,104,092
    IDACORP, Inc...........................................    33,518    3,125,889
    MGE Energy, Inc........................................   339,202   21,193,341
    Middlesex Water Co.....................................   216,738    9,753,210
#   New Jersey Resources Corp..............................   725,481   32,719,193
    Northwest Natural Holding Co...........................   286,251   18,546,202
#   NorthWestern Corp......................................   481,550   28,295,878
    ONE Gas, Inc...........................................   362,765   28,625,786
#   Ormat Technologies, Inc................................   465,505   23,819,891
    Otter Tail Corp........................................   373,678   16,841,667

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                Shares        Value+
                                                              ----------- ---------------
UTILITIES -- (Continued)
#     Pattern Energy Group, Inc., Class A....................     821,548 $    14,722,140
      PNM Resources, Inc.....................................     769,055      29,539,403
      Portland General Electric Co...........................     424,269      19,126,047
*     Pure Cycle Corp........................................       1,400          14,126
      RGC Resources, Inc.....................................      20,008         567,827
      SJW Corp...............................................     198,667      12,065,047
#     South Jersey Industries, Inc...........................     809,574      23,914,816
      Southwest Gas Holdings, Inc............................     273,928      21,166,417
#     Spark Energy, Inc., Class A............................     126,220         941,601
#     Spire, Inc.............................................     450,623      32,706,217
#     TerraForm Power, Inc., Class A.........................       7,768          87,545
      Unitil Corp............................................     200,365       9,519,341
      York Water Co. (The)...................................     154,658       4,816,050
                                                                          ---------------
TOTAL UTILITIES..............................................                 584,818,890
                                                                          ---------------
TOTAL COMMON STOCKS..........................................              17,277,493,923
                                                                          ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
>>    Media General, Inc. Contingent Value Rights............     298,450          29,845
#*>>  Social Reality, Inc., Class A..........................      11,370             341
                                                                          ---------------
TOTAL CONSUMER DISCRETIONARY.................................                      30,186
                                                                          ---------------
FINANCIALS -- (0.0%)
>>    Capital Bank Corp. Contingent Value Rights.............       2,560               0
                                                                          ---------------
HEALTHCARE -- (0.0%)
*>>   Biocept, Inc. Warrant 08/02/2023.......................     479,820               0
                                                                          ---------------
INFORMATION TECHNOLOGY -- (0.0%)
*     SMTC Corp. Rights......................................      13,160          41,454
                                                                          ---------------
TOTAL RIGHTS/WARRANTS........................................                      71,640
                                                                          ---------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................      72,148       1,764,740
                                                                          ---------------
HEALTHCARE -- (0.0%)
>>    Biocept, Inc...........................................       1,871         784,746
                                                                          ---------------
TOTAL PREFERRED STOCKS.......................................                   2,549,486
                                                                          ---------------
TOTAL INVESTMENT SECURITIES..................................              17,280,115,049
                                                                          ---------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional U.S. Government Money
      Market Fund 2.090%.....................................  97,266,737      97,266,737
                                                                          ---------------
SECURITIES LENDING COLLATERAL -- (12.6%)
@(S)  DFA Short Term Investment Fund......................... 217,426,248   2,515,621,684
                                                                          ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $16,132,072,088)...................................               $19,893,003,470
                                                                          ===============

U.S. SMALL CAP PORTFOLIO
CONTINUED


As of October 31, 2018, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                            Unrealized
                               Number of Expiration  Notional    Market    Appreciation
Description                    Contracts    Date      Value      Value    (Depreciation)
-----------                    --------- ---------- ---------- ---------- --------------
Long Position Contracts:
S&P 500 (R) Emini Index.......    43      12/21/18  $5,812,296 $5,828,865    $16,569
                                                    ---------- ----------    -------
Total Futures Contracts.......                      $5,812,296 $5,828,865    $16,569
                                                    ========== ==========    =======

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               Investments in Securities (Market Value)
                                                        ------------------------------------------------------
                                                            Level 1        Level 2     Level 3      Total
                                                        --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.............................. $   676,630,872             --   --    $   676,630,872
   Consumer Discretionary..............................   2,619,833,902 $        1,350   --      2,619,835,252
   Consumer Staples....................................     776,497,012             --   --        776,497,012
   Energy..............................................   1,116,026,139             --   --      1,116,026,139
   Financials..........................................   3,347,346,424         71,232   --      3,347,417,656
   Healthcare..........................................   1,626,386,128             --   --      1,626,386,128
   Industrials.........................................   3,326,929,203             --   --      3,326,929,203
   Information Technology..............................   2,213,286,834         45,418   --      2,213,332,252
   Materials...........................................     869,391,047        485,583   --        869,876,630
   Real Estate.........................................     119,743,889             --   --        119,743,889
   Utilities...........................................     584,818,890             --   --        584,818,890
Preferred Stocks.......................................
   Consumer Discretionary..............................       1,764,740             --   --          1,764,740
   Healthcare..........................................              --        784,746   --            784,746
Rights/Warrants........................................
   Consumer Discretionary..............................              --         30,186   --             30,186
   Information Technology..............................          41,454             --   --             41,454
Temporary Cash Investments.............................      97,266,737             --   --         97,266,737
Securities Lending Collateral..........................              --  2,515,621,684   --      2,515,621,684
Futures Contracts**....................................          16,569             --   --             16,569
                                                        --------------- --------------   --    ---------------
TOTAL.................................................. $17,375,979,840 $2,517,040,199   --    $19,893,020,039
                                                        =============== ==============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value+
                                                            --------- -----------
COMMON STOCKS -- (86.3%)
COMMUNICATION SERVICES -- (3.1%)
    A.H. Belo Corp., Class A...............................   497,510 $ 2,273,621
*   Alaska Communications Systems Group, Inc...............    75,647     110,445
#   AMC Entertainment Holdings, Inc., Class A..............    57,863   1,114,441
    ATN International, Inc.................................   138,563  11,707,188
#*  AutoWeb, Inc...........................................     3,221       7,537
*   Ballantyne Strong, Inc.................................   102,209     412,924
    Beasley Broadcast Group, Inc., Class A.................     8,036      53,600
*   Boingo Wireless, Inc...................................   347,011  10,871,855
*   Boston Omaha Corp., Class A............................       761      21,064
*   Care.com, Inc..........................................    95,235   1,676,136
#*  Cars.com, Inc..........................................   296,381   7,738,508
#*  Central European Media Enterprises, Ltd., Class A......   112,346     379,729
#*  Cincinnati Bell, Inc...................................   467,049   6,627,425
    Clear Channel Outdoor Holdings, Inc., Class A..........    40,628     236,455
#   Cogent Communications Holdings, Inc....................   107,223   5,573,452
#*  comScore, Inc..........................................    66,032   1,053,210
#   Consolidated Communications Holdings, Inc..............    57,096     714,842
#*  Daily Journal Corp.....................................       472     111,883
*   DHI Group, Inc.........................................    10,818      18,066
#   Emerald Expositions Events, Inc........................    55,127     805,957
*   Emmis Communications Corp., Class A....................    25,045     106,692
#   Entercom Communications Corp., Class A.................   877,661   5,696,020
    Entravision Communications Corp., Class A..............   936,388   4,625,757
#*  Eros International P.L.C...............................    20,324     202,834
#   EW Scripps Co. (The), Class A..........................   599,606  10,085,373
#*  Fluent, Inc............................................     5,059      12,243
#   Frontier Communications Corp...........................     2,389      11,491
#   Gannett Co., Inc....................................... 1,179,071  11,436,989
*   Glu Mobile, Inc........................................   119,683     843,765
#*  Gray Television, Inc...................................   660,118  11,426,643
*   Gray Television, Inc., Class A.........................    40,958     630,958
*   Harte-Hanks, Inc.......................................    34,467     188,879
#*  Hemisphere Media Group, Inc............................    44,439     598,593
    IDT Corp., Class B.....................................   230,718   1,624,255
*   IMAX Corp..............................................   332,466   6,436,542
*   Insignia Systems, Inc..................................     8,080      13,898
#*  Iridium Communications, Inc............................   456,950   9,052,179
*   Liberty TripAdvisor Holdings, Inc., Class A............   667,496   9,625,292
*   LICT Corp..............................................         1       9,522
#   Marchex, Inc., Class B.................................    13,199      36,429
    Marcus Corp. (The).....................................   180,408   7,039,520
#*  McClatchy Co. (The), Class A...........................    35,627     273,769
#*  Meet Group, Inc. (The).................................   465,937   2,054,782
#*  MSG Networks, Inc., Class A............................   484,839  12,387,636
    National CineMedia, Inc................................   181,200   1,621,740
#   New Media Investment Group, Inc........................   448,028   6,294,793
#*  ORBCOMM, Inc...........................................   696,412   6,636,806
#*  pdvWireless, Inc.......................................    15,181     614,830
#*  Professional Diversity Network, Inc....................     1,600       3,984
#*  QuinStreet, Inc........................................   290,201   4,614,196
*   Reading International, Inc., Class A...................   159,051   2,309,421
#*  Reading International, Inc., Class B...................    11,620     365,565
*   Rosetta Stone, Inc.....................................   172,794   3,592,387
#   Saga Communications, Inc., Class A.....................    51,688   1,811,148
    Salem Media Group, Inc.................................    18,082      53,342
#   Scholastic Corp........................................    81,021   3,514,691

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
COMMUNICATION SERVICES -- (Continued)
    Shenandoah Telecommunications Co.......................   497,784 $ 18,925,748
#*  Social Reality, Inc....................................     4,419       11,534
    Spok Holdings, Inc.....................................   153,308    2,149,378
#*  TechTarget, Inc........................................   193,644    3,934,846
    Townsquare Media, Inc., Class A........................    82,095      566,455
#*  Travelzoo..............................................    45,792      351,225
#*  Tribune Publishing Co..................................   113,753    1,716,533
#*  TrueCar Inc............................................   148,308    1,687,745
#*  Urban One, Inc.........................................    67,585      157,473
*   Vonage Holdings Corp...................................   769,532   10,203,994
*   XO Group, Inc..........................................   238,513    8,254,935
*   Zedge, Inc., Class B...................................    70,067      135,930
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            225,457,098
                                                                      ------------
CONSUMER DISCRETIONARY -- (12.3%)
*   1-800-Flowers.com, Inc., Class A.......................   390,977    4,085,710
#   Abercrombie & Fitch Co., Class A.......................   554,004   10,913,879
#   Acushnet Holdings Corp.................................     4,862      118,779
    AMCON Distributing Co..................................     5,890      488,575
#*  American Axle & Manufacturing Holdings, Inc............   717,160   10,879,317
#*  American Outdoor Brands Corp...........................    57,347      784,507
*   American Public Education, Inc.........................   126,591    4,143,323
*   America's Car-Mart, Inc................................   108,818    8,150,468
    Ark Restaurants Corp...................................    36,613      858,941
#*  Asbury Automotive Group, Inc...........................   146,319    9,525,367
#*  Ascena Retail Group, Inc............................... 3,365,971   12,958,988
#*  Ascent Capital Group, Inc., Class A....................    87,483       83,984
#*  At Home Group, Inc.....................................    59,201    1,618,555
*   Barnes & Noble Education, Inc..........................   311,107    1,776,421
#   Barnes & Noble, Inc....................................   536,587    3,396,596
    Bassett Furniture Industries, Inc......................    90,506    1,787,493
    BBX Capital Corp.......................................   266,865    1,561,160
#*  Beazer Homes USA, Inc..................................    70,534      621,405
#   Bed Bath & Beyond, Inc.................................    51,358      705,659
#*  Belmond, Ltd., Class A.................................   733,670   12,560,430
#   Big 5 Sporting Goods Corp..............................    77,403      271,685
#   Big Lots, Inc..........................................    94,635    3,929,245
*   Biglari Holdings, Inc., Class A........................       914      685,500
*   Biglari Holdings, Inc., Class B........................     9,968    1,420,440
#   BJ's Restaurants, Inc..................................   234,694   14,358,579
    Bloomin' Brands, Inc...................................    49,166      980,862
#*  Bojangles', Inc........................................   152,376    2,409,065
#*  Boot Barn Holdings, Inc................................   188,710    4,657,363
#   Bowl America, Inc., Class A............................    55,406      851,867
#*  Bridgepoint Education, Inc.............................    92,994      892,742
#   Brinker International, Inc.............................   142,582    6,180,930
*   Build-A-Bear Workshop, Inc.............................    84,077      719,699
    Caleres, Inc...........................................   493,103   16,864,123
#   Callaway Golf Co....................................... 1,105,362   23,654,747
*   Cambium Learning Group, Inc............................   285,678    4,108,050
    Canterbury Park Holding Corp...........................    10,905      163,575
*   Career Education Corp..................................   723,488   10,403,757
#   Carriage Services, Inc.................................   207,770    3,960,096
*   Carrols Restaurant Group, Inc..........................   396,517    5,218,164
#   Cato Corp. (The), Class A..............................   209,300    4,035,304
#*  Cavco Industries, Inc..................................    92,075   18,471,166
*   Century Casinos, Inc...................................     9,163       57,177
#*  Century Communities, Inc...............................    89,026    1,889,132
#*  Chanticleer Holdings, Inc..............................     8,250       16,252

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Chico's FAS, Inc....................................... 1,211,821 $ 9,294,667
#   Children's Place, Inc. (The)...........................    97,261  14,530,793
#*  Christopher & Banks Corp...............................    18,577      10,403
#*  Chuy's Holdings, Inc...................................   127,898   3,116,874
    Citi Trends, Inc.......................................   119,365   3,023,515
    Clarus Corp............................................   161,508   1,582,778
#   Collectors Universe, Inc...............................    58,748     845,971
#*  Conn's, Inc............................................   264,291   7,342,004
*   Container Store Group, Inc. (The)......................    32,426     191,638
#   Cooper Tire & Rubber Co................................   317,317   9,801,922
*   Cooper-Standard Holdings, Inc..........................    85,500   7,921,575
#   Core-Mark Holding Co., Inc.............................   272,320  10,459,811
#*  Crocs, Inc.............................................   522,598  10,734,163
    Crown Crafts, Inc......................................    10,147      53,475
#   CSS Industries, Inc....................................    30,328     398,510
*   CTI Industries Corp....................................     1,700       6,528
    Culp, Inc..............................................   167,475   3,877,046
#   Dave & Buster's Entertainment, Inc.....................    75,651   4,505,017
#*  Del Frisco's Restaurant Group, Inc.....................    54,317     366,640
*   Del Taco Restaurants, Inc..............................   390,363   4,254,957
#*  Delta Apparel, Inc.....................................    77,508   1,478,078
*   Denny's Corp...........................................   711,954  12,352,402
#*  Destination Maternity Corp.............................    44,239     221,195
#*  Destination XL Group, Inc..............................   205,266     628,114
#   Dillard's, Inc., Class A...............................    16,569   1,166,789
#   Dine Brands Global, Inc................................    21,989   1,781,989
#*  Dixie Group, Inc. (The)................................     7,488       9,360
    Dover Motorsports, Inc.................................   149,190     320,758
#*  Drive Shack, Inc.......................................   292,969   1,564,454
#   DSW, Inc., Class A.....................................   433,236  11,502,416
#*  Duluth Holdings, Inc., Class B.........................    26,501     814,376
#   Educational Development Corp...........................    73,800     904,050
*   El Pollo Loco Holdings, Inc............................   256,541   3,209,328
*   Emerson Radio Corp.....................................   114,403     164,740
    Escalade, Inc..........................................    69,594     814,250
#   Ethan Allen Interiors, Inc.............................   521,843   9,988,075
#*  EVINE Live, Inc........................................    10,617      10,936
#*  Express, Inc...........................................   644,591   5,678,847
#*  Famous Dave's of America, Inc..........................    60,547     321,505
#*  Fiesta Restaurant Group, Inc...........................   217,721   5,619,379
#   Flanigan's Enterprises, Inc............................    21,206     583,165
    Flexsteel Industries, Inc..............................    61,627   1,566,558
#*  Fossil Group, Inc......................................   153,571   3,334,026
*   Fox Factory Holding Corp...............................   326,575  17,546,875
#*  Francesca's Holdings Corp..............................     3,541      10,765
#*  FTD Cos., Inc..........................................     4,552       9,013
*   Full House Resorts, Inc................................       683       1,871
#*  Gaia, Inc..............................................    55,587     812,126
#   GameStop Corp., Class A................................ 1,237,854  18,072,668
    Gaming Partners International Corp.....................    13,461     116,976
#*  Genesco, Inc...........................................   309,226  13,231,781
*   Genius Brands International, Inc.......................    12,352      25,569
#*  Gentherm, Inc..........................................   398,697  17,399,137
#*  G-III Apparel Group, Ltd...............................   329,796  13,145,669
#*  Good Times Restaurants, Inc............................     1,131       5,090
*   Green Brick Partners, Inc..............................   122,175   1,148,445
#   Group 1 Automotive, Inc................................   130,700   7,546,618
#*  Groupon, Inc...........................................   162,834     532,467
#   Guess?, Inc............................................   500,423  10,628,985

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*   Habit Restaurants, Inc. (The), Class A.................  66,639 $   846,315
#    Hamilton Beach Brands Holding Co., Class A.............  78,694   1,827,275
#    Haverty Furniture Cos., Inc............................ 130,427   2,645,060
#    Haverty Furniture Cos., Inc., Class A..................  18,855     382,285
#*   Hibbett Sports, Inc....................................  17,768     310,407
     Hooker Furniture Corp..................................  95,603   2,798,300
#*   Horizon Global Corp.................................... 129,746     727,875
*    Houghton Mifflin Harcourt Co........................... 213,756   1,432,165
#*   Hovnanian Enterprises, Inc., Class A...................  62,536      91,303
#*   Iconix Brand Group, Inc................................  26,897       5,371
#*   Inspired Entertainment, Inc............................   3,393      21,579
#*   Installed Building Products, Inc....................... 202,656   6,172,902
#*   iRobot Corp............................................  62,842   5,540,779
*    J Alexander's Holdings, Inc............................  68,382     721,430
*    J. Jill, Inc........................................... 128,279     647,809
     Jack in the Box, Inc...................................   3,757     296,540
#*   JAKKS Pacific, Inc.....................................   4,064       9,794
#*   JC Penney Co., Inc.....................................   7,800      11,466
     Johnson Outdoors, Inc., Class A........................  78,481   5,910,404
*    K12, Inc............................................... 295,720   6,331,365
     KB Home................................................ 121,271   2,421,782
#*   Kirkland's, Inc........................................ 184,681   1,867,125
#*   Kona Grill, Inc........................................   5,439       9,573
*    Koss Corp.............................................. 115,135     315,470
#*   Lakeland Industries, Inc...............................  46,633     612,758
#*   Lands' End, Inc........................................   1,706      27,825
*>>  Lazare Kaplan International Inc........................  81,643      11,479
     La-Z-Boy, Inc.......................................... 558,862  15,536,364
     LCI Industries.........................................  16,407   1,137,825
*    Leaf Group, Ltd........................................ 142,594   1,247,697
     Lear Corp..............................................       0           0
#    Libbey, Inc............................................  77,465     584,086
#    Liberty Tax, Inc.......................................  20,026     216,281
     Lifetime Brands, Inc...................................  90,323     934,843
*    Lindblad Expeditions Holdings, Inc..................... 101,457   1,370,684
*    Liquidity Services, Inc................................ 225,965   1,342,232
#    Lithia Motors, Inc., Class A...........................  36,196   3,224,340
#*   Live Ventures, Inc.....................................   1,917      13,227
*    Luby's, Inc............................................   8,544      11,791
#*   Lumber Liquidators Holdings, Inc.......................  42,299     505,896
*    M/I Homes, Inc......................................... 195,293   4,720,232
*    Malibu Boats, Inc., Class A............................ 113,581   4,565,956
#    Marine Products Corp................................... 185,330   3,775,172
#*   MarineMax, Inc......................................... 173,432   3,947,312
*    MCBC Holdings, Inc.....................................  72,159   2,141,679
#    MDC Holdings, Inc...................................... 428,027  12,027,559
#*   Meritage Homes Corp....................................  74,993   2,793,489
*    Modine Manufacturing Co................................ 413,244   5,376,304
#*   Monarch Casino & Resort, Inc...........................  27,353   1,060,476
#    Monro, Inc............................................. 129,542   9,637,925
#*   Motorcar Parts of America, Inc......................... 241,089   5,106,265
     Movado Group, Inc...................................... 163,957   6,313,984
     Nathan's Famous, Inc...................................  55,892   4,185,752
#*   Nautilus, Inc.......................................... 395,516   4,837,161
#*   New Home Co., Inc. (The)...............................  43,350     309,085
#*   New York & Co., Inc.................................... 316,827   1,254,635
     Nobility Homes, Inc....................................  16,585     381,455
*    Noodles & Co...........................................   7,885      74,356
#    Nutrisystem, Inc....................................... 344,324  12,244,161

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Office Depot, Inc...................................... 4,933,410 $12,629,530
#*  Overstock.com, Inc.....................................    66,915   1,346,330
#   Oxford Industries, Inc.................................   188,771  16,796,844
    P&F Industries, Inc., Class A..........................     8,593      68,486
#   Papa John's International, Inc.........................    14,200     774,468
#*  Party City Holdco, Inc.................................    21,890     229,188
*   Pegasus Cos., Inc. (The)...............................       454     101,923
#*  Penn National Gaming, Inc..............................       506      12,286
#   PetMed Express, Inc....................................   202,975   5,671,121
*   Playa Hotels & Resorts NV..............................   137,744   1,183,221
#*  Potbelly Corp..........................................   185,177   2,162,867
    QEP Co., Inc...........................................     9,082     242,489
#*  Quotient Technology Inc................................    34,942     449,704
    RCI Hospitality Holdings, Inc..........................    60,552   1,585,251
#*  Red Lion Hotels Corp...................................   174,549   1,907,821
#*  Red Robin Gourmet Burgers, Inc.........................   179,457   5,419,601
*   Regis Corp.............................................   407,193   6,857,130
*   Rent-A-Center, Inc.....................................   104,276   1,485,933
    Rocky Brands, Inc......................................    55,336   1,589,250
    Ruth's Hospitality Group, Inc..........................   390,848  10,564,621
#*  Sally Beauty Holdings, Inc.............................   148,980   2,653,334
#*  Sequential Brands Group, Inc...........................     6,074       7,957
#*  Shake Shack, Inc., Class A.............................    16,162     854,808
*   Shiloh Industries, Inc.................................   192,104   1,746,225
#   Shoe Carnival, Inc.....................................   127,656   5,199,429
#*  Shutterfly, Inc........................................   153,124   7,656,200
    Shutterstock, Inc......................................    76,028   3,108,025
#   skyline Champion Corp..................................    73,253   1,745,619
#*  Sleep Number Corp......................................   443,759  16,139,515
#   Sonic Automotive, Inc., Class A........................   340,210   6,164,605
    Sonic Corp.............................................   605,445  26,203,660
#*  Sotheby's..............................................    10,417     437,514
    Speedway Motorsports, Inc..............................   313,346   4,866,263
#*  Sportsman's Warehouse Holdings, Inc....................     2,056      10,342
#   Standard Motor Products, Inc...........................   273,034  14,773,870
*   Stoneridge, Inc........................................   310,831   7,898,216
#   Strategic Education, Inc...............................   173,495  21,829,141
#   Strattec Security Corp.................................    33,460   1,127,602
#   Sturm Ruger & Co., Inc.................................    38,139   2,265,075
    Superior Group of Cos, Inc.............................   114,059   1,983,486
#   Superior Industries International, Inc.................   244,297   2,401,440
*   Sypris Solutions, Inc..................................   129,104     160,089
#   Tailored Brands, Inc...................................   307,927   6,469,546
*   Tandy Leather Factory, Inc.............................   101,284     729,245
*   Taylor Morrison Home Corp., Class A....................   115,037   1,902,712
    Tenneco, Inc., Class A.................................    39,715   1,367,387
#   Tile Shop Holdings, Inc................................    20,636     134,134
    Tilly's, Inc., Class A.................................   127,300   2,258,302
*   TopBuild Corp..........................................    47,505   2,167,178
    Tower International, Inc...............................   165,175   4,904,046
*   Town Sports International Holdings, Inc................    90,532     695,286
*   Trans World Entertainment Corp.........................    12,026      11,785
#*  TravelCenters of America LLC...........................   141,189     657,941
#*  TRI Pointe Group, Inc..................................   145,555   1,732,104
#*  Tuesday Morning Corp...................................     3,557      10,849
    Tupperware Brands Corp.................................     9,301     326,465
#*  Turtle Beach Corp......................................     2,100      37,275
*   Unifi, Inc.............................................   167,869   3,842,521
#*  Universal Electronics, Inc.............................   141,903   4,437,307

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Universal Technical Institute, Inc.....................   239,205 $    629,109
#*  US Auto Parts Network, Inc.............................     7,419        8,829
#*  Vera Bradley, Inc......................................       496        6,542
#*  Vince Holding Corp.....................................     2,376       32,860
*   Vista Outdoor, Inc.....................................   895,523   11,194,037
*   Visteon Corp...........................................     2,239      176,971
#*  Vitamin Shoppe, Inc....................................    14,556      113,100
*   VOXX International Corp................................    30,283      154,443
#*  Vuzix Corp.............................................     4,509       27,415
    Weyco Group, Inc.......................................   110,343    3,491,253
#*  William Lyon Homes, Class A............................    92,161    1,249,703
#   Wingstop, Inc..........................................   192,004   12,023,290
    Winmark Corp...........................................    54,273    8,341,217
#   Winnebago Industries, Inc..............................   345,353    9,517,929
*   ZAGG, Inc..............................................   237,139    2,871,753
#*  Zumiez, Inc............................................   229,101    5,328,889
                                                                      ------------
TOTAL CONSUMER DISCRETIONARY...............................            909,842,771
                                                                      ------------
CONSUMER STAPLES -- (3.5%)
#   Alico, Inc.............................................    76,859    2,544,033
#   Andersons, Inc. (The)..................................   270,815    9,749,340
#*  Arcadia Biosciences, Inc...............................     2,400        9,744
*   Avon Products, Inc..................................... 3,742,161    7,334,636
*   Bridgford Foods Corp...................................    72,953    1,236,553
#   Calavo Growers, Inc....................................   186,492   18,089,724
#   Cal-Maine Foods, Inc...................................     7,817      380,453
*   CCA Industries, Inc....................................    35,363       98,663
#*  Central Garden & Pet Co................................    69,897    2,270,255
*   Central Garden & Pet Co., Class A......................   300,481    8,909,262
#*  Chefs' Warehouse, Inc. (The)...........................   256,230    8,617,015
#   Coca-Cola Bottling Co. Consolidated....................    72,733   12,555,898
*   Coffee Holding Co., Inc................................    36,925      160,624
*   Craft Brew Alliance, Inc...............................   217,948    3,997,166
#   Dean Foods Co..........................................   193,924    1,549,453
#*  Farmer Brothers Co.....................................   144,233    3,477,458
    Fresh Del Monte Produce, Inc...........................     2,200       72,666
#*  Hostess Brands, Inc....................................   574,965    5,979,636
    Ingles Markets, Inc., Class A..........................   131,189    4,321,366
#   Inter Parfums, Inc.....................................   301,212   17,768,496
    John B. Sanfilippo & Son, Inc..........................   102,735    6,478,469
*   Landec Corp............................................   245,729    3,364,030
*   Lifevantage Corp.......................................     6,285       69,198
*   Lifeway Foods, Inc.....................................     4,260       12,354
    Limoneira Co...........................................    55,025    1,356,366
    Mannatech, Inc.........................................    11,325      183,465
#   Medifast, Inc..........................................   129,943   27,506,334
#   MGP Ingredients, Inc...................................   188,068   13,384,800
*   Natural Alternatives International, Inc................    74,759      708,715
#*  Natural Grocers by Vitamin Cottage, Inc................   100,070    1,813,268
#   Natural Health Trends Corp.............................     5,957      135,462
#*  Nature's Sunshine Products, Inc........................   163,358    1,445,718
#*  New Age Beverages Corp.................................     7,200       32,616
    Oil-Dri Corp. of America...............................    56,286    1,740,926
#*  Orchids Paper Products Co..............................       196          306
    PriceSmart, Inc........................................     1,074       75,341
#*  Primo Water Corp.......................................   266,329    4,439,704
#*  Pyxus International, Inc...............................    48,108    1,142,084
#*  Revlon, Inc., Class A..................................    89,412    1,877,652
*   RiceBran Technologies..................................    37,765       98,189

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
CONSUMER STAPLES -- (Continued)
    Rocky Mountain Chocolate Factory, Inc..................    70,128 $    581,361
*   S&W Seed Co............................................    45,555      127,554
*   Seneca Foods Corp., Class A............................    54,757    1,731,964
*   Seneca Foods Corp., Class B............................    11,120      353,060
*   Simply Good Foods Co. (The)............................    64,745    1,227,565
#*  Smart & Final Stores, Inc..............................   135,897      686,280
    SpartanNash Co.........................................   382,355    6,825,037
*   Tofutti Brands, Inc....................................     3,743        8,310
#   Turning Point Brands, Inc..............................    43,357    1,781,973
#*  United Natural Foods, Inc..............................   842,081   18,298,420
    United-Guardian, Inc...................................    39,576      682,290
    Universal Corp.........................................   106,098    7,199,810
#*  USANA Health Sciences, Inc.............................    82,513    9,655,671
#   Vector Group, Ltd......................................   260,491    3,521,838
#   Village Super Market, Inc., Class A....................    73,985    1,822,990
#   WD-40 Co...............................................   127,246   21,260,262
#   Weis Markets, Inc......................................   200,279    9,242,876
*   Willamette Valley Vineyards, Inc.......................     3,868       28,623
                                                                      ------------
TOTAL CONSUMER STAPLES.....................................            260,023,322
                                                                      ------------
ENERGY -- (6.1%)
*   Abraxas Petroleum Corp.................................   324,266      596,649
    Adams Resources & Energy, Inc..........................    39,391    1,597,305
*   Alta Mesa Resources, Inc., Class A.....................    20,935       65,945
#*  Approach Resources, Inc................................     7,969       13,308
#   Arch Coal, Inc., Class A...............................    94,565    9,068,784
    Archrock, Inc..........................................   433,250    4,445,145
#*  Ardmore Shipping Corp..................................   185,935    1,201,140
*   Aspen Aerogels, Inc....................................    70,788      253,421
*   Barnwell Industries, Inc...............................    68,834      113,576
#*  Basic Energy Services, Inc.............................    21,454      166,698
#*  Bonanza Creek Energy, Inc..............................   183,263    4,719,022
#*  Bristow Group, Inc.....................................   645,517    7,107,142
#*  California Resources Corp..............................    65,496    2,052,645
*   Callon Petroleum Co....................................   907,100    9,043,787
#*  CARBO Ceramics, Inc....................................       109          526
#*  Carrizo Oil & Gas, Inc.................................   545,123    9,926,690
#*  Clean Energy Fuels Corp................................   151,879      335,653
#*  Cloud Peak Energy, Inc.................................     5,556        9,501
#*  Contango Oil & Gas Co..................................   167,538      846,068
#*  Dawson Geophysical Co..................................   105,566      592,225
#*  Denbury Resources, Inc................................. 2,738,382    9,447,418
#   DHT Holdings, Inc...................................... 1,080,828    5,436,565
*   Diamond Offshore Drilling, Inc.........................   151,100    2,142,598
#*  Dorian LPG, Ltd........................................   289,160    2,298,822
#*  Dril-Quip, Inc.........................................   351,822   14,973,544
#*  Earthstone Energy, Inc., Class A.......................   188,982    1,555,322
#*  Eclipse Resources Corp.................................     9,550       10,887
*   Era Group, Inc.........................................    71,410      808,361
    Evolution Petroleum Corp...............................   221,128    2,277,618
*   Exterran Corp..........................................    70,771    1,478,406
#*  Extraction Oil & Gas, Inc..............................   706,469    5,644,687
#*  Forum Energy Technologies, Inc......................... 1,135,599   10,174,967
#*  Frank's International NV...............................   532,277    3,779,167
#   GasLog, Ltd............................................   259,719    5,313,851
*   Geospace Technologies Corp.............................    79,782    1,015,625
#*  Goodrich Petroleum Corp................................    23,524      354,507
#   Green Plains, Inc......................................   326,158    5,557,732
    Gulf Island Fabrication, Inc...........................    27,106      230,401

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
#*  Gulfmark Offshore, Inc.................................    11,986 $   403,808
#*  Gulfport Energy Corp................................... 2,330,870  21,234,226
#*  Halcon Resources Corp..................................    41,073     136,362
    Hallador Energy Co.....................................   171,263   1,123,485
#*  Helix Energy Solutions Group, Inc...................... 1,823,876  15,539,424
#*  HighPoint Resources Corp...............................   123,026     457,657
#*  Hornbeck Offshore Services, Inc........................     3,200      10,080
#*  Independence Contract Drilling, Inc....................   180,693     724,579
#*  International Seaways, Inc.............................   215,495   4,635,297
#*  ION Geophysical Corp...................................       935      11,042
#*  Keane Group, Inc.......................................   277,642   3,489,960
#*  Key Energy Services, Inc...............................     8,319      75,287
#*  Laredo Petroleum, Inc.................................. 1,616,777   8,471,911
#*  Lonestar Resources US, Inc., Class A...................   131,096   1,008,128
#   Mammoth Energy Services, Inc...........................    43,930   1,096,493
*   Matrix Service Co......................................   224,479   4,563,658
*   Midstates Petroleum Co., Inc...........................   145,981   1,052,523
#*  Mitcham Industries, Inc................................    99,759     399,036
#   Nabors Industries, Ltd................................. 1,792,227   8,907,368
    NACCO Industries, Inc., Class A........................    40,320   1,392,653
*   Natural Gas Services Group, Inc........................    87,791   1,694,366
#*  NCS Multistage Holdings, Inc...........................    51,954     587,080
#*  Newpark Resources, Inc.................................   976,972   8,020,940
#*  Noble Corp. P.L.C...................................... 3,496,071  17,550,276
    Nordic American Offshore, Ltd..........................     3,276       2,734
#*  Northern Oil and Gas, Inc..............................   942,047   2,769,618
#*  Oceaneering International, Inc.........................   577,523  10,938,286
#*  Oil States International, Inc..........................   668,752  14,893,107
*   Overseas Shipholding Group, Inc., Class A..............   411,321   1,291,548
#*  Pacific Ethanol, Inc...................................     6,956      11,408
    Panhandle Oil and Gas, Inc., Class A...................   127,058   2,260,362
#*  Par Pacific Holdings, Inc..............................   237,510   4,199,177
#*  Parker Drilling Co.....................................    54,642     136,605
#*  Penn Virginia Corp.....................................   125,079   8,602,934
#*  PHI, Inc...............................................    13,978     115,738
#*  PHI, Inc. Non-Voting...................................    29,755     231,791
*   Pioneer Energy Services Corp...........................   353,906   1,051,101
#*  Profire Energy, Inc....................................     7,831      17,855
#*  ProPetro Holding Corp..................................   567,869  10,022,888
*   QEP Resources, Inc.....................................    95,200     848,232
#*  Renewable Energy Group, Inc............................   417,409  12,973,072
#*  Resolute Energy Corp...................................     6,666     185,515
#*  REX American Resources Corp............................    53,577   3,973,806
#*  RigNet, Inc............................................    35,160     601,236
#*  Ring Energy, Inc....................................... 1,221,511   8,709,373
#*  Rowan Cos. P.L.C., Class A.............................   884,515  14,072,634
#*  SAExploration Holdings, Inc............................       616       3,370
#*  Sanchez Energy Corp....................................     5,738       9,525
#*  SandRidge Energy, Inc..................................   290,555   2,600,467
#   Scorpio Tankers, Inc...................................   503,848     901,888
#*  SEACOR Holdings, Inc...................................   105,780   5,076,382
#*  SEACOR Marine Holdings, Inc............................   189,575   3,465,431
#*  Select Energy Services, Inc., Class A..................   183,214   1,751,526
#   SemGroup Corp., Class A................................ 1,006,217  18,604,952
#   Ship Finance International, Ltd........................   318,410   3,980,125
*   SilverBow Resources, Inc...............................    48,650   1,277,549
#*  Smart Sand, Inc........................................   204,493     566,446
#*  Solaris Oilfield Infrastructure, Inc., Class A.........   161,841   2,136,301
#*  SRC Energy, Inc........................................   357,191   2,528,912

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
ENERGY -- (Continued)
*   Superior Drilling Products, Inc........................     1,800 $      7,128
*   Superior Energy Services, Inc.......................... 2,412,984   18,893,665
#*  Talos Energy, Inc......................................   158,626    4,133,794
#   Teekay Corp............................................     3,000       19,890
#*  TETRA Technologies, Inc................................    15,736       46,736
#*  Tidewater, Inc.........................................    28,779      772,716
#*  Ultra Petroleum Corp...................................     8,156        9,787
#*  Unit Corp..............................................   568,681   13,153,592
#   US Silica Holdings, Inc................................ 1,536,040   21,504,560
#*  VAALCO Energy, Inc.....................................   238,260      471,755
#*  W&T Offshore, Inc...................................... 1,375,285    9,269,421
#*  WildHorse Resource Development Corp....................    30,059      637,551
#   World Fuel Services Corp...............................   332,670   10,645,440
                                                                      ------------
TOTAL ENERGY...............................................            447,619,276
                                                                      ------------
FINANCIALS -- (18.7%)
#*  1347 Property Insurance Holdings, Inc..................     3,204       18,807
#   1st Constitution Bancorp...............................    36,013      728,183
    1st Source Corp........................................   219,052   10,205,633
#   Access National Corp...................................   117,491    3,051,241
    ACNB Corp..............................................    25,160    1,008,916
#*  Allegiance Bancshares, Inc.............................    71,045    2,750,152
    A-Mark Precious Metals, Inc............................    56,240      721,559
*   Ambac Financial Group, Inc.............................   259,699    5,344,605
    American National Bankshares, Inc......................    57,597    2,078,676
    American River Bankshares..............................    32,113      491,650
    Ameris Bancorp.........................................   285,392   12,240,463
#   AMERISAFE, Inc.........................................   223,285   14,533,621
    AmeriServ Financial, Inc...............................   148,132      628,080
*   Anchor Bancorp, Inc....................................       800       20,432
    Argo Group International Holdings, Ltd.................    42,757    2,634,259
    Arrow Financial Corp...................................   140,409    4,933,972
    Artisan Partners Asset Management, Inc., Class A.......     2,100       57,561
    Asta Funding, Inc......................................     5,912       22,584
    Atlantic American Corp.................................     7,131       19,468
*   Atlantic Capital Bancshares, Inc.......................   114,308    1,722,622
*   Atlanticus Holdings Corp...............................   115,004      379,513
#*  Atlas Financial Holdings, Inc..........................    69,361      666,559
    Auburn National Bancorporation, Inc....................    11,571      466,080
#*  Axos Financial, Inc....................................   261,755    7,946,882
#   Banc of California, Inc................................   375,540    5,989,863
    BancFirst Corp.........................................   242,734   13,928,077
    Bancorp 34, Inc........................................       806       12,146
#   Bancorp of New Jersey, Inc.............................     4,977       73,610
*   Bancorp, Inc. (The)....................................   533,435    5,601,067
    Bank of Commerce Holdings..............................    65,288      779,539
    Bank of Marin Bancorp..................................    35,847    3,046,637
    Bank of NT Butterfield & Son, Ltd. (The)...............     1,000       40,290
    BankFinancial Corp.....................................   167,847    2,370,000
    Bankwell Financial Group, Inc..........................    31,008      940,163
    Banner Corp............................................   248,876   14,390,010
    Bar Harbor Bankshares..................................    93,476    2,390,181
*   Baycom Corp............................................     1,135       27,456
    BCB Bancorp, Inc.......................................    68,538      852,613
    Beneficial Bancorp, Inc................................   580,335    9,070,636
#   Berkshire Hills Bancorp, Inc...........................   358,780   11,972,489
*   Blucora, Inc...........................................   305,788    8,843,389
#   Blue Capital Reinsurance Holdings, Ltd.................    32,288      252,169
    Blue Hills Bancorp, Inc................................   146,906    3,409,688

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    BOK Financial Corp.....................................    19,399 $ 1,663,076
#   Boston Private Financial Holdings, Inc................. 1,056,428  14,261,778
    Bridge Bancorp, Inc....................................   139,016   4,128,775
    BrightSphere Investment Group P.L.C....................   362,228   4,129,399
#   Brookline Bancorp, Inc.................................   819,867  12,707,938
    Bryn Mawr Bank Corp....................................   186,904   7,464,946
*   BSB Bancorp, Inc.......................................    43,585   1,255,248
    C&F Financial Corp.....................................    20,306     985,856
    Cadence BanCorp........................................     9,303     205,224
#   California First National Bancorp......................    64,941   1,066,331
#   Cambridge Bancorp......................................       194      16,587
#   Camden National Corp...................................   131,650   5,338,407
*   Cannae Holdings, Inc...................................   406,224   7,502,957
    Capital City Bank Group, Inc...........................    70,883   1,679,927
#   Capitol Federal Financial, Inc.........................   336,723   4,178,732
#   Capstar Financial Holdings, Inc........................    46,392     685,674
    Carolina Financial Corp................................   158,771   5,253,732
    CenterState Banks Corp.................................    34,364     844,667
    Central Pacific Financial Corp.........................   209,205   5,656,903
    Central Valley Community Bancorp.......................    56,279   1,139,087
    Century Bancorp, Inc., Class A.........................    21,839   1,640,546
    Citizens & Northern Corp...............................    65,786   1,656,491
#   Citizens Community Bancorp, Inc........................     6,800      86,700
    Citizens First Corp....................................     1,642      41,017
    Citizens Holding Co....................................    11,132     257,261
#*  Citizens, Inc..........................................   389,685   3,062,924
#   City Holding Co........................................   183,458  13,535,531
#   Civista Bancshares, Inc................................    47,068   1,090,095
    CNB Financial Corp.....................................    90,316   2,312,090
    Codorus Valley Bancorp, Inc............................    32,932     864,470
#   Cohen & Co., Inc.......................................     2,727      27,543
#   Cohen & Steers, Inc....................................    73,599   2,825,466
    Colony Bankcorp, Inc...................................    43,012     714,859
*   Community Bankers Trust Corp...........................     6,683      56,939
*   Community First Bancshares, Inc........................       935      10,379
    Community Trust Bancorp, Inc...........................   190,221   8,656,958
    Community West Bancshares..............................    17,312     191,124
    ConnectOne Bancorp, Inc................................   262,343   5,438,370
#*  Consumer Portfolio Services, Inc.......................   118,706     464,140
    County Bancorp, Inc....................................       700      14,571
#*  Cowen, Inc.............................................    71,246   1,054,441
#   Crawford & Co., Class A................................   281,599   2,545,655
    Crawford & Co., Class B................................   155,433   1,431,538
*   Customers Bancorp, Inc.................................   121,394   2,487,363
    Diamond Hill Investment Group, Inc.....................    19,204   3,306,545
    Dime Community Bancshares, Inc.........................   381,532   6,150,296
    DNB Financial Corp.....................................     1,689      58,068
    Donegal Group, Inc., Class A...........................   196,132   2,634,053
    Donegal Group, Inc., Class B...........................    34,951     447,722
#*  Donnelley Financial Solutions, Inc.....................     1,080      16,794
    Eagle Bancorp Montana, Inc.............................       578       9,508
#*  Eagle Bancorp, Inc.....................................    87,411   4,297,999
#*  eHealth, Inc...........................................   117,408   4,034,139
#*  Elevate Credit, Inc....................................     8,841      37,663
    Elmira Savings Bank....................................       516      10,372
    EMC Insurance Group, Inc...............................   177,344   4,250,936
    Employers Holdings, Inc................................   320,033  14,708,717
#*  Encore Capital Group, Inc..............................   332,007   8,436,298
*   Enova International, Inc...............................   283,405   6,702,528

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
*   Entegra Financial Corp.................................    18,599 $   422,011
    Enterprise Bancorp, Inc................................    50,654   1,640,177
    Enterprise Financial Services Corp.....................   249,714  10,850,073
#*  Equity Bancshares, Inc., Class A.......................    90,597   3,269,646
    ESSA Bancorp, Inc......................................    58,904     951,300
    Evans Bancorp, Inc.....................................    23,410   1,030,040
#*  EZCORP, Inc., Class A..................................   375,646   3,733,921
    Farmers & Merchants Bancorp, Inc.......................       500      20,325
    Farmers National Banc Corp.............................   147,152   1,927,691
    Fauquier Bankshares, Inc...............................       701      16,137
#   FB Financial Corp......................................   110,360   4,025,933
    FBL Financial Group, Inc., Class A.....................   218,485  15,071,095
    Federal Agricultural Mortgage Corp., Class A...........     4,200     267,918
    Federal Agricultural Mortgage Corp., Class C...........    82,381   5,753,489
    FedNat Holding Co......................................   125,697   2,706,256
    Fidelity Southern Corp.................................   257,616   5,981,844
    Financial Institutions, Inc............................   125,634   3,586,851
*   First Acceptance Corp..................................    59,247      68,134
    First Bancorp..........................................   335,817  12,388,289
#*  First BanCorp.......................................... 1,728,154  15,950,861
    First Bancorp, Inc.....................................    79,476   2,269,835
    First Bancshares, Inc. (The)...........................    45,609   1,643,748
#   First Bank.............................................    62,321     740,373
    First Busey Corp.......................................   366,072  10,220,730
    First Business Financial Services, Inc.................    41,155     861,374
    First Capital, Inc.....................................       350      15,382
    First Commonwealth Financial Corp......................   848,795  11,458,732
    First Community Bankshares, Inc........................   128,870   4,449,881
#   First Community Corp...................................    10,080     220,248
    First Defiance Financial Corp..........................   149,837   4,078,563
#   First Financial Bancorp................................   243,121   6,362,477
    First Financial Corp...................................    94,531   4,335,192
    First Financial Northwest, Inc.........................    61,986     936,608
#*  First Foundation, Inc..................................   255,359   4,139,369
#   First Internet Bancorp.................................    55,802   1,438,018
#   First Interstate BancSystem, Inc., Class A.............   103,802   4,303,631
    First Merchants Corp...................................   320,489  13,335,547
    First Mid-Illinois Bancshares, Inc.....................    41,618   1,551,519
*   First Northwest Bancorp................................    45,879     669,833
    First of Long Island Corp. (The).......................    72,096   1,457,060
    First United Corp......................................    40,117     722,106
#*  Flagstar Bancorp, Inc..................................   308,451   9,497,206
    Flushing Financial Corp................................   274,614   6,230,992
#*  Franklin Financial Network, Inc........................   110,538   3,747,238
#   FS Bancorp, Inc........................................    16,360     738,490
#   GAIN Capital Holdings, Inc.............................   255,912   1,955,168
#   GAMCO Investors, Inc., Class A.........................    85,563   1,755,761
*   Genworth Financial, Inc., Class A......................   171,929     735,856
#   German American Bancorp, Inc...........................   152,228   4,827,150
    Glen Burnie Bancorp....................................     1,500      18,270
    Global Indemnity, Ltd..................................    63,961   2,289,804
#*  Great Elm Capital Group, Inc...........................     1,686       5,766
    Great Southern Bancorp, Inc............................   116,803   6,324,882
    Great Western Bancorp, Inc.............................     7,973     292,210
#   Green Bancorp, Inc.....................................   292,687   5,414,709
#   Greenhill & Co., Inc...................................    15,198     335,116
#*  Greenlight Capital Re, Ltd., Class A...................    76,604     887,840
    Guaranty Bancorp.......................................   213,084   5,544,446
    Guaranty Bancshares, Inc...............................       318       9,483

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Guaranty Federal Bancshares, Inc.......................    17,656 $   425,863
*   Hallmark Financial Services, Inc.......................   125,747   1,400,822
*   Hamilton Bancorp, Inc..................................       148       2,124
#   Hamilton Lane, Inc., Class A...........................    10,497     402,875
    Hanmi Financial Corp...................................   494,154  10,367,351
*   HarborOne Bancorp, Inc.................................    94,081   1,712,274
    Hawthorn Bancshares, Inc...............................     9,156     214,250
#   HCI Group, Inc.........................................   149,924   6,547,181
#*  Health Insurance Innovations, Inc., Class A............    22,709   1,110,470
#   Heartland Financial USA, Inc...........................   197,806  10,511,411
#   Hennessy Advisors, Inc.................................     3,186      39,475
    Heritage Commerce Corp.................................   287,563   4,172,539
#   Heritage Financial Corp................................   401,341  13,131,878
#   Heritage Insurance Holdings, Inc.......................    32,563     454,579
    Hingham Institution for Savings........................    14,873   3,028,143
*   HMN Financial, Inc.....................................    37,346     765,220
    Home Bancorp, Inc......................................    24,807     985,830
#*  HomeStreet, Inc........................................   231,183   6,006,134
*   HomeTrust Bancshares, Inc..............................    60,854   1,658,880
    Hope Bancorp, Inc......................................   607,200   8,792,256
    HopFed Bancorp, Inc....................................    19,653     301,674
    Horace Mann Educators Corp.............................   410,677  16,131,393
    Horizon Bancorp, inc...................................   284,647   4,770,684
#*  Howard Bancorp, Inc....................................    49,193     782,661
#*  Impac Mortgage Holdings, Inc...........................     8,607      44,670
    Independence Holding Co................................    22,198     803,790
#   Independent Bank Corp..................................   180,562  14,165,089
    Independent Bank Corp..................................     9,686     214,351
#   Independent Bank Group, Inc............................   155,419   9,000,314
*   INTL. FCStone, Inc.....................................   151,743   6,870,923
    Investar Holding Corp..................................    29,597     772,186
    Investment Technology Group, Inc.......................   262,921   7,225,069
    Investors Title Co.....................................    21,120   3,843,840
    James River Group Holdings, Ltd........................   354,123  13,633,735
#   Kearny Financial Corp..................................   789,562  10,216,932
    Kemper Corp............................................    40,307   3,030,683
    Kentucky First Federal Bancorp.........................    40,640     321,056
    Kingstone Cos., Inc....................................    53,485     909,245
#   Kinsale Capital Group, Inc.............................   137,210   8,192,809
    Ladenburg Thalmann Financial Services, Inc.............   841,610   2,331,260
    Lake Shore Bancorp, Inc................................     4,212      65,286
#   Lakeland Bancorp, Inc..................................   414,806   6,831,855
    Lakeland Financial Corp................................   255,382  10,989,087
#   Landmark Bancorp, Inc..................................    17,858     486,630
    LCNB Corp..............................................     5,834      99,120
#   LegacyTexas Financial Group, Inc.......................   345,738  13,321,285
#*  LendingClub Corp....................................... 1,884,257   6,086,150
#   Live Oak Bancshares, Inc...............................    31,018     570,731
    Macatawa Bank Corp.....................................   235,142   2,551,291
    Mackinac Financial Corp................................    51,008     795,725
*   Magyar Bancorp, Inc....................................    15,818     200,889
#   Maiden Holdings, Ltd...................................   931,823   3,270,699
#*  Malvern Bancorp, Inc...................................    14,395     292,362
#   Manning & Napier, Inc..................................     5,926      11,615
    Marlin Business Services Corp..........................    89,401   2,376,279
#*  MBIA, Inc..............................................   476,385   4,716,211
    MBT Financial Corp.....................................   130,236   1,485,993
#   Medley Management, Inc., Class A.......................     6,004      31,821
    Mercantile Bank Corp...................................   116,680   3,705,757

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Meridian Bancorp, Inc.................................. 584,151 $ 9,252,952
#   Meta Financial Group, Inc.............................. 288,370   7,278,459
#   Mid Penn Bancorp, Inc..................................   7,841     209,825
    Middlefield Banc Corp..................................     916      42,521
    Midland States Bancorp, Inc............................  72,992   1,968,594
#   MidSouth Bancorp, Inc.................................. 114,575   1,521,556
    MidWestOne Financial Group, Inc........................  57,725   1,663,057
*   MMA Capital Management LLC.............................   4,156     105,230
#*  Mr Cooper Group, Inc...................................  40,294     583,860
    MSB Financial Corp.....................................   5,744     107,700
    MutualFirst Financial, Inc.............................  50,777   1,803,091
    National Bank Holdings Corp., Class A.................. 387,768  13,091,048
#*  National Commerce Corp................................. 100,096   3,713,562
*   National Holdings Corp.................................     522       1,681
    National Security Group, Inc. (The)....................  14,003     199,543
    National Western Life Group, Inc., Class A.............  25,310   6,815,477
    Navigators Group, Inc. (The)........................... 186,049  12,865,288
    NBT Bancorp, Inc....................................... 356,545  13,010,327
    Nelnet, Inc., Class A..................................  10,816     608,833
>>  NewStar Financial, Inc................................. 218,406      56,687
*   NI Holdings, Inc.......................................  14,171     221,634
*   Nicholas Financial, Inc................................  57,620     656,868
#*  Nicolet Bankshares, Inc................................  37,966   2,027,384
#*  NMI Holdings, Inc., Class A............................ 763,913  16,149,121
#   Northeast Bancorp......................................  29,384     552,713
#   Northfield Bancorp, Inc................................ 409,922   5,398,673
    Northrim BanCorp, Inc..................................  49,887   1,897,203
#   Northwest Bancshares, Inc.............................. 642,131  10,363,994
#   Norwood Financial Corp.................................  19,021     722,798
    OceanFirst Financial Corp.............................. 428,130  10,840,252
#*  Ocwen Financial Corp................................... 605,220   2,118,270
    OFG Bancorp............................................ 334,478   5,716,229
#   Ohio Valley Banc Corp..................................  16,910     590,835
#   Old Line Bancshares, Inc...............................  84,836   2,539,990
#   Old Second Bancorp, Inc................................  80,342   1,142,463
*   On Deck Capital, Inc................................... 471,167   3,251,052
    Oppenheimer Holdings, Inc., Class A....................  57,414   1,766,055
#   Opus Bank.............................................. 304,104   5,774,935
#   Oritani Financial Corp................................. 488,812   7,141,543
    Orrstown Financial Services, Inc.......................  24,793     502,306
*   Pacific Mercantile Bancorp............................. 111,283     920,310
#*  Pacific Premier Bancorp, Inc........................... 311,840   9,115,083
#   Park National Corp.....................................  36,770   3,360,778
    Parke Bancorp, Inc.....................................   7,934     156,617
    Pathfinder Bancorp, Inc................................     100       1,533
    Patriot National Bancorp, Inc..........................   1,132      23,093
    PB Bancorp, Inc........................................   3,437      37,944
#   PCSB Financial Corp....................................  18,206     340,816
    Peapack Gladstone Financial Corp....................... 141,533   3,819,976
    Penns Woods Bancorp, Inc...............................  36,061   1,460,470
    Pennymac Financial Services,Inc........................  89,926   1,797,621
    Peoples Bancorp of North Carolina, Inc.................  17,551     488,620
    Peoples Bancorp, Inc................................... 148,370   5,078,705
    People's Utah Bancorp..................................  67,625   2,266,114
    Piper Jaffray Cos...................................... 163,841  11,367,289
#   PJT Partners, Inc., Class A............................  77,021   3,492,132
    Poage Bankshares, Inc..................................     347       8,675
#*  PRA Group, Inc......................................... 292,865   9,031,957
#   Preferred Bank......................................... 151,049   7,765,429

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Premier Financial Bancorp, Inc.........................    76,373 $ 1,354,857
    Protective Insurance Corp., Class A....................     4,882     104,524
    Protective Insurance Corp., Class B....................    99,149   2,285,384
    Provident Financial Holdings, Inc......................    70,903   1,226,622
    Provident Financial Services, Inc......................   245,571   5,991,932
    Prudential Bancorp, Inc................................    42,648     766,385
    Pzena Investment Management, Inc., Class A.............    93,914     944,775
    QCR Holdings, Inc......................................    79,322   2,889,700
*   Randolph Bancorp, Inc..................................     3,714      56,750
    RBB Bancorp............................................     1,922      41,477
*   Regional Management Corp...............................    91,686   2,646,058
    Renasant Corp..........................................   292,546  10,204,004
    Republic Bancorp, Inc., Class A........................   194,141   8,711,107
#*  Republic First Bancorp, Inc............................   156,749   1,058,056
    Riverview Bancorp, Inc.................................   161,888   1,371,191
#   S&T Bancorp, Inc.......................................   260,717  10,457,359
#*  Safeguard Scientifics, Inc.............................   254,041   2,172,051
    Safety Insurance Group, Inc............................   179,085  14,914,199
    Salisbury Bancorp, Inc.................................     8,588     344,379
    Sandy Spring Bancorp, Inc..............................   281,874  10,020,621
#   SB Financial Group, Inc................................     5,446      98,736
#   SB One Bancorp.........................................    26,086     629,455
#*  Seacoast Banking Corp. of Florida......................   343,757   9,044,247
*   Security National Financial Corp., Class A.............    35,635     203,119
*   Select Bancorp, Inc....................................    22,083     272,063
#   ServisFirst Bancshares, Inc............................   211,581   7,612,684
    Severn Bancorp, Inc....................................     1,621      13,568
    Shore Bancshares, Inc..................................    48,930     788,752
    SI Financial Group, Inc................................    47,643     630,793
*   Siebert Financial Corp.................................    13,141     180,689
    Sierra Bancorp.........................................   114,044   3,105,418
    Silvercrest Asset Management Group, Inc., Class A......    10,134     145,727
*   SmartFinancial, Inc....................................    35,231     716,599
    Sound Financial Bancorp, Inc...........................       300      10,707
*   Southern First Bancshares, Inc.........................    41,164   1,478,199
    Southern Missouri Bancorp, Inc.........................    37,451   1,260,975
    Southern National Bancorp of Virginia, Inc.............   116,652   1,762,612
#   Southside Bancshares, Inc..............................   392,591  12,437,283
    Southwest Georgia Financial Corp.......................    13,465     313,398
#   State Auto Financial Corp..............................   228,166   7,253,397
    State Bank Financial Corp..............................   320,898   8,205,362
    Stewardship Financial Corp.............................     4,808      47,840
    Stewart Information Services Corp......................   354,189  14,620,922
    Stock Yards Bancorp, Inc...............................   218,579   6,931,140
    Summit Financial Group, Inc............................    33,887     715,016
    Summit State Bank......................................     2,078      29,092
    Territorial Bancorp, Inc...............................    61,789   1,683,132
*   Third Point Reinsurance, Ltd...........................   424,322   4,693,001
    Timberland Bancorp, Inc................................    71,651   2,079,312
    Tiptree, Inc...........................................   243,551   1,434,515
    Tompkins Financial Corp................................   129,447   9,466,459
    Towne Bank.............................................   145,943   4,105,377
    TriCo Bancshares.......................................   221,024   7,961,284
#*  TriState Capital Holdings, Inc.........................   215,856   5,443,888
#*  Triumph Bancorp, Inc...................................   242,188   8,684,862
#   TrustCo Bank Corp. NY.................................. 1,154,656   8,648,373
#   Trustmark Corp.........................................   135,437   4,171,460
    Two River Bancorp......................................     5,662      87,818
*   Unico American Corp....................................   109,255     712,343

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
FINANCIALS -- (Continued)
#   Union Bankshares, Inc..................................  14,917 $      707,812
    United Bancorp, Inc....................................   2,991         38,554
    United Bancshares, Inc.................................   6,297        136,960
    United Community Banks, Inc............................  73,785      1,835,033
    United Community Financial Corp........................ 452,183      4,137,474
    United Financial Bancorp, Inc.......................... 429,580      6,637,011
    United Fire Group, Inc................................. 203,806     10,970,877
#   United Insurance Holdings Corp......................... 307,660      6,067,055
    United Security Bancshares............................. 126,844      1,359,768
    Unity Bancorp, Inc.....................................  51,249      1,084,941
    Universal Insurance Holdings, Inc...................... 446,074     18,726,187
    Univest Corp. of Pennsylvania.......................... 227,454      5,677,252
#   US Global Investors, Inc., Class A.....................   7,643         10,012
    Value Line, Inc........................................  74,436      1,879,509
#*  Veritex Holdings, Inc.................................. 164,985      3,887,047
*   Victory Capital Holdings, Inc., Class A................   4,141         32,300
#   Virtus Investment Partners, Inc........................ 106,054     10,535,404
#   Waddell & Reed Financial, Inc., Class A................ 430,585      8,211,256
    Walker & Dunlop, Inc................................... 339,012     14,224,944
    Washington Trust Bancorp, Inc.......................... 184,720      9,485,372
    Waterstone Financial, Inc.............................. 201,838      3,298,033
    Wellesley Bank.........................................     801         25,808
    WesBanco, Inc.......................................... 344,319     13,807,192
    West Bancorporation, Inc............................... 108,958      2,395,986
#   Westamerica Bancorporation............................. 105,168      6,121,829
    Western New England Bancorp, Inc....................... 221,735      2,226,219
    Westwood Holdings Group, Inc...........................  66,560      2,818,816
#   WisdomTree Investments, Inc............................ 642,659      4,993,460
#*  World Acceptance Corp.................................. 128,175     13,008,481
#   WSFS Financial Corp.................................... 216,120      9,191,584
    WVS Financial Corp.....................................  12,581        169,843
                                                                    --------------
TOTAL FINANCIALS...........................................          1,384,808,041
                                                                    --------------
HEALTHCARE -- (8.9%)
#*  Abeona Therapeutics, Inc...............................   1,178         10,131
#*  Accuray, Inc........................................... 457,880      2,055,881
    Aceto Corp............................................. 189,878        389,250
#*  Achieve Life Sciences, Inc.............................   4,250          8,670
*   Achillion Pharmaceuticals, Inc......................... 347,565        994,036
#*  Aclaris Therapeutics, Inc..............................  61,268        728,477
#*  Acorda Therapeutics, Inc............................... 617,355     11,797,654
#*  Adamas Pharmaceuticals, Inc............................  32,829        543,320
#*  Adamis Pharmaceuticals Corp............................   9,501         24,323
*   Addus HomeCare Corp.................................... 140,392      9,195,676
#*  Aduro Biotech, Inc.....................................  56,056        237,677
#*  Adverum Biotechnologies, Inc........................... 173,289        727,814
#*  Aeglea BioTherapeutics, Inc............................  15,780        136,181
*   Affimed NV.............................................   9,800         30,870
#*  Akebia Therapeutics, Inc............................... 115,372        864,136
#*  Akorn, Inc............................................. 231,653      1,545,126
#*  Albireo Pharma, Inc....................................   8,552        228,424
#*  Alder Biopharmaceuticals, Inc.......................... 155,433      1,973,999
#*  Aldeyra Therapeutics, Inc..............................  19,164        206,396
*   Allscripts Healthcare Solutions, Inc...................  13,007        154,913
#*  Alphatec Holdings, Inc.................................  13,171         39,513
#*  Alpine Immune Sciences, Inc............................   3,775         17,478
#*  AMAG Pharmaceuticals, Inc.............................. 119,535      2,570,003
#*  Amedisys, Inc.......................................... 124,369     13,680,590
#*  American Renal Associates Holdings, Inc................ 192,606      3,715,370

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
*   American Shared Hospital Services......................    41,663 $   131,238
*   Amicus Therapeutics, Inc...............................    11,280     126,110
#*  Amphastar Pharmaceuticals, Inc.........................   314,017   5,636,605
#*  AngioDynamics, Inc.....................................   254,628   5,202,050
#*  ANI Pharmaceuticals, Inc...............................    79,969   3,880,896
#*  Anika Therapeutics, Inc................................   190,814   6,823,509
#*  Apollo Endosurgery, Inc................................     7,023      39,891
*   Apollo Medical Holdings, Inc...........................     7,815     159,817
#*  Applied Genetic Technologies Corp......................   166,949   1,048,440
#*  Aptevo Therapeutics, Inc...............................    95,690     322,475
#*  Aquinox Pharmaceuticals, Inc...........................    46,931     121,082
#*  Aratana Therapeutics, Inc..............................   194,455   1,155,063
#*  Aravive, Inc...........................................    23,218     136,986
#*  Ardelyx, Inc...........................................    24,603      67,658
*   Arena Pharmaceuticals, Inc.............................    22,374     797,857
#*  Assertio Therapeutics, Inc.............................   125,341     608,531
#*  Atara Biotherapeutics, Inc.............................    11,843     404,675
    Atrion Corp............................................    20,115  13,722,051
#*  Audentes Therapeutics, Inc.............................    73,125   2,062,125
#*  Avanos Medical, Inc....................................   102,774   5,817,008
#*  Bellicum Pharmaceuticals, Inc..........................    30,825     125,458
*   BioDelivery Sciences International Inc.................    33,498     124,278
#*  BioScrip, Inc..........................................   584,148   1,565,517
*   BioSpecifics Technologies Corp.........................    55,327   3,389,885
*   BioTelemetry, Inc......................................   333,593  19,381,753
#*  BioTime, Inc...........................................     5,399      10,528
*   Bovie Medical Corp.....................................    15,970      84,162
*   Brookdale Senior Living, Inc........................... 1,527,982  13,644,879
*   Caladrius Biosciences, Inc.............................     5,000      23,350
#*  Calithera Biosciences, Inc.............................    61,214     288,930
#*  Cambrex Corp...........................................   257,497  13,722,015
#*  Capital Senior Living Corp.............................   228,829   2,059,461
#*  Castlight Health, Inc., Class B........................    39,635      97,898
*   Catalyst Biosciences, Inc..............................   108,254     963,461
#*  Catalyst Pharmaceuticals, Inc..........................    58,985     175,775
#*  Check Cap, Ltd.........................................     8,524      30,431
#*  ChemoCentryx, Inc......................................    62,206     673,069
*   Chimerix, Inc..........................................   446,361   1,557,800
*   Civitas Solutions, Inc.................................    42,331     612,106
*   Clearside Biomedical, Inc..............................     1,833       9,935
#*  Collegium Pharmaceutical, Inc..........................    15,323     245,934
#*  Community Health Systems, Inc..........................   364,042   1,150,373
#   Computer Programs & Systems, Inc.......................    56,526   1,413,150
*   Concert Pharmaceuticals, Inc...........................   137,206   2,047,114
    CONMED Corp............................................   245,222  16,535,319
#*  Corcept Therapeutics, Inc..............................   254,377   2,988,930
*   CorVel Corp............................................   262,182  15,196,069
#*  Corvus Pharmaceuticals, Inc............................    44,343     336,563
*   Cross Country Healthcare, Inc..........................   346,511   3,059,692
#*  CryoLife, Inc..........................................   338,551  10,488,310
#*  Cumberland Pharmaceuticals, Inc........................   169,380     914,652
#*  Cutera, Inc............................................   105,572   2,143,112
#*  Cymabay Therapeutics, Inc..............................    53,093     560,131
#*  Cytokinetics, Inc......................................    53,203     355,928
#*  Dermira, Inc...........................................   142,533   1,788,789
    Digirad Corp...........................................   104,281     129,830
#*  Diplomat Pharmacy, Inc.................................   140,936   2,796,170
#*  Eagle Pharmaceuticals, Inc.............................    10,024     493,582
*   Eiger BioPharmaceuticals, Inc..........................     2,716      32,538

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   Electromed, Inc........................................  15,464 $    99,588
#*  Enanta Pharmaceuticals, Inc............................  96,531   7,448,332
#*  Endo International P.L.C............................... 354,485   6,004,976
#*  Endocyte, Inc..........................................  30,200     714,230
#*  Endologix Inc..........................................   8,580      10,468
    Ensign Group, Inc. (The)............................... 507,939  18,814,061
*   Enzo Biochem, Inc...................................... 196,215     651,434
#*  Epizyme Inc............................................  66,150     532,508
#*  Esperion Therapeutics, Inc.............................   2,632     119,572
#*  Evolent Health, Inc., Class A.......................... 570,305  12,660,771
#*  Five Prime Therapeutics, Inc...........................  22,581     274,133
*   Five Star Senior Living, Inc...........................  13,539       9,477
#*  Flexion Therapeutics, Inc..............................     739      10,006
*   FONAR Corp.............................................  17,237     426,443
#*  Fulgent Genetics, Inc..................................  11,110      39,552
#*  Gemphire Therapeutics, Inc.............................   5,317       6,487
#*  Global Blood Therapeutics Inc..........................  31,573   1,107,897
#*  GlycoMimetics, Inc..................................... 126,022   1,585,357
#*  Harvard Bioscience, Inc................................ 328,419   1,300,539
    HealthStream, Inc...................................... 310,323   8,164,598
#*  Heska Corp.............................................  29,119   2,918,306
*   HMS Holdings Corp...................................... 448,014  12,911,763
#*  HTG Molecular Diagnostics, Inc.........................   7,360      28,042
*   Icad, Inc..............................................  49,421     144,309
#*  Immune Design Corp.....................................   7,415      10,678
#*  Infinity Pharmaceuticals, Inc.......................... 110,672     221,344
*   InfuSystem Holdings, Inc...............................   5,697      17,547
#*  Innoviva, Inc.......................................... 576,744   8,051,346
#*  Inovio Pharmaceuticals, Inc............................ 176,398     869,642
#*  Insmed, Inc............................................  50,746     740,892
*   Integer Holdings Corp.................................. 281,395  20,955,486
#*  Intellia Therapeutics, Inc.............................     654      11,105
#*  Intra-Cellular Therapies, Inc.......................... 435,722   7,398,560
#*  IntriCon Corp..........................................  54,420   2,279,110
#   Invacare Corp.......................................... 183,484   2,370,613
#*  Iovance Biotherapeutics, Inc...........................  17,061     154,914
#*  IRIDEX Corp............................................  18,663      96,861
#*  Jounce Therapeutics, Inc...............................   2,404       9,712
#*  K2M Group Holdings, Inc................................  24,653     674,999
#*  Kadmon Holdings, Inc...................................   4,501      10,667
#*  Kala Pharmaceuticals, Inc..............................  14,452     104,777
#*  Karyopharm Therapeutics, Inc...........................  54,995     579,647
    Kewaunee Scientific Corp...............................  25,779     737,279
*   Kindred Biosciences, Inc............................... 226,029   3,286,462
#*  La Jolla Pharmaceutical................................     696      11,345
#*  Lannett Co., Inc.......................................   3,787      13,860
*   Lantheus Holdings, Inc................................. 211,573   2,955,675
#   LeMaitre Vascular, Inc................................. 202,320   5,401,944
#*  LHC Group, Inc......................................... 195,466  17,871,456
#*  LifePoint Health, Inc..................................   5,937     385,074
#   Luminex Corp........................................... 378,617  10,892,811
*   MacroGenics, Inc....................................... 120,645   1,985,817
#*  Magellan Health, Inc...................................  46,317   3,013,384
#*  Mallinckrodt P.L.C..................................... 109,422   2,742,115
#*  Marinus Pharmaceuticals, Inc...........................  23,587     110,387
#*  Medical Transcription Billing Corp.....................   4,370      22,069
*   Medpace Holdings, Inc..................................  34,391   1,791,771
#*  Melinta Therapeutics, Inc..............................   8,048      21,166
#   Meridian Bioscience, Inc............................... 294,458   4,773,164

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
#*  Merit Medical Systems, Inc............................. 236,908 $13,532,185
#*  Merrimack Pharmaceuticals, Inc......................... 216,523     842,274
#*  Microbot Medical, Inc..................................   3,500      16,135
*   Micron Solutions, Inc..................................  16,626      57,692
#*  Minerva Neurosciences, Inc............................. 403,010   4,421,020
#*  Miragen Therapeutics, Inc..............................   4,706      20,330
#*  Mirati Therapeutics, Inc...............................  78,391   2,929,472
*   Misonix, Inc...........................................  62,661   1,040,173
#*  Molecular Templates, Inc...............................   1,903       8,145
*   Momenta Pharmaceuticals, Inc...........................  97,732   1,222,627
#*  Nabriva Therapeutics P.L.C.............................  26,304      52,082
#*  NantKwest, Inc.........................................  25,548      55,695
    National HealthCare Corp............................... 108,685   8,643,718
    National Research Corp., Class A....................... 234,509   8,923,067
#*  Natus Medical, Inc..................................... 421,325  12,589,191
#*  NeoGenomics, Inc....................................... 266,961   4,922,761
*   Neurotrope, Inc........................................  13,137      92,747
#*  NewLink Genetics Corp.................................. 192,392     363,621
*   NextGen Healthcare, Inc................................ 588,306   8,689,280
*   Novus Therapeutics, Inc................................   1,116       3,750
*   Nuvectra Corp.......................................... 123,079   2,462,811
*   ObsEva SA..............................................   7,133     112,059
#*  Omnicell, Inc.......................................... 278,944  19,721,341
*   Ophthotech Corp........................................  98,299     222,156
#*  OraSure Technologies, Inc.............................. 598,075   8,313,242
#*  Orthofix Medical, Inc.................................. 210,088  12,777,552
#*  Otonomy, Inc...........................................   4,434      10,331
#   Owens & Minor, Inc..................................... 731,465   5,778,573
*   Oxford Immunotec Global P.L.C..........................   1,000      15,410
*   Pacira Pharmaceuticals, Inc............................   9,045     442,210
#*  Paratek Pharmaceuticals Inc............................   6,705      49,952
    Patterson Cos., Inc....................................   9,100     205,478
#*  PDL BioPharma, Inc..................................... 560,207   1,394,915
#*  PetIQ, Inc.............................................   2,975      94,189
#*  Pfenex, Inc............................................  81,527     323,662
    Phibro Animal Health Corp., Class A....................  96,120   4,125,470
#*  PolarityTE, Inc........................................   3,105      47,320
#*  Prestige Consumer Healthcare, Inc......................  99,711   3,605,550
    ProPhase Labs, Inc.....................................     743       2,229
#*  Protagonist Therapeutics, Inc..........................  72,053     575,703
#*  Proteostasis Therapeutics, Inc.........................   4,343      26,970
#*  Prothena Corp. P.L.C................................... 236,602   2,933,865
*   Providence Service Corp. (The)......................... 196,113  12,961,108
    Psychemedics Corp......................................   9,474     165,795
*   PTC Therapeutics, Inc..................................  21,800     839,736
#*  Quidel Corp............................................ 138,632   8,922,356
#*  Quorum Health Corp..................................... 133,243     530,307
*   R1 RCM, Inc............................................  32,128     272,124
#*  Ra Pharmaceuticals, Inc................................  59,757     855,720
*   RadNet, Inc............................................ 281,598   4,167,650
#*  REGENXBIO, Inc.........................................   8,402     560,161
#*  Repligen Corp.......................................... 266,196  14,433,147
#*  Retrophin, Inc......................................... 266,208   6,830,897
#*  Revance Therapeutics, Inc..............................  28,996     631,243
#*  Rigel Pharmaceuticals, Inc............................. 111,632     320,384
#*  Ritter Pharmaceuticals, Inc............................   3,455       3,973
*   RTI Surgical, Inc......................................  84,956     389,098
#*  Sangamo Therapeutics, Inc..............................  93,873   1,189,371
#*  Savara, Inc............................................  13,483     121,347

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
*   SeaSpine Holdings Corp.................................  73,762 $  1,266,494
*   Select Medical Holdings Corp...........................   2,404       39,858
#*  Sesen Bio, Inc.........................................   9,143       13,532
#*  Sienna Biopharmaceuticals, Inc.........................     722        6,664
#*  Sierra Oncology, Inc...................................  93,831      160,451
#   Simulations Plus, Inc.................................. 143,589    2,901,934
#*  Soleno Therapeutics, Inc...............................  26,025       54,392
#*  Sorrento Therapeutics, Inc.............................  13,797       44,012
#*  Spark Therapeutics Inc.................................  13,331      599,762
#*  Spectrum Pharmaceuticals, Inc..........................  36,585      435,362
*   STAAR Surgical Co......................................  31,966    1,282,156
#*  Stemline Therapeutics, Inc.............................  15,783      236,429
#*  Strata Skin Sciences, Inc..............................  22,306       61,788
#*  Supernus Pharmaceuticals, Inc.......................... 180,534    8,586,197
*   Surgery Partners, Inc..................................  36,173      491,591
*   Surmodics, Inc......................................... 142,610    9,045,752
#*  Syndax Pharmaceuticals, Inc............................  75,803      364,612
#*  Synlogic, Inc..........................................  13,246      104,776
#*  Syros Pharmaceuticals, Inc.............................  30,609      201,407
#*  Teligent, Inc..........................................   3,201       10,275
#*  Tetraphase Pharmaceuticals, Inc........................  39,198       80,356
#*  Tivity Health, Inc..................................... 392,129   13,493,159
#*  Tocagen, Inc...........................................   8,209       85,866
#*  Triple-S Management Corp., Class B..................... 150,786    2,587,488
#   US Physical Therapy, Inc............................... 143,514   15,430,625
    Utah Medical Products, Inc.............................  47,828    4,169,645
#*  Vanda Pharmaceuticals Inc..............................  96,341    1,827,589
#*  Varex Imaging Corp..................................... 145,879    3,787,019
#*  Verastem, Inc.......................................... 145,491      737,639
#*  Voyager Therapeutics, Inc..............................   6,498       88,178
#*  XBiotech, Inc..........................................  15,923       62,100
#*  Xencor, Inc............................................ 102,236    3,345,162
#*  XOMA Corp..............................................     909       11,190
#*  Zafgen, Inc............................................ 141,917    1,378,014
#*  Zogenix, Inc...........................................  42,628    1,780,145
#*  Zynerba Pharmaceuticals, Inc...........................  16,286       85,664
                                                                    ------------
TOTAL HEALTHCARE...........................................          657,632,033
                                                                    ------------
INDUSTRIALS -- (17.3%)
#   AAON, Inc.............................................. 421,106   14,523,946
    AAR Corp............................................... 290,650   13,829,127
#   ABM Industries, Inc....................................  28,899      888,644
*   Acacia Research Corp...................................  78,259      256,690
    ACCO Brands Corp....................................... 672,194    5,424,606
#   Acme United Corp.......................................  31,685      550,052
#   Actuant Corp., Class A................................. 229,062    5,463,129
*   Advanced Disposal Services, Inc........................   5,097      138,078
    Advanced Drainage Systems, Inc......................... 148,389    4,123,730
*   Aegion Corp............................................ 301,196    5,831,155
*   AeroCentury Corp.......................................   9,767      140,547
#*  Aerojet Rocketdyne Holdings, Inc....................... 455,303   16,081,302
#*  Aerovironment, Inc..................................... 243,472   21,905,176
*   Air Transport Services Group, Inc...................... 589,476   11,553,730
#   Aircastle, Ltd......................................... 363,567    7,064,107
    Alamo Group, Inc.......................................  98,345    8,430,133
    Albany International Corp., Class A.................... 257,591   18,026,218
    Allied Motion Technologies, Inc........................  70,197    3,064,801
    Altra Industrial Motion Corp........................... 294,141    9,491,930
*   Ameresco, Inc., Class A................................ 172,746    2,827,852

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    American Railcar Industries, Inc....................... 168,698 $11,793,677
#*  American Superconductor Corp...........................   2,865      17,161
#*  American Woodmark Corp................................. 141,545   8,554,980
#*  AMREP Corp.............................................  66,450     442,557
#   Apogee Enterprises, Inc................................ 286,943  10,358,642
#*  Aqua Metals, Inc.......................................   4,847      11,148
*   ARC Document Solutions, Inc............................  35,941      81,945
*   ARC Group Worldwide, Inc...............................  13,537      23,419
#   ArcBest Corp........................................... 184,219   6,838,209
#   Argan, Inc............................................. 126,782   5,580,944
*   Armstrong Flooring, Inc................................ 196,634   3,057,659
#*  Arotech Corp........................................... 103,025     284,349
*   Art's-Way Manufacturing Co., Inc.......................     200         427
#   Astec Industries, Inc.................................. 153,591   5,776,558
#*  Astronics Corp......................................... 246,025   7,174,089
#*  Astronics Corp., Class B...............................  36,904   1,073,900
*   Atkore International Group, Inc........................ 332,266   6,399,443
#*  Atlas Air Worldwide Holdings, Inc...................... 109,867   5,671,335
#*  Avalon Holdings Corp., Class A.........................     846       2,665
#*  Axon Enterprise, Inc................................... 266,307  16,436,468
    AZZ, Inc............................................... 212,737   9,434,886
#*  Babcock & Wilcox Enterprises, Inc......................  11,227      10,976
    Barrett Business Services, Inc.........................  25,633   1,612,828
*   Beacon Roofing Supply, Inc.............................  31,900     890,329
#   BG Staffing, Inc.......................................   1,634      42,223
#*  Blue Bird Corp.........................................  15,470     287,897
#*  BlueLinx Holdings, Inc.................................  18,111     426,514
*   BMC Stock Holdings, Inc................................ 255,286   4,273,488
    Brady Corp., Class A................................... 169,449   6,827,100
    Briggs & Stratton Corp................................. 431,173   6,264,944
*   Broadwind Energy, Inc..................................  25,575      47,058
*   Builders FirstSource, Inc.............................. 517,727   6,409,460
#*  CAI International, Inc................................. 133,926   3,336,097
*   Casella Waste Systems, Inc., Class A................... 462,261  15,051,218
*   CBIZ, Inc.............................................. 558,720  12,392,410
#   CECO Environmental Corp................................ 209,456   1,558,353
*   Celadon Group, Inc.....................................  89,996     207,891
#*  Chart Industries, Inc.................................. 326,645  22,228,192
#   Chicago Rivet & Machine Co.............................  17,700     591,969
#   CIRCOR International, Inc..............................  55,599   1,807,523
*   Civeo Corp............................................. 376,119   1,071,939
    Columbus McKinnon Corp................................. 175,154   6,433,406
    Comfort Systems USA, Inc............................... 378,197  20,225,976
#*  Command Security Corp..................................  17,842      49,779
*   Commercial Vehicle Group, Inc..........................  45,459     304,121
    CompX International, Inc...............................  18,270     238,241
*   Continental Building Products, Inc..................... 349,612   9,722,710
*   Continental Materials Corp.............................  14,518     225,102
    Costamare, Inc......................................... 424,580   2,250,274
    Covanta Holding Corp................................... 112,800   1,657,032
*   Covenant Transportation Group, Inc., Class A........... 125,034   3,129,601
#*  CPI Aerostructures, Inc................................  11,078      75,330
    CRA International, Inc................................. 100,515   4,236,707
*   CSW Industrials, Inc...................................  44,396   2,043,548
    Cubic Corp............................................. 141,928   9,311,896
    DMC Global, Inc........................................ 112,745   4,346,320
    Douglas Dynamics, Inc.................................. 262,655  11,396,600
*   Ducommun, Inc..........................................  99,691   3,704,518
*   DXP Enterprises, Inc................................... 148,977   4,734,489

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
*   Eagle Bulk Shipping, Inc...............................   332,177 $ 1,657,563
    Eastern Co. (The)......................................    56,600   1,601,780
#*  Echo Global Logistics, Inc.............................   269,250   6,922,418
    Ecology and Environment, Inc., Class A.................    23,080     298,886
    Encore Wire Corp.......................................   200,009   8,840,398
#*  Energy Recovery, Inc...................................     6,642      49,815
*   Engility Holdings, Inc.................................   177,120   5,496,034
    Ennis, Inc.............................................   220,827   4,275,211
    EnPro Industries, Inc..................................   110,769   6,889,832
#   EnviroStar, Inc........................................    33,694   1,399,986
    ESCO Technologies, Inc.................................   177,756  10,882,222
    Espey Manufacturing & Electronics Corp.................    35,187     985,236
    Essendant, Inc.........................................   324,840   4,138,462
#*  ExOne Co. (The)........................................     2,393      15,794
    Exponent, Inc..........................................   406,503  20,512,141
    Federal Signal Corp....................................   671,262  14,761,051
#   Forrester Research, Inc................................   245,923   9,905,778
    Forward Air Corp.......................................   306,722  18,400,253
*   Franklin Covey Co......................................   168,915   3,773,561
    Franklin Electric Co., Inc.............................   117,324   4,976,884
*   FreightCar America, Inc................................    30,472     435,750
*   FTI Consulting, Inc....................................   136,652   9,444,020
*   Genco Shipping & Trading, Ltd..........................     1,653      18,216
*   Gencor Industries, Inc.................................    33,440     380,547
*   Gibraltar Industries, Inc..............................   321,372  11,453,698
    Global Brass & Copper Holdings, Inc....................   166,948   5,278,896
#*  GMS, Inc...............................................       716      11,771
#*  Golden Ocean Group, Ltd................................    11,471      87,294
*   Goldfield Corp. (The)..................................    77,609     287,153
    Gorman-Rupp Co. (The)..................................   263,287   9,083,401
*   GP Strategies Corp.....................................   130,514   1,906,810
    Graham Corp............................................    77,417   1,905,232
#   Granite Construction, Inc..............................    20,451     935,020
*   Great Lakes Dredge & Dock Corp.........................   479,745   2,787,318
#   Greenbrier Cos., Inc. (The)............................   223,251  10,593,260
    Griffon Corp...........................................   403,518   4,890,638
    H&E Equipment Services, Inc............................   342,213   8,243,911
*   Harsco Corp............................................   290,702   7,985,584
#   Hawaiian Holdings, Inc.................................    55,770   1,930,200
#   Heartland Express, Inc.................................   255,651   4,977,525
    Heidrick & Struggles International, Inc................   147,169   5,078,802
*   Herc Holdings, Inc.....................................   242,608   7,778,012
*   Heritage-Crystal Clean, Inc............................    68,469   1,574,102
    Herman Miller, Inc.....................................    34,710   1,143,695
#*  Hertz Global Holdings, Inc.............................   268,243   3,688,341
#*  Hill International, Inc................................   258,712     729,568
#   HNI Corp...............................................    25,948     983,170
*   Houston Wire & Cable Co................................    17,496     109,350
*   Hub Group, Inc., Class A...............................   284,467  13,034,278
*   Hudson Global, Inc.....................................   159,294     248,499
#*  Hudson Technologies, Inc............................... 1,214,627   1,006,561
    Hurco Cos., Inc........................................    55,394   2,256,752
*   Huron Consulting Group, Inc............................   206,964  11,277,468
#*  Huttig Building Products, Inc..........................    21,270      79,337
    Hyster-Yale Materials Handling, Inc....................   103,974   6,285,228
    ICF International, Inc.................................   129,123   9,508,618
*   IES Holdings, Inc......................................   158,242   2,807,213
#*  Industrial Services of America, Inc....................    15,044      30,840
*   InnerWorkings, Inc.....................................   619,532   4,454,435

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   Innovative Solutions & Support, Inc.................... 140,511 $   340,037
    Insteel Industries, Inc................................ 170,860   4,462,863
    Interface, Inc......................................... 667,548  10,874,357
*   JELD-WEN Holding, Inc..................................  36,700     596,742
#   Kadant, Inc............................................ 121,291  11,971,422
#   Kaman Corp............................................. 281,442  17,877,196
    Kelly Services, Inc., Class A.......................... 278,374   6,539,005
#   Kelly Services, Inc., Class B..........................     635      17,761
#*  KeyW Holding Corp. (The)............................... 285,826   2,238,018
    Kforce, Inc............................................ 309,359   9,534,444
    Kimball International, Inc., Class B................... 358,342   5,898,309
    Knoll, Inc............................................. 548,440  10,886,534
    Korn/Ferry International............................... 189,342   8,546,898
#*  Kratos Defense & Security Solutions, Inc............... 809,250  10,139,902
*   Lawson Products, Inc...................................  80,102   2,648,172
*   LB Foster Co., Class A................................. 104,641   1,902,373
#*  Limbach Holdings, Inc..................................   1,188      11,274
#   Lindsay Corp...........................................  94,854   9,069,939
    LS Starrett Co. (The), Class A.........................   1,982      10,742
#   LSC Communications, Inc................................  20,079     189,345
    LSI Industries, Inc.................................... 226,420     978,134
*   Lydall, Inc............................................ 211,233   6,309,530
#*  Manitex International, Inc.............................  16,007     136,700
#*  Manitowoc Co., Inc. (The).............................. 285,348   5,216,161
    Marten Transport, Ltd.................................. 493,176   9,498,570
*   Masonite International Corp............................     571      31,628
*   Mastech Digital, Inc...................................  59,786     391,598
    Matson, Inc............................................ 288,987  10,137,664
#   Matthews International Corp., Class A.................. 106,381   4,427,577
    McGrath RentCorp....................................... 243,556  13,003,455
#*  Mercury Systems, Inc................................... 241,492  11,316,315
#*  Meritor, Inc........................................... 757,605  12,871,709
*   Milacron Holdings Corp................................. 151,279   2,117,906
    Miller Industries, Inc.................................  87,325   2,110,645
*   Mistras Group, Inc..................................... 200,136   3,982,706
    Mobile Mini, Inc....................................... 210,677   8,663,038
#*  MRC Global, Inc........................................ 601,089   9,515,239
#   Mueller Industries, Inc................................  26,599     647,686
    Mueller Water Products, Inc., Class A.................. 826,175   8,476,556
#   Multi-Color Corp....................................... 140,420   7,464,727
*   MYR Group, Inc......................................... 141,325   4,718,842
#   National Presto Industries, Inc........................  43,893   5,472,140
    Navigant Consulting, Inc............................... 365,534   7,895,534
*   NCI Building Systems, Inc.............................. 306,075   3,749,419
#*  Nexeo Solutions, Inc................................... 267,887   2,799,419
*   NL Industries, Inc.....................................  23,557     124,852
#   NN, Inc................................................ 109,642   1,271,847
#*  Northwest Pipe Co......................................  88,241   1,571,572
#*  NOW, Inc............................................... 872,515  11,203,093
#*  NV5 Global, Inc........................................  56,823   4,436,172
#   Omega Flex, Inc........................................  99,751   6,034,936
*   Orion Group Holdings, Inc..............................  48,293     227,943
*   PAM Transportation Services, Inc.......................  40,807   2,392,106
    Park-Ohio Holdings Corp................................  99,164   3,280,345
#*  Patrick Industries, Inc................................ 258,264  11,237,067
*   Patriot Transportation Holding, Inc....................  32,962     659,240
*   Performant Financial Corp.............................. 293,874     611,258
*   Perma-Fix Environmental Services.......................   1,994       7,517
*   Perma-Pipe International Holdings, Inc.................  83,937     768,024

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
#*  PGT Innovations, Inc................................... 451,350 $ 9,144,351
    PICO Holdings, Inc..................................... 148,256   1,693,084
#*  Pioneer Power Solutions, Inc...........................   3,481      17,405
    Pitney Bowes, Inc...................................... 423,000   2,800,260
    Powell Industries, Inc................................. 130,839   3,815,265
    Preformed Line Products Co.............................  51,141   3,232,111
    Primoris Services Corp................................. 400,119   8,470,519
#   Quad/Graphics, Inc..................................... 186,735   2,881,321
    Quanex Building Products Corp.......................... 289,360   4,288,315
*   Radiant Logistics, Inc................................. 141,081     767,481
    Raven Industries, Inc.................................. 401,690  17,465,481
#   RCM Technologies, Inc..................................  93,600     395,928
#*  Red Violet, Inc........................................   1,887      11,114
    Resources Connection, Inc.............................. 301,693   4,923,630
#   REV Group, Inc.........................................  31,575     344,483
#*  Roadrunner Transportation Systems, Inc.................  14,566       6,693
#   RR Donnelley & Sons Co.................................  71,292     418,484
    Rush Enterprises, Inc., Class A........................ 232,414   8,225,131
    Rush Enterprises, Inc., Class B........................  93,540   3,373,052
*   Saia, Inc.............................................. 216,536  13,611,453
    Scope Industries.......................................   4,856     922,640
#   Scorpio Bulkers, Inc................................... 484,278   3,080,008
    Servotronics, Inc......................................  24,804     239,359
*   SIFCO Industries, Inc..................................  45,608     225,103
*   SP Plus Corp........................................... 187,571   5,994,769
    Spartan Motors, Inc.................................... 272,043   1,830,849
*   Sparton Corp...........................................  45,091     558,227
*   SPX Corp............................................... 197,701   5,796,593
*   SPX FLOW, Inc.......................................... 223,007   7,633,530
    Standex International Corp............................. 137,703  11,170,467
    Steelcase, Inc., Class A............................... 128,021   2,125,149
*   Sterling Construction Co., Inc......................... 106,449   1,209,261
#   Sun Hydraulics Corp.................................... 259,337  12,033,237
#*  Sunrun, Inc............................................  21,701     266,054
    Systemax, Inc.......................................... 345,642  11,167,693
#*  Team, Inc.............................................. 259,314   5,160,349
    Tennant Co............................................. 171,312  10,470,589
#*  Textainer Group Holdings, Ltd.......................... 121,234   1,422,075
*   Thermon Group Holdings, Inc............................ 245,760   5,303,501
    Titan International, Inc...............................  86,649     611,742
#*  Titan Machinery, Inc...................................  15,053     214,505
#*  TPI Composites, Inc....................................  54,980   1,388,795
*   Transcat, Inc..........................................  42,500     880,175
*   TriMas Corp............................................ 409,105  12,048,142
#   Triumph Group, Inc..................................... 207,657   3,789,740
*   TrueBlue, Inc.......................................... 448,497  10,463,435
#*  Tutor Perini Corp...................................... 213,244   3,305,282
*   Twin Disc, Inc.........................................  96,095   1,838,297
*   Ultralife Corp.........................................  94,268     638,194
    Universal Forest Products, Inc......................... 306,720   8,670,974
    Universal Logistics Holdings, Inc......................  87,257   2,370,773
#   US Ecology, Inc........................................ 246,156  17,213,689
*   USA Truck, Inc.........................................  71,972   1,415,689
*   Vectrus, Inc...........................................  62,138   1,665,298
*   Veritiv Corp...........................................  36,099   1,203,541
    Viad Corp.............................................. 192,334   9,210,875
#*  Vicor Corp............................................. 114,707   4,599,751
#   Virco Manufacturing Corp............................... 133,476     577,951
#*  Vivint Solar, Inc......................................   7,538      39,122

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                              Shares       Value+
                                                             --------- --------------
INDUSTRIALS -- (Continued)
*    Volt Information Sciences, Inc.........................     3,076 $       11,320
     VSE Corp...............................................    62,345      1,955,139
#    Wabash National Corp...................................   578,747      8,739,080
*    WageWorks, Inc.........................................     1,213         48,290
*    Wesco Aircraft Holdings, Inc...........................   753,727      7,672,941
*    Wilhelmina International, Inc..........................       803          4,802
#*   Willdan Group, Inc.....................................    66,750      2,015,850
*    Willis Lease Finance Corp..............................    75,708      2,621,011
#    WSI Industries, Inc....................................     3,600         25,164
*    YRC Worldwide, Inc.....................................   127,092      1,049,780
                                                                       --------------
TOTAL INDUSTRIALS...........................................            1,276,845,855
                                                                       --------------
INFORMATION TECHNOLOGY -- (9.9%)
*>>  Actua Corp.............................................    21,078         22,870
*    ADDvantage Technologies Group, Inc.....................    84,703        113,502
#*   Adesto Technologies Corp...............................    21,474         85,681
     ADTRAN, Inc............................................   686,802      9,230,619
*    Advanced Energy Industries, Inc........................    34,346      1,477,908
*    Agilysys, Inc..........................................   226,517      3,685,432
#*   Airgain, Inc...........................................     3,155         40,479
*    Alarm.com Holdings, Inc................................    13,679        608,442
*    Alpha & Omega Semiconductor, Ltd.......................   213,152      1,975,919
#*   Ambarella, Inc.........................................    25,284        879,378
     American Software, Inc., Class A.......................   225,788      2,598,820
#*   Amkor Technology, Inc.................................. 1,200,923      8,586,599
#*   Amtech Systems, Inc....................................     7,348         34,462
*    Anixter International, Inc.............................    10,321        677,986
#*   Appfolio, Inc., Class A................................     6,937        396,103
#*   Applied Optoelectronics, Inc...........................    20,295        398,391
     AstroNova, Inc.........................................    58,981      1,139,513
#*   Asure Software, Inc....................................     8,305         92,518
*    Aviat Networks, Inc....................................     8,912        131,987
#*   Avid Technology, Inc...................................    11,567         61,305
*    Aware, Inc.............................................   144,939        555,116
#*   Axcelis Technologies, Inc..............................   306,340      5,287,428
#*   AXT, Inc...............................................   298,710      1,968,499
#    Badger Meter, Inc......................................   332,787     16,343,170
     Bel Fuse, Inc., Class A................................    33,988        636,935
     Bel Fuse, Inc., Class B................................    98,507      2,167,154
#    Benchmark Electronics, Inc.............................   359,035      7,837,734
     BK Technologies, Inc...................................    40,346        162,594
#*   Bottomline Technologies de, Inc........................    27,566      1,836,998
*    Brightcove, Inc........................................    33,715        270,394
#*   BroadVision, Inc.......................................    16,737         29,290
#    Brooks Automation, Inc.................................   454,658     14,108,038
#*   BSQUARE Corp...........................................    12,233         28,136
#    Cabot Microelectronics Corp............................    29,346      2,864,757
#*   CalAmp Corp............................................   357,680      7,132,139
*    Calix, Inc.............................................   412,571      3,011,768
#*   Carbonite, Inc.........................................   183,107      6,264,090
*    Cardtronics P.L.C., Class A............................   309,118      8,395,645
     Cass Information Systems, Inc..........................    83,111      5,493,637
     CCUR Holdings, Inc.....................................    34,201        130,990
*    CEVA, Inc..............................................   147,076      3,623,953
*    ChannelAdvisor Corp....................................    10,751        124,497
#*   Cirrus Logic, Inc......................................    38,614      1,445,708
*    Cision, Ltd............................................    43,945        649,947
#*   Clearfield, Inc........................................    97,696      1,174,306
#    Cohu, Inc..............................................   192,592      4,005,914

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Communications Systems, Inc............................  86,347 $   250,406
*   Computer Task Group, Inc............................... 254,807   1,205,237
    Comtech Telecommunications Corp........................ 158,160   4,415,827
#*  Control4 Corp.......................................... 216,709   6,050,515
#*  Cray, Inc.............................................. 344,205   7,810,011
#   CSG Systems International, Inc......................... 350,580  12,305,358
    CSP, Inc...............................................  49,891     623,638
    CTS Corp............................................... 316,729   8,453,497
#*  CVD Equipment Corp.....................................  29,398     148,460
#*  CyberOptics Corp.......................................  58,595   1,238,698
    Daktronics, Inc........................................  73,757     539,164
#*  DASAN Zhone Solutions, Inc.............................   1,401      18,213
*   Data I/O Corp..........................................  39,379     196,501
*   Datawatch Corp.........................................  16,246     151,575
*   Digi International, Inc................................ 228,834   2,654,474
#*  Digimarc Corp..........................................   3,695      92,855
*   Diodes, Inc............................................ 340,806  10,288,933
*   DSP Group, Inc......................................... 207,323   2,535,560
#*  Eastman Kodak Co.......................................  17,876      43,617
#   Ebix, Inc..............................................  19,634   1,125,225
*   Edgewater Technology, Inc..............................  88,143     409,865
#*  eGain Corp............................................. 121,055     904,281
#*  Electro Scientific Industries, Inc..................... 327,881   9,508,549
#*  Electronics For Imaging, Inc........................... 168,117   5,119,163
*   Electro-Sensors, Inc...................................   4,550      16,699
*   EMCORE Corp............................................  42,723     210,624
#*  Endurance International Group Holdings, Inc............ 387,428   3,823,914
*   ePlus, Inc............................................. 149,853  12,719,523
#*  Everi Holdings, Inc.................................... 316,180   2,276,496
#*  Everspin Technologies, Inc.............................   1,637      11,508
    EVERTEC, Inc........................................... 234,604   6,118,472
*   Evolving Systems, Inc..................................  31,896      59,646
#*  Exela Technologies, Inc................................  62,314     380,115
*   ExlService Holdings, Inc............................... 265,274  17,004,063
*   Extreme Networks, Inc.................................. 172,770     958,874
#*  Fabrinet............................................... 375,415  16,262,978
*   FARO Technologies, Inc................................. 169,518   8,567,440
#*  Finisar Corp........................................... 846,065  14,120,825
*   Finjan Holdings, Inc...................................  88,486     322,089
#*  Fitbit, Inc., Class A.................................. 580,599   2,746,233
#*  FormFactor, Inc........................................ 614,655   7,523,377
*   Frequency Electronics, Inc.............................  65,325     725,108
#   GlobalSCAPE, Inc.......................................  22,325      89,523
*   Globant SA.............................................  44,293   2,280,204
*   GSE Systems, Inc....................................... 119,569     369,468
*   GSI Technology, Inc....................................  93,958     555,292
#*  GTT Communications, Inc................................ 276,365   9,921,503
    Hackett Group, Inc. (The).............................. 373,226   7,639,936
#*  Harmonic, Inc.......................................... 978,307   5,390,472
#*  Ichor Holdings, Ltd....................................  49,376     876,424
#*  ID Systems, Inc........................................  31,449     196,714
#*  IEC Electronics Corp...................................  21,847     115,352
*   Image Sensing Systems, Inc.............................   2,530      14,117
*   Immersion Corp.........................................  41,598     416,396
#*  Infinera Corp..........................................  95,296     527,940
#*  Innodata, Inc.......................................... 104,812     147,785
#*  Inphi Corp............................................. 114,327   3,658,464
#*  Insight Enterprises, Inc............................... 311,814  16,117,666
*   Intelligent Systems Corp...............................   4,600      46,046

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Internap Corp..........................................  51,478 $   441,166
*   inTEST Corp............................................  64,872     476,809
#*  Intevac, Inc...........................................  16,760      80,448
#*  Iteris, Inc............................................  63,544     274,510
#*  Itron, Inc.............................................  24,962   1,301,519
#*  KEMET Corp............................................. 408,075   8,887,874
*   Key Tronic Corp........................................  24,728     181,256
*   Kimball Electronics, Inc............................... 183,859   3,383,006
#*  Knowles Corp........................................... 851,548  13,778,047
#*  Kopin Corp.............................................  31,107      69,369
    Kulicke & Soffa Industries, Inc........................ 582,384  11,839,867
#*  KVH Industries, Inc.................................... 157,044   1,939,493
*   Lantronix, Inc.........................................   3,368      12,765
*   Lattice Semiconductor Corp............................. 850,629   5,112,280
#*  LGL Group, Inc. (The)..................................  51,187     312,241
#*  LightPath Technologies, Inc., Class A..................   7,150      13,013
*   Limelight Networks, Inc................................ 469,862   1,893,544
#*  LivePerson, Inc........................................  19,414     438,756
#*  LiveRamp Holdings, Inc.................................  19,086     871,848
*   Luna Innovations, Inc..................................  89,443     291,584
*   Luxoft Holding, Inc....................................  80,733   3,328,622
#*  MACOM Technology Solutions Holdings, Inc...............     863      12,142
#*  MagnaChip Semiconductor Corp...........................  86,929     702,386
    ManTech International Corp., Class A................... 158,253   9,064,732
#*  MaxLinear, Inc......................................... 238,945   4,637,922
#*  Maxwell Technologies, Inc..............................   2,926       8,602
#   Mesa Laboratories, Inc.................................  33,421   6,105,682
#   Methode Electronics, Inc............................... 408,920  12,104,032
*   MicroStrategy, Inc., Class A...........................  17,058   2,148,796
#*  Mitek Systems, Inc.....................................  40,438     370,816
*   MoneyGram International, Inc...........................   2,658      11,270
    Monotype Imaging Holdings, Inc......................... 212,520   3,725,476
#   MTS Systems Corp....................................... 169,183   8,010,815
#*  Nanometrics, Inc....................................... 250,289   8,024,265
*   Napco Security Technologies, Inc....................... 275,680   3,878,818
#*  NeoPhotonics Corp...................................... 235,283   1,882,264
#*  Net Element, Inc.......................................   2,167       9,903
#*  NETGEAR, Inc........................................... 237,290  13,164,849
#*  NetScout Systems, Inc.................................. 134,512   3,397,773
*   NetSol Technologies, Inc...............................  13,737     128,716
    Network-1 Technologies, Inc............................  46,583     124,842
#   NIC, Inc............................................... 492,882   6,560,259
*   Novanta, Inc........................................... 179,763  10,464,004
#   NVE Corp...............................................  10,036     850,049
*   Oclaro, Inc............................................ 320,213   2,632,151
#*  OneSpan, Inc........................................... 161,915   2,376,103
*   Optical Cable Corp.....................................  37,938     180,206
#*  OSI Systems, Inc....................................... 216,976  15,006,060
#*  PAR Technology Corp.................................... 142,597   2,523,967
#   Park Electrochemical Corp.............................. 115,745   2,044,057
    PC Connection, Inc..................................... 122,872   4,071,978
#*  PCM, Inc............................................... 116,708   2,202,280
    PC-Tel, Inc............................................ 167,554     740,589
#*  PDF Solutions, Inc.....................................  65,148     521,184
*   Perceptron, Inc........................................  71,825     571,009
*   Perficient, Inc........................................ 363,839   9,103,252
*   PFSweb, Inc............................................  11,033      78,224
*   Photronics, Inc........................................ 655,931   6,388,768
#*  Pixelworks, Inc........................................  47,862     200,063

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Plantronics, Inc.......................................  38,477 $ 2,268,989
*   Plexus Corp............................................ 225,831  13,188,530
#   Power Integrations, Inc................................  69,910   3,937,331
#   Presidio, Inc..........................................  70,005     938,067
*   PRGX Global, Inc....................................... 145,740   1,250,449
    Progress Software Corp................................. 389,221  12,509,563
    QAD, Inc., Class A.....................................  75,963   3,223,110
    QAD, Inc., Class B.....................................  28,726     897,400
#*  Qualstar Corp..........................................  15,022      96,141
*   Quantenna Communications, Inc..........................  34,698     623,176
*   Qumu Corp..............................................  83,584     193,915
*   Rambus, Inc............................................ 984,174   8,572,156
#*  RealNetworks, Inc......................................  95,460     201,421
#*  Resonant, Inc..........................................   4,300      15,652
    RF Industries, Ltd.....................................  67,928     527,121
*   Ribbon Communications, Inc............................. 545,937   3,712,372
    Richardson Electronics, Ltd............................ 101,846     778,103
#*  Rogers Corp............................................  98,150  12,078,339
*   Rubicon Project, Inc. (The)............................ 166,022     566,135
#*  Rubicon Technology, Inc................................   2,007      15,454
*   Rudolph Technologies, Inc.............................. 367,512   7,640,574
    Sapiens International Corp. NV.........................   3,598      40,909
*   ScanSource, Inc........................................ 236,337   9,188,783
*   Seachange International, Inc...........................  17,892      29,164
#*  SecureWorks Corp., Class A.............................   3,955      65,218
#*  ServiceSource International, Inc.......................   8,020      10,667
    Sigma Designs, Inc..................................... 260,840      42,021
*   SigmaTron International, Inc...........................   9,685      41,161
#*  SMART Global Holdings, Inc............................. 105,819   2,963,990
#*  SolarEdge Technologies, Inc............................  20,273     785,173
*   SPS Commerce Inc.......................................  22,566   2,100,669
#*  StarTek, Inc...........................................   1,978      11,294
#*  Steel Connect, Inc.....................................  81,417     166,905
#*  Stratasys, Ltd......................................... 365,170   6,960,140
#*  Super Micro Computer, Inc.............................. 389,647   5,104,376
#*  Support.com, Inc.......................................  38,495     104,321
*   Sykes Enterprises, Inc................................. 401,277  12,307,166
#*  Synaptics, Inc......................................... 230,334   8,646,738
#*  Telaria, Inc...........................................  13,082      38,330
*   Telenav, Inc...........................................  36,300     154,638
    TESSCO Technologies, Inc...............................  86,633   1,046,960
    TransAct Technologies, Inc.............................  90,009   1,323,132
    Travelport Worldwide, Ltd.............................. 535,954   8,017,872
*   Trio-Tech International................................   6,465      27,211
*   TSR, Inc...............................................  52,346     306,224
    TTEC Holdings, Inc..................................... 235,115   5,859,066
#*  TTM Technologies, Inc.................................. 723,484   8,464,763
#*  Ultra Clean Holdings, Inc.............................. 170,105   1,789,505
#*  Unisys Corp............................................ 332,621   6,123,553
*   Upland Software, Inc...................................  33,854   1,067,755
#*  USA Technologies, Inc..................................  42,907     248,861
#*  Veeco Instruments, Inc................................. 378,464   3,599,193
#*  Veritone, Inc..........................................  18,284     126,160
*   Virtusa Corp........................................... 358,465  17,776,279
*   Vishay Precision Group, Inc............................ 111,084   3,604,676
    Wayside Technology Group, Inc..........................  32,917     419,033
*   Westell Technologies, Inc., Class A....................   4,300      11,395
*   Wireless Telecom Group, Inc............................ 110,946     186,389
#   Xperi Corp............................................. 145,266   1,888,458

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Zix Corp...............................................   512,604 $  3,454,951
                                                                      ------------
TOTAL INFORMATION TECHNOLOGY...............................            732,381,077
                                                                      ------------
MATERIALS -- (3.8%)
>>  A Schulman, Inc........................................   349,055      666,695
*   AdvanSix, Inc..........................................    77,053    2,137,450
#*  AgroFresh Solutions, Inc...............................   167,518      956,528
#*  AK Steel Holding Corp.................................. 1,698,263    6,283,573
*   American Biltrite, Inc.................................       478      251,189
    American Vanguard Corp.................................   171,708    2,764,499
#*  Ampco-Pittsburgh Corp..................................     2,643        9,806
    Boise Cascade Co.......................................   335,857   10,341,037
    Carpenter Technology Corp..............................     6,140      267,765
#*  Century Aluminum Co....................................   117,897      936,102
    Chase Corp.............................................    82,280    8,873,075
#*  Clearwater Paper Corp..................................    99,274    2,396,474
*   Coeur Mining, Inc...................................... 1,396,876    6,677,067
    Commercial Metals Co...................................    20,248      385,927
#   Compass Minerals International, Inc....................    10,787      523,277
    Core Molding Technologies, Inc.........................    66,816      455,017
#*  Ferro Corp.............................................   883,136   14,960,324
#   Ferroglobe P.L.C.......................................     5,458       33,239
#*  Flotek Industries, Inc.................................     5,749       10,406
    Friedman Industries, Inc...............................    71,987      633,486
    FutureFuel Corp........................................   284,007    4,657,715
#*  GCP Applied Technologies, Inc..........................    73,497    1,908,717
#   Gold Resource Corp.....................................   139,610      604,511
    Hawkins, Inc...........................................   121,367    4,085,213
    Haynes International, Inc..............................    27,902      808,042
    HB Fuller Co...........................................     3,926      174,550
#   Hecla Mining Co........................................ 1,506,527    3,615,665
    Innophos Holdings, Inc.................................    26,641      780,581
    Innospec, Inc..........................................   254,933   17,060,116
*   Intrepid Potash, Inc................................... 1,073,099    4,238,741
    Kaiser Aluminum Corp...................................   167,047   15,931,272
    KMG Chemicals, Inc.....................................   125,764    9,434,815
*   Koppers Holdings, Inc..................................   109,661    2,933,432
*   Kraton Corp............................................   261,909    7,212,974
#   Kronos Worldwide, Inc..................................    54,658      766,852
#*  LSB Industries, Inc....................................   101,880      774,288
    Materion Corp..........................................   157,618    8,957,431
#   McEwen Mining, Inc.....................................    73,816      144,679
    Mercer International, Inc..............................   437,710    6,657,569
    Minerals Technologies, Inc.............................     3,300      180,675
    Myers Industries, Inc..................................   324,292    5,143,271
#   Neenah, Inc............................................   165,819   13,341,797
#   Nexa Resources SA......................................     8,387       93,515
#   Northern Technologies International Corp...............    38,414    1,242,693
    Olympic Steel, Inc.....................................   100,305    1,891,752
*   OMNOVA Solutions, Inc..................................   403,038    2,978,451
#   PH Glatfelter Co.......................................   392,510    7,025,929
#   Quaker Chemical Corp...................................   104,311   18,765,549
*   Ramaco Resources, Inc..................................     2,643       19,690
#   Rayonier Advanced Materials, Inc.......................   425,398    5,266,427
*   Resolute Forest Products, Inc..........................   493,157    5,557,879
*   Ryerson Holding Corp...................................   109,695    1,007,000
#   Schnitzer Steel Industries, Inc., Class A..............   274,974    7,396,801
    Schweitzer-Mauduit International, Inc..................   150,877    4,815,994
    Stepan Co..............................................   165,320   13,653,779

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
MATERIALS -- (Continued)
#*  Summit Materials, Inc., Class A........................  48,266 $    651,591
*   SunCoke Energy, Inc.................................... 499,683    5,596,450
#   Synalloy Corp..........................................  66,453    1,228,716
#*  TimkenSteel Corp....................................... 235,718    2,741,400
*   Trecora Resources...................................... 140,705    1,519,614
    Tredegar Corp.......................................... 332,344    6,181,599
#   Tronox, Ltd., Class A..................................  31,912      365,393
*   UFP Technologies, Inc..................................  25,934      895,242
    United States Lime & Minerals, Inc.....................  60,400    4,530,604
*   Universal Stainless & Alloy Products, Inc..............  77,855    1,529,072
#*  US Concrete, Inc.......................................  18,587      606,680
*   Verso Corp., Class A................................... 306,271    8,609,278
#   Warrior Met Coal, Inc.................................. 121,143    3,392,004
                                                                    ------------
TOTAL MATERIALS............................................          276,538,944
                                                                    ------------
REAL ESTATE -- (0.9%)
#*  Altisource Asset Management Corp.......................   3,522      172,578
#*  Altisource Portfolio Solutions SA......................  35,261      889,635
    CKX Lands, Inc.........................................  15,043      162,916
#   Consolidated-Tomoka Land Co............................  54,084    3,132,545
    CorePoint Lodging, Inc.................................  43,483      711,817
#*  Forestar Group, Inc....................................  37,819      680,742
*   FRP Holdings, Inc......................................  92,531    4,484,978
    Griffin Industrial Realty, Inc.........................  49,036    1,722,144
    HFF, Inc., Class A..................................... 425,510   15,637,492
#*  InterGroup Corp. (The).................................   5,700      174,705
#*  JW Mays, Inc...........................................   2,700      107,460
*   Marcus & Millichap, Inc................................ 301,083   10,453,602
#*  Maui Land & Pineapple Co., Inc.........................  26,758      301,563
*   Rafael Holdings, Inc., Class B......................... 136,061    1,107,536
    RE/MAX Holdings, Inc., Class A......................... 158,909    5,941,607
    RMR Group, Inc. (The), Class A.........................  96,620    7,331,526
#*  St Joe Co. (The)....................................... 509,925    7,745,761
*   Stratus Properties, Inc................................  70,654    2,038,368
#*  Tejon Ranch Co......................................... 255,409    4,852,771
*   Trinity Place Holdings, Inc............................  90,306      482,234
                                                                    ------------
TOTAL REAL ESTATE..........................................           68,131,980
                                                                    ------------
UTILITIES -- (1.8%)
#   American States Water Co............................... 317,648   19,446,411
#*  AquaVenture Holdings, Ltd..............................  75,318    1,261,576
    Artesian Resources Corp., Class A......................  43,196    1,580,542
#*  Atlantic Power Corp.................................... 249,339      548,546
#   California Water Service Group......................... 430,087   18,063,654
    Chesapeake Utilities Corp.............................. 156,842   12,461,097
    Connecticut Water Service, Inc.........................  90,850    6,279,552
    Consolidated Water Co., Ltd............................  51,026      627,620
    El Paso Electric Co....................................  82,405    4,701,205
#   Genie Energy, Ltd., Class B............................ 205,516    1,089,235
    MGE Energy, Inc........................................ 131,009    8,185,442
    Middlesex Water Co..................................... 130,414    5,868,630
#   Northwest Natural Holding Co........................... 218,122   14,132,124
    Otter Tail Corp........................................ 303,669   13,686,362
#   Pattern Energy Group, Inc., Class A.................... 166,390    2,981,709
    RGC Resources, Inc.....................................  14,319      406,373
    SJW Corp............................................... 216,094   13,123,389
#   Spark Energy, Inc., Class A............................  10,012       74,690
#   TerraForm Power, Inc., Class A......................... 174,879    1,970,886

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                               Shares       Value+
                                                             ---------- --------------
UTILITIES -- (Continued)
     Unitil Corp............................................    120,196 $    5,710,512
     York Water Co. (The)...................................     87,588      2,727,490
                                                                        --------------
TOTAL UTILITIES.............................................               134,927,045
                                                                        --------------
TOTAL COMMON STOCKS.........................................             6,374,207,442
                                                                        --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
#*>> Social Reality, Inc., Class A..........................     16,919            507
                                                                        --------------
FINANCIALS -- (0.0%)
*>>  Capital Bank Corp. Contingent Value Rights.............     12,543              0
                                                                        --------------
INFORMATION TECHNOLOGY -- (0.0%)
#*   SMTC Corp. Rights......................................     11,692         36,830
                                                                        --------------
TOTAL RIGHTS/WARRANTS.......................................                    37,337
                                                                        --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
#    GCI Liberty, Inc.......................................     32,956        806,104
                                                                        --------------
TOTAL INVESTMENT SECURITIES.................................             6,375,050,883
                                                                        --------------
TEMPORARY CASH INVESTMENTS -- (0.7%)
     State Street Institutional U.S. Government Money
       Market Fund 2.090%................................... 56,047,616     56,047,616
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (13.0%)
@(S) DFA Short Term Investment Fund......................... 82,806,751    958,074,112
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%)
     (Cost $5,225,892,470)..................................            $7,389,172,611
                                                                        ==============

As of October 31, 2018, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
S&P 500(R)/ /Emini Index......    694     12/21/18  $96,789,102 $94,075,170  $(2,713,932)
                                                    ----------- -----------  -----------
Total Futures Contracts.......                      $96,789,102 $94,075,170  $(2,713,932)
                                                    =========== ===========  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        ---------------------------------------------
                                                           Level 1     Level 2 Level 3     Total
                                                        -------------- ------- ------- --------------
Common Stocks
   Communication Services.............................. $  225,457,098      --   --    $  225,457,098
   Consumer Discretionary..............................    909,831,292 $11,479   --       909,842,771
   Consumer Staples....................................    260,023,322      --   --       260,023,322
   Energy..............................................    447,619,276      --   --       447,619,276
   Financials..........................................  1,384,751,354  56,687   --     1,384,808,041
   Healthcare..........................................    657,632,033      --   --       657,632,033

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                              Investments in Securities (Market Value)
                                                        ---------------------------------------------------
                                                            Level 1       Level 2    Level 3      Total
                                                        --------------  ------------ ------- --------------
   Industrials......................................... $1,276,845,855            --   --    $1,276,845,855
   Information Technology..............................    732,358,207  $     22,870   --       732,381,077
   Materials...........................................    275,872,249       666,695   --       276,538,944
   Real Estate.........................................     68,131,980            --   --        68,131,980
   Utilities...........................................    134,927,045            --   --       134,927,045
Preferred Stocks
   Consumer Discretionary..............................        806,104            --   --           806,104
Rights/Warrants
   Information Technology..............................         36,830            --   --            36,830
   Consumer Discretionary..............................             --           507   --               507
Temporary Cash Investments.............................     56,047,616            --   --        56,047,616
Securities Lending Collateral..........................             --   958,074,112   --       958,074,112
Futures Contracts**....................................     (2,713,932)           --   --        (2,713,932)
                                                        --------------  ------------   --    --------------
TOTAL.................................................. $6,427,626,329  $958,832,350   --    $7,386,458,679
                                                        ==============  ============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                        Shares      Value+
                                                       --------- ------------
  COMMON STOCKS -- (95.8%)
  REAL ESTATE -- (95.8%)
  #   Acadia Realty Trust.............................   772,677 $ 21,511,328
      Agree Realty Corp...............................   269,325   15,424,243
      Alexander's, Inc................................    27,748    8,740,897
  #   Alexandria Real Estate Equities, Inc............   931,866  113,901,981
      American Assets Trust, Inc......................   319,884   12,270,750
      American Campus Communities, Inc................ 1,259,857   49,776,950
      American Homes 4 Rent, Class A.................. 2,319,984   48,882,063
      American Tower Corp............................. 3,940,258  613,931,599
      Apartment Investment & Management Co., Class A.. 1,465,312   63,067,029
      Apple Hospitality REIT, Inc..................... 1,929,547   31,200,775
      Ashford Hospitality Trust, Inc.................. 1,023,997    5,273,585
      AvalonBay Communities, Inc...................... 1,270,411  222,804,681
  #   Bluerock Residential Growth REIT, Inc...........   198,472    1,879,530
      Boston Properties, Inc.......................... 1,422,289  171,755,620
      Braemar Hotels & Resorts, Inc...................   283,460    3,016,014
      Brandywine Realty Trust......................... 1,726,796   24,278,752
      Brixmor Property Group, Inc..................... 2,838,228   45,979,294
      Brookfield Property REIT, Inc., Class A......... 2,022,900   39,021,741
  #   BRT Apartments Corp.............................     6,545       76,118
      Camden Property Trust...........................   837,473   75,598,688
      CareTrust REIT, Inc.............................   648,992   11,461,199
  #   CBL & Associates Properties, Inc................ 1,636,674    5,401,024
      Cedar Realty Trust, Inc.........................   773,543    2,916,257
  #   Chatham Lodging Trust...........................   392,549    7,654,706
  #   Chesapeake Lodging Trust........................   559,170   16,434,006
      City Office REIT, Inc...........................   203,890    2,246,868
      Clipper Realty, Inc.............................    22,000      295,680
      Columbia Property Trust, Inc.................... 1,092,821   24,533,831
  #   Community Healthcare Trust, Inc.................    47,086    1,399,396
      Condor Hospitality Trust, Inc...................     3,222       34,282
      CorePoint Lodging, Inc..........................   382,707    6,264,914
  #   CoreSite Realty Corp............................   317,686   29,818,008
      Corporate Office Properties Trust...............   941,615   24,331,332
  #   Cousins Properties, Inc......................... 3,847,535   31,973,016
      Crown Castle International Corp................. 3,666,923  398,741,207
      CubeSmart....................................... 1,680,737   48,707,758
  #   CyrusOne, Inc...................................   844,726   44,964,765
      DiamondRock Hospitality Co...................... 1,866,766   19,507,705
  #   Digital Realty Trust, Inc....................... 1,883,127  194,451,694
      Douglas Emmett, Inc............................. 1,471,250   53,244,538
      Duke Realty Corp................................ 3,313,467   91,352,285
  #   Easterly Government Properties, Inc.............   399,306    7,255,390
  #   EastGroup Properties, Inc.......................   320,819   30,731,252
      Empire State Realty Trust, Inc., Class A........ 1,380,333   21,892,081
  #   EPR Properties..................................   684,956   47,083,875
      Equinix, Inc....................................   729,747  276,384,379
  *   Equity Commonwealth............................. 1,149,789   34,240,716
      Equity LifeStyle Properties, Inc................   770,599   72,968,019
      Equity Residential.............................. 3,385,677  219,933,578
      Essex Property Trust, Inc.......................   608,919  152,704,707
      Extra Space Storage, Inc........................ 1,171,186  105,477,011
      Federal Realty Investment Trust.................   675,031   83,737,596
      First Industrial Realty Trust, Inc.............. 1,124,943   34,535,750
  #   Four Corners Property Trust, Inc................   553,147   14,426,074
  #   Franklin Street Properties Corp.................   953,692    6,637,696
      Front Yard Residential Corp.....................    18,866      174,888

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                       Shares      Value+
                                                      --------- ------------
    REAL ESTATE -- (Continued)
        Gaming and Leisure Properties, Inc........... 1,869,273 $ 62,975,807
    #   Getty Realty Corp............................   283,952    7,618,432
        Gladstone Commercial Corp....................   229,657    4,361,186
        Global Medical REIT, Inc.....................     4,802       43,986
    #   Global Net Lease, Inc........................   532,515   10,783,429
        Global Self Storage, Inc.....................    25,347      102,402
    #   Government Properties Income Trust...........   856,313    7,561,244
        HCP, Inc..................................... 4,345,170  119,709,434
        Healthcare Realty Trust, Inc................. 1,102,895   30,726,655
        Healthcare Trust of America, Inc., Class A... 1,858,558   48,805,733
    #   Hersha Hospitality Trust.....................   419,664    7,369,300
        Highwoods Properties, Inc....................   953,441   40,654,724
    #   Hospitality Properties Trust................. 1,530,970   39,223,451
        Host Hotels & Resorts, Inc................... 6,843,727  130,783,623
        Hudson Pacific Properties, Inc............... 1,442,090   43,695,327
    #   Independence Realty Trust, Inc...............   685,816    6,796,437
    #   Industrial Logistics Properties Trust........     5,629      121,530
        Investors Real Estate Trust.................. 1,173,061    6,369,721
    #   Invitation Homes, Inc........................ 2,157,818   47,213,058
    #   Iron Mountain, Inc........................... 2,440,546   74,705,113
        JBG SMITH Properties.........................   892,676   33,457,497
    #   Kilroy Realty Corp...........................   923,999   63,645,051
    #   Kimco Realty Corp............................ 3,936,601   63,339,910
    #   Kite Realty Group Trust......................   782,463   12,394,214
    #   Lamar Advertising Co., Class A...............   657,486   48,206,874
        LaSalle Hotel Properties..................... 1,054,994   34,825,352
        Lexington Realty Trust....................... 2,006,533   15,590,761
        Liberty Property Trust....................... 1,382,569   57,888,164
        Life Storage, Inc............................   432,470   40,721,375
    #   LTC Properties, Inc..........................   365,286   15,623,282
        Macerich Co. (The)........................... 1,188,024   61,325,799
        Mack-Cali Realty Corp........................   838,992   17,031,538
        MedEquities Realty Trust, Inc................    26,855      222,091
    #   Medical Properties Trust, Inc................ 3,272,065   48,622,886
    #   MGM Growth Properties LLC, Class A...........   573,187   16,215,460
        Mid-America Apartment Communities, Inc....... 1,054,328  103,018,389
        Monmouth Real Estate Investment Corp.........   609,150    9,112,884
    #   National Health Investors, Inc...............   376,650   27,668,709
    #   National Retail Properties, Inc.............. 1,416,966   66,243,161
        National Storage Affiliates Trust............   429,297   11,432,179
        New Senior Investment Group, Inc.............   726,350    4,154,722
        NexPoint Residential Trust, Inc..............   140,199    4,996,692
    #   NorthStar Realty Europe Corp.................   458,512    6,153,231
    #   Omega Healthcare Investors, Inc.............. 1,832,696   61,120,412
        One Liberty Properties, Inc..................   132,794    3,443,348
    #   Outfront Media, Inc..........................   948,087   16,800,102
        Paramount Group, Inc......................... 1,819,764   26,004,428
        Park Hotels & Resorts, Inc................... 1,622,172   47,156,540
    #   Pebblebrook Hotel Trust......................   670,964   22,618,196
    #   Pennsylvania Real Estate Investment Trust....   699,761    6,262,861
    #   Physicians Realty Trust...................... 1,642,281   27,229,019
        Piedmont Office Realty Trust, Inc., Class A.. 1,453,665   26,195,043
    #   Plymouth Industrial REIT, Inc................     1,400       19,600
        Prologis, Inc................................ 5,772,643  372,162,294
        PS Business Parks, Inc.......................   198,119   25,874,341
        Public Storage............................... 1,439,486  295,771,188
    #   QTS Realty Trust, Inc., Class A..............   456,706   17,500,974
    #   Ramco-Gershenson Properties Trust............   749,564    9,954,210
    #   Realty Income Corp........................... 2,587,199  155,930,484

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                 Shares       Value+
                                                               ---------- --------------
REAL ESTATE -- (Continued)
      Regency Centers Corp....................................  1,439,341 $   91,196,646
#     Retail Opportunity Investments Corp.....................  1,038,906     18,274,357
      Retail Properties of America, Inc., Class A.............  2,117,440     25,980,989
*     Retail Value, Inc.......................................    148,416      4,157,132
      Rexford Industrial Realty, Inc..........................    705,341     22,338,149
      RLJ Lodging Trust.......................................  1,667,952     32,424,987
      Ryman Hospitality Properties, Inc.......................    427,732     33,187,726
#     Sabra Health Care REIT, Inc.............................  1,610,337     34,863,796
      Saul Centers, Inc.......................................    128,361      6,130,521
*     SBA Communications Corp.................................  1,058,190    171,606,672
      Select Income REIT......................................    624,307     11,805,645
      Senior Housing Properties Trust.........................  2,217,573     35,636,398
#     Seritage Growth Properties..............................     31,317      1,190,672
      Simon Property Group, Inc...............................  2,819,248    517,388,393
#     SITE Centers Corp.......................................  1,510,387     18,774,110
      SL Green Realty Corp....................................    824,584     75,251,536
      Sotherly Hotels, Inc....................................    109,976        766,533
#     Spirit MTA REIT.........................................    451,482      4,835,372
      Spirit Realty Capital, Inc..............................  4,163,302     32,557,022
#     STAG Industrial, Inc....................................    867,365     22,950,478
      STORE Capital Corp......................................  1,563,033     45,374,848
#     Summit Hotel Properties, Inc............................    888,170     10,231,718
      Sun Communities, Inc....................................    714,055     71,741,106
      Sunstone Hotel Investors, Inc...........................  2,079,770     30,094,272
#     Tanger Factory Outlet Centers, Inc......................    917,585     20,425,442
#     Taubman Centers, Inc....................................    581,327     31,978,798
#     Terreno Realty Corp.....................................    496,448     18,582,049
#     Tier REIT, Inc..........................................    316,991      6,869,195
      UDR, Inc................................................  2,479,662     97,177,954
      UMH Properties, Inc.....................................    243,706      3,492,307
#*    Uniti Group, Inc........................................  1,521,445     29,120,457
#     Universal Health Realty Income Trust....................    119,542      7,662,642
      Urban Edge Properties...................................  1,018,205     20,863,020
      Urstadt Biddle Properties, Inc..........................     67,653      1,155,513
      Urstadt Biddle Properties, Inc., Class A................    269,926      5,374,227
      Ventas, Inc.............................................  3,281,144    190,437,598
      VEREIT, Inc.............................................  9,027,355     66,170,512
      Vornado Realty Trust....................................  1,583,520    107,806,042
#     Washington Prime Group, Inc.............................  1,721,036     11,014,630
#     Washington Real Estate Investment Trust.................    713,112     19,874,431
      Weingarten Realty Investors.............................  1,132,890     31,856,867
#     Welltower, Inc..........................................  3,388,369    223,869,540
#     Wheeler Real Estate Investment Trust, Inc...............     11,299         37,626
#     Whitestone REIT.........................................    322,913      4,346,409
#     WP Carey, Inc...........................................    944,402     62,339,976
      Xenia Hotels & Resorts, Inc.............................    964,693     19,824,441
                                                                          --------------
TOTAL REAL ESTATE.............................................             8,556,901,728
                                                                          --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market
       Fund 2.090%............................................ 12,244,903     12,244,903
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (4.0%)
@(S)  DFA Short Term Investment Fund.......................... 31,067,703    359,453,327
                                                                          --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,836,679,796).......................................            $8,928,599,958
                                                                          ==============

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


As of October 31, 2018, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
S&P 500(R)/ /Emini Index......    110     12/21/18  $15,378,064 $14,911,050   $(467,014)
                                                    ----------- -----------   ---------
Total Futures Contracts.......                      $15,378,064 $14,911,050   $(467,014)
                                                    =========== ===========   =========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                         Investments in Securities (Market Value)
                                                   ---------------------------------------------------
                                                       Level 1       Level 2    Level 3      Total
                                                   --------------  ------------ ------- --------------
Common Stocks
   Real Estate.................................... $8,556,901,728            --   --    $8,556,901,728
Temporary Cash Investments........................     12,244,903            --   --        12,244,903
Securities Lending Collateral.....................             --  $359,453,327   --       359,453,327
Futures Contracts**...............................       (467,014)           --   --          (467,014)
                                                   --------------  ------------   --    --------------
TOTAL............................................. $8,568,679,617  $359,453,327   --    $8,928,132,944
                                                   ==============  ============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value>>
                                                            --------- -----------
COMMON STOCKS -- (95.1%)
AUSTRALIA -- (5.7%)
    Adelaide Brighton, Ltd.................................   131,820 $   530,199
    AGL Energy, Ltd........................................   157,174   2,007,183
    ALS, Ltd...............................................    96,414     559,126
    Alumina, Ltd...........................................   685,898   1,244,790
    Amcor, Ltd., Sponsored ADR.............................     1,068      40,210
    Amcor, Ltd.............................................   335,752   3,168,225
    AMP, Ltd............................................... 1,924,737   3,375,084
    Ansell, Ltd............................................     9,168     151,147
    APA Group..............................................   287,796   1,959,889
    Aristocrat Leisure, Ltd................................   177,083   3,336,940
    ASX, Ltd...............................................    26,736   1,122,930
    Atlas Arteria, Ltd.....................................   220,207   1,066,721
    Aurizon Holdings, Ltd..................................   949,701   2,829,479
    AusNet Services........................................   635,312     770,579
#   Australia & New Zealand Banking Group, Ltd.............   641,051  11,799,607
    Bank of Queensland, Ltd................................   193,218   1,324,489
    Beach Energy, Ltd......................................   827,208   1,030,367
    Bendigo & Adelaide Bank, Ltd...........................   245,762   1,785,837
    BHP Billiton, Ltd......................................   842,811  19,446,724
#   BHP Billiton, Ltd., Sponsored ADR......................    64,389   2,973,484
    BlueScope Steel, Ltd...................................   395,936   4,058,588
    Boral, Ltd.............................................   593,175   2,363,073
    Brambles, Ltd..........................................   509,466   3,837,781
    Caltex Australia, Ltd..................................   131,232   2,625,797
    Challenger, Ltd........................................   226,837   1,652,022
    CIMIC Group, Ltd.......................................    33,464   1,123,553
    Coca-Cola Amatil, Ltd..................................   217,984   1,534,106
#   Cochlear, Ltd..........................................    18,896   2,381,144
#   Commonwealth Bank of Australia.........................   461,654  22,699,913
    Computershare, Ltd.....................................   145,852   2,048,152
    Crown Resorts, Ltd.....................................   146,060   1,299,624
    CSL, Ltd...............................................   133,309  17,796,369
#   Domino's Pizza Enterprises, Ltd........................    27,687   1,061,154
    Downer EDI, Ltd........................................   303,943   1,496,420
    Evolution Mining, Ltd..................................   618,654   1,309,437
    Flight Centre Travel Group, Ltd........................    23,275     767,772
    Fortescue Metals Group, Ltd............................ 1,263,158   3,595,365
#   Harvey Norman Holdings, Ltd............................   331,939     751,416
    Healthscope, Ltd.......................................   573,845     860,958
    Iluka Resources, Ltd...................................    75,700     434,761
    Incitec Pivot, Ltd.....................................   827,459   2,292,773
    Insurance Australia Group, Ltd.........................   640,126   3,096,076
    James Hardie Industries P.L.C..........................   101,023   1,349,450
    James Hardie Industries P.L.C., Sponsored ADR..........     2,500      33,450
    LendLease Group........................................   177,055   2,211,161
    Link Administration Holdings, Ltd......................   139,677     744,354
    Macquarie Group, Ltd...................................    90,690   7,562,870
    Magellan Financial Group, Ltd..........................    54,859   1,039,751
    Medibank Pvt, Ltd...................................... 1,046,836   2,075,631
#   National Australia Bank, Ltd...........................   672,368  12,041,788
    Newcrest Mining, Ltd...................................   268,077   3,924,165
    Northern Star Resources, Ltd...........................   272,447   1,702,037
    Oil Search, Ltd........................................   411,974   2,264,827
    Orica, Ltd.............................................   190,939   2,326,372
*   Origin Energy, Ltd.....................................   670,666   3,475,561
    Orora, Ltd.............................................   592,959   1,413,123
#   Platinum Asset Management, Ltd.........................    65,636     228,540

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
AUSTRALIA -- (Continued)
    Qantas Airways, Ltd....................................   286,354 $  1,111,555
#   QBE Insurance Group, Ltd...............................   539,399    4,333,916
#   Qube Holdings, Ltd.....................................   140,285      243,947
    Ramsay Health Care, Ltd................................    46,838    1,869,546
    REA Group, Ltd.........................................    16,819      855,974
    Reece, Ltd.............................................    58,011      427,138
#   Reliance Worldwide Corp., Ltd..........................    40,286      143,520
    Rio Tinto, Ltd.........................................   123,698    6,730,691
    Santos, Ltd............................................   679,988    3,191,573
    Seek, Ltd..............................................   130,352    1,656,121
#   Seven Group Holdings, Ltd..............................    26,863      339,370
    Sonic Healthcare, Ltd..................................   106,927    1,711,350
    South32, Ltd., ADR.....................................     6,560       84,558
    South32, Ltd........................................... 1,048,016    2,702,991
    Spark Infrastructure Group.............................   408,028      665,226
    Star Entertainment Grp, Ltd. (The).....................   416,637    1,404,966
    Suncorp Group, Ltd.....................................   362,898    3,608,327
    Sydney Airport.........................................   268,876    1,228,916
    Tabcorp Holdings, Ltd..................................   757,335    2,485,335
    Telstra Corp., Ltd..................................... 1,250,912    2,736,293
#   TPG Telecom, Ltd.......................................   267,150    1,360,272
    Transurban Group.......................................   547,435    4,403,212
    Treasury Wine Estates, Ltd.............................   106,459    1,145,878
    Wesfarmers, Ltd........................................   312,827   10,360,107
#   Westpac Banking Corp...................................   847,720   16,103,058
#   Westpac Banking Corp., Sponsored ADR...................    70,122    1,327,409
    Whitehaven Coal, Ltd...................................   620,193    2,142,316
#   WiseTech Global, Ltd...................................    34,227      391,444
    Woodside Petroleum, Ltd................................   220,733    5,434,506
    Woolworths Group, Ltd..................................   387,995    7,831,058
    WorleyParsons, Ltd.....................................   118,750    1,228,259
*   Xero, Ltd..............................................     5,752      163,058
                                                                      ------------
TOTAL AUSTRALIA............................................            271,424,234
                                                                      ------------
AUSTRIA -- (0.3%)
    ANDRITZ AG.............................................     2,028      105,071
    Erste Group Bank AG....................................    99,816    4,063,254
    OMV AG.................................................    42,537    2,362,190
    Raiffeisen Bank International AG.......................    95,501    2,602,762
    Verbund AG.............................................    21,423      862,323
    Voestalpine AG.........................................    78,880    2,799,449
                                                                      ------------
TOTAL AUSTRIA..............................................             12,795,049
                                                                      ------------
BELGIUM -- (1.0%)
    Ageas..................................................    91,511    4,578,739
    Anheuser-Busch InBev SA/NV.............................   240,375   17,778,450
#   Anheuser-Busch InBev SA/NV, Sponsored ADR..............     9,277      686,312
#   Colruyt SA.............................................    28,045    1,630,654
    KBC Group NV...........................................    55,778    3,843,999
    Proximus SADP..........................................   127,812    3,256,378
    Solvay SA..............................................    58,003    6,606,966
*   Telenet Group Holding NV...............................    19,695      954,192
    UCB SA.................................................    60,755    5,102,205
    Umicore SA.............................................    57,038    2,684,945
                                                                      ------------
TOTAL BELGIUM..............................................             47,122,840
                                                                      ------------
CANADA -- (8.7%)
    Agnico Eagle Mines, Ltd................................     7,428      262,376

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
CANADA -- (Continued)
#   Agnico Eagle Mines, Ltd................................  45,008 $ 1,591,483
*   Air Canada.............................................  55,400   1,051,230
    Algonquin Power & Utilities Corp....................... 138,290   1,380,326
    Algonquin Power & Utilities Corp.......................  23,199     231,526
    Alimentation Couche-Tard, Inc., Class B................ 132,458   6,325,827
#   AltaGas, Ltd...........................................  39,304     494,118
#   ARC Resources, Ltd..................................... 266,728   2,484,018
    Atco, Ltd., Class I....................................  27,124     790,778
#*  Aurora Cannabis, Inc...................................  52,700     357,885
*   Australis Capital, Inc.................................   1,549       1,930
#   Bank of Montreal.......................................  32,099   2,400,019
    Bank of Montreal....................................... 170,834  12,768,133
    Bank of Nova Scotia (The).............................. 176,568   9,475,885
    Bank of Nova Scotia (The).............................. 127,143   6,828,851
    Barrick Gold Corp...................................... 176,107   2,205,936
#   Barrick Gold Corp...................................... 760,605   9,545,593
*   Bausch Health Cos., Inc................................ 118,072   2,701,487
*   Bausch Health Cos., Inc................................  66,614   1,524,109
    BCE, Inc...............................................  19,715     763,014
#   BCE, Inc...............................................  27,640   1,074,643
*   BlackBerry, Ltd........................................  19,202     177,222
*   BlackBerry, Ltd........................................  70,431     651,487
*   Bombardier, Inc., Class A..............................   9,200      22,433
*   Bombardier, Inc., Class B.............................. 688,292   1,667,858
    Brookfield Asset Management, Inc., Class A............. 168,471   6,874,768
    Brookfield Asset Management, Inc., Class A.............  44,809   1,825,967
    BRP, Inc...............................................  10,821     435,322
    CAE, Inc...............................................  66,638   1,175,384
    CAE, Inc...............................................  28,628     505,284
    Cameco Corp............................................ 126,853   1,358,675
    Cameco Corp............................................  64,209     688,320
#*  Canada Goose Holdings, Inc.............................   7,177     391,874
    Canadian Imperial Bank of Commerce.....................  71,968   6,214,685
    Canadian Imperial Bank of Commerce.....................  51,924   4,482,080
    Canadian National Railway Co........................... 149,760  12,802,606
#   Canadian National Railway Co...........................  76,670   6,553,752
    Canadian Natural Resources, Ltd........................ 277,144   7,604,118
#   Canadian Natural Resources, Ltd........................ 207,625   5,672,315
    Canadian Pacific Railway, Ltd..........................  31,366   6,432,359
#   Canadian Pacific Railway, Ltd..........................  12,744   2,612,520
#   Canadian Tire Corp., Ltd., Class A.....................  26,216   2,950,084
    Canadian Utilities, Ltd., Class A......................  34,145     810,018
*   Canfor Corp............................................  36,800     528,610
#*  Canopy Growth Corp.....................................  24,300     893,956
    CCL Industries, Inc., Class B..........................  45,580   1,917,445
#   Cenovus Energy, Inc.................................... 149,203   1,262,578
#   Cenovus Energy, Inc.................................... 262,140   2,217,704
*   CGI Group, Inc., Class A...............................  18,335   1,132,315
*   CGI Group, Inc., Class A...............................  56,942   3,513,321
    CI Financial Corp...................................... 122,130   1,806,275
    Constellation Software, Inc............................   6,443   4,434,215
#   Crescent Point Energy Corp............................. 187,823     887,431
    Crescent Point Energy Corp.............................  74,710     352,631
    Dollarama, Inc.........................................  78,900   2,182,194
#   Emera, Inc.............................................  10,822     333,921
    Empire Co., Ltd., Class A..............................  74,444   1,354,350
    Enbridge Income Fund Holdings, Inc.....................  66,047   1,528,696
    Enbridge, Inc.......................................... 104,109   3,243,990
#   Enbridge, Inc.......................................... 272,346   8,472,684

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                      Shares   Value>>
                                                      ------- ----------
       CANADA -- (Continued)
           Encana Corp............................... 473,733 $4,851,026
           Enerplus Corp............................. 115,000  1,070,113
           Fairfax Financial Holdings, Ltd...........  13,093  6,362,256
           Finning International, Inc................  89,607  1,860,956
           First Capital Realty, Inc.................  67,264  1,003,506
       #   First Quantum Minerals, Ltd............... 266,013  2,655,177
           Fortis, Inc............................... 103,123  3,407,536
           Franco-Nevada Corp........................  12,542    783,321
           Franco-Nevada Corp........................  19,884  1,241,358
       #   Genworth MI Canada, Inc...................  21,213    696,277
           George Weston, Ltd........................  30,680  2,231,463
           Gildan Activewear, Inc....................  35,400  1,058,141
       #   Gildan Activewear, Inc....................  26,455    791,269
           Goldcorp, Inc.............................  93,244    842,167
           Goldcorp, Inc............................. 245,789  2,217,017
           Great-West Lifeco, Inc....................  61,174  1,403,826
           Husky Energy, Inc......................... 204,536  2,891,424
           Hydro One, Ltd............................  67,923    988,055
       *   IAMGOLD Corp.............................. 118,641    407,351
           IGM Financial, Inc........................  30,040    737,737
           Imperial Oil, Ltd.........................  18,627    581,824
           Imperial Oil, Ltd.........................  41,174  1,286,276
           Industrial Alliance Insurance & Financial
            Services, Inc............................  58,329  2,062,085
           Intact Financial Corp.....................  33,900  2,678,369
           Inter Pipeline, Ltd....................... 136,824  2,218,992
           Keyera Corp...............................  48,918  1,218,816
       #   Kinder Morgan Canada, Ltd.................  26,445    318,798
       *   Kinross Gold Corp......................... 970,522  2,521,315
       *   Kinross Gold Corp.........................  22,897     59,303
           Kirkland Lake Gold, Ltd...................  79,988  1,569,441
           Linamar Corp..............................  36,136  1,496,277
           Loblaw Cos., Ltd..........................  65,361  3,268,930
           Lundin Mining Corp........................ 518,810  2,132,069
           Magna International, Inc..................  73,020  3,594,839
           Magna International, Inc..................  50,374  2,480,416
           Manulife Financial Corp................... 187,619  2,954,417
           Manulife Financial Corp................... 256,434  4,031,143
           Maple Leaf Foods, Inc.....................  20,687    470,484
       #   Maxar Technologies, Ltd...................  18,695    279,477
           Methanex Corp.............................  28,381  1,837,882
           Methanex Corp.............................   3,284    212,573
           Metro, Inc................................  80,871  2,537,727
           National Bank of Canada................... 179,377  8,142,785
           Norbord, Inc..............................   2,100     53,551
           Northland Power, Inc......................  39,900    613,753
           Nutrien, Ltd..............................  52,591  2,784,047
           Nutrien, Ltd..............................  76,336  4,040,444
           Onex Corp.................................  26,804  1,762,229
           Open Text Corp............................  39,200  1,323,292
           Open Text Corp............................  33,508  1,132,570
           Pan American Silver Corp..................  14,917    218,982
       #   Parkland Fuel Corp........................  54,700  1,836,976
           Pembina Pipeline Corp.....................  33,782  1,092,675
           Pembina Pipeline Corp.....................  78,002  2,521,025
       #   PrairieSky Royalty, Ltd...................  61,526    934,726
           Premium Brands Holdings Corp..............   3,517    236,515
           Quebecor, Inc., Class B...................  60,600  1,188,569
           Restaurant Brands International, Inc......  63,671  3,488,133
           Ritchie Bros Auctioneers, Inc.............   7,600    255,633

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
CANADA -- (Continued)
#   Ritchie Bros Auctioneers, Inc..........................  13,682 $    459,852
    Rogers Communications, Inc., Class B...................  60,368    3,108,623
    Rogers Communications, Inc., Class B...................  50,035    2,577,303
    Royal Bank of Canada................................... 239,620   17,459,342
    Royal Bank of Canada................................... 159,205   11,596,492
    Saputo, Inc............................................  59,300    1,806,770
*   Seven Generations Energy, Ltd., Class A................ 247,996    2,658,076
    Shaw Communications, Inc., Class B.....................  86,636    1,613,011
    Shaw Communications, Inc., Class B.....................  90,167    1,680,713
#*  Shopify, Inc., Class A.................................   7,521    1,039,040
#*  Shopify, Inc., Class A.................................   6,701      925,743
    SNC-Lavalin Group, Inc.................................  53,386    1,905,991
#*  Spin Master Corp.......................................   8,162      290,408
    Stantec, Inc...........................................  13,600      353,934
    Stantec, Inc...........................................  16,651      433,259
*   Stars Group, Inc. (The)................................   2,400       49,916
*   Stars Group, Inc. (The)................................  31,103      646,009
    Sun Life Financial, Inc................................  40,725    1,491,399
    Sun Life Financial, Inc................................  95,598    3,498,887
    Suncor Energy, Inc..................................... 360,829   12,103,929
    Suncor Energy, Inc..................................... 151,357    5,041,702
    Teck Resources, Ltd., Class B..........................  98,438    2,034,637
    Teck Resources, Ltd., Class B.......................... 355,719    7,352,712
    TELUS Corp.............................................  39,380    1,348,513
    Thomson Reuters Corp...................................  31,623    1,473,632
    Thomson Reuters Corp...................................  36,850    1,715,066
    TMX Group, Ltd.........................................  23,973    1,507,634
    Toromont Industries, Ltd...............................  37,298    1,756,033
    Toronto-Dominion Bank (The)............................ 232,719   12,910,075
    Toronto-Dominion Bank (The)............................ 182,144   10,101,706
    Tourmaline Oil Corp.................................... 141,809    2,068,239
    TransCanada Corp.......................................  27,734    1,045,779
    TransCanada Corp....................................... 108,805    4,104,125
*   Turquoise Hill Resources, Ltd.......................... 395,221      666,482
*   Turquoise Hill Resources, Ltd..........................  68,462      117,070
#   Vermilion Energy, Inc..................................  43,548    1,154,818
    Vermilion Energy, Inc..................................  23,732      630,322
    Waste Connections, Inc.................................  26,790    2,047,814
    West Fraser Timber Co., Ltd............................  36,084    1,812,903
    Wheaton Precious Metals Corp...........................  14,145      232,518
    Wheaton Precious Metals Corp........................... 130,595    2,145,676
#   Whitecap Resources, Inc................................ 164,179      803,155
    WSP Global, Inc........................................  28,900    1,442,750
    Yamana Gold, Inc....................................... 172,091      390,863
                                                                    ------------
TOTAL CANADA...............................................          410,770,869
                                                                    ------------
DENMARK -- (1.5%)
    Ambu A.S., Class B.....................................  29,452      613,535
    AP Moller--Maersk A.S., Class A........................     885    1,050,234
    AP Moller--Maersk A.S., Class B........................   1,369    1,727,965
    Carlsberg A.S., Class B................................  22,480    2,479,917
    Chr Hansen Holding A.S.................................  25,779    2,602,185
    Coloplast A.S., Class B................................  36,465    3,402,678
    Danske Bank A.S........................................ 148,586    2,843,732
    DSV A.S................................................  55,743    4,471,958
*   Genmab A.S.............................................  24,245    3,317,540
    GN Store Nord A.S......................................  21,271      902,287
    H Lundbeck A.S.........................................  35,246    1,643,931
    ISS A.S................................................  38,402    1,261,166

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
DENMARK -- (Continued)
    Novo Nordisk A.S., Sponsored ADR.......................    60,487 $ 2,611,829
    Novo Nordisk A.S., Class B.............................   483,626  20,886,141
    Novozymes A.S., Class B................................    74,179   3,663,329
    Orsted A.S.............................................    40,202   2,549,238
#   Pandora A.S............................................    60,601   3,787,328
    Rockwool International A.S., Class B...................     3,216   1,098,773
#   Tryg A.S...............................................    45,535   1,097,665
    Vestas Wind Systems A.S................................   120,586   7,561,993
#*  William Demant Holding A.S.............................    52,094   1,712,419
                                                                      -----------
TOTAL DENMARK..............................................            71,285,843
                                                                      -----------
FINLAND -- (1.0%)
    Elisa Oyj..............................................    65,040   2,587,683
    Fortum Oyj.............................................   219,361   4,617,703
    Kesko Oyj, Class B.....................................    12,051     703,809
    Kone Oyj, Class B......................................   107,052   5,210,701
    Neste Oyj..............................................    51,580   4,235,498
    Nokia Oyj.............................................. 1,083,257   6,118,868
    Nokia Oyj..............................................   268,823   1,525,028
    Sampo Oyj, Class A.....................................   140,366   6,455,020
    Stora Enso Oyj, Class R................................   270,938   4,070,898
    UPM-Kymmene Oyj........................................   336,758  10,826,343
    Wartsila Oyj Abp.......................................   125,430   2,134,266
                                                                      -----------
TOTAL FINLAND..............................................            48,485,817
                                                                      -----------
FRANCE -- (9.1%)
    Accor SA...............................................    50,027   2,285,854
    Aeroports de Paris.....................................    10,445   2,184,602
    Air Liquide SA.........................................   121,498  14,687,436
    Airbus SE..............................................   178,673  19,745,908
#   Alstom SA..............................................    65,576   2,863,878
    Amundi SA..............................................    19,582   1,163,285
    Arkema SA..............................................    52,783   5,537,654
    Atos SE................................................    48,267   4,128,137
    AXA SA.................................................   407,225  10,191,487
    BioMerieux.............................................    16,242   1,238,589
    BNP Paribas SA.........................................   232,592  12,121,310
    Bollore SA.............................................   345,594   1,462,136
    Bouygues SA............................................   123,422   4,496,348
    Bureau Veritas SA......................................    89,424   2,017,413
    Capgemini SE...........................................    40,976   5,003,362
    Carrefour SA...........................................   410,069   7,952,786
#   Casino Guichard Perrachon SA...........................    15,181     669,524
    Cie de Saint-Gobain....................................   242,663   9,141,463
    Cie Generale des Etablissements Michelin SCA...........   107,620  11,017,545
    Cie Plastic Omnium SA..................................    22,415     623,186
    CNP Assurances.........................................    83,838   1,868,538
    Credit Agricole SA.....................................   287,945   3,687,842
    Danone SA, Sponsored ADR...............................    13,003     183,992
    Danone SA..............................................   168,827  11,955,206
    Dassault Aviation SA...................................       475     787,758
    Dassault Systemes SE...................................    33,488   4,192,180
    Edenred................................................    88,117   3,342,555
    Eiffage SA.............................................    66,900   6,533,583
    Electricite de France SA...............................   242,121   4,011,472
#   Engie SA...............................................   426,169   5,662,591
    EssilorLuxottica SA....................................    49,889   6,813,766
    Eurofins Scientific SE.................................     4,628   2,332,246

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
FRANCE -- (Continued)
    Eutelsat Communications SA.............................  52,201 $  1,057,310
    Faurecia SA............................................  57,940    2,808,835
    Getlink................................................  89,678    1,127,997
    Hermes International...................................   9,829    5,611,392
#   Iliad SA...............................................   8,303      959,704
    Imerys SA..............................................  18,021    1,110,870
    Ingenico Group SA......................................   3,464      245,164
    Ipsen SA...............................................  10,424    1,445,323
    JCDecaux SA............................................  24,468      803,230
    Kering SA..............................................  21,474    9,544,945
    Legrand SA.............................................  87,469    5,711,807
    L'Oreal SA.............................................  53,762   12,112,914
    LVMH Moet Hennessy Louis Vuitton SE....................  85,899   26,062,223
    Natixis SA............................................. 454,927    2,655,819
    Orange SA, Sponsored ADR...............................  45,487      707,323
    Orange SA.............................................. 735,803   11,484,671
    Orpea..................................................  17,053    2,099,443
    Pernod Ricard SA.......................................  33,971    5,180,121
    Peugeot SA............................................. 482,014   11,457,850
    Publicis Groupe SA..................................... 117,970    6,828,920
    Remy Cointreau SA......................................   6,312      749,212
    Renault SA.............................................  88,806    6,631,492
    Safran SA..............................................  90,608   11,709,078
    Sanofi................................................. 227,436   20,323,811
    Sartorius Stedim Biotech...............................   9,850    1,220,521
    Schneider Electric SE.................................. 135,305    9,784,052
    Schneider Electric SE..................................     935       68,144
    SCOR SE................................................  83,088    3,839,561
    SEB SA.................................................  11,867    1,701,565
    SES SA................................................. 257,235    5,520,876
    Societe Generale SA.................................... 178,190    6,532,042
#   Sodexo SA..............................................  32,348    3,301,984
    Sodexo SA..............................................  16,625    1,696,988
    STMicroelectronics NV.................................. 228,277    3,470,136
    Suez................................................... 137,360    1,981,321
    Teleperformance........................................  29,156    4,801,762
    Thales SA..............................................  34,593    4,418,150
#   Total SA............................................... 510,163   29,934,030
    TOTAL SA, Sponsored ADR................................ 134,482    7,880,645
*   Ubisoft Entertainment SA...............................  23,956    2,148,914
    Valeo SA............................................... 111,464    3,595,188
    Veolia Environnement SA, ADR...........................  17,086      340,268
    Veolia Environnement SA................................ 103,111    2,054,950
    Vinci SA............................................... 155,899   13,874,917
    Vivendi SA............................................. 215,143    5,188,875
*   Worldline SA...........................................   3,967      208,709
                                                                    ------------
TOTAL FRANCE...............................................          431,896,684
                                                                    ------------
GERMANY -- (6.9%)
    1&1 Drillisch AG.......................................  14,204      633,588
    Adidas AG..............................................  55,653   13,087,577
    Allianz SE, Sponsored ADR.............................. 243,452    5,058,933
    Allianz SE.............................................  64,453   13,426,839
    Aroundtown SA.......................................... 233,551    1,935,348
    Axel Springer SE.......................................  28,796    1,912,256
    BASF SE, Sponsored ADR.................................  32,000      614,400
    BASF SE................................................ 282,118   21,649,316
    Bayer AG............................................... 182,613   13,997,730
    Bayerische Motoren Werke AG............................ 115,836    9,974,730

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
GERMANY -- (Continued)
    Beiersdorf AG..........................................    18,320 $ 1,894,239
    Brenntag AG............................................    69,075   3,607,414
    Carl Zeiss Meditec AG..................................     6,394     523,755
*   Commerzbank AG.........................................   413,991   3,898,101
    Continental AG.........................................    37,834   6,234,512
    Covestro AG............................................    67,873   4,377,048
    Daimler AG.............................................   315,131  18,667,289
    Deutsche Bank AG.......................................    78,162     763,934
    Deutsche Bank AG.......................................   619,913   6,056,550
    Deutsche Boerse AG.....................................    60,725   7,673,970
    Deutsche Lufthansa AG..................................   185,253   3,718,606
    Deutsche Post AG.......................................   287,182   9,067,848
    Deutsche Telekom AG, Sponsored ADR.....................    86,383   1,412,362
    Deutsche Telekom AG.................................... 1,070,240  17,553,730
    Deutsche Wohnen SE.....................................    85,465   3,909,183
    E.ON SE, Sponsored ADR.................................     4,000      38,640
    E.ON SE................................................   749,019   7,243,060
    Evonik Industries AG...................................    86,820   2,685,844
    Fielmann AG............................................     8,108     502,935
    Fraport AG Frankfurt Airport Services Worldwide........    21,450   1,656,488
    Fresenius Medical Care AG & Co. KGaA...................    48,135   3,779,392
    Fresenius SE & Co. KGaA................................   101,289   6,437,502
    Fuchs Petrolub SE......................................    15,902     688,525
    GEA Group AG...........................................    46,242   1,405,109
    Hannover Rueck SE......................................    18,952   2,548,682
    Hapag-Lloyd AG.........................................    16,445     608,066
    HeidelbergCement AG....................................    56,560   3,838,412
    Hella GmbH & Co KGaA...................................    19,240     899,976
    Henkel AG & Co. KGaA...................................    24,965   2,445,518
    Hochtief AG............................................     6,209     920,101
    Hugo Boss AG...........................................    20,243   1,446,635
    Infineon Technologies AG...............................   349,463   7,002,152
*   Innogy SE..............................................    68,747   2,869,472
    KION Group AG..........................................    41,267   2,411,478
    Lanxess AG.............................................    50,560   3,129,548
    LEG Immobilien AG......................................    22,157   2,421,960
    MAN SE.................................................     9,000     937,550
    Merck KGaA.............................................    34,847   3,728,741
    METRO AG...............................................    43,789     658,731
    MTU Aero Engines AG....................................    29,542   6,272,713
    Muenchener Rueckversicherungs-Gesellschaft AG in
      Muenchen.............................................    30,988   6,655,773
    Nemetschek SE..........................................     1,086     142,763
    OSRAM Licht AG.........................................    22,115     896,026
    ProSiebenSat.1 Media SE................................   104,420   2,411,213
    Puma SE................................................       620     318,816
    Puma SE................................................     1,790     921,473
*   QIAGEN NV..............................................    66,541   2,415,344
    Rational AG............................................     1,487     860,952
    RTL Group SA...........................................    13,401     860,134
    RWE AG.................................................   299,299   5,822,626
    SAP SE.................................................   193,351  20,702,757
    Siemens AG.............................................   156,357  17,972,740
    Symrise AG.............................................    43,831   3,671,596
*   Talanx AG..............................................    29,641   1,059,111
    Telefonica Deutschland Holding AG......................   291,486   1,133,130
    Thyssenkrupp AG........................................   146,949   3,080,221
    Uniper SE..............................................    82,229   2,372,995
    United Internet AG.....................................    55,956   2,315,507
    Volkswagen AG..........................................    12,788   2,105,275

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
GERMANY -- (Continued)
    Vonovia SE.............................................   120,373 $  5,500,622
    Wacker Chemie AG.......................................    11,688    1,044,023
    Wirecard AG............................................    23,169    4,333,922
*   Zalando SE.............................................    16,365      632,591
                                                                      ------------
TOTAL GERMANY..............................................            325,456,098
                                                                      ------------
HONG KONG -- (2.7%)
    AIA Group, Ltd......................................... 3,407,600   25,921,759
    ASM Pacific Technology, Ltd............................   155,600    1,349,481
#   Bank of East Asia, Ltd. (The)..........................   403,068    1,306,868
    BOC Aviation, Ltd......................................    96,800      693,868
    BOC Hong Kong Holdings, Ltd............................   886,000    3,316,923
    Cathay Pacific Airways, Ltd............................   300,000      382,223
    Chow Tai Fook Jewellery Group, Ltd.....................   338,600      297,103
    CK Asset Holdings, Ltd.................................   515,462    3,354,495
    CK Hutchison Holdings, Ltd.............................   559,462    5,634,968
    CK Infrastructure Holdings, Ltd........................   204,000    1,493,000
    CLP Holdings, Ltd......................................   425,900    4,772,391
    Galaxy Entertainment Group, Ltd........................   704,000    3,822,109
    Great Eagle Holdings, Ltd..............................    54,701      249,803
    Guoco Group, Ltd.......................................    11,000      184,617
    Haitong International Securities Group, Ltd............   722,381      236,781
    Hang Lung Group, Ltd...................................   505,000    1,243,279
    Hang Lung Properties, Ltd..............................   814,000    1,475,515
    Hang Seng Bank, Ltd....................................   156,600    3,671,889
    Henderson Land Development Co., Ltd....................   313,156    1,460,585
#   HK Electric Investments & HK Electric
      Investments, Ltd.....................................   622,000      591,783
    HKT Trust & HKT, Ltd................................... 2,322,000    3,202,428
    Hong Kong & China Gas Co., Ltd......................... 1,940,486    3,706,597
    Hong Kong Exchanges & Clearing, Ltd....................   365,832    9,740,924
    Hopewell Holdings, Ltd.................................     3,000        9,269
    Hysan Development Co., Ltd.............................   222,638    1,044,104
    Kerry Properties, Ltd..................................   372,893    1,173,980
    Kingston Financial Group, Ltd.......................... 1,184,000      274,364
*   Landing International Development, Ltd.................    91,200       19,020
    Li & Fung, Ltd......................................... 3,200,000      635,079
    Man Wah Holdings, Ltd..................................   220,800      101,887
#   Melco International Development, Ltd...................   577,000      990,296
    Melco Resorts & Entertainment, Ltd., ADR...............    34,136      567,682
    MGM China Holdings, Ltd................................   299,200      424,647
#   MTR Corp., Ltd.........................................   362,229    1,757,619
    NagaCorp., Ltd.........................................   648,000      594,101
    New World Development Co., Ltd......................... 2,372,861    3,018,670
#   NWS Holdings, Ltd......................................   468,514      929,915
    PCCW, Ltd.............................................. 3,185,712    1,749,177
    Power Assets Holdings, Ltd.............................   290,707    1,941,316
    Prada SpA..............................................   166,100      590,072
    Samsonite International SA.............................   844,800    2,436,387
    Sands China, Ltd.......................................   740,000    2,926,333
    Shangri-La Asia, Ltd...................................   493,155      673,647
    Sino Land Co., Ltd..................................... 1,515,055    2,380,156
    SJM Holdings, Ltd......................................   914,000      740,653
    Sun Hung Kai Properties, Ltd...........................   365,108    4,745,009
    Swire Pacific, Ltd., Class A...........................   251,500    2,612,754
    Swire Pacific, Ltd., Class B...........................   442,500      714,224
    Swire Properties, Ltd..................................   273,000      932,930
    Techtronic Industries Co., Ltd.........................   507,500    2,389,700
    Vitasoy International Holdings, Ltd....................   118,000      376,173
    VTech Holdings, Ltd....................................    30,900      363,026

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
HONG KONG -- (Continued)
    WH Group, Ltd.......................................... 5,525,000 $  3,880,011
    Wharf Holdings, Ltd. (The).............................   603,609    1,508,902
    Wharf Real Estate Investment Co., Ltd..................   254,609    1,582,173
    Wheelock & Co., Ltd....................................   314,000    1,678,649
    Wynn Macau, Ltd........................................   468,800      976,579
    Xinyi Glass Holdings, Ltd.............................. 1,528,000    1,517,138
    Yue Yuen Industrial Holdings, Ltd......................   573,500    1,574,695
                                                                      ------------
TOTAL HONG KONG............................................            127,939,726
                                                                      ------------
IRELAND -- (0.6%)
    AIB Group P.L.C........................................   280,110    1,350,501
    Bank of Ireland Group P.L.C............................   476,305    3,365,385
    CRH P.L.C..............................................    51,236    1,528,277
#   CRH P.L.C., Sponsored ADR..............................   185,965    5,538,038
    CRH P.L.C..............................................    33,732    1,007,254
    Kerry Group P.L.C., Class A............................    26,868    2,752,498
    Kerry Group P.L.C., Class A............................    18,318    1,873,241
    Kingspan Group P.L.C...................................    68,522    2,977,121
    Paddy Power Betfair P.L.C..............................    33,715    2,909,951
    Smurfit Kappa Group P.L.C..............................   125,212    4,070,718
                                                                      ------------
TOTAL IRELAND..............................................             27,372,984
                                                                      ------------
ISRAEL -- (0.5%)
    Azrieli Group, Ltd.....................................    13,131      637,615
    Bank Hapoalim BM.......................................   437,826    2,961,956
    Bank Leumi Le-Israel BM................................   662,599    4,131,770
    Bezeq The Israeli Telecommunication Corp., Ltd.........   542,172      622,568
    Delek Group, Ltd.......................................     1,356      227,361
    Elbit Systems, Ltd.....................................     6,571      784,353
#   Elbit Systems, Ltd.....................................     1,593      190,348
    First International Bank Of Israel, Ltd................    27,637      595,151
    Israel Chemicals, Ltd..................................   241,997    1,393,906
    Israel Discount Bank, Ltd., Class A....................   790,018    2,581,747
    Melisron, Ltd..........................................     3,727      158,022
    Mizrahi Tefahot Bank, Ltd..............................    84,116    1,415,717
#*  Nice, Ltd., Sponsored ADR..............................    18,312    1,939,973
*   SodaStream International, Ltd..........................     2,466      353,175
    Strauss Group, Ltd.....................................    25,158      551,625
    Teva Pharmaceutical Industries, Ltd., Sponsored ADR....   214,832    4,292,343
    Teva Pharmaceutical Industries, Ltd....................     5,899      117,823
*   Tower Semiconductor, Ltd...............................    44,372      687,673
                                                                      ------------
TOTAL ISRAEL...............................................             23,643,126
                                                                      ------------
ITALY -- (2.0%)
    Assicurazioni Generali SpA.............................   451,094    7,279,229
    Atlantia SpA...........................................   146,507    2,943,894
    CNH Industrial NV......................................   321,761    3,344,804
    Davide Campari-Milano SpA..............................   150,473    1,158,077
    Enel SpA............................................... 2,271,536   11,137,488
    Eni SpA................................................   608,545   10,807,608
#   Eni SpA, Sponsored ADR.................................    67,929    2,400,611
    Ferrari NV.............................................    35,703    4,180,931
#   Ferrari NV.............................................     4,494      526,292
*   Fiat Chrysler Automobiles NV...........................   545,160    8,296,485
*   Fiat Chrysler Automobiles NV...........................   120,991    1,828,174
    FinecoBank Banca Fineco SpA............................   174,513    1,823,944
    Intesa Sanpaolo SpA.................................... 3,120,423    6,911,969
    Leonardo SpA...........................................   186,398    2,020,684

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
ITALY -- (Continued)
    Luxottica Group SpA....................................    43,541 $ 2,734,516
    Mediobanca Banca di Credito Finanziario SpA............   302,174   2,646,372
    Moncler SpA............................................    78,978   2,742,731
    Poste Italiane SpA.....................................   301,358   2,162,364
    Prysmian SpA...........................................    74,042   1,438,392
    Recordati SpA..........................................    32,606   1,103,832
    Snam SpA...............................................   622,365   2,573,203
*   Telecom Italia SpA..................................... 7,038,751   4,139,867
*   Telecom Italia SpA, Sponsored ADR......................    78,565     467,462
    Tenaris SA.............................................    33,701     496,100
#   Tenaris SA, ADR........................................    19,881     581,122
    Terna Rete Elettrica Nazionale SpA.....................   497,203   2,568,298
#   UniCredit SpA..........................................   415,856   5,316,783
#   UnipolSai Assicurazioni SpA............................   435,045     949,812
                                                                      -----------
TOTAL ITALY................................................            94,581,044
                                                                      -----------
JAPAN -- (22.8%)
    ABC-Mart, Inc..........................................     8,200     479,413
#   Acom Co., Ltd..........................................   139,900     514,958
    Advantest Corp.........................................    26,200     483,665
    Aeon Co., Ltd..........................................   219,700   5,042,587
    AEON Financial Service Co., Ltd........................    62,400   1,221,278
    Aeon Mall Co., Ltd.....................................    38,848     717,468
    AGC, Inc...............................................   127,600   4,179,466
    Aica Kogyo Co., Ltd....................................    21,600     643,010
    Ain Holdings, Inc......................................    15,200   1,192,102
    Air Water, Inc.........................................   107,400   1,739,776
    Aisin Seiki Co., Ltd...................................    58,800   2,299,741
    Ajinomoto Co., Inc.....................................   157,600   2,546,099
    Alfresa Holdings Corp..................................    60,300   1,608,302
    Alps Electric Co., Ltd.................................   111,300   2,623,651
    Amada Holdings Co., Ltd................................   164,700   1,551,611
    ANA Holdings, Inc......................................    30,900   1,039,030
    Anritsu Corp...........................................    20,400     309,220
    Aozora Bank, Ltd.......................................    40,900   1,411,311
    Ariake Japan Co., Ltd..................................     3,500     310,170
    Asahi Group Holdings, Ltd..............................   104,500   4,592,259
    Asahi Intecc Co., Ltd..................................    27,400   1,122,149
    Asahi Kasei Corp.......................................   409,700   4,915,764
    Asics Corp.............................................    50,700     733,808
    Astellas Pharma, Inc...................................   418,175   6,460,885
    Azbil Corp.............................................    39,800     741,372
    Bandai Namco Holdings, Inc.............................    70,000   2,490,232
    Bank of Kyoto, Ltd. (The)..............................    27,588   1,238,758
    Benefit One, Inc.......................................    13,100     337,676
    Benesse Holdings, Inc..................................    24,000     669,327
    Bic Camera, Inc........................................    52,900     698,402
    Bridgestone Corp.......................................   189,813   7,319,052
    Brother Industries, Ltd................................   131,200   2,401,167
    Calbee, Inc............................................    24,500     812,842
    Canon Marketing Japan, Inc.............................    25,100     474,968
#   Canon, Inc., Sponsored ADR.............................    46,918   1,322,149
    Canon, Inc.............................................   222,800   6,346,104
    Capcom Co., Ltd........................................    25,800     537,800
#   Casio Computer Co., Ltd................................    59,700     901,061
    Central Japan Railway Co...............................    36,845   7,070,872
    Chiba Bank, Ltd. (The).................................   251,337   1,590,048
    Chiyoda Corp...........................................    83,100     413,501
    Chubu Electric Power Co., Inc..........................   154,800   2,232,322

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Chugai Pharmaceutical Co., Ltd.........................  42,900 $2,511,657
     Chugoku Bank, Ltd. (The)...............................  66,700    598,959
     Chugoku Electric Power Co., Inc. (The).................  73,000    938,976
     Ci:z Holdings Co., Ltd.................................   5,900    305,728
     Citizen Watch Co., Ltd................................. 164,600    947,431
     Coca-Cola Bottlers Japan Holdings, Inc.................  48,600  1,271,920
     COMSYS Holdings Corp...................................  50,600  1,408,215
     Concordia Financial Group, Ltd......................... 445,700  2,039,861
     Cosmo Energy Holdings Co., Ltd.........................  50,000  1,838,929
     Cosmos Pharmaceutical Corp.............................   2,500    510,993
     Credit Saison Co., Ltd.................................  75,500  1,198,942
     CyberAgent, Inc........................................  32,100  1,365,957
     Dai Nippon Printing Co., Ltd........................... 102,000  2,288,625
     Daicel Corp............................................ 174,000  1,840,749
     Daido Steel Co., Ltd...................................  18,500    761,655
     Daifuku Co., Ltd.......................................  26,849  1,153,063
     Dai-ichi Life Holdings, Inc............................ 222,865  4,182,133
     Daiichi Sankyo Co., Ltd................................  95,146  3,636,783
     Daiichikosho Co., Ltd..................................  20,900    964,655
     Daikin Industries, Ltd.................................  71,800  8,322,474
 #   Daio Paper Corp........................................  25,700    333,197
     Daito Trust Construction Co., Ltd......................  21,300  2,808,157
     Daiwa House Industry Co., Ltd.......................... 210,200  6,346,844
     Daiwa Securities Group, Inc............................ 653,000  3,744,765
     DeNA Co., Ltd..........................................  45,300    753,512
     Denka Co., Ltd.........................................  63,400  2,061,940
     Denso Corp............................................. 116,400  5,192,107
     Dentsu, Inc............................................  58,982  2,735,574
     DIC Corp...............................................  65,500  1,932,913
     Disco Corp.............................................   9,300  1,478,327
     DMG Mori Co., Ltd......................................  39,100    564,141
     Don Quijote Holdings Co., Ltd..........................  33,700  2,013,145
     Dowa Holdings Co., Ltd.................................  29,440    856,799
     East Japan Railway Co..................................  83,800  7,318,897
     Ebara Corp.............................................  51,700  1,505,827
     Eisai Co., Ltd.........................................  34,900  2,906,485
     Electric Power Development Co., Ltd....................  34,500    939,275
     en-japan, Inc..........................................  14,300    570,385
     Ezaki Glico Co., Ltd...................................  24,600  1,226,316
     FamilyMart UNY Holdings Co., Ltd.......................  15,986  1,852,913
     Fancl Corp.............................................   7,000    309,552
     FANUC Corp.............................................  34,400  5,984,462
     Fast Retailing Co., Ltd................................  16,300  8,207,135
     FP Corp................................................  10,000    512,475
     Fuji Electric Co., Ltd.................................  53,600  1,636,165
     Fuji Media Holdings, Inc...............................  21,500    348,944
     Fuji Oil Holdings, Inc.................................  23,100    666,263
     Fuji Seal International, Inc...........................   1,200     36,401
     FUJIFILM Holdings Corp.................................  96,100  4,156,361
     Fujikura, Ltd.......................................... 157,000    677,269
     Fujitsu General, Ltd...................................   1,300     19,474
     Fujitsu, Ltd...........................................  90,944  5,532,884
     Fukuoka Financial Group, Inc...........................  59,600  1,464,415
     Fukuyama Transporting Co., Ltd.........................  13,307    515,640
     Furukawa Electric Co., Ltd.............................  60,617  1,635,879
     Fuyo General Lease Co., Ltd............................   2,500    138,880
     Glory, Ltd.............................................  22,100    514,629
     GMO internet, Inc......................................  18,500    264,373
     GMO Payment Gateway, Inc...............................  11,000    532,907

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    GS Yuasa Corp..........................................  25,000 $   513,180
#   GungHo Online Entertainment, Inc....................... 139,300     251,836
    Gunma Bank, Ltd. (The)................................. 169,400     766,934
    H2O Retailing Corp.....................................  43,300     672,761
    Hachijuni Bank, Ltd. (The)............................. 170,000     718,056
    Hakuhodo DY Holdings, Inc..............................  75,400   1,257,565
    Hamamatsu Photonics KK.................................  28,600     956,086
    Hankyu Hanshin Holdings, Inc...........................  86,700   2,863,756
#   Harmonic Drive Systems, Inc............................  12,100     367,833
    Haseko Corp............................................ 174,400   2,209,928
    Heiwa Corp.............................................  27,200     622,065
    Hikari Tsushin, Inc....................................   6,000   1,047,926
    Hino Motors, Ltd....................................... 143,500   1,373,622
    Hirose Electric Co., Ltd...............................  10,600   1,010,263
    Hiroshima Bank, Ltd. (The)............................. 118,800     732,770
#   HIS Co., Ltd...........................................  13,200     402,025
    Hisamitsu Pharmaceutical Co., Inc......................   7,900     445,145
    Hitachi Capital Corp...................................  47,100   1,154,851
    Hitachi Chemical Co., Ltd..............................  50,800     800,711
    Hitachi Construction Machinery Co., Ltd................  66,800   1,773,568
    Hitachi High-Technologies Corp.........................  27,165   1,019,486
    Hitachi Metals, Ltd.................................... 129,400   1,521,604
    Hitachi Transport System, Ltd..........................  26,015     668,030
    Hitachi, Ltd........................................... 284,615   8,700,736
    Hitachi, Ltd., ADR.....................................  30,119   1,843,132
    Hokuhoku Financial Group, Inc..........................  24,800     307,238
*   Hokuriku Electric Power Co.............................  11,600     108,061
    Honda Motor Co., Ltd., Sponsored ADR...................  87,648   2,497,968
    Honda Motor Co., Ltd................................... 389,069  11,106,181
    Horiba, Ltd............................................  21,600   1,010,880
    Hoshizaki Corp.........................................   9,600     774,917
    House Foods Group, Inc.................................  24,200     696,028
    Hoya Corp.............................................. 116,700   6,602,391
    Hulic Co., Ltd.........................................  70,100     641,458
    Ibiden Co., Ltd........................................  36,700     453,177
    Ichigo, Inc............................................ 136,400     445,326
#   Idemitsu Kosan Co., Ltd................................  85,300   3,864,317
    IHI Corp...............................................  83,300   3,047,319
    Iida Group Holdings Co., Ltd...........................  75,600   1,376,134
    Inpex Corp............................................. 214,817   2,446,037
    Isetan Mitsukoshi Holdings, Ltd........................ 129,380   1,512,102
    Isuzu Motors, Ltd...................................... 261,993   3,434,870
    Ito En, Ltd............................................  19,100     813,019
    ITOCHU Corp............................................ 273,400   5,070,464
    Itochu Techno-Solutions Corp...........................  37,900     718,737
    Itoham Yonekyu Holdings, Inc...........................  62,500     393,590
    Iyo Bank, Ltd. (The)................................... 108,700     644,718
    Izumi Co., Ltd.........................................  17,700     961,008
    J Front Retailing Co., Ltd............................. 104,700   1,372,021
    Japan Airlines Co., Ltd................................  35,100   1,245,739
    Japan Airport Terminal Co., Ltd........................  13,200     508,435
    Japan Exchange Group, Inc.............................. 167,200   2,994,671
#   Japan Lifeline Co., Ltd................................  14,800     215,770
    Japan Post Holdings Co., Ltd........................... 325,490   3,859,817
    Japan Steel Works, Ltd. (The)..........................  11,400     240,909
    Japan Tobacco, Inc..................................... 308,300   7,921,862
    JFE Holdings, Inc...................................... 151,208   2,841,436
    JGC Corp...............................................  63,000   1,219,481
    JSR Corp...............................................  69,900   1,041,732

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    JTEKT Corp.............................................   149,660 $ 1,862,015
    JXTG Holdings, Inc..................................... 1,330,870   8,992,665
    Kagome Co., Ltd........................................    14,800     394,026
    Kajima Corp............................................   272,500   3,508,855
    Kakaku.com, Inc........................................    38,000     688,259
    Kaken Pharmaceutical Co., Ltd..........................    15,500     777,184
    Kamigumi Co., Ltd......................................    50,400   1,039,986
    Kandenko Co., Ltd......................................    50,400     513,379
    Kaneka Corp............................................    30,600   1,278,954
    Kansai Electric Power Co., Inc. (The)..................   178,800   2,736,623
    Kansai Paint Co., Ltd..................................    54,100     799,397
    Kao Corp...............................................   150,900  10,038,203
    Kawasaki Heavy Industries, Ltd.........................    74,800   1,772,642
#*  Kawasaki Kisen Kaisha, Ltd.............................    34,300     457,065
    KDDI Corp..............................................   554,400  13,416,389
    Keihan Holdings Co., Ltd...............................    48,900   1,855,568
#   Keikyu Corp............................................    71,400   1,056,713
    Keio Corp..............................................    26,400   1,433,892
    Keisei Electric Railway Co., Ltd.......................    27,700     853,660
    Kewpie Corp............................................    54,900   1,261,965
    Keyence Corp...........................................    20,302   9,917,923
    Kikkoman Corp..........................................    20,100   1,101,225
    Kinden Corp............................................    60,200     965,236
    Kintetsu Group Holdings Co., Ltd.......................    43,128   1,656,720
    Kirin Holdings Co., Ltd................................   266,000   6,347,432
    Kobayashi Pharmaceutical Co., Ltd......................    10,200     665,265
    Kobe Steel, Ltd........................................   276,592   2,223,888
    Koei Tecmo Holdings Co., Ltd...........................     3,840      60,779
    Koito Manufacturing Co., Ltd...........................    36,400   1,732,862
    Kokuyo Co., Ltd........................................    34,600     546,218
    Komatsu, Ltd...........................................   253,700   6,606,968
    Konami Holdings Corp...................................    28,300   1,079,650
    Konica Minolta, Inc....................................   270,800   2,680,484
    Kose Corp..............................................     9,390   1,403,305
    K's Holdings Corp......................................    87,656   1,107,352
    Kubota Corp............................................   213,200   3,365,742
    Kuraray Co., Ltd.......................................   206,200   2,832,263
    Kurita Water Industries, Ltd...........................    51,700   1,273,377
    Kusuri no Aoki Holdings Co., Ltd.......................     6,500     467,175
    Kyocera Corp...........................................    67,715   3,664,930
    Kyowa Exeo Corp........................................    33,200     894,927
    Kyowa Hakko Kirin Co., Ltd.............................    45,400     879,255
    Kyudenko Corp..........................................    22,400     814,992
    Kyushu Electric Power Co., Inc.........................    99,400   1,154,725
    Kyushu Financial Group, Inc............................   161,900     714,469
    Kyushu Railway Co......................................    32,400     995,004
#   Lawson, Inc............................................    20,000   1,269,550
#*  LINE Corp..............................................     9,300     296,502
    Lintec Corp............................................    13,500     319,503
    Lion Corp..............................................    49,100     923,122
    LIXIL Group Corp.......................................   133,640   2,100,916
    M3, Inc................................................   132,200   2,142,568
    Mabuchi Motor Co., Ltd.................................    18,800     668,741
    Maeda Corp.............................................    72,500     819,225
    Maeda Road Construction Co., Ltd.......................     1,400      25,499
    Makita Corp., Sponsored ADR............................     2,260      78,163
    Makita Corp............................................    43,500   1,503,897
    Marubeni Corp..........................................   333,400   2,703,437
    Maruha Nichiro Corp....................................    16,800     608,193

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
    Marui Group Co., Ltd...................................    68,300 $1,470,621
    Maruichi Steel Tube, Ltd...............................    22,700    654,081
#   Matsui Securities Co., Ltd.............................    44,800    456,597
    Matsumotokiyoshi Holdings Co., Ltd.....................    19,200    694,154
    Mazda Motor Corp.......................................   289,599  3,084,543
    McDonald's Holdings Co. Japan, Ltd.....................    16,800    739,407
    Mebuki Financial Group, Inc............................   394,349  1,200,936
    Medipal Holdings Corp..................................    56,150  1,201,952
    Megmilk Snow Brand Co., Ltd............................    12,500    292,406
    MEIJI Holdings Co., Ltd................................    45,512  3,019,707
    Minebea Mitsumi, Inc...................................   152,500  2,332,948
    MISUMI Group, Inc......................................    78,700  1,577,210
    Mitsubishi Chemical Holdings Corp......................   471,990  3,679,348
    Mitsubishi Corp........................................   284,600  8,010,149
    Mitsubishi Electric Corp...............................   473,900  5,999,304
    Mitsubishi Estate Co., Ltd.............................   252,253  4,031,457
    Mitsubishi Gas Chemical Co., Inc.......................    61,700  1,035,707
    Mitsubishi Heavy Industries, Ltd.......................    92,300  3,253,733
#   Mitsubishi Logistics Corp..............................    25,500    584,599
    Mitsubishi Materials Corp..............................    65,500  1,813,360
    Mitsubishi Motors Corp.................................   257,299  1,616,164
    Mitsubishi Tanabe Pharma Corp..........................    79,600  1,175,766
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.... 1,275,950  7,681,219
    Mitsubishi UFJ Financial Group, Inc.................... 1,304,972  7,898,328
    Mitsubishi UFJ Lease & Finance Co., Ltd................   368,600  1,894,313
    Mitsui & Co., Ltd., Sponsored ADR......................     2,528    844,365
    Mitsui & Co., Ltd......................................   292,655  4,889,856
    Mitsui Chemicals, Inc..................................   116,600  2,614,656
    Mitsui Fudosan Co., Ltd................................   172,600  3,887,337
    Mitsui Mining & Smelting Co., Ltd......................    43,200  1,223,971
    Mitsui OSK Lines, Ltd..................................    70,700  1,718,333
    Miura Co., Ltd.........................................    14,600    356,560
    Mixi, Inc..............................................    29,700    648,943
    Mizuho Financial Group, Inc............................ 4,852,330  8,333,212
#   Mizuho Financial Group, Inc., ADR......................   269,746    927,926
    MonotaRO Co., Ltd......................................    38,200    842,180
    Morinaga & Co., Ltd....................................    19,499    782,355
    MS&AD Insurance Group Holdings, Inc....................   109,195  3,279,914
    Murata Manufacturing Co., Ltd..........................    32,700  5,089,272
    Nabtesco Corp..........................................    55,700  1,222,662
    Nagase & Co., Ltd......................................    45,500    714,672
    Nagoya Railroad Co., Ltd...............................    56,100  1,354,888
    Nakanishi, Inc.........................................     7,200    168,450
    Nankai Electric Railway Co., Ltd.......................    37,200    911,027
    NEC Corp...............................................   128,555  3,690,188
*   Nexon Co., Ltd.........................................   110,700  1,262,782
    NGK Insulators, Ltd....................................   102,500  1,442,592
    NGK Spark Plug Co., Ltd................................    84,900  1,717,973
    NH Foods, Ltd..........................................    44,300  1,527,723
    NHK Spring Co., Ltd....................................   146,500  1,254,432
    Nichirei Corp..........................................    51,700  1,241,732
    Nidec Corp.............................................    52,100  6,691,975
#   Nidec Corp., Sponsored ADR.............................    29,143    933,887
    Nifco, Inc.............................................    45,800  1,043,759
    Nihon Kohden Corp......................................    26,200    784,381
    Nihon M&A Center, Inc..................................    39,600    948,907
    Nihon Unisys, Ltd......................................    23,400    512,793
    Nikon Corp.............................................   124,000  2,161,647
    Nintendo Co., Ltd......................................    17,500  5,463,549

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nippo Corp.............................................  28,200 $  462,345
     Nippon Electric Glass Co., Ltd.........................  41,600  1,048,132
     Nippon Express Co., Ltd................................  37,600  2,372,880
     Nippon Gas Co., Ltd....................................  17,500    529,357
     Nippon Kayaku Co., Ltd.................................  58,000    690,268
 #   Nippon Paint Holdings Co., Ltd.........................  38,000  1,186,999
 #   Nippon Paper Industries Co., Ltd.......................  49,900    904,080
     Nippon Shinyaku Co., Ltd...............................   6,400    367,689
     Nippon Shokubai Co., Ltd...............................  12,400    800,016
     Nippon Steel & Sumitomo Metal Corp..................... 218,042  4,022,040
     Nippon Suisan Kaisha, Ltd.............................. 202,000  1,290,311
     Nippon Telegraph & Telephone Corp...................... 176,700  7,286,860
     Nippon Yusen K.K.......................................  92,900  1,498,097
     Nipro Corp............................................. 112,200  1,428,779
     Nishi-Nippon Financial Holdings, Inc...................   8,000     76,024
     Nishi-Nippon Railroad Co., Ltd.........................  10,700    264,732
     Nissan Chemical Corp...................................  33,200  1,565,422
     Nissan Motor Co., Ltd.................................. 884,100  8,043,327
     Nisshin Seifun Group, Inc..............................  61,270  1,219,150
     Nisshinbo Holdings, Inc................................  68,200    750,789
     Nissin Foods Holdings Co., Ltd.........................  11,400    735,066
     Nitori Holdings Co., Ltd...............................  22,300  2,911,786
     Nitto Denko Corp.......................................  46,200  2,886,349
     Noevir Holdings Co., Ltd...............................   2,800    119,107
     NOF Corp...............................................  33,800    957,166
     NOK Corp...............................................  48,980    704,765
     Nomura Holdings, Inc................................... 493,600  2,370,247
 #   Nomura Holdings, Inc., Sponsored ADR................... 332,170  1,561,199
     Nomura Real Estate Holdings, Inc.......................  62,500  1,174,059
     Nomura Research Institute, Ltd.........................  34,078  1,510,798
     NS Solutions Corp......................................  13,100    390,933
     NSK, Ltd............................................... 197,653  1,952,799
     NTN Corp............................................... 389,400  1,424,284
     NTT Data Corp.......................................... 194,600  2,498,370
     NTT DOCOMO, Inc........................................ 361,628  8,967,956
 #   NTT Urban Development Corp.............................  63,500    943,719
     Obayashi Corp.......................................... 346,000  3,054,562
     OBIC Business Consultants Co., Ltd.....................     900     71,934
     Obic Co., Ltd..........................................  13,300  1,210,832
     Odakyu Electric Railway Co., Ltd.......................  67,700  1,431,225
     Oji Holdings Corp...................................... 538,000  3,820,404
     Olympus Corp...........................................  87,200  2,906,533
     Omron Corp.............................................  67,800  2,744,849
     Ono Pharmaceutical Co., Ltd............................  63,700  1,445,583
     Open House Co., Ltd....................................   9,400    371,542
     Oracle Corp............................................  12,300    832,574
 #   Orient Corp............................................ 208,000    325,366
     Oriental Land Co., Ltd.................................  37,000  3,480,721
     ORIX Corp.............................................. 472,800  7,702,382
     Osaka Gas Co., Ltd.....................................  91,400  1,671,340
     OSG Corp...............................................  32,600    672,671
     Otsuka Corp............................................  27,600    915,461
     Otsuka Holdings Co., Ltd...............................  75,200  3,596,661
     PALTAC Corp............................................  10,900    555,350
     Panasonic Corp......................................... 569,487  6,111,420
 #   Panasonic Corp., Sponsored ADR......................... 106,991  1,126,080
 #   Park24 Co., Ltd........................................  33,700    886,585
 #*  PeptiDream, Inc........................................  13,000    426,310
     Persol Holdings Co., Ltd...............................  53,400  1,013,084

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Pigeon Corp............................................  37,500 $ 1,585,958
    Pilot Corp.............................................  12,900     712,572
    Pola Orbis Holdings, Inc...............................  23,800     635,794
    Rakuten, Inc........................................... 522,913   3,536,974
    Recruit Holdings Co., Ltd.............................. 331,400   8,894,639
    Relo Group, Inc........................................  33,400     787,117
*   Renesas Electronics Corp............................... 271,500   1,430,257
#   Rengo Co., Ltd......................................... 115,100   1,003,319
    Resona Holdings, Inc................................... 528,500   2,779,929
    Resorttrust, Inc.......................................  23,500     361,911
    Ricoh Co., Ltd......................................... 326,400   3,258,215
    Rinnai Corp............................................  12,900     937,111
    Rohm Co., Ltd..........................................  28,362   1,993,970
    Rohto Pharmaceutical Co., Ltd..........................  25,400     804,482
    Ryohin Keikaku Co., Ltd................................   7,700   2,035,339
    Sankyo Co., Ltd........................................  17,300     660,526
    Sankyu, Inc............................................  28,000   1,319,769
    Santen Pharmaceutical Co., Ltd.........................  87,200   1,291,591
    Sanwa Holdings Corp....................................  96,500   1,132,402
    Sapporo Holdings, Ltd..................................  40,500     751,298
    Sawai Pharmaceutical Co., Ltd..........................  19,800   1,003,702
    SBI Holdings, Inc......................................  93,150   2,432,427
    SCREEN Holdings Co., Ltd...............................  22,700   1,234,031
    SCSK Corp..............................................  15,000     635,633
    Secom Co., Ltd.........................................  43,400   3,553,225
    Sega Sammy Holdings, Inc...............................  67,248     863,485
    Seibu Holdings, Inc.................................... 120,000   2,177,110
    Seiko Epson Corp....................................... 148,700   2,395,741
    Seino Holdings Co., Ltd................................  68,200     944,458
    Sekisui Chemical Co., Ltd.............................. 201,100   3,162,480
    Sekisui House, Ltd..................................... 297,360   4,364,359
#   Seria Co., Ltd.........................................  14,600     489,816
    Seven & I Holdings Co., Ltd............................ 241,576  10,460,236
    Seven Bank, Ltd........................................ 320,700   1,002,268
#   Sharp Corp.............................................  46,399     712,236
    Shikoku Electric Power Co., Inc........................  60,700     761,876
    Shima Seiki Manufacturing, Ltd.........................   2,700      72,803
    Shimadzu Corp..........................................  44,800   1,132,230
    Shimamura Co., Ltd.....................................  11,054     929,802
    Shimano, Inc...........................................  14,400   1,966,683
    Shimizu Corp........................................... 220,700   1,791,499
    Shin-Etsu Chemical Co., Ltd............................  74,800   6,250,325
    Shinsei Bank, Ltd......................................  64,400     981,004
    Shionogi & Co., Ltd....................................  82,000   5,243,381
    Ship Healthcare Holdings, Inc..........................   3,100     112,083
    Shiseido Co., Ltd...................................... 115,900   7,312,766
    Shizuoka Bank, Ltd. (The).............................. 178,370   1,560,561
    SHO-BOND Holdings Co., Ltd.............................   1,100      78,265
    Showa Denko K.K........................................  53,700   2,338,292
    Showa Shell Sekiyu K.K.................................  77,900   1,486,812
#   Skylark Holdings Co., Ltd.............................. 107,800   1,678,310
    SMC Corp...............................................  11,700   3,729,193
    SoftBank Group Corp.................................... 286,788  22,696,054
    Sohgo Security Services Co., Ltd.......................  23,800   1,060,078
    Sojitz Corp............................................ 478,000   1,607,495
    Sompo Holdings, Inc....................................  68,940   2,843,465
    Sony Corp.............................................. 358,400  19,395,434
    Sony Corp., Sponsored ADR..............................  25,884   1,401,101
    Sony Financial Holdings, Inc...........................  54,800   1,264,206

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Sotetsu Holdings, Inc..................................    25,944 $   793,389
    Square Enix Holdings Co., Ltd..........................    25,100     899,620
    Stanley Electric Co., Ltd..............................    49,600   1,467,183
    Subaru Corp............................................   215,986   5,826,154
    Sugi Holdings Co., Ltd.................................    14,800     677,629
    SUMCO Corp.............................................   126,300   1,704,675
    Sumitomo Bakelite Co., Ltd.............................    18,200     657,152
    Sumitomo Chemical Co., Ltd............................. 1,273,148   6,377,691
    Sumitomo Corp..........................................   239,700   3,635,450
    Sumitomo Dainippon Pharma Co., Ltd.....................    58,500   1,222,283
    Sumitomo Electric Industries, Ltd......................   229,500   3,129,826
#   Sumitomo Forestry Co., Ltd.............................   108,900   1,615,945
    Sumitomo Heavy Industries, Ltd.........................    53,900   1,695,196
    Sumitomo Metal Mining Co., Ltd.........................    89,500   2,818,000
    Sumitomo Mitsui Financial Group, Inc...................   278,540  10,844,980
    Sumitomo Mitsui Trust Holdings, Inc....................    79,740   3,168,359
    Sumitomo Realty & Development Co., Ltd.................    95,000   3,264,205
    Sumitomo Rubber Industries, Ltd........................   127,000   1,821,775
    Sundrug Co., Ltd.......................................    22,200     806,723
    Suntory Beverage & Food, Ltd...........................    41,800   1,703,554
    Suruga Bank, Ltd.......................................    70,500     332,388
    Suzuken Co., Ltd.......................................    21,108   1,068,389
    Suzuki Motor Corp......................................   105,200   5,245,978
    Sysmex Corp............................................    47,700   3,345,654
    T&D Holdings, Inc......................................   212,700   3,400,161
    Taiheiyo Cement Corp...................................    76,800   2,259,969
    Taisei Corp............................................   125,000   5,346,058
    Taisho Pharmaceutical Holdings Co., Ltd................    11,400   1,215,542
    Taiyo Nippon Sanso Corp................................    67,200   1,080,057
#   Taiyo Yuden Co., Ltd...................................    69,200   1,393,500
    Takara Bio, Inc........................................     4,300     101,414
    Takara Holdings, Inc...................................    42,900     601,828
    Takashimaya Co., Ltd...................................    66,000   1,038,687
#   Takeda Pharmaceutical Co., Ltd.........................   177,700   7,367,357
    TDK Corp...............................................    35,034   3,020,984
    TechnoPro Holdings, Inc................................    11,400     593,903
    Teijin, Ltd............................................   178,500   3,094,600
    Terumo Corp............................................    90,100   4,863,769
    THK Co., Ltd...........................................    63,800   1,409,044
    TIS, Inc...............................................    36,800   1,643,750
    Tobu Railway Co., Ltd..................................    44,800   1,246,006
    Toda Corp..............................................   109,200     734,826
    Toho Co., Ltd..........................................    35,400   1,154,939
    Toho Gas Co., Ltd......................................    24,600     847,031
#   Toho Holdings Co., Ltd.................................    26,000     681,124
    Tohoku Electric Power Co., Inc.........................   106,900   1,350,638
#   Tokai Carbon Co., Ltd..................................    52,900     828,248
#   Tokai Rika Co., Ltd....................................     7,800     142,226
    Tokio Marine Holdings, Inc.............................   141,281   6,656,048
    Tokyo Broadcasting System Holdings, Inc................    17,600     325,892
    Tokyo Century Corp.....................................    25,500   1,368,673
*   Tokyo Electric Power Co. Holdings, Inc.................   341,100   1,745,809
#   Tokyo Electron, Ltd....................................    47,700   6,437,052
    Tokyo Gas Co., Ltd.....................................    94,000   2,311,733
    Tokyo Tatemono Co., Ltd................................   118,619   1,275,765
    Tokyu Corp.............................................   116,518   1,924,923
    Tokyu Fudosan Holdings Corp............................   341,400   1,923,563
    Topcon Corp............................................    25,900     376,323
    Toppan Printing Co., Ltd...............................   104,000   1,470,292

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares     Value>>
                                                            ------- --------------
JAPAN -- (Continued)
    Toray Industries, Inc.................................. 437,393 $    3,102,556
*   Toshiba Corp...........................................  56,500      1,693,450
    Toshiba Plant Systems & Services Corp..................  18,900        386,324
    Tosoh Corp............................................. 172,700      2,273,732
    TOTO, Ltd..............................................  41,000      1,466,826
    Toyo Seikan Group Holdings, Ltd........................  67,500      1,377,122
    Toyo Suisan Kaisha, Ltd................................  27,900        959,050
    Toyo Tire & Rubber Co., Ltd............................  87,700      1,462,970
    Toyoda Gosei Co., Ltd..................................  51,500      1,110,735
    Toyota Boshoku Corp....................................  57,300        955,635
    Toyota Industries Corp.................................  32,000      1,571,908
#   Toyota Motor Corp., Sponsored ADR......................  88,432     10,350,966
    Toyota Motor Corp...................................... 568,223     33,287,032
    Toyota Tsusho Corp.....................................  60,760      2,192,744
    Trend Micro, Inc., Sponsored ADR.......................     777         44,872
    Trend Micro, Inc.......................................  37,700      2,170,229
    TS Tech Co., Ltd.......................................  32,700        941,109
    Tsumura & Co...........................................  25,300        786,906
    Tsuruha Holdings, Inc..................................  10,500      1,095,886
    TV Asahi Holdings Corp.................................  10,700        199,757
    Ube Industries, Ltd....................................  91,355      1,989,955
    Ulvac, Inc.............................................  18,700        609,010
    Unicharm Corp.......................................... 122,600      3,325,982
#*  Universal Entertainment Corp...........................  10,400        315,281
    USS Co., Ltd...........................................  62,300      1,123,383
    Wacoal Holdings Corp...................................  21,000        578,989
    Welcia Holdings Co., Ltd...............................  14,200        724,436
    West Japan Railway Co..................................  41,900      2,818,096
#   Workman Co., Ltd.......................................   2,700        170,472
    Yahoo Japan Corp....................................... 414,200      1,292,220
    Yakult Honsha Co., Ltd.................................  20,600      1,458,717
#   Yamada Denki Co., Ltd.................................. 249,000      1,174,122
    Yamaguchi Financial Group, Inc.........................  97,500      1,026,594
    Yamaha Corp............................................  30,100      1,322,726
    Yamaha Motor Co., Ltd.................................. 178,100      4,212,030
    Yamato Holdings Co., Ltd...............................  57,000      1,558,289
    Yamato Kogyo Co., Ltd..................................  10,100        266,174
    Yamazaki Baking Co., Ltd...............................  68,000      1,225,709
    Yaoko Co., Ltd.........................................   7,500        410,195
    Yaskawa Electric Corp..................................  75,100      2,170,666
    Yokogawa Electric Corp.................................  56,300      1,105,398
    Yokohama Rubber Co., Ltd. (The)........................  98,600      1,910,021
    Zenkoku Hosho Co., Ltd.................................  20,900        757,718
#   Zensho Holdings Co., Ltd...............................  32,400        628,394
    Zeon Corp.............................................. 100,300        968,681
    ZOZO, Inc..............................................  59,700      1,432,443
                                                                    --------------
TOTAL JAPAN................................................          1,078,723,129
                                                                    --------------
NETHERLANDS -- (2.9%)
    ABN AMRO Group NV...................................... 194,686      4,775,177
#   Aegon NV............................................... 686,682      4,211,176
    Aegon NV...............................................  26,693        162,295
    Akzo Nobel NV..........................................  83,926      7,046,847
#*  Altice Europe NV....................................... 146,882        349,438
*   Altice Europe NV, Class B..............................  27,337         65,232
    ArcelorMittal..........................................  45,800      1,142,846
#   ArcelorMittal.......................................... 117,167      2,916,302
    ASML Holding NV........................................  40,115      6,909,525
#   ASML Holding NV........................................  67,911     11,705,140

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
NETHERLANDS -- (Continued)
    ASR Nederland NV.......................................    87,341 $  3,965,038
    Coca-Cola European Partners P.L.C......................    68,907    3,121,112
*   Gemalto NV.............................................    23,550    1,343,174
*   Gemalto NV.............................................     2,377      135,585
    GrandVision NV.........................................    19,740      497,795
    Heineken NV............................................    72,202    6,495,818
#   ING Groep NV, Sponsored ADR............................   146,149    1,726,020
    ING Groep NV...........................................   659,870    7,806,916
    Koninklijke Ahold Delhaize NV, Sponsored ADR...........    14,887      340,714
    Koninklijke Ahold Delhaize NV..........................   408,543    9,351,758
    Koninklijke DSM NV.....................................    69,023    6,026,316
    Koninklijke KPN NV..................................... 1,934,894    5,105,268
    Koninklijke Philips NV.................................   120,957    4,511,192
    Koninklijke Philips NV.................................   103,823    3,865,330
    Koninklijke Vopak NV...................................    24,055    1,087,841
    NN Group NV............................................   120,054    5,154,896
*   OCI NV.................................................    22,123      628,578
    Randstad NV............................................    84,863    4,269,681
#   Unilever NV............................................   225,650   12,135,457
#   Unilever NV............................................   268,265   14,415,222
    Wolters Kluwer NV......................................   105,633    5,993,040
                                                                      ------------
TOTAL NETHERLANDS..........................................            137,260,729
                                                                      ------------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.......................................   223,504    1,533,612
    Air New Zealand, Ltd...................................   484,160      885,214
    Auckland International Airport, Ltd....................   273,707    1,251,681
    Contact Energy, Ltd....................................   214,380      783,842
    EBOS Group, Ltd........................................    53,209      725,260
    Fisher & Paykel Healthcare Corp., Ltd..................   154,697    1,376,084
*   Fletcher Building, Ltd.................................   347,131    1,374,960
#   Fonterra Co-operative Group, Ltd.......................    22,004       70,014
    Mainfreight, Ltd.......................................     9,034      167,688
#   Mercury NZ, Ltd........................................   182,060      404,753
    Meridian Energy, Ltd...................................   295,788      606,777
#   Port of Tauranga, Ltd..................................   117,073      388,765
    Ryman Healthcare, Ltd..................................   125,181      991,865
    SKYCITY Entertainment Group, Ltd.......................   144,558      362,030
    Spark New Zealand, Ltd.................................   746,338    1,927,505
#   Vector, Ltd............................................    65,942      146,613
    Z Energy, Ltd..........................................   197,970      789,564
                                                                      ------------
TOTAL NEW ZEALAND..........................................             13,786,227
                                                                      ------------
NORWAY -- (0.9%)
    Aker ASA, Class A......................................    10,364      787,331
    Aker BP ASA............................................    43,699    1,433,098
    Austevoll Seafood ASA..................................    65,976    1,060,305
    Bakkafrost P/F.........................................    13,512      759,102
    DNB ASA................................................   201,451    3,639,495
    DNO ASA................................................   286,916      548,455
    Entra ASA..............................................    38,921      526,653
    Equinor ASA............................................   326,881    8,455,196
#   Equinor ASA, Sponsored ADR.............................    38,744      995,721
    Gjensidige Forsikring ASA..............................    48,390      748,744
    Golar LNG, Ltd.........................................     6,906      184,943
    Kongsberg Gruppen ASA..................................    15,825      259,837
    Leroy Seafood Group ASA................................    93,309      860,161
    Marine Harvest ASA.....................................   131,417    3,181,646

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NORWAY -- (Continued)
    Norsk Hydro ASA........................................   439,612 $ 2,279,732
*   Norwegian Finans Holding ASA...........................    47,229     421,830
    Orkla ASA..............................................   289,317   2,496,606
    Salmar ASA.............................................    16,472     869,487
    Schibsted ASA, Class A.................................    21,794     754,292
    Schibsted ASA, Class B.................................    22,179     701,828
    SpareBank 1 SR-Bank ASA................................    76,905     854,932
    Storebrand ASA.........................................   225,409   1,873,341
    Subsea 7 SA............................................   118,804   1,491,141
    Telenor ASA............................................   230,518   4,226,630
    TGS NOPEC Geophysical Co. ASA..........................    52,492   1,753,478
    Tomra Systems ASA......................................    40,350     999,539
    Yara International ASA.................................    36,728   1,577,222
                                                                      -----------
TOTAL NORWAY...............................................            43,740,745
                                                                      -----------
PORTUGAL -- (0.2%)
    EDP--Energias de Portugal SA...........................   565,257   1,985,827
    EDP Renovaveis SA......................................    77,303     694,465
    Galp Energia SGPS SA...................................   209,752   3,647,219
#   Jeronimo Martins SGPS SA...............................    79,070     970,503
                                                                      -----------
TOTAL PORTUGAL.............................................             7,298,014
                                                                      -----------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd........................................   913,650   2,075,343
    City Developments, Ltd.................................   176,500   1,008,680
    ComfortDelGro Corp., Ltd...............................   790,700   1,287,466
    Dairy Farm International Holdings, Ltd.................   104,600     944,981
    DBS Group Holdings, Ltd................................   342,189   5,806,063
    Frasers Property, Ltd..................................    50,400      57,455
    Genting Singapore, Ltd................................. 1,890,600   1,203,112
    Golden Agri-Resources, Ltd............................. 2,747,000     506,464
    Great Eastern Holdings, Ltd............................    13,000     240,192
    Hongkong Land Holdings, Ltd............................   289,600   1,715,000
    Hutchison Port Holdings Trust.......................... 1,640,600     403,571
    Jardine Cycle & Carriage, Ltd..........................    35,710     782,069
    Keppel Corp., Ltd......................................   597,300   2,676,172
    Olam International, Ltd................................   240,200     312,386
    Oversea-Chinese Banking Corp., Ltd.....................   991,712   7,704,066
    SATS, Ltd..............................................   244,636     880,436
    Sembcorp Industries, Ltd...............................   878,320   1,793,160
#   Sembcorp Marine, Ltd...................................   111,800     128,781
    Singapore Airlines, Ltd................................   441,800   3,028,573
    Singapore Exchange, Ltd................................   277,700   1,373,722
#   Singapore Press Holdings, Ltd..........................   430,100     824,267
    Singapore Technologies Engineering, Ltd................   511,600   1,312,834
    Singapore Telecommunications, Ltd...................... 1,955,450   4,466,638
    Singapore Telecommunications, Ltd......................   488,900   1,109,470
    StarHub, Ltd...........................................   134,400     182,628
    United Industrial Corp., Ltd...........................    92,395     186,897
    United Overseas Bank, Ltd..............................   391,765   6,926,595
    UOL Group, Ltd.........................................   236,887   1,031,794
    Venture Corp., Ltd.....................................   125,200   1,385,988
    Wilmar International, Ltd..............................   413,700     945,020
                                                                      -----------
TOTAL SINGAPORE............................................            52,299,823
                                                                      -----------
SOUTH AFRICA -- (0.1%)
    Nedbank Group, Ltd.....................................    41,490     701,394

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SOUTH AFRICA -- (Continued)
    Old Mutual, Ltd........................................ 1,291,857 $  1,947,625
                                                                      ------------
TOTAL SOUTH AFRICA.........................................              2,649,019
                                                                      ------------
SPAIN -- (2.4%)
    ACS Actividades de Construccion y Servicios SA.........    98,489    3,687,561
    Aena SME SA............................................    21,654    3,459,916
    Amadeus IT Group SA....................................   141,600   11,402,280
    Banco Bilbao Vizcaya Argentaria SA..................... 1,385,901    7,648,915
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR......   441,151    2,413,096
    Banco de Sabadell SA................................... 2,055,750    2,706,614
    Banco Santander SA..................................... 3,635,787   17,298,906
    Bankia SA..............................................   431,119    1,354,168
    Bankinter SA...........................................   203,067    1,663,727
#   CaixaBank SA........................................... 1,109,494    4,489,804
    Cellnex Telecom SA.....................................     4,781      118,934
    Enagas SA..............................................   119,545    3,169,551
    Endesa SA..............................................   110,357    2,307,464
    Ferrovial SA...........................................   128,093    2,564,547
    Grifols SA.............................................    96,175    2,740,046
    Iberdrola S.A.......................................... 1,568,877   11,101,094
#   Industria de Diseno Textil SA..........................   290,662    8,192,223
    Mapfre SA..............................................   779,420    2,329,055
    Naturgy Energy Group SA................................   123,252    3,029,244
    Red Electrica Corp. SA.................................   137,486    2,846,849
    Repsol SA..............................................   439,865    7,859,874
#*  Siemens Gamesa Renewable Energy SA.....................    68,049      753,642
#   Telefonica SA, Sponsored ADR...........................   387,745    3,183,386
    Telefonica SA..........................................   978,855    8,029,604
                                                                      ------------
TOTAL SPAIN................................................            114,350,500
                                                                      ------------
SWEDEN -- (2.5%)
    AAK AB.................................................    73,014    1,100,566
    Alfa Laval AB..........................................    88,890    2,268,037
    Assa Abloy AB, Class B.................................   177,405    3,528,720
    Atlas Copco AB, Class A................................   197,981    4,894,437
    Atlas Copco AB, Class B................................   114,129    2,613,932
    Axfood AB..............................................    32,669      582,783
#   BillerudKorsnas AB.....................................    87,569    1,037,296
    Boliden AB.............................................   145,229    3,316,554
    Castellum AB...........................................    60,598    1,044,571
    Dometic Group AB.......................................    84,827      592,422
    Electrolux AB..........................................    89,950    1,869,142
    Elekta AB, Class B.....................................    69,167      877,156
*   Epiroc AB, Class A.....................................   197,981    1,737,455
*   Epiroc AB, Class B.....................................   114,129      939,096
    Essity AB, Class A.....................................     8,605      195,522
    Essity AB, Class B.....................................   182,501    4,164,938
    Fabege AB..............................................    89,496    1,142,809
*   Fastighets AB Balder, Class B..........................    31,582      792,052
    Getinge AB, Class B....................................   117,458    1,152,186
#   Hennes & Mauritz AB, Class B...........................   276,095    4,876,599
    Hexagon AB, Class B....................................    58,222    2,849,595
    Hexpol AB..............................................   107,519      994,985
    Holmen AB, Class B.....................................    51,770    1,185,199
    Hufvudstaden AB, Class A...............................    41,173      608,682
    Husqvarna AB, Class A..................................    12,600       95,501
    Husqvarna AB, Class B..................................   195,638    1,476,177
#   ICA Gruppen AB.........................................    35,984    1,273,093

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
SWEDEN -- (Continued)
    Indutrade AB...........................................  32,114 $    770,850
#   Intrum AB..............................................  24,765      631,664
    Kindred Group P.L.C....................................  98,923    1,054,638
    Lifco AB, Class B......................................  12,738      540,871
    Loomis AB, Class B.....................................  35,869    1,109,056
    Lundin Petroleum AB....................................  44,955    1,367,718
    Millicom International Cellular SA.....................  35,194    1,986,074
    Modern Times Group MTG AB, Class B.....................   2,104       77,666
    Nibe Industrier AB, Class B............................  84,615      883,124
    Nordea Bank Abp........................................ 726,862    6,317,067
    Pandox AB..............................................  18,861      322,218
    Peab AB................................................ 105,307      926,971
#   Saab AB, Class B.......................................  17,649      691,949
    Sandvik AB............................................. 331,771    5,244,898
    Securitas AB, Class B.................................. 106,966    1,833,244
    Skandinaviska Enskilda Banken AB, Class A.............. 398,224    4,120,980
#   Skanska AB, Class B.................................... 129,009    2,027,969
    SKF AB, Class A........................................   5,065       80,867
    SKF AB, Class B........................................ 203,289    3,259,153
    SSAB AB, Class A.......................................  81,249      324,368
    SSAB AB, Class B....................................... 205,723      667,170
    Svenska Cellulosa AB SCA, Class A......................   8,605       83,249
    Svenska Cellulosa AB SCA, Class B...................... 212,880    2,012,452
    Svenska Handelsbanken AB, Class A...................... 371,275    4,035,699
#   Svenska Handelsbanken AB, Class B......................   3,612       40,011
    Sweco AB, Class B......................................  20,740      467,626
    Swedbank AB, Class A................................... 247,788    5,573,875
    Swedish Match AB.......................................  42,500    2,164,894
*   Swedish Orphan Biovitrum AB............................  42,691      871,310
    Tele2 AB, Class B...................................... 164,187    1,864,382
    Telefonaktiebolaget LM Ericsson, Class A...............  14,581      129,304
    Telefonaktiebolaget LM Ericsson, Class B............... 690,777    6,014,428
    Telia Co. AB........................................... 882,556    3,972,818
    Trelleborg AB, Class B................................. 101,726    1,835,382
    Volvo AB, Class A......................................  86,339    1,292,870
    Volvo AB, Class B...................................... 480,774    7,179,954
    Wallenstam AB, Class B.................................  52,205      470,360
                                                                    ------------
TOTAL SWEDEN...............................................          119,456,634
                                                                    ------------
SWITZERLAND -- (7.0%)
#   ABB, Ltd., Sponsored ADR............................... 141,955    2,847,617
    ABB, Ltd............................................... 463,983    9,336,052
    Adecco Group AG........................................  98,121    4,804,988
    ams AG.................................................  14,278      556,232
    Baloise Holding AG.....................................  25,197    3,601,484
    Banque Cantonale Vaudoise..............................   1,160      867,001
    Barry Callebaut AG.....................................     788    1,540,206
    Chocoladefabriken Lindt & Spruengli AG.................      22    1,755,871
    Cie Financiere Richemont SA............................ 101,146    7,392,820
    Clariant AG............................................ 120,793    2,603,437
    Credit Suisse Group AG................................. 567,207    7,415,469
#   Dufry AG...............................................  20,713    2,333,938
    EMS-Chemie Holding AG..................................   2,609    1,437,482
    Flughafen Zurich AG....................................   9,559    1,889,171
    Geberit AG.............................................  11,765    4,606,440
    Givaudan SA............................................   2,966    7,189,338
    Julius Baer Group, Ltd................................. 114,772    5,234,150
    Kuehne + Nagel International AG........................  17,073    2,372,885
    LafargeHolcim, Ltd.....................................  86,623    4,011,548

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SWITZERLAND -- (Continued)
    LafargeHolcim, Ltd.....................................    29,333 $  1,350,441
    Logitech International SA..............................    35,440    1,312,141
    Logitech International SA..............................    10,833      399,954
    Lonza Group AG.........................................    28,612    8,996,740
    Nestle SA..............................................   825,815   69,717,848
    Novartis AG, Sponsored ADR.............................   111,831    9,780,739
    Novartis AG............................................   448,358   39,263,740
    Partners Group Holding AG..............................     5,556    3,955,620
    Roche Holding AG.......................................     7,984    1,943,763
    Roche Holding AG.......................................   217,168   52,850,528
    Schindler Holding AG...................................     6,062    1,258,825
    SGS SA.................................................     1,689    4,011,459
    Sika AG................................................    39,540    5,069,917
    Sonova Holding AG......................................    18,211    2,969,925
    Straumann Holding AG...................................     3,003    2,049,867
    Swatch Group AG (The)..................................    11,624    3,926,279
    Swatch Group AG (The)..................................    18,517    1,236,023
    Swiss Life Holding AG..................................    13,876    5,234,231
    Swiss Prime Site AG....................................    35,041    2,843,344
    Swiss Re AG............................................    65,154    5,879,021
#   Swisscom AG............................................    16,280    7,454,313
    Temenos AG.............................................    18,636    2,561,276
    UBS Group AG...........................................   406,497    5,681,655
#*  UBS Group AG...........................................   404,203    5,618,422
    Vifor Pharma AG........................................    18,016    2,603,834
    Zurich Insurance Group AG..............................    39,986   12,414,899
                                                                      ------------
TOTAL SWITZERLAND..........................................            332,180,933
                                                                      ------------
UNITED KINGDOM -- (14.6%)
    3i Group P.L.C.........................................   431,923    4,836,373
    Admiral Group P.L.C....................................    78,407    2,015,531
#   Anglo American P.L.C...................................   633,533   13,521,734
    Antofagasta P.L.C......................................   205,010    2,052,154
    Ashtead Group P.L.C....................................   198,740    4,906,264
    Associated British Foods P.L.C.........................    94,014    2,866,185
#   AstraZeneca P.L.C., Sponsored ADR......................   461,956   17,914,654
    AstraZeneca P.L.C......................................   141,555   10,827,489
    Auto Trader Group P.L.C................................   127,669      667,117
    AVEVA Group P.L.C......................................     5,736      191,870
    Aviva P.L.C............................................ 1,532,527    8,375,086
    B&M European Value Retail SA...........................   233,993    1,245,136
    Babcock International Group P.L.C......................   182,717    1,424,866
    BAE Systems P.L.C...................................... 1,040,798    6,978,848
    Barclays P.L.C., Sponsored ADR.........................   792,256    6,963,930
    Barclays P.L.C.........................................   378,382      833,691
    Barratt Developments P.L.C.............................   488,146    3,201,735
    Bellway P.L.C..........................................    51,998    1,907,162
    Berkeley Group Holdings P.L.C. (The)...................    75,078    3,355,482
    BHP Billiton P.L.C.....................................   228,274    4,553,768
    BHP Billiton P.L.C., ADR...............................   188,914    7,603,788
    BP P.L.C., Sponsored ADR...............................   850,212   36,873,716
    BP P.L.C............................................... 1,041,078    7,520,454
    British American Tobacco P.L.C., Sponsored ADR.........   117,727    5,109,352
    British American Tobacco P.L.C.........................   330,890   14,344,169
#   BT Group P.L.C., Sponsored ADR.........................    69,804    1,063,813
    BT Group P.L.C......................................... 2,107,623    6,453,553
    Bunzl P.L.C............................................   108,521    3,201,361
    Burberry Group P.L.C...................................   148,588    3,438,232
*   Capita P.L.C...........................................   409,392      670,483

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
UNITED KINGDOM -- (Continued)
    Carnival P.L.C.........................................     22,654 $ 1,234,767
#   Carnival P.L.C., ADR...................................     11,652     646,803
    Centrica P.L.C.........................................  1,935,189   3,634,833
    Cineworld Group P.L.C..................................      6,097      22,920
    Coca-Cola HBC AG.......................................     62,758   1,853,783
    Compass Group P.L.C....................................    483,762   9,515,014
    ConvaTec Group P.L.C...................................    261,733     540,996
    Croda International P.L.C..............................     41,699   2,568,468
    DCC P.L.C..............................................     36,141   3,097,671
    Diageo P.L.C., Sponsored ADR...........................    128,576  17,764,060
    Diageo P.L.C...........................................    169,923   5,874,496
    Direct Line Insurance Group P.L.C......................    954,151   4,009,609
    Dixons Carphone P.L.C..................................    180,168     389,528
    DS Smith P.L.C.........................................    644,861   3,235,650
    easyJet P.L.C..........................................     52,217     799,953
    Evraz P.L.C............................................    164,479   1,139,627
    Experian P.L.C.........................................    293,833   6,757,922
    Ferguson P.L.C.........................................     93,439   6,299,612
    Fresnillo P.L.C........................................     83,623     906,813
    G4S P.L.C..............................................    566,490   1,554,649
#   GlaxoSmithKline P.L.C., Sponsored ADR..................    428,638  16,742,600
    GlaxoSmithKline P.L.C..................................    570,253  11,044,521
    Glencore P.L.C.........................................  3,751,272  15,266,398
    GVC Holdings P.L.C.....................................     80,376     962,773
    Halma P.L.C............................................    192,187   3,261,485
    Hargreaves Lansdown P.L.C..............................     82,971   1,978,012
    Hikma Pharmaceuticals P.L.C............................     18,266     443,041
    Hiscox, Ltd............................................     78,485   1,630,321
    HSBC Holdings P.L.C....................................  1,417,060  11,661,841
    HSBC Holdings P.L.C., Sponsored ADR....................    566,380  23,272,554
    Imperial Brands P.L.C., Sponsored ADR..................     38,600   1,306,610
    Imperial Brands P.L.C..................................    237,147   8,032,787
    Informa P.L.C..........................................    206,625   1,885,573
    InterContinental Hotels Group P.L.C....................     41,900   2,198,484
    InterContinental Hotels Group P.L.C., ADR..............      1,292      69,458
    International Consolidated Airlines Group SA...........    286,790   2,211,005
    Intertek Group P.L.C...................................     51,911   3,110,317
    Investec P.L.C.........................................    266,315   1,646,510
    ITV P.L.C..............................................  1,062,665   2,017,227
    J Sainsbury P.L.C......................................    649,427   2,580,218
    JD Sports Fashion P.L.C................................     25,768     134,297
    John Wood Group P.L.C..................................    304,447   2,774,804
    Johnson Matthey P.L.C..................................     71,410   2,707,403
*   Just Eat P.L.C.........................................    148,321   1,150,597
    KAZ Minerals P.L.C.....................................      9,527      62,904
    Kingfisher P.L.C.......................................    838,557   2,722,931
    Legal & General Group P.L.C............................  2,282,226   7,323,383
*   Liberty Global P.L.C., Class A.........................      6,400     164,023
*   Liberty Global P.L.C., Class C.........................     15,389     385,335
    Lloyds Banking Group P.L.C............................. 15,668,410  11,433,844
    Lloyds Banking Group P.L.C., ADR.......................    317,913     912,410
    London Stock Exchange Group P.L.C......................    108,977   6,004,378
    Marks & Spencer Group P.L.C............................    891,415   3,371,500
    Mediclinic International P.L.C.........................    129,394     621,857
    Meggitt P.L.C..........................................    408,846   2,766,091
    Melrose Industries P.L.C...............................  1,783,151   3,838,405
    Merlin Entertainments P.L.C............................    300,118   1,239,427
    Micro Focus International P.L.C........................    117,883   1,827,451
    Micro Focus International P.L.C., Sponsored ADR........      2,877      44,133

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
UNITED KINGDOM -- (Continued)
    Mondi P.L.C............................................   129,128 $ 3,040,815
    National Grid P.L.C....................................   332,224   3,509,628
    National Grid P.L.C., Sponsored ADR....................    88,491   4,734,243
    Next P.L.C.............................................    44,628   2,964,763
    NMC Health P.L.C.......................................    19,801     892,818
*   Ocado Group P.L.C......................................    17,336     189,217
#   Pearson P.L.C..........................................   121,772   1,398,909
    Pearson P.L.C., Sponsored ADR..........................   110,605   1,260,897
    Persimmon P.L.C........................................   110,482   3,233,489
*   Provident Financial P.L.C..............................    19,397     126,442
    Prudential P.L.C., ADR.................................   131,200   5,225,696
    Prudential P.L.C.......................................   265,480   5,315,873
    Quilter P.L.C..........................................   148,853     220,240
    Randgold Resources, Ltd................................    23,052   1,813,126
    Reckitt Benckiser Group P.L.C..........................   130,705  10,569,339
    RELX P.L.C., Sponsored ADR.............................   185,496   3,646,852
    RELX P.L.C.............................................   170,011   3,362,249
    RELX P.L.C.............................................   217,352   4,300,831
    Rentokil Initial P.L.C.................................   845,444   3,409,364
    Rightmove P.L.C........................................   397,510   2,294,656
    Rio Tinto P.L.C........................................   154,229   7,487,936
#   Rio Tinto P.L.C., Sponsored ADR........................   174,125   8,582,621
    Rolls-Royce Holdings P.L.C.............................   611,332   6,556,038
    Royal Bank of Scotland Group P.L.C.....................   368,708   1,109,994
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR.....   231,875   1,414,437
    Royal Dutch Shell P.L.C., Class A......................   491,594  15,661,251
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......   352,746  22,290,036
    Royal Dutch Shell P.L.C., Class A......................       979      31,094
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......   381,601  25,075,002
    Royal Dutch Shell P.L.C., Class B......................   110,166   3,592,820
    Royal Mail P.L.C.......................................   408,394   1,874,907
    RPC Group P.L.C........................................     7,101      69,215
    RSA Insurance Group P.L.C..............................   306,074   2,201,299
    Sage Group P.L.C. (The)................................   315,935   2,196,666
    Schroders P.L.C........................................    43,179   1,477,694
    Schroders P.L.C........................................    16,332     466,192
    Severn Trent P.L.C.....................................    82,026   1,949,296
    Shire P.L.C., ADR......................................    15,456   2,809,901
    Shire P.L.C............................................   138,322   8,347,857
#   Smith & Nephew P.L.C., Sponsored ADR...................    31,837   1,046,817
    Smith & Nephew P.L.C...................................   240,821   3,914,508
    Smiths Group P.L.C.....................................   171,133   3,050,534
    Spirax-Sarco Engineering P.L.C.........................    30,479   2,517,563
    SSE P.L.C..............................................   430,024   6,267,782
    St James's Place P.L.C.................................   257,360   3,325,927
    Standard Chartered P.L.C...............................   866,285   6,071,538
    Standard Life Aberdeen P.L.C...........................   784,940   2,711,053
    Taylor Wimpey P.L.C.................................... 2,134,207   4,394,390
    Tesco P.L.C............................................ 3,796,365  10,339,108
    Travis Perkins P.L.C...................................    36,557     516,320
    TUI AG.................................................   175,042   2,904,164
    Unilever P.L.C., Sponsored ADR.........................   274,641  14,550,480
    Unilever P.L.C.........................................    89,128   4,721,076
    United Utilities Group P.L.C...........................   230,187   2,133,074
    United Utilities Group P.L.C., ADR.....................     5,177      96,577
    Vodafone Group P.L.C................................... 5,906,944  11,108,233
    Vodafone Group P.L.C., Sponsored ADR...................    21,014     397,802
    Weir Group P.L.C (The).................................    58,888   1,191,689
    Whitbread P.L.C........................................    63,629   3,577,702

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


                                                                Shares      Value>>
                                                              ---------- --------------
UNITED KINGDOM -- (Continued)
      Wm Morrison Supermarkets P.L.C.........................  1,089,632 $    3,452,161
      WPP P.L.C., Sponsored ADR..............................      3,117        175,830
      WPP P.L.C..............................................    625,239      7,075,038
                                                                         --------------
TOTAL UNITED KINGDOM.........................................               687,815,147
                                                                         --------------
UNITED STATES -- (0.3%)
      International Flavors & Fragrances, Inc................      2,677        386,526
*     Linde P.L.C............................................     60,596      9,941,633
      Waste Connections, Inc.................................     22,131      1,691,885
                                                                         --------------
TOTAL UNITED STATES..........................................                12,020,044
                                                                         --------------
TOTAL COMMON STOCKS..........................................             4,494,355,258
                                                                         --------------
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Bayerische Motoren Werke AG............................     19,454      1,465,208
      Fuchs Petrolub SE......................................     29,589      1,369,666
      Henkel AG & Co. KGaA...................................     36,829      4,023,743
      Porsche Automobil Holding SE...........................     58,814      3,740,276
      Sartorius AG...........................................     16,046      2,320,944
      Schaeffler AG..........................................     87,117        917,964
      Volkswagen AG..........................................     73,109     12,282,525
                                                                         --------------
TOTAL GERMANY................................................                26,120,326
                                                                         --------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C............................. 28,121,272         35,944
                                                                         --------------
TOTAL PREFERRED STOCKS.......................................                26,156,270
                                                                         --------------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
*     Australis Capital Inc..................................      1,549          1,624
                                                                         --------------
SPAIN -- (0.0%)
*     Banco Santander SA Rights 11/01/18.....................  3,635,787        141,250
                                                                         --------------
TOTAL RIGHTS/WARRANTS........................................                   142,874
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             4,520,654,402
                                                                         --------------

                                                                            Value+
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (4.4%)
@(S)  DFA Short Term Investment Fund......................... 17,834,881    206,349,572
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
                                                                         $4,727,003,974
  (Cost $4,377,817,902)......................................            ==============

As of October 31, 2018, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
MSCI EAFE Index Future........     85     12/21/18  $ 8,249,548 $ 7,703,125  $  (546,423)
S&P 500(R)/ /Emini Index......    180     12/21/18   26,377,503  24,399,900   (1,977,603)
                                                    ----------- -----------  -----------
Total Futures Contracts.......                      $34,627,051 $32,103,025  $(2,524,026)
                                                    =========== ===========  ===========

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                         Investments in Securities (Market Value)
                                                   ---------------------------------------------------
                                                      Level 1       Level 2     Level 3      Total
                                                   ------------  -------------- ------- --------------
Common Stocks
   Australia...................................... $  7,555,187  $  263,869,047   --    $  271,424,234
   Austria........................................           --      12,795,049   --        12,795,049
   Belgium........................................      686,312      46,436,528   --        47,122,840
   Canada.........................................  410,770,869              --   --       410,770,869
   Denmark........................................    2,611,829      68,674,014   --        71,285,843
   Finland........................................           --      48,485,817   --        48,485,817
   France.........................................    9,112,228     422,784,456   --       431,896,684
   Germany........................................   14,102,358     311,353,740   --       325,456,098
   Hong Kong......................................      567,682     127,372,044   --       127,939,726
   Ireland........................................    5,538,038      21,834,946   --        27,372,984
   Israel.........................................    6,422,664      17,220,462   --        23,643,126
   Italy..........................................    5,803,661      88,777,383   --        94,581,044
   Japan..........................................   30,613,027   1,048,110,102   --     1,078,723,129
   Netherlands....................................   32,986,843     104,273,886   --       137,260,729
   New Zealand....................................           --      13,786,227   --        13,786,227
   Norway.........................................    1,180,664      42,560,081   --        43,740,745
   Portugal.......................................           --       7,298,014   --         7,298,014
   Singapore......................................           --      52,299,823   --        52,299,823
   South Africa...................................           --       2,649,019   --         2,649,019
   Spain..........................................    5,596,482     108,754,018   --       114,350,500
   Sweden.........................................           --     119,456,634   --       119,456,634
   Switzerland....................................   18,646,732     313,534,201   --       332,180,933
   United Kingdom.................................  232,445,261     455,369,886   --       687,815,147
   United States..................................   12,020,044              --   --        12,020,044
Preferred Stocks..................................
   Germany........................................           --      26,120,326   --        26,120,326
   United Kingdom.................................           --          35,944   --            35,944
Rights/Warrants...................................
   Canada.........................................           --           1,624   --             1,624
   Spain..........................................           --         141,250   --           141,250
Securities Lending Collateral.....................           --     206,349,572   --       206,349,572
Futures Contracts**...............................   (2,524,026)             --   --        (2,524,026)
                                                   ------------  --------------   --    --------------
TOTAL............................................. $794,135,855  $3,930,344,093   --    $4,724,479,948
                                                   ============  ==============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares     Value>>
                                                            ---------- -----------
COMMON STOCKS -- (93.8%)
AUSTRALIA -- (5.9%)
*   3P Learning, Ltd.......................................    182,513 $   155,244
    Accent Group, Ltd......................................  1,344,272   1,189,618
    Adacel Technologies, Ltd...............................     77,155      85,182
    Adairs, Ltd............................................    346,757     429,571
    Adelaide Brighton, Ltd.................................  1,294,438   5,206,418
    AGL Energy, Ltd........................................    437,270   5,584,134
#   Ainsworth Game Technology, Ltd.........................    714,162     517,570
*   AJ Lucas Group, Ltd....................................     46,192      11,132
#*  Alkane Resources, Ltd..................................  1,677,445     267,446
    ALS, Ltd...............................................    499,265   2,895,348
    Altium, Ltd............................................    378,619   5,902,436
    Alumina, Ltd...........................................  1,609,899   2,921,698
#   AMA Group, Ltd.........................................    631,104     407,833
#   Amaysim Australia, Ltd.................................    535,654     433,698
    Amcor, Ltd., Sponsored ADR.............................     29,714   1,118,732
    Amcor, Ltd.............................................    574,332   5,419,515
    AMP, Ltd...............................................  9,091,535  15,942,277
    Ansell, Ltd............................................    431,676   7,116,743
#   AP Eagers, Ltd.........................................    140,696     732,182
    APA Group..............................................  1,087,334   7,404,739
    Appen, Ltd.............................................    296,957   2,254,545
    ARB Corp., Ltd.........................................    230,430   2,834,346
    Ardent Leisure Group...................................  1,494,189   1,699,685
    Aristocrat Leisure, Ltd................................    615,636  11,601,003
#   ARQ Group, Ltd.........................................    318,111     494,234
#   Asaleo Care, Ltd.......................................  2,784,336   1,381,357
    ASX, Ltd...............................................     68,994   2,897,794
    Atlas Arteria, Ltd.....................................  1,810,549   8,770,610
    AUB Group, Ltd.........................................     86,925     831,516
#*  Aurelia Metals, Ltd....................................  3,037,660   1,585,399
    Aurizon Holdings, Ltd..................................  5,449,503  16,235,905
    Ausdrill, Ltd..........................................  2,955,835   3,602,930
    AusNet Services........................................  3,115,499   3,778,832
#   Austal, Ltd............................................  1,211,556   1,540,003
#   Australia & New Zealand Banking Group, Ltd.............  2,907,568  53,518,612
#*  Australian Agricultural Co., Ltd.......................  1,732,816   1,624,923
    Australian Finance Group, Ltd..........................    317,500     315,357
    Australian Pharmaceutical Industries, Ltd..............  1,881,066   2,043,201
    Australian Vintage, Ltd................................    112,455      44,288
    Auswide Bank, Ltd......................................     34,719     127,672
#   Automotive Holdings Group, Ltd.........................  1,095,423   1,404,755
    Aveo Group.............................................  1,456,079   1,904,941
    AVJennings, Ltd........................................    297,081     127,380
    Baby Bunting Group, Ltd................................    244,513     381,625
#   Bank of Queensland, Ltd................................  1,327,076   9,096,965
#   Bapcor, Ltd............................................    617,757   2,996,776
    Beach Energy, Ltd...................................... 11,632,707  14,489,658
#*  Beadell Resources, Ltd.................................  1,360,993      54,471
#   Bega Cheese, Ltd.......................................    583,822   2,472,834
#*  Bellamy's Australia, Ltd...............................    281,587   1,449,616
#   Bendigo & Adelaide Bank, Ltd...........................  1,730,406  12,574,044
    BHP Billiton, Ltd......................................  4,074,214  94,006,981
    BHP Billiton, Ltd., Sponsored ADR......................    623,528  28,794,523
#   Blackmores, Ltd........................................     50,983   4,396,286
#*  Blue Sky Alternative Investments, Ltd..................     32,768      28,142
    BlueScope Steel, Ltd...................................  3,246,436  33,277,964
    Boral, Ltd.............................................  3,316,835  13,213,507

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
AUSTRALIA -- (Continued)
    Brambles, Ltd..........................................    988,686 $ 7,447,720
    Breville Group, Ltd....................................    361,893   3,152,465
    Brickworks, Ltd........................................    428,294   5,128,140
    BSA, Ltd...............................................     28,427       5,548
*   Buru Energy, Ltd.......................................    101,869      18,395
#   BWX, Ltd...............................................    138,152     249,600
#   Cabcharge Australia, Ltd...............................  1,289,249   1,887,178
    Caltex Australia, Ltd..................................    800,870  16,024,463
    Capilano Honey, Ltd....................................     17,996     251,618
    Capitol Health, Ltd....................................  2,088,001     408,529
*   Cardno, Ltd............................................  1,074,416     774,392
*   Carnarvon Petroleum, Ltd...............................  1,383,556     344,595
#   carsales.com, Ltd......................................    872,485   7,562,310
*   Cash Converters International, Ltd.....................  1,826,468     342,986
#*  Catapult Group International, Ltd......................    170,410     127,028
    Cedar Woods Properties, Ltd............................    126,046     473,387
    Challenger, Ltd........................................    845,743   6,159,428
    CIMIC Group, Ltd.......................................    137,887   4,629,554
#   Class, Ltd.............................................    241,974     315,755
#*  Clean Seas Seafood, Ltd................................    721,218      28,056
    Cleanaway Waste Management, Ltd........................ 10,564,217  13,504,629
#   Clinuvel Pharmaceuticals, Ltd..........................     42,853     485,985
    Coca-Cola Amatil, Ltd..................................    841,564   5,922,673
    Cochlear, Ltd..........................................     64,556   8,134,902
    Codan, Ltd.............................................    578,888   1,232,885
#   Collection House, Ltd..................................    556,606     526,749
    Collins Foods, Ltd.....................................    662,106   3,007,371
#   Commonwealth Bank of Australia.........................  1,329,108  65,353,351
    Computershare, Ltd.....................................    554,267   7,783,391
#*  Cooper Energy, Ltd.....................................  6,827,225   2,251,331
#   Corporate Travel Management, Ltd.......................    236,294   3,371,972
    Costa Group Holdings, Ltd..............................  1,128,011   4,887,489
#   Credit Corp. Group, Ltd................................    181,149   2,450,636
    Crown Resorts, Ltd.....................................    485,320   4,318,317
#*  CSG, Ltd...............................................    985,916     133,414
    CSL, Ltd...............................................    245,077  32,717,077
    CSR, Ltd...............................................  3,061,776   7,680,545
    Data#3, Ltd............................................    437,358     465,942
*   Decmil Group, Ltd......................................    870,215     471,971
#   Dicker Data, Ltd.......................................    120,091     244,459
#   Domain Holdings Australia, Ltd.........................    838,073   1,474,368
#   Domino's Pizza Enterprises, Ltd........................    229,148   8,782,505
    Donaco International, Ltd..............................    184,451      20,268
*   Doray Minerals, Ltd....................................    574,324     144,918
    Downer EDI, Ltd........................................  2,458,011  12,101,665
    DuluxGroup, Ltd........................................  1,532,437   8,055,171
    DWS, Ltd...............................................    165,951     137,578
    Eclipx Group, Ltd......................................  1,324,125   2,278,232
#   Elders, Ltd............................................    629,192   3,257,343
*   Ellex Medical Lasers, Ltd..............................     46,497      21,361
*   Emeco Holdings, Ltd....................................     99,002      20,132
#*  Energy Resources of Australia, Ltd.....................  2,564,038     619,963
#*  Energy World Corp., Ltd................................  6,737,967     789,596
    EQT Holdings, Ltd......................................     15,236     242,265
    ERM Power, Ltd.........................................    517,693     600,840
    Estia Health, Ltd......................................    600,831     870,888
    Euroz, Ltd.............................................    112,543      99,737
    EVENT Hospitality and Entertainment, Ltd...............    460,628   4,381,792
    Evolution Mining, Ltd..................................  6,952,626  14,715,862

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
AUSTRALIA -- (Continued)
    Fairfax Media, Ltd..................................... 12,463,389 $ 5,672,041
*   FAR, Ltd...............................................  3,094,242     273,138
    Finbar Group, Ltd......................................      5,532       3,334
    Fleetwood Corp., Ltd. (6341855)........................    322,583     508,309
    FlexiGroup, Ltd........................................  1,218,333   1,327,614
    Flight Centre Travel Group, Ltd........................    192,237   6,341,322
    Fortescue Metals Group, Ltd............................  7,768,488  22,111,681
#   G8 Education, Ltd......................................  2,051,261   2,984,766
#*  Galaxy Resources, Ltd..................................    845,048   1,318,614
#*  Galilee Energy, Ltd....................................    379,802     185,614
#*  Gascoyne Resources, Ltd................................    597,934      59,920
#   GBST Holdings, Ltd.....................................     76,768      92,833
#   Genworth Mortgage Insurance Australia, Ltd.............  1,148,308   1,833,991
    Global Construction Services, Ltd......................     67,086      30,416
#*  Gold Road Resources, Ltd...............................  2,135,755   1,054,394
    GrainCorp, Ltd., Class A...............................  1,070,891   6,260,146
    Grange Resources, Ltd..................................  1,447,386     227,268
#   Greencross, Ltd........................................    523,482   1,681,412
*   Greenland Minerals, Ltd................................    413,383      25,507
    GUD Holdings, Ltd......................................    351,019   3,077,527
    GWA Group, Ltd.........................................  1,299,088   2,540,508
#   Hansen Technologies, Ltd...............................    855,431   2,103,603
#   Harvey Norman Holdings, Ltd............................  3,096,418   7,009,415
    Healthscope, Ltd.......................................  4,416,108   6,625,626
#*  Highfield Resources, Ltd...............................    276,159      95,235
*   Hills, Ltd.............................................    278,218      35,530
*   Horizon Oil, Ltd.......................................  1,463,538     149,759
#   HT&E, Ltd..............................................  1,463,465   2,016,687
    Huon Aquaculture Group, Ltd............................     32,032     102,937
    IDP Education, Ltd.....................................    423,654   2,769,143
    Iluka Resources, Ltd...................................    312,934   1,797,245
*   Imdex, Ltd.............................................  1,075,246     875,930
#   IMF Bentham, Ltd.......................................    645,559   1,352,638
    Incitec Pivot, Ltd.....................................  5,288,752  14,654,393
#   Independence Group NL..................................  2,305,733   6,618,796
*   Infigen Energy.........................................  3,173,465   1,105,084
    Infomedia, Ltd.........................................  1,235,702     979,819
#   Inghams Group, Ltd.....................................    995,518   2,752,450
    Insurance Australia Group, Ltd.........................  2,005,057   9,697,791
    Integral Diagnostics, Ltd..............................    115,128     220,467
#   Integrated Research, Ltd...............................    399,026     601,207
#   InvoCare, Ltd..........................................    423,627   3,645,989
#   IOOF Holdings, Ltd.....................................    676,966   3,274,288
    IPH, Ltd...............................................  1,111,874   4,268,489
#   IRESS, Ltd.............................................    457,902   3,527,630
#   iSelect, Ltd...........................................  1,542,077     713,030
#   iSentia Group, Ltd.....................................  1,077,773     187,716
    IVE Group, Ltd.........................................    231,380     334,814
    James Hardie Industries P.L.C..........................    388,289   5,186,705
    James Hardie Industries P.L.C., Sponsored ADR..........     39,415     527,373
#   Japara Healthcare, Ltd.................................  3,025,952   2,413,251
#   JB Hi-Fi, Ltd..........................................    689,623  11,237,571
*   Kangaroo Resources, Ltd................................    100,000       9,191
#*  Karoon Gas Australia, Ltd..............................  1,054,081     797,727
*   Kingsgate Consolidated, Ltd............................  1,181,152     138,372
*   Kingsrose Mining, Ltd..................................     94,006       3,433
#   Kogan.com, Ltd.........................................    184,835     373,442
    LendLease Group........................................    862,632  10,773,027
    Lifestyle Communities, Ltd.............................     37,968     155,813

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
AUSTRALIA -- (Continued)
    Link Administration Holdings, Ltd......................    619,366 $ 3,300,669
#   Lovisa Holdings, Ltd...................................    195,007   1,063,623
*   Lucapa Diamond Co., Ltd................................    106,787      16,665
    Lycopodium, Ltd........................................     16,033      51,734
#*  Lynas Corp., Ltd.......................................  2,169,626   3,210,536
    MACA, Ltd..............................................  1,484,166   1,266,285
*   Macmahon Holdings, Ltd.................................  4,944,481     824,287
    Macquarie Group, Ltd...................................    602,362  50,232,267
    Magellan Financial Group, Ltd..........................    350,679   6,646,469
    MaxiTRANS Industries, Ltd..............................    251,721      96,385
#*  Mayne Pharma Group, Ltd................................  3,100,487   2,465,738
    McMillan Shakespeare, Ltd..............................    372,457   4,368,259
    McPherson's, Ltd.......................................    607,751     600,579
    Medibank Pvt, Ltd......................................  3,874,769   7,682,762
*   Medusa Mining, Ltd.....................................  1,892,341     435,505
#*  Mesoblast, Ltd.........................................    303,043     430,048
*   Mesoblast, Ltd., Sponsored ADR.........................      1,592      11,287
#   Metals X, Ltd..........................................  3,773,411   1,247,190
#   Metcash, Ltd...........................................  5,991,730  11,710,573
*   Metro Mining, Ltd......................................    160,700      16,594
    Michael Hill International, Ltd........................     72,300      33,542
#   Michael Hill International, Ltd........................     43,121      20,155
*   Millennium Minerals, Ltd...............................    679,921      99,164
*   Mincor Resources NL....................................    407,788     104,295
    Mineral Resources, Ltd.................................  1,109,386  11,256,820
#*  MMA Offshore, Ltd......................................  4,675,274     794,074
#   MNF Group, Ltd.........................................     83,368     243,595
#   Monadelphous Group, Ltd................................    417,272   4,270,011
#   Monash IVF Group, Ltd..................................    851,347     546,631
#   Money3 Corp., Ltd......................................    671,488     776,810
#   Mortgage Choice, Ltd...................................    580,365     496,831
#   Motorcycle Holdings, Ltd...............................    131,917     244,792
    Mount Gibson Iron, Ltd.................................  2,962,462   1,134,825
#   Myer Holdings, Ltd..................................... 21,252,008   6,860,621
    MYOB Group, Ltd........................................  1,677,133   4,010,733
    MyState, Ltd...........................................     96,976     316,052
#   National Australia Bank, Ltd...........................  2,976,124  53,300,953
    Navigator Global Investments, Ltd......................    366,260   1,165,214
#   Navitas, Ltd...........................................    864,540   3,116,401
#   Neometals, Ltd.........................................    551,838      90,059
#*  NetComm Wireless, Ltd..................................    134,275      63,294
    New Hope Corp., Ltd....................................    695,779   1,631,804
    Newcrest Mining, Ltd...................................  1,268,574  18,569,644
#*  NEXTDC, Ltd............................................    165,260     690,831
    nib holdings, Ltd......................................  1,766,684   6,954,360
#   Nick Scali, Ltd........................................    223,196     819,399
#   Nine Entertainment Co. Holdings, Ltd...................  2,414,285   2,899,493
    Northern Star Resources, Ltd...........................  2,512,151  15,693,964
*   NRW Holdings, Ltd......................................  2,222,677   2,919,125
    Nufarm, Ltd............................................  1,234,043   4,990,309
    OFX Group, Ltd.........................................    940,847   1,431,169
    Oil Search, Ltd........................................  1,734,113   9,533,287
*   OM Holdings, Ltd.......................................    418,603     403,175
*   Onevue Holdings, Ltd...................................    261,502     102,457
    oOh!media, Ltd.........................................    865,062   2,906,869
    Orica, Ltd.............................................  1,106,242  13,478,288
*   Origin Energy, Ltd.....................................  3,239,170  16,786,199
    Orora, Ltd.............................................  6,665,469  15,884,961
    OZ Minerals, Ltd.......................................  1,880,289  12,061,960

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
AUSTRALIA -- (Continued)
#   Pacific Current Group, Ltd.............................    115,617 $   504,379
    Pacific Smiles Group, Ltd..............................    104,617     103,823
    Pact Group Holdings, Ltd...............................    781,526   1,931,955
*   Panoramic Resources, Ltd...............................  1,708,886     503,755
    Paragon Care, Ltd......................................    304,664     148,908
    Peet, Ltd..............................................    713,494     559,528
    Pendal Group, Ltd......................................    990,162   5,725,087
#   Perpetual, Ltd.........................................    302,668   7,444,569
#*  Perseus Mining, Ltd....................................  4,895,508   1,254,722
    Pioneer Credit, Ltd....................................    146,118     317,004
#   Platinum Asset Management, Ltd.........................    895,590   3,118,382
#*  PMP, Ltd...............................................  3,536,192     488,593
#*  Praemium, Ltd..........................................  1,027,677     563,117
    Premier Investments, Ltd...............................    322,547   3,760,511
    Primary Health Care, Ltd...............................  9,695,448  18,252,438
#*  Prime Media Group, Ltd.................................  2,413,649     443,853
    Pro Medicus, Ltd.......................................    116,103     751,404
    PWR Holdings, Ltd......................................    148,298     396,606
    Qantas Airways, Ltd....................................  3,028,350  11,755,310
    QBE Insurance Group, Ltd...............................  2,810,434  22,581,028
    QMS Media, Ltd.........................................    114,100      75,205
#   Qube Holdings, Ltd.....................................  3,878,065   6,743,719
#*  Quintis, Ltd...........................................  1,092,097      53,239
#*  Ramelius Resources, Ltd................................  2,599,034     765,516
    Ramsay Health Care, Ltd................................     82,984   3,312,319
    RCR Tomlinson, Ltd.....................................  3,992,081   2,568,662
#   REA Group, Ltd.........................................     58,809   2,992,984
    Reckon, Ltd............................................    132,862      68,108
    Reece, Ltd.............................................     87,381     643,390
#   Regis Healthcare, Ltd..................................    537,187     913,398
    Regis Resources, Ltd...................................  2,225,179   6,674,938
#   Reject Shop, Ltd. (The)................................    140,659     220,428
#   Reliance Worldwide Corp., Ltd..........................  1,669,315   5,946,991
#   Resolute Mining, Ltd...................................  3,538,205   2,615,695
#   Retail Food Group, Ltd.................................    617,395     161,844
    Ridley Corp., Ltd......................................  1,127,494   1,159,625
    Rio Tinto, Ltd.........................................    734,474  39,964,417
    Ruralco Holdings, Ltd..................................     96,772     198,394
    RXP Services, Ltd......................................    258,944      84,574
    Salmat, Ltd............................................     68,805      26,882
    Sandfire Resources NL..................................  1,292,478   6,111,300
    Santos, Ltd............................................  3,335,641  15,656,076
*   Saracen Mineral Holdings, Ltd..........................  3,330,019   5,808,240
#   SeaLink Travel Group, Ltd..............................    194,403     582,930
    Seek, Ltd..............................................    586,910   7,456,688
    Select Harvests, Ltd...................................    440,771   1,615,306
#*  Senex Energy, Ltd......................................  6,439,085   1,842,672
    Servcorp, Ltd..........................................    166,522     415,011
#   Service Stream, Ltd....................................  1,544,330   1,741,596
#   Seven Group Holdings, Ltd..............................    396,137   5,004,544
    Seven West Media, Ltd..................................  7,288,987   4,039,730
    SG Fleet Group, Ltd....................................    251,518     593,510
#   Shriro Holdings, Ltd...................................     30,780      10,907
#   Sigma Healthcare, Ltd.................................. 16,581,248   6,124,082
#   Silver Chef, Ltd.......................................    174,432     207,467
#*  Silver Lake Resources, Ltd.............................  2,848,688   1,044,743
#   Sims Metal Management, Ltd.............................    821,061   6,583,765
    SmartGroup Corp., Ltd..................................    304,541   2,156,601
    Sonic Healthcare, Ltd..................................    377,953   6,049,078

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
AUSTRALIA -- (Continued)
    South32, Ltd., ADR.....................................    476,677 $    6,144,367
    South32, Ltd...........................................  4,616,751     11,907,296
    Southern Cross Media Group, Ltd........................  2,928,875      2,373,014
    Spark Infrastructure Group.............................  5,186,250      8,455,373
*   Specialty Fashion Group, Ltd...........................    122,009         99,797
#   SpeedCast International, Ltd...........................  1,370,682      3,504,224
    St Barbara, Ltd........................................  2,428,087      7,167,689
    Star Entertainment Grp, Ltd. (The).....................  2,630,132      8,869,223
    Steadfast Group, Ltd...................................  1,268,020      2,673,825
    Suncorp Group, Ltd.....................................  1,678,780     16,692,259
*   Sundance Energy Australia, Ltd......................... 34,886,123      2,065,602
    Sunland Group, Ltd.....................................    373,663        409,109
#   Super Retail Group, Ltd................................    828,796      4,250,250
#*  Superloop, Ltd.........................................    143,008        176,495
    Sydney Airport.........................................  1,062,864      4,857,894
#*  Syrah Resources, Ltd...................................  1,212,794      1,379,445
    Tabcorp Holdings, Ltd..................................  3,396,953     11,147,736
    Tassal Group, Ltd......................................    855,982      2,506,800
#   Technology One, Ltd....................................  1,005,329      3,884,674
    Telstra Corp., Ltd.....................................  2,254,784      4,932,200
    Telstra Corp., Ltd., ADR...............................     35,561        389,749
*   Terracom, Ltd..........................................    106,417         40,445
    Thorn Group, Ltd.......................................    698,747        285,369
*   Tiger Resources, Ltd...................................  1,677,917          4,456
#   TPG Telecom, Ltd.......................................  1,685,960      8,584,554
    Transurban Group.......................................  1,068,590      8,595,044
    Treasury Wine Estates, Ltd.............................    244,301      2,629,548
#*  Troy Resources, Ltd....................................  1,614,217        110,303
#   Villa World, Ltd.......................................    464,702        662,027
#*  Village Roadshow, Ltd..................................    421,395        678,483
#*  Virgin Australia Holdings, Ltd......................... 10,144,397      1,438,842
    Virtus Health, Ltd.....................................    451,053      1,607,587
#   Vita Group, Ltd........................................    747,399        551,590
#*  Vocus Group, Ltd.......................................  2,539,409      6,196,623
*   Watpac, Ltd............................................    495,298        325,096
#   Webjet, Ltd............................................    224,188      2,078,187
#   Webster, Ltd...........................................     31,325         35,495
    Wesfarmers, Ltd........................................    759,543     25,154,296
    Western Areas, Ltd.....................................  1,305,889      2,087,403
#*  Westgold Resources, Ltd................................    989,836        772,899
#   Westpac Banking Corp...................................  2,290,878     43,516,896
    Westpac Banking Corp., Sponsored ADR...................    258,942      4,901,772
#   Whitehaven Coal, Ltd...................................  4,762,243     16,450,087
    Woodside Petroleum, Ltd................................  1,255,027     30,899,104
    Woolworths Group, Ltd..................................    669,978     13,522,435
    WorleyParsons, Ltd.....................................  1,599,809     16,547,198
    WPP AUNZ, Ltd..........................................  1,160,742        461,469
*   Xero, Ltd..............................................     31,488        892,624
                                                                       --------------
TOTAL AUSTRALIA............................................             1,681,362,907
                                                                       --------------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG.................................     50,416      1,004,418
    ANDRITZ AG.............................................    281,148     14,566,284
    Atrium European Real Estate, Ltd.......................    533,410      2,223,335
    Austria Technologie & Systemtechnik AG.................    204,706      4,848,939
    CA Immobilien Anlagen AG...............................    221,034      7,192,828
    DO & CO AG.............................................     27,649      2,506,941
    Erste Group Bank AG....................................    524,792     21,362,939
    EVN AG.................................................     97,542      1,705,002

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
AUSTRIA -- (Continued)
    FACC AG................................................    84,520 $  1,486,727
    Flughafen Wien AG......................................    13,245      514,788
#   IMMOFINANZ AG..........................................   225,171    5,360,357
    Kapsch TrafficCom AG...................................    17,075      609,266
#   Lenzing AG.............................................    43,871    3,979,504
    Mayr Melnhof Karton AG.................................    21,098    2,670,230
    Oberbank AG............................................     2,814      283,670
    Oesterreichische Post AG...............................   107,282    4,354,933
    OMV AG.................................................   361,928   20,098,799
#   Palfinger AG...........................................    40,182    1,225,221
#   POLYTEC Holding AG.....................................    60,648      625,212
#   Porr AG................................................    47,223    1,278,437
    Raiffeisen Bank International AG.......................   573,832   15,639,086
    Rosenbauer International AG............................     3,859      196,692
    S IMMO AG..............................................   167,893    2,870,498
    Schoeller-Bleckmann Oilfield Equipment AG..............    37,482    3,345,881
#*  Semperit AG Holding....................................    39,636      654,663
    Strabag SE.............................................    64,384    2,263,803
    Telekom Austria AG.....................................   449,927    3,338,377
    Telekom Austria AG, ADR................................     4,200       62,748
    UBM Development AG.....................................       858       36,747
    UNIQA Insurance Group AG...............................   598,923    5,593,549
    Verbund AG.............................................    91,663    3,689,640
    Vienna Insurance Group AG Wiener Versicherung Gruppe...   163,210    4,334,302
    Voestalpine AG.........................................   627,528   22,270,948
    Wienerberger AG........................................   288,578    6,637,583
#*  Zumtobel Group AG......................................    87,902      797,091
                                                                      ------------
TOTAL AUSTRIA..............................................            169,629,438
                                                                      ------------
BELGIUM -- (1.2%)
    Ackermans & van Haaren NV..............................    84,626   13,323,301
    Ageas..................................................   874,091   43,735,197
*   AGFA-Gevaert NV........................................ 1,414,964    6,317,336
    Anheuser-Busch InBev SA/NV.............................   422,890   31,277,499
    Anheuser-Busch InBev SA/NV, Sponsored ADR..............   118,114    8,738,074
*   Argenx SE, ADR.........................................     6,193      495,502
*   Argenx SE..............................................     2,099      166,558
    Atenor.................................................     1,066       60,419
    Banque Nationale de Belgique...........................        92      268,875
    Barco NV...............................................    38,535    4,387,848
    Bekaert SA.............................................   225,314    4,866,231
*   Biocartis NV...........................................    20,846      282,545
    bpost SA...............................................   375,963    5,705,834
#*  Celyad SA..............................................     6,859      170,365
*   Celyad SA, Sponsored ADR...............................       600       15,384
    Cie d'Entreprises CFE..................................    50,144    5,316,859
    Cie Immobiliere de Belgique SA.........................     5,069      294,751
#   Colruyt SA.............................................   305,391   17,756,710
    Deceuninck NV..........................................   277,083      647,201
    D'ieteren SA...........................................   115,349    4,562,189
#   Econocom Group SA......................................   458,105    1,433,885
    Elia System Operator SA................................    73,144    4,572,838
#   Euronav NV.............................................   449,668    4,187,172
*   Euronav NV.............................................   118,314    1,088,489
    EVS Broadcast Equipment SA.............................    52,279    1,162,123
#*  Exmar NV...............................................   139,830      942,573
    Fagron.................................................   160,074    2,603,594
*   Galapagos NV...........................................    32,529    3,341,973
    Gimv NV................................................    25,300    1,349,672

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
BELGIUM -- (Continued)
#*  Ion Beam Applications..................................    18,409 $    323,671
    Jensen-Group NV........................................     9,610      337,276
    KBC Group NV...........................................   393,379   27,110,127
    Kinepolis Group NV.....................................    60,424    3,243,760
#   Lotus Bakeries.........................................       388    1,001,170
#*  MDxHealth..............................................    25,853       50,767
#   Melexis NV.............................................    72,824    4,789,563
#*  Nyrstar NV............................................. 2,736,407    4,942,514
#   Ontex Group NV.........................................   346,934    6,649,494
    Orange Belgium SA......................................   186,270    3,345,096
*   Oxurion NV.............................................   139,163      746,795
#   Picanol................................................     5,463      490,404
    Proximus SADP..........................................   428,301   10,912,198
    Recticel SA............................................   257,044    1,999,663
#   Resilux................................................     5,708      833,410
    Roularta Media Group NV................................     8,176      141,169
    Sioen Industries NV....................................    41,155      998,641
    Sipef NV...............................................    15,936      929,512
    Solvay SA..............................................   368,443   41,968,355
*   Telenet Group Holding NV...............................   114,375    5,541,288
    TER Beke SA............................................     1,906      310,138
*   Tessenderlo Group SA...................................   226,149    7,961,088
    UCB SA.................................................   285,568   23,982,003
    Umicore SA.............................................   285,825   13,454,616
    Van de Velde NV........................................    23,291      580,758
*   Viohalco SA............................................   172,079      495,025
                                                                      ------------
TOTAL BELGIUM..............................................            332,209,498
                                                                      ------------
CANADA -- (8.7%)
*   5N Plus, Inc...........................................   279,292      627,980
    Absolute Software Corp.................................   131,563      769,520
#   Acadian Timber Corp....................................    41,926      543,323
#*  Advantage Oil & Gas, Ltd............................... 5,848,644   13,106,081
    Aecon Group, Inc.......................................   291,623    4,193,417
#*  Africa Oil Corp........................................   435,095      399,913
#   AG Growth International, Inc...........................    54,364    2,426,961
    AGF Management, Ltd., Class B.......................... 1,067,563    4,370,971
    Agnico Eagle Mines, Ltd................................    51,096    1,804,830
    Agnico Eagle Mines, Ltd................................   112,858    3,990,659
#   AGT Food & Ingredients, Inc............................    92,518    1,232,683
#*  Aimia, Inc.............................................   549,492    1,648,747
*   Air Canada.............................................   364,480    6,916,108
#   AirBoss of America Corp................................    86,301      774,870
    AKITA Drilling, Ltd., Class A..........................    52,514      177,115
*   Alacer Gold Corp....................................... 2,136,898    3,489,939
    Alamos Gold, Inc., Class A............................. 2,731,188   10,912,720
#   Alamos Gold, Inc., Class A.............................   371,373    1,481,778
#   Alaris Royalty Corp....................................   310,284    4,534,820
#   Alcanna, Inc...........................................   175,660    1,254,285
*   Alexco Resource Corp...................................    12,200       10,935
    Algoma Central Corp....................................    13,160      119,159
    Algonquin Power & Utilities Corp.......................   699,583    6,982,810
#   Alimentation Couche-Tard, Inc., Class B................   225,059   10,748,194
#*  Alio Gold, Inc.........................................   380,558      271,734
#   AltaGas, Ltd...........................................   384,144    4,829,339
#   Altius Minerals Corp...................................   188,326    1,809,658
    Altus Group, Ltd.......................................   169,965    3,719,618
#*  Americas Silver Corp...................................    51,477      102,450
#*  Amerigo Resources, Ltd.................................   502,800      374,298

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
#   Andrew Peller, Ltd., Class A...........................    85,169 $   967,852
#   ARC Resources, Ltd..................................... 1,569,643  14,617,967
#*  Argonaut Gold, Inc..................................... 1,424,442   1,395,822
*   Aritzia, Inc...........................................   145,396   2,139,330
*   Arrow Exploration Corp.................................    93,952      49,957
#*  Asanko Gold, Inc.......................................   750,013     575,421
    Atco, Ltd., Class I....................................   139,872   4,077,851
#*  Athabasca Oil Corp..................................... 2,742,456   2,666,523
*   ATS Automation Tooling Systems, Inc....................   229,067   3,368,709
#*  Aurora Cannabis, Inc...................................   127,700     867,210
*   Australis Capital, Inc.................................     3,755       4,678
#   AutoCanada, Inc........................................   325,694   2,471,558
*   B2Gold Corp............................................ 5,342,154  13,188,501
#   Badger Daylighting, Ltd................................   150,658   3,044,174
#   Bank of Montreal.......................................   285,012  21,310,138
#   Bank of Montreal.......................................   847,416  63,335,872
    Bank of Nova Scotia (The)..............................   262,275  14,075,526
#   Bank of Nova Scotia (The)..............................   971,369  52,172,229
    Barrick Gold Corp......................................   731,208   9,159,193
#   Barrick Gold Corp...................................... 4,637,776  58,204,089
*   Bausch Health Cos., Inc................................ 2,291,320  52,425,402
#*  Baytex Energy Corp..................................... 6,001,393  12,263,092
*   Baytex Energy Corp.....................................   112,294     229,080
    BCE, Inc...............................................    98,063   3,795,290
    BCE, Inc...............................................    18,939     736,348
#*  Bellatrix Exploration, Ltd.............................   234,033     199,109
    Birchcliff Energy, Ltd................................. 1,188,499   3,746,645
#   Bird Construction, Inc.................................   132,103     683,369
#*  Black Diamond Group, Ltd...............................   375,553     887,212
*   BlackBerry, Ltd........................................   161,026   1,489,491
*   BlackPearl Resources, Inc.............................. 1,683,018   1,534,142
    BMTC Group, Inc........................................     7,200      81,929
#*  BNK Petroleum, Inc.....................................   199,000      58,198
*   Bombardier, Inc., Class A..............................   284,390     693,450
#*  Bombardier, Inc., Class B.............................. 2,651,100   6,424,102
#   Bonavista Energy Corp.................................. 5,570,729   5,289,537
#   Bonterra Energy Corp...................................   167,954   1,889,475
    Boralex, Inc., Class A.................................   432,848   5,589,590
    Brookfield Asset Management, Inc., Class A.............   176,197   7,190,021
    Brookfield Asset Management, Inc., Class A.............   159,444   6,497,343
    Brookfield Real Estate Services, Inc...................    32,200     397,470
#   BRP, Inc...............................................   111,940   4,503,280
#*  BSM Technologies, Inc..................................   135,800      97,998
    CAE, Inc...............................................   236,115   4,164,678
    CAE, Inc...............................................   240,954   4,252,838
    Caledonia Mining Corp. P.L.C...........................     7,193      39,122
#*  Calfrac Well Services, Ltd.............................   850,068   2,918,688
    Calian Group, Ltd......................................    14,495     285,287
    Cameco Corp............................................   827,012   8,857,814
    Cameco Corp............................................   505,755   5,421,694
    Canaccord Genuity Group, Inc...........................   592,919   3,107,705
#*  Canacol Energy, Ltd....................................   738,579   2,070,232
#   Canadian Imperial Bank of Commerce.....................    95,310   8,230,347
    Canadian Imperial Bank of Commerce.....................   444,500  38,369,240
    Canadian National Railway Co...........................   105,500   9,018,930
    Canadian National Railway Co...........................   127,090  10,863,653
    Canadian Natural Resources, Ltd........................ 1,959,071  53,521,820
    Canadian Pacific Railway, Ltd..........................    50,372  10,330,000
    Canadian Pacific Railway, Ltd..........................     1,271     260,555

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
#   Canadian Tire Corp., Ltd., Class A.....................   110,915 $12,481,255
    Canadian Utilities, Ltd., Class A......................    81,259   1,927,698
#   Canadian Western Bank..................................   637,108  14,818,829
*   Canfor Corp............................................   544,230   7,817,531
    Canfor Pulp Products, Inc..............................   237,770   3,977,132
#*  Canopy Growth Corp.....................................    50,900   1,872,526
#   CanWel Building Materials Group, Ltd...................   291,340   1,071,127
    Capital Power Corp.....................................   326,269   6,770,989
#*  Capstone Mining Corp................................... 4,532,514   1,687,061
#   Cardinal Energy, Ltd...................................   548,186   1,619,843
#   Cargojet, Inc..........................................     7,533     458,349
    Cascades, Inc..........................................   533,033   4,146,195
    CCL Industries, Inc., Class B..........................   206,500   8,686,976
*   Celestica, Inc.........................................   393,537   4,084,914
*   Celestica, Inc.........................................   180,887   1,876,954
#   Cenovus Energy, Inc....................................   971,608   8,221,895
    Cenovus Energy, Inc....................................   901,966   7,630,632
*   Centerra Gold, Inc..................................... 1,385,662   5,410,234
    Cervus Equipment Corp..................................    36,871     327,412
#   CES Energy Solutions Corp..............................   981,947   2,603,209
*   CGI Group, Inc., Class A...............................   127,986   7,904,031
*   CGI Group, Inc., Class A...............................    60,019   3,703,172
#   Chesswood Group, Ltd...................................    44,823     340,484
#*  China Gold International Resources Corp., Ltd.......... 2,774,429   3,793,515
    CI Financial Corp......................................   394,140   5,829,242
#   Cineplex, Inc..........................................   440,560  12,144,724
    Clairvest Group, Inc...................................       516      18,238
*   Clarke, Inc............................................       600       5,688
#   Clearwater Seafoods, Inc...............................   155,233     645,011
    Cogeco Communications, Inc.............................   146,269   7,172,064
    Cogeco, Inc............................................    57,415   2,695,315
    Colliers International Group, Inc......................    14,396     977,631
    Colliers International Group, Inc......................    69,017   4,682,803
#   Computer Modelling Group, Ltd..........................   324,275   1,941,044
#*  Conifex Timber, Inc....................................    28,900      54,882
    Constellation Software, Inc............................    20,424  14,056,248
#*  Continental Gold, Inc..................................   713,547   1,235,814
#*  Copper Mountain Mining Corp............................ 1,645,031   1,187,116
    Corby Spirit and Wine, Ltd.............................    38,685     567,147
*   Corridor Resources, Inc................................    13,700       6,660
#   Corus Entertainment, Inc., Class B..................... 2,285,042   8,609,372
    Cott Corp..............................................   711,593  10,702,359
    Cott Corp..............................................   183,186   2,757,983
#   Crescent Point Energy Corp............................. 1,670,791   7,894,200
    Crescent Point Energy Corp.............................   501,959   2,369,246
#*  Crew Energy, Inc....................................... 5,087,833   4,792,368
*   CRH Medical Corp.......................................   238,755     743,587
#*  Delphi Energy Corp..................................... 4,257,803   1,843,555
#*  Denison Mines Corp..................................... 2,977,144   1,877,040
*   Descartes Systems Group, Inc. (The)....................    49,829   1,524,640
*   Descartes Systems Group, Inc. (The)....................     8,468     259,036
*   Detour Gold Corp.......................................   836,797   6,172,129
#   DHX Media, Ltd.........................................   421,277     787,224
#*  DIRTT Environmental Solutions..........................   102,832     542,105
    Dollarama, Inc.........................................   252,972   6,996,628
    Dorel Industries, Inc., Class B........................   317,164   5,184,678
*   DREAM Unlimited Corp., Class A.........................    31,040     170,945
*   Dundee Precious Metals, Inc............................   775,167   2,025,580
#*  Eastmain Resources, Inc................................   103,500      12,579

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
#*  Echelon Financial Holdings, Inc........................     7,778 $    64,991
    ECN Capital Corp....................................... 1,039,947   2,756,971
*   eCobalt Solutions, Inc.................................    23,800      11,751
    E-L Financial Corp., Ltd...............................       138      85,141
#*  Eldorado Gold Corp..................................... 4,157,084   2,778,863
*   Eldorado Gold Corp.....................................   214,595     141,912
    Element Fleet Management Corp.......................... 1,076,936   6,339,970
#   Emera, Inc.............................................    40,782   1,258,358
    Empire Co., Ltd., Class A..............................   682,527  12,417,123
#   Enbridge Income Fund Holdings, Inc.....................   466,981  10,808,547
    Enbridge, Inc..........................................    43,992   1,370,771
    Enbridge, Inc..........................................   409,997  12,755,007
    Encana Corp............................................ 1,219,644  12,451,681
    Encana Corp............................................   937,667   9,601,710
#*  Endeavour Mining Corp..................................   234,173   3,591,443
#*  Endeavour Silver Corp..................................   192,213     386,923
    Enerflex, Ltd..........................................   426,240   5,141,624
#*  Energy Fuels, Inc......................................   220,413     736,692
#   Enerplus Corp..........................................   509,695   4,742,880
    Enerplus Corp.......................................... 1,245,435  11,570,091
    Enghouse Systems, Ltd..................................    81,746   4,524,299
    Ensign Energy Services, Inc............................ 2,362,140   9,204,891
*   Epsilon Energy, Ltd....................................   178,985     353,497
#   Equitable Group, Inc...................................    69,336   3,186,470
#*  Essential Energy Services Trust........................   840,850     255,490
    Evertz Technologies, Ltd...............................   106,626   1,312,931
#   Exchange Income Corp...................................   102,091   2,343,568
    Exco Technologies, Ltd.................................   185,052   1,297,451
#*  EXFO, Inc..............................................       198         553
#   Extendicare, Inc.......................................   357,597   1,999,251
    Fairfax Financial Holdings, Ltd........................    50,296  24,440,238
    Fiera Capital Corp.....................................   153,104   1,440,965
    Finning International, Inc.............................   520,563  10,811,039
#   Firm Capital Mortgage Investment Corp..................   129,018   1,262,298
    First Capital Realty, Inc..............................   261,864   3,906,726
#*  First Majestic Silver Corp.............................    82,258     456,763
*   First Majestic Silver Corp.............................   127,578     708,058
#   First National Financial Corp..........................    70,735   1,447,530
    First Quantum Minerals, Ltd............................ 1,896,561  18,930,315
    FirstService Corp......................................    84,949   6,235,257
    FirstService Corp......................................    13,106     961,508
#*  Fission Uranium Corp................................... 1,807,387     919,860
    Fortis, Inc............................................   178,102   5,885,098
    Fortis, Inc............................................    75,132   2,481,610
*   Fortuna Silver Mines, Inc.............................. 1,189,682   4,518,523
    Franco-Nevada Corp.....................................    36,170   2,258,093
#   Freehold Royalties, Ltd................................   292,793   2,150,715
*   Frontera Energy Corp...................................    24,372     318,061
    Gamehost, Inc..........................................    78,328     610,464
*   GDI Integrated Facility Services, Inc..................     3,600      47,993
*   Gear Energy, Ltd....................................... 1,202,965     767,588
#   Genworth MI Canada, Inc................................   246,215   8,081,545
    George Weston, Ltd.....................................   168,667  12,267,739
    Gibson Energy, Inc.....................................   182,556   2,889,944
    Gildan Activewear, Inc.................................   163,400   4,884,189
    Gildan Activewear, Inc.................................    85,280   2,550,725
*   Glacier Media, Inc.....................................    28,375      13,795
#   Gluskin Sheff & Associates, Inc........................   140,999   1,201,723
#   GMP Capital, Inc.......................................   280,735     411,576

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
#   goeasy, Ltd............................................    82,351 $ 2,698,013
    Goldcorp, Inc..........................................   141,549   1,278,452
    Goldcorp, Inc.......................................... 2,142,404  19,324,484
*   Golden Star Resources, Ltd.............................   199,826     704,313
*   Gran Tierra Energy, Inc................................    49,235     150,167
*   Gran Tierra Energy, Inc................................ 2,698,444   8,260,647
#   Granite Oil Corp.......................................   733,425     668,548
*   Great Canadian Gaming Corp.............................   233,910   7,533,734
#*  Great Panther Silver, Ltd..............................    98,337      64,241
    Great-West Lifeco, Inc.................................   286,838   6,582,381
    Guardian Capital Group, Ltd., Class A..................     6,617     121,186
#*  Guyana Goldfields, Inc.................................   830,807   1,117,041
*   Heroux-Devtek, Inc.....................................   154,359   1,460,985
    High Arctic Energy Services, Inc.......................   109,100     293,375
#   High Liner Foods, Inc..................................   103,090     663,278
#*  Home Capital Group, Inc................................   645,820   6,402,029
#   Horizon North Logistics, Inc...........................   782,768   1,540,027
    Hudbay Minerals, Inc...................................   225,751     882,686
#   Hudbay Minerals, Inc................................... 4,929,683  19,359,992
#   Hudson's Bay Co........................................   504,954   3,248,859
#   Husky Energy, Inc......................................   936,184  13,234,368
    Hydro One, Ltd.........................................   175,744   2,556,495
*   IAMGOLD Corp........................................... 3,028,363  10,397,813
*   IAMGOLD Corp...........................................   208,317     712,444
*   IBI Group, Inc.........................................    78,700     240,324
    IGM Financial, Inc.....................................   125,080   3,071,774
#*  Imperial Metals Corp...................................   149,442     149,845
    Imperial Oil, Ltd......................................     4,800     149,930
    Imperial Oil, Ltd......................................   284,608   8,891,154
*   Indigo Books & Music, Inc..............................    13,523     141,758
    Industrial Alliance Insurance & Financial Services, Inc   387,099  13,684,977
    Information Services Corp..............................    12,844     144,885
    Innergex Renewable Energy, Inc.........................   410,895   3,811,023
    Intact Financial Corp..................................    56,112   4,433,293
#   Inter Pipeline, Ltd....................................   479,456   7,775,750
*   Interfor Corp..........................................   525,210   5,808,848
*   Intertain Group, Ltd. (The)............................     9,266      80,100
    Intertape Polymer Group, Inc...........................   240,434   3,176,078
    Invesque, Inc..........................................    82,683     609,374
#*  Ivanhoe Mines, Ltd., Class A........................... 1,173,663   2,211,010
#   Just Energy Group, Inc.................................   369,329   1,197,945
    Just Energy Group, Inc.................................     6,432      20,775
#   K-Bro Linen, Inc.......................................    22,464     634,613
*   Kelt Exploration, Ltd..................................   914,003   4,221,306
    Keyera Corp............................................   274,804   6,846,877
*   Kinaxis, Inc...........................................    70,759   4,777,287
*   Kingsway Financial Services, Inc.......................    14,675      38,904
*   Kinross Gold Corp...................................... 9,816,525  25,502,310
*   Kinross Gold Corp......................................    52,598     136,229
    Kirkland Lake Gold, Ltd................................   981,289  19,253,823
*   Knight Therapeutics, Inc...............................   546,656   3,263,866
#   KP Tissue, Inc.........................................    39,140     212,877
#   Labrador Iron Ore Royalty Corp.........................   233,097   5,064,054
*   Largo Resources, Ltd...................................   590,400   1,789,431
    Lassonde Industries, Inc., Class A.....................     1,600     282,201
#   Laurentian Bank of Canada..............................   299,871   9,466,853
#*  Leagold Mining Corp....................................   214,200     237,557
    Leon's Furniture, Ltd..................................    71,594     941,933
    Linamar Corp...........................................   309,873  12,830,854

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
    Loblaw Cos., Ltd.......................................   318,360 $15,922,214
#   Lucara Diamond Corp.................................... 2,135,513   3,536,343
#*  Lundin Gold, Inc.......................................    72,700     258,450
    Lundin Mining Corp..................................... 5,717,640  23,496,853
#*  Lydian International, Ltd..............................    58,000       8,371
    Magellan Aerospace Corp................................    94,088   1,357,949
    Magna International, Inc...............................   310,950  15,308,344
    Magna International, Inc...............................   397,415  19,568,715
#*  Mainstreet Equity Corp.................................    18,782     681,114
*   Major Drilling Group International, Inc................   558,726   1,977,791
#*  Mandalay Resources Corp................................ 1,186,080      58,563
*   Manitok Energy, Inc....................................       450           0
    Manulife Financial Corp................................   537,959   8,471,184
    Manulife Financial Corp................................ 1,467,342  23,066,616
    Maple Leaf Foods, Inc..................................   308,243   7,010,365
#*  Marathon Gold Corp.....................................   329,000     187,436
    Martinrea International, Inc...........................   642,492   5,558,877
#   Maxar Technologies, Ltd................................   250,950   3,751,526
    Maxar Technologies, Ltd................................    19,100     284,781
*   Maxim Power Corp.......................................    24,537      40,633
#   Mediagrif Interactive Technologies, Inc................    10,600      85,351
#   Medical Facilities Corp................................   392,288   4,177,810
*   MEG Energy Corp........................................ 1,561,826  12,492,710
    Melcor Developments, Ltd...............................     4,424      47,048
    Methanex Corp..........................................   123,400   7,991,074
    Methanex Corp..........................................   176,329  11,413,776
    Metro, Inc.............................................   465,598  14,610,396
*   Mitel Networks Corp....................................   360,742   3,962,417
    Morguard Corp..........................................     2,345     317,179
#   Morneau Shepell, Inc...................................   217,422   4,505,505
    Mountain Province Diamonds, Inc........................    32,000      53,963
    MTY Food Group, Inc....................................    51,565   2,660,407
#   Mullen Group, Ltd......................................   482,960   5,026,056
#   National Bank of Canada................................   967,070  43,899,961
    Nevsun Resources, Ltd.................................. 1,470,470   6,534,429
#*  New Gold, Inc.......................................... 8,109,691   6,468,286
#   NFI Group, Inc.........................................   227,546   7,676,188
    Norbord, Inc...........................................    89,592   2,284,630
    Norbord, Inc...........................................    25,603     651,084
    North American Construction Group, Ltd.................    48,476     516,631
    North American Construction Group, Ltd.................     9,700     103,499
    North West Co., Inc. (The).............................   206,459   4,501,024
    Northland Power, Inc...................................   433,380   6,666,372
    Nutrien, Ltd...........................................   196,222  10,387,574
    Nutrien, Ltd...........................................   442,850  23,440,072
*   NuVista Energy, Ltd.................................... 1,187,779   4,781,973
#*  Obsidian Energy, Ltd................................... 2,661,475   1,940,838
*   Obsidian Energy, Ltd...................................   156,120     111,626
#   OceanaGold Corp........................................ 4,046,305  11,649,129
    Onex Corp..............................................    90,987   5,981,940
    Open Text Corp.........................................   190,000   6,413,916
    Open Text Corp.........................................    34,452   1,164,478
*   Orbite Technologies, Inc...............................   174,500         698
#   Osisko Gold Royalties, Ltd.............................   468,291   3,585,683
#*  Painted Pony Energy, Ltd............................... 2,555,928   4,057,799
    Pan American Silver Corp...............................   236,703   3,486,405
    Pan American Silver Corp...............................   710,873  10,435,616
#*  Paramount Resources, Ltd., Class A.....................   580,191   4,239,761
*   Parex Resources, Inc...................................   716,182  10,428,963

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
#   Parkland Fuel Corp.....................................   410,937 $13,800,391
    Pason Systems, Inc.....................................   274,510   4,143,350
    Pembina Pipeline Corp..................................   143,197   4,631,637
    Pembina Pipeline Corp..................................    72,307   2,336,962
#*  Pengrowth Energy Corp.................................. 2,546,980   1,760,608
#   Peyto Exploration & Development Corp...................   694,536   5,666,234
*   PHX Energy Services Corp...............................   194,326     413,318
#*  Pine Cliff Energy, Ltd.................................   252,200      55,557
#   Pizza Pizza Royalty Corp...............................   114,891     735,714
*   Points International, Ltd..............................     6,420      80,028
    Polaris Infrastructure, Inc............................    67,204     545,718
    Pollard Banknote, Ltd..................................    23,300     432,035
#   PrairieSky Royalty, Ltd................................    98,377   1,494,580
#*  Precision Drilling Corp................................ 1,575,484   3,805,719
*   Precision Drilling Corp................................   455,094   1,096,777
#*  Premier Gold Mines, Ltd................................ 1,086,662   1,419,772
    Premium Brands Holdings Corp...........................   108,354   7,286,703
*   Pretium Resources, Inc.................................   190,056   1,524,548
    Pulse Seismic, Inc.....................................   187,026     321,075
    Quarterhill, Inc.......................................   785,564     978,636
    Quebecor, Inc., Class B................................   374,838   7,351,830
#*  Questerre Energy Corp., Class A........................   145,025      51,777
    Recipe Unlimited Corp..................................    83,967   1,732,344
    Reitmans Canada, Ltd., Class A.........................   180,779     521,828
    Restaurant Brands International, Inc...................    67,175   3,680,095
#   Richelieu Hardware, Ltd................................   177,191   3,399,935
    Ritchie Bros Auctioneers, Inc..........................    41,200   1,385,800
    Rocky Mountain Dealerships, Inc........................   111,070     860,583
    Rogers Communications, Inc., Class B...................    36,400   1,874,402
    Rogers Communications, Inc., Class B...................    71,767   3,696,718
#   Rogers Sugar, Inc......................................   602,064   2,428,470
*   Roxgold, Inc...........................................   976,000     607,938
    Royal Bank of Canada...................................   304,065  22,154,973
    Royal Bank of Canada...................................   699,021  50,916,690
    Russel Metals, Inc.....................................   432,977   8,005,363
#*  Sabina Gold & Silver Corp.............................. 1,097,598   1,192,271
#*  Sandstorm Gold, Ltd.................................... 1,158,908   4,287,198
    Saputo, Inc............................................   179,384   5,465,526
    Savaria Corp...........................................    36,700     473,369
*   Seabridge Gold, Inc....................................    31,005     391,593
    Secure Energy Services, Inc............................   812,770   5,297,251
#*  SEMAFO, Inc............................................ 1,556,190   3,404,480
*   Seven Generations Energy, Ltd., Class A................ 1,591,652  17,059,675
    Shaw Communications, Inc., Class B.....................    81,071   1,509,400
    Shaw Communications, Inc., Class B.....................   264,268   4,925,956
    ShawCor, Ltd...........................................   267,551   4,853,293
*   Shopify, Inc., Class A.................................    11,613   1,604,336
#   Sienna Senior Living, Inc..............................   183,305   2,311,416
#*  Sierra Wireless, Inc...................................    49,826     898,151
*   Sierra Wireless, Inc...................................    84,028   1,509,983
    Sleep Country Canada Holdings, Inc.....................   142,863   2,882,328
    SNC-Lavalin Group, Inc.................................   208,605   7,447,632
*   Solium Capital, Inc....................................    18,806     158,854
*   Southern Pacific Resource Corp.........................   665,787          67
#*  Spin Master Corp.......................................    45,800   1,629,589
#*  Sprott Resource Holdings, Inc..........................     4,449       4,833
#   Sprott, Inc............................................   686,181   1,568,920
*   SSR Mining, Inc........................................   426,933   4,183,554
*   SSR Mining, Inc........................................   271,594   2,658,905

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
    Stantec, Inc...........................................   257,429 $ 6,699,470
    Stantec, Inc...........................................    70,845   1,843,387
*   Stars Group, Inc. (The)................................   353,663   7,355,610
*   Stars Group, Inc. (The)................................   118,266   2,456,385
#   Stella-Jones, Inc......................................   143,409   4,592,748
#*  STEP Energy Services, Ltd..............................    39,900     113,052
#*  Stornoway Diamond Corp................................. 1,328,571     272,486
*   Strad Energy Services, Ltd.............................     1,000       1,189
#*  Street Capital Group, Inc..............................    73,300      46,214
    Stuart Olson, Inc......................................   201,701     761,483
    Sun Life Financial, Inc................................   303,126  11,100,843
    Sun Life Financial, Inc................................   373,530  13,671,198
    Suncor Energy, Inc.....................................   804,361  26,982,112
    Suncor Energy, Inc..................................... 1,806,178  60,163,789
*   SunOpta, Inc...........................................   104,900     778,358
#*  SunOpta, Inc...........................................   115,193     878,528
#   Superior Plus Corp.....................................   993,775   8,930,349
    Supremex, Inc..........................................    91,498     207,816
#   Surge Energy, Inc...................................... 2,614,583   4,051,616
#*  Tahoe Resources, Inc................................... 2,696,210   6,369,565
*   Tahoe Resources, Inc...................................   617,617   1,463,752
*   Tamarack Valley Energy, Ltd............................ 1,466,550   3,954,767
*   Taseko Mines, Ltd...................................... 1,765,483   1,206,984
#   Teck Resources, Ltd., Class A..........................     5,209     106,835
    Teck Resources, Ltd., Class B..........................   209,473   4,329,644
    Teck Resources, Ltd., Class B.......................... 2,272,029  46,962,839
    TELUS Corp.............................................    87,440   2,994,261
*   Teranga Gold Corp......................................   452,477   1,240,793
#*  Tervita Corp...........................................    69,862     397,481
    TFI International, Inc.................................   612,292  20,376,401
#*  Theratechnologies, Inc.................................    89,811     582,617
    Thomson Reuters Corp...................................   154,878   7,208,306
#   Timbercreek Financial Corp.............................    30,631     209,876
#*  TMAC Resources, Inc....................................   114,800     432,533
    TMX Group, Ltd.........................................   146,957   9,241,954
    TORC Oil & Gas, Ltd.................................... 1,359,365   5,586,361
*   Torex Gold Resources, Inc..............................   406,520   3,702,514
    Toromont Industries, Ltd...............................   217,307  10,231,067
    Toronto-Dominion Bank (The)............................   680,144  37,730,955
    Toronto-Dominion Bank (The)............................   473,365  26,252,823
#   Torstar Corp., Class B.................................   362,270     266,931
    Total Energy Services, Inc.............................   240,394   1,740,250
    Tourmaline Oil Corp....................................   925,213  13,493,934
    TransAlta Corp......................................... 1,028,569   5,430,176
    TransAlta Corp.........................................   421,210   2,215,565
#   TransAlta Renewables, Inc..............................   405,806   3,344,597
    TransCanada Corp.......................................    89,167   3,362,262
    TransCanada Corp.......................................   103,709   3,911,903
    Transcontinental, Inc., Class A........................   557,497   9,176,923
    TransGlobe Energy Corp.................................   382,883     895,803
    TransGlobe Energy Corp.................................    30,106      69,545
#*  Trevali Mining Corp.................................... 3,522,038   1,310,949
#*  Trican Well Service, Ltd............................... 2,127,247   2,908,613
#   Tricon Capital Group, Inc..............................   479,675   3,811,311
*   Trinidad Drilling, Ltd................................. 1,564,919   1,973,311
*   Trisura Group, Ltd.....................................    12,064     238,086
*   Trisura Group, Ltd.....................................        58       1,142
*   Turquoise Hill Resources, Ltd.......................... 1,956,519   3,299,383
*   Turquoise Hill Resources, Ltd..........................   263,904     451,276

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
CANADA -- (Continued)
#   Uni-Select, Inc........................................    210,722 $    3,468,681
#   Valener, Inc...........................................    148,387      2,216,027
#   Vermilion Energy, Inc..................................    174,797      4,635,312
    Vermilion Energy, Inc..................................    158,708      4,215,284
    Wajax Corp.............................................    138,358      2,456,171
    Waste Connections, Inc.................................        134         10,278
#*  Wesdome Gold Mines, Ltd................................    380,151      1,094,438
    West Fraser Timber Co., Ltd............................    361,841     18,179,318
*   Western Energy Services Corp...........................    562,221        290,410
#   Western Forest Products, Inc...........................  2,926,173      3,912,085
#   WestJet Airlines, Ltd..................................     37,767        550,246
    Westshore Terminals Investment Corp....................    302,841      5,521,048
    Wheaton Precious Metals Corp...........................    220,972      3,632,370
    Wheaton Precious Metals Corp...........................    183,172      3,009,516
    Whitecap Resources, Inc................................  2,080,884     10,179,570
    Winpak, Ltd............................................    114,131      3,959,408
    WSP Global, Inc........................................     91,909      4,588,294
    Yamana Gold, Inc.......................................  2,405,856      5,464,324
    Yamana Gold, Inc.......................................    135,431        307,428
*   Yangarra Resources, Ltd................................    771,424      2,203,315
#*  Yellow Pages, Ltd......................................     91,812        555,147
    ZCL Composites, Inc....................................    184,242        937,690
                                                                       --------------
TOTAL CANADA...............................................             2,475,147,060
                                                                       --------------
CHINA -- (0.0%)
*   GCL New Energy Holdings, Ltd........................... 15,140,000        504,573
    Xinghua Port Holdings, Ltd.............................    335,000         41,386
    Yeebo International Holdings, Ltd......................    814,000        108,255
                                                                       --------------
TOTAL CHINA................................................                   654,214
                                                                       --------------
DENMARK -- (1.6%)
#*  ALK-Abello A.S.........................................     21,395      3,427,559
    Alm Brand A.S..........................................    423,892      3,549,814
    Ambu A.S., Class B.....................................    371,400      7,736,889
    AP Moller--Maersk A.S., Class A........................      2,874      3,410,590
    AP Moller--Maersk A.S., Class B........................      4,936      6,230,268
#*  Bang & Olufsen A.S.....................................    172,585      3,585,242
    BankNordik P/F.........................................      1,342         22,913
#*  Bavarian Nordic A.S....................................    145,014      3,351,677
    Brodrene Hartmann A.S..................................     10,213        485,157
    Carlsberg A.S., Class B................................    171,119     18,877,264
    Chr Hansen Holding A.S.................................    210,010     21,198,840
    Coloplast A.S., Class B................................     39,319      3,668,995
    Columbus A.S...........................................    294,778        699,866
*   D/S Norden A.S.........................................    194,505      2,686,407
    Danske Bank A.S........................................    652,882     12,495,263
    DFDS A.S...............................................    173,530      7,427,166
    Djurslands Bank A.S....................................      1,040         37,741
    DSV A.S................................................    470,416     37,738,918
#   FLSmidth & Co. A.S.....................................    203,493     10,677,384
    Fluegger Group A.S., Class B...........................        350         15,937
*   Genmab A.S.............................................     19,056      2,607,508
    GN Store Nord A.S......................................    746,777     31,677,275
    GronlandsBANKEN A.S....................................         33          2,943
    H Lundbeck A.S.........................................    248,895     11,608,871
#*  H+H International A.S., Class B........................    136,345      2,242,065
    Harboes Bryggeri A.S., Class B.........................      2,462         29,275
#   IC Group A.S...........................................     34,986        269,898

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
DENMARK -- (Continued)
    ISS A.S................................................   507,378 $ 16,662,883
#   Jeudan A.S.............................................     2,667      378,545
    Jyske Bank A.S.........................................   325,198   13,278,143
    Matas A.S..............................................    98,744      953,695
*   Nilfisk Holding A.S....................................   191,871    7,531,368
#*  NKT A.S................................................   166,133    3,124,952
#   NNIT A.S...............................................    45,556    1,288,206
    Novo Nordisk A.S., Sponsored ADR.......................   595,283   25,704,320
    Novo Nordisk A.S., Class B.............................   600,030   25,913,229
    Novozymes A.S., Class B................................   337,038   16,644,617
    Orsted A.S.............................................    52,081    3,302,494
#   Pandora A.S............................................   233,401   14,586,659
#   Parken Sport & Entertainment A.S.......................    10,398      120,613
    Per Aarsleff Holding A.S...............................    91,118    2,980,113
#   Ringkjoebing Landbobank A.S............................    80,319    4,082,304
    Rockwool International A.S., Class A...................       590      168,715
    Rockwool International A.S., Class B...................    28,368    9,692,161
    Royal Unibrew A.S......................................   269,165   19,100,547
#   RTX A.S................................................    27,668      722,110
*   Santa Fe Group A.S.....................................   214,872      502,140
    Scandinavian Tobacco Group A.S., Class A...............    47,871      726,255
    Schouw & Co., A.S......................................    59,595    4,866,380
    SimCorp A.S............................................   126,381    9,730,717
    Solar A.S., Class B....................................    24,308    1,302,178
    Spar Nord Bank A.S.....................................   271,094    2,246,264
    Sydbank A.S............................................   372,668    8,607,617
    Tivoli A.S.............................................     1,281      124,022
#*  TK Development A.S.....................................   598,233      529,686
    Topdanmark A.S.........................................   319,685   15,195,767
*   TORM P.L.C.............................................     8,674       50,993
#   Tryg A.S...............................................   383,356    9,241,163
    United International Enterprises.......................     3,509      788,054
#   Vestas Wind Systems A.S................................   569,770   35,730,489
*   Vestjysk Bank A.S......................................    41,424       12,735
#*  William Demant Holding A.S.............................   340,622   11,196,830
#*  Zealand Pharma A.S.....................................    27,073      344,659
                                                                      ------------
TOTAL DENMARK..............................................            463,193,348
                                                                      ------------
FINLAND -- (1.7%)
*   Afarak Group Oyj.......................................    18,424       18,314
    Ahlstrom-Munksjo Oyj...................................    58,584      913,236
    Aktia Bank Oyj.........................................   154,382    1,503,584
    Alandsbanken Abp, Class B..............................     1,250       19,259
    Alma Media Oyj.........................................    59,478      443,242
    Amer Sports Oyj........................................   633,776   23,558,585
    Apetit Oyj.............................................     3,389       38,188
    Asiakastieto Group Oyj.................................     9,514      312,947
    Aspo Oyj...............................................    25,687      267,175
    Atria Oyj..............................................    50,155      480,594
#*  BasWare Oyj............................................     8,919      201,064
#   Bittium Oyj............................................   113,982      755,309
    Cargotec Oyj, Class B..................................   180,748    7,512,269
#*  Caverion Oyj...........................................   151,548      948,501
#   Citycon Oyj............................................ 1,489,159    2,894,174
    Cramo Oyj..............................................   210,675    4,015,987
    Digia Oyj..............................................    14,070       45,333
    Elisa Oyj..............................................   379,350   15,092,828
    Finnair Oyj............................................   421,333    3,165,012
    Fiskars Oyj Abp........................................    95,884    1,767,866

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
FINLAND -- (Continued)
    Fortum Oyj............................................. 1,062,203 $ 22,360,119
    F-Secure Oyj...........................................   305,327      796,340
    Glaston Oyj ABP........................................    57,076       25,881
    HKScan Oyj, Class A....................................   165,652      358,459
#   Huhtamaki Oyj..........................................   647,668   18,158,950
    Ilkka-Yhtyma Oyj.......................................    29,672      102,088
    Kemira Oyj.............................................   704,227    8,637,263
    Kesko Oyj, Class A.....................................     6,046      339,330
    Kesko Oyj, Class B.....................................   366,466   21,402,556
    Kone Oyj, Class B......................................   185,860    9,046,639
#   Konecranes Oyj.........................................   340,959   12,210,062
    Lassila & Tikanoja Oyj.................................   171,966    3,093,838
#   Lehto Group Oyj........................................   143,598      747,710
    Metsa Board Oyj........................................   996,017    8,710,692
    Metso Oyj..............................................   619,486   19,558,351
#   Neste Oyj..............................................   424,141   34,828,390
    Nokia Oyj.............................................. 6,695,741   37,821,455
#   Nokia Oyj.............................................. 1,186,596    6,731,538
    Nokia Oyj, Sponsored ADR...............................   352,085    1,978,717
    Nokian Renkaat Oyj.....................................   687,429   21,865,983
    Olvi Oyj, Class A......................................    34,711    1,161,441
    Oriola Oyj.............................................     1,000        3,033
    Oriola Oyj, Class B....................................   729,540    2,228,383
    Orion Oyj, Class A.....................................    40,158    1,389,495
    Orion Oyj, Class B.....................................   380,941   13,104,107
#   Outokumpu Oyj.......................................... 1,703,790    7,141,767
#*  Outotec Oyj............................................   769,767    2,977,313
#   Pihlajalinna Oyj.......................................    29,717      302,561
    Ponsse Oyj.............................................    52,110    1,602,727
    Poyry Oyj..............................................    33,937      288,290
*   QT Group Oyj...........................................    12,507      112,223
    Raisio Oyj, Class V....................................   451,151    1,383,832
    Ramirent Oyj...........................................   603,949    4,409,206
    Rapala VMC Oyj.........................................    15,713       58,754
    Raute Oyj, Class A.....................................     1,914       54,212
    Revenio Group Oyj......................................    46,239      670,414
    Sampo Oyj, Class A.....................................   431,573   19,846,774
    Sanoma Oyj.............................................   504,321    5,682,434
*   Stockmann Oyj Abp, Class A.............................     8,998       30,544
#*  Stockmann Oyj Abp (5462393), Class B...................   152,672      521,101
    Stora Enso Oyj, Sponsored ADR..........................    57,313      859,122
    Stora Enso Oyj, Class R................................ 2,075,858   31,190,182
    Teleste Oyj............................................    20,343      145,121
    Tieto Oyj..............................................   254,255    8,184,248
#   Tikkurila Oyj..........................................   154,126    2,098,883
    Tokmanni Group Corp....................................    38,109      309,112
    UPM-Kymmene Oyj........................................ 1,767,276   56,815,686
    Uponor Oyj.............................................   278,180    3,012,740
    Vaisala Oyj, Class A...................................    43,398      849,567
    Valmet Oyj.............................................   709,614   16,157,109
    Wartsila Oyj Abp.......................................   934,488   15,900,868
#   YIT Oyj................................................   736,769    4,196,264
                                                                      ------------
TOTAL FINLAND..............................................            495,415,341
                                                                      ------------
FRANCE -- (7.3%)
    ABC arbitrage..........................................   106,722      771,337
    Accor SA...............................................    62,634    2,861,898
    Actia Group............................................    56,471      270,309
    Aeroports de Paris.....................................    33,354    6,976,086

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
FRANCE -- (Continued)
*   Air France-KLM......................................... 1,982,827 $19,170,337
    Air Liquide SA.........................................   275,163  33,263,395
    Airbus SE..............................................   200,218  22,126,936
    Akka Technologies......................................    28,662   1,888,043
    AKWEL..................................................    73,269   1,459,146
    Albioma SA.............................................   131,462   2,554,375
#   Alstom SA..............................................   416,703  18,198,528
    Altamir................................................    42,488     743,528
    Alten SA...............................................   121,840  11,741,762
#   Altran Technologies SA................................. 1,135,282  11,252,471
    Amundi SA..............................................   100,670   5,980,383
#   Antalis International SAS..............................   118,230     150,727
    APRIL SA...............................................    36,196     654,545
#*  Archos.................................................   186,865      95,711
    Arkema SA..............................................   410,556  43,072,903
    Assystem...............................................    45,716   1,328,418
    Atos SE................................................   257,632  22,034,520
    Aubay..................................................    41,376   1,472,370
    AXA SA, Sponsored ADR..................................   404,668  10,102,537
    AXA SA................................................. 1,681,995  42,094,740
    Axway Software SA......................................    24,704     391,138
#   Bastide le Confort Medical.............................    13,234     525,207
    Beneteau SA............................................   124,323   2,061,135
    Bigben Interactive.....................................    52,283     459,860
    BioMerieux.............................................   111,023   8,466,438
    BNP Paribas SA......................................... 1,166,095  60,769,923
    Boiron SA..............................................    28,191   1,687,900
    Bollore SA............................................. 1,528,134   6,465,212
    Bonduelle SCA..........................................    88,442   3,137,181
#*  Bourbon Corp...........................................   155,086     906,834
    Bouygues SA............................................   687,023  25,028,720
    Bureau Veritas SA......................................   416,492   9,396,095
    Burelle SA.............................................        94      99,982
    Capgemini SE...........................................   169,201  20,660,238
    Carrefour SA........................................... 2,186,736  42,409,068
#   Casino Guichard Perrachon SA...........................   261,016  11,511,518
    Catering International Services........................     6,197      86,623
*   Cegedim SA.............................................     6,493     162,346
    Chargeurs SA...........................................    95,006   2,052,171
    Cie de Saint-Gobain....................................   765,253  28,828,179
    Cie des Alpes..........................................    39,250   1,197,609
    Cie Generale des Etablissements Michelin SCA...........   583,291  59,714,140
    Cie Plastic Omnium SA..................................   374,678  10,416,875
    CNP Assurances.........................................   432,872   9,647,628
*   Coface SA..............................................   343,115   3,428,794
    Credit Agricole SA..................................... 1,180,233  15,115,777
    Danone SA, Sponsored ADR...............................    37,413     529,394
    Danone SA..............................................   319,118  22,597,816
    Dassault Aviation SA...................................       959   1,590,442
    Dassault Systemes SE...................................    76,043   9,519,407
    Dassault Systemes SE, Sponsored ADR....................    10,986   1,378,029
    Derichebourg SA........................................   751,055   3,613,170
    Devoteam SA............................................    20,479   2,253,047
    Edenred................................................   600,943  22,795,656
    Eiffage SA.............................................   422,408  41,253,183
    Electricite de France SA............................... 1,802,165  29,858,354
    Electricite de Strasbourg SA...........................     1,138     132,061
    Elior Group SA.........................................   606,194   8,719,681
    Elis SA................................................   340,856   6,873,080

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
FRANCE -- (Continued)
#   Engie SA............................................... 2,636,385 $35,030,167
    Eramet.................................................    59,749   5,500,283
#   EssilorLuxottica SA....................................   248,216  33,900,973
    Esso SA Francaise......................................    13,226     521,396
*   Etablissements Maurel et Prom..........................    54,399     251,649
#   Eurofins Scientific SE.................................    16,931   8,532,251
    Euronext NV............................................   217,921  13,409,212
#   Europcar Mobility Group................................   602,365   5,699,907
    Eutelsat Communications SA............................. 1,163,761  23,571,500
    Exel Industries, Class A...............................     6,392     489,457
    Faurecia SA............................................   352,644  17,095,593
    Fleury Michon SA.......................................     4,252     219,757
*   Fnac Darty SA (BLRZL56)................................    12,150     864,654
*   Fnac Darty SA (V7VQL46)................................    74,572   5,301,608
    Gaumont SA.............................................       768     108,287
    Gaztransport Et Technigaz SA...........................    85,230   6,299,349
    GEA....................................................       181      19,268
    Getlink................................................   873,178  10,983,098
#   GL Events..............................................    60,870   1,301,335
    Groupe Crit............................................    22,919   1,532,134
    Groupe Gorge...........................................    11,765     132,614
    Groupe Open............................................    22,048     537,399
#   Guerbet................................................    39,374   2,497,618
    Haulotte Group SA......................................    46,203     522,914
#   HERIGE SADCS...........................................     1,725      47,287
    Hermes International...................................     6,014   3,433,402
*   HiPay Group SA.........................................     7,567      93,122
#*  ID Logistics Group.....................................     7,260   1,225,048
#   Iliad SA...............................................    35,385   4,089,983
    Imerys SA..............................................   146,174   9,010,616
    Ingenico Group SA......................................   333,067  23,572,806
    Interparfums SA........................................    22,575     933,441
    Ipsen SA...............................................    69,386   9,620,604
    IPSOS..................................................   170,084   4,529,084
    Jacquet Metal Service SA...............................    81,364   1,685,195
    JCDecaux SA............................................    89,181   2,927,612
    Kaufman & Broad SA.....................................    87,326   3,581,517
    Kering SA..............................................    34,251  15,224,174
#   Korian SA..............................................   197,096   7,765,574
    Lagardere SCA..........................................   820,890  22,438,803
#   Laurent-Perrier........................................     3,871     396,888
#   Le Belier..............................................    11,601     446,756
    Lectra.................................................    97,941   2,073,892
    Legrand SA.............................................   278,258  18,170,508
    Linedata Services......................................    16,497     565,549
    LISI...................................................   120,227   3,501,738
    LNA Sante SA...........................................    35,366   1,870,305
    L'Oreal SA.............................................    82,717  18,636,656
    LVMH Moet Hennessy Louis Vuitton SE....................   118,655  36,000,571
    Maisons du Monde SA....................................    76,419   1,915,733
#   Maisons France Confort SA..............................    15,376     571,605
    Manitou BF SA..........................................    34,782     979,483
    Manutan International..................................     2,849     190,584
    Mersen SA..............................................    64,135   2,115,865
#*  METabolic EXplorer SA..................................   130,246     266,581
    Metropole Television SA................................   156,305   3,025,410
    Mr Bricolage SA........................................     8,989     103,289
    Natixis SA............................................. 2,375,270  13,866,590
    Neopost SA.............................................   166,341   5,346,134

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
FRANCE -- (Continued)
#   Nexans SA..............................................   358,350 $10,341,364
    Nexity SA..............................................   174,873   8,362,580
#*  Nicox..................................................    71,997     423,742
    NRJ Group..............................................    64,788     571,785
#   Oeneo SA...............................................   145,323   1,470,391
#*  Onxeo SA...............................................   191,619     209,647
#*  Onxeo SA...............................................    12,362      13,759
    Orange SA, Sponsored ADR...............................   206,198   3,206,379
    Orange SA.............................................. 4,316,492  67,373,317
    Orpea..................................................   118,273  14,560,921
#*  Parrot SA..............................................    39,122     180,163
    Pernod Ricard SA.......................................    27,272   4,158,611
    Peugeot SA............................................. 3,354,230  79,732,671
#*  Pierre & Vacances SA...................................    22,303     493,857
#   Plastivaloire..........................................    86,781   1,084,336
    PSB Industries SA......................................     1,337      69,499
    Publicis Groupe SA, ADR................................    97,524   1,409,222
    Publicis Groupe SA.....................................   527,116  30,513,121
#   Rallye SA..............................................   601,121   6,672,375
#*  Recylex SA.............................................    65,252     458,389
    Renault SA.............................................   473,234  35,338,235
    Rexel SA............................................... 1,474,512  18,796,068
    Robertet SA............................................     1,525     904,929
    Rothschild & Co........................................     6,836     272,392
    Rubis SCA..............................................   270,297  13,945,730
    Safran SA..............................................   123,574  15,969,204
    Samse SA...............................................       943     131,320
    Sanofi, ADR............................................   483,567  21,625,116
    Sanofi.................................................   514,628  45,987,453
    Sartorius Stedim Biotech...............................    41,444   5,135,359
    Savencia SA............................................    15,801   1,159,687
    Schneider Electric SE..................................   394,440  28,522,386
    Schneider Electric SE..................................    19,869   1,447,944
    SCOR SE................................................   590,615  27,292,779
    SEB SA.................................................    81,280  11,654,435
    Seche Environnement SA.................................     6,865     202,642
    SES SA................................................. 1,786,521  38,342,994
    Societe BIC SA.........................................    90,916   8,703,671
*   Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco...............................................     2,125     120,152
    Societe Generale SA....................................   825,096  30,246,152
    Societe Marseillaise du Tunnel Prado-Carenage SA.......     8,156     160,749
#   Sodexo SA..............................................   114,990  11,737,822
    Sodexo SA, Sponsored ADR...............................    19,000     386,916
    Sodexo SA..............................................     8,908     909,279
    Sogeclair..............................................       978      24,687
#*  SOITEC.................................................    65,276   4,651,230
*   Solocal Group.......................................... 2,109,096   1,710,107
    Somfy SA...............................................    20,128   1,556,279
    Sopra Steria Group.....................................    79,408   8,794,987
#   SPIE SA................................................   399,784   6,259,259
*   Stallergenes Greer P.L.C...............................     5,076     155,633
#*  Ste Industrielle d'Aviation Latecoere SA...............   379,796   1,464,241
    Stef SA................................................    21,227   1,945,044
    STMicroelectronics NV.................................. 1,333,520  20,271,409
    STMicroelectronics NV..................................   348,213   5,303,284
    Suez...................................................   710,644  10,250,541
    Sword Group............................................    17,484     668,394
    Synergie SA............................................    47,172   1,439,333
#   Tarkett SA.............................................   127,379   2,798,374

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
FRANCE -- (Continued)
*   Technicolor SA.........................................   654,977 $      834,998
*   Technicolor SA, Sponsored ADR..........................     4,360          5,581
    Teleperformance........................................   206,991     34,089,779
    Television Francaise 1.................................   367,879      3,741,753
*   Tessi SA...............................................     3,923        580,935
    Thales SA..............................................   119,856     15,307,771
    Thermador Groupe.......................................     9,852        529,441
    Total Gabon............................................       985        156,454
#   Total SA............................................... 2,068,538    121,372,345
    TOTAL SA, Sponsored ADR................................   493,468     28,917,245
*   Touax SA...............................................     2,435         16,460
    Trigano SA.............................................    37,165      3,773,254
*   Ubisoft Entertainment SA...............................   363,647     32,620,059
    Union Financiere de France BQE SA......................     5,747        175,031
    Valeo SA...............................................   342,225     11,038,212
#*  Vallourec SA........................................... 1,986,844      9,392,112
*   Valneva SE.............................................   107,942        410,516
    Veolia Environnement SA, ADR...........................    45,884        913,780
    Veolia Environnement SA................................   363,858      7,251,507
    Vetoquinol SA..........................................       937         52,479
    Vicat SA...............................................    65,794      3,535,808
    VIEL & Cie SA..........................................    61,789        328,578
    Vilmorin & Cie SA......................................    26,174      1,558,865
#   Vinci SA...............................................   326,012     29,014,872
*   Virbac SA..............................................    13,860      2,223,991
    Vivendi SA.............................................   456,263     11,004,295
    Vranken-Pommery Monopole SA............................     8,008        217,599
*   Worldline SA...........................................    52,246      2,748,725
    XPO Logistics Europe SADIR.............................        23          8,430
                                                                      --------------
TOTAL FRANCE...............................................            2,069,962,964
                                                                      --------------
GERMANY -- (6.7%)
#   1&1 Drillisch AG.......................................    92,779      4,138,531
*   A.S. Creation Tapeten..................................       906         13,136
    Aareal Bank AG.........................................   284,780     10,594,178
    Adidas AG..............................................    82,205     19,331,649
    Adler Modemaerkte AG...................................    44,428        169,375
    ADLER Real Estate AG...................................    80,664      1,304,182
#   ADO Properties SA......................................    37,979      2,240,060
#*  ADVA Optical Networking SE.............................   202,840      1,657,037
#*  AIXTRON SE.............................................   208,127      2,608,089
    All for One Steeb AG...................................     3,921        233,465
    Allgeier SE............................................    18,167        660,472
    Allianz SE, Sponsored ADR..............................   829,638     17,239,878
    Allianz SE.............................................   354,255     73,798,345
    Amadeus Fire AG........................................    21,315      2,438,448
    Aroundtown SA..........................................   815,571      6,758,326
    Atoss Software AG......................................     1,024         87,882
    Aurubis AG.............................................   166,417     10,101,428
    Axel Springer SE.......................................   182,301     12,106,061
    BASF SE................................................ 1,584,387    121,583,501
#   Basler AG..............................................     5,582        987,554
#   Bauer AG...............................................    70,009      1,168,171
    Bayer AG, Sponsored ADR................................    41,308        792,701
    Bayer AG...............................................   465,206     35,659,169
    Bayerische Motoren Werke AG............................   932,150     80,268,180
    BayWa AG...............................................    56,278      1,638,887
    Bechtle AG.............................................    70,420      6,253,819
    Beiersdorf AG..........................................    35,671      3,688,286

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
    GERMANY -- (Continued)
#   Bertrandt AG...........................................    23,490 $  1,943,915
    Bijou Brigitte AG......................................    12,164      505,980
#   Bilfinger SE...........................................   156,169    6,802,915
    Borussia Dortmund GmbH & Co. KGaA......................   511,276    5,535,523
    Brenntag AG............................................   185,840    9,705,420
    CANCOM SE..............................................    79,616    3,246,240
    Carl Zeiss Meditec AG..................................    50,771    4,158,833
#   CECONOMY AG............................................   768,684    3,927,732
    CENIT AG...............................................    40,171      690,434
    CENTROTEC Sustainable AG...............................    33,795      477,134
    Cewe Stiftung & Co. KGAA...............................    42,347    3,317,573
    comdirect bank AG......................................    91,476    1,083,123
*   Commerzbank AG......................................... 1,873,763   17,643,180
    CompuGroup Medical SE..................................    90,147    5,091,957
    Continental AG.........................................   181,053   29,834,991
    Covestro AG............................................   211,583   13,644,732
    CropEnergies AG........................................   117,841      525,276
    CTS Eventim AG & Co. KGaA..............................   190,684    7,148,741
    Daimler AG............................................. 2,042,132  120,968,955
    Data Modul AG..........................................     2,656      191,230
*   DEAG Deutsche Entertainment AG.........................    11,718       41,032
    Delticom AG............................................     9,744       92,116
#   Deutsche Bank AG....................................... 2,056,663   20,101,265
    Deutsche Bank AG....................................... 1,493,279   14,589,336
    Deutsche Beteiligungs AG...............................    62,065    2,538,254
    Deutsche Boerse AG.....................................   195,946   24,762,187
    Deutsche EuroShop AG...................................   175,091    5,433,236
    Deutsche Lufthansa AG.................................. 1,422,154   28,547,073
    Deutsche Pfandbriefbank AG.............................   342,064    4,542,091
    Deutsche Post AG.......................................   671,791   21,211,980
    Deutsche Telekom AG, Sponsored ADR.....................   512,237    8,375,075
    Deutsche Telekom AG.................................... 6,594,331  108,158,083
    Deutsche Wohnen SE.....................................   365,284   16,708,124
    Deutz AG...............................................   860,633    6,401,163
*   Dialog Semiconductor P.L.C.............................   252,358    6,654,982
    DIC Asset AG...........................................   195,524    2,108,505
    Diebold Nixdorf AG.....................................    17,124    1,108,835
    DMG Mori AG............................................    23,446    1,133,899
    Dr Hoenle AG...........................................    20,233    1,579,153
    Draegerwerk AG & Co. KGaA..............................    10,538      513,774
#   Duerr AG...............................................   310,576   11,067,171
    E.ON SE................................................ 5,371,567   51,943,388
    Eckert & Ziegler AG....................................    11,200      619,549
    EDAG Engineering Group AG..............................     7,576      150,117
    Elmos Semiconductor AG.................................    60,405    1,256,166
#   ElringKlinger AG.......................................   161,679    1,369,681
*   Euromicron AG..........................................    31,533      200,592
    Evonik Industries AG...................................   524,441   16,223,988
    Fielmann AG............................................    68,554    4,252,371
    First Sensor AG........................................    21,691      412,489
    Francotyp-Postalia Holding AG, Class A.................    22,684       96,149
    Fraport AG Frankfurt Airport Services Worldwide........   124,047    9,579,600
    Freenet AG.............................................   804,229   18,089,414
    Fresenius Medical Care AG & Co. KGaA, ADR..............    48,688    1,902,727
    Fresenius Medical Care AG & Co. KGaA...................   246,513   19,355,338
    Fresenius SE & Co. KGaA................................   594,150   37,761,673
    Fuchs Petrolub SE......................................    62,060    2,687,076
    GEA Group AG...........................................   224,243    6,813,846
    Gerresheimer AG........................................   203,337   14,330,300

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
GERMANY -- (Continued)
#*  Gerry Weber International AG...........................    89,928 $   295,450
    Gesco AG...............................................    27,059     845,422
#   GFT Technologies SE....................................   129,427   1,485,542
    Grand City Properties SA...............................    92,617   2,239,089
#   GRENKE AG..............................................    23,631   2,266,292
    H&R GmbH & Co. KGaA....................................    73,382     558,230
    Hamburger Hafen und Logistik AG........................   187,555   3,972,996
    Hannover Rueck SE......................................    78,576  10,566,969
    Hapag-Lloyd AG.........................................    57,974   2,143,632
    Hawesko Holding AG.....................................       190       9,478
    HeidelbergCement AG....................................   263,189  17,861,169
#*  Heidelberger Druckmaschinen AG......................... 2,111,406   4,891,268
    Hella GmbH & Co KGaA...................................   236,113  11,044,498
    Henkel AG & Co. KGaA...................................    23,025   2,255,479
    Highlight Communications AG............................    42,880     250,759
    Hochtief AG............................................    70,173  10,398,818
#*  HolidayCheck Group AG..................................   105,156     355,896
    Hornbach Baumarkt AG...................................    25,637     681,844
    Hugo Boss AG...........................................   250,981  17,935,969
    Indus Holding AG.......................................    74,340   4,058,902
#   Infineon Technologies AG...............................   836,150  16,753,847
    Infineon Technologies AG, ADR..........................   340,602   6,866,536
*   Innogy SE..............................................   256,435  10,703,492
    Isra Vision AG.........................................    49,830   2,137,482
    IVU Traffic Technologies AG............................    25,337     143,231
    Jenoptik AG............................................    92,206   2,790,981
#   K+S AG.................................................   897,735  16,717,598
    KION Group AG..........................................   348,918  20,389,368
    Kloeckner & Co. SE.....................................   363,508   3,056,899
#   Koenig & Bauer AG......................................    87,648   4,281,434
    Krones AG..............................................    42,754   3,822,334
    KSB SE & Co. KGaA......................................       267      91,899
    KWS Saat SE............................................     4,255   1,445,530
    Lanxess AG.............................................   504,778  31,244,604
    LEG Immobilien AG......................................   214,219  23,416,065
    Leifheit AG............................................    29,884     534,230
#   Leoni AG...............................................   202,288   7,384,425
#*  LPKF Laser & Electronics AG............................    27,049     196,099
#   MAN SE.................................................    50,000   5,208,613
#*  Manz AG................................................    14,371     454,485
    MasterFlex SE..........................................     1,291      11,589
    Mediclin AG............................................    12,692      82,736
#*  Medigene AG............................................    16,352     197,036
    Merck KGaA.............................................    68,420   7,321,161
#   METRO AG...............................................   977,301  14,701,827
    MLP SE.................................................   186,501   1,075,824
#   MTU Aero Engines AG....................................   220,081  46,730,249
    Muenchener Rueckversicherungs-Gesellschaft AG in
      Muenchen.............................................   206,635  44,382,199
    Nemetschek SE..........................................    68,748   9,037,445
    Nexus AG...............................................     9,611     262,390
*   Nordex SE..............................................   301,510   2,801,144
    Norma Group SE.........................................   246,629  13,315,959
#   OHB SE.................................................    34,731   1,232,679
#   OSRAM Licht AG.........................................   246,478   9,986,461
#   Paragon GmbH & Co. KGaA................................     9,291     270,392
    Patrizia Immobilien AG.................................   204,882   3,522,010
#*  Petro Welt Technologies AG.............................     6,669      37,161
#   Pfeiffer Vacuum Technology AG..........................    47,316   5,883,389
    PNE AG.................................................   376,663   1,030,905

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
GERMANY -- (Continued)
    Progress-Werk Oberkirch AG.............................     4,789 $   159,329
    ProSiebenSat.1 Media SE................................   440,215  10,165,217
    PSI Software AG........................................    11,158     199,460
#   Puma SE................................................     2,852   1,466,553
    Puma SE................................................     2,854   1,469,209
*   PVA TePla AG...........................................     3,709      47,699
#*  QIAGEN NV..............................................   147,931   5,369,708
    QSC AG.................................................   596,541   1,050,723
#*  R Stahl AG.............................................     4,599     118,898
    Rational AG............................................     7,421   4,296,652
    Rheinmetall AG.........................................   290,480  25,139,210
    RHOEN-KLINIKUM AG......................................   101,327   2,561,124
    RIB Software SE........................................   121,528   2,097,386
    RTL Group SA...........................................    47,242   3,032,194
    RWE AG................................................. 1,280,738  24,915,746
    S&T AG.................................................   153,317   3,810,324
#   SAF-Holland SA.........................................   212,047   3,090,455
    Salzgitter AG..........................................   209,050   8,355,297
    SAP SE, Sponsored ADR..................................    52,887   5,672,660
    SAP SE.................................................   121,724  13,033,407
#*  Schaltbau Holding AG...................................    19,850     515,456
    Secunet Security Networks AG...........................     4,207     442,095
*   Senvion SA.............................................     2,280      13,000
#*  SGL Carbon SE..........................................    77,815     779,541
#   SHW AG.................................................    30,016     752,782
    Siemens AG, Sponsored ADR..............................   234,786  13,486,108
    Siemens AG.............................................   264,151  30,363,317
    Siltronic AG...........................................    82,696   7,573,694
#   Sixt Leasing SE........................................    43,865     634,694
    Sixt SE................................................    84,265   8,565,971
    SMA Solar Technology AG................................    37,435     873,550
*   SMT Scharf AG..........................................     6,081      90,234
#   Softing AG.............................................    10,451      95,012
    Software AG............................................   119,613   5,355,033
    Stabilus SA............................................    48,740   3,266,277
#   STRATEC Biomedical AG..................................     1,384      90,858
    Stroeer SE & Co. KGaA..................................   123,910   6,476,888
#   Suedzucker AG..........................................   324,192   5,020,433
#*  SUESS MicroTec SE......................................    82,433   1,050,320
#   Surteco Group SE.......................................    31,627     703,139
    Symrise AG.............................................   185,942  15,575,824
    Syzygy AG..............................................     4,986      49,166
    TAG Immobilien AG......................................   612,989  13,983,584
    Takkt AG...............................................   146,923   2,495,789
*   Talanx AG..............................................   175,368   6,266,123
#   Technotrans SE, Class C................................    44,238   1,577,182
*   Tele Columbus AG.......................................    41,274     145,249
    Telefonica Deutschland Holding AG...................... 1,292,175   5,023,232
#   Thyssenkrupp AG........................................   323,226   6,775,191
    TLG Immobilien AG......................................   168,609   4,280,881
#*  Tom Tailor Holding SE..................................   170,242     649,887
#   Traffic Systems SE.....................................     9,711     179,569
    TUI AG.................................................   561,525   9,280,299
    Uniper SE..............................................   721,132  20,810,694
    United Internet AG.....................................   317,241  13,127,702
#   VERBIO Vereinigte BioEnergie AG........................   105,064     618,140
    Volkswagen AG..........................................    91,446  15,054,662
    Vonovia SE.............................................   344,511  15,742,950
    Vossloh AG.............................................    33,977   1,571,929

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                         Shares      Value>>
                                                       ---------- --------------
GERMANY -- (Continued)
    VTG AG............................................     79,330 $    4,747,138
#   Wacker Chemie AG..................................    104,463      9,331,091
    Wacker Neuson SE..................................     96,024      2,132,440
    Washtec AG........................................     52,473      4,043,645
#   Wirecard AG.......................................     41,381      7,740,602
    Wuestenrot & Wuerttembergische AG.................     76,880      1,555,668
#   XING SE...........................................     11,552      3,473,336
#*  Zalando SE........................................     32,986      1,275,078
    Zeal Network SE...................................     39,999        971,200
                                                                  --------------
TOTAL GERMANY.........................................             1,910,993,806
                                                                  --------------
HONG KONG -- (2.5%)
    Aeon Credit Service Asia Co., Ltd.................     28,000         23,405
    Aeon Stores Hong Kong Co., Ltd....................     32,000         16,747
#   Agritrade Resources, Ltd.......................... 19,430,000      3,872,732
    AIA Group, Ltd....................................  8,634,000     65,679,208
    Alco Holdings, Ltd................................    504,000         70,275
    Allied Group, Ltd.................................     76,000        409,730
#   Allied Properties HK, Ltd.........................  4,504,393        967,112
    Alltronics Holdings, Ltd..........................    894,800        147,294
    APAC Resources, Ltd...............................    121,377         17,387
#*  Applied Development Holdings, Ltd.................  9,075,000        672,279
    APT Satellite Holdings, Ltd.......................  1,641,250        526,285
    Arts Optical International Hldgs, Ltd.............     70,000         16,955
    Asia Financial Holdings, Ltd......................    400,000        215,285
    Asia Satellite Telecommunications Holdings, Ltd...    181,500        123,813
    Asia Standard International Group, Ltd............  2,077,561        390,878
    Asiasec Properties, Ltd...........................    299,000        149,177
    ASM Pacific Technology, Ltd.......................  1,004,400      8,710,920
    Associated International Hotels, Ltd..............     79,000        221,547
*   Auto Italia Holdings..............................  2,475,000         22,656
    Bank of East Asia, Ltd. (The).....................  1,902,261      6,167,702
*   BeijingWest Industries International, Ltd.........  1,032,400        105,626
    Best Food Holding Co., Ltd........................    392,000         55,605
    BOC Aviation, Ltd.................................  1,000,900      7,174,507
    BOC Hong Kong Holdings, Ltd.......................  4,333,000     16,221,478
    BOE Varitronix, Ltd...............................  2,989,000        864,395
*   Bonjour Holdings, Ltd.............................  5,884,000        169,305
    Bossini International Holdings, Ltd...............  2,184,000         76,600
#   Bright Smart Securities & Commodities Group, Ltd..  4,552,000        862,991
*   Brightoil Petroleum Holdings, Ltd.................  9,893,000      1,892,323
*   Brockman Mining, Ltd..............................  2,850,520         63,944
*   Burwill Holdings, Ltd.............................  9,641,600        199,593
    Cafe de Coral Holdings, Ltd.......................  1,756,000      3,805,694
#*  Camsing International Holding, Ltd................    528,000        415,434
*   Cash Financial Services Group, Ltd................  1,998,000         16,654
    Cathay Pacific Airways, Ltd.......................  3,462,000      4,410,848
    CCT Fortis Holdings, Ltd..........................    216,000         19,867
*   CCT Land Holdings, Ltd............................ 15,680,000         19,995
    Century City International Holdings, Ltd..........  3,792,000        334,667
    CGN Mining Co., Ltd...............................  2,380,000         70,609
    Chen Hsong Holdings...............................    360,000        105,258
    Cheuk Nang Holdings, Ltd..........................    109,590         66,597
    Chevalier International Holdings, Ltd.............    130,276        185,706
*   China Best Group Holding, Ltd.....................  3,490,000         84,558
*   China Chuanglian Education Financial Group, Ltd...  2,472,000         24,267
    China Display Optoelectronics Technology
      Holdings, Ltd...................................  1,624,000        145,560
*   China Energy Development Holdings, Ltd............ 33,734,000        503,471
    China Flavors & Fragrances Co., Ltd...............  1,091,351        368,534

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
HONG KONG -- (Continued)
*   China Fortune Financial Group, Ltd.....................  3,118,000 $    30,752
#   China Goldjoy Group, Ltd...............................  2,336,000      95,645
*   China Healthwise Holdings, Ltd.........................  2,824,000      22,544
#*  China LNG Group, Ltd...................................  1,994,000     275,272
*   China Ludao Technology Co., Ltd........................    404,000      61,511
*   China Medical & HealthCare Group, Ltd..................  1,040,000      26,674
    China Motor Bus Co., Ltd...............................      6,800      82,958
#*  China Smarter Energy Group Holdings, Ltd...............  1,462,000     136,266
#*  China Soft Power Technology Holdings, Ltd.............. 44,277,301     277,810
*   China Solar Energy Holdings, Ltd.......................  1,033,500       4,448
*   China Star Entertainment, Ltd..........................  7,506,000     585,384
#*  China Strategic Holdings, Ltd.......................... 65,045,000     473,815
    China Ting Group Holdings, Ltd.........................  1,862,000      93,245
*   China Tonghai International Financial, Ltd.............    210,000      18,835
    Chinese Estates Holdings, Ltd..........................  1,011,000     951,520
*   Chinlink International Holdings, Ltd...................    634,800      68,769
    Chong Hing Bank, Ltd...................................     14,000      23,595
    Chow Sang Sang Holdings International, Ltd.............  1,275,000   2,067,704
    Chow Tai Fook Jewellery Group, Ltd.....................  2,109,600   1,851,060
    CHTC Fong's International Co., Ltd.....................     54,000       6,590
    Chuang's China Investments, Ltd........................  6,944,219     420,279
    Chuang's Consortium International, Ltd.................  4,259,553     773,117
    CITIC Telecom International Holdings, Ltd..............  9,376,000   2,944,174
    CK Asset Holdings, Ltd.................................  1,535,908   9,995,297
    CK Hutchison Holdings, Ltd.............................  2,805,908  28,261,439
    CK Infrastructure Holdings, Ltd........................    780,545   5,712,518
#   CK Life Sciences Intl Holdings, Inc.................... 11,806,000     594,543
    CLP Holdings, Ltd......................................    737,500   8,264,002
*   CMMB Vision Holdings, Ltd..............................  7,760,000      99,213
    CNQC International Holdings, Ltd.......................  3,362,500     725,234
    CNT Group, Ltd.........................................    814,000      35,997
#*  Common Splendor International Health Industry Group,
      Ltd..................................................  3,976,000     340,043
*   Continental Holdings, Ltd..............................    440,000       6,224
#   Convenience Retail Asia, Ltd...........................    122,000      51,375
#*  Convoy Global Holdings, Ltd............................ 25,290,000     100,941
#   Cowell e Holdings, Inc.................................  8,897,000   1,021,021
*   CP Lotus Corp..........................................  1,420,000      17,895
*   Crocodile Garments.....................................  2,682,000     215,337
    Cross-Harbour Holdings, Ltd. (The).....................    290,964     486,323
    CSI Properties, Ltd.................................... 22,624,200     884,894
*   CST Group, Ltd......................................... 83,595,800     245,843
    CW Group Holdings, Ltd.................................  1,730,500      50,975
    Dah Sing Banking Group, Ltd............................  1,493,302   2,841,645
    Dah Sing Financial Holdings, Ltd.......................    741,644   3,981,109
    Dickson Concepts International, Ltd....................    361,000     156,766
*   Digital Domain Holdings, Ltd........................... 10,270,000     140,449
    Dynamic Holdings, Ltd..................................     30,000      24,133
    Eagle Nice International Holdings, Ltd.................  1,394,000     560,109
    EcoGreen International Group, Ltd......................    386,240      77,457
*   eForce Holdings, Ltd...................................  4,144,000      61,637
    Emperor Capital Group, Ltd............................. 15,000,000     709,492
    Emperor Entertainment Hotel, Ltd.......................  2,825,000     508,427
#   Emperor International Holdings, Ltd....................  6,332,416   1,551,344
    Emperor Watch & Jewellery, Ltd......................... 16,790,000     664,385
#   Enerchina Holdings, Ltd................................ 17,544,000     874,396
*   ENM Holdings, Ltd......................................  2,608,000     227,541
*   Enviro Energy International Holdings, Ltd..............  1,152,000      11,907
#*  Esprit Holdings, Ltd................................... 12,577,613   2,863,428
*   Eternity Investment, Ltd...............................    520,000      12,191

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares      Value>>
                                                        ----------- -----------
 HONG KONG -- (Continued)
     Fairwood Holdings, Ltd............................     254,500 $   848,436
     Far East Consortium International, Ltd............   6,870,872   3,234,364
 *   Far East Holdings International, Ltd..............   1,383,000      79,723
 #*  FIH Mobile, Ltd...................................  30,478,000   2,842,486
     First Pacific Co., Ltd............................   9,215,756   4,124,114
 *   First Shanghai Investments, Ltd...................  12,440,000     716,396
     Fountain SET Holdings, Ltd........................   8,828,000   1,162,646
     Four Seas Mercantile Holdings, Ltd................      36,000      16,324
 *   Freeman FinTech Corp., Ltd........................  42,980,000     236,468
 #   Future Bright Holdings, Ltd.......................   1,410,000     142,259
 *   Future World Financial Holdings, Ltd..............     187,783       1,534
     Galaxy Entertainment Group, Ltd...................   1,604,000   8,708,328
 #   Genting Hong Kong, Ltd............................     678,000      97,899
 #   Get Nice Financial Group, Ltd.....................     798,824      86,901
     Get Nice Holdings, Ltd............................  85,991,000   2,637,655
     Giordano International, Ltd.......................   9,736,000   4,326,474
 #*  Global Brands Group Holding, Ltd..................  29,711,250   1,650,546
 #   Glorious Sun Enterprises, Ltd.....................   1,763,000     187,200
     Gold Peak Industries Holdings, Ltd................     605,000      59,183
     Golden Resources Development International, Ltd...     924,000      53,083
 #*  Gold-Finance Holdings, Ltd........................   2,104,000     469,857
 #*  Good Resources Holdings, Ltd......................   5,300,000     130,571
     Goodbaby International Holdings, Ltd..............   2,332,000     723,652
 *   GR Properties, Ltd................................     914,000      86,994
     Great Eagle Holdings, Ltd.........................     412,213   1,882,452
 *   Greenheart Group, Ltd.............................     248,200      23,119
 *   Greentech Technology International, Ltd...........   1,300,000      12,190
 *   G-Resources Group, Ltd............................ 419,440,200   2,683,536
     Guangnan Holdings, Ltd............................   1,986,000     228,828
     Guoco Group, Ltd..................................      25,000     419,585
 #   Guotai Junan International Holdings, Ltd..........  16,122,000   2,931,289
     Haitong International Securities Group, Ltd.......   7,562,139   2,478,705
     Hang Lung Group, Ltd..............................   2,705,000   6,659,542
     Hang Lung Properties, Ltd.........................   3,667,000   6,647,067
     Hang Seng Bank, Ltd...............................     493,600  11,573,720
     Hanison Construction Holdings, Ltd................     909,496     156,962
 *   Hao Tian Development Group, Ltd...................  11,814,900     365,568
     Harbour Centre Development, Ltd...................     158,000     285,048
     Henderson Land Development Co., Ltd...............   1,621,440   7,562,526
 *   HJ Capital International Holdings Co., Ltd........   1,440,000      17,303
 #   HK Electric Investments & HK Electric
       Investments, Ltd................................   2,691,000   2,560,270
     HKBN, Ltd.........................................   2,447,000   3,673,627
 *   HKBridge Financial Holdings, Ltd..................      32,000       3,987
     HKR International, Ltd............................   3,666,038   1,748,277
     HKT Trust & HKT, Ltd..............................  12,315,000  16,984,456
     Hon Kwok Land Investment Co., Ltd.................     234,000     111,179
     Hong Kong & China Gas Co., Ltd....................   2,898,721   5,536,958
 #   Hong Kong Aircraft Engineering Co., Ltd...........     129,200   1,178,779
     Hong Kong Exchanges & Clearing, Ltd...............     410,786  10,937,904
 #   Hong Kong Ferry Holdings Co., Ltd.................     123,000     124,314
 *   Hong Kong Finance Investment Holding Group, Ltd...   1,506,000     192,479
 #   Hong Kong International Construction Investment
       Management Group Co., Ltd.......................     798,000     224,890
     Hong Kong Shanghai Alliance Holdings, Ltd.........     196,000      16,650
 #*  Hong Kong Television Network, Ltd.................   1,567,000     431,021
     Hongkong & Shanghai Hotels, Ltd. (The)............   1,431,924   1,976,000
     Hongkong Chinese, Ltd.............................   3,669,143     420,754
 #   Honma Golf, Ltd...................................     558,000     445,584
     Hop Hing Group Holdings, Ltd......................   4,256,000      81,575

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
HONG KONG -- (Continued)
    Hopewell Holdings, Ltd.................................  1,625,500 $5,022,475
#*  Hsin Chong Group Holdings, Ltd.........................  9,152,000     76,559
*   Huan Yue Interactive Holdings, Ltd.....................    279,000     30,755
#   Huarong International Financial Holdings, Ltd..........    101,000      8,977
*   Huarong Investment Stock Corp., Ltd....................    495,000     16,084
*   Huisheng International Holdings, Ltd...................    608,000     12,371
    Hung Hing Printing Group, Ltd..........................  1,234,524    181,187
#   Hutchison Telecommunications Hong Kong Holdings, Ltd...  8,562,000  3,160,585
    Hysan Development Co., Ltd.............................    962,215  4,512,494
#*  I-CABLE Communications, Ltd............................  5,201,153     89,043
    IGG, Inc...............................................  3,266,000  3,462,311
*   Imagi International Holdings, Ltd......................  1,138,799    242,552
    International Housewares Retail Co., Ltd...............  1,170,000    246,731
    IPE Group, Ltd.........................................  2,010,000    271,664
#*  IRC, Ltd............................................... 11,256,800    115,491
    IT, Ltd................................................  3,009,087  1,380,570
#   ITC Properties Group, Ltd..............................  1,615,009    462,235
    Johnson Electric Holdings, Ltd.........................  2,051,250  4,601,029
    Kader Holdings Co., Ltd................................  1,016,000    126,054
    Kam Hing International Holdings, Ltd...................     74,000      6,699
    Karrie International Holdings, Ltd.....................  1,668,000    202,246
    Kerry Logistics Network, Ltd...........................  2,428,791  3,851,829
    Kerry Properties, Ltd..................................  2,482,583  7,815,920
    Kingmaker Footwear Holdings, Ltd.......................  1,350,000    288,854
#   Kingston Financial Group, Ltd..........................  8,261,000  1,914,290
    Kowloon Development Co., Ltd...........................  1,627,000  1,675,990
*   Kwan On Holdings, Ltd..................................    700,000     51,853
    Lai Sun Development Co., Ltd...........................  1,124,893  1,631,805
    Lam Soon Hong Kong, Ltd................................     12,000     19,592
*   Landing International Development, Ltd.................  4,573,200    953,738
    Landsea Green Group Co., Ltd...........................    584,000     62,685
*   LEAP Holdings Group, Ltd...............................    360,000     25,790
*   Lerado Financial Group Co., Ltd........................    740,000      2,246
#   Li & Fung, Ltd......................................... 30,331,250  6,019,604
    Lifestyle International Holdings, Ltd..................  2,327,500  4,024,788
    Lippo China Resources, Ltd............................. 12,586,000    264,303
    Lippo, Ltd.............................................    236,000     80,575
    Liu Chong Hing Investment, Ltd.........................    838,000  1,227,158
    L'Occitane International SA............................  2,111,750  3,955,055
*   LT Commercial Real Estate, Ltd.........................     18,000     12,377
    Luk Fook Holdings International, Ltd...................  1,680,000  5,543,424
    Luks Group Vietnam Holdings Co., Ltd...................    130,000     34,680
    Lung Kee Bermuda Holdings..............................    432,000    185,351
    Macau Legend Development, Ltd..........................  6,275,000  1,097,473
    Magnificent Hotel Investment, Ltd......................  4,616,000    106,330
#   Man Wah Holdings, Ltd..................................  8,576,000  3,957,359
#*  Mason Group Holdings, Ltd.............................. 35,143,200    636,875
*   Master Glory Group, Ltd................................  1,716,040      3,939
*   Master Glory Group, Ltd................................ 70,561,488    161,963
*   Maxnerva Technology Services, Ltd......................    196,000     18,946
*   Mei Ah Entertainment Group, Ltd........................    820,000     24,275
#   Melco International Development, Ltd...................  4,603,000  7,900,055
    Melco Resorts & Entertainment, Ltd., ADR...............     47,606    791,688
    MGM China Holdings, Ltd................................    757,600  1,075,243
#   Microport Scientific Corp..............................    914,000  1,091,176
#   Midland Holdings, Ltd..................................  2,090,000    352,114
*   Midland IC&I, Ltd......................................  1,008,000     26,065
    Ming Fai International Holdings, Ltd...................    719,000     91,203
    Miramar Hotel & Investment.............................    378,000    654,768

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                        ---------- -----------
 HONG KONG -- (Continued)
     Modern Dental Group, Ltd..........................    566,000 $    94,240
 *   Mongolian Mining Corp............................. 16,580,750     345,819
     MTR Corp., Ltd....................................  1,016,884   4,934,157
     NagaCorp., Ltd.................................... 11,416,000  10,466,448
     Nameson Holdings, Ltd.............................  4,148,000     377,428
     National Electronics Hldgs........................     61,600       8,654
 *   National United Resources Holdings, Ltd...........  3,320,000      11,261
 *   Neo-Neon Holdings, Ltd............................  5,893,000     482,109
 *   NEW Concepts Holdings, Ltd........................    632,000     210,950
 *   New Sports Group, Ltd.............................  1,268,500      52,847
 *   New Times Energy Corp., Ltd.......................  7,013,000     119,797
     New World Development Co., Ltd.................... 10,663,139  13,565,268
 *   NewOcean Energy Holdings, Ltd.....................  4,708,000   1,708,714
 *   Newtree Group Holdings, Ltd.......................    814,000      55,096
 *   Nine Express, Ltd.................................  1,746,000      59,301
 #   NWS Holdings, Ltd.................................  2,634,221   5,228,447
 *   OCI International Holdings, Ltd...................     40,000       7,680
     On Time Logistics Holdings, Ltd...................     42,000      12,051
 #   OP Financial, Ltd.................................  1,436,000     463,637
     Orange Sky Golden Harvest Entertainment Holdings,
       Ltd.............................................  4,285,000     197,431
     Oriental Watch Holdings...........................  1,768,240     391,124
 *   Pacific Andes International Holdings, Ltd......... 11,918,411      41,643
     Pacific Basin Shipping, Ltd....................... 18,047,000   3,954,304
     Pacific Textiles Holdings, Ltd....................  5,358,000   5,410,704
     Paliburg Holdings, Ltd............................    928,790     339,621
 #*  Paradise Entertainment, Ltd.......................  1,944,000     205,543
     PC Partner Group, Ltd.............................  1,306,000     481,618
     PCCW, Ltd......................................... 19,916,265  10,935,410
     Pegasus International Holdings, Ltd...............     82,000      10,352
     Perfect Shape Medical, Ltd........................  1,336,000     330,512
 #   Pico Far East Holdings, Ltd.......................  3,256,000   1,101,717
     Playmates Holdings, Ltd...........................  3,856,000     502,113
     Playmates Toys, Ltd...............................  4,012,000     327,481
     Plover Bay Technologies, Ltd......................    904,000     129,461
     Polytec Asset Holdings, Ltd....................... 21,965,000   1,847,539
     Power Assets Holdings, Ltd........................    737,000   4,921,621
     Prada SpA.........................................    509,100   1,808,583
 *   PT International Development Co., Ltd.............  3,548,550     224,858
     Public Financial Holdings, Ltd....................    808,000     326,498
 *   PuraPharm Corp., Ltd..............................    387,000      73,910
 *   PYI Corp., Ltd.................................... 35,434,552     523,912
 *   Rare Earth Magnesium Technology Group Holdings,
       Ltd.............................................  1,080,000      42,826
 #*  Realord Group Holdings, Ltd.......................    636,000     369,153
     Regal Hotels International Holdings, Ltd..........  1,375,400     741,063
 *   Regent Pacific Group, Ltd.........................  7,980,000     239,632
 #   Regina Miracle International Holdings, Ltd........    903,000     454,508
     Sa Sa International Holdings, Ltd.................  5,289,062   2,037,821
     Samson Holding, Ltd...............................    196,000      15,006
     Samsonite International SA........................  4,319,400  12,457,066
     Sands China, Ltd..................................    694,400   2,746,008
     SAS Dragon Holdings, Ltd..........................  1,306,000     399,060
 #   SEA Holdings, Ltd.................................    653,918     745,635
     Shangri-La Asia, Ltd..............................  2,404,166   3,284,077
     Shenwan Hongyuan HK, Ltd..........................  2,725,000     552,846
     Shun Ho Property Investments, Ltd.................     70,224      23,535
     Shun Tak Holdings, Ltd............................ 21,526,250   6,888,257
 *   Silver Base Group Holdings, Ltd...................  2,706,000     173,062
 #*  Sincere Watch Hong Kong, Ltd......................  5,990,000      70,652
     Sing Tao News Corp., Ltd..........................    892,000      95,457

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
HONG KONG -- (Continued)
    Singamas Container Holdings, Ltd.......................  6,378,000 $ 1,025,549
    Sino Land Co., Ltd.....................................  6,040,095   9,489,009
    SITC International Holdings Co., Ltd...................  5,880,000   4,320,169
    Sitoy Group Holdings, Ltd..............................  1,298,000     431,011
    SJM Holdings, Ltd......................................  7,198,699   5,833,414
*   Sky Light Holdings, Ltd................................    362,000      23,734
    SmarTone Telecommunications Holdings, Ltd..............  2,699,430   3,752,295
*   SOCAM Development, Ltd.................................    342,309      83,071
#*  Solartech International Holdings, Ltd..................  9,140,000     912,420
*   Solartech International Holdings, Ltd..................  1,920,000     176,850
*   Solomon Systech International, Ltd.....................  5,494,000     166,975
#   Soundwill Holdings, Ltd................................    466,500     610,704
*   South China Financial Holdings, Ltd.................... 25,300,000      38,976
*   South China Holdings Co., Ltd..........................  2,720,000      75,292
*   South Shore Holdings, Ltd..............................    825,500      38,584
#   Stella International Holdings, Ltd.....................  1,573,000   1,573,551
    Stelux Holdings International, Ltd.....................    637,600      19,720
*   Success Universe Group, Ltd............................  3,996,000     142,969
#*  Summit Ascent Holdings, Ltd............................  2,860,000     350,298
    Sun Hing Vision Group Holdings, Ltd....................    122,000      39,834
    Sun Hung Kai & Co., Ltd................................  4,054,787   1,828,649
    Sun Hung Kai Properties, Ltd...........................  1,664,011  21,625,785
*   Suncorp Technologies, Ltd..............................  3,580,000       6,415
#   SUNeVision Holdings, Ltd...............................    350,000     188,997
    Swire Pacific, Ltd., Class A...........................  1,071,000  11,126,282
    Swire Pacific, Ltd., Class B...........................  1,867,500   3,014,269
    Swire Properties, Ltd..................................    675,850   2,309,600
#   TAI Cheung Holdings, Ltd...............................    704,000     656,460
    Tai Sang Land Development, Ltd.........................    145,523      90,054
#   Tai United Holdings, Ltd...............................  2,694,300      96,472
*   Talent Property Group, Ltd............................. 19,560,000     112,452
    Tan Chong International, Ltd...........................    372,000     118,585
    Tao Heung Holdings, Ltd................................    795,000     134,011
    Techtronic Industries Co., Ltd.........................  3,200,500  15,070,413
    Television Broadcasts, Ltd.............................  1,034,900   2,185,196
*   Termbray Industries International Holdings, Ltd........    112,000       5,620
#   Texwinca Holdings, Ltd.................................  3,648,000   1,242,524
*   Theme International Holdings, Ltd......................  1,930,000      33,934
#   TK Group Holdings, Ltd.................................    704,000     375,722
#*  TOM Group, Ltd.........................................    320,000      78,605
#*  Town Health International Medical Group, Ltd...........    444,000      39,067
    Tradelink Electronic Commerce, Ltd.....................  2,244,000     326,537
    Transport International Holdings, Ltd..................  1,031,002   2,563,909
*   Trinity, Ltd...........................................  4,822,000     194,269
*   TSC Group Holdings, Ltd................................  1,762,000     107,844
    Tsui Wah Holdings, Ltd.................................  2,518,000     237,411
    Union Medical Healthcare, Ltd..........................    717,000     362,458
#   United Laboratories International Holdings, Ltd. (The).  3,727,500   2,590,497
*   Universe Entertainment and Culture Group Co., Ltd......    210,000      13,664
*   Up Energy Development Group, Ltd.......................  2,252,000       6,950
*   Value Convergence Holdings, Ltd........................  1,708,000     122,539
#   Value Partners Group, Ltd..............................  4,939,000   3,683,611
    Vanke Property Overseas, Ltd...........................    123,000      74,010
    Vantage International Holdings, Ltd....................  2,346,000     173,921
    Vedan International Holdings, Ltd......................  1,404,000     137,831
    Victory City International Holdings, Ltd............... 20,820,814     305,926
    Vitasoy International Holdings, Ltd....................  2,446,000   7,797,619
#   VPower Group International Holdings, Ltd...............    558,000     219,583
    VSTECS Holdings, Ltd...................................  3,989,200   1,893,594

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
HONG KONG -- (Continued)
    VTech Holdings, Ltd....................................    573,000 $  6,731,847
    Wai Kee Holdings, Ltd..................................    300,000      140,747
*   Wan Kei Group Holdings, Ltd............................    550,000       44,107
    Wang On Group, Ltd..................................... 40,900,000      381,668
    Water Oasis Group, Ltd.................................     54,000        6,488
#*  We Solutions, Ltd......................................  2,008,000      136,097
    WH Group, Ltd.......................................... 25,073,500   17,608,229
    Wharf Holdings, Ltd. (The).............................  2,779,750    6,948,818
    Wharf Real Estate Investment Co., Ltd..................    778,750    4,839,254
    Wheelock & Co., Ltd....................................  1,415,000    7,564,614
    Win Hanverky Holdings, Ltd.............................  3,130,000      263,765
*   Winfull Group Holdings, Ltd............................ 14,608,000      209,517
    Wing On Co. International, Ltd.........................    123,137      408,538
    Wing Tai Properties, Ltd...............................    462,000      307,176
*   Wonderful Sky Financial Group Holdings, Ltd............    944,000      147,482
    Wong's Kong King International.........................    218,000       28,970
    Wynn Macau, Ltd........................................  1,242,400    2,588,100
    Xinyi Glass Holdings, Ltd.............................. 11,266,000   11,185,915
#*  Yat Sing Holdings, Ltd.................................    850,000       20,571
    Yau Lee Holdings, Ltd..................................    134,000       23,508
    YGM Trading, Ltd.......................................    103,000       90,751
    YTO Express Holdings, Ltd..............................    132,000       38,043
    Yue Yuen Industrial Holdings, Ltd......................  3,691,000   10,134,609
    Yugang International, Ltd.............................. 15,448,000      465,903
*   ZH International Holdings, Ltd.........................  1,270,000       38,945
                                                                       ------------
TOTAL HONG KONG............................................             699,646,593
                                                                       ------------
IRELAND -- (0.5%)
    AIB Group P.L.C........................................    446,242    2,151,478
    Bank of Ireland Group P.L.C............................  2,481,597   17,533,983
    C&C Group P.L.C........................................    797,778    2,965,162
    C&C Group P.L.C........................................     24,767       92,793
    CRH P.L.C..............................................    173,628    5,179,007
    CRH P.L.C., Sponsored ADR..............................    630,171   18,766,492
    CRH P.L.C..............................................     71,685    2,140,550
    Datalex P.L.C..........................................     13,290       32,702
    FBD Holdings P.L.C.....................................     18,709      220,273
    FBD Holdings P.L.C.....................................     40,232      488,382
    Glanbia P.L.C..........................................    807,873   14,283,497
    Glanbia P.L.C..........................................     74,909    1,329,002
    IFG Group P.L.C........................................     70,929      132,146
*   Independent News & Media P.L.C.........................  1,219,083      101,611
    Irish Continental Group P.L.C..........................    378,805    2,231,886
*   Kenmare Resources P.L.C................................        165          460
    Kerry Group P.L.C., Class A............................     24,811    2,541,768
    Kerry Group P.L.C., Class A............................     76,886    7,862,539
    Kingspan Group P.L.C...................................    594,979   25,850,451
    Kingspan Group P.L.C...................................     19,320      839,793
    Paddy Power Betfair P.L.C..............................     90,861    7,842,256
    Paddy Power Betfair P.L.C..............................     51,121    4,383,876
*   Permanent TSB Group Holdings P.L.C.....................      5,510       11,836
    Smurfit Kappa Group P.L.C..............................    823,366   26,768,129
                                                                       ------------
TOTAL IRELAND..............................................             143,750,072
                                                                       ------------
ISRAEL -- (0.7%)
*   ADO Group, Ltd.........................................     49,983    1,095,634
*   Africa Israel Properties, Ltd..........................     45,957    1,192,028
*   Airport City, Ltd......................................    218,821    2,547,971

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                         --------- -----------
  ISRAEL -- (Continued)
      Albaad Massuot Yitzhak, Ltd.......................       660 $     6,911
  *   Allot Communications, Ltd.........................    50,788     327,058
      Alony Hetz Properties & Investments, Ltd..........    63,434     603,391
      Alrov Properties and Lodgings, Ltd................    26,267     804,770
      Amot Investments, Ltd.............................   364,460   1,810,402
      Arad, Ltd.........................................     1,421      16,753
  *   Arko Holdings, Ltd................................   905,544     466,436
      Ashtrom Group, Ltd................................    14,852      62,841
      Ashtrom Properties, Ltd...........................   103,514     431,322
      AudioCodes, Ltd...................................    24,278     299,752
      AudioCodes, Ltd...................................     2,000      24,900
      Avgol Industries 1953, Ltd........................   258,942     267,700
  *   Azorim-Investment Development & Construction Co.,
        Ltd.............................................   154,220     137,083
      Azrieli Group, Ltd................................    51,971   2,523,606
      Bank Hapoalim BM.................................. 2,558,428  17,308,136
      Bank Leumi Le-Israel BM........................... 4,641,990  28,946,064
      Bayside Land Corp.................................     2,489   1,069,244
      Bezeq The Israeli Telecommunication Corp., Ltd.... 1,878,121   2,156,619
      Big Shopping Centers, Ltd.........................    16,516   1,076,840
      Blue Square Real Estate, Ltd......................    16,155     571,976
  *   Brack Capital Properties NV.......................     5,432     577,952
  #   Carasso Motors, Ltd...............................    35,392     181,456
  #*  Cellcom Israel, Ltd...............................   323,149   2,036,581
  *   Cellcom Israel, Ltd...............................    45,166     280,029
  *   Ceragon Networks, Ltd.............................    99,230     330,436
  #*  Clal Biotechnology Industries, Ltd................   107,037      94,541
  *   Clal Insurance Enterprises Holdings, Ltd..........   113,120   1,875,588
  *   Compugen, Ltd.....................................    26,688      78,219
      Danel Adir Yeoshua, Ltd...........................    11,228     536,081
      Delek Automotive Systems, Ltd.....................   182,984   1,032,549
  #   Delek Group, Ltd..................................    13,361   2,240,243
      Delta-Galil Industries, Ltd.......................    53,707   1,509,360
      Direct Insurance Financial Investments, Ltd.......    84,151     949,748
  #*  El Al Israel Airlines............................. 3,239,517     927,462
  #   Elbit Systems, Ltd................................    34,092   4,069,418
      Elbit Systems, Ltd................................     2,033     242,923
      Electra Consumer Products 1970, Ltd...............    57,217     618,550
      Electra, Ltd......................................     7,939   1,919,207
  *   Elron Electronic Industries, Ltd..................     9,727      31,685
  #*  Energix-Renewable Energies, Ltd...................   317,806     359,141
  #*  Enlight Renewable Energy, Ltd.....................   415,336     205,337
  #*  Evogene, Ltd......................................    33,343      88,116
      First International Bank Of Israel, Ltd...........   299,374   6,446,893
      FMS Enterprises Migun, Ltd........................    10,674     270,049
  #   Formula Systems 1985, Ltd.........................    52,523   2,039,400
      Fox Wizel, Ltd....................................    52,974   1,004,672
  *   Gilat Satellite Networks, Ltd.....................    66,380     629,804
      Hadera Paper, Ltd.................................    12,321     901,229
      Hamlet Israel-Canada, Ltd.........................    19,671     493,759
      Harel Insurance Investments & Financial Services,
        Ltd.............................................   658,869   4,819,155
  #   Hilan, Ltd........................................    45,504   1,069,294
      IDI Insurance Co., Ltd............................    23,104   1,298,617
  #*  Industrial Buildings Corp., Ltd...................   511,678     707,632
  #   Inrom Construction Industries, Ltd................   199,916     699,402
      Israel Chemicals, Ltd.............................   776,894   4,474,921
      Israel Discount Bank, Ltd., Class A............... 1,936,348   6,327,907
  *   Israel Land Development Co., Ltd. (The)...........     9,758      77,297
      Isras Investment Co., Ltd.........................       243      27,413
      Issta Lines, Ltd..................................     2,307      36,360

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
ISRAEL -- (Continued)
*   Jerusalem Oil Exploration..............................    58,997 $  3,387,282
*   Kamada, Ltd............................................    38,092      204,385
    Kenon Holdings, Ltd....................................    36,481      582,076
    Kerur Holdings, Ltd....................................    18,712      479,990
    Klil Industries, Ltd...................................     5,014      427,002
    Maabarot Products, Ltd.................................     1,704       17,778
#   Magic Software Enterprises, Ltd........................    18,440      153,256
    Matrix IT, Ltd.........................................   121,535    1,415,112
#   Maytronics, Ltd........................................   132,264      817,647
#*  Mazor Robotics, Ltd....................................    29,389      855,132
*   Mazor Robotics, Ltd., Sponsored ADR....................     6,362      370,396
    Mediterranean Towers, Ltd..............................    18,710       32,621
    Mega Or Holdings, Ltd..................................    36,909      407,801
    Meitav Dash Investments, Ltd...........................    39,110      117,029
#   Melisron, Ltd..........................................    43,846    1,859,021
    Menora Mivtachim Holdings, Ltd.........................   128,004    1,424,926
    Migdal Insurance & Financial Holding, Ltd.............. 1,678,948    1,855,054
    Minrav Holdings, Ltd...................................       262       27,039
    Mivtach Shamir Holdings, Ltd...........................    16,391      298,824
    Mizrahi Tefahot Bank, Ltd..............................   534,321    8,992,905
    Naphtha Israel Petroleum Corp., Ltd....................   225,985    1,417,547
    Nawi Brothers, Ltd.....................................    32,353      179,982
    Neto ME Holdings, Ltd..................................     4,816      396,946
*   Nice, Ltd., Sponsored ADR..............................    69,691    7,383,065
*   Nova Measuring Instruments, Ltd........................    86,718    1,913,306
*   NR Spuntech Industries, Ltd............................    38,257      111,604
    Oil Refineries, Ltd.................................... 8,011,176    3,808,208
*   Palram Industries 1990, Ltd............................     2,476       14,645
*   Partner Communications Co., Ltd........................   565,965    2,860,682
*   Partner Communications Co., Ltd., ADR..................    11,519       58,517
    Paz Oil Co., Ltd.......................................    25,426    3,807,154
    Phoenix Holdings, Ltd. (The)...........................   389,151    2,152,983
    Plasson Industries, Ltd................................    14,568      687,476
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....    24,771    1,262,359
*   Redhill Biopharma, Ltd., Sponsored ADR.................     1,200        9,468
    Scope Metals Group, Ltd................................    45,312    1,219,714
#   Shapir Engineering and Industry, Ltd...................   319,964    1,168,003
#*  Shikun & Binui, Ltd.................................... 1,275,810    2,430,384
    Shufersal, Ltd.........................................   433,104    2,749,400
*   SodaStream International, Ltd..........................     7,083    1,014,412
#   Strauss Group, Ltd.....................................   110,282    2,418,091
    Summit Real Estate Holdings, Ltd.......................    50,348      453,295
#*  Suny Cellular Communication, Ltd.......................   495,688      253,534
#   Tadiran Holdings, Ltd..................................    12,630      315,794
    Teva Pharmaceutical Industries, Ltd., Sponsored ADR....   515,734   10,304,365
    Teva Pharmaceutical Industries, Ltd....................       264        5,273
*   Tower Semiconductor, Ltd...............................   302,075    4,739,557
*   Tower Semiconductor, Ltd...............................    22,626      350,650
*   Union Bank of Israel...................................    95,255      427,937
                                                                      ------------
TOTAL ISRAEL...............................................            192,895,490
                                                                      ------------
ITALY -- (2.7%)
#*  A.S. Roma SpA..........................................   409,462      228,387
    A2A SpA................................................ 8,928,123   14,386,374
    ACEA SpA...............................................   288,465    3,786,871
*   Aeffe SpA..............................................   131,764      336,736
    Amplifon SpA...........................................   287,216    5,087,830
    Anima Holding SpA...................................... 1,296,925    5,423,204
*   Ansaldo STS SpA........................................   190,254    2,735,012

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
ITALY -- (Continued)
*   Arnoldo Mondadori Editore SpA..........................    970,715 $ 1,674,992
    Ascopiave SpA..........................................    325,085   1,066,010
    Assicurazioni Generali SpA.............................  2,476,453  39,962,114
#*  Astaldi SpA............................................    270,013     170,905
    Atlantia SpA...........................................    526,867  10,586,804
    Autogrill SpA..........................................    491,602   4,833,211
#   Azimut Holding SpA.....................................    576,854   7,102,573
    B&C Speakers SpA.......................................      9,516     121,690
#*  Banca Carige SpA....................................... 17,423,174      96,580
    Banca Finnat Euramerica SpA............................    271,040      95,052
    Banca Generali SpA.....................................    199,612   3,843,415
#   Banca IFIS SpA.........................................    163,926   2,880,108
    Banca Mediolanum SpA...................................    875,178   5,070,782
#*  Banca Monte dei Paschi di Siena SpA....................     20,323      33,366
    Banca Popolare di Sondrio SCPA.........................  1,810,173   5,706,521
#   Banca Profilo SpA......................................    963,146     177,611
#   Banca Sistema SpA......................................    238,055     452,664
#*  Banco BPM SpA..........................................  7,233,656  13,560,660
    Banco di Desio e della Brianza SpA.....................     79,813     163,503
    BasicNet SpA...........................................     93,829     500,689
#   BE.....................................................    508,829     480,912
    Biesse SpA.............................................     74,766   1,718,552
#   BPER Banca.............................................  3,183,261  12,080,473
    Brembo SpA.............................................    654,524   7,246,166
#   Brunello Cucinelli SpA.................................     97,641   3,342,220
#   Buzzi Unicem SpA.......................................    319,162   6,128,614
    Cairo Communication SpA................................    464,258   1,467,529
#   Carraro SpA............................................    224,242     497,531
    Cembre SpA.............................................     12,342     281,248
    Cementir Holding SpA...................................    227,374   1,396,672
    Cerved Group SpA.......................................    608,585   4,853,357
    CIR-Compagnie Industriali Riunite SpA..................  1,688,588   1,794,688
    CNH Industrial NV......................................  1,464,786  15,226,901
    Credito Emiliano SpA...................................    331,841   1,978,985
*   Credito Valtellinese SpA............................... 29,114,345   3,041,312
#*  d'Amico International Shipping SA......................  1,128,279     112,386
    Danieli & C Officine Meccaniche SpA....................     58,878   1,100,385
    Datalogic SpA..........................................     55,741   1,636,961
    Davide Campari-Milano SpA..............................  1,408,398  10,839,374
    De' Longhi SpA.........................................    158,365   4,191,009
    DeA Capital SpA........................................    559,217     813,789
#   DiaSorin SpA...........................................     70,370   6,674,811
#   Digital Bros SpA.......................................     15,535     159,650
    El.En. SpA.............................................     16,577     324,209
*   Elica SpA..............................................     93,876     201,466
    Emak SpA...............................................    201,292     278,675
    Enav SpA...............................................    239,416   1,079,142
    Enel SpA...............................................  6,230,059  30,546,379
    Eni SpA................................................  3,159,477  56,111,526
    Eni SpA, Sponsored ADR.................................    214,005   7,562,937
#*  ePrice SpA.............................................     21,483      35,751
    ERG SpA................................................    312,740   5,833,881
    Esprinet SpA...........................................    135,692     595,989
*   Eurotech SpA...........................................    126,880     541,098
*   Exprivia SpA...........................................     87,516      95,934
    Falck Renewables SpA...................................    830,810   1,678,429
    Ferrari NV.............................................    159,399  18,665,928
    Ferrari NV.............................................        890     104,228
*   Fiat Chrysler Automobiles NV...........................  3,000,801  45,667,512

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
ITALY -- (Continued)
*   Fiat Chrysler Automobiles NV...........................    696,335 $10,521,622
    Fila SpA...............................................     57,009   1,014,583
*   Fincantieri SpA........................................  1,384,702   2,017,352
    FinecoBank Banca Fineco SpA............................  1,489,969  15,572,594
    FNM SpA................................................    588,695     335,573
#*  GEDI Gruppo Editoriale SpA.............................    670,978     271,236
#   Gefran SpA.............................................     13,587      98,192
#   Geox SpA...............................................    272,993     493,374
#   Gruppo MutuiOnline SpA.................................     88,786   1,582,114
    Hera SpA...............................................  3,962,593  10,936,261
*   IMMSI SpA..............................................  1,354,153     645,023
    Industria Macchine Automatiche SpA.....................     62,457   3,745,362
    Infrastrutture Wireless Italiane SpA...................    163,803   1,139,086
#*  Intek Group SpA........................................  1,101,521     398,830
    Interpump Group SpA....................................    276,527   7,977,821
    Intesa Sanpaolo SpA.................................... 14,126,971  31,292,292
    Iren SpA...............................................  2,143,966   4,639,523
    Italgas SpA............................................  1,600,172   8,256,168
    Italmobiliare SpA......................................     21,532     475,069
#*  Juventus Football Club SpA.............................  1,666,669   1,764,594
    La Doria SpA...........................................     68,108     740,725
    Leonardo SpA...........................................  1,363,717  14,783,642
    Luxottica Group SpA....................................     70,933   4,454,823
    Maire Tecnimont SpA....................................    693,536   3,031,684
    MARR SpA...............................................    114,152   2,762,231
    Massimo Zanetti Beverage Group SpA.....................     14,605      99,940
#*  Mediaset SpA...........................................  3,331,187  10,023,821
    Mediobanca Banca di Credito Finanziario SpA............  2,016,803  17,662,706
    Moncler SpA............................................    405,928  14,096,981
#*  Mondo TV SpA...........................................    139,146     530,167
    Nice SpA...............................................     50,077     156,781
#*  Openjobmetis SpA agenzia per il lavoro.................     34,444     315,232
#*  OVS SpA................................................    542,029     957,137
#   Panariagroup Industrie Ceramiche SpA...................     65,947     171,589
    Parmalat SpA...........................................    844,425   2,599,867
    Piaggio & C SpA........................................  2,061,543   4,411,238
    Poste Italiane SpA.....................................  1,104,637   7,926,211
#   Prima Industrie SpA....................................     30,611     754,609
    Prysmian SpA...........................................    526,730  10,232,624
    RAI Way SpA............................................    157,737     816,371
    Recordati SpA..........................................    216,541   7,330,704
    Reno de Medici SpA.....................................    674,970     661,535
    Reply SpA..............................................     59,716   3,309,081
#   Retelit SpA............................................    308,330     494,060
#*  Rizzoli Corriere Della Sera Mediagroup SpA.............    731,602     743,535
    Sabaf SpA..............................................     33,323     493,219
    SAES Getters SpA.......................................     52,384   1,049,842
#*  Safilo Group SpA.......................................    168,046     313,646
*   Saipem SpA.............................................  2,001,145  10,943,723
#   Salini Impregilo SpA...................................  1,099,100   2,422,753
    Salvatore Ferragamo SpA................................    170,182   4,025,625
    Saras SpA..............................................  3,712,414   7,248,627
    Servizi Italia SpA.....................................     49,210     189,479
    Sesa SpA...............................................     17,279     468,373
    Snam SpA...............................................  2,165,749   8,954,412
    Societa Cattolica di Assicurazioni SC..................  1,041,873   8,417,038
    Societa Iniziative Autostradali e Servizi SpA..........    413,215   5,821,717
#*  Sogefi SpA.............................................    389,502     692,878
#   SOL SpA................................................    103,445   1,245,238

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
ITALY -- (Continued)
#   Tamburi Investment Partners SpA........................    204,540 $  1,332,702
    Technogym SpA..........................................    343,262    3,748,530
*   Telecom Italia SpA..................................... 48,576,204   28,570,270
*   Telecom Italia SpA, Sponsored ADR......................    331,845    1,974,478
    Tenaris SA.............................................    235,043    3,459,984
    Tenaris SA, ADR........................................     10,207      298,351
    Terna Rete Elettrica Nazionale SpA.....................  2,583,572   13,345,419
#*  Tiscali SpA............................................  6,190,063       68,043
#   Tod's SpA..............................................     54,546    3,334,851
#*  TREVI--Finanziaria Industriale SpA.....................    461,725      140,873
    TXT e-solutions SpA....................................      2,104       19,444
#   UniCredit SpA..........................................  1,994,028   25,493,960
#   Unione di Banche Italiane SpA..........................  7,023,486   21,436,793
    Unipol Gruppo SpA......................................  2,823,689   11,363,915
#   UnipolSai Assicurazioni SpA............................  4,463,507    9,744,948
    Zignago Vetro SpA......................................     96,875      901,268
                                                                       ------------
TOTAL ITALY................................................             776,234,635
                                                                       ------------
JAPAN -- (23.1%)
    77 Bank, Ltd. (The)....................................    385,574    7,964,260
    A&A Material Corp......................................      9,400       87,478
    A&D Co., Ltd...........................................    102,400      743,434
    ABC-Mart, Inc..........................................     70,800    4,139,322
    Abist Co., Ltd.........................................     10,700      351,053
#*  Access Co., Ltd........................................    110,300      973,590
    Achilles Corp..........................................     70,700    1,406,546
#   Acom Co., Ltd..........................................    172,400      634,587
#   AD Works Co., Ltd......................................    931,200      313,066
#   Adastria Co., Ltd......................................    224,200    3,653,275
    ADEKA Corp.............................................    377,700    5,595,900
    Ad-sol Nissin Corp.....................................     18,100      343,457
#   Adtec Plasma Technology Co., Ltd.......................     39,400      404,603
    Advan Co., Ltd.........................................     89,600      903,900
#   Advanex, Inc...........................................      7,300      126,451
#   Advantage Risk Management Co., Ltd.....................     24,200      217,312
    Advantest Corp.........................................     43,700      806,723
#   Adventure, Inc.........................................      9,200      606,697
    Aeon Co., Ltd..........................................  1,682,968   38,627,744
    Aeon Delight Co., Ltd..................................    112,300    3,749,433
    Aeon Fantasy Co., Ltd..................................     39,600    1,237,499
    AEON Financial Service Co., Ltd........................    307,600    6,020,272
#   Aeon Hokkaido Corp.....................................    113,600      802,032
    Aeon Mall Co., Ltd.....................................    182,620    3,372,736
    Aeria, Inc.............................................    100,600      575,413
    AFC-HD AMS Life Science Co., Ltd.......................      6,200       39,166
    AGC, Inc...............................................    789,600   25,862,900
*   AGORA Hospitality Group Co., Ltd.......................     41,000       10,532
#   Agro-Kanesho Co., Ltd..................................     31,200      688,808
    AGS Corp...............................................      4,100       27,467
    Ahresty Corp...........................................    112,800      715,900
    Ai Holdings Corp.......................................    112,100    2,138,336
    Aica Kogyo Co., Ltd....................................    138,400    4,120,026
    Aichi Bank, Ltd. (The).................................     42,500    1,621,860
#   Aichi Corp.............................................    182,800    1,084,586
    Aichi Steel Corp.......................................     61,000    2,156,379
    Aichi Tokei Denki Co., Ltd.............................     11,200      410,730
    Aida Engineering, Ltd..................................    211,500    1,740,362
#   Aigan Co., Ltd.........................................     66,500      191,140
    Ain Holdings, Inc......................................    116,100    9,105,464

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Aiphone Co., Ltd.......................................  41,200 $   535,920
    Air Water, Inc......................................... 765,800  12,405,218
    Airport Facilities Co., Ltd............................ 106,400     567,240
    Airtech Japan, Ltd.....................................   9,000      57,717
    Aisan Industry Co., Ltd................................ 225,400   1,687,662
    Aisin Seiki Co., Ltd................................... 389,782  15,244,861
    AIT Corp...............................................  31,000     291,063
    Aizawa Securities Co., Ltd............................. 164,200     983,297
    Ajinomoto Co., Inc..................................... 827,700  13,371,864
#   Ajis Co., Ltd..........................................  16,800     531,694
    Akatsuki Corp..........................................  77,900     246,226
#   Akatsuki, Inc..........................................  22,000     864,024
#*  Akebono Brake Industry Co., Ltd........................ 705,530   1,418,787
    Akita Bank, Ltd. (The)................................. 129,700   3,011,215
#   Albis Co., Ltd.........................................  19,900     516,638
#   Alconix Corp........................................... 128,900   1,472,063
    Alfresa Holdings Corp.................................. 266,900   7,118,668
    Alinco, Inc............................................  79,600     720,401
#*  Allied Telesis Holdings KK............................. 229,600     220,407
    Alpen Co., Ltd.........................................  99,000   1,663,634
    Alpha Corp.............................................  33,700     407,862
    Alpha Systems, Inc.....................................  27,520     655,267
    Alpine Electronics, Inc................................ 197,800   3,357,364
    Alps Electric Co., Ltd................................. 506,900  11,949,047
    Alps Logistics Co., Ltd................................  32,600     248,941
#   Altech Co., Ltd........................................  30,600      74,114
    Altech Corp............................................  59,900   1,198,704
    Amada Holdings Co., Ltd................................ 873,300   8,227,215
    Amano Corp............................................. 205,600   4,371,769
    Amiyaki Tei Co., Ltd...................................  19,900     700,767
    Amuse, Inc.............................................  67,600   1,722,901
    ANA Holdings, Inc......................................  55,100   1,852,769
    Anest Iwata Corp....................................... 110,200   1,050,172
    Anicom Holdings, Inc...................................  34,800   1,105,635
    AOI Electronic Co., Ltd................................  18,300     593,676
    AOI TYO Holdings, Inc..................................  72,110     798,246
    AOKI Holdings, Inc..................................... 187,200   2,465,621
#   Aomori Bank, Ltd. (The)................................  83,200   2,269,921
    Aoyama Trading Co., Ltd................................ 206,800   6,256,415
    Aoyama Zaisan Networks Co., Ltd........................  32,000     447,246
    Aozora Bank, Ltd....................................... 164,300   5,669,399
#   Apaman Co., Ltd........................................  44,700     462,680
*   Apic Yamada Corp.......................................  31,300      64,458
    Arakawa Chemical Industries, Ltd.......................  93,300   1,310,620
    Arata Corp.............................................  46,500   2,111,657
    Araya Industrial Co., Ltd..............................  17,700     283,584
    Arcland Sakamoto Co., Ltd.............................. 127,200   1,665,686
    Arcland Service Holdings Co., Ltd......................  57,800   1,184,776
    Arcs Co., Ltd.......................................... 148,573   3,590,157
#*  Ardepro Co., Ltd....................................... 580,100     322,642
#   Arealink Co., Ltd......................................  25,400     374,901
    Argo Graphics, Inc.....................................  27,900   1,057,101
    Ariake Japan Co., Ltd..................................  25,200   2,233,222
#   Arisawa Manufacturing Co., Ltd......................... 147,500   1,171,198
#*  Arrk Corp.............................................. 246,100     218,304
    Artnature, Inc.........................................  84,800     498,562
#   ArtSpark Holdings, Inc.................................  53,300     526,589
    As One Corp............................................  20,290   1,444,358
    Asahi Broadcasting Group Holdings Corp.................  35,100     238,872

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Asahi Co., Ltd.........................................    81,100 $   975,003
    Asahi Diamond Industrial Co., Ltd......................   239,000   1,511,555
    Asahi Group Holdings, Ltd..............................   182,600   8,024,368
    Asahi Holdings, Inc....................................   106,800   2,287,013
    Asahi Intecc Co., Ltd..................................   143,400   5,872,852
    Asahi Kasei Corp....................................... 2,623,000  31,471,931
    Asahi Kogyosha Co., Ltd................................    17,800     517,291
    Asahi Net, Inc.........................................    24,500     110,407
    ASAHI YUKIZAI Corp.....................................    55,300   1,092,842
    Asante, Inc............................................    12,600     251,107
    Asanuma Corp...........................................    46,400   1,346,727
    Asax Co., Ltd..........................................     6,600      34,453
#   Ashimori Industry Co., Ltd.............................    24,900     411,955
    Asia Pile Holdings Corp................................   138,100     796,921
#   Asics Corp.............................................   225,400   3,262,333
    ASKA Pharmaceutical Co., Ltd...........................   102,800   1,351,968
    Astellas Pharma, Inc...................................   964,800  14,906,347
#   Asti Corp..............................................    30,599     518,800
#   Asukanet Co., Ltd......................................    29,400     332,963
    Asunaro Aoki Construction Co., Ltd.....................    70,000     623,136
#   Ateam, Inc.............................................    47,900     912,552
#   Atom Corp..............................................   335,100   2,973,723
#*  Atrae, Inc.............................................    23,100     412,011
#   Atsugi Co., Ltd........................................    99,600     903,933
    Autobacs Seven Co., Ltd................................   202,800   3,263,894
#   Aval Data Corp.........................................    13,400     233,951
    Avex, Inc..............................................   193,500   2,603,712
    Awa Bank, Ltd. (The)...................................   163,600   4,452,130
    Axell Corp.............................................    37,100     199,135
    Axial Retailing, Inc...................................    85,500   2,801,403
    Azbil Corp.............................................   261,400   4,869,209
    Bandai Namco Holdings, Inc.............................   219,800   7,819,329
    Bando Chemical Industries, Ltd.........................   153,800   1,779,074
    Bank of Iwate, Ltd. (The)..............................    87,200   3,321,484
    Bank of Kochi, Ltd. (The)..............................    16,800     146,558
    Bank of Kyoto, Ltd. (The)..............................   165,611   7,436,276
#   Bank of Nagoya, Ltd. (The).............................    81,099   2,562,357
    Bank of Okinawa, Ltd. (The)............................   100,940   3,366,448
    Bank of Saga, Ltd. (The)...............................   117,600   2,264,234
    Bank of the Ryukyus, Ltd...............................   102,300   1,163,514
    Baroque Japan, Ltd.....................................    83,900     759,593
    BayCurrent Consulting, Inc.............................    51,700   1,057,354
#   Beenos, Inc............................................    51,700     768,077
    Belc Co., Ltd..........................................    54,538   2,785,038
    Bell System24 Holdings, Inc............................   158,700   2,096,281
    Belluna Co., Ltd.......................................   195,500   1,942,054
    Benefit One, Inc.......................................   121,600   3,134,457
    Benesse Holdings, Inc..................................   111,500   3,109,580
#*  Bengo4.com, Inc........................................    27,100     752,393
    Bic Camera, Inc........................................   423,300   5,588,537
    BML, Inc...............................................   137,700   3,794,640
#   Bookoff Group Holdings, Ltd............................    40,200     261,504
    Bourbon Corp...........................................     2,100      37,651
    BP Castrol K.K.........................................    23,900     306,671
#   Br Holdings Corp.......................................    98,300     373,721
#*  BrainPad, Inc..........................................    17,600     805,847
    Bridgestone Corp.......................................   891,500  34,375,595
#   Broadleaf Co., Ltd.....................................   303,600   1,753,273
#*  Broadmedia Corp........................................   121,300      73,075

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    BRONCO BILLY Co., Ltd..................................    29,300 $   757,384
    Brother Industries, Ltd................................   659,600  12,071,719
#   Bunka Shutter Co., Ltd.................................   241,900   1,694,989
    C Uyemura & Co., Ltd...................................     5,200     332,756
    CAC Holdings Corp......................................    68,900     613,915
    Calbee, Inc............................................    95,400   3,165,105
#   Can Do Co., Ltd........................................    62,200     912,947
#   Canare Electric Co., Ltd...............................     4,400      78,601
    Canon Electronics, Inc.................................    76,400   1,396,220
    Canon Marketing Japan, Inc.............................   157,000   2,970,915
    Canon, Inc., Sponsored ADR.............................    57,577   1,622,520
    Canon, Inc.............................................   470,934  13,413,807
    Capcom Co., Ltd........................................   428,000   8,921,639
#   Career Co., Ltd........................................     9,500     126,148
    Career Design Center Co., Ltd..........................    19,900     271,629
    Carlit Holdings Co., Ltd...............................    83,400     664,341
#   Casio Computer Co., Ltd................................   472,600   7,133,024
    Cawachi, Ltd...........................................    63,400   1,176,665
    C'BON COSMETICS Co., Ltd...............................     2,100      51,348
    CDS Co., Ltd...........................................     1,300      14,176
#   Central Automotive Products, Ltd.......................    23,900     325,374
    Central Glass Co., Ltd.................................   165,000   3,567,282
    Central Japan Railway Co...............................    38,500   7,388,481
#   Central Security Patrols Co., Ltd......................    22,200   1,042,345
    Central Sports Co., Ltd................................    42,200   1,473,818
#   Ceres, Inc.............................................     7,900     137,287
#*  Change, Inc............................................     3,400     142,920
    Chiba Bank, Ltd. (The)................................. 1,264,663   8,000,713
    Chiba Kogyo Bank, Ltd. (The)...........................   301,800   1,194,058
    Chilled & Frozen Logistics Holdings Co., Ltd...........    12,300     141,135
    CHIMNEY Co., Ltd.......................................    18,300     449,557
    Chino Corp.............................................    26,900     306,264
#   Chiyoda Co., Ltd.......................................    52,400   1,010,150
    Chiyoda Corp...........................................   357,800   1,780,394
    Chiyoda Integre Co., Ltd...............................    47,200     947,826
    Chofu Seisakusho Co., Ltd..............................   104,700   2,119,999
    Chori Co., Ltd.........................................    44,200     728,071
    Chubu Electric Power Co., Inc..........................   389,700   5,619,741
    Chubu Shiryo Co., Ltd..................................    94,600   1,151,694
    Chudenko Corp..........................................   157,900   3,324,979
    Chuetsu Pulp & Paper Co., Ltd..........................   126,111   1,683,582
*   Chugai Mining Co., Ltd.................................   259,700      46,170
    Chugai Pharmaceutical Co., Ltd.........................    20,800   1,217,773
    Chugai Ro Co., Ltd.....................................    25,400     541,143
    Chugoku Bank, Ltd. (The)...............................   458,500   4,117,284
    Chugoku Electric Power Co., Inc. (The).................   411,500   5,292,995
#   Chugoku Marine Paints, Ltd.............................   287,100   2,306,061
    Chukyo Bank, Ltd. (The)................................    51,300   1,032,710
    Chuo Gyorui Co., Ltd...................................     3,800      94,859
    Chuo Spring Co., Ltd...................................     6,000     186,159
    CI Takiron Corp........................................   185,700     955,051
    Ci:z Holdings Co., Ltd.................................   105,200   5,451,293
    Citizen Watch Co., Ltd................................. 1,195,850   6,883,265
#   CKD Corp...............................................   291,100   3,349,435
#   CK-San-Etsu Co., Ltd...................................    13,200     352,576
#   Clarion Co., Ltd.......................................   173,000   3,792,769
    Cleanup Corp...........................................    84,100     512,852
    CMIC Holdings Co., Ltd.................................    84,000   1,559,568
    CMK Corp...............................................   228,800   1,466,548

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Coca-Cola Bottlers Japan Holdings, Inc.................   158,052 $ 4,136,415
    cocokara fine, Inc.....................................    59,820   3,292,731
#   Coco's Japan Co., Ltd..................................    19,100     371,068
#   COLOPL, Inc............................................   286,300   1,763,640
#   Colowide Co., Ltd......................................   219,300   5,339,655
    Computer Engineering & Consulting, Ltd.................    98,400   2,117,176
    Computer Institute of Japan, Ltd.......................    40,900     272,510
    COMSYS Holdings Corp...................................   261,394   7,274,681
    Comture Corp...........................................    38,500   1,172,902
    Concordia Financial Group, Ltd......................... 2,146,187   9,822,580
    CONEXIO Corp...........................................    96,900   1,398,125
#   COOKPAD, Inc...........................................   166,000     608,404
#   Core Corp..............................................    13,600     162,968
    Corona Corp............................................    63,900     630,770
    Cosel Co., Ltd.........................................    66,600     685,245
    Cosmo Energy Holdings Co., Ltd.........................   334,000  12,284,049
#   Cosmos Initia Co., Ltd.................................    53,000     289,552
    Cosmos Pharmaceutical Corp.............................    13,000   2,657,162
    Cota Co., Ltd..........................................    28,229     372,344
    CRE, Inc...............................................    55,200     486,814
    Create Medic Co., Ltd..................................    13,200     128,767
#   Create Restaurants Holdings, Inc.......................   154,700   1,641,011
    Create SD Holdings Co., Ltd............................    80,800   2,046,836
    Credit Saison Co., Ltd.................................   494,300   7,849,497
#   Creek & River Co., Ltd.................................    37,900     349,628
#   Cresco, Ltd............................................    35,300     996,948
#   Cross Plus, Inc........................................     1,300       9,082
    CTI Engineering Co., Ltd...............................    60,600     810,785
    CTS Co., Ltd...........................................    95,600     514,586
    Cube System, Inc.......................................     4,200      32,048
#   CyberAgent, Inc........................................   201,500   8,574,463
#*  Cyberstep, Inc.........................................    15,700     163,229
    Cybozu, Inc............................................    80,400     511,796
    Dai Nippon Printing Co., Ltd...........................   443,500   9,951,030
    Dai Nippon Toryo Co., Ltd..............................   129,600   1,308,590
    Daibiru Corp...........................................   239,900   2,418,476
    Daicel Corp............................................ 1,220,900  12,915,919
    Dai-Dan Co., Ltd.......................................    65,000   1,528,724
    Daido Kogyo Co., Ltd...................................    33,200     314,497
    Daido Metal Co., Ltd...................................   242,600   1,855,935
    Daido Steel Co., Ltd...................................   153,700   6,327,909
    Daidoh, Ltd............................................    91,600     290,684
#   Daifuku Co., Ltd.......................................   164,600   7,068,950
#   Daihatsu Diesel Manufacturing Co., Ltd.................    64,200     379,980
    Daihen Corp............................................    92,600   2,170,553
    Daiho Corp.............................................    94,800   2,609,532
    Dai-Ichi Cutter Kogyo K.K..............................    12,300     244,047
    Daiichi Jitsugyo Co., Ltd..............................    41,700   1,378,643
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................   119,700   1,175,586
    Dai-ichi Life Holdings, Inc............................ 1,023,988  19,215,461
    Daiichi Sankyo Co., Ltd................................    86,800   3,317,772
    Dai-ichi Seiko Co., Ltd................................    38,200     482,336
    Daiichikosho Co., Ltd..................................   119,800   5,529,457
    Daiken Corp............................................    72,500   1,327,517
#   Daiken Medical Co., Ltd................................    59,100     440,174
#   Daiki Aluminium Industry Co., Ltd......................   195,600   1,132,100
#   Daiki Axis Co., Ltd....................................    21,800     252,267
    Daikin Industries, Ltd.................................    64,900   7,522,682
#   Daiko Denshi Tsushin, Ltd..............................    17,000     108,234

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                         --------- -----------
  JAPAN -- (Continued)
  #   Daikoku Denki Co., Ltd............................    47,100 $   669,994
      Daikokutenbussan Co., Ltd.........................    46,900   1,754,467
  #*  Daikokuya Holdings Co., Ltd.......................   201,500      87,373
  #   Daikyo, Inc.......................................   116,639   3,061,367
      Daikyonishikawa Corp..............................   257,300   2,457,796
      Dainichi Co., Ltd.................................    35,200     231,737
      Dainichiseika Color & Chemicals Manufacturing
        Co., Ltd........................................    62,400   1,843,967
  #   Daio Paper Corp...................................   399,800   5,183,358
      Daiohs Corp.......................................     2,100      24,534
      Daiseki Co., Ltd..................................    82,325   1,945,689
      Daiseki Eco. Solution Co., Ltd....................    21,400     171,522
      Daishi Hokuetsu Financial Group, Inc..............   174,900   6,293,207
  #   Daishinku Corp....................................    48,400     477,879
      Daisue Construction Co., Ltd......................    38,900     420,199
  #   Daisyo Corp.......................................    23,700     353,278
      Daito Bank, Ltd. (The)............................    28,200     230,644
      Daito Chemix Corp.................................     5,900      19,720
      Daito Pharmaceutical Co., Ltd.....................    72,200   2,168,628
      Daito Trust Construction Co., Ltd.................    46,800   6,170,035
      Daitron Co., Ltd..................................    28,100     481,925
      Daiwa House Industry Co., Ltd.....................   789,600  23,841,428
      Daiwa Industries, Ltd.............................   146,000   1,536,125
      Daiwa Securities Group, Inc....................... 2,949,000  16,911,659
      Daiwabo Holdings Co., Ltd.........................   103,600   6,112,267
      Daiyu Lic Holdings Co., Ltd.......................    41,500     392,709
  #   DCM Holdings Co., Ltd.............................   473,880   4,608,010
      DD Holdings Co., Ltd..............................    16,800     337,296
  #   Dear Life Co., Ltd................................   139,000     680,193
      Delica Foods Holdings Co., Ltd....................     7,300      97,030
      DeNA Co., Ltd.....................................   312,600   5,199,731
      Denka Co., Ltd....................................   432,300  14,059,566
      Denki Kogyo Co., Ltd..............................    48,700   1,245,095
      Densan System Co., Ltd............................    29,600     574,053
      Denso Corp........................................   266,300  11,878,506
      Dentsu, Inc.......................................   338,200  15,685,654
      Denyo Co., Ltd....................................    69,000   1,041,135
  #   Descente, Ltd.....................................   129,200   3,382,973
  #*  Designone Japan, Inc..............................    19,100      81,800
  #   Dexerials Corp....................................   339,900   2,917,774
      DIC Corp..........................................   427,000  12,600,820
  #   Digital Arts, Inc.................................    42,400   1,939,183
  #   Digital Hearts Holdings Co., Ltd..................    56,200     697,631
  #   Digital Information Technologies Corp.............    34,900     453,754
      Dip Corp..........................................   119,200   2,587,097
      Disco Corp........................................    34,600   5,500,011
      DKS Co., Ltd......................................    47,000   1,030,825
  #   DMG Mori Co., Ltd.................................   556,300   8,026,389
      DMW Corp..........................................       900      17,536
  #   Don Quijote Holdings Co., Ltd.....................   102,400   6,117,092
      Doshisha Co., Ltd.................................    64,600   1,330,186
  #   Double Standard, Inc..............................     8,200     362,796
      Doutor Nichires Holdings Co., Ltd.................   107,523   1,910,784
      Dowa Holdings Co., Ltd............................   261,800   7,619,225
  #   DSB Co., Ltd......................................    49,300     225,086
      DTS Corp..........................................   113,900   3,957,217
      Duskin Co., Ltd...................................   175,200   3,984,978
      Dvx, Inc..........................................    31,200     368,135
      DyDo Group Holdings, Inc..........................    39,900   2,025,347
  #   Dynic Corp........................................     7,899      58,621

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
    Eagle Industry Co., Ltd................................   170,400 $1,985,466
#   Earth Corp.............................................    35,000  1,592,121
    East Japan Railway Co..................................    87,400  7,633,313
#   EAT&Co, Ltd............................................    16,500    245,267
    Ebara Corp.............................................   288,400  8,400,010
    Ebara Jitsugyo Co., Ltd................................    23,800    396,982
    Eco's Co., Ltd.........................................    45,800    803,639
    EDION Corp.............................................   352,000  3,701,517
    EF-ON, Inc.............................................   112,639  1,081,315
    eGuarantee, Inc........................................   102,900    960,862
#*  E-Guardian, Inc........................................    35,500    752,356
    Ehime Bank, Ltd. (The).................................   151,798  1,564,579
    Eidai Co., Ltd.........................................    76,700    319,483
    Eighteenth Bank, Ltd. (The)............................    45,700  1,244,215
#   Eiken Chemical Co., Ltd................................    81,600  1,826,222
    Eisai Co., Ltd.........................................     9,200    766,179
    Eizo Corp..............................................    56,000  2,279,288
#   Elan Corp..............................................    23,800    582,876
    Elecom Co., Ltd........................................    60,600  1,434,767
    Electric Power Development Co., Ltd....................    78,400  2,134,469
    Elematec Corp..........................................    26,903    573,095
#   EM Systems Co., Ltd....................................   107,100  1,096,285
#*  EnBio Holdings, Inc....................................    11,800     91,330
    Endo Lighting Corp.....................................   102,000    706,341
#*  Eneres Co., Ltd........................................    90,600    558,153
*   Enigmo, Inc............................................    43,200    771,110
    en-japan, Inc..........................................    97,700  3,896,965
#   Enomoto Co., Ltd.......................................    24,600    202,874
    Enplas Corp............................................    39,200  1,064,893
#*  Enshu, Ltd.............................................    24,700    320,074
    Ensuiko Sugar Refining Co., Ltd........................    11,600     25,502
#   EPCO Co., Ltd..........................................    10,500     98,072
    EPS Holdings, Inc......................................   184,300  3,598,724
#   eRex Co., Ltd..........................................   128,400  1,066,704
#   ES-Con Japan, Ltd......................................   262,900  1,557,615
    ESCRIT, Inc............................................    59,100    367,953
#   Escrow Agent Japan, Inc................................    88,100    368,027
    ESPEC Corp.............................................    80,500  1,431,789
    Excel Co., Ltd.........................................    31,900    543,832
    Exedy Corp.............................................   159,700  3,933,531
    Ezaki Glico Co., Ltd...................................    53,800  2,681,942
    F&M Co., Ltd...........................................     4,300     43,861
    F@N Communications, Inc................................   219,100  1,214,754
#   Faith, Inc.............................................    25,880    310,311
    FALCO HOLDINGS Co., Ltd................................    30,000    442,361
#   FamilyMart UNY Holdings Co., Ltd.......................    65,412  7,581,901
    FANUC Corp.............................................    21,700  3,775,082
    Fast Retailing Co., Ltd................................    15,700  7,905,032
    FCC Co., Ltd...........................................   199,600  4,943,285
#*  FDK Corp...............................................    32,400    325,752
    Feed One Co., Ltd......................................   688,740  1,172,323
    Felissimo Corp.........................................     1,200     13,541
    Fenwal Controls of Japan, Ltd..........................     3,500     49,151
    Ferrotec Holdings Corp.................................   246,300  2,235,421
#*  FFRI, Inc..............................................    14,200    443,387
    FIDEA Holdings Co., Ltd................................ 1,012,100  1,360,159
    Fields Corp............................................    67,700    506,135
#   Financial Products Group Co., Ltd......................   246,700  2,408,421
#   FINDEX, Inc............................................    57,400    327,948

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
*   First Baking Co., Ltd..................................     1,200 $    11,652
#   First Brothers Co., Ltd................................    43,900     503,053
#   First Juken Co., Ltd...................................    29,600     314,310
#   First-corp, Inc........................................    27,500     256,671
*   FIRSTLOGIC, Inc........................................     1,400      11,058
#   Fixstars Corp..........................................    73,100     792,983
    FJ Next Co., Ltd.......................................    90,600     671,188
    Foster Electric Co., Ltd...............................   162,200   2,370,230
    FP Corp................................................   100,200   5,135,001
    France Bed Holdings Co., Ltd...........................    96,300     813,533
#   Freebit Co., Ltd.......................................    86,700     682,695
#   Freund Corp............................................    48,700     378,715
    F-Tech, Inc............................................    79,300     774,863
#   FTGroup Co., Ltd.......................................    48,500     613,733
    Fudo Tetra Corp........................................    91,620   1,393,844
    Fuji Co., Ltd..........................................    91,100   1,710,702
#   Fuji Corp..............................................   229,500   3,198,748
#   Fuji Corp. (6163543)...................................    33,600     617,279
    Fuji Corp., Ltd........................................   111,900     854,890
#   Fuji Die Co., Ltd......................................    33,800     245,692
    Fuji Electric Co., Ltd.................................   389,200  11,880,508
    Fuji Furukawa Engineering & Construction Co., Ltd......     2,000      34,981
    Fuji Kosan Co., Ltd....................................    11,000      60,764
#   Fuji Kyuko Co., Ltd....................................    77,200   2,253,219
    Fuji Media Holdings, Inc...............................   140,100   2,273,815
#   Fuji Oil Co., Ltd......................................   338,600   1,296,342
    Fuji Oil Holdings, Inc.................................   267,000   7,700,963
    Fuji Pharma Co., Ltd...................................    56,200     884,221
    Fuji Seal International, Inc...........................   194,400   5,896,999
    Fuji Soft, Inc.........................................    85,100   3,899,056
    Fujibo Holdings, Inc...................................    59,200   1,724,812
#   Fujicco Co., Ltd.......................................    74,900   1,719,049
    FUJIFILM Holdings Corp.................................   310,175  13,415,185
    Fujikura Kasei Co., Ltd................................   104,400     585,140
    Fujikura Rubber, Ltd...................................   127,300     610,134
    Fujikura, Ltd.......................................... 1,666,000   7,186,821
    Fujimi, Inc............................................    56,800   1,296,389
    Fujimori Kogyo Co., Ltd................................    83,800   2,437,896
#   Fujio Food System Co., Ltd.............................    25,200     458,918
#   Fujisash Co., Ltd......................................   461,100     388,094
    Fujishoji Co., Ltd.....................................    33,600     311,465
    Fujita Kanko, Inc......................................    43,899   1,198,014
    Fujitec Co., Ltd.......................................   202,400   2,205,187
    Fujitsu Frontech, Ltd..................................    63,400     706,685
#   Fujitsu General, Ltd...................................   341,900   5,121,639
    Fujitsu, Ltd...........................................   435,329  26,484,716
    Fujiya Co., Ltd........................................    31,700     686,274
    FuKoKu Co., Ltd........................................    38,000     310,257
    Fukuda Corp............................................    25,300   1,041,475
    Fukuda Denshi Co., Ltd.................................     6,100     385,235
    Fukui Bank, Ltd. (The).................................   102,000   1,929,673
    Fukui Computer Holdings, Inc...........................    27,900     443,959
    Fukuoka Financial Group, Inc...........................   282,320   6,936,808
#*  Fukushima Bank, Ltd. (The).............................   127,100     678,810
    Fukushima Industries Corp..............................    66,100   3,010,907
    Fukuyama Transporting Co., Ltd.........................   107,300   4,157,828
#*  Full Speed, Inc........................................    16,500      96,131
    FULLCAST Holdings Co., Ltd.............................    75,400   1,417,022
#   Fumakilla, Ltd.........................................    27,501     378,159

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#*  Funai Electric Co., Ltd................................   116,800 $   569,001
    Funai Soken Holdings, Inc..............................   111,420   2,355,977
#   Furukawa Battery Co., Ltd. (The).......................    78,000     587,489
#   Furukawa Co., Ltd......................................   135,600   1,676,573
    Furukawa Electric Co., Ltd.............................   400,990  10,821,561
    Furuno Electric Co., Ltd...............................   121,000   1,434,872
    Furusato Industries, Ltd...............................    34,800     559,457
#   Furuya Metal Co., Ltd..................................    10,200     617,290
    Furyu Corp.............................................    81,000     650,083
    Fuso Chemical Co., Ltd.................................   109,900   2,206,266
    Fuso Pharmaceutical Industries, Ltd....................    31,099     740,164
    Futaba Corp............................................   217,000   3,392,404
    Futaba Industrial Co., Ltd.............................   382,100   2,087,784
    Future Corp............................................   117,300   1,596,490
    Fuyo General Lease Co., Ltd............................   112,200   6,232,938
    G-7 Holdings, Inc......................................    42,600     966,512
    Gakken Holdings Co., Ltd...............................    14,800     749,013
#   Gakkyusha Co., Ltd.....................................    25,700     392,539
    Gecoss Corp............................................    72,100     687,353
#   Genki Sushi Co., Ltd...................................    19,900   1,076,411
#   Genky DrugStores Co., Ltd..............................    32,000   1,035,441
#   Geo Holdings Corp......................................   210,400   3,205,265
    Geomatec Co., Ltd......................................     9,500      70,271
    Geostr Corp............................................    82,200     366,425
    Gfoot Co., Ltd.........................................    42,300     282,072
#   Giken, Ltd.............................................    79,700   2,685,075
#   GL Sciences, Inc.......................................    26,000     353,118
#   Global, Ltd. (The).....................................    32,900     215,733
#   GLOBERIDE, Inc.........................................    55,199   1,326,839
    Glory, Ltd.............................................   189,145   4,404,501
    GMO Cloud K.K..........................................    14,000     380,180
    GMO Financial Holdings, Inc............................    75,500     487,919
    GMO internet, Inc......................................   257,800   3,684,074
    GMO Payment Gateway, Inc...............................    73,400   3,555,940
#   Godo Steel, Ltd........................................    62,600   1,201,485
#   Gokurakuyu Holdings Co., Ltd...........................    52,900     271,467
    Goldcrest Co., Ltd.....................................    97,530   1,527,251
    Goldwin, Inc...........................................    28,300   2,017,325
#   Golf Digest Online, Inc................................    72,200     598,647
#   Good Com Asset Co., Ltd................................       900      12,356
    Gourmet Kineya Co., Ltd................................    16,700     176,257
    Grandy House Corp......................................    81,900     332,628
    Gree, Inc..............................................   223,300     934,501
#   GS Yuasa Corp..........................................   394,799   8,104,116
    GSI Creos Corp.........................................    33,100     395,450
#   G-Tekt Corp............................................   118,200   1,668,202
    Gun-Ei Chemical Industry Co., Ltd......................    20,300     542,558
#   GungHo Online Entertainment, Inc.......................   793,100   1,433,818
    Gunma Bank, Ltd. (The)................................. 1,080,201   4,890,452
*   Gunosy, Inc............................................    41,400   1,091,638
    Gunze, Ltd.............................................    61,500   2,727,414
    Gurunavi, Inc..........................................   218,400   1,666,732
    H2O Retailing Corp.....................................   305,360   4,744,440
#   HABA Laboratories, Inc.................................     8,500     610,387
    Hachijuni Bank, Ltd. (The)............................. 1,236,200   5,221,533
#   Hagihara Industries, Inc...............................    44,600     661,567
    Hagiwara Electric Holdings Co., Ltd....................    28,900     760,994
    Hagoromo Foods Corp....................................     1,500      35,665
    Hakudo Co., Ltd........................................    35,800     564,531

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Hakuhodo DY Holdings, Inc..............................   314,000 $ 5,237,076
    Hakuto Co., Ltd........................................    74,400     842,875
#   Hakuyosha Co., Ltd.....................................     1,000      27,111
    Halows Co., Ltd........................................    23,700     517,436
    Hamakyorex Co., Ltd....................................    92,100   2,973,808
    Hamamatsu Photonics KK.................................    86,200   2,881,631
#   Hamee Corp.............................................    21,400     320,898
    Hankyu Hanshin Holdings, Inc...........................   431,600  14,256,024
    Hanwa Co., Ltd.........................................   157,500   5,157,968
    Happinet Corp..........................................    68,100   1,033,908
#   Harada Industry Co., Ltd...............................    55,100     396,279
    Hard Off Corp. Co., Ltd................................    37,500     314,093
    Harima Chemicals Group, Inc............................    57,800     490,117
#   Harmonic Drive Systems, Inc............................    29,200     887,662
#   Haruyama Holdings, Inc.................................    22,600     178,437
    Haseko Corp............................................ 1,229,100  15,574,673
    Havix Corp.............................................     6,500      42,755
    Hayashikane Sangyo Co., Ltd............................    34,299     213,808
    Hazama Ando Corp....................................... 1,151,680   7,952,772
    Heiwa Corp.............................................   232,100   5,308,136
    Heiwa Real Estate Co., Ltd.............................   161,600   2,993,076
    Heiwado Co., Ltd.......................................   139,700   3,580,847
#   Helios Techno Holdings Co., Ltd........................   121,400     841,346
    Hibino Corp............................................    21,900     272,798
    Hibiya Engineering, Ltd................................   101,900   1,681,963
    Hiday Hidaka Corp......................................    65,516   1,278,020
    Hikari Tsushin, Inc....................................    22,100   3,859,861
    HI-LEX Corp............................................    37,900     793,803
#   Himaraya Co., Ltd......................................    15,100     132,332
    Hino Motors, Ltd.......................................   703,900   6,737,928
#   Hinokiya Group Co., Ltd................................    33,300     805,169
    Hioki EE Corp..........................................    24,000     849,116
#   Hirakawa Hewtech Corp..................................    50,200     694,573
#   Hiramatsu, Inc.........................................   176,700     738,613
#   Hirano Tecseed Co., Ltd................................    35,300     571,388
#   Hirata Corp............................................    50,900   3,138,462
    Hirose Electric Co., Ltd...............................    11,025   1,050,769
    Hirose Tusyo, Inc......................................     3,400      66,159
    Hiroshima Bank, Ltd. (The).............................   764,100   4,713,045
    Hiroshima Gas Co., Ltd.................................   109,500     351,171
#   HIS Co., Ltd...........................................   186,476   5,679,395
    Hisaka Works, Ltd......................................   101,200     967,794
    Hisamitsu Pharmaceutical Co., Inc......................    20,300   1,143,853
    Hitachi Capital Corp...................................   406,700   9,971,933
    Hitachi Chemical Co., Ltd..............................   284,300   4,481,144
    Hitachi Construction Machinery Co., Ltd................   257,300   6,831,424
    Hitachi High-Technologies Corp.........................   118,400   4,443,482
    Hitachi Metals, Ltd....................................   729,630   8,579,657
    Hitachi Transport System, Ltd..........................   215,800   5,541,455
    Hitachi Zosen Corp.....................................   949,000   3,606,590
    Hitachi, Ltd........................................... 1,750,885  53,524,896
    Hitachi, Ltd., ADR.....................................    86,823   5,313,133
#   Hito Communications, Inc...............................    28,300     500,599
    Hochiki Corp...........................................    81,700   1,001,185
#   Hoden Seimitsu Kako Kenkyusho Co., Ltd.................    14,900     164,038
    Hodogaya Chemical Co., Ltd.............................    27,200     662,810
    Hogy Medical Co., Ltd..................................    63,600   1,878,750
    Hokkaido Electric Power Co., Inc.......................   552,700   3,225,719
    Hokkaido Gas Co., Ltd..................................    39,800     509,465

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Hokkan Holdings, Ltd...................................    36,000 $   594,671
    Hokko Chemical Industry Co., Ltd.......................   107,200     506,489
    Hokkoku Bank, Ltd. (The)...............................   111,700   4,098,687
    Hokuetsu Corp..........................................   655,995   3,133,529
    Hokuetsu Industries Co., Ltd...........................   111,800   1,084,440
    Hokuhoku Financial Group, Inc..........................   408,100   5,055,803
#   Hokuriku Electric Industry Co., Ltd....................    27,900     283,906
#*  Hokuriku Electric Power Co.............................   520,600   4,849,692
    Hokuriku Electrical Construction Co., Ltd..............    14,100     126,552
    Hokuryo Co. Ltd/Hokkaido...............................     3,100      20,997
    Hokuto Corp............................................    87,200   1,487,459
    Honda Motor Co., Ltd., Sponsored ADR...................   409,923  11,682,805
    Honda Motor Co., Ltd................................... 2,640,923  75,386,549
#   Honda Tsushin Kogyo Co., Ltd...........................    69,800     365,131
    H-One Co., Ltd.........................................   119,100   1,259,058
    Honeys Holdings Co., Ltd...............................    70,330     558,647
#   Honshu Chemical Industry Co., Ltd......................    17,400     180,757
#   Hoosiers Holdings......................................   213,800   1,186,597
    Horiba, Ltd............................................   153,000   7,160,398
    Hoshizaki Corp.........................................    29,300   2,365,110
    Hosiden Corp...........................................   249,600   2,294,677
    Hosokawa Micron Corp...................................    37,100   1,799,096
#   Hotland Co., Ltd.......................................    34,500     441,610
#   House Do Co., Ltd......................................    22,100     323,098
    House Foods Group, Inc.................................   170,000   4,889,450
#   Howa Machinery, Ltd....................................    47,200     333,291
    Hoya Corp..............................................   128,000   7,241,697
#   HUB Co., Ltd...........................................    14,200     113,067
    Hulic Co., Ltd.........................................   124,400   1,138,337
    Hurxley Corp...........................................     3,300      32,122
    Hyakugo Bank, Ltd. (The)............................... 1,281,200   4,707,344
    Hyakujushi Bank, Ltd. (The)............................   113,000   2,888,110
    I K K, Inc.............................................    55,400     352,672
#   I.K Co., Ltd...........................................    19,200     174,806
    Ibiden Co., Ltd........................................   517,405   6,388,999
    IBJ Leasing Co., Ltd...................................   164,700   4,135,193
#   IBJ, Inc...............................................    70,000     385,214
    Ichibanya Co., Ltd.....................................    36,532   1,394,526
    Ichigo, Inc............................................ 1,046,700   3,417,321
    Ichiken Co., Ltd.......................................    36,100     704,050
    Ichikoh Industries, Ltd................................   236,000   1,638,527
    Ichinen Holdings Co., Ltd..............................   119,072   1,441,919
    Ichiyoshi Securities Co., Ltd..........................   185,300   1,559,986
    Icom, Inc..............................................    47,100   1,004,458
#   Idec Corp..............................................   141,200   2,561,680
    Idemitsu Kosan Co., Ltd................................   503,800  22,823,478
#   IDOM, Inc..............................................   458,000   1,541,872
#   Ihara Science Corp.....................................    32,500     572,401
    IHI Corp...............................................   401,600  14,691,517
    Iida Group Holdings Co., Ltd...........................   316,096   5,753,840
    Iino Kaiun Kaisha, Ltd.................................   400,300   1,756,679
#   IJT Technology Holdings Co., Ltd.......................    96,460     598,020
#   Ikegami Tsushinki Co., Ltd.............................    23,500     253,387
#   IMAGICA GROUP, Inc.....................................   100,600     497,108
    Imasen Electric Industrial.............................    88,300     811,020
    Imperial Hotel, Ltd....................................     3,500      61,978
    Imuraya Group Co., Ltd.................................    12,300     336,837
    Inaba Denki Sangyo Co., Ltd............................    72,700   2,927,115
    Inaba Seisakusho Co., Ltd..............................    42,100     513,340

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Inabata & Co., Ltd.....................................   219,400 $ 2,931,542
    Inageya Co., Ltd.......................................    51,700     652,249
    Ines Corp..............................................    71,500     834,431
    I-Net Corp.............................................    60,410     872,505
    Infocom Corp...........................................    69,000   2,584,641
#   Infomart Corp..........................................   344,300   3,573,320
    Information Development Co., Ltd.......................    16,550     230,286
    Information Services International-Dentsu, Ltd.........    52,800   1,816,122
    Innotech Corp..........................................    76,000     851,122
    Inpex Corp............................................. 1,080,900  12,307,784
#   Insource Co., Ltd......................................    30,800     550,624
    Intage Holdings, Inc...................................   202,200   1,742,733
#   Intelligent Wave, Inc..................................    13,700     124,718
#   Inter Action Corp......................................    28,900     534,072
    Internet Initiative Japan, Inc.........................   168,900   3,268,921
    Interworks, Inc........................................     3,700      29,315
#   Inui Global Logistics Co., Ltd.........................    69,500     616,523
    I-O Data Device, Inc...................................    39,100     462,276
    IR Japan Holdings, Ltd.................................    30,200     362,740
    Iriso Electronics Co., Ltd.............................    80,200   3,387,157
    I'rom Group Co., Ltd...................................    19,300     286,249
#   Ise Chemicals Corp.....................................     5,600     160,962
    Iseki & Co., Ltd.......................................    95,000   1,632,584
    Isetan Mitsukoshi Holdings, Ltd........................   823,740   9,627,291
*   Ishihara Sangyo Kaisha, Ltd............................   201,800   2,409,096
#   Ishii Hyoki Co., Ltd...................................    16,800     126,716
    Ishii Iron Works Co., Ltd..............................     2,900      45,713
    Ishizuka Glass Co., Ltd................................     8,799     171,821
#   Isolite Insulating Products Co., Ltd...................    71,700     322,453
#   Istyle, Inc............................................   134,800   1,208,551
    Isuzu Motors, Ltd...................................... 1,294,507  16,971,688
#*  ITbook Holdings Co., Ltd...............................    47,700     218,134
    Itfor, Inc.............................................    67,800     506,667
    ITmedia, Inc...........................................     5,500      28,355
#   Ito En, Ltd............................................    77,700   3,307,414
    ITOCHU Corp............................................   831,700  15,424,669
    Itochu Enex Co., Ltd...................................   290,300   2,733,389
    Itochu Techno-Solutions Corp...........................   183,800   3,485,590
    Itochu-Shokuhin Co., Ltd...............................    17,400     810,330
    Itoham Yonekyu Holdings, Inc...........................   408,646   2,573,421
    Itoki Corp.............................................   213,600   1,109,704
*   Itokuro, Inc...........................................    26,200     694,186
#   Ivy Cosmetics Corp.....................................     3,200      45,042
    IwaiCosmo Holdings, Inc................................   114,600   1,465,477
    Iwaki & Co., Ltd.......................................   155,500     747,186
    Iwasaki Electric Co., Ltd..............................    34,500     454,280
#   Iwatani Corp...........................................   229,400   8,103,345
    Iwatsu Electric Co., Ltd...............................    44,000     307,889
    Iyo Bank, Ltd. (The)...................................   798,357   4,735,189
    Izumi Co., Ltd.........................................    89,500   4,859,334
    J Front Retailing Co., Ltd.............................   661,200   8,664,568
#   J Trust Co., Ltd.......................................   317,100   1,617,587
#   JAC Recruitment Co., Ltd...............................    58,500   1,058,687
    Jaccs Co., Ltd.........................................   133,600   2,504,721
    Jafco Co., Ltd.........................................   181,400   6,989,388
    Jalux, Inc.............................................    39,000     973,295
    Jamco Corp.............................................    59,200   1,674,947
    Janome Sewing Machine Co., Ltd.........................    83,699     429,520
    Japan Airlines Co., Ltd................................   215,200   7,637,695

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
JAPAN -- (Continued)
    Japan Airport Terminal Co., Ltd........................     59,000 $ 2,272,552
#   Japan Asia Group, Ltd..................................    138,000     484,579
#*  Japan Asia Investment Co., Ltd.........................     76,600     189,829
*   Japan Asset Marketing Co., Ltd.........................    565,200     616,862
    Japan Aviation Electronics Industry, Ltd...............    328,800   4,353,953
    Japan Best Rescue System Co., Ltd......................     56,700     546,181
    Japan Cash Machine Co., Ltd............................     82,600     813,553
#*  Japan Display, Inc..................................... 11,192,801  10,818,525
#   Japan Electronic Materials Corp........................     34,000     228,783
    Japan Exchange Group, Inc..............................    395,600   7,085,478
    Japan Foundation Engineering Co., Ltd..................    123,400     394,676
    Japan Investment Adviser Co., Ltd......................     38,500   1,204,411
#   Japan Lifeline Co., Ltd................................    173,200   2,525,088
#   Japan Material Co., Ltd................................    220,000   2,584,513
    Japan Meat Co., Ltd....................................     62,700   1,135,073
#   Japan Medical Dynamic Marketing, Inc...................    150,500   1,767,413
#   Japan Oil Transportation Co., Ltd......................     12,679     328,216
    Japan Petroleum Exploration Co., Ltd...................    102,400   2,140,478
    Japan Post Holdings Co., Ltd...........................  1,239,400  14,697,401
    Japan Property Management Center Co., Ltd..............     46,600     508,053
    Japan Pulp & Paper Co., Ltd............................     46,500   1,709,204
    Japan Pure Chemical Co., Ltd...........................      2,700      54,087
    Japan Securities Finance Co., Ltd......................    550,100   3,080,805
    Japan Steel Works, Ltd. (The)..........................    363,300   7,677,377
    Japan Tobacco, Inc.....................................    552,400  14,194,086
    Japan Transcity Corp...................................    157,600     617,102
    Japan Wool Textile Co., Ltd. (The).....................    228,400   1,803,328
    Jastec Co., Ltd........................................     37,900     373,403
    JBCC Holdings, Inc.....................................     52,400     687,043
    JCU Corp...............................................     84,400   1,811,567
    Jeol, Ltd..............................................    106,500   1,754,675
    JFE Holdings, Inc......................................    881,108  16,557,405
#   JFLA Holdings, Inc.....................................     85,100     310,478
    JGC Corp...............................................    228,000   4,413,359
#*  JIG-SAW, Inc...........................................     15,900     394,409
    Jimoto Holdings, Inc...................................    439,400     574,508
    JINS, Inc..............................................     50,800   2,876,666
    JK Holdings Co., Ltd...................................     64,600     414,544
    JMS Co., Ltd...........................................     44,700     227,480
#   Joban Kosan Co., Ltd...................................     23,699     361,628
    J-Oil Mills, Inc.......................................     39,500   1,361,481
#   Jolly--Pasta Co., Ltd..................................      3,500      54,748
    Joshin Denki Co., Ltd..................................     69,200   1,768,359
    Joyful Honda Co., Ltd..................................     46,000     662,687
#   JP-Holdings, Inc.......................................    150,000     397,283
    JSP Corp...............................................     50,800   1,003,255
    JSR Corp...............................................    269,400   4,014,915
    JTEKT Corp.............................................    799,200   9,943,352
    Juki Corp..............................................    204,799   2,293,433
    Juroku Bank, Ltd. (The)................................    163,700   3,696,579
    Justsystems Corp.......................................     62,100   1,273,695
    JVC Kenwood Corp.......................................    995,270   2,460,767
    JXTG Holdings, Inc.....................................  6,609,820  44,662,438
    K&O Energy Group, Inc..................................     63,200     875,816
    kabu.com Securities Co., Ltd...........................    525,800   1,897,807
*   Kadokawa Dwango........................................    246,453   2,460,526
    Kadoya Sesame Mills, Inc...............................      6,800     362,125
    Kaga Electronics Co., Ltd..............................     74,300   1,664,004
    Kagome Co., Ltd........................................      8,200     218,312

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Kajima Corp............................................   955,500 $12,303,526
    Kakaku.com, Inc........................................   289,200   5,238,017
    Kaken Pharmaceutical Co., Ltd..........................   104,100   5,219,670
    Kakiyasu Honten Co., Ltd...............................    28,300     624,716
    Kamakura Shinsho, Ltd..................................    19,600     186,035
    Kameda Seika Co., Ltd..................................    57,400   2,717,908
    Kamei Corp.............................................   122,800   1,414,958
    Kamigumi Co., Ltd......................................   337,800   6,970,382
    Kanaden Corp...........................................    77,200     803,860
    Kanagawa Chuo Kotsu Co., Ltd...........................    16,700     554,926
    Kanamic Network Co., Ltd...............................    18,400     324,819
#   Kanamoto Co., Ltd......................................   180,400   6,028,191
    Kandenko Co., Ltd......................................   466,000   4,746,716
    Kaneka Corp............................................   187,600   7,840,910
    Kaneko Seeds Co., Ltd..................................     2,700      34,594
    Kanematsu Corp.........................................   428,300   5,499,340
    Kanematsu Electronics, Ltd.............................    71,100   2,184,676
    Kansai Electric Power Co., Inc. (The)..................   425,400   6,510,958
*   Kansai Mirai Financial Group, Inc......................   390,303   3,019,033
    Kansai Paint Co., Ltd..................................   152,900   2,259,294
    Kansai Super Market, Ltd...............................     8,800      81,414
#   Kanto Denka Kogyo Co., Ltd.............................   310,500   2,819,785
    Kao Corp...............................................   126,800   8,435,018
#   Kappa Create Co., Ltd..................................    25,800     303,175
    Kasai Kogyo Co., Ltd...................................   156,000   1,438,264
#   Katakura & Co-op Agri Corp.............................    12,200     130,592
    Katakura Industries Co., Ltd...........................   107,200   1,157,209
    Kato Sangyo Co., Ltd...................................    78,100   2,406,619
    Kato Works Co., Ltd....................................    35,226   1,010,669
    KAWADA TECHNOLOGIES, Inc...............................    24,500   1,409,719
#   Kawagishi Bridge Works Co., Ltd........................     9,600     288,520
    Kawai Musical Instruments Manufacturing Co., Ltd.......    24,700     856,530
#   Kawakin Holdings Co., Ltd..............................    13,600      45,537
    Kawasaki Heavy Industries, Ltd.........................   338,400   8,019,547
    Kawasaki Kinkai Kisen Kaisha, Ltd......................     2,800      81,396
#*  Kawasaki Kisen Kaisha, Ltd.............................   261,198   3,480,594
    Kawasumi Laboratories, Inc.............................    60,600     363,216
    KDDI Corp.............................................. 1,128,700  27,314,355
#   KeePer Technical Laboratory Co., Ltd...................    22,500     219,820
    Keihan Holdings Co., Ltd...............................   290,500  11,023,363
    Keihanshin Building Co., Ltd...........................   190,000   1,398,937
    Keihin Co., Ltd........................................    12,500     163,976
    Keihin Corp............................................   291,500   5,739,615
#   Keikyu Corp............................................   134,200   1,986,147
    Keio Corp..............................................    66,100   3,590,160
    Keisei Electric Railway Co., Ltd.......................   114,100   3,516,341
    Keiyo Bank, Ltd. (The).................................   539,000   3,930,472
    Keiyo Co., Ltd.........................................   148,200     733,453
    KEL Corp...............................................    14,100     121,273
#   Kenko Mayonnaise Co., Ltd..............................    66,600   1,424,196
    Kewpie Corp............................................   408,600   9,392,329
#   Key Coffee, Inc........................................    51,200     909,533
    Keyence Corp...........................................    18,610   9,091,348
#   KFC Holdings Japan, Ltd................................    56,300     990,020
    KH Neochem Co., Ltd....................................   101,300   2,877,002
#*  KI Holdings Co., Ltd...................................    88,000     278,386
    Kikkoman Corp..........................................    44,450   2,435,295
    Kimoto Co., Ltd........................................   232,100     459,644
#   Kimura Chemical Plants Co., Ltd........................    90,500     315,648

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Kimura Unity Co., Ltd..................................     8,500 $    86,371
    Kinden Corp............................................   391,800   6,282,052
    King Jim Co., Ltd......................................    15,500     125,886
*   Kinki Sharyo Co., Ltd. (The)...........................    24,700     497,023
*   Kintetsu Department Store Co., Ltd.....................    18,200     572,177
    Kintetsu Group Holdings Co., Ltd.......................   103,500   3,975,852
    Kintetsu World Express, Inc............................   208,600   3,245,481
    Kirin Holdings Co., Ltd................................   670,780  16,006,506
    Kirindo Holdings Co., Ltd..............................    40,000     559,097
    Kissei Pharmaceutical Co., Ltd.........................   122,300   3,514,148
#   Ki-Star Real Estate Co., Ltd...........................    34,900     615,227
    Kitagawa Corp..........................................    49,800   1,169,083
    Kita-Nippon Bank, Ltd. (The)...........................    32,600     726,253
    Kitano Construction Corp...............................    22,600     759,430
#   Kitanotatsujin Corp....................................   253,000   1,302,616
    Kito Corp..............................................   154,400   2,334,491
    Kitz Corp..............................................   385,700   3,073,350
    Kiyo Bank, Ltd. (The)..................................   267,900   3,970,179
#   KLab, Inc..............................................   260,600   2,294,422
*   KNT-CT Holdings Co., Ltd...............................    51,100     561,529
    Koa Corp...............................................    77,800   1,076,657
    Koatsu Gas Kogyo Co., Ltd..............................    85,900     624,890
    Kobayashi Pharmaceutical Co., Ltd......................    42,400   2,765,415
#   Kobe Bussan Co., Ltd...................................   100,400   2,549,367
*   Kobe Electric Railway Co., Ltd.........................    14,900     527,191
    Kobe Steel, Ltd........................................ 2,229,282  17,924,116
#   Kobelco Eco-Solutions Co., Ltd.........................     8,000     129,327
#   Kogi Corp..............................................     1,300      19,024
    Kohnan Shoji Co., Ltd..................................    82,400   2,061,558
    Kohsoku Corp...........................................    33,000     304,156
    Koike Sanso Kogyo Co., Ltd.............................     4,000      89,990
    Koito Manufacturing Co., Ltd...........................   151,300   7,202,803
*   Kojima Co., Ltd........................................   487,800   2,148,893
    Kokusai Co., Ltd.......................................    13,700      97,701
    Kokuyo Co., Ltd........................................   306,864   4,844,354
    KOMAIHALTEC, Inc.......................................    21,100     405,993
    Komatsu Matere Co., Ltd................................   131,600   1,087,545
    Komatsu Wall Industry Co., Ltd.........................    29,600     543,874
    Komatsu, Ltd...........................................   351,400   9,151,315
    KOMEDA Holdings Co., Ltd...............................   166,700   3,279,279
    Komehyo Co., Ltd.......................................    28,500     390,471
    Komeri Co., Ltd........................................   139,800   3,622,866
    Komori Corp............................................   318,400   3,445,678
    Konaka Co., Ltd........................................   333,180   1,474,995
    Konami Holdings Corp...................................   173,162   6,606,164
    Kondotec, Inc..........................................    61,400     557,011
    Konica Minolta, Inc.................................... 1,770,000  17,520,150
    Konishi Co., Ltd.......................................   109,100   1,528,722
    Konoike Transport Co., Ltd.............................   107,800   1,630,189
#   Konoshima Chemical Co., Ltd............................    39,300     249,298
    Kosaido Co., Ltd.......................................    74,600     303,073
    Kose Corp..............................................    49,800   7,442,451
#   Kosei Securities Co., Ltd. (The).......................    31,000     294,744
    Koshidaka Holdings Co., Ltd............................   164,800   1,920,659
#   Kotobuki Spirits Co., Ltd..............................    72,400   2,773,339
#*  Kourakuen Holdings Corp................................    38,600     632,870
    Kozo Keikaku Engineering, Inc..........................     6,200     117,038
    Krosaki Harima Corp....................................    35,000   2,314,642
    KRS Corp...............................................    39,600     891,572

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    K's Holdings Corp......................................   656,680 $ 8,295,793
    KU Holdings Co., Ltd...................................    47,400     389,381
    Kubota Corp., Sponsored ADR............................    43,382   3,402,233
    Kubota Corp............................................    86,000   1,357,663
    Kumagai Gumi Co., Ltd..................................   217,900   5,691,187
#   Kumiai Chemical Industry Co., Ltd......................   429,865   2,675,822
    Kura Corp..............................................    39,800   2,306,450
    Kurabo Industries, Ltd.................................    87,900   2,121,840
    Kuraray Co., Ltd....................................... 1,327,400  18,232,521
    Kureha Corp............................................    76,100   4,890,550
    Kurimoto, Ltd..........................................    46,000     687,985
    Kurita Water Industries, Ltd...........................   200,400   4,935,877
    Kuriyama Holdings Corp.................................    23,700     368,239
    Kushikatsu Tanaka Holdings Co..........................     9,000     240,029
    Kusuri no Aoki Holdings Co., Ltd.......................    45,800   3,291,788
#   KYB Corp...............................................   346,100   8,301,774
    Kyocera Corp...........................................   303,630  16,433,327
#   Kyoden Co., Ltd........................................   149,400     733,134
    Kyodo Printing Co., Ltd................................    31,100     780,858
    Kyoei Steel, Ltd.......................................   121,600   2,202,760
    Kyokuto Boeki Kaisha, Ltd..............................    33,159     586,085
    Kyokuto Kaihatsu Kogyo Co., Ltd........................   148,900   2,125,685
    Kyokuto Securities Co., Ltd............................   101,000   1,219,279
    Kyokuyo Co., Ltd.......................................    50,900   1,397,691
    KYORIN Holdings, Inc...................................   166,800   3,642,827
    Kyoritsu Maintenance Co., Ltd..........................   157,374   6,991,620
    Kyoritsu Printing Co., Ltd.............................   170,500     389,747
    Kyosan Electric Manufacturing Co., Ltd.................   175,400     818,003
    Kyoto Kimono Yuzen Co., Ltd............................    17,500      71,766
    Kyowa Electronic Instruments Co., Ltd..................   103,400     370,941
    Kyowa Exeo Corp........................................   285,248   7,689,031
    Kyowa Hakko Kirin Co., Ltd.............................    60,800   1,177,505
    Kyowa Leather Cloth Co., Ltd...........................    51,500     387,794
    Kyudenko Corp..........................................   160,600   5,843,198
    Kyushu Electric Power Co., Inc.........................   237,100   2,754,380
    Kyushu Financial Group, Inc............................ 1,047,400   4,622,202
    Kyushu Railway Co......................................    91,000   2,794,610
    LAC Co., Ltd...........................................    59,000     925,500
    Lacto Japan Co., Ltd...................................    18,200   1,071,566
#*  Laox Co., Ltd..........................................   211,899     676,245
    Lasertec Corp..........................................   127,200   3,662,185
#   Lawson, Inc............................................    67,600   4,291,079
    LEC, Inc...............................................   173,800   3,479,771
    Leopalace21 Corp....................................... 1,614,100   6,723,486
    Life Corp..............................................    80,400   1,989,380
*   LIFULL Co., Ltd........................................   180,400   1,221,259
#   Like Co., Ltd..........................................    34,600     506,188
#*  LINE Corp..............................................    11,900     379,395
#   Linical Co., Ltd.......................................    40,300     560,307
    Link And Motivation, Inc...............................   125,100   1,229,663
    Lintec Corp............................................   182,400   4,316,844
    Lion Corp..............................................   360,000   6,768,309
#*  Litalico, Inc..........................................    20,300     375,465
    LIXIL Group Corp.......................................   637,719  10,025,396
    Lonseal Corp...........................................     5,700      95,246
    Look Holdings, Inc.....................................    27,400     278,878
    Luckland Co., Ltd......................................     6,600     173,182
#*  M&A Capital Partners Co., Ltd..........................    25,700   1,263,775
    M3, Inc................................................   217,600   3,526,647

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Mabuchi Motor Co., Ltd.................................    33,900 $ 1,205,867
    Macnica Fuji Electronics Holdings, Inc.................   154,250   2,229,959
    Maeda Corp.............................................   485,800   5,489,375
    Maeda Kosen Co., Ltd...................................   129,600   2,509,326
    Maeda Road Construction Co., Ltd.......................   214,400   3,905,065
    Maezawa Kasei Industries Co., Ltd......................    53,300     530,381
    Maezawa Kyuso Industries Co., Ltd......................    40,800     658,123
    Makino Milling Machine Co., Ltd........................   116,200   4,422,342
    Makita Corp., Sponsored ADR............................     1,200      41,503
    Makita Corp............................................    60,000   2,074,340
    Mamezou Holdings Co., Ltd..............................   116,700     946,082
#   Mamiya-Op Co., Ltd.....................................    20,799     182,795
    Mandom Corp............................................    63,600   1,764,942
    Mani, Inc..............................................    36,700   1,686,503
#   MarkLines Co., Ltd.....................................    39,900     548,220
    Mars Group Holdings Corp...............................    48,000     989,442
    Marubeni Corp.......................................... 1,356,859  11,002,347
    Marubun Corp...........................................    95,500     657,257
    Marudai Food Co., Ltd..................................    87,600   1,426,516
    Marufuji Sheet Piling Co., Ltd.........................     2,700      59,755
    Maruha Nichiro Corp....................................   285,482  10,334,996
    Marui Group Co., Ltd...................................   473,900  10,203,910
    Maruichi Steel Tube, Ltd...............................   120,600   3,474,985
    Maruka Machinery Co., Ltd..............................    33,500     704,368
#   Marumae Co., Ltd.......................................    23,900     162,004
#   Marusan Securities Co., Ltd............................   157,600   1,213,610
    Maruwa Co., Ltd........................................    54,900   3,102,669
    Maruwa Unyu Kikan Co., Ltd.............................    46,000   1,471,322
    Maruyama Manufacturing Co., Inc........................    15,400     223,071
*   Maruzen CHI Holdings Co., Ltd..........................    81,000     250,239
    Maruzen Co., Ltd.......................................    24,800     501,729
    Maruzen Showa Unyu Co., Ltd............................    46,400   1,227,036
    Marvelous, Inc.........................................   234,000   1,874,802
    Matsuda Sangyo Co., Ltd................................    63,662     790,387
    Matsui Construction Co., Ltd...........................    92,100     673,506
#   Matsui Securities Co., Ltd.............................   216,000   2,201,449
    Matsumotokiyoshi Holdings Co., Ltd.....................   172,200   6,225,690
#   Matsuya Co., Ltd.......................................    40,700     384,203
    Matsuyafoods Holdings co., Ltd.........................    49,500   1,597,629
    Max Co., Ltd...........................................   111,800   1,505,151
    Maxell Holdings, Ltd...................................   176,900   2,254,179
    Maxvalu Nishinihon Co., Ltd............................     1,700      28,169
    Maxvalu Tokai Co., Ltd.................................    23,800     525,173
    Mazda Motor Corp....................................... 1,602,300  17,066,231
    McDonald's Holdings Co. Japan, Ltd.....................    44,700   1,967,350
    MCJ Co., Ltd...........................................   423,000   3,367,977
    Mebuki Financial Group, Inc............................ 2,329,511   7,094,205
#   MEC Co., Ltd...........................................    44,400     580,472
#   Media Do Holdings Co., Ltd.............................    24,500     525,166
#*  Medical Data Vision Co., Ltd...........................    52,600     828,145
    Medical System Network Co., Ltd........................   159,400     756,241
    Medipal Holdings Corp..................................   270,000   5,779,643
#   Medius Holdings Co., Ltd...............................     8,700      65,646
    Megachips Corp.........................................   107,600   2,065,627
    Megmilk Snow Brand Co., Ltd............................   296,500   6,935,876
    Meidensha Corp.........................................   216,600   3,068,547
    Meiji Electric Industries Co., Ltd.....................    24,300     444,770
    MEIJI Holdings Co., Ltd................................   137,920   9,150,950
    Meiji Shipping Co., Ltd................................    65,900     222,489

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#   Meiko Electronics Co., Ltd.............................   163,900 $ 4,098,731
#   Meiko Network Japan Co., Ltd...........................   114,400   1,004,739
    Meisei Industrial Co., Ltd.............................   157,700   1,191,878
    Meitec Corp............................................    98,200   4,113,855
    Meito Sangyo Co., Ltd..................................    28,800     386,692
    Meiwa Corp.............................................    93,300     358,705
#   Meiwa Estate Co., Ltd..................................    69,800     387,332
    Melco Holdings, Inc....................................    27,400     914,777
    Menicon Co., Ltd.......................................   145,500   3,216,156
#   Mercuria Investment Co., Ltd...........................    31,600     235,038
    Mesco, Inc.............................................    12,400     131,143
    METAWATER Co., Ltd.....................................    30,200     774,394
    Michinoku Bank, Ltd. (The).............................    85,109   1,348,044
#   Micronics Japan Co., Ltd...............................   106,000     677,682
#   Mie Kotsu Group Holdings, Inc..........................   273,800   1,271,146
    Mikuni Corp............................................   142,900     783,654
    Milbon Co., Ltd........................................    72,272   2,594,449
    Mimaki Engineering Co., Ltd............................   104,100   1,069,063
    Mimasu Semiconductor Industry Co., Ltd.................   104,200   1,367,789
    Minebea Mitsumi, Inc................................... 1,038,826  15,891,981
    Ministop Co., Ltd......................................    63,400   1,170,626
#   Mipox Corp.............................................    46,400     184,804
    Miraca Holdings, Inc...................................   276,600   6,733,554
    Miraial Co., Ltd.......................................    31,900     290,216
#   Mirait Holdings Corp...................................   282,310   4,558,401
    Miroku Jyoho Service Co., Ltd..........................    63,400   1,195,375
    Misawa Homes Co., Ltd..................................   141,000   1,059,502
    MISUMI Group, Inc......................................   200,700   4,022,187
    Mitachi Co., Ltd.......................................     7,700      54,152
    Mitani Corp............................................    35,400   1,688,699
    Mitani Sekisan Co., Ltd................................     7,000     158,804
    Mito Securities Co., Ltd...............................   295,700     855,584
    Mitsuba Corp...........................................   325,900   2,566,136
    Mitsubishi Chemical Holdings Corp...................... 3,644,360  28,409,223
    Mitsubishi Corp........................................ 1,271,100  35,775,478
#   Mitsubishi Electric Corp............................... 1,447,500  18,324,526
    Mitsubishi Estate Co., Ltd.............................   861,320  13,765,443
    Mitsubishi Gas Chemical Co., Inc.......................   444,000   7,453,065
    Mitsubishi Heavy Industries, Ltd.......................   441,000  15,546,007
    Mitsubishi Kakoki Kaisha, Ltd..........................    24,400     362,278
    Mitsubishi Logisnext Co., Ltd..........................   203,000   2,413,665
#   Mitsubishi Logistics Corp..............................   160,799   3,686,391
    Mitsubishi Materials Corp..............................   447,420  12,386,773
    Mitsubishi Motors Corp................................. 1,023,800   6,430,762
    Mitsubishi Paper Mills, Ltd............................   163,000     841,061
    Mitsubishi Pencil Co., Ltd.............................    56,300     981,334
    Mitsubishi Research Institute, Inc.....................    37,600   1,173,841
    Mitsubishi Shokuhin Co., Ltd...........................    52,600   1,355,597
    Mitsubishi Steel Manufacturing Co., Ltd................    60,300   1,058,598
    Mitsubishi Tanabe Pharma Corp..........................   287,200   4,242,210
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.... 1,440,272   8,670,437
    Mitsubishi UFJ Financial Group, Inc.................... 9,798,000  59,302,283
    Mitsubishi UFJ Lease & Finance Co., Ltd................ 1,830,300   9,406,296
    Mitsuboshi Belting, Ltd................................    76,500   1,879,351
    Mitsui & Co., Ltd., Sponsored ADR......................    15,092   5,040,803
    Mitsui & Co., Ltd...................................... 1,134,245  18,951,649
    Mitsui Chemicals, Inc..................................   514,613  11,539,760
*   Mitsui E&S Holdings Co., Ltd...........................   410,800   6,898,210
    Mitsui Fudosan Co., Ltd................................   341,500   7,691,341

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
JAPAN -- (Continued)
#   Mitsui High-Tec, Inc...................................    106,100 $ 1,139,827
    Mitsui Matsushima Holdings Co., Ltd....................     59,000     925,006
    Mitsui Mining & Smelting Co., Ltd......................    373,400  10,579,420
    Mitsui OSK Lines, Ltd..................................    458,800  11,150,935
    Mitsui Sugar Co., Ltd..................................     56,700   1,525,219
*   Mitsui-Soko Holdings Co., Ltd..........................    139,200   2,149,183
#   Mitsumura Printing Co., Ltd............................      1,500      31,183
    Mitsuuroko Group Holdings Co., Ltd.....................    119,000     776,010
    Miura Co., Ltd.........................................     31,600     771,732
#   Mixi, Inc..............................................    208,100   4,546,972
    Miyaji Engineering Group, Inc..........................     31,800     766,512
    Miyazaki Bank, Ltd. (The)..............................     71,300   1,857,483
    Miyoshi Oil & Fat Co., Ltd.............................     35,000     384,753
    Mizuho Financial Group, Inc............................ 22,906,260  39,338,362
    Mizuno Corp............................................     89,321   2,089,939
#   Mobile Factory, Inc....................................     19,700     243,219
    Mochida Pharmaceutical Co., Ltd........................     33,099   2,616,780
    Modec, Inc.............................................    107,300   3,216,566
#   Molitec Steel Co., Ltd.................................     55,500     247,849
#   Monex Group, Inc.......................................    956,200   3,750,079
#   Money Partners Group Co., Ltd..........................     88,500     284,407
    Monogatari Corp. (The).................................     27,200   2,428,490
#   MonotaRO Co., Ltd......................................    271,200   5,979,036
    MORESCO Corp...........................................     40,400     557,110
#   Mori-Gumi Co., Ltd.....................................     51,800     157,565
    Morinaga & Co., Ltd....................................    112,800   4,525,854
    Morinaga Milk Industry Co., Ltd........................    241,100   6,426,667
    Morita Holdings Corp...................................    148,900   2,835,149
    Morito Co., Ltd........................................     70,900     536,236
    Morozoff, Ltd..........................................      9,399     459,783
    Mory Industries, Inc...................................     27,200     669,905
    MrMax Holdings, Ltd....................................     85,200     394,729
    MS&AD Insurance Group Holdings, Inc....................    429,574  12,903,207
#   MTI, Ltd...............................................    168,700     812,285
#   Mugen Estate Co., Ltd..................................     83,800     479,335
#   m-up, Inc..............................................      9,500     192,974
    Murata Manufacturing Co., Ltd..........................     94,840  14,760,444
    Musashi Seimitsu Industry Co., Ltd.....................    286,000   4,173,862
    Musashino Bank, Ltd. (The).............................    132,800   3,583,771
#   Muto Seiko Co..........................................     22,000     115,900
    Mutoh Holdings Co., Ltd................................     11,700     235,545
*   Mynet, Inc.............................................     41,900     411,176
    N Field Co., Ltd.......................................     46,400     708,727
    Nabtesco Corp..........................................    196,600   4,315,537
#   NAC Co., Ltd...........................................     65,800     637,868
    Nachi-Fujikoshi Corp...................................     96,900   3,946,533
#   Nadex Co., Ltd.........................................      7,600      71,707
    Nafco Co., Ltd.........................................      1,100      17,630
    Nagaileben Co., Ltd....................................     17,200     385,289
#   Nagano Bank, Ltd. (The)................................     36,100     548,470
    Nagano Keiki Co., Ltd..................................     55,400     460,812
    Nagase & Co., Ltd......................................    397,400   6,241,991
    Nagatanien Holdings Co., Ltd...........................     32,500     794,287
    Nagawa Co., Ltd........................................      6,600     318,056
    Nagoya Railroad Co., Ltd...............................    241,299   5,827,683
*   Naigai Co., Ltd........................................     12,200      53,821
#   Naigai Tec Corp........................................     10,600     152,836
#   Naigai Trans Line, Ltd.................................     26,700     383,289
    Nakabayashi Co., Ltd...................................     88,700     495,172

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Nakamoto Packs Co., Ltd................................    15,100 $   246,580
#*  Nakamura Choukou Co., Ltd..............................     3,300      40,277
    Nakamuraya Co., Ltd....................................     9,000     358,129
    Nakanishi, Inc.........................................   102,300   2,393,398
    Nakano Corp............................................    76,100     437,678
    Nakayama Steel Works, Ltd..............................   102,100     536,751
    Nakayo, Inc............................................     6,200      85,043
    Namura Shipbuilding Co., Ltd...........................   335,548   1,491,156
    Nankai Electric Railway Co., Ltd.......................   163,500   4,004,113
    Nanto Bank, Ltd. (The).................................   152,301   3,482,872
    Narasaki Sangyo Co., Ltd...............................    13,400     229,163
    Natori Co., Ltd........................................    25,700     406,734
    NEC Capital Solutions, Ltd.............................    64,100   1,007,274
    NEC Corp...............................................   635,680  18,247,334
    NEC Networks & System Integration Corp.................    85,200   1,857,022
    NET One Systems Co., Ltd...............................   291,700   6,107,112
    Neturen Co., Ltd.......................................   163,200   1,437,295
#*  New Japan Chemical Co., Ltd............................   181,800     330,353
#   Newton Financial Consulting, Inc.......................     3,000      48,276
*   Nexon Co., Ltd.........................................   214,600   2,447,995
#   Nextage Co., Ltd.......................................   124,400   1,141,892
    Nexyz Group Corp.......................................    24,900     429,431
    NGK Insulators, Ltd....................................   584,300   8,223,478
    NGK Spark Plug Co., Ltd................................   384,100   7,772,360
    NH Foods, Ltd..........................................   209,699   7,231,645
#   NHK Spring Co., Ltd.................................... 1,193,037  10,215,588
#   Nicca Chemical Co., Ltd................................    11,200     119,456
    Nice Holdings, Inc.....................................    36,100     372,623
    Nichia Steel Works, Ltd................................   272,201     772,711
    Nichias Corp...........................................   330,500   7,201,655
    Nichiban Co., Ltd......................................    36,500     709,061
    Nichicon Corp..........................................   208,400   1,733,742
    Nichiden Corp..........................................    39,500     640,688
    Nichiha Corp...........................................   151,800   3,352,367
    NichiiGakkan Co., Ltd..................................   298,200   2,777,553
#   Nichi-iko Pharmaceutical Co., Ltd......................   271,550   3,699,109
#   Nichimo Co., Ltd.......................................     4,800      66,066
    Nichirei Corp..........................................   417,999  10,039,515
    Nichireki Co., Ltd.....................................   126,600   1,159,677
    Nichirin Co., Ltd......................................    60,630   1,280,700
    Nidec Corp.............................................    59,878   7,690,994
    Nidec Corp., Sponsored ADR.............................    20,578     659,422
    Nifco, Inc.............................................   237,400   5,410,226
    Nihon Chouzai Co., Ltd.................................    45,460   1,408,932
#*  Nihon Dempa Kogyo Co., Ltd.............................   403,700   1,761,581
    Nihon Dengi Co., Ltd...................................     6,800     179,091
    Nihon Denkei Co., Ltd..................................    18,600     271,111
    Nihon Eslead Corp......................................    42,900     580,989
    Nihon Flush Co., Ltd...................................    32,500     622,765
#   Nihon House Holdings Co., Ltd..........................   250,400   1,142,468
#   Nihon Kagaku Sangyo Co., Ltd...........................    51,900     588,714
    Nihon Kohden Corp......................................   129,000   3,862,029
    Nihon M&A Center, Inc..................................   282,600   6,771,748
#   Nihon Nohyaku Co., Ltd.................................   265,300   1,470,199
    Nihon Parkerizing Co., Ltd.............................   251,200   3,033,673
    Nihon Plast Co., Ltd...................................   100,700     814,499
    Nihon Tokushu Toryo Co., Ltd...........................    46,700     895,522
    Nihon Unisys, Ltd......................................   369,700   8,101,695
    Nihon Yamamura Glass Co., Ltd..........................    45,600     678,321

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Nikkato Corp...........................................    24,500 $   248,809
    Nikkiso Co., Ltd.......................................   208,300   2,418,578
    Nikko Co., Ltd.........................................    20,000     438,632
    Nikkon Holdings Co., Ltd...............................   235,600   5,693,156
    Nikon Corp.............................................   373,900   6,518,064
    Nintendo Co., Ltd......................................     4,500   1,404,913
    Nippi, Inc.............................................     8,900     241,438
    Nippo Corp.............................................   201,700   3,306,913
    Nippon Air Conditioning Services Co., Ltd..............    69,900     478,606
#   Nippon Aqua Co., Ltd...................................    65,300     208,961
    Nippon Beet Sugar Manufacturing Co., Ltd...............    50,900     887,004
    Nippon Carbide Industries Co., Inc.....................    48,800     805,392
    Nippon Carbon Co., Ltd.................................    29,100   1,645,592
    Nippon Ceramic Co., Ltd................................    12,000     294,166
    Nippon Chemical Industrial Co., Ltd....................    24,900     677,727
    Nippon Chemi-Con Corp..................................   100,400   2,273,419
    Nippon Chemiphar Co., Ltd..............................    10,000     368,145
    Nippon Chutetsukan KK..................................     3,600      45,786
    Nippon Coke & Engineering Co., Ltd..................... 1,030,500     949,288
    Nippon Commercial Development Co., Ltd.................    64,600     979,307
    Nippon Concept Corp....................................    30,400     305,149
    Nippon Concrete Industries Co., Ltd....................   269,300     725,674
#   Nippon Denko Co., Ltd..................................   626,250   1,487,436
    Nippon Densetsu Kogyo Co., Ltd.........................   155,200   3,138,177
    Nippon Electric Glass Co., Ltd.........................   267,700   6,744,829
    Nippon Express Co., Ltd................................   186,276  11,755,615
#   Nippon Felt Co., Ltd...................................    15,100      63,548
    Nippon Filcon Co., Ltd.................................    48,800     250,801
    Nippon Fine Chemical Co., Ltd..........................    46,300     446,850
    Nippon Flour Mills Co., Ltd............................   229,000   3,792,790
    Nippon Gas Co., Ltd....................................   173,200   5,239,126
    Nippon Hume Corp.......................................   116,400     934,894
    Nippon Kanzai Co., Ltd.................................    21,800     397,913
    Nippon Kayaku Co., Ltd.................................   465,900   5,544,759
    Nippon Kinzoku Co., Ltd................................    35,200     451,669
#   Nippon Kodoshi Corp....................................    46,700   1,055,601
    Nippon Koei Co., Ltd...................................    65,100   1,465,382
#   Nippon Koshuha Steel Co., Ltd..........................    46,700     282,793
    Nippon Light Metal Holdings Co., Ltd................... 3,740,700   7,887,623
#   Nippon Paint Holdings Co., Ltd.........................   143,000   4,466,866
    Nippon Paper Industries Co., Ltd.......................   409,002   7,410,232
    Nippon Parking Development Co., Ltd....................   773,300   1,084,025
    Nippon Pillar Packing Co., Ltd.........................    97,200   1,301,867
    Nippon Piston Ring Co., Ltd............................    27,700     520,797
    Nippon Rietec Co., Ltd.................................     3,000      38,995
    Nippon Road Co., Ltd. (The)............................    36,400   2,011,903
    Nippon Seiki Co., Ltd..................................   141,600   2,491,862
    Nippon Seisen Co., Ltd.................................    13,400     412,406
#*  Nippon Sharyo, Ltd.....................................    53,099   1,396,240
#   Nippon Sheet Glass Co., Ltd............................   589,800   4,989,915
    Nippon Shinyaku Co., Ltd...............................     8,700     499,827
    Nippon Shokubai Co., Ltd...............................    96,000   6,193,674
    Nippon Signal Co., Ltd.................................   261,200   2,391,582
    Nippon Soda Co., Ltd...................................   119,800   3,113,275
    Nippon Steel & Sumikin Bussan Corp.....................    72,700   3,166,608
    Nippon Steel & Sumitomo Metal Corp.....................   867,314  15,998,620
    Nippon Suisan Kaisha, Ltd.............................. 1,933,900  12,353,127
    Nippon Systemware Co., Ltd.............................    42,600     883,865
    Nippon Telegraph & Telephone Corp......................   204,900   8,449,788

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Nippon Thompson Co., Ltd...............................   329,500 $ 1,905,463
#   Nippon Tungsten Co., Ltd...............................     4,900     104,761
    Nippon View Hotel Co., Ltd.............................    28,100     320,848
#   Nippon Yakin Kogyo Co., Ltd............................   347,800     924,468
    Nippon Yusen K.K.......................................   646,731  10,429,124
#   Nipro Corp.............................................   804,900  10,249,772
    Nishimatsu Construction Co., Ltd.......................   252,800   5,892,868
#   Nishimatsuya Chain Co., Ltd............................   141,600   1,260,398
    Nishi-Nippon Financial Holdings, Inc...................   604,714   5,746,628
#   Nishi-Nippon Railroad Co., Ltd.........................   189,400   4,685,996
    Nishio Rent All Co., Ltd...............................   110,200   3,550,835
    Nissan Chemical Corp...................................   192,700   9,086,046
    Nissan Motor Co., Ltd.................................. 4,846,600  44,093,191
    Nissan Shatai Co., Ltd.................................   240,700   1,938,805
    Nissan Tokyo Sales Holdings Co., Ltd...................   123,500     379,453
#   Nissei ASB Machine Co., Ltd............................    47,500   1,591,747
    Nissei Plastic Industrial Co., Ltd.....................    57,800     537,627
#   Nissha Co., Ltd........................................   114,300   1,860,091
    Nisshin Fudosan Co.....................................   155,600     725,423
    Nisshin Oillio Group, Ltd. (The).......................   117,100   3,513,939
    Nisshin Seifun Group, Inc..............................    97,945   1,948,909
    Nisshin Steel Co., Ltd.................................   247,274   3,227,567
    Nisshinbo Holdings, Inc................................   535,141   5,891,171
    Nissin Corp............................................    62,000   1,191,563
#   Nissin Electric Co., Ltd...............................   274,100   2,239,316
    Nissin Foods Holdings Co., Ltd.........................    11,475     739,901
    Nissin Kogyo Co., Ltd..................................   194,000   2,822,540
    Nissin Sugar Co., Ltd..................................    57,200   1,132,653
    Nissui Pharmaceutical Co., Ltd.........................    49,900     552,230
    Nitori Holdings Co., Ltd...............................    32,300   4,217,520
    Nitta Corp.............................................    54,100   1,963,529
    Nitta Gelatin, Inc.....................................    58,600     396,045
    Nittan Valve Co., Ltd..................................   112,600     341,054
    Nittetsu Mining Co., Ltd...............................    59,601   2,533,232
    Nitto Boseki Co., Ltd..................................   103,500   2,044,993
    Nitto Denko Corp.......................................    77,200   4,823,077
#   Nitto FC Co., Ltd......................................    65,500     455,253
    Nitto Kogyo Corp.......................................    96,600   1,682,413
    Nitto Kohki Co., Ltd...................................    46,600     970,662
    Nitto Seiko Co., Ltd...................................   103,100     569,623
#   Nittoc Construction Co., Ltd...........................   142,749     932,573
    Nittoku Engineering Co., Ltd...........................    46,200   1,224,896
    NJS Co., Ltd...........................................    24,400     379,771
#   nms Holdings Co........................................    44,600     207,313
    Noda Corp..............................................    53,100     487,039
    Noevir Holdings Co., Ltd...............................    50,400   2,143,934
    NOF Corp...............................................   251,500   7,122,109
    Nohmi Bosai, Ltd.......................................    77,900   1,640,046
    Nojima Corp............................................   201,400   4,756,820
    NOK Corp...............................................   370,100   5,325,310
    Nomura Co., Ltd........................................   120,500   2,736,660
    Nomura Holdings, Inc................................... 3,688,498  17,712,015
    Nomura Holdings, Inc., Sponsored ADR...................   357,946   1,682,346
    Nomura Real Estate Holdings, Inc.......................   448,000   8,415,657
    Nomura Research Institute, Ltd.........................    79,695   3,533,161
    Noritake Co., Ltd......................................    52,200   2,606,281
#   Noritsu Koki Co., Ltd..................................    85,300   1,916,852
    Noritz Corp............................................   128,100   1,860,120
    North Pacific Bank, Ltd................................ 1,555,300   4,663,901

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Nozawa Corp............................................    30,300 $   314,794
    NS Solutions Corp......................................   136,600   4,076,448
    NS Tool Co., Ltd.......................................    29,300     690,590
    NS United Kaiun Kaisha, Ltd............................    65,700   1,602,353
    NSD Co., Ltd...........................................    82,039   1,736,915
    NSK, Ltd...............................................   886,147   8,755,075
    NTN Corp............................................... 3,192,200  11,675,911
    NTT Data Corp..........................................   379,500   4,872,208
    NTT DOCOMO, Inc........................................ 1,433,300  35,544,180
#   NTT Urban Development Corp.............................   341,000   5,067,844
    NuFlare Technology, Inc................................    22,700   1,140,676
#   OAK Capital Corp.......................................   262,000     407,939
    Oat Agrio Co., Ltd.....................................    20,400     516,092
    Obara Group, Inc.......................................    44,600   1,753,499
    Obayashi Corp.......................................... 1,515,400  13,378,277
    Obic Co., Ltd..........................................    62,300   5,671,790
    Odakyu Electric Railway Co., Ltd.......................   167,000   3,530,497
    Odelic Co., Ltd........................................    16,800     619,217
    Oenon Holdings, Inc....................................   263,000     911,877
    Ogaki Kyoritsu Bank, Ltd. (The)........................   188,500   4,183,115
    Ohashi Technica, Inc...................................    39,900     498,941
    Ohba Co., Ltd..........................................    19,400     117,675
#*  Ohizumi Mfg. Co., Ltd..................................    10,900      76,305
    Ohki Healthcare Holdings Co., Ltd......................     2,000      30,929
    Ohsho Food Service Corp................................    32,300   2,226,946
#   OIE Sangyo Co., Ltd....................................     1,200      15,101
    Oiles Corp.............................................    67,201   1,233,974
#*  Oisix ra daichi, Inc...................................    17,600     304,133
    Oita Bank, Ltd. (The)..................................   147,000   4,861,929
    Oji Holdings Corp...................................... 2,954,000  20,976,716
#   Okabe Co., Ltd.........................................   194,800   1,731,774
#   Okada Aiyon Corp.......................................    19,400     278,874
    Okamoto Industries, Inc................................    46,800   2,109,119
    Okamoto Machine Tool Works, Ltd........................    21,199     583,897
    Okamura Corp...........................................   212,900   2,902,074
    Okasan Securities Group, Inc...........................   814,000   3,897,252
#   Okaya Electric Industries Co., Ltd.....................    25,800     108,050
    Oki Electric Industry Co., Ltd.........................   436,200   5,970,450
    Okinawa Cellular Telephone Co..........................    29,800   1,097,747
    Okinawa Electric Power Co., Inc. (The).................   132,003   2,459,349
    OKK Corp...............................................    49,500     463,673
    OKUMA Corp.............................................    91,600   4,573,639
    Okumura Corp...........................................   127,800   4,033,395
    Okura Industrial Co., Ltd..............................    48,400     886,625
#   Okuwa Co., Ltd.........................................    88,000     881,590
#   Olympic Group Corp.....................................    34,400     242,571
    Olympus Corp...........................................   125,300   4,176,474
#   Omikenshi Co., Ltd.....................................    43,399     265,803
    Omron Corp.............................................   186,600   7,554,409
    Ono Pharmaceutical Co., Ltd............................    53,800   1,220,917
    ONO Sokki Co., Ltd.....................................    36,500     241,586
#   Onoken Co., Ltd........................................    82,800   1,207,790
    Onward Holdings Co., Ltd...............................   569,000   3,430,292
    Ootoya Holdings Co., Ltd...............................     9,800     195,901
*   Open Door, Inc.........................................    36,400     864,233
    Open House Co., Ltd....................................   150,100   5,932,817
    OPT Holding, Inc.......................................    53,800   1,200,584
#   Optex Group Co., Ltd...................................    93,460   1,702,886
    Oracle Corp............................................    20,200   1,367,317

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Organo Corp............................................    32,400 $   900,288
#   Orient Corp............................................ 1,822,300   2,850,549
    Oriental Land Co., Ltd.................................    53,300   5,014,120
    Origin Electric Co., Ltd...............................    25,500     364,284
    ORIX Corp.............................................. 2,663,500  43,391,063
    ORIX Corp., Sponsored ADR..............................    17,419   1,408,675
    Osaka Gas Co., Ltd.....................................   221,300   4,046,690
    Osaka Organic Chemical Industry, Ltd...................    70,000     855,159
    Osaka Soda Co., Ltd....................................    48,799   1,147,541
    Osaka Steel Co., Ltd...................................    55,900     989,958
    OSAKA Titanium Technologies Co., Ltd...................   112,500   1,766,127
    Osaki Electric Co., Ltd................................   231,500   1,479,582
    OSG Corp...............................................   409,200   8,443,467
    OSJB Holdings Corp.....................................   485,600   1,226,684
    Otsuka Corp............................................    68,600   2,275,384
    Otsuka Holdings Co., Ltd...............................    86,300   4,127,551
#   Otsuka Kagu, Ltd.......................................    78,000     182,119
    OUG Holdings, Inc......................................     3,900      91,282
#   Outsourcing, Inc.......................................   302,800   3,837,900
    Oyo Corp...............................................   117,000   1,334,955
    Pacific Industrial Co., Ltd............................   221,400   3,234,698
#   Pacific Metals Co., Ltd................................    86,000   2,413,048
    Pack Corp. (The).......................................    45,000   1,287,939
    PAL GROUP Holdings Co., Ltd............................    67,500   1,977,679
    PALTAC Corp............................................   148,458   7,563,864
#   Paltek Corp............................................    17,600     100,264
    Panasonic Corp......................................... 1,809,642  19,420,079
#   PAPYLESS Co., Ltd......................................    14,700     379,520
    Paraca, Inc............................................    28,300     515,826
    Paramount Bed Holdings Co., Ltd........................    59,100   2,486,629
#   Parco Co., Ltd.........................................    97,500   1,034,956
    Paris Miki Holdings, Inc...............................   100,200     430,337
#   Park24 Co., Ltd........................................   154,800   4,072,502
    Parker Corp............................................     6,000      30,399
#*  Pasco Corp.............................................    22,200     229,660
    Pasona Group, Inc......................................   111,200   1,352,857
    PC Depot Corp..........................................   157,540     790,987
    PCI Holdings Inc/JP....................................     8,400     210,934
    Pegasus Sewing Machine Manufacturing Co., Ltd..........    86,800     609,939
    Penta-Ocean Construction Co., Ltd...................... 1,909,400  11,423,294
    People Co., Ltd........................................       800       9,145
#   Pepper Food Service Co., Ltd...........................    49,900   1,401,564
#*  PeptiDream, Inc........................................    30,200     990,352
    Persol Holdings Co., Ltd...............................   111,100   2,107,747
    PIA Corp...............................................    19,200     917,812
    Pickles Corp...........................................    13,300     264,224
    Pigeon Corp............................................    94,600   4,000,844
    Pilot Corp.............................................    78,800   4,352,768
    Piolax, Inc............................................   103,100   2,246,445
#*  Pioneer Corp........................................... 2,286,300   2,047,183
#   Plenus Co., Ltd........................................    91,900   1,470,777
    Pola Orbis Holdings, Inc...............................   118,400   3,162,944
    Poletowin Pitcrew Holdings, Inc........................    67,800   1,517,637
    Press Kogyo Co., Ltd...................................   468,300   2,141,036
    Pressance Corp.........................................   244,400   2,779,538
    Prestige International, Inc............................   161,200   1,835,178
    Prima Meat Packers, Ltd................................   200,899   3,794,306
    Pronexus, Inc..........................................    35,500     345,002
    Pro-Ship, Inc..........................................     3,700      82,013

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#   Prospect Co., Ltd...................................... 3,401,000 $ 1,147,913
    Proto Corp.............................................    41,400     548,867
#   PS Mitsubishi Construction Co., Ltd....................   169,400     941,805
    Punch Industry Co., Ltd................................   119,000     678,899
    Qol Holdings Co., Ltd..................................   153,200   3,224,356
    Quick Co., Ltd.........................................    36,900     594,321
    Raccoon Co., Ltd.......................................    34,800     190,417
    Raito Kogyo Co., Ltd...................................   264,300   3,570,067
    Rakus Co., Ltd.........................................    57,900   1,062,763
    Rakuten, Inc........................................... 2,445,400  16,540,640
    Rasa Corp..............................................    34,900     289,321
#   Rasa Industries, Ltd...................................    52,699     867,384
#   Raysum Co., Ltd........................................   109,500   1,348,050
#   RECOMM Co., Ltd........................................   203,200     393,279
    Recruit Holdings Co., Ltd..............................   348,600   9,356,280
#*  Refinverse, Inc........................................     1,900      20,634
    Relia, Inc.............................................    65,500     723,365
    Relo Group, Inc........................................   238,800   5,627,654
#   Renaissance, Inc.......................................    42,000     846,142
    Renesas Easton Co., Ltd................................    63,300     270,324
*   Renesas Electronics Corp...............................   329,000   1,733,166
    Rengo Co., Ltd......................................... 1,075,110   9,371,661
*   RENOVA, Inc............................................    29,500     320,052
#*  Renown, Inc............................................   277,300     283,376
#   Resol Holdings Co., Ltd................................     4,700     176,193
    Resona Holdings, Inc................................... 2,222,800  11,692,006
    Resorttrust, Inc.......................................   400,400   6,166,343
#   Retail Partners Co., Ltd...............................     6,500      74,343
    Rheon Automatic Machinery Co., Ltd.....................    65,400   1,118,121
    Rhythm Watch Co., Ltd..................................    29,300     518,863
#   Riberesute Corp........................................    34,000     280,743
    Ricoh Co., Ltd......................................... 1,383,819  13,813,665
    Ricoh Leasing Co., Ltd.................................    72,700   2,386,508
    Ride On Express Holdings Co., Ltd......................    55,900     686,816
    Right On Co., Ltd......................................    81,200     675,575
    Riken Corp.............................................    38,500   1,842,578
    Riken Keiki Co., Ltd...................................    54,100   1,067,798
    Riken Technos Corp.....................................   213,700     962,792
    Riken Vitamin Co., Ltd.................................    35,900   1,106,896
#   Ringer Hut Co., Ltd....................................    69,300   1,388,278
    Rinnai Corp............................................    16,300   1,184,102
    Rion Co., Ltd..........................................    33,100     661,285
    Riso Kagaku Corp.......................................    79,858   1,684,282
#   Riso Kyoiku Co., Ltd...................................   122,550   1,296,283
#   Rix Corp...............................................     6,200      86,726
#   Rock Field Co., Ltd....................................    72,900   1,055,445
#   Rohm Co., Ltd..........................................    86,700   6,095,380
    Rohto Pharmaceutical Co., Ltd..........................   210,200   6,657,561
    Rokko Butter Co., Ltd..................................    93,100   2,009,778
    Roland DG Corp.........................................    77,100   1,641,903
#   Rorze Corp.............................................    79,100   1,355,038
    Round One Corp.........................................   421,300   4,996,962
    Royal Holdings Co., Ltd................................   150,000   3,711,407
#   RS Technologies Co., Ltd...............................    20,100     814,852
#*  RVH, Inc...............................................   232,100     548,813
    Ryobi, Ltd.............................................   146,200   4,243,647
    Ryoden Corp............................................    68,100     946,413
    Ryohin Keikaku Co., Ltd................................    15,575   4,116,936
    Ryosan Co., Ltd........................................    82,400   2,370,867

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Ryoyo Electro Corp..................................... 128,600 $ 1,844,182
    S Foods, Inc...........................................  61,600   2,481,688
#   S LINE Co., Ltd........................................  10,600     113,050
#   S&B Foods, Inc.........................................     700      51,544
    Sac's Bar Holdings, Inc................................  82,000     726,746
#   Sagami Rubber Industries Co., Ltd......................  28,000     612,854
    Saibu Gas Co., Ltd.....................................  80,100   1,783,800
    Saizeriya Co., Ltd..................................... 159,600   3,028,910
    Sakai Chemical Industry Co., Ltd.......................  62,600   1,442,363
    Sakai Heavy Industries, Ltd............................  20,200     596,607
#   Sakai Moving Service Co., Ltd..........................  57,700   2,977,303
#   Sakai Ovex Co., Ltd....................................  27,599     548,526
    Sakata INX Corp........................................ 150,600   1,491,097
#   Sakura Internet, Inc...................................  79,400     386,792
#   Sala Corp.............................................. 246,700   1,411,604
#   SAMTY Co., Ltd......................................... 115,600   1,513,402
    San Holdings, Inc......................................  14,200     331,526
    San ju San Financial Group, Inc........................  85,000   1,504,545
    San-A Co., Ltd.........................................  63,400   2,674,722
    San-Ai Oil Co., Ltd.................................... 205,400   2,208,608
*   Sanden Holdings Corp................................... 166,900   1,823,681
#   Sanei Architecture Planning Co., Ltd...................  73,800   1,076,288
    Sangetsu Corp.......................................... 141,300   2,717,665
    San-In Godo Bank, Ltd. (The)........................... 662,400   5,025,864
#*  Sanix, Inc............................................. 117,300     250,040
    Sanken Electric Co., Ltd............................... 170,000   3,750,377
    Sanki Engineering Co., Ltd............................. 225,900   2,213,944
#   Sanko Gosei, Ltd....................................... 115,700     403,328
    Sanko Marketing Foods Co., Ltd.........................   9,300      41,242
#   Sanko Metal Industrial Co., Ltd........................  11,300     304,023
    Sankyo Co., Ltd........................................ 134,800   5,146,761
    Sankyo Frontier Co., Ltd...............................  10,200     317,209
    Sankyo Seiko Co., Ltd.................................. 141,600     568,596
    Sankyo Tateyama, Inc................................... 137,300   1,544,870
    Sankyu, Inc............................................ 253,600  11,953,333
    Sanoh Industrial Co., Ltd.............................. 140,800     801,924
#   Sanoyas Holdings Corp.................................. 154,200     307,414
    Sansei Landic Co., Ltd.................................  35,100     347,178
#   Sansei Technologies, Inc...............................  44,700     615,062
#   Sansha Electric Manufacturing Co., Ltd.................  43,900     427,093
    Sanshin Electronics Co., Ltd........................... 107,900   1,814,605
    Santen Pharmaceutical Co., Ltd......................... 205,900   3,049,753
    Sanwa Holdings Corp.................................... 829,300   9,731,613
    Sanyei Corp............................................   1,100      30,772
    Sanyo Chemical Industries, Ltd.........................  58,100   2,662,281
    Sanyo Denki Co., Ltd...................................  46,000   1,881,216
    Sanyo Electric Railway Co., Ltd........................  47,300   1,044,465
    Sanyo Engineering & Construction, Inc..................  32,400     182,080
    Sanyo Housing Nagoya Co., Ltd..........................  43,300     384,105
    Sanyo Industries, Ltd..................................   1,500      27,212
#   Sanyo Shokai, Ltd......................................  65,499   1,104,352
#   Sanyo Special Steel Co., Ltd........................... 116,400   2,676,539
    Sanyo Trading Co., Ltd.................................  57,200     897,310
    Sapporo Holdings, Ltd.................................. 418,800   7,768,976
    Sata Construction Co., Ltd.............................  46,000     167,458
    Sato Holdings Corp..................................... 139,700   4,128,235
    Sato Shoji Corp........................................  36,800     353,153
#   Satori Electric Co., Ltd...............................  87,400     793,189
    Sawada Holdings Co., Ltd...............................  68,400     613,474

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Sawai Pharmaceutical Co., Ltd..........................   211,400 $10,716,295
    Saxa Holdings, Inc.....................................    23,000     415,305
    SBI Holdings, Inc......................................   632,380  16,513,345
    SBS Holdings, Inc......................................   119,600   1,513,850
#   Scala, Inc.............................................    83,000     707,375
    SCREEN Holdings Co., Ltd...............................   109,800   5,969,013
    Scroll Corp............................................   159,500     676,544
    SCSK Corp..............................................    63,759   2,701,822
#   Secom Co., Ltd.........................................    95,400   7,810,544
    Secom Joshinetsu Co., Ltd..............................     3,300      98,974
#   Seed Co., Ltd..........................................    37,500     579,324
    Sega Sammy Holdings, Inc...............................   332,512   4,269,555
    Seibu Holdings, Inc....................................   371,700   6,743,599
    Seika Corp.............................................    41,200     650,481
    Seikagaku Corp.........................................    25,100     372,017
*   Seikitokyu Kogyo Co., Ltd..............................   211,999   1,209,462
    Seiko Epson Corp.......................................   638,000  10,278,970
    Seiko Holdings Corp....................................   159,600   3,829,007
#   Seiko PMC Corp.........................................    31,500     256,427
    Seino Holdings Co., Ltd................................   444,800   6,159,751
    Seiren Co., Ltd........................................   216,200   3,075,903
    Sekisui Chemical Co., Ltd..............................   911,200  14,329,445
    Sekisui House, Ltd.....................................   797,000  11,697,585
    Sekisui Jushi Corp.....................................    92,400   1,676,829
    Sekisui Plastics Co., Ltd..............................   136,500   1,062,232
    Senko Group Holdings Co., Ltd..........................   619,800   4,816,885
#   Senshu Electric Co., Ltd...............................    28,200     651,377
    Senshu Ikeda Holdings, Inc............................. 1,167,860   3,588,868
#*  Senshukai Co., Ltd.....................................   142,200     365,927
#   Septeni Holdings Co., Ltd..............................   209,100     355,506
#   Seria Co., Ltd.........................................    57,000   1,912,296
    Seven & I Holdings Co., Ltd............................   964,352  41,756,424
    Seven Bank, Ltd........................................ 2,094,800   6,546,778
#   SFP Holdings Co., Ltd..................................    52,600     777,535
#   Sharp Corp.............................................    44,399     681,535
#   Shibaura Electronics Co., Ltd..........................    44,500   1,924,388
    Shibaura Mechatronics Corp.............................    21,600     657,456
    Shibusawa Warehouse Co., Ltd. (The)....................    35,900     506,944
    Shibuya Corp...........................................    87,100   2,927,071
#   Shidax Corp............................................    93,800     301,659
#*  SHIFT, Inc.............................................    25,800     851,680
#   Shiga Bank, Ltd. (The).................................   210,436   4,881,144
    Shikibo, Ltd...........................................    34,400     344,787
    Shikoku Bank, Ltd. (The)...............................   155,400   1,745,613
    Shikoku Chemicals Corp.................................   119,100   1,215,978
    Shikoku Electric Power Co., Inc........................   291,700   3,661,272
    Shima Seiki Manufacturing, Ltd.........................    45,500   1,226,865
    Shimachu Co., Ltd......................................   214,300   5,617,600
    Shimadzu Corp..........................................   284,600   7,192,696
    Shimamura Co., Ltd.....................................    65,146   5,479,725
    Shimano, Inc...........................................    30,400   4,151,886
    Shimizu Bank, Ltd. (The)...............................   199,100   3,368,131
    Shimizu Corp........................................... 1,288,100  10,455,959
    Shimojima Co., Ltd.....................................     5,900      52,807
    Shin Nippon Air Technologies Co., Ltd..................    58,900     930,320
#*  Shin Nippon Biomedical Laboratories, Ltd...............    82,900     368,472
    Shinagawa Refractories Co., Ltd........................    29,900   1,147,945
    Shindengen Electric Manufacturing Co., Ltd.............    39,500   1,717,905
    Shin-Etsu Chemical Co., Ltd............................   122,100  10,202,736

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Shin-Etsu Polymer Co., Ltd.............................   197,700 $ 1,447,780
#*  Shinkawa, Ltd..........................................    87,300     393,254
    Shin-Keisei Electric Railway Co., Ltd..................    10,500     199,053
    Shinko Electric Industries Co., Ltd....................   379,900   2,644,933
#   Shinko Plantech Co., Ltd...............................   203,400   1,895,288
    Shinko Shoji Co., Ltd..................................    89,900   1,251,557
#   Shinko Wire Co., Ltd...................................     4,700      53,336
    Shinmaywa Industries, Ltd..............................   398,000   4,899,915
    Shinnihon Corp.........................................   148,500   1,406,955
#   Shinoken Group Co., Ltd................................   207,700   1,717,406
    Shinsei Bank, Ltd......................................   414,300   6,311,027
    Shinsho Corp...........................................    26,500     651,960
    Shinwa Co., Ltd........................................    31,600     621,731
    Shionogi & Co., Ltd....................................   198,200  12,673,636
    Ship Healthcare Holdings, Inc..........................   246,500   8,912,415
#   Shirai Electronics Industrial Co., Ltd.................    22,600      78,181
    Shiseido Co., Ltd......................................   247,100  15,590,894
    Shizuki Electric Co., Inc..............................    53,900     335,207
    Shizuoka Bank, Ltd. (The)..............................   942,630   8,247,079
    Shizuoka Gas Co., Ltd..................................   331,900   2,871,072
#   Shobunsha Publications, Inc............................    47,400     232,336
#   Shoei Co., Ltd.........................................    44,600   1,737,706
#   Shoei Foods Corp.......................................    65,100   2,500,946
    Shofu, Inc.............................................    15,200     173,919
#*  Shoko Co., Ltd.........................................    44,000     317,010
    Showa Aircraft Industry Co., Ltd.......................    17,053     198,934
    Showa Corp.............................................   322,800   4,442,169
    Showa Denko K.K........................................   667,400  29,061,004
    Showa Sangyo Co., Ltd..................................    87,900   2,201,448
    Showa Shell Sekiyu K.K.................................   455,100   8,686,113
#   Showa Shinku Co., Ltd..................................    20,300     243,853
#   Showcase TV, Inc.......................................     9,100      86,937
    Sigma Koki Co., Ltd....................................    12,300     192,710
    SIGMAXYZ, Inc..........................................    62,800     581,986
#   Siix Corp..............................................   179,800   2,441,182
    Sinanen Holdings Co., Ltd..............................    33,200     790,483
    Sinfonia Technology Co., Ltd...........................   132,400   1,731,447
    Sinko Industries, Ltd..................................    81,600   1,166,486
    Sintokogio, Ltd........................................   205,600   1,771,322
#   SK-Electronics Co., Ltd................................    53,200     873,296
    SKY Perfect JSAT Holdings, Inc.........................   838,200   3,721,963
#   Skylark Holdings Co., Ltd..............................   334,700   5,210,858
    SMC Corp...............................................     8,700   2,772,990
    SMK Corp...............................................    26,700     548,623
    SMS Co., Ltd...........................................   250,800   4,206,512
    SNT Corp...............................................    68,200     227,192
    Soda Nikka Co., Ltd....................................    68,000     388,919
    Sodick Co., Ltd........................................   285,400   2,149,958
    Soft99 Corp............................................    11,800     104,904
    SoftBank Group Corp.................................... 1,002,632  79,347,050
#   Softbank Technology Corp...............................    55,400   1,044,614
#   Softbrain Co., Ltd.....................................    69,300     330,716
    Softcreate Holdings Corp...............................    31,500     447,680
    Software Service, Inc..................................     8,600     649,613
    Sogo Medical Holdings Co., Ltd.........................   137,400   2,947,953
    Sohgo Security Services Co., Ltd.......................   135,900   6,053,135
    Sojitz Corp............................................ 3,175,100  10,677,736
    Soken Chemical & Engineering Co., Ltd..................    25,000     390,665
    Solasto Corp...........................................   181,500   1,915,392

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#   Soliton Systems K.K....................................    30,200 $   265,838
    Sompo Holdings, Inc....................................   288,600  11,903,454
    Sony Corp..............................................   611,200  33,076,143
    Sony Corp., Sponsored ADR..............................   344,389  18,641,777
    Sony Financial Holdings, Inc...........................   115,000   2,652,987
#   Soshin Electric Co., Ltd...............................    30,300     114,545
    Sotetsu Holdings, Inc..................................   119,400   3,651,296
    Sotoh Co., Ltd.........................................    11,700     102,985
#   Sourcenext Corp........................................   136,900   1,688,648
    Space Co., Ltd.........................................    49,260     547,817
#   Space Value Holdings Co., Ltd..........................   224,200   2,000,881
#   Sparx Group Co., Ltd...................................   595,200   1,279,661
    SPK Corp...............................................    10,400     222,696
    Square Enix Holdings Co., Ltd..........................    84,900   3,042,937
    SRA Holdings...........................................    60,600   1,705,818
#   Srg Takamiya Co., Ltd..................................   124,600     728,067
#   SRS Holdings Co., Ltd..................................     4,600      40,696
    St Marc Holdings Co., Ltd..............................   108,500   2,576,830
    Stanley Electric Co., Ltd..............................   293,800   8,690,696
#   Star Mica Co., Ltd.....................................    72,100     984,911
#   Star Micronics Co., Ltd................................    65,500     930,459
    Starts Corp., Inc......................................   235,800   4,896,425
    Starzen Co., Ltd.......................................    30,699   1,246,310
    St-Care Holding Corp...................................    75,700     402,936
    Stella Chemifa Corp....................................    66,200   2,014,638
    Step Co., Ltd..........................................    30,000     417,642
#   Strike Co., Ltd........................................    27,300     792,153
    Studio Alice Co., Ltd..................................    68,700   1,571,055
    Subaru Corp............................................   732,100  19,748,165
    Subaru Enterprise Co., Ltd.............................     5,500     257,944
    Sugi Holdings Co., Ltd.................................    41,800   1,913,843
    Sugimoto & Co., Ltd....................................    35,300     610,677
    SUMCO Corp.............................................   338,160   4,564,155
#   Sumida Corp............................................   187,800   2,329,133
#   Suminoe Textile Co., Ltd...............................    28,000     670,760
#   Sumiseki Holdings, Inc.................................   423,100     458,230
    Sumitomo Bakelite Co., Ltd.............................   144,200   5,206,667
    Sumitomo Chemical Co., Ltd............................. 4,126,852  20,672,999
    Sumitomo Corp..........................................   999,800  15,163,632
    Sumitomo Dainippon Pharma Co., Ltd.....................   214,900   4,490,060
    Sumitomo Densetsu Co., Ltd.............................    75,100   1,188,859
    Sumitomo Electric Industries, Ltd...................... 1,702,300  23,215,266
    Sumitomo Forestry Co., Ltd.............................   860,200  12,764,334
    Sumitomo Heavy Industries, Ltd.........................   289,096   9,092,291
    Sumitomo Metal Mining Co., Ltd.........................   241,100   7,591,283
    Sumitomo Mitsui Construction Co., Ltd.................. 1,087,380   6,821,557
    Sumitomo Mitsui Financial Group, Inc................... 1,276,170  49,687,793
    Sumitomo Mitsui Trust Holdings, Inc....................   314,973  12,514,972
    Sumitomo Osaka Cement Co., Ltd.........................   176,299   6,550,023
    Sumitomo Precision Products Co., Ltd...................    18,400     597,192
    Sumitomo Realty & Development Co., Ltd.................   470,000  16,149,224
    Sumitomo Riko Co., Ltd.................................   256,400   2,118,245
    Sumitomo Rubber Industries, Ltd........................   852,663  12,231,188
    Sumitomo Seika Chemicals Co., Ltd......................    55,200   2,755,088
    Sumitomo Warehouse Co., Ltd. (The).....................   311,500   3,652,083
    Sun A Kaken Co., Ltd...................................     1,800       9,314
    Sun Corp...............................................    57,700     277,202
    Sun Frontier Fudousan Co., Ltd.........................   231,400   2,361,833
    Suncall Corp...........................................    41,800     270,577

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Sundrug Co., Ltd.......................................  67,400 $ 2,449,239
    Suntory Beverage & Food, Ltd...........................  84,700   3,451,938
    Sun-Wa Technos Corp....................................  43,800     498,108
#   Suruga Bank, Ltd....................................... 321,900   1,517,668
    Suzuden Corp...........................................   6,900      81,190
    Suzuken Co., Ltd....................................... 148,520   7,517,395
    Suzuki Co., Ltd........................................  62,300     419,576
    Suzuki Motor Corp...................................... 282,300  14,077,373
    SWCC Showa Holdings Co., Ltd........................... 530,600   3,300,969
#*  Synchro Food Co., Ltd..................................  34,600     240,655
    Sysmex Corp............................................  59,900   4,201,356
    System Information Co., Ltd............................   9,800     133,313
#   Systemsoft Corp........................................  79,400      66,886
    Systena Corp........................................... 233,000   2,803,783
#   Syuppin Co., Ltd.......................................  75,800     945,573
    T Hasegawa Co., Ltd....................................  92,692   1,645,890
    T RAD Co., Ltd.........................................  38,700     924,281
    T&D Holdings, Inc...................................... 723,210  11,561,026
    T&K Toka Co., Ltd......................................  66,900     639,962
    Tachibana Eletech Co., Ltd.............................  78,980   1,198,986
    Tachikawa Corp.........................................  43,300     434,644
    Tachi-S Co., Ltd....................................... 131,300   1,850,609
#   Tacmina Corp...........................................     900      12,713
    Tadano, Ltd............................................ 329,421   3,528,953
    Taihei Dengyo Kaisha, Ltd..............................  83,400   1,965,116
    Taiheiyo Cement Corp................................... 357,436  10,518,162
    Taiheiyo Kouhatsu, Inc.................................  33,499     269,368
    Taiho Kogyo Co., Ltd...................................  96,900     873,791
    Taikisha, Ltd..........................................  67,500   1,904,757
    Taiko Bank, Ltd. (The).................................  21,200     385,491
    Taisei Corp............................................ 226,680   9,694,747
    Taisei Lamick Co., Ltd.................................  20,300     573,128
    Taisho Pharmaceutical Holdings Co., Ltd................  16,500   1,759,337
    Taiyo Holdings Co., Ltd................................  49,100   1,754,306
    Taiyo Nippon Sanso Corp................................ 291,700   4,688,282
#   Taiyo Yuden Co., Ltd................................... 704,400  14,184,702
    Takachiho Koheki Co., Ltd..............................  15,900     147,593
    Takadakiko Co., Ltd....................................   1,800      43,862
    Takagi Seiko Corp......................................   3,400      42,412
    Takamatsu Construction Group Co., Ltd..................  42,500   1,086,663
    Takamatsu Machinery Co., Ltd...........................   8,700      77,091
    Takano Co., Ltd........................................  37,300     289,390
    Takaoka Toko Co., Ltd..................................  61,874     888,379
    Takara Holdings, Inc................................... 243,900   3,421,579
#   Takara Leben Co., Ltd.................................. 555,400   1,600,148
#   Takara Printing Co., Ltd...............................  22,800     359,153
    Takara Standard Co., Ltd............................... 154,048   2,378,587
    Takasago International Corp............................  68,600   2,186,926
    Takasago Thermal Engineering Co., Ltd.................. 174,100   2,974,955
#   Takashima & Co., Ltd...................................  17,900     309,095
    Takashimaya Co., Ltd................................... 471,000   7,412,450
    Take And Give Needs Co., Ltd...........................  68,940   1,081,486
    TAKEBISHI Corp.........................................  26,300     365,429
#   Takeda Pharmaceutical Co., Ltd......................... 905,500  37,541,596
    Takeei Corp............................................  99,100     629,623
    Takemoto Yohki Co., Ltd................................  24,200     576,470
    Takeuchi Manufacturing Co., Ltd........................ 193,000   3,991,650
#   Takihyo Co., Ltd.......................................  13,600     236,820
    Takisawa Machine Tool Co., Ltd.........................  33,900     471,003

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Takuma Co., Ltd........................................   264,100 $ 3,366,318
#   Tama Home Co., Ltd.....................................   132,600   1,363,488
    Tamron Co., Ltd........................................    74,200   1,324,104
    Tamura Corp............................................   331,000   1,692,253
#   TANABE ENGINEERING Corp................................    22,500     161,232
    Tanabe Management Consulting Co., Ltd..................     1,000      16,345
    Tanseisha Co., Ltd.....................................   227,149   2,312,640
#   Tateru, Inc............................................    95,600     401,210
    Tatsuta Electric Wire and Cable Co., Ltd...............   180,600     798,349
    Tayca Corp.............................................    73,000   1,534,984
#   Tazmo Co., Ltd.........................................    49,300     435,177
    Tbk Co., Ltd...........................................    99,000     403,919
    TDC Soft, Inc..........................................    43,400     400,008
    TDK Corp., Sponsored ADR...............................    46,731   4,209,996
    TDK Corp...............................................   171,400  14,779,832
#*  Teac Corp..............................................    41,300      99,018
    Tear Corp..............................................    28,000     199,135
    TechMatrix Corp........................................    58,400   1,074,029
    TECHNO ASSOCIE Co., Ltd................................     4,200      43,209
#   Techno Horizon Holdings Co., Ltd.......................    32,800     141,594
    Techno Medica Co., Ltd.................................     2,000      36,802
    Techno Ryowa, Ltd......................................    23,570     179,556
#   Techno Smart Corp......................................    32,100     222,031
    TechnoPro Holdings, Inc................................   141,400   7,366,486
    Tecnos Japan, Inc......................................    60,600     469,247
    Teijin, Ltd............................................ 1,382,550  23,968,846
    Teikoku Electric Manufacturing Co., Ltd................    79,700   1,144,597
    Teikoku Sen-I Co., Ltd.................................    54,100   1,187,871
    Teikoku Tsushin Kogyo Co., Ltd.........................    39,200     420,260
#   Tekken Corp............................................    56,399   1,408,131
    Tenma Corp.............................................    71,300   1,238,895
    Tenox Corp.............................................     6,000      48,890
#   Tenpos Holdings Co., Ltd...............................    16,300     302,822
#   Teraoka Seisakusho Co., Ltd............................    39,100     191,770
    Terumo Corp............................................   120,500   6,504,819
#   TESEC Corp.............................................     8,700     127,608
    T-Gaia Corp............................................    71,600   1,621,062
    THK Co., Ltd...........................................   218,800   4,832,272
    Tigers Polymer Corp....................................    46,700     286,514
    TIS, Inc...............................................   237,600  10,612,905
#   Titan Kogyo, Ltd.......................................     3,800      79,975
    TKC Corp...............................................    62,800   2,388,423
    Toa Corp. (6894434)....................................    91,600     981,839
    Toa Corp. (6894508)....................................    97,100   1,625,618
#   Toa Oil Co., Ltd.......................................    43,200   1,000,025
    TOA ROAD Corp..........................................    19,900     635,940
#   Toabo Corp.............................................    24,400     119,137
    Toagosei Co., Ltd......................................   521,650   5,356,435
    Tobishima Corp.........................................   128,440   1,958,137
    Tobu Railway Co., Ltd..................................   110,600   3,076,077
    TOC Co., Ltd...........................................   144,000     980,999
    Tocalo Co., Ltd........................................   379,600   3,303,341
    Tochigi Bank, Ltd. (The)............................... 1,069,401   3,110,560
    Toda Corp..............................................   950,000   6,392,721
#   Toda Kogyo Corp........................................    18,100     427,506
    Toei Animation Co., Ltd................................    43,000   1,451,188
    Toei Co., Ltd..........................................    31,000   3,384,788
#   Toell Co., Ltd.........................................    24,800     186,770
    Toenec Corp............................................    35,800   1,034,219

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Togami Electric Manufacturing Co., Ltd.................    11,600 $   148,515
    Toho Bank, Ltd. (The)..................................   993,800   3,527,614
    Toho Chemical Industry Co., Ltd........................    23,000     102,376
    Toho Co., Ltd..........................................    74,600   2,433,854
    Toho Co., Ltd..........................................    28,900     572,605
    Toho Gas Co., Ltd......................................   101,500   3,494,864
#   Toho Holdings Co., Ltd.................................   237,700   6,227,041
#   Toho Titanium Co., Ltd.................................   199,800   2,031,137
    Toho Zinc Co., Ltd.....................................    89,300   2,854,159
#   Tohoku Bank, Ltd. (The)................................    40,500     454,911
    Tohoku Electric Power Co., Inc.........................   256,600   3,242,035
    Tohoku Steel Co., Ltd..................................     7,300      85,440
    Tohokushinsha Film Corp................................    12,200      66,647
    Tohto Suisan Co., Ltd..................................     6,700     126,799
#   Tokai Carbon Co., Ltd..................................   186,400   2,918,437
    Tokai Corp.............................................    69,800   1,405,960
    TOKAI Holdings Corp....................................   512,800   4,284,600
#   Tokai Lease Co., Ltd...................................     4,000      70,347
    Tokai Rika Co., Ltd....................................   437,300   7,973,765
    Tokai Tokyo Financial Holdings, Inc....................   892,800   4,608,906
    Token Corp.............................................    47,870   3,100,933
    Tokio Marine Holdings, Inc.............................   428,812  20,202,245
    Tokio Marine Holdings, Inc., ADR.......................    61,104   2,891,747
    Tokushu Tokai Paper Co., Ltd...........................    41,638   1,606,873
    Tokuyama Corp..........................................   424,399   9,490,292
#*  Tokyo Base Co., Ltd....................................    71,900     402,930
    Tokyo Broadcasting System Holdings, Inc................   108,900   2,016,458
    Tokyo Century Corp.....................................   164,130   8,809,423
    Tokyo Dome Corp........................................   386,800   3,404,628
*   Tokyo Electric Power Co. Holdings, Inc.................   818,012   4,186,729
    Tokyo Electron Device, Ltd.............................    39,800     706,430
    Tokyo Electron, Ltd....................................    90,800  12,253,341
    Tokyo Energy & Systems, Inc............................   114,200     991,970
    Tokyo Gas Co., Ltd.....................................   236,300   5,811,303
#   Tokyo Individualized Educational Institute, Inc........    48,000     620,869
#   Tokyo Keiki, Inc.......................................    70,099     655,020
*   Tokyo Kikai Seisakusho, Ltd............................     9,499      34,691
    Tokyo Kiraboshi Financial Group, Inc...................   179,474   2,899,309
    Tokyo Ohka Kogyo Co., Ltd..............................   105,200   2,817,550
    Tokyo Printing Ink Manufacturing Co., Ltd..............     3,200      73,931
    Tokyo Radiator Manufacturing Co., Ltd..................     5,100      43,450
#   Tokyo Rakutenchi Co., Ltd..............................     9,500     414,039
#   Tokyo Rope Manufacturing Co., Ltd......................    77,399     793,720
    Tokyo Sangyo Co., Ltd..................................    81,100     446,064
    Tokyo Seimitsu Co., Ltd................................   134,700   3,239,141
#   Tokyo Steel Manufacturing Co., Ltd.....................   384,600   3,032,411
    Tokyo Tatemono Co., Ltd................................   671,300   7,219,931
    Tokyo Tekko Co., Ltd...................................    24,400     316,652
    Tokyo Theatres Co., Inc................................    40,700     485,020
    Tokyotokeiba Co., Ltd..................................    52,100   1,842,327
    Tokyu Construction Co., Ltd............................   519,780   4,701,783
    Tokyu Corp.............................................   303,500   5,013,960
#   Tokyu Fudosan Holdings Corp............................ 2,468,094  13,906,079
    Tokyu Recreation Co., Ltd..............................     8,364     364,478
    Toli Corp..............................................   196,300     512,892
    Tomato Bank, Ltd.......................................    24,000     291,744
    Tomen Devices Corp.....................................    10,900     245,686
#   Tomoe Corp.............................................   163,900     638,166
#   Tomoe Engineering Co., Ltd.............................    32,400     627,807

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
JAPAN -- (Continued)
    Tomoegawa Co., Ltd.....................................    24,800 $    273,526
    Tomoku Co., Ltd........................................    52,600      906,543
    TOMONY Holdings, Inc...................................   906,000    3,511,452
    Tomy Co., Ltd..........................................   535,100    6,224,710
    Tonami Holdings Co., Ltd...............................    25,300    1,404,072
    Topcon Corp............................................   415,600    6,038,602
    Toppan Forms Co., Ltd..................................   225,700    2,051,688
    Toppan Printing Co., Ltd...............................   512,000    7,238,360
    Topre Corp.............................................   220,300    4,584,384
    Topy Industries, Ltd...................................    87,900    2,368,971
    Toray Industries, Inc.................................. 1,940,600   13,765,242
#   Torex Semiconductor, Ltd...............................    38,400      487,538
#   Toridoll Holdings Corp.................................   100,000    1,693,772
    Torigoe Co., Ltd. (The)................................    39,000      332,211
    Torii Pharmaceutical Co., Ltd..........................    68,900    1,520,267
#   Torikizoku Co., Ltd....................................    28,400      519,132
#   Torishima Pump Manufacturing Co., Ltd..................    83,900      690,568
    Tosei Corp.............................................   226,900    2,074,017
*   Toshiba Corp...........................................   141,500    4,241,117
    Toshiba Machine Co., Ltd...............................    92,000    1,742,239
    Toshiba Plant Systems & Services Corp..................   117,800    2,407,880
    Toshiba TEC Corp.......................................   177,000    5,280,000
    Tosho Co., Ltd.........................................    56,400    2,191,189
#   Tosho Printing Co., Ltd................................    92,400      743,610
    Tosoh Corp.............................................   889,500   11,710,970
    Totech Corp............................................    29,200      813,012
    Totetsu Kogyo Co., Ltd.................................   110,300    2,722,356
#   TOTO, Ltd..............................................   110,000    3,935,388
    Totoku Electric Co., Ltd...............................    18,700      327,189
    Tottori Bank, Ltd. (The)...............................    37,800      541,111
    Toukei Computer Co., Ltd...............................    11,000      305,084
    Tow Co., Ltd...........................................    89,500      650,639
    Towa Bank, Ltd. (The)..................................   252,700    2,057,841
#   Towa Corp..............................................   140,000    1,023,148
    Towa Pharmaceutical Co., Ltd...........................    50,600    3,889,618
    Toyo Construction Co., Ltd.............................   528,700    2,165,095
    Toyo Corp..............................................    95,700      758,434
#   Toyo Denki Seizo K.K...................................    41,300      586,083
#*  Toyo Engineering Corp..................................   180,400    1,454,086
    Toyo Gosei Co., Ltd....................................    27,500      262,912
    Toyo Ink SC Holdings Co., Ltd..........................   182,000    4,223,349
    Toyo Kanetsu K.K.......................................    40,500      908,441
    Toyo Machinery & Metal Co., Ltd........................    68,300      374,320
    Toyo Securities Co., Ltd...............................   349,000      690,826
    Toyo Seikan Group Holdings, Ltd........................   376,800    7,687,401
#   Toyo Sugar Refining Co., Ltd...........................     2,900       28,830
    Toyo Suisan Kaisha, Ltd................................   206,100    7,084,596
    Toyo Tanso Co., Ltd....................................    50,300    1,310,549
    Toyo Tire & Rubber Co., Ltd............................   615,200   10,262,477
    Toyo Wharf & Warehouse Co., Ltd........................    27,600      381,222
    Toyobo Co., Ltd........................................   535,477    7,610,970
    Toyoda Gosei Co., Ltd..................................   458,100    9,880,148
    Toyota Boshoku Corp....................................   354,900    5,918,932
    Toyota Industries Corp.................................   122,300    6,007,637
    Toyota Motor Corp., Sponsored ADR......................   408,823   47,852,732
    Toyota Motor Corp...................................... 2,741,740  160,613,677
    Toyota Tsusho Corp.....................................   481,946   17,392,763
    TPR Co., Ltd...........................................   155,200    3,780,106
    Trancom Co., Ltd.......................................    44,000    2,519,357

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Transaction Co., Ltd...................................  39,600 $   300,834
    Trend Micro, Inc., Sponsored ADR.......................   3,540     204,435
    Trend Micro, Inc.......................................  53,600   3,085,525
#   Tri Chemical Laboratories, Inc.........................  23,100     939,437
    Trinity Industrial Corp................................   7,900      42,536
#   Trusco Nakayama Corp................................... 153,822   3,881,204
    Trust Tech, Inc........................................  35,900   1,092,963
    TS Tech Co., Ltd....................................... 252,500   7,266,969
    TSI Holdings Co., Ltd.................................. 354,290   2,415,745
    Tsubaki Nakashima Co., Ltd............................. 119,100   2,190,347
    Tsubakimoto Chain Co................................... 132,600   5,091,361
    Tsubakimoto Kogyo Co., Ltd.............................  16,600     467,169
#*  Tsudakoma Corp.........................................  21,499     394,392
    Tsugami Corp........................................... 295,000   2,644,331
    Tsukada Global Holdings, Inc........................... 102,700     548,480
    Tsukamoto Corp. Co., Ltd...............................   3,700      38,640
    Tsukishima Kikai Co., Ltd.............................. 119,200   1,407,241
    Tsukuba Bank, Ltd...................................... 841,900   1,885,491
    Tsukui Corp............................................ 268,600   2,305,807
    Tsumura & Co........................................... 116,700   3,629,720
    Tsuruha Holdings, Inc..................................  35,100   3,663,392
    Tsurumi Manufacturing Co., Ltd.........................  78,500   1,400,570
    Tsutsumi Jewelry Co., Ltd..............................  39,500     776,073
    Tsuzuki Denki Co., Ltd.................................  12,400     110,208
    TV Asahi Holdings Corp................................. 104,500   1,950,898
    Tv Tokyo Holdings Corp.................................  57,300   1,320,660
#   TYK Corp............................................... 147,300     560,421
#   UACJ Corp.............................................. 235,714   5,138,168
    Ube Industries, Ltd.................................... 778,365  16,954,862
    Uchida Yoko Co., Ltd...................................  23,800     580,119
    Uchiyama Holdings Co., Ltd.............................  19,300      82,872
    UKC Holdings Corp......................................  83,200   1,621,731
    Ulvac, Inc............................................. 257,300   8,379,580
#   UMC Electronics Co., Ltd...............................  43,700     813,113
    Unicharm Corp..........................................  96,800   2,626,061
#   Uniden Holdings Corp...................................  34,900     788,839
#   UNIMAT Retirement Community Co., Ltd...................  17,800     282,164
    Union Tool Co..........................................  22,900     788,785
    Unipres Corp........................................... 274,600   4,912,047
    United Arrows, Ltd.....................................  85,100   3,199,953
    United Super Markets Holdings, Inc..................... 201,800   2,211,799
#   UNITED, Inc............................................  73,700   1,545,612
*   Unitika, Ltd........................................... 219,800   1,121,154
#*  Universal Entertainment Corp...........................  33,200   1,006,475
#   Unizo Holdings Co., Ltd................................ 118,500   2,232,232
    Uoriki Co., Ltd........................................   3,800      48,665
#   Urbanet Corp. Co., Ltd................................. 127,800     379,599
#*  Usen-Next Holdings Co., Ltd............................  47,200     460,768
*   U-Shin, Ltd............................................ 142,100     958,274
    Ushio, Inc............................................. 474,900   5,729,904
    USS Co., Ltd...........................................  93,200   1,680,566
#*  UT Group Co., Ltd......................................  94,300   2,844,318
    Utoc Corp..............................................  44,100     212,748
    V Technology Co., Ltd..................................  17,500   2,257,836
    Valor Holdings Co., Ltd................................ 253,400   5,438,625
    Valqua, Ltd............................................  95,200   2,319,460
    Value HR Co., Ltd......................................   9,500     178,981
#   ValueCommerce Co., Ltd.................................  72,700   1,027,461
#*  V-Cube, Inc............................................  54,600     249,672

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#   Vector, Inc............................................    96,700 $ 1,655,121
    VeriServe Corp.........................................    13,600     750,491
    Vertex Corp............................................    35,560     383,538
#*  VIA Holdings, Inc......................................    71,700     454,424
    Village Vanguard Co., Ltd..............................    26,000     244,404
*   Vision, Inc............................................    29,400   1,007,665
#*  Visionary Holdings Co., Ltd............................   416,700     381,856
#   Vital KSK Holdings, Inc................................   188,385   1,962,602
    Vitec Holdings Co., Ltd................................    51,500     998,763
#   Voyage Group, Inc......................................    62,700     742,231
#   VT Holdings Co., Ltd...................................   596,300   2,488,067
    Wacoal Holdings Corp...................................   207,000   5,707,174
#   Wacom Co., Ltd.........................................   197,800     919,932
    Wakachiku Construction Co., Ltd........................    68,200     897,710
#   Wakamoto Pharmaceutical Co., Ltd.......................     9,000      21,351
    Wakita & Co., Ltd......................................   192,700   2,076,830
    Warabeya Nichiyo Holdings Co., Ltd.....................   103,000   1,674,388
    Watahan & Co., Ltd.....................................    45,700     982,166
    WATAMI Co., Ltd........................................    73,700     844,084
    Watts Co., Ltd.........................................    19,600     151,997
    Wavelock Holdings Co., Ltd.............................    19,300     143,382
    WDB Holdings Co., Ltd..................................    31,900     890,464
    Weathernews, Inc.......................................    18,700     550,787
    Welcia Holdings Co., Ltd...............................    89,944   4,588,641
    West Holdings Corp.....................................   106,200   1,071,722
    West Japan Railway Co..................................    70,400   4,734,939
#   Will Group, Inc........................................   104,400     893,016
    WIN-Partners Co., Ltd..................................    42,300     426,146
#   WirelessGate, Inc......................................    33,900     170,107
    Wood One Co., Ltd......................................    34,600     377,019
    World Holdings Co., Ltd................................    39,300     950,556
    Wowow, Inc.............................................    42,400   1,232,853
    Xebio Holdings Co., Ltd................................   133,500   1,850,340
#   YAC Holdings Co., Ltd..................................    41,700     291,311
    Yachiyo Industry Co., Ltd..............................    26,000     207,023
    Yahagi Construction Co., Ltd...........................   129,200     928,331
    Yahoo Japan Corp.......................................   671,000   2,093,384
    Yaizu Suisankagaku Industry Co., Ltd...................    13,500     119,999
    Yakult Honsha Co., Ltd.................................    27,600   1,954,397
#   Yakuodo Co., Ltd.......................................    39,300   1,214,951
    YAMABIKO Corp..........................................   177,440   1,906,542
#   YAMADA Consulting Group Co., Ltd.......................    36,100     836,166
#   Yamada Denki Co., Ltd.................................. 1,097,872   5,176,850
#   Yamagata Bank, Ltd. (The)..............................   154,799   3,143,568
    Yamaguchi Financial Group, Inc.........................   604,000   6,359,617
    Yamaha Corp............................................    63,600   2,794,862
    Yamaha Motor Co., Ltd..................................   646,300  15,284,866
    Yamaichi Electronics Co., Ltd..........................   130,600   1,441,454
    YA-MAN, Ltd............................................   106,300   1,714,062
    Yamanashi Chuo Bank, Ltd. (The)........................   161,400   2,306,134
#   Yamashina Corp.........................................    61,100      44,634
#   Yamashin-Filter Corp...................................    47,900     340,300
    Yamatane Corp..........................................    62,400   1,031,111
    Yamato Corp............................................    66,700     385,840
    Yamato Holdings Co., Ltd...............................    74,500   2,036,711
    Yamato Kogyo Co., Ltd..................................   168,400   4,437,982
    Yamaura Corp...........................................    24,100     184,710
    Yamaya Corp............................................    25,110     585,813
    Yamazaki Baking Co., Ltd...............................   577,000  10,400,504

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
JAPAN -- (Continued)
    Yamazen Corp...........................................   192,900 $    2,111,275
    Yaoko Co., Ltd.........................................   101,700      5,562,251
    Yashima Denki Co., Ltd.................................    36,900        275,460
    Yaskawa Electric Corp..................................   404,600     11,694,428
    Yasuda Logistics Corp..................................    69,400        533,851
#   Yasunaga Corp..........................................    61,900        955,697
    Yellow Hat, Ltd........................................    68,100      1,674,474
    Yodogawa Steel Works, Ltd..............................   103,400      2,244,507
#   Yokogawa Bridge Holdings Corp..........................   142,800      2,316,613
    Yokogawa Electric Corp.................................   569,700     11,185,527
#   Yokohama Reito Co., Ltd................................   229,300      1,818,604
    Yokohama Rubber Co., Ltd. (The)........................   667,200     12,924,602
#   Yokowo Co., Ltd........................................    77,900        864,694
    Yomeishu Seizo Co., Ltd................................     9,600        202,913
#   Yomiuri Land Co., Ltd..................................    21,100        799,811
#   Yondenko Corp..........................................     9,180        208,886
    Yondoshi Holdings, Inc.................................    62,300      1,322,222
    Yorozu Corp............................................   120,400      1,697,474
#   Yoshinoya Holdings Co., Ltd............................   108,100      1,776,799
#   Yossix Co., Ltd........................................    12,400        287,979
#   Yotai Refractories Co., Ltd............................   113,300        786,722
    Yuasa Funashoku Co., Ltd...............................     2,900         91,252
    Yuasa Trading Co., Ltd.................................    60,100      1,971,552
    Yuken Kogyo Co., Ltd...................................    13,300        248,834
#   Yuki Gosei Kogyo Co., Ltd..............................    11,000         25,092
#   Yume No Machi Souzou Iinkai Co., Ltd...................    84,000      1,754,634
    Yumeshin Holdings Co., Ltd.............................   164,400      1,405,196
    Yurtec Corp............................................   221,400      1,668,052
    Yushiro Chemical Industry Co., Ltd.....................    40,900        513,898
    Yutaka Foods Corp......................................     4,000         70,699
    Yutaka Giken Co., Ltd..................................     1,000         19,563
    Zaoh Co., Ltd..........................................    18,400        232,566
#*  Zappallas, Inc.........................................    11,600         39,105
#   Zenitaka Corp. (The)...................................    13,000        641,448
    Zenkoku Hosho Co., Ltd.................................   113,300      4,107,627
#   Zenrin Co., Ltd........................................   121,950      3,034,321
#   Zensho Holdings Co., Ltd...............................   299,000      5,799,072
    Zeon Corp..............................................   742,200      7,168,045
    ZERIA Pharmaceutical Co., Ltd..........................    43,199        808,315
*   ZIGExN Co., Ltd........................................   203,900      1,259,560
#   Zojirushi Corp.........................................   127,000      1,387,185
    ZOZO, Inc..............................................   186,000      4,462,888
#   Zuiko Corp.............................................    15,000        402,057
    Zuken, Inc.............................................    41,500        617,615
                                                                      --------------
TOTAL JAPAN................................................            6,591,092,607
                                                                      --------------
NETHERLANDS -- (2.5%)
    Aalberts Industries NV.................................   702,057     25,736,073
    ABN AMRO Group NV...................................... 1,004,794     24,645,170
#   Accell Group NV........................................   111,596      1,939,122
#   Aegon NV............................................... 3,329,840     20,420,722
    Aegon NV...............................................   274,547      1,669,246
    Akzo Nobel NV..........................................   491,555     41,273,416
#*  Altice Europe NV.......................................   203,842        484,948
*   Altice Europe NV, Class B..............................    51,303        122,421
    AMG Advanced Metallurgical Group NV....................   226,958     10,798,381
    Amsterdam Commodities NV...............................    95,076      1,990,682
    APERAM SA..............................................   297,638     10,163,692
#   Arcadis NV.............................................   343,172      4,626,354

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
NETHERLANDS -- (Continued)
    ArcelorMittal..........................................     20,190 $    503,801
    ArcelorMittal..........................................    996,723   24,808,441
    ASM International NV...................................    173,525    7,449,165
    ASML Holding NV........................................     56,437    9,720,936
    ASML Holding NV........................................    143,072   24,659,890
    ASR Nederland NV.......................................     46,018    2,089,089
*   Basic-Fit NV...........................................     26,414      760,504
#   BE Semiconductor Industries NV.........................    644,824   13,785,014
#   Beter Bed Holding NV...................................     63,960      349,176
    BinckBank NV...........................................    447,787    2,168,173
#   Boskalis Westminster...................................    293,531    8,439,842
#   Brunel International NV................................     74,721      924,141
    Coca-Cola European Partners P.L.C......................    139,278    6,308,536
    Corbion NV.............................................    398,197   12,091,025
    Flow Traders...........................................    125,865    4,014,204
    ForFarmers NV..........................................    131,430    1,480,171
#*  Fugro NV...............................................    348,210    4,473,825
*   Gemalto NV.............................................    158,941    9,065,195
*   Gemalto NV.............................................     74,447    4,246,477
    GrandVision NV.........................................    145,316    3,664,518
*   Heijmans NV............................................    108,113    1,164,495
    Heineken NV............................................    158,024   14,216,991
    Hunter Douglas NV......................................      8,139      542,538
    IMCD NV................................................     86,473    5,863,937
    ING Groep NV, Sponsored ADR............................  1,283,225   15,154,887
    ING Groep NV...........................................  2,595,723   30,709,977
    Intertrust NV..........................................     73,937    1,192,729
    KAS Bank NV............................................     67,994      492,407
#   Kendrion NV............................................     83,870    2,536,479
    Koninklijke Ahold Delhaize NV, Sponsored ADR...........     13,329      305,061
    Koninklijke Ahold Delhaize NV..........................  2,212,069   50,635,390
    Koninklijke BAM Groep NV...............................  1,152,160    3,958,129
    Koninklijke DSM NV.....................................    327,823   28,621,834
    Koninklijke KPN NV..................................... 10,268,511   27,093,733
    Koninklijke Philips NV.................................    599,639   22,364,037
    Koninklijke Philips NV.................................    545,396   20,305,093
    Koninklijke Vopak NV...................................    373,082   16,871,909
    Nederland Apparatenfabriek.............................     23,551    1,139,825
    NN Group NV............................................    591,496   25,397,742
*   OCI NV.................................................    372,401   10,580,980
    Ordina NV..............................................    568,151    1,078,121
#   PostNL NV..............................................  1,863,426    5,505,342
    Randstad NV............................................    559,311   28,140,409
    SBM Offshore NV........................................    773,672   13,330,678
#   Signify NV.............................................    355,651    8,761,290
    Sligro Food Group NV...................................     91,111    4,038,369
    TKH Group NV...........................................    217,357   10,979,077
*   TomTom NV..............................................    514,822    4,299,612
    Unilever NV............................................    234,970   12,636,687
#   Unilever NV............................................    301,155   16,182,566
    Van Lanschot Kempen NV.................................     36,001      881,761
#   Wessanen...............................................    398,522    4,172,924
    Wolters Kluwer NV......................................    580,125   32,913,126
                                                                       ------------
TOTAL NETHERLANDS..........................................             706,940,485
                                                                       ------------
NEW ZEALAND -- (0.4%)
#*  a2 Milk Co., Ltd.......................................  1,472,795   10,105,843
    Abano Healthcare Group, Ltd............................     13,023       62,469
    Air New Zealand, Ltd...................................  4,509,612    8,245,152

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
NEW ZEALAND -- (Continued)
    Auckland International Airport, Ltd....................   726,955 $  3,324,417
    Chorus, Ltd............................................ 1,402,384    4,351,497
    Chorus, Ltd., ADR......................................    10,487      159,071
#   Comvita, Ltd...........................................    14,886       55,456
    Contact Energy, Ltd.................................... 1,035,326    3,785,481
    EBOS Group, Ltd........................................   282,730    3,853,724
#*  Eroad, Ltd.............................................    30,986       56,767
    Fisher & Paykel Healthcare Corp., Ltd..................   870,919    7,747,126
#*  Fletcher Building, Ltd................................. 1,536,880    6,087,469
    Fletcher Building, Ltd.................................    94,146      372,417
#   Fonterra Co-operative Group, Ltd.......................   146,097      464,862
#   Freightways, Ltd.......................................   455,686    2,195,666
    Genesis Energy, Ltd.................................... 1,324,589    2,023,509
#   Gentrack Group, Ltd....................................   111,983      493,174
    Hallenstein Glasson Holdings, Ltd......................    74,987      288,682
    Heartland Group Holdings, Ltd.......................... 1,388,311    1,532,914
    Infratil, Ltd.......................................... 1,422,628    3,180,299
    Kathmandu Holdings, Ltd................................   208,466      365,723
    Mainfreight, Ltd.......................................   312,932    5,808,613
#   Mercury NZ, Ltd........................................   566,129    1,258,610
    Meridian Energy, Ltd...................................   591,256    1,212,898
    Metlifecare, Ltd.......................................   457,520    1,743,193
#   Metro Performance Glass, Ltd...........................   118,709       65,277
    New Zealand Refining Co., Ltd. (The)...................   347,032      533,769
#   NZME, Ltd.............................................. 1,016,313      432,795
    NZX, Ltd...............................................   420,513      288,939
*   Pacific Edge, Ltd......................................    20,054        5,247
    PGG Wrightson, Ltd.....................................   151,904       57,577
#   Port of Tauranga, Ltd..................................   567,818    1,885,556
*   Pushpay Holdings, Ltd..................................    50,193      116,960
#   Restaurant Brands New Zealand, Ltd.....................   563,083    3,156,394
*   Rubicon, Ltd...........................................    64,229       10,504
#   Ryman Healthcare, Ltd..................................   606,568    4,806,110
    Sanford, Ltd...........................................    36,628      178,242
    Scales Corp., Ltd......................................   241,801      730,164
#   Skellerup Holdings, Ltd................................   439,952      586,472
    SKY Network Television, Ltd............................ 4,168,921    6,113,045
    SKYCITY Entertainment Group, Ltd....................... 2,491,616    6,239,982
    Spark New Zealand, Ltd................................. 3,405,015    8,793,846
    Steel & Tube Holdings, Ltd.............................   731,601      612,349
    Summerset Group Holdings, Ltd.......................... 1,055,225    4,599,682
*   Synlait Milk, Ltd......................................   105,737      601,824
    Tilt Renewables, Ltd...................................   117,371      175,753
#   Tourism Holdings, Ltd..................................   812,132    2,654,386
*   TOWER, Ltd............................................. 1,358,907      657,322
    Trade Me Group, Ltd.................................... 1,117,895    3,543,964
    Trustpower, Ltd........................................   143,171      571,502
#   Vector, Ltd............................................   418,712      930,951
    Warehouse Group, Ltd. (The)............................   195,063      267,852
    Z Energy, Ltd.......................................... 1,209,265    4,822,911
                                                                      ------------
TOTAL NEW ZEALAND..........................................            122,214,407
                                                                      ------------
NORWAY -- (1.0%)
    ABG Sundal Collier Holding ASA......................... 2,048,955    1,227,100
    AF Gruppen ASA.........................................    24,647      372,643
*   Akastor ASA............................................   697,498    1,359,660
    Aker ASA, Class A......................................    43,915    3,336,127
#   Aker BP ASA............................................   318,898   10,458,181
*   Aker Solutions ASA.....................................   586,527    3,859,257

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
NORWAY -- (Continued)
#   American Shipping Co. ASA..............................    221,032 $   918,397
*   Archer, Ltd............................................    516,638     427,170
    Atea ASA...............................................    369,807   4,874,341
    Austevoll Seafood ASA..................................    577,001   9,273,025
#*  Avance Gas Holding, Ltd................................    221,309     553,329
#*  Axactor SE.............................................    395,353   1,034,814
    Bakkafrost P/F.........................................    152,145   8,547,487
    Bonheur ASA............................................     92,068   1,088,884
    Borregaard ASA.........................................    500,776   4,509,956
#*  BW LPG, Ltd............................................    494,645   2,333,829
*   BW Offshore, Ltd.......................................    621,646   3,978,959
    DNB ASA................................................    964,798  17,430,428
    DNO ASA................................................  4,801,785   9,178,863
*   DOF ASA................................................    839,269     618,821
    Entra ASA..............................................    133,152   1,801,725
    Equinor ASA............................................  1,230,392  31,825,665
    Equinor ASA, Sponsored ADR.............................    660,099  16,964,544
    Europris ASA...........................................     67,668     180,075
#*  Fred Olsen Energy ASA..................................    860,260     209,253
#*  Frontline, Ltd.........................................    351,730   2,546,155
#*  Funcom NV..............................................    106,806     226,770
    Gjensidige Forsikring ASA..............................    163,136   2,524,223
    Golar LNG, Ltd.........................................     19,800     530,244
    Grieg Seafood ASA......................................    400,515   5,839,078
#   Hexagon Composites ASA.................................    245,657     732,614
#   Hoegh LNG Holdings, Ltd................................     79,711     372,270
    Itera ASA..............................................     52,344      59,855
*   Kongsberg Automotive ASA...............................  2,256,768   2,114,730
    Kongsberg Gruppen ASA..................................     71,285   1,170,455
*   Kvaerner ASA...........................................    869,309   1,506,545
    Leroy Seafood Group ASA................................    668,351   6,161,140
*   Magnora ASA............................................     66,506      54,317
    Marine Harvest ASA.....................................    427,196  10,342,533
#*  NEL ASA................................................  2,100,251   1,074,282
#*  Nordic Nanovector ASA..................................     35,449     233,652
#*  Nordic Semiconductor ASA...............................    194,929     829,769
    Norsk Hydro ASA........................................  1,108,052   5,746,116
    Norway Royal Salmon ASA................................     78,724   2,316,174
#*  Norwegian Air Shuttle ASA..............................    145,486   3,706,841
*   Norwegian Finans Holding ASA...........................    344,016   3,072,613
    Norwegian Property ASA.................................    179,904     220,528
#   Ocean Yield ASA........................................    334,685   2,538,454
#*  Odfjell Drilling, Ltd..................................    322,202   1,177,473
    Odfjell SE, Class A....................................     47,975     173,566
    Olav Thon Eiendomsselskap ASA..........................     18,219     316,057
    Orkla ASA..............................................    446,815   3,855,705
*   Otello Corp. ASA.......................................    402,262     675,233
#*  Panoro Energy ASA......................................     26,622      50,547
*   Petroleum Geo-Services ASA.............................  2,090,440   6,497,244
#*  PhotoCure ASA..........................................     20,984     124,010
*   Prosafe SE.............................................    151,494     445,706
#*  Protector Forsikring ASA...............................    176,565     814,996
*   Q-Free ASA.............................................     88,919      80,137
#*  REC Silicon ASA........................................ 44,507,027   3,176,246
    Salmar ASA.............................................     75,927   4,007,864
    Sbanken ASA............................................     47,638     474,453
#   Scatec Solar ASA.......................................    502,828   3,421,736
#   Schibsted ASA, Class A.................................     51,459   1,780,999
    Schibsted ASA, Class B.................................     46,370   1,467,323

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
NORWAY -- (Continued)
    Selvaag Bolig ASA......................................    155,128 $    694,325
    Solon Eiendom ASA......................................     23,972       79,551
#*  Solstad Offshore ASA...................................    980,576      348,375
    SpareBank 1 SR-Bank ASA................................    579,806    6,445,548
    Spectrum ASA...........................................     33,229      219,285
    Stolt-Nielsen, Ltd.....................................    132,292    1,776,370
    Storebrand ASA.........................................  1,416,511   11,772,415
#   Subsea 7 SA............................................    778,473    9,770,825
    Telenor ASA............................................    266,055    4,878,214
    TGS NOPEC Geophysical Co. ASA..........................    379,734   12,684,889
    Tomra Systems ASA......................................    327,758    8,119,131
    Treasure ASA...........................................    264,434      341,619
#   Veidekke ASA...........................................    283,114    2,954,106
#*  Wallenius Wilhelmsen ASA...............................    171,455      589,126
    Wilh Wilhelmsen Holding ASA, Class A...................     48,210      971,949
#   XXL ASA................................................    189,016      972,571
#   Yara International ASA.................................    154,754    6,645,651
                                                                       ------------
TOTAL NORWAY...............................................             288,085,136
                                                                       ------------
PORTUGAL -- (0.2%)
    Altri SGPS SA..........................................    508,231    4,454,013
*   Banco Comercial Portugues SA........................... 19,365,605    5,209,083
#   CTT-Correios de Portugal SA............................    498,807    1,913,034
    EDP--Energias de Portugal SA...........................  1,602,675    5,630,422
    EDP--Energias de Portugal SA, Sponsored ADR............      7,202      251,494
    EDP Renovaveis SA......................................    657,085    5,903,037
    Galp Energia SGPS SA...................................    833,384   14,491,082
    Jeronimo Martins SGPS SA...............................    409,902    5,031,127
*   Mota-Engil SGPS SA.....................................    820,196    1,624,319
    Navigator Co. SA (The).................................    941,050    4,683,681
    NOS SGPS SA............................................  1,525,182    8,554,603
    Novabase SGPS SA.......................................     12,258       34,353
#   REN--Redes Energeticas Nacionais SGPS SA...............  1,288,343    3,430,308
    Semapa-Sociedade de Investimento e Gestao..............    136,082    2,595,459
    Sonae Capital SGPS SA..................................    419,246      365,940
    Sonae SGPS SA..........................................  3,952,041    3,948,711
*   Teixeira Duarte SA.....................................    274,179       54,912
                                                                       ------------
TOTAL PORTUGAL.............................................              68,175,578
                                                                       ------------
SINGAPORE -- (1.0%)
*   Abterra, Ltd...........................................    189,000        3,991
    Accordia Golf Trust....................................  1,271,200      454,314
#   AEM Holdings, Ltd......................................    630,700      365,914
    Amara Holdings, Ltd....................................    248,000       77,008
#   Ascendas India Trust...................................  1,432,100    1,115,451
*   ASL Marine Holdings, Ltd...............................     99,300        5,504
#   Avarga, Ltd............................................  1,027,400      146,057
#   Banyan Tree Holdings, Ltd..............................    834,700      301,584
#   Best World International, Ltd..........................  1,002,600    1,307,639
    Bonvests Holdings, Ltd.................................     51,600       48,475
    Boustead Projects, Ltd.................................    147,404       86,749
    Boustead Singapore, Ltd................................  1,177,467      664,378
    BreadTalk Group, Ltd...................................    758,400      471,699
#   Bukit Sembawang Estates, Ltd...........................    557,100    2,151,107
    Bund Center Investment, Ltd............................    316,000      141,770
    CapitaLand, Ltd........................................  4,393,000    9,978,639
#   Centurion Corp., Ltd...................................  1,289,100      391,304
#   China Aviation Oil Singapore Corp., Ltd................    570,800      568,840

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
SINGAPORE -- (Continued)
#   China Sunsine Chemical Holdings, Ltd...................  1,629,400 $1,213,246
#   Chip Eng Seng Corp., Ltd...............................  2,295,200  1,112,331
    CITIC Envirotech, Ltd..................................  1,568,300    453,946
    City Developments, Ltd.................................    880,100  5,029,684
#*  Cityneon Holdings, Ltd.................................    300,400    280,393
#   Civmec, Ltd............................................    303,700    109,332
    ComfortDelGro Corp., Ltd...............................  5,360,269  8,727,918
    Cordlife Group, Ltd....................................     93,800     29,823
#*  COSCO Shipping International Singapore Co., Ltd........  1,305,600    335,333
#*  Creative Technology, Ltd...............................     27,000    120,180
    CSE Global, Ltd........................................  1,386,200    451,075
    Dairy Farm International Holdings, Ltd.................    217,400  1,964,043
    DBS Group Holdings, Ltd................................    465,570  7,899,519
#*  Del Monte Pacific, Ltd.................................  1,725,882    218,285
    Delfi, Ltd.............................................    192,800    177,899
    Delong Holdings, Ltd...................................     46,100    218,874
#   Duty Free International, Ltd...........................    206,500     29,099
#*  Dyna-Mac Holdings, Ltd.................................  1,489,000    118,187
    Elec & Eltek International Co., Ltd....................     28,700     36,864
#*  Ezion Holdings, Ltd.................................... 12,623,448    511,272
#*  Ezra Holdings, Ltd.....................................  8,713,591     66,166
    Far East Orchard, Ltd..................................    527,736    480,611
    First Resources, Ltd...................................  2,225,500  2,537,843
    Food Empire Holdings, Ltd..............................  1,092,800    434,314
*   Fragrance Group, Ltd...................................  1,448,000    148,729
    Frasers Property, Ltd..................................  1,048,300  1,195,042
#   Frencken Group, Ltd....................................  1,015,600    305,254
#   Fu Yu Corp., Ltd.......................................  2,363,100    290,389
*   Gallant Venture, Ltd...................................  2,485,000    237,587
    Genting Singapore, Ltd.................................  6,325,900  4,025,581
#   Geo Energy Resources, Ltd..............................  3,320,700    553,010
    GK Goh Holdings, Ltd...................................     14,200      9,657
    GL, Ltd................................................  1,487,700    785,462
#   Golden Agri-Resources, Ltd............................. 23,640,369  4,358,573
#   Golden Energy & Resources, Ltd.........................    673,700    109,594
    GP Industries, Ltd.....................................    174,000     84,719
    Great Eastern Holdings, Ltd............................     48,000    886,863
    GSH Corp., Ltd.........................................     52,560     14,799
#   GuocoLand, Ltd.........................................    746,821    900,832
    Halcyon Agri Corp., Ltd................................    865,546    299,724
    Haw Par Corp., Ltd.....................................     25,900    240,427
#   Health Management International, Ltd...................    751,726    293,375
    Hiap Hoe, Ltd..........................................    128,000     77,962
#*  Hi-P International, Ltd................................    881,300    485,160
    Ho Bee Land, Ltd.......................................    883,800  1,551,954
#   Hong Fok Corp., Ltd....................................  1,277,188    613,141
*   Hong Leong Asia, Ltd...................................  2,890,800  1,201,775
    Hongkong Land Holdings, Ltd............................    627,300  3,714,845
    Hotel Grand Central, Ltd...............................    179,659    172,285
    Hour Glass, Ltd. (The).................................    242,900    111,260
    Hutchison Port Holdings Trust.......................... 22,938,300  5,642,592
    Hwa Hong Corp., Ltd....................................    280,000     60,714
#*  Hyflux, Ltd............................................  2,064,700     20,648
    iFAST Corp., Ltd.......................................    361,000    307,829
#   Indofood Agri Resources, Ltd........................... 11,359,500  1,642,398
    InnoTek, Ltd...........................................     87,000     23,953
#   Japfa, Ltd.............................................  2,946,700  1,416,109
    Jardine Cycle & Carriage, Ltd..........................    119,497  2,617,051
#   k1 Ventures, Ltd.......................................    657,240     46,500

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
SINGAPORE -- (Continued)
    Keppel Corp., Ltd......................................  2,571,800 $11,522,819
#   Keppel Infrastructure Trust............................  5,594,653   1,859,340
    Keppel Telecommunications & Transportation, Ltd........    399,000     532,549
    Koh Brothers Group, Ltd................................    193,000      34,330
#   KSH Holdings, Ltd......................................    555,650     212,677
    Lian Beng Group, Ltd...................................  1,409,000     473,579
    Low Keng Huat Singapore, Ltd...........................    293,000     116,363
    Lum Chang Holdings, Ltd................................    192,900      48,069
    M1, Ltd................................................  1,377,600   2,098,350
    Mandarin Oriental International, Ltd...................     81,600     154,276
*   Marco Polo Marine, Ltd.................................    521,900       8,306
#   Memtech International, Ltd.............................     86,600      43,246
    Metro Holdings, Ltd....................................  1,421,700   1,099,866
    Mewah International, Inc...............................     47,900       9,380
#*  Midas Holdings, Ltd....................................  7,449,147     387,206
*   mm2 Asia, Ltd..........................................  1,020,000     268,932
*   Nam Cheong, Ltd........................................  5,757,000      45,719
    Nera Telecommunications, Ltd...........................     43,600       8,977
    NSL, Ltd...............................................     75,000      62,918
#   Olam International, Ltd................................  1,743,000   2,266,815
#   OUE, Ltd...............................................  1,198,000   1,212,591
    Oversea-Chinese Banking Corp., Ltd.....................  4,751,910  36,914,980
#   Oxley Holdings, Ltd....................................  3,900,136     848,082
*   Pacc Offshore Services Holdings, Ltd...................    214,800      35,066
    Pan-United Corp., Ltd..................................    335,000      67,710
    Penguin International, Ltd.............................    434,733      97,170
    Perennial Real Estate Holdings, Ltd....................     61,700      30,980
#   Q&M Dental Group Singapore, Ltd........................    910,700     342,257
    QAF, Ltd...............................................    983,465     521,850
#*  Raffles Education Corp., Ltd........................... 14,943,227   1,620,404
    Raffles Medical Group, Ltd.............................  1,874,641   1,423,644
    RHT Health Trust.......................................  1,983,400   1,059,503
    Riverstone Holdings, Ltd...............................    706,000     607,519
    SATS, Ltd..............................................  1,430,392   5,147,928
    SBS Transit, Ltd.......................................     54,000     101,008
    Sembcorp Industries, Ltd...............................  8,229,500  16,801,173
#   Sembcorp Marine, Ltd...................................    713,600     821,988
    Sheng Siong Group, Ltd.................................  2,151,800   1,678,522
    SHS Holdings, Ltd......................................    948,600     142,207
    SIA Engineering Co., Ltd...............................    136,400     278,640
#   SIIC Environment Holdings, Ltd.........................  3,411,980     664,574
    Sinarmas Land, Ltd.....................................  4,372,400     808,191
    Sing Holdings, Ltd.....................................    392,300     110,944
    Singapore Airlines, Ltd................................  2,631,600  18,039,821
    Singapore Exchange, Ltd................................    689,100   3,408,829
#   Singapore Post, Ltd....................................  6,914,516   5,205,543
#   Singapore Press Holdings, Ltd..........................  2,470,900   4,735,366
    Singapore Reinsurance Corp., Ltd.......................     55,000      12,132
    Singapore Shipping Corp., Ltd..........................    137,000      27,900
    Singapore Technologies Engineering, Ltd................  1,211,100   3,107,844
    Singapore Telecommunications, Ltd......................  3,054,350   6,976,745
    Singapore Telecommunications, Ltd......................    184,000     417,555
#*  Sino Grandness Food Industry Group, Ltd................  7,714,863   1,063,962
    Stamford Land Corp., Ltd...............................  1,198,100     424,550
    StarHub, Ltd...........................................  2,089,810   2,839,714
    Straits Trading Co., Ltd...............................     14,800      22,128
#   Sunningdale Tech, Ltd..................................    820,580     820,591
*   SunVic Chemical Holdings, Ltd..........................    638,600      11,486
#*  Swiber Holdings, Ltd...................................  1,301,500      19,168

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SINGAPORE -- (Continued)
#*  Thomson Medical Group, Ltd.............................  1,711,900 $     96,579
*   Tiong Woon Corp. Holding, Ltd..........................    160,750       33,696
    Tuan Sing Holdings, Ltd................................  3,121,551      779,095
#   UMS Holdings, Ltd......................................  2,386,987    1,166,840
    United Engineers, Ltd..................................  2,465,604    4,684,690
    United Industrial Corp., Ltd...........................    654,623    1,324,170
    United Overseas Bank, Ltd..............................  1,600,689   28,300,958
    United Overseas Insurance, Ltd.........................      1,900        8,958
    UOB-Kay Hian Holdings, Ltd.............................    605,253      537,230
    UOL Group, Ltd.........................................  1,570,988    6,842,656
#   Valuetronics Holdings, Ltd.............................  2,299,960    1,049,133
    Venture Corp., Ltd.....................................  1,204,900   13,338,477
    Vibrant Group, Ltd.....................................  1,136,731      136,992
    Vicom, Ltd.............................................      2,400       10,361
    Wee Hur Holdings, Ltd..................................    917,300      145,787
    Wheelock Properties Singapore, Ltd.....................  1,079,747    1,636,984
    Wilmar International, Ltd..............................  2,520,800    5,758,292
    Wing Tai Holdings, Ltd.................................  2,079,724    2,898,593
    Yeo Hiap Seng, Ltd.....................................     63,135       44,913
    YHI International, Ltd.................................     48,000       13,886
*   Yongnam Holdings, Ltd..................................  1,649,400      219,481
    Zhongmin Baihui Retail Group, Ltd......................      7,800        3,196
                                                                       ------------
TOTAL SINGAPORE............................................             294,037,402
                                                                       ------------
SOUTH AFRICA -- (0.1%)
    Nedbank Group, Ltd.....................................    248,186    4,195,621
    Old Mutual, Ltd........................................  6,657,529   10,037,002
                                                                       ------------
TOTAL SOUTH AFRICA.........................................              14,232,623
                                                                       ------------
SPAIN -- (2.2%)
#   Acciona SA.............................................    186,892   15,764,574
    Acerinox SA............................................    922,137   10,303,889
    ACS Actividades de Construccion y Servicios SA.........    448,485   16,791,943
#*  Adveo Group International SA...........................     60,568       27,275
    Aena SME SA............................................     49,753    7,949,625
    Alantra Partners SA....................................      1,298       20,549
    Almirall SA............................................    272,779    4,942,179
    Amadeus IT Group SA....................................    310,762   25,023,979
#*  Amper SA...............................................  3,841,033    1,136,102
    Applus Services SA.....................................    684,738    9,308,986
#   Atresmedia Corp. de Medios de Comunicacion SA..........    599,582    3,376,901
    Azkoyen SA.............................................     55,415      452,944
    Banco Bilbao Vizcaya Argentaria SA.....................  2,786,482   15,378,851
    Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR......    465,803    2,547,942
    Banco de Sabadell SA................................... 15,942,970   20,990,616
    Banco Santander SA..................................... 13,286,562   63,216,847
    Banco Santander SA, Sponsored ADR......................  2,391,774   11,432,680
#   Bankia SA..............................................  1,620,239    5,089,259
    Bankinter SA...........................................    544,660    4,462,398
*   Baron de Ley...........................................      4,292      520,030
    Bolsas y Mercados Espanoles SHMSF SA...................    320,942    9,493,788
#   CaixaBank SA...........................................  3,486,565   14,109,123
    Cellnex Telecom SA.....................................    583,590   14,517,551
    Cia de Distribucion Integral Logista Holdings SA.......    144,755    3,494,902
    CIE Automotive SA......................................    238,205    6,304,450
    Construcciones y Auxiliar de Ferrocarriles SA..........     73,151    2,746,077
#*  Deoleo SA..............................................  2,436,780      239,606
    Deoleo SA..............................................    527,956       51,726

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SPAIN -- (Continued)
#   Distribuidora Internacional de Alimentacion SA......... 2,286,669 $  1,724,275
*   Duro Felguera SA....................................... 6,717,403       90,548
#   Ebro Foods SA..........................................   167,917    3,296,122
*   eDreams ODIGEO SA......................................   191,273      778,897
    Elecnor SA.............................................    45,612      578,260
    Enagas SA.............................................. 1,219,596   32,335,704
    Ence Energia y Celulosa SA............................. 1,058,321    8,889,725
    Endesa SA..............................................   322,774    6,748,909
    Ercros SA..............................................   774,393    3,519,608
#   Euskaltel SA...........................................   388,221    3,250,198
    Faes Farma SA..........................................   912,076    3,835,346
    Ferrovial SA...........................................   312,736    6,261,291
    Fluidra SA.............................................   184,428    2,229,887
*   Fomento de Construcciones y Contratas SA...............    35,831      476,859
*   Global Dominion Access SA..............................   478,449    2,555,068
    Grifols SA.............................................   288,052    8,206,661
    Grupo Catalana Occidente SA............................    99,097    4,093,573
*   Grupo Empresarial San Jose SA..........................    85,074      466,909
#*  Grupo Ezentis SA....................................... 1,185,238      896,188
    Iberdrola S.A.......................................... 8,184,790   57,914,096
    Iberpapel Gestion SA...................................     6,405      218,074
    Iberpapel Gestion SA...................................        64        2,183
*   Indra Sistemas SA......................................   724,014    7,155,737
#   Industria de Diseno Textil SA..........................   248,655    7,008,268
    Laboratorios Farmaceuticos Rovi SA.....................     1,211       22,378
*   Liberbank SA........................................... 7,521,480    3,519,489
    Mapfre SA.............................................. 6,585,919   19,679,976
    Mediaset Espana Comunicacion SA........................ 1,052,678    7,158,039
    Melia Hotels International SA..........................   323,269    3,321,985
    Miquel y Costas & Miquel SA............................    76,135    2,499,758
#*  Natra SA...............................................   182,095      180,396
    Naturgy Energy Group SA................................   784,955   19,292,346
#   Obrascon Huarte Lain SA................................   720,003      821,885
    Papeles y Cartones de Europa SA........................   251,517    4,759,568
#*  Pharma Mar SA..........................................   144,563      176,487
    Prim SA................................................     5,935       84,676
#*  Promotora de Informaciones SA, Class A................. 1,283,580    2,330,690
    Prosegur Cia de Seguridad SA........................... 1,094,318    6,077,520
*   Quabit Inmobiliaria SA.................................   268,802      516,539
*   Realia Business SA.....................................   577,519      647,617
    Red Electrica Corp. SA.................................   652,403   13,508,958
    Repsol SA, Sponsored ADR...............................   336,365    5,999,075
    Repsol SA.............................................. 2,264,498   40,463,951
    Sacyr S.A.............................................. 2,550,518    6,156,519
#*  Siemens Gamesa Renewable Energy SA.....................   216,162    2,393,993
*   Solaria Energia y Medio Ambiente SA....................   378,116    1,628,014
*   Talgo SA...............................................   511,073    2,595,120
#   Tecnicas Reunidas SA...................................   106,594    2,866,058
    Telefonica SA, Sponsored ADR...........................   237,585    1,950,573
    Telefonica SA.......................................... 2,552,773   20,940,542
#*  Tubacex SA.............................................   245,614      870,389
#*  Tubos Reunidos SA......................................   549,480      123,541
    Vidrala SA.............................................    47,910    3,978,683
#   Viscofan SA............................................   188,840   11,295,702
*   Vocento SA.............................................   126,195      177,026
    Zardoya Otis SA........................................   498,531    3,412,815
                                                                      ------------
TOTAL SPAIN................................................            621,677,486
                                                                      ------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (2.5%)
    AAK AB................................................. 463,410 $ 6,985,146
*   AcadeMedia AB..........................................  16,576      75,922
    Acando AB.............................................. 425,866   1,498,362
#   AddLife AB.............................................  20,644     473,253
    AddTech AB, Class B.................................... 108,027   2,209,249
    AF AB, Class B......................................... 243,390   5,220,015
    Ahlsell AB.............................................  41,895     212,050
    Alfa Laval AB.......................................... 266,076   6,788,955
#   Alimak Group AB........................................  71,189   1,002,069
#*  Anoto Group AB......................................... 282,882     100,965
#*  Anoto Group AB.........................................  21,759       9,035
*   Arise AB...............................................   1,101       2,102
    Arjo AB, Class B....................................... 631,115   2,144,338
    Assa Abloy AB, Class B................................. 216,446   4,305,275
    Atlas Copco AB, Class A................................ 217,946   5,388,007
    Atlas Copco AB, Class B................................ 139,692   3,199,409
    Atrium Ljungberg AB, Class B........................... 113,285   1,919,068
    Attendo AB.............................................  42,107     380,769
#   Avanza Bank Holding AB.................................  74,331   3,974,788
    Axfood AB.............................................. 229,572   4,095,340
    Axis Communications AB.................................     339      13,452
*   BE Group AB............................................   7,096      33,733
    Beijer Alma AB......................................... 141,473   2,133,724
*   Beijer Electronics Group AB............................   3,636      16,933
    Beijer Ref AB..........................................  42,999     679,078
    Bergman & Beving AB.................................... 122,528   1,150,342
    Betsson AB............................................. 768,863   6,676,046
    Bilia AB, Class A...................................... 634,371   5,941,865
#   BillerudKorsnas AB..................................... 574,211   6,801,797
    BioGaia AB, Class B....................................  67,514   2,733,319
#*  BioInvent International AB............................. 229,139      61,526
    Biotage AB.............................................  77,540   1,016,103
#   Bjorn Borg AB..........................................  89,330     213,567
    Boliden AB............................................. 992,847  22,673,370
    Bonava AB..............................................   9,889     110,112
#   Bonava AB, Class B..................................... 244,630   2,763,027
    Bravida Holding AB.....................................  68,859     505,881
    Bufab AB............................................... 106,817   1,081,332
#   Bulten AB..............................................  83,922     907,783
    Bure Equity AB......................................... 285,130   3,711,808
#   Byggmax Group AB....................................... 423,079   1,725,206
    Castellum AB........................................... 309,569   5,336,261
    Catena AB..............................................  36,370     738,911
#   Clas Ohlson AB, Class B................................ 174,296   1,464,814
    Cloetta AB, Class B.................................... 856,373   2,581,286
*   Collector AB...........................................  96,549     563,980
    Com Hem Holding AB..................................... 586,445   9,149,425
    Concentric AB.......................................... 186,010   2,496,123
    Coor Service Management Holding AB.....................  47,517     334,801
#   Dedicare AB, Class B...................................  15,340      94,766
    Dios Fastigheter AB.................................... 357,055   2,150,763
    Dometic Group AB....................................... 221,054   1,543,814
#*  Doro AB................................................  96,173     430,294
    Duni AB................................................ 125,724   1,410,559
#   Dustin Group AB........................................ 185,254   1,485,944
    Eastnine AB............................................ 114,739   1,076,794
#   Elanders AB, Class B...................................  17,769     183,634
    Electrolux AB.......................................... 283,824   5,897,801
    Elekta AB, Class B..................................... 396,766   5,031,670

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SWEDEN -- (Continued)
#*  Eltel AB...............................................    59,564 $   129,303
*   Enea AB................................................    45,729     531,908
*   Epiroc AB, Class A.....................................   217,946   1,912,666
*   Epiroc AB, Class B.....................................   139,692   1,149,438
    Essity AB, Class A.....................................    28,522     648,076
    Essity AB, Class B.....................................   650,088  14,835,954
#   eWork Group AB.........................................    24,860     236,108
    Fabege AB..............................................   553,435   7,067,023
#   Fagerhult AB...........................................    86,386     759,202
*   Fastighets AB Balder, Class B..........................   158,195   3,967,409
    Fenix Outdoor International AG.........................     3,532     350,066
#*  Fingerprint Cards AB, Class B..........................   393,204     486,044
    Getinge AB, Class B....................................   598,598   5,871,853
    Granges AB.............................................   483,389   5,110,436
    Gunnebo AB.............................................   380,089   1,011,881
    Haldex AB..............................................   276,005   2,334,749
*   Hembla AB..............................................    16,412     280,640
    Hemfosa Fastigheter AB.................................   446,431   5,515,351
#   Hennes & Mauritz AB, Class B...........................   264,097   4,664,681
    Hexagon AB, Class B....................................   241,438  11,816,847
    Hexpol AB..............................................   621,998   5,755,993
    HIQ International AB...................................   278,154   1,563,306
    HMS Networks AB........................................    21,369     334,569
#   Hoist Finance AB.......................................   102,939     825,507
    Holmen AB, Class B.....................................   371,168   8,497,351
#   Hufvudstaden AB, Class A...............................   177,409   2,622,732
    Husqvarna AB, Class A..................................   104,942     795,401
#   Husqvarna AB, Class B.................................. 1,286,033   9,703,701
#   ICA Gruppen AB.........................................   183,137   6,479,280
    Indutrade AB...........................................   206,190   4,949,294
#   Intrum AB..............................................   238,373   6,080,017
    Inwido AB..............................................   490,615   3,269,609
#   ITAB Shop Concept AB, Class B..........................    23,230      45,622
#   JM AB..................................................   394,386   7,480,966
    KappAhl AB............................................. 1,134,782   3,252,618
    Karo Pharma AB.........................................   400,712   1,617,914
#*  Karolinska Development AB, Class B.....................    24,069      18,782
    Kindred Group P.L.C....................................   722,141   7,698,887
    Klovern AB, Class B.................................... 1,950,665   2,250,726
    KNOW IT AB.............................................   133,891   2,603,820
    Kungsleden AB..........................................   574,027   4,012,529
    Lagercrantz Group AB, Class B..........................   231,972   2,281,946
    Lifco AB, Class B......................................    13,728     582,908
    Lindab International AB................................   338,032   2,361,824
    Loomis AB, Class B.....................................   482,346  14,913,961
    Lundin Petroleum AB....................................   188,014   5,720,166
#*  Medivir AB, Class B....................................   106,690     421,623
#   Mekonomen AB...........................................   129,600   1,518,011
#   Mekonomen AB...........................................    74,057     865,913
    Millicom International Cellular SA.....................   174,290   9,835,566
    Modern Times Group MTG AB, Class B.....................   127,895   4,721,070
    Momentum Group AB, Class B.............................   110,949   1,113,804
#   MQ Holding AB..........................................   571,446     771,584
#   Mycronic AB............................................   284,010   3,562,279
#   NCC AB, Class B........................................   176,070   2,623,698
    Nederman Holding AB....................................     5,515      60,248
#*  Net Insight AB, Class B................................   554,021     166,471
#   NetEnt AB..............................................   759,739   3,896,754
    New Wave Group AB, Class B.............................   315,007   1,914,997

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SWEDEN -- (Continued)
    Nibe Industrier AB, Class B............................   734,680 $ 7,667,829
    Nobia AB...............................................   648,800   4,126,995
    Nobina AB..............................................   901,095   6,012,650
    Nolato AB, Class B.....................................   152,586   7,025,956
    Nordea Bank Abp........................................ 3,021,818  26,262,243
    Nordic Waterproofing Holding A.S.......................    33,630     272,853
    NP3 Fastigheter AB.....................................    24,257     161,891
    OEM International AB, Class B..........................    14,990     343,360
    Opus Group AB.......................................... 1,341,087     819,757
*   Orexo AB...............................................     9,881      67,134
    Oriflame Holding AG....................................   158,960   3,752,538
    Pandox AB..............................................    82,993   1,417,837
    Peab AB................................................ 1,087,152   9,569,724
    Platzer Fastigheter Holding AB, Class B................    29,076     187,744
    Pricer AB, Class B.....................................   491,623     548,114
    Proact IT Group AB.....................................    36,170     694,956
#*  Probi AB...............................................     3,212     141,792
    Profilgruppen AB, Class B..............................       855      11,018
#*  Qliro Group AB.........................................   457,376     603,501
*   Radisson Hospitality AB................................   127,336     491,642
    Ratos AB, Class B...................................... 1,194,591   3,226,322
*   RaySearch Laboratories AB..............................    83,907   1,057,482
*   Recipharm AB, Class B..................................    49,129     726,989
    Resurs Holding AB......................................   101,790     674,307
#   Rottneros AB...........................................   325,656     418,880
#   Saab AB, Class B.......................................   170,413   6,681,233
    Sagax AB, Class B......................................    77,850   1,085,918
    Sandvik AB.............................................   692,087  10,941,057
*   SAS AB................................................. 1,876,825   4,237,810
    Scandi Standard AB.....................................   274,878   1,685,005
    Scandic Hotels Group AB................................   284,669   2,602,118
    Sectra AB, Class B.....................................    17,667     460,709
    Securitas AB, Class B..................................   591,477  10,137,070
    Semcon AB..............................................    48,575     281,339
*   Sensys Gatso Group AB.................................. 1,882,909     351,209
    Skandinaviska Enskilda Banken AB, Class A.............. 1,315,675  13,615,127
#   Skandinaviska Enskilda Banken AB, Class C..............    18,930     194,414
#   Skanska AB, Class B....................................   449,043   7,058,774
    SKF AB, Class A........................................    32,620     520,809
    SKF AB, Class B........................................ 1,096,073  17,572,372
    SkiStar AB.............................................   145,517   3,792,333
    SSAB AB, Class A.......................................    89,315     357,085
    SSAB AB, Class A.......................................   630,064   2,515,390
    SSAB AB, Class B.......................................   505,629   1,637,281
    SSAB AB, Class B....................................... 1,327,625   4,305,556
    Svenska Cellulosa AB SCA, Class A......................    43,068     416,662
    Svenska Cellulosa AB SCA, Class B...................... 1,323,807  12,514,551
    Svenska Handelsbanken AB, Class A...................... 1,709,417  18,581,086
    Svenska Handelsbanken AB, Class B......................    38,132     422,398
    Sweco AB, Class B......................................   129,953   2,930,066
    Swedbank AB, Class A................................... 1,108,849  24,943,038
    Swedish Match AB.......................................   230,668  11,749,924
*   Swedish Orphan Biovitrum AB............................   182,934   3,733,627
    Systemair AB...........................................    18,169     192,110
    Tele2 AB, Class B......................................   855,400   9,713,269
    Telefonaktiebolaget LM Ericsson, Sponsored ADR.........   527,787   4,570,635
    Telefonaktiebolaget LM Ericsson, Class A...............    37,020     328,293
    Telefonaktiebolaget LM Ericsson, Class B............... 2,126,679  18,516,478
    Telia Co. AB........................................... 4,860,123  21,877,799

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SWEDEN -- (Continued)
    Thule Group AB.........................................   241,762 $  4,787,033
    Trelleborg AB, Class B.................................   530,593    9,573,173
    Troax Group AB.........................................    22,297      618,675
    VBG Group AB, Class B..................................     1,127       17,224
    Vitrolife AB...........................................   175,606    2,601,105
    Volvo AB, Class A......................................   344,728    5,162,076
    Volvo AB, Class B...................................... 2,484,934   37,110,393
    Wallenstam AB, Class B.................................   475,165    4,281,174
    Wihlborgs Fastigheter AB...............................   431,914    4,872,907
                                                                      ------------
TOTAL SWEDEN...............................................            724,606,662
                                                                      ------------
SWITZERLAND -- (5.5%)
    ABB, Ltd., Sponsored ADR...............................   431,204    8,649,952
    ABB, Ltd............................................... 2,929,611   58,948,282
    Adecco Group AG........................................   498,114   24,392,657
    Allreal Holding AG.....................................    59,698    9,157,778
*   Alpiq Holding AG.......................................     4,563      385,029
    ALSO Holding AG........................................    29,490    3,342,264
#   ams AG.................................................    89,038    3,468,675
    APG SGA SA.............................................     5,349    1,883,814
#*  Arbonia AG.............................................   215,557    2,704,066
#*  Aryzta AG..............................................   406,832    3,794,494
    Ascom Holding AG.......................................   142,406    2,271,076
#   Autoneum Holding AG....................................    20,061    3,877,443
    Bachem Holding AG, Class B.............................     8,585    1,003,874
    Baloise Holding AG.....................................   161,434   23,074,251
    Banque Cantonale de Geneve.............................     3,361      649,012
    Banque Cantonale Vaudoise..............................    10,919    8,161,016
    Barry Callebaut AG.....................................     6,439   12,585,514
    Belimo Holding AG......................................     1,096    4,901,795
    Bell Food Group AG.....................................     6,109    1,915,624
    Bellevue Group AG......................................    37,808      821,988
    Berner Kantonalbank AG.................................     8,326    1,751,892
    BKW AG.................................................    41,631    2,640,480
    Bobst Group SA.........................................    61,788    4,670,496
    Bossard Holding AG, Class A............................    31,327    5,107,685
    Bucher Industries AG...................................    33,640    9,277,589
    Burckhardt Compression Holding AG......................    15,812    5,239,578
#   Burkhalter Holding AG..................................    18,004    1,406,185
    Calida Holding AG......................................     8,013      249,765
    Carlo Gavazzi Holding AG...............................       861      233,979
    Cembra Money Bank AG...................................   102,785    8,620,336
    Cham Group AG..........................................        31       13,193
    Chocoladefabriken Lindt & Spruengli AG.................        46    3,671,366
    Cicor Technologies, Ltd................................     7,195      359,509
    Cie Financiere Richemont SA............................   383,687   28,043,907
    Cie Financiere Tradition SA............................     2,587      272,249
    Clariant AG............................................ 1,141,868   24,610,543
    Coltene Holding AG.....................................    19,098    1,949,093
    Conzzeta AG............................................     4,092    3,659,081
    Credit Suisse Group AG................................. 1,986,742   25,973,982
    Credit Suisse Group AG, Sponsored ADR..................   383,780    4,962,270
    Daetwyler Holding AG...................................    29,421    4,466,591
    DKSH Holding AG........................................   102,062    6,881,031
#   dormakaba Holding AG...................................    11,838    8,540,420
*   Dottikon Es Holding AG.................................       175       89,070
#   Dufry AG...............................................   148,133   16,691,603
#   EFG International AG...................................   485,853    3,427,085
    Emmi AG................................................     9,656    7,018,350

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SWITZERLAND -- (Continued)
    EMS-Chemie Holding AG..................................     8,963 $  4,938,350
    Energiedienst Holding AG...............................     8,178      239,470
#*  Evolva Holding SA......................................   883,470      227,983
    Feintool International Holding AG......................     9,393      880,134
    Flughafen Zurich AG....................................    87,599   17,312,431
    Forbo Holding AG.......................................     4,376    6,423,047
#   GAM Holding AG.........................................   889,039    5,162,778
    Geberit AG.............................................    28,885   11,309,563
    Georg Fischer AG.......................................    28,676   26,678,588
    Givaudan SA............................................     6,707   16,257,212
    Gurit Holding AG.......................................     2,418    2,195,453
    Helvetia Holding AG....................................    33,800   20,703,359
#   Hiag Immobilien Holding AG.............................     1,226      144,702
#   HOCHDORF Holding AG....................................     4,528      690,508
    Huber & Suhner AG......................................    50,255    3,439,944
    Implenia AG............................................    72,643    4,038,256
    Inficon Holding AG.....................................     8,717    4,180,793
    Interroll Holding AG...................................     2,688    4,972,971
    Intershop Holding AG...................................     5,564    2,734,037
    Investis Holding SA....................................     1,299       78,919
    Julius Baer Group, Ltd.................................   598,456   27,292,445
    Jungfraubahn Holding AG................................       599       78,788
    Kardex AG..............................................    33,577    4,364,674
    Komax Holding AG.......................................    24,470    6,702,468
#   Kudelski SA............................................   195,954    1,379,407
    Kuehne + Nagel International AG........................    40,288    5,599,414
    LafargeHolcim, Ltd.....................................   299,538   13,871,735
    LafargeHolcim, Ltd.....................................   170,271    7,838,985
*   Lastminute.com NV......................................    16,479      302,362
    LEM Holding SA.........................................     2,543    2,906,737
    Liechtensteinische Landesbank AG.......................    22,405    1,445,706
    Logitech International SA..............................   342,549   12,682,631
    Logitech International SA..............................   159,615    5,892,986
#   Lonza Group AG.........................................   115,118   36,197,636
    Luzerner Kantonalbank AG...............................     7,884    3,953,301
*   MCH Group AG...........................................        56        1,556
#   Meier Tobler Group AG..................................     9,351      162,029
    Metall Zug AG..........................................       552    1,630,152
#*  Meyer Burger Technology AG.............................   766,650      401,360
    Mikron Holding AG......................................    48,480      439,011
    Mobilezone Holding AG..................................   130,925    1,452,562
    Mobimo Holding AG......................................    27,790    6,188,351
    Nestle SA.............................................. 2,417,067  204,056,248
    Novartis AG, Sponsored ADR.............................   953,193   83,366,260
    Novartis AG............................................   656,395   57,482,017
    OC Oerlikon Corp. AG................................... 1,007,026   11,984,807
#*  Orascom Development Holding AG.........................    56,868      835,370
#   Orell Fuessli Holding AG...............................       613       58,648
    Orior AG...............................................    24,732    2,184,590
#   Panalpina Welttransport Holding AG.....................    51,835    6,334,253
    Partners Group Holding AG..............................    18,244   12,988,900
    Phoenix Mecano AG......................................     1,664      901,443
    Plazza AG, Class A.....................................     2,520      560,573
    PSP Swiss Property AG..................................   123,437   11,910,064
#   Rieter Holding AG......................................    19,958    2,694,237
    Roche Holding AG.......................................     8,841    2,152,406
    Roche Holding AG.......................................   233,550   56,837,291
    Romande Energie Holding SA.............................       509      606,521
#   Schaffner Holding AG...................................     1,752      469,397

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
SWITZERLAND -- (Continued)
    Schindler Holding AG...................................    10,892 $    2,261,815
*   Schmolz + Bickenbach AG................................ 2,339,162      1,717,068
    Schweiter Technologies AG..............................     4,835      5,490,983
    SFS Group AG...........................................    44,339      4,349,450
    SGS SA.................................................     4,156      9,870,706
    Siegfried Holding AG...................................    21,017      8,430,277
    Sika AG................................................   258,120     33,096,788
    Sonova Holding AG......................................   118,843     19,381,408
    St Galler Kantonalbank AG..............................     6,540      3,220,338
    Straumann Holding AG...................................    20,702     14,131,316
    Sulzer AG..............................................    77,555      7,784,439
    Sunrise Communications Group AG........................   280,058     24,651,226
    Swatch Group AG (The)..................................    55,564     18,768,048
    Swatch Group AG (The)..................................   100,386      6,700,840
    Swiss Life Holding AG..................................    74,281     28,019,887
    Swiss Prime Site AG....................................   169,930     13,788,688
    Swiss Re AG............................................   329,833     29,761,722
#   Swisscom AG............................................    92,124     42,181,885
    Swissquote Group Holding SA............................    53,400      2,776,286
    Tamedia AG.............................................     4,700        552,907
    Tecan Group AG.........................................    24,526      5,532,765
    Temenos AG.............................................   145,710     20,025,945
    Thurgauer Kantonalbank.................................     1,440        147,951
    Tornos Holding AG......................................    23,458        191,187
#   u-blox Holding AG......................................    46,981      5,886,970
    UBS Group AG........................................... 2,659,508     37,172,248
*   UBS Group AG...........................................   916,799     12,743,506
    Valiant Holding AG.....................................    63,040      7,118,414
    Valora Holding AG......................................    19,822      4,958,785
#   VAT Group AG...........................................   105,016     10,537,546
    Vaudoise Assurances Holding SA.........................     3,630      1,824,116
    Vetropack Holding AG...................................       674      1,542,790
    Vifor Pharma AG........................................   102,686     14,841,104
*   Von Roll Holding AG....................................   106,896        130,245
    Vontobel Holding AG....................................   139,724      8,669,193
    VP Bank AG.............................................     8,151      1,311,780
    VZ Holding AG..........................................     5,140      1,456,079
    Walliser Kantonalbank..................................     1,730        194,065
    Warteck Invest AG......................................        40         75,900
#   Ypsomed Holding AG.....................................    13,559      1,819,939
    Zehnder Group AG.......................................    43,546      1,742,233
    Zug Estates Holding AG, Class B........................       235        397,757
    Zuger Kantonalbank AG..................................       167        964,942
    Zurich Insurance Group AG..............................   183,572     56,995,642
                                                                      --------------
TOTAL SWITZERLAND..........................................            1,557,848,930
                                                                      --------------
UNITED KINGDOM -- (15.1%)
    3i Group P.L.C......................................... 2,400,080     26,874,426
    4imprint Group P.L.C...................................     6,059        139,944
    888 Holdings P.L.C..................................... 1,292,347      3,056,723
    A.G. Barr P.L.C........................................   507,530      4,954,871
    AA P.L.C............................................... 2,202,528      2,815,013
*   Acacia Mining P.L.C....................................   783,012      1,531,336
    Admiral Group P.L.C....................................   389,202     10,004,831
    Aggreko P.L.C.......................................... 1,244,225     13,636,069
    Air Partner P.L.C......................................    65,873         84,472
#   Anglo American P.L.C................................... 4,549,559     97,102,953
    Anglo Pacific Group P.L.C..............................   516,225        858,780
    Anglo-Eastern Plantations P.L.C........................    16,018        117,947

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
UNITED KINGDOM -- (Continued)
    Antofagasta P.L.C...................................... 1,189,799 $ 11,909,910
#   Arrow Global Group P.L.C...............................   860,395    2,100,797
    Ascential P.L.C........................................    20,467       98,460
    Ashmore Group P.L.C.................................... 2,058,499    9,251,416
    Ashtead Group P.L.C.................................... 1,005,461   24,821,661
    Associated British Foods P.L.C.........................   311,838    9,506,939
#   AstraZeneca P.L.C., Sponsored ADR...................... 1,343,676   52,107,755
    AstraZeneca P.L.C......................................     5,511      421,534
    Auto Trader Group P.L.C................................ 2,921,331   15,265,008
    AVEVA Group P.L.C......................................   133,952    4,480,712
    Aviva P.L.C............................................ 6,964,597   38,060,725
    Avon Rubber P.L.C......................................    53,447      818,128
    B&M European Value Retail SA........................... 3,617,620   19,250,265
    Babcock International Group P.L.C...................... 1,567,114   12,220,687
    BAE Systems P.L.C...................................... 4,442,831   29,790,450
    Balfour Beatty P.L.C................................... 1,018,878    3,422,921
    Bank of Georgia Group P.L.C............................   120,349    2,401,598
    Barclays P.L.C., Sponsored ADR......................... 4,040,858   35,519,142
    Barclays P.L.C.........................................   477,219    1,051,459
    Barratt Developments P.L.C............................. 2,457,493   16,118,625
    BBA Aviation P.L.C..................................... 3,430,132   10,519,025
    Beazley P.L.C.......................................... 2,770,229   18,600,302
    Bellway P.L.C..........................................   905,112   33,197,342
    Berkeley Group Holdings P.L.C. (The)...................   631,491   28,223,400
    BHP Billiton P.L.C..................................... 1,655,835   33,031,744
    BHP Billiton P.L.C., ADR...............................   721,817   29,053,134
    Bloomsbury Publishing P.L.C............................    64,099      157,640
    Bodycote P.L.C......................................... 1,224,137   12,431,367
    Bovis Homes Group P.L.C................................   660,645    8,165,546
    BP P.L.C., Sponsored ADR............................... 4,355,662  188,905,061
    BP P.L.C............................................... 3,067,096   22,155,837
    Braemar Shipping Services P.L.C........................    71,897      210,639
    Brewin Dolphin Holdings P.L.C.......................... 1,870,770    7,860,484
    British American Tobacco P.L.C., Sponsored ADR.........   379,512   16,470,821
    British American Tobacco P.L.C......................... 1,150,327   49,866,981
    Britvic P.L.C.......................................... 1,125,618   11,363,857
    BT Group P.L.C., Sponsored ADR.........................   272,564    4,153,875
    BT Group P.L.C......................................... 4,528,916   13,867,566
*   BTG P.L.C..............................................   508,945    3,585,178
    Bunzl P.L.C............................................   284,399    8,389,748
    Burberry Group P.L.C...................................   494,931   11,452,388
*   Cairn Energy P.L.C..................................... 3,101,397    7,788,358
*   Capita P.L.C........................................... 2,085,170    3,414,988
    Capital & Counties Properties P.L.C.................... 2,603,165    8,305,775
*   Carclo P.L.C...........................................    26,730       27,406
    Card Factory P.L.C.....................................   988,341    2,327,440
#   CareTech Holdings P.L.C................................    44,800      226,611
    Carnival P.L.C.........................................    18,870    1,028,518
    Carnival P.L.C., ADR...................................   128,398    7,127,373
*   Carpetright P.L.C......................................     5,801        1,399
    Carr's Group P.L.C.....................................    38,739       74,088
    Castings P.L.C.........................................    57,646      284,467
    Centamin P.L.C......................................... 6,708,083    8,518,567
    Centaur Media P.L.C....................................   126,418       58,436
    Centrica P.L.C......................................... 4,684,758    8,799,303
    Charles Stanley Group P.L.C............................     6,583       27,333
    Charles Taylor P.L.C...................................    31,527       96,020
    Chemring Group P.L.C...................................   926,852    2,160,460
    Chesnara P.L.C.........................................   219,083      962,416

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
UNITED KINGDOM -- (Continued)
    Cineworld Group P.L.C..................................  5,956,845 $22,393,146
#*  Circassia Pharmaceuticals P.L.C........................     71,546      51,255
#   Clarkson P.L.C.........................................     35,016   1,063,456
    Clipper Logistics P.L.C................................     21,789      72,458
    Close Brothers Group P.L.C.............................    831,087  15,609,611
    CLS Holdings P.L.C.....................................    166,203     461,019
    CMC Markets P.L.C......................................    758,795   1,137,973
*   Cobham P.L.C........................................... 12,558,276  17,238,122
    Coca-Cola HBC AG.......................................    415,356  12,269,031
    Communisis P.L.C.......................................    792,496     719,814
    Compass Group P.L.C....................................    751,110  14,773,424
    Computacenter P.L.C....................................    467,392   6,559,153
    Connect Group P.L.C....................................    338,316     147,317
    Consort Medical P.L.C..................................     99,933   1,422,242
    ConvaTec Group P.L.C...................................  1,688,866   3,490,848
    Costain Group P.L.C....................................    716,958   3,436,850
    Countryside Properties P.L.C...........................    289,093   1,105,011
*   Countrywide P.L.C......................................  1,499,409     200,628
    Cranswick P.L.C........................................    267,077   9,860,355
    Crest Nicholson Holdings P.L.C.........................  1,374,423   5,979,289
    Croda International P.L.C..............................    296,556  18,266,514
    CYBG P.L.C.............................................  1,709,987   5,875,170
    Daejan Holdings P.L.C..................................     10,589     793,968
    Daily Mail & General Trust P.L.C., Class A.............    547,047   4,884,085
#   Dairy Crest Group P.L.C................................  1,065,358   6,500,526
    DCC P.L.C..............................................    192,883  16,532,142
    De La Rue P.L.C........................................    375,640   2,303,939
#   Debenhams P.L.C........................................ 21,462,104   2,446,244
    Dechra Pharmaceuticals P.L.C...........................    121,418   3,547,601
    Devro P.L.C............................................    967,674   2,029,963
    DFS Furniture P.L.C....................................     14,685      39,051
    Diageo P.L.C., Sponsored ADR...........................    204,369  28,235,621
    Diageo P.L.C...........................................    319,548  11,047,259
*   Dialight P.L.C.........................................     28,755     142,864
    Dignity P.L.C..........................................    187,183   2,383,622
    Diploma P.L.C..........................................    589,897   9,891,954
    Direct Line Insurance Group P.L.C......................  6,813,174  28,630,848
    DiscoverIE Group P.L.C.................................    133,195     606,742
    Dixons Carphone P.L.C..................................  4,127,745   8,924,286
    Domino's Pizza Group P.L.C.............................  1,960,233   7,091,734
    Drax Group P.L.C.......................................  1,951,996   9,998,543
    DS Smith P.L.C.........................................  4,685,833  23,511,604
    Dunelm Group P.L.C.....................................    412,145   3,140,788
    Dyson Group P.L.C......................................      3,999          92
    easyJet P.L.C..........................................    549,566   8,419,237
*   EI Group P.L.C.........................................  3,086,428   6,555,287
    Electrocomponents P.L.C................................  1,758,330  13,921,481
    Elementis P.L.C........................................  2,636,728   6,889,071
*   EnQuest P.L.C..........................................  8,226,404   2,852,675
    Entertainment One, Ltd.................................    929,273   4,857,511
    Equiniti Group P.L.C...................................    312,093     858,511
    Essentra P.L.C.........................................    760,954   3,709,205
    esure Group P.L.C......................................  2,059,217   7,326,191
    Euromoney Institutional Investor P.L.C.................     82,280   1,333,351
    Evraz P.L.C............................................  1,461,075  10,123,364
    Experian P.L.C.........................................    686,452  15,787,843
    FDM Group Holdings P.L.C...............................     24,806     271,916
    Ferguson P.L.C.........................................    237,763  16,029,872
    Ferguson P.L.C., ADR...................................     50,866     338,007

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
UNITED KINGDOM -- (Continued)
    Ferrexpo P.L.C.........................................  2,801,537 $  7,458,079
*   Findel P.L.C...........................................     75,920      242,907
*   Firstgroup P.L.C.......................................  7,912,065    8,602,210
*   Flybe Group P.L.C......................................    585,604       76,448
    Forterra P.L.C.........................................    311,650      879,420
    Foxtons Group P.L.C....................................    378,407      225,407
    Fresnillo P.L.C........................................    249,267    2,703,067
    Fuller Smith & Turner P.L.C., Class A..................     44,042      538,824
*   Future P.L.C...........................................     42,135      233,909
    G4S P.L.C..............................................  5,203,227   14,279,494
    Galliford Try P.L.C....................................    792,143    8,826,177
*   GAME Digital P.L.C.....................................     47,529       16,513
    Games Workshop Group P.L.C.............................     95,830    3,764,183
*   Gem Diamonds, Ltd......................................  2,111,795    2,808,818
*   Genel Energy P.L.C.....................................     11,208       31,040
    Genus P.L.C............................................    152,544    4,309,817
*   Georgia Capital P.L.C..................................    120,349    1,798,430
    GlaxoSmithKline P.L.C., Sponsored ADR..................    637,756   24,910,749
    GlaxoSmithKline P.L.C..................................    104,177    2,017,675
    Glencore P.L.C......................................... 20,310,264   82,655,858
    Go-Ahead Group P.L.C. (The)............................    375,734    7,386,988
    Gocompare.Com Group P.L.C..............................  1,105,725    1,173,297
    Goodwin P.L.C..........................................      1,013       32,953
    Grafton Group P.L.C....................................    497,546    4,596,341
    Grainger P.L.C.........................................  1,697,742    5,865,373
    Greencore Group P.L.C..................................  2,226,412    5,388,505
#   Greene King P.L.C......................................  1,506,807    9,273,484
    Greggs P.L.C...........................................    825,824   12,246,387
*   Gulf Keystone Petroleum, Ltd...........................    587,042    1,666,922
*   Gulf Marine Services P.L.C.............................     23,636       12,427
    GVC CVR................................................  3,826,563      529,708
#   GVC Holdings P.L.C.....................................  1,264,750   15,149,634
    Gym Group P.L.C. (The).................................     48,375      182,787
    Halfords Group P.L.C...................................  1,259,105    4,949,074
    Halma P.L.C............................................  1,396,475   23,698,703
    Hargreaves Lansdown P.L.C..............................    305,977    7,294,429
    Harvey Nash Group P.L.C................................     28,747       47,911
    Hastings Group Holdings P.L.C..........................    467,623    1,105,190
    Hays P.L.C............................................. 10,608,769   22,216,174
    Headlam Group P.L.C....................................    175,154    1,008,187
    Helical P.L.C..........................................  1,781,810    7,056,961
    Henry Boot P.L.C.......................................     72,332      244,345
    Hikma Pharmaceuticals P.L.C............................    399,394    9,687,285
    Hill & Smith Holdings P.L.C............................    475,500    6,012,138
    Hilton Food Group P.L.C................................     11,749      138,417
    Hiscox, Ltd............................................  1,141,292   23,707,370
    Hochschild Mining P.L.C................................  1,756,075    3,535,018
    HomeServe P.L.C........................................  1,316,345   15,979,421
    Howden Joinery Group P.L.C.............................  3,231,764   19,350,841
    HSBC Holdings P.L.C....................................    972,806    8,005,807
    HSBC Holdings P.L.C., Sponsored ADR....................  3,624,650  148,936,868
*   Hunting P.L.C..........................................    778,107    6,676,454
    Huntsworth P.L.C.......................................    320,870      457,114
    Ibstock P.L.C..........................................  1,269,340    3,639,189
    IG Group Holdings P.L.C................................  2,183,362   16,855,870
    IMI P.L.C..............................................  1,724,811   21,867,944
    Imperial Brands P.L.C., Sponsored ADR..................     25,186      852,546
    Imperial Brands P.L.C..................................    576,751   19,536,059
    Inchcape P.L.C.........................................  2,739,685   18,922,134

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
UNITED KINGDOM -- (Continued)
*   Indivior P.L.C.........................................  2,266,309 $ 5,454,353
    Informa P.L.C..........................................  1,456,097  13,287,726
    Inmarsat P.L.C.........................................  2,028,274  11,795,286
    InterContinental Hotels Group P.L.C....................    113,282   5,943,861
    InterContinental Hotels Group P.L.C., ADR..............     81,958   4,406,062
    Intermediate Capital Group P.L.C.......................    666,994   8,101,048
    International Consolidated Airlines Group SA...........  1,643,173  12,668,027
    International Personal Finance P.L.C...................    179,078     408,121
#*  Interserve P.L.C.......................................    618,416     382,094
    Intertek Group P.L.C...................................    327,922  19,647,885
    Investec P.L.C.........................................  2,048,218  12,663,242
#*  IP Group P.L.C.........................................    782,359   1,068,277
    ITE Group P.L.C........................................  2,851,148   2,071,584
    ITV P.L.C..............................................  5,308,949  10,077,829
    IWG P.L.C..............................................  4,264,564  12,515,208
    J D Wetherspoon P.L.C..................................    741,809  11,709,666
    J Sainsbury P.L.C......................................  5,283,819  20,992,974
    James Fisher & Sons P.L.C..............................    183,144   3,963,942
    Jardine Lloyd Thompson Group P.L.C.....................    387,995   9,349,467
    JD Sports Fashion P.L.C................................  1,689,926   8,807,527
    John Laing Group P.L.C.................................    252,360   1,004,206
#   John Menzies P.L.C.....................................    588,256   3,912,566
    John Wood Group P.L.C..................................  2,113,958  19,267,132
    Johnson Matthey P.L.C..................................    561,180  21,276,409
*   JPJ Group P.L.C........................................    165,873   1,303,439
    Jupiter Fund Management P.L.C..........................  3,051,695  13,134,529
*   Just Eat P.L.C.........................................    395,360   3,066,996
    Just Group P.L.C.......................................  3,544,274   4,017,128
    Kainos Group P.L.C.....................................     12,078      60,747
    KAZ Minerals P.L.C.....................................  1,516,312  10,011,760
    KCOM Group P.L.C.......................................  2,497,179   2,941,223
    Keller Group P.L.C.....................................    335,360   2,773,618
#   Kier Group P.L.C.......................................    286,351   3,205,225
    Kin and Carta P.L.C....................................    857,148   1,043,054
    Kingfisher P.L.C.......................................  4,614,742  14,984,820
*   Lamprell P.L.C.........................................  2,035,637   1,639,589
#   Lancashire Holdings, Ltd...............................    927,852   6,994,914
    Legal & General Group P.L.C............................ 12,002,620  38,514,932
*   Liberty Global P.L.C., Class A.........................    115,018   2,947,911
*   Liberty Global P.L.C., Class C.........................    281,606   7,051,414
    Lloyds Banking Group P.L.C............................. 73,603,870  53,711,586
    Lloyds Banking Group P.L.C., ADR.......................  1,209,083   3,470,068
    London Stock Exchange Group P.L.C......................    353,094  19,454,707
*   Lonmin P.L.C...........................................    629,053     390,207
    Lookers P.L.C..........................................  1,279,466   1,563,223
    Low & Bonar P.L.C......................................  3,091,643   1,230,188
    LSL Property Services P.L.C............................     36,872     117,789
    Man Group P.L.C........................................  8,876,368  17,611,663
*   Management Consulting Group P.L.C......................    785,216      19,079
#   Marks & Spencer Group P.L.C............................  7,922,225  29,963,357
    Marshalls P.L.C........................................  1,284,884   7,071,263
    Marston's P.L.C........................................  8,814,292  11,178,789
    McBride P.L.C..........................................    930,521   1,504,495
    McCarthy & Stone P.L.C.................................    330,737     571,050
    McColl's Retail Group P.L.C............................     28,533      46,533
    Mears Group P.L.C......................................    621,761   2,820,251
    Mediclinic International P.L.C.........................    449,294   2,159,272
    Meggitt P.L.C..........................................  3,071,014  20,777,271
    Melrose Industries P.L.C............................... 13,598,147  29,271,325

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
UNITED KINGDOM -- (Continued)
    Merlin Entertainments P.L.C............................  1,874,933 $ 7,743,098
    Micro Focus International P.L.C........................    576,528   8,937,460
    Millennium & Copthorne Hotels P.L.C....................    460,706   2,790,852
    Mitchells & Butlers P.L.C..............................  1,272,666   4,219,588
#   Mitie Group P.L.C......................................  1,861,879   3,458,590
    MJ Gleeson P.L.C.......................................     21,907     195,580
    Mondi P.L.C............................................    690,162  16,252,516
    Moneysupermarket.com Group P.L.C.......................  2,109,315   7,906,641
    Morgan Advanced Materials P.L.C........................  1,460,464   5,142,174
    Morgan Sindall Group P.L.C.............................    121,414   1,840,150
#*  Mothercare P.L.C.......................................    852,346     212,412
    Motorpoint group P.L.C.................................     38,221     107,425
    N Brown Group P.L.C....................................  2,279,743   3,964,060
    National Express Group P.L.C...........................  2,037,371  10,410,300
    National Grid P.L.C....................................     13,254     140,017
    National Grid P.L.C., Sponsored ADR....................    206,721  11,059,584
#   NCC Group P.L.C........................................    129,231     323,695
    New World Resources P.L.C., Class A....................     46,188          26
    NEX Group P.L.C........................................  1,144,099  16,592,292
    Next P.L.C.............................................    166,914  11,088,564
    NMC Health P.L.C.......................................     49,352   2,225,260
    Norcros P.L.C..........................................      9,631      26,437
    Northgate P.L.C........................................    833,893   4,016,184
*   Nostrum Oil & Gas P.L.C................................     88,131     231,464
#*  Ocado Group P.L.C......................................  1,224,678  13,367,000
    On the Beach Group P.L.C...............................    454,107   2,484,446
    OneSavings Bank P.L.C..................................    877,778   4,181,264
*   Ophir Energy P.L.C.....................................  3,376,198   1,778,404
    Oxford Instruments P.L.C...............................    202,938   2,434,337
    Pagegroup P.L.C........................................  1,772,601  11,362,328
    Paragon Banking Group P.L.C............................  1,005,966   5,466,899
    PayPoint P.L.C.........................................    164,023   1,655,813
#   Pearson P.L.C..........................................  1,249,912  14,358,914
    Pearson P.L.C., Sponsored ADR..........................    614,932   7,010,225
    Pendragon P.L.C........................................  4,877,006   1,677,544
    Pennon Group P.L.C.....................................  1,463,923  13,946,152
    Persimmon P.L.C........................................    858,661  25,130,528
#*  Petra Diamonds, Ltd....................................  4,736,476   2,373,130
    Petrofac, Ltd..........................................  1,842,926  13,551,992
*   Petropavlovsk P.L.C....................................  8,789,610     743,333
    Pets at Home Group P.L.C...............................  1,633,208   2,293,558
    Phoenix Group Holdings.................................  1,966,686  15,116,222
    Photo-Me International P.L.C...........................  1,374,741   1,943,791
    Playtech P.L.C.........................................  1,530,061   9,356,115
    Polypipe Group P.L.C...................................  1,123,227   5,316,461
#*  Premier Foods P.L.C.................................... 14,849,209   7,228,842
#*  Premier Oil P.L.C......................................  8,181,703  11,224,123
*   Provident Financial P.L.C..............................    619,972   4,041,376
    Prudential P.L.C., ADR.................................    528,759  21,060,471
    PZ Cussons P.L.C.......................................    936,342   2,612,879
    QinetiQ Group P.L.C....................................  3,766,646  13,341,943
    Quilter P.L.C..........................................  3,748,518   5,546,240
    Randgold Resources, Ltd................................     42,799   3,366,301
    Rank Group P.L.C.......................................    506,807   1,035,787
    Rathbone Brothers P.L.C................................     72,797   2,141,668
*   Raven Property Group, Ltd..............................    379,325     218,653
*   REA Holdings P.L.C.....................................     14,311      47,421
    Reach P.L.C............................................  7,046,745   6,084,943
    Reckitt Benckiser Group P.L.C..........................    231,357  18,708,470

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
UNITED KINGDOM -- (Continued)
    Redrow P.L.C........................................... 1,919,207 $ 12,958,483
    RELX P.L.C., Sponsored ADR.............................   329,714    6,482,176
    RELX P.L.C.............................................   366,955    7,257,144
    RELX P.L.C.............................................   437,454    8,656,078
    Renewi P.L.C........................................... 7,422,922    4,865,484
    Renishaw P.L.C.........................................   151,799    8,157,010
    Rentokil Initial P.L.C................................. 4,236,301   17,083,439
    Restaurant Group P.L.C. (The).......................... 1,123,270    3,450,099
#   Rhi Magnesita NV.......................................    59,806    2,991,196
    Rhi Magnesita NV.......................................     4,974      241,090
    Ricardo P.L.C..........................................   102,063      927,082
#   Rightmove P.L.C........................................ 2,799,640   16,161,128
    Rio Tinto P.L.C........................................   109,785    5,330,146
    Rio Tinto P.L.C., Sponsored ADR........................ 1,875,418   92,439,353
    RM P.L.C...............................................    39,681      100,051
    Robert Walters P.L.C...................................   132,672      989,427
    Rolls-Royce Holdings P.L.C............................. 3,297,979   35,368,141
    Rotork P.L.C........................................... 5,323,857   20,385,687
    Royal Bank of Scotland Group P.L.C.....................   674,985    2,032,040
    Royal Bank of Scotland Group P.L.C., Sponsored ADR..... 1,345,091    8,205,055
    Royal Dutch Shell P.L.C., Class A...................... 1,370,292   43,654,897
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A....... 1,546,368   97,714,994
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B....... 1,716,768  112,808,825
    Royal Mail P.L.C....................................... 2,730,532   12,535,674
    RPC Group P.L.C........................................ 2,272,847   22,153,838
    RPS Group P.L.C........................................   608,117    1,216,538
    RSA Insurance Group P.L.C.............................. 2,554,941   18,375,265
    S&U P.L.C..............................................     2,784       73,451
    Saga P.L.C............................................. 1,234,377    1,879,571
    Sage Group P.L.C. (The)................................ 1,633,182   11,355,361
    Savills P.L.C..........................................   965,060    8,931,779
    Schroders P.L.C........................................   140,497    4,808,159
    Schroders P.L.C........................................    57,030    1,627,905
    SDL P.L.C..............................................   155,762      912,132
    Senior P.L.C........................................... 2,145,984    7,474,402
    Severfield P.L.C.......................................   429,085      382,097
    Severn Trent P.L.C.....................................   490,271   11,650,978
    Shire P.L.C., ADR......................................    27,906    5,073,311
    Shire P.L.C............................................   386,654   23,334,917
    SIG P.L.C.............................................. 2,774,844    3,974,186
    Sky P.L.C., Sponsored ADR..............................     3,066      270,023
    Smith & Nephew P.L.C., Sponsored ADR...................   114,227    3,755,800
    Smith & Nephew P.L.C...................................   726,460   11,808,496
    Smiths Group P.L.C..................................... 1,264,707   22,544,054
    Soco International P.L.C............................... 1,966,429    2,108,552
    Softcat P.L.C..........................................   272,108    2,244,556
    Spectris P.L.C.........................................   526,898   14,415,784
    Speedy Hire P.L.C...................................... 1,097,917      788,780
    Spirax-Sarco Engineering P.L.C.........................   210,354   17,375,204
    Spire Healthcare Group P.L.C........................... 2,484,745    3,729,064
    Spirent Communications P.L.C........................... 1,895,400    2,862,087
    Sportech P.L.C.........................................   232,994      162,015
*   Sports Direct International P.L.C...................... 1,228,529    5,120,902
    SSE P.L.C.............................................. 2,284,543   33,298,180
    SSP Group P.L.C........................................ 1,630,818   13,904,083
    St James's Place P.L.C................................. 1,485,498   19,197,459
    St. Modwen Properties P.L.C............................   912,999    4,358,333
    Stagecoach Group P.L.C................................. 3,174,257    6,206,284
    Standard Chartered P.L.C............................... 3,118,476   21,856,485

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
UNITED KINGDOM -- (Continued)
    Standard Life Aberdeen P.L.C...........................  3,923,192 $   13,550,060
    SThree P.L.C...........................................    264,858      1,036,277
    Stobart Group, Ltd.....................................    465,722      1,263,290
    Stock Spirits Group P.L.C..............................    144,777        368,861
    STV Group P.L.C........................................     60,106        289,726
    Superdry P.L.C.........................................    393,712      4,062,156
    Synthomer P.L.C........................................  1,780,263     10,098,241
    T Clarke P.L.C.........................................     26,802         27,226
#   TalkTalk Telecom Group P.L.C...........................  2,694,639      4,120,840
    Tarsus Group P.L.C.....................................     13,455         48,049
    Tate & Lyle P.L.C......................................  3,166,946     27,229,655
    Taylor Wimpey P.L.C.................................... 16,641,876     34,266,077
    Ted Baker P.L.C........................................    135,850      3,179,915
    Telecom Plus P.L.C.....................................    315,959      4,930,365
    Tesco P.L.C............................................ 23,595,438     64,260,358
    Thomas Cook Group P.L.C................................  8,930,241      5,136,450
    Topps Tiles P.L.C......................................    606,308        485,907
    TP ICAP P.L.C..........................................  6,034,096     22,354,746
    Travis Perkins P.L.C...................................  1,136,155     16,046,710
    Trifast P.L.C..........................................    104,472        257,194
    TT Electronics P.L.C...................................    405,937      1,107,809
    TUI AG.................................................    340,866      5,655,396
*   Tullow Oil P.L.C.......................................  8,100,093     23,239,683
    Tyman P.L.C............................................      7,567         26,764
    U & I Group P.L.C......................................    545,187      1,595,582
    UDG Healthcare P.L.C...................................    465,024      3,750,453
#   Ultra Electronics Holdings P.L.C.......................    557,878     10,254,754
    Unilever P.L.C., Sponsored ADR.........................    301,419     15,969,179
    Unilever P.L.C.........................................     63,007      3,337,457
    United Utilities Group P.L.C...........................  1,349,336     12,503,894
    Urban & Civic P.L.C....................................     11,315         42,709
*   Vectura Group P.L.C....................................  4,337,510      3,940,362
    Vesuvius P.L.C.........................................    841,843      5,840,783
    Victrex P.L.C..........................................    515,273     17,429,733
    Vitec Group P.L.C. (The)...............................     54,083        849,870
    Vodafone Group P.L.C................................... 31,621,342     59,465,140
    Vodafone Group P.L.C., Sponsored ADR...................  1,662,773     31,476,288
*   Volex P.L.C............................................     34,880         34,629
    Volution Group P.L.C...................................      9,037         19,993
    Vp P.L.C...............................................     14,909        191,864
    Weir Group P.L.C (The).................................    186,619      3,776,522
    WH Smith P.L.C.........................................    429,747     10,682,367
    Whitbread P.L.C........................................    207,751     11,681,327
    William Hill P.L.C.....................................  4,873,703     13,101,424
    Wilmington PL.C........................................    150,471        327,865
    Wincanton P.L.C........................................    276,231        731,543
*   Wizz Air Holdings P.L.C................................      2,007         65,828
    Wm Morrison Supermarkets P.L.C.........................  7,709,162     24,424,086
    WPP P.L.C., Sponsored ADR..............................    130,599      7,367,090
    WPP P.L.C..............................................  1,993,040     22,552,709
#   Xaar P.L.C.............................................    123,020        229,066
    XP Power, Ltd..........................................     11,538        374,789
                                                                       --------------
TOTAL UNITED KINGDOM.......................................             4,292,015,054
                                                                       --------------
UNITED STATES -- (0.1%)
    International Flavors & Fragrances, Inc................     14,550      2,100,839
*   Linde P.L.C............................................    168,128     27,583,813

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares        Value>>
                                                            ----------- ---------------
UNITED STATES -- (Continued)
    Waste Connections, Inc.................................      29,311 $     2,240,771
                                                                        ---------------
TOTAL UNITED STATES........................................                  31,925,423
                                                                        ---------------
TOTAL COMMON STOCKS........................................              26,723,947,159
                                                                        ---------------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Bayerische Motoren Werke AG............................     130,029       9,793,333
    Biotest AG.............................................      46,560       1,234,810
    Draegerwerk AG & Co. KGaA..............................      37,031       1,987,888
    Fuchs Petrolub SE......................................     172,365       7,978,723
    Henkel AG & Co. KGaA...................................      36,102       3,944,315
    Jungheinrich AG........................................     320,426      10,616,310
    Porsche Automobil Holding SE...........................     295,931      18,819,730
    Sartorius AG...........................................      65,389       9,458,073
    Schaeffler AG..........................................     399,694       4,211,630
    Sixt SE................................................      79,924       5,492,540
    STO SE & Co. KGaA......................................       4,867         502,958
    Villeroy & Boch AG.....................................      61,622       1,003,885
    Volkswagen AG..........................................     534,724      89,835,193
                                                                        ---------------
TOTAL GERMANY..............................................                 164,879,388
                                                                        ---------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C..........................................  26,054,588          33,303
    Rolls-Royce Holdings P.L.C............................. 151,707,034         193,912
                                                                        ---------------
TOTAL UNITED KINGDOM.......................................                     227,215
                                                                        ---------------
TOTAL PREFERRED STOCKS.....................................                 165,106,603
                                                                        ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13...........................      29,444               0
                                                                        ---------------
CANADA -- (0.0%)
*   Australis Capital Inc..................................       3,755           3,936
#*  Tervita Corp. Warrants 07/19/20........................      11,600           2,644
                                                                        ---------------
TOTAL CANADA...............................................                       6,580
                                                                        ---------------
JAPAN -- (0.0%)
*   Akatsuki Corp. Rights 12/25/18.........................      77,900          53,850
                                                                        ---------------
NORWAY -- (0.0%)
*   Magnora ASA Rights 11/09/18............................      51,242          32,521
                                                                        ---------------
SINGAPORE -- (0.0%)
*   Ezion Holdings, Ltd. Warrants 04/16/23.................   2,760,613               0
                                                                        ---------------
SPAIN -- (0.0%)
*   Banco Santander SA Rights 11/01/18.....................  13,286,562         516,182
*   Vidrala SA Rights 11/12/18.............................      47,910         192,643
                                                                        ---------------
TOTAL SPAIN................................................                     708,825
                                                                        ---------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares        Value>>
                                                            ----------- ---------------
SWEDEN -- (0.0%)
#*  Dustin Group AB Rights 11/07/18........................     178,930 $        28,039
                                                                        ---------------
TOTAL RIGHTS/WARRANTS......................................                     829,815
                                                                        ---------------
TOTAL INVESTMENT SECURITIES................................              26,889,883,577
                                                                        ---------------

                                                                            Value+
                                                                        ---------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S) DFA Short Term Investment Fund........................ 138,672,959   1,604,446,132
                                                                        ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $27,212,489,786)...................................             $28,494,329,709
                                                                        ===============

As of October 31, 2018, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                Unrealized
                               Number of Expiration   Notional      Market     Appreciation
Description                    Contracts    Date       Value        Value     (Depreciation)
-----------                    --------- ---------- ------------ ------------ --------------
Long Position Contracts:
S&P 500(R) Emini Index........   1,260    12/21/18  $179,428,497 $170,799,300  $(8,629,197)
                                                    ------------ ------------  -----------
Total Futures Contracts.......                      $179,428,497 $170,799,300  $(8,629,197)
                                                    ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                              Investments in Securities (Market Value)
                                                        ----------------------------------------------------
                                                           Level 1        Level 2     Level 3     Total
                                                        -------------- -------------- ------- --------------
Common Stocks
   Australia........................................... $   51,585,594 $1,629,777,313   --    $1,681,362,907
   Austria.............................................         62,748    169,566,690   --       169,629,438
   Belgium.............................................     10,337,449    321,872,049   --       332,209,498
   Canada..............................................  2,475,146,295            765   --     2,475,147,060
   China...............................................             --        654,214   --           654,214
   Denmark.............................................     25,704,320    437,489,028   --       463,193,348
   Finland.............................................      2,837,839    492,577,502   --       495,415,341
   France..............................................     73,777,483  1,996,185,481   --     2,069,962,964
   Germany.............................................     70,394,230  1,840,599,576   --     1,910,993,806
   Hong Kong...........................................      1,070,255    698,576,338   --       699,646,593
   Ireland.............................................     18,766,492    124,983,580   --       143,750,072
   Israel..............................................     23,743,656    169,151,834   --       192,895,490
   Italy...............................................     20,461,616    755,773,019   --       776,234,635
   Japan...............................................    124,324,155  6,466,768,452   --     6,591,092,607
   Netherlands.........................................    103,785,782    603,154,703   --       706,940,485
   New Zealand.........................................      1,691,985    120,522,422   --       122,214,407
   Norway..............................................     17,494,788    270,590,348   --       288,085,136
   Portugal............................................        251,494     67,924,084   --        68,175,578
   Singapore...........................................         63,714    293,973,688   --       294,037,402
   South Africa........................................             --     14,232,623   --        14,232,623
   Spain...............................................     21,930,270    599,747,216   --       621,677,486
   Sweden..............................................      5,445,583    719,161,079   --       724,606,662
   Switzerland.........................................    115,614,974  1,442,233,956   --     1,557,848,930
   United Kingdom......................................    983,834,859  3,308,180,195   --     4,292,015,054
   United States.......................................     31,925,423             --   --        31,925,423
Preferred Stocks
   Germany.............................................             --    164,879,388   --       164,879,388
   United Kingdom......................................             --        227,215   --           227,215

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                Investments in Securities (Market Value)
                                                        -------------------------------------------------------
                                                            Level 1         Level 2     Level 3      Total
                                                        --------------  --------------- ------- ---------------
Rights/Warrants
   Canada..............................................             --  $         6,580   --    $         6,580
   Japan...............................................             --           53,850   --             53,850
   Norway..............................................             --           32,521   --             32,521
   Spain...............................................             --          708,825   --            708,825
   Sweden..............................................             --           28,039   --             28,039
Securities Lending Collateral..........................             --    1,604,446,132   --      1,604,446,132
Futures Contracts**.................................... $   (8,629,197)              --   --         (8,629,197)
                                                        --------------  ---------------   --    ---------------
TOTAL.................................................. $4,171,621,807  $24,314,078,705   --    $28,485,700,512
                                                        ==============  ===============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares     Value>>
                                                            ---------- ------------
COMMON STOCKS -- (96.2%)
AUSTRALIA -- (16.7%)
    Abacus Property Group..................................  3,998,235 $  9,306,267
    ALE Property Group.....................................  1,251,318    4,790,546
    Arena REIT.............................................    897,587    1,378,276
    Aspen Group............................................    962,671      647,187
    Australian Unity Office Fund...........................     61,655      124,434
    BWP Trust..............................................  6,271,453   15,389,972
#   Carindale Property Trust...............................    138,317      762,473
    Centuria Industrial REIT...............................  1,429,868    2,808,118
#   Centuria Metropolitan REIT.............................    596,390      991,851
    Charter Hall Group.....................................  5,806,142   28,416,504
    Charter Hall Long Wale REIT............................    957,285    2,795,906
#   Charter Hall Retail REIT...............................  4,390,458   13,232,636
#   Cromwell Property Group................................ 16,203,019   11,826,897
    Dexus.................................................. 13,481,565   97,408,609
    Folkestone Education Trust.............................  2,793,243    5,651,138
    GDI Property Group.....................................  2,450,436    2,238,671
    Goodman Group.......................................... 21,725,375  159,669,423
    GPT Group (The)........................................ 22,229,488   81,298,174
    Growthpoint Properties Australia, Ltd..................  2,578,911    6,650,383
    Hotel Property Investments.............................    680,531    1,488,912
    Industria REIT.........................................    226,782      406,232
    Ingenia Communities Group..............................  2,413,089    4,917,387
    Investa Office Fund....................................  7,738,319   30,445,236
    Mirvac Group........................................... 36,840,624   56,669,569
*   New South Resources, Ltd...............................  9,441,451   11,407,833
    Propertylink Group.....................................     37,104       30,748
    Scentre Group.......................................... 69,598,030  196,075,677
    Shopping Centres Australasia Property Group............ 11,897,457   21,638,884
    Stockland.............................................. 32,509,244   83,162,340
    Vicinity Centres....................................... 43,840,990   82,240,206
                                                                       ------------
TOTAL AUSTRALIA............................................             933,870,489
                                                                       ------------
BELGIUM -- (2.2%)
    Aedifica SA............................................    220,997   18,488,716
    Ascencio...............................................      4,384      244,081
    Befimmo SA.............................................    329,546   18,065,043
#   Care Property Invest...................................     28,671      619,834
    Cofinimmo SA...........................................    318,752   38,117,881
    Intervest Offices & Warehouses NV......................    160,793    4,174,773
    Leasinvest Real Estate SCA.............................     24,673    2,475,068
    Montea SCA.............................................     22,097    1,341,279
    Retail Estates NV......................................     85,897    6,857,532
    Warehouses De Pauw CVA.................................    242,986   31,512,531
    Wereldhave Belgium NV..................................     25,157    2,438,401
                                                                       ------------
TOTAL BELGIUM..............................................             124,335,139
                                                                       ------------
CANADA -- (5.7%)
    Agellan Commercial Real Estate Investment Trust........    202,181    1,979,652
    Allied Properties Real Estate Investment Trust.........    665,428   21,381,446
#   Artis Real Estate Investment Trust.....................  1,193,724   10,155,880
#   Boardwalk Real Estate Investment Trust.................    372,377   13,863,190
#   BTB Real Estate Investment Trust.......................    512,455    1,790,644
#   Canadian Apartment Properties REIT.....................    962,717   34,232,050
#   Choice Properties Real Estate Investment Trust.........  1,843,144   16,717,037
#   Cominar Real Estate Investment Trust...................  1,485,505   12,333,602
#   Crombie Real Estate Investment Trust...................    712,636    7,129,337

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
CANADA -- (Continued)
#   CT Real Estate Investment Trust........................     93,184 $    920,196
#   Dream Global Real Estate Investment Trust..............  1,824,249   18,596,545
#   Dream Industrial Real Estate Investment Trust..........    673,149    5,000,871
#   Dream Office Real Estate Investment Trust..............    576,264   10,199,363
    Granite Real Estate Investment Trust...................    342,843   14,156,972
#   H&R Real Estate Investment Trust.......................  1,930,617   29,198,670
    Inovalis Real Estate Investment Trust..................     56,700      436,303
    InterRent Real Estate Investment Trust.................    776,044    7,439,459
    Killam Apartment Real Estate Investment Trust..........    909,963   11,177,106
    Morguard North American Residential Real Estate
    Investment Trust.......................................    255,586    3,154,903
    Morguard Real Estate Investment Trust..................    415,784    3,603,704
#   Northview Apartment Real Estate Investment Trust.......    509,524    9,796,082
    NorthWest Healthcare Properties Real Estate Investment
    Trust. ................................................    943,952    7,607,832
    Partners Real Estate Investment Trust..................    175,751      412,527
#   Plaza Retail REIT......................................    246,236      751,922
#   RioCan Real Estate Investment Trust....................  2,161,300   39,402,332
#   Slate Office REIT......................................    657,403    3,855,180
#*  Slate Retail REIT......................................    205,409    1,973,811
#   SmartCentres Real Estate Investment Trust..............    907,751   20,741,502
    Summit Industrial Income REIT..........................    544,985    3,738,247
#   True North Commercial Real Estate Investment Trust.....    320,448    1,560,311
    WPT Industrial Real Estate Investment Trust............    145,449    1,854,475
                                                                       ------------
TOTAL CANADA...............................................             315,161,151
                                                                       ------------
CHINA -- (0.2%)
#   Spring Real Estate Investment Trust....................  5,659,000    3,425,584
#   Yuexiu Real Estate Investment Trust.................... 16,731,000   10,162,272
                                                                       ------------
TOTAL CHINA................................................              13,587,856
                                                                       ------------
FRANCE -- (6.2%)
    Acanthe Developpement SA...............................    216,361      143,454
    Affine SA..............................................     81,246    1,285,122
    Altarea SCA............................................     19,244    4,221,977
    ARGAN SA...............................................     11,841      600,872
    Carmila SA.............................................     26,439      582,766
    Cegereal SA............................................     18,365      748,083
    Fonciere Des Regions...................................    495,710   49,740,072
    Gecina SA..............................................    623,014   91,372,976
    ICADE..................................................    457,634   38,777,996
    Klepierre SA...........................................  2,633,836   89,253,909
#   Mercialys SA...........................................    884,284   12,964,502
    Terreis................................................      1,792       77,393
*   Unibail-Rodamco-Westfield (BF2PQ09)....................    321,639   58,390,729
                                                                       ------------
TOTAL FRANCE...............................................             348,159,851
                                                                       ------------
GERMANY -- (0.8%)
    alstria office REIT-AG.................................  2,201,178   31,687,529
    Hamborner REIT AG......................................  1,319,390   13,292,552
                                                                       ------------
TOTAL GERMANY..............................................              44,980,081
                                                                       ------------
GREECE -- (0.0%)
    Grivalia Properties REIC AE............................     82,526      709,114
                                                                       ------------
HONG KONG -- (5.5%)
    Champion REIT.......................................... 28,445,012   19,140,187
    Fortune Real Estate Investment Trust................... 18,480,000   20,217,902
    Link REIT.............................................. 28,134,905  250,037,370

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
HONG KONG -- (Continued)
#   Prosperity REIT........................................ 17,027,000 $  6,039,152
    Regal Real Estate Investment Trust.....................  9,328,000    2,575,024
    Sunlight Real Estate Investment Trust.................. 13,347,000    8,002,360
                                                                       ------------
TOTAL HONG KONG............................................             306,011,995
                                                                       ------------
IRELAND -- (0.3%)
    Green REIT P.L.C.......................................  4,206,016    6,948,262
    Hibernia REIT P.L.C....................................  4,042,161    6,366,249
    Irish Residential Properties REIT P.L.C................  2,060,107    3,320,625
                                                                       ------------
TOTAL IRELAND..............................................              16,635,136
                                                                       ------------
ITALY -- (0.4%)
#*  Aedes SIIQ SpA.........................................    578,875      159,131
    Beni Stabili SpA SIIQ.................................. 15,799,212   13,528,016
    COIMA RES SpA..........................................     27,205      236,966
    Immobiliare Grande Distribuzione SIIQ SpA..............    872,188    6,152,937
                                                                       ------------
TOTAL ITALY................................................              20,077,050
                                                                       ------------
JAPAN -- (23.3%)
    Activia Properties, Inc................................      7,843   32,550,539
    Advance Residence Investment Corp......................     16,017   40,919,828
    AEON REIT Investment Corp..............................     17,427   19,194,568
    Comforia Residential REIT, Inc.........................      7,212   17,251,925
    Daiwa House REIT Investment Corp.......................     21,877   47,941,668
    Daiwa Office Investment Corp...........................      4,423   27,014,557
    Frontier Real Estate Investment Corp...................      6,477   24,824,255
    Fukuoka REIT Corp......................................      9,803   14,797,980
    Global One Real Estate Investment Corp.................     13,614   13,729,113
    GLP J-Reit.............................................     37,952   37,555,253
    Hankyu Reit, Inc.......................................      8,104   10,083,382
    Health Care & Medical Investment Corp..................        274      274,067
    Heiwa Real Estate REIT, Inc............................     14,078   13,806,624
    Hoshino Resorts REIT, Inc..............................      2,283   10,706,505
    Hulic Reit, Inc........................................      7,890   11,480,896
#   Ichigo Office REIT Investment..........................     19,038   15,627,177
    Industrial & Infrastructure Fund Investment Corp.......     20,947   21,022,324
#   Invesco Office J-Reit, Inc.............................    107,170   15,101,857
    Invincible Investment Corp.............................     67,071   27,780,714
    Japan Excellent, Inc...................................     17,794   23,071,339
    Japan Hotel REIT Investment Corp.......................     53,904   38,347,436
    Japan Logistics Fund, Inc..............................     13,160   26,252,550
    Japan Prime Realty Investment Corp.....................     11,065   39,481,630
    Japan Real Estate Investment Corp......................     16,507   85,190,017
    Japan Rental Housing Investments, Inc..................     25,220   19,794,163
    Japan Retail Fund Investment Corp......................     34,772   64,223,602
#   Kenedix Office Investment Corp.........................      5,980   37,057,682
    Kenedix Residential Next Investment Corp...............     11,503   17,543,913
    Kenedix Retail REIT Corp...............................      6,744   14,339,651
    LaSalle Logiport REIT..................................      7,605    7,002,976
    Marimo Regional Revitalization REIT, Inc...............        988      953,834
#   MCUBS MidCity Investment Corp..........................     22,443   17,178,255
#   Mitsui Fudosan Logistics Park, Inc.....................        962    2,805,333
    Mori Hills REIT Investment Corp........................     22,371   27,670,865
    Mori Trust Hotel Reit, Inc.............................        199      240,452
    Mori Trust Sogo Reit, Inc..............................     15,141   21,470,041
    Nippon Accommodations Fund, Inc........................      6,462   29,620,452
    Nippon Building Fund, Inc..............................     17,771  101,554,806
    Nippon Healthcare Investment Corp......................        169      256,826

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
JAPAN -- (Continued)
    Nippon Prologis REIT, Inc..............................     23,096 $   46,490,101
    NIPPON REIT Investment Corp............................      4,983     16,199,401
    Nomura Real Estate Master Fund, Inc....................     50,344     65,209,403
    One REIT, Inc..........................................      2,271      5,063,673
    Ooedo Onsen Reit Investment Corp.......................      1,580      1,205,732
    Orix JREIT, Inc........................................     34,652     53,010,746
#   Premier Investment Corp................................     20,762     21,475,642
#   Sekisui House Reit, Inc................................     47,086     29,469,708
    Star Asia Investment Corp..............................      3,223      3,002,773
#   Starts Proceed Investment Corp.........................      3,804      5,492,868
    Tokyu REIT, Inc........................................     13,216     18,590,693
    United Urban Investment Corp...........................     38,987     59,270,362
                                                                       --------------
TOTAL JAPAN................................................             1,300,200,157
                                                                       --------------
MALAYSIA -- (0.5%)
    AmanahRaya Real Estate Investment Trust................    294,900         59,581
    AmFIRST Real Estate Investment Trust...................  1,788,940        245,570
    Axis Real Estate Investment Trust......................  6,668,363      2,434,929
    Capitaland Malaysia Mall Trust......................... 12,896,000      3,176,453
    Hektar Real Estate Investment Trust....................    144,626         39,418
    IGB Real Estate Investment Trust....................... 16,297,700      6,543,921
#   KLCCP Stapled Group....................................  3,303,100      6,049,359
    MRCB-QUILL REIT........................................  2,188,800        565,880
    Pavilion Real Estate Investment Trust..................  2,666,300      1,012,894
    Sunway Real Estate Investment Trust.................... 17,020,500      6,871,409
    Tower Real Estate Investment Trust.....................    434,900         94,702
    YTL Hospitality REIT...................................  5,689,000      1,632,004
                                                                       --------------
TOTAL MALAYSIA.............................................                28,726,120
                                                                       --------------
MEXICO -- (1.5%)
    Asesor de Activos Prisma SAPI de C.V...................  9,608,950      4,796,611
    Concentradora Fibra Danhos S.A. de C.V.................  2,105,886      2,788,738
#   Concentradora Fibra Hotelera Mexicana S.A. de C.V......  3,618,600      1,733,301
    Fibra Shop Portafolios Inmobiliarios SAPI de C.V.......  1,160,286        513,506
#   Fibra Uno Administracion S.A. de C.V................... 40,779,024     43,663,312
#   Macquarie Mexico Real Estate Management S.A. de C.V.... 14,568,036     14,307,524
    PLA Administradora Industrial S de RL de C.V...........  9,793,251     11,990,112
#   Prologis Property Mexico S.A. de C.V...................  2,755,990      4,857,147
                                                                       --------------
TOTAL MEXICO...............................................                84,650,251
                                                                       --------------
NETHERLANDS -- (5.8%)
    Eurocommercial Properties NV...........................    640,653     23,686,174
    NSI NV.................................................    226,509      8,932,514
*   Unibail-Rodamco-Westfield (BDDR365)....................  9,245,219     83,654,386
    Unibail-Rodamco-Westfield (BFYM460)....................    978,160    177,006,850
#   Vastned Retail NV......................................    265,364     10,503,330
#   Wereldhave NV..........................................    583,650     20,025,148
                                                                       --------------
TOTAL NETHERLANDS..........................................               323,808,402
                                                                       --------------
NEW ZEALAND -- (0.9%)
    Argosy Property, Ltd...................................  9,032,423      6,308,992
    Goodman Property Trust................................. 11,533,670     11,297,683
    Kiwi Property Group, Ltd............................... 17,123,951     14,697,768
    NPT, Ltd...............................................     45,944         17,831
    Precinct Properties New Zealand, Ltd...................  7,880,687      7,263,526
#   Property for Industry, Ltd.............................  2,024,368      2,273,509
#   Stride Property Group..................................  1,752,909      2,155,962

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
NEW ZEALAND -- (Continued)
#   Vital Healthcare Property Trust........................  3,277,307 $  4,437,323
                                                                       ------------
TOTAL NEW ZEALAND..........................................              48,452,594
                                                                       ------------
SINGAPORE -- (8.4%)
    AIMS AMP Capital Industrial REIT.......................  6,108,191    5,908,036
#   Ascendas Hospitality Trust.............................  5,874,600    3,349,720
    Ascendas Real Estate Investment Trust.................. 33,198,800   60,451,392
    Ascott Residence Trust................................. 18,562,459   14,095,649
    Cache Logistics Trust.................................. 16,667,504    8,248,450
    CapitaLand Commercial Trust............................ 35,071,049   43,823,025
    CapitaLand Mall Trust.................................. 34,117,500   51,964,759
    CapitaLand Retail China Trust.......................... 10,075,880    9,976,703
    CDL Hospitality Trusts................................. 12,981,880   13,595,439
#   ESR-REIT............................................... 20,607,722    7,224,166
    Far East Hospitality Trust.............................  7,248,900    3,114,999
    First Real Estate Investment Trust.....................  6,398,726    5,547,099
    Frasers Centrepoint Trust..............................  8,935,700   13,941,989
    Frasers Commercial Trust............................... 10,656,473   10,554,913
#   Frasers Hospitality Trust..............................  2,624,500    1,336,287
    Frasers Logistics & Industrial Trust...................  5,515,030    4,060,565
    Keppel DC REIT.........................................  9,659,688    9,290,805
#   Keppel REIT............................................ 27,467,126   22,421,832
    Lippo Malls Indonesia Retail Trust..................... 21,854,100    3,788,065
    Manulife US Real Estate Investment Trust...............  2,262,782    1,609,757
    Mapletree Commercial Trust............................. 25,145,237   29,238,402
#   Mapletree Greater China Commercial Trust............... 20,002,700   16,339,483
    Mapletree Industrial Trust............................. 20,641,158   27,547,687
    Mapletree Logistics Trust.............................. 29,577,470   25,848,294
    OUE Commercial Real Estate Investment Trust............     62,499       21,013
#   OUE Hospitality Trust..................................  7,052,532    3,461,059
#   Parkway Life Real Estate Investment Trust..............  6,046,000   11,356,559
    Sabana Shari'ah Compliant Industrial Real Estate
    Investment Trust.......................................  9,967,484    2,876,614
#   Soilbuild Business Space REIT..........................  3,982,300    1,638,747
    SPH REIT...............................................  3,966,900    2,823,411
    Starhill Global REIT................................... 22,455,300   10,865,032
    Suntec Real Estate Investment Trust.................... 30,935,400   39,590,835
                                                                       ------------
TOTAL SINGAPORE                                                         465,910,786
                                                                       ------------
SOUTH AFRICA -- (3.2%)
    Arrowhead Properties, Ltd..............................  5,281,454    1,923,601
*   Attacq, Ltd............................................    207,341      204,546
    Delta Property Fund, Ltd...............................  1,299,628      527,299
#   Emira Property Fund, Ltd...............................  8,897,095    8,971,305
#   Growthpoint Properties, Ltd............................ 37,829,745   58,080,440
    Hyprop Investments, Ltd................................  3,383,590   20,710,231
    Investec Property Fund, Ltd............................  1,676,826    1,675,742
    Octodec Investments, Ltd...............................    330,000      432,037
#   Rebosis Property Fund, Ltd.............................  4,152,008    1,747,093
    Redefine Properties, Ltd............................... 76,570,243   49,767,829
#   Resilient REIT, Ltd....................................  4,173,546   16,935,454
    SA Corporate Real Estate, Ltd.......................... 28,980,921    7,770,203
    Texton Property Fund, Ltd..............................    113,923       34,691
    Tower Property Fund, Ltd...............................     53,426       22,473
    Vukile Property Fund, Ltd..............................  7,925,794   10,919,575
                                                                       ------------
TOTAL SOUTH AFRICA.........................................             179,722,519
                                                                       ------------
SPAIN -- (1.4%)
    Inmobiliaria Colonial Socimi SA........................  1,222,534   12,274,878

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
SPAIN -- (Continued)
    Lar Espana Real Estate Socimi SA.......................    472,994 $    4,687,289
    Merlin Properties Socimi SA............................  4,741,160     59,407,089
                                                                       --------------
TOTAL SPAIN................................................                76,369,256
                                                                       --------------
TAIWAN -- (0.2%)
    Cathay No 1 REIT....................................... 10,768,000      5,098,132
    Cathay No 2 REIT.......................................  4,074,000      1,985,008
    Fubon No 1 REIT........................................  1,279,000        601,926
    Fubon No 2 REIT........................................  3,872,000      1,566,608
    Shin Kong No.1 REIT....................................  4,804,000      2,313,273
                                                                       --------------
TOTAL TAIWAN...............................................                11,564,947
                                                                       --------------
TURKEY -- (0.2%)
#   AKIS Gayrimenkul Yatirimi A.S..........................  1,559,695        617,383
#   Alarko Gayrimenkul Yatirim Ortakligi A.S...............     53,105        523,791
#   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.......... 24,859,138      7,445,307
#   Halk Gayrimenkul Yatirim Ortakligi A.S.................  2,673,228        311,445
#   Is Gayrimenkul Yatirim Ortakligi A.S...................  7,315,733      1,140,750
*   Nurol Gayrimenkul Yatirim Ortakligi A.S................    339,654        129,048
    Panora Gayrimenkul Yatirim Ortakligi...................     21,816         15,087
#*  Sinpas Gayrimenkul Yatirim Ortakligi A.S...............  3,247,802        209,253
#   Torunlar Gayrimenkul Yatirim Ortakligi A.S.............  2,847,362        789,574
#*  Vakif Gayrimenkul Yatirim Ortakligi A.S................    932,854        263,779
                                                                       --------------
TOTAL TURKEY...............................................                11,445,417
                                                                       --------------
UNITED KINGDOM -- (12.8%)
    Assura P.L.C...........................................  9,651,046      6,446,173
    Big Yellow Group P.L.C.................................  2,047,172     22,539,232
    British Land Co. P.L.C. (The).......................... 13,612,822    102,808,465
    Capital & Regional P.L.C...............................  2,363,347      1,272,045
    Custodian Reit P.L.C...................................    280,971        427,122
    Derwent London P.L.C...................................  1,549,878     57,955,629
    Empiric Student Property P.L.C.........................    793,328        961,548
    Great Portland Estates P.L.C...........................  4,560,112     40,574,206
    Hammerson P.L.C........................................ 11,774,826     65,738,702
    Hansteen Holdings P.L.C................................  5,424,499      6,670,945
#   Intu Properties P.L.C.................................. 12,860,835     32,169,430
    Land Securities Group P.L.C............................  9,966,962    108,421,613
    LondonMetric Property P.L.C............................  9,941,760     22,893,789
    McKay Securities P.L.C.................................    345,581      1,196,578
    Mucklow A & J Group P.L.C..............................    315,165      2,089,560
#   NewRiver REIT P.L.C....................................  1,182,449      3,813,075
#   Primary Health Properties P.L.C........................  6,872,998      9,592,310
    RDI REIT P.L.C......................................... 13,763,423      5,795,926
    Regional REIT, Ltd.....................................    871,650      1,117,507
    Safestore Holdings P.L.C...............................  2,993,164     20,437,768
    Schroder Real Estate Investment Trust, Ltd.............  1,066,324        796,681
    Segro P.L.C............................................ 13,888,354    108,882,907
    Shaftesbury P.L.C......................................  3,263,025     37,364,817
    Standard Life Investment Property Income Trust, Ltd....    974,412      1,132,849
    Town Centre Securities P.L.C...........................     12,594         41,009
    Tritax Big Box REIT P.L.C..............................  5,898,177     10,768,058
    UNITE Group P.L.C. (The)...............................  1,887,419     20,550,556
    Workspace Group P.L.C..................................  1,622,617     19,887,473
                                                                       --------------
TOTAL UNITED KINGDOM.......................................               712,345,973
                                                                       --------------
TOTAL COMMON STOCKS........................................             5,366,724,284
                                                                       --------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                Shares      Value>>
                                                              ---------- --------------
RIGHTS/WARRANTS -- (0.0%)
ITALY -- (0.0%)
*     Beni Stabili SpA SIIQ Rights 11/10/18.................. 15,799,212 $           18
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             5,366,724,302
                                                                         --------------

                                                                            Value+
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (3.8%)
@(S). DFA Short Term Investment Fund......................... 18,523,496    214,316,850
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,600,667,483)......................................            $5,581,041,152
                                                                         ==============

As of October 31, 2018, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
S&P 500 (R) Emini Index.......    287     12/21/18  $39,883,892 $38,904,285   $(979,607)
                                                    ----------- -----------   ---------
Total Futures Contracts.......                      $39,883,892 $38,904,285   $(979,607)
                                                    =========== ===========   =========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                          Level 1       Level 2     Level 3     Total
                                                        ------------ -------------- ------- --------------
Common Stocks
   Australia........................................... $    124,434 $  933,746,055   --    $  933,870,489
   Belgium.............................................           --    124,335,139   --       124,335,139
   Canada..............................................  315,161,151             --   --       315,161,151
   China...............................................           --     13,587,856   --        13,587,856
   France..............................................   58,390,729    289,769,122   --       348,159,851
   Germany.............................................           --     44,980,081   --        44,980,081
   Greece..............................................           --        709,114   --           709,114
   Hong Kong...........................................           --    306,011,995   --       306,011,995
   Ireland.............................................           --     16,635,136   --        16,635,136
   Italy...............................................           --     20,077,050   --        20,077,050
   Japan...............................................           --  1,300,200,157   --     1,300,200,157
   Malaysia............................................           --     28,726,120   --        28,726,120
   Mexico..............................................   84,650,251             --   --        84,650,251
   Netherlands.........................................           --    323,808,402   --       323,808,402
   New Zealand.........................................           --     48,452,594   --        48,452,594
   Singapore...........................................    1,638,747    464,272,039   --       465,910,786
   South Africa........................................           --    179,722,519   --       179,722,519
   Spain...............................................           --     76,369,256   --        76,369,256
   Taiwan..............................................    2,313,273      9,251,674   --        11,564,947
   Turkey..............................................           --     11,445,417   --        11,445,417
   United Kingdom......................................           --    712,345,973   --       712,345,973

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                              Investments in Securities (Market Value)
                                                        ---------------------------------------------------
                                                           Level 1       Level 2     Level 3      Total
                                                        ------------  -------------- ------- --------------
Rights/Warrants
   Italy...............................................           --  $           18   --    $           18
Securities Lending Collateral..........................           --     214,316,850   --       214,316,850
Futures Contracts**.................................... $   (979,607)             --   --          (979,607)
                                                        ------------  --------------   --    --------------
TOTAL.................................................. $461,298,978  $5,118,762,567   --    $5,580,061,545
                                                        ============  ==============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value>>
                                                            --------- ------------
COMMON STOCKS -- (46.7%)
UNITED STATES -- (46.7%)
    Acadia Realty Trust....................................   321,338 $  8,946,050
    Agree Realty Corp......................................   125,372    7,180,054
    Alexander's, Inc.......................................     8,434    2,656,794
#   Alexandria Real Estate Equities, Inc...................   393,708   48,122,929
    American Assets Trust, Inc.............................   137,332    5,268,056
    American Campus Communities, Inc.......................   503,892   19,908,773
    American Homes 4 Rent, Class A.........................   976,314   20,570,945
    American Tower Corp.................................... 1,668,672  259,995,784
    Apartment Investment & Management Co., Class A.........   579,500   24,941,680
    Apple Hospitality REIT, Inc............................   804,003   13,000,729
    Ashford Hospitality Trust, Inc.........................   375,317    1,932,883
    AvalonBay Communities, Inc.............................   514,371   90,210,386
#   Bluerock Residential Growth REIT, Inc..................    92,652      877,414
    Boston Properties, Inc.................................   578,083   69,809,303
    Braemar Hotels & Resorts, Inc..........................   103,407    1,100,250
    Brandywine Realty Trust................................   656,477    9,230,067
    Brixmor Property Group, Inc............................ 1,114,200   18,050,040
    Brookfield Property Partners L.P.......................   754,697   14,573,207
    Brookfield Property REIT, Inc., Class A................    35,742      689,463
    BRT Apartments Corp....................................     6,929       80,584
    Camden Property Trust..................................   345,837   31,218,706
    CareTrust REIT, Inc....................................   291,916    5,155,237
#   CBL & Associates Properties, Inc.......................   649,367    2,142,911
    Cedar Realty Trust, Inc................................   348,348    1,313,272
    Chatham Lodging Trust..................................   174,842    3,409,419
    Chesapeake Lodging Trust...............................   230,021    6,760,317
    City Office REIT, Inc..................................   119,477    1,316,637
    Clipper Realty, Inc....................................     2,340       31,450
    Columbia Property Trust, Inc...........................   455,229   10,219,891
    Community Healthcare Trust, Inc........................    15,725      467,347
    Condor Hospitality Trust, Inc..........................     5,385       57,296
    CorePoint Lodging, Inc.................................   157,361    2,576,000
    CoreSite Realty Corp...................................   126,839   11,905,109
    Corporate Office Properties Trust......................   393,619   10,171,115
#   Cousins Properties, Inc................................ 1,547,017   12,855,712
    Crown Castle International Corp........................ 1,552,985  168,871,589
    CubeSmart..............................................   685,041   19,852,488
    CyrusOne, Inc..........................................   358,420   19,078,697
    DiamondRock Hospitality Co.............................   775,687    8,105,929
    Digital Realty Trust, Inc..............................   771,189   79,632,955
    Douglas Emmett, Inc....................................   593,926   21,494,182
    Duke Realty Corp....................................... 1,332,947   36,749,349
    Easterly Government Properties, Inc....................   210,574    3,826,130
    EastGroup Properties, Inc..............................   130,890   12,537,953
    Empire State Realty Trust, Inc., Class A...............   519,748    8,243,203
    EPR Properties.........................................   273,687   18,813,244
    Equinix, Inc...........................................   296,276  112,211,572
*   Equity Commonwealth....................................   454,546   13,536,380
    Equity LifeStyle Properties, Inc.......................   315,544   29,878,861
    Equity Residential..................................... 1,371,715   89,106,606
    Essex Property Trust, Inc..............................   244,949   61,428,310
    Extra Space Storage, Inc...............................   471,935   42,502,466
    Federal Realty Investment Trust........................   274,076   33,999,128
    First Industrial Realty Trust, Inc.....................   463,129   14,218,060
    Forest City Realty Trust, Inc., Class A................   744,444   18,730,211
    Four Corners Property Trust, Inc.......................   243,233    6,343,517
#   Franklin Street Properties Corp........................   388,191    2,701,809

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
UNITED STATES -- (Continued)
    Front Yard Residential Corp............................    67,325 $    624,103
    Gaming and Leisure Properties, Inc.....................   751,732   25,325,851
    Getty Realty Corp......................................   129,028    3,461,821
    Gladstone Commercial Corp..............................   108,742    2,065,011
#   Global Medical REIT, Inc...............................    46,687      427,653
    Global Net Lease, Inc..................................   258,101    5,226,552
#   Government Properties Income Trust.....................   375,826    3,318,544
    HCP, Inc............................................... 1,735,270   47,806,688
#   Healthcare Realty Trust, Inc...........................   460,093   12,818,191
    Healthcare Trust of America, Inc., Class A.............   752,061   19,749,122
#   Hersha Hospitality Trust...............................   155,245    2,726,102
    Highwoods Properties, Inc..............................   380,852   16,239,529
    Hospitality Properties Trust...........................   605,330   15,508,555
    Host Hotels & Resorts, Inc............................. 2,763,423   52,809,014
    Hudson Pacific Properties, Inc.........................   583,811   17,689,473
#   Independence Realty Trust, Inc.........................   306,171    3,034,156
#   Industrial Logistics Properties Trust..................    23,643      510,452
    Investors Real Estate Trust............................   461,810    2,507,628
    Invitation Homes, Inc..................................   907,695   19,860,364
#   Iron Mountain, Inc..................................... 1,012,781   31,001,226
#   JBG SMITH Properties...................................   402,186   15,073,913
    Kilroy Realty Corp.....................................   385,200   26,532,576
#   Kimco Realty Corp...................................... 1,557,614   25,062,009
#   Kite Realty Group Trust................................   324,174    5,134,916
    Lamar Advertising Co., Class A.........................   309,099   22,663,139
    LaSalle Hotel Properties...............................   420,952   13,895,626
    Lexington Realty Trust.................................   837,310    6,505,899
    Liberty Property Trust.................................   539,340   22,582,166
#   Life Storage, Inc......................................   171,597   16,157,574
    LTC Properties, Inc....................................   153,621    6,570,370
#   Macerich Co. (The).....................................   438,759   22,648,740
    Mack-Cali Realty Corp..................................   330,243    6,703,933
    MedEquities Realty Trust, Inc..........................    39,422      326,020
#   Medical Properties Trust, Inc.......................... 1,341,493   19,934,586
    MGM Growth Properties LLC, Class A.....................   265,561    7,512,721
    Mid-America Apartment Communities, Inc.................   420,765   41,112,901
    Monmouth Real Estate Investment Corp...................   296,989    4,442,955
#   National Health Investors, Inc.........................   155,038   11,389,091
    National Retail Properties, Inc........................   574,764   26,870,217
    National Storage Affiliates Trust......................   205,017    5,459,603
    New Senior Investment Group, Inc.......................   314,979    1,801,680
    NexPoint Residential Trust, Inc........................    48,857    1,741,263
    NorthStar Realty Europe Corp...........................   196,720    2,639,982
#   Omega Healthcare Investors, Inc........................   737,221   24,586,320
    One Liberty Properties, Inc............................    47,576    1,233,646
    Outfront Media, Inc....................................   486,444    8,619,788
    Paramount Group, Inc...................................   793,782   11,343,145
    Park Hotels & Resorts, Inc.............................   736,467   21,409,096
#   Pebblebrook Hotel Trust................................   264,473    8,915,385
#   Pennsylvania Real Estate Investment Trust..............   258,441    2,313,047
    Physicians Realty Trust................................   669,831   11,105,798
    Piedmont Office Realty Trust, Inc., Class A............   539,041    9,713,519
    Plymouth Industrial REIT, Inc..........................     1,268       17,752
#   Prologis, Inc.......................................... 2,340,726  150,906,610
    PS Business Parks, Inc.................................    75,625    9,876,625
    Public Storage.........................................   587,056  120,622,396
#   QTS Realty Trust, Inc., Class A........................   189,689    7,268,882
#   Ramco-Gershenson Properties Trust......................   302,640    4,019,059
#   Realty Income Corp..................................... 1,083,114   65,279,281

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                              Shares       Value>>
                                                            ----------- --------------
UNITED STATES -- (Continued)
    Regency Centers Corp...................................     564,643 $   35,775,755
#   Retail Opportunity Investments Corp....................     436,308      7,674,658
    Retail Properties of America, Inc., Class A............     824,235     10,113,363
*   Retail Value, Inc......................................      57,740      1,617,307
    Rexford Industrial Realty, Inc.........................     317,689     10,061,211
    RLJ Lodging Trust......................................     646,292     12,563,913
    Ryman Hospitality Properties, Inc......................     170,070     13,195,731
#   Sabra Health Care REIT, Inc............................     656,452     14,212,186
    Saul Centers, Inc......................................      35,169      1,679,671
*   SBA Communications Corp................................     424,333     68,814,083
    Select Income REIT.....................................     260,911      4,933,827
    Senior Housing Properties Trust........................     875,675     14,072,097
#   Seritage Growth Properties.............................      80,917      3,076,464
    Simon Property Group, Inc..............................   1,170,435    214,798,231
#   SITE Centers Corp......................................     551,183      6,851,211
    SL Green Realty Corp...................................     347,980     31,756,655
    Sotherly Hotels, Inc...................................      13,308         92,757
    Spirit MTA REIT........................................     177,950      1,905,844
    Spirit Realty Capital, Inc.............................   1,775,441     13,883,949
    STAG Industrial, Inc...................................     380,153     10,058,848
    STORE Capital Corp.....................................     678,503     19,696,942
    Summit Hotel Properties, Inc...........................     399,967      4,607,620
    Sun Communities, Inc...................................     316,253     31,773,939
    Sunstone Hotel Investors, Inc..........................     839,515     12,147,782
#   Tanger Factory Outlet Centers, Inc.....................     364,440      8,112,434
    Taubman Centers, Inc...................................     224,866     12,369,879
#   Terreno Realty Corp....................................     212,811      7,965,516
    Tier REIT, Inc.........................................     160,206      3,471,664
    UDR, Inc...............................................     996,243     39,042,763
    UMH Properties, Inc....................................     123,870      1,775,057
#*  Uniti Group, Inc.......................................     614,094     11,753,759
    Universal Health Realty Income Trust...................      44,342      2,842,322
    Urban Edge Properties..................................     438,875      8,992,549
    Urstadt Biddle Properties, Inc.........................       6,002        102,514
    Urstadt Biddle Properties, Inc., Class A...............     112,334      2,236,570
    Ventas, Inc............................................   1,334,360     77,446,254
    VEREIT, Inc............................................   3,563,432     26,119,957
    Vornado Realty Trust...................................     638,707     43,483,173
#   Washington Prime Group, Inc............................     722,286      4,622,630
    Washington Real Estate Investment Trust................     303,383      8,455,284
    Weingarten Realty Investors............................     448,502     12,611,876
    Welltower, Inc.........................................   1,382,296     91,328,297
#   Wheeler Real Estate Investment Trust, Inc..............      24,530         81,685
    Whitestone REIT........................................     151,936      2,045,059
    WP Carey, Inc..........................................     395,900     26,133,359
    Xenia Hotels & Resorts, Inc............................     408,468      8,394,017
                                                                        --------------
TOTAL UNITED STATES........................................              3,536,061,375
                                                                        --------------
AFFILIATED INVESTMENT COMPANIES -- (52.1%)
UNITED STATES -- (52.1%)
    Investment in DFA International Real Estate Securities
      Portfolio DFA Investment Dimensions Group Inc........ 532,858,368  2,584,363,087
    Investment in DFA Real Estate Securities Portfolio DFA
      Investment Dimensions Group Inc......................  39,691,988  1,355,084,462
                                                                        --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.......              3,939,447,549
                                                                        --------------
TOTAL INVESTMENT SECURITIES................................              7,475,508,924
                                                                        --------------

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                               Shares       Value+
                                                              --------- --------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  DFA Short Term Investment Fund......................... 7,695,331 $   89,034,975
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $7,012,251,248)......................................           $7,564,543,899
                                                                        ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            Investments in Securities (Market Value)
                                                        -------------------------------------------------
                                                           Level 1       Level 2   Level 3     Total
                                                        -------------- ----------- ------- --------------
Common Stocks
   United States....................................... $3,536,061,375          --   --    $3,536,061,375
Affiliated Investment Companies........................  3,939,447,549          --   --     3,939,447,549
Securities Lending Collateral..........................             -- $89,034,975   --        89,034,975
                                                        -------------- -----------   --    --------------
TOTAL.................................................. $7,475,508,924 $89,034,975   --    $7,564,543,899
                                                        ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares     Value>>
                                                            ---------- -----------
COMMON STOCKS -- (93.4%)
AUSTRALIA -- (6.9%)
    Accent Group, Ltd......................................  1,297,904 $ 1,148,584
#   Ainsworth Game Technology, Ltd.........................    617,457     447,485
#*  Alkane Resources, Ltd..................................    260,946      41,604
    Alliance Aviation Services, Ltd........................      7,343      12,414
    Ansell, Ltd............................................    406,751   6,705,822
#   AP Eagers, Ltd.........................................      2,082      10,835
    Ardent Leisure Group...................................  1,253,210   1,425,564
#   ARQ Group, Ltd.........................................    339,568     527,571
#   Asaleo Care, Ltd.......................................  2,693,892   1,336,486
    Ausdrill, Ltd.......................................... 11,708,319  14,271,517
#   Austal, Ltd............................................  2,590,940   3,293,332
#*  Australian Agricultural Co., Ltd.......................  7,950,085   7,455,074
#   Australian Pharmaceutical Industries, Ltd.............. 10,530,412  11,438,062
    Australian Vintage, Ltd................................     39,336      15,492
#   Automotive Holdings Group, Ltd.........................  5,061,420   6,490,691
#   AVJennings, Ltd........................................    518,650     222,383
    Baby Bunting Group, Ltd................................     19,098      29,807
    Bank of Queensland, Ltd................................    318,611   2,184,045
    Beach Energy, Ltd...................................... 45,213,376  56,317,617
#*  Beadell Resources, Ltd.................................  5,703,970     228,291
    Bell Financial Group, Ltd..............................     50,283      36,012
#*  Blue Sky Alternative Investments, Ltd..................     95,426      81,955
    Brickworks, Ltd........................................    596,576   7,143,050
#   BWX, Ltd...............................................     33,776      61,023
#   Cabcharge Australia, Ltd...............................  1,823,019   2,668,500
    Capitol Health, Ltd....................................    995,467     194,769
*   Cardno, Ltd............................................    819,378     590,572
    Cedar Woods Properties, Ltd............................    438,124   1,645,448
    Cleanaway Waste Management, Ltd........................ 49,762,479  63,613,217
    Collins Foods, Ltd.....................................    363,558   1,651,327
#*  Cooper Energy, Ltd.....................................  1,119,849     369,279
    CSR, Ltd............................................... 11,874,404  29,787,253
*   Decmil Group, Ltd......................................  2,820,301   1,529,623
    Domain Holdings Australia, Ltd.........................  3,741,171   6,581,603
    Donaco International, Ltd..............................    144,071      15,831
#*  Doray Minerals, Ltd....................................  1,807,952     456,198
    Downer EDI, Ltd........................................ 12,098,311  59,564,303
#   Eclipx Group, Ltd......................................  2,591,165   4,458,247
#*  Energy Resources of Australia, Ltd.....................    368,886      89,193
#*  Energy World Corp., Ltd................................    677,220      79,361
    EQT Holdings, Ltd......................................     43,666     694,325
    Estia Health, Ltd......................................  4,186,422   6,068,105
    EVENT Hospitality and Entertainment, Ltd...............  1,285,535  12,228,843
    Fairfax Media, Ltd..................................... 13,673,394   6,222,710
    Fleetwood Corp., Ltd. (6341855)........................    986,265   1,554,105
    FlexiGroup, Ltd........................................  5,241,340   5,711,473
#   G8 Education, Ltd......................................  4,105,688   5,974,139
#   Genworth Mortgage Insurance Australia, Ltd.............  6,019,701   9,614,215
#   Global Construction Services, Ltd......................    195,231      88,515
    GrainCorp, Ltd., Class A...............................  5,925,749  34,640,364
    Grange Resources, Ltd..................................  2,173,419     341,269
#   Greencross, Ltd........................................  1,086,034   3,488,317
#   Harvey Norman Holdings, Ltd............................  3,613,418   8,179,757
    Healthscope, Ltd....................................... 20,597,161  30,902,568
*   Horizon Oil, Ltd.......................................  3,358,998     343,716
#   HT&E, Ltd..............................................  3,665,648   5,051,343
    Huon Aquaculture Group, Ltd............................      2,694       8,657

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
AUSTRALIA -- (Continued)
#   IMF Bentham, Ltd.......................................  1,832,561 $ 3,839,760
#   Independence Group NL.................................. 10,705,721  30,731,650
#   IOOF Holdings, Ltd.....................................  3,625,380  17,534,908
#   iSelect, Ltd...........................................     91,185      42,162
#   iSentia Group, Ltd.....................................     57,009       9,929
    IVE Group, Ltd.........................................    138,380     200,240
#   Japara Healthcare, Ltd.................................  1,836,532   1,464,667
    K&S Corp., Ltd.........................................     85,482      82,374
*   Kingsgate Consolidated, Ltd............................  1,085,116     127,121
*   Lemarne Corp, Ltd......................................      5,585       1,760
#   MACA, Ltd..............................................  4,386,462   3,742,513
*   Macmahon Holdings, Ltd.................................  6,796,808   1,133,085
    MaxiTRANS Industries, Ltd..............................  4,060,453   1,554,760
#*  Mayne Pharma Group, Ltd................................ 21,627,997  17,200,195
    McPherson's, Ltd.......................................  2,294,890   2,267,809
*   Medusa Mining, Ltd.....................................  1,401,840     322,621
#   Metals X, Ltd..........................................  1,657,944     547,985
#   Metcash, Ltd........................................... 24,405,916  47,700,290
    Michael Hill International, Ltd........................     13,999       6,495
    Mineral Resources, Ltd.................................    920,535   9,340,569
#   Monash IVF Group, Ltd..................................    936,896     601,561
#   Money3 Corp., Ltd......................................  1,975,423   2,285,264
#   Mortgage Choice, Ltd...................................    310,077     265,447
#   Motorcycle Holdings, Ltd...............................      9,645      17,898
#   Mount Gibson Iron, Ltd.................................  9,911,331   3,796,715
    MYOB Group, Ltd........................................    557,105   1,332,273
    MyState, Ltd...........................................    577,864   1,883,301
    Navigator Global Investments, Ltd......................  1,507,488   4,795,898
#*  NetComm Wireless, Ltd..................................    113,573      53,535
    New Hope Corp., Ltd....................................    325,148     762,567
#   Nine Entertainment Co. Holdings, Ltd................... 11,783,012  14,151,088
*   NRW Holdings, Ltd......................................  7,094,417   9,317,362
#   Nufarm, Ltd............................................  4,247,193  17,175,096
    OZ Minerals, Ltd.......................................  8,363,043  53,648,495
    Pact Group Holdings, Ltd...............................     76,186     188,334
*   Panoramic Resources, Ltd...............................    179,028      52,775
    Paragon Care, Ltd......................................    731,381     357,470
    Peet, Ltd..............................................  2,342,650   1,837,127
#*  Perseus Mining, Ltd.................................... 14,742,344   3,778,474
    Pioneer Credit, Ltd....................................     88,249     191,457
*   PMP, Ltd...............................................     80,082      11,065
    Premier Investments, Ltd...............................  2,253,573  26,273,958
#   Primary Health Care, Ltd...............................  7,040,827  13,254,907
*   Prime Media Group, Ltd.................................  2,080,604     382,609
    QMS Media, Ltd.........................................    343,804     226,605
#   Qube Holdings, Ltd.....................................  5,359,566   9,319,959
#*  Quintis, Ltd...........................................  5,342,275     260,435
#*  Ramelius Resources, Ltd................................  6,101,430   1,797,108
    RCR Tomlinson, Ltd.....................................  2,056,023   1,322,926
    Reject Shop, Ltd. (The)................................    363,944     570,340
#   Resolute Mining, Ltd................................... 20,482,375  15,142,044
#   Retail Food Group, Ltd.................................  1,339,855     351,230
    Ridley Corp., Ltd......................................  6,818,808   7,013,131
    Ruralco Holdings, Ltd..................................    202,846     415,859
    RXP Services, Ltd......................................     44,884      14,660
#   Select Harvests, Ltd...................................  1,793,256   6,571,795
#   Servcorp, Ltd..........................................    164,716     410,510
    Service Stream, Ltd....................................    833,741     940,239
#   Seven Group Holdings, Ltd..............................  2,795,536  35,317,033

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
AUSTRALIA -- (Continued)
    Seven West Media, Ltd.................................. 18,232,156 $ 10,104,694
#   Sigma Healthcare, Ltd..................................  9,157,424    3,382,183
#*  Silver Lake Resources, Ltd.............................  7,637,378    2,800,972
#   Sims Metal Management, Ltd.............................  4,420,219   35,443,997
    Southern Cross Media Group, Ltd........................ 10,816,714    8,763,849
    Star Entertainment Grp, Ltd. (The).....................    252,832      852,590
*   Sundance Energy Australia, Ltd......................... 26,990,533    1,598,105
    Sunland Group, Ltd.....................................  4,200,389    4,598,842
#   Super Retail Group, Ltd................................    988,290    5,068,171
#*  Superloop, Ltd.........................................    186,984      230,769
#   Tassal Group, Ltd......................................  4,586,230   13,431,081
#*  Troy Resources, Ltd....................................  2,453,547      167,656
#   Villa World, Ltd.......................................  2,816,263    4,012,123
#*  Village Roadshow, Ltd..................................  2,852,479    4,592,743
#*  Virgin Australia Holdings, Ltd......................... 21,587,777    3,061,926
#   Virtus Health, Ltd.....................................  1,093,149    3,896,065
    Vita Group, Ltd........................................    264,287      195,047
#*  Vocus Group, Ltd.......................................  6,582,662   16,062,902
*   Watpac, Ltd............................................  1,793,402    1,177,127
    Webster, Ltd...........................................     63,484       71,935
    Western Areas, Ltd.....................................  2,958,837    4,729,563
#*  Westgold Resources, Ltd................................    803,226      627,187
    WorleyParsons, Ltd.....................................  6,620,294   68,475,245
    WPP AUNZ, Ltd..........................................  7,025,233    2,792,979
                                                                       ------------
TOTAL AUSTRALIA............................................             995,409,055
                                                                       ------------
AUSTRIA -- (1.0%)
    Agrana Beteiligungs AG.................................    378,287    7,536,462
    Austria Technologie & Systemtechnik AG.................    493,733   11,695,217
    EVN AG.................................................    258,412    4,516,958
#   Lenzing AG.............................................      1,640      148,763
    Mayr Melnhof Karton AG.................................     37,261    4,715,871
    Oberbank AG............................................     42,502    4,284,482
#   POLYTEC Holding AG.....................................     24,411      251,650
#   Porr AG................................................     24,578      665,384
    Raiffeisen Bank International AG.......................     17,276      470,836
#*  Semperit AG Holding....................................      9,602      158,595
    Strabag SE.............................................    377,561   13,275,403
#   UBM Development AG.....................................      8,011      343,100
#   UNIQA Insurance Group AG...............................  1,988,923   18,575,241
    Vienna Insurance Group AG Wiener Versicherung Gruppe...    483,330   12,835,599
    Wienerberger AG........................................  2,643,351   60,799,719
#*  Zumtobel Group AG......................................    100,540      911,692
                                                                       ------------
TOTAL AUSTRIA..............................................             141,184,972
                                                                       ------------
BELGIUM -- (1.3%)
    Ackermans & van Haaren NV..............................    387,382   60,988,429
*   AGFA-Gevaert NV........................................  1,553,580    6,936,209
    Banque Nationale de Belgique...........................      3,579   10,459,829
    Barco NV...............................................    123,156   14,023,352
#   Bekaert SA.............................................    755,053   16,307,298
    Cie d'Entreprises CFE..................................     15,005    1,591,007
    Cie Immobiliere de Belgique SA.........................     40,283    2,342,370
#   Deceuninck NV..........................................  1,497,577    3,497,992
    D'ieteren SA...........................................    486,625   19,246,591
#   Euronav NV.............................................  2,466,153   22,964,071
    EVS Broadcast Equipment SA.............................     55,732    1,238,881
#*  Exmar NV...............................................     98,260      662,356

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
BELGIUM -- (Continued)
    Gimv NV................................................   147,169 $  7,850,985
    Jensen-Group NV........................................    30,808    1,081,250
#*  Nyrstar NV.............................................     5,680       10,259
#   Ontex Group NV.........................................    63,357    1,214,329
    Orange Belgium SA......................................   134,234    2,410,617
*   Oxurion NV.............................................   209,137    1,122,298
    Recticel SA............................................   940,909    7,319,760
    Roularta Media Group NV................................    24,951      430,810
    Sioen Industries NV....................................    88,360    2,144,088
    Sipef NV...............................................    80,567    4,699,297
*   Tessenderlo Group SA...................................   192,771    6,786,087
                                                                      ------------
TOTAL BELGIUM..............................................            195,328,165
                                                                      ------------
CANADA -- (7.8%)
#   Acadian Timber Corp....................................    37,201      482,091
#*  Advantage Oil & Gas, Ltd............................... 1,020,178    2,286,091
    Aecon Group, Inc....................................... 1,357,522   19,520,598
#*  Africa Oil Corp........................................   286,213      263,069
    AGF Management, Ltd., Class B..........................   809,194    3,313,119
#   AGT Food & Ingredients, Inc............................       973       12,964
    AKITA Drilling, Ltd., Class A..........................     4,912       16,566
*   Alacer Gold Corp....................................... 7,669,548   12,525,754
    Alamos Gold, Inc., Class A............................. 5,724,423   22,872,471
#   Alaris Royalty Corp....................................   560,030    8,184,874
#   Alcanna, Inc...........................................   743,261    5,307,192
    Algoma Central Corp....................................   253,310    2,293,635
#*  Argonaut Gold, Inc..................................... 4,096,583    4,014,275
*   Arrow Exploration Corp.................................    65,824       35,001
#*  Asanko Gold, Inc.......................................   356,429      273,458
#*  Athabasca Oil Corp..................................... 3,912,657    3,804,323
*   ATS Automation Tooling Systems, Inc....................   406,565    5,979,033
#   AutoCanada, Inc........................................    39,285      298,118
*   B2Gold Corp............................................ 1,214,064    2,997,233
#*  Baytex Energy Corp..................................... 7,754,272   15,844,881
#*  Bellatrix Exploration, Ltd.............................    58,053       49,390
    Birchcliff Energy, Ltd................................. 6,914,667   21,797,917
*   Black Diamond Group, Ltd............................... 1,025,429    2,422,488
#*  BlackPearl Resources, Inc.............................. 3,800,351    3,464,181
#   Bonavista Energy Corp..................................   645,360      612,784
#   Bonterra Energy Corp...................................   766,136    8,618,994
#*  Calfrac Well Services, Ltd.............................   216,200      742,318
    Canaccord Genuity Group, Inc........................... 2,194,403   11,501,675
#*  Canacol Energy, Ltd....................................   517,466    1,450,454
#   Canadian Western Bank.................................. 1,765,270   41,059,339
    CanWel Building Materials Group, Ltd...................   118,766      436,650
#*  Capstone Mining Corp...................................   928,451      345,582
#   Cardinal Energy, Ltd................................... 3,061,981    9,047,898
    Cascades, Inc.......................................... 2,571,701   20,003,964
*   Celestica, Inc......................................... 2,436,436   25,281,413
*   Centerra Gold, Inc..................................... 6,759,581   26,392,378
    Cervus Equipment Corp..................................    32,493      288,536
#   Chesswood Group, Ltd...................................    61,200      464,887
#*  China Gold International Resources Corp., Ltd.......... 3,341,437    4,568,792
#*  Conifex Timber, Inc....................................    34,200       64,947
#*  Copper Mountain Mining Corp............................ 2,151,838    1,552,848
    Corus Entertainment, Inc., Class B.....................       193          727
#*  Crew Energy, Inc.......................................   450,206      424,061
*   Delphi Energy Corp.....................................   826,680      357,938
*   Detour Gold Corp....................................... 3,551,285   26,193,913

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
CANADA -- (Continued)
    Dorel Industries, Inc., Class B........................    766,321 $12,527,045
*   DREAM Unlimited Corp., Class A.........................    349,605   1,925,357
*   Dundee Precious Metals, Inc............................  2,071,437   5,412,848
#   ECN Capital Corp.......................................  2,119,321   5,618,467
    E-L Financial Corp., Ltd...............................      3,959   2,442,554
#*  Eldorado Gold Corp.....................................  2,862,841   1,913,707
    Element Fleet Management Corp..........................    703,441   4,141,189
#   Enerflex, Ltd..........................................  2,101,238  25,346,697
#   Ensign Energy Services, Inc............................  2,324,719   9,059,067
#   Equitable Group, Inc...................................    292,684  13,450,858
    Exco Technologies, Ltd.................................    145,440   1,019,721
#   Firm Capital Mortgage Investment Corp..................      8,505      83,212
*   Fortuna Silver Mines, Inc..............................    635,336   2,413,065
*   Frontera Energy Corp...................................     58,567     764,314
*   GASFRAC Energy Services, Inc...........................     42,951           4
*   Gear Energy, Ltd.......................................    636,464     406,115
    Genesis Land Development Corp..........................     29,263      73,799
#   Genworth MI Canada, Inc................................  1,455,448  47,772,348
*   Gran Tierra Energy, Inc................................  7,039,812  21,550,718
#   Granite Oil Corp.......................................    197,848     180,347
    Guardian Capital Group, Ltd., Class A..................     45,537     833,983
*   Guyana Goldfields, Inc.................................    236,800     318,384
*   Heroux-Devtek, Inc.....................................    254,725   2,410,934
    High Arctic Energy Services, Inc.......................    300,400     807,791
#   High Liner Foods, Inc..................................    200,800   1,291,941
#*  Home Capital Group, Inc................................  1,172,050  11,618,559
    Horizon North Logistics, Inc...........................  1,933,466   3,803,925
#   Hudbay Minerals, Inc...................................  3,745,498  14,709,427
#   Hudson's Bay Co........................................    340,079   2,188,058
*   IAMGOLD Corp........................................... 11,962,751  41,073,823
*   Indigo Books & Music, Inc..............................        800       8,386
*   Interfor Corp..........................................    432,659   4,785,229
*   Intertain Group, Ltd. (The)............................     55,250     477,606
#*  Ivanhoe Mines, Ltd., Class A...........................    291,053     548,301
*   Kelt Exploration, Ltd..................................        730       3,374
*   Kingsway Financial Services, Inc.......................    176,610     468,205
*   Knight Therapeutics, Inc...............................    272,679   1,628,058
    KP Tissue, Inc.........................................      6,800      36,984
#   Laurentian Bank of Canada..............................  1,606,899  50,729,403
#*  Leagold Mining Corp....................................     37,200      41,256
    Linamar Corp...........................................    431,549  17,869,069
    Magellan Aerospace Corp................................     18,900     272,779
*   Major Drilling Group International, Inc................    496,326   1,756,906
*   Manitok Energy, Inc....................................      2,810           0
    Martinrea International, Inc...........................  2,197,039  19,008,906
#*  MEG Energy Corp........................................  8,523,149  68,174,833
    Melcor Developments, Ltd...............................     71,324     758,507
    Mountain Province Diamonds, Inc........................      7,100      11,973
    Nevsun Resources, Ltd..................................  5,093,536  22,634,499
#*  New Gold, Inc..........................................        206         164
    North American Construction Group, Ltd.................    283,366   3,019,959
*   NuVista Energy, Ltd....................................    705,028   2,838,428
#*  Obsidian Energy, Ltd...................................  1,638,236   1,194,657
#   OceanaGold Corp........................................ 10,991,046  31,642,724
#   Osisko Gold Royalties, Ltd.............................    397,577   3,044,230
#*  Painted Pony Energy, Ltd...............................  1,179,002   1,871,787
    Pan American Silver Corp...............................    245,521   3,616,280
#*  Paramount Resources, Ltd., Class A.....................    999,332   7,302,649
#   Peyto Exploration & Development Corp...................    978,553   7,983,333

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
CANADA -- (Continued)
    Pizza Pizza Royalty Corp...............................    158,500 $    1,014,968
    Polaris Infrastructure, Inc............................    122,707        996,421
#*  Precision Drilling Corp................................ 11,598,729     28,017,743
#*  Premier Gold Mines, Ltd................................     62,600         81,790
#   Pulse Seismic, Inc.....................................    276,061        473,924
#   Quarterhill, Inc.......................................  1,908,232      2,377,227
#*  Rb Energy, Inc.........................................    238,050            238
    Reitmans Canada, Ltd., Class A.........................    564,151      1,628,451
#   Rocky Mountain Dealerships, Inc........................    333,015      2,580,237
#*  Sabina Gold & Silver Corp..............................     85,007         92,339
#*  Sandstorm Gold, Ltd....................................  2,060,689      7,623,195
#*  SEMAFO, Inc............................................  4,327,922      9,468,203
#*  Sherritt International Corp............................  4,006,114      1,704,147
#*  Sierra Wireless, Inc...................................    331,973      5,984,063
*   Sonde Resources Corp...................................    463,104            509
#*  Source Energy Services, Ltd............................     61,000        109,818
*   Southern Pacific Resource Corp.........................    156,000             16
#   Sprott, Inc............................................     83,740        191,468
*   SSR Mining, Inc........................................  3,086,064     30,240,589
#*  STEP Energy Services, Ltd..............................    158,535        449,190
    Stuart Olson, Inc......................................    385,632      1,455,878
    Supremex, Inc..........................................      3,794          8,617
#   Surge Energy, Inc......................................  7,184,451     11,133,184
#*  Tahoe Resources, Inc...................................  1,659,995      3,921,595
*   Tamarack Valley Energy, Ltd............................  3,160,631      8,523,104
*   Taseko Mines, Ltd......................................    277,387        189,638
*   Teranga Gold Corp......................................  2,537,175      6,957,500
#   Tidewater Midstream and Infrastructure, Ltd............    761,640        827,335
#   Timbercreek Financial Corp.............................    595,571      4,080,710
    TMX Group, Ltd.........................................    308,203     19,382,526
    TORC Oil & Gas, Ltd....................................  5,206,372     21,395,778
*   Torex Gold Resources, Inc..............................    746,875      6,802,409
    Total Energy Services, Inc.............................    366,985      2,656,666
    TransAlta Corp.........................................  6,498,220     34,306,376
    Transcontinental, Inc., Class A........................    522,841      8,606,453
#   TransGlobe Energy Corp.................................    561,331      1,313,304
#*  Trevali Mining Corp....................................     26,507          9,866
#*  Trican Well Service, Ltd...............................  6,254,624      8,552,032
#*  Trinidad Drilling, Ltd.................................  7,004,938      8,832,996
#   Uni-Select, Inc........................................    135,884      2,236,778
#   Vermilion Energy, Inc..................................     83,495      2,214,156
    WestJet Airlines, Ltd..................................     33,472        487,670
#   Whitecap Resources, Inc................................  9,868,194     48,274,655
    Yamana Gold, Inc....................................... 14,919,935     33,887,049
#*  Yellow Pages, Ltd......................................     10,549         63,785
                                                                       --------------
TOTAL CANADA...............................................             1,133,510,158
                                                                       --------------
CHINA -- (0.0%)
*   GCL New Energy Holdings, Ltd...........................    660,000         21,996
                                                                       --------------
DENMARK -- (1.5%)
    Alm Brand A.S..........................................  2,102,397     17,606,181
    Brodrene Hartmann A.S..................................     34,333      1,630,949
*   D/S Norden A.S.........................................     15,682        216,592
    DFDS A.S...............................................    157,706      6,749,892
#   FLSmidth & Co. A.S.....................................    307,968     16,159,242
#*  H+H International A.S., Class B........................     10,219        168,042
    Harboes Bryggeri A.S., Class B.........................     25,276        300,552
    Jyske Bank A.S.........................................  1,638,653     66,907,755

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
DENMARK -- (Continued)
    Matas A.S..............................................   317,506 $  3,066,556
*   Nilfisk Holding A.S....................................    29,119    1,142,986
#*  NKT A.S................................................    79,294    1,491,515
    Parken Sport & Entertainment A.S.......................     3,027       35,112
    Per Aarsleff Holding A.S...............................   448,127   14,656,478
#   Ringkjoebing Landbobank A.S............................    39,619    2,013,680
    Scandinavian Tobacco Group A.S., Class A...............   212,636    3,225,919
    Schouw & Co., A.S......................................   300,412   24,530,901
    Solar A.S., Class B....................................    20,567    1,101,773
    Spar Nord Bank A.S..................................... 1,769,211   14,659,545
    Sydbank A.S............................................ 1,794,814   41,455,322
*   TK Development A.S.....................................   631,112      558,798
*   TORM P.L.C.............................................    71,460      420,105
    United International Enterprises.......................     6,918    1,553,650
                                                                      ------------
TOTAL DENMARK..............................................            219,651,545
                                                                      ------------
FINLAND -- (2.5%)
#   Ahlstrom-Munksjo Oyj...................................   274,901    4,285,275
    Aktia Bank Oyj.........................................   227,331    2,214,061
    Apetit Oyj.............................................    41,771      470,685
    Aspo Oyj...............................................    34,279      356,542
    Atria Oyj..............................................   253,248    2,426,669
    Cargotec Oyj, Class B.................................. 1,057,436   43,949,277
    Cramo Oyj..............................................   904,465   17,241,342
    Digia Oyj..............................................     6,012       19,370
    Finnair Oyj............................................ 1,750,444   13,149,165
    Fiskars Oyj Abp........................................   104,199    1,921,175
    HKScan Oyj, Class A....................................   578,809    1,252,500
#   Huhtamaki Oyj..........................................    30,552      856,600
    Kemira Oyj............................................. 2,841,551   34,851,296
    Kesko Oyj, Class A.....................................    37,734    2,117,807
    Kesko Oyj, Class B..................................... 1,725,545  100,776,263
#   Konecranes Oyj.........................................   690,912   24,742,208
    Metsa Board Oyj........................................ 4,896,319   42,820,881
    Oriola Oyj, Class B....................................   185,466      566,507
#   Outokumpu Oyj.......................................... 8,234,488   34,516,456
#*  Outotec Oyj............................................    58,616      226,716
#   Pihlajalinna Oyj.......................................     5,050       51,416
    Raisio Oyj, Class V.................................... 1,995,218    6,120,004
    Sanoma Oyj............................................. 1,099,922   12,393,365
    SRV Group Oyj..........................................    18,155       46,028
#*  Stockmann Oyj Abp (5462393), Class B...................    39,170      133,695
    Teleste Oyj............................................     2,628       18,747
#   YIT Oyj................................................ 2,379,788   13,554,066
                                                                      ------------
TOTAL FINLAND..............................................            361,078,116
                                                                      ------------
FRANCE -- (3.9%)
    Actia Group............................................   251,092    1,201,900
#*  Air France-KLM......................................... 1,327,087   12,830,522
    AKWEL..................................................    97,729    1,946,264
    Albioma SA.............................................   395,448    7,683,761
#   Altamir................................................   343,540    6,011,849
    Antalis International SAS..............................     8,444       10,765
    Assystem...............................................    57,677    1,675,982
    Aubay..................................................    21,183      753,799
    Axway Software SA......................................    20,197      319,778
    Bigben Interactive.....................................   123,376    1,085,164
    Bonduelle SCA..........................................   259,463    9,203,574

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
FRANCE -- (Continued)
#*  Bourbon Corp...........................................     4,620 $    27,015
    Burelle SA.............................................     6,736   7,164,668
#   Casino Guichard Perrachon SA...........................   858,601  37,866,648
*   Cegedim SA.............................................    29,687     742,270
*   CGG SA................................................. 3,779,472   9,142,616
    Chargeurs SA...........................................   235,818   5,093,771
    Cie des Alpes..........................................   185,829   5,670,074
*   Coface SA..............................................   702,402   7,019,197
    Derichebourg SA........................................ 1,628,326   7,833,539
    Dom Security...........................................     7,042     407,876
#   Elior Group SA.........................................   227,975   3,279,262
    Elis SA................................................ 1,689,794  34,073,303
    Eramet.................................................   116,471  10,721,911
    Esso SA Francaise......................................    24,456     964,105
*   Etablissements Maurel et Prom..........................   584,239   2,702,681
#   Europcar Mobility Group................................    75,821     717,460
    Eutelsat Communications SA............................. 1,752,598  35,498,151
    Exel Industries, Class A...............................       131      10,031
    Fleury Michon SA.......................................    24,197   1,250,577
*   Fnac Darty SA (V7VQL46)................................    56,920   4,046,660
#   Gaumont SA.............................................    15,421   2,174,340
    Gevelot SA.............................................     3,747     792,344
#   GL Events..............................................   248,205   5,306,355
    Groupe Crit............................................     4,871     325,626
    Groupe Open............................................    21,600     526,479
    Guerbet................................................     5,978     379,203
#   Imerys SA..............................................     7,523     463,741
    IPSOS..................................................   677,895  18,051,336
    Jacquet Metal Service SA...............................   289,870   6,003,732
#   Korian SA..............................................   910,513  35,874,192
    Lagardere SCA..........................................   636,387  17,395,464
    Laurent-Perrier........................................     1,935     198,393
    LISI...................................................   173,392   5,050,224
    Manitou BF SA..........................................    40,821   1,149,545
    Manutan International..................................    29,016   1,941,029
    Mersen SA..............................................   318,345  10,502,458
    Mr Bricolage SA........................................   102,356   1,176,127
    Neopost SA.............................................   737,578  23,705,466
#   Nexans SA..............................................   588,699  16,988,839
    Nexity SA..............................................   507,750  24,281,051
    NRJ Group..............................................     5,322      46,969
#*  Pierre & Vacances SA...................................   119,782   2,652,342
    Plastivaloire..........................................   139,230   1,739,690
    PSB Industries SA......................................    19,042     989,834
#   Rallye SA..............................................    56,369     625,689
    Rexel SA............................................... 7,270,089  92,674,113
    Rothschild & Co........................................   247,594   9,865,787
    Samse SA...............................................       151      21,028
    Savencia SA............................................   133,933   9,829,778
    Seche Environnement SA.................................    36,922   1,089,866
*   Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco...............................................    72,641   4,107,293
*   SRP Groupe SA..........................................    30,354     144,247
*   Stallergenes Greer P.L.C...............................       905      27,748
#*  Ste Industrielle d'Aviation Latecoere SA............... 1,206,348   4,650,878
    Sword Group............................................    61,513   2,351,573
    Television Francaise 1................................. 1,478,615  15,039,217
    Total Gabon............................................     6,579   1,044,985
    Vicat SA...............................................   314,071  16,878,358
    Vilmorin & Cie SA......................................    81,706   4,866,152

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
FRANCE -- (Continued)
    Vranken-Pommery Monopole SA............................    61,516 $  1,671,560
                                                                      ------------
TOTAL FRANCE...............................................            559,558,224
                                                                      ------------
GERMANY -- (5.9%)
*   A.S. Creation Tapeten..................................    15,490      224,590
    Aareal Bank AG......................................... 2,002,927   74,511,427
    Adler Modemaerkte AG...................................     7,843       29,900
#*  ADVA Optical Networking SE............................. 1,202,871    9,826,474
    Allgeier SE............................................    57,850    2,103,172
    Aurubis AG............................................. 1,192,453   72,381,298
#   Bauer AG...............................................   302,237    5,043,132
    BayWa AG...............................................   328,203    9,557,688
    Bertrandt AG...........................................     2,064      170,806
    Bijou Brigitte AG......................................    29,884    1,243,071
#   Bilfinger SE...........................................   362,287   15,781,670
    Borussia Dortmund GmbH & Co. KGaA...................... 1,601,895   17,343,523
    CENTROTEC Sustainable AG...............................   115,577    1,631,770
    comdirect bank AG......................................   127,858    1,513,905
#   Corestate Capital Holding SA...........................    65,778    2,838,971
    CropEnergies AG........................................   378,936    1,689,106
    Deutsche Beteiligungs AG...............................   211,783    8,661,227
    Deutsche Pfandbriefbank AG............................. 2,355,268   31,274,387
    Deutz AG............................................... 3,122,692   23,225,767
#*  Dialog Semiconductor P.L.C.............................   511,756   13,495,618
    DMG Mori AG............................................   213,222   10,311,877
    Draegerwerk AG & Co. KGaA..............................    50,961    2,484,576
    Eckert & Ziegler AG....................................    56,911    3,148,139
    Elmos Semiconductor AG.................................   293,775    6,109,265
#   ElringKlinger AG.......................................   398,782    3,378,324
*   Euromicron AG..........................................    12,080       76,845
    First Sensor AG........................................    28,086      534,101
    Francotyp-Postalia Holding AG, Class A.................     2,708       11,478
    Freenet AG.............................................   551,869   12,413,115
#*  Gerry Weber International AG...........................   205,142      673,975
    Gesco AG...............................................    89,876    2,808,054
    H&R GmbH & Co. KGaA....................................   175,300    1,333,532
    Hamburger Hafen und Logistik AG........................    22,962      486,406
#   Hapag-Lloyd AG.........................................    32,006    1,183,445
#*  Heidelberger Druckmaschinen AG......................... 3,681,269    8,528,001
    Hella GmbH & Co KGaA...................................   146,300    6,843,376
    Hornbach Baumarkt AG...................................    82,812    2,202,476
    Hornbach Holding AG & Co. KGaA.........................    20,237    1,337,406
    Indus Holding AG.......................................   319,134   17,424,452
    Isra Vision AG.........................................    52,629    2,257,547
    Jenoptik AG............................................   509,646   15,426,461
#   K+S AG................................................. 3,812,044   70,987,786
    Kloeckner & Co. SE..................................... 2,801,521   23,559,225
    KSB SE & Co. KGaA......................................     5,771    1,986,319
    KWS Saat SE............................................    12,071    4,100,822
    Lanxess AG.............................................   286,688   17,745,332
    Leifheit AG............................................    90,367    1,615,473
#   Leoni AG...............................................   867,948   31,684,020
#*  Manz AG................................................    14,703      464,984
    Mediclin AG............................................   647,471    4,220,702
#   METRO AG...............................................   706,211   10,623,740
    MLP SE................................................. 1,224,534    7,063,680
    Nexus AG...............................................   150,660    4,113,164
*   Nordex SE.............................................. 1,090,836   10,134,288
    OSRAM Licht AG.........................................   262,512   10,636,105

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
GERMANY -- (Continued)
    Paragon GmbH & Co. KGaA................................        949 $     27,618
    Patrizia Immobilien AG.................................    116,796    2,007,770
    PNE AG.................................................  1,261,594    3,452,911
    Progress-Werk Oberkirch AG.............................      5,898      196,225
#   QSC AG.................................................  2,227,645    3,923,681
    Rheinmetall AG.........................................    804,102   69,589,950
    RHOEN-KLINIKUM AG......................................    591,339   14,946,581
#   SAF-Holland SA.........................................    382,687    5,577,428
    Salzgitter AG..........................................  1,317,634   52,663,113
#   SHW AG.................................................    100,857    2,529,430
#   Sixt Leasing SE........................................     62,457      903,707
    Sixt SE................................................     41,824    4,251,625
    SMA Solar Technology AG................................    124,021    2,894,044
    Software AG............................................    110,119    4,929,990
#   Suedzucker AG..........................................  1,540,676   23,858,887
#*  SUESS MicroTec SE......................................    374,456    4,771,131
    Surteco Group SE.......................................     92,268    2,051,324
    Takkt AG...............................................    114,818    1,950,420
#*  Tele Columbus AG.......................................     74,981      263,868
#*  Tom Tailor Holding SE..................................    471,800    1,801,064
#   Traffic Systems SE.....................................        586       10,836
    Uniper SE..............................................    460,903   13,300,909
#   VERBIO Vereinigte BioEnergie AG........................    435,890    2,564,542
    Vossloh AG.............................................     37,294    1,725,389
    VTG AG.................................................    322,798   19,316,358
#   Wacker Chemie AG.......................................      5,249      468,864
    Wacker Neuson SE.......................................    723,117   16,058,526
    Wuestenrot & Wuerttembergische AG......................     52,535    1,063,047
    Zeal Network SE........................................     46,714    1,134,244
                                                                       ------------
TOTAL GERMANY..............................................             848,689,475
                                                                       ------------
GREECE -- (0.0%)
*   Tropea Holding SA......................................      4,581        1,946
                                                                       ------------
HONG KONG -- (2.8%)
    Aeon Credit Service Asia Co., Ltd......................    380,000      317,635
    Alco Holdings, Ltd.....................................  1,326,000      184,890
    Allied Group, Ltd......................................  2,033,000   10,960,270
#   Allied Properties HK, Ltd.............................. 37,878,372    8,132,643
    APAC Resources, Ltd....................................    123,032       17,624
*   Applied Development Holdings, Ltd......................  1,705,000      126,307
    APT Satellite Holdings, Ltd............................  3,140,625    1,007,076
    Asia Financial Holdings, Ltd...........................  4,718,106    2,539,345
    Asia Pacific Silk Road Investment Co., Ltd.............  1,280,000       10,610
    Asia Standard Hotel Group, Ltd.........................  6,064,077      266,578
#   Asia Standard International Group, Ltd................. 11,287,503    2,123,663
    Associated International Hotels, Ltd...................  1,531,000    4,293,516
*   BeijingWest Industries International, Ltd..............    136,000       13,914
    BOE Varitronix, Ltd....................................  1,491,000      431,185
#   Bright Smart Securities & Commodities Group, Ltd.......    430,000       81,522
    CCT Fortis Holdings, Ltd...............................  3,622,000      333,145
    Century City International Holdings, Ltd............... 27,055,300    2,387,792
*   Champion Technology Holdings, Ltd......................    216,597        9,804
    Chen Hsong Holdings....................................  2,120,000      619,854
    Cheuk Nang Holdings, Ltd...............................  4,778,346    2,903,770
    Chevalier International Holdings, Ltd..................  2,760,858    3,935,545
    China Flavors & Fragrances Co., Ltd....................  4,173,291    1,409,263
*   China Shandong Hi-Speed Financial Group, Ltd...........    378,000       11,937
*   China Soft Power Technology Holdings, Ltd..............  1,442,000        9,048

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
HONG KONG -- (Continued)
*   China Star Entertainment, Ltd..........................   7,510,000 $   585,696
#*  China Strategic Holdings, Ltd..........................  16,815,000     122,487
#   Chinese Estates Holdings, Ltd..........................   1,313,000   1,235,752
    Chinney Investments, Ltd...............................   1,148,000     357,371
#   Chong Hing Bank, Ltd...................................     419,000     706,163
    Chow Sang Sang Holdings International, Ltd.............     832,000   1,349,278
    Chuang's China Investments, Ltd........................  27,924,415   1,690,047
    Chuang's Consortium International, Ltd.................  23,541,520   4,272,831
    CITIC Telecom International Holdings, Ltd..............  20,760,000   6,518,883
    CNQC International Holdings, Ltd.......................   4,947,500   1,067,091
    CNT Group, Ltd.........................................   1,680,000      74,294
#   Cowell e Holdings, Inc.................................      93,000      10,673
    CSI Properties, Ltd.................................... 123,915,476   4,846,671
*   CST Group, Ltd.........................................   3,292,200       9,682
    CW Group Holdings, Ltd.................................   1,696,500      49,974
    Dah Sing Banking Group, Ltd............................   8,275,088  15,746,892
    Dah Sing Financial Holdings, Ltd.......................   3,822,556  20,519,293
    Dickson Concepts International, Ltd....................   1,179,000     511,986
    Dynamic Holdings, Ltd..................................      62,000      49,876
    Eagle Nice International Holdings, Ltd.................   2,706,000   1,087,270
    EcoGreen International Group, Ltd......................   2,111,840     423,512
    Emperor Capital Group, Ltd.............................  43,188,000   2,042,769
    Emperor Entertainment Hotel, Ltd.......................  11,255,000   2,025,607
    Emperor International Holdings, Ltd....................  34,712,333   8,503,987
    Emperor Watch & Jewellery, Ltd.........................  81,070,000   3,207,961
#*  Esprit Holdings, Ltd...................................   1,949,200     443,756
    Far East Consortium International, Ltd.................  29,054,774  13,677,116
#*  FIH Mobile, Ltd........................................     115,000      10,725
    First Pacific Co., Ltd.................................  22,090,000   9,885,425
*   First Shanghai Investments, Ltd........................     224,000      12,900
    Fountain SET Holdings, Ltd.............................   8,538,000   1,124,453
*   Freeman FinTech Corp., Ltd............................. 237,320,000   1,305,692
    Future Bright Holdings, Ltd............................     174,000      17,555
#   Get Nice Financial Group, Ltd..........................   4,153,324     451,825
#   Get Nice Holdings, Ltd.................................  84,024,999   2,577,351
#*  Global Brands Group Holding, Ltd....................... 129,406,000   7,188,877
    Glorious Sun Enterprises, Ltd..........................   2,768,000     293,914
    Gold Peak Industries Holdings, Ltd.....................   7,973,907     780,032
    Golden Resources Development International, Ltd........  12,045,000     691,979
*   Good Resources Holdings, Ltd...........................     250,000       6,159
    Goodbaby International Holdings, Ltd...................     929,000     288,282
    Great Eagle Holdings, Ltd..............................   3,284,591  14,999,734
*   G-Resources Group, Ltd.................................  10,509,000      67,236
    Guangnan Holdings, Ltd.................................   5,734,000     660,674
#   Guotai Junan International Holdings, Ltd...............   1,144,000     208,001
#   Haitong International Securities Group, Ltd............  38,025,789  12,464,028
    Hanison Construction Holdings, Ltd.....................   7,248,724   1,250,992
*   Hao Tian Development Group, Ltd........................   4,266,133     132,000
    Harbour Centre Development, Ltd........................   2,204,000   3,976,245
    High Fashion International, Ltd........................     366,000      80,725
    HKR International, Ltd.................................  20,070,157   9,571,146
    Hon Kwok Land Investment Co., Ltd......................   7,146,935   3,395,694
    Hong Kong Ferry Holdings Co., Ltd......................   2,388,000   2,413,514
*   Hong Kong Finance Investment Holding Group, Ltd........     392,000      50,101
#   Hong Kong International Construction Investment
      Management Group Co., Ltd............................   2,034,000     573,216
    Hongkong & Shanghai Hotels, Ltd. (The).................   7,888,061  10,885,220
    Hongkong Chinese, Ltd..................................  20,663,100   2,369,516
    Hopewell Holdings, Ltd.................................   7,221,500  22,313,012

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
HONG KONG -- (Continued)
#*  Hsin Chong Group Holdings, Ltd......................... 25,756,000 $   215,456
*   Huan Yue Interactive Holdings, Ltd.....................  1,405,000     154,879
    Hung Hing Printing Group, Ltd..........................  7,893,275   1,158,472
#   Hutchison Telecommunications Hong Kong Holdings, Ltd... 23,354,000   8,620,918
    IPE Group, Ltd......................................... 10,775,000   1,456,311
*   IRC, Ltd...............................................  8,912,000      91,434
    ITC Properties Group, Ltd..............................  1,201,511     343,887
    Johnson Electric Holdings, Ltd.........................    286,000     641,508
    Kader Holdings Co., Ltd................................    256,000      31,762
    Keck Seng Investments..................................  2,818,000   2,213,917
    Kerry Logistics Network, Ltd...........................  3,082,500   4,888,549
#   Kowloon Development Co., Ltd........................... 10,117,277  10,421,917
    Kwoon Chung Bus Holdings, Ltd..........................    148,000      81,178
    Lai Sun Development Co., Ltd...........................  7,077,133  10,266,311
#   Lai Sun Garment International, Ltd.....................  7,924,492  10,133,375
*   Landing International Development, Ltd.................     67,200      14,015
    Langham Hospitality Investments and Langham
      Hospitality Investments, Ltd.........................    985,000     350,424
*   Lerado Financial Group Co., Ltd........................    658,400       1,998
    Lippo China Resources, Ltd.............................  8,298,000     174,256
    Lippo, Ltd.............................................  4,619,500   1,577,182
    Liu Chong Hing Investment, Ltd.........................  4,334,000   6,346,661
    Luks Group Vietnam Holdings Co., Ltd...................  1,064,642     284,016
    Lung Kee Bermuda Holdings..............................    598,000     256,574
    Magnificent Hotel Investment, Ltd...................... 38,616,600     889,537
#*  Mason Group Holdings, Ltd.............................. 15,620,400     283,077
#*  Master Glory Group, Ltd................................  4,572,496      10,495
    Ming Fai International Holdings, Ltd...................  2,592,000     328,788
    Miramar Hotel & Investment.............................  2,199,000   3,809,088
    Modern Dental Group, Ltd...............................    986,000     164,170
#*  Mongolian Mining Corp.................................. 20,270,000     422,765
    Nameson Holdings, Ltd..................................    360,000      32,757
    Nanyang Holdings, Ltd..................................     98,850     666,066
    National Electronics Hldgs.............................  4,835,648     679,324
*   Neo-Neon Holdings, Ltd.................................    298,000      24,379
*   NewOcean Energy Holdings, Ltd.......................... 17,922,000   6,504,582
    Oriental Watch Holdings................................  4,856,000   1,074,119
*   Pacific Andes International Holdings, Ltd.............. 88,958,890     310,825
    Pacific Basin Shipping, Ltd............................ 84,969,000  18,617,680
    Paliburg Holdings, Ltd................................. 11,071,041   4,048,236
*   Pan Asia Environmental Protection Group, Ltd...........  2,034,000     396,882
    PC Partner Group, Ltd..................................    406,000     149,722
    Playmates Holdings, Ltd................................ 30,957,000   4,031,095
    Playmates Toys, Ltd....................................    188,000      15,346
    Pokfulam Development Co................................    236,000     513,959
    Polytec Asset Holdings, Ltd............................ 16,259,190   1,367,607
    Public Financial Holdings, Ltd.........................  3,240,444   1,309,403
*   PYI Corp., Ltd......................................... 18,274,086     270,189
    Regal Hotels International Holdings, Ltd...............  8,894,623   4,792,406
*   Regent Pacific Group, Ltd..............................  7,730,000     232,124
    Safety Godown Co., Ltd.................................    140,000     235,941
#   SEA Holdings, Ltd......................................  2,351,368   2,681,166
#   Shenwan Hongyuan HK, Ltd...............................    815,000     165,346
    Shun Ho Property Investments, Ltd......................    271,173      90,881
    Shun Tak Holdings, Ltd................................. 32,694,546  10,462,038
    Singamas Container Holdings, Ltd....................... 30,008,000   4,825,131
    Sitoy Group Holdings, Ltd..............................  4,220,000   1,401,284
*   Solartech International Holdings, Ltd..................    580,000      57,900
    Soundwill Holdings, Ltd................................  1,547,000   2,025,207

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
HONG KONG -- (Continued)
*   South China Holdings Co., Ltd..........................  30,297,751 $    838,672
#   Stella International Holdings, Ltd.....................     577,000      577,202
#*  Summit Ascent Holdings, Ltd............................   3,274,000      401,006
    Sun Hung Kai & Co., Ltd................................  10,143,688    4,574,654
#   TAI Cheung Holdings, Ltd...............................   4,652,000    4,337,857
#   Tai United Holdings, Ltd...............................     245,700        8,798
    Tan Chong International, Ltd...........................   3,879,000    1,236,533
    Tao Heung Holdings, Ltd................................     293,000       49,390
    Tern Properties Co., Ltd...............................     146,000       78,634
#   Texwinca Holdings, Ltd.................................   4,302,000    1,465,279
    Tian Teck Land, Ltd....................................     638,000      692,160
    Transport International Holdings, Ltd..................     483,076    1,201,320
*   Trinity, Ltd...........................................   2,332,000       93,952
    Tsui Wah Holdings, Ltd.................................      34,000        3,206
#   United Laboratories International Holdings, Ltd. (The).   6,342,000    4,407,493
    Upbest Group, Ltd......................................   4,920,000      654,555
    Vantage International Holdings, Ltd....................   3,602,000      267,035
    Vedan International Holdings, Ltd......................   6,036,000      592,554
    Victory City International Holdings, Ltd...............  79,964,231    1,174,937
#   VSTECS Holdings, Ltd...................................   7,476,000    3,548,708
    Wai Kee Holdings, Ltd..................................     346,000      162,328
    Wang On Group, Ltd..................................... 105,860,000      987,857
    Win Hanverky Holdings, Ltd.............................     340,000       28,652
*   Winfull Group Holdings, Ltd............................     728,000       10,441
    Wing On Co. International, Ltd.........................   2,625,500    8,710,761
#   Wing Tai Properties, Ltd...............................   2,506,749    1,666,695
    Wong's International Holdings, Ltd.....................      70,000       22,843
    Wong's Kong King International.........................     300,000       39,867
                                                                        ------------
TOTAL HONG KONG............................................              413,757,981
                                                                        ------------
IRELAND -- (0.2%)
    C&C Group P.L.C........................................   3,209,587   11,929,313
*   Cairn Homes P.L.C......................................      16,000       25,627
    FBD Holdings P.L.C.....................................     110,129    1,336,872
    Kingspan Group P.L.C...................................      39,110    1,699,238
*   Permanent TSB Group Holdings P.L.C.....................      84,844      182,246
    Smurfit Kappa Group P.L.C..............................     635,439   20,658,508
                                                                        ------------
TOTAL IRELAND..............................................               35,831,804
                                                                        ------------
ISRAEL -- (0.7%)
#   Albaad Massuot Yitzhak, Ltd............................      14,144      148,105
    Alrov Properties and Lodgings, Ltd.....................       2,559       78,403
    Ashtrom Group, Ltd.....................................      45,692      193,331
    Ashtrom Properties, Ltd................................      60,963      254,020
*   Azorim-Investment Development & Construction Co., Ltd..     556,739      494,874
    Carasso Motors, Ltd....................................      11,480       58,858
*   Clal Biotechnology Industries, Ltd.....................     146,600      129,485
*   Clal Insurance Enterprises Holdings, Ltd...............     408,033    6,765,396
    Delek Group, Ltd.......................................       4,387      735,570
    Dexia Israel Bank, Ltd.................................         149       27,721
    Dor Alon Energy in Israel 1988, Ltd....................       2,098       29,150
#*  El Al Israel Airlines..................................     835,228      239,123
#   Electra Consumer Products 1970, Ltd....................      21,345      230,752
#*  Elron Electronic Industries, Ltd.......................     107,677      350,745
*   Equital, Ltd...........................................         399        9,961
    First International Bank Of Israel, Ltd................     598,382   12,885,908
#   Formula Systems 1985, Ltd..............................     112,580    4,371,335
    Fox Wizel, Ltd.........................................      32,986      625,592

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
ISRAEL -- (Continued)
    Hadera Paper, Ltd......................................      5,270 $    385,478
    Harel Insurance Investments & Financial Services, Ltd..  2,779,138   20,327,407
    Israel Discount Bank, Ltd., Class A....................  3,160,745   10,329,187
*   Israel Land Development Co., Ltd. (The)................      1,284       10,171
    Isras Investment Co., Ltd..............................      1,099      123,981
*   Jerusalem Oil Exploration..............................    208,266   11,957,415
    Kenon Holdings, Ltd....................................    134,258    2,142,164
    Meitav Dash Investments, Ltd...........................     68,963      206,357
    Menora Mivtachim Holdings, Ltd.........................    471,546    5,249,197
    Migdal Insurance & Financial Holding, Ltd..............  2,696,761    2,979,626
    Neto ME Holdings, Ltd..................................        823       67,834
    Oil Refineries, Ltd.................................... 23,525,953   11,183,342
    Paz Oil Co., Ltd.......................................     21,797    3,263,767
    Phoenix Holdings, Ltd. (The)...........................  1,191,459    6,591,763
    Plasson Industries, Ltd................................      1,316       62,103
#*  Shikun & Binui, Ltd....................................    230,038      438,216
    Summit Real Estate Holdings, Ltd.......................    354,122    3,188,245
#*  Union Bank of Israel...................................    485,299    2,180,225
                                                                       ------------
TOTAL ISRAEL...............................................             108,314,807
                                                                       ------------
ITALY -- (4.7%)
    A2A SpA................................................ 17,725,227   28,561,630
    ACEA SpA...............................................     69,184      908,224
*   Aeffe SpA..............................................    272,128      695,449
    Anima Holding SpA......................................    115,378      482,463
*   Arnoldo Mondadori Editore SpA..........................  2,567,154    4,429,685
    Ascopiave SpA..........................................     70,248      230,355
#*  Astaldi SpA............................................  1,204,247      762,231
    Autostrade Meridionali SpA.............................      1,006       27,542
    Avio SpA...............................................     18,461      240,107
#   Banca IFIS SpA.........................................    131,833    2,316,248
    Banca Popolare di Sondrio SCPA......................... 10,739,014   33,854,450
#   Banca Profilo SpA......................................  2,698,377      497,599
#   Banca Sistema SpA......................................    405,773      771,581
#*  Banco BPM SpA.......................................... 28,122,148   52,719,523
    Banco di Desio e della Brianza SpA.....................    423,435      867,441
#   BPER Banca............................................. 15,024,404   57,017,603
#   Buzzi Unicem SpA.......................................  2,509,081   48,179,888
    Cairo Communication SpA................................    747,254    2,362,086
    Cementir Holding SpA...................................  1,905,530   11,704,949
    CIR-Compagnie Industriali Riunite SpA.................. 10,333,005   10,982,267
    Credito Emiliano SpA...................................  1,437,583    8,573,246
#*  d'Amico International Shipping SA......................  5,194,117      517,379
    Danieli & C Officine Meccaniche SpA....................    298,417    5,577,185
    DeA Capital SpA........................................  2,241,835    3,262,384
    El.En. SpA.............................................     10,198      199,450
*   Elica SpA..............................................     84,509      181,364
    Emak SpA...............................................  1,025,859    1,420,231
    ERG SpA................................................  1,507,232   28,116,048
#   Esprinet SpA...........................................    712,128    3,127,821
#*  Eurotech SpA...........................................    892,656    3,806,859
*   Exprivia SpA...........................................    287,084      314,700
    Falck Renewables SpA...................................  4,336,502    8,760,742
*   Fincantieri SpA........................................  7,127,381   10,383,775
    FNM SpA................................................  3,400,666    1,938,478
#*  GEDI Gruppo Editoriale SpA.............................  2,306,486      932,373
    Hera SpA...............................................    529,704    1,461,917
#*  IMMSI SpA..............................................  4,589,351    2,186,042
#*  Intek Group SpA........................................  2,895,950    1,048,543

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
ITALY -- (Continued)
    Italmobiliare SpA......................................    176,094 $  3,885,229
    IVS Group SA...........................................     11,002      132,497
    La Doria SpA...........................................     54,839      596,414
    Leonardo SpA...........................................  1,693,697   18,360,854
    Massimo Zanetti Beverage Group SpA.....................     65,713      449,665
*   Openjobmetis SpA agenzia per il lavoro.................      1,979       18,112
#*  OVS SpA................................................    640,609    1,131,213
    Panariagroup Industrie Ceramiche SpA...................     18,733       48,742
    Parmalat SpA...........................................        165          508
    Piaggio & C SpA........................................    114,885      245,828
    Prima Industrie SpA....................................      5,933      146,258
    Reno de Medici SpA.....................................  2,863,186    2,806,194
#   Retelit SpA............................................  3,377,075    5,411,337
    Sabaf SpA..............................................     21,036      311,357
#*  Safilo Group SpA.......................................    322,082      601,144
*   Saipem SpA............................................. 14,429,357   78,910,260
#   Salini Impregilo SpA...................................  4,305,450    9,490,531
    Servizi Italia SpA.....................................     43,056      165,784
    Societa Cattolica di Assicurazioni SC..................  4,912,920   39,690,307
    Societa Iniziative Autostradali e Servizi SpA..........    800,231   11,274,320
#*  Sogefi SpA.............................................    249,845      444,445
    SOL SpA................................................     34,036      409,715
    TXT e-solutions SpA....................................      3,960       36,596
#   Unione di Banche Italiane SpA.......................... 26,691,605   81,467,010
    Unipol Gruppo SpA...................................... 12,632,436   50,839,143
#   UnipolSai Assicurazioni SpA............................ 16,465,248   35,947,741
                                                                       ------------
TOTAL ITALY................................................             682,241,062
                                                                       ------------
JAPAN -- (25.7%)
    77 Bank, Ltd. (The)....................................    519,100   10,722,307
    A&A Material Corp......................................      5,500       51,184
#   A&D Co., Ltd...........................................    233,900    1,698,136
    Achilles Corp..........................................    323,300    6,431,912
    ADEKA Corp.............................................  1,167,100   17,291,435
    Agro-Kanesho Co., Ltd..................................     16,600      366,481
    Ahresty Corp...........................................    628,800    3,990,763
    Aichi Bank, Ltd. (The).................................     70,400    2,686,563
#   Aichi Corp.............................................    176,200    1,045,427
    Aichi Steel Corp.......................................    289,500   10,233,963
    Aichi Tokei Denki Co., Ltd.............................     14,800      542,750
    Aida Engineering, Ltd..................................     13,800      113,556
    Aiphone Co., Ltd.......................................     91,900    1,195,414
    Airport Facilities Co., Ltd............................    590,000    3,145,409
    Airtech Japan, Ltd.....................................     18,400      117,999
    Aisan Industry Co., Ltd................................    997,130    7,465,922
    Akatsuki Corp..........................................     16,800       53,101
#*  Akebono Brake Industry Co., Ltd........................    404,900      814,235
    Akita Bank, Ltd. (The).................................    230,600    5,353,786
#   Alconix Corp...........................................    255,699    2,920,132
    Alinco, Inc............................................    115,100    1,041,686
    Alpen Co., Ltd.........................................    574,900    9,660,841
#   Alpha Corp.............................................    137,400    1,662,913
    Alpha Systems, Inc.....................................     17,360      413,351
#   Alpine Electronics, Inc................................  1,090,300   18,506,239
    Alps Logistics Co., Ltd................................    138,800    1,059,910
#   Altech Co., Ltd........................................     20,000       48,441
    Anabuki Kosan, Inc.....................................      1,800       47,911
    AOI Electronic Co., Ltd................................      7,500      243,310
    AOKI Holdings, Inc.....................................    703,222    9,262,174

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#   Aomori Bank, Ltd. (The)................................   401,000 $10,940,367
    Aoyama Trading Co., Ltd................................   958,999  29,013,037
    Arakawa Chemical Industries, Ltd.......................   433,200   6,085,321
    Araya Industrial Co., Ltd..............................    99,000   1,586,148
    Arcland Sakamoto Co., Ltd..............................   400,800   5,248,484
    Arcs Co., Ltd..........................................   144,900   3,501,401
    Arisawa Manufacturing Co., Ltd.........................   857,282   6,807,100
    Artnature, Inc.........................................   126,600     744,315
    Asahi Broadcasting Group Holdings Corp.................   160,000   1,088,876
    Asahi Diamond Industrial Co., Ltd......................   868,500   5,492,825
    Asahi Kogyosha Co., Ltd................................   103,124   2,996,919
    ASAHI YUKIZAI Corp.....................................   356,100   7,037,272
    Asanuma Corp...........................................    69,400   2,014,285
#   Ashimori Industry Co., Ltd.............................   132,299   2,188,804
    Asia Pile Holdings Corp................................   296,800   1,712,716
    ASKA Pharmaceutical Co., Ltd...........................   265,900   3,496,967
#   Asti Corp..............................................    65,100   1,103,759
    Asunaro Aoki Construction Co., Ltd.....................   573,800   5,107,935
    Atsugi Co., Ltd........................................    80,200     727,866
#   Awa Bank, Ltd. (The)...................................   699,920  19,047,281
    Bando Chemical Industries, Ltd.........................   361,600   4,182,790
    Bank of Iwate, Ltd. (The)..............................   229,100   8,726,512
#   Bank of Kochi, Ltd. (The)..............................    57,499     501,605
#   Bank of Nagoya, Ltd. (The).............................   110,370   3,487,187
    Bank of Okinawa, Ltd. (The)............................   335,640  11,193,923
    Bank of Saga, Ltd. (The)...............................   151,399   2,914,989
    Bank of the Ryukyus, Ltd...............................   949,300  10,796,912
#   Bank of Toyama, Ltd. (The).............................     1,700      56,574
    Belluna Co., Ltd.......................................   726,324   7,215,141
    Bunka Shutter Co., Ltd.................................   304,000   2,130,123
    CAC Holdings Corp......................................   191,600   1,707,202
    Canon Electronics, Inc.................................    98,800   1,805,583
    Carlit Holdings Co., Ltd...............................   278,700   2,220,046
    Cawachi, Ltd...........................................   550,500  10,216,937
    Central Glass Co., Ltd................................. 1,013,200  21,905,272
    Chiba Kogyo Bank, Ltd. (The)........................... 1,082,200   4,281,675
    Chilled & Frozen Logistics Holdings Co., Ltd...........     7,600      87,205
    Chino Corp.............................................    16,300     185,580
    Chiyoda Integre Co., Ltd...............................    98,900   1,986,017
    Chodai Co., Ltd........................................     2,600      19,699
    Chori Co., Ltd.........................................    28,000     461,222
    Chubu Shiryo Co., Ltd..................................   375,700   4,573,907
    Chudenko Corp..........................................   101,760   2,142,811
#   Chuetsu Pulp & Paper Co., Ltd..........................   152,300   2,033,205
    Chugoku Bank, Ltd. (The)...............................   115,700   1,038,974
#   Chugoku Marine Paints, Ltd............................. 1,179,100   9,470,835
    Chukyo Bank, Ltd. (The)................................   166,700   3,355,803
#   Chuo Gyorui Co., Ltd...................................    60,600   1,512,755
    Chuo Spring Co., Ltd...................................    92,700   2,876,159
    CI Takiron Corp........................................ 1,133,500   5,829,566
    Citizen Watch Co., Ltd................................. 2,445,400  14,075,625
    Cleanup Corp...........................................   625,300   3,813,158
#   CMK Corp............................................... 1,134,700   7,273,128
    COMSYS Holdings Corp...................................    49,417   1,375,289
    Corona Corp............................................   258,800   2,554,667
    Cosmos Initia Co., Ltd.................................     4,500      24,585
    Create Medic Co., Ltd..................................    16,000     156,081
    CTI Engineering Co., Ltd...............................   352,500   4,716,200
    Dai Nippon Toryo Co., Ltd..............................    16,200     163,574

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Dai-Dan Co., Ltd.......................................   272,300 $ 6,404,179
    Daido Kogyo Co., Ltd...................................   165,689   1,569,542
    Daido Metal Co., Ltd...................................   248,300   1,899,541
    Daido Steel Co., Ltd...................................   161,100   6,632,571
    Daidoh, Ltd............................................    98,000     310,994
#   Daihatsu Diesel Manufacturing Co., Ltd.................   246,200   1,457,181
    Daihen Corp............................................     7,700     180,489
    Daiho Corp.............................................   342,200   9,419,638
    Daiichi Jitsugyo Co., Ltd..............................   122,000   4,033,440
    Daiichi Kensetsu Corp..................................     2,700      40,028
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................     5,500      54,016
    Dai-ichi Seiko Co., Ltd................................   280,200   3,537,974
#   Daiki Aluminium Industry Co., Ltd......................   668,500   3,869,165
#   Daikoku Denki Co., Ltd.................................   121,600   1,729,752
    Daikyo, Inc............................................     1,200      31,496
#   Dainichi Co., Ltd......................................   233,400   1,536,576
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.   173,200   5,118,190
    Daishi Hokuetsu Financial Group, Inc...................   889,743  32,014,511
#   Daishinku Corp.........................................   182,300   1,799,944
    Daisue Construction Co., Ltd...........................    55,200     596,272
    Daito Bank, Ltd. (The).................................   375,500   3,071,165
    Daiwa Industries, Ltd..................................   242,800   2,554,597
#   DCM Holdings Co., Ltd.................................. 2,788,200  27,112,463
    Denki Kogyo Co., Ltd...................................     5,600     143,173
    Denyo Co., Ltd.........................................   256,500   3,870,308
    DKS Co., Ltd...........................................   186,400   4,088,207
#   DMW Corp...............................................    49,100     956,699
    Doutor Nichires Holdings Co., Ltd......................     3,000      53,313
    Dowa Holdings Co., Ltd.................................   236,500   6,882,914
#   DSB Co., Ltd...........................................   132,200     603,577
    Duskin Co., Ltd........................................   178,700   4,064,587
    DyDo Group Holdings, Inc...............................    41,300   2,096,412
#   Dynic Corp.............................................    43,600     323,571
    Eagle Industry Co., Ltd................................     4,500      52,433
    Ebara Jitsugyo Co., Ltd................................    12,100     201,827
#   EDION Corp............................................. 2,570,300  27,028,437
    Ehime Bank, Ltd. (The).................................   681,199   7,021,105
    Eidai Co., Ltd.........................................   453,000   1,886,908
    Eighteenth Bank, Ltd. (The)............................   399,600  10,879,398
    Eizo Corp..............................................   148,400   6,040,113
    Elematec Corp..........................................    61,800   1,316,481
    Endo Lighting Corp.....................................   212,800   1,473,621
#   Enomoto Co., Ltd.......................................    16,700     137,723
    Enplas Corp............................................    31,500     855,718
    ESPEC Corp.............................................   288,400   5,129,540
    ESTELLE Holdings Co., Ltd..............................     9,000      56,737
#   Excel Co., Ltd.........................................   210,800   3,593,727
    Exedy Corp.............................................   384,500   9,470,523
    Faith, Inc.............................................    22,960     275,299
    FALCO HOLDINGS Co., Ltd................................    46,400     684,185
    Fenwal Controls of Japan, Ltd..........................     7,300     102,516
    Ferrotec Holdings Corp.................................   117,300   1,064,616
    FIDEA Holdings Co., Ltd................................ 3,663,200   4,922,966
#   First Bank of Toyama, Ltd. (The).......................    50,100     187,363
    First Juken Co., Ltd...................................    86,600     919,568
    FJ Next Co., Ltd.......................................   348,200   2,579,556
    Foster Electric Co., Ltd...............................   437,400   6,391,730
    France Bed Holdings Co., Ltd...........................    45,000     380,156
    F-Tech, Inc............................................   324,400   3,169,807

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Fuji Co., Ltd..........................................    38,700 $   726,720
    Fuji Corp., Ltd........................................   380,700   2,908,458
    Fuji Die Co., Ltd......................................     4,400      31,984
    Fuji Oil Co., Ltd...................................... 1,213,500   4,645,927
    Fuji Oozx, Inc.........................................       600      20,257
    Fujicco Co., Ltd.......................................    20,200     463,615
    Fujikura Kasei Co., Ltd................................   451,100   2,528,320
    Fujikura Rubber, Ltd...................................   537,200   2,574,738
    Fujikura, Ltd.......................................... 3,086,500  13,314,600
#   Fujisash Co., Ltd......................................   766,100     644,804
    Fujishoji Co., Ltd.....................................   106,800     990,014
    Fujitsu Frontech, Ltd..................................   373,900   4,167,659
    FuKoKu Co., Ltd........................................   182,200   1,487,601
    Fukuda Corp............................................   109,400   4,503,452
    Fukui Bank, Ltd. (The).................................   229,500   4,341,764
#*  Fukushima Bank, Ltd. (The).............................   239,078   1,276,858
    Fukuyama Transporting Co., Ltd.........................   406,200  15,740,073
#   Furukawa Co., Ltd......................................   327,800   4,052,955
    Furuno Electric Co., Ltd...............................   658,800   7,812,345
    Furusato Industries, Ltd...............................   148,000   2,379,299
    Fuso Pharmaceutical Industries, Ltd....................    23,700     564,066
    Futaba Industrial Co., Ltd.............................   342,300   1,870,318
    Fuyo General Lease Co., Ltd............................   234,300  13,015,840
    Gakken Holdings Co., Ltd...............................    53,400   2,702,521
    Gecoss Corp............................................   347,600   3,313,786
#   Geo Holdings Corp......................................   451,700   6,881,265
    GL Sciences, Inc.......................................    11,200     152,113
    Glory, Ltd.............................................     6,900     160,676
#   Godo Steel, Ltd........................................   411,200   7,892,181
    Goldcrest Co., Ltd.....................................   400,030   6,264,189
    Grandy House Corp......................................   218,200     886,195
#   GSI Creos Corp.........................................   181,207   2,164,905
#   G-Tekt Corp............................................   447,000   6,308,683
    Gun-Ei Chemical Industry Co., Ltd......................   119,900   3,204,568
    Gunze, Ltd.............................................   318,700  14,133,768
    H2O Retailing Corp.....................................   884,639  13,744,815
#   Hagihara Industries, Inc...............................    30,700     455,384
    Hagiwara Electric Holdings Co., Ltd....................    99,600   2,622,665
    Hakuto Co., Ltd........................................   381,000   4,316,337
    Hanwa Co., Ltd.........................................   583,100  19,095,943
    Happinet Corp..........................................   114,900   1,744,436
    Harima Chemicals Group, Inc............................   405,600   3,439,299
    Haruyama Holdings, Inc.................................   261,200   2,062,294
    Heian Ceremony Service Co., Ltd........................     1,400      11,088
    Heiwa Corp.............................................   150,700   3,446,515
    Heiwa Real Estate Co., Ltd.............................   989,900  18,334,442
    Heiwado Co., Ltd.......................................   404,024  10,356,106
    Hibiya Engineering, Ltd................................   383,100   6,323,454
    HI-LEX Corp............................................    80,100   1,677,667
#   Hirakawa Hewtech Corp..................................    28,100     388,795
    Hiroshima Bank, Ltd. (The).............................   150,700     929,533
    Hisaka Works, Ltd......................................     6,700      64,073
    Hitachi Zosen Corp..................................... 3,348,519  12,725,749
#   Hodogaya Chemical Co., Ltd.............................    63,699   1,552,217
#   Hokkaido Coca-Cola Bottling Co., Ltd...................    89,199   2,940,007
    Hokkan Holdings, Ltd...................................   202,000   3,336,765
    Hokko Chemical Industry Co., Ltd.......................   554,000   2,617,488
    Hokkoku Bank, Ltd. (The)...............................   627,116  23,011,208
    Hokuetsu Corp.......................................... 4,090,174  19,537,770

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Hokuhoku Financial Group, Inc.......................... 1,696,000 $21,011,131
    Hokuriku Electric Industry Co., Ltd....................     9,700      98,706
    Hokuriku Electrical Construction Co., Ltd..............   112,700   1,011,521
#   H-One Co., Ltd.........................................   560,000   5,920,005
    Honeys Holdings Co., Ltd...............................   266,500   2,116,869
    Honshu Chemical Industry Co., Ltd......................    11,900     123,621
#   Hoosiers Holdings......................................   693,500   3,848,947
    Hosiden Corp...........................................   884,100   8,127,899
#   Howa Machinery, Ltd....................................    24,400     172,294
    Hurxley Corp...........................................     4,100      39,909
    Hyakugo Bank, Ltd. (The)............................... 1,832,355   6,732,381
    Hyakujushi Bank, Ltd. (The)............................   488,300  12,480,215
#   Ibiden Co., Ltd........................................ 1,838,300  22,699,619
    IBJ Leasing Co., Ltd...................................   317,500   7,971,608
#   Ichikawa Co., Ltd......................................    23,400     324,177
    Ichiken Co., Ltd.......................................     5,600     109,215
#   IDOM, Inc..............................................   245,700     827,157
    Iino Kaiun Kaisha, Ltd.................................   981,300   4,306,342
#   IJT Technology Holdings Co., Ltd.......................   379,960   2,355,627
#   IMAGICA GROUP, Inc.....................................    22,300     110,194
    Imasen Electric Industrial.............................   437,299   4,016,513
    Inaba Seisakusho Co., Ltd..............................    62,400     760,864
    Inabata & Co., Ltd..................................... 1,343,500  17,951,350
    Ines Corp..............................................   992,600  11,583,998
#   Innotech Corp..........................................   414,900   4,646,452
#   Intellex Co., Ltd......................................    34,000     233,473
#   I-O Data Device, Inc...................................   221,100   2,614,046
#   Ise Chemicals Corp.....................................     9,400     270,186
    Iseki & Co., Ltd.......................................   330,700   5,683,111
    Ishihara Chemical Co., Ltd.............................     1,000      19,289
*   Ishihara Sangyo Kaisha, Ltd............................   789,600   9,426,276
#   Ishizuka Glass Co., Ltd................................    58,999   1,152,093
    Itochu Enex Co., Ltd...................................   727,700   6,851,833
    Itochu-Shokuhin Co., Ltd...............................    54,400   2,533,445
    Itoki Corp............................................. 1,051,247   5,461,482
    IwaiCosmo Holdings, Inc................................   402,200   5,143,237
#   Iwaki & Co., Ltd.......................................   861,000   4,137,151
    Iwasaki Electric Co., Ltd..............................   211,200   2,780,985
    Iwatsu Electric Co., Ltd...............................   148,500   1,039,124
    Iyo Bank, Ltd. (The)...................................    55,200     327,400
    Jaccs Co., Ltd.........................................   433,500   8,127,218
    Jafco Co., Ltd.........................................   447,000  17,223,022
    Janome Sewing Machine Co., Ltd.........................   420,300   2,156,864
    Japan Asia Group, Ltd..................................   436,700   1,533,448
    Japan Cash Machine Co., Ltd............................    25,700     253,127
#*  Japan Display, Inc..................................... 3,028,299   2,927,036
#   Japan Electronic Materials Corp........................    44,200     297,418
    Japan Foundation Engineering Co., Ltd..................   290,600     929,441
    Japan Oil Transportation Co., Ltd......................    52,621   1,362,179
    Japan Pulp & Paper Co., Ltd............................   189,700   6,972,818
    Japan Transcity Corp...................................   995,600   3,898,395
    Japan Wool Textile Co., Ltd. (The).....................   889,700   7,024,611
    Jimoto Holdings, Inc................................... 1,048,300   1,370,634
    JK Holdings Co., Ltd...................................   161,500   1,036,361
    JMS Co., Ltd...........................................   385,743   1,963,062
#   Joban Kosan Co., Ltd...................................    21,200     323,496
    J-Oil Mills, Inc.......................................   256,400   8,837,564
    Joshin Denki Co., Ltd..................................    48,000   1,226,607
    JSP Corp...............................................     1,000      19,749

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Juki Corp..............................................    34,000 $   380,748
    Juroku Bank, Ltd. (The)................................   387,600   8,752,560
    JVC Kenwood Corp....................................... 3,053,630   7,549,984
    K&O Energy Group, Inc..................................   317,500   4,399,865
*   Kadokawa Dwango........................................ 1,001,917  10,002,902
    Kaga Electronics Co., Ltd..............................   418,700   9,377,101
    Kamei Corp.............................................   774,200   8,920,685
    Kanaden Corp...........................................   447,400   4,658,641
    Kanagawa Chuo Kotsu Co., Ltd...........................     6,400     212,666
    Kandenko Co., Ltd......................................   944,600   9,621,776
    Kanematsu Corp.........................................   820,500  10,535,159
*   Kansai Mirai Financial Group, Inc...................... 1,025,188   7,929,931
    Kasai Kogyo Co., Ltd...................................   142,500   1,313,799
#   Katakura & Co-op Agri Corp.............................    27,900     298,648
#   Katakura Industries Co., Ltd...........................   150,700   1,626,785
    Kato Sangyo Co., Ltd...................................    18,400     566,988
#   Kato Works Co., Ltd....................................   301,373   8,646,790
    KAWADA TECHNOLOGIES, Inc...............................   123,400   7,100,382
#   Kawagishi Bridge Works Co., Ltd........................    18,999     570,999
#*  Kawasaki Kisen Kaisha, Ltd.............................   695,900   9,273,215
#   Kawasumi Laboratories, Inc.............................   360,720   2,162,033
    Keihanshin Building Co., Ltd...........................   304,400   2,241,244
#   Keihin Co., Ltd........................................    43,200     566,699
    Keihin Corp............................................ 1,158,700  22,814,723
    Keiyo Bank, Ltd. (The)................................. 2,183,000  15,918,777
    Keiyo Co., Ltd.........................................   217,000   1,073,950
    KEL Corp...............................................    38,300     329,417
#   Kimoto Co., Ltd........................................    68,200     135,061
    Kimura Unity Co., Ltd..................................     9,500      96,532
    King Co., Ltd..........................................    26,700     107,939
#*  Kinki Sharyo Co., Ltd. (The)...........................     9,500     191,163
    Kintetsu World Express, Inc............................    48,500     754,582
    Kissei Pharmaceutical Co., Ltd.........................   195,200   5,608,844
    Kitagawa Corp..........................................   198,500   4,659,900
    Kita-Nippon Bank, Ltd. (The)...........................   175,000   3,898,596
#   Kitano Construction Corp...............................   103,227   3,468,748
    Kitz Corp..............................................   513,800   4,094,081
    Kiyo Bank, Ltd. (The).................................. 1,247,700  18,490,455
    Koa Corp...............................................    84,489   1,169,225
    Koatsu Gas Kogyo Co., Ltd..............................   153,400   1,115,927
    Kohnan Shoji Co., Ltd..................................   914,400  22,877,287
    Kohsoku Corp...........................................    15,800     145,626
    Koike Sanso Kogyo Co., Ltd.............................       300       6,749
*   Kojima Co., Ltd........................................   537,000   2,365,632
    Kokuyo Co., Ltd........................................   582,311   9,192,739
#   KOMAIHALTEC, Inc.......................................    69,200   1,331,503
    Komatsu Matere Co., Ltd................................   431,200   3,563,447
    Komatsu Wall Industry Co., Ltd.........................   164,000   3,013,357
    Komehyo Co., Ltd.......................................   108,600   1,487,898
    Komeri Co., Ltd........................................   471,500  12,218,749
    Komori Corp............................................   254,900   2,758,490
    Konaka Co., Ltd........................................   348,503   1,542,830
    Konishi Co., Ltd.......................................   372,500   5,219,515
    Konoike Transport Co., Ltd.............................   289,900   4,383,969
    Kosaido Co., Ltd.......................................   159,600     648,397
    Krosaki Harima Corp....................................    52,400   3,465,350
    KRS Corp...............................................   125,000   2,814,306
    KU Holdings Co., Ltd...................................   256,100   2,103,808
    Kumiai Chemical Industry Co., Ltd......................   116,800     727,056

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Kunimine Industries Co., Ltd...........................    16,400 $   140,921
    Kurabo Industries, Ltd.................................   615,800  14,864,946
    Kureha Corp............................................   290,300  18,656,065
    Kurimoto, Ltd..........................................   254,000   3,798,872
#   KYB Corp...............................................   193,900   4,651,008
#   Kyodo Printing Co., Ltd................................   212,700   5,340,468
#   Kyoei Steel, Ltd.......................................   673,700  12,203,943
    Kyokuto Boeki Kaisha, Ltd..............................    68,900   1,217,800
    Kyokuto Kaihatsu Kogyo Co., Ltd........................   916,250  13,080,317
    KYORIN Holdings, Inc...................................   279,500   6,104,138
    Kyoritsu Printing Co., Ltd.............................   176,000     402,319
    Kyosan Electric Manufacturing Co., Ltd.................   856,000   3,992,079
    Kyowa Electronic Instruments Co., Ltd..................   300,000   1,076,230
    Kyowa Leather Cloth Co., Ltd...........................   367,600   2,768,023
    Kyushu Financial Group, Inc............................ 1,674,095   7,387,822
    Kyushu Leasing Service Co., Ltd........................     6,000      37,030
    Leopalace21 Corp....................................... 2,108,000   8,780,812
    Lonseal Corp...........................................    11,400     190,491
#   Look Holdings, Inc.....................................   231,399   2,355,188
    Macnica Fuji Electronics Holdings, Inc.................   824,650  11,921,788
    Maeda Corp.............................................   149,100   1,684,779
    Maeda Road Construction Co., Ltd.......................   493,800   8,994,036
#   Maezawa Industries, Inc................................    96,000     341,893
    Maezawa Kasei Industries Co., Ltd......................   157,400   1,566,267
    Maezawa Kyuso Industries Co., Ltd......................   146,300   2,359,886
    Makino Milling Machine Co., Ltd........................   493,500  18,781,635
    Mars Group Holdings Corp...............................    23,000     474,108
    Marubun Corp...........................................   523,400   3,602,180
    Marudai Food Co., Ltd..................................   656,400  10,689,102
    Marufuji Sheet Piling Co., Ltd.........................     1,800      39,837
    Maruka Machinery Co., Ltd..............................    52,400   1,101,757
#   Maruyama Manufacturing Co., Inc........................    44,300     641,690
*   Maruzen CHI Holdings Co., Ltd..........................    59,400     183,509
    Maruzen Showa Unyu Co., Ltd............................   309,400   8,182,003
    Matsuda Sangyo Co., Ltd................................   157,800   1,959,145
    Matsui Construction Co., Ltd...........................   430,700   3,149,609
    Max Co., Ltd...........................................    13,000     175,018
    Maxell Holdings, Ltd...................................   788,100  10,042,500
    Maxvalu Nishinihon Co., Ltd............................     9,600     159,070
    Maxvalu Tokai Co., Ltd.................................   107,700   2,376,516
    Meidensha Corp.........................................     5,000      70,834
    Meiji Shipping Co., Ltd................................    16,100      54,356
    Meisei Industrial Co., Ltd.............................   467,200   3,531,044
    Meiwa Corp.............................................   420,500   1,616,673
    Meiwa Estate Co., Ltd..................................   357,500   1,983,829
#   Michinoku Bank, Ltd. (The).............................   130,000   2,059,071
    Mikuni Corp............................................   536,800   2,943,775
    Mimasu Semiconductor Industry Co., Ltd.................   305,200   4,006,231
    Ministop Co., Ltd......................................   100,200   1,850,106
    Miraial Co., Ltd.......................................    46,400     422,133
#   Mirait Holdings Corp...................................   953,930  15,402,911
    Misawa Homes Co., Ltd..................................   522,600   3,926,920
    Mitani Corp............................................    35,900   1,712,551
    Mitani Sangyo Co., Ltd.................................     6,700      19,112
    Mito Securities Co., Ltd...............................   831,400   2,405,587
    Mitsuba Corp...........................................   167,399   1,318,099
    Mitsubishi Kakoki Kaisha, Ltd..........................    20,600     305,858
#   Mitsubishi Logistics Corp..............................   567,200  13,003,322
    Mitsubishi Paper Mills, Ltd............................   503,500   2,598,001

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Mitsubishi Shokuhin Co., Ltd...........................    26,900 $   693,262
    Mitsubishi Steel Manufacturing Co., Ltd................   397,500   6,978,319
#*  Mitsui E&S Holdings Co., Ltd........................... 1,763,200  29,607,896
#   Mitsui High-Tec, Inc...................................   479,300   5,149,098
    Mitsui Matsushima Holdings Co., Ltd....................   293,600   4,603,082
    Mitsui Sugar Co., Ltd..................................    35,100     944,183
*   Mitsui-Soko Holdings Co., Ltd..........................   480,400   7,417,150
    Mitsumura Printing Co., Ltd............................     2,000      41,577
    Mitsuuroko Group Holdings Co., Ltd.....................   776,200   5,061,675
    Miyaji Engineering Group, Inc..........................    95,100   2,292,305
    Miyazaki Bank, Ltd. (The)..............................   389,026  10,134,774
    Miyoshi Oil & Fat Co., Ltd.............................   110,400   1,213,622
    Mizuno Corp............................................   285,779   6,686,678
#   Molitec Steel Co., Ltd.................................     6,000      26,794
    Morinaga Milk Industry Co., Ltd........................    20,700     551,771
    Morito Co., Ltd........................................   157,700   1,192,728
    Mory Industries, Inc...................................   142,300   3,504,688
    MrMax Holdings, Ltd....................................   483,900   2,241,891
#   Mugen Estate Co., Ltd..................................     6,000      34,320
    Murakami Corp..........................................    41,100     992,669
    Musashino Bank, Ltd. (The).............................   722,200  19,489,452
#   Nadex Co., Ltd.........................................    41,100     387,784
    Nafco Co., Ltd.........................................    47,100     754,879
#   Nagano Bank, Ltd. (The)................................   142,799   2,169,555
    Nagano Keiki Co., Ltd..................................     6,900      57,394
    Nagase & Co., Ltd...................................... 1,350,300  21,209,261
    Nakabayashi Co., Ltd...................................   566,100   3,160,283
    Nakanishi Manufacturing Co., Ltd.......................     5,300      56,579
    Nakano Corp............................................   201,800   1,160,623
#   Nakayama Steel Works, Ltd..............................   272,600   1,433,088
    Nakayo, Inc............................................    21,200     290,793
    Nanto Bank, Ltd. (The).................................   380,299   8,696,808
    Narasaki Sangyo Co., Ltd...............................    30,800     526,732
    NEC Capital Solutions, Ltd.............................   239,600   3,765,098
    Neturen Co., Ltd.......................................   827,100   7,284,233
    Nice Holdings, Inc.....................................    52,300     539,840
#   Nichia Steel Works, Ltd................................   471,099   1,337,332
    Nichiban Co., Ltd......................................    63,700   1,237,457
    Nichicon Corp.......................................... 1,378,100  11,464,827
    Nichiden Corp..........................................    56,900     922,915
#   Nichimo Co., Ltd.......................................    58,700     807,930
    Nichireki Co., Ltd.....................................   730,000   6,686,920
    Nichirin Co., Ltd......................................       380       8,027
#*  Nihon Dempa Kogyo Co., Ltd.............................   226,400     987,916
    Nihon Denkei Co., Ltd..................................    28,100     409,582
    Nihon Eslead Corp......................................   211,600   2,865,673
#   Nihon Kagaku Sangyo Co., Ltd...........................    23,100     262,029
#   Nihon Nohyaku Co., Ltd.................................   507,600   2,812,941
    Nihon Plast Co., Ltd...................................   256,700   2,076,284
    Nihon Tokushu Toryo Co., Ltd...........................    96,500   1,850,490
    Nihon Yamamura Glass Co., Ltd..........................   134,500   2,000,750
    Nikko Co., Ltd.........................................   133,300   2,923,481
    Nikkon Holdings Co., Ltd...............................   920,600  22,245,837
    Nippi, Inc.............................................    17,000     461,173
    Nippo Corp.............................................   268,300   4,398,834
    Nippon Beet Sugar Manufacturing Co., Ltd...............   281,800   4,910,759
    Nippon Carbide Industries Co., Inc.....................   168,000   2,772,661
#   Nippon Chemical Industrial Co., Ltd....................   242,500   6,600,356
    Nippon Chemi-Con Corp..................................   324,700   7,352,383

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
JAPAN -- (Continued)
    Nippon Coke & Engineering Co., Ltd.....................  3,558,900 $ 3,278,430
    Nippon Concrete Industries Co., Ltd....................  1,120,700   3,019,915
#   Nippon Denko Co., Ltd..................................  3,409,725   8,098,599
    Nippon Densetsu Kogyo Co., Ltd.........................    301,000   6,086,284
#   Nippon Felt Co., Ltd...................................     73,100     307,641
#   Nippon Filcon Co., Ltd.................................    124,800     641,393
    Nippon Fine Chemical Co., Ltd..........................    259,100   2,500,622
    Nippon Flour Mills Co., Ltd............................    915,400  15,161,221
#   Nippon Hume Corp.......................................    649,700   5,218,219
    Nippon Kayaku Co., Ltd.................................    167,100   1,988,687
    Nippon Kinzoku Co., Ltd................................    166,500   2,136,447
    Nippon Koei Co., Ltd...................................    336,300   7,570,016
#   Nippon Koshuha Steel Co., Ltd..........................    161,700     979,178
    Nippon Light Metal Holdings Co., Ltd................... 10,848,900  22,875,941
    Nippon Paper Industries Co., Ltd.......................  1,519,100  27,522,807
    Nippon Pillar Packing Co., Ltd.........................    387,500   5,190,056
    Nippon Piston Ring Co., Ltd............................    208,200   3,914,437
    Nippon Rietec Co., Ltd.................................     49,400     642,125
    Nippon Road Co., Ltd. (The)............................    220,800  12,204,070
    Nippon Seiki Co., Ltd..................................    388,300   6,833,263
    Nippon Seisen Co., Ltd.................................     53,400   1,643,468
#   Nippon Sheet Glass Co., Ltd............................    998,099   8,444,268
    Nippon Signal Co., Ltd.................................    970,000   8,881,449
    Nippon Soda Co., Ltd...................................    552,200  14,350,173
    Nippon Steel & Sumikin Bussan Corp.....................    354,980  15,461,933
    Nippon Thompson Co., Ltd...............................  1,397,400   8,081,016
    Nippon Tungsten Co., Ltd...............................      4,500      96,209
    Nippon View Hotel Co., Ltd.............................     65,800     751,309
#   Nippon Yakin Kogyo Co., Ltd............................  2,348,500   6,242,419
    Nishikawa Rubber Co., Ltd..............................     12,000     210,859
    Nishimatsu Construction Co., Ltd.......................  1,114,215  25,972,784
    Nishi-Nippon Financial Holdings, Inc...................  1,169,200  11,110,970
    Nissan Shatai Co., Ltd.................................    521,200   4,198,193
    Nissan Tokyo Sales Holdings Co., Ltd...................    428,500   1,316,563
    Nissei Corp............................................      1,200      12,919
    Nissei Plastic Industrial Co., Ltd.....................    302,600   2,814,637
    Nisshin Fudosan Co.....................................    989,500   4,613,150
    Nisshin Oillio Group, Ltd. (The).......................    812,900  24,393,517
    Nisshin Steel Co., Ltd.................................    967,200  12,624,471
    Nisshinbo Holdings, Inc................................  1,945,688  21,419,366
    Nissin Corp............................................    270,400   5,196,752
    Nissin Kogyo Co., Ltd..................................    682,800   9,934,176
    Nissin Sugar Co., Ltd..................................    328,100   6,496,912
    Nissui Pharmaceutical Co., Ltd.........................    148,600   1,644,515
#   Nitta Gelatin, Inc.....................................    122,700     829,262
    Nittan Valve Co., Ltd..................................    284,600     862,025
    Nittetsu Mining Co., Ltd...............................    151,599   6,443,440
    Nitto Boseki Co., Ltd..................................     15,800     312,182
#   Nitto FC Co., Ltd......................................     13,905      96,646
    Nitto Fuji Flour Milling Co., Ltd......................     31,500   1,504,065
    Nitto Kogyo Corp.......................................    234,000   4,075,411
    Nitto Seiko Co., Ltd...................................    397,700   2,197,274
    NJS Co., Ltd...........................................      9,300     144,749
    Noda Corp..............................................     69,400     636,544
    Noritake Co., Ltd......................................    191,400   9,556,364
    Noritsu Koki Co., Ltd..................................    227,200   5,105,614
    Noritz Corp............................................    368,900   5,356,738
    North Pacific Bank, Ltd................................  6,629,700  19,880,579
    Nozawa Corp............................................     25,900     269,081

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    NS United Kaiun Kaisha, Ltd............................   339,400 $ 8,277,603
    NTN Corp............................................... 2,914,500  10,660,185
    Odelic Co., Ltd........................................    15,800     582,359
    Oenon Holdings, Inc....................................   497,600   1,725,286
    Ogaki Kyoritsu Bank, Ltd. (The)........................   471,900  10,472,211
    Ohashi Technica, Inc...................................    90,900   1,136,686
    Oita Bank, Ltd. (The)..................................   273,400   9,042,526
    Okabe Co., Ltd.........................................   315,600   2,805,687
    Okasan Securities Group, Inc........................... 1,879,000   8,996,237
    OKK Corp...............................................   117,600   1,101,575
    Okumura Corp...........................................   154,500   4,876,053
    Okura Industrial Co., Ltd..............................   243,600   4,462,433
#   Okuwa Co., Ltd.........................................   318,600   3,191,757
#   Olympic Group Corp.....................................   252,500   1,780,499
    ONO Sokki Co., Ltd.....................................    64,200     424,926
#   Onoken Co., Ltd........................................   416,100   6,069,582
    Onward Holdings Co., Ltd............................... 2,754,700  16,607,073
    Organo Corp............................................    85,900   2,386,875
    Origin Electric Co., Ltd...............................   110,600   1,579,991
    Osaka Organic Chemical Industry, Ltd...................   211,100   2,578,914
    Osaka Steel Co., Ltd...................................   540,400   9,570,189
    Osaki Electric Co., Ltd................................   899,800   5,750,876
    OUG Holdings, Inc......................................     8,800     205,969
    Pacific Industrial Co., Ltd............................ 1,009,800  14,753,378
    Parco Co., Ltd.........................................   300,000   3,184,480
    Parker Corp............................................     3,000      15,200
#   Pegasus Sewing Machine Manufacturing Co., Ltd..........   249,200   1,751,116
    Piolax, Inc............................................   461,800  10,062,155
#*  Pioneer Corp........................................... 8,594,900   7,695,986
    Plant Co., Ltd.........................................     7,300      78,190
    Press Kogyo Co., Ltd................................... 2,764,200  12,637,738
    Pressance Corp.........................................    23,000     261,577
#   PS Mitsubishi Construction Co., Ltd....................   306,400   1,703,477
    Punch Industry Co., Ltd................................     3,500      19,968
#   Rasa Corp..............................................    58,000     480,819
    Regal Corp.............................................       500      12,250
    Renesas Easton Co., Ltd................................    81,100     346,339
    Rengo Co., Ltd......................................... 2,449,400  21,351,254
#   Retail Partners Co., Ltd...............................    88,800   1,015,643
    Rhythm Watch Co., Ltd..................................   246,400   4,363,408
    Riberesute Corp........................................    23,700     195,695
    Ricoh Leasing Co., Ltd.................................   430,400  14,128,650
    Right On Co., Ltd......................................   163,900   1,363,630
    Riken Corp.............................................   162,200   7,762,757
    Riken Keiki Co., Ltd...................................    82,000   1,618,474
    Riken Technos Corp..................................... 1,096,800   4,941,463
    Riso Kagaku Corp.......................................   185,964   3,922,159
*   RVH, Inc...............................................       100         236
    Ryobi, Ltd.............................................   690,600  20,045,571
    Ryoden Corp............................................   400,700   5,568,686
    Ryosan Co., Ltd........................................    98,300   2,828,352
    Ryoyo Electro Corp.....................................   165,200   2,369,042
#   S LINE Co., Ltd........................................    10,500     111,984
    Sac's Bar Holdings, Inc................................     8,300      73,561
    Sakai Chemical Industry Co., Ltd.......................   515,000  11,866,084
    Sakai Heavy Industries, Ltd............................    85,400   2,522,288
    Sakai Ovex Co., Ltd....................................   142,900   2,840,116
    Sakata INX Corp........................................     8,400      83,169
#   Sala Corp..............................................   338,700   1,938,023

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
#   SAMTY Co., Ltd.........................................   211,000 $ 2,762,351
    San Holdings, Inc......................................    88,800   2,073,208
    San ju San Financial Group, Inc........................   242,919   4,299,795
    San-Ai Oil Co., Ltd.................................... 1,158,700  12,459,174
#*  Sanden Holdings Corp...................................   691,700   7,558,059
    San-In Godo Bank, Ltd. (The)........................... 3,433,900  26,054,220
    Sanki Engineering Co., Ltd............................. 1,347,000  13,201,338
#   Sanko Gosei, Ltd.......................................    41,200     143,622
    Sanko Metal Industrial Co., Ltd........................    38,000   1,022,378
    Sankyo Seiko Co., Ltd..................................   626,200   2,514,510
    Sankyo Tateyama, Inc...................................   575,900   6,479,903
    Sanoh Industrial Co., Ltd..............................   589,600   3,358,055
#   Sanoyas Holdings Corp..................................   344,700     687,196
#   Sansei Technologies, Inc...............................   117,100   1,611,271
#   Sansha Electric Manufacturing Co., Ltd.................   122,400   1,190,802
    Sanshin Electronics Co., Ltd...........................   255,100   4,290,137
#   Sanyei Corp............................................       400      11,190
    Sanyo Chemical Industries, Ltd.........................   198,300   9,086,582
    Sanyo Denki Co., Ltd...................................    12,200     498,931
#   Sanyo Engineering & Construction, Inc..................    94,700     532,191
    Sanyo Housing Nagoya Co., Ltd..........................    63,500     563,295
#   Sanyo Industries, Ltd..................................    60,600   1,099,346
#   Sanyo Shokai, Ltd......................................    64,063   1,080,137
#   Sanyo Special Steel Co., Ltd...........................   623,300  14,332,359
    Sata Construction Co., Ltd.............................    79,300     288,683
    Sato Shoji Corp........................................   200,400   1,923,151
#   Sawada Holdings Co., Ltd...............................    40,200     360,551
    Saxa Holdings, Inc.....................................   170,299   3,075,047
    SBS Holdings, Inc......................................    55,000     696,168
    Scroll Corp............................................   659,300   2,796,523
    Seika Corp.............................................   137,600   2,172,480
*   Seikitokyu Kogyo Co., Ltd..............................   505,070   2,881,442
    Seiko Holdings Corp....................................   472,500  11,335,875
    Seikoh Giken Co., Ltd..................................     3,900      61,854
    Sekisui Jushi Corp.....................................   441,400   8,010,308
    Sekisui Plastics Co., Ltd..............................   787,600   6,129,040
    Senko Group Holdings Co., Ltd..........................   177,380   1,378,540
#   Senshu Electric Co., Ltd...............................   105,600   2,439,198
    Senshu Ikeda Holdings, Inc............................. 4,808,600  14,776,970
*   Senshukai Co., Ltd.....................................    66,600     171,384
    Shibaura Mechatronics Corp.............................    56,899   1,731,880
    Shibusawa Warehouse Co., Ltd. (The)....................   100,000   1,412,099
#   Shiga Bank, Ltd. (The).................................   505,600  11,727,588
    Shikibo, Ltd...........................................   333,300   3,340,628
    Shikoku Bank, Ltd. (The)...............................   586,400   6,587,051
    Shimachu Co., Ltd...................................... 1,186,400  31,099,956
    Shimane Bank, Ltd. (The)...............................    20,800     215,230
    Shimizu Bank, Ltd. (The)...............................     7,000     118,417
    Shimojima Co., Ltd.....................................     3,400      30,431
    Shin Nippon Air Technologies Co., Ltd..................   329,220   5,199,997
    Shinagawa Refractories Co., Ltd........................   151,000   5,797,314
    Shindengen Electric Manufacturing Co., Ltd.............    83,100   3,614,125
    Shin-Etsu Polymer Co., Ltd.............................   481,300   3,524,616
    Shinko Electric Industries Co., Ltd.................... 1,986,200  13,828,285
#   Shinko Plantech Co., Ltd...............................   175,000   1,630,656
    Shinko Shoji Co., Ltd..................................   482,100   6,711,629
    Shinko Wire Co., Ltd...................................    24,399     276,884
    Shinmaywa Industries, Ltd.............................. 1,912,100  23,540,523
    Shinnihon Corp.........................................   364,100   3,449,645

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Shinsho Corp...........................................   110,499 $ 2,718,527
    Shizuoka Gas Co., Ltd..................................   886,300   7,666,861
    Shofu, Inc.............................................    43,000     492,008
    Showa Corp.............................................   240,100   3,304,104
    Sinanen Holdings Co., Ltd..............................   202,200   4,814,325
    Sintokogio, Ltd........................................   868,362   7,481,269
    SK-Electronics Co., Ltd................................    44,400     728,841
    SKY Perfect JSAT Holdings, Inc......................... 2,736,600  12,151,662
#   SMK Corp...............................................    57,499   1,181,472
    SNT Corp............................................... 1,192,600   3,972,856
    Soda Nikka Co., Ltd....................................   170,000     972,298
    Sodick Co., Ltd........................................   341,800   2,574,827
    Soft99 Corp............................................    50,000     444,507
    Soken Chemical & Engineering Co., Ltd..................    19,600     306,281
#   Soshin Electric Co., Ltd...............................     7,600      28,731
#   SPK Corp...............................................    28,618     612,800
    Starzen Co., Ltd.......................................    27,200   1,104,259
    Subaru Enterprise Co., Ltd.............................    27,800   1,303,792
    Sugimoto & Co., Ltd....................................   109,800   1,899,500
#   Suminoe Textile Co., Ltd...............................   177,500   4,252,141
    Sumitomo Bakelite Co., Ltd.............................    63,200   2,281,979
    Sumitomo Densetsu Co., Ltd.............................   189,900   3,006,183
    Sumitomo Osaka Cement Co., Ltd.........................   568,399  21,117,685
    Sumitomo Precision Products Co., Ltd...................    92,016   2,986,478
    Sumitomo Riko Co., Ltd.................................   877,000   7,245,322
    Sumitomo Seika Chemicals Co., Ltd......................       200       9,982
    Sumitomo Warehouse Co., Ltd. (The)..................... 1,380,000  16,179,373
    Sun A Kaken Co., Ltd...................................     1,400       7,244
    Suncall Corp...........................................   125,400     811,730
    Sun-Wa Technos Corp....................................   229,700   2,612,225
    Suzuki Co., Ltd........................................    65,900     443,821
    SWCC Showa Holdings Co., Ltd...........................   248,000   1,542,858
    T Hasegawa Co., Ltd....................................     2,508      44,533
    T RAD Co., Ltd.........................................   195,400   4,666,784
    T&K Toka Co., Ltd......................................   174,200   1,666,390
    Tachibana Eletech Co., Ltd.............................   380,020   5,769,039
#   Tachikawa Corp.........................................   226,200   2,270,590
    Tachi-S Co., Ltd.......................................   670,300   9,447,549
    Taihei Dengyo Kaisha, Ltd..............................   371,500   8,753,486
    Taiheiyo Kouhatsu, Inc.................................   219,700   1,766,622
    Taiho Kogyo Co., Ltd...................................   514,700   4,641,280
#   Taiko Bank, Ltd. (The).................................    16,600     301,846
    Taisei Lamick Co., Ltd.................................       600      16,940
    Takachiho Koheki Co., Ltd..............................    26,800     248,773
    Takadakiko Co., Ltd....................................       500      12,184
    Takano Co., Ltd........................................   249,700   1,937,284
    Takaoka Toko Co., Ltd..................................   230,544   3,310,123
    Takara Standard Co., Ltd...............................   568,852   8,783,428
    Takasago International Corp............................   138,100   4,402,543
    Takasago Thermal Engineering Co., Ltd..................    22,400     382,763
#   Takashima & Co., Ltd...................................    23,300     402,342
    Take And Give Needs Co., Ltd...........................   309,750   4,859,159
    TAKEBISHI Corp.........................................     2,100      29,179
    Takeei Corp............................................   236,600   1,503,218
#   Takigami Steel Construction Co., Ltd. (The)............     4,100     177,944
#   Takisawa Machine Tool Co., Ltd.........................    85,800   1,192,095
    Tamron Co., Ltd........................................    48,000     856,563
    Tamura Corp............................................   570,748   2,917,976
#   TANABE ENGINEERING Corp................................    32,800     235,041

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Tatsuta Electric Wire and Cable Co., Ltd...............   314,200 $ 1,388,932
    Tayca Corp.............................................   272,100   5,721,494
#   Tbk Co., Ltd...........................................   674,500   2,751,950
    TECHNO ASSOCIE Co., Ltd................................   166,200   1,709,852
#   Techno Ryowa, Ltd......................................   225,570   1,718,389
#   Techno Smart Corp......................................     3,100      21,442
    Teikoku Tsushin Kogyo Co., Ltd.........................   164,200   1,760,374
#   Tekken Corp............................................    54,300   1,355,725
    Tenma Corp.............................................   455,000   7,905,989
    Tenox Corp.............................................       100         815
    Teraoka Seisakusho Co., Ltd............................    85,900     421,306
    Terasaki Electric Co., Ltd.............................    13,100     126,382
#   Tigers Polymer Corp....................................   313,300   1,922,157
    Toa Corp. (6894434)....................................   154,200   1,652,834
    Toa Corp. (6894508)....................................   557,800   9,338,514
#   Toa Oil Co., Ltd.......................................   146,800   3,398,233
    TOA ROAD Corp..........................................   129,800   4,147,988
    Toabo Corp.............................................    81,800     399,403
    Toagosei Co., Ltd...................................... 1,514,900  15,555,378
    Tochigi Bank, Ltd. (The)............................... 1,134,099   3,298,747
    Toda Corp..............................................     5,000      33,646
#   Toda Kogyo Corp........................................    73,098   1,726,510
#   Toei Co., Ltd..........................................    55,600   6,070,781
    Toenec Corp............................................   228,400   6,598,201
#   Togami Electric Manufacturing Co., Ltd.................    14,400     184,363
    Toho Acetylene Co., Ltd................................    19,200     261,705
    Toho Bank, Ltd. (The).................................. 5,226,500  18,552,100
#   Toho Co., Ltd..........................................     5,800     114,917
#   Toho Holdings Co., Ltd.................................   551,500  14,447,679
    Toho Zinc Co., Ltd.....................................   165,700   5,296,015
#   Tohoku Bank, Ltd. (The)................................   170,699   1,917,354
    Tohoku Steel Co., Ltd..................................    14,600     170,880
    Tohokushinsha Film Corp................................    11,100      60,638
    Tohto Suisan Co., Ltd..................................    72,300   1,368,299
    Tokai Lease Co., Ltd...................................    61,799   1,086,847
    Tokai Rika Co., Ltd....................................   878,100  16,011,350
    Tokushu Tokai Paper Co., Ltd...........................   193,722   7,476,025
    Tokyo Dome Corp........................................   783,400   6,895,517
    Tokyo Electron Device, Ltd.............................   200,800   3,564,097
    Tokyo Energy & Systems, Inc............................   725,100   6,298,401
#   Tokyo Keiki, Inc.......................................   328,376   3,068,415
    Tokyo Kiraboshi Financial Group, Inc...................   153,857   2,485,480
    Tokyo Ohka Kogyo Co., Ltd..............................     7,200     192,836
    Tokyo Printing Ink Manufacturing Co., Ltd..............     4,100      94,724
    Tokyo Radiator Manufacturing Co., Ltd..................    30,000     255,586
#   Tokyo Rope Manufacturing Co., Ltd......................    36,300     372,254
    Tokyo Sangyo Co., Ltd..................................   558,500   3,071,849
    Tokyo Tekko Co., Ltd...................................   189,900   2,464,433
    Tokyu Recreation Co., Ltd..............................    37,466   1,632,679
    Toli Corp.............................................. 1,216,500   3,178,468
    Tomato Bank, Ltd.......................................   142,800   1,735,878
    Tomen Devices Corp.....................................    11,900     268,226
    Tomoe Corp.............................................   916,200   3,567,346
#   Tomoe Engineering Co., Ltd.............................   123,000   2,383,341
    Tomoku Co., Ltd........................................   306,200   5,277,252
    TOMONY Holdings, Inc................................... 3,401,200  13,182,284
    Tonami Holdings Co., Ltd...............................   163,200   9,057,096
    Toppan Forms Co., Ltd..................................   929,600   8,450,372
    Topre Corp.............................................    40,500     842,794

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Topy Industries, Ltd...................................   545,200 $14,693,549
    Torigoe Co., Ltd. (The)................................    45,000     383,321
    Torii Pharmaceutical Co., Ltd..........................   186,300   4,110,679
    Torishima Pump Manufacturing Co., Ltd..................    14,000     115,232
    Tosei Corp.............................................   580,900   5,309,813
    Toshiba Machine Co., Ltd...............................   139,600   2,643,658
#   Tosho Printing Co., Ltd................................    38,900     313,057
    Tottori Bank, Ltd. (The)...............................    60,499     866,050
    Towa Bank, Ltd. (The)..................................   674,100   5,489,477
#   Towa Corp..............................................    18,208     133,068
    Toyo Construction Co., Ltd............................. 1,189,300   4,870,337
    Toyo Corp..............................................   151,600   1,201,449
#   Toyo Denki Seizo K.K...................................   145,550   2,065,480
    Toyo Ink SC Holdings Co., Ltd..........................   725,500  16,835,383
    Toyo Kanetsu K.K.......................................   149,200   3,346,651
    Toyo Logistics Co., Ltd................................     5,900      16,271
    Toyo Machinery & Metal Co., Ltd........................   173,100     948,680
    Toyo Securities Co., Ltd............................... 1,557,000   3,081,994
    Toyo Tanso Co., Ltd....................................   217,000   5,653,859
    Toyo Wharf & Warehouse Co., Ltd........................   117,899   1,628,469
    Toyobo Co., Ltd........................................ 1,356,200  19,276,255
    TPR Co., Ltd...........................................    39,200     954,769
    Trinity Industrial Corp................................     3,000      16,153
    TSI Holdings Co., Ltd.................................. 1,961,820  13,376,774
    Tsubakimoto Chain Co...................................   395,000  15,166,573
    Tsubakimoto Kogyo Co., Ltd.............................    28,100     790,810
#*  Tsudakoma Corp.........................................    85,100   1,561,132
    Tsukada Global Holdings, Inc...........................   256,000   1,367,194
    Tsukishima Kikai Co., Ltd..............................   364,100   4,298,460
    Tsukuba Bank, Ltd...................................... 1,337,867   2,996,242
    Tsurumi Manufacturing Co., Ltd.........................   264,600   4,720,903
    Tsutsumi Jewelry Co., Ltd..............................   130,800   2,569,883
    Tsuzuki Denki Co., Ltd.................................     2,300      20,442
    TV Asahi Holdings Corp.................................   373,700   6,976,559
    Tv Tokyo Holdings Corp.................................   316,800   7,301,657
#   TYK Corp...............................................   683,200   2,599,316
#   UACJ Corp..............................................   929,599  20,263,657
    Uchida Yoko Co., Ltd...................................   282,500   6,885,866
    Uchiyama Holdings Co., Ltd.............................     9,300      39,933
#   Ueki Corp..............................................    18,700     404,133
#   UKC Holdings Corp......................................   172,400   3,360,414
#   Uniden Holdings Corp...................................   132,199   2,988,072
    UNIMAT Retirement Community Co., Ltd...................     9,400     149,008
    Unipres Corp...........................................   851,100  15,224,485
    United Super Markets Holdings, Inc.....................   542,200   5,942,702
#*  U-Shin, Ltd............................................   691,100   4,660,543
    Ushio, Inc............................................. 1,661,400  20,045,616
    Utoc Corp..............................................    93,200     449,618
#   Vital KSK Holdings, Inc................................   396,515   4,130,909
    Wacoal Holdings Corp...................................   623,100  17,179,419
    Wakachiku Construction Co., Ltd........................   155,300   2,044,199
    Wakita & Co., Ltd......................................   955,100  10,293,621
    Warabeya Nichiyo Holdings Co., Ltd.....................   201,300   3,272,372
    Wood One Co., Ltd......................................    95,000   1,035,169
    Xebio Holdings Co., Ltd................................   645,600   8,948,163
#   YAC Holdings Co., Ltd..................................   226,600   1,582,999
    Yachiyo Industry Co., Ltd..............................   101,300     806,593
    Yagi & Co., Ltd........................................       700      10,570
    Yahagi Construction Co., Ltd...........................   110,700     795,404

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
JAPAN -- (Continued)
#   Yaizu Suisankagaku Industry Co., Ltd...................    70,000 $      622,217
    YAMABIKO Corp..........................................   111,896      1,202,291
    Yamagata Bank, Ltd. (The)..............................   396,000      8,041,738
    Yamanashi Chuo Bank, Ltd. (The)........................   366,600      5,238,096
#   Yamatane Corp..........................................   286,799      4,739,127
#   Yamato Corp............................................   361,000      2,088,280
    Yamato International, Inc..............................    75,900        313,534
    Yamaya Corp............................................    21,700        506,258
    Yamazawa Co., Ltd......................................     4,900         72,438
    Yasuda Logistics Corp..................................   229,300      1,763,864
    Yellow Hat, Ltd........................................   229,600      5,645,509
    Yodogawa Steel Works, Ltd..............................   513,200     11,140,046
    Yokogawa Bridge Holdings Corp..........................   342,400      5,554,681
#   Yokohama Reito Co., Ltd................................ 1,282,200     10,169,270
#   Yondenko Corp..........................................    83,650      1,903,413
    Yorozu Corp............................................   561,900      7,922,014
#   Yotai Refractories Co., Ltd............................   185,500      1,288,058
#   Yuasa Funashoku Co., Ltd...............................    61,999      1,950,883
#   Yuken Kogyo Co., Ltd...................................    48,500        907,401
    Yurtec Corp............................................ 1,291,800      9,732,561
    Yushiro Chemical Industry Co., Ltd.....................   163,300      2,051,824
    Yutaka Giken Co., Ltd..................................     3,300         64,558
    Zaoh Co., Ltd..........................................       800         10,112
#   Zenitaka Corp. (The)...................................    42,200      2,082,239
                                                                      --------------
TOTAL JAPAN................................................            3,718,577,841
                                                                      --------------
NETHERLANDS -- (2.6%)
#   Accell Group NV........................................    61,542      1,069,370
    APERAM SA.............................................. 1,618,075     55,253,757
#   Arcadis NV.............................................   880,295     11,867,391
    ASM International NV...................................   287,245     12,330,992
    ASR Nederland NV....................................... 1,552,720     70,489,169
#   Beter Bed Holding NV...................................   108,600        592,878
    BinckBank NV........................................... 1,164,022      5,636,164
#   Boskalis Westminster................................... 2,419,204     69,558,919
#*  Fugro NV...............................................     3,668         47,127
*   Heijmans NV............................................   324,949      3,500,054
    Hunter Douglas NV......................................     2,919        194,578
    Intertrust NV..........................................    29,999        483,935
    KAS Bank NV............................................   369,082      2,672,863
#   Koninklijke BAM Groep NV............................... 8,847,065     30,393,196
*   Lucas Bols NV..........................................    24,567        439,304
    Ordina NV.............................................. 3,279,389      6,222,955
    SBM Offshore NV........................................ 5,517,816     95,074,179
    Signify NV.............................................   170,412      4,198,017
    Van Lanschot Kempen NV.................................    73,779      1,807,045
                                                                      --------------
TOTAL NETHERLANDS..........................................              371,831,893
                                                                      --------------
NEW ZEALAND -- (0.4%)
    Air New Zealand, Ltd................................... 4,535,263      8,292,051
#   Arvida Group, Ltd......................................   755,493        640,847
    Chorus, Ltd............................................ 6,897,482     21,402,390
    Colonial Motor Co., Ltd. (The).........................   240,545      1,248,576
    Heartland Group Holdings, Ltd.......................... 2,075,945      1,604,908
    Kathmandu Holdings, Ltd................................   802,202      1,407,346
    Metlifecare, Ltd.......................................   795,119      3,029,476
#   Metro Performance Glass, Ltd...........................   136,038         74,805
#   Millennium & Copthorne Hotels New Zealand, Ltd.........   838,561      1,707,236

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
NEW ZEALAND -- (Continued)
    New Zealand Refining Co., Ltd. (The)...................   2,085,196 $  3,207,237
    NZME, Ltd..............................................   1,169,418      497,995
    Oceania Healthcare, Ltd................................      18,267       13,740
    PGG Wrightson, Ltd.....................................   2,351,265      891,207
*   Rubicon, Ltd...........................................     842,745      137,824
    Sanford, Ltd...........................................   1,020,617    4,966,603
    SKY Network Television, Ltd............................     728,086    1,067,620
    Summerset Group Holdings, Ltd..........................     303,264    1,321,915
    Tourism Holdings, Ltd..................................     174,366      569,901
    Warehouse Group, Ltd. (The)............................     622,779      855,172
                                                                        ------------
TOTAL NEW ZEALAND..........................................               52,936,849
                                                                        ------------
NORWAY -- (1.1%)
#*  Akastor ASA............................................   1,179,383    2,299,017
*   Aker Solutions ASA.....................................     334,383    2,200,189
    American Shipping Co. ASA..............................     770,308    3,200,663
*   Archer, Ltd............................................   1,210,224    1,000,645
    Austevoll Seafood ASA..................................     715,528   11,499,302
#*  Avance Gas Holding, Ltd................................   1,332,707    3,332,106
#*  Axactor SE.............................................     727,087    1,903,109
#   B2Holding ASA..........................................     634,645    1,068,896
    Bonheur ASA............................................     508,977    6,019,625
#*  BW LPG, Ltd............................................   2,521,817   11,898,413
*   BW Offshore, Ltd.......................................   3,094,911   19,809,542
    DNO ASA................................................     908,283    1,736,231
#*  DOF ASA................................................   3,601,298    2,655,355
*   FLEX LNG, Ltd..........................................   2,392,217    4,197,119
#*  Frontline, Ltd.........................................     913,914    6,615,785
#   Hoegh LNG Holdings, Ltd................................      69,245      323,391
*   Kongsberg Automotive ASA...............................  10,066,966    9,433,366
*   Kvaerner ASA...........................................   4,432,187    7,681,146
#*  Norwegian Air Shuttle ASA..............................      37,216      948,227
#   Ocean Yield ASA........................................     815,048    6,181,817
*   Odfjell Drilling, Ltd..................................   1,730,831    6,325,248
    Odfjell SE, Class A....................................     243,825      882,123
*   Otello Corp. ASA.......................................     586,062      983,758
*   Petroleum Geo-Services ASA.............................   7,821,062   24,308,447
#*  REC Silicon ASA........................................  10,421,254      743,713
    Sbanken ASA............................................     223,739    2,228,339
    Selvaag Bolig ASA......................................     308,138    1,379,170
#*  Solstad Offshore ASA...................................     293,776      104,372
    Stolt-Nielsen, Ltd.....................................     548,874    7,370,085
    Wilh Wilhelmsen Holding ASA, Class A...................     268,536    5,413,880
#   XXL ASA................................................     432,891    2,227,415
                                                                        ------------
TOTAL NORWAY...............................................              155,970,494
                                                                        ------------
PORTUGAL -- (0.3%)
*   Banco Comercial Portugues SA........................... 117,922,805   31,719,623
#   Corticeira Amorim SGPS SA..............................   1,296,448   14,248,452
    Sonae Capital SGPS SA..................................   1,348,603    1,177,131
    Sonae SGPS SA..........................................   4,245,210    4,241,633
                                                                        ------------
TOTAL PORTUGAL.............................................               51,386,839
                                                                        ------------
SINGAPORE -- (0.9%)
    Accordia Golf Trust....................................   6,506,400    2,325,323
*   ASL Marine Holdings, Ltd...............................     200,850       11,133
#   Banyan Tree Holdings, Ltd..............................   2,703,600      976,833
    Bonvests Holdings, Ltd.................................   1,303,080    1,224,175

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
SINGAPORE -- (Continued)
#   Chip Eng Seng Corp., Ltd............................... 10,145,598 $ 4,916,896
    Chuan Hup Holdings, Ltd................................  7,277,100   1,550,406
    CSE Global, Ltd........................................    220,400      71,719
    Delong Holdings, Ltd...................................    202,800     962,853
#*  Ezra Holdings, Ltd..................................... 22,031,910     167,297
#   Far East Orchard, Ltd..................................  5,078,142   4,624,686
    First Sponsor Group, Ltd...............................    967,655     887,762
    Frencken Group, Ltd....................................    732,100     220,044
    Fu Yu Corp., Ltd.......................................  5,048,700     620,409
    GK Goh Holdings, Ltd...................................  2,292,274   1,558,956
    Golden Agri-Resources, Ltd............................. 15,029,100   2,770,914
    GP Industries, Ltd.....................................  2,112,708   1,028,658
#   GuocoLand, Ltd.........................................  2,271,100   2,739,450
    Halcyon Agri Corp., Ltd................................     84,277      29,184
    Hanwell Holdings, Ltd..................................  4,792,243     743,202
#   Haw Par Corp., Ltd.....................................    193,200   1,793,458
    Hiap Hoe, Ltd..........................................     43,100      26,251
    Ho Bee Land, Ltd.......................................  6,587,800  11,568,184
#   Hong Fok Corp., Ltd....................................  7,989,160   3,835,362
*   Hong Leong Asia, Ltd...................................  2,161,400     898,546
#   Hong Leong Finance, Ltd................................    576,400   1,053,129
#   Hotel Grand Central, Ltd...............................  3,113,788   2,985,984
    Hour Glass, Ltd. (The).................................    984,360     450,885
    Hutchison Port Holdings Trust..........................  9,715,100   2,389,817
#*  Hyflux, Ltd............................................  6,643,700      66,439
    Indofood Agri Resources, Ltd...........................     65,900       9,528
    InnoTek, Ltd...........................................  2,262,200     622,826
    Isetan Singapore, Ltd..................................    166,500     430,329
    Japfa, Ltd.............................................  1,271,500     611,051
#   k1 Ventures, Ltd.......................................  2,371,600     167,792
    Keppel Telecommunications & Transportation, Ltd........     20,100      26,828
    Koh Brothers Group, Ltd................................    998,400     177,593
#   Lian Beng Group, Ltd...................................  7,072,400   2,377,106
    Low Keng Huat Singapore, Ltd...........................    252,600     100,318
    Lum Chang Holdings, Ltd................................  1,565,200     390,030
#   Metro Holdings, Ltd.................................... 10,185,160   7,879,519
    Mewah International, Inc...............................     95,000      18,604
#*  Midas Holdings, Ltd.................................... 29,857,700   1,552,001
*   Nam Cheong, Ltd........................................  6,429,100      51,056
    NSL, Ltd...............................................    485,600     407,373
    OUE, Ltd...............................................  4,654,600   4,711,289
#   QAF, Ltd...............................................  3,653,708   1,938,746
#*  Raffles Education Corp., Ltd...........................  3,822,490     414,501
#   RHT Health Trust.......................................    631,200     337,178
#   SIIC Environment Holdings, Ltd.........................  4,089,900     796,617
    Sinarmas Land, Ltd.....................................     80,300      14,843
#   Sing Holdings, Ltd.....................................  1,114,300     315,129
    Sing Investments & Finance, Ltd........................    144,600     153,461
    Singapore Reinsurance Corp., Ltd.......................  2,999,110     661,525
    Singapura Finance, Ltd.................................    210,000     136,601
#*  Sino Grandness Food Industry Group, Ltd................  5,888,954     812,150
#   Stamford Land Corp., Ltd...............................  3,653,200   1,294,522
#   Sunningdale Tech, Ltd..................................  2,928,780   2,928,818
*   SunVic Chemical Holdings, Ltd..........................  3,557,700      63,988
#*  Swiber Holdings, Ltd................................... 11,008,950     162,136
*   Tiong Woon Corp. Holding, Ltd..........................  2,080,150     436,035
#   Tuan Sing Holdings, Ltd................................ 18,267,906   4,559,413
    United Engineers, Ltd..................................  9,133,632  17,354,059
    United Industrial Corp., Ltd...........................  3,875,121   7,838,585

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SINGAPORE -- (Continued)
    UOB-Kay Hian Holdings, Ltd.............................     19,835 $     17,606
#   Vibrant Group, Ltd.....................................    761,570       91,780
    Wee Hur Holdings, Ltd..................................    417,500       66,354
    Wheelock Properties Singapore, Ltd.....................  3,642,300    5,522,023
    Wing Tai Holdings, Ltd................................. 10,004,754   13,944,019
    Yeo Hiap Seng, Ltd.....................................    381,556      271,431
                                                                       ------------
TOTAL SINGAPORE............................................             132,162,718
                                                                       ------------
SPAIN -- (2.7%)
#   Acciona SA.............................................    827,998   69,842,668
    Acerinox SA............................................  4,596,941   51,365,849
#*  Adveo Group International SA...........................     15,262        6,873
    Alantra Partners SA....................................     38,865      615,288
    Almirall SA............................................     21,196      384,036
    Applus Services SA.....................................    522,262    7,100,131
    Azkoyen SA.............................................      9,866       80,641
*   Baron de Ley...........................................     21,394    2,592,152
    Construcciones y Auxiliar de Ferrocarriles SA..........    257,869    9,680,360
*   Deoleo SA..............................................     75,036        7,378
    Deoleo SA..............................................     16,250        1,592
#   Ebro Foods SA..........................................  1,790,156   35,139,853
*   eDreams ODIGEO SA......................................  1,281,127    5,216,973
    Elecnor SA.............................................     75,325      954,956
    Enagas SA..............................................    355,266    9,419,329
    Ence Energia y Celulosa SA.............................  3,800,902   31,926,957
    Ercros SA..............................................  3,403,815   15,470,303
#   Euskaltel SA...........................................    925,642    7,749,504
    Fluidra SA.............................................    207,238    2,505,679
    Grupo Catalana Occidente SA............................    572,286   23,640,418
    Iberpapel Gestion SA...................................    114,332    3,892,946
    Iberpapel Gestion SA...................................      1,143       38,979
*   Liberbank SA........................................... 10,892,036    5,096,656
    Melia Hotels International SA..........................  2,549,044   26,194,553
    Miquel y Costas & Miquel SA............................     60,526    1,987,264
#*  Natra SA...............................................    498,584      493,932
#   Obrascon Huarte Lain SA................................  3,518,513    4,016,390
    Papeles y Cartones de Europa SA........................  1,139,637   21,565,819
    Parques Reunidos Servicios Centrales SAU...............     19,139      238,241
#*  Quabit Inmobiliaria SA.................................  1,641,900    3,155,129
#   Sacyr S.A.............................................. 12,442,152   30,033,249
*   Talgo SA...............................................    428,637    2,176,527
    Telepizza Group SA.....................................    517,383    2,684,822
#*  Tubacex SA.............................................  2,407,057    8,529,954
    Unicaja Banco S.A......................................    257,284      329,346
*   Vocento SA.............................................    626,353      878,645
                                                                       ------------
TOTAL SPAIN................................................             385,013,392
                                                                       ------------
SWEDEN -- (2.2%)
*   AcadeMedia AB..........................................    393,975    1,804,502
    Acando AB..............................................  1,544,656    5,434,699
    AddNode Group AB.......................................     26,692      326,732
    AF AB, Class B.........................................    246,581    5,288,453
    Ahlsell AB.............................................    398,471    2,016,844
#   Alimak Group AB........................................    106,768    1,502,886
    Arjo AB, Class B.......................................  1,022,394    3,473,786
    Attendo AB.............................................     85,189      770,354
*   BE Group AB............................................      4,627       21,997
    Beijer Ref AB..........................................    350,918    5,542,003

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SWEDEN -- (Continued)
#   Bergman & Beving AB....................................   417,390 $  3,918,626
    Besqab AB..............................................     2,487       31,473
    Betsson AB.............................................   440,293    3,823,069
    Bilia AB, Class A......................................   744,127    6,969,900
#   BillerudKorsnas AB..................................... 1,540,255   18,245,038
    Biotage AB.............................................    90,143    1,181,256
    Bjorn Borg AB..........................................    51,652      123,488
    Bonava AB..............................................     6,086       67,766
#   Bonava AB, Class B.....................................   787,134    8,890,458
    Bufab AB...............................................       542        5,487
#   Bulten AB..............................................   391,886    4,239,024
    Bure Equity AB......................................... 1,247,881   16,244,850
#   Byggmax Group AB.......................................   451,128    1,839,583
#   Clas Ohlson AB, Class B................................    91,166      766,175
    Cloetta AB, Class B.................................... 4,351,648   13,116,771
#*  Collector AB...........................................    69,638      406,782
    Com Hem Holding AB.....................................     4,459       69,567
    Dometic Group AB....................................... 1,051,442    7,343,144
#*  Doro AB................................................   313,435    1,402,361
#   Duni AB................................................   474,569    5,324,420
    Eastnine AB............................................    22,568      211,795
#   Elanders AB, Class B...................................   102,045    1,054,585
#*  Eltel AB...............................................    86,389      187,536
    Granges AB............................................. 1,368,302   14,465,823
    Gunnebo AB.............................................   571,243    1,520,776
    Haldex AB.............................................. 1,151,769    9,742,909
#   Hoist Finance AB.......................................   777,274    6,233,257
    Holmen AB, Class B.....................................   736,295   16,856,402
#   Humana AB..............................................    55,765      335,110
    Inwido AB..............................................   616,203    4,106,566
#   ITAB Shop Concept AB, Class B..........................   121,363      238,346
#   JM AB..................................................   995,638   18,885,900
    KappAhl AB............................................. 1,000,045    2,866,422
    KNOW IT AB.............................................   172,713    3,358,804
    Lagercrantz Group AB, Class B..........................    90,650      891,739
    Lindab International AB................................ 1,618,650   11,309,483
#   Mekonomen AB...........................................   239,561    2,805,990
#   Mekonomen AB...........................................   136,890    1,600,589
    Momentum Group AB, Class B.............................   383,185    3,846,750
#*  Net Insight AB, Class B................................ 1,506,968      452,809
    New Wave Group AB, Class B............................. 1,497,819    9,105,572
    Nordic Waterproofing Holding A.S.......................   101,617      824,458
#   Opus Group AB.......................................... 5,192,826    3,174,184
    Peab AB................................................ 3,992,224   35,141,803
    Pricer AB, Class B..................................... 1,072,443    1,195,675
*   Radisson Hospitality AB................................   279,285    1,078,313
    Ratos AB, Class B...................................... 2,988,824    8,072,143
*   Recipharm AB, Class B..................................   441,403    6,531,684
#   Resurs Holding AB...................................... 1,241,311    8,223,057
    Rottneros AB........................................... 1,289,898    1,659,152
*   SAS AB................................................. 4,439,432   10,024,094
    Scandi Standard AB.....................................    11,107       68,086
    Scandic Hotels Group AB................................   859,566    7,857,168
    Semcon AB..............................................   229,222    1,327,620
#   Systemair AB...........................................    29,301      309,814
    VBG Group AB, Class B..................................    26,200      400,426
                                                                      ------------
TOTAL SWEDEN...............................................            316,156,334
                                                                      ------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
SWITZERLAND -- (4.0%)
    Allreal Holding AG.....................................    267,717 $41,068,259
*   Alpiq Holding AG.......................................     16,413   1,384,942
    ALSO Holding AG........................................     61,822   7,006,629
#*  Arbonia AG.............................................    872,834  10,949,314
#   Autoneum Holding AG....................................      2,368     457,693
    Baloise Holding AG.....................................     22,598   3,230,001
    Banque Cantonale de Geneve.............................     30,700   5,928,196
#   Banque Cantonale du Jura SA............................      7,739     418,976
    Banque Cantonale Vaudoise..............................     10,923   8,164,006
    Bell Food Group AG.....................................     32,744  10,267,668
    Bellevue Group AG......................................     99,856   2,170,981
#   Berner Kantonalbank AG.................................     32,440   6,825,773
    Bobst Group SA.........................................    120,583   9,114,755
#   Bucher Industries AG...................................     22,996   6,342,076
    Calida Holding AG......................................     23,408     729,627
    Carlo Gavazzi Holding AG...............................      7,500   2,038,146
#   Cham Group AG..........................................      9,993   4,252,855
#   Cicor Technologies, Ltd................................     16,649     831,893
    Cie Financiere Tradition SA............................     18,546   1,951,732
    Coltene Holding AG.....................................     48,402   4,939,784
    Conzzeta AG............................................     19,360  17,311,784
    Daetwyler Holding AG...................................     36,280   5,507,900
#   EFG International AG...................................  1,205,700   8,504,706
    Emmi AG................................................     20,271  14,733,738
    Energiedienst Holding AG...............................      5,393     157,919
#   Feintool International Holding AG......................     15,334   1,436,812
    Flughafen Zurich AG....................................     24,353   4,812,950
    GAM Holding AG.........................................  3,616,648  21,002,399
#   Gurit Holding AG.......................................      9,633   8,746,401
    Helvetia Holding AG....................................    150,248  92,030,720
#   HOCHDORF Holding AG....................................     10,961   1,671,524
    Huber & Suhner AG......................................    196,952  13,481,324
    Implenia AG............................................    272,721  15,160,678
    Jungfraubahn Holding AG................................     28,114   3,697,920
#   Kudelski SA............................................    256,400   1,804,913
*   Lastminute.com NV......................................      6,879     126,218
    Liechtensteinische Landesbank AG.......................    142,773   9,212,575
    Luzerner Kantonalbank AG...............................     15,274   7,658,894
*   MCH Group AG...........................................     11,406     316,901
    Metall Zug AG..........................................        975   2,879,344
    Mikron Holding AG......................................      2,377      21,525
    Mobimo Holding AG......................................     92,483  20,594,359
    OC Oerlikon Corp. AG...................................  1,423,170  16,937,416
#*  Orascom Development Holding AG.........................     23,121     339,639
#   Orell Fuessli Holding AG...............................        356      34,060
    Orior AG...............................................     93,395   8,249,629
    Phoenix Mecano AG......................................      5,553   3,008,240
    Plazza AG, Class A.....................................     12,167   2,706,547
#   Rieter Holding AG......................................     22,471   3,033,480
*   Schmolz + Bickenbach AG................................ 10,014,461   7,351,140
    Schweiter Technologies AG..............................      4,409   5,006,622
    SFS Group AG...........................................     33,051   3,242,150
    Siegfried Holding AG...................................     64,976  26,062,982
    St Galler Kantonalbank AG..............................     41,180  20,277,295
    Sulzer AG..............................................     72,373   7,264,305
    Swissquote Group Holding SA............................     93,868   4,880,233
    Tamedia AG.............................................     18,475   2,173,395
    Thurgauer Kantonalbank.................................     11,687   1,200,770
    Valiant Holding AG.....................................    180,999  20,438,226

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SWITZERLAND -- (Continued)
    Valora Holding AG......................................     81,475 $ 20,382,251
    Vaudoise Assurances Holding SA.........................     22,830   11,472,333
    Vetropack Holding AG...................................      2,230    5,104,485
    Vontobel Holding AG....................................    232,353   14,416,371
    VP Bank AG.............................................     61,584    9,911,009
    Walliser Kantonalbank..................................     11,893    1,334,111
    Zehnder Group AG.......................................    183,421    7,338,494
#   Zug Estates Holding AG, Class B........................        550      930,920
    Zuger Kantonalbank AG..................................        137      791,599
                                                                       ------------
TOTAL SWITZERLAND..........................................             582,832,512
                                                                       ------------
UNITED KINGDOM -- (14.3%)
#*  Acacia Mining P.L.C....................................  4,122,478    8,062,326
    Aggreko P.L.C..........................................  3,484,323   38,186,390
    Alliance Pharma P.L.C..................................     95,849       81,989
    Alumasc Group P.L.C. (The).............................     23,972       39,216
    Anglo Pacific Group P.L.C..............................  1,715,251    2,853,451
#   Anglo-Eastern Plantations P.L.C........................    257,299    1,894,594
#   Babcock International Group P.L.C......................  2,951,095   23,013,264
    Balfour Beatty P.L.C...................................    402,820    1,353,274
    Bank of Georgia Group P.L.C............................    548,203   10,939,543
    BBA Aviation P.L.C.....................................  4,894,356   15,009,290
    BCA Marketplace P.L.C..................................     51,726      132,989
    Beazley P.L.C..........................................  5,883,877   39,506,442
    Bellway P.L.C..........................................  3,116,665  114,311,815
    Biffa P.L.C............................................     66,797      200,204
    Bloomsbury Publishing P.L.C............................    503,364    1,237,934
    Bodycote P.L.C.........................................  3,328,298   33,799,562
    Bovis Homes Group P.L.C................................  4,858,289   60,048,260
    Braemar Shipping Services P.L.C........................      3,494       10,236
*   Carclo P.L.C...........................................     33,236       34,077
#   CareTech Holdings P.L.C................................     91,476      462,712
    Carr's Group P.L.C.....................................    536,914    1,026,844
    Castings P.L.C.........................................    447,407    2,207,826
    Centamin P.L.C......................................... 32,765,991   41,609,395
    Central Asia Metals P.L.C..............................     27,819       77,101
    Chemring Group P.L.C...................................  3,496,968    8,151,312
    Chesnara P.L.C.........................................  1,125,499    4,944,236
    Cineworld Group P.L.C..................................  4,259,498   16,012,429
    Clarkson P.L.C.........................................     43,918    1,333,815
    Close Brothers Group P.L.C.............................  2,966,130   55,710,336
    CMC Markets P.L.C......................................    135,547      203,281
    Communisis P.L.C.......................................  3,652,687    3,317,691
    Computacenter P.L.C....................................    727,847   10,214,242
    Countryside Properties P.L.C...........................     83,542      319,326
*   Countrywide P.L.C......................................  1,184,147      158,444
    Crest Nicholson Holdings P.L.C.........................  5,300,449   23,059,070
#   CYBG P.L.C............................................. 11,926,297   40,976,354
    Daejan Holdings P.L.C..................................      9,852      738,708
    Debenhams P.L.C........................................     90,397       10,303
    DFS Furniture P.L.C....................................    351,732      935,340
    DiscoverIE Group P.L.C.................................  1,114,167    5,075,358
    Dixons Carphone P.L.C..................................  9,351,684   20,218,570
    Drax Group P.L.C.......................................  8,019,602   41,078,127
*   EI Group P.L.C......................................... 14,899,139   31,644,392
    Elementis P.L.C........................................  2,347,613    6,133,690
#*  EnQuest P.L.C.......................................... 29,145,803   10,106,908
    Entertainment One, Ltd.................................  2,107,351   11,015,580
    Equiniti Group P.L.C...................................    802,034    2,206,250

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
UNITED KINGDOM -- (Continued)
    Essentra P.L.C.........................................    815,047 $  3,972,877
    Ferrexpo P.L.C.........................................    355,401      946,127
*   Firstgroup P.L.C....................................... 23,660,210   25,724,018
*   Flybe Group P.L.C......................................     42,671        5,571
    Foxtons Group P.L.C....................................    538,919      321,020
    Fuller Smith & Turner P.L.C., Class A..................      8,792      107,564
*   Future P.L.C...........................................     54,579      302,993
    Galliford Try P.L.C....................................  2,240,723   24,966,486
*   Gem Diamonds, Ltd......................................    180,148      239,608
*   Genel Energy P.L.C.....................................    178,781      495,125
*   Georgia Capital P.L.C..................................    524,643    7,839,980
    Grafton Group P.L.C....................................  5,085,642   46,981,269
    Grainger P.L.C.........................................  1,263,685    4,365,789
    Greencore Group P.L.C..................................  1,839,187    4,451,319
    Greene King P.L.C......................................  8,127,394   50,019,183
*   Gulf Keystone Petroleum, Ltd...........................  1,291,122    3,666,176
#*  Gulf Marine Services P.L.C.............................    709,162      372,840
    GVC CVR................................................ 13,190,181    1,825,905
    GVC Holdings P.L.C.....................................  3,679,761   44,077,517
    Halfords Group P.L.C...................................  4,145,114   16,292,902
    Harvey Nash Group P.L.C................................    156,602      260,998
    Headlam Group P.L.C....................................    100,277      577,195
    Helical P.L.C..........................................  1,024,272    4,056,688
    Henry Boot P.L.C.......................................  1,271,673    4,295,847
    Highland Gold Mining, Ltd..............................     47,478       87,516
    Hikma Pharmaceuticals P.L.C............................    116,192    2,818,232
    Hiscox, Ltd............................................  5,581,041  115,931,579
    Hochschild Mining P.L.C................................  1,769,147    3,561,332
*   Hunting P.L.C..........................................  2,194,739   18,831,697
    Huntsworth P.L.C.......................................  2,355,647    3,355,870
    Ibstock P.L.C..........................................     76,962      220,650
    Inchcape P.L.C.........................................  3,089,963   21,341,393
    Intermediate Capital Group P.L.C.......................    469,576    5,703,292
    International Personal Finance P.L.C...................  2,012,371    4,586,215
#*  Interserve P.L.C.......................................    371,050      229,257
*   IP Group P.L.C.........................................    356,846      487,258
    John Laing Group P.L.C.................................  1,629,508    6,484,236
    John Wood Group P.L.C..................................  4,166,097   37,970,828
*   JPJ Group P.L.C........................................      9,430       74,101
    Just Group P.L.C.......................................  2,347,480    2,660,665
    Keller Group P.L.C.....................................  1,500,205   12,407,550
#   Kier Group P.L.C.......................................    365,738    4,093,830
    Kin and Carta P.L.C....................................     84,354      102,649
*   Lamprell P.L.C.........................................  1,200,752      967,137
    Lancashire Holdings, Ltd...............................  3,806,625   28,697,481
    Lookers P.L.C..........................................  2,353,456    2,875,401
    Low & Bonar P.L.C......................................     22,411        8,918
    LSL Property Services P.L.C............................     26,839       85,738
    Man Group P.L.C........................................ 20,148,051   39,975,886
    Marshalls P.L.C........................................    834,162    4,590,748
#   Marston's P.L.C........................................ 12,811,273   16,247,989
    McCarthy & Stone P.L.C.................................  2,229,073    3,848,716
    McColl's Retail Group P.L.C............................    103,012      167,999
    Mears Group P.L.C......................................  2,180,948    9,892,581
#   Mediclinic International P.L.C.........................    665,179    3,196,798
    Meggitt P.L.C.......................................... 13,533,476   91,562,169
    Melrose Industries P.L.C...............................  1,626,050    3,500,231
    Millennium & Copthorne Hotels P.L.C....................  3,886,290   23,542,259
    Mitchells & Butlers P.L.C..............................  6,605,646   21,901,353

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                              Shares       Value>>
                                                            ---------- ---------------
UNITED KINGDOM -- (Continued)
    MJ Gleeson P.L.C.......................................    594,788 $     5,310,109
    Morgan Sindall Group P.L.C.............................    187,994       2,849,237
#   N Brown Group P.L.C....................................     73,549         127,888
    National Express Group P.L.C........................... 10,136,182      51,792,580
    New World Resources P.L.C., Class A....................     32,193              18
    Northgate P.L.C........................................  2,132,855      10,272,226
#*  Nostrum Oil & Gas P.L.C................................    128,467         337,401
    OneSavings Bank P.L.C..................................  1,448,722       6,900,935
    Paragon Banking Group P.L.C............................  6,545,915      35,573,624
    Pendragon P.L.C........................................ 12,778,426       4,395,396
#*  Petra Diamonds, Ltd....................................    567,946         284,560
*   Petropavlovsk P.L.C.................................... 35,334,161       2,988,195
#   Pets at Home Group P.L.C...............................  2,647,040       3,717,309
    Phoenix Group Holdings................................. 10,989,912      84,469,993
    Playtech P.L.C.........................................    534,200       3,266,560
#*  Premier Foods P.L.C....................................  5,707,429       2,778,471
*   Premier Oil P.L.C...................................... 21,883,282      30,020,725
    PZ Cussons P.L.C.......................................     53,128         148,255
    QinetiQ Group P.L.C....................................    887,715       3,144,400
    Rank Group P.L.C.......................................     60,598         123,847
    Reach P.L.C............................................    256,129         221,170
    Redrow P.L.C...........................................  7,498,489      50,629,786
    Renewi P.L.C...........................................  2,445,206       1,602,753
    RPC Group P.L.C........................................  3,913,303      38,143,650
    RPS Group P.L.C........................................  3,458,878       6,919,485
    Saga P.L.C.............................................  8,824,573      13,437,072
    SDL P.L.C..............................................    243,299       1,424,742
    Senior P.L.C...........................................  1,347,161       4,692,124
    Severfield P.L.C.......................................    777,804         692,629
    SIG P.L.C.............................................. 12,561,454      17,990,761
    Soco International P.L.C...............................  1,384,869       1,484,960
    Speedy Hire P.L.C......................................  4,663,309       3,350,275
    Spire Healthcare Group P.L.C...........................      6,808          10,217
    Spirent Communications P.L.C...........................  2,162,022       3,264,691
    Sportech P.L.C.........................................    225,581         156,860
*   Sports Direct International P.L.C......................  5,053,090      21,062,895
    St. Modwen Properties P.L.C............................  3,504,441      16,728,957
    Stock Spirits Group P.L.C..............................  2,139,876       5,451,945
    Superdry P.L.C.........................................     59,100         609,769
    Tate & Lyle P.L.C......................................  1,024,456       8,808,355
    Telford Homes P.L.C....................................      3,309          13,236
    TP ICAP P.L.C..........................................  5,136,821      19,030,577
    Travis Perkins P.L.C...................................  3,301,184      46,624,925
    Trifast P.L.C..........................................    853,198       2,100,445
    TT Electronics P.L.C...................................  3,011,722       8,219,043
*   Tullow Oil P.L.C....................................... 18,574,455      53,291,295
    Tyman P.L.C............................................    590,512       2,088,599
    U & I Group P.L.C......................................  1,612,439       4,719,074
*   Vectura Group P.L.C....................................    554,254         503,506
    Vertu Motors P.L.C.....................................     35,547          16,629
    Vesuvius P.L.C.........................................  7,530,906      52,250,106
    Vp P.L.C...............................................    279,303       3,594,356
    William Hill P.L.C.....................................  1,319,594       3,547,315
    Xaar P.L.C.............................................    230,800         429,754
                                                                       ---------------
TOTAL UNITED KINGDOM.......................................              2,069,450,732
                                                                       ---------------
TOTAL COMMON STOCKS........................................             13,530,898,910
                                                                       ---------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                                Shares       Value>>
                                                              ---------- ---------------
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Biotest AG.............................................     89,530 $     2,374,411
#     Draegerwerk AG & Co. KGaA..............................    151,685       8,142,712
      STO SE & Co. KGaA......................................     11,670       1,205,982
                                                                         ---------------
TOTAL GERMANY................................................                 11,723,105
                                                                         ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13...........................     41,929               0
                                                                         ---------------
JAPAN -- (0.0%)
*     Akatsuki Corp. Rights 12/25/18.........................     16,800          11,613
*     Samty Co., Ltd. Rights 11/19/18........................     20,900          20,375
                                                                         ---------------
TOTAL JAPAN..................................................                     31,988
                                                                         ---------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23................. 10,557,095               0
                                                                         ---------------
TOTAL RIGHTS/WARRANTS........................................                     31,988
                                                                         ---------------
TOTAL INVESTMENT SECURITIES..................................             13,542,654,003
                                                                         ---------------

                                                                             Value+
                                                                         ---------------
SECURITIES LENDING COLLATERAL -- (6.5%)
@(S)  DFA Short Term Investment Fund......................... 81,944,375     948,096,417
                                                                         ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $13,767,070,308).....................................            $14,490,750,420
                                                                         ===============

As of October 31, 2018, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                Unrealized
                               Number of Expiration   Notional      Market     Appreciation
Description                    Contracts    Date       Value        Value     (Depreciation)
-----------                    --------- ---------- ------------ ------------ --------------
Long Position Contracts:
S&P 500 (R) Emini Index.......   1,040    12/21/18  $142,657,782 $140,977,200  $(1,680,582)
                                                    ------------ ------------  -----------
Total Futures Contracts.......                      $142,657,782 $140,977,200  $(1,680,582)
                                                    ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                           Level 1       Level 2    Level 3     Total
                                                        -------------- ------------ ------- --------------
Common Stocks
   Australia...........................................             -- $995,409,055   --    $  995,409,055
   Austria.............................................             --  141,184,972   --       141,184,972
   Belgium.............................................             --  195,328,165   --       195,328,165
   Canada.............................................. $1,133,509,391          767   --     1,133,510,158
   China...............................................             --       21,996   --            21,996
   Denmark.............................................             --  219,651,545   --       219,651,545
   Finland.............................................             --  361,078,116   --       361,078,116
   France..............................................             --  559,558,224   --       559,558,224
   Germany.............................................             --  848,689,475   --       848,689,475
   Greece..............................................             --        1,946   --             1,946

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                Investments in Securities (Market Value)
                                                        -------------------------------------------------------
                                                            Level 1         Level 2     Level 3      Total
                                                        --------------  --------------- ------- ---------------
   Hong Kong........................................... $       21,105  $   413,736,876   --    $   413,757,981
   Ireland.............................................             --       35,831,804   --         35,831,804
   Israel..............................................             --      108,314,807   --        108,314,807
   Italy...............................................             --      682,241,062   --        682,241,062
   Japan...............................................     32,014,511    3,686,563,330   --      3,718,577,841
   Netherlands.........................................             --      371,831,893   --        371,831,893
   New Zealand.........................................      1,604,908       51,331,941   --         52,936,849
   Norway..............................................             --      155,970,494   --        155,970,494
   Portugal............................................             --       51,386,839   --         51,386,839
   Singapore...........................................        481,385      131,681,333   --        132,162,718
   Spain...............................................             --      385,013,392   --        385,013,392
   Sweden..............................................      1,600,589      314,555,745   --        316,156,334
   Switzerland.........................................             --      582,832,512   --        582,832,512
   United Kingdom......................................             --    2,069,450,732   --      2,069,450,732
Preferred Stocks
   Germany.............................................             --       11,723,105   --         11,723,105
Rights/Warrants
   Japan...............................................             --           31,988   --             31,988
Securities Lending Collateral..........................             --      948,096,417   --        948,096,417
Futures Contracts**....................................     (1,680,582)              --   --         (1,680,582)
                                                        --------------  ---------------   --    ---------------
TOTAL.................................................. $1,167,551,307  $13,321,518,531   --    $14,489,069,838
                                                        ==============  ===============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares    Value>>
                                                            --------- ----------
COMMON STOCKS -- (93.1%)
AUSTRALIA -- (6.0%)
    Accent Group, Ltd......................................   149,843 $  132,604
    Adelaide Brighton, Ltd.................................   168,437    677,478
#   Ainsworth Game Technology, Ltd.........................   105,607     76,536
#*  Alkane Resources, Ltd..................................   273,757     43,647
    ALS, Ltd...............................................    26,627    154,416
    Altium, Ltd............................................    46,754    728,866
    Alumina, Ltd...........................................    62,432    113,304
#   AMA Group, Ltd.........................................   151,041     97,606
#   Amaysim Australia, Ltd.................................    87,989     71,241
    Amcor, Ltd.............................................    59,263    559,218
    AMP, Ltd...............................................   842,265  1,476,937
    Ansell, Ltd............................................    68,188  1,124,168
#   AP Eagers, Ltd.........................................    32,460    168,922
    APN Property Group, Ltd................................    91,418     29,201
#   ARB Corp., Ltd.........................................    32,765    403,018
    Ardent Leisure Group...................................   322,468    366,817
    Aristocrat Leisure, Ltd................................    14,585    274,839
#   ARQ Group, Ltd.........................................    41,656     64,719
    Asaleo Care, Ltd.......................................   297,377    147,534
    ASX, Ltd...............................................     1,291     54,223
    Atlas Arteria, Ltd.....................................    15,598     75,559
    AUB Group, Ltd.........................................    16,710    159,846
    Aurizon Holdings, Ltd..................................   174,244    519,132
    Ausdrill, Ltd..........................................   458,423    558,781
    AusNet Services........................................   119,985    145,531
    Austal, Ltd............................................   248,578    315,966
*   Austin Engineering, Ltd................................   157,754     24,032
#   Australia & New Zealand Banking Group, Ltd.............   236,783  4,358,384
#*  Australian Agricultural Co., Ltd.......................   320,632    300,668
    Australian Pharmaceutical Industries, Ltd..............   351,365    381,650
    Auswide Bank, Ltd......................................     7,550     27,764
#   Automotive Holdings Group, Ltd.........................   197,879    253,757
    Aveo Group.............................................   120,379    157,488
    AVJennings, Ltd........................................    78,694     33,742
#   Bank of Queensland, Ltd................................   275,158  1,886,179
    Bapcor, Ltd............................................    72,317    350,814
*   Base Resources, Ltd....................................    90,567     15,799
    Beach Energy, Ltd...................................... 1,447,341  1,802,803
    Beacon Lighting Group, Ltd.............................    27,229     27,252
#*  Beadell Resources, Ltd.................................   414,541     16,591
#   Bega Cheese, Ltd.......................................    85,962    364,100
#*  Bellamy's Australia, Ltd...............................    40,640    209,216
    Bendigo & Adelaide Bank, Ltd...........................   241,875  1,757,592
    BHP Billiton, Ltd......................................   314,531  7,257,378
#   BHP Billiton, Ltd., Sponsored ADR......................    69,264  3,198,612
#   Blackmores, Ltd........................................     6,127    528,334
    BlueScope Steel, Ltd...................................   393,907  4,037,784
    Boral, Ltd.............................................   400,374  1,594,998
    Brambles, Ltd..........................................    80,792    608,602
    Breville Group, Ltd....................................    48,888    425,865
    Brickworks, Ltd........................................    65,526    784,570
*   Buru Energy, Ltd.......................................    58,640     10,589
#   Cabcharge Australia, Ltd...............................   255,401    373,851
    Caltex Australia, Ltd..................................     9,675    193,585
    Capitol Health, Ltd....................................   405,792     79,395
*   Cardno, Ltd............................................   201,915    145,531
*   Carnarvon Petroleum, Ltd...............................   118,020     29,395

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
#   carsales.com, Ltd......................................   107,908 $  935,298
*   Cash Converters International, Ltd.....................   399,386     74,999
    Cedar Woods Properties, Ltd............................    60,471    227,109
    Challenger, Ltd........................................    90,396    658,341
    CIMIC Group, Ltd.......................................    18,581    623,857
#*  Clean Seas Seafood, Ltd................................ 1,021,552     39,739
    Cleanaway Waste Management, Ltd........................ 1,629,802  2,083,436
    Coca-Cola Amatil, Ltd..................................    42,962    302,354
    Cochlear, Ltd..........................................     4,240    534,296
    Codan, Ltd.............................................    61,980    132,002
#   Collection House, Ltd..................................   103,157     97,623
    Collins Foods, Ltd.....................................    92,014    417,939
#   Commonwealth Bank of Australia.........................    27,764  1,365,179
    Computershare, Ltd.....................................    32,124    451,107
#*  Cooper Energy, Ltd..................................... 1,111,770    366,615
#   Corporate Travel Management, Ltd.......................    28,755    410,339
    Costa Group Holdings, Ltd..............................   140,041    606,775
#   Credit Corp. Group, Ltd................................    22,151    299,665
    Crown Resorts, Ltd.....................................    18,903    168,197
#*  CSG, Ltd...............................................   179,470     24,286
    CSR, Ltd...............................................   378,713    950,011
#   Data#3, Ltd............................................    59,043     62,902
*   Decmil Group, Ltd......................................   148,461     80,520
#   Domain Holdings Australia, Ltd.........................   187,874    330,515
#   Domino's Pizza Enterprises, Ltd........................    28,619  1,096,874
    Donaco International, Ltd..............................    26,426      2,904
*   Doray Minerals, Ltd....................................   336,999     85,035
    Downer EDI, Ltd........................................   353,191  1,738,885
    DuluxGroup, Ltd........................................   191,856  1,008,481
    DWS, Ltd...............................................    34,565     28,655
    Eclipx Group, Ltd......................................   253,382    435,958
    Elders, Ltd............................................    82,169    425,391
#*  Energy Resources of Australia, Ltd.....................   325,748     78,763
#*  Energy World Corp., Ltd................................   944,535    110,686
    EQT Holdings, Ltd......................................     7,353    116,919
    ERM Power, Ltd.........................................    53,500     62,093
    Estia Health, Ltd......................................   171,636    248,782
    Euroz, Ltd.............................................     1,190      1,055
    EVENT Hospitality and Entertainment, Ltd...............    60,268    573,308
    Evolution Mining, Ltd..................................   604,011  1,278,444
    Fairfax Media, Ltd..................................... 1,957,929    891,046
*   FAR, Ltd...............................................   947,843     83,669
    Finbar Group, Ltd......................................    18,455     11,123
    Fleetwood Corp., Ltd. (6341855)........................    85,236    134,310
    FlexiGroup, Ltd........................................   262,528    286,076
    Flight Centre Travel Group, Ltd........................    16,018    528,386
    Fortescue Metals Group, Ltd............................   897,094  2,553,426
#   G8 Education, Ltd......................................   395,832    575,971
#*  Galaxy Resources, Ltd..................................    66,018    103,015
    GBST Holdings, Ltd.....................................     9,803     11,854
#   Genworth Mortgage Insurance Australia, Ltd.............   250,516    400,106
#*  Gold Road Resources, Ltd...............................   440,783    217,609
    GrainCorp, Ltd., Class A...............................   193,374  1,130,413
    Grange Resources, Ltd..................................   208,883     32,799
#   Greencross, Ltd........................................    95,267    305,995
    GUD Holdings, Ltd......................................    47,128    413,190
    GWA Group, Ltd.........................................   156,719    306,481
    Hansen Technologies, Ltd...............................    74,950    184,311
#   Harvey Norman Holdings, Ltd............................   470,009  1,063,967

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
    Healthscope, Ltd.......................................   918,241 $1,377,666
#   Helloworld Travel, Ltd.................................    15,327     59,900
*   Hills, Ltd.............................................   252,946     32,302
*   Horizon Oil, Ltd.......................................   329,531     33,720
#   HT&E, Ltd..............................................   228,291    314,590
    Huon Aquaculture Group, Ltd............................    12,043     38,701
    IDP Education, Ltd.....................................    51,988    339,811
    Iluka Resources, Ltd...................................   134,925    774,902
#*  Imdex, Ltd.............................................   172,347    140,399
#   IMF Bentham, Ltd.......................................   141,074    295,592
    Incitec Pivot, Ltd.....................................   731,369  2,026,521
#   Independence Group NL..................................   415,353  1,192,305
*   Infigen Energy.........................................   247,239     86,095
    Infomedia, Ltd.........................................   159,345    126,349
    Insurance Australia Group, Ltd.........................    74,489    360,280
    Integrated Research, Ltd...............................    47,760     71,959
#   InvoCare, Ltd..........................................    61,857    532,379
    IOOF Holdings, Ltd.....................................   158,042    764,403
    IRESS, Ltd.............................................    60,653    467,264
#   iSelect, Ltd...........................................   232,334    107,427
#   iSentia Group, Ltd.....................................    76,936     13,400
    IVE Group, Ltd.........................................    79,610    115,198
    James Hardie Industries P.L.C..........................    29,101    388,727
    James Hardie Industries P.L.C., Sponsored ADR..........     1,506     20,150
#   Japara Healthcare, Ltd.................................   207,952    165,845
#   JB Hi-Fi, Ltd..........................................    64,460  1,050,391
#   Jupiter Mines, Ltd.....................................   227,005     50,694
*   Karoon Gas Australia, Ltd..............................   214,353    162,222
*   Kingsgate Consolidated, Ltd............................    78,969      9,251
    LendLease Group........................................    29,643    370,198
*   Lucapa Diamond Co., Ltd................................   177,349     27,676
#*  Lynas Corp., Ltd.......................................   500,364    740,421
    MACA, Ltd..............................................   225,090    192,046
*   Macmahon Holdings, Ltd.................................   971,526    161,962
    Macquarie Group, Ltd...................................    48,718  4,062,705
    Magellan Financial Group, Ltd..........................    54,153  1,026,370
    MaxiTRANS Industries, Ltd..............................    77,028     29,494
#*  Mayne Pharma Group, Ltd................................ 1,149,384    914,076
    McMillan Shakespeare, Ltd..............................    37,927    444,816
    McPherson's, Ltd.......................................    98,304     97,144
    Medibank Pvt, Ltd......................................   162,308    321,819
*   Medusa Mining, Ltd.....................................   152,759     35,156
#*  Mesoblast, Ltd.........................................   316,223    448,752
#   Metals X, Ltd..........................................   434,717    143,683
#   Metcash, Ltd...........................................   859,660  1,680,168
    Mineral Resources, Ltd.................................    93,187    945,558
*   MMA Offshore, Ltd......................................   529,550     89,942
#   MNF Group, Ltd.........................................    17,380     50,783
    Monadelphous Group, Ltd................................    44,913    459,602
#   Monash IVF Group, Ltd..................................   158,334    101,663
#   Money3 Corp., Ltd......................................    82,286     95,192
#   Mortgage Choice, Ltd...................................    78,728     67,396
    Mount Gibson Iron, Ltd.................................   653,260    250,243
#   Myer Holdings, Ltd..................................... 4,128,826  1,332,877
    MYOB Group, Ltd........................................   146,359    350,006
    MyState, Ltd...........................................    45,484    148,236
#   National Australia Bank, Ltd...........................   223,385  4,000,718
    Navigator Global Investments, Ltd......................    63,890    203,259
#   Navitas, Ltd...........................................   127,008    457,825

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
#   Neometals, Ltd.........................................    48,923 $    7,984
#*  NetComm Wireless, Ltd..................................    29,909     14,098
    New Hope Corp., Ltd....................................   135,897    318,718
    Newcrest Mining, Ltd...................................    29,405    430,436
    nib holdings, Ltd......................................   218,821    861,365
#   Nick Scali, Ltd........................................    28,112    103,205
#   Nine Entertainment Co. Holdings, Ltd...................   492,787    591,824
    Northern Star Resources, Ltd...........................   300,827  1,879,333
*   NRW Holdings, Ltd......................................   306,647    402,731
    Nufarm, Ltd............................................   145,154    586,984
#   OFX Group, Ltd.........................................   129,462    196,931
    Oil Search, Ltd........................................    57,397    315,540
    oOh!media, Ltd.........................................   117,319    394,227
    Orica, Ltd.............................................   147,743  1,800,079
*   Origin Energy, Ltd.....................................   279,545  1,448,673
    Orora, Ltd.............................................   555,223  1,323,192
    OZ Minerals, Ltd.......................................   278,580  1,787,076
    Pacific Current Group, Ltd.............................    38,047    165,980
    Pacific Energy, Ltd....................................    53,348     20,598
    Pacific Smiles Group, Ltd..............................    19,058     18,913
    Pact Group Holdings, Ltd...............................   176,261    435,722
*   Panoramic Resources, Ltd...............................   264,823     78,066
    Peet, Ltd..............................................   197,689    155,029
    Pendal Group, Ltd......................................    75,113    434,301
    Perpetual, Ltd.........................................    21,792    536,007
#*  Perseus Mining, Ltd....................................   953,529    244,390
    Pioneer Credit, Ltd....................................    19,143     41,531
#   Platinum Asset Management, Ltd.........................   114,905    400,091
*   PMP, Ltd...............................................   150,913     20,852
    Premier Investments, Ltd...............................    48,697    567,749
    Primary Health Care, Ltd............................... 1,117,096  2,103,020
*   Prime Media Group, Ltd.................................   259,087     47,644
    Pro Medicus, Ltd.......................................    12,101     78,316
    Qantas Airways, Ltd....................................   272,837  1,059,087
    QBE Insurance Group, Ltd...............................   249,801  2,007,079
    QMS Media, Ltd.........................................   169,652    111,820
#   Qube Holdings, Ltd.....................................   746,453  1,298,036
#*  Quintis, Ltd...........................................   197,160      9,612
#*  Ramelius Resources, Ltd................................   330,244     97,270
    Ramsay Health Care, Ltd................................     7,186    286,830
    RCR Tomlinson, Ltd.....................................   164,700    105,974
    REA Group, Ltd.........................................     3,734    190,036
    Reckon, Ltd............................................    24,980     12,805
    Reece, Ltd.............................................     4,702     34,621
#   Regis Healthcare, Ltd..................................    69,376    117,962
    Regis Resources, Ltd...................................   241,196    723,523
    Reject Shop, Ltd. (The)................................    25,896     40,582
    Resolute Mining, Ltd...................................   663,028    490,158
#   Retail Food Group, Ltd.................................    95,537     25,044
    Ridley Corp., Ltd......................................   173,854    178,809
    Rio Tinto, Ltd.........................................    28,857  1,570,176
*   RPMGlobal Holdings, Ltd................................    20,372      9,103
    Ruralco Holdings, Ltd..................................    24,809     50,861
#   RXP Services, Ltd......................................   120,452     39,341
    Salmat, Ltd............................................    16,043      6,268
    Sandfire Resources NL..................................   159,145    752,495
    Santos, Ltd............................................   198,432    931,355
*   Saracen Mineral Holdings, Ltd..........................   511,730    892,563
#   SeaLink Travel Group, Ltd..............................    19,086     57,231

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
AUSTRALIA -- (Continued)
    Seek, Ltd..............................................    26,845 $    341,066
    Select Harvests, Ltd...................................    87,748      321,573
#*  Senex Energy, Ltd......................................   841,653      240,856
    Servcorp, Ltd..........................................    23,357       58,211
    Service Stream, Ltd....................................   183,283      206,695
    Seven Group Holdings, Ltd..............................    45,662      576,865
    Seven West Media, Ltd..................................   889,410      492,932
    SG Fleet Group, Ltd....................................    30,658       72,344
#   Sigma Healthcare, Ltd.................................. 2,722,570    1,005,548
#   Silver Chef, Ltd.......................................    42,000       49,954
#*  Silver Lake Resources, Ltd.............................   541,077      198,437
    Sims Metal Management, Ltd.............................   140,592    1,127,352
    Sonic Healthcare, Ltd..................................    35,779      572,637
    South32, Ltd...........................................   513,662    1,324,812
    Southern Cross Media Group, Ltd........................   530,793      430,056
    Spark Infrastructure Group.............................   136,325      222,257
#   SpeedCast International, Ltd...........................   198,889      508,471
    St Barbara, Ltd........................................   259,867      767,125
    Star Entertainment Grp, Ltd. (The).....................   414,152    1,396,586
    Steadfast Group, Ltd...................................   176,439      372,050
*   Strike Energy, Ltd.....................................    66,462        5,055
    Suncorp Group, Ltd.....................................    99,816      992,479
*   Sundance Energy Australia, Ltd......................... 5,253,419      311,054
    Sunland Group, Ltd.....................................    67,813       74,246
#   Super Retail Group, Ltd................................   121,328      622,197
#*  Superloop, Ltd.........................................    57,184       70,574
#*  Syrah Resources, Ltd...................................   192,130      218,531
    Tabcorp Holdings, Ltd..................................   270,624      888,103
    Tassal Group, Ltd......................................   155,711      456,010
    Technology One, Ltd....................................   134,332      519,070
#   Thorn Group, Ltd.......................................   129,334       52,820
*   Tiger Resources, Ltd...................................   335,407          891
    TPG Telecom, Ltd.......................................    83,532      425,327
*   Troy Resources, Ltd....................................   258,080       17,635
#   Villa World, Ltd.......................................   113,720      162,009
#*  Village Roadshow, Ltd..................................    86,932      139,968
*   Virgin Australia Holdings, Ltd......................... 2,256,515      320,055
    Virtus Health, Ltd.....................................    66,783      238,020
    Vita Group, Ltd........................................   121,246       89,481
#*  Vocus Group, Ltd.......................................   507,362    1,238,056
*   Watpac, Ltd............................................    44,377       29,128
    Webjet, Ltd............................................    24,663      228,622
    Wesfarmers, Ltd........................................    34,155    1,131,143
#   Western Areas, Ltd.....................................   232,287      371,300
*   Westgold Resources, Ltd................................   155,919      121,747
#   Westpac Banking Corp...................................   198,093    3,762,921
#   Westpac Banking Corp., Sponsored ADR...................    17,788      336,727
    Whitehaven Coal, Ltd...................................   440,156    1,520,419
    Woodside Petroleum, Ltd................................    94,077    2,316,201
    WorleyParsons, Ltd.....................................   252,851    2,615,297
    WPP AUNZ, Ltd..........................................   265,697      105,632
                                                                      ------------
TOTAL AUSTRALIA............................................            156,489,533
                                                                      ------------
AUSTRIA -- (0.7%)
    Agrana Beteiligungs AG.................................    10,200      203,211
    ANDRITZ AG.............................................    37,161    1,925,312
    Atrium European Real Estate, Ltd.......................    39,149      163,179
    Austria Technologie & Systemtechnik AG.................    25,068      593,794
    CA Immobilien Anlagen AG...............................    15,929      518,357

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
AUSTRIA -- (Continued)
    DO & CO AG.............................................   3,796 $   344,184
    Erste Group Bank AG....................................  27,781   1,130,893
    EVN AG.................................................  29,259     511,438
    FACC AG................................................  17,679     310,978
    Flughafen Wien AG......................................   2,852     110,847
#   IMMOFINANZ AG..........................................  12,298     292,760
    Kapsch TrafficCom AG...................................   2,499      89,169
    Lenzing AG.............................................   3,520     319,296
    Mayr Melnhof Karton AG.................................   3,325     420,823
    Oberbank AG............................................     847      85,383
    Oesterreichische Post AG...............................  16,196     657,450
    OMV AG.................................................  41,501   2,304,658
#   Palfinger AG...........................................   6,252     190,635
#   POLYTEC Holding AG.....................................   8,231      84,852
#   Porr AG................................................   6,557     177,513
    Raiffeisen Bank International AG.......................  84,612   2,305,996
    Rosenbauer International AG............................     761      38,788
    S IMMO AG..............................................  15,940     272,529
    Schoeller-Bleckmann Oilfield Equipment AG..............   5,218     465,792
#*  Semperit AG Holding....................................   6,249     103,214
    Strabag SE.............................................  13,652     480,017
    Telekom Austria AG.....................................  77,305     573,589
    UBM Development AG.....................................   1,553      66,513
    UNIQA Insurance Group AG............................... 116,178   1,085,027
    Verbund AG.............................................   7,213     290,339
    Vienna Insurance Group AG Wiener Versicherung Gruppe...  34,890     926,560
    Voestalpine AG.........................................  29,355   1,041,808
    Wienerberger AG........................................  13,837     318,265
#*  Zumtobel Group AG......................................  11,310     102,559
                                                                    -----------
TOTAL AUSTRIA..............................................          18,505,728
                                                                    -----------
BELGIUM -- (1.3%)
    Ackermans & van Haaren NV..............................  17,662   2,780,660
    Ageas.................................................. 107,511   5,379,310
*   AGFA-Gevaert NV........................................ 171,453     765,480
    Anheuser-Busch InBev SA/NV.............................  27,589   2,040,519
#   Anheuser-Busch InBev SA/NV, Sponsored ADR..............   6,428     475,543
    Atenor.................................................   2,049     116,134
    Banque Nationale de Belgique...........................      69     201,656
    Barco NV...............................................   8,785   1,000,318
#   Bekaert SA.............................................  38,406     829,476
    bpost SA...............................................  48,753     739,904
    Cie d'Entreprises CFE..................................   6,223     659,836
#   Cie Immobiliere de Belgique SA.........................   1,566      91,060
#   Colruyt SA.............................................  25,632   1,490,352
    Deceuninck NV..........................................  56,289     131,478
    D'ieteren SA...........................................  26,319   1,040,947
#   Econocom Group SA...................................... 105,654     330,701
    Elia System Operator SA................................   6,294     393,490
#   Euronav NV............................................. 125,013   1,164,083
    EVS Broadcast Equipment SA.............................   8,451     187,859
#*  Exmar NV...............................................  27,285     183,924
    Fagron.................................................  22,236     361,667
    Gimv NV................................................  10,401     554,859
#*  Ion Beam Applications..................................   2,107      37,046
    KBC Group NV...........................................  29,947   2,063,829
    Kinepolis Group NV.....................................   8,679     465,917
    Lotus Bakeries.........................................     108     278,676
#   Melexis NV.............................................  10,065     661,965

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
BELGIUM -- (Continued)
#*  Nyrstar NV.............................................  67,523 $   121,960
#   Ontex Group NV.........................................  62,033   1,188,952
#   Orange Belgium SA......................................  29,015     521,061
*   Oxurion NV.............................................  34,733     186,389
    Picanol................................................   1,521     136,538
    Proximus SADP..........................................  25,907     660,055
    Recticel SA............................................  38,118     296,537
    Resilux................................................     847     123,668
    Roularta Media Group NV................................   1,845      31,856
    Sioen Industries NV....................................   8,233     199,777
    Sipef NV...............................................   4,559     265,917
    Solvay SA..............................................  27,301   3,109,784
#*  Telenet Group Holding NV...............................   4,603     223,008
    TER Beke SA............................................     539      87,704
*   Tessenderlo Group SA...................................  27,512     968,501
    UCB SA.................................................   6,297     528,822
    Umicore SA.............................................  14,182     667,588
    Van de Velde NV........................................   3,155      78,670
*   Viohalco SA............................................  25,814      74,260
                                                                    -----------
TOTAL BELGIUM..............................................          33,897,736
                                                                    -----------
CANADA -- (8.8%)
*   5N Plus, Inc...........................................  47,615     107,061
    Absolute Software Corp.................................  14,551      85,110
    Acadian Timber Corp....................................   7,976     103,362
#*  Advantage Oil & Gas, Ltd............................... 599,974   1,344,467
    Aecon Group, Inc.......................................  49,735     715,168
#*  Africa Oil Corp........................................ 329,400     302,764
#   AG Growth International, Inc...........................   7,460     333,035
    AGF Management, Ltd., Class B.......................... 205,212     840,209
    Agnico Eagle Mines, Ltd................................   3,653     129,032
    Agnico Eagle Mines, Ltd................................  10,232     361,803
#   AGT Food & Ingredients, Inc............................  12,112     161,377
*   Aimia, Inc.............................................  54,074     162,249
*   Air Canada.............................................  18,500     351,043
#   AirBoss of America Corp................................  12,431     111,614
    AKITA Drilling, Ltd., Class A..........................  22,337      75,337
*   Alacer Gold Corp....................................... 319,021     521,019
    Alamos Gold, Inc., Class A............................. 398,106   1,590,669
#   Alamos Gold, Inc., Class A.............................  61,980     247,300
#   Alaris Royalty Corp....................................  41,723     609,784
    Alcanna, Inc...........................................  32,855     234,598
    Algoma Central Corp....................................   4,796      43,426
    Algonquin Power & Utilities Corp.......................  24,002     239,573
*   Alio Gold, Inc.........................................  16,660      11,896
#   AltaGas, Ltd...........................................   5,021      63,122
#   Altius Minerals Corp...................................  19,100     183,535
    Altus Group, Ltd.......................................  13,768     301,307
#*  Americas Silver Corp...................................  27,100      53,934
*   Amerigo Resources, Ltd.................................  77,500      57,693
#   Andrew Peller, Ltd., Class A...........................  14,100     160,231
#   ARC Resources, Ltd..................................... 201,846   1,879,777
#*  Argonaut Gold, Inc..................................... 172,203     168,743
*   Arrow Exploration Corp.................................  11,717       6,230
#*  Asanko Gold, Inc....................................... 123,493      94,746
    Atco, Ltd., Class I....................................   4,600     134,109
#*  Athabasca Oil Corp..................................... 419,433     407,820
*   ATS Automation Tooling Systems, Inc....................  30,245     444,790
#   AutoCanada, Inc........................................  31,919     242,220

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   B2Gold Corp............................................ 814,626 $2,011,117
 #   Badger Daylighting, Ltd................................  20,326    410,704
 #   Bank of Montreal.......................................  15,646  1,169,840
     Bank of Montreal.......................................  50,694  3,788,870
     Bank of Nova Scotia (The)..............................   6,849    367,566
     Bank of Nova Scotia (The)..............................  78,243  4,202,431
 #   Barrick Gold Corp...................................... 620,770  7,790,663
 *   Bausch Health Cos., Inc................................ 171,867  3,932,317
 *   Baytex Energy Corp..................................... 415,870    849,778
 *   Baytex Energy Corp.....................................  31,128     63,501
 #*  Bellatrix Exploration, Ltd.............................  49,909     42,461
     Birchcliff Energy, Ltd................................. 238,254    751,076
 #   Bird Construction, Inc.................................  24,959    129,113
 *   Black Diamond Group, Ltd...............................  60,841    143,732
 *   BlackBerry, Ltd........................................   7,239     66,961
 *   BlackPearl Resources, Inc.............................. 299,568    273,069
 #*  BNK Petroleum, Inc.....................................  74,000     21,642
 *   Bombardier, Inc., Class A..............................   9,900     24,140
 *   Bombardier, Inc., Class B.............................. 114,760    278,085
 #   Bonavista Energy Corp.................................. 587,657    557,994
 #   Bonterra Energy Corp...................................  25,174    283,206
     Boralex, Inc., Class A.................................  28,204    364,213
     Brookfield Real Estate Services, Inc...................   1,900     23,453
     BRP, Inc...............................................   9,500    382,179
 #*  BSM Technologies, Inc..................................  48,300     34,855
     CAE, Inc...............................................  16,827    296,800
     CAE, Inc...............................................   4,303     75,948
 #*  Calfrac Well Services, Ltd............................. 114,532    393,243
     Calian Group, Ltd......................................   3,733     73,472
     Cameco Corp............................................  93,849  1,005,181
     Cameco Corp............................................  99,893  1,070,853
     Canaccord Genuity Group, Inc........................... 103,597    542,988
 #*  Canacol Energy, Ltd....................................  92,119    258,208
     Canadian Imperial Bank of Commerce.....................   4,451    384,359
     Canadian Imperial Bank of Commerce.....................  23,677  2,043,799
     Canadian Natural Resources, Ltd........................       4        110
     Canadian Natural Resources, Ltd........................  57,184  1,562,267
 #   Canadian Tire Corp., Ltd., Class A.....................   8,816    992,064
     Canadian Western Bank.................................. 101,318  2,356,608
 *   Canfor Corp............................................  70,590  1,013,982
     Canfor Pulp Products, Inc..............................  30,049    502,624
     CanWel Building Materials Group, Ltd...................  55,021    202,288
     Capital Power Corp.....................................  23,284    483,208
 #*  Capstone Mining Corp................................... 501,485    186,659
 #   Cardinal Energy, Ltd................................... 103,611    306,161
     Cargojet, Inc..........................................   1,500     91,268
     Cascades, Inc..........................................  65,872    512,385
     CCL Industries, Inc., Class B..........................  33,170  1,395,385
 *   Celestica, Inc.........................................  64,797    672,593
 *   Celestica, Inc.........................................  42,777    443,871
     Cenovus Energy, Inc.................................... 127,849  1,081,878
 #   Cenovus Energy, Inc....................................  70,959    600,313
 *   Centerra Gold, Inc..................................... 195,224    762,239
 *   Centerra Gold, Inc.....................................     935      3,625
     Cervus Equipment Corp..................................   7,336     65,143
 #   CES Energy Solutions Corp..............................  60,307    159,878
 *   CGI Group, Inc., Class A...............................     600     37,054
 *   CGI Group, Inc., Class A...............................     299     18,448
 #   Chesswood Group, Ltd...................................  10,697     81,256

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   China Gold International Resources Corp., Ltd.......... 280,928 $  384,117
     CI Financial Corp......................................  14,539    215,029
 #   Cineplex, Inc..........................................  32,455    894,673
 #   Clearwater Seafoods, Inc...............................  10,558     43,870
     Cogeco Communications, Inc.............................  13,878    680,485
     Cogeco, Inc............................................   6,264    294,060
     Colliers International Group, Inc......................   4,219    286,512
     Colliers International Group, Inc......................   5,285    358,587
     Computer Modelling Group, Ltd..........................  45,922    274,880
 *   Conifex Timber, Inc....................................   5,900     11,204
     Constellation Software, Inc............................   1,092    751,539
 #*  Continental Gold, Inc.................................. 136,550    236,495
 #*  Copper Mountain Mining Corp............................ 202,583    146,192
     Corby Spirit and Wine, Ltd.............................   4,950     72,570
 *   Corridor Resources, Inc................................   5,600      2,722
 #   Corus Entertainment, Inc., Class B..................... 467,405  1,761,046
     Cott Corp..............................................  10,709    161,063
     Cott Corp..............................................  50,909    766,468
 #   Crescent Point Energy Corp............................. 217,441  1,027,373
     Crescent Point Energy Corp.............................  94,326    445,220
 #*  Crew Energy, Inc....................................... 510,585    480,934
 *   CRH Medical Corp.......................................  23,040     71,757
 *   Delphi Energy Corp..................................... 397,454    172,091
 #*  Denison Mines Corp..................................... 498,295    314,167
 *   Descartes Systems Group, Inc. (The)....................   1,519     46,466
 *   Detour Gold Corp....................................... 151,735  1,119,182
 #   DHX Media, Ltd.........................................  98,498    184,059
 #*  DIRTT Environmental Solutions..........................  26,200    138,120
     Dollarama, Inc.........................................  14,598    403,747
     Dorel Industries, Inc., Class B........................  31,018    507,051
 *   DREAM Unlimited Corp., Class A.........................  40,442    222,724
 *   Dundee Precious Metals, Inc............................ 132,315    345,751
 #*  Eastmain Resources, Inc................................  97,500     11,850
 #   ECN Capital Corp....................................... 252,355    669,011
     E-L Financial Corp., Ltd...............................     175    107,968
 #*  Eldorado Gold Corp..................................... 722,708    483,105
     Element Fleet Management Corp.......................... 298,086  1,754,846
     Empire Co., Ltd., Class A..............................  80,682  1,467,837
 #   Enbridge Income Fund Holdings, Inc.....................  67,827  1,569,895
     Encana Corp............................................ 130,652  1,337,876
 #*  Endeavour Mining Corp..................................  38,605    592,069
 #*  Endeavour Silver Corp..................................   7,980     16,064
     Enerflex, Ltd..........................................  82,931  1,000,375
 #*  Energy Fuels, Inc......................................  50,805    169,808
 *   Energy Fuels, Inc......................................   2,144      7,225
     Enerplus Corp.......................................... 122,564  1,138,620
     Enghouse Systems, Ltd..................................  10,316    570,947
     Ensign Energy Services, Inc............................ 195,935    763,528
 *   Epsilon Energy, Ltd....................................  35,277     69,672
 #   Equitable Group, Inc...................................  11,835    543,900
 *   Essential Energy Services Trust........................ 168,421     51,174
     Evertz Technologies, Ltd...............................  13,926    171,477
 #   Exchange Income Corp...................................  14,690    337,219
     Exco Technologies, Ltd.................................  24,917    174,700
 #*  EXFO, Inc..............................................      48        134
 #   Extendicare, Inc.......................................  52,304    292,421
     Fairfax Financial Holdings, Ltd........................   8,207  3,988,012
     Fiera Capital Corp.....................................  26,571    250,078
     Finning International, Inc.............................  45,189    938,484

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Firm Capital Mortgage Investment Corp..................  28,200 $  275,906
     First Capital Realty, Inc..............................   9,235    137,776
 #*  First Majestic Silver Corp............................. 121,155    672,751
 #*  First Majestic Silver Corp.............................  26,297    145,948
 #*  First Mining Gold Corp................................. 344,000     78,393
 #   First National Financial Corp..........................   8,600    175,991
 #   First Quantum Minerals, Ltd............................ 158,664  1,583,687
     FirstService Corp......................................   4,382    321,639
     FirstService Corp......................................   4,219    309,523
 #*  Fission Uranium Corp................................... 363,775    185,141
 *   Fortuna Silver Mines, Inc.............................. 139,792    530,943
 #   Freehold Royalties, Ltd................................  57,706    423,880
 *   Frontera Energy Corp...................................   5,271     68,788
     Gamehost, Inc..........................................  10,482     81,693
 *   Gear Energy, Ltd....................................... 139,903     89,269
     Genesis Land Development Corp..........................  10,800     27,237
 #   Genworth MI Canada, Inc................................  46,161  1,515,148
     George Weston, Ltd.....................................   7,337    533,646
     Gildan Activewear, Inc.................................  13,046    389,958
 *   Glacier Media, Inc.....................................   3,000      1,458
 #   Gluskin Sheff & Associates, Inc........................  15,463    131,790
     GMP Capital, Inc.......................................  44,285     64,925
     goeasy, Ltd............................................   9,293    304,461
     Goldcorp, Inc..........................................   7,376     66,619
     Goldcorp, Inc.......................................... 110,366    995,501
 *   Golden Star Resources, Ltd.............................  26,556     93,600
 *   Gran Tierra Energy, Inc................................   1,100      3,355
 *   Gran Tierra Energy, Inc................................ 362,792  1,110,602
 #   Granite Oil Corp.......................................  71,241     64,939
 *   Great Canadian Gaming Corp.............................  29,768    958,763
 *   Great Panther Silver, Ltd..............................  19,848     12,966
     Great-West Lifeco, Inc.................................  24,500    562,228
     Guardian Capital Group, Ltd., Class A..................   6,433    117,817
 #*  Guyana Goldfields, Inc................................. 142,451    191,529
 *   Heroux-Devtek, Inc.....................................  28,896    273,496
 #   High Arctic Energy Services, Inc.......................  20,900     56,201
 #   High Liner Foods, Inc..................................  15,514     99,817
 #*  Home Capital Group, Inc................................  79,391    787,005
     Horizon North Logistics, Inc........................... 139,678    274,804
     Hudbay Minerals, Inc...................................   3,790     14,819
     Hudbay Minerals, Inc................................... 560,344  2,200,599
 #   Hudson's Bay Co........................................ 102,665    660,544
     Husky Energy, Inc...................................... 142,408  2,013,159
 *   IAMGOLD Corp........................................... 393,526  1,351,162
 *   IAMGOLD Corp...........................................  23,010     78,694
 *   IBI Group, Inc.........................................  12,400     37,865
     IGM Financial, Inc.....................................   5,200    127,704
 #*  Imperial Metals Corp...................................  48,966     49,098
     Imperial Oil, Ltd......................................     776     24,239
 #   Imperial Oil, Ltd......................................  13,622    425,551
 *   Indigo Books & Music, Inc..............................   5,542     58,095
     Industrial Alliance Insurance & Financial Services, Inc  62,823  2,220,960
     Information Services Corp..............................   7,500     84,603
     Innergex Renewable Energy, Inc.........................  46,995    435,881
     Inter Pipeline, Ltd....................................   9,678    156,956
 #*  Interfor Corp..........................................  61,112    675,902
 *   Intertain Group, Ltd. (The)............................   9,352     80,843
 #   Intertape Polymer Group, Inc...........................  32,264    426,200
     Invesque, Inc..........................................  11,000     81,070

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CANADA -- (Continued)
#*  Ivanhoe Mines, Ltd., Class A...........................   314,945 $  593,310
#   Just Energy Group, Inc.................................    29,108     94,414
    Just Energy Group, Inc.................................     2,300      7,429
#   K-Bro Linen, Inc.......................................     4,928    139,217
*   Kelt Exploration, Ltd..................................   132,053    609,883
    Keyera Corp............................................    11,800    294,003
*   Kinaxis, Inc...........................................     8,642    583,464
*   Kinross Gold Corp......................................   886,903  2,304,082
*   Kinross Gold Corp......................................    10,211     26,446
    Kirkland Lake Gold, Ltd................................   109,860  2,155,558
*   Knight Therapeutics, Inc...............................   104,543    624,185
#   KP Tissue, Inc.........................................     5,500     29,914
#   Labrador Iron Ore Royalty Corp.........................    24,305    528,028
#   Laurentian Bank of Canada..............................    35,317  1,114,949
#*  Leagold Mining Corp....................................    64,946     72,028
    Leon's Furniture, Ltd..................................    17,338    228,109
    Linamar Corp...........................................    41,828  1,731,964
    Loblaw Cos., Ltd.......................................     8,093    404,739
#   Lucara Diamond Corp....................................   293,275    485,654
#*  Lundin Gold, Inc.......................................    29,100    103,451
    Lundin Mining Corp.....................................   472,406  1,941,370
    Magellan Aerospace Corp................................    12,136    175,156
    Magna International, Inc...............................    26,629  1,310,969
    Magna International, Inc...............................    22,853  1,125,282
*   Mainstreet Equity Corp.................................     1,005     36,445
*   Major Drilling Group International, Inc................   103,695    367,062
#*  Mandalay Resources Corp................................   204,371     10,091
*   Manitok Energy, Inc....................................       172          0
    Manulife Financial Corp................................    36,601    576,352
#   Manulife Financial Corp................................   111,478  1,752,434
    Maple Leaf Foods, Inc..................................    19,299    438,917
    Martinrea International, Inc...........................    78,475    678,970
#   Maxar Technologies, Ltd................................     6,438     96,244
#   Maxar Technologies, Ltd................................    15,342    228,749
*   Maxim Power Corp.......................................     2,200      3,643
#   Mediagrif Interactive Technologies, Inc................     5,000     40,260
#   Medical Facilities Corp................................    30,133    320,912
*   MEG Energy Corp........................................   221,989  1,775,642
    Melcor Developments, Ltd...............................     6,353     67,562
    Methanex Corp..........................................    15,900  1,029,644
    Methanex Corp..........................................     2,714    175,677
    Metro, Inc.............................................    38,602  1,211,336
*   Mitel Networks Corp....................................    25,928    284,795
    Morguard Corp..........................................       800    108,206
    Morneau Shepell, Inc...................................    25,725    533,084
    MTY Food Group, Inc....................................     6,374    328,884
    Mullen Group, Ltd......................................    92,951    967,320
    National Bank of Canada................................    56,678  2,572,887
*   Neptune Wellness Solutions, Inc........................     6,516     24,501
    Nevsun Resources, Ltd..................................   270,034  1,199,969
#*  New Gold, Inc.......................................... 1,634,582  1,303,742
    NFI Group, Inc.........................................    28,846    973,110
    Norbord, Inc...........................................     4,916    125,360
    Norbord, Inc...........................................     3,586     91,192
    North American Construction Group, Ltd.................    12,646    134,774
    North American Construction Group, Ltd.................    11,011    117,487
    North West Co., Inc. (The).............................    28,608    623,685
    Northland Power, Inc...................................    58,550    900,632
    Nutrien, Ltd...........................................    10,927    578,452

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Nutrien, Ltd...........................................  35,609 $1,884,799
 *   NuVista Energy, Ltd.................................... 144,490    581,714
 #*  Obsidian Energy, Ltd................................... 391,148    285,238
 *   Obsidian Energy, Ltd...................................  79,923     57,145
     OceanaGold Corp........................................ 555,773  1,600,045
     Onex Corp..............................................   6,200    407,619
     Open Text Corp.........................................  12,400    418,592
 *   Orbite Technologies, Inc............................... 121,500        486
 #   Osisko Gold Royalties, Ltd.............................  94,966    727,149
     Osisko Gold Royalties, Ltd.............................   8,457     64,696
 *   Osisko Mining, Inc.....................................  15,400     31,234
 #*  Painted Pony Energy, Ltd............................... 236,652    375,709
     Pan American Silver Corp...............................  19,634    289,186
     Pan American Silver Corp............................... 109,748  1,611,101
 #*  Paramount Resources, Ltd., Class A.....................  67,737    494,989
 *   Parex Resources, Inc...................................  92,843  1,351,970
 #   Parkland Fuel Corp.....................................  18,208    611,475
     Pason Systems, Inc.....................................  39,378    594,357
     Pembina Pipeline Corp..................................   4,554    147,285
     Pembina Pipeline Corp..................................      82      2,650
 #*  Pengrowth Energy Corp.................................. 431,204    298,071
 #   Peyto Exploration & Development Corp................... 130,554  1,065,099
 *   PHX Energy Services Corp...............................  34,852     74,128
 #*  Pine Cliff Energy, Ltd................................. 141,100     31,083
     Pizza Pizza Royalty Corp...............................  20,206    129,391
     Polaris Infrastructure, Inc............................   8,940     72,596
 #   PrairieSky Royalty, Ltd................................   1,664     25,280
 #*  Precision Drilling Corp................................ 220,292    532,135
 *   Precision Drilling Corp................................  59,993    144,583
 #*  Premier Gold Mines, Ltd................................ 177,880    232,408
     Premium Brands Holdings Corp...........................  12,239    823,061
 *   Pretium Resources, Inc.................................  36,986    296,686
 #   Pulse Seismic, Inc.....................................  33,004     56,659
 #   Quarterhill, Inc....................................... 132,731    165,353
     Quebecor, Inc., Class B................................  32,000    627,627
 #*  Questerre Energy Corp., Class A........................  62,560     22,335
     Recipe Unlimited Corp..................................   9,811    202,413
     Reitmans Canada, Ltd., Class A.........................  29,599     85,439
     Richelieu Hardware, Ltd................................  26,280    504,260
     Ritchie Bros Auctioneers, Inc..........................   1,000     33,636
 #   Ritchie Bros Auctioneers, Inc..........................     627     21,073
     Rocky Mountain Dealerships, Inc........................  13,878    107,528
 #   Rogers Sugar, Inc......................................  87,367    352,401
     Royal Bank of Canada...................................  13,700    998,218
     Royal Bank of Canada...................................  21,014  1,530,660
     Russel Metals, Inc.....................................  52,261    966,260
 #*  Sabina Gold & Silver Corp.............................. 168,500    183,034
 #*  Sandstorm Gold, Ltd.................................... 162,434    600,899
     Saputo, Inc............................................  11,022    335,822
     Savaria Corp...........................................   5,800     74,810
 #   Secure Energy Services, Inc............................ 154,863  1,009,324
 *   SEMAFO, Inc............................................ 290,874    636,346
 *   Seven Generations Energy, Ltd., Class A................ 216,978  2,325,618
     Shaw Communications, Inc., Class B.....................   4,800     89,368
     Shaw Communications, Inc., Class B.....................  18,675    348,102
     ShawCor, Ltd...........................................  41,830    758,783
 #   Sienna Senior Living, Inc..............................  20,011    252,332
 *   Sierra Wireless, Inc...................................   8,700    156,824
 *   Sierra Wireless, Inc...................................  23,281    418,360

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Sleep Country Canada Holdings, Inc.....................  20,571 $  415,030
     SNC-Lavalin Group, Inc.................................   4,400    157,089
 *   Solium Capital, Inc....................................   1,094      9,241
 *   Southern Pacific Resource Corp......................... 135,301         14
 *   Spin Master Corp.......................................   3,794    134,993
 #   Sprott, Inc............................................ 108,227    247,457
 *   SSR Mining, Inc........................................  85,329    836,146
 #*  SSR Mining, Inc........................................  20,715    202,800
     Stantec, Inc...........................................  13,024    338,944
     Stantec, Inc...........................................   4,216    109,700
 *   Stars Group, Inc. (The)................................  10,274    213,682
 *   Stars Group, Inc. (The)................................  20,906    434,218
     Stella-Jones, Inc......................................  17,350    555,643
 #*  STEP Energy Services, Ltd..............................  17,087     48,414
 #*  Stornoway Diamond Corp................................. 375,613     77,037
 *   Strad Energy Services, Ltd.............................   4,059      4,825
     Stuart Olson, Inc......................................  25,950     97,969
     Sun Life Financial, Inc................................   7,841    287,147
     Sun Life Financial, Inc................................  38,619  1,413,455
     Suncor Energy, Inc..................................... 100,053  3,356,242
 #   Suncor Energy, Inc.....................................  72,745  2,423,136
 #*  SunOpta, Inc...........................................  31,049    230,384
 #*  SunOpta, Inc...........................................  18,909    144,211
     Superior Plus Corp..................................... 104,581    939,795
     Supremex, Inc..........................................  12,500     28,391
 #   Surge Energy, Inc...................................... 285,984    443,167
 #*  Tahoe Resources, Inc................................... 212,979    503,145
 *   Tahoe Resources, Inc................................... 122,913    291,304
 *   Tamarack Valley Energy, Ltd............................ 183,888    495,881
 *   Taseko Mines, Ltd...................................... 274,729    187,820
     Teck Resources, Ltd., Class A..........................   1,200     24,612
     Teck Resources, Ltd., Class B..........................  10,991    227,175
     Teck Resources, Ltd., Class B.......................... 260,318  5,380,773
     TELUS Corp.............................................  10,600    362,982
 *   Teranga Gold Corp......................................  80,844    221,692
 *   Tervita Corp...........................................  12,225     69,554
     TFI International, Inc.................................  52,527  1,748,040
     Thomson Reuters Corp...................................  10,416    484,780
 #   Tidewater Midstream and Infrastructure, Ltd............  60,200     65,393
 #   Timbercreek Financial Corp.............................  23,613    161,791
 #*  TMAC Resources, Inc....................................  24,198     91,171
     TMX Group, Ltd.........................................  23,886  1,502,163
     TORC Oil & Gas, Ltd.................................... 173,646    713,604
 *   Torex Gold Resources, Inc..............................  72,351    658,964
     Toromont Industries, Ltd...............................  22,041  1,037,716
     Toronto-Dominion Bank (The)............................  41,258  2,288,786
     Toronto-Dominion Bank (The)............................   5,699    316,067
     Torstar Corp., Class B.................................  69,863     51,477
     Total Energy Services, Inc.............................  38,348    277,608
     Tourmaline Oil Corp.................................... 146,919  2,142,766
     TransAlta Corp......................................... 127,054    670,762
     TransAlta Corp......................................... 125,991    662,713
 #   TransAlta Renewables, Inc..............................  23,543    194,038
     Transcontinental, Inc., Class A........................  62,632  1,030,981
     TransGlobe Energy Corp.................................  67,575    158,100
 #*  Trevali Mining Corp.................................... 532,871    198,342
 #*  Trican Well Service, Ltd............................... 283,502    387,636
 #   Tricon Capital Group, Inc..............................  45,303    359,960
 #*  Trinidad Drilling, Ltd................................. 261,772    330,085

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
CANADA -- (Continued)
*   Trisura Group, Ltd.....................................   5,500 $    108,542
*   Turquoise Hill Resources, Ltd.......................... 377,373      636,384
*   Turquoise Hill Resources, Ltd..........................  17,904       30,616
#   Uni-Select, Inc........................................  34,720      571,524
#   Valener, Inc...........................................  12,689      189,499
#   Vermilion Energy, Inc..................................  19,058      505,386
    Vermilion Energy, Inc..................................  15,758      418,532
    Wajax Corp.............................................  20,209      358,756
*   Wesdome Gold Mines, Ltd................................  65,176      187,639
    West Fraser Timber Co., Ltd............................  32,370    1,626,307
*   Western Energy Services Corp...........................  64,541       33,338
#   Western Forest Products, Inc........................... 383,165      512,264
#   WestJet Airlines, Ltd..................................   4,300       62,649
    Westshore Terminals Investment Corp....................  29,089      530,317
    Wheaton Precious Metals Corp...........................  23,361      383,821
    Whitecap Resources, Inc................................ 350,920    1,716,681
    Winpak, Ltd............................................  12,777      443,257
    WSP Global, Inc........................................   4,185      208,924
    Yamana Gold, Inc....................................... 840,630    1,909,288
    Yamana Gold, Inc.......................................   6,868       15,590
*   Yangarra Resources, Ltd................................  77,500      221,353
#*  Yellow Pages, Ltd......................................  19,713      119,196
    ZCL Composites, Inc....................................  11,250       57,256
                                                                    ------------
TOTAL CANADA...............................................          228,522,061
                                                                    ------------
CHINA -- (0.0%)
*   GCL New Energy Holdings, Ltd........................... 560,000       18,663
    Strong Petrochemical Holdings, Ltd..................... 264,000       16,250
    Yeebo International Holdings, Ltd...................... 138,000       18,353
                                                                    ------------
TOTAL CHINA................................................               53,266
                                                                    ------------
DENMARK -- (1.8%)
*   ALK-Abello A.S.........................................   5,013      803,101
    Alm Brand A.S..........................................  63,379      530,757
    Ambu A.S., Class B.....................................  48,955    1,019,815
    AP Moller - Maersk A.S., Class A.......................     253      300,236
    AP Moller - Maersk A.S., Class B.......................     499      629,843
*   Bang & Olufsen A.S.....................................  26,964      560,144
    BankNordik P/F.........................................   2,585       44,136
#*  Bavarian Nordic A.S....................................  24,043      555,701
    Brodrene Hartmann A.S..................................   1,905       90,495
    Carlsberg A.S., Class B................................  18,912    2,086,307
    Chr Hansen Holding A.S.................................  18,181    1,835,227
    Columbus A.S...........................................  64,216      152,462
*   D/S Norden A.S.........................................  23,429      323,590
    Danske Bank A.S........................................  47,348      906,176
    DFDS A.S...............................................  27,847    1,191,865
    DSV A.S................................................  31,794    2,550,660
#   FLSmidth & Co. A.S.....................................  35,405    1,857,719
    GN Store Nord A.S......................................  95,918    4,068,712
    H Lundbeck A.S.........................................  17,075      796,406
#*  H+H International A.S., Class B........................  14,769      242,862
    Harboes Bryggeri A.S., Class B.........................   1,400       16,647
    IC Group A.S...........................................   8,362       64,508
    ISS A.S................................................ 122,246    4,014,701
    Jeudan A.S.............................................     422       59,897
    Jyske Bank A.S.........................................  57,097    2,331,325
    Matas A.S..............................................  31,058      299,966

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
DENMARK -- (Continued)
*   Nilfisk Holding A.S....................................  24,297 $   953,712
#*  NKT A.S................................................  20,459     384,833
    Novo Nordisk A.S., Class B.............................  22,932     990,354
    Novozymes A.S., Class B................................   9,977     492,714
#   Pandora A.S............................................  10,035     627,149
    Parken Sport & Entertainment A.S.......................   3,780      43,846
    Per Aarsleff Holding A.S...............................  15,954     521,793
#   Ringkjoebing Landbobank A.S............................  19,717   1,002,139
    Rockwool International A.S., Class A...................     187      53,474
    Rockwool International A.S., Class B...................   4,487   1,533,021
    Royal Unibrew A.S......................................  32,337   2,294,706
    RTX A.S................................................   6,404     167,139
*   Santa Fe Group A.S.....................................  43,730     102,194
    Scandinavian Tobacco Group A.S., Class A...............   6,444      97,762
    Schouw & Co., A.S......................................  11,117     907,787
    SimCorp A.S............................................  17,341   1,335,172
    Solar A.S., Class B....................................   4,464     239,136
    Spar Nord Bank A.S.....................................  68,553     568,025
    Sydbank A.S............................................  55,133   1,273,422
    Tivoli A.S.............................................     178      17,233
*   TK Development A.S..................................... 105,826      93,700
    Topdanmark A.S.........................................  43,920   2,087,674
#   Tryg A.S...............................................  48,492   1,168,946
    United International Enterprises.......................   1,112     249,734
#   Vestas Wind Systems A.S................................  19,125   1,199,336
*   Vestjysk Bank A.S......................................  99,100      30,465
#*  William Demant Holding A.S.............................  26,831     881,981
*   Zealand Pharma A.S.....................................  12,208     155,417
                                                                    -----------
TOTAL DENMARK..............................................          46,806,122
                                                                    -----------
FINLAND -- (2.0%)
*   Afarak Group Oyj.......................................  36,473      36,256
#   Ahlstrom-Munksjo Oyj...................................  16,442     256,302
    Aktia Bank Oyj.........................................  31,218     304,044
    Alandsbanken Abp, Class B..............................       5          77
    Alma Media Oyj.........................................  13,155      98,034
    Amer Sports Oyj........................................  63,952   2,377,210
    Apetit Oyj.............................................     638       7,189
    Aspo Oyj...............................................  13,169     136,973
    Atria Oyj..............................................  10,467     100,297
*   BasWare Oyj............................................     992      22,363
#   Bittium Oyj............................................  25,610     169,706
    Cargotec Oyj, Class B..................................  28,677   1,191,877
#*  Caverion Oyj...........................................  18,044     112,933
#   Citycon Oyj............................................  68,596     133,316
    Cramo Oyj..............................................  29,972     571,340
    Digia Oyj..............................................   2,091       6,737
    Elisa Oyj..............................................  63,316   2,519,092
    Finnair Oyj............................................  55,961     420,374
    Fiskars Oyj Abp........................................  24,726     455,887
    Fortum Oyj............................................. 102,572   2,159,213
    F-Secure Oyj...........................................  41,859     109,175
    Glaston Oyj ABP........................................   3,249       1,473
    HKScan Oyj, Class A....................................  27,319      59,116
#   Huhtamaki Oyj..........................................  51,299   1,438,292
    Ilkka-Yhtyma Oyj.......................................   3,759      12,933
    Kemira Oyj.............................................  87,648   1,074,993
    Kesko Oyj, Class A.....................................   3,096     173,762
    Kesko Oyj, Class B.....................................  41,548   2,426,510

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    Kone Oyj, Class B......................................  18,181 $   884,951
#   Konecranes Oyj.........................................  34,289   1,227,921
    Lassila & Tikanoja Oyj.................................  25,872     465,463
    Metsa Board Oyj........................................ 125,806   1,100,239
    Metso Oyj..............................................  55,305   1,746,084
#   Neste Oyj..............................................  50,237   4,125,217
    Nokia Oyj.............................................. 390,862   2,207,817
    Nokia Oyj.............................................. 143,713     815,281
    Nokian Renkaat Oyj.....................................  61,125   1,944,285
    Olvi Oyj, Class A......................................   7,627     255,202
    Oriola Oyj, Class B.................................... 109,357     334,031
    Orion Oyj, Class A.....................................   8,584     297,012
    Orion Oyj, Class B.....................................  38,676   1,330,428
#   Outokumpu Oyj.......................................... 261,645   1,096,736
*   Outotec Oyj............................................  79,010     305,596
#   Pihlajalinna Oyj.......................................   9,285      94,534
    Ponsse Oyj.............................................   6,228     191,552
    Poyry Oyj..............................................  10,657      90,530
    Raisio Oyj, Class V....................................  80,223     246,071
    Ramirent Oyj...........................................  72,622     530,186
    Revenio Group Oyj......................................   8,061     116,876
    Sampo Oyj, Class A.....................................  17,964     826,112
    Sanoma Oyj.............................................  54,868     618,225
#   SRV Group Oyj..........................................  11,475      29,093
*   Stockmann Oyj Abp, Class A.............................   2,666       9,050
#*  Stockmann Oyj Abp (5462393), Class B...................  27,220      92,908
    Stora Enso Oyj, Class R................................ 218,840   3,288,115
    Tieto Oyj..............................................  29,564     951,639
#   Tikkurila Oyj..........................................  26,019     354,326
    UPM-Kymmene Oyj........................................ 228,744   7,353,830
    Uponor Oyj.............................................  32,723     354,396
#   Vaisala Oyj, Class A...................................   8,796     172,192
    Valmet Oyj.............................................  61,016   1,389,265
    Wartsila Oyj Abp.......................................  44,064     749,775
#   YIT Oyj................................................ 124,359     708,285
                                                                    -----------
TOTAL FINLAND..............................................          52,678,697
                                                                    -----------
FRANCE -- (6.5%)
    ABC arbitrage..........................................  12,945      93,560
    Accor SA...............................................   9,708     443,582
    Actia Group............................................  10,087      48,283
    Aeroports de Paris.....................................   2,541     531,458
*   Air France-KLM......................................... 181,859   1,758,246
    Air Liquide SA.........................................   7,158     865,304
    Akka Technologies......................................   4,661     307,038
    AKWEL..................................................   9,244     184,093
    Albioma SA.............................................  22,699     441,053
    Alstom SA..............................................  19,948     871,182
    Altamir................................................  17,275     302,307
    Alten SA...............................................  11,932   1,149,891
#   Altran Technologies SA................................. 106,418   1,054,774
    Amundi SA..............................................   3,113     184,930
#   Antalis International SAS..............................  21,133      26,941
    APRIL SA...............................................   8,584     155,227
*   Archos.................................................  24,417      12,506
    Arkema SA..............................................  25,787   2,705,407
    Assystem...............................................   5,434     157,901
    Atos SE................................................  19,717   1,686,338
    Aubay..................................................   4,684     166,681

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     AXA SA, Sponsored ADR..................................  14,588 $  364,189
     AXA SA................................................. 127,987  3,203,089
     Axway Software SA......................................   4,951     78,389
 #   Bastide le Confort Medical.............................   2,869    113,860
     Beneteau SA............................................  26,890    445,806
     Bigben Interactive.....................................  10,795     94,948
     BioMerieux.............................................  12,168    927,912
     BNP Paribas SA.........................................  86,211  4,492,803
     Boiron SA..............................................   4,787    286,615
     Bollore SA............................................. 156,967    664,093
     Bonduelle SCA..........................................  13,022    461,911
 #*  Bourbon Corp...........................................  24,458    143,013
     Bouygues SA............................................  30,857  1,124,142
     Bureau Veritas SA......................................  24,625    555,542
     Burelle SA.............................................      44     46,800
     Capgemini SE...........................................   9,054  1,105,536
     Carrefour SA........................................... 259,010  5,023,182
 #   Casino Guichard Perrachon SA...........................  44,056  1,942,990
     Catering International Services........................   1,201     16,788
 *   Cegedim SA.............................................   1,092     27,303
 *   CGG SA................................................. 333,535    806,828
     Chargeurs SA...........................................  23,492    507,437
     Cie de Saint-Gobain.................................... 133,576  5,032,000
     Cie des Alpes..........................................   8,162    249,042
     Cie Generale des Etablissements Michelin SCA...........  23,837  2,440,302
     Cie Plastic Omnium SA..................................  31,089    864,343
     CNP Assurances.........................................  39,054    870,415
 *   Coface SA..............................................  80,090    800,350
     Credit Agricole SA.....................................  85,959  1,100,916
     Danone SA..............................................  12,713    900,250
     Derichebourg SA........................................  77,136    371,085
     Devoteam SA............................................   2,521    277,354
     Edenred................................................  34,476  1,307,783
     Eiffage SA.............................................  19,987  1,951,969
     Electricite de France SA............................... 184,935  3,064,012
     Electricite de Strasbourg SA...........................      88     10,212
     Elior Group SA.........................................  83,863  1,206,311
     Elis SA................................................  62,575  1,261,773
     Engie SA............................................... 152,418  2,025,208
     Eramet.................................................   7,703    709,111
     EssilorLuxottica SA....................................   9,379  1,280,970
     Esso SA Francaise......................................   2,429     95,756
 *   Etablissements Maurel et Prom..........................  19,211     88,870
 #   Eurofins Scientific SE.................................   2,681  1,351,070
     Euronext NV............................................  27,881  1,715,586
 #   Europcar Mobility Group................................  72,745    688,353
     Eutelsat Communications SA............................. 134,536  2,724,971
     Exel Industries, Class A...............................     762     58,349
     Faurecia SA............................................  28,361  1,374,894
     Fleury Michon SA.......................................     748     38,659
 *   Fnac Darty SA (BLRZL56)................................   2,700    192,139
 *   Fnac Darty SA (V7VQL46)................................  10,521    747,978
     Gaztransport Et Technigaz SA...........................  12,868    951,074
     Getlink................................................  69,512    874,343
 #   GL Events..............................................   8,638    184,671
     Groupe Crit............................................   2,385    159,437
     Groupe Gorge...........................................   2,052     23,130
     Groupe Open............................................   3,320     80,922
     Guerbet................................................   5,139    325,983

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     Haulotte Group SA......................................   6,838 $   77,391
     HERIGE SADCS...........................................     700     19,189
 #*  HiPay Group SA.........................................   2,179     26,812
 *   ID Logistics Group.....................................   1,080    182,239
 #   Iliad SA...............................................   1,304    150,723
     Imerys SA..............................................   8,907    549,055
     Ingenico Group SA......................................  31,191  2,207,542
     Interparfums SA........................................   4,371    180,734
     Ipsen SA...............................................  11,306  1,567,615
     IPSOS..................................................  32,249    858,743
     Jacquet Metal Service SA...............................  10,665    220,891
     JCDecaux SA............................................   9,744    319,874
     Kaufman & Broad SA.....................................  15,193    623,113
     Korian SA..............................................  46,898  1,847,777
     Lagardere SCA..........................................  95,197  2,602,184
     Laurent-Perrier........................................   1,222    125,290
     Le Belier..............................................   1,625     62,579
     Lectra.................................................  13,726    290,647
     Legrand SA.............................................  13,193    861,515
     Linedata Services......................................   2,804     96,127
     LISI...................................................  17,278    503,240
     LNA Sante SA...........................................   4,400    232,691
     Maisons France Confort SA..............................   2,572     95,614
     Manitou BF SA..........................................   3,938    110,897
     Manutan International..................................   1,396     93,386
     Mersen SA..............................................  14,342    473,154
 #*  METabolic EXplorer SA..................................  29,546     60,473
     Metropole Television SA................................  20,920    404,924
     Natixis SA............................................. 244,623  1,428,085
     Neopost SA.............................................  34,175  1,098,371
 #   Nexans SA..............................................  37,794  1,090,670
     Nexity SA..............................................  24,315  1,162,765
 #*  Nicox..................................................  10,169     59,849
     NRJ Group..............................................   8,710     76,870
     Oeneo SA...............................................  19,243    194,702
 #*  Onxeo SA...............................................  25,529     27,931
 #*  Onxeo SA...............................................   5,700      6,344
     Orange SA.............................................. 287,736  4,491,084
     Orpea..................................................   8,489  1,045,105
 #*  Parrot SA..............................................  16,562     76,271
     Peugeot SA............................................. 315,797  7,506,742
 #*  Pierre & Vacances SA...................................   3,867     85,627
 #   Plastivaloire..........................................   8,518    106,433
     PSB Industries SA......................................   1,125     58,479
     Publicis Groupe SA.....................................  27,239  1,576,782
 #   Rallye SA..............................................  22,424    248,904
 #*  Recylex SA.............................................   4,720     33,157
     Renault SA.............................................  53,306  3,980,568
     Rexel SA............................................... 286,610  3,653,508
     Robertet SA............................................     426    252,787
     Rothschild & Co........................................  11,177    445,366
     Rubis SCA..............................................  19,641  1,013,360
     Samse SA...............................................     180     25,066
     Sanofi.................................................  24,209  2,163,330
     Sartorius Stedim Biotech...............................   6,814    844,328
     Savencia SA............................................   3,685    270,454
     Schneider Electric SE..................................  17,267  1,248,596
     Schneider Electric SE..................................   1,883    137,223
     SCOR SE................................................  83,183  3,843,951

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
FRANCE -- (Continued)
    SEB SA.................................................   7,961 $  1,141,498
    Seche Environnement SA.................................   2,112       62,342
    SES SA................................................. 123,018    2,640,259
    Societe BIC SA.........................................  13,449    1,287,514
*   Societe des Bains de Mer et du Cercle des Etrangers a
    Monaco.................................................     763       43,142
    Societe Generale SA....................................  58,826    2,156,428
    Societe Marseillaise du Tunnel Prado-Carenage SA.......   1,651       32,540
#   Sodexo SA..............................................   4,548      464,246
*   SOITEC.................................................   8,180      582,844
*   Solocal Group.......................................... 195,029      158,135
    Somfy SA...............................................   2,620      202,576
    Sopra Steria Group.....................................   6,763      749,109
#   SPIE SA................................................  77,345    1,210,960
*   Stallergenes Greer P.L.C...............................   2,696       82,661
*   Ste Industrielle d'Aviation Latecoere SA...............  70,090      270,221
    Stef SA................................................   3,053      279,748
    STMicroelectronics NV.................................. 180,965    2,750,926
    STMicroelectronics NV..................................  10,413      158,590
    Suez...................................................  22,409      323,234
    Sword Group............................................   2,741      104,785
    Synergie SA............................................   5,794      176,789
#   Tarkett SA.............................................  19,116      419,957
#*  Technicolor SA......................................... 233,452      297,617
    Teleperformance........................................  19,734    3,250,033
    Television Francaise 1.................................  64,164      652,622
#*  Tessi SA...............................................     649       96,107
    Thales SA..............................................   1,633      208,564
#   Thermador Groupe.......................................   2,698      144,989
    Total Gabon............................................     356       56,546
    Total SA............................................... 196,885   11,552,311
    TOTAL SA, Sponsored ADR................................      57        3,340
*   Touax SA...............................................   1,315        8,889
    Trigano SA.............................................   4,601      467,126
*   Ubisoft Entertainment SA...............................  46,077    4,133,224
    Union Financiere de France BQE SA......................   1,383       42,121
    Valeo SA...............................................  20,037      646,278
#*  Vallourec SA........................................... 303,715    1,435,707
#*  Valneva SE.............................................  28,658      108,990
    Vetoquinol SA..........................................   1,902      106,527
    Vicat SA...............................................  17,620      946,909
    VIEL & Cie SA..........................................  11,743       62,446
    Vilmorin & Cie SA......................................   5,416      322,560
#   Vinci SA...............................................  17,186    1,529,544
*   Virbac SA..............................................   2,924      469,188
    Vivendi SA.............................................  29,520      711,983
    Vranken-Pommery Monopole SA............................   1,795       48,775
*   Worldline SA...........................................   4,965      261,215
    XPO Logistics Europe SADIR.............................      27        9,896
                                                                    ------------
TOTAL FRANCE...............................................          168,948,607
                                                                    ------------
GERMANY -- (5.8%)
#   1&1 Drillisch AG.......................................   1,255       55,981
    Aareal Bank AG.........................................  54,068    2,011,398
    Adler Modemaerkte AG...................................   4,316       16,454
    ADLER Real Estate AG...................................  10,245      165,642
#   ADO Properties SA......................................   5,914      348,817
#*  ADVA Optical Networking SE.............................  33,390      272,769
#*  AIXTRON SE.............................................   6,081       76,202
    All for One Steeb AG...................................     486       28,937

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GERMANY -- (Continued)
     Allgeier SE............................................   3,364 $  122,300
     Allianz SE, Sponsored ADR..............................  11,988    249,111
     Allianz SE.............................................  32,484  6,767,062
     Amadeus Fire AG........................................   2,978    340,685
     Atoss Software AG......................................     550     47,202
     Aurubis AG.............................................  35,915  2,180,022
     Axel Springer SE.......................................  20,007  1,328,605
     BASF SE................................................  48,145  3,694,576
     Basler AG..............................................     762    134,811
     Bauer AG...............................................  10,205    170,281
     Bayer AG...............................................  16,483  1,263,462
     Bayerische Motoren Werke AG............................  45,564  3,923,552
     BayWa AG...............................................   7,337    213,663
     Bechtle AG.............................................  13,772  1,223,056
     Bertrandt AG...........................................   3,946    326,551
     Bijou Brigitte AG......................................   2,250     93,592
 #   Bilfinger SE...........................................  26,073  1,135,772
     Borussia Dortmund GmbH & Co. KGaA......................  61,142    661,977
     Brenntag AG............................................  28,153  1,470,279
     CANCOM SE..............................................  14,268    581,759
     Carl Zeiss Meditec AG..................................   5,231    428,490
     CECONOMY AG............................................  87,517    447,184
     CENIT AG...............................................   3,984     68,474
     CENTROTEC Sustainable AG...............................   7,027     99,210
     Cewe Stiftung & Co. KGAA...............................   5,200    407,381
     comdirect bank AG......................................   9,333    110,508
 *   Commerzbank AG......................................... 150,070  1,413,043
     CompuGroup Medical SE..................................  12,270    693,072
     Continental AG.........................................   3,798    625,857
     Corestate Capital Holding SA...........................     554     23,911
     Covestro AG............................................   1,796    115,822
     CropEnergies AG........................................  21,443     95,582
     CTS Eventim AG & Co. KGaA..............................  29,511  1,106,367
 #   Daimler AG............................................. 124,161  7,354,875
     Delticom AG............................................   1,376     13,008
     Deutsche Bank AG.......................................   2,154     21,053
     Deutsche Bank AG....................................... 204,671  1,999,636
     Deutsche Beteiligungs AG...............................  11,632    475,710
     Deutsche Boerse AG.....................................   9,256  1,169,704
     Deutsche EuroShop AG...................................  11,254    349,222
     Deutsche Lufthansa AG.................................. 152,127  3,053,664
     Deutsche Pfandbriefbank AG............................. 126,088  1,674,257
     Deutsche Post AG.......................................  27,702    874,698
     Deutsche Telekom AG, Sponsored ADR.....................  16,349    267,306
     Deutsche Telekom AG.................................... 184,205  3,021,271
     Deutsche Wohnen SE.....................................  28,338  1,296,162
     Deutz AG............................................... 127,286    946,720
 *   Dialog Semiconductor P.L.C.............................  32,470    856,273
     DIC Asset AG...........................................  13,557    146,197
     Diebold Nixdorf AG.....................................   3,206    207,599
     DMG Mori AG............................................   8,867    428,827
     Dr Hoenle AG...........................................   2,767    215,960
     Draegerwerk AG & Co. KGaA..............................   2,421    118,035
 #   Duerr AG...............................................  31,023  1,105,484
     E.ON SE................................................ 588,434  5,690,193
     Eckert & Ziegler AG....................................   2,445    135,250
     EDAG Engineering Group AG..............................   5,911    117,126
     Elmos Semiconductor AG.................................  10,591    220,248
 #   ElringKlinger AG.......................................  31,740    268,889

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GERMANY -- (Continued)
 *   Euromicron AG..........................................   4,826 $   30,700
     Evonik Industries AG...................................  13,270    410,518
     Fielmann AG............................................  12,911    800,863
     First Sensor AG........................................   3,082     58,609
     Francotyp-Postalia Holding AG, Class A.................  10,397     44,069
     Fraport AG Frankfurt Airport Services Worldwide. ......  17,461  1,348,436
     Freenet AG.............................................  84,982  1,911,489
     Fresenius Medical Care AG & Co. KGaA, ADR..............   4,254    166,246
     Fresenius Medical Care AG & Co. KGaA...................  10,963    860,776
     Fresenius SE & Co. KGaA................................   4,529    287,844
     Fuchs Petrolub SE......................................  10,969    474,936
     GEA Group AG...........................................  21,447    651,688
     Gerresheimer AG........................................  26,740  1,884,518
 #*  Gerry Weber International AG...........................  20,442     67,160
     Gesco AG...............................................   5,936    185,462
     GFT Technologies SE....................................  14,803    169,906
     GRENKE AG..............................................   3,918    375,749
     H&R GmbH & Co. KGaA....................................  10,450     79,497
     Hamburger Hafen und Logistik AG........................  24,647    522,100
     Hannover Rueck SE......................................   3,153    424,018
     Hapag-Lloyd AG.........................................  25,193    931,530
     Hawesko Holding AG.....................................     331     16,512
     HeidelbergCement AG....................................  21,428  1,454,199
 #*  Heidelberger Druckmaschinen AG......................... 259,333    600,769
     Hella GmbH & Co KGaA...................................  28,463  1,331,394
     Henkel AG & Co. KGaA...................................   1,781    174,463
     Highlight Communications AG............................   9,875     57,748
     Hochtief AG............................................   4,713    698,412
 *   HolidayCheck Group AG..................................  22,280     75,406
     Hornbach Baumarkt AG...................................   7,020    186,705
     Hornbach Holding AG & Co. KGaA.........................   1,004     66,352
     Hugo Boss AG...........................................  32,462  2,319,847
     Indus Holding AG.......................................  13,298    726,060
 #   Infineon Technologies AG...............................  11,283    226,076
     Infineon Technologies AG, ADR..........................  44,524    897,604
 *   Innogy SE..............................................  10,278    429,000
     Isra Vision AG.........................................   7,820    335,443
     Jenoptik AG............................................  26,085    789,566
 #   K+S AG................................................. 168,585  3,139,386
     KION Group AG..........................................  20,672  1,207,989
     Kloeckner & Co. SE.....................................  76,269    641,380
 #   Koenig & Bauer AG......................................  10,967    535,717
     Krones AG..............................................   5,768    515,676
     KSB SE & Co. KGaA......................................      83     28,568
     KWS Saat SE............................................     803    272,799
     Lanxess AG.............................................  48,568  3,006,248
     LEG Immobilien AG......................................  13,714  1,499,064
     Leifheit AG............................................   5,632    100,682
 #   Leoni AG...............................................  31,810  1,161,209
 *   LPKF Laser & Electronics AG............................     908      6,583
 #   MAN SE.................................................   2,090    217,720
 #*  Manz AG................................................   2,130     67,362
 #*  Medigene AG............................................     778      9,375
     Merck KGaA.............................................   3,932    420,737
     METRO AG...............................................  79,986  1,203,253
     MLP SE.................................................  35,142    202,715
 #   MTU Aero Engines AG....................................  15,704  3,334,462
     Muenchener Rueckversicherungs-Gesellschaft AG in
       Muenchen. ...........................................  11,417  2,452,206
     Nemetschek SE..........................................   9,111  1,197,710

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GERMANY -- (Continued)
     Nexus AG...............................................   2,766 $   75,514
 *   Nordex SE..............................................  52,687    489,483
     Norma Group SE.........................................  32,649  1,762,780
 #   OHB SE.................................................   5,091    180,691
     OSRAM Licht AG.........................................  27,767  1,125,042
 #   Paragon GmbH & Co. KGaA................................   1,392     40,511
     Patrizia Immobilien AG.................................  24,294    417,622
 #   Pfeiffer Vacuum Technology AG..........................   4,509    560,660
     PNE AG.................................................  66,377    181,670
     Progress-Werk Oberkirch AG.............................   1,001     33,303
     ProSiebenSat.1 Media SE................................  10,357    239,158
     PSI Software AG........................................     609     10,886
 #   Puma SE................................................     161     82,789
 #   Puma SE................................................     199    102,443
 #*  QIAGEN NV..............................................  11,802    428,413
 #*  QIAGEN NV..............................................   3,586    130,167
     QSC AG.................................................  91,973    161,997
 *   R Stahl AG.............................................   1,041     26,913
     Rational AG............................................     971    562,195
     Rheinmetall AG.........................................  33,475  2,897,050
     RHOEN-KLINIKUM AG......................................  14,641    370,063
 #   RIB Software SE........................................  24,459    422,125
 *   Rocket Internet SE.....................................  65,616  1,894,554
     RTL Group SA...........................................   2,466    158,278
     RWE AG.................................................  97,077  1,888,556
     S&T AG.................................................  11,656    289,682
 #   SAF-Holland SA.........................................  30,192    440,030
     Salzgitter AG..........................................  36,714  1,467,383
     SAP SE.................................................   1,457    156,006
 #*  Schaltbau Holding AG...................................   3,346     86,887
     Secunet Security Networks AG...........................     753     79,129
 #*  SGL Carbon SE..........................................  26,819    268,669
 #   SHW AG.................................................   3,890     97,559
     Siemens AG.............................................  17,357  1,995,132
 #   Siltronic AG...........................................  10,254    939,110
 #   Sixt Leasing SE........................................  11,902    172,213
     Sixt SE................................................  10,681  1,085,779
     SMA Solar Technology AG................................   7,066    164,886
 *   SMT Scharf AG..........................................   1,855     27,526
     Softing AG.............................................     444      4,037
     Software AG............................................  20,534    919,300
     Stabilus SA............................................  11,461    768,051
     Stroeer SE & Co. KGaA..................................  14,176    740,992
 #   Suedzucker AG..........................................  58,598    907,448
 #*  SUESS MicroTec SE......................................  12,441    158,517
     Surteco Group SE.......................................   8,145    181,082
     Symrise AG.............................................   7,136    597,762
     Syzygy AG..............................................     896      8,835
     TAG Immobilien AG......................................  27,026    616,521
     Takkt AG...............................................  24,889    422,791
 *   Talanx AG..............................................  30,710  1,097,308
 #   Technotrans SE, Class C................................   5,040    179,687
 #*  Tele Columbus AG.......................................   6,441     22,667
     Telefonica Deutschland Holding AG...................... 199,041    773,757
     Thyssenkrupp AG........................................  13,626    285,617
     TLG Immobilien AG......................................  12,948    328,742
 #*  Tom Tailor Holding SE..................................  28,208    107,682
 #   Traffic Systems SE.....................................   1,564     28,920
     TUI AG.................................................  86,705  1,432,970

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
GERMANY -- (Continued)
    Uniper SE..............................................   101,181 $  2,919,919
    United Internet AG.....................................    31,893    1,319,759
#   VERBIO Vereinigte BioEnergie AG........................    23,325      137,232
    Volkswagen AG..........................................     4,587      755,153
    Vossloh AG.............................................     6,996      323,666
    VTG AG.................................................    12,805      766,256
#   Wacker Chemie AG.......................................     9,036      807,135
    Wacker Neuson SE.......................................    23,203      515,278
    Washtec AG.............................................     6,404      493,501
    Wirecard AG............................................     1,510      282,456
    Wuestenrot & Wuerttembergische AG......................    19,930      403,284
    XING SE................................................     1,591      478,365
    Zeal Network SE........................................     5,638      136,894
                                                                      ------------
TOTAL GERMANY..............................................            150,293,735
                                                                      ------------
HONG KONG -- (2.4%)
    Aeon Credit Service Asia Co., Ltd......................    38,000       31,764
    Aeon Stores Hong Kong Co., Ltd.........................    22,000       11,514
#   Agritrade Resources, Ltd............................... 2,620,000      522,211
    AIA Group, Ltd.........................................   325,600    2,476,853
    Alco Holdings, Ltd.....................................   240,000       33,464
    Allied Group, Ltd......................................     6,000       32,347
#   Allied Properties HK, Ltd.............................. 1,464,540      314,443
    APAC Resources, Ltd....................................    62,458        8,947
*   Applied Development Holdings, Ltd...................... 1,210,000       89,637
    APT Satellite Holdings, Ltd............................   320,500      102,772
    Asia Financial Holdings, Ltd...........................   136,000       73,197
    Asia Pacific Silk Road Investment Co., Ltd.............   280,000        2,321
    Asia Satellite Telecommunications Holdings, Ltd........    39,000       26,604
    Asia Standard International Group, Ltd.................   482,000       90,685
    Asiasec Properties, Ltd................................    49,000       24,447
    ASM Pacific Technology, Ltd............................    50,300      436,240
#   Associated International Hotels, Ltd...................    10,000       28,044
*   Auto Italia Holdings...................................   875,000        8,010
    Bank of East Asia, Ltd. (The)..........................    47,872      155,215
*   BeijingWest Industries International, Ltd..............   140,000       14,324
    BOC Aviation, Ltd......................................    61,900      443,703
    BOC Hong Kong Holdings, Ltd............................   143,000      535,350
    BOE Varitronix, Ltd....................................   376,000      108,736
*   Bonjour Holdings, Ltd..................................   596,200       17,155
    Bossini International Holdings, Ltd....................   724,000       25,393
#   Bright Smart Securities & Commodities Group, Ltd.......   394,000       74,697
*   Brightoil Petroleum Holdings, Ltd...................... 1,352,000      258,609
*   Brockman Mining, Ltd...................................   317,840        7,130
*   Burwill Holdings, Ltd.................................. 2,144,000       44,383
    Cafe de Coral Holdings, Ltd............................   150,000      325,088
*   Cash Financial Services Group, Ltd.....................   300,000        2,501
    Cathay Pacific Airways, Ltd............................   332,000      422,993
    CCT Fortis Holdings, Ltd...............................    72,000        6,622
    Century City International Holdings, Ltd............... 1,416,000      124,970
    CGN Mining Co., Ltd.................................... 1,035,000       30,706
    Chen Hsong Holdings....................................    48,000       14,034
    Cheuk Nang Holdings, Ltd...............................    21,817       13,258
    Chevalier International Holdings, Ltd..................    30,055       42,843
*   China Baoli Technologies Holdings, Ltd.................   325,000       20,727
*   China Best Group Holding, Ltd..........................   970,000       23,502
*   China Chuanglian Education Financial Group, Ltd........   660,000        6,479
    China Display Optoelectronics Technology Holdings, Ltd.   352,000       31,550
*   China Energy Development Holdings, Ltd................. 5,604,000       83,638

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
HONG KONG -- (Continued)
    China Flavors & Fragrances Co., Ltd....................    220,437 $   74,438
*   China Ludao Technology Co., Ltd........................    100,000     15,226
#*  China Medical & HealthCare Group, Ltd..................    620,000     15,902
    China Motor Bus Co., Ltd...............................      1,200     14,640
#*  China Shandong Hi-Speed Financial Group, Ltd...........    306,000      9,663
*   China Soft Power Technology Holdings, Ltd..............  4,028,449     25,276
*   China Solar Energy Holdings, Ltd.......................     64,000        275
*   China Star Entertainment, Ltd..........................  1,832,000    142,875
#*  China Strategic Holdings, Ltd.......................... 16,830,000    122,597
    China Ting Group Holdings, Ltd.........................    226,000     11,318
*   China Tonghai International Financial, Ltd.............    240,000     21,526
    Chinese Estates Holdings, Ltd..........................    172,000    161,881
*   Chinlink International Holdings, Ltd...................    280,800     30,420
    Chinney Investments, Ltd...............................    112,000     34,865
    Chong Hing Bank, Ltd...................................     55,000     92,694
    Chow Sang Sang Holdings International, Ltd.............    217,000    351,915
    Chow Tai Fook Jewellery Group, Ltd.....................    188,200    165,135
    Chuang's China Investments, Ltd........................  1,080,000     65,364
    Chuang's Consortium International, Ltd.................    790,925    143,554
    CITIC Telecom International Holdings, Ltd..............  1,665,000    522,829
    CK Asset Holdings, Ltd.................................    149,000    969,654
    CK Hutchison Holdings, Ltd.............................    167,460  1,686,677
    CK Infrastructure Holdings, Ltd........................     29,000    212,240
#   CK Life Sciences Intl Holdings, Inc....................  1,358,000     68,388
*   CMMB Vision Holdings, Ltd..............................  1,696,000     21,684
    CNQC International Holdings, Ltd.......................    297,500     64,166
    CNT Group, Ltd.........................................    518,000     22,907
#*  Common Splendor International Health Industry Group,
      Ltd..................................................    232,000     19,842
*   Continental Holdings, Ltd..............................  1,520,000     21,501
#*  Convoy Global Holdings, Ltd............................  5,166,000     20,619
#   Cowell e Holdings, Inc.................................    995,000    114,186
*   CP Lotus Corp..........................................    260,000      3,277
*   Crocodile Garments.....................................    574,000     46,086
    Cross-Harbour Holdings, Ltd. (The).....................     56,416     94,295
    CSI Properties, Ltd....................................  5,271,515    206,183
*   CST Group, Ltd......................................... 13,168,000     38,725
    CW Group Holdings, Ltd.................................    443,000     13,049
    Dah Sing Banking Group, Ltd............................    299,395    569,727
    Dah Sing Financial Holdings, Ltd.......................    140,666    755,088
    Dickson Concepts International, Ltd....................     83,500     36,260
*   Dingyi Group Investment, Ltd...........................    180,000     11,533
    Dynamic Holdings, Ltd..................................      2,000      1,609
    Eagle Nice International Holdings, Ltd.................    242,000     97,236
    EcoGreen International Group, Ltd......................    234,000     46,927
    Emperor Capital Group, Ltd.............................  3,231,000    152,825
    Emperor Entertainment Hotel, Ltd.......................    570,000    102,585
    Emperor International Holdings, Ltd....................  1,253,750    307,149
    Emperor Watch & Jewellery, Ltd.........................  3,230,000    127,812
#   Enerchina Holdings, Ltd................................  3,201,000    159,538
*   ENM Holdings, Ltd......................................    680,000     59,328
#*  Esprit Holdings, Ltd...................................  1,730,399    393,944
*   Eternity Investment, Ltd...............................  1,730,000     40,560
    Fairwood Holdings, Ltd.................................     29,000     96,678
    Far East Consortium International, Ltd.................  1,136,439    534,962
#*  FIH Mobile, Ltd........................................  3,994,000    372,495
    First Pacific Co., Ltd.................................  1,567,200    701,333
*   First Shanghai Investments, Ltd........................  1,496,000     86,152
    Fountain SET Holdings, Ltd.............................  1,240,000    163,308
*   Freeman FinTech Corp., Ltd............................. 10,140,000     55,788

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
HONG KONG -- (Continued)
    Future Bright Holdings, Ltd............................    348,000 $   35,111
*   Future World Financial Holdings, Ltd...................     49,963        408
#   Genting Hong Kong, Ltd.................................    400,000     57,758
#   Get Nice Financial Group, Ltd..........................    152,150     16,552
    Get Nice Holdings, Ltd................................. 10,434,000    320,049
    Giordano International, Ltd............................    982,000    436,380
#*  Global Brands Group Holding, Ltd.......................  4,998,000    277,653
    Glorious Sun Enterprises, Ltd..........................    447,000     47,464
    Gold Peak Industries Holdings, Ltd.....................     81,000      7,924
    Golden Resources Development International, Ltd........     90,000      5,170
#*  Gold-Finance Holdings, Ltd.............................    204,000     45,556
*   Good Resources Holdings, Ltd...........................  2,210,000     54,445
    Goodbaby International Holdings, Ltd...................    468,000    145,227
*   GR Properties, Ltd.....................................    128,000     12,183
    Great Eagle Holdings, Ltd..............................    205,198    937,077
*   Greentech Technology International, Ltd................    710,000      6,658
*   G-Resources Group, Ltd................................. 46,891,800    300,009
    Guangnan Holdings, Ltd.................................    154,000     17,744
    Guoco Group, Ltd.......................................     11,000    184,618
#   Guotai Junan International Holdings, Ltd...............  1,857,000    337,638
    Haitong International Securities Group, Ltd............  1,830,605    600,033
    Hang Lung Group, Ltd...................................    375,000    923,227
    Hang Lung Properties, Ltd..............................    379,000    687,003
    Hang Seng Bank, Ltd....................................     22,400    525,226
    Hanison Construction Holdings, Ltd.....................    201,459     34,768
*   Hao Tian Development Group, Ltd........................  2,093,933     64,789
    Harbour Centre Development, Ltd........................     53,000     95,618
    Henderson Land Development Co., Ltd....................     72,432    337,829
    HK Electric Investments & HK Electric Investments,
      Ltd .................................................    119,288    113,493
    HKBN, Ltd..............................................    343,500    515,689
    HKR International, Ltd.................................    745,988    355,750
    HKT Trust & HKT, Ltd...................................    450,000    620,626
    Hon Kwok Land Investment Co., Ltd......................    110,000     52,264
    Hong Kong Aircraft Engineering Co., Ltd................     23,600    215,319
#   Hong Kong Ferry Holdings Co., Ltd......................     33,000     33,353
    Hong Kong International Construction Investment
      Management Group Co., Ltd............................    686,000    193,327
#*  Hong Kong Television Network, Ltd......................    297,000     81,693
    Hongkong & Shanghai Hotels, Ltd. (The).................    380,000    524,385
    Hongkong Chinese, Ltd..................................    296,000     33,943
    Hop Hing Group Holdings, Ltd...........................  1,832,000     35,114
    Hopewell Holdings, Ltd.................................    363,000  1,121,598
*   Hsin Chong Group Holdings, Ltd.........................  1,532,000     12,816
*   Huan Yue Interactive Holdings, Ltd.....................    121,000     13,338
#   Huarong International Financial Holdings, Ltd..........     75,000      6,666
#*  Huarong Investment Stock Corp., Ltd....................    175,000      5,686
    Hung Hing Printing Group, Ltd..........................    280,000     41,095
#   Hutchison Telecommunications Hong Kong Holdings, Ltd...    944,000    348,469
    Hysan Development Co., Ltd.............................     11,000     51,587
#*  I-CABLE Communications, Ltd............................  2,153,027     36,859
    IGG, Inc...............................................    371,000    393,300
*   Imagi International Holdings, Ltd......................    216,799     46,176
    IPE Group, Ltd.........................................    365,000     49,332
*   IRC, Ltd...............................................  1,109,066     11,379
    IT, Ltd................................................    386,000    177,097
    ITC Properties Group, Ltd..............................    489,354    140,059
    Johnson Electric Holdings, Ltd.........................    243,625    546,460
    Kader Holdings Co., Ltd................................    214,000     26,551
    Karrie International Holdings, Ltd.....................    188,000     22,795

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
HONG KONG -- (Continued)
    Kerry Logistics Network, Ltd...........................    396,750 $  629,207
    Kerry Properties, Ltd..................................    248,500    782,353
    Kingmaker Footwear Holdings, Ltd.......................    204,000     43,649
    Kingston Financial Group, Ltd..........................    462,000    107,057
    Kowloon Development Co., Ltd...........................    339,000    349,208
*   Kwan On Holdings, Ltd..................................    180,000     13,334
    Kwoon Chung Bus Holdings, Ltd..........................     42,000     23,037
    Lai Sun Development Co., Ltd...........................    225,913    327,716
    Lai Sun Garment International, Ltd.....................     20,000     25,575
*   Landing International Development, Ltd.................    916,200    191,073
    Langham Hospitality Investments and Langham
      Hospitality Investments, Ltd.........................    220,500     78,445
    Li & Fung, Ltd.........................................  2,264,000    449,318
    Lifestyle International Holdings, Ltd..................    310,500    536,927
    Lippo China Resources, Ltd.............................  2,772,000     58,211
    Lippo, Ltd.............................................      9,000      3,073
    Liu Chong Hing Investment, Ltd.........................    192,000    281,163
    L'Occitane International SA............................    197,500    369,894
    Luk Fook Holdings International, Ltd...................    211,000    696,228
    Lung Kee Bermuda Holdings..............................    106,000     45,480
    Macau Legend Development, Ltd..........................  1,430,000    250,102
    Magnificent Hotel Investment, Ltd......................    818,000     18,843
    Man Wah Holdings, Ltd..................................    894,400    412,717
*   Mason Group Holdings, Ltd.............................. 15,543,999    281,693
#*  Master Glory Group, Ltd................................    567,744      1,303
#*  Master Glory Group, Ltd................................  7,115,708     16,333
*   Mei Ah Entertainment Group, Ltd........................    240,000      7,105
#   Melco International Development, Ltd...................    470,000    806,653
    Melco Resorts & Entertainment, Ltd., ADR...............     10,831    180,120
    MGM China Holdings, Ltd................................     76,400    108,433
    Microport Scientific Corp..............................    111,000    132,517
    Midland Holdings, Ltd..................................    358,584     60,413
*   Midland IC&I, Ltd......................................    179,292      4,636
    Ming Fai International Holdings, Ltd...................    146,000     18,520
    Miramar Hotel & Investment.............................    138,000    239,042
    Modern Dental Group, Ltd...............................    175,000     29,138
*   Mongolian Mining Corp..................................  4,708,499     98,204
    MTR Corp., Ltd.........................................     40,412    196,088
    NagaCorp., Ltd.........................................  1,056,000    968,165
    Nameson Holdings, Ltd..................................    530,000     48,225
*   National United Resources Holdings, Ltd................    350,000      1,187
*   Neo-Neon Holdings, Ltd.................................    613,000     50,150
*   NEW Concepts Holdings, Ltd.............................     40,000     13,351
*   New Sports Group, Ltd..................................    455,500     18,977
*   New Times Energy Corp., Ltd............................  1,192,000     20,362
    New World Development Co., Ltd.........................  1,130,579  1,438,283
*   NewOcean Energy Holdings, Ltd..........................    834,000    302,691
*   Nine Express, Ltd......................................    606,000     20,582
#   NWS Holdings, Ltd......................................    168,830    335,097
    Orange Sky Golden Harvest Entertainment Holdings, Ltd..    945,000     43,541
    Oriental Watch Holdings................................    356,000     78,745
*   Pacific Andes International Holdings, Ltd..............  1,218,336      4,257
    Pacific Basin Shipping, Ltd............................  3,325,000    728,546
    Pacific Textiles Holdings, Ltd.........................    407,000    411,003
    Paliburg Holdings, Ltd.................................    246,000     89,952
*   Pan Asia Environmental Protection Group, Ltd...........    114,000     22,244
#*  Paradise Entertainment, Ltd............................    340,000     35,949
    PCCW, Ltd..............................................  1,192,013    654,498
    Perfect Shape Medical, Ltd.............................    128,000     31,666

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
HONG KONG -- (Continued)
    Pico Far East Holdings, Ltd............................   488,000 $  165,122
    Playmates Holdings, Ltd................................   960,000    125,007
    Playmates Toys, Ltd....................................   496,000     40,486
    Polytec Asset Holdings, Ltd............................ 2,720,000    228,787
    Prada SpA..............................................    26,200     93,076
*   PT International Development Co., Ltd..................   578,000     36,626
    Public Financial Holdings, Ltd.........................   192,000     77,584
*   PuraPharm Corp., Ltd...................................    70,000     13,369
*   PYI Corp., Ltd......................................... 4,500,000     66,534
#*  Realord Group Holdings, Ltd............................    72,000     41,791
    Regal Hotels International Holdings, Ltd...............   296,000    159,484
*   Regent Pacific Group, Ltd.............................. 1,600,000     48,046
    Regina Miracle International Holdings, Ltd.............   155,000     78,016
    Sa Sa International Holdings, Ltd......................   518,946    199,944
    Safety Godown Co., Ltd.................................    28,000     47,188
    Samsonite International SA.............................   175,800    507,004
    SAS Dragon Holdings, Ltd...............................   294,000     89,834
    SEA Holdings, Ltd......................................   130,968    149,337
    Shangri-La Asia, Ltd...................................   169,666    231,763
    Shenwan Hongyuan HK, Ltd...............................   282,500     57,313
    Shun Ho Property Investments, Ltd......................    13,497      4,523
    Shun Tak Holdings, Ltd................................. 2,641,249    845,182
*   Silver Base Group Holdings, Ltd........................   723,000     46,239
*   Sincere Watch Hong Kong, Ltd........................... 4,770,000     56,262
    Singamas Container Holdings, Ltd....................... 1,470,000    236,368
    Sino Land Co., Ltd.....................................   560,054    879,847
    SITC International Holdings Co., Ltd...................   650,000    477,570
    Sitoy Group Holdings, Ltd..............................   239,000     79,362
    SJM Holdings, Ltd......................................   595,000    482,154
*   Sky Light Holdings, Ltd................................   139,000      9,113
    SmarTone Telecommunications Holdings, Ltd..............   310,666    431,836
*   SOCAM Development, Ltd.................................    69,505     16,867
#*  Solartech International Holdings, Ltd.................. 1,140,000    113,803
*   Solomon Systech International, Ltd.....................   568,000     17,263
    Soundwill Holdings, Ltd................................    69,000     90,329
*   South China Financial Holdings, Ltd.................... 9,000,000     13,865
*   South China Holdings Co., Ltd.......................... 1,200,000     33,217
*   South Shore Holdings, Ltd..............................   349,600     16,340
    Stella International Holdings, Ltd.....................   354,000    354,124
    Stelux Holdings International, Ltd.....................   162,800      5,035
*   Success Universe Group, Ltd............................   300,000     10,733
#*  Summit Ascent Holdings, Ltd............................   378,000     46,298
    Sun Hung Kai & Co., Ltd................................   647,341    291,941
    Sun Hung Kai Properties, Ltd...........................   115,282  1,498,225
*   Suncorp Technologies, Ltd.............................. 2,920,000      5,233
    Swire Pacific, Ltd., Class A...........................   119,000  1,236,254
    Swire Pacific, Ltd., Class B...........................   212,500    342,989
    TAI Cheung Holdings, Ltd...............................   191,000    178,102
#   Tai United Holdings, Ltd...............................   455,000     16,292
*   Talent Property Group, Ltd............................. 2,925,000     16,816
    Tao Heung Holdings, Ltd................................   324,000     54,616
    Techtronic Industries Co., Ltd.........................   218,000  1,026,511
    Television Broadcasts, Ltd.............................   147,800    312,080
#   Texwinca Holdings, Ltd.................................   586,000    199,594
#*  TOM Group, Ltd.........................................   130,000     31,933
#*  Town Health International Medical Group, Ltd........... 1,082,000     95,203
    Tradelink Electronic Commerce, Ltd.....................   220,000     32,013
    Transport International Holdings, Ltd..................   177,318    440,957
*   Trinity, Ltd...........................................   840,000     33,842

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
HONG KONG -- (Continued)
*   TSC Group Holdings, Ltd................................   350,000 $    21,422
    Tsui Wah Holdings, Ltd.................................   182,000      17,160
#   United Laboratories International Holdings, Ltd. (The).   573,000     398,217
*   Universe Entertainment and Culture Group Co., Ltd......   410,000      26,677
*   Up Energy Development Group, Ltd.......................   590,000       1,821
*   Value Convergence Holdings, Ltd........................   716,000      51,369
#   Value Partners Group, Ltd..............................   345,000     257,308
    Vantage International Holdings, Ltd....................   314,000      23,278
    Vedan International Holdings, Ltd......................   420,000      41,231
    Victory City International Holdings, Ltd............... 4,441,740      65,264
    Vitasoy International Holdings, Ltd....................   326,000   1,039,257
    VSTECS Holdings, Ltd...................................   553,200     262,593
    VTech Holdings, Ltd....................................    65,600     770,697
    Wai Kee Holdings, Ltd..................................    46,000      21,581
    Wang On Group, Ltd..................................... 8,600,000      80,253
#*  We Solutions, Ltd......................................   100,000       6,778
    WH Group, Ltd..........................................   850,500     597,276
    Wharf Holdings, Ltd. (The).............................   244,000     609,951
    Wheelock & Co., Ltd....................................   186,000     994,359
    Win Hanverky Holdings, Ltd.............................   628,000      52,922
*   Winfull Group Holdings, Ltd............................ 1,808,000      25,931
    Wing On Co. International, Ltd.........................    30,000      99,533
    Wing Tai Properties, Ltd...............................   154,000     102,392
*   Wonderful Sky Financial Group Holdings, Ltd............   218,000      34,058
    Wynn Macau, Ltd........................................    85,200     177,484
    Xinyi Glass Holdings, Ltd..............................   986,000     978,991
    YGM Trading, Ltd.......................................     8,000       7,049
    YT Realty Group, Ltd...................................    26,000       7,987
    Yue Yuen Industrial Holdings, Ltd......................   200,500     550,525
    Yugang International, Ltd.............................. 4,976,000     150,073
*   ZH International Holdings, Ltd.........................   800,000      24,532
                                                                      -----------
TOTAL HONG KONG............................................            63,229,641
                                                                      -----------
IRELAND -- (0.6%)
    AIB Group P.L.C........................................   132,716     639,867
    Bank of Ireland Group P.L.C............................   398,216   2,813,634
    C&C Group P.L.C........................................   177,622     660,181
    CRH P.L.C..............................................     4,854     144,786
    CRH P.L.C., Sponsored ADR..............................    68,904   2,051,961
    FBD Holdings P.L.C.....................................    11,013     133,689
    Glanbia P.L.C..........................................    90,694   1,603,504
    IFG Group P.L.C........................................    20,762      38,681
*   Independent News & Media P.L.C.........................   356,483      29,713
    Irish Continental Group P.L.C..........................    75,265     443,455
*   Kenmare Resources P.L.C................................       356         993
    Kerry Group P.L.C., Class A............................     8,057     825,401
    Kingspan Group P.L.C...................................    40,662   1,766,669
    Paddy Power Betfair P.L.C..............................    30,093   2,597,336
    Paddy Power Betfair P.L.C..............................     8,908     763,877
*   Permanent TSB Group Holdings P.L.C.....................    18,157      39,001
    Smurfit Kappa Group P.L.C..............................    40,275   1,309,365
                                                                      -----------
TOTAL IRELAND..............................................            15,862,113
                                                                      -----------
ISRAEL -- (0.8%)
*   ADO Group, Ltd.........................................     4,119      90,291
*   Africa Israel Properties, Ltd..........................     3,266      84,713
*   Airport City, Ltd......................................    13,185     153,528
    Albaad Massuot Yitzhak, Ltd............................     1,876      19,644

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
 *   Allot Communications, Ltd..............................   9,849 $   63,424
     Alony Hetz Properties & Investments, Ltd...............   9,679     92,068
     Alrov Properties and Lodgings, Ltd.....................   2,761     84,602
     Amot Investments, Ltd..................................  25,786    128,088
 *   Arko Holdings, Ltd..................................... 109,520     56,413
     Ashtrom Group, Ltd.....................................   6,397     27,067
     Ashtrom Properties, Ltd................................  21,007     87,532
     AudioCodes, Ltd........................................   4,091     50,510
     Avgol Industries 1953, Ltd.............................  43,315     44,780
 *   Azorim-Investment Development & Construction Co., Ltd..  64,324     57,176
     Azrieli Group, Ltd.....................................   2,100    101,972
     Bank Hapoalim BM....................................... 244,896  1,656,757
     Bank Leumi Le-Israel BM................................ 496,069  3,093,338
     Bayside Land Corp......................................     192     82,481
     Bezeq The Israeli Telecommunication Corp., Ltd......... 127,225    146,091
     Big Shopping Centers, Ltd..............................     745     48,574
     Blue Square Real Estate, Ltd...........................   1,417     50,170
 *   Brack Capital Properties NV............................     354     37,689
     Camtek, Ltd............................................   5,751     46,885
     Carasso Motors, Ltd....................................   8,032     41,180
 *   Cellcom Israel, Ltd....................................  10,729     67,617
 *   Cellcom Israel, Ltd....................................  11,781     73,042
 *   Ceragon Networks, Ltd..................................  21,364     71,142
 *   Clal Biotechnology Industries, Ltd.....................  22,507     19,879
 *   Clal Insurance Enterprises Holdings, Ltd...............  23,819    394,931
 *   Compugen, Ltd..........................................   6,312     18,500
     Delek Automotive Systems, Ltd..........................  20,414    115,193
     Delek Group, Ltd.......................................     546     91,548
     Delta-Galil Industries, Ltd............................   6,683    187,816
     Dexia Israel Bank, Ltd.................................      67     12,465
 #   Direct Insurance Financial Investments, Ltd............  11,694    131,981
     Dor Alon Energy in Israel 1988, Ltd....................   2,069     28,747
 #*  El Al Israel Airlines.................................. 501,985    143,717
     Elbit Systems, Ltd.....................................   2,463    293,998
 #   Elbit Systems, Ltd.....................................   1,367    163,343
     Electra Consumer Products 1970, Ltd....................   6,540     70,701
     Electra, Ltd...........................................   1,243    300,488
 *   Elron Electronic Industries, Ltd.......................   7,966     25,948
 *   Energix-Renewable Energies, Ltd........................  57,549     65,033
 *   Equital, Ltd...........................................     502     12,533
     First International Bank Of Israel, Ltd................  27,055    582,609
     FMS Enterprises Migun, Ltd.............................   1,604     40,581
     Formula Systems 1985, Ltd..............................   7,015    272,383
     Fox Wizel, Ltd.........................................   4,938     93,651
 #*  Gilat Satellite Networks, Ltd..........................  16,184    153,555
     Hadera Paper, Ltd......................................   1,995    145,926
     Hamlet Israel-Canada, Ltd..............................   2,215     55,598
     Harel Insurance Investments & Financial Services, Ltd..  85,948    628,648
 #   Hilan, Ltd.............................................   6,040    141,933
     IDI Insurance Co., Ltd.................................   2,660    149,512
 *   Industrial Buildings Corp., Ltd........................  26,180     36,206
     Inrom Construction Industries, Ltd.....................  23,956     83,810
     Israel Chemicals, Ltd..................................  70,349    405,211
     Israel Discount Bank, Ltd., Class A.................... 401,234  1,311,217
 *   Israel Land Development Co., Ltd. (The)................   2,209     17,498
     Isras Investment Co., Ltd..............................     117     13,199
     Issta Lines, Ltd.......................................   1,155     18,204
 *   Jerusalem Oil Exploration..............................   6,588    378,237
 *   Kamada, Ltd............................................   5,590     29,993

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
ISRAEL -- (Continued)
    Kenon Holdings, Ltd....................................     8,647 $   137,968
    Kerur Holdings, Ltd....................................     2,805      71,952
    Maabarot Products, Ltd.................................     1,934      20,178
    Magic Software Enterprises, Ltd........................     4,802      39,910
    Malam - Team, Ltd......................................       441      45,496
#   Matrix IT, Ltd.........................................    39,848     463,976
#   Maytronics, Ltd........................................    17,873     110,490
*   Mazor Robotics, Ltd....................................       334       9,718
    Mega Or Holdings, Ltd..................................     2,007      22,175
    Meitav Dash Investments, Ltd...........................    17,994      53,843
    Melisron, Ltd..........................................     3,433     145,557
    Menora Mivtachim Holdings, Ltd.........................    22,942     255,388
    Migdal Insurance & Financial Holding, Ltd..............   369,592     408,359
#   Mivtach Shamir Holdings, Ltd...........................     3,588      65,413
    Mizrahi Tefahot Bank, Ltd..............................    50,896     856,607
    Naphtha Israel Petroleum Corp., Ltd....................    26,895     168,707
    Neto ME Holdings, Ltd..................................     1,167      96,187
#*  Nice, Ltd., Sponsored ADR..............................     3,145     333,181
*   Nova Measuring Instruments, Ltd........................    14,832     327,246
    Oil Refineries, Ltd....................................   925,799     440,090
*   Partner Communications Co., Ltd........................    31,937     161,426
*   Partner Communications Co., Ltd., ADR..................    10,082      51,217
    Paz Oil Co., Ltd.......................................     3,259     487,985
    Phoenix Holdings, Ltd. (The)...........................    82,152     454,507
    Plasson Industries, Ltd................................     2,176     102,687
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....     3,182     162,158
    Scope Metals Group, Ltd................................     5,087     136,933
    Shapir Engineering and Industry, Ltd...................    41,697     152,212
#*  Shikun & Binui, Ltd....................................   169,004     321,948
    Shufersal, Ltd.........................................    58,568     371,797
    Strauss Group, Ltd.....................................     6,285     137,808
    Summit Real Estate Holdings, Ltd.......................    15,338     138,092
*   Suny Cellular Communication, Ltd.......................    64,446      32,963
    Tadiran Holdings, Ltd..................................     1,789      44,731
    Teva Pharmaceutical Industries, Ltd., Sponsored ADR....    23,243     464,395
    Teva Pharmaceutical Industries, Ltd....................       395       7,889
*   Tower Semiconductor, Ltd...............................     5,885      92,336
*   Tower Semiconductor, Ltd...............................     6,141      95,173
*   Union Bank of Israel...................................    14,302      64,252
                                                                      -----------
TOTAL ISRAEL...............................................            20,744,516
                                                                      -----------
ITALY -- (2.8%)
    A2A SpA................................................   950,600   1,531,754
    ACEA SpA...............................................    30,658     402,468
*   Aeffe SpA..............................................    10,396      26,568
    Amplifon SpA...........................................    36,372     644,304
    Anima Holding SpA......................................   118,704     496,371
*   Ansaldo STS SpA........................................    28,735     413,082
*   Arnoldo Mondadori Editore SpA..........................   116,873     201,667
    Ascopiave SpA..........................................    36,241     118,841
    Assicurazioni Generali SpA.............................   112,181   1,810,246
#*  Astaldi SpA............................................    38,221      24,192
    Atlantia SpA...........................................    19,780     397,459
    Autogrill SpA..........................................    66,590     654,683
#   Azimut Holding SpA.....................................    60,141     740,492
#*  Banca Carige SpA....................................... 7,344,616      40,713
    Banca Generali SpA.....................................    30,586     588,916
#   Banca IFIS SpA.........................................    18,646     327,602
    Banca Mediolanum SpA...................................    70,979     411,252

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
ITALY -- (Continued)
#*  Banca Monte dei Paschi di Siena SpA....................     3,155 $    5,180
    Banca Popolare di Sondrio SCPA.........................   388,219  1,223,850
#   Banca Profilo SpA......................................   193,938     35,764
#   Banca Sistema SpA......................................    36,404     69,223
#*  Banco BPM SpA.......................................... 1,307,813  2,451,707
    Banco di Desio e della Brianza SpA.....................    23,249     47,627
    BasicNet SpA...........................................    13,861     73,965
    BE.....................................................    54,666     51,667
    Biesse SpA.............................................     7,891    181,381
    BPER Banca.............................................   390,132  1,480,551
    Brembo SpA.............................................    78,665    870,892
    Brunello Cucinelli SpA.................................    17,481    598,369
#   Buzzi Unicem SpA.......................................    45,445    872,644
    Cairo Communication SpA................................    64,224    203,013
    Cementir Holding SpA...................................    38,268    235,066
    Cerved Group SpA.......................................    93,528    745,869
    CIR-Compagnie Industriali Riunite SpA..................   273,909    291,120
    CNH Industrial NV......................................    37,663    391,518
    Credito Emiliano SpA...................................    69,993    417,414
*   Credito Valtellinese SpA............................... 5,863,975    612,556
*   d'Amico International Shipping SA......................   156,210     15,560
    Danieli & C Officine Meccaniche SpA....................    11,819    220,888
    Datalogic SpA..........................................     8,360    245,510
    Davide Campari-Milano SpA..............................   104,629    805,250
    De' Longhi SpA.........................................    25,068    663,405
    DeA Capital SpA........................................    73,160    106,465
#   DiaSorin SpA...........................................    10,707  1,015,592
    El.En. SpA.............................................       867     16,957
*   Elica SpA..............................................    12,474     26,770
    Emak SpA...............................................    25,019     34,637
    Enel SpA...............................................   161,430    791,501
    Eni SpA................................................   211,731  3,760,290
    Eni SpA, Sponsored ADR.................................     7,138    252,257
    ERG SpA................................................    40,001    746,182
    Esprinet SpA...........................................    23,019    101,104
*   Eurotech SpA...........................................    31,375    133,803
*   Exprivia SpA...........................................    15,355     16,832
    Falck Renewables SpA...................................   156,379    315,922
    Ferrari NV.............................................     8,873  1,039,079
*   Fiat Chrysler Automobiles NV...........................   288,975  4,397,749
*   Fincantieri SpA........................................   347,770    506,661
    FinecoBank Banca Fineco SpA............................   158,927  1,661,045
    FNM SpA................................................   128,567     73,287
#*  GEDI Gruppo Editoriale SpA.............................   126,073     50,964
#   Gefran SpA.............................................     3,892     28,127
    Geox SpA...............................................    37,594     67,943
    Gruppo MutuiOnline SpA.................................    12,947    230,708
    Hera SpA...............................................   357,573    986,857
*   IMMSI SpA..............................................   249,326    118,761
    Industria Macchine Automatiche SpA.....................     9,248    554,575
    Infrastrutture Wireless Italiane SpA...................    29,015    201,770
#*  Intek Group SpA........................................   281,585    101,954
    Interpump Group SpA....................................    33,249    959,236
    Intesa Sanpaolo SpA....................................   876,987  1,942,592
    Iren SpA...............................................   160,842    348,061
    Italgas SpA............................................   112,958    582,812
    Italmobiliare SpA......................................     5,680    125,320
#*  Juventus Football Club SpA.............................   222,962    236,062
    La Doria SpA...........................................     5,392     58,642

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
ITALY -- (Continued)
    Leonardo SpA...........................................    64,144 $   695,366
    Luxottica Group SpA....................................     2,713     170,385
    Maire Tecnimont SpA....................................    90,324     394,837
    MARR SpA...............................................    17,413     421,357
    Massimo Zanetti Beverage Group SpA.....................     7,664      52,444
*   Mediaset SpA...........................................   270,865     815,056
    Mediobanca Banca di Credito Finanziario SpA............   286,113   2,505,713
    Moncler SpA............................................    17,111     594,227
#*  OVS SpA................................................   115,001     203,073
    Parmalat SpA...........................................    64,884     199,769
    Piaggio & C SpA........................................   160,254     342,907
    Poste Italiane SpA.....................................   242,995   1,743,586
#   Prima Industrie SpA....................................     3,071      75,705
    Prysmian SpA...........................................    46,902     911,151
    RAI Way SpA............................................    42,178     218,293
    Recordati SpA..........................................    28,280     957,381
    Reno de Medici SpA.....................................   107,923     105,775
    Reply SpA..............................................     8,935     495,121
#   Retelit SpA............................................    66,357     106,329
*   Rizzoli Corriere Della Sera Mediagroup SpA.............    53,530      54,403
    Sabaf SpA..............................................     3,112      46,061
    SAES Getters SpA.......................................     3,840      76,959
#*  Safilo Group SpA.......................................    33,402      62,343
*   Saipem SpA.............................................   498,578   2,726,588
    Salini Impregilo SpA...................................   147,071     324,190
    Salvatore Ferragamo SpA................................    20,734     490,459
    Saras SpA..............................................   472,802     923,164
    Servizi Italia SpA.....................................     9,572      36,856
    Sesa SpA...............................................     2,814      76,278
    Snam SpA...............................................    23,010      95,136
    Societa Cattolica di Assicurazioni SC..................   133,125   1,075,482
    Societa Iniziative Autostradali e Servizi SpA..........    38,045     536,010
#*  Sogefi SpA.............................................    47,050      83,696
    SOL SpA................................................    15,429     185,729
    Tamburi Investment Partners SpA........................    34,438     224,384
*   Telecom Italia SpA..................................... 4,764,829   2,802,451
*   Telecom Italia SpA, Sponsored ADR......................    32,914     195,838
    Tenaris SA.............................................    10,647     156,731
    Terna Rete Elettrica Nazionale SpA.....................   110,241     569,449
#*  Tiscali SpA............................................   665,564       7,316
#   Tod's SpA..............................................     2,661     162,689
#*  TREVI - Finanziaria Industriale SpA....................    75,599      23,065
    UniCredit SpA..........................................   180,377   2,306,144
#   Unione di Banche Italiane SpA..........................   925,393   2,824,446
    Unipol Gruppo SpA......................................   357,790   1,439,923
#   UnipolSai Assicurazioni SpA............................   596,621   1,302,572
    Zignago Vetro SpA......................................    14,273     132,785
                                                                      -----------
TOTAL ITALY................................................            73,180,738
                                                                      -----------
JAPAN -- (23.7%)
    77 Bank, Ltd. (The)....................................    55,600   1,148,450
    A&D Co., Ltd...........................................    15,900     115,436
    ABC-Mart, Inc..........................................     1,400      81,851
*   Access Co., Ltd........................................    20,900     184,479
    Achilles Corp..........................................    12,600     250,671
#   AD Works Co., Ltd......................................   140,000      47,067
#   Adastria Co., Ltd......................................    24,260     395,310
    ADEKA Corp.............................................    68,900   1,020,804
#   Adtec Plasma Technology Co., Ltd.......................     3,500      35,942

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
 #   Advan Co., Ltd......................................... 16,000 $  161,411
 #   Advanex, Inc...........................................  1,400     24,251
     Advantest Corp.........................................  4,000     73,842
     Aeon Co., Ltd.......................................... 99,119  2,274,994
     Aeon Delight Co., Ltd..................................  9,700    323,860
     Aeon Fantasy Co., Ltd..................................  5,800    181,250
     AEON Financial Service Co., Ltd........................ 17,700    346,420
     Aeon Hokkaido Corp..................................... 14,000     98,842
     Aeon Mall Co., Ltd.....................................  6,600    121,893
     Aeria, Inc............................................. 12,300     70,354
     AGC, Inc............................................... 76,100  2,492,612
 *   AGORA Hospitality Group Co., Ltd....................... 34,000      8,734
     Agro-Kanesho Co., Ltd..................................  2,700     59,608
     Ahresty Corp........................................... 15,300     97,103
     Ai Holdings Corp....................................... 14,600    278,499
     Aica Kogyo Co., Ltd.................................... 12,300    366,158
     Aichi Bank, Ltd. (The).................................  7,200    274,762
 #   Aichi Corp............................................. 25,600    151,889
     Aichi Steel Corp.......................................  9,300    328,759
     Aichi Tokei Denki Co., Ltd.............................  2,200     80,679
     Aida Engineering, Ltd.................................. 35,000    288,003
 #*  Aiful Corp............................................. 68,700    181,188
 #   Aigan Co., Ltd......................................... 11,000     31,617
     Ain Holdings, Inc...................................... 14,200  1,113,674
     Aiphone Co., Ltd.......................................  7,500     97,558
     Air Water, Inc......................................... 32,000    518,369
     Airport Facilities Co., Ltd............................ 20,400    108,757
     Airtech Japan, Ltd.....................................  3,100     19,880
     Aisan Industry Co., Ltd................................ 31,600    236,602
     Aisin Seiki Co., Ltd................................... 27,506  1,075,794
     AIT Corp...............................................  4,800     45,068
     Aizawa Securities Co., Ltd............................. 26,700    159,891
     Ajinomoto Co., Inc..................................... 10,800    174,479
     Ajis Co., Ltd..........................................  2,000     63,297
     Akatsuki Corp.......................................... 12,800     40,458
 #*  Akebono Brake Industry Co., Ltd........................ 83,400    167,713
     Akita Bank, Ltd. (The)................................. 17,100    397,007
     Albis Co., Ltd.........................................  5,600    145,386
 #   Alconix Corp........................................... 18,100    206,705
     Alfresa Holdings Corp..................................  5,300    141,360
     Alinco, Inc............................................ 12,100    109,508
 #*  Allied Telesis Holdings KK............................. 23,900     22,943
 #   Alpen Co., Ltd......................................... 14,000    235,261
     Alpha Corp.............................................  5,800     70,196
     Alpha Systems, Inc.....................................  5,360    127,625
     Alpine Electronics, Inc................................ 33,600    570,311
     Alps Electric Co., Ltd................................. 39,200    924,053
     Alps Logistics Co., Ltd................................  9,000     68,726
     Altech Corp............................................  8,200    164,096
     Amada Holdings Co., Ltd................................ 81,700    769,682
     Amano Corp............................................. 25,900    550,724
     Amiyaki Tei Co., Ltd...................................  2,800     98,600
     Amuse, Inc.............................................  7,300    186,053
     Anest Iwata Corp....................................... 21,700    206,794
     Anicom Holdings, Inc...................................  4,200    133,439
     AOI Electronic Co., Ltd................................  3,700    120,033
     AOI TYO Holdings, Inc.................................. 13,188    145,989
     AOKI Holdings, Inc..................................... 31,978    421,184
     Aomori Bank, Ltd. (The)................................ 14,700    401,056

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Aoyama Trading Co., Ltd................................  37,000 $1,119,378
 #   Aoyama Zaisan Networks Co., Ltd........................   5,900     82,461
     Aozora Bank, Ltd.......................................   3,300    113,871
 #   Apaman Co., Ltd........................................   5,900     61,070
     Arakawa Chemical Industries, Ltd.......................  13,200    185,425
     Arata Corp.............................................   7,100    322,425
     Araya Industrial Co., Ltd..............................   3,700     59,280
     Arcland Sakamoto Co., Ltd..............................  24,800    324,756
     Arcland Service Holdings Co., Ltd......................   7,700    157,834
     Arcs Co., Ltd..........................................  22,689    548,263
 #   Arealink Co., Ltd......................................   3,800     56,088
     Argo Graphics, Inc.....................................   5,100    193,234
     Ariake Japan Co., Ltd..................................   3,200    283,584
 #   Arisawa Manufacturing Co., Ltd.........................  27,000    214,389
 #*  Arrk Corp..............................................  16,100     14,282
     Artnature, Inc.........................................  16,800     98,772
     As One Corp............................................   1,300     92,541
     Asahi Broadcasting Group Holdings Corp.................  10,200     69,416
     Asahi Co., Ltd.........................................  10,300    123,829
     Asahi Diamond Industrial Co., Ltd......................  47,000    297,251
     Asahi Group Holdings, Ltd..............................   7,500    329,588
     Asahi Holdings, Inc....................................  21,100    451,835
     Asahi Intecc Co., Ltd..................................  20,000    819,087
     Asahi Kasei Corp....................................... 241,000  2,891,626
     Asahi Kogyosha Co., Ltd................................   3,300     95,902
     ASAHI YUKIZAI Corp.....................................   9,700    191,692
     Asante, Inc............................................   1,600     31,887
     Asanuma Corp...........................................   5,300    153,829
     Ashimori Industry Co., Ltd.............................   4,300     71,141
     Asia Pile Holdings Corp................................  20,300    117,143
     Asics Corp.............................................  26,800    387,890
     ASKA Pharmaceutical Co., Ltd...........................  17,900    235,411
     ASKUL Corp.............................................   3,800    104,980
 #   Asti Corp..............................................   4,000     67,819
 #   Asukanet Co., Ltd......................................   3,500     39,638
     Asunaro Aoki Construction Co., Ltd.....................  11,400    101,482
     Ateam, Inc.............................................   5,500    104,782
 #   Atom Corp..............................................  45,000    399,336
     Atsugi Co., Ltd........................................  14,400    130,689
     Autobacs Seven Co., Ltd................................  26,000    418,448
 #   Aval Data Corp.........................................   2,300     40,156
     Avex, Inc..............................................  29,300    394,257
     Awa Bank, Ltd. (The)...................................  29,000    789,192
     Axell Corp.............................................   4,700     25,227
     Axial Retailing, Inc...................................  10,600    347,308
     Azbil Corp.............................................  30,200    562,548
     Bandai Namco Holdings, Inc.............................  16,200    576,311
     Bando Chemical Industries, Ltd.........................  30,100    348,180
     Bank of Iwate, Ltd. (The)..............................  12,700    483,748
     Bank of Kochi, Ltd. (The)..............................   5,900     51,470
     Bank of Kyoto, Ltd. (The)..............................  14,100    633,119
 #   Bank of Nagoya, Ltd. (The).............................  11,000    347,550
     Bank of Okinawa, Ltd. (The)............................  17,900    596,983
     Bank of Saga, Ltd. (The)...............................  20,400    392,775
     Bank of the Ryukyus, Ltd...............................  32,700    371,915
     Bank of Toyama, Ltd. (The).............................   2,200     73,214
     Baroque Japan, Ltd.....................................  11,300    102,305
     Belc Co., Ltd..........................................   5,400    275,756
     Bell System24 Holdings, Inc............................  18,500    244,368

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Belluna Co., Ltd.......................................  32,400 $  321,854
     Benefit One, Inc.......................................  15,100    389,229
     Benesse Holdings, Inc..................................   8,700    242,631
     Bic Camera, Inc........................................  31,100    410,592
 #   Biofermin Pharmaceutical Co., Ltd......................   1,000     25,499
     BML, Inc...............................................  14,600    402,337
 #   Bookoff Group Holdings, Ltd............................   5,700     37,079
     Bourbon Corp...........................................   2,300     41,237
     BP Castrol K.K.........................................   2,700     34,645
     Bridgestone Corp.......................................  23,000    886,863
 #   Broadleaf Co., Ltd.....................................  55,600    321,087
     BRONCO BILLY Co., Ltd..................................   3,900    100,812
     Brother Industries, Ltd................................ 100,600  1,841,139
     Bunka Shutter Co., Ltd.................................  46,800    327,927
     C Uyemura & Co., Ltd...................................   2,900    185,575
     CAC Holdings Corp......................................  10,900     97,122
     Calbee, Inc............................................   3,300    109,485
 #   Can Do Co., Ltd........................................   7,200    105,679
     Canon Electronics, Inc.................................  13,600    248,542
     Canon Marketing Japan, Inc.............................  11,400    215,723
 #   Canon, Inc., Sponsored ADR.............................   7,971    224,623
     Canon, Inc.............................................  21,700    618,090
     Capcom Co., Ltd........................................  31,000    646,193
     Career Design Center Co., Ltd..........................   1,900     25,934
     Carlit Holdings Co., Ltd...............................  13,800    109,927
 #   Casio Computer Co., Ltd................................  18,800    283,751
     Cawachi, Ltd...........................................  12,900    239,416
     C'BON COSMETICS Co., Ltd...............................   1,300     31,787
     Central Automotive Products, Ltd.......................   7,600    103,466
     Central Glass Co., Ltd.................................  26,200    566,441
     Central Security Patrols Co., Ltd......................   2,200    103,296
     Central Sports Co., Ltd................................   4,700    164,146
     Chiba Bank, Ltd. (The)................................. 140,000    885,690
     Chiba Kogyo Bank, Ltd. (The)...........................  40,100    158,654
     Chilled & Frozen Logistics Holdings Co., Ltd...........   9,200    105,564
     CHIMNEY Co., Ltd.......................................   2,100     51,588
     Chino Corp.............................................   4,900     55,788
     Chiyoda Co., Ltd.......................................   7,300    140,727
     Chiyoda Corp...........................................  43,200    214,961
     Chiyoda Integre Co., Ltd...............................  10,100    202,819
     Chofu Seisakusho Co., Ltd..............................  16,200    328,023
     Chori Co., Ltd.........................................   9,900    163,075
     Chubu Shiryo Co., Ltd..................................  17,800    216,704
     Chudenko Corp..........................................  24,400    513,803
     Chuetsu Pulp & Paper Co., Ltd..........................  25,889    345,618
 *   Chugai Mining Co., Ltd.................................  36,200      6,436
     Chugai Ro Co., Ltd.....................................   4,800    102,263
     Chugoku Bank, Ltd. (The)...............................  89,000    799,211
     Chugoku Marine Paints, Ltd.............................  45,400    364,664
     Chukyo Bank, Ltd. (The)................................   8,500    171,112
     Chuo Spring Co., Ltd...................................   1,300     40,334
     CI Takiron Corp........................................  26,000    133,717
     Ci:z Holdings Co., Ltd.................................   9,000    466,365
     Citizen Watch Co., Ltd................................. 224,100  1,289,911
     CKD Corp...............................................  36,000    414,221
     CK-San-Etsu Co., Ltd...................................   3,400     90,815
 #   Clarion Co., Ltd.......................................  22,000    482,317
     Cleanup Corp...........................................  17,000    103,668
     CMIC Holdings Co., Ltd.................................  10,300    191,233

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     CMK Corp...............................................  39,700 $  254,467
     Coca-Cola Bottlers Japan Holdings, Inc.................  13,404    350,799
     cocokara fine, Inc.....................................   8,100    445,856
 #   Coco's Japan Co., Ltd..................................   5,000     97,138
     COLOPL, Inc............................................  31,600    194,660
 #   Colowide Co., Ltd......................................  27,500    669,587
     Computer Engineering & Consulting, Ltd.................  10,800    232,373
     Computer Institute of Japan, Ltd.......................   8,700     57,967
     COMSYS Holdings Corp...................................  37,459  1,042,496
     Concordia Financial Group, Ltd......................... 210,738    964,497
     CONEXIO Corp...........................................   9,100    131,300
     Corona Corp............................................  11,100    109,570
     Cosel Co., Ltd.........................................  11,900    122,439
     Cosmo Energy Holdings Co., Ltd.........................  45,300  1,666,070
 #   Cosmos Initia Co., Ltd.................................  11,300     61,735
     Cosmos Pharmaceutical Corp.............................   1,000    204,397
     Cota Co., Ltd..........................................   4,190     55,267
     CRE, Inc...............................................   7,200     63,497
     Create Medic Co., Ltd..................................   6,400     62,432
 #   Create Restaurants Holdings, Inc.......................  21,400    227,005
     Create SD Holdings Co., Ltd............................  10,800    273,587
     Credit Saison Co., Ltd.................................  51,600    819,409
 #   Creek & River Co., Ltd.................................   5,400     49,815
 #   Cresco, Ltd............................................   2,900     81,902
 #   Cross Plus, Inc........................................   1,400      9,780
     CTI Engineering Co., Ltd...............................  12,100    161,889
     CyberAgent, Inc........................................   5,200    221,276
     Cybozu, Inc............................................   9,800     62,383
     Dai Nippon Printing Co., Ltd...........................  40,400    906,475
     Dai Nippon Toryo Co., Ltd..............................  19,200    193,865
     Daibiru Corp...........................................  21,900    220,778
     Daicel Corp............................................  44,400    469,708
     Dai-Dan Co., Ltd.......................................  12,500    293,985
     Daido Kogyo Co., Ltd...................................   6,400     60,626
     Daido Metal Co., Ltd...................................  30,300    231,801
     Daido Steel Co., Ltd...................................  22,600    930,454
     Daidoh, Ltd............................................  17,900     56,804
     Daifuku Co., Ltd.......................................  19,700    846,041
 #   Daihatsu Diesel Manufacturing Co., Ltd.................  15,500     91,740
     Daihen Corp............................................  14,900    349,258
     Daiho Corp.............................................  13,400    368,858
     Daiichi Jitsugyo Co., Ltd..............................   7,800    257,876
 #   Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................  17,200    168,923
     Dai-ichi Life Holdings, Inc............................  75,500  1,416,782
     Dai-ichi Seiko Co., Ltd................................   7,000     88,386
     Daiichikosho Co., Ltd..................................  12,100    558,484
     Daiken Corp............................................  11,700    214,234
     Daiken Medical Co., Ltd................................   6,000     44,688
 #   Daiki Aluminium Industry Co., Ltd......................  25,000    144,696
     Daikoku Denki Co., Ltd.................................   8,100    115,222
     Daikokutenbussan Co., Ltd..............................   5,400    202,007
 #*  Daikokuya Holdings Co., Ltd............................  53,600     23,242
 #   Daikyo, Inc............................................  18,500    485,560
     Daikyonishikawa Corp...................................  25,900    247,404
     Dainichi Co., Ltd......................................   5,100     33,576
     Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  10,400    307,328
 #   Daio Paper Corp........................................  49,000    635,279
     Daiseki Co., Ltd.......................................   9,500    224,525
     Daishi Hokuetsu Financial Group, Inc...................  30,500  1,097,443

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Daishinku Corp.........................................   5,500 $   54,304
     Daisue Construction Co., Ltd...........................   7,600     82,095
     Daisyo Corp............................................   2,000     29,813
     Daito Bank, Ltd. (The).................................   5,000     40,894
     Daito Pharmaceutical Co., Ltd..........................   8,960    269,126
     Daitron Co., Ltd.......................................   4,900     84,037
     Daiwa House Industry Co., Ltd..........................  18,100    546,517
     Daiwa Industries, Ltd..................................  24,100    253,566
     Daiwa Securities Group, Inc............................ 270,947  1,553,802
     Daiwabo Holdings Co., Ltd..............................  16,300    961,679
 #   DCM Holdings Co., Ltd..................................  83,900    815,844
     Delica Foods Holdings Co., Ltd.........................   2,400     31,900
     DeNA Co., Ltd..........................................  20,500    340,993
     Denka Co., Ltd.........................................  48,200  1,567,594
     Denki Kogyo Co., Ltd...................................   9,700    247,996
     Densan System Co., Ltd.................................   3,400     65,939
     Denso Corp.............................................   9,600    428,215
     Dentsu, Inc............................................   6,000    278,279
     Denyo Co., Ltd.........................................  13,600    205,209
 #   Descente, Ltd..........................................  15,000    392,760
     Dexerials Corp.........................................  43,000    369,121
     DIC Corp...............................................  26,200    773,165
 #   Digital Arts, Inc......................................   5,200    237,824
 #   Digital Hearts Holdings Co., Ltd.......................   7,100     88,135
     Dip Corp...............................................  14,800    321,217
     Disco Corp.............................................   2,400    381,504
     DKS Co., Ltd...........................................   7,000    153,527
 #   DMG Mori Co., Ltd......................................  57,500    829,620
 #   Don Quijote Holdings Co., Ltd..........................   4,700    280,765
     Doshisha Co., Ltd......................................   8,600    177,084
     Doutor Nichires Holdings Co., Ltd......................  23,900    424,725
     Dowa Holdings Co., Ltd.................................  36,200  1,053,537
     DSB Co., Ltd...........................................  10,500     47,939
     DTS Corp...............................................  14,300    496,824
     Duskin Co., Ltd........................................  33,300    757,419
     Dvx, Inc...............................................   4,600     54,276
     DyDo Group Holdings, Inc...............................   8,400    426,389
     Dynic Corp.............................................   4,600     34,138
     Eagle Industry Co., Ltd................................  22,300    259,835
     Ebara Corp.............................................  34,400  1,001,943
     Ebara Foods Industry, Inc..............................   3,800     71,970
     Ebara Jitsugyo Co., Ltd................................   5,300     88,404
     Eco's Co., Ltd.........................................   8,100    142,128
     EDION Corp.............................................  58,300    613,064
     eGuarantee, Inc........................................  12,200    113,921
     Ehime Bank, Ltd. (The).................................  25,500    262,828
     Eidai Co., Ltd.........................................  18,000     74,977
     Eighteenth Bank, Ltd. (The)............................   8,400    228,696
     Eiken Chemical Co., Ltd................................  11,800    264,086
     Eizo Corp..............................................   7,200    293,051
     Elecom Co., Ltd........................................  11,000    260,436
     Elematec Corp..........................................   6,374    135,781
     Endo Lighting Corp.....................................  18,100    125,341
 *   Eneres Co., Ltd........................................  11,200     68,999
 *   Enigmo, Inc............................................   5,900    105,314
     en-japan, Inc..........................................   8,800    351,006
     Enomoto Co., Ltd.......................................   5,700     47,007
     Enplas Corp............................................   6,300    171,144
 #*  Enshu, Ltd.............................................   3,100     40,171

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     EPS Holdings, Inc......................................  16,700 $  326,092
 #   eRex Co., Ltd..........................................  10,300     85,569
 #   ES-Con Japan, Ltd......................................  27,400    162,338
     ESPEC Corp.............................................   7,700    136,954
 #   Excel Co., Ltd.........................................   5,800     98,879
     Exedy Corp.............................................  24,400    600,990
     Ezaki Glico Co., Ltd...................................   6,600    329,011
     F&M Co., Ltd...........................................   3,000     30,601
     F@N Communications, Inc................................  40,500    224,544
     Faith, Inc.............................................   5,500     65,947
     FALCO HOLDINGS Co., Ltd................................   6,400     94,370
     FamilyMart UNY Holdings Co., Ltd.......................   6,319    732,389
     FCC Co., Ltd...........................................  25,500    631,532
 #*  FDK Corp...............................................   3,900     39,211
     Feed One Co., Ltd......................................  79,140    134,706
     Felissimo Corp.........................................   2,400     27,083
     Fenwal Controls of Japan, Ltd..........................   3,400     47,747
     Ferrotec Holdings Corp.................................  31,700    287,709
     FIDEA Holdings Co., Ltd................................ 176,600    237,332
     Fields Corp............................................  17,600    131,580
     Financial Products Group Co., Ltd......................  29,900    291,900
 #   FINDEX, Inc............................................   6,400     36,566
 *   First Baking Co., Ltd..................................     400      3,884
 #   First Bank of Toyama, Ltd. (The).......................  15,600     58,341
     First Brothers Co., Ltd................................   4,800     55,004
 #   First Juken Co., Ltd...................................   7,900     83,887
     FJ Next Co., Ltd.......................................  10,500     77,787
     Foster Electric Co., Ltd...............................  24,200    353,635
     FP Corp................................................   9,200    471,477
     France Bed Holdings Co., Ltd...........................  20,000    168,958
     Freebit Co., Ltd.......................................   8,100     63,781
 #   Freund Corp............................................   5,300     41,215
     F-Tech, Inc............................................  11,900    116,278
 #   FTGroup Co., Ltd.......................................   6,300     79,722
     Fudo Tetra Corp........................................  13,300    202,337
     Fuji Co., Ltd..........................................  18,000    338,009
     Fuji Corp..............................................  40,600    565,879
 #   Fuji Corp. (6163543)...................................   4,500     82,671
     Fuji Corp., Ltd........................................  24,700    188,702
 #   Fuji Die Co., Ltd......................................   7,300     53,064
     Fuji Electric Co., Ltd.................................  17,000    518,933
     Fuji Furukawa Engineering & Construction Co., Ltd......     400      6,996
     Fuji Kosan Co., Ltd....................................     100        552
 #   Fuji Kyuko Co., Ltd....................................  10,100    294,786
     Fuji Media Holdings, Inc...............................  19,500    316,484
     Fuji Oil Co., Ltd......................................  44,900    171,901
     Fuji Oil Holdings, Inc.................................  26,400    761,443
     Fuji Pharma Co., Ltd...................................   6,100     95,974
     Fuji Seal International, Inc...........................  19,200    582,420
     Fuji Soft, Inc.........................................   6,600    302,394
     Fujibo Holdings, Inc...................................   8,300    241,823
     Fujicco Co., Ltd.......................................  10,800    247,874
     FUJIFILM Holdings Corp.................................  25,000  1,081,259
     Fujikura Kasei Co., Ltd................................  19,300    108,172
     Fujikura Rubber, Ltd...................................  14,600     69,976
     Fujikura, Ltd.......................................... 205,300    885,627
     Fujimi, Inc............................................   9,900    225,955
     Fujimori Kogyo Co., Ltd................................  12,600    366,557
     Fujio Food System Co., Ltd.............................   4,200     76,486

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
 #   Fujisash Co., Ltd...................................... 77,900 $   65,566
     Fujishoji Co., Ltd.....................................  4,500     41,714
     Fujita Kanko, Inc......................................  6,599    180,088
     Fujitec Co., Ltd....................................... 24,400    265,843
     Fujitsu Frontech, Ltd..................................  8,000     89,172
     Fujitsu General, Ltd................................... 29,600    443,406
     Fujitsu, Ltd........................................... 14,100    857,821
     Fujiya Co., Ltd........................................  1,800     38,968
     FuKoKu Co., Ltd........................................  6,900     56,336
     Fukuda Corp............................................  4,600    189,359
     Fukuda Denshi Co., Ltd.................................  2,200    138,937
     Fukui Bank, Ltd. (The)................................. 18,700    353,773
     Fukui Computer Holdings, Inc...........................  3,500     55,694
     Fukuoka Financial Group, Inc........................... 32,400    796,092
 *   Fukushima Bank, Ltd. (The)............................. 26,500    141,530
     Fukushima Industries Corp..............................  9,200    419,067
     Fukuyama Transporting Co., Ltd......................... 20,323    787,507
     FULLCAST Holdings Co., Ltd............................. 10,900    204,848
 #   Fumakilla, Ltd.........................................  2,998     41,225
 #*  Funai Electric Co., Ltd................................ 16,300     79,407
     Funai Soken Holdings, Inc.............................. 14,860    314,215
     Furukawa Battery Co., Ltd. (The)....................... 10,900     82,098
     Furukawa Co., Ltd...................................... 24,400    301,684
     Furukawa Electric Co., Ltd............................. 43,000  1,160,447
     Furuno Electric Co., Ltd............................... 21,700    257,328
     Furusato Industries, Ltd...............................  7,100    114,142
     Furyu Corp.............................................  9,100     73,034
     Fuso Chemical Co., Ltd................................. 14,000    281,053
     Fuso Pharmaceutical Industries, Ltd....................  5,400    128,521
     Futaba Corp............................................ 27,200    425,223
     Futaba Industrial Co., Ltd............................. 52,900    289,044
     Future Corp............................................ 18,400    250,430
     Fuyo General Lease Co., Ltd............................ 14,900    827,725
     G-7 Holdings, Inc......................................  4,500    102,096
     Gakken Holdings Co., Ltd...............................  3,600    182,192
     Gakkyusha Co., Ltd.....................................  3,300     50,404
     Gecoss Corp............................................ 13,700    130,607
     Genki Sushi Co., Ltd...................................  2,400    129,818
     Genky DrugStores Co., Ltd..............................  4,800    155,316
     Geo Holdings Corp...................................... 30,600    466,165
     Geostr Corp............................................ 11,800     52,601
     Gfoot Co., Ltd.........................................  7,500     50,013
     Giken, Ltd............................................. 10,000    336,898
     GL Sciences, Inc.......................................  5,300     71,982
 #   GLOBERIDE, Inc.........................................  8,000    192,299
     Glory, Ltd............................................. 42,100    980,356
     GMO internet, Inc...................................... 33,600    480,159
 #   GMO Payment Gateway, Inc...............................  8,800    426,325
     Godo Steel, Ltd........................................  8,500    163,141
 #   Gokurakuyu Holdings Co., Ltd...........................  7,600     39,001
     Goldcrest Co., Ltd..................................... 14,690    230,035
 #   Goldwin, Inc...........................................  4,300    306,519
     Golf Digest Online, Inc................................  5,700     47,262
     Grandy House Corp......................................  8,900     36,146
     Gree, Inc.............................................. 54,000    225,988
 #   GS Yuasa Corp.......................................... 51,000  1,046,887
     GSI Creos Corp.........................................  3,600     43,010
 #   G-Tekt Corp............................................ 14,700    207,467
     Gun-Ei Chemical Industry Co., Ltd......................  3,400     90,872

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   GungHo Online Entertainment, Inc.......................  32,700 $   59,117
     Gunma Bank, Ltd. (The)................................. 186,300    843,446
     Gunze, Ltd.............................................  13,200    585,396
     Gurunavi, Inc..........................................  15,800    120,579
     H2O Retailing Corp.....................................  53,299    828,125
     HABA Laboratories, Inc.................................   1,100     78,991
     Hachijuni Bank, Ltd. (The)............................. 226,600    957,126
 #   Hagihara Industries, Inc...............................   7,000    103,833
     Hagiwara Electric Holdings Co., Ltd....................   5,300    139,559
     Hakudo Co., Ltd........................................   4,400     69,384
     Hakuhodo DY Holdings, Inc..............................  26,300    438,647
     Hakuto Co., Ltd........................................  13,900    157,473
     Halows Co., Ltd........................................   5,400    117,897
     Hamakyorex Co., Ltd....................................  13,700    442,358
     Hamamatsu Photonics KK.................................   7,100    237,350
     Handsman Co., Ltd......................................   4,200     40,981
     Hankyu Hanshin Holdings, Inc...........................  15,600    515,278
     Hanwa Co., Ltd.........................................  26,900    880,948
     Happinet Corp..........................................  14,500    220,142
 #   Harada Industry Co., Ltd...............................   6,600     47,467
     Hard Off Corp. Co., Ltd................................   9,900     82,921
     Harima Chemicals Group, Inc............................  12,200    103,450
 #   Harmonic Drive Systems, Inc............................   6,300    191,516
     Haruyama Holdings, Inc.................................   3,900     30,792
     Haseko Corp............................................  33,800    428,300
     Hayashikane Sangyo Co., Ltd............................   5,400     33,662
     Hazama Ando Corp....................................... 146,750  1,013,362
     Heian Ceremony Service Co., Ltd........................   1,300     10,296
     Heiwa Corp.............................................  32,100    734,128
     Heiwa Real Estate Co., Ltd.............................  25,300    468,594
     Heiwado Co., Ltd.......................................  22,300    571,603
     Helios Techno Holdings Co., Ltd........................  14,900    103,262
     Hibino Corp............................................   2,900     36,124
     Hibiya Engineering, Ltd................................  16,300    269,048
     Hiday Hidaka Corp......................................   9,991    194,894
     Hikari Tsushin, Inc....................................   2,300    401,705
     HI-LEX Corp............................................  13,500    282,753
 #   Himaraya Co., Ltd......................................   1,900     16,651
     Hino Motors, Ltd.......................................  28,900    276,639
     Hioki EE Corp..........................................   5,500    194,589
 #   Hirakawa Hewtech Corp..................................   8,800    121,758
 #   Hiramatsu, Inc.........................................  19,100     79,839
 #   Hirano Tecseed Co., Ltd................................   7,700    124,637
 #   Hirata Corp............................................   4,700    289,799
     Hiroshima Bank, Ltd. (The)............................. 141,700    874,020
     Hiroshima Gas Co., Ltd.................................  16,700     53,558
 #   HIS Co., Ltd...........................................  18,500    563,444
     Hisaka Works, Ltd......................................  16,700    159,705
     Hitachi Capital Corp...................................  33,600    823,843
     Hitachi Chemical Co., Ltd..............................  35,400    557,976
     Hitachi Construction Machinery Co., Ltd................  26,400    700,931
     Hitachi High-Technologies Corp.........................  10,100    379,047
     Hitachi Metals, Ltd....................................  54,310    638,627
     Hitachi Transport System, Ltd..........................  24,500    629,127
     Hitachi Zosen Corp..................................... 126,040    479,004
     Hitachi, Ltd...........................................  65,800  2,011,519
     Hitachi, Ltd., ADR.....................................   4,900    299,855
 #   Hito Communications, Inc...............................   3,700     65,449
     Hochiki Corp...........................................   9,500    116,417

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Hodogaya Chemical Co., Ltd.............................   5,500 $  134,024
     Hogy Medical Co., Ltd..................................  11,200    330,849
     Hokkaido Electric Power Co., Inc.......................  38,000    221,779
     Hokkaido Gas Co., Ltd..................................   2,400     30,722
     Hokkan Holdings, Ltd...................................   6,100    100,764
     Hokko Chemical Industry Co., Ltd.......................  20,000     94,494
     Hokkoku Bank, Ltd. (The)...............................  18,700    686,172
     Hokuetsu Corp.......................................... 105,200    502,515
     Hokuetsu Industries Co., Ltd...........................  17,000    164,897
     Hokuhoku Financial Group, Inc..........................  93,100  1,153,382
 #   Hokuriku Electric Industry Co., Ltd....................   6,200     63,090
 *   Hokuriku Electric Power Co.............................  36,500    340,019
     Hokuriku Electrical Construction Co., Ltd..............  11,000     98,729
     Hokuto Corp............................................  15,600    266,105
     Honda Motor Co., Ltd., Sponsored ADR...................  23,840    679,440
     Honda Motor Co., Ltd................................... 138,023  3,939,940
     H-One Co., Ltd.........................................  14,600    154,343
     Honeys Holdings Co., Ltd...............................  12,570     99,846
 #   Honshu Chemical Industry Co., Ltd......................   3,200     33,243
 #   Hoosiers Holdings......................................  37,100    205,906
     Horiba, Ltd............................................   8,200    383,760
     Hoshizaki Corp.........................................   2,800    226,017
     Hosiden Corp...........................................  42,600    391,640
     Hosokawa Micron Corp...................................   6,000    290,959
     House Foods Group, Inc.................................  14,700    422,794
 #   Howa Machinery, Ltd....................................   7,600     53,665
     Hulic Co., Ltd.........................................   7,300     66,800
     Hurxley Corp...........................................   2,400     23,361
     Hyakugo Bank, Ltd. (The)............................... 183,800    675,312
     Hyakujushi Bank, Ltd. (The)............................  17,600    449,830
     Ibiden Co., Ltd........................................  73,200    903,885
     IBJ Leasing Co., Ltd...................................  22,100    554,874
     Ichibanya Co., Ltd.....................................   5,134    195,979
     Ichigo, Inc............................................ 122,800    400,924
     Ichiken Co., Ltd.......................................   5,400    105,315
     Ichikoh Industries, Ltd................................  36,000    249,945
     Ichinen Holdings Co., Ltd..............................  18,300    221,606
     Ichiyoshi Securities Co., Ltd..........................  25,600    215,519
 #   Icom, Inc..............................................   8,700    185,537
     Idec Corp..............................................  13,200    239,477
     Idemitsu Kosan Co., Ltd................................  63,000  2,854,067
 #   IDOM, Inc..............................................  67,000    225,558
     IHI Corp...............................................  21,300    779,206
     Iida Group Holdings Co., Ltd...........................  33,420    608,338
     Iino Kaiun Kaisha, Ltd.................................  76,300    334,835
 #   IJT Technology Holdings Co., Ltd.......................  17,000    105,394
     Ikegami Tsushinki Co., Ltd.............................   7,300     78,712
 #   IMAGICA GROUP, Inc.....................................  12,000     59,297
     Imasen Electric Industrial.............................  13,600    124,914
     Inaba Denki Sangyo Co., Ltd............................   8,800    354,314
     Inaba Seisakusho Co., Ltd..............................   7,400     90,231
     Inabata & Co., Ltd.....................................  35,800    478,346
     Inageya Co., Ltd.......................................   6,900     87,051
     Ines Corp..............................................  16,800    196,062
     I-Net Corp.............................................   9,200    132,876
     Infocom Corp...........................................   8,800    329,635
 #   Infomart Corp..........................................  44,300    459,768
     Information Services International-Dentsu, Ltd.........   8,500    292,368
     Innotech Corp..........................................  12,900    144,467

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
    Inpex Corp.............................................    99,200 $1,129,551
    Intage Holdings, Inc...................................    26,600    229,262
#   Intelligent Wave, Inc..................................     2,400     21,848
    Inter Action Corp......................................     4,900     90,552
    Internet Initiative Japan, Inc.........................    20,400    394,825
    Inui Global Logistics Co., Ltd.........................    15,295    135,679
    I-O Data Device, Inc...................................     6,200     73,302
    Iriso Electronics Co., Ltd.............................     7,800    329,424
    Ise Chemicals Corp.....................................     1,400     40,240
    Iseki & Co., Ltd.......................................    16,500    283,554
    Isetan Mitsukoshi Holdings, Ltd........................    72,900    852,004
#   Ishihara Chemical Co., Ltd.............................     4,800     92,586
*   Ishihara Sangyo Kaisha, Ltd............................    28,100    335,459
    Ishii Iron Works Co., Ltd..............................     1,900     29,950
    Ishizuka Glass Co., Ltd................................     1,800     35,149
#   Istyle, Inc............................................    20,000    179,310
    Isuzu Motors, Ltd......................................    58,300    764,345
*   ITbook Holdings Co., Ltd...............................     9,100     41,615
    Ito En, Ltd............................................     9,100    387,355
    ITOCHU Corp............................................    22,300    413,575
    Itochu Enex Co., Ltd...................................    37,300    351,207
    Itochu Techno-Solutions Corp...........................    13,600    257,911
    Itochu-Shokuhin Co., Ltd...............................     3,800    176,969
    Itoham Yonekyu Holdings, Inc...........................    32,778    206,417
    Itoki Corp.............................................    33,553    174,316
    IwaiCosmo Holdings, Inc................................    15,100    193,095
#   Iwaki & Co., Ltd.......................................    30,000    144,152
    Iwasaki Electric Co., Ltd..............................     5,400     71,105
#   Iwatani Corp...........................................    28,400  1,003,204
    Iwatsu Electric Co., Ltd...............................     9,500     66,476
    Iwatsuka Confectionery Co., Ltd........................       800     31,237
    Iyo Bank, Ltd. (The)...................................   150,282    891,348
    Izumi Co., Ltd.........................................     2,600    141,165
    J Front Retailing Co., Ltd.............................    79,000  1,035,240
#   J Trust Co., Ltd.......................................    52,700    268,833
    JAC Recruitment Co., Ltd...............................     7,600    137,539
    Jaccs Co., Ltd.........................................    20,400    382,457
    Jafco Co., Ltd.........................................    26,200  1,009,493
    Jalux, Inc.............................................     5,400    134,764
    Jamco Corp.............................................     6,800    192,393
    Janome Sewing Machine Co., Ltd.........................    17,000     87,239
    Japan Airlines Co., Ltd................................     3,100    110,023
    Japan Airport Terminal Co., Ltd........................     5,800    223,403
    Japan Asia Group, Ltd..................................    16,900     59,343
#*  Japan Asia Investment Co., Ltd.........................    16,300     40,394
*   Japan Asset Marketing Co., Ltd.........................    31,100     33,943
    Japan Aviation Electronics Industry, Ltd...............    37,000    489,952
    Japan Cash Machine Co., Ltd............................    11,000    108,342
#*  Japan Display, Inc..................................... 1,263,600  1,221,346
#   Japan Electronic Materials Corp........................     5,100     34,317
    Japan Exchange Group, Inc..............................    22,200    397,618
    Japan Foundation Engineering Co., Ltd..................    25,800     82,517
    Japan Lifeline Co., Ltd................................    19,200    279,917
    Japan Material Co., Ltd................................    26,800    314,841
    Japan Meat Co., Ltd....................................     7,200    130,343
    Japan Medical Dynamic Marketing, Inc...................    14,500    170,282
    Japan Oil Transportation Co., Ltd......................     2,900     75,071
    Japan Petroleum Exploration Co., Ltd...................     7,600    158,864
    Japan Post Holdings Co., Ltd...........................   110,300  1,307,990

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Japan Property Management Center Co., Ltd..............   6,200 $   67,595
     Japan Pulp & Paper Co., Ltd............................   7,900    290,381
     Japan Pure Chemical Co., Ltd...........................   1,900     38,061
     Japan Securities Finance Co., Ltd......................  85,300    477,718
     Japan Steel Works, Ltd. (The)..........................  44,300    936,162
     Japan Transcity Corp...................................  23,000     90,059
     Japan Wool Textile Co., Ltd. (The).....................  39,800    314,240
     Jastec Co., Ltd........................................   6,900     67,981
     JBCC Holdings, Inc.....................................   9,600    125,870
     JCU Corp...............................................  11,400    244,690
     Jeol, Ltd..............................................  16,500    271,851
     JFE Holdings, Inc...................................... 122,160  2,295,579
     JGC Corp...............................................   6,900    133,562
 #*  JIG-SAW, Inc...........................................   1,400     34,728
     Jimoto Holdings, Inc................................... 127,900    167,227
     JINS, Inc..............................................   6,400    362,415
     JK Holdings Co., Ltd...................................  14,300     91,764
     JMS Co., Ltd...........................................  12,500     63,613
     Joban Kosan Co., Ltd...................................   4,900     74,770
     J-Oil Mills, Inc.......................................   9,200    317,104
     Joshin Denki Co., Ltd..................................  12,100    309,207
     Joyful Honda Co., Ltd..................................   1,600     23,050
 #   JP-Holdings, Inc.......................................  22,600     59,857
     JSP Corp...............................................   6,900    136,269
     JSR Corp...............................................  10,600    157,974
     JTEKT Corp.............................................  69,600    865,938
     Juki Corp..............................................  27,700    310,197
     Juroku Bank, Ltd. (The)................................  23,100    521,631
     Justsystems Corp.......................................  14,300    293,299
     JVC Kenwood Corp....................................... 128,670    318,132
     JXTG Holdings, Inc..................................... 402,870  2,722,186
     K&O Energy Group, Inc..................................  10,700    148,279
     kabu.com Securities Co., Ltd...........................  64,000    231,000
 *   Kadokawa Dwango........................................  43,677    436,059
     Kaga Electronics Co., Ltd..............................  13,100    293,384
     Kagome Co., Ltd........................................   6,600    175,714
     Kajima Corp............................................  13,921    179,261
     Kakaku.com, Inc........................................   8,800    159,386
     Kaken Pharmaceutical Co., Ltd..........................  10,700    536,508
     Kakiyasu Honten Co., Ltd...............................   4,200     92,714
     Kameda Seika Co., Ltd..................................   4,700    222,546
     Kamei Corp.............................................  18,600    214,318
     Kamigumi Co., Ltd......................................  41,000    846,020
     Kanaden Corp...........................................  13,400    139,530
     Kanagawa Chuo Kotsu Co., Ltd...........................   3,600    119,625
 #   Kanamoto Co., Ltd......................................  22,000    735,145
     Kandenko Co., Ltd......................................  52,200    531,714
     Kaneka Corp............................................  24,400  1,019,820
 #   Kaneko Seeds Co., Ltd..................................   2,400     30,750
     Kanematsu Corp.........................................  61,400    788,371
     Kanematsu Electronics, Ltd.............................   9,100    279,614
 *   Kansai Mirai Financial Group, Inc......................  62,732    485,238
     Kansai Paint Co., Ltd..................................  12,000    177,315
     Kansai Super Market, Ltd...............................   6,200     57,360
 #   Kanto Denka Kogyo Co., Ltd.............................  41,900    380,512
 #   Kappa Create Co., Ltd..................................   6,500     76,381
     Kasai Kogyo Co., Ltd...................................  23,300    214,818
     Katakura & Co-op Agri Corp.............................   3,200     34,254
     Katakura Industries Co., Ltd...........................  19,000    205,102

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Kato Sangyo Co., Ltd...................................  10,600 $  326,635
     Kato Works Co., Ltd....................................   6,800    195,101
     KAWADA TECHNOLOGIES, Inc...............................   3,400    195,635
 #   Kawagishi Bridge Works Co., Ltd........................   1,600     48,087
     Kawai Musical Instruments Manufacturing Co., Ltd.......   5,000    173,387
     Kawasaki Heavy Industries, Ltd.........................  24,300    575,872
 #*  Kawasaki Kisen Kaisha, Ltd.............................  68,599    914,116
     Kawasumi Laboratories, Inc.............................  13,100     78,517
     KDDI Corp..............................................  16,500    399,297
     Keihan Holdings Co., Ltd...............................  17,800    675,442
     Keihanshin Building Co., Ltd...........................  29,800    219,412
 #   Keihin Co., Ltd........................................   3,500     45,913
     Keihin Corp............................................  35,700    702,931
     Keisei Electric Railway Co., Ltd.......................   4,500    138,681
     Keiyo Bank, Ltd. (The).................................  87,500    638,064
     Keiyo Co., Ltd.........................................  30,400    150,452
     KEL Corp...............................................   4,100     35,264
     Kenedix, Inc...........................................  44,100    229,545
     Kenko Mayonnaise Co., Ltd..............................   7,800    166,798
     Kewpie Corp............................................  12,000    275,839
 #   Key Coffee, Inc........................................   9,300    165,208
     KFC Holdings Japan, Ltd................................  10,000    175,847
 *   KI Holdings Co., Ltd...................................  12,000     37,962
     Kimoto Co., Ltd........................................  28,900     57,233
     Kimura Chemical Plants Co., Ltd........................  10,600     36,971
     Kimura Unity Co., Ltd..................................   2,800     28,452
     Kinden Corp............................................  54,100    867,430
     King Co., Ltd..........................................   4,400     17,788
 *   Kinki Sharyo Co., Ltd. (The)...........................   4,300     86,526
 *   Kintetsu Department Store Co., Ltd.....................   3,700    116,322
     Kintetsu World Express, Inc............................  26,200    407,630
     Kirin Holdings Co., Ltd................................   2,480     59,179
     Kirindo Holdings Co., Ltd..............................   5,300     74,080
     Kissei Pharmaceutical Co., Ltd.........................  23,100    663,751
 #   Ki-Star Real Estate Co., Ltd...........................   6,500    114,584
     Kitagawa Corp..........................................   6,300    147,896
     Kita-Nippon Bank, Ltd. (The)...........................   6,500    144,805
     Kitano Construction Corp...............................   3,200    107,530
     Kito Corp..............................................  17,900    270,644
     Kitz Corp..............................................  60,500    482,078
     Kiyo Bank, Ltd. (The)..................................  49,700    736,536
 #   KLab, Inc..............................................  18,500    162,881
 *   KNT-CT Holdings Co., Ltd...............................   7,600     83,515
     Koa Corp...............................................  13,400    185,440
     Koatsu Gas Kogyo Co., Ltd..............................  22,500    163,679
     Kobayashi Pharmaceutical Co., Ltd......................   2,800    182,622
 #   Kobe Bussan Co., Ltd...................................  10,000    253,921
 *   Kobe Electric Railway Co., Ltd.........................   1,000     35,382
     Kobe Steel, Ltd........................................ 198,000  1,591,981
 #   Kobelco Eco-Solutions Co., Ltd.........................   2,800     45,265
     Kohnan Shoji Co., Ltd..................................  16,400    410,310
     Kohsoku Corp...........................................   6,900     63,596
     Koito Manufacturing Co., Ltd...........................  10,500    499,864
 *   Kojima Co., Ltd........................................  81,700    359,911
 #   Kokusai Co., Ltd.......................................   2,800     19,968
     Kokuyo Co., Ltd........................................  36,200    571,477
     KOMAIHALTEC, Inc.......................................   2,699     51,932
     Komatsu Matere Co., Ltd................................  23,100    190,899
     Komatsu Wall Industry Co., Ltd.........................   5,500    101,058

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Komatsu, Ltd...........................................  31,400 $  817,733
     Komehyo Co., Ltd.......................................   5,700     78,094
     Komeri Co., Ltd........................................  25,600    663,415
 #   Komori Corp............................................  41,900    453,436
     Konaka Co., Ltd........................................  63,400    280,673
     Konami Holdings Corp...................................  14,800    564,623
     Kondotec, Inc..........................................  12,100    109,769
     Konica Minolta, Inc.................................... 226,700  2,243,965
     Konishi Co., Ltd.......................................  19,800    277,440
     Konoike Transport Co., Ltd.............................  20,500    310,008
 #   Konoshima Chemical Co., Ltd............................   3,400     21,568
     Kosaido Co., Ltd.......................................  18,800     76,378
     Kose Corp..............................................   3,900    582,843
 #   Kosei Securities Co., Ltd. (The).......................   4,300     40,884
     Koshidaka Holdings Co., Ltd............................  22,000    256,399
 #   Kotobuki Spirits Co., Ltd..............................   9,400    360,074
 *   Kourakuen Holdings Corp................................   3,800     62,303
     Krosaki Harima Corp....................................   4,600    304,210
     KRS Corp...............................................   4,600    103,566
     K's Holdings Corp......................................  52,320    660,955
     KU Holdings Co., Ltd...................................   9,100     74,755
     Kubota Corp............................................  28,800    454,659
     Kumagai Gumi Co., Ltd..................................  23,500    613,781
 #   Kumiai Chemical Industry Co., Ltd......................  59,700    371,620
     Kunimine Industries Co., Ltd...........................   4,500     38,667
     Kura Corp..............................................   4,800    278,165
     Kurabo Industries, Ltd.................................  13,900    335,535
     Kuraray Co., Ltd.......................................  95,600  1,313,115
     Kureha Corp............................................  12,200    784,030
     Kurimoto, Ltd..........................................   7,800    116,658
     Kurita Water Industries, Ltd...........................  16,400    403,934
     Kuriyama Holdings Corp.................................   4,000     62,150
     Kusuri no Aoki Holdings Co., Ltd.......................   5,900    424,051
 #   KYB Corp...............................................  15,100    362,198
 #   Kyocera Corp...........................................  22,585  1,222,365
     Kyodo Printing Co., Ltd................................   6,600    165,713
 #   Kyoei Steel, Ltd.......................................  15,300    277,156
     Kyokuto Boeki Kaisha, Ltd..............................   6,400    113,119
     Kyokuto Kaihatsu Kogyo Co., Ltd........................  23,800    339,767
     Kyokuto Securities Co., Ltd............................  16,200    195,567
     Kyokuyo Co., Ltd.......................................   7,300    200,455
     KYORIN Holdings, Inc...................................  32,500    709,784
     Kyoritsu Maintenance Co., Ltd..........................  13,640    605,981
     Kyoritsu Printing Co., Ltd.............................  23,500     53,719
     Kyosan Electric Manufacturing Co., Ltd.................  36,200    168,824
     Kyowa Electronic Instruments Co., Ltd..................  14,300     51,300
     Kyowa Exeo Corp........................................  35,654    961,076
     Kyowa Leather Cloth Co., Ltd...........................  10,200     76,806
     Kyudenko Corp..........................................  23,000    836,822
     Kyushu Financial Group, Inc............................ 205,180    905,464
     LAC Co., Ltd...........................................   7,000    109,805
     Lacto Japan Co., Ltd...................................   1,900    111,867
 *   Laox Co., Ltd..........................................  24,100     76,912
     Lasertec Corp..........................................  23,600    679,462
     Lawson, Inc............................................   2,100    133,303
     LEC, Inc...............................................  18,000    360,391
     Leopalace21 Corp....................................... 200,500    835,177
     Life Corp..............................................   9,000    222,692
 *   LIFULL Co., Ltd........................................  20,000    135,395

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Linical Co., Ltd.......................................   4,700 $   65,346
 #   Link And Motivation, Inc...............................  20,000    196,589
     Lintec Corp............................................  27,500    650,840
     Lion Corp..............................................  33,000    620,428
     LIXIL Group Corp.......................................  88,000  1,383,423
     Lonseal Corp...........................................   1,600     26,736
 #   Look Holdings, Inc.....................................   4,400     44,783
 #*  M&A Capital Partners Co., Ltd..........................   2,900    142,605
     Mabuchi Motor Co., Ltd.................................   1,400     49,800
     Macnica Fuji Electronics Holdings, Inc.................  38,850    561,646
     Maeda Corp.............................................  77,000    870,074
     Maeda Kosen Co., Ltd...................................  16,000    309,793
     Maeda Road Construction Co., Ltd.......................  49,700    905,232
     Maezawa Kasei Industries Co., Ltd......................  11,300    112,445
     Maezawa Kyuso Industries Co., Ltd......................   9,100    146,787
     Makino Milling Machine Co., Ltd........................  15,800    601,317
     Makita Corp., Sponsored ADR............................   3,976    137,512
     Makita Corp............................................   3,100    107,174
     Mamezou Holdings Co., Ltd..............................  11,200     90,798
 #   Mamiya-Op Co., Ltd.....................................   2,699     23,721
     Mandom Corp............................................   7,200    199,805
     Mani, Inc..............................................   5,600    257,341
     Mars Group Holdings Corp...............................   8,700    179,336
     Marubeni Corp.......................................... 126,900  1,028,993
     Marubun Corp...........................................  18,100    124,569
     Marudai Food Co., Ltd..................................  16,600    270,322
     Marufuji Sheet Piling Co., Ltd.........................   1,100     24,345
     Maruha Nichiro Corp....................................  34,200  1,238,108
     Marui Group Co., Ltd...................................  35,700    768,685
     Maruichi Steel Tube, Ltd...............................   9,900    285,260
     Maruka Machinery Co., Ltd..............................   5,300    111,437
 #   Marusan Securities Co., Ltd............................  26,900    207,145
     Maruwa Co., Ltd........................................   4,800    271,272
     Maruwa Unyu Kikan Co., Ltd.............................   4,700    150,331
     Maruyama Manufacturing Co., Inc........................   2,800     40,558
 *   Maruzen CHI Holdings Co., Ltd..........................  10,600     32,747
     Maruzen Co., Ltd.......................................   6,000    121,386
     Maruzen Showa Unyu Co., Ltd............................   8,200    216,847
     Marvelous, Inc.........................................  15,400    123,384
     Matsuda Sangyo Co., Ltd................................  11,900    147,743
     Matsui Construction Co., Ltd...........................  17,600    128,705
 #   Matsui Securities Co., Ltd.............................  27,700    282,315
     Matsumotokiyoshi Holdings Co., Ltd.....................  13,300    480,846
     Matsuya Co., Ltd.......................................   6,100     57,583
     Matsuyafoods Holdings co., Ltd.........................   6,600    213,017
     Max Co., Ltd...........................................  20,800    280,028
     Maxell Holdings, Ltd...................................  37,200    474,027
     Maxvalu Nishinihon Co., Ltd............................   2,600     43,082
     Maxvalu Tokai Co., Ltd.................................   5,000    110,330
     Mazda Motor Corp....................................... 193,100  2,056,724
     MCJ Co., Ltd...........................................  51,200    407,661
     Mebuki Financial Group, Inc............................ 270,022    822,315
 #   MEC Co., Ltd...........................................  11,800    154,270
 #   Media Do Holdings Co., Ltd.............................   2,300     49,301
     Medical System Network Co., Ltd........................  20,600     97,733
     Medipal Holdings Corp..................................   2,700     57,796
     Megachips Corp.........................................  12,900    247,645
     Megmilk Snow Brand Co., Ltd............................  36,200    846,808
     Meidensha Corp.........................................  32,200    456,174

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     MEIJI Holdings Co., Ltd................................   1,000 $   66,350
     Meiji Shipping Co., Ltd................................   6,100     20,595
     Meiko Electronics Co., Ltd.............................  18,100    452,636
     Meiko Network Japan Co., Ltd...........................  15,800    138,766
     Meisei Industrial Co., Ltd.............................  27,100    204,819
     Meitec Corp............................................  12,900    540,415
 #   Meito Sangyo Co., Ltd..................................   8,800    118,156
     Meiwa Corp.............................................  18,400     70,741
     Meiwa Estate Co., Ltd..................................  10,900     60,486
     Melco Holdings, Inc....................................     500     16,693
     Menicon Co., Ltd.......................................  15,300    338,194
     Mercuria Investment Co., Ltd...........................   4,800     35,702
     METAWATER Co., Ltd.....................................   3,000     76,927
     Michinoku Bank, Ltd. (The).............................  13,291    210,515
     Micronics Japan Co., Ltd...............................  16,500    105,488
     Mie Kotsu Group Holdings, Inc..........................  47,700    221,452
     Mikuni Corp............................................  22,800    125,034
     Milbon Co., Ltd........................................   8,904    319,639
     Mimaki Engineering Co., Ltd............................  14,100    144,801
     Mimasu Semiconductor Industry Co., Ltd.................  14,900    195,586
     Minebea Mitsumi, Inc................................... 102,939  1,574,763
     Ministop Co., Ltd......................................  10,500    193,873
     Miraca Holdings, Inc...................................  32,100    781,443
 #   Miraial Co., Ltd.......................................   7,000     63,684
 #   Mirait Holdings Corp...................................  42,810    691,244
     Miroku Jyoho Service Co., Ltd..........................   8,100    152,721
     Misawa Homes Co., Ltd..................................  16,900    126,990
     MISUMI Group, Inc......................................  15,900    318,649
     Mitani Corp............................................   8,400    400,708
 #   Mitani Sangyo Co., Ltd.................................  14,200     40,505
     Mitani Sekisan Co., Ltd................................   5,400    122,506
     Mito Securities Co., Ltd...............................  47,400    137,148
     Mitsuba Corp...........................................  54,401    428,353
     Mitsubishi Chemical Holdings Corp...................... 440,880  3,436,833
     Mitsubishi Corp........................................  98,300  2,766,682
     Mitsubishi Electric Corp...............................  79,000  1,000,095
     Mitsubishi Estate Co., Ltd.............................  25,000    399,545
     Mitsubishi Gas Chemical Co., Inc.......................  57,894    971,828
     Mitsubishi Heavy Industries, Ltd.......................  26,600    937,696
     Mitsubishi Kakoki Kaisha, Ltd..........................   5,600     83,146
     Mitsubishi Logisnext Co., Ltd..........................  29,000    344,809
     Mitsubishi Logistics Corp..............................  42,899    983,479
     Mitsubishi Materials Corp..............................  49,880  1,380,922
     Mitsubishi Motors Corp.................................  20,300    127,510
     Mitsubishi Paper Mills, Ltd............................  27,200    140,349
     Mitsubishi Pencil Co., Ltd.............................   8,350    145,544
     Mitsubishi Research Institute, Inc.....................   5,800    181,071
     Mitsubishi Shokuhin Co., Ltd...........................  12,800    329,879
     Mitsubishi Steel Manufacturing Co., Ltd................  11,600    203,644
     Mitsubishi Tanabe Pharma Corp..........................   7,900    116,690
     Mitsubishi UFJ Financial Group, Inc., Sponsored ADR....  16,850    101,437
     Mitsubishi UFJ Financial Group, Inc.................... 852,000  5,156,720
     Mitsubishi UFJ Lease & Finance Co., Ltd................ 193,200    992,895
     Mitsuboshi Belting, Ltd................................  15,500    380,783
     Mitsui & Co., Ltd., Sponsored ADR......................     471    157,316
     Mitsui & Co., Ltd...................................... 105,800  1,767,770
     Mitsui Chemicals, Inc..................................  67,600  1,515,873
 *   Mitsui E&S Holdings Co., Ltd...........................  61,300  1,029,358
     Mitsui Fudosan Co., Ltd................................  14,200    319,816

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
#   Mitsui High-Tec, Inc...................................    18,300 $  196,596
    Mitsui Matsushima Holdings Co., Ltd....................     9,400    147,374
    Mitsui Mining & Smelting Co., Ltd......................    48,100  1,362,801
    Mitsui OSK Lines, Ltd..................................    58,200  1,414,526
    Mitsui Sugar Co., Ltd..................................     9,000    242,098
*   Mitsui-Soko Holdings Co., Ltd..........................    18,800    290,263
    Mitsuuroko Group Holdings Co., Ltd.....................    20,300    132,378
    Mixi, Inc..............................................     5,700    124,545
    Miyaji Engineering Group, Inc..........................     4,500    108,469
    Miyazaki Bank, Ltd. (The)..............................    11,800    307,410
    Miyoshi Oil & Fat Co., Ltd.............................     7,500     82,447
    Mizuho Financial Group, Inc............................ 1,715,460  2,946,067
    Mizuno Corp............................................    14,500    339,272
    Mochida Pharmaceutical Co., Ltd........................     5,700    450,637
    Modec, Inc.............................................    10,500    314,762
#   Molitec Steel Co., Ltd.................................    17,500     78,151
#   Monex Group, Inc.......................................   138,200    542,001
#   Money Partners Group Co., Ltd..........................    13,100     42,099
    Monogatari Corp. (The).................................     2,700    241,063
    MonotaRO Co., Ltd......................................    26,000    573,211
    MORESCO Corp...........................................     7,100     97,908
    Morinaga & Co., Ltd....................................    11,600    465,425
    Morinaga Milk Industry Co., Ltd........................    28,800    767,681
    Morita Holdings Corp...................................    19,700    375,100
    Morito Co., Ltd........................................    13,600    102,861
    Morozoff, Ltd..........................................     1,900     92,945
    Mory Industries, Inc...................................     4,800    118,219
    MrMax Holdings, Ltd....................................    20,900     96,829
    MS&AD Insurance Group Holdings, Inc....................    34,982  1,050,762
    MTI, Ltd...............................................    18,500     89,077
#   Mugen Estate Co., Ltd..................................    12,100     69,212
    Murakami Corp..........................................     3,000     72,458
    Musashi Seimitsu Industry Co., Ltd.....................    35,900    523,922
    Musashino Bank, Ltd. (The).............................    23,300    628,779
    Mutoh Holdings Co., Ltd................................     1,900     38,251
*   Mynet, Inc.............................................     2,600     25,515
    N Field Co., Ltd.......................................     5,200     79,426
    Nabtesco Corp..........................................     9,300    204,143
    NAC Co., Ltd...........................................     7,600     73,675
    Nachi-Fujikoshi Corp...................................    11,700    476,516
#   Nadex Co., Ltd.........................................     4,800     45,289
    Nafco Co., Ltd.........................................       500      8,014
#   Nagano Bank, Ltd. (The)................................     7,500    113,948
    Nagano Keiki Co., Ltd..................................     9,700     80,684
    Nagase & Co., Ltd......................................    64,100  1,006,823
    Nagatanien Holdings Co., Ltd...........................     8,400    205,293
    Nagawa Co., Ltd........................................       700     33,733
    Nagoya Railroad Co., Ltd...............................     5,600    135,247
    Nakabayashi Co., Ltd...................................    16,400     91,554
    Nakamuraya Co., Ltd....................................     2,208     87,873
    Nakanishi, Inc.........................................     9,000    210,563
    Nakano Corp............................................    13,000     74,768
    Nakayama Steel Works, Ltd..............................    21,800    114,605
#   Nakayamafuku Co., Ltd..................................     7,600     41,552
    Nakayo, Inc............................................     1,800     24,690
    Namura Shipbuilding Co., Ltd...........................    41,700    185,312
    Nankai Electric Railway Co., Ltd.......................     7,400    181,226
    Nanto Bank, Ltd. (The).................................    27,800    635,740
    Narasaki Sangyo Co., Ltd...............................     2,400     41,044

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Natori Co., Ltd........................................   4,100 $   64,888
     ND Software Co., Ltd...................................     500      5,589
     NEC Capital Solutions, Ltd.............................   7,900    124,141
     NEC Corp...............................................  71,200  2,043,812
     NEC Networks & System Integration Corp.................  11,800    257,193
     NET One Systems Co., Ltd...............................  25,700    538,062
     Neturen Co., Ltd.......................................  29,100    256,282
 *   New Japan Chemical Co., Ltd............................  25,700     46,700
 *   Nexon Co., Ltd.........................................  17,000    193,923
     Nexyz Group Corp.......................................   4,000     68,985
     NGK Insulators, Ltd....................................  18,800    264,592
     NGK Spark Plug Co., Ltd................................  19,700    398,634
     NH Foods, Ltd..........................................  21,500    741,445
     NHK Spring Co., Ltd.................................... 121,800  1,042,934
 #   Nicca Chemical Co., Ltd................................   4,600     49,062
     Nice Holdings, Inc.....................................   5,300     54,706
     Nichia Steel Works, Ltd................................  50,500    143,357
     Nichias Corp...........................................  37,600    819,311
     Nichiban Co., Ltd......................................   6,000    116,558
     Nichicon Corp..........................................  36,200    301,159
     Nichiden Corp..........................................  11,000    178,419
     Nichiha Corp...........................................  19,500    430,640
     NichiiGakkan Co., Ltd..................................  33,900    315,758
     Nichi-iko Pharmaceutical Co., Ltd......................  38,200    520,368
 #   Nichimo Co., Ltd.......................................   1,300     17,893
     Nichirei Corp..........................................  56,000  1,345,010
     Nichireki Co., Ltd.....................................  18,900    173,127
     Nichirin Co., Ltd......................................   7,920    167,296
     Nifco, Inc.............................................  21,400    487,695
     Nihon Chouzai Co., Ltd.................................   5,940    184,097
 #*  Nihon Dempa Kogyo Co., Ltd.............................  42,500    185,453
     Nihon Dengi Co., Ltd...................................   2,200     57,941
     Nihon Denkei Co., Ltd..................................   4,100     59,761
     Nihon Eslead Corp......................................   9,300    125,949
     Nihon Flush Co., Ltd...................................   4,200     80,480
 #   Nihon House Holdings Co., Ltd..........................  31,500    143,721
 #   Nihon Kagaku Sangyo Co., Ltd...........................   9,700    110,029
     Nihon Kohden Corp......................................   8,300    248,487
     Nihon M&A Center, Inc..................................  38,800    929,737
     Nihon Nohyaku Co., Ltd.................................  38,100    211,137
     Nihon Parkerizing Co., Ltd.............................  42,900    518,091
     Nihon Plast Co., Ltd...................................  14,500    117,281
     Nihon Tokushu Toryo Co., Ltd...........................   9,500    182,173
     Nihon Unisys, Ltd......................................  39,500    865,613
     Nihon Yamamura Glass Co., Ltd..........................   7,900    117,516
     Nikkato Corp...........................................   5,800     58,902
     Nikkiso Co., Ltd.......................................  38,900    451,669
     Nikko Co., Ltd.........................................   3,800     83,340
     Nikkon Holdings Co., Ltd...............................  44,600  1,077,737
 #   Nikon Corp.............................................   6,700    116,799
 #   Nippi, Inc.............................................   1,599     43,377
     Nippo Corp.............................................  30,000    491,856
     Nippon Air Conditioning Services Co., Ltd..............  16,100    110,237
     Nippon Beet Sugar Manufacturing Co., Ltd...............   9,100    158,580
     Nippon Carbide Industries Co., Inc.....................   6,100    100,674
     Nippon Carbon Co., Ltd.................................   3,800    214,888
     Nippon Ceramic Co., Ltd................................   3,500     85,798
     Nippon Chemical Industrial Co., Ltd....................   5,900    160,586
     Nippon Chemi-Con Corp..................................  12,500    283,045

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nippon Chemiphar Co., Ltd..............................   1,600 $   58,903
     Nippon Coke & Engineering Co., Ltd..................... 119,300    109,898
     Nippon Commercial Development Co., Ltd.................   9,500    144,016
     Nippon Concrete Industries Co., Ltd....................  32,000     86,229
 #   Nippon Denko Co., Ltd..................................  80,065    190,166
     Nippon Densetsu Kogyo Co., Ltd.........................  19,700    398,338
     Nippon Electric Glass Co., Ltd.........................  40,600  1,022,936
     Nippon Express Co., Ltd................................   9,800    618,463
 #   Nippon Filcon Co., Ltd.................................   6,700     34,434
     Nippon Fine Chemical Co., Ltd..........................  11,800    113,884
     Nippon Flour Mills Co., Ltd............................  44,500    737,027
     Nippon Gas Co., Ltd....................................  17,400    526,333
 #   Nippon Hume Corp.......................................  19,200    154,209
     Nippon Kanzai Co., Ltd.................................   4,800     87,614
     Nippon Kayaku Co., Ltd.................................  81,700    972,326
     Nippon Kinzoku Co., Ltd................................   4,900     62,874
 #   Nippon Kodoshi Corp....................................   5,300    119,800
     Nippon Koei Co., Ltd...................................  10,700    240,854
 #   Nippon Koshuha Steel Co., Ltd..........................   6,600     39,966
     Nippon Light Metal Holdings Co., Ltd................... 473,300    997,998
 #   Nippon Paint Holdings Co., Ltd.........................   5,000    156,184
 #   Nippon Paper Industries Co., Ltd.......................  75,624  1,370,143
     Nippon Parking Development Co., Ltd.................... 100,000    140,182
     Nippon Pillar Packing Co., Ltd.........................  16,400    219,657
     Nippon Piston Ring Co., Ltd............................   5,800    109,048
     Nippon Road Co., Ltd. (The)............................   5,100    281,887
     Nippon Seiki Co., Ltd..................................  37,800    665,200
     Nippon Seisen Co., Ltd.................................   2,400     73,864
 #*  Nippon Sharyo, Ltd.....................................   6,500    170,918
 #   Nippon Sheet Glass Co., Ltd............................  73,400    620,990
     Nippon Shokubai Co., Ltd...............................   6,800    438,719
     Nippon Signal Co., Ltd.................................  40,000    366,245
     Nippon Soda Co., Ltd...................................  18,600    483,363
     Nippon Steel & Sumikin Bussan Corp.....................  12,400    540,109
     Nippon Steel & Sumitomo Metal Corp.....................  80,906  1,492,406
     Nippon Suisan Kaisha, Ltd.............................. 228,500  1,459,584
     Nippon Systemware Co., Ltd.............................   6,100    126,563
     Nippon Thompson Co., Ltd...............................  48,800    282,205
     Nippon View Hotel Co., Ltd.............................   3,100     35,396
 #   Nippon Yakin Kogyo Co., Ltd............................  72,400    192,442
     Nippon Yusen K.K.......................................  71,322  1,150,127
     Nipro Corp.............................................  90,300  1,149,900
     Nishikawa Rubber Co., Ltd..............................   1,400     24,600
     Nishimatsu Construction Co., Ltd.......................  45,000  1,048,968
     Nishimatsuya Chain Co., Ltd............................  27,400    243,891
     Nishi-Nippon Financial Holdings, Inc................... 104,800    995,920
     Nishi-Nippon Railroad Co., Ltd.........................  13,600    336,481
     Nishio Rent All Co., Ltd...............................  16,700    538,103
     Nissan Chemical Corp...................................  10,400    490,373
     Nissan Motor Co., Ltd.................................. 331,300  3,014,087
     Nissan Shatai Co., Ltd.................................  53,300    429,324
     Nissan Tokyo Sales Holdings Co., Ltd...................  18,900     58,070
     Nissei ASB Machine Co., Ltd............................   6,900    231,222
     Nissei Plastic Industrial Co., Ltd.....................  13,300    123,710
 #   Nissha Co., Ltd........................................  14,900    242,479
     Nisshin Fudosan Co.....................................  29,400    137,066
     Nisshin Oillio Group, Ltd. (The).......................  22,400    672,180
     Nisshin Steel Co., Ltd.................................  39,640    517,405
     Nisshinbo Holdings, Inc................................ 114,438  1,259,806

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nissin Corp............................................  11,500 $  221,016
     Nissin Electric Co., Ltd...............................  33,200    271,234
     Nissin Kogyo Co., Ltd..................................  32,600    474,303
     Nissin Sugar Co., Ltd..................................  11,400    225,738
     Nissui Pharmaceutical Co., Ltd.........................  10,000    110,667
     Nitta Corp.............................................   9,700    352,056
     Nitta Gelatin, Inc.....................................   7,100     47,985
     Nittan Valve Co., Ltd..................................  20,800     63,001
     Nittetsu Mining Co., Ltd...............................   8,800    374,028
     Nitto Boseki Co., Ltd..................................  20,200    399,119
     Nitto Denko Corp.......................................   7,600    474,811
     Nitto FC Co., Ltd......................................  17,195    119,513
     Nitto Kogyo Corp.......................................  20,800    362,259
     Nitto Kohki Co., Ltd...................................   7,800    162,471
     Nitto Seiko Co., Ltd...................................  19,500    107,737
 #   Nittoc Construction Co., Ltd...........................  27,600    180,310
     Nittoku Engineering Co., Ltd...........................   7,700    204,149
     NJS Co., Ltd...........................................   5,300     82,491
     Noda Corp..............................................  10,400     95,390
     Noevir Holdings Co., Ltd...............................   6,400    272,246
     NOF Corp...............................................  36,600  1,036,458
     Nohmi Bosai, Ltd.......................................  12,400    261,060
     Nojima Corp............................................  18,600    439,309
     NOK Corp...............................................  44,200    635,987
     Nomura Co., Ltd........................................  16,100    365,645
     Nomura Holdings, Inc................................... 241,700  1,160,633
 #   Nomura Holdings, Inc., Sponsored ADR...................  13,920     65,424
     Nomura Real Estate Holdings, Inc.......................  47,600    894,164
     Noritake Co., Ltd......................................   8,000    399,430
     Noritsu Koki Co., Ltd..................................  14,400    323,595
     Noritz Corp............................................  24,600    357,213
     North Pacific Bank, Ltd................................ 236,600    709,496
     Nozawa Corp............................................   8,300     86,231
     NS Solutions Corp......................................   9,800    292,454
     NS United Kaiun Kaisha, Ltd............................   7,400    180,478
     NSD Co., Ltd...........................................  12,940    273,963
     NSK, Ltd...............................................  43,100    425,825
     NTN Corp............................................... 341,400  1,248,718
     NTT Data Corp..........................................  21,000    269,608
     NTT DOCOMO, Inc........................................  49,672  1,231,808
 #   NTT Urban Development Corp.............................   8,000    118,894
     NuFlare Technology, Inc................................   3,100    155,775
 #   OAK Capital Corp.......................................  40,800     63,526
     Obara Group, Inc.......................................   6,600    259,486
     Obayashi Corp..........................................  45,300    399,918
     Obic Co., Ltd..........................................   2,700    245,808
     Odelic Co., Ltd........................................   3,200    117,946
     Oenon Holdings, Inc....................................  45,000    156,025
     Ogaki Kyoritsu Bank, Ltd. (The)........................  28,800    639,118
     Ohashi Technica, Inc...................................   8,300    103,790
     Ohmoto Gumi Co., Ltd...................................     700     30,140
     Ohsho Food Service Corp................................   4,700    324,045
 #   OIE Sangyo Co., Ltd....................................   1,187     14,937
     Oiles Corp.............................................  11,116    204,117
 #*  Oisix ra daichi, Inc...................................   3,200     55,297
     Oita Bank, Ltd. (The)..................................  17,800    588,723
     Oji Holdings Corp...................................... 298,000  2,116,134
     Okabe Co., Ltd.........................................  29,900    265,811
     Okamoto Industries, Inc................................   5,600    252,373

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Okamoto Machine Tool Works, Ltd........................   3,700 $  101,911
     Okamura Corp...........................................  33,300    453,918
     Okasan Securities Group, Inc........................... 126,000    603,260
     Oki Electric Industry Co., Ltd.........................  40,400    552,972
     Okinawa Cellular Telephone Co..........................   6,400    235,758
     Okinawa Electric Power Co., Inc. (The).................  10,621    197,880
     OKK Corp...............................................   6,300     59,013
     OKUMA Corp.............................................  14,000    699,028
     Okumura Corp...........................................  23,700    747,977
     Okura Industrial Co., Ltd..............................   6,200    113,576
     Okuwa Co., Ltd.........................................  20,000    200,361
 #   Olympic Group Corp.....................................   7,700     54,296
     Omron Corp.............................................   9,700    392,700
     ONO Sokki Co., Ltd.....................................   8,300     54,936
     Onoken Co., Ltd........................................  13,800    201,298
     Onward Holdings Co., Ltd...............................  93,600    564,280
     Ootoya Holdings Co., Ltd...............................   2,200     43,978
     Open House Co., Ltd....................................   9,800    387,352
     Optex Group Co., Ltd...................................  11,800    215,002
     Oracle Corp............................................   1,000     67,689
     Organo Corp............................................   6,800    188,949
 #   Orient Corp............................................ 181,000    283,131
     Origin Electric Co., Ltd...............................   4,200     60,000
     ORIX Corp.............................................. 165,500  2,696,160
     Osaka Organic Chemical Industry, Ltd...................  12,000    146,599
 #   Osaka Soda Co., Ltd....................................   9,200    216,344
     Osaka Steel Co., Ltd...................................  10,800    191,262
     OSAKA Titanium Technologies Co., Ltd...................  14,900    233,914
     Osaki Electric Co., Ltd................................  32,000    204,521
     OSG Corp...............................................  33,900    699,495
     OSJB Holdings Corp.....................................  83,000    209,668
     Otsuka Corp............................................   6,200    205,647
     Otsuka Holdings Co., Ltd...............................   5,800    277,402
 #   Otsuka Kagu, Ltd.......................................  11,900     27,785
     OUG Holdings, Inc......................................   1,500     35,108
 #   Outsourcing, Inc.......................................  37,300    472,766
     Oyo Corp...............................................  19,500    222,492
     Pacific Industrial Co., Ltd............................  34,400    502,591
 #   Pacific Metals Co., Ltd................................  11,099    311,423
     Pack Corp. (The).......................................   8,300    237,553
     PAL GROUP Holdings Co., Ltd............................   9,300    272,480
     PALTAC Corp............................................  14,350    731,126
 #   Paltek Corp............................................   7,400     42,157
     Panasonic Corp.........................................  88,423    948,907
 #   Panasonic Corp., Sponsored ADR.........................  26,580    279,754
     Paraca, Inc............................................   3,600     65,617
     Paramount Bed Holdings Co., Ltd........................   7,900    332,392
     Parco Co., Ltd.........................................  16,706    177,333
     Paris Miki Holdings, Inc...............................  24,000    103,075
 #   Park24 Co., Ltd........................................   6,800    178,895
     Parker Corp............................................   6,000     30,399
 *   Pasco Corp.............................................   2,600     26,897
 #   Pasona Group, Inc......................................  11,100    135,042
     PC Depot Corp..........................................  21,700    108,953
     Pegasus Sewing Machine Manufacturing Co., Ltd..........  14,400    101,188
     Penta-Ocean Construction Co., Ltd...................... 154,600    924,919
     PIA Corp...............................................   2,600    124,287
     Pigeon Corp............................................   8,400    355,255
     Pilot Corp.............................................  12,400    684,953

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Piolax, Inc............................................  15,600 $  339,908
 #*  Pioneer Corp........................................... 276,400    247,492
     Plant Co., Ltd.........................................   1,500     16,066
     Plenus Co., Ltd........................................  13,700    219,256
     Pola Orbis Holdings, Inc...............................   4,800    128,227
     Poletowin Pitcrew Holdings, Inc........................   7,600    170,119
     Press Kogyo Co., Ltd...................................  66,900    305,862
     Pressance Corp.........................................  32,400    368,482
     Prestige International, Inc............................  22,800    259,566
     Prima Meat Packers, Ltd................................  20,900    394,731
     Pronexus, Inc..........................................   7,400     71,916
 #   Prospect Co., Ltd...................................... 441,000    148,847
     Proto Corp.............................................   8,600    114,016
 #   PS Mitsubishi Construction Co., Ltd....................  23,600    131,208
     Punch Industry Co., Ltd................................  15,000     85,576
     Qol Holdings Co., Ltd..................................  16,300    343,061
     Quick Co., Ltd.........................................   5,300     85,363
     Raito Kogyo Co., Ltd...................................  34,800    470,066
     Rakuten, Inc...........................................  10,600     71,698
     Rasa Corp..............................................   5,700     47,253
 #   Rasa Industries, Ltd...................................   6,400    105,339
     Raysum Co., Ltd........................................  15,000    184,664
     Relia, Inc.............................................  12,400    136,942
     Relo Group, Inc........................................  29,000    683,425
     Renaissance, Inc.......................................   6,300    126,921
     Renesas Easton Co., Ltd................................  15,700     67,047
     Rengo Co., Ltd......................................... 143,100  1,247,393
 *   Renown, Inc............................................  44,300     45,271
     Resona Holdings, Inc................................... 168,100    884,212
     Resorttrust, Inc.......................................  35,600    548,256
 #   Retail Partners Co., Ltd...............................   6,000     68,625
     Rheon Automatic Machinery Co., Ltd.....................  12,800    218,837
     Rhythm Watch Co., Ltd..................................   5,400     95,627
     Riberesute Corp........................................  10,100     83,397
     Ricoh Co., Ltd......................................... 145,800  1,455,416
     Ricoh Leasing Co., Ltd.................................  12,300    403,770
     Ride On Express Holdings Co., Ltd......................   4,500     55,289
     Right On Co., Ltd......................................  11,600     96,511
     Riken Corp.............................................   6,700    320,656
     Riken Keiki Co., Ltd...................................   9,500    187,506
     Riken Technos Corp.....................................  27,700    124,798
     Riken Vitamin Co., Ltd.................................   5,300    163,414
 #   Ringer Hut Co., Ltd....................................   9,500    190,312
     Rinnai Corp............................................   1,400    101,702
     Rion Co., Ltd..........................................   7,200    143,844
     Riso Kagaku Corp.......................................  12,900    272,073
     Riso Kyoiku Co., Ltd...................................  16,600    175,588
 #   Rock Field Co., Ltd....................................   9,100    131,750
     Rohm Co., Ltd..........................................   1,300     91,396
     Rohto Pharmaceutical Co., Ltd..........................  17,400    551,102
     Rokko Butter Co., Ltd..................................  12,100    261,206
     Roland DG Corp.........................................  10,200    217,217
 #   Rorze Corp.............................................   9,300    159,315
     Round One Corp.........................................  53,500    634,554
     Royal Holdings Co., Ltd................................  11,900    294,438
 #*  RVH, Inc...............................................  45,300    107,114
     Ryobi, Ltd.............................................  19,200    557,305
     Ryoden Corp............................................  12,500    173,717
     Ryohin Keikaku Co., Ltd................................   1,500    396,495

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Ryosan Co., Ltd........................................  13,500 $  388,431
     Ryoyo Electro Corp.....................................  16,900    242,354
     S Foods, Inc...........................................   7,200    290,067
 #   S&B Foods, Inc.........................................   1,300     95,724
     Sac's Bar Holdings, Inc................................  18,250    161,745
     Saibu Gas Co., Ltd.....................................   7,200    160,342
     Saizeriya Co., Ltd.....................................  21,000    398,541
     Sakai Chemical Industry Co., Ltd.......................  12,200    281,099
     Sakai Heavy Industries, Ltd............................   3,400    100,419
     Sakai Moving Service Co., Ltd..........................   5,000    257,998
     Sakai Ovex Co., Ltd....................................   4,500     89,437
     Sakata INX Corp........................................  30,700    303,962
 #   Sala Corp..............................................  44,000    251,766
 #   SAMTY Co., Ltd.........................................  16,000    209,467
     San Holdings, Inc......................................   4,200     98,057
     San ju San Financial Group, Inc........................  15,760    278,960
     San-A Co., Ltd.........................................   9,900    417,662
     San-Ai Oil Co., Ltd....................................  44,300    476,345
 *   Sanden Holdings Corp...................................  15,600    170,458
 #   Sanei Architecture Planning Co., Ltd...................   7,000    102,087
     Sangetsu Corp..........................................  23,400    450,059
     San-In Godo Bank, Ltd. (The)........................... 113,300    859,647
 *   Sanix, Inc.............................................  10,700     22,808
     Sanken Electric Co., Ltd...............................  22,800    502,992
     Sanki Engineering Co., Ltd.............................  35,400    346,939
 #   Sanko Gosei, Ltd.......................................  22,300     77,737
     Sanko Metal Industrial Co., Ltd........................   1,700     45,738
     Sankyo Co., Ltd........................................  10,900    416,170
     Sankyo Frontier Co., Ltd...............................   1,000     31,099
     Sankyo Seiko Co., Ltd..................................  25,800    103,600
     Sankyo Tateyama, Inc...................................  17,800    200,282
     Sankyu, Inc............................................  26,000  1,225,499
     Sanoh Industrial Co., Ltd..............................  23,200    132,135
     Sanoyas Holdings Corp..................................  14,700     29,306
 #   Sansei Technologies, Inc...............................   6,200     85,311
     Sansha Electric Manufacturing Co., Ltd.................  10,000     97,288
     Sanshin Electronics Co., Ltd...........................  19,600    329,622
     Santen Pharmaceutical Co., Ltd.........................   8,500    125,900
     Sanwa Holdings Corp....................................  53,000    621,941
     Sanyo Chemical Industries, Ltd.........................  10,100    462,806
     Sanyo Denki Co., Ltd...................................   6,800    278,093
     Sanyo Electric Railway Co., Ltd........................   4,400     97,160
 #   Sanyo Engineering & Construction, Inc..................   4,000     22,479
     Sanyo Housing Nagoya Co., Ltd..........................   8,000     70,966
     Sanyo Shokai, Ltd......................................  10,837    182,722
     Sanyo Special Steel Co., Ltd...........................  16,400    377,107
     Sanyo Trading Co., Ltd.................................   9,600    150,597
     Sapporo Holdings, Ltd..................................  46,100    855,181
     Sata Construction Co., Ltd.............................  11,300     41,136
     Sato Holdings Corp.....................................  12,700    375,294
     Sato Shoji Corp........................................   8,900     85,409
     Satori Electric Co., Ltd...............................  13,000    117,980
     Sawada Holdings Co., Ltd...............................  16,200    145,297
     Sawai Pharmaceutical Co., Ltd..........................  27,300  1,383,892
     Saxa Holdings, Inc.....................................   4,800     86,672
     SBI Holdings, Inc......................................  53,650  1,400,963
     SBS Holdings, Inc......................................  18,600    235,431
     Scala, Inc.............................................  13,400    114,203
     SCREEN Holdings Co., Ltd...............................   9,600    521,881

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Scroll Corp............................................  25,900 $109,859
      SCSK Corp..............................................   1,655   70,132
      Secom Co., Ltd.........................................   4,900  401,171
      Secom Joshinetsu Co., Ltd..............................   1,200   35,991
      Sega Sammy Holdings, Inc...............................   4,900   62,917
      Seibu Holdings, Inc....................................   7,600  137,884
      Seika Corp.............................................   7,000  110,519
      Seikagaku Corp.........................................   4,700   69,661
  *   Seikitokyu Kogyo Co., Ltd..............................  26,000  148,331
      Seiko Epson Corp.......................................  30,800  496,226
      Seiko Holdings Corp....................................  23,000  551,799
  #   Seiko PMC Corp.........................................   4,600   37,447
      Seikoh Giken Co., Ltd..................................     800   12,688
      Seino Holdings Co., Ltd................................  47,500  657,797
      Seiren Co., Ltd........................................  27,500  391,246
      Sekisui Chemical Co., Ltd..............................  32,000  503,229
      Sekisui House, Ltd.....................................  60,940  894,418
      Sekisui Jushi Corp.....................................  20,500  372,024
      Sekisui Plastics Co., Ltd..............................  18,900  147,078
      Senko Group Holdings Co., Ltd..........................  80,400  624,843
  #   Senshu Electric Co., Ltd...............................   6,000  138,591
      Senshu Ikeda Holdings, Inc............................. 200,440  615,958
  *   Senshukai Co., Ltd.....................................  24,700   63,561
  #   Septeni Holdings Co., Ltd..............................   8,700   14,792
  #   Seria Co., Ltd.........................................  11,600  389,169
      Seven & I Holdings Co., Ltd............................  20,800  900,640
      Seven Bank, Ltd........................................  77,600  242,520
      SFP Holdings Co., Ltd..................................   6,700   99,040
      Shibaura Electronics Co., Ltd..........................   5,300  229,197
      Shibaura Mechatronics Corp.............................   3,300  100,445
      Shibusawa Warehouse Co., Ltd. (The)....................   6,000   84,726
      Shibuya Corp...........................................   7,000  235,241
  #   Shidax Corp............................................   6,800   21,869
  #   Shiga Bank, Ltd. (The).................................  33,622  779,866
      Shikibo, Ltd...........................................   9,100   91,208
      Shikoku Bank, Ltd. (The)...............................  26,200  294,305
      Shikoku Chemicals Corp.................................  24,600  251,159
      Shikoku Electric Power Co., Inc........................  21,700  272,368
      Shima Seiki Manufacturing, Ltd.........................   5,800  156,392
      Shimachu Co., Ltd......................................  33,500  878,160
      Shimadzu Corp..........................................  16,000  404,368
      Shimamura Co., Ltd.....................................   4,400  370,104
      Shimane Bank, Ltd. (The)...............................   2,600   26,904
      Shimizu Bank, Ltd. (The)...............................  38,600  652,988
      Shimizu Corp...........................................  42,000  340,929
      Shimojima Co., Ltd.....................................   3,900   34,907
      Shin Nippon Air Technologies Co., Ltd..................   9,600  151,631
  #*  Shin Nippon Biomedical Laboratories, Ltd...............  20,900   92,896
      Shinagawa Refractories Co., Ltd........................   4,300  165,089
      Shindengen Electric Manufacturing Co., Ltd.............   6,300  273,995
      Shin-Etsu Chemical Co., Ltd............................   9,900  827,249
      Shin-Etsu Polymer Co., Ltd.............................  32,500  238,001
  #*  Shinkawa, Ltd..........................................  15,200   68,470
      Shin-Keisei Electric Railway Co., Ltd..................   1,000   18,957
      Shinko Electric Industries Co., Ltd....................  56,500  393,363
      Shinko Plantech Co., Ltd...............................  33,600  313,086
      Shinko Shoji Co., Ltd..................................  18,100  251,982
      Shinmaywa Industries, Ltd..............................  64,100  789,157
      Shinnihon Corp.........................................  20,800  197,068

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Shinoken Group Co., Ltd................................  21,800 $  180,257
     Shinsei Bank, Ltd......................................  37,400    569,714
     Shinsho Corp...........................................   4,800    118,091
     Shinwa Co., Ltd........................................   5,300    104,278
     Ship Healthcare Holdings, Inc..........................  19,800    715,886
 #   Shizuki Electric Co., Inc..............................  12,600     78,360
     Shizuoka Bank, Ltd. (The)..............................  84,000    734,917
     Shizuoka Gas Co., Ltd..................................  45,400    392,729
     Shobunsha Publications, Inc............................  10,700     52,447
 #   Shoei Co., Ltd.........................................   5,800    225,980
 #   Shoei Foods Corp.......................................   8,500    326,544
     Shofu, Inc.............................................   6,100     69,797
 #*  Shoko Co., Ltd.........................................   4,400     31,701
     Showa Aircraft Industry Co., Ltd.......................   3,922     45,753
     Showa Corp.............................................  39,900    549,079
     Showa Denko K.K........................................  64,100  2,791,145
     Showa Sangyo Co., Ltd..................................  13,400    335,602
     Showa Shell Sekiyu K.K.................................  48,600    927,588
     Sigma Koki Co., Ltd....................................   3,400     53,269
 #   Siix Corp..............................................  22,700    308,203
     Sinanen Holdings Co., Ltd..............................   6,400    152,382
 #   Sinfonia Technology Co., Ltd...........................  17,800    232,778
     Sinko Industries, Ltd..................................  12,400    177,260
     Sintokogio, Ltd........................................  34,000    292,923
 #   SK-Electronics Co., Ltd................................   7,500    123,115
     SKY Perfect JSAT Holdings, Inc......................... 113,700    504,876
 #   Skylark Holdings Co., Ltd..............................  13,000    202,394
     SMC Corp...............................................     400    127,494
     SMK Corp...............................................   3,400     69,862
     SMS Co., Ltd...........................................  30,600    513,235
     SNT Corp...............................................  16,400     54,633
     Sodick Co., Ltd........................................  35,900    270,440
     Soft99 Corp............................................   6,500     57,786
     SoftBank Group Corp....................................   1,200     94,967
 #   Softbank Technology Corp...............................   4,600     86,737
 #   Softbrain Co., Ltd.....................................  10,100     48,200
 #   Software Service, Inc..................................   1,300     98,197
     Sogo Medical Holdings Co., Ltd.........................  16,400    351,866
     Sohgo Security Services Co., Ltd.......................   8,000    356,329
     Sojitz Corp............................................ 398,100  1,338,795
     Soken Chemical & Engineering Co., Ltd..................   6,500    101,573
     Sompo Holdings, Inc....................................  21,250    876,467
     Sony Corp..............................................  26,100  1,412,447
     Sony Corp., Sponsored ADR..............................  57,811  3,129,309
     Sony Financial Holdings, Inc...........................   8,700    200,704
     Sotetsu Holdings, Inc..................................   6,000    183,482
     Sotoh Co., Ltd.........................................   4,900     43,131
 #   Sourcenext Corp........................................  16,200    199,825
     Space Co., Ltd.........................................   9,300    103,425
 #   Space Value Holdings Co., Ltd..........................  26,400    235,608
     Sparx Group Co., Ltd...................................  46,900    100,834
     SPK Corp...............................................   2,182     46,723
     Square Enix Holdings Co., Ltd..........................   7,700    275,979
     SRA Holdings...........................................   7,400    208,301
     Srg Takamiya Co., Ltd..................................  15,500     90,570
     St Marc Holdings Co., Ltd..............................  12,900    306,370
     Stanley Electric Co., Ltd..............................  12,600    372,712
 #   Star Mica Co., Ltd.....................................   2,800     38,249
 #   Star Micronics Co., Ltd................................  17,100    242,914

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Starts Corp., Inc......................................  21,500 $  446,451
     Starzen Co., Ltd.......................................   5,900    239,527
     Stella Chemifa Corp....................................   8,600    261,720
     Step Co., Ltd..........................................   4,500     62,646
 #   Strike Co., Ltd........................................   2,400     69,640
     Studio Alice Co., Ltd..................................   7,800    178,373
     Subaru Corp............................................   5,800    156,453
     Subaru Enterprise Co., Ltd.............................   1,200     56,279
     Sugi Holdings Co., Ltd.................................   2,200    100,729
     Sugimoto & Co., Ltd....................................   6,800    117,637
     SUMCO Corp.............................................  55,900    754,484
 #   Sumida Corp............................................  24,200    300,133
     Suminoe Textile Co., Ltd...............................   4,300    103,010
 #   Sumiseki Holdings, Inc.................................  38,800     42,022
     Sumitomo Bakelite Co., Ltd.............................  22,600    816,024
     Sumitomo Chemical Co., Ltd............................. 458,000  2,294,299
     Sumitomo Corp..........................................  77,400  1,173,900
     Sumitomo Dainippon Pharma Co., Ltd.....................  10,000    208,937
     Sumitomo Densetsu Co., Ltd.............................  12,900    204,211
     Sumitomo Electric Industries, Ltd...................... 164,900  2,248,838
 #   Sumitomo Forestry Co., Ltd.............................  61,400    911,102
     Sumitomo Heavy Industries, Ltd.........................  35,900  1,129,082
     Sumitomo Metal Mining Co., Ltd.........................  23,200    730,476
     Sumitomo Mitsui Construction Co., Ltd.................. 156,960    984,671
     Sumitomo Mitsui Financial Group, Inc...................  97,041  3,778,300
     Sumitomo Mitsui Trust Holdings, Inc....................  23,800    945,657
     Sumitomo Osaka Cement Co., Ltd.........................  30,500  1,133,164
     Sumitomo Precision Products Co., Ltd...................   2,000     64,912
     Sumitomo Realty & Development Co., Ltd.................   6,000    206,160
     Sumitomo Riko Co., Ltd.................................  31,600    261,063
     Sumitomo Rubber Industries, Ltd........................  82,053  1,177,022
     Sumitomo Seika Chemicals Co., Ltd......................   8,600    429,235
     Sumitomo Warehouse Co., Ltd. (The).....................  47,000    551,037
     Sun A Kaken Co., Ltd...................................   2,300     11,901
     Sun Corp...............................................  12,300     59,091
     Sun Frontier Fudousan Co., Ltd.........................  28,600    291,912
     Suncall Corp...........................................  17,300    111,985
     Sundrug Co., Ltd.......................................   3,200    116,284
     Suntory Beverage & Food, Ltd...........................   1,200     48,906
     Sun-Wa Technos Corp....................................   6,200     70,508
 #   Suruga Bank, Ltd.......................................  14,400     67,892
     Suzuden Corp...........................................   1,400     16,473
     Suzuken Co., Ltd.......................................   5,460    276,360
     Suzuki Co., Ltd........................................   7,300     49,164
     Suzuki Motor Corp......................................  13,800    688,161
     SWCC Showa Holdings Co., Ltd...........................  90,500    563,019
     Systena Corp...........................................  30,000    361,002
     T Hasegawa Co., Ltd....................................  16,500    292,983
     T RAD Co., Ltd.........................................   5,900    140,911
     T&D Holdings, Inc......................................  78,500  1,254,878
     T&K Toka Co., Ltd......................................  15,600    149,229
     Tachibana Eletech Co., Ltd.............................  12,020    182,474
     Tachikawa Corp.........................................   8,200     82,311
     Tachi-S Co., Ltd.......................................  23,900    336,859
     Tadano, Ltd............................................  50,700    543,128
     Taihei Dengyo Kaisha, Ltd..............................  11,500    270,969
     Taiheiyo Cement Corp...................................  49,567  1,458,607
     Taiheiyo Kouhatsu, Inc.................................   6,300     50,659
     Taiho Kogyo Co., Ltd...................................  13,600    122,637

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Taikisha, Ltd.......................................... 12,900 $  364,020
     Taiko Bank, Ltd. (The).................................  5,600    101,828
     Taisei Corp............................................  9,000    384,916
     Taisei Lamick Co., Ltd.................................  4,500    127,048
     Taiyo Holdings Co., Ltd................................  4,500    160,782
     Taiyo Nippon Sanso Corp................................ 25,000    401,807
 #   Taiyo Yuden Co., Ltd................................... 78,900  1,588,832
 #   Takachiho Koheki Co., Ltd..............................  5,500     51,054
     Takamatsu Construction Group Co., Ltd..................  6,200    158,525
     Takamatsu Machinery Co., Ltd...........................  4,100     36,330
     Takano Co., Ltd........................................  4,800     37,241
     Takaoka Toko Co., Ltd..................................  8,664    124,397
     Takara Holdings, Inc................................... 39,600    555,533
     Takara Leben Co., Ltd.................................. 80,400    231,638
 #   Takara Printing Co., Ltd...............................  2,800     44,107
     Takara Standard Co., Ltd............................... 29,400    453,954
     Takasago International Corp............................ 10,500    334,734
     Takasago Thermal Engineering Co., Ltd.................. 22,200    379,345
     Takashima & Co., Ltd...................................  2,600     44,896
     Takashimaya Co., Ltd................................... 64,000  1,007,212
     Take And Give Needs Co., Ltd...........................  9,470    148,559
     TAKEBISHI Corp.........................................  4,900     68,084
 #   Takeda Pharmaceutical Co., Ltd......................... 10,200    422,887
     Takeei Corp............................................ 17,000    108,008
     Takeuchi Manufacturing Co., Ltd........................ 24,300    502,576
 #   Taki Chemical Co., Ltd.................................  1,100     90,842
 #   Takihyo Co., Ltd.......................................  3,400     59,205
     Takisawa Machine Tool Co., Ltd.........................  5,000     69,469
     Takuma Co., Ltd........................................ 47,000    599,080
 #   Tama Home Co., Ltd..................................... 14,600    150,128
     Tamron Co., Ltd........................................ 11,700    208,787
     Tamura Corp............................................ 49,100    251,026
 #   TANABE ENGINEERING Corp................................  3,100     22,214
     Tanseisha Co., Ltd..................................... 15,850    161,371
     Tatsuta Electric Wire and Cable Co., Ltd............... 31,000    137,037
     Tayca Corp............................................. 11,500    241,812
 #   Tazmo Co., Ltd.........................................  3,400     30,012
     Tbk Co., Ltd........................................... 14,600     59,568
     TDC Soft, Inc..........................................  6,600     60,831
     TDK Corp............................................... 11,600  1,000,269
 #*  Teac Corp..............................................  2,300      5,514
     TechMatrix Corp........................................  7,600    139,771
     Techno Medica Co., Ltd.................................  1,800     33,122
     Techno Ryowa, Ltd......................................  7,000     53,326
 #   Techno Smart Corp......................................  8,600     59,485
     TechnoPro Holdings, Inc................................ 16,700    870,016
     Tecnos Japan, Inc......................................  7,800     60,398
     Teijin, Ltd............................................ 93,400  1,619,247
     Teikoku Sen-I Co., Ltd.................................  8,600    188,830
     Teikoku Tsushin Kogyo Co., Ltd.........................  5,200     55,749
     Tekken Corp............................................  9,200    229,699
     Tenma Corp............................................. 11,900    206,772
     Tenox Corp.............................................  2,700     22,000
 #   Tenpos Holdings Co., Ltd...............................  2,200     40,872
     Teraoka Seisakusho Co., Ltd............................  8,000     39,237
     T-Gaia Corp............................................  8,700    196,973
     THK Co., Ltd........................................... 24,400    538,882
     Tigers Polymer Corp....................................  8,200     50,309
     TIS, Inc............................................... 19,000    848,675

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     TKC Corp...............................................   9,700 $  368,913
     Toa Corp. (6894434)....................................  20,700    221,879
     Toa Corp. (6894508)....................................  12,300    205,923
     Toa Oil Co., Ltd.......................................   5,300    122,688
     TOA ROAD Corp..........................................   3,100     99,066
 #   Toabo Corp.............................................   3,800     18,554
     Toagosei Co., Ltd......................................  84,400    866,641
     Tobishima Corp.........................................  18,650    284,329
     TOC Co., Ltd...........................................  36,000    245,250
     Tocalo Co., Ltd........................................  49,300    429,017
     Tochigi Bank, Ltd. (The)............................... 216,400    629,441
     Toda Corp.............................................. 153,100  1,030,237
 #   Toda Kogyo Corp........................................   3,100     73,219
     Toei Animation Co., Ltd................................   4,500    151,868
     Toei Co., Ltd..........................................   3,800    414,910
     Toell Co., Ltd.........................................   1,700     12,803
     Toenec Corp............................................   6,300    181,999
 #   Togami Electric Manufacturing Co., Ltd.................   2,000     25,606
     Toho Bank, Ltd. (The).................................. 151,700    538,478
     Toho Co., Ltd..........................................   4,900    159,864
 #   Toho Co., Ltd..........................................   5,000     99,067
     Toho Gas Co., Ltd......................................   4,600    158,388
 #   Toho Holdings Co., Ltd.................................  27,800    728,278
     Toho Titanium Co., Ltd.................................  25,000    254,146
     Toho Zinc Co., Ltd.....................................  12,100    386,734
     Tohoku Bank, Ltd. (The)................................   7,400     83,120
     Tohoku Steel Co., Ltd..................................   1,900     22,238
     Tohokushinsha Film Corp................................  13,600     74,295
     Tohto Suisan Co., Ltd..................................   1,600     30,280
 #   Tokai Carbon Co., Ltd..................................  44,100    690,467
     Tokai Corp.............................................  13,100    263,869
     TOKAI Holdings Corp....................................  56,600    472,910
     Tokai Lease Co., Ltd...................................     500      8,793
     Tokai Rika Co., Ltd....................................  44,100    804,123
     Tokai Tokyo Financial Holdings, Inc.................... 125,700    648,902
     Token Corp.............................................   5,320    344,620
     Tokio Marine Holdings, Inc.............................  37,616  1,772,170
     Tokushu Tokai Paper Co., Ltd...........................   7,100    274,000
     Tokuyama Corp..........................................  35,600    796,077
     Tokyo Broadcasting System Holdings, Inc................  13,500    249,974
     Tokyo Century Corp.....................................  13,000    697,755
     Tokyo Dome Corp........................................  73,200    644,309
     Tokyo Electron Device, Ltd.............................   5,000     88,747
     Tokyo Energy & Systems, Inc............................  17,000    147,666
     Tokyo Individualized Educational Institute, Inc........   8,200    106,065
 #   Tokyo Keiki, Inc.......................................   8,400     78,491
     Tokyo Kiraboshi Financial Group, Inc...................  22,687    366,497
     Tokyo Ohka Kogyo Co., Ltd..............................  19,100    511,551
     Tokyo Printing Ink Manufacturing Co., Ltd..............   1,100     25,414
     Tokyo Radiator Manufacturing Co., Ltd..................   4,000     34,078
     Tokyo Rakutenchi Co., Ltd..............................   1,300     56,658
 #   Tokyo Rope Manufacturing Co., Ltd......................   9,700     99,473
     Tokyo Sangyo Co., Ltd..................................  14,200     78,103
     Tokyo Seimitsu Co., Ltd................................  19,300    464,109
     Tokyo Steel Manufacturing Co., Ltd.....................  86,100    678,863
     Tokyo Tatemono Co., Ltd................................  72,200    776,522
     Tokyo Tekko Co., Ltd...................................   7,900    102,522
 #   Tokyo Theatres Co., Inc................................   5,100     60,777
     Tokyotokeiba Co., Ltd..................................   7,500    265,210

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Tokyu Construction Co., Ltd............................  66,430 $  600,907
     Tokyu Fudosan Holdings Corp............................ 243,582  1,372,424
     Tokyu Recreation Co., Ltd..............................   1,971     85,875
     Toli Corp..............................................  35,000     91,448
     Tomato Bank, Ltd.......................................   6,200     75,367
     Tomen Devices Corp.....................................   2,100     47,334
     Tomoe Corp.............................................  20,300     79,041
 #   Tomoe Engineering Co., Ltd.............................   6,200    120,136
 #   Tomoegawa Co., Ltd.....................................   3,400     37,499
     Tomoku Co., Ltd........................................   8,000    137,877
     TOMONY Holdings, Inc................................... 153,300    594,156
     Tomy Co., Ltd..........................................  82,000    953,889
     Tonami Holdings Co., Ltd...............................   4,000    221,988
     Topcon Corp............................................  50,000    726,492
     Toppan Forms Co., Ltd..................................  39,000    354,523
     Toppan Printing Co., Ltd...............................  43,000    607,909
     Topre Corp.............................................  26,900    559,782
     Topy Industries, Ltd...................................  12,400    334,189
     Toray Industries, Inc..................................  53,000    375,944
 #   Torex Semiconductor, Ltd...............................   6,100     77,447
 #   Toridoll Holdings Corp.................................  12,600    213,415
     Torigoe Co., Ltd. (The)................................   9,800     83,479
     Torii Pharmaceutical Co., Ltd..........................  11,300    249,333
     Torishima Pump Manufacturing Co., Ltd..................  14,500    119,347
     Tosei Corp.............................................  26,900    245,884
 *   Toshiba Corp...........................................   5,200    155,857
     Toshiba Machine Co., Ltd...............................  14,200    268,911
     Toshiba Plant Systems & Services Corp..................   2,500     51,101
     Toshiba TEC Corp.......................................  16,600    495,186
     Tosho Co., Ltd.........................................   7,100    275,841
 #   Tosho Printing Co., Ltd................................  15,000    120,716
     Tosoh Corp.............................................  90,500  1,191,504
     Totetsu Kogyo Co., Ltd.................................  15,970    394,162
     TOTO, Ltd..............................................   7,499    268,286
     Tottori Bank, Ltd. (The)...............................   5,400     77,302
     Toukei Computer Co., Ltd...............................   2,100     58,243
 #   Tow Co., Ltd...........................................  11,700     85,056
     Towa Bank, Ltd. (The)..................................  43,100    350,981
     Towa Corp..............................................  18,000    131,548
     Towa Pharmaceutical Co., Ltd...........................   6,000    461,220
     Toyo Construction Co., Ltd.............................  63,500    260,041
     Toyo Corp..............................................  17,700    140,275
     Toyo Denki Seizo K.K...................................   4,800     68,116
 #*  Toyo Engineering Corp..................................  23,299    187,798
     Toyo Ink SC Holdings Co., Ltd..........................  28,600    663,669
     Toyo Kanetsu K.K.......................................   6,100    136,827
     Toyo Machinery & Metal Co., Ltd........................  12,000     65,766
     Toyo Securities Co., Ltd...............................  44,000     87,096
     Toyo Seikan Group Holdings, Ltd........................  51,400  1,048,653
     Toyo Sugar Refining Co., Ltd...........................     800      7,953
     Toyo Suisan Kaisha, Ltd................................   4,400    151,248
     Toyo Tanso Co., Ltd....................................   7,500    195,410
     Toyo Tire & Rubber Co., Ltd............................  82,700  1,379,563
     Toyo Wharf & Warehouse Co., Ltd........................   3,700     51,106
     Toyobo Co., Ltd........................................  69,300    984,991
     Toyoda Gosei Co., Ltd..................................  36,100    778,593
     Toyota Boshoku Corp....................................  17,000    283,522
     Toyota Industries Corp.................................   8,300    407,714
     Toyota Motor Corp., Sponsored ADR......................  36,827  4,310,600

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Toyota Motor Corp......................................  73,263 $4,291,815
     Toyota Tsusho Corp.....................................  34,000  1,227,013
     TPR Co., Ltd...........................................  18,500    450,593
     Trancom Co., Ltd.......................................   5,500    314,920
     Trend Micro, Inc.......................................   4,200    241,776
     Trinity Industrial Corp................................   1,800      9,692
     Trusco Nakayama Corp...................................  24,100    608,086
     Trust Tech, Inc........................................   4,500    137,001
     TS Tech Co., Ltd.......................................  34,400    990,035
     TSI Holdings Co., Ltd..................................  51,305    349,826
     Tsubakimoto Chain Co...................................  19,800    760,248
     Tsubakimoto Kogyo Co., Ltd.............................   2,900     81,614
 #*  Tsudakoma Corp.........................................   4,000     73,379
     Tsugami Corp...........................................  35,000    313,734
     Tsukada Global Holdings, Inc...........................   9,800     52,338
     Tsukamoto Corp. Co., Ltd...............................     300      3,133
     Tsukishima Kikai Co., Ltd..............................  20,000    236,114
     Tsukuba Bank, Ltd...................................... 170,200    381,174
     Tsukui Corp............................................  32,300    277,281
     Tsumura & Co...........................................   8,000    248,824
     Tsuruha Holdings, Inc..................................   2,200    229,614
     Tsurumi Manufacturing Co., Ltd.........................  12,300    219,452
     Tsutsumi Jewelry Co., Ltd..............................   4,900     96,272
     TV Asahi Holdings Corp.................................  16,800    313,637
     Tv Tokyo Holdings Corp.................................   9,800    225,872
 #   TYK Corp...............................................  20,800     79,136
     UACJ Corp..............................................  25,507    556,002
     Ube Industries, Ltd....................................  65,120  1,418,487
     Uchida Yoko Co., Ltd...................................   6,200    151,123
     Uchiyama Holdings Co., Ltd.............................   2,300      9,876
     Ueki Corp..............................................   1,800     38,901
 #   UKC Holdings Corp......................................  11,100    216,361
     Ulvac, Inc.............................................  25,100    817,441
     Umenohana Co., Ltd.....................................   1,100     25,734
     Uniden Holdings Corp...................................   5,400    122,055
     UNIMAT Retirement Community Co., Ltd...................   3,400     53,897
     Union Tool Co..........................................   4,700    161,890
     Unipres Corp...........................................  31,400    561,683
     United Arrows, Ltd.....................................  11,000    413,625
     United Super Markets Holdings, Inc.....................  40,400    442,798
 *   Unitika, Ltd...........................................  29,300    149,453
 #*  Universal Entertainment Corp...........................   4,800    145,514
 #   Unizo Holdings Co., Ltd................................  16,900    318,352
     Uoriki Co., Ltd........................................   2,700     34,578
 #   Urbanet Corp. Co., Ltd.................................  16,300     48,415
 *   U-Shin, Ltd............................................  18,500    124,758
     Ushio, Inc.............................................  88,100  1,062,970
     USS Co., Ltd...........................................  10,200    183,925
 *   UT Group Co., Ltd......................................  11,700    352,901
     Utoc Corp..............................................   7,500     36,182
     V Technology Co., Ltd..................................   2,600    335,450
     Valor Holdings Co., Ltd................................  27,900    598,807
     Valqua, Ltd............................................  13,000    316,733
     Vector, Inc............................................  14,400    246,471
 #   Vertex Corp............................................   4,660     50,261
 *   VIA Holdings, Inc......................................   9,200     58,308
     Village Vanguard Co., Ltd..............................   2,700     25,380
 #*  Visionary Holdings Co., Ltd............................  74,600     68,362
 #   Vital KSK Holdings, Inc................................  35,200    366,715

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Vitec Holdings Co., Ltd................................   6,000 $  116,361
     Voyage Group, Inc......................................   8,100     95,886
     VT Holdings Co., Ltd...................................  77,300    322,535
     Wacoal Holdings Corp...................................  28,000    771,985
     Wacom Co., Ltd.........................................  61,300    285,095
     Wakachiku Construction Co., Ltd........................   9,500    125,048
     Wakita & Co., Ltd......................................  28,500    307,160
     Warabeya Nichiyo Holdings Co., Ltd.....................  10,300    167,439
 #   Watahan & Co., Ltd.....................................   3,700     79,519
     WATAMI Co., Ltd........................................   9,300    106,513
     Watts Co., Ltd.........................................   4,600     35,673
     Wavelock Holdings Co., Ltd.............................   5,600     41,603
     WDB Holdings Co., Ltd..................................   4,000    111,657
     Weathernews, Inc.......................................   2,800     82,471
     Welcia Holdings Co., Ltd...............................   7,600    387,727
     West Holdings Corp.....................................  15,900    160,456
     WIN-Partners Co., Ltd..................................   6,800     68,506
     Wood One Co., Ltd......................................   5,300     57,752
     World Holdings Co., Ltd................................   3,800     91,911
     Wowow, Inc.............................................   5,600    162,830
     Xebio Holdings Co., Ltd................................  21,000    291,065
 #   YAC Holdings Co., Ltd..................................   6,500     45,408
     Yachiyo Industry Co., Ltd..............................   5,900     46,978
     Yahagi Construction Co., Ltd...........................  18,600    133,645
     Yaizu Suisankagaku Industry Co., Ltd...................   5,700     50,666
     Yakuodo Co., Ltd.......................................   5,200    160,757
     YAMABIKO Corp..........................................  22,700    243,905
 #   Yamada Denki Co., Ltd.................................. 105,408    497,035
     Yamagata Bank, Ltd. (The)..............................  21,799    442,681
     Yamaguchi Financial Group, Inc.........................  83,100    874,974
     Yamaha Corp............................................   1,700     74,705
     Yamaha Motor Co., Ltd..................................  18,400    435,156
     Yamaichi Electronics Co., Ltd..........................  16,300    179,906
     Yamanashi Chuo Bank, Ltd. (The)........................  22,800    325,774
     Yamatane Corp..........................................   6,800    112,365
     Yamato Corp............................................  10,100     58,426
     Yamato International, Inc..............................  10,900     45,027
     Yamato Kogyo Co., Ltd..................................  32,300    851,228
     Yamaya Corp............................................   2,600     60,658
     Yamazaki Baking Co., Ltd...............................  27,600    497,494
     Yamazen Corp...........................................  32,300    353,521
     Yaoko Co., Ltd.........................................   8,900    486,765
     Yashima Denki Co., Ltd.................................  11,200     83,609
     Yaskawa Electric Corp..................................  31,800    919,137
     Yasuda Logistics Corp..................................  15,400    118,463
 #   Yasunaga Corp..........................................   6,200     95,724
     Yellow Hat, Ltd........................................  13,500    331,944
     Yodogawa Steel Works, Ltd..............................  17,000    369,019
     Yokogawa Bridge Holdings Corp..........................  23,700    384,480
     Yokogawa Electric Corp.................................  26,400    518,339
     Yokohama Reito Co., Ltd................................  38,300    303,762
     Yokohama Rubber Co., Ltd. (The)........................  61,199  1,185,511
 #   Yokowo Co., Ltd........................................  11,600    128,761
     Yomeishu Seizo Co., Ltd................................   6,100    128,934
     Yomiuri Land Co., Ltd..................................   3,000    113,717
     Yondenko Corp..........................................   2,400     54,611
     Yondoshi Holdings, Inc.................................  11,100    235,581
     Yorozu Corp............................................  15,500    218,529
     Yoshinoya Holdings Co., Ltd............................   9,700    159,435

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
JAPAN -- (Continued)
#   Yotai Refractories Co., Ltd............................  12,200 $     84,713
#   Yuasa Funashoku Co., Ltd...............................   1,500       47,200
    Yuasa Trading Co., Ltd.................................  10,500      344,448
    Yuken Kogyo Co., Ltd...................................   2,300       43,031
#   Yume No Machi Souzou Iinkai Co., Ltd...................  11,800      246,484
    Yumeshin Holdings Co., Ltd.............................  22,900      195,736
    Yurtec Corp............................................  30,000      226,023
    Yushiro Chemical Industry Co., Ltd.....................   7,600       95,492
    Yutaka Giken Co., Ltd..................................   1,200       23,476
    Zaoh Co., Ltd..........................................   3,100       39,182
#*  Zappallas, Inc.........................................   5,000       16,856
    Zenitaka Corp. (The)...................................   2,200      108,553
    Zenkoku Hosho Co., Ltd.................................   5,800      210,276
    Zenrin Co., Ltd........................................  17,400      432,941
#   Zensho Holdings Co., Ltd...............................  31,700      614,818
    Zeon Corp.............................................. 103,000      994,757
    ZERIA Pharmaceutical Co., Ltd..........................     800       14,969
*   ZIGExN Co., Ltd........................................  31,300      193,351
#   Zojirushi Corp.........................................  18,500      202,070
    ZOZO, Inc..............................................  14,100      338,316
    Zuiko Corp.............................................   3,200       85,772
    Zuken, Inc.............................................  12,000      178,587
                                                                    ------------
TOTAL JAPAN................................................          614,006,032
                                                                    ------------
NETHERLANDS -- (2.4%)
    Aalberts Industries NV.................................  70,978    2,601,918
    ABN AMRO Group NV......................................  67,305    1,650,829
#   Accell Group NV........................................  17,374      301,895
#   Aegon NV............................................... 354,235    2,172,397
    Aegon NV...............................................   9,211       56,001
    AFC Ajax NV............................................      70        1,046
    Akzo Nobel NV..........................................  13,514    1,134,703
#*  Altice Europe NV.......................................  58,862      140,035
    AMG Advanced Metallurgical Group NV....................  29,662    1,411,281
    Amsterdam Commodities NV...............................  14,881      311,575
    APERAM SA..............................................  43,758    1,494,241
#   Arcadis NV.............................................  58,778      792,395
#   ArcelorMittal..........................................  99,496    2,476,470
    ASM International NV...................................  36,965    1,586,851
    ASML Holding NV........................................   8,114    1,398,472
    ASR Nederland NV.......................................  65,930    2,993,039
#   BE Semiconductor Industries NV.........................  51,270    1,096,047
#   Beter Bed Holding NV...................................  11,513       62,853
    BinckBank NV...........................................  56,076      271,518
#   Boskalis Westminster...................................  76,618    2,202,983
    Brunel International NV................................  12,816      158,507
    Coca-Cola European Partners P.L.C......................  14,081      637,793
    Corbion NV.............................................  52,824    1,603,971
    Flow Traders...........................................  16,253      518,356
    ForFarmers NV..........................................  23,262      261,978
#*  Fugro NV...............................................  73,942      950,012
*   Gemalto NV.............................................  23,503    1,340,493
*   Heijmans NV............................................  20,193      217,501
    Heineken NV............................................   6,899      620,684
    Hunter Douglas NV......................................   2,925      194,978
    IMCD NV................................................  15,052    1,020,711
#   ING Groep NV, Sponsored ADR............................  45,326      535,300
    ING Groep NV........................................... 201,957    2,389,352
    KAS Bank NV............................................  13,273       96,122

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
NETHERLANDS -- (Continued)
    Kendrion NV............................................  12,485 $   377,584
    Koninklijke Ahold Delhaize NV, Sponsored ADR...........  31,776     727,252
    Koninklijke Ahold Delhaize NV.......................... 197,653   4,524,378
    Koninklijke BAM Groep NV............................... 188,206     646,563
    Koninklijke DSM NV.....................................  19,491   1,701,736
    Koninklijke KPN NV..................................... 354,163     934,468
#   Koninklijke Philips NV.................................  40,250   1,498,507
    Koninklijke Vopak NV...................................  50,416   2,279,966
    Nederland Apparatenfabriek.............................   3,190     154,390
    NN Group NV............................................  60,284   2,588,483
*   OCI NV.................................................   8,271     235,003
    Ordina NV..............................................  92,413     175,362
#   PostNL NV.............................................. 265,480     784,341
    Randstad NV............................................  28,467   1,432,250
    SBM Offshore NV........................................ 149,587   2,577,444
#   Sligro Food Group NV...................................  17,157     760,460
    TKH Group NV...........................................  29,511   1,490,652
*   TomTom NV..............................................  38,461     321,213
    Van Lanschot Kempen NV.................................   9,158     224,304
#   Wessanen...............................................  51,195     536,063
    Wolters Kluwer NV......................................  51,007   2,893,859
                                                                    -----------
TOTAL NETHERLANDS..........................................          61,566,585
                                                                    -----------
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd....................................... 130,089     892,629
    Air New Zealand, Ltd................................... 408,488     746,859
    Arvida Group, Ltd......................................  88,858      75,374
    Auckland International Airport, Ltd....................  66,670     304,889
    CBL Corp., Ltd.........................................  22,069      17,120
    Chorus, Ltd............................................ 291,516     904,553
    Chorus, Ltd., ADR......................................     462       7,008
#   Comvita, Ltd...........................................  10,651      39,679
    Contact Energy, Ltd....................................  77,234     282,392
    EBOS Group, Ltd........................................  33,967     462,984
    Evolve Education Group, Ltd............................  24,565       6,914
    Fisher & Paykel Healthcare Corp., Ltd..................   4,339      38,597
#*  Fletcher Building, Ltd................................. 157,651     624,444
    Fletcher Building, Ltd.................................   3,803      15,044
#   Fonterra Co-operative Group, Ltd.......................   7,404      23,559
    Freightways, Ltd.......................................  68,208     328,652
    Genesis Energy, Ltd....................................  98,392     150,309
    Gentrack Group, Ltd....................................  19,890      87,596
    Hallenstein Glasson Holdings, Ltd......................  22,785      87,717
    Heartland Group Holdings, Ltd.......................... 277,413     232,968
    Infratil, Ltd..........................................  71,003     158,728
    Investore Property, Ltd................................  47,400      47,014
    Kathmandu Holdings, Ltd................................ 104,139     182,697
    Mainfreight, Ltd.......................................  32,642     605,897
    Metlifecare, Ltd....................................... 122,888     468,214
#   Metro Performance Glass, Ltd...........................  86,994      47,837
    New Zealand Refining Co., Ltd. (The)................... 124,665     191,747
    NZME, Ltd..............................................  54,625      23,262
#   NZX, Ltd............................................... 133,236      91,548
    Oceania Healthcare, Ltd................................  63,397      47,685
    PGG Wrightson, Ltd.....................................  54,156      20,527
#   Port of Tauranga, Ltd..................................  60,037     199,365
    Restaurant Brands New Zealand, Ltd.....................  58,135     325,879
    Ryman Healthcare, Ltd..................................  18,234     144,476
    Sanford, Ltd...........................................  26,521     129,058

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
NEW ZEALAND -- (Continued)
    Scales Corp., Ltd......................................  56,670 $   171,126
#   Skellerup Holdings, Ltd................................  96,182     128,214
    SKY Network Television, Ltd............................ 545,717     800,205
    SKYCITY Entertainment Group, Ltd....................... 301,965     756,239
    Spark New Zealand, Ltd................................. 246,760     637,286
    Steel & Tube Holdings, Ltd............................. 186,106     155,770
    Summerset Group Holdings, Ltd.......................... 184,891     805,932
*   Synlait Milk, Ltd......................................  20,345     115,798
    Tilt Renewables, Ltd...................................   8,621      12,909
    Tourism Holdings, Ltd..................................  85,291     278,766
*   TOWER, Ltd............................................. 124,179      60,067
    Trade Me Group, Ltd.................................... 205,374     651,079
    Trustpower, Ltd........................................   8,621      34,413
    Turners Automotive Group, Ltd..........................  16,478      30,168
#   Vector, Ltd............................................  33,846      75,252
    Vista Group International, Ltd.........................  28,885      70,789
    Warehouse Group, Ltd. (The)............................  50,707      69,629
    Z Energy, Ltd..........................................  88,027     351,078
                                                                    -----------
TOTAL NEW ZEALAND..........................................          13,217,941
                                                                    -----------
NORWAY -- (1.0%)
    ABG Sundal Collier Holding ASA......................... 280,285     167,860
    AF Gruppen ASA.........................................   5,972      90,292
#*  Akastor ASA............................................ 111,833     218,000
    Aker ASA, Class A......................................   6,002     455,959
    Aker BP ASA............................................   1,005      32,959
*   Aker Solutions ASA.....................................  86,645     570,111
    American Shipping Co. ASA..............................  39,390     163,667
*   Archer, Ltd............................................ 100,907      83,433
    Atea ASA...............................................  46,433     612,023
    Austevoll Seafood ASA..................................  71,323   1,146,237
#*  Avance Gas Holding, Ltd................................  50,623     126,570
#*  Axactor SE.............................................  58,560     153,279
    Bakkafrost P/F.........................................  10,338     580,788
    Bonheur ASA............................................  15,871     187,703
    Borregaard ASA.........................................  45,748     412,003
#*  BW LPG, Ltd............................................  68,078     321,205
*   BW Offshore, Ltd.......................................  85,230     545,530
    DNB ASA................................................  62,410   1,127,524
    DNO ASA................................................ 491,931     940,352
*   DOF ASA................................................  93,396      68,864
    Entra ASA..............................................   2,209      29,891
    Equinor ASA............................................ 108,270   2,800,542
#   Equinor ASA, Sponsored ADR.............................   7,412     190,488
    Europris ASA...........................................  94,889     252,514
*   FLEX LNG, Ltd.......................................... 141,341     247,981
#*  Fred Olsen Energy ASA.................................. 154,746      37,641
*   Frontline, Ltd.........................................  65,660     475,307
    Gjensidige Forsikring ASA..............................  10,181     157,532
    Golar LNG, Ltd.........................................   3,400      91,052
    Grieg Seafood ASA......................................  30,694     447,485
#   Hexagon Composites ASA.................................  27,526      82,090
#   Hoegh LNG Holdings, Ltd................................  33,781     157,766
*   Kongsberg Automotive ASA............................... 310,793     291,232
    Kongsberg Gruppen ASA..................................   4,995      82,015
*   Kvaerner ASA........................................... 180,852     313,423
    Leroy Seafood Group ASA................................  48,910     450,873
*   Magnora ASA............................................  11,522       9,410
    Marine Harvest ASA.....................................  26,487     641,268

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NORWAY -- (Continued)
#*  NEL ASA................................................   402,626 $   205,944
#*  Nordic Semiconductor ASA...............................    23,362      99,447
    Norsk Hydro ASA........................................   103,026     534,270
    Norway Royal Salmon ASA................................    10,331     303,953
*   Norwegian Air Shuttle ASA..............................    23,203     591,190
*   Norwegian Finans Holding ASA...........................    11,175      99,811
    Norwegian Property ASA.................................    14,584      17,877
#   Ocean Yield ASA........................................    38,637     293,046
#*  Odfjell Drilling, Ltd..................................    57,824     211,315
    Odfjell SE, Class A....................................     8,182      29,601
    Olav Thon Eiendomsselskap ASA..........................     4,655      80,753
    Orkla ASA..............................................    19,888     171,620
*   Otello Corp. ASA.......................................    81,558     136,903
*   Petroleum Geo-Services ASA.............................   244,109     758,709
*   Prosafe SE.............................................    38,453     113,131
#*  Protector Forsikring ASA...............................    33,236     153,412
*   Q-Free ASA.............................................    14,166      12,767
#*  REC Silicon ASA........................................ 7,369,571     525,930
    Salmar ASA.............................................    11,015     581,435
    Sbanken ASA............................................    31,164     310,379
#   Scatec Solar ASA.......................................    62,433     424,855
    Schibsted ASA, Class A.................................     1,854      64,167
    Schibsted ASA, Class B.................................     3,368     106,576
    Selvaag Bolig ASA......................................    22,824     102,156
#*  Solstad Offshore ASA...................................   188,617      67,011
    SpareBank 1 SR-Bank ASA................................    77,946     866,505
    Stolt-Nielsen, Ltd.....................................    18,611     249,902
    Storebrand ASA.........................................   144,781   1,203,254
    Subsea 7 SA............................................    67,851     851,616
    TGS NOPEC Geophysical Co. ASA..........................    40,193   1,342,634
    Tomra Systems ASA......................................    26,846     665,022
    Treasure ASA...........................................    54,160      69,969
#   Veidekke ASA...........................................    32,143     335,391
#*  Wallenius Wilhelmsen ASA...............................    32,962     113,259
    Wilh Wilhelmsen Holding ASA, Class A...................     9,394     189,390
#   XXL ASA................................................    25,779     132,644
    Yara International ASA.................................     7,073     303,738
                                                                      -----------
TOTAL NORWAY...............................................            27,082,451
                                                                      -----------
PORTUGAL -- (0.4%)
    Altri SGPS SA..........................................    51,633     452,499
*   Banco Comercial Portugues SA........................... 9,233,185   2,483,601
#   CTT-Correios de Portugal SA............................    85,041     326,151
    EDP Renovaveis SA......................................   116,514   1,046,724
    Galp Energia SGPS SA...................................    78,751   1,369,341
    Jeronimo Martins SGPS SA...............................    12,685     155,695
*   Mota-Engil SGPS SA.....................................    92,170     182,534
    Navigator Co. SA (The).................................   135,809     675,932
    NOS SGPS SA............................................   216,748   1,215,721
    Novabase SGPS SA.......................................     3,851      10,792
#   REN--Redes Energeticas Nacionais SGPS SA...............    90,787     241,727
    Semapa-Sociedade de Investimento e Gestao..............    21,850     416,740
    Sonae Capital SGPS SA..................................    82,383      71,908
    Sonae SGPS SA..........................................   804,651     803,973
*   Teixeira Duarte SA.....................................    62,354      12,488
                                                                      -----------
TOTAL PORTUGAL.............................................             9,465,826
                                                                      -----------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 SINGAPORE -- (1.0%)
     Accordia Golf Trust....................................   594,800 $212,576
     Amara Holdings, Ltd....................................    90,000   27,946
     Ascendas India Trust...................................   201,700  157,102
     Avarga, Ltd............................................   134,000   19,050
     Banyan Tree Holdings, Ltd..............................   139,800   50,511
     Bonvests Holdings, Ltd.................................    30,000   28,183
     Boustead Projects, Ltd.................................    26,174   15,404
     Boustead Singapore, Ltd................................   181,732  102,541
     BreadTalk Group, Ltd...................................   128,000   79,612
 #   Bukit Sembawang Estates, Ltd...........................   105,300  406,590
     Bund Center Investment, Ltd............................    22,000    9,870
     CapitaLand, Ltd........................................   339,901  772,080
     Centurion Corp., Ltd...................................   167,400   50,814
     China Aviation Oil Singapore Corp., Ltd................   132,600  132,145
     China Sunsine Chemical Holdings, Ltd...................   148,100  110,275
 #   Chip Eng Seng Corp., Ltd...............................   446,300  216,292
     CITIC Envirotech, Ltd..................................   253,700   73,434
     City Developments, Ltd.................................    61,700  352,609
 *   Cityneon Holdings, Ltd.................................    14,300   13,348
 #   Civmec, Ltd............................................   140,800   50,688
     ComfortDelGro Corp., Ltd...............................   263,700  429,372
 *   COSCO Shipping International Singapore Co., Ltd........    85,100   21,857
     CSE Global, Ltd........................................    68,200   22,193
     Dairy Farm International Holdings, Ltd.................     7,300   65,950
     DBS Group Holdings, Ltd................................     3,315   56,247
 *   Del Monte Pacific, Ltd.................................   222,059   28,085
     Delfi, Ltd.............................................    22,300   20,576
     Delong Holdings, Ltd...................................    14,900   70,742
     Duty Free International, Ltd...........................   126,400   17,812
 *   Dyna-Mac Holdings, Ltd.................................   230,000   18,256
     Elec & Eltek International Co., Ltd....................    14,000   17,982
 *   Ezion Holdings, Ltd.................................... 3,070,344  124,354
 #*  Ezra Holdings, Ltd..................................... 1,882,853   14,297
     Far East Orchard, Ltd..................................   120,384  109,634
     First Resources, Ltd...................................   207,700  236,850
     Food Empire Holdings, Ltd..............................   115,500   45,903
 *   Fragrance Group, Ltd...................................   222,000   22,802
     Frasers Property, Ltd..................................   203,900  232,442
     Frencken Group, Ltd....................................   210,000   63,119
     Fu Yu Corp., Ltd.......................................   274,500   33,732
 *   Gallant Venture, Ltd...................................   254,500   24,332
     Genting Singapore, Ltd.................................   132,500   84,318
     Geo Energy Resources, Ltd..............................   373,800   62,251
     GL, Ltd................................................   241,600  127,558
     Golden Agri-Resources, Ltd............................. 4,921,500  907,377
     Golden Energy & Resources, Ltd.........................    70,900   11,534
     Great Eastern Holdings, Ltd............................     3,000   55,429
     GSH Corp., Ltd.........................................    32,600    9,205
 #   GuocoLand, Ltd.........................................   167,633  202,203
     Halcyon Agri Corp., Ltd................................   145,408   50,352
     Hanwell Holdings, Ltd..................................   237,300   36,801
     Haw Par Corp., Ltd.....................................    56,200  521,700
     Hiap Hoe, Ltd..........................................    39,000   23,754
 #*  Hi-P International, Ltd................................   148,500   81,750
     Ho Bee Land, Ltd.......................................   154,900  272,005
     Hong Fok Corp., Ltd....................................   229,480  110,167
 *   Hong Leong Asia, Ltd...................................   219,600   91,293
     Hong Leong Finance, Ltd................................    40,800   74,545
     Hongkong Land Holdings, Ltd............................    49,500  293,137

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SINGAPORE -- (Continued)
    Hotel Grand Central, Ltd...............................    67,060 $   64,308
    Hour Glass, Ltd. (The).................................   135,400     62,020
    Hutchison Port Holdings Trust.......................... 3,162,800    778,017
    Hwa Hong Corp., Ltd....................................    21,000      4,554
*   Hyflux, Ltd............................................   455,600      4,556
    Indofood Agri Resources, Ltd...........................   619,900     89,627
    Japfa, Ltd.............................................   469,400    225,582
    Jardine Cycle & Carriage, Ltd..........................     6,644    145,507
    k1 Ventures, Ltd.......................................   113,100      8,002
    Keppel Corp., Ltd......................................   226,000  1,012,581
    Keppel Infrastructure Trust............................   535,061    177,824
    Keppel Telecommunications & Transportation, Ltd........    81,500    108,779
    Koh Brothers Group, Ltd................................   175,000     31,129
    KSH Holdings, Ltd......................................   112,625     43,108
    Lian Beng Group, Ltd...................................   252,000     84,700
    Low Keng Huat Singapore, Ltd...........................    98,100     38,960
    M1, Ltd................................................   174,400    265,645
    Mandarin Oriental International, Ltd...................     5,600     10,588
    Metro Holdings, Ltd....................................   393,700    304,577
#*  Midas Holdings, Ltd.................................... 1,120,000     58,217
*   Nam Cheong, Ltd........................................   600,000      4,765
    Nera Telecommunications, Ltd...........................    43,000      8,854
    NSL, Ltd...............................................    11,500      9,647
    Olam International, Ltd................................   234,800    305,363
    OUE, Ltd...............................................   253,600    256,689
    Oversea-Chinese Banking Corp., Ltd.....................   127,960    994,051
    Overseas Education, Ltd................................    31,900      7,020
    Oxley Holdings, Ltd....................................   646,860    140,659
*   Pacc Offshore Services Holdings, Ltd...................   218,500     35,670
    Pan-United Corp., Ltd..................................    58,750     11,874
    Penguin International, Ltd.............................   101,800     22,754
    Perennial Real Estate Holdings, Ltd....................    21,100     10,594
#   Q&M Dental Group Singapore, Ltd........................   111,700     41,979
    QAF, Ltd...............................................    97,253     51,605
*   Raffles Education Corp., Ltd...........................   646,646     70,121
    Raffles Medical Group, Ltd.............................   225,417    171,187
    RHT Health Trust.......................................   492,300    262,979
    Riverstone Holdings, Ltd...............................    98,400     84,674
    SATS, Ltd..............................................   117,380    422,446
    Sembcorp Industries, Ltd...............................   656,000  1,339,276
    Sheng Siong Group, Ltd.................................   248,200    193,610
    SHS Holdings, Ltd......................................   141,000     21,138
    SIA Engineering Co., Ltd...............................    16,700     34,115
    SIIC Environment Holdings, Ltd.........................   676,160    131,700
    Sinarmas Land, Ltd.....................................   694,700    128,408
    Sing Holdings, Ltd.....................................    86,800     24,547
    Sing Investments & Finance, Ltd........................    13,500     14,327
    Singapore Airlines, Ltd................................   249,000  1,706,914
    Singapore Exchange, Ltd................................    44,400    219,637
#   Singapore Post, Ltd....................................   478,200    360,009
    Singapore Press Holdings, Ltd..........................   205,400    393,640
    Singapore Technologies Engineering, Ltd................    65,800    168,852
#*  Sino Grandness Food Industry Group, Ltd................   672,726     92,776
    Stamford Land Corp., Ltd...............................   275,700     97,695
    StarHub, Ltd...........................................   241,400    328,024
    Sunningdale Tech, Ltd..................................   117,600    117,601
#*  Swiber Holdings, Ltd...................................   189,500      2,791
#*  Thomson Medical Group, Ltd.............................   711,600     40,146
*   Tiong Woon Corp. Holding, Ltd..........................    68,000     14,254

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SINGAPORE -- (Continued)
    Tuan Sing Holdings, Ltd................................   392,328 $    97,920
#   UMS Holdings, Ltd......................................   259,062     126,638
    United Engineers, Ltd..................................   362,800     689,326
    United Industrial Corp., Ltd...........................    91,184     184,447
    United Overseas Bank, Ltd..............................    74,282   1,313,342
    UOB-Kay Hian Holdings, Ltd.............................   116,710     103,593
    UOL Group, Ltd.........................................   155,287     676,374
    Valuetronics Holdings, Ltd.............................   124,300      56,700
    Venture Corp., Ltd.....................................    84,500     935,431
    Vibrant Group, Ltd.....................................   171,233      20,636
    Wee Hur Holdings, Ltd..................................   112,000      17,800
    Wheelock Properties Singapore, Ltd.....................   206,500     313,071
    Wilmar International, Ltd..............................   125,300     286,224
    Wing Tai Holdings, Ltd.................................   362,268     504,907
    Yeo Hiap Seng, Ltd.....................................    10,160       7,227
*   Yongnam Holdings, Ltd..................................   223,500      29,740
    Zhongmin Baihui Retail Group, Ltd......................     7,900       3,237
                                                                      -----------
TOTAL SINGAPORE............................................            24,800,271
                                                                      -----------
SOUTH AFRICA -- (0.0%)
    Nedbank Group, Ltd.....................................    16,756     283,262
    Old Mutual, Ltd........................................   521,741     786,586
                                                                      -----------
TOTAL SOUTH AFRICA                                                      1,069,848
                                                                      -----------
SPAIN -- (1.9%)
#   Acciona SA.............................................    22,942   1,935,186
    Acerinox SA............................................    80,090     894,919
    ACS Actividades de Construccion y Servicios SA.........    15,960     597,580
    Almirall SA............................................    23,706     429,509
    Amadeus IT Group SA....................................    11,698     941,977
#*  Amper SA...............................................   490,630     145,119
    Applus Services SA.....................................    79,766   1,084,416
#   Atresmedia Corp. de Medios de Comunicacion SA..........    58,699     330,598
    Banco Bilbao Vizcaya Argentaria SA.....................   193,369   1,067,221
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR......    40,048     219,063
    Banco de Sabadell SA................................... 2,084,800   2,744,861
    Banco Santander SA.....................................   955,782   4,547,567
#   Banco Santander SA, Sponsored ADR......................   134,899     644,817
    Bankia SA..............................................    71,051     223,177
    Bankinter SA...........................................    14,014     114,817
*   Baron de Ley...........................................       625      75,727
    Bolsas y Mercados Espanoles SHMSF SA...................    35,343   1,045,482
#   CaixaBank SA...........................................   146,011     590,862
    Cellnex Telecom SA.....................................    72,321   1,799,078
    Cia de Distribucion Integral Logista Holdings SA.......    22,820     550,956
    CIE Automotive SA......................................    27,553     729,231
    Construcciones y Auxiliar de Ferrocarriles SA..........     9,715     364,700
#*  Deoleo SA..............................................   312,391      30,717
    Deoleo SA..............................................    67,678       6,631
#   Distribuidora Internacional de Alimentacion SA.........   295,564     222,872
*   Duro Felguera SA.......................................   704,303       9,494
    Ebro Foods SA..........................................    19,367     380,171
*   eDreams ODIGEO SA......................................    37,385     152,238
    Elecnor SA.............................................    13,501     171,163
    Enagas SA..............................................    95,610   2,534,951
    Ence Energia y Celulosa SA.............................   107,367     901,861
    Endesa SA..............................................    20,253     423,472
    Ercros SA..............................................    85,372     388,015

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SPAIN -- (Continued)
    Euskaltel SA...........................................    61,399 $   514,034
    Faes Farma SA..........................................   148,045     622,542
    Ferrovial SA...........................................     5,641     112,931
    Fluidra SA.............................................    15,617     188,822
*   Fomento de Construcciones y Contratas SA...............    13,031     173,424
*   Global Dominion Access SA..............................    18,105      96,685
    Grifols SA.............................................    13,116     373,678
    Grupo Catalana Occidente SA............................    11,579     478,314
*   Grupo Empresarial San Jose SA..........................     8,089      44,395
*   Grupo Ezentis SA.......................................    71,326      53,931
    Iberdrola S.A..........................................   311,464   2,203,865
    Iberpapel Gestion SA...................................     2,213      75,358
    Iberpapel Gestion SA...................................        22         755
*   Indra Sistemas SA......................................    71,750     709,131
    Laboratorios Farmaceuticos Rovi SA.....................       361       6,671
*   Liberbank SA........................................... 1,668,418     780,695
    Mapfre SA..............................................   647,357   1,934,426
    Mediaset Espana Comunicacion SA........................    92,561     629,400
    Melia Hotels International SA..........................    55,532     570,659
    Miquel y Costas & Miquel SA............................     9,775     320,931
#   Naturgy Energy Group SA................................    31,276     768,690
#   Obrascon Huarte Lain SA................................   108,136     123,437
    Papeles y Cartones de Europa SA........................    28,839     545,732
    Parques Reunidos Servicios Centrales SAU...............       921      11,465
*   Pharma Mar SA..........................................    26,542      32,403
#*  Promotora de Informaciones SA, Class A.................    95,206     172,872
    Prosegur Cia de Seguridad SA...........................   142,922     793,747
*   Quabit Inmobiliaria SA.................................    41,916      80,547
*   Realia Business SA.....................................    41,079      46,065
    Red Electrica Corp. SA.................................    28,152     582,928
    Repsol SA, Sponsored ADR...............................    11,049     197,053
    Repsol SA..............................................   207,751   3,712,266
    Sacyr S.A..............................................   344,950     832,651
*   Siemens Gamesa Renewable Energy SA.....................    10,965     121,437
*   Solaria Energia y Medio Ambiente SA....................    45,965     197,907
#*  Talgo SA...............................................    57,912     294,065
    Tecnicas Reunidas SA...................................    16,106     433,052
    Telefonica SA, Sponsored ADR...........................    94,790     778,226
    Telefonica SA..........................................    82,112     673,571
*   Tubacex SA.............................................    28,307     100,312
#*  Tubos Reunidos SA......................................    77,956      17,527
    Vidrala SA.............................................     7,279     604,470
    Viscofan SA............................................    17,653   1,055,936
*   Vocento SA.............................................    22,864      32,073
    Zardoya Otis SA........................................    88,106     603,151
                                                                      -----------
TOTAL SPAIN................................................            49,000,678
                                                                      -----------
SWEDEN -- (2.6%)
    AAK AB.................................................    43,746     659,399
    Acando AB..............................................    84,854     298,549
    AddLife AB.............................................     3,964      90,865
    AddTech AB, Class B....................................    21,120     431,923
    AF AB, Class B.........................................    35,522     761,845
    Ahlsell AB.............................................    38,631     195,529
    Alfa Laval AB..........................................    12,261     312,841
#   Alimak Group AB........................................    20,985     295,389
#*  Anoto Group AB.........................................    52,149      18,613
#*  Anoto Group AB.........................................     4,010       1,665
*   Arise AB...............................................     1,403       2,678

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWEDEN -- (Continued)
     Arjo AB, Class B....................................... 101,733 $  345,658
     Assa Abloy AB, Class B.................................   3,012     59,911
     Atrium Ljungberg AB, Class B...........................   8,878    150,395
     Attendo AB.............................................  30,368    274,614
 #   Avanza Bank Holding AB.................................   9,313    498,005
     Axfood AB..............................................  19,709    351,589
 *   BE Group AB............................................   6,863     32,627
     Beijer Alma AB.........................................  24,133    363,979
 *   Beijer Electronics Group AB............................   9,082     42,296
     Beijer Ref AB..........................................  16,704    263,804
     Bergman & Beving AB....................................  24,377    228,861
     Betsson AB.............................................  91,942    798,333
     Bilia AB, Class A......................................  81,311    761,603
 #   BillerudKorsnas AB..................................... 135,599  1,606,233
     BioGaia AB, Class B....................................   9,454    382,747
     Biotage AB.............................................  25,366    332,402
     Bjorn Borg AB..........................................  12,600     30,124
     Boliden AB............................................. 124,690  2,847,511
     Bonava AB..............................................   1,161     12,927
     Bonava AB, Class B.....................................  48,818    551,386
     Bravida Holding AB.....................................  29,099    213,779
     Bufab AB...............................................  24,688    249,922
 #   Bulten AB..............................................  17,151    185,522
     Bure Equity AB.........................................  44,130    574,482
 #   Byggmax Group AB.......................................  49,001    199,813
     Catena AB..............................................   5,159    104,813
 *   Cavotec SA.............................................  11,823     27,394
 #   Clas Ohlson AB, Class B................................  20,561    172,798
     Cloetta AB, Class B.................................... 155,807    469,635
 *   Collector AB...........................................  15,782     92,189
     Com Hem Holding AB.....................................  70,218  1,095,507
     Concentric AB..........................................  24,609    330,235
 *   Concordia Maritime AB, Class B.........................   7,177      7,267
     Dios Fastigheter AB....................................  28,855    173,812
     Dometic Group AB....................................... 149,091  1,041,234
 *   Doro AB................................................  12,612     56,428
 #   Duni AB................................................  20,413    229,023
 #   Dustin Group AB........................................  43,704    350,555
     Eastnine AB............................................  16,972    159,278
 #   Elanders AB, Class B...................................   8,383     86,634
     Electrolux AB..........................................  23,576    489,904
     Elekta AB, Class B.....................................  21,378    271,110
 #*  Eltel AB...............................................  39,179     85,051
 *   Enea AB................................................   5,513     64,126
     Essity AB, Class A.....................................   1,404     31,902
     Essity AB, Class B.....................................  23,449    535,140
     Fabege AB..............................................  15,604    199,253
 *   Fastighets AB Balder, Class B..........................   5,442    136,481
 #*  Fingerprint Cards AB, Class B.......................... 225,078    278,221
     Getinge AB, Class B.................................... 113,142  1,109,849
     Granges AB.............................................  69,395    733,651
     Gunnebo AB.............................................  63,741    169,693
     Haldex AB..............................................  23,425    198,154
     Hemfosa Fastigheter AB.................................  27,338    337,742
     Hexagon AB, Class B....................................   8,299    406,183
     Hexpol AB..............................................  39,391    364,526
     HIQ International AB...................................  27,512    154,625
 #   Hoist Finance AB.......................................  37,893    303,878
     Holmen AB, Class B.....................................  72,516  1,660,148

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWEDEN -- (Continued)
     Hufvudstaden AB, Class A...............................   4,223 $   62,431
     Husqvarna AB, Class A..................................  14,210    107,704
     Husqvarna AB, Class B.................................. 100,708    759,887
 #   ICA Gruppen AB.........................................  19,902    704,121
     Indutrade AB...........................................  30,423    730,260
 #   Intrum AB..............................................  11,608    296,077
     Inwido AB..............................................  84,242    561,415
 #   ITAB Shop Concept AB, Class B..........................   3,909      7,677
     JM AB..................................................  57,667  1,093,865
     KappAhl AB.............................................  48,966    140,351
     Karo Pharma AB.........................................   7,061     28,509
     Kindred Group P.L.C....................................  73,728    786,029
     Klovern AB, Class B....................................  97,194    112,145
     KNOW IT AB.............................................  16,143    313,938
     Kungsleden AB..........................................  34,194    239,021
     Lagercrantz Group AB, Class B..........................  27,045    266,046
     Lifco AB, Class B......................................   2,120     90,018
     Lindab International AB................................  60,760    424,529
     Loomis AB, Class B.....................................  41,318  1,277,537
     Lundin Petroleum AB....................................   7,830    238,221
 #*  Medivir AB, Class B....................................  20,006     79,061
     Mekonomen AB...........................................  20,093    235,350
 #   Mekonomen AB...........................................  11,481    134,242
     Millicom International Cellular SA.....................  19,378  1,093,543
     Modern Times Group MTG AB, Class B.....................  11,364    419,487
     Momentum Group AB, Class B.............................  18,706    187,787
 #   MQ Holding AB.......................................... 114,471    154,562
 #   Mycronic AB............................................  36,320    455,554
 #   NCC AB, Class B........................................  15,754    234,757
 *   Net Insight AB, Class B................................ 156,574     47,047
     NetEnt AB..............................................  97,968    502,485
     New Wave Group AB, Class B.............................  52,518    319,269
     Nibe Industrier AB, Class B............................  67,024    699,527
     Nobia AB...............................................  71,128    452,443
     Nobina AB..............................................  87,050    580,850
     Nolato AB, Class B.....................................  15,580    717,395
     Nordea Bank Abp........................................ 212,648  1,848,097
     OEM International AB, Class B..........................   2,983     68,328
     Opus Group AB.......................................... 197,053    120,451
     Oriflame Holding AG....................................  20,411    481,839
     Pandox AB..............................................  35,426    605,211
     Peab AB................................................ 132,508  1,166,410
     Platzer Fastigheter Holding AB, Class B................   4,390     28,346
 #   Pricer AB, Class B..................................... 115,737    129,036
     Proact IT Group AB.....................................   6,447    123,870
 #*  Qliro Group AB.........................................  73,546     97,043
 *   Radisson Hospitality AB................................  34,751    134,173
     Ratos AB, Class B...................................... 188,285    508,516
 *   RaySearch Laboratories AB..............................  13,042    164,369
 *   Recipharm AB, Class B..................................  29,357    434,412
     Resurs Holding AB......................................  26,880    178,066
     Rottneros AB...........................................  89,739    115,428
 #   Saab AB, Class B.......................................  13,465    527,910
     Sagax AB, Class B......................................   7,639    106,555
     Sandvik AB.............................................  34,100    539,080
 *   SAS AB................................................. 236,758    534,592
     Scandi Standard AB.....................................  44,202    270,959
     Scandic Hotels Group AB................................  61,751    564,457
     Sectra AB, Class B.....................................   8,146    212,426

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (Continued)
    Securitas AB, Class B..................................  38,142 $   653,699
    Semcon AB..............................................  16,561      95,919
*   Sensys Gatso Group AB.................................. 376,154      70,162
    Skandinaviska Enskilda Banken AB, Class A.............. 133,806   1,384,678
#   Skandinaviska Enskilda Banken AB, Class C..............   2,822      28,982
    Skanska AB, Class B....................................  14,180     222,904
    SKF AB, Class A........................................   2,752      43,938
    SKF AB, Class B........................................  34,665     555,753
    SkiStar AB.............................................  19,948     519,867
    SSAB AB, Class A.......................................  19,797      79,149
    SSAB AB, Class A.......................................  77,242     308,371
    SSAB AB, Class B....................................... 112,074     362,907
    SSAB AB, Class B....................................... 152,490     494,533
    Svenska Cellulosa AB SCA, Class A......................   3,424      33,126
    Svenska Cellulosa AB SCA, Class B......................  59,894     566,205
#   Svenska Handelsbanken AB, Class A...................... 131,636   1,430,862
#   Svenska Handelsbanken AB, Class B......................   4,398      48,718
    Sweco AB, Class B......................................  15,545     350,498
    Swedbank AB, Class A...................................  69,027   1,552,730
    Swedish Match AB.......................................  10,042     511,526
    Systemair AB...........................................   6,582      69,595
    Tele2 AB, Class B......................................  50,396     572,259
    Telefonaktiebolaget LM Ericsson, Class A...............   2,150      19,066
    Telefonaktiebolaget LM Ericsson, Class B............... 120,880   1,052,473
    Telia Co. AB........................................... 610,745   2,749,263
    Thule Group AB.........................................  34,843     689,912
    Trelleborg AB, Class B.................................  38,265     690,393
    VBG Group AB, Class B..................................   2,151      32,875
    Vitrolife AB...........................................  26,460     391,930
    Volvo AB, Class A......................................  13,728     205,568
    Volvo AB, Class B......................................  65,580     979,382
    Wallenstam AB, Class B.................................  10,991      99,027
    Wihlborgs Fastigheter AB...............................  24,990     281,940
                                                                    -----------
TOTAL SWEDEN...............................................          67,015,182
                                                                    -----------
SWITZERLAND -- (5.5%)
#   ABB, Ltd., Sponsored ADR...............................  16,820     337,409
    ABB, Ltd............................................... 130,956   2,635,036
    Adecco Group AG........................................  21,942   1,074,500
    Allreal Holding AG.....................................  15,878   2,435,713
*   Alpiq Holding AG.......................................   2,682     226,309
    ALSO Holding AG........................................   5,212     590,705
#   ams AG.................................................   2,059      80,213
    APG SGA SA.............................................     752     264,840
*   Arbonia AG.............................................  43,240     542,427
#*  Aryzta AG..............................................  64,086     597,726
    Ascom Holding AG.......................................  24,492     390,596
#   Autoneum Holding AG....................................   2,766     534,620
    Bachem Holding AG, Class B.............................   1,478     172,828
    Baloise Holding AG.....................................  26,119   3,733,268
#   Banque Cantonale de Geneve.............................   1,109     214,149
    Banque Cantonale Vaudoise..............................   1,677   1,253,414
    Barry Callebaut AG.....................................     435     850,240
    Belimo Holding AG......................................     180     805,039
    Bell Food Group AG.....................................   1,470     460,954
    Bellevue Group AG......................................   8,684     188,800
    Berner Kantonalbank AG.................................   2,930     616,508
    BFW Liegenschaften AG..................................   1,001      43,616
    BKW AG.................................................   3,554     225,415

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWITZERLAND -- (Continued)
     Bobst Group SA.........................................   7,808 $  590,199
     Bossard Holding AG, Class A............................   5,361    874,080
     Bucher Industries AG...................................   5,440  1,500,300
     Burckhardt Compression Holding AG......................   2,090    692,557
 #   Burkhalter Holding AG..................................   2,126    166,049
     Calida Holding AG......................................   3,845    119,849
     Carlo Gavazzi Holding AG...............................     252     68,482
     Cembra Money Bank AG...................................  19,956  1,673,663
     Cham Group AG..........................................      17      7,235
     Chocoladefabriken Lindt & Spruengli AG.................       3    239,437
     Cicor Technologies, Ltd................................   1,621     80,996
     Cie Financiere Richemont SA............................  10,410    760,873
     Cie Financiere Tradition SA............................   1,089    114,603
     Clariant AG............................................ 182,599  3,935,534
     Coltene Holding AG.....................................   2,712    276,780
     Conzzeta AG............................................   1,112    994,355
     Credit Suisse Group AG................................. 147,392  1,926,952
 #   Credit Suisse Group AG, Sponsored ADR..................  16,869    218,111
     Daetwyler Holding AG...................................   4,169    632,923
     DKSH Holding AG........................................  17,121  1,154,300
 #   dormakaba Holding AG...................................   1,491  1,075,669
 *   Dottikon Es Holding AG.................................      27     13,742
 #   Dufry AG...............................................  18,609  2,096,859
     EFG International AG................................... 148,468  1,047,256
     Emmi AG................................................   1,664  1,209,459
     EMS-Chemie Holding AG..................................     615    338,847
     Energiedienst Holding AG...............................   1,258     36,837
 #*  Evolva Holding SA...................................... 424,868    109,639
     Feintool International Holding AG......................   1,967    184,310
     Flughafen Zurich AG....................................  16,575  3,275,763
     Forbo Holding AG.......................................     445    653,166
     GAM Holding AG......................................... 158,417    919,950
     Geberit AG.............................................   2,030    794,821
     Georg Fischer AG.......................................   3,296  3,066,419
     Givaudan SA............................................     592  1,434,959
     Gurit Holding AG.......................................     392    355,921
     Helvetia Holding AG....................................   7,972  4,883,053
 #   Hiag Immobilien Holding AG.............................   1,342    158,393
 #   HOCHDORF Holding AG....................................     837    127,640
     Huber & Suhner AG......................................  11,819    809,008
     Implenia AG............................................  13,658    759,254
     Inficon Holding AG.....................................     945    453,235
     Interroll Holding AG...................................     407    752,976
     Intershop Holding AG...................................     374    183,776
     Investis Holding SA....................................     374     22,722
     Julius Baer Group, Ltd.................................  52,401  2,389,735
     Jungfraubahn Holding AG................................     745     97,992
     Kardex AG..............................................   5,120    665,549
     Komax Holding AG.......................................   2,903    795,148
 #   Kudelski SA............................................  29,355    206,643
     Kuehne + Nagel International AG........................   2,059    286,169
     LafargeHolcim, Ltd.....................................   6,464    299,350
     LafargeHolcim, Ltd.....................................  28,089  1,293,170
 *   Lastminute.com NV......................................   2,003     36,752
     LEM Holding SA.........................................     251    286,902
     Liechtensteinische Landesbank AG.......................   7,405    477,815
     Logitech International SA..............................  27,082  1,002,692
     Logitech International SA..............................  29,864  1,102,579
     Lonza Group AG.........................................   4,389  1,380,075

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWITZERLAND -- (Continued)
     Luzerner Kantonalbank AG...............................   2,158 $1,082,093
 *   MCH Group AG...........................................     200      5,557
 #   Meier Tobler Group AG..................................   2,683     46,489
     Metall Zug AG..........................................     151    445,929
 #*  Meyer Burger Technology AG............................. 138,380     72,445
     Mikron Holding AG......................................   4,766     43,159
     Mobilezone Holding AG..................................  18,548    205,783
     Mobimo Holding AG......................................   4,908  1,092,926
     Nestle SA.............................................. 110,012  9,287,552
     Novartis AG, Sponsored ADR.............................  73,269  6,408,107
     Novartis AG............................................  52,784  4,622,416
     OC Oerlikon Corp. AG................................... 184,029  2,190,164
 *   Orascom Development Holding AG.........................  10,410    152,919
 #   Orell Fuessli Holding AG...............................     184     17,604
     Orior AG...............................................   4,080    360,389
 #   Panalpina Welttransport Holding AG.....................   5,126    626,399
     Partners Group Holding AG..............................   1,784  1,270,127
     Phoenix Mecano AG......................................     463    250,822
     Plazza AG, Class A.....................................     757    168,394
     PSP Swiss Property AG..................................   7,266    701,074
 #   Rieter Holding AG......................................   2,697    364,082
     Romande Energie Holding SA.............................      81     96,519
 #   Schaffner Holding AG...................................     330     88,414
     Schindler Holding AG...................................     763    158,443
 *   Schmolz + Bickenbach AG................................ 449,892    330,244
     Schweiter Technologies AG..............................     894  1,015,740
     SFS Group AG...........................................  10,035    984,387
     SGS SA.................................................     229    543,886
     Siegfried Holding AG...................................   3,194  1,281,168
     Sika AG................................................  19,620  2,515,725
     Sonova Holding AG......................................   5,419    883,753
     St Galler Kantonalbank AG..............................   1,657    815,917
     Straumann Holding AG...................................   2,325  1,587,060
     Sulzer AG..............................................  11,393  1,143,551
     Sunrise Communications Group AG........................  28,781  2,533,357
     Swatch Group AG (The)..................................   2,683    906,246
     Swatch Group AG (The)..................................   4,759    317,667
     Swiss Life Holding AG..................................   6,834  2,577,885
     Swiss Prime Site AG....................................  30,156  2,446,959
     Swiss Re AG............................................  24,776  2,235,605
     Swisscom AG............................................   5,467  2,503,239
     Swissquote Group Holding SA............................   7,592    394,711
     Tamedia AG.............................................   2,036    239,515
     Tecan Group AG.........................................   2,850    642,925
     Temenos AG.............................................  15,719  2,160,372
     Thurgauer Kantonalbank.................................     690     70,893
     Tornos Holding AG......................................   5,138     41,876
 #   u-blox Holding AG......................................   5,295    663,492
     UBS Group AG...........................................  91,512  1,279,074
 #*  UBS Group AG........................................... 152,898  2,125,282
     Valiant Holding AG.....................................  12,334  1,392,743
     Valora Holding AG......................................   3,136    784,520
     Vaudoise Assurances Holding SA.........................     990    497,486
     Vetropack Holding AG...................................     182    416,599
     Vifor Pharma AG........................................   3,664    529,554
 *   Von Roll Holding AG....................................   8,846     10,778
     Vontobel Holding AG....................................  22,978  1,425,673
     VP Bank AG.............................................   3,101    499,059
     VZ Holding AG..........................................   1,013    286,966

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
SWITZERLAND -- (Continued)
    Walliser Kantonalbank..................................     741 $     83,122
#   Ypsomed Holding AG.....................................   1,711      229,657
    Zehnder Group AG.......................................   9,201      368,123
    Zug Estates Holding AG, Class B........................     166      280,969
    Zuger Kantonalbank AG..................................      51      294,683
    Zurich Insurance Group AG..............................  14,099    4,377,473
                                                                    ------------
TOTAL SWITZERLAND..........................................          142,861,588
                                                                    ------------
UNITED KINGDOM -- (14.5%)
    3i Group P.L.C......................................... 280,549    3,141,393
    4imprint Group P.L.C...................................   1,592       36,770
    888 Holdings P.L.C..................................... 181,616      429,567
    A.G. Barr P.L.C........................................  73,880      721,269
    AA P.L.C............................................... 199,306      254,730
*   Acacia Mining P.L.C.................................... 139,309      272,446
    Admiral Group P.L.C....................................  25,512      655,812
    Aggreko P.L.C.......................................... 182,731    2,002,632
#   Anglo American P.L.C................................... 450,994    9,625,735
    Anglo Pacific Group P.L.C..............................  95,643      159,109
    Anglo-Eastern Plantations P.L.C........................   5,452       40,145
    Antofagasta P.L.C......................................  54,524      545,786
#   Arrow Global Group P.L.C............................... 162,912      397,777
#   Ashmore Group P.L.C.................................... 145,839      655,437
    Ashtead Group P.L.C....................................  97,961    2,418,348
    Associated British Foods P.L.C.........................  11,073      337,580
    Auto Trader Group P.L.C................................ 368,002    1,922,943
    AVEVA Group P.L.C......................................  18,431      616,519
    Aviva P.L.C............................................ 761,211    4,159,929
    Avon Rubber P.L.C......................................  12,274      187,882
    B&M European Value Retail SA........................... 228,620    1,216,545
    Babcock International Group P.L.C...................... 368,806    2,876,027
    BAE Systems P.L.C...................................... 200,216    1,342,505
    Balfour Beatty P.L.C...................................  89,853      301,861
    Bank of Georgia Group P.L.C............................  32,894      656,409
    Barclays P.L.C., Sponsored ADR......................... 259,966    2,285,101
    Barclays P.L.C......................................... 257,747      567,895
    Barratt Developments P.L.C............................. 562,148    3,687,112
    BBA Aviation P.L.C..................................... 373,754    1,146,173
    Beazley P.L.C.......................................... 266,178    1,787,214
    Bellway P.L.C..........................................  81,946    3,005,583
    Berkeley Group Holdings P.L.C. (The)...................  51,343    2,294,687
    BHP Billiton P.L.C.....................................   3,376       67,347
    BHP Billiton P.L.C., ADR...............................  83,946    3,378,827
    Bloomsbury Publishing P.L.C............................   6,483       15,944
    Bodycote P.L.C......................................... 137,495    1,396,291
    Bovis Homes Group P.L.C................................ 118,149    1,460,317
    BP P.L.C., Sponsored ADR............................... 244,019   10,583,111
    BP P.L.C............................................... 310,044    2,239,671
    Braemar Shipping Services P.L.C........................  15,684       45,950
    Brewin Dolphin Holdings P.L.C.......................... 241,191    1,013,421
    British American Tobacco P.L.C.........................  47,024    2,038,503
    Britvic P.L.C.......................................... 134,752    1,360,410
    BT Group P.L.C.........................................  46,311      141,805
*   BTG P.L.C..............................................  52,028      366,503
    Bunzl P.L.C............................................  25,249      744,844
    Burberry Group P.L.C...................................  26,801      620,158
*   Cairn Energy P.L.C..................................... 565,125    1,419,164
*   Capita P.L.C........................................... 101,493      166,219
    Capital & Counties Properties P.L.C.................... 101,607      324,192

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
    UNITED KINGDOM -- (Continued)
*   Carclo P.L.C...........................................    14,621 $   14,991
    Card Factory P.L.C.....................................   211,874    498,941
    CareTech Holdings P.L.C................................    28,978    146,577
    Carnival P.L.C.........................................     4,660    253,996
#   Carnival P.L.C., ADR...................................     4,899    271,943
    Carr's Group P.L.C.....................................    10,633     20,336
    Castings P.L.C.........................................     9,986     49,278
    Centamin P.L.C.........................................   893,952  1,135,226
    Centaur Media P.L.C....................................     3,412      1,577
    Centrica P.L.C.........................................   369,046    693,173
    Chemring Group P.L.C...................................   212,059    494,302
    Chesnara P.L.C.........................................    56,292    247,287
    Cineworld Group P.L.C..................................   667,594  2,509,639
*   Circassia Pharmaceuticals P.L.C........................    36,010     25,797
    Clarkson P.L.C.........................................    11,831    359,314
    Close Brothers Group P.L.C.............................   115,762  2,174,261
    CLS Holdings P.L.C.....................................    51,811    143,715
    CMC Markets P.L.C......................................    91,464    137,170
*   Cobham P.L.C...........................................   927,313  1,272,876
    Coca-Cola HBC AG.......................................    38,901  1,149,081
    Communisis P.L.C.......................................   141,257    128,302
    Computacenter P.L.C....................................    56,226    789,044
    Connect Group P.L.C....................................    58,525     25,484
    Consort Medical P.L.C..................................    20,452    291,072
    Costain Group P.L.C....................................    92,740    444,564
*   Countrywide P.L.C......................................   159,900     21,395
    Cranswick P.L.C........................................    29,051  1,072,549
    Crest Nicholson Holdings P.L.C.........................   230,469  1,002,632
    Croda International P.L.C..............................    20,689  1,274,357
    CYBG P.L.C.............................................   394,649  1,355,934
    Daejan Holdings P.L.C..................................     1,943    145,687
    Daily Mail & General Trust P.L.C., Class A.............    80,082    714,979
#   Dairy Crest Group P.L.C................................   133,534    814,788
    DCC P.L.C..............................................    17,872  1,531,822
    De La Rue P.L.C........................................    33,691    206,639
#   Debenhams P.L.C........................................ 2,660,698    303,265
    Devro P.L.C............................................   142,992    299,965
    DFS Furniture P.L.C....................................    47,136    125,346
    Diageo P.L.C., Sponsored ADR...........................     2,940    406,190
*   Dialight P.L.C.........................................     4,794     23,818
    Dignity P.L.C..........................................    29,242    372,373
    Diploma P.L.C..........................................    90,419  1,516,232
    Direct Line Insurance Group P.L.C......................   740,527  3,111,901
    DiscoverIE Group P.L.C.................................    24,275    110,576
    Dixons Carphone P.L.C..................................   923,011  1,995,574
    Domino's Pizza Group P.L.C.............................   283,175  1,024,471
    Drax Group P.L.C.......................................   372,424  1,907,636
    DS Smith P.L.C.........................................   444,057  2,228,097
    Dunelm Group P.L.C.....................................    58,420    445,195
    easyJet P.L.C..........................................    37,817    579,348
*   EI Group P.L.C.........................................   513,543  1,090,718
    Electrocomponents P.L.C................................   293,057  2,320,263
    Elementis P.L.C........................................   306,518    800,850
*   EnQuest P.L.C.......................................... 1,475,572    511,685
    Entertainment One, Ltd.................................   154,800    809,173
    Equiniti Group P.L.C...................................    29,609     81,449
    Essentra P.L.C.........................................   185,137    902,434
    esure Group P.L.C......................................   238,956    850,147
    Euromoney Institutional Investor P.L.C.................    15,789    255,861

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
UNITED KINGDOM -- (Continued)
    Evraz P.L.C............................................   128,908 $   893,166
    Experian P.L.C.........................................    52,061   1,197,361
    FDM Group Holdings P.L.C...............................     8,532      93,525
    Ferguson P.L.C.........................................    13,813     931,241
    Ferrexpo P.L.C.........................................   296,611     789,620
*   Findel P.L.C...........................................    25,996      83,175
*   Firstgroup P.L.C....................................... 1,479,014   1,608,024
*   Flybe Group P.L.C......................................    63,418       8,279
    Foxtons Group P.L.C....................................   154,604      92,093
    Fresnillo P.L.C........................................       219       2,375
    Fuller Smith & Turner P.L.C., Class A..................     7,612      93,128
    G4S P.L.C..............................................   320,483     879,519
    Galliford Try P.L.C....................................   103,526   1,153,499
    Games Workshop Group P.L.C.............................    18,463     725,223
*   Gem Diamonds, Ltd......................................   267,121     355,288
*   Genel Energy P.L.C.....................................    26,206      72,576
    Genus P.L.C............................................    21,090     595,855
*   Georgia Capital P.L.C..................................    24,268     362,648
    Glencore P.L.C.........................................   904,238   3,679,942
    Go-Ahead Group P.L.C. (The)............................    44,581     876,469
    Gocompare.Com Group P.L.C..............................    94,361     100,127
    Grafton Group P.L.C....................................   112,609   1,040,284
    Grainger P.L.C.........................................   197,594     682,649
#   Greencore Group P.L.C..................................   443,169   1,072,586
    Greene King P.L.C......................................   274,647   1,690,284
    Greggs P.L.C...........................................   104,571   1,550,714
*   Gulf Keystone Petroleum, Ltd...........................   140,196     398,090
*   Gulf Marine Services P.L.C.............................    12,484       6,563
    GVC CVR................................................   462,551      64,031
    GVC Holdings P.L.C.....................................   177,707   2,128,639
    Halfords Group P.L.C...................................   190,403     748,403
    Halma P.L.C............................................   134,243   2,278,154
    Hargreaves Lansdown P.L.C..............................    31,344     747,235
    Hastings Group Holdings P.L.C..........................    88,946     210,217
    Hays P.L.C.............................................   831,499   1,741,270
    Headlam Group P.L.C....................................    36,145     208,051
    Helical P.L.C..........................................   189,864     751,967
    Henry Boot P.L.C.......................................    24,543      82,909
    Hikma Pharmaceuticals P.L.C............................    28,079     681,055
    Hill & Smith Holdings P.L.C............................    61,177     773,511
    Hilton Food Group P.L.C................................     6,128      72,195
    Hiscox, Ltd............................................   142,496   2,959,989
    Hochschild Mining P.L.C................................   247,271     497,762
    HomeServe P.L.C........................................   146,450   1,777,790
    Howden Joinery Group P.L.C.............................   301,976   1,808,142
    HSBC Holdings P.L.C....................................   158,693   1,305,980
    HSBC Holdings P.L.C., Sponsored ADR....................   263,605  10,831,529
*   Hunting P.L.C..........................................   127,774   1,096,350
    Huntsworth P.L.C.......................................    68,679      97,841
    Ibstock P.L.C..........................................   267,328     766,428
    IG Group Holdings P.L.C................................   185,355   1,430,967
    IMI P.L.C..............................................   155,183   1,967,483
    Inchcape P.L.C.........................................   219,130   1,513,461
*   Indivior P.L.C.........................................   156,209     375,950
    Informa P.L.C..........................................   125,353   1,143,919
    Inmarsat P.L.C.........................................   106,125     617,163
    InterContinental Hotels Group P.L.C....................     8,307     435,857
#   InterContinental Hotels Group P.L.C., ADR..............     5,053     271,671
    Intermediate Capital Group P.L.C.......................   100,471   1,220,281

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    International Consolidated Airlines Group SA...........    96,420 $  743,349
    International Personal Finance P.L.C...................   136,305    310,641
#*  Interserve P.L.C.......................................   654,990    404,691
    Intertek Group P.L.C...................................    23,108  1,384,547
    Investec P.L.C.........................................   299,735  1,853,131
*   IP Group P.L.C.........................................   217,610    297,137
    ITE Group P.L.C........................................   405,149    294,373
    ITV P.L.C..............................................   234,522    445,187
    IWG P.L.C..............................................   390,069  1,144,735
    J D Wetherspoon P.L.C..................................    51,635    815,073
    J Sainsbury P.L.C......................................   604,471  2,401,605
    James Fisher & Sons P.L.C..............................    31,638    684,768
    Jardine Lloyd Thompson Group P.L.C.....................    54,508  1,313,473
    JD Sports Fashion P.L.C................................   214,435  1,117,589
    John Laing Group P.L.C.................................   114,680    456,342
    John Menzies P.L.C.....................................    70,679    470,095
    John Wood Group P.L.C..................................   536,701  4,891,626
    Johnson Matthey P.L.C..................................    22,833    865,684
*   JPJ Group P.L.C........................................    33,961    266,867
    Jupiter Fund Management P.L.C..........................   218,507    940,457
    Just Group P.L.C.......................................   516,182    585,048
    KAZ Minerals P.L.C.....................................   194,533  1,284,446
    KCOM Group P.L.C.......................................   370,922    436,879
    Keller Group P.L.C.....................................    65,307    540,126
#   Kier Group P.L.C.......................................    58,814    658,325
    Kin and Carta P.L.C....................................   157,083    191,153
    Kingfisher P.L.C.......................................   396,028  1,285,967
*   Lamprell P.L.C.........................................   280,829    226,192
    Lancashire Holdings, Ltd...............................   204,309  1,540,250
    Legal & General Group P.L.C............................   457,957  1,469,528
*   Liberty Global P.L.C., Class A.........................    12,962    332,216
*   Liberty Global P.L.C., Class C.........................    31,782    795,821
    Lloyds Banking Group P.L.C............................. 6,130,340  4,473,546
    Lloyds Banking Group P.L.C., ADR.......................   139,093    399,197
    London Stock Exchange Group P.L.C......................    15,430    850,168
*   Lonmin P.L.C...........................................   229,955    142,643
    Lookers P.L.C..........................................   269,758    329,584
    Low & Bonar P.L.C......................................   340,869    135,634
    LSL Property Services P.L.C............................    20,195     64,513
    Man Group P.L.C........................................   925,824  1,836,934
*   Management Consulting Group P.L.C......................    88,249      2,144
    Marks & Spencer Group P.L.C............................   464,141  1,755,469
    Marshalls P.L.C........................................   160,807    884,989
    Marston's P.L.C........................................ 1,087,187  1,378,833
    McBride P.L.C..........................................   138,819    224,447
    McCarthy & Stone P.L.C.................................   220,053    379,943
    Mears Group P.L.C......................................    82,339    373,482
    Mediclinic International P.L.C.........................   136,246    654,788
    Meggitt P.L.C..........................................   504,289  3,411,821
    Melrose Industries P.L.C............................... 1,070,021  2,303,323
    Merlin Entertainments P.L.C............................   111,392    460,027
    Micro Focus International P.L.C........................    27,102    420,141
    Millennium & Copthorne Hotels P.L.C....................   120,611    730,634
    Mitchells & Butlers P.L.C..............................   240,832    798,491
    Mitie Group P.L.C......................................   227,234    422,105
    MJ Gleeson P.L.C.......................................     7,755     69,235
    Mondi P.L.C............................................    43,037  1,013,472
    Moneysupermarket.com Group P.L.C.......................   276,883  1,037,879
    Morgan Advanced Materials P.L.C........................   226,693    798,167

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Morgan Sindall Group P.L.C.............................    25,407 $  385,068
#*  Mothercare P.L.C.......................................   116,452     29,021
    N Brown Group P.L.C....................................   178,636    310,616
    National Express Group P.L.C...........................   258,412  1,320,401
    NCC Group P.L.C........................................    66,220    165,866
    NEX Group P.L.C........................................   146,441  2,123,756
    Next P.L.C.............................................     6,961    462,439
    Norcros P.L.C..........................................    25,367     69,632
    Northgate P.L.C........................................   131,732    634,446
*   Nostrum Oil & Gas P.L.C................................     8,423     22,122
*   Ocado Group P.L.C......................................    47,332    516,615
    On the Beach Group P.L.C...............................    95,956    524,981
    OneSavings Bank P.L.C..................................   143,953    685,715
*   Ophir Energy P.L.C.....................................   559,406    294,666
    Oxford Instruments P.L.C...............................    35,630    427,399
    Pagegroup P.L.C........................................   184,462  1,182,397
    Paragon Banking Group P.L.C............................   390,632  2,122,881
    PayPoint P.L.C.........................................    28,183    284,507
    Pearson P.L.C..........................................    65,146    748,393
    Pearson P.L.C., Sponsored ADR..........................    16,220    184,908
    Pendragon P.L.C........................................ 1,196,608    411,597
    Pennon Group P.L.C.....................................    96,547    919,761
    Persimmon P.L.C........................................    63,695  1,864,169
#*  Petra Diamonds, Ltd....................................   820,864    411,280
    Petrofac, Ltd..........................................   160,588  1,180,887
*   Petropavlovsk P.L.C.................................... 1,424,714    120,487
    Pets at Home Group P.L.C...............................   406,648    571,067
    Phoenix Group Holdings.................................   393,647  3,025,626
    Photo-Me International P.L.C...........................   144,647    204,521
    Playtech P.L.C.........................................   139,732    854,442
    Polypipe Group P.L.C...................................   168,211    796,177
    Porvair P.L.C..........................................       501      2,853
*   Premier Foods P.L.C.................................... 1,789,533    871,175
*   Premier Oil P.L.C......................................   786,981  1,079,625
*   Provident Financial P.L.C..............................    53,122    346,283
    Prudential P.L.C., ADR.................................     2,030     80,855
    Prudential P.L.C.......................................    55,436  1,110,030
    PZ Cussons P.L.C.......................................   127,968    357,097
    QinetiQ Group P.L.C....................................   510,268  1,807,435
    Quilter P.L.C..........................................   198,108    293,118
    Randgold Resources, Ltd................................     2,547    200,331
    Rank Group P.L.C.......................................   109,083    222,938
    Rathbone Brothers P.L.C................................    22,970    675,771
*   Raven Property Group, Ltd..............................    43,071     24,827
*   REA Holdings P.L.C.....................................     1,822      6,037
    Reach P.L.C............................................   772,768    667,294
    Reckitt Benckiser Group P.L.C..........................     6,876    556,021
    Redrow P.L.C...........................................   180,907  1,221,484
    RELX P.L.C., Sponsored ADR.............................    35,523    698,382
    RELX P.L.C.............................................     1,141     22,577
    Renewi P.L.C...........................................   854,238    559,925
    Renishaw P.L.C.........................................    17,997    967,080
*   Renold P.L.C...........................................    12,120      4,768
    Rentokil Initial P.L.C.................................   549,881  2,217,467
#   Restaurant Group P.L.C. (The)..........................   101,764    312,566
#   Rhi Magnesita NV.......................................     7,622    381,214
    Ricardo P.L.C..........................................    26,159    237,613
    Rightmove P.L.C........................................   306,268  1,767,955
    Rio Tinto P.L.C........................................     5,471    265,621

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
UNITED KINGDOM -- (Continued)
#   Rio Tinto P.L.C., Sponsored ADR........................    62,149 $ 3,063,324
    RM P.L.C...............................................    21,895      55,205
    Robert Walters P.L.C...................................    31,545     235,253
    Rolls-Royce Holdings P.L.C.............................   125,627   1,347,247
    Rotork P.L.C...........................................   437,306   1,674,497
    Royal Bank of Scotland Group P.L.C.....................   179,218     539,536
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR.....    34,419     209,956
    Royal Dutch Shell P.L.C., Class A......................    67,483   2,149,892
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......   161,774  10,222,486
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......   102,022   6,703,866
    Royal Dutch Shell P.L.C., Class B......................     6,539     213,256
    Royal Mail P.L.C.......................................   479,310   2,200,477
    RPC Group P.L.C........................................   295,695   2,882,193
    RPS Group P.L.C........................................   158,396     316,871
    RSA Insurance Group P.L.C..............................   105,081     755,748
    Saga P.L.C.............................................   894,985   1,362,783
    Sage Group P.L.C. (The)................................   118,808     826,061
    Savills P.L.C..........................................   117,491   1,087,397
    Schroders P.L.C........................................     7,255     248,284
    Schroders P.L.C........................................     4,732     135,074
    SDL P.L.C..............................................    41,891     245,311
    Senior P.L.C...........................................   341,631   1,189,891
    Severfield P.L.C.......................................    65,902      58,685
    Severn Trent P.L.C.....................................    17,651     419,465
    Shire P.L.C., ADR......................................     3,402     618,484
    Shire P.L.C............................................     8,763     528,855
    SIG P.L.C..............................................   585,916     839,160
#   Smith & Nephew P.L.C., Sponsored ADR...................    23,126     760,383
    Smith & Nephew P.L.C...................................    40,935     665,392
    Smiths Group P.L.C.....................................    55,681     992,543
    Soco International P.L.C...............................   272,956     292,684
    Softcat P.L.C..........................................    47,255     389,796
    Spectris P.L.C.........................................    50,464   1,380,681
    Speedy Hire P.L.C......................................   258,982     186,061
    Spirax-Sarco Engineering P.L.C.........................    21,792   1,800,017
    Spire Healthcare Group P.L.C...........................   344,920     517,650
    Spirent Communications P.L.C...........................   321,554     485,552
    Sportech P.L.C.........................................    45,735      31,802
*   Sports Direct International P.L.C......................   175,158     730,115
    SSE P.L.C..............................................    89,650   1,306,687
    SSP Group P.L.C........................................   239,840   2,044,836
    St James's Place P.L.C.................................    62,285     804,925
    St. Modwen Properties P.L.C............................   289,680   1,382,829
    Stagecoach Group P.L.C.................................   383,990     750,774
    Standard Chartered P.L.C...............................   311,400   2,182,511
    Standard Life Aberdeen P.L.C...........................   220,663     762,135
    SThree P.L.C...........................................    66,842     261,524
    Stobart Group, Ltd.....................................   150,261     407,589
    Stock Spirits Group P.L.C..............................    72,235     184,039
    Superdry P.L.C.........................................    43,269     446,431
    Synthomer P.L.C........................................   166,018     941,709
    TalkTalk Telecom Group P.L.C...........................   176,147     269,377
    Tate & Lyle P.L.C......................................   234,845   2,019,216
    Taylor Wimpey P.L.C....................................   914,409   1,882,793
    Ted Baker P.L.C........................................    20,439     478,427
    Telecom Plus P.L.C.....................................    50,877     793,907
    Tesco P.L.C............................................ 1,185,455   3,228,495
    Thomas Cook Group P.L.C................................   850,887     489,409
    Topps Tiles P.L.C......................................    82,834      66,385

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
UNITED KINGDOM -- (Continued)
    TP ICAP P.L.C..........................................   544,486 $    2,017,178
    Travis Perkins P.L.C...................................   203,348      2,872,026
    Trifast P.L.C..........................................    39,779         97,930
    TT Electronics P.L.C...................................    90,893        248,049
    TUI AG.................................................    44,549        739,126
*   Tullow Oil P.L.C....................................... 1,072,019      3,075,691
    U & I Group P.L.C......................................   131,215        384,023
    UDG Healthcare P.L.C...................................     7,849         63,303
    Ultra Electronics Holdings P.L.C.......................    63,422      1,165,805
    United Utilities Group P.L.C...........................    36,035        333,926
    Urban & Civic P.L.C....................................     4,784         18,057
*   Vectura Group P.L.C....................................   618,295        561,683
    Vesuvius P.L.C.........................................   116,628        809,176
    Victrex P.L.C..........................................    43,643      1,476,277
    Vitec Group P.L.C. (The)...............................    12,644        198,690
    Vodafone Group P.L.C................................... 1,755,059      3,300,455
    Vodafone Group P.L.C., Sponsored ADR...................   142,624      2,699,876
*   Volex P.L.C............................................     2,165          2,149
    Weir Group P.L.C (The).................................     8,516        172,334
    WH Smith P.L.C.........................................    56,421      1,402,476
    Whitbread P.L.C........................................    15,605        877,431
    William Hill P.L.C.....................................   481,604      1,294,642
    Wincanton P.L.C........................................    34,495         91,353
*   Wizz Air Holdings P.L.C................................     3,856        126,473
    Wm Morrison Supermarkets P.L.C.........................   869,166      2,753,683
    WPP P.L.C., Sponsored ADR..............................    10,444        589,146
    WPP P.L.C..............................................    29,086        329,129
    Xaar P.L.C.............................................    26,794         49,891
    XP Power, Ltd..........................................     4,192        136,169
                                                                      --------------
TOTAL UNITED KINGDOM.......................................              374,828,589
                                                                      --------------
UNITED STATES -- (0.1%)
    International Flavors & Fragrances, Inc................     1,433        206,907
*   Linde P.L.C............................................     9,317      1,528,588
TOTAL UNITED STATES........................................                1,735,495
                                                                      --------------
TOTAL COMMON STOCKS........................................            2,415,862,979
                                                                      --------------
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
    Bayerische Motoren Werke AG............................     7,568        569,995
    Biotest AG.............................................    12,291        325,968
    Draegerwerk AG & Co. KGaA..............................     6,934        372,229
    Fuchs Petrolub SE......................................    28,799      1,333,097
    Henkel AG & Co. KGaA...................................     2,922        319,242
    Jungheinrich AG........................................    28,691        950,586
    Porsche Automobil Holding SE...........................    26,419      1,680,116
    Sartorius AG...........................................     6,448        932,659
    Schaeffler AG..........................................     2,972         31,316
    Sixt SE................................................    11,719        805,354
    STO SE & Co. KGaA......................................     1,007        104,064
    Villeroy & Boch AG.....................................     8,449        137,643
    Volkswagen AG..........................................    25,998      4,367,740
                                                                      --------------
TOTAL GERMANY..............................................               11,930,009
                                                                      --------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.......................................... 3,705,464          4,736

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                Shares      Value>>
                                                              ---------- --------------
UNITED KINGDOM -- (Continued)
      Rolls-Royce Holdings P.L.C.............................  5,778,842 $        7,387
                                                                         --------------
TOTAL UNITED KINGDOM.........................................                    12,123
                                                                         --------------
TOTAL PREFERRED STOCKS.......................................                11,942,132
                                                                         --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13...........................      1,270              0
                                                                         --------------
CANADA -- (0.0%)
*     Tervita Corp. Warrants 07/19/20........................      2,554            582
                                                                         --------------
FRANCE -- (0.0%)
*     Archos Warrants 12/31/18...............................     19,979             91
                                                                         --------------
JAPAN -- (0.0%)
*     Akatsuki Corp. Rights 12/25/18.........................     12,800          8,848
                                                                         --------------
NORWAY -- (0.0%)
*     Magnora ASA Rights 11/09/18............................      8,878          5,634
                                                                         --------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23.................    926,726              0
                                                                         --------------
SPAIN -- (0.0%)
*     Banco Santander SA Rights 11/01/18.....................    955,782         37,132
*     Vidrala SA Rights 11/12/18.............................      7,153         28,761
                                                                         --------------
TOTAL SPAIN..................................................                    65,893
                                                                         --------------
SWEDEN -- (0.0%)
#*    Dustin Group AB Rights 11/07/18........................     17,083          2,677
                                                                         --------------
TOTAL RIGHTS/WARRANTS........................................                    83,725
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             2,427,888,836
                                                                         --------------

                                                                            Value+
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (6.4%)
@(S)  DFA Short Term Investment Fund......................... 14,384,285    166,426,178
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,443,694,396)......................................            $2,594,315,014
                                                                         ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           Investments in Securities (Market Value)
                                                        ----------------------------------------------
                                                          Level 1      Level 2    Level 3    Total
                                                        ------------ ------------ ------- ------------
Common Stocks
   Australia........................................... $  3,915,769 $152,573,764   --    $156,489,533
   Austria.............................................           --   18,505,728   --      18,505,728
   Belgium.............................................      475,543   33,422,193   --      33,897,736
   Canada..............................................  228,521,561          500   --     228,522,061
   China...............................................           --       53,266   --          53,266
   Denmark.............................................           --   46,806,122   --      46,806,122
   Finland.............................................           --   52,678,697   --      52,678,697
   France..............................................      526,119  168,422,488   --     168,948,607

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                          Level 1       Level 2     Level 3     Total
                                                        ------------ -------------- ------- --------------
   Germany............................................. $  4,110,759 $  146,182,976   --    $  150,293,735
   Hong Kong...........................................      222,276     63,007,365   --        63,229,641
   Ireland.............................................    2,051,961     13,810,152   --        15,862,113
   Israel..............................................    1,248,656     19,495,860   --        20,744,516
   Italy...............................................      448,095     72,732,643   --        73,180,738
   Japan...............................................   11,112,486    602,893,546   --       614,006,032
   Netherlands.........................................    6,692,002     54,874,583   --        61,566,585
   New Zealand.........................................      239,976     12,977,965   --        13,217,941
   Norway..............................................      281,540     26,800,911   --        27,082,451
   Portugal............................................           --      9,465,826   --         9,465,826
   Singapore...........................................        8,002     24,792,269   --        24,800,271
   South Africa........................................           --      1,069,848   --         1,069,848
   Spain...............................................    1,839,159     47,161,519   --        49,000,678
   Sweden..............................................      135,907     66,879,275   --        67,015,182
   Switzerland.........................................   10,191,488    132,670,100   --       142,861,588
   United Kingdom......................................   55,409,849    319,418,740   --       374,828,589
   United States.......................................    1,735,495             --   --         1,735,495
Preferred Stocks
   Germany.............................................           --     11,930,009   --        11,930,009
   United Kingdom......................................           --         12,123   --            12,123
Rights/Warrants
   Canada..............................................           --            582   --               582
   France..............................................           --             91   --                91
   Japan...............................................           --          8,848   --             8,848
   Norway..............................................           --          5,634   --             5,634
   Spain...............................................           --         65,893   --            65,893
   Sweden..............................................           --          2,677   --             2,677
Securities Lending Collateral..........................           --    166,426,178   --       166,426,178
                                                        ------------ --------------   --    --------------
TOTAL.................................................. $329,166,643 $2,265,148,371   --    $2,594,315,014
                                                        ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares  Value>>
                                                              ------- --------
  COMMON STOCKS -- (98.3%)
  AUSTRALIA -- (4.9%)
      Accent Group, Ltd......................................  58,588 $ 51,848
      Ainsworth Game Technology, Ltd.........................  27,497   19,928
  *   Alkane Resources, Ltd..................................  46,527    7,418
      AMP, Ltd............................................... 130,937  229,602
      Ansell, Ltd............................................  24,999  412,141
      AP Eagers, Ltd.........................................  17,709   92,158
      Apollo Tourism & Leisure, Ltd..........................  10,266   10,266
      ARQ Group, Ltd.........................................  21,121   32,815
      Asaleo Care, Ltd.......................................  69,622   34,541
      AUB Group, Ltd.........................................   4,290   41,038
      Ausdrill, Ltd..........................................  92,129  112,298
      Austal, Ltd............................................  71,408   90,766
  *   Austin Engineering, Ltd................................  60,306    9,187
  *   Australian Agricultural Co., Ltd....................... 100,941   94,656
      Australian Finance Group, Ltd..........................  12,891   12,804
      Australian Pharmaceutical Industries, Ltd..............  83,687   90,900
      Australian Vintage, Ltd................................  55,331   21,791
      Auswide Bank, Ltd......................................   2,707    9,954
      AVJennings, Ltd........................................  21,750    9,326
      Baby Bunting Group, Ltd................................  11,571   18,060
      Bank of Queensland, Ltd................................  77,847  533,633
  *   Base Resources, Ltd.................................... 116,490   20,321
      Beach Energy, Ltd...................................... 379,085  472,187
  *   Beadell Resources, Ltd................................. 165,633    6,629
      Bega Cheese, Ltd.......................................  35,478  150,270
      Bell Financial Group, Ltd..............................  35,130   25,160
      Bendigo & Adelaide Bank, Ltd...........................  98,410  715,099
      Bingo Industries, Ltd..................................  11,323   19,221
      BlueScope Steel, Ltd...................................  94,666  970,385
      Boral, Ltd............................................. 214,235  853,463
      Brickworks, Ltd........................................  15,540  186,067
      BWX, Ltd...............................................  11,988   21,659
      Cabcharge Australia, Ltd...............................  25,878   37,880
      Caltex Australia, Ltd..................................  37,506  750,451
      Capilano Honey, Ltd....................................   1,390   19,435
  *   Cardno, Ltd............................................  46,369   33,421
  *   Cash Converters International, Ltd..................... 185,464   34,828
      Cedar Woods Properties, Ltd............................  12,073   45,342
      Cleanaway Waste Management, Ltd........................ 428,442  547,693
      Codan, Ltd.............................................  10,864   23,138
      Collins Foods, Ltd.....................................  20,876   94,821
  *   Cooper Energy, Ltd..................................... 293,501   96,784
      CSR, Ltd...............................................  91,879  230,481
  *   Decmil Group, Ltd......................................  50,244   27,250
      Domain Holdings Australia, Ltd.........................  40,869   71,898
  *   Doray Minerals, Ltd....................................  45,144   11,391
      Downer EDI, Ltd........................................ 128,833  634,291
      DWS, Ltd...............................................   9,297    7,707
      Eclipx Group, Ltd......................................  61,114  105,150
      Elanor Investor Group..................................   9,341   12,968
      Elders, Ltd............................................  17,355   89,847
  *   Energy World Corp., Ltd................................ 217,995   25,546
      EQT Holdings, Ltd......................................   3,890   61,854
      Estia Health, Ltd......................................  42,677   61,859
      EVENT Hospitality and Entertainment, Ltd...............  16,148  153,610
      Evolution Mining, Ltd.................................. 209,374  443,159
      Fairfax Media, Ltd..................................... 419,619  190,967

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  AUSTRALIA -- (Continued)
      Finbar Group, Ltd......................................  16,583 $  9,995
      Fleetwood Corp., Ltd. (6341855)........................  20,567   32,408
      G8 Education, Ltd......................................  36,160   52,616
      GBST Holdings, Ltd.....................................   7,067    8,546
      Genworth Mortgage Insurance Australia, Ltd.............  59,684   95,323
      Global Construction Services, Ltd......................  67,640   30,667
      GrainCorp, Ltd., Class A...............................  50,444  294,882
      Greencross, Ltd........................................  20,818   66,867
      GWA Group, Ltd.........................................  35,049   68,542
      Harvey Norman Holdings, Ltd............................ 111,502  252,409
      Healthscope, Ltd....................................... 323,143  484,822
      Helloworld Travel, Ltd.................................   6,616   25,856
  *   Horizon Oil, Ltd....................................... 289,312   29,604
      HT&E, Ltd..............................................  54,342   74,884
      Huon Aquaculture Group, Ltd............................   4,197   13,487
  *   Imdex, Ltd.............................................  64,661   52,675
      Incitec Pivot, Ltd..................................... 297,255  823,652
      Independence Group NL.................................. 109,553  314,481
      IOOF Holdings, Ltd.....................................  58,822  284,505
      IPH, Ltd...............................................  17,569   67,447
      IVE Group, Ltd.........................................  16,896   24,449
      Japara Healthcare, Ltd.................................  50,504   40,278
  #   JB Hi-Fi, Ltd..........................................   3,368   54,882
      Jupiter Mines, Ltd.....................................  90,742   20,264
      Link Administration Holdings, Ltd......................  72,619  386,995
  *   Lucapa Diamond Co., Ltd................................  98,965   15,444
  *   Lynas Corp., Ltd.......................................  70,192  103,868
      MACA, Ltd..............................................  47,140   40,220
  *   Macmahon Holdings, Ltd................................. 171,639   28,614
      MaxiTRANS Industries, Ltd..............................  29,804   11,412
  *   Mayne Pharma Group, Ltd................................ 247,624  196,929
      McPherson's, Ltd.......................................  19,400   19,171
  *   Mesoblast, Ltd.........................................  56,302   79,898
      Metals X, Ltd..........................................  39,014   12,895
      Metcash, Ltd........................................... 178,959  349,768
      Michael Hill International, Ltd........................  12,726    5,904
      Michael Hill International, Ltd........................  35,939   16,798
      Mineral Resources, Ltd.................................  26,350  267,371
  *   MMA Offshore, Ltd...................................... 199,841   33,942
      Monash IVF Group, Ltd..................................  26,751   17,176
      Money3 Corp., Ltd......................................  20,036   23,179
      Mortgage Choice, Ltd...................................  16,038   13,730
      Myer Holdings, Ltd..................................... 166,883   53,874
      MYOB Group, Ltd........................................  82,108  196,355
      MyState, Ltd...........................................  15,257   49,724
      Navigator Global Investments, Ltd......................  21,454   68,253
  *   NetComm Wireless, Ltd..................................  27,646   13,032
      New Hope Corp., Ltd....................................  48,414  113,545
      Nine Entertainment Co. Holdings, Ltd................... 135,796  163,087
  *   NRW Holdings, Ltd......................................  69,032   90,662
      Nufarm, Ltd............................................  42,746  172,859
  *   OneMarket, Ltd.........................................  26,668   15,494
      oOh!media, Ltd.........................................  38,210  128,397
      Orica, Ltd.............................................  52,426  638,751
      Orora, Ltd............................................. 209,617  499,553
      OZ Minerals, Ltd.......................................  67,726  434,458
      Pacific Current Group, Ltd.............................   8,711   38,002
      Pacific Energy, Ltd....................................  47,860   18,479
      Pact Group Holdings, Ltd...............................  28,369   70,129

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value>>
                                                            --------- -----------
AUSTRALIA -- (Continued)
*   Panoramic Resources, Ltd...............................    79,564 $    23,454
    Paragon Care, Ltd......................................    31,051      15,177
    Peet, Ltd..............................................    63,144      49,518
*   Peninsula Energy, Ltd..................................    50,597       7,933
*   Perseus Mining, Ltd....................................   282,700      72,456
    Pioneer Credit, Ltd....................................     6,528      14,163
    Premier Investments, Ltd...............................    19,763     230,413
    Primary Health Care, Ltd...............................   116,909     220,090
*   Prime Media Group, Ltd.................................    41,520       7,635
    QMS Media, Ltd.........................................    32,974      21,734
    Qube Holdings, Ltd.....................................   249,661     434,145
*   Quintis, Ltd...........................................    48,109       2,345
*   Ramelius Resources, Ltd................................    97,936      28,846
    RCR Tomlinson, Ltd.....................................    45,840      29,495
    Resolute Mining, Ltd...................................   159,907     118,215
    Ridley Corp., Ltd......................................    58,051      59,705
    Ruralco Holdings, Ltd..................................     9,807      20,106
    RXP Services, Ltd......................................    37,395      12,214
    Sandfire Resources NL..................................    29,617     140,040
    Scottish Pacific Group, Ltd............................     3,834      11,777
    Select Harvests, Ltd...................................    21,658      79,371
*   Senex Energy, Ltd......................................   103,342      29,573
    Servcorp, Ltd..........................................     9,721      24,227
    Service Stream, Ltd....................................    42,137      47,520
    Seven Group Holdings, Ltd..............................    22,169     280,069
    Seven West Media, Ltd..................................   174,143      96,514
    Sigma Healthcare, Ltd..................................   198,428      73,287
*   Silver Lake Resources, Ltd.............................   101,360      37,173
    Sims Metal Management, Ltd.............................    38,162     306,006
    Southern Cross Electrical Engineering, Ltd.............    14,718       7,008
    Southern Cross Media Group, Ltd........................   107,450      87,057
    SpeedCast International, Ltd...........................    40,831     104,387
*   Stanmore Coal, Ltd.....................................    33,371      19,417
    Star Entertainment Grp, Ltd. (The).....................   161,320     543,997
    Steadfast Group, Ltd...................................   145,759     307,356
*   Sundance Energy Australia, Ltd......................... 1,422,367      84,218
    Sunland Group, Ltd.....................................    37,093      40,612
    Super Retail Group, Ltd................................    27,118     139,067
*   Superloop, Ltd.........................................    16,309      20,128
    Tassal Group, Ltd......................................    36,455     106,761
    TPG Telecom, Ltd.......................................    58,659     298,679
    Villa World, Ltd.......................................    20,592      29,336
*   Virgin Australia Holdings, Ltd.........................   220,246      31,239
    Virtus Health, Ltd.....................................    14,910      53,140
    Vita Group, Ltd........................................    10,007       7,385
*   Vocus Group, Ltd.......................................    83,905     204,744
    Webster, Ltd...........................................    12,558      14,230
    Western Areas, Ltd.....................................    49,215      78,668
*   Westgold Resources, Ltd................................    52,493      40,988
    Whitehaven Coal, Ltd...................................   132,284     456,945
    WorleyParsons, Ltd.....................................    69,074     714,449
    WPP AUNZ, Ltd..........................................    65,277      25,952
                                                                      -----------
TOTAL AUSTRALIA............................................            22,707,835
                                                                      -----------
AUSTRIA -- (0.7%)
    Agrana Beteiligungs AG.................................     3,056      60,883
    Austria Technologie & Systemtechnik AG.................     7,093     168,014
    EVN AG.................................................     8,083     141,288
    Porr AG................................................     1,672      45,265

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRIA -- (Continued)
     Raiffeisen Bank International AG.......................  27,085 $  738,168
 *   Semperit AG Holding....................................     782     12,916
     Strabag SE.............................................   2,843     99,963
     UBM Development AG.....................................     988     42,315
     UNIQA Insurance Group AG...............................  34,746    324,505
     Verbund AG.............................................  11,629    468,093
     Vienna Insurance Group AG Wiener Versicherung Gruppe...   7,650    203,158
     Voestalpine AG.........................................  10,404    369,238
     Wienerberger AG........................................  21,092    485,137
 *   Zumtobel Group AG......................................   1,309     11,870
                                                                     ----------
 TOTAL AUSTRIA..............................................          3,170,813
                                                                     ----------
 BELGIUM -- (1.1%)
     Ackermans & van Haaren NV..............................   4,011    631,481
     Ageas..................................................  32,566  1,629,442
 *   AGFA-Gevaert NV........................................  36,204    161,639
     Atenor.................................................     876     49,650
     Banque Nationale de Belgique...........................      33     96,444
     Barco NV...............................................   1,214    138,234
     Bekaert SA.............................................   5,175    111,767
     Cie d'Entreprises CFE..................................   1,395    147,914
     Cie Immobiliere de Belgique SA.........................     201     11,688
     Colruyt SA.............................................   3,678    213,854
     Deceuninck NV..........................................  15,841     37,001
     D'ieteren SA...........................................   3,681    145,588
     Euronav NV.............................................  35,584    331,347
     EVS Broadcast Equipment SA.............................     872     19,384
 *   Exmar NV...............................................   8,225     55,443
     Jensen-Group NV........................................     937     32,885
     Ontex Group NV.........................................  16,190    310,305
     Orange Belgium SA......................................   6,896    123,841
     Picanol................................................     480     43,089
     Proximus SADP..........................................  14,943    380,716
     Recticel SA............................................  10,448     81,280
     Resilux................................................     214     31,246
     Sioen Industries NV....................................   1,845     44,770
     Sipef NV...............................................   1,098     64,044
     TER Beke SA............................................     132     21,479
 *   Tessenderlo Group SA...................................   6,868    241,773
                                                                     ----------
 TOTAL BELGIUM..............................................          5,156,304
                                                                     ----------
 BRAZIL -- (2.1%)
     Aliansce Shopping Centers SA...........................  36,078    169,847
 *   Alliar Medicos A Frente SA.............................   8,300     26,719
     Anima Holding SA.......................................   6,600     29,528
     BrasilAgro - Co. Brasileira de Propriedades Agricolas..   8,900     33,959
 *   BRF SA.................................................  16,700     98,275
     CCR SA................................................. 220,425    649,755
     Cia de Locacao das Americas............................  10,900     89,947
     Cia Hering.............................................  27,200    165,546
 *   Cia Siderurgica Nacional SA............................ 140,700    361,816
 *   Construtora Tenda SA...................................  13,921    106,722
 *   Cosan Logistica SA.....................................  32,578    111,526
     Cosan SA...............................................  42,094    364,781
     CSU Cardsystem SA......................................   4,000      7,954
     Cyrela Brazil Realty SA Empreendimentos e
     Participacoes..........................................  73,400    287,959
 *   Direcional Engenharia SA...............................  32,100     61,586
     Duratex SA.............................................  93,795    289,589

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 BRAZIL -- (Continued)
     Embraer SA.............................................  87,289 $  490,920
     Embraer SA, Sponsored ADR..............................  17,660    393,288
     Estacio Participacoes SA...............................  34,100    211,940
 *   Even Construtora e Incorporadora SA....................  55,700     71,692
     Ez Tec Empreendimentos e Participacoes SA..............  14,904     96,036
     Fibria Celulose SA.....................................  38,805    749,198
     Fras-Le SA.............................................   7,200      8,455
 *   Gafisa SA..............................................  11,207     35,534
     Gerdau SA..............................................   8,500     29,624
     Grendene SA............................................  63,700    124,781
     Guararapes Confeccoes SA...............................   1,800     64,329
     Iguatemi Empresa de Shopping Centers SA................  18,298    191,068
     Industrias Romi SA.....................................   4,100      8,560
     International Meal Co. Alimentacao SA, Class A.........  38,953     70,129
     Iochpe-Maxion SA.......................................  29,526    153,759
 *   Kepler Weber SA........................................   3,800     12,049
     Kroton Educacional SA.................................. 337,007  1,034,158
 *   Magnesita Refratarios SA...............................   7,240    109,140
     Mahle-Metal Leve SA....................................   9,500     54,833
     Marcopolo SA...........................................  31,900     25,801
 *   Mills Estruturas e Servicos de Engenharia SA...........  27,900     23,541
     Movida Participacoes SA................................  20,869     44,245
     MRV Engenharia e Participacoes SA......................  80,100    272,058
     Multiplan Empreendimentos Imobiliarios SA..............  59,352    366,813
     Porto Seguro SA........................................  28,084    410,374
     Portobello SA..........................................  25,600     35,702
     Qualicorp Consultoria e Corretora de Seguros SA........  42,100    162,902
     Restoque Comercio e Confeccoes de Roupas SA............   3,837     30,469
     Santos Brasil Participacoes SA.........................  72,800     69,836
     Sao Martinho SA........................................  36,952    192,629
     Ser Educacional SA.....................................  19,293     80,822
     SLC Agricola SA........................................  15,900    243,873
 *   Springs Global Participacoes SA........................   5,000      9,150
     Sul America SA.........................................  76,686    511,034
     T4F Entretenimento SA..................................   9,300     17,868
 *   Terra Santa Agro SA....................................   2,100      7,054
     Tupy SA................................................  18,296     86,035
     Usinas Siderurgicas de Minas Gerais SA.................  24,000     82,547
     Valid Solucoes e Servicos de Seguranca em Meios
       de Pagamento e Identificacao S.A.....................  18,559     76,001
 *   Vulcabras Azaleia SA...................................   9,400     15,761
                                                                     ----------
 TOTAL BRAZIL...............................................          9,529,517
                                                                     ----------
 CANADA -- (5.9%)
 *   5N Plus, Inc...........................................  15,800     35,526
     Acadian Timber Corp....................................   1,500     19,439
     Aecon Group, Inc.......................................  13,600    195,562
     AGF Management, Ltd., Class B..........................  16,600     67,966
     AGT Food & Ingredients, Inc............................   2,300     30,645
 *   Air Canada.............................................  10,207    193,681
     AirBoss of America Corp................................   3,100     27,834
     AKITA Drilling, Ltd., Class A..........................   4,455     15,027
 *   Alacer Gold Corp.......................................  78,423    128,079
     Alamos Gold, Inc., Class A.............................  89,895    359,184
     Alamos Gold, Inc., Class A.............................   1,380      5,506
     Alcanna, Inc...........................................   7,900     56,409
     Algoma Central Corp....................................   2,700     24,448
     AltaGas, Ltd...........................................  66,629    837,639
 *   Americas Silver Corp...................................   8,600     17,116

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  CANADA -- (Continued)
  *   Amerigo Resources, Ltd.................................  25,000 $ 18,611
  *   Argonaut Gold, Inc.....................................  31,640   31,004
  *   Asanko Gold, Inc.......................................  25,370   19,464
  *   Athabasca Oil Corp.....................................  92,302   89,746
      AutoCanada, Inc........................................   3,678   27,911
  *   B2Gold Corp............................................ 190,000  469,064
  *   Baytex Energy Corp..................................... 110,743  226,289
      Birchcliff Energy, Ltd.................................  64,084  202,019
  *   Black Diamond Group, Ltd...............................   9,300   21,970
  *   BlackPearl Resources, Inc..............................  68,400   62,349
  *   BNK Petroleum, Inc.....................................  31,000    9,066
      Bonterra Energy Corp...................................   6,394   71,932
  *   BSM Technologies, Inc..................................   8,500    6,134
      Caledonia Mining Corp. P.L.C...........................   1,100    5,983
  *   Calfrac Well Services, Ltd.............................  22,700   77,940
      Cameco Corp............................................  78,221  837,796
      Canaccord Genuity Group, Inc...........................  23,900  125,269
      Canadian Western Bank..................................  18,280  425,184
  *   Canfor Corp............................................  13,400  192,483
      Canfor Pulp Products, Inc..............................   5,700   95,343
      CanWel Building Materials Group, Ltd...................  12,157   44,696
  *   Capstone Mining Corp...................................  75,200   27,990
      Cardinal Energy, Ltd...................................  28,829   85,187
      Cascades, Inc..........................................  18,537  144,190
  *   Celestica, Inc.........................................  13,739  142,611
  *   Celestica, Inc.........................................  13,781  142,997
  *   Centerra Gold, Inc.....................................  52,546  205,163
      Cervus Equipment Corp..................................   2,400   21,312
      CES Energy Solutions Corp..............................  41,771  110,738
      Chesswood Group, Ltd...................................   1,300    9,875
  *   China Gold International Resources Corp., Ltd..........  61,049   83,473
      Clearwater Seafoods, Inc...............................   5,300   22,022
      Cogeco Communications, Inc.............................   4,000  196,133
      Cogeco, Inc............................................   1,200   56,333
  *   Copper Mountain Mining Corp............................  45,910   33,130
      Corus Entertainment, Inc., Class B.....................   5,772   21,747
      Cott Corp..............................................  27,520  414,331
      Crescent Point Energy Corp.............................  94,651  447,210
  *   Delphi Energy Corp.....................................  52,500   22,732
  *   Detour Gold Corp.......................................  42,622  314,375
      Dorel Industries, Inc., Class B........................   7,000  114,429
  *   DREAM Unlimited Corp., Class A.........................  17,400   95,826
  *   Dundee Precious Metals, Inc............................  32,900   85,971
      Dynacor Gold Mines, Inc................................   5,700    6,798
  *   Echelon Financial Holdings, Inc........................   2,200   18,383
      ECN Capital Corp.......................................  78,997  209,426
      E-L Financial Corp., Ltd...............................     200  123,392
  *   Eldorado Gold Corp.....................................  91,454   61,134
      Element Fleet Management Corp..........................  66,112  389,204
  *   Endeavour Mining Corp..................................  13,700  210,113
  *   Endeavour Silver Corp..................................   9,720   19,566
      Enerflex, Ltd..........................................  17,399  209,880
  *   Energy Fuels, Inc......................................  20,200   67,515
      Enerplus Corp..........................................  39,787  370,231
      Ensign Energy Services, Inc............................  33,162  129,227
      Equitable Group, Inc...................................   2,653  121,924
  *   Essential Energy Services Trust........................  18,500    5,621
      Exchange Income Corp...................................   1,500   34,433
      Exco Technologies, Ltd.................................   6,700   46,976

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               Shares  Value>>
                                                               ------- --------
 CANADA -- (Continued)
 *   EXFO, Inc................................................   7,100 $ 19,847
     Fiera Capital Corp.......................................   9,900   93,176
 *   Fortuna Silver Mines, Inc................................  36,945  140,321
 *   Frontera Energy Corp.....................................   3,165   41,304
 *   GDI Integrated Facility Services, Inc....................   1,700   22,663
 *   Gear Energy, Ltd.........................................  28,000   17,866
     Genworth MI Canada, Inc..................................  12,471  409,337
     GMP Capital, Inc.........................................   7,200   10,556
     goeasy, Ltd..............................................     700   22,934
 *   GoldMoney, Inc...........................................   8,400   15,059
 *   Gran Tierra Energy, Inc..................................  82,360  252,126
     Granite Oil Corp.........................................   5,100    4,649
 *   Guyana Goldfields, Inc...................................  34,600   46,521
 *   Heroux-Devtek, Inc.......................................   7,600   71,933
     High Arctic Energy Services, Inc.........................   6,500   17,479
     High Liner Foods, Inc....................................   6,800   43,751
 *   Home Capital Group, Inc..................................   8,554   84,796
     Horizon North Logistics, Inc.............................  39,300   77,319
     Hudbay Minerals, Inc.....................................  51,753  203,246
     Hudson's Bay Co..........................................  27,300  175,647
 *   IAMGOLD Corp............................................. 107,172  367,972
 *   Indigo Books & Music, Inc................................   2,900   30,400
     Industrial Alliance Insurance & Financial Services, Inc..  24,408  862,888
 *   Interfor Corp............................................  15,644  173,023
 *   Intertain Group, Ltd. (The)..............................   3,800   32,849
     K-Bro Linen, Inc.........................................   1,300   36,725
 *   Kelt Exploration, Ltd....................................  30,390  140,356
 *   Kinross Gold Corp........................................ 267,353  694,555
     KP Tissue, Inc...........................................   1,600    8,702
     Laurentian Bank of Canada................................  10,568  333,629
 *   Leagold Mining Corp......................................  11,400   12,643
     Leon's Furniture, Ltd....................................   5,300   69,730
     Linamar Corp.............................................  10,485  434,150
     Lundin Mining Corp....................................... 147,011  604,147
     Magellan Aerospace Corp..................................   2,979   42,995
 *   Major Drilling Group International, Inc..................  17,900   63,363
     Maple Leaf Foods, Inc....................................  16,400  372,985
     Martinrea International, Inc.............................  21,000  181,693
     Maxar Technologies, Ltd..................................   8,182  122,315
     Mediagrif Interactive Technologies, Inc..................   2,900   23,351
 *   MEG Energy Corp..........................................  55,409  443,205
     Melcor Developments, Ltd.................................   4,500   47,856
     Mountain Province Diamonds, Inc..........................  12,200   20,573
     Mullen Group, Ltd........................................  21,438  223,100
     Nevsun Resources, Ltd....................................  70,114  311,570
     North American Construction Group, Ltd...................   5,900   62,879
 *   NuVista Energy, Ltd......................................  38,400  154,598
 *   Obsidian Energy, Ltd..................................... 112,964   82,377
     OceanaGold Corp.......................................... 142,528  410,332
     Osisko Gold Royalties, Ltd...............................  27,528  210,781
 *   Painted Pony Energy, Ltd.................................  17,827   28,302
     Pan American Silver Corp.................................  29,608  436,096
 *   Paramount Resources, Ltd., Class A.......................  16,672  121,829
 *   Pengrowth Energy Corp....................................  99,442   68,740
     Peyto Exploration & Development Corp.....................  31,169  254,286
 *   PHX Energy Services Corp.................................  11,400   24,247
     Pizza Pizza Royalty Corp.................................   4,500   28,816
     Polaris Infrastructure, Inc..............................   3,600   29,233
 *   Precision Drilling Corp..................................  77,200  186,483

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value>>
                                                            --------- -----------
CANADA -- (Continued)
*   Premier Gold Mines, Ltd................................    31,683 $    41,395
*   Pretium Resources, Inc.................................    31,363     251,581
    Quarterhill, Inc.......................................    24,899      31,019
    Reitmans Canada, Ltd., Class A.........................    10,700      30,886
    Rocky Mountain Dealerships, Inc........................     4,200      32,542
    Rogers Sugar, Inc......................................    18,600      75,024
*   Roxgold, Inc...........................................    15,200       9,468
    Russel Metals, Inc.....................................     9,553     176,627
*   Sandstorm Gold, Ltd....................................    41,599     153,889
    Secure Energy Services, Inc............................    35,690     232,611
*   SEMAFO, Inc............................................    70,408     154,032
*   Seven Generations Energy, Ltd., Class A................    50,319     539,330
    ShawCor, Ltd...........................................    12,972     235,308
*   Sierra Wireless, Inc...................................     7,964     143,557
    Sprott, Inc............................................     5,182      11,848
*   SSR Mining, Inc........................................    28,816     282,365
    Stantec, Inc...........................................    11,885     309,302
*   Storm Resources, Ltd...................................    16,400      29,774
*   Street Capital Group, Inc..............................     9,000       5,674
    Stuart Olson, Inc......................................     4,700      17,744
    Superior Plus Corp.....................................    34,384     308,985
    Supremex, Inc..........................................     3,300       7,495
    Surge Energy, Inc......................................    59,557      92,291
*   Tahoe Resources, Inc...................................    66,848     157,923
*   Tamarack Valley Energy, Ltd............................    49,438     133,317
*   Taseko Mines, Ltd......................................    51,903      35,484
*   Teranga Gold Corp......................................    20,300      55,667
    Tidewater Midstream and Infrastructure, Ltd............    51,074      55,479
    Timbercreek Financial Corp.............................    14,543      99,645
*   TMAC Resources, Inc....................................     6,500      24,490
    TORC Oil & Gas, Ltd....................................    38,837     159,602
*   Torex Gold Resources, Inc..............................    20,006     182,211
    Torstar Corp., Class B.................................     7,900       5,821
    Total Energy Services, Inc.............................    10,432      75,519
    Tourmaline Oil Corp....................................    59,293     864,769
    TransAlta Corp.........................................    68,610     362,216
    Transcontinental, Inc., Class A........................    14,600     240,330
    TransGlobe Energy Corp.................................    19,000      44,453
*   Trican Well Service, Ltd...............................    39,575      54,112
*   Trinidad Drilling, Ltd.................................    59,757      75,352
*   Trisura Group, Ltd.....................................     1,400      27,629
    Uni-Select, Inc........................................    10,500     172,840
    VersaBank..............................................     3,835      20,538
    Wajax Corp.............................................     4,300      76,335
    West Fraser Timber Co., Ltd............................    10,188     511,857
    Western Forest Products, Inc...........................    83,255     111,306
    WestJet Airlines, Ltd..................................     2,556      37,240
    Whitecap Resources, Inc................................    93,868     459,197
    Yamana Gold, Inc.......................................   223,460     507,536
*   Yangarra Resources, Ltd................................    16,000      45,699
                                                                      -----------
TOTAL CANADA...............................................            27,189,530
                                                                      -----------
CHILE -- (0.3%)
    Besalco SA.............................................    11,628       9,329
    CAP SA.................................................    15,899     153,094
*   Cia Sud Americana de Vapores SA........................ 3,372,880     100,729
    Empresa Nacional de Telecomunicaciones SA..............    14,904     107,808
*   Empresas AquaChile SA..................................    25,817      17,722
    Empresas Hites SA......................................    12,280       9,528

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares    Value>>
                                                            ---------- ----------
CHILE -- (Continued)
*   Empresas La Polar SA...................................    604,208 $   29,447
    Grupo Security SA......................................    236,229     97,296
    Inversiones Aguas Metropolitanas SA....................     58,895     81,086
    Itau CorpBanca......................................... 18,449,805    170,507
    Itau CorpBanca, ADR....................................        900     11,664
    Masisa SA..............................................    372,415     19,868
    PAZ Corp. SA...........................................     12,816     18,891
    Ripley Corp. SA........................................    159,706    135,070
    Salfacorp SA...........................................     78,027    110,517
    Sigdo Koppers SA.......................................     32,022     49,703
*   SMU SA.................................................     32,179      8,498
    Sociedad Matriz SAAM SA................................    862,403     74,116
    Socovesa SA............................................     54,873     28,546
    Vina Concha y Toro SA..................................     58,420    109,950
                                                                       ----------
TOTAL CHILE................................................             1,343,369
                                                                       ----------
CHINA -- (7.5%)
*   21Vianet Group, Inc., ADR..............................     12,995    141,321
    Agile Group Holdings, Ltd..............................    334,000    383,748
*   Aluminum Corp. of China, Ltd., Class H.................    796,000    289,780
    AMVIG Holdings, Ltd....................................     64,000     15,995
    Angang Steel Co., Ltd., Class H........................    226,000    193,265
*   Anton Oilfield Services Group..........................    432,000     61,088
*   Art Group Holdings, Ltd................................    215,000      8,694
    Asia Cement China Holdings Corp........................    100,500     85,930
*   Asia Resources Holdings, Ltd...........................    490,000      5,026
    AVIC International Holdings, Ltd., Class H.............     88,000     42,669
    AviChina Industry & Technology Co., Ltd., Class H......    502,000    335,225
    BAIC Motor Corp., Ltd., Class H........................    398,000    224,680
    Bank of Chongqing Co., Ltd., Class H...................    124,500     71,996
    Bank of Tianjin Co., Ltd., Class H.....................     63,000     32,264
#*  Bank of Zhengzhou Co., Ltd., Class H...................     28,000     14,405
*   Baoye Group Co., Ltd., Class H.........................     46,000     24,690
    BBMG Corp., Class H....................................    454,000    125,591
    Beijing Capital International Airport Co., Ltd.,
      Class H..............................................    198,000    214,958
    Beijing Capital Land, Ltd., Class H....................    276,000     93,714
#*  Beijing Enterprises Clean Energy Group, Ltd............  2,900,000     36,717
    Beijing Enterprises Holdings, Ltd......................    111,500    604,548
*   Beijing Enterprises Medical & Health Group, Ltd........    972,000     38,535
    Beijing Enterprises Water Group, Ltd...................    762,000    389,122
#   Beijing North Star Co., Ltd., Class H..................    176,000     46,538
*   Beijing Properties Holdings, Ltd.......................    452,000     13,435
#   Beijing Urban Construction Design & Development Group
      Co., Ltd., Class H...................................     83,000     25,871
#   Best Pacific International Holdings, Ltd...............     46,000     11,703
    Binhai Investment Co., Ltd.............................     52,000      8,264
*   Bitauto Holdings, Ltd., ADR............................      4,420     84,422
    Brilliant Circle Holdings International, Ltd...........     80,000      9,056
    BYD Electronic International Co., Ltd..................    138,500    162,978
    Cabbeen Fashion, Ltd...................................     48,000     12,972
*   Capital Environment Holdings, Ltd......................  1,066,000     22,086
*   CAR, Inc...............................................    162,000    128,776
    Carrianna Group Holdings Co., Ltd......................    118,000     12,680
    Central China Real Estate, Ltd.........................    207,000     75,639
    Central China Securities Co., Ltd., Class H............    270,000     64,891
*   CGN Meiya Power Holdings Co., Ltd......................    292,000     38,434
*   Chanjet Information Technology Co., Ltd., Class H......     13,600     14,778
    Chaowei Power Holdings, Ltd............................    164,000     70,609
#*  Chiho Environmental Group, Ltd.........................     94,000     27,325

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                             --------- --------
CHINA -- (Continued)
    China Agri-Industries Holdings, Ltd.....................   513,000 $171,937
#   China Aoyuan Property Group, Ltd........................   293,000  172,000
*   China Beidahuang Industry Group Holdings, Ltd...........   344,000    8,802
    China BlueChemical, Ltd., Class H.......................   446,000  152,889
    China Cinda Asset Management Co., Ltd., Class H......... 1,794,000  440,396
    China Coal Energy Co., Ltd., Class H....................   460,000  206,555
    China Communications Services Corp., Ltd., Class H......   610,000  494,326
    China Conch Venture Holdings, Ltd.......................   307,500  865,177
    China Development Bank Financial Leasing Co., Ltd.,
      Class H...............................................   108,000   18,763
*   China Dynamics Holdings, Ltd............................   520,000    6,664
    China Eastern Airlines Corp., Ltd., Class H.............   200,000  111,003
    China Electronics Huada Technology Co., Ltd.............   240,000   21,152
    China Electronics Optics Valley Union Holding Co., Ltd..   656,000   36,525
    China Energy Engineering Corp., Ltd., Class H........... 1,348,000  130,824
    China Everbright Water, Ltd.............................    61,600   15,573
*   China Fiber Optic Network System Group, Ltd.............   344,000   12,283
    China Financial Services Holdings, Ltd..................   244,000   15,334
#   China Galaxy Securities Co., Ltd., Class H..............   665,500  335,256
*   China Glass Holdings, Ltd...............................    94,000    6,726
    China Hanking Holdings, Ltd.............................   103,000   11,996
#   China Harmony New Energy Auto Holding, Ltd..............   209,500   83,417
#   China Hongqiao Group, Ltd...............................   250,000  167,604
*   China Huiyuan Juice Group, Ltd..........................   110,500   10,674
#   China International Marine Containers Group Co., Ltd.,
      Class H...............................................    74,800   66,039
    China Jinmao Holdings Group, Ltd........................   944,000  397,752
    China Lesso Group Holdings, Ltd.........................   358,000  189,115
    China Merchants Land, Ltd...............................   330,000   42,655
*   China Modern Dairy Holdings, Ltd........................   370,000   46,346
    China National Building Material Co., Ltd., Class H.....   962,200  691,788
    China New Town Development Co., Ltd.....................   462,500   11,279
    China NT Pharma Group Co., Ltd..........................    71,000   10,622
*   China Nuclear Energy Technology Corp., Ltd..............    80,000    6,031
    China Oil & Gas Group, Ltd.............................. 1,360,000   93,714
#   China Oriental Group Co., Ltd...........................   232,000  184,077
    China Overseas Grand Oceans Group, Ltd..................   394,500  122,277
*   China Pioneer Pharma Holdings, Ltd......................    35,000    6,791
*   China Properties Group, Ltd.............................   101,000   13,543
    China Reinsurance Group Corp., Class H.................. 1,163,000  222,881
    China Resources Cement Holdings, Ltd....................   418,000  371,049
*   China Ruifeng Renewable Energy Holdings, Ltd............   152,000   10,858
*   China Rundong Auto Group, Ltd...........................    44,000   14,210
    China Sanjiang Fine Chemicals Co., Ltd..................   169,000   38,705
    China SCE Group Holdings, Ltd...........................   409,000  139,823
    China Singyes Solar Technologies Holdings, Ltd..........   159,000   43,592
    China South City Holdings, Ltd..........................   732,000  107,589
    China Southern Airlines Co., Ltd., Class H..............   330,000  179,879
    China State Construction International Holdings, Ltd....   380,000  271,742
    China Sunshine Paper Holdings Co., Ltd..................   110,500   18,533
*   China Tianrui Group Cement Co., Ltd.....................    32,000   26,413
    China Traditional Chinese Medicine Holdings Co., Ltd....   352,000  224,745
    China Travel International Investment Hong Kong, Ltd....   538,000  144,622
    China Vast Industrial Urban Development Co., Ltd........    68,000   26,511
#*  China Water Industry Group, Ltd.........................   260,000   38,210
#   China XLX Fertiliser, Ltd...............................   112,000   40,704
    China ZhengTong Auto Services Holdings, Ltd.............   255,500  122,615
#   China Zhongwang Holdings, Ltd...........................   432,000  192,234
    Chinasoft International, Ltd............................   430,000  253,395
    Chongqing Rural Commercial Bank Co., Ltd., Class H......   560,000  309,341
    Chu Kong Shipping Enterprise Group Co., Ltd.............    78,000   17,735

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               Shares   Value>>
                                                              --------- --------
CHINA -- (Continued)
    CIFI Holdings Group Co., Ltd.............................   698,000 $292,850
*   CIMC-TianDa Holdings Co., Ltd............................   380,000   12,094
*   CITIC Dameng Holdings, Ltd...............................   249,000   12,114
    CITIC Resources Holdings, Ltd............................   702,000   57,452
    Citychamp Watch & Jewellery Group, Ltd...................   214,000   43,963
    Clear Media, Ltd.........................................    36,000   10,037
*   Coastal Greenland, Ltd...................................   292,000    8,734
*   COFCO Meat Holdings, Ltd.................................   456,000   66,472
    Cogobuy Group............................................   142,000   48,538
#   Colour Life Services Group Co., Ltd......................    44,000   21,259
#*  Comba Telecom Systems Holdings, Ltd......................   386,193   54,411
    Concord New Energy Group, Ltd............................ 1,350,000   53,481
#*  COSCO SHIPPING Development Co., Ltd., Class H............   845,000   86,445
#   COSCO SHIPPING Energy Transportation Co., Ltd., Class H..   348,000  190,665
#   Cosmo Lady China Holdings Co., Ltd.......................   148,000   62,289
    CP Pokphand Co., Ltd..................................... 1,350,000  117,132
#   CPMC Holdings, Ltd.......................................   100,000   32,946
*   CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H................................................    38,000   25,936
    CT Environmental Group, Ltd..............................   532,000   24,152
    Da Ming International Holdings, Ltd......................    72,000   22,986
    Dah Chong Hong Holdings, Ltd.............................   220,000   74,610
    Dawnrays Pharmaceutical Holdings, Ltd....................   184,000   42,311
#*  Differ Group Holding Co., Ltd............................   190,000   12,634
#*  Dongfang Electric Corp., Ltd., Class H...................    94,400   50,695
    Dongyue Group, Ltd.......................................   213,000  114,114
*   eHi Car Services, Ltd., Sponsored ADR....................     7,508   90,622
    EVA Precision Industrial Holdings, Ltd...................   164,000   13,018
    Everbright Securities Co., Ltd., Class H.................    55,000   48,215
*   Fang Holdings, Ltd., ADR.................................    41,556   84,359
    Fantasia Holdings Group Co., Ltd.........................   432,000   43,183
    Far East Horizon, Ltd....................................   510,000  495,394
#*  First Tractor Co., Ltd., Class H.........................   102,000   24,130
#   Fufeng Group, Ltd........................................   397,000  168,488
    Future Land Development Holdings, Ltd....................   290,000  167,281
#*  GCL New Energy Holdings, Ltd............................. 1,924,000   64,121
#*  GCL-Poly Energy Holdings, Ltd............................   605,000   35,950
    Gemdale Properties & Investment Corp., Ltd...............   938,000   86,584
    Genertec Universal Medical Group Co., Ltd................   221,500  172,468
*   Glorious Property Holdings, Ltd..........................    64,000    3,118
    Golden Eagle Retail Group, Ltd...........................    21,000   21,719
    Golden Meditech Holdings, Ltd............................   136,000   14,240
    Golden Wheel Tiandi Holdings Co., Ltd....................   110,000    9,456
    Goldlion Holdings, Ltd...................................    60,000   23,650
#*  GOME Retail Holdings, Ltd................................ 2,806,000  280,250
#   Great Wall Motor Co., Ltd., Class H......................   579,000  343,938
    Greenland Hong Kong Holdings, Ltd........................   219,000   50,491
    Greentown China Holdings, Ltd............................   163,500  114,264
    Guangdong Yueyun Transportation Co., Ltd., Class H.......    35,000   13,821
    Guangshen Railway Co., Ltd., Class H.....................   366,000  137,125
    Guangzhou R&F Properties Co., Ltd., Class H..............   203,600  321,474
*   Guodian Technology & Environment Group Corp., Ltd.,
      Class H................................................    90,000    3,374
*   Guolian Securities Co., Ltd., Class H....................    62,000   13,815
#   Guorui Properties, Ltd...................................   215,000   51,624
*   Haichang Ocean Park Holdings, Ltd........................   264,000   43,179
    Harbin Bank Co., Ltd., Class H...........................   258,000   60,012
#   Harbin Electric Co., Ltd., Class H.......................   166,000   46,949
*   Harmonicare Medical Holdings, Ltd........................   118,000   33,872
#*  HC Group, Inc............................................   104,500   67,916
*   Hengdeli Holdings, Ltd...................................   480,000   19,949

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                             --------- --------
 CHINA -- (Continued)
     Hilong Holding, Ltd....................................   231,000 $ 27,625
     Hisense Kelon Electrical Holdings Co., Ltd., Class H...    65,000   47,185
     HKC Holdings, Ltd......................................    41,000   29,499
 *   Honghua Group, Ltd.....................................   573,000   36,499
     Honworld Group, Ltd....................................    49,000   22,558
     Hopson Development Holdings, Ltd.......................   168,000  129,171
 *   Hua Han Health Industry Holdings, Ltd..................   764,000   20,654
     Hua Hong Semiconductor, Ltd............................    86,000  150,114
     Huaneng Renewables Corp., Ltd., Class H................ 1,274,000  327,895
     Huishang Bank Corp., Ltd., Class H.....................   173,800   75,232
     Inner Mongolia Yitai Coal Co., Ltd., Class H...........    28,300   24,309
 #   Jiangxi Copper Co., Ltd., Class H......................   254,000  280,560
 #   Jingrui Holdings, Ltd..................................    55,000   14,188
 *   JinkoSolar Holding Co., Ltd., ADR......................     7,188   57,935
     Joy City Property, Ltd.................................   934,000   99,282
     Ju Teng International Holdings, Ltd....................   206,000   52,697
     Jutal Offshore Oil Services, Ltd.......................    50,000    6,427
     K Wah International Holdings, Ltd......................   329,338  149,204
     Kaisa Group Holdings, Ltd..............................   927,000  226,704
     Kingboard Holdings, Ltd................................   164,000  440,541
     Kingboard Laminates Holdings, Ltd......................   151,000  115,921
     Kingsoft Corp., Ltd....................................   122,000  173,217
     Kunlun Energy Co., Ltd.................................   598,000  680,396
     KWG Group Holdings, Ltd................................   327,500  251,332
     Lai Fung Holdings, Ltd.................................    20,400   24,604
     Lee & Man Chemical Co., Ltd............................    50,000   30,422
     Lee & Man Paper Manufacturing, Ltd.....................   353,000  303,079
     Legend Holdings Corp., Class H.........................    72,100  196,096
     Lenovo Group, Ltd......................................   848,000  540,847
 *   Leoch International Technology, Ltd....................   122,000   10,286
 *   Li Ning Co., Ltd.......................................   143,500  134,989
 *   Lianhua Supermarket Holdings Co., Ltd., Class H........   141,000   32,438
 #*  Lifestyle China Group, Ltd.............................   194,000   77,899
     Logan Property Holdings Co., Ltd.......................   180,000  166,699
     Lonking Holdings, Ltd..................................   461,000  103,939
 #   Maanshan Iron & Steel Co., Ltd., Class H...............   406,000  218,643
     Maoye International Holdings, Ltd......................   188,000   13,476
     Metallurgical Corp. of China, Ltd., Class H............   520,000  126,389
     Minmetals Land, Ltd....................................   340,000   52,168
 #*  Minsheng Education Group Co., Ltd......................    54,000    9,538
     MOBI Development Co., Ltd..............................    68,000    6,955
     Modern Land China Co., Ltd.............................   247,600   31,161
 *   Nature Home Holding Co., Ltd...........................    88,000   16,414
 #   NetDragon Websoft Holdings, Ltd........................     6,500   11,568
 #*  New Provenance Everlasting Holdings, Ltd............... 1,530,000    8,204
 *   New World Department Store China, Ltd..................   124,000   24,705
     Nine Dragons Paper Holdings, Ltd.......................   290,000  277,730
 #*  O-Net Technologies Group, Ltd..........................    85,000   36,911
     Overseas Chinese Town Asia Holdings, Ltd...............    50,000   14,121
 #   Ozner Water International Holding, Ltd.................   117,000   25,220
     Pacific Online, Ltd....................................   100,000   13,672
 *   Parkson Retail Group, Ltd..............................   316,500   27,898
     PAX Global Technology, Ltd.............................   197,000   97,120
     Poly Property Group Co., Ltd...........................   533,000  159,734
     Pou Sheng International Holdings, Ltd..................   498,000   94,685
     Powerlong Real Estate Holdings, Ltd....................   329,000  112,902
 *   Prosperity International Holdings HK, Ltd.............. 1,120,000    6,022
 *   PW Medtech Group, Ltd..................................   206,000   34,545
 *   Qingdao Port International Co., Ltd., Class H..........   272,000  158,283

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                             --------- --------
 CHINA -- (Continued)
     Qinhuangdao Port Co., Ltd., Class H....................   148,000 $ 32,165
     Red Star Macalline Group Corp., Ltd., Class H..........    66,377   58,722
     Regal International Airport Group Co., Ltd., Class H...    31,000   27,786
 *   REXLot Holdings, Ltd................................... 3,600,000    5,999
 #*  Ronshine China Holdings, Ltd...........................   110,500  124,678
 *   Royale Furniture Holdings, Ltd.........................   190,000   16,752
     Sany Heavy Equipment International Holdings Co., Ltd ..   250,000   72,114
     Seaspan Corp...........................................    19,451  173,892
 #*  Semiconductor Manufacturing International Corp.........   283,500  234,182
 *   Semiconductor Manufacturing International Corp., ADR...     6,647   28,050
 #   Shandong Chenming Paper Holdings, Ltd., Class H........    93,000   52,370
     Shandong Weigao Group Medical Polymer Co., Ltd.,
       Class H..............................................   420,000  376,214
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H......    54,600   27,427
 #   Shanghai Electric Group Co., Ltd., Class H.............   472,000  153,620
     Shanghai Haohai Biological Technology Co., Ltd.,
       Class H..............................................     8,100   42,440
     Shanghai Industrial Holdings, Ltd......................   130,000  273,779
     Shanghai Industrial Urban Development Group, Ltd.......   396,000   59,767
     Shanghai Jin Jiang International Hotels Group Co.,
       Ltd., Class H........................................   290,000   67,906
 #   Shanghai La Chapelle Fashion Co., Ltd., Class H........    19,200   17,133
 *   Shanghai Prime Machinery Co., Ltd., Class H............   150,000   21,070
 #*  Shanghai Zendai Property, Ltd.......................... 1,085,000   15,317
     Shengjing Bank Co., Ltd., Class H......................    76,500   33,690
 *   Shengli Oil & Gas Pipe Holdings, Ltd...................   118,500    1,931
     Shenzhen International Holdings, Ltd...................   201,478  385,998
     Shenzhen Investment, Ltd...............................   857,717  246,872
     Shimao Property Holdings, Ltd..........................   248,000  488,669
     Shougang Fushan Resources Group, Ltd...................   646,000  130,764
     Shui On Land, Ltd......................................   943,500  190,684
     Sihuan Pharmaceutical Holdings Group, Ltd..............   888,000  180,810
     SIM Technology Group, Ltd..............................   358,000   12,584
 #*  Sinofert Holdings, Ltd.................................   518,000   58,246
     Sino-Ocean Group Holding, Ltd..........................   804,000  316,049
     Sinopec Engineering Group Co., Ltd., Class H...........   329,500  306,947
     Sinopec Kantons Holdings, Ltd..........................   254,000  103,657
     Sinopec Shanghai Petrochemical Co., Ltd., Class H......   656,000  288,275
     Sinopharm Group Co., Ltd., Class H.....................    85,200  412,739
     Sinosoft Technology Group, Ltd.........................   133,000   38,104
     Sinotrans, Ltd., Class H...............................   449,000  157,073
 #   Sinotruk Hong Kong, Ltd................................   181,000  261,721
 #*  SMI Holdings Group, Ltd................................   265,600   79,254
     SOHO China, Ltd........................................   533,500  181,362
     Springland International Holdings, Ltd.................   261,000   53,339
 *   SPT Energy Group, Inc..................................   196,000   14,483
 *   SRE Group, Ltd......................................... 1,708,000   32,265
     Summi Group Holdings, Ltd..............................   148,000    3,803
 #   Sun King Power Electronics Group.......................   146,000   18,678
 *   Sunshine 100 China Holdings, Ltd.......................   231,000  112,040
     Tarena International, Inc., ADR........................     5,537   47,895
     TCL Electronics Holdings, Ltd..........................   144,000   58,692
     Tenfu Cayman Holdings Co., Ltd.........................    77,000   52,041
     Tenwow International Holdings, Ltd.....................   120,000    5,815
     Texhong Textile Group, Ltd.............................    61,000   73,676
 #   Tian An China Investment Co., Ltd......................   133,000   71,032
     Tian Ge Interactive Holdings, Ltd......................    83,000   43,774
     Tian Shan Development Holding, Ltd.....................    62,000   18,720
 #   Tiangong International Co., Ltd........................   156,000   34,679
 *   Tianjin Capital Environmental Protection Group Co.,
       Ltd., Class H. ......................................    54,000   19,886
     Tianjin Port Development Holdings, Ltd.................   478,000   48,754
     Tianneng Power International, Ltd......................   142,000  113,956

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value>>
                                                            --------- -----------
CHINA -- (Continued)
    Tianyun International Holdings, Ltd....................    64,000 $     9,811
*   Tibet Water Resources, Ltd.............................   488,000     139,313
    Tomson Group, Ltd......................................   180,160      50,444
#   Tongda Group Holdings, Ltd.............................   700,000      90,542
    Tonly Electronics Holdings, Ltd........................    15,000       9,588
#   Top Spring International Holdings, Ltd.................    79,000      20,741
*   Tou Rong Chang Fu Group, Ltd........................... 1,212,000      13,678
    TPV Technology, Ltd....................................   240,000      19,631
    Trigiant Group, Ltd....................................   120,000      13,666
*   Truly International Holdings, Ltd......................   236,000      34,456
*   Tuniu Corp., Sponsored ADR.............................     7,010      44,584
    Uni-President China Holdings, Ltd......................   155,000     150,790
    United Energy Group, Ltd............................... 1,356,000     264,736
    Vinda International Holdings, Ltd......................    49,000      70,874
*   Vipshop Holdings, Ltd., ADR............................    85,846     417,212
    Wasion Holdings, Ltd...................................   140,000      68,673
    Weichai Power Co., Ltd., Class H.......................   361,000     356,885
    West China Cement, Ltd.................................   698,000     103,627
#   Wisdom Sports Group....................................   208,000      15,969
    Wison Engineering Services Co., Ltd....................   150,000      19,983
    Xiamen International Port Co., Ltd., Class H...........   230,000      30,212
    Xingda International Holdings, Ltd.....................   243,550      65,757
    Xingfa Aluminium Holdings, Ltd.........................    46,000      30,296
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H.....   176,000      16,421
    Xinyi Solar Holdings, Ltd..............................   592,352     185,329
    Xinyuan Real Estate Co., Ltd., ADR.....................     9,848      40,672
    Xtep International Holdings, Ltd.......................   185,500     101,765
    Yanzhou Coal Mining Co., Ltd., Class H.................   322,000     306,248
*   Yashili International Holdings, Ltd....................   225,000      38,873
    Yeebo International Holdings, Ltd......................   102,000      13,565
    Yip's Chemical Holdings, Ltd...........................    78,000      23,662
#*  Youyuan International Holdings, Ltd....................    79,000      26,117
    Yuexiu Property Co., Ltd............................... 1,738,000     275,796
    Yuzhou Properties Co., Ltd.............................   318,000     113,530
*   YY, Inc., ADR..........................................     8,153     520,977
    Zhaojin Mining Industry Co., Ltd., Class H.............   232,000     205,213
    Zhongsheng Group Holdings, Ltd.........................    95,000     173,671
    Zhuhai Holdings Investment Group, Ltd..................   208,000      21,832
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................   426,000     136,657
                                                                      -----------
TOTAL CHINA................................................            34,624,721
                                                                      -----------
COLOMBIA -- (0.1%)
    Almacenes Exito SA.....................................    57,866     249,833
    Grupo Argos SA.........................................    15,753      73,395
    Mineros SA.............................................    12,242       7,424
                                                                      -----------
TOTAL COLOMBIA.............................................               330,652
                                                                      -----------
DENMARK -- (1.5%)
    Alm Brand A.S..........................................    18,735     156,893
*   Bang & Olufsen A.S.....................................     9,001     186,985
    BankNordik P/F.........................................     1,321      22,555
*   Bavarian Nordic A.S....................................     6,088     140,711
    Brodrene Hartmann A.S..................................       569      27,030
    Columbus A.S...........................................    16,530      39,246
*   D/S Norden A.S.........................................     7,133      98,517
    DFDS A.S...............................................     8,414     360,123
    FLSmidth & Co. A.S.....................................    10,697     561,277
    GronlandsBANKEN A.S....................................        75       6,688

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares  Value>>
                                                             ------ ----------
 DENMARK -- (Continued)
 *   H+H International A.S., Class B........................  4,178 $   68,703
     Harboes Bryggeri A.S., Class B.........................    929     11,047
     ISS A.S................................................ 32,473  1,066,451
     Jyske Bank A.S......................................... 15,911    649,661
     Matas A.S.............................................. 10,635    102,716
 *   Nilfisk Holding A.S....................................    878     34,463
 *   NKT A.S................................................  6,370    119,819
     NNIT A.S...............................................  1,386     39,192
     North Media A.S........................................  1,885      9,094
     Parken Sport & Entertainment A.S.......................  1,264     14,662
     Per Aarsleff Holding A.S...............................  5,400    176,613
     Ringkjoebing Landbobank A.S............................  7,348    373,445
     Rockwool International A.S., Class A...................    790    225,907
     Rockwool International A.S., Class B...................  1,404    479,688
     RTX A.S................................................  1,752     45,726
     Scandinavian Tobacco Group A.S., Class A...............  8,452    128,226
     Schouw & Co., A.S......................................  3,372    275,349
     Solar A.S., Class B....................................  1,306     69,962
     Spar Nord Bank A.S..................................... 18,027    149,370
     Sydbank A.S............................................ 17,454    403,140
     Tivoli A.S.............................................     39      3,776
 *   TK Development A.S..................................... 21,717     19,229
     Topdanmark A.S.........................................  8,267    392,960
 *   TORM P.L.C.............................................  3,278     19,271
     Tryg A.S............................................... 16,976    409,223
 *   Vestjysk Bank A.S...................................... 39,919     12,272
                                                                    ----------
 TOTAL DENMARK..............................................         6,899,990
                                                                    ----------
 FINLAND -- (1.2%)
 *   Afarak Group Oyj....................................... 14,794     14,706
     Ahlstrom-Munksjo Oyj...................................  4,449     69,359
     Aktia Bank Oyj.........................................  8,868     86,369
     Amer Sports Oyj........................................ 16,185    601,625
     Apetit Oyj.............................................    705      7,944
     Asiakastieto Group Oyj.................................  1,280     42,103
     Aspo Oyj...............................................  2,763     28,738
     Atria Oyj..............................................  2,231     21,378
     Bittium Oyj............................................  5,009     33,193
     Cargotec Oyj, Class B..................................  5,998    249,290
     Cramo Oyj..............................................  6,201    118,206
     Finnair Oyj............................................ 10,270     77,147
     Fiskars Oyj Abp........................................  6,472    119,328
     Huhtamaki Oyj.......................................... 12,801    358,907
     Kemira Oyj............................................. 17,196    210,907
     Kesko Oyj, Class A.....................................  2,389    134,082
     Kesko Oyj, Class B.....................................  9,225    538,764
     Konecranes Oyj......................................... 10,015    358,647
     Lassila & Tikanoja Oyj.................................  2,530     45,517
     Metsa Board Oyj........................................ 34,502    301,738
     Metso Oyj.............................................. 11,765    371,443
     Nokian Renkaat Oyj..................................... 17,777    565,457
     Olvi Oyj, Class A......................................  2,214     74,081
     Oriola Oyj, Class B.................................... 23,733     72,493
     Outokumpu Oyj.......................................... 41,754    175,020
 *   Outotec Oyj............................................ 13,838     53,523
     Pihlajalinna Oyj.......................................    824      8,389
     Raisio Oyj, Class V.................................... 23,832     73,101
     Ramirent Oyj........................................... 12,706     92,762
     Rapala VMC Oyj.........................................  2,534      9,475

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 FINLAND -- (Continued)
     Sanoma Oyj.............................................  12,332 $  138,951
     SRV Group Oyj..........................................   3,329      8,440
 *   Stockmann Oyj Abp, Class A.............................   1,609      5,462
     Teleste Oyj............................................     663      4,730
     Tokmanni Group Corp....................................   7,635     61,929
     Uponor Oyj.............................................   3,785     40,992
     Valmet Oyj.............................................  14,421    328,350
     YIT Oyj................................................  23,812    135,620
                                                                     ----------
 TOTAL FINLAND..............................................          5,638,166
                                                                     ----------
 FRANCE -- (3.9%)
 *   Air France-KLM.........................................  43,527    420,827
     AKWEL..................................................   2,241     44,629
     Albioma SA.............................................   6,690    129,990
     Altran Technologies SA.................................  34,555    342,496
     Antalis International SAS..............................   5,900      7,521
     APRIL SA...............................................   3,075     55,606
     Arkema SA..............................................  10,891  1,142,614
     Assystem...............................................   1,318     38,298
     Axway Software SA......................................   1,894     29,988
     Beneteau SA............................................   7,080    117,378
     Bigben Interactive.....................................   4,235     37,249
     Bonduelle SCA..........................................   3,412    121,029
     Burelle SA.............................................      63     67,009
 #   Casino Guichard Perrachon SA...........................  12,265    540,920
     Catering International Services........................     510      7,129
 *   Cegedim SA.............................................   1,195     29,879
 *   CGG SA................................................. 100,646    243,465
     Chargeurs SA...........................................   4,449     96,100
     Cie des Alpes..........................................   2,015     61,482
 *   Coface SA..............................................  26,115    260,971
     Eiffage SA.............................................  14,431  1,409,359
     Elior Group SA.........................................  17,204    247,468
     Elis SA................................................  32,942    664,248
     Eramet.................................................   2,084    191,846
     Esso SA Francaise......................................     630     24,836
 *   Etablissements Maurel et Prom..........................   7,662     35,444
     Europcar Mobility Group................................  17,676    167,260
     Eutelsat Communications SA.............................  34,118    691,046
     Exel Industries, Class A...............................     396     30,323
     Faurecia SA............................................   8,599    416,865
     Fleury Michon SA.......................................     176      9,096
 *   Fnac Darty SA (V7VQL46)................................   3,748    266,460
     GL Events..............................................   2,756     58,920
     Groupe Crit............................................     634     42,383
     Groupe Open............................................   1,154     28,128
     Guerbet................................................   1,025     65,019
     Haulotte Group SA......................................   3,289     37,224
     HERIGE SADCS...........................................     241      6,606
     Iliad SA...............................................   2,619    302,718
     Imerys SA..............................................   3,481    214,580
     IPSOS..................................................  10,300    274,274
     Jacquet Metal Service SA...............................   2,930     60,686
     Korian SA..............................................  11,508    453,415
     Lagardere SCA..........................................  23,584    644,662
     Laurent-Perrier........................................     607     62,235
     Le Belier..............................................     479     18,446
     Linedata Services......................................     712     24,409
     LISI...................................................   4,396    128,038

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------ -----------
 FRANCE -- (Continued)
     Maisons du Monde SA....................................  6,715 $   168,337
     Maisons France Confort SA..............................    483      17,956
     Manitou BF SA..........................................  2,169      61,080
     Manutan International..................................    765      51,175
     Mersen SA..............................................  4,237     139,782
 *   METabolic EXplorer SA..................................  4,107       8,406
     Mr Bricolage SA........................................    841       9,664
     Neopost SA.............................................  8,091     260,042
     Nexans SA..............................................  6,234     179,902
     Nexity SA.............................................. 11,826     565,530
     NRJ Group..............................................  4,442      39,203
 *   OL Groupe SA...........................................  4,185      13,018
 *   Onxeo SA...............................................  9,314      10,190
     PSB Industries SA......................................    290      15,075
     Rexel SA............................................... 76,137     970,542
     Robertet SA............................................    116      68,834
     Rothschild & Co........................................  5,189     206,764
     Samse SA...............................................    101      14,065
     Savencia SA............................................  1,013      74,347
     SCOR SE................................................ 14,573     673,430
     Seche Environnement SA.................................  1,014      29,931
     SES SA................................................. 76,066   1,632,557
     Societe BIC SA.........................................  4,093     391,836
 *   Societe des Bains de Mer et du Cercle des Etrangers
       a Monaco.............................................  1,091      61,688
     Societe Marseillaise du Tunnel Prado-Carenage SA.......    179       3,528
     SPIE SA................................................ 17,060     267,102
 *   Stallergenes Greer P.L.C...............................    952      29,189
 *   Ste Industrielle d'Aviation Latecoere SA............... 16,497      63,601
     Stef SA................................................    645      59,102
     Sword Group............................................  1,280      48,933
     Synergie SA............................................  1,341      40,917
     Tarkett SA.............................................  5,508     121,005
 *   Technicolor SA......................................... 35,515      45,276
     Television Francaise 1................................. 18,336     186,498
     TFF Group..............................................    287      12,788
     Total Gabon............................................    182      28,908
     Valeo SA...............................................  3,885     125,308
 *   Vallourec SA........................................... 86,238     407,660
 *   Valneva SE.............................................  4,053      15,414
     Vetoquinol SA..........................................    891      49,903
     Vicat SA...............................................  4,747     255,107
     VIEL & Cie SA..........................................  3,477      18,490
     Vilmorin & Cie SA......................................  1,241      73,910
 *   Virbac SA..............................................    935     150,031
     Vranken-Pommery Monopole SA............................    634      17,228
                                                                    -----------
 TOTAL FRANCE...............................................         18,053,826
                                                                    -----------
 GERMANY -- (4.5%)
     1&1 Drillisch AG.......................................  8,264     368,627
     7C Solarparken AG......................................  4,148      12,211
     Aareal Bank AG......................................... 14,064     523,199
 *   ADVA Optical Networking SE............................. 11,320      92,475
     Allgeier SE............................................  1,181      42,936
     Aurubis AG.............................................  9,473     575,006
     Axel Springer SE.......................................  8,728     579,600
     Bauer AG...............................................  2,540      42,382
     BayWa AG...............................................  3,517     102,420
     Bertrandt AG...........................................  1,590     131,580
     Bijou Brigitte AG......................................    978      40,681

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares  Value>>
                                                             ------ ----------
 GERMANY -- (Continued)
     Bilfinger SE...........................................  7,367 $  320,916
     Borussia Dortmund GmbH & Co. KGaA...................... 14,558    157,618
     CENTROTEC Sustainable AG...............................  1,508     21,291
     Cewe Stiftung & Co. KGAA...............................  1,280    100,278
     comdirect bank AG......................................  6,635     78,562
     Corestate Capital Holding SA...........................  1,155     49,850
     CropEnergies AG........................................  4,332     19,310
     Deutsche Pfandbriefbank AG............................. 29,392    390,281
     Deutz AG............................................... 28,868    214,713
 *   Dialog Semiconductor P.L.C............................. 14,217    374,919
     DMG Mori AG............................................  6,757    326,783
     Draegerwerk AG & Co. KGaA..............................    674     32,861
     Eckert & Ziegler AG....................................    787     43,534
     EDAG Engineering Group AG..............................  1,291     25,581
     Elmos Semiconductor AG.................................  2,687     55,878
     Energiekontor AG.......................................    738     11,812
 *   Euromicron AG..........................................  1,994     12,684
     First Sensor AG........................................  1,987     37,786
     FORTEC Elektronik AG...................................    585     12,595
     Francotyp-Postalia Holding AG, Class A.................  1,903      8,066
     Fraport AG Frankfurt Airport Services Worldwide........  9,203    710,707
     Freenet AG............................................. 31,600    710,775
     GEA Group AG........................................... 25,517    775,359
     Gerresheimer AG........................................  6,650    468,663
     Gesco AG...............................................  2,252     70,361
     GFT Technologies SE....................................  2,935     33,687
     Hamburger Hafen und Logistik AG........................  4,983    105,555
     Hapag-Lloyd AG.........................................  6,508    240,638
 *   Heidelberger Druckmaschinen AG......................... 58,273    134,995
     Hella GmbH & Co KGaA...................................  7,026    328,650
     Highlight Communications AG............................  1,774     10,374
 *   HolidayCheck Group AG..................................  6,854     23,197
     Hornbach Baumarkt AG...................................  2,035     54,123
     Hornbach Holding AG & Co. KGaA.........................  1,768    116,842
     Indus Holding AG.......................................  4,497    245,532
     IVU Traffic Technologies AG............................  4,491     25,388
     Jenoptik AG............................................    485     14,680
     K+S AG................................................. 44,982    837,654
     KION Group AG..........................................  9,651    563,966
     Kloeckner & Co. SE..................................... 21,008    176,666
     Koenig & Bauer AG......................................  2,894    141,366
     Krones AG..............................................  3,314    296,281
     KSB SE & Co. KGaA......................................     44     15,144
     KWS Saat SE............................................    452    153,556
     Lanxess AG............................................. 19,336  1,196,854
     Leifheit AG............................................  1,700     30,391
     Leoni AG...............................................  7,643    279,004
 *   LPKF Laser & Electronics AG............................  1,663     12,056
 *   Manz AG................................................    474     14,990
     MasterFlex SE..........................................  1,309     11,750
     Mediclin AG............................................  5,270     34,354
     METRO AG............................................... 42,036    632,360
     MLP SE................................................. 14,466     83,447
 *   Nordex SE.............................................. 16,136    149,910
     OSRAM Licht AG......................................... 17,451    707,056
     Patrizia Immobilien AG................................. 11,657    200,382
 *   Petro Welt Technologies AG.............................  2,336     13,017
     PNE AG................................................. 16,656     45,587
     Progress-Werk Oberkirch AG.............................    468     15,570

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
    PSI Software AG........................................   2,016 $    36,038
    Puma SE................................................     337     173,292
    QSC AG.................................................  26,909      47,396
    Rheinmetall AG.........................................   8,922     772,143
    RHOEN-KLINIKUM AG......................................   7,982     201,752
    RWE AG.................................................  51,929   1,010,238
    SAF-Holland SA.........................................  10,298     150,087
    Salzgitter AG..........................................   9,223     368,624
*   Schaltbau Holding AG...................................   1,244      32,304
    Schloss Wachenheim AG..................................     908      19,072
*   SGL Carbon SE..........................................   8,501      85,162
    SHW AG.................................................   1,188      29,794
    Sixt Leasing SE........................................   2,437      35,262
    Sixt SE................................................   1,277     129,814
    SMA Solar Technology AG................................   2,710      63,238
*   SMT Scharf AG..........................................     967      14,349
    Softing AG.............................................   1,101      10,009
    Software AG............................................  12,781     572,201
    Suedzucker AG..........................................  14,078     218,012
*   SUESS MicroTec SE......................................   4,556      58,050
    Surteco Group SE.......................................   1,940      43,131
    Takkt AG...............................................   8,152     138,478
*   Talanx AG..............................................  11,000     393,044
*   Tele Columbus AG.......................................   5,946      20,925
*   Tom Tailor Holding SE..................................   7,555      28,841
    Traffic Systems SE.....................................   1,246      23,040
    Uniper SE..............................................  14,896     429,874
    United Internet AG.....................................  12,010     496,984
    VERBIO Vereinigte BioEnergie AG........................   6,468      38,054
    Vossloh AG.............................................   1,966      90,956
    VTG AG.................................................   3,453     206,629
    Wacker Chemie AG.......................................   4,104     366,587
    Wacker Neuson SE.......................................   6,716     149,145
    Wuestenrot & Wuerttembergische AG......................   5,324     107,731
    Zeal Network SE........................................   1,828      44,385
                                                                    -----------
TOTAL GERMANY..............................................          21,091,963
                                                                    -----------
HONG KONG -- (1.9%)
    Agritrade Resources, Ltd............................... 125,000      24,915
    Allied Properties HK, Ltd.............................. 290,000      62,264
*   Applied Development Holdings, Ltd...................... 475,000      35,188
    APT Satellite Holdings, Ltd............................  47,000      15,071
    Asia Financial Holdings, Ltd...........................  32,000      17,223
    Associated International Hotels, Ltd...................  12,000      33,653
    Automated Systems Holdings, Ltd........................ 110,400      12,716
    BOC Aviation, Ltd......................................  29,400     210,741
    Bright Smart Securities & Commodities Group, Ltd....... 110,000      20,854
*   Brightoil Petroleum Holdings, Ltd...................... 238,000      45,524
    Cathay Pacific Airways, Ltd............................ 188,000     239,526
    Century City International Holdings, Ltd............... 224,000      19,769
    Cheuk Nang Holdings, Ltd...............................  33,451      20,328
    Chevalier International Holdings, Ltd..................  20,000      28,510
*   China Energy Development Holdings, Ltd................. 690,000      10,298
    China Flavors & Fragrances Co., Ltd....................  52,000      17,560
#   China Goldjoy Group, Ltd............................... 688,000      28,169
*   China Tonghai International Financial, Ltd............. 330,000      29,598
    Chong Hing Bank, Ltd...................................  34,000      57,302
    Chow Sang Sang Holdings International, Ltd.............  50,000      81,086
    CHTC Fong's International Co., Ltd.....................  32,000       3,905

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
     Chuang's Consortium International, Ltd.................   180,000 $ 32,670
     CITIC Telecom International Holdings, Ltd..............   307,000   96,402
 #   CK Life Sciences Intl Holdings, Inc....................   618,000   31,122
     CNQC International Holdings, Ltd.......................   115,000   24,804
     CNT Group, Ltd.........................................   150,000    6,633
     CSI Properties, Ltd.................................... 1,310,000   51,238
     CW Group Holdings, Ltd.................................   183,500    5,405
     Dah Sing Banking Group, Ltd............................    80,000  152,234
     Dah Sing Financial Holdings, Ltd.......................    35,200  188,952
     Eagle Nice International Holdings, Ltd.................    44,000   17,679
     Emperor International Holdings, Ltd....................   270,000   66,146
     Far East Consortium International, Ltd.................   251,795  118,529
 #*  FIH Mobile, Ltd........................................   629,000   58,663
     First Pacific Co., Ltd.................................   464,000  207,643
     Fountain SET Holdings, Ltd.............................   142,000   18,701
     Get Nice Financial Group, Ltd..........................   105,050   11,428
     Get Nice Holdings, Ltd................................. 1,462,000   44,845
     Goodbaby International Holdings, Ltd...................   231,000   71,683
 *   Greenheart Group, Ltd..................................    41,800    3,893
     Guoco Group, Ltd.......................................     6,000  100,700
 #   Guotai Junan International Holdings, Ltd...............   520,000   94,546
 #   Haitong International Securities Group, Ltd............   449,657  147,388
     Hang Lung Group, Ltd...................................   152,000  374,215
     Hanison Construction Holdings, Ltd.....................   105,877   18,272
     Harbour Centre Development, Ltd........................    17,000   30,670
     HKR International, Ltd.................................   156,640   74,699
     Hon Kwok Land Investment Co., Ltd......................    54,000   25,657
     Hong Kong Aircraft Engineering Co., Ltd................    10,400   94,886
 *   Hong Kong Finance Investment Holding Group, Ltd........    98,000   12,525
 #   Hong Kong International Construction Investment
       Management Group Co., Ltd............................   112,000   31,564
     Hongkong & Shanghai Hotels, Ltd. (The).................   134,000  184,915
     Hopewell Holdings, Ltd.................................   118,000  364,597
 *   Hsin Chong Group Holdings, Ltd.........................   532,000    4,450
     Hutchison Telecommunications Hong Kong Holdings, Ltd...   318,000  117,387
     International Housewares Retail Co., Ltd...............    64,000   13,496
     IPE Group, Ltd.........................................    75,000   10,137
 *   IRC, Ltd............................................... 1,216,000   12,476
     IT, Ltd................................................    68,000   31,198
     ITC Properties Group, Ltd..............................    80,062   22,915
     Jacobson Pharma Corp., Ltd.............................   180,000   37,135
     Johnson Electric Holdings, Ltd.........................    69,000  154,770
     Kader Holdings Co., Ltd................................   136,000   16,873
     Kerry Logistics Network, Ltd...........................   109,000  172,864
     Kerry Properties, Ltd..................................   111,000  349,461
     Kingmaker Footwear Holdings, Ltd.......................    74,000   15,834
     Kowloon Development Co., Ltd...........................    77,000   79,319
     Lai Sun Development Co., Ltd...........................    49,500   71,806
     Lai Sun Garment International, Ltd.....................    60,200   76,980
 *   Landing International Development, Ltd.................   214,800   44,796
     Landsea Green Group Co., Ltd...........................   264,000   28,337
     Li & Fung, Ltd.........................................   866,000  171,868
     Liu Chong Hing Investment, Ltd.........................    32,000   46,860
     Luk Fook Holdings International, Ltd...................    63,000  207,878
     Luks Group Vietnam Holdings Co., Ltd...................    30,000    8,003
     Lung Kee Bermuda Holdings..............................    32,000   13,730
     Melco International Development, Ltd...................   114,000  195,656
     Midland Holdings, Ltd..................................    80,000   13,478
     Ming Fai International Holdings, Ltd...................   106,000   13,446

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares    Value>>
                                                             --------- ----------
HONG KONG -- (Continued)
    Miramar Hotel & Investment..............................    48,000 $   83,145
    Modern Dental Group, Ltd................................   151,000     25,142
*   Mongolian Mining Corp................................... 1,070,000     22,317
*   NewOcean Energy Holdings, Ltd...........................   200,000     72,588
*   Pacific Andes International Holdings, Ltd...............   668,000      2,334
    Pacific Basin Shipping, Ltd.............................   925,000    202,678
    Paliburg Holdings, Ltd..................................    86,000     31,447
    PC Partner Group, Ltd...................................    28,000     10,326
    PCCW, Ltd...............................................   587,000    322,304
    Pico Far East Holdings, Ltd.............................    74,000     25,039
    Playmates Holdings, Ltd.................................   100,000     13,022
    Polytec Asset Holdings, Ltd.............................   325,000     27,337
    Public Financial Holdings, Ltd..........................    76,000     30,710
*   PYI Corp., Ltd.......................................... 1,338,000     19,783
    Regal Hotels International Holdings, Ltd................    68,000     36,638
    SAS Dragon Holdings, Ltd................................    64,000     19,556
    Shangri-La Asia, Ltd....................................   222,000    303,251
    Singamas Container Holdings, Ltd........................   282,000     45,344
    Sitoy Group Holdings, Ltd...............................    81,000     26,897
    SmarTone Telecommunications Holdings, Ltd...............    54,000     75,062
    Soundwill Holdings, Ltd.................................    23,500     30,764
*   South China Holdings Co., Ltd...........................   190,000      5,259
*   South Shore Holdings, Ltd...............................   182,000      8,507
    Stella International Holdings, Ltd......................    87,500     87,531
#*  Summit Ascent Holdings, Ltd.............................   158,000     19,352
    Sun Hung Kai & Co., Ltd.................................   143,000     64,491
    Tao Heung Holdings, Ltd.................................   133,000     22,419
    Television Broadcasts, Ltd..............................    65,100    137,459
#   Texwinca Holdings, Ltd..................................   112,000     38,148
#*  Town Health International Medical Group, Ltd............   764,000     67,223
    Transport International Holdings, Ltd...................    41,600    103,451
*   Trinity, Ltd............................................   118,000      4,754
    Tsui Wah Holdings, Ltd..................................    58,000      5,469
    United Laboratories International Holdings, Ltd. (The)..   138,000     95,906
*   Universe Entertainment and Culture Group Co., Ltd.......   135,000      8,784
    Value Partners Group, Ltd...............................    76,000     56,682
    Vedan International Holdings, Ltd.......................    80,000      7,854
    Victory City International Holdings, Ltd................ 1,222,000     17,955
    VSTECS Holdings, Ltd....................................   144,000     68,354
    Wai Kee Holdings, Ltd...................................    48,000     22,519
    Win Hanverky Holdings, Ltd..............................    70,000      5,899
    Wing On Co. International, Ltd..........................    20,000     66,355
    Wing Tai Properties, Ltd................................    72,000     47,872
    Wong's Kong King International..........................    80,000     10,631
    Xinyi Glass Holdings, Ltd...............................   218,000    216,450
    Yue Yuen Industrial Holdings, Ltd.......................   102,500    281,441
                                                                       ----------
TOTAL HONG KONG.............................................            8,605,106
                                                                       ----------
INDIA -- (3.0%)
    Aarti Drugs, Ltd........................................     1,309     10,540
    ACC, Ltd................................................       653     12,108
    Adani Enterprises, Ltd..................................    47,929    110,143
*   Adani Gas, Ltd..........................................    47,929     39,247
*   Adani Green Energy, Ltd.................................    36,473     19,385
*   Adani Transmissions, Ltd................................     4,366      9,763
*   Aditya Birla Capital, Ltd...............................    27,987     39,655
    Alembic Pharmaceuticals, Ltd............................     5,218     42,271
    Alembic, Ltd............................................    15,848      9,132
    Anant Raj, Ltd..........................................    24,606     11,934

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
  *   Andhra Bank............................................  93,956 $ 37,668
      Andhra Sugars, Ltd. (The)..............................   1,664    8,282
      Apar Industries, Ltd...................................   1,626   12,211
      APL Apollo Tubes, Ltd..................................      43      704
      Apollo Hospitals Enterprise, Ltd.......................  17,269  267,021
      Apollo Tyres, Ltd......................................  59,452  175,183
      Arvind, Ltd............................................  24,226  112,173
      Ashiana Housing, Ltd...................................   3,606    6,144
      Ashoka Buildcon, Ltd...................................   6,952   10,692
      Atul, Ltd..............................................   1,482   66,444
      Aurobindo Pharma, Ltd..................................   5,203   56,108
      Balaji Telefilms, Ltd..................................   4,057    5,382
      Balmer Lawrie & Co., Ltd...............................   8,795   23,199
  *   Balrampur Chini Mills, Ltd.............................  24,147   34,700
      Banco Products India, Ltd..............................   3,807    9,140
  *   Bank of Baroda.........................................  92,428  138,012
  *   Bank of Maharashtra....................................  85,464   15,685
      Bannari Amman Sugars, Ltd..............................     400    9,531
      BEML, Ltd..............................................   1,599   12,709
      Bharat Heavy Electricals, Ltd.......................... 149,675  139,568
      Birla Corp., Ltd.......................................   4,098   31,273
      Bliss Gvs Pharma, Ltd..................................   9,745   22,239
      Bodal Chemicals, Ltd...................................   4,733    7,451
      Borosil Glass Works, Ltd...............................   2,927   10,201
      Brigade Enterprises, Ltd...............................   7,735   16,725
      Can Fin Homes, Ltd.....................................   2,961   11,001
      Capital First, Ltd.....................................   3,872   24,473
      Carborundum Universal, Ltd.............................   5,653   27,751
      Ceat, Ltd..............................................   4,557   70,615
      Century Textiles & Industries, Ltd.....................   3,284   36,515
      Chambal Fertilizers & Chemicals, Ltd...................  29,997   58,214
      Chennai Super Kings Cricket, Ltd.......................  33,314      190
      Cholamandalam Investment and Finance Co., Ltd..........   7,096  120,971
      City Union Bank, Ltd...................................  48,183  110,561
      Cochin Shipyard, Ltd...................................   2,936   15,379
  *   Coffee Day Enterprises, Ltd............................   3,001   10,572
      Coromandel International, Ltd..........................  11,341   64,913
  *   Cox & Kings Financial Service, Ltd.....................   5,879    5,176
      Cox & Kings, Ltd.......................................  17,636   49,957
      Cyient, Ltd............................................  10,755   90,129
      Dalmia Bharat, Ltd.....................................   3,677  104,010
      DCB Bank, Ltd..........................................  35,470   76,021
      DCM Shriram, Ltd.......................................   8,218   45,595
      Deepak Fertilisers & Petrochemicals Corp., Ltd.........   4,967   13,216
      Deepak Nitrite, Ltd....................................   5,821   19,461
      Delta Corp., Ltd.......................................   9,086   28,961
  *   DEN Networks, Ltd......................................  13,897   12,791
  *   Dena Bank.............................................. 146,540   31,912
      Dewan Housing Finance Corp., Ltd.......................  32,603   99,021
      Dhanuka Agritech, Ltd..................................   1,860    9,055
  *   Dishman Carbogen Amcis, Ltd............................   9,244   29,327
      DLF, Ltd...............................................  84,558  187,546
      eClerx Services, Ltd...................................   2,967   42,564
      EID Parry India, Ltd...................................  10,423   31,290
      EIH, Ltd...............................................  22,745   49,601
      Engineers India, Ltd...................................  27,526   43,292
      Entertainment Network India, Ltd.......................     956    8,512
      Escorts, Ltd...........................................   6,385   54,203
      Essel Propack, Ltd.....................................  12,158   14,468

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Exide Industries, Ltd..................................  36,064 $129,519
  *   FDC, Ltd...............................................   6,847   18,557
      Federal Bank, Ltd...................................... 305,791  341,782
  *   Federal-Mogul Goetze India, Ltd........................   2,233   12,524
      Finolex Cables, Ltd....................................   3,217   21,782
      Finolex Industries, Ltd................................   6,297   46,392
      Firstsource Solutions, Ltd.............................  49,505   40,897
  *   Fortis Healthcare, Ltd.................................  72,224  136,712
  *   Future Enterprises, Ltd................................  26,832   14,145
      Gabriel India, Ltd.....................................   5,953   10,646
      Gateway Distriparks, Ltd...............................   6,831   12,292
  *   Gayatri Projects, Ltd..................................  10,332   25,940
      Geojit Financial Services, Ltd.........................   9,677    5,055
      GHCL, Ltd..............................................   6,025   18,549
      GIC Housing Finance, Ltd...............................   4,302   14,905
      Glenmark Pharmaceuticals, Ltd..........................  22,952  192,324
      Godfrey Phillips India, Ltd............................   2,053   21,384
      Granules India, Ltd....................................  24,708   32,849
      Great Eastern Shipping Co., Ltd. (The).................  12,230   51,484
      Greaves Cotton, Ltd....................................  12,934   20,351
      Gujarat Alkalies & Chemicals, Ltd......................   3,823   27,615
      Gujarat Ambuja Exports, Ltd............................   5,661   18,495
      Gujarat Fluorochemicals, Ltd...........................   5,043   60,233
      Gujarat Mineral Development Corp., Ltd.................  25,917   30,359
      Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....   8,616   38,815
      Gujarat Pipavav Port, Ltd..............................  36,112   48,719
      Gujarat State Petronet, Ltd............................  29,260   70,782
  *   Hathway Cable & Datacom, Ltd...........................  53,718   21,865
      HeidelbergCement India, Ltd............................   9,822   18,840
      Heritage Foods, Ltd....................................   1,009    7,514
      Hikal, Ltd.............................................   9,004   19,475
      HIL, Ltd...............................................     480   14,495
      Himachal Futuristic Communications, Ltd................ 103,165   29,544
      Himadri Speciality Chemical, Ltd.......................   6,520   11,064
      Himatsingka Seide, Ltd.................................   2,776    8,967
      Hinduja Global Solutions, Ltd..........................   1,469   13,048
      Hinduja Ventures, Ltd..................................     844    4,894
      Honda SIEL Power Products, Ltd.........................     505    7,121
      HSIL, Ltd..............................................   5,251   16,926
      Huhtamaki PPL, Ltd.....................................   2,798    8,161
      I G Petrochemicals, Ltd................................   1,550    9,153
      IDFC Bank, Ltd......................................... 239,580  112,174
      IDFC, Ltd.............................................. 193,597   96,176
      IIFL Holdings, Ltd.....................................  23,434  145,974
  *   IL&FS Transportation Networks, Ltd.....................  16,134    4,321
      India Cements, Ltd. (The)..............................  48,461   58,946
      India Glycols, Ltd.....................................   3,170   16,383
      Indiabulls Housing Finance, Ltd........................  26,395  296,783
      Indiabulls Integrated Services, Ltd....................   3,287   15,360
  *   Indian Bank............................................  19,369   65,754
      Indian Hotels Co., Ltd. (The)..........................  28,076   49,029
      Indian Hume Pipe Co., Ltd..............................   4,202   15,448
      Indo Count Industries, Ltd.............................   8,158    7,506
      Indoco Remedies, Ltd...................................   2,710    6,952
      INEOS Styrolution India, Ltd...........................   1,405   12,725
      Ingersoll-Rand India, Ltd..............................   1,657   11,602
  *   Inox Leisure, Ltd......................................   8,188   24,337
  *   Inox Wind, Ltd.........................................   9,662   11,009
  *   Intellect Design Arena, Ltd............................   7,679   25,933

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  INDIA -- (Continued)
  *   International Paper APPM, Ltd..........................  1,693 $ 11,101
      Ipca Laboratories, Ltd................................. 10,160   93,668
      ITD Cementation India, Ltd.............................  5,292    8,266
      Jagran Prakashan, Ltd.................................. 17,230   25,878
      Jain Irrigation Systems, Ltd........................... 70,388   67,709
  *   Jammu & Kashmir Bank, Ltd. (The)....................... 39,640   22,569
      JB Chemicals & Pharmaceuticals, Ltd....................  3,541   14,749
      Jindal Saw, Ltd........................................ 28,520   32,930
  *   Jindal Stainless Hisar, Ltd............................  6,241    8,277
  *   Jindal Steel & Power, Ltd.............................. 67,984  156,619
      JK Cement, Ltd.........................................  2,985   27,082
      JK Lakshmi Cement, Ltd.................................  4,450   16,197
      JK Paper, Ltd.......................................... 12,273   27,900
      JM Financial, Ltd...................................... 37,220   38,019
      JMC Projects India, Ltd................................  5,725    6,541
  *   JSW Energy, Ltd........................................ 84,735   73,537
      Jubilant Life Sciences, Ltd............................ 13,841  123,474
  *   Just Dial, Ltd.........................................  5,155   35,097
      Kalpataru Power Transmission, Ltd......................  5,875   25,570
      Kalyani Steels, Ltd....................................  4,674   14,425
      Karnataka Bank, Ltd. (The)............................. 30,949   43,314
      Karur Vysya Bank, Ltd. (The)........................... 66,610   71,469
  *   Kaveri Seed Co., Ltd...................................  5,380   36,096
      KCP, Ltd...............................................  5,424    7,269
      KEC International, Ltd.................................  4,527   17,378
      KEI Industries, Ltd....................................  5,770   24,079
  *   Kesoram Industries, Ltd................................  8,765    6,964
  *   Kiri Industries, Ltd...................................  1,161    7,205
      Kirloskar Brothers, Ltd................................  3,469    9,404
      Kolte-Patil Developers, Ltd............................  3,052   10,044
      KPIT Technologies, Ltd................................. 27,966   83,851
      KPR Mill, Ltd..........................................  2,394   19,322
      KRBL, Ltd..............................................  6,415   29,550
      KSB, Ltd...............................................  1,337   14,243
      Lakshmi Machine Works, Ltd.............................    394   30,736
  *   Lakshmi Vilas Bank, Ltd. (The).........................  9,041   10,816
      Larsen & Toubro Infotech, Ltd..........................  4,310  102,265
      Laurus Labs, Ltd.......................................  4,742   21,873
      LG Balakrishnan & Bros, Ltd............................  1,438    8,325
      LIC Housing Finance, Ltd............................... 58,793  325,962
      Linde India, Ltd.......................................  3,348   19,955
      Lumax Auto Technologies, Ltd...........................  5,275   12,475
  *   Mahindra CIE Automotive, Ltd........................... 19,585   70,198
      Mahindra Holidays & Resorts India, Ltd.................  3,898   11,319
      Mahindra Lifespace Developers, Ltd.....................  5,046   27,814
      Maithan Alloys, Ltd....................................  1,147    8,094
      Man Infraconstruction, Ltd............................. 12,988    6,806
      Manappuram Finance, Ltd................................ 90,129   97,286
      Marksans Pharma, Ltd................................... 41,168   16,144
      Mastek, Ltd............................................  2,556   15,628
  *   Max India, Ltd......................................... 17,756   16,321
      Mayur Uniquoters, Ltd..................................  2,063   10,036
      McLeod Russel India, Ltd...............................  8,584   15,595
      Meghmani Organics, Ltd................................. 14,717   14,357
      Merck, Ltd.............................................  1,383   58,101
      Minda Corp., Ltd.......................................  6,340   10,278
      Mindtree, Ltd.......................................... 15,885  183,942
      MM Forgings, Ltd.......................................  1,438   11,114
      Mphasis, Ltd........................................... 14,908  199,295

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      MRF, Ltd...............................................     158 $138,293
  *   Music Broadcast, Ltd...................................   2,669   11,847
      Muthoot Finance, Ltd...................................  24,216  133,937
      National Aluminium Co., Ltd............................  87,229   80,602
      Nava Bharat Ventures, Ltd..............................  20,038   31,343
      Navin Fluorine International, Ltd......................   1,665   14,531
      Navneet Education, Ltd.................................   6,550    9,806
      NCC, Ltd...............................................  83,988   85,165
      NESCO, Ltd.............................................   2,733   16,362
      NIIT Technologies, Ltd.................................   5,996   99,431
  *   NIIT, Ltd..............................................  12,442   11,977
      Nilkamal, Ltd..........................................   1,710   36,892
      NOCIL, Ltd.............................................  11,119   23,245
      OCL India, Ltd.........................................   1,709   20,935
      Omaxe, Ltd.............................................   6,338   18,428
      Orient Electric, Ltd...................................   7,666   13,091
      Orient Paper & Industries, Ltd.........................   7,666    5,129
      Oriental Carbon & Chemicals, Ltd.......................   1,088   15,579
      Paisalo Digital, Ltd...................................   2,324    9,523
      Parag Milk Foods, Ltd..................................   5,742   20,068
      Persistent Systems, Ltd................................   9,041   69,306
      Petronet LNG, Ltd...................................... 100,509  308,198
      Pfizer, Ltd............................................   2,450   96,403
      Phillips Carbon Black, Ltd.............................   8,230   25,136
      Piramal Enterprises, Ltd...............................   1,558   45,351
      PNB Housing Finance, Ltd...............................   4,483   48,148
      PNC Infratech, Ltd.....................................   4,902    9,185
      Polyplex Corp., Ltd....................................   1,537   10,894
      Power Finance Corp., Ltd............................... 121,025  156,406
      Power Mech Projects, Ltd...............................     880   10,429
  *   Prabhat Dairy, Ltd.....................................   5,195    7,168
      Praj Industries, Ltd...................................  14,719   21,976
      Prestige Estates Projects, Ltd.........................  25,451   66,466
      PTC India, Ltd.........................................  42,176   43,738
      Quick Heal Technologies, Ltd...........................   3,225    8,767
      Radico Khaitan, Ltd....................................   8,334   44,092
      Rain Commodities, Ltd..................................  25,025   62,183
      Rajesh Exports, Ltd....................................  11,983   92,243
      Rallis India, Ltd......................................   9,419   21,692
      Ramco Cements, Ltd. (The)..............................   3,924   31,750
  *   Ramco Systems, Ltd.....................................   1,448    5,978
      Rane Holdings, Ltd.....................................     319    5,759
      Rashtriya Chemicals & Fertilizers, Ltd.................  39,338   31,635
      Ratnamani Metals & Tubes, Ltd..........................   2,824   31,402
      Raymond, Ltd...........................................   5,379   54,705
      Redington India, Ltd...................................  53,692   60,323
  *   Reliance Communications, Ltd........................... 235,400   39,562
      Reliance Home Finance, Ltd.............................  36,414   20,186
  *   Religare Enterprises, Ltd..............................  23,864   10,120
      Repco Home Finance, Ltd................................   7,631   38,063
      Rico Auto Industries, Ltd..............................   6,872    6,963
      Rural Electrification Corp., Ltd....................... 136,621  215,629
      Sadbhav Engineering, Ltd...............................  14,474   40,758
      Sagar Cements, Ltd.....................................   1,098    9,722
      Sanwaria Consumer, Ltd.................................  48,465    8,016
      Sarda Energy & Minerals, Ltd...........................   1,792    7,340
      Sasken Technologies, Ltd...............................     912    8,200
      Savita Oil Technologies, Ltd...........................     410    5,713
      SH Kelkar & Co., Ltd...................................   2,898    6,611

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Shanthi Gears, Ltd.....................................   3,881 $  6,182
      Sharda Cropchem, Ltd...................................   3,427   14,840
      Shilpa Medicare, Ltd...................................   4,949   25,980
  *   Shree Renuka Sugars, Ltd...............................  64,096   11,213
      Shriram City Union Finance, Ltd........................   3,568   78,362
      Shriram Transport Finance Co., Ltd.....................  29,120  454,918
  *   Sical Logistics, Ltd...................................   2,968    6,211
      Simplex Infrastructures, Ltd...........................   2,715    8,441
      Sintex Industries, Ltd.................................  57,537    9,322
      Siyaram Silk Mills, Ltd................................   2,860   13,747
      SML ISUZU, Ltd.........................................     912    9,082
      Sobha, Ltd.............................................  10,497   63,062
  *   Solara Active Pharma Sciences, Ltd.....................   1,711    7,506
      Somany Ceramics, Ltd...................................   1,443    6,640
      Srei Infrastructure Finance, Ltd.......................  37,294   16,655
      SRF, Ltd...............................................   3,017   78,621
  *   Steel Authority of India, Ltd..........................  49,525   43,204
      Strides Pharma Science, Ltd............................   7,333   42,040
      Sunteck Realty, Ltd....................................   5,883   25,736
      Supreme Petrochem, Ltd.................................   3,109    9,385
      Suven Life Sciences, Ltd...............................   9,199   30,054
      TAKE Solutions, Ltd....................................  10,021   22,011
      Tamil Nadu Newsprint & Papers, Ltd.....................   5,361   18,735
      Tata Chemicals, Ltd....................................  17,002  156,841
      Tata Global Beverages, Ltd.............................  69,777  204,513
      Tata Steel, Ltd........................................  22,072  165,252
  *   Techno Electric & Engineering Co., Ltd.................   5,362   19,122
  *   Tejas Networks, Ltd....................................   6,538   22,588
      Thermax, Ltd...........................................   2,524   33,974
      Thirumalai Chemicals, Ltd..............................   9,560   16,028
      Thomas Cook India, Ltd.................................   7,399   20,690
      TI Financial Holdings, Ltd.............................   8,908   58,515
      Tide Water Oil Co India, Ltd...........................     235   17,958
      Time Technoplast, Ltd..................................  20,605   31,314
      Tourism Finance Corp. of India, Ltd....................   5,916   10,009
      Transport Corp. of India, Ltd..........................   3,428   13,626
      Trident, Ltd...........................................  16,613   14,496
      Tube Investments of India, Ltd.........................  13,947   55,723
      TV Today Network, Ltd..................................   2,611   14,337
  *   TV18 Broadcast, Ltd....................................  70,676   35,799
      TVS Srichakra, Ltd.....................................     255    8,281
      Uflex, Ltd.............................................   7,003   26,434
      Unichem Laboratories, Ltd..............................   7,322   21,503
      UPL, Ltd...............................................  63,440  576,326
  *   Vaibhav Global, Ltd....................................   1,075   10,736
      Vardhman Textiles, Ltd.................................   4,293   58,299
      Vesuvius India, Ltd....................................     656    9,427
      Vijaya Bank............................................  67,007   39,862
      Vindhya Telelinks, Ltd.................................     513   10,334
      Visaka Industries, Ltd.................................   1,294    8,325
  *   Vodafone Idea, Ltd..................................... 226,689  118,519
      VST Tillers Tractors, Ltd..............................     380    9,248
      Welspun Corp., Ltd.....................................  15,728   29,314
      Welspun India, Ltd.....................................  50,338   40,099
      West Coast Paper Mills, Ltd............................   3,403   17,964
      Wonderla Holidays, Ltd.................................   1,852    7,019
      Zee Learn, Ltd.........................................  20,982   11,648
  *   Zee Media Corp., Ltd...................................  34,161   11,562

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares     Value>>
                                                             --------- -----------
INDIA -- (Continued)
    Zensar Technologies, Ltd................................    10,425 $    36,186
                                                                       -----------
TOTAL INDIA.................................................            13,801,221
                                                                       -----------
INDONESIA -- (0.5%)
    Adaro Energy Tbk PT..................................... 2,072,200     225,178
    AKR Corporindo Tbk PT...................................    44,400      10,111
*   Alam Sutera Realty Tbk PT............................... 2,956,900      54,171
    Aneka Tambang Tbk PT.................................... 1,917,480      86,061
    Astra Agro Lestari Tbk PT...............................    87,200      68,949
    Astra Otoparts Tbk PT...................................   172,500      16,342
*   Bank Artha Graha Internasional Tbk PT................... 2,457,100      11,000
*   Bank Bukopin Tbk........................................   815,700      17,821
    Bank Maybank Indonesia Tbk PT........................... 1,173,000      15,587
*   Bank Pan Indonesia Tbk PT...............................   863,600      61,699
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT....   351,000      41,344
    Bank Pembangunan Daerah Jawa Timur Tbk PT...............   853,700      34,280
*   Bank Permata Tbk PT.....................................   726,176      21,976
    Bank Tabungan Negara Persero Tbk PT.....................   865,100     120,766
    Bank Tabungan Pensiunan Nasional Tbk PT.................   247,800      59,805
    Barito Pacific Tbk PT...................................   451,300      55,782
    Blue Bird Tbk PT........................................   117,500      22,043
*   Buana Lintas Lautan Tbk PT.............................. 1,029,100       9,139
*   Bumi Serpong Damai Tbk PT............................... 1,460,000     105,997
    Ciputra Development Tbk PT.............................. 2,573,686     139,182
*   City Retail Developments Tbk PT.........................   652,600       3,977
*   Eagle High Plantations Tbk PT........................... 2,012,700      23,241
    Elnusa Tbk PT...........................................   671,700      16,563
    Erajaya Swasembada Tbk PT...............................   353,600      39,550
*   Gajah Tunggal Tbk PT....................................   335,500      13,702
*   Garuda Indonesia Persero Tbk PT......................... 1,423,000      18,896
*   Holcim Indonesia Tbk PT.................................   208,000      25,003
    Indika Energy Tbk PT....................................   467,500      69,077
    Indofood Sukses Makmur Tbk PT...........................   114,700      45,127
    Indomobil Sukses Internasional Tbk PT...................    67,700       8,452
*   Indo-Rama Synthetics Tbk PT.............................    25,700       7,024
    Jaya Real Property Tbk PT...............................   516,300      20,709
    KMI Wire & Cable Tbk PT.................................   369,600       5,991
*   Krakatau Steel Persero Tbk PT...........................   704,932      17,179
*   Malindo Feedmill Tbk PT.................................   211,700      17,262
*   Medco Energi Internasional Tbk PT....................... 1,479,266      79,807
    Media Nusantara Citra Tbk PT............................   874,700      45,004
    Metrodata Electronics Tbk PT............................   302,100      14,202
    Mitra Pinasthika Mustika Tbk PT.........................   159,500       8,086
*   MNC Investama Tbk PT.................................... 6,876,800      34,804
*   MNC Land Tbk PT......................................... 2,125,500      19,202
*   Multistrada Arah Sarana Tbk PT..........................   487,000      18,936
    Pan Brothers Tbk PT.....................................   807,100      29,452
*   Panin Financial Tbk PT.................................. 4,432,900      80,027
*   Panin Insurance Tbk PT..................................   227,600      15,093
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT...   775,500      65,914
    PP Properti Tbk PT...................................... 1,582,900      10,015
*   Rimo International Lestari Tbk PT....................... 6,079,300      62,832
    Salim Ivomas Pratama Tbk PT.............................   511,500      15,490
*   Sentul City Tbk PT...................................... 4,829,400      30,224
    Sri Rejeki Isman Tbk PT................................. 1,787,400      42,692
    Summarecon Agung Tbk PT................................. 1,449,600      57,204
*   Surya Esa Perkasa Tbk PT................................ 1,024,500      20,204
    Surya Semesta Internusa Tbk PT..........................   835,700      25,639
    Tempo Scan Pacific Tbk PT...............................   117,300      10,653

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares    Value>>
                                                             --------- ----------
INDONESIA -- (Continued)
*   Tiga Pilar Sejahtera Food Tbk...........................   413,000 $    4,564
    Timah Tbk PT............................................   656,400     27,917
    Tiphone Mobile Indonesia Tbk PT.........................   247,700     10,447
    Tunas Baru Lampung Tbk PT...............................   599,800     35,108
    Waskita Beton Precast Tbk PT............................ 1,998,800     41,877
    Waskita Karya Persero Tbk PT............................   674,400     64,029
    Wijaya Karya Persero Tbk PT.............................   837,300     60,687
*   XL Axiata Tbk PT........................................   656,900    113,518
                                                                       ----------
TOTAL INDONESIA.............................................            2,552,613
                                                                       ----------
IRELAND -- (0.8%)
    Bank of Ireland Group P.L.C.............................   362,243  2,559,463
    C&C Group P.L.C.........................................    70,545    262,200
    FBD Holdings P.L.C......................................     8,069     97,951
    Glanbia P.L.C...........................................     7,894    139,569
*   Independent News & Media P.L.C..........................    94,943      7,914
    Paddy Power Betfair P.L.C...............................     5,263    454,251
*   Permanent TSB Group Holdings P.L.C......................    37,825     81,248
                                                                       ----------
TOTAL IRELAND...............................................            3,602,596
                                                                       ----------
ISRAEL -- (0.6%)
    Afcon Holdings, Ltd.....................................       237     10,833
    Africa Israel Residences, Ltd...........................       561      9,206
    Albaad Massuot Yitzhak, Ltd.............................     1,030     10,785
    Ashtrom Group, Ltd......................................     2,415     10,218
    Ashtrom Properties, Ltd.................................     6,570     27,376
*   Azorim-Investment Development & Construction Co., Ltd...    33,567     29,837
    Carasso Motors, Ltd.....................................     3,347     17,160
*   Cellcom Israel, Ltd.....................................     9,930     62,582
*   Clal Insurance Enterprises Holdings, Ltd................     4,790     79,421
    Delek Group, Ltd........................................       672    112,674
    Delta-Galil Industries, Ltd.............................     2,465     69,275
    Dexia Israel Bank, Ltd..................................       159     29,581
    Dor Alon Energy in Israel 1988, Ltd.....................       748     10,393
    Electra Consumer Products 1970, Ltd.....................     1,367     14,778
*   Energix-Renewable Energies, Ltd.........................     3,545      4,006
    First International Bank Of Israel, Ltd.................    12,464    268,407
    Formula Systems 1985, Ltd...............................     2,029     78,783
    Fox Wizel, Ltd..........................................     2,151     40,795
    Hadera Paper, Ltd.......................................       427     31,233
    Harel Insurance Investments & Financial Services, Ltd...    24,709    180,729
    IES Holdings, Ltd.......................................       259     11,590
    Israel Discount Bank, Ltd., Class A.....................   100,511    328,466
*   Israel Land Development Co., Ltd. (The).................     1,241      9,831
    Isras Investment Co., Ltd...............................        95     10,717
*   Jerusalem Oil Exploration...............................     1,699     97,547
    Kenon Holdings, Ltd.....................................     3,299     52,638
    Kerur Holdings, Ltd.....................................       482     12,364
    Klil Industries, Ltd....................................        39      3,321
    Malam--Team, Ltd........................................       105     10,832
    Mediterranean Towers, Ltd...............................    17,414     30,361
    Meitav Dash Investments, Ltd............................     4,790     14,333
    Menora Mivtachim Holdings, Ltd..........................     5,669     63,107
    Migdal Insurance & Financial Holding, Ltd...............    90,712    100,227
    Naphtha Israel Petroleum Corp., Ltd.....................     6,059     38,007
    Nawi Brothers, Ltd......................................     2,124     11,816
    Neto ME Holdings, Ltd...................................       264     21,760
    Oil Refineries, Ltd.....................................   299,694    142,463

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
 *   Partner Communications Co., Ltd........................  20,307 $  102,642
     Paz Oil Co., Ltd.......................................   1,156    173,093
     Phoenix Holdings, Ltd. (The)...........................  16,451     91,015
     Plasson Industries, Ltd................................     634     29,919
     Scope Metals Group, Ltd................................   1,213     32,652
 *   Shikun & Binui, Ltd....................................  38,420     73,189
     Summit Real Estate Holdings, Ltd.......................   3,504     31,547
 *   Union Bank of Israel...................................   3,930     17,656
     YH Dimri Construction & Development, Ltd...............     767     12,096
                                                                     ----------
 TOTAL ISRAEL...............................................          2,621,261
                                                                     ----------
 ITALY -- (2.1%)
     A2A SpA................................................ 337,968    544,586
     ACEA SpA...............................................  11,693    153,502
 *   Aeffe SpA..............................................   5,253     13,425
     Anima Holding SpA......................................  80,189    335,317
 *   Arnoldo Mondadori Editore SpA..........................  42,175     72,774
     Ascopiave SpA..........................................  16,429     53,874
 *   Astaldi SpA............................................   6,192      3,919
     Autostrade Meridionali SpA.............................     328      8,980
     Avio SpA...............................................   1,736     22,579
 *   Banca Carige SpA.......................................  22,275        123
     Banca Finnat Euramerica SpA............................  18,854      6,612
     Banca Mediolanum SpA...................................  46,323    268,395
 *   Banca Monte dei Paschi di Siena SpA....................   7,614     12,500
     Banca Popolare di Sondrio SCPA......................... 122,903    387,448
     Banca Profilo SpA...................................... 114,968     21,201
     Banca Sistema SpA......................................  15,855     30,148
 *   Banco BPM SpA..........................................  68,580    128,565
     Banco di Desio e della Brianza SpA.....................   6,054     12,402
     BasicNet SpA...........................................   2,430     12,967
 *   BF SpA.................................................   7,454     19,489
     Buzzi Unicem SpA.......................................  18,218    349,826
     Cairo Communication SpA................................  16,155     51,066
     Cementir Holding SpA...................................  14,519     89,185
     CIR-Compagnie Industriali Riunite SpA..................  93,163     99,017
     Credito Emiliano SpA...................................  19,723    117,621
     Danieli & C Officine Meccaniche SpA....................   3,068     57,339
 *   Elica SpA..............................................   3,641      7,814
     Emak SpA...............................................  24,049     33,294
     Enav SpA...............................................  43,948    198,091
     ERG SpA................................................  11,948    222,879
     Esprinet SpA...........................................   7,745     34,018
 *   Eurotech SpA...........................................   6,133     26,155
     Falck Renewables SpA...................................  31,676     63,993
 *   Fincantieri SpA........................................  85,686    124,835
     FNM SpA................................................  40,686     23,192
     Gefran SpA.............................................   1,863     13,464
     Geox SpA...............................................  17,855     32,269
     Hera SpA............................................... 170,598    470,829
 *   IMMSI SpA..............................................  62,616     29,826
     Infrastrutture Wireless Italiane SpA...................  18,368    127,731
     IVS Group SA...........................................   1,671     20,124
     La Doria SpA...........................................   3,265     35,509
     Leonardo SpA...........................................  44,182    478,964
     Massimo Zanetti Beverage Group SpA.....................   4,097     28,035
 *   Mediaset SpA...........................................  91,865    276,429
     Mediobanca Banca di Credito Finanziario SpA............ 137,017  1,199,964
 *   Mondo TV SpA...........................................   3,026     11,530

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 ITALY -- (Continued)
     Nice SpA...............................................   4,797 $   15,018
 *   Openjobmetis SpA agenzia per il lavoro.................   2,188     20,025
     Parmalat SpA...........................................  12,820     39,471
     Piaggio & C SpA........................................  29,334     62,768
     Poste Italiane SpA.....................................  66,802    479,331
     Reno de Medici SpA.....................................  44,457     43,572
     Retelit SpA............................................  24,622     39,454
     Sabaf SpA..............................................   1,702     25,192
 *   Saipem SpA............................................. 132,164    722,768
     Salini Impregilo SpA...................................  29,497     65,020
     Saras SpA.............................................. 114,090    222,765
     Servizi Italia SpA.....................................   3,494     13,453
     Sesa SpA...............................................   1,387     37,597
     Societa Cattolica di Assicurazioni SC..................  42,213    341,029
     Societa Iniziative Autostradali e Servizi SpA..........  14,244    200,681
     SOL SpA................................................   5,453     65,641
     Tod's SpA..............................................   1,877    114,757
 #*  TREVI--Finanziaria Industriale SpA.....................   9,084      2,772
     TXT e-solutions SpA....................................   1,943     17,956
     Unione di Banche Italiane SpA..........................  74,821    228,366
     Unipol Gruppo SpA......................................  93,039    374,435
     UnipolSai Assicurazioni SpA............................ 164,511    359,168
                                                                     ----------
 TOTAL ITALY................................................          9,823,044
                                                                     ----------
 JAPAN -- (17.8%)
     77 Bank, Ltd. (The)....................................  15,800    326,358
     A&A Material Corp......................................   1,700     15,820
     A&D Co., Ltd...........................................   3,400     24,684
     Achilles Corp..........................................   3,300     65,652
     AD Works Co., Ltd......................................  30,600     10,288
     Adastria Co., Ltd......................................   5,600     91,250
     ADEKA Corp.............................................  18,500    274,091
     Advan Co., Ltd.........................................   5,600     56,494
     Advanex, Inc...........................................     600     10,393
     AFC-HD AMS Life Science Co., Ltd.......................   1,800     11,371
     AGS Corp...............................................   1,900     12,729
     Ahresty Corp...........................................   4,400     27,925
     Aichi Bank, Ltd. (The).................................   2,300     87,771
     Aichi Corp.............................................   7,400     43,906
     Aichi Steel Corp.......................................   2,500     88,376
     Aichi Tokei Denki Co., Ltd.............................     600     22,003
     Aida Engineering, Ltd..................................  10,400     85,578
     Airport Facilities Co., Ltd............................   7,000     37,318
     Aisan Industry Co., Ltd................................   8,300     62,146
     Akatsuki Corp..........................................   5,800     18,333
 *   Akebono Brake Industry Co., Ltd........................  16,900     33,985
     Akita Bank, Ltd. (The).................................   4,100     95,189
     Albis Co., Ltd.........................................   1,200     31,154
     Alconix Corp...........................................   4,800     54,817
     Alinco, Inc............................................   4,500     40,726
     Alpen Co., Ltd.........................................   3,600     60,496
     Alpha Corp.............................................   1,100     13,313
     Alps Logistics Co., Ltd................................   3,700     28,254
     Altech Co., Ltd........................................   4,900     11,868
     Amada Holdings Co., Ltd................................  34,000    320,308
     Anabuki Kosan, Inc.....................................     600     15,970
     AOI TYO Holdings, Inc..................................   4,000     44,279
     AOKI Holdings, Inc.....................................   9,200    121,174
     Aomori Bank, Ltd. (The)................................   4,400    120,044

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Aoyama Trading Co., Ltd................................ 10,200 $308,585
      Arakawa Chemical Industries, Ltd.......................  4,100   57,594
      Arata Corp.............................................  2,200   99,906
      Arcland Sakamoto Co., Ltd..............................  5,900   77,261
      Arcs Co., Ltd..........................................  7,600  183,648
      Artnature, Inc.........................................  3,900   22,929
      Asahi Broadcasting Group Holdings Corp.................  2,400   16,333
      Asahi Co., Ltd.........................................  2,700   32,460
      Asahi Diamond Industrial Co., Ltd...................... 13,100   82,851
      Asahi Holdings, Inc....................................  6,900  147,756
      Asahi Kogyosha Co., Ltd................................  1,300   37,780
      Asahi Printing Co., Ltd................................  3,000   27,487
      ASAHI YUKIZAI Corp.....................................  3,800   75,096
      Asanuma Corp...........................................  1,900   55,146
      Asax Co., Ltd..........................................  2,400   12,528
      Ashimori Industry Co., Ltd.............................    900   14,890
      Asia Pile Holdings Corp................................  6,600   38,086
      ASKA Pharmaceutical Co., Ltd...........................  4,800   63,127
      Asti Corp..............................................    800   13,564
      Asunaro Aoki Construction Co., Ltd.....................  4,500   40,059
      Autobacs Seven Co., Ltd................................ 13,700  220,490
      Avex, Inc..............................................  7,300   98,228
      Awa Bank, Ltd. (The)...................................  8,400  228,594
      Bando Chemical Industries, Ltd.........................  7,900   91,383
      Bank of Iwate, Ltd. (The)..............................  3,500  133,316
      Bank of Kochi, Ltd. (The)..............................  1,000    8,724
      Bank of Nagoya, Ltd. (The).............................  3,000   94,786
      Bank of Okinawa, Ltd. (The)............................  4,880  162,753
      Bank of Saga, Ltd. (The)...............................  3,200   61,612
      Bank of the Ryukyus, Ltd...............................  8,500   96,675
      Bank of Toyama, Ltd. (The).............................    700   23,295
      Belluna Co., Ltd.......................................  9,000   89,404
      Biofermin Pharmaceutical Co., Ltd......................    500   12,749
      Bookoff Group Holdings, Ltd............................  2,300   14,962
      Bunka Shutter Co., Ltd................................. 11,500   80,580
      C Uyemura & Co., Ltd...................................    900   57,592
      Canon Electronics, Inc.................................  4,100   74,928
      Carlit Holdings Co., Ltd...............................  5,500   43,811
      Cawachi, Ltd...........................................  3,400   63,102
      C'BON COSMETICS Co., Ltd...............................    600   14,671
      Central Glass Co., Ltd.................................  7,000  151,339
      Chiba Kogyo Bank, Ltd. (The)........................... 11,900   47,082
      Chilled & Frozen Logistics Holdings Co., Ltd...........  3,100   35,571
      Chino Corp.............................................  1,700   19,355
      Chiyoda Co., Ltd.......................................  3,300   63,616
      Chiyoda Integre Co., Ltd...............................  3,000   60,243
      Chodai Co., Ltd........................................  1,300    9,849
      Chori Co., Ltd.........................................  2,100   34,592
      Chubu Shiryo Co., Ltd..................................  5,400   65,742
      Chuetsu Pulp & Paper Co., Ltd..........................  2,000   26,700
      Chugai Ro Co., Ltd.....................................    600   12,783
      Chugoku Bank, Ltd. (The)............................... 35,600  319,684
      Chugoku Marine Paints, Ltd............................. 13,400  107,632
      Chukyo Bank, Ltd. (The)................................  2,800   56,366
      Chuo Gyorui Co., Ltd...................................    500   12,481
      CI Takiron Corp........................................  9,000   46,287
      Citizen Watch Co., Ltd................................. 68,000  391,405
      CKD Corp............................................... 10,600  121,965
      CK-San-Etsu Co., Ltd...................................    400   10,684

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               Shares Value>>
                                                               ------ --------
 JAPAN -- (Continued)
     Cleanup Corp.............................................  4,700 $ 28,661
     CMK Corp................................................. 12,400   79,481
     COLOPL, Inc..............................................  8,800   54,209
     Cosel Co., Ltd...........................................  5,100   52,474
     Cosmo Energy Holdings Co., Ltd...........................  9,000  331,007
     Cosmos Initia Co., Ltd...................................  2,700   14,751
     CRE, Inc.................................................  2,000   17,638
     Create Medic Co., Ltd....................................  1,500   14,633
     Credit Saison Co., Ltd................................... 34,000  539,921
     Cross Plus, Inc..........................................  1,000    6,986
     CTI Engineering Co., Ltd.................................  2,500   33,448
     Dai Nippon Toryo Co., Ltd................................  4,800   48,466
     Daicel Corp.............................................. 36,600  387,192
     Dai-Dan Co., Ltd.........................................  3,200   75,260
     Daido Kogyo Co., Ltd.....................................  2,100   19,893
     Daido Metal Co., Ltd.....................................  9,400   71,912
     Daido Steel Co., Ltd.....................................  6,600  271,725
     Daihatsu Diesel Manufacturing Co., Ltd...................  4,600   27,226
     Daihen Corp..............................................  4,400  103,136
     Daiho Corp...............................................  3,600   99,096
     Daiichi Jitsugyo Co., Ltd................................  1,900   62,816
     Daiichi Kigenso Kagaku-Kogyo Co., Ltd....................  3,000   29,463
     Dai-ichi Seiko Co., Ltd..................................  1,900   23,991
     Daiken Corp..............................................  2,600   47,608
     Daiki Aluminium Industry Co., Ltd........................  6,000   34,727
     Daikoku Denki Co., Ltd...................................  2,500   35,562
 *   Daikokuya Holdings Co., Ltd.............................. 42,100   18,255
 #   Daikyo, Inc..............................................  6,600  173,227
     Daikyonishikawa Corp.....................................  6,900   65,911
     Dainichiseika Color & Chemicals Manufacturing Co., Ltd...  3,100   91,607
 #   Daio Paper Corp.......................................... 13,600  176,322
     Daishi Hokuetsu Financial Group, Inc.....................  8,750  314,840
     Daisue Construction Co., Ltd.............................  3,500   37,807
     Daito Bank, Ltd. (The)...................................  2,700   22,083
     Daitron Co., Ltd.........................................  1,400   24,010
     Daiwabo Holdings Co., Ltd................................  3,200  188,796
     Daiyu Lic Holdings Co., Ltd..............................  2,800   26,496
     DCM Holdings Co., Ltd.................................... 21,900  212,956
     Delica Foods Holdings Co., Ltd...........................  1,100   14,621
     Denka Co., Ltd........................................... 13,300  432,552
     Denyo Co., Ltd...........................................  4,200   63,373
     Dexerials Corp...........................................  9,500   81,550
     DIC Corp................................................. 13,900  410,191
     DKK-Toa Corp.............................................  1,800   21,006
     DKS Co., Ltd.............................................  2,000   43,865
     Doshisha Co., Ltd........................................  4,000   82,364
     Doutor Nichires Holdings Co., Ltd........................  6,700  119,065
     Dowa Holdings Co., Ltd................................... 10,900  317,225
     DSB Co., Ltd.............................................  1,700    7,762
     DyDo Group Holdings, Inc.................................  1,800   91,369
     Dynic Corp...............................................  1,800   13,358
     Eagle Industry Co., Ltd..................................  6,600   76,902
     Ebara Corp............................................... 10,000  291,262
     Ebara Foods Industry, Inc................................    600   11,364
     Ebara Jitsugyo Co., Ltd..................................  2,100   35,028
     EDION Corp............................................... 19,600  206,107
     Ehime Bank, Ltd. (The)...................................  8,800   90,701
     Eidai Co., Ltd...........................................  8,000   33,323
     Eighteenth Bank, Ltd. (The)..............................  3,000   81,677

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Elematec Corp..........................................  1,800 $ 38,344
      Endo Lighting Corp.....................................  2,400   16,620
      Enomoto Co., Ltd.......................................  1,600   13,195
  #*  Enshu, Ltd.............................................  1,100   14,254
      Ensuiko Sugar Refining Co., Ltd........................  2,700    5,936
      ESPEC Corp.............................................  3,600   64,030
      Excel Co., Ltd.........................................  1,800   30,686
      Exedy Corp.............................................  6,600  162,563
      FALCO HOLDINGS Co., Ltd................................  2,300   33,914
      FCC Co., Ltd...........................................  5,700  141,166
      Feed One Co., Ltd...................................... 23,100   39,319
      Ferrotec Holdings Corp.................................  9,900   89,853
      FIDEA Holdings Co., Ltd................................ 38,700   52,009
      Fields Corp............................................  4,400   32,895
      First Bank of Toyama, Ltd. (The).......................  9,800   36,650
      First Juken Co., Ltd...................................  1,000   10,619
      FJ Next Co., Ltd.......................................  2,400   17,780
      Foster Electric Co., Ltd...............................  5,800   84,755
      France Bed Holdings Co., Ltd...........................  5,300   44,774
      Freund Corp............................................  2,400   18,664
      F-Tech, Inc............................................  3,200   31,268
      Fudo Tetra Corp........................................  3,120   47,466
      Fuji Co., Ltd..........................................  4,600   86,380
      Fuji Corp., Ltd........................................  6,900   52,714
      Fuji Die Co., Ltd......................................  2,800   20,353
      Fuji Oil Co., Ltd...................................... 15,000   57,428
      Fuji Soft, Inc.........................................  3,800  174,106
      Fujibo Holdings, Inc...................................  2,300   67,011
      Fujicco Co., Ltd.......................................  3,800   87,215
      Fujikura Kasei Co., Ltd................................  5,500   30,826
      Fujikura Rubber, Ltd...................................  6,200   29,716
      Fujikura, Ltd.......................................... 68,000  293,340
      Fujimi, Inc............................................  3,900   89,013
      Fujimori Kogyo Co., Ltd................................  2,900   84,366
      Fujisash Co., Ltd...................................... 25,800   21,715
      Fujitec Co., Ltd....................................... 12,300  134,011
      Fujitsu Frontech, Ltd..................................  2,800   31,210
      Fujiya Co., Ltd........................................  1,000   21,649
      FuKoKu Co., Ltd........................................  1,800   14,696
      Fukuda Corp............................................  1,500   61,748
      Fukuda Denshi Co., Ltd.................................  1,300   82,099
      Fukui Bank, Ltd. (The).................................  4,800   90,808
  *   Fukushima Bank, Ltd. (The).............................  5,700   30,442
      Fukuyama Transporting Co., Ltd.........................  6,700  259,622
      Furukawa Battery Co., Ltd. (The).......................  3,000   22,596
      Furukawa Co., Ltd......................................  7,000   86,549
      Furukawa Electric Co., Ltd............................. 12,500  337,339
      Furuno Electric Co., Ltd...............................  6,500   77,080
      Furusato Industries, Ltd...............................  2,400   38,583
      Fuso Pharmaceutical Industries, Ltd....................  1,300   30,940
      Futaba Industrial Co., Ltd............................. 12,200   66,660
      Fuyo General Lease Co., Ltd............................  4,100  227,763
      Gakken Holdings Co., Ltd...............................    600   30,365
      Gecoss Corp............................................  2,300   21,927
      Geo Holdings Corp......................................  6,300   95,975
      Geostr Corp............................................  3,100   13,819
      Gfoot Co., Ltd.........................................  3,900   26,007
      GL Sciences, Inc.......................................  1,000   13,581
  #   Global, Ltd. (The).....................................  1,600   10,492

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      GLOBERIDE, Inc.........................................  2,000 $ 48,075
      Glory, Ltd............................................. 10,400  242,178
      Godo Steel, Ltd........................................  3,100   59,498
      Goldcrest Co., Ltd.....................................  4,600   72,033
      Grandy House Corp......................................  4,100   16,652
      GS Yuasa Corp.......................................... 14,200  291,486
      GSI Creos Corp.........................................    900   10,752
      G-Tekt Corp............................................  4,800   67,744
  *   Gumi, Inc..............................................  4,100   21,854
      Gunma Bank, Ltd. (The)................................. 70,900  320,989
      Gunze, Ltd.............................................  4,000  177,393
      H2O Retailing Corp..................................... 20,000  310,744
      Hachijuni Bank, Ltd. (The)............................. 12,000   50,686
      Hagihara Industries, Inc...............................  2,400   35,600
      Hagiwara Electric Holdings Co., Ltd....................  1,800   47,398
      Hagoromo Foods Corp....................................    500   11,888
      Hakudo Co., Ltd........................................    800   12,615
      Hakuto Co., Ltd........................................  3,000   33,987
      Hakuyosha Co., Ltd.....................................    600   16,267
      Hamakyorex Co., Ltd....................................  3,500  113,011
      Hanwa Co., Ltd.........................................  7,500  245,618
      Happinet Corp..........................................  4,000   60,729
      Harada Industry Co., Ltd...............................  1,700   12,226
      Hard Off Corp. Co., Ltd................................  1,300   10,889
      Harima Chemicals Group, Inc............................  2,900   24,591
      Haruyama Holdings, Inc.................................  2,000   15,791
      Hayashikane Sangyo Co., Ltd............................  2,600   16,207
      Hazama Ando Corp....................................... 33,100  228,568
      Heiwa Corp.............................................  9,000  205,830
      Heiwa Real Estate Co., Ltd.............................  5,600  103,720
      Heiwado Co., Ltd.......................................  6,500  166,611
      HI-LEX Corp............................................  5,200  108,912
      Himaraya Co., Ltd......................................  1,800   15,775
      Hirakawa Hewtech Corp..................................  2,000   27,672
      Hiroshima Bank, Ltd. (The)............................. 59,500  367,002
      Hiroshima Electric Railway Co., Ltd....................  3,200   31,717
      Hitachi Capital Corp...................................  9,300  228,028
      Hitachi Transport System, Ltd..........................  3,400   87,307
      Hitachi Zosen Corp..................................... 39,100  148,596
      Hogy Medical Co., Ltd..................................  4,400  129,976
      Hokkaido Coca-Cola Bottling Co., Ltd...................    600   19,776
      Hokkan Holdings, Ltd...................................  2,600   42,948
      Hokko Chemical Industry Co., Ltd.......................  4,000   18,899
      Hokkoku Bank, Ltd. (The)...............................  5,200  190,807
      Hokuetsu Corp.......................................... 30,100  143,780
      Hokuetsu Industries Co., Ltd...........................  2,200   21,340
      Hokuhoku Financial Group, Inc.......................... 27,700  343,165
      Hokuriku Electric Industry Co., Ltd....................  2,500   25,440
      Hokuriku Electrical Construction Co., Ltd..............  3,200   28,721
      Hokuto Corp............................................  4,300   73,349
      H-One Co., Ltd.........................................  5,000   52,857
      Honeys Holdings Co., Ltd...............................  4,100   32,567
      Honshu Chemical Industry Co., Ltd......................  1,200   12,466
      Hoosiers Holdings...................................... 10,600   58,830
      Howa Machinery, Ltd....................................  3,900   27,539
      Hyakugo Bank, Ltd. (The)............................... 52,700  193,629
      Hyakujushi Bank, Ltd. (The)............................  5,600  143,128
      Ibiden Co., Ltd........................................ 26,500  327,226
      IBJ Leasing Co., Ltd...................................  6,700  168,220

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Ichiken Co., Ltd.......................................  1,200 $ 23,403
      Ichinen Holdings Co., Ltd..............................  3,600   43,595
      Ichiyoshi Securities Co., Ltd..........................  7,300   61,457
      IDOM, Inc.............................................. 13,700   46,122
      Iino Kaiun Kaisha, Ltd................................. 20,200   88,646
      IJT Technology Holdings Co., Ltd.......................  4,600   28,518
      Ikegami Tsushinki Co., Ltd.............................    800    8,626
      IMAGICA GROUP, Inc.....................................  3,100   15,318
      Imasen Electric Industrial.............................  3,200   29,391
      Inaba Denki Sangyo Co., Ltd............................  4,500  181,183
      Inaba Seisakusho Co., Ltd..............................  1,900   23,167
      Inabata & Co., Ltd..................................... 10,100  134,952
      Ines Corp..............................................  8,400   98,031
      Intellex Co., Ltd......................................    900    6,180
      Internet Initiative Japan, Inc.........................  5,400  104,513
      Inui Global Logistics Co., Ltd.........................  3,600   31,935
      I-O Data Device, Inc...................................  1,200   14,188
      Iseki & Co., Ltd.......................................  3,900   67,022
  *   Ishihara Sangyo Kaisha, Ltd............................  7,000   83,566
      Ishizuka Glass Co., Ltd................................    800   15,622
      Itochu Enex Co., Ltd................................... 11,300  106,398
      Itochu-Shokuhin Co., Ltd...............................  1,000   46,571
      Itoki Corp............................................. 10,300   53,511
      IwaiCosmo Holdings, Inc................................  3,600   46,036
      Iwaki & Co., Ltd.......................................  6,000   28,830
      Iwaki Co., Ltd.........................................  2,100   24,824
      Iwasaki Electric Co., Ltd..............................  1,300   17,118
      Iwatani Corp...........................................  6,800  240,204
      J Trust Co., Ltd....................................... 16,600   84,680
      Jaccs Co., Ltd.........................................  6,000  112,487
      Janome Sewing Machine Co., Ltd.........................  3,300   16,935
      Japan Asia Group, Ltd..................................  6,900   24,229
      Japan Aviation Electronics Industry, Ltd............... 10,000  132,420
      Japan Cash Machine Co., Ltd............................  3,500   34,473
  *   Japan Display, Inc..................................... 56,400   54,514
      Japan Electronic Materials Corp........................  2,900   19,514
      Japan Oil Transportation Co., Ltd......................    700   18,121
      Japan Pulp & Paper Co., Ltd............................  2,100   77,190
      Japan Securities Finance Co., Ltd...................... 22,200  124,330
      Japan Transcity Corp...................................  7,000   27,409
      Japan Wool Textile Co., Ltd. (The)..................... 10,100   79,744
      JBCC Holdings, Inc.....................................  3,800   49,824
      Jimoto Holdings, Inc................................... 37,400   48,900
      JK Holdings Co., Ltd...................................  2,700   17,326
      JMS Co., Ltd...........................................  3,000   15,267
      Joban Kosan Co., Ltd...................................    900   13,733
      J-Oil Mills, Inc.......................................  2,400   82,723
      Joshin Denki Co., Ltd..................................  3,400   86,885
      JSP Corp...............................................  2,700   53,323
      Juki Corp..............................................  5,000   55,992
      Juroku Bank, Ltd. (The)................................  7,100  160,328
      JVC Kenwood Corp....................................... 36,300   89,750
  *   Kadokawa Dwango........................................ 11,900  118,807
      Kaga Electronics Co., Ltd..............................  3,100   69,427
      Kamei Corp.............................................  5,900   67,983
      Kanaden Corp...........................................  3,500   36,444
      Kanagawa Chuo Kotsu Co., Ltd...........................  1,300   43,198
      Kanamoto Co., Ltd......................................  5,300  177,103
      Kaneka Corp............................................  7,200  300,930

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Kaneko Seeds Co., Ltd..................................  1,700 $ 21,781
      Kanematsu Corp......................................... 14,700  188,747
  *   Kansai Mirai Financial Group, Inc...................... 17,895  138,420
      Kansai Super Market, Ltd...............................  2,300   21,279
      Kasai Kogyo Co., Ltd...................................  4,800   44,254
      Katakura & Co-op Agri Corp.............................  2,200   23,549
      Kato Sangyo Co., Ltd...................................  4,400  135,584
      Kato Works Co., Ltd....................................  2,400   68,859
      KAWADA TECHNOLOGIES, Inc...............................  1,000   57,540
      Kawagishi Bridge Works Co., Ltd........................    400   12,022
  *   Kawasaki Kisen Kaisha, Ltd............................. 18,000  239,859
      Keihanshin Building Co., Ltd...........................  7,000   51,540
      Keihin Co., Ltd........................................  1,400   18,365
      Keihin Corp............................................  9,900  194,930
      Keiyo Bank, Ltd. (The)................................. 25,000  182,304
      Keiyo Co., Ltd.........................................  9,800   48,501
      KEL Corp...............................................    800    6,881
      Kenko Mayonnaise Co., Ltd..............................  2,200   47,046
      Kimura Chemical Plants Co., Ltd........................  3,200   11,161
      Kimura Unity Co., Ltd..................................  1,300   13,210
  *   Kinki Sharyo Co., Ltd. (The)...........................    800   16,098
      Kintetsu World Express, Inc............................  6,700  104,241
      Kirindo Holdings Co., Ltd..............................  1,200   16,773
      Kitagawa Corp..........................................  1,900   44,604
      Kita-Nippon Bank, Ltd. (The)...........................  2,100   46,783
      Kitano Construction Corp...............................  1,200   40,324
      Kitz Corp.............................................. 17,600  140,241
      Kiyo Bank, Ltd. (The).................................. 13,600  201,547
      Koa Corp...............................................  5,700   78,881
      Koatsu Gas Kogyo Co., Ltd..............................  5,200   37,828
      Kobe Steel, Ltd........................................ 66,600  535,485
      Kobelco Eco-Solutions Co., Ltd.........................  1,200   19,399
      Kohnan Shoji Co., Ltd..................................  7,000  175,132
      Kohsoku Corp...........................................  1,500   13,825
  *   Kojima Co., Ltd........................................  5,800   25,551
      Kokusai Co., Ltd.......................................  2,400   17,116
      KOMAIHALTEC, Inc.......................................    600   11,545
      Komatsu Wall Industry Co., Ltd.........................  1,200   22,049
      Komehyo Co., Ltd.......................................  1,100   15,071
      Komeri Co., Ltd........................................  7,300  189,177
      Konaka Co., Ltd........................................  4,200   18,593
      Kondotec, Inc..........................................  4,200   38,102
      Konishi Co., Ltd.......................................  6,000   84,073
      Konoike Transport Co., Ltd.............................  5,600   84,685
      Kosaido Co., Ltd.......................................  6,500   26,407
      Kosei Securities Co., Ltd. (The).......................    900    8,557
      Krosaki Harima Corp....................................    900   59,519
      KRS Corp...............................................  1,200   27,017
      K's Holdings Corp...................................... 20,600  260,238
      KU Holdings Co., Ltd...................................  2,600   21,358
      Kumagai Gumi Co., Ltd..................................  6,400  167,157
      Kumiai Chemical Industry Co., Ltd...................... 20,100  125,118
      Kurabo Industries, Ltd.................................  4,600  111,041
      Kureha Corp............................................  3,600  231,353
      Kurimoto, Ltd..........................................  1,600   23,930
      Kuriyama Holdings Corp.................................  1,000   15,538
      Kuroda Precision Industries, Ltd.......................    800   13,057
      KYB Corp...............................................  3,100   74,359
      Kyodo Printing Co., Ltd................................  1,600   40,173

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Kyoei Steel, Ltd.......................................   4,600 $ 83,328
      Kyokuto Kaihatsu Kogyo Co., Ltd........................   6,800   97,076
      Kyokuto Securities Co., Ltd............................   5,000   60,360
      Kyokuyo Co., Ltd.......................................   1,500   41,189
      KYORIN Holdings, Inc...................................   9,600  209,659
      Kyoritsu Printing Co., Ltd.............................   3,700    8,458
      Kyosan Electric Manufacturing Co., Ltd.................   8,000   37,309
      Kyowa Electronic Instruments Co., Ltd..................   3,400   12,197
      Kyowa Leather Cloth Co., Ltd...........................   2,700   20,331
      Kyushu Leasing Service Co., Ltd........................   2,800   17,280
      Lacto Japan Co., Ltd...................................     600   35,326
      Leopalace21 Corp.......................................  57,800  240,764
      Lintec Corp............................................   9,100  215,369
      Lonseal Corp...........................................     700   11,697
      Look Holdings, Inc.....................................   1,800   18,320
      Macnica Fuji Electronics Holdings, Inc.................  10,100  146,014
      Maeda Corp.............................................  28,000  316,390
      Maeda Road Construction Co., Ltd.......................  12,000  218,567
      Maezawa Industries, Inc................................   4,800   17,095
      Makino Milling Machine Co., Ltd........................   5,000  190,290
      Mamiya-Op Co., Ltd.....................................   1,300   11,425
      Marubun Corp...........................................   3,500   24,088
      Marudai Food Co., Ltd..................................   4,800   78,165
      Marufuji Sheet Piling Co., Ltd.........................     600   13,279
      Maruha Nichiro Corp....................................   5,200  188,250
      Maruka Machinery Co., Ltd..............................   2,200   46,257
      Marusan Securities Co., Ltd............................   3,900   30,032
      Maruyama Manufacturing Co., Inc........................   1,100   15,934
  *   Maruzen CHI Holdings Co., Ltd..........................   3,000    9,268
      Maruzen Showa Unyu Co., Ltd............................   2,200   58,178
      Matsuda Sangyo Co., Ltd................................   2,600   32,280
      Matsui Construction Co., Ltd...........................   3,500   25,595
      Max Co., Ltd...........................................   5,600   75,392
      Maxell Holdings, Ltd...................................  10,900  138,895
      Maxvalu Nishinihon Co., Ltd............................   1,800   29,826
      Maxvalu Tokai Co., Ltd.................................   1,200   26,479
      Mebuki Financial Group, Inc............................ 110,280  335,843
      Medical System Network Co., Ltd........................   4,000   18,977
      Megmilk Snow Brand Co., Ltd............................   9,700  226,907
      Meidensha Corp.........................................   7,200  102,002
      Meiji Electric Industries Co., Ltd.....................   1,100   20,134
      Meiji Shipping Co., Ltd................................   2,800    9,453
      Meisei Industrial Co., Ltd.............................   8,100   61,219
      Meiwa Corp.............................................   7,300   28,066
      Meiwa Estate Co., Ltd..................................   2,900   16,093
      Mercuria Investment Co., Ltd...........................   3,100   23,058
      Mesco, Inc.............................................   1,600   16,922
      METAWATER Co., Ltd.....................................   2,500   64,106
      Michinoku Bank, Ltd. (The).............................   4,000   63,356
      Micronics Japan Co., Ltd...............................   7,700   49,228
      Mie Kotsu Group Holdings, Inc..........................  11,700   54,319
      Mikuni Corp............................................   6,100   33,452
      Mimasu Semiconductor Industry Co., Ltd.................   3,400   44,630
      Ministop Co., Ltd......................................   2,500   46,160
      Mirait Holdings Corp...................................  13,310  214,914
      Misawa Homes Co., Ltd..................................   4,900   36,820
      Mitachi Co., Ltd.......................................   1,700   11,956
      Mitani Corp............................................   1,800   85,866
      Mitani Sangyo Co., Ltd.................................   3,600   10,269

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Mitani Sekisan Co., Ltd................................  1,900 $ 43,104
      Mito Securities Co., Ltd............................... 12,400   35,878
      Mitsuba Corp...........................................  7,600   59,842
      Mitsubishi Kakoki Kaisha, Ltd..........................  1,800   26,725
      Mitsubishi Logisnext Co., Ltd..........................  1,400   16,646
      Mitsubishi Logistics Corp.............................. 12,500  286,568
      Mitsubishi Materials Corp.............................. 20,800  575,846
      Mitsubishi Paper Mills, Ltd............................  7,800   40,247
      Mitsubishi Research Institute, Inc.....................  1,400   43,707
      Mitsubishi Shokuhin Co., Ltd...........................  2,900   74,738
      Mitsuboshi Belting, Ltd................................  4,500  110,550
  *   Mitsui E&S Holdings Co., Ltd........................... 18,100  303,938
  #   Mitsui High-Tec, Inc...................................  5,100   54,789
      Mitsui Matsushima Holdings Co., Ltd....................  1,600   25,085
      Mitsui Mining & Smelting Co., Ltd...................... 11,500  325,826
      Mitsui OSK Lines, Ltd.................................. 22,600  549,283
      Mitsui Sugar Co., Ltd..................................  2,800   75,319
  *   Mitsui-Soko Holdings Co., Ltd..........................  4,400   67,934
      Mixi, Inc..............................................  8,500  185,724
      Miyaji Engineering Group, Inc..........................  1,600   38,567
      Miyazaki Bank, Ltd. (The)..............................  3,200   83,365
      Miyoshi Oil & Fat Co., Ltd.............................  1,800   19,787
      Mizuno Corp............................................  4,000   93,592
      Mochida Pharmaceutical Co., Ltd........................  2,500  197,648
      Modec, Inc.............................................  3,900  116,912
      Molitec Steel Co., Ltd.................................  2,000    8,932
      MORESCO Corp...........................................  1,200   16,548
      Morinaga Milk Industry Co., Ltd........................  7,800  207,914
      Morishita Jintan Co., Ltd..............................    600   13,181
      Morito Co., Ltd........................................  2,900   21,934
      Morozoff, Ltd..........................................    300   14,675
      Mory Industries, Inc...................................  1,000   24,629
      MrMax Holdings, Ltd....................................  4,600   21,312
      Mugen Estate Co., Ltd..................................  1,800   10,296
      Musashi Seimitsu Industry Co., Ltd.....................  8,200  119,670
      Musashino Bank, Ltd. (The).............................  6,600  178,109
      Nachi-Fujikoshi Corp...................................  3,100  126,256
      Nadex Co., Ltd.........................................    800    7,548
      Nafco Co., Ltd.........................................  1,700   27,246
      Nagano Bank, Ltd. (The)................................  1,800   27,348
      Nagano Keiki Co., Ltd..................................  4,200   34,935
      Nagase & Co., Ltd...................................... 23,900  375,399
      Nakabayashi Co., Ltd...................................  4,000   22,330
      Nakamoto Packs Co., Ltd................................  1,200   19,596
      Nakamuraya Co., Ltd....................................    900   35,813
      Nakano Corp............................................  3,000   17,254
      Nakayama Steel Works, Ltd..............................  4,600   24,183
      Nakayamafuku Co., Ltd..................................  1,500    8,201
      Nanto Bank, Ltd. (The).................................  6,400  146,357
      Narasaki Sangyo Co., Ltd...............................  1,200   20,522
      NEC Capital Solutions, Ltd.............................  2,600   40,857
      NEC Networks & System Integration Corp.................  4,300   93,723
  *   New Japan Chemical Co., Ltd............................  9,600   17,444
      NHK Spring Co., Ltd.................................... 42,900  367,339
      Nicca Chemical Co., Ltd................................  1,600   17,065
      Nice Holdings, Inc.....................................  1,200   12,386
      Nichiha Corp...........................................  4,700  103,795
      Nichi-iko Pharmaceutical Co., Ltd......................  8,900  121,238
      Nichirin Co., Ltd......................................  1,950   41,190

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Nihon Chouzai Co., Ltd.................................   1,400 $ 43,390
  *   Nihon Dempa Kogyo Co., Ltd.............................   3,100   13,527
      Nihon Denkei Co., Ltd..................................   1,400   20,406
      Nihon House Holdings Co., Ltd..........................   7,500   34,219
      Nihon Nohyaku Co., Ltd.................................   9,400   52,092
      Nihon Parkerizing Co., Ltd.............................  11,100  134,052
      Nihon Plast Co., Ltd...................................   4,500   36,398
      Nihon Tokushu Toryo Co., Ltd...........................   3,100   59,446
      Nihon Yamamura Glass Co., Ltd..........................   2,700   40,164
      Niitaka Co., Ltd.......................................   1,200   18,314
      Nikki Co., Ltd.........................................     600   11,704
      Nikkiso Co., Ltd.......................................  11,600  134,688
      Nikkon Holdings Co., Ltd...............................  11,300  273,059
      Nippi, Inc.............................................     400   10,851
      Nippo Corp.............................................  12,300  201,661
      Nippon Carbide Industries Co., Inc.....................   1,200   19,805
      Nippon Chemical Industrial Co., Ltd....................   1,800   48,992
      Nippon Chemi-Con Corp..................................   3,000   67,931
      Nippon Chemiphar Co., Ltd..............................     500   18,407
      Nippon Coke & Engineering Co., Ltd.....................  39,500   36,387
      Nippon Concrete Industries Co., Ltd....................   8,200   22,096
      Nippon Denko Co., Ltd..................................  24,600   58,429
      Nippon Densetsu Kogyo Co., Ltd.........................   7,200  145,586
      Nippon Dry-Chemical Co., Ltd...........................   1,400   16,043
      Nippon Electric Glass Co., Ltd.........................  18,500  466,116
      Nippon Filcon Co., Ltd.................................   3,100   15,932
      Nippon Flour Mills Co., Ltd............................  11,600  192,124
      Nippon Hume Corp.......................................   4,500   36,143
      Nippon Kayaku Co., Ltd.................................  29,600  352,275
      Nippon Kinzoku Co., Ltd................................     900   11,548
      Nippon Koei Co., Ltd...................................   3,200   72,031
      Nippon Koshuha Steel Co., Ltd..........................   2,400   14,533
      Nippon Light Metal Holdings Co., Ltd................... 130,700  275,593
      Nippon Paper Industries Co., Ltd.......................  23,300  422,146
      Nippon Pillar Packing Co., Ltd.........................   3,900   52,235
      Nippon Piston Ring Co., Ltd............................   1,500   28,202
      Nippon Road Co., Ltd. (The)............................   1,600   88,435
      Nippon Seisen Co., Ltd.................................     600   18,466
      Nippon Sheet Glass Co., Ltd............................  18,800  159,055
      Nippon Signal Co., Ltd.................................  12,900  118,114
      Nippon Soda Co., Ltd...................................   5,200  135,134
      Nippon Steel & Sumikin Bussan Corp.....................   3,200  139,383
      Nippon Suisan Kaisha, Ltd..............................  56,700  362,181
      Nippon Thompson Co., Ltd...............................  12,200   70,551
      Nippon View Hotel Co., Ltd.............................     600    6,851
      Nippon Yakin Kogyo Co., Ltd............................  34,500   91,703
      Nippon Yusen K.K.......................................  33,400  538,605
      Nipro Corp.............................................  23,800  303,074
      Nishimatsu Construction Co., Ltd.......................  11,500  268,070
      Nishimatsuya Chain Co., Ltd............................  10,000   89,011
      Nishi-Nippon Financial Holdings, Inc...................  29,100  276,539
      Nishio Rent All Co., Ltd...............................   4,000  128,887
      Nissan Tokyo Sales Holdings Co., Ltd...................   4,700   14,441
      Nissei Plastic Industrial Co., Ltd.....................   3,700   34,416
      Nissha Co., Ltd........................................   6,900  112,289
      Nisshin Fudosan Co.....................................   7,500   34,966
      Nisshin Oillio Group, Ltd. (The).......................   5,900  177,047
      Nisshin Steel Co., Ltd.................................  11,000  143,579
      Nisshinbo Holdings, Inc................................  32,304  355,623

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Nissin Corp............................................  3,100 $ 59,578
      Nissin Electric Co., Ltd............................... 10,000   81,697
      Nissin Kogyo Co., Ltd..................................  8,900  129,488
      Nitta Gelatin, Inc.....................................  1,700   11,489
      Nittan Valve Co., Ltd..................................  3,600   10,904
      Nitto Boseki Co., Ltd..................................  5,600  110,647
      Nitto Fuji Flour Milling Co., Ltd......................    400   19,099
      Nitto Kogyo Corp.......................................  5,900  102,756
      Nitto Kohki Co., Ltd...................................  2,200   45,825
      Nitto Seiko Co., Ltd...................................  6,100   33,702
      Nittoc Construction Co., Ltd...........................  4,000   26,132
      Noda Corp..............................................  1,700   15,593
      NOK Corp............................................... 18,700  269,071
      Nomura Real Estate Holdings, Inc....................... 25,800  484,652
      Noritake Co., Ltd......................................  2,400  119,829
      Noritsu Koki Co., Ltd..................................  4,500  101,124
      Noritz Corp............................................  6,100   88,577
      North Pacific Bank, Ltd................................ 69,400  208,111
      Nozawa Corp............................................  1,400   14,545
      NS United Kaiun Kaisha, Ltd............................  2,200   53,656
      NTN Corp............................................... 97,100  355,157
      NuFlare Technology, Inc................................  1,000   50,250
      Odelic Co., Ltd........................................    600   22,115
      Oenon Holdings, Inc.................................... 13,200   45,767
      Ogaki Kyoritsu Bank, Ltd. (The)........................  7,800  173,094
      Ohara, Inc.............................................  1,200   25,260
      Ohmoto Gumi Co., Ltd...................................    200    8,611
      Oiles Corp.............................................  3,800   69,777
      Oita Bank, Ltd. (The)..................................  3,000   99,223
      Okabe Co., Ltd.........................................  8,300   73,787
      Okamura Corp...........................................  8,400  114,502
      Okasan Securities Group, Inc........................... 35,000  167,572
      Okaya Electric Industries Co., Ltd.....................  3,900   16,333
      Oki Electric Industry Co., Ltd......................... 16,600  227,211
      Okinawa Cellular Telephone Co..........................    500   18,419
      OKK Corp...............................................  1,300   12,177
      OKUMA Corp.............................................  4,600  229,681
      Okumura Corp...........................................  6,700  211,453
      Okura Industrial Co., Ltd..............................  1,800   32,974
      Okuwa Co., Ltd.........................................  7,000   70,126
      Olympic Group Corp.....................................  2,600   18,334
      ONO Sokki Co., Ltd.....................................  3,300   21,842
      Onoken Co., Ltd........................................  4,200   61,265
      Onward Holdings Co., Ltd............................... 27,300  164,582
      Organo Corp............................................  1,500   41,680
      Origin Electric Co., Ltd...............................  1,300   18,571
      Osaka Organic Chemical Industry, Ltd...................  3,700   45,201
      Osaka Soda Co., Ltd....................................  2,600   61,141
      Osaki Electric Co., Ltd................................  8,800   56,243
      OSJB Holdings Corp..................................... 12,500   31,577
      OUG Holdings, Inc......................................    600   14,043
      Ozu Corp...............................................    600   10,442
      Pacific Industrial Co., Ltd............................  9,000  131,492
      Pack Corp. (The).......................................  2,200   62,966
      PALTAC Corp............................................    300   15,285
      Paltek Corp............................................  2,400   13,672
      Parco Co., Ltd.........................................  5,100   54,136
      Parker Corp............................................  2,000   10,133
      PC Depot Corp..........................................  7,800   39,163

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      PCA Corp...............................................     900 $ 15,840
      Pegasus Sewing Machine Manufacturing Co., Ltd..........   6,000   42,162
      Pickles Corp...........................................   1,300   25,826
      Piolax, Inc............................................   6,000  130,734
  *   Pioneer Corp...........................................  37,600   33,668
      Plant Co., Ltd.........................................   1,900   20,351
      Plenus Co., Ltd........................................   4,200   67,217
      Press Kogyo Co., Ltd...................................  17,400   79,552
      Pressance Corp.........................................   7,400   84,160
      Prospect Co., Ltd...................................... 106,000   35,777
      Proto Corp.............................................   2,700   35,796
      PS Mitsubishi Construction Co., Ltd....................   6,800   37,806
      Punch Industry Co., Ltd................................   4,100   23,391
      Raito Kogyo Co., Ltd...................................   9,400  126,972
      Rasa Corp..............................................   1,900   15,751
      Raysum Co., Ltd........................................   2,300   28,315
      Renesas Easton Co., Ltd................................   6,000   25,623
      Rengo Co., Ltd.........................................  40,400  352,164
  *   Renown, Inc............................................  18,100   18,497
      Retail Partners Co., Ltd...............................   4,300   49,181
      Riberesute Corp........................................   2,000   16,514
      Ricoh Leasing Co., Ltd.................................   3,100  101,763
      Riken Corp.............................................   1,900   90,932
      Riken Keiki Co., Ltd...................................   2,900   57,239
      Riken Technos Corp.....................................   7,500   33,790
      Riken Vitamin Co., Ltd.................................   1,600   49,332
      Rion Co., Ltd..........................................   2,200   43,952
      Riso Kagaku Corp.......................................   2,500   52,727
      Rix Corp...............................................     600    8,393
      Roland DG Corp.........................................   2,500   53,239
      Ryobi, Ltd.............................................   5,900  171,255
      Ryoden Corp............................................   3,500   48,641
      S LINE Co., Ltd........................................   1,800   19,197
      S&B Foods, Inc.........................................     300   22,090
      Sac's Bar Holdings, Inc................................   4,300   38,110
      Saizeriya Co., Ltd.....................................   5,200   98,686
      Sakai Chemical Industry Co., Ltd.......................   4,000   92,164
      Sakai Heavy Industries, Ltd............................     700   20,675
      Sakai Ovex Co., Ltd....................................     700   13,912
      Sakata INX Corp........................................   8,200   81,189
      Sala Corp..............................................  12,900   73,813
      SAMTY Co., Ltd.........................................   2,800   36,657
      San Holdings, Inc......................................   1,100   25,682
      San ju San Financial Group, Inc........................   4,330   76,643
      San-A Co., Ltd.........................................     500   21,094
      San-Ai Oil Co., Ltd....................................  11,700  125,807
  *   Sanden Holdings Corp...................................   4,900   53,541
      Sanei Architecture Planning Co., Ltd...................   1,500   21,876
      Sangetsu Corp..........................................  10,400  200,026
      San-In Godo Bank, Ltd. (The)...........................  33,000  250,383
      Sanken Electric Co., Ltd...............................   4,500   99,275
      Sanko Gosei, Ltd.......................................   2,000    6,972
      Sanko Metal Industrial Co., Ltd........................     300    8,071
      Sankyo Tateyama, Inc...................................   5,700   64,135
      Sanoh Industrial Co., Ltd..............................   5,900   33,603
      Sanoyas Holdings Corp..................................   6,300   12,560
      Sansei Landic Co., Ltd.................................   1,300   12,858
      Sansha Electric Manufacturing Co., Ltd.................   2,200   21,403
      Sanshin Electronics Co., Ltd...........................   1,700   28,590

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Sanyo Chemical Industries, Ltd.........................  3,000 $137,467
      Sanyo Denki Co., Ltd...................................  1,500   61,344
      Sanyo Housing Nagoya Co., Ltd..........................  2,800   24,838
      Sanyo Special Steel Co., Ltd...........................  4,600  105,774
      Sanyo Trading Co., Ltd.................................  2,300   36,081
      Sapporo Holdings, Ltd.................................. 11,800  218,897
      Sato Shoji Corp........................................  2,900   27,830
      Satori Electric Co., Ltd...............................  2,500   22,688
      Sawada Holdings Co., Ltd...............................  4,400   39,463
      Sawai Pharmaceutical Co., Ltd..........................  7,400  375,121
      Saxa Holdings, Inc.....................................  1,300   23,474
      SBS Holdings, Inc......................................  2,500   31,644
      Scroll Corp............................................  8,200   34,782
      Secom Joshinetsu Co., Ltd..............................    900   26,993
      Seika Corp.............................................  2,200   34,734
  *   Seikitokyu Kogyo Co., Ltd..............................  5,900   33,660
      Seiko Holdings Corp....................................  5,400  129,553
      Seino Holdings Co., Ltd................................ 29,700  411,296
      Sekisui Plastics Co., Ltd..............................  5,500   42,801
      Senko Group Holdings Co., Ltd.......................... 20,400  158,542
      Senshu Electric Co., Ltd...............................  1,600   36,958
      Senshu Ikeda Holdings, Inc............................. 55,300  169,939
      Shibaura Mechatronics Corp.............................    500   15,219
      Shibusawa Warehouse Co., Ltd. (The)....................  1,600   22,594
      Shiga Bank, Ltd. (The)................................. 10,000  231,954
      Shikibo, Ltd...........................................  2,500   25,057
      Shikoku Bank, Ltd. (The)...............................  8,200   92,111
      Shikoku Chemicals Corp.................................  7,300   74,531
      Shimachu Co., Ltd......................................  8,600  225,438
      Shimane Bank, Ltd. (The)...............................  1,800   18,626
      Shimizu Bank, Ltd. (The)...............................  2,300   38,909
      Shimojima Co., Ltd.....................................  2,900   25,956
      Shin Nippon Air Technologies Co., Ltd..................  2,500   39,487
  *   Shin Nippon Biomedical Laboratories, Ltd...............  4,500   20,001
      Shinagawa Refractories Co., Ltd........................  1,400   53,750
      Shindengen Electric Manufacturing Co., Ltd.............  1,400   60,888
      Shin-Etsu Polymer Co., Ltd............................. 10,000   73,231
      Shinko Electric Industries Co., Ltd.................... 16,100  112,091
      Shinko Plantech Co., Ltd...............................  7,600   70,817
      Shinmaywa Industries, Ltd.............................. 20,000  246,227
      Shinnihon Corp.........................................  5,400   51,162
      Shinoken Group Co., Ltd................................  5,100   42,170
      Shinsei Bank, Ltd...................................... 25,700  391,488
      Shinsho Corp...........................................    900   22,142
      Shinwa Co., Ltd........................................    900   17,708
      Shizuki Electric Co., Inc..............................  3,000   18,657
      Shizuoka Gas Co., Ltd.................................. 12,900  111,590
      Shofu, Inc.............................................  1,800   20,596
  *   Shoko Co., Ltd.........................................  1,800   12,969
      Showa Aircraft Industry Co., Ltd.......................  2,200   25,664
      Showa Corp.............................................  9,200  126,605
      Showa Sangyo Co., Ltd..................................  4,300  107,693
      Sinanen Holdings Co., Ltd..............................  1,400   33,334
      Sinfonia Technology Co., Ltd...........................  4,200   54,925
      Sinko Industries, Ltd..................................  3,600   51,463
      SK Kaken Co., Ltd......................................    200   84,822
      SK-Electronics Co., Ltd................................  1,500   24,623
      SKY Perfect JSAT Holdings, Inc......................... 30,200  134,101
      SMK Corp...............................................    900   18,493

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Soda Nikka Co., Ltd....................................   3,400 $ 19,446
      Sodick Co., Ltd........................................  10,100   76,085
      Sojitz Corp............................................ 231,600  778,862
      Soken Chemical & Engineering Co., Ltd..................   1,600   25,003
      Soshin Electric Co., Ltd...............................   3,200   12,097
      Sotoh Co., Ltd.........................................   1,300   11,443
      Space Co., Ltd.........................................   2,320   25,801
      SPK Corp...............................................     600   12,848
      St Marc Holdings Co., Ltd..............................   2,900   68,874
      Starzen Co., Ltd.......................................   1,600   64,956
      Stella Chemifa Corp....................................   2,100   63,908
      Subaru Enterprise Co., Ltd.............................     400   18,760
      Sugimoto & Co., Ltd....................................   2,200   38,059
      Sumida Corp............................................   5,500   68,212
      Suminoe Textile Co., Ltd...............................   1,200   28,747
      Sumitomo Bakelite Co., Ltd.............................   7,000  252,751
      Sumitomo Densetsu Co., Ltd.............................   3,600   56,989
      Sumitomo Forestry Co., Ltd.............................  24,200  359,099
      Sumitomo Mitsui Construction Co., Ltd..................   4,600   28,858
      Sumitomo Osaka Cement Co., Ltd.........................   8,500  315,800
      Sumitomo Precision Products Co., Ltd...................     600   19,474
      Sumitomo Riko Co., Ltd.................................   7,700   63,613
      Sumitomo Rubber Industries, Ltd........................  33,054  474,155
      Sumitomo Seika Chemicals Co., Ltd......................   1,900   94,831
      Sun Frontier Fudousan Co., Ltd.........................   5,000   51,034
      Suncall Corp...........................................   3,400   22,009
      Sun-Wa Technos Corp....................................   2,500   28,431
      Suzuden Corp...........................................   1,600   18,827
      Suzuki Co., Ltd........................................   3,000   20,204
      SWCC Showa Holdings Co., Ltd...........................   5,400   33,594
      T Hasegawa Co., Ltd....................................   5,000   88,783
      T RAD Co., Ltd.........................................   1,700   40,602
      T&K Toka Co., Ltd......................................   4,400   42,090
      Tachibana Eletech Co., Ltd.............................   3,700   56,169
      Tachikawa Corp.........................................   2,800   28,106
      Tachi-S Co., Ltd.......................................   6,900   97,252
      Tadano, Ltd............................................  19,800  212,109
      Taihei Dengyo Kaisha, Ltd..............................   3,900   91,894
      Taiheiyo Kouhatsu, Inc.................................   1,500   12,062
      Taiho Kogyo Co., Ltd...................................   3,800   34,266
      Taikisha, Ltd..........................................   5,100  143,915
      Taiko Bank, Ltd. (The).................................   1,700   30,912
      Taisei Lamick Co., Ltd.................................   1,100   31,056
      Taiyo Yuden Co., Ltd...................................  20,200  406,773
      Takamatsu Machinery Co., Ltd...........................     900    7,975
      Takaoka Toko Co., Ltd..................................   2,600   37,331
      Takara Leben Co., Ltd..................................  22,200   63,960
      Takara Standard Co., Ltd...............................   8,800  135,877
      Takasago International Corp............................   2,900   92,450
      Takasago Thermal Engineering Co., Ltd..................   8,500  145,245
      Takashima & Co., Ltd...................................     700   12,088
      Takashimaya Co., Ltd...................................  32,200  506,754
      Take And Give Needs Co., Ltd...........................   1,900   29,806
      TAKEBISHI Corp.........................................   1,400   19,452
      Takeei Corp............................................   3,700   23,508
      Taki Chemical Co., Ltd.................................     400   33,033
      Takihyo Co., Ltd.......................................   1,600   27,861
      Takisawa Machine Tool Co., Ltd.........................   1,800   25,009
      Takuma Co., Ltd........................................  12,000  152,957

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Tamron Co., Ltd........................................   4,000 $ 71,380
      Tamura Corp............................................  14,500   74,132
      TANABE ENGINEERING Corp................................     900    6,449
      Tatsuta Electric Wire and Cable Co., Ltd...............   6,500   28,733
      Tbk Co., Ltd...........................................   4,700   19,176
      TDC Soft, Inc..........................................   2,400   22,120
      TECHNO ASSOCIE Co., Ltd................................   1,200   12,346
      Techno Medica Co., Ltd.................................     800   14,721
      Teijin, Ltd............................................  32,800  568,644
      Tekken Corp............................................   2,400   59,922
      Tigers Polymer Corp....................................   2,700   16,565
      Toa Corp. (6894434)....................................   3,700   39,659
      Toa Corp. (6894508)....................................   4,300   71,989
      Toa Oil Co., Ltd.......................................   1,000   23,149
      TOA ROAD Corp..........................................     900   28,761
      Toagosei Co., Ltd......................................  25,000  256,706
      Tobishima Corp.........................................   3,040   46,346
      TOC Co., Ltd...........................................  12,300   83,794
      Tochigi Bank, Ltd. (The)...............................  22,000   63,991
      Toda Kogyo Corp........................................   1,200   28,343
      Toei Co., Ltd..........................................   1,200  131,024
      Toenec Corp............................................   1,800   52,000
      Togami Electric Manufacturing Co., Ltd.................     600    7,682
      Toho Acetylene Co., Ltd................................   1,200   16,357
      Toho Bank, Ltd. (The)..................................  44,500  157,958
      Toho Chemical Industry Co., Ltd........................   3,000   13,353
      Toho Co., Ltd..........................................   2,100   41,608
      Toho Holdings Co., Ltd.................................  12,300  322,224
      Toho Zinc Co., Ltd.....................................   3,000   95,884
      Tohoku Bank, Ltd. (The)................................   2,800   31,451
      Tohto Suisan Co., Ltd..................................   1,000   18,925
      Tokai Corp.............................................   3,800   76,542
      Tokai Lease Co., Ltd...................................     800   14,069
      Tokai Rika Co., Ltd....................................  11,400  207,869
      Tokai Tokyo Financial Holdings, Inc....................  39,700  204,944
      Tokushu Tokai Paper Co., Ltd...........................   1,900   73,324
      Tokyo Dome Corp........................................  19,200  168,999
      Tokyo Electron Device, Ltd.............................   2,200   39,049
      Tokyo Energy & Systems, Inc............................   5,000   43,431
      Tokyo Keiki, Inc.......................................   2,600   24,295
      Tokyo Kiraboshi Financial Group, Inc...................   6,100   98,542
      Tokyo Ohka Kogyo Co., Ltd..............................   7,100  190,158
      Tokyo Printing Ink Manufacturing Co., Ltd..............     400    9,241
      Tokyo Rakutenchi Co., Ltd..............................     900   39,225
      Tokyo Rope Manufacturing Co., Ltd......................   4,200   43,071
      Tokyo Sangyo Co., Ltd..................................   4,000   22,001
      Tokyo Seimitsu Co., Ltd................................   7,700  185,163
      Tokyo Steel Manufacturing Co., Ltd.....................  18,200  143,499
      Tokyo Tatemono Co., Ltd................................  43,500  467,849
      Tokyo Tekko Co., Ltd...................................   1,800   23,360
      Tokyo Theatres Co., Inc................................   1,100   13,109
      Tokyu Construction Co., Ltd............................   7,000   63,320
      Tokyu Fudosan Holdings Corp............................ 112,200  632,173
      Tokyu Recreation Co., Ltd..............................     600   26,147
      Toli Corp..............................................   8,000   20,902
      Tomato Bank, Ltd.......................................   1,900   23,096
      Tomen Devices Corp.....................................     800   18,032
      Tomoe Corp.............................................   6,700   26,087
      Tomoe Engineering Co., Ltd.............................   1,500   29,065

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Tomoegawa Co., Ltd.....................................  1,400 $ 15,441
      Tomoku Co., Ltd........................................  2,200   37,916
      TOMONY Holdings, Inc................................... 32,500  125,963
      Tonami Holdings Co., Ltd...............................  1,200   66,596
      Toppan Forms Co., Ltd.................................. 10,500   95,448
      Topre Corp.............................................  6,300  131,101
      Topy Industries, Ltd...................................  3,900  105,108
      Torex Semiconductor, Ltd...............................  2,500   31,741
      Torii Pharmaceutical Co., Ltd..........................  3,000   66,195
      Torishima Pump Manufacturing Co., Ltd..................  3,500   28,808
      Tosei Corp.............................................  6,500   59,414
      Toshiba Machine Co., Ltd...............................  4,400   83,324
      Toshiba Plant Systems & Services Corp..................  6,200  126,731
      Totech Corp............................................  1,500   41,764
      Totoku Electric Co., Ltd...............................  1,200   20,996
      Tottori Bank, Ltd. (The)...............................  1,700   24,336
      Towa Bank, Ltd. (The)..................................  9,700   78,991
      Towa Corp..............................................  4,100   29,964
      Toyo Construction Co., Ltd............................. 14,600   59,789
      Toyo Denki Seizo K.K...................................  1,900   26,963
  *   Toyo Engineering Corp..................................  4,900   39,496
      Toyo Gosei Co., Ltd....................................  2,000   19,121
      Toyo Ink SC Holdings Co., Ltd..........................  8,400  194,924
      Toyo Kanetsu K.K.......................................  1,800   40,375
      Toyo Logistics Co., Ltd................................  6,200   17,098
      Toyo Machinery & Metal Co., Ltd........................  2,700   14,797
      Toyo Securities Co., Ltd............................... 18,000   35,630
      Toyo Seikan Group Holdings, Ltd........................ 31,900  650,818
      Toyo Tanso Co., Ltd....................................  1,900   49,504
      Toyo Tire & Rubber Co., Ltd............................ 18,900  315,281
      Toyo Wharf & Warehouse Co., Ltd........................  1,800   24,862
      Toyobo Co., Ltd........................................ 18,200  258,684
      Toyoda Gosei Co., Ltd.................................. 11,400  245,871
      TPR Co., Ltd...........................................  5,100  124,217
      TS Tech Co., Ltd.......................................  7,700  221,607
      Tsubakimoto Chain Co...................................  5,000  191,982
      Tsubakimoto Kogyo Co., Ltd.............................  1,000   28,143
  *   Tsudakoma Corp.........................................    800   14,676
      Tsukada Global Holdings, Inc...........................  5,400   28,839
      Tsukuba Bank, Ltd...................................... 16,200   36,281
      Tsurumi Manufacturing Co., Ltd.........................  4,000   71,367
      Tv Tokyo Holdings Corp.................................  3,200   73,754
      UACJ Corp..............................................  6,600  143,869
      Ube Industries, Ltd.................................... 22,600  492,288
      Uchida Yoko Co., Ltd...................................  2,200   53,624
      Uchiyama Holdings Co., Ltd.............................  2,100    9,017
      Ueki Corp..............................................    500   10,806
      UKC Holdings Corp......................................  3,400   66,273
      Ulvac, Inc.............................................  1,000   32,567
      Uniden Holdings Corp...................................  1,100   24,863
      UNIMAT Retirement Community Co., Ltd...................  1,300   20,608
      Union Tool Co..........................................    800   27,556
      Unipres Corp...........................................  9,500  169,936
      United Super Markets Holdings, Inc..................... 12,100  132,620
      UNITED, Inc............................................  2,300   48,235
      Urbanet Corp. Co., Ltd.................................  7,300   21,683
  *   U-Shin, Ltd............................................  4,800   32,370
      Utoc Corp..............................................  3,300   15,920
      Valor Holdings Co., Ltd................................  7,000  150,238

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Vertex Corp............................................     780 $     8,413
    Village Vanguard Co., Ltd..............................   1,200      11,280
    Vital KSK Holdings, Inc................................   9,000      93,762
    Wacoal Holdings Corp...................................   7,900     217,810
    Wakachiku Construction Co., Ltd........................   3,000      39,489
    Wakamoto Pharmaceutical Co., Ltd.......................   4,500      10,675
    Wakita & Co., Ltd......................................   8,200      88,376
    Warabeya Nichiyo Holdings Co., Ltd.....................   3,900      63,399
    Watts Co., Ltd.........................................   2,500      19,387
    Wavelock Holdings Co., Ltd.............................   1,100       8,172
    West Holdings Corp.....................................   3,400      34,311
    Wood One Co., Ltd......................................   1,200      13,076
    W-Scope Corp...........................................   3,100      30,735
    Xebio Holdings Co., Ltd................................   6,300      87,319
    YAC Holdings Co., Ltd..................................   1,200       8,383
    Yachiyo Industry Co., Ltd..............................   1,400      11,147
    Yagi & Co., Ltd........................................     800      12,080
    Yahagi Construction Co., Ltd...........................   6,100      43,830
    Yaizu Suisankagaku Industry Co., Ltd...................   1,200      10,667
    YAMABIKO Corp..........................................   6,400      68,766
    Yamagata Bank, Ltd. (The)..............................   6,200     125,906
    Yamaguchi Financial Group, Inc.........................  43,128     454,102
    Yamaichi Electronics Co., Ltd..........................   4,200      46,356
    Yamanashi Chuo Bank, Ltd. (The)........................   6,800      97,161
    Yamashina Corp.........................................  27,600      20,162
    Yamatane Corp..........................................   1,500      24,786
    Yamato Corp............................................   4,000      23,139
    Yamaura Corp...........................................   2,300      17,628
    Yamaya Corp............................................     600      13,998
    Yamazawa Co., Ltd......................................     800      11,827
    Yamazen Corp...........................................  11,300     123,678
    Yashima Denki Co., Ltd.................................   4,000      29,860
    Yellow Hat, Ltd........................................   3,500      86,060
    Yokogawa Bridge Holdings Corp..........................   5,800      94,092
    Yokohama Reito Co., Ltd................................   9,700      76,932
    Yokohama Rubber Co., Ltd. (The)........................  22,200     430,045
    Yokowo Co., Ltd........................................   2,600      28,860
    Yomiuri Land Co., Ltd..................................   1,000      37,906
    Yondenko Corp..........................................   1,000      22,754
    Yondoshi Holdings, Inc.................................   3,200      67,915
    Yorozu Corp............................................   4,300      60,624
    Yotai Refractories Co., Ltd............................   5,200      36,107
    Yuasa Funashoku Co., Ltd...............................     500      15,733
    Yuasa Trading Co., Ltd.................................   2,800      91,853
    Yuken Kogyo Co., Ltd...................................     600      11,226
    Yurtec Corp............................................   9,000      67,807
    Yushiro Chemical Industry Co., Ltd.....................   2,100      26,386
    Zaoh Co., Ltd..........................................     700       8,848
    Zeon Corp..............................................  26,500     255,933
    Zojirushi Corp.........................................   7,000      76,459
                                                                    -----------
TOTAL JAPAN................................................          82,761,141
                                                                    -----------
MALAYSIA -- (0.9%)
    Aeon Co. M Bhd.........................................  96,500      38,975
    AFFIN Bank Bhd.........................................  76,600      41,391
    AirAsia Group Bhd...................................... 278,600     175,043
*   AirAsia X Bhd.......................................... 516,000      28,425
    Alliance Bank Malaysia Bhd............................. 191,100     180,993
    Allianz Malaysia Bhd...................................  10,200      29,702

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  MALAYSIA -- (Continued)
      AMMB Holdings Bhd...................................... 326,900 $297,121
      Ann Joo Resources Bhd..................................  35,700   12,467
      Batu Kawan Bhd.........................................   2,800   11,292
  *   Berjaya Assets Bhd..................................... 139,400    9,371
  *   Berjaya Corp. Bhd...................................... 507,733   34,003
      Berjaya Food Bhd.......................................  50,600   16,677
      BIMB Holdings Bhd......................................  51,900   45,431
  *   Borneo Oil Bhd......................................... 182,550    2,164
      Boustead Holdings Bhd.................................. 106,008   39,769
      Boustead Plantations Bhd............................... 114,100   25,785
  *   Bumi Armada Bhd........................................ 415,900   40,217
      CAB Cakaran Corp. Bhd..................................  55,500    9,422
      Cahya Mata Sarawak Bhd................................. 111,300   77,224
      CB Industrial Product Holding Bhd......................  44,300   11,456
      CCM Duopharma Biotech Bhd..............................  45,500   11,522
      Coastal Contracts Bhd..................................  28,800    6,269
      CSC Steel Holdings Bhd.................................  42,000   10,332
      Cypark Resources Bhd...................................  21,500   13,070
      Dagang NeXchange Bhd................................... 205,700   18,231
  #   DRB-Hicom Bhd.......................................... 155,700   70,050
      Eastern & Oriental Bhd................................. 142,981   40,419
  *   Eco World Development Group Bhd........................ 232,300   55,554
      Engtex Group Bhd.......................................  77,300   16,544
      FGV Holdings Bhd....................................... 280,600   93,965
      Gadang Holdings Bhd....................................  82,250   12,101
      Gamuda Bhd............................................. 308,000  176,213
      George Kent Malaysia Bhd...............................  66,200   17,269
      GuocoLand Malaysia Bhd.................................  51,700    9,891
      Hengyuan Refining Co. Bhd..............................  19,200   26,931
      HeveaBoard Bhd.........................................  61,800   12,051
  *   Hiap Teck Venture Bhd.................................. 209,200   16,986
      Hock Seng LEE Bhd......................................  31,700   10,153
      IGB Bhd................................................  50,700   30,628
      IJM Corp. Bhd.......................................... 585,600  228,282
      Insas Bhd.............................................. 171,000   28,618
      IOI Properties Group Bhd............................... 302,249   94,638
  *   Iskandar Waterfront City Bhd...........................  86,500   10,345
      Kenanga Investment Bank Bhd............................  81,600   12,100
      Kerjaya Prospek Group Bhd..............................  39,500   11,052
      Kian JOO CAN Factory Bhd...............................  15,800    8,322
      Kretam Holdings Bhd.................................... 135,700   13,151
      Kumpulan Perangsang Selangor Bhd.......................  50,938   15,245
  *   Landmarks Bhd..........................................  79,900   10,691
      LBS Bina Group Bhd..................................... 119,020   19,378
      Lii Hen Industries Bhd.................................  15,400   10,640
  *   Lion Industries Corp. Bhd..............................  33,800    5,741
      Magni-Tech Industries Bhd..............................  10,600   11,279
      Magnum Bhd............................................. 143,000   61,932
      Mah Sing Group Bhd..................................... 217,100   49,831
      Malayan Flour Mills Bhd................................  57,300   13,982
      Malaysia Airports Holdings Bhd......................... 130,700  259,791
  #   Malaysia Building Society Bhd.......................... 300,741   67,697
  #   Malaysia Marine and Heavy Engineering Holdings Bhd.....  64,200    9,046
      Malaysian Pacific Industries Bhd.......................  18,800   48,798
  #   Malaysian Resources Corp. Bhd.......................... 373,000   65,223
      Matrix Concepts Holdings Bhd...........................  66,750   29,505
      Mega First Corp. Bhd...................................  32,300   23,408
      MMC Corp. Bhd..........................................  92,500   23,688
  *   MNRB Holdings Bhd......................................  14,159    3,321

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 MALAYSIA -- (Continued)
 *   MPHB Capital Bhd....................................... 107,000 $   29,650
     Muda Holdings Bhd......................................  36,200     13,781
 *   Mudajaya Group Bhd. ...................................  92,500      6,961
     Muhibbah Engineering M Bhd.............................  57,500     38,102
 #*  Mulpha International Bhd...............................  20,120      8,899
     OCK Group Bhd..........................................  75,700      8,786
     Paramount Corp. Bhd....................................  29,700     14,570
 #   Petron Malaysia Refining & Marketing Bhd...............  17,400     30,086
     PIE Industrial Bhd.....................................  32,600     11,938
 #   Pos Malaysia Bhd....................................... 108,200     76,568
     RGB International Bhd.................................. 328,000     15,347
     Salutica Bhd...........................................  77,700      9,493
 *   Sapura Energy Bhd...................................... 854,800     69,229
     Sarawak Oil Palms Bhd..................................  45,385     28,211
     Sime Darby Property Bhd................................ 123,300     28,801
     SP Setia Bhd Group..................................... 185,829     93,377
     Sunway Bhd............................................. 300,160     98,289
     Ta Ann Holdings Bhd....................................  39,440     21,693
     TA Enterprise Bhd...................................... 239,700     34,399
     TA Global Bhd.......................................... 119,500      7,569
     Taliworks Corp. Bhd.................................... 147,666     26,849
     Tan Chong Motor Holdings Bhd...........................  37,700     13,342
     Thong Guan Industries Bhd..............................  20,100     10,520
     Tropicana Corp. Bhd.................................... 108,634     22,601
     TSH Resources Bhd......................................  96,200     23,252
     Tune Protect Group Bhd.................................  80,800     12,066
     UEM Edgenta Bhd........................................  59,000     36,156
     UEM Sunrise Bhd........................................ 347,300     56,963
     UMW Holdings Bhd.......................................  60,200     68,411
     Unisem M Bhd...........................................  99,500     68,781
     United Malacca Bhd.....................................  15,200     20,773
     UOA Development Bhd.................................... 127,800     59,628
 *   Velesto Energy Bhd..................................... 594,639     36,901
 *   Vivocom International Holdings Bhd..................... 574,167      3,428
 *   Vizione Holdings Bhd...................................  93,300     20,048
 *   Wah Seong Corp. Bhd.................................... 109,800     23,487
     WCT Holdings Bhd....................................... 171,311     33,209
     WTK Holdings Bhd.......................................  94,000     10,341
     Yinson Holdings Bhd.................................... 104,400    111,098
     YNH Property Bhd.......................................  52,616     16,941
     YTL Corp. Bhd.......................................... 747,382    189,659
                                                                     ----------
 TOTAL MALAYSIA.............................................          4,421,014
                                                                     ----------
 MEXICO -- (0.8%)
     Alfa S.A.B. de C.V., Class A........................... 517,428    547,148
     Banco del Bajio SA.....................................  41,271     80,985
     Consorcio ARA S.A.B. de C.V............................ 158,657     41,943
 *   Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
     Class A. ..............................................  70,885     43,515
     Corp. Actinver S.A.B. de C.V...........................  15,000      9,600
     Corpovael S.A. de C.V..................................  10,092      7,348
     Credito Real S.A.B. de C.V. SOFOM ER...................  85,399     97,199
     Cydsa S.A.B. de C.V....................................   1,721      2,566
 *   Genomma Lab Internacional S.A.B. de C.V., Class B......  89,315     56,808
     Gentera S.A.B. de C.V.................................. 134,521    109,004
 *   Grupo Aeromexico S.A.B. de C.V.........................  57,440     63,312
     Grupo Cementos de Chihuahua S.A.B. de C.V..............  21,440    116,102
     Grupo Comercial Chedraui S.A. de C.V...................  98,420    173,794
 *   Grupo Famsa S.A.B. de C.V., Class A....................  33,963     16,853
     Grupo Herdez S.A.B. de C.V.............................  44,487     82,455

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                              ------- ----------
MEXICO -- (Continued)
*   Grupo Hotelero Santa Fe S.A.B. de C.V....................  34,842 $   15,454
    Grupo Industrial Saltillo S.A.B. de C.V..................  27,431     32,950
    Grupo Lala S.A.B. de C.V.................................  64,823     56,962
    Grupo Sanborns S.A.B. de C.V.............................  56,188     51,089
*   Grupo Simec S.A.B. de C.V................................  17,895     48,585
*   Hoteles City Express S.A.B. de C.V.......................  61,700     68,342
    Industrias Bachoco S.A.B. de C.V.........................  68,398    250,147
*   Industrias CH S.A.B. de C.V..............................  36,248    130,229
    Industrias Penoles S.A.B. de C.V.........................  14,043    197,718
*   La Comer S.A.B. de C.V................................... 133,504    139,332
    Mexichem S.A.B. de C.V................................... 136,325    356,563
*   Minera Frisco S.A.B. de C.V., Class A1................... 115,113     35,928
    Nemak S.A.B. de C.V...................................... 128,545     92,834
    OHL Mexico S.A.B. de C.V.................................   5,625      7,734
    Organizacion Cultiba S.A.B. de C.V.......................  69,200     56,755
*   Organizacion Soriana S.A.B. de C.V., Class B.............  40,351     52,680
    Promotora y Operadora de Infraestructura S.A.B. de C.V...  34,223    310,754
    Qualitas Controladora S.A.B. de C.V......................  17,600     35,394
    Rassini S.A.B. de C.V....................................   8,717     29,039
    Rassini S.A.B. de C.V., Class A..........................  27,076     43,120
    Regional S.A.B. de C.V...................................  40,581    199,916
    TV Azteca S.A.B. de C.V.................................. 304,278     32,954
    Unifin Financiera S.A.B. de C.V. SOFOM ENR...............  11,458     21,474
    Vitro S.A.B. de C.V......................................  22,198     53,546
                                                                      ----------
TOTAL MEXICO.................................................          3,768,131
                                                                      ----------
NETHERLANDS -- (1.7%)
    Aalberts Industries NV...................................   6,795    249,092
    Accell Group NV..........................................   3,667     63,719
    Aegon NV................................................. 302,081  1,852,555
    Amsterdam Commodities NV.................................   1,833     38,379
    APERAM SA................................................  14,890    508,461
    Arcadis NV...............................................  12,015    161,976
    ASM International NV.....................................  11,881    510,033
    ASR Nederland NV.........................................  23,143  1,050,628
    BinckBank NV.............................................  11,130     53,891
    Boskalis Westminster.....................................  20,141    579,111
    Brunel International NV..................................   2,893     35,780
    ForFarmers NV............................................   4,503     50,713
*   Fugro NV.................................................  14,386    184,832
*   Heijmans NV..............................................   4,859     52,337
    Hunter Douglas NV........................................     778     51,861
    Intertrust NV............................................   9,053    146,040
    KAS Bank NV..............................................   2,750     19,915
    Kendrion NV..............................................   2,214     66,958
    Koninklijke BAM Groep NV.................................  42,079    144,558
    Koninklijke Vopak NV.....................................  11,352    513,372
*   Lucas Bols NV............................................   1,263     22,585
    Ordina NV................................................  15,728     29,845
    Randstad NV..............................................   7,682    386,502
    SBM Offshore NV..........................................  44,899    773,628
    Signify NV...............................................  11,437    281,745
*   TomTom NV................................................  10,895     90,991
    Van Lanschot Kempen NV...................................   2,245     54,986
                                                                      ----------
TOTAL NETHERLANDS............................................          7,974,493
                                                                      ----------
NEW ZEALAND -- (0.4%)
    Abano Healthcare Group, Ltd..............................   4,381     21,015

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 NEW ZEALAND -- (Continued)
     Air New Zealand, Ltd................................... 109,455 $  200,122
     Arvida Group, Ltd......................................  57,191     48,512
     Chorus, Ltd............................................  87,425    271,273
     Comvita, Ltd...........................................   4,754     17,710
     Heartland Group Holdings, Ltd..........................  83,148     86,251
     Kathmandu Holdings, Ltd................................  29,777     52,239
     Metlifecare, Ltd.......................................  35,960    137,011
     NEW Zealand King Salmon Investments, Ltd...............   7,515     13,067
     New Zealand Refining Co., Ltd. (The)...................  37,173     57,176
     NZME, Ltd..............................................  15,550      6,613
     NZME, Ltd..............................................  28,793     12,261
     Oceania Healthcare, Ltd................................  54,811     41,227
     PGG Wrightson, Ltd.....................................  27,472     10,413
     Sanford, Ltd...........................................   7,981     38,838
     Scales Corp., Ltd......................................  15,172     45,815
     Skellerup Holdings, Ltd................................  26,569     35,417
     SKY Network Television, Ltd............................  44,900     65,839
     SKYCITY Entertainment Group, Ltd....................... 101,865    255,110
     Steel & Tube Holdings, Ltd.............................   7,277      6,091
     Summerset Group Holdings, Ltd..........................  38,808    169,162
     Tourism Holdings, Ltd..................................  10,262     33,540
 *   TOWER, Ltd.............................................  65,261     31,568
     Trade Me Group, Ltd....................................  62,943    199,543
     Turners Automotive Group, Ltd..........................  14,592     26,715
     Warehouse Group, Ltd. (The)............................  13,394     18,392
                                                                     ----------
 TOTAL NEW ZEALAND..........................................          1,900,920
                                                                     ----------
 NORWAY -- (0.8%)
 *   Akastor ASA............................................  32,353     63,067
 *   Aker Solutions ASA.....................................  24,083    158,462
     American Shipping Co. ASA..............................   8,329     34,607
 *   Archer, Ltd............................................   9,188      7,597
     Austevoll Seafood ASA..................................  15,622    251,062
 *   Avance Gas Holding, Ltd................................   7,335     18,339
 *   Axactor SE.............................................  17,025     44,562
     Bonheur ASA............................................   3,949     46,704
     Borregaard ASA.........................................  15,294    137,737
 *   BW LPG, Ltd............................................  18,257     86,140
 *   BW Offshore, Ltd.......................................  17,950    114,892
     DNO ASA................................................ 102,845    196,594
 *   DOF ASA................................................  28,665     21,136
     Europris ASA...........................................  20,496     54,543
 *   FLEX LNG, Ltd..........................................   5,814     10,201
 *   Frontline, Ltd.........................................  12,607     91,262
     Grieg Seafood ASA......................................   2,538     37,001
 *   Kongsberg Automotive ASA...............................  75,985     71,203
     Kongsberg Gruppen ASA..................................   3,269     53,675
 *   Kvaerner ASA...........................................  31,342     54,317
 *   Norwegian Air Shuttle ASA..............................   4,818    122,758
 *   Norwegian Finans Holding ASA...........................  12,699    113,422
     Ocean Yield ASA........................................   7,604     57,673
 *   Odfjell Drilling, Ltd..................................  16,823     61,479
     Odfjell SE, Class A....................................   8,358     30,238
 *   Petroleum Geo-Services ASA.............................  50,806    157,909
 *   Prosafe SE.............................................   8,800     25,890
 *   Protector Forsikring ASA...............................   6,107     28,189
 *   Q-Free ASA.............................................   3,003      2,706
     Sbanken ASA............................................  12,774    127,223
     Selvaag Bolig ASA......................................   9,469     42,382

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares    Value>>
                                                            --------- ----------
NORWAY -- (Continued)
    Solon Eiendom ASA......................................     3,395 $   11,266
*   Solstad Offshore ASA...................................    29,344     10,425
    SpareBank 1 SR-Bank ASA................................    31,249    347,387
    Spectrum ASA...........................................     1,728     11,403
    Stolt-Nielsen, Ltd.....................................     4,606     61,848
    Storebrand ASA.........................................    83,920    697,447
*   Wallenius Wilhelmsen ASA...............................     6,223     21,383
    Wilh Wilhelmsen Holding ASA, Class A...................     2,355     47,479
    XXL ASA................................................     5,564     28,629
                                                                      ----------
TOTAL NORWAY...............................................            3,560,237
                                                                      ----------
PHILIPPINES -- (0.3%)
*   Alliance Global Group, Inc.............................   697,900    148,628
    Belle Corp.............................................   514,000     22,687
    Cebu Air, Inc..........................................    41,100     49,126
*   CEMEX Holdings Philippines, Inc........................   237,000      9,396
    China Banking Corp.....................................   156,400     81,853
    Cosco Capital, Inc.....................................   415,800     52,643
*   East West Banking Corp.................................   126,750     26,825
*   EEI Corp...............................................    85,300     14,141
*   Energy Development Corp................................   348,719     44,780
    Filinvest Land, Inc.................................... 2,215,000     57,993
    First Philippine Holdings Corp.........................    54,620     65,056
*   Global Ferronickel Holdings, Inc.......................   218,117      7,416
*   Global-Estate Resorts, Inc.............................   484,000      9,545
    GT Capital Holdings, Inc...............................     3,820     54,292
    International Container Terminal Services, Inc.........    27,530     46,590
    Lopez Holdings Corp....................................   459,100     36,315
    Megaworld Corp......................................... 1,811,000    149,418
    Nickel Asia Corp.......................................   318,060     15,109
    Petron Corp............................................   450,100     68,126
*   Philippine National Bank...............................    57,100     42,308
    Phoenix Petroleum Philippines, Inc.....................    68,700     14,144
    RFM Corp...............................................   131,000     11,736
    Rizal Commercial Banking Corp..........................    55,220     29,970
    Robinsons Land Corp....................................   360,531    141,717
    Security Bank Corp.....................................     9,770     26,403
    SSI Group, Inc.........................................   211,000     10,663
    STI Education Systems Holdings, Inc....................   675,000      8,585
*   Top Frontier Investment Holdings, Inc..................     3,550     18,589
    Union Bank Of Philippines..............................    42,760     53,429
    Vista Land & Lifescapes, Inc...........................   853,600     84,342
                                                                      ----------
TOTAL PHILIPPINES..........................................            1,401,825
                                                                      ----------
POLAND -- (0.5%)
*   AB SA..................................................       754      3,908
    Agora SA...............................................     7,238     17,523
*   Alior Bank SA..........................................     6,794    101,983
    Alumetal SA............................................     1,454     16,355
    Amica SA...............................................     1,212     33,462
    Asseco Poland SA.......................................    23,157    291,374
*   Bank Ochrony Srodowiska SA.............................     6,254     10,924
*   Bioton SA..............................................     7,143     11,666
*   Boryszew SA............................................    12,442     15,508
    Ciech SA...............................................     7,468     82,567
*   Cyfrowy Polsat SA......................................    30,190    173,597
    Echo Investment SA.....................................    30,168     31,504
*   Enea SA................................................    73,544    153,991

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares    Value>>
                                                            --------- ----------
POLAND -- (Continued)
*   Getin Holding SA.......................................    49,740 $    3,242
    Grupa Lotos SA.........................................    19,602    353,448
*   Impexmetal SA..........................................    22,502     18,282
*   Jastrzebska Spolka Weglowa SA..........................    13,662    262,652
    Kernel Holding SA......................................    15,475    198,132
    LC Corp. SA............................................   119,236     74,550
*   Lubelski Wegiel Bogdanka SA............................     2,965     41,561
*   Netia SA...............................................    26,226     32,040
*   PKP Cargo SA...........................................     8,830     92,603
*   Polnord SA.............................................     7,163     17,336
    Stalexport Autostrady SA...............................    20,914     17,840
    Stalprodukt SA.........................................       500     48,068
*   Tauron Polska Energia SA...............................   186,130     86,334
*   Vistula Group SA.......................................    26,575     26,972
    Warsaw Stock Exchange..................................     2,555     25,710
                                                                      ----------
TOTAL POLAND...............................................            2,243,132
                                                                      ----------
PORTUGAL -- (0.3%)
*   Banco Comercial Portugues SA........................... 1,789,027    481,224
    EDP Renovaveis SA......................................    26,435    237,483
    Navigator Co. SA (The).................................    43,905    218,519
    NOS SGPS SA............................................    26,931    151,053
    Semapa-Sociedade de Investimento e Gestao..............     5,555    105,949
    Sonae Capital SGPS SA..................................    15,124     13,201
    Sonae SGPS SA..........................................   197,057    196,891
                                                                      ----------
TOTAL PORTUGAL.............................................            1,404,320
                                                                      ----------
RUSSIA -- (0.3%)
    Etalon Group P.L.C., GDR...............................    15,600     35,958
    Globaltrans Investment P.L.C., GDR.....................    12,707    124,529
*   Lenta, Ltd., GDR.......................................    45,601    163,252
    Magnitogorsk Iron & Steel Works PJSC, GDR..............    21,810    204,441
    Ros Agro P.L.C., GDR...................................     5,719     57,647
    RusHydro PJSC, ADR.....................................   151,857    119,208
    TMK PJSC, GDR..........................................    11,614     44,133
    VEON, Ltd., ADR........................................   133,400    374,854
    VTB Bank PJSC, GDR.....................................    29,967     37,758
    X5 Retail Group NV, GDR................................     2,221     52,193
                                                                      ----------
TOTAL RUSSIA...............................................            1,213,973
                                                                      ----------
SINGAPORE -- (0.6%)
    Accordia Golf Trust....................................   114,000     40,742
    Avarga, Ltd............................................   100,900     14,344
    Banyan Tree Holdings, Ltd..............................    47,800     17,270
    Boustead Singapore, Ltd................................    48,400     27,309
    Bukit Sembawang Estates, Ltd...........................    31,700    122,402
    China Sunsine Chemical Holdings, Ltd...................    25,400     18,913
    Chip Eng Seng Corp., Ltd...............................    72,300     35,039
    CITIC Envirotech, Ltd..................................   116,100     33,605
    CSE Global, Ltd........................................    76,400     24,861
*   Del Monte Pacific, Ltd.................................    61,200      7,740
    Elec & Eltek International Co., Ltd....................     8,300     10,661
*   Ezion Holdings, Ltd.................................... 1,083,800     43,896
#*  Ezra Holdings, Ltd.....................................   522,200      3,965
    Far East Orchard, Ltd..................................    37,800     34,425
    Frasers Property, Ltd..................................    53,800     61,331
    Frencken Group, Ltd....................................    48,900     14,698
    Geo Energy Resources, Ltd..............................    71,400     11,891

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares    Value>>
                                                            --------- ----------
SINGAPORE -- (Continued)
    GL, Ltd................................................    83,800 $   44,244
    Golden Agri-Resources, Ltd............................. 1,167,000    215,160
    GuocoLand, Ltd.........................................    52,500     63,327
    Halcyon Agri Corp., Ltd................................    98,900     34,247
*   Hi-P International, Ltd................................    38,800     21,360
    Ho Bee Land, Ltd.......................................    50,700     89,029
    Hong Fok Corp., Ltd....................................    59,290     28,463
*   Hong Leong Asia, Ltd...................................    61,800     25,692
    Hong Leong Finance, Ltd................................    31,300     57,188
    Hotel Grand Central, Ltd...............................    34,566     33,147
    Hutchison Port Holdings Trust..........................   606,400    149,168
*   Hyflux, Ltd............................................   124,600      1,246
    Japfa, Ltd.............................................    55,000     26,432
    KSH Holdings, Ltd......................................    47,250     18,085
    Lian Beng Group, Ltd...................................    54,800     18,419
*   Midas Holdings, Ltd....................................   343,400     17,850
*   Nam Cheong, Ltd........................................   135,500      1,076
    Olam International, Ltd................................    51,400     66,847
    OUE, Ltd...............................................    47,100     47,674
    Oxley Holdings, Ltd....................................   204,300     44,425
    QAF, Ltd...............................................    53,800     28,548
*   Raffles Education Corp., Ltd...........................   137,540     14,914
    RHT Health Trust.......................................   114,200     61,004
    Sembcorp Industries, Ltd...............................   153,300    312,974
    Sinarmas Land, Ltd.....................................   163,500     30,221
    Sing Holdings, Ltd.....................................    63,000     17,817
*   Sino Grandness Food Industry Group, Ltd................    87,708     12,096
    Stamford Land Corp., Ltd...............................    59,400     21,049
    Sunningdale Tech, Ltd..................................    26,960     26,960
*   Swiber Holdings, Ltd...................................    92,600      1,364
    Tai Sin Electric, Ltd..................................    31,700      8,720
    Tuan Sing Holdings, Ltd................................   134,694     33,618
    United Engineers, Ltd..................................    71,900    136,611
    United Industrial Corp., Ltd...........................    30,700     62,100
    United Overseas Insurance, Ltd.........................     3,400     16,030
    UOB-Kay Hian Holdings, Ltd.............................    36,035     31,985
    UOL Group, Ltd.........................................    92,900    404,639
    Wee Hur Holdings, Ltd..................................    60,800      9,663
    Wheelock Properties Singapore, Ltd.....................    49,500     75,046
    Wing Tai Holdings, Ltd.................................    65,300     91,011
*   Yongnam Holdings, Ltd..................................    48,400      6,440
                                                                      ----------
TOTAL SINGAPORE............................................            2,928,981
                                                                      ----------
SOUTH AFRICA -- (1.7%)
    Adcock Ingram Holdings, Ltd............................     6,059     23,621
    Advtech, Ltd...........................................    72,760     70,439
    AECI, Ltd..............................................    28,165    181,255
    African Oxygen, Ltd....................................    24,555     48,557
    African Rainbow Minerals, Ltd..........................    27,242    230,655
    Alexander Forbes Group Holdings, Ltd...................   193,560     68,181
*   Allied Electronics Corp., Ltd., Class A................    51,937     61,822
    Alviva Holdings, Ltd...................................    23,869     28,497
    AngloGold Ashanti, Ltd.................................    29,792    289,968
    AngloGold Ashanti, Ltd., Sponsored ADR.................    47,956    451,266
    Astral Foods, Ltd......................................     6,825     91,797
    Barloworld, Ltd........................................    43,363    353,445
    Clover Industries, Ltd.................................    28,914     32,193
*   Curro Holdings, Ltd....................................    22,679     36,845
    DataTec, Ltd...........................................   122,318    193,818

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH AFRICA -- (Continued)
     Distell Group Holdings, Ltd............................  13,529 $  100,043
 *   enX Group, Ltd.........................................  14,323     12,636
     Exxaro Resources, Ltd..................................  49,873    510,094
     Gold Fields, Ltd.......................................  62,009    163,936
     Gold Fields, Ltd., Sponsored ADR....................... 117,597    312,808
 *   Grindrod Shipping Holdings, Ltd........................   2,680     17,517
 *   Grindrod, Ltd.......................................... 107,193     48,209
 *   Group Five, Ltd........................................  22,334      1,683
     Harmony Gold Mining Co., Ltd...........................  58,766    109,709
     Harmony Gold Mining Co., Ltd., Sponsored ADR...........  39,848     73,320
     Hudaco Industries, Ltd.................................   5,065     48,184
     Hulamin, Ltd...........................................  20,234      6,776
 *   Impala Platinum Holdings, Ltd.......................... 120,613    221,636
     Imperial Holdings, Ltd.................................  27,601    306,249
     KAP Industrial Holdings, Ltd........................... 283,595    149,795
     Lewis Group, Ltd.......................................  12,017     25,608
     Liberty Holdings, Ltd..................................  26,500    194,387
     Life Healthcare Group Holdings, Ltd.................... 209,120    347,255
     Merafe Resources, Ltd.................................. 340,993     36,105
     Metair Investments, Ltd................................  46,367     45,624
 *   MMI Holdings, Ltd...................................... 205,994    249,790
     Mpact, Ltd.............................................  39,733     56,010
     Murray & Roberts Holdings, Ltd.........................  91,852    105,697
 *   Nampak, Ltd............................................ 104,795    105,729
 *   Northam Platinum, Ltd..................................  69,734    183,918
     Novus Holdings, Ltd....................................  44,561     13,572
     Oceana Group, Ltd......................................   3,165     18,681
     Omnia Holdings, Ltd....................................  15,189    119,672
     Peregrine Holdings, Ltd................................  42,331     58,830
     Pioneer Foods Group, Ltd...............................  16,328     89,719
 *   PPC, Ltd............................................... 351,187    141,635
     Raubex Group, Ltd......................................  28,364     36,434
     RCL Foods, Ltd.........................................  33,526     38,081
     Reunert, Ltd...........................................  37,014    199,977
     Rhodes Food Group Pty, Ltd.............................  21,827     23,653
 *   Royal Bafokeng Platinum, Ltd...........................  16,658     30,190
     Sappi, Ltd............................................. 100,804    566,372
 *   Sibanye Gold, Ltd...................................... 389,920    271,267
 *   Super Group, Ltd.......................................  88,579    240,038
     Telkom SA SOC, Ltd.....................................  61,994    225,635
     Transaction Capital, Ltd...............................  57,255     68,939
     Trencor, Ltd...........................................  36,271     74,882
     Tsogo Sun Holdings, Ltd................................ 121,591    166,788
     Wilson Bayly Holmes-Ovcon, Ltd.........................  10,522    109,153
                                                                     ----------
 TOTAL SOUTH AFRICA.........................................          8,088,595
                                                                     ----------
 SOUTH KOREA -- (5.3%)
     ABco Electronics Co., Ltd..............................   1,728      8,305
     ABOV Semiconductor Co., Ltd............................   3,482     12,467
     Aekyung Petrochemical Co., Ltd.........................   3,458     25,016
     Ahn-Gook Pharmaceutical Co., Ltd.......................   2,130     19,801
     AJ Networks Co., Ltd...................................   4,166     16,689
 *   AJ Rent A Car Co., Ltd.................................   4,808     45,335
     AK Holdings, Inc.......................................   1,058     41,538
 *   Alticast Corp..........................................   4,648     11,901
     ALUKO Co., Ltd.........................................   7,684     17,712
 *   Amotech Co., Ltd.......................................   1,746     31,236
     Asia Cement Co., Ltd...................................     480     47,024
     ASIA Holdings Co., Ltd.................................     317     32,155

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      Asia Paper Manufacturing Co., Ltd......................  2,070 $ 66,005
  *   Asiana Airlines, Inc................................... 26,161   84,033
      Atec Co., Ltd..........................................  1,875    9,851
      Aurora World Corp......................................  2,074   14,514
      Austem Co., Ltd........................................  3,316   11,333
      Autech Corp............................................  2,921   23,737
      Baiksan Co., Ltd.......................................  2,971   13,141
      BGF Co., Ltd...........................................  7,149   46,867
      Binggrae Co., Ltd......................................  1,413   87,960
  *   BioSmart Co., Ltd......................................  3,406   10,069
      BNK Financial Group, Inc............................... 62,219  415,576
      Bookook Securities Co., Ltd............................  1,515   29,232
      BYC Co., Ltd...........................................     48    9,854
      Byucksan Corp.......................................... 12,763   26,547
      Capro Corp............................................. 10,154   38,461
      Changhae Ethanol Co., Ltd..............................  1,227   12,847
      Choheung Corp..........................................     46    7,033
      Chokwang Paint, Ltd....................................  2,096   11,073
      Chongkundang Holdings Corp.............................    745   36,767
      CJ CheilJedang Corp....................................  1,566  446,701
      CJ Corp................................................  2,916  280,403
      CJ ENM Co., Ltd........................................    152   30,243
      CJ Hello Co., Ltd......................................  7,875   63,098
      CKD Bio Corp...........................................    780   12,483
      Cosmax BTI, Inc........................................    583    9,788
      Crown Confectionery Co., Ltd...........................  1,708   14,096
      CROWNHAITAI Holdings Co., Ltd..........................  1,460   12,644
      Cymechs, Inc...........................................  1,775   13,024
      D.I Corp...............................................  4,636   14,232
      Dae Dong Industrial Co., Ltd...........................  5,164   25,661
      Dae Hyun Co., Ltd......................................  6,011   10,046
  *   Dae Won Chemical Co., Ltd.............................. 10,060   12,751
      Dae Won Kang Up Co., Ltd...............................  6,480   18,467
  *   Dae Young Packaging Co., Ltd........................... 25,156   19,283
      Daea TI Co., Ltd.......................................  9,991   51,825
      Daechang Co., Ltd......................................  9,809    7,738
      Daechang Forging Co., Ltd..............................    229    7,834
      Daeduck GDS Co., Ltd...................................  3,852   43,526
      Daehan Steel Co., Ltd..................................  2,678   12,171
      Dae-Il Corp............................................  1,815    9,018
      Daelim B&Co Co., Ltd...................................  2,646    8,674
      Daelim C&S Co., Ltd....................................    871    7,624
      Daelim Industrial Co., Ltd.............................  6,417  429,605
      Daeryuk Can Co., Ltd...................................  2,788   11,286
      Daesang Corp...........................................  5,375  106,740
      Daesang Holdings Co., Ltd..............................  3,226   20,575
  *   Daesung Industrial Co., Ltd............................  3,004    9,958
      Daewon San Up Co., Ltd.................................  3,013   15,128
  *   Daewoo Shipbuilding & Marine Engineering Co., Ltd......  9,680  250,722
      Daishin Securities Co., Ltd............................  6,759   65,954
  *   Danal Co., Ltd.........................................  5,767   16,303
      Dayou Automotive Seat Technology Co., Ltd.............. 15,161   10,796
      DB Financial Investment Co., Ltd.......................  6,876   22,510
      DB HiTek Co., Ltd......................................  9,776   97,955
      DB Insurance Co., Ltd..................................  9,242  582,607
  *   Deutsch Motors, Inc....................................  5,007   22,205
      DGB Financial Group, Inc............................... 39,399  325,878
      DMS Co., Ltd...........................................  3,345   13,315
      DNF Co., Ltd...........................................  1,153    7,824

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      Dong A Eltek Co., Ltd..................................  2,808 $ 17,325
  *   Dong Ah Tire & Rubber Co., Ltd.........................    993   11,736
      Dong-A Socio Holdings Co., Ltd.........................    640   50,055
      Dong-A ST Co., Ltd.....................................  1,071   78,874
      Dong-Ah Geological Engineering Co., Ltd................  2,403   27,903
      Dong-Il Corp...........................................    403   21,620
      Dongkuk Industries Co., Ltd............................  7,943   15,354
      Dongkuk Steel Mill Co., Ltd............................ 17,575  109,346
      Dongwha Enterprise Co., Ltd............................  1,322   29,138
      Dongwha Pharm Co., Ltd.................................  5,100   40,718
      Dongwon Development Co., Ltd........................... 12,293   38,320
      Dongwon Industries Co., Ltd............................    346   73,543
      Doosan Corp............................................  1,143  120,469
  #*  Doosan Heavy Industries & Construction Co., Ltd........  9,644   93,193
  #*  Doosan Infracore Co., Ltd.............................. 25,287  171,920
      DRB Holding Co., Ltd...................................  2,136   12,138
      DTR Automotive Corp....................................  1,077   29,712
      DY Corp................................................  2,973   13,885
      DY POWER Corp..........................................  1,196   12,266
      e Tec E&C, Ltd.........................................    348   25,667
      Eagon Holdings Co., Ltd................................  7,827   16,041
      Easy Bio, Inc.......................................... 12,020   61,599
      E-MART, Inc............................................    732  131,685
      EM-Tech Co., Ltd.......................................  1,277   14,941
      eSang Networks Co., Ltd................................  1,164    7,170
  *   Eugene Investment & Securities Co., Ltd................ 10,226   20,958
      Eugene Technology Co., Ltd.............................  2,503   28,416
  *   Eusu Holdings Co., Ltd.................................  2,459   13,373
      EVERDIGM Corp..........................................  1,537    8,106
      Exicon Co., Ltd........................................  1,466    7,579
      Farmsco................................................  4,894   38,968
  *   FarmStory Co., Ltd..................................... 13,834   12,566
      Fila Korea, Ltd........................................  8,079  299,202
      Fine Semitech Corp.....................................  2,994   10,848
      Gaon Cable Co., Ltd....................................    585    8,322
      GMB Korea Corp.........................................  2,946   14,843
  *   GNCO Co., Ltd.......................................... 12,052   14,826
      GOLFZON Co., Ltd.......................................    498   14,318
      Golfzon Newdin Holdings Co., Ltd.......................  8,152   27,024
      Green Cross Holdings Corp..............................  2,835   51,898
      GS Engineering & Construction Corp.....................  2,536   93,513
      GS Global Corp......................................... 14,500   30,918
      GS Holdings Corp....................................... 11,943  509,706
      Gwangju Shinsegae Co., Ltd.............................    168   24,711
      HAESUNG DS Co., Ltd....................................  1,483   20,512
      Haitai Confectionery & Foods Co., Ltd..................  1,329   10,995
      Halla Corp.............................................  2,965    9,925
      Halla Holdings Corp....................................  2,427   87,456
  *   Hana Micron, Inc.......................................  4,762   15,315
      Hancom MDS, Inc........................................  1,250   15,670
      Handok, Inc............................................  1,695   34,242
  #   Handsome Co., Ltd......................................  3,853  123,168
  *   Hanil Cement Co., Ltd..................................    508   52,339
      Hanil Holdings Co., Ltd................................    416   16,919
  *   Hanjin Heavy Industries & Construction Holdings Co.,
        Ltd..................................................  3,532    8,947
      Hanjin Kal Corp........................................ 12,040  204,912
      Hanjin Transportation Co., Ltd.........................  2,968   97,691
      Hankook Tire Co., Ltd..................................    674   24,514
      Hankuk Paper Manufacturing Co., Ltd....................    784   10,702

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      HanmiGlobal Co., Ltd...................................  2,096 $ 16,388
      Hansae Co., Ltd........................................  3,781   61,694
      Hansae MK Co., Ltd.....................................  1,730   11,347
      Hansae Yes24 Holdings Co., Ltd.........................  1,461   11,368
      Hanshin Construction...................................  1,594   22,083
      Hanshin Machinery Co...................................  6,206   10,203
      Hansol Holdings Co., Ltd...............................  9,633   35,178
      Hansol HomeDeco Co., Ltd............................... 24,580   27,461
      Hansol Paper Co., Ltd..................................  4,708   72,250
  *   Hanwha Aerospace Co., Ltd..............................  9,200  230,685
      Hanwha Chemical Corp................................... 25,393  361,611
      Hanwha Corp............................................ 10,490  259,816
      Hanwha General Insurance Co., Ltd...................... 15,243   79,557
  *   Hanwha Investment & Securities Co., Ltd................ 35,649   64,286
      Hanwha Life Insurance Co., Ltd......................... 72,761  286,916
      Hanyang Eng Co., Ltd...................................  2,781   29,188
      Hanyang Securities Co., Ltd............................  1,428    8,457
  #*  Harim Co., Ltd.........................................  8,073   17,349
      HB Technology Co., Ltd................................. 17,157   38,944
      HDC Hyundai Engineering Plastics Co., Ltd..............  4,995   19,437
  *   Heungkuk Fire & Marine Insurance Co., Ltd.............. 12,193   51,694
      Hite Jinro Co., Ltd....................................  6,794   94,122
      Hitejinro Holdings Co., Ltd............................  3,142   18,083
  *   Huneed Technologies....................................  1,911   12,929
      Huons Global Co., Ltd..................................    745   25,653
      Husteel Co., Ltd.......................................    923    9,141
      Huvis Corp.............................................  2,628   17,078
      Hwail Pharm Co., Ltd...................................  3,501   19,651
  *   Hwajin Co., Ltd........................................  3,621    9,723
      Hwangkum Steel & Technology Co., Ltd...................  2,211   14,619
      Hy-Lok Corp............................................  2,212   44,433
  *   Hyosung Chemical Corp..................................    385   44,395
      Hyosung Corp...........................................  1,668   75,379
  *   Hyosung Heavy Industries Corp..........................  1,128   42,004
  *   Hyosung TNC Co., Ltd...................................    523   80,577
      Hyundai BNG Steel Co., Ltd.............................  2,003   16,103
  *   Hyundai Construction Equipment Co., Ltd................  1,180   77,791
      Hyundai Corp...........................................  2,531   54,141
      Hyundai Department Store Co., Ltd......................  3,368  257,626
      Hyundai Engineering & Construction Co., Ltd............ 10,981  443,766
      Hyundai Greenfood Co., Ltd............................. 12,047  130,739
      Hyundai Livart Furniture Co., Ltd......................  2,651   50,701
      Hyundai Marine & Fire Insurance Co., Ltd............... 12,533  461,112
      Hyundai Motor Securities Co., Ltd......................  4,374   32,864
      Hyundai Telecommunication Co., Ltd.....................  2,144   18,196
      Hyundai Wia Corp.......................................  2,021   52,644
      ICD Co., Ltd...........................................  2,114   13,224
  *   IHQ, Inc............................................... 14,886   18,748
      Iljin Display Co., Ltd.................................  6,014   19,389
      Iljin Electric Co., Ltd................................  6,663   17,660
      iMarketKorea, Inc......................................  4,396   25,001
  *   INITECH Co., Ltd.......................................  3,044   13,860
  *   Insun ENT Co., Ltd.....................................  4,199   21,000
  *   Interflex Co., Ltd.....................................  2,128   19,901
      Interpark Corp.........................................  3,097   13,271
      Inzi Controls Co., Ltd.................................  3,654   13,365
  *   Iones Co., Ltd.........................................  1,866   16,361
      IS Dongseo Co., Ltd....................................  3,523   96,123
      ISC Co., Ltd...........................................  1,340   10,734

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      ISU Chemical Co., Ltd..................................  2,105 $ 17,837
      J.ESTINA Co., Ltd......................................  1,968    9,066
      Jahwa Electronics Co., Ltd.............................  3,016   38,744
      JB Financial Group Co., Ltd............................ 50,333  243,266
      Jeil Pharma Holdings, Inc..............................    773   13,248
  *   JS Corp................................................  1,234   15,539
  *   KB Metal Co., Ltd......................................  8,394   13,568
      KC Co., Ltd............................................  2,704   38,794
      KCC Engineering & Construction Co., Ltd................  1,945   11,512
      KEC Corp............................................... 18,498   15,926
      Keyang Electric Machinery Co., Ltd.....................  5,858   17,349
      KG Chemical Corp.......................................  1,692   26,502
      KG Eco Technology Service Co., Ltd.....................  6,425   17,071
      KGMobilians Co., Ltd...................................  5,395   33,114
      KISWIRE, Ltd...........................................  1,854   35,209
  #   KIWOOM Securities Co., Ltd.............................  1,653  110,404
  *   KMH Co., Ltd...........................................  4,078   26,126
  #   Kocom Co., Ltd.........................................  2,940   14,771
      Kodaco Co., Ltd........................................  9,455   15,558
      Kolon Corp.............................................  1,778   47,976
      Kolon Industries, Inc..................................  4,021  177,930
      Kolon Plastic, Inc.....................................  2,664   13,989
      Kopla Co., Ltd.........................................  2,406    5,615
      Korea Airport Service Co., Ltd.........................    412   13,907
      Korea Asset In Trust Co., Ltd.......................... 10,936   41,745
      Korea Autoglass Corp...................................  2,369   23,548
      Korea Cast Iron Pipe Industries Co., Ltd...............  2,203   18,866
      Korea Electric Terminal Co., Ltd.......................  1,465   48,272
      Korea Investment Holdings Co., Ltd.....................  1,444   75,516
  *   Korea Line Corp........................................  3,589   67,952
      Korea Petrochemical Ind Co., Ltd.......................    876  120,357
      Korea Real Estate Investment & Trust Co., Ltd.......... 32,941   68,105
      Korean Air Lines Co., Ltd.............................. 10,716  259,413
      Korean Reinsurance Co.................................. 26,664  227,073
      Kortek Corp............................................  3,593   45,101
      KPX Chemical Co., Ltd..................................    632   28,611
      KSS LINE, Ltd..........................................  4,280   25,896
  *   KT Hitel Co., Ltd......................................  2,856   10,132
      KT Skylife Co., Ltd....................................  5,709   62,269
      KT Submarine Co., Ltd..................................  4,504   12,532
  *   KTB Investment & Securities Co., Ltd................... 11,121   31,812
      KTCS Corp..............................................  8,880   17,455
      Ktis Corp..............................................  4,865    9,638
      Kukbo Design Co., Ltd..................................  1,254   13,145
      Kukdo Chemical Co., Ltd................................  1,020   40,460
      Kukdong Oil & Chemicals Co., Ltd.......................  4,043   11,245
      Kumho Industrial Co., Ltd..............................  5,014   43,061
      Kumho Petrochemical Co., Ltd...........................  3,344  254,035
  *   Kumho Tire Co., Inc.................................... 15,130   66,763
      Kwang Dong Pharmaceutical Co., Ltd.....................  9,258   45,747
  *   Kyeryong Construction Industrial Co., Ltd..............  1,246   21,310
      Kyobo Securities Co., Ltd..............................  6,572   50,330
      Kyungbang Co., Ltd.....................................  2,863   29,858
      Kyungdong Pharm Co., Ltd...............................  5,086   51,091
      Kyung-In Synthetic Corp................................  6,925   32,093
      LEADCORP, Inc. (The)...................................  3,249   16,021
      Lee Ku Industrial Co., Ltd.............................  6,139   10,202
      LF Corp................................................  5,690  109,622
  #   LG Hausys, Ltd.........................................  1,935   81,811

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
  #   LG International Corp..................................  8,753 $120,842
      LG Uplus Corp.......................................... 46,541  661,452
      LMS Co., Ltd...........................................  2,000   10,045
      Lock & Lock Co., Ltd...................................  3,844   52,189
      LOT Vacuum Co., Ltd....................................  1,823   12,720
      Lotte Chilsung Beverage Co., Ltd.......................     81   97,346
      LOTTE Fine Chemical Co., Ltd...........................  3,431  123,379
      Lotte Food Co., Ltd....................................    115   66,168
      LOTTE Himart Co., Ltd..................................  1,569   77,486
      Lotte Non-Life Insurance Co., Ltd...................... 17,091   37,260
      Lotte Shopping Co., Ltd................................  2,068  353,050
      LS Corp................................................  4,224  187,899
  *   Lumens Co., Ltd........................................  6,628   13,696
      Maeil Holdings Co., Ltd................................  2,748   27,187
      Mando Corp.............................................  5,874  158,046
      Mcnex Co., Ltd.........................................  1,942   24,502
      MegaStudyEdu Co., Ltd..................................  1,255   20,054
      Meritz Financial Group, Inc............................  8,462   77,003
      Meritz Fire & Marine Insurance Co., Ltd................ 10,266  164,259
      Meritz Securities Co., Ltd............................. 68,220  238,827
      Mirae Asset Daewoo Co., Ltd............................ 91,332  518,286
      Mirae Asset Life Insurance Co., Ltd.................... 21,444   85,977
      Miwon Chemicals Co., Ltd...............................    219    7,625
      Miwon Specialty Chemical Co., Ltd......................    407   23,404
      Mobase Co., Ltd........................................  5,876   15,520
      Moorim P&P Co., Ltd....................................  5,847   39,173
      Moorim Paper Co., Ltd..................................  5,143   12,841
      MS Autotech Co., Ltd...................................  6,168   10,002
      Namhae Chemical Corp...................................  5,124   45,515
  *   Namsun Aluminum Co., Ltd............................... 20,720   25,232
  *   Neowiz.................................................  2,553   25,671
  #   NEPES Corp.............................................  3,697   29,131
      New Power Plasma Co., Ltd..............................  1,359   16,300
      Nexen Corp.............................................  7,723   35,086
      Nexen Tire Corp........................................ 11,041   79,190
      NH Investment & Securities Co., Ltd.................... 32,089  344,477
      NICE Holdings Co., Ltd.................................  4,219   63,659
      Nice Information & Telecommunication, Inc..............  1,182   19,698
  *   NK Co., Ltd............................................ 17,710   17,278
      Nong Shim Holdings Co., Ltd............................    504   29,239
      NongShim Co., Ltd......................................    657  125,928
      Noroo Holdings Co., Ltd................................  1,454   14,963
      NOROO Paint & Coatings Co., Ltd........................  2,353   16,310
      NS Shopping Co., Ltd...................................  4,509   42,825
      OCI Co., Ltd...........................................  4,204  315,841
  *   Omnisystem Co., Ltd....................................  5,220    8,202
      Openbase, Inc..........................................  6,819   11,166
  *   OPTRON-TEC, Inc........................................  3,464   12,251
  *   Orbitech Co., Ltd......................................  6,320   19,122
      Orion Holdings Corp....................................  4,848   66,817
      Paik Kwang Industrial Co., Ltd.........................  8,359   17,107
  *   Pan-Pacific Co., Ltd...................................  5,062   12,949
      Partron Co., Ltd.......................................  9,381   71,738
      Poongsan Corp..........................................  5,289  112,635
      POSCO Coated & Color Steel Co., Ltd....................    534    8,866
      Posco Daewoo Corp...................................... 11,374  178,941
  *   Power Logics Co., Ltd..................................  6,041   30,367
      Protec Co., Ltd........................................  2,493   24,012
      PSK, Inc...............................................  2,938   34,125

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      Pulmuone Co., Ltd......................................    155 $ 12,952
      Pungkuk Alcohol Industry Co., Ltd......................  1,990   14,043
      Pyeong Hwa Automotive Co., Ltd.........................  2,380   12,831
      Reyon Pharmaceutical Co., Ltd..........................    957   13,836
      RFTech Co., Ltd........................................  6,327   28,775
      S Net Systems, Inc.....................................  2,056    6,204
      S&S Tech Corp..........................................  4,487   11,507
      S&T Motiv Co., Ltd.....................................  1,172   27,129
  *   S.Y. Panel Co., Ltd....................................  2,349    9,948
      Sajo Industries Co., Ltd...............................    771   33,931
  *   Sajodongaone Co., Ltd.................................. 14,967   14,319
  #   Sambo Motors Co., Ltd..................................  2,920   15,922
      Samick Musical Instruments Co., Ltd....................  9,536   13,206
      Samji Electronics Co., Ltd.............................  2,577   17,541
      Samkee Automotive Co., Ltd.............................  6,378   13,611
      SAMPYO Cement Co., Ltd.................................  8,391   23,347
      Samsung Card Co., Ltd..................................  6,934  204,892
  *   Samsung Heavy Industries Co., Ltd...................... 41,489  254,545
      Samsung Securities Co., Ltd............................ 14,574  344,315
      SAMT Co., Ltd.......................................... 20,892   30,274
      Samyang Corp...........................................    930   49,558
      Samyang Holdings Corp..................................    987   75,055
      Sangsin Brake..........................................  2,584    8,992
      SAVEZONE I&C Corp......................................  3,550   10,372
      Seah Besteel Corp......................................  3,572   50,891
      SeAH Holdings Corp.....................................    197   17,288
  *   SeAH Steel Corp........................................    395   20,426
      SeAH Steel Holdings Corp...............................    440   18,946
      Sebang Co., Ltd........................................  4,144   44,953
      Sebo Manufacturing Engineer Corp.......................  1,650   12,558
      Sejong Industrial Co., Ltd.............................  3,498   16,162
  *   Sekonix Co., Ltd.......................................  2,121   12,160
      Sempio Foods Co........................................      7      173
      S-Energy Co., Ltd......................................  2,950   13,447
      Seohan Co., Ltd........................................ 18,570   27,675
  *   Sewon Cellontech Co., Ltd..............................  8,944   29,100
      SFA Engineering Corp...................................  4,144  141,927
  *   SFA Semicon Co., Ltd................................... 20,425   25,442
      Shinsegae Engineering & Construction Co., Ltd..........    576   12,023
      Shinsegae Food Co., Ltd................................    411   32,842
      Shinsegae, Inc.........................................  1,111  253,666
  *   Shinsung E&G Co., Ltd.................................. 18,746   18,705
  *   Shinsung Tongsang Co., Ltd............................. 20,054   14,448
  *   Shinwon Corp........................................... 13,837   19,969
  *   Signetics Corp......................................... 17,512   11,875
      SIGONG TECH Co., Ltd...................................  2,445   12,097
      Silicon Works Co., Ltd.................................  2,383   83,004
      SIMMTECH Co., Ltd......................................  4,336   31,510
      SK Discovery Co., Ltd..................................  3,132   74,596
      SK Gas, Ltd............................................  1,150   73,985
      SK Networks Co., Ltd................................... 34,687  130,057
  *   SK Securities Co., Ltd................................. 59,464   38,893
      SKC Co., Ltd...........................................  4,423  129,348
      SL Corp................................................  3,492   44,334
  *   S-MAC Co., Ltd......................................... 21,292   19,164
  *   SNU Precision Co., Ltd.................................  3,785    7,824
      Songwon Industrial Co., Ltd............................  4,004   61,022
      Soulbrain Co., Ltd.....................................  1,865   86,179
      SPG Co., Ltd...........................................  2,138   14,251

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
  #   Ssangyong Cement Industrial Co., Ltd................... 39,905 $168,841
  *   Ssangyong Motor Co..................................... 10,759   35,024
      ST Pharm Co., Ltd......................................    971   17,968
      Suheung Co., Ltd.......................................  1,636   39,375
      Sun Kwang Co., Ltd.....................................  1,102   15,964
      Sung Kwang Bend Co., Ltd...............................  2,308   23,685
  *   Sungchang Enterprise Holdings, Ltd..................... 15,703   27,236
      Sungdo Engineering & Construction Co., Ltd.............  4,138   15,583
  #*  Sungshin Cement Co., Ltd...............................  6,047   46,743
      Sungwoo Hitech Co., Ltd................................ 15,556   47,603
  *   Sunjin Co., Ltd........................................  1,884   18,240
  *   Suprema, Inc...........................................  1,070   15,157
      SurplusGlobal, Inc.....................................  5,349   14,569
      Systems Technology, Inc................................  2,061   16,645
      Tae Kyung Industrial Co., Ltd..........................  2,405   11,035
  *   Taewoong Co., Ltd......................................  3,164   29,459
      Taeyoung Engineering & Construction Co., Ltd........... 12,466  104,601
  *   Taihan Textile Co., Ltd................................    680    6,906
      Tailim Packaging Co., Ltd..............................  5,153   13,253
      TechWing, Inc..........................................  2,738   24,371
      Tera Semicon Co., Ltd..................................  1,760   22,900
      Tesna Co., Ltd.........................................  1,271   24,327
  *   Thinkware Systems Corp.................................  1,985    9,288
  *   TK Chemical Corp.......................................  7,026   11,172
      Tong Yang Moolsan Co., Ltd............................. 10,050   13,658
      Tongyang Life Insurance Co., Ltd.......................  7,364   36,562
      Top Engineering Co., Ltd...............................  3,622   28,061
  *   Toptec Co., Ltd........................................  3,943   46,087
      Tovis Co., Ltd.........................................  3,257   18,647
      TS Corp................................................  1,334   22,178
  *   Ugint Co., Ltd......................................... 26,698   12,766
      UIL Co., Ltd...........................................  1,848    7,105
  *   Unick Corp.............................................  3,772   11,308
      Unid Co., Ltd..........................................  1,325   46,792
      Union Semiconductor Equipment & Materials Co., Ltd.....  4,932   16,289
      Viatron Technologies, Inc..............................  1,566   13,528
      Visang Education, Inc..................................  1,919   12,037
  *   W Holding Co., Ltd..................................... 31,598   14,694
      WeMade Entertainment Co., Ltd..........................  1,354   28,210
      Whanin Pharmaceutical Co., Ltd.........................  1,118   16,749
  *   WillBes & Co. (The)....................................  9,359    8,894
      Wins Co., Ltd..........................................  1,537   15,100
      WiSoL Co., Ltd.........................................  2,669   36,502
  *   WIZIT Co., Ltd......................................... 17,635   15,228
  *   Wonik Holdings Co., Ltd................................  9,905   34,951
  *   Wonik Materials Co., Ltd...............................  1,400   34,431
  *   Woongjin Co., Ltd...................................... 13,733   31,584
  #   Woongjin Thinkbig Co., Ltd.............................  6,832   24,847
  *   Woori Investment Bank Co., Ltd......................... 72,754   45,799
  *   Woorison F&G Co., Ltd..................................  9,592   13,236
      Woosu AMS Co., Ltd.....................................  5,892   18,934
      Y G-1 Co., Ltd.........................................  4,751   40,208
  *   YeaRimDang Publishing Co., Ltd.........................  1,276    5,718
      Yeong Hwa Metal Co., Ltd............................... 13,368   13,685
      Yong Pyong Resort Co., Ltd.............................  4,441   20,607
      YooSung T&S Co., Ltd...................................  5,774   12,563
      Youlchon Chemical Co., Ltd.............................  2,408   26,115
      Young Poong Corp.......................................     81   46,692
      Youngone Corp..........................................  4,925  154,944

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
    Youngone Holdings Co., Ltd.............................     1,299 $    70,089
*   Yuanta Securities Korea Co., Ltd.......................    29,890      83,436
    Zeus Co., Ltd..........................................     1,279      13,690
                                                                      -----------
TOTAL SOUTH KOREA..........................................            24,565,710
                                                                      -----------
SPAIN -- (1.6%)
    Acciona SA.............................................     8,040     678,184
    Acerinox SA............................................    33,062     369,432
    Applus Services SA.....................................    18,459     250,949
    Azkoyen SA.............................................     2,368      19,355
    Banco de Sabadell SA................................... 1,018,384   1,340,811
    Bankinter SA...........................................    37,749     309,278
*   Baron de Ley...........................................       274      33,199
    Construcciones y Auxiliar de Ferrocarriles SA..........     3,500     131,389
*   Deoleo SA..............................................    72,355       7,115
    Deoleo SA..............................................    15,665       1,535
    Ebro Foods SA..........................................    18,261     358,454
*   eDreams ODIGEO SA......................................    16,683      67,936
    Elecnor SA.............................................     6,480      82,152
    Enagas SA..............................................    19,782     524,489
    Ence Energia y Celulosa SA.............................    28,711     241,168
    Ercros SA..............................................    22,936     104,244
    Euskaltel SA...........................................    18,306     153,258
    Faes Farma SA..........................................    37,310     156,891
    Grupo Catalana Occidente SA............................     8,380     346,167
    Iberpapel Gestion SA...................................     1,810      61,630
    Iberpapel Gestion SA...................................        14         484
*   Liberbank SA...........................................   472,814     221,242
    Mapfre SA..............................................   266,447     796,194
    Mediaset Espana Comunicacion SA........................    18,838     128,095
    Melia Hotels International SA..........................    20,714     212,862
*   Natra SA...............................................     8,134       8,058
    Obrascon Huarte Lain SA................................    24,022      27,421
    Papeles y Cartones de Europa SA........................     8,580     162,371
    Parques Reunidos Servicios Centrales SAU...............     4,966      61,816
    Prim SA................................................       827      11,799
*   Quabit Inmobiliaria SA.................................    20,146      38,714
    Sacyr S.A..............................................    89,432     215,872
*   Siemens Gamesa Renewable Energy SA.....................    25,411     281,427
*   Talgo SA...............................................    14,208      72,145
    Telepizza Group SA.....................................     6,851      35,552
*   Tubacex SA.............................................    23,097      81,850
*   Vocento SA.............................................    20,755      29,115
                                                                      -----------
TOTAL SPAIN................................................             7,622,653
                                                                      -----------
SWEDEN -- (1.9%)
*   AcadeMedia AB..........................................    11,431      52,357
    Acando AB..............................................    19,049      67,022
    AddNode Group AB.......................................     4,989      61,070
    AF AB, Class B.........................................    11,524     247,157
    Ahlsell AB.............................................    52,101     263,707
    Alimak Group AB........................................     6,871      96,717
    Arjo AB, Class B.......................................    32,081     109,002
    Attendo AB.............................................    19,466     176,029
*   BE Group AB............................................     1,919       9,123
*   Beijer Electronics Group AB............................     3,943      18,363
    Beijer Ref AB..........................................    11,382     179,754
    Bergman & Beving AB....................................     6,307      59,213

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SWEDEN -- (Continued)
      Besqab AB..............................................    759 $  9,605
      Betsson AB............................................. 22,446  194,899
      Bilia AB, Class A...................................... 14,955  140,077
  #   BillerudKorsnas AB..................................... 30,876  365,741
      Bjorn Borg AB..........................................  2,840    6,790
      Bonava AB..............................................  1,883   20,967
      Bonava AB, Class B..................................... 17,439  196,969
      Bravida Holding AB..................................... 37,021  271,979
      Bufab AB...............................................  5,860   59,322
      Bulten AB..............................................  3,216   34,787
      Byggmax Group AB....................................... 15,659   63,853
      Clas Ohlson AB, Class B................................  1,503   12,631
      Cloetta AB, Class B.................................... 42,742  128,833
  *   CLX Communications AB..................................  1,501   16,785
  *   Collector AB...........................................  2,979   17,401
      Com Hem Holding AB..................................... 14,358  224,006
  *   Concordia Maritime AB, Class B.........................  6,501    6,582
      Coor Service Management Holding AB..................... 11,779   82,994
      Dometic Group AB....................................... 62,063  433,441
  *   Doro AB................................................  4,175   18,680
      Duni AB................................................  6,052   67,900
      Eastnine AB............................................  4,151   38,956
      Elanders AB, Class B...................................  3,507   36,243
  *   Enea AB................................................  3,623   42,142
  *   Fingerprint Cards AB, Class B.......................... 43,014   53,170
      Getinge AB, Class B.................................... 48,354  474,321
  *   GHP Specialty Care AB..................................     68       94
      Granges AB............................................. 15,711  166,098
      Gunnebo AB.............................................  9,209   24,516
      Haldex AB..............................................  8,793   74,381
      Holmen AB, Class B..................................... 22,428  513,456
      Humana AB..............................................  4,868   29,253
      Husqvarna AB, Class B..................................  6,521   49,204
  #   Intrum AB.............................................. 16,825  429,144
      Inwido AB..............................................  9,880   65,843
      JM AB.................................................. 12,268  232,707
      KappAhl AB............................................. 11,324   32,458
      Karo Pharma AB......................................... 31,649  127,786
      KNOW IT AB.............................................  3,970   77,206
      Lindab International AB................................ 16,235  113,434
      Loomis AB, Class B..................................... 11,474  354,772
      Mekonomen AB...........................................  4,200   49,195
      Mekonomen AB...........................................  2,400   28,062
      Momentum Group AB, Class B.............................  4,972   49,913
      Nederman Holding AB....................................  3,231   35,297
      New Wave Group AB, Class B............................. 12,001   72,957
      Nobia AB............................................... 21,276  135,336
      Nobina AB.............................................. 14,095   94,050
      Nordic Waterproofing Holding A.S.......................  4,419   35,853
      Opus Group AB.......................................... 44,326   27,095
      Peab AB................................................ 33,967  298,997
      Pricer AB, Class B..................................... 39,134   43,631
  *   Radisson Hospitality AB................................  7,567   29,216
      Ratos AB, Class B...................................... 38,577  104,188
  *   Recipharm AB, Class B.................................. 10,949  162,018
      Resurs Holding AB...................................... 18,495  122,520
      Rottneros AB........................................... 28,710   36,929
  *   SAS AB................................................. 62,643  141,446
      Scandi Standard AB..................................... 10,353   63,464

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares  Value>>
                                                             ------ ----------
 SWEDEN -- (Continued)
     Scandic Hotels Group AB................................ 16,093 $  147,104
     Semcon AB..............................................  4,616     26,735
     SSAB AB, Class A....................................... 29,216    116,638
     SSAB AB, Class B....................................... 61,875    200,664
     Sweco AB, Class B......................................  4,025     90,752
     Systemair AB...........................................  2,434     25,736
     VBG Group AB, Class B..................................    781     11,936
                                                                    ----------
 TOTAL SWEDEN...............................................         8,798,672
                                                                    ----------
 SWITZERLAND -- (3.3%)
     Adecco Group AG........................................ 13,871    679,263
     Allreal Holding AG.....................................  2,867    439,803
 *   Alpiq Holding AG.......................................  1,519    128,174
     ALSO Holding AG........................................  1,037    117,529
 *   Arbonia AG............................................. 11,046    138,567
     Autoneum Holding AG....................................    583    112,684
     Baloise Holding AG.....................................  8,350  1,193,491
     Banque Cantonale de Geneve.............................    335     64,689
     Bell Food Group AG.....................................    341    106,929
     Bellevue Group AG......................................  1,132     24,611
     Berner Kantonalbank AG.................................    851    179,061
     Bobst Group SA.........................................    940     71,054
     Bucher Industries AG...................................  1,229    338,946
     Burckhardt Compression Holding AG......................    420    139,174
     Calida Holding AG......................................    948     29,549
     Carlo Gavazzi Holding AG...............................     90     24,458
     Cembra Money Bank AG...................................  5,558    466,136
     Cham Group AG..........................................     85     36,175
     Cicor Technologies, Ltd................................    389     19,437
     Cie Financiere Tradition SA............................    318     33,465
     Clariant AG............................................ 17,052    367,520
     Coltene Holding AG.....................................    443     45,211
     Conzzeta AG............................................    219    195,831
     Daetwyler Holding AG...................................    660    100,199
     DKSH Holding AG........................................  3,715    250,466
 *   Dottikon Es Holding AG.................................     22     11,197
     Dufry AG...............................................  4,813    542,328
     EFG International AG................................... 18,860    133,034
     Emmi AG................................................    414    300,911
     Energiedienst Holding AG...............................  2,636     77,188
 *   Evolva Holding SA...................................... 83,102     21,445
     Feintool International Holding AG......................    411     38,511
     Flughafen Zurich AG....................................  2,197    434,199
     Gurit Holding AG.......................................     73     66,281
     Helvetia Holding AG....................................  1,423    871,624
     HOCHDORF Holding AG....................................    202     30,804
     Huber & Suhner AG......................................  2,282    156,202
     Hypothekarbank Lenzburg AG.............................      8     35,581
     Implenia AG............................................  2,851    158,488
     Jungfraubahn Holding AG................................    657     86,417
     Kudelski SA............................................  7,542     53,091
 *   Lastminute.com NV......................................    542      9,945
     Liechtensteinische Landesbank AG.......................  2,227    143,699
     Luzerner Kantonalbank AG...............................    528    264,757
     Metall Zug AG..........................................     36    106,314
     Mikron Holding AG......................................  1,680     15,213
     Mobimo Holding AG......................................  1,528    340,259
     OC Oerlikon Corp. AG................................... 30,382    361,582
 *   Orascom Development Holding AG.........................  2,310     33,933

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            Shares    Value>>
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Orell Fuessli Holding AG...............................      25 $     2,392
    Orior AG...............................................     930      82,147
    Phoenix Mecano AG......................................     121      65,550
    Plazza AG, Class A.....................................     226      50,274
    Rieter Holding AG......................................     647      87,342
    Romande Energie Holding SA.............................       9      10,724
*   Schmolz + Bickenbach AG................................ 118,904      87,282
    Schweiter Technologies AG..............................     173     196,450
    SFS Group AG...........................................     793      77,790
    Siegfried Holding AG...................................     715     286,799
    St Galler Kantonalbank AG..............................     481     236,847
    Sulzer AG..............................................   2,336     234,472
    Sunrise Communications Group AG........................   6,329     557,090
    Swiss Life Holding AG..................................   4,696   1,771,400
    Swissquote Group Holding SA............................   1,714      89,112
    Tamedia AG.............................................     664      78,113
    Thurgauer Kantonalbank.................................     257      26,405
    Tornos Holding AG......................................   2,472      20,147
    u-blox Holding AG......................................     641      80,321
    Valiant Holding AG.....................................   3,461     390,813
    Valora Holding AG......................................     772     193,128
    Vaudoise Assurances Holding SA.........................     219     110,050
    Vetropack Holding AG...................................      38      86,982
*   Von Roll Holding AG....................................  20,277      24,706
    Vontobel Holding AG....................................   4,798     297,693
    VP Bank AG.............................................     720     115,873
    Walliser Kantonalbank..................................   1,048     117,561
    Zehnder Group AG.......................................   2,388      95,542
    Zug Estates Holding AG, Class B........................      41      69,396
    Zuger Kantonalbank AG..................................      22     127,118
                                                                    -----------
TOTAL SWITZERLAND..........................................          15,264,944
                                                                    -----------
TAIWAN -- (4.9%)
    AcBel Polytech, Inc....................................  69,000      39,686
    Ace Pillar Co., Ltd....................................  23,000      12,589
    ACES Electronic Co., Ltd...............................  18,000       9,157
*   Acon Holding, Inc......................................  50,000       9,699
    Advanced International Multitech Co., Ltd..............  32,000      32,612
    Advancetek Enterprise Co., Ltd.........................  21,987      10,712
*   AGV Products Corp...................................... 123,960      26,531
    Airmate Cayman International Co., Ltd..................  12,000       4,974
    Allis Electric Co., Ltd................................  57,000      21,980
    Alltek Technology Corp.................................  33,129      17,159
    Alpha Networks, Inc....................................  54,000      23,823
    Ambassador Hotel (The).................................  48,000      34,591
    AMPOC Far-East Co., Ltd................................  23,000      17,678
*   AmTRAN Technology Co., Ltd............................. 180,000      68,785
    Anderson Industrial Corp...............................  28,000       9,115
    Apacer Technology, Inc.................................  19,000      16,046
    APCB, Inc..............................................  39,000      32,812
    Apex Biotechnology Corp................................  13,000      11,350
*   Apex International Co., Ltd............................  33,760      32,207
    Apex Medical Corp......................................  11,000       8,601
    Arcadyan Technology Corp...............................  29,000      47,430
    Ardentec Corp..........................................  68,430      59,690
    Asia Cement Corp....................................... 402,000     426,231
    Asia Optical Co., Inc..................................  32,000      57,646
*   Asia Pacific Telecom Co., Ltd.......................... 463,000      89,140
    Asia Tech Image, Inc...................................  13,000      15,284

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  TAIWAN -- (Continued)
      Asia Vital Components Co., Ltd.........................  57,000 $ 39,184
      ASROCK, Inc............................................   9,000   14,221
      Audix Corp.............................................  16,000   18,284
      Avalue Technology, Inc.................................  15,000   17,701
      AVY Precision Technology, Inc..........................  16,412   15,313
      Bank of Kaohsiung Co., Ltd............................. 129,035   36,714
      BenQ Materials Corp....................................  41,000   19,223
      BES Engineering Corp................................... 293,000   66,528
  *   Boardtek Electronics Corp..............................  26,000   23,227
      Bright Led Electronics Corp............................  20,000    6,433
  *   Browave Corp...........................................  12,000   12,022
      Capital Futures Corp...................................  16,500   22,063
      Capital Securities Corp................................ 419,440  125,688
  #   Career Technology MFG. Co., Ltd........................  78,554  108,973
      Cathay Real Estate Development Co., Ltd................ 128,600   76,488
      Cayman Engley Industrial Co., Ltd......................   4,261   15,270
      Celxpert Energy Corp...................................  21,000   21,120
      Central Reinsurance Co., Ltd...........................  37,800   20,337
  *   Champion Building Materials Co., Ltd...................  77,000   17,287
      Chang Wah Electromaterials, Inc........................   4,000   16,530
      Channel Well Technology Co., Ltd.......................  23,000   16,197
      Chant Sincere Co., Ltd.................................  16,000   10,838
      Chaun-Choung Technology Corp...........................   6,000   20,186
      CHC Healthcare Group...................................  20,000   21,267
      Chen Full International Co., Ltd.......................  14,000   14,714
  *   Cheng Fwa Industrial Co., Ltd..........................  34,000   13,789
      Cheng Loong Corp....................................... 192,000  122,626
      Chenming Mold Industry Corp............................  18,000    8,137
      Chilisin Electronics Corp..............................  13,488   32,489
      Chime Ball Technology Co., Ltd.........................  10,000   14,871
      China Airlines, Ltd.................................... 596,000  176,859
      China Bills Finance Corp............................... 192,000   82,050
      China Chemical & Pharmaceutical Co., Ltd...............  61,000   36,074
      China Electric Manufacturing Corp......................  45,000   12,750
      China General Plastics Corp............................  56,269   33,424
      China Metal Products...................................  53,000   51,670
      China Wire & Cable Co., Ltd............................  26,000   20,252
      Chinese Maritime Transport, Ltd........................  39,710   38,942
      Chin-Poon Industrial Co., Ltd..........................  72,000   80,464
      Chipbond Technology Corp............................... 112,000  206,280
  *   ChipMOS Techinologies, Inc.............................  60,344   41,746
      Chong Hong Construction Co., Ltd.......................  32,000   72,952
      Chun YU Works & Co., Ltd...............................  32,000   20,486
      Chun Yuan Steel........................................ 104,000   33,655
      Chung Hsin Electric & Machinery Manufacturing Corp.....  66,000   43,429
  *   Chung Hung Steel Corp.................................. 156,000   59,664
      Chung Hwa Pulp Corp....................................  96,015   28,247
      Clevo Co............................................... 108,000   84,112
  #*  CMC Magnetics Corp..................................... 449,000   80,312
      Coland Holdings, Ltd...................................  14,000   12,486
      Compal Electronics, Inc................................ 811,000  447,978
  #   Compeq Manufacturing Co., Ltd.......................... 191,000  122,679
      Compucase Enterprise...................................  12,000    8,118
      Concord Securities Co., Ltd............................ 102,335   23,909
      Continental Holdings Corp.............................. 102,000   42,817
  *   Contrel Technology Co., Ltd............................  15,000    7,842
      Coretronic Corp........................................  93,000  127,976
      Co-Tech Development Corp...............................  18,000   14,879
  #*  CSBC Corp. Taiwan......................................  50,091   52,442

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  TAIWAN -- (Continued)
      CviLux Corp............................................  17,000 $ 12,277
      CyberPower Systems, Inc................................   5,000   11,655
      CyberTAN Technology, Inc...............................  73,000   28,872
      DA CIN Construction Co., Ltd...........................  37,000   21,920
      Dafeng TV, Ltd.........................................  12,000   13,210
      Da-Li Development Co., Ltd.............................  32,000   27,824
      Darfon Electronics Corp................................  52,000   59,953
      Darwin Precisions Corp.................................  76,000   37,853
      De Licacy Industrial Co., Ltd..........................  41,000   26,072
      Depo Auto Parts Ind Co., Ltd...........................  20,000   43,456
      Dimerco Express Corp...................................  19,000   11,550
  *   D-Link Corp............................................ 159,000   51,876
  *   Dynamic Electronics Co., Ltd...........................  73,000   17,282
      Dynapack International Technology Corp.................  32,000   40,238
      E Ink Holdings, Inc.................................... 144,000  114,027
  *   Edimax Technology Co., Ltd.............................  60,000   16,189
  *   Edison Opto Corp.......................................  24,000    9,551
      Edom Technology Co., Ltd...............................  21,000    8,378
      Elite Semiconductor Memory Technology, Inc.............  50,000   48,116
      Elitegroup Computer Systems Co., Ltd...................  67,000   27,578
      EnTie Commercial Bank Co., Ltd......................... 110,000   44,736
      Epileds Technologies, Inc..............................  28,000   12,768
  *   Episil Holdings, Inc...................................  29,000   16,515
  #   Epistar Corp........................................... 209,000  189,505
      Eson Precision Ind. Co., Ltd...........................  15,000   13,482
      Eternal Materials Co., Ltd............................. 157,290  117,255
      Eva Airways Corp....................................... 444,330  203,545
  *   Everest Textile Co., Ltd...............................  68,952   26,788
      Evergreen International Storage & Transport Corp.......  93,000   38,510
      Evergreen Marine Corp. Taiwan, Ltd..................... 429,200  158,562
      Everlight Chemical Industrial Corp.....................  81,450   40,746
      Everlight Electronics Co., Ltd.........................  90,000   77,543
      Excellence Opto, Inc...................................  34,000   15,681
      Excelsior Medical Co., Ltd.............................  22,000   31,610
      EZconn Corp............................................   9,000    8,090
      Far Eastern Department Stores, Ltd..................... 223,000  111,536
      Far Eastern International Bank......................... 479,192  153,423
      Farglory Land Development Co., Ltd.....................  67,000   76,590
  *   Federal Corp...........................................  75,480   26,626
      Feedback Technology Corp...............................   8,400   19,901
      Feng Hsin Steel Co., Ltd...............................  78,000  147,976
  *   First Copper Technology Co., Ltd.......................  33,000    9,649
      First Insurance Co., Ltd. (The)........................  37,000   16,156
  *   First Steamship Co., Ltd............................... 123,676   42,678
      FLEXium Interconnect, Inc..............................  57,000  144,104
      FocalTech Systems Co., Ltd.............................  46,000   33,726
      Forest Water Environment Engineering Co., Ltd..........  11,000   20,141
      Formosa Advanced Technologies Co., Ltd.................  11,000   10,940
      Formosa Laboratories, Inc..............................  19,919   25,314
      Formosa Optical Technology Co., Ltd....................   1,000    1,858
      Formosan Union Chemical................................  61,242   32,696
      Founding Construction & Development Co., Ltd...........  24,000   12,417
      Froch Enterprise Co., Ltd..............................  27,000   10,378
      Fulgent Sun International Holding Co., Ltd.............  13,292   19,366
      Fulltech Fiber Glass Corp..............................  72,000   34,779
      Gallant Precision Machining Co., Ltd...................  37,000   27,405
      GCS Holdings, Inc......................................  12,000   17,096
      Gemtek Technology Corp.................................  63,000   37,484
      General Interface Solution Holding, Ltd................  28,000   93,517

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
 *   Genmont Biotech, Inc...................................    25,000 $ 20,927
     Getac Technology Corp..................................    75,000   88,369
     Giantplus Technology Co., Ltd..........................    73,000   21,655
     Gigabyte Technology Co., Ltd...........................    98,000  128,849
     Ginko International Co., Ltd...........................     9,000   51,387
     Global Brands Manufacture, Ltd.........................    72,000   27,193
     Global Lighting Technologies, Inc......................    23,000   25,422
     Global Mixed Mode Technology, Inc......................    10,000   19,325
     Globe Union Industrial Corp............................    27,000   12,775
     Gloria Material Technology Corp........................   108,880   58,866
 *   Gold Circuit Electronics, Ltd..........................    86,000   28,525
     Goldsun Building Materials Co., Ltd....................   253,000   66,841
     Grand Fortune Securities Co., Ltd......................    38,000    9,870
     Grand Ocean Retail Group, Ltd..........................    18,000   18,736
     Grand Pacific Petrochemical............................   188,000  127,248
     Grand Plastic Technology Corp..........................     3,000    8,933
     Great China Metal Industry.............................    26,000   20,880
 #   Great Wall Enterprise Co., Ltd.........................   123,050  120,046
     Greatek Electronics, Inc...............................    39,000   48,686
 *   Green Energy Technology, Inc...........................    71,000   23,253
     GTM Holdings Corp......................................    21,000   11,817
     Hannstar Board Corp....................................    73,000   50,029
 *   HannsTouch Solution, Inc...............................   141,000   26,211
     Harvatek Corp..........................................    29,000   11,686
     Hey Song Corp..........................................    47,000   42,263
     Highlight Tech Corp....................................    21,000   12,251
     Hiroca Holdings, Ltd...................................    13,000   30,102
     Hitron Technology, Inc.................................    35,204   19,192
 *   Ho Tung Chemical Corp..................................   154,577   33,352
     Hocheng Corp...........................................    56,000   14,039
     Hong Pu Real Estate Development Co., Ltd...............    47,000   30,121
     Hong YI Fiber Industry Co..............................    30,000   14,841
     Horizon Securities Co., Ltd............................    56,000   11,314
     Hsin Kuang Steel Co., Ltd..............................    44,000   47,379
     Huaku Development Co., Ltd.............................    49,000   99,673
     Huang Hsiang Construction Corp.........................    38,000   30,575
     Hung Ching Development & Construction Co., Ltd.........    33,000   24,870
     Hung Sheng Construction, Ltd...........................   106,800   90,811
 *   Hwa Fong Rubber Industrial Co., Ltd....................    85,800   34,966
 *   Ichia Technologies, Inc................................    84,000   37,643
 *   I-Chiun Precision Industry Co., Ltd....................    53,000   14,432
 *   Ideal Bike Corp........................................    28,000    6,757
     IEI Integration Corp...................................    37,800   39,465
     Info-Tek Corp..........................................    26,000   11,837
 #   Innolux Corp........................................... 1,544,000  468,827
     Inpaq Technology Co., Ltd..............................    15,000   11,667
     International CSRC Investment Holdings Co..............   114,434  128,352
     Inventec Corp..........................................   302,000  244,077
     Iron Force Industrial Co., Ltd.........................     8,000   15,877
     I-Sheng Electric Wire & Cable Co., Ltd.................    17,000   21,933
     ITE Technology, Inc....................................    11,000   10,803
     Jarllytec Co., Ltd.....................................     6,000    8,315
     Jentech Precision Industrial Co., Ltd..................    12,000   22,307
     Jess-Link Products Co., Ltd............................    17,250   14,796
     Jih Sun Financial Holdings Co., Ltd....................   347,927  101,057
     Johnson Health Tech Co., Ltd...........................    20,000   20,557
     K Laser Technology, Inc................................    43,000   16,244
     Kaulin Manufacturing Co., Ltd..........................    16,000    8,329
     KEE TAI Properties Co., Ltd............................   104,000   39,400

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  TAIWAN -- (Continued)
      Kenda Rubber Industrial Co., Ltd....................... 105,000 $100,610
      Kenmec Mechanical Engineering Co., Ltd.................  53,000   15,621
      Key Ware Electronics Co., Ltd..........................  37,599   10,314
      Kindom Construction Corp...............................  69,000   38,020
      King Chou Marine Technology Co., Ltd...................  10,200   11,231
      King Yuan Electronics Co., Ltd......................... 237,000  138,804
      King's Town Bank Co., Ltd.............................. 159,000  152,134
      King's Town Construction Co., Ltd......................  27,000   16,386
      Kinpo Electronics...................................... 263,000   78,815
      Kinsus Interconnect Technology Corp....................  66,000   86,609
      KS Terminals, Inc......................................  22,000   27,063
      Kung Sing Engineering Corp.............................  55,000   12,663
      Kuoyang Construction Co., Ltd..........................  79,321   28,830
      Kwong Fong Industries Corp.............................  15,444    6,926
      Kwong Lung Enterprise Co., Ltd.........................  10,000   13,316
      L&K Engineering Co., Ltd...............................  41,000   33,666
      LAN FA Textile.........................................  36,000    9,451
      Lanner Electronics, Inc................................  15,300   18,688
      Laser Tek Taiwan Co., Ltd..............................  12,000   11,215
      LCY Chemical Corp......................................  97,000  163,144
      Lealea Enterprise Co., Ltd............................. 153,000   46,859
      Ledlink Optics, Inc....................................  11,000    9,620
      LEE CHI Enterprises Co., Ltd...........................  53,000   15,443
  *   Leofoo Development Co., Ltd............................  69,000   12,295
      LES Enphants Co., Ltd..................................  44,000   12,645
      Lextar Electronics Corp................................  76,000   40,631
      Li Cheng Enterprise Co., Ltd...........................  16,960   21,641
  *   Li Peng Enterprise Co., Ltd............................ 113,000   29,657
      Lian HWA Food Corp.....................................  12,480   13,173
  *   Lida Holdings, Ltd.....................................   8,000   14,699
      Lien Hwa Industrial Corp............................... 120,444  118,763
      Lingsen Precision Industries, Ltd......................  91,000   24,688
      Lite-On Semiconductor Corp.............................  45,000   36,439
      Lite-On Technology Corp................................ 278,000  319,627
      Long Bon International Co., Ltd........................  85,075   41,065
  #   Long Chen Paper Co., Ltd............................... 129,025   65,991
      Longwell Co............................................  20,000   16,500
  *   Lucky Cement Corp......................................  37,000    8,582
      Lumax International Corp., Ltd.........................  11,700   23,553
      Lung Yen Life Service Corp.............................  30,000   56,556
  #   Macronix International................................. 300,000  167,040
      Materials Analysis Technology, Inc.....................   6,000    8,121
      Mayer Steel Pipe Corp..................................  27,000   12,106
      Meiloon Industrial Co..................................  20,000   12,757
      Mercuries & Associates Holding, Ltd....................  89,443   57,624
  *   Mercuries Life Insurance Co., Ltd...................... 219,841   96,424
  *   Microbio Co., Ltd......................................  36,000   19,465
      Mobiletron Electronics Co., Ltd........................  17,000   15,907
      MPI Corp...............................................   9,000   14,786
      Nang Kuang Pharmaceutical Co., Ltd.....................  18,000   16,599
      Nantex Industry Co., Ltd...............................  64,627   60,373
      Nexcom International Co., Ltd..........................  12,000    7,631
      Nien Hsing Textile Co., Ltd............................  17,000   12,555
      O-Bank Co., Ltd........................................  78,000   19,195
      OptoTech Corp..........................................  84,178   43,131
      Orient Europharma Co., Ltd.............................   7,000   11,447
  *   Orient Semiconductor Electronics, Ltd.................. 137,000   31,090
      Pacific Construction Co................................  25,000    9,265
  *   Pan Jit International, Inc.............................  57,000   41,215

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
     Pan-International Industrial Corp......................    83,000 $ 47,636
 *   Phihong Technology Co., Ltd............................   103,259   27,501
     Phison Electronics Corp................................    21,000  138,098
     Plotech Co., Ltd.......................................    26,000   12,747
     Pou Chen Corp..........................................   334,000  338,926
     Powertech Technology, Inc..............................   104,000  228,129
     President Securities Corp..............................   199,111   80,680
     Prince Housing & Development Corp......................   252,000   82,303
     Promate Electronic Co., Ltd............................    21,000   18,659
     Qisda Corp.............................................   228,000  129,670
     Qualipoly Chemical Corp................................    18,900   16,179
     Quintain Steel Co., Ltd................................    64,789   17,140
     Radiant Opto-Electronics Corp..........................    87,000  228,638
 *   Radium Life Tech Co., Ltd..............................    88,000   43,433
     Rechi Precision Co., Ltd...............................    44,000   32,421
     Rich Development Co., Ltd..............................    92,000   26,075
 *   Ritek Corp.............................................   315,410  101,163
 *   Roo Hsing Co., Ltd.....................................   207,000   91,309
     Rotam Global Agrosciences, Ltd.........................    10,000    5,944
     Ruentex Development Co., Ltd...........................    12,000   16,654
     Ruentex Industries, Ltd................................    56,400  141,717
     Sampo Corp.............................................    96,000   35,901
     San Fang Chemical Industry Co., Ltd....................    33,000   24,651
     Sanyang Motor Co., Ltd.................................    85,000   54,472
     Sesoda Corp............................................    28,665   21,632
     Shan-Loong Transportation Co., Ltd.....................    28,000   25,452
     Sharehope Medicine Co., Ltd............................    17,815   14,783
     Sheng Yu Steel Co., Ltd................................    26,000   16,461
     ShenMao Technology, Inc................................    20,000   13,036
     Shih Her Technologies, Inc.............................    12,000   11,300
 *   Shih Wei Navigation Co., Ltd...........................    93,000   21,996
     Shin Kong Financial Holding Co., Ltd................... 1,691,678  557,751
     Shin Zu Shing Co., Ltd.................................    37,000   90,945
 *   Shining Building Business Co., Ltd.....................   101,430   32,222
     Shinkong Insurance Co., Ltd............................    36,000   41,752
     Shinkong Synthetic Fibers Corp.........................   208,000   70,411
     Sigurd Microelectronics Corp...........................    64,000   57,540
     Simplo Technology Co., Ltd.............................    34,800  202,390
     Sincere Navigation Corp................................    61,000   31,508
     Sinher Technology, Inc.................................     6,000    8,938
     Sino-American Silicon Products, Inc....................    77,000  144,191
     Sinon Corp.............................................    72,000   39,122
     SinoPac Financial Holdings Co., Ltd....................   672,480  228,759
     Sinphar Pharmaceutical Co., Ltd........................    17,680   10,650
     Siward Crystal Technology Co., Ltd.....................    49,000   24,070
 *   Solar Applied Materials Technology Co..................    43,000   24,385
     Solteam Electronics Co., Ltd...........................     8,080    6,202
     Sonix Technology Co., Ltd..............................    10,000    8,570
     Standard Chemical & Pharmaceutical Co., Ltd............    12,000   11,354
     Stark Technology, Inc..................................    29,800   34,912
     Sunko INK Co., Ltd.....................................    36,000   10,603
     Sunrex Technology Corp.................................    36,535   18,039
     Sunspring Metal Corp...................................    32,000   30,993
     Supreme Electronics Co., Ltd...........................    52,244   44,050
     Swancor Holding Co., Ltd...............................    11,000   20,940
     Sweeten Real Estate Development Co., Ltd...............    36,000   22,977
     Syncmold Enterprise Corp...............................    29,000   48,079
     Sysage Technology Co., Ltd.............................    25,410   23,397
     Systex Corp............................................    32,000   64,116

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              Shares  Value>>
                                                              ------- --------
  TAIWAN -- (Continued)
      T3EX Global Holdings Corp..............................  18,000 $ 14,625
  #   TA Chen Stainless Pipe................................. 152,553  215,565
      Ta Ya Electric Wire & Cable............................ 108,000   38,145
  *   Tai Tung Communication Co., Ltd........................  27,000   13,673
      Taichung Commercial Bank Co., Ltd...................... 456,930  150,783
      Taiflex Scientific Co., Ltd............................  36,460   35,593
      Tainan Enterprises Co., Ltd............................  18,000    9,896
      Tainan Spinning Co., Ltd............................... 266,000  104,608
  *   Taita Chemical Co., Ltd................................  62,000   21,720
      Taiwan Business Bank................................... 828,947  273,648
      Taiwan Chinsan Electronic Industrial Co., Ltd..........  12,000   13,536
      Taiwan Fire & Marine Insurance Co., Ltd................  48,000   30,889
      Taiwan FU Hsing Industrial Co., Ltd....................  24,000   24,621
      Taiwan Glass Industry Corp............................. 218,968   94,163
      Taiwan Hon Chuan Enterprise Co., Ltd...................  49,000   75,569
      Taiwan Hopax Chemicals Manufacturing Co., Ltd..........  38,000   23,357
  *   Taiwan Land Development Corp........................... 129,466   33,492
      Taiwan Navigation Co., Ltd.............................  35,000   23,043
      Taiwan PCB Techvest Co., Ltd...........................  48,000   37,533
      Taiwan Pulp & Paper Corp...............................  25,000   13,809
      Taiwan Sakura Corp.....................................  16,000   17,311
      Taiwan Shin Kong Security Co., Ltd.....................  40,000   43,260
      Taiwan Styrene Monomer.................................  74,000   55,149
      Taiwan Surface Mounting Technology Corp................  53,000   57,893
  *   Taiwan TEA Corp........................................ 133,000   67,339
      Taiyen Biotech Co., Ltd................................  28,000   26,548
      Teco Electric and Machinery Co., Ltd................... 391,000  224,966
      Test-Rite International Co., Ltd.......................  29,000   21,051
  *   Tex-Ray Industrial Co., Ltd............................  30,000    8,704
      Thye Ming Industrial Co., Ltd..........................  36,000   36,993
      Ton Yi Industrial Corp................................. 170,000   72,568
      Tong Hsing Electronic Industries, Ltd..................  29,000   86,646
      Tong Yang Industry Co., Ltd............................  71,000   80,285
  *   Tong-Tai Machine & Tool Co., Ltd.......................  27,000   15,174
      TOPBI International Holdings, Ltd......................   7,686   22,528
      Topco Scientific Co., Ltd..............................  14,000   29,036
      Topco Technologies Corp................................   8,000   16,989
      Topkey Corp............................................   6,000   17,279
      Topoint Technology Co., Ltd............................  28,800   16,040
  #   TPK Holding Co., Ltd...................................  74,000  115,378
      Transcend Information, Inc.............................  43,000   89,913
      Tripod Technology Corp.................................  66,000  159,478
      Tsang Yow Industrial Co., Ltd..........................  14,000    7,974
      Tsann Kuen Enterprise Co., Ltd.........................  20,000   12,521
      TSRC Corp.............................................. 116,000  107,148
      Tung Ho Steel Enterprise Corp.......................... 157,000  106,504
      TXC Corp...............................................  53,000   53,004
      TYC Brother Industrial Co., Ltd........................  42,000   31,107
  *   Tycoons Group Enterprise...............................  69,412   14,961
      Tyntek Corp............................................  33,000   16,266
      UDE Corp...............................................  13,000    9,885
      U-Ming Marine Transport Corp...........................  91,000   95,300
  #   Unimicron Technology Corp.............................. 288,000  140,764
      Union Bank Of Taiwan................................... 241,020   75,176
      Unitech Computer Co., Ltd..............................  20,000   11,814
      Unitech Printed Circuit Board Corp..................... 113,220   47,708
      United Orthopedic Corp.................................  10,000   11,975
      United Radiant Technology..............................  36,000   16,897
  #*  United Renewable Energy Co., Ltd....................... 419,593   93,465

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            Shares    Value>>
                                                            ------- -----------
TAIWAN -- (Continued)
*   Unity Opto Technology Co., Ltd.........................  91,000 $    24,581
    Universal Cement Corp..................................  95,277      57,746
*   Universal Microelectronics Co., Ltd....................  13,000       8,280
*   Unizyx Holding Corp....................................  77,000      25,954
    UPC Technology Corp.................................... 170,586      62,775
    USI Corp............................................... 180,091      68,826
    Utechzone Co., Ltd.....................................  12,000      20,238
    Ve Wong Corp...........................................  16,000      12,726
    Waffer Technology Co., Ltd.............................  30,000      15,799
    Wah Lee Industrial Corp................................  34,000      53,329
    Walsin Lihwa Corp...................................... 517,000     257,137
    Walton Advanced Engineering, Inc.......................  55,000      18,392
    Wan Hai Lines, Ltd..................................... 104,000      50,864
    Waterland Financial Holdings Co., Ltd.................. 463,496     150,721
    Weikeng Industrial Co., Ltd............................  67,618      41,825
    Well Shin Technology Co., Ltd..........................  18,000      26,615
    Winbond Electronics Corp............................... 534,363     232,797
    Winstek Semiconductor Co., Ltd.........................  15,000      10,954
    Wisdom Marine Lines Co., Ltd...........................  63,262      60,487
    Wistron Corp........................................... 524,841     321,751
    Wistron NeWeb Corp.....................................  53,040     123,767
    Wonderful Hi-Tech Co., Ltd.............................   7,000       3,586
    Wowprime Corp..........................................  11,000      29,062
    WT Microelectronics Co., Ltd...........................  80,207     103,459
    Xxentria Technology Materials Corp.....................  25,000      47,746
*   Yang Ming Marine Transport Corp........................ 238,674      66,113
    YC Co., Ltd............................................  81,488      34,052
    YC INOX Co., Ltd.......................................  50,600      40,464
    Yea Shin International Development Co., Ltd............  29,632      14,659
    Yeong Guan Energy Technology Group Co., Ltd............  18,000      24,432
    YFY, Inc............................................... 280,000     101,575
    Yi Jinn Industrial Co., Ltd............................  34,200      13,578
    Yieh Phui Enterprise Co., Ltd.......................... 258,282      80,247
    Yonyu Plastics Co., Ltd................................  14,000      14,790
    Youngtek Electronics Corp..............................  24,000      29,437
    Yuanta Futures Co., Ltd................................  10,000      12,879
    Yulon Motor Co., Ltd................................... 200,000     116,937
    Yung Chi Paint & Varnish Manufacturing Co., Ltd........  13,000      31,098
    Yungshin Construction & Development Co., Ltd...........  24,000      23,198
    YungShin Global Holding Corp...........................  25,000      32,001
    Yungtay Engineering Co., Ltd...........................  65,000     118,784
    Zeng Hsing Industrial Co., Ltd.........................  12,000      55,716
    Zenitron Corp..........................................  27,000      17,147
    Zero One Technology Co., Ltd...........................  22,000      13,313
    Zhen Ding Technology Holding, Ltd......................  78,000     178,462
    Zig Sheng Industrial Co., Ltd..........................  79,000      23,202
    Zinwell Corp...........................................  43,000      23,958
    Zippy Technology Corp..................................  12,000      11,295
    ZongTai Real Estate Development Co., Ltd...............  27,000      14,211
                                                                    -----------
TOTAL TAIWAN...............................................          22,557,130
                                                                    -----------
THAILAND -- (1.0%)
    Advanced Information Technology PCL....................  22,600      14,180
    AJ Plast PCL...........................................  26,500       7,714
    Amata Corp. PCL........................................ 122,800      89,275
    Amata VN PCL...........................................  94,100      17,032
    Ananda Development PCL................................. 334,800      46,660
    AP Thailand PCL........................................ 263,800      65,254
    Asia Aviation PCL...................................... 203,200      24,519

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               Shares   Value>>
                                                              --------- --------
THAILAND -- (Continued)
    Asia Plus Group Holdings PCL.............................   204,100 $ 23,027
    Asian Seafoods Coldstorage PCL...........................    81,400   17,925
    Bangchak Corp. PCL.......................................   109,900  109,403
    Bangkok Insurance PCL....................................     1,800   19,059
    Bangkok Land PCL......................................... 2,507,300  130,092
    Bangkok Ranch PCL........................................   100,100   14,736
    Banpu PCL................................................   447,800  235,044
*   BEC World PCL............................................   170,400   31,356
    Better World Green PCL...................................   412,300   15,049
*   BJC Heavy Industries PCL.................................   133,000    9,308
    Cal-Comp Electronics Thailand PCL........................   428,200   25,059
*   CIMB Thai Bank PCL....................................... 1,971,600   50,554
    Dhipaya Insurance PCL....................................    55,800   39,388
    Eastern Polymer Group PCL................................   217,100   50,427
    Eastern Water Resources Development and Management PCL...   105,500   35,326
*   Energy Earth PCL.........................................   108,300      894
    Esso Thailand PCL........................................   180,800   79,083
    GFPT PCL.................................................   144,700   62,420
    Global Green Chemicals PCL...............................    86,200   28,083
    Golden Land Property Development PCL.....................   192,200   53,341
    Grand Canal Land PCL.....................................   612,700   54,339
    Hana Microelectronics PCL................................   128,500  140,517
*   Inter Far East Energy Corp...............................   123,100    2,159
    IRPC PCL................................................. 1,616,300  297,419
*   Italian-Thai Development PCL.............................   294,400   24,333
    Jay Mart PCL.............................................    38,800    6,086
    Kang Yong Electric PCL...................................       100    1,249
    KGI Securities Thailand PCL..............................   247,300   32,824
    Khon Kaen Sugar Industry PCL.............................   362,960   36,351
    Kiatnakin Bank PCL.......................................    80,600  173,235
    Lam Soon Thailand PCL....................................    96,800   13,199
    Lanna Resources PCL......................................    28,000   12,078
    LH Financial Group PCL................................... 1,278,000   57,828
    Loxley PCL...............................................   254,800   15,834
    LPN Development PCL......................................   143,100   40,362
    Maybank Kim Eng Securities Thailand PCL..................    39,000   14,353
    MBK PCL..................................................   138,700  102,090
    MC Group PCL.............................................    73,900   26,974
    MCS Steel PCL............................................    63,300   13,366
    Millcon Steel PCL........................................   211,520   11,421
    Namyong Terminal PCL.....................................    91,000   14,137
    PCS Machine Group Holding PCL............................    86,800   18,329
    Platinum Group PCL (The).................................   124,000   29,551
    Polyplex Thailand PCL....................................    85,200   38,552
*   Precious Shipping PCL....................................   126,000   43,710
    Property Perfect PCL.....................................   616,300   18,591
    Pruksa Holding PCL.......................................   177,200  107,977
    Quality Houses PCL....................................... 1,176,100  111,401
    Raimon Land PCL..........................................   515,800   21,628
    Regional Container Lines PCL.............................   119,500   19,827
    Rojana Industrial Park PCL...............................   220,300   35,886
    Samart Telcoms PCL.......................................    33,900    8,181
    Sansiri PCL.............................................. 1,500,600   71,069
    SC Asset Corp. PCL.......................................   339,100   34,779
    Scan Inter PCL...........................................   148,000   21,519
*   SCG Ceramics PCL.........................................   266,741   21,243
    Sena Development PCL.....................................   196,116   21,416
    Siam Future Development PCL..............................   163,700   38,024
    Siamgas & Petrochemicals PCL.............................   167,600   53,592

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
*   Singha Estate PCL......................................   585,300 $   55,440
    SNC Former PCL.........................................    12,400      5,274
    Somboon Advance Technology PCL.........................    57,400     35,150
    SPCG PCL...............................................    77,500     47,225
    Sri Ayudhya Capital PCL................................    19,200     25,629
    Sri Trang Agro-Industry PCL............................   212,880    114,949
    Srithai Superware PCL..................................   392,300     14,201
    Star Petroleum Refining PCL............................   343,100    145,934
    Supalai PCL............................................   161,425    106,643
*   Super Energy Corp. PCL................................. 2,470,900     52,176
    SVI PCL................................................   297,600     50,273
    Syntec Construction PCL................................   101,900     11,189
*   Tata Steel Thailand PCL................................   594,100     12,366
*   Thai Airways International PCL.........................   179,200     70,274
    Thai Metal Trade PCL...................................    35,100     14,929
    Thai Reinsurance PCL...................................   204,300      6,224
    Thai Stanley Electric PCL..............................     5,700     41,439
    Thai Wah PCL...........................................    75,200     19,169
    Thaicom PCL............................................    58,900     15,191
    Thanachart Capital PCL.................................   124,400    197,952
    Thitikorn PCL..........................................    41,600     13,427
    Thoresen Thai Agencies PCL.............................   261,800     52,913
    Tipco Asphalt PCL......................................   163,900     72,185
    TIPCO Foods PCL........................................    60,800     16,507
    Tisco Financial Group PCL..............................    47,700    113,314
    TKS Technologies PCL...................................    63,300     20,432
    TMB Bank PCL........................................... 2,256,500    155,198
    TPBI Public Co.........................................    29,600      7,188
    TPI Polene PCL......................................... 1,534,100     83,300
    TRC Construction PCL...................................   494,865      8,360
    Unique Engineering & Construction PCL..................   138,400     52,604
    Univanich Palm Oil PCL.................................    46,900      9,550
    Univentures PCL........................................   165,100     36,606
    Vanachai Group PCL.....................................    88,600     18,843
    Vinythai PCL...........................................    88,700     59,668
                                                                      ----------
TOTAL THAILAND.............................................            4,861,359
                                                                      ----------
TURKEY -- (0.2%)
    Akcansa Cimento A.S....................................     9,879     13,358
*   Aksa Enerji Uretim A.S.................................    24,121     16,431
    Alarko Holding A.S.....................................    53,295     18,793
    Albaraka Turk Katilim Bankasi A.S......................    57,942     13,703
    Anadolu Anonim Turk Sigorta Sirketi....................    27,542     21,967
    Anadolu Cam Sanayii A.S................................    64,176     34,709
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.............     7,189     24,171
    Arcelik A.S............................................     5,749     15,990
*   Bera Holding A.S.......................................    45,647     13,177
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........     9,716     13,493
    Coca-Cola Icecek A.S...................................     8,619     42,554
*   Dogan Sirketler Grubu Holding A.S......................   250,247     48,885
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S............       812      8,991
*   Global Yatirim Holding A.S.............................    67,885     30,107
*   GSD Holding AS.........................................    62,912      7,893
*   Ihlas Holding A.S......................................   209,909     11,675
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class A..............................................    57,107     21,912
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class D..............................................   159,419     87,384
    Kordsa Teknik Tekstil A.S..............................    22,267     43,160
*   Pegasus Hava Tasimaciligi A.S..........................    10,469     37,652
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.....    14,700      8,630

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 TURKEY -- (Continued)
 *   Sekerbank Turk AS...................................... 132,226 $   21,817
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S...............  24,464     13,222
     Soda Sanayii A.S.......................................  46,636     56,555
     Tekfen Holding A.S.....................................   3,369     12,826
     Trakya Cam Sanayii A.S................................. 114,319     66,930
     Turkiye Halk Bankasi A.S...............................  60,511     66,918
     Turkiye Sise ve Cam Fabrikalari A.S....................  77,693     65,798
 *   Vestel Elektronik Sanayi ve Ticaret A.S................  13,751     16,394
 *   Zorlu Enerji Elektrik Uretim A.S....................... 124,113     24,664
                                                                     ----------
 TOTAL TURKEY...............................................            879,759
                                                                     ----------
 UNITED KINGDOM -- (11.4%)
 *   Acacia Mining P.L.C....................................  37,111     72,578
     Aggreko P.L.C..........................................  46,697    511,775
     Alliance Pharma P.L.C..................................  21,106     18,054
 *   Amerisur Resources P.L.C...............................  77,850     10,701
     Anglo-Eastern Plantations P.L.C........................   3,836     28,246
     Babcock International Group P.L.C......................  94,706    738,537
     Balfour Beatty P.L.C................................... 143,653    482,602
     Bank of Georgia Group P.L.C............................   7,964    158,924
     Barratt Developments P.L.C............................. 202,794  1,330,120
     BBA Aviation P.L.C..................................... 191,017    585,782
     Beazley P.L.C..........................................  99,139    665,654
     Begbies Traynor Group P.L.C............................  12,789     12,153
     Bellway P.L.C..........................................  25,648    940,707
     Berkeley Group Holdings P.L.C. (The)...................  20,786    928,994
     Bloomsbury Publishing P.L.C............................  19,392     47,691
     Bodycote P.L.C.........................................  37,611    381,948
     Bovis Homes Group P.L.C................................  29,331    362,530
     Braemar Shipping Services P.L.C........................   4,667     13,673
 *   BTG P.L.C..............................................  71,259    501,972
 *   Carclo P.L.C...........................................  16,123     16,531
     CareTech Holdings P.L.C................................   7,075     35,787
 *   Carpetright P.L.C......................................  36,288      8,751
     Carr's Group P.L.C.....................................  11,579     22,145
     Castings P.L.C.........................................   4,281     21,125
     Centamin P.L.C......................................... 208,090    264,253
     Centaur Media P.L.C....................................  16,082      7,434
     Charles Taylor P.L.C...................................   7,140     21,746
     Chemring Group P.L.C...................................  64,301    149,883
     Chesnara P.L.C.........................................  17,396     76,419
     Cineworld Group P.L.C.................................. 193,017    725,595
 *   Circassia Pharmaceuticals P.L.C........................  44,336     31,762
     Clarkson P.L.C.........................................   5,162    156,773
     Close Brothers Group P.L.C.............................  26,699    501,465
     CMC Markets P.L.C......................................  21,846     32,763
 *   Cobham P.L.C........................................... 343,711    471,795
     Communisis P.L.C.......................................  36,505     33,157
     Computacenter P.L.C....................................   6,867     96,368
     Consort Medical P.L.C..................................   9,052    128,828
     Costain Group P.L.C....................................  17,269     82,782
     Countryside Properties P.L.C...........................  59,716    228,255
 *   Countrywide P.L.C......................................  68,640      9,184
     Crest Nicholson Holdings P.L.C.........................  53,631    233,316
     CYBG P.L.C............................................. 136,530    469,089
     Daily Mail & General Trust P.L.C., Class A.............  51,426    459,136
     Dart Group P.L.C.......................................   7,730     83,858
     Devro P.L.C............................................  35,046     73,519
     DFS Furniture P.L.C....................................  26,981     71,749

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 UNITED KINGDOM -- (Continued)
     Direct Line Insurance Group P.L.C...................... 240,466 $1,010,505
     DiscoverIE Group P.L.C.................................  15,654     71,309
     Dixons Carphone P.L.C.................................. 127,313    275,254
     Drax Group P.L.C.......................................  93,111    476,935
     DS Smith P.L.C.........................................  11,877     59,594
     easyJet P.L.C..........................................  23,445    359,172
 *   EI Group P.L.C......................................... 115,177    244,625
 *   EKF Diagnostics Holdings P.L.C.........................  36,558     12,319
     Elementis P.L.C........................................ 109,342    285,682
 *   EnQuest P.L.C.......................................... 359,457    124,649
     Entertainment One, Ltd.................................  55,135    288,203
     Equiniti Group P.L.C...................................  56,224    154,662
     Essentra P.L.C.........................................  51,773    252,363
 *   Faroe Petroleum P.L.C..................................  17,594     33,264
     Ferrexpo P.L.C.........................................  52,590    140,002
 *   Firstgroup P.L.C....................................... 277,509    301,715
     Fuller Smith & Turner P.L.C., Class A..................   5,496     67,240
     Galliford Try P.L.C....................................  15,912    177,298
 *   Gem Diamonds, Ltd......................................  23,779     31,628
 *   Genel Energy P.L.C.....................................   5,291     14,653
 *   Georgia Capital P.L.C..................................   7,964    119,010
     Go-Ahead Group P.L.C. (The)............................   7,891    155,138
     Goodwin P.L.C..........................................     314     10,214
     Grafton Group P.L.C....................................  48,654    449,467
     Greencore Group P.L.C.................................. 141,008    341,277
     Greene King P.L.C......................................  18,610    114,533
 *   Gulf Keystone Petroleum, Ltd...........................  50,721    144,024
     GVC CVR................................................ 253,123     35,040
     GVC Holdings P.L.C..................................... 109,902  1,316,450
     Gym Group P.L.C. (The).................................  20,099     75,945
     Halfords Group P.L.C...................................  44,621    175,389
     Harvey Nash Group P.L.C................................   3,057      5,095
     Hastings Group Holdings P.L.C..........................  32,789     77,494
     Headlam Group P.L.C....................................  15,949     91,803
     Helical P.L.C..........................................  21,855     86,558
     Henry Boot P.L.C.......................................  14,040     47,429
     Highland Gold Mining, Ltd..............................   5,531     10,195
     Hikma Pharmaceuticals P.L.C............................  18,629    451,846
     Hiscox, Ltd............................................  16,851    350,036
     Hochschild Mining P.L.C................................  49,373     99,389
     Hostelworld Group P.L.C................................   8,508     21,301
 *   Hunting P.L.C..........................................  31,468    270,007
     Huntsworth P.L.C.......................................  49,250     70,162
     Ibstock P.L.C..........................................  55,730    159,777
 *   IGas Energy P.L.C......................................   6,809      9,778
     Inchcape P.L.C.........................................  74,091    511,723
     Inmarsat P.L.C.........................................   5,008     29,124
     Investec P.L.C......................................... 136,113    841,528
     J Sainsbury P.L.C...................................... 302,330  1,201,178
     John Laing Group P.L.C.................................  50,721    201,832
     John Wood Group P.L.C.................................. 111,952  1,020,360
     Johnson Matthey P.L.C..................................  23,256    881,728
 *   JPJ Group P.L.C........................................   9,362     73,567
     Just Group P.L.C.......................................  88,397    100,190
     Keller Group P.L.C.....................................  16,914    139,888
     Kier Group P.L.C.......................................  19,968    223,509
     Kin and Carta P.L.C....................................  13,233     16,103
     Kingfisher P.L.C....................................... 410,817  1,333,990
 *   Lamprell P.L.C.........................................  50,888     40,987

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Shares   Value>>
                                                             ------- ----------
 UNITED KINGDOM -- (Continued)
     Lancashire Holdings, Ltd...............................  42,037 $  316,910
 *   Lonmin P.L.C...........................................  12,493      7,749
     Lookers P.L.C..........................................  39,240     47,943
     Low & Bonar P.L.C......................................  16,447      6,544
     LSL Property Services P.L.C............................  18,366     58,671
     Majestic Wine P.L.C....................................  10,404     51,976
     Man Group P.L.C........................................ 305,742    606,625
     Marks & Spencer Group P.L.C............................ 311,255  1,177,225
     Marston's P.L.C........................................ 151,000    191,507
     McCarthy & Stone P.L.C.................................  76,957    132,874
     McColl's Retail Group P.L.C............................  14,203     23,163
     Mears Group P.L.C......................................  23,769    107,814
     Mediclinic International P.L.C.........................  30,112    144,716
     Meggitt P.L.C.......................................... 160,012  1,082,578
     Melrose Industries P.L.C...............................  52,616    113,260
     Merlin Entertainments P.L.C............................ 123,986    512,037
 *   Metro Bank P.L.C.......................................   8,823    250,380
     Micro Focus International P.L.C........................  69,117  1,071,466
     Millennium & Copthorne Hotels P.L.C....................  34,874    211,259
     Mitchells & Butlers P.L.C..............................  50,909    168,791
     MJ Gleeson P.L.C.......................................   7,666     68,440
     Morgan Sindall Group P.L.C.............................   7,185    108,896
 *   Mothercare P.L.C.......................................  46,070     11,481
     NAHL Group P.L.C.......................................   8,477     11,255
     National Express Group P.L.C...........................  80,134    409,459
     NCC Group P.L.C........................................  52,241    130,852
     NEX Group P.L.C........................................  53,734    779,269
     Non-Standard Finance P.L.C.............................  61,251     51,804
     Norcros P.L.C..........................................  12,911     35,440
     Northgate P.L.C........................................  32,713    157,552
 *   Nostrum Oil & Gas P.L.C................................  17,535     46,053
     Numis Corp. P.L.C......................................   7,529     27,899
     OneSavings Bank P.L.C..................................  47,016    223,959
 *   Ophir Energy P.L.C..................................... 149,828     78,922
     Oxford Instruments P.L.C...............................   5,265     63,156
 *   Parkmead Group P.L.C. (The)............................  15,615     11,968
     Pearson P.L.C.......................................... 108,351  1,244,730
     Pendragon P.L.C........................................ 260,123     89,475
 *   Petra Diamonds, Ltd.................................... 163,190     81,764
     Petrofac, Ltd..........................................  49,295    362,492
 *   Petropavlovsk P.L.C.................................... 599,312     50,684
     Pets at Home Group P.L.C...............................  87,648    123,086
     Phoenix Group Holdings................................. 118,804    913,144
     Playtech P.L.C.........................................  53,314    326,008
     Polypipe Group P.L.C...................................  37,075    175,483
 *   Premier Foods P.L.C.................................... 169,744     82,634
 *   Premier Oil P.L.C...................................... 182,214    249,971
 *   Provident Financial P.L.C..............................  35,525    231,575
     PZ Cussons P.L.C.......................................  51,023    142,381
     QinetiQ Group P.L.C.................................... 110,827    392,563
     Randgold Resources, Ltd................................   5,326    418,910
     Rank Group P.L.C.......................................  34,844     71,212
 *   REA Holdings P.L.C.....................................   3,000      9,941
     Reach P.L.C............................................  11,933     10,304
     Redrow P.L.C...........................................  48,998    330,834
     Renewi P.L.C........................................... 109,405     71,711
 *   Rhythmone P.L.C........................................   4,638     10,269
 *   Rockhopper Exploration P.L.C...........................  33,631     12,910
     Royal Mail P.L.C....................................... 180,633    829,273

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            Shares    Value>>
                                                            ------- ------------
UNITED KINGDOM -- (Continued)
    RPC Group P.L.C........................................  73,886 $    720,184
    RPS Group P.L.C........................................  52,390      104,806
    RSA Insurance Group P.L.C.............................. 205,219    1,475,945
    S&U P.L.C..............................................     850       22,426
    Saga P.L.C............................................. 198,427      302,142
    Savills P.L.C..........................................  12,680      117,355
    SDL P.L.C..............................................  17,664      103,439
    Senior P.L.C...........................................  84,000      292,570
    Severfield P.L.C.......................................  59,420       52,913
    SIG P.L.C..............................................  86,772      124,277
    Spectris P.L.C.........................................  18,846      515,621
    Speedy Hire P.L.C......................................  81,345       58,441
    Spire Healthcare Group P.L.C...........................  17,856       26,798
    Spirent Communications P.L.C........................... 113,365      171,183
    Sportech P.L.C.........................................  20,049       13,941
*   Sports Direct International P.L.C......................  49,289      205,452
    St. Modwen Properties P.L.C............................  43,531      207,801
    Stock Spirits Group P.L.C..............................  33,977       86,566
    Tate & Lyle P.L.C......................................  84,687      728,146
    Taylor Wimpey P.L.C.................................... 389,086      801,139
    Telford Homes P.L.C....................................   5,128       20,511
    TP ICAP P.L.C..........................................  79,978      296,298
    Travis Perkins P.L.C...................................  19,066      269,282
    Trifast P.L.C..........................................  19,271       47,442
    TT Electronics P.L.C...................................  37,203      101,528
*   Tullow Oil P.L.C....................................... 300,389      861,836
    Tyman P.L.C............................................  19,065       67,432
    U & I Group P.L.C......................................  29,940       87,624
    Ultra Electronics Holdings P.L.C.......................  13,454      247,308
    Urban & Civic P.L.C....................................   7,138       26,942
*   Vectura Group P.L.C.................................... 139,849      127,044
    Vesuvius P.L.C.........................................  47,169      327,263
*   Victoria Oil & Gas P.L.C...............................  24,000        8,236
    Volution Group P.L.C...................................  26,995       59,724
    Vp P.L.C...............................................   2,885       37,127
    William Hill P.L.C.....................................  40,032      107,613
    Wm Morrison Supermarkets P.L.C......................... 433,323    1,372,849
                                                                    ------------
TOTAL UNITED KINGDOM.......................................           52,918,696
                                                                    ------------
TOTAL COMMON STOCKS........................................          455,878,212
                                                                    ------------
PREFERRED STOCKS -- (0.7%)
BRAZIL -- (0.5%)
    Banco ABC Brasil S.A...................................  27,608      119,957
    Banco do Estado do Rio Grande do Sul SA, Class B.......  48,400      258,290
    Banco Pan SA...........................................  88,900       42,999
    Cia Brasileira de Distribuicao.........................  28,254      593,854
    Cia Ferro Ligas da Bahia - FERBASA.....................   9,400       47,739
    Gerdau SA.............................................. 101,600      443,911
    Grazziotin SA..........................................   1,600        9,957
    Marcopolo SA........................................... 131,209      138,560
    Randon SA Implementos e Participacoes..................  55,300      117,985
    Unipar Carbocloro SA...................................  15,000      170,899
    Usinas Siderurgicas de Minas Gerais SA, Class A........ 116,300      321,259
                                                                    ------------
TOTAL BRAZIL...............................................            2,265,410
                                                                    ------------
COLOMBIA -- (0.0%)
    Avianca Holdings SA.................................... 105,386       64,649
                                                                    ------------

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                              ------- ------------
GERMANY -- (0.2%)
      Biotest AG.............................................   4,190 $    111,122
      Draegerwerk AG & Co. KGaA..............................   1,972      105,861
      Jungheinrich AG........................................   9,436      312,632
      Schaeffler AG..........................................  17,849      188,077
      STO SE & Co. KGaA......................................     568       58,697
      Villeroy & Boch AG.....................................   1,873       30,513
                                                                      ------------
TOTAL GERMANY................................................              806,902
                                                                      ------------
TOTAL PREFERRED STOCKS.......................................            3,136,961
                                                                      ------------
RIGHTS/WARRANTS -- (0.0%)
INDONESIA -- (0.0%)
*     Medco Energi Internasional Tbk PT Warrants 12/11/20.... 330,267        6,691
                                                                      ------------
JAPAN -- (0.0%)
*     Akatsuki Corp. Rights 12/25/18.........................   5,800        4,009
                                                                      ------------
MALAYSIA -- (0.0%)
*     Gabungan AQRS Bhd Warrants 09/26/23....................   7,050          556
*     Mitrajaya Holdings Bhd Warrants 04/17/23...............   5,630          118
                                                                      ------------
TOTAL MALAYSIA...............................................                  674
                                                                      ------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23................. 196,236            0
                                                                      ------------
SOUTH KOREA -- (0.0%)
*     SK Securities Co., Ltd. Rights 12/04/18................  15,821        2,444
                                                                      ------------
TAIWAN -- (0.0%)
*     Evergreen Marine Corp., Ltd. Rights 11/21/18...........  24,450          553
*     Taichung Commercial Bank Rights 11/26/18...............  15,229            0
*     Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....  14,622          284
                                                                      ------------
TOTAL TAIWAN.................................................                  837
                                                                      ------------
TOTAL RIGHTS/WARRANTS........................................               14,655
                                                                      ------------
TOTAL INVESTMENT SECURITIES..................................          459,029,828
                                                                      ------------

                                                                        Value+
                                                                      ------------
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S)  DFA Short Term Investment Fund......................... 402,673    4,658,921
                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $482,678,707)........................................         $463,688,749
                                                                      ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                           Investments in Securities (Market Value)
                          -------------------------------------------
                            Level 1     Level 2   Level 3    Total
                          ----------- ----------- ------- -----------
           Common Stocks
              Australia..          -- $22,707,835   --    $22,707,835
              Austria....          --   3,170,813   --      3,170,813
              Belgium....          --   5,156,304   --      5,156,304
              Brazil..... $ 9,529,517          --   --      9,529,517
              Canada.....  27,189,530          --   --     27,189,530

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
     Chile...................... $    11,664 $  1,331,705   --    $  1,343,369
     China......................   1,731,941   32,892,780   --      34,624,721
     Colombia...................     330,652           --   --         330,652
     Denmark....................          --    6,899,990   --       6,899,990
     Finland....................          --    5,638,166   --       5,638,166
     France.....................          --   18,053,826   --      18,053,826
     Germany....................          --   21,091,963   --      21,091,963
     Hong Kong..................          --    8,605,106   --       8,605,106
     India......................          --   13,801,221   --      13,801,221
     Indonesia..................          --    2,552,613   --       2,552,613
     Ireland....................          --    3,602,596   --       3,602,596
     Israel.....................          --    2,621,261   --       2,621,261
     Italy......................          --    9,823,044   --       9,823,044
     Japan......................     338,215   82,422,926   --      82,761,141
     Malaysia...................          --    4,421,014   --       4,421,014
     Mexico.....................   3,768,131           --   --       3,768,131
     Netherlands................          --    7,974,493   --       7,974,493
     New Zealand................      86,251    1,814,669   --       1,900,920
     Norway.....................          --    3,560,237   --       3,560,237
     Philippines................          --    1,401,825   --       1,401,825
     Poland.....................          --    2,243,132   --       2,243,132
     Portugal...................          --    1,404,320   --       1,404,320
     Russia.....................   1,009,532      204,441   --       1,213,973
     Singapore..................       1,076    2,927,905   --       2,928,981
     South Africa...............     837,394    7,251,201   --       8,088,595
     South Korea................      72,765   24,492,945   --      24,565,710
     Spain......................          --    7,622,653   --       7,622,653
     Sweden.....................      28,062    8,770,610   --       8,798,672
     Switzerland................          --   15,264,944   --      15,264,944
     Taiwan.....................          --   22,557,130   --      22,557,130
     Thailand...................   4,858,306        3,053   --       4,861,359
     Turkey.....................          --      879,759   --         879,759
     United Kingdom.............          --   52,918,696   --      52,918,696
  Preferred Stocks..............
     Brazil.....................   2,265,410           --   --       2,265,410
     Colombia...................      64,649           --   --          64,649
     Germany....................          --      806,902   --         806,902
  Rights/Warrants...............
     Indonesia..................          --        6,691   --           6,691
     Japan......................          --        4,009   --           4,009
     Malaysia...................          --          674   --             674
     South Korea................          --        2,444   --           2,444
     Taiwan.....................          --          837   --             837
  Securities Lending Collateral.          --    4,658,921   --       4,658,921
                                 ----------- ------------   --    ------------
  TOTAL......................... $52,123,095 $411,565,654   --    $463,688,749
                                 =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value>>
                                                            ------- -----------
COMMON STOCKS -- (95.1%)
AUSTRALIA -- (4.3%)
    Accent Group, Ltd......................................  67,861 $    60,054
    Adacel Technologies, Ltd...............................   6,552       7,234
    Adairs, Ltd............................................  46,078      57,083
    Adelaide Brighton, Ltd................................. 107,324     431,673
*   Aeon Metals, Ltd.......................................  45,143       8,828
    AGL Energy, Ltd........................................  39,254     501,291
    Ainsworth Game Technology, Ltd.........................  58,034      42,059
    Alliance Aviation Services, Ltd........................  10,244      17,318
    ALS, Ltd...............................................  41,926     243,138
    Altium, Ltd............................................  33,183     517,302
    Alumina, Ltd........................................... 118,716     215,450
#   AMA Group, Ltd.........................................  67,176      43,411
#   Amaysim Australia, Ltd.................................  42,371      34,306
    Amcor, Ltd., Sponsored ADR.............................     793      29,856
    Amcor, Ltd.............................................  79,474     749,933
    AMP, Ltd............................................... 866,138   1,518,799
    Ansell, Ltd............................................  31,748     523,407
    AP Eagers, Ltd.........................................  18,650      97,055
    APA Group..............................................  71,638     487,854
    Apollo Tourism & Leisure, Ltd..........................  33,137      33,137
    Appen, Ltd.............................................  25,895     196,599
#   ARB Corp., Ltd.........................................  19,184     235,968
#   Ardent Leisure Group................................... 173,708     197,598
    Aristocrat Leisure, Ltd................................  44,632     841,042
    ARQ Group, Ltd.........................................  11,142      17,311
    Asaleo Care, Ltd....................................... 211,036     104,699
    ASX, Ltd...............................................   2,255      94,712
    Atlas Arteria, Ltd..................................... 146,827     711,255
    AUB Group, Ltd.........................................   6,231      59,605
*   Aurelia Metals, Ltd....................................  91,666      47,842
    Aurizon Holdings, Ltd.................................. 530,339   1,580,059
    Ausdrill, Ltd.......................................... 192,084     234,135
    AusNet Services........................................ 293,304     355,752
    Austal, Ltd............................................  92,730     117,869
    Australia & New Zealand Banking Group, Ltd............. 216,512   3,985,263
#*  Australian Agricultural Co., Ltd....................... 145,855     136,773
    Australian Finance Group, Ltd..........................  34,786      34,551
    Australian Pharmaceutical Industries, Ltd.............. 168,700     183,241
#   Automotive Holdings Group, Ltd......................... 107,790     138,228
    Aveo Group............................................. 132,381     173,190
    Baby Bunting Group, Ltd................................  11,252      17,562
    Bank of Queensland, Ltd................................ 159,455   1,093,047
    Bapcor, Ltd............................................  51,697     250,785
*   Base Resources, Ltd....................................  56,903       9,927
    Beach Energy, Ltd...................................... 973,302   1,212,341
    Beacon Lighting Group, Ltd.............................  17,843      17,858
*   Beadell Resources, Ltd................................. 345,235      13,817
#   Bega Cheese, Ltd.......................................  40,440     171,287
#*  Bellamy's Australia, Ltd...............................  25,477     131,156
    Bendigo & Adelaide Bank, Ltd........................... 113,907     827,708
    BHP Billiton, Ltd...................................... 487,213  11,241,781
#   BHP Billiton, Ltd., Sponsored ADR......................  13,830     638,669
#   Blackmores, Ltd........................................   4,253     366,738
#*  Blue Sky Alternative Investments, Ltd..................   5,525       4,745
    BlueScope Steel, Ltd................................... 257,568   2,640,231
    Boral, Ltd............................................. 151,569     603,816
    Brambles, Ltd.......................................... 118,372     891,690

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
     Bravura Solutions, Ltd.................................  13,084 $   38,893
     Breville Group, Ltd....................................  30,034    261,627
     Brickworks, Ltd........................................  30,872    369,643
 #*  Bubs Australia, Ltd....................................  35,867     11,974
 *   Buru Energy, Ltd.......................................  75,609     13,653
 #   BWX, Ltd...............................................  16,063     29,021
 #   Cabcharge Australia, Ltd...............................  61,896     90,602
     Caltex Australia, Ltd..................................  45,899    918,385
     Capilano Honey, Ltd....................................   2,320     32,438
 *   Cardno, Ltd............................................  70,457     50,782
     carsales.com, Ltd......................................  73,697    638,773
 *   Cash Converters International, Ltd.....................  91,496     17,182
     Cedar Woods Properties, Ltd............................   5,652     21,227
     Challenger, Ltd........................................  47,308    344,538
     CIMIC Group, Ltd.......................................  13,452    451,651
     Citadel Group, Ltd. (The)..............................   7,217     43,506
 #   Class, Ltd.............................................  19,682     25,683
     Cleanaway Waste Management, Ltd........................ 751,929    961,219
     Clover Corp., Ltd......................................  17,297     17,782
     Coca-Cola Amatil, Ltd..................................  81,834    575,923
     Cochlear, Ltd..........................................   5,969    752,172
     Codan, Ltd.............................................  54,165    115,358
 #   Collection House, Ltd..................................  47,363     44,822
     Collins Foods, Ltd.....................................  68,481    311,050
     Commonwealth Bank of Australia......................... 139,804  6,874,280
     Computershare, Ltd.....................................  52,776    741,116
 #*  Cooper Energy, Ltd..................................... 474,722    156,543
 #   Corporate Travel Management, Ltd.......................  21,379    305,083
     Costa Group Holdings, Ltd..............................  98,379    426,260
 #   Credit Corp. Group, Ltd................................  13,887    187,867
     Crown Resorts, Ltd.....................................  44,379    394,879
 *   CSG, Ltd...............................................  68,457      9,264
     CSL, Ltd...............................................  16,398  2,189,086
     CSR, Ltd............................................... 273,453    685,964
 #   Data#3, Ltd............................................  37,256     39,691
 *   Decmil Group, Ltd......................................  82,434     44,709
 #   Dicker Data, Ltd.......................................   7,721     15,717
     Domain Holdings Australia, Ltd.........................  61,069    107,435
 #   Domino's Pizza Enterprises, Ltd........................  18,521    709,850
 *   Doray Minerals, Ltd.................................... 108,953     27,492
     Downer EDI, Ltd........................................ 154,392    760,127
     DuluxGroup, Ltd........................................ 124,313    653,444
     DWS, Ltd...............................................  41,130     34,098
     Eclipx Group, Ltd......................................  95,360    164,072
     Elders, Ltd............................................  65,536    339,282
 #*  Energy Resources of Australia, Ltd.....................  27,566      6,665
     ERM Power, Ltd.........................................  46,673     54,169
     Estia Health, Ltd......................................  55,728     80,776
     EVENT Hospitality and Entertainment, Ltd...............  42,216    401,586
     Evolution Mining, Ltd.................................. 623,109  1,318,867
     Fairfax Media, Ltd..................................... 944,918    430,029
 *   FAR, Ltd............................................... 687,555     60,693
     Fleetwood Corp., Ltd. (6341855)........................  14,775     23,282
     FlexiGroup, Ltd........................................ 107,750    117,415
     Flight Centre Travel Group, Ltd........................  15,179    500,710
     Fortescue Metals Group, Ltd............................ 744,986  2,120,476
 #   G8 Education, Ltd...................................... 161,883    235,554
 #*  Galaxy Resources, Ltd..................................  51,894     80,975
 #*  Galilee Energy, Ltd....................................  46,076     22,518

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
     GBST Holdings, Ltd.....................................  13,341 $   16,133
 #   Genworth Mortgage Insurance Australia, Ltd.............  97,239    155,302
 #*  Gold Road Resources, Ltd............................... 141,107     69,663
     GrainCorp, Ltd., Class A...............................  98,005    572,911
     Grange Resources, Ltd..................................  83,410     13,097
 #   Greencross, Ltd........................................  36,046    115,779
 *   Greenland Minerals, Ltd................................ 177,454     10,950
     GUD Holdings, Ltd......................................  27,157    238,097
     GWA Group, Ltd......................................... 115,999    226,848
     Hansen Technologies, Ltd...............................  65,108    160,108
 #   Harvey Norman Holdings, Ltd............................ 215,333    487,453
     Healthscope, Ltd....................................... 680,883  1,021,550
 *   Horizon Oil, Ltd....................................... 249,894     25,571
 #   HT&E, Ltd..............................................  82,299    113,410
     Huon Aquaculture Group, Ltd............................   5,000     16,068
     IDP Education, Ltd.....................................  42,197    275,814
     Iluka Resources, Ltd...................................  71,679    411,667
 *   Imdex, Ltd............................................. 112,485     91,634
 #   IMF Bentham, Ltd.......................................  55,213    115,688
     Incitec Pivot, Ltd..................................... 306,692    849,801
 #   Independence Group NL.................................. 147,196    422,538
 *   Infigen Energy......................................... 289,039    100,651
     Infomedia, Ltd.........................................  95,340     75,597
 #   Inghams Group, Ltd.....................................  48,162    133,160
     Insurance Australia Group, Ltd......................... 130,536    631,359
     Integral Diagnostics, Ltd..............................  15,537     29,753
     Integrated Research, Ltd...............................  23,869     35,963
 #   InvoCare, Ltd..........................................  38,177    328,574
 #   IOOF Holdings, Ltd.....................................  41,803    202,189
     IPH, Ltd...............................................  80,644    309,593
     IRESS, Ltd.............................................  39,688    305,752
 #   iSelect, Ltd...........................................  40,661     18,801
 #   iSentia Group, Ltd.....................................  55,501      9,667
     IVE Group, Ltd.........................................  58,367     84,459
     James Hardie Industries P.L.C..........................  38,047    508,226
     James Hardie Industries P.L.C., Sponsored ADR..........   1,045     13,982
 #   Japara Healthcare, Ltd.................................  63,337     50,512
 #   JB Hi-Fi, Ltd..........................................  71,678  1,168,010
     Jumbo Interactive, Ltd.................................  12,500     63,549
 *   Karoon Gas Australia, Ltd.............................. 104,024     78,725
     Kogan.com, Ltd.........................................   7,421     14,993
     LendLease Group........................................  69,136    863,409
     Lifestyle Communities, Ltd.............................   5,731     23,519
     Link Administration Holdings, Ltd......................  49,842    265,613
     Lovisa Holdings, Ltd...................................   3,979     21,703
 *   Lynas Corp., Ltd....................................... 156,695    231,872
 #   MACA, Ltd.............................................. 131,271    112,000
     Macquarie Group, Ltd...................................  38,591  3,218,187
     Magellan Financial Group, Ltd..........................  25,549    484,234
 #*  Mayne Pharma Group, Ltd................................ 402,679    320,240
     McMillan Shakespeare, Ltd..............................  27,373    321,037
 #   McPherson's, Ltd.......................................  66,351     65,568
     Medibank Pvt, Ltd...................................... 238,202    472,299
 *   Medusa Mining, Ltd.....................................  85,990     19,790
 #*  Mesoblast, Ltd.........................................  75,670    107,383
 #   Metals X, Ltd.......................................... 352,530    116,518
 #   Metcash, Ltd........................................... 518,991  1,014,345
     Mineral Resources, Ltd................................. 101,082  1,025,668
 *   MMA Offshore, Ltd...................................... 194,518     33,038

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
     MNF Group, Ltd.........................................   6,878 $   20,097
 #   Monadelphous Group, Ltd................................  29,105    297,836
     Monash IVF Group, Ltd..................................  99,353     63,792
 #   Money3 Corp., Ltd...................................... 112,241    129,846
 #   Mortgage Choice, Ltd...................................  52,196     44,683
 #   Motorcycle Holdings, Ltd...............................   5,907     10,961
     Mount Gibson Iron, Ltd................................. 317,929    121,788
 #   Myer Holdings, Ltd..................................... 467,637    150,964
     MYOB Group, Ltd........................................ 227,692    544,508
     National Australia Bank, Ltd........................... 212,836  3,811,791
     Navigator Global Investments, Ltd......................  24,936     79,331
 #   Navitas, Ltd...........................................  69,111    249,124
 #*  NetComm Wireless, Ltd..................................  32,700     15,414
     New Hope Corp., Ltd....................................  31,164     73,089
     Newcrest Mining, Ltd...................................  91,130  1,333,979
 #*  NEXTDC, Ltd............................................  16,127     67,415
     nib holdings, Ltd...................................... 142,491    560,900
 #   Nick Scali, Ltd........................................  17,590     64,577
 #   Nine Entertainment Co. Holdings, Ltd................... 210,641    252,974
     Northern Star Resources, Ltd........................... 201,590  1,259,377
     NRW Holdings, Ltd...................................... 200,812    263,734
     Nufarm, Ltd............................................ 102,300    413,688
     OFX Group, Ltd.........................................  72,450    110,207
     Oil Search, Ltd........................................  56,208    309,004
     OM Holdings, Ltd.......................................  32,210     31,023
 *   Onevue Holdings, Ltd...................................  36,881     14,450
     oOh!media, Ltd.........................................  51,632    173,499
     Orica, Ltd.............................................  95,732  1,166,384
 *   Origin Energy, Ltd..................................... 244,189  1,265,449
     Orora, Ltd............................................. 541,216  1,289,811
     OZ Minerals, Ltd....................................... 176,645  1,133,169
     Pacific Current Group, Ltd.............................   8,743     38,141
     Pacific Energy, Ltd....................................  47,682     18,411
     Pacific Smiles Group, Ltd..............................   7,482      7,425
     Pact Group Holdings, Ltd...............................  61,831    152,848
 *   Panoramic Resources, Ltd...............................  47,822     14,097
     Paragon Care, Ltd......................................  35,207     17,208
     Peet, Ltd.............................................. 109,715     86,040
     Pendal Group, Ltd...................................... 132,856    768,169
 #*  Peninsula Energy, Ltd..................................  19,053      2,987
 #   Perpetual, Ltd.........................................  26,318    647,330
 #*  Perseus Mining, Ltd.................................... 357,210     91,553
     Pioneer Credit, Ltd....................................  21,724     47,130
 #   Platinum Asset Management, Ltd.........................  79,659    277,367
     Premier Investments, Ltd...............................  32,888    383,435
     Primary Health Care, Ltd............................... 226,416    426,246
 *   Prime Media Group, Ltd................................. 118,942     21,873
     Pro Medicus, Ltd.......................................  13,699     88,658
     PWR Holdings, Ltd......................................   8,840     23,642
     Qantas Airways, Ltd.................................... 114,899    446,009
     QBE Insurance Group, Ltd............................... 189,351  1,521,381
 #   Qube Holdings, Ltd..................................... 257,663    448,060
 #*  Quintis, Ltd...........................................  95,042      4,633
 #*  Ramelius Resources, Ltd................................ 272,182     80,168
     Ramsay Health Care, Ltd................................  10,815    431,682
     RCR Tomlinson, Ltd.....................................  78,183     50,306
     REA Group, Ltd.........................................   4,818    245,204
     Reckon, Ltd............................................  16,235      8,322
 #*  Red River Resources, Ltd...............................  95,643     12,636

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
    Reece, Ltd.............................................    24,738 $  182,147
    Regis Healthcare, Ltd..................................    48,428     82,344
    Regis Resources, Ltd...................................   297,173    891,439
    Reject Shop, Ltd. (The)................................    13,887     21,762
#   Reliance Worldwide Corp., Ltd..........................    48,035    171,126
#   Resolute Mining, Ltd...................................   316,513    233,989
#   Retail Food Group, Ltd.................................    39,015     10,227
    Ridley Corp., Ltd......................................    66,386     68,278
    Rio Tinto, Ltd.........................................    73,033  3,973,893
    Ruralco Holdings, Ltd..................................    12,456     25,536
#   RXP Services, Ltd......................................    37,518     12,254
    Sandfire Resources NL..................................   114,224    540,092
    Santos, Ltd............................................   288,239  1,352,871
*   Saracen Mineral Holdings, Ltd..........................   243,483    424,685
    Scottish Pacific Group, Ltd............................     8,001     24,577
    SeaLink Travel Group, Ltd..............................    15,871     47,590
    Seek, Ltd..............................................    47,451    602,865
    Select Harvests, Ltd...................................    34,586    126,748
*   Senetas Corp., Ltd.....................................   181,279     12,911
#*  Senex Energy, Ltd......................................   623,147    178,326
    Servcorp, Ltd..........................................     5,892     14,684
    Service Stream, Ltd....................................   128,341    144,735
#   Seven Group Holdings, Ltd..............................    33,649    425,100
    Seven West Media, Ltd..................................   640,772    355,131
    SG Fleet Group, Ltd....................................    20,261     47,810
    Shriro Holdings, Ltd...................................     8,761      3,104
#   Sigma Healthcare, Ltd..................................   263,993     97,503
    Silver Chef, Ltd.......................................     8,530     10,145
#*  Silver Lake Resources, Ltd.............................   232,925     85,424
    Sims Metal Management, Ltd.............................    63,237    507,073
    SmartGroup Corp., Ltd..................................    28,813    204,039
    Sonic Healthcare, Ltd..................................    37,311    597,157
    South32, Ltd., ADR.....................................    10,815    139,405
    South32, Ltd...........................................   392,089  1,011,257
    Southern Cross Media Group, Ltd........................   186,979    151,493
    Spark Infrastructure Group.............................   410,969    670,021
    SpeedCast International, Ltd...........................   165,938    424,230
    St Barbara, Ltd........................................   330,152    974,606
    Stanmore Coal, Ltd.....................................    26,657     15,510
    Star Entertainment Grp, Ltd. (The).....................   201,419    679,217
    Steadfast Group, Ltd...................................   152,768    322,136
    Suncorp Group, Ltd.....................................   106,922  1,063,135
*   Sundance Energy Australia, Ltd......................... 4,852,782    287,332
#   Super Retail Group, Ltd................................   103,731    531,956
#*  Superloop, Ltd.........................................    10,928     13,487
    Sydney Airport.........................................    66,669    304,715
#*  Syrah Resources, Ltd...................................    74,829     85,111
    Tabcorp Holdings, Ltd..................................   266,406    874,262
    Tassal Group, Ltd......................................    70,198    205,580
#   Technology One, Ltd....................................    83,277    321,789
    Telstra Corp., Ltd.....................................   238,205    521,059
    Telstra Corp., Ltd., ADR...............................       939     10,291
*   Terracom, Ltd..........................................    32,357     12,298
#   Thorn Group, Ltd.......................................    47,733     19,494
    TPG Telecom, Ltd.......................................   182,249    927,974
    Transurban Group.......................................    76,284    613,579
    Treasury Wine Estates, Ltd.............................     9,732    104,751
*   Troy Resources, Ltd....................................    92,972      6,353
#   Villa World, Ltd.......................................    22,509     32,067

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
AUSTRALIA -- (Continued)
#*  Village Roadshow, Ltd..................................  62,441 $    100,536
*   Virgin Australia Holdings, Ltd......................... 328,693       46,621
    Virtus Health, Ltd.....................................  42,133      150,165
    Vita Group, Ltd........................................  58,776       43,377
*   Vocus Group, Ltd....................................... 118,452      289,045
    Webjet, Ltd............................................  14,874      137,880
    Wesfarmers, Ltd........................................  67,937    2,249,932
#   Western Areas, Ltd.....................................  79,412      126,936
#*  Westgold Resources, Ltd................................  51,720       40,385
#   Westpac Banking Corp................................... 282,103    5,358,752
#   Westpac Banking Corp., Sponsored ADR...................   6,839      129,462
    Whitehaven Coal, Ltd................................... 367,464    1,269,321
#   WiseTech Global, Ltd...................................  21,636      247,444
    Woodside Petroleum, Ltd................................  88,852    2,187,560
    Woolworths Group, Ltd..................................  44,286      893,842
    WorleyParsons, Ltd..................................... 124,468    1,287,402
    WPP AUNZ, Ltd.......................................... 106,881       42,492
*   Xero, Ltd..............................................   2,656       75,293
                                                                    ------------
TOTAL AUSTRALIA............................................          138,104,879
                                                                    ------------
AUSTRIA -- (0.5%)
    Agrana Beteiligungs AG.................................   4,428       88,217
    ANDRITZ AG.............................................  23,896    1,238,052
    Atrium European Real Estate, Ltd.......................  43,710      182,190
    Austria Technologie & Systemtechnik AG.................  15,848      375,397
    CA Immobilien Anlagen AG...............................  18,007      585,979
    DO & CO AG.............................................   2,162      196,029
    Erste Group Bank AG....................................  47,312    1,925,950
    EVN AG.................................................  12,866      224,894
#   FACC AG................................................   5,161       90,783
    Flughafen Wien AG......................................   2,519       97,905
    IMMOFINANZ AG..........................................  23,203      552,359
    Kapsch TrafficCom AG...................................   1,347       48,063
    Lenzing AG.............................................   7,129      646,666
    Mayr Melnhof Karton AG.................................   2,009      254,265
    Oesterreichische Post AG...............................  11,224      455,620
    OMV AG.................................................  29,916    1,661,313
#   Palfinger AG...........................................   3,950      120,443
#   POLYTEC Holding AG.....................................   4,035       41,596
#   Porr AG................................................   2,136       57,827
    Raiffeisen Bank International AG.......................  44,218    1,205,107
    Rosenbauer International AG............................     582       29,664
    S IMMO AG..............................................  17,425      297,919
    Schoeller-Bleckmann Oilfield Equipment AG..............   2,607      232,717
#*  Semperit AG Holding....................................   1,666       27,517
    Strabag SE.............................................   6,084      213,919
    Telekom Austria AG.....................................  54,154      401,813
    UBM Development AG.....................................     580       24,841
    UNIQA Insurance Group AG...............................  50,551      472,113
    Verbund AG.............................................  12,797      515,108
    Vienna Insurance Group AG Wiener Versicherung Gruppe...  15,706      417,098
    Voestalpine AG.........................................  64,751    2,298,011
    Wienerberger AG........................................  31,530      725,222
#*  Zumtobel Group AG......................................   4,990       45,249
                                                                    ------------
TOTAL AUSTRIA..............................................           15,749,846
                                                                    ------------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV..............................   8,800    1,385,449

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
BELGIUM -- (Continued)
    Ageas..................................................  52,558 $ 2,629,743
*   AGFA-Gevaert NV........................................ 117,210     523,303
    Anheuser-Busch InBev SA/NV.............................  47,811   3,536,164
    Anheuser-Busch InBev SA/NV, Sponsored ADR..............   1,081      79,972
    Atenor.................................................     658      37,294
    Banque Nationale de Belgique...........................      10      29,226
    Barco NV...............................................   3,435     391,132
#   Bekaert SA.............................................  14,600     315,324
    bpost SA...............................................  30,722     466,255
    Cie d'Entreprises CFE..................................   4,301     456,043
#   Cie Immobiliere de Belgique SA.........................     615      35,761
#   Colruyt SA.............................................  23,970   1,393,716
    Deceuninck NV..........................................  24,144      56,395
    D'ieteren SA...........................................   9,987     394,998
#   Econocom Group SA......................................  39,590     123,918
    Elia System Operator SA................................   7,234     452,257
#   Euronav NV.............................................  48,640     452,921
*   Euronav NV.............................................   2,500      23,000
    EVS Broadcast Equipment SA.............................   3,453      76,758
*   Exmar NV...............................................  12,003      80,910
    Fagron.................................................  12,433     202,222
*   Galapagos NV...........................................   1,829     187,908
    Gimv NV................................................   3,012     160,680
#*  Ion Beam Applications..................................   1,711      30,083
    Jensen-Group NV........................................     904      31,727
    KBC Group NV...........................................  22,650   1,560,949
    Kinepolis Group NV.....................................   5,008     268,846
    Lotus Bakeries.........................................      71     183,204
#*  MDxHealth..............................................     497         976
#   Melexis NV.............................................   6,483     426,380
#*  Nyrstar NV.............................................  39,070      70,568
#   Ontex Group NV.........................................  33,404     640,236
    Orange Belgium SA......................................  18,891     339,251
*   Oxurion NV.............................................  11,862      63,655
    Picanol................................................     652      58,529
    Proximus SADP..........................................  49,493   1,260,976
    Recticel SA............................................  25,013     194,588
    Resilux................................................     566      82,640
    Sioen Industries NV....................................   5,480     132,974
    Sipef NV...............................................   1,719     100,266
    Solvay SA..............................................  34,537   3,934,017
#   Telenet Group Holding NV...............................   7,613     368,838
    TER Beke SA............................................     239      38,889
*   Tessenderlo Group SA...................................  13,758     484,321
    UCB SA.................................................  16,798   1,410,696
    Umicore SA.............................................  29,662   1,396,277
    Van de Velde NV........................................   1,633      40,719
*   Viohalco SA............................................   4,480      12,888
                                                                    -----------
TOTAL BELGIUM..............................................          26,623,842
                                                                    -----------
BRAZIL -- (1.5%)
    AES Tiete Energia SA...................................  64,685     179,029
    AES Tiete Energia SA...................................      13           7
    Aliansce Shopping Centers SA...........................  31,165     146,718
    Alupar Investimento SA.................................  39,538     185,924
    Ambev SA, ADR..........................................  79,200     342,936
    Ambev SA...............................................  98,000     430,289
    Anima Holding SA.......................................   5,400      24,160
    Arezzo Industria e Comercio SA.........................  13,900     177,042

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares   Value>>
                                                               ------- ----------
BRAZIL -- (Continued)
    Atacadao Distribuicao Comercio e Industria, Ltd...........  39,900 $  163,395
*   B2W Cia Digital...........................................  24,848    230,352
    B3 SA - Brasil Bolsa Balcao............................... 123,747    882,506
    Banco Bradesco SA, ADR....................................  66,922    613,672
    Banco Bradesco SA.........................................  78,788    640,424
    Banco BTG Pactual SA......................................  12,693     67,430
    Banco do Brasil SA........................................  73,550    844,891
    Banco Santander Brasil SA.................................  35,300    400,285
    BB Seguridade Participacoes SA............................  42,600    303,116
*   BR Malls Participacoes SA................................. 215,587    735,713
    BR Properties SA..........................................  34,800     73,032
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.....  11,100     42,354
    Braskem SA, Sponsored ADR.................................   3,700    103,082
*   BRF SA....................................................  12,961     76,272
*   BRF SA, ADR...............................................   1,200      7,104
    CCR SA.................................................... 151,300    445,992
*   Centrais Eletricas Brasileiras SA.........................  28,800    181,862
    Cia Brasileira de Distribuicao, ADR.......................   1,600     33,456
    Cia de Locacao das Americas...............................  26,532    218,943
    Cia de Saneamento Basico do Estado de Sao Paulo...........  41,024    308,107
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR......   6,900     51,198
    Cia de Saneamento de Minas Gerais-COPASA..................  17,434    240,324
    Cia de Saneamento do Parana...............................  31,025    430,590
#   Cia Energetica de Minas Gerais, Sponsored ADR.............   8,800     25,520
    Cia Energetica de Minas Gerais............................  31,100     92,594
    Cia Hering................................................  14,177     86,285
#   Cia Paranaense de Energia, Sponsored ADR..................   2,400     16,824
    Cia Paranaense de Energia.................................   7,500     52,418
*   Cia Siderurgica Nacional SA, Sponsored ADR................  28,200     71,064
*   Cia Siderurgica Nacional SA............................... 409,473  1,052,978
    Cielo SA.................................................. 100,766    357,413
*   Construtora Tenda SA......................................  23,694    181,644
*   Cosan Logistica SA........................................  91,266    312,436
    Cosan SA..................................................  37,831    327,838
    CSU Cardsystem SA.........................................  11,900     23,662
    CVC Brasil Operadora e Agencia de Viagens SA..............  45,042    685,040
    Cyrela Brazil Realty SA Empreendimentos e Participacoes... 122,239    479,562
    Direcional Engenharia SA..................................  40,100     76,935
    Duratex SA................................................ 152,983    472,330
    EcoRodovias Infraestrutura e Logistica SA.................  70,155    178,144
    EDP - Energias do Brasil SA...............................  81,688    307,304
    Embraer SA................................................ 169,872    955,373
    Embraer SA, Sponsored ADR.................................   6,200    138,074
    Energisa SA...............................................  54,066    501,216
*   Eneva SA..................................................  16,343     60,603
    Engie Brasil Energia SA...................................  27,026    289,033
    Equatorial Energia SA.....................................  56,350  1,029,487
    Estacio Participacoes SA.................................. 120,002    745,841
*   Even Construtora e Incorporadora SA.......................  75,100     96,662
    Ez Tec Empreendimentos e Participacoes SA.................  22,483    144,872
    Fibria Celulose SA........................................  31,710    612,216
    Fibria Celulose SA, Sponsored ADR.........................   7,000    134,470
    Fleury SA.................................................  72,842    408,103
    Fras-Le SA................................................  13,100     15,383
*   Gafisa SA.................................................  26,769     84,877
    Gafisa SA, ADR............................................     860      5,360
#   Gerdau SA, Sponsored ADR..................................  32,200    140,070
    Gerdau SA.................................................  38,100    132,784
    Grendene SA...............................................  28,251     55,341

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 BRAZIL -- (Continued)
     Guararapes Confeccoes SA...............................   3,500 $  125,084
 *   Helbor Empreendimentos SA..............................  75,221     33,755
     Hypermarcas SA.........................................  27,400    219,259
     Iguatemi Empresa de Shopping Centers SA................  23,345    243,769
     Industrias Romi SA.....................................  11,600     24,219
     International Meal Co. Alimentacao SA, Class A.........  59,000    106,221
     Iochpe-Maxion SA.......................................  78,823    410,477
     Itau Unibanco Holding SA, ADR..........................  66,308    873,276
     Itau Unibanco Holding SA...............................  33,870    385,799
     JBS SA................................................. 436,847  1,203,193
 *   JHSF Participacoes SA..................................  74,600     31,672
 *   JSL SA.................................................  33,900     62,216
 *   Kepler Weber SA........................................   5,100     16,171
     Klabin SA..............................................  34,300    172,076
     Kroton Educacional SA..................................  95,381    292,691
     Light SA...............................................  30,700    137,517
     Linx SA................................................  12,000     82,676
     Localiza Rent a Car SA................................. 119,181    920,718
     Lojas Renner SA........................................ 134,040  1,354,267
     M Dias Branco SA.......................................   8,658    103,459
     Magazine Luiza SA......................................  14,328    649,890
 *   Magnesita Refratarios SA...............................  12,000    180,895
     Mahle-Metal Leve SA....................................  26,468    152,770
     Marcopolo SA...........................................  38,800     31,382
 *   Marfrig Global Foods SA................................  81,100    139,689
 *   Marisa Lojas SA........................................  17,900     25,011
 *   Mills Estruturas e Servicos de Engenharia SA...........  55,200     46,575
 *   Minerva SA.............................................  15,381     22,690
     Movida Participacoes SA................................  28,100     59,575
     MRV Engenharia e Participacoes SA...................... 135,900    461,582
     Multiplan Empreendimentos Imobiliarios SA..............   4,751     29,363
     Multiplus SA...........................................  15,000    101,733
     Natura Cosmeticos SA...................................  58,983    516,527
     Odontoprev SA..........................................  99,174    352,299
 *   Paranapanema SA........................................  94,900     37,486
 *   Petro Rio SA...........................................   2,600     83,139
     Petroleo Brasileiro SA, Sponsored ADR..................  42,200    625,404
     Petroleo Brasileiro SA, Sponsored ADR..................  31,500    511,875
     Petroleo Brasileiro SA................................. 235,499  1,918,670
     Porto Seguro SA........................................  68,325    998,391
     Portobello SA..........................................  58,137     81,078
     QGEP Participacoes SA..................................  36,628    118,107
     Qualicorp Consultoria e Corretora de Seguros SA........ 142,181    550,156
     Raia Drogasil SA.......................................  45,000    759,613
     Restoque Comercio e Confeccoes de Roupas SA............   5,282     41,945
 *   Rumo SA................................................ 124,489    556,964
     Santos Brasil Participacoes SA.........................  87,300     83,746
     Sao Carlos Empreendimentos e Participacoes SA..........   6,300     54,172
     Sao Martinho SA........................................ 109,395    570,271
     Ser Educacional SA.....................................  17,606     73,755
     SLC Agricola SA........................................  31,800    487,745
     Smiles Fidelidade SA...................................  21,100    211,198
     Sonae Sierra Brasil SA.................................   4,600     28,368
 *   Springs Global Participacoes SA........................   9,400     17,201
     Sul America SA......................................... 192,696  1,284,122
     Suzano Papel e Celulose SA............................. 103,438  1,052,030
     T4F Entretenimento SA..................................   5,000      9,606
 *   Tecnisa SA.............................................  37,043     13,438
     Tegma Gestao Logistica SA..............................  22,104    136,491

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
BRAZIL -- (Continued)
    Telefonica Brasil SA, ADR..............................   3,300 $    38,280
*   Terra Santa Agro SA....................................   1,900       6,382
#   TIM Participacoes SA, ADR..............................   2,300      35,581
    TIM Participacoes SA...................................  93,621     291,567
    TOTVS SA...............................................   2,263      15,262
    Transmissora Alianca de Energia Eletrica SA............  92,832     555,271
    Tupy SA................................................  23,100     108,626
    Ultrapar Participacoes SA..............................  35,809     425,782
    Ultrapar Participacoes SA, Sponsored ADR...............     600       7,080
    Usinas Siderurgicas de Minas Gerais SA.................  12,800      44,025
    Vale SA, Sponsored ADR.................................  24,097     363,870
    Vale SA................................................ 470,432   7,168,667
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A........................  36,417     149,132
    Via Varejo SA..........................................  83,306     377,636
*   Vulcabras Azaleia SA...................................  40,500      67,908
    WEG SA.................................................  11,234      54,336
    Wiz Solucoes e Corretagem de Seguros SA................  20,500      41,589
                                                                    -----------
TOTAL BRAZIL...............................................          48,554,422
                                                                    -----------
CANADA -- (6.4%)
*   5N Plus, Inc...........................................  22,100      49,691
    Absolute Software Corp.................................  12,073      70,616
#   Acadian Timber Corp....................................   2,233      28,938
#*  Advantage Oil & Gas, Ltd...............................  73,229     164,097
    Aecon Group, Inc.......................................  21,484     308,931
#*  Africa Oil Corp........................................  64,590      59,367
    AG Growth International, Inc...........................   3,798     169,553
    AGF Management, Ltd., Class B..........................  30,500     124,878
    Agnico Eagle Mines, Ltd................................  32,983   1,166,279
#   AGT Food & Ingredients, Inc............................   6,100      81,275
*   Aimia, Inc.............................................  54,178     162,561
*   Air Canada.............................................  39,412     747,854
#   AirBoss of America Corp................................   9,083      81,553
    AKITA Drilling, Ltd., Class A..........................   2,524       8,513
*   Alacer Gold Corp....................................... 117,406     191,745
    Alamos Gold, Inc., Class A............................. 121,534     485,600
#   Alamos Gold, Inc., Class A.............................   3,100      12,369
#   Alaris Royalty Corp....................................  22,846     333,896
    Alcanna, Inc...........................................  12,048      86,028
*   Alexco Resource Corp...................................  15,300      13,714
    Algonquin Power & Utilities Corp.......................  74,339     742,007
    Alimentation Couche-Tard, Inc., Class B................  15,739     751,651
*   Alio Gold, Inc.........................................  17,002      12,140
#   AltaGas, Ltd...........................................  10,128     127,326
#   Altius Minerals Corp...................................  14,600     140,294
    Altus Group, Ltd.......................................  12,866     281,567
#*  Americas Silver Corp...................................   3,200       6,369
#*  Amerigo Resources, Ltd.................................  63,100      46,973
    Andrew Peller, Ltd., Class A...........................  10,400     118,185
    ARC Resources, Ltd..................................... 251,240   2,339,779
*   Argonaut Gold, Inc.....................................  65,554      64,237
*   Aritzia, Inc...........................................  17,844     262,553
*   Arrow Exploration Corp.................................   6,930       3,685
#*  Asanko Gold, Inc.......................................  42,200      32,376
    Atco, Ltd., Class I....................................  13,042     380,229
#*  Athabasca Oil Corp..................................... 187,300     182,114
*   ATS Automation Tooling Systems, Inc....................  19,602     288,271
#*  Aurora Cannabis, Inc...................................   7,900      53,649

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Australis Capital, Inc.................................     232 $      289
 #   AutoCanada, Inc........................................  10,001     75,893
 *   B2Gold Corp............................................ 387,964    957,790
 #   Badger Daylighting, Ltd................................  12,272    247,966
 #   Bank of Montreal.......................................  16,100  1,203,785
     Bank of Montreal.......................................  92,353  6,902,463
     Bank of Nova Scotia (The)..............................   7,000    375,669
     Bank of Nova Scotia (The)..............................  84,789  4,554,017
     Barrick Gold Corp...................................... 525,905  6,587,545
 #   Barrick Gold Corp......................................  16,901    212,108
 *   Bausch Health Cos., Inc................................  17,167    392,781
 *   Bausch Health Cos., Inc................................ 133,756  3,060,299
 *   Baytex Energy Corp..................................... 236,115    482,472
 *   Baytex Energy Corp.....................................  18,982     38,723
     BCE, Inc...............................................   3,587    138,811
     BCE, Inc...............................................   2,508     97,511
 #*  Bellatrix Exploration, Ltd.............................  23,454     19,954
     Birchcliff Energy, Ltd................................. 113,815    358,792
 #   Bird Construction, Inc.................................   6,688     34,597
 *   Black Diamond Group, Ltd...............................  21,800     51,501
 *   BlackBerry, Ltd........................................  14,775    136,364
 *   BlackBerry, Ltd........................................   2,366     21,886
 *   BlackPearl Resources, Inc.............................. 111,400    101,546
     BMTC Group, Inc........................................   1,900     21,620
 *   Bombardier, Inc., Class A..............................  23,619     57,592
 *   Bombardier, Inc., Class B.............................. 225,319    545,989
 #   Bonavista Energy Corp..................................  85,210     80,909
 #   Bonterra Energy Corp...................................  12,185    137,081
     Boralex, Inc., Class A.................................  36,589    472,493
     Brookfield Asset Management, Inc., Class A.............   8,400    342,776
     Brookfield Asset Management, Inc., Class A.............  36,434  1,484,685
     Brookfield Real Estate Services, Inc...................   1,900     23,453
 #   BRP, Inc...............................................   6,418    258,192
 #*  BSM Technologies, Inc..................................  11,200      8,082
     CAE, Inc...............................................  41,044    723,948
     CAE, Inc...............................................  14,430    254,690
 #*  Calfrac Well Services, Ltd.............................  56,260    193,167
     Calian Group, Ltd......................................   4,000     78,727
     Cameco Corp............................................  82,551    884,173
     Cameco Corp............................................  24,003    257,312
     Canaccord Genuity Group, Inc...........................  46,687    244,704
 #*  Canacol Energy, Ltd....................................  54,484    152,718
 #*  Canada Goose Holdings, Inc.............................   6,000    327,608
     Canadian Imperial Bank of Commerce.....................   2,500    215,884
     Canadian Imperial Bank of Commerce.....................  51,431  4,439,524
     Canadian National Railway Co...........................   7,000    598,412
     Canadian National Railway Co...........................  20,463  1,749,177
     Canadian Natural Resources, Ltd........................  54,900  1,506,315
     Canadian Natural Resources, Ltd........................ 118,717  3,243,348
     Canadian Pacific Railway, Ltd..........................   1,000    205,074
     Canadian Pacific Railway, Ltd..........................   4,807    985,435
 #   Canadian Tire Corp., Ltd., Class A.....................   9,000  1,012,769
     Canadian Utilities, Ltd., Class A......................   8,500    201,645
     Canadian Western Bank..................................  40,570    943,639
 *   Canfor Corp............................................  49,038    704,401
     Canfor Pulp Products, Inc..............................  20,490    342,732
 #*  Canopy Growth Corp.....................................   2,800    103,007
     CanWel Building Materials Group, Ltd...................  25,312     93,061
     Capital Power Corp.....................................  26,800    556,175

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 #*  Capstone Mining Corp................................... 190,417 $   70,876
 #   Cardinal Energy, Ltd...................................  41,298    122,032
     Cargojet, Inc..........................................   1,100     66,930
     Cascades, Inc..........................................  50,702    394,385
     CCL Industries, Inc., Class B..........................  11,500    483,778
 *   Celestica, Inc.........................................  10,045    104,267
 *   Celestica, Inc.........................................  43,444    450,792
 #   Cenovus Energy, Inc.................................... 108,135    915,055
     Cenovus Energy, Inc....................................  60,391    510,908
 *   Centerra Gold, Inc.....................................  95,560    373,108
     Cervus Equipment Corp..................................     700      6,216
 #   CES Energy Solutions Corp..............................  36,800     97,559
 *   CGI Group, Inc., Class A...............................   3,300    203,798
 *   CGI Group, Inc., Class A...............................  12,681    782,418
 #   Chesswood Group, Ltd...................................   4,500     34,183
 *   China Gold International Resources Corp., Ltd..........  94,140    128,719
     CI Financial Corp......................................  52,410    775,132
 #   Cineplex, Inc..........................................  33,188    914,879
 #   Clearwater Seafoods, Inc...............................  15,557     64,641
     Cogeco Communications, Inc.............................  13,212    647,829
     Cogeco, Inc............................................  11,573    543,288
     Colliers International Group, Inc......................   2,100    142,611
     Colliers International Group, Inc......................   9,730    660,181
     Computer Modelling Group, Ltd..........................  24,077    144,120
 #*  Conifex Timber, Inc....................................   2,500      4,748
     Constellation Software, Inc............................   1,700  1,169,978
 #*  Continental Gold, Inc..................................  58,080    100,591
 #*  Copper Mountain Mining Corp............................  96,400     69,566
     Corby Spirit and Wine, Ltd.............................   2,800     41,050
 #   Corus Entertainment, Inc., Class B.....................  43,198    162,757
     Cott Corp..............................................  16,909    254,311
     Cott Corp..............................................  56,131    845,088
 #   Crescent Point Energy Corp............................. 150,009    708,767
     Crescent Point Energy Corp.............................  28,949    136,639
 #*  Crew Energy, Inc.......................................  52,989     49,912
 *   CRH Medical Corp.......................................  22,960     71,507
 *   Delphi Energy Corp..................................... 119,363     51,682
 #*  Denison Mines Corp..................................... 244,574    154,200
 *   Descartes Systems Group, Inc. (The)....................   2,138     65,401
 *   Detour Gold Corp.......................................  68,527    505,448
 #   DHX Media, Ltd.........................................  33,244     62,122
 #*  DIRTT Environmental Solutions..........................   5,600     29,522
     Dollarama, Inc.........................................  27,000    746,758
     Dorel Industries, Inc., Class B........................  11,212    183,282
 *   Dundee Precious Metals, Inc............................  52,044    135,996
 #*  Eastmain Resources, Inc................................  54,400      6,612
     ECN Capital Corp....................................... 112,715    298,815
     E-L Financial Corp., Ltd...............................     100     61,696
 *   Eldorado Gold Corp..................................... 214,288    143,244
     Element Fleet Management Corp..........................  86,866    511,384
 #   Emera, Inc.............................................   3,700    114,166
     Empire Co., Ltd., Class A..............................  43,989    800,286
 #   Enbridge Income Fund Holdings, Inc.....................  37,390    865,413
     Enbridge, Inc..........................................   2,927     91,204
 #   Enbridge, Inc..........................................  38,967  1,212,263
     Encana Corp............................................ 158,466  1,617,823
     Encana Corp............................................  30,117    308,398
 #*  Endeavour Mining Corp..................................  18,603    285,318
 #*  Endeavour Silver Corp..................................  14,200     28,584

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Enerflex, Ltd..........................................  30,897 $  372,703
 #*  Energy Fuels, Inc......................................  35,300    117,984
     Enerplus Corp.......................................... 130,482  1,214,178
     Enerplus Corp..........................................  20,845    193,650
     Enghouse Systems, Ltd..................................   6,761    374,193
     Ensign Energy Services, Inc............................  61,242    238,651
 *   Epsilon Energy, Ltd....................................   4,080      8,058
 #   Equitable Group, Inc...................................   5,340    245,410
 #*  Essential Energy Services Trust........................  80,200     24,369
     Evertz Technologies, Ltd...............................   7,700     94,813
 #   Exchange Income Corp...................................   7,900    181,350
     Exco Technologies, Ltd.................................  15,400    107,974
 #   Extendicare, Inc.......................................  26,861    150,174
     Fairfax Financial Holdings, Ltd........................   4,970  2,415,062
     Fiera Capital Corp.....................................  13,000    122,352
     Finning International, Inc.............................  38,516    799,899
 #   Firm Capital Mortgage Investment Corp..................  11,144    109,032
     First Capital Realty, Inc..............................  26,900    401,319
 #*  First Majestic Silver Corp.............................  24,219    134,484
 #*  First Majestic Silver Corp.............................   3,500     19,425
 #   First National Financial Corp..........................   5,100    104,367
 #   First Quantum Minerals, Ltd............................ 110,395  1,101,895
     FirstService Corp......................................   8,337    611,936
     FirstService Corp......................................   1,700    124,719
 #*  Fission Uranium Corp................................... 126,692     64,479
     Fortis, Inc............................................  22,492    743,212
     Fortis, Inc............................................   3,499    115,572
 *   Fortuna Silver Mines, Inc.............................. 129,937    493,513
     Franco-Nevada Corp.....................................   3,335    208,204
 #   Freehold Royalties, Ltd................................  22,900    168,212
     Gamehost, Inc..........................................  13,087    101,996
 *   GDI Integrated Facility Services, Inc..................   1,600     21,330
 *   Gear Energy, Ltd.......................................  99,909     63,750
 #   Genworth MI Canada, Inc................................  25,279    829,736
     George Weston, Ltd.....................................  14,682  1,067,873
     Gibson Energy, Inc.....................................  11,264    178,314
     Gildan Activewear, Inc.................................   4,400    131,520
 #   Gildan Activewear, Inc.................................  17,201    514,482
 #   Gluskin Sheff & Associates, Inc........................  11,600     98,866
 #   GMP Capital, Inc.......................................  24,900     36,505
 #   goeasy, Ltd............................................   6,500    212,955
     Goldcorp, Inc..........................................  58,100    524,751
     Goldcorp, Inc..........................................  72,270    651,875
 *   Golden Star Resources, Ltd.............................  18,080     63,725
 *   Gran Tierra Energy, Inc................................ 238,019    728,639
     Granite Oil Corp.......................................  12,933     11,789
 *   Great Canadian Gaming Corp.............................  20,008    644,414
 #*  Great Panther Silver, Ltd..............................   5,400      3,528
     Great-West Lifeco, Inc.................................   8,200    188,174
     Guardian Capital Group, Ltd., Class A..................   5,100     93,403
 #*  Guyana Goldfields, Inc.................................  51,656     69,453
 *   Heroux-Devtek, Inc.....................................  11,900    112,632
     High Arctic Energy Services, Inc.......................   6,800     18,286
 #   High Liner Foods, Inc..................................   9,675     62,249
 #*  Home Capital Group, Inc................................  27,579    273,391
     Horizon North Logistics, Inc...........................  59,279    116,626
     Hudbay Minerals, Inc................................... 174,520    685,380
 #   Hudson's Bay Co........................................  32,950    211,999
     Husky Energy, Inc...................................... 107,577  1,520,759

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Hydro One, Ltd.........................................  14,271 $  207,596
 *   IAMGOLD Corp........................................... 254,787    874,805
 *   IAMGOLD Corp...........................................   6,100     20,862
 *   IBI Group, Inc.........................................   5,000     15,268
     IGM Financial, Inc.....................................   8,300    203,835
 #*  Imperial Metals Corp...................................  19,440     19,492
     Imperial Oil, Ltd......................................   4,600    143,683
     Imperial Oil, Ltd......................................  20,183    630,517
     Industrial Alliance Insurance & Financial Services,
       Inc..................................................  35,578  1,257,777
     Information Services Corp..............................   3,200     36,097
     Innergex Renewable Energy, Inc.........................  32,784    304,073
     Intact Financial Corp..................................   8,205    648,260
     Inter Pipeline, Ltd....................................  51,678    838,107
 *   Interfor Corp..........................................  45,502    503,254
 #   Intertape Polymer Group, Inc...........................  18,192    240,312
     Invesque, Inc..........................................  10,197     75,152
 #*  Ivanhoe Mines, Ltd., Class A........................... 104,752    197,338
 #   Just Energy Group, Inc.................................  30,251     98,121
 #   K-Bro Linen, Inc.......................................   1,900     53,675
 *   Kelt Exploration, Ltd..................................  54,509    251,749
     Keyera Corp............................................  23,100    575,548
 *   Kinaxis, Inc...........................................   5,508    371,872
 #   Kinder Morgan Canada, Ltd..............................   8,100     97,647
 *   Kinross Gold Corp...................................... 859,539  2,232,993
     Kirkland Lake Gold, Ltd................................  64,285  1,261,333
 *   Knight Therapeutics, Inc...............................  44,427    265,256
     KP Tissue, Inc.........................................   2,489     13,537
 #   Labrador Iron Ore Royalty Corp.........................  14,388    312,581
     Lassonde Industries, Inc., Class A.....................     300     52,913
 #   Laurentian Bank of Canada..............................  17,571    554,712
 #*  Leagold Mining Corp....................................  20,800     23,068
     Leon's Furniture, Ltd..................................   8,615    113,344
     Linamar Corp...........................................  30,632  1,268,374
     Loblaw Cos., Ltd.......................................  29,200  1,460,388
     Logistec Corp., Class B................................     400     15,603
 #   Lucara Diamond Corp.................................... 210,133    347,974
 #*  Lundin Gold, Inc.......................................   9,800     34,839
     Lundin Mining Corp..................................... 453,340  1,863,018
     Magellan Aerospace Corp................................   7,228    104,320
     Magna International, Inc...............................   8,400    413,539
     Magna International, Inc...............................  50,349  2,479,185
 *   Mainstreet Equity Corp.................................   1,200     43,517
 *   Major Drilling Group International, Inc................  29,740    105,274
 #*  Mandalay Resources Corp................................  99,204      4,898
     Manulife Financial Corp................................  69,758  1,098,472
     Manulife Financial Corp................................  80,632  1,267,535
     Maple Leaf Foods, Inc..................................  25,200    573,123
 #*  Marathon Gold Corp.....................................  29,500     16,807
 #   Martinrea International, Inc...........................  58,098    502,667
 #   Maxar Technologies, Ltd................................  15,673    234,300
 #   Maxar Technologies, Ltd................................   8,780    130,910
 #   Mediagrif Interactive Technologies, Inc................   2,100     16,909
 #   Medical Facilities Corp................................  27,222    289,910
 *   MEG Energy Corp........................................ 107,937    863,365
     Melcor Developments, Ltd...............................     900      9,571
     Methanex Corp..........................................   3,300    213,700
 #   Methanex Corp..........................................  18,465  1,195,239
     Metro, Inc.............................................  21,825    684,859
 *   Mitel Networks Corp....................................   7,705     84,632

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Morguard Corp..........................................     800 $  108,206
     Morneau Shepell, Inc...................................  17,811    369,087
     Mountain Province Diamonds, Inc........................   3,100      5,228
     MTY Food Group, Inc....................................   2,660    137,229
     Mullen Group, Ltd......................................  43,534    453,049
     National Bank of Canada................................  93,086  4,225,621
     Nevsun Resources, Ltd.................................. 123,659    549,512
 #*  New Gold, Inc.......................................... 162,878    129,911
     NFI Group, Inc.........................................  23,506    792,967
     Norbord, Inc...........................................   7,800    198,903
     Norbord, Inc...........................................   4,694    119,368
     North American Construction Group, Ltd.................  13,248    141,190
     North West Co., Inc. (The).............................  15,500    337,916
     Northland Power, Inc...................................  36,055    554,608
     Nutrien, Ltd...........................................  17,652    934,458
     Nutrien, Ltd...........................................  37,122  1,964,853
 *   NuVista Energy, Ltd....................................  62,611    252,071
 *   Obsidian Energy, Ltd................................... 185,590    135,339
 *   Obsidian Energy, Ltd...................................   4,500      3,218
     OceanaGold Corp........................................ 355,946  1,024,752
     Onex Corp..............................................  12,480    820,498
     Open Text Corp.........................................  21,200    715,658
     Open Text Corp.........................................   9,400    317,720
 #   Osisko Gold Royalties, Ltd.............................  49,534    379,280
 #*  Painted Pony Energy, Ltd...............................  41,200     65,409
     Pan American Silver Corp...............................  77,641  1,143,575
     Pan American Silver Corp...............................  14,164    207,928
 #*  Paramount Resources, Ltd., Class A.....................  29,332    214,343
 *   Parex Resources, Inc...................................  99,410  1,447,597
 #   Parkland Fuel Corp.....................................  40,950  1,375,213
     Pason Systems, Inc.....................................  20,637    311,487
     Pembina Pipeline Corp..................................  43,445  1,405,225
     Pembina Pipeline Corp..................................   7,614    246,084
 #*  Pengrowth Energy Corp.................................. 183,268    126,685
 #   Peyto Exploration & Development Corp...................  91,771    748,696
 #*  Photon Control, Inc....................................   6,900      9,120
 *   PHX Energy Services Corp...............................  16,900     35,945
 #*  Pine Cliff Energy, Ltd.................................  15,000      3,304
     Pivot Technology Solutions, Inc........................   5,000      3,646
     Pizza Pizza Royalty Corp...............................   8,300     53,150
 *   Points International, Ltd..............................     800      9,972
     Polaris Infrastructure, Inc............................   5,200     42,226
     Pollard Banknote, Ltd..................................   1,783     33,061
 #   PrairieSky Royalty, Ltd................................   7,748    117,711
 #*  Precision Drilling Corp................................ 126,970    306,707
 *   Precision Drilling Corp................................   7,600     18,316
 *   Premier Gold Mines, Ltd................................  87,061    113,749
     Premium Brands Holdings Corp...........................   8,035    540,346
 #*  Pretium Resources, Inc.................................  21,262    170,555
     Pulse Seismic, Inc.....................................  14,300     24,549
 #   Quarterhill, Inc.......................................  54,482     67,872
     Quebecor, Inc., Class B................................  24,994    490,216
     Recipe Unlimited Corp..................................   9,300    191,871
     Reitmans Canada, Ltd., Class A.........................  10,570     30,511
     Restaurant Brands International, Inc...................   9,300    509,488
     Richelieu Hardware, Ltd................................  14,400    276,307
     Ritchie Bros Auctioneers, Inc..........................   1,600     53,817
 #   Ritchie Bros Auctioneers, Inc..........................   3,605    121,164
     Rocky Mountain Dealerships, Inc........................   7,800     60,435

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Rogers Communications, Inc., Class B...................   1,000 $   51,495
     Rogers Communications, Inc., Class B...................  10,417    536,580
 #   Rogers Sugar, Inc......................................  55,400    223,460
 *   Roxgold, Inc...........................................  94,000     58,551
     Royal Bank of Canada...................................   8,100    590,187
 #   Royal Bank of Canada...................................  72,182  5,257,737
     Russel Metals, Inc.....................................  42,974    794,551
 #*  Sabina Gold & Silver Corp..............................  83,900     91,137
 #*  Sandstorm Gold, Ltd....................................  61,105    226,048
     Saputo, Inc............................................  18,800    572,804
     Savaria Corp...........................................   4,000     51,593
 #*  Seabridge Gold, Inc....................................   3,600     45,504
 #   Secure Energy Services, Inc............................  74,804    487,537
 *   SEMAFO, Inc............................................ 129,700    283,745
 *   Seven Generations Energy, Ltd., Class A................ 192,612  2,064,458
     Shaw Communications, Inc., Class B.....................  30,600    569,719
     Shaw Communications, Inc., Class B.....................  34,751    647,759
     ShawCor, Ltd...........................................  20,736    376,145
 #*  Shopify, Inc., Class A.................................   1,100    151,965
 #   Sienna Senior Living, Inc..............................  16,502    208,085
 #*  Sierra Wireless, Inc...................................   1,300     23,433
 *   Sierra Wireless, Inc...................................  11,731    210,806
     Sleep Country Canada Holdings, Inc.....................  11,800    238,071
 #   SNC-Lavalin Group, Inc.................................  12,566    448,632
 *   Solium Capital, Inc....................................   3,615     30,536
 #*  Spin Master Corp.......................................   4,292    152,712
 #   Sprott, Inc............................................  58,700    134,215
 *   SSR Mining, Inc........................................  52,352    513,001
     Stantec, Inc...........................................   6,001    156,173
     Stantec, Inc...........................................  11,364    295,691
 *   Stars Group, Inc. (The)................................  12,100    251,660
 *   Stars Group, Inc. (The)................................  25,060    520,496
     Stella-Jones, Inc......................................  11,485    367,813
 #*  STEP Energy Services, Ltd..............................  17,900     50,717
 *   Stornoway Diamond Corp................................. 126,700     25,986
     Stuart Olson, Inc......................................   7,300     27,560
     Sun Life Financial, Inc................................   6,500    238,038
     Sun Life Financial, Inc................................  45,178  1,653,515
     Suncor Energy, Inc.....................................  97,806  3,280,873
 #   Suncor Energy, Inc..................................... 156,300  5,206,353
 *   SunOpta, Inc...........................................  18,145    138,384
     Superior Plus Corp.....................................  79,040    710,276
     Supremex, Inc..........................................   7,600     17,262
 #   Surge Energy, Inc...................................... 109,349    169,450
 #*  Tahoe Resources, Inc...................................  86,048    203,282
 *   Tahoe Resources, Inc...................................   2,994      7,096
 *   Tamarack Valley Energy, Ltd............................ 144,113    388,622
 *   Taseko Mines, Ltd......................................  90,127     61,616
     Teck Resources, Ltd., Class B..........................  56,787  1,173,743
     Teck Resources, Ltd., Class B.......................... 141,284  2,920,340
     TELUS Corp.............................................   3,501    119,887
 *   Teranga Gold Corp......................................  35,492     97,327
 #*  Tervita Corp...........................................   4,621     26,290
     TFI International, Inc.................................  47,241  1,572,128
 #   Thomson Reuters Corp...................................   8,859    412,829
     Timbercreek Financial Corp.............................     188      1,288
 #*  TMAC Resources, Inc....................................   3,600     13,564
     TMX Group, Ltd.........................................   9,644    606,500
     TORC Oil & Gas, Ltd....................................  67,615    277,866

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
CANADA -- (Continued)
*   Torex Gold Resources, Inc..............................    34,872 $    317,608
    Toromont Industries, Ltd...............................    17,873      841,482
    Toronto-Dominion Bank (The)............................    18,100    1,004,097
    Toronto-Dominion Bank (The)............................    61,064    3,386,609
    Torstar Corp., Class B.................................    13,300        9,800
    Total Energy Services, Inc.............................    18,325      132,658
#   Tourmaline Oil Corp....................................    83,324    1,215,254
    TransAlta Corp.........................................   170,598      900,647
#   TransAlta Corp.........................................     8,000       42,080
#   TransAlta Renewables, Inc..............................    32,378      266,855
    TransCanada Corp.......................................     9,145      344,835
    TransCanada Corp.......................................     4,973      187,582
    Transcontinental, Inc., Class A........................    47,961      789,483
    TransGlobe Energy Corp.................................    36,500       85,396
#*  Trevali Mining Corp....................................   218,560       81,351
*   Trican Well Service, Ltd...............................   126,474      172,930
#   Tricon Capital Group, Inc..............................    29,147      231,591
#*  Trinidad Drilling, Ltd.................................   119,786      151,046
*   Trisura Group, Ltd.....................................     1,649       32,551
*   Trisura Group, Ltd.....................................        61        1,210
*   Turquoise Hill Resources, Ltd..........................   140,352      236,683
*   Turquoise Hill Resources, Ltd..........................     7,000       11,970
#   Uni-Select, Inc........................................    15,651      257,630
#   Valener, Inc...........................................    11,419      170,533
#   Vermilion Energy, Inc..................................    10,172      269,743
    Vermilion Energy, Inc..................................    17,889      475,132
    Wajax Corp.............................................    12,444      220,909
    Waste Connections, Inc.................................     1,925      147,122
*   Wesdome Gold Mines, Ltd................................    23,300       67,080
    West Fraser Timber Co., Ltd............................    32,693    1,642,535
#*  Western Energy Services Corp...........................    39,186       20,241
    Western Forest Products, Inc...........................   227,192      303,740
#   WestJet Airlines, Ltd..................................       700       10,199
    Westshore Terminals Investment Corp....................    23,100      421,133
    Wheaton Precious Metals Corp...........................       324        5,326
    Wheaton Precious Metals Corp...........................    17,537      288,133
    Whitecap Resources, Inc................................   189,162      925,370
    Winpak, Ltd............................................    10,700      371,202
    WSP Global, Inc........................................    10,865      542,404
    Yamana Gold, Inc.......................................   253,549      575,876
    Yamana Gold, Inc.......................................     3,700        8,399
*   Yangarra Resources, Ltd................................    55,682      159,037
#*  Yellow Pages, Ltd......................................     7,290       44,079
    ZCL Composites, Inc....................................     9,800       49,877
                                                                      ------------
TOTAL CANADA...............................................            207,033,103
                                                                      ------------
CHILE -- (0.3%)
    AES Gener SA...........................................   841,606      237,801
    Aguas Andinas SA, Class A..............................   419,596      219,224
    Banco de Chile.........................................   213,351       29,723
    Banco de Chile, ADR....................................     1,079       89,369
    Banco de Credito e Inversiones SA......................     7,538      471,978
    Banco Santander Chile, ADR.............................     3,900      114,894
    Banco Santander Chile.................................. 3,729,477      275,427
    Besalco SA.............................................   125,443      100,640
    CAP SA.................................................    43,014      414,188
    Cencosud SA............................................   152,438      312,524
    Cia Cervecerias Unidas SA..............................    39,417      490,876
    Cia Cervecerias Unidas SA, Sponsored ADR...............     1,300       32,591

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
CHILE -- (Continued)
*   Cia Sud Americana de Vapores SA........................  6,923,863 $  206,776
*   Clinica Las Condes SA..................................        365     19,520
    Colbun SA..............................................    738,407    140,604
    Embotelladora Andina SA, ADR, Class B..................      1,917     39,663
    Empresa Nacional de Telecomunicaciones SA..............     66,171    478,647
*   Empresas AquaChile SA..................................     32,187     22,094
    Empresas CMPC SA.......................................    143,796    494,262
    Empresas COPEC SA......................................     21,299    298,607
    Empresas Hites SA......................................     18,149     14,081
*   Empresas La Polar SA...................................    784,336     38,225
    Enel Americas SA, ADR..................................     63,894    503,485
    Enel Americas SA.......................................  1,481,184    231,773
    Enel Chile SA, ADR.....................................     29,101    125,136
    Enel Chile SA..........................................  1,250,268    108,451
    Engie Energia Chile SA.................................    112,237    184,406
    Forus SA...............................................      8,525     22,851
    Grupo Security SA......................................    244,027    100,508
    Inversiones Aguas Metropolitanas SA....................    251,240    345,905
    Inversiones La Construccion SA.........................     14,953    222,780
    Itau CorpBanca......................................... 32,913,339    304,174
#   Itau CorpBanca, ADR....................................        900     11,664
#   Latam Airlines Group SA, Sponsored ADR.................     31,409    289,591
    Latam Airlines Group SA................................     25,759    234,494
    Masisa SA..............................................    799,803     42,669
    Multiexport Foods SA...................................    147,225     76,202
    Parque Arauco SA.......................................    128,686    291,298
    PAZ Corp. SA...........................................     29,524     43,520
    Ripley Corp. SA........................................    281,841    238,365
    SACI Falabella.........................................     31,001    233,863
    Salfacorp SA...........................................    107,057    151,636
    Sigdo Koppers SA.......................................      7,298     11,328
*   SMU SA.................................................     88,359     23,334
    Sociedad Matriz SAAM SA................................  1,338,265    115,013
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR...      3,935    172,392
    SONDA SA...............................................    192,370    275,148
    Vina Concha y Toro SA..................................     86,657    163,094
                                                                       ----------
TOTAL CHILE................................................             9,064,794
                                                                       ----------
CHINA -- (7.1%)
*   21Vianet Group, Inc., ADR..............................     24,617    267,710
    361 Degrees International, Ltd.........................    302,000     70,271
    3SBio, Inc.............................................    196,000    286,545
#*  500.com, Ltd., ADR, Class A............................      1,995     14,623
*   51job, Inc., ADR.......................................      2,100    128,961
*   58.com, Inc., ADR......................................      5,909    387,571
*   A8 New Media Group, Ltd................................    292,000     10,836
#   AAC Technologies Holdings, Inc.........................    101,500    773,152
    Agile Group Holdings, Ltd..............................  1,090,000  1,252,351
    Agricultural Bank of China, Ltd., Class H..............  2,913,000  1,282,244
    Air China, Ltd., Class H...............................    424,000    342,787
    Ajisen China Holdings, Ltd.............................    255,000     84,977
    AKM Industrial Co., Ltd................................    100,000     13,143
*   Alibaba Group Holding, Ltd., Sponsored ADR.............     31,233  4,443,831
*   Alibaba Health Information Technology, Ltd.............    116,000     94,093
#*  Alibaba Pictures Group, Ltd............................  3,450,000    476,721
*   Aluminum Corp. of China, Ltd., ADR.....................      2,000     18,200
*   Aluminum Corp. of China, Ltd., Class H.................  2,618,000    953,070
    AMVIG Holdings, Ltd....................................     54,000     13,496
    Angang Steel Co., Ltd., Class H........................    318,000    271,940

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Anhui Conch Cement Co., Ltd., Class H..................   326,500 $1,692,295
    Anhui Expressway Co., Ltd., Class H....................   120,000     69,617
    ANTA Sports Products, Ltd..............................   197,000    813,323
*   Anton Oilfield Services Group..........................   750,000    106,055
*   Aowei Holdings, Ltd....................................   114,000     26,608
    Asia Cement China Holdings Corp........................   199,500    170,578
*   Asia Television Holdings, Ltd..........................   618,000     19,472
#   Ausnutria Dairy Corp., Ltd.............................   221,000    201,306
#*  AVIC International Holding HK, Ltd..................... 1,270,866     29,230
#   AVIC International Holdings, Ltd., Class H.............   160,000     77,581
    AviChina Industry & Technology Co., Ltd., Class H...... 1,851,000  1,236,059
    BAIC Motor Corp., Ltd., Class H........................ 1,219,500    688,435
*   Baidu, Inc., Sponsored ADR.............................     5,484  1,042,289
    BAIOO Family Interactive, Ltd..........................     6,000        341
    Bank of China, Ltd., Class H........................... 6,439,000  2,743,280
    Bank of Chongqing Co., Ltd., Class H...................   217,500    125,775
    Bank of Communications Co., Ltd., Class H..............   710,000    533,392
#*  Bank of Zhengzhou Co., Ltd., Class H...................    90,000     46,301
*   Baoye Group Co., Ltd., Class H.........................    78,000     41,865
#*  Baozun, Inc., Sponsored ADR............................     1,014     40,367
    BBI Life Sciences Corp.................................    27,000      8,706
    BBMG Corp., Class H.................................... 1,697,000    469,446
    Beijing Capital International Airport Co., Ltd.,
      Class H..............................................   510,000    553,680
    Beijing Capital Land, Ltd., Class H....................   418,000    141,929
*   Beijing Enterprises Clean Energy Group, Ltd............ 9,445,714    119,592
    Beijing Enterprises Holdings, Ltd......................   136,500    740,097
#*  Beijing Enterprises Medical & Health Group, Ltd........ 1,482,000     58,753
    Beijing Enterprises Water Group, Ltd................... 1,834,000    936,549
#*  Beijing Gas Blue Sky Holdings, Ltd.....................   984,000     64,103
    Beijing Jingneng Clean Energy Co., Ltd., Class H.......   352,000     66,127
    Beijing North Star Co., Ltd., Class H..................   260,000     68,750
*   Beijing Properties Holdings, Ltd.......................   670,000     19,915
#   Beijing Urban Construction Design & Development
      Group Co., Ltd., Class H.............................    72,000     22,442
#   Best Pacific International Holdings, Ltd...............   132,000     33,583
    BII Railway Transportation Technology Holdings Co.,
      Ltd..................................................   104,000      6,437
*   Bitauto Holdings, Ltd., ADR............................     9,140    174,574
    Bosideng International Holdings, Ltd................... 1,254,000    176,522
*   Boyaa Interactive International, Ltd...................   168,000     39,426
    Brilliance China Automotive Holdings, Ltd..............   702,000    615,817
#   BYD Co., Ltd., Class H.................................   151,500    974,567
    BYD Electronic International Co., Ltd..................   382,000    449,514
    C C Land Holdings, Ltd.................................   712,499    169,301
#*  C.banner International Holdings, Ltd...................   233,000     16,058
    Cabbeen Fashion, Ltd...................................   101,000     27,296
#   Canvest Environmental Protection Group Co., Ltd........   166,000     88,326
*   Capital Environment Holdings, Ltd...................... 1,420,000     29,420
*   CAR, Inc...............................................   401,000    318,760
#*  Carnival Group International Holdings, Ltd............. 2,490,000     45,126
    Carrianna Group Holdings Co., Ltd......................   214,000     22,995
    Central China Real Estate, Ltd.........................   302,000    110,352
#   Central China Securities Co., Ltd., Class H............   196,000     47,106
*   Century Sunshine Group Holdings, Ltd...................   235,000      5,808
*   CGN Meiya Power Holdings Co., Ltd......................   556,000     73,183
    CGN Power Co., Ltd., Class H........................... 1,455,000    334,619
    Changshouhua Food Co., Ltd.............................    30,000     10,118
    Changyou.com, Ltd., ADR................................     3,438     46,000
#   Chaowei Power Holdings, Ltd............................   372,000    160,161
*   Cheetah Mobile, Inc., ADR..............................     3,300     31,449

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CONTINUED


                                                               Shares    Value>>
                                                              --------- ----------
CHINA -- (Continued)
#*  Chiho Environmental Group, Ltd...........................    92,000 $   26,743
    China Aerospace International Holdings, Ltd..............   876,000     60,604
    China Agri-Industries Holdings, Ltd......................   853,000    285,891
    China Aircraft Leasing Group Holdings, Ltd...............   106,500    107,986
    China All Access Holdings, Ltd...........................   370,000     17,206
*   China Animal Healthcare, Ltd.............................    42,000        565
    China Animation Characters Co., Ltd......................   173,000     59,085
#   China Aoyuan Property Group, Ltd.........................   702,000    412,097
*   China Beidahuang Industry Group Holdings, Ltd............   440,000     11,258
    China BlueChemical, Ltd., Class H........................   730,000    250,244
*   China Chengtong Development Group, Ltd...................   326,000      8,555
    China Cinda Asset Management Co., Ltd., Class H.......... 1,284,000    315,199
    China CITIC Bank Corp., Ltd., Class H....................   688,000    426,446
    China Coal Energy Co., Ltd., Class H.....................   615,000    276,155
    China Communications Construction Co., Ltd., Class H.....   711,000    651,920
    China Communications Services Corp., Ltd., Class H.......   938,000    760,128
    China Conch Venture Holdings, Ltd........................   375,500  1,056,500
    China Construction Bank Corp., Class H................... 8,643,000  6,858,625
    China Datang Corp. Renewable Power Co., Ltd., Class H....   699,000     85,729
#*  China Daye Non-Ferrous Metals Mining, Ltd................ 1,212,000      9,937
    China Distance Education Holdings, Ltd., ADR.............     6,386     46,171
    China Dongxiang Group Co., Ltd........................... 1,499,000    231,582
#*  China Dynamics Holdings, Ltd............................. 1,210,000     15,506
    China Eastern Airlines Corp., Ltd., Class H..............   650,000    360,759
    China Electronics Huada Technology Co., Ltd..............   152,000     13,397
    China Electronics Optics Valley Union Holding Co., Ltd...   824,000     45,879
#*  China Energine International Holdings, Ltd...............   300,000      7,385
    China Energy Engineering Corp., Ltd., Class H............   596,000     57,842
    China Everbright Bank Co., Ltd., Class H.................   439,000    195,948
    China Everbright International, Ltd......................   522,111    417,686
    China Everbright Water, Ltd..............................    52,000     13,146
    China Everbright, Ltd....................................   402,000    712,872
#   China Evergrande Group................................... 1,120,000  2,685,507
*   China Fiber Optic Network System Group, Ltd..............   310,000     11,069
    China Financial Services Holdings, Ltd...................   392,000     24,635
#   China Foods, Ltd.........................................   530,000    248,865
#   China Galaxy Securities Co., Ltd., Class H...............   868,000    437,269
    China Gas Holdings, Ltd..................................   428,000  1,358,638
*   China Glass Holdings, Ltd................................   202,000     14,454
*   China Grand Pharmaceutical and Healthcare Holdings,
      Ltd., Class A..........................................   484,000    234,533
*   China Greenfresh Group Co., Ltd..........................   196,000     26,520
#   China Greenland Broad Greenstate Group Co., Ltd..........   160,000     12,677
#   China Hanking Holdings, Ltd..............................   274,000     31,911
#   China Harmony New Energy Auto Holding, Ltd...............   462,500    184,154
#   China High Speed Transmission Equipment Group Co., Ltd...    94,000     87,624
#   China Hongqiao Group, Ltd................................   501,000    335,879
    China Huarong Asset Management Co., Ltd., Class H........ 5,528,000  1,003,689
*   China Huishan Dairy Holdings Co., Ltd....................   188,002         35
*   China Huiyuan Juice Group, Ltd...........................   385,000     37,189
    China International Capital Corp., Ltd., Class H.........   200,400    330,088
#   China International Marine Containers Group Co., Ltd.,
      Class H................................................   171,500    151,413
    China Jinmao Holdings Group, Ltd......................... 3,406,000  1,435,111
    China Lesso Group Holdings, Ltd..........................   742,000    391,964
    China Life Insurance Co., Ltd., ADR......................     7,800     78,468
    China Life Insurance Co., Ltd., Class H..................   238,000    476,904
    China Lilang, Ltd........................................   217,000    178,928
*   China Logistics Property Holdings Co., Ltd...............   116,000     38,312
    China Longyuan Power Group Corp., Ltd., Class H..........   728,000    554,010
*   China LotSynergy Holdings, Ltd........................... 1,420,000     15,289

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    China Machinery Engineering Corp., Class H.............   334,000 $  152,388
    China Maple Leaf Educational Systems, Ltd..............   232,000    100,689
    China Medical System Holdings, Ltd.....................   635,000    758,472
    China Meidong Auto Holdings, Ltd.......................   288,000    113,957
    China Mengniu Dairy Co., Ltd...........................   173,000    511,886
    China Merchants Bank Co., Ltd., Class H................   367,000  1,417,124
    China Merchants Land, Ltd..............................   818,000    105,733
    China Merchants Port Holdings Co., Ltd.................   321,552    547,709
#   China Merchants Securities Co., Ltd., Class H..........    22,600     25,665
#*  China Metal Resources Utilization, Ltd.................   148,000     84,998
    China Minsheng Banking Corp., Ltd., Class H............   491,400    362,848
#*  China Minsheng Financial Holding Corp., Ltd............ 2,070,000     63,412
    China Mobile, Ltd......................................   635,500  5,953,287
    China Mobile, Ltd., Sponsored ADR......................    39,357  1,832,068
*   China Modern Dairy Holdings, Ltd.......................   526,000     65,887
    China Molybdenum Co., Ltd., Class H....................   954,000    356,249
    China National Building Material Co., Ltd., Class H.... 2,618,350  1,882,501
    China New Town Development Co., Ltd....................   612,500     14,937
    China NT Pharma Group Co., Ltd.........................   285,000     42,638
*   China Nuclear Energy Technology Corp., Ltd.............    60,000      4,523
#*  China Oceanwide Holdings, Ltd.......................... 1,074,000     52,082
    China Oil & Gas Group, Ltd............................. 2,268,000    156,282
    China Oilfield Services, Ltd., Class H.................   458,000    427,322
#*  China Online Education Group, ADR......................     1,626     13,935
    China Oriental Group Co., Ltd..........................   664,000    526,842
    China Overseas Grand Oceans Group, Ltd.................   661,000    204,880
    China Overseas Land & Investment, Ltd.................. 1,170,000  3,678,291
    China Overseas Property Holdings, Ltd..................   950,000    224,076
    China Pacific Insurance Group Co., Ltd., Class H.......   103,800    387,527
    China Petroleum & Chemical Corp., ADR..................     2,000    161,320
    China Petroleum & Chemical Corp., Class H.............. 5,282,000  4,302,590
*   China Pioneer Pharma Holdings, Ltd.....................   237,000     45,982
#   China Power Clean Energy Development Co., Ltd..........   100,000     28,773
    China Power International Development, Ltd............. 1,059,999    209,725
*   China Properties Group, Ltd............................    81,000     10,861
    China Railway Construction Corp., Ltd., Class H........   723,500    918,850
    China Railway Group, Ltd., Class H.....................   746,000    666,709
    China Railway Signal & Communication Corp., Ltd.,
      Class H..............................................   254,000    171,032
    China Reinsurance Group Corp., Class H.................   761,000    145,840
    China Resources Beer Holdings Co., Ltd.................   317,807  1,107,438
    China Resources Cement Holdings, Ltd................... 1,034,000    917,859
    China Resources Gas Group, Ltd.........................   400,000  1,533,180
    China Resources Land, Ltd..............................   726,000  2,469,270
    China Resources Medical Holdings Co., Ltd..............    98,500     67,873
    China Resources Pharmaceutical Group, Ltd..............   588,500    864,633
    China Resources Power Holdings Co., Ltd................   264,690    465,708
*   China Ruifeng Renewable Energy Holdings, Ltd...........   252,000     18,001
    China Sanjiang Fine Chemicals Co., Ltd.................   461,000    105,580
    China SCE Group Holdings, Ltd.......................... 1,071,000    366,137
#*  China Shengmu Organic Milk, Ltd........................   593,000     23,874
    China Shenhua Energy Co., Ltd., Class H................   717,500  1,623,307
    China Shineway Pharmaceutical Group, Ltd...............   102,000    119,118
*   China Silver Group, Ltd................................   602,000     74,735
#   China Singyes Solar Technologies Holdings, Ltd.........   271,000     74,299
    China South City Holdings, Ltd......................... 1,566,000    230,170
    China Southern Airlines Co., Ltd., Sponsored ADR.......     2,392     65,541
    China Southern Airlines Co., Ltd., Class H.............   850,000    463,324
    China Starch Holdings, Ltd............................. 1,200,000     27,596
    China State Construction International Holdings, Ltd...   514,500    367,924

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares    Value>>
                                                              --------- ----------
CHINA -- (Continued)
    China Sunshine Paper Holdings Co., Ltd...................   166,000 $   27,842
    China Suntien Green Energy Corp., Ltd., Class H..........   525,000    134,224
    China Taiping Insurance Holdings Co., Ltd................   393,600  1,322,095
    China Telecom Corp., Ltd., ADR...........................     1,739     81,524
    China Telecom Corp., Ltd., Class H.......................   666,000    315,106
    China Tian Lun Gas Holdings, Ltd.........................    73,500     53,272
    China Traditional Chinese Medicine Holdings Co., Ltd.....   570,000    363,933
    China Travel International Investment Hong Kong, Ltd.....   940,000    252,685
    China Unicom Hong Kong, Ltd.............................. 2,130,000  2,227,871
    China Unicom Hong Kong, Ltd., ADR........................    32,502    338,996
*   China Unienergy Group, Ltd...............................    32,000     51,565
    China Vanke Co., Ltd., Class H...........................   333,800  1,030,740
    China Vast Industrial Urban Development Co., Ltd.........   105,000     40,937
#   China Water Affairs Group, Ltd...........................   242,000    219,018
#*  China Water Industry Group, Ltd..........................   204,000     29,980
    China Wood Optimization Holding, Ltd.....................    56,000     14,436
#   China XLX Fertiliser, Ltd................................   190,000     69,052
*   China Yurun Food Group, Ltd..............................   400,000     31,715
    China ZhengTong Auto Services Holdings, Ltd..............   438,500    210,438
#   China Zhongwang Holdings, Ltd............................   654,000    291,021
    Chinasoft International, Ltd.............................   486,000    286,395
    Chongqing Machinery & Electric Co., Ltd., Class H........   482,000     29,623
    Chongqing Rural Commercial Bank Co., Ltd., Class H....... 1,273,000    703,199
    Chu Kong Shipping Enterprise Group Co., Ltd..............   160,000     36,379
    CIFI Holdings Group Co., Ltd............................. 2,012,000    844,148
#   CIMC Enric Holdings, Ltd.................................   150,000    115,306
*   CIMC-TianDa Holdings Co., Ltd............................   480,000     15,276
*   CITIC Dameng Holdings, Ltd...............................   460,000     22,380
    CITIC Resources Holdings, Ltd............................ 1,726,000    141,256
    CITIC Securities Co., Ltd., Class H......................   254,000    448,438
    CITIC, Ltd...............................................   663,000    996,164
    Citychamp Watch & Jewellery Group, Ltd...................   872,000    179,140
    Clear Media, Ltd.........................................    25,000      6,970
    CNOOC, Ltd............................................... 1,896,000  3,228,848
    CNOOC, Ltd., Sponsored ADR...............................     8,898  1,505,986
*   COFCO Meat Holdings, Ltd.................................   412,000     60,058
    Cogobuy Group............................................   206,000     70,414
#   Colour Life Services Group Co., Ltd......................   247,000    119,340
#*  Comba Telecom Systems Holdings, Ltd......................   675,983     95,239
    Concord New Energy Group, Ltd............................ 2,250,000     89,134
#   Consun Pharmaceutical Group, Ltd.........................   231,000    160,786
#*  Coolpad Group, Ltd....................................... 1,152,600      2,997
#*  COSCO SHIPPING Development Co., Ltd., Class H............ 2,092,000    214,015
#   COSCO SHIPPING Energy Transportation Co., Ltd., Class H..   494,000    270,657
*   COSCO SHIPPING Holdings Co., Ltd., Class H............... 1,125,000    403,075
#   COSCO SHIPPING International Hong Kong Co., Ltd..........   210,000     72,186
    COSCO SHIPPING Ports, Ltd................................   673,830    688,680
*   Coslight Technology International Group Co., Ltd.........    46,000     11,449
#   Cosmo Lady China Holdings Co., Ltd.......................   196,000     82,491
    Country Garden Holdings Co., Ltd......................... 2,033,000  2,187,830
*   Country Garden Services Holdings Co., Ltd................   209,712    273,419
    CP Pokphand Co., Ltd..................................... 2,914,000    252,832
#   CPMC Holdings, Ltd.......................................   178,000     58,645
    CRCC High-Tech Equipment Corp., Ltd., Class H............   221,000     44,927
    CRRC Corp., Ltd., Class H................................   232,000    203,759
*   CSMall Group, Ltd........................................   218,533     33,545
    CSPC Pharmaceutical Group, Ltd...........................   992,000  2,113,761
*   CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H................................................    54,000     36,856
#   CT Environmental Group, Ltd.............................. 1,228,000     55,750

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
*   Ctrip.com International, Ltd., ADR.....................    46,368 $1,543,127
#*  CWT International, Ltd................................. 1,480,000     24,212
    Da Ming International Holdings, Ltd....................    36,000     11,493
    Dah Chong Hong Holdings, Ltd...........................   359,000    121,751
    Dali Foods Group Co., Ltd..............................   480,500    343,534
    Dalian Port PDA Co., Ltd., Class H.....................   357,000     46,028
*   Daphne International Holdings, Ltd.....................   304,000      9,902
    Datang International Power Generation Co., Ltd.,
      Class H..............................................   458,000    102,420
    Dawnrays Pharmaceutical Holdings, Ltd..................   370,000     85,083
#*  Differ Group Holding Co., Ltd..........................   414,000     27,528
#*  Digital China Holdings, Ltd............................   305,000    146,383
*   Dongfang Electric Corp., Ltd., Class H.................   108,800     58,428
    Dongfeng Motor Group Co., Ltd., Class H................   726,000    717,369
#   Dongjiang Environmental Co., Ltd., Class H.............    94,400     92,701
    Dongyue Group, Ltd.....................................   713,000    381,988
#*  Dynagreen Environmental Protection Group Co., Ltd.,
      Class H..............................................    88,000     33,751
    E-Commodities Holdings, Ltd............................   588,000     27,882
*   eHi Car Services, Ltd., Sponsored ADR..................     2,632     31,768
    ENN Energy Holdings, Ltd...............................   110,000    938,583
#   Essex Bio-technology, Ltd..............................   104,000     67,636
    EVA Precision Industrial Holdings, Ltd.................   414,000     32,862
#   Everbright Securities Co., Ltd., Class H...............    60,200     52,774
*   EverChina International Holdings Co., Ltd..............   335,000      7,702
    Fantasia Holdings Group Co., Ltd.......................   753,000     75,271
    Far East Horizon, Ltd..................................   805,000    781,946
#*  FDG Electric Vehicles, Ltd............................. 1,425,000     14,030
#*  First Tractor Co., Ltd., Class H.......................   156,000     36,905
*   Forgame Holdings, Ltd..................................    13,800     10,586
    Fosun International, Ltd...............................   450,572    661,052
#   Fu Shou Yuan International Group, Ltd..................   399,000    306,636
#   Fufeng Group, Ltd......................................   815,000    345,887
#*  Fuguiniao Co., Ltd., Class H...........................    37,999      3,525
#   Fullshare Holdings, Ltd................................ 1,190,000    462,831
    Future Land Development Holdings, Ltd.................. 1,018,000    587,214
    Fuyao Glass Industry Group Co., Ltd., Class H..........   234,000    691,679
#*  GCL New Energy Holdings, Ltd........................... 3,488,000    116,245
#*  GCL-Poly Energy Holdings, Ltd.......................... 6,383,000    379,290
    Geely Automobile Holdings, Ltd.........................   930,000  1,792,111
    Gemdale Properties & Investment Corp., Ltd............. 1,916,000    176,860
    Genertec Universal Medical Group Co., Ltd..............   262,500    204,392
*   Genscript Biotech Corp.................................   206,000    318,461
#   GF Securities Co., Ltd., Class H.......................   164,400    213,003
*   Glorious Property Holdings, Ltd........................ 1,282,000     62,459
    Golden Eagle Retail Group, Ltd.........................   231,000    238,904
    Golden Meditech Holdings, Ltd..........................    96,000     10,051
    Golden Throat Holdings Group Co., Ltd..................    79,000     10,101
    Goldpac Group, Ltd.....................................    58,000     14,082
#*  GOME Retail Holdings, Ltd.............................. 4,360,000    435,456
#   Grand Baoxin Auto Group, Ltd...........................   322,664     70,410
#   Great Wall Motor Co., Ltd., Class H....................   731,000    434,229
    Greatview Aseptic Packaging Co., Ltd...................   464,000    308,760
    Greenland Hong Kong Holdings, Ltd......................   549,000    126,574
    Greentown China Holdings, Ltd..........................   345,500    241,456
    Greentown Service Group Co., Ltd.......................   504,000    334,421
    Guangdong Investment, Ltd..............................   376,000    673,141
*   Guangdong Land Holdings, Ltd...........................   136,000     27,051
    Guangdong Yueyun Transportation Co., Ltd., Class H.....   109,000     43,043
    Guangshen Railway Co., Ltd., Sponsored ADR.............       600     11,268
    Guangshen Railway Co., Ltd., Class H...................   438,000    164,101

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Guangzhou Automobile Group Co., Ltd., Class H..........   365,200 $  370,146
    Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
      Ltd., Class H........................................    52,000    189,825
    Guangzhou R&F Properties Co., Ltd., Class H............   740,800  1,169,687
#*  Guolian Securities Co., Ltd., Class H..................   130,000     28,967
#   Guorui Properties, Ltd.................................   512,000    122,937
*   Haichang Ocean Park Holdings, Ltd......................   229,000     37,455
    Haier Electronics Group Co., Ltd.......................   313,000    657,293
*   Hailiang Education Group, Inc., ADR....................     2,766    172,073
    Haitian International Holdings, Ltd....................   342,000    671,668
    Haitong Securities Co., Ltd., Class H..................   523,600    527,522
*   Hanergy Thin Film Power Group, Ltd.....................   190,000    121,143
    Harbin Bank Co., Ltd., Class H.........................   359,000     83,506
#   Harbin Electric Co., Ltd., Class H.....................   270,000     76,364
*   Harmonicare Medical Holdings, Ltd......................    99,000     28,418
#*  HC Group, Inc..........................................   186,500    121,210
*   Health and Happiness H&H International Holdings, Ltd...   108,500    619,148
    Hengan International Group Co., Ltd....................   205,500  1,633,596
*   Hengdeli Holdings, Ltd.................................   720,000     29,924
*   Hi Sun Technology China, Ltd...........................   753,000     87,446
    Hilong Holding, Ltd....................................   359,000     42,932
    Hisense Kelon Electrical Holdings Co., Ltd., Class H...    48,000     34,845
    HKC Holdings, Ltd......................................    77,000     55,401
*   Honghua Group, Ltd..................................... 1,112,000     70,832
    Honworld Group, Ltd....................................    59,000     27,162
    Hopefluent Group Holdings, Ltd.........................    88,000     28,729
    Hopson Development Holdings, Ltd.......................   276,000    212,210
    HOSA International, Ltd................................   144,000      5,325
*   Hua Han Health Industry Holdings, Ltd.................. 1,494,000     40,389
    Hua Hong Semiconductor, Ltd............................   106,000    185,024
    Huadian Fuxin Energy Corp., Ltd., Class H..............   618,000    111,329
    Huadian Power International Corp., Ltd., Class H.......   402,000    152,479
#   Huaneng Power International, Inc., Sponsored ADR.......       900     19,854
    Huaneng Power International, Inc., Class H.............   508,000    283,162
    Huaneng Renewables Corp., Ltd., Class H................ 2,890,000    743,813
    Huatai Securities Co., Ltd., Class H...................   110,600    178,061
    Huazhong In-Vehicle Holdings Co., Ltd..................   218,000     33,698
    Huazhu Group, Ltd., ADR................................    36,920    965,827
    Huishang Bank Corp., Ltd., Class H.....................   268,400    116,181
*   Hydoo International Holding, Ltd.......................   236,000     12,602
    IMAX China Holding, Inc................................    90,000    210,282
    Industrial & Commercial Bank of China, Ltd., Class H... 6,159,000  4,178,713
    Inner Mongolia Yitai Coal Co., Ltd., Class H...........    33,600     28,861
*   JD.com, Inc., ADR......................................     9,184    216,008
#*  Jiangnan Group, Ltd....................................   504,000     23,510
    Jiangsu Expressway Co., Ltd., Class H..................   190,000    254,882
#   Jiangxi Copper Co., Ltd., Class H......................   359,000    396,540
    Jiayuan International Group, Ltd.......................   443,055    777,735
#*  Jinchuan Group International Resources Co., Ltd........   366,000     31,482
#   Jingrui Holdings, Ltd..................................   206,000     53,142
#*  JinkoSolar Holding Co., Ltd., ADR......................    10,086     81,293
    Jinmao Hotel and Jinmao China Hotel Investments and
      Management, Ltd......................................    53,500     26,802
    JNBY Design, Ltd.......................................   117,500    180,525
    Joy City Property, Ltd................................. 1,450,000    154,131
    Ju Teng International Holdings, Ltd....................   328,000     83,905
#*  Jumei International Holding, Ltd., ADR.................     4,000      7,760
    Jutal Offshore Oil Services, Ltd.......................   142,000     18,253
    K Wah International Holdings, Ltd......................   499,072    226,101
    Kaisa Group Holdings, Ltd.............................. 1,335,000    326,483
    Kangda International Environmental Co., Ltd............   244,000     27,169

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
#   Kasen International Holdings, Ltd......................   162,000 $   68,779
    Kingboard Holdings, Ltd................................   341,000    916,004
#   Kingboard Laminates Holdings, Ltd......................   625,000    479,807
    Kingdee International Software Group Co., Ltd..........   220,000    180,414
    Kingsoft Corp., Ltd....................................   195,000    276,863
*   Kong Sun Holdings, Ltd.................................   300,000      5,404
    Koradior Holdings, Ltd.................................    78,000     94,831
#*  KuangChi Science, Ltd..................................   968,000     66,869
    Kunlun Energy Co., Ltd................................. 1,904,000  2,166,343
    KWG Group Holdings, Ltd................................   546,500    419,398
    Le Saunda Holdings, Ltd................................    57,200      7,303
    Lee & Man Chemical Co., Ltd............................    38,000     23,120
    Lee & Man Paper Manufacturing, Ltd.....................   744,000    638,785
#   Lee's Pharmaceutical Holdings, Ltd.....................    44,000     33,044
    Legend Holdings Corp., Class H.........................    72,100    196,096
    Lenovo Group, Ltd...................................... 3,464,000  2,209,308
*   Leoch International Technology, Ltd....................   133,000     11,214
#*  Leyou Technologies Holdings, Ltd.......................   900,000    205,330
*   Li Ning Co., Ltd.......................................   210,000    197,545
*   Lianhua Supermarket Holdings Co., Ltd., Class H........   209,000     48,083
#*  Lifestyle China Group, Ltd.............................   309,500    124,277
#*  Lifetech Scientific Corp...............................   398,000     86,414
#*  Link Motion, Inc., Sponsored ADR.......................    31,632     16,955
#*  Lisi Group Holdings, Ltd...............................   538,000     65,157
    Livzon Pharmaceutical Group, Inc., Class H.............     6,870     20,077
    LK Technology Holdings, Ltd............................   135,000     12,955
    Logan Property Holdings Co., Ltd.......................   634,000    587,150
    Longfor Group Holdings, Ltd............................   427,500  1,038,904
#*  LongiTech Smart Energy Holding, Ltd....................    76,499     18,642
    Lonking Holdings, Ltd..................................   822,000    185,332
#   Luye Pharma Group, Ltd.................................   354,500    275,170
#   LVGEM China Real Estate Investment Co., Ltd............   348,000     97,936
    Maanshan Iron & Steel Co., Ltd., Class H............... 1,090,000    586,996
    Maoye International Holdings, Ltd......................   446,000     31,970
    Metallurgical Corp. of China, Ltd., Class H............   346,000     84,097
    Min Xin Holdings, Ltd..................................    22,000     14,427
*   Mingfa Group International Co., Ltd....................   299,000      2,147
    Minmetals Land, Ltd....................................   846,000    129,805
    Minth Group, Ltd.......................................   378,000  1,228,171
*   MMG, Ltd............................................... 1,184,000    446,241
    MOBI Development Co., Ltd..............................   115,000     11,762
#   Modern Land China Co., Ltd.............................   351,000     44,174
*   Momo, Inc., Sponsored ADR..............................    41,920  1,407,254
#   Nan Hai Corp., Ltd..................................... 7,550,000    175,543
#*  National Agricultural Holdings, Ltd....................   206,000     31,260
*   Nature Home Holding Co., Ltd...........................   110,000     20,518
#   NetDragon Websoft Holdings, Ltd........................    19,500     34,705
    NetEase, Inc., ADR.....................................     9,928  2,063,535
#   New Century Healthcare Holding Co., Ltd................     3,000      2,115
    New China Life Insurance Co., Ltd., Class H............   101,800    477,604
*   New Oriental Education & Technology Group, Inc.,
      Sponsored ADR........................................     3,720    217,657
#*  New Provenance Everlasting Holdings, Ltd............... 5,350,000     28,687
*   New World Department Store China, Ltd..................   182,000     36,260
    Nexteer Automotive Group, Ltd..........................   506,000    713,499
    Nine Dragons Paper Holdings, Ltd....................... 1,107,000  1,060,161
*   Noah Holdings, Ltd., ADR...............................     3,563    134,361
*   North Mining Shares Co., Ltd........................... 4,700,000     16,248
    NVC Lighting Holdings, Ltd.............................   480,000     31,350
#*  O-Net Technologies Group, Ltd..........................    86,000     37,345

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Orient Securities Co., Ltd., Class H...................    94,000 $   61,903
    Overseas Chinese Town Asia Holdings, Ltd...............   120,000     33,891
#   Ozner Water International Holding, Ltd.................   150,000     32,333
#   Pacific Online, Ltd....................................   129,000     17,637
#*  Panda Green Energy Group, Ltd.......................... 1,632,000     61,499
*   Parkson Retail Group, Ltd..............................   415,500     36,625
#   PAX Global Technology, Ltd.............................   334,000    164,661
    People's Insurance Co. Group of China, Ltd. (The),
      Class H.............................................. 1,085,000    443,767
    PetroChina Co., Ltd., ADR..............................     1,900    138,016
    PetroChina Co., Ltd., Class H.......................... 3,834,000  2,756,735
    Phoenix Media Investment Holdings, Ltd.................   556,000     42,690
*   Phoenix New Media, Ltd., ADR...........................     9,125     29,382
    PICC Property & Casualty Co., Ltd., Class H............   834,000    810,681
    Ping An Insurance Group Co. of China, Ltd., Class H....   712,000  6,731,268
    Poly Culture Group Corp., Ltd., Class H................    37,800     43,468
    Poly Property Group Co., Ltd...........................   872,000    261,329
    Postal Savings Bank of China Co., Ltd., Class H........   220,000    131,628
    Pou Sheng International Holdings, Ltd..................   921,000    175,109
    Powerlong Real Estate Holdings, Ltd....................   543,000    186,339
*   PW Medtech Group, Ltd..................................   327,000     54,836
#   Q Technology Group Co., Ltd............................   218,000    103,824
*   Qingdao Port International Co., Ltd., Class H..........   290,000    168,758
    Qingling Motors Co., Ltd., Class H.....................   330,000     85,556
#   Qinhuangdao Port Co., Ltd., Class H....................   195,500     42,488
*   Qinqin Foodstuffs Group Cayman Co., Ltd................     8,900      2,485
    Red Star Macalline Group Corp., Ltd., Class H..........    85,480     75,622
#   Redco Group............................................   656,000    297,196
    Regal International Airport Group Co., Ltd., Class H...    50,000     44,817
*   Renhe Commercial Holdings Co., Ltd..................... 5,416,000    180,138
#   Renren, Inc., ADR......................................     5,178      7,405
*   Rentian Technology Holdings, Ltd.......................   940,000     17,267
*   REXLot Holdings, Ltd................................... 4,800,000      7,998
    Road King Infrastructure, Ltd..........................    83,000    128,477
#*  Ronshine China Holdings, Ltd...........................   326,500    368,393
*   Royale Furniture Holdings, Ltd.........................   270,000     23,806
    Sany Heavy Equipment International Holdings Co.,
       Ltd. ...............................................   408,000    117,689
#   Seaspan Corp...........................................    18,977    169,654
#*  Semiconductor Manufacturing International Corp......... 1,215,599  1,004,130
#*  Semiconductor Manufacturing International Corp., ADR...    30,682    129,478
    Shandong Chenming Paper Holdings, Ltd., Class H........   285,750    160,910
    Shandong Weigao Group Medical Polymer Co., Ltd.,
      Class H..............................................   476,000    426,376
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H......    90,200     45,309
#   Shanghai Electric Group Co., Ltd., Class H.............   276,000     89,829
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H.    16,500     49,616
*   Shanghai Fudan Microelectronics Group Co., Ltd.,
      Class H..............................................   112,000    122,579
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co.,
      Ltd., Class H........................................    93,000     42,824
    Shanghai Haohai Biological Technology Co., Ltd.,
      Class H..............................................     9,300     48,728
    Shanghai Industrial Holdings, Ltd......................   181,000    381,184
#   Shanghai Industrial Urban Development Group, Ltd.......   936,000    141,269
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd., Class H........................................   702,000    164,378
#   Shanghai La Chapelle Fashion Co., Ltd., Class H........    29,800     26,592
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H....   192,900    427,178
*   Shanghai Prime Machinery Co., Ltd., Class H............   320,000     44,950
#*  Shanghai Zendai Property, Ltd.......................... 1,300,000     18,353
    Shengjing Bank Co., Ltd., Class H......................   128,500     56,591
    Shenguan Holdings Group, Ltd...........................   248,000     12,514
    Shenzhen Expressway Co., Ltd., Class H.................   178,000    164,056
    Shenzhen International Holdings, Ltd...................   511,439    979,832
    Shenzhen Investment, Ltd............................... 1,396,329    401,898

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Shenzhou International Group Holdings, Ltd.............   126,000 $1,396,911
    Shimao Property Holdings, Ltd..........................   733,000  1,444,332
*   Shougang Concord International Enterprises Co., Ltd.... 3,384,000     75,877
    Shougang Fushan Resources Group, Ltd...................   878,000    177,725
    Shui On Land, Ltd...................................... 1,570,000    317,302
*   Shunfeng International Clean Energy, Ltd...............   566,000     20,855
    Sichuan Expressway Co., Ltd., Class H..................   236,000     70,002
    Sihuan Pharmaceutical Holdings Group, Ltd.............. 1,594,000    324,563
*   Silver Grant International Industries, Ltd.............   478,000    103,850
*   SINA Corp..............................................       805     50,965
    Sino Biopharmaceutical, Ltd............................ 1,564,500  1,412,105
*   Sino Oil And Gas Holdings, Ltd.........................   445,499      8,523
*   Sinofert Holdings, Ltd.................................   754,000     84,782
*   Sinolink Worldwide Holdings, Ltd.......................   666,000     51,192
#   SinoMedia Holding, Ltd.................................    54,000     11,931
    Sino-Ocean Group Holding, Ltd.......................... 1,223,500    480,953
    Sinopec Engineering Group Co., Ltd., Class H...........   526,000    489,997
    Sinopec Kantons Holdings, Ltd..........................   432,000    176,298
    Sinopec Shanghai Petrochemical Co., Ltd., Class H...... 1,710,000    751,449
    Sinopharm Group Co., Ltd., Class H.....................   373,200  1,807,911
    Sinosoft Technology Group, Ltd.........................   297,400     85,204
#   Sinotrans Shipping, Ltd................................   557,500    186,428
    Sinotrans, Ltd., Class H...............................   815,000    285,111
    Sinotruk Hong Kong, Ltd................................   369,000    533,563
    Skyfame Realty Holdings, Ltd........................... 1,230,000    211,746
    Skyworth Digital Holdings, Ltd.........................   743,989    172,291
#*  SMI Holdings Group, Ltd................................   336,799    100,499
    SOHO China, Ltd........................................ 1,222,500    415,585
*   Sohu.com, Ltd., ADR....................................     5,397     97,524
#*  Sparkle Roll Group, Ltd................................   648,000     26,459
    Springland International Holdings, Ltd.................   414,000     84,607
*   SPT Energy Group, Inc..................................   132,000      9,754
*   SRE Group, Ltd......................................... 1,778,000     33,587
    SSY Group, Ltd.........................................   771,026    651,410
#*  Starrise Media Holdings, Ltd...........................   122,000     20,672
    Summi Group Holdings, Ltd..............................   100,000      2,569
    Sun Art Retail Group, Ltd.............................. 1,092,500  1,197,829
#   Sun King Power Electronics Group.......................   176,000     22,516
    Sunac China Holdings, Ltd..............................   601,000  1,644,924
    Sunny Optical Technology Group Co., Ltd................   118,000  1,030,244
*   Sunshine 100 China Holdings, Ltd.......................   272,000    131,926
#   Symphony Holdings, Ltd.................................   380,000     48,996
*   TAL Education Group, ADR...............................    24,434    708,097
    Tang Palace China Holdings, Ltd........................   222,000     31,341
#   Tarena International, Inc., ADR........................     6,722     58,145
*   Taung Gold International, Ltd.......................... 3,820,000     17,519
    TCL Electronics Holdings, Ltd..........................   301,666    122,954
*   Tech Pro Technology Development, Ltd................... 1,538,000      2,510
*   Technovator International, Ltd.........................   148,000     20,036
    Ten Pao Group Holdings, Ltd............................   116,000      7,414
    Tencent Holdings, Ltd..................................   225,200  7,715,185
    Tenwow International Holdings, Ltd.....................   224,000     10,854
*   Tesson Holdings, Ltd...................................    99,000     11,727
    Texhong Textile Group, Ltd.............................   166,000    200,496
#   Tian An China Investment Co., Ltd......................   148,000     79,043
    Tian Ge Interactive Holdings, Ltd......................   127,000     66,980
#   Tiangong International Co., Ltd........................   390,000     86,697
#*  Tianjin Capital Environmental Protection Group Co.,
      Ltd., Class H. ......................................   120,000     44,191
    Tianjin Development Holdings, Ltd......................   134,000     42,622

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                           --------- ----------
CHINA -- (Continued)
    Tianjin Port Development Holdings, Ltd................ 1,154,000 $  117,704
    Tianneng Power International, Ltd.....................   398,000    319,399
    Tianyun International Holdings, Ltd...................   138,000     21,155
*   Tibet Water Resources, Ltd............................   288,000     82,218
    Tingyi Cayman Islands Holding Corp....................   562,000    832,686
    Tomson Group, Ltd.....................................   220,196     61,654
    Tong Ren Tang Technologies Co., Ltd., Class H.........   298,000    426,806
#   Tongda Group Holdings, Ltd............................ 1,690,000    218,594
    Tonly Electronics Holdings, Ltd.......................    26,000     16,619
#   Top Spring International Holdings, Ltd................    91,000     23,892
    Towngas China Co., Ltd................................   270,732    197,240
    TPV Technology, Ltd...................................   282,000     23,066
    TravelSky Technology, Ltd., Class H...................   113,000    274,499
    Trigiant Group, Ltd...................................   222,000     25,283
*   Truly International Holdings, Ltd.....................   412,000     60,152
    Tsaker Chemical Group, Ltd............................   108,500     73,222
    Tsingtao Brewery Co., Ltd., Class H...................    26,000    102,817
#*  Tuniu Corp., Sponsored ADR............................     2,400     15,264
    Uni-President China Holdings, Ltd.....................   398,000    387,190
#   United Energy Group, Ltd.............................. 3,470,000    677,458
#*  V1 Group, Ltd.........................................   846,000     51,783
#   Vinda International Holdings, Ltd.....................    72,000    104,141
*   Vipshop Holdings, Ltd., ADR...........................   144,045    700,059
    Wanguo International Mining Group, Ltd................    70,000     15,364
#   Want Want China Holdings, Ltd......................... 1,421,000  1,016,611
    Wasion Holdings, Ltd..................................   222,000    108,896
#*  Weibo Corp., Sponsored ADR............................     2,986    176,204
    Weichai Power Co., Ltd., Class H...................... 1,003,000    991,566
    Weiqiao Textile Co., Class H..........................    90,000     28,006
    West China Cement, Ltd................................ 1,502,000    222,991
    Wisdom Education International Holdings Co., Ltd......    74,000     33,302
#   Wisdom Sports Group...................................   194,000     14,895
#   Xiabuxiabu Catering Management China Holdings Co.,
      Ltd.................................................   219,000    274,973
    Xiamen International Port Co., Ltd., Class H..........   488,000     64,102
*   Xinchen China Power Holdings, Ltd.....................   176,000     12,820
    Xingda International Holdings, Ltd....................   394,797    106,593
    Xingfa Aluminium Holdings, Ltd........................    55,000     36,223
    Xinghua Port Holdings, Ltd............................    35,125      4,339
    Xinhua Winshare Publishing and Media Co., Ltd.,
      Class H. ...........................................   129,000     80,911
    Xinjiang Goldwind Science & Technology Co., Ltd.,
      Class H.............................................   146,380    109,311
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H....   367,000     34,240
    Xinyi Solar Holdings, Ltd............................. 1,718,274    537,597
#   Xinyuan Real Estate Co., Ltd., ADR....................    16,785     69,322
    Xtep International Holdings, Ltd......................   332,000    182,135
#   Yadea Group Holdings, Ltd.............................   510,000    158,928
*   Yanchang Petroleum International, Ltd................. 1,420,000     13,468
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd.
      Co., Class H........................................    83,000    203,317
    Yanzhou Coal Mining Co., Ltd., Class H................ 1,268,000  1,205,970
#*  Yashili International Holdings, Ltd...................   337,000     58,223
#   Yeebo International Holdings, Ltd.....................    76,000     10,107
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd.,
      Class H.............................................    46,000    157,658
    Yida China Holdings, Ltd..............................    84,000     28,489
#   Yihai International Holding, Ltd......................   194,000    426,304
    Yip's Chemical Holdings, Ltd..........................    84,000     25,482
#   Yirendai, Ltd., ADR...................................     9,977    155,242
#*  Youyuan International Holdings, Ltd...................   239,000     79,013
*   Yuanda China Holdings, Ltd............................   374,000      3,872
*   YuanShengTai Dairy Farm, Ltd..........................   185,000      4,111
    Yuexiu Property Co., Ltd.............................. 2,952,000    468,440

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
CHINA -- (Continued)
    Yuexiu Transport Infrastructure, Ltd...................   210,000 $    168,303
    Yum China Holdings, Inc................................    34,520    1,245,482
    Yunnan Water Investment Co., Ltd., Class H.............   126,000       33,862
    Yuzhou Properties Co., Ltd.............................   976,000      348,443
*   YY, Inc., ADR..........................................    22,452    1,434,683
    Zhaojin Mining Industry Co., Ltd., Class H.............   300,000      265,362
    Zhejiang Expressway Co., Ltd., Class H.................   400,000      336,355
    Zhengzhou Coal Mining Machinery Group Co., Ltd.,
      Class H..............................................    76,800       39,277
*   Zhong An Real Estate, Ltd.............................. 1,326,000       45,719
    Zhongsheng Group Holdings, Ltd.........................   307,500      562,144
#   Zhongyu Gas Holdings, Ltd..............................   189,477      128,489
#   Zhou Hei Ya International Holdings Co., Ltd............   319,500      164,435
#*  Zhuguang Holdings Group Co., Ltd.......................    68,000       12,602
    Zhuhai Holdings Investment Group, Ltd..................   204,000       21,412
    Zhuzhou CRRC Times Electric Co., Ltd., Class H.........   102,800      551,074
    Zijin Mining Group Co., Ltd., Class H.................. 2,618,000      979,297
#   Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................   534,200      171,367
*   ZTE Corp., Class H.....................................    11,960       18,306
#   ZTO Express Cayman, Inc., ADR..........................    24,162      391,908
                                                                      ------------
TOTAL CHINA................................................            229,157,404
                                                                      ------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA.....................................    87,587      378,151
    Banco de Bogota SA.....................................     4,188       83,279
    Bancolombia SA, Sponsored ADR..........................     6,979      257,804
    Bancolombia SA.........................................    21,565      202,823
    Celsia SA ESP..........................................   106,918      132,174
    Cementos Argos SA......................................    35,145       76,632
*   CEMEX Latam Holdings SA................................    45,944       71,353
*   Corp. Financiera Colombiana SA.........................    18,333      112,179
#   Ecopetrol SA, Sponsored ADR............................     3,500       81,410
    Ecopetrol SA...........................................   620,580      720,909
    Grupo Argos SA.........................................    39,685      184,896
    Grupo Aval Acciones y Valores SA, ADR..................    14,616      102,750
    Grupo de Inversiones Suramericana SA...................    17,516      170,834
    Grupo Energia Bogota SA ESP............................    61,864       35,645
    Grupo Nutresa SA.......................................    25,403      175,955
    Interconexion Electrica SA ESP.........................    67,282      249,943
    Promigas SA ESP........................................    11,599       18,842
                                                                      ------------
TOTAL COLOMBIA.............................................              3,055,579
                                                                      ------------
CZECH REPUBLIC -- (0.0%)
    CEZ A.S................................................    36,292      863,517
    Komercni banka A.S.....................................     1,600       60,718
    Moneta Money Bank A.S..................................   130,444      432,509
    O2 Czech Republic A.S..................................     7,324       76,999
    Philip Morris CR A.S...................................        60       37,704
                                                                      ------------
TOTAL CZECH REPUBLIC.......................................              1,471,447
                                                                      ------------
DENMARK -- (1.2%)
*   ALK-Abello A.S.........................................     2,117      339,151
    Alm Brand A.S..........................................    25,496      213,512
    Ambu A.S., Class B.....................................    33,020      687,862
    AP Moller - Maersk A.S., Class A.......................       262      310,917
    AP Moller - Maersk A.S., Class B.......................       485      612,172
*   Bang & Olufsen A.S.....................................    11,980      248,870
    BankNordik P/F.........................................     1,133       19,345
#*  Bavarian Nordic A.S....................................    11,744      271,436

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 DENMARK -- (Continued)
     Brodrene Hartmann A.S..................................  1,589 $    75,484
     Carlsberg A.S., Class B................................ 13,314   1,468,755
     Chr Hansen Holding A.S................................. 16,630   1,678,666
     Coloplast A.S., Class B................................  5,200     485,230
     Columbus A.S........................................... 21,762      51,668
 *   D/S Norden A.S......................................... 11,207     154,786
     Danske Bank A.S........................................ 61,217   1,171,609
     DFDS A.S............................................... 11,409     488,311
     DSV A.S................................................ 39,340   3,156,034
     FLSmidth & Co. A.S..................................... 17,580     922,432
 #*  Genmab A.S.............................................  1,231     168,443
     GN Store Nord A.S...................................... 61,463   2,607,178
     H Lundbeck A.S......................................... 25,729   1,200,043
 #*  H+H International A.S., Class B........................  8,611     141,600
     IC Group A.S...........................................  2,462      18,993
     ISS A.S................................................ 34,880   1,145,500
     Jyske Bank A.S......................................... 25,569   1,044,006
     Matas A.S.............................................. 10,707     103,411
 *   Nilfisk Holding A.S.................................... 19,739     774,800
 #*  NKT A.S................................................ 10,339     194,476
     NNIT A.S...............................................  4,072     115,146
     Novo Nordisk A.S., Sponsored ADR.......................  5,344     230,754
     Novo Nordisk A.S., Class B............................. 64,873   2,801,641
     Novozymes A.S., Class B................................ 27,912   1,378,434
     Orsted A.S.............................................  5,776     366,260
 #   Pandora A.S............................................ 22,006   1,375,290
     Parken Sport & Entertainment A.S.......................  1,486      17,237
     Per Aarsleff Holding A.S...............................  6,846     223,906
 #   Ringkjoebing Landbobank A.S............................  8,384     426,126
     Rockwool International A.S., Class A...................    293      83,786
     Rockwool International A.S., Class B...................  2,636     900,611
     Royal Unibrew A.S...................................... 29,265   2,076,709
     RTX A.S................................................  2,334      60,915
 *   Santa Fe Group A.S.....................................  3,545       8,284
     Scandinavian Tobacco Group A.S., Class A...............  1,607      24,380
     Schouw & Co., A.S......................................  5,590     456,466
     SimCorp A.S............................................ 11,978     922,247
     Solar A.S., Class B....................................  1,975     105,801
     Spar Nord Bank A.S..................................... 29,951     248,172
     Sydbank A.S............................................ 28,936     668,343
     Tivoli A.S.............................................    239      23,139
 #*  TK Development A.S..................................... 12,267      10,861
     Topdanmark A.S......................................... 26,504   1,259,829
 #   Tryg A.S............................................... 29,821     718,864
     United International Enterprises.......................    421      94,548
     Vestas Wind Systems A.S................................ 51,221   3,212,088
 *   Vestjysk Bank A.S......................................  6,101       1,876
 #*  William Demant Holding A.S............................. 28,692     943,155
 *   Zealand Pharma A.S.....................................  3,393      43,195
                                                                    -----------
 TOTAL DENMARK..............................................         38,552,753
                                                                    -----------
 EGYPT -- (0.0%)
     Commercial International Bank Egypt S.A.E., GDR........ 26,910     117,009
                                                                    -----------
 FINLAND -- (1.3%)
 #   Ahlstrom-Munksjo Oyj...................................  4,427      69,011
     Aktia Bank Oyj......................................... 11,556     112,548
     Alma Media Oyj.........................................  7,872      58,664
     Amer Sports Oyj........................................ 51,690   1,921,410

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    Asiakastieto Group Oyj.................................     842 $    27,696
    Atria Oyj..............................................   5,381      51,562
#*  BasWare Oyj............................................     560      12,624
#   Bittium Oyj............................................  12,067      79,963
    Cargotec Oyj, Class B..................................  13,876     576,716
#*  Caverion Oyj...........................................   4,401      27,545
#   Citycon Oyj............................................ 102,500     199,208
    Cramo Oyj..............................................  18,912     360,510
    Digia Oyj..............................................   4,257      13,716
    Elisa Oyj..............................................  40,282   1,602,661
    Finnair Oyj............................................  35,294     265,125
    Fiskars Oyj Abp........................................   8,210     151,372
    Fortum Oyj.............................................  89,607   1,886,290
    F-Secure Oyj...........................................  22,353      58,300
    HKScan Oyj, Class A....................................  13,829      29,925
#   Huhtamaki Oyj..........................................  67,985   1,906,125
    Kemira Oyj.............................................  76,521     938,521
    Kesko Oyj, Class A.....................................   2,475     138,908
    Kesko Oyj, Class B.....................................  21,354   1,247,128
    Kone Oyj, Class B......................................  19,362     942,435
    Konecranes Oyj.........................................  29,868   1,069,601
    Lassila & Tikanoja Oyj.................................  15,357     276,288
    Metsa Board Oyj........................................  81,496     712,725
    Metso Oyj..............................................  58,039   1,832,402
    Neste Oyj..............................................  29,236   2,400,718
    Nokia Oyj.............................................. 464,259   2,622,406
#   Nokia Oyj..............................................  66,112     375,052
    Nokia Oyj, Sponsored ADR...............................  20,625     115,913
    Nokian Renkaat Oyj.....................................  64,321   2,045,945
    Olvi Oyj, Class A......................................   5,031     168,339
    Oriola Oyj, Class B....................................  62,916     192,177
    Orion Oyj, Class A.....................................   5,197     179,820
    Orion Oyj, Class B.....................................  29,398   1,011,271
    Outokumpu Oyj.......................................... 126,895     531,905
*   Outotec Oyj............................................  37,799     146,199
#   Pihlajalinna Oyj.......................................     890       9,061
    Ponsse Oyj.............................................   3,929     120,843
    Raisio Oyj, Class V....................................  45,475     139,487
    Ramirent Oyj...........................................  65,606     478,965
    Raute Oyj, Class A.....................................     344       9,743
    Revenio Group Oyj......................................   5,418      78,555
    Sampo Oyj, Class A.....................................  52,382   2,408,894
    Sanoma Oyj.............................................  54,111     609,695
#*  Stockmann Oyj Abp (5462393), Class B...................  10,970      37,443
    Stora Enso Oyj, Class R................................ 188,447   2,831,454
    Teleste Oyj............................................     754       5,379
    Tieto Oyj..............................................  18,537     596,690
#   Tikkurila Oyj..........................................  18,494     251,851
    Tokmanni Group Corp....................................  31,236     253,363
    UPM-Kymmene Oyj........................................ 158,274   5,088,309
    Uponor Oyj.............................................  16,645     180,268
    Vaisala Oyj, Class A...................................   3,346      65,502
    Valmet Oyj.............................................  66,555   1,515,382
    Wartsila Oyj Abp.......................................  81,384   1,384,797
#   YIT Oyj................................................  57,120     325,327
                                                                    -----------
TOTAL FINLAND..............................................          42,749,732
                                                                    -----------
FRANCE -- (5.6%)
    ABC arbitrage..........................................   8,870      64,108

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     Accor SA...............................................   5,124 $  234,128
     Actia Group............................................   5,196     24,872
     Aeroports de Paris.....................................   3,461    723,878
 *   Air France-KLM......................................... 126,580  1,223,799
     Air Liquide SA.........................................  24,303  2,937,898
     Airbus SE..............................................  23,517  2,598,963
     Akka Technologies......................................   3,102    204,341
     AKWEL..................................................   7,562    150,597
     Albioma SA.............................................  13,187    256,230
 #   Alstom SA..............................................  31,368  1,369,924
     Altamir................................................   3,771     65,991
     Alten SA...............................................   9,904    954,452
 #   Altran Technologies SA.................................  98,879    980,050
 *   Amplitude Surgical SAS.................................   3,043     11,086
     Amundi SA..............................................   7,645    454,157
     Antalis International SAS..............................   5,947      7,582
     Arkema SA..............................................  35,750  3,750,661
     Assystem...............................................   4,086    118,731
     Atos SE................................................  25,402  2,172,560
     Aubay..................................................   3,407    121,238
     AXA SA................................................. 158,718  3,972,184
     Axway Software SA......................................   1,582     25,048
 #   Bastide le Confort Medical.............................   1,581     62,744
     Beneteau SA............................................  16,134    267,483
     Bigben Interactive.....................................   3,747     32,957
     BioMerieux.............................................  10,109    770,896
     BNP Paribas SA.........................................  91,993  4,794,127
     Boiron SA..............................................   3,961    237,160
     Bollore SA............................................. 114,832    485,830
     Bonduelle SCA..........................................   8,038    285,121
 #*  Bourbon Corp...........................................   8,281     48,421
     Bouygues SA............................................  55,513  2,022,377
     Bureau Veritas SA......................................  50,889  1,148,060
     Burelle SA.............................................      13     13,827
     Capgemini SE...........................................   9,393  1,146,929
     Carrefour SA........................................... 250,452  4,857,210
 #   Casino Guichard Perrachon SA...........................  20,964    924,570
 *   Cegedim SA.............................................     750     18,752
     Chargeurs SA...........................................   5,362    115,822
     Cie de Saint-Gobain....................................  98,874  3,724,725
     Cie des Alpes..........................................   3,739    114,086
     Cie Generale des Etablissements Michelin SCA...........  44,861  4,592,624
     Cie Plastic Omnium SA..................................  36,230  1,007,274
     CNP Assurances.........................................  34,317    764,840
 *   Coface SA..............................................  32,262    322,398
     Credit Agricole SA.....................................  93,108  1,192,476
     Danone SA, Sponsored ADR...............................     930     13,159
     Danone SA..............................................  28,398  2,010,958
     Dassault Aviation SA...................................      97    160,869
     Dassault Systemes SE...................................   8,965  1,122,279
     Dassault Systemes SE, Sponsored ADR....................     288     36,125
     Derichebourg SA........................................  50,289    241,930
     Devoteam SA............................................   1,727    190,000
     Edenred................................................  53,911  2,045,014
     Eiffage SA.............................................  41,936  4,095,551
     Electricite de France SA............................... 155,164  2,570,764
     Elior Group SA.........................................  44,697    642,935
     Elis SA................................................  33,071    666,849
 #   Engie SA............................................... 190,964  2,537,376

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     Eramet.................................................   6,044 $  556,389
     EssilorLuxottica SA....................................  22,106  3,019,205
     Esso SA Francaise......................................   1,283     50,578
 *   Etablissements Maurel et Prom..........................   7,093     32,812
     Eurofins Scientific SE.................................   1,644    828,482
     Euronext NV............................................  19,753  1,215,450
 #   Europcar Mobility Group................................  52,805    499,670
     Eutelsat Communications SA.............................  97,976  1,984,464
     Exel Industries, Class A...............................     664     50,845
     Faurecia SA............................................  34,459  1,670,515
     Fleury Michon SA.......................................     178      9,200
 *   Fnac Darty SA (V7VQL46)................................   9,259    658,258
     Gaztransport Et Technigaz SA...........................   7,032    519,735
     Getlink................................................ 105,857  1,331,502
     GL Events..............................................   7,032    150,337
     Groupe Crit............................................   1,786    119,394
     Groupe Open............................................   1,509     36,780
     Guerbet................................................   4,015    254,684
     Haulotte Group SA......................................   4,122     46,652
     Hermes International...................................   1,290    736,463
 *   ID Logistics Group.....................................     555     93,650
 #   Iliad SA...............................................   1,729    199,847
     Imerys SA..............................................  15,262    940,797
     Ingenico Group SA......................................  27,856  1,971,507
     Interparfums SA........................................   1,662     68,721
     Ipsen SA...............................................   4,514    625,881
     IPSOS..................................................  15,047    400,679
     Jacquet Metal Service SA...............................   7,037    145,749
     JCDecaux SA............................................   7,506    246,405
     Kaufman & Broad SA.....................................   9,918    406,769
     Kering SA..............................................   2,552  1,134,335
 #   Korian SA..............................................  20,039    789,536
     Lagardere SCA..........................................  75,284  2,057,867
     Laurent-Perrier........................................     280     28,708
     Le Belier..............................................   1,864     71,783
     Lectra.................................................   9,699    205,375
     Legrand SA.............................................  31,158  2,034,647
     Linedata Services......................................   2,487     85,259
     LISI...................................................  11,190    325,921
     LNA Sante SA...........................................   2,930    154,951
     L'Oreal SA.............................................   7,750  1,746,123
     LVMH Moet Hennessy Louis Vuitton SE....................  11,324  3,435,763
     Maisons du Monde SA....................................   3,763     94,334
 #   Maisons France Confort SA..............................   1,748     64,982
     Manitou BF SA..........................................   2,358     66,403
     Manutan International..................................     283     18,931
     Mersen SA..............................................   5,240    172,872
 *   METabolic EXplorer SA..................................  13,465     27,559
     Metropole Television SA................................  18,765    363,212
     Natixis SA............................................. 190,813  1,113,947
     Neopost SA.............................................  15,671    503,660
 #   Nexans SA..............................................  14,464    417,406
     Nexity SA..............................................  19,795    946,614
 #*  Nicox..................................................   5,711     33,615
     NRJ Group..............................................   4,833     42,654
     Oeneo SA...............................................  11,145    112,766
 #*  Onxeo SA...............................................  18,073     19,773
     Orange SA, Sponsored ADR...............................   5,502     85,556
     Orange SA.............................................. 390,196  6,090,316

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FRANCE -- (Continued)
    Orpea..................................................  11,303 $ 1,391,544
#*  Parrot SA..............................................   5,310      24,453
    Pernod Ricard SA.......................................   2,200     335,471
    Peugeot SA............................................. 282,821   6,722,876
*   Pierre & Vacances SA...................................   1,511      33,458
#   Plastivaloire..........................................   5,908      73,821
    PSB Industries SA......................................     388      20,169
#   Publicis Groupe SA, ADR................................   2,568      37,108
    Publicis Groupe SA.....................................  57,454   3,325,835
#   Rallye SA..............................................   9,436     104,739
#*  Recylex SA.............................................   5,631      39,557
    Renault SA.............................................  34,417   2,570,052
    Rexel SA............................................... 121,253   1,545,650
    Robertet SA............................................     157      93,163
    Rothschild & Co........................................   1,736      69,174
    Rubis SCA..............................................  24,542   1,266,222
    Safran SA..............................................  12,282   1,587,177
    Sanofi, ADR............................................   1,453      64,978
    Sanofi.................................................  72,266   6,457,731
    Sartorius Stedim Biotech...............................   2,628     325,638
    Savencia SA............................................   1,740     127,704
    Schneider Electric SE..................................  35,608   2,574,853
    Schneider Electric SE..................................     523      38,113
    SCOR SE................................................  44,892   2,074,494
    SEB SA.................................................   6,864     984,203
    Seche Environnement SA.................................     274       8,088
    SES SA................................................. 186,615   4,005,202
    Societe BIC SA.........................................   5,971     571,622
    Societe Generale SA....................................  67,647   2,479,786
    Societe Marseillaise du Tunnel Prado-Carenage SA.......     433       8,534
    Societe pour l'Informatique Industrielle...............   3,659      91,645
#   Sodexo SA..............................................  11,414   1,165,106
#*  SOITEC.................................................   5,386     383,770
#*  Solocal Group.......................................... 173,704     140,843
    Somfy SA...............................................   3,391     262,189
    Sopra Steria Group.....................................   7,112     787,708
    SPIE SA................................................  47,646     745,974
*   Stallergenes Greer P.L.C...............................     575      17,630
#*  Ste Industrielle d'Aviation Latecoere SA...............  28,250     108,913
    Stef SA................................................   2,270     208,002
    STMicroelectronics NV.................................. 123,790   1,881,785
#   STMicroelectronics NV..................................   5,594      85,197
    Suez...................................................  60,158     867,737
    Sword Group............................................   1,094      41,822
    Synergie SA............................................   5,310     162,021
#   Tarkett SA.............................................  19,632     431,293
#*  Technicolor SA.........................................  66,788      85,145
    Teleperformance........................................  16,359   2,694,198
    Television Francaise 1.................................  34,570     351,617
*   Tessi SA...............................................     332      49,164
    Thales SA..............................................  12,409   1,584,853
    Thermador Groupe.......................................   1,268      68,142
    Total Gabon............................................     171      27,161
#   Total SA............................................... 193,992  11,382,563
    TOTAL SA, Sponsored ADR................................  16,522     968,183
*   Touax SA...............................................   2,688      18,171
    Trigano SA.............................................   4,331     439,714
*   Ubisoft Entertainment SA...............................  25,742   2,309,123
    Union Financiere de France BQE SA......................     437      13,309

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
FRANCE -- (Continued)
    Valeo SA...............................................  29,024 $    936,147
#*  Vallourec SA........................................... 140,775      665,465
*   Valneva SE.............................................   8,108       30,836
    Veolia Environnement SA, ADR...........................   1,217       24,237
    Veolia Environnement SA................................  33,326      664,170
    Vetoquinol SA..........................................     997       55,840
    Vicat SA...............................................   7,230      388,544
    Vilmorin & Cie SA......................................   2,302      137,100
    Vinci SA...............................................  30,890    2,749,191
*   Virbac SA..............................................   1,379      221,276
    Vivendi SA.............................................  40,857      985,402
    Vranken-Pommery Monopole SA............................     537       14,592
*   Worldline SA...........................................   9,358      492,336
    XPO Logistics Europe SADIR.............................      32       11,729
                                                                    ------------
TOTAL FRANCE...............................................          182,534,542
                                                                    ------------
GERMANY -- (5.1%)
    1&1 Drillisch AG.......................................   1,553       69,274
    7C Solarparken AG......................................   3,384        9,962
    Aareal Bank AG.........................................  25,939      964,964
    Adidas AG..............................................   9,575    2,251,694
    Adler Modemaerkte AG...................................   2,072        7,899
    ADLER Real Estate AG...................................   7,180      116,087
#   ADO Properties SA......................................   4,386      258,693
*   ADVA Optical Networking SE.............................  13,427      109,688
*   AIXTRON SE.............................................  14,963      187,505
    All for One Steeb AG...................................     641       38,166
    Allgeier SE............................................   1,169       42,500
    Allianz SE, Sponsored ADR..............................  21,958      456,287
    Allianz SE.............................................  36,197    7,540,553
    Amadeus Fire AG........................................   1,663      190,248
    Aroundtown SA..........................................  47,797      396,075
    Aurubis AG.............................................  14,454      877,351
    Axel Springer SE.......................................  15,579    1,034,554
    BASF SE................................................ 138,625   10,637,876
    Basler AG..............................................     476       84,213
    Bauer AG...............................................   4,203       70,131
    Bayer AG, Sponsored ADR................................   1,092       20,955
    Bayer AG...............................................  42,793    3,280,187
    Bayerische Motoren Werke AG............................  76,817    6,614,773
    BayWa AG...............................................   4,397      128,046
    Bechtle AG.............................................   8,574      761,435
    Beiersdorf AG..........................................   3,375      348,966
    Bertrandt AG...........................................   1,654      136,877
    bet-at-home.com AG.....................................     325       18,880
    Bijou Brigitte AG......................................     671       27,911
    Bilfinger SE...........................................  11,959      520,949
    Borussia Dortmund GmbH & Co. KGaA......................  51,092      553,167
    Brenntag AG............................................  23,796    1,242,737
    CANCOM SE..............................................   6,354      259,076
    Carl Zeiss Meditec AG..................................   4,552      372,870
    CECONOMY AG............................................  57,033      291,421
    CENIT AG...............................................   3,046       52,353
    CENTROTEC Sustainable AG...............................   1,685       23,790
    Cewe Stiftung & Co. KGAA...............................   3,883      304,204
    comdirect bank AG......................................   3,971       47,019
*   Commerzbank AG......................................... 177,359    1,669,996
    CompuGroup Medical SE..................................   8,899      502,660
    Continental AG.........................................  17,276    2,846,842

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
    Covestro AG............................................  24,692 $ 1,592,357
    CropEnergies AG........................................   6,637      29,584
    CTS Eventim AG & Co. KGaA..............................  17,154     643,103
    Daimler AG............................................. 174,048  10,310,012
    Deutsche Bank AG....................................... 127,499   1,246,141
    Deutsche Bank AG.......................................  45,969     449,117
    Deutsche Beteiligungs AG...............................   5,115     209,187
    Deutsche Boerse AG.....................................  20,104   2,540,593
    Deutsche EuroShop AG...................................  13,778     427,544
    Deutsche Lufthansa AG.................................. 114,289   2,294,137
    Deutsche Pfandbriefbank AG.............................  49,669     659,529
    Deutsche Post AG.......................................  55,972   1,767,331
    Deutsche Telekom AG, Sponsored ADR.....................  13,453     219,957
    Deutsche Telekom AG.................................... 609,489   9,996,641
    Deutsche Wohnen SE.....................................  26,253   1,200,816
    Deutz AG...............................................  96,906     720,761
*   Dialog Semiconductor P.L.C.............................  10,104     266,455
    DIC Asset AG...........................................  13,392     144,418
    Diebold Nixdorf AG.....................................   2,949     190,957
    DMG Mori AG............................................   3,732     180,488
    Dr Hoenle AG...........................................   1,186      92,565
    Draegerwerk AG & Co. KGaA..............................   1,073      52,314
    Duerr AG...............................................  28,782   1,025,628
    E.ON SE................................................ 360,877   3,489,703
    Eckert & Ziegler AG....................................     859      47,517
    EDAG Engineering Group AG..............................   1,908      37,807
    Elmos Semiconductor AG.................................   4,520      93,997
    ElringKlinger AG.......................................  12,064     102,201
    Energiekontor AG.......................................     742      11,876
*   Euromicron AG..........................................   1,664      10,585
    Evonik Industries AG...................................  45,414   1,404,917
    Ferratum Oyj...........................................     610       7,670
    Fielmann AG............................................   7,461     462,802
    First Sensor AG........................................   2,116      40,239
    FORTEC Elektronik AG...................................     461       9,926
    Francotyp-Postalia Holding AG, Class A.................   4,794      20,320
    Fraport AG Frankfurt Airport Services Worldwide........  12,035     929,410
    Freenet AG.............................................  69,507   1,563,412
    Fresenius Medical Care AG & Co. KGaA...................  22,290   1,750,133
    Fresenius SE & Co. KGaA................................  27,645   1,757,000
    Fuchs Petrolub SE......................................   9,534     412,803
    GEA Group AG...........................................  13,235     402,159
    Gerresheimer AG........................................  18,584   1,309,719
*   Gerry Weber International AG...........................  10,523      34,572
    Gesco AG...............................................   2,798      87,420
    GFT Technologies SE....................................  10,615     121,837
    Grand City Properties SA...............................  10,155     245,505
    GRENKE AG..............................................   1,587     152,199
    H&R GmbH & Co. KGaA....................................   5,091      38,727
    Hamburger Hafen und Logistik AG........................  17,166     363,629
    Hannover Rueck SE......................................   7,542   1,014,255
    Hapag-Lloyd AG.........................................  11,106     410,653
    HeidelbergCement AG....................................  20,710   1,405,472
*   Heidelberger Druckmaschinen AG......................... 166,662     386,088
    Hella GmbH & Co. KGaA..................................  20,061     938,380
    Henkel AG & Co. KGaA...................................   2,436     238,625
    Highlight Communications AG............................   2,448      14,316
    Hochtief AG............................................   3,713     550,223
*   HolidayCheck Group AG..................................  10,948      37,053

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GERMANY -- (Continued)
     Hornbach Baumarkt AG...................................   2,897 $   77,049
     Hugo Boss AG...........................................  22,532  1,610,215
     Indus Holding AG.......................................   8,206    448,041
     Infineon Technologies AG...............................  97,681  1,957,224
     Infineon Technologies AG, ADR..........................   9,006    181,561
 *   Innogy SE..............................................  13,654    569,912
     Isra Vision AG.........................................   3,860    165,577
     IVU Traffic Technologies AG............................   3,512     19,853
     Jenoptik AG............................................   9,668    292,640
     K+S AG.................................................  74,704  1,391,136
     KION Group AG..........................................  41,705  2,437,073
     Kloeckner & Co. SE.....................................  31,651    266,167
     Koenig & Bauer AG......................................   6,842    334,218
     Krones AG..............................................   3,137    280,457
     KWS Saat SE............................................     457    155,254
     Lanxess AG.............................................  39,604  2,451,397
     LEG Immobilien AG......................................  15,856  1,733,203
     Leifheit AG............................................   1,991     35,593
     Leoni AG...............................................  14,675    535,704
 *   LPKF Laser & Electronics AG............................   3,217     23,323
     MAN SE.................................................   1,519    158,238
 *   Manz AG................................................   1,498     47,374
 *   Medigene AG............................................   1,354     16,315
     Merck KGaA.............................................   7,068    756,299
     METRO AG...............................................  93,104  1,400,591
     MLP SE.................................................  18,784    108,355
     MTU Aero Engines AG....................................  15,622  3,317,051
     Muenchener Rueckversicherungs-Gesellschaft AG in
       Muenchen. ...........................................  13,043  2,801,447
     Nemetschek SE..........................................   6,158    809,516
     Nexus AG...............................................   1,117     30,495
 *   Nordex SE..............................................  23,351    216,940
     Norma Group SE.........................................  20,494  1,106,509
     OHB SE.................................................   2,856    101,366
     OSRAM Licht AG.........................................  18,719    758,431
     Paragon GmbH & Co. KGaA................................     760     22,118
     Patrizia Immobilien AG.................................  11,833    203,421
 *   Petro Welt Technologies AG.............................   1,610      8,971
     Pfeiffer Vacuum Technology AG..........................   3,384    420,775
     PNE AG.................................................  31,116     85,163
     Progress-Werk Oberkirch AG.............................     638     21,226
     ProSiebenSat.1 Media SE................................  64,185  1,482,127
     Puma SE................................................     187     96,159
     Puma SE................................................     209    107,591
 *   QIAGEN NV..............................................  14,153    513,740
     QSC AG.................................................  67,038    118,078
     Rational AG............................................     995    576,091
     Rheinmetall AG.........................................  26,853  2,323,958
     RHOEN-KLINIKUM AG......................................   2,551     64,479
     RIB Software SE........................................   4,761     82,167
 *   Rocket Internet SE.....................................   4,832    139,516
     RTL Group SA...........................................   5,116    328,367
     RWE AG................................................. 159,903  3,110,786
     S&T AG.................................................   8,178    203,239
 #   SAF-Holland SA.........................................  13,257    193,213
     Salzgitter AG..........................................  16,916    676,098
     SAP SE, Sponsored ADR..................................   1,405    150,700
     SAP SE.................................................  10,907  1,167,850
 *   Schaltbau Holding AG...................................   1,428     37,082
     Schloss Wachenheim AG..................................     576     12,098

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
GERMANY -- (Continued)
    Secunet Security Networks AG...........................     306 $     32,156
*   Senvion SA.............................................   2,027       11,557
*   SGL Carbon SE..........................................   3,031       30,364
    SHW AG.................................................   2,751       68,993
    Siemens AG.............................................  52,819    6,071,376
    Siltronic AG...........................................  13,071    1,197,104
    Sixt Leasing SE........................................   6,215       89,926
    Sixt SE................................................   7,260      738,016
    SMA Solar Technology AG................................   2,620       61,138
*   SMT Scharf AG..........................................     697       10,343
    Software AG............................................  10,498      469,992
    Stabilus SA............................................   6,379      427,484
    STRATEC Biomedical AG..................................     164       10,766
    Stroeer SE & Co. KGaA..................................  17,865      933,820
    Suedzucker AG..........................................  27,188      421,033
*   SUESS MicroTec SE......................................   5,426       69,135
    Surteco Group SE.......................................   3,208       71,321
    Symrise AG.............................................  16,732    1,401,591
    TAG Immobilien AG......................................  41,467      945,951
    Takkt AG...............................................  13,968      237,275
*   Talanx AG..............................................  17,036      608,718
    Technotrans SE, Class C................................   3,675      131,022
*   Tele Columbus AG.......................................   8,186       28,808
    Telefonica Deutschland Holding AG...................... 147,187      572,178
    Thyssenkrupp AG........................................  45,538      954,529
    TLG Immobilien AG......................................  18,763      476,381
*   Tom Tailor Holding SE..................................  13,839       52,829
    Traffic Systems SE.....................................     789       14,590
    Uniper SE..............................................  56,289    1,624,409
    United Internet AG.....................................  21,906      906,489
    VERBIO Vereinigte BioEnergie AG........................  10,179       59,888
    Volkswagen AG..........................................   7,531    1,239,821
    Vonovia SE.............................................  29,959    1,369,011
    Vossloh AG.............................................   2,541      117,558
    VTG AG.................................................   6,475      387,466
    Wacker Chemie AG.......................................   8,087      722,366
    Wacker Neuson SE.......................................   6,625      147,124
    Washtec AG.............................................   3,522      271,410
    Wirecard AG............................................   4,356      814,820
    Wuestenrot & Wuerttembergische AG......................   8,218      166,291
    XING SE................................................     851      255,870
    Zeal Network SE........................................   2,876       69,831
                                                                    ------------
TOTAL GERMANY..............................................          164,561,906
                                                                    ------------
GREECE -- (0.0%)
    Aegean Airlines SA.....................................   1,506       11,399
*   Alpha Bank AE..........................................   1,555        2,347
*   FF Group...............................................   1,384        3,135
    Hellenic Exchanges - Athens Stock Exchange SA..........   3,515       15,492
    Hellenic Petroleum SA..................................   4,268       33,831
    Hellenic Telecommunications Organization SA............   9,041      100,757
    Holding Co. ADMIE IPTO SA..............................   4,356        7,963
*   Intralot SA-Integrated Lottery Systems & Services......  13,391        8,995
    JUMBO SA...............................................   4,193       61,051
    Motor Oil Hellas Corinth Refineries SA.................   2,271       53,797
    Mytilineos Holdings SA.................................   7,593       67,063
*   National Bank of Greece SA.............................     104          179
    OPAP SA................................................   6,092       57,235
*   Piraeus Bank SA........................................      29           43

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
GREECE -- (Continued)
*   Public Power Corp. SA..................................     4,356 $    6,522
    Titan Cement Co. SA....................................     2,126     46,882
                                                                      ----------
TOTAL GREECE...............................................              476,691
                                                                      ----------
HONG KONG -- (1.9%)
    Aeon Credit Service Asia Co., Ltd......................    68,000     56,840
#   Agritrade Resources, Ltd............................... 1,435,000    286,020
    AIA Group, Ltd......................................... 1,173,600  8,927,626
    Alco Holdings, Ltd.....................................    86,000     11,991
    Allied Properties HK, Ltd..............................   516,000    110,787
    Alltronics Holdings, Ltd...............................    44,000      7,243
    APAC Resources, Ltd....................................    44,000      6,303
*   Applied Development Holdings, Ltd......................   415,000     30,743
    APT Satellite Holdings, Ltd............................   134,750     43,209
    Asia Financial Holdings, Ltd...........................    72,000     38,751
    Asia Pacific Silk Road Investment Co., Ltd.............   400,000      3,316
    Asia Satellite Telecommunications Holdings, Ltd........     9,500      6,481
    Asia Standard International Group, Ltd.................   194,000     36,500
    Asiasec Properties, Ltd................................     3,900      1,946
    ASM Pacific Technology, Ltd............................    94,600    820,443
*   Auto Italia Holdings...................................   475,000      4,348
    Bank of East Asia, Ltd. (The)..........................   142,299    461,376
*   BeijingWest Industries International, Ltd..............    74,000      7,571
    BOC Aviation, Ltd......................................    81,800    586,347
    BOC Hong Kong Holdings, Ltd............................   323,500  1,211,089
#   BOE Varitronix, Ltd....................................    89,000     25,738
*   Bonjour Holdings, Ltd..................................   488,000     14,042
#   Bright Smart Securities & Commodities Group, Ltd.......   274,000     51,946
*   Brightoil Petroleum Holdings, Ltd......................   977,000    186,880
*   Burwill Holdings, Ltd..................................   882,000     18,258
    Cafe de Coral Holdings, Ltd............................   186,000    403,109
    Cathay Pacific Airways, Ltd............................   180,000    229,334
    Century City International Holdings, Ltd...............   320,000     28,242
    CGN Mining Co., Ltd....................................   475,000     14,092
*   China Best Group Holding, Ltd.......................... 1,240,000     30,044
*   China Energy Development Holdings, Ltd................. 1,658,000     24,745
    China Flavors & Fragrances Co., Ltd....................    84,000     28,366
#   China Goldjoy Group, Ltd...............................   480,000     19,653
#*  China LNG Group, Ltd...................................   238,000     32,856
    China Motor Bus Co., Ltd...............................     2,400     29,279
*   China Rare Earth Holdings, Ltd.........................   314,399     13,876
*   China Soft Power Technology Holdings, Ltd.............. 1,063,954      6,676
*   China Star Entertainment, Ltd..........................   900,000     70,190
*   China Strategic Holdings, Ltd.......................... 4,765,000     34,710
    Chinese Estates Holdings, Ltd..........................   119,500    112,469
*   Chinlink International Holdings, Ltd...................   179,600     19,456
    Chinney Investments, Ltd...............................    48,000     14,942
    Chow Sang Sang Holdings International, Ltd.............   103,000    167,038
    Chow Tai Fook Jewellery Group, Ltd.....................   216,800    190,230
    Chuang's China Investments, Ltd........................   440,000     26,630
    Chuang's Consortium International, Ltd.................   336,000     60,985
    CITIC Telecom International Holdings, Ltd..............   846,000    265,654
    CK Asset Holdings, Ltd.................................   116,200    756,200
    CK Hutchison Holdings, Ltd.............................   214,700  2,162,484
    CK Infrastructure Holdings, Ltd........................    73,000    534,260
#   CK Life Sciences Intl Holdings, Inc....................   806,000     40,590
    CLP Holdings, Ltd......................................    64,500    722,750
*   CMMB Vision Holdings, Ltd..............................   536,000      6,853
    CNQC International Holdings, Ltd.......................   342,500     73,871

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
HONG KONG -- (Continued)
#*  Common Splendor International Health Industry Group,
      Ltd..................................................    388,000 $   33,183
    Convenience Retail Asia, Ltd...........................     68,000     28,635
#*  Convoy Global Holdings, Ltd............................  1,758,000      7,017
#   Cowell e Holdings, Inc.................................    127,000     14,575
*   Crocodile Garments.....................................     99,000      7,949
    Cross-Harbour Holdings, Ltd. (The).....................     11,671     19,507
    CSI Properties, Ltd....................................  2,040,000     79,790
*   CST Group, Ltd.........................................  6,304,000     18,539
    CW Group Holdings, Ltd.................................    193,500      5,700
    Dah Sing Banking Group, Ltd............................    155,200    295,334
    Dah Sing Financial Holdings, Ltd.......................     71,200    382,198
#   Dickson Concepts International, Ltd....................     30,500     13,245
    Dynamic Holdings, Ltd..................................     12,000      9,653
    Eagle Nice International Holdings, Ltd.................    128,000     51,430
    EcoGreen International Group, Ltd......................     50,000     10,027
*   eForce Holdings, Ltd...................................    408,000      6,069
    Emperor Capital Group, Ltd.............................  1,488,000     70,382
    Emperor Entertainment Hotel, Ltd.......................    220,000     39,594
    Emperor International Holdings, Ltd....................    598,000    146,501
    Emperor Watch & Jewellery, Ltd.........................  1,330,000     52,628
    Enerchina Holdings, Ltd................................  1,363,198     67,942
*   ENM Holdings, Ltd......................................    360,000     31,409
#*  Esprit Holdings, Ltd...................................    658,000    149,801
    Fairwood Holdings, Ltd.................................     18,000     60,007
    Far East Consortium International, Ltd.................    621,140    292,393
*   Far East Holdings International, Ltd...................    117,000      6,744
#*  FIH Mobile, Ltd........................................  1,121,000    104,548
    First Pacific Co., Ltd.................................  1,166,000    521,793
*   First Shanghai Investments, Ltd........................    392,000     22,575
    Fountain SET Holdings, Ltd.............................    350,000     46,095
*   Freeman FinTech Corp., Ltd.............................  1,120,000      6,162
    Future Bright Holdings, Ltd............................    174,000     17,555
*   Future World Financial Holdings, Ltd...................     21,796        178
    Galaxy Entertainment Group, Ltd........................    126,000    684,071
    Get Nice Holdings, Ltd.................................  2,514,000     77,113
    Giordano International, Ltd............................    766,000    340,394
#*  Global Brands Group Holding, Ltd.......................  1,924,000    106,884
#*  Gold-Finance Holdings, Ltd.............................    184,000     41,090
*   Good Resources Holdings, Ltd...........................    630,000     15,521
    Goodbaby International Holdings, Ltd...................    199,000     61,752
    Great Eagle Holdings, Ltd..............................     73,214    334,346
*   G-Resources Group, Ltd................................. 11,061,000     70,767
    Group Sense International, Ltd.........................    390,000     15,417
    Guoco Group, Ltd.......................................      2,000     33,567
#   Guotai Junan International Holdings, Ltd...............  1,133,000    206,001
    Haitong International Securities Group, Ltd............    606,770    198,886
    Hang Lung Group, Ltd...................................    237,000    583,479
    Hang Lung Properties, Ltd..............................    272,000    493,047
    Hang Seng Bank, Ltd....................................     44,000  1,031,693
    Hanison Construction Holdings, Ltd.....................      8,757      1,511
*   Hao Tian Development Group, Ltd........................    500,500     15,486
    Henderson Land Development Co., Ltd....................    101,554    473,656
*   HJ Capital International Holdings Co., Ltd.............    500,000      6,008
#   HK Electric Investments & HK Electric Investments,
      Ltd. ................................................    184,000    175,061
    HKBN, Ltd..............................................    247,000    370,816
    HKR International, Ltd.................................    344,960    164,506
    HKT Trust & HKT, Ltd...................................  1,028,000  1,417,785
    Hon Kwok Land Investment Co., Ltd......................     22,000     10,453
    Hong Kong & China Gas Co., Ltd.........................    255,152    487,376

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
HONG KONG -- (Continued)
    Hong Kong Aircraft Engineering Co., Ltd................     8,000 $   72,989
    Hong Kong Exchanges & Clearing, Ltd....................    42,549  1,132,942
    Hong Kong Ferry Holdings Co., Ltd......................    18,000     18,192
#   Hong Kong International Construction Investment
      Management Group Co., Ltd............................   136,000     38,327
#*  Hong Kong Television Network, Ltd......................   114,000     31,357
#   Hongkong & Shanghai Hotels, Ltd. (The).................   157,500    217,344
#   Honma Golf, Ltd........................................    53,500     42,722
    Hopewell Holdings, Ltd.................................   183,000    565,434
*   Hsin Chong Group Holdings, Ltd.........................   620,000      5,186
*   Huan Yue Interactive Holdings, Ltd.....................   288,000     31,747
    Hung Hing Printing Group, Ltd..........................   224,000     32,876
#   Hutchison Telecommunications Hong Kong Holdings, Ltd...   594,000    219,270
    Hysan Development Co., Ltd.............................    83,000    389,245
#*  I-CABLE Communications, Ltd............................   800,100     13,698
    IGG, Inc...............................................   257,000    272,448
#*  Imagi International Holdings, Ltd......................    90,300     19,233
    International Housewares Retail Co., Ltd...............   113,000     23,830
    IPE Group, Ltd.........................................   205,000     27,707
*   IRC, Ltd............................................... 1,302,000     13,358
    IT, Ltd................................................   318,000    145,898
#   ITC Properties Group, Ltd..............................   189,927     54,359
    Johnson Electric Holdings, Ltd.........................   182,500    409,354
    Karrie International Holdings, Ltd.....................   338,000     40,983
    Kerry Logistics Network, Ltd...........................   219,000    347,313
    Kerry Properties, Ltd..................................   170,500    536,785
    Kingmaker Footwear Holdings, Ltd.......................   158,000     33,807
    Kingston Financial Group, Ltd..........................   768,000    177,966
    Kowloon Development Co., Ltd...........................   143,000    147,306
    Kwoon Chung Bus Holdings, Ltd..........................    22,000     12,067
    Lai Sun Development Co., Ltd...........................    97,880    141,988
*   Landing International Development, Ltd.................   499,800    104,233
    Li & Fung, Ltd......................................... 2,088,000    414,389
    Lifestyle International Holdings, Ltd..................   220,500    381,296
    Lippo China Resources, Ltd.............................   810,000     17,010
    Lippo, Ltd.............................................    58,000     19,802
    Liu Chong Hing Investment, Ltd.........................    72,000    105,436
    L'Occitane International SA............................   214,750    402,201
    Luk Fook Holdings International, Ltd...................   107,000    353,063
    Lung Kee Bermuda Holdings..............................    74,000     31,750
    Macau Legend Development, Ltd..........................   657,000    114,907
#   Man Wah Holdings, Ltd..................................   862,800    398,135
#*  Mason Group Holdings, Ltd.............................. 5,450,798     98,781
*   Master Glory Group, Ltd................................ 3,956,942      9,083
#   Melco International Development, Ltd...................   443,000    760,314
    Melco Resorts & Entertainment, Ltd., ADR...............     3,081     51,237
    MGM China Holdings, Ltd................................    66,000     93,672
    Microport Scientific Corp..............................   127,000    151,619
#   Midland Holdings, Ltd..................................   214,000     36,054
*   Midland IC&I, Ltd......................................    27,000        698
    Ming Fai International Holdings, Ltd...................   139,000     17,632
#   Miramar Hotel & Investment.............................    53,000     91,806
*   Mongolian Mining Corp.................................. 1,227,500     25,602
    Morris Holdings, Ltd...................................   126,000     15,894
#   MTR Corp., Ltd.........................................    91,763    445,255
    NagaCorp., Ltd.........................................   774,000    709,621
    Nameson Holdings, Ltd..................................   354,000     32,211
*   NEW Concepts Holdings, Ltd.............................    32,000     10,681
*   New Sports Group, Ltd..................................    47,000      1,958

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                             --------- ----------
HONG KONG -- (Continued)
*   New Times Energy Corp., Ltd.............................   572,000 $    9,771
    New World Development Co., Ltd..........................   812,808  1,034,026
*   NewOcean Energy Holdings, Ltd...........................   370,000    134,287
*   Nine Express, Ltd.......................................   312,000     10,597
    NWS Holdings, Ltd.......................................   267,116    530,176
#   OP Financial, Ltd.......................................   148,000     47,784
    Orange Sky Golden Harvest Entertainment Holdings, Ltd...   180,000      8,293
    Oriental Watch Holdings.................................   148,000     32,737
    Pacific Basin Shipping, Ltd............................. 1,372,000    300,621
    Pacific Textiles Holdings, Ltd..........................   498,000    502,899
    Paliburg Holdings, Ltd..................................   128,000     46,804
#*  Paradise Entertainment, Ltd.............................   132,000     13,957
    PC Partner Group, Ltd...................................   122,000     44,990
    PCCW, Ltd............................................... 2,161,000  1,186,539
    Perfect Shape Medical, Ltd..............................    88,000     21,770
    Pico Far East Holdings, Ltd.............................   324,000    109,630
    Playmates Holdings, Ltd.................................   260,000     33,856
    Playmates Toys, Ltd.....................................   300,000     24,488
    Polytec Asset Holdings, Ltd.............................   110,000      9,252
    Power Assets Holdings, Ltd..............................    70,000    467,454
    Prada SpA...............................................    41,400    147,074
*   PT International Development Co., Ltd...................   264,000     16,729
    Public Financial Holdings, Ltd..........................   128,000     51,722
*   PYI Corp., Ltd..........................................   446,000      6,594
#   Qianhai Health Holdings, Ltd............................    12,749        490
#*  Realord Group Holdings, Ltd.............................    82,000     47,595
    Regal Hotels International Holdings, Ltd................   144,000     77,587
*   Regent Pacific Group, Ltd...............................   750,000     22,522
#   Regina Miracle International Holdings, Ltd..............    81,000     40,770
    Sa Sa International Holdings, Ltd.......................   485,487    187,053
    Safety Godown Co., Ltd..................................     8,000     13,482
    Samsonite International SA..............................   351,000  1,012,277
    Sands China, Ltd........................................    56,400    223,034
    SAS Dragon Holdings, Ltd................................    88,000     26,889
#   SEA Holdings, Ltd.......................................    60,582     69,079
    Shangri-La Asia, Ltd....................................   180,000    245,879
    Shenwan Hongyuan HK, Ltd................................   120,000     24,346
    Shun Tak Holdings, Ltd..................................   664,000    212,476
*   Silver Base Group Holdings, Ltd.........................   195,000     12,471
*   Sincere Watch Hong Kong, Ltd............................   430,000      5,072
    Singamas Container Holdings, Ltd........................   732,000    117,702
#   Sino Land Co., Ltd......................................   544,915    856,063
    SITC International Holdings Co., Ltd....................   592,000    434,956
    Sitoy Group Holdings, Ltd...............................   176,000     58,442
    SJM Holdings, Ltd.......................................   607,000    491,878
    SmarTone Telecommunications Holdings, Ltd...............   204,000    283,567
*   SOCAM Development, Ltd..................................    26,610      6,458
#*  Solartech International Holdings, Ltd...................   880,000     87,848
    Soundwill Holdings, Ltd.................................    24,500     32,073
*   South Shore Holdings, Ltd...............................   124,300      5,810
    Stella International Holdings, Ltd......................   154,000    154,054
#*  Summit Ascent Holdings, Ltd.............................   256,000     31,355
    Sun Hung Kai & Co., Ltd.................................   219,000     98,766
    Sun Hung Kai Properties, Ltd............................    94,000  1,221,641
*   Suncorp Technologies, Ltd............................... 2,440,000      4,373
#   SUNeVision Holdings, Ltd................................    54,000     29,160
    Swire Pacific, Ltd., Class A............................    88,000    914,204
    Swire Pacific, Ltd., Class B............................   157,500    254,216
    Swire Properties, Ltd...................................    61,400    209,824

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
HONG KONG -- (Continued)
    TAI Cheung Holdings, Ltd...............................    47,000 $    43,826
*   Talent Property Group, Ltd............................. 1,200,000       6,899
    Tao Heung Holdings, Ltd................................   168,000      28,319
    Techtronic Industries Co., Ltd.........................   286,500   1,349,062
    Television Broadcasts, Ltd.............................    96,300     203,338
#   Texwinca Holdings, Ltd.................................   272,000      92,644
#   TK Group Holdings, Ltd.................................    60,000      32,022
#*  TOM Group, Ltd.........................................    54,000      13,265
#*  Town Health International Medical Group, Ltd...........   274,000      24,109
    Tradelink Electronic Commerce, Ltd.....................   290,000      42,200
    Transport International Holdings, Ltd..................   101,011     251,195
*   Trinity, Ltd...........................................   262,000      10,555
*   TSC Group Holdings, Ltd................................    36,000       2,203
    Tsui Wah Holdings, Ltd.................................   264,000      24,891
    United Laboratories International Holdings, Ltd. (The).   338,000     234,900
    Universe Entertainment and Culture Group Co., Ltd......   265,000      17,243
*   Value Convergence Holdings, Ltd........................   148,000      10,618
#   Value Partners Group, Ltd..............................   370,046     275,988
    Vantage International Holdings, Ltd....................    70,000       5,189
    Vedan International Holdings, Ltd......................   124,000      12,173
    Victory City International Holdings, Ltd............... 1,808,657      26,575
    Vitasoy International Holdings, Ltd....................   218,000     694,964
#   VPower Group International Holdings, Ltd...............    87,000      34,236
#   VSTECS Holdings, Ltd...................................   234,000     111,075
    VTech Holdings, Ltd....................................    50,000     587,421
    Wai Kee Holdings, Ltd..................................    22,000      10,321
    Wang On Group, Ltd..................................... 2,460,000      22,956
    WH Group, Ltd.......................................... 2,349,000   1,649,619
    Wharf Holdings, Ltd. (The).............................   196,000     489,961
    Wharf Real Estate Investment Co., Ltd..................    50,000     310,707
    Wheelock & Co., Ltd....................................   108,000     577,370
    Win Hanverky Holdings, Ltd.............................   114,000       9,607
*   Winfull Group Holdings, Ltd............................   984,000      14,113
    Wing Tai Properties, Ltd...............................    16,000      10,638
*   Wonderful Sky Financial Group Holdings, Ltd............    94,000      14,686
    Wynn Macau, Ltd........................................   127,600     265,809
    Xinyi Glass Holdings, Ltd..............................   936,000     929,346
    Yue Yuen Industrial Holdings, Ltd......................   340,000     933,559
    Yugang International, Ltd.............................. 2,122,000      63,998
                                                                      -----------
TOTAL HONG KONG............................................            60,964,355
                                                                      -----------
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C................   174,917     238,531
#   MOL Hungarian Oil & Gas P.L.C..........................   153,397   1,608,406
    OTP Bank P.L.C.........................................    19,097     686,068
    Richter Gedeon Nyrt....................................     6,483     120,425
                                                                      -----------
TOTAL HUNGARY..............................................             2,653,430
                                                                      -----------
INDIA -- (2.6%)
*   3M India, Ltd..........................................       343      92,279
    Aarti Drugs, Ltd.......................................     3,945      31,766
    Aarti Industries.......................................     9,550     167,233
    ABB India, Ltd.........................................     1,147      19,852
    Abbott India, Ltd......................................       863      89,131
    ACC, Ltd...............................................     7,867     145,872
    Adani Enterprises, Ltd.................................    87,517     201,117
*   Adani Gas, Ltd.........................................    87,517      71,663
*   Adani Green Energy, Ltd................................    66,600      35,397

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Adani Ports & Special Economic Zone, Ltd............... 115,584 $  498,053
 *   Adani Power, Ltd....................................... 468,478    290,167
 *   Adani Transmissions, Ltd...............................  91,808    205,301
 *   Aditya Birla Capital, Ltd..............................  56,083     79,464
 *   Aditya Birla Fashion and Retail, Ltd...................  49,641    120,603
     Advanced Enzyme Technologies, Ltd......................  10,679     27,625
     Aegis Logistics, Ltd...................................  25,160     73,730
     Agro Tech Foods, Ltd...................................   1,165      8,328
     Ahluwalia Contracts India, Ltd.........................   1,883      7,723
     AIA Engineering, Ltd...................................   6,681    154,623
 *   Ajanta Pharma, Ltd.....................................  12,186    176,517
     Akzo Nobel India, Ltd..................................   2,300     47,299
     Alembic Pharmaceuticals, Ltd...........................  22,041    178,553
     Alembic, Ltd...........................................  28,091     16,186
     Alkem Laboratories, Ltd................................     451     11,672
     Alkyl Amines Chemicals.................................   1,008      8,334
 *   Allahabad Bank.........................................  57,693     34,498
     Allcargo Logistics, Ltd................................  23,113     31,714
     Amara Raja Batteries, Ltd..............................  19,554    197,725
     Ambuja Cements, Ltd....................................  84,545    225,084
 *   Amtek Auto, Ltd........................................  25,857      1,628
     Anant Raj, Ltd.........................................  44,042     21,361
 *   Andhra Bank............................................  65,564     26,285
     Andhra Sugars, Ltd. (The)..............................   1,273      6,336
     Apar Industries, Ltd...................................   5,035     37,813
     APL Apollo Tubes, Ltd..................................   3,758     61,519
     Apollo Hospitals Enterprise, Ltd.......................  10,349    160,021
     Apollo Tyres, Ltd......................................  95,718    282,045
     Arvind, Ltd............................................  58,162    269,307
     Asahi India Glass, Ltd.................................  16,342     61,568
     Ashapura Intimates Fashion Ltd.........................   1,656      1,881
     Ashok Leyland, Ltd..................................... 338,363    523,352
     Ashoka Buildcon, Ltd...................................  26,970     41,481
     Asian Granito India, Ltd...............................   2,334      5,662
     Asian Paints, Ltd......................................  13,815    229,919
     Astra Microwave Products, Ltd..........................   5,679      6,033
     Astral Polytechnik, Ltd................................   5,276     69,974
     Atul, Ltd..............................................   3,062    137,282
     Aurobindo Pharma, Ltd.................................. 108,529  1,170,351
     Automotive Axles, Ltd..................................   2,602     40,595
     Avanti Feeds, Ltd......................................   8,607     46,321
 *   Avenue Supermarts, Ltd.................................   1,683     30,579
 *   Axis Bank, Ltd......................................... 128,354  1,005,439
     Bajaj Auto, Ltd........................................   7,256    254,362
     Bajaj Corp., Ltd.......................................  14,013     67,373
     Bajaj Electricals, Ltd.................................  11,914     78,210
     Bajaj Finance, Ltd.....................................  11,609    371,265
     Bajaj Finserv, Ltd.....................................   7,657    556,756
 *   Bajaj Hindusthan Sugar, Ltd............................ 134,537     18,575
     Bajaj Holdings & Investment, Ltd.......................   7,598    289,398
     Balaji Amines, Ltd.....................................   4,219     25,921
     Balaji Telefilms, Ltd..................................  11,121     14,754
     Balkrishna Industries, Ltd.............................  22,762    336,133
 *   Ballarpur Industries, Ltd..............................  51,334      4,382
     Balmer Lawrie & Co., Ltd...............................  10,464     27,602
 *   Balrampur Chini Mills, Ltd.............................  78,988    113,507
     Banco Products India, Ltd..............................   5,242     12,586
 *   Bank of Baroda......................................... 110,678    165,262
 *   Bank of India..........................................  31,077     36,185

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     BASF India, Ltd........................................     400 $    9,048
     Bata India, Ltd........................................   8,574    112,827
     Bayer CropScience, Ltd.................................     518     27,146
     BEML, Ltd..............................................   2,801     22,263
     Berger Paints India, Ltd...............................  33,662    127,291
 *   BF Utilities, Ltd......................................   2,948      8,516
     Bhansali Engineering Polymers, Ltd.....................  13,207     14,779
     Bharat Electronics, Ltd................................ 166,364    208,960
 *   Bharat Financial Inclusion, Ltd........................  15,598    184,026
     Bharat Forge, Ltd......................................  53,774    422,718
     Bharat Heavy Electricals, Ltd.......................... 189,696    176,887
     Bharat Petroleum Corp., Ltd............................  44,315    164,602
     Bharti Airtel, Ltd..................................... 336,595  1,327,699
     Bharti Infratel, Ltd...................................  34,492    124,397
     Biocon, Ltd............................................  28,703    255,135
     Birla Corp., Ltd.......................................   6,530     49,832
     Bliss Gvs Pharma, Ltd..................................  16,236     37,053
     BLS International Services, Ltd........................   5,382      9,714
     Blue Dart Express, Ltd.................................   1,286     48,364
     Blue Star, Ltd.........................................   5,168     39,215
     Bodal Chemicals, Ltd...................................  20,599     32,429
     Bombay Dyeing & Manufacturing Co., Ltd.................  12,073     17,106
     Bosch, Ltd.............................................     268     71,411
     Brigade Enterprises, Ltd...............................  15,445     33,397
     Britannia Industries, Ltd..............................   2,127    161,522
     Cadila Healthcare, Ltd.................................  25,856    125,964
     Can Fin Homes, Ltd.....................................  17,279     64,196
 *   Canara Bank............................................  40,496    143,392
     Capital First, Ltd.....................................   4,789     30,269
     Caplin Point Laboratories, Ltd.........................   3,824     21,819
     Carborundum Universal, Ltd.............................  18,991     93,229
     Care Ratings, Ltd......................................   5,162     75,139
     Castrol India, Ltd.....................................  31,633     63,304
     CCL Products India, Ltd................................  27,315     93,868
     Ceat, Ltd..............................................   8,354    129,453
     Century Plyboards India, Ltd...........................  21,503     50,979
     Century Textiles & Industries, Ltd.....................  18,623    207,073
     Cera Sanitaryware, Ltd.................................   2,496     85,963
     CESC, Ltd..............................................  15,790    147,672
 *   CG Power and Industrial Solutions, Ltd................. 125,534     60,061
     Chambal Fertilizers & Chemicals, Ltd...................  61,377    119,111
     Chennai Petroleum Corp., Ltd...........................  13,408     46,922
     Chennai Super Kings Cricket, Ltd.......................  52,326        299
     Cholamandalam Investment and Finance Co., Ltd..........  15,346    261,615
     Cipla, Ltd.............................................  59,623    504,730
     City Union Bank, Ltd...................................  73,408    168,442
     Clariant Chemicals India, Ltd..........................   1,992     10,957
     Coal India, Ltd........................................  16,472     59,333
 *   Coffee Day Enterprises, Ltd............................   8,349     29,413
     Colgate-Palmolive India, Ltd...........................  10,337    156,241
     Container Corp. Of India, Ltd..........................  20,091    171,898
     Coromandel International, Ltd..........................  40,120    229,635
 *   Corp. Bank.............................................  52,878     19,320
 *   Cox & Kings Financial Service, Ltd.....................  13,395     11,793
     Cox & Kings, Ltd.......................................  40,185    113,831
     CRISIL, Ltd............................................   4,498     87,092
     Crompton Greaves Consumer Electricals, Ltd............. 115,164    332,911
     Cummins India, Ltd.....................................   2,779     28,014
     Cyient, Ltd............................................   9,656     80,919

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Dabur India, Ltd.......................................  29,716 $154,554
      Dalmia Bharat, Ltd.....................................   9,035  255,570
      DB Corp., Ltd..........................................  12,388   27,558
  *   DB Realty, Ltd.........................................  15,584    4,248
      DCB Bank, Ltd..........................................  71,304  152,822
      DCM Shriram, Ltd.......................................  14,804   82,135
      Deepak Fertilisers & Petrochemicals Corp., Ltd.........  12,703   33,800
      Deepak Nitrite, Ltd....................................   7,234   24,185
      Delta Corp., Ltd.......................................  11,335   36,130
  *   DEN Networks, Ltd......................................  13,490   12,416
  *   Dena Bank..............................................  48,612   10,586
      Dewan Housing Finance Corp., Ltd.......................  62,000  188,305
      Dhampur Sugar Mills, Ltd...............................  11,915   25,472
      Dhanuka Agritech, Ltd..................................   5,959   29,011
      Dilip Buildcon, Ltd....................................  15,884   92,544
  *   Dish TV India, Ltd..................................... 100,541   59,099
  *   Dishman Carbogen Amcis, Ltd............................   8,970   28,458
      Divi's Laboratories, Ltd...............................  24,465  489,645
      DLF, Ltd...............................................  89,780  199,128
      Dr Lal PathLabs, Ltd...................................   3,109   36,661
      Dr Reddy's Laboratories, Ltd., ADR.....................   2,000   68,060
      Dr Reddy's Laboratories, Ltd...........................  11,918  409,345
      Dredging Corp. of India, Ltd...........................   2,109    9,018
      eClerx Services, Ltd...................................  10,968  157,349
      Edelweiss Financial Services, Ltd......................  88,304  193,877
      Eicher Motors, Ltd.....................................     810  238,232
      EID Parry India, Ltd...................................  27,575   82,781
      EIH, Ltd...............................................  27,446   59,852
      Electrosteel Castings, Ltd.............................  26,513    7,245
      Elgi Equipments, Ltd...................................   6,868   23,099
      Emami, Ltd.............................................  16,444   87,993
      Endurance Technologies, Ltd............................   4,717   77,086
      Engineers India, Ltd...................................  42,236   66,427
  *   Eros International Media, Ltd..........................  10,037   10,182
      Escorts, Ltd...........................................  12,560  106,624
      Essel Propack, Ltd.....................................  52,960   63,023
      Eveready Industries India, Ltd.........................   9,059   21,921
      Exide Industries, Ltd..................................  77,373  277,874
  *   FDC, Ltd...............................................   8,703   23,587
      Federal Bank, Ltd...................................... 331,688  370,727
  *   Federal-Mogul Goetze India, Ltd........................   1,619    9,081
      FIEM Industries, Ltd...................................   3,985   32,932
      Finolex Cables, Ltd....................................  13,524   91,571
      Finolex Industries, Ltd................................   8,421   62,040
      Firstsource Solutions, Ltd.............................  78,315   64,698
  *   Fortis Healthcare, Ltd.................................  78,378  148,361
  *   Future Enterprises, Ltd................................  42,380   22,342
      Future Lifestyle Fashions, Ltd.........................   6,919   34,672
  *   Future Retail, Ltd.....................................  28,880  191,699
      Gabriel India, Ltd.....................................  18,231   32,604
      GAIL India, Ltd........................................ 112,065  568,986
      Garware Technical Fibres, Ltd..........................   3,582   57,130
      Gateway Distriparks, Ltd...............................  21,066   37,906
      Gati, Ltd..............................................  10,050   10,170
  *   Gayatri Projects, Ltd..................................  19,360   48,607
      GE T&D India, Ltd......................................   6,133   19,127
      Geojit Financial Services, Ltd.........................   5,587    2,918
      GHCL, Ltd..............................................  15,482   47,663
      GIC Housing Finance, Ltd...............................  10,571   36,625

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Gillette India, Ltd....................................     886 $   78,131
     GlaxoSmithKline Consumer Healthcare, Ltd...............     971     91,605
     GlaxoSmithKline Pharmaceuticals, Ltd...................   1,532     29,544
     Glenmark Pharmaceuticals, Ltd..........................  58,036    486,306
 *   GMR Infrastructure, Ltd................................ 588,736    134,228
 *   Godawari Power and Ispat, Ltd..........................   2,578     13,266
     Godfrey Phillips India, Ltd............................   3,599     37,487
     Godrej Consumer Products, Ltd..........................  24,672    242,417
     Godrej Industries, Ltd.................................   6,489     40,990
     Granules India, Ltd....................................  26,265     34,919
     Graphite India, Ltd....................................   5,384     69,284
     Grasim Industries, Ltd.................................  33,000    371,186
     Great Eastern Shipping Co., Ltd. (The).................  15,077     63,468
     Greaves Cotton, Ltd....................................  34,699     54,597
     Greenply Industries, Ltd...............................  11,914     22,110
     Grindwell Norton, Ltd..................................   4,365     29,271
     GRUH Finance, Ltd......................................  32,402    126,123
     Gujarat Alkalies & Chemicals, Ltd......................   9,787     70,696
     Gujarat Ambuja Exports, Ltd............................  18,206     59,480
     Gujarat Fluorochemicals, Ltd...........................  10,154    121,278
     Gujarat Gas, Ltd.......................................   7,560     64,197
     Gujarat Industries Power Co., Ltd......................   5,497      5,376
     Gujarat Mineral Development Corp., Ltd.................  30,521     35,752
     Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....  17,198     77,476
     Gujarat Pipavav Port, Ltd..............................  55,571     74,971
     Gujarat State Petronet, Ltd............................  50,221    121,489
     Gulf Oil Lubricants India, Ltd.........................   3,107     29,843
 *   GVK Power & Infrastructure, Ltd........................ 108,134     11,141
 *   Hathway Cable & Datacom, Ltd...........................  70,416     28,661
     Hatsun Agro Products, Ltd..............................   4,501     37,638
 *   Hatsun Agro Products, Ltd..............................     281      1,930
     Havells India, Ltd.....................................  30,243    264,646
     HBL Power Systems, Ltd.................................  10,625      4,279
     HCL Technologies, Ltd..................................  76,297  1,097,364
 *   HealthCare Global Enterprises, Ltd.....................   2,300      6,944
     HEG, Ltd...............................................   1,578     91,910
     HeidelbergCement India, Ltd............................  28,682     55,017
     Heritage Foods, Ltd....................................   5,140     38,276
     Hero MotoCorp, Ltd.....................................   5,424    201,813
     Hexaware Technologies, Ltd.............................  48,535    219,812
     Hikal, Ltd.............................................  22,547     48,765
     HIL, Ltd...............................................     975     29,443
     Himachal Futuristic Communications, Ltd................  98,725     28,273
     Himadri Speciality Chemical, Ltd.......................  29,200     49,550
     Himatsingka Seide, Ltd.................................  16,762     54,144
     Hindalco Industries, Ltd............................... 193,234    575,357
     Hinduja Global Solutions, Ltd..........................   3,563     31,648
     Hindustan Petroleum Corp., Ltd.........................  57,886    175,410
     Hindustan Unilever, Ltd................................  22,964    502,702
     Honda SIEL Power Products, Ltd.........................     538      7,586
 *   Housing Development & Infrastructure, Ltd.............. 104,690     28,683
     Housing Development Finance Corp., Ltd.................  51,095  1,220,956
     HSIL, Ltd..............................................   8,539     27,525
     HT Media, Ltd..........................................  23,621     12,659
     Huhtamaki PPL, Ltd.....................................   7,123     20,775
     I G Petrochemicals, Ltd................................   4,172     24,637
     ICICI Bank, Ltd., Sponsored ADR........................  28,050    266,194
     ICICI Bank, Ltd........................................ 118,043    563,621
     ICICI Prudential Life Insurance Co., Ltd...............   1,585      7,123

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   IDBI Bank, Ltd......................................... 143,424 $  114,594
     IDFC Bank, Ltd......................................... 433,955    203,182
     IDFC, Ltd.............................................. 286,241    142,200
 *   IFB Industries, Ltd....................................     923     11,002
 *   IFCI, Ltd.............................................. 257,288     48,074
     IIFL Holdings, Ltd.....................................  28,342    176,547
 *   IL&FS Transportation Networks, Ltd.....................  26,355      7,059
     India Cements, Ltd. (The)..............................  62,687     76,250
     India Glycols, Ltd.....................................   4,576     23,649
     Indiabulls Housing Finance, Ltd........................  87,022    978,468
     Indiabulls Integrated Services, Ltd....................     866      4,047
 *   Indiabulls Real Estate, Ltd............................  83,611     85,013
     Indiabulls Ventures, Ltd...............................  14,700     85,555
     Indiabulls Ventures, Ltd...............................   1,855      6,822
 *   Indian Bank............................................  33,366    113,270
     Indian Hotels Co., Ltd. (The)..........................  86,100    150,355
     Indian Hume Pipe Co., Ltd..............................   6,838     25,139
     Indian Oil Corp., Ltd..................................  72,932    136,296
 *   Indian Overseas Bank................................... 142,410     29,016
     Indo Count Industries, Ltd.............................  29,913     27,521
     Indoco Remedies, Ltd...................................   3,978     10,205
     Indraprastha Gas, Ltd..................................  42,275    152,145
     IndusInd Bank, Ltd.....................................   6,063    116,508
     INEOS Styrolution India, Ltd...........................     753      6,820
     Infosys, Ltd., Sponsored ADR...........................  57,600    545,472
     Infosys, Ltd........................................... 347,300  3,207,314
     Ingersoll-Rand India, Ltd..............................   3,000     21,006
 *   Inox Leisure, Ltd......................................  26,126     77,653
 *   Inox Wind, Ltd.........................................  14,165     16,140
     Insecticides India, Ltd................................     959      5,387
 *   Intellect Design Arena, Ltd............................   4,799     16,207
     InterGlobe Aviation, Ltd...............................   6,584     78,891
 *   International Paper APPM, Ltd..........................   4,180     27,408
     Ipca Laboratories, Ltd.................................  10,606     97,780
     IRB Infrastructure Developers, Ltd.....................  46,610     87,305
     ITC, Ltd............................................... 105,879    399,515
     ITD Cementation India, Ltd.............................  22,260     34,772
     J Kumar Infraprojects, Ltd.............................  11,676     19,785
     Jagran Prakashan, Ltd..................................  42,069     63,185
     Jai Corp., Ltd.........................................  15,986     22,336
     Jain Irrigation Systems, Ltd........................... 128,745    123,845
 *   Jaiprakash Associates, Ltd............................. 488,899     43,162
 *   Jaiprakash Power Ventures, Ltd......................... 239,763      6,178
 *   Jammu & Kashmir Bank, Ltd. (The).......................  91,753     52,239
     Jamna Auto Industries, Ltd.............................  36,938     35,476
     Jayant Agro-Organics, Ltd..............................   3,764     11,917
     JB Chemicals & Pharmaceuticals, Ltd....................   8,806     36,679
     JBM Auto, Ltd..........................................   2,561      9,586
 *   Jet Airways India, Ltd.................................   5,602     16,439
     Jindal Poly Films, Ltd.................................   4,651     17,013
     Jindal Saw, Ltd........................................  45,167     52,152
 *   Jindal Stainless Hisar, Ltd............................  17,122     22,708
 *   Jindal Stainless, Ltd..................................  32,929     23,369
 *   Jindal Steel & Power, Ltd..............................  91,957    211,847
     JK Cement, Ltd.........................................   9,376     85,065
     JK Lakshmi Cement, Ltd.................................   6,414     23,345
     JK Paper, Ltd..........................................  26,387     59,986
     JK Tyre & Industries, Ltd..............................  33,904     47,428
     JM Financial, Ltd...................................... 118,794    121,343

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     JMC Projects India, Ltd................................   7,035 $    8,038
     Johnson Controls-Hitachi Air Conditioning India, Ltd...   1,702     40,102
 *   JSW Energy, Ltd........................................ 162,361    140,904
 *   JSW Holdings, Ltd......................................     936     27,563
     JSW Steel, Ltd......................................... 321,170  1,471,924
     JTEKT India, Ltd.......................................  29,867     44,778
     Jubilant Foodworks, Ltd................................  16,510    241,907
     Jubilant Life Sciences, Ltd............................  45,412    405,116
 *   Just Dial, Ltd.........................................   9,688     65,960
     Jyothy Laboratories, Ltd...............................  16,716     42,566
     Kajaria Ceramics, Ltd..................................  36,382    194,446
     Kalpataru Power Transmission, Ltd......................  16,280     70,855
     Kalyani Steels, Ltd....................................   8,932     27,566
     Kansai Nerolac Paints, Ltd.............................  17,289     88,162
     Karnataka Bank, Ltd. (The).............................  71,896    100,620
     Karur Vysya Bank, Ltd. (The)........................... 125,944    135,131
 *   Kaveri Seed Co., Ltd...................................  11,272     75,628
     KCP, Ltd...............................................  22,107     29,627
     KEC International, Ltd.................................  36,392    139,700
     KEI Industries, Ltd....................................  23,496     98,054
 *   Kiri Industries, Ltd...................................   2,959     18,362
     Kirloskar Brothers, Ltd................................   5,025     13,622
     Kirloskar Oil Engines, Ltd.............................   3,070      9,006
     Kitex Garments, Ltd....................................   8,447     12,655
     KNR Constructions, Ltd.................................  14,656     35,624
     Kolte-Patil Developers, Ltd............................  10,366     34,114
     Kotak Mahindra Bank, Ltd...............................  15,898    240,138
     KPIT Technologies, Ltd.................................  51,243    153,643
     KPR Mill, Ltd..........................................  11,361     91,696
     KRBL, Ltd..............................................  23,243    107,066
     KSB, Ltd...............................................   1,131     12,049
     L&T Finance Holdings, Ltd.............................. 130,728    225,055
     Lakshmi Machine Works, Ltd.............................     539     42,047
 *   Lakshmi Vilas Bank, Ltd. (The).........................  32,746     39,173
     Larsen & Toubro Infotech, Ltd..........................   1,148     27,239
     Larsen & Toubro, Ltd...................................  65,475  1,148,394
     LG Balakrishnan & Bros, Ltd............................   1,990     11,520
     LIC Housing Finance, Ltd............................... 153,416    850,575
     Linde India, Ltd.......................................   3,102     18,488
     LT Foods, Ltd..........................................  41,256     20,061
     Lumax Industries, Ltd..................................   1,052     22,064
     Lupin, Ltd.............................................  48,791    581,164
     LUX Industries, Ltd....................................     822     16,926
     Magma Fincorp, Ltd.....................................  43,108     62,258
     Mahanagar Gas, Ltd.....................................   6,414     72,234
     Maharashtra Seamless, Ltd..............................   9,479     60,650
     Mahindra & Mahindra Financial Services, Ltd............  54,883    301,232
     Mahindra & Mahindra, Ltd...............................  67,378    697,200
 *   Mahindra CIE Automotive, Ltd...........................  22,774     81,629
     Mahindra Holidays & Resorts India, Ltd.................  19,729     57,289
     Mahindra Lifespace Developers, Ltd.....................   6,764     37,283
     Maithan Alloys, Ltd....................................   3,334     23,528
     Man Infraconstruction, Ltd.............................  22,902     12,002
     Manappuram Finance, Ltd................................ 250,913    270,837
     Mangalam Cement, Ltd...................................   1,575      4,365
     Mangalore Refinery & Petrochemicals, Ltd...............  40,362     44,681
     Marico, Ltd............................................  54,062    234,113
     Marksans Pharma, Ltd...................................  42,845     16,801
     Maruti Suzuki India, Ltd...............................   5,329    475,651

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CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Mastek, Ltd............................................   1,371 $  8,383
  *   Max Financial Services, Ltd............................  56,547  288,025
  *   Max India, Ltd.........................................  30,683   28,203
      Mayur Uniquoters, Ltd..................................   6,531   31,772
      McLeod Russel India, Ltd...............................  21,709   39,439
      Meghmani Organics, Ltd.................................  33,015   32,207
      Merck, Ltd.............................................   1,041   43,733
      Minda Corp., Ltd.......................................  27,257   44,188
      Minda Industries, Ltd..................................  22,611   94,322
      Mindtree, Ltd..........................................  44,140  511,123
      Mirza International, Ltd...............................  11,205   12,144
      MM Forgings, Ltd.......................................   2,351   18,171
      MOIL, Ltd..............................................  27,997   67,061
  *   Morepen Laboratories, Ltd..............................  25,505    8,976
      Motherson Sumi Systems, Ltd............................  59,113  130,361
      Motherson Sumi Systems, Ltd............................  29,557   65,253
      Motilal Oswal Financial Services, Ltd..................   6,632   55,584
      Mphasis, Ltd...........................................  21,172  283,035
      MPS, Ltd...............................................   1,144    8,196
      MRF, Ltd...............................................     460  402,624
      Multi Commodity Exchange of India, Ltd.................   1,514   14,324
      Munjal Showa, Ltd......................................   2,421    5,859
      Muthoot Finance, Ltd...................................  66,141  365,821
  *   Nagarjuna Fertilizers & Chemicals, Ltd.................  58,591    7,340
  *   Narayana Hrudayalaya, Ltd..............................   9,217   28,374
      Natco Pharma, Ltd......................................  32,406  330,316
      National Aluminium Co., Ltd............................ 174,655  161,386
  *   National Fertilizers, Ltd..............................  19,848    9,666
      Nava Bharat Ventures, Ltd..............................  26,532   41,500
      Navin Fluorine International, Ltd......................   2,409   21,024
  *   Navkar Corp., Ltd......................................  11,681   10,589
      Navneet Education, Ltd.................................  39,220   58,719
      NBCC India, Ltd........................................  25,870   19,344
      NCC, Ltd............................................... 169,770  172,149
      NESCO, Ltd.............................................   8,606   51,523
      Nestle India, Ltd......................................   1,546  211,649
  *   Neuland Laboratories, Ltd..............................   1,890   14,597
      NHPC, Ltd.............................................. 138,291   45,938
      NIIT Technologies, Ltd.................................  14,920  247,416
  *   NIIT, Ltd..............................................  25,692   24,731
      Nilkamal, Ltd..........................................   2,169   46,794
      NLC India, Ltd.........................................  57,706   63,360
      NOCIL, Ltd.............................................  24,149   50,486
      NRB Bearings, Ltd......................................  15,994   34,995
      NTPC, Ltd..............................................  56,142  121,291
      Oberoi Realty, Ltd.....................................  30,091  171,462
      OCL India, Ltd.........................................   3,669   44,944
      Oil & Natural Gas Corp., Ltd...........................  38,013   78,665
      Oil India, Ltd.........................................  31,311   83,341
      Omaxe, Ltd.............................................  12,587   36,597
      Oracle Financial Services Software, Ltd................   1,338   65,591
      Orient Cement, Ltd.....................................  16,366   18,485
      Orient Electric, Ltd...................................   9,394   16,042
      Orient Paper & Industries, Ltd.........................   9,394    6,286
  *   Oriental Bank of Commerce..............................  29,982   32,477
      Oriental Carbon & Chemicals, Ltd.......................     634    9,078
      Page Industries, Ltd...................................     395  156,933
      Panama Petrochem, Ltd..................................   5,167    8,079
      Parag Milk Foods, Ltd..................................   8,024   28,044

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   Patel Engineering, Ltd.................................  14,724 $    7,327
     PC Jeweller, Ltd.......................................  24,124     19,118
     Persistent Systems, Ltd................................  10,342     79,279
     Petronet LNG, Ltd...................................... 237,073    726,955
     Pfizer, Ltd............................................   2,126     83,654
     Phillips Carbon Black, Ltd.............................  12,395     37,857
     Phoenix Mills, Ltd.(The)...............................   9,795     74,031
     PI Industries, Ltd.....................................  27,079    285,062
     Pidilite Industries, Ltd...............................  12,742    165,449
     Piramal Enterprises, Ltd...............................  12,107    352,415
     PNC Infratech, Ltd.....................................  10,557     19,780
     Poly Medicure, Ltd.....................................   3,192      9,617
     Polyplex Corp., Ltd....................................   3,594     25,474
     Power Finance Corp., Ltd............................... 211,592    273,450
     Power Grid Corp. of India, Ltd.........................  50,113    126,001
     Power Mech Projects, Ltd...............................   2,409     28,550
 *   Prabhat Dairy, Ltd.....................................   9,482     13,083
     Praj Industries, Ltd...................................  23,067     34,440
 *   Prakash Industries, Ltd................................  18,009     25,590
     Prestige Estates Projects, Ltd.........................  46,014    120,166
 *   Prime Focus, Ltd.......................................  22,316     21,025
     Prism Johnson, Ltd.....................................   5,847      6,866
     Procter & Gamble Hygiene & Health Care, Ltd............   1,239    156,711
     PSP Projects, Ltd......................................   3,112     15,103
     PTC India Financial Services, Ltd......................  58,589     12,127
     PTC India, Ltd.........................................  68,216     70,742
 *   Punjab National Bank................................... 102,037    101,582
     Puravankara, Ltd.......................................   9,361      8,333
     PVR, Ltd...............................................  10,932    201,053
 *   Quess Corp., Ltd.......................................     573      5,820
     Quick Heal Technologies, Ltd...........................   2,815      7,652
     Radico Khaitan, Ltd....................................  16,295     86,211
     Rain Commodities, Ltd..................................  41,827    103,933
     Rajesh Exports, Ltd....................................  26,893    207,018
     Rallis India, Ltd......................................  20,715     47,706
     Ramco Cements, Ltd. (The)..............................  24,308    196,684
     Ramco Industries, Ltd..................................   6,513     16,393
     Ramkrishna Forgings, Ltd...............................   4,671     33,966
 *   Ramky Infrastructure, Ltd..............................   7,222     11,942
     Rane Holdings, Ltd.....................................   1,941     35,044
     Rashtriya Chemicals & Fertilizers, Ltd.................  56,433     45,382
     Ratnamani Metals & Tubes, Ltd..........................   3,384     37,629
 *   RattanIndia Power, Ltd................................. 183,153      7,811
     Raymond, Ltd...........................................   8,074     82,113
     RBL Bank, Ltd..........................................  11,404     80,426
     Redington India, Ltd...................................  85,551     96,117
     Relaxo Footwears, Ltd..................................   2,790     30,197
     Reliance Capital, Ltd..................................  61,436    201,330
 *   Reliance Communications, Ltd........................... 359,602     60,436
     Reliance Home Finance, Ltd.............................  39,642     21,975
     Reliance Industries, Ltd............................... 249,095  3,565,799
     Reliance Infrastructure, Ltd...........................  30,433    147,614
 *   Reliance Power, Ltd.................................... 208,281     85,374
     Repco Home Finance, Ltd................................  16,370     81,652
     Rico Auto Industries, Ltd..............................  12,935     13,106
     RP SG Retail, Ltd......................................   9,474     20,697
 *   RP-SG Business Process Services, Ltd...................   3,158     20,697
     Rural Electrification Corp., Ltd....................... 476,121    751,461
     Sadbhav Engineering, Ltd...............................  24,705     69,568

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Sadbhav Infrastructure Project, Ltd....................  10,227 $ 14,571
      Sagar Cements, Ltd.....................................   1,007    8,917
  *   Sanghi Industries, Ltd.................................   5,588    4,625
  *   Sanghvi Movers, Ltd....................................   5,099    8,093
      Sanofi India, Ltd......................................   2,330  182,717
      Sarda Energy & Minerals, Ltd...........................   1,157    4,739
      Sasken Technologies, Ltd...............................     850    7,643
      Schaeffler India, Ltd..................................     912   62,639
      Sequent Scientific, Ltd................................   6,658    4,373
      SH Kelkar & Co., Ltd...................................   1,495    3,410
      Shankara Building Products, Ltd........................   2,446   36,655
      Sharda Cropchem, Ltd...................................  10,452   45,260
      Sharda Motor Industries, Ltd...........................     298    5,909
      Shilpa Medicare, Ltd...................................   5,041   26,463
  *   Shipping Corp. of India, Ltd...........................  33,640   20,047
      Shree Cement, Ltd......................................     520   95,266
      Shriram City Union Finance, Ltd........................   4,454   97,821
      Shriram Transport Finance Co., Ltd.....................  32,058  500,816
  *   Sical Logistics, Ltd...................................   2,839    5,941
      Siemens, Ltd...........................................   3,071   38,715
      Simplex Infrastructures, Ltd...........................   3,583   11,140
      Sintex Industries, Ltd................................. 114,349   18,526
  *   Sintex Plastics Technology, Ltd........................ 114,349   40,259
      Siyaram Silk Mills, Ltd................................   4,587   22,047
      SJVN, Ltd..............................................  83,096   31,465
      SKF India, Ltd.........................................   2,638   63,960
      Skipper, Ltd...........................................  10,366   12,723
      SML ISUZU, Ltd.........................................   1,708   17,009
      Sobha, Ltd.............................................  18,331  110,127
      Solar Industries India, Ltd............................   4,826   65,373
  *   Solara Active Pharma Sciences, Ltd.....................   3,320   14,569
      Somany Ceramics, Ltd...................................   7,499   34,504
      Sonata Software, Ltd...................................  20,977   87,620
      South Indian Bank, Ltd. (The).......................... 405,892   80,253
      Srei Infrastructure Finance, Ltd....................... 127,451   56,917
      SRF, Ltd...............................................   6,328  164,904
      Srikalahasthi Pipes, Ltd...............................   2,877    7,333
      Star Cement, Ltd.......................................  14,055   19,301
  *   State Bank of India.................................... 147,851  561,365
  *   Steel Authority of India, Ltd.......................... 181,378  158,227
      Sterlite Technologies, Ltd.............................  52,825  273,385
      Strides Pharma Science, Ltd............................  18,325  105,058
      Subros, Ltd............................................  10,122   39,058
      Sudarshan Chemical Industries..........................   9,147   46,726
      Sun Pharmaceutical Industries, Ltd.....................  54,221  424,859
      Sun TV Network, Ltd....................................  29,483  259,392
      Sundaram Finance Holdings, Ltd.........................   4,906    6,649
      Sundaram Finance, Ltd..................................   7,810  156,964
      Sundaram-Clayton, Ltd..................................     123    5,883
      Sundram Fasteners, Ltd.................................  13,749   99,041
      Sunteck Realty, Ltd....................................  11,073   48,440
      Suprajit Engineering, Ltd..............................  15,143   48,210
      Supreme Industries, Ltd................................  10,722  142,954
      Supreme Petrochem, Ltd.................................  11,031   33,298
      Surya Roshni, Ltd......................................   9,038   25,288
      Sutlej Textiles and Industries, Ltd....................  17,043   10,392
      Suven Life Sciences, Ltd...............................  22,977   75,069
      Swaraj Engines, Ltd....................................   1,242   23,740
      Symphony, Ltd..........................................   4,199   51,671

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   Syndicate Bank.........................................  85,548 $   40,129
     Syngene International, Ltd.............................   7,190     56,188
     TAKE Solutions, Ltd....................................  20,699     45,464
     Tamil Nadu Newsprint & Papers, Ltd.....................  11,610     40,573
     Tata Chemicals, Ltd....................................  44,464    410,175
     Tata Communications, Ltd...............................  14,869     98,584
     Tata Consultancy Services, Ltd.........................  44,176  1,155,972
     Tata Elxsi, Ltd........................................   4,794     67,326
     Tata Global Beverages, Ltd............................. 104,643    306,703
     Tata Metaliks, Ltd.....................................   4,500     39,312
 #*  Tata Motors, Ltd., Sponsored ADR.......................   2,004     24,469
 *   Tata Motors, Ltd....................................... 440,322  1,064,221
     Tata Power Co., Ltd. (The)............................. 176,417    181,991
     Tata Sponge Iron, Ltd..................................   1,511     16,245
     Tata Steel, Ltd........................................ 131,653    985,683
     TCI Express, Ltd.......................................   3,754     29,994
     Tech Mahindra, Ltd..................................... 103,154  1,039,063
 *   Techno Electric & Engineering Co., Ltd.................  15,828     56,445
     Texmaco Rail & Engineering, Ltd........................  14,686     12,352
     Thermax, Ltd...........................................   3,698     49,777
     Thirumalai Chemicals, Ltd..............................  22,510     37,739
     Thomas Cook India, Ltd.................................  13,147     36,764
     Thyrocare Technologies, Ltd............................   1,170      8,849
     TI Financial Holdings, Ltd.............................  24,140    158,571
     Tide Water Oil Co. India, Ltd..........................     206     15,742
     Time Technoplast, Ltd..................................  58,614     89,077
     Timken India, Ltd......................................   3,329     23,669
     Tinplate Co. of India, Ltd. (The)......................  10,194     20,758
     Titagarh Wagons, Ltd...................................  15,550     14,155
     Titan Co., Ltd.........................................  13,673    155,897
     Torrent Pharmaceuticals, Ltd...........................   8,398    189,717
     Torrent Power, Ltd.....................................  30,806    107,959
     Tourism Finance Corp. of India, Ltd....................   4,128      6,984
     Transport Corp. of India, Ltd..........................  10,050     39,949
     Trident, Ltd...........................................  56,408     49,219
 *   Triveni Engineering & Industries, Ltd..................  43,176     27,838
     Triveni Turbine, Ltd...................................   9,284     12,623
     TTK Prestige, Ltd......................................     445     39,967
     Tube Investments of India, Ltd.........................  33,589    134,199
     TV Today Network, Ltd..................................  11,325     62,184
 *   TV18 Broadcast, Ltd.................................... 162,424     82,272
     TVS Motor Co., Ltd.....................................  26,131    190,444
     TVS Srichakra, Ltd.....................................   1,119     36,337
 *   UCO Bank...............................................  84,585     21,712
     Uflex, Ltd.............................................  11,771     44,431
     UFO Moviez India, Ltd..................................   1,984      8,465
     UltraTech Cement, Ltd..................................   3,159    148,444
     Unichem Laboratories, Ltd..............................  12,905     37,898
 *   Union Bank of India....................................  70,567     73,071
 *   Unitech, Ltd........................................... 644,762     18,740
     United Breweries, Ltd..................................   8,287    137,168
 *   United Spirits, Ltd....................................  19,540    152,942
     UPL, Ltd............................................... 172,660  1,568,543
 *   V2 Retail, Ltd.........................................   1,510      6,138
     VA Tech Wabag, Ltd.....................................  10,297     34,922
 *   Vaibhav Global, Ltd....................................   2,512     25,088
     Vakrangee, Ltd.........................................  39,458     13,837
     Vardhman Textiles, Ltd.................................   5,504     74,744
     Vedanta, Ltd........................................... 604,675  1,725,158

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
INDIA -- (Continued)
    Vedanta, Ltd., ADR.....................................     3,300 $    36,762
    Venky's India, Ltd.....................................     2,471      83,306
    Vesuvius India, Ltd....................................     1,110      15,952
    V-Guard Industries, Ltd................................    29,973      76,050
    Vijaya Bank............................................    91,105      54,197
    Vinati Organics, Ltd...................................     4,962     104,188
    Vindhya Telelinks, Ltd.................................       575      11,583
    VIP Industries, Ltd....................................    14,795      88,582
    V-Mart Retail, Ltd.....................................     1,571      51,552
*   Vodafone Idea, Ltd.....................................   705,680     368,947
    Voltas, Ltd............................................     9,019      66,001
*   VRL Logistics, Ltd.....................................    13,256      45,546
    VST Industries, Ltd....................................       810      35,000
    VST Tillers Tractors, Ltd..............................       349       8,493
    WABCO India, Ltd.......................................       883      74,798
    Welspun Corp., Ltd.....................................    31,402      58,527
    Welspun Enterprises, Ltd...............................    12,196      20,184
    Welspun India, Ltd.....................................   151,349     120,565
    West Coast Paper Mills, Ltd............................    12,660      66,829
    Wheels India, Ltd......................................       735      10,385
    Whirlpool of India, Ltd................................     4,402      82,174
    Wipro, Ltd.............................................   107,397     481,948
*   Wockhardt, Ltd.........................................    11,197      74,814
    Wonderla Holidays, Ltd.................................     2,080       7,884
    Yes Bank, Ltd..........................................   456,739   1,163,134
    Zee Entertainment Enterprises, Ltd.....................    46,659     283,643
    Zee Learn, Ltd.........................................    14,534       8,068
*   Zee Media Corp., Ltd...................................    44,167      14,949
    Zensar Technologies, Ltd...............................    22,420      77,822
                                                                      -----------
TOTAL INDIA................................................            83,517,900
                                                                      -----------
INDONESIA -- (0.5%)
    Ace Hardware Indonesia Tbk PT.......................... 2,023,900     182,550
    Adaro Energy Tbk PT.................................... 8,189,000     889,866
    Adhi Karya Persero Tbk PT..............................   613,195      45,445
*   Agung Podomoro Land Tbk PT............................. 2,382,800      21,958
    AKR Corporindo Tbk PT..................................   313,500      71,394
*   Alam Sutera Realty Tbk PT.............................. 3,082,000      56,463
    Aneka Tambang Tbk PT................................... 2,693,146     120,874
    Astra Agro Lestari Tbk PT..............................   144,000     113,861
    Astra International Tbk PT............................. 2,103,200   1,094,011
*   Asuransi Kresna Mitra Tbk PT...........................   301,300      13,674
*   Bank Bukopin Tbk.......................................   950,300      20,761
    Bank Central Asia Tbk PT...............................   396,300     617,063
    Bank Danamon Indonesia Tbk PT..........................   628,000     306,946
    Bank Mandiri Persero Tbk PT............................   920,900     413,780
*   Bank Nationalnobu Tbk PT...............................   307,700      21,253
    Bank Negara Indonesia Persero Tbk PT................... 1,028,700     496,704
*   Bank Pan Indonesia Tbk PT.............................. 1,293,000      92,376
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT...   960,500     113,136
    Bank Pembangunan Daerah Jawa Timur Tbk PT.............. 1,628,900      65,409
*   Bank Permata Tbk PT....................................   905,805      27,412
    Bank Rakyat Indonesia Persero Tbk PT................... 5,584,000   1,158,948
    Bank Tabungan Negara Persero Tbk PT.................... 1,284,600     179,327
    Barito Pacific Tbk PT.................................. 2,568,700     317,502
    Bekasi Fajar Industrial Estate Tbk PT.................. 1,149,700      10,595
    Blue Bird Tbk PT.......................................   116,900      21,931
    Bukit Asam Tbk PT...................................... 1,380,500     387,709
*   Bumi Serpong Damai Tbk PT.............................. 1,496,600     108,655

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares   Value>>
                                                             ---------- --------
INDONESIA -- (Continued)
*   Bumi Teknokultura Unggul Tbk PT.........................  2,403,200 $ 22,168
    Charoen Pokphand Indonesia Tbk PT.......................  1,144,800  414,663
    Ciputra Development Tbk PT..............................  4,754,247  257,104
*   Citra Marga Nusaphala Persada Tbk PT....................    111,012    9,674
*   Delta Dunia Makmur Tbk PT...............................  3,847,700  204,224
    Dharma Satya Nusantara Tbk PT...........................    534,500   15,469
*   Eagle High Plantations Tbk PT...........................  3,170,000   36,605
    Elnusa Tbk PT...........................................  1,799,200   44,365
*   Energi Mega Persada Tbk PT..............................  4,464,800   29,674
    Erajaya Swasembada Tbk PT...............................    296,100   33,119
*   Gajah Tunggal Tbk PT....................................    624,600   25,509
*   Garuda Indonesia Persero Tbk PT.........................  2,201,200   29,230
    Global Mediacom Tbk PT..................................  3,396,300   73,357
    Gudang Garam Tbk PT.....................................     45,400  216,422
*   Hanson International Tbk PT............................. 12,875,000  102,605
    Harum Energy Tbk PT.....................................    450,300   58,176
*   Holcim Indonesia Tbk PT.................................    311,600   37,456
    Indah Kiat Pulp & Paper Corp. Tbk PT....................    694,100  581,695
    Indika Energy Tbk PT....................................    744,800  110,051
    Indo Tambangraya Megah Tbk PT...........................    150,400  246,432
    Indocement Tunggal Prakarsa Tbk PT......................     98,000  111,820
    Indofood CBP Sukses Makmur Tbk PT.......................    147,900   86,899
    Indofood Sukses Makmur Tbk PT...........................  1,760,200  692,531
    Indomobil Sukses Internasional Tbk PT...................    194,300   24,258
*   Indo-Rama Synthetics Tbk PT.............................     28,100    7,680
    Indosat Tbk PT..........................................    241,700   38,371
*   Inti Agri Resources Tbk PT..............................    532,800    6,979
*   Intiland Development Tbk PT.............................  1,947,500   41,748
    Japfa Comfeed Indonesia Tbk PT..........................  1,723,900  230,564
    Jasa Marga Persero Tbk PT...............................    283,904   77,609
    Kalbe Farma Tbk PT......................................    931,100   83,981
*   Kawasan Industri Jababeka Tbk PT........................  1,296,610   18,932
    KMI Wire & Cable Tbk PT.................................    922,400   14,953
*   Krakatau Steel Persero Tbk PT...........................  1,204,811   29,362
*   Kresna Graha Investama Tbk PT...........................  3,278,200  134,804
    Link Net Tbk PT.........................................    240,100   69,294
*   Lippo Cikarang Tbk PT...................................    119,200   12,102
    Lippo Karawaci Tbk PT...................................  4,293,000   79,329
    Matahari Department Store Tbk PT........................    352,500  112,618
*   Matahari Putra Prima Tbk PT.............................    381,500    3,766
    Mayora Indah Tbk PT.....................................    698,700  117,170
*   Medco Energi Internasional Tbk PT.......................  3,864,000  208,465
    Media Nusantara Citra Tbk PT............................  2,123,400  109,252
    Metrodata Electronics Tbk PT............................    195,100    9,172
    Mitra Adiperkasa Tbk PT.................................  3,535,200  186,254
*   Mitra Keluarga Karyasehat Tbk PT........................    378,700   35,672
    Mitra Pinasthika Mustika Tbk PT.........................    297,400   15,076
*   MNC Investama Tbk PT....................................  7,821,100   39,583
    Modernland Realty Tbk PT................................  2,673,900   38,353
*   Multipolar Tbk PT.......................................  3,130,100   17,505
    Nippon Indosari Corpindo Tbk PT.........................    355,544   24,583
    Pabrik Kertas Tjiwi Kimia Tbk PT........................    113,500   77,160
    Pakuwon Jati Tbk PT.....................................  6,004,200  188,936
    Pan Brothers Tbk PT.....................................  1,142,500   41,691
*   Panin Financial Tbk PT..................................  6,109,000  110,286
    Perusahaan Gas Negara Persero Tbk.......................    891,300  130,534
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT...    995,700   84,631
*   Pool Advista Indonesia Tbk PT...........................     13,400    4,012
    PP Persero Tbk PT.......................................    895,263   78,564

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                Shares     Value>>
                                                              ---------- -----------
INDONESIA -- (Continued)
    PP Properti Tbk PT.......................................  2,895,600 $    18,320
    Ramayana Lestari Sentosa Tbk PT..........................    557,200      43,650
    Salim Ivomas Pratama Tbk PT..............................    864,100      26,168
    Sarana Menara Nusantara Tbk PT...........................    216,000       6,878
    Sawit Sumbermas Sarana Tbk PT............................  1,122,200      93,077
    Selamat Sempurna Tbk PT..................................    538,800      52,289
    Semen Baturaja Persero Tbk PT............................    698,500      80,942
    Semen Indonesia Persero Tbk PT...........................    487,400     288,988
*   Sentul City Tbk PT....................................... 11,383,500      71,243
*   Siloam International Hospitals Tbk PT....................     55,546       8,402
    Sri Rejeki Isman Tbk PT..................................  5,584,400     133,382
    Summarecon Agung Tbk PT..................................  3,312,000     130,697
    Surya Citra Media Tbk PT.................................    742,100      76,790
    Surya Semesta Internusa Tbk PT...........................  1,978,300      60,694
    Telekomunikasi Indonesia Persero Tbk PT..................    777,800     197,035
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...      6,000     151,200
*   Tiga Pilar Sejahtera Food Tbk............................    494,100       5,460
    Timah Tbk PT.............................................  1,283,200      54,574
    Tiphone Mobile Indonesia Tbk PT..........................    985,400      41,561
    Total Bangun Persada Tbk PT..............................    116,600       3,910
    Tower Bersama Infrastructure Tbk PT......................    368,800     113,533
*   Trada Alam Minera Tbk PT.................................  6,695,600      79,968
    Tunas Baru Lampung Tbk PT................................  1,230,000      71,995
    Unilever Indonesia Tbk PT................................     45,700     130,173
    United Tractors Tbk PT...................................    453,100   1,000,366
*   Vale Indonesia Tbk PT....................................    649,900     125,428
*   Visi Media Asia Tbk PT...................................  4,307,500      37,994
    Waskita Beton Precast Tbk PT.............................  4,441,600      93,056
    Waskita Karya Persero Tbk PT.............................  2,556,223     242,693
    Wijaya Karya Beton Tbk PT................................  1,250,300      24,686
    Wijaya Karya Persero Tbk PT..............................    977,634      70,859
*   XL Axiata Tbk PT.........................................  1,891,000     326,780
                                                                         -----------
TOTAL INDONESIA..............................................             16,774,891
                                                                         -----------
IRELAND -- (0.5%)
    AIB Group P.L.C..........................................      2,474      11,928
    Bank of Ireland Group P.L.C..............................    176,481   1,246,941
    C&C Group P.L.C..........................................     50,569     187,954
    CRH P.L.C................................................      6,006     179,148
#   CRH P.L.C., Sponsored ADR................................    152,495   4,541,301
    FBD Holdings P.L.C.......................................      4,345      52,744
    Glanbia P.L.C............................................    124,971   2,209,534
*   Independent News & Media P.L.C...........................    186,318      15,530
    Irish Continental Group P.L.C............................     44,851     264,258
    Kerry Group P.L.C., Class A..............................     11,114   1,138,576
    Kingspan Group P.L.C.....................................     39,093   1,698,500
    Paddy Power Betfair P.L.C................................     15,076   1,301,231
    Paddy Power Betfair P.L.C................................      2,721     233,342
*   Permanent TSB Group Holdings P.L.C.......................      6,539      14,046
    Smurfit Kappa Group P.L.C................................     85,763   2,788,207
                                                                         -----------
TOTAL IRELAND................................................             15,883,240
                                                                         -----------
ISRAEL -- (0.5%)
    Adgar Investment and Development, Ltd....................      6,514      10,419
*   ADO Group, Ltd...........................................      5,067     111,060
*   Africa Israel Properties, Ltd............................      4,021     104,296
*   Airport City, Ltd........................................     22,738     264,766
    Albaad Massuot Yitzhak, Ltd..............................      1,026      10,743

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
ISRAEL -- (Continued)
*   Allot Communications, Ltd...............................   4,506 $   29,017
    Alony Hetz Properties & Investments, Ltd................  21,217    201,818
    Alrov Properties and Lodgings, Ltd......................   2,314     70,896
    Amot Investments, Ltd...................................  44,603    221,559
    Arad, Ltd...............................................   2,084     24,570
*   Arko Holdings, Ltd......................................  73,802     38,015
    Ashtrom Group, Ltd......................................   3,708     15,689
    Ashtrom Properties, Ltd.................................   8,073     33,639
#   Avgol Industries 1953, Ltd..............................  27,468     28,397
*   Azorim-Investment Development & Construction Co., Ltd...  19,836     17,632
    Azrieli Group, Ltd......................................   2,950    143,246
    Bank Hapoalim BM........................................ 274,636  1,857,952
    Bank Leumi Le-Israel BM................................. 429,907  2,680,772
    Bayside Land Corp.......................................     237    101,812
    Bezeq The Israeli Telecommunication Corp., Ltd.......... 110,000    126,311
    Big Shopping Centers, Ltd...............................   1,032     67,286
    Blue Square Real Estate, Ltd............................   1,087     38,486
#*  Bonus Biogroup, Ltd.....................................  62,416      9,068
*   Brack Capital Properties NV.............................     732     77,918
    Camtek, Ltd.............................................   2,154     17,560
    Carasso Motors, Ltd.....................................   7,908     40,544
#*  Cellcom Israel, Ltd.....................................  28,321    178,487
*   Ceragon Networks, Ltd...................................  10,169     33,863
*   Clal Insurance Enterprises Holdings, Ltd................   9,671    160,350
    Danel Adir Yeoshua, Ltd.................................     826     39,437
    Delek Automotive Systems, Ltd...........................  11,971     67,550
    Delek Group, Ltd........................................   1,289    216,127
#   Delta-Galil Industries, Ltd.............................   8,297    233,176
#   Direct Insurance Financial Investments, Ltd.............   7,723     87,164
    Dor Alon Energy in Israel 1988, Ltd.....................     820     11,393
*   El Al Israel Airlines................................... 172,804     49,473
    Elbit Systems, Ltd......................................   1,672    199,580
#   Elbit Systems, Ltd......................................     200     23,898
    Electra Consumer Products 1970, Ltd.....................   5,498     59,437
    Electra, Ltd............................................     803    194,121
#*  Energix-Renewable Energies, Ltd.........................  18,849     21,301
#*  Enlight Renewable Energy, Ltd...........................  24,480     12,103
    First International Bank Of Israel, Ltd.................  13,827    297,759
    FMS Enterprises Migun, Ltd..............................   1,064     26,919
    Formula Systems 1985, Ltd...............................   5,806    225,439
    Fox Wizel, Ltd..........................................   4,827     91,546
*   Gilat Satellite Networks, Ltd...........................   6,757     64,109
    Hadera Paper, Ltd.......................................   1,555    113,742
    Hamlet Israel-Canada, Ltd...............................   1,355     34,012
    Harel Insurance Investments & Financial Services, Ltd...  64,061    468,560
    Hilan, Ltd..............................................   4,187     98,390
    IDI Insurance Co., Ltd..................................   1,858    104,433
*   Industrial Buildings Corp., Ltd.........................  60,197     83,250
    Inrom Construction Industries, Ltd......................  18,124     63,406
    Israel Chemicals, Ltd...................................  84,027    483,997
    Israel Discount Bank, Ltd., Class A..................... 148,658    485,808
    Issta Lines, Ltd........................................     441      6,951
*   Jerusalem Oil Exploration...............................   5,247    301,252
*   Kamada, Ltd.............................................   2,220     11,912
    Kenon Holdings, Ltd.....................................   4,298     68,577
    Kerur Holdings, Ltd.....................................   1,856     47,609
    Klil Industries, Ltd....................................     492     41,900
    Magic Software Enterprises, Ltd.........................   1,425     11,843
    Malam--Team, Ltd........................................     221     22,800

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
ISRAEL -- (Continued)
    Matrix IT, Ltd.........................................  10,705 $   124,645
    Maytronics, Ltd........................................  11,993      74,140
*   Mazor Robotics, Ltd....................................   1,381      40,183
    Mediterranean Towers, Ltd..............................   7,055      12,300
    Mega Or Holdings, Ltd..................................   4,172      46,096
#   Meitav Dash Investments, Ltd...........................   8,052      24,094
    Melisron, Ltd..........................................   3,680     156,030
    Menora Mivtachim Holdings, Ltd.........................  12,951     144,169
    Migdal Insurance & Financial Holding, Ltd.............. 161,328     178,250
    Mivtach Shamir Holdings, Ltd...........................   1,390      25,341
#   Mizrahi Tefahot Bank, Ltd..............................  41,901     705,216
    Naphtha Israel Petroleum Corp., Ltd....................  19,644     123,222
    Nawi Brothers, Ltd.....................................   3,087      17,173
    Neto ME Holdings, Ltd..................................     439      36,183
*   Nice, Ltd..............................................   3,603     382,304
#*  Nice, Ltd., Sponsored ADR..............................   2,783     294,831
*   Nova Measuring Instruments, Ltd........................   6,918     152,636
    Oil Refineries, Ltd.................................... 718,247     341,427
#*  Partner Communications Co., Ltd........................  84,067     424,918
#   Paz Oil Co., Ltd.......................................   2,610     390,808
    Phoenix Holdings, Ltd. (The)...........................  43,266     239,370
    Plasson Industries, Ltd................................   1,754      82,773
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....   1,932      98,457
    Scope Metals Group, Ltd................................   3,658      98,467
    Shapir Engineering and Industry, Ltd...................  38,800     141,636
#*  Shikun & Binui, Ltd.................................... 124,269     236,729
    Shufersal, Ltd.........................................  36,792     233,560
    Strauss Group, Ltd.....................................   8,386     183,875
    Summit Real Estate Holdings, Ltd.......................   5,245      47,222
*   Suny Cellular Communication, Ltd.......................  31,041      15,877
    Tadiran Holdings, Ltd..................................   1,079      26,979
    Teva Pharmaceutical Industries, Ltd., Sponsored ADR....  22,731     454,165
    Teva Pharmaceutical Industries, Ltd....................   5,553     110,912
*   Tower Semiconductor, Ltd...............................  19,738     309,689
*   Union Bank of Israel...................................   5,299      23,806
    YH Dimri Construction & Development, Ltd...............     757      11,938
                                                                    -----------
TOTAL ISRAEL...............................................          17,094,566
                                                                    -----------
ITALY -- (2.1%)
#*  A.S. Roma SpA..........................................  23,926      13,345
    A2A SpA................................................ 882,385   1,421,835
    ACEA SpA...............................................  28,503     374,178
*   Aeffe SpA..............................................   7,486      19,131
    Amplifon SpA...........................................  24,895     440,997
    Anima Holding SpA......................................  91,871     384,167
*   Ansaldo STS SpA........................................  10,980     157,844
*   Arnoldo Mondadori Editore SpA..........................  66,336     114,464
    Ascopiave SpA..........................................  29,894      98,028
    Assicurazioni Generali SpA............................. 164,855   2,660,238
#*  Astaldi SpA............................................  23,461      14,850
    Atlantia SpA...........................................  46,950     943,408
    Autogrill SpA..........................................  43,407     426,758
#   Azimut Holding SpA.....................................  64,831     798,238
#*  Banca Carige SpA....................................... 300,788       1,667
    Banca Farmafactoring SpA...............................  20,440     105,141
    Banca Generali SpA.....................................  27,309     525,819
    Banca IFIS SpA.........................................  12,519     219,953
    Banca Mediolanum SpA...................................  69,935     405,203
#*  Banca Monte dei Paschi di Siena SpA....................     520         853

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
ITALY -- (Continued)
    Banca Popolare di Sondrio SCPA.........................   141,597 $  446,381
#   Banca Profilo SpA......................................    46,449      8,566
    Banca Sistema SpA......................................    18,647     35,457
#*  Banco BPM SpA..........................................   589,971  1,105,996
    Banco di Desio e della Brianza SpA.....................    13,120     26,877
    BasicNet SpA...........................................    10,635     56,750
#   BE.....................................................    35,768     33,806
    Biesse SpA.............................................     4,465    102,631
#   BPER Banca.............................................   210,785    799,929
    Brembo SpA.............................................    88,127    975,645
    Brunello Cucinelli SpA.................................     8,998    307,999
#   Buzzi Unicem SpA.......................................    22,520    432,434
    Cairo Communication SpA................................    49,425    156,233
#   Carraro SpA............................................    13,914     30,871
    Cementir Holding SpA...................................    15,517     95,315
    Cerved Group SpA.......................................    52,336    417,370
    CIR-Compagnie Industriali Riunite SpA..................   132,882    141,231
    CNH Industrial NV......................................   156,507  1,626,938
    Credito Emiliano SpA...................................    31,072    185,303
*   Credito Valtellinese SpA............................... 2,829,464    295,569
#*  d'Amico International Shipping SA......................    45,205      4,503
    Danieli & C Officine Meccaniche SpA....................     5,424    101,370
    Datalogic SpA..........................................     5,973    175,411
    Davide Campari-Milano SpA..............................    85,368    657,013
    De' Longhi SpA.........................................    15,416    407,973
    DeA Capital SpA........................................    43,727     63,633
#   DiaSorin SpA...........................................     6,986    662,644
    El.En. SpA.............................................     1,301     25,445
*   Elica SpA..............................................     3,965      8,509
    Emak SpA...............................................    11,344     15,705
    Enav SpA...............................................    28,992    130,678
    Enel SpA............................................... 1,025,364  5,027,427
    Eni SpA................................................   351,830  6,248,413
    Eni SpA, Sponsored ADR.................................       768     27,141
    ERG SpA................................................    26,376    492,020
    Esprinet SpA...........................................    12,653     55,575
*   Eurotech SpA...........................................     8,670     36,974
    Falck Renewables SpA...................................    80,255    162,134
#   Ferrari NV.............................................    11,140  1,304,537
*   Fiat Chrysler Automobiles NV...........................   359,805  5,475,671
*   Fincantieri SpA........................................   173,288    252,461
    FinecoBank Banca Fineco SpA............................   126,165  1,318,629
    FNM SpA................................................    63,935     36,445
#*  GEDI Gruppo Editoriale SpA.............................    57,585     23,278
#   Gefran SpA.............................................     1,857     13,420
    Geox SpA...............................................    27,658     49,986
#   Gruppo MutuiOnline SpA.................................     6,783    120,869
    Hera SpA...............................................   346,619    956,625
*   IMMSI SpA..............................................    96,634     46,030
    Industria Macchine Automatiche SpA.....................     5,947    356,624
    Infrastrutture Wireless Italiane SpA...................    30,805    214,218
*   Intek Group SpA........................................    29,824     10,798
    Interpump Group SpA....................................    20,581    593,763
    Intesa Sanpaolo SpA....................................   972,475  2,154,105
    Iren SpA...............................................   239,551    518,386
    Italgas SpA............................................   166,907    861,163
    Italmobiliare SpA......................................     2,852     62,925
    IVS Group SA...........................................     1,731     20,846
#*  Juventus Football Club SpA.............................   125,442    132,812

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
ITALY -- (Continued)
    La Doria SpA...........................................     8,722 $    94,858
    Leonardo SpA...........................................    77,670     841,997
    Luxottica Group SpA....................................     3,454     216,922
    Maire Tecnimont SpA....................................    50,309     219,918
    MARR SpA...............................................     9,704     234,816
    Massimo Zanetti Beverage Group SpA.....................     2,555      17,484
*   Mediaset SpA...........................................   275,017     827,549
    Mediobanca Banca di Credito Finanziario SpA............   115,980   1,015,727
    Moncler SpA............................................    48,475   1,683,429
#*  Mondo TV SpA...........................................     8,830      33,644
    Nice SpA...............................................     2,776       8,691
#*  OVS SpA................................................    56,143      99,140
#   Panariagroup Industrie Ceramiche SpA...................     3,266       8,498
    Parmalat SpA...........................................    83,885     258,270
    Piaggio & C SpA........................................   111,211     237,967
    Poste Italiane SpA.....................................   123,985     889,642
    Prima Industrie SpA....................................     1,946      47,972
    Prysmian SpA...........................................    59,504   1,155,966
    RAI Way SpA............................................    23,314     120,662
    Recordati SpA..........................................    12,733     431,059
    Reno de Medici SpA.....................................    50,983      49,968
    Reply SpA..............................................     5,731     317,576
#   Retelit SpA............................................    27,814      44,568
#*  Rizzoli Corriere Della Sera Mediagroup SpA.............    58,201      59,150
    Sabaf SpA..............................................     2,401      35,538
    SAES Getters SpA.......................................     3,674      73,632
#*  Safilo Group SpA.......................................    10,593      19,771
*   Saipem SpA.............................................   174,972     956,877
#   Salini Impregilo SpA...................................    76,708     169,088
    Salvatore Ferragamo SpA................................    16,560     391,724
    Saras SpA..............................................   359,999     702,912
    Servizi Italia SpA.....................................     2,987      11,501
    Sesa SpA...............................................     2,079      56,354
    Snam SpA...............................................   165,229     683,149
    Societa Cattolica di Assicurazioni SC..................    64,881     524,158
    Societa Iniziative Autostradali e Servizi SpA..........    36,557     515,045
#*  Sogefi SpA.............................................    29,462      52,409
#   SOL SpA................................................    12,728     153,216
    Tamburi Investment Partners SpA........................    11,416      74,382
    Technogym SpA..........................................    32,033     349,811
*   Telecom Italia SpA..................................... 4,215,296   2,479,242
*   Telecom Italia SpA, Sponsored ADR......................     8,643      51,426
    Tenaris SA.............................................    20,521     302,082
    Terna Rete Elettrica Nazionale SpA.....................   219,674   1,134,724
#*  Tiscali SpA............................................   594,547       6,535
#   Tod's SpA..............................................     2,352     143,797
#*  TREVI - Finanziaria Industriale SpA....................    41,634      12,703
#   TXT e-solutions SpA....................................     1,853      17,125
#   UniCredit SpA..........................................   152,852   1,954,237
#   Unieuro SpA............................................     2,020      24,464
    Unione di Banche Italiane SpA..........................   451,016   1,376,572
    Unipol Gruppo SpA......................................   172,816     695,497
#   UnipolSai Assicurazioni SpA............................   298,323     651,313
    Zignago Vetro SpA......................................     7,898      73,478
                                                                      -----------
TOTAL ITALY................................................            67,841,812
                                                                      -----------
JAPAN -- (17.4%)
    77 Bank, Ltd. (The)....................................    24,700     510,193
    A&A Material Corp......................................     1,900      17,682

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CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     A&D Co., Ltd...........................................  8,700 $   63,163
     ABC-Mart, Inc..........................................  3,400    198,781
     Abist Co., Ltd.........................................    600     19,685
     Achilles Corp..........................................  6,100    121,357
     Acom Co., Ltd.......................................... 22,800     83,924
     AD Works Co., Ltd...................................... 42,000     14,120
 #   Adastria Co., Ltd...................................... 15,900    259,086
     ADEKA Corp............................................. 31,800    471,140
     Ad-sol Nissin Corp.....................................    800     15,180
 #   Adtec Plasma Technology Co., Ltd.......................  2,800     28,754
     Advan Co., Ltd.........................................  6,600     66,582
     Advance Create Co., Ltd................................  1,000     18,572
 #   Advanex, Inc...........................................    700     12,125
 #   Advantage Risk Management Co., Ltd.....................  2,200     19,756
     Advantest Corp......................................... 12,600    232,602
 #   Adventure, Inc.........................................    600     39,567
     Aeon Co., Ltd.......................................... 95,824  2,199,367
     Aeon Delight Co., Ltd..................................  9,500    317,183
     Aeon Fantasy Co., Ltd..................................  4,700    146,875
     AEON Financial Service Co., Ltd........................ 30,500    596,939
 #   Aeon Hokkaido Corp.....................................  9,700     68,483
     Aeon Mall Co., Ltd..................................... 15,100    278,876
     Aeria, Inc.............................................  8,000     45,759
     AGC, Inc............................................... 75,900  2,486,061
     Agro-Kanesho Co., Ltd..................................  3,200     70,647
     Ahresty Corp...........................................  5,200     33,002
     Ai Holdings Corp....................................... 10,300    196,475
     Aica Kogyo Co., Ltd.................................... 13,800    410,812
     Aichi Bank, Ltd. (The).................................  3,000    114,484
 #   Aichi Corp............................................. 13,700     81,285
     Aichi Steel Corp.......................................  4,200    148,472
     Aichi Tokei Denki Co., Ltd.............................    800     29,338
     Aida Engineering, Ltd.................................. 15,700    129,190
 #*  Aiful Corp............................................. 56,700    149,540
 #   Aigan Co., Ltd.........................................  4,500     12,934
 #   Ain Holdings, Inc...................................... 13,500  1,058,775
     Aiphone Co., Ltd.......................................  3,100     40,324
     Air Water, Inc......................................... 64,700  1,048,077
     Airport Facilities Co., Ltd............................  8,200     43,716
     Airtech Japan, Ltd.....................................  1,900     12,185
     Aisan Industry Co., Ltd................................ 19,800    148,251
     Aisin Seiki Co., Ltd................................... 31,100  1,216,360
     AIT Corp...............................................  2,100     19,717
     Aizawa Securities Co., Ltd.............................  9,400     56,291
     Ajinomoto Co., Inc..................................... 97,500  1,575,156
 #   Ajis Co., Ltd..........................................  2,100     66,462
     Akatsuki Corp..........................................  4,600     14,540
 #   Akatsuki, Inc..........................................  1,300     51,056
 #*  Akebono Brake Industry Co., Ltd........................ 65,300    131,315
     Akita Bank, Ltd. (The).................................  6,000    139,301
     Albis Co., Ltd.........................................  1,800     46,731
 #   Alconix Corp........................................... 11,500    131,332
     Alfresa Holdings Corp.................................. 23,700    632,119
     Alinco, Inc............................................  7,400     66,972
     Alpen Co., Ltd.........................................  7,200    120,992
     Alpha Corp.............................................  3,000     36,308
     Alpha Systems, Inc.....................................  2,400     57,145
     Alpine Electronics, Inc................................ 13,300    225,748
     Alps Electric Co., Ltd................................. 42,200    994,772

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Alps Logistics Co., Ltd................................   1,900 $   14,509
     Altech Corp............................................   4,400     88,052
     Amada Holdings Co., Ltd................................  49,100    462,563
     Amano Corp.............................................  13,800    293,436
     Amiyaki Tei Co., Ltd...................................   1,600     56,343
     Amuse, Inc.............................................   4,600    117,239
     ANA Holdings, Inc......................................   4,500    151,315
     Anabuki Kosan, Inc.....................................     500     13,309
     Anest Iwata Corp.......................................   8,600     81,955
     Anicom Holdings, Inc...................................   3,200    101,668
     AOI Electronic Co., Ltd................................   1,300     42,174
     AOI TYO Holdings, Inc..................................   3,240     35,866
     AOKI Holdings, Inc.....................................  16,400    216,005
 #   Aomori Bank, Ltd. (The)................................   6,600    180,066
     Aoyama Trading Co., Ltd................................  18,000    544,562
     Aoyama Zaisan Networks Co., Ltd........................   2,000     27,953
     Aozora Bank, Ltd.......................................  12,500    431,330
 #   Apaman Co., Ltd........................................   3,200     33,122
 *   Apic Yamada Corp.......................................   4,300      8,855
     Arakawa Chemical Industries, Ltd.......................   6,100     85,689
     Arata Corp.............................................   3,600    163,483
     Araya Industrial Co., Ltd..............................   2,300     36,850
     Arcland Sakamoto Co., Ltd..............................   9,100    119,165
     Arcland Service Holdings Co., Ltd......................   4,000     81,991
     Arcs Co., Ltd..........................................  15,000    362,464
 #*  Ardepro Co., Ltd.......................................  10,700      5,951
 #   Arealink Co., Ltd......................................   2,300     33,948
     Argo Graphics, Inc.....................................   1,700     64,411
     Ariake Japan Co., Ltd..................................   1,400    124,068
     Arisawa Manufacturing Co., Ltd.........................  14,200    112,753
 #*  Arrk Corp..............................................  23,700     21,023
     Artnature, Inc.........................................   9,700     57,029
     ArtSpark Holdings, Inc.................................   4,000     39,519
     As One Corp............................................   1,700    121,016
     Asahi Broadcasting Group Holdings Corp.................   3,600     24,500
     Asahi Co., Ltd.........................................   6,500     78,144
     Asahi Diamond Industrial Co., Ltd......................  17,500    110,679
     Asahi Group Holdings, Ltd..............................  17,500    769,039
     Asahi Holdings, Inc....................................  18,100    387,593
     Asahi Intecc Co., Ltd..................................  12,200    499,643
     Asahi Kasei Corp....................................... 203,000  2,435,685
     Asahi Kogyosha Co., Ltd................................   1,100     31,967
     Asahi Net, Inc.........................................   3,700     16,674
     ASAHI YUKIZAI Corp.....................................   4,000     79,048
     Asante, Inc............................................   1,900     37,865
     Asanuma Corp...........................................   4,000    116,097
 #   Ashimori Industry Co., Ltd.............................   1,900     31,434
 #   Asia Pile Holdings Corp................................   9,800     56,552
     Asics Corp.............................................  31,400    454,469
     ASKA Pharmaceutical Co., Ltd...........................   5,600     73,648
     Astellas Pharma, Inc...................................  88,200  1,362,707
 #   Asti Corp..............................................   1,300     22,041
 #   Asukanet Co., Ltd......................................   1,500     16,988
     Asunaro Aoki Construction Co., Ltd.....................   4,000     35,608
     Ateam, Inc.............................................   3,400     64,774
 #   Atom Corp..............................................  28,800    255,575
     Atsugi Co., Ltd........................................   6,500     58,992
     Aucnet, Inc............................................   1,000     10,500
     Autobacs Seven Co., Ltd................................  17,000    273,601

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CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Aval Data Corp.........................................  1,000 $   17,459
     Avant Corp.............................................    900     12,299
     Avex, Inc.............................................. 17,500    235,478
     Awa Bank, Ltd. (The)................................... 14,200    386,432
     Axell Corp.............................................  2,300     12,345
     Axial Retailing, Inc...................................  7,300    239,184
     Azbil Corp............................................. 20,800    387,450
     Bandai Namco Holdings, Inc............................. 20,000    711,495
     Bando Chemical Industries, Ltd......................... 12,900    149,220
     Bank of Iwate, Ltd. (The)..............................  6,200    236,161
     Bank of Kochi, Ltd. (The)..............................  2,200     19,192
     Bank of Kyoto, Ltd. (The)..............................  9,300    417,589
 #   Bank of Nagoya, Ltd. (The).............................  5,100    161,137
     Bank of Okinawa, Ltd. (The)............................  8,100    270,143
     Bank of Saga, Ltd. (The)...............................  5,400    103,970
     Bank of the Ryukyus, Ltd...............................  4,300     48,906
     Bank of Toyama, Ltd. (The).............................    300      9,984
     Baroque Japan, Ltd.....................................  7,800     70,618
     BayCurrent Consulting, Inc.............................  7,800    159,523
 #   Beenos, Inc............................................  3,400     50,512
     Belc Co., Ltd..........................................  5,200    265,543
     Bell System24 Holdings, Inc............................ 16,800    221,913
     Belluna Co., Ltd....................................... 13,500    134,106
     Benefit One, Inc.......................................  9,700    250,035
     Benesse Holdings, Inc..................................  9,500    264,942
 #*  Bengo4.com, Inc........................................    800     22,211
     Bic Camera, Inc........................................ 35,800    472,643
     Biofermin Pharmaceutical Co., Ltd......................  1,000     25,499
     BML, Inc...............................................  9,500    261,794
     Bookoff Group Holdings, Ltd............................  3,100     20,166
     Bourbon Corp...........................................    700     12,550
     BP Castrol K.K.........................................  2,900     37,211
     Br Holdings Corp.......................................  4,100     15,588
     Bridgestone Corp....................................... 80,300  3,096,310
 #   Broadleaf Co., Ltd..................................... 26,400    152,459
     BRONCO BILLY Co., Ltd..................................  2,200     56,868
     Brother Industries, Ltd................................ 62,300  1,140,188
 #   Bunka Shutter Co., Ltd................................. 20,500    143,643
     CAC Holdings Corp......................................  5,100     45,442
     Calbee, Inc............................................ 11,400    378,220
 #   Can Do Co., Ltd........................................  5,700     83,662
     Canon Electronics, Inc.................................  6,800    124,271
     Canon Marketing Japan, Inc............................. 14,300    270,599
     Canon, Inc., Sponsored ADR.............................  1,500     42,270
     Canon, Inc............................................. 53,600  1,526,711
     Capcom Co., Ltd........................................ 34,800    725,404
 #   Career Co., Ltd........................................  1,000     13,279
     CareerIndex, Inc.......................................  1,500     20,725
     Carlit Holdings Co., Ltd...............................  6,300     50,184
 #   Casio Computer Co., Ltd................................ 37,000    558,447
     Cawachi, Ltd...........................................  6,000    111,356
     CDS Co., Ltd...........................................  1,800     19,628
     Central Automotive Products, Ltd.......................  3,900     53,094
     Central Glass Co., Ltd.................................  9,800    211,875
     Central Japan Railway Co...............................  4,300    825,207
     Central Sports Co., Ltd................................  3,200    111,759
     Chiba Bank, Ltd. (The)................................. 91,200    576,964
     Chiba Kogyo Bank, Ltd. (The)........................... 18,500     73,194
     Chilled & Frozen Logistics Holdings Co., Ltd...........  4,600     52,782

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     CHIMNEY Co., Ltd.......................................   1,200 $   29,479
     Chino Corp.............................................     800      9,108
 #   Chiyoda Co., Ltd.......................................   5,000     96,388
     Chiyoda Corp...........................................  17,300     86,084
     Chiyoda Integre Co., Ltd...............................   4,600     92,373
     Chofu Seisakusho Co., Ltd..............................   8,300    168,061
     Chori Co., Ltd.........................................   3,800     62,594
     Chubu Electric Power Co., Inc..........................  34,900    503,282
     Chubu Shiryo Co., Ltd..................................   8,300    101,047
     Chudenko Corp..........................................  12,300    259,007
     Chuetsu Pulp & Paper Co., Ltd..........................   3,100     41,385
     Chugai Pharmaceutical Co., Ltd.........................   2,500    146,367
     Chugai Ro Co., Ltd.....................................   1,200     25,566
     Chugoku Bank, Ltd. (The)...............................  46,500    417,565
     Chugoku Electric Power Co., Inc. (The).................  37,000    475,919
     Chugoku Marine Paints, Ltd.............................  22,700    182,332
     Chukyo Bank, Ltd. (The)................................   4,300     86,562
     Chuo Spring Co., Ltd...................................   1,100     34,129
     CI Takiron Corp........................................  15,000     77,145
     Ci:z Holdings Co., Ltd.................................   9,000    466,365
     Citizen Watch Co., Ltd................................. 105,400    606,678
 #   CKD Corp...............................................  23,800    273,846
 #   CK-San-Etsu Co., Ltd...................................   2,200     58,763
 #   Clarion Co., Ltd.......................................  13,200    289,390
     Cleanup Corp...........................................   8,000     48,785
     CMIC Holdings Co., Ltd.................................   7,400    137,390
     CMK Corp...............................................  21,200    135,886
     Coca-Cola Bottlers Japan Holdings, Inc.................  16,050    420,048
     cocokara fine, Inc.....................................   4,100    225,680
     Coco's Japan Co., Ltd..................................   1,600     31,084
     COLOPL, Inc............................................  22,900    141,067
     Colowide Co., Ltd......................................  17,700    430,971
     Computer Engineering & Consulting, Ltd.................   8,400    180,735
     COMSYS Holdings Corp...................................  22,605    629,105
     Comture Corp...........................................   3,900    118,813
     Concordia Financial Group, Ltd......................... 166,017    759,820
     CONEXIO Corp...........................................   7,800    112,543
 #   Core Corp..............................................   1,800     21,569
     Corona Corp............................................   5,900     58,240
     Cosel Co., Ltd.........................................   4,900     50,416
     Cosmo Energy Holdings Co., Ltd.........................  29,900  1,099,680
 #   Cosmos Initia Co., Ltd.................................   5,600     30,594
     Cosmos Pharmaceutical Corp.............................   1,000    204,397
     Cota Co., Ltd..........................................   1,430     18,862
     CRE, Inc...............................................   5,000     44,095
     Create Medic Co., Ltd..................................   3,600     35,118
 #   Create Restaurants Holdings, Inc.......................  13,200    140,022
     Create SD Holdings Co., Ltd............................  12,000    303,986
     Credit Saison Co., Ltd.................................  38,200    606,617
 #   Creek & River Co., Ltd.................................   4,300     39,668
 #   Cresco, Ltd............................................   1,500     42,363
     CTI Engineering Co., Ltd...............................   4,900     65,559
     CTS Co., Ltd...........................................   5,400     29,067
 #   CyberAgent, Inc........................................  16,500    702,127
 #*  Cyberstep, Inc.........................................     900      9,357
     Cybozu, Inc............................................   4,900     31,192
     Dai Nippon Printing Co., Ltd...........................  35,000    785,312
     Dai Nippon Toryo Co., Ltd..............................  10,500    106,020
     Daibiru Corp...........................................  18,100    182,469

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                              ------- ----------
JAPAN -- (Continued)
    Daicel Corp.............................................. 102,700 $1,086,465
    Dai-Dan Co., Ltd.........................................   5,800    136,409
    Daido Kogyo Co., Ltd.....................................   3,200     30,313
    Daido Metal Co., Ltd.....................................  18,900    144,588
    Daido Steel Co., Ltd.....................................  12,200    502,280
#   Daidoh, Ltd..............................................  10,800     34,273
    Daifuku Co., Ltd.........................................  13,700    588,363
    Daihatsu Diesel Manufacturing Co., Ltd...................   5,100     30,185
    Daihen Corp..............................................   7,800    182,833
    Daiho Corp...............................................   7,800    214,708
    Dai-Ichi Cutter Kogyo K.K................................   1,900     37,698
    Daiichi Jitsugyo Co., Ltd................................   3,600    119,020
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd....................   9,200     90,354
    Dai-ichi Life Holdings, Inc..............................  88,100  1,653,225
    Daiichi Sankyo Co., Ltd..................................   7,300    279,029
    Dai-ichi Seiko Co., Ltd..................................   3,400     42,930
    Daiichikosho Co., Ltd....................................   9,100    420,017
    Daiken Corp..............................................   5,500    100,708
    Daiken Medical Co., Ltd..................................   4,500     33,516
#   Daiki Aluminium Industry Co., Ltd........................  18,800    108,811
    Daiki Axis Co., Ltd......................................   3,000     34,716
    Daikin Industries, Ltd...................................   9,000  1,043,207
    Daikoku Denki Co., Ltd...................................   3,000     42,675
    Daikokutenbussan Co., Ltd................................   3,900    145,894
#   Daikyo, Inc..............................................   8,000    209,972
    Daikyonishikawa Corp.....................................  22,700    216,836
    Dainichi Co., Ltd........................................   4,700     30,942
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...   4,600    135,933
#   Daio Paper Corp..........................................  32,500    421,358
    Daiohs Corp..............................................   1,300     15,188
    Daiseki Co., Ltd.........................................   6,600    155,986
    Daiseki Eco. Solution Co., Ltd...........................   1,200      9,618
    Daishi Hokuetsu Financial Group, Inc.....................  14,250    512,740
    Daishinku Corp...........................................   2,600     25,671
    Daisue Construction Co., Ltd.............................   5,300     57,251
    Daito Pharmaceutical Co., Ltd............................   5,850    175,713
    Daito Trust Construction Co., Ltd........................   3,400    448,250
    Daitron Co., Ltd.........................................   2,200     37,731
    Daiwa House Industry Co., Ltd............................  95,900  2,895,634
    Daiwa Industries, Ltd....................................  11,300    118,892
    Daiwa Securities Group, Inc.............................. 213,000  1,221,493
    Daiwabo Holdings Co., Ltd................................  10,300    607,687
    Daiyu Lic Holdings Co., Ltd..............................   4,700     44,475
#   DCM Holdings Co., Ltd....................................  43,100    419,104
    DD Holdings Co., Ltd.....................................   1,200     24,093
#   Dear Life Co., Ltd.......................................  11,300     55,296
    DeNA Co., Ltd............................................  27,700    460,757
    Denka Co., Ltd...........................................  36,500  1,187,079
    Denki Kogyo Co., Ltd.....................................   3,900     99,710
    Densan System Co., Ltd...................................   3,200     62,060
    Denso Corp...............................................  26,200  1,168,670
    Dentsu, Inc..............................................  27,200  1,261,531
    Denyo Co., Ltd...........................................   6,400     96,569
#   Descente, Ltd............................................  10,700    280,169
#*  Designone Japan, Inc.....................................   1,500      6,424
    Dexerials Corp...........................................  29,300    251,517
    DIC Corp.................................................  38,800  1,144,993
#   Digital Arts, Inc........................................   3,100    141,780
#   Digital Hearts Holdings Co., Ltd.........................   4,100     50,895

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Dip Corp...............................................  9,900 $214,868
      Disco Corp.............................................  3,100  492,776
      DKS Co., Ltd...........................................  4,600  100,889
      DMG Mori Co., Ltd...................................... 40,100  578,569
      Don Quijote Holdings Co., Ltd..........................  6,700  400,239
      Doshisha Co., Ltd......................................  4,900  100,896
      Doutor Nichires Holdings Co., Ltd......................  8,600  152,830
      Dowa Holdings Co., Ltd................................. 26,500  771,236
      DTS Corp...............................................  9,600  333,532
      Duskin Co., Ltd........................................ 14,400  327,532
      Dvx, Inc...............................................  3,100   36,578
      DyDo Group Holdings, Inc...............................  3,600  182,738
      Dynic Corp.............................................  3,300   24,490
      Eagle Industry Co., Ltd................................ 15,700  182,933
      Earth Corp.............................................  3,400  154,663
      East Japan Railway Co..................................  9,100  794,773
      Ebara Corp............................................. 21,600  629,127
      Ebara Foods Industry, Inc..............................    800   15,152
      Ebara Jitsugyo Co., Ltd................................  1,900   31,692
  *   eBook Initiative Japan Co., Ltd........................    800   13,265
      Eco's Co., Ltd.........................................  5,400   94,752
      EDION Corp............................................. 26,100  274,459
      EF-ON, Inc.............................................  9,860   94,654
      eGuarantee, Inc........................................  6,800   63,497
  #*  E-Guardian, Inc........................................  2,300   48,744
      Ehime Bank, Ltd. (The)................................. 12,600  129,868
      Eidai Co., Ltd.........................................  7,800   32,490
      Eighteenth Bank, Ltd. (The)............................  3,600   98,013
      Eiken Chemical Co., Ltd................................  7,200  161,137
      Eizo Corp..............................................  5,100  207,578
  #   Elan Corp..............................................  1,800   44,083
      Elecom Co., Ltd........................................  5,000  118,380
      Electric Power Development Co., Ltd....................  7,600  206,913
      Elematec Corp..........................................  2,700   57,516
  #   EM Systems Co., Ltd....................................  5,600   57,322
      Endo Lighting Corp.....................................  5,800   40,164
  *   Eneres Co., Ltd........................................  8,400   51,749
  *   Enigmo, Inc............................................  3,300   58,904
      en-japan, Inc..........................................  7,900  315,108
      Enomoto Co., Ltd.......................................  2,000   16,494
      Enplas Corp............................................  2,100   57,048
  #*  Enshu, Ltd.............................................  3,500   45,355
      Ensuiko Sugar Refining Co., Ltd........................  9,000   19,786
      EPS Holdings, Inc...................................... 16,000  312,423
  #   eRex Co., Ltd..........................................  9,500   78,923
  #   ES-Con Japan, Ltd...................................... 24,100  142,786
      ESCRIT, Inc............................................  4,800   29,885
  #   Escrow Agent Japan, Inc................................  7,800   32,584
      ESPEC Corp.............................................  4,400   78,259
      Excel Co., Ltd.........................................  2,600   44,325
      Exedy Corp............................................. 13,000  320,200
      Ezaki Glico Co., Ltd...................................  5,200  259,221
      F&M Co., Ltd...........................................  1,700   17,340
      F@N Communications, Inc................................ 29,200  161,893
      Faith, Inc.............................................  4,000   47,962
      FALCO HOLDINGS Co., Ltd................................  3,000   44,236
      FamilyMart UNY Holdings Co., Ltd.......................  7,485  867,563
      FANUC Corp.............................................  2,700  469,711
      Fast Retailing Co., Ltd................................  1,900  956,660

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     FCC Co., Ltd...........................................  17,900 $  443,311
 #*  FDK Corp...............................................   2,199     22,109
     Feed One Co., Ltd......................................  53,900     91,745
     Fenwal Controls of Japan, Ltd..........................     700      9,830
     Ferrotec Holdings Corp.................................  22,900    207,841
 #*  FFRI, Inc..............................................     800     24,980
     FIDEA Holdings Co., Ltd................................  73,900     99,314
     Fields Corp............................................   6,700     50,090
     Financial Products Group Co., Ltd......................  22,500    219,657
 #   FINDEX, Inc............................................   5,100     29,138
     First Brothers Co., Ltd................................   3,900     44,690
 #   First Juken Co., Ltd...................................   1,800     19,113
     First-corp, Inc........................................   1,100     10,267
 *   FIRSTLOGIC, Inc........................................   1,600     12,638
 #   Fixstars Corp..........................................   4,500     48,816
     FJ Next Co., Ltd.......................................   5,400     40,005
     Foster Electric Co., Ltd...............................  13,300    194,353
     FP Corp................................................   9,600    491,976
     France Bed Holdings Co., Ltd...........................   7,200     60,825
 #   Freebit Co., Ltd.......................................   6,000     47,245
 #   Freund Corp............................................   4,300     33,439
     F-Tech, Inc............................................   7,700     75,239
     FTGroup Co., Ltd.......................................   6,700     84,784
     Fudo Tetra Corp........................................   7,150    108,775
     Fuji Co., Ltd..........................................   7,900    148,348
     Fuji Corp..............................................  18,700    260,639
 #   Fuji Corp. (6163543)...................................   3,600     66,137
     Fuji Corp., Ltd........................................  10,100     77,162
     Fuji Die Co., Ltd......................................   2,300     16,719
 #   Fuji Electric Co., Ltd.................................  26,600    811,977
 #   Fuji Kyuko Co., Ltd....................................   6,800    198,470
     Fuji Media Holdings, Inc...............................   7,700    124,971
 #   Fuji Oil Co., Ltd......................................  28,400    108,730
     Fuji Oil Holdings, Inc.................................  15,300    441,291
     Fuji Pharma Co., Ltd...................................   4,000     62,934
     Fuji Seal International, Inc...........................  18,400    558,152
     Fuji Soft, Inc.........................................   6,800    311,558
     Fujibo Holdings, Inc...................................   4,500    131,109
     Fujicco Co., Ltd.......................................   4,800    110,166
     FUJIFILM Holdings Corp.................................  32,700  1,414,287
     Fujikura Kasei Co., Ltd................................  10,400     58,290
     Fujikura Rubber, Ltd...................................   8,600     41,219
     Fujikura, Ltd.......................................... 193,600    835,155
     Fujimak Corp...........................................   1,400     12,337
     Fujimi, Inc............................................   4,000     91,295
     Fujimori Kogyo Co., Ltd................................   8,100    235,644
     Fujio Food System Co., Ltd.............................   1,800     32,780
 #   Fujisash Co., Ltd......................................  35,600     29,963
     Fujishoji Co., Ltd.....................................   2,000     18,540
     Fujita Kanko, Inc......................................   4,200    114,619
     Fujitec Co., Ltd.......................................  16,000    174,323
     Fujitsu Frontech, Ltd..................................   4,400     49,044
     Fujitsu General, Ltd...................................  29,800    446,402
     Fujitsu, Ltd...........................................  32,800  1,995,498
     Fujiya Co., Ltd........................................   2,100     45,463
     FuKoKu Co., Ltd........................................   6,200     50,621
     Fukuda Corp............................................   1,900     78,214
     Fukuda Denshi Co., Ltd.................................     700     44,207
     Fukui Bank, Ltd. (The).................................   8,200    155,131

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Fukui Computer Holdings, Inc...........................  2,100 $ 33,416
      Fukuoka Financial Group, Inc........................... 22,400  550,384
  #*  Fukushima Bank, Ltd. (The)............................. 11,300   60,351
      Fukushima Industries Corp..............................  6,000  273,305
      Fukuyama Transporting Co., Ltd.........................  6,900  267,372
      FULLCAST Holdings Co., Ltd.............................  5,600  105,243
  #   Fumakilla, Ltd.........................................  4,000   55,003
  #*  Funai Electric Co., Ltd................................  8,500   41,408
      Funai Soken Holdings, Inc..............................  8,970  189,671
  #   Furukawa Battery Co., Ltd. (The).......................  7,900   59,502
      Furukawa Co., Ltd...................................... 11,000  136,005
      Furukawa Electric Co., Ltd............................. 35,100  947,248
      Furuno Electric Co., Ltd............................... 10,200  120,956
      Furusato Industries, Ltd...............................  2,600   41,798
      Furyu Corp.............................................  6,900   55,377
  #   Fuso Chemical Co., Ltd.................................  8,900  178,669
      Fuso Pharmaceutical Industries, Ltd....................  2,600   61,881
      Futaba Corp............................................ 13,200  206,358
      Futaba Industrial Co., Ltd............................. 32,800  179,218
      Future Corp............................................ 10,500  142,908
      Fuyo General Lease Co., Ltd............................ 10,200  566,631
      G-7 Holdings, Inc......................................  3,300   74,871
      Gakken Holdings Co., Ltd...............................  1,100   55,670
      Gakkyusha Co., Ltd.....................................  2,100   32,075
      Gecoss Corp............................................  4,900   46,713
      Genki Sushi Co., Ltd...................................  1,200   64,909
      Genky DrugStores Co., Ltd..............................  2,000   64,715
  #   Geo Holdings Corp...................................... 17,700  269,644
      Geostr Corp............................................  7,300   32,541
      Gfoot Co., Ltd.........................................  4,800   32,008
      Giken, Ltd.............................................  5,700  192,032
      GL Sciences, Inc.......................................  1,100   14,940
  #   GLOBERIDE, Inc.........................................  5,300  127,398
      Glory, Ltd............................................. 13,800  321,352
      GMO Cloud K.K..........................................  1,300   35,302
      GMO Financial Holdings, Inc............................  7,700   49,761
      GMO internet, Inc...................................... 22,600  322,964
      GMO Payment Gateway, Inc...............................  5,800  280,987
      Godo Steel, Ltd........................................  3,600   69,095
      Gokurakuyu Holdings Co., Ltd...........................  8,800   45,159
      Goldcrest Co., Ltd.....................................  7,700  120,577
      Goldwin, Inc...........................................  2,600  185,337
  #   Golf Digest Online, Inc................................  6,700   55,553
  #   Good Com Asset Co., Ltd................................  1,400   19,221
      Grandy House Corp......................................  4,200   17,058
      Gree, Inc.............................................. 26,300  110,064
      Greens Co., Ltd........................................  1,200   14,770
      GS Yuasa Corp.......................................... 33,800  693,819
  #   GSI Creos Corp.........................................  1,800   21,505
      G-Tekt Corp............................................ 11,700  165,127
      Gun-Ei Chemical Industry Co., Ltd......................  1,800   48,109
  #   GungHo Online Entertainment, Inc....................... 68,400  123,658
      Gunma Bank, Ltd. (The)................................. 81,100  367,168
  *   Gunosy, Inc............................................  2,400   63,283
      Gunze, Ltd.............................................  4,400  195,132
      Gurunavi, Inc.......................................... 19,800  151,105
      H2O Retailing Corp..................................... 30,000  466,116
      HABA Laboratories, Inc.................................    900   64,629
      Hachijuni Bank, Ltd. (The)............................. 98,900  417,740

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Hagihara Industries, Inc...............................   4,000 $   59,333
     Hagiwara Electric Holdings Co., Ltd....................   2,500     65,830
     Hakudo Co., Ltd........................................   3,700     58,345
     Hakuhodo DY Holdings, Inc..............................  23,700    395,282
     Hakuto Co., Ltd........................................   6,400     72,505
 #   Hakuyosha Co., Ltd.....................................     800     21,689
     Halows Co., Ltd........................................   2,400     52,399
     Hamakyorex Co., Ltd....................................   7,800    251,853
     Hamamatsu Photonics KK.................................   4,300    143,747
 #   Hamee Corp.............................................   1,400     20,993
     Handsman Co., Ltd......................................     800      7,806
     Hankyu Hanshin Holdings, Inc...........................  33,400  1,103,223
     Hanwa Co., Ltd.........................................  14,300    468,311
     Happinet Corp..........................................   4,400     66,802
 #   Harada Industry Co., Ltd...............................   4,800     34,522
     Hard Off Corp. Co., Ltd................................   3,100     25,965
     Harima Chemicals Group, Inc............................   6,100     51,725
 #   Harmonic Drive Systems, Inc............................   4,600    139,837
 #   Haruyama Holdings, Inc.................................   3,700     29,213
     Haseko Corp............................................ 133,700  1,694,194
     Havix Corp.............................................     900      5,920
     Hayashikane Sangyo Co., Ltd............................   2,900     18,078
     Hazama Ando Corp....................................... 105,000    725,063
     Heiwa Corp.............................................  17,400    397,939
     Heiwa Real Estate Co., Ltd.............................  11,600    214,849
     Heiwado Co., Ltd.......................................  12,800    328,095
 #   Helios Techno Holdings Co., Ltd........................   9,800     67,918
     Hibino Corp............................................   2,500     31,141
     Hibiya Engineering, Ltd................................   7,600    125,446
     Hiday Hidaka Corp......................................   5,801    113,160
     Hikari Tsushin, Inc....................................   1,300    227,051
     HI-LEX Corp............................................   4,700     98,440
     Hino Motors, Ltd.......................................  59,500    569,551
     Hinokiya Group Co., Ltd................................   2,400     58,030
     Hioki EE Corp..........................................   2,000     70,760
     Hirakawa Hewtech Corp..................................   1,900     26,289
 #   Hiramatsu, Inc.........................................  14,800     61,865
 #   Hirano Tecseed Co., Ltd................................   5,000     80,933
 #   Hirata Corp............................................   4,200    258,969
     Hirose Electric Co., Ltd...............................   1,155    110,081
 #   Hirose Tusyo, Inc......................................   1,900     36,971
     Hiroshima Bank, Ltd. (The).............................  68,100    420,048
     Hiroshima Gas Co., Ltd.................................   9,300     29,826
     HIS Co., Ltd...........................................  13,400    408,116
     Hisaka Works, Ltd......................................   8,600     82,243
     Hitachi Capital Corp...................................  38,300    939,083
     Hitachi Chemical Co., Ltd..............................  19,400    305,783
     Hitachi Construction Machinery Co., Ltd................  30,400    807,133
     Hitachi High-Technologies Corp.........................  12,400    465,365
     Hitachi Metals, Ltd....................................  37,300    438,608
     Hitachi Transport System, Ltd..........................  19,000    487,895
     Hitachi Zosen Corp.....................................  67,900    258,048
     Hitachi, Ltd........................................... 157,200  4,805,635
     Hitachi, Ltd., ADR.....................................   2,000    122,390
 #   Hito Communications, Inc...............................   2,200     38,916
     Hochiki Corp...........................................   6,500     79,654
 #   Hoden Seimitsu Kako Kenkyusho Co., Ltd.................   1,000     11,009
     Hodogaya Chemical Co., Ltd.............................   2,500     60,920
     Hogy Medical Co., Ltd..................................   5,600    165,425

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Hokkaido Electric Power Co., Inc.......................  49,100 $  286,562
     Hokkaido Gas Co., Ltd..................................   3,600     46,082
     Hokkan Holdings, Ltd...................................   1,700     28,082
     Hokko Chemical Industry Co., Ltd.......................   8,500     40,160
     Hokkoku Bank, Ltd. (The)...............................   8,600    315,566
     Hokuetsu Corp..........................................  53,000    253,168
     Hokuetsu Industries Co., Ltd...........................   9,700     94,088
     Hokuhoku Financial Group, Inc..........................  40,000    495,546
     Hokuriku Electric Industry Co., Ltd....................   1,400     14,246
 *   Hokuriku Electric Power Co.............................  42,000    391,254
     Hokuriku Electrical Construction Co., Ltd..............   3,500     31,414
     Hokuto Corp............................................   6,400    109,171
     Honda Motor Co., Ltd., Sponsored ADR...................  10,600    302,100
     Honda Motor Co., Ltd................................... 259,300  7,401,856
 #   Honda Tsushin Kogyo Co., Ltd...........................   6,800     35,572
     H-One Co., Ltd.........................................  10,500    111,000
     Honeys Holdings Co., Ltd...............................   6,900     54,808
     Honshu Chemical Industry Co., Ltd......................   1,800     18,699
 #   Hoosiers Holdings......................................  18,200    101,011
     Horiba, Ltd............................................  14,500    678,600
     Hoshizaki Corp.........................................   2,200    177,585
     Hosiden Corp...........................................  19,200    176,514
     Hosokawa Micron Corp...................................   3,400    164,877
 #   Hotland Co., Ltd.......................................   2,600     33,281
     House Foods Group, Inc.................................  13,200    379,651
     Howa Machinery, Ltd....................................   4,000     28,245
     Hoya Corp..............................................  13,100    741,142
     Hulic Co., Ltd.........................................  12,400    113,468
     Hyakugo Bank, Ltd. (The)...............................  90,500    332,512
     Hyakujushi Bank, Ltd. (The)............................   8,700    222,359
 #   I K K, Inc.............................................   5,600     35,649
 #   Ibiden Co., Ltd........................................  31,800    392,671
     IBJ Leasing Co., Ltd...................................  15,000    376,611
 #   IBJ, Inc...............................................   3,200     17,610
     Ichibanya Co., Ltd.....................................   3,098    118,259
     Ichigo, Inc............................................ 114,600    374,152
     Ichiken Co., Ltd.......................................   2,600     50,707
     Ichikoh Industries, Ltd................................  23,000    159,687
     Ichimasa Kamaboko Co., Ltd.............................   3,500     30,924
     Ichinen Holdings Co., Ltd..............................  11,000    133,206
     Ichiyoshi Securities Co., Ltd..........................  15,300    128,806
     Icom, Inc..............................................   3,300     70,376
     Idec Corp..............................................   7,700    139,695
     Idemitsu Kosan Co., Ltd................................  50,200  2,274,193
 #   IDOM, Inc..............................................  37,000    124,562
     Ihara Science Corp.....................................   3,600     63,404
     IHI Corp...............................................  34,700  1,269,411
     Iida Group Holdings Co., Ltd...........................  25,300    460,531
     Iino Kaiun Kaisha, Ltd.................................  32,700    143,501
     IJT Technology Holdings Co., Ltd.......................   9,000     55,797
 #   Ikegami Tsushinki Co., Ltd.............................     700      7,548
 #   IMAGICA GROUP, Inc.....................................   7,200     35,578
     Imasen Electric Industrial.............................   7,400     67,968
     Inaba Denki Sangyo Co., Ltd............................   5,700    229,499
     Inaba Seisakusho Co., Ltd..............................   3,800     46,335
     Inabata & Co., Ltd.....................................  17,000    227,148
 #   Inageya Co., Ltd.......................................   4,200     52,987
     Ines Corp..............................................   1,800     21,007
     I-Net Corp.............................................   5,310     76,693

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Infocom Corp...........................................   6,600 $  247,227
 #   Infomart Corp..........................................  27,400    284,371
     Information Development Co., Ltd.......................   3,700     51,484
     Information Services International-Dentsu, Ltd.........   4,900    168,542
     Innotech Corp..........................................   8,200     91,832
     Inpex Corp.............................................  88,200  1,004,299
     Intage Holdings, Inc...................................  17,300    149,106
 #   Intellex Co., Ltd......................................   1,100      7,554
 #   Intelligent Wave, Inc..................................   1,600     14,566
     Inter Action Corp......................................   1,700     31,416
     Internet Initiative Japan, Inc.........................  13,900    269,023
     Inui Global Logistics Co., Ltd.........................   5,100     45,241
     I-O Data Device, Inc...................................   4,300     50,839
     IR Japan Holdings, Ltd.................................     800      9,609
     Iriso Electronics Co., Ltd.............................   6,400    270,297
     I'rom Group Co., Ltd...................................     900     13,348
     Ise Chemicals Corp.....................................     600     17,246
     Iseki & Co., Ltd.......................................   7,400    127,170
     Isetan Mitsukoshi Holdings, Ltd........................  57,900    676,694
 #   Ishihara Chemical Co., Ltd.............................   1,600     30,862
 *   Ishihara Sangyo Kaisha, Ltd............................  14,100    168,326
     Ishizuka Glass Co., Ltd................................     600     11,716
 #   Isolite Insulating Products Co., Ltd...................   4,700     21,137
 #   Istyle, Inc............................................  11,100     99,517
     Isuzu Motors, Ltd...................................... 125,300  1,642,751
 *   ITbook Holdings Co., Ltd...............................   4,600     21,036
 #   Ito En, Ltd............................................  11,100    472,488
     ITOCHU Corp............................................  61,600  1,142,431
     Itochu Enex Co., Ltd...................................  26,700    251,400
     Itochu Techno-Solutions Corp...........................  21,200    402,038
     Itochu-Shokuhin Co., Ltd...............................   1,600     74,513
     Itoham Yonekyu Holdings, Inc...........................  34,500    217,261
     Itoki Corp.............................................  15,400     80,007
 *   Itokuro, Inc...........................................   1,600     42,393
     IwaiCosmo Holdings, Inc................................   7,900    101,023
 #   Iwaki & Co., Ltd.......................................  11,000     52,856
     Iwasaki Electric Co., Ltd..............................   1,700     22,385
     Iwatani Corp...........................................  23,800    840,713
     Iwatsu Electric Co., Ltd...............................   4,300     30,089
     Iyo Bank, Ltd. (The)...................................  76,700    454,921
     Izumi Co., Ltd.........................................   5,200    282,330
     J Front Retailing Co., Ltd.............................  47,900    627,696
 #   J Trust Co., Ltd.......................................  26,300    134,161
     JAC Recruitment Co., Ltd...............................   4,600     83,247
     Jaccs Co., Ltd.........................................   9,200    172,481
     Jafco Co., Ltd.........................................  17,900    689,691
     Jalux, Inc.............................................   3,200     79,860
     Jamco Corp.............................................   4,400    124,489
     Janome Sewing Machine Co., Ltd.........................   7,000     35,922
     Japan Airlines Co., Ltd................................  21,700    770,158
     Japan Airport Terminal Co., Ltd........................   3,300    127,109
     Japan Asia Group, Ltd..................................   8,500     29,847
 *   Japan Asia Investment Co., Ltd.........................   9,000     22,304
 *   Japan Asset Marketing Co., Ltd.........................  50,200     54,788
     Japan Aviation Electronics Industry, Ltd...............  30,000    397,258
     Japan Best Rescue System Co., Ltd......................   3,800     36,605
     Japan Cash Machine Co., Ltd............................   5,100     50,231
 *   Japan Display, Inc..................................... 285,200    275,663
 #   Japan Electronic Materials Corp........................   4,200     28,261

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Japan Exchange Group, Inc..............................  42,800 $  766,578
     Japan Foundation Engineering Co., Ltd..................   8,700     27,826
     Japan Investment Adviser Co., Ltd......................   3,000     93,850
 #   Japan Lifeline Co., Ltd................................  13,500    196,817
     Japan Material Co., Ltd................................  18,100    212,635
     Japan Meat Co., Ltd....................................   4,700     85,085
     Japan Medical Dynamic Marketing, Inc...................   8,300     97,472
     Japan Oil Transportation Co., Ltd......................   1,100     28,475
     Japan Petroleum Exploration Co., Ltd...................   8,600    179,767
     Japan Post Holdings Co., Ltd........................... 128,700  1,526,186
 #   Japan Property Management Center Co., Ltd..............   3,600     39,249
     Japan Pulp & Paper Co., Ltd............................   3,600    132,325
     Japan Securities Finance Co., Ltd......................  39,500    221,218
     Japan Steel Works, Ltd. (The)..........................  33,000    697,367
     Japan Tobacco, Inc.....................................  57,700  1,482,619
     Japan Transcity Corp...................................  12,000     46,987
     Japan Wool Textile Co., Ltd. (The).....................  20,600    162,647
     Jastec Co., Ltd........................................   2,800     27,586
     JBCC Holdings, Inc.....................................   6,700     87,847
     JCR Pharmaceuticals Co., Ltd...........................     600     25,435
     JCU Corp...............................................   7,600    163,127
     Jeol, Ltd..............................................   8,000    131,807
     JFE Holdings, Inc......................................  68,600  1,289,102
 #   JFLA Holdings, Inc.....................................   7,200     26,268
     JGC Corp...............................................  24,900    481,985
 #*  JIG-SAW, Inc...........................................     800     19,844
     Jimoto Holdings, Inc...................................  46,300     60,536
     JINS, Inc..............................................   4,100    232,172
     JK Holdings Co., Ltd...................................   4,900     31,444
     JMS Co., Ltd...........................................   4,500     22,901
     Joban Kosan Co., Ltd...................................   2,900     44,252
     J-Oil Mills, Inc.......................................   3,900    134,425
     Joshin Denki Co., Ltd..................................   5,100    130,327
     Joyful Honda Co., Ltd..................................   5,500     79,234
     JP-Holdings, Inc.......................................  15,500     41,053
     JSP Corp...............................................   4,700     92,821
     JSR Corp...............................................  26,500    394,934
     JTEKT Corp.............................................  84,200  1,047,585
     Juki Corp..............................................  19,000    212,771
     Juroku Bank, Ltd. (The)................................  11,400    257,428
     Justsystems Corp.......................................   6,400    131,266
     JVC Kenwood Corp.......................................  95,100    235,131
     JXTG Holdings, Inc..................................... 780,800  5,275,852
     K&O Energy Group, Inc..................................   4,200     58,203
     kabu.com Securities Co., Ltd...........................  55,600    200,681
 *   Kadokawa Dwango........................................  20,800    207,662
     Kadoya Sesame Mills, Inc...............................     500     26,627
     Kaga Electronics Co., Ltd..............................   4,300     96,302
     Kagome Co., Ltd........................................   5,600    149,091
     Kajima Corp............................................ 121,000  1,558,060
     Kakaku.com, Inc........................................  19,300    349,563
     Kaken Pharmaceutical Co., Ltd..........................   9,400    471,325
     Kakiyasu Honten Co., Ltd...............................   4,700    103,751
     Kameda Seika Co., Ltd..................................   4,500    213,076
     Kamei Corp.............................................   9,400    108,311
     Kamigumi Co., Ltd......................................  25,200    519,993
     Kanaden Corp...........................................   6,900     71,848
     Kanagawa Chuo Kotsu Co., Ltd...........................   1,400     46,521
     Kanamic Network Co., Ltd...............................     800     14,123

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Kanamoto Co., Ltd......................................  18,500 $  618,190
     Kandenko Co., Ltd......................................  35,200    358,550
     Kaneka Corp............................................  16,000    668,734
     Kaneko Seeds Co., Ltd..................................   3,200     41,000
     Kanematsu Corp.........................................  39,600    508,461
     Kanematsu Electronics, Ltd.............................   5,600    172,070
     Kansai Electric Power Co., Inc. (The)..................  37,400    572,426
 *   Kansai Mirai Financial Group, Inc......................  33,235    257,076
     Kansai Paint Co., Ltd..................................   8,600    127,076
     Kansai Super Market, Ltd...............................   3,900     36,081
 #   Kanto Denka Kogyo Co., Ltd.............................  23,700    215,230
     Kao Corp...............................................  16,700  1,110,921
 #   Kappa Create Co., Ltd..................................   2,000     23,502
     Kasai Kogyo Co., Ltd...................................  14,200    130,919
     Katakura Industries Co., Ltd...........................   7,600     82,041
     Kato Sangyo Co., Ltd...................................   6,700    206,458
     Kato Works Co., Ltd....................................   1,600     45,906
     KAWADA TECHNOLOGIES, Inc...............................   1,900    109,325
 #   Kawagishi Bridge Works Co., Ltd........................     600     18,032
     Kawai Musical Instruments Manufacturing Co., Ltd.......   2,700     93,629
 #   Kawakin Holdings Co., Ltd..............................   2,900      9,710
     Kawasaki Heavy Industries, Ltd.........................  32,800    777,308
 #*  Kawasaki Kisen Kaisha, Ltd.............................  21,174    282,154
     Kawasumi Laboratories, Inc.............................   3,600     21,577
     KDDI Corp.............................................. 103,100  2,495,003
     Keihan Holdings Co., Ltd...............................  31,600  1,199,099
     Keihanshin Building Co., Ltd...........................  13,600    100,134
     Keihin Co., Ltd........................................   1,500     19,677
     Keihin Corp............................................  25,300    498,155
     Keikyu Corp............................................  12,400    183,519
     Keio Corp..............................................   5,300    287,865
     Keisei Electric Railway Co., Ltd.......................   8,999    277,332
     Keiyo Bank, Ltd. (The).................................  42,000    306,271
     Keiyo Co., Ltd.........................................  14,400     71,267
     KEL Corp...............................................   1,800     15,482
     Kenko Mayonnaise Co., Ltd..............................   4,700    100,506
     Kewpie Corp............................................  50,000  1,149,331
     Key Coffee, Inc........................................   3,600     63,952
     Keyence Corp...........................................   3,100  1,514,410
     KFC Holdings Japan, Ltd................................   5,600     98,474
     KFC, Ltd...............................................     700     12,959
     KH Neochem Co., Ltd....................................   8,300    235,727
 *   KI Holdings Co., Ltd...................................   3,000      9,490
     Kimoto Co., Ltd........................................  17,300     34,260
 #   Kimura Chemical Plants Co., Ltd........................   5,900     20,578
     Kinden Corp............................................  29,400    471,394
     King Co., Ltd..........................................   2,100      8,490
     King Jim Co., Ltd......................................   4,200     34,111
 #*  Kinki Sharyo Co., Ltd. (The)...........................   1,800     36,220
 *   Kintetsu Department Store Co., Ltd.....................   2,400     75,452
     Kintetsu Group Holdings Co., Ltd.......................   9,300    357,250
     Kintetsu World Express, Inc............................  19,600    304,944
     Kirin Holdings Co., Ltd................................  39,400    940,184
     Kirindo Holdings Co., Ltd..............................   2,900     40,534
     Kissei Pharmaceutical Co., Ltd.........................  10,000    287,338
 #   Ki-Star Real Estate Co., Ltd...........................   4,400     77,564
     Kitagawa Corp..........................................   5,100    119,725
     Kita-Nippon Bank, Ltd. (The)...........................   2,900     64,605
     Kitano Construction Corp...............................   1,600     53,765

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Kitanotatsujin Corp....................................  16,200 $   83,409
     Kito Corp..............................................  14,100    213,189
     Kitz Corp..............................................  22,900    182,473
     Kiyo Bank, Ltd. (The)..................................  23,800    352,707
 #   KLab, Inc..............................................  21,400    188,414
 *   KNT-CT Holdings Co., Ltd...............................   3,300     36,263
     Koa Corp...............................................   9,900    137,004
     Koatsu Gas Kogyo Co., Ltd..............................   9,300     67,654
 #   Kobayashi Metals, Ltd..................................   3,100      8,600
     Kobayashi Pharmaceutical Co., Ltd......................   2,400    156,533
 #   Kobe Bussan Co., Ltd...................................   8,400    213,294
 *   Kobe Electric Railway Co., Ltd.........................   1,500     53,073
     Kobe Steel, Ltd........................................ 210,000  1,688,465
     Kohnan Shoji Co., Ltd..................................   2,200     55,042
     Kohsoku Corp...........................................   3,600     33,181
     Koito Manufacturing Co., Ltd...........................   7,700    366,567
 *   Kojima Co., Ltd........................................   9,800     43,172
     Kokusai Co., Ltd.......................................   1,000      7,131
     Kokuyo Co., Ltd........................................  19,000    299,946
     KOMAIHALTEC, Inc.......................................   1,900     36,559
     Komatsu Matere Co., Ltd................................   5,800     47,931
     Komatsu Wall Industry Co., Ltd.........................   3,000     55,122
     Komatsu, Ltd...........................................  41,600  1,083,366
     KOMEDA Holdings Co., Ltd...............................  14,000    275,404
     Komehyo Co., Ltd.......................................   1,700     23,291
     Komeri Co., Ltd........................................  11,200    290,244
     Komori Corp............................................  19,000    205,615
     Konaka Co., Ltd........................................   9,600     42,499
     Konami Holdings Corp...................................  10,500    400,577
     Kondotec, Inc..........................................   4,600     41,730
     Konica Minolta, Inc.................................... 184,200  1,823,283
     Konishi Co., Ltd.......................................   9,300    130,313
     Konoike Transport Co., Ltd.............................   9,600    145,175
 #   Konoshima Chemical Co., Ltd............................   3,900     24,740
     Kosaido Co., Ltd.......................................   8,600     34,939
     Kose Corp..............................................   2,100    313,838
 #   Kosei Securities Co., Ltd. (The).......................   3,000     28,524
     Koshidaka Holdings Co., Ltd............................  14,000    163,163
 #   Kotobuki Spirits Co., Ltd..............................   5,700    218,343
 #*  Kourakuen Holdings Corp................................   3,500     57,385
     Krosaki Harima Corp....................................   3,300    218,238
     KRS Corp...............................................   3,200     72,046
     K's Holdings Corp......................................  57,600    727,657
 #   KU Holdings Co., Ltd...................................   2,700     22,180
     Kubota Corp., Sponsored ADR............................   1,000     78,425
     Kubota Corp............................................  18,000    284,162
     Kumagai Gumi Co., Ltd..................................  16,600    433,565
     Kumiai Chemical Industry Co., Ltd......................  21,363    132,980
     Kunimine Industries Co., Ltd...........................   2,200     18,904
     Kura Corp..............................................   3,200    185,443
     Kurabo Industries, Ltd.................................   6,600    159,319
     Kuraray Co., Ltd....................................... 130,500  1,792,485
     Kureha Corp............................................   6,700    430,574
     Kurimoto, Ltd..........................................   4,400     65,807
     Kurita Water Industries, Ltd...........................  21,900    539,400
     Kuriyama Holdings Corp.................................   1,300     20,199
     Kushikatsu Tanaka Holdings Co..........................   1,100     29,337
     Kusuri no Aoki Holdings Co., Ltd.......................   3,900    280,305
 #   KYB Corp...............................................  10,800    259,056

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Kyocera Corp...........................................  26,951 $1,458,665
     Kyoden Co., Ltd........................................  10,500     51,525
     Kyodo Printing Co., Ltd................................   2,600     65,281
 #   Kyoei Steel, Ltd.......................................   8,600    155,787
     Kyokuto Boeki Kaisha, Ltd..............................   2,200     38,885
     Kyokuto Kaihatsu Kogyo Co., Ltd........................  11,100    158,463
     Kyokuto Securities Co., Ltd............................   6,500     78,468
     Kyokuyo Co., Ltd.......................................   4,300    118,076
     KYORIN Holdings, Inc...................................  14,800    323,224
     Kyoritsu Maintenance Co., Ltd..........................  14,620    649,520
     Kyoritsu Printing Co., Ltd.............................  11,300     25,831
     Kyosan Electric Manufacturing Co., Ltd.................  14,100     65,757
     Kyowa Exeo Corp........................................  20,445    551,108
     Kyowa Hakko Kirin Co., Ltd.............................   6,500    125,885
     Kyowa Leather Cloth Co., Ltd...........................   5,900     44,427
     Kyudenko Corp..........................................  12,200    443,879
     Kyushu Electric Power Co., Inc.........................  21,900    254,411
     Kyushu Financial Group, Inc............................  84,499    372,896
     Kyushu Railway Co......................................   8,100    248,751
     LAC Co., Ltd...........................................   4,500     70,589
     Lacto Japan Co., Ltd...................................   1,700    100,091
 *   Laox Co., Ltd..........................................  10,000     31,914
     Lasertec Corp..........................................  13,000    374,280
     Lawson, Inc............................................   6,000    380,865
     LEC, Inc...............................................  10,800    216,234
     Leopalace21 Corp....................................... 123,600    514,852
     Life Corp..............................................   9,800    242,487
 *   LIFULL Co., Ltd........................................  13,100     88,683
 #   Like Co., Ltd..........................................   1,200     17,556
 *   LIKE Kidsnext Co., Ltd.................................   1,000      9,803
     Linical Co., Ltd.......................................   2,800     38,930
     Link And Motivation, Inc...............................  11,200    110,090
     Lintec Corp............................................  14,200    336,070
     Lion Corp..............................................  17,000    319,615
 *   Litalico, Inc..........................................     400      7,398
     LIXIL Group Corp.......................................  61,500    966,824
     LIXIL VIVA Corp........................................   9,000    145,959
 #   Look Holdings, Inc.....................................   1,400     14,249
     Luckland Co., Ltd......................................     800     20,992
 #*  M&A Capital Partners Co., Ltd..........................   2,100    103,266
     M3, Inc................................................  28,200    457,038
     Mabuchi Motor Co., Ltd.................................   7,800    277,456
     Macnica Fuji Electronics Holdings, Inc.................  11,399    164,793
     Macromill, Inc.........................................   8,200    162,268
     Maeda Corp.............................................  38,100    430,517
     Maeda Kosen Co., Ltd...................................  10,800    209,110
     Maeda Road Construction Co., Ltd.......................  19,400    353,350
 #   Maezawa Industries, Inc................................   2,800      9,972
     Maezawa Kasei Industries Co., Ltd......................   3,200     31,843
     Maezawa Kyuso Industries Co., Ltd......................   3,000     48,391
     Makino Milling Machine Co., Ltd........................   7,800    296,853
     Makita Corp............................................   5,800    200,520
 #   Mamezou Holdings Co., Ltd..............................  10,100     81,880
     Mandom Corp............................................   6,200    172,054
     Mani, Inc..............................................   3,400    156,243
 #   MarkLines Co., Ltd.....................................   2,000     27,480
     Mars Group Holdings Corp...............................   2,900     59,779
     Marubeni Corp.......................................... 139,900  1,134,406
     Marubun Corp...........................................   6,700     46,111

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Marudai Food Co., Ltd..................................   7,600 $  123,762
     Marufuji Sheet Piling Co., Ltd.........................     400      8,853
     Maruha Nichiro Corp....................................  21,700    785,583
     Marui Group Co., Ltd...................................  40,300    867,731
     Maruichi Steel Tube, Ltd...............................  11,000    316,956
     Maruka Machinery Co., Ltd..............................   2,400     50,462
 #   Marusan Securities Co., Ltd............................  10,200     78,546
     Maruwa Co., Ltd........................................   3,600    203,454
     Maruwa Unyu Kikan Co., Ltd.............................   4,400    140,735
     Maruyama Manufacturing Co., Inc........................     900     13,037
 *   Maruzen CHI Holdings Co., Ltd..........................   5,300     16,374
     Maruzen Showa Unyu Co., Ltd............................   4,400    116,357
     Marvelous, Inc.........................................  16,800    134,601
     Matsuda Sangyo Co., Ltd................................   5,600     69,526
     Matsui Construction Co., Ltd...........................   8,200     59,965
 #   Matsui Securities Co., Ltd.............................  19,400    197,723
     Matsumotokiyoshi Holdings Co., Ltd.....................   8,000    289,231
 #   Matsuya Co., Ltd.......................................   7,300     68,911
     Matsuyafoods Holdings co., Ltd.........................   4,000    129,101
     Max Co., Ltd...........................................  10,000    134,629
     Maxell Holdings, Ltd...................................  13,700    174,575
     Maxvalu Tokai Co., Ltd.................................   2,400     52,959
     Mazda Motor Corp....................................... 114,200  1,216,354
     McDonald's Holdings Co. Japan, Ltd.....................   3,700    162,846
     MCJ Co., Ltd...........................................  34,200    272,304
     Mebuki Financial Group, Inc............................ 156,490    476,569
     MEC Co., Ltd...........................................   4,400     57,524
 #   Media Do Holdings Co., Ltd.............................   1,600     34,297
 #*  Medical Data Vision Co., Ltd...........................   3,400     53,530
     Medical System Network Co., Ltd........................  15,500     73,537
     Medipal Holdings Corp..................................  21,700    464,512
     Medius Holdings Co., Ltd...............................   1,200      9,055
     Megachips Corp.........................................   9,300    178,535
     Megmilk Snow Brand Co., Ltd............................  26,900    629,258
     Meidensha Corp.........................................  17,800    252,170
     Meiho Enterprise Co., Ltd..............................   2,100      6,322
     MEIJI Holdings Co., Ltd................................  11,200    743,117
 #   Meiji Shipping Co., Ltd................................   6,900     23,295
     Meiko Electronics Co., Ltd.............................  12,800    320,096
 #   Meiko Network Japan Co., Ltd...........................   9,100     79,922
     Meisei Industrial Co., Ltd.............................  13,200     99,764
     Meitec Corp............................................   8,300    347,709
     Meito Sangyo Co., Ltd..................................   2,600     34,910
     Meiwa Corp.............................................  11,400     43,829
     Meiwa Estate Co., Ltd..................................   6,200     34,405
     Melco Holdings, Inc....................................   1,400     46,740
     Members Co., Ltd.......................................     900     10,112
     Menicon Co., Ltd.......................................  11,800    260,829
     Mercuria Investment Co., Ltd...........................     900      6,694
     METAWATER Co., Ltd.....................................   1,700     43,592
 #   Michinoku Bank, Ltd. (The).............................   5,999     95,018
     Mie Kotsu Group Holdings, Inc..........................  27,500    127,672
     Mikuni Corp............................................  11,100     60,872
     Milbon Co., Ltd........................................   5,900    211,801
 #   Mimaki Engineering Co., Ltd............................  11,700    120,154
     Mimasu Semiconductor Industry Co., Ltd.................   6,800     89,261
     Minebea Mitsumi, Inc...................................  74,661  1,142,165
     Ministop Co., Ltd......................................   4,300     79,396
 #   Mipox Corp.............................................   1,700      6,771

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
    Miraca Holdings, Inc...................................    29,400 $  715,714
    Miraial Co., Ltd.......................................     2,200     20,015
#   Mirait Holdings Corp...................................    21,500    347,156
    Miroku Jyoho Service Co., Ltd..........................     5,900    111,241
    Misawa Homes Co., Ltd..................................    12,100     90,922
    MISUMI Group, Inc......................................    16,500    330,673
    Mitani Corp............................................     1,900     90,636
    Mitani Sangyo Co., Ltd.................................     3,100      8,843
    Mitani Sekisan Co., Ltd................................     1,400     31,761
    Mito Securities Co., Ltd...............................    23,200     67,127
    Mitsuba Corp...........................................    21,000    165,354
    Mitsubishi Chemical Holdings Corp......................   293,600  2,288,728
    Mitsubishi Corp........................................   100,500  2,828,602
    Mitsubishi Electric Corp...............................   223,600  2,830,649
    Mitsubishi Estate Co., Ltd.............................    57,100    912,561
    Mitsubishi Gas Chemical Co., Inc.......................    39,500    663,054
    Mitsubishi Heavy Industries, Ltd.......................    50,200  1,769,636
    Mitsubishi Kakoki Kaisha, Ltd..........................     2,100     31,180
    Mitsubishi Logisnext Co., Ltd..........................    16,000    190,240
#   Mitsubishi Logistics Corp..............................    18,200    417,243
    Mitsubishi Materials Corp..............................    33,300    921,907
    Mitsubishi Motors Corp.................................    53,900    338,560
    Mitsubishi Paper Mills, Ltd............................    11,200     57,791
    Mitsubishi Pencil Co., Ltd.............................     2,400     41,833
    Mitsubishi Research Institute, Inc.....................     3,500    109,267
    Mitsubishi Shokuhin Co., Ltd...........................     5,700    146,899
    Mitsubishi Steel Manufacturing Co., Ltd................     3,900     68,467
    Mitsubishi Tanabe Pharma Corp..........................    26,000    384,044
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR....    47,200    284,144
    Mitsubishi UFJ Financial Group, Inc....................   946,300  5,727,470
    Mitsubishi UFJ Lease & Finance Co., Ltd................   188,400    968,227
    Mitsuboshi Belting, Ltd................................     6,000    147,400
    Mitsui & Co., Ltd., Sponsored ADR......................       400    133,602
    Mitsui & Co., Ltd......................................   104,000  1,737,695
    Mitsui Chemicals, Inc..................................    61,800  1,385,813
*   Mitsui E&S Holdings Co., Ltd...........................    30,600    513,839
    Mitsui Fudosan Co., Ltd................................    28,700    646,388
#   Mitsui High-Tec, Inc...................................     6,800     73,052
    Mitsui Matsushima Holdings Co., Ltd....................     3,800     59,577
    Mitsui Mining & Smelting Co., Ltd......................    34,000    963,311
    Mitsui OSK Lines, Ltd..................................    33,900    823,925
    Mitsui Sugar Co., Ltd..................................     4,800    129,119
*   Mitsui-Soko Holdings Co., Ltd..........................    13,400    206,890
    Mitsuuroko Group Holdings Co., Ltd.....................     9,400     61,298
    Mixi, Inc..............................................    21,700    474,144
    Miyaji Engineering Group, Inc..........................     2,100     50,619
    Miyazaki Bank, Ltd. (The)..............................     5,700    148,494
    Mizuho Financial Group, Inc............................ 1,970,500  3,384,064
    Mizuno Corp............................................     5,500    128,689
#   Mobile Factory, Inc....................................       900     11,112
    Mochida Pharmaceutical Co., Ltd........................     2,900    229,272
    Modec, Inc.............................................     3,500    104,921
#   Molitec Steel Co., Ltd.................................     5,800     25,901
#   Monex Group, Inc.......................................    91,800    360,026
#   Money Partners Group Co., Ltd..........................     8,500     27,316
    Monogatari Corp. (The).................................     3,400    303,561
    MonotaRO Co., Ltd......................................    20,400    449,750
    MORESCO Corp...........................................     3,400     46,885
    Morinaga & Co., Ltd....................................     7,700    308,946

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Morinaga Milk Industry Co., Ltd........................  21,400 $  570,430
     Morita Holdings Corp...................................  11,900    226,583
     Morito Co., Ltd........................................   7,000     52,943
     Morozoff, Ltd..........................................     900     44,026
     Mory Industries, Inc...................................   1,400     34,480
     MrMax Holdings, Ltd....................................   5,200     24,091
     MS&AD Insurance Group Holdings, Inc....................  38,800  1,165,444
     MTI, Ltd...............................................  16,600     79,928
 #   Mugen Estate Co., Ltd..................................   6,100     34,892
     m-up, Inc..............................................   1,000     20,313
     Murakami Corp..........................................     400      9,661
     Murata Manufacturing Co., Ltd..........................   9,024  1,404,452
 #   Musashi Seimitsu Industry Co., Ltd.....................  25,600    373,604
     Musashino Bank, Ltd. (The).............................  11,300    304,944
     Mutoh Holdings Co., Ltd................................     900     18,119
 *   Mynet, Inc.............................................   4,800     47,104
     N Field Co., Ltd.......................................   3,400     51,933
     Nabtesco Corp..........................................  25,700    564,137
     NAC Co., Ltd...........................................   5,800     56,225
     Nachi-Fujikoshi Corp...................................   8,200    333,969
     Nagano Bank, Ltd. (The)................................   3,200     48,618
     Nagano Keiki Co., Ltd..................................   4,200     34,935
     Nagase & Co., Ltd......................................  27,700    435,086
     Nagatanien Holdings Co., Ltd...........................   3,000     73,319
     Nagawa Co., Ltd........................................   1,400     67,466
     Nagoya Railroad Co., Ltd...............................  16,100    388,836
 #   Naigai Tec Corp........................................     700     10,093
     Naigai Trans Line, Ltd.................................   3,100     44,502
     Nakabayashi Co., Ltd...................................   9,300     51,918
     Nakamoto Packs Co., Ltd................................   1,400     22,862
 #*  Nakamura Choukou Co., Ltd..............................   1,700     20,749
     Nakamuraya Co., Ltd....................................     600     23,875
     Nakanishi, Inc.........................................   9,900    231,619
     Nakano Corp............................................   6,200     35,658
     Nakayama Steel Works, Ltd..............................  10,100     53,097
     Nakayamafuku Co., Ltd..................................   1,600      8,748
     Nakayo, Inc............................................   1,200     16,460
 #   Namura Shipbuilding Co., Ltd...........................  20,900     92,878
     Nankai Electric Railway Co., Ltd.......................  14,300    350,207
     Nanto Bank, Ltd. (The).................................  11,400    260,699
     Narasaki Sangyo Co., Ltd...............................   1,400     23,942
     Natori Co., Ltd........................................   2,500     39,566
     NEC Capital Solutions, Ltd.............................   5,300     83,285
     NEC Corp...............................................  50,500  1,449,614
     NEC Networks & System Integration Corp.................   6,400    139,495
     NET One Systems Co., Ltd...............................  27,100    567,373
     Neturen Co., Ltd.......................................  12,000    105,683
 #*  New Japan Chemical Co., Ltd............................  16,100     29,256
 *   Nexon Co., Ltd.........................................  17,900    204,190
 #   Nextage Co., Ltd.......................................   8,800     80,777
     Nexyz Group Corp.......................................   2,200     37,942
     NGK Insulators, Ltd....................................  50,700    713,555
     NGK Spark Plug Co., Ltd................................  38,700    783,104
     NH Foods, Ltd..........................................  17,600    606,951
     NHK Spring Co., Ltd.................................... 114,263    978,397
 #   Nicca Chemical Co., Ltd................................   2,100     22,398
 #   Nice Holdings, Inc.....................................   2,400     24,773
     Nichia Steel Works, Ltd................................   7,700     21,858
     Nichias Corp...........................................  29,500    642,810

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Nichiban Co., Ltd......................................  4,000 $   77,705
     Nichicon Corp.......................................... 19,500    162,226
     Nichiden Corp..........................................  4,000     64,880
     Nichiha Corp........................................... 13,900    306,969
     NichiiGakkan Co., Ltd.................................. 26,100    243,106
     Nichi-iko Pharmaceutical Co., Ltd...................... 21,800    296,964
     Nichirei Corp.......................................... 32,500    780,586
     Nichireki Co., Ltd.....................................  9,600     87,938
     Nichirin Co., Ltd......................................  5,700    120,402
     Nidec Corp.............................................  7,100    911,958
     Nifco, Inc............................................. 25,700    585,690
     Nihon Chouzai Co., Ltd.................................  3,900    120,872
 #*  Nihon Dempa Kogyo Co., Ltd.............................  5,400     23,563
     Nihon Dengi Co., Ltd...................................  1,400     36,872
     Nihon Denkei Co., Ltd..................................  1,500     21,864
 #   Nihon Eslead Corp......................................  3,000     40,629
     Nihon Flush Co., Ltd...................................  1,900     36,408
 #   Nihon House Holdings Co., Ltd.......................... 24,600    112,239
     Nihon Kagaku Sangyo Co., Ltd...........................  4,300     48,776
     Nihon Kohden Corp...................................... 11,200    335,308
     Nihon M&A Center, Inc.................................. 14,400    345,057
 #   Nihon Nohyaku Co., Ltd................................. 18,800    104,183
     Nihon Parkerizing Co., Ltd............................. 24,600    297,087
     Nihon Plast Co., Ltd...................................  7,600     61,472
     Nihon Tokushu Toryo Co., Ltd...........................  3,500     67,116
     Nihon Unisys, Ltd...................................... 35,900    786,721
     Nihon Yamamura Glass Co., Ltd..........................  2,700     40,164
     Nikkato Corp...........................................  2,700     27,420
     Nikkiso Co., Ltd....................................... 15,900    184,615
     Nikko Co., Ltd.........................................  1,600     35,091
     Nikkon Holdings Co., Ltd............................... 21,000    507,454
     Nikon Corp............................................. 36,800    641,521
     Nintendo Co., Ltd......................................    800    249,762
     Nippi, Inc.............................................  1,000     27,128
     Nippo Corp............................................. 16,000    262,323
     Nippon Air Conditioning Services Co., Ltd..............  6,100     41,767
     Nippon Aqua Co., Ltd...................................  6,500     20,800
     Nippon Beet Sugar Manufacturing Co., Ltd...............  4,800     83,647
     Nippon Carbide Industries Co., Inc.....................  3,800     62,715
 #   Nippon Carbon Co., Ltd.................................  5,800    327,987
     Nippon Ceramic Co., Ltd................................  3,000     73,542
     Nippon Chemi-Con Corp..................................  9,500    215,114
     Nippon Chemiphar Co., Ltd..............................    900     33,133
     Nippon Coke & Engineering Co., Ltd..................... 87,000     80,144
     Nippon Commercial Development Co., Ltd.................  5,600     84,893
     Nippon Computer Dynamics Co., Ltd......................  1,800     17,408
     Nippon Concept Corp....................................  3,600     36,136
     Nippon Concrete Industries Co., Ltd.................... 16,800     45,270
 #   Nippon Denko Co., Ltd.................................. 42,600    101,181
     Nippon Densetsu Kogyo Co., Ltd......................... 12,100    244,665
     Nippon Electric Glass Co., Ltd......................... 22,500    566,898
     Nippon Express Co., Ltd................................ 20,200  1,274,792
     Nippon Filcon Co., Ltd.................................  6,000     30,836
     Nippon Fine Chemical Co., Ltd..........................  4,800     46,326
     Nippon Flour Mills Co., Ltd............................ 21,600    357,748
     Nippon Gas Co., Ltd.................................... 15,600    471,884
     Nippon Hume Corp.......................................  9,000     72,286
     Nippon Kanzai Co., Ltd.................................  2,200     40,156
     Nippon Kayaku Co., Ltd................................. 40,900    486,758

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nippon Kinzoku Co., Ltd................................   2,800 $   35,928
 #   Nippon Kodoshi Corp....................................   3,100     70,072
     Nippon Koei Co., Ltd...................................   4,900    110,298
 #   Nippon Koshuha Steel Co., Ltd..........................   3,200     19,378
     Nippon Light Metal Holdings Co., Ltd................... 341,100    719,242
     Nippon Paint Holdings Co., Ltd.........................  10,200    318,616
 #   Nippon Paper Industries Co., Ltd.......................  37,300    675,795
     Nippon Parking Development Co., Ltd....................  53,200     74,577
     Nippon Pillar Packing Co., Ltd.........................   8,400    112,507
     Nippon Piston Ring Co., Ltd............................   1,400     26,322
     Nippon Road Co., Ltd. (The)............................   2,700    149,235
     Nippon Seiki Co., Ltd..................................  16,900    297,404
     Nippon Seisen Co., Ltd.................................   1,200     36,932
 #*  Nippon Sharyo, Ltd.....................................   4,400    115,698
 #   Nippon Sheet Glass Co., Ltd............................  54,500    461,089
     Nippon Shinyaku Co., Ltd...............................     800     45,961
     Nippon Shokubai Co., Ltd...............................   6,500    419,363
     Nippon Signal Co., Ltd.................................  19,500    178,545
     Nippon Soda Co., Ltd...................................   9,400    244,280
     Nippon Steel & Sumikin Bussan Corp.....................   5,600    243,920
     Nippon Steel & Sumitomo Metal Corp.....................  61,580  1,135,915
     Nippon Suisan Kaisha, Ltd.............................. 161,400  1,030,971
     Nippon Systemware Co., Ltd.............................   3,100     64,319
     Nippon Telegraph & Telephone Corp......................  20,900    861,887
     Nippon Thompson Co., Ltd...............................   9,700     56,094
     Nippon Tungsten Co., Ltd...............................     800     17,104
     Nippon View Hotel Co., Ltd.............................   2,800     31,971
 #   Nippon Yakin Kogyo Co., Ltd............................  27,300     72,565
     Nippon Yusen K.K.......................................  46,600    751,467
     Nipro Corp.............................................  73,400    934,692
     Nishikawa Rubber Co., Ltd..............................     300      5,271
     Nishimatsu Construction Co., Ltd.......................  19,600    456,884
     Nishimatsuya Chain Co., Ltd............................  11,000     97,912
     Nishi-Nippon Financial Holdings, Inc...................  53,000    503,662
     Nishi-Nippon Railroad Co., Ltd.........................  15,500    383,490
     Nishio Rent All Co., Ltd...............................  10,300    331,884
     Nissan Chemical Corp...................................   7,400    348,919
     Nissan Motor Co., Ltd.................................. 508,200  4,623,480
     Nissan Shatai Co., Ltd.................................  27,700    223,120
     Nissan Tokyo Sales Holdings Co., Ltd...................  10,900     33,490
 #   Nissei ASB Machine Co., Ltd............................   5,500    184,308
     Nissei Corp............................................   1,700     18,302
     Nissei Plastic Industrial Co., Ltd.....................   5,600     52,088
 #   Nissha Co., Ltd........................................   8,700    141,582
     Nisshin Fudosan Co.....................................  12,600     58,742
     Nisshin Oillio Group, Ltd. (The).......................  10,700    321,086
     Nisshin Seifun Group, Inc..............................   8,900    177,092
     Nisshin Steel Co., Ltd.................................  18,900    246,694
     Nisshinbo Holdings, Inc................................  49,948    549,859
     Nissin Corp............................................   5,600    107,625
     Nissin Electric Co., Ltd...............................  20,500    167,479
     Nissin Foods Holdings Co., Ltd.........................   1,000     64,479
     Nissin Kogyo Co., Ltd..................................  14,900    216,783
     Nissin Sugar Co., Ltd..................................   4,700     93,068
 #   Nissui Pharmaceutical Co., Ltd.........................   4,200     46,480
     Nitori Holdings Co., Ltd...............................   2,300    300,319
     Nitta Corp.............................................   4,800    174,213
 #   Nitta Gelatin, Inc.....................................   5,000     33,792
     Nittan Valve Co., Ltd..................................  12,900     39,073

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nittetsu Mining Co., Ltd...............................   2,000 $   85,006
     Nitto Boseki Co., Ltd..................................   7,800    154,115
     Nitto Denko Corp.......................................   8,800    549,781
 #   Nitto FC Co., Ltd......................................   6,200     43,093
     Nitto Kogyo Corp.......................................  10,300    179,388
     Nitto Kohki Co., Ltd...................................   1,700     35,410
     Nitto Seiko Co., Ltd...................................   8,700     48,067
 #   Nittoc Construction Co., Ltd...........................  10,600     69,249
     Nittoku Engineering Co., Ltd...........................   4,200    111,354
     NJS Co., Ltd...........................................   2,000     31,129
 #   nms Holdings Co........................................   6,300     29,284
     Noda Corp..............................................   5,100     46,778
     Noevir Holdings Co., Ltd...............................   3,800    161,646
     NOF Corp...............................................  20,700    586,193
     Nohmi Bosai, Ltd.......................................   5,500    115,793
     Nojima Corp............................................  17,900    422,776
     NOK Corp...............................................  28,500    410,082
     Nomura Co., Ltd........................................   9,800    222,567
     Nomura Holdings, Inc................................... 348,100  1,671,562
 #   Nomura Holdings, Inc., Sponsored ADR...................  10,300     48,410
     Nomura Real Estate Holdings, Inc.......................  31,300    587,969
     Nomura Research Institute, Ltd.........................   4,103    181,901
     Noritake Co., Ltd......................................   4,200    209,701
     Noritsu Koki Co., Ltd..................................   7,800    175,281
     Noritz Corp............................................  12,200    177,154
     North Pacific Bank, Ltd................................ 116,100    348,151
     Nozawa Corp............................................   2,600     27,012
     NS Solutions Corp......................................   9,300    277,533
     NS Tool Co., Ltd.......................................   1,900     44,782
     NS United Kaiun Kaisha, Ltd............................   5,100    124,384
     NSD Co., Ltd...........................................   6,170    130,630
     NSK, Ltd...............................................  83,800    827,939
     NTN Corp............................................... 331,200  1,211,410
     NTT Data Corp..........................................  36,000    462,186
     NTT DOCOMO, Inc........................................ 141,400  3,506,556
 #   NTT Urban Development Corp.............................  23,900    355,195
     NuFlare Technology, Inc................................   1,900     95,475
 #   OAK Capital Corp.......................................  22,700     35,344
     Oat Agrio Co., Ltd.....................................   1,400     35,418
     Obara Group, Inc.......................................   4,600    180,854
     Obayashi Corp.......................................... 150,200  1,325,998
     Obic Co., Ltd..........................................   1,700    154,768
     Odakyu Electric Railway Co., Ltd.......................  16,299    344,572
     Odelic Co., Ltd........................................   1,600     58,973
     Oenon Holdings, Inc....................................  16,000     55,475
     Ogaki Kyoritsu Bank, Ltd. (The)........................  14,100    312,901
     Ohashi Technica, Inc...................................   3,800     47,518
     Ohba Co., Ltd..........................................   4,600     27,902
     Ohsho Food Service Corp................................   3,600    248,204
     Oiles Corp.............................................   3,900     71,613
     Oita Bank, Ltd. (The)..................................   2,700     89,301
     Oji Holdings Corp...................................... 248,000  1,761,078
     Okabe Co., Ltd.........................................  14,700    130,683
     Okada Aiyon Corp.......................................     800     11,500
 #   Okamoto Industries, Inc................................   3,600    162,240
 #   Okamoto Machine Tool Works, Ltd........................   1,900     52,333
     Okamura Corp...........................................  19,500    265,808
     Okasan Securities Group, Inc...........................  60,000    287,267
     Oki Electric Industry Co., Ltd.........................  40,700    557,078

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Okinawa Cellular Telephone Co..........................   4,300 $  158,400
     Okinawa Electric Power Co., Inc. (The).................  10,483    195,309
     OKK Corp...............................................   2,400     22,481
     OKUMA Corp.............................................   6,999    349,464
     Okumura Corp...........................................   8,400    265,106
     Okura Industrial Co., Ltd..............................   3,400     62,284
     Okuwa Co., Ltd.........................................  12,000    120,217
     Olympus Corp...........................................  10,000    333,318
 #   Omikenshi Co., Ltd.....................................   2,800     17,149
     Omron Corp.............................................  17,700    716,576
     Ono Pharmaceutical Co., Ltd............................   5,800    131,623
     ONO Sokki Co., Ltd.....................................   3,300     21,842
     Onoken Co., Ltd........................................   6,000     87,521
     Onward Holdings Co., Ltd...............................  44,600    268,877
     Ootoya Holdings Co., Ltd...............................   1,000     19,990
 *   Open Door, Inc.........................................   2,300     54,608
     Open House Co., Ltd....................................  12,000    474,309
     OPT Holding, Inc.......................................   4,300     95,957
     Optex Group Co., Ltd...................................   6,800    123,899
     Oracle Corp............................................   1,700    115,071
     Organo Corp............................................   2,600     72,245
 #   Orient Corp............................................ 172,100    269,209
     Oriental Land Co., Ltd.................................   6,400    602,071
     Origin Electric Co., Ltd...............................   2,100     30,000
     ORIX Corp.............................................. 290,500  4,732,534
     Osaka Gas Co., Ltd.....................................  19,300    352,920
     Osaka Organic Chemical Industry, Ltd...................   8,500    103,841
     Osaka Soda Co., Ltd....................................   4,400    103,469
     Osaka Steel Co., Ltd...................................   5,100     90,318
     OSAKA Titanium Technologies Co., Ltd...................   8,900    139,720
     Osaki Electric Co., Ltd................................  17,900    114,404
     OSG Corp...............................................  33,900    699,495
     OSJB Holdings Corp.....................................  37,300     94,224
     Otsuka Corp............................................   6,800    225,548
     Otsuka Holdings Co., Ltd...............................  11,500    550,021
 #   Otsuka Kagu, Ltd.......................................   5,900     13,776
 #   Outsourcing, Inc.......................................  23,500    297,856
     Oval Corp..............................................   3,700      8,921
     Oyo Corp...............................................   7,600     86,715
     Pacific Industrial Co., Ltd............................  18,600    271,750
 #   Pacific Metals Co., Ltd................................   5,000    140,293
     Pack Corp. (The).......................................   3,200     91,587
     PAL GROUP Holdings Co., Ltd............................   6,000    175,794
     PALTAC Corp............................................   9,600    489,115
     Paltek Corp............................................   3,100     17,660
     Panasonic Corp......................................... 162,700  1,746,007
 #   PAPYLESS Co., Ltd......................................     500     12,909
     Paraca, Inc............................................   1,900     34,631
     Paramount Bed Holdings Co., Ltd........................   4,700    197,752
 #   Parco Co., Ltd.........................................   7,400     78,551
     Paris Miki Holdings, Inc...............................  10,400     44,666
 #   Park24 Co., Ltd........................................  17,900    470,916
 *   Pasco Corp.............................................   1,600     16,552
 #   Pasona Group, Inc......................................   5,800     70,563
     PC Depot Corp..........................................   8,700     43,682
     Pegasus Sewing Machine Manufacturing Co., Ltd..........   6,000     42,162
     Penta-Ocean Construction Co., Ltd...................... 163,700    979,362
 #   Pepper Food Service Co., Ltd...........................   3,800    106,732
     Persol Holdings Co., Ltd...............................   9,300    176,436

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #*  Phil Co., Inc..........................................     500 $   17,769
     PIA Corp...............................................   1,300     62,143
     Pigeon Corp............................................   8,400    355,255
     Pilot Corp.............................................  10,200    563,429
     Piolax, Inc............................................   9,300    202,638
 #*  Pioneer Corp........................................... 133,500    119,538
     Plant Co., Ltd.........................................   1,200     12,853
 #   Plenus Co., Ltd........................................   7,600    121,631
     Pola Orbis Holdings, Inc...............................   7,200    192,341
     Poletowin Pitcrew Holdings, Inc........................   6,000    134,304
     Press Kogyo Co., Ltd...................................  37,100    169,619
     Pressance Corp.........................................  21,600    245,655
     Prestige International, Inc............................  14,800    168,490
     Prima Meat Packers, Ltd................................  15,400    290,854
     Pronexus, Inc..........................................   4,200     40,817
     Properst Co., Ltd......................................  10,900     15,091
     Pro-Ship, Inc..........................................   1,200     26,599
     Prospect Co., Ltd...................................... 169,000     57,041
     Proto Corp.............................................   3,200     42,425
 #   PS Mitsubishi Construction Co., Ltd....................  16,400     91,178
     Punch Industry Co., Ltd................................   8,700     49,634
     Qol Holdings Co., Ltd..................................  11,700    246,247
     Quick Co., Ltd.........................................   3,200     51,540
     Raccoon Co., Ltd.......................................   3,100     16,962
     Raito Kogyo Co., Ltd...................................  19,300    260,697
     Rakus Co., Ltd.........................................   3,800     69,750
     Rakuten, Inc........................................... 230,400  1,558,421
     Rasa Corp..............................................   2,800     23,212
     Rasa Industries, Ltd...................................   4,400     72,421
     Raysum Co., Ltd........................................   8,300    102,181
 #   RECOMM Co., Ltd........................................   8,000     15,483
     Recruit Holdings Co., Ltd..............................  42,000  1,127,263
     Relia, Inc.............................................   4,600     50,801
     Relo Group, Inc........................................  13,900    327,573
     Renaissance, Inc.......................................   4,300     86,629
     Renesas Easton Co., Ltd................................   7,000     29,894
 *   Renesas Electronics Corp...............................  40,300    212,300
     Rengo Co., Ltd.........................................  75,500    658,128
 #*  RENOVA, Inc............................................   8,800     95,473
 #*  Renown, Inc............................................  28,000     28,613
     Resona Holdings, Inc................................... 178,100    936,812
 #   Resorttrust, Inc.......................................  40,100    617,558
 #   Retail Partners Co., Ltd...............................   4,200     48,037
     Rheon Automatic Machinery Co., Ltd.....................   6,000    102,580
     Rhythm Watch Co., Ltd..................................   2,400     42,501
     Riberesute Corp........................................   4,400     36,331
     Ricoh Co., Ltd......................................... 109,100  1,089,066
     Ricoh Leasing Co., Ltd.................................   5,600    183,830
     Ride On Express Holdings Co., Ltd......................   2,800     34,402
     Right On Co., Ltd......................................   6,500     54,079
     Riken Corp.............................................   3,700    177,079
     Riken Keiki Co., Ltd...................................   2,900     57,239
     Riken Technos Corp.....................................  16,000     72,086
     Riken Vitamin Co., Ltd.................................   2,100     64,749
     Ringer Hut Co., Ltd....................................   5,000    100,164
     Rinnai Corp............................................   3,500    254,255
     Rion Co., Ltd..........................................   1,800     35,961
     Riso Kagaku Corp.......................................   6,100    128,655
     Riso Kyoiku Co., Ltd...................................   9,700    102,603

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Rock Field Co., Ltd....................................  5,600 $ 81,077
      Rohm Co., Ltd.......................................... 11,400  801,469
      Rohto Pharmaceutical Co., Ltd.......................... 15,200  481,422
      Rokko Butter Co., Ltd..................................  7,600  164,063
      Roland DG Corp.........................................  7,400  157,589
  #   Rorze Corp.............................................  6,700  114,776
      Round One Corp......................................... 42,500  504,085
      Royal Holdings Co., Ltd................................ 12,600  311,758
  #*  Royal Hotel, Ltd. (The)................................    800   12,128
  #   RS Technologies Co., Ltd...............................  1,000   40,540
  *   RVH, Inc...............................................  6,700   15,842
      Ryobi, Ltd............................................. 14,100  409,271
      Ryoden Corp............................................  5,500   76,436
      Ryohin Keikaku Co., Ltd................................  1,700  449,361
      Ryosan Co., Ltd........................................  7,300  210,040
      Ryoyo Electro Corp.....................................  7,300  104,685
      S Foods, Inc...........................................  4,800  193,378
      Sac's Bar Holdings, Inc................................  7,200   63,812
      Sagami Rubber Industries Co., Ltd......................  3,000   65,663
      Saibu Gas Co., Ltd.....................................  8,100  180,384
      Saizeriya Co., Ltd..................................... 12,800  242,920
      Sakai Chemical Industry Co., Ltd.......................  4,200   96,772
      Sakai Heavy Industries, Ltd............................  1,400   41,349
      Sakai Moving Service Co., Ltd..........................  5,400  278,638
  #   Sakai Ovex Co., Ltd....................................  1,700   33,787
      Sakata INX Corp........................................ 12,100  119,803
      Sakura Internet, Inc...................................  5,400   26,306
  #   Sala Corp.............................................. 19,700  112,722
  #   SAMTY Co., Ltd......................................... 10,200  133,535
      San Holdings, Inc......................................  2,000   46,694
      San ju San Financial Group, Inc........................  7,790  137,887
      San-A Co., Ltd.........................................  4,900  206,721
      San-Ai Oil Co., Ltd.................................... 18,000  193,549
  *   Sanden Holdings Corp................................... 12,400  135,492
  #   Sanei Architecture Planning Co., Ltd...................  6,600   96,253
      Sangetsu Corp.......................................... 12,500  240,416
      San-In Godo Bank, Ltd. (The)........................... 55,600  421,857
  #*  Sanix, Inc............................................. 10,400   22,169
      Sanken Electric Co., Ltd............................... 14,200  313,267
      Sanki Engineering Co., Ltd............................. 16,100  157,789
  #   Sanko Gosei, Ltd....................................... 13,400   46,712
  #   Sanko Metal Industrial Co., Ltd........................    800   21,524
      Sankyo Co., Ltd........................................  8,400  320,718
      Sankyo Frontier Co., Ltd...............................    500   15,549
      Sankyo Seiko Co., Ltd.................................. 10,800   43,367
      Sankyo Tateyama, Inc...................................  9,700  109,142
      Sankyu, Inc............................................ 18,000  848,423
      Sanoh Industrial Co., Ltd.............................. 12,800   72,902
      Sanoyas Holdings Corp..................................  9,000   17,942
      Sansei Landic Co., Ltd.................................  4,200   41,543
      Sansei Technologies, Inc...............................  2,300   31,647
      Sansha Electric Manufacturing Co., Ltd.................  4,500   43,779
      Sanshin Electronics Co., Ltd...........................  7,300  122,768
      Santen Pharmaceutical Co., Ltd......................... 18,700  276,981
      Sanwa Holdings Corp.................................... 51,700  606,686
      Sanyo Chemical Industries, Ltd.........................  4,600  210,783
      Sanyo Denki Co., Ltd...................................  2,800  114,509
      Sanyo Electric Railway Co., Ltd........................  3,700   81,702
  #   Sanyo Engineering & Construction, Inc..................  2,400   13,487

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Sanyo Housing Nagoya Co., Ltd..........................   4,700 $   41,693
     Sanyo Shokai, Ltd......................................   4,800     80,931
     Sanyo Special Steel Co., Ltd...........................   8,500    195,452
     Sanyo Trading Co., Ltd.................................   4,700     73,730
     Sapporo Holdings, Ltd..................................  35,600    660,400
     Sata Construction Co., Ltd.............................   4,100     14,926
     Sato Holdings Corp.....................................  12,900    381,204
     Sato Shoji Corp........................................   3,200     30,709
     Satori Electric Co., Ltd...............................   4,900     44,469
     Sawada Holdings Co., Ltd...............................   3,800     34,082
 #   Sawai Pharmaceutical Co., Ltd..........................  16,400    831,349
     Saxa Holdings, Inc.....................................   1,700     30,696
     SBI Holdings, Inc......................................  51,200  1,336,986
     SBS Holdings, Inc......................................  14,100    178,472
     Scala, Inc.............................................  11,600     98,862
     SCREEN Holdings Co., Ltd...............................  10,300    559,935
     Scroll Corp............................................   9,700     41,144
     SCSK Corp..............................................   5,900    250,016
     Secom Co., Ltd.........................................   9,400    769,592
 #   Seed Co., Ltd..........................................   8,100    125,134
     Sega Sammy Holdings, Inc...............................  22,900    294,043
     Seibu Holdings, Inc....................................  44,000    798,274
     Seika Corp.............................................   2,200     34,734
     Seikagaku Corp.........................................   8,400    124,500
 *   Seikitokyu Kogyo Co., Ltd..............................  17,800    101,550
     Seiko Epson Corp.......................................  69,500  1,119,731
     Seiko Holdings Corp....................................  18,000    431,843
 #   Seiko PMC Corp.........................................   3,400     27,678
     Seino Holdings Co., Ltd................................  28,600    396,063
     Seiren Co., Ltd........................................  14,500    206,293
     Sekisui Chemical Co., Ltd..............................  87,700  1,379,162
     Sekisui House, Ltd.....................................  65,600    962,813
     Sekisui Jushi Corp.....................................   9,000    163,328
     Sekisui Plastics Co., Ltd..............................   8,400     65,368
     Senko Group Holdings Co., Ltd..........................  57,200    444,540
     Senshu Electric Co., Ltd...............................   2,400     55,436
     Senshu Ikeda Holdings, Inc.............................  99,600    306,074
 *   Senshukai Co., Ltd.....................................  11,500     29,593
 #   Septeni Holdings Co., Ltd..............................  24,100     40,974
     Seria Co., Ltd.........................................   5,700    191,230
     Seven & I Holdings Co., Ltd............................ 101,800  4,407,938
     Seven Bank, Ltd........................................ 182,900    571,609
     SFP Holdings Co., Ltd..................................   4,600     67,997
 #   Sharp Corp.............................................  10,100    155,037
 #   Shibaura Electronics Co., Ltd..........................   3,500    151,356
     Shibaura Mechatronics Corp.............................   2,600     79,138
     Shibusawa Warehouse Co., Ltd. (The)....................   2,800     39,539
     Shibuya Corp...........................................   6,500    218,438
     Shidax Corp............................................   6,000     19,296
 #*  SHIFT, Inc.............................................   1,700     56,118
     Shiga Bank, Ltd. (The).................................  16,800    389,682
     Shikoku Bank, Ltd. (The)...............................  12,900    144,906
     Shikoku Chemicals Corp.................................  10,000    102,097
     Shikoku Electric Power Co., Inc........................  21,800    273,623
     Shima Seiki Manufacturing, Ltd.........................   3,000     80,892
     Shimachu Co., Ltd......................................  15,500    406,313
     Shimadzu Corp..........................................  12,000    303,276
     Shimamura Co., Ltd.....................................   5,800    487,864
     Shimane Bank, Ltd. (The)...............................   1,900     19,660

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Shimano, Inc...........................................   2,700 $  368,753
     Shimizu Bank, Ltd. (The)...............................   2,800     47,367
     Shimizu Corp........................................... 105,000    852,322
     Shin Nippon Air Technologies Co., Ltd..................   5,600     88,451
 *   Shin Nippon Biomedical Laboratories, Ltd...............   8,400     37,336
     Shinagawa Refractories Co., Ltd........................   2,700    103,661
     Shindengen Electric Manufacturing Co., Ltd.............   3,400    147,870
     Shin-Etsu Chemical Co., Ltd............................  11,500    960,946
     Shin-Etsu Polymer Co., Ltd.............................   9,200     67,373
 #*  Shinkawa, Ltd..........................................   6,900     31,082
     Shinko Electric Industries Co., Ltd....................  27,200    189,371
     Shinko Plantech Co., Ltd...............................  14,900    138,839
     Shinko Shoji Co., Ltd..................................   7,000     97,452
     Shinmaywa Industries, Ltd..............................  27,600    339,793
     Shinnihon Corp.........................................  13,000    123,168
 #   Shinoken Group Co., Ltd................................  16,400    135,606
     Shinsei Bank, Ltd......................................  29,200    444,803
     Shinsho Corp...........................................   1,600     39,364
 #   Shinwa Co., Ltd........................................   2,500     49,188
     Shionogi & Co., Ltd....................................   8,300    530,732
     Ship Healthcare Holdings, Inc..........................  20,300    733,964
 #   Shirai Electronics Industrial Co., Ltd.................   3,900     13,491
     Shiseido Co., Ltd......................................  16,100  1,015,837
     Shizuki Electric Co., Inc..............................   3,000     18,657
     Shizuoka Bank, Ltd. (The)..............................  67,400    589,683
     Shizuoka Gas Co., Ltd..................................  30,500    263,838
     Shobunsha Publications, Inc............................   2,300     11,274
 #   Shoei Co., Ltd.........................................   3,300    128,575
 #   Shoei Foods Corp.......................................   4,100    157,510
     Shofu, Inc.............................................   2,700     30,894
 *   Shoko Co., Ltd.........................................   2,500     18,012
     Showa Corp.............................................  30,100    414,217
     Showa Denko K.K........................................  62,800  2,734,539
     Showa Sangyo Co., Ltd..................................   6,200    155,278
     Showa Shell Sekiyu K.K.................................  56,300  1,074,551
 #   Showa Shinku Co., Ltd..................................   2,000     24,025
     Sigma Koki Co., Ltd....................................   1,100     17,234
 #   SIGMAXYZ, Inc..........................................   2,100     19,461
 #   Siix Corp..............................................  15,600    211,804
     Sinanen Holdings Co., Ltd..............................   3,200     76,191
     Sinfonia Technology Co., Ltd...........................  12,000    156,929
     Sinko Industries, Ltd..................................   5,800     82,912
     Sintokogio, Ltd........................................  15,100    130,092
 #   SK-Electronics Co., Ltd................................   4,300     70,586
     SKY Perfect JSAT Holdings, Inc.........................  61,300    272,198
 #   Skylark Holdings Co., Ltd..............................  60,800    946,580
     SMC Corp...............................................     700    223,114
     SMK Corp...............................................   1,799     36,965
     SMS Co., Ltd...........................................  20,800    348,865
     SNT Corp...............................................  10,200     33,979
     Soda Nikka Co., Ltd....................................   5,600     32,029
     Sodick Co., Ltd........................................  27,400    206,408
     SoftBank Group Corp....................................  52,572  4,160,484
 #   Softbank Technology Corp...............................   4,400     82,966
     Softbrain Co., Ltd.....................................  18,000     85,900
     Softcreate Holdings Corp...............................   3,200     45,479
 #   Software Service, Inc..................................     700     52,876
     Sogo Medical Holdings Co., Ltd.........................  10,400    223,135
     Sohgo Security Services Co., Ltd.......................  12,800    570,126

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Sojitz Corp............................................ 198,100 $  666,202
     Soken Chemical & Engineering Co., Ltd..................   2,100     32,816
     Solasto Corp...........................................   5,100     53,821
 #   Soliton Systems K.K....................................   3,100     27,288
     Sompo Holdings, Inc....................................  27,500  1,134,252
 *   So-net Media Networks Corp.............................     700     11,561
     Sony Corp..............................................  68,600  3,712,407
     Sony Corp., Sponsored ADR..............................   9,300    503,409
     Sony Financial Holdings, Inc...........................  17,900    412,943
     Sotetsu Holdings, Inc..................................   9,900    302,746
     Sotoh Co., Ltd.........................................   1,600     14,083
     Space Co., Ltd.........................................   2,550     28,358
     Space Value Holdings Co., Ltd..........................  17,400    155,287
     Sparx Group Co., Ltd...................................  44,700     96,104
 #   SPK Corp...............................................   1,200     25,696
     Square Enix Holdings Co., Ltd..........................   7,400    265,226
     SRA Holdings...........................................   5,100    143,559
     Srg Takamiya Co., Ltd..................................  11,100     64,860
     St Marc Holdings Co., Ltd..............................   7,600    180,497
     Stanley Electric Co., Ltd..............................  24,800    733,592
 #   Star Mica Co., Ltd.....................................   6,200     84,694
 #   Star Micronics Co., Ltd................................  17,800    252,857
     Starts Corp., Inc......................................  19,200    398,691
     Starzen Co., Ltd.......................................   2,300     93,375
     St-Care Holding Corp...................................   8,200     43,647
     Stella Chemifa Corp....................................   4,300    130,860
     Step Co., Ltd..........................................   1,700     23,666
 #   Strike Co., Ltd........................................   1,000     29,017
     Studio Alice Co., Ltd..................................   6,100    139,497
 *   Studio Atao Co., Ltd...................................     800     19,145
     Subaru Corp............................................  99,900  2,694,771
 #   Subaru Enterprise Co., Ltd.............................     600     28,139
     Sugi Holdings Co., Ltd.................................   4,200    192,300
     Sugimoto & Co., Ltd....................................   3,300     57,089
     SUMCO Corp.............................................  31,100    419,758
 #   Sumida Corp............................................  14,400    178,592
 #   Suminoe Textile Co., Ltd...............................   2,300     55,098
     Sumiseki Holdings, Inc.................................  15,700     17,004
     Sumitomo Bakelite Co., Ltd.............................  10,200    368,294
     Sumitomo Chemical Co., Ltd............................. 388,000  1,943,642
     Sumitomo Corp..........................................  78,300  1,187,550
     Sumitomo Dainippon Pharma Co., Ltd.....................  22,000    459,662
     Sumitomo Densetsu Co., Ltd.............................   6,400    101,314
     Sumitomo Electric Industries, Ltd...................... 116,500  1,588,779
     Sumitomo Forestry Co., Ltd.............................  87,200  1,293,943
     Sumitomo Heavy Industries, Ltd.........................  23,200    729,658
     Sumitomo Metal Mining Co., Ltd.........................  21,900    689,544
     Sumitomo Mitsui Construction Co., Ltd.................. 110,620    693,962
     Sumitomo Mitsui Financial Group, Inc................... 109,800  4,275,073
     Sumitomo Mitsui Trust Holdings, Inc....................  27,200  1,080,751
 #   Sumitomo Osaka Cement Co., Ltd.........................  15,900    590,731
     Sumitomo Precision Products Co., Ltd...................   1,100     35,702
     Sumitomo Realty & Development Co., Ltd.................  36,000  1,236,962
     Sumitomo Riko Co., Ltd.................................  21,000    173,491
     Sumitomo Rubber Industries, Ltd........................ 131,095  1,880,520
     Sumitomo Seika Chemicals Co., Ltd......................   4,500    224,600
     Sumitomo Warehouse Co., Ltd. (The).....................  22,500    263,794
     Sun Corp...............................................   3,900     18,736
     Sun Frontier Fudousan Co., Ltd.........................  20,000    204,134

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
                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Suncall Corp...........................................  2,000 $   12,946
     Sundrug Co., Ltd.......................................  4,500    163,525
     Suntory Beverage & Food, Ltd...........................  8,100    330,114
     Sun-Wa Technos Corp....................................  3,900     44,352
 #   Suruga Bank, Ltd....................................... 44,100    207,919
     Sushiro Global Holdings, Ltd...........................  1,700     89,544
     Suzuken Co., Ltd....................................... 12,870    651,420
     Suzuki Co., Ltd........................................  6,500     43,776
     Suzuki Motor Corp...................................... 24,300  1,211,761
     SWCC Showa Holdings Co., Ltd........................... 14,200     88,341
     Sysmex Corp............................................  5,300    371,739
     System Information Co., Ltd............................  1,400     19,045
     System Research Co., Ltd...............................    300     10,043
     Systemsoft Corp........................................ 10,400      8,761
     Systena Corp........................................... 21,300    256,312
 #   Syuppin Co., Ltd.......................................  5,100     63,620
     T Hasegawa Co., Ltd....................................  8,300    147,379
     T RAD Co., Ltd.........................................  4,400    105,086
     T&D Holdings, Inc...................................... 77,900  1,245,287
     T&K Toka Co., Ltd......................................  6,100     58,352
     Tachibana Eletech Co., Ltd.............................  6,180     93,818
     Tachikawa Corp.........................................  3,600     36,137
     Tachi-S Co., Ltd....................................... 11,400    160,677
     Tadano, Ltd............................................ 24,100    258,173
     Taihei Dengyo Kaisha, Ltd..............................  5,900    139,019
     Taiheiyo Cement Corp................................... 29,900    879,858
     Taiheiyo Kouhatsu, Inc.................................  4,300     34,577
     Taiho Kogyo Co., Ltd...................................  7,500     67,631
     Taikisha, Ltd..........................................  5,600    158,024
     Taiko Bank, Ltd. (The).................................  1,000     18,184
     Taisei Corp............................................ 50,400  2,155,531
     Taisei Lamick Co., Ltd.................................  1,700     47,996
     Taisei Oncho Co., Ltd..................................  1,400     25,612
     Taisho Pharmaceutical Holdings Co., Ltd................  2,100    223,916
     Taiyo Holdings Co., Ltd................................  5,000    178,646
     Taiyo Nippon Sanso Corp................................ 33,900    544,850
 #   Taiyo Yuden Co., Ltd................................... 48,900    984,713
 #   Takachiho Koheki Co., Ltd..............................  2,500     23,206
     Takamatsu Construction Group Co., Ltd..................  4,300    109,945
     Takamatsu Machinery Co., Ltd...........................  1,100      9,747
     Takano Co., Ltd........................................  5,000     38,792
     Takaoka Toko Co., Ltd..................................  4,200     60,303
     Takara Holdings, Inc...................................  7,500    105,215
 #   Takara Leben Co., Ltd.................................. 56,100    161,628
     Takara Printing Co., Ltd...............................  1,000     15,752
     Takara Standard Co., Ltd............................... 14,400    222,345
     Takasago International Corp............................  5,500    175,337
     Takasago Thermal Engineering Co., Ltd.................. 13,400    228,974
     Takashima & Co., Ltd...................................  1,700     29,355
     Takashimaya Co., Ltd................................... 35,000    550,819
     Take And Give Needs Co., Ltd...........................  6,700    105,105
     TAKEBISHI Corp.........................................  2,100     29,179
 #   Takeda Pharmaceutical Co., Ltd......................... 75,500  3,130,194
     Takeei Corp............................................  9,800     62,263
     Takemoto Yohki Co., Ltd................................  1,900     45,260
     Takeuchi Manufacturing Co., Ltd........................ 17,600    364,005
 #   Takihyo Co., Ltd.......................................  1,200     20,896
     Takisawa Machine Tool Co., Ltd.........................  2,200     30,567
     Takuma Co., Ltd........................................ 20,700    263,850

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Tama Home Co., Ltd.....................................  10,100 $  103,855
     Tamron Co., Ltd........................................   4,200     74,949
     Tamura Corp............................................  30,000    153,376
     TANABE ENGINEERING Corp................................   1,500     10,749
     Tanseisha Co., Ltd.....................................  17,450    177,661
 #   Tateru, Inc............................................   6,600     27,699
     Tatsuta Electric Wire and Cable Co., Ltd...............  16,300     72,055
     Tayca Corp.............................................   6,000    126,163
 #   Tazmo Co., Ltd.........................................   3,900     34,426
     Tbk Co., Ltd...........................................   7,400     30,192
     TDC Soft, Inc..........................................   2,400     22,120
     TDK Corp...............................................  12,600  1,086,499
     Tear Corp..............................................   3,400     24,181
     TechMatrix Corp........................................   7,000    128,736
     Techno Ryowa, Ltd......................................   1,900     14,474
 #   Techno Smart Corp......................................     800      5,533
     TechnoPro Holdings, Inc................................  11,500    599,113
     Tecnos Japan, Inc......................................   3,200     24,779
     Teijin, Ltd............................................ 121,400  2,104,675
     Teikoku Electric Manufacturing Co., Ltd................   5,100     73,243
     Teikoku Sen-I Co., Ltd.................................   4,500     98,806
     Teikoku Tsushin Kogyo Co., Ltd.........................   3,200     34,307
     Tekken Corp............................................   4,300    107,359
     Tenma Corp.............................................   5,600     97,304
     Tenox Corp.............................................   1,200      9,778
 #   Tenpos Holdings Co., Ltd...............................   1,100     20,436
 *   Tera Probe, Inc........................................   1,400     11,351
     Teraoka Seisakusho Co., Ltd............................   1,600      7,847
     Terasaki Electric Co., Ltd.............................   1,100     10,612
     Terumo Corp............................................   9,100    491,235
     T-Gaia Corp............................................   5,800    131,315
     THK Co., Ltd...........................................  20,000    441,707
     Tigers Polymer Corp....................................   4,400     26,995
     TIS, Inc...............................................  17,900    799,541
     TKC Corp...............................................   5,200    197,768
     Toa Corp. (6894434)....................................   6,700     71,816
     Toa Corp. (6894508)....................................   6,900    115,518
 #   Toa Oil Co., Ltd.......................................   4,100     94,910
     TOA ROAD Corp..........................................   1,500     47,935
     Toagosei Co., Ltd......................................  44,600    457,964
     Toba, Inc..............................................     400     10,210
     Tobishima Corp.........................................  10,510    160,231
     Tobu Railway Co., Ltd..................................  10,600    294,814
     TOC Co., Ltd...........................................  14,700    100,144
     Tocalo Co., Ltd........................................  37,300    324,591
     Tochigi Bank, Ltd. (The)...............................   6,000     17,452
     Toda Corp..............................................  76,000    511,418
     Toda Kogyo Corp........................................   1,400     33,067
     Toei Animation Co., Ltd................................   4,700    158,618
     Toei Co., Ltd..........................................   2,500    272,967
     Toell Co., Ltd.........................................   1,900     14,309
     Toenec Corp............................................   2,800     80,889
 #   Togami Electric Manufacturing Co., Ltd.................     999     12,790
     Toho Bank, Ltd. (The)..................................  74,100    263,027
     Toho Co., Ltd..........................................   7,900    257,741
 #   Toho Co., Ltd..........................................   1,600     31,701
     Toho Gas Co., Ltd......................................   9,400    323,662
     Toho Holdings Co., Ltd.................................  22,200    581,575
     Toho Titanium Co., Ltd.................................  16,000    162,654

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Toho Zinc Co., Ltd.....................................   6,500 $  207,750
 #   Tohoku Bank, Ltd. (The)................................   3,000     33,697
     Tohoku Electric Power Co., Inc.........................  23,300    294,386
     Tohoku Steel Co., Ltd..................................   1,200     14,045
 #   Tokai Carbon Co., Ltd..................................  21,300    333,491
     Tokai Corp.............................................   5,200    104,742
     TOKAI Holdings Corp....................................  50,900    425,285
     Tokai Rika Co., Ltd....................................  36,000    656,427
     Tokai Tokyo Financial Holdings, Inc....................  49,500    255,534
     Token Corp.............................................   4,500    291,502
     Tokio Marine Holdings, Inc.............................  43,500  2,049,377
     Tokio Marine Holdings, Inc., ADR.......................     880     41,646
     Tokushu Tokai Paper Co., Ltd...........................   3,200    123,493
     Tokuyama Corp..........................................  34,800    778,188
 *   Tokyo Base Co., Ltd....................................   5,400     30,262
     Tokyo Broadcasting System Holdings, Inc................   6,700    124,061
     Tokyo Century Corp.....................................  13,300    713,857
     Tokyo Dome Corp........................................  36,200    318,634
 *   Tokyo Electric Power Co. Holdings, Inc.................  74,300    380,280
     Tokyo Electron Device, Ltd.............................   2,600     46,149
     Tokyo Electron, Ltd....................................   6,000    809,692
     Tokyo Energy & Systems, Inc............................   8,000     69,490
     Tokyo Gas Co., Ltd.....................................  21,000    516,451
     Tokyo Individualized Educational Institute, Inc........   6,100     78,902
     Tokyo Keiki, Inc.......................................   6,600     61,672
     Tokyo Kiraboshi Financial Group, Inc...................  10,700    172,853
     Tokyo Ohka Kogyo Co., Ltd..............................   8,700    233,010
     Tokyo Printing Ink Manufacturing Co., Ltd..............     500     11,552
     Tokyo Rakutenchi Co., Ltd..............................     700     30,508
 #   Tokyo Rope Manufacturing Co., Ltd......................   5,600     57,428
     Tokyo Sangyo Co., Ltd..................................   7,700     42,351
     Tokyo Seimitsu Co., Ltd................................  10,600    254,899
     Tokyo Steel Manufacturing Co., Ltd.....................  28,300    223,134
     Tokyo Tatemono Co., Ltd................................  52,100    560,343
     Tokyo Tekko Co., Ltd...................................     600      7,787
 #   Tokyo Theatres Co., Inc................................   2,800     33,367
     Tokyotokeiba Co., Ltd..................................   4,300    152,054
     Tokyu Construction Co., Ltd............................  48,500    438,717
     Tokyu Corp.............................................  28,100    464,225
     Tokyu Fudosan Holdings Corp............................ 250,000  1,408,585
     Tokyu Recreation Co., Ltd..............................   1,000     43,578
     Toli Corp..............................................  17,400     45,463
     Tomato Bank, Ltd.......................................   1,900     23,096
     Tomen Devices Corp.....................................     800     18,032
     Tomoe Corp.............................................   9,200     35,821
 #   Tomoe Engineering Co., Ltd.............................   3,200     62,006
     Tomoegawa Co., Ltd.....................................   1,600     17,647
     Tomoku Co., Ltd........................................   4,500     77,556
     TOMONY Holdings, Inc...................................  53,800    208,517
     Tomy Co., Ltd..........................................  49,900    580,477
     Tonami Holdings Co., Ltd...............................   2,000    110,994
     Topcon Corp............................................  33,200    482,391
     Toppan Forms Co., Ltd..................................  19,500    177,261
     Toppan Printing Co., Ltd...............................  37,500    530,153
     Topre Corp.............................................  19,500    405,790
     Topy Industries, Ltd...................................   6,000    161,704
     Toray Industries, Inc.................................. 189,400  1,343,469
     Torex Semiconductor, Ltd...............................   2,800     35,550
 #   Toridoll Holdings Corp.................................  13,000    220,190

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Torigoe Co., Ltd. (The)................................   3,600 $    30,666
    Torii Pharmaceutical Co., Ltd..........................   5,300     116,944
#   Torikizoku Co., Ltd....................................   1,700      31,075
    Torishima Pump Manufacturing Co., Ltd..................   6,300      51,854
    Tosei Corp.............................................  17,600     160,876
*   Toshiba Corp...........................................  16,300     488,553
    Toshiba Machine Co., Ltd...............................   6,600     124,987
    Toshiba Plant Systems & Services Corp..................   3,100      63,365
    Toshiba TEC Corp.......................................  15,700     468,339
    Tosho Co., Ltd.........................................   4,400     170,944
#   Tosho Printing Co., Ltd................................   7,400      59,553
    Tosoh Corp.............................................  76,000   1,000,600
#   Totech Corp............................................   1,300      36,196
    Totetsu Kogyo Co., Ltd.................................   8,800     217,196
    TOTO, Ltd..............................................  11,999     429,279
    Totoku Electric Co., Ltd...............................   1,400      24,495
    Tottori Bank, Ltd. (The)...............................   3,000      42,945
    Toukei Computer Co., Ltd...............................     500      13,867
    Tow Co., Ltd...........................................   6,900      50,161
    Towa Bank, Ltd. (The)..................................  11,800      96,092
#   Towa Corp..............................................   8,500      62,120
    Towa Pharmaceutical Co., Ltd...........................   5,100     392,037
    Toyo Construction Co., Ltd.............................  45,200     185,100
    Toyo Corp..............................................   8,000      63,401
#   Toyo Denki Seizo K.K...................................   3,000      42,573
#*  Toyo Engineering Corp..................................  11,400      91,888
    Toyo Gosei Co., Ltd....................................   1,700      16,253
    Toyo Ink SC Holdings Co., Ltd..........................  13,800     320,232
    Toyo Kanetsu K.K.......................................   2,900      65,049
    Toyo Logistics Co., Ltd................................   3,600       9,928
    Toyo Machinery & Metal Co., Ltd........................   6,400      35,075
    Toyo Securities Co., Ltd...............................  22,000      43,548
    Toyo Seikan Group Holdings, Ltd........................  36,200     738,545
    Toyo Suisan Kaisha, Ltd................................  17,100     587,805
    Toyo Tanso Co., Ltd....................................   3,800      99,008
    Toyo Tire & Rubber Co., Ltd............................  59,300     989,215
    Toyo Wharf & Warehouse Co., Ltd........................   2,300      31,769
    Toyobo Co., Ltd........................................  37,300     530,161
    Toyoda Gosei Co., Ltd..................................  45,700     985,642
    Toyota Boshoku Corp....................................  32,500     542,027
    Toyota Industries Corp.................................  10,200     501,046
    Toyota Motor Corp., Sponsored ADR......................  10,100   1,182,205
#   Toyota Motor Corp...................................... 280,688  16,442,964
    Toyota Tsusho Corp.....................................  35,000   1,263,101
    TPR Co., Ltd...........................................  13,000     316,633
    Trancom Co., Ltd.......................................   4,500     257,662
    Transaction Co., Ltd...................................   2,000      15,194
    Trend Micro, Inc.......................................   5,400     310,855
    Tri Chemical Laboratories, Inc.........................   1,700      69,136
#   Trinity Industrial Corp................................   2,000      10,769
    Trusco Nakayama Corp...................................  12,400     312,874
    Trust Tech, Inc........................................   2,500      76,112
    TS Tech Co., Ltd.......................................  19,300     555,455
    TSI Holdings Co., Ltd..................................  27,900     190,238
    Tsubaki Nakashima Co., Ltd.............................  21,500     395,403
    Tsubakimoto Chain Co...................................  10,600     407,002
    Tsubakimoto Kogyo Co., Ltd.............................   1,000      28,143
#*  Tsudakoma Corp.........................................   1,400      25,683
    Tsugami Corp...........................................  25,400     227,681

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Tsukada Global Holdings, Inc...........................  9,500 $   50,736
     Tsukishima Kikai Co., Ltd..............................  8,500    100,349
     Tsukuba Bank, Ltd...................................... 23,600     52,854
     Tsukui Corp............................................ 32,700    280,714
     Tsumura & Co........................................... 14,100    438,552
     Tsuruha Holdings, Inc..................................  2,000    208,740
     Tsurumi Manufacturing Co., Ltd.........................  6,100    108,834
     Tsutsumi Jewelry Co., Ltd..............................  2,700     53,048
     Tsuzuki Denki Co., Ltd.................................  1,500     13,332
     TV Asahi Holdings Corp.................................  8,100    151,218
     Tv Tokyo Holdings Corp.................................  4,800    110,631
 #   TYK Corp...............................................  8,500     32,339
     UACJ Corp.............................................. 20,400    444,685
     Ube Industries, Ltd.................................... 68,700  1,496,469
     UKC Holdings Corp......................................  4,400     85,765
     Ulvac, Inc............................................. 24,200    788,130
     UMC Electronics Co., Ltd...............................  2,600     48,377
     Umenohana Co., Ltd.....................................    500     11,697
     Unicharm Corp.......................................... 13,800    374,376
 #   Uniden Holdings Corp...................................  2,500     56,507
 #   UNIMAT Retirement Community Co., Ltd...................  2,400     38,045
     Union Tool Co..........................................  1,900     65,445
     Unipres Corp........................................... 22,900    409,635
     United Arrows, Ltd.....................................  7,300    274,497
     United Super Markets Holdings, Inc..................... 21,000    230,167
 #   UNITED, Inc............................................  5,100    106,956
 *   Unitika, Ltd........................................... 17,200     87,734
 #*  Universal Entertainment Corp...........................  2,000     60,631
 #   Unizo Holdings Co., Ltd................................  9,200    173,304
 #   Urbanet Corp. Co., Ltd.................................  6,200     18,416
 *   U-Shin, Ltd............................................ 14,500     97,783
     Ushio, Inc............................................. 38,800    468,141
     USS Co., Ltd........................................... 12,000    216,382
 *   UT Group Co., Ltd......................................  7,800    235,267
     Utoc Corp..............................................  3,100     14,955
 #*  Uzabase, Inc...........................................  1,900     40,862
     V Technology Co., Ltd..................................  1,500    193,529
     Valor Holdings Co., Ltd................................ 20,000    429,252
     Valqua, Ltd............................................  7,600    185,167
 #   ValueCommerce Co., Ltd.................................  5,400     76,318
 #*  V-Cube, Inc............................................  2,200     10,060
     Vector, Inc............................................  8,100    138,640
     VeriServe Corp.........................................  1,100     60,701
 #   Vertex Corp............................................  2,540     27,396
 *   VIA Holdings, Inc......................................  7,400     46,900
     Village Vanguard Co., Ltd..............................  3,100     29,140
 *   Vision, Inc............................................  1,900     65,121
 #*  Visionary Holdings Co., Ltd............................ 36,500     33,448
 #   Vital KSK Holdings, Inc................................ 14,500    151,062
     Vitec Holdings Co., Ltd................................  4,100     79,513
     Voyage Group, Inc......................................  4,500     53,270
     VT Holdings Co., Ltd................................... 45,400    189,432
     Wacoal Holdings Corp................................... 14,400    397,021
     Wacom Co., Ltd......................................... 22,700    105,574
     Wakachiku Construction Co., Ltd........................  4,500     59,233
     Wakita & Co., Ltd...................................... 14,600    157,352
     Warabeya Nichiyo Holdings Co., Ltd.....................  5,700     92,660
     Waseda Academy Co., Ltd................................    700     12,409
     Watahan & Co., Ltd.....................................  4,300     92,414

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     WATAMI Co., Ltd........................................  5,500 $   62,991
     Watts Co., Ltd.........................................  1,100      8,530
     Wavelock Holdings Co., Ltd.............................  2,200     16,344
     WDB Holdings Co., Ltd..................................  2,700     75,368
     Weathernews, Inc.......................................  1,500     44,181
     Welcia Holdings Co., Ltd...............................  4,600    234,677
     West Holdings Corp.....................................  8,900     89,815
     West Japan Railway Co..................................  4,900    329,562
 #   Will Group, Inc........................................  6,900     59,021
     WIN-Partners Co., Ltd..................................  5,300     53,394
 #   WirelessGate, Inc......................................  3,800     19,068
     Wood One Co., Ltd......................................  3,200     34,869
     World Holdings Co., Ltd................................  2,100     50,793
     Wowow, Inc.............................................  3,000     87,230
     Xebio Holdings Co., Ltd................................  9,900    137,216
 #   YAC Holdings Co., Ltd..................................  2,400     16,766
     Yachiyo Industry Co., Ltd..............................  2,600     20,702
     Yagi & Co., Ltd........................................  1,400     21,140
     Yahagi Construction Co., Ltd...........................  8,500     61,074
     Yahoo Japan Corp....................................... 74,700    233,049
     Yaizu Suisankagaku Industry Co., Ltd...................  1,500     13,333
     Yakult Honsha Co., Ltd.................................  3,500    247,840
     Yakuodo Co., Ltd.......................................  3,300    102,019
     YAMABIKO Corp.......................................... 14,000    150,426
     YAMADA Consulting Group Co., Ltd.......................  4,000     92,650
 #   Yamada Denki Co., Ltd.................................. 74,188    349,822
     Yamagata Bank, Ltd. (The).............................. 10,100    205,105
     Yamaguchi Financial Group, Inc......................... 48,000    505,400
     Yamaha Corp............................................  2,500    109,861
     Yamaha Motor Co., Ltd.................................. 75,200  1,778,465
     Yamaichi Electronics Co., Ltd.......................... 11,600    128,031
     YA-MAN, Ltd............................................  8,700    140,285
     Yamanashi Chuo Bank, Ltd. (The)........................ 11,800    168,602
 #   Yamashina Corp......................................... 25,000     18,263
     Yamatane Corp..........................................  3,200     52,877
     Yamato Corp............................................  4,600     26,610
     Yamato Holdings Co., Ltd...............................  1,000     27,338
     Yamato International, Inc..............................  2,300      9,501
     Yamato Kogyo Co., Ltd..................................  9,900    260,903
     Yamaura Corp...........................................  2,400     18,394
     Yamaya Corp............................................  1,800     41,994
     Yamazaki Baking Co., Ltd............................... 49,000    883,232
     Yamazawa Co., Ltd......................................  1,300     19,218
     Yamazen Corp........................................... 15,500    169,646
     Yaoko Co., Ltd.........................................  8,800    481,296
     Yashima Denki Co., Ltd.................................  3,000     22,395
     Yaskawa Electric Corp.................................. 27,200    786,180
     Yasuda Logistics Corp..................................  6,700     51,539
 #   Yasunaga Corp..........................................  4,500     69,477
     Yellow Hat, Ltd........................................  4,200    103,272
     Yodogawa Steel Works, Ltd..............................  7,500    162,803
     Yokogawa Bridge Holdings Corp.......................... 11,700    189,807
     Yokogawa Electric Corp................................. 41,800    820,704
     Yokohama Reito Co., Ltd................................ 14,000    111,036
     Yokohama Rubber Co., Ltd. (The)........................ 83,400  1,615,575
 #   Yokowo Co., Ltd........................................  6,300     69,930
     Yomeishu Seizo Co., Ltd................................  2,100     44,387
     Yomiuri Land Co., Ltd..................................  1,699     64,402
     Yondenko Corp..........................................  1,200     27,305

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
JAPAN -- (Continued)
    Yondoshi Holdings, Inc.................................     4,600 $     97,628
    Yorozu Corp............................................     9,900      139,576
    Yoshinoya Holdings Co., Ltd............................     7,000      115,056
    Yossix Co., Ltd........................................       700       16,257
    Yotai Refractories Co., Ltd............................     7,200       49,995
    Yuasa Trading Co., Ltd.................................     6,300      206,669
    Yuken Kogyo Co., Ltd...................................     1,100       20,580
#   Yume No Machi Souzou Iinkai Co., Ltd...................     6,100      127,420
    Yumeshin Holdings Co., Ltd.............................    12,600      107,698
    Yurtec Corp............................................    15,000      113,012
    Yushiro Chemical Industry Co., Ltd.....................     3,700       46,490
    Zaoh Co., Ltd..........................................     1,100       13,903
    Zenitaka Corp. (The)...................................     1,000       49,342
    Zenkoku Hosho Co., Ltd.................................     6,200      224,777
    Zenrin Co., Ltd........................................    11,100      276,187
#   Zensho Holdings Co., Ltd...............................    16,000      310,318
    Zeon Corp..............................................    90,900      877,897
*   ZIGExN Co., Ltd........................................    15,800       97,602
    Zojirushi Corp.........................................     1,500       16,384
    ZOZO, Inc..............................................    15,000      359,910
#   Zuiko Corp.............................................     1,100       29,484
    Zuken, Inc.............................................     3,700       55,064
                                                                      ------------
TOTAL JAPAN................................................            564,287,302
                                                                      ------------
MALAYSIA -- (0.6%)
#   7-Eleven Malaysia Holdings Bhd, Class B................    96,583       31,683
    Aeon Co. M Bhd.........................................   216,700       87,523
    AEON Credit Service M Bhd..............................    46,249      167,066
    AFFIN Bank Bhd.........................................   115,800       62,573
    AirAsia Group Bhd......................................   909,500      571,434
#*  AirAsia X Bhd..........................................   882,200       48,598
    Ajinomoto Malaysia Bhd.................................     8,000       35,192
    Alliance Bank Malaysia Bhd.............................   373,600      353,841
    AMMB Holdings Bhd......................................   371,300      337,477
    Ann Joo Resources Bhd..................................    70,900       24,760
    Astro Malaysia Holdings Bhd............................   138,200       44,644
#   Axiata Group Bhd.......................................   420,055      342,578
    Batu Kawan Bhd.........................................     2,600       10,486
#*  Berjaya Assets Bhd.....................................   176,800       11,885
*   Berjaya Corp. Bhd...................................... 1,139,136       76,287
#   Berjaya Food Bhd.......................................    35,000       11,535
    Berjaya Sports Toto Bhd................................   346,206      173,823
*   Bermaz Auto Bhd........................................   190,800       86,660
    BIMB Holdings Bhd......................................   127,700      111,784
    Boustead Holdings Bhd..................................   152,600       57,248
    Boustead Plantations Bhd...............................   196,420       44,387
    British American Tobacco Malaysia Bhd..................    20,000      148,584
*   Bumi Armada Bhd........................................   810,800       78,403
#   Bursa Malaysia Bhd.....................................   163,650      286,516
    CAB Cakaran Corp. Bhd..................................   180,900       30,710
    Cahya Mata Sarawak Bhd.................................   136,600       94,778
    Carlsberg Brewery Malaysia Bhd, Class B................    40,300      171,544
    CB Industrial Product Holding Bhd......................    88,300       22,835
    CCM Duopharma Biotech Bhd..............................    51,619       13,071
    CIMB Group Holdings Bhd................................   370,430      506,854
    CJ Century Logistics Holdings Bhd, Class B.............    80,400        9,131
    Coastal Contracts Bhd..................................    22,700        4,941
    Cypark Resources Bhd...................................    35,200       21,398
    D&O Green Technologies Bhd.............................   241,100       48,755

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 MALAYSIA -- (Continued)
     Dagang NeXchange Bhd................................... 236,200 $   20,934
     Datasonic Group Bhd.................................... 257,500     22,167
 *   Dayang Enterprise Holdings Bhd.........................  39,800      5,075
     Dialog Group Bhd....................................... 131,400    106,429
 #   DiGi.Com Bhd........................................... 139,200    143,430
     DRB-Hicom Bhd.......................................... 270,000    121,475
     Dutch Lady Milk Industries Bhd.........................   4,500     68,797
 #   Eastern & Oriental Bhd................................. 240,974     68,121
 *   Eco World Development Group Bhd........................ 443,900    106,157
 #   Econpile Holdings Bhd.................................. 354,800     56,515
     Ekovest BHD............................................ 333,800     39,160
     Engtex Group Bhd.......................................  99,700     21,338
     Evergreen Fibreboard Bhd...............................  78,450      8,725
 #   FGV Holdings Bhd....................................... 890,600    298,236
     Fraser & Neave Holdings Bhd............................  13,800    111,155
     Frontken Corp. Bhd..................................... 331,900     66,075
     Gabungan AQRS Bhd......................................  50,500     11,130
     Gadang Holdings Bhd.................................... 148,150     21,796
     Gamuda Bhd............................................. 283,300    162,082
     Gas Malaysia Bhd.......................................  64,000     43,574
     Genting Bhd............................................ 663,300  1,164,049
     Genting Malaysia Bhd................................... 234,200    251,546
 #   Genting Plantations Bhd................................  26,200     60,490
 #   George Kent Malaysia Bhd............................... 206,750     53,934
 #   Globetronics Technology Bhd............................ 122,966     65,066
     Hai-O Enterprise Bhd...................................  49,800     40,954
 #   HAP Seng Consolidated Bhd..............................  63,700    149,905
     Hartalega Holdings Bhd................................. 128,000    191,505
     Heineken Malaysia Bhd..................................  36,100    155,315
 #   Hengyuan Refining Co. Bhd..............................  55,100     77,288
     HeveaBoard Bhd......................................... 130,500     25,447
 *   Hiap Teck Venture Bhd.................................. 299,100     24,285
 #*  Hibiscus Petroleum Bhd................................. 181,200     48,322
     Hong Leong Bank Bhd....................................  17,780     88,046
     Hong Leong Financial Group Bhd.........................  42,578    187,202
     Hong Leong Industries Bhd..............................  19,300     48,707
 #   HSS Engineers Bhd......................................  70,500     14,430
     IHH Healthcare Bhd.....................................  84,700    101,234
 #   IJM Corp. Bhd.......................................... 660,000    257,285
 #   Inari Amertron Bhd..................................... 651,525    306,033
     Insas Bhd.............................................. 185,000     30,961
     IOI Corp. Bhd.......................................... 168,900    181,664
     IOI Properties Group Bhd............................... 379,625    118,865
 *   Iris Corp. Bhd......................................... 499,300     17,317
 *   Iskandar Waterfront City Bhd........................... 133,400     15,954
 #*  JAKS Resources Bhd.....................................  59,200     12,897
     Jaya Tiasa Holdings Bhd................................ 117,200     14,995
     JCY International Bhd.................................. 290,600     17,372
     Karex Bhd..............................................  48,450      7,183
     Kerjaya Prospek Group Bhd.............................. 104,940     29,361
     Kesm Industries Bhd....................................   7,900     19,288
 #*  KNM Group Bhd.......................................... 580,320     18,711
     Kossan Rubber Industries............................... 167,800    165,959
     KPJ Healthcare Bhd..................................... 463,600    115,261
 *   KSL Holdings Bhd....................................... 135,319     22,951
     Kuala Lumpur Kepong Bhd................................  22,100    131,602
     Kumpulan Perangsang Selangor Bhd.......................  43,400     12,989
 *   Lafarge Malaysia Bhd...................................  55,000     28,268
     Land & General Bhd..................................... 399,300     14,761

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  MALAYSIA -- (Continued)
      LBS Bina Group Bhd..................................... 255,180 $ 41,546
      Lii Hen Industries Bhd.................................  74,300   51,333
      Lingkaran Trans Kota Holdings Bhd......................  42,500   39,877
  *   Lion Industries Corp. Bhd..............................  95,700   16,256
      LPI Capital Bhd........................................  40,440  158,260
      Magni-Tech Industries Bhd..............................  62,700   66,714
      Magnum Bhd............................................. 171,800   74,405
      Mah Sing Group Bhd..................................... 450,875  103,489
      Malakoff Corp. Bhd..................................... 230,500   47,415
      Malayan Banking Bhd.................................... 175,829  399,086
      Malayan Flour Mills Bhd................................ 121,400   29,623
  *   Malayan United Industries Bhd.......................... 518,500   19,874
      Malaysia Airports Holdings Bhd......................... 136,800  271,916
  #   Malaysia Building Society Bhd.......................... 496,535  111,770
  #   Malaysia Marine and Heavy Engineering Holdings Bhd.....  61,800    8,708
      Malaysian Pacific Industries Bhd.......................  43,200  112,132
  #   Malaysian Resources Corp. Bhd.......................... 467,100   81,678
  #   Malton Bhd.............................................  92,900   11,015
      Matrix Concepts Holdings Bhd........................... 158,966   70,266
      Maxis Bhd..............................................  62,600   78,271
      MBM Resources BHD......................................  26,700   12,703
  *   Media Prima Bhd........................................ 204,800   19,835
      Mega First Corp. Bhd...................................  61,400   44,497
      MISC Bhd............................................... 151,500  220,556
      Mitrajaya Holdings Bhd................................. 128,048   10,278
      MKH Bhd................................................ 100,700   29,805
      MMC Corp. Bhd.......................................... 137,400   35,187
  *   MNRB Holdings Bhd......................................  80,160   18,799
      Muda Holdings Bhd......................................  25,400    9,670
  #*  Mudajaya Group Bhd.....................................  55,800    4,199
      Muhibbah Engineering M Bhd............................. 111,200   73,686
  #*  Mulpha International Bhd...............................  39,460   17,453
      My EG Services Bhd..................................... 488,400  140,442
      Nestle Malaysia Bhd....................................   1,700   58,440
      NTPM Holdings Bhd...................................... 104,000   13,069
      OCK Group Bhd.......................................... 171,300   19,881
      Oriental Holdings BHD..................................  56,500   81,404
      OSK Holdings Bhd....................................... 270,450   58,871
      Padini Holdings Bhd.................................... 116,700  156,836
      Panasonic Manufacturing Malaysia Bhd...................   1,200   10,926
      Paramount Corp. Bhd....................................  20,800   10,204
  *   Parkson Holdings Bhd...................................  70,119    5,535
  *   Pentamaster Corp. Bhd..................................  73,100   54,946
  *   PESTECH International Bhd.............................. 154,500   49,900
      Petron Malaysia Refining & Marketing Bhd...............  37,600   65,013
      Petronas Chemicals Group Bhd........................... 109,100  243,942
      Petronas Dagangan Bhd..................................  13,400   83,398
      Petronas Gas Bhd.......................................  21,900   95,796
      PIE Industrial Bhd.....................................  20,300    7,434
      Pos Malaysia Bhd.......................................  68,000   48,120
      PPB Group Bhd..........................................  76,920  308,227
      Press Metal Aluminium Holdings Bhd..................... 361,200  418,138
      Protasco Bhd...........................................  85,895    7,198
      Public Bank Bhd........................................ 115,500  679,420
  #   QL Resources Bhd....................................... 155,350  261,891
      Ranhill Holdings Bhd...................................  74,500   17,846
      RGB International Bhd.................................. 325,257   15,219
      RHB Bank Bhd........................................... 139,657  174,716
      Sam Engineering & Equipment M Bhd......................  10,100   19,452

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
MALAYSIA -- (Continued)
*   Sapura Energy Bhd...................................... 1,734,600 $   140,484
    Sarawak Oil Palms Bhd..................................    91,800      57,062
    Scientex Bhd...........................................   101,200     207,724
    Serba Dinamik Holdings Bhd.............................   111,800     108,048
    Shangri-La Hotels Malaysia Bhd.........................    17,500      23,105
    Sime Darby Bhd.........................................   129,470      68,104
    Sime Darby Plantation Bhd..............................    98,670     124,187
    Sime Darby Property Bhd................................    98,670      23,048
*   Sino Hua-An International Bhd..........................   142,900       8,745
    SKP Resources Bhd......................................   374,700     113,830
    SP Setia Bhd Group.....................................    98,562      49,526
    Star Media Group Bhd...................................    62,900      11,509
*   Sumatec Resources Bhd..................................   822,800       5,936
*   Sunsuria Bhd...........................................    44,400       9,024
    Sunway Bhd.............................................   370,703     121,389
    Sunway Construction Group Bhd..........................    94,890      32,980
    Supermax Corp. Bhd.....................................   169,800     129,404
    Syarikat Takaful Malaysia Keluarga Bhd.................   110,800     103,078
    Ta Ann Holdings Bhd....................................   100,580      55,322
    TA Enterprise Bhd......................................   293,000      42,048
    TA Global Bhd..........................................   228,100      14,448
    Taliworks Corp. Bhd....................................    68,666      12,485
    TDM Bhd................................................   268,620      13,168
#   Telekom Malaysia Bhd...................................   144,700      82,360
    Tenaga Nasional Bhd....................................    81,700     287,187
    Thong Guan Industries Bhd..............................    14,600       7,642
    TIME dotCom Bhd........................................    36,300      67,699
*   Tiong NAM Logistics Holdings...........................    56,304      11,669
    Top Glove Corp. Bhd....................................   249,600     354,892
    Tropicana Corp. Bhd....................................    93,378      19,427
    Tune Protect Group Bhd.................................   191,000      28,522
    Uchi Technologies Bhd..................................    16,400      11,377
    UEM Edgenta Bhd........................................    74,800      45,839
    UEM Sunrise Bhd........................................   526,400      86,338
    UMW Holdings Bhd.......................................   137,700     156,483
    Unisem M Bhd...........................................   254,900     176,204
    UOA Development Bhd....................................   213,100      99,427
*   Velesto Energy Bhd..................................... 1,515,873      94,069
    ViTrox Corp. Bhd.......................................    30,600      53,535
    VS Industry Bhd........................................   733,924     280,902
*   Wah Seong Corp. Bhd....................................   116,300      24,878
    WCT Holdings Bhd.......................................   265,050      51,380
    Wellcall Holdings Bhd..................................    53,700      15,036
    Westports Holdings Bhd.................................   135,300     110,357
    Yinson Holdings Bhd....................................   232,800     247,736
    YNH Property Bhd.......................................   124,837      40,195
    YTL Corp. Bhd.......................................... 1,357,826     344,568
    YTL Power International Bhd............................   234,906      53,407
                                                                      -----------
TOTAL MALAYSIA.............................................            19,541,106
                                                                      -----------
MEXICO -- (0.7%)
    Alfa S.A.B. de C.V., Class A........................... 1,903,970   2,013,330
    Alpek S.A.B. de C.V....................................   194,769     258,404
    Alsea S.A.B. de C.V....................................   292,167     748,208
    America Movil S.A.B. de C.V............................   810,955     586,461
    America Movil S.A.B. de C.V., Sponsored ADR, Class L...    26,000     374,140
    Arca Continental S.A.B. de C.V.........................    65,518     328,989
#*  Axtel S.A.B. de C.V....................................   499,613      81,657

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                Shares    Value>>
                                                               --------- ----------
MEXICO -- (Continued)
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR...........................     5,600 $   35,168
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, Class B.......................   283,480    354,886
#   Bolsa Mexicana de Valores S.A.B. de C.V...................   198,070    298,569
*   Cemex S.A.B. de C.V....................................... 1,744,120    874,067
*   Cemex S.A.B. de C.V., Sponsored ADR.......................    40,226    202,741
#   Coca-Cola Femsa S.A.B. de C.V.............................    52,747    301,241
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR.............       800     45,592
    Consorcio ARA S.A.B. de C.V...............................   305,491     80,759
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR....     4,146     25,498
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
      Class A ................................................   107,898     66,237
    Corp. Inmobiliaria Vesta S.A.B. de C.V....................   141,655    172,595
    Credito Real S.A.B. de C.V. SOFOM ER......................    84,592     96,280
    El Puerto de Liverpool S.A.B. de C.V......................    19,894    126,337
*   Elementia S.A.B. de C.V...................................    21,051     11,918
#*  Empresas ICA S.A.B. de C.V................................    42,400        636
#   Fomento Economico Mexicano S.A.B. de C.V..................    39,903    339,897
*   Genomma Lab Internacional S.A.B. de C.V., Class B.........   418,247    266,021
#   Gentera S.A.B. de C.V.....................................   444,917    360,520
    Gruma S.A.B. de C.V., Class B.............................    64,299    672,642
*   Grupo Aeromexico S.A.B. de C.V............................   110,715    122,034
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V........    81,223    425,403
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR......     1,600    132,608
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B..    89,797    746,818
#   Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.......       500     82,510
    Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B...    18,655    307,754
    Grupo Bimbo S.A.B. de C.V.................................   181,392    339,151
    Grupo Carso S.A.B. de C.V.................................    68,490    200,582
    Grupo Cementos de Chihuahua S.A.B. de C.V.................    18,759    101,583
    Grupo Comercial Chedraui S.A. de C.V......................   120,689    213,118
    Grupo Elektra S.A.B. de C.V...............................    12,142    514,055
*   Grupo Famsa S.A.B. de C.V., Class A.......................    60,103     29,825
    Grupo Financiero Banorte S.A.B. de C.V....................   205,987  1,135,635
    Grupo Financiero Inbursa S.A.B. de C.V....................   300,213    391,205
    Grupo Herdez S.A.B. de C.V................................   141,548    262,355
*   Grupo Hotelero Santa Fe S.A.B. de C.V.....................    60,872     27,000
    Grupo Industrial Saltillo S.A.B. de C.V...................     7,630      9,165
#   Grupo Lala S.A.B. de C.V..................................    82,509     72,504
    Grupo Mexico S.A.B. de C.V................................   687,634  1,585,943
    Grupo Rotoplas S.A.B. de C.V..............................    42,322     41,253
    Grupo Sanborns S.A.B. de C.V..............................    66,549     60,510
*   Grupo Simec S.A.B. de C.V.................................    33,392     90,658
    Grupo Televisa S.A.B......................................   380,998  1,097,421
    Grupo Televisa S.A.B., Sponsored ADR......................    14,900    214,262
*   Hoteles City Express S.A.B. de C.V........................    99,087    109,754
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V ..........................................    18,300     30,360
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR..........       200      8,772
    Industrias Bachoco S.A.B. de C.V..........................    65,926    241,106
*   Industrias CH S.A.B. de C.V...............................    69,874    251,038
#   Industrias Penoles S.A.B. de C.V..........................    48,407    681,545
    Infraestructura Energetica Nova S.A.B. de C.V.............    47,449    185,024
#   Kimberly-Clark de Mexico S.A.B. de C.V., Class A..........   276,689    398,690
*   La Comer S.A.B. de C.V....................................   143,111    149,358
    Megacable Holdings S.A.B. de C.V..........................   172,973    769,015
    Mexichem S.A.B. de C.V....................................   473,286  1,237,896
#*  Minera Frisco S.A.B. de C.V., Class A1....................   129,447     40,402
    Nemak S.A.B. de C.V.......................................   357,006    257,826
    OHL Mexico S.A.B. de C.V..................................     5,854      8,049

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CONTINUED


                                                              Shares    Value>>
                                                              ------- -----------
MEXICO -- (Continued)
#   Organizacion Cultiba S.A.B. de C.V.......................  15,310 $    12,556
*   Organizacion Soriana S.A.B. de C.V., Class B.............  50,685      66,172
    Promotora y Operadora de Infraestructura S.A.B. de C.V...  46,487     422,115
    Promotora y Operadora de Infraestructura S.A.B. de C.V...   1,940      13,323
    Qualitas Controladora S.A.B. de C.V......................  54,504     109,608
    Rassini S.A.B. de C.V....................................  22,358      74,482
    Rassini S.A.B. de C.V., Class A..........................  13,987      22,275
    Regional S.A.B. de C.V................................... 114,430     563,721
#*  Telesites S.A.B. de C.V.................................. 222,620     137,869
#   TV Azteca S.A.B. de C.V.................................. 607,531      65,798
    Unifin Financiera S.A.B. de C.V. SOFOM ENR...............  53,817     100,861
    Vitro S.A.B. de C.V......................................  28,118      67,827
    Wal-Mart de Mexico S.A.B. de C.V......................... 186,983     478,106
                                                                      -----------
TOTAL MEXICO.................................................          23,429,693
                                                                      -----------
NETHERLANDS -- (1.8%)
    Aalberts Industries NV...................................  60,637   2,222,837
    ABN AMRO Group NV........................................  80,786   1,981,486
#   Accell Group NV..........................................   8,181     142,155
#   Aegon NV................................................. 259,246   1,589,863
#   Aegon NV.................................................   3,465      21,067
    Akzo Nobel NV............................................  15,537   1,304,564
#*  Altice Europe NV.........................................  16,720      39,778
*   Altice Europe NV, Class B................................   4,940      11,788
#   AMG Advanced Metallurgical Group NV......................  22,278   1,059,960
    Amsterdam Commodities NV.................................   8,642     180,944
    APERAM SA................................................  20,751     708,602
#   Arcadis NV...............................................  21,058     283,886
    ArcelorMittal............................................  87,766   2,190,023
    ASM International NV.....................................  15,051     646,117
    ASML Holding NV..........................................   4,870     838,828
    ASML Holding NV..........................................  15,262   2,630,558
    ASR Nederland NV.........................................     271      12,303
*   Basic-Fit NV.............................................   5,482     157,836
#   BE Semiconductor Industries NV...........................  42,901     917,135
#   Beter Bed Holding NV.....................................   7,231      39,476
    BinckBank NV.............................................  24,937     120,744
#   Boskalis Westminster.....................................  35,322   1,015,607
    Brunel International NV..................................   5,294      65,476
    Coca-Cola European Partners P.L.C........................  22,438   1,016,319
    Corbion NV...............................................  36,401   1,105,296
    Flow Traders.............................................   7,993     254,920
    ForFarmers NV............................................  23,206     261,347
#*  Fugro NV.................................................  31,698     407,258
*   Gemalto NV...............................................  15,142     863,623
*   Gemalto NV...............................................     691      39,415
    GrandVision NV...........................................  10,562     266,348
*   Heijmans NV..............................................   6,926      74,601
    Heineken NV..............................................  15,493   1,393,863
    Hunter Douglas NV........................................   2,176     145,050
    IMCD NV..................................................  10,389     704,503
#   ING Groep NV, Sponsored ADR..............................  38,057     449,453
    ING Groep NV............................................. 290,855   3,441,103
    Intertrust NV............................................   2,190      35,328
    KAS Bank NV..............................................   6,041      43,748
    Kendrion NV..............................................   8,173     247,176
    Koninklijke Ahold Delhaize NV, Sponsored ADR.............     876      20,063
    Koninklijke Ahold Delhaize NV............................ 182,845   4,185,410
    Koninklijke BAM Groep NV.................................  88,283     303,287

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NETHERLANDS -- (Continued)
    Koninklijke DSM NV.....................................    30,645 $ 2,675,578
    Koninklijke KPN NV..................................... 1,095,752   2,891,170
    Koninklijke Philips NV.................................    33,235   1,239,527
    Koninklijke Philips NV.................................    38,243   1,423,787
    Koninklijke Vopak NV...................................    29,677   1,342,085
*   Lucas Bols NV..........................................       799      14,288
    Nederland Apparatenfabriek.............................     2,116     102,411
    NN Group NV............................................    47,255   2,029,042
*   OCI NV.................................................    14,303     406,389
    Ordina NV..............................................    31,557      59,882
#   PostNL NV..............................................   153,346     453,049
    Randstad NV............................................    59,385   2,987,816
    SBM Offshore NV........................................    66,698   1,149,233
    SIF Holding NV.........................................     6,950     116,371
    Signify NV.............................................    35,620     877,482
#   Sligro Food Group NV...................................     8,955     396,918
    TKH Group NV...........................................    23,274   1,175,610
*   TomTom NV..............................................    34,886     291,356
#   Unilever NV............................................    43,124   2,319,209
#   Unilever NV............................................    17,252     927,036
    Van Lanschot Kempen NV.................................     5,103     124,986
#   Wessanen...............................................    37,597     393,678
    Wolters Kluwer NV......................................    37,368   2,120,056
                                                                      -----------
TOTAL NETHERLANDS..........................................            58,956,103
                                                                      -----------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.......................................   106,585     731,352
    Air New Zealand, Ltd...................................   389,826     712,739
    Auckland International Airport, Ltd....................    60,846     278,253
    CBL Corp., Ltd.........................................     5,391       4,182
    Chorus, Ltd............................................   168,930     524,178
    Contact Energy, Ltd....................................    95,412     348,857
    EBOS Group, Ltd........................................    23,370     318,543
    Fisher & Paykel Healthcare Corp., Ltd..................    80,671     717,596
#*  Fletcher Building, Ltd.................................   148,036     586,360
    Fletcher Building, Ltd.................................     2,494       9,866
#   Fonterra Co-operative Group, Ltd.......................    12,549      39,929
    Freightways, Ltd.......................................    41,390     199,433
    Genesis Energy, Ltd....................................   106,360     162,481
#   Gentrack Group, Ltd....................................    12,157      53,539
    Hallenstein Glasson Holdings, Ltd......................    15,620      60,133
    Heartland Group Holdings, Ltd..........................   114,799     125,564
    Infratil, Ltd..........................................   115,654     258,546
    Kathmandu Holdings, Ltd................................    41,737      73,221
    Mainfreight, Ltd.......................................    25,513     473,570
#   Mercury NZ, Ltd........................................    54,040     120,141
    Meridian Energy, Ltd...................................    55,750     114,365
    Metlifecare, Ltd.......................................    52,372     199,542
#   Metro Performance Glass, Ltd...........................    22,279      12,251
    New Zealand Refining Co., Ltd. (The)...................    56,509      86,916
    NZME, Ltd..............................................    54,459      23,191
    NZX, Ltd...............................................    64,157      44,083
#   Port of Tauranga, Ltd..................................    43,709     145,145
    Restaurant Brands New Zealand, Ltd.....................    53,682     300,917
    Ryman Healthcare, Ltd..................................    44,907     355,818
    Sanford, Ltd...........................................     2,704      13,158
    Scales Corp., Ltd......................................    22,288      67,303
#   Skellerup Holdings, Ltd................................    38,146      50,850
    SKY Network Television, Ltd............................   117,242     171,916

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CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
NEW ZEALAND -- (Continued)
    SKYCITY Entertainment Group, Ltd....................... 230,107 $   576,278
    Spark New Zealand, Ltd................................. 295,490     763,137
    Steel & Tube Holdings, Ltd.............................  27,815      23,281
    Summerset Group Holdings, Ltd.......................... 103,162     449,679
*   Synlait Milk, Ltd......................................  11,090      63,121
    Tilt Renewables, Ltd...................................   1,960       2,935
    Tourism Holdings, Ltd..................................  64,447     210,640
*   TOWER, Ltd.............................................  33,200      16,059
    Trade Me Group, Ltd.................................... 107,207     339,869
    Trustpower, Ltd........................................  10,678      42,624
    Turners Automotive Group, Ltd..........................   5,881      10,767
#   Vector, Ltd............................................  29,600      65,812
    Warehouse Group, Ltd. (The)............................   9,300      12,770
    Z Energy, Ltd.......................................... 107,983     430,669
                                                                    -----------
TOTAL NEW ZEALAND..........................................          10,391,579
                                                                    -----------
NORWAY -- (0.7%)
    ABG Sundal Collier Holding ASA......................... 166,954      99,987
    AF Gruppen ASA.........................................     584       8,830
*   Akastor ASA............................................  54,512     106,262
    Aker ASA, Class A......................................   5,749     436,739
    Aker BP ASA............................................  31,110   1,020,245
*   Aker Solutions ASA.....................................  43,814     288,289
    American Shipping Co. ASA..............................  15,007      62,355
*   Archer, Ltd............................................  18,467      15,269
    Atea ASA...............................................  30,358     400,142
    Austevoll Seafood ASA..................................  40,040     643,486
#*  Avance Gas Holding, Ltd................................  16,815      42,042
#*  Axactor SE.............................................  23,041      60,307
#   B2Holding ASA..........................................  35,205      59,294
    Bakkafrost P/F.........................................  12,327     692,529
    Bonheur ASA............................................   7,121      84,219
    Borregaard ASA.........................................  54,379     489,734
*   BW LPG, Ltd............................................  34,399     162,301
*   BW Offshore, Ltd.......................................  55,857     357,523
    DNB ASA................................................  72,540   1,310,537
    DNO ASA................................................ 359,035     686,314
*   DOF ASA................................................  82,284      60,671
    Entra ASA..............................................  10,642     144,000
    Equinor ASA............................................ 158,784   4,107,152
#   Equinor ASA, Sponsored ADR.............................   7,404     190,283
*   Frontline, Ltd.........................................  25,328     183,348
    Gjensidige Forsikring ASA..............................  15,951     246,812
    Grieg Seafood ASA......................................  31,665     461,642
#   Hexagon Composites ASA.................................  23,593      70,360
#   Hoegh LNG Holdings, Ltd................................   4,283      20,003
*   Kongsberg Automotive ASA............................... 161,629     151,456
    Kongsberg Gruppen ASA..................................   5,300      87,023
*   Kvaerner ASA...........................................  55,434      96,069
    Leroy Seafood Group ASA................................  68,248     629,139
    Marine Harvest ASA.....................................  40,861     989,257
#*  NEL ASA................................................ 112,671      57,631
#*  Nordic Semiconductor ASA...............................   4,318      18,381
    Norsk Hydro ASA........................................  90,419     468,893
    Norway Royal Salmon ASA................................   6,641     195,388
#*  Norwegian Air Shuttle ASA..............................  11,018     280,728
*   Norwegian Finans Holding ASA...........................  44,318     395,831
    Norwegian Property ASA.................................  30,113      36,913
#   Ocean Yield ASA........................................  33,873     256,913

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NORWAY -- (Continued)
*   Odfjell Drilling, Ltd..................................    22,923 $    83,771
    Olav Thon Eiendomsselskap ASA..........................     4,346      75,393
    Orkla ASA..............................................    25,862     223,171
*   Otello Corp. ASA.......................................    27,542      46,232
*   Petroleum Geo-Services ASA.............................   185,906     577,810
*   Prosafe SE.............................................     9,807      28,853
#*  Protector Forsikring ASA...............................    18,958      87,507
#*  REC Silicon ASA........................................   939,765      67,066
    Salmar ASA.............................................    12,528     661,300
    Sbanken ASA............................................     8,028      79,955
    Scatec Solar ASA.......................................    48,972     333,254
#   Schibsted ASA, Class A.................................     4,875     168,724
    Schibsted ASA, Class B.................................     5,484     173,535
    Selvaag Bolig ASA......................................     8,871      39,705
#*  Solstad Offshore ASA...................................     2,515         893
    SpareBank 1 SR-Bank ASA................................    42,382     471,149
    Spectrum ASA...........................................    13,977      92,237
    Stolt-Nielsen, Ltd.....................................    13,146     176,520
    Storebrand ASA.........................................    62,426     518,813
    Subsea 7 SA............................................    38,547     483,814
    Telenor ASA............................................    26,229     480,918
    TGS NOPEC Geophysical Co. ASA..........................    32,140   1,073,626
    Tomra Systems ASA......................................    29,260     724,821
    Treasure ASA...........................................    17,251      22,286
#   Veidekke ASA...........................................    55,683     581,015
*   Wallenius Wilhelmsen ASA...............................     6,093      20,936
    Wilh Wilhelmsen Holding ASA, Class A...................     3,780      76,207
#   XXL ASA................................................    17,077      87,869
    Yara International ASA.................................    10,721     460,395
                                                                      -----------
TOTAL NORWAY...............................................            24,092,072
                                                                      -----------
PERU -- (0.0%)
    Cementos Pacasmayo SAA, ADR............................     1,856      19,116
    Cia de Minas Buenaventura SAA, ADR.....................     1,300      17,992
    Credicorp, Ltd.........................................     1,928     435,169
*   Fossal SAA, ADR........................................       235         105
*   Grana y Montero SAA, Sponsored ADR.....................     5,845      18,412
                                                                      -----------
TOTAL PERU.................................................               490,794
                                                                      -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc...........................    73,140      64,342
    Aboitiz Power Corp.....................................    86,300      54,387
*   Alliance Global Group, Inc.............................   877,600     186,898
*   Apex Mining Co., Inc...................................   780,000      26,582
    Ayala Corp.............................................    37,355     643,074
    Ayala Land, Inc........................................   207,300     153,817
    Bank of the Philippine Islands.........................    67,346     103,549
    BDO Unibank, Inc.......................................   106,503     243,959
    Belle Corp............................................. 1,052,000      46,432
    Bloomberry Resorts Corp................................ 1,911,000     300,435
    Cebu Air, Inc..........................................   100,610     120,258
*   CEMEX Holdings Philippines, Inc........................   194,000       7,691
    Century Pacific Food, Inc..............................   183,300      45,792
    China Banking Corp.....................................   104,792      54,843
    Cosco Capital, Inc.....................................   803,400     101,716
    D&L Industries, Inc....................................   612,700     130,542
    DMCI Holdings, Inc..................................... 1,567,400     376,427
*   DoubleDragon Properties Corp...........................   172,200      61,914

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
PHILIPPINES -- (Continued)
    Eagle Cement Corp......................................    82,700 $   23,496
*   East West Banking Corp.................................   277,950     58,825
*   EEI Corp...............................................   105,400     17,473
    Emperador, Inc.........................................   463,900     60,379
*   Energy Development Corp................................   765,611     98,313
    Filinvest Land, Inc.................................... 3,884,000    101,691
    First Gen Corp.........................................   302,000     88,289
    First Philippine Holdings Corp.........................   115,830    137,962
*   Global Ferronickel Holdings, Inc.......................   459,882     15,636
*   Global-Estate Resorts, Inc.............................   764,000     15,066
    Globe Telecom, Inc.....................................     7,840    306,329
    GT Capital Holdings, Inc...............................    12,792    181,806
    Integrated Micro-Electronics, Inc......................   251,445     50,609
    International Container Terminal Services, Inc.........   174,250    294,892
    JG Summit Holdings, Inc................................   280,070    248,006
    Jollibee Foods Corp....................................    41,950    216,635
    Lopez Holdings Corp....................................   974,500     77,083
    LT Group, Inc..........................................   432,900    117,398
    Manila Electric Co.....................................    16,880    116,189
    Manila Water Co., Inc..................................   335,200    156,795
    Max's Group, Inc.......................................    48,700      9,795
    Megawide Construction Corp.............................   384,700    129,196
    Megaworld Corp......................................... 2,523,200    208,178
*   Melco Resorts And Entertainment Philippines Corp.......   339,000     45,429
    Metro Pacific Investments Corp......................... 1,596,500    143,408
    Metropolitan Bank & Trust Co...........................   103,680    127,198
    Nickel Asia Corp....................................... 1,050,480     49,903
    Pepsi-Cola Products Philippines, Inc...................    13,000        402
    Petron Corp............................................ 1,056,700    159,940
    Philex Mining Corp.....................................   319,400     20,765
*   Philippine National Bank...............................    74,040     54,860
    Phinma Energy Corp.....................................   261,000      4,689
    Phoenix Petroleum Philippines, Inc.....................   107,200     22,071
    Pilipinas Shell Petroleum Corp.........................   104,030     94,584
    PLDT, Inc., Sponsored ADR..............................     3,985    101,299
    PLDT, Inc..............................................     8,795    226,973
    Premium Leisure Corp...................................   952,000     13,175
    Puregold Price Club, Inc...............................   219,600    166,819
    Rizal Commercial Banking Corp..........................   104,115     56,507
    Robinsons Land Corp....................................   628,638    247,105
    Robinsons Retail Holdings, Inc.........................    91,390    129,534
    San Miguel Corp........................................   138,950    444,709
    San Miguel Food and Beverage, Inc......................    60,520     96,214
    Security Bank Corp.....................................    57,200    154,580
    Semirara Mining & Power Corp...........................   267,080    139,682
    SM Investments Corp....................................     5,075     85,553
    SM Prime Holdings, Inc.................................   178,400    112,789
    SSI Group, Inc.........................................   166,000      8,389
    Starmalls, Inc.........................................    88,000     10,446
    STI Education Systems Holdings, Inc....................   634,000      8,063
*   Travellers International Hotel Group, Inc..............   284,200     27,625
    Union Bank Of Philippines..............................    31,730     39,647
    Universal Robina Corp..................................    45,070    109,633
    Vista Land & Lifescapes, Inc........................... 1,737,000    171,629
                                                                      ----------
TOTAL PHILIPPINES..........................................            8,526,319
                                                                      ----------
POLAND -- (0.3%)
*   Alior Bank SA..........................................    34,611    519,539
    Alumetal SA............................................       710      7,986

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
POLAND -- (Continued)
    Amica SA...............................................     1,111 $    30,674
*   AmRest Holdings SE.....................................     8,880      91,710
    Asseco Poland SA.......................................    28,219     355,067
    Bank Handlowy w Warszawie SA...........................     3,234      58,984
*   Bank Millennium SA.....................................   149,913     345,099
    Bank Pekao SA..........................................     3,546      96,672
*   Boryszew SA............................................    42,569      53,057
    Budimex SA.............................................     2,085      67,334
    CCC SA.................................................     3,718     161,713
*   CD Projekt SA..........................................     8,801     362,308
#   Ciech SA...............................................    16,074     177,716
*   Cyfrowy Polsat SA......................................    83,536     480,343
    Dom Development SA.....................................     1,006      17,737
*   Enea SA................................................    80,590     168,744
*   Energa SA..............................................    32,183      65,339
#   Eurocash SA............................................    14,839      78,922
*   Fabryki Mebli Forte SA.................................     3,906      25,515
    Famur SA...............................................    80,670     117,169
*   Getin Holding SA.......................................   104,700       6,825
*   Getin Noble Bank SA....................................   175,051      24,626
    Globe Trade Centre SA..................................    35,829      75,116
    Grupa Azoty SA.........................................    13,607      91,767
    Grupa Kety SA..........................................     2,470     219,448
    Grupa Lotos SA.........................................    56,654   1,021,539
*   Impexmetal SA..........................................    41,073      33,370
    ING Bank Slaski SA.....................................     1,055      44,739
    Inter Cars SA..........................................     1,271      79,511
*   Jastrzebska Spolka Weglowa SA..........................    16,946     325,787
    Kernel Holding SA......................................    22,538     288,562
*   KGHM Polska Miedz SA...................................    51,146   1,156,310
    KRUK SA................................................     4,592     220,661
    LC Corp. SA............................................    98,398      61,521
    LPP SA.................................................       138     282,132
*   Lubelski Wegiel Bogdanka SA............................     4,699      65,867
    mBank SA...............................................     1,836     178,547
*   Netia SA...............................................    26,821      32,767
    Neuca SA...............................................       723      43,333
*   Orange Polska SA.......................................   145,669     164,632
    Pfleiderer Group SA....................................     2,466      18,238
*   PGE Polska Grupa Energetyczna SA.......................   156,412     427,978
*   PKP Cargo SA...........................................    10,554     110,683
*   Polnord SA.............................................     8,379      20,278
    Polski Koncern Naftowy Orlen S.A.......................    48,628   1,169,377
*   Polskie Gornictwo Naftowe i Gazownictwo SA.............    53,422      87,146
    Powszechna Kasa Oszczednosci Bank Polski SA............    15,930     165,440
    Powszechny Zaklad Ubezpieczen SA.......................    26,083     265,811
*   Rafako SA..............................................    16,664       8,674
    Santander Bank Polska SA...............................     3,014     267,059
    Stalexport Autostrady SA...............................    18,210      15,534
    Stalprodukt SA.........................................       471      45,280
*   Tauron Polska Energia SA...............................   402,511     186,701
#   Warsaw Stock Exchange..................................    11,383     114,541
                                                                      -----------
TOTAL POLAND...............................................            10,601,428
                                                                      -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA..........................................    29,560     259,057
*   Banco Comercial Portugues SA........................... 1,495,316     402,220
#   CTT-Correios de Portugal SA............................    40,367     154,816
    EDP - Energias de Portugal SA..........................   131,616     462,386

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 PORTUGAL -- (Continued)
     EDP Renovaveis SA......................................  52,659 $  473,071
     Galp Energia SGPS SA...................................  78,831  1,370,732
     Jeronimo Martins SGPS SA...............................  25,041    307,353
 *   Mota-Engil SGPS SA.....................................  61,175    121,151
     Navigator Co. SA (The).................................  56,751    282,454
     NOS SGPS SA............................................ 172,469    967,362
 #   REN - Redes Energeticas Nacionais SGPS SA..............  94,222    250,873
     Semapa-Sociedade de Investimento e Gestao..............  15,929    303,810
     Sonae Capital SGPS SA..................................  42,162     36,801
     Sonae SGPS SA.......................................... 324,242    323,969
 *   Teixeira Duarte SA.....................................  26,689      5,345
                                                                     ----------
 TOTAL PORTUGAL.............................................          5,721,400
                                                                     ----------
 RUSSIA -- (0.3%)
     Etalon Group P.L.C., GDR...............................  16,911     38,778
     Etalon Group P.L.C., GDR...............................  24,905     57,406
     Gazprom PJSC, Sponsored ADR............................ 204,014    964,677
     Gazprom PJSC, Sponsored ADR............................   4,797     22,546
     Globaltrans Investment P.L.C., GDR.....................   5,753     56,235
     Globaltrans Investment P.L.C., GDR.....................  11,371    111,436
 *   Lenta, Ltd., GDR.......................................  23,935     85,687
 *   Lenta, Ltd., GDR.......................................  15,300     54,775
     Lukoil PJSC, Sponsored ADR(BYZF386)....................   3,945    294,455
     Lukoil PJSC, Sponsored ADR(BYZDW2900)..................   8,682    647,320
     Magnitogorsk Iron & Steel Works PJSC, GDR..............  23,655    221,735
 *   Mail.Ru Group, Ltd., GDR...............................   1,819     48,212
 *   Mechel PJSC, Sponsored ADR.............................  12,930     35,428
     MMC Norilsk Nickel PJSC, ADR...........................   2,808     46,472
     MMC Norilsk Nickel PJSC, ADR...........................   9,222    152,682
     Novatek PJSC, GDR......................................     810    136,613
     Novatek PJSC, GDR......................................     491     83,225
     Novolipetsk Steel PJSC, GDR............................   8,327    200,507
     PhosAgro PJSC, GDR.....................................   8,187    106,977
     Ros Agro P.L.C., GDR...................................   2,407     24,259
     Ros Agro P.L.C., GDR...................................   1,362     13,729
     Rosneft Oil Co. PJSC, GDR..............................  64,021    450,068
     Rosneft Oil Co. PJSC, GDR..............................  21,859    153,150
     Rostelecom PJSC, Sponsored ADR.........................   8,040     51,044
     RusHydro PJSC, ADR..................................... 131,916    103,070
     Sberbank of Russia PJSC, Sponsored ADR.................  99,013  1,165,029
     Sberbank of Russia PJSC, Sponsored ADR.................  59,507    695,637
     Severstal PJSC, GDR....................................   6,022     93,479
     Severstal PJSC, GDR....................................  12,397    192,277
     Tatneft PJSC, Sponsored ADR............................   6,360    446,415
     Tatneft PJSC, Sponsored ADR............................     594     42,174
     TMK PJSC, GDR..........................................  21,049     79,986
     TMK PJSC, GDR..........................................   5,570     21,096
     VEON, Ltd., ADR........................................  90,968    255,620
     VTB Bank PJSC, GDR.....................................  67,339     84,775
     VTB Bank PJSC, GDR..................................... 262,918    331,277
     X5 Retail Group NV, GDR................................   6,435    151,073
     X5 Retail Group NV, GDR................................  17,380    408,430
                                                                     ----------
 TOTAL RUSSIA...............................................          8,127,754
                                                                     ----------
 SINGAPORE -- (0.8%)
     Accordia Golf Trust.................................... 217,100     77,589
     AEM Holdings, Ltd......................................  39,100     22,685
     Ascendas India Trust................................... 160,200    124,779

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 SINGAPORE -- (Continued)
     Banyan Tree Holdings, Ltd..............................    55,400 $ 20,017
 #   Best World International, Ltd..........................    81,000  105,644
     Boustead Projects, Ltd.................................     3,600    2,119
     Boustead Singapore, Ltd................................   164,600   92,875
     BreadTalk Group, Ltd...................................    43,000   26,745
 #   Bukit Sembawang Estates, Ltd...........................    36,100  139,391
     CapitaLand, Ltd........................................   394,200  895,420
     Centurion Corp., Ltd...................................    89,000   27,016
     China Aviation Oil Singapore Corp., Ltd................    49,800   49,629
 #   China Sunsine Chemical Holdings, Ltd...................   219,500  163,439
     Chip Eng Seng Corp., Ltd...............................   196,600   95,279
     CITIC Envirotech, Ltd..................................   159,800   46,254
     City Developments, Ltd.................................    55,900  319,463
 *   Cityneon Holdings, Ltd.................................    28,800   26,882
     Civmec, Ltd............................................    80,600   29,016
     ComfortDelGro Corp., Ltd...............................   430,300  700,641
     CSE Global, Ltd........................................   110,200   35,860
     Dairy Farm International Holdings, Ltd.................    26,700  241,214
     DBS Group Holdings, Ltd................................    48,675  825,889
 *   Del Monte Pacific, Ltd.................................   160,100   20,249
     Delfi, Ltd.............................................     5,000    4,614
     Delong Holdings, Ltd...................................     3,000   14,243
     Duty Free International, Ltd...........................    42,700    6,017
 *   Dyna-Mac Holdings, Ltd.................................    38,000    3,016
 #*  Ezion Holdings, Ltd....................................   794,250   32,169
 #*  Ezra Holdings, Ltd.....................................   799,030    6,067
     Far East Orchard, Ltd..................................    40,400   36,792
     First Resources, Ltd...................................   159,000  181,315
 #   Food Empire Holdings, Ltd..............................   122,200   48,566
     Frasers Property, Ltd..................................    96,900  110,464
     Frencken Group, Ltd....................................   135,900   40,847
     Fu Yu Corp., Ltd.......................................   130,800   16,073
 *   Gallant Venture, Ltd...................................   211,200   20,193
     Genting Singapore, Ltd.................................   522,800  332,692
     Geo Energy Resources, Ltd..............................   295,000   49,128
     GL, Ltd................................................   146,700   77,453
     Golden Agri-Resources, Ltd............................. 2,100,200  387,214
     Golden Energy & Resources, Ltd.........................    62,400   10,151
     Great Eastern Holdings, Ltd............................     6,300  116,401
 #   GuocoLand, Ltd.........................................    99,800  120,381
     Halcyon Agri Corp., Ltd................................    27,000    9,350
     Hanwell Holdings, Ltd..................................    81,500   12,639
     Haw Par Corp., Ltd.....................................     3,400   31,562
     Health Management International, Ltd...................    50,531   19,721
 #*  Hi-P International, Ltd................................    69,200   38,095
     Ho Bee Land, Ltd.......................................    67,200  118,003
     Hong Fok Corp., Ltd....................................   138,400   66,442
 *   Hong Leong Asia, Ltd...................................   126,800   52,714
     Hongkong Land Holdings, Ltd............................   138,500  820,191
     Hutchison Port Holdings Trust.......................... 2,014,100  495,449
 *   Hyflux, Ltd............................................   178,500    1,785
     iFAST Corp., Ltd.......................................    30,100   25,667
     Indofood Agri Resources, Ltd...........................   154,600   22,353
     Japfa, Ltd.............................................   287,000  137,925
     Jardine Cycle & Carriage, Ltd..........................     9,933  217,538
     k1 Ventures, Ltd.......................................    68,500    4,846
     Keppel Corp., Ltd......................................   192,900  864,279
     Keppel Infrastructure Trust............................   694,500  230,812
     Keppel Telecommunications & Transportation, Ltd........    41,500   55,390

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SINGAPORE -- (Continued)
    KSH Holdings, Ltd......................................  61,200 $    23,425
    Lian Beng Group, Ltd................................... 117,700      39,560
    M1, Ltd................................................ 105,300     160,392
    Memtech International, Ltd.............................  26,900      13,433
    Metro Holdings, Ltd.................................... 204,400     158,129
#*  Midas Holdings, Ltd.................................... 408,200      21,218
*   mm2 Asia, Ltd..........................................  78,900      20,803
*   Nam Cheong, Ltd........................................ 133,000       1,056
    NSL, Ltd...............................................  15,200      12,751
    Olam International, Ltd................................ 214,700     279,223
    OUE, Ltd............................................... 133,700     135,328
    Oversea-Chinese Banking Corp., Ltd..................... 417,544   3,243,670
    Oxley Holdings, Ltd.................................... 477,392     103,809
    Pan-United Corp., Ltd..................................  35,125       7,099
    Perennial Real Estate Holdings, Ltd....................  31,200      15,666
    Q&M Dental Group Singapore, Ltd........................  79,500      29,878
    QAF, Ltd............................................... 120,400      63,887
*   Raffles Education Corp., Ltd........................... 210,860      22,865
#   Raffles Medical Group, Ltd............................. 232,012     176,195
    RHT Health Trust....................................... 235,600     125,854
    Riverstone Holdings, Ltd...............................  54,100      46,554
    SATS, Ltd.............................................. 106,700     384,009
    Sembcorp Industries, Ltd............................... 695,796   1,420,522
    Sembcorp Marine, Ltd...................................  45,100      51,950
    Sheng Siong Group, Ltd................................. 150,300     117,242
    SIIC Environment Holdings, Ltd......................... 307,000      59,797
    Sinarmas Land, Ltd..................................... 396,100      73,215
    Sing Holdings, Ltd.....................................  63,900      18,071
    Singapore Airlines, Ltd................................ 226,300   1,551,304
    Singapore Exchange, Ltd................................  58,800     290,871
    Singapore Post, Ltd.................................... 539,000     405,782
#   Singapore Press Holdings, Ltd.......................... 118,400     226,908
    Singapore Technologies Engineering, Ltd................ 124,300     318,970
    Singapore Telecommunications, Ltd...................... 158,800     362,731
    Singapore Telecommunications, Ltd...................... 116,800     265,056
#*  Sino Grandness Food Industry Group, Ltd................ 284,690      39,262
    Stamford Land Corp., Ltd...............................  26,000       9,213
    StarHub, Ltd........................................... 125,400     170,398
    Sunningdale Tech, Ltd..................................  68,200      68,201
*   Swiber Holdings, Ltd...................................  29,250         431
    Tai Sin Electric, Ltd..................................  47,100      12,956
*   Thomson Medical Group, Ltd............................. 267,200      15,074
    Tuan Sing Holdings, Ltd................................ 135,811      33,897
#   UMS Holdings, Ltd...................................... 193,500      94,589
    United Engineers, Ltd.................................. 176,400     335,163
    United Industrial Corp., Ltd...........................  38,700      78,282
    United Overseas Bank, Ltd.............................. 143,216   2,532,128
    UOB-Kay Hian Holdings, Ltd.............................  36,035      31,985
    UOL Group, Ltd......................................... 109,500     476,942
    Valuetronics Holdings, Ltd............................. 220,780     100,709
    Venture Corp., Ltd.....................................  94,900   1,050,561
#   Wheelock Properties Singapore, Ltd..................... 112,200     170,104
    Wilmar International, Ltd.............................. 177,800     406,151
    Wing Tai Holdings, Ltd................................. 188,500     262,720
*   Yongnam Holdings, Ltd.................................. 119,700      15,928
                                                                    -----------
TOTAL SINGAPORE............................................          25,078,569
                                                                    -----------
SOUTH AFRICA -- (1.9%)
    Absa Group, Ltd........................................ 243,644   2,461,849

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SOUTH AFRICA -- (Continued)
    Adcock Ingram Holdings, Ltd............................    30,156 $  117,563
*   Adcorp Holdings, Ltd...................................     8,176     11,312
    Advtech, Ltd...........................................   277,983    269,116
    AECI, Ltd..............................................    66,572    428,421
    African Oxygen, Ltd....................................    11,147     22,043
    African Rainbow Minerals, Ltd..........................    40,363    341,749
    Afrimat, Ltd...........................................    20,147     36,838
    Alexander Forbes Group Holdings, Ltd...................   243,507     85,774
*   Allied Electronics Corp., Ltd., Class A................    14,542     17,309
    Alviva Holdings, Ltd...................................    57,615     68,785
    Anglo American Platinum, Ltd...........................    12,361    402,440
    AngloGold Ashanti, Ltd.................................   166,422  1,619,798
    AngloGold Ashanti, Ltd., Sponsored ADR.................   117,913  1,109,561
*   ArcelorMittal South Africa, Ltd........................   133,813     34,531
*   Ascendis Health, Ltd...................................    53,024     27,307
    Aspen Pharmacare Holdings, Ltd.........................    45,565    481,849
    Assore, Ltd............................................    10,867    227,717
    Astral Foods, Ltd......................................    27,739    373,094
    Attacq, Ltd............................................   110,715    109,223
*   Aveng, Ltd............................................. 1,224,354      4,157
    AVI, Ltd...............................................   115,961    786,295
    Balwin Properties, Ltd.................................    27,791      6,666
    Barloworld, Ltd........................................   115,762    943,559
    Bid Corp., Ltd.........................................    37,623    704,446
    Bidvest Group, Ltd. (The)..............................   167,549  2,090,954
    Blue Label Telecoms, Ltd...............................   168,327     59,162
*   Brait SE...............................................   112,165    280,744
    Capitec Bank Holdings, Ltd.............................     6,397    429,749
    Cashbuild, Ltd.........................................    11,572    211,216
    City Lodge Hotels, Ltd.................................    14,377    127,561
    Clicks Group, Ltd......................................    47,540    605,593
    Clover Industries, Ltd.................................    49,228     54,811
    Coronation Fund Managers, Ltd..........................    70,488    234,813
*   Curro Holdings, Ltd....................................    36,512     59,318
    DataTec, Ltd...........................................   123,684    195,982
    Discovery, Ltd.........................................    59,619    639,849
    Distell Group Holdings, Ltd............................    14,257    105,427
    DRDGOLD, Ltd...........................................    67,874     17,156
    EOH Holdings, Ltd......................................    47,563    106,178
    Exxaro Resources, Ltd..................................    57,357    586,640
*   Famous Brands, Ltd.....................................    20,131    143,250
    FirstRand, Ltd.........................................   498,957  2,179,275
    Foschini Group, Ltd. (The).............................   109,589  1,199,695
    Gold Fields, Ltd.......................................    67,760    179,140
    Gold Fields, Ltd., Sponsored ADR.......................   465,777  1,238,967
*   Grindrod Shipping Holdings, Ltd........................     4,404     28,788
*   Grindrod, Ltd..........................................   176,161     79,226
*   Group Five, Ltd........................................    21,012      1,584
    Harmony Gold Mining Co., Ltd...........................    97,627    182,258
    Harmony Gold Mining Co., Ltd., Sponsored ADR...........    41,621     76,583
    Hudaco Industries, Ltd.................................    18,169    172,844
    Hulamin, Ltd...........................................    28,559      9,564
#*  Impala Platinum Holdings, Ltd..........................   227,467    417,988
    Imperial Holdings, Ltd.................................   107,775  1,195,827
    Investec, Ltd..........................................    39,260    243,728
    Invicta Holdings, Ltd..................................     8,561     19,413
    Italtile, Ltd..........................................    83,239     73,115
    JSE, Ltd...............................................    55,122    612,431
    KAP Industrial Holdings, Ltd...........................   730,619    385,913

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SOUTH AFRICA -- (Continued)
    Kumba Iron Ore, Ltd....................................    22,799 $  447,014
    Lewis Group, Ltd.......................................    34,490     73,499
    Liberty Holdings, Ltd..................................    82,113    602,330
    Life Healthcare Group Holdings, Ltd....................   529,373    879,052
    Long4Life, Ltd.........................................   128,699     39,151
    Massmart Holdings, Ltd.................................    60,522    393,071
    Merafe Resources, Ltd..................................   560,795     59,378
    Metair Investments, Ltd................................    67,467     66,386
    MiX Telematics, Ltd....................................     4,997      3,241
    MiX Telematics, Ltd., Sponsored ADR....................     4,576     70,287
*   MMI Holdings, Ltd......................................   561,793    681,235
    Mondi, Ltd.............................................    31,168    745,962
    Mpact, Ltd.............................................    66,696     94,018
    Mr. Price Group, Ltd...................................    43,058    674,168
    MTN Group, Ltd.........................................   503,636  2,924,579
    Murray & Roberts Holdings, Ltd.........................   143,603    165,248
*   Nampak, Ltd............................................   253,347    255,605
    Naspers, Ltd., Class N.................................     4,636    813,158
    Nedbank Group, Ltd.....................................    91,000  1,538,368
    NEPI Rockcastle P.L.C..................................    22,595    195,188
    Netcare, Ltd...........................................   532,616    893,997
*   Northam Platinum, Ltd..................................   103,329    272,522
    Novus Holdings, Ltd....................................     1,771        539
    Oceana Group, Ltd......................................    23,620    139,411
    Old Mutual, Ltd........................................ 1,196,611  1,804,031
    Omnia Holdings, Ltd....................................    23,064    181,718
    Peregrine Holdings, Ltd................................   153,958    213,966
    Pick n Pay Stores, Ltd.................................   160,555    742,069
    Pioneer Foods Group, Ltd...............................    42,446    233,232
*   PPC, Ltd...............................................   531,548    214,374
    PSG Group, Ltd.........................................    15,803    235,664
    PSG Konsult, Ltd.......................................    77,770     55,774
    Raubex Group, Ltd......................................    88,136    113,214
    Reunert, Ltd...........................................   109,860    593,544
#   Rhodes Food Group Pty, Ltd.............................    59,205     64,158
*   Royal Bafokeng Platinum, Ltd...........................    18,908     34,268
    Sanlam, Ltd............................................   405,269  2,040,659
    Santam, Ltd............................................    18,728    392,567
    Sappi, Ltd.............................................   290,153  1,630,238
    Sasol, Ltd.............................................    51,161  1,671,939
    Sasol, Ltd., Sponsored ADR.............................    42,458  1,380,734
    Shoprite Holdings, Ltd.................................    61,111    746,054
*   Sibanye Gold, Ltd......................................   651,390    453,172
*   Sibanye Gold, Ltd., Sponsored ADR......................    17,699     49,912
    SPAR Group, Ltd. (The).................................    94,259  1,123,917
    Spur Corp., Ltd........................................    22,560     35,990
*   Stadio Holdings, Ltd...................................    36,904      9,990
    Standard Bank Group, Ltd...............................   276,667  3,065,253
#*  Steinhoff International Holdings NV....................   237,520     28,895
*   Sun International, Ltd.................................    42,696    170,522
*   Super Group, Ltd.......................................   219,151    593,872
#   Telkom SA SOC, Ltd.....................................   172,955    629,492
    Tiger Brands, Ltd......................................    24,192    433,322
    Tongaat Hulett, Ltd....................................    46,777    180,126
    Transaction Capital, Ltd...............................   123,538    148,747
    Trencor, Ltd...........................................    63,296    130,675
    Truworths International, Ltd...........................   236,802  1,297,142
    Tsogo Sun Holdings, Ltd................................   265,361    364,000
#   Vodacom Group, Ltd.....................................    99,231    836,791

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH AFRICA -- (Continued)
    Wilson Bayly Holmes-Ovcon, Ltd.........................  31,138 $   323,018
    Woolworths Holdings, Ltd............................... 378,783   1,308,126
                                                                    -----------
TOTAL SOUTH AFRICA.........................................          60,494,716
                                                                    -----------
SOUTH KOREA -- (3.8%)
    ABco Electronics Co., Ltd..............................   2,040       9,805
*   Able C&C Co., Ltd......................................   2,668      20,779
    ABOV Semiconductor Co., Ltd............................   2,891      10,351
*   Actoz Soft Co., Ltd....................................     235       1,827
    Aekyung Petrochemical Co., Ltd.........................   9,172      66,352
    AfreecaTV Co., Ltd.....................................   2,255      68,718
*   Agabang&Company........................................   6,392      19,110
    Ahn-Gook Pharmaceutical Co., Ltd.......................   1,612      14,985
    Ahnlab, Inc............................................     779      27,860
    AJ Networks Co., Ltd...................................   6,852      27,449
#*  AJ Rent A Car Co., Ltd.................................   7,666      72,284
    AK Holdings, Inc.......................................   3,311     129,993
    ALUKO Co., Ltd.........................................  14,094      32,487
    Amorepacific Corp......................................     869     117,412
    AMOREPACIFIC Group.....................................   1,918     105,126
#*  Amotech Co., Ltd.......................................   4,455      79,699
*   APS Holdings Corp......................................   6,436      22,832
    Asia Cement Co., Ltd...................................     484      47,415
    ASIA Holdings Co., Ltd.................................     348      35,300
    Asia Paper Manufacturing Co., Ltd......................   1,806      57,587
*   Asiana Airlines, Inc...................................  59,263     190,363
    Atinum Investment Co., Ltd.............................   8,148      13,348
    AUK Corp...............................................  11,347      19,451
    Aurora World Corp......................................   2,350      16,446
    Austem Co., Ltd........................................   3,763      12,861
#   Autech Corp............................................   5,659      45,987
*   Avaco Co., Ltd.........................................   3,317      15,505
    Baiksan Co., Ltd.......................................   5,715      25,278
    BGF Co., Ltd...........................................  18,624     122,093
    BGF retail Co., Ltd....................................     174      25,741
*   BH Co., Ltd............................................   7,554     106,364
*   Binex Co., Ltd.........................................   2,004      16,819
    Binggrae Co., Ltd......................................   1,425      88,707
*   BioSmart Co., Ltd......................................   1,822       5,386
#*  Biovill Co., Ltd.......................................   5,674       9,680
    Bixolon Co., Ltd.......................................   3,329      18,329
    Bluecom Co., Ltd.......................................   5,249      18,180
    BNK Financial Group, Inc...............................  71,172     475,375
#*  Bohae Brewery Co., Ltd.................................  18,323      18,534
    BoKwang Industry Co., Ltd..............................   3,778      11,550
    Boryung Pharmaceutical Co., Ltd........................   3,965      34,224
*   Brain Contents Co., Ltd................................  25,935      18,660
*   Bubang Co., Ltd........................................   8,619      14,207
    BYC Co., Ltd...........................................      49      10,059
    Byucksan Corp..........................................  13,144      27,339
*   CammSys Corp...........................................  24,904      32,829
    Capro Corp.............................................   7,986      30,249
    Caregen Co., Ltd.......................................     131       8,177
    Cell Biotech Co., Ltd..................................   1,192      26,160
*   Celltrion Pharm, Inc...................................     399      18,769
*   Celltrion, Inc.........................................   2,186     418,217
    Changhae Ethanol Co., Ltd..............................   2,191      22,940
*   Charm Engineering Co., Ltd.............................  16,975      24,154
    Cheil Worldwide, Inc...................................   9,232     184,219

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 *   ChinHung International, Inc............................  7,063 $   10,965
     Chinyang Holdings Corp.................................  4,663      9,065
     Chong Kun Dang Pharmaceutical Corp.....................  1,771    135,329
     Chongkundang Holdings Corp.............................  1,241     61,245
 *   Chorokbaem Media Co., Ltd.............................. 15,751     21,121
     Chosun Refractories Co., Ltd...........................    254     18,195
     Chungdahm Learning, Inc................................  1,652     29,510
     CJ CGV Co., Ltd........................................  3,869    137,579
     CJ CheilJedang Corp....................................  3,908  1,114,757
     CJ Corp................................................  7,031    676,102
     CJ Freshway Corp.......................................  1,329     27,408
     CJ Hello Co., Ltd...................................... 18,251    146,235
 *   CJ Logistics Corp......................................  2,020    281,796
 *   CJ Seafood Corp........................................  3,844      7,360
     CKD Bio Corp...........................................  1,562     24,998
     Clean & Science Co., Ltd...............................  1,246     14,527
 *   CMG Pharmaceutical Co., Ltd............................  4,629     18,383
     Com2uSCorp.............................................  1,979    223,908
     Commax Co., Ltd........................................  3,301     10,731
     Cosmax BTI, Inc........................................  1,332     22,362
     Cosmax, Inc............................................  1,285    130,552
 #*  Cosmochemical Co., Ltd.................................  2,350     29,782
 *   COSON Co., Ltd.........................................  1,028      8,641
     Coway Co., Ltd.........................................  3,932    242,638
     COWELL FASHION Co., Ltd................................  3,879     16,513
     Crown Confectionery Co., Ltd...........................  3,551     29,305
     CROWNHAITAI Holdings Co., Ltd..........................  3,919     33,942
 *   CrucialTec Co., Ltd....................................  5,364      7,075
     CS Wind Corp...........................................    975     25,929
 *   CTGen Co., Ltd.........................................  7,725     20,143
     Cuckoo Holdings Co., Ltd...............................    292     31,159
 *   Curo Co., Ltd..........................................  7,060      3,151
     Cymechs, Inc...........................................  4,234     31,066
     D.I Corp...............................................  8,697     26,699
     Dae Dong Industrial Co., Ltd...........................  2,419     12,020
     Dae Han Flour Mills Co., Ltd...........................    448     67,016
     Dae Hwa Pharmaceutical Co., Ltd........................    756     13,415
     Dae Hyun Co., Ltd......................................  8,440     14,106
 *   Dae Won Chemical Co., Ltd..............................  8,405     10,653
     Dae Won Kang Up Co., Ltd............................... 11,678     33,280
 #   Daea TI Co., Ltd.......................................  2,937     15,235
     Daebongls Co., Ltd.....................................  2,132     11,790
     Daechang Co., Ltd...................................... 36,639     28,902
     Daeduck Electronics Co................................. 14,091    102,645
     Daeduck GDS Co., Ltd...................................  5,870     66,329
 *   Daehan New Pharm Co., Ltd..............................  1,458     11,570
     Daehan Steel Co., Ltd..................................  6,129     27,856
     Dae-Il Corp............................................  6,224     30,924
     Daekyo Co., Ltd........................................  4,518     27,394
     Daelim B&Co. Co., Ltd..................................  2,743      8,992
     Daelim C&S Co., Ltd....................................  1,304     11,414
     Daelim Industrial Co., Ltd.............................  6,882    460,735
     Daeryuk Can Co., Ltd...................................  7,106     28,765
     Daesang Corp...........................................  6,833    135,693
     Daesang Holdings Co., Ltd..............................  8,332     53,142
 *   Daesung Industrial Co., Ltd............................  7,052     23,377
 *   Daewon Media Co., Ltd..................................  1,500     10,399
     Daewon Pharmaceutical Co., Ltd.........................  3,235     46,041
     Daewon San Up Co., Ltd.................................  5,358     26,902

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 *   Daewoo Engineering & Construction Co., Ltd............. 26,897 $  107,377
 *   Daewoo Shipbuilding & Marine Engineering Co., Ltd...... 23,984    621,211
     Daewoong Co., Ltd......................................  5,154     63,166
     Daewoong Pharmaceutical Co., Ltd.......................    279     34,730
     Daihan Pharmaceutical Co., Ltd.........................  1,718     64,949
     Daishin Securities Co., Ltd............................ 13,218    128,981
 *   Danal Co., Ltd......................................... 10,745     30,376
     Danawa Co., Ltd........................................  1,195     19,094
     Daou Data Corp......................................... 10,823     82,777
     Daou Technology, Inc................................... 18,282    322,596
 *   Dasan Networks, Inc....................................  3,438     17,686
     Dayou Automotive Seat Technology Co., Ltd.............. 24,500     17,446
 *   Dayou Plus Co., Ltd.................................... 39,586     27,540
     DB Financial Investment Co., Ltd....................... 14,228     46,578
     DB HiTek Co., Ltd...................................... 19,885    199,247
     DB Insurance Co., Ltd.................................. 29,239  1,843,200
 *   DB, Inc................................................ 52,034     37,103
 *   Deutsch Motors, Inc....................................  3,114     13,810
     Development Advance Solution Co., Ltd..................  4,645     25,488
     DGB Financial Group, Inc............................... 44,680    369,559
 #   DHP Korea Co., Ltd.....................................  2,807     22,175
     Digital Chosun Co., Ltd................................  7,564     10,792
 #*  Digital Optics Co., Ltd................................ 14,053     12,531
 #   Digital Power Communications Co., Ltd..................  4,467     26,401
 *   DIO Corp...............................................  2,218     50,720
     DMS Co., Ltd...........................................  3,334     13,271
     DNF Co., Ltd...........................................  3,515     23,851
 #   Dong A Eltek Co., Ltd..................................  3,336     20,583
 *   Dong Ah Tire & Rubber Co., Ltd.........................  1,575     18,627
     Dong-A Socio Holdings Co., Ltd.........................    581     45,441
     Dong-A ST Co., Ltd.....................................    828     60,979
     Dong-Ah Geological Engineering Co., Ltd................  4,456     51,741
 *   Dongbu Corp............................................  2,681     16,524
 *   Dongbu Steel Co., Ltd..................................  1,962     12,302
     Dong-Il Corp...........................................    515     27,628
     Dongil Industries Co., Ltd.............................    385     20,276
     Dongjin Semichem Co., Ltd.............................. 16,117    122,961
     DongKook Pharmaceutical Co., Ltd.......................    621     30,224
     Dongkuk Industries Co., Ltd............................ 14,504     28,036
     Dongkuk Steel Mill Co., Ltd............................ 23,831    148,269
     Dongkuk Structures & Construction Co., Ltd.............  4,495     12,097
     Dongsuh Cos., Inc......................................  1,462     23,973
     Dongsung Chemical Co., Ltd.............................    737      7,536
     DONGSUNG Corp..........................................  8,491     38,990
 *   Dongsung Finetec Co., Ltd..............................  2,602     15,774
     Dongwha Enterprise Co., Ltd............................  2,175     47,939
     Dongwha Pharm Co., Ltd.................................  5,495     43,872
     Dongwon Development Co., Ltd........................... 19,456     60,649
     Dongwon F&B Co., Ltd...................................    381     88,414
     Dongwon Industries Co., Ltd............................    849    180,456
 *   Dongwon Metal Co., Ltd................................. 14,141     10,575
     Dongwon Systems Corp...................................  1,060     24,818
     Dongyang E&P, Inc......................................  1,070      8,952
 #*  Dongyang Steel Pipe Co., Ltd........................... 15,408     21,740
     Doosan Corp............................................  3,367    354,871
 #*  Doosan Heavy Industries & Construction Co., Ltd........ 50,711    490,021
 #*  Doosan Infracore Co., Ltd.............................. 76,700    521,464
     DoubleUGames Co., Ltd..................................    812     46,712
     Douzone Bizon Co., Ltd.................................  6,186    236,434

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     DRB Holding Co., Ltd...................................  2,529 $   14,371
 *   DST ROBOT Co., Ltd..................................... 11,925     10,498
     DTR Automotive Corp....................................  1,664     45,906
 *   Duk San Neolux Co., Ltd................................    948     10,328
     DY Corp................................................  6,599     30,819
     DY POWER Corp..........................................  4,041     41,445
     e Tec E&C, Ltd.........................................    900     66,381
     E1 Corp................................................  1,064     56,618
     Eagon Holdings Co., Ltd................................  7,561     15,495
 #   Easy Bio, Inc.......................................... 26,631    136,477
 #*  Ecopro Co., Ltd........................................  4,839    168,571
     EG Corp................................................  2,313     18,881
 *   Ehwa Technologies Information Co., Ltd................. 63,076     13,398
 *   Elentec Co., Ltd.......................................  4,107      8,212
     e-LITECOM Co., Ltd.....................................  2,144      8,435
     E-MART, Inc............................................  3,291    592,043
     EM-Tech Co., Ltd.......................................  4,598     53,798
 *   Enerzent Co., Ltd......................................  6,893     10,816
     ENF Technology Co., Ltd................................  4,799     44,038
     Eo Technics Co., Ltd...................................    867     37,291
     eSang Networks Co., Ltd................................  2,144     13,206
     Eugene Corp............................................ 13,972     64,534
 *   Eugene Investment & Securities Co., Ltd................ 23,816     48,812
     Eugene Technology Co., Ltd.............................  1,112     12,624
 *   Eusu Holdings Co., Ltd.................................  7,790     42,364
     EVERDIGM Corp..........................................  1,142      6,023
     Exicon Co., Ltd........................................  1,586      8,200
     F&F Co., Ltd...........................................  1,924     88,486
     Farmsco................................................  3,987     31,746
 *   FarmStory Co., Ltd..................................... 29,121     26,451
 *   Feelingk Co., Ltd...................................... 21,178     34,535
     Feelux Co., Ltd........................................  7,006     68,429
     Fila Korea, Ltd........................................ 13,368    495,077
     Fine DNC Co., Ltd......................................  1,051      1,577
     Fine Semitech Corp.....................................  5,935     21,504
 *   Fine Technix Co., Ltd..................................  5,200      6,191
 *   Foosung Co., Ltd....................................... 15,450    119,267
 *   Gamevil, Inc...........................................    309     13,925
     Gaon Cable Co., Ltd....................................  1,018     14,482
     Global Standard Technology Co., Ltd....................  1,947      7,989
     GMB Korea Corp.........................................  3,121     15,725
 *   GNCO Co., Ltd.......................................... 12,219     15,031
     GOLFZON Co., Ltd.......................................  1,071     30,792
     Golfzon Newdin Holdings Co., Ltd.......................  8,068     26,746
     Grand Korea Leisure Co., Ltd...........................  9,784    191,721
     Green Cross Cell Corp..................................    485     22,482
     Green Cross Corp.......................................    236     24,853
     Green Cross Holdings Corp..............................  4,003     73,280
     GS Engineering & Construction Corp..................... 10,989    405,213
     GS Global Corp......................................... 25,862     55,145
     GS Holdings Corp....................................... 35,563  1,517,765
     GS Home Shopping, Inc..................................    932    159,110
     GS Retail Co., Ltd.....................................  6,254    197,545
 *   G-SMATT GLOBAL Co., Ltd................................  1,959     17,582
     Gwangju Shinsegae Co., Ltd.............................     56      8,237
 *   GY Commerce Co., Ltd...................................  4,452      8,790
     HAESUNG DS Co., Ltd....................................  3,675     50,831
     Haesung Industrial Co., Ltd............................  1,021      9,031
     Haitai Confectionery & Foods Co., Ltd..................  1,576     13,039

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     Halla Corp.............................................  15,710 $   52,589
     Halla Holdings Corp....................................   3,614    130,230
     Han Kuk Carbon Co., Ltd................................   7,153     42,766
     Hana Financial Group, Inc..............................  58,567  1,972,865
 *   Hana Micron, Inc.......................................   9,900     31,839
     Hana Tour Service, Inc.................................   2,911    152,707
 *   Hanall Biopharma Co., Ltd..............................     764     16,002
     Hancom MDS, Inc........................................   1,135     14,228
     Hancom, Inc............................................   4,132     46,850
     Handok, Inc............................................     729     14,727
     Handsome Co., Ltd......................................   4,421    141,325
 *   Hanil Cement Co., Ltd..................................     555     57,266
 #   Hanil Holdings Co., Ltd................................     455     18,472
 #*  Hanil Hyundai Cement Co., Ltd..........................     369     11,990
 *   Hanil Vacuum Co., Ltd..................................  10,832     11,391
 *   Hanjin Heavy Industries & Construction Co., Ltd........  31,347     48,869
     Hanjin Kal Corp........................................  15,101    257,008
     Hanjin Transportation Co., Ltd.........................   3,112    102,431
     Hankook Shell Oil Co., Ltd.............................     201     60,853
     Hankook Tire Co., Ltd..................................  14,035    510,461
     Hankuk Paper Manufacturing Co., Ltd....................   1,641     22,400
     Hanmi Pharm Co., Ltd...................................     709    243,306
     Hanmi Semiconductor Co., Ltd...........................   7,775     63,038
     Hanon Systems..........................................  21,775    210,021
     Hans Biomed Corp.......................................     730     15,638
     Hansae Co., Ltd........................................   4,774     77,897
     Hansae MK Co., Ltd.....................................   1,704     11,176
     Hansae Yes24 Holdings Co., Ltd.........................   6,834     53,176
     Hanshin Construction...................................   4,822     66,805
     Hanshin Machinery Co...................................   7,006     11,519
     Hansol Chemical Co., Ltd...............................   2,668    185,692
     Hansol Holdings Co., Ltd...............................  16,732     61,102
     Hansol HomeDeco Co., Ltd...............................  31,649     35,359
     Hansol Paper Co., Ltd..................................  11,693    179,444
 *   Hansol Technics Co., Ltd...............................   7,801     45,795
 #   Hanssem Co., Ltd.......................................   1,574     67,682
 *   Hanwha Aerospace Co., Ltd..............................  13,012    326,269
     Hanwha Chemical Corp...................................  31,970    455,272
     Hanwha Corp............................................  33,727    835,350
 *   Hanwha Galleria Timeworld Co., Ltd.....................     549     12,333
     Hanwha General Insurance Co., Ltd......................  35,527    185,425
 #*  Hanwha Investment & Securities Co., Ltd................  57,309    103,345
     Hanwha Life Insurance Co., Ltd......................... 214,716    846,683
     Hanyang Eng Co., Ltd...................................   4,260     44,711
     Hanyang Securities Co., Ltd............................   2,204     13,052
 #*  Harim Co., Ltd.........................................  19,679     42,290
 #   HB Technology Co., Ltd.................................  25,361     57,567
     HDC Hyundai Engineering Plastics Co., Ltd..............   7,950     30,935
 *   Heung-A Shipping Co., Ltd..............................  63,239     21,948
 *   Heungkuk Fire & Marine Insurance Co., Ltd..............  26,515    112,414
     Hite Jinro Co., Ltd....................................   8,738    121,053
     Hitejinro Holdings Co., Ltd............................   2,966     17,070
 *   HLB, Inc...............................................     890     68,364
     Hotel Shilla Co., Ltd..................................   2,379    149,933
 #   HS Industries Co., Ltd.................................  24,113    130,820
     HS R&A Co., Ltd........................................  12,730     20,054
 *   HSD Engine Co., Ltd....................................   6,812     26,326
     Huchems Fine Chemical Corp.............................  10,532    202,162
 *   Hugel, Inc.............................................     317     76,569

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 *   Humax Co., Ltd.........................................  6,166 $   24,366
     Humedix Co., Ltd.......................................    233      5,348
 *   Huneed Technologies....................................  3,729     25,230
     Huons Co., Ltd.........................................  1,164     69,368
     Huons Global Co., Ltd..................................  1,985     68,350
     Husteel Co., Ltd.......................................  1,809     17,915
     Huvis Corp.............................................  3,861     25,090
     Huvitz Co., Ltd........................................  1,682     12,476
     Hwa Shin Co., Ltd...................................... 11,960     22,090
     Hwacheon Machine Tool Co., Ltd.........................    773     28,723
     Hwail Pharm Co., Ltd...................................  2,785     15,632
 *   Hwajin Co., Ltd........................................  4,139     11,114
     Hwangkum Steel & Technology Co., Ltd...................  3,708     24,518
     HwaSung Industrial Co., Ltd............................  3,868     44,430
     Hy-Lok Corp............................................  3,442     69,141
 *   Hyosung Advanced Materials Corp........................  1,225    112,963
 *   Hyosung Chemical Corp..................................    872    100,562
 #   Hyosung Corp...........................................  3,771    170,415
 *   Hyosung Heavy Industries Corp..........................  2,549     94,946
 *   Hyosung TNC Co., Ltd...................................  1,183    182,138
 #   Hyundai BNG Steel Co., Ltd.............................  2,999     24,111
 *   Hyundai Construction Equipment Co., Ltd................  1,509     99,474
     Hyundai Corp. Holdings, Inc............................    954     14,167
     Hyundai Corp...........................................  1,832     39,186
     Hyundai Department Store Co., Ltd......................  4,271    326,698
     Hyundai Development Co-Engineering & Construction...... 32,753    485,913
     Hyundai Elevator Co., Ltd..............................  2,540    178,859
     Hyundai Engineering & Construction Co., Ltd............ 18,927    764,882
     Hyundai Glovis Co., Ltd................................  3,813    382,883
     Hyundai Greenfood Co., Ltd............................. 16,348    177,415
 *   Hyundai Heavy Industries Co., Ltd......................  5,593    615,248
 *   Hyundai Heavy Industries Holdings Co., Ltd.............  2,230    700,763
     Hyundai Home Shopping Network Corp.....................  2,511    215,500
     Hyundai Hy Communications & Networks Co., Ltd.......... 16,126     59,573
     Hyundai Livart Furniture Co., Ltd......................  3,328     63,649
     Hyundai Marine & Fire Insurance Co., Ltd............... 34,740  1,278,149
 #*  Hyundai Merchant Marine Co., Ltd....................... 49,293    164,184
 #*  Hyundai Mipo Dockyard Co., Ltd.........................  2,967    246,085
     Hyundai Mobis Co., Ltd.................................  5,784    966,170
     Hyundai Motor Co....................................... 13,088  1,225,860
     Hyundai Motor Securities Co., Ltd......................  5,341     40,129
 #*  Hyundai Rotem Co., Ltd.................................  2,679     51,881
     Hyundai Steel Co....................................... 14,616    536,369
     Hyundai Telecommunication Co., Ltd.....................  3,896     33,065
     Hyundai Wia Corp.......................................  6,936    180,672
     HyVision System, Inc...................................  1,266     13,162
     ICD Co., Ltd...........................................  6,033     37,740
     IDIS Holdings Co., Ltd.................................  1,569     15,847
 *   IHQ, Inc............................................... 30,632     38,580
     Il Dong Pharmaceutical Co., Ltd........................  1,428     23,981
     IlDong Holdings Co., Ltd...............................  1,862     20,974
     Iljin Display Co., Ltd................................. 11,828     38,133
     Iljin Electric Co., Ltd................................  4,435     11,755
 *   Iljin Holdings Co., Ltd................................  5,037     12,361
     Ilshin Spinning Co., Ltd...............................    467     39,207
 *   Ilyang Pharmaceutical Co., Ltd.........................    980     22,115
 *   IM Co., Ltd............................................  8,684      8,695
     iMarketKorea, Inc......................................  6,839     38,895
     InBody Co., Ltd........................................  2,830     52,493

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     Industrial Bank of Korea............................... 49,155 $  641,891
 *   INITECH Co., Ltd.......................................  3,505     15,959
     Innocean Worldwide, Inc................................  1,034     52,659
 *   Innox Advanced Materials Co., Ltd......................  1,354     47,403
 *   Inscobee, Inc..........................................  2,173     11,710
 *   Insun ENT Co., Ltd.....................................  7,613     38,073
 *   Interflex Co., Ltd.....................................  4,629     43,290
     Interojo Co., Ltd......................................  2,127     37,353
     Interpark Corp.........................................  1,523      6,526
     Interpark Holdings Corp................................ 18,307     34,097
     INTOPS Co., Ltd........................................  3,718     25,405
     Inzi Controls Co., Ltd.................................  3,569     13,054
 *   Iones Co., Ltd.........................................  1,757     15,406
     IS Dongseo Co., Ltd....................................  8,543    233,091
     ISC Co., Ltd...........................................  3,003     24,056
     i-SENS, Inc............................................    555     11,136
     ISU Chemical Co., Ltd..................................  2,823     23,920
     IsuPetasys Co., Ltd.................................... 13,287     65,465
     It's Hanbul Co., Ltd...................................    391      8,476
     Jahwa Electronics Co., Ltd.............................  3,674     47,197
     JASTECH, Ltd...........................................  4,110     22,103
 #*  Jayjun Cosmetic Co., Ltd...............................  5,119     51,539
     JB Financial Group Co., Ltd............................ 68,101    329,144
     JC Hyun System, Inc....................................  9,054     41,480
 *   Jcontentree Corp....................................... 11,843     47,545
     Jeju Air Co., Ltd......................................  2,681     72,591
     Jinro Distillers Co., Ltd..............................    564     14,785
     Jinsung T.E.C..........................................  1,676     10,363
     Jusung Engineering Co., Ltd............................  9,061     54,776
     JVM Co., Ltd...........................................    366     10,326
     JW Holdings Corp.......................................  8,257     42,480
     JW Life Science Corp...................................  1,546     29,990
 #*  JYP Entertainment Corp................................. 10,173    256,427
     Kakao Corp.............................................  1,110     89,726
 *   Kanglim Co., Ltd.......................................  6,120     14,524
     Kangnam Jevisco Co., Ltd...............................    961     19,733
     Kangwon Land, Inc......................................  5,689    144,057
     KAON Media Co., Ltd....................................  3,801     19,084
     KB Financial Group, Inc................................ 38,004  1,582,646
 *   KB Metal Co., Ltd......................................  8,659     13,996
     KC Co., Ltd............................................  4,865     69,798
     KC Green Holdings Co., Ltd.............................  5,906     17,293
     KC Tech Co., Ltd.......................................  2,445     24,705
     KCC Corp...............................................  1,436    312,276
     KCC Engineering & Construction Co., Ltd................  1,877     11,110
     KEC Corp............................................... 33,389     28,746
     KEPCO Engineering & Construction Co., Inc..............  1,021     16,528
     KEPCO Plant Service & Engineering Co., Ltd.............  2,168     52,511
     Keyang Electric Machinery Co., Ltd.....................  8,517     25,224
 #*  KEYEAST Co., Ltd....................................... 17,672     42,863
     KG Chemical Corp.......................................  4,841     75,826
     KG Eco Technology Service Co., Ltd.....................  5,815     15,450
     Kginicis Co., Ltd......................................  4,395     54,320
     KGMobilians Co., Ltd...................................  4,597     28,216
 *   KH Vatec Co., Ltd......................................  5,594     31,589
     Kia Motors Corp........................................ 40,007  1,000,003
     KISCO Corp.............................................  9,547     48,666
     KISCO Holdings Co., Ltd................................  3,626     37,421
     KISWIRE, Ltd...........................................  2,601     49,395

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      KIWOOM Securities Co., Ltd.............................  3,341 $223,145
  *   KleanNara Co., Ltd.....................................  5,677   15,232
  *   KMH Co., Ltd...........................................  9,569   61,305
      Kocom Co., Ltd.........................................  2,542   12,772
      Kodaco Co., Ltd........................................ 11,316   18,621
      Koentec Co., Ltd.......................................  5,183   29,863
      Koh Young Technology, Inc..............................  3,071  243,339
      Kolmar BNH Co., Ltd....................................  3,110   61,407
      Kolon Corp.............................................  2,068   55,802
      Kolon Global Corp......................................  2,247   11,715
      Kolon Industries, Inc..................................  5,031  222,623
  *   Kolon Life Science, Inc................................    849   46,057
      Kolon Plastic, Inc.....................................  1,808    9,494
      KoMiCo, Ltd............................................    747   15,889
  *   KONA I Co., Ltd........................................  2,439   31,805
      Kook Soon Dang Brewery Co., Ltd........................  6,281   21,845
      Kopla Co., Ltd.........................................  2,495    5,823
  *   Korea Aerospace Industries, Ltd........................  8,473  215,832
      Korea Alcohol Industrial Co., Ltd......................  5,942   33,412
      Korea Asset In Trust Co., Ltd.......................... 21,347   81,486
      Korea Autoglass Corp...................................  3,317   32,971
      Korea Cast Iron Pipe Industries Co., Ltd...............  1,166    9,985
  *   Korea Circuit Co., Ltd.................................  4,852   21,638
      Korea District Heating Corp............................    936   46,840
      Korea Electric Power Corp., Sponsored ADR..............  4,000   47,840
      Korea Electric Power Corp..............................  5,874  140,309
      Korea Electric Terminal Co., Ltd.......................  1,644   54,170
      Korea Export Packaging Industrial Co., Ltd.............    855   15,315
  *   Korea Gas Corp.........................................  3,942  180,836
  *   Korea Information & Communications Co., Ltd............  2,407   20,776
      Korea Investment Holdings Co., Ltd..................... 11,977  626,352
      Korea Kolmar Co., Ltd..................................  1,852   88,441
      Korea Kolmar Holdings Co., Ltd.........................    685   17,458
  *   Korea Line Corp........................................  5,318  100,687
  *   Korea Materials & Analysis Corp........................  1,303   11,139
      Korea Petrochemical Ind Co., Ltd.......................  1,853  254,591
      Korea Real Estate Investment & Trust Co., Ltd.......... 71,244  147,295
      Korea United Pharm, Inc................................  3,661   72,175
  #   Korea Zinc Co., Ltd....................................  1,158  386,215
      Korean Air Lines Co., Ltd.............................. 38,491  931,789
      Korean Reinsurance Co.................................. 38,872  331,038
      Kortek Corp............................................  3,151   39,552
      KPX Chemical Co., Ltd..................................    779   35,265
      KSS LINE, Ltd..........................................  6,720   40,659
      KT Corp., Sponsored ADR................................  2,500   34,600
      KT Corp................................................  2,588   65,114
  *   KT Hitel Co., Ltd......................................  4,017   14,251
      KT Skylife Co., Ltd.................................... 11,999  130,876
      KT Submarine Co., Ltd..................................  4,890   13,606
      KT&G Corp..............................................  6,046  539,129
  *   KTB Investment & Securities Co., Ltd................... 15,697   44,901
      KTCS Corp..............................................  8,939   17,571
      Ktis Corp..............................................  7,637   15,129
      Kukbo Design Co., Ltd..................................  1,117   11,709
      Kukdo Chemical Co., Ltd................................  1,153   45,736
  #   Kukje Pharma Co., Ltd..................................  4,131   15,283
      Kumho Industrial Co., Ltd..............................  5,409   46,454
      Kumho Petrochemical Co., Ltd...........................  5,132  389,864
  *   Kumho Tire Co., Inc.................................... 34,546  152,438

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     Kumkang Kind Co., Ltd..................................   1,330 $   25,039
     Kwang Dong Pharmaceutical Co., Ltd.....................  11,146     55,076
 *   Kwang Myung Electric Co., Ltd..........................   8,801     18,506
 *   Kyeryong Construction Industrial Co., Ltd..............   3,546     60,645
     Kyobo Securities Co., Ltd..............................   7,517     57,567
     Kyongbo Pharmaceutical Co., Ltd........................   2,380     20,980
     Kyung Dong Navien Co., Ltd.............................   1,287     41,791
 *   Kyung Nam Pharm Co., Ltd...............................   3,666     20,750
     Kyungbang Co., Ltd.....................................   4,080     42,550
     KyungDong City Gas Co., Ltd............................     568     17,996
     KyungDong Invest Co., Ltd..............................     230      7,555
     Kyungdong Pharm Co., Ltd...............................   5,384     54,084
     Kyung-In Synthetic Corp................................   9,948     46,102
 #   L&F Co., Ltd...........................................   2,765     86,816
 #*  LB Semicon, Inc........................................  13,039     45,078
     LEADCORP, Inc. (The)...................................   9,326     45,987
     Lee Ku Industrial Co., Ltd.............................  13,760     22,866
     LEENO Industrial, Inc..................................   2,474    130,189
 *   Leenos Corp............................................   4,897      7,639
     LF Corp................................................   7,744    149,194
     LG Chem, Ltd...........................................   5,882  1,797,396
     LG Corp................................................  13,952    812,877
 #   LG Display Co., Ltd., ADR..............................   7,000     51,380
     LG Display Co., Ltd....................................  91,486  1,334,918
     LG Electronics, Inc....................................  41,896  2,342,188
     LG Hausys, Ltd.........................................   2,888    122,104
 #   LG Household & Health Care, Ltd........................     633    582,110
     LG Innotek Co., Ltd....................................   5,374    589,757
     LG International Corp..................................  10,704    147,777
     LG Uplus Corp.......................................... 106,382  1,511,927
     LIG Nex1 Co., Ltd......................................     976     24,961
     Lion Chemtech Co., Ltd.................................   2,336     19,419
 *   Liveplex Co., Ltd......................................  14,590      9,384
     LMS Co., Ltd...........................................   1,405      7,057
     Lock & Lock Co., Ltd...................................   1,275     17,310
     LOT Vacuum Co., Ltd....................................   3,898     27,198
     Lotte Chemical Corp....................................   5,034  1,163,069
     Lotte Chilsung Beverage Co., Ltd.......................      57     68,503
     LOTTE Fine Chemical Co., Ltd...........................   6,059    217,882
     Lotte Food Co., Ltd....................................     170     97,813
     LOTTE Himart Co., Ltd..................................   2,623    129,538
     Lotte Non-Life Insurance Co., Ltd......................  38,382     83,677
     Lotte Shopping Co., Ltd................................   1,708    291,591
     LS Cable & System Asia, Ltd............................   2,218      9,856
     LS Corp................................................   6,870    305,603
     LS Industrial Systems Co., Ltd.........................   4,120    179,114
 *   Lumens Co., Ltd........................................  10,136     20,944
     LVMC Holdings..........................................  12,336     22,814
     Macquarie Korea Infrastructure Fund....................  54,155    430,672
     Maeil Holdings Co., Ltd................................   3,729     36,892
     MAKUS, Inc.............................................   7,385     24,773
 #   Mando Corp.............................................  12,215    328,657
     Mcnex Co., Ltd.........................................   7,768     98,008
 *   ME2ON Co., Ltd.........................................   3,376     15,903
     Medy-Tox, Inc..........................................     741    303,564
     Meerecompany, Inc......................................     790     43,320
     MegaStudy Co., Ltd.....................................   1,287     10,624
     MegaStudyEdu Co., Ltd..................................   4,601     73,522
 *   Melfas, Inc............................................   4,344      9,980

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  SOUTH KOREA -- (Continued)
      Meritz Financial Group, Inc............................  20,620 $187,638
      Meritz Fire & Marine Insurance Co., Ltd................  29,045  464,727
      Meritz Securities Co., Ltd............................. 107,207  375,314
  #*  MGENPLUS Co., Ltd......................................   2,738   19,436
      Mi Chang Oil Industrial Co., Ltd.......................     191   12,893
  *   MiCo, Ltd..............................................  16,385   48,375
      Minwise Co., Ltd.......................................   1,105   17,085
      Mirae Asset Daewoo Co., Ltd............................  63,066  357,886
      Mirae Asset Life Insurance Co., Ltd....................  37,607  150,780
      Miwon Specialty Chemical Co., Ltd......................     850   48,902
      MK Electron Co., Ltd...................................   9,955   73,794
  *   MNTech Co., Ltd........................................   7,262   19,583
      Mobase Co., Ltd........................................   4,670   12,335
      Modetour Network, Inc..................................   3,721   77,172
      Moorim P&P Co., Ltd....................................   9,257   62,019
      Moorim Paper Co., Ltd..................................  10,458   26,112
      Motonic Corp...........................................   3,936   29,050
      MP Hankang Co., Ltd....................................   7,327   14,985
      Muhak Co., Ltd.........................................   4,292   43,931
      Multicampus Corp.......................................     319   10,863
      Namhae Chemical Corp...................................   1,557   13,831
  *   Namsun Aluminum Co., Ltd...............................  19,860   24,185
      Namyang Dairy Products Co., Ltd........................     115   60,623
      Nasmedia Co., Ltd......................................     994   28,375
      NAVER Corp.............................................   4,515  454,680
      NCSoft Corp............................................   1,212  458,084
      NeoPharm Co., Ltd......................................   1,128   37,587
  *   Neowiz.................................................   2,740   27,552
  *   NEOWIZ HOLDINGS Corp...................................   2,036   19,537
  #   NEPES Corp.............................................  10,260   80,844
      Netmarble Corp.........................................     462   45,632
      New Power Plasma Co., Ltd..............................   1,040   12,474
      Nexen Corp.............................................   8,306   37,735
      Nexen Tire Corp........................................  15,039  107,865
      Nexturn Co., Ltd.......................................   1,556   13,652
      NH Investment & Securities Co., Ltd....................  32,481  348,685
  *   NHN Entertainment Corp.................................   4,464  180,194
  *   NHN KCP Corp...........................................   3,670   32,881
      NICE Holdings Co., Ltd.................................  10,452  157,707
      Nice Information & Telecommunication, Inc..............   3,138   52,294
      NICE Information Service Co., Ltd......................  13,197  126,308
      NICE Total Cash Management Co., Ltd....................   8,267   91,599
  *   NK Co., Ltd............................................  23,922   23,338
      Nong Shim Holdings Co., Ltd............................     716   41,538
      Nong Woo Bio Co., Ltd..................................   1,161   10,412
      NongShim Co., Ltd......................................     712  136,470
      Noroo Holdings Co., Ltd................................     946    9,735
      NOROO Paint & Coatings Co., Ltd........................   2,394   16,594
      NS Shopping Co., Ltd...................................   5,600   53,187
  *   Nuri Telecom Co., Ltd..................................   2,417   13,366
  *   NUTRIBIOTECH Co., Ltd..................................   1,938   25,922
      OCI Co., Ltd...........................................   5,442  408,851
      Openbase, Inc..........................................   7,559   12,378
      Opto Device Technology Co., Ltd........................   4,785   21,068
  *   OPTRON-TEC, Inc........................................   7,896   27,925
      Orion Corp.............................................     660   55,238
      Orion Holdings Corp....................................   8,530  117,566
  *   Osstem Implant Co., Ltd................................   2,849  107,008
  *   Osung Advanced Materials Co., Ltd......................   7,722   12,968

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     Ottogi Corp............................................     90 $   52,150
     Paik Kwang Industrial Co., Ltd.........................  8,901     18,217
 *   Pan Ocean Co., Ltd..................................... 61,187    257,567
 *   Pan-Pacific Co., Ltd................................... 10,094     25,822
 *   PaperCorea, Inc........................................ 10,118      6,880
 #   Paradise Co., Ltd......................................  2,771     43,786
     Partron Co., Ltd....................................... 14,316    109,477
 *   Paru Co., Ltd..........................................  4,569     10,737
 *   People & Technology, Inc...............................  1,440     13,748
 *   Pobis TNC Co., Ltd..................................... 10,917      7,992
     Poongsan Corp..........................................  8,667    184,573
     Poongsan Holdings Corp.................................  1,313     40,829
     POSCO, Sponsored ADR................................... 11,313    651,855
     POSCO..................................................  5,245  1,200,543
     POSCO Chemtech Co., Ltd................................  5,859    337,014
     POSCO Coated & Color Steel Co., Ltd....................  1,326     22,016
     Posco Daewoo Corp...................................... 12,076    189,985
     Posco ICT Co., Ltd..................................... 13,262     64,541
 *   Power Logics Co., Ltd.................................. 15,187     76,343
     Protec Co., Ltd........................................  1,462     14,081
 #   PS TEC Co., Ltd........................................  4,252     16,576
     PSK, Inc...............................................  7,525     87,404
     Pulmuone Co., Ltd......................................    767     64,091
     Pungkuk Alcohol Industry Co., Ltd......................    731      5,159
     Pyeong Hwa Automotive Co., Ltd.........................  4,745     25,581
 *   Redrover Co., Ltd......................................  9,635     16,956
     RFTech Co., Ltd........................................  8,496     38,640
     Robostar Co., Ltd......................................  1,336     29,104
     S Net Systems, Inc.....................................  6,142     18,532
     S&S Tech Corp..........................................  3,957     10,148
 *   S&T Dynamics Co., Ltd..................................  5,618     34,032
     S&T Holdings Co., Ltd..................................  2,883     31,559
     S&T Motiv Co., Ltd.....................................  3,487     80,716
 *   S.Y. Panel Co., Ltd....................................  3,038     12,866
     S-1 Corp...............................................  2,354    199,349
     Sajo Industries Co., Ltd...............................  1,127     49,598
 *   Sajodongaone Co., Ltd..................................  9,516      9,104
     Sam Chun Dang Pharm Co., Ltd...........................  5,368    150,846
 #*  SAM KANG M&T Co., Ltd..................................  6,234     31,420
     Sam Young Electronics Co., Ltd.........................  4,313     42,537
     Sam Yung Trading Co., Ltd..............................  1,601     19,184
     Sambo Corrugated Board Co., Ltd........................    661      5,176
 #   Sambo Motors Co., Ltd..................................  5,206     28,387
     Samchully Co., Ltd.....................................    644     51,779
     Samchuly Bicycle Co., Ltd..............................  2,639     13,825
     Samho Development Co., Ltd.............................  5,939     22,503
 *   Samho International Co., Ltd...........................  1,716     18,173
     SAMHWA Paints Industrial Co., Ltd......................  4,214     19,824
     Samick Musical Instruments Co., Ltd....................  9,330     12,920
     Samick THK Co., Ltd....................................  3,397     34,766
     Samji Electronics Co., Ltd.............................  6,049     41,173
 *   Samjin LND Co., Ltd....................................  8,627     13,481
     Samjin Pharmaceutical Co., Ltd.........................  4,150    135,261
     Samkee Automotive Co., Ltd.............................  9,415     20,092
     Samkwang Glass Co., Ltd................................    844     21,648
     Sammok S-Form Co., Ltd.................................  5,091     49,569
     SAMPYO Cement Co., Ltd................................. 10,813     30,085
     Samsung C&T Corp.......................................  2,397    229,411
     Samsung Card Co., Ltd..................................  7,651    226,078

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#   Samsung Electro-Mechanics Co., Ltd.....................   8,574 $   894,990
    Samsung Electronics Co., Ltd........................... 444,150  16,627,106
*   Samsung Engineering Co., Ltd...........................   6,075      98,062
    Samsung Fire & Marine Insurance Co., Ltd...............   6,136   1,501,405
*   Samsung Heavy Industries Co., Ltd...................... 109,438     671,428
    Samsung Life Insurance Co., Ltd........................   6,244     505,174
*   Samsung Pharmaceutical Co., Ltd........................  11,337      25,676
    Samsung SDI Co., Ltd...................................   3,952     821,874
    Samsung SDS Co., Ltd...................................   1,090     185,413
    Samsung Securities Co., Ltd............................  16,512     390,101
    SAMT Co., Ltd..........................................  33,156      48,046
#   Samwha Capacitor Co., Ltd..............................   3,391     168,133
    Samwha Electric Co., Ltd...............................     999      17,789
    Samyang Corp...........................................   1,105      58,883
    Samyang Foods Co., Ltd.................................   1,026      54,995
    Samyang Holdings Corp..................................   1,332     101,290
    Samyang Tongsang Co., Ltd..............................     936      32,597
#   Samyoung M-Tek Co., Ltd................................   3,893       9,106
    Sang-A Frontec Co., Ltd................................   1,725      17,734
*   Sangbo Corp............................................   7,737      10,737
#*  Sangsangin Co., Ltd....................................  12,437     192,512
    Sangsin Brake..........................................   5,178      18,018
    Sangsin Energy Display Precision Co., Ltd..............   2,886      35,661
    SaraminHR Co., Ltd.....................................     847      11,206
    SAVEZONE I&C Corp......................................   7,852      22,941
*   SBS Media Holdings Co., Ltd............................  14,920      29,616
*   SBW....................................................  36,660      30,032
*   S-Connect Co., Ltd.....................................  22,401      27,385
    Seah Besteel Corp......................................   4,951      70,538
*   SeAH Steel Corp........................................     668      34,549
    SeAH Steel Holdings Corp...............................     745      32,079
    Sebang Co., Ltd........................................   4,775      51,798
    Sebang Global Battery Co., Ltd.........................   2,869      88,401
    Sebo Manufacturing Engineer Corp.......................   3,087      23,496
*   Seegene, Inc...........................................   1,876      30,386
    Sejong Industrial Co., Ltd.............................   5,251      24,262
*   Sejong Telecom, Inc....................................  70,699      30,190
*   Sekonix Co., Ltd.......................................   3,946      22,623
    S-Energy Co., Ltd......................................   3,217      14,664
*   Seobu T&D..............................................   5,863      45,259
    Seohan Co., Ltd........................................  37,879      56,451
    Seohee Construction Co., Ltd...........................  74,915      77,640
    Seojin System Co., Ltd.................................   2,175      58,258
    Seoul Auction Co., Ltd.................................   1,148      11,585
    Seoul Semiconductor Co., Ltd...........................  16,261     292,965
    SEOWONINTECH Co., Ltd..................................   3,132      11,131
    Seoyon Co., Ltd........................................   5,803      17,162
    Seoyon E-Hwa Co., Ltd..................................   6,608      23,225
*   Sewon Cellontech Co., Ltd..............................   8,438      27,454
    SFA Engineering Corp...................................  10,342     354,202
*   SFA Semicon Co., Ltd...................................  47,418      59,066
*   SG Corp................................................  32,481      17,411
*   SG&G Corp..............................................   6,213       9,549
*   SGA Co., Ltd...........................................  17,926       8,154
    SH Energy & Chemical Co., Ltd..........................  26,194      22,295
*   Shin Poong Pharmaceutical Co., Ltd.....................   3,275      18,547
    Shindaeyang Paper Co., Ltd.............................     852      51,158
    Shinhan Financial Group Co., Ltd.......................  35,829   1,334,480
    Shinhan Financial Group Co., Ltd., ADR.................   2,400      88,824

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     Shinsegae Engineering & Construction Co., Ltd..........     863 $   18,014
     Shinsegae Food Co., Ltd................................     316     25,251
     Shinsegae Information & Communication Co., Ltd.........     458     55,290
     Shinsegae International, Inc...........................     153     19,868
     Shinsegae, Inc.........................................   2,246    512,811
 *   Shinsung E&G Co., Ltd..................................  46,232     46,131
 *   Shinsung Tongsang Co., Ltd.............................  23,223     16,731
 *   Shinwha Intertek Corp..................................  10,450     13,827
 #*  Shinwon Corp...........................................   9,926     14,325
     Shinyoung Securities Co., Ltd..........................   1,715     85,641
     SHOWBOX Corp...........................................  11,923     34,317
 *   Signetics Corp.........................................  17,051     11,562
     SIGONG TECH Co., Ltd...................................   2,357     11,662
     Silicon Works Co., Ltd.................................   2,704     94,185
     Silla Co., Ltd.........................................   3,447     38,191
     SIMMTECH Co., Ltd......................................  10,495     76,267
     SIMMTECH HOLDINGS Co., Ltd.............................  18,290     31,385
     SIMPAC, Inc............................................   4,718      9,796
     Sindoh Co., Ltd........................................   2,353     89,985
     SK Bioland Co., Ltd....................................   1,494     16,425
     SK D&D Co., Ltd........................................   1,460     39,299
     SK Discovery Co., Ltd..................................   6,515    155,160
     SK Gas, Ltd............................................   1,663    106,989
     SK Holdings Co., Ltd...................................   5,344  1,230,488
     SK Hynix, Inc..........................................  96,784  5,828,850
     SK Innovation Co., Ltd.................................   7,223  1,355,540
     SK Materials Co., Ltd..................................     883    144,609
     SK Networks Co., Ltd...................................  58,298    218,585
 #*  SK Securities Co., Ltd................................. 119,774     78,340
 #   SK Telecom Co., Ltd., Sponsored ADR....................   1,400     36,274
     SK Telecom Co., Ltd....................................   1,056    248,140
     SKC Co., Ltd...........................................   6,532    191,025
 *   SKC Solmics Co., Ltd...................................  14,915     40,916
     SKCKOLONPI, Inc........................................   4,953    146,613
     SL Corp................................................   5,784     73,433
 *   SM Entertainment Co....................................   1,003     38,786
 #*  S-MAC Co., Ltd.........................................  17,626     15,864
     SMEC Co., Ltd..........................................   5,759     14,647
 *   SNU Precision Co., Ltd.................................   3,896      8,054
     S-Oil Corp.............................................   5,960    650,369
 *   Solborn, Inc...........................................   4,032     16,441
 *   Solco Biomedical Co., Ltd..............................  20,337      7,349
 *   Solid, Inc.............................................  18,539     43,844
     Songwon Industrial Co., Ltd............................   7,973    121,510
     Soulbrain Co., Ltd.....................................   4,800    221,801
     SPC Samlip Co., Ltd....................................     569     62,940
     Spigen Korea Co., Ltd..................................   1,063     40,087
     Ssangyong Cement Industrial Co., Ltd...................  38,395    162,452
 *   Ssangyong Motor Co.....................................  14,381     46,814
     Suheung Co., Ltd.......................................   1,837     44,212
     Sun Kwang Co., Ltd.....................................   1,670     24,192
 *   Sunchang Corp..........................................   2,455     10,510
     Sung Bo Chemicals Co., Ltd.............................   5,041     26,663
     Sung Kwang Bend Co., Ltd...............................   9,320     95,645
 *   Sungchang Enterprise Holdings, Ltd.....................  23,155     40,162
     Sungdo Engineering & Construction Co., Ltd.............   5,057     19,043
 *   Sungshin Cement Co., Ltd...............................   4,554     35,202
     Sungwoo Hitech Co., Ltd................................  30,887     94,517
 *   Sunjin Co., Ltd........................................   4,911     47,547

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
  *   Suprema HQ, Inc........................................    570 $  2,712
  *   Suprema, Inc...........................................    529    7,491
      SurplusGlobal, Inc.....................................  9,874   26,895
  #*  Synopex, Inc........................................... 18,521   37,890
      Systems Technology, Inc................................  3,867   31,230
      Taekwang Industrial Co., Ltd...........................    162  210,222
  *   Taewoong Co., Ltd......................................  4,024   37,466
      Taeyoung Engineering & Construction Co., Ltd........... 21,354  179,179
  *   Taihan Electric Wire Co., Ltd.......................... 11,757   10,744
  *   Taihan Fiberoptics Co., Ltd............................  3,210   14,374
      Tailim Packaging Co., Ltd..............................  6,595   16,961
  *   TBH Global Co., Ltd....................................  8,225   25,983
      TechWing, Inc..........................................  4,245   37,785
      Tera Semicon Co., Ltd..................................  4,830   62,845
      TES Co., Ltd...........................................  8,997  119,333
      Tesna Co., Ltd.........................................  1,456   27,867
  *   Thinkware Systems Corp.................................  2,160   10,107
  *   TK Chemical Corp....................................... 10,111   16,077
      TK Corp................................................  6,784   72,060
      Tokai Carbon Korea Co., Ltd............................  1,461   72,427
      Tong Yang Moolsan Co., Ltd............................. 16,300   22,151
      Tongyang Life Insurance Co., Ltd....................... 15,930   79,092
      Tongyang, Inc.......................................... 53,574   74,952
      Top Engineering Co., Ltd...............................  7,019   54,379
  #*  Toptec Co., Ltd........................................  8,221   96,090
      Tovis Co., Ltd.........................................  5,714   32,713
      TS Corp................................................  1,615   26,850
  *   T'way Holdings, Inc.................................... 21,014   42,101
      UBCare Co., Ltd........................................  5,068   15,821
  *   Ubiquoss Holdings, Inc.................................  2,090   10,094
      Ubiquoss, Inc..........................................    666   18,426
  *   Ugint Co., Ltd......................................... 27,877   13,330
      UIL Co., Ltd...........................................  4,913   18,888
      Uju Electronics Co., Ltd...............................  2,705   19,171
  *   Unick Corp.............................................  2,721    8,157
      Unid Co., Ltd..........................................  2,127   75,115
      Union Semiconductor Equipment & Materials Co., Ltd..... 11,852   39,144
      Uniquest Corp..........................................  3,608   23,120
  *   Unison Co., Ltd........................................ 15,413   26,358
      UniTest, Inc...........................................  4,699   51,064
      Value Added Technology Co., Ltd........................  1,541   30,701
      Viatron Technologies, Inc..............................  1,640   14,167
      Vieworks Co., Ltd......................................  1,617   45,839
      Visang Education, Inc..................................  2,929   18,372
  *   Vitzrocell Co., Ltd....................................  1,675   15,088
  #*  W Holding Co., Ltd..................................... 36,772   17,100
  *   Webzen, Inc............................................  4,379   57,452
  *   Welcron Co., Ltd.......................................  7,279   18,660
      WeMade Entertainment Co., Ltd..........................    450    9,376
      Whanin Pharmaceutical Co., Ltd.........................  2,132   31,940
  *   WillBes & Co. (The).................................... 19,813   18,828
      Winix, Inc.............................................  1,438   16,758
      WiSoL Co., Ltd......................................... 11,563  158,139
  *   Won Ik Corp............................................  2,720   12,406
  *   Wonik Holdings Co., Ltd................................ 14,260   50,318
      WONIK IPS Co., Ltd.....................................  8,396  140,954
  *   Wonik Materials Co., Ltd...............................  2,336   57,451
  *   Wonik QnC Corp.........................................  3,518   39,095
  *   Woojin, Inc............................................  3,421   13,199

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SOUTH KOREA -- (Continued)
*   Woongjin Co., Ltd......................................    21,955 $     50,493
*   Woongjin Energy Co., Ltd...............................     4,471        6,818
    Woongjin Thinkbig Co., Ltd.............................     9,131       33,208
    Woori Bank.............................................    92,304    1,278,962
*   Woori Investment Bank Co., Ltd.........................    33,793       21,273
*   Woori Technology, Inc..................................    10,028        9,459
*   Woorison F&G Co., Ltd..................................    11,019       15,205
    Woory Industrial Co., Ltd..............................     2,626       65,119
    Wooshin Systems Co., Ltd...............................     3,007       16,423
    WooSung Feed Co., Ltd..................................     6,316       12,520
    Y G-1 Co., Ltd.........................................     9,561       80,916
*   YeaRimDang Publishing Co., Ltd.........................     8,356       37,446
    YES24 Co., Ltd.........................................     2,337        8,382
    YG Entertainment, Inc..................................     1,514       49,126
    YMC Co., Ltd...........................................     4,926       33,661
    Yong Pyong Resort Co., Ltd.............................     6,961       32,300
    Yoosung Enterprise Co., Ltd............................     3,387        8,347
    YooSung T&S Co., Ltd...................................     4,556        9,913
    Youlchon Chemical Co., Ltd.............................     2,627       28,491
    Young Poong Corp.......................................        88       50,727
    Young Poong Precision Corp.............................     3,695       22,837
    Youngone Corp..........................................     6,169      194,081
    Youngone Holdings Co., Ltd.............................     3,180      171,581
*   YoungWoo DSP Co., Ltd..................................     2,864        5,068
*   Yuanta Securities Korea Co., Ltd.......................    40,520      113,109
    Yuhan Corp.............................................       342       50,425
*   Yungjin Pharmaceutical Co., Ltd........................     4,960       24,102
    Zeus Co., Ltd..........................................     2,774       29,692
                                                                      ------------
TOTAL SOUTH KOREA..........................................            121,318,867
                                                                      ------------
SPAIN -- (1.7%)
#   Acciona SA.............................................    14,249    1,201,921
    Acerinox SA............................................    95,941    1,072,036
    ACS Actividades de Construccion y Servicios SA.........    40,192    1,504,851
    Aena SME SA............................................     3,115      497,720
    Alantra Partners SA....................................       733       11,604
    Almirall SA............................................     6,913      125,245
    Amadeus IT Group SA....................................    35,860    2,887,611
*   Amper SA...............................................   289,548       85,643
    Applus Services SA.....................................    68,355      929,284
#   Atresmedia Corp. de Medios de Comunicacion SA..........    40,947      230,617
    Azkoyen SA.............................................     4,802       39,250
    Banco Bilbao Vizcaya Argentaria SA.....................   260,394    1,437,137
    Banco de Sabadell SA................................... 1,013,362    1,334,199
    Banco Santander SA..................................... 1,253,758    5,965,322
#   Banco Santander SA, Sponsored ADR......................    64,308      307,395
    Bankia SA..............................................   147,437      463,109
    Bankinter SA...........................................    24,494      200,679
*   Baron de Ley...........................................       258       31,260
#   Bolsas y Mercados Espanoles SHMSF SA...................    24,710      730,947
#   CaixaBank SA...........................................   375,752    1,520,560
#   Cellnex Telecom SA.....................................    49,602    1,233,913
    Cia de Distribucion Integral Logista Holdings SA.......    17,602      424,975
    CIE Automotive SA......................................    19,308      511,015
    Construcciones y Auxiliar de Ferrocarriles SA..........     6,226      233,723
#*  Deoleo SA..............................................   139,533       13,720
    Deoleo SA..............................................    30,212        2,960
#   Distribuidora Internacional de Alimentacion SA.........   196,064      147,843
#*  Duro Felguera SA.......................................   479,401        6,462

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SPAIN -- (Continued)
    Ebro Foods SA..........................................  17,019 $   334,074
*   eDreams ODIGEO SA......................................  19,877      80,943
    Elecnor SA.............................................  10,479     132,851
    Enagas SA..............................................  99,393   2,635,252
    Ence Energia y Celulosa SA.............................  85,077     714,633
    Endesa SA..............................................  28,968     605,694
    Ercros SA..............................................  69,456     315,677
    Euskaltel SA...........................................  38,038     318,455
    Faes Farma SA..........................................  85,673     360,264
    Ferrovial SA...........................................  10,958     219,384
    Fluidra SA.............................................  14,665     177,312
*   Fomento de Construcciones y Contratas SA...............  11,826     157,387
*   Global Dominion Access SA..............................  61,555     328,723
    Grifols SA.............................................  29,140     830,205
    Grupo Catalana Occidente SA............................  10,508     434,072
#*  Grupo Empresarial San Jose SA..........................   5,388      29,571
    Iberdrola S.A.......................................... 688,757   4,873,524
*   Indra Sistemas SA......................................  57,644     569,716
#   Industria de Diseno Textil SA..........................  35,091     989,029
*   Liberbank SA........................................... 636,832     297,989
    Mapfre SA.............................................. 576,448   1,722,536
    Mediaset Espana Comunicacion SA........................  89,514     608,681
    Melia Hotels International SA..........................  45,681     469,428
    Miquel y Costas & Miquel SA............................   7,546     247,759
*   Natra SA...............................................  22,147      21,940
    Naturgy Energy Group SA................................  71,603   1,759,833
#   Obrascon Huarte Lain SA................................  47,065      53,725
    Papeles y Cartones de Europa SA........................  18,922     358,069
#*  Promotora de Informaciones SA, Class A.................  92,402     167,781
    Prosegur Cia de Seguridad SA........................... 114,510     635,955
*   Quabit Inmobiliaria SA.................................  20,348      39,102
*   Realia Business SA.....................................  34,650      38,856
    Red Electrica Corp. SA.................................  57,730   1,195,384
    Repsol SA, Sponsored ADR...............................     226       4,029
    Repsol SA.............................................. 185,766   3,319,420
    Sacyr S.A.............................................. 235,535     568,542
*   Siemens Gamesa Renewable Energy SA.....................  13,059     144,628
*   Solaria Energia y Medio Ambiente SA....................  19,808      85,285
*   Talgo SA...............................................  44,546     226,195
    Tecnicas Reunidas SA...................................   9,921     266,752
    Telefonica SA, Sponsored ADR...........................   6,481      53,209
    Telefonica SA.......................................... 245,727   2,015,713
*   Tubacex SA.............................................  17,854      63,270
#*  Tubos Reunidos SA......................................  22,892       5,147
    Vidrala SA.............................................   6,516     541,116
    Viscofan SA............................................  21,102   1,262,243
*   Vocento SA.............................................   5,805       8,143
    Zardoya Otis SA........................................  55,531     380,151
                                                                    -----------
TOTAL SPAIN................................................          53,818,648
                                                                    -----------
SWEDEN -- (1.9%)
    AAK AB.................................................  48,336     728,586
    Acando AB..............................................  33,126     116,550
    AddLife AB.............................................   2,311      52,966
    AddNode Group AB.......................................   4,944      60,519
    AddTech AB, Class B....................................  14,286     292,162
    AF AB, Class B.........................................  19,366     415,345
    Ahlsell AB.............................................  29,083     147,202
    Alfa Laval AB..........................................  27,674     706,105

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SWEDEN -- (Continued)
 #   Alimak Group AB........................................  2,704 $   38,062
 #*  Anoto Group AB......................................... 31,703     11,315
 *   Anoto Group AB.........................................  2,438      1,012
     Arjo AB, Class B....................................... 29,000     98,533
     Assa Abloy AB, Class B................................. 24,978    496,831
     Atlas Copco AB, Class A................................ 25,604    632,976
     Atlas Copco AB, Class B................................ 14,879    340,778
     Atrium Ljungberg AB, Class B........................... 11,356    192,373
     Attendo AB.............................................  7,548     68,256
 #   Avanza Bank Holding AB.................................  6,527    349,026
     Axfood AB.............................................. 15,786    281,607
 *   BE Group AB............................................    696      3,309
     Beijer Alma AB......................................... 20,027    302,051
     Beijer Ref AB..........................................    867     13,692
     Bergman & Beving AB....................................  7,954     74,675
     Betsson AB............................................. 66,275    575,467
     Bilia AB, Class A...................................... 60,249    564,325
 #   BillerudKorsnas AB..................................... 70,507    835,188
     BioGaia AB, Class B....................................  4,489    181,738
     Biotage AB.............................................  8,218    107,691
     Bjorn Borg AB.......................................... 11,408     27,274
     Boliden AB............................................. 65,665  1,499,573
 #   Bonava AB, Class B..................................... 21,719    245,310
     Bravida Holding AB..................................... 17,675    129,852
     Bufab AB............................................... 13,594    137,615
 #   Bulten AB..............................................  5,345     57,817
     Bure Equity AB......................................... 21,217    276,202
 #   Byggmax Group AB....................................... 33,815    137,889
     Castellum AB........................................... 17,806    306,935
     Catena AB..............................................  4,224     85,817
 #*  Cavotec SA.............................................  5,921     13,719
 #   Clas Ohlson AB, Class B................................ 13,808    116,045
     Cloetta AB, Class B.................................... 63,560    191,583
 *   Collector AB...........................................  4,634     27,069
     Com Hem Holding AB..................................... 69,476  1,083,930
     Concentric AB.......................................... 13,349    179,134
     Coor Service Management Holding AB.....................  6,606     46,545
     Dedicare AB, Class B...................................    797      4,924
     Dios Fastigheter AB.................................... 24,883    149,886
     Dometic Group AB....................................... 45,950    320,909
 *   Doro AB................................................ 11,734     52,500
     Duni AB................................................ 11,128    124,850
 #   Dustin Group AB........................................ 37,044    297,134
     Eastnine AB............................................  9,352     87,766
     Elanders AB, Class B...................................  2,784     28,771
     Electrolux AB.......................................... 23,805    494,663
     Elekta AB, Class B..................................... 33,319    422,542
 #*  Eltel AB............................................... 12,624     27,405
 *   Enea AB................................................  3,603     41,909
 *   Epiroc AB, Class A..................................... 25,604    224,697
 *   Epiroc AB, Class B..................................... 14,879    122,430
     Essity AB, Class A.....................................  2,277     51,738
     Essity AB, Class B..................................... 34,871    795,807
     eWork Group AB.........................................  2,020     19,185
     Fabege AB.............................................. 45,622    582,565
 #   Fagerhult AB........................................... 13,015    114,382
 *   Fastighets AB Balder, Class B.......................... 12,918    323,973
     FastPartner AB.........................................  6,432     38,658
     Fenix Outdoor International AG.........................    880     87,219

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWEDEN -- (Continued)
 #*  Fingerprint Cards AB, Class B..........................  33,245 $   41,094
     Getinge AB, Class B....................................  49,450    485,072
     Granges AB.............................................  40,939    432,811
     Gunnebo AB.............................................  16,354     43,538
     Haldex AB..............................................  18,099    153,101
     Hemfosa Fastigheter AB.................................  41,855    517,090
 #   Hennes & Mauritz AB, Class B...........................  48,216    851,628
     Hexagon AB, Class B....................................  11,231    549,686
     Hexpol AB..............................................  61,107    565,487
     HIQ International AB...................................  18,807    105,701
 #   Hoist Finance AB.......................................   4,717     37,827
     Holmen AB, Class B.....................................  29,156    667,484
     Hufvudstaden AB, Class A...............................  17,897    264,581
     Husqvarna AB, Class A..................................   3,909     29,628
     Husqvarna AB, Class B..................................  96,883    731,026
 #   ICA Gruppen AB.........................................  11,764    416,203
     Indutrade AB...........................................  18,684    448,483
 #   Intrum AB..............................................  15,979    407,565
     Inwido AB..............................................  26,971    179,743
 #   ITAB Shop Concept AB, Class B..........................   6,100     11,980
 #   JM AB..................................................  37,329    708,080
     KappAhl AB.............................................  39,156    112,233
     Karo Pharma AB.........................................  43,062    173,867
     Kindred Group P.L.C....................................  70,894    755,815
     Klovern AB, Class B.................................... 155,399    179,303
     KNOW IT AB.............................................  11,853    230,509
     Kungsleden AB..........................................  49,262    344,348
     Lagercrantz Group AB, Class B..........................  19,630    193,103
     Lifco AB, Class B......................................   4,400    186,829
     Lindab International AB................................  25,810    180,334
     Loomis AB, Class B.....................................  40,095  1,239,723
     Lundin Petroleum AB....................................  16,381    498,378
 #*  Medivir AB, Class B....................................   4,452     17,594
     Mekonomen AB...........................................   9,820    115,022
 #   Mekonomen AB...........................................   5,611     65,607
     Millicom International Cellular SA.....................  16,074    907,091
     Modern Times Group MTG AB, Class B.....................  14,856    548,389
     Momentum Group AB, Class B.............................   8,835     88,694
 #   MQ Holding AB..........................................  11,956     16,143
 #   Mycronic AB............................................  20,214    253,540
 #   NCC AB, Class B........................................  20,256    301,844
     Nederman Holding AB....................................     851      9,297
     NetEnt AB..............................................  54,439    279,221
     New Wave Group AB, Class B.............................  27,186    165,270
     Nibe Industrier AB, Class B............................  65,051    678,935
     Nobia AB...............................................  70,790    450,293
     Nobina AB..............................................  81,238    542,069
     Nolato AB, Class B.....................................  12,358    569,035
     Nordea Bank Abp........................................ 255,157  2,217,538
     Opus Group AB.......................................... 125,884     76,948
     Oriflame Holding AG....................................  13,991    330,283
     Pandox AB..............................................  18,633    318,323
     Peab AB................................................ 106,789    940,017
     Platzer Fastigheter Holding AB, Class B................   2,223     14,354
     Pricer AB, Class B.....................................  56,354     62,830
     Proact IT Group AB.....................................   5,567    106,962
 #*  Qliro Group AB.........................................  26,974     35,592
 *   Radisson Hospitality AB................................  19,651     75,872
     Ratos AB, Class B......................................  80,168    216,516

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (Continued)
#*  RaySearch Laboratories AB..............................   6,442 $    81,189
*   Recipharm AB, Class B..................................   2,457      36,358
    Rottneros AB...........................................  37,562      48,315
#   Saab AB, Class B.......................................  11,289     442,598
    Sagax AB, Class B......................................  10,084     140,660
    Sandvik AB.............................................  71,174   1,125,175
*   SAS AB................................................. 178,310     402,618
    Scandi Standard AB.....................................  26,009     159,435
    Scandic Hotels Group AB................................  28,508     260,587
    Sectra AB, Class B.....................................   4,559     118,887
    Securitas AB, Class B..................................  33,360     571,743
    Semcon AB..............................................   2,968      17,190
*   Sensys Gatso Group AB..................................  93,608      17,460
    Skandinaviska Enskilda Banken AB, Class A.............. 134,170   1,388,444
    Skandinaviska Enskilda Banken AB, Class C..............   1,487      15,272
    Skanska AB, Class B....................................  30,045     472,295
    SKF AB, Class A........................................   2,953      47,147
    SKF AB, Class B........................................  99,854   1,600,871
    SkiStar AB.............................................  12,118     315,808
    SSAB AB, Class A.......................................   2,266       9,060
    SSAB AB, Class A.......................................  32,153     128,364
    SSAB AB, Class B.......................................  12,844      41,590
    SSAB AB, Class B.......................................  86,676     281,095
    Svenska Cellulosa AB SCA, Class A......................   4,431      42,868
    Svenska Cellulosa AB SCA, Class B...................... 119,169   1,126,559
    Svenska Handelsbanken AB, Class A...................... 128,285   1,394,437
#   Svenska Handelsbanken AB, Class B......................   2,115      23,428
    Sweco AB, Class B......................................  23,921     539,348
    Swedbank AB, Class A...................................  93,181   2,096,063
    Swedish Match AB.......................................  10,762     548,202
*   Swedish Orphan Biovitrum AB............................  14,352     292,920
    Systemair AB...........................................   2,297      24,287
    Tele2 AB, Class B......................................  85,242     967,943
    Telefonaktiebolaget LM Ericsson, Sponsored ADR.........   2,688      23,278
    Telefonaktiebolaget LM Ericsson, Class A...............   3,536      31,357
    Telefonaktiebolaget LM Ericsson, Class B............... 192,051   1,672,141
    Telia Co. AB........................................... 501,685   2,258,330
    Thule Group AB.........................................  36,833     729,316
    Trelleborg AB, Class B.................................  35,084     633,000
    Troax Group AB.........................................   3,109      86,265
    Vitrolife AB...........................................  17,265     255,732
    Volvo AB, Class A......................................  31,799     476,169
    Volvo AB, Class B...................................... 229,006   3,420,011
    Wallenstam AB, Class B.................................  41,969     378,135
    Wihlborgs Fastigheter AB...............................  36,710     414,167
                                                                    -----------
TOTAL SWEDEN...............................................          62,966,208
                                                                    -----------
SWITZERLAND -- (4.1%)
    ABB, Ltd., Sponsored ADR...............................  11,588     232,455
    ABB, Ltd............................................... 294,037   5,916,477
    Adecco Group AG........................................  38,814   1,900,723
    Allreal Holding AG.....................................   5,893     903,997
*   Alpiq Holding AG.......................................   1,161      97,966
    ALSO Holding AG........................................   2,206     250,018
#   ams AG.................................................   7,373     287,232
    APG SGA SA.............................................     491     172,921
#*  Arbonia AG.............................................  16,794     210,673
#*  Aryzta AG..............................................  31,965     298,135
    Ascom Holding AG.......................................  12,407     197,866

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWITZERLAND -- (Continued)
 #   Autoneum Holding AG....................................   1,342 $  259,385
     Bachem Holding AG, Class B.............................     635     74,253
     Baloise Holding AG.....................................  13,614  1,945,890
     Banque Cantonale de Geneve.............................     174     33,600
     Banque Cantonale Vaudoise..............................     758    566,540
     Barry Callebaut AG.....................................     521  1,018,334
     Belimo Holding AG......................................     137    612,724
     Bell Food Group AG.....................................     809    253,681
     Bellevue Group AG......................................   3,885     84,464
     Berner Kantonalbank AG.................................     879    184,952
     BFW Liegenschaften AG..................................     830     36,165
     BKW AG.................................................   3,354    212,730
     Bobst Group SA.........................................   5,079    383,917
     Bossard Holding AG, Class A............................   3,556    579,785
     Bucher Industries AG...................................   2,573    709,609
 #   Burckhardt Compression Holding AG......................   1,389    460,269
 #   Burkhalter Holding AG..................................   1,410    110,127
     Calida Holding AG......................................   1,330     41,456
     Carlo Gavazzi Holding AG...............................     199     54,079
     Cembra Money Bank AG...................................  10,884    912,815
     Chocoladefabriken Lindt & Spruengli AG.................       5    399,062
     Cicor Technologies, Ltd................................     937     46,819
     Cie Financiere Richemont SA............................  28,792  2,104,424
     Cie Financiere Tradition SA............................     629     66,194
     Clariant AG............................................  80,922  1,744,102
     Coltene Holding AG.....................................   1,472    150,229
     Conzzeta AG............................................     398    355,893
     Credit Suisse Group AG................................. 173,607  2,269,678
     Credit Suisse Group AG, Sponsored ADR..................  11,668    150,870
     Daetwyler Holding AG...................................   3,169    481,106
     DKSH Holding AG........................................   8,678    585,072
 #   dormakaba Holding AG...................................     982    708,455
 *   Dottikon Es Holding AG.................................      32     16,287
 #   Dufry AG...............................................  11,195  1,261,451
     EFG International AG...................................  40,292    284,210
     Emmi AG................................................     898    652,701
     EMS-Chemie Holding AG..................................     594    327,277
     Feintool International Holding AG......................     985     92,296
     Flughafen Zurich AG....................................   7,340  1,450,624
     Forbo Holding AG.......................................     287    421,256
     GAM Holding AG.........................................  87,631    508,886
     Geberit AG.............................................   2,493    976,103
     Georg Fischer AG.......................................   2,345  2,181,660
     Givaudan SA............................................     690  1,672,503
     Gurit Holding AG.......................................     206    187,040
     Helvetia Holding AG....................................   2,431  1,489,049
 #   Hiag Immobilien Holding AG.............................     988    116,611
 #   HOCHDORF Holding AG....................................     378     57,644
     Huber & Suhner AG......................................   4,423    302,753
     Implenia AG............................................   6,052    336,433
     Inficon Holding AG.....................................     821    393,763
     Interroll Holding AG...................................     300    555,019
     Intershop Holding AG...................................     329    161,664
     Investis Holding SA....................................     239     14,520
     Julius Baer Group, Ltd.................................  46,107  2,102,699
     Jungfraubahn Holding AG................................     519     68,266
     Kardex AG..............................................   2,304    299,497
     Komax Holding AG.......................................   1,351    370,046
 #   Kudelski SA............................................  13,192     92,864

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Kuehne + Nagel International AG........................   3,270 $   454,480
    LafargeHolcim, Ltd.....................................  36,253   1,678,892
    LafargeHolcim, Ltd.....................................   6,741     310,344
*   Lastminute.com NV......................................     941      17,266
    LEM Holding SA.........................................     135     154,310
    Liechtensteinische Landesbank AG.......................   2,194     141,570
    Logitech International SA..............................   5,234     193,785
    Logitech International SA..............................  27,599   1,018,955
    Lonza Group AG.........................................   3,165     995,201
    Luzerner Kantonalbank AG...............................   1,008     505,445
#   Meier Tobler Group AG..................................   1,320      22,872
    Metall Zug AG..........................................      59     174,237
#*  Meyer Burger Technology AG.............................  24,599      12,878
    Mobilezone Holding AG..................................  11,754     130,406
    Mobimo Holding AG......................................   2,338     520,632
    Nestle SA.............................................. 200,030  16,887,149
    Novartis AG, Sponsored ADR.............................  20,738   1,813,746
    Novartis AG............................................ 132,989  11,646,152
    OC Oerlikon Corp. AG...................................  66,863     795,749
*   Orascom Development Holding AG.........................   5,075      74,550
    Orior AG...............................................   2,018     178,251
#   Panalpina Welttransport Holding AG.....................   7,345     897,561
    Partners Group Holding AG..............................   1,660   1,181,845
    Phoenix Mecano AG......................................     135      73,134
    Plazza AG, Class A.....................................     199      44,268
    PSP Swiss Property AG..................................  10,200     984,167
#   Rieter Holding AG......................................   1,349     182,109
    Roche Holding AG.......................................     908     221,059
    Roche Holding AG.......................................  26,412   6,427,688
    Romande Energie Holding SA.............................      49      58,388
    Schaffner Holding AG...................................     112      30,007
    Schindler Holding AG...................................   1,218     252,928
*   Schmolz + Bickenbach AG................................ 255,787     187,761
    Schweiter Technologies AG..............................     363     412,204
    SFS Group AG...........................................   7,836     768,675
    SGS SA.................................................     363     862,143
    Siegfried Holding AG...................................   1,556     624,138
    Sika AG................................................  19,260   2,469,565
    Sonova Holding AG......................................   9,125   1,488,143
    St Galler Kantonalbank AG..............................     867     426,916
    Straumann Holding AG...................................   1,478   1,008,892
    Sulzer AG..............................................   5,559     557,974
    Sunrise Communications Group AG........................  25,607   2,253,976
    Swatch Group AG (The)..................................   4,596   1,552,407
    Swatch Group AG (The)..................................   5,303     353,979
    Swiss Life Holding AG..................................   5,729   2,161,063
    Swiss Prime Site AG....................................  19,751   1,602,662
    Swiss Re AG............................................  28,138   2,538,968
#   Swisscom AG............................................  12,175   5,574,709
    Swissquote Group Holding SA............................   3,799     197,511
    Tamedia AG.............................................     825      97,053
    Tecan Group AG.........................................   1,994     449,822
#   Temenos AG.............................................  10,256   1,409,554
    Thurgauer Kantonalbank.................................     480      49,317
    Tornos Holding AG......................................   3,541      28,860
#   u-blox Holding AG......................................   3,573     447,716
    UBS Group AG........................................... 264,286   3,693,956
*   UBS Group AG...........................................  14,105     196,060
    Valiant Holding AG.....................................   5,043     569,451

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
SWITZERLAND -- (Continued)
    Valora Holding AG......................................   1,590 $    397,763
    VAT Group AG...........................................   8,658      868,764
    Vaudoise Assurances Holding SA.........................     378      189,949
    Vetropack Holding AG...................................      44      100,716
    Vifor Pharma AG........................................   4,279      618,440
    Vontobel Holding AG....................................  11,973      742,866
    VP Bank AG.............................................     763      122,793
    VZ Holding AG..........................................     610      172,803
    Walliser Kantonalbank..................................     123       13,798
    Warteck Invest AG......................................       7       13,282
#   Ypsomed Holding AG.....................................     888      119,191
    Zehnder Group AG.......................................   3,885      155,435
    Zueblin Immobilien Holding AG..........................     454       12,421
    Zuger Kantonalbank AG..................................      13       75,115
#   Zurich Insurance Group AG..............................  16,665    5,174,168
                                                                    ------------
TOTAL SWITZERLAND..........................................          133,299,267
                                                                    ------------
TAIWAN -- (3.6%)
    ABC Taiwan Electronics Corp............................  32,760       22,006
    Ability Enterprise Co., Ltd............................ 123,988       48,665
    Ability Opto-Electronics Technology Co., Ltd...........  44,513       70,647
    AcBel Polytech, Inc.................................... 160,000       92,025
#   Accton Technology Corp................................. 139,000      384,741
#   Acer, Inc.............................................. 673,000      473,564
    ACES Electronic Co., Ltd...............................  37,000       18,822
    Acter Co., Ltd.........................................  23,550      122,657
*   Action Electronics Co., Ltd............................  63,000       12,000
    Actron Technology Corp.................................  33,000       97,376
    A-DATA Technology Co., Ltd.............................  89,000      108,847
    Addcn Technology Co., Ltd..............................   4,000       31,251
    Adlink Technology, Inc.................................  28,659       32,544
    Advanced Ceramic X Corp................................  13,000       81,876
    Advanced International Multitech Co., Ltd..............  60,000       61,147
*   Advanced Lithium Electrochemistry Cayman Co., Ltd......  30,000       13,493
    Advanced Optoelectronic Technology, Inc................  31,000       15,819
    Advanced Wireless Semiconductor Co.....................  47,000       58,752
    Advancetek Enterprise Co., Ltd.........................  50,571       24,639
    Advantech Co., Ltd.....................................  17,599      121,435
    Aerospace Industrial Development Corp.................. 287,000      261,957
*   AGV Products Corp...................................... 174,875       37,428
    Airmate Cayman International Co., Ltd..................  23,000        9,534
#   Airtac International Group.............................  28,229      243,538
    Alchip Technologies, Ltd...............................  22,000       49,643
*   ALI Corp............................................... 124,000       37,114
    All Ring Tech Co., Ltd.................................  25,000       35,011
    Allied Circuit Co., Ltd................................  13,000       22,300
    Allis Electric Co., Ltd................................  60,000       23,137
    Alltop Technology Co., Ltd.............................  23,000       35,469
#   Alpha Networks, Inc.................................... 134,300       59,248
    Altek Corp............................................. 121,000       89,566
    Amazing Microelectronic Corp...........................  35,213       83,437
    Ambassador Hotel (The).................................  48,000       34,591
    Ampire Co., Ltd........................................  28,000       15,400
*   AmTRAN Technology Co., Ltd............................. 298,000      113,877
    Anderson Industrial Corp...............................  90,405       29,431
    Anpec Electronics Corp.................................  30,799       52,840
    AP Memory Technology Corp..............................   8,397       12,206
    Apacer Technology, Inc.................................  16,750       14,146
    APAQ Technology Co., Ltd...............................  25,267       24,005

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
    TAIWAN -- (Continued)
    APCB, Inc..............................................    51,000 $   42,908
    Apex Biotechnology Corp................................    32,000     27,940
*   Apex International Co., Ltd............................    53,550     51,087
    Arcadyan Technology Corp...............................    41,000     67,056
    Ardentec Corp..........................................   243,990    212,829
    Argosy Research, Inc...................................    22,000     19,546
    ASE Technology Holding Co., Ltd., ADR..................     8,500     32,555
    ASE Technology Holding Co., Ltd........................   688,931  1,389,521
    Asia Cement Corp.......................................   526,000    557,705
    Asia Electronic Material Co., Ltd......................    26,000     13,628
    Asia Optical Co., Inc..................................    63,000    113,491
*   Asia Pacific Telecom Co., Ltd..........................   706,000    135,924
    Asia Plastic Recycling Holding, Ltd....................    96,159     19,299
    Asia Polymer Corp......................................   134,962     59,435
    Asia Tech Image, Inc...................................    17,000     19,987
    Asia Vital Components Co., Ltd.........................   132,000     90,742
    ASMedia Technology, Inc................................     7,260    100,507
    ASPEED Technology, Inc.................................     5,000     73,679
    ASROCK, Inc............................................    12,000     18,961
    Asustek Computer, Inc..................................    84,000    622,880
    Aten International Co., Ltd............................    49,000    122,929
#   AU Optronics Corp., Sponsored ADR......................    12,300     47,109
    AU Optronics Corp...................................... 3,378,000  1,319,803
    Audix Corp.............................................    17,000     19,427
    AURAS Technology Co., Ltd..............................    28,000     54,575
    Aurora Corp............................................    14,100     42,933
    Avalue Technology, Inc.................................    20,000     23,601
    Avermedia Technologies.................................    85,000     25,758
    AVY Precision Technology, Inc..........................    43,114     40,228
    Axiomtek Co., Ltd......................................    10,000     16,197
    Bank of Kaohsiung Co., Ltd.............................   173,179     49,274
    Basso Industry Corp....................................    67,000     94,709
    BenQ Materials Corp....................................    46,000     21,567
#   BES Engineering Corp...................................   557,000    126,472
    Bin Chuan Enterprise Co., Ltd..........................    22,000      9,973
    Biostar Microtech International Corp...................    74,000     23,086
    Bioteque Corp..........................................    31,000     83,823
#   Bizlink Holding, Inc...................................    48,488    259,438
*   Boardtek Electronics Corp..............................    37,000     33,054
    Bothhand Enterprise, Inc...............................    26,000     31,002
    Bright Led Electronics Corp............................    41,000     13,188
    Brighton-Best International Taiwan, Inc................    42,423     45,684
*   Browave Corp...........................................    11,000     11,021
    C Sun Manufacturing, Ltd...............................    98,000     78,970
*   Cameo Communications, Inc..............................    53,000     13,612
    Capital Futures Corp...................................    15,400     20,592
    Capital Securities Corp................................   774,680    232,139
    Career Technology MFG. Co., Ltd........................    43,071     59,750
*   Carnival Industrial Corp...............................   117,000     16,531
#   Casetek Holdings, Ltd..................................    68,377     96,719
    Caswell, Inc...........................................    13,000     30,258
    Catcher Technology Co., Ltd............................   162,000  1,638,011
    Cathay Financial Holding Co., Ltd......................   593,000    941,490
    Cathay Real Estate Development Co., Ltd................   198,000    117,766
    Cayman Engley Industrial Co., Ltd......................    10,654     38,181
    Celxpert Energy Corp...................................    20,000     20,115
    Center Laboratories, Inc...............................   110,458    204,597
    Central Reinsurance Co., Ltd...........................    38,850     20,902
    Chailease Holding Co., Ltd.............................   263,935    757,008

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
     Chain Chon Industrial Co., Ltd.........................    47,000 $ 12,277
     ChainQui Construction Development Co., Ltd.............    22,800   20,984
 *   Champion Building Materials Co., Ltd...................   118,000   26,492
     Chang Hwa Commercial Bank, Ltd.........................   779,509  442,833
     Chang Wah Electromaterials, Inc........................    17,900   73,973
     Chang Wah Technology Co., Ltd..........................     5,000   38,045
     Channel Well Technology Co., Ltd.......................    48,000   33,803
     Chant Sincere Co., Ltd.................................    19,000   12,871
 #   Charoen Pokphand Enterprise............................    93,000  126,182
     Chaun-Choung Technology Corp...........................    31,000  104,293
     CHC Healthcare Group...................................    22,000   23,394
     CHC Resources Corp.....................................    33,000   53,803
     Chen Full International Co., Ltd.......................    38,000   39,938
     Chenbro Micom Co., Ltd.................................    23,000   24,834
 *   Cheng Fwa Industrial Co., Ltd..........................    36,000   14,600
     Cheng Loong Corp.......................................   315,000  201,183
 *   Cheng Mei Materials Technology Corp....................   197,000   45,784
 #   Cheng Shin Rubber Industry Co., Ltd....................   346,000  488,152
     Cheng Uei Precision Industry Co., Ltd..................   156,000  107,708
     Chenming Mold Industry Corp............................    32,000   14,465
     Chia Hsin Cement Corp..................................   130,000   48,392
     Chian Hsing Forging Industrial Co., Ltd................    16,000   21,063
     Chicony Electronics Co., Ltd...........................   276,773  554,733
 #   Chicony Power Technology Co., Ltd......................    54,481   75,873
     Chieftek Precision Co., Ltd............................    35,000   81,776
     Chien Kuo Construction Co., Ltd........................    75,000   23,323
 #   Chilisin Electronics Corp..............................    64,674  155,784
     China Airlines, Ltd.................................... 2,102,000  623,753
     China Bills Finance Corp...............................   352,000  150,425
     China Chemical & Pharmaceutical Co., Ltd...............   105,000   62,094
     China Development Financial Holding Corp............... 1,952,000  628,502
     China Electric Manufacturing Corp......................   173,000   49,018
     China Fineblanking Technology Co., Ltd.................    15,150   18,230
     China General Plastics Corp............................   187,729  111,512
     China Glaze Co., Ltd...................................    48,000   16,103
     China Life Insurance Co., Ltd..........................   370,612  352,248
     China Man-Made Fiber Corp..............................   687,777  218,583
     China Metal Products...................................   103,000  100,415
     China Motor Corp.......................................   191,000  144,192
 *   China Petrochemical Development Corp................... 1,053,000  385,662
     China Steel Chemical Corp..............................    35,000  142,472
     China Steel Corp....................................... 1,098,000  867,196
     China Steel Structure Co., Ltd.........................    45,000   37,936
     China Wire & Cable Co., Ltd............................    31,000   24,146
     Chinese Maritime Transport, Ltd........................    54,000   52,955
 *   Ching Feng Home Fashions Co., Ltd......................    69,000   31,711
 #   Chin-Poon Industrial Co., Ltd..........................   145,000  162,046
     Chipbond Technology Corp...............................   271,000  499,125
     ChipMOS Techinologies, Inc.............................   186,133  128,768
     Chlitina Holding, Ltd..................................    20,000  133,704
     Chong Hong Construction Co., Ltd.......................   107,100  244,162
     Chroma ATE, Inc........................................    47,000  165,572
     Chun Yuan Steel........................................   140,000   45,305
     Chung Hsin Electric & Machinery Manufacturing Corp.....   156,000  102,650
 *   Chung Hung Steel Corp..................................   525,000  200,793
     Chung Hwa Pulp Corp....................................   193,228   56,846
     Chunghwa Precision Test Tech Co., Ltd..................     2,000   27,094
     Chunghwa Telecom Co., Ltd., Sponsored ADR..............     3,400  119,272
     Chunghwa Telecom Co., Ltd..............................    79,000  279,040

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Chyang Sheng Dyeing & Finishing Co., Ltd...............    54,000 $   20,158
    Cleanaway Co., Ltd.....................................    43,000    237,309
    Clevo Co...............................................   184,000    143,301
#*  CMC Magnetics Corp.....................................   658,219    117,735
    C-Media Electronics, Inc...............................    19,000     10,008
    Coland Holdings, Ltd...................................    13,000     11,595
    Compal Electronics, Inc................................ 1,134,000    626,396
#   Compeq Manufacturing Co., Ltd..........................   614,000    394,371
    Compucase Enterprise...................................    33,000     22,323
    Concord Securities Co., Ltd............................   156,140     36,480
    Concraft Holding Co., Ltd..............................    13,200     50,169
    Continental Holdings Corp..............................   139,000     58,349
*   Contrel Technology Co., Ltd............................    70,000     36,595
#   Coremax Corp...........................................    28,000     87,368
    Coretronic Corp........................................   164,000    225,679
    Co-Tech Development Corp...............................    90,552     74,853
    Coxon Precise Industrial Co., Ltd......................    34,000     16,506
    Creative Sensor, Inc...................................    35,000     20,716
    CTBC Financial Holding Co., Ltd........................ 1,572,563  1,053,036
    CTCI Corp..............................................   341,000    481,566
    Cub Elecparts, Inc.....................................    14,086     85,244
    CviLux Corp............................................    28,360     20,480
    CX Technology Co., Ltd.................................    28,986     19,313
    Cyberlink Corp.........................................    23,000     46,209
    CyberPower Systems, Inc................................    17,000     39,626
    CyberTAN Technology, Inc...............................   105,000     41,529
    Cypress Technology Co., Ltd............................    17,800     32,822
    DA CIN Construction Co., Ltd...........................    86,000     50,949
    Dadi Early-Childhood Education Group, Ltd..............    11,482     79,465
    Dafeng TV, Ltd.........................................    12,000     13,210
    Da-Li Development Co., Ltd.............................    84,143     73,162
*   Danen Technology Corp..................................   107,000      9,843
    Darfon Electronics Corp................................    95,000    109,530
    Darwin Precisions Corp.................................    90,000     44,826
    Davicom Semiconductor, Inc.............................    23,000     11,385
    Daxin Materials Corp...................................    26,900     56,253
    De Licacy Industrial Co., Ltd..........................    71,947     45,752
*   Delpha Construction Co., Ltd...........................    27,000     13,707
    Delta Electronics, Inc.................................   103,365    435,086
    Depo Auto Parts Ind Co., Ltd...........................    49,000    106,466
    Dimerco Data System Corp...............................    11,000     12,010
    Dimerco Express Corp...................................    18,000     10,942
*   D-Link Corp............................................   252,800     82,480
*   Dynamic Electronics Co., Ltd...........................    92,000     21,781
    Dynapack International Technology Corp.................    56,000     70,416
    E Ink Holdings, Inc....................................   198,000    156,788
    E.Sun Financial Holding Co., Ltd....................... 1,371,681    910,755
    Eastern Media International Corp.......................   100,000     44,947
    Eclat Textile Co., Ltd.................................    26,583    316,516
    ECOVE Environment Corp.................................    14,000     77,379
*   Edimax Technology Co., Ltd.............................    97,000     26,172
*   Edison Opto Corp.......................................    22,000      8,755
    Edom Technology Co., Ltd...............................    65,467     26,119
    eGalax_eMPIA Technology, Inc...........................    18,387     23,221
    Egis Technology, Inc...................................    37,000    116,706
    Elan Microelectronics Corp.............................    46,900     87,620
*   E-Lead Electronic Co., Ltd.............................    12,000      5,018
    E-LIFE MALL Corp.......................................    23,000     46,337
    Elite Advanced Laser Corp..............................    90,768    158,654

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
#   Elite Material Co., Ltd................................   139,000 $  278,620
    Elite Semiconductor Memory Technology, Inc.............    81,000     77,947
    Elitegroup Computer Systems Co., Ltd...................   138,000     56,802
    eMemory Technology, Inc................................    18,000    133,563
#   Ennoconn Corp..........................................    30,253    201,211
    EnTie Commercial Bank Co., Ltd.........................    51,000     20,741
    Epileds Technologies, Inc..............................    24,000     10,944
    Epistar Corp...........................................   285,000    258,416
    Eson Precision Ind. Co., Ltd...........................    16,000     14,381
    Eternal Materials Co., Ltd.............................   250,029    186,389
*   E-Ton Solar Tech Co., Ltd..............................    44,000      3,604
*   Etron Technology, Inc..................................    83,000     22,938
    Eurocharm Holdings Co., Ltd............................    13,000     36,602
    Eva Airways Corp....................................... 1,484,870    680,210
*   Everest Textile Co., Ltd...............................    62,587     24,315
    Evergreen International Storage & Transport Corp.......   217,000     89,857
    Evergreen Marine Corp. Taiwan, Ltd.....................   574,646    212,295
    Everlight Chemical Industrial Corp.....................   171,405     85,747
    Everlight Electronics Co., Ltd.........................   157,000    135,269
*   Everspring Industry Co., Ltd...........................    41,000     14,551
    Excelliance Mos Corp...................................     7,000     17,804
    Excelsior Medical Co., Ltd.............................    35,000     50,288
    Far Eastern Department Stores, Ltd.....................   384,000    192,062
    Far Eastern International Bank.........................   919,810    294,496
    Far Eastern New Century Corp...........................   544,100    547,265
    Far EasTone Telecommunications Co., Ltd................   162,000    386,043
    Faraday Technology Corp................................    51,600     53,709
    Farglory Land Development Co., Ltd.....................   125,000    142,892
*   Federal Corp...........................................   197,926     69,819
    Feedback Technology Corp...............................     7,700     18,242
    Feng Hsin Steel Co., Ltd...............................   142,000    269,392
    Feng TAY Enterprise Co., Ltd...........................    51,484    309,709
*   First Copper Technology Co., Ltd.......................    87,000     25,438
    First Financial Holding Co., Ltd....................... 1,196,907    757,215
    First Hi-Tec Enterprise Co., Ltd.......................    25,969     26,109
    First Insurance Co., Ltd. (The)........................    66,000     28,819
*   First Steamship Co., Ltd...............................   257,311     88,794
    FLEXium Interconnect, Inc..............................   184,112    465,461
    Flytech Technology Co., Ltd............................    62,297    140,112
    FocalTech Systems Co., Ltd.............................   117,228     85,948
    Forest Water Environment Engineering Co., Ltd..........    10,000     18,310
    Formosa Advanced Technologies Co., Ltd.................    50,000     49,726
    Formosa Chemicals & Fibre Corp.........................   230,000    834,683
    Formosa International Hotels Corp......................    12,672     54,750
    Formosa Laboratories, Inc..............................    30,403     38,638
    Formosa Petrochemical Corp.............................    67,000    264,501
    Formosa Plastics Corp..................................   167,000    546,104
    Formosa Taffeta Co., Ltd...............................   216,000    235,448
    Formosan Rubber Group, Inc.............................   106,110     49,089
    Formosan Union Chemical................................   116,785     62,349
    Fortune Electric Co., Ltd..............................    40,000     23,142
    Founding Construction & Development Co., Ltd...........    49,000     25,351
    Foxconn Technology Co., Ltd............................   131,535    279,311
    Foxsemicon Integrated Technology, Inc..................    36,357    127,249
    Froch Enterprise Co., Ltd..............................    80,000     30,749
    FSP Technology, Inc....................................    45,000     24,942
    Fubon Financial Holding Co., Ltd.......................   890,000  1,396,325
    Fulgent Sun International Holding Co., Ltd.............    40,404     58,866
    Fullerton Technology Co., Ltd..........................    23,000     12,790

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
     Fulltech Fiber Glass Corp..............................   127,000 $ 61,346
     G Shank Enterprise Co., Ltd............................    49,000   34,494
     Gallant Precision Machining Co., Ltd...................    83,000   61,476
     Gamania Digital Entertainment Co., Ltd.................    54,000   99,790
     GCS Holdings, Inc......................................     9,000   12,822
     GEM Services, Inc......................................    31,100   52,984
     Gemtek Technology Corp.................................   128,000   76,158
 #   General Interface Solution Holding, Ltd................   105,000  350,688
     General Plastic Industrial Co., Ltd....................    20,480   17,412
     Generalplus Technology, Inc............................    19,000   18,212
     Genesys Logic, Inc.....................................    35,000   29,656
     Genius Electronic Optical Co., Ltd.....................    33,000  214,361
     GeoVision, Inc.........................................    22,977   14,648
     Getac Technology Corp..................................   163,000  192,055
     Giant Manufacturing Co., Ltd...........................    49,000  187,533
     Giantplus Technology Co., Ltd..........................   151,000   44,793
 #   Gigabyte Technology Co., Ltd...........................   174,000  228,773
 *   Gigastorage Corp.......................................   142,000   32,411
     Ginko International Co., Ltd...........................    13,000   74,225
     Global Brands Manufacture, Ltd.........................   121,000   45,700
     Global Lighting Technologies, Inc......................    25,000   27,633
     Global Mixed Mode Technology, Inc......................    10,000   19,325
     Global PMX Co., Ltd....................................    15,000   34,962
     Global Unichip Corp....................................    21,000  143,500
     Globalwafers Co., Ltd..................................    24,000  191,053
     Globe Union Industrial Corp............................    99,000   46,843
     Gloria Material Technology Corp........................   173,680   93,901
 *   Gold Circuit Electronics, Ltd..........................   160,000   53,070
     Golden Friends Corp....................................    15,000   26,318
     Goldsun Building Materials Co., Ltd....................   363,000   95,903
 #   Gourmet Master Co., Ltd................................    22,237  134,871
     Grand Fortune Securities Co., Ltd......................    54,000   14,025
     Grand Ocean Retail Group, Ltd..........................    31,000   32,268
     Grand Pacific Petrochemical............................   338,000  228,776
     Grand Plastic Technology Corp..........................     7,000   20,843
     GrandTech CG Systems, Inc..............................    24,000   28,213
     Grape King Bio, Ltd....................................    32,000  201,841
     Great China Metal Industry.............................    63,000   50,595
     Great Taipei Gas Co., Ltd..............................    36,000   33,073
     Great Wall Enterprise Co., Ltd.........................   339,000  330,724
     Greatek Electronics, Inc...............................   168,000  209,723
 *   Green Energy Technology, Inc...........................   133,000   43,558
     Green Seal Holding, Ltd................................    25,500   29,956
     Hannstar Board Corp....................................   118,000   80,868
 #   HannStar Display Corp.................................. 1,291,000  284,836
 *   HannsTouch Solution, Inc...............................   174,797   32,494
     Hanpin Electron Co., Ltd...............................    14,000   13,694
     Harvatek Corp..........................................    34,000   13,701
     Hey Song Corp..........................................    58,000   52,154
     Highlight Tech Corp....................................    23,000   13,418
     Highwealth Construction Corp...........................   240,300  352,983
     HIM International Music, Inc...........................    11,900   30,433
     Hiroca Holdings, Ltd...................................    26,000   60,205
     Hitron Technology, Inc.................................    87,559   47,733
 #   Hiwin Technologies Corp................................    47,216  306,437
     Ho Tung Chemical Corp..................................   309,125   66,697
     Hocheng Corp...........................................   129,000   32,340
     Holiday Entertainment Co., Ltd.........................    18,000   33,391
     Holtek Semiconductor, Inc..............................    85,000  161,030

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
#   Holy Stone Enterprise Co., Ltd.........................    71,500 $  225,590
    Hon Hai Precision Industry Co., Ltd....................   508,624  1,294,727
    Hong Pu Real Estate Development Co., Ltd...............    97,000     62,164
    Hong TAI Electric Industrial...........................    63,000     18,574
    Hong YI Fiber Industry Co..............................    56,000     27,703
    Horizon Securities Co., Ltd............................   113,000     22,831
#   Hota Industrial Manufacturing Co., Ltd.................    55,786    234,867
    Hotai Motor Co., Ltd...................................    28,000    193,744
    Hotron Precision Electronic Industrial Co., Ltd........    28,662     32,674
    Hsin Kuang Steel Co., Ltd..............................   100,000    107,679
    Hsin Yung Chien Co., Ltd...............................    18,000     44,891
#*  HTC Corp...............................................   148,000    161,102
    Hu Lane Associate, Inc.................................    41,000    104,793
    HUA ENG Wire & Cable Co., Ltd..........................   132,000     36,905
    Hua Nan Financial Holdings Co., Ltd....................   982,413    554,904
    Huaku Development Co., Ltd.............................   106,000    215,619
    Huang Hsiang Construction Corp.........................    44,000     35,403
    Hung Ching Development & Construction Co., Ltd.........    54,000     40,697
    Hung Sheng Construction, Ltd...........................   298,600    253,898
*   Hwa Fong Rubber Industrial Co., Ltd....................   111,000     45,236
    Ibase Technology, Inc..................................    49,345     51,662
*   Ichia Technologies, Inc................................   138,000     61,842
*   I-Chiun Precision Industry Co., Ltd....................    92,000     25,052
*   Ideal Bike Corp........................................    54,000     13,031
    IEI Integration Corp...................................    63,900     66,715
    Infortrend Technology, Inc.............................    63,000     22,023
    Innodisk Corp..........................................    33,432    115,562
#   Innolux Corp........................................... 6,039,000  1,833,708
    Inpaq Technology Co., Ltd..............................    24,000     18,667
    Intai Technology Corp..................................     7,000     17,819
    Integrated Service Technology, Inc.....................    19,680     21,142
    IntelliEPI, Inc........................................     8,000     11,467
    International CSRC Investment Holdings Co..............   229,020    256,875
    International Games System Co., Ltd....................    32,000    142,357
    Inventec Corp..........................................   538,000    434,812
    Iron Force Industrial Co., Ltd.........................    14,000     27,784
    I-Sheng Electric Wire & Cable Co., Ltd.................    25,000     32,255
    ITE Technology, Inc....................................    43,000     42,232
#   ITEQ Corp..............................................   114,000    146,357
    Jarllytec Co., Ltd.....................................    21,000     29,101
    Jentech Precision Industrial Co., Ltd..................    20,000     37,178
    Jess-Link Products Co., Ltd............................    50,250     43,102
    Jih Lin Technology Co., Ltd............................    28,000     61,704
#   Jih Sun Financial Holdings Co., Ltd....................   589,452    171,209
    Jinli Group Holdings, Ltd..............................    56,056     29,479
    Johnson Health Tech Co., Ltd...........................    26,065     26,790
    Jourdeness Group, Ltd..................................    21,000     52,710
    K Laser Technology, Inc................................   111,000     41,933
    Kaori Heat Treatment Co., Ltd..........................    13,000     14,831
    Kaulin Manufacturing Co., Ltd..........................    45,000     23,425
    Kayee International Group Co., Ltd.....................     8,000     27,320
    KEE TAI Properties Co., Ltd............................   156,000     59,100
    Kenda Rubber Industrial Co., Ltd.......................   127,899    122,552
    Kenmec Mechanical Engineering Co., Ltd.................    84,000     24,759
    Kerry TJ Logistics Co., Ltd............................    45,000     53,059
    Key Ware Electronics Co., Ltd..........................    53,858     14,775
    Kindom Construction Corp...............................   143,000     78,795
    King Chou Marine Technology Co., Ltd...................    36,340     40,012
    King Slide Works Co., Ltd..............................     9,000     93,651

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CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
     King Yuan Electronics Co., Ltd.........................   688,000 $402,942
     Kingpak Technology, Inc................................     7,000   27,952
 #   King's Town Bank Co., Ltd..............................   245,000  234,421
     Kinik Co...............................................    59,000  101,124
 #*  Kinko Optical Co., Ltd.................................    39,000   28,898
     Kinpo Electronics......................................   457,000  136,952
     Kinsus Interconnect Technology Corp....................   112,000  146,972
     KMC Kuei Meng International, Inc.......................    32,300   99,880
     KS Terminals, Inc......................................    32,000   39,364
     Kung Long Batteries Industrial Co., Ltd................    33,000  153,039
     Kung Sing Engineering Corp.............................   101,000   23,253
 *   Kuo Toong International Co., Ltd.......................    59,224   40,103
     Kuoyang Construction Co., Ltd..........................   165,642   60,205
     Kwong Fong Industries Corp.............................    22,464   10,074
     Kwong Lung Enterprise Co., Ltd.........................    20,000   26,631
     KYE Systems Corp.......................................    99,000   26,471
     L&K Engineering Co., Ltd...............................    71,000   58,299
     La Kaffa International Co., Ltd........................    11,000   22,751
     LAN FA Textile.........................................    93,000   24,415
     Land Mark Optoelectronics Corp.........................    20,000  132,932
     Lanner Electronics, Inc................................    30,600   37,376
     Largan Precision Co., Ltd..............................     4,000  437,054
     Laser Tek Taiwan Co., Ltd..............................    14,000   13,084
     Laster Tech Corp., Ltd.................................    16,000   15,946
     LCY Chemical Corp......................................   162,000  272,468
     Lealea Enterprise Co., Ltd.............................   276,000   84,530
     Ledlink Optics, Inc....................................    17,850   15,610
     LEE CHI Enterprises Co., Ltd...........................    36,000   10,490
     Lelon Electronics Corp.................................    30,850   41,927
     Lemtech Holdings Co., Ltd..............................     7,000   34,355
     LES Enphants Co., Ltd..................................    53,000   15,232
     Lextar Electronics Corp................................   102,000   54,531
     Li Cheng Enterprise Co., Ltd...........................    34,238   43,688
 *   Li Peng Enterprise Co., Ltd............................   283,600   74,432
     Lian HWA Food Corp.....................................    17,388   18,354
 *   Lida Holdings, Ltd.....................................    14,000   25,723
 #   Lien Hwa Industrial Corp...............................   242,481  239,097
     Lifestyle Global Enterprise, Inc.......................    11,000   36,599
     Lingsen Precision Industries, Ltd......................   174,000   47,206
     Lion Travel Service Co., Ltd...........................    20,000   53,687
     Lite-On Semiconductor Corp.............................   106,000   85,835
 #   Lite-On Technology Corp................................   700,417  805,296
     Long Bon International Co., Ltd........................   158,875   76,687
 #   Long Chen Paper Co., Ltd...............................   168,279   86,068
     Longwell Co............................................    24,000   19,800
 #   Lotes Co., Ltd.........................................    31,000  174,133
     Lu Hai Holding Corp....................................    13,199   11,919
     Lumax International Corp., Ltd.........................    21,600   43,482
     Lung Yen Life Service Corp.............................    37,000   69,753
 *   LuxNet Corp............................................    39,207   20,576
     Macauto Industrial Co., Ltd............................    26,000   59,867
     Machvision, Inc........................................     9,000   92,600
 #   Macronix International.................................   740,798  412,476
     Makalot Industrial Co., Ltd............................   100,167  537,497
     Marketech International Corp...........................     9,000   12,395
     Materials Analysis Technology, Inc.....................    27,257   36,890
     Mayer Steel Pipe Corp..................................    64,000   28,695
     MediaTek, Inc..........................................    62,000  457,971
     Mega Financial Holding Co., Ltd........................ 1,166,975  988,187

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 TAIWAN -- (Continued)
     Meiloon Industrial Co..................................  42,750 $   27,267
     Mercuries & Associates Holding, Ltd.................... 189,573    122,133
 #*  Mercuries Life Insurance Co., Ltd...................... 386,739    169,628
 #   Merry Electronics Co., Ltd.............................  74,000    320,706
 *   Microbio Co., Ltd...................................... 139,000     75,156
     Microlife Corp.........................................  23,000     62,677
     Micro-Star International Co., Ltd...................... 178,000    396,526
     Mildef Crete, Inc......................................  26,000     31,588
     MIN AIK Technology Co., Ltd............................  58,600     27,406
 #   Mirle Automation Corp..................................  85,000    105,873
     Mitac Holdings Corp.................................... 264,087    214,736
     Mobiletron Electronics Co., Ltd........................  16,000     14,971
     momo.com, Inc..........................................   8,000     48,275
 *   Motech Industries, Inc................................. 153,589     32,294
     MPI Corp...............................................  22,000     36,144
     Nak Sealing Technologies Corp..........................  29,000     67,273
     Namchow Holdings Co., Ltd..............................  78,000    110,188
     Nan Kang Rubber Tire Co., Ltd.......................... 103,000     90,024
     Nan Liu Enterprise Co., Ltd............................   7,000     35,503
     Nan Ya Plastics Corp................................... 337,000    839,470
     Nan Ya Printed Circuit Board Corp......................  85,000     67,980
     Nang Kuang Pharmaceutical Co., Ltd.....................  14,000     12,910
     Nantex Industry Co., Ltd............................... 117,780    110,027
     Nanya Technology Corp.................................. 137,432    229,477
     Netronix, Inc..........................................  31,000     31,537
     New Best Wire Industrial Co., Ltd......................  14,400     13,544
     Nexcom International Co., Ltd..........................  13,000      8,267
 #   Nichidenbo Corp........................................  79,030    122,932
     Nien Hsing Textile Co., Ltd............................  51,245     37,846
     Nien Made Enterprise Co., Ltd..........................  29,000    179,851
     Nishoku Technology, Inc................................  16,000     28,104
     Nova Technology Corp...................................   5,000     23,840
     Novatek Microelectronics Corp..........................  92,000    407,001
     Nuvoton Technology Corp................................  34,000     40,317
     O-Bank Co., Ltd........................................ 476,000    117,137
 *   Ocean Plastics Co., Ltd................................  30,000     24,877
 #   On-Bright Electronics, Inc.............................  19,120    106,625
     OptoTech Corp.......................................... 138,693     71,063
     Orient Europharma Co., Ltd.............................   8,000     13,082
 *   Orient Semiconductor Electronics, Ltd.................. 203,000     46,067
     Oriental Union Chemical Corp........................... 289,000    262,253
     O-TA Precision Industry Co., Ltd.......................  21,422     10,520
     Pacific Hospital Supply Co., Ltd.......................  15,000     32,481
     Paiho Shih Holdings Corp...............................  43,956     58,288
 #*  Pan Jit International, Inc............................. 173,000    125,090
     Pan-International Industrial Corp...................... 156,000     89,534
     Pao long International Co., Ltd........................  21,000      9,660
 #   Parade Technologies, Ltd...............................  34,000    452,523
 *   Paragon Technologies Co., Ltd..........................  26,000     13,910
     Parpro Corp............................................  19,000     17,188
 *   PChome Online, Inc.....................................  10,022     45,825
     PCL Technologies, Inc..................................  15,180     29,954
     P-Duke Technology Co., Ltd.............................  20,700     48,285
 #   Pegatron Corp.......................................... 590,000  1,078,075
     PharmaEngine, Inc......................................   3,599     12,185
     Pharmally International Holding Co., Ltd...............   3,567     26,953
 *   Phihong Technology Co., Ltd............................ 149,222     39,742
     Phison Electronics Corp................................  69,000    453,751
     Pixart Imaging, Inc....................................  14,000     37,108

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Planet Technology Corp.................................    21,000 $   36,072
    Plastron Precision Co., Ltd............................    24,720     10,595
    Plotech Co., Ltd.......................................    24,000     11,767
    Polytronics Technology Corp............................    16,000     26,300
    Posiflex Technology, Inc...............................    24,284     74,108
    Pou Chen Corp.......................................... 1,267,000  1,285,686
    Power Wind Health Industry, Inc........................     6,240     29,228
    Powertech Technology, Inc..............................   394,000    864,258
    Poya International Co., Ltd............................    13,181    114,868
    President Chain Store Corp.............................    41,000    463,798
    President Securities Corp..............................   315,811    127,967
    Primax Electronics, Ltd................................   183,000    247,332
    Prince Housing & Development Corp......................   480,000    156,767
    Promate Electronic Co., Ltd............................    39,000     34,652
*   Promise Technology, Inc................................    26,000      6,969
#   Prosperity Dielectrics Co., Ltd........................    46,086     74,151
    Qisda Corp.............................................   532,000    302,562
    QST International Corp.................................    28,000     61,039
    Qualipoly Chemical Corp................................    21,000     17,977
    Quang Viet Enterprise Co., Ltd.........................    10,000     33,871
    Quanta Computer, Inc...................................   350,000    553,594
    Quanta Storage, Inc....................................    79,000     54,306
    Quintain Steel Co., Ltd................................   123,309     32,622
#   Radiant Opto-Electronics Corp..........................   246,000    646,495
*   Radium Life Tech Co., Ltd..............................   201,460     99,432
    Rafael Microelectronics, Inc...........................     8,000     25,517
    Realtek Semiconductor Corp.............................    80,000    322,138
    Rechi Precision Co., Ltd...............................   170,000    125,262
    Rich Development Co., Ltd..............................   234,000     66,322
    RichWave Technology Corp...............................    25,300     30,133
*   Ritek Corp.............................................   403,491    129,413
*   Roo Hsing Co., Ltd.....................................   321,000    141,596
    Rotam Global Agrosciences, Ltd.........................    32,000     19,021
    Ruentex Development Co., Ltd...........................   128,952    178,967
    Ruentex Industries, Ltd................................   172,200    432,690
#   Run Long Construction Co., Ltd.........................    68,000    118,376
    Samebest Co., Ltd......................................     4,800     24,506
    Sampo Corp.............................................   148,000     55,348
    San Fang Chemical Industry Co., Ltd....................    60,679     45,327
    San Shing Fastech Corp.................................    51,000     81,635
    Sanitar Co., Ltd.......................................    13,000     15,117
    Sanyang Motor Co., Ltd.................................   187,000    119,839
    SCI Pharmtech, Inc.....................................    13,000     30,354
    Scientech Corp.........................................    27,000     46,069
    SDI Corp...............................................    57,000    124,049
    Senao International Co., Ltd...........................    28,000     31,147
    Senao Networks, Inc....................................    13,000     34,713
#   Sercomm Corp...........................................   131,000    209,520
    Sesoda Corp............................................    63,999     48,297
    Shan-Loong Transportation Co., Ltd.....................    32,000     29,088
    Sharehope Medicine Co., Ltd............................    13,330     11,061
    Sheng Yu Steel Co., Ltd................................    40,000     25,325
    ShenMao Technology, Inc................................    21,000     13,687
    Shih Her Technologies, Inc.............................     9,000      8,475
*   Shih Wei Navigation Co., Ltd...........................   106,000     25,070
    Shin Kong Financial Holding Co., Ltd................... 2,249,094    741,533
    Shin Zu Shing Co., Ltd.................................    48,000    117,982
*   Shining Building Business Co., Ltd.....................   189,735     60,274
    Shinkong Insurance Co., Ltd............................    89,000    103,221

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
     Shinkong Synthetic Fibers Corp.........................   487,000 $164,857
     Shiny Chemical Industrial Co., Ltd.....................    29,000   71,754
 #*  Shuttle, Inc...........................................    76,000   25,239
     Sigurd Microelectronics Corp...........................   201,000  180,710
     Silergy Corp...........................................     5,000   63,702
 *   Silicon Integrated Systems Corp........................   179,146   42,490
 *   Silitech Technology Corp...............................    58,000   21,798
     Simplo Technology Co., Ltd.............................    49,600  288,463
     Sinbon Electronics Co., Ltd............................   109,064  301,389
     Sincere Navigation Corp................................   108,000   55,784
     Single Well Industrial Corp............................    23,000   11,853
     Sinher Technology, Inc.................................    28,000   41,709
     Sinmag Equipment Corp..................................    17,420   70,119
     Sino-American Electronic Co., Ltd......................     7,672      170
 #   Sino-American Silicon Products, Inc....................   268,000  501,858
     Sinon Corp.............................................   243,000  132,038
     SinoPac Financial Holdings Co., Ltd.................... 1,647,445  560,415
     Sinphar Pharmaceutical Co., Ltd........................    50,000   30,118
     Sinyi Realty Co........................................   117,544  112,065
     Sirtec International Co., Ltd..........................    40,800   28,327
     Sitronix Technology Corp...............................    51,000  132,181
     Siward Crystal Technology Co., Ltd.....................    64,000   31,438
     Soft-World International Corp..........................    21,000   44,989
 *   Solar Applied Materials Technology Co..................    80,222   45,493
     Solomon Technology Corp................................    56,000   30,540
     Solteam Electronics Co., Ltd...........................    11,110    8,528
     Song Shang Electronics Co., Ltd........................    26,000   11,469
     Sonix Technology Co., Ltd..............................    29,000   24,852
     Spirox Corp............................................    29,000   25,866
     Sporton International, Inc.............................    16,491   61,453
     St Shine Optical Co., Ltd..............................    14,000  249,931
     Standard Chemical & Pharmaceutical Co., Ltd............    32,000   30,276
     Standard Foods Corp....................................    49,402   74,284
     Stark Technology, Inc..................................    34,200   40,067
     Sunjuice Holdings Co., Ltd.............................     5,000   22,663
     Sunko INK Co., Ltd.....................................    29,000    8,541
     Sunny Friend Environmental Technology Co., Ltd.........    18,000  129,983
     Sunonwealth Electric Machine Industry Co., Ltd.........    99,000  107,628
     Sunplus Technology Co., Ltd............................   226,000   76,212
     Sunrex Technology Corp.................................    47,574   23,490
     Sunspring Metal Corp...................................    35,000   33,899
     Supreme Electronics Co., Ltd...........................   136,509  115,098
     Swancor Holding Co., Ltd...............................    11,000   20,940
     Symtek Automation Asia Co., Ltd........................    15,000   22,355
     Syncmold Enterprise Corp...............................    60,000   99,473
     Synmosa Biopharma Corp.................................    17,599   14,232
     Synnex Technology International Corp...................   276,250  298,111
     Sysage Technology Co., Ltd.............................    22,000   20,257
     Systex Corp............................................    65,000  130,235
     T3EX Global Holdings Corp..............................    18,000   14,625
 #   TA Chen Stainless Pipe.................................   338,260  477,978
     Ta Liang Technology Co., Ltd...........................    21,000   27,970
     Ta Ya Electric Wire & Cable............................   212,000   74,878
     Ta Yih Industrial Co., Ltd.............................    17,000   29,954
 #   TA-I Technology Co., Ltd...............................    26,000   38,120
 *   Tai Tung Communication Co., Ltd........................    59,000   29,878
     Taichung Commercial Bank Co., Ltd......................   901,062  297,342
     TaiDoc Technology Corp.................................    21,471   90,441
     Taiflex Scientific Co., Ltd............................    69,060   67,418

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
*   TaiMed Biologics, Inc..................................     6,000 $   37,474
    Taimide Tech, Inc......................................    49,000     69,064
    Tainan Enterprises Co., Ltd............................    28,000     15,393
    Tainan Spinning Co., Ltd...............................   426,240    167,624
*   Tainergy Tech Co., Ltd.................................    81,000     12,055
    Tainet Communication System Corp.......................    12,000     22,689
    Tai-Saw Technology Co., Ltd............................    27,000     13,697
    Taishin Financial Holding Co., Ltd..................... 1,435,722    639,717
*   Taita Chemical Co., Ltd................................    66,000     23,122
    Taiwan Business Bank...................................   976,866    322,478
    Taiwan Cement Corp.....................................   746,900    839,579
    Taiwan Chinsan Electronic Industrial Co., Ltd..........    26,919     30,364
    Taiwan Cogeneration Corp...............................   114,000     96,312
    Taiwan Cooperative Financial Holding Co., Ltd.......... 1,273,810    717,447
    Taiwan FamilyMart Co., Ltd.............................     4,000     27,162
    Taiwan Fertilizer Co., Ltd.............................   215,000    292,395
    Taiwan Fire & Marine Insurance Co., Ltd................    51,000     32,819
    Taiwan FU Hsing Industrial Co., Ltd....................    36,000     36,931
    Taiwan Glass Industry Corp.............................   317,046    136,340
    Taiwan High Speed Rail Corp............................   134,000    133,156
    Taiwan Hon Chuan Enterprise Co., Ltd...................   152,927    235,849
    Taiwan Hopax Chemicals Manufacturing Co., Ltd..........    78,000     47,943
*   Taiwan Land Development Corp...........................   286,666     74,158
    Taiwan Mobile Co., Ltd.................................    57,000    203,678
    Taiwan Navigation Co., Ltd.............................    69,000     45,429
    Taiwan Optical Platform Co., Ltd.......................     5,252     19,418
#   Taiwan Paiho, Ltd......................................   112,000    165,880
    Taiwan PCB Techvest Co., Ltd...........................   101,000     78,976
*   Taiwan Prosperity Chemical Corp........................    84,000     65,552
    Taiwan Pulp & Paper Corp...............................   117,000     64,626
    Taiwan Sakura Corp.....................................    51,200     55,395
    Taiwan Secom Co., Ltd..................................    46,000    130,942
    Taiwan Semiconductor Co., Ltd..........................   111,000    166,956
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR........................................   134,422  5,121,478
    Taiwan Semiconductor Manufacturing Co., Ltd............   467,000  3,505,947
    Taiwan Shin Kong Security Co., Ltd.....................    56,000     60,564
    Taiwan Steel Union Co., Ltd............................     5,000     13,947
    Taiwan Styrene Monomer.................................   270,000    201,220
    Taiwan Surface Mounting Technology Corp................    90,800     99,183
    Taiwan Taxi Co., Ltd...................................     6,300     11,194
*   Taiwan TEA Corp........................................   266,000    134,678
#   Taiwan Union Technology Corp...........................   105,000    288,990
    Taiyen Biotech Co., Ltd................................    42,000     39,822
*   Tatung Co., Ltd........................................   807,000    943,327
    TCI Co., Ltd...........................................    16,500    231,146
    Teco Electric and Machinery Co., Ltd...................   413,000    237,624
    Tehmag Foods Corp......................................     9,600     60,465
    Test Research, Inc.....................................    88,000    122,390
    Test-Rite International Co., Ltd.......................    62,000     45,006
*   Tex-Ray Industrial Co., Ltd............................    50,000     14,507
    Thinking Electronic Industrial Co., Ltd................    47,000     94,003
    Thye Ming Industrial Co., Ltd..........................    56,000     57,544
    Ton Yi Industrial Corp.................................   294,000    125,500
    Tong Hsing Electronic Industries, Ltd..................    46,000    137,438
    Tong Yang Industry Co., Ltd............................   199,000    225,024
*   Tong-Tai Machine & Tool Co., Ltd.......................    85,060     47,804
    TOPBI International Holdings, Ltd......................    31,154     91,312
    Topco Scientific Co., Ltd..............................    48,876    101,370
    Topoint Technology Co., Ltd............................    43,200     24,060

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Toung Loong Textile Manufacturing......................    42,000 $   44,288
#   TPK Holding Co., Ltd...................................   212,000    330,542
    Trade-Van Information Services Co......................    11,000     11,501
    Transcend Information, Inc.............................    50,000    104,550
    Tripod Technology Corp.................................   181,000    437,357
*   TrueLight Corp.........................................    25,900     18,055
    Tsang Yow Industrial Co., Ltd..........................    20,000     11,392
    Tsann Kuen Enterprise Co., Ltd.........................    16,000     10,016
    TSC Auto ID Technology Co., Ltd........................    12,300     68,484
*   TSEC Corp..............................................   130,997     21,128
    TSRC Corp..............................................   179,000    165,340
    Ttet Union Corp........................................    22,000     69,216
    TTFB Co., Ltd..........................................     3,000     21,667
    TTY Biopharm Co., Ltd..................................   105,000    274,469
    Tul Corp...............................................    14,000     19,326
    Tung Ho Steel Enterprise Corp..........................   312,000    211,651
    Tung Thih Electronic Co., Ltd..........................    28,000     57,364
    TURVO International Co., Ltd...........................    29,410     62,227
#   TXC Corp...............................................    99,000     99,008
    TYC Brother Industrial Co., Ltd........................   116,000     85,914
*   Tycoons Group Enterprise...............................   118,696     25,584
    Tyntek Corp............................................   108,000     53,235
    UDE Corp...............................................    65,000     49,427
    Ultra Chip, Inc........................................    35,000     43,835
    U-Ming Marine Transport Corp...........................   176,000    184,316
#   Unimicron Technology Corp..............................   527,000    257,578
    Union Bank Of Taiwan...................................   291,490     90,918
    Uni-President Enterprises Corp.........................   463,560  1,123,601
    Unitech Computer Co., Ltd..............................    35,000     20,675
#   Unitech Printed Circuit Board Corp.....................   318,540    134,223
    United Integrated Services Co., Ltd....................    80,000    143,239
    United Microelectronics Corp........................... 4,851,000  1,848,625
    United Orthopedic Corp.................................    18,422     22,061
    United Radiant Technology..............................    34,000     15,959
#*  United Renewable Energy Co., Ltd.......................   746,960    166,386
*   Unity Opto Technology Co., Ltd.........................   146,000     39,437
    Universal Cement Corp..................................   158,120     95,834
    Universal Microwave Technology, Inc....................    19,177     42,765
*   Unizyx Holding Corp....................................   111,000     37,414
    UPC Technology Corp....................................   279,936    103,016
    Userjoy Technology Co., Ltd............................     7,699     13,941
#   USI Corp...............................................   443,204    169,381
    Usun Technology Co., Ltd...............................    11,200     11,246
    Utechzone Co., Ltd.....................................    25,000     42,162
    UVAT Technology Co., Ltd...............................     9,000      6,032
    Vanguard International Semiconductor Corp..............   228,000    421,834
    VHQ Media Holdings, Ltd................................    11,000     35,018
    Victory New Materials, Ltd. Co.........................    52,030     34,115
    Visual Photonics Epitaxy Co., Ltd......................    66,500    120,177
    Vivotek, Inc...........................................    21,525     66,947
    Voltronic Power Technology Corp........................     7,150    115,734
    Wafer Works Corp.......................................   131,046    133,560
    Waffer Technology Co., Ltd.............................    31,000     16,325
    Wah Lee Industrial Corp................................    68,000    106,658
    Walsin Lihwa Corp......................................   798,000    396,895
#   Walsin Technology Corp.................................   109,398    462,282
    Walton Advanced Engineering, Inc.......................   164,000     54,840
    Wan Hai Lines, Ltd.....................................   200,000     97,816
    Waterland Financial Holdings Co., Ltd..................   867,584    282,123

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
TAIWAN -- (Continued)
*   Wei Chuan Foods Corp...................................    39,000 $     24,059
    Weikeng Industrial Co., Ltd............................    91,189       56,405
    Well Shin Technology Co., Ltd..........................    34,000       50,273
    Wholetech System Hitech, Ltd...........................    19,000       17,603
    Win Semiconductors Corp................................    84,840      262,045
#   Winbond Electronics Corp............................... 2,078,804      905,639
    Winstek Semiconductor Co., Ltd.........................    41,000       29,940
    Wisdom Marine Lines Co., Ltd...........................   137,076      131,064
    Wisechip Semiconductor, Inc............................     4,000        6,351
    Wistron Corp...........................................   791,288      485,094
    Wistron NeWeb Corp.....................................   146,267      341,309
    Wonderful Hi-Tech Co., Ltd.............................    42,000       21,513
    Wowprime Corp..........................................    41,000      108,323
    WPG Holdings, Ltd......................................   350,520      417,464
#   WT Microelectronics Co., Ltd...........................   175,567      226,464
*   WUS Printed Circuit Co., Ltd...........................    70,550       33,111
    XAC Automation Corp....................................    27,000       20,363
    XPEC Entertainment, Inc................................    17,960        1,439
    Xxentria Technology Materials Corp.....................    27,000       51,565
#   Yageo Corp.............................................    64,425      660,621
*   Yang Ming Marine Transport Corp........................   460,215      127,480
    YC Co., Ltd............................................   164,065       68,559
    YC INOX Co., Ltd.......................................    75,900       60,696
    Yea Shin International Development Co., Ltd............    79,988       39,571
    Yeong Guan Energy Technology Group Co., Ltd............    41,401       56,196
    YFC-Boneagle Electric Co., Ltd.........................    50,000       40,342
    YFY, Inc...............................................   481,000      174,492
    Yi Jinn Industrial Co., Ltd............................    55,800       22,153
#   Yieh Phui Enterprise Co., Ltd..........................   366,524      113,877
    Yonyu Plastics Co., Ltd................................    38,000       40,143
    Young Fast Optoelectronics Co., Ltd....................    52,000       25,711
    Youngtek Electronics Corp..............................    47,160       57,843
    Yuanta Financial Holding Co., Ltd...................... 1,454,918      707,524
    Yuanta Futures Co., Ltd................................    14,000       18,031
    Yulon Finance Corp.....................................    72,000      198,296
#   Yulon Motor Co., Ltd...................................   344,000      201,131
    Yung Chi Paint & Varnish Manufacturing Co., Ltd........    14,000       33,490
    Yungshin Construction & Development Co., Ltd...........    14,000       13,532
    YungShin Global Holding Corp...........................    42,800       54,786
    Yungtay Engineering Co., Ltd...........................   103,000      188,227
    Zeng Hsing Industrial Co., Ltd.........................    32,000      148,577
    Zenitron Corp..........................................    78,000       49,536
    Zero One Technology Co., Ltd...........................    35,000       21,180
    Zhen Ding Technology Holding, Ltd......................   265,000      606,313
    Zig Sheng Industrial Co., Ltd..........................   124,000       36,418
#   Zinwell Corp...........................................   115,000       64,074
    Zippy Technology Corp..................................    55,000       51,770
    ZongTai Real Estate Development Co., Ltd...............    83,000       43,685
                                                                      ------------
TOTAL TAIWAN...............................................            117,103,970
                                                                      ------------
THAILAND -- (0.8%)
    AAPICO Hitech PCL......................................    12,000        8,977
    Advanced Info Service PCL..............................    34,100      201,617
    Advanced Information Technology PCL....................    24,600       15,435
    AEON Thana Sinsap Thailand PCL.........................    29,800      175,294
    After You PCL..........................................    47,400       10,509
    Airports of Thailand PCL...............................   122,500      236,501
*   AJ Advance Technology PCL..............................   745,800        8,324
    AJ Plast PCL...........................................    58,400       17,000

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 THAILAND -- (Continued)
     Amata Corp. PCL........................................   114,100 $ 82,950
     Ananda Development PCL.................................   330,300   46,033
     AP Thailand PCL........................................   413,300  102,234
     Asia Aviation PCL......................................   442,700   53,418
     Asia Plus Group Holdings PCL...........................   419,700   47,351
     Asia Sermkij Leasing PCL...............................    16,400   11,576
     Asian Seafoods Coldstorage PCL.........................    76,400   16,824
     B Grimm Power PCL......................................    40,700   34,377
     Bangchak Corp. PCL.....................................   218,500  217,511
     Bangkok Airways PCL....................................   218,000   76,941
     Bangkok Aviation Fuel Services PCL.....................    90,200   90,472
     Bangkok Bank PCL.......................................     9,900   63,312
     Bangkok Bank PCL.......................................     8,500   53,077
     Bangkok Chain Hospital PCL.............................   313,200  184,235
     Bangkok Dusit Medical Services PCL.....................   135,400  100,069
     Bangkok Expressway & Metro PCL......................... 1,397,740  358,395
     Bangkok Land PCL....................................... 2,613,200  135,587
     Bangkok Life Assurance PCL.............................    69,000   66,086
     Bangkok Ranch PCL......................................    89,300   13,146
     Banpu PCL..............................................   635,300  333,461
     Banpu Power PCL........................................   127,400   91,851
     Beauty Community PCL...................................   597,700  180,302
 *   BEC World PCL..........................................   642,252  118,182
     Berli Jucker PCL.......................................    52,450   88,208
     Better World Green PCL.................................   506,200   18,477
     Big Camera Corp. PCL...................................   722,400   37,918
 *   BJC Heavy Industries PCL...............................   223,400   15,635
     BTS Group Holdings PCL.................................   263,900   72,841
     Bumrungrad Hospital PCL................................    18,400  107,125
     Buriram Sugar PCL......................................    74,480   15,278
     Cal-Comp Electronics Thailand PCL......................   751,690   43,990
     Carabao Group PCL......................................    38,100   52,007
     Central Pattana PCL....................................    75,200  179,210
     Central Plaza Hotel PCL................................   159,800  194,026
     CH Karnchang PCL.......................................    59,700   45,923
     Charoen Pokphand Foods PCL.............................   502,300  382,596
     Chularat Hospital PCL.................................. 1,103,200   84,529
     CK Power PCL...........................................   661,600   99,789
     Com7 PCL...............................................   111,800   69,812
 *   Country Group Development PCL..........................   270,500   10,934
     CP ALL PCL.............................................   127,900  259,465
     Delta Electronics Thailand PCL.........................    57,100  118,851
     Dhipaya Insurance PCL..................................   116,200   82,023
     Diamond Building Products PCL..........................   227,200   38,723
     Dynasty Ceramic PCL....................................   617,820   42,865
     Eastern Polymer Group PCL..............................   158,200   36,746
     Eastern Printing PCL...................................    77,680    8,014
     Eastern Printing PCL...................................     3,884      401
     Eastern Water Resources Development and Management
       PCL..................................................   233,400   78,152
     Electricity Generating PCL.............................    22,100  154,000
     Energy Absolute PCL....................................   138,800  207,258
 *   Energy Earth PCL.......................................   286,200    2,364
     Erawan Group PCL (The).................................   786,400  173,174
     Esso Thailand PCL......................................   514,700  225,133
     Forth Corp. PCL........................................    52,900   10,692
     Forth Smart Service PCL................................    86,500   20,092
     Fortune Parts Industry PCL.............................    77,300    4,617
     GFPT PCL...............................................   176,100   75,965
     Global Power Synergy PCL...............................    60,700  105,744

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Glow Energy PCL........................................    58,900 $  148,805
    Golden Land Property Development PCL...................   184,500     51,204
*   Group Lease PCL........................................    27,500      5,765
    Hana Microelectronics PCL..............................    63,700     69,657
    Home Product Center PCL................................   569,220    255,848
    Ichitan Group PCL......................................    66,400      7,972
    Indorama Ventures PCL..................................   166,700    272,805
    Interhides PCL.........................................    97,300     26,710
    Interlink Communication PCL............................    52,200      7,054
    Intouch Holdings PCL...................................    14,300     22,863
    IRPC PCL............................................... 1,605,100    295,358
*   Italian-Thai Development PCL........................... 1,131,400     93,515
    Jasmine International PCL.............................. 1,966,600    305,520
    Jay Mart PCL...........................................   138,483     21,723
    JWD Infologistics PCL..................................   181,800     40,309
    Kang Yong Electric PCL.................................       100      1,249
    Karmarts PCL...........................................    84,900     10,808
    Kasikornbank PCL.......................................    12,200     73,421
    Kasikornbank PCL.......................................    95,600    575,330
    KCE Electronics PCL....................................   206,700    232,265
    KGI Securities Thailand PCL............................   420,000     55,747
    Khon Kaen Sugar Industry PCL...........................   523,596     52,439
    Kiatnakin Bank PCL.....................................   107,700    231,482
    Krung Thai Bank PCL....................................   591,300    358,526
    Krungthai Card PCL.....................................   414,000    433,982
    Land & Houses PCL......................................   316,600     98,370
    Lanna Resources PCL....................................   121,200     52,282
    LH Financial Group PCL.................................   935,400     42,326
    Loxley PCL.............................................   395,800     24,596
    LPN Development PCL....................................   181,700     51,249
    Major Cineplex Group PCL...............................   229,700    163,527
    Malee Group PCL........................................    33,500     13,036
    Master Ad PCL..........................................   203,600      9,827
    Maybank Kim Eng Securities Thailand PCL................   112,900     41,550
    MBK PCL................................................   218,200    160,606
    MC Group PCL...........................................   101,000     36,866
*   MCOT PCL...............................................    39,800     11,106
    MCS Steel PCL..........................................   101,800     21,496
    Mega Lifesciences PCL..................................    75,800     85,747
    Minor International PCL................................   130,970    144,205
    MK Restaurants Group PCL...............................    35,100     71,206
    Mono Technology PCL....................................   829,300     49,783
    Muangthai Capital PCL..................................    95,600    150,682
    Namyong Terminal PCL...................................    65,900     10,238
    Origin Property PCL....................................   182,100     50,538
    Padaeng Industry PCL...................................    33,900     13,294
    PCS Machine Group Holding PCL..........................    40,200      8,489
    Plan B Media Pcl.......................................   155,900     30,569
    Polyplex Thailand PCL..................................   171,000     77,376
*   Power Solution Technologies PCL........................   474,700      9,308
*   Precious Shipping PCL..................................   133,200     46,208
    Premier Marketing PCL..................................   116,700     31,331
    Property Perfect PCL...................................   701,100     21,149
    Pruksa Holding PCL.....................................   319,400    194,627
    PTG Energy PCL.........................................   448,900    142,185
    PTT Exploration & Production PCL.......................   241,700  1,017,109
    PTT Global Chemical PCL................................   199,900    465,830
    PTT PCL................................................ 1,762,000  2,710,769
    Quality Houses PCL..................................... 1,825,983    172,959

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Rajthanee Hospital PCL.................................    16,000 $   11,246
    Ratchaburi Electricity Generating Holding PCL..........    54,100     79,967
    Ratchaburi Electricity Generating Holding PCL..........     6,100      9,017
    Ratchthani Leasing PCL.................................   466,500    124,541
    Regional Container Lines PCL...........................   128,700     21,353
    Robinson PCL...........................................    37,700     74,206
    Rojana Industrial Park PCL.............................   385,300     62,764
    RS PCL.................................................   122,100     59,669
    Sabina PCL.............................................    10,900     10,440
    Saha Pathana Inter-Holding PCL.........................    18,900     37,914
    Saha-Union PCL.........................................    22,400     30,576
    Samart Corp. PCL.......................................   137,600     29,678
*   Samart Digital Public Co., Ltd.........................   312,200      3,767
    Samart Telcoms PCL.....................................    70,100     16,917
    Sansiri PCL............................................ 2,081,100     98,562
    Sappe PCL..............................................    67,600     43,435
    SC Asset Corp. PCL.....................................   708,025     72,618
*   SCG Ceramics PCL.......................................    87,000      6,928
    SEAFCO PCL.............................................    96,030     27,665
    Sena Development PCL...................................   134,000     14,633
    Siam Cement PCL (The)..................................    10,100    127,354
    Siam Cement PCL (The)..................................     5,100     64,308
    Siam City Cement PCL...................................    10,668     77,234
    Siam Commercial Bank PCL (The).........................    80,700    334,728
    Siam Future Development PCL............................   267,800     62,204
    Siam Global House PCL..................................   248,191    140,005
    Siam Wellness Group Pcl................................    38,200     15,326
    Siamgas & Petrochemicals PCL...........................   423,600    135,450
*   Singha Estate PCL......................................   363,700     34,450
    Somboon Advance Technology PCL.........................    76,600     46,907
    SPCG PCL...............................................   222,200    135,398
    Sri Trang Agro-Industry PCL............................   303,240    163,740
    Sriracha Construction PCL..............................    11,900      4,379
    Srisawad Corp. PCL.....................................   202,061    271,243
    Srisawad Finance PCL...................................    22,500     17,986
    Star Petroleum Refining PCL............................   774,000    329,213
*   STP & I PCL............................................   266,320     38,562
    Supalai PCL............................................   337,300    222,832
*   Super Energy Corp. PCL................................. 7,034,700    148,546
    SVI PCL................................................   321,400     54,294
    Synnex Thailand PCL....................................   136,900     61,120
    Syntec Construction PCL................................   180,600     19,831
    Taokaenoi Food & Marketing PCL.........................   106,100     41,288
    Tapaco PCL.............................................    34,300      6,984
*   Tata Steel Thailand PCL................................ 1,213,600     25,260
*   Thai Airways International PCL.........................   443,400    173,882
    Thai Metal Trade PCL...................................    54,600     23,223
    Thai Nakarin Hospital PCL..............................    12,500     14,989
    Thai Oil PCL...........................................   429,100  1,097,020
    Thai Reinsurance PCL...................................   297,000      9,049
    Thai Solar Energy PCL..................................   260,190     20,721
    Thai Stanley Electric PCL..............................     6,800     49,436
    Thai Union Group PCL...................................    92,400     46,270
    Thai Vegetable Oil PCL.................................   141,900    120,925
    Thai Wah PCL...........................................    77,600     19,780
    Thaicom PCL............................................   233,800     60,301
    Thaifoods Group PCL....................................   578,600     68,071
    Thaire Life Assurance PCL..............................    98,100     22,195
    Thanachart Capital PCL.................................   376,100    598,470

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
THAILAND -- (Continued)
    Thitikorn PCL..........................................    33,700 $    10,877
    Thoresen Thai Agencies PCL.............................   259,400      52,428
    Tipco Asphalt PCL......................................   174,300      76,766
    TIPCO Foods PCL........................................    42,900      11,647
    Tisco Financial Group PCL..............................    31,000      73,642
    Tisco Financial Group PCL..............................    37,100      88,133
    TMB Bank PCL........................................... 2,687,000     184,807
    Total Access Communication PCL.........................   104,200     149,306
    Total Access Communication PCL.........................   122,300     175,241
    TPI Polene PCL......................................... 2,384,500     129,475
    TPI Polene Power PCL...................................    69,400      12,561
    True Corp. PCL......................................... 2,392,165     425,755
*   TTCL PCL...............................................    44,100      11,308
    TTW PCL................................................   398,500     147,860
    Unique Engineering & Construction PCL..................   352,000     133,792
    United Paper PCL.......................................   115,100      37,499
    Univentures PCL........................................   425,400      94,319
    Vanachai Group PCL.....................................   243,000      51,679
    VGI Global Media PCL...................................   554,900     126,380
    Vibhavadi Medical Center PCL...........................   878,900      59,919
    Vinythai PCL...........................................   122,600      82,473
    WHA Corp. PCL..........................................   564,300      70,133
    WHA Utilities and Power PCL............................    76,500      13,962
    Workpoint Entertainment PCL............................   124,720     118,512
                                                                      -----------
TOTAL THAILAND.............................................            24,271,764
                                                                      -----------
TURKEY -- (0.2%)
    Adana Cimento Sanayii TAS, Class A.....................     8,467       8,434
    Akbank Turk A.S........................................   165,562     195,791
    Akcansa Cimento A.S....................................    25,455      34,418
    Aksa Akrilik Kimya Sanayii A.S.........................    48,420      78,448
*   Aksa Enerji Uretim A.S.................................    17,690      12,050
    Aksigorta A.S..........................................    52,333      32,093
    Alarko Holding A.S.....................................    46,079      16,248
    Albaraka Turk Katilim Bankasi A.S......................   119,909      28,359
    Alkim Alkali Kimya A.S.................................     4,427      19,711
    Anadolu Anonim Turk Sigorta Sirketi....................    43,440      34,647
    Anadolu Cam Sanayii A.S................................    73,854      39,943
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.............    24,521      82,445
    Anadolu Hayat Emeklilik A.S............................    27,561      28,881
    Arcelik A.S............................................    20,532      57,106
    Aygaz A.S..............................................    15,260      33,240
*   Bagfas Bandirma Gubre Fabrikalari A.S..................     6,792       6,427
*   Baticim Bati Anadolu Cimento Sanayii A.S...............     3,672       1,516
*   Bera Holding A.S.......................................   118,593      34,234
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S......    32,471       9,818
    BIM Birlesik Magazalar A.S.............................    19,087     271,330
    Bolu Cimento Sanayii A.S...............................    33,473      23,381
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........    21,448      29,785
    Borusan Yatirim ve Pazarlama A.S.......................     1,669      11,209
*   Boyner Perakende Ve Tekstil Yatirimlari A.S............     2,318       1,903
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S........     3,447       3,716
    Bursa Cimento Fabrikasi A.S............................    27,024      23,385
    Cemtas Celik Makina Sanayi Ve Ticaret A.S..............    13,122      16,237
    Cimsa Cimento Sanayi VE Ticaret A.S....................    29,680      39,896
    Coca-Cola Icecek A.S...................................    33,693     166,351
#*  Dogan Sirketler Grubu Holding A.S......................   492,406      96,191
    Dogus Otomotiv Servis ve Ticaret A.S...................    16,254      14,555
    Eczacibasi Yatirim Holding Ortakligi A.S...............     6,259       7,496

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
 TURKEY -- (Continued)
     EGE Endustri VE Ticaret A.S.............................     708 $ 49,854
 #   EIS Eczacibasi Ilac ve Sinai ve Finansal
       Yatirimlar Sanayi ve Ticaret A.S......................  75,296   40,074
     Enka Insaat ve Sanayi A.S...............................  77,379   64,664
     Erbosan Erciyas Boru Sanayii ve Ticaret A.S.............   2,218   24,559
     Eregli Demir ve Celik Fabrikalari TAS................... 114,499  185,810
 #*  Fenerbahce Futbol A.S...................................  11,914   15,136
     Ford Otomotiv Sanayi A.S................................  11,312  121,479
 #*  Global Yatirim Holding A.S..............................  60,308   26,747
     Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.....     211    1,179
 #   Goodyear Lastikleri TAS.................................  39,372   23,976
 *   Gozde Girisim Sermayesi Yatirim Ortakligi A.S...........  53,484   22,399
 #*  GSD Holding AS..........................................  29,592    3,713
 *   Gubre Fabrikalari TAS...................................  19,511   10,377
 #   Hektas Ticaret TAS......................................   9,130   14,561
 #*  Ihlas Holding A.S....................................... 323,517   17,994
     Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
       Ticaret A.S...........................................   3,199    3,227
 *   Is Finansal Kiralama A.S................................  35,715   13,854
     Is Yatirim Menkul Degerler A.S., Class A................  97,764   35,537
 #*  Izmir Demir Celik Sanayi A.S............................  39,675   12,372
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class A............................................... 133,660   51,285
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class B...............................................  52,374   20,066
 #*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class D............................................... 421,177  230,864
 #*  Karsan Otomotiv Sanayii Ve Ticaret A.S..................  75,951   15,612
     KOC Holding A.S.........................................  85,101  237,730
     Kordsa Teknik Tekstil A.S...............................  29,285   56,763
 *   Koza Altin Isletmeleri A.S..............................   7,733   62,332
 #*  Logo Yazilim Sanayi Ve Ticaret A.S......................  10,340   58,689
 *   Migros Ticaret A.S......................................  38,967  101,986
 #*  NET Holding A.S......................................... 112,186   44,550
 *   Netas Telekomunikasyon A.S..............................   7,863    9,889
     Nuh Cimento Sanayi A.S..................................  13,762   20,776
     Otokar Otomotiv Ve Savunma Sanayi A.S...................     701    8,953
 *   Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S...  18,561    7,917
 #*  Pegasus Hava Tasimaciligi A.S...........................  31,666  113,888
     Petkim Petrokimya Holding A.S........................... 123,999  112,867
     Polisan Holding A.S.....................................   7,032    7,559
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S......  42,559   24,987
 *   Sasa Polyester Sanayi A.S...............................  19,975   29,712
 #*  Sekerbank Turk AS....................................... 137,814   22,739
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S................  31,917   17,250
     Soda Sanayii A.S........................................  73,732   89,415
     Tat Gida Sanayi A.S.....................................  10,683    7,234
     TAV Havalimanlari Holding A.S...........................  79,416  330,634
     Tekfen Holding A.S......................................  69,811  265,778
     Tofas Turk Otomobil Fabrikasi A.S.......................  33,556  126,656
     Trakya Cam Sanayii A.S.................................. 188,725  110,493
     Tupras Turkiye Petrol Rafinerileri A.S..................  11,001  259,554
     Turcas Petrol A.S.......................................  44,944   11,123
 *   Turk Hava Yollari AO.................................... 151,960  382,770
 *   Turk Telekomunikasyon A.S...............................  64,091   36,778
     Turk Traktor ve Ziraat Makineleri A.S...................   3,459   22,501
     Turkcell Iletisim Hizmetleri A.S........................ 245,704  499,994
     Turkcell Iletisim Hizmetleri A.S., ADR..................   2,400   12,384
     Turkiye Garanti Bankasi A.S............................. 147,653  185,735
     Turkiye Halk Bankasi A.S................................ 141,055  155,990
     Turkiye Is Bankasi, Class C............................. 221,130  158,262
     Turkiye Sinai Kalkinma Bankasi A.S...................... 458,364   58,309
     Turkiye Sise ve Cam Fabrikalari A.S..................... 209,800  177,680
     Turkiye Vakiflar Bankasi TAO, Class D................... 226,508  138,970

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
TURKEY -- (Continued)
*   Ulker Biskuvi Sanayi A.S...............................  35,795 $    94,650
#*  Vestel Elektronik Sanayi ve Ticaret A.S................  32,970      39,307
#*  Yapi ve Kredi Bankasi A.S.............................. 237,267      68,809
#*  Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S............  61,645      42,673
*   Zorlu Enerji Elektrik Uretim A.S....................... 119,076      23,663
                                                                    -----------
TOTAL TURKEY...............................................           6,702,532
                                                                    -----------
UNITED KINGDOM -- (11.2%)
    3i Group P.L.C......................................... 188,601   2,111,823
    4imprint Group P.L.C...................................     811      18,732
    888 Holdings P.L.C.....................................  99,747     235,927
    A.G. Barr P.L.C........................................  61,093     596,434
    AA P.L.C............................................... 173,957     222,331
*   Acacia Mining P.L.C....................................  58,745     114,888
    Admiral Group P.L.C....................................  29,846     767,222
    Aggreko P.L.C.......................................... 126,272   1,383,876
    Air Partner P.L.C......................................  18,918      24,260
#   Anglo American P.L.C................................... 412,690   8,808,198
    Anglo Pacific Group P.L.C..............................  40,597      67,536
    Anglo-Eastern Plantations P.L.C........................   2,772      20,411
    Antofagasta P.L.C...................................... 107,177   1,072,844
#   Arrow Global Group P.L.C...............................  79,490     194,088
    Ashmore Group P.L.C.................................... 142,899     642,224
    Ashtead Group P.L.C....................................  76,598   1,890,963
    Associated British Foods P.L.C.........................  20,074     611,992
#   AstraZeneca P.L.C., Sponsored ADR......................  95,748   3,713,107
    AstraZeneca P.L.C......................................     906      69,300
    Auto Trader Group P.L.C................................ 302,998   1,583,274
    AVEVA Group P.L.C......................................  13,438     449,503
    Aviva P.L.C............................................ 571,008   3,120,495
    Avon Rubber P.L.C......................................   4,453      68,163
    B&M European Value Retail SA........................... 311,641   1,658,320
    Babcock International Group P.L.C...................... 163,973   1,278,696
    BAE Systems P.L.C...................................... 340,458   2,282,868
    Balfour Beatty P.L.C...................................  57,621     193,578
    Bank of Georgia Group P.L.C............................   9,995     199,453
    Barclays P.L.C., Sponsored ADR......................... 294,223   2,586,220
    Barclays P.L.C......................................... 242,263     533,779
    Barratt Developments P.L.C............................. 225,933   1,481,888
    BBA Aviation P.L.C..................................... 227,738     698,394
    Beazley P.L.C.......................................... 176,085   1,182,297
    Bellway P.L.C..........................................  72,809   2,670,460
    Berkeley Group Holdings P.L.C. (The)...................  63,651   2,844,771
    BHP Billiton P.L.C..................................... 106,827   2,131,059
    BHP Billiton P.L.C., ADR...............................  66,509   2,676,987
    Biffa P.L.C............................................   3,869      11,596
    Bodycote P.L.C......................................... 113,743   1,155,084
    Bovis Homes Group P.L.C................................  41,194     509,156
    BP P.L.C., Sponsored ADR............................... 472,008  20,470,987
    BP P.L.C...............................................   2,213      15,986
    Braemar Shipping Services P.L.C........................  11,607      34,005
    Brewin Dolphin Holdings P.L.C.......................... 178,323     749,266
    British American Tobacco P.L.C., Sponsored ADR.........  26,174   1,135,952
    British American Tobacco P.L.C.........................  89,071   3,861,251
    Britvic P.L.C..........................................  92,141     930,224
#   BT Group P.L.C., Sponsored ADR.........................   7,252     110,520
    BT Group P.L.C......................................... 472,918   1,448,077
*   BTG P.L.C..............................................  37,267     262,521
    Bunzl P.L.C............................................  27,252     803,932

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Burberry Group P.L.C...................................    62,345 $1,442,624
*   Cairn Energy P.L.C.....................................   231,003    580,104
*   Capita P.L.C...........................................   102,320    167,575
    Capital & Counties Properties P.L.C....................   218,750    697,954
*   Carclo P.L.C...........................................    18,366     18,831
#   Card Factory P.L.C.....................................   107,650    253,505
    CareTech Holdings P.L.C................................     7,551     38,197
    Carnival P.L.C.........................................     1,122     61,155
#   Carnival P.L.C., ADR...................................    15,705    871,785
    Castings P.L.C.........................................     1,541      7,604
    Centamin P.L.C.........................................   503,005    638,764
    Centrica P.L.C.........................................   647,977  1,217,084
    Charles Taylor P.L.C...................................     6,917     21,067
    Chemring Group P.L.C...................................    68,065    158,657
    Chesnara P.L.C.........................................    18,573     81,590
    Cineworld Group P.L.C..................................   266,602  1,002,218
*   Circassia Pharmaceuticals P.L.C........................     6,887      4,934
    Clarkson P.L.C.........................................     4,490    136,364
    Clipper Logistics P.L.C................................     1,947      6,475
    Close Brothers Group P.L.C.............................   102,455  1,924,326
    CLS Holdings P.L.C.....................................    30,591     84,854
    CMC Markets P.L.C......................................    71,447    107,150
*   Cobham P.L.C........................................... 1,033,670  1,418,867
    Coca-Cola HBC AG.......................................    35,700  1,054,528
    Communisis P.L.C.......................................    48,951     44,462
    Compass Group P.L.C....................................    94,974  1,868,017
    Computacenter P.L.C....................................    45,700    641,327
    Connect Group P.L.C....................................    25,999     11,321
    Consort Medical P.L.C..................................     9,716    138,278
    ConvaTec Group P.L.C...................................   245,764    507,989
    Costain Group P.L.C....................................    57,648    276,345
*   Countrywide P.L.C......................................    29,521      3,950
    Cranswick P.L.C........................................    26,985    996,273
    Crest Nicholson Holdings P.L.C.........................   118,974    517,584
    Croda International P.L.C..............................    16,018    986,612
    CYBG P.L.C.............................................   175,010    601,299
    Daejan Holdings P.L.C..................................     1,419    106,397
    Daily Mail & General Trust P.L.C., Class A.............    23,998    214,256
#   Dairy Crest Group P.L.C................................    81,008    494,289
    DCC P.L.C..............................................    18,914  1,621,133
    De La Rue P.L.C........................................    32,807    201,217
#   Debenhams P.L.C........................................   368,181     41,965
    Devro P.L.C............................................    95,636    200,623
    DFS Furniture P.L.C....................................     8,387     22,303
    Diageo P.L.C., Sponsored ADR...........................    19,256  2,660,409
    Diageo P.L.C...........................................    19,191    663,462
    Dignity P.L.C..........................................    16,446    209,426
    Diploma P.L.C..........................................    62,832  1,053,627
    Direct Line Insurance Group P.L.C......................   701,272  2,946,939
    DiscoverIE Group P.L.C.................................     8,553     38,961
    Dixons Carphone P.L.C..................................   262,162    566,801
    Domino's Pizza Group P.L.C.............................   156,496    566,171
    Drax Group P.L.C.......................................   175,114    896,972
    DS Smith P.L.C.........................................   309,752  1,554,209
    Dunelm Group P.L.C.....................................    37,503    285,795
    easyJet P.L.C..........................................    42,704    654,216
#*  EI Group P.L.C.........................................   201,953    428,929
    Electrocomponents P.L.C................................   172,162  1,363,083
    Elementis P.L.C........................................   185,885    485,668

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
UNITED KINGDOM -- (Continued)
*   EnQuest P.L.C..........................................   680,305 $   235,910
    Entertainment One, Ltd.................................    56,828     297,052
    Equiniti Group P.L.C...................................    11,939      32,842
    Essentra P.L.C.........................................    79,859     389,266
    esure Group P.L.C......................................   186,928     665,044
    Euromoney Institutional Investor P.L.C.................     6,811     110,373
    Evraz P.L.C............................................   100,308     695,005
    Experian P.L.C.........................................    62,672   1,441,406
    Ferguson P.L.C.........................................    22,120   1,491,327
    Ferrexpo P.L.C.........................................   226,732     603,592
*   Firstgroup P.L.C.......................................   788,323     857,086
*   Flybe Group P.L.C......................................    12,587       1,643
    Forterra P.L.C.........................................     3,331       9,399
    Foxtons Group P.L.C....................................    69,472      41,383
    Fresnillo P.L.C........................................    18,055     195,790
    Fuller Smith & Turner P.L.C., Class A..................     1,787      21,863
    G4S P.L.C..............................................   384,168   1,054,293
    Galliford Try P.L.C....................................    41,908     466,945
*   GAME Digital P.L.C.....................................    15,634       5,432
    Games Workshop Group P.L.C.............................     9,654     379,207
*   Gem Diamonds, Ltd......................................    24,847      33,048
*   Genel Energy P.L.C.....................................    10,858      30,071
    Genus P.L.C............................................    14,942     422,155
*   Georgia Capital P.L.C..................................     9,995     149,360
    GlaxoSmithKline P.L.C., Sponsored ADR..................    52,583   2,053,892
    GlaxoSmithKline P.L.C..................................    46,231     895,391
    Glencore P.L.C......................................... 1,708,314   6,952,256
    Go-Ahead Group P.L.C. (The)............................    32,655     642,002
    Gocompare.Com Group P.L.C..............................    89,528      94,999
    Grafton Group P.L.C....................................    52,157     481,827
    Grainger P.L.C.........................................   129,677     448,009
    Greencore Group P.L.C..................................   192,864     466,783
    Greene King P.L.C......................................   177,849   1,094,553
    Greggs P.L.C...........................................    66,231     982,159
*   Gulf Keystone Petroleum, Ltd...........................     8,661      24,593
    GVC CVR................................................   283,935      39,305
    GVC Holdings P.L.C.....................................    96,916   1,160,900
    Halfords Group P.L.C...................................   134,178     527,404
    Halma P.L.C............................................    94,446   1,602,784
    Hargreaves Lansdown P.L.C..............................    35,077     836,228
    Hastings Group Holdings P.L.C..........................   105,391     249,083
    Hays P.L.C.............................................   904,824   1,894,822
    Headlam Group P.L.C....................................    16,615      95,636
    Helical P.L.C..........................................    47,298     187,326
    Hikma Pharmaceuticals P.L.C............................    44,332   1,075,271
    Hill & Smith Holdings P.L.C............................    41,313     522,354
    Hilton Food Group P.L.C................................     2,705      31,868
    Hiscox, Ltd............................................   108,827   2,260,597
    Hochschild Mining P.L.C................................   167,984     338,156
    HomeServe P.L.C........................................   143,014   1,736,076
    Howden Joinery Group P.L.C.............................   399,446   2,391,764
    HSBC Holdings P.L.C....................................   139,491   1,147,956
#   HSBC Holdings P.L.C., Sponsored ADR....................   306,911  12,610,973
    Hunting P.L.C..........................................    57,000     489,082
    Ibstock P.L.C..........................................   179,227     513,843
    IG Group Holdings P.L.C................................   199,441   1,539,713
    IMI P.L.C..............................................   180,639   2,290,224
    Imperial Brands P.L.C., Sponsored ADR..................       658      22,273
    Imperial Brands P.L.C..................................    54,356   1,841,179

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Inchcape P.L.C.........................................   235,411 $1,625,909
*   Indivior P.L.C.........................................   187,157    450,433
    Informa P.L.C..........................................   127,230  1,161,046
    Inmarsat P.L.C.........................................   120,985    703,580
    InterContinental Hotels Group P.L.C....................     3,053    160,214
#   InterContinental Hotels Group P.L.C., ADR..............    13,951    750,004
    Intermediate Capital Group P.L.C.......................    61,223    743,586
    International Consolidated Airlines Group SA...........   168,445  1,298,625
    International Personal Finance P.L.C...................    57,075    130,075
*   Interserve P.L.C.......................................    43,311     26,760
    Intertek Group P.L.C...................................    24,557  1,471,365
    Investec P.L.C.........................................   175,993  1,088,088
*   IP Group P.L.C.........................................    45,876     62,642
    ITE Group P.L.C........................................   358,047    260,150
    ITV P.L.C..............................................   272,568    517,408
    IWG P.L.C..............................................   400,130  1,174,261
    J D Wetherspoon P.L.C..................................    56,714    895,247
    J Sainsbury P.L.C......................................   394,664  1,568,027
    James Fisher & Sons P.L.C..............................    23,036    498,588
    Jardine Lloyd Thompson Group P.L.C.....................    43,163  1,040,093
    JD Sports Fashion P.L.C................................   153,537    800,201
    John Laing Group P.L.C.................................     7,957     31,663
    John Menzies P.L.C.....................................    53,819    357,957
    John Wood Group P.L.C..................................   158,994  1,449,110
    Johnson Matthey P.L.C..................................    45,252  1,715,672
*   JPJ Group P.L.C........................................    15,754    123,796
    Jupiter Fund Management P.L.C..........................   195,686    842,235
*   Just Eat P.L.C.........................................    16,458    127,673
    Just Group P.L.C.......................................    64,776     73,418
    Kainos Group P.L.C.....................................     6,241     31,390
    KAZ Minerals P.L.C.....................................   137,275    906,386
    KCOM Group P.L.C.......................................   275,186    324,119
    Keller Group P.L.C.....................................    37,930    313,703
#   Kier Group P.L.C.......................................    24,081    269,547
    Kin and Carta P.L.C....................................    49,558     60,307
    Kingfisher P.L.C.......................................   469,083  1,523,189
*   Lamprell P.L.C.........................................    55,247     44,498
    Lancashire Holdings, Ltd...............................    61,751    465,530
    Legal & General Group P.L.C............................ 1,662,435  5,334,550
*   Liberty Global P.L.C., Class A.........................     4,558    116,810
*   Liberty Global P.L.C., Class C.........................    11,158    279,389
    Lloyds Banking Group P.L.C............................. 3,999,337  2,918,471
    Lloyds Banking Group P.L.C., ADR.......................   599,055  1,719,288
    London Stock Exchange Group P.L.C......................    33,701  1,856,849
*   Lonmin P.L.C...........................................    66,593     41,308
    Lookers P.L.C..........................................   143,781    175,668
    Low & Bonar P.L.C......................................     9,424      3,750
    LSL Property Services P.L.C............................     6,345     20,269
*   Luceco P.L.C...........................................    17,334      8,372
    Man Group P.L.C........................................   862,574  1,711,439
    Marks & Spencer Group P.L.C............................   694,298  2,625,967
    Marshalls P.L.C........................................   130,285    717,014
    Marston's P.L.C........................................   253,547    321,563
    McBride P.L.C..........................................    92,897    150,199
    McColl's Retail Group P.L.C............................     9,044     14,750
    Mears Group P.L.C......................................    52,545    238,339
    Mediclinic International P.L.C.........................    20,931    100,828
    Mediclinic International P.L.C.........................    98,758    474,623
    Meggitt P.L.C..........................................   327,415  2,215,161

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Melrose Industries P.L.C............................... 1,266,883 $2,727,087
    Merlin Entertainments P.L.C............................   145,815    602,187
    Micro Focus International P.L.C........................    50,331    780,242
    Millennium & Copthorne Hotels P.L.C....................    41,854    253,542
    Mitchells & Butlers P.L.C..............................    91,306    302,730
#   Mitie Group P.L.C......................................   152,499    283,279
    Mondi P.L.C............................................    50,748  1,195,057
    Moneysupermarket.com Group P.L.C.......................   203,294    762,035
    Morgan Advanced Materials P.L.C........................   189,832    668,383
    Morgan Sindall Group P.L.C.............................    11,207    169,853
#*  Mothercare P.L.C.......................................    88,704     22,106
    Motorpoint group P.L.C.................................    12,001     33,730
    N Brown Group P.L.C....................................    34,022     59,158
    National Express Group P.L.C...........................   211,791  1,082,183
    National Grid P.L.C....................................    32,656    344,979
    National Grid P.L.C., Sponsored ADR....................    13,835    740,177
    NCC Group P.L.C........................................    18,196     45,577
    NEX Group P.L.C........................................   141,502  2,052,138
    Next P.L.C.............................................    14,042    932,849
    NMC Health P.L.C.......................................     7,709    347,595
    Norcros P.L.C..........................................     8,462     23,228
    Northgate P.L.C........................................    78,601    378,557
*   Nostrum Oil & Gas P.L.C................................    10,799     28,362
*   Ocado Group P.L.C......................................    47,351    516,822
    On the Beach Group P.L.C...............................    27,581    150,897
    OneSavings Bank P.L.C..................................    85,875    409,062
*   Ophir Energy P.L.C.....................................   262,656    138,353
    Oxford Instruments P.L.C...............................    23,892    286,596
    Pagegroup P.L.C........................................   221,475  1,419,649
    Paragon Banking Group P.L.C............................   139,460    757,892
    PayPoint P.L.C.........................................    17,143    173,059
    Pearson P.L.C..........................................    38,553    442,895
    Pearson P.L.C., Sponsored ADR..........................    58,249    664,039
    Pendragon P.L.C........................................   414,940    142,727
    Pennon Group P.L.C.....................................   136,588  1,301,214
    Persimmon P.L.C........................................    43,041  1,259,686
*   Petra Diamonds, Ltd....................................   383,600    192,196
    Petrofac, Ltd..........................................   129,813    954,582
*   Petropavlovsk P.L.C....................................   969,510     81,991
    Pets at Home Group P.L.C...............................   142,632    200,302
    Phoenix Group Holdings.................................   173,525  1,333,737
    Photo-Me International P.L.C...........................   144,984    204,998
    Playtech P.L.C.........................................   136,146    832,514
    Polypipe Group P.L.C...................................   108,979    515,820
*   Premier Foods P.L.C....................................   334,212    162,700
*   Premier Oil P.L.C......................................   556,388    763,285
*   Provident Financial P.L.C..............................    42,204    275,113
    Prudential P.L.C., ADR.................................    39,437  1,570,776
    PZ Cussons P.L.C.......................................    75,643    211,083
    QinetiQ Group P.L.C....................................   303,392  1,074,653
    Quilter P.L.C..........................................   398,870    590,161
    Randgold Resources, Ltd................................     3,564    280,322
    Rank Group P.L.C.......................................    54,918    112,239
    Rathbone Brothers P.L.C................................     9,942    292,491
*   Raven Property Group, Ltd..............................    42,374     24,425
    Reach P.L.C............................................   108,000     93,259
    Reckitt Benckiser Group P.L.C..........................    19,638  1,588,009
    Redrow P.L.C...........................................   159,072  1,074,054
    RELX P.L.C., Sponsored ADR.............................    33,736    663,242

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    RELX P.L.C.............................................  14,114 $   279,128
    RELX P.L.C.............................................  48,598     961,628
    Renewi P.L.C........................................... 173,267     113,571
    Renishaw P.L.C.........................................  12,829     689,374
    Rentokil Initial P.L.C................................. 243,890     983,518
#   Restaurant Group P.L.C. (The)..........................  84,208     258,643
#   Rhi Magnesita NV.......................................   7,801     390,167
    Ricardo P.L.C..........................................  11,242     102,116
    Rightmove P.L.C........................................ 212,165   1,224,738
    Rio Tinto P.L.C........................................   2,919     141,720
#   Rio Tinto P.L.C., Sponsored ADR........................ 172,914   8,522,931
    Robert Walters P.L.C...................................   7,903      58,938
    Rolls-Royce Holdings P.L.C............................. 219,142   2,350,120
    Rotork P.L.C........................................... 470,439   1,801,367
    Royal Bank of Scotland Group P.L.C.....................  56,366     169,690
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR..... 122,269     745,841
    Royal Dutch Shell P.L.C., Class A......................  34,402   1,095,984
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A....... 161,107  10,180,351
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B....... 107,051   7,034,321
    Royal Dutch Shell P.L.C., Class B......................  38,017   1,239,847
    Royal Mail P.L.C....................................... 239,245   1,098,356
    RPC Group P.L.C........................................ 201,832   1,967,292
    RPS Group P.L.C........................................  54,453     108,933
    RSA Insurance Group P.L.C.............................. 126,016     906,313
    Saga P.L.C............................................. 183,391     279,247
    Sage Group P.L.C. (The)................................ 114,395     795,378
    Savills P.L.C..........................................  76,752     710,352
    Schroders P.L.C........................................  14,066     481,374
    Schroders P.L.C........................................   5,367     153,200
    SDL P.L.C..............................................   7,338      42,971
    Senior P.L.C........................................... 214,188     746,011
    Severfield P.L.C.......................................  10,461       9,315
    Severn Trent P.L.C.....................................  39,993     950,408
    Shire P.L.C., ADR......................................     735     133,623
    Shire P.L.C............................................  33,914   2,046,740
    SIG P.L.C.............................................. 286,853     410,836
    Smith & Nephew P.L.C...................................  87,170   1,416,935
    Smiths Group P.L.C.....................................  92,468   1,648,290
    Soco International P.L.C...............................  68,330      73,269
    Softcat P.L.C..........................................  43,032     354,961
    Spectris P.L.C.........................................  34,609     946,893
    Speedy Hire P.L.C...................................... 122,643      88,111
    Spirax-Sarco Engineering P.L.C.........................  19,497   1,610,465
    Spire Healthcare Group P.L.C........................... 150,472     225,826
    Spirent Communications P.L.C........................... 141,040     212,973
    Sportech P.L.C.........................................  15,125      10,517
*   Sports Direct International P.L.C...................... 142,973     595,957
    SSE P.L.C.............................................. 164,651   2,399,858
    SSP Group P.L.C........................................ 169,177   1,442,376
    St James's Place P.L.C................................. 138,567   1,790,736
    St. Modwen Properties P.L.C............................  83,411     398,174
    Stagecoach Group P.L.C................................. 325,624     636,658
    Standard Chartered P.L.C............................... 236,573   1,658,071
    Standard Life Aberdeen P.L.C........................... 275,003     949,815
    SThree P.L.C...........................................  31,629     123,751
    Stobart Group, Ltd.....................................  57,564     156,145
    Superdry P.L.C.........................................  28,193     290,884
    Synthomer P.L.C........................................ 175,526     995,642
    TalkTalk Telecom Group P.L.C........................... 154,439     236,179

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
UNITED KINGDOM -- (Continued)
    Tarsus Group P.L.C.....................................     3,951 $       14,109
    Tate & Lyle P.L.C......................................   254,205      2,185,675
    Taylor Wimpey P.L.C.................................... 1,400,120      2,882,885
    Ted Baker P.L.C........................................    11,299        264,482
    Telecom Plus P.L.C.....................................    33,878        528,647
    Tesco P.L.C............................................ 1,976,348      5,382,431
    Thomas Cook Group P.L.C................................   530,482        305,120
    Topps Tiles P.L.C......................................    48,778         39,092
    TP ICAP P.L.C..........................................   157,848        584,786
#   Travis Perkins P.L.C...................................    95,395      1,347,330
    Trifast P.L.C..........................................    15,757         38,791
    TT Electronics P.L.C...................................    18,924         51,644
    TUI AG.................................................    43,709        725,188
*   Tullow Oil P.L.C.......................................   435,465      1,249,377
    U & I Group P.L.C......................................    45,167        132,189
    UDG Healthcare P.L.C...................................     6,487         52,318
    Ultra Electronics Holdings P.L.C.......................    46,640        857,323
    Unilever P.L.C., Sponsored ADR.........................    32,502      1,721,956
    Unilever P.L.C.........................................    15,104        800,053
    United Utilities Group P.L.C...........................   115,129      1,066,866
    Urban & Civic P.L.C....................................     3,271         12,346
*   Vectura Group P.L.C....................................   267,268        242,797
    Vesuvius P.L.C.........................................    71,474        495,893
    Victrex P.L.C..........................................    48,003      1,623,760
    Vitec Group P.L.C. (The)...............................     1,450         22,786
    Vodafone Group P.L.C................................... 3,422,553      6,436,241
    Vodafone Group P.L.C., Sponsored ADR...................    28,154        532,955
    Volution Group P.L.C...................................     6,100         13,496
    Weir Group P.L.C. (The)................................    18,594        376,278
    WH Smith P.L.C.........................................    41,451      1,030,362
    Whitbread P.L.C........................................    15,014        844,200
    William Hill P.L.C.....................................   440,511      1,184,176
    Wilmington PL.C........................................     5,594         12,189
    Wincanton P.L.C........................................    14,329         37,948
*   Wizz Air Holdings P.L.C................................     1,105         36,243
    Wm Morrison Supermarkets P.L.C.........................   586,197      1,857,183
    WPP P.L.C., Sponsored ADR..............................     4,077        229,984
    WPP P.L.C..............................................   159,782      1,808,050
    Xaar P.L.C.............................................    12,821         23,873
    XP Power, Ltd..........................................       236          7,666
                                                                      --------------
TOTAL UNITED KINGDOM.......................................              361,968,706
                                                                      --------------
UNITED STATES -- (0.1%)
    International Flavors & Fragrances, Inc................       665         96,017
*   Linde P.L.C............................................    10,046      1,648,096
    Waste Connections, Inc.................................     2,961        226,380
                                                                      --------------
TOTAL UNITED STATES........................................                1,970,493
                                                                      --------------
TOTAL COMMON STOCKS........................................            3,075,697,433
                                                                      --------------
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.4%)
    Alpargatas SA..........................................    26,238        107,095
*   AZUL SA................................................    26,162        215,047
    Banco ABC Brasil S.A...................................    34,457        149,717
    Banco Bradesco SA......................................   215,306      1,984,414
    Banco do Estado do Rio Grande do Sul SA, Class B.......    79,625        424,924
    Braskem SA, Class A....................................    31,067        435,347

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
BRAZIL -- (Continued)
*   Centrais Eletricas Brasileiras SA, Class B.............    29,900 $   213,715
    Cia Brasileira de Distribuicao.........................    31,520     662,500
    Cia de Gas de Sao Paulo, Class A.......................     7,370     107,139
    Cia de Saneamento do Parana............................   103,541     280,450
    Cia de Transmissao de Energia Eletrica Paulista........    13,867     243,506
    Cia Energetica de Minas Gerais.........................   214,100     634,562
    Cia Energetica de Sao Paulo, Class B...................    51,200     273,094
    Cia Energetica do Ceara, Class A.......................     3,100      38,984
    Cia Ferro Ligas da Bahia - FERBASA.....................    19,800     100,556
    Cia Paranaense de Energia..............................    24,400     171,977
    Gerdau SA..............................................   162,688     710,817
*   Gol Linhas Aereas Inteligentes SA......................    22,000     108,773
    Itau Unibanco Holding SA...............................   265,234   3,510,083
    Lojas Americanas SA....................................    23,540     118,918
    Marcopolo SA...........................................   214,900     226,940
    Petroleo Brasileiro SA.................................   308,798   2,291,818
    Randon SA Implementos e Participacoes..................    93,100     198,633
    Telefonica Brasil SA...................................    14,770     171,533
    Unipar Carbocloro SA...................................    31,942     363,923
    Usinas Siderurgicas de Minas Gerais SA, Class A........   110,973     306,544
                                                                      -----------
TOTAL BRAZIL...............................................            14,051,009
                                                                      -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B..........................    15,035      33,404
    Embotelladora Andina SA, Class B.......................    43,995     154,355
                                                                      -----------
TOTAL CHILE................................................               187,759
                                                                      -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA....................................   115,405      70,795
    Banco Davivienda SA....................................    23,683     228,039
    Bancolombia SA.........................................     8,144      76,140
    Grupo Argos SA.........................................     7,594      30,664
    Grupo Aval Acciones y Valores SA.......................    42,789      15,018
    Grupo de Inversiones Suramericana SA...................    11,306     103,245
                                                                      -----------
TOTAL COLOMBIA.............................................               523,901
                                                                      -----------
GERMANY -- (0.5%)
    Bayerische Motoren Werke AG............................    12,687     955,541
    Biotest AG.............................................     5,953     157,878
    Draegerwerk AG & Co. KGaA..............................     2,815     151,114
    Fuchs Petrolub SE......................................    16,682     772,205
    Henkel AG & Co. KGaA...................................     4,176     456,248
    Jungheinrich AG........................................    31,668   1,049,220
    Porsche Automobil Holding SE...........................    24,572   1,562,656
    Sartorius AG...........................................     6,747     975,907
    Schaeffler AG..........................................    52,285     550,934
    Sixt SE................................................    10,279     706,394
    STO SE & Co. KGaA......................................       725      74,922
    Villeroy & Boch AG.....................................     5,018      81,748
    Volkswagen AG..........................................    43,057   7,233,702
                                                                      -----------
TOTAL GERMANY..............................................            14,728,469
                                                                      -----------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.......................................... 2,601,116       3,325

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
UNITED KINGDOM -- (Continued)
    Rolls-Royce Holdings P.L.C............................. 10,080,532 $    12,885
                                                                       -----------
TOTAL UNITED KINGDOM.......................................                 16,210
                                                                       -----------
TOTAL PREFERRED STOCKS.....................................             29,507,348
                                                                       -----------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
*   Australis Capital Inc..................................        232         243
*   Tervita Corp. Warrants 07/19/20........................        966         220
                                                                       -----------
TOTAL CANADA...............................................                    463
                                                                       -----------
CHILE -- (0.0%)
*   Banco de Credito e Inversiones SA Rights 11/29/18......        576       1,654
*   SACI Falabella Rights 11/13/18.........................      1,074         108
                                                                       -----------
TOTAL CHILE................................................                  1,762
                                                                       -----------
INDONESIA -- (0.0%)
*   Medco Energi Internasional Tbk PT Warrants 12/11/20....    807,400      16,358
                                                                       -----------
JAPAN -- (0.0%)
*   Akatsuki Corp. Rights 12/25/18.........................      4,600       3,180
                                                                       -----------
MALAYSIA -- (0.0%)
*   Gabungan AQRS Bhd Warrants 09/26/23....................     12,625         996
*   Mitrajaya Holdings Bhd Warrants 04/17/23...............      9,849         206
                                                                       -----------
TOTAL MALAYSIA.............................................                  1,202
                                                                       -----------
SINGAPORE -- (0.0%)
*   Ezion Holdings, Ltd. Warrants 04/16/23.................    328,770           0
                                                                       -----------
SOUTH KOREA -- (0.0%)
*   SK Securities Co., Ltd. Rights 12/04/18................     31,868       4,922
                                                                       -----------
SPAIN -- (0.0%)
*   Banco Santander SA Rights 11/01/18.....................  1,253,758      48,709
*   Vidrala SA Rights 11/12/18.............................      6,516      26,200
                                                                       -----------
TOTAL SPAIN................................................                 74,909
                                                                       -----------
SWEDEN -- (0.0%)
#*  Dustin Group AB Rights 11/07/18........................     27,806       4,357
                                                                       -----------
TAIWAN -- (0.0%)
*   Evergreen Marine Corp., Ltd. Rights 11/21/18...........     32,736         740
*   Jourdeness Group, Ltd. Rights 11/12/18.................        550           0
*   Sunplus Technology Co., Ltd. Rights 10/24/18...........      1,873           0
*   Taichung Commercial Bank Rights 11/26/18...............     30,031           0
*   Taishin financial Holding Co., Ltd. Rights 11/22/18....     28,962       2,808
*   Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....     25,005         485
*   Yulon Finance Corp. Rights 10/05/18....................     18,934           0
                                                                       -----------
TOTAL TAIWAN...............................................                  4,033
                                                                       -----------
THAILAND -- (0.0%)
*   BTS Group Holdings PCL Warrants 08/01/19...............     29,322           0
*   JMT Network Services PCLWarrants 08/27/21..............     11,450         705

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                Shares      Value>>
                                                              ---------- --------------
THAILAND -- (Continued)
*     VGI Global Media PCL Warrents 09/10/22.................    110,980 $        1,339
                                                                         --------------
TOTAL THAILAND...............................................                     2,044
                                                                         --------------
TOTAL RIGHTS/WARRANTS........................................                   113,230
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             3,105,318,011
                                                                         --------------

                                                                            Value+
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (4.0%)
@(S)  DFA Short Term Investment Fund......................... 11,262,955    130,312,391
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $3,273,175,643)........................................            $3,235,630,402
                                                                         ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                              Investments in Securities (Market Value)
                           ----------------------------------------------
                             Level 1      Level 2    Level 3    Total
                           ------------ ------------ ------- ------------
       Common Stocks
          Australia....... $  1,593,024 $136,511,855   --    $138,104,879
          Austria.........           --   15,749,846   --      15,749,846
          Belgium.........      102,972   26,520,870   --      26,623,842
          Brazil..........   48,554,422           --   --      48,554,422
          Canada..........  207,033,103           --   --     207,033,103
          Chile...........    1,378,785    7,686,009   --       9,064,794
          China...........   23,699,069  205,458,335   --     229,157,404
          Colombia........    3,055,579           --   --       3,055,579
          Czech Republic..           --    1,471,447   --       1,471,447
          Denmark.........      230,754   38,321,999   --      38,552,753
          Egypt...........           --      117,009   --         117,009
          Finland.........      115,913   42,633,819   --      42,749,732
          France..........    1,314,543  181,219,999   --     182,534,542
          Germany.........    1,586,168  162,975,738   --     164,561,906
          Greece..........           --      476,691   --         476,691
          Hong Kong.......      109,097   60,855,258   --      60,964,355
          Hungary.........           --    2,653,430   --       2,653,430
          India...........      949,709   82,568,191   --      83,517,900
          Indonesia.......      151,200   16,623,691   --      16,774,891
          Ireland.........    4,541,301   11,341,939   --      15,883,240
          Israel..........    1,116,446   15,978,120   --      17,094,566
          Italy...........       78,567   67,763,245   --      67,841,812
          Japan...........    3,627,280  560,660,022   --     564,287,302
          Malaysia........           --   19,541,106   --      19,541,106
          Mexico..........   23,429,057          636   --      23,429,693
          Netherlands.....    6,903,552   52,052,551   --      58,956,103
          New Zealand.....      125,564   10,266,015   --      10,391,579
          Norway..........      190,283   23,901,789   --      24,092,072
          Peru............      490,689          105   --         490,794
          Philippines.....      101,299    8,425,020   --       8,526,319
          Poland..........           --   10,601,428   --      10,601,428
          Portugal........           --    5,721,400   --       5,721,400
          Russia..........    3,205,853    4,921,901   --       8,127,754
          Singapore.......        1,056   25,077,513   --      25,078,569
          South Africa....    3,926,044   56,568,672   --      60,494,716
          South Korea.....    1,002,588  120,316,279   --     121,318,867
          Spain...........      364,633   53,454,015   --      53,818,648

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                              Investments in Securities (Market Value)
                         --------------------------------------------------
                           Level 1       Level 2     Level 3     Total
                         ------------ -------------- ------- --------------
        Sweden.......... $     89,897 $   62,876,311   --    $   62,966,208
        Switzerland.....    3,412,086    129,887,181   --       133,299,267
        Taiwan..........    5,320,414    111,783,556   --       117,103,970
        Thailand........   24,269,400          2,364   --        24,271,764
        Turkey..........       12,384      6,690,148   --         6,702,532
        United Kingdom..   85,480,420    276,488,286   --       361,968,706
        United States...    1,970,493             --   --         1,970,493
     Preferred Stocks...
        Brazil..........   14,051,009             --   --        14,051,009
        Chile...........           --        187,759   --           187,759
        Colombia........      523,901             --   --           523,901
        Germany.........           --     14,728,469   --        14,728,469
        United Kingdom..           --         16,210   --            16,210
     Rights/Warrants....
        Canada..........           --            463   --               463
        Chile...........           --          1,762   --             1,762
        Indonesia.......           --         16,358   --            16,358
        Japan...........           --          3,180   --             3,180
        Malaysia........           --          1,202   --             1,202
        South Korea.....           --          4,922   --             4,922
        Spain...........           --         74,909   --            74,909
        Sweden..........           --          4,357   --             4,357
        Taiwan..........           --          4,033   --             4,033
        Thailand........           --          2,044   --             2,044
     Securities Lending
       Collateral.......           --    130,312,391   --       130,312,391
                         ------------ --------------   --    --------------
     TOTAL.............. $474,108,554 $2,761,521,848   --    $3,235,630,402
                         ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares     Value>>
                                                            ---------- -----------
COMMON STOCKS -- (95.3%)
BRAZIL -- (7.5%)
    AES Tiete Energia SA...................................  2,255,458 $ 6,242,434
    AES Tiete Energia SA...................................        681         377
    Aliansce Shopping Centers SA...........................  1,213,434   5,712,579
*   Alliar Medicos A Frente SA.............................    137,000     441,021
    Alupar Investimento SA.................................  1,206,046   5,671,317
    Ambev SA, ADR.......................................... 15,156,098  65,625,904
    Ambev SA...............................................  1,591,620   6,988,330
    Anima Holding SA.......................................    272,953   1,221,192
    Arezzo Industria e Comercio SA.........................    545,880   6,952,764
    Atacadao Distribuicao Comercio e Industria, Ltd........    120,405     493,073
#*  Azul SA, ADR...........................................    456,510  11,129,714
*   B2W Cia Digital........................................    908,953   8,426,406
    B3 SA - Brasil Bolsa Balcao............................  6,655,887  47,466,678
#   Banco Bradesco SA, ADR................................. 10,092,312  92,546,500
    Banco Bradesco SA......................................  4,568,996  37,138,823
    Banco BTG Pactual SA...................................     39,729     211,055
    Banco do Brasil SA.....................................  2,293,952  26,351,323
    Banco Santander Brasil SA..............................  1,055,549  11,969,412
    BB Seguridade Participacoes SA.........................  3,207,601  22,823,398
*   BR Malls Participacoes SA..............................  8,404,470  28,681,115
    BR Properties SA.......................................    587,094   1,232,085
*   Brasil Brokers Participacoes SA........................    174,746     278,917
    BrasilAgro - Co. Brasileira de Propriedades Agricolas..    174,503     665,845
    Braskem SA, Sponsored ADR..............................    559,977  15,600,959
*   BRF SA.................................................  1,917,175  11,282,045
    CCR SA.................................................  9,073,991  26,747,731
*   Centrais Eletricas Brasileiras SA......................  1,215,800   7,677,361
    Cia Brasileira de Distribuicao, ADR....................    194,588   4,068,835
    Cia de Locacao das Americas............................    142,206   1,173,491
    Cia de Saneamento Basico do Estado de Sao Paulo........  1,481,704  11,128,208
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR...    772,983   5,735,534
    Cia de Saneamento de Minas Gerais-COPASA...............    743,658  10,251,150
    Cia de Saneamento do Parana............................    117,580   1,631,871
#   Cia Energetica de Minas Gerais, Sponsored ADR..........  1,059,060   3,071,273
    Cia Energetica de Minas Gerais.........................    981,139   2,921,139
    Cia Hering.............................................  1,057,676   6,437,286
#   Cia Paranaense de Energia, Sponsored ADR...............    283,710   1,988,807
    Cia Paranaense de Energia..............................    186,823   1,305,728
*   Cia Siderurgica Nacional SA, Sponsored ADR.............  3,613,990   9,107,255
*   Cia Siderurgica Nacional SA............................  4,805,090  12,356,499
    Cielo SA...............................................  5,833,219  20,690,175
*   Construtora Tenda SA...................................    543,142   4,163,870
*   Cosan Logistica SA.....................................  1,392,089   4,765,609
    Cosan SA...............................................  1,294,996  11,222,255
    CSU Cardsystem SA......................................    172,198     342,406
    CVC Brasil Operadora e Agencia de Viagens SA...........  1,242,760  18,901,039
    Cyrela Brazil Realty SA Empreendimentos e
    Participacoes..........................................  3,780,706  14,832,274
    Cyrela Commercial Properties SA Empreendimentos e
    Participacoes..........................................     15,734      37,628
    Dimed SA Distribuidora da Medicamentos.................      1,500     122,934
    Direcional Engenharia SA...............................  1,392,826   2,672,250
    Duratex SA.............................................  3,855,155  11,902,655
    EcoRodovias Infraestrutura e Logistica SA..............  2,422,043   6,150,291
    EDP - Energias do Brasil SA............................  3,633,492  13,668,921
    Embraer SA.............................................     32,200     181,095
    Embraer SA, Sponsored ADR..............................  1,297,675  28,899,222
    Energisa SA............................................  1,149,715  10,658,382
*   Eneva SA...............................................    199,900     741,266

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
BRAZIL -- (Continued)
    Engie Brasil Energia SA................................  1,130,209 $12,087,147
    Equatorial Energia SA..................................  2,093,158  38,240,981
    Estacio Participacoes SA...............................  2,767,645  17,201,566
*   Even Construtora e Incorporadora SA....................  2,545,532   3,276,393
    Ez Tec Empreendimentos e Participacoes SA..............    854,281   5,504,677
    Fibria Celulose SA.....................................    767,951  14,826,623
    Fibria Celulose SA, Sponsored ADR......................    515,901   9,910,458
    Fleury SA..............................................  1,995,788  11,181,561
    Fras-Le SA.............................................     81,700      95,937
*   Gafisa SA..............................................    421,159   1,335,395
#   Gafisa SA, ADR.........................................    103,158     642,672
#   Gerdau SA, Sponsored ADR...............................  4,354,272  18,941,083
    Gerdau SA..............................................    875,471   3,051,151
#*  Gol Linhas Aereas Inteligentes SA, ADR.................    320,559   3,176,745
    Grendene SA............................................  1,301,584   2,549,657
    Guararapes Confeccoes SA...............................     80,932   2,892,370
*   Helbor Empreendimentos SA..............................  2,663,929   1,195,422
    Hypermarcas SA.........................................  1,262,449  10,102,306
    Iguatemi Empresa de Shopping Centers SA................    610,644   6,376,361
    Industrias Romi SA.....................................     70,100     146,360
    Instituto Hermes Pardini SA............................    194,860     797,452
    International Meal Co. Alimentacao SA, Class A.........  1,280,376   2,305,124
    Iochpe-Maxion SA.......................................  1,490,893   7,763,941
    Itau Unibanco Holding SA, ADR..........................  5,343,105  70,368,693
    Itau Unibanco Holding SA...............................  1,259,106  14,341,933
    JBS SA................................................. 10,618,575  29,246,377
*   JHSF Participacoes SA..................................  1,487,370     631,478
*   JSL SA.................................................    660,646   1,212,471
*   Kepler Weber SA........................................    113,704     360,529
    Klabin SA..............................................  2,837,207  14,233,684
    Kroton Educacional SA..................................  7,927,996  24,328,285
    Light SA...............................................  1,270,696   5,691,926
    Linx SA................................................    332,450   2,290,479
    Localiza Rent a Car SA.................................  3,829,290  29,582,719
    Lojas Americanas SA....................................    763,490   2,872,193
    Lojas Renner SA........................................  5,227,997  52,820,821
    M Dias Branco SA.......................................    436,507   5,216,033
    Magazine Luiza SA......................................    544,868  24,714,152
*   Magnesita Refratarios SA...............................    330,510   4,982,302
    Mahle-Metal Leve SA....................................    581,123   3,354,164
    Marcopolo SA...........................................    477,600     386,289
*   Marfrig Global Foods SA................................  1,982,662   3,414,984
*   Marisa Lojas SA........................................    661,518     924,330
*   Mills Estruturas e Servicos de Engenharia SA...........  1,196,314   1,009,385
*   Minerva SA.............................................    289,036     426,389
    Movida Participacoes SA................................    330,636     700,986
    MRV Engenharia e Participacoes SA......................  4,126,997  14,017,262
    Multiplan Empreendimentos Imobiliarios SA..............  1,170,955   7,236,857
    Multiplus SA...........................................    558,948   3,790,904
    Natura Cosmeticos SA...................................  1,651,900  14,466,054
    Odontoprev SA..........................................  2,827,495  10,044,198
*   Paranapanema SA........................................  2,190,431     865,225
*   Petro Rio SA...........................................     53,496   1,710,607
    Petroleo Brasileiro SA, Sponsored ADR..................  4,065,689  60,253,511
    Petroleo Brasileiro SA, Sponsored ADR..................  1,709,461  27,778,741
    Petroleo Brasileiro SA.................................  8,136,786  66,292,450
    Porto Seguro SA........................................  1,147,953  16,774,334
    Portobello SA..........................................  1,737,534   2,423,163
*   Profarma Distribuidora de Produtos Farmaceuticos SA....    178,775     226,741

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares       Value>>
                                                            ----------- --------------
BRAZIL -- (Continued)
    QGEP Participacoes SA..................................   1,184,057 $    3,817,999
    Qualicorp Consultoria e Corretora de Seguros SA........   2,734,377     10,580,419
    Raia Drogasil SA.......................................   1,654,572     27,929,656
    Restoque Comercio e Confeccoes de Roupas SA............     106,909        848,896
*   Rumo SA................................................   4,929,909     22,056,425
    Santos Brasil Participacoes SA.........................   2,903,192      2,785,005
    Sao Carlos Empreendimentos e Participacoes SA..........      21,500        184,872
    Sao Martinho SA........................................   2,114,981     11,025,294
    Ser Educacional SA.....................................     493,038      2,065,421
    SLC Agricola SA........................................     730,898     11,210,441
    Smiles Fidelidade SA...................................     638,391      6,389,914
    Sonae Sierra Brasil SA.................................     233,280      1,438,607
*   Springs Global Participacoes SA........................      64,771        118,525
    Sul America SA.........................................   3,630,643     24,194,531
    Suzano Papel e Celulose SA.............................   3,578,012     36,390,637
    T4F Entretenimento SA..................................     354,792        681,651
*   Technos SA.............................................     198,716        107,861
*   Tecnisa SA.............................................   1,841,425        667,990
    Tegma Gestao Logistica SA..............................     335,252      2,070,157
    Telefonica Brasil SA, ADR..............................     550,562      6,386,519
*   Terra Santa Agro SA....................................       5,300         17,802
    TIM Participacoes SA, ADR..............................     309,336      4,785,428
    TIM Participacoes SA...................................   3,318,337     10,334,415
    TOTVS SA...............................................     582,069      3,925,818
    Transmissora Alianca de Energia Eletrica SA............   2,194,647     13,127,191
    Trisul SA..............................................      48,300         37,638
    Tupy SA................................................     608,992      2,863,727
    Ultrapar Participacoes SA..............................   2,067,950     24,588,684
#   Ultrapar Participacoes SA, Sponsored ADR...............     151,455      1,787,169
    Usinas Siderurgicas de Minas Gerais SA.................     245,844        845,574
#   Vale SA, Sponsored ADR.................................   2,810,743     42,442,221
    Vale SA................................................  17,883,874    272,523,044
    Valid Solucoes e Servicos de Seguranca em Meios de
    Pagamento e............................................
    Identificacao S.A......................................     988,548      4,048,226
    Via Varejo SA..........................................   2,186,920      9,913,567
*   Vulcabras Azaleia SA...................................     744,649      1,248,585
    WEG SA.................................................   1,480,540      7,161,016
    Wiz Solucoes e Corretagem de Seguros SA................     685,590      1,390,892
                                                                        --------------
TOTAL BRAZIL...............................................              1,935,291,554
                                                                        --------------
CHILE -- (1.3%)
    AES Gener SA...........................................  15,687,276      4,432,542
    Aguas Andinas SA, Class A..............................  21,192,374     11,072,249
    Banco de Chile.........................................  14,742,399      2,053,835
    Banco de Chile, ADR....................................     105,459      8,735,200
    Banco de Credito e Inversiones SA......................     200,708     12,566,971
    Banco Santander Chile, ADR.............................     777,016     22,890,891
    Besalco SA.............................................   2,631,905      2,111,519
    CAP SA.................................................   1,271,124     12,239,844
    Cementos BIO BIO SA....................................     180,149        238,375
    Cencosud SA............................................   6,212,469     12,736,641
    Cia Cervecerias Unidas SA..............................     339,280      4,225,191
#   Cia Cervecerias Unidas SA, Sponsored ADR...............     397,619      9,968,308
*   Cia Sud Americana de Vapores SA........................ 179,324,655      5,355,404
*   Clinica Las Condes SA..................................         849         45,404
    Colbun SA..............................................  38,654,666      7,360,451
    Cristalerias de Chile SA...............................      59,157        492,455
    Embotelladora Andina SA, ADR, Class B..................      69,266      1,433,114
    Empresa Nacional de Telecomunicaciones SA..............   1,240,097      8,970,214

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
CHILE -- (Continued)
*   Empresas AquaChile SA..................................     693,671 $    476,159
    Empresas CMPC SA.......................................   5,457,081   18,757,337
    Empresas COPEC SA......................................   1,181,973   16,570,991
    Empresas Hites SA......................................   1,284,893      996,918
*   Empresas La Polar SA...................................  11,864,620      578,231
    Enel Americas SA, ADR..................................   2,330,101   18,361,193
    Enel Americas SA.......................................  76,979,233   12,045,581
    Enel Chile SA, ADR.....................................   2,417,197   10,393,947
    Enel Chile SA..........................................  55,533,660    4,817,112
    Engie Energia Chile SA.................................   4,981,367    8,184,394
*   Enjoy SA...............................................   1,885,576      155,633
    Forus SA...............................................     580,492    1,556,010
    Grupo Security SA......................................   1,818,749      749,095
    Hortifrut SA...........................................      15,451       44,769
    Instituto de Diagnostico SA............................       4,394       14,215
    Inversiones Aguas Metropolitanas SA....................   5,024,538    6,917,741
    Inversiones La Construccion SA.........................     253,848    3,781,998
    Itau CorpBanca......................................... 980,686,715    9,063,184
#   Itau CorpBanca, ADR....................................      72,474      939,263
#   Latam Airlines Group SA, Sponsored ADR.................   1,584,753   14,611,423
    Latam Airlines Group SA................................      52,204      475,234
    Masisa SA..............................................  15,420,013      822,640
    Molibdenos y Metales SA................................      84,984      988,179
    Multiexport Foods SA...................................   3,748,174    1,940,013
    Parque Arauco SA.......................................   5,019,594   11,362,533
    PAZ Corp. SA...........................................   1,378,694    2,032,272
    Ripley Corp. SA........................................   7,798,333    6,595,372
    SACI Falabella.........................................   2,268,911   17,116,023
    Salfacorp SA...........................................   2,120,382    3,003,309
    Sigdo Koppers SA.......................................   1,804,107    2,800,265
*   SMU SA.................................................     583,407      154,068
    Sociedad Matriz SAAM SA................................  23,788,589    2,044,433
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR...     341,596   14,965,321
    Socovesa SA............................................   1,566,370      814,850
    SONDA SA...............................................   3,778,189    5,403,971
    Vina Concha y Toro SA..................................   3,003,464    5,652,709
                                                                        ------------
TOTAL CHILE................................................              332,114,994
                                                                        ------------
CHINA -- (16.6%)
*   21Vianet Group, Inc., ADR..............................     313,037    3,404,277
#   361 Degrees International, Ltd.........................   5,098,000    1,186,235
    3SBio, Inc.............................................   2,167,000    3,168,078
#*  500.com, Ltd., ADR, Class A............................     120,403      882,554
#*  51job, Inc., ADR.......................................      57,060    3,504,055
*   58.com, Inc., ADR......................................     173,271   11,364,845
*   A8 New Media Group, Ltd................................   5,276,000      195,781
    AAC Technologies Holdings, Inc.........................   2,746,500   20,920,802
    Agile Group Holdings, Ltd..............................  12,170,465   13,983,201
    Agricultural Bank of China, Ltd., Class H..............  45,690,460   20,112,018
    Air China, Ltd., Class H...............................  10,246,000    8,283,472
    Ajisen China Holdings, Ltd.............................   2,945,000      981,404
    AKM Industrial Co., Ltd................................     240,000       31,544
#*  Alibaba Group Holding, Ltd., Sponsored ADR.............   1,510,117  214,859,447
#*  Alibaba Health Information Technology, Ltd.............   2,476,000    2,008,389
#*  Alibaba Pictures Group, Ltd............................  47,790,000    6,603,618
#*  Aluminum Corp. of China, Ltd., ADR.....................     225,375    2,050,912
*   Aluminum Corp. of China, Ltd., Class H.................  15,082,000    5,490,529
    AMVIG Holdings, Ltd....................................   1,688,000      421,866
    Angang Steel Co., Ltd., Class H........................   5,515,160    4,716,322

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
CHINA -- (Continued)
    Anhui Conch Cement Co., Ltd., Class H..................   6,280,500 $32,552,708
    Anhui Expressway Co., Ltd., Class H....................   2,416,000   1,401,616
    ANTA Sports Products, Ltd..............................   4,947,000  20,423,892
#*  Anton Oilfield Services Group..........................  12,268,000   1,734,779
*   Anxin-China Holdings, Ltd..............................  13,373,000     123,124
*   Aowei Holdings, Ltd....................................     187,000      43,646
*   Art Group Holdings, Ltd................................     455,000      18,398
    Asia Cement China Holdings Corp........................   3,359,000   2,872,030
*   Asia Television Holdings, Ltd..........................   1,730,000      54,508
*   Asian Citrus Holdings, Ltd.............................   3,478,000      49,895
#   Ausnutria Dairy Corp., Ltd.............................   1,270,000   1,156,828
#*  AVIC International Holding HK, Ltd.....................  14,994,207     344,873
#   AVIC International Holdings, Ltd., Class H.............   1,678,000     813,628
    AviChina Industry & Technology Co., Ltd., Class H......  14,292,212   9,544,036
    BAIC Motor Corp., Ltd., Class H........................  11,026,500   6,224,708
*   Baidu, Inc., Sponsored ADR.............................     342,705  65,134,512
    BAIOO Family Interactive, Ltd..........................   4,356,000     247,358
    Bank of China, Ltd., Class H........................... 108,952,702  46,418,357
    Bank of Chongqing Co., Ltd., Class H...................   2,573,000   1,487,910
    Bank of Communications Co., Ltd., Class H..............  11,519,618   8,654,184
*   Baoye Group Co., Ltd., Class H.........................   1,566,440     840,760
#*  Baozun, Inc., Sponsored ADR............................      38,456   1,530,933
    BBI Life Sciences Corp.................................     253,500      81,740
#   BBMG Corp., Class H....................................  11,245,404   3,110,845
    Beijing Capital International Airport Co., Ltd.,
      Class H..............................................   8,324,000   9,036,929
    Beijing Capital Land, Ltd., Class H....................   7,416,000   2,518,056
*   Beijing Enterprises Clean Energy Group, Ltd............  65,400,000     828,030
#*  Beijing Enterprises Environment Group, Ltd.............     702,000      56,629
    Beijing Enterprises Holdings, Ltd......................   2,210,528  11,985,389
*   Beijing Enterprises Medical & Health Group, Ltd........  12,414,000     492,148
    Beijing Enterprises Water Group, Ltd...................  19,196,469   9,802,851
*   Beijing Gas Blue Sky Holdings, Ltd.....................   4,368,000     284,556
    Beijing Jingneng Clean Energy Co., Ltd., Class H.......   7,914,000   1,486,735
#   Beijing North Star Co., Ltd., Class H..................   4,630,000   1,224,276
#*  Beijing Properties Holdings, Ltd.......................   5,540,967     164,695
#   Beijing Urban Construction Design & Development Group
      Co., Ltd., Class H...................................   1,013,000     315,746
#   Best Pacific International Holdings, Ltd...............   2,202,000     560,230
    BII Railway Transportation Technology Holdings Co.,
    Ltd....................................................   1,820,000     112,643
#*  Bitauto Holdings, Ltd., ADR............................     203,087   3,878,962
    Bosideng International Holdings, Ltd...................  21,380,157   3,009,618
#*  Boyaa Interactive International, Ltd...................   2,348,000     551,030
    Brilliance China Automotive Holdings, Ltd..............   9,014,000   7,907,373
    Brilliant Circle Holdings International, Ltd...........      60,000       6,792
#   BYD Co., Ltd., Class H.................................   2,909,300  18,714,898
#   BYD Electronic International Co., Ltd..................   5,761,722   6,780,035
    C C Land Holdings, Ltd.................................  13,761,530   3,269,958
#*  C.banner International Holdings, Ltd...................   3,093,000     213,168
    Cabbeen Fashion, Ltd...................................   1,829,000     494,306
#   Canvest Environmental Protection Group Co., Ltd........   2,812,000   1,496,223
*   Capital Environment Holdings, Ltd......................   3,860,000      79,974
*   CAR, Inc...............................................   6,154,000   4,891,897
#*  Carnival Group International Holdings, Ltd.............   8,250,000     149,513
    Carrianna Group Holdings Co., Ltd......................   2,236,877     240,365
*   CECEP COSTIN New Materials Group, Ltd..................   2,583,000      37,056
    Central China Real Estate, Ltd.........................   5,534,074   2,022,178
#   Central China Securities Co., Ltd., Class H............   3,039,000     730,389
*   Century Sunshine Group Holdings, Ltd...................  12,975,000     320,699
*   CGN Meiya Power Holdings Co., Ltd......................   8,006,000   1,053,783

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
CHINA -- (Continued)
    CGN Power Co., Ltd., Class H...........................  32,813,000 $  7,546,281
    Changshouhua Food Co., Ltd.............................   1,543,000      520,411
#   Changyou.com, Ltd., ADR................................      58,570      783,667
#   Chaowei Power Holdings, Ltd............................   5,179,000    2,229,772
*   Cheetah Mobile, Inc., ADR..............................     131,895    1,256,959
*   Chigo Holding, Ltd.....................................  19,708,000      181,691
#*  Chiho Environmental Group, Ltd.........................     454,000      131,972
    China Aerospace International Holdings, Ltd............  14,962,600    1,035,151
    China Agri-Industries Holdings, Ltd....................  17,418,800    5,838,078
    China Aircraft Leasing Group Holdings, Ltd.............   1,356,000    1,374,914
    China All Access Holdings, Ltd.........................   3,800,000      176,714
    China Aluminum Cans Holdings, Ltd......................      94,000       13,929
*   China Animal Healthcare, Ltd...........................   1,485,000       19,962
#   China Animation Characters Co., Ltd....................   2,906,000      992,484
#   China Aoyuan Property Group, Ltd.......................  10,305,000    6,049,367
    China BlueChemical, Ltd., Class H......................  12,379,122    4,243,561
*   China Chengtong Development Group, Ltd.................     546,000       14,329
    China Cinda Asset Management Co., Ltd., Class H........  28,298,000    6,946,662
    China CITIC Bank Corp., Ltd., Class H..................  13,537,607    8,391,070
    China Coal Energy Co., Ltd., Class H...................   9,643,168    4,330,093
    China Communications Construction Co., Ltd., Class H...  12,222,387   11,206,772
    China Communications Services Corp., Ltd., Class H.....  11,993,327    9,719,040
    China Conch Venture Holdings, Ltd......................   3,184,000    8,958,448
    China Construction Bank Corp., Class H................. 226,157,302  179,466,394
    China Datang Corp. Renewable Power Co., Ltd., Class H..  12,725,000    1,560,653
    China Distance Education Holdings, Ltd., ADR...........      15,107      109,224
    China Dongxiang Group Co., Ltd.........................  21,646,888    3,344,256
#*  China Dynamics Holdings, Ltd...........................   7,940,000      101,748
#   China Eastern Airlines Corp., Ltd., Class H............   8,106,000    4,498,937
#   China Electronics Huada Technology Co., Ltd............   2,820,000      248,540
    China Electronics Optics Valley Union Holding Co., Ltd.   3,968,000      220,933
#*  China Energine International Holdings, Ltd.............   2,588,000       63,707
#   China Energy Engineering Corp., Ltd., Class H..........   2,556,000      248,061
*   China Environmental Technology and Bioenergy Holdings,
      Ltd..................................................   1,160,000       11,866
    China Everbright Bank Co., Ltd., Class H...............   7,692,000    3,433,337
    China Everbright International, Ltd....................  12,275,777    9,820,567
    China Everbright, Ltd..................................   6,840,896   12,131,053
#   China Evergrande Group.................................  18,132,000   43,476,439
*   China Fiber Optic Network System Group, Ltd............   4,584,800      163,702
    China Financial Services Holdings, Ltd.................   1,424,000       89,490
#   China Foods, Ltd.......................................   7,324,000    3,439,036
#   China Galaxy Securities Co., Ltd., Class H.............  10,191,500    5,134,130
    China Gas Holdings, Ltd................................   7,434,000   23,598,404
*   China Glass Holdings, Ltd..............................   4,448,000      318,281
*   China Grand Pharmaceutical and Healthcare Holdings,
      Ltd., Class A........................................   3,100,000    1,502,177
*   China Greenfresh Group Co., Ltd........................   3,265,000      441,770
#   China Greenland Broad Greenstate Group Co., Ltd........   5,504,000      436,086
    China Hanking Holdings, Ltd............................   3,723,000      433,599
#   China Harmony New Energy Auto Holding, Ltd.............   5,402,000    2,150,919
#*  China High Precision Automation Group, Ltd.............   1,360,000       39,671
#   China High Speed Transmission Equipment Group Co., Ltd.   1,763,000    1,643,409
#   China Hongqiao Group, Ltd..............................   7,359,500    4,933,933
    China Huarong Asset Management Co., Ltd., Class H......  57,410,000   10,423,627
*   China Huishan Dairy Holdings Co., Ltd..................   5,478,748        1,027
*   China Huiyuan Juice Group, Ltd.........................   3,751,500      362,379
#   China International Capital Corp., Ltd., Class H.......   1,640,400    2,701,978
#   China International Marine Containers Group Co., Ltd.,
      Class H..............................................   1,289,600    1,138,553
*   China ITS Holdings Co., Ltd............................   2,506,096       71,738
    China Jinmao Holdings Group, Ltd.......................  27,578,976   11,620,343

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
CHINA -- (Continued)
#   China Lesso Group Holdings, Ltd........................  7,861,000 $ 4,152,597
    China Life Insurance Co., Ltd., ADR....................    881,250   8,865,375
    China Life Insurance Co., Ltd., Class H................  1,838,000   3,682,978
    China Lilang, Ltd......................................  2,984,000   2,460,464
*   China Logistics Property Holdings Co., Ltd.............    103,000      34,018
*   China Longevity Group Co., Ltd.........................    893,399      29,279
    China Longyuan Power Group Corp., Ltd., Class H........ 10,798,000   8,217,311
*   China LotSynergy Holdings, Ltd......................... 13,040,000     140,396
    China Machinery Engineering Corp., Class H.............  5,323,000   2,428,633
    China Maple Leaf Educational Systems, Ltd..............  5,216,000   2,263,766
    China Medical System Holdings, Ltd.....................  7,762,800   9,272,229
    China Meidong Auto Holdings, Ltd.......................  1,364,000     539,712
    China Mengniu Dairy Co., Ltd...........................  5,685,000  16,821,237
    China Merchants Bank Co., Ltd., Class H................ 11,462,146  44,259,621
    China Merchants Land, Ltd..............................  9,534,000   1,232,345
    China Merchants Port Holdings Co., Ltd.................  5,402,876   9,202,876
#   China Merchants Securities Co., Ltd., Class H..........    324,400     368,396
#*  China Metal Resources Utilization, Ltd.................    192,000     110,268
    China Minsheng Banking Corp., Ltd., Class H............ 11,637,460   8,593,066
#*  China Minsheng Financial Holding Corp., Ltd............  1,620,000      49,627
    China Mobile, Ltd...................................... 10,600,500  99,304,192
#   China Mobile, Ltd., Sponsored ADR......................  1,997,961  93,005,085
*   China Modern Dairy Holdings, Ltd.......................    784,000      98,204
    China Molybdenum Co., Ltd., Class H.................... 15,057,000   5,622,681
    China National Building Material Co., Ltd., Class H.... 27,708,150  19,921,181
#   China New Town Development Co., Ltd....................  6,821,177     166,352
    China NT Pharma Group Co., Ltd.........................  4,305,000     644,064
*   China Nuclear Energy Technology Corp., Ltd.............    818,000      61,668
    China Oil & Gas Group, Ltd............................. 28,680,000   1,976,259
    China Oilfield Services, Ltd., Class H.................  6,294,000   5,872,411
#*  China Online Education Group, ADR......................        900       7,713
    China Oriental Group Co., Ltd..........................  7,960,000   6,315,761
    China Overseas Grand Oceans Group, Ltd................. 10,076,500   3,123,259
    China Overseas Land & Investment, Ltd.................. 18,498,033  58,154,820
    China Overseas Property Holdings, Ltd.................. 11,396,344   2,688,046
    China Pacific Insurance Group Co., Ltd., Class H.......  4,767,865  17,800,353
    China Petroleum & Chemical Corp., ADR..................    211,889  17,090,951
    China Petroleum & Chemical Corp., Class H.............. 70,800,400  57,672,295
*   China Pioneer Pharma Holdings, Ltd.....................  2,974,000     577,007
    China Power Clean Energy Development Co., Ltd..........  2,497,000     718,457
    China Power International Development, Ltd............. 22,017,600   4,356,273
*   China Properties Group, Ltd............................  2,545,000     341,264
*   China Qinfa Group, Ltd.................................    300,000       9,975
    China Railway Construction Corp., Ltd., Class H........  8,916,687  11,324,256
    China Railway Group, Ltd., Class H..................... 11,221,000  10,028,338
    China Railway Signal & Communication Corp., Ltd.,
      Class H..............................................  2,566,000   1,727,828
    China Reinsurance Group Corp., Class H.................  5,200,000     996,542
    China Resources Beer Holdings Co., Ltd.................  5,009,661  17,456,784
    China Resources Cement Holdings, Ltd................... 12,346,946  10,960,113
    China Resources Gas Group, Ltd.........................  4,796,000  18,382,833
    China Resources Land, Ltd.............................. 13,226,610  44,986,332
    China Resources Medical Holdings Co., Ltd..............  2,138,500   1,473,569
    China Resources Pharmaceutical Group, Ltd..............  1,585,500   2,329,439
    China Resources Power Holdings Co., Ltd................  6,522,820  11,476,548
*   China Ruifeng Renewable Energy Holdings, Ltd...........  4,172,000     298,020
*   China Rundong Auto Group, Ltd..........................     85,000      27,451
*   China Saite Group Co., Ltd.............................  1,232,000      77,997
    China Sanjiang Fine Chemicals Co., Ltd.................  4,485,000   1,027,171
    China SCE Group Holdings, Ltd.......................... 15,992,400   5,467,241

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
CHINA -- (Continued)
#*  China Shengmu Organic Milk, Ltd........................  4,919,000 $   198,036
    China Shenhua Energy Co., Ltd., Class H................ 12,791,500  28,940,112
    China Shineway Pharmaceutical Group, Ltd...............  1,822,000   2,127,769
*   China Silver Group, Ltd................................  6,870,000     852,869
#   China Singyes Solar Technologies Holdings, Ltd.........  4,198,159   1,150,995
    China South City Holdings, Ltd......................... 27,742,711   4,077,607
#   China Southern Airlines Co., Ltd., Sponsored ADR.......     41,944   1,149,266
    China Southern Airlines Co., Ltd., Class H.............  9,144,000   4,984,273
    China Starch Holdings, Ltd............................. 12,525,000     288,034
    China State Construction International Holdings, Ltd...  9,601,460   6,866,097
    China Sunshine Paper Holdings Co., Ltd.................  1,914,500     321,104
    China Suntien Green Energy Corp., Ltd., Class H........  8,964,000   2,291,774
*   China Taifeng Beddings Holdings, Ltd...................  1,662,000      42,917
    China Taiping Insurance Holdings Co., Ltd..............  5,961,930  20,026,006
    China Telecom Corp., Ltd., ADR.........................    136,139   6,382,196
    China Telecom Corp., Ltd., Class H..................... 18,830,000   8,909,077
    China Tian Lun Gas Holdings, Ltd.......................  1,038,000     752,333
*   China Tianrui Group Cement Co., Ltd....................     22,000      18,159
    China Traditional Chinese Medicine Holdings Co., Ltd...  9,944,000   6,349,036
    China Travel International Investment Hong Kong, Ltd... 15,605,892   4,195,074
    China Unicom Hong Kong, Ltd............................ 27,940,000  29,223,812
    China Unicom Hong Kong, Ltd., ADR......................  1,125,159  11,735,408
*   China Unienergy Group, Ltd.............................     82,000     132,136
    China Vanke Co., Ltd., Class H.........................  6,530,300  20,164,892
    China Vast Industrial Urban Development Co., Ltd.......    399,000     155,560
#   China Water Affairs Group, Ltd.........................  5,220,000   4,724,279
#*  China Water Industry Group, Ltd........................  4,764,000     700,125
    China Wood Optimization Holding, Ltd...................  1,772,000     456,794
    China XLX Fertiliser, Ltd..............................    548,000     199,161
#   China Yuhua Education Corp., Ltd.......................    376,000     151,613
#*  China Yurun Food Group, Ltd............................  8,931,000     708,119
#   China ZhengTong Auto Services Holdings, Ltd............  5,640,500   2,706,895
#   China Zhongwang Holdings, Ltd.......................... 11,379,179   5,063,572
    Chinasoft International, Ltd...........................  9,502,000   5,599,439
    Chongqing Machinery & Electric Co., Ltd., Class H......  8,241,962     506,536
    Chongqing Rural Commercial Bank Co., Ltd., Class H..... 17,804,000   9,834,841
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd..................................................  2,446,000     190,800
    Chu Kong Shipping Enterprise Group Co., Ltd............    166,000      37,743
    CIFI Holdings Group Co., Ltd........................... 20,754,000   8,707,475
#   CIMC Enric Holdings, Ltd...............................  3,068,000   2,358,398
*   CIMC-TianDa Holdings Co., Ltd..........................  3,700,000     117,756
*   CITIC Dameng Holdings, Ltd.............................  3,547,000     172,568
#   CITIC Resources Holdings, Ltd.......................... 18,228,000   1,491,781
    CITIC Securities Co., Ltd., Class H....................  4,272,500   7,543,120
    CITIC, Ltd.............................................  8,270,567  12,426,603
#   Citychamp Watch & Jewellery Group, Ltd.................  9,506,000   1,952,875
    Clear Media, Ltd.......................................    279,000      77,784
    CNOOC, Ltd............................................. 36,457,000  62,085,500
    CNOOC, Ltd., Sponsored ADR.............................    229,288  38,806,994
*   Coastal Greenland, Ltd.................................  5,328,000     159,369
#*  COFCO Meat Holdings, Ltd...............................    686,000     100,000
    Cogobuy Group..........................................  3,081,000   1,053,130
#   Colour Life Services Group Co., Ltd....................  3,273,000   1,581,372
#*  Comba Telecom Systems Holdings, Ltd.................... 10,262,210   1,445,838
    Concord New Energy Group, Ltd.......................... 34,005,909   1,347,153
    Consun Pharmaceutical Group, Ltd.......................  3,446,000   2,398,566
#*  Coolpad Group, Ltd..................................... 24,900,000      64,740
#*  COSCO SHIPPING Development Co., Ltd., Class H..........  9,453,300     967,086
    COSCO SHIPPING Energy Transportation Co., Ltd.,
      Class H..............................................  8,774,000   4,807,176

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
CHINA -- (Continued)
*   COSCO SHIPPING Holdings Co., Ltd., Class H............. 10,019,000 $ 3,589,694
    COSCO SHIPPING International Hong Kong Co., Ltd........  2,658,000     913,674
    COSCO SHIPPING Ports, Ltd.............................. 10,378,438  10,607,165
*   Coslight Technology International Group Co., Ltd.......  1,060,000     263,834
#   Cosmo Lady China Holdings Co., Ltd.....................  3,388,000   1,425,918
    Country Garden Holdings Co., Ltd....................... 35,383,660  38,078,430
*   Country Garden Services Holdings Co., Ltd..............  4,309,673   5,618,870
    CP Pokphand Co., Ltd................................... 26,583,658   2,306,522
#   CPMC Holdings, Ltd.....................................  2,724,000     897,462
#   CRCC High-Tech Equipment Corp., Ltd., Class H..........  1,807,500     367,450
#   CRRC Corp., Ltd., Class H..............................  7,500,324   6,587,321
*   CSC Financial Co., Ltd., Class H.......................     91,500      51,930
*   CSMall Group, Ltd......................................  1,377,266     211,413
    CSPC Pharmaceutical Group, Ltd......................... 17,084,000  36,402,709
#*  CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H..............................................    178,000     121,488
#   CT Environmental Group, Ltd............................ 17,816,000     808,832
#*  Ctrip.com International, Ltd., ADR.....................    669,751  22,289,313
#*  CWT International, Ltd................................. 23,990,000     392,469
    Da Ming International Holdings, Ltd....................    112,000      35,755
*   DaChan Food Asia, Ltd..................................  1,513,087      68,687
    Dah Chong Hong Holdings, Ltd...........................  5,845,420   1,982,405
    Dali Foods Group Co., Ltd..............................  7,369,500   5,268,830
    Dalian Port PDA Co., Ltd., Class H.....................  7,937,399   1,023,370
#*  Daphne International Holdings, Ltd.....................  6,388,000     208,068
    Datang International Power Generation Co., Ltd.,
    Class H................................................ 10,354,000   2,315,403
#   Dawnrays Pharmaceutical Holdings, Ltd..................  4,689,982   1,078,475
#*  DBA Telecommunication Asia Holdings, Ltd...............  1,020,000       8,533
#*  Differ Group Holding Co., Ltd..........................  7,124,000     473,693
*   Digital China Holdings, Ltd............................  6,027,000   2,892,622
*   Dongfang Electric Corp., Ltd., Class H.................  1,425,400     765,476
    Dongfeng Motor Group Co., Ltd., Class H................ 11,202,000  11,068,821
#   Dongjiang Environmental Co., Ltd., Class H.............  1,132,795   1,112,408
    Dongyue Group, Ltd.....................................  8,935,000   4,786,899
#*  Dynagreen Environmental Protection Group Co., Ltd.,
      Class H..............................................  2,318,000     889,034
#*  Dynasty Fine Wines Group, Ltd..........................  1,708,000      58,807
    E-Commodities Holdings, Ltd............................  4,428,000     209,965
#*  eHi Car Services, Ltd., Sponsored ADR..................     25,972     313,482
    Embry Holdings, Ltd....................................    509,000     162,244
    ENN Energy Holdings, Ltd...............................  2,577,000  21,988,437
    Essex Bio-technology, Ltd..............................    656,000     426,629
    EVA Precision Industrial Holdings, Ltd.................  5,064,516     402,004
#   Everbright Securities Co., Ltd., Class H...............    281,400     246,687
*   EverChina International Holdings Co., Ltd.............. 17,352,500     398,948
*   Evergreen International Holdings, Ltd..................    744,000      47,730
*   Fang Holdings, Ltd., ADR...............................    116,401     236,294
    Fantasia Holdings Group Co., Ltd....................... 14,419,019   1,441,345
    Far East Horizon, Ltd..................................  7,373,000   7,161,846
#*  FDG Electric Vehicles, Ltd............................. 10,000,000      98,455
*   Feiyu Technology International Co., Ltd................  1,311,000      62,992
#*  First Tractor Co., Ltd., Class H.......................  1,998,000     472,670
*   Forgame Holdings, Ltd..................................    181,000     138,845
    Fosun International, Ltd...............................  5,006,120   7,344,673
    Fu Shou Yuan International Group, Ltd..................  7,127,000   5,477,176
#   Fufeng Group, Ltd...................................... 10,517,800   4,463,772
#*  Fuguiniao Co., Ltd., Class H...........................    782,600      72,602
#   Fullshare Holdings, Ltd................................ 19,732,517   7,674,644
    Future Land Development Holdings, Ltd.................. 15,526,000   8,955,880
    Fuyao Glass Industry Group Co., Ltd., Class H..........  2,008,000   5,935,431
*   GCL New Energy Holdings, Ltd...........................  5,090,000     169,635

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
CHINA -- (Continued)
*   GCL-Poly Energy Holdings, Ltd.......................... 91,495,320 $ 5,436,831
    Geely Automobile Holdings, Ltd......................... 23,435,000  45,159,282
    Gemdale Properties & Investment Corp., Ltd.............  7,918,000     730,887
#   Genertec Universal Medical Group Co., Ltd..............  3,845,500   2,994,246
*   Genscript Biotech Corp.................................  2,610,000   4,034,867
#   GF Securities Co., Ltd., Class H.......................  1,833,600   2,375,685
*   Glorious Property Holdings, Ltd........................ 17,149,712     835,539
    Golden Eagle Retail Group, Ltd.........................  3,015,000   3,118,168
    Golden Meditech Holdings, Ltd..........................     68,000       7,120
    Golden Throat Holdings Group Co., Ltd..................    931,500     119,101
    Goldlion Holdings, Ltd.................................    931,866     367,315
    Goldpac Group, Ltd.....................................  1,488,000     361,273
#*  GOME Retail Holdings, Ltd.............................. 75,903,660   7,580,890
    Good Friend International Holdings, Inc................    487,333     101,155
#   Grand Baoxin Auto Group, Ltd...........................  3,176,364     693,128
#   Great Wall Motor Co., Ltd., Class H.................... 13,489,750   8,013,191
    Greatview Aseptic Packaging Co., Ltd...................  5,835,000   3,882,795
    Greenland Hong Kong Holdings, Ltd......................  6,532,275   1,506,040
    Greentown China Holdings, Ltd..........................  5,117,500   3,576,412
    Greentown Service Group Co., Ltd.......................  3,908,000   2,593,090
    Guangdong Investment, Ltd..............................  9,874,000  17,677,116
#*  Guangdong Land Holdings, Ltd...........................  3,385,361     673,360
    Guangdong Yueyun Transportation Co., Ltd., Class H.....  1,479,000     584,040
    Guangshen Railway Co., Ltd., Sponsored ADR.............     68,574   1,287,820
    Guangshen Railway Co., Ltd., Class H...................  3,036,000   1,137,465
    Guangzhou Automobile Group Co., Ltd., Class H..........  5,155,690   5,225,517
    Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
      Ltd., Class H........................................    746,000   2,723,258
    Guangzhou R&F Properties Co., Ltd., Class H............  8,256,332  13,036,342
*   Guodian Technology & Environment Group Corp., Ltd.,
      Class H..............................................  2,918,000     109,398
*   Guolian Securities Co., Ltd., Class H..................    271,500      60,496
#   Guorui Properties, Ltd.................................  2,549,000     612,043
*   Haichang Ocean Park Holdings, Ltd......................  2,570,000     420,344
    Haier Electronics Group Co., Ltd.......................  4,827,000  10,136,597
*   Hailiang Education Group, Inc., ADR....................     17,328   1,077,975
    Haitian International Holdings, Ltd....................  4,199,000   8,246,591
    Haitong Securities Co., Ltd., Class H..................  7,520,800   7,577,128
*   Hanergy Thin Film Power Group, Ltd..................... 37,310,000  23,788,726
    Harbin Bank Co., Ltd., Class H.........................    663,000     154,218
#   Harbin Electric Co., Ltd., Class H.....................  4,702,587   1,330,023
#*  Harmonicare Medical Holdings, Ltd......................    898,000     257,775
#*  HC Group, Inc..........................................  1,958,000   1,272,539
#*  Health and Happiness H&H International Holdings, Ltd...  1,909,500  10,896,440
    Henderson Investment, Ltd..............................    660,000      51,494
    Hengan International Group Co., Ltd....................  3,543,622  28,169,574
#*  Hengdeli Holdings, Ltd................................. 15,380,800     639,247
*   HengTen Networks Group, Ltd............................ 21,580,000     775,655
*   Hi Sun Technology China, Ltd...........................  5,868,000     681,450
    Hilong Holding, Ltd....................................  5,858,000     700,549
#   Hisense Kelon Electrical Holdings Co., Ltd., Class H...  1,237,000     897,974
    HKC Holdings, Ltd......................................  1,032,088     742,580
*   Honghua Group, Ltd..................................... 14,561,000     927,500
    Honworld Group, Ltd....................................    531,500     244,689
    Hopefluent Group Holdings, Ltd.........................  1,139,973     372,157
#   Hopson Development Holdings, Ltd.......................  4,784,000   3,678,308
    HOSA International, Ltd................................  2,198,000      81,283
*   Hua Han Health Industry Holdings, Ltd.................. 22,376,041     604,916
    Hua Hong Semiconductor, Ltd............................  1,548,000   2,702,050
    Huadian Fuxin Energy Corp., Ltd., Class H.............. 13,340,000   2,403,122
    Huadian Power International Corp., Ltd., Class H.......  6,720,000   2,548,911

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
CHINA -- (Continued)
#   Huaneng Power International, Inc., Sponsored ADR.......     105,617 $  2,329,911
    Huaneng Power International, Inc., Class H.............   5,658,000    3,153,805
    Huaneng Renewables Corp., Ltd., Class H................  33,280,000    8,565,428
    Huatai Securities Co., Ltd., Class H...................   2,786,000    4,485,330
    Huaxi Holdings Co., Ltd................................      60,000       16,449
    Huazhang Technology Holding, Ltd.......................     174,000       69,530
    Huazhong In-Vehicle Holdings Co., Ltd..................   2,172,000      335,740
    Huazhu Group, Ltd., ADR................................     510,944   13,366,295
    Huishang Bank Corp., Ltd., Class H.....................   2,611,400    1,130,387
*   Hydoo International Holding, Ltd.......................     304,000       16,233
    IMAX China Holding, Inc................................   1,164,900    2,721,754
    Industrial & Commercial Bank of China, Ltd., Class H... 156,720,725  106,330,714
    Inner Mongolia Yitai Coal Co., Ltd., Class H...........      55,700       47,845
    Inspur International, Ltd..............................      96,000       38,518
#*  JD.com, Inc., ADR......................................     577,213   13,576,050
#*  Jiangnan Group, Ltd....................................   9,582,000      446,967
    Jiangsu Expressway Co., Ltd., Class H..................   4,316,000    5,789,846
#   Jiangxi Copper Co., Ltd., Class H......................   4,831,000    5,336,165
    Jiayuan International Group, Ltd.......................   1,641,869    2,882,124
#*  Jinchuan Group International Resources Co., Ltd........   5,991,000      515,332
#   Jingrui Holdings, Ltd..................................     933,000      240,686
#*  JinkoSolar Holding Co., Ltd., ADR......................     175,044    1,410,855
    JNBY Design, Ltd.......................................     935,000    1,436,521
    Joy City Property, Ltd.................................   9,276,000      986,016
    Ju Teng International Holdings, Ltd....................   5,954,090    1,523,109
#   Jutal Offshore Oil Services, Ltd.......................     196,000       25,194
    K Wah International Holdings, Ltd......................   3,411,064    1,545,357
*   Kai Yuan Holdings, Ltd.................................  16,790,000      103,134
    Kaisa Group Holdings, Ltd..............................  14,944,684    3,654,824
    Kangda International Environmental Co., Ltd............   3,066,000      341,400
#   Kasen International Holdings, Ltd......................   3,492,000    1,482,570
#   Kingboard Holdings, Ltd................................   4,844,166   13,012,536
    Kingboard Laminates Holdings, Ltd......................   7,882,484    6,051,308
    Kingdee International Software Group Co., Ltd..........   4,985,600    4,088,514
    Kingsoft Corp., Ltd....................................   3,049,000    4,329,000
*   Kong Sun Holdings, Ltd.................................     575,000       10,358
#   Koradior Holdings, Ltd.................................     702,000      853,477
#*  KuangChi Science, Ltd..................................   6,494,000      448,600
    Kunlun Energy Co., Ltd.................................  20,392,000   23,201,714
    KWG Group Holdings, Ltd................................   7,592,644    5,826,787
    KWG Property Holding, Ltd..............................     263,500      202,217
*   Labixiaoxin Snacks Group, Ltd..........................   1,901,000      133,132
    Lai Fung Holdings, Ltd.................................     540,033      651,311
    Launch Tech Co., Ltd., Class H.........................      11,500       11,284
    Le Saunda Holdings, Ltd................................   1,385,800      176,923
    Lee & Man Chemical Co., Ltd............................     821,339      499,728
    Lee & Man Paper Manufacturing, Ltd.....................   9,801,200    8,415,130
#   Lee's Pharmaceutical Holdings, Ltd.....................   1,620,500    1,216,986
    Legend Holdings Corp., Class H.........................     210,500      572,513
    Lenovo Group, Ltd......................................  41,860,000   26,697,936
*   Leoch International Technology, Ltd....................   2,600,000      219,214
#*  Leyou Technologies Holdings, Ltd.......................  11,370,000    2,594,008
*   Li Ning Co., Ltd.......................................   5,514,583    5,187,525
*   Lianhua Supermarket Holdings Co., Ltd., Class H........   2,394,200      550,810
#*  Lifestyle China Group, Ltd.............................   2,032,000      815,934
#*  Lifetech Scientific Corp...............................   8,484,000    1,842,043
#*  Link Motion, Inc., Sponsored ADR.......................     206,737      110,811
#*  Lisi Group Holdings, Ltd...............................     512,000       62,008
    Livzon Pharmaceutical Group, Inc., Class H.............     518,798    1,516,139

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
CHINA -- (Continued)
    LK Technology Holdings, Ltd............................    637,500 $     61,179
    Logan Property Holdings Co., Ltd.......................  9,676,000    8,960,978
    Longfor Group Holdings, Ltd............................  7,546,500   18,339,385
#*  LongiTech Smart Energy Holding, Ltd....................    439,500      107,101
    Lonking Holdings, Ltd.................................. 10,885,000    2,454,189
#   Luye Pharma Group, Ltd.................................  3,593,000    2,788,962
#   LVGEM China Real Estate Investment Co., Ltd............    348,000       97,936
#   Maanshan Iron & Steel Co., Ltd., Class H............... 14,358,000    7,732,197
    Maoye International Holdings, Ltd......................  7,164,000      513,524
    Metallurgical Corp. of China, Ltd., Class H............  5,209,000    1,266,077
*   MIE Holdings Corp......................................  5,828,000      121,828
    Min Xin Holdings, Ltd..................................    720,000      472,144
#*  Mingfa Group International Co., Ltd....................  4,986,000       35,796
*   Mingyuan Medicare Development Co., Ltd.................  4,480,000       24,622
#   Minmetals Land, Ltd....................................  8,739,644    1,340,961
#*  Minsheng Education Group Co., Ltd......................    642,000      113,392
    Minth Group, Ltd.......................................  4,409,000   14,325,407
*   MMG, Ltd............................................... 18,453,999    6,955,183
    MOBI Development Co., Ltd..............................    123,000       12,581
*   Mobile Internet China Holding, Ltd.....................  1,235,000       31,467
    Modern Land China Co., Ltd.............................  1,548,000      194,820
*   Momo, Inc., Sponsored ADR..............................    671,859   22,554,307
#*  Munsun Capital Group, Ltd..............................  9,623,788      186,132
#   Nan Hai Corp., Ltd..................................... 35,000,000      813,775
    Nanjing Panda Electronics Co., Ltd., Class H...........     64,000       17,567
#*  National Agricultural Holdings, Ltd....................  1,450,000      220,035
*   Nature Home Holding Co., Ltd...........................  1,012,000      188,765
#   NetDragon Websoft Holdings, Ltd........................     47,500       84,538
    NetEase, Inc., ADR.....................................    269,776   56,072,942
#   New Century Healthcare Holding Co., Ltd................     58,000       40,898
    New China Life Insurance Co., Ltd., Class H............  1,467,900    6,886,791
*   New Oriental Education & Technology Group, Inc.,
      Sponsored ADR........................................    184,891   10,817,972
#*  New Provenance Everlasting Holdings, Ltd...............  2,890,000       15,496
*   New World Department Store China, Ltd..................  2,929,538      583,654
    Nexteer Automotive Group, Ltd..........................  6,833,000    9,635,053
    Nine Dragons Paper Holdings, Ltd....................... 11,392,000   10,909,985
#*  Noah Holdings, Ltd., ADR...............................     95,564    3,603,718
#*  North Mining Shares Co., Ltd........................... 51,110,000      176,690
#   NVC Lighting Holdings, Ltd.............................  8,142,000      531,782
*   O-Net Technologies Group, Ltd..........................  1,988,000      863,284
    Orient Securities Co., Ltd., Class H...................    382,400      251,827
*   Ourgame International Holdings, Ltd....................    438,000       40,873
    Overseas Chinese Town Asia Holdings, Ltd...............  1,347,817      380,662
#   Ozner Water International Holding, Ltd.................  1,811,000      390,367
#   Pacific Online, Ltd....................................  2,443,195      334,042
#*  Panda Green Energy Group, Ltd..........................  2,382,000       89,762
*   Parkson Retail Group, Ltd..............................  7,452,500      656,911
#   PAX Global Technology, Ltd.............................  5,653,000    2,786,911
    People's Insurance Co. Group of China, Ltd. (The),
      Class H.............................................. 16,403,000    6,708,857
    PetroChina Co., Ltd., ADR..............................    217,878   15,826,658
    PetroChina Co., Ltd., Class H.......................... 49,282,000   35,434,908
    Phoenix Media Investment Holdings, Ltd.................  5,334,000      409,546
*   Phoenix New Media, Ltd., ADR...........................     39,433      126,974
    PICC Property & Casualty Co., Ltd., Class H............ 13,021,398   12,657,315
    Ping An Insurance Group Co. of China, Ltd., Class H.... 17,734,000  167,657,733
    Poly Culture Group Corp., Ltd., Class H................    535,700      616,030
    Poly Property Group Co., Ltd........................... 14,745,068    4,418,938
#   Pou Sheng International Holdings, Ltd..................  9,500,609    1,806,347
    Powerlong Real Estate Holdings, Ltd....................  9,560,715    3,280,914

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
CHINA -- (Continued)
*   Prosperity International Holdings HK, Ltd..............  13,780,000 $    74,089
*   PW Medtech Group, Ltd..................................   4,390,000     736,181
#   Q Technology Group Co., Ltd............................   2,932,000   1,396,381
#*  Qingdao Port International Co., Ltd., Class H..........   2,064,000   1,201,089
    Qingling Motors Co., Ltd., Class H.....................   3,736,000     968,594
#   Qinhuangdao Port Co., Ltd., Class H....................   1,912,500     415,642
#*  Qinqin Foodstuffs Group Cayman Co., Ltd................     328,724      91,798
    Qunxing Paper Holdings Co., Ltd........................     854,211      41,175
*   Real Gold Mining, Ltd..................................     640,000      21,464
    Red Star Macalline Group Corp., Ltd., Class H..........   1,039,104     919,273
#   Redco Group............................................   5,388,000   2,440,995
    Regal International Airport Group Co., Ltd., Class H...     734,000     657,908
#*  Renhe Commercial Holdings Co., Ltd..................... 108,596,615   3,611,961
#   Renren, Inc., ADR......................................       2,700       3,861
*   REXLot Holdings, Ltd...................................  98,647,569     164,376
    Road King Infrastructure, Ltd..........................   2,175,000   3,366,705
#*  Ronshine China Holdings, Ltd...........................   1,799,500   2,030,390
    Sany Heavy Equipment International Holdings Co., Ltd...   6,259,500   1,805,579
*   Scud Group, Ltd........................................   1,110,000      42,464
#   Seaspan Corp...........................................     366,007   3,272,103
#*  Semiconductor Manufacturing International Corp.........  15,392,695  12,714,942
*   Semiconductor Manufacturing International Corp., ADR...     173,964     734,128
#   Shandong Chenming Paper Holdings, Ltd., Class H........   2,880,033   1,621,785
    Shandong Weigao Group Medical Polymer Co., Ltd.,
      Class H..............................................   8,336,000   7,466,956
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H......   1,233,200     619,463
*   Shanghai Dasheng Agricultural Finance Technology Co.,
      Ltd., Class H........................................   9,592,000      58,796
#   Shanghai Electric Group Co., Ltd., Class H.............   7,738,000   2,518,455
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H.     796,000   2,393,594
*   Shanghai Fudan Microelectronics Group Co., Ltd.,
      Class H..............................................     452,000     494,694
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co.,
      Ltd., Class H........................................   1,536,000     707,295
    Shanghai Haohai Biological Technology Co., Ltd.,
      Class H..............................................      66,400     347,905
    Shanghai Industrial Holdings, Ltd......................   3,386,000   7,130,882
    Shanghai Industrial Urban Development Group, Ltd.......  12,839,025   1,937,767
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd., Class H........................................   9,926,000   2,324,244
#   Shanghai La Chapelle Fashion Co., Ltd., Class H........     258,400     230,587
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H....   3,180,400   7,043,011
*   Shanghai Prime Machinery Co., Ltd., Class H............   4,974,000     698,696
*   Shanghai Zendai Property, Ltd..........................  10,965,000     154,797
    Sheen Tai Holdings Grp Co., Ltd........................     644,000      15,812
    Shengjing Bank Co., Ltd., Class H......................     528,000     232,530
*   Shengli Oil & Gas Pipe Holdings, Ltd...................   6,090,000      99,250
    Shenguan Holdings Group, Ltd...........................   6,774,000     341,805
    Shenzhen Expressway Co., Ltd., Class H.................   3,806,000   3,507,842
    Shenzhen International Holdings, Ltd...................   6,673,012  12,784,375
#   Shenzhen Investment, Ltd...............................  23,287,942   6,702,839
    Shenzhou International Group Holdings, Ltd.............   2,297,000  25,465,905
    Shimao Property Holdings, Ltd..........................   9,967,183  19,639,732
*   Shougang Concord International Enterprises Co., Ltd....  53,470,200   1,198,928
    Shougang Fushan Resources Group, Ltd...................  17,100,461   3,461,485
    Shui On Land, Ltd......................................  31,028,276   6,270,909
#*  Shunfeng International Clean Energy, Ltd...............  11,502,000     423,803
#   Sichuan Expressway Co., Ltd., Class H..................   4,852,000   1,439,198
    Sihuan Pharmaceutical Holdings Group, Ltd..............  25,217,000   5,134,564
*   Silver Grant International Industries, Ltd.............   6,432,000   1,397,410
    SIM Technology Group, Ltd..............................   5,367,000     188,659
    Sino Biopharmaceutical, Ltd............................  26,145,997  23,599,157
#*  Sino Oil And Gas Holdings, Ltd.........................   6,777,223     129,655
#*  Sinofert Holdings, Ltd.................................  15,016,673   1,688,525
    Sino-I Technology, Ltd.................................   5,320,000      39,556

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
CHINA -- (Continued)
#*  Sinolink Worldwide Holdings, Ltd....................... 10,943,492 $    841,176
#   SinoMedia Holding, Ltd.................................  1,167,258      257,904
    Sino-Ocean Group Holding, Ltd.......................... 22,166,962    8,713,744
    Sinopec Engineering Group Co., Ltd., Class H...........  5,785,000    5,389,034
    Sinopec Kantons Holdings, Ltd..........................  6,900,000    2,815,876
    Sinopec Shanghai Petrochemical Co., Ltd., Sponsored
      ADR..................................................     31,247    1,370,159
    Sinopec Shanghai Petrochemical Co., Ltd., Class H...... 16,637,000    7,311,024
    Sinopharm Group Co., Ltd., Class H.....................  6,083,200   29,469,150
#   Sinosoft Technology Group, Ltd.........................  5,071,400    1,452,934
#   Sinotrans Shipping, Ltd................................  9,807,000    3,279,459
    Sinotrans, Ltd., Class H............................... 14,179,000    4,960,230
#   Sinotruk Hong Kong, Ltd................................  4,755,500    6,876,317
    Skyfame Realty Holdings, Ltd........................... 17,028,000    2,931,388
    Skyworth Digital Holdings, Ltd......................... 14,314,811    3,314,990
#*  SMI Holdings Group, Ltd................................  5,388,799    1,607,992
    SOHO China, Ltd........................................ 16,354,339    5,559,601
#*  Sohu.com, Ltd., ADR....................................    110,251    1,992,236
#*  Sparkle Roll Group, Ltd................................  9,328,000      380,879
    Springland International Holdings, Ltd.................  2,903,000      593,271
*   SPT Energy Group, Inc..................................  3,130,000      231,278
*   SRE Group, Ltd......................................... 18,349,714      346,634
    SSY Group, Ltd......................................... 15,404,506   13,014,673
#*  Starrise Media Holdings, Ltd...........................  1,602,000      271,450
    Suchuang Gas Corp., Ltd................................    302,000      102,065
    Summi Group Holdings, Ltd..............................  2,656,000       68,242
    Sun Art Retail Group, Ltd.............................. 11,848,000   12,990,274
#   Sun King Power Electronics Group.......................  2,274,000      290,916
#   Sunac China Holdings, Ltd.............................. 12,232,000   33,478,712
*   Suncity Group Holdings, Ltd............................    120,000       14,445
    Sunny Optical Technology Group Co., Ltd................  3,119,000   27,231,629
#*  Sunshine 100 China Holdings, Ltd.......................    182,000       88,274
*   Superb Summit International Group, Ltd.................     95,000       17,687
#   Symphony Holdings, Ltd.................................  5,920,000      763,304
*   TAL Education Group, ADR...............................    667,337   19,339,426
#   Tarena International, Inc., ADR........................    109,609      948,118
#*  Taung Gold International, Ltd.......................... 23,960,000      109,883
    TCL Electronics Holdings, Ltd..........................  3,973,932    1,619,705
*   Tech Pro Technology Development, Ltd................... 37,652,000       61,457
#*  Technovator International, Ltd.........................  2,848,000      385,555
    Ten Pao Group Holdings, Ltd............................     60,000        3,835
    Tencent Holdings, Ltd.................................. 10,586,900  362,699,361
    Tenfu Cayman Holdings Co., Ltd.........................    101,000       68,262
#   Tenwow International Holdings, Ltd.....................  2,865,000      138,830
*   Tesson Holdings, Ltd...................................     87,000       10,306
    Texhong Textile Group, Ltd.............................  2,225,500    2,687,976
#   Tian An China Investment Co., Ltd......................  1,162,357      620,786
#   Tian Ge Interactive Holdings, Ltd......................    951,000      501,557
#   Tian Shan Development Holding, Ltd.....................  1,392,000      420,291
#   Tiangong International Co., Ltd........................  2,052,000      456,161
#*  Tianjin Capital Environmental Protection Group Co.,
      Ltd., Class H .......................................  1,534,000      564,902
    Tianjin Development Holdings, Ltd......................  2,625,800      835,197
    Tianjin Port Development Holdings, Ltd................. 13,391,200    1,365,855
    Tianneng Power International, Ltd......................  6,583,952    5,283,686
    Tianyun International Holdings, Ltd....................  1,450,000      222,280
*   Tibet Water Resources, Ltd.............................  6,551,000    1,870,164
    Tingyi Cayman Islands Holding Corp..................... 10,016,000   14,840,190
    Tomson Group, Ltd......................................  1,985,780      556,010
    Tong Ren Tang Technologies Co., Ltd., Class H..........  3,516,000    5,035,736
    Tongda Group Holdings, Ltd............................. 23,960,000    3,099,118

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
CHINA -- (Continued)
    Tonly Electronics Holdings, Ltd........................    432,080 $   276,175
#   Top Spring International Holdings, Ltd.................    397,500     104,361
#*  Tou Rong Chang Fu Group, Ltd...........................  5,680,000      64,101
    Towngas China Co., Ltd.................................  5,922,728   4,314,960
    TPV Technology, Ltd....................................  5,768,578     471,842
#   TravelSky Technology, Ltd., Class H....................  3,361,938   8,166,804
#   Trigiant Group, Ltd....................................  4,146,000     472,176
    Trony Solar Holdings Co., Ltd..........................  2,133,000      32,096
#*  Truly International Holdings, Ltd......................  9,951,000   1,452,855
    Tsaker Chemical Group, Ltd.............................    220,500     148,806
    Tsingtao Brewery Co., Ltd., Class H....................    850,000   3,361,316
#*  Tuniu Corp., Sponsored ADR.............................     39,881     253,643
    Uni-President China Holdings, Ltd......................  6,537,308   6,359,742
    United Energy Group, Ltd............................... 30,849,100   6,022,757
#*  V1 Group, Ltd.......................................... 14,378,600     880,104
    Vinda International Holdings, Ltd......................    385,000     556,868
#*  Vipshop Holdings, Ltd., ADR............................  1,781,352   8,657,371
    Wanguo International Mining Group, Ltd.................    284,000      62,333
#   Want Want China Holdings, Ltd.......................... 27,604,000  19,748,429
    Wasion Holdings, Ltd...................................  3,640,000   1,785,507
#*  Weibo Corp., Sponsored ADR.............................    132,738   7,832,869
    Weichai Power Co., Ltd., Class H....................... 11,137,120  11,010,164
    Weiqiao Textile Co., Class H...........................  2,846,000     885,602
    West China Cement, Ltd................................. 18,446,000   2,738,540
#   Wisdom Education International Holdings Co., Ltd.......    680,000     306,018
#   Wisdom Sports Group....................................    860,000      66,027
    Wison Engineering Services Co., Ltd....................    397,000      52,888
#   Xiabuxiabu Catering Management China Holdings Co., Ltd.  2,087,000   2,620,404
#   Xiamen International Port Co., Ltd., Class H...........  7,087,338     930,968
*   Xinchen China Power Holdings, Ltd......................  2,442,000     177,875
    Xingda International Holdings, Ltd.....................  7,005,831   1,891,532
    Xingfa Aluminium Holdings, Ltd.........................    348,000     229,194
    Xinhua Winshare Publishing and Media Co., Ltd.,
      Class H .............................................  1,918,000   1,202,999
    Xinjiang Goldwind Science & Technology Co., Ltd.,
      Class H..............................................  2,754,440   2,056,903
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H.....  4,520,000     421,709
*   Xinming China Holdings, Ltd............................     70,000       9,535
#   Xinyi Solar Holdings, Ltd.............................. 24,147,215   7,554,946
    Xinyuan Real Estate Co., Ltd., ADR.....................     29,170     120,472
    Xtep International Holdings, Ltd.......................  5,392,500   2,958,322
#*  Xunlei, Ltd., ADR......................................     30,182     182,601
#   Yadea Group Holdings, Ltd..............................  1,684,000     524,774
*   Yanchang Petroleum International, Ltd.................. 21,950,000     208,179
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H..............................................  1,150,500   2,818,267
    Yanzhou Coal Mining Co., Ltd., Class H................. 11,854,000  11,274,112
#*  Yashili International Holdings, Ltd....................  2,933,000     506,734
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd.,
      Class H..............................................    506,000   1,734,243
    Yida China Holdings, Ltd...............................    612,000     207,563
#   Yihai International Holding, Ltd.......................  1,624,000   3,568,648
    Yip's Chemical Holdings, Ltd...........................  1,348,000     408,933
#   Yirendai, Ltd., ADR....................................    146,597   2,281,049
#*  Youyuan International Holdings, Ltd....................  3,499,760   1,157,011
    Yuexiu Property Co., Ltd............................... 50,499,784   8,013,598
    Yuexiu Transport Infrastructure, Ltd...................  3,941,415   3,158,828
    Yum China Holdings, Inc................................  1,130,936  40,804,171
#   Yunnan Water Investment Co., Ltd., Class H.............    932,000     250,468
    Yuzhou Properties Co., Ltd............................. 16,029,800   5,722,822
*   YY, Inc., ADR..........................................    234,581  14,989,726
#   Zhaojin Mining Industry Co., Ltd., Class H.............  5,339,666   4,723,143
    Zhejiang Expressway Co., Ltd., Class H.................  6,620,000   5,566,680

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
CHINA -- (Continued)
    Zhengzhou Coal Mining Machinery Group Co., Ltd.,
      Class H..............................................  1,286,600 $      657,994
#*  Zhong An Real Estate, Ltd.............................. 11,976,888        412,946
    Zhongsheng Group Holdings, Ltd.........................  4,855,500      8,876,390
#   Zhongyu Gas Holdings, Ltd..............................  1,544,550      1,047,398
#   Zhou Hei Ya International Holdings Co., Ltd............  2,103,500      1,082,595
*   Zhuguang Holdings Group Co., Ltd.......................    822,000        152,335
    Zhuhai Holdings Investment Group, Ltd..................  1,056,000        110,839
    Zhuzhou CRRC Times Electric Co., Ltd., Class H.........  1,578,250      8,460,434
    Zijin Mining Group Co., Ltd., Class H.................. 29,144,000     10,901,694
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................  7,261,400      2,329,398
*   ZTE Corp., Class H.....................................  1,060,192      1,622,688
#   ZTO Express Cayman, Inc., ADR..........................    203,166      3,295,353
                                                                       --------------
TOTAL CHINA................................................             4,298,668,670
                                                                       --------------
COLOMBIA -- (0.4%)
    Almacenes Exito SA.....................................  1,741,884      7,520,469
    Banco de Bogota SA.....................................     87,514      1,740,220
    Bancolombia SA, Sponsored ADR..........................    421,596     15,573,756
    Bancolombia SA.........................................    826,909      7,777,222
    Bolsa de Valores de Colombia...........................     20,739         83,742
    Celsia SA ESP..........................................  1,213,887      1,500,625
    Cementos Argos SA......................................  1,506,808      3,285,534
*   CEMEX Latam Holdings SA................................  1,142,162      1,773,816
    Constructora Conconcreto SA............................     19,345          1,652
*   Corp. Financiera Colombiana SA.........................    284,329      1,739,796
#   Ecopetrol SA, Sponsored ADR............................    417,332      9,707,142
    Ecopetrol SA........................................... 21,604,701     25,097,517
*   Empresa de Telecomunicaciones de Bogota................  2,559,373        201,124
    Grupo Argos SA.........................................    293,056      1,365,378
    Grupo Aval Acciones y Valores SA, ADR..................    170,562      1,199,051
    Grupo de Inversiones Suramericana SA...................    504,140      4,916,904
    Grupo Energia Bogota SA ESP............................  4,124,018      2,376,158
    Grupo Nutresa SA.......................................    458,762      3,177,629
    Interconexion Electrica SA ESP.........................  2,504,033      9,302,124
    Mineros SA.............................................     17,511         10,620
                                                                       --------------
TOTAL COLOMBIA.............................................                98,350,479
                                                                       --------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S................................................  1,044,494     24,852,257
    Komercni banka A.S.....................................    179,053      6,794,806
    Moneta Money Bank A.S..................................  1,907,131      6,323,407
    O2 Czech Republic A.S..................................    378,192      3,976,048
    Philip Morris CR A.S...................................      3,615      2,271,672
                                                                       --------------
TOTAL CZECH REPUBLIC.......................................                44,218,190
                                                                       --------------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR........  3,062,705     13,317,101
    Commercial International Bank Egypt S.A.E., GDR........    272,234      1,182,857
*   Egyptian Financial Group-Hermes Holding Co., GDR.......     56,514         85,053
*   Egyptian Financial Group-Hermes Holding Co., GDR.......     18,996         28,694
                                                                       --------------
TOTAL EGYPT................................................                14,613,705
                                                                       --------------
GREECE -- (0.2%)
    Aegean Airlines SA.....................................    191,529      1,449,733
*   Alpha Bank AE..........................................    187,531        283,007
    Athens Water Supply & Sewage Co. SA....................     93,921        554,569
*   Ellaktor SA............................................    139,123        200,659

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
GREECE -- (Continued)
*   Eurobank Ergasias SA...................................     23,073 $     15,553
*   FF Group...............................................    156,853      355,319
    Fourlis Holdings SA....................................    155,827      765,287
*   GEK Terna Holding Real Estate Construction SA .........    246,078    1,300,949
    Hellenic Exchanges - Athens Stock Exchange SA .........    391,706    1,726,428
    Hellenic Petroleum SA..................................    487,671    3,865,610
    Hellenic Telecommunications Organization SA............  1,054,511   11,751,893
    Holding Co. ADMIE IPTO SA..............................    525,419      960,457
*   Intracom Holdings SA...................................    183,652      175,425
*   Intralot SA-Integrated Lottery Systems & Services. ....    726,755      488,145
    JUMBO SA...............................................    470,477    6,850,255
*   LAMDA Development SA...................................     40,956      282,528
*   Marfin Investment Group Holdings SA....................  4,779,275      385,440
    Motor Oil Hellas Corinth Refineries SA.................    275,658    6,530,006
    Mytilineos Holdings SA.................................    308,236    2,722,423
*   National Bank of Greece SA.............................     13,193       22,834
    OPAP SA................................................    705,709    6,630,149
*   Piraeus Bank SA........................................      3,555        5,221
    Piraeus Port Authority SA..............................     17,126      303,974
*   Public Power Corp. SA..................................    525,419      786,664
    Sarantis SA............................................     10,274       81,487
    Terna Energy SA........................................    163,037    1,129,506
    Titan Cement Co. SA....................................    244,035    5,381,420
                                                                       ------------
TOTAL GREECE...............................................              55,004,941
                                                                       ------------
HONG KONG -- (0.0%)
    China Household Holdings, Ltd..........................  3,080,000       37,548
*   China Rare Earth Holdings, Ltd.........................  8,554,399      377,553
    HC Group, Inc..........................................     25,000       16,227
                                                                       ------------
TOTAL HONG KONG............................................                 431,328
                                                                       ------------
HUNGARY -- (0.4%)
#   CIG Pannonia Life Insurance P.L.C., Class A............     64,493       96,071
    Magyar Telekom Telecommunications P.L.C................  4,329,282    5,903,766
    Magyar Telekom Telecommunications P.L.C., Sponsored
      ADR..................................................     36,206      245,477
#   MOL Hungarian Oil & Gas P.L.C..........................  4,259,197   44,658,759
    OTP Bank P.L.C.........................................  1,201,098   43,149,962
    Richter Gedeon Nyrt....................................    599,932   11,144,023
                                                                       ------------
TOTAL HUNGARY..............................................             105,198,058
                                                                       ------------
INDIA -- (12.1%)
*   3M India, Ltd..........................................      8,720    2,345,980
*   5Paisa Capital, Ltd....................................     36,654       89,540
    8K Miles Software Services, Ltd........................     81,542       75,009
    Aarti Drugs, Ltd.......................................     21,801      175,547
    Aarti Industries.......................................    264,649    4,634,345
*   Aban Offshore, Ltd.....................................    171,992      172,137
    ABB India, Ltd.........................................    122,480    2,119,846
    Abbott India, Ltd......................................      9,321      962,676
    ACC, Ltd...............................................    270,666    5,018,751
    Accelya Kale Solutions, Ltd............................      3,197       41,296
    Action Construction Equipment, Ltd.....................    165,096      214,734
    Adani Enterprises, Ltd.................................  2,599,564    5,973,891
*   Adani Gas, Ltd.........................................  2,599,564    2,128,658
*   Adani Green Energy, Ltd................................  1,978,268    1,051,413
    Adani Ports & Special Economic Zone, Ltd...............  4,747,385   20,456,601
*   Adani Power, Ltd....................................... 11,143,027    6,901,785
*   Adani Transmissions, Ltd...............................  1,861,612    4,162,942

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
INDIA -- (Continued)
*   Aditya Birla Capital, Ltd..............................  1,950,305 $ 2,763,380
*   Aditya Birla Fashion and Retail, Ltd...................  2,103,576   5,110,606
    Advanced Enzyme Technologies, Ltd......................     18,289      47,311
    Aegis Logistics, Ltd...................................    727,985   2,133,327
    Agro Tech Foods, Ltd...................................     51,860     370,722
    Ahluwalia Contracts India, Ltd.........................     25,428     104,285
    AIA Engineering, Ltd...................................    224,584   5,197,695
*   Ajanta Pharma, Ltd.....................................    394,991   5,721,784
    Akzo Nobel India, Ltd..................................     91,050   1,872,420
    Alembic Pharmaceuticals, Ltd...........................    522,553   4,233,181
    Alembic, Ltd...........................................  1,003,056     577,974
    Alkem Laboratories, Ltd................................      6,683     172,952
    Alkyl Amines Chemicals.................................      6,717      55,538
*   Allahabad Bank.........................................  2,399,420   1,434,758
    Allcargo Logistics, Ltd................................    555,984     762,885
    Amara Raja Batteries, Ltd..............................    633,280   6,403,577
    Ambuja Cements, Ltd....................................  2,407,462   6,409,373
*   Amtek Auto, Ltd........................................    876,612      55,201
    Anant Raj, Ltd.........................................  1,367,366     663,179
*   Andhra Bank............................................  2,522,292   1,011,209
    Andhra Sugars, Ltd. (The)..............................      6,071      30,218
    Apar Industries, Ltd...................................    131,219     985,467
    APL Apollo Tubes, Ltd..................................     56,568     926,023
    Apollo Hospitals Enterprise, Ltd.......................    436,559   6,750,269
    Apollo Tyres, Ltd......................................  3,772,588  11,116,414
    Aptech, Ltd............................................     65,611     136,163
    Arvind, Ltd............................................  1,705,961   7,899,086
    Asahi India Glass, Ltd.................................    384,529   1,448,693
    Ashapura Intimates Fashion Ltd.........................    109,378     124,262
    Ashiana Housing, Ltd...................................     94,060     160,261
    Ashok Leyland, Ltd..................................... 12,195,721  18,863,326
    Ashoka Buildcon, Ltd...................................    666,073   1,024,446
    Asian Granito India, Ltd...............................     47,677     115,654
    Asian Paints, Ltd......................................  1,411,925  23,498,268
    Astra Microwave Products, Ltd..........................     90,438      96,069
    Astral Polytechnik, Ltd................................    182,323   2,418,078
*   AstraZeneca Pharma India, Ltd..........................      4,481     103,442
    Atul, Ltd..............................................    113,624   5,094,242
    Aurobindo Pharma, Ltd..................................  2,548,529  27,482,742
    Automotive Axles, Ltd..................................     52,335     816,501
    Avanti Feeds, Ltd......................................    216,087   1,162,945
*   Axis Bank, Ltd.........................................  4,363,304  34,179,175
    Bajaj Auto, Ltd........................................    430,139  15,078,716
    Bajaj Corp., Ltd.......................................    529,946   2,547,936
    Bajaj Electricals, Ltd.................................    379,731   2,492,768
    Bajaj Finance, Ltd.....................................    673,807  21,548,865
    Bajaj Finserv, Ltd.....................................    209,376  15,224,148
*   Bajaj Hindusthan Sugar, Ltd............................  4,864,854     671,684
    Bajaj Holdings & Investment, Ltd.......................    191,612   7,298,244
    Balaji Amines, Ltd.....................................     98,322     604,067
    Balaji Telefilms, Ltd..................................    106,009     140,643
    Balkrishna Industries, Ltd.............................    667,382   9,855,423
*   Ballarpur Industries, Ltd..............................  1,126,646      96,167
    Balmer Lawrie & Co., Ltd...............................    422,064   1,113,320
*   Balrampur Chini Mills, Ltd.............................  1,807,835   2,597,897
    Banco Products India, Ltd..............................     98,955     237,587
*   Bank of Baroda.........................................  4,162,008   6,214,623
*   Bank of India..........................................  1,724,097   2,007,453
*   Bank of Maharashtra....................................    665,140     122,068

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
INDIA -- (Continued)
    Bannari Amman Sugars, Ltd..............................     3,050 $    72,675
    BASF India, Ltd........................................    54,296   1,228,213
    Bata India, Ltd........................................   262,044   3,448,282
    Bayer CropScience, Ltd.................................     2,183     114,401
    BEML, Ltd..............................................   125,184     994,988
    Berger Paints India, Ltd............................... 1,813,628   6,858,237
*   BF Utilities, Ltd......................................   123,479     356,680
*   BGR Energy Systems, Ltd................................    16,671      12,424
    Bhansali Engineering Polymers, Ltd.....................   871,714     975,498
    Bharat Electronics, Ltd................................ 2,854,338   3,585,164
*   Bharat Financial Inclusion, Ltd........................   409,307   4,829,017
    Bharat Forge, Ltd...................................... 1,889,882  14,856,370
    Bharat Heavy Electricals, Ltd.......................... 6,812,697   6,352,661
    Bharat Petroleum Corp., Ltd............................ 3,197,774  11,877,829
    Bharat Rasayan, Ltd....................................     3,791     269,391
    Bharti Airtel, Ltd..................................... 9,580,728  37,791,177
    Bharti Infratel, Ltd................................... 1,814,623   6,544,520
    Biocon, Ltd............................................   499,332   4,438,450
    Birla Corp., Ltd.......................................   141,309   1,078,354
    Bliss Gvs Pharma, Ltd..................................   667,531   1,523,389
    BLS International Services, Ltd........................   169,057     305,119
    Blue Dart Express, Ltd.................................    38,737   1,456,824
    Blue Star, Ltd.........................................   286,300   2,172,456
    Bodal Chemicals, Ltd...................................   850,491   1,338,920
    Bombay Dyeing & Manufacturing Co., Ltd.................   580,664     822,748
    Borosil Glass Works, Ltd...............................     4,024      14,025
    Bosch, Ltd.............................................    18,415   4,906,849
    Brigade Enterprises, Ltd...............................   296,900     641,985
    Britannia Industries, Ltd..............................   135,567  10,294,820
    BSE, Ltd...............................................    13,871     112,484
    Cadila Healthcare, Ltd................................. 1,530,137   7,454,475
    Can Fin Homes, Ltd.....................................   693,895   2,577,991
*   Canara Bank............................................ 1,095,726   3,879,846
    Capital First, Ltd.....................................   264,211   1,669,962
    Caplin Point Laboratories, Ltd.........................   196,225   1,119,608
    Carborundum Universal, Ltd.............................   433,785   2,129,510
    Care Ratings, Ltd......................................   193,618   2,818,321
    Castrol India, Ltd..................................... 1,967,871   3,938,126
    CCL Products India, Ltd................................   648,126   2,227,282
    Ceat, Ltd..............................................   301,617   4,673,821
    Central Depository Services India, Ltd.................    15,515      50,577
    Century Plyboards India, Ltd...........................   995,050   2,359,073
    Century Textiles & Industries, Ltd.....................   162,889   1,811,194
    Cera Sanitaryware, Ltd.................................    34,646   1,193,221
    CESC, Ltd..............................................   669,478   6,261,118
*   CG Power and Industrial Solutions, Ltd................. 4,435,280   2,122,018
    Chambal Fertilizers & Chemicals, Ltd................... 2,094,433   4,064,551
    Chennai Petroleum Corp., Ltd...........................   523,508   1,832,049
    Chennai Super Kings Cricket, Ltd....................... 2,606,099      14,869
    Cholamandalam Investment and Finance Co., Ltd..........   325,303   5,545,692
*   Cigniti Technologies, Ltd..............................     8,421      44,084
    Cipla, Ltd............................................. 1,636,802  13,856,117
    City Union Bank, Ltd................................... 1,750,548   4,016,802
    Clariant Chemicals India, Ltd..........................    40,777     224,301
    Coal India, Ltd........................................ 2,230,650   8,034,903
*   Coffee Day Enterprises, Ltd............................   163,780     576,988
    Colgate-Palmolive India, Ltd...........................   586,812   8,869,516
    Container Corp. Of India, Ltd..........................   554,890   4,747,753
    Coromandel International, Ltd..........................   974,213   5,576,108

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
INDIA -- (Continued)
*   Corp. Bank.............................................  1,602,506 $   585,503
*   Cox & Kings Financial Service, Ltd.....................    316,299     278,465
    Cox & Kings, Ltd.......................................    948,898   2,687,915
    CRISIL, Ltd............................................    106,003   2,052,468
    Crompton Greaves Consumer Electricals, Ltd.............  4,124,756  11,923,669
    Cummins India, Ltd.....................................    328,292   3,309,405
    Cyient, Ltd............................................    322,814   2,705,231
    Dabur India, Ltd.......................................  2,185,378  11,366,211
    Dalmia Bharat, Ltd.....................................    176,219   4,984,648
    DB Corp., Ltd..........................................    259,302     576,842
*   DB Realty, Ltd.........................................    824,717     224,804
    DCB Bank, Ltd..........................................  2,469,348   5,292,425
    DCM Shriram, Ltd.......................................    365,699   2,028,956
    Deepak Fertilisers & Petrochemicals Corp., Ltd.........    347,969     925,865
    Deepak Nitrite, Ltd....................................    225,433     753,682
    Delta Corp., Ltd.......................................    849,325   2,707,190
*   DEN Networks, Ltd......................................    519,810     478,435
*   Dena Bank..............................................  1,695,759     369,288
    Dewan Housing Finance Corp., Ltd.......................  1,611,071   4,893,111
    DFM Foods, Ltd.........................................      2,712      45,542
    Dhampur Sugar Mills, Ltd...............................    275,484     588,937
    Dhanuka Agritech, Ltd..................................     83,687     407,430
    Dilip Buildcon, Ltd....................................    231,603   1,349,376
*   Dish TV India, Ltd.....................................  6,231,116   3,662,699
*   Dishman Carbogen Amcis, Ltd............................    712,972   2,261,966
    Divi's Laboratories, Ltd...............................    678,460  13,578,761
    DLF, Ltd...............................................  3,372,604   7,480,293
    Dr Lal PathLabs, Ltd...................................     71,383     841,734
#   Dr Reddy's Laboratories, Ltd., ADR.....................    323,859  11,020,922
    Dr Reddy's Laboratories, Ltd...........................    322,934  11,091,757
    Dredging Corp. of India, Ltd...........................     16,631      71,115
    Dynamatic Technologies, Ltd............................      7,283     139,681
    eClerx Services, Ltd...................................    180,922   2,595,461
    Edelweiss Financial Services, Ltd......................  3,203,773   7,034,092
    Eicher Motors, Ltd.....................................     56,476  16,610,382
    EID Parry India, Ltd...................................    706,714   2,121,590
    EIH Associated Hotels..................................      1,507       6,243
    EIH, Ltd...............................................  1,051,299   2,292,606
    Electrosteel Castings, Ltd.............................  1,031,119     281,765
    Elgi Equipments, Ltd...................................    119,334     401,359
    Emami, Ltd.............................................    817,904   4,376,667
    Endurance Technologies, Ltd............................     27,422     448,133
    Engineers India, Ltd...................................  1,700,894   2,675,111
    Entertainment Network India, Ltd.......................     47,731     425,007
*   Eris Lifesciences, Ltd.................................     14,029     128,652
*   Eros International Media, Ltd..........................    372,826     378,202
    Escorts, Ltd...........................................    562,140   4,772,098
    Essel Propack, Ltd.....................................  1,203,863   1,432,618
    Eveready Industries India, Ltd.........................    428,596   1,037,105
    Excel Crop Care, Ltd...................................      2,462     121,100
    Excel Industries, Ltd..................................        725      15,513
    Exide Industries, Ltd..................................  2,282,788   8,198,308
*   FDC, Ltd...............................................    433,488   1,174,866
    Federal Bank, Ltd...................................... 11,780,938  13,167,514
*   Federal-Mogul Goetze India, Ltd........................     49,416     277,160
    FIEM Industries, Ltd...................................     26,175     216,309
    Finolex Cables, Ltd....................................    576,079   3,900,638
    Finolex Industries, Ltd................................    494,727   3,644,787
    Firstsource Solutions, Ltd.............................  3,087,534   2,550,685

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
INDIA -- (Continued)
*   Fortis Healthcare, Ltd.................................  1,051,700 $ 1,990,749
*   Future Enterprises, Ltd................................  1,647,052     868,296
    Future Lifestyle Fashions, Ltd.........................     44,648     223,738
*   Future Retail, Ltd.....................................    807,317   5,358,783
    Gabriel India, Ltd.....................................    911,777   1,630,601
    GAIL India, Ltd........................................  2,985,434  15,157,954
    Garware Technical Fibres, Ltd..........................     57,509     917,218
    Gateway Distriparks, Ltd...............................    757,289   1,362,643
    Gati, Ltd..............................................    570,374     577,191
*   Gayatri Highways, Ltd..................................    167,434       2,243
*   Gayatri Projects, Ltd..................................    167,434     420,371
    GE Power India, Ltd....................................    101,694   1,142,634
    GE T&D India, Ltd......................................    146,056     455,516
    Geojit Financial Services, Ltd.........................    455,500     237,919
    GHCL, Ltd..............................................    385,926   1,188,109
    GIC Housing Finance, Ltd...............................    196,638     681,291
    Gillette India, Ltd....................................     27,507   2,425,691
    GlaxoSmithKline Consumer Healthcare, Ltd...............     46,331   4,370,908
    GlaxoSmithKline Pharmaceuticals, Ltd...................     42,030     810,533
    Glenmark Pharmaceuticals, Ltd..........................    958,105   8,028,332
    GM Breweries, Ltd......................................     36,486     298,581
*   GMR Infrastructure, Ltd................................ 22,312,573   5,087,138
    GOCL Corp., Ltd........................................     29,857     118,818
*   Godawari Power and Ispat, Ltd..........................     45,359     233,419
    Godfrey Phillips India, Ltd............................    138,969   1,447,505
    Godrej Consumer Products, Ltd..........................  1,653,464  16,246,264
    Godrej Industries, Ltd.................................    369,581   2,334,575
*   Godrej Properties, Ltd.................................    361,672   2,914,905
    Granules India, Ltd....................................    950,092   1,263,146
    Graphite India, Ltd....................................    271,934   3,499,388
    Grasim Industries, Ltd.................................  1,172,395  13,187,375
    Great Eastern Shipping Co., Ltd. (The).................    541,931   2,281,317
    Greaves Cotton, Ltd....................................  1,144,556   1,800,890
    Greenply Industries, Ltd...............................    258,993     480,648
    Grindwell Norton, Ltd..................................     58,381     391,488
    GRUH Finance, Ltd......................................  1,376,257   5,357,011
*   GTL Infrastructure, Ltd................................  3,127,799      52,880
    Gujarat Alkalies & Chemicals, Ltd......................    258,711   1,868,788
    Gujarat Ambuja Exports, Ltd............................    230,687     753,670
    Gujarat Fluorochemicals, Ltd...........................    236,349   2,822,929
    Gujarat Gas, Ltd.......................................    245,671   2,086,153
    Gujarat Industries Power Co., Ltd......................    230,702     225,622
    Gujarat Mineral Development Corp., Ltd.................    971,961   1,138,546
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....    571,059   2,572,590
    Gujarat Pipavav Port, Ltd..............................  1,232,469   1,662,733
    Gujarat State Fertilizers & Chemicals, Ltd.............    886,282   1,254,715
    Gujarat State Petronet, Ltd............................  1,589,795   3,845,848
    Gulf Oil Lubricants India, Ltd.........................    114,886   1,103,481
*   GVK Power & Infrastructure, Ltd........................  6,736,459     694,032
*   Hathway Cable & Datacom, Ltd...........................  2,670,220   1,086,850
    Hatsun Agro Products, Ltd..............................     63,120     527,818
*   Hatsun Agro Products, Ltd..............................      2,757      18,941
    Havells India, Ltd.....................................  1,508,257  13,198,252
    HBL Power Systems, Ltd.................................    280,523     112,980
    HCL Technologies, Ltd..................................  3,551,759  51,083,956
    HDFC Bank, Ltd.........................................  2,994,559  77,521,410
*   HealthCare Global Enterprises, Ltd.....................     12,428      37,520
    HEG, Ltd...............................................     81,030   4,719,542
    HeidelbergCement India, Ltd............................  1,121,415   2,151,056

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
INDIA -- (Continued)
    Heritage Foods, Ltd....................................     92,354 $    687,738
    Hero MotoCorp, Ltd.....................................    396,873   14,766,643
    Hester Biosciences, Ltd................................        984       15,542
    Hexaware Technologies, Ltd.............................  1,685,444    7,633,262
    Hikal, Ltd.............................................    229,497      496,360
    HIL, Ltd...............................................      5,925      178,921
    Himachal Futuristic Communications, Ltd................  7,479,570    2,141,978
    Himadri Speciality Chemical, Ltd.......................    785,709    1,333,288
    Himatsingka Seide, Ltd.................................    373,015    1,204,898
    Hindalco Industries, Ltd...............................  6,108,030   18,186,738
    Hinduja Global Solutions, Ltd..........................     58,021      515,360
    Hinduja Ventures, Ltd..................................     15,191       88,091
    Hindustan Media Ventures, Ltd..........................     18,579       32,543
*   Hindustan Oil Exploration Co., Ltd.....................    137,473      239,405
    Hindustan Petroleum Corp., Ltd.........................  2,830,699    8,577,709
    Hindustan Unilever, Ltd................................  2,097,223   45,910,039
    Honda SIEL Power Products, Ltd.........................      9,298      131,103
    Honeywell Automation India, Ltd........................      8,476    2,267,557
*   Hotel Leela Venture, Ltd...............................    348,455       65,874
*   Housing Development & Infrastructure, Ltd..............  3,824,905    1,047,967
    Housing Development Finance Corp., Ltd.................  3,549,153   84,809,881
    HSIL, Ltd..............................................    296,188      954,742
    HT Media, Ltd..........................................    738,177      395,617
    Huhtamaki PPL, Ltd.....................................     96,001      280,001
    I G Petrochemicals, Ltd................................     92,188      544,398
    ICICI Bank, Ltd., Sponsored ADR........................  3,219,225   30,550,445
    ICICI Bank, Ltd........................................    137,369      655,897
    ICICI Prudential Life Insurance Co., Ltd...............    575,464    2,586,278
    ICRA, Ltd..............................................      1,187       52,612
*   IDBI Bank, Ltd.........................................  3,628,016    2,898,740
    IDFC Bank, Ltd.........................................  6,757,995    3,164,159
    IDFC, Ltd..............................................  6,716,416    3,336,616
*   IFB Industries, Ltd....................................     34,104      406,517
*   IFCI, Ltd..............................................  8,665,131    1,619,064
    Igarashi Motors India, Ltd.............................     11,520       93,549
    IIFL Holdings, Ltd.....................................  1,078,536    6,718,376
*   IL&FS Transportation Networks, Ltd.....................    923,728      247,411
    India Cements, Ltd. (The)..............................  2,429,137    2,954,725
    India Glycols, Ltd.....................................    130,172      672,747
    Indiabulls Housing Finance, Ltd........................  2,562,772   28,815,577
    Indiabulls Integrated Services, Ltd....................     25,215      117,828
*   Indiabulls Real Estate, Ltd............................  3,004,965    3,055,366
    Indiabulls Ventures, Ltd...............................  1,027,803    5,981,862
    Indiabulls Ventures, Ltd...............................    203,485      748,364
*   Indian Bank............................................  1,005,314    3,412,821
    Indian Hotels Co., Ltd. (The)..........................  2,750,892    4,803,840
    Indian Hume Pipe Co., Ltd..............................     66,565      244,718
    Indian Oil Corp., Ltd..................................  6,449,722   12,053,283
*   Indian Overseas Bank...................................  2,895,413      589,943
    Indo Count Industries, Ltd.............................    856,164      787,709
    Indoco Remedies, Ltd...................................    286,549      735,091
    Indraprastha Gas, Ltd..................................  1,810,600    6,516,236
    IndusInd Bank, Ltd.....................................    576,234   11,073,071
    INEOS Styrolution India, Ltd...........................     25,643      232,248
    Info Edge India, Ltd...................................      5,735      121,810
#   Infosys, Ltd., Sponsored ADR...........................  7,416,008   70,229,596
    Infosys, Ltd........................................... 12,734,298  117,601,185
    Ingersoll-Rand India, Ltd..............................     70,359      492,648
*   Inox Leisure, Ltd......................................    660,783    1,964,010

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
INDIA -- (Continued)
*   Inox Wind, Ltd.........................................    148,178 $   168,843
    Insecticides India, Ltd................................     22,937     128,838
*   Intellect Design Arena, Ltd............................    537,765   1,816,093
    InterGlobe Aviation, Ltd...............................    449,874   5,390,483
*   International Paper APPM, Ltd..........................     74,691     489,743
    Ipca Laboratories, Ltd.................................    398,351   3,672,520
    IRB Infrastructure Developers, Ltd.....................  1,646,176   3,083,456
    ITC, Ltd............................................... 13,190,874  49,773,109
    ITD Cementation India, Ltd.............................    439,430     686,422
    J Kumar Infraprojects, Ltd.............................    230,955     391,360
    Jagran Prakashan, Ltd..................................    874,364   1,313,237
    Jai Corp., Ltd.........................................    634,335     886,299
    Jain Irrigation Systems, Ltd...........................  4,600,418   4,425,325
*   Jaiprakash Associates, Ltd............................. 19,005,425   1,677,868
*   Jaiprakash Power Ventures, Ltd.........................  8,537,589     219,988
*   Jammu & Kashmir Bank, Ltd. (The).......................  2,155,858   1,227,414
    Jamna Auto Industries, Ltd.............................  2,541,750   2,441,174
    Jay Bharat Maruti, Ltd.................................     18,352      75,200
    Jayant Agro-Organics, Ltd..............................     44,484     140,835
*   Jaypee Infratech, Ltd..................................  2,729,858      85,420
    JB Chemicals & Pharmaceuticals, Ltd....................    262,964   1,095,307
    JBF Industries, Ltd....................................    118,730      31,076
    JBM Auto, Ltd..........................................     27,923     104,516
*   Jet Airways India, Ltd.................................    231,994     680,792
    Jindal Poly Films, Ltd.................................    194,636     711,974
    Jindal Saw, Ltd........................................  1,728,754   1,996,089
*   Jindal Stainless Hisar, Ltd............................    888,373   1,178,178
*   Jindal Stainless, Ltd..................................    311,619     221,148
*   Jindal Steel & Power, Ltd..............................  4,245,940   9,781,613
    JK Cement, Ltd.........................................    185,635   1,684,206
    JK Lakshmi Cement, Ltd.................................    389,370   1,417,205
    JK Paper, Ltd..........................................    727,880   1,654,704
    JK Tyre & Industries, Ltd..............................  1,030,285   1,441,270
    JM Financial, Ltd......................................  2,762,069   2,821,330
    JMC Projects India, Ltd................................     60,900      69,582
    Johnson Controls-Hitachi Air Conditioning India, Ltd...     65,246   1,537,290
*   JSW Energy, Ltd........................................  4,743,100   4,116,256
*   JSW Holdings, Ltd......................................     16,946     499,028
    JSW Steel, Ltd.........................................  9,339,140  42,801,345
    JTEKT India, Ltd.......................................    184,577     276,727
    Jubilant Foodworks, Ltd................................    902,016  13,216,456
    Jubilant Life Sciences, Ltd............................    969,584   8,649,560
*   Just Dial, Ltd.........................................    221,161   1,505,759
    Jyothy Laboratories, Ltd...............................    669,262   1,704,217
    Kajaria Ceramics, Ltd..................................    903,464   4,828,613
    Kalpataru Power Transmission, Ltd......................    606,894   2,641,371
    Kalyani Steels, Ltd....................................    178,214     549,999
    Kansai Nerolac Paints, Ltd.............................    652,949   3,329,583
    Karnataka Bank, Ltd. (The).............................  2,426,393   3,395,774
    Karur Vysya Bank, Ltd. (The)...........................  3,053,459   3,276,184
*   Kaveri Seed Co., Ltd...................................    377,812   2,534,879
    KCP, Ltd...............................................    480,579     644,051
    KEC International, Ltd.................................  1,226,129   4,706,803
    KEI Industries, Ltd....................................    638,914   2,666,324
    Kewal Kiran Clothing, Ltd..............................        454       7,858
*   Kiri Industries, Ltd...................................     97,161     602,943
    Kirloskar Brothers, Ltd................................     75,874     205,682
    Kirloskar Oil Engines, Ltd.............................    128,407     376,697
    Kitex Garments, Ltd....................................    154,813     231,947

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
INDIA -- (Continued)
    KNR Constructions, Ltd.................................   310,609 $   754,981
    Kolte-Patil Developers, Ltd............................   292,915     963,977
    Kotak Mahindra Bank, Ltd............................... 1,947,444  29,416,020
    KPIT Technologies, Ltd................................. 1,910,636   5,728,718
    KPR Mill, Ltd..........................................    99,496     803,043
    KRBL, Ltd..............................................   612,289   2,820,425
    KSB, Ltd...............................................    20,312     216,384
    L&T Finance Holdings, Ltd.............................. 3,570,330   6,146,501
    LA Opala RG, Ltd.......................................   103,124     319,674
    Lakshmi Machine Works, Ltd.............................    23,133   1,804,591
*   Lakshmi Vilas Bank, Ltd. (The)......................... 1,040,638   1,244,897
*   Lanco Infratech, Ltd...................................   978,499       3,970
    Larsen & Toubro Infotech, Ltd..........................   169,288   4,016,769
    Larsen & Toubro, Ltd................................... 2,868,347  50,308,767
    Laurus Labs, Ltd.......................................    13,646      62,943
    LG Balakrishnan & Bros, Ltd............................    51,348     297,254
    LIC Housing Finance, Ltd............................... 2,762,097  15,313,722
    Linde India, Ltd.......................................    52,952     315,602
    LT Foods, Ltd.......................................... 1,278,157     621,504
    Lumax Industries, Ltd..................................    11,696     245,305
    Lupin, Ltd............................................. 1,343,248  15,999,820
    LUX Industries, Ltd....................................    53,895   1,109,761
    Magma Fincorp, Ltd.....................................   376,993     544,462
    Mahanagar Gas, Ltd.....................................   133,054   1,498,434
    Maharashtra Scooters, Ltd..............................     2,603      80,749
    Maharashtra Seamless, Ltd..............................   226,649   1,450,171
    Mahindra & Mahindra Financial Services, Ltd............ 1,927,320  10,578,336
    Mahindra & Mahindra, Ltd............................... 2,637,813  27,294,992
*   Mahindra CIE Automotive, Ltd...........................   517,558   1,855,080
    Mahindra Holidays & Resorts India, Ltd.................   493,288   1,432,435
    Mahindra Lifespace Developers, Ltd.....................   171,596     945,844
    Maithan Alloys, Ltd....................................    61,939     437,097
*   Majesco, Ltd...........................................    66,195     429,253
    Man Infraconstruction, Ltd.............................   763,845     400,297
    Manappuram Finance, Ltd................................ 6,162,252   6,651,565
    Mangalam Cement, Ltd...................................       821       2,275
    Mangalore Refinery & Petrochemicals, Ltd............... 1,596,436   1,767,282
    Marico, Ltd............................................ 3,185,376  13,794,144
    Marksans Pharma, Ltd................................... 2,261,336     886,773
    Maruti Suzuki India, Ltd...............................   405,353  36,180,611
    Mastek, Ltd............................................    39,326     240,451
*   Max Financial Services, Ltd............................   962,268   4,901,357
*   Max India, Ltd.........................................   836,816     769,180
    Mayur Uniquoters, Ltd..................................   125,960     612,776
    McLeod Russel India, Ltd...............................   555,357   1,008,924
    Meghmani Organics, Ltd................................. 1,502,232   1,465,478
    MEP Infrastructure Developers, Ltd.....................   106,113      59,829
    Mercator, Ltd..........................................   429,482      79,031
    Merck, Ltd.............................................    50,889   2,137,875
    Minda Corp., Ltd.......................................   775,468   1,257,167
    Minda Industries, Ltd..................................   664,319   2,771,220
    Mindtree, Ltd.......................................... 1,109,628  12,849,047
    Mirza International, Ltd...............................   574,027     622,141
    MM Forgings, Ltd.......................................    12,312      95,161
    MOIL, Ltd..............................................   622,764   1,491,709
    Monte Carlo Fashions, Ltd..............................     7,437      34,663
*   Morepen Laboratories, Ltd.............................. 1,896,828     667,540
    Motherson Sumi Systems, Ltd............................ 3,160,966   6,970,817
    Motherson Sumi Systems, Ltd............................ 1,580,483   3,489,268

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
INDIA -- (Continued)
    Motilal Oswal Financial Services, Ltd..................    200,538 $ 1,680,756
    Mphasis, Ltd...........................................    590,173   7,889,644
    MPS, Ltd...............................................     30,914     221,481
    MRF, Ltd...............................................     10,150   8,883,986
    Multi Commodity Exchange of India, Ltd.................    114,659   1,084,786
    Munjal Showa, Ltd......................................     24,755      59,914
*   Music Broadcast, Ltd...................................      5,384      23,898
*   Muthoot Capital Services, Ltd..........................     15,784     179,647
    Muthoot Finance, Ltd...................................  1,116,139   6,173,287
*   Nagarjuna Fertilizers & Chemicals, Ltd.................    698,359      87,483
*   Narayana Hrudayalaya, Ltd..............................     23,382      71,979
    Natco Pharma, Ltd......................................    551,464   5,621,102
    National Aluminium Co., Ltd............................  6,051,704   5,591,950
*   National Fertilizers, Ltd..............................     41,533      20,227
    Nava Bharat Ventures, Ltd..............................    504,606     789,283
    Navin Fluorine International, Ltd......................    119,308   1,041,238
*   Navkar Corp., Ltd......................................    127,124     115,237
    Navneet Education, Ltd.................................    736,175   1,102,176
    NBCC India, Ltd........................................    992,798     742,357
    NCC, Ltd...............................................  5,840,384   5,922,233
    NCL Industries, Ltd....................................      7,642      12,925
    NESCO, Ltd.............................................    246,381   1,475,056
    Nestle India, Ltd......................................    102,135  13,982,380
*   Network18 Media & Investments, Ltd.....................    328,862     183,448
*   Neuland Laboratories, Ltd..............................     23,276     179,773
    NHPC, Ltd.............................................. 10,489,969   3,484,566
    NIIT Technologies, Ltd.................................    548,859   9,101,653
*   NIIT, Ltd..............................................    940,216     905,063
    Nilkamal, Ltd..........................................     90,571   1,953,980
    NLC India, Ltd.........................................    741,867     814,560
    NOCIL, Ltd.............................................    946,503   1,978,758
    NRB Bearings, Ltd......................................    312,497     683,745
    NTPC, Ltd..............................................  4,910,946  10,609,811
    Nucleus Software Exports, Ltd..........................     54,386     284,508
    Oberoi Realty, Ltd.....................................    601,840   3,429,351
    OCL India, Ltd.........................................     71,592     876,977
    Oil & Natural Gas Corp., Ltd...........................  4,178,136   8,646,329
    Oil India, Ltd.........................................  1,230,426   3,275,048
    Omaxe, Ltd.............................................    583,458   1,696,406
    Oracle Financial Services Software, Ltd................     93,979   4,607,042
    Orient Cement, Ltd.....................................    462,994     522,938
    Orient Electric, Ltd...................................    218,209     372,633
    Orient Paper & Industries, Ltd.........................    277,986     186,004
    Orient Refractories, Ltd...............................    193,740     589,879
*   Oriental Bank of Commerce..............................  1,303,356   1,411,805
    Oriental Carbon & Chemicals, Ltd.......................      4,024      57,621
*   Oriental Hotels, Ltd...................................     12,748       6,404
    Page Industries, Ltd...................................     29,992  11,915,755
*   Panacea Biotec, Ltd....................................     22,036      45,738
    Panama Petrochem, Ltd..................................     52,528      82,135
    Parag Milk Foods, Ltd..................................    236,645     827,069
*   Patel Engineering, Ltd.................................    304,600     151,567
    PC Jeweller, Ltd.......................................    894,937     709,245
    Persistent Systems, Ltd................................    276,647   2,120,710
    Petronet LNG, Ltd......................................  5,241,990  16,073,915
    Pfizer, Ltd............................................     76,319   3,003,017
    Phillips Carbon Black, Ltd.............................    640,440   1,956,038
    Phoenix Mills, Ltd.(The)...............................    313,984   2,373,099
    PI Industries, Ltd.....................................    581,800   6,124,633

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
INDIA -- (Continued)
    Pidilite Industries, Ltd...............................    775,250 $ 10,066,288
    Piramal Enterprises, Ltd...............................    392,312   11,419,570
    PNB Housing Finance, Ltd...............................     40,128      430,982
    PNC Infratech, Ltd.....................................     44,892       84,112
    Poly Medicure, Ltd.....................................     53,069      159,886
    Polyplex Corp., Ltd....................................     52,336      370,948
    Power Finance Corp., Ltd...............................  5,673,884    7,332,621
    Power Grid Corp. of India, Ltd.........................  5,364,314   13,487,718
    Power Mech Projects, Ltd...............................      7,450       88,292
*   Prabhat Dairy, Ltd.....................................    260,772      359,815
    Praj Industries, Ltd...................................    902,663    1,347,695
*   Prakash Industries, Ltd................................    764,216    1,085,912
    Prestige Estates Projects, Ltd.........................    760,758    1,986,734
    Pricol, Ltd............................................    192,873      128,522
*   Prime Focus, Ltd.......................................     99,429       93,677
    Prism Johnson, Ltd.....................................    419,103      492,128
    Procter & Gamble Hygiene & Health Care, Ltd............     29,714    3,758,289
    PSP Projects, Ltd......................................     11,848       57,502
    PTC India Financial Services, Ltd......................  2,419,812      500,859
    PTC India, Ltd.........................................  2,755,823    2,857,887
*   Punjab & Sind Bank.....................................    142,955       56,409
*   Punjab National Bank...................................  2,814,797    2,802,239
    Puravankara, Ltd.......................................    339,295      302,039
    PVR, Ltd...............................................    271,563    4,994,392
    Quick Heal Technologies, Ltd...........................    169,473      460,682
    Radico Khaitan, Ltd....................................    560,845    2,967,220
    Rain Commodities, Ltd..................................  1,584,349    3,936,844
    Rajesh Exports, Ltd....................................    626,266    4,820,890
    Rallis India, Ltd......................................    724,459    1,668,394
    Ramco Cements, Ltd. (The)..............................    651,764    5,273,624
    Ramco Industries, Ltd..................................    140,560      353,785
*   Ramco Systems, Ltd.....................................     35,975      148,510
    Ramkrishna Forgings, Ltd...............................    108,442      788,561
*   Ramky Infrastructure, Ltd..............................     52,182       86,286
    Rane Holdings, Ltd.....................................     10,898      196,757
    Rashtriya Chemicals & Fertilizers, Ltd.................  1,605,925    1,291,443
    Ratnamani Metals & Tubes, Ltd..........................     38,124      423,925
*   RattanIndia Power, Ltd.................................  4,006,047      170,854
    Raymond, Ltd...........................................    401,893    4,087,268
    RBL Bank, Ltd..........................................    512,880    3,617,064
    Redington India, Ltd...................................  1,545,278    1,736,128
    Relaxo Footwears, Ltd..................................     95,483    1,033,451
    Reliance Capital, Ltd..................................  1,631,021    5,344,974
*   Reliance Communications, Ltd........................... 19,273,729    3,239,207
    Reliance Home Finance, Ltd.............................  1,367,589      758,114
    Reliance Industries, Ltd...............................  8,219,720  117,665,417
    Reliance Industries, Ltd., GDR.........................      6,567      187,488
    Reliance Infrastructure, Ltd...........................  1,215,747    5,896,946
*   Reliance Power, Ltd....................................  7,410,211    3,037,442
    Repco Home Finance, Ltd................................    453,524    2,262,146
    Rico Auto Industries, Ltd..............................    452,332      458,309
    RP SG Retail, Ltd......................................    401,687      877,535
*   RP-SG Business Process Services, Ltd...................    133,896      877,533
*   Ruchi Soya Industries, Ltd.............................    695,742       53,498
    Rural Electrification Corp., Ltd.......................  8,140,484   12,848,108
    Rushil Decor, Ltd......................................     13,161       99,945
    Sadbhav Engineering, Ltd...............................    444,750    1,252,400
    Sadbhav Infrastructure Project, Ltd....................     69,153       98,523
    Sagar Cements, Ltd.....................................      4,371       38,703

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
INDIA -- (Continued)
*   Sanghi Industries, Ltd.................................    115,256 $    95,389
*   Sanghvi Movers, Ltd....................................     33,620      53,359
    Sanofi India, Ltd......................................     46,749   3,666,017
    Sanwaria Consumer, Ltd.................................    374,428      61,930
    Sarda Energy & Minerals, Ltd...........................     17,271      70,741
    Saregama India, Ltd....................................     29,176     207,320
    Sasken Technologies, Ltd...............................     22,710     204,198
    Savita Oil Technologies, Ltd...........................        491       6,842
    Schaeffler India, Ltd..................................     28,128   1,931,926
    Sequent Scientific, Ltd................................     63,186      41,504
    Seshasayee Paper & Boards, Ltd.........................        621       9,704
    SH Kelkar & Co., Ltd...................................    108,524     247,570
    Shankara Building Products, Ltd........................     37,658     564,325
    Shanthi Gears, Ltd.....................................     11,262      17,939
    Sharda Cropchem, Ltd...................................    120,716     522,729
    Sharda Motor Industries, Ltd...........................      6,180     122,550
    Shemaroo Entertainment, Ltd............................     14,915      87,898
    Shilpa Medicare, Ltd...................................     49,655     260,669
*   Shipping Corp. of India, Ltd...........................  1,578,104     940,455
    Shoppers Stop, Ltd.....................................     89,085     592,157
    Shree Cement, Ltd......................................     37,366   6,845,572
    Shriram City Union Finance, Ltd........................     26,724     586,926
*   Shriram EPC, Ltd.......................................     65,499       9,579
    Shriram Transport Finance Co., Ltd.....................    812,887  12,699,064
*   Sical Logistics, Ltd...................................     60,040     125,634
    Siemens, Ltd...........................................    185,491   2,338,396
    Simplex Infrastructures, Ltd...........................     55,290     171,900
    Sintex Industries, Ltd.................................  3,619,290     586,361
*   Sintex Plastics Technology, Ltd........................  4,221,394   1,486,235
*   SITI Networks, Ltd.....................................    893,213     105,406
    Siyaram Silk Mills, Ltd................................     40,259     193,504
    SJVN, Ltd..............................................  3,189,880   1,207,875
    SKF India, Ltd.........................................     94,193   2,283,770
    Skipper, Ltd...........................................    252,687     310,148
    SML ISUZU, Ltd.........................................     68,859     685,708
*   Snowman Logistics, Ltd.................................    124,586      60,687
    Sobha, Ltd.............................................    534,793   3,212,857
    Solar Industries India, Ltd............................    123,958   1,679,129
*   Solara Active Pharma Sciences, Ltd.....................     69,170     303,487
    Somany Ceramics, Ltd...................................     68,206     313,829
    Sonata Software, Ltd...................................    741,920   3,098,962
    South Indian Bank, Ltd. (The).......................... 10,512,129   2,078,471
    Srei Infrastructure Finance, Ltd.......................  1,800,914     804,255
    SRF, Ltd...............................................    253,091   6,595,422
    Srikalahasthi Pipes, Ltd...............................     93,554     238,456
    Star Cement, Ltd.......................................    136,649     187,647
*   State Bank of India....................................  4,254,666  16,154,252
*   State Bank of India, GDR...............................     14,651     553,081
*   Steel Authority of India, Ltd..........................  5,200,171   4,536,411
    Sterlite Technologies, Ltd.............................  1,648,718   8,532,603
    Strides Pharma Science, Ltd............................    406,892   2,332,721
    Subros, Ltd............................................    170,664     658,546
    Sudarshan Chemical Industries..........................    278,778   1,424,100
    Sun Pharmaceutical Industries, Ltd.....................  2,476,374  19,404,115
    Sun TV Network, Ltd....................................    995,431   8,757,832
    Sundaram Finance Holdings, Ltd.........................     91,918     124,573
    Sundaram Finance, Ltd..................................    101,304   2,035,984
    Sundaram-Clayton, Ltd..................................      5,484     262,295
    Sundram Fasteners, Ltd.................................    793,643   5,717,037

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
INDIA -- (Continued)
    Sunteck Realty, Ltd....................................    315,268 $  1,379,160
    Suprajit Engineering, Ltd..............................    234,049      745,124
    Supreme Industries, Ltd................................    394,742    5,263,012
    Supreme Petrochem, Ltd.................................    230,846      696,824
    Surya Roshni, Ltd......................................    187,053      523,368
    Sutlej Textiles and Industries, Ltd....................     50,403       30,734
    Suven Life Sciences, Ltd...............................    427,615    1,397,074
*   Suzlon Energy, Ltd..................................... 21,942,132    1,844,707
    Swan Energy, Ltd.......................................     50,703       67,264
    Swaraj Engines, Ltd....................................     20,336      388,712
    Symphony, Ltd..........................................    111,301    1,369,618
*   Syndicate Bank.........................................  2,626,760    1,232,150
    Syngene International, Ltd.............................    233,699    1,826,285
    TAKE Solutions, Ltd....................................    708,597    1,556,390
    Tamil Nadu Newsprint & Papers, Ltd.....................    259,201      905,830
    Tasty Bite Eatables, Ltd...............................        225       24,894
    Tata Chemicals, Ltd....................................    871,238    8,037,059
    Tata Communications, Ltd...............................    722,136    4,787,898
    Tata Consultancy Services, Ltd.........................  3,896,968  101,973,604
    Tata Elxsi, Ltd........................................    293,108    4,116,352
    Tata Global Beverages, Ltd.............................  3,430,163   10,053,637
    Tata Metaliks, Ltd.....................................    158,871    1,387,905
#*  Tata Motors, Ltd., Sponsored ADR.......................    247,865    3,026,432
*   Tata Motors, Ltd....................................... 11,636,488   28,124,402
    Tata Power Co., Ltd. (The).............................  7,686,521    7,929,370
    Tata Sponge Iron, Ltd..................................     66,921      719,471
    Tata Steel, Ltd........................................  4,327,725   32,401,567
*   Tata Teleservices Maharashtra, Ltd.....................  2,509,937      137,842
    TCI Express, Ltd.......................................    165,342    1,321,220
    Tech Mahindra, Ltd.....................................  3,310,092   33,342,322
*   Techno Electric & Engineering Co., Ltd.................    264,914      944,727
*   Tejas Networks, Ltd....................................     13,715       47,384
    Texmaco Rail & Engineering, Ltd........................    714,363      600,827
    Thermax, Ltd...........................................    172,989    2,328,514
    Thirumalai Chemicals, Ltd..............................    761,920    1,277,399
    Thomas Cook India, Ltd.................................    331,299      926,430
    Thyrocare Technologies, Ltd............................     61,671      466,445
    TI Financial Holdings, Ltd.............................    466,166    3,062,164
    Tide Water Oil Co. India, Ltd..........................      5,718      436,960
    Time Technoplast, Ltd..................................  1,013,814    1,540,711
    Timken India, Ltd......................................    173,825    1,235,865
    Tinplate Co. of India, Ltd. (The)......................    374,285      762,148
    Titagarh Wagons, Ltd...................................    589,809      536,881
    Titan Co., Ltd.........................................  1,316,486   15,010,332
    Torrent Pharmaceuticals, Ltd...........................    366,183    8,272,335
    Torrent Power, Ltd.....................................  1,520,927    5,330,053
    Tourism Finance Corp. of India, Ltd....................    137,662      232,909
    Transport Corp. of India, Ltd..........................    355,104    1,411,559
    Trent, Ltd.............................................    335,830    1,459,603
    Trident, Ltd...........................................  1,185,536    1,034,453
*   Triveni Engineering & Industries, Ltd..................  1,082,175      697,748
    Triveni Turbine, Ltd...................................    694,451      944,246
    TTK Prestige, Ltd......................................     26,685    2,396,649
    Tube Investments of India, Ltd.........................    466,123    1,862,307
    TV Today Network, Ltd..................................    295,827    1,624,350
*   TV18 Broadcast, Ltd....................................  5,054,522    2,560,246
    TVS Motor Co., Ltd.....................................  1,183,481    8,625,277
    TVS Srichakra, Ltd.....................................     22,634      734,988
*   UCO Bank...............................................  2,536,945      651,202

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares       Value>>
                                                            ----------- --------------
INDIA -- (Continued)
    Uflex, Ltd.............................................     365,692 $    1,380,344
    UFO Moviez India, Ltd..................................      91,796        391,648
    UltraTech Cement, Ltd..................................     211,775      9,951,448
    Unichem Laboratories, Ltd..............................     277,871        816,027
*   Union Bank of India....................................   2,459,748      2,547,042
    Uniply Industries, Ltd.................................      31,980         23,474
*   Unitech, Ltd...........................................  16,409,695        476,950
    United Breweries, Ltd..................................     477,376      7,901,598
*   United Spirits, Ltd....................................   1,664,465     13,027,944
    UPL, Ltd...............................................   3,373,321     30,645,204
*   V2 Retail, Ltd.........................................      47,260        192,101
    VA Tech Wabag, Ltd.....................................     295,520      1,002,258
*   Vaibhav Global, Ltd....................................      25,082        250,501
    Vakrangee, Ltd.........................................   2,783,260        976,040
    Vardhman Textiles, Ltd.................................     155,569      2,112,626
    Vedanta, Ltd...........................................  14,211,658     40,546,328
    Vedanta, Ltd., ADR.....................................     402,259      4,481,165
    Venky's India, Ltd.....................................      74,810      2,522,115
    Vesuvius India, Ltd....................................       8,399        120,700
    V-Guard Industries, Ltd................................   1,553,454      3,941,532
    Vijaya Bank............................................   2,778,457      1,652,877
    Vinati Organics, Ltd...................................     122,711      2,576,586
    Vindhya Telelinks, Ltd.................................       8,455        170,314
    VIP Industries, Ltd....................................     820,385      4,911,891
    Visaka Industries, Ltd.................................       8,808         56,670
    V-Mart Retail, Ltd.....................................      51,305      1,683,564
*   Vodafone Idea, Ltd.....................................  16,320,540      8,532,786
    Voltas, Ltd............................................     441,791      3,233,031
*   VRL Logistics, Ltd.....................................     416,735      1,431,838
    VST Industries, Ltd....................................      25,283      1,092,465
    VST Tillers Tractors, Ltd..............................      10,274        250,028
    WABCO India, Ltd.......................................      29,895      2,532,378
    Welspun Corp., Ltd.....................................   1,149,873      2,143,128
    Welspun Enterprises, Ltd...............................     557,961        923,387
    Welspun India, Ltd.....................................   3,299,742      2,628,588
    West Coast Paper Mills, Ltd............................     268,066      1,415,061
    Wheels India, Ltd......................................       4,388         61,997
    Whirlpool of India, Ltd................................     142,091      2,652,469
    Wipro, Ltd.............................................   4,727,163     21,213,303
*   Wockhardt, Ltd.........................................     367,961      2,458,583
    Wonderla Holidays, Ltd.................................      58,499        221,720
    Yes Bank, Ltd..........................................  11,734,747     29,883,772
    Zee Entertainment Enterprises, Ltd.....................   2,285,256     13,892,218
    Zee Learn, Ltd.........................................     431,939        239,781
*   Zee Media Corp., Ltd...................................   1,064,318        360,240
    Zensar Technologies, Ltd...............................     656,855      2,280,003
*   Zuari Agro Chemicals, Ltd..............................      17,382         58,177
    Zydus Wellness, Ltd....................................      60,369        958,760
                                                                        --------------
TOTAL INDIA................................................              3,145,963,895
                                                                        --------------
INDONESIA -- (2.6%)
    Ace Hardware Indonesia Tbk PT..........................  77,547,300      6,994,531
    Acset Indonusa Tbk PT..................................     124,300         11,300
    Adaro Energy Tbk PT.................................... 189,593,100     20,602,324
    Adhi Karya Persero Tbk PT..............................  25,956,179      1,923,670
*   Agung Podomoro Land Tbk PT.............................  83,730,400        771,580
    AKR Corporindo Tbk PT..................................   9,914,300      2,257,818
*   Alam Sutera Realty Tbk PT.............................. 146,286,300      2,679,984
*   Alfa Energi Investama Tbk PT...........................      34,700         12,831

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
INDONESIA -- (Continued)
    Aneka Tambang Tbk PT................................... 126,679,719 $ 5,685,658
    Arwana Citramulia Tbk PT...............................  18,995,100     475,235
    Asahimas Flat Glass Tbk PT.............................     476,500     137,974
    Astra Agro Lestari Tbk PT..............................   4,730,522   3,740,427
    Astra Graphia Tbk PT...................................   2,554,000     226,267
    Astra International Tbk PT.............................  96,796,300  50,350,027
    Astra Otoparts Tbk PT..................................     491,300      46,543
*   Astrindo Nusantara Infrastructure Tbk PT...............  23,591,300      77,751
*   Asuransi Kresna Mitra Tbk PT...........................   1,158,600      52,583
*   Bakrie and Brothers Tbk PT.............................   1,971,645       6,483
*   Bakrie Telecom Tbk PT..................................  35,294,139      11,608
*   Bank Artha Graha Internasional Tbk PT..................  18,584,000      83,195
*   Bank Bukopin Tbk.......................................  50,889,300   1,111,779
    Bank Central Asia Tbk PT...............................  27,523,400  42,855,602
    Bank Danamon Indonesia Tbk PT..........................  12,181,354   5,953,843
*   Bank Ina Perdana PT....................................   2,332,500      87,384
    Bank Mandiri Persero Tbk PT............................  44,763,136  20,113,028
    Bank Maybank Indonesia Tbk PT..........................   3,700,300      49,169
    Bank Negara Indonesia Persero Tbk PT...................  42,574,430  20,556,925
*   Bank Pan Indonesia Tbk PT..............................  39,963,100   2,855,106
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT...  37,708,400   4,441,639
    Bank Pembangunan Daerah Jawa Timur Tbk PT..............  48,445,700   1,945,347
*   Bank Permata Tbk PT....................................  41,707,419   1,262,188
    Bank Rakyat Indonesia Agroniaga Tbk PT.................     818,600      16,404
    Bank Rakyat Indonesia Persero Tbk PT................... 281,291,900  58,381,561
    Bank Tabungan Negara Persero Tbk PT....................  49,106,235   6,855,112
    Bank Tabungan Pensiunan Nasional Tbk PT................   2,425,600     585,407
    Barito Pacific Tbk PT..................................  62,770,600   7,758,703
    Bayan Resources Tbk PT.................................     949,000   1,222,469
    Bekasi Fajar Industrial Estate Tbk PT..................  58,012,600     534,614
    BISI International Tbk PT..............................  12,624,712   1,206,593
    Blue Bird Tbk PT.......................................     389,300      73,034
    Bukit Asam Tbk PT......................................  40,830,500  11,467,109
*   Bumi Resources Tbk PT..................................  73,157,800     815,752
*   Bumi Serpong Damai Tbk PT..............................  59,516,000   4,320,918
*   Bumi Teknokultura Unggul Tbk PT........................  23,841,400     219,926
    Catur Sentosa Adiprana Tbk PT..........................     864,200      33,170
    Charoen Pokphand Indonesia Tbk PT......................  45,566,660  16,504,892
    Ciputra Development Tbk PT............................. 130,096,915   7,035,477
*   Citra Marga Nusaphala Persada Tbk PT...................  13,387,781   1,166,634
*   City Retail Developments Tbk PT........................  11,633,200      70,889
*   Clipan Finance Indonesia Tbk PT........................   2,919,000      48,076
*   Delta Dunia Makmur Tbk PT..............................  95,242,600   5,055,171
    Dharma Satya Nusantara Tbk PT..........................   3,624,400     104,894
*   Eagle High Plantations Tbk PT.......................... 155,939,800   1,800,685
    Elnusa Tbk PT..........................................  58,342,800   1,438,613
*   Energi Mega Persada Tbk PT.............................  59,588,301     396,042
    Erajaya Swasembada Tbk PT..............................  18,170,300   2,032,344
    Fajar Surya Wisesa Tbk PT..............................     945,100     473,101
*   Gajah Tunggal Tbk PT...................................  22,246,700     908,574
*   Garuda Indonesia Persero Tbk PT........................  49,048,953     651,326
    Global Mediacom Tbk PT................................. 101,882,900   2,200,584
    Gudang Garam Tbk PT....................................   3,528,800  16,821,778
*   Hanson International Tbk PT............................ 471,135,900   3,754,632
    Harum Energy Tbk PT....................................  12,006,400   1,551,163
    Hexindo Adiperkasa Tbk PT..............................     615,356     115,479
*   Holcim Indonesia Tbk PT................................  13,118,400   1,576,894
    Indah Kiat Pulp & Paper Corp. Tbk PT...................  19,903,100  16,679,934
    Indika Energy Tbk PT...................................  20,449,000   3,021,526

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
INDONESIA -- (Continued)
    Indo Tambangraya Megah Tbk PT..........................   4,377,100 $ 7,171,926
    Indocement Tunggal Prakarsa Tbk PT.....................   5,652,600   6,449,752
*   Indofarma Persero Tbk PT...............................     155,600      39,979
    Indofood CBP Sukses Makmur Tbk PT......................  10,648,700   6,256,688
    Indofood Sukses Makmur Tbk PT..........................  46,302,900  18,217,347
    Indomobil Sukses Internasional Tbk PT..................   4,554,400     568,615
*   Indo-Rama Synthetics Tbk PT............................     151,200      41,326
    Indosat Tbk PT.........................................   7,109,600   1,128,686
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT...........   9,131,500     480,607
*   Inti Agri Resources Tbk PT.............................  10,879,700     142,519
*   Intiland Development Tbk PT............................  93,151,000   1,996,842
    Japfa Comfeed Indonesia Tbk PT.........................  55,559,600   7,430,862
    Jasa Marga Persero Tbk PT..............................  14,394,493   3,934,950
    Jaya Real Property Tbk PT..............................   1,902,400      76,305
    Kalbe Farma Tbk PT.....................................  87,111,000   7,856,983
*   Kawasan Industri Jababeka Tbk PT....................... 156,386,645   2,283,407
    KMI Wire & Cable Tbk PT................................  27,809,200     450,804
*   Krakatau Steel Persero Tbk PT..........................  44,775,537   1,091,194
*   Kresna Graha Investama Tbk PT.......................... 104,162,400   4,283,308
    Link Net Tbk PT........................................   3,889,000   1,122,389
*   Lippo Cikarang Tbk PT..................................   5,901,200     599,125
    Lippo Karawaci Tbk PT.................................. 175,989,062   3,252,041
    Malindo Feedmill Tbk PT................................  10,740,600     875,766
    Matahari Department Store Tbk PT.......................  17,601,400   5,623,348
*   Matahari Putra Prima Tbk PT............................  11,729,972     115,806
    Mayora Indah Tbk PT....................................  43,952,525   7,370,684
*   Medco Energi Internasional Tbk PT......................  99,815,500   5,385,099
    Media Nusantara Citra Tbk PT...........................  51,934,593   2,672,101
*   Mega Manunggal Property Tbk PT.........................   2,062,900      71,196
    Metrodata Electronics Tbk PT...........................   1,033,000      48,561
    Metropolitan Kentjana Tbk PT...........................      11,400      16,580
*   Minna Padi Investama Sekuritas Tbk PT..................     121,800       4,324
    Mitra Adiperkasa Tbk PT................................ 103,634,000   5,460,025
*   Mitra Keluarga Karyasehat Tbk PT.......................   9,490,000     893,914
    Mitra Pinasthika Mustika Tbk PT........................   3,423,800     173,563
*   MNC Investama Tbk PT................................... 192,282,200     973,146
*   MNC Land Tbk PT........................................     269,000       2,430
*   MNC Vision Network PT..................................   2,172,000     126,405
    Modernland Realty Tbk PT...............................  46,248,000     663,349
*   Multipolar Tbk PT......................................  66,136,700     369,874
*   Multistrada Arah Sarana Tbk PT.........................   3,155,000     122,675
    Nippon Indosari Corpindo Tbk PT........................  20,079,589   1,388,352
    Pabrik Kertas Tjiwi Kimia Tbk PT.......................   3,800,700   2,583,796
    Pakuwon Jati Tbk PT.................................... 193,544,400   6,090,323
    Pan Brothers Tbk PT....................................  42,792,100   1,561,535
*   Panin Financial Tbk PT................................. 207,388,300   3,743,988
*   Panin Insurance Tbk PT.................................   5,396,500     357,865
*   Pelat Timah Nusantara Tbk PT...........................     115,100      27,289
*   Pelayaran Tamarin Samudra Tbk PT.......................   1,569,300     309,756
    Perusahaan Gas Negara Persero Tbk......................  61,191,000   8,961,649
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT..  50,737,200   4,312,468
*   Pool Advista Indonesia Tbk PT..........................   9,012,200   2,698,080
    PP Persero Tbk PT......................................  37,160,890   3,261,060
    PP Properti Tbk PT.....................................  36,011,700     227,835
    Puradelta Lestari Tbk PT...............................   1,579,200      13,507
    Ramayana Lestari Sentosa Tbk PT........................  33,005,400   2,585,604
    Resource Alam Indonesia Tbk PT.........................   2,034,000      47,079
*   Rimo International Lestari Tbk PT......................  89,906,400     929,221
    Rukun Raharja Tbk PT...................................   3,740,000     116,616

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
INDONESIA -- (Continued)
    Salim Ivomas Pratama Tbk PT............................  44,256,900 $  1,340,238
    Sampoerna Agro PT......................................   5,442,659      856,911
    Sarana Menara Nusantara Tbk PT.........................   2,135,600       68,004
    Sawit Sumbermas Sarana Tbk PT..........................  55,138,900    4,573,295
    Selamat Sempurna Tbk PT................................  15,243,200    1,479,320
    Semen Baturaja Persero Tbk PT..........................  13,569,800    1,572,473
    Semen Indonesia Persero Tbk PT.........................  14,904,900    8,837,372
*   Sentul City Tbk PT..................................... 291,396,300    1,823,679
*   Siloam International Hospitals Tbk PT..................   1,935,525      292,755
    Sinar Mas Multiartha Tbk PT............................     278,500      182,955
*   Sitara Propertindo Tbk PT..............................  18,115,300    1,096,734
*   Smartfren Telecom Tbk PT...............................   7,672,700       50,999
    Sri Rejeki Isman Tbk PT................................ 153,300,900    3,661,559
*   Steel Pipe Industry of Indonesia PT....................   1,402,300        7,843
*   Sugih Energy Tbk PT....................................  58,447,900      192,231
    Sumber Alfaria Trijaya Tbk PT..........................     969,100       48,155
    Summarecon Agung Tbk PT................................  73,605,764    2,904,609
    Surya Citra Media Tbk PT...............................  40,035,300    4,142,715
*   Surya Esa Perkasa Tbk PT...............................     131,200        2,587
    Surya Semesta Internusa Tbk PT.........................  63,384,000    1,944,610
    Telekomunikasi Indonesia Persero Tbk PT................  55,290,600   14,006,439
#   Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR.     937,901   23,635,105
    Tempo Scan Pacific Tbk PT..............................     782,200       71,039
*   Tiga Pilar Sejahtera Food Tbk..........................  35,980,639      397,615
    Timah Tbk PT...........................................  47,884,667    2,036,530
    Tiphone Mobile Indonesia Tbk PT........................  20,448,600      862,452
    Total Bangun Persada Tbk PT............................  12,914,800      433,030
*   Totalindo Eka Persada Tbk PT...........................  20,406,800    1,067,886
    Tower Bersama Infrastructure Tbk PT....................  13,598,100    4,186,103
*   Trada Alam Minera Tbk PT............................... 128,790,000    1,538,185
*   Trias Sentosa Tbk PT...................................   3,690,500       97,200
    Tunas Baru Lampung Tbk PT..............................  24,664,600    1,443,686
    Tunas Ridean Tbk PT....................................   8,038,500      607,154
    Ultrajaya Milk Industry & Trading Co. Tbk PT...........  10,463,800      852,439
    Unilever Indonesia Tbk PT..............................   4,838,500   13,782,136
    United Tractors Tbk PT.................................  12,138,346   26,799,366
*   Vale Indonesia Tbk PT..................................  25,614,150    4,943,429
*   Visi Media Asia Tbk PT.................................  74,247,100      654,887
    Waskita Beton Precast Tbk PT........................... 111,973,700    2,345,963
    Waskita Karya Persero Tbk PT...........................  57,524,551    5,461,488
    Wijaya Karya Beton Tbk PT..............................  34,956,800      690,204
    Wijaya Karya Persero Tbk PT............................  40,923,622    2,966,134
*   XL Axiata Tbk PT.......................................  34,595,600    5,978,402
                                                                        ------------
TOTAL INDONESIA............................................              669,275,719
                                                                        ------------
MALAYSIA -- (3.2%)
#   7-Eleven Malaysia Holdings Bhd, Class B................   2,157,773      707,828
#   Aeon Co. M Bhd.........................................   5,035,100    2,033,625
    AEON Credit Service M Bhd..............................     820,240    2,962,960
    AFFIN Bank Bhd.........................................   4,036,500    2,181,154
    AirAsia Group Bhd......................................  18,169,100   11,415,540
#*  AirAsia X Bhd..........................................  34,315,200    1,890,317
    Ajinomoto Malaysia Bhd.................................      37,200      163,642
    Alliance Bank Malaysia Bhd.............................   8,165,200    7,733,368
    Allianz Malaysia Bhd...................................      16,400       47,756
    AMMB Holdings Bhd......................................  13,170,150   11,970,428
    Amway Malaysia Holdings Bhd............................     109,600      175,287
#   Ann Joo Resources Bhd..................................   2,329,050      813,349
    APM Automotive Holdings Bhd............................     189,700      148,598

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
MALAYSIA -- (Continued)
#   Astro Malaysia Holdings Bhd............................  9,741,900 $ 3,147,021
#   Axiata Group Bhd....................................... 18,692,108  15,244,443
    Batu Kawan Bhd.........................................    384,650   1,551,270
    Benalec Holdings Bhd...................................  5,069,600     248,624
*   Berjaya Assets Bhd.....................................  1,549,900     104,190
#*  Berjaya Corp. Bhd...................................... 39,973,563   2,677,001
#   Berjaya Food Bhd.......................................    211,900      69,838
*   Berjaya Land Bhd.......................................  3,001,900     143,994
    Berjaya Sports Toto Bhd................................  6,449,398   3,238,113
*   Bermaz Auto Bhd........................................  6,506,600   2,955,248
    BIMB Holdings Bhd......................................  4,083,099   3,574,194
    Bonia Corp. Bhd........................................  4,050,400     237,245
#*  Borneo Oil Bhd.........................................  9,879,600     117,124
    Boustead Holdings Bhd..................................  4,829,231   1,811,701
    Boustead Plantations Bhd...............................  2,742,400     619,734
    British American Tobacco Malaysia Bhd..................    913,600   6,787,333
#*  Bumi Armada Bhd........................................ 30,448,050   2,944,274
    Bursa Malaysia Bhd.....................................  6,493,400  11,368,563
#   CAB Cakaran Corp. Bhd..................................  2,175,800     369,371
#   Cahya Mata Sarawak Bhd.................................  5,281,900   3,664,763
    Can-One Bhd............................................    637,500     304,679
#   Carlsberg Brewery Malaysia Bhd, Class B................  1,369,000   5,827,386
#   CB Industrial Product Holding Bhd......................  3,066,720     793,066
    CCK Consolidated Holdings BHD..........................    592,200     113,392
    CCM Duopharma Biotech Bhd..............................    891,916     225,856
    CIMB Group Holdings Bhd................................ 14,594,770  19,969,824
    CJ Century Logistics Holdings Bhd, Class B.............    174,800      19,852
    Coastal Contracts Bhd..................................  1,927,077     419,497
#   Comfort Glove Bhd......................................    307,200      64,632
    CRG Group..............................................  4,050,400      87,116
#   CSC Steel Holdings Bhd.................................  1,215,100     298,907
#   Cypark Resources Bhd...................................  1,707,700   1,038,103
#   D&O Green Technologies Bhd.............................  7,692,000   1,555,471
#   Dagang NeXchange Bhd................................... 13,846,300   1,227,167
    Daibochi Bhd...........................................     90,432      42,092
#   Datasonic Group Bhd....................................  6,968,000     599,849
#*  Dayang Enterprise Holdings Bhd.........................  3,327,612     424,322
#   Dialog Group Bhd.......................................  8,683,584   7,033,354
    DiGi.Com Bhd........................................... 12,985,320  13,379,879
#   DRB-Hicom Bhd.......................................... 11,489,000   5,168,965
    Dutch Lady Milk Industries Bhd.........................     81,000   1,238,339
#   Eastern & Oriental Bhd.................................  8,370,753   2,366,340
*   Eco World Development Group Bhd........................  5,475,600   1,309,467
*   Eco World International Bhd............................    368,700      78,849
#   Econpile Holdings Bhd.................................. 10,758,200   1,713,630
#   Ekovest BHD............................................ 14,593,750   1,712,081
    Engtex Group Bhd.......................................    938,500     200,862
#   Evergreen Fibreboard Bhd...............................  6,959,350     774,034
#   FGV Holdings Bhd....................................... 21,564,500   7,221,332
    Fraser & Neave Holdings Bhd............................    225,000   1,812,313
    Frontken Corp. Bhd.....................................  9,784,800   1,947,960
    Gabungan AQRS Bhd......................................  3,180,400     700,929
#   Gadang Holdings Bhd....................................  7,224,100   1,062,814
    Gamuda Bhd.............................................  8,295,800   4,746,203
#   Gas Malaysia Bhd.......................................    568,700     387,195
    GD Express Carrier Bhd.................................    311,487      27,162
    Genting Bhd............................................ 16,490,600  28,939,949
    Genting Malaysia Bhd................................... 10,826,100  11,627,917
#   Genting Plantations Bhd................................  1,102,700   2,545,909

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
MALAYSIA -- (Continued)
#   George Kent Malaysia Bhd...............................  5,691,187 $ 1,484,633
#   Globetronics Technology Bhd............................  6,838,845   3,618,677
    Glomac Bhd.............................................  3,883,440     366,397
    Guan Chong Bhd.........................................    153,900      85,414
    GuocoLand Malaysia Bhd.................................    910,900     174,267
#   Hai-O Enterprise Bhd...................................  1,868,100   1,536,262
#   HAP Seng Consolidated Bhd..............................  6,324,540  14,883,563
    Hap Seng Plantations Holdings Bhd......................  1,441,000     637,215
    Hartalega Holdings Bhd.................................  8,815,200  13,188,687
#   Heineken Malaysia Bhd..................................    879,200   3,782,634
#   Hengyuan Refining Co. Bhd..............................  1,495,800   2,098,126
#   HeveaBoard Bhd.........................................  5,308,800   1,035,177
*   Hiap Teck Venture Bhd.................................. 10,838,000     879,967
#*  Hibiscus Petroleum Bhd.................................  6,806,700   1,815,190
    Hock Seng LEE Bhd......................................  1,486,113     475,992
    Hong Leong Bank Bhd....................................  1,785,865   8,843,536
    Hong Leong Financial Group Bhd.........................  1,491,098   6,555,885
#   Hong Leong Industries Bhd..............................    527,700   1,331,755
#   HSS Engineers Bhd......................................  1,728,500     353,793
    Hua Yang Bhd...........................................  1,587,065     142,773
*   Hume Industries Bhd....................................    436,836      81,545
    Hup Seng Industries Bhd................................  1,288,500     320,410
    I-Bhd..................................................  1,185,700     130,607
    IGB Bhd................................................    478,372     288,988
#   IHH Healthcare Bhd.....................................  5,404,500   6,459,498
    IJM Corp. Bhd.......................................... 22,164,726   8,640,376
    IJM Plantations Bhd....................................  1,227,800     557,151
#   Inari Amertron Bhd..................................... 23,857,032  11,206,095
    Inch Kenneth Kajang Rubber P.L.C.......................    113,000      17,827
    Insas Bhd..............................................  6,054,502   1,013,269
    IOI Corp. Bhd.......................................... 12,318,277  13,249,161
#   IOI Properties Group Bhd...............................  8,968,819   2,808,247
*   Iris Corp. Bhd......................................... 16,047,400     556,549
#*  Iskandar Waterfront City Bhd...........................  5,698,800     681,538
#*  JAKS Resources Bhd.....................................  4,017,000     875,155
#   Jaya Tiasa Holdings Bhd................................  4,252,439     544,085
#   JCY International Bhd..................................  6,295,800     376,356
#   JHM Consolidation Bhd..................................    969,300     248,559
#   Karex Bhd..............................................  2,393,725     354,898
    Keck Seng Malaysia Bhd.................................    320,700     311,963
    Kenanga Investment Bank Bhd............................  1,779,386     263,853
#   Kerjaya Prospek Group Bhd..............................  2,068,960     578,867
    Kesm Industries Bhd....................................     58,600     143,072
    Kian JOO CAN Factory Bhd...............................  1,828,780     963,222
    Kim Loong Resources Bhd................................    865,260     254,439
    Kimlun Corp. Bhd.......................................    856,102     237,562
#*  KNM Group Bhd.......................................... 23,879,781     769,945
    Kossan Rubber Industries...............................  7,212,200   7,133,061
    KPJ Healthcare Bhd..................................... 11,715,700   2,912,781
    Kretam Holdings Bhd....................................  4,698,400     455,330
*   KSL Holdings Bhd.......................................  6,553,511   1,111,516
    Kuala Lumpur Kepong Bhd................................  1,508,422   8,982,404
    Kumpulan Fima BHD......................................    909,400     333,026
    Kumpulan Perangsang Selangor Bhd.......................  2,485,561     743,888
*   Kwantas Corp. BHD......................................     23,900       6,558
#*  Lafarge Malaysia Bhd...................................  2,441,300   1,254,738
    Land & General Bhd..................................... 20,253,120     748,705
*   Landmarks Bhd..........................................  1,904,692     254,855
    LBS Bina Group Bhd.....................................  8,284,300   1,348,764

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
MALAYSIA -- (Continued)
#   Lii Hen Industries Bhd.................................  1,221,800 $   844,122
    Lingkaran Trans Kota Holdings Bhd......................  1,122,600   1,053,328
*   Lion Industries Corp. Bhd..............................  3,963,000     673,155
#   LPI Capital Bhd........................................    449,040   1,757,291
#   Magni-Tech Industries Bhd..............................    904,000     961,867
#   Magnum Bhd.............................................  4,238,200   1,835,521
    Mah Sing Group Bhd..................................... 12,744,351   2,925,204
#   Malakoff Corp. Bhd..................................... 11,129,100   2,289,329
    Malayan Banking Bhd.................................... 17,958,719  40,761,653
#   Malayan Flour Mills Bhd................................  2,650,000     646,634
*   Malayan United Industries Bhd..........................  3,684,900     141,243
    Malaysia Airports Holdings Bhd.........................  5,329,645  10,593,670
    Malaysia Building Society Bhd.......................... 16,797,085   3,781,032
#   Malaysia Marine and Heavy Engineering Holdings Bhd.....  2,804,100     395,112
#*  Malaysian Bulk Carriers Bhd............................  4,295,323     486,674
    Malaysian Pacific Industries Bhd.......................  1,145,525   2,973,381
#   Malaysian Resources Corp. Bhd.......................... 22,063,200   3,857,994
#   Malton Bhd.............................................  4,585,100     543,631
#   Matrix Concepts Holdings Bhd...........................  4,114,437   1,818,672
    Maxis Bhd..............................................  6,246,215   7,809,841
#   MBM Resources BHD......................................  1,220,910     580,883
#   Media Chinese International, Ltd.......................    905,600      44,379
#*  Media Prima Bhd........................................  8,518,820     825,046
#   Mega First Corp. Bhd...................................  1,338,600     970,090
    MISC Bhd...............................................  6,061,860   8,824,961
    Mitrajaya Holdings Bhd.................................  5,994,430     481,143
*   MK Land Holdings Bhd...................................  1,371,800      60,813
#   MKH Bhd................................................  3,015,375     892,477
    MMC Corp. Bhd..........................................  6,700,600   1,715,952
#*  MNRB Holdings Bhd......................................  3,728,040     874,308
*   MPHB Capital Bhd.......................................    938,800     260,143
    Muda Holdings Bhd......................................    596,000     226,898
#*  Mudajaya Group Bhd.....................................  3,292,433     247,754
#   Muhibbah Engineering M Bhd.............................  4,092,500   2,711,870
*   Mulpha International Bhd...............................  1,885,140     833,807
#   My EG Services Bhd..................................... 20,208,000   5,810,922
*   Naim Holdings Bhd......................................  1,299,000     139,663
    Nestle Malaysia Bhd....................................    108,400   3,726,431
#   NTPM Holdings Bhd......................................  1,527,800     191,995
    OCK Group Bhd..........................................  2,278,500     264,436
    Oriental Holdings BHD..................................    738,940   1,064,652
    OSK Holdings Bhd.......................................  8,201,067   1,785,203
#   Padini Holdings Bhd....................................  5,551,000   7,460,126
    Panasonic Manufacturing Malaysia Bhd...................     85,300     776,669
    Pantech Group Holdings Bhd.............................  1,711,000     186,243
    Paramount Corp. Bhd....................................  1,275,125     625,540
#*  Parkson Holdings Bhd...................................  5,091,135     401,864
#*  Pentamaster Corp. Bhd..................................  2,513,460   1,889,262
#*  PESTECH International Bhd..............................  1,376,300     444,512
    Petron Malaysia Refining & Marketing Bhd...............    850,700   1,470,915
    Petronas Chemicals Group Bhd........................... 10,535,200  23,556,148
    Petronas Dagangan Bhd..................................  1,079,700   6,719,758
    Petronas Gas Bhd.......................................  2,236,708   9,783,924
    Pharmaniaga Bhd........................................    496,780     322,795
#   PIE Industrial Bhd.....................................  1,171,100     428,839
#   Pos Malaysia Bhd.......................................  2,930,300   2,073,636
    PPB Group Bhd..........................................  2,629,440  10,536,460
#   Press Metal Aluminium Holdings Bhd..................... 10,269,380  11,888,204
    Prestariang Bhd........................................    720,000      90,496

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
MALAYSIA -- (Continued)
#   Protasco Bhd...........................................  3,533,016 $   296,067
    Public Bank Bhd........................................ 11,077,811  65,164,389
    Puncak Niaga Holdings Bhd..............................  1,506,260     162,161
#   QL Resources Bhd.......................................  5,340,687   9,003,393
    Ranhill Holdings Bhd...................................    175,900      42,136
    RGB International Bhd..................................  7,248,228     339,143
    RHB Bank Bhd...........................................  5,079,519   6,354,671
*   Rimbunan Sawit Bhd.....................................  1,063,700      43,268
    Salcon Bhd.............................................  6,830,068     400,646
    Salutica Bhd...........................................    195,800      23,922
    Sam Engineering & Equipment M Bhd......................     61,800     119,023
#*  Sapura Energy Bhd...................................... 48,272,888   3,909,579
#   Sarawak Oil Palms Bhd..................................    943,791     586,654
    Scicom MSC Bhd.........................................    252,900     101,564
#   Scientex Bhd...........................................  2,424,028   4,975,581
#   SEG International BHD..................................    533,828      84,259
    Selangor Dredging Bhd..................................    366,400      63,154
#   Selangor Properties Bhd................................     78,800     101,085
#   Serba Dinamik Holdings Bhd.............................  3,479,000   3,362,241
    Shangri-La Hotels Malaysia Bhd.........................    382,300     504,754
    SHL Consolidated Bhd...................................    171,700      96,717
    Sime Darby Bhd.........................................  9,304,387   4,894,274
    Sime Darby Plantation Bhd..............................  9,951,987  12,525,619
    Sime Darby Property Bhd................................  7,751,187   1,810,590
#*  Sino Hua-An International Bhd..........................  5,822,400     356,321
#   SKP Resources Bhd...................................... 10,277,100   3,122,087
    SP Setia Bhd Group.....................................  4,472,588   2,247,419
#   Star Media Group Bhd...................................  2,131,900     390,097
*   Sumatec Resources Bhd..................................  4,417,200      31,867
    Sunway Bhd............................................. 15,704,297   5,142,460
#   Sunway Construction Group Bhd..........................  3,493,519   1,214,209
#   Supermax Corp. Bhd.....................................  5,520,050   4,206,804
    Suria Capital Holdings Bhd.............................    279,650     102,168
    Syarikat Takaful Malaysia Keluarga Bhd.................  3,189,700   2,967,404
    Symphony Life Bhd......................................    138,432      11,576
    Ta Ann Holdings Bhd....................................  2,368,924   1,302,984
    TA Enterprise Bhd...................................... 12,862,100   1,845,826
#   TA Global Bhd..........................................  9,633,540     610,186
#   Taliworks Corp. Bhd....................................  2,701,166     491,138
#   Tambun Indah Land Bhd..................................  2,204,100     425,005
    Tan Chong Motor Holdings Bhd...........................  1,283,900     454,357
    Tasek Corp. Bhd........................................     38,700      51,801
    TDM Bhd................................................  9,693,830     475,210
#   Telekom Malaysia Bhd...................................  6,899,602   3,927,118
    Tenaga Nasional Bhd....................................  9,934,181  34,919,991
    TH Plantations Bhd.....................................  1,094,140     163,533
#   Thong Guan Industries Bhd..............................    333,000     174,292
    TIME dotCom Bhd........................................  1,620,760   3,022,712
*   Tiong NAM Logistics Holdings...........................  1,874,184     388,440
#   Top Glove Corp. Bhd.................................... 14,688,720  20,885,026
    Tropicana Corp. Bhd....................................  5,393,290   1,122,039
    TSH Resources Bhd......................................  3,091,050     747,129
    Tune Protect Group Bhd.................................  5,361,600     800,641
#   Uchi Technologies Bhd..................................  2,491,440   1,728,377
    UEM Edgenta Bhd........................................  2,626,600   1,609,618
    UEM Sunrise Bhd........................................ 19,142,645   3,139,714
#   UMW Holdings Bhd.......................................  3,879,106   4,408,231
#   Unisem M Bhd...........................................  7,281,120   5,033,212
#   United Malacca Bhd.....................................    218,650     298,819

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
MALAYSIA -- (Continued)
    United Plantations Bhd.................................    170,800 $  1,093,639
    United U-Li Corp. BHD..................................    293,400       37,933
    UOA Development Bhd....................................  5,246,300    2,447,787
*   Velesto Energy Bhd..................................... 35,161,692    2,181,991
    ViTrox Corp. Bhd.......................................    812,800    1,422,012
#*  Vivocom International Holdings Bhd..................... 12,918,833       77,139
*   Vizione Holdings Bhd...................................    165,442       35,550
#   VS Industry Bhd........................................ 15,042,300    5,757,284
*   Wah Seong Corp. Bhd....................................  3,193,739      683,169
#*  WCE Holdings Bhd.......................................  1,397,100      224,064
#   WCT Holdings Bhd....................................... 12,058,247    2,337,499
    Wellcall Holdings Bhd..................................  3,231,850      904,905
    Westports Holdings Bhd.................................  6,752,800    5,507,913
#   WTK Holdings Bhd.......................................  2,932,850      322,653
#   Yinson Holdings Bhd....................................  2,914,700    3,101,707
    YNH Property Bhd.......................................  4,440,593    1,429,774
#*  Yong Tai BHD...........................................    534,300       78,604
    YTL Corp. Bhd.......................................... 38,934,812    9,880,277
*   YTL Land & Development Bhd.............................    971,000       92,621
    YTL Power International Bhd............................ 11,323,159    2,574,390
    Zhulian Corp. Bhd......................................    465,966      144,788
                                                                       ------------
TOTAL MALAYSIA.............................................             833,090,367
                                                                       ------------
MEXICO -- (3.2%)
    Alfa S.A.B. de C.V., Class A........................... 29,460,243   31,152,377
    Alpek S.A.B. de C.V....................................  5,732,063    7,604,844
#   Alsea S.A.B. de C.V....................................  6,393,511   16,373,079
    America Movil S.A.B. de C.V............................ 48,410,715   35,009,336
    America Movil S.A.B. de C.V., Sponsored ADR, Class L...  4,015,002   57,775,878
    Arca Continental S.A.B. de C.V.........................  2,516,177   12,634,613
#*  Axtel S.A.B. de C.V.................................... 11,284,931    1,844,410
    Banco del Bajio SA.....................................    113,166      222,062
    Banco Santander Mexico SA Institucion de Banca
      Multiple Grupo Financiero............................
    Santand, ADR...........................................    849,997    5,337,981
#   Banco Santander Mexico SA Institucion de Banca
    Multiple Grupo Financiero..............................
    Santand, Class B.......................................  5,064,476    6,340,178
#   Becle S.A.B. de C.V....................................    511,660      629,460
*   Bio Pappel S.A.B. de C.V...............................    222,356      228,560
    Bolsa Mexicana de Valores S.A.B. de C.V................  4,365,169    6,580,014
*   Cemex S.A.B. de C.V.................................... 19,242,144    9,643,214
#*  Cemex S.A.B. de C.V., Sponsored ADR....................  5,092,821   25,667,819
    Coca-Cola Femsa S.A.B. de C.V..........................    280,907    1,604,274
#   Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR..........    128,064    7,298,367
#   Consorcio ARA S.A.B. de C.V............................ 11,414,617    3,017,562
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR     409,913    2,520,965
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
      Class A .............................................  1,056,165      648,364
*   Corp. Interamericana de Entretenimiento S.A.B. de
      C.V., Class B........................................    222,600      207,497
    Corp. Actinver S.A.B. de C.V...........................     61,598       39,421
    Corp. Inmobiliaria Vesta S.A.B. de C.V.................  5,359,405    6,529,988
    Corp. Moctezuma S.A.B. de C.V..........................    392,200    1,447,877
    Credito Real S.A.B. de C.V. SOFOM ER...................  1,604,188    1,825,844
    Cydsa S.A.B. de C.V....................................      6,129        9,139
*   Desarrolladora Homex S.A.B. de C.V.....................    348,740        3,949
    Dine S.A.B. de C.V.....................................      7,300        3,337
    El Puerto de Liverpool S.A.B. de C.V...................    678,960    4,311,759
#*  Elementia S.A.B. de C.V................................     60,292       34,133
#*  Empresas ICA S.A.B. de C.V.............................  4,691,828       70,377
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR......    246,788       35,232
#   Fomento Economico Mexicano S.A.B. de C.V...............    150,462    1,281,648

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
MEXICO -- (Continued)
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored
      ADR..................................................    531,963 $45,254,092
#*  Genomma Lab Internacional S.A.B. de C.V., Class B......  8,359,446   5,316,926
#   Gentera S.A.B. de C.V..................................  8,097,479   6,561,456
#   Gruma S.A.B. de C.V., Class B..........................  2,290,475  23,961,008
*   Grupo Aeromexico S.A.B. de C.V.........................  1,060,264   1,168,661
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.....  3,255,150  17,048,744
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.,
    ADR....................................................        100       4,177
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR...    168,898  13,998,266
#   Grupo Aeroportuario del Pacifico S.A.B. de C.V.,
    Class B................................................  1,235,338  10,273,984
#   Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR....     50,793   8,381,861
    Grupo Aeroportuario del Sureste S.A.B. de C.V.,
      Class B..............................................    820,276  13,532,187
    Grupo Bimbo S.A.B. de C.V..............................  9,064,707  16,948,424
#   Grupo Carso S.A.B. de C.V..............................  2,784,476   8,154,701
#   Grupo Cementos de Chihuahua S.A.B. de C.V..............    470,636   2,548,581
#   Grupo Comercial Chedraui S.A. de C.V...................  3,134,071   5,534,276
#   Grupo Elektra S.A.B. de C.V............................    295,881  12,526,684
*   Grupo Famsa S.A.B. de C.V., Class A....................  2,953,526   1,465,622
#   Grupo Financiero Banorte S.A.B. de C.V.................  9,113,538  50,244,302
    Grupo Financiero Inbursa S.A.B. de C.V.................  9,812,249  12,786,247
*   Grupo GICSA SAB de CV..................................    683,848     264,945
*   Grupo Gigante S.A.B. de C.V............................     41,000      76,537
    Grupo Herdez S.A.B. de C.V.............................  2,440,116   4,522,682
*   Grupo Hotelero Santa Fe S.A.B. de C.V..................    218,216      96,790
    Grupo Industrial Saltillo S.A.B. de C.V................    265,646     319,090
#   Grupo KUO S.A.B. de C.V................................    271,325     641,138
#   Grupo Lala S.A.B. de C.V...............................  2,887,413   2,537,276
    Grupo Mexico S.A.B. de C.V............................. 24,442,328  56,373,208
#*  Grupo Pochteca S.A.B. de C.V...........................    387,811     124,000
#   Grupo Rotoplas S.A.B. de C.V...........................    300,389     292,799
    Grupo Sanborns S.A.B. de C.V...........................    611,992     556,459
#*  Grupo Simec S.A.B. de C.V..............................  1,488,552   4,041,384
*   Grupo Simec S.A.B. de C.V., Sponsored ADR..............      8,806      71,593
#*  Grupo Sports World S.A.B. de C.V.......................    218,149     214,785
#   Grupo Televisa S.A.B...................................  3,808,499  10,969,947
    Grupo Televisa S.A.B., Sponsored ADR...................  2,148,036  30,888,758
#*  Hoteles City Express S.A.B. de C.V.....................  2,252,505   2,494,990
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V .......................................  2,275,386   3,774,901
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR.......     52,638   2,308,703
    Industrias Bachoco S.A.B. de C.V.......................  1,419,909   5,192,918
#*  Industrias CH S.A.B. de C.V............................  2,236,489   8,035,099
#   Industrias Penoles S.A.B. de C.V.......................  1,118,573  15,748,926
#   Infraestructura Energetica Nova S.A.B. de C.V..........  3,421,826  13,343,155
#   Kimberly-Clark de Mexico S.A.B. de C.V., Class A....... 10,890,581  15,692,580
#*  La Comer S.A.B. de C.V.................................  5,086,646   5,308,697
*   Maxcom Telecomunicaciones S.A.B. de C.V................    114,017      33,116
    Megacable Holdings S.A.B. de C.V.......................  2,732,939  12,150,282
    Mexichem S.A.B. de C.V................................. 10,209,948  26,704,468
#*  Minera Frisco S.A.B. de C.V., Class A1.................  2,388,099     745,353
    Nemak S.A.B. de C.V....................................  4,462,190   3,222,543
    OHL Mexico S.A.B. de C.V...............................     18,601      25,576
#   Organizacion Cultiba S.A.B. de C.V.....................    194,351     159,398
#*  Organizacion Soriana S.A.B. de C.V., Class B...........  3,381,651   4,414,921
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V..................................................  1,428,397  12,970,245
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V..................................................     14,954     102,696
    Qualitas Controladora S.A.B. de C.V....................  1,129,591   2,271,611
    Rassini S.A.B. de C.V..................................    384,772   1,281,800
    Rassini S.A.B. de C.V., Class A........................    219,206     349,098
#   Regional S.A.B. de C.V.................................  2,914,696  14,358,787
#*  Telesites S.A.B. de C.V................................  6,196,066   3,837,225

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- ------------
MEXICO -- (Continued)
    TV Azteca S.A.B. de C.V................................  10,748,756 $  1,164,130
#   Unifin Financiera S.A.B. de C.V. SOFOM ENR.............     662,095    1,240,863
    Vitro S.A.B. de C.V....................................     385,121      928,996
    Wal-Mart de Mexico S.A.B. de C.V.......................  18,521,329   47,358,145
                                                                        ------------
TOTAL MEXICO...............................................              820,854,370
                                                                        ------------
PERU -- (0.1%)
    Cementos Pacasmayo SAA, ADR............................      35,916      369,933
#   Cia de Minas Buenaventura SAA, ADR.....................     157,251    2,176,354
#   Credicorp, Ltd.........................................     161,000   36,339,310
*   Fossal SAA, ADR........................................       3,794        1,699
*   Grana y Montero SAA, Sponsored ADR.....................     220,419      694,320
                                                                        ------------
TOTAL PERU.................................................               39,581,616
                                                                        ------------
PHILIPPINES -- (1.2%)
    8990 Holdings, Inc.....................................     223,800       29,644
    A Soriano Corp.........................................     818,000       95,168
    Aboitiz Equity Ventures, Inc...........................   6,261,350    5,508,152
    Aboitiz Power Corp.....................................   5,807,900    3,660,192
    ACR Mining Corp........................................      11,905          747
*   AgriNurture, Inc.......................................     123,700       41,149
*   Alliance Global Group, Inc.............................  27,673,394    5,893,453
    Alsons Consolidated Resources, Inc.....................   3,329,000       80,348
*   Apex Mining Co., Inc...................................  12,155,000      414,242
*   Atlas Consolidated Mining & Development Corp...........   2,979,300      161,724
    Ayala Corp.............................................   1,180,240   20,318,091
    Ayala Land, Inc........................................  23,565,820   17,485,926
    Bank of the Philippine Islands.........................   3,226,946    4,961,638
    BDO Unibank, Inc.......................................   5,742,093   13,153,004
    Belle Corp.............................................  28,932,700    1,277,012
    Bloomberry Resorts Corp................................  36,185,800    5,688,903
    Cebu Air, Inc..........................................   2,675,340    3,197,807
    Cebu Holdings, Inc.....................................   2,065,000      207,132
*   CEMEX Holdings Philippines, Inc........................   1,747,600       69,285
    Century Pacific Food, Inc..............................   5,165,050    1,290,333
    Century Properties Group, Inc..........................   1,153,062        8,934
    China Banking Corp.....................................   1,511,190      790,889
    Cirtek Holdings Philippines Corp.......................     836,990      610,960
    COL Financial Group, Inc...............................     133,700       39,227
    Cosco Capital, Inc.....................................  13,042,200    1,651,228
    D&L Industries, Inc....................................  23,669,400    5,043,026
    DMCI Holdings, Inc.....................................  35,223,700    8,459,322
*   DoubleDragon Properties Corp...........................   3,040,690    1,093,274
    Eagle Cement Corp......................................     337,400       95,860
*   East West Banking Corp.................................   6,090,050    1,288,892
*   EEI Corp...............................................   4,249,500      704,484
    Emperador, Inc.........................................   3,226,400      419,930
*   Empire East Land Holdings, Inc.........................  22,778,000      221,510
*   Energy Development Corp................................  16,684,434    2,142,472
    Filinvest Development Corp.............................      89,300       12,084
    Filinvest Land, Inc.................................... 148,144,687    3,878,724
    First Gen Corp.........................................  12,694,900    3,711,327
    First Philippine Holdings Corp.........................   2,567,240    3,057,770
*   Global Ferronickel Holdings, Inc.......................   9,389,176      319,226
*   Global-Estate Resorts, Inc.............................     647,000       12,759
    Globe Telecom, Inc.....................................     211,415    8,260,523
    GT Capital Holdings, Inc...............................     303,907    4,319,279
    Integrated Micro-Electronics, Inc......................   6,374,540    1,283,022

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
PHILIPPINES -- (Continued)
    International Container Terminal Services, Inc.........  4,350,892 $  7,363,221
    JG Summit Holdings, Inc................................  6,751,150    5,978,236
    Jollibee Foods Corp....................................  2,440,877   12,604,975
    Leisure & Resorts World Corp...........................  1,361,320       86,411
*   Lepanto Consolidated Mining Co......................... 30,246,517       62,657
    Lopez Holdings Corp.................................... 19,816,800    1,567,509
    LT Group, Inc.......................................... 12,452,100    3,376,895
    MacroAsia Corp.........................................  1,852,630      596,129
    Manila Electric Co.....................................  1,246,800    8,582,031
    Manila Water Co., Inc.................................. 10,578,200    4,948,123
    Max's Group, Inc.......................................  1,363,200      274,174
    Megawide Construction Corp............................. 10,703,470    3,594,602
    Megaworld Corp......................................... 97,543,600    8,047,893
*   Melco Resorts And Entertainment Philippines Corp....... 19,009,600    2,547,431
    Metro Pacific Investments Corp......................... 83,691,500    7,517,708
    Metro Retail Stores Group, Inc.........................    154,000        6,404
    Metropolitan Bank & Trust Co...........................  3,988,829    4,893,608
    Nickel Asia Corp....................................... 17,012,340      808,164
    Pepsi-Cola Products Philippines, Inc................... 12,190,791      377,268
    Petron Corp............................................ 22,074,900    3,341,207
    Philex Mining Corp.....................................  2,206,050      143,419
*   Philippine National Bank...............................  2,276,063    1,686,448
    Philippine Stock Exchange, Inc. (The)..................     84,552      292,454
*   Philweb Corp...........................................  4,037,840      264,983
    Phinma Energy Corp..................................... 14,418,000      259,021
    Phoenix Petroleum Philippines, Inc.....................  2,533,570      521,629
    Pilipinas Shell Petroleum Corp.........................    861,540      783,313
#   PLDT, Inc., Sponsored ADR..............................    255,936    6,505,893
    PLDT, Inc..............................................    270,235    6,973,970
    Premium Leisure Corp................................... 35,630,000      493,112
*   Prime Orion Philippines, Inc...........................    713,000       30,449
    Primex Corp............................................    105,400        6,792
    Puregold Price Club, Inc...............................  6,013,780    4,568,356
*   PXP Energy Corp........................................  2,975,600      994,948
    RFM Corp...............................................  6,096,300      546,171
    Rizal Commercial Banking Corp..........................  2,919,464    1,584,495
    Robinsons Land Corp.................................... 21,989,118    8,643,466
    Robinsons Retail Holdings, Inc.........................  1,947,460    2,760,274
    San Miguel Corp........................................  3,601,190   11,525,590
    San Miguel Food and Beverage, Inc......................    506,520      805,262
    Security Bank Corp.....................................  1,877,668    5,074,311
    Semirara Mining & Power Corp...........................  8,484,500    4,437,368
    Shakey's Pizza Asia Ventures, Inc......................     35,200        6,824
    SM Investments Corp....................................    534,860    9,016,498
    SM Prime Holdings, Inc................................. 22,790,790   14,408,868
    SSI Group, Inc.........................................  2,131,000      107,690
    Starmalls, Inc.........................................    912,800      108,352
    STI Education Systems Holdings, Inc.................... 18,553,000      235,958
*   Top Frontier Investment Holdings, Inc..................    153,057      801,435
*   Travellers International Hotel Group, Inc..............  5,113,300      497,024
    Union Bank Of Philippines..............................  1,482,222    1,852,058
    Universal Robina Corp..................................  3,846,430    9,356,489
    Vista Land & Lifescapes, Inc........................... 55,606,100    5,494,315
    Wilcon Depot, Inc......................................    335,100       70,896
*   Xurpas, Inc............................................     49,500        1,426
                                                                       ------------
TOTAL PHILIPPINES..........................................             308,392,875
                                                                       ------------
POLAND -- (1.4%)
*   AB SA..................................................      2,455       12,724

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
POLAND -- (Continued)
    Agora SA...............................................   190,360 $   460,857
*   Alior Bank SA..........................................   694,466  10,424,491
    Alumetal SA............................................     2,852      32,080
    Amica SA...............................................    26,538     732,687
#*  AmRest Holdings SE.....................................   222,290   2,295,751
    Apator SA..............................................    37,049     229,941
    Asseco Poland SA.......................................   761,691   9,584,012
    Bank Handlowy w Warszawie SA...........................   170,830   3,115,703
*   Bank Millennium SA..................................... 3,875,535   8,921,452
    Bank Pekao SA..........................................   362,959   9,895,088
*   Bioton SA..............................................   361,374     590,213
*   Boryszew SA............................................ 1,835,982   2,288,342
    Budimex SA.............................................   102,300   3,303,716
#   CCC SA.................................................   197,569   8,593,201
*   CD Projekt SA..........................................   584,237  24,051,112
#   Ciech SA...............................................   420,781   4,652,206
#   ComArch SA.............................................    12,209     535,780
*   Cyfrowy Polsat SA...................................... 1,384,102   7,958,774
*   Dino Polska SA.........................................   147,797   3,247,679
    Dom Development SA.....................................    12,160     214,395
    Echo Investment SA.....................................     9,098       9,501
    Elektrobudowa SA.......................................     2,716      25,850
*   Enea SA................................................ 2,250,543   4,712,325
#*  Energa SA.............................................. 1,147,328   2,329,335
#   Eurocash SA............................................   727,456   3,869,015
#*  Fabryki Mebli Forte SA.................................   100,082     653,761
    Famur SA...............................................   424,921     617,175
    Firma Oponiarska Debica SA.............................    11,985     331,575
*   Getin Holding SA....................................... 2,424,449     158,029
#*  Getin Noble Bank SA.................................... 4,755,441     669,000
    Globe Trade Centre SA..................................   278,068     582,970
#   Grupa Azoty SA.........................................   226,072   1,524,647
    Grupa Azoty Zaklady Chemiczne Police SA................    17,834      59,820
    Grupa Kety SA..........................................    63,509   5,642,475
    Grupa Lotos SA......................................... 1,369,854  24,700,109
*   Impexmetal SA.......................................... 1,188,985     966,000
#   ING Bank Slaski SA.....................................   122,454   5,192,826
    Inter Cars SA..........................................    26,147   1,635,697
*   Jastrzebska Spolka Weglowa SA..........................   490,302   9,426,054
    Kernel Holding SA......................................   504,600   6,460,565
*   KGHM Polska Miedz SA................................... 1,114,590  25,198,676
    KRUK SA................................................   156,707   7,530,311
    LC Corp. SA............................................ 1,001,841     626,381
    Lentex SA..............................................    34,442      63,746
    LPP SA.................................................     6,011  12,289,110
#*  Lubelski Wegiel Bogdanka SA............................    80,609   1,129,908
#   mBank SA...............................................    77,521   7,538,754
*   Netia SA...............................................   877,246   1,071,737
    Neuca SA...............................................    19,973   1,197,090
*   NEWAG SA...............................................       511       2,250
*   Orange Polska SA....................................... 4,840,375   5,470,473
    Orbis SA...............................................    72,828   1,276,952
#   Pfleiderer Group SA....................................    35,719     264,169
*   PGE Polska Grupa Energetyczna SA....................... 5,609,209  15,348,035
*   PKP Cargo SA...........................................    79,002     828,521
*   Polnord SA.............................................   294,652     713,102
    Polski Koncern Naftowy Orlen S.A....................... 2,073,148  49,853,820
*   Polskie Gornictwo Naftowe i Gazownictwo SA............. 5,488,247   8,952,860
    Powszechna Kasa Oszczednosci Bank Polski SA............ 2,176,799  22,606,952

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
POLAND -- (Continued)
    Powszechny Zaklad Ubezpieczen SA.......................  2,248,472 $ 22,914,124
*   Rafako SA..............................................    591,437      307,868
    Santander Bank Polska SA...............................    122,039   10,813,415
    Stalexport Autostrady SA...............................    523,041      446,173
    Stalprodukt SA.........................................      9,193      883,784
*   Tauron Polska Energia SA............................... 11,362,471    5,270,367
#   Trakcja SA.............................................    458,822      365,503
*   Vistula Group SA.......................................    927,849      941,703
    Warsaw Stock Exchange..................................    224,060    2,254,599
    Wawel SA...............................................        590      123,030
    Zespol Elektrowni Patnow Adamow Konin SA...............     49,544       90,047
                                                                       ------------
TOTAL POLAND...............................................             377,080,393
                                                                       ------------
RUSSIA -- (1.5%)
    Etalon Group P.L.C., GDR...............................    650,174    1,490,886
    Etalon Group P.L.C., GDR...............................    281,135      648,016
    Gazprom PJSC, Sponsored ADR............................  6,583,688   31,130,877
    Gazprom PJSC, Sponsored ADR............................    223,529    1,050,586
    Globaltrans Investment P.L.C., GDR.....................    193,097    1,887,502
    Globaltrans Investment P.L.C., GDR.....................    302,654    2,966,009
*   Lenta, Ltd., GDR.......................................    894,156    3,201,078
*   Lenta, Ltd., GDR.......................................    143,301      513,028
    Lukoil PJSC, Sponsored ADR(BYZF386)....................    199,323   14,877,469
    Lukoil PJSC, Sponsored ADR(BYZDW2900)..................    598,466   44,620,961
    Magnitogorsk Iron & Steel Works PJSC, GDR..............    724,938    6,795,367
*   Mail.Ru Group, Ltd., GDR...............................     83,777    2,220,466
*   Mail.Ru Group, Ltd., GDR...............................     33,734      898,674
*   Mechel PJSC, Sponsored ADR.............................    365,199    1,000,644
    MMC Norilsk Nickel PJSC, ADR...........................    231,907    3,838,061
    MMC Norilsk Nickel PJSC, ADR...........................  1,034,973   17,135,261
    Novatek PJSC, GDR......................................    111,723   18,842,912
    Novatek PJSC, GDR......................................      6,976    1,182,432
    Novolipetsk Steel PJSC, GDR............................    348,244    8,385,406
    Novolipetsk Steel PJSC, GDR............................     98,256    2,373,865
    O'Key Group SA, GDR....................................     71,285      111,927
    PhosAgro PJSC, GDR.....................................    307,967    4,024,116
    PhosAgro PJSC, GDR.....................................     14,038      183,898
    Ros Agro P.L.C., GDR...................................    135,725    1,367,927
    Ros Agro P.L.C., GDR...................................     13,128      132,330
    Rosneft Oil Co. PJSC, GDR..............................    804,623    5,656,500
    Rosneft Oil Co. PJSC, GDR..............................  2,952,866   20,688,565
    Rostelecom PJSC, Sponsored ADR.........................    220,550    1,446,808
    Rostelecom PJSC, Sponsored ADR.........................    164,180    1,042,261
    RusHydro PJSC, ADR.....................................  4,579,241    3,577,885
    Sberbank of Russia PJSC, Sponsored ADR.................  4,081,901   48,029,398
    Sberbank of Russia PJSC, Sponsored ADR.................  3,249,946   37,991,869
    Severstal PJSC, GDR....................................    650,882   10,103,579
    Severstal PJSC, GDR....................................     55,855      866,311
    Tatneft PJSC, Sponsored ADR............................    749,594   52,614,740
    TMK PJSC, GDR..........................................    352,127    1,338,083
    TMK PJSC, GDR..........................................     80,338      304,282
#   VEON, Ltd., ADR........................................  2,516,026    7,070,033
    VTB Bank PJSC, GDR.....................................  3,938,248    4,957,994
    VTB Bank PJSC, GDR.....................................  4,782,167    6,025,530
    X5 Retail Group NV, GDR................................    398,885    9,364,527
    X5 Retail Group NV, GDR................................     96,778    2,274,283
                                                                       ------------
TOTAL RUSSIA...............................................             384,232,346
                                                                       ------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SINGAPORE -- (0.0%)
*   Pacc Offshore Services Holdings, Ltd...................  1,659,650 $    270,935
SOUTH AFRICA -- (6.8%)
    Absa Group, Ltd........................................  5,792,588   58,529,965
    Adcock Ingram Holdings, Ltd............................    843,423    3,288,039
*   Adcorp Holdings, Ltd...................................    347,583      480,902
    Advtech, Ltd...........................................  4,284,408    4,147,752
    AECI, Ltd..............................................  1,409,893    9,073,303
    African Oxygen, Ltd....................................    710,616    1,405,232
*   African Phoenix Investments, Ltd.......................  4,779,215      157,916
    African Rainbow Minerals, Ltd..........................  1,580,575   13,382,535
    Afrimat, Ltd...........................................    111,050      203,050
    Alexander Forbes Group Holdings, Ltd...................  1,366,455      481,327
*   Allied Electronics Corp., Ltd., Class A................     95,171      113,283
    Alviva Holdings, Ltd...................................  1,422,741    1,698,574
    Anglo American Platinum, Ltd...........................    308,849   10,055,279
    AngloGold Ashanti, Ltd.................................    838,363    8,159,849
#   AngloGold Ashanti, Ltd., Sponsored ADR.................  4,151,296   39,063,695
*   ArcelorMittal South Africa, Ltd........................  1,556,250      401,599
#*  Ascendis Health, Ltd...................................    834,386      429,707
#   Aspen Pharmacare Holdings, Ltd.........................  1,677,293   17,737,351
    Assore, Ltd............................................    248,365    5,204,458
#   Astral Foods, Ltd......................................    620,082    8,340,193
    Attacq, Ltd............................................  3,379,672    3,334,115
*   Aveng, Ltd............................................. 42,695,535      144,964
    AVI, Ltd...............................................  4,002,127   27,137,175
    Balwin Properties, Ltd.................................     21,544        5,168
    Barloworld, Ltd........................................  3,718,086   30,305,558
    Bid Corp., Ltd.........................................  2,192,811   41,057,767
    Bidvest Group, Ltd. (The)..............................  3,482,771   43,463,781
    Blue Label Telecoms, Ltd...............................  5,180,860    1,820,927
#*  Brait SE...............................................  1,630,730    4,081,642
#   Capitec Bank Holdings, Ltd.............................    306,160   20,567,752
    Cashbuild, Ltd.........................................    264,659    4,830,642
    Caxton and CTP Publishers and Printers, Ltd............    433,083      293,039
#   City Lodge Hotels, Ltd.................................    366,479    3,251,617
    Clicks Group, Ltd......................................  2,284,939   29,106,912
    Clover Industries, Ltd.................................    642,727      715,624
#   Coronation Fund Managers, Ltd..........................  2,327,355    7,752,998
#*  Curro Holdings, Ltd....................................    426,015      692,111
    DataTec, Ltd...........................................  3,761,420    5,960,123
#   Dis-Chem Pharmacies, Ltd...............................    506,313      992,074
    Discovery, Ltd.........................................  2,753,705   29,553,596
    Distell Group Holdings, Ltd............................    307,400    2,273,141
    DRDGOLD, Ltd., Sponsored ADR...........................      4,569       11,468
#   DRDGOLD, Ltd...........................................  3,818,510      965,172
*   enX Group, Ltd.........................................    187,307      165,244
#   EOH Holdings, Ltd......................................  1,195,218    2,668,163
    Exxaro Resources, Ltd..................................  2,275,007   23,268,463
#*  Famous Brands, Ltd.....................................    866,031    6,162,577
    FirstRand, Ltd......................................... 23,983,632  104,752,384
    Foschini Group, Ltd. (The).............................  2,611,678   28,590,622
    Gold Fields, Ltd.......................................    982,720    2,598,066
    Gold Fields, Ltd., Sponsored ADR.......................  9,874,737   26,266,800
    Grand Parade Investments, Ltd..........................    885,554      133,237
*   Grindrod Shipping Holdings, Ltd........................    148,785      972,566
*   Grindrod, Ltd..........................................  5,951,408    2,676,575
*   Group Five, Ltd........................................    715,984       53,968
    Harmony Gold Mining Co., Ltd...........................  1,873,076    3,496,817
#   Harmony Gold Mining Co., Ltd., Sponsored ADR...........  3,894,583    7,166,033

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SOUTH AFRICA -- (Continued)
*   Howden Africa Holdings, Ltd............................     15,743 $     44,835
    Hudaco Industries, Ltd.................................    314,155    2,988,603
    Hulamin, Ltd...........................................    737,867      247,092
#*  Impala Platinum Holdings, Ltd..........................  4,820,912    8,858,796
    Imperial Holdings, Ltd.................................  1,889,734   20,967,719
    Investec, Ltd..........................................  2,248,612   13,959,496
#   Invicta Holdings, Ltd..................................    139,879      317,186
    Italtile, Ltd..........................................    421,409      370,157
    JSE, Ltd...............................................  1,188,199   13,201,434
    KAP Industrial Holdings, Ltd...........................  8,423,412    4,449,246
#   Kumba Iron Ore, Ltd....................................    728,314   14,279,854
#   Lewis Group, Ltd.......................................  1,304,444    2,779,798
    Liberty Holdings, Ltd..................................  1,863,515   13,669,586
    Life Healthcare Group Holdings, Ltd.................... 14,138,764   23,478,164
    Long4Life, Ltd.........................................  1,628,088      495,271
#   Massmart Holdings, Ltd.................................  1,454,732    9,448,010
    Merafe Resources, Ltd.................................. 11,474,755    1,214,965
#   Metair Investments, Ltd................................  1,540,521    1,515,835
    Metrofile Holdings, Ltd................................    155,382       27,205
    MiX Telematics, Ltd., Sponsored ADR....................     37,524      576,369
*   MMI Holdings, Ltd...................................... 12,373,074   15,003,706
    Mondi, Ltd.............................................  1,263,954   30,250,969
    Mpact, Ltd.............................................  1,699,942    2,396,319
#   Mr. Price Group, Ltd...................................  2,090,895   32,737,574
    MTN Group, Ltd......................................... 14,695,252   85,334,290
    Murray & Roberts Holdings, Ltd.........................  4,260,045    4,902,164
*   Nampak, Ltd............................................  7,137,305    7,200,914
    Naspers, Ltd., Class N.................................    673,739  118,174,387
    Nedbank Group, Ltd.....................................  2,051,231   34,676,364
    NEPI Rockcastle P.L.C..................................    939,078    8,112,255
    Netcare, Ltd........................................... 10,377,594   17,418,804
*   Northam Platinum, Ltd..................................  3,468,525    9,147,962
#   Novus Holdings, Ltd....................................    161,502       49,189
    Oceana Group, Ltd......................................    482,376    2,847,105
    Omnia Holdings, Ltd....................................    700,311    5,517,641
    Peregrine Holdings, Ltd................................  2,729,189    3,792,944
    Pick n Pay Stores, Ltd.................................  3,835,073   17,725,322
#   Pioneer Foods Group, Ltd...............................  1,003,245    5,512,614
*   PPC, Ltd............................................... 14,258,000    5,750,290
    PSG Group, Ltd.........................................    864,847   12,897,105
    Raubex Group, Ltd......................................  1,579,648    2,029,109
    RCL Foods, Ltd.........................................    179,895      204,339
    Reunert, Ltd...........................................  2,124,256   11,476,777
#   Rhodes Food Group Pty, Ltd.............................    538,736      583,805
*   Royal Bafokeng Platinum, Ltd...........................    323,317      585,969
    Sanlam, Ltd............................................ 12,023,228   60,540,785
    Santam, Ltd............................................    355,411    7,449,953
    Sappi, Ltd.............................................  6,363,038   35,751,014
    Sasol, Ltd.............................................  2,004,055   65,492,415
#   Sasol, Ltd., Sponsored ADR.............................  1,144,917   37,232,701
#   Shoprite Holdings, Ltd.................................  3,413,393   41,671,305
#*  Sibanye Gold, Ltd......................................  9,978,849    6,942,280
#*  Sibanye Gold, Ltd., Sponsored ADR......................  2,222,764    6,268,195
#   SPAR Group, Ltd. (The).................................  2,288,457   27,286,901
    Spur Corp., Ltd........................................    533,767      851,511
#*  Stadio Holdings, Ltd...................................    571,245      154,634
    Standard Bank Group, Ltd...............................  8,843,736   97,981,657
#*  Steinhoff International Holdings NV.................... 10,257,445    1,247,835
#*  Sun International, Ltd.................................  1,328,932    5,307,599

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
SOUTH AFRICA -- (Continued)
*   Super Group, Ltd....................................... 4,611,105 $   12,495,534
    Telkom SA SOC, Ltd..................................... 3,560,262     12,958,030
    Tiger Brands, Ltd...................................... 1,278,910     22,907,568
    Tongaat Hulett, Ltd.................................... 1,197,561      4,611,499
    Transaction Capital, Ltd...............................   885,766      1,066,516
    Trencor, Ltd...........................................   861,800      1,779,193
#   Truworths International, Ltd........................... 5,181,325     28,382,006
    Tsogo Sun Holdings, Ltd................................ 4,451,745      6,106,536
#   Vodacom Group, Ltd..................................... 3,375,606     28,465,661
    Wilson Bayly Holmes-Ovcon, Ltd.........................   682,497      7,080,050
#   Woolworths Holdings, Ltd............................... 9,828,528     33,942,798
                                                                      --------------
TOTAL SOUTH AFRICA.........................................            1,770,834,604
                                                                      --------------
SOUTH KOREA -- (16.0%)
#*  3S Korea Co., Ltd......................................    61,927        112,144
#   ABco Electronics Co., Ltd..............................    75,429        362,530
#*  Able C&C Co., Ltd......................................   104,333        812,568
#   ABOV Semiconductor Co., Ltd............................   110,227        394,672
#*  Ace Technologies Corp..................................   217,008        681,942
#*  Actoz Soft Co., Ltd....................................    38,947        302,754
#*  ADTechnology Co., Ltd..................................    13,196        118,558
#*  Advanced Cosmeceutical Technology Co., Ltd.............    19,800         99,478
#*  Advanced Digital Chips, Inc............................   171,610        229,152
#   Advanced Nano Products Co., Ltd........................    46,866        488,348
#*  Advanced Process Systems Corp..........................     9,609        214,339
#   Aekyung Petrochemical Co., Ltd.........................   223,048      1,613,562
#   AfreecaTV Co., Ltd.....................................   108,845      3,316,885
#*  Agabang&Company........................................   247,462        739,812
#   Ahn-Gook Pharmaceutical Co., Ltd.......................    61,452        571,271
    Ahnlab, Inc............................................    34,822      1,245,359
#   AJ Networks Co., Ltd...................................   142,305        570,062
#*  AJ Rent A Car Co., Ltd.................................   231,183      2,179,849
#*  Ajin Industrial Co., Ltd...............................    85,533        123,220
    AK Holdings, Inc.......................................    63,085      2,476,780
#*  Alticast Corp..........................................    77,513        198,472
#   ALUKO Co., Ltd.........................................   354,683        817,565
#*  Aminologics Co., Ltd...................................    99,988        149,422
#   Amorepacific Corp......................................    80,001     10,809,069
#   AMOREPACIFIC Group.....................................   135,701      7,437,825
#*  Amotech Co., Ltd.......................................    97,329      1,741,195
#*  Anam Electronics Co., Ltd..............................   287,995        588,756
#*  Ananti, Inc............................................   184,868      1,398,051
#   Anapass, Inc...........................................    53,579        779,524
#*  Aprogen Healthcare & Games, Inc........................   172,736        161,329
#*  Aprogen KIC, Inc.......................................    11,732         83,782
#*  APS Holdings Corp......................................   267,102        947,566
#   Asia Cement Co., Ltd...................................    20,361      1,994,679
#   ASIA Holdings Co., Ltd.................................    13,101      1,328,951
#   Asia Paper Manufacturing Co., Ltd......................    56,498      1,801,528
*   Asiana Airlines, Inc................................... 1,495,642      4,804,251
#   Atec Co., Ltd..........................................    32,288        169,642
#*  A-Tech Solution Co., Ltd...............................    36,570        216,535
#   Atinum Investment Co., Ltd.............................   409,667        671,109
    AtlasBX Co., Ltd.......................................       255         11,656
#   AUK Corp...............................................   263,933        452,435
#   Aurora World Corp......................................    65,735        460,031
#   Austem Co., Ltd........................................   215,861        737,753
#   Autech Corp............................................   182,200      1,480,626
#*  Automobile & PCB.......................................   318,643        108,340

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#*  Avaco Co., Ltd.........................................   101,289 $   473,460
#   Avatec Co., Ltd........................................    19,435      82,922
#   Baiksan Co., Ltd.......................................   117,697     520,589
#*  Barun Electronics Co., Ltd.............................   447,625     242,076
#*  Barunson Entertainment & Arts Corp.....................   269,424     293,462
#   Bcworld Pharm Co., Ltd.................................    25,226     488,884
#*  BG T&A Co..............................................    16,647      32,727
    BGF Co., Ltd...........................................   873,260   5,724,820
#*  BH Co., Ltd............................................   180,247   2,537,962
#*  Binex Co., Ltd.........................................   131,067   1,100,017
    Binggrae Co., Ltd......................................    41,678   2,594,484
#*  Biolog Device Co., Ltd.................................   170,537     237,313
#*  BioSmart Co., Ltd......................................   123,860     366,159
#*  Biotoxtech Co., Ltd....................................    73,776     534,504
#*  Biovill Co., Ltd.......................................   109,654     187,068
#*  BIT Computer Co., Ltd..................................    58,762     242,201
    Bixolon Co., Ltd.......................................    35,044     192,945
#   Bluecom Co., Ltd.......................................   136,842     473,947
    BNK Financial Group, Inc............................... 2,145,068  14,327,425
    Boditech Med, Inc......................................    69,473     757,818
#*  Bohae Brewery Co., Ltd.................................   813,709     823,102
#   BoKwang Industry Co., Ltd..............................   125,941     385,018
    Bolak Co., Ltd.........................................    39,990      76,277
    Bookook Securities Co., Ltd............................    11,386     219,692
#*  Boryung Medience Co., Ltd..............................    43,591     315,861
#   Boryung Pharmaceutical Co., Ltd........................   108,705     938,280
#*  Bosung Power Technology Co., Ltd.......................   395,428     751,456
#*  Brain Contents Co., Ltd................................   900,449     647,861
#*  Bubang Co., Ltd........................................   230,831     380,485
    Bukwang Pharmaceutical Co., Ltd........................    33,724     662,712
    Busan City Gas Co., Ltd................................       449      14,028
    BYC Co., Ltd...........................................       462      94,843
#*  BYON Co., Ltd..........................................   146,553     231,635
    Byucksan Corp..........................................   479,931     998,237
#*  CammSys Corp...........................................   574,596     757,457
    Capro Corp.............................................   351,504   1,331,432
    Caregen Co., Ltd.......................................    12,761     796,516
    Castec Korea Co., Ltd..................................     6,753      21,055
    Cell Biotech Co., Ltd..................................    63,983   1,404,208
#*  Celltrion Pharm, Inc...................................    60,461   2,844,043
#*  Celltrion, Inc.........................................   215,585  41,244,864
#*  Chabiotech Co., Ltd....................................   153,524   2,478,463
#   Changhae Ethanol Co., Ltd..............................    71,132     744,763
#*  Charm Engineering Co., Ltd.............................   471,868     671,427
    Cheil Worldwide, Inc...................................   356,350   7,110,739
#*  Chemtronics Co., Ltd...................................    87,309     378,267
#   Cheryong Electric Co., Ltd.............................    41,558     259,882
#   Cheryong Industrial Co. Ltd/new........................    30,580     157,245
#*  ChinHung International, Inc............................   115,198     178,840
#   Chinyang Holdings Corp.................................   132,433     257,444
#*  Choa Pharmaceutical Co.................................   107,742     401,973
    Choheung Corp..........................................       245      37,461
#   Chokwang Paint, Ltd....................................    53,005     280,020
    Chong Kun Dang Pharmaceutical Corp.....................    49,978   3,819,015
#   Chongkundang Holdings Corp.............................    25,974   1,281,857
#   Choong Ang Vaccine Laboratory..........................    45,131     756,742
#*  Chorokbaem Media Co., Ltd..............................   562,123     753,777
    Chosun Refractories Co., Ltd...........................     2,770     198,427
#   Chungdahm Learning, Inc................................    73,222   1,307,976

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#   CJ CGV Co., Ltd........................................ 129,306 $ 4,598,046
    CJ CheilJedang Corp....................................  81,270  23,182,261
    CJ Corp................................................ 147,572  14,190,550
    CJ ENM Co., Ltd........................................   8,252   1,641,873
#   CJ Freshway Corp.......................................  67,862   1,399,544
    CJ Hello Co., Ltd...................................... 420,712   3,370,934
#*  CJ Logistics Corp......................................  52,186   7,280,094
#*  CJ Seafood Corp........................................ 119,537     228,860
#   CKD Bio Corp...........................................  46,854     749,838
#   Clean & Science Co., Ltd...............................  44,547     519,361
#   CLIO Cosmetics Co., Ltd................................  14,021     134,820
#*  CMG Pharmaceutical Co., Ltd............................ 264,823   1,051,706
#*  CODI-M Co., Ltd........................................ 205,929     160,351
#   Com2uSCorp.............................................  63,039   7,132,367
#   Commax Co., Ltd........................................  62,055     201,735
#   Coreana Cosmetics Co., Ltd............................. 119,739     439,579
#   Cosmax BTI, Inc........................................  41,452     695,914
#   Cosmax, Inc............................................  48,230   4,900,019
#   Cosmecca Korea Co., Ltd................................  16,190     359,858
#*  CosmoAM&T Co., Ltd.....................................  75,835   1,162,300
#*  Cosmochemical Co., Ltd.................................  99,762   1,264,308
#*  COSON Co., Ltd.........................................  91,008     765,021
    Coway Co., Ltd......................................... 228,476  14,098,934
#   Coweaver Co., Ltd......................................  28,980     132,182
#   COWELL FASHION Co., Ltd................................ 383,247   1,631,448
#*  Creative & Innovative System........................... 154,207     273,406
    Crown Confectionery Co., Ltd...........................  29,181     240,822
#   CROWNHAITAI Holdings Co., Ltd.......................... 106,748     924,444
#*  CrucialTec Co., Ltd.................................... 351,608     463,818
#   CS Wind Corp...........................................  33,305     885,724
#*  CTC BIO, Inc...........................................  52,973     390,477
#*  CTGen Co., Ltd......................................... 181,494     473,236
    Cuckoo Holdings Co., Ltd...............................   7,072     755,173
#*  Cuckoo Homesys Co., Ltd................................   5,139     706,361
#*  Curo Co., Ltd.......................................... 821,376     366,648
#*  CUROCOM Co., Ltd....................................... 140,600     189,311
#*  Curoholdings Co., Ltd.................................. 317,087     173,331
#   Cymechs, Inc...........................................  77,077     565,535
#   D.I Corp............................................... 256,434     787,231
#   DA Technology Co., Ltd.................................  40,570     188,576
#   Dae Dong Industrial Co., Ltd........................... 132,033     656,092
    Dae Han Flour Mills Co., Ltd...........................  10,676   1,597,012
    Dae Hwa Pharmaceutical Co., Ltd........................  66,591   1,181,617
#   Dae Hyun Co., Ltd...................................... 307,246     513,493
#*  Dae Won Chemical Co., Ltd.............................. 250,699     317,756
    Dae Won Kang Up Co., Ltd............................... 150,350     428,472
#*  Dae Young Packaging Co., Ltd........................... 845,904     648,402
#   Daea TI Co., Ltd....................................... 669,519   3,472,877
#   Daebongls Co., Ltd.....................................  47,429     262,291
#   Daechang Co., Ltd...................................... 481,457     379,785
    Daechang Forging Co., Ltd..............................   2,486      85,047
    Daeduck Electronics Co................................. 336,982   2,454,717
    Daeduck GDS Co., Ltd................................... 189,072   2,136,441
    Daegu Department Store.................................  33,880     264,848
#*  Daehan New Pharm Co., Ltd.............................. 115,615     917,429
#   Daehan Steel Co., Ltd.................................. 169,941     772,381
#   Dae-Il Corp............................................ 182,252     905,521
#*  Daejoo Electronic Materials Co., Ltd...................  48,934     722,183
    Daekyo Co., Ltd........................................ 200,106   1,213,300

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
    Daelim B&Co. Co., Ltd..................................    91,182 $   298,909
#   Daelim C&S Co., Ltd....................................    23,176     202,870
    Daelim Industrial Co., Ltd.............................   212,943  14,256,085
#*  DAEMYUNG Corp. Co., Ltd................................   244,531     380,527
#   Daeryuk Can Co., Ltd...................................   119,023     481,810
    Daesang Corp...........................................   224,039   4,449,088
#   Daesang Holdings Co., Ltd..............................   192,327   1,226,666
    Daesung Energy Co., Ltd................................    13,173      62,583
#   Daesung Holdings Co., Ltd..............................    22,393     122,463
#*  Daesung Industrial Co., Ltd............................    77,109     255,615
#*  Daesung Private Equity, Inc............................   148,393     182,618
#*  Daewon Cable Co., Ltd..................................   342,127     409,120
#*  Daewon Media Co., Ltd..................................    60,982     422,786
#   Daewon Pharmaceutical Co., Ltd.........................   109,188   1,553,987
#   Daewon San Up Co., Ltd.................................    85,642     429,999
#*  Daewoo Electronic Components Co., Ltd..................   221,333     286,208
*   Daewoo Engineering & Construction Co., Ltd.............   708,904   2,830,062
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd......   235,561   6,101,275
    Daewoong Co., Ltd......................................   130,911   1,604,409
#   Daewoong Pharmaceutical Co., Ltd.......................    16,355   2,035,891
*   Dahaam E-Tec Co., Ltd..................................     1,420      32,555
#   Daihan Pharmaceutical Co., Ltd.........................    47,140   1,782,117
#   Daishin Information & Communication....................    14,863      15,381
    Daishin Securities Co., Ltd............................   455,826   4,447,953
#*  Danal Co., Ltd.........................................   232,592     657,536
    Danawa Co., Ltd........................................    32,543     519,987
#   Daou Data Corp.........................................   244,638   1,871,043
#   Daou Technology, Inc...................................   419,048   7,394,337
#*  Dasan Networks, Inc....................................   100,338     516,169
#   Dawonsys Co., Ltd......................................    82,802   1,171,693
#   Dayou Automotive Seat Technology Co., Ltd..............   741,131     527,750
#*  Dayou Plus Co., Ltd....................................   276,183     192,140
    DB Financial Investment Co., Ltd.......................   344,305   1,127,150
    DB HiTek Co., Ltd......................................   479,680   4,806,375
    DB Insurance Co., Ltd..................................   541,751  34,151,486
#*  DB, Inc................................................ 1,091,413     778,244
#   DCM Corp...............................................    31,333     330,261
#*  Deutsch Motors, Inc....................................   154,134     683,541
#   Development Advance Solution Co., Ltd..................    31,713     174,017
    DGB Financial Group, Inc............................... 1,362,489  11,269,464
#   DHP Korea Co., Ltd.....................................    71,327     563,482
    Digital Chosun Co., Ltd................................   217,681     310,570
#*  Digital Optics Co., Ltd................................   292,216     260,571
#   Digital Power Communications Co., Ltd..................   228,121   1,348,239
*   DIO Corp...............................................    79,992   1,829,230
#   Display Tech Co., Ltd..................................    15,091      50,962
#   DMS Co., Ltd...........................................   208,414     829,585
#   DNF Co., Ltd...........................................    91,414     620,289
#   Dong A Eltek Co., Ltd..................................   127,597     787,267
#*  Dong Ah Tire & Rubber Co., Ltd.........................    42,233     499,312
    Dong-A Socio Holdings Co., Ltd.........................    18,627   1,456,850
    Dong-A ST Co., Ltd.....................................    31,535   2,322,416
#   Dong-Ah Geological Engineering Co., Ltd................   123,923   1,438,946
#   Dongbang Transport Logistics Co., Ltd..................   107,587     129,948
#*  Dongbu Corp............................................    64,274     396,144
#*  Dongbu Steel Co., Ltd..................................    34,781     218,074
#   Dong-Il Corp...........................................     7,574     406,326
#   Dongil Industries Co., Ltd.............................    14,699     774,106
    Dongjin Semichem Co., Ltd..............................   317,117   2,419,376

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
*   Dongkook Industrial Co., Ltd...........................   326,363 $   245,657
    DongKook Pharmaceutical Co., Ltd.......................    23,776   1,157,180
#   Dongkuk Industries Co., Ltd............................   354,643     685,521
#   Dongkuk Steel Mill Co., Ltd............................   773,485   4,812,386
#   Dongkuk Structures & Construction Co., Ltd.............   312,957     842,219
#*  Dongnam Marine Crane Co., Ltd..........................   288,320     298,871
#   Dongsuh Cos., Inc......................................    55,934     917,157
#   Dongsung Chemical Co., Ltd.............................    22,347     228,515
#   DONGSUNG Corp..........................................   294,802   1,353,719
#*  Dongsung Finetec Co., Ltd..............................   103,124     625,154
#*  Dongsung Pharmaceutical Co., Ltd.......................    59,425   1,086,409
#   Dongwha Enterprise Co., Ltd............................    39,058     860,871
#   Dongwha Pharm Co., Ltd.................................   203,961   1,628,424
#   Dongwon Development Co., Ltd...........................   547,616   1,707,037
    Dongwon F&B Co., Ltd...................................     9,834   2,282,047
    Dongwon Industries Co., Ltd............................    14,245   3,027,794
#*  Dongwon Metal Co., Ltd.................................    33,834      25,303
#   Dongwon Systems Corp...................................    35,262     825,601
    Dongwoo Farm To Table Co., Ltd.........................    15,270      44,201
#   Dongwoon Anatech Co., Ltd..............................     2,506       9,006
#   Dongyang E&P, Inc......................................    55,195     461,782
#*  Dongyang Steel Pipe Co., Ltd...........................   791,979   1,117,461
    Doosan Bobcat, Inc.....................................    32,834   1,018,292
#   Doosan Corp............................................    66,376   6,995,824
#*  Doosan Heavy Industries & Construction Co., Ltd........   858,047   8,291,288
#*  Doosan Infracore Co., Ltd.............................. 1,575,796  10,713,434
    DoubleUGames Co., Ltd..................................    42,359   2,436,774
    Douzone Bizon Co., Ltd.................................   184,227   7,041,305
#*  Dragonfly GF Co., Ltd..................................    36,843      86,915
    DRB Holding Co., Ltd...................................    72,390     411,354
#*  Dream Security Co., Ltd................................    19,906      50,312
#*  DRTECH Corp............................................    44,089      47,031
#   DSK Co., Ltd...........................................    64,072     418,748
#   DSR Corp...............................................    15,255      43,459
#   DSR Wire Corp..........................................    72,923     223,738
#*  DST ROBOT Co., Ltd.....................................   508,462     447,612
#   DTR Automotive Corp....................................    44,158   1,218,210
#*  Duk San Neolux Co., Ltd................................    80,140     873,052
#*  Duksan Hi-Metal Co., Ltd...............................    56,787     251,295
#   Duksung Co., Ltd.......................................    41,724     101,976
#   DY Corp................................................   198,199     925,636
#   DY POWER Corp..........................................    70,589     723,967
#   e Tec E&C, Ltd.........................................    20,814   1,535,172
    E1 Corp................................................    28,520   1,517,608
    Eagon Holdings Co., Ltd................................   392,598     804,604
    Eagon Industrial, Ltd..................................    19,603     158,143
#   Easy Bio, Inc..........................................   782,706   4,011,169
#*  EcoBio Holdings Co., Ltd...............................    60,256     242,057
#*  Ecopro Co., Ltd........................................   152,876   5,325,571
    e-Credible Co., Ltd....................................     6,969      96,204
#   Eehwa Construction Co., Ltd............................    47,035     234,709
#   EG Corp................................................    42,169     344,231
#*  Ehwa Technologies Information Co., Ltd................. 4,467,775     948,971
#   Elcomtec Co., Ltd......................................   135,076     191,212
#*  Elentec Co., Ltd.......................................   129,207     258,336
#   e-LITECOM Co., Ltd.....................................    72,326     284,564
#*  ELK Corp...............................................   326,464     242,911
    E-MART, Inc............................................    88,622  15,942,876
#*  EMKOREA Co., Ltd.......................................    71,409     219,849

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   EM-Tech Co., Ltd.......................................   118,971 $ 1,392,006
#*  EMW Co., Ltd...........................................    94,607     230,799
#*  Enerzent Co., Ltd......................................    91,598     143,724
#   Enex Co., Ltd..........................................   171,994     155,957
#   ENF Technology Co., Ltd................................   139,679   1,281,775
#   Eo Technics Co., Ltd...................................    45,182   1,943,351
#   eSang Networks Co., Ltd................................    25,658     158,039
#   Estechpharma Co., Ltd..................................    60,050     443,743
#*  ESTsoft Corp...........................................     3,612      19,056
#*  E-TRON Co., Ltd........................................ 1,461,912     217,899
#   Eugene Corp............................................   685,392   3,165,719
*   Eugene Investment & Securities Co., Ltd................ 1,000,227   2,049,995
#   Eugene Technology Co., Ltd.............................    92,552   1,050,730
#*  Eusu Holdings Co., Ltd.................................   139,722     759,853
#   EVERDIGM Corp..........................................    82,015     432,561
#*  EXA E&C, Inc...........................................    34,309      33,542
*   Exem Co., Ltd..........................................    37,161      88,607
#   Exicon Co., Ltd........................................    26,602     137,532
#   Ezwelfare Co., Ltd.....................................    11,115      73,716
    F&F Co., Ltd...........................................    63,622   2,926,020
#   Farmsco................................................   169,930   1,353,036
#*  FarmStory Co., Ltd.....................................   705,953     641,235
#*  Feelingk Co., Ltd......................................   274,119     447,004
#   Feelux Co., Ltd........................................   334,117   3,263,391
#   Fila Korea, Ltd........................................   362,970  13,442,405
#   Fine DNC Co., Ltd......................................   184,017     276,196
#   Fine Semitech Corp.....................................   181,960     659,296
#*  Fine Technix Co., Ltd..................................   326,665     388,912
#*  Firstec Co., Ltd.......................................   107,198     284,390
#*  FN Republic Co., Ltd...................................    80,912     134,324
#*  Foosung Co., Ltd.......................................   538,300   4,155,437
    Fursys, Inc............................................    11,270     290,753
#   Gabia, Inc.............................................    28,855     162,623
#   Galaxia Communications Co., Ltd........................    58,607     136,850
#*  Gamevil, Inc...........................................    36,545   1,646,847
#   Gaon Cable Co., Ltd....................................    18,867     268,396
#*  Genic Co., Ltd.........................................    40,913     254,443
#*  Genie Music Corp.......................................    82,701     325,026
#   Geumhwa PSC Co., Ltd...................................     1,959      53,970
#*  Gigalane Co., Ltd......................................   155,187     305,441
#   Global Standard Technology Co., Ltd....................   110,726     454,358
#   GMB Korea Corp.........................................   141,971     715,318
#*  GNCO Co., Ltd..........................................   608,481     748,516
#   GOLFZON Co., Ltd.......................................    33,638     967,160
#   Golfzon Newdin Holdings Co., Ltd.......................   297,926     987,639
#*  Good People Co., Ltd...................................    57,754     206,620
    Grand Korea Leisure Co., Ltd...........................   258,969   5,074,603
    Green Cross Cell Corp..................................     3,787     175,545
    Green Cross Corp.......................................    15,757   1,659,329
#   Green Cross Holdings Corp..............................   116,950   2,140,920
    GS Engineering & Construction Corp.....................   332,334  12,254,612
#   GS Global Corp.........................................   603,779   1,287,428
    GS Holdings Corp.......................................   608,094  25,952,365
    GS Home Shopping, Inc..................................    22,626   3,862,680
#   GS Retail Co., Ltd.....................................   177,855   5,617,915
#*  G-SMATT GLOBAL Co., Ltd................................   117,281   1,052,618
#   Gwangju Shinsegae Co., Ltd.............................     3,139     461,718
#*  GY Commerce Co., Ltd...................................   128,715     254,143
#   HAESUNG DS Co., Ltd....................................    55,443     766,858

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   Haesung Industrial Co., Ltd............................     7,907 $    69,936
#   Haimarrow Food Service Co., Ltd........................   194,781     382,011
#   Haitai Confectionery & Foods Co., Ltd..................    35,001     289,576
#   Halla Corp.............................................   230,292     770,902
#   Halla Holdings Corp....................................   102,840   3,705,817
#   Han Kuk Carbon Co., Ltd................................   316,606   1,892,910
    Hana Financial Group, Inc.............................. 1,351,904  45,539,705
#*  Hana Micron, Inc.......................................   244,422     786,070
#   Hana Tour Service, Inc.................................    82,098   4,306,747
*   Hanall Biopharma Co., Ltd..............................    35,696     747,670
#   Hancom MDS, Inc........................................    38,471     482,275
    Hancom, Inc............................................   115,000   1,303,895
#   Handok, Inc............................................    49,777   1,005,592
    Handsome Co., Ltd......................................   125,072   3,998,144
*   Hanil Cement Co., Ltd..................................    19,051   1,964,390
#   Hanil Holdings Co., Ltd................................    15,629     635,021
#*  Hanil Hyundai Cement Co., Ltd..........................     5,301     172,247
#*  Hanil Vacuum Co., Ltd..................................   407,523     428,547
#*  Hanjin Heavy Industries & Construction Co., Ltd........   981,795   1,530,575
#*  Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd..................................................    85,414     216,368
#   Hanjin Kal Corp........................................   441,827   7,519,562
#   Hanjin Transportation Co., Ltd.........................   116,846   3,845,961
#*  Hankook Cosmetics Co., Ltd.............................   108,541     953,945
#   Hankook Cosmetics Manufacturing Co., Ltd...............    14,022     395,576
    Hankook Shell Oil Co., Ltd.............................     7,524   2,277,919
    Hankook Tire Co., Ltd..................................   508,553  18,496,375
#   Hankuk Paper Manufacturing Co., Ltd....................    26,122     356,568
    Hankuk Steel Wire Co., Ltd.............................     5,197      11,140
    Hanla IMS Co., Ltd.....................................    12,172      69,338
    Hanmi Pharm Co., Ltd...................................    24,401   8,373,628
#   Hanmi Science Co., Ltd.................................    26,321   1,545,196
#   Hanmi Semiconductor Co., Ltd...........................   219,684   1,781,137
#   HanmiGlobal Co., Ltd...................................    61,322     479,455
    Hanon Systems.......................................... 1,150,124  11,092,994
#   Hans Biomed Corp.......................................    47,046   1,007,823
#   Hansae Co., Ltd........................................    86,305   1,408,230
#   Hansae MK Co., Ltd.....................................    21,805     143,016
#   Hansae Yes24 Holdings Co., Ltd.........................   146,435   1,139,428
#   Hanshin Construction...................................    99,908   1,384,137
#   Hanshin Machinery Co...................................   185,958     305,735
    Hansol Chemical Co., Ltd...............................    84,049   5,849,783
    Hansol Holdings Co., Ltd...............................   498,053   1,818,783
#   Hansol HomeDeco Co., Ltd...............................   785,387     877,447
    Hansol Paper Co., Ltd..................................   218,021   3,345,818
#*  Hansol Technics Co., Ltd...............................   168,901     991,507
#   Hanssem Co., Ltd.......................................    71,797   3,087,265
*   Hanwha Aerospace Co., Ltd..............................   304,080   7,624,646
    Hanwha Chemical Corp...................................   935,049  13,315,645
    Hanwha Corp............................................   598,212  14,816,513
#*  Hanwha Galleria Timeworld Co., Ltd.....................    22,760     511,285
    Hanwha General Insurance Co., Ltd......................   776,728   4,053,944
#*  Hanwha Investment & Securities Co., Ltd................ 1,495,544   2,696,910
    Hanwha Life Insurance Co., Ltd......................... 3,239,823  12,775,496
#   Hanyang Eng Co., Ltd...................................    89,433     938,656
    Hanyang Securities Co., Ltd............................    35,079     207,743
#*  Harim Co., Ltd.........................................   555,966   1,194,775
#   HB Technology Co., Ltd.................................   794,440   1,803,287
#   HDC Hyundai Engineering Plastics Co., Ltd..............   232,349     904,123
#   HDC I-Controls Co., Ltd................................    44,961     386,068

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#*  HDPRO Co., Ltd.........................................    10,130 $    34,919
#*  Heung-A Shipping Co., Ltd.............................. 1,718,596     596,469
#*  Heungkuk Fire & Marine Insurance Co., Ltd..............   139,530     591,556
#   High Tech Pharm Co., Ltd...............................    21,787     267,017
#*  Hisem Co., Ltd.........................................    25,621     112,196
#   Hite Jinro Co., Ltd....................................   217,381   3,011,524
    Hitejinro Holdings Co., Ltd............................    89,495     515,077
*   HizeAero Co., Ltd......................................       528       2,576
#*  HLB POWER Co., Ltd.....................................    56,879      47,101
#   Home Center Holdings Co., Ltd..........................   669,472     683,244
#*  Homecast Co., Ltd......................................   162,139     807,931
#   Hotel Shilla Co., Ltd..................................   104,501   6,586,025
#   HS Industries Co., Ltd.................................   582,384   3,159,600
#   HS R&A Co., Ltd........................................   446,034     702,663
*   HSD Engine Co., Ltd....................................   255,742     988,390
*   Huayi Brothers Korea Co., Ltd..........................     5,415      10,870
    Huchems Fine Chemical Corp.............................   194,985   3,742,744
#*  Hugel, Inc.............................................    14,647   3,537,867
#*  Humax Co., Ltd.........................................   175,352     692,932
    Humedix Co., Ltd.......................................    37,251     855,025
*   Huneed Technologies....................................    73,469     497,077
    Huons Co., Ltd.........................................    49,861   2,971,458
    Huons Global Co., Ltd..................................    47,890   1,649,000
#   Husteel Co., Ltd.......................................    21,233     210,277
#   Huvis Corp.............................................   177,229   1,151,691
#   Huvitz Co., Ltd........................................    63,825     473,395
#   Hwa Shin Co., Ltd......................................   206,077     380,629
    Hwacheon Machine Tool Co., Ltd.........................     5,581     207,379
#   Hwail Pharm Co., Ltd...................................   104,578     586,987
#*  Hwajin Co., Ltd........................................   149,308     400,932
#   Hwangkum Steel & Technology Co., Ltd...................   109,131     721,589
    HwaSung Industrial Co., Ltd............................   113,787   1,307,015
#   Hy-Lok Corp............................................    74,549   1,497,499
*   Hyosung Advanced Materials Corp........................    28,092   2,591,169
#*  Hyosung Chemical Corp..................................    20,005   2,306,785
#   Hyosung Corp...........................................    86,506   3,909,296
#*  Hyosung Heavy Industries Corp..........................    58,472   2,177,968
#*  Hyosung TNC Co., Ltd...................................    27,137   4,177,900
    HyosungITX Co., Ltd....................................     8,136      67,163
#   Hyundai BNG Steel Co., Ltd.............................   128,452   1,032,710
#*  Hyundai Construction Equipment Co., Ltd................    38,798   2,557,775
#   Hyundai Corp. Holdings, Inc............................    68,092   1,011,213
#   Hyundai Corp...........................................    85,329   1,825,096
    Hyundai Department Store Co., Ltd......................   124,480   9,521,740
    Hyundai Development Co-Engineering & Construction......   630,488   9,353,845
#*  Hyundai Electric & Energy System Co., Ltd..............    15,724     653,865
#   Hyundai Elevator Co., Ltd..............................    88,419   6,226,190
    Hyundai Engineering & Construction Co., Ltd............   573,206  23,164,515
    Hyundai Glovis Co., Ltd................................   128,364  12,889,689
    Hyundai Greenfood Co., Ltd.............................   254,310   2,759,878
*   Hyundai Heavy Industries Co., Ltd......................   165,072  18,158,437
*   Hyundai Heavy Industries Holdings Co., Ltd.............    37,673  11,838,491
    Hyundai Home Shopping Network Corp.....................    24,964   2,142,472
    Hyundai Hy Communications & Networks Co., Ltd..........   366,917   1,355,476
#   Hyundai Livart Furniture Co., Ltd......................    79,882   1,527,768
    Hyundai Marine & Fire Insurance Co., Ltd...............   675,590  24,856,206
#*  Hyundai Merchant Marine Co., Ltd.......................    99,372     330,987
#*  Hyundai Mipo Dockyard Co., Ltd.........................    91,283   7,571,087
    Hyundai Mobis Co., Ltd.................................   176,094  29,415,050

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
    Hyundai Motor Co.......................................   383,241 $35,895,462
#   Hyundai Motor Securities Co., Ltd......................   218,077   1,638,501
#   Hyundai Pharmaceutical Co., Ltd........................   177,774     683,259
#*  Hyundai Rotem Co., Ltd.................................   122,642   2,375,070
    Hyundai Steel Co.......................................   511,317  18,763,396
#   Hyundai Telecommunication Co., Ltd.....................    61,342     520,608
#   Hyundai Wia Corp.......................................   190,052   4,950,549
#   HyVision System, Inc...................................    85,398     887,853
*   I&C Technology Co., Ltd................................    23,375      62,500
    i3system, Inc..........................................    27,366     406,783
#*  iA, Inc................................................   164,417     367,449
#   ICD Co., Ltd...........................................   179,392   1,122,191
#*  ICK Co., Ltd...........................................    55,401      64,315
#*  i-Components Co., Ltd..................................    44,085     230,959
#*  IHQ, Inc...............................................   894,061   1,126,035
    Il Dong Pharmaceutical Co., Ltd........................    28,209     473,731
#   IlDong Holdings Co., Ltd...............................    25,241     284,320
#   Iljin Diamond Co., Ltd.................................    35,999     583,855
#   Iljin Display Co., Ltd.................................   105,776     341,015
#   Iljin Electric Co., Ltd................................   175,194     464,351
#*  Iljin Holdings Co., Ltd................................   220,946     542,225
#   Iljin Materials Co., Ltd...............................    60,362   2,425,084
#   Ilshin Spinning Co., Ltd...............................    14,810   1,243,370
#*  Ilshin Stone Co., Ltd..................................   177,068     232,858
#*  ilShinbiobase Co., Ltd.................................   141,036     221,416
#   Ilsung Pharmaceuticals Co., Ltd........................     3,660     306,505
*   Ilyang Pharmaceutical Co., Ltd.........................    48,569   1,096,022
#*  IM Co., Ltd............................................   514,941     515,601
    iMarketKorea, Inc......................................   208,911   1,188,135
*   iMBC Co., Ltd..........................................    28,170      53,433
#   InBody Co., Ltd........................................    97,148   1,801,960
#*  INCON Co., Ltd.........................................   252,035     367,403
#*  Incross Co., Ltd.......................................     9,948     150,511
    Industrial Bank of Korea............................... 1,592,218  20,791,979
#*  Infinitt Healthcare Co., Ltd...........................    80,312     394,133
    InfoBank Corp..........................................    29,188     165,168
#*  Infraware, Inc.........................................   126,506     161,036
#*  INITECH Co., Ltd.......................................   112,989     514,473
#*  InkTec Co., Ltd........................................    12,681      34,893
    Innocean Worldwide, Inc................................    39,875   2,030,733
#*  InnoWireless, Inc......................................    24,126     361,956
#*  Innox Advanced Materials Co., Ltd......................    55,733   1,951,138
#*  Inscobee, Inc..........................................    85,565     461,110
#*  Insun ENT Co., Ltd.....................................   283,825   1,419,437
*   Insung Information Co., Ltd............................    54,223     154,606
#   Intelligent Digital Integrated Security Co., Ltd.......    27,364     466,041
*   Interflex Co., Ltd.....................................   115,971   1,084,554
    Intergis Co., Ltd......................................    13,600      25,842
#   Interojo Co., Ltd......................................    78,011   1,369,980
#   Interpark Corp.........................................   111,593     478,175
    Interpark Holdings Corp................................   558,015   1,039,302
    INTOPS Co., Ltd........................................   155,384   1,061,736
#   INVENIA Co., Ltd.......................................   119,341     328,419
#   Inzi Controls Co., Ltd.................................    96,714     353,743
#   INZI Display Co., Ltd..................................   124,958     147,779
#*  Iones Co., Ltd.........................................    70,394     617,229
#   IS Dongseo Co., Ltd....................................   154,250   4,208,619
#   ISC Co., Ltd...........................................    85,572     685,491
    i-SENS, Inc............................................    63,448   1,273,059

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   ISU Chemical Co., Ltd..................................   136,352 $ 1,155,369
#   IsuPetasys Co., Ltd....................................   180,283     888,253
#   It's Hanbul Co., Ltd...................................    12,358     267,886
#   J.ESTINA Co., Ltd......................................    83,662     385,386
#   Jahwa Electronics Co., Ltd.............................    97,182   1,248,427
#   JASTECH, Ltd...........................................   111,800     601,249
#*  Jayjun Cosmetic Co., Ltd...............................   182,660   1,839,066
    JB Financial Group Co., Ltd............................ 2,160,829  10,443,611
#   JC Hyun System, Inc....................................    84,392     386,629
*   Jcontentree Corp.......................................   577,458   2,318,277
#   Jeil Pharma Holdings, Inc..............................     8,061     138,148
    Jeil Pharmaceutical Co., Ltd...........................    19,048     704,530
    Jeju Air Co., Ltd......................................    58,161   1,574,769
#*  Jeju Semiconductor Corp................................    83,002     277,292
#*  Jeongsan Aikang Co., Ltd...............................   125,996     202,552
    Jinro Distillers Co., Ltd..............................    12,438     326,056
#   Jinsung T.E.C..........................................    76,654     473,949
    JLS Co., Ltd...........................................    36,730     229,748
*   JoyCity Corp...........................................     1,689      16,013
#   JS Corp................................................    24,465     308,063
#   Jusung Engineering Co., Ltd............................   358,325   2,166,148
#   JVM Co., Ltd...........................................    25,724     725,752
    JW Holdings Corp.......................................   226,046   1,162,949
    JW Life Science Corp...................................    35,153     681,913
#   JW Pharmaceutical Corp.................................    57,252   1,669,336
#*  JYP Entertainment Corp.................................   199,482   5,028,273
#   Kakao Corp.............................................   120,263   9,721,344
#*  Kanglim Co., Ltd.......................................   171,954     408,073
    Kangnam Jevisco Co., Ltd...............................    36,468     748,841
    Kangwon Land, Inc......................................   415,194  10,513,537
#   KAON Media Co., Ltd....................................   142,145     713,695
    KB Financial Group, Inc................................   553,115  23,034,019
    KB Financial Group, Inc., ADR..........................   462,919  19,234,284
#*  KB Metal Co., Ltd......................................    62,702     101,351
#   KC Co., Ltd............................................    89,197   1,279,713
    KC Cottrell Co., Ltd...................................     5,541      17,293
#   KC Green Holdings Co., Ltd.............................   162,216     474,969
#   KC Tech Co., Ltd.......................................    70,767     715,220
    KCC Corp...............................................    42,524   9,247,386
#   KCC Engineering & Construction Co., Ltd................    75,650     447,757
    KCI, Ltd...............................................     7,564      47,296
#*  KD Construction Co., Ltd............................... 3,108,662     293,368
#   KEC Corp............................................... 1,122,700     966,583
#   KEPCO Engineering & Construction Co., Inc..............    53,233     861,762
    KEPCO Plant Service & Engineering Co., Ltd.............    96,518   2,337,753
#   Keyang Electric Machinery Co., Ltd.....................   228,813     677,648
#*  KEYEAST Co., Ltd.......................................   738,123   1,790,296
#   KG Chemical Corp.......................................   120,121   1,881,483
    KG Eco Technology Service Co., Ltd.....................   230,419     612,203
#   Kginicis Co., Ltd......................................   111,969   1,383,868
#   KGMobilians Co., Ltd...................................   183,389   1,125,630
#*  KH Vatec Co., Ltd......................................    98,161     554,304
    Kia Motors Corp........................................ 1,129,361  28,229,184
#   KINX, Inc..............................................     4,462      94,987
    KISCO Corp.............................................   251,272   1,280,859
    KISCO Holdings Co., Ltd................................    41,331     426,544
#   Kishin Corp............................................    42,990     122,448
    KISWIRE, Ltd...........................................    69,085   1,311,983
#*  Kiwi Media Group Co., Ltd.............................. 1,109,905     309,515

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#   KIWOOM Securities Co., Ltd.............................  82,446 $ 5,506,565
#*  KleanNara Co., Ltd..................................... 175,626     471,238
#   KL-Net Corp............................................ 124,486     260,980
#   KM Corp................................................   6,367      41,340
*   KMH Co., Ltd........................................... 189,376   1,213,263
#*  KMH Hitech Co., Ltd....................................  53,654      41,091
#*  KMW Co., Ltd...........................................  52,978     950,045
    KMW Co., Ltd. RGHT.....................................   7,179       6,930
#   Kocom Co., Ltd.........................................  25,809     129,673
#   Kodaco Co., Ltd........................................ 454,566     747,995
#   Koentec Co., Ltd.......................................  19,301     111,207
    Koh Young Technology, Inc..............................  84,258   6,676,412
#   Kolmar BNH Co., Ltd....................................  80,842   1,596,237
#   Kolon Corp.............................................  57,900   1,562,339
#   Kolon Global Corp......................................  97,551     508,576
    Kolon Industries, Inc.................................. 152,190   6,734,455
#*  Kolon Life Science, Inc................................  29,210   1,584,606
#   Kolon Plastic, Inc.....................................  99,256     521,221
    Komelon Corp...........................................  19,563     129,608
#   KoMiCo, Ltd............................................  10,430     221,847
*   Komipharm International Co., Ltd.......................  59,209   1,111,126
#*  KONA I Co., Ltd........................................  97,969   1,277,515
#   Kook Soon Dang Brewery Co., Ltd........................ 151,164     525,748
#   Kopla Co., Ltd.........................................  93,198     217,497
#*  Korea Aerospace Industries, Ltd........................ 242,168   6,168,721
    Korea Airport Service Co., Ltd.........................     449      15,156
#   Korea Alcohol Industrial Co., Ltd...................... 191,404   1,076,276
#   Korea Asset In Trust Co., Ltd.......................... 165,039     629,989
#   Korea Autoglass Corp...................................  96,796     962,161
#   Korea Cast Iron Pipe Industries Co., Ltd...............  64,280     550,468
#*  Korea Circuit Co., Ltd................................. 137,372     612,631
#   Korea District Heating Corp............................  28,061   1,404,255
#   Korea Electric Power Corp., Sponsored ADR.............. 715,987   8,563,205
    Korea Electric Power Corp.............................. 433,914  10,364,667
    Korea Electric Terminal Co., Ltd.......................  47,559   1,567,074
#   Korea Electronic Certification Authority, Inc.......... 109,586     322,388
#   Korea Electronic Power Industrial Development Co., Ltd.  93,274     271,745
#   Korea Export Packaging Industrial Co., Ltd.............  11,845     212,167
#*  Korea Flange Co., Ltd.................................. 151,815     216,882
*   Korea Gas Corp......................................... 177,890   8,160,561
#   Korea Industrial Co., Ltd..............................  46,780      83,406
#*  Korea Information & Communications Co., Ltd............ 152,736   1,318,331
#   Korea Information Certificate Authority, Inc........... 105,543     316,920
    Korea Investment Holdings Co., Ltd..................... 252,932  13,227,381
    Korea Kolmar Co., Ltd..................................  75,716   3,615,772
    Korea Kolmar Holdings Co., Ltd.........................  40,766   1,038,944
#*  Korea Line Corp........................................ 129,726   2,456,146
#*  Korea Materials & Analysis Corp........................  46,450     397,101
#   Korea Petrochemical Ind Co., Ltd.......................  33,781   4,641,303
    Korea Petroleum Industries Co..........................     772      86,129
    Korea Real Estate Investment & Trust Co., Ltd.......... 386,286     798,638
#   Korea United Pharm, Inc................................  57,626   1,136,079
    Korea Zinc Co., Ltd....................................  33,804  11,274,276
    Korean Air Lines Co., Ltd.............................. 621,134  15,036,401
    Korean Reinsurance Co.................................. 952,599   8,112,419
#   Kortek Corp............................................ 128,288   1,610,313
#   KPX Chemical Co., Ltd..................................  16,686     755,372
#*  KR Motors Co., Ltd..................................... 240,304     118,126
#   KSIGN Co., Ltd......................................... 184,644     158,963

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   KSS LINE, Ltd..........................................   135,677 $   820,899
    KT Corp., Sponsored ADR................................   309,798   4,287,604
    KT Corp................................................    35,348     889,356
*   KT Hitel Co., Ltd......................................   100,170     355,379
    KT Skylife Co., Ltd....................................   260,993   2,846,709
#   KT Submarine Co., Ltd..................................   115,335     320,911
    KT&G Corp..............................................   389,610  34,742,012
#*  KTB Investment & Securities Co., Ltd...................   517,760   1,481,051
#   KTCS Corp..............................................   321,749     632,462
#   Ktis Corp..............................................   293,502     581,439
#   Kuk Young G&M..........................................    79,758      81,200
#   Kukbo Design Co., Ltd..................................    30,319     317,828
    Kukdo Chemical Co., Ltd................................    39,007   1,547,288
#   Kukdong Oil & Chemicals Co., Ltd.......................    45,496     126,539
#*  Kuk-il Paper Manufacturing Co., Ltd....................   363,623     240,650
#   Kukje Pharma Co., Ltd..................................    73,552     272,103
*   Kum Yang Co., Ltd......................................    19,425      41,388
    Kumho Industrial Co., Ltd..............................   181,995   1,563,016
    Kumho Petrochemical Co., Ltd...........................   151,174  11,484,283
#*  Kumho Tire Co., Inc.................................... 1,235,725   5,452,777
#   Kumkang Kind Co., Ltd..................................    34,570     650,820
    Kwang Dong Pharmaceutical Co., Ltd.....................   335,820   1,659,387
#*  Kwang Myung Electric Co., Ltd..........................   306,271     644,009
#*  Kyeryong Construction Industrial Co., Ltd..............    65,231   1,115,614
    Kyobo Securities Co., Ltd..............................   258,995   1,983,443
#   Kyongbo Pharmaceutical Co., Ltd........................   116,545   1,027,370
#   Kyung Dong Navien Co., Ltd.............................    39,371   1,278,454
#*  Kyung Nam Pharm Co., Ltd...............................   107,722     609,720
#   Kyung Nong Corp........................................    18,152     145,723
#   Kyungbang Co., Ltd.....................................   108,035   1,126,679
#   Kyungchang Industrial Co., Ltd.........................   227,058     302,308
    KyungDong City Gas Co., Ltd............................    20,582     651,973
#   KyungDong Invest Co., Ltd..............................     7,800     256,220
#   Kyungdong Pharm Co., Ltd...............................   131,084   1,316,788
#   Kyung-In Synthetic Corp................................   296,000   1,371,764
#   L&F Co., Ltd...........................................   134,032   4,208,365
#*  L&K Biomed Co., Ltd....................................    26,871     176,601
#*  LabGenomics Co., Ltd...................................    30,845     159,477
#*  LB Semicon, Inc........................................   450,341   1,556,910
#   LEADCORP, Inc. (The)...................................   226,884   1,118,769
#*  Leaders Cosmetics Co., Ltd.............................    79,269     774,868
    Lee Ku Industrial Co., Ltd.............................   244,339     406,036
    LEENO Industrial, Inc..................................    78,837   4,148,615
#*  Leenos Corp............................................   142,032     221,561
    LF Corp................................................   228,336   4,399,065
    LG Chem, Ltd...........................................   230,246  70,357,555
    LG Corp................................................   332,522  19,373,540
#   LG Display Co., Ltd., ADR..............................   865,280   6,351,155
#   LG Display Co., Ltd.................................... 2,421,307  35,330,499
    LG Electronics, Inc....................................   930,457  52,017,019
#   LG Hausys, Ltd.........................................    91,051   3,849,618
#   LG Household & Health Care, Ltd........................    41,152  37,843,585
#   LG Innotek Co., Ltd....................................   112,878  12,387,530
#   LG International Corp..................................   365,649   5,048,056
    LG Uplus Corp.......................................... 1,850,051  26,293,370
#   LIG Nex1 Co., Ltd......................................    76,574   1,958,384
#   Lion Chemtech Co., Ltd.................................    48,354     401,959
#*  Liveplex Co., Ltd......................................   593,203     381,556
#   LMS Co., Ltd...........................................    35,029     175,938

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
    Lock & Lock Co., Ltd...................................    80,519 $ 1,093,183
*   LONGTU KOREA, Inc......................................     2,592       7,079
#   LOT Vacuum Co., Ltd....................................   117,611     820,610
    Lotte Chemical Corp....................................   154,753  35,754,538
    Lotte Chilsung Beverage Co., Ltd.......................        66      79,319
    LOTTE Fine Chemical Co., Ltd...........................   149,679   5,382,454
    Lotte Food Co., Ltd....................................     1,639     943,037
    LOTTE Himart Co., Ltd..................................    82,129   4,055,968
#   Lotte Non-Life Insurance Co., Ltd......................   972,374   2,119,871
    Lotte Shopping Co., Ltd................................    42,101   7,187,527
#*  Lotte Tour Development Co., Ltd........................     4,524      46,180
#   LS Cable & System Asia, Ltd............................    54,545     242,389
    LS Corp................................................   161,384   7,178,964
    LS Industrial Systems Co., Ltd.........................   107,362   4,667,474
#*  Lumens Co., Ltd........................................   483,998   1,000,097
    Lutronic Corp..........................................    75,044     620,527
#   LVMC Holdings..........................................   262,052     484,628
    Macquarie Korea Infrastructure Fund.................... 2,143,392  17,045,500
*   Macrogen, Inc..........................................    59,215   1,558,356
#   Maeil Holdings Co., Ltd................................    97,506     964,660
#*  Magicmicro Co., Ltd....................................    45,544     131,483
#*  Majestar Co., Ltd......................................    77,416      18,788
#   MAKUS, Inc.............................................    17,927      60,135
#   Mando Corp.............................................   276,355   7,435,610
#*  Maniker Co., Ltd.......................................   311,979     197,879
#   Mcnex Co., Ltd.........................................   121,950   1,538,631
#*  ME2ON Co., Ltd.........................................   132,068     622,139
#   Mediana Co., Ltd.......................................    27,160     141,313
#   Medy-Tox, Inc..........................................    31,035  12,714,030
#   Meerecompany, Inc......................................    18,978   1,040,657
#   MegaStudy Co., Ltd.....................................    72,944     602,143
#   MegaStudyEdu Co., Ltd..................................    62,470     998,251
#*  Melfas, Inc............................................   168,601     387,359
    Meritz Financial Group, Inc............................   373,453   3,398,357
    Meritz Fire & Marine Insurance Co., Ltd................   528,017   8,448,405
#   Meritz Securities Co., Ltd............................. 2,283,609   7,994,540
#   META BIOMED Co., Ltd...................................   112,517     285,485
#*  Mgame Corp.............................................   159,392     330,507
#*  MGENPLUS Co., Ltd......................................    59,049     419,167
    Mi Chang Oil Industrial Co., Ltd.......................     3,580     241,664
#*  MiCo, Ltd..............................................   428,066   1,263,823
#*  Midong & Cinema Co., Ltd...............................     7,187      14,464
#   Minwise Co., Ltd.......................................    99,602   1,539,972
    Mirae Asset Daewoo Co., Ltd............................ 1,641,960   9,317,716
    Mirae Asset Life Insurance Co., Ltd....................   433,140   1,736,619
#*  Mirae Corp............................................. 2,667,207     392,473
    Miwon Chemicals Co., Ltd...............................     1,485      51,707
    Miwon Commercial Co., Ltd..............................       510     109,871
#   Miwon Specialty Chemical Co., Ltd......................    10,292     591,809
#   MK Electron Co., Ltd...................................   263,244   1,951,358
#*  MNTech Co., Ltd........................................   219,401     591,636
#   Mobase Co., Ltd........................................   191,674     506,264
#*  Mobile Appliance, Inc..................................    38,760     153,936
#*  Moda-InnoChips Co., Ltd................................    34,587     276,747
#   Modetour Network, Inc..................................   119,659   2,481,694
#   Monalisa Co., Ltd......................................    90,283     197,835
    MonAmi Co., Ltd........................................    38,910      83,928
#   Moorim P&P Co., Ltd....................................   317,482   2,127,015
#   Moorim Paper Co., Ltd..................................   269,519     672,940

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
                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   Motonic Corp...........................................    89,012 $   656,957
#*  MP Group, Inc..........................................   104,321      22,572
#   MP Hankang Co., Ltd....................................   238,453     487,671
#   Muhak Co., Ltd.........................................   129,432   1,324,808
#   Multicampus Corp.......................................    17,579     598,624
#   MyungMoon Pharm Co., Ltd...............................   149,885     678,766
#   Nam Hwa Construction Co., Ltd..........................    22,743     213,075
#   Namhae Chemical Corp...................................   151,334   1,344,269
#*  NamKwang Engineering & Construction Co., Ltd...........     4,022      48,976
#*  Namsun Aluminum Co., Ltd...............................   981,281   1,194,959
#*  Namuga Co., Ltd........................................     8,126     111,625
#   Namyang Dairy Products Co., Ltd........................     3,139   1,654,742
*   NanoenTek, Inc.........................................     6,498      25,364
    Nasmedia Co., Ltd......................................    22,380     638,867
#*  Nature & Environment Co., Ltd..........................    33,161      45,717
*   Naturecell Co., Ltd....................................    35,068     445,101
    NAVER Corp.............................................   433,005  43,605,481
#   NCSoft Corp............................................    54,142  20,463,347
#   NeoPharm Co., Ltd......................................    49,006   1,632,981
#*  Neowiz.................................................   147,701   1,485,193
*   NEOWIZ HOLDINGS Corp...................................    63,040     604,911
#   NEPES Corp.............................................   286,512   2,257,595
#   Netmarble Corp.........................................    13,240   1,307,714
#*  Neuros Co., Ltd........................................    51,922     193,773
    New Power Plasma Co., Ltd..............................     1,098      13,169
#   Nexen Corp.............................................   252,005   1,144,887
    Nexen Tire Corp........................................   402,725   2,888,485
#*  Nexon GT Co., Ltd......................................    91,376     555,354
#*  Next Entertainment World Co., Ltd......................    73,514     293,318
    NextEye Co., Ltd.......................................    28,610      64,387
#   Nexturn Co., Ltd.......................................    54,078     474,468
    NH Investment & Securities Co., Ltd.................... 1,197,060  12,850,488
*   NHN BUGS Corp..........................................    25,784     130,715
*   NHN Entertainment Corp.................................   108,600   4,383,742
#*  NHN KCP Corp...........................................   139,254   1,247,639
#   NI Steel Co., Ltd......................................    21,389      42,701
    NICE Holdings Co., Ltd.................................   248,755   3,753,379
#   Nice Information & Telecommunication, Inc..............    70,287   1,171,318
    NICE Information Service Co., Ltd......................   361,764   3,462,424
#   NICE Total Cash Management Co., Ltd....................   192,224   2,129,853
#*  NK Co., Ltd............................................   877,902     856,477
#   Nong Shim Holdings Co., Ltd............................    19,708   1,143,339
#   Nong Woo Bio Co., Ltd..................................    86,548     776,156
#   NongShim Co., Ltd......................................    15,205   2,914,353
    Noroo Holdings Co., Ltd................................    18,672     192,152
#   NOROO Paint & Coatings Co., Ltd........................   124,264     861,327
    NPC....................................................    83,760     287,314
#   NS Shopping Co., Ltd...................................   174,046   1,653,026
#*  nTels Co., Ltd.........................................     7,472      59,191
#*  Nuri Telecom Co., Ltd..................................    48,568     268,578
#*  NUTRIBIOTECH Co., Ltd..................................    76,140   1,018,430
#*  NUVOTEC Co., Ltd.......................................    46,960      55,492
    OCI Co., Ltd...........................................   150,764  11,326,711
#*  Omnisystem Co., Ltd....................................   296,118     465,293
#   Openbase, Inc..........................................   155,472     254,586
#   Opto Device Technology Co., Ltd........................   125,010     550,405
#   OptoElectronics Solutions Co., Ltd.....................    30,470     312,810
#*  OPTRON-TEC, Inc........................................   286,837   1,014,412
#*  Orbitech Co., Ltd......................................   186,460     564,152

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
                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#*  Orientbio, Inc.........................................   285,580 $   207,164
    Orion Corp.............................................    30,176   2,526,293
    Orion Holdings Corp....................................   399,479   5,505,759
#*  OSANGJAIEL Co., Ltd....................................    42,523     247,520
*   Osstem Implant Co., Ltd................................   106,193   3,988,605
#*  Osung Advanced Materials Co., Ltd......................   266,954     448,313
    Ottogi Corp............................................     3,653   2,116,699
#   Paik Kwang Industrial Co., Ltd.........................   134,470     275,203
*   Pan Ocean Co., Ltd..................................... 1,463,788   6,161,822
    Pang Rim Co., Ltd......................................     5,145     110,933
#*  Pan-Pacific Co., Ltd...................................   292,764     748,929
#*  PaperCorea, Inc........................................   310,087     210,850
#   Paradise Co., Ltd......................................   132,328   2,090,966
    Partron Co., Ltd.......................................   401,692   3,071,820
#*  Paru Co., Ltd..........................................   233,990     549,913
#*  Paxnet Co., Ltd........................................    42,957     313,763
#*  People & Technology, Inc...............................    56,315     537,658
#   PHARMA RESEARCH PRODUCTS Co., Ltd......................    17,341     499,252
*   Phoenix Materials Co., Ltd.............................   162,456      92,634
#   Pixelplus Co., Ltd.....................................    15,194      85,227
#*  PNE Solution Co., Ltd..................................    64,032     647,806
#*  Pobis TNC Co., Ltd.....................................   249,537     182,668
    POSCO, Sponsored ADR...................................   507,145  29,221,695
    POSCO..................................................   162,611  37,220,503
#   POSCO Chemtech Co., Ltd................................   109,089   6,274,880
#   POSCO Coated & Color Steel Co., Ltd....................    29,123     483,546
    Posco Daewoo Corp......................................   387,464   6,095,751
    Posco ICT Co., Ltd.....................................   384,591   1,871,667
#   Posco M-Tech Co., Ltd..................................   145,597     753,475
#*  Power Logics Co., Ltd..................................   404,642   2,034,070
#   Protec Co., Ltd........................................    51,180     492,947
#   PS TEC Co., Ltd........................................    57,269     223,260
    PSK, Inc...............................................   160,966   1,869,640
#   Pulmuone Co., Ltd......................................     8,943     747,284
    Pungkuk Alcohol Industry Co., Ltd......................    51,541     363,720
#   Pyeong Hwa Automotive Co., Ltd.........................   146,508     789,855
#*  RaonSecure Co., Ltd....................................   211,560     405,191
#   Rayence Co., Ltd.......................................    39,929     505,846
#*  Redrover Co., Ltd......................................   316,156     556,367
#   Reyon Pharmaceutical Co., Ltd..........................    40,545     586,171
    RFHIC Corp.............................................    10,310     232,405
#   RFTech Co., Ltd........................................   216,719     985,632
#   Robostar Co., Ltd......................................    64,617   1,407,631
#   Rorze Systems Corp.....................................    16,990      41,439
#   S Net Systems, Inc.....................................   116,095     350,295
#   S&S Tech Corp..........................................   166,405     426,759
#*  S&T Corp...............................................    11,003     123,368
*   S&T Dynamics Co., Ltd..................................   224,508   1,360,001
    S&T Holdings Co., Ltd..................................    83,154     910,255
    S&T Motiv Co., Ltd.....................................    85,945   1,989,417
#*  S.Y. Panel Co., Ltd....................................   122,424     518,457
    S-1 Corp...............................................   108,513   9,189,442
#   Sajo Industries Co., Ltd...............................    32,799   1,443,451
#*  Sajodongaone Co., Ltd..................................   207,543     198,552
#   Sam Chun Dang Pharm Co., Ltd...........................   111,061   3,120,926
#*  SAM KANG M&T Co., Ltd..................................   134,219     676,475
#   Sam Young Electronics Co., Ltd.........................   123,654   1,219,540
#   Sam Yung Trading Co., Ltd..............................    82,535     988,993
#   Sam-A Pharm Co., Ltd...................................     6,959      96,001

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CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SOUTH KOREA -- (Continued)
    Sambo Corrugated Board Co., Ltd........................      1,545 $     12,099
#   Sambo Motors Co., Ltd..................................    141,368      770,852
    Sambon Precision & Electronics Co., Ltd................     22,220       54,420
    Samchully Co., Ltd.....................................     23,615    1,898,708
#   Samchuly Bicycle Co., Ltd..............................     69,792      365,619
#   Samho Development Co., Ltd.............................    217,859      825,471
#*  Samho International Co., Ltd...........................     17,488      185,205
#   SAMHWA Paints Industrial Co., Ltd......................    103,623      487,480
#   Samick Musical Instruments Co., Ltd....................    608,574      842,768
#   Samick THK Co., Ltd....................................     96,922      991,940
#   Samil Pharmaceutical Co., Ltd..........................     11,145      216,406
#   Samji Electronics Co., Ltd.............................    143,877      979,314
#*  Samjin LND Co., Ltd....................................     95,857      149,789
    Samjin Pharmaceutical Co., Ltd.........................     97,912    3,191,248
#   Samkee Automotive Co., Ltd.............................    275,558      588,058
#   Samkwang Glass Co., Ltd................................     29,868      766,095
#   Sammok S-Form Co., Ltd.................................     24,996      243,377
#   SAMPYO Cement Co., Ltd.................................    273,064      759,756
#*  Samsung Biologics Co., Ltd.............................     17,541    6,003,920
    Samsung C&T Corp.......................................    163,976   15,693,784
    Samsung Card Co., Ltd..................................    213,484    6,308,210
#   Samsung Climate Control Co., Ltd.......................      5,930       46,597
#   Samsung Electro-Mechanics Co., Ltd.....................    201,000   20,981,215
    Samsung Electronics Co., Ltd........................... 25,385,277  950,317,896
    Samsung Electronics Co., Ltd., GDR.....................      1,338    1,248,354
*   Samsung Engineering Co., Ltd...........................    319,634    5,159,475
    Samsung Fire & Marine Insurance Co., Ltd...............    149,204   36,508,427
*   Samsung Heavy Industries Co., Ltd......................  2,717,968   16,675,381
    Samsung Life Insurance Co., Ltd........................    202,982   16,422,361
#*  Samsung Pharmaceutical Co., Ltd........................    230,121      521,175
    Samsung SDI Co., Ltd...................................    164,641   34,239,424
    Samsung SDS Co., Ltd...................................     76,351   12,987,565
    Samsung Securities Co., Ltd............................    468,815   11,075,886
#   SAMT Co., Ltd..........................................    625,150      905,896
#   Samwha Capacitor Co., Ltd..............................     98,324    4,875,101
#   Samwha Electric Co., Ltd...............................     31,386      558,869
#   Samyang Corp...........................................     30,671    1,634,388
#   Samyang Foods Co., Ltd.................................     28,636    1,534,915
    Samyang Holdings Corp..................................     44,445    3,379,752
#   Samyang Tongsang Co., Ltd..............................     19,586      682,094
#   Samyoung M-Tek Co., Ltd................................     34,531       80,775
#   Sang-A Frontec Co., Ltd................................     48,694      500,610
#*  Sangbo Corp............................................    227,166      315,258
#*  Sangsangin Co., Ltd....................................    367,421    5,687,538
    Sangsin Brake..........................................     37,481      130,425
    Sangsin Energy Display Precision Co., Ltd..............     25,727      317,897
#   SaraminHR Co., Ltd.....................................     39,297      519,902
#   Satrec Initiative Co., Ltd.............................     11,491      229,811
#   SAVEZONE I&C Corp......................................    126,057      368,291
#*  SBI Investment Korea Co., Ltd..........................    690,266      427,756
*   SBS Contents Hub Co., Ltd..............................      3,792       16,328
#*  SBS Media Holdings Co., Ltd............................    532,665    1,057,323
#*  SBW....................................................  1,384,551    1,134,211
#*  S-Connect Co., Ltd.....................................    839,575    1,026,361
#   SD Biotechnologies Co., Ltd............................     57,853      461,232
#*  SDN Co., Ltd...........................................    146,326      175,287
    Seah Besteel Corp......................................    168,887    2,406,177
    SeAH Holdings Corp.....................................      4,327      379,724
#*  SeAH Steel Corp........................................     24,017    1,241,382

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   SeAH Steel Holdings Corp...............................    26,790 $ 1,153,556
    Sebang Co., Ltd........................................   101,620   1,102,340
    Sebang Global Battery Co., Ltd.........................    86,541   2,666,534
#   Sebo Manufacturing Engineer Corp.......................    39,280     298,967
*   Seegene, Inc...........................................    83,259   1,348,563
#   Sejin Heavy Industries Co., Ltd........................    13,442      43,790
#   Sejong Industrial Co., Ltd.............................   126,649     585,177
*   Sejong Telecom, Inc.................................... 3,252,088   1,388,723
#*  Sejoong Co., Ltd.......................................    79,996     233,804
#*  Sekonix Co., Ltd.......................................   111,699     640,380
#*  Selvas AI, Inc.........................................    76,838     267,685
#   Sempio Foods Co........................................     8,094     199,840
#   Semyung Electric Machinery Co., Ltd....................    27,707     138,760
#   S-Energy Co., Ltd......................................   128,096     583,902
#*  Seobu T&D..............................................   215,827   1,666,073
#   Seohan Co., Ltd........................................ 1,093,556   1,629,715
#   Seohee Construction Co., Ltd........................... 2,225,697   2,306,661
#   Seojin System Co., Ltd.................................     9,158     245,298
#   Seondo Electric Co., Ltd...............................    46,925     152,087
#   Seoul Auction Co., Ltd.................................    50,625     510,885
#*  Seoul Electronics & Telecom............................    73,908      69,602
#*  Seoul Food Industrial Co., Ltd......................... 1,373,035     199,496
#   Seoul Pharma Co., Ltd..................................    27,475     172,460
#   Seoul Semiconductor Co., Ltd...........................   396,151   7,137,224
#*  Seouleaguer Co., Ltd...................................    45,929      95,564
#   Seoulin Bioscience Co., Ltd............................    34,410     271,576
#   SEOWONINTECH Co., Ltd..................................   115,985     412,195
#   Seoyon Co., Ltd........................................   143,004     422,932
#   Seoyon E-Hwa Co., Ltd..................................    91,059     320,045
#   Sewha P&C, Inc.........................................     6,930      28,619
#*  Sewon Cellontech Co., Ltd..............................   353,715   1,150,840
    Sewon Precision Industry Co., Ltd......................     8,303      58,196
#   SEWOONMEDICAL Co., Ltd.................................   134,747     397,739
#   SFA Engineering Corp...................................   234,338   8,025,818
*   SFA Semicon Co., Ltd................................... 1,052,821   1,311,443
#*  SFC Co., Ltd...........................................    79,611     256,324
#*  SG Corp................................................ 1,122,334     601,616
#*  SG&G Corp..............................................   236,478     363,456
#*  SGA Co., Ltd...........................................   570,544     259,508
#   SH Energy & Chemical Co., Ltd..........................   918,234     781,562
#*  Shin Poong Pharmaceutical Co., Ltd.....................   225,378   1,276,367
#   Shindaeyang Paper Co., Ltd.............................     7,728     464,029
    Shinhan Financial Group Co., Ltd....................... 1,036,517  38,605,908
    Shinhan Financial Group Co., Ltd., ADR.................   333,226  12,332,694
#   Shinil Industrial Co., Ltd.............................   485,981     542,772
#   Shinsegae Engineering & Construction Co., Ltd..........    29,134     608,143
#   Shinsegae Food Co., Ltd................................    11,999     958,809
#   Shinsegae Information & Communication Co., Ltd.........    12,219   1,475,087
#   Shinsegae International, Inc...........................     6,944     901,736
    Shinsegae, Inc.........................................    67,726  15,463,319
#*  Shinsung E&G Co., Ltd..................................   582,918     581,645
#*  Shinsung Tongsang Co., Ltd.............................   939,039     676,547
#*  Shinwha Intertek Corp..................................   240,196     317,821
#*  Shinwon Construction Co., Ltd..........................    17,181      48,333
#*  Shinwon Corp...........................................   531,110     766,466
    Shinyoung Securities Co., Ltd..........................    28,077   1,402,063
#   SHOWBOX Corp...........................................   444,603   1,279,660
#*  Signetics Corp.........................................   718,131     486,957
#   SIGONG TECH Co., Ltd...................................    90,226     446,419

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SOUTH KOREA -- (Continued)
    Silicon Works Co., Ltd.................................    64,421 $  2,243,902
#   Silla Co., Ltd.........................................    70,138      777,084
#   SIMMTECH Co., Ltd......................................   245,973    1,787,493
#   SIMMTECH HOLDINGS Co., Ltd.............................   297,091      509,804
#   SIMPAC, Inc............................................   142,604      296,078
    Sindoh Co., Ltd........................................    40,164    1,535,972
#   Sinil Pharm Co., Ltd...................................    15,161      128,394
#   SinSin Pharmaceutical Co., Ltd.........................    12,883       85,106
#   SJM Co., Ltd...........................................    47,500      124,172
#   SK Bioland Co., Ltd....................................    61,103      671,748
#   SK D&D Co., Ltd........................................    29,503      794,141
    SK Discovery Co., Ltd..................................   184,878    4,403,286
    SK Gas, Ltd............................................    48,889    3,145,267
    SK Holdings Co., Ltd...................................   257,689   59,334,459
#   SK Hynix, Inc.......................................... 3,141,984  189,227,083
    SK Innovation Co., Ltd.................................   278,459   52,258,391
#   SK Materials Co., Ltd..................................    42,116    6,897,346
    SK Networks Co., Ltd................................... 1,325,074    4,968,287
#*  SK Securities Co., Ltd................................. 4,134,395    2,704,174
#   SK Telecom Co., Ltd., Sponsored ADR....................   122,524    3,174,597
    SK Telecom Co., Ltd....................................    56,504   13,276,235
    SKC Co., Ltd...........................................   228,842    6,692,362
*   SKC Solmics Co., Ltd...................................   368,607    1,011,190
    SKCKOLONPI, Inc........................................   107,592    3,184,812
#*  Skin n Skin Co., Ltd...................................   465,092      284,313
    SL Corp................................................   158,911    2,017,503
#*  SM Culture & Contents Co., Ltd.........................   173,708      296,533
#*  SM Entertainment Co....................................    70,822    2,738,672
#*  S-MAC Co., Ltd.........................................   861,286      775,198
#   SMCore, Inc............................................     6,422       58,187
#   SMEC Co., Ltd..........................................   250,414      636,876
#*  SNTEK Co., Ltd.........................................     5,277       27,046
#*  SNU Precision Co., Ltd.................................   138,479      286,262
    S-Oil Corp.............................................   199,315   21,749,708
#*  Solborn, Inc...........................................   155,862      635,553
#*  Solco Biomedical Co., Ltd.............................. 1,002,676      362,304
#*  Solid, Inc.............................................   195,547      462,461
#   Songwon Industrial Co., Ltd............................   154,486    2,354,396
#*  Sonokong Co., Ltd......................................   141,278      257,823
#*  Soosan Heavy Industries Co., Ltd.......................    69,489       92,695
    Soulbrain Co., Ltd.....................................    97,342    4,498,025
    SPC Samlip Co., Ltd....................................    18,390    2,034,222
#   SPG Co., Ltd...........................................    73,017      486,697
#   Spigen Korea Co., Ltd..................................    25,521      962,429
#   Ssangyong Cement Industrial Co., Ltd................... 1,033,940    4,374,677
#*  Ssangyong Motor Co.....................................   318,519    1,036,872
#   ST Pharm Co., Ltd......................................    18,648      345,066
#   Suheung Co., Ltd.......................................    53,495    1,287,499
#   Sun Kwang Co., Ltd.....................................    24,983      361,904
#*  Sunchang Corp..........................................    62,367      266,988
#*  SundayToz Corp.........................................    34,964      527,841
#   Sung Bo Chemicals Co., Ltd.............................    57,652      304,936
#   Sung Kwang Bend Co., Ltd...............................   261,931    2,688,024
#*  Sungchang Enterprise Holdings, Ltd.....................   707,453    1,227,055
#   Sungdo Engineering & Construction Co., Ltd.............   128,177      482,684
#*  Sungshin Cement Co., Ltd...............................   255,558    1,975,458
    Sungwoo Hitech Co., Ltd................................   640,270    1,959,289
#*  Sunjin Co., Ltd........................................   141,258    1,367,622
#*  Sunny Electronics Corp.................................   119,120      196,179

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SOUTH KOREA -- (Continued)
#*  Supex BNP Co., Ltd.....................................    51,803 $   42,991
#*  Suprema HQ, Inc........................................    25,328    120,524
#*  Suprema, Inc...........................................    40,238    569,974
#   SurplusGlobal, Inc.....................................    51,265    139,634
#*  Synopex, Inc...........................................   715,946  1,464,655
#   Systems Technology, Inc................................   155,960  1,259,528
#   Tae Kyung Industrial Co., Ltd..........................    73,750    338,404
    Taekwang Industrial Co., Ltd...........................     3,530  4,580,753
#*  Taewoong Co., Ltd......................................   127,983  1,191,614
    Taeyoung Engineering & Construction Co., Ltd...........   491,874  4,127,253
#*  Taihan Electric Wire Co., Ltd..........................   760,200    694,689
#*  Taihan Fiberoptics Co., Ltd............................   311,240  1,393,730
#*  Taihan Textile Co., Ltd................................     6,505     66,067
#   Tailim Packaging Co., Ltd..............................   155,579    400,123
#*  TBH Global Co., Ltd....................................   209,967    663,297
#   TechWing, Inc..........................................   145,468  1,294,828
#   Telechips, Inc.........................................    52,440    454,239
#*  Tellus Co., Ltd........................................   617,037    452,938
#   Tera Semicon Co., Ltd..................................   121,973  1,587,043
#   TES Co., Ltd...........................................   163,979  2,174,963
#   Tesna Co., Ltd.........................................    66,627  1,275,222
*   Theragen Etex Co., Ltd.................................    13,295    109,363
#*  Thinkware Systems Corp.................................   106,520    498,444
#*  TK Chemical Corp.......................................   610,002    969,927
#   TK Corp................................................   190,005  2,018,253
#*  TOBESOFT Co., Ltd......................................    66,764    391,923
#   Tokai Carbon Korea Co., Ltd............................    52,591  2,607,111
#   Tong Yang Moolsan Co., Ltd.............................   725,308    985,682
    Tongyang Life Insurance Co., Ltd.......................   486,447  2,415,209
    Tongyang pile, Inc.....................................     5,078     28,144
    Tongyang, Inc.......................................... 1,845,358  2,581,724
#   Tonymoly Co., Ltd......................................    34,741    241,158
#   Top Engineering Co., Ltd...............................   158,313  1,226,524
#*  Toptec Co., Ltd........................................   225,283  2,633,181
#   Tovis Co., Ltd.........................................   183,122  1,048,390
    TS Corp................................................    34,355    571,168
#*  T'way Holdings, Inc....................................   415,127    831,704
#   UBCare Co., Ltd........................................   158,449    494,631
#*  Ubiquoss Holdings, Inc.................................   100,409    484,962
#   Ubiquoss, Inc..........................................    24,418    675,216
#*  Ubivelox, Inc..........................................    14,683     68,457
#*  Ugint Co., Ltd......................................... 1,040,790    497,680
#   UIL Co., Ltd...........................................    84,771    325,904
#   Uju Electronics Co., Ltd...............................    53,381    378,327
#*  Unick Corp.............................................   107,839    323,286
    Unid Co., Ltd..........................................    59,739  2,109,684
#   Union Materials Corp...................................   160,017    250,372
#   Union Semiconductor Equipment & Materials Co., Ltd.....   250,748    828,144
#   Uniquest Corp..........................................   114,280    732,313
#*  Unison Co., Ltd........................................   775,906  1,326,874
#   UniTest, Inc...........................................   227,673  2,474,145
    Value Added Technology Co., Ltd........................    70,503  1,404,598
#   Very Good Tour Co., Ltd................................    29,456    200,851
*   Vessel Co., Ltd........................................    10,708     38,550
#   Viatron Technologies, Inc..............................    70,072    605,304
#*  VICTEK Co., Ltd........................................    75,937    144,890
    Vieworks Co., Ltd......................................    83,432  2,365,131
#   Visang Education, Inc..................................    96,185    603,299
#*  Vitzrocell Co., Ltd....................................    81,512    734,240

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#*  W Holding Co., Ltd.....................................   411,509 $   191,365
*   Webzen, Inc............................................   122,204   1,603,294
#*  Welcron Co., Ltd.......................................   157,314     403,286
#   WeMade Entertainment Co., Ltd..........................    43,714     910,771
#   Whanin Pharmaceutical Co., Ltd.........................    88,919   1,332,117
#*  WillBes & Co. (The)....................................   782,639     743,722
#   Winix, Inc.............................................    47,795     556,977
    Wins Co., Ltd..........................................    48,598     477,459
#   WiSoL Co., Ltd.........................................   322,084   4,404,914
#*  WIZIT Co., Ltd.........................................   316,484     273,278
#*  Won Ik Corp............................................    36,259     165,384
#*  WONIK CUBE Corp........................................   246,143     602,774
#*  Wonik Holdings Co., Ltd................................   445,026   1,570,323
    WONIK IPS Co., Ltd.....................................   262,111   4,400,156
#*  Wonik Materials Co., Ltd...............................    54,160   1,332,002
#*  Wonik QnC Corp.........................................   111,255   1,236,369
#*  Wonpung Mulsan Co., Ltd................................   116,995     359,317
#*  Woongjin Co., Ltd......................................   593,793   1,365,634
#*  Woongjin Energy Co., Ltd...............................   183,851     280,365
#   Woongjin Thinkbig Co., Ltd.............................   311,168   1,131,654
    Woori Bank............................................. 2,226,112  30,844,959
    Woori Bank, Sponsored ADR..............................     3,244     134,756
#*  Woori Investment Bank Co., Ltd......................... 2,115,956   1,331,994
#*  Woori Technology, Inc..................................   156,100     147,243
#*  Wooridul Pharmaceutical, Ltd...........................    75,342     427,662
#*  Woorison F&G Co., Ltd..................................   388,237     535,709
#   Woory Industrial Co., Ltd..............................    75,382   1,869,318
#   Wooshin Systems Co., Ltd...............................    82,751     451,956
#   Woosu AMS Co., Ltd.....................................   132,228     424,905
#   WooSung Feed Co., Ltd..................................   229,739     455,398
    Worldex Industry & Trading Co., Ltd....................    18,504      75,796
#   Y G-1 Co., Ltd.........................................   218,888   1,852,468
#*  YeaRimDang Publishing Co., Ltd.........................   201,900     904,779
#   Yeong Hwa Metal Co., Ltd...............................   172,763     176,859
#   YES24 Co., Ltd.........................................    32,156     115,338
#*  Yest Co., Ltd..........................................    20,395     144,760
#   YG Entertainment, Inc..................................    40,685   1,320,140
#*  YG PLUS................................................    95,371     175,912
#*  YIK Corp...............................................    14,394      37,166
#*  YJM Games Co., Ltd.....................................   228,653     357,515
#   YMC Co., Ltd...........................................   153,422   1,048,398
#   Yong Pyong Resort Co., Ltd.............................   235,875   1,094,476
#*  Yonwoo Co., Ltd........................................    22,729     369,949
#   Yoosung Enterprise Co., Ltd............................   173,620     427,852
#   YooSung T&S Co., Ltd...................................   140,682     306,101
#   Youlchon Chemical Co., Ltd.............................   106,296   1,152,811
#   Young Heung Iron & Steel Co., Ltd......................   174,829     149,951
#*  Young In Frontier Co., Ltd.............................    48,026     173,304
    Young Poong Corp.......................................     2,669   1,538,539
#   Young Poong Precision Corp.............................   109,306     675,570
    Youngone Corp..........................................   138,824   4,367,508
    Youngone Holdings Co., Ltd.............................    37,843   2,041,864
#*  YoungWoo DSP Co., Ltd..................................    95,019     168,137
    YTN Co., Ltd...........................................    18,296      29,686
#*  Yuanta Securities Korea Co., Ltd....................... 1,245,374   3,476,397
    Yuhan Corp.............................................    29,556   4,357,762
    YuHwa Securities Co., Ltd..............................    10,267     121,790
#*  Yungjin Pharmaceutical Co., Ltd........................   265,384   1,289,565
#*  Yuyang DNU Co., Ltd....................................   112,890     711,771

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ---------- --------------
SOUTH KOREA -- (Continued)
#   Yuyu Pharma, Inc.......................................     23,174 $      222,655
#   Zeus Co., Ltd..........................................     58,860        630,020
*   Zungwon En-Sys, Inc....................................      9,089         15,898
                                                                       --------------
TOTAL SOUTH KOREA..........................................             4,151,978,436
                                                                       --------------
TAIWAN -- (15.7%)
#   ABC Taiwan Electronics Corp............................    675,220        453,562
#   Ability Enterprise Co., Ltd............................  3,567,974      1,400,429
#   Ability Opto-Electronics Technology Co., Ltd...........    679,874      1,079,032
#   AcBel Polytech, Inc....................................  4,064,468      2,337,704
#   Accton Technology Corp.................................  3,510,369      9,716,418
    Ace Pillar Co., Ltd....................................    406,000        222,228
#   Acer, Inc.............................................. 19,570,595     13,771,083
    ACES Electronic Co., Ltd...............................  1,124,000        571,782
*   Acon Holding, Inc......................................  1,730,000        335,583
    Acter Co., Ltd.........................................    660,705      3,441,198
*   Action Electronics Co., Ltd............................  1,735,000        330,488
#   Actron Technology Corp.................................    936,200      2,762,514
#   A-DATA Technology Co., Ltd.............................  2,477,465      3,029,937
#   Addcn Technology Co., Ltd..............................    169,146      1,321,485
#   Adlink Technology, Inc.................................    742,107        842,702
#   Advanced Ceramic X Corp................................    405,000      2,550,748
#   Advanced International Multitech Co., Ltd..............  1,452,000      1,479,767
*   Advanced Lithium Electrochemistry Cayman Co., Ltd......    327,000        147,072
#   Advanced Optoelectronic Technology, Inc................    845,000        431,195
    Advanced Wireless Semiconductor Co.....................  1,703,000      2,128,811
#   Advancetek Enterprise Co., Ltd.........................  1,418,662        691,196
#   Advantech Co., Ltd.....................................  1,419,458      9,794,379
    Aerospace Industrial Development Corp..................  3,073,000      2,804,853
*   AGV Products Corp......................................  5,412,603      1,158,433
    AimCore Technology Co., Ltd............................    301,089        136,145
    Airmate Cayman International Co., Ltd..................     73,000         30,259
#   Airtac International Group.............................    887,299      7,654,921
#   Alchip Technologies, Ltd...............................    621,000      1,401,288
#   Alcor Micro Corp.......................................    463,000        251,323
#   Alexander Marine Co., Ltd..............................     52,000         50,597
#*  ALI Corp...............................................  3,344,000      1,000,893
#   All Ring Tech Co., Ltd.................................    795,000      1,113,352
#   Allied Circuit Co., Ltd................................    247,000        423,691
#   Allis Electric Co., Ltd................................  1,842,000        710,316
#   Alltek Technology Corp.................................    813,044        421,115
#   Alltop Technology Co., Ltd.............................    764,000      1,178,172
#   Alpha Networks, Inc....................................  4,152,100      1,831,738
#   Altek Corp.............................................  4,292,159      3,177,106
    Amazing Microelectronic Corp...........................    668,775      1,584,650
#   Ambassador Hotel (The).................................  1,753,000      1,263,308
    AMICCOM Electronics Corp...............................    300,690        178,055
    Ampire Co., Ltd........................................    368,000        202,403
#   AMPOC Far-East Co., Ltd................................    763,567        586,876
#*  AmTRAN Technology Co., Ltd.............................  8,911,944      3,405,589
#   Anderson Industrial Corp...............................    765,705        249,272
    Anpec Electronics Corp.................................    855,702      1,468,074
#   AP Memory Technology Corp..............................    231,983        337,205
#   Apacer Technology, Inc.................................    879,005        742,356
#   APAQ Technology Co., Ltd...............................    604,520        574,319
#   APCB, Inc..............................................  1,713,000      1,441,199
#   Apex Biotechnology Corp................................    923,625        806,430
#*  Apex International Co., Ltd............................  1,491,916      1,423,286
    Apex Medical Corp......................................    464,463        363,184

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
#   Apex Science & Engineering.............................    980,870 $   286,197
#   Apogee Optocom Co., Ltd................................    130,610     168,178
#   Arcadyan Technology Corp...............................  1,678,753   2,745,617
    Ardentec Corp..........................................  4,651,993   4,057,865
    Argosy Research, Inc...................................     82,000      72,852
    ASE Technology Holding Co., Ltd., ADR..................  1,021,465   3,912,211
    ASE Technology Holding Co., Ltd........................ 22,471,387  45,323,074
#   Asia Cement Corp....................................... 13,390,655  14,197,780
#   Asia Electronic Material Co., Ltd......................    319,000     167,203
    Asia Optical Co., Inc..................................  2,126,000   3,829,867
*   Asia Pacific Telecom Co., Ltd..........................  9,856,000   1,897,539
#   Asia Plastic Recycling Holding, Ltd....................  2,970,533     596,179
    Asia Polymer Corp......................................  4,209,260   1,853,702
#   Asia Tech Image, Inc...................................    585,000     687,791
    Asia Vital Components Co., Ltd.........................  3,822,864   2,627,993
#   ASMedia Technology, Inc................................    234,048   3,240,149
#   ASPEED Technology, Inc.................................    167,999   2,475,600
#   ASROCK, Inc............................................    383,000     605,182
    Asustek Computer, Inc..................................  2,565,861  19,026,474
    Aten International Co., Ltd............................    978,715   2,455,366
#   AU Optronics Corp., Sponsored ADR......................  1,487,852   5,698,473
#   AU Optronics Corp...................................... 91,987,497  35,940,026
    Audix Corp.............................................    718,375     820,923
#   AURAS Technology Co., Ltd..............................    858,303   1,672,920
    Aurona Industries, Inc.................................    514,000     312,704
#   Aurora Corp............................................    395,258   1,203,505
#   Avalue Technology, Inc.................................    451,000     532,207
#   Avermedia Technologies.................................  2,931,037     888,211
#*  Avision, Inc...........................................  1,034,263     139,116
#   AVY Precision Technology, Inc..........................  1,008,775     941,241
#   Awea Mechantronic Co., Ltd.............................    216,062     209,926
    Axiomtek Co., Ltd......................................    630,000   1,020,396
#*  Azurewave Technologies, Inc............................     78,000      50,191
    Bank of Kaohsiung Co., Ltd.............................  4,915,345   1,398,556
#   Basso Industry Corp....................................  1,691,284   2,390,736
#   BenQ Materials Corp....................................  2,107,000     987,875
#   BES Engineering Corp................................... 16,948,050   3,848,210
#   Bin Chuan Enterprise Co., Ltd..........................  1,091,257     494,708
#*  Bionet Corp............................................    260,000     196,059
    Bionime Corp...........................................    172,000     264,768
#   Biostar Microtech International Corp...................  2,241,712     699,361
#   Bioteque Corp..........................................    736,680   1,991,951
#   Bizlink Holding, Inc...................................  1,317,291   7,048,235
#*  Boardtek Electronics Corp..............................  1,204,000   1,075,595
#   Bon Fame Co., Ltd......................................    157,000     231,335
    Bothhand Enterprise, Inc...............................    705,000     840,643
#   Bright Led Electronics Corp............................  1,267,180     407,602
#   Brighton-Best International Taiwan, Inc................    425,749     458,478
#*  Browave Corp...........................................    700,000     701,305
#   C Sun Manufacturing, Ltd...............................  1,609,740   1,297,158
#*  Cameo Communications, Inc..............................  2,503,116     642,856
    Capital Futures Corp...................................    595,400     796,124
    Capital Securities Corp................................ 22,279,554   6,676,236
#   Career Technology MFG. Co., Ltd........................  3,698,802   5,131,115
*   Carnival Industrial Corp...............................  2,097,000     296,295
#   Casetek Holdings, Ltd..................................  2,038,221   2,883,056
    Caswell, Inc...........................................     97,000     225,775
    Catcher Technology Co., Ltd............................  5,153,872  52,111,735
    Cathay Chemical Works..................................     35,000      19,306

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
    Cathay Financial Holding Co., Ltd...................... 21,758,499 $34,545,371
#   Cathay Real Estate Development Co., Ltd................  7,258,600   4,317,238
#   Cayman Engley Industrial Co., Ltd......................    304,801   1,092,327
    CCP Contact Probes Co., Ltd............................     46,000      28,358
#   Celxpert Energy Corp...................................    765,000     769,380
#   Center Laboratories, Inc...............................  2,624,804   4,861,832
    Central Reinsurance Co., Ltd...........................  1,309,312     704,421
#   Chailease Holding Co., Ltd.............................  8,595,784  24,654,087
#   Chain Chon Industrial Co., Ltd.........................  2,092,000     546,460
#   ChainQui Construction Development Co., Ltd.............    621,828     572,296
#*  Champion Building Materials Co., Ltd...................  3,432,390     770,607
    Chang Hwa Commercial Bank, Ltd......................... 24,169,861  13,730,714
    Chang Wah Electromaterials, Inc........................    352,520   1,456,807
#   Chang Wah Technology Co., Ltd..........................     50,298     382,715
#   Channel Well Technology Co., Ltd.......................  1,893,000   1,333,110
    Chant Sincere Co., Ltd.................................    361,000     244,540
#   Charoen Pokphand Enterprise............................  2,496,620   3,387,414
#   Chaun-Choung Technology Corp...........................    749,000   2,519,847
    CHC Healthcare Group...................................    302,000     321,134
#   CHC Resources Corp.....................................    447,048     728,871
#   Chen Full International Co., Ltd.......................  1,087,000   1,142,442
#   Chenbro Micom Co., Ltd.................................    757,000     817,376
*   Cheng Fwa Industrial Co., Ltd..........................    100,000      40,556
#   Cheng Loong Corp.......................................  9,446,160   6,033,026
#*  Cheng Mei Materials Technology Corp....................  7,880,200   1,831,402
#   Cheng Shin Rubber Industry Co., Ltd.................... 14,418,508  20,342,283
    Cheng Uei Precision Industry Co., Ltd..................  4,591,630   3,170,216
#   Chenming Mold Industry Corp............................  1,250,708     565,365
#   Chia Chang Co., Ltd....................................  1,029,000     907,742
    Chia Hsin Cement Corp..................................  3,800,747   1,414,799
#   Chian Hsing Forging Industrial Co., Ltd................    608,000     800,382
    Chicony Electronics Co., Ltd...........................  4,022,689   8,062,632
#   Chicony Power Technology Co., Ltd......................  1,733,696   2,414,448
#   Chieftek Precision Co., Ltd............................    595,000   1,390,192
#   Chien Kuo Construction Co., Ltd........................  2,170,706     675,033
#   Chilisin Electronics Corp..............................  1,428,925   3,441,931
    Chime Ball Technology Co., Ltd.........................    204,282     303,791
    China Airlines, Ltd.................................... 33,735,057  10,010,625
    China Bills Finance Corp...............................  3,199,000   1,367,070
#   China Chemical & Pharmaceutical Co., Ltd...............  3,137,000   1,855,138
    China Development Financial Holding Corp............... 54,788,157  17,640,602
    China Ecotek Corp......................................    179,000     169,187
#   China Electric Manufacturing Corp......................  4,033,220   1,142,766
#   China Fineblanking Technology Co., Ltd.................    532,601     640,888
#   China General Plastics Corp............................  4,941,996   2,935,562
#   China Glaze Co., Ltd...................................    912,022     305,955
    China Life Insurance Co., Ltd.......................... 12,018,554  11,423,041
    China Man-Made Fiber Corp.............................. 14,950,304   4,751,376
    China Metal Products...................................  2,988,405   2,913,397
    China Motor Corp.......................................  5,458,716   4,120,963
*   China Petrochemical Development Corp................... 30,073,325  11,014,375
#   China Steel Chemical Corp..............................    969,998   3,948,493
#   China Steel Corp....................................... 42,632,440  33,670,918
#   China Steel Structure Co., Ltd.........................    972,000     819,427
#   China Wire & Cable Co., Ltd............................  1,096,680     854,215
#   Chinese Maritime Transport, Ltd........................  1,100,964   1,079,662
*   Ching Feng Home Fashions Co., Ltd......................    617,659     283,861
#   Chin-Poon Industrial Co., Ltd..........................  4,268,617   4,770,441
    Chipbond Technology Corp...............................  6,369,000  11,730,349

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
#   ChipMOS Techinologies, Inc., ADR.......................     67,176 $   885,380
    ChipMOS Techinologies, Inc.............................  1,971,155   1,363,654
#   Chlitina Holding, Ltd..................................    643,000   4,298,568
#   Chong Hong Construction Co., Ltd.......................  1,954,739   4,456,327
#   Chroma ATE, Inc........................................  1,699,705   5,987,729
#   Chun YU Works & Co., Ltd...............................  1,435,000     918,675
#   Chun Yuan Steel........................................  3,064,177     991,579
    Chung Hsin Electric & Machinery Manufacturing Corp.....  4,450,500   2,928,490
*   Chung Hung Steel Corp.................................. 13,521,926   5,171,626
    Chung Hwa Food Industrial Co., Ltd.....................     16,650      35,952
#   Chung Hwa Pulp Corp....................................  5,388,308   1,585,189
    Chunghwa Chemical Synthesis & Biotech Co., Ltd.........    212,000     140,057
*   Chunghwa Picture Tubes, Ltd............................ 15,894,759     722,320
#   Chunghwa Precision Test Tech Co., Ltd..................    130,000   1,761,094
#   Chunghwa Telecom Co., Ltd., Sponsored ADR..............    442,581  15,525,741
    Chunghwa Telecom Co., Ltd..............................  6,715,000  23,718,393
*   Chuwa Wool Industry Co., Ltd...........................     25,000      26,217
#   Chyang Sheng Dyeing & Finishing Co., Ltd...............  2,165,000     808,194
    Cleanaway Co., Ltd.....................................    807,000   4,453,684
    Clevo Co...............................................  4,114,482   3,204,404
#*  CMC Magnetics Corp..................................... 21,238,032   3,798,830
    C-Media Electronics, Inc...............................    504,000     265,464
#   CoAsia Microelectronics Corp...........................    894,642     289,384
    Coland Holdings, Ltd...................................    168,999     150,728
    Collins Co., Ltd.......................................    316,060      95,014
    Compal Electronics, Inc................................ 33,096,560  18,281,793
#   Compeq Manufacturing Co., Ltd.......................... 11,321,000   7,271,455
    Compucase Enterprise...................................    798,000     539,817
#   Concord Securities Co., Ltd............................  5,377,935   1,256,483
#   Concraft Holding Co., Ltd..............................    419,430   1,594,133
#   Continental Holdings Corp..............................  4,964,250   2,083,874
#*  Contrel Technology Co., Ltd............................  1,348,000     704,708
#   Coremax Corp...........................................    779,000   2,430,707
    Coretronic Corp........................................  4,980,600   6,853,756
#   Co-Tech Development Corp...............................  2,371,800   1,960,608
#   Cowealth Medical Holding Co., Ltd......................    143,150     214,642
    Coxon Precise Industrial Co., Ltd......................  1,235,000     599,538
    Creative Sensor, Inc...................................  1,138,000     673,580
#*  CSBC Corp. Taiwan......................................  1,970,033   2,062,479
    CTBC Financial Holding Co., Ltd........................ 64,976,931  43,510,532
    CTCI Corp..............................................  5,253,896   7,419,642
    C-Tech United Corp.....................................    197,819     107,949
#   Cub Elecparts, Inc.....................................    626,969   3,794,228
    CviLux Corp............................................    796,378     575,103
#   CX Technology Co., Ltd.................................    558,078     371,830
#   Cyberlink Corp.........................................    608,504   1,222,536
#   CyberPower Systems, Inc................................    450,000   1,048,920
#   CyberTAN Technology, Inc...............................  3,594,873   1,421,807
#   Cypress Technology Co., Ltd............................    381,100     702,732
#   DA CIN Construction Co., Ltd...........................  2,088,809   1,237,473
    Dadi Early-Childhood Education Group, Ltd..............    142,802     988,310
    Dafeng TV, Ltd.........................................    405,061     445,892
#   Da-Li Development Co., Ltd.............................  1,534,898   1,334,590
*   Danen Technology Corp..................................  4,108,000     377,899
#   Darfon Electronics Corp................................  2,275,700   2,623,770
#   Darwin Precisions Corp.................................  3,851,304   1,918,219
#   Davicom Semiconductor, Inc.............................    451,392     223,439
#   Daxin Materials Corp...................................    850,500   1,778,552
#   De Licacy Industrial Co., Ltd..........................  2,290,201   1,456,372

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
#*  Delpha Construction Co., Ltd...........................  1,249,754 $   634,481
#   Delta Electronics, Inc................................. 11,054,028  46,528,813
    Depo Auto Parts Ind Co., Ltd...........................  1,071,634   2,328,425
    Dimerco Data System Corp...............................     56,000      61,142
#   Dimerco Express Corp...................................    910,000     553,197
#*  D-Link Corp............................................  7,701,758   2,512,821
    Draytek Corp...........................................    173,000     148,820
    Dyaco International, Inc...............................     21,000      18,991
#   DYNACOLOR, Inc.........................................    267,000     310,048
*   Dynamic Electronics Co., Ltd...........................  3,001,583     710,611
    Dynapack International Technology Corp.................  1,699,000   2,136,364
    E Ink Holdings, Inc....................................  5,560,000   4,402,720
    E.Sun Financial Holding Co., Ltd....................... 43,481,956  28,870,713
    Eastern Media International Corp.......................  3,830,615   1,721,742
    Eclat Textile Co., Ltd.................................  1,061,518  12,639,177
    ECOVE Environment Corp.................................    245,000   1,354,128
*   Edimax Technology Co., Ltd.............................  2,002,423     540,280
#*  Edison Opto Corp.......................................  1,150,000     457,665
    Edom Technology Co., Ltd...............................  1,838,038     733,307
#   eGalax_eMPIA Technology, Inc...........................    481,451     608,013
#   Egis Technology, Inc...................................    813,000   2,564,379
    Elan Microelectronics Corp.............................  1,424,026   2,660,406
#*  E-Lead Electronic Co., Ltd.............................    532,846     222,805
#   E-LIFE MALL Corp.......................................    407,000     819,955
#   Elite Advanced Laser Corp..............................  1,867,320   3,263,910
#   Elite Material Co., Ltd................................  3,002,839   6,019,069
    Elite Semiconductor Memory Technology, Inc.............  2,730,390   2,627,485
#   Elitegroup Computer Systems Co., Ltd...................  3,906,028   1,607,762
#   eMemory Technology, Inc................................    573,000   4,251,761
    Emerging Display Technologies Corp.....................  1,185,000     345,731
*   ENG Electric Co., Ltd..................................  1,042,222     121,940
#   Ennoconn Corp..........................................    481,487   3,202,336
#   EnTie Commercial Bank Co., Ltd.........................  2,244,166     912,685
#   Epileds Technologies, Inc..............................  1,008,000     459,661
#   Epistar Corp........................................... 10,056,261   9,118,256
    Eslite Spectrum Corp. (The)............................     33,550     139,769
#   Eson Precision Ind. Co., Ltd...........................    878,000     789,146
    Eternal Materials Co., Ltd.............................  6,315,999   4,708,398
*   E-Ton Solar Tech Co., Ltd..............................  2,919,168     239,112
*   Etron Technology, Inc..................................  3,184,000     879,935
#   Eurocharm Holdings Co., Ltd............................    366,000   1,030,477
    Eva Airways Corp....................................... 26,468,696  12,125,152
#*  Everest Textile Co., Ltd...............................  3,722,632   1,446,236
    Evergreen International Storage & Transport Corp.......  5,761,000   2,385,562
    Evergreen Marine Corp. Taiwan, Ltd..................... 20,018,346   7,395,487
    Everlight Chemical Industrial Corp.....................  4,106,756   2,054,439
#   Everlight Electronics Co., Ltd.........................  4,771,570   4,111,115
#*  Everspring Industry Co., Ltd...........................    914,000     324,392
    Excellence Opto, Inc...................................    141,000      65,031
#   Excelliance Mos Corp...................................    147,000     373,883
#   Excelsior Medical Co., Ltd.............................  1,223,581   1,758,054
    EZconn Corp............................................    342,000     307,401
    Far Eastern Department Stores, Ltd..................... 11,311,000   5,657,326
    Far Eastern International Bank......................... 24,744,420   7,922,428
    Far Eastern New Century Corp........................... 17,858,705  17,962,591
    Far EasTone Telecommunications Co., Ltd................  9,137,000  21,773,311
#   Faraday Technology Corp................................  1,044,893   1,087,609
    Farglory F T Z Investment Holding Co., Ltd.............    614,000     368,905
#   Farglory Land Development Co., Ltd.....................  4,519,105   5,165,950

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CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
#*  Federal Corp...........................................  4,463,938 $ 1,574,661
#   Feedback Technology Corp...............................    268,200     635,396
    Feng Hsin Steel Co., Ltd...............................  3,148,131   5,972,409
    Feng TAY Enterprise Co., Ltd...........................  2,384,292  14,343,054
    Fine Blanking & Tool Co., Ltd..........................     35,000      39,619
#*  First Copper Technology Co., Ltd.......................  2,140,000     625,723
    First Financial Holding Co., Ltd....................... 41,814,942  26,453,919
#   First Hi-Tec Enterprise Co., Ltd.......................    708,496     712,317
    First Hotel............................................  1,245,293     553,267
    First Insurance Co., Ltd. (The)........................  2,151,640     939,503
#*  First Steamship Co., Ltd...............................  7,195,194   2,482,937
*   FIT Holding Co., Ltd...................................    953,436     557,709
#   FLEXium Interconnect, Inc..............................  3,465,724   8,761,841
    Flytech Technology Co., Ltd............................  1,028,070   2,312,223
#   FocalTech Systems Co., Ltd.............................  3,281,174   2,405,647
    FOCI Fiber Optic Communications, Inc...................     56,000      45,282
    Forest Water Environment Engineering Co., Ltd..........    355,000     650,021
#   Formosa Advanced Technologies Co., Ltd.................  1,828,000   1,817,981
    Formosa Chemicals & Fibre Corp......................... 11,807,198  42,848,986
    Formosa International Hotels Corp......................    526,975   2,276,813
#   Formosa Laboratories, Inc..............................  1,006,000   1,278,470
#   Formosa Oilseed Processing Co., Ltd....................    414,891   1,004,774
    Formosa Optical Technology Co., Ltd....................    200,000     371,566
    Formosa Petrochemical Corp.............................  5,374,000  21,215,349
    Formosa Plastics Corp.................................. 10,322,770  33,756,303
    Formosa Taffeta Co., Ltd...............................  5,824,460   6,348,882
#   Formosan Rubber Group, Inc.............................  3,602,143   1,666,446
#   Formosan Union Chemical................................  3,269,986   1,745,782
#   Fortune Electric Co., Ltd..............................    982,304     568,324
#   Founding Construction & Development Co., Ltd...........  1,443,882     747,024
    Foxconn Technology Co., Ltd............................  5,100,241  10,830,220
#   Foxsemicon Integrated Technology, Inc..................    666,402   2,332,394
#   Froch Enterprise Co., Ltd..............................  2,692,384   1,034,864
    FSP Technology, Inc....................................  1,478,619     819,542
    Fubon Financial Holding Co., Ltd....................... 31,154,387  48,878,255
#   Fulgent Sun International Holding Co., Ltd.............    877,240   1,278,079
#   Fullerton Technology Co., Ltd..........................    835,670     464,703
#   Fulltech Fiber Glass Corp..............................  4,267,540   2,061,386
#   Fwusow Industry Co., Ltd...............................    874,294     515,394
    G Shank Enterprise Co., Ltd............................  1,449,510   1,020,393
*   G Tech Optoelectronics Corp............................    953,955     316,472
#   Gallant Precision Machining Co., Ltd...................  1,684,000   1,247,287
#   GCS Holdings, Inc......................................    515,000     733,713
#   GEM Services, Inc......................................    722,700   1,231,233
#   Gemtek Technology Corp.................................  3,956,574   2,354,093
#   General Interface Solution Holding, Ltd................  1,734,000   5,791,365
#   General Plastic Industrial Co., Ltd....................    563,478     479,064
#   Generalplus Technology, Inc............................    645,000     618,234
*   Genesis Photonics, Inc.................................    474,116      32,807
    Genesys Logic, Inc.....................................    768,000     650,738
#   Genius Electronic Optical Co., Ltd.....................    677,810   4,402,906
*   Genmont Biotech, Inc...................................    132,314     110,757
    Genovate Biotechnology Co., Ltd........................    273,000     244,815
#   GeoVision, Inc.........................................    551,840     351,812
    Getac Technology Corp..................................  4,370,281   5,149,291
#   Giant Manufacturing Co., Ltd...........................  1,686,363   6,454,061
#   Giantplus Technology Co., Ltd..........................  3,055,000     906,239
#   Gigabyte Technology Co., Ltd...........................  5,819,750   7,651,736
#   Gigasolar Materials Corp...............................    241,820     663,983

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
TAIWAN -- (Continued)
#*  Gigastorage Corp.......................................  4,069,728 $    928,900
    Ginko International Co., Ltd...........................    551,000    3,146,018
#   Global Brands Manufacture, Ltd.........................  3,283,973    1,240,312
    Global Lighting Technologies, Inc......................    956,000    1,056,677
#   Global Mixed Mode Technology, Inc......................    592,000    1,144,050
#   Global PMX Co., Ltd....................................    432,000    1,006,903
#   Global Unichip Corp....................................    638,000    4,359,665
    Globalwafers Co., Ltd..................................  1,085,779    8,643,393
    Globe Union Industrial Corp............................  2,566,820    1,214,526
    Gloria Material Technology Corp........................  5,755,885    3,111,933
*   GlycoNex, Inc..........................................    129,000      101,106
*   Gold Circuit Electronics, Ltd..........................  5,158,747    1,711,083
    Golden Friends Corp....................................    104,400      183,172
    Goldsun Building Materials Co., Ltd.................... 13,113,672    3,464,558
    Good Way Technology Co., Ltd...........................     11,000        8,511
#   Good Will Instrument Co., Ltd..........................    224,342      153,148
#   Gourmet Master Co., Ltd................................    568,102    3,445,625
    Grand Fortune Securities Co., Ltd......................  1,129,000      293,232
#   Grand Ocean Retail Group, Ltd..........................  1,040,000    1,082,523
    Grand Pacific Petrochemical............................ 10,006,000    6,772,586
    Grand Plastic Technology Corp..........................    252,000      750,352
    GrandTech CG Systems, Inc..............................    372,000      437,307
    Grape King Bio, Ltd....................................  1,024,000    6,458,906
    Great China Metal Industry.............................  1,123,000      901,877
    Great Taipei Gas Co., Ltd..............................  1,548,000    1,422,138
#   Great Wall Enterprise Co., Ltd.........................  7,119,562    6,945,753
#   Greatek Electronics, Inc...............................  3,070,000    3,832,432
#*  Green Energy Technology, Inc...........................  3,148,640    1,031,200
#   Green River Holding Co., Ltd...........................     60,350      199,410
#   Green Seal Holding, Ltd................................    675,400      793,428
#   GTM Holdings Corp......................................  1,166,550      656,410
#   Gudeng Precision Industrial Co., Ltd...................    165,520      158,221
#   Hannstar Board Corp....................................  3,671,875    2,516,417
#   HannStar Display Corp.................................. 35,089,323    7,741,820
*   HannsTouch Solution, Inc...............................  6,112,391    1,136,266
#   Hanpin Electron Co., Ltd...............................    808,000      790,351
#   Harvatek Corp..........................................  1,518,839      612,040
#   Hey Song Corp..........................................  1,974,500    1,775,486
#   Hi-Clearance, Inc......................................    139,000      436,658
#   Highlight Tech Corp....................................    553,000      322,619
    Highwealth Construction Corp...........................  5,530,130    8,123,346
#   HIM International Music, Inc...........................    331,200      846,996
#   Hiroca Holdings, Ltd...................................    744,221    1,723,291
#*  HiTi Digital, Inc......................................    900,975      195,816
    Hitron Technology, Inc.................................  3,016,997    1,644,738
#   Hiwin Technologies Corp................................  1,513,191    9,820,772
    Ho Tung Chemical Corp.................................. 10,239,828    2,209,359
    Hocheng Corp...........................................  3,010,300      754,681
    Hold-Key Electric Wire & Cable Co., Ltd................    266,901       68,352
    Holiday Entertainment Co., Ltd.........................    524,400      972,779
#   Holtek Semiconductor, Inc..............................  1,721,000    3,260,386
#   Holy Stone Enterprise Co., Ltd.........................    668,675    2,109,743
    Hon Hai Precision Industry Co., Ltd.................... 44,249,403  112,638,996
    Hong Ho Precision Textile Co., Ltd.....................    207,000      156,416
    Hong Pu Real Estate Development Co., Ltd...............  2,919,554    1,871,048
#   Hong TAI Electric Industrial...........................  2,480,000      731,156
    Hong YI Fiber Industry Co..............................  1,736,680      859,126
#   Horizon Securities Co., Ltd............................  4,031,000      814,431
#   Hota Industrial Manufacturing Co., Ltd.................  1,961,762    8,259,296

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
TAIWAN -- (Continued)
#   Hotai Motor Co., Ltd...................................   1,459,000 $10,095,424
#   Hotron Precision Electronic Industrial Co., Ltd........     741,438     845,231
#   Hsin Kuang Steel Co., Ltd..............................   2,155,783   2,321,326
#   Hsin Yung Chien Co., Ltd...............................     289,100     721,006
    Hsing TA Cement Co.....................................     350,222     141,986
#*  HTC Corp...............................................   4,179,619   4,549,618
#   Hu Lane Associate, Inc.................................     970,688   2,481,001
#   HUA ENG Wire & Cable Co., Ltd..........................   4,436,000   1,240,246
    Hua Nan Financial Holdings Co., Ltd....................  29,696,447  16,773,662
    Huaku Development Co., Ltd.............................   2,879,400   5,857,098
#   Huang Hsiang Construction Corp.........................   1,482,735   1,193,017
#   Hung Ching Development & Construction Co., Ltd.........   1,375,000   1,036,260
    Hung Sheng Construction, Ltd...........................   6,531,880   5,554,023
    Huxen Corp.............................................     239,072     303,022
*   Hwa Fong Rubber Industrial Co., Ltd....................   2,639,112   1,075,518
    Hwacom Systems, Inc....................................     221,000      86,773
#   Ibase Technology, Inc..................................   1,283,345   1,343,602
#*  Ichia Technologies, Inc................................   3,428,255   1,536,293
#*  I-Chiun Precision Industry Co., Ltd....................   2,081,211     566,726
*   Ideal Bike Corp........................................   2,205,885     532,316
    IEI Integration Corp...................................   1,061,955   1,108,739
#   Infortrend Technology, Inc.............................   1,997,866     698,394
    Info-Tek Corp..........................................     475,000     216,257
    Innodisk Corp..........................................     843,466   2,915,558
#   Innolux Corp........................................... 106,352,151  32,293,219
#   Inpaq Technology Co., Ltd..............................     915,000     711,666
#   Intai Technology Corp..................................     332,000     845,122
    Integrated Service Technology, Inc.....................     630,610     677,472
#   IntelliEPI, Inc........................................     253,000     362,646
    International CSRC Investment Holdings Co..............   7,593,419   8,516,982
    International Games System Co., Ltd....................     761,000   3,385,432
#   Inventec Corp..........................................  17,186,276  13,889,963
#   Iron Force Industrial Co., Ltd.........................     526,682   1,045,240
#   I-Sheng Electric Wire & Cable Co., Ltd.................     859,000   1,108,280
    ITE Technology, Inc....................................   1,342,646   1,318,653
    ITEQ Corp..............................................   2,188,611   2,809,803
    J Touch Corp...........................................      22,100         404
    Jarllytec Co., Ltd.....................................     589,828     817,366
#   Jentech Precision Industrial Co., Ltd..................     561,156   1,043,121
    Jess-Link Products Co., Ltd............................   1,003,450     860,702
#   Jih Lin Technology Co., Ltd............................     265,000     583,989
    Jih Sun Financial Holdings Co., Ltd....................  12,597,192   3,658,916
    Jinan Acetate Chemical Co., Ltd........................       4,000      15,528
    Jinli Group Holdings, Ltd..............................   1,826,498     960,526
    Johnson Health Tech Co., Ltd...........................     706,247     725,901
#   Jourdeness Group, Ltd..................................     372,000     933,716
#   K Laser Technology, Inc................................   1,958,459     739,855
    Kaori Heat Treatment Co., Ltd..........................     696,321     794,406
    Kaulin Manufacturing Co., Ltd..........................   1,433,684     746,303
#   Kayee International Group Co., Ltd.....................      39,000     133,185
#   KEE TAI Properties Co., Ltd............................   5,125,101   1,941,633
#   Kenda Rubber Industrial Co., Ltd.......................   3,645,304   3,492,905
#   Kenmec Mechanical Engineering Co., Ltd.................   2,205,000     649,911
#   Kerry TJ Logistics Co., Ltd............................   1,379,000   1,625,964
    Key Ware Electronics Co., Ltd..........................     232,709      63,838
#   Kindom Construction Corp...............................   5,485,000   3,022,322
    King Chou Marine Technology Co., Ltd...................     788,800     868,512
#   King Slide Works Co., Ltd..............................     368,450   3,833,964
#   King Yuan Electronics Co., Ltd.........................  14,139,032   8,280,837

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EMERGING MARKETS CORE EQUITY PORTFOLIO
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
                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
    Kingcan Holdings, Ltd..................................    378,594 $   151,869
#   Kingpak Technology, Inc................................    333,782   1,332,859
    King's Town Bank Co., Ltd..............................  7,510,653   7,186,336
#   King's Town Construction Co., Ltd......................  1,213,690     736,580
#   Kinik Co...............................................  1,640,000   2,810,897
#*  Kinko Optical Co., Ltd.................................  1,324,772     981,622
#   Kinpo Electronics...................................... 14,429,892   4,324,288
    Kinsus Interconnect Technology Corp....................  3,224,476   4,231,324
#   KMC Kuei Meng International, Inc.......................    630,951   1,951,056
#   KNH Enterprise Co., Ltd................................    719,150     234,201
#   KS Terminals, Inc......................................  1,177,290   1,448,231
#   Kung Long Batteries Industrial Co., Ltd................    717,000   3,325,120
#   Kung Sing Engineering Corp.............................  3,026,000     696,673
#*  Kuo Toong International Co., Ltd.......................  2,682,545   1,816,448
#   Kuoyang Construction Co., Ltd..........................  5,340,418   1,941,052
    Kwong Fong Industries Corp.............................  1,034,733     464,008
#   Kwong Lung Enterprise Co., Ltd.........................    716,000     953,396
#   KYE Systems Corp.......................................  2,818,107     753,502
#   L&K Engineering Co., Ltd...............................  2,034,000   1,670,141
#   La Kaffa International Co., Ltd........................    168,947     349,433
#   LAN FA Textile.........................................  1,977,412     519,130
#   Land Mark Optoelectronics Corp.........................    504,600   3,353,886
#   Lanner Electronics, Inc................................  1,026,579   1,253,888
    Largan Precision Co., Ltd..............................    302,234  33,023,113
    Laser Tek Taiwan Co., Ltd..............................  1,000,144     934,728
#   Laster Tech Corp., Ltd.................................    514,000     512,274
    LCY Chemical Corp......................................  3,162,495   5,319,006
*   Leader Electronics, Inc................................    872,886     194,200
    Leadtrend Technology Corp..............................    166,926     108,669
#   Lealea Enterprise Co., Ltd............................. 10,891,965   3,335,846
#   Ledlink Optics, Inc....................................    613,858     536,822
    Ledtech Electronics Corp...............................    259,095      68,930
#   LEE CHI Enterprises Co., Ltd...........................  1,760,000     512,825
#   Lelon Electronics Corp.................................    880,765   1,197,011
#   Lemtech Holdings Co., Ltd..............................    220,000   1,079,713
*   Leofoo Development Co., Ltd............................  2,303,655     410,478
    LES Enphants Co., Ltd..................................  1,769,479     508,533
#   Lextar Electronics Corp................................  3,962,000   2,118,169
#   Li Cheng Enterprise Co., Ltd...........................  1,214,843   1,550,153
*   Li Peng Enterprise Co., Ltd............................  8,058,060   2,114,883
#   Lian HWA Food Corp.....................................    745,154     786,557
#*  Lida Holdings, Ltd.....................................    475,000     872,751
    Lien Hwa Industrial Corp...............................  6,149,476   6,063,645
    Lifestyle Global Enterprise, Inc.......................    120,000     399,266
    Lingsen Precision Industries, Ltd......................  4,087,490   1,108,935
#   Lion Travel Service Co., Ltd...........................    350,000     939,528
    Lite-On Semiconductor Corp.............................  2,417,887   1,957,921
#   Lite-On Technology Corp................................ 20,576,419  23,657,502
#   Long Bon International Co., Ltd........................  3,811,846   1,839,927
#   Long Chen Paper Co., Ltd...............................  6,252,493   3,197,890
#   Longwell Co............................................  1,116,000     920,680
#   Lotes Co., Ltd.........................................    585,920   3,291,218
#   Lu Hai Holding Corp....................................    338,790     305,927
#*  Lucky Cement Corp......................................  1,780,000     412,857
    Lumax International Corp., Ltd.........................    604,126   1,216,139
    Lung Yen Life Service Corp.............................    804,000   1,515,704
#*  LuxNet Corp............................................    753,189     395,283
#   Macauto Industrial Co., Ltd............................    585,000   1,347,019
#   Machvision, Inc........................................    349,000   3,590,806

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CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
#   Macroblock, Inc........................................    325,790 $   877,742
#   Macronix International................................. 15,967,837   8,890,882
#   Makalot Industrial Co., Ltd............................  2,313,416  12,413,818
    Marketech International Corp...........................     17,000      23,413
#   Materials Analysis Technology, Inc.....................    535,932     725,343
    Mayer Steel Pipe Corp..................................  1,493,905     669,809
#   Maywufa Co., Ltd.......................................    178,462      70,108
#   MediaTek, Inc..........................................  3,809,823  28,141,778
    Mega Financial Holding Co., Ltd........................ 36,974,220  31,309,523
#   Meiloon Industrial Co..................................  1,077,889     687,512
    Mercuries & Associates Holding, Ltd....................  4,747,049   3,058,310
*   Mercuries Life Insurance Co., Ltd...................... 12,847,054   5,634,847
    Merida Industry Co., Ltd...............................    715,588   2,512,113
#   Merry Electronics Co., Ltd.............................  1,352,594   5,861,958
#*  Microbio Co., Ltd......................................  3,696,358   1,998,597
    Microelectronics Technology, Inc.......................    246,772     128,063
    Microlife Corp.........................................    286,100     779,650
#   Micro-Star International Co., Ltd......................  4,943,465  11,012,424
    Mildef Crete, Inc......................................    572,000     694,931
#   MIN AIK Technology Co., Ltd............................  1,446,249     676,385
#   Mirle Automation Corp..................................  1,921,512   2,393,360
    Mitac Holdings Corp....................................  8,155,503   6,631,460
    MJ International Co., Ltd..............................     24,000      44,872
#   Mobiletron Electronics Co., Ltd........................    654,960     612,849
    momo.com, Inc..........................................    327,000   1,973,257
#*  Mosel Vitelic, Inc.....................................    276,899     204,940
#*  Motech Industries, Inc.................................  5,507,003   1,157,898
#   MPI Corp...............................................    795,000   1,306,115
    Nak Sealing Technologies Corp..........................    510,549   1,184,348
    Namchow Holdings Co., Ltd..............................  2,009,000   2,838,036
#   Nan Kang Rubber Tire Co., Ltd..........................  3,090,197   2,700,907
#   Nan Liu Enterprise Co., Ltd............................    264,000   1,338,969
    Nan Ren Lake Leisure Amusement Co., Ltd................  1,231,000     255,108
    Nan Ya Plastics Corp................................... 14,042,584  34,980,186
#   Nan Ya Printed Circuit Board Corp......................  2,962,211   2,369,074
    Nang Kuang Pharmaceutical Co., Ltd.....................    548,000     505,340
#   Nantex Industry Co., Ltd...............................  2,949,363   2,755,229
#   Nanya Technology Corp..................................  5,173,751   8,638,879
#   National Petroleum Co., Ltd............................    651,000     842,004
#   Netronix, Inc..........................................    804,000     817,933
*   New Asia Construction & Development Corp...............    873,423     173,061
    New Best Wire Industrial Co., Ltd......................    110,200     103,646
    New Era Electronics Co., Ltd...........................    540,000     261,444
*   Newmax Technology Co., Ltd.............................    449,916     747,666
#   Nexcom International Co., Ltd..........................    644,267     409,711
#   Nichidenbo Corp........................................  1,376,552   2,141,239
    Nien Hsing Textile Co., Ltd............................  1,389,656   1,026,312
    Nien Made Enterprise Co., Ltd..........................  1,069,000   6,629,691
    Niko Semiconductor Co., Ltd............................    121,000     108,141
#   Nishoku Technology, Inc................................    328,800     577,546
#   Nova Technology Corp...................................     64,000     305,148
#   Novatek Microelectronics Corp..........................  3,658,000  16,182,709
#   Nuvoton Technology Corp................................  1,005,000   1,191,723
    O-Bank Co., Ltd........................................  1,537,000     378,233
#*  Ocean Plastics Co., Ltd................................  1,159,000     961,090
#   On-Bright Electronics, Inc.............................    362,800   2,023,201
*   Optimax Technology Corp................................    204,366      18,546
#   OptoTech Corp..........................................  4,372,397   2,240,323
    Orient Europharma Co., Ltd.............................    392,000     641,024

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
                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
*   Orient Semiconductor Electronics, Ltd..................  6,238,000 $ 1,415,602
#   Oriental Union Chemical Corp...........................  7,972,819   7,234,931
#   O-TA Precision Industry Co., Ltd.......................    387,683     190,387
#   Pacific Construction Co................................  1,133,276     419,978
    Pacific Hospital Supply Co., Ltd.......................    500,000   1,082,701
#   Paiho Shih Holdings Corp...............................    850,608   1,127,951
#*  Pan Jit International, Inc.............................  3,617,860   2,615,943
#   Pan-International Industrial Corp......................  4,705,854   2,700,847
#   Pao long International Co., Ltd........................    321,000     147,666
#   Parade Technologies, Ltd...............................    593,805   7,903,250
#*  Paragon Technologies Co., Ltd..........................    740,626     396,247
#   Parpro Corp............................................    388,000     351,007
*   PChome Online, Inc.....................................    386,939   1,769,272
#   PCL Technologies, Inc..................................    413,280     815,499
#   P-Duke Technology Co., Ltd.............................    393,100     916,957
#   Pegatron Corp.......................................... 18,974,293  34,670,691
#   PharmaEngine, Inc......................................    217,190     735,306
*   PharmaEssentia Corp....................................     36,000     192,299
    Pharmally International Holding Co., Ltd...............    185,543   1,402,014
#*  Phihong Technology Co., Ltd............................  3,969,101   1,057,083
    Phison Electronics Corp................................  1,364,000   8,969,805
    Phoenix Tours International, Inc.......................    266,700     283,819
*   Pili International Multimedia Co., Ltd.................     26,400      32,523
#   Pixart Imaging, Inc....................................    578,000   1,532,015
    Planet Technology Corp.................................    181,000     310,906
    Plastron Precision Co., Ltd............................    330,012     141,446
#   Plotech Co., Ltd.......................................    684,000     335,351
#   Polytronics Technology Corp............................    565,408     929,375
#   Posiflex Technology, Inc...............................    524,939   1,601,969
    Pou Chen Corp.......................................... 20,077,005  20,373,098
    Power Wind Health Industry, Inc........................     97,351     455,982
*   Powertech Industrial Co., Ltd..........................     33,000      13,420
    Powertech Technology, Inc..............................  7,520,580  16,496,747
    Poya International Co., Ltd............................    412,515   3,594,927
    President Chain Store Corp.............................  2,727,728  30,856,480
    President Securities Corp..............................  9,433,144   3,822,335
    Primax Electronics, Ltd................................  4,180,000   5,649,435
*   Prime Electronics & Satellitics, Inc...................    834,511     110,347
    Prince Housing & Development Corp...................... 11,079,140   3,618,427
#*  Princeton Technology Corp..............................  1,205,000     254,073
    Pro Hawk Corp..........................................     65,000     268,694
#   Promate Electronic Co., Ltd............................  1,293,000   1,148,862
*   Promise Technology, Inc................................  1,584,538     424,706
#   Prosperity Dielectrics Co., Ltd........................    764,687   1,230,359
    P-Two Industries, Inc..................................    209,000     134,847
#   Qisda Corp............................................. 15,410,525   8,764,365
#   QST International Corp.................................    642,000   1,399,547
#   Qualipoly Chemical Corp................................  1,000,893     856,807
#   Quang Viet Enterprise Co., Ltd.........................    159,000     538,542
    Quanta Computer, Inc................................... 13,288,436  21,018,268
#   Quanta Storage, Inc....................................  2,418,000   1,662,171
#   Quintain Steel Co., Ltd................................  3,069,215     811,970
#   Radiant Opto-Electronics Corp..........................  5,893,692  15,488,785
*   Radium Life Tech Co., Ltd..............................  6,182,861   3,051,583
#   Rafael Microelectronics, Inc...........................    237,000     755,950
    Realtek Semiconductor Corp.............................  2,661,861  10,718,591
#   Rechi Precision Co., Ltd...............................  4,260,292   3,139,136
#   Rexon Industrial Corp., Ltd............................    222,559     377,659
#   Rich Development Co., Ltd..............................  6,660,769   1,887,842

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
                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
#   RichWave Technology Corp...............................    617,100 $   734,987
#*  Right WAY Industrial Co., Ltd..........................    288,000     203,341
*   Ritek Corp............................................. 14,274,382   4,578,275
#*  Roo Hsing Co., Ltd.....................................  4,678,000   2,063,505
#   Rotam Global Agrosciences, Ltd.........................    743,217     441,777
    Ruentex Development Co., Ltd...........................  3,715,827   5,157,040
#   Ruentex Engineering & Construction Co..................    295,000     369,429
    Ruentex Industries, Ltd................................  2,762,294   6,940,859
#   Run Long Construction Co., Ltd.........................    643,352   1,119,960
#   Sagittarius Life Science Corp..........................    194,744     242,391
#   Samebest Co., Ltd......................................    259,200   1,323,320
    Sampo Corp.............................................  4,891,119   1,829,144
#   San Fang Chemical Industry Co., Ltd....................  1,340,659   1,001,461
#   San Far Property, Ltd..................................    481,331     176,475
#   San Shing Fastech Corp.................................    941,622   1,507,235
    Sanitar Co., Ltd.......................................    425,000     494,214
#   Sanyang Motor Co., Ltd.................................  4,485,802   2,874,729
#*  Savior Lifetec Corp....................................    434,000     222,206
    Scan-D Corp............................................     10,000      14,232
#   SCI Pharmtech, Inc.....................................    335,312     782,925
#   Scientech Corp.........................................    524,000     894,081
    ScinoPharm Taiwan, Ltd.................................    581,075     428,886
#   SDI Corp...............................................  1,356,000   2,951,071
#   Sea Sonic Electronics Co., Ltd.........................    202,000     182,357
    Senao International Co., Ltd...........................    567,547     631,341
#   Senao Networks, Inc....................................    302,000     806,420
#   Sercomm Corp...........................................  2,499,000   3,996,870
#   Sesoda Corp............................................  1,945,168   1,467,913
    Shan-Loong Transportation Co., Ltd.....................    616,247     560,173
    Sharehope Medicine Co., Ltd............................    563,262     467,392
    Sheng Yu Steel Co., Ltd................................  1,274,000     806,609
    ShenMao Technology, Inc................................    834,450     543,880
#   Shieh Yih Machinery Industry Co., Ltd..................    447,000     157,019
    Shih Her Technologies, Inc.............................    468,000     440,696
*   Shih Wei Navigation Co., Ltd...........................  2,568,723     607,532
#   Shihlin Electric & Engineering Corp....................  1,601,787   2,075,702
    Shin Hai Gas Corp......................................      8,242      10,175
#   Shin Kong Financial Holding Co., Ltd................... 65,952,123  21,744,609
    Shin Shin Natural Gas Co...............................      9,480       9,731
    Shin Zu Shing Co., Ltd.................................  1,750,245   4,302,039
    Shinih Enterprise Co., Ltd.............................    119,000      61,439
*   Shining Building Business Co., Ltd.....................  4,209,359   1,337,211
    Shinkong Insurance Co., Ltd............................  2,337,784   2,711,323
    Shinkong Synthetic Fibers Corp......................... 13,892,844   4,702,951
    Shinkong Textile Co., Ltd..............................    874,169   1,148,303
#   Shiny Chemical Industrial Co., Ltd.....................    701,717   1,736,241
#   ShunSin Technology Holding, Ltd........................    181,000     353,470
#*  Shuttle, Inc...........................................  2,782,000     923,862
#   Sigurd Microelectronics Corp...........................  4,336,877   3,899,093
#   Silergy Corp...........................................    153,000   1,949,287
#*  Silicon Integrated Systems Corp........................  5,527,817   1,311,107
#*  Silitech Technology Corp...............................  1,586,117     596,104
    Simplo Technology Co., Ltd.............................  1,455,880   8,467,097
    Sinbon Electronics Co., Ltd............................  2,267,849   6,267,007
    Sincere Navigation Corp................................  3,708,370   1,915,446
#   Single Well Industrial Corp............................    439,279     226,383
    Sinher Technology, Inc.................................    566,000     843,125
    Sinmag Equipment Corp..................................    430,519   1,732,919
    Sino-American Electronic Co., Ltd......................    247,836       5,482

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
                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
    Sino-American Silicon Products, Inc....................  5,383,000 $10,080,238
#   Sinon Corp.............................................  4,549,740   2,472,179
    SinoPac Financial Holdings Co., Ltd.................... 47,903,497  16,295,433
#   Sinopower Semiconductor, Inc...........................    127,000     356,370
    Sinphar Pharmaceutical Co., Ltd........................  1,089,507     656,266
    Sinyi Realty Co........................................  1,893,314   1,805,059
    Sirtec International Co., Ltd..........................  1,125,000     781,068
#   Sitronix Technology Corp...............................  1,372,774   3,557,946
#   Siward Crystal Technology Co., Ltd.....................  2,146,705   1,054,514
#   Soft-World International Corp..........................    845,000   1,810,287
#*  Solar Applied Materials Technology Co..................  2,903,054   1,646,295
#   Solomon Technology Corp................................  1,552,000     846,388
#   Solteam Electronics Co., Ltd...........................    666,930     511,943
#   Song Shang Electronics Co., Ltd........................    994,240     438,589
    Sonix Technology Co., Ltd..............................    911,000     780,709
    Southeast Cement Co., Ltd..............................  1,181,000     529,310
#*  Speed Tech Corp........................................    298,000     391,872
#   Spirox Corp............................................  1,025,540     914,701
#   Sporton International, Inc.............................    552,479   2,058,799
#   St Shine Optical Co., Ltd..............................    440,000   7,854,970
#   Standard Chemical & Pharmaceutical Co., Ltd............  1,028,040     972,665
    Standard Foods Corp....................................  2,053,734   3,088,143
    Stark Technology, Inc..................................    905,520   1,060,868
    Sun Race Sturmey-Archer, Inc...........................     46,000      28,041
    Sunjuice Holdings Co., Ltd.............................     45,000     203,967
#   Sunko INK Co., Ltd.....................................    479,000     141,078
#   Sunny Friend Environmental Technology Co., Ltd.........    570,000   4,116,124
#   Sunonwealth Electric Machine Industry Co., Ltd.........  2,843,001   3,090,764
#   Sunplus Technology Co., Ltd............................  6,355,153   2,143,098
    Sunrex Technology Corp.................................  1,493,511     737,434
#   Sunspring Metal Corp...................................  1,104,000   1,069,267
#   Supreme Electronics Co., Ltd...........................  4,839,857   4,080,755
#   Swancor Holding Co., Ltd...............................    900,061   1,713,405
    Sweeten Real Estate Development Co., Ltd...............    917,527     585,607
#   Symtek Automation Asia Co., Ltd........................    472,420     704,053
    Syncmold Enterprise Corp...............................  1,696,000   2,811,776
#   Synmosa Biopharma Corp.................................    256,016     207,034
    Synnex Technology International Corp...................  8,316,732   8,974,886
    Sysage Technology Co., Ltd.............................    829,779     764,047
*   Sysgration.............................................    827,806     187,140
    Systex Corp............................................  1,354,293   2,713,479
    T3EX Global Holdings Corp..............................  1,110,000     901,895
#   TA Chen Stainless Pipe................................. 10,201,348  14,415,007
#   Ta Liang Technology Co., Ltd...........................    416,000     554,064
#   Ta Ya Electric Wire & Cable............................  6,670,520   2,356,001
#   Ta Yih Industrial Co., Ltd.............................    371,000     653,707
#   Tah Hsin Industrial Corp...............................    456,300     375,720
    TAI Roun Products Co., Ltd.............................    263,000     102,097
#   TA-I Technology Co., Ltd...............................  1,214,446   1,780,561
#*  Tai Tung Communication Co., Ltd........................    966,353     489,365
    Taichung Commercial Bank Co., Ltd...................... 26,413,302   8,716,145
    TaiDoc Technology Corp.................................    652,532   2,748,631
#   Taiflex Scientific Co., Ltd............................  2,236,460   2,183,294
#*  TaiMed Biologics, Inc..................................    392,000   2,448,317
#   Taimide Tech, Inc......................................  1,422,800   2,005,407
#   Tainan Enterprises Co., Ltd............................  1,015,289     558,159
#   Tainan Spinning Co., Ltd............................... 11,360,791   4,467,760
#*  Tainergy Tech Co., Ltd.................................  2,852,000     424,442
    Tainet Communication System Corp.......................     62,000     117,224

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
TAIWAN -- (Continued)
#   Tai-Saw Technology Co., Ltd............................    309,960 $    157,244
    Taishin Financial Holding Co., Ltd..................... 44,699,918   19,917,007
#   Taisun Enterprise Co., Ltd.............................  2,954,775    1,445,878
#*  Taita Chemical Co., Ltd................................  2,571,609      900,903
    Taiwan Business Bank................................... 30,182,974    9,963,863
    Taiwan Cement Corp..................................... 23,125,374   25,994,878
#   Taiwan Chinsan Electronic Industrial Co., Ltd..........    744,448      839,725
#   Taiwan Cogeneration Corp...............................  4,134,657    3,493,117
    Taiwan Cooperative Financial Holding Co., Ltd.......... 32,781,264   18,463,360
    Taiwan FamilyMart Co., Ltd.............................    214,000    1,453,166
#   Taiwan Fertilizer Co., Ltd.............................  5,859,000    7,968,114
#   Taiwan Fire & Marine Insurance Co., Ltd................  1,340,880      862,881
#   Taiwan FU Hsing Industrial Co., Ltd....................  1,676,000    1,719,346
    Taiwan Glass Industry Corp.............................  8,190,904    3,522,355
    Taiwan High Speed Rail Corp............................  7,739,000    7,690,256
    Taiwan Hon Chuan Enterprise Co., Ltd...................  3,256,545    5,022,352
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd..........  1,900,000    1,167,843
*   Taiwan IC Packaging Corp...............................     81,000       11,789
*   Taiwan Land Development Corp........................... 10,445,009    2,702,029
#*  Taiwan Line Tek Electronic.............................    697,071      567,896
#*  Taiwan Mask Corp.......................................    992,050      681,959
    Taiwan Mobile Co., Ltd.................................  5,551,900   19,838,644
    Taiwan Navigation Co., Ltd.............................  2,155,720    1,419,292
#   Taiwan Paiho, Ltd......................................  2,583,152    3,825,832
    Taiwan PCB Techvest Co., Ltd...........................  3,063,816    2,395,730
#   Taiwan Pulp & Paper Corp...............................  2,796,260    1,544,542
#   Taiwan Sakura Corp.....................................  1,391,243    1,505,234
    Taiwan Sanyo Electric Co., Ltd.........................    456,650      330,955
#   Taiwan Secom Co., Ltd..................................  1,631,405    4,643,894
    Taiwan Semiconductor Co., Ltd..........................  2,686,000    4,040,024
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR........................................ 10,778,196  410,649,268
    Taiwan Semiconductor Manufacturing Co., Ltd............ 41,147,652  308,911,148
    Taiwan Shin Kong Security Co., Ltd.....................  1,457,561    1,576,365
    Taiwan Styrene Monomer.................................  6,481,404    4,830,336
#   Taiwan Surface Mounting Technology Corp................  3,320,674    3,627,252
    Taiwan Taxi Co., Ltd...................................    130,200      231,350
#*  Taiwan TEA Corp........................................  8,313,896    4,209,395
#   Taiwan Union Technology Corp...........................  2,259,000    6,217,419
#   Taiyen Biotech Co., Ltd................................  1,352,910    1,282,745
#*  Tatung Co., Ltd........................................ 15,969,588   18,667,334
#   Tayih Lun An Co., Ltd..................................    106,000       61,049
    TCI Co., Ltd...........................................    626,885    8,781,944
    Te Chang Construction Co., Ltd.........................    377,980      243,018
#   Teco Electric and Machinery Co., Ltd................... 14,143,000    8,137,337
    Tehmag Foods Corp......................................     88,600      558,043
    Ten Ren Tea Co., Ltd...................................    180,170      214,420
    Test Research, Inc.....................................  1,267,370    1,762,657
    Test-Rite International Co., Ltd.......................  2,489,166    1,806,880
#*  Tex-Ray Industrial Co., Ltd............................  1,233,000      357,733
#   Thinking Electronic Industrial Co., Ltd................    995,058    1,990,172
#   Thye Ming Industrial Co., Ltd..........................  1,609,992    1,654,389
#   T-Mac Techvest PCB Co., Ltd............................    568,000      224,314
    Ton Yi Industrial Corp.................................  6,216,300    2,653,551
#   Tong Hsing Electronic Industries, Ltd..................  1,231,534    3,679,553
#   Tong Yang Industry Co., Ltd............................  4,535,341    5,128,437
*   Tong-Tai Machine & Tool Co., Ltd.......................  2,139,804    1,202,584
#   TOPBI International Holdings, Ltd......................    832,485    2,439,999
    Topco Scientific Co., Ltd..............................  1,365,050    2,831,154
#   Topco Technologies Corp................................    260,000      552,157

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
TAIWAN -- (Continued)
    Topkey Corp............................................      61,000 $   175,670
    Topoint Technology Co., Ltd............................   1,581,993     881,078
#   Toung Loong Textile Manufacturing......................     982,000   1,035,488
#   TPK Holding Co., Ltd...................................   3,994,000   6,227,291
#   Trade-Van Information Services Co......................     344,000     359,662
#   Transcend Information, Inc.............................   1,326,870   2,774,485
    Tripod Technology Corp.................................   3,701,660   8,944,468
#*  TrueLight Corp.........................................     687,600     479,329
#   Tsang Yow Industrial Co., Ltd..........................   1,088,000     619,729
    Tsann Kuen Enterprise Co., Ltd.........................     770,441     482,315
#   TSC Auto ID Technology Co., Ltd........................     336,700   1,874,668
*   TSEC Corp..............................................   4,462,514     719,757
#   TSRC Corp..............................................   4,424,154   4,086,538
#   Ttet Union Corp........................................     318,000   1,000,485
    TTFB Co., Ltd..........................................     119,000     859,458
    TTY Biopharm Co., Ltd..................................   1,869,991   4,888,147
#   Tul Corp...............................................     361,600     499,151
    Tung Ho Steel Enterprise Corp..........................   8,515,645   5,776,748
#   Tung Thih Electronic Co., Ltd..........................     706,848   1,448,138
#   TURVO International Co., Ltd...........................     875,515   1,852,446
#*  TWi Pharmaceuticals, Inc...............................     289,000     572,689
#   TXC Corp...............................................   2,593,762   2,593,968
#   TYC Brother Industrial Co., Ltd........................   2,748,333   2,035,520
*   Tycoons Group Enterprise...............................   3,519,023     758,507
#   Tyntek Corp............................................   2,905,413   1,432,127
#   UDE Corp...............................................     713,000     542,178
#   Ultra Chip, Inc........................................     576,000     721,395
    U-Ming Marine Transport Corp...........................   3,759,200   3,936,820
    Unimicron Technology Corp..............................  17,385,563   8,497,418
#   Union Bank Of Taiwan...................................   7,176,359   2,238,360
    Union Insurance Co., Ltd...............................     589,895     349,689
    Uni-President Enterprises Corp.........................  26,452,734  64,117,522
    Unitech Computer Co., Ltd..............................     850,365     502,324
#   Unitech Printed Circuit Board Corp.....................   6,000,839   2,528,573
    United Integrated Services Co., Ltd....................   2,162,800   3,872,456
#   United Microelectronics Corp........................... 127,663,441  48,650,151
#   United Orthopedic Corp.................................     615,468     737,049
#   United Radiant Technology..............................   1,187,000     557,144
#*  United Renewable Energy Co., Ltd.......................  22,983,900   5,119,674
#*  Unity Opto Technology Co., Ltd.........................   4,328,276   1,169,147
    Univacco Technology, Inc...............................      52,000      30,378
    Universal Cement Corp..................................   3,493,790   2,117,521
#*  Universal Microelectronics Co., Ltd....................     240,000     152,867
#   Universal Microwave Technology, Inc....................     569,272   1,269,480
*   Unizyx Holding Corp....................................   3,485,496   1,174,820
#   UPC Technology Corp....................................   9,260,602   3,407,891
#   Userjoy Technology Co., Ltd............................     289,380     523,979
#   USI Corp...............................................   9,501,226   3,631,127
    Usun Technology Co., Ltd...............................     450,100     451,955
#   Utechzone Co., Ltd.....................................     621,000   1,047,300
    Vanguard International Semiconductor Corp..............   7,269,000  13,448,743
#   Ve Wong Corp...........................................     704,524     560,347
#   VHQ Media Holdings, Ltd................................     324,000   1,031,425
    Victory New Materials, Ltd. Co.........................   1,353,000     887,132
#   Visual Photonics Epitaxy Co., Ltd......................   1,668,224   3,014,761
    Vivotek, Inc...........................................     172,200     535,573
    Voltronic Power Technology Corp........................     347,350   5,622,384
#   Wafer Works Corp.......................................   2,507,909   2,556,027
#   Waffer Technology Co., Ltd.............................   1,419,000     747,270

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TAIWAN -- (Continued)
*   Wah Hong Industrial Corp...............................    364,280 $   200,532
    Wah Lee Industrial Corp................................  1,698,000   2,663,325
    Walsin Lihwa Corp...................................... 24,578,307  12,224,333
#   Walsin Technology Corp.................................  2,963,496  12,522,827
#   Walton Advanced Engineering, Inc.......................  3,862,662   1,291,646
    Wan Hai Lines, Ltd.....................................  5,818,026   2,845,485
    WAN HWA Enterprise Co..................................    556,452     221,516
    Waterland Financial Holdings Co., Ltd.................. 16,225,280   5,276,171
#*  Wei Chuan Foods Corp...................................  1,178,000     726,699
#   Weikeng Industrial Co., Ltd............................  2,706,754   1,674,272
#   Well Shin Technology Co., Ltd..........................    979,443   1,448,212
#*  Wha Yu Industrial Co., Ltd.............................    556,000     278,016
    Wholetech System Hitech, Ltd...........................    270,000     250,151
#   Win Semiconductors Corp................................  2,808,248   8,673,815
#   Winbond Electronics Corp............................... 33,197,188  14,462,486
    Winmate, Inc...........................................    127,000     205,740
#   Winstek Semiconductor Co., Ltd.........................    794,000     579,811
    Wintek Corp............................................  6,349,135      70,400
#   Wisdom Marine Lines Co., Ltd...........................  3,781,595   3,615,738
#   Wisechip Semiconductor, Inc............................    179,846     285,567
#   Wistron Corp........................................... 24,035,169  14,734,615
    Wistron NeWeb Corp.....................................  3,070,515   7,164,946
    Wowprime Corp..........................................    948,000   2,504,638
#   WPG Holdings, Ltd......................................  9,890,957  11,779,991
    WT Microelectronics Co., Ltd...........................  4,526,789   5,839,115
#*  WUS Printed Circuit Co., Ltd...........................  2,650,700   1,244,038
    XAC Automation Corp....................................    817,000     616,157
    XPEC Entertainment, Inc................................     63,985       5,128
    Xxentria Technology Materials Corp.....................  1,170,736   2,235,905
#   Yageo Corp.............................................  1,550,231  15,896,242
*   Yang Ming Marine Transport Corp........................ 13,312,491   3,687,579
#   YC Co., Ltd............................................  4,507,107   1,883,435
    YC INOX Co., Ltd.......................................  3,364,560   2,690,570
    YCC Parts Manufacturing Co., Ltd.......................     51,000      53,733
    Yea Shin International Development Co., Ltd............  1,614,715     798,826
#   Yeong Guan Energy Technology Group Co., Ltd............  1,224,774   1,662,456
#   YFC-Boneagle Electric Co., Ltd.........................  1,232,000     994,030
    YFY, Inc............................................... 14,507,997   5,263,049
#   Yi Jinn Industrial Co., Ltd............................  3,086,096   1,225,218
    Yieh Phui Enterprise Co., Ltd.......................... 12,560,865   3,902,592
#   Yonyu Plastics Co., Ltd................................  1,029,050   1,087,095
#   Young Fast Optoelectronics Co., Ltd....................  1,553,137     767,946
#*  Young Optics, Inc......................................    322,214     663,566
#   Youngtek Electronics Corp..............................  1,384,569   1,698,212
    Yuanta Financial Holding Co., Ltd...................... 43,940,301  21,368,103
    Yuanta Futures Co., Ltd................................     41,000      52,804
    Yuen Chang Stainless Steel Co., Ltd....................     26,000      19,106
#   Yulon Finance Corp.....................................  1,472,000   4,054,062
#   Yulon Motor Co., Ltd...................................  9,737,715   5,693,480
#   Yung Chi Paint & Varnish Manufacturing Co., Ltd........    385,350     921,802
    Yungshin Construction & Development Co., Ltd...........    543,200     525,058
    YungShin Global Holding Corp...........................  1,178,400   1,508,418
    Yungtay Engineering Co., Ltd...........................  2,992,000   5,467,727
    Zeng Hsing Industrial Co., Ltd.........................    692,974   3,217,494
#   Zenitron Corp..........................................  2,014,000   1,279,038
#   Zero One Technology Co., Ltd...........................  1,126,000     681,387
    Zhen Ding Technology Holding, Ltd......................  4,791,150  10,962,028
    Zig Sheng Industrial Co., Ltd..........................  6,948,638   2,040,760
#   Zinwell Corp...........................................  3,183,979   1,774,006

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares       Value>>
                                                            ----------- --------------
TAIWAN -- (Continued)
#   Zippy Technology Corp..................................   1,317,028 $    1,239,676
#   ZongTai Real Estate Development Co., Ltd...............   3,082,250      1,622,254
                                                                        --------------
TOTAL TAIWAN...............................................              4,061,703,620
                                                                        --------------
THAILAND -- (3.7%)
    AAPICO Hitech PCL......................................     125,100         93,589
    AAPICO Hitech PCL......................................     768,780        575,136
    Advanced Info Service PCL..............................   3,625,809     21,437,664
    Advanced Information Technology PCL....................     549,600        344,847
    AEON Thana Sinsap Thailand PCL.........................     197,100      1,159,412
    AEON Thana Sinsap Thailand PCL.........................      11,200         65,882
    After You PCL..........................................     160,600         35,608
    Airports of Thailand PCL...............................  15,631,000     30,177,496
*   AJ Advance Technology PCL..............................  15,987,600        178,444
    AJ Plast PCL...........................................   1,649,700        480,229
    Amata Corp. PCL........................................   6,028,100      4,382,420
    Ananda Development PCL.................................  18,769,700      2,615,868
    AP Thailand PCL........................................  16,829,536      4,162,962
    Asia Aviation PCL......................................  18,198,700      2,195,922
    Asia Capital Group PCL.................................     875,900        155,892
    Asia Plus Group Holdings PCL...........................  11,912,900      1,344,019
    Asia Plus Group Holdings PCL...........................     799,600         90,211
    Asia Sermkij Leasing PCL...............................   1,076,300        759,741
    Asian Insulators PCL...................................   9,576,560         67,166
    Asian Phytoceuticals PCL...............................      34,523          4,624
    Asian Seafoods Coldstorage PCL.........................   1,643,100        361,829
    B Grimm Power PCL......................................     952,300        804,356
    Bangchak Corp. PCL.....................................   4,895,500      4,873,348
    Bangkok Airways PCL....................................   6,640,200      2,343,600
    Bangkok Aviation Fuel Services PCL.....................   2,503,142      2,510,693
    Bangkok Bank PCL.......................................     806,700      5,158,986
    Bangkok Chain Hospital PCL.............................  14,329,250      8,428,971
    Bangkok Dusit Medical Services PCL.....................  13,373,000      9,883,514
    Bangkok Expressway & Metro PCL.........................  57,062,555     14,631,424
    Bangkok Insurance PCL..................................      21,940        232,306
    Bangkok Land PCL....................................... 145,260,104      7,536,874
    Bangkok Life Assurance PCL.............................   3,239,140      3,102,344
    Bangkok Ranch PCL......................................   5,742,800        845,396
    Banpu PCL..............................................  16,661,610      8,745,460
    Banpu Power PCL........................................   1,566,600      1,129,464
    Beauty Community PCL...................................  17,700,000      5,339,366
*   BEC World PCL..........................................  13,788,000      2,537,158
    Berli Jucker PCL.......................................   4,101,050      6,896,939
    Better World Green PCL.................................  21,029,800        767,604
    Big Camera Corp. PCL...................................  21,819,200      1,145,261
*   BJC Heavy Industries PCL...............................   2,734,400        191,367
    BTS Group Holdings PCL.................................  15,976,400      4,409,776
    Bumrungrad Hospital PCL................................   2,162,800     12,591,867
    Buriram Sugar PCL......................................   1,876,960        385,017
    Cal-Comp Electronics Thailand PCL......................  19,781,728      1,157,664
    Carabao Group PCL......................................     920,300      1,256,216
    Central Pattana PCL....................................   5,485,900     13,073,487
    Central Plaza Hotel PCL................................   5,119,200      6,215,620
    CH Karnchang PCL.......................................   3,092,367      2,378,744
    Charoen Pokphand Foods PCL.............................  21,426,000     16,319,955
    Charoong Thai Wire & Cable PCL.........................   1,034,400        285,513
    Christiani & Nielsen Thai..............................   2,094,400        136,468
    Chularat Hospital PCL..................................  50,101,300      3,838,833
*   CIMB Thai Bank PCL.....................................   1,623,900         41,638

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
THAILAND -- (Continued)
    CK Power PCL........................................... 27,138,010 $ 4,093,214
    COL PCL................................................    308,000     222,986
    Com7 PCL...............................................  6,118,400   3,820,539
*   Country Group Development PCL.......................... 15,854,500     640,876
    Country Group Holdings PCL.............................  6,787,311     212,935
    CP ALL PCL............................................. 16,271,500  33,009,302
    Delta Electronics Thailand PCL.........................  2,167,900   4,512,371
*   Demco PCL..............................................  1,370,900     152,184
    Dhipaya Insurance PCL..................................  3,200,000   2,258,824
    Diamond Building Products PCL..........................  1,041,800     177,562
    Dynasty Ceramic PCL.................................... 26,341,360   1,827,606
    Eastern Polymer Group PCL..............................  4,286,800     995,727
    Eastern Printing PCL...................................    816,428      84,229
    Eastern Printing PCL...................................     34,876       3,598
    Eastern Water Resources Development and Management
      PCL..................................................  3,877,000   1,298,181
    Electricity Generating PCL.............................    895,800   6,242,226
    Electricity Generating PCL.............................    147,500   1,027,828
    Energy Absolute PCL....................................  7,415,300  11,072,620
*   Energy Earth PCL.......................................  3,836,900      31,691
    Erawan Group PCL (The)................................. 16,529,600   3,640,002
    Esso Thailand PCL...................................... 12,454,700   5,447,757
    Forth Corp. PCL........................................    878,100     177,474
    Forth Smart Service PCL................................  3,762,700     873,991
    Fortune Parts Industry PCL.............................  4,101,300     244,965
*   G J Steel PCL..........................................  6,467,310      48,773
    GFPT PCL...............................................  7,297,322   3,147,864
    Global Green Chemicals PCL.............................  1,439,100     468,847
    Global Power Synergy PCL...............................  2,465,500   4,295,102
    Glow Energy PCL........................................  3,022,700   7,636,535
*   GMM Grammy PCL.........................................    370,000      85,943
    Golden Land Property Development PCL...................  8,361,070   2,320,418
    Golden Land Property Development PCL...................    816,400     226,573
    Grand Canal Land PCL...................................  8,339,600     739,621
    Grande Asset Hotels & Property PCL.....................  2,158,431      64,460
*   Group Lease PCL........................................  1,938,700     406,454
    Hana Microelectronics PCL..............................  3,448,557   3,771,046
    Home Product Center PCL................................ 32,325,715  14,529,507
    ICC International PCL..................................     51,000      60,769
    Ichitan Group PCL......................................  5,242,000     629,356
    Indorama Ventures PCL..................................  8,188,100  13,399,832
*   Inter Far East Energy Corp.............................  4,117,300      72,199
    Interhides PCL.........................................  1,293,200     354,996
    Interlink Communication PCL............................    922,050     124,609
    Intouch Holdings PCL...................................  2,612,200   4,176,368
    Intouch Holdings PCL...................................    180,100     287,943
    IRPC PCL............................................... 59,262,890  10,905,087
*   Italian-Thai Development PCL........................... 25,729,519   2,126,663
    Jasmine International PCL.............................. 52,325,900   8,129,061
    Jay Mart PCL...........................................  3,995,645     626,768
    JMT Network Services PCL...............................    462,700     143,765
*   JSP Property PCL.......................................  1,090,100      16,771
    Jubilee Enterprise PCL.................................    102,600      52,615
    JWD Infologistics PCL..................................  2,833,500     628,242
    Kang Yong Electric PCL.................................      1,400      17,484
    Karmarts PCL...........................................  5,364,066     682,846
    Kasikornbank PCL.......................................  1,466,600   8,826,145
    Kasikornbank PCL.......................................  2,994,800  18,023,004
    KCE Electronics PCL....................................  6,060,464   6,810,024
    KGI Securities Thailand PCL............................ 13,846,900   1,837,899

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
THAILAND -- (Continued)
    Khon Kaen Sugar Industry PCL........................... 18,837,148 $  1,886,556
*   Khonburi Sugar PCL.....................................    284,500       36,560
    Kiatnakin Bank PCL.....................................  3,035,507    6,524,280
    Krung Thai Bank PCL.................................... 20,753,875   12,583,797
    Krungthai Card PCL.....................................  8,989,000    9,422,858
    Lam Soon Thailand PCL..................................  2,797,200      381,398
    Land & Houses PCL......................................  3,326,700    1,033,635
    Land & Houses PCL...................................... 12,114,380    3,764,046
    Lanna Resources PCL....................................  2,397,350    1,034,151
    LH Financial Group PCL................................. 51,067,127    2,310,730
    Loxley PCL............................................. 12,373,435      768,907
    LPN Development PCL.................................... 10,131,696    2,857,658
    Major Cineplex Group PCL...............................  5,507,600    3,920,946
    Malee Group PCL........................................  1,484,500      577,679
    Master Ad PCL..........................................  2,985,300      144,087
    Maybank Kim Eng Securities Thailand PCL................    615,900      226,666
    MBK PCL................................................  6,028,600    4,437,341
    MC Group PCL...........................................  3,388,500    1,236,828
*   MCOT PCL...............................................  1,938,900      541,020
    MCS Steel PCL..........................................  3,002,500      634,012
    Mega Lifesciences PCL..................................  3,498,700    3,957,805
    Millcon Steel PCL......................................  2,111,406      114,010
    Minor International PCL................................  8,450,957    9,304,975
    MK Restaurants Group PCL...............................    862,300    1,749,311
    Modernform Group PCL...................................    724,300       91,330
    Mono Technology PCL.................................... 17,818,800    1,069,665
    Muang Thai Insurance PCL...............................     19,800       59,728
    Muangthai Capital PCL..................................  5,721,500    9,018,051
    Muramoto Electron Thailand PCL.........................      7,400       47,324
    Namyong Terminal PCL...................................  3,100,000      481,599
*   Nation Multimedia Group PCL............................  9,190,800       39,508
    Netbay PCL.............................................    528,100      509,780
    Origin Property PCL....................................  6,361,500    1,765,484
    Padaeng Industry PCL...................................    800,200      313,804
    PCS Machine Group Holding PCL..........................  1,809,900      382,181
    Plan B Media Pcl.......................................  9,716,600    1,905,216
    Platinum Group PCL (The)...............................  1,054,100      251,203
    Polyplex Thailand PCL..................................  5,511,687    2,493,976
*   Power Solution Technologies PCL........................  3,546,500       69,539
*   Precious Shipping PCL..................................  7,137,100    2,475,917
    Premier Marketing PCL..................................  3,989,000    1,070,953
*   Principal Capital PCL..................................    788,900      116,610
    Property Perfect PCL................................... 54,931,400    1,657,056
    Pruksa Holding PCL.....................................  8,714,700    5,310,315
    PTG Energy PCL.........................................  9,405,600    2,979,149
    PTT Exploration & Production PCL.......................  7,420,169   31,225,146
    PTT Global Chemical PCL................................ 11,398,611   26,562,374
    PTT PCL................................................ 72,022,800  110,804,308
    Pylon PCL..............................................    820,400      184,373
    Quality Houses PCL..................................... 63,929,404    6,055,455
    Raimon Land PCL........................................ 22,351,900      937,229
    Ratchaburi Electricity Generating Holding PCL..........  2,216,801    3,276,719
    Ratchaburi Electricity Generating Holding PCL..........    731,100    1,080,661
    Ratchthani Leasing PCL................................. 11,151,000    2,976,964
    Regional Container Lines PCL...........................  4,406,900      731,160
    Robinson PCL...........................................  1,504,500    2,961,346
    Rojana Industrial Park PCL.............................  9,780,912    1,593,271
    RS PCL.................................................  5,955,100    2,910,185
    S 11 Group PCL.........................................    938,400      213,723

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares      Value>>
                                                            ----------- -----------
THAILAND -- (Continued)
    Saha Pathana Inter-Holding PCL.........................      33,600 $    67,403
    Saha-Union PCL.........................................     723,700     987,856
    Sahaviriya Steel Industries PCL........................  72,645,680      20,599
    Samart Corp. PCL.......................................   3,833,400     826,812
*   Samart Digital Public Co., Ltd.........................  14,041,400     169,429
    Samart Telcoms PCL.....................................   3,055,200     737,303
    Sansiri PCL............................................ 102,039,085   4,832,620
    Sappe PCL..............................................   2,035,400   1,307,814
    SC Asset Corp. PCL.....................................  21,815,216   2,237,458
    Scan Inter PCL.........................................   2,552,900     371,191
*   SCG Ceramics PCL.......................................   6,618,192     527,060
    SEAFCO PCL.............................................   2,624,840     756,176
    Sena Development PCL...................................   1,128,350     123,216
    Siam Cement PCL (The)..................................     484,700   6,111,752
    Siam Cement PCL (The)..................................     772,300   9,738,202
    Siam City Cement PCL...................................     560,377   4,057,028
    Siam City Cement PCL...................................      25,524     184,789
    Siam Commercial Bank PCL (The).........................   3,787,969  15,711,787
    Siam Future Development PCL............................   8,797,685   2,043,504
    Siam Global House PCL..................................   6,611,220   3,729,406
    Siam Wellness Group Pcl................................   2,151,700     863,276
    Siamgas & Petrochemicals PCL...........................  14,403,000   4,605,484
*   Singha Estate PCL......................................  18,160,917   1,720,220
    SNC Former PCL.........................................   1,031,100     438,567
    Somboon Advance Technology PCL.........................   2,694,125   1,649,796
    SPCG PCL...............................................   4,416,900   2,691,444
    Sri Ayudhya Capital PCL................................     295,700     394,713
    Sri Trang Agro-Industry PCL............................  10,662,340   5,757,342
    Sriracha Construction PCL..............................     765,700     281,796
    Srisawad Corp. PCL.....................................   5,518,102   7,407,407
    Srisawad Finance PCL...................................      60,000      47,964
    Srithai Superware PCL..................................  13,370,500     484,000
    Star Petroleum Refining PCL............................  14,776,300   6,284,942
*   Stars Microelectronics Thailand PCL....................   2,240,900     151,421
*   STP & I PCL............................................   8,236,633   1,192,635
*   Sub Sri Thai PCL.......................................     316,910      56,403
    Supalai PCL............................................   9,323,625   6,159,499
*   Super Energy Corp. PCL................................. 142,893,400   3,017,357
    Susco PCL..............................................   2,397,300     212,611
    SVI PCL................................................  10,176,528   1,719,112
*   Symphony Communication PCL.............................     353,477      56,514
    Synergetic Auto Performance Co., Ltd...................   1,043,700     190,479
    Synnex Thailand PCL....................................   2,214,400     988,631
    Syntec Construction PCL................................  10,267,800   1,127,445
    Taokaenoi Food & Marketing PCL.........................   6,246,400   2,430,726
    Tapaco PCL.............................................   1,402,900     285,658
*   Tata Steel Thailand PCL................................  30,609,200     637,115
    Thai Agro Energy PCL...................................      13,830         884
*   Thai Airways International PCL.........................  11,796,537   4,626,093
    Thai Central Chemical PCL..............................     247,700     261,523
    Thai Metal Trade PCL...................................   1,801,900     766,419
    Thai Nakarin Hospital PCL..............................     137,400     164,756
    Thai Oil PCL...........................................  10,281,700  26,285,794
    Thai Rayon PCL.........................................       6,000       8,281
    Thai Rayon PCL.........................................      20,400      28,154
    Thai Reinsurance PCL...................................   5,342,300     162,767
    Thai Solar Energy PCL..................................   2,043,825     162,766
    Thai Stanley Electric PCL..............................     166,400   1,209,725
    Thai Stanley Electric PCL..............................       5,600      40,712

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
THAILAND -- (Continued)
    Thai Union Group PCL...................................  9,896,460 $  4,955,693
    Thai Vegetable Oil PCL.................................  3,745,825    3,192,143
    Thai Wah PCL...........................................  3,961,700    1,009,845
    Thaicom PCL............................................  5,883,300    1,517,412
    Thaifoods Group PCL....................................  7,510,800      883,624
    Thaire Life Assurance PCL..............................  3,356,500      759,389
    Thanachart Capital PCL.................................  7,592,600   12,081,739
    Thitikorn PCL..........................................  1,857,400      599,523
    Thoresen Thai Agencies PCL............................. 11,690,400    2,362,766
    Tipco Asphalt PCL......................................  2,317,600    1,020,723
    Tipco Asphalt PCL......................................  4,538,300    1,998,769
    TIPCO Foods PCL........................................  2,484,600      674,552
    Tisco Financial Group PCL..............................         90          214
    Tisco Financial Group PCL..............................  2,268,500    5,388,971
    TKS Technologies PCL...................................    398,000      128,465
    TMB Bank PCL........................................... 88,125,113    6,061,094
    Total Access Communication PCL.........................  3,814,100    5,465,151
    Total Access Communication PCL.........................  6,418,200    9,196,516
    TPC Power Holdings Co., Ltd............................    679,000      215,068
    TPI Polene PCL......................................... 93,151,610    5,058,006
    TPI Polene Power PCL...................................  3,487,800      631,276
    TRC Construction PCL................................... 14,218,139      240,186
    True Corp. PCL......................................... 82,122,748   14,616,115
*   TTCL PCL...............................................  1,668,368      427,787
    TTW PCL................................................ 13,341,600    4,950,277
*   U City PCL............................................. 67,261,500       60,870
*   Union Mosaic Industry PCL (The)........................    200,075        7,484
    Unique Engineering & Construction PCL..................  9,981,805    3,793,989
    United Paper PCL.......................................  2,787,300      908,080
    Univanich Palm Oil PCL.................................  1,299,900      264,686
    Univentures PCL........................................ 12,931,900    2,867,254
    Vanachai Group PCL.....................................  7,880,740    1,675,994
    VGI Global Media PCL................................... 16,476,100    3,752,475
    Vibhavadi Medical Center PCL........................... 38,180,100    2,602,927
    Vinythai PCL...........................................  3,552,400    2,389,699
    WHA Corp. PCL.......................................... 36,956,600    4,593,098
    WHA Utilities and Power PCL............................    903,100      164,819
    Workpoint Entertainment PCL............................  2,062,480    1,959,823
                                                                       ------------
TOTAL THAILAND.............................................             958,285,363
                                                                       ------------
TURKEY -- (1.1%)
    Adana Cimento Sanayii TAS, Class A.....................    442,853      441,112
#*  Afyon Cimento Sanayi TAS...............................    754,608      609,825
#   Akbank Turk A.S........................................  9,590,476   11,341,555
#   Akcansa Cimento A.S....................................    536,674      725,646
#*  Akenerji Elektrik Uretim A.S...........................  3,612,691      381,348
#   Aksa Akrilik Kimya Sanayii A.S.........................  1,381,746    2,238,656
*   Aksa Enerji Uretim A.S.................................  1,306,781      890,166
    Aksigorta A.S..........................................  1,360,018      834,031
#   Alarko Holding A.S.....................................  2,659,259      937,697
#   Albaraka Turk Katilim Bankasi A.S......................  5,732,550    1,355,757
#   Alkim Alkali Kimya A.S.................................    200,782      893,964
    Anadolu Anonim Turk Sigorta Sirketi....................  1,739,079    1,387,056
    Anadolu Cam Sanayii A.S................................  2,284,900    1,235,762
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.............  1,054,266    3,544,662
    Anadolu Hayat Emeklilik A.S............................    737,291      772,613
*   Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S...........    110,305      139,052
#   Arcelik A.S............................................  1,387,301    3,858,545
#   Aselsan Elektronik Sanayi Ve Ticaret A.S...............    540,972    2,448,956

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
TURKEY -- (Continued)
    AvivaSA Emeklilik ve Hayat A.S., Class A...............     48,420 $   100,525
    Aygaz A.S..............................................    445,856     971,168
#*  Bagfas Bandirma Gubre Fabrikalari A.S..................    317,741     300,648
#*  Baticim Bati Anadolu Cimento Sanayii A.S...............    592,319     244,470
#*  Bera Holding A.S.......................................  2,746,631     792,867
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S......  1,083,806     327,685
    BIM Birlesik Magazalar A.S.............................  1,219,605  17,337,198
#*  Bizim Toptan Satis Magazalari A.S......................    190,969     228,900
    Bolu Cimento Sanayii A.S...............................    878,330     613,527
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........    652,116     905,607
    Borusan Yatirim ve Pazarlama A.S.......................     15,462     103,840
*   Boyner Perakende Ve Tekstil Yatirimlari A.S............    241,469     198,265
#*  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S........    318,533     343,355
    Bursa Cimento Fabrikasi A.S............................    312,973     270,826
#   Celebi Hava Servisi A.S................................    102,022     992,718
#   Cemtas Celik Makina Sanayi Ve Ticaret A.S..............    238,577     295,203
    Cimsa Cimento Sanayi VE Ticaret A.S....................    685,345     921,240
#   Coca-Cola Icecek A.S...................................    741,441   3,660,688
#*  Deva Holding A.S.......................................    216,864     140,792
#*  Dogan Sirketler Grubu Holding A.S...................... 17,293,303   3,378,215
#   Dogus Otomotiv Servis ve Ticaret A.S...................    685,387     613,743
#   Eczacibasi Yatirim Holding Ortakligi A.S...............    356,691     427,161
#   EGE Endustri VE Ticaret A.S............................     24,008   1,690,517
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S................................  3,025,530   1,610,235
#   Enka Insaat ve Sanayi A.S..............................  2,132,220   1,781,864
#   Erbosan Erciyas Boru Sanayii ve Ticaret A.S............     65,539     725,687
    Eregli Demir ve Celik Fabrikalari TAS..................  8,609,640  13,971,774
#*  Fenerbahce Futbol A.S..................................    358,337     455,235
    Ford Otomotiv Sanayi A.S...............................    521,048   5,595,511
#*  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.....  1,411,200     305,786
#*  Global Yatirim Holding A.S.............................  2,206,090     978,414
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S....     50,997     285,022
#   Goodyear Lastikleri TAS................................  1,933,774   1,177,610
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S..........  2,190,498     917,387
#*  GSD Holding AS.........................................  4,144,454     519,960
#*  Gubre Fabrikalari TAS..................................    561,747     298,774
#   Hektas Ticaret TAS.....................................    679,816   1,084,238
#*  Ihlas Gayrimenkul Proje Gelistirme Ve Ticaret A.S......    759,951     170,381
#*  Ihlas Holding A.S...................................... 11,713,140     651,496
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
      Ticaret A.S..........................................    319,680     322,499
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S...    753,290     588,940
#*  Is Finansal Kiralama A.S...............................    420,014     162,926
#   Is Yatirim Menkul Degerler A.S., Class A...............  1,640,516     596,318
#*  Izmir Demir Celik Sanayi A.S...........................  1,833,588     571,791
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class A..............................................  3,024,848   1,160,622
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class B..............................................  1,270,489     486,766
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class D..............................................  9,500,391   5,207,534
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.................  4,767,210     979,922
#   Kartonsan Karton Sanayi ve Ticaret A.S.................      5,113     296,789
#*  Kerevitas Gida Sanayi ve Ticaret A.S...................    197,574      65,948
    KOC Holding A.S........................................  3,291,678   9,195,308
#   Konya Cimento Sanayii A.S..............................      7,328     232,841
#   Kordsa Teknik Tekstil A.S..............................    958,645   1,858,140
#*  Koza Altin Isletmeleri A.S.............................    278,457   2,244,503
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S..........  1,501,782   1,358,119
#*  Logo Yazilim Sanayi Ve Ticaret A.S.....................     84,664     480,547
#   Mardin Cimento Sanayii ve Ticaret A.S..................    298,946     164,757
#*  Metro Ticari ve Mali Yatirimlar Holding A.S............  2,731,714     381,770
*   Migros Ticaret A.S.....................................    395,405   1,034,872

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares       Value>>
                                                            ---------- ---------------
TURKEY -- (Continued)
#*  NET Holding A.S........................................  3,756,683 $     1,491,812
#*  Netas Telekomunikasyon A.S.............................    431,346         542,501
    Nuh Cimento Sanayi A.S.................................    253,978         383,416
#   Otokar Otomotiv Ve Savunma Sanayi A.S..................     80,294       1,025,458
#*  Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S..    400,823         170,974
#*  Pegasus Hava Tasimaciligi A.S..........................    616,233       2,216,301
#   Petkim Petrokimya Holding A.S..........................  7,287,819       6,633,581
    Pinar SUT Mamulleri Sanayii A.S........................    168,533         193,255
#   Polisan Holding A.S....................................    379,276         407,725
#   Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.....  1,014,179         595,431
#*  Sasa Polyester Sanayi A.S..............................    694,622       1,033,237
#*  Sekerbank Turk AS......................................  4,864,026         802,539
#   Selcuk Ecza Deposu Ticaret ve Sanayi A.S...............  1,442,025         779,365
    Soda Sanayii A.S.......................................  3,041,444       3,688,352
#   Tat Gida Sanayi A.S....................................    608,818         412,279
    TAV Havalimanlari Holding A.S..........................  1,633,463       6,800,630
    Tekfen Holding A.S.....................................  2,103,426       8,007,968
    Tofas Turk Otomobil Fabrikasi A.S......................  1,178,016       4,446,384
#   Trakya Cam Sanayii A.S.................................  6,031,804       3,531,441
#*  Tumosan Motor ve Traktor Sanayi A.S....................    374,799         297,888
    Tupras Turkiye Petrol Rafinerileri A.S.................    699,285      16,498,691
#   Turcas Petrol A.S......................................  1,988,139         492,054
*   Turk Hava Yollari AO...................................  5,837,094      14,702,971
#*  Turk Telekomunikasyon A.S..............................  3,866,003       2,218,449
#   Turk Traktor ve Ziraat Makineleri A.S..................    161,252       1,048,965
    Turkcell Iletisim Hizmetleri A.S.......................  8,413,852      17,121,723
    Turkcell Iletisim Hizmetleri A.S., ADR.................    291,527       1,504,279
    Turkiye Garanti Bankasi A.S............................ 10,771,286      13,549,400
#   Turkiye Halk Bankasi A.S...............................  5,613,700       6,208,078
    Turkiye Is Bankasi, Class C............................ 12,091,758       8,654,054
#   Turkiye Sinai Kalkinma Bankasi A.S..................... 18,934,324       2,408,666
    Turkiye Sise ve Cam Fabrikalari A.S....................  7,839,437       6,639,218
    Turkiye Vakiflar Bankasi TAO, Class D..................  7,974,481       4,892,593
#*  Ulker Biskuvi Sanayi A.S...............................  1,339,909       3,543,022
#*  Vestel Elektronik Sanayi ve Ticaret A.S................  1,163,272       1,386,861
#*  Yapi ve Kredi Bankasi A.S.............................. 10,481,875       3,039,830
#*  Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S............  1,686,002       1,167,125
#*  Zorlu Enerji Elektrik Uretim A.S.......................  4,445,454         883,396
                                                                       ---------------
TOTAL TURKEY...............................................                276,235,759
                                                                       ---------------
TOTAL COMMON STOCKS........................................             24,681,672,217
                                                                       ---------------
PREFERRED STOCKS -- (1.9%)
BRAZIL -- (1.8%)
    AES Tiete Energia SA...................................      6,203           3,417
    Alpargatas SA..........................................  1,126,565       4,598,286
    Banco ABC Brasil S.A...................................  1,123,701       4,882,506
    Banco Bradesco SA......................................  6,072,964      55,972,770
    Banco do Estado do Rio Grande do Sul SA, Class B.......  2,479,384      13,231,376
    Banco Pan SA...........................................  1,515,628         733,073
    Braskem SA, Class A....................................    245,575       3,441,283
*   Centrais Eletricas Brasileiras SA, Class B.............  1,465,263      10,473,195
    Centrais Eletricas Santa Catarina......................     66,063         710,069
    Cia Brasileira de Distribuicao.........................  1,056,193      22,199,494
    Cia de Gas de Sao Paulo, Class A.......................    324,603       4,718,802
    Cia de Saneamento do Parana............................  1,644,190       4,453,429
    Cia de Transmissao de Energia Eletrica Paulista........    582,493      10,228,649
    Cia Energetica de Minas Gerais.........................  7,103,818      21,054,712
    Cia Energetica de Sao Paulo, Class B...................  1,743,242       9,298,228

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
BRAZIL -- (Continued)
    Cia Energetica do Ceara, Class A.......................     89,730 $  1,128,406
    Cia Ferro Ligas da Bahia - FERBASA.....................    565,182    2,870,332
    Cia Paranaense de Energia..............................    668,441    4,711,328
    Eucatex SA Industria e Comercio........................     87,459      103,404
    Gerdau SA..............................................  2,824,371   12,340,259
*   Gol Linhas Aereas Inteligentes SA......................    306,300    1,514,422
    Itau Unibanco Holding SA............................... 11,379,145  150,590,593
    Lojas Americanas SA....................................  2,695,109   13,614,953
    Marcopolo SA...........................................  5,672,580    5,990,391
    Petroleo Brasileiro SA.................................  9,824,562   72,915,330
    Randon SA Implementos e Participacoes..................  2,366,195    5,048,391
    Telefonica Brasil SA...................................    894,497   10,388,327
    Unipar Carbocloro SA...................................    552,810    6,298,302
    Usinas Siderurgicas de Minas Gerais SA, Class A........  4,815,398   13,301,704
                                                                       ------------
TOTAL BRAZIL...............................................             466,815,431
                                                                       ------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B..........................    329,325      731,678
    Embotelladora Andina SA, Class B.......................  1,282,230    4,498,674
    Sociedad Quimica y Minera de Chile SA, Class B.........     87,886    3,797,749
                                                                       ------------
TOTAL CHILE................................................               9,028,101
                                                                       ------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA....................................  2,671,908    1,639,078
    Banco Davivienda SA....................................    680,766    6,554,966
    Bancolombia SA.........................................    299,076    2,796,140
    Grupo Argos SA.........................................     93,838      378,907
    Grupo Aval Acciones y Valores SA.......................  8,972,522    3,149,226
    Grupo de Inversiones Suramericana SA...................    240,282    2,194,217
                                                                       ------------
TOTAL COLOMBIA.............................................              16,712,534
                                                                       ------------
SOUTH KOREA -- (0.0%)
*   Mirae Asset Daewoo Co., Ltd............................     49,358      155,594
                                                                       ------------
TOTAL PREFERRED STOCKS.....................................             492,711,660
                                                                       ------------
RIGHTS/WARRANTS -- (0.0%)
CHILE -- (0.0%)
*   Banco de Credito e Inversiones SA Rights 11/29/18......     15,355       44,101
*   SACI Falabella Rights 11/13/18.........................     78,595        7,905
                                                                       ------------
TOTAL CHILE................................................                  52,006
                                                                       ------------
INDONESIA -- (0.0%)
*   Medco Energi Internasional Tbk PT Warrants 12/11/20.... 19,354,431      392,117
                                                                       ------------
MALAYSIA -- (0.0%)
*   Gabungan AQRS Bhd Warrants 09/26/23....................    795,100       62,704
*   Sunway Bhd Warrants 10/03/24...........................    582,020       40,336
*   Symphony Life Berhad Rights 11/01/18...................    321,132            0
                                                                       ------------
TOTAL MALAYSIA.............................................                 103,040
                                                                       ------------
POLAND -- (0.0%)
*   Hawe SA Rights 09/30/15................................  1,003,528            0
                                                                       ------------
SOUTH KOREA -- (0.0%)
*   Barun Electronics Co., Ltd. Rights 11/29/18............    202,199       12,775

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                Shares       Value>>
                                                              ---------- ---------------
SOUTH KOREA -- (Continued)
*     SK Securities Co., Ltd. Rights 12/04/18................  1,100,046 $       169,899
                                                                         ---------------
TOTAL SOUTH KOREA............................................                    182,674
                                                                         ---------------
TAIWAN -- (0.0%)
*     Evergreen Marine Corp., Ltd. Rights 11/21/18...........  1,140,383          25,798
*     Jourdeness Group, Ltd. Rights 11/12/18.................      9,743               0
*     Sun Race Sturmey-Archer, Inc. Rights 12/6/18...........     26,550           4,290
*     Sunplus Technology Co., Ltd. Rights 10/24/18...........     52,666               0
*     Taichung Commercial Bank Rights 11/26/18...............    880,310               0
*     Taishin financial Holding Co., Ltd. Rights 11/22/18....    901,713          87,423
*     Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....    741,331          14,375
*     Yulon Finance Corp. Rights 10/05/18....................    428,796               0
                                                                         ---------------
TOTAL TAIWAN.................................................                    131,886
                                                                         ---------------
THAILAND -- (0.0%)
*     BTS Group Holdings PCL Warrants 08/01/19...............  1,765,378               0
*     JMT Network Services PCLWarrants 08/27/21..............    253,000          15,569
                                                                         ---------------
TOTAL THAILAND...............................................                     15,569
                                                                         ---------------
TOTAL RIGHTS/WARRANTS........................................                    877,292
                                                                         ---------------
TOTAL INVESTMENT SECURITIES..................................             25,175,261,169
                                                                         ---------------

                                                                             Value+
                                                                         ---------------
SECURITIES LENDING COLLATERAL -- (2.8%)
@(S)  DFA Short Term Investment Fund......................... 63,414,247     733,702,839
                                                                         ---------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $25,192,318,527)                                                   $25,908,964,008
                                                                         ===============

As of October 31, 2018, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                           Unrealized
                          Number of Expiration   Notional      Market     Appreciation
Description               Contracts    Date       Value        Value     (Depreciation)
-----------               --------- ----------   --------      ------    --------------
Long Position Contracts:
MSCI Emerging Markets
  Index (R)..............    650     12/21/18  $ 33,568,522 $ 31,092,750  $(2,475,772)
S&P 500 (R) Emini Index..    710     12/21/18   102,043,966   96,244,050   (5,799,916)
                                               ------------ ------------  -----------
Total Futures Contracts..                      $135,612,488 $127,336,800  $(8,275,688)
                                               ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                             Investments in Securities (Market Value)
                       -----------------------------------------------------
                          Level 1        Level 2     Level 3      Total
                       -------------- -------------- -------- --------------
   Common Stocks
      Brazil.......... $1,935,291,554             --       -- $1,935,291,554
      Chile...........    102,298,660 $  229,816,334       --    332,114,994
      China...........    761,784,656  3,536,884,014       --  4,298,668,670
      Colombia........     98,350,479             --       --     98,350,479
      Czech Republic..             --     44,218,190       --     44,218,190
      Egypt...........      1,267,910     13,345,795       --     14,613,705
      Greece..........             --     55,004,941       --     55,004,941
      Hong Kong.......         16,227        415,101       --        431,328

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                             Investments in Securities (Market Value)
                     --------------------------------------------------------
                         Level 1         Level 2     Level 3       Total
                     --------------  --------------- -------- ---------------
    Hungary......... $      245,477  $   104,952,581       -- $   105,198,058
    India...........    120,263,353    3,025,700,542       --   3,145,963,895
    Indonesia.......     24,021,899      645,253,820       --     669,275,719
    Malaysia........             --      833,090,367       --     833,090,367
    Mexico..........    820,783,993           70,377       --     820,854,370
    Peru............     39,579,917            1,699       --      39,581,616
    Philippines.....      6,505,893      301,886,982       --     308,392,875
    Poland..........             --      377,080,393       --     377,080,393
    Russia..........     95,022,479      289,209,867       --     384,232,346
    Singapore.......             --          270,935       --         270,935
    South Africa....    116,585,261    1,654,249,343       --   1,770,834,604
    South Korea.....     87,754,116    4,064,224,320       --   4,151,978,436
    Taiwan..........    437,228,782    3,624,474,838       --   4,061,703,620
    Thailand........    958,054,200          231,163       --     958,285,363
    Turkey..........      1,504,279      274,731,480       --     276,235,759
 Preferred Stocks
    Brazil..........    466,815,431               --       --     466,815,431
    Chile...........             --        9,028,101       --       9,028,101
    Colombia........     16,712,534               --       --      16,712,534
    South Korea.....             --          155,594       --         155,594
 Rights/Warrants
    Chile...........             --           52,006       --          52,006
    Indonesia.......             --          392,117       --         392,117
    Malaysia........             --          103,040       --         103,040
    South Korea.....             --          182,674       --         182,674
    Taiwan..........             --          131,886       --         131,886
    Thailand........             --           15,569       --          15,569
 Securities Lending
   Collateral.......             --      733,702,839       --     733,702,839
 Futures
   Contracts**......     (8,275,688)              --       --      (8,275,688)
                     --------------  --------------- -------- ---------------
 TOTAL.............. $6,081,811,412  $19,818,876,908       -- $25,900,688,320
                     ==============  =============== ======== ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (98.3%)
COMMUNICATION SERVICES -- (6.9%)
    Altice USA, Inc., Class A..............................  98,606 $ 1,608,264
    CBS Corp., Class B.....................................  53,851   3,088,355
    Comcast Corp., Class A................................. 207,454   7,912,296
    Interpublic Group of Cos., Inc. (The)..................  50,318   1,165,365
*   Live Nation Entertainment, Inc.........................  13,769     720,119
#*  Match Group, Inc.......................................   3,234     167,262
#   Omnicom Group, Inc.....................................  40,701   3,024,898
#*  Sprint Corp............................................  10,048      61,494
*   T-Mobile US, Inc.......................................  24,770   1,697,983
    Verizon Communications, Inc............................ 488,788  27,904,907
#   Viacom, Inc., Class A..................................     500      17,685
    Viacom, Inc., Class B..................................  48,409   1,548,120
    World Wrestling Entertainment, Inc., Class A...........   2,634     191,202
*   Zayo Group Holdings, Inc...............................  45,431   1,357,478
                                                                    -----------
TOTAL COMMUNICATION SERVICES...............................          50,465,428
                                                                    -----------
CONSUMER DISCRETIONARY -- (19.1%)
*   Amazon.com, Inc........................................  17,130  27,373,911
    Aptiv P.L.C............................................  60,102   4,615,834
    Aramark................................................  37,289   1,339,421
    Autoliv, Inc...........................................   3,939     328,276
    Best Buy Co., Inc......................................  62,635   4,394,472
*   Booking Holdings, Inc..................................   4,527   8,486,224
*   Burlington Stores, Inc.................................   8,426   1,444,975
    Darden Restaurants, Inc................................  17,800   1,896,590
    Dollar General Corp....................................  10,319   1,149,330
*   Five Below, Inc........................................   2,249     255,981
*   frontdoor, Inc.........................................   5,046     171,816
    Gap, Inc. (The)........................................  64,259   1,754,271
*   Garrett Motion, Inc....................................   5,883      89,245
    General Motors Co...................................... 126,582   4,631,635
#   Hanesbrands, Inc.......................................  52,242     896,473
    Harley-Davidson, Inc...................................  25,141     960,889
#   Hasbro, Inc............................................  14,542   1,333,647
    Hilton Worldwide Holdings, Inc.........................  18,313   1,303,336
    Home Depot, Inc. (The).................................  93,072  16,369,503
    Kohl's Corp............................................  24,344   1,843,571
    Las Vegas Sands Corp...................................  27,401   1,398,273
    Lear Corp..............................................   8,983   1,193,841
    Lowe's Cos., Inc.......................................  72,098   6,865,172
*   Lululemon Athletica, Inc...............................  15,006   2,111,794
    Macy's, Inc............................................  55,078   1,888,625
    Marriott International, Inc., Class A..................  23,861   2,789,112
*   Michael Kors Holdings, Ltd.............................  24,966   1,383,366
    NIKE, Inc., Class B....................................  90,425   6,785,492
#   Nordstrom, Inc.........................................  31,930   2,100,036
*   NVR, Inc...............................................     373     835,158
*   O'Reilly Automotive, Inc...............................   5,411   1,735,578
    Polaris Industries, Inc................................   8,976     798,684
    Pool Corp..............................................   4,221     615,211
    Ross Stores, Inc.......................................  30,767   3,045,933
    Service Corp. International............................  22,217     921,339
*   ServiceMaster Global Holdings, Inc.....................  10,092     432,745
    Starbucks Corp.........................................  89,533   5,217,088
    Target Corp............................................  51,153   4,277,925

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    TJX Cos., Inc. (The)...................................  54,912 $  6,033,731
    Tractor Supply Co......................................  22,783    2,093,530
*   Ulta Salon Cosmetics & Fragrance, Inc..................  12,222    3,355,183
    VF Corp................................................  17,153    1,421,641
#   Williams-Sonoma, Inc...................................   1,800      106,884
    Wyndham Destinations, Inc..............................   7,845      281,479
    Wynn Resorts, Ltd......................................  12,104    1,217,662
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          139,544,882
                                                                    ------------
CONSUMER STAPLES -- (11.0%)
    Altria Group, Inc...................................... 209,204   13,606,628
    Brown-Forman Corp., Class A............................   2,344      108,691
    Brown-Forman Corp., Class B............................  19,743      914,891
#   Campbell Soup Co.......................................  54,539    2,040,304
    Church & Dwight Co., Inc...............................  16,341      970,165
    Clorox Co. (The).......................................  14,888    2,210,124
    Coca-Cola Co. (The).................................... 292,601   14,009,736
    Costco Wholesale Corp..................................  41,704    9,534,785
    Estee Lauder Cos., Inc. (The), Class A.................  19,697    2,707,156
    General Mills, Inc.....................................  36,315    1,590,597
#*  Herbalife Nutrition, Ltd...............................   8,932      475,718
    Hershey Co. (The)......................................  18,510    1,983,346
    Ingredion, Inc.........................................   5,589      565,495
#   Kellogg Co.............................................  33,122    2,168,829
    Keurig Dr Pepper, Inc..................................  11,310      294,060
    Kroger Co. (The).......................................  86,083    2,561,830
#*  National Beverage Corp.................................      36        3,328
    PepsiCo, Inc........................................... 131,677   14,797,861
*   Pilgrim's Pride Corp...................................   7,080      125,033
    Sysco Corp.............................................  40,002    2,853,343
    Walmart, Inc...........................................  69,502    6,969,661
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................           80,491,581
                                                                    ------------
ENERGY -- (1.0%)
    Anadarko Petroleum Corp................................  25,733    1,368,995
    Apache Corp............................................  57,443    2,173,069
    Cimarex Energy Co......................................  14,840    1,179,335
*   Continental Resources, Inc.............................  11,150      587,382
    Marathon Petroleum Corp................................   9,033      636,375
*   Newfield Exploration Co................................  20,156      407,151
    PBF Energy, Inc., Class A..............................  18,983      794,438
                                                                    ------------
TOTAL ENERGY...............................................            7,146,745
                                                                    ------------
FINANCIALS -- (4.2%).......................................
    American Express Co....................................  77,321    7,943,186
    Ameriprise Financial, Inc..............................  26,841    3,415,249
    Aon P.L.C..............................................  20,554    3,210,124
*   Credit Acceptance Corp.................................   1,186      503,362
    Discover Financial Services............................  14,023      976,982
    Eaton Vance Corp.......................................   7,262      327,153
    Erie Indemnity Co., Class A............................     726       94,155
    FactSet Research Systems, Inc..........................   5,047    1,129,317
    Interactive Brokers Group, Inc., Class A...............   3,600      177,876
    Lazard, Ltd., Class A..................................   3,825      152,006
    LPL Financial Holdings, Inc............................  13,858      853,653
    MarketAxess Holdings, Inc..............................   3,198      670,525
    Marsh & McLennan Cos., Inc.............................  40,122    3,400,339
    Moody's Corp...........................................  11,340    1,649,743

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    MSCI, Inc..............................................  11,835 $ 1,779,747
    S&P Global, Inc........................................  17,512   3,192,788
    Santander Consumer USA Holdings, Inc...................  21,091     395,456
    T Rowe Price Group, Inc................................   9,133     885,810
                                                                    -----------
TOTAL FINANCIALS...........................................          30,757,471
                                                                    -----------
HEALTHCARE -- (7.5%)
    AbbVie, Inc............................................  83,363   6,489,809
    AmerisourceBergen Corp.................................  36,661   3,226,168
    Amgen, Inc.............................................  73,131  14,098,925
*   Biogen, Inc............................................  20,989   6,386,323
*   Catalent, Inc..........................................  19,607     790,946
*   Celgene Corp...........................................  61,876   4,430,322
    Encompass Health Corp..................................  15,589   1,049,140
*   Express Scripts Holding Co.............................  23,059   2,236,031
    Gilead Sciences, Inc................................... 132,871   9,059,145
    Humana, Inc............................................   7,554   2,420,377
*   Mettler-Toledo International, Inc......................   3,429   1,875,046
*   Premier, Inc., Class A.................................   1,900      85,500
    Zoetis, Inc............................................  34,484   3,108,733
                                                                    -----------
TOTAL HEALTHCARE...........................................          55,256,465
                                                                    -----------
INDUSTRIALS -- (18.9%)
    3M Co..................................................  53,526  10,183,857
    Allegion P.L.C.........................................  12,197   1,045,649
    Allison Transmission Holdings, Inc.....................  15,849     698,624
    AMERCO.................................................     298      97,291
#   American Airlines Group, Inc...........................  50,289   1,764,138
    Boeing Co. (The).......................................  29,494  10,466,241
    BWX Technologies, Inc..................................  10,538     616,052
    Caterpillar, Inc.......................................  70,495   8,552,453
    CH Robinson Worldwide, Inc.............................  26,164   2,329,381
    Cintas Corp............................................   3,432     624,178
*   Copart, Inc............................................  36,219   1,771,471
    Cummins, Inc...........................................   5,198     710,515
    Deere & Co.............................................  32,964   4,464,644
    Delta Air Lines, Inc...................................  73,216   4,007,112
    Donaldson Co., Inc.....................................  16,348     838,326
    Emerson Electric Co....................................   8,855     601,077
    Expeditors International of Washington, Inc............  32,750   2,200,145
#   Fastenal Co............................................  48,913   2,514,617
    FedEx Corp.............................................  16,519   3,639,797
    General Dynamics Corp..................................  17,163   2,961,991
    Graco, Inc.............................................  20,562     835,434
    Harris Corp............................................  11,934   1,774,705
*   HD Supply Holdings, Inc................................  14,562     547,094
    Honeywell International, Inc...........................  61,438   8,897,451
    Huntington Ingalls Industries, Inc.....................   8,332   1,820,375
    Illinois Tool Works, Inc...............................  23,979   3,059,001
    JB Hunt Transport Services, Inc........................  22,325   2,469,368
    KAR Auction Services, Inc..............................  21,307   1,213,221
    Lennox International, Inc..............................   2,197     463,325
    Lincoln Electric Holdings, Inc.........................   8,192     662,815
    Lockheed Martin Corp...................................  19,440   5,712,444
    Nordson Corp...........................................   7,070     867,277
    Northrop Grumman Corp..................................  10,900   2,855,255
    PACCAR, Inc............................................  31,072   1,777,629
*   Resideo Technologies, Inc..............................   9,806     206,423

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
    Robert Half International, Inc.........................  19,414 $  1,175,129
    Rockwell Automation, Inc...............................  20,069    3,305,966
    Rollins, Inc...........................................  20,480    1,212,416
*   Sensata Technologies Holding P.L.C.....................   7,661      359,301
    Southwest Airlines Co..................................  53,480    2,625,868
    Spirit AeroSystems Holdings, Inc., Class A.............  18,303    1,537,635
    Toro Co. (The).........................................  15,391      866,975
    TransUnion.............................................  11,083      728,707
    Union Pacific Corp.....................................  79,063   11,560,592
*   United Continental Holdings, Inc.......................  40,490    3,462,300
    United Parcel Service, Inc., Class B...................  53,876    5,739,949
*   United Rentals, Inc....................................  10,597    1,272,382
*   Verisk Analytics, Inc..................................  26,233    3,143,763
*   WABCO Holdings, Inc....................................   4,457      478,905
    Waste Management, Inc..................................  47,958    4,290,802
#   WW Grainger, Inc.......................................  11,092    3,149,795
                                                                    ------------
TOTAL INDUSTRIALS..........................................          138,159,861
                                                                    ------------
INFORMATION TECHNOLOGY -- (27.0%)
    Accenture P.L.C., Class A..............................  58,274    9,185,148
*   Advanced Micro Devices, Inc............................ 143,752    2,617,724
    Alliance Data Systems Corp.............................  10,939    2,255,403
    Amphenol Corp., Class A................................  25,341    2,268,019
    Apple, Inc............................................. 126,892   27,771,583
    Applied Materials, Inc.................................  84,718    2,785,528
    Automatic Data Processing, Inc.........................  38,937    5,610,043
    Booz Allen Hamilton Holding Corp.......................  16,477      816,271
    Broadridge Financial Solutions, Inc....................  17,997    2,104,569
*   Cadence Design Systems, Inc............................  17,149      764,331
    CDK Global, Inc........................................   2,876      164,622
    CDW Corp...............................................  23,632    2,127,116
*   Citrix Systems, Inc....................................  20,860    2,137,524
*   F5 Networks, Inc.......................................   9,581    1,679,358
*   Fair Isaac Corp........................................   3,448      664,464
*   First Data Corp., Class A..............................  65,297    1,223,666
*   Fiserv, Inc............................................  32,599    2,585,101
*   Gartner, Inc...........................................  10,057    1,483,609
*   GoDaddy, Inc., Class A.................................  14,999    1,097,477
    International Business Machines Corp................... 109,838   12,678,600
    Intuit, Inc............................................  18,279    3,856,869
    Jack Henry & Associates, Inc...........................  10,351    1,550,890
    KLA-Tencor Corp........................................  31,344    2,869,230
    Lam Research Corp......................................  10,411    1,475,551
    Mastercard, Inc., Class A..............................  74,777   14,781,170
    Maxim Integrated Products, Inc.........................  46,625    2,332,182
*   Micron Technology, Inc................................. 100,307    3,783,580
    Microsoft Corp......................................... 259,331   27,699,144
    NetApp, Inc............................................  43,996    3,453,246
    NVIDIA Corp............................................  52,990   11,171,882
*   ON Semiconductor Corp..................................  33,818      574,906
    Paychex, Inc...........................................  26,799    1,755,066
*   Paycom Software, Inc...................................   3,754      470,001
*   Red Hat, Inc...........................................   1,365      234,289
    Sabre Corp.............................................  43,805    1,079,793
#   Seagate Technology P.L.C...............................  31,609    1,271,630
    Skyworks Solutions, Inc................................  15,610    1,354,324
    Texas Instruments, Inc.................................  98,012    9,098,454
    Total System Services, Inc.............................  31,013    2,826,835
#   Ubiquiti Networks, Inc.................................   4,247      395,353

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                               Shares      Value+
                                                              --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
      Visa, Inc., Class A....................................   152,846 $ 21,069,821
      Western Digital Corp...................................    19,367      834,137
      Western Union Co. (The)................................    25,456      459,226
*     Zebra Technologies Corp., Class A......................     7,680    1,277,184
                                                                        ------------
TOTAL INFORMATION TECHNOLOGY.................................            197,694,919
                                                                        ------------
MATERIALS -- (2.7%)
      Avery Dennison Corp....................................    15,100    1,369,872
*     Axalta Coating Systems, Ltd............................    31,887      786,971
*     Berry Global Group, Inc................................     9,487      413,823
      Celanese Corp..........................................    24,464    2,371,540
      Chemours Co. (The).....................................    17,753      586,027
#*    Crown Holdings, Inc....................................    19,097      807,612
      Eastman Chemical Co....................................    10,937      856,914
      Freeport-McMoRan, Inc..................................    84,858      988,596
#     International Flavors & Fragrances, Inc................     1,630      235,796
      International Paper Co.................................     1,270       57,607
      LyondellBasell Industries NV, Class A..................    36,449    3,253,802
      NewMarket Corp.........................................       319      123,121
      Packaging Corp. of America.............................    15,724    1,443,621
      PPG Industries, Inc....................................    21,578    2,267,632
      RPM International, Inc.................................     3,701      226,390
      Sealed Air Corp........................................    11,977      387,576
      Sherwin-Williams Co. (The).............................     7,516    2,957,321
      Southern Copper Corp...................................     2,568       98,457
      Westlake Chemical Corp.................................     1,981      141,245
      WR Grace & Co..........................................     1,617      104,765
                                                                        ------------
TOTAL MATERIALS..............................................             19,478,688
                                                                        ------------
UTILITIES -- (0.0%)
      NRG Energy, Inc........................................    11,621      420,564
                                                                        ------------
TOTAL COMMON STOCKS..........................................            719,416,604
                                                                        ------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional U.S. Government Money
      Market Fund 2.090%..................................... 3,361,334    3,361,334
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (1.3%)
@(S)  DFA Short Term Investment Fund.........................   815,897    9,439,931
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $722,662,086)....................................              $732,217,869
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           Investments in Securities (Market Value)
                                           -----------------------------------------
                                             Level 1    Level 2 Level 3    Total
                                           ------------ ------- ------- ------------
Common Stocks
   Communication Services................. $ 50,465,428   --      --    $ 50,465,428
   Consumer Discretionary.................  139,544,882   --      --     139,544,882
   Consumer Staples.......................   80,491,581   --      --      80,491,581
   Energy.................................    7,146,745   --      --       7,146,745
   Financials.............................   30,757,471   --      --      30,757,471
   Healthcare.............................   55,256,465   --      --      55,256,465
   Industrials............................  138,159,861   --      --     138,159,861

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                          Investments in Securities (Market Value)
                                                        --------------------------------------------
                                                          Level 1     Level 2   Level 3    Total
                                                        ------------ ---------- ------- ------------
   Information Technology.............................. $197,694,919         --   --    $197,694,919
   Materials...........................................   19,478,688         --   --      19,478,688
   Utilities...........................................      420,564         --   --         420,564
Temporary Cash Investments                                 3,361,334         --   --       3,361,334
Securities Lending Collateral                                     -- $9,439,931   --       9,439,931
                                                        ------------ ----------   --    ------------
TOTAL.................................................. $722,777,938 $9,439,931   --    $732,217,869
                                                        ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value>>
                                                            ------- -----------
COMMON STOCKS -- (94.6%)
AUSTRALIA -- (5.9%)
    Amcor, Ltd.............................................  90,312 $   852,203
    AMP, Ltd............................................... 167,737     294,132
    Aristocrat Leisure, Ltd................................  25,866     487,417
    Aurizon Holdings, Ltd..................................  38,508     114,728
    Beach Energy, Ltd...................................... 136,891     170,511
    BHP Billiton, Ltd...................................... 146,665   3,384,097
    BlueScope Steel, Ltd...................................  11,644     119,358
    Brambles, Ltd..........................................  72,609     546,960
    Caltex Australia, Ltd..................................  21,480     429,789
    CIMIC Group, Ltd.......................................   7,203     241,841
    Coca-Cola Amatil, Ltd..................................  37,266     262,267
    Cochlear, Ltd..........................................   3,880     488,931
    Computershare, Ltd.....................................  34,561     485,329
    CSL, Ltd...............................................  15,561   2,077,349
#   Domino's Pizza Enterprises, Ltd........................   4,025     154,265
    Evolution Mining, Ltd..................................  99,657     210,933
    Flight Centre Travel Group, Ltd........................   2,958      97,575
    Fortescue Metals Group, Ltd............................ 135,657     386,124
    James Hardie Industries P.L.C..........................  33,075     441,811
    Macquarie Group, Ltd...................................   4,672     389,608
    Magellan Financial Group, Ltd..........................   9,316     176,567
    Medibank Pvt, Ltd...................................... 199,726     396,010
    Northern Star Resources, Ltd...........................  49,002     306,126
    Qantas Airways, Ltd....................................  65,196     253,075
    Ramsay Health Care, Ltd................................  11,239     448,606
    REA Group, Ltd.........................................   4,024     204,795
    Reece, Ltd.............................................   9,871      72,681
    Rio Tinto, Ltd.........................................  19,015   1,034,650
    Seek, Ltd..............................................  22,265     282,877
    Telstra Corp., Ltd..................................... 193,017     422,213
    TPG Telecom, Ltd.......................................  24,792     126,236
    Woolworths Group, Ltd..................................  47,352     955,724
                                                                    -----------
TOTAL AUSTRALIA............................................          16,314,788
                                                                    -----------
AUSTRIA -- (0.2%)
    OMV AG.................................................   7,520     417,605
    Voestalpine AG.........................................   4,436     157,433
                                                                    -----------
TOTAL AUSTRIA..............................................             575,038
                                                                    -----------
BELGIUM -- (0.8%)
    Anheuser-Busch InBev SA/NV.............................  18,781   1,389,067
#   Colruyt SA.............................................   2,999     174,375
    Proximus SADP..........................................   7,971     203,084
    UCB SA.................................................   6,649     558,383
                                                                    -----------
TOTAL BELGIUM..............................................           2,324,909
                                                                    -----------
CANADA -- (8.5%)
*   Air Canada.............................................   4,200      79,696
    Alimentation Couche-Tard, Inc., Class B................  15,400     735,461
    Barrick Gold Corp......................................  78,997     989,525
    Barrick Gold Corp......................................   2,592      32,530
*   Bausch Health Cos., Inc................................   2,822      64,567
*   Bausch Health Cos., Inc................................   3,149      72,048
#   BCE, Inc...............................................   5,208     202,487
    CAE, Inc...............................................   3,619      63,833

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 CANADA -- (Continued)
     CAE, Inc............................................... 14,552 $   256,843
 #*  Canada Goose Holdings, Inc.............................  2,000     109,203
 #*  Canada Goose Holdings, Inc.............................  1,399      76,343
     Canadian National Railway Co........................... 24,017   2,052,973
     Canadian Natural Resources, Ltd........................ 48,367   1,327,066
     Canadian Natural Resources, Ltd........................  3,203      87,506
     Canadian Pacific Railway, Ltd..........................  4,373     896,465
 #   Canadian Tire Corp., Ltd., Class A.....................  4,300     483,879
     CCL Industries, Inc., Class B..........................  9,800     412,263
 *   CGI Group, Inc., Class A...............................  9,002     555,423
     CI Financial Corp...................................... 13,800     204,099
     Constellation Software, Inc............................  1,200     825,867
     Dollarama, Inc.........................................  3,900     107,865
     Enerplus Corp..........................................  9,100      84,679
     Finning International, Inc............................. 11,300     234,678
 #   George Weston, Ltd.....................................  3,760     273,478
 #   Gildan Activewear, Inc................................. 14,440     431,900
     Inter Pipeline, Ltd.................................... 29,717     481,946
     Keyera Corp............................................ 10,900     271,579
 *   Kinross Gold Corp...................................... 91,084     236,627
     Kirkland Lake Gold, Ltd................................ 11,100     217,793
     Linamar Corp...........................................  2,527     104,635
     Loblaw Cos., Ltd.......................................  7,000     350,093
     Lundin Mining Corp..................................... 39,801     163,564
     Magna International, Inc............................... 13,763     677,690
     Methanex Corp..........................................  4,205     272,190
     National Bank of Canada................................ 21,184     961,644
     Norbord, Inc...........................................  2,300      58,651
     Northland Power, Inc...................................  5,600      86,141
     Onex Corp..............................................  1,600     105,192
     Open Text Corp......................................... 14,800     499,610
     Open Text Corp.........................................  2,398      81,052
 #   Parkland Fuel Corp.....................................  9,900     332,469
     Quebecor, Inc., Class B................................  7,782     152,631
     Restaurant Brands International, Inc...................  5,900     323,224
     Rogers Communications, Inc., Class B................... 12,518     644,802
 #   Royal Bank of Canada................................... 34,564   2,517,642
 *   Seven Generations Energy, Ltd., Class A................ 19,241     206,229
     Shaw Communications, Inc., Class B.....................  9,500     176,873
     Shaw Communications, Inc., Class B..................... 24,762     461,564
 *   Spin Master Corp.......................................  1,500      53,371
     Suncor Energy, Inc..................................... 52,396   1,757,611
     Suncor Energy, Inc.....................................  7,599     253,123
     Teck Resources, Ltd., Class B.......................... 42,778     884,221
     Toromont Industries, Ltd...............................  5,500     258,946
     Vermilion Energy, Inc..................................  7,737     205,495
     West Fraser Timber Co., Ltd............................  3,900     195,941
                                                                    -----------
 TOTAL CANADA...............................................         23,653,226
                                                                    -----------
 DENMARK -- (1.5%)
     Coloplast A.S., Class B................................  5,168     482,244
     Novo Nordisk A.S., Class B............................. 71,895   3,104,898
 #   Pandora A.S............................................  7,293     455,784
                                                                    -----------
 TOTAL DENMARK..............................................          4,042,926
                                                                    -----------
 FINLAND -- (0.9%)
     Elisa Oyj..............................................  6,391     254,272
     Kone Oyj, Class B...................................... 13,501     657,154

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    Neste Oyj..............................................   7,009 $   575,545
    Stora Enso Oyj, Class R................................  16,698     250,891
    UPM-Kymmene Oyj........................................   9,371     301,266
    Wartsila Oyj Abp.......................................  19,054     324,215
                                                                    -----------
TOTAL FINLAND..............................................           2,363,343
                                                                    -----------
FRANCE -- (9.3%)
    Aeroports de Paris.....................................   1,646     344,266
    Air Liquide SA.........................................   9,703   1,172,959
    Airbus SE..............................................  17,753   1,961,959
    Arkema SA..............................................   4,840     507,782
    Atos SE................................................   5,436     464,925
    BioMerieux.............................................     367      27,987
    Bouygues SA............................................  14,547     529,957
    Bureau Veritas SA......................................  14,767     333,145
    Carrefour SA...........................................  11,053     214,359
    Cie Generale des Etablissements Michelin SCA...........  12,325   1,261,766
    Cie Plastic Omnium SA..................................   3,328      92,526
    Danone SA..............................................  21,369   1,513,211
    Eiffage SA.............................................   5,943     580,405
    Electricite de France SA...............................  23,267     385,489
    Eurofins Scientific SE.................................     593     298,838
    Eutelsat Communications SA.............................  12,764     258,530
    Faurecia SA............................................   4,630     224,455
    Hermes International...................................     954     544,640
#   Iliad SA...............................................   1,435     165,865
    Ipsen SA...............................................   2,148     297,827
    Kering SA..............................................   2,467   1,096,553
    Legrand SA.............................................  17,757   1,159,549
    LVMH Moet Hennessy Louis Vuitton SE....................  10,554   3,202,141
    Orange SA..............................................  89,549   1,397,712
    Peugeot SA.............................................  44,616   1,060,557
    Publicis Groupe SA.....................................   2,812     162,778
    Safran SA..............................................   6,795     878,103
    Sartorius Stedim Biotech...............................   1,252     155,136
    SEB SA.................................................   1,580     226,550
    SES SA.................................................   6,218     133,453
#   Sodexo SA..............................................   6,556     669,216
    STMicroelectronics NV..................................  47,667     724,606
    Teleperformance........................................   2,583     425,400
    Thales SA..............................................   4,860     620,710
*   Ubisoft Entertainment SA...............................   4,503     403,930
    Valeo SA...............................................  14,379     463,784
#   Vinci SA...............................................  20,131   1,791,647
                                                                    -----------
TOTAL FRANCE...............................................          25,752,716
                                                                    -----------
GERMANY -- (7.0%)
    Adidas AG..............................................   6,369   1,497,759
    Axel Springer SE.......................................   3,726     247,433
    BASF SE................................................  36,957   2,836,025
    Bayerische Motoren Werke AG............................  14,525   1,250,759
    Continental AG.........................................   4,633     763,453
    Covestro AG............................................  14,829     956,304
    Deutsche Lufthansa AG..................................  19,874     398,933
    Deutsche Post AG.......................................  40,110   1,266,484
    Deutsche Telekom AG.................................... 144,799   2,374,946
    E.ON SE................................................ 160,715   1,554,124
    Evonik Industries AG...................................  13,392     414,292

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
    Fielmann AG............................................   1,208 $    74,932
    Fresenius SE & Co. KGaA................................  15,798   1,004,055
    Fuchs Petrolub SE......................................   2,237      96,858
    Hella GmbH & Co. KGaA..................................   2,433     113,807
    Hochtief AG............................................   1,014     150,263
    Hugo Boss AG...........................................   2,031     145,142
    Infineon Technologies AG...............................   4,914      98,461
*   Innogy SE..............................................   5,407     225,686
    KION Group AG..........................................   5,161     301,588
    Lanxess AG.............................................   6,122     378,938
    MTU Aero Engines AG....................................   3,413     724,689
    Nemetschek SE..........................................     236      31,024
    ProSiebenSat.1 Media SE................................  11,553     266,776
    Rational AG............................................     224     129,693
    RTL Group SA...........................................   2,772     177,919
    Symrise AG.............................................   7,970     667,624
    Thyssenkrupp AG........................................  29,176     611,563
    United Internet AG.....................................   6,961     288,052
    Volkswagen AG..........................................   1,646     270,979
                                                                    -----------
TOTAL GERMANY..............................................          19,318,561
                                                                    -----------
HONG KONG -- (2.6%)
    AIA Group, Ltd......................................... 179,600   1,366,225
    ASM Pacific Technology, Ltd............................  23,300     202,075
    BOC Aviation, Ltd......................................  16,200     116,123
    Chow Tai Fook Jewellery Group, Ltd.....................  77,600      68,090
    Galaxy Entertainment Group, Ltd........................  84,000     456,047
    Hang Seng Bank, Ltd....................................  25,300     593,223
    HKT Trust & HKT, Ltd................................... 315,000     434,438
    Hong Kong Exchanges & Clearing, Ltd....................  40,852   1,087,757
    Melco International Development, Ltd...................  51,000      87,530
    MGM China Holdings, Ltd................................  71,200     101,052
    NagaCorp., Ltd......................................... 118,000     108,185
    PCCW, Ltd.............................................. 325,000     178,448
    Prada SpA..............................................  30,700     109,062
    Samsonite International SA............................. 105,900     305,414
    Sands China, Ltd.......................................  74,800     295,797
    Techtronic Industries Co., Ltd.........................  98,000     461,459
    Vitasoy International Holdings, Ltd....................  34,000     108,389
    VTech Holdings, Ltd....................................   2,800      32,896
    WH Group, Ltd.......................................... 742,000     521,080
    Wynn Macau, Ltd........................................  88,800     184,983
    Xinyi Glass Holdings, Ltd.............................. 144,000     142,976
    Yue Yuen Industrial Holdings, Ltd......................  52,500     144,153
                                                                    -----------
TOTAL HONG KONG............................................           7,105,402
                                                                    -----------
IRELAND -- (0.4%)
    CRH P.L.C., Sponsored ADR..............................   2,163      64,414
    Kerry Group P.L.C., Class A............................   5,554     568,981
    Kingspan Group P.L.C...................................   6,319     274,546
    Smurfit Kappa Group P.L.C..............................   9,789     318,246
                                                                    -----------
TOTAL IRELAND..............................................           1,226,187
                                                                    -----------
ISRAEL -- (0.4%)
    Bank Leumi Le-Israel BM................................  18,070     112,679
    Bezeq The Israeli Telecommunication Corp., Ltd.........  65,371      75,065
    Delek Group, Ltd.......................................      60      10,060
    Elbit Systems, Ltd.....................................     744      88,808

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
 #   Elbit Systems, Ltd.....................................     108 $   12,905
     Israel Chemicals, Ltd..................................  31,684    182,500
     Israel Discount Bank, Ltd., Class A....................  46,202    150,986
     Mizrahi Tefahot Bank, Ltd..............................   5,695     95,850
 #*  Nice, Ltd., Sponsored ADR..............................   2,335    247,370
 *   SodaStream International, Ltd..........................     440     63,016
     Strauss Group, Ltd.....................................   2,044     44,818
 *   Tower Semiconductor, Ltd...............................     700     10,983
                                                                     ----------
 TOTAL ISRAEL...............................................          1,095,040
                                                                     ----------
 ITALY -- (2.1%)
     CNH Industrial NV......................................  60,349    627,346
     Enel SpA............................................... 260,577  1,277,626
     Eni SpA................................................  67,827  1,204,591
 #   Ferrari NV.............................................   6,222    728,658
 *   Fiat Chrysler Automobiles NV...........................  78,024  1,187,404
     FinecoBank Banca Fineco SpA............................  16,959    177,249
     Moncler SpA............................................   8,795    305,431
     Prysmian SpA...........................................   4,917     95,521
     Recordati SpA..........................................   4,602    155,794
                                                                     ----------
 TOTAL ITALY................................................          5,759,620
                                                                     ----------
 JAPAN -- (21.8%)
     Acom Co., Ltd..........................................  27,400    100,857
     Advantest Corp.........................................  12,900    238,140
     Aeon Co., Ltd..........................................  26,500    608,232
     Ain Holdings, Inc......................................   1,800    141,170
     Air Water, Inc.........................................  11,000    178,189
     Aisin Seiki Co., Ltd...................................   6,700    262,045
     Alps Electric Co., Ltd.................................  15,100    355,949
     Asahi Group Holdings, Ltd..............................  14,500    637,203
     Asahi Intecc Co., Ltd..................................   5,200    212,963
     Astellas Pharma, Inc...................................  31,900    492,861
     Bandai Namco Holdings, Inc.............................  14,800    526,506
     Benefit One, Inc.......................................   1,400     36,088
 #   Bridgestone Corp.......................................  25,700    990,973
     Brother Industries, Ltd................................  19,300    353,220
     Calbee, Inc............................................   4,200    139,344
     Capcom Co., Ltd........................................   4,900    102,140
     Ci:z Holdings Co., Ltd.................................   1,400     72,546
     Colowide Co., Ltd......................................   3,600     87,655
     Cosmo Energy Holdings Co., Ltd.........................   4,400    161,826
     Cosmos Pharmaceutical Corp.............................     700    143,078
 #   CyberAgent, Inc........................................   6,300    268,085
     Daifuku Co., Ltd.......................................   5,900    253,383
     Daiichikosho Co., Ltd..................................   3,000    138,467
     Daikin Industries, Ltd.................................   7,600    880,930
     Daio Paper Corp........................................   5,100     66,121
     Daito Trust Construction Co., Ltd......................   5,200    685,559
     Daiwa House Industry Co., Ltd..........................  25,800    779,013
     DIC Corp...............................................   5,800    171,159
     Disco Corp.............................................   2,000    317,920
     DMG Mori Co., Ltd......................................   7,300    105,326
     en-japan, Inc..........................................   1,800     71,797
     Fast Retailing Co., Ltd................................   1,900    956,660
     FP Corp................................................     700     35,873
     Fuji Electric Co., Ltd.................................   8,800    268,624
     Fujitsu, Ltd...........................................  10,600    644,887

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Furukawa Electric Co., Ltd.............................   5,000 $  134,936
     Fuyo General Lease Co., Ltd............................     400     22,221
     GMO internet, Inc......................................   4,200     60,020
     GMO Payment Gateway, Inc...............................   1,800     87,203
 #   GungHo Online Entertainment, Inc.......................  23,900     43,208
     Haseko Corp............................................  22,500    285,111
     Hikari Tsushin, Inc....................................     900    157,189
     Hino Motors, Ltd.......................................  19,400    185,702
 #   HIS Co., Ltd...........................................   2,000     60,913
     Hitachi Capital Corp...................................   4,100    100,528
     Hitachi Construction Machinery Co., Ltd................   8,300    220,369
     Hitachi, Ltd...........................................  36,400  1,112,755
     Horiba, Ltd............................................   2,800    131,040
     Hoya Corp..............................................  11,500    650,621
     Ichigo, Inc............................................  14,200     46,361
     Idemitsu Kosan Co., Ltd................................  11,800    534,571
     IHI Corp...............................................  11,600    424,357
     Isuzu Motors, Ltd......................................  23,300    305,476
 #   Ito En, Ltd............................................   3,700    157,496
     Izumi Co., Ltd.........................................   2,500    135,736
     Japan Airlines Co., Ltd................................   1,800     63,884
 #   Japan Exchange Group, Inc..............................  36,800    659,114
     Japan Lifeline Co., Ltd................................   2,600     37,905
     Japan Tobacco, Inc.....................................  37,600    966,143
     JTEKT Corp.............................................  16,100    200,310
     JXTG Holdings, Inc..................................... 155,400  1,050,035
     Kajima Corp............................................  37,500    482,870
     Kakaku.com, Inc........................................   7,800    141,274
     Kaken Pharmaceutical Co., Ltd..........................   2,100    105,296
 #   Kao Corp...............................................  15,800  1,051,051
     Kawasaki Heavy Industries, Ltd.........................  10,700    253,573
     KDDI Corp..............................................  77,000  1,863,387
     Keihan Holdings Co., Ltd...............................   1,400     53,125
     Kirin Holdings Co., Ltd................................  31,500    751,670
     Koito Manufacturing Co., Ltd...........................   7,100    338,003
     Komatsu, Ltd...........................................  33,100    862,005
     Konami Holdings Corp...................................   3,200    122,081
     Kose Corp..............................................   1,800    269,004
     Kusuri no Aoki Holdings Co., Ltd.......................   1,100     79,060
     Kyudenko Corp..........................................   1,500     54,575
     Lawson, Inc............................................   3,500    222,171
     M3, Inc................................................  16,400    265,795
     Maruha Nichiro Corp....................................   2,700     97,745
     MEIJI Holdings Co., Ltd................................   9,000    597,147
     Minebea Mitsumi, Inc...................................  29,300    448,232
     Mitsubishi Chemical Holdings Corp......................  52,900    412,376
     Mitsubishi UFJ Lease & Finance Co., Ltd................  31,300    160,857
     Mitsui Chemicals, Inc..................................  15,200    340,847
     Mitsui Mining & Smelting Co., Ltd......................   4,400    124,664
     Mixi, Inc..............................................   3,900     85,215
     MonotaRO Co., Ltd......................................   8,000    176,373
     Morinaga & Co., Ltd....................................   1,500     60,184
     Nichirei Corp..........................................   6,200    148,912
     Nifco, Inc.............................................   6,400    145,853
     Nihon M&A Center, Inc..................................   8,600    206,076
     Nihon Unisys, Ltd......................................   4,100     89,848
     Nippon Gas Co., Ltd....................................   2,400     72,598
     Nippon Suisan Kaisha, Ltd..............................  18,900    120,727
     Nipro Corp.............................................  11,800    150,264

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nissan Chemical Corp...................................   7,900 $  372,495
     Nissan Motor Co., Ltd..................................  96,300    876,114
     Nitori Holdings Co., Ltd...............................   2,200    287,261
     Nitto Denko Corp.......................................   6,000    374,851
     Noevir Holdings Co., Ltd...............................     700     29,777
     NSK, Ltd...............................................  28,000    276,638
 #   NTN Corp...............................................  30,800    112,655
     NTT Data Corp..........................................  23,500    301,705
     NTT DOCOMO, Inc........................................  48,400  1,200,264
     Olympus Corp...........................................  10,900    363,317
     Open House Co., Ltd....................................   2,200     86,957
     Oracle Corp............................................   2,500    169,222
     OSG Corp...............................................   5,100    105,234
     Otsuka Corp............................................   3,000     99,507
     Outsourcing, Inc.......................................   3,900     49,431
     Panasonic Corp......................................... 101,200  1,086,023
 #   Park24 Co., Ltd........................................   5,900    155,218
     Penta-Ocean Construction Co., Ltd......................   4,500     26,922
     Persol Holdings Co., Ltd...............................  12,700    240,940
     Pigeon Corp............................................   6,900    291,816
     Pilot Corp.............................................   1,900    104,953
     Rakuten, Inc...........................................  77,300    522,856
     Recruit Holdings Co., Ltd..............................  35,800    960,857
     Relo Group, Inc........................................   6,800    160,251
 *   Renesas Electronics Corp...............................  66,600    350,848
     Ryohin Keikaku Co., Ltd................................   1,500    396,495
     Sankyu, Inc............................................   3,300    155,544
     Sanwa Holdings Corp....................................  11,800    138,470
     Sapporo Holdings, Ltd..................................   1,600     29,681
     SCREEN Holdings Co., Ltd...............................   2,800    152,215
     SCSK Corp..............................................   1,700     72,038
     Seibu Holdings, Inc....................................  19,300    350,152
     Sekisui Chemical Co., Ltd..............................   7,700    121,089
     Seria Co., Ltd.........................................   2,200     73,808
     Seven & I Holdings Co., Ltd............................  30,900  1,337,969
     Seven Bank, Ltd........................................  35,800    111,884
 #   Sharp Corp.............................................  11,600    178,063
     Shionogi & Co., Ltd....................................   5,100    326,113
     Shiseido Co., Ltd......................................  12,000    757,146
     Showa Denko K.K........................................  10,900    474,625
     Showa Shell Sekiyu K.K.................................  11,800    225,217
 #   Skylark Holdings Co., Ltd..............................  14,000    217,962
     SoftBank Group Corp....................................  36,300  2,872,738
     Sony Corp..............................................  49,000  2,651,720
     Stanley Electric Co., Ltd..............................   8,000    236,643
     Subaru Corp............................................  28,800    776,871
     SUMCO Corp.............................................  20,400    275,339
     Sumitomo Chemical Co., Ltd............................. 124,400    623,168
     Sumitomo Forestry Co., Ltd.............................   7,900    117,227
     Sumitomo Rubber Industries, Ltd........................  14,900    213,736
     Sundrug Co., Ltd.......................................   5,000    181,694
     Suntory Beverage & Food, Ltd...........................   4,900    199,699
     Suzuki Motor Corp......................................  14,500    723,067
     Sysmex Corp............................................   4,900    343,684
     Taiheiyo Cement Corp...................................   9,600    282,496
     Taisei Corp............................................  19,600    838,262
     Taiyo Nippon Sanso Corp................................   7,000    112,506
 #   Taiyo Yuden Co., Ltd...................................   8,600    173,181
     TechnoPro Holdings, Inc................................   2,200    114,613

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Teijin, Ltd............................................  14,600 $   253,116
    Terumo Corp............................................   9,100     491,235
#   Tokai Carbon Co., Ltd..................................  10,500     164,397
    Tokuyama Corp..........................................   4,100      91,683
    Tokyo Century Corp.....................................   3,600     193,224
    Tokyo Electron, Ltd....................................   6,000     809,692
    Topcon Corp............................................   2,500      36,325
    Toray Industries, Inc..................................   3,900      27,664
    Tosoh Corp.............................................  23,200     305,446
    Toyo Tire & Rubber Co., Ltd............................   8,100     135,120
    Toyoda Gosei Co., Ltd..................................   4,400      94,898
    Toyota Boshoku Corp....................................   5,400      90,060
    Trend Micro, Inc.......................................   7,200     414,473
    TS Tech Co., Ltd.......................................   2,900      83,462
    Tsuruha Holdings, Inc..................................   2,000     208,740
    Ube Industries, Ltd....................................   7,700     167,727
    Ulvac, Inc.............................................   2,300      74,905
    Unicharm Corp..........................................  12,700     344,535
    USS Co., Ltd...........................................  11,300     203,760
    Welcia Holdings Co., Ltd...............................   2,900     147,948
    Yahoo Japan Corp.......................................  28,400      88,602
    Yamaha Motor Co., Ltd..................................  24,200     572,325
    Yaoko Co., Ltd.........................................   1,200      65,631
    Yaskawa Electric Corp..................................  17,400     502,924
    Yokohama Rubber Co., Ltd. (The)........................   5,100      98,794
    Zenkoku Hosho Co., Ltd.................................   3,500     126,891
#   Zensho Holdings Co., Ltd...............................   5,800     112,490
    ZOZO, Inc..............................................  12,400     297,526
                                                                    -----------
TOTAL JAPAN................................................          60,335,671
                                                                    -----------
NETHERLANDS -- (3.1%)
    ASML Holding NV........................................   7,569   1,303,715
    ASML Holding NV........................................     337      58,085
    GrandVision NV.........................................   1,687      42,542
    Heineken NV............................................  12,040   1,083,206
    Koninklijke KPN NV..................................... 326,124     860,487
*   OCI NV.................................................   5,718     162,465
    Randstad NV............................................   9,832     494,674
#   Unilever NV............................................  56,476   3,037,279
#   Unilever NV............................................   4,014     215,692
    Wolters Kluwer NV......................................  25,745   1,460,631
                                                                    -----------
TOTAL NETHERLANDS..........................................           8,718,776
                                                                    -----------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd.......................................  27,135     186,190
    Air New Zealand, Ltd...................................  10,484      19,168
    Fisher & Paykel Healthcare Corp., Ltd..................   2,889      25,699
    Spark New Zealand, Ltd.................................  99,712     257,518
    Z Energy, Ltd..........................................  15,488      61,771
                                                                    -----------
TOTAL NEW ZEALAND..........................................             550,346
                                                                    -----------
NORWAY -- (0.9%)
    Aker BP ASA............................................   4,776     156,628
    Austevoll Seafood ASA..................................   4,937      79,343
    Bakkafrost P/F.........................................   1,499      84,214
    DNO ASA................................................  30,137      57,608
    Equinor ASA............................................  51,213   1,324,690
    Marine Harvest ASA.....................................   6,167     149,305

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NORWAY -- (Continued)
     Salmar ASA.............................................   3,568 $  188,339
     Telenor ASA............................................  28,483    522,246
                                                                     ----------
 TOTAL NORWAY...............................................          2,562,373
                                                                     ----------
 PORTUGAL -- (0.1%)
     Jeronimo Martins SGPS SA...............................  19,225    235,967
                                                                     ----------
 SINGAPORE -- (1.0%)
     Dairy Farm International Holdings, Ltd.................  17,100    154,485
     Genting Singapore, Ltd................................. 412,900    262,755
     Great Eastern Holdings, Ltd............................   2,500     46,191
     Jardine Cycle & Carriage, Ltd..........................   6,900    151,114
     Olam International, Ltd................................  30,600     39,796
     Oversea-Chinese Banking Corp., Ltd.....................  16,840    130,821
     SATS, Ltd..............................................  34,900    125,604
     Sembcorp Industries, Ltd...............................  75,600    154,343
     Singapore Airlines, Ltd................................  39,600    271,461
     Singapore Exchange, Ltd................................  39,900    197,377
     Singapore Technologies Engineering, Ltd................  79,400    203,751
     Singapore Telecommunications, Ltd...................... 262,900    596,604
     United Overseas Bank, Ltd..............................  12,000    212,166
     Venture Corp., Ltd.....................................  17,000    188,193
                                                                     ----------
 TOTAL SINGAPORE............................................          2,734,661
                                                                     ----------
 SPAIN -- (2.6%)
     ACS Actividades de Construccion y Servicios SA.........  20,842    780,357
     Aena SME SA............................................   5,585    892,381
     Amadeus IT Group SA....................................  16,474  1,326,562
     Cellnex Telecom SA.....................................   1,946     48,409
     Enagas SA..............................................  13,280    352,099
     Endesa SA..............................................  24,324    508,593
     Grifols SA.............................................  15,253    434,561
 #   Industria de Diseno Textil SA..........................  32,440    914,312
     Mapfre SA..............................................  39,122    116,904
 #   Naturgy Energy Group SA................................  14,393    353,746
     Telefonica SA.......................................... 193,455  1,586,923
                                                                     ----------
 TOTAL SPAIN................................................          7,314,847
                                                                     ----------
 SWEDEN -- (2.3%)
     Atlas Copco AB, Class A................................  21,062    520,690
     Atlas Copco AB, Class B................................  12,395    283,887
     Axfood AB..............................................   6,261    111,690
     Boliden AB.............................................  17,960    410,148
     Electrolux AB..........................................  14,679    305,026
 *   Epiroc AB, Class A.....................................  23,859    209,384
 *   Epiroc AB, Class B.....................................  13,049    107,372
     Essity AB, Class B.....................................  19,261    439,564
 #   Hennes & Mauritz AB, Class B...........................  32,294    570,401
     Indutrade AB...........................................   3,464     83,148
     Kindred Group P.L.C....................................  11,963    127,540
     Loomis AB, Class B.....................................     978     30,239
     Millicom International Cellular SA.....................   4,903    276,687
     Sandvik AB.............................................  45,221    714,889
     Securitas AB, Class B..................................  16,499    282,769
     SKF AB, Class B........................................  24,818    397,885
 *   Swedish Orphan Biovitrum AB............................   6,435    131,336
     Tele2 AB, Class B......................................  23,307    264,657
     Volvo AB, Class A......................................  11,748    175,919

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (Continued)
    Volvo AB, Class B......................................  64,209 $   958,907
                                                                    -----------
TOTAL SWEDEN...............................................           6,402,138
                                                                    -----------
SWITZERLAND -- (7.7%)
    ABB, Ltd...............................................  84,736   1,705,019
    EMS-Chemie Holding AG..................................     718     395,597
    Geberit AG.............................................   2,411     943,997
    Givaudan SA............................................     690   1,672,503
    Kuehne + Nagel International AG........................   4,110     571,227
    Logitech International SA..............................   8,214     303,261
    Nestle SA..............................................  33,661   2,841,765
    Partners Group Holding AG..............................   1,172     834,411
    Roche Holding AG.......................................   1,148     279,489
    Roche Holding AG.......................................  30,542   7,432,775
    Schindler Holding AG...................................   1,799     373,577
    SGS SA.................................................     348     826,517
    Sika AG................................................   8,253   1,058,220
    Sonova Holding AG......................................     477      77,791
    Straumann Holding AG...................................     698     476,459
    Swisscom AG............................................   2,468   1,130,052
    Temenos AG.............................................   3,819     524,872
                                                                    -----------
TOTAL SWITZERLAND..........................................          21,447,532
                                                                    -----------
UNITED KINGDOM -- (15.3%)
    Admiral Group P.L.C....................................  13,234     340,193
    Anglo American P.L.C...................................  58,599   1,250,701
    Antofagasta P.L.C......................................  17,829     178,469
    Ashtead Group P.L.C....................................  39,165     966,860
#   AstraZeneca P.L.C., Sponsored ADR......................  94,709   3,672,815
    AstraZeneca P.L.C......................................     176      13,462
    BAE Systems P.L.C...................................... 247,860   1,661,972
    Berkeley Group Holdings P.L.C. (The)...................   8,008     357,904
    BHP Billiton P.L.C.....................................  83,478   1,665,277
    BT Group P.L.C......................................... 387,212   1,185,645
    Bunzl P.L.C............................................  21,608     637,434
    Burberry Group P.L.C...................................  30,732     711,119
*   Capita P.L.C...........................................  22,773      37,296
    Centrica P.L.C......................................... 455,938     856,381
    Coca-Cola HBC AG.......................................   8,079     238,642
    Compass Group P.L.C....................................  56,467   1,110,635
    Croda International P.L.C..............................   9,566     589,223
    Diageo P.L.C., Sponsored ADR...........................  21,308   2,943,913
    DS Smith P.L.C.........................................  24,582     123,342
    Evraz P.L.C............................................  26,802     185,703
    Experian P.L.C.........................................  63,253   1,454,768
    Ferguson P.L.C.........................................  16,998   1,146,012
    Fresnillo P.L.C........................................  10,842     117,571
    G4S P.L.C..............................................  57,218     157,026
#   GlaxoSmithKline P.L.C., Sponsored ADR..................  77,062   3,010,042
    GlaxoSmithKline P.L.C..................................     786      15,223
    Halma P.L.C............................................  12,630     214,336
    Hargreaves Lansdown P.L.C..............................  16,317     388,994
    Hikma Pharmaceuticals P.L.C............................   2,217      53,773
    Imperial Brands P.L.C..................................  37,254   1,261,890
    International Consolidated Airlines Group SA...........  48,392     373,078
    Intertek Group P.L.C...................................  10,918     654,167
    ITV P.L.C.............................................. 225,057     427,219
    JD Sports Fashion P.L.C................................  25,724     134,068

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


                                                               Shares     Value>>
                                                              --------- ------------
UNITED KINGDOM -- (Continued)
      Melrose Industries P.L.C...............................    90,249 $    194,269
      Mondi P.L.C............................................    29,731      700,131
      Next P.L.C.............................................     8,066      535,847
      Persimmon P.L.C........................................    22,591      661,173
      RELX P.L.C., Sponsored ADR.............................    48,939      962,141
      RELX P.L.C.............................................     8,501      168,121
      RELX P.L.C.............................................    28,850      570,867
      Rentokil Initial P.L.C.................................   133,634      538,897
      Rightmove P.L.C........................................    40,650      234,655
      Rio Tinto P.L.C., Sponsored ADR........................    44,119    2,174,626
      Rolls-Royce Holdings P.L.C.............................    95,060    1,019,441
      Sage Group P.L.C. (The)................................    44,562      309,835
      Smith & Nephew P.L.C...................................    12,195      198,228
      Smiths Group P.L.C.....................................    20,663      368,329
      Spirax-Sarco Engineering P.L.C.........................     5,171      427,124
      SSE P.L.C..............................................    85,588    1,247,481
      St James's Place P.L.C.................................    27,720      358,232
      Tesco P.L.C............................................   158,836      432,578
      TUI AG.................................................    33,037      548,126
      Unilever P.L.C., Sponsored ADR.........................    40,922    2,168,048
      Whitbread P.L.C........................................    10,215      574,364
                                                                        ------------
TOTAL UNITED KINGDOM.........................................             42,527,666
                                                                        ------------
UNITED STATES -- (0.0%)
      International Flavors & Fragrances, Inc................       203       29,311
                                                                        ------------
TOTAL COMMON STOCKS..........................................            262,391,044
                                                                        ------------
PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
      Bayerische Motoren Werke AG............................     2,440      183,772
      Fuchs Petrolub SE......................................     3,624      167,754
      Sartorius AG...........................................     2,327      336,585
      Schaeffler AG..........................................    12,566      132,410
      Volkswagen AG..........................................     9,046    1,519,754
                                                                        ------------
TOTAL GERMANY................................................              2,340,275
                                                                        ------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C............................. 4,219,856        5,394
                                                                        ------------
TOTAL PREFERRED STOCKS.......................................              2,345,669
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            264,736,713
                                                                        ------------

                                                                          Value+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (4.6%)
@(S)  DFA Short Term Investment Fund......................... 1,096,350   12,684,774
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $301,137,695)....................................              $277,421,487
                                                                        ============

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        ---------------------------------------------
                                                          Level 1     Level 2    Level 3    Total
                                                        ----------- ------------ ------- ------------
Common Stocks
   Australia...........................................          -- $ 16,314,788   --    $ 16,314,788
   Austria.............................................          --      575,038   --         575,038
   Belgium.............................................          --    2,324,909   --       2,324,909
   Canada.............................................. $23,653,226           --   --      23,653,226
   Denmark.............................................          --    4,042,926   --       4,042,926
   Finland.............................................          --    2,363,343   --       2,363,343
   France..............................................          --   25,752,716   --      25,752,716
   Germany.............................................          --   19,318,561   --      19,318,561
   Hong Kong...........................................          --    7,105,402   --       7,105,402
   Ireland.............................................      64,414    1,161,773   --       1,226,187
   Israel..............................................     271,258      823,782   --       1,095,040
   Italy...............................................     728,658    5,030,962   --       5,759,620
   Japan...............................................          --   60,335,671   --      60,335,671
   Netherlands.........................................   3,095,364    5,623,412   --       8,718,776
   New Zealand.........................................          --      550,346   --         550,346
   Norway..............................................          --    2,562,373   --       2,562,373
   Portugal............................................          --      235,967   --         235,967
   Singapore...........................................          --    2,734,661   --       2,734,661
   Spain...............................................          --    7,314,847   --       7,314,847
   Sweden..............................................          --    6,402,138   --       6,402,138
   Switzerland.........................................     303,261   21,144,271   --      21,447,532
   United Kingdom......................................  15,502,452   27,025,214   --      42,527,666
   United States.......................................      29,311           --   --          29,311
Preferred Stocks.......................................
   Germany.............................................          --    2,340,275   --       2,340,275
   United Kingdom......................................          --        5,394   --           5,394
Securities Lending Collateral..........................          --   12,684,774   --      12,684,774
                                                        ----------- ------------   --    ------------
TOTAL.................................................. $43,647,944 $233,773,543   --    $277,421,487
                                                        =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                        THE U.S. LARGE CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                               SHARES       VALUE+
                                                             ---------- --------------
COMMON STOCKS -- (97.4%)
COMMUNICATION SERVICES -- (8.7%)
#    Altice USA, Inc., Class A..............................    563,636 $    9,192,903
     AT&T, Inc.............................................. 34,933,504  1,071,759,903
#    CenturyLink, Inc.......................................  6,106,226    126,032,505
*    Charter Communications, Inc., Class A..................    962,932    308,494,525
     Comcast Corp., Class A................................. 21,585,011    823,252,320
# *  Discovery, Inc., Class A...............................  1,025,284     33,208,949
*    Discovery, Inc., Class C...............................  1,223,939     35,873,652
*    DISH Network Corp., Class A............................    222,140      6,828,584
# *  Liberty Broadband Corp., Class A.......................     27,366      2,265,631
# *  Liberty Broadband Corp., Class C.......................    172,660     14,318,694
*    Liberty Media Corp.-Liberty Braves, Class A............     13,703        353,537
# *  Liberty Media Corp.-Liberty Braves, Class C............     24,606        637,295
# *  Liberty Media Corp.-Liberty Formula One, Class A.......     39,281      1,244,815
# *  Liberty Media Corp.-Liberty Formula One, Class C.......     78,562      2,598,831
*    Liberty Media Corp.-Liberty SiriusXM, Class A..........    157,126      6,479,876
*    Liberty Media Corp.-Liberty SiriusXM, Class C..........    314,252     12,969,180
*    Madison Square Garden Co. (The), Class A...............     12,058      3,335,484
     News Corp., Class A....................................    527,829      6,962,064
     News Corp., Class B....................................     64,856        865,179
# *  Sprint Corp............................................  2,014,058     12,326,035
*    T-Mobile US, Inc.......................................    994,098     68,145,418
#    Viacom, Inc., Class A..................................      4,879        172,570
     Viacom, Inc., Class B..................................  1,347,805     43,102,804
                                                             ---------- --------------
TOTAL COMMUNICATION SERVICES................................             2,590,420,754
                                                                        --------------
CONSUMER DISCRETIONARY -- (6.6%)
     Advance Auto Parts, Inc................................    259,412     41,443,661
     Aramark................................................    169,551      6,090,272
#    Autoliv, Inc...........................................    418,017     34,837,537
# *  AutoNation, Inc........................................    113,565      4,597,111
     BorgWarner, Inc........................................  1,084,164     42,726,903
     Carnival Corp..........................................  1,281,250     71,801,250
*    Dollar Tree, Inc.......................................    675,750     56,965,725
     DR Horton, Inc.........................................  3,053,585    109,806,916
#    Foot Locker, Inc.......................................    448,237     21,129,892
     Ford Motor Co.......................................... 16,051,999    153,296,590
#    Gap, Inc. (The)........................................    360,971      9,854,508
     Garmin, Ltd............................................    531,136     35,139,958
# *  GCI Liberty, Inc., Class A.............................     59,566      2,819,259
     General Motors Co......................................  6,055,833    221,582,929
     Gentex Corp............................................  1,387,044     29,197,276
     Goodyear Tire & Rubber Co. (The).......................  1,549,233     32,626,847
#    Harley-Davidson, Inc...................................    161,981      6,190,914
     Hyatt Hotels Corp., Class A............................    139,548      9,656,722
#    Kohl's Corp............................................  1,636,864    123,959,711
     Lear Corp..............................................    347,852     46,229,531
     Lennar Corp., Class A..................................  1,163,622     50,012,473
#    Lennar Corp., Class B..................................     37,985      1,358,723
*    LKQ Corp...............................................  1,167,836     31,846,888
#    Macy's, Inc............................................  2,356,380     80,800,270
#    MGM Resorts International..............................  2,471,336     65,935,244
*    Mohawk Industries, Inc.................................    582,542     72,660,464
#    Newell Brands, Inc.....................................    686,895     10,907,893

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
                                                               SHARES       VALUE+
                                                             ---------- --------------
CONSUMER DISCRETIONARY -- (Continued)
*    Norwegian Cruise Line Holdings, Ltd....................  1,519,001 $   66,942,374
#    PulteGroup, Inc........................................  2,391,049     58,748,074
     PVH Corp...............................................    445,706     53,836,828
*    Qurate Retail, Inc.....................................  2,762,021     60,598,741
     Ralph Lauren Corp......................................    326,288     42,290,188
     Royal Caribbean Cruises, Ltd...........................  1,271,015    133,113,401
*    Skechers U.S.A., Inc., Class A.........................    187,666      5,361,618
     Target Corp............................................  1,192,437     99,723,506
     Toll Brothers, Inc.....................................    338,804     11,404,143
# *  Veoneer, Inc...........................................    413,217     13,875,827
#    Whirlpool Corp.........................................    544,837     59,801,309
                                                             ---------- --------------
TOTAL CONSUMER DISCRETIONARY                                             1,979,171,476
                                                                        --------------
CONSUMER STAPLES -- (5.1%)
     Archer-Daniels-Midland Co..............................  1,338,015     63,221,209
     Bunge, Ltd.............................................    586,005     36,215,109
     Conagra Brands, Inc....................................    318,123     11,325,174
#    Coty, Inc., Class A....................................    419,572      4,426,485
     Ingredion, Inc.........................................    146,985     14,871,942
#    JM Smucker Co. (The)...................................    897,022     97,165,423
     Kraft Heinz Co. (The)..................................  1,012,962     55,682,521
     Kroger Co. (The).......................................  1,465,393     43,610,096
     Molson Coors Brewing Co., Class B......................  1,011,979     64,766,656
     Mondelez International, Inc., Class A..................  3,672,444    154,169,199
# *  Post Holdings, Inc.....................................    394,384     34,871,433
     Seaboard Corp..........................................         13         50,245
     Tyson Foods, Inc., Class A.............................  1,959,828    117,432,894
*    US Foods Holding Corp..................................  1,025,749     29,921,098
     Walgreens Boots Alliance, Inc..........................  3,095,947    246,963,692
     Walmart, Inc...........................................  5,346,820    536,179,110
                                                             ---------- --------------
TOTAL CONSUMER STAPLES......................................             1,510,872,286
                                                                        --------------
ENERGY -- (14.2%)
     Anadarko Petroleum Corp................................    999,792     53,188,934
# *  Antero Resources Corp..................................    415,575      6,603,487
#    Apache Corp............................................  2,116,853     80,080,549
*    Apergy Corp............................................    273,105     10,648,364
#    Baker Hughes a GE Co...................................  1,033,235     27,577,042
# *  Centennial Resource Development, Inc., Class A.........      7,056        135,193
     Chevron Corp...........................................  5,892,482    657,895,615
#    Cimarex Energy Co......................................     44,629      3,546,667
# *  Concho Resources, Inc..................................    815,197    113,385,751
     ConocoPhillips.........................................  4,754,869    332,365,343
# *  Continental Resources, Inc.............................     11,297        595,126
     Devon Energy Corp......................................  1,783,080     57,771,792
#    Diamondback Energy, Inc................................    435,125     48,890,645
     Exxon Mobil Corp....................................... 14,096,229  1,123,187,527
     Helmerich & Payne, Inc.................................    394,637     24,581,939
     Hess Corp..............................................    918,391     52,715,643
     HollyFrontier Corp.....................................  1,384,206     93,350,853
     Kinder Morgan, Inc.....................................  7,052,891    120,040,205
     Marathon Oil Corp......................................  5,405,300    102,646,647
     Marathon Petroleum Corp................................  4,431,554    312,202,979
#    Murphy Oil Corp........................................    803,576     25,601,931
#    National Oilwell Varco, Inc............................  1,338,190     49,245,392
#    Noble Energy, Inc......................................  2,688,721     66,814,717

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CONTINUED


                                                               SHARES       VALUE+
                                                             ---------- --------------
ENERGY -- (Continued)
     Occidental Petroleum Corp..............................  3,043,574 $  204,132,508
*    Parsley Energy, Inc., Class A..........................    301,021      7,049,912
     PBF Energy, Inc., Class A..............................    655,451     27,430,624
     Peabody Energy Corp....................................    234,009      8,295,619
     Phillips 66............................................  1,017,393    104,608,348
     Pioneer Natural Resources Co...........................    347,819     51,223,304
     Schlumberger, Ltd......................................  1,545,495     79,299,348
#    Targa Resources Corp...................................    918,831     47,475,998
#    TechnipFMC P.L.C.......................................  1,601,490     42,119,187
# *  Transocean, Ltd........................................    586,439      6,456,693
     Valero Energy Corp.....................................  2,730,237    248,697,288
     Williams Cos., Inc. (The)..............................  1,196,347     29,107,123
*    WPX Energy, Inc........................................    336,015      5,389,681
                                                             ---------- --------------
TOTAL ENERGY................................................             4,224,357,974
                                                                        --------------
FINANCIALS -- (22.0%)
     Aflac, Inc.............................................  2,660,090    114,570,076
     Alleghany Corp.........................................     32,159     19,317,268
     Allstate Corp. (The)...................................    955,676     91,477,307
     Ally Financial, Inc....................................  2,960,989     75,238,731
     American Financial Group, Inc..........................    365,368     36,547,761
     American International Group, Inc......................  1,977,587     81,654,567
# *  Arch Capital Group, Ltd................................    538,218     15,269,245
     Assurant, Inc..........................................    246,917     24,002,802
*    Athene Holding, Ltd., Class A..........................     71,744      3,280,136
     Axis Capital Holdings, Ltd.............................    165,056      9,208,474
     Bank of America Corp................................... 22,911,090    630,054,975
     Bank of New York Mellon Corp. (The)....................  4,090,441    193,600,573
     BB&T Corp..............................................  2,089,291    102,709,546
*    Berkshire Hathaway, Inc., Class B......................  2,931,466    601,771,341
     BOK Financial Corp.....................................      6,114        524,153
*    Brighthouse Financial, Inc.............................    185,840      7,364,839
     Capital One Financial Corp.............................  2,121,634    189,461,916
     Chubb, Ltd.............................................    590,560     73,766,850
     CIT Group, Inc.........................................    473,057     22,413,441
     Citigroup, Inc.........................................  7,448,262    487,563,231
     Citizens Financial Group, Inc..........................    912,076     34,066,039
     CNA Financial Corp.....................................    411,635     17,852,610
     Everest Re Group, Ltd..................................    164,894     35,923,807
     Fifth Third Bancorp....................................  4,146,566    111,915,816
     First American Financial Corp..........................    115,297      5,111,116
#    First Horizon National Corp............................    106,101      1,712,470
#    Franklin Resources, Inc................................    138,034      4,210,037
     Goldman Sachs Group, Inc. (The)........................  1,502,760    338,677,021
     Hartford Financial Services Group, Inc. (The)..........  2,070,570     94,045,289
#    Huntington Bancshares, Inc.............................  5,227,019     74,903,182
     Invesco, Ltd...........................................    920,299     19,979,691
#    Janus Henderson Group P.L.C............................     57,192      1,405,207
     Jefferies Financial Group, Inc.........................    303,442      6,514,900
     JPMorgan Chase & Co....................................  5,691,942    620,535,517
     KeyCorp................................................  3,261,187     59,223,156
     Lincoln National Corp..................................    842,198     50,691,898
     Loews Corp.............................................  1,277,862     59,497,255
     M&T Bank Corp..........................................    182,561     30,197,415
     MetLife, Inc...........................................  1,856,059     76,451,070
     Morgan Stanley.........................................  5,437,628    248,282,094

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CONTINUED


                                                               SHARES       VALUE+
                                                             ---------- --------------
FINANCIALS -- (Continued)
#    New York Community Bancorp, Inc........................  1,100,233 $   10,540,232
     Old Republic International Corp........................    816,263     17,998,599
#    PacWest Bancorp........................................    367,566     14,930,531
#    People's United Financial, Inc.........................    396,896      6,215,391
#    Pinnacle Financial Partners, Inc.......................     42,479      2,221,652
     PNC Financial Services Group, Inc. (The)...............  1,313,525    168,774,827
     Principal Financial Group, Inc.........................  1,537,689     72,379,021
#    Prosperity Bancshares, Inc.............................     69,192      4,499,556
     Prudential Financial, Inc..............................    983,255     92,209,654
     Regions Financial Corp.................................  6,240,662    105,904,034
     Reinsurance Group of America, Inc......................    262,175     37,325,855
     RenaissanceRe Holdings, Ltd............................    118,695     14,499,781
     Santander Consumer USA Holdings, Inc...................    714,106     13,389,488
     State Street Corp......................................    294,471     20,244,881
     SunTrust Banks, Inc....................................  1,285,995     80,580,447
     Synchrony Financial....................................    247,156      7,137,865
     Torchmark Corp.........................................     11,224        950,224
     Travelers Cos., Inc. (The).............................  1,165,331    145,817,868
     Unum Group.............................................  1,204,396     43,671,399
     Voya Financial, Inc....................................    184,436      8,070,919
     Wells Fargo & Co....................................... 17,488,141    930,893,745
     WR Berkley Corp........................................    377,916     28,683,824
#    Zions Bancorp NA.......................................    922,609     43,408,753
                                                             ---------- --------------
TOTAL FINANCIALS............................................             6,541,341,368
                                                                        --------------
HEALTHCARE -- (16.5%)
     Abbott Laboratories....................................  4,212,247    290,392,308
     Aetna, Inc.............................................  1,816,031    360,300,550
     Allergan P.L.C.........................................    496,938     78,521,173
     Anthem, Inc............................................  1,376,563    379,339,466
*    Bio-Rad Laboratories, Inc., Class A....................     21,944      5,987,420
#    Cardinal Health, Inc...................................    543,110     27,481,366
*    Centene Corp...........................................  1,211,523    157,885,677
     Cigna Corp.............................................    814,507    174,149,742
     CVS Health Corp........................................  4,705,478    340,629,552
     Danaher Corp...........................................  1,886,239    187,492,157
*    DaVita, Inc............................................  1,134,770     76,415,412
     DENTSPLY SIRONA, Inc...................................    220,294      7,628,781
*    Express Scripts Holding Co.............................  2,740,464    265,742,794
     Humana, Inc............................................    545,028    174,632,422
*    IQVIA Holdings, Inc....................................    543,735     66,841,344
*    Jazz Pharmaceuticals P.L.C.............................      6,687      1,062,029
*    Laboratory Corp. of America Holdings...................    740,399    118,871,059
     McKesson Corp..........................................    559,086     69,751,569
*    MEDNAX, Inc............................................    327,189     13,509,634
     Medtronic P.L.C........................................  4,359,974    391,612,865
*    Mylan NV...............................................  2,887,449     90,232,781
#    PerkinElmer, Inc.......................................    110,802      9,582,157
#    Perrigo Co. P.L.C......................................    386,545     27,174,114
     Pfizer, Inc............................................ 25,544,930  1,099,964,686
     Quest Diagnostics, Inc.................................    955,008     89,875,803
     STERIS P.L.C...........................................    209,661     22,918,044
# *  Syneos Health, Inc.....................................     13,705        625,359
     Thermo Fisher Scientific, Inc..........................  1,073,774    250,887,295
*    United Therapeutics Corp...............................    205,248     22,753,793
#    Universal Health Services, Inc., Class B...............    509,128     61,889,600

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CONTINUED


                                                              SHARES       VALUE+
                                                             --------- --------------
HEALTHCARE -- (Continued)
*    WellCare Health Plans, Inc.............................    37,453 $   10,336,654
     Zimmer Biomet Holdings, Inc............................   377,067     42,831,041
                                                             --------- --------------
TOTAL HEALTHCARE............................................            4,917,318,647
                                                                       --------------
INDUSTRIALS -- (8.7%)
# *  AECOM..................................................   580,731     16,922,501
     AGCO Corp..............................................   469,585     26,315,543
#    Alaska Air Group, Inc..................................   392,638     24,115,826
#    AMERCO.................................................    63,505     20,733,112
#    Arconic, Inc........................................... 1,964,153     39,931,231
     Carlisle Cos., Inc.....................................   360,870     34,856,433
     Copa Holdings SA, Class A..............................     7,044        510,197
     Cummins, Inc...........................................   308,236     42,132,779
     Curtiss-Wright Corp....................................    29,500      3,229,070
     Delta Air Lines, Inc................................... 2,950,569    161,484,641
#    Dover Corp.............................................   802,718     66,497,159
     Eaton Corp. P.L.C...................................... 1,816,899    130,217,151
     FedEx Corp.............................................   947,923    208,865,354
#    Flowserve Corp.........................................    72,916      3,346,844
     Fluor Corp.............................................   906,547     39,761,152
     Fortune Brands Home & Security, Inc....................    43,097      1,932,039
     General Electric Co.................................... 9,060,025     91,506,253
# *  Genesee & Wyoming, Inc., Class A.......................    58,287      4,618,079
     Ingersoll-Rand P.L.C...................................   830,409     79,669,440
     Jacobs Engineering Group, Inc..........................   401,182     30,124,756
*    JetBlue Airways Corp................................... 2,305,410     38,569,509
     Johnson Controls International P.L.C................... 2,599,423     83,103,553
     Kansas City Southern...................................   677,498     69,077,696
#    Knight-Swift Transportation Holdings, Inc..............    72,938      2,334,016
     L3 Technologies, Inc...................................   393,538     74,563,645
     ManpowerGroup, Inc.....................................   425,572     32,466,888
#    Nielsen Holdings P.L.C.................................   846,558     21,993,577
     Norfolk Southern Corp.................................. 1,385,379    232,508,158
     nVent Electric P.L.C................................... 1,075,245     26,257,483
     Oshkosh Corp...........................................   424,917     23,854,840
     Owens Corning..........................................   878,164     41,510,812
     PACCAR, Inc............................................   649,338     37,148,627
     Pentair P.L.C.......................................... 1,092,445     43,861,667
*    Quanta Services, Inc...................................   749,677     23,389,922
     Republic Services, Inc................................. 1,929,874    140,263,242
     Rockwell Collins, Inc..................................    10,306      1,319,374
# *  Sensata Technologies Holding P.L.C.....................   148,908      6,983,785
#    Snap-on, Inc...........................................   231,564     35,646,962
     Southwest Airlines Co..................................   741,730     36,418,943
     Stanley Black & Decker, Inc............................   888,656    103,546,197
# *  Stericycle, Inc........................................   176,533      8,821,354
*    Teledyne Technologies, Inc.............................    16,413      3,631,869
     Textron, Inc........................................... 1,940,539    104,071,107
     Trinity Industries, Inc................................   245,720      7,015,306
*    United Continental Holdings, Inc....................... 1,696,416    145,060,532
     United Technologies Corp...............................   925,119    114,909,031
# *  USG Corp...............................................   231,469      9,772,621
#    Wabtec Corp............................................   256,124     21,007,291
*    XPO Logistics, Inc.....................................   847,283     75,730,155
                                                             --------- --------------
TOTAL INDUSTRIALS...........................................            2,591,607,722
                                                                       --------------

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CONTINUED


                                                               SHARES       VALUE+
                                                             ---------- --------------
INFORMATION TECHNOLOGY -- (11.0%)
*    Akamai Technologies, Inc...............................     70,139 $    5,067,543
#    Amdocs, Ltd............................................    682,500     43,181,775
#    Analog Devices, Inc....................................    444,284     37,191,014
*    ARRIS International P.L.C..............................    839,758     20,884,781
*    Arrow Electronics, Inc.................................    652,120     44,155,045
     Avnet, Inc.............................................    494,284     19,805,960
     Broadcom, Inc..........................................    457,974    102,352,609
     CA, Inc................................................  3,016,908    133,830,039
     Cisco Systems, Inc.....................................  5,345,814    244,570,990
     Corning, Inc...........................................  3,685,701    117,758,147
#    Cypress Semiconductor Corp.............................    137,933      1,784,853
*    Dell Technologies, Inc., Class V.......................    703,394     63,579,784
     Dolby Laboratories, Inc., Class A......................     16,857      1,159,930
     DXC Technology Co......................................  1,076,074     78,370,469
# *  EchoStar Corp., Class A................................      3,985        161,592
     Fidelity National Information Services, Inc............  1,297,798    135,100,772
*    First Solar, Inc.......................................     39,472      1,649,930
*    Flex, Ltd..............................................  1,552,059     12,199,184
     FLIR Systems, Inc......................................     64,968      3,008,668
     Hewlett Packard Enterprise Co..........................  8,567,122    130,648,610
     HP, Inc................................................  9,619,949    232,225,569
     Intel Corp............................................. 22,880,867  1,072,655,045
     Jabil, Inc.............................................    652,770     16,143,002
     Juniper Networks, Inc..................................  2,634,266     77,104,966
#    Lam Research Corp......................................    233,155     33,045,058
     Leidos Holdings, Inc...................................    665,010     43,079,348
     LogMeIn, Inc...........................................     15,240      1,312,469
     Marvell Technology Group, Ltd..........................    885,460     14,530,399
*    Micron Technology, Inc.................................  5,266,057    198,635,670
     MKS Instruments, Inc...................................    189,157     13,938,979
*    Nuance Communications, Inc.............................      5,268         91,610
*    ON Semiconductor Corp..................................  1,291,622     21,957,574
*    Qorvo, Inc.............................................    490,844     36,081,942
#    QUALCOMM, Inc..........................................  1,564,601     98,397,757
     SS&C Technologies Holdings, Inc........................    122,197      6,251,598
     SYNNEX Corp............................................     47,193      3,662,649
     TE Connectivity, Ltd...................................    884,592     66,715,929
#    Western Digital Corp...................................  1,222,328     52,645,667
*    Worldpay, Inc., Class A................................    338,367     31,075,625
     Xerox Corp.............................................  1,739,519     48,480,395
                                                             ---------- --------------
TOTAL INFORMATION TECHNOLOGY................................             3,264,492,946
                                                                        --------------
MATERIALS -- (4.1%)
     Air Products & Chemicals, Inc..........................    340,649     52,579,173
#    Albemarle Corp.........................................    492,856     48,901,172
*    Alcoa Corp.............................................    830,728     29,067,173
     Ashland Global Holdings, Inc...........................    369,641     27,346,041
#    Ball Corp..............................................    481,524     21,572,275
#    CF Industries Holdings, Inc............................  1,279,879     61,472,588
     DowDuPont, Inc.........................................  3,009,073    162,249,216
     Eastman Chemical Co....................................  1,053,642     82,552,851
     Freeport-McMoRan, Inc..................................  4,951,916     57,689,821
     Huntsman Corp..........................................    791,799     17,324,562
     International Paper Co.................................  1,061,238     48,137,756
#    Martin Marietta Materials, Inc.........................    229,436     39,297,798
     Mosaic Co. (The).......................................  1,232,432     38,131,446

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CONTINUED


                                                                 SHARES        VALUE+
                                                               ----------- ---------------
MATERIALS -- (Continued)
       Newmont Mining Corp....................................   3,129,949 $    96,778,023
       Nucor Corp.............................................   2,499,919     147,795,211
       Olin Corp..............................................     388,979       7,857,376
       Reliance Steel & Aluminum Co...........................     456,094      35,994,939
#      Royal Gold, Inc........................................     121,993       9,348,324
       Sonoco Products Co.....................................      61,412       3,351,867
       Steel Dynamics, Inc....................................   1,698,064      67,243,334
#      United States Steel Corp...............................   1,062,648      28,192,052
#      Valvoline, Inc.........................................   1,033,732      20,591,941
#      Vulcan Materials Co....................................     432,551      43,748,208
       Westlake Chemical Corp.................................     371,564      26,492,513
#      WestRock Co............................................   1,056,585      45,401,458
                                                               ----------- ---------------
TOTAL MATERIALS...............................................               1,219,117,118
                                                                           ---------------
REAL ESTATE -- (0.2%)
*      CBRE Group, Inc., Class A..............................     210,445       8,478,829
# *    Howard Hughes Corp. (The)..............................      14,913       1,663,098
       Jones Lang LaSalle, Inc................................     309,764      40,969,386
                                                               ----------- ---------------
TOTAL REAL ESTATE.............................................                  51,111,313
                                                                           ---------------
UTILITIES -- (0.3%)
       MDU Resources Group, Inc...............................     248,941       6,213,568
       NRG Energy, Inc........................................   1,445,428      52,310,039
# *    Vistra Energy Corp.....................................     962,770      21,787,485
                                                               ----------- ---------------
TOTAL UTILITIES...............................................                  80,311,092
                                                                           ---------------
TOTAL COMMON STOCKS...........................................              28,970,122,696
                                                                           ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
       State Street Institutional U.S. Government Money
         Market Fund 2.090%................................... 254,325,822     254,325,822
                                                               ----------- ---------------
SECURITIES LENDING COLLATERAL -- (1.7%)
@ (S)  DFA Short Term Investment Fund.........................  44,660,829     516,725,797
                                                               ----------- ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $22,308,146,322)......................................             $29,741,174,315
                                                                           ===============

P.L.C.Public Limited Company
SA    Special Assessment

+     See Note B to Financial Statements.
#     Total or Partial Securities on Loan.
*     Non-Income Producing Securities.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

SCHEDULE OF INVESTMENTS
CONTINUED


As of October 31, 2018, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index      1,505    12/21/18  $217,728,490 $204,010,275   (13,718,215)
                                               ------------ ------------  ------------
TOTAL FUTURES CONTRACTS                        $217,728,490 $204,010,275  $(13,718,215)
                                               ============ ============  ============

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
-                                   -----------------------------------------------------
                                        LEVEL 1        LEVEL 2    LEVEL 3      TOTAL
-                                   ---------------  ------------ ------- ---------------
Common Stocks
   Communication Services.......... $ 2,590,420,754            --   --    $ 2,590,420,754
   Consumer Discretionary..........   1,979,171,476            --   --      1,979,171,476
   Consumer Staples................   1,510,872,286            --   --      1,510,872,286
   Energy..........................   4,224,357,974            --   --      4,224,357,974
   Financials......................   6,541,341,368            --   --      6,541,341,368
   Healthcare......................   4,917,318,647            --   --      4,917,318,647
   Industrials.....................   2,591,607,722            --   --      2,591,607,722
   Information Technology..........   3,264,492,946            --   --      3,264,492,946
   Materials.......................   1,219,117,118            --   --      1,219,117,118
   Real Estate.....................      51,111,313            --   --         51,111,313
   Utilities.......................      80,311,092            --   --         80,311,092
Temporary Cash Investments.........     254,325,822            --   --        254,325,822
Securities Lending Collateral......              --  $516,725,797   --        516,725,797
Futures Contracts**................     (13,718,215)           --   --        (13,718,215)
                                    ---------------  ------------   --    ---------------
TOTAL.............................. $29,210,730,303  $516,725,797   --    $29,727,456,100
                                    ===============  ============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                       THE JAPANESE SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              SHARES    VALUE>>
                                                             --------- ----------
COMMON STOCKS -- (94.6%)
COMMUNICATION SERVICES -- (2.9%)
#    Aeria, Inc.............................................    97,700 $  558,826
#    Akatsuki, Inc..........................................    46,200  1,814,450
# *  AlphaPolis Co., Ltd....................................    11,300    184,726
#    Amuse, Inc.............................................    85,298  2,173,965
#    AOI TYO Holdings, Inc..................................   152,331  1,686,279
     Asahi Broadcasting Group Holdings Corp.................    66,000    449,161
#    Asahi Net, Inc.........................................   117,800    530,852
#    Ateam, Inc.............................................    92,700  1,766,046
# *  Atrae, Inc.............................................    46,700    832,941
     Avex, Inc..............................................   269,900  3,631,741
# *  Bengo4.com, Inc........................................    52,900  1,468,694
*    Broadmedia Corp........................................   156,100     94,040
#    CareerIndex, Inc.......................................    59,900    827,625
#    Ceres, Inc.............................................    18,800    326,708
#    COLOPL, Inc............................................   387,800  2,388,892
#    COOKPAD, Inc...........................................   157,300    576,518
# *  Cyberstep, Inc.........................................    30,700    319,180
# *  Designone Japan, Inc...................................    50,700    217,133
#    Dip Corp...............................................   235,200  5,104,742
*    eBook Initiative Japan Co., Ltd........................     9,100    150,887
     F@N Communications, Inc................................   340,700  1,888,940
#    Faith, Inc.............................................    54,410    652,397
#    Freebit Co., Ltd.......................................    79,500    626,000
# *  Full Speed, Inc........................................    47,700    277,907
     Gakken Holdings Co., Ltd...............................    31,300  1,584,062
     Gree, Inc..............................................   913,000  3,820,866
# *  Gumi, Inc..............................................   144,200    768,608
#    GungHo Online Entertainment, Inc.......................   825,500  1,492,392
#    Gurunavi, Inc..........................................   209,700  1,600,338
#    IMAGICA GROUP, Inc.....................................   110,000    543,557
     Intage Holdings, Inc...................................   246,900  2,127,996
     Internet Initiative Japan, Inc.........................   200,400  3,878,577
*    Itokuro, Inc...........................................    52,800  1,398,970
*    Kadokawa Dwango........................................   180,416  1,801,231
#    Kamakura Shinsho, Ltd..................................   120,400  1,142,786
#    KLab, Inc..............................................   260,800  2,296,182
*    LIFULL Co., Ltd........................................   428,600  2,901,506
#    Macromill, Inc.........................................   216,100  4,276,366
#    MarkLines Co., Ltd.....................................    79,100  1,086,821
     Marvelous, Inc.........................................   236,800  1,897,236
     Members Co., Ltd.......................................    40,200    451,657
     Mixi, Inc..............................................   326,200  7,127,450
#    Mobile Factory, Inc....................................    40,600    501,253
     MTI, Ltd...............................................   199,300    959,624
# *  Mynet, Inc.............................................    45,400    445,523
     Okinawa Cellular Telephone Co..........................    77,000  2,836,461
     OPT Holding, Inc.......................................    26,400    589,134
     Proto Corp.............................................    91,800  1,217,053
#    Septeni Holdings Co., Ltd..............................    51,500     87,559
     Shobunsha Publications, Inc............................   258,500  1,267,067
     SKY Perfect JSAT Holdings, Inc......................... 1,048,800  4,657,116
# *  Synchro Food Co., Ltd..................................    72,600    504,958
     Toei Animation Co., Ltd................................    87,800  2,963,123
     Toei Co., Ltd..........................................    50,400  5,503,011

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- ------------
COMMUNICATION SERVICES -- (Continued)
     Tohokushinsha Film Corp................................  87,200 $    476,360
     Tow Co., Ltd........................................... 132,800      965,417
     TV Asahi Holdings Corp................................. 109,300    2,040,508
     Tv Tokyo Holdings Corp................................. 104,500    2,408,533
# *  Usen-Next Holdings Co., Ltd............................ 107,400    1,048,443
#    ValueCommerce Co., Ltd................................. 124,900    1,765,197
# *  V-Cube, Inc............................................ 133,700      611,376
#    Vector, Inc............................................ 192,100    3,287,992
# *  Vision, Inc............................................  59,500    2,039,322
     Voyage Group, Inc......................................  69,100      817,993
#    WirelessGate, Inc......................................  63,300      317,634
     Wowow, Inc.............................................  44,300    1,288,099
*    Zappallas, Inc.........................................  55,900      188,446
     Zenrin Co., Ltd........................................ 257,750    6,413,254
*    ZIGExN Co., Ltd........................................ 426,200    2,632,782
                                                             ------- ------------
TOTAL COMMUNICATION SERVICES................................          116,578,489
                                                                     ------------
CONSUMER DISCRETIONARY -- (17.7%)
#    Adastria Co., Ltd...................................... 210,740    3,433,948
#    Adventure, Inc.........................................  19,600    1,292,529
     Aeon Fantasy Co., Ltd..................................  53,732    1,679,123
*    AGORA Hospitality Group Co., Ltd....................... 372,000       95,556
     Ahresty Corp........................................... 152,800      969,766
#    Aigan Co., Ltd.........................................  86,100      247,476
     Ainavo Holdings Co., Ltd...............................   1,700       13,723
     Aisan Industry Co., Ltd................................ 257,500    1,928,008
# *  Akebono Brake Industry Co., Ltd........................ 396,600      797,544
     Alpen Co., Ltd......................................... 129,400    2,174,488
     Alpha Corp.............................................  51,500      623,290
     Alpine Electronics, Inc................................ 277,500    4,710,154
     Amiyaki Tei Co., Ltd...................................  30,500    1,074,040
*    Anrakutei Co., Ltd.....................................   1,300       54,441
     AOKI Holdings, Inc..................................... 276,100    3,636,528
     Aoyama Trading Co., Ltd................................ 324,200    9,808,171
     Arata Corp.............................................  94,900    4,309,596
     Arcland Sakamoto Co., Ltd.............................. 221,600    2,901,856
     Arcland Service Holdings Co., Ltd...................... 123,400    2,529,436
     Asahi Co., Ltd......................................... 127,600    1,534,036
     Asante, Inc............................................  47,700      950,619
     Ashimori Industry Co., Ltd.............................  30,899      511,204
#    Asti Corp..............................................  20,800      352,660
#    Atom Corp.............................................. 691,100    6,132,916
     Atsugi Co., Ltd........................................ 124,300    1,128,101
     Aucnet, Inc............................................  13,700      143,850
     Autobacs Seven Co., Ltd................................ 530,000    8,529,901
     Baroque Japan, Ltd..................................... 105,800      957,866
*    Beaglee, Inc...........................................  35,400      415,496
#    Beauty Garage, Inc.....................................  17,400      289,554
#    Beenos, Inc............................................  66,400      986,466
     Belluna Co., Ltd....................................... 358,000    3,556,292
     Bookoff Group Holdings, Ltd............................  68,800      447,549
     BRONCO BILLY Co., Ltd..................................  73,800    1,907,677
#    Can Do Co., Ltd........................................  65,900      967,254
     Central Automotive Products, Ltd.......................  83,300    1,134,043
     Central Sports Co., Ltd................................  49,500    1,728,768
#    Chikaranomoto Holdings Co., Ltd........................  35,400      283,262

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#    CHIMNEY Co., Ltd.......................................  37,900 $  931,049
#    Chiyoda Co., Ltd....................................... 130,000  2,506,098
     Chofu Seisakusho Co., Ltd.............................. 138,000  2,794,268
     Chori Co., Ltd.........................................  77,800  1,281,537
     Chuo Spring Co., Ltd...................................  20,000    620,531
#    Clarion Co., Ltd....................................... 177,600  3,893,617
     Cleanup Corp........................................... 145,100    884,838
#    Coco's Japan Co., Ltd..................................  54,300  1,054,922
#    Colowide Co., Ltd...................................... 350,600  8,536,631
     Corona Corp............................................ 105,500  1,041,412
#    Create Restaurants Holdings, Inc....................... 319,900  3,393,402
#    Cross Plus, Inc........................................   9,800     68,463
     Daido Metal Co., Ltd................................... 279,700  2,139,757
#    Daidoh, Ltd............................................  82,300    261,172
#    Daikoku Denki Co., Ltd.................................  63,200    899,016
     Daikyonishikawa Corp................................... 292,400  2,793,081
     Dainichi Co., Ltd......................................  69,100    454,916
     Daisyo Corp............................................  47,200    703,575
     Daiyu Lic Holdings Co., Ltd............................  75,600    715,392
#    DCM Holdings Co., Ltd.................................. 762,100  7,410,662
     DD Holdings Co., Ltd...................................  34,200    686,639
#    Descente, Ltd.......................................... 286,100  7,491,243
     Doshisha Co., Ltd...................................... 166,900  3,436,657
#    Doutor Nichires Holdings Co., Ltd...................... 237,686  4,223,903
#    Dynic Corp.............................................  42,200    313,181
     Eagle Industry Co., Ltd................................ 201,000  2,342,011
#    EAT&Co, Ltd............................................  36,100    536,614
     EDION Corp............................................. 510,900  5,372,458
*    Enigmo, Inc............................................  85,200  1,520,801
#    ES-Con Japan, Ltd...................................... 264,600  1,567,687
     ESCRIT, Inc............................................  56,500    351,766
     ESTELLE Holdings Co., Ltd..............................  12,600     79,431
     Exedy Corp............................................. 210,200  5,177,383
     FCC Co., Ltd........................................... 263,700  6,530,782
#    Felissimo Corp.........................................  21,200    239,232
#    Fields Corp............................................ 109,800    820,881
#    Fine Sinter Co., Ltd...................................  10,300    217,880
#    First Juken Co., Ltd...................................  51,200    543,671
#    First-corp, Inc........................................  55,000    513,342
     FJ Next Co., Ltd....................................... 122,400    906,771
     Foster Electric Co., Ltd............................... 151,200  2,209,487
     France Bed Holdings Co., Ltd........................... 152,300  1,286,616
     F-Tech, Inc............................................ 102,100    997,649
     Fuji Co., Ltd.......................................... 152,700  2,867,445
#    Fuji Corp. (6163543)...................................  39,100    718,321
     Fuji Corp., Ltd........................................ 199,300  1,522,605
#    Fuji Kyuko Co., Ltd.................................... 164,500  4,801,225
     Fujibo Holdings, Inc...................................  75,500  2,199,717
     Fujikura Rubber, Ltd................................... 134,600    645,122
#    Fujio Food System Co., Ltd.............................  59,400  1,081,735
     Fujishoji Co., Ltd.....................................  56,600    524,670
     Fujita Kanko, Inc......................................  61,500  1,678,350
#    Fujitsu General, Ltd................................... 462,300  6,925,222
     FuKoKu Co., Ltd........................................  65,400    533,969
# *  Funai Electric Co., Ltd................................ 145,300    707,841
#    Furukawa Battery Co., Ltd. (The)....................... 104,300    785,578
     Furyu Corp.............................................  94,100    755,219

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
     CONSUMER DISCRETIONARY -- (Continued)..................
     Futaba Industrial Co., Ltd............................. 431,700 $2,358,797
     Gakkyusha Co., Ltd.....................................  53,400    815,627
 #   Genki Sushi Co., Ltd...................................  41,200  2,228,550
     Geo Holdings Corp...................................... 247,800  3,775,022
 #   Gfoot Co., Ltd.........................................  98,100    654,166
     GLOBERIDE, Inc.........................................  68,999  1,658,554
 #   Gokurakuyu Holdings Co., Ltd...........................  82,500    423,366
 #   Goldwin, Inc...........................................  77,600  5,531,604
 #   Golf Digest Online, Inc................................  75,200    623,521
     Greens Co., Ltd........................................  16,900    208,010
     GSI Creos Corp.........................................  31,592    377,434
 #   G-Tekt Corp............................................ 138,800  1,958,938
     Gunze, Ltd............................................. 120,000  5,321,783
     H2O Retailing Corp..................................... 519,000  8,063,808
 #   Hagihara Industries, Inc...............................  90,800  1,346,868
 #   Hakuyosha Co., Ltd.....................................  13,600    368,709
 #   Hamee Corp.............................................  44,900    673,285
     Handsman Co., Ltd......................................  37,500    365,898
     Happinet Corp.......................................... 117,000  1,776,318
 #   Harada Industry Co., Ltd...............................  71,600    514,947
     Hard Off Corp Co., Ltd.................................  67,700    567,043
     Haruyama Holdings, Inc.................................  56,500    446,093
     Heian Ceremony Service Co., Ltd........................   8,300     65,734
     Heiwa Corp.............................................  14,700    336,190
     Hiday Hidaka Corp...................................... 163,287  3,185,237
     HI-LEX Corp............................................ 103,600  2,169,867
 #   Himaraya Co., Ltd......................................  35,900    314,617
 #   Hinokiya Group Co., Ltd................................  47,200  1,141,261
 #   Hiramatsu, Inc......................................... 276,200  1,154,526
     HIS Co., Ltd...........................................  84,600  2,576,615
     H-One Co., Ltd......................................... 143,300  1,514,887
     Honeys Holdings Co., Ltd............................... 129,340  1,027,376
 #   Hoosiers Holdings...................................... 368,500  2,045,187
 #   Hotland Co., Ltd.......................................  76,500    979,222
 #   House Do Co., Ltd......................................  58,100    849,410
 #   HUB Co., Ltd...........................................  35,400    281,872
 #   I K K, Inc.............................................  68,000    432,883
 #   I.K Co., Ltd...........................................  44,300    403,329
 #   IBJ, Inc............................................... 146,000    803,447
     Ichibanya Co., Ltd..................................... 107,258  4,094,330
     Ichikoh Industries, Ltd................................ 244,500  1,697,541
 #   IDOM, Inc.............................................. 274,900    925,460
     IJT Technology Holdings Co., Ltd....................... 170,180  1,055,060
     Imasen Electric Industrial............................. 132,600  1,217,907
 #   Istyle, Inc............................................ 325,600  2,919,170
     Janome Sewing Machine Co., Ltd......................... 104,900    538,318
 #   Japan Best Rescue System Co., Ltd...................... 132,900  1,280,202
     Japan Wool Textile Co., Ltd. (The)..................... 377,400  2,979,755
 #   JFLA Holdings, Inc..................................... 121,800    444,375
     JINS, Inc..............................................  98,900  5,600,438
 #   Joban Kosan Co., Ltd...................................  42,899    654,605
 #   Jolly - Pasta Co., Ltd.................................  22,600    353,516
     Joshin Denki Co., Ltd.................................. 133,200  3,403,836
     JP-Holdings, Inc....................................... 374,800    992,677
     JVC Kenwood Corp....................................... 747,400  1,847,918
     Kasai Kogyo Co., Ltd................................... 204,200  1,882,651
     Kawai Musical Instruments Manufacturing Co., Ltd.......  44,800  1,553,544

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Keihin Corp............................................ 312,500 $6,153,104
     Keiyo Co., Ltd......................................... 201,300    996,249
     KFC Holdings Japan, Ltd................................  75,000  1,318,854
     King Co., Ltd..........................................  44,900    181,516
# *  Kintetsu Department Store Co., Ltd.....................  59,900  1,883,153
#    Ki-Star Real Estate Co., Ltd...........................  59,500  1,048,883
*    KNT-CT Holdings Co., Ltd...............................  93,100  1,023,059
     Kohnan Shoji Co., Ltd.................................. 179,800  4,498,399
*    Kojima Co., Ltd........................................ 194,200    855,504
     Komatsu Matere Co., Ltd................................ 226,400  1,870,975
     KOMEDA Holdings Co., Ltd............................... 341,500  6,717,899
     Komehyo Co., Ltd.......................................  53,500    732,989
     Komeri Co., Ltd........................................ 228,400  5,918,902
     Konaka Co., Ltd........................................ 122,106    540,566
     Koshidaka Holdings Co., Ltd............................ 324,800  3,785,377
# *  Kourakuen Holdings Corp................................  77,400  1,269,020
#    KU Holdings Co., Ltd................................... 130,900  1,075,316
     Kura Corp..............................................  77,900  4,514,383
     Kurabo Industries, Ltd................................. 129,900  3,135,688
     Kushikatsu Tanaka Holdings Co..........................  23,000    613,407
#    KYB Corp............................................... 144,300  3,461,271
#    Kyoritsu Maintenance Co., Ltd.......................... 140,662  6,249,160
#    Kyoto Kimono Yuzen Co., Ltd............................  29,100    119,337
*    Laox Co., Ltd.......................................... 206,900    660,291
     LEC, Inc............................................... 172,200  3,447,736
# *  LIKE Kidsnext Co., Ltd.................................  43,600    427,427
*    Litalico, Inc..........................................  44,900    830,461
     LIXIL VIVA Corp........................................ 133,500  2,165,052
     Look Holdings, Inc.....................................  45,600    464,119
#    Mamiya-Op Co., Ltd.....................................  32,700    287,389
     Mars Group Holdings Corp...............................  89,700  1,849,021
*    Maruzen CHI Holdings Co., Ltd.......................... 109,800    339,213
#    Matsuya Co., Ltd....................................... 174,800  1,650,091
     Matsuyafoods Holdings co., Ltd.........................  68,300  2,204,405
#    Media Do Holdings Co., Ltd.............................  51,400  1,101,777
#    Meiko Network Japan Co., Ltd........................... 137,500  1,207,619
     Meiwa Estate Co., Ltd..................................  95,300    528,836
     Mikuni Corp............................................ 167,900    920,752
     Misawa Homes Co., Ltd.................................. 129,600    973,840
     Mitsuba Corp........................................... 215,490  1,696,768
     Mizuno Corp............................................ 150,300  3,516,730
     Monogatari Corp. (The).................................  39,900  3,562,380
     Morito Co., Ltd........................................ 112,500    850,868
#    MrMax Holdings, Ltd.................................... 176,100    815,865
     Murakami Corp..........................................  30,000    724,576
     Musashi Seimitsu Industry Co., Ltd..................... 321,400  4,690,487
     Nafco Co., Ltd.........................................  47,500    761,290
     Nagawa Co., Ltd........................................  43,600  2,101,097
*    Naigai Co., Ltd........................................  21,500     94,849
#    Nakayamafuku Co., Ltd..................................  63,000    344,447
#    Nextage Co., Ltd....................................... 255,100  2,341,614
     Nice Holdings, Inc.....................................  49,500    510,938
     Nichirin Co., Ltd......................................  69,660  1,471,442
     Nihon Eslead Corp......................................  57,800    782,778
#    Nihon House Holdings Co., Ltd.......................... 319,900  1,459,567
     Nihon Plast Co., Ltd................................... 122,500    990,825
#    Nihon Tokushu Toryo Co., Ltd...........................  87,400  1,675,988

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Nikki Co., Ltd.........................................     2,100 $   40,964
#    Nippon Felt Co., Ltd...................................    80,200    337,522
     Nippon Piston Ring Co., Ltd............................    46,000    864,861
     Nippon Seiki Co., Ltd..................................   336,800  5,926,971
#    Nippon View Hotel Co., Ltd.............................    41,400    472,708
     Nishikawa Rubber Co., Ltd..............................    28,100    493,761
#    Nishimatsuya Chain Co., Ltd............................   361,700  3,219,533
     Nissan Shatai Co., Ltd.................................   533,700  4,298,879
     Nissan Tokyo Sales Holdings Co., Ltd...................   174,100    534,921
     Nissin Kogyo Co., Ltd..................................   301,400  4,385,121
     Nittan Valve Co., Ltd..................................    93,500    283,202
     Nojima Corp............................................   216,300  5,108,740
     Ohashi Technica, Inc...................................    72,600    907,848
     Ohsho Food Service Corp................................    96,000  6,618,786
# *  Oisix ra daichi, Inc...................................    75,000  1,296,020
#    Omikenshi Co., Ltd.....................................    32,200    197,213
     Onward Holdings Co., Ltd...............................   847,200  5,107,457
     Ootoya Holdings Co., Ltd...............................    38,900    777,605
# *  Open Door, Inc.........................................    76,200  1,809,191
#    Otsuka Kagu, Ltd.......................................    82,500    192,625
     Ozu Corp...............................................    23,000    400,293
     Pacific Industrial Co., Ltd............................   327,600  4,786,301
     PAL GROUP Holdings Co., Ltd............................    91,200  2,672,064
#    PAPYLESS Co., Ltd......................................    37,700    973,327
#    Parco Co., Ltd.........................................   151,000  1,602,855
     Paris Miki Holdings, Inc...............................   177,200    761,036
     PC Depot Corp..........................................   190,481    956,379
     People Co., Ltd........................................    19,600    224,041
#    Pepper Food Service Co., Ltd...........................    92,300  2,592,471
     PIA Corp...............................................    36,900  1,763,919
     Piolax, Inc............................................   215,400  4,693,348
# *  Pioneer Corp........................................... 2,489,100  2,228,773
#    Plenus Co., Ltd........................................   161,300  2,581,462
     Press Kogyo Co., Ltd...................................   623,200  2,849,229
     Pressance Corp.........................................   260,100  2,958,093
     Raccoon Co., Ltd.......................................    98,400    538,421
     Regal Corp.............................................     1,500     36,751
     Renaissance, Inc.......................................    88,700  1,786,971
# *  Renown, Inc............................................   366,700    374,734
#    Resol Holdings Co., Ltd................................    16,799    629,757
     Resorttrust, Inc.......................................   201,200  3,098,572
     Rhythm Watch Co., Ltd..................................    55,900    989,913
#    Riberesute Corp........................................    60,400    498,732
     Ride On Express Holdings Co., Ltd......................    62,200    764,221
     Right On Co., Ltd......................................   119,625    995,267
     Riken Corp.............................................    69,700  3,335,784
     Ringer Hut Co., Ltd....................................   172,000  3,445,654
#    Riso Kyoiku Co., Ltd...................................   261,700  2,768,154
     Round One Corp.........................................   563,400  6,682,384
     Royal Holdings Co., Ltd................................   216,900  5,366,694
# *  Royal Hotel, Ltd. (The)................................     2,100     31,836
*    RVH, Inc...............................................       100        236
     Sac's Bar Holdings, Inc................................   138,350  1,226,162
     Saizeriya Co., Ltd.....................................   217,900  4,135,335
     Sakai Ovex Co., Ltd....................................    30,999    616,100
     San Holdings, Inc......................................    31,800    742,433
*    Sanden Holdings Corp...................................    97,400  1,064,269

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Sanei Architecture Planning Co., Ltd...................  78,200 $1,140,457
     Sangetsu Corp.......................................... 367,050  7,059,581
     Sankyo Seiko Co., Ltd.................................. 238,900    959,305
     Sanoh Industrial Co., Ltd.............................. 190,700  1,086,128
#    Sanyei Corp............................................   4,300    120,291
     Sanyo Electric Railway Co., Ltd........................ 121,098  2,674,051
     Sanyo Housing Nagoya Co., Ltd..........................  78,200    693,695
#    Sanyo Shokai, Ltd......................................  96,199  1,621,972
#    Scroll Corp............................................ 230,500    977,701
#    Seiko Holdings Corp.................................... 206,281  4,948,953
     Seiren Co., Ltd........................................ 347,800  4,948,192
# *  Senshukai Co., Ltd..................................... 230,700    593,667
#    SFP Holdings Co., Ltd..................................  74,500  1,101,261
#    Shidax Corp............................................ 152,000    488,829
#    Shikibo, Ltd...........................................  65,500    656,499
     Shimachu Co., Ltd...................................... 282,300  7,400,133
     Shimojima Co., Ltd.....................................  34,900    312,369
#    Shoei Co., Ltd.........................................  90,900  3,541,646
     Showa Corp............................................. 415,200  5,713,720
     Snow Peak, Inc.........................................  47,600    633,129
     SNT Corp............................................... 230,100    766,522
     Soft99 Corp............................................  81,800    727,214
#    Sotoh Co., Ltd.........................................  42,900    377,613
#    Space Value Holdings Co., Ltd.......................... 233,000  2,079,417
     SPK Corp...............................................  22,200    475,370
#    SRS Holdings Co., Ltd..................................  49,200    435,269
     St Marc Holdings Co., Ltd.............................. 117,900  2,800,076
     Starts Corp., Inc...................................... 245,400  5,095,771
     Step Co., Ltd..........................................  60,400    840,853
     Studio Alice Co., Ltd..................................  70,300  1,607,644
*    Studio Atao Co., Ltd...................................     500     11,965
#    Suminoe Textile Co., Ltd...............................  38,600    924,691
     Sumitomo Riko Co., Ltd................................. 274,000  2,263,647
     Suncall Corp........................................... 128,700    833,091
     Sushiro Global Holdings, Ltd........................... 130,500  6,873,838
#    Syuppin Co., Ltd....................................... 161,200  2,010,901
     T RAD Co., Ltd.........................................  49,000  1,170,278
     Tachikawa Corp.........................................  73,900    741,806
     Tachi-S Co., Ltd....................................... 224,140  3,159,143
     Taiho Kogyo Co., Ltd................................... 119,300  1,075,781
     Take And Give Needs Co., Ltd...........................  63,210    991,598
#    Takihyo Co., Ltd.......................................  34,100    593,792
#    Tama Home Co., Ltd..................................... 123,500  1,269,915
     Tamron Co., Ltd........................................ 126,400  2,255,617
     Tbk Co., Ltd........................................... 160,300    654,022
     Tear Corp..............................................  72,100    512,772
#    Temairazu, Inc.........................................  11,200    271,646
#    Tenpos Holdings Co., Ltd...............................  34,500    640,942
     T-Gaia Corp............................................ 146,200  3,310,046
     Tigers Polymer Corp....................................  87,800    538,670
     Toa Corp. (6894434).................................... 173,700  1,861,850
#    Toabo Corp.............................................  54,799    267,566
#    Tokai Rika Co., Ltd.................................... 341,900  6,234,234
     Token Corp.............................................  55,050  3,566,040
# *  Tokyo Base Co., Ltd.................................... 154,700    866,945
     Tokyo Dome Corp........................................ 628,300  5,530,321
     Tokyo Individualized Educational Institute, Inc........ 121,000  1,565,107

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CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
     Tokyo Radiator Manufacturing Co., Ltd..................  24,300 $    207,025
#    Tokyotokeiba Co., Ltd.................................. 107,300    3,794,275
#    Tokyu Recreation Co., Ltd..............................  20,400      888,993
     Tomy Co., Ltd.......................................... 630,693    7,336,724
     Topre Corp............................................. 243,700    5,071,331
#    Toridoll Holdings Corp................................. 162,800    2,757,462
#    Torikizoku Co., Ltd....................................  54,600      998,049
     Tosho Co., Ltd......................................... 114,400    4,444,539
     Toyo Tire & Rubber Co., Ltd............................ 430,400    7,179,731
     TPR Co., Ltd........................................... 164,700    4,011,491
     TSI Holdings Co., Ltd.................................. 522,195    3,560,614
#    Tsukada Global Holdings, Inc........................... 119,000      635,532
     Tsukamoto Corp. Co., Ltd...............................  19,000      198,421
     Tsutsumi Jewelry Co., Ltd..............................  57,100    1,121,868
#    Ukai Co., Ltd..........................................   5,900      204,409
#    Umenohana Co., Ltd.....................................  21,700      507,661
     Unipres Corp........................................... 292,000    5,223,299
     United Arrows, Ltd..................................... 163,600    6,151,730
*    Unitika, Ltd........................................... 431,400    2,200,482
*    U-Shin, Ltd............................................ 172,300    1,161,933
*    Vega Corp. Co., Ltd....................................   1,700       16,190
# *  VIA Holdings, Inc...................................... 155,400      984,903
#    Village Vanguard Co., Ltd..............................  40,600      381,646
# *  Visionary Holdings Co., Ltd............................ 637,300      584,009
#    VT Holdings Co., Ltd................................... 590,100    2,462,198
     Wacoal Holdings Corp................................... 364,700   10,055,102
     Waseda Academy Co., Ltd................................  12,600      223,363
#    WATAMI Co., Ltd........................................ 167,200    1,914,938
     Watts Co., Ltd.........................................  67,800      525,787
     Weds Co., Ltd..........................................  14,500       84,805
     Xebio Holdings Co., Ltd................................ 202,000    2,799,766
     Yachiyo Industry Co., Ltd..............................  52,900      421,212
#    Yagi & Co., Ltd........................................  18,600      280,864
     Yamato International, Inc.............................. 119,800      494,880
#    Yasunaga Corp..........................................  56,800      876,957
     Yellow Hat, Ltd........................................ 130,200    3,201,417
     Yomiuri Land Co., Ltd..................................  28,500    1,080,314
     Yondoshi Holdings, Inc................................. 129,420    2,746,742
     Yorozu Corp............................................ 150,500    2,121,842
#    Yoshinoya Holdings Co., Ltd............................ 165,000    2,712,043
#    Yossix Co., Ltd........................................  26,300      610,795
#    Yume No Machi Souzou Iinkai Co., Ltd................... 165,200    3,450,780
     Yutaka Giken Co., Ltd..................................   8,700      170,199
#    Zojirushi Corp......................................... 307,700    3,360,920
                                                             ------- ------------
TOTAL CONSUMER DISCRETIONARY                                          713,066,175
                                                                     ------------
CONSUMER STAPLES -- (7.6%)
#    Aeon Hokkaido Corp..................................... 261,700    1,847,639
     AFC-HD AMS Life Science Co., Ltd.......................  48,200      304,485
#    Albis Co., Ltd.........................................  42,600    1,105,969
     Arcs Co., Ltd.......................................... 304,900    7,367,683
     Artnature, Inc......................................... 129,400      760,777
     Axial Retailing, Inc................................... 115,000    3,767,969
     Belc Co., Ltd..........................................  79,300    4,049,535
#    Bourbon Corp...........................................  50,000      896,460
     Bull-Dog Sauce Co., Ltd................................   1,500       28,332

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
 CONSUMER STAPLES -- (Continued)
     Cawachi, Ltd...........................................  52,400 $  972,511
     C'BON COSMETICS Co., Ltd...............................   8,200    200,503
     Chubu Shiryo Co., Ltd.................................. 180,300  2,195,037
     Chuo Gyorui Co., Ltd...................................   9,800    244,637
     Ci:z Holdings Co., Ltd.................................  41,800  2,166,008
     cocokara fine, Inc..................................... 134,860  7,423,232
     Como Co., Ltd..........................................   2,000     44,666
     Cota Co., Ltd..........................................  76,565  1,009,901
     Create SD Holdings Co., Ltd............................ 210,700  5,337,479
     Daikokutenbussan Co., Ltd..............................  44,500  1,664,686
     Delica Foods Holdings Co., Ltd.........................  31,100    413,372
     DyDo Group Holdings, Inc...............................  73,700  3,741,055
 #   Earth Corp............................................. 101,700  4,626,248
     Ebara Foods Industry, Inc..............................  24,600    465,913
     Eco's Co., Ltd.........................................  61,300  1,075,612
     Ensuiko Sugar Refining Co., Ltd........................  86,200    189,508
     Feed One Co., Ltd...................................... 949,940  1,616,919
 *   First Baking Co., Ltd..................................  12,000    116,524
 #   Fujicco Co., Ltd....................................... 153,100  3,513,838
     Fujiya Co., Ltd........................................  75,100  1,625,841
     G-7 Holdings, Inc......................................  44,800  1,016,425
 #   Genky DrugStores Co., Ltd..............................  46,800  1,514,333
     HABA Laboratories, Inc.................................  18,000  1,292,585
     Hagoromo Foods Corp....................................  19,500    463,648
     Halows Co., Ltd........................................  58,000  1,266,300
     Hayashikane Sangyo Co., Ltd............................  29,400    183,269
     Heiwado Co., Ltd....................................... 223,200  5,721,153
     Hokkaido Coca-Cola Bottling Co., Ltd...................  18,299    603,137
     Hokuryo Co. Ltd/Hokkaido...............................  14,900    100,922
     Hokuto Corp............................................ 189,700  3,235,906
     Ichimasa Kamaboko Co., Ltd.............................  39,500    348,995
     Imuraya Group Co., Ltd.................................  56,200  1,539,045
 #   Inageya Co., Ltd....................................... 175,800  2,217,900
     Itochu-Shokuhin Co., Ltd...............................  34,900  1,625,317
     Itoham Yonekyu Holdings, Inc...........................  70,000    440,820
     Iwatsuka Confectionery Co., Ltd........................   4,600    179,611
     Japan Meat Co., Ltd....................................  77,500  1,403,001
     J-Oil Mills, Inc.......................................  76,300  2,629,899
     Kadoya Sesame Mills, Inc...............................  14,900    793,479
     Kakiyasu Honten Co., Ltd...............................  65,000  1,434,861
     Kameda Seika Co., Ltd..................................  96,400  4,564,570
     Kaneko Seeds Co., Ltd..................................  38,600    494,561
 #   Kanemi Co., Ltd........................................   5,400    143,645
     Kansai Super Market, Ltd...............................  84,600    782,688
     Kato Sangyo Co., Ltd................................... 174,500  5,377,145
     Kenko Mayonnaise Co., Ltd..............................  93,600  2,001,572
 #   Key Coffee, Inc........................................ 138,900  2,467,464
     Kirindo Holdings Co., Ltd..............................  54,500    761,769
 #   Kitanotatsujin Corp.................................... 473,300  2,436,870
 #   Kobe Bussan Co., Ltd................................... 215,800  5,479,615
 #   Kotobuki Spirits Co., Ltd.............................. 154,800  5,929,736
     Kyokuyo Co., Ltd.......................................  71,999  1,977,060
     Lacto Japan Co., Ltd...................................  21,200  1,248,197
     Life Corp.............................................. 157,800  3,904,529
     Mandom Corp............................................ 175,300  4,864,691
     Marudai Food Co., Ltd.................................. 158,600  2,582,711
     Maruha Nichiro Corp.................................... 274,907  9,952,175

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CONTINUED


                                                             SHARES     VALUE>>
                                                            --------- -----------
CONSUMER STAPLES -- (Continued)
#   Maxvalu Nishinihon Co., Ltd............................    22,500 $   372,821
#   Maxvalu Tokai Co., Ltd.................................    49,300   1,087,857
    Medical System Network Co., Ltd........................   161,100     764,307
    Megmilk Snow Brand Co., Ltd............................   358,200   8,379,194
    Meito Sangyo Co., Ltd..................................    65,100     874,084
#   Milbon Co., Ltd........................................   182,752   6,560,503
    Ministop Co., Ltd......................................   120,100   2,217,542
    Mitsubishi Shokuhin Co., Ltd...........................   109,000   2,809,127
    Mitsui Sugar Co., Ltd..................................   124,770   3,356,289
    Miyoshi Oil & Fat Co., Ltd.............................    51,900     570,534
    Morinaga Milk Industry Co., Ltd........................   263,700   7,029,083
    Morozoff, Ltd..........................................    20,400     997,933
    Nagatanien Holdings Co., Ltd...........................    81,000   1,979,608
    Nakamuraya Co., Ltd....................................    27,600   1,098,263
    Natori Co., Ltd........................................    67,500   1,068,271
    Nichimo Co., Ltd.......................................    17,000     233,983
    Nihon Chouzai Co., Ltd.................................    55,660   1,725,059
    Niitaka Co., Ltd.......................................     2,860      43,648
    Nippon Beet Sugar Manufacturing Co., Ltd...............    69,100   1,204,164
#   Nippon Flour Mills Co., Ltd............................   382,300   6,331,806
    Nippon Suisan Kaisha, Ltd.............................. 2,140,300  13,671,543
    Nisshin Oillio Group, Ltd. (The).......................   185,000   5,551,483
    Nissin Sugar Co., Ltd..................................   112,100   2,219,762
    Nitto Fuji Flour Milling Co., Ltd......................     7,500     358,111
    Noevir Holdings Co., Ltd...............................    27,500   1,169,805
    Oenon Holdings, Inc....................................   444,900   1,542,563
    OIE Sangyo Co., Ltd....................................    20,900     263,006
    Okuwa Co., Ltd.........................................   174,900   1,752,160
#   Olympic Group Corp.....................................    62,300     439,307
    OUG Holdings, Inc......................................    19,400     454,067
    Pickles Corp...........................................    27,900     554,275
    Plant Co., Ltd.........................................    29,100     311,689
    Prima Meat Packers, Ltd................................   210,100   3,968,082
    Qol Holdings Co., Ltd..................................   173,600   3,653,709
#   Retail Partners Co., Ltd...............................   112,600   1,287,853
    Riken Vitamin Co., Ltd.................................    79,800   2,460,455
#   Rock Field Co., Ltd....................................   156,900   2,271,595
#   Rokko Butter Co., Ltd..................................    96,900   2,091,810
    S Foods, Inc...........................................   132,462   5,336,515
#   S&B Foods, Inc.........................................    19,499   1,435,783
    Sagami Rubber Industries Co., Ltd......................    63,300   1,385,488
    San-A Co., Ltd.........................................   133,000   5,611,009
    Sapporo Holdings, Ltd..................................   472,400   8,763,286
    Sato Foods Co., Ltd....................................       800      24,850
    Satudora Holdings Co., Ltd.............................     1,300      23,475
    Shinobu Foods Products Co., Ltd........................     1,600      10,034
#   Shoei Foods Corp.......................................    86,800   3,334,594
    Showa Sangyo Co., Ltd..................................   149,400   3,741,710
    Sogo Medical Holdings Co., Ltd.........................   133,400   2,862,132
    Starzen Co., Ltd.......................................    55,600   2,257,235
#   Toho Co., Ltd..........................................    55,600   1,101,620
    Tohto Suisan Co., Ltd..................................    18,099     342,529
    Torigoe Co., Ltd. (The)................................   102,200     870,563
#   Toyo Sugar Refining Co., Ltd...........................    15,700     156,080
#   Transaction Co., Ltd...................................   103,300     784,752
    United Super Markets Holdings, Inc.....................   395,200   4,331,531
    Uoriki Co., Ltd........................................    33,600     430,298

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
CONSUMER STAPLES -- (Continued)
     Valor Holdings Co., Ltd................................   290,300 $  6,230,596
     Warabeya Nichiyo Holdings Co., Ltd.....................   109,560    1,781,029
#    Watahan & Co., Ltd.....................................    47,400    1,018,701
     Yaizu Suisankagaku Industry Co., Ltd...................    56,900      505,773
#    Yakuodo Co., Ltd.......................................    81,900    2,531,920
     YA-MAN, Ltd............................................   230,000    3,708,695
     Yamatane Corp..........................................    70,100    1,158,347
     Yamaya Corp............................................    30,000      699,897
     Yamazawa Co., Ltd......................................     7,400      109,395
     Yaoko Co., Ltd.........................................    79,800    4,364,480
#    Yokohama Reito Co., Ltd................................   354,900    2,814,751
     Yomeishu Seizo Co., Ltd................................    50,500    1,067,407
     Yuasa Funashoku Co., Ltd...............................    13,400      421,649
     Yutaka Foods Corp......................................     3,900       68,932
                                                             --------- ------------
TOTAL CONSUMER STAPLES......................................            303,762,350
                                                                       ------------
ENERGY -- (0.8%)
#    BP Castrol K.K.........................................    53,100      681,348
     Fuji Kosan Co., Ltd....................................    33,100      182,846
     Fuji Oil Co., Ltd......................................   226,300      866,398
     Itochu Enex Co., Ltd...................................   350,800    3,303,041
     Japan Oil Transportation Co., Ltd......................    15,200      393,476
     Japan Petroleum Exploration Co., Ltd...................   259,300    5,420,175
     Mitsuuroko Group Holdings Co., Ltd.....................   206,300    1,345,302
     Modec, Inc.............................................   149,200    4,472,615
     Nippon Coke & Engineering Co., Ltd.....................   629,500      579,890
#    Sala Corp..............................................   362,800    2,075,922
     San-Ai Oil Co., Ltd....................................   379,900    4,084,957
     Shinko Plantech Co., Ltd...............................   295,000    2,748,820
     Sinanen Holdings Co., Ltd..............................    55,800    1,328,582
     Toa Oil Co., Ltd.......................................    50,100    1,159,751
     Toyo Kanetsu K.K.......................................    57,200    1,283,033
                                                             --------- ------------
TOTAL ENERGY................................................             29,926,156
                                                                       ------------
FINANCIALS -- (8.2%)
     77 Bank, Ltd. (The)....................................   496,152   10,248,303
     Advance Create Co., Ltd................................    42,500      789,290
     Aichi Bank, Ltd. (The).................................    63,200    2,411,801
# *  Aiful Corp............................................. 2,531,900    6,677,596
     Aizawa Securities Co., Ltd.............................   266,500    1,595,912
#    Akatsuki Corp..........................................   112,400      355,273
     Akita Bank, Ltd. (The).................................   114,140    2,649,962
     Anicom Holdings, Inc...................................   128,200    4,073,058
#    Aomori Bank, Ltd. (The)................................   142,900    3,898,699
     Asax Co., Ltd..........................................     9,300       48,548
     Awa Bank, Ltd. (The)...................................   263,600    7,173,482
     Bank of Iwate, Ltd. (The)..............................   113,600    4,327,070
     Bank of Kochi, Ltd. (The)..............................    49,300      430,079
#    Bank of Nagoya, Ltd. (The).............................    98,330    3,106,769
     Bank of Okinawa, Ltd. (The)............................   157,160    5,241,440
     Bank of Saga, Ltd. (The)...............................    97,400    1,875,309
     Bank of the Ryukyus, Ltd...............................   199,580    2,269,933
#    Bank of Toyama, Ltd. (The).............................    12,600      419,314
     Chiba Kogyo Bank, Ltd. (The)...........................   416,600    1,648,259
     Chugoku Bank, Ltd. (The)...............................   343,600    3,085,493
#    Chukyo Bank, Ltd. (The)................................    81,500    1,640,659

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
FINANCIALS -- (Continued)
     Daishi Hokuetsu Financial Group, Inc...................   280,800 $10,103,674
     Daito Bank, Ltd. (The).................................    62,800     513,633
     Dream Incubator, Inc...................................    14,100     225,498
     DSB Co., Ltd...........................................    61,300     279,874
     eGuarantee, Inc........................................   205,600   1,919,855
     Ehime Bank, Ltd. (The).................................   229,600   2,366,483
     Eighteenth Bank, Ltd. (The)............................   104,800   2,853,256
#    Entrust, Inc...........................................    48,900     202,688
     FIDEA Holdings Co., Ltd................................ 1,258,300   1,691,026
     Financial Products Group Co., Ltd......................   491,100   4,794,388
#    First Bank of Toyama, Ltd. (The).......................   278,500   1,041,530
#    First Brothers Co., Ltd................................    48,300     553,473
     Fukui Bank, Ltd. (The).................................   163,600   3,095,044
# *  Fukushima Bank, Ltd. (The).............................   190,600   1,017,948
     Fuyo General Lease Co., Ltd............................   135,600   7,532,855
     GCA Corp...............................................    92,700     741,429
#    GMO Financial Holdings, Inc............................   164,600   1,063,728
     Hirose Tusyo, Inc......................................    25,100     488,409
     Hiroshima Bank, Ltd. (The).............................   402,400   2,482,043
     Hokkoku Bank, Ltd. (The)...............................   174,200   6,392,044
     Hokuhoku Financial Group, Inc..........................   837,000  10,369,291
     Hyakugo Bank, Ltd. (The)............................... 1,647,609   6,053,593
     Hyakujushi Bank, Ltd. (The)............................   163,100   4,168,591
     IBJ Leasing Co., Ltd...................................   197,000   4,946,163
     Ichiyoshi Securities Co., Ltd..........................   301,600   2,539,081
     IwaiCosmo Holdings, Inc................................   144,900   1,852,946
#    J Trust Co., Ltd.......................................   491,000   2,504,684
     Jaccs Co., Ltd.........................................   177,800   3,333,378
     Jafco Co., Ltd.........................................   233,300   8,989,108
# *  Japan Asia Investment Co., Ltd.........................   127,300     315,472
     Japan Investment Adviser Co., Ltd......................    90,600   2,834,277
     Japan Securities Finance Co., Ltd......................   793,100   4,441,713
     Jimoto Holdings, Inc................................... 1,008,300   1,318,335
     Juroku Bank, Ltd. (The)................................   237,000   5,351,798
     kabu.com Securities Co., Ltd........................... 1,024,600   3,698,161
*    Kansai Mirai Financial Group, Inc......................   274,453   2,122,921
     Keiyo Bank, Ltd. (The).................................   788,500   5,749,865
     Kita-Nippon Bank, Ltd. (The)...........................    52,906   1,178,624
     Kiyo Bank, Ltd. (The)..................................   446,590   6,618,299
#    Kosei Securities Co., Ltd. (The).......................    35,799     340,372
     Kyokuto Securities Co., Ltd............................   169,600   2,047,423
     Kyushu Financial Group, Inc............................   282,627   1,247,240
     Kyushu Leasing Service Co., Ltd........................    22,000     135,775
# *  M&A Capital Partners Co., Ltd..........................    52,800   2,596,394
#    Marusan Securities Co., Ltd............................   401,800   3,094,090
     Mercuria Investment Co., Ltd...........................    79,600     592,059
     Michinoku Bank, Ltd. (The).............................   331,298   5,247,433
     Mito Securities Co., Ltd...............................   424,800   1,229,124
     Miyazaki Bank, Ltd. (The)..............................   125,900   3,279,904
#    Monex Group, Inc....................................... 1,453,600   5,700,811
#    Money Partners Group Co., Ltd..........................   162,900     523,501
     Musashino Bank, Ltd. (The).............................   202,400   5,462,012
     Nagano Bank, Ltd. (The)................................    55,699     846,239
     Nanto Bank, Ltd. (The).................................   188,800   4,317,543
     NEC Capital Solutions, Ltd.............................    71,300   1,120,415
#    Newton Financial Consulting, Inc.......................     3,300      53,104
     Nishi-Nippon Financial Holdings, Inc...................   711,200   6,758,572

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
FINANCIALS -- (Continued)
     North Pacific Bank, Ltd................................ 2,096,400 $  6,286,505
#    OAK Capital Corp.......................................   387,000      602,567
     Ogaki Kyoritsu Bank, Ltd. (The)........................   290,700    6,451,095
     Oita Bank, Ltd. (The)..................................    88,889    2,939,945
     Okasan Securities Group, Inc........................... 1,139,000    5,453,281
     Ricoh Leasing Co., Ltd.................................   105,200    3,453,378
     San ju San Financial Group, Inc........................   126,510    2,239,294
     San-In Godo Bank, Ltd. (The)........................... 1,000,500    7,591,149
     Sawada Holdings Co., Ltd...............................   150,600    1,350,720
     Senshu Ikeda Holdings, Inc............................. 1,792,900    5,509,635
#    Shiga Bank, Ltd. (The).................................   340,200    7,891,071
     Shikoku Bank, Ltd. (The)...............................   413,000    4,639,243
     Shimane Bank, Ltd. (The)...............................    29,800      308,359
     Shimizu Bank, Ltd. (The)...............................    25,400      429,686
#    Sparx Group Co., Ltd...................................   685,400    1,473,588
#    Strike Co., Ltd........................................    55,700    1,616,224
     Taiko Bank, Ltd. (The).................................    41,100      747,343
     Tochigi Bank, Ltd. (The)...............................   555,800    1,616,652
     Toho Bank, Ltd. (The).................................. 1,315,000    4,667,753
#    Tohoku Bank, Ltd. (The)................................    68,300      767,171
     Tokai Tokyo Financial Holdings, Inc.................... 1,534,800    7,923,106
#    Tokyo Kiraboshi Financial Group, Inc...................   222,638    3,596,601
     Tomato Bank, Ltd.......................................    54,700      664,934
     TOMONY Holdings, Inc...................................   974,950    3,778,686
#    Tottori Bank, Ltd. (The)...............................    67,800      970,565
     Towa Bank, Ltd. (The)..................................   167,100    1,360,765
     Toyo Securities Co., Ltd...............................   357,000      706,661
     Tsukuba Bank, Ltd......................................   284,400      636,933
# *  Uzabase, Inc...........................................    91,000    1,957,051
#    Yamagata Bank, Ltd. (The)..............................   204,300    4,148,806
     Yamanashi Chuo Bank, Ltd. (The)........................   237,100    3,387,759
                                                             --------- ------------
TOTAL FINANCIALS............................................            331,469,964
                                                                       ------------
HEALTHCARE -- (5.1%)
#    Advantage Risk Management Co., Ltd.....................    46,000      413,073
     As One Corp............................................    38,968    2,773,964
     ASKA Pharmaceutical Co., Ltd...........................   184,500    2,426,440
     Biofermin Pharmaceutical Co., Ltd......................    24,800      632,365
     BML, Inc...............................................   183,100    5,045,741
#    Carenet, Inc...........................................    25,600      208,516
     Charm Care Corp. KK....................................    43,200      605,129
     CMIC Holdings Co., Ltd.................................    86,100    1,598,557
     Create Medic Co., Ltd..................................    44,100      430,198
     Daiken Medical Co., Ltd................................   120,900      900,458
     Daito Pharmaceutical Co., Ltd..........................    88,180    2,648,609
     Dvx, Inc...............................................    45,800      540,404
     Eiken Chemical Co., Ltd................................   220,900    4,943,781
#    Elan Corp..............................................    50,900    1,246,571
#    EM Systems Co., Ltd....................................   136,400    1,396,202
     EPS Holdings, Inc......................................   236,700    4,621,910
     FALCO HOLDINGS Co., Ltd................................    58,000      855,232
#    FINDEX, Inc............................................   124,100      709,030
     Fuji Pharma Co., Ltd...................................   117,600    1,850,256
     Fukuda Denshi Co., Ltd.................................    43,800    2,766,114
     Fuso Pharmaceutical Industries, Ltd....................    47,000    1,118,611
     Hogy Medical Co., Ltd..................................   173,000    5,110,437

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CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- ------------
HEALTHCARE -- (Continued)
     I'rom Group Co., Ltd...................................  46,700 $    692,633
#    Iwaki & Co., Ltd....................................... 193,000      927,375
*    Japan Animal Referral Medical Center Co., Ltd..........  15,300      332,882
#    Japan Lifeline Co., Ltd................................ 222,500    3,243,834
     Japan Medical Dynamic Marketing, Inc................... 119,100    1,398,664
     JCR Pharmaceuticals Co., Ltd........................... 115,000    4,875,094
     Jeol, Ltd.............................................. 189,500    3,122,168
     JMS Co., Ltd...........................................  87,157      443,546
     Kanamic Network Co., Ltd...............................  40,600      716,720
     Kawasumi Laboratories, Inc.............................  96,180      576,470
     Kissei Pharmaceutical Co., Ltd......................... 195,100    5,605,970
*    Kubota Pharmaceutical Holdings Co., Ltd................   2,600        6,800
     KYORIN Holdings, Inc................................... 290,800    6,350,925
#    Linical Co., Ltd.......................................  82,100    1,141,470
     Mani, Inc.............................................. 182,700    8,395,754
# *  Medical Data Vision Co., Ltd........................... 176,300    2,775,703
#    Medius Holdings Co., Ltd...............................  73,600      555,354
# *  MedPeer, Inc...........................................  30,700      521,358
     Menicon Co., Ltd....................................... 186,000    4,111,375
     Miraca Holdings, Inc................................... 413,600   10,068,684
     Mizuho Medy Co., Ltd...................................  27,400      607,974
     Mochida Pharmaceutical Co., Ltd........................  99,799    7,890,029
     N Field Co., Ltd.......................................  97,500    1,489,242
     Nagaileben Co., Ltd....................................   7,300      163,524
     Nakanishi, Inc......................................... 283,300    6,628,051
     ND Software Co., Ltd...................................   9,600      107,316
     NichiiGakkan Co., Ltd.................................. 302,500    2,817,605
#    Nichi-iko Pharmaceutical Co., Ltd...................... 331,550    4,516,441
     Nikkiso Co., Ltd....................................... 472,400    5,485,052
     Nippon Chemiphar Co., Ltd..............................  17,100      629,529
     Nipro Corp............................................. 667,500    8,500,090
     Nissui Pharmaceutical Co., Ltd.........................  83,900      928,498
     Paramount Bed Holdings Co., Ltd........................ 140,000    5,890,491
     Rion Co., Ltd..........................................  69,700    1,392,494
     Sawai Pharmaceutical Co., Ltd.......................... 130,000    6,589,964
#    Seed Co., Ltd.......................................... 106,200    1,640,646
     Seikagaku Corp......................................... 145,700    2,159,476
# *  Shin Nippon Biomedical Laboratories, Ltd............... 160,600      713,831
     Ship Healthcare Holdings, Inc.......................... 292,000   10,557,506
     Shofu, Inc.............................................  68,000      778,060
     Software Service, Inc..................................  25,100    1,895,965
     Solasto Corp........................................... 368,200    3,885,660
     St-Care Holding Corp...................................  86,000      457,761
     Techno Medica Co., Ltd.................................  31,200      574,107
#    Toho Holdings Co., Ltd................................. 367,200    9,619,560
     Tokai Corp............................................. 149,300    3,007,305
     Torii Pharmaceutical Co., Ltd.......................... 114,500    2,526,424
     Towa Pharmaceutical Co., Ltd...........................  65,000    4,996,545
     Tsukui Corp............................................ 419,300    3,599,498
     Uchiyama Holdings Co., Ltd.............................  26,400      113,358
     UNIMAT Retirement Community Co., Ltd...................  24,500      388,372
#    Value HR Co., Ltd......................................  22,500      423,903
#    Vital KSK Holdings, Inc................................ 336,200    3,502,545
#    Wakamoto Pharmaceutical Co., Ltd....................... 112,300      266,410
     WIN-Partners Co., Ltd.................................. 124,400    1,253,251
                                                             ------- ------------
TOTAL HEALTHCARE............................................          204,700,860
                                                                     ------------

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
                                                             SHARES   VALUE>>
                                                             ------- ----------
INDUSTRIALS -- (27.2%)
     A&A Material Corp......................................  26,000 $  241,960
#    Abist Co., Ltd.........................................  22,400    734,915
     ACKG, Ltd..............................................   3,900     70,441
#    Advan Co., Ltd......................................... 183,900  1,855,214
#    Advanex, Inc...........................................  22,099    382,799
     Aeon Delight Co., Ltd.................................. 161,600  5,395,444
#    Aichi Corp............................................. 271,800  1,612,639
     Aida Engineering, Ltd.................................. 378,900  3,117,841
     Airtech Japan, Ltd.....................................  22,000    141,086
     AIT Corp...............................................  72,800    683,528
#    Ajis Co., Ltd..........................................  30,700    971,607
#    Alconix Corp........................................... 167,700  1,915,166
     Alinco, Inc............................................  99,200    897,786
     Alps Logistics Co., Ltd................................ 116,800    891,913
#    Altech Co., Ltd........................................  10,900     26,400
     Altech Corp............................................ 117,900  2,359,385
     Anest Iwata Corp....................................... 238,000  2,268,067
# *  Arrk Corp.............................................. 626,700    555,918
     Asahi Diamond Industrial Co., Ltd...................... 361,100  2,283,776
#    Asahi Kogyosha Co., Ltd................................  30,100    874,745
     Asanuma Corp...........................................  54,800  1,590,531
#    Asukanet Co., Ltd......................................  73,200    829,010
     Asunaro Aoki Construction Co., Ltd..................... 138,400  1,232,029
     Bando Chemical Industries, Ltd......................... 258,600  2,991,343
     BayCurrent Consulting, Inc.............................  98,200  2,008,359
     Bell System24 Holdings, Inc............................ 251,800  3,326,047
     Benefit One, Inc.......................................  50,400  1,299,150
#    Br Holdings Corp....................................... 201,400    765,692
#    Bunka Shutter Co., Ltd................................. 425,100  2,978,669
     Canare Electric Co., Ltd...............................  24,200    432,308
#    Career Co., Ltd........................................  16,400    217,772
     Career Design Center Co., Ltd..........................  38,200    521,418
     Central Glass Co., Ltd................................. 242,800  5,249,309
     Central Security Patrols Co., Ltd......................   4,600    215,981
#    Chilled & Frozen Logistics Holdings Co., Ltd........... 104,200  1,195,628
     Chiyoda Corp........................................... 658,300  3,275,666
     Chiyoda Integre Co., Ltd...............................  85,600  1,718,939
     Chodai Co., Ltd........................................   3,900     29,548
     Chudenko Corp.......................................... 216,800  4,565,265
     Chugai Ro Co., Ltd.....................................  45,100    960,848
     Chuo Warehouse Co., Ltd................................   8,800     84,454
#    CKD Corp............................................... 373,800  4,300,992
     CMC Corp...............................................  14,600    275,748
     Comany, Inc............................................   4,700     57,850
     Cosel Co., Ltd......................................... 174,000  1,790,279
#    Creek & River Co., Ltd.................................  80,900    746,304
     CTI Engineering Co., Ltd...............................  83,400  1,115,833
     CTS Co., Ltd........................................... 195,500  1,052,317
     Dai-Dan Co., Ltd....................................... 112,700  2,650,573
     Daido Kogyo Co., Ltd...................................  45,400    430,065
     Daihatsu Diesel Manufacturing Co., Ltd................. 121,500    719,121
     Daihen Corp............................................ 152,400  3,572,272
     Daiho Corp............................................. 128,600  3,539,934
     Dai-Ichi Cutter Kogyo K.K..............................  28,500    565,474
     Daiichi Jitsugyo Co., Ltd..............................  66,600  2,201,862
     Daiichi Kensetsu Corp..................................  23,300    345,426
#    Daiki Axis Co., Ltd....................................  50,400    583,222

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
                                                              SHARES    VALUE>>
                                                             --------- ----------
INDUSTRIALS -- (Continued)
*    Daikokuya Holdings Co., Ltd............................   138,700 $   60,142
     Daiohs Corp............................................    16,600    193,936
     Daiseki Co., Ltd.......................................   275,863  6,519,812
#    Daiseki Eco. Solution Co., Ltd.........................    46,559    373,172
     Daisue Construction Co., Ltd...........................    59,100    638,400
     Daiwa Industries, Ltd..................................   232,000  2,440,966
     Denyo Co., Ltd.........................................   124,600  1,880,079
#    DMG Mori Co., Ltd......................................   301,000  4,342,878
     DMW Corp...............................................     4,800     93,527
     Duskin Co., Ltd........................................   311,100  7,076,066
     Ebara Jitsugyo Co., Ltd................................    42,700    712,232
     EF-ON, Inc.............................................   110,520  1,060,973
     Eidai Co., Ltd.........................................   152,000    633,135
# *  EnBio Holdings, Inc....................................    20,900    161,762
     Endo Lighting Corp.....................................    17,200    119,108
# *  Enshu, Ltd.............................................    36,099    467,787
#    EPCO Co., Ltd..........................................    29,500    275,537
     ERI Holdings Co., Ltd..................................     1,500     12,851
#    Escrow Agent Japan, Inc................................   182,500    762,372
     F&M Co., Ltd...........................................    40,500    413,112
# *  FDK Corp...............................................    66,298    666,564
#    Freund Corp............................................    86,600    673,443
     Fudo Tetra Corp........................................   125,780  1,913,531
#    Fuji Corp..............................................   451,500  6,292,962
     Fuji Die Co., Ltd......................................    61,100    444,135
     Fuji Furukawa Engineering & Construction Co., Ltd......     1,200     20,989
     Fujikura, Ltd.......................................... 1,801,600  7,771,775
     Fujimak Corp...........................................    12,600    111,034
#    Fujisash Co., Ltd......................................   677,400    570,148
     Fujitec Co., Ltd.......................................   474,000  5,164,322
     Fukuda Corp............................................    77,200  3,177,938
     Fukushima Industries Corp..............................    91,700  4,177,007
     Fukuvi Chemical Industry Co., Ltd......................    10,600     63,657
     Fukuyama Transporting Co., Ltd.........................   110,557  4,284,035
     FULLCAST Holdings Co., Ltd.............................   146,300  2,749,473
     Funai Soken Holdings, Inc..............................   280,270  5,926,313
#    Furukawa Co., Ltd......................................   238,400  2,947,603
     Furusato Industries, Ltd...............................    66,800  1,073,900
     Futaba Corp............................................   246,500  3,853,583
     G Three Holdings Corp..................................    12,600      9,173
     Gakujo Co., Ltd........................................    27,600    363,088
     Gecoss Corp............................................   102,800    980,026
#    Giken, Ltd.............................................   120,600  4,062,986
     Glory, Ltd.............................................   214,655  4,998,536
#    Grace Technology, Inc..................................    54,300  1,320,356
     GS Yuasa Corp..........................................   417,599  8,572,136
     Hamakyorex Co., Ltd....................................   123,100  3,974,764
     Hanwa Co., Ltd.........................................   255,300  8,360,820
     Hashimoto Sogyo Holdings Co., Ltd......................     2,700     31,714
     Hazama Ando Corp....................................... 1,328,800  9,175,851
#    Helios Techno Holdings Co., Ltd........................   132,800    920,352
     Hibiya Engineering, Ltd................................   144,700  2,388,420
     Hirakawa Hewtech Corp..................................    85,600  1,184,372
#    Hirano Tecseed Co., Ltd................................    75,900  1,228,566
#    Hirata Corp............................................    62,400  3,847,545
     Hisaka Works, Ltd......................................   163,300  1,561,668
     Hitachi Zosen Corp..................................... 1,236,079  4,697,608

                                      36

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
INDUSTRIALS -- (Continued)
#    Hito Communications, Inc...............................  53,900 $  953,438
#    Hoden Seimitsu Kako Kenkyusho Co., Ltd.................  35,600    391,931
     Hokuetsu Industries Co., Ltd........................... 161,100  1,562,641
     Hokuriku Electrical Construction Co., Ltd..............  80,100    718,925
#    Hosokawa Micron Corp...................................  51,800  2,511,945
#    Howa Machinery, Ltd....................................  59,000    416,614
#    HyAS&Co, Inc...........................................  30,100     91,829
     Ichikawa Co., Ltd......................................   1,000     13,854
#    Ichiken Co., Ltd.......................................  35,400    690,398
     Ichinen Holdings Co., Ltd.............................. 149,500  1,810,391
#    Idec Corp.............................................. 217,900  3,953,187
     Ihara Science Corp.....................................  49,100    864,766
     Iino Kaiun Kaisha, Ltd................................. 650,500  2,854,658
     Inaba Denki Sangyo Co., Ltd............................ 179,100  7,211,092
     Inaba Seisakusho Co., Ltd..............................  68,100    830,366
     Inabata & Co., Ltd..................................... 310,800  4,152,795
#    Insource Co., Ltd......................................  62,300  1,113,763
     Interworks, Inc........................................   8,400     66,553
     Inui Global Logistics Co., Ltd......................... 147,680  1,310,044
     IR Japan Holdings, Ltd.................................  61,000    732,686
     Iseki & Co., Ltd....................................... 135,200  2,323,425
#    Ishii Iron Works Co., Ltd..............................  11,000    173,396
#    Isolite Insulating Products Co., Ltd...................  70,000    314,808
     Itoki Corp............................................. 252,700  1,312,838
     Iwaki Co., Ltd.........................................  30,400    359,352
     Iwasaki Electric Co., Ltd..............................  35,800    471,398
#    Iwatani Corp........................................... 264,600  9,346,753
     JAC Recruitment Co., Ltd............................... 107,800  1,950,880
     Jalux, Inc.............................................  45,800  1,142,998
#    Jamco Corp.............................................  74,400  2,105,001
#    Japan Asia Group, Ltd.................................. 174,400    612,396
#    Japan Elevator Service Holdings Co., Ltd............... 130,600  1,857,685
     Japan Foundation Engineering Co., Ltd.................. 130,900    418,664
     Japan Pulp & Paper Co., Ltd............................  80,800  2,969,972
     Japan Steel Works, Ltd. (The).......................... 294,300  6,219,246
#    Japan Transcity Corp................................... 268,200  1,050,170
     JK Holdings Co., Ltd................................... 108,540    696,511
# *  JMC Corp...............................................  10,800    332,111
     Juki Corp.............................................. 215,700  2,415,507
     Kamei Corp............................................. 167,800  1,933,468
     Kanaden Corp........................................... 132,400  1,378,641
     Kanagawa Chuo Kotsu Co., Ltd...........................  42,000  1,395,622
#    Kanamoto Co., Ltd...................................... 205,100  6,853,559
     Kandenko Co., Ltd...................................... 652,100  6,642,346
     Kanematsu Corp......................................... 571,525  7,338,339
     Katakura Industries Co., Ltd........................... 174,800  1,886,942
     Kato Works Co., Ltd....................................  62,800  1,801,815
     KAWADA TECHNOLOGIES, Inc...............................  48,400  2,784,915
#    Kawagishi Bridge Works Co., Ltd........................  11,700    351,634
     Kawanishi Warehouse Co., Ltd...........................   1,700     25,116
#    Kawasaki Kinkai Kisen Kaisha, Ltd......................   9,599    279,042
# *  Kawasaki Kisen Kaisha, Ltd............................. 640,100  8,529,652
     Kawata Manufacturing Co., Ltd..........................  26,900    536,798
#    Keihin Co., Ltd........................................  24,900    326,639
     KFC, Ltd...............................................   7,000    129,594
# *  KI Holdings Co., Ltd................................... 109,000    344,819
     Kimura Chemical Plants Co., Ltd........................ 115,200    401,797

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
INDUSTRIALS -- (Continued)
     Kimura Unity Co., Ltd..................................  18,500 $  187,983
     King Jim Co., Ltd...................................... 103,900    843,844
# *  Kinki Sharyo Co., Ltd. (The)...........................  26,299    529,199
     Kintetsu World Express, Inc............................ 271,500  4,224,104
     Kitagawa Corp..........................................  57,700  1,354,540
     Kitano Construction Corp...............................  25,672    862,659
     Kito Corp.............................................. 150,500  2,275,524
     Kitz Corp.............................................. 623,900  4,971,384
#    Kobayashi Metals, Ltd..................................   7,900     21,916
*    Kobe Electric Railway Co., Ltd.........................  31,199  1,103,881
#    Kobelco Eco-Solutions Co., Ltd.........................  21,399    345,934
     Koike Sanso Kogyo Co., Ltd.............................  14,500    326,216
#    Kokusai Co., Ltd.......................................  51,600    367,984
     Kokuyo Co., Ltd........................................ 558,125  8,810,923
     KOMAIHALTEC, Inc.......................................  25,700    494,503
     Komatsu Wall Industry Co., Ltd.........................  53,500    983,016
     Komori Corp............................................ 388,800  4,207,536
     Kondotec, Inc.......................................... 132,700  1,203,833
     Konoike Transport Co., Ltd............................. 190,900  2,886,857
     Kosaido Co., Ltd....................................... 212,900    864,935
#    Kozo Keikaku Engineering, Inc..........................  21,600    407,745
     KRS Corp...............................................  45,700  1,028,910
     Kumagai Gumi Co., Ltd.................................. 264,200  6,900,467
#    Kuroda Precision Industries, Ltd.......................  16,300    266,046
     Kyodo Printing Co., Ltd................................  54,000  1,355,831
     Kyokuto Boeki Kaisha, Ltd..............................  46,000    813,045
     Kyokuto Kaihatsu Kogyo Co., Ltd........................ 235,200  3,357,698
     Kyoritsu Printing Co., Ltd............................. 199,200    455,352
#    Like Co., Ltd..........................................  69,000  1,009,450
#    Link And Motivation, Inc............................... 249,100  2,448,513
     Lonseal Corp...........................................  13,900    232,266
     Luckland Co., Ltd......................................  25,600    671,735
     Maeda Corp............................................. 485,400  5,484,855
     Maeda Kosen Co., Ltd................................... 151,400  2,931,419
     Maeda Road Construction Co., Ltd....................... 460,200  8,382,048
#    Maezawa Industries, Inc................................  25,300     90,103
     Maezawa Kasei Industries Co., Ltd......................  95,100    946,328
     Maezawa Kyuso Industries Co., Ltd......................  74,400  1,200,106
     Makino Milling Machine Co., Ltd........................ 159,900  6,085,478
     Marubeni Construction Material Lease Co., Ltd..........   3,900     75,321
     Marufuji Sheet Piling Co., Ltd.........................  11,800    261,153
     Maruka Machinery Co., Ltd..............................  42,900    902,011
#    Marumae Co., Ltd.......................................  47,000    318,585
#    Maruwa Unyu Kikan Co., Ltd.............................  79,900  2,555,623
     Maruyama Manufacturing Co., Inc........................  27,900    404,134
     Maruzen Co., Ltd.......................................  66,600  1,347,386
     Maruzen Showa Unyu Co., Ltd............................  73,800  1,951,622
     Matching Service Japan Co., Ltd........................  58,000    856,340
     Matsuda Sangyo Co., Ltd................................ 102,182  1,268,627
     Matsui Construction Co., Ltd........................... 140,300  1,025,981
     Max Co., Ltd........................................... 206,800  2,784,125
     Meidensha Corp......................................... 271,410  3,845,034
     Meiji Electric Industries Co., Ltd.....................  51,600    944,451
#    Meiji Shipping Co., Ltd................................ 111,000    374,753
     Meisei Industrial Co., Ltd............................. 295,100  2,230,332
     Meitec Corp............................................ 191,500  8,022,437
     Meiwa Corp............................................. 173,800    668,199

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
INDUSTRIALS -- (Continued)
#    Mesco, Inc.............................................    29,800 $   315,166
     METAWATER Co., Ltd.....................................    43,100   1,105,179
#    Mie Kotsu Group Holdings, Inc..........................   370,300   1,719,158
#    Mirait Holdings Corp...................................   438,355   7,078,027
#    Mitani Corp............................................    73,800   3,520,508
     Mitani Sangyo Co., Ltd.................................   126,800     361,693
     Mitsubishi Kakoki Kaisha, Ltd..........................    42,100     625,078
     Mitsubishi Logisnext Co., Ltd..........................   214,200   2,546,832
#    Mitsubishi Logistics Corp..............................   109,700   2,514,923
     Mitsubishi Pencil Co., Ltd.............................   248,800   4,336,694
     Mitsuboshi Belting, Ltd................................   159,500   3,918,385
*    Mitsui E&S Holdings Co., Ltd...........................   563,200   9,457,332
     Mitsui Matsushima Holdings Co., Ltd....................    65,700   1,030,049
*    Mitsui-Soko Holdings Co., Ltd..........................   167,200   2,581,489
#    Mitsumura Printing Co., Ltd............................     9,300     193,334
     Miyaji Engineering Group, Inc..........................    46,517   1,121,265
#    Mori-Gumi Co., Ltd.....................................    69,500     211,405
     Morita Holdings Corp...................................   210,200   4,002,339
#    Musashi Co., Ltd.......................................     5,000     100,966
     NAC Co., Ltd...........................................    84,100     815,269
#    Nachi-Fujikoshi Corp...................................   126,200   5,139,860
#    Nadex Co., Ltd.........................................    40,600     383,067
     Nagase & Co., Ltd......................................   493,700   7,754,582
     Naigai Trans Line, Ltd.................................    42,000     602,926
     Nakabayashi Co., Ltd...................................   105,900     591,192
     Nakakita Seisakusho Co., Ltd...........................     3,700     100,897
     Nakamoto Packs Co., Ltd................................    37,100     605,835
# *  Nakamura Choukou Co., Ltd..............................    31,000     378,361
     Nakanishi Manufacturing Co., Ltd.......................     5,700      60,849
     Nakano Corp............................................   108,100     621,721
#    Namura Shipbuilding Co., Ltd...........................   384,428   1,708,376
     Narasaki Sangyo Co., Ltd...............................    25,400     434,383
     Nexyz Group Corp.......................................    53,500     922,673
     Nichias Corp...........................................   440,500   9,598,574
     Nichiban Co., Ltd......................................    78,100   1,517,196
     Nichiden Corp..........................................    97,400   1,579,823
     Nichiha Corp...........................................   196,280   4,334,668
     Nichireki Co., Ltd.....................................   184,800   1,692,798
#    Nihon Dengi Co., Ltd...................................    30,200     795,376
     Nihon Flush Co., Ltd...................................    69,500   1,331,759
     Nikkato Corp...........................................    57,200     580,894
     Nikko Co., Ltd.........................................    36,700     804,889
     Nikkon Holdings Co., Ltd...............................   436,100  10,538,138
     Nippi, Inc.............................................    11,900     322,821
     Nippo Corp.............................................   114,600   1,878,891
     Nippon Air Conditioning Services Co., Ltd..............   202,100   1,383,780
#    Nippon Aqua Co., Ltd...................................   108,500     347,201
#    Nippon Carbon Co., Ltd.................................    75,000   4,241,216
     Nippon Concept Corp....................................    38,900     390,470
     Nippon Densetsu Kogyo Co., Ltd.........................   251,400   5,083,362
     Nippon Dry-Chemical Co., Ltd...........................     1,800      20,626
#    Nippon Filcon Co., Ltd.................................    20,500     105,357
     Nippon Hume Corp.......................................   159,300   1,279,456
     Nippon Kanzai Co., Ltd.................................    82,100   1,498,563
     Nippon Koei Co., Ltd...................................    87,900   1,978,603
     Nippon Parking Development Co., Ltd.................... 1,538,900   2,157,255
     Nippon Rietec Co., Ltd.................................     9,300     120,886

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
INDUSTRIALS -- (Continued)
     Nippon Road Co., Ltd. (The)............................    49,300 $ 2,724,912
#    Nippon Seisen Co., Ltd.................................    23,500     723,249
# *  Nippon Sharyo, Ltd.....................................    51,499   1,354,168
#    Nippon Sheet Glass Co., Ltd............................   676,600   5,724,274
     Nippon Steel & Sumikin Bussan Corp.....................   108,460   4,724,209
     Nippon Thompson Co., Ltd...............................   462,800   2,676,323
#    Nippon Tungsten Co., Ltd...............................     6,699     143,223
     Nishimatsu Construction Co., Ltd.......................   392,400   9,147,000
#    Nishi-Nippon Railroad Co., Ltd.........................   407,700  10,087,015
     Nishio Rent All Co., Ltd...............................   127,400   4,105,049
#    Nissei ASB Machine Co., Ltd............................    60,500   2,027,384
     Nissei Corp............................................    38,900     418,789
     Nissei Plastic Industrial Co., Ltd.....................   175,800   1,635,206
     Nisshinbo Holdings, Inc................................ 1,109,780  12,217,161
     Nissin Corp............................................   108,200   2,079,470
#    Nissin Electric Co., Ltd...............................   404,400   3,303,829
     Nitta Corp.............................................   147,100   5,338,913
     Nitto Boseki Co., Ltd..................................   203,100   4,012,928
     Nitto Kogyo Corp.......................................   190,100   3,310,836
     Nitto Kohki Co., Ltd...................................    78,000   1,624,713
     Nitto Seiko Co., Ltd...................................   223,700   1,235,932
#    Nittoc Construction Co., Ltd...........................   192,700   1,258,900
     Nittoku Engineering Co., Ltd...........................   109,000   2,889,906
     NJS Co., Ltd...........................................    42,800     666,155
#    nms Holdings Co........................................    72,900     338,859
     Noda Corp..............................................   145,800   1,337,293
     Nomura Co., Ltd........................................   292,100   6,633,846
     Noritake Co., Ltd......................................    75,800   3,784,600
     Noritz Corp............................................   209,100   3,036,308
     NS Tool Co., Ltd.......................................    59,500   1,402,392
     NS United Kaiun Kaisha, Ltd............................    66,600   1,624,303
#    NTN Corp...............................................   683,400   2,499,630
     Obara Group, Inc.......................................    86,000   3,381,186
     Ochi Holdings Co., Ltd.................................     6,300      69,725
#    Odawara Engineering Co., Ltd...........................     6,500     125,387
     Odelic Co., Ltd........................................    26,800     987,798
#    Ohba Co., Ltd..........................................    88,400     536,211
     Ohmoto Gumi Co., Ltd...................................     4,100     176,534
     Oiles Corp.............................................   168,070   3,086,174
     Okabe Co., Ltd.........................................   284,800   2,531,875
     Okada Aiyon Corp.......................................    43,200     620,999
#    Okamoto Machine Tool Works, Ltd........................    26,799     738,142
     Okamura Corp...........................................   485,000   6,611,113
#    OKK Corp...............................................    28,700     268,837
     OKUMA Corp.............................................   178,900   8,932,577
     Okumura Corp...........................................   223,280   7,046,765
#    Onoken Co., Ltd........................................   127,300   1,856,904
     Organo Corp............................................    53,300   1,481,029
     Origin Electric Co., Ltd...............................    25,800     368,569
     OSG Corp...............................................   421,100   8,689,012
     OSJB Holdings Corp.....................................   997,200   2,519,047
#    Outsourcing, Inc.......................................   429,100   5,438,715
     Oyo Corp...............................................   171,900   1,961,356
#    Paraca, Inc............................................    37,000     674,402
     Parker Corp............................................    34,000     172,263
# *  Pasco Corp.............................................    27,400     283,455
     Pasona Group, Inc......................................   131,800   1,603,477

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
INDUSTRIALS -- (Continued)
#    Pegasus Sewing Machine Manufacturing Co., Ltd..........   149,200 $ 1,048,421
     Penta-Ocean Construction Co., Ltd...................... 2,073,400  12,404,450
# *  Phil Co., Inc..........................................    22,100     785,399
     Pilot Corp.............................................    51,000   2,817,147
     Prestige International, Inc............................   361,500   4,115,489
     Pronexus, Inc..........................................   125,000   1,214,796
#    PS Mitsubishi Construction Co., Ltd....................   230,100   1,279,275
     Punch Industry Co., Ltd................................   126,700     722,828
     Quick Co., Ltd.........................................    76,900   1,238,571
     Raito Kogyo Co., Ltd...................................   353,200   4,770,896
     Rasa Corp..............................................    61,500     509,834
# *  Refinverse, Inc........................................    15,900     172,673
     Relia, Inc.............................................   207,800   2,294,888
     Rheon Automatic Machinery Co., Ltd.....................   145,400   2,485,852
#    Rix Corp...............................................    17,100     239,197
# *  Rozetta Corp...........................................    38,800     652,407
     Ryobi, Ltd.............................................   183,640   5,330,392
#    S LINE Co., Ltd........................................    23,800     253,829
     Sakai Heavy Industries, Ltd............................    24,500     723,607
     Sakai Moving Service Co., Ltd..........................    79,400   4,097,016
# *  Sanix, Inc.............................................   222,500     474,287
     Sanki Engineering Co., Ltd.............................   339,100   3,323,366
#    Sanko Gosei, Ltd.......................................   139,300     485,597
#    Sanko Metal Industrial Co., Ltd........................    16,700     449,308
     Sankyo Tateyama, Inc...................................   210,500   2,368,501
#    Sanoyas Holdings Corp..................................   159,500     317,980
#    Sansei Technologies, Inc...............................    77,700   1,069,135
#    Sansha Electric Manufacturing Co., Ltd.................    73,000     710,200
     Sanyo Denki Co., Ltd...................................    16,500     674,784
     Sanyo Engineering & Construction, Inc..................    78,500     441,151
     Sanyo Industries, Ltd..................................     9,900     179,596
     Sanyo Trading Co., Ltd.................................    81,700   1,281,647
#    Sata Construction Co., Ltd.............................    91,299     332,364
     Sato Holdings Corp.....................................   196,300   5,800,806
     Sato Shoji Corp........................................    90,200     865,610
     Sawafuji Electric Co., Ltd.............................     1,900      34,300
     SBS Holdings, Inc......................................   147,000   1,860,668
#    Secom Joshinetsu Co., Ltd..............................    32,000     959,752
     Seibu Electric & Machinery Co., Ltd....................     5,000      51,520
#    Seika Corp.............................................    67,000   1,057,821
*    Seikitokyu Kogyo Co., Ltd..............................   205,730   1,173,697
     Sekisui Jushi Corp.....................................   204,200   3,705,720
     Senko Group Holdings Co., Ltd..........................   799,900   6,216,564
#    Senshu Electric Co., Ltd...............................    58,600   1,353,570
     Shibusawa Warehouse Co., Ltd. (The)....................    63,100     891,034
     Shibuya Corp...........................................   110,500   3,713,448
     Shima Seiki Manufacturing, Ltd.........................    45,300   1,221,472
     Shin Nippon Air Technologies Co., Ltd..................   100,280   1,583,912
#    Shin-Keisei Electric Railway Co., Ltd..................    41,099     779,131
     Shinmaywa Industries, Ltd..............................   638,600   7,862,025
     Shinnihon Corp.........................................   197,100   1,867,413
     Shinsho Corp...........................................    37,300     917,665
     Shinwa Co., Ltd........................................    66,100   1,300,519
*    Shoko Co., Ltd.........................................    44,400     319,892
#    Showa Aircraft Industry Co., Ltd.......................    48,937     570,881
#    SIGMAXYZ, Inc..........................................   123,800   1,147,292
#    Sinfonia Technology Co., Ltd...........................   167,200   2,186,541

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CONTINUED


                                                             SHARES    VALUE>>
                                                            --------- ----------
INDUSTRIALS -- (Continued)
    Sinko Industries, Ltd..................................   142,200 $2,032,774
    Sintokogio, Ltd........................................   322,200  2,775,876
    SMS Co., Ltd...........................................   490,700  8,230,204
    Soda Nikka Co., Ltd....................................   126,500    723,504
#   Sodick Co., Ltd........................................   322,900  2,432,450
#   Space Co., Ltd.........................................   100,062  1,112,783
#   S-Pool, Inc............................................    73,100    981,189
    Srg Takamiya Co., Ltd..................................   135,200    790,005
#   Star Micronics Co., Ltd................................   261,900  3,720,414
#   Subaru Enterprise Co., Ltd.............................     8,500    398,641
    Sugimoto & Co., Ltd....................................    70,500  1,219,624
#   Sumiseki Holdings, Inc.................................   427,300    462,779
    Sumitomo Densetsu Co., Ltd.............................   129,500  2,050,030
    Sumitomo Mitsui Construction Co., Ltd.................. 1,242,640  7,795,564
    Sumitomo Precision Products Co., Ltd...................    20,684    671,321
    Sumitomo Warehouse Co., Ltd. (The).....................   431,700  5,061,330
    Suzumo Machinery Co., Ltd..............................     2,200     28,937
    SWCC Showa Holdings Co., Ltd...........................    98,700    614,032
#   Tacmina Corp...........................................    14,200    200,587
    Tadano, Ltd............................................   519,800  5,568,406
    Taihei Dengyo Kaisha, Ltd..............................   119,600  2,818,081
    Taiheiyo Kouhatsu, Inc.................................    44,200    355,415
    Taikisha, Ltd..........................................   170,500  4,811,274
    Taisei Oncho Co., Ltd..................................    13,300    243,311
    Takadakiko Co., Ltd....................................     7,500    182,760
    Takagi Seiko Corp......................................     5,200     64,865
    Takamatsu Construction Group Co., Ltd..................   102,300  2,615,663
    Takamatsu Machinery Co., Ltd...........................    41,800    370,390
    Takano Co., Ltd........................................    58,700    455,421
    Takaoka Toko Co., Ltd..................................    53,420    766,998
#   Takara Printing Co., Ltd...............................    28,155    443,507
    Takara Standard Co., Ltd...............................   259,900  4,013,014
    Takasago Thermal Engineering Co., Ltd..................   341,800  5,840,548
#   Takashima & Co., Ltd...................................    26,600    459,325
    Takeei Corp............................................   162,900  1,034,971
    Takeuchi Manufacturing Co., Ltd........................   258,000  5,335,988
    Takigami Steel Construction Co., Ltd. (The)............     5,300    230,026
    Takisawa Machine Tool Co., Ltd.........................    45,100    626,614
    Takuma Co., Ltd........................................   507,200  6,464,962
#   TANABE ENGINEERING Corp................................    41,000    293,801
    Tanseisha Co., Ltd.....................................   275,949  2,809,481
    Tatsuta Electric Wire and Cable Co., Ltd...............   313,500  1,385,838
    TECHNO ASSOCIE Co., Ltd................................    56,800    584,354
    Techno Ryowa, Ltd......................................    71,390    543,848
#   Techno Smart Corp......................................    60,000    415,011
    TechnoPro Holdings, Inc................................   107,700  5,610,824
    Teikoku Electric Manufacturing Co., Ltd................   134,300  1,928,725
    Teikoku Sen-I Co., Ltd.................................   141,000  3,095,930
    Tekken Corp............................................    99,400  2,481,750
#   Tenox Corp.............................................    22,500    183,337
    Teraoka Seisakusho Co., Ltd............................    78,800    386,483
    Terasaki Electric Co., Ltd.............................    24,400    235,398
    Toa Corp. (6894508)....................................   112,500  1,883,440
    TOA ROAD Corp..........................................    26,600    850,050
#   Toba, Inc..............................................     9,500    242,482
    Tobishima Corp.........................................   148,170  2,258,931
    Tocalo Co., Ltd........................................   454,400  3,954,262

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
INDUSTRIALS -- (Continued)
     Toenec Corp............................................  56,400 $1,629,328
#    Togami Electric Manufacturing Co., Ltd.................  17,800    227,894
     TOKAI Holdings Corp.................................... 680,500  5,685,785
     Tokai Lease Co., Ltd...................................  19,300    339,425
     Tokyo Energy & Systems, Inc............................ 185,400  1,610,431
#    Tokyo Keiki, Inc.......................................  62,222    581,416
     Tokyo Sangyo Co., Ltd.................................. 142,300    782,675
     Tokyu Construction Co., Ltd............................ 604,400  5,467,231
     Toli Corp.............................................. 279,900    731,322
     Tomoe Corp............................................. 133,000    517,853
#    Tomoe Engineering Co., Ltd.............................  56,800  1,100,600
     Tonami Holdings Co., Ltd...............................  40,900  2,269,824
     Toppan Forms Co., Ltd.................................. 344,500  3,131,619
#    Torishima Pump Manufacturing Co., Ltd.................. 140,100  1,153,141
     Toshiba Machine Co., Ltd............................... 157,200  2,976,956
     Toshiba Plant Systems & Services Corp.................. 272,950  5,579,210
#    Tosho Printing Co., Ltd................................ 161,299  1,298,091
     Totech Corp............................................  57,000  1,587,044
     Totetsu Kogyo Co., Ltd................................. 175,500  4,331,582
     Totoku Electric Co., Ltd...............................  20,900    365,681
     Toyo Construction Co., Ltd............................. 589,600  2,414,488
#    Toyo Denki Seizo K.K...................................  39,850    565,506
# *  Toyo Engineering Corp.................................. 228,778  1,844,029
     Toyo Logistics Co., Ltd................................  80,800    222,827
     Toyo Machinery & Metal Co., Ltd........................ 120,500    660,404
     Toyo Tanso Co., Ltd....................................  77,200  2,011,419
#    Toyo Wharf & Warehouse Co., Ltd........................  41,300    570,452
     Trancom Co., Ltd.......................................  54,400  3,114,842
#    Trinity Industrial Corp................................  36,000    193,837
#    Trusco Nakayama Corp................................... 335,300  8,460,218
     Trust Tech, Inc........................................  71,500  2,176,793
     Tsubaki Nakashima Co., Ltd............................. 320,800  5,899,776
     Tsubakimoto Chain Co................................... 186,740  7,170,141
     Tsubakimoto Kogyo Co., Ltd.............................  29,400    827,395
# *  Tsudakoma Corp.........................................  31,998    586,993
     Tsugami Corp........................................... 375,000  3,361,438
     Tsukishima Kikai Co., Ltd.............................. 202,200  2,387,115
     Tsurumi Manufacturing Co., Ltd......................... 133,000  2,372,941
     Uchida Yoko Co., Ltd...................................  59,400  1,447,860
     Ueki Corp..............................................  34,800    752,077
     Union Tool Co..........................................  58,000  1,997,795
     Ushio, Inc............................................. 787,200  9,497,959
# *  UT Group Co., Ltd...................................... 181,600  5,477,499
     Utoc Corp.............................................. 102,200    493,036
     Wakachiku Construction Co., Ltd........................ 105,200  1,384,737
     Wakita & Co., Ltd...................................... 285,900  3,081,296
     WDB Holdings Co., Ltd..................................  63,800  1,780,928
     Weathernews, Inc.......................................  42,800  1,260,624
#    Will Group, Inc........................................ 107,900    922,954
     World Holdings Co., Ltd................................  54,900  1,327,876
     Yahagi Construction Co., Ltd........................... 200,200  1,438,481
     YAMABIKO Corp.......................................... 250,928  2,696,150
#    YAMADA Consulting Group Co., Ltd.......................  77,100  1,785,828
#    Yamashina Corp......................................... 208,800    152,530
     Yamato Corp............................................ 117,000    676,811
#    Yamaura Corp...........................................  55,000    421,538
     Yamazen Corp........................................... 431,200  4,719,450

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CONTINUED


                                                              SHARES      VALUE>>
                                                             --------- --------------
INDUSTRIALS -- (Continued)
     Yasuda Logistics Corp..................................   122,200 $      940,009
     Yokogawa Bridge Holdings Corp..........................   221,100      3,586,857
#    Yondenko Corp..........................................    28,060        638,491
     Yuasa Trading Co., Ltd.................................   117,500      3,854,532
     Yuken Kogyo Co., Ltd...................................    24,000        449,023
#    Yumeshin Holdings Co., Ltd.............................   316,400      2,704,404
     Yurtec Corp............................................   274,700      2,069,620
     Zaoh Co., Ltd..........................................    21,500        271,749
#    Zenitaka Corp. (The)...................................    19,300        952,304
     Zuiko Corp.............................................    29,000        777,311
                                                             --------- --------------
TOTAL INDUSTRIALS...........................................            1,094,861,970
                                                                       --------------
INFORMATION TECHNOLOGY -- (12.4%)
#    A&D Co., Ltd...........................................   128,700        934,374
# *  Access Co., Ltd........................................   224,000      1,977,191
     Ad-sol Nissin Corp.....................................    47,900        908,927
#    Adtec Plasma Technology Co., Ltd.......................    42,400        435,411
     AGS Corp...............................................    11,600         77,712
     Ai Holdings Corp.......................................   277,300      5,289,568
     Aichi Tokei Denki Co., Ltd.............................    19,900        729,779
     Aiphone Co., Ltd.......................................    74,900        974,282
# *  Allied Telesis Holdings KK.............................   486,100        466,638
     Alpha Systems, Inc.....................................    57,660      1,372,917
     Amano Corp.............................................   438,200      9,317,651
     AOI Electronic Co., Ltd................................    31,400      1,018,657
# *  Apic Yamada Corp.......................................    71,800        147,862
     Argo Graphics, Inc.....................................    62,500      2,368,058
     Arisawa Manufacturing Co., Ltd.........................   200,900      1,595,212
#    ArtSpark Holdings, Inc.................................    53,700        530,541
     Asahi Intelligence Service Co., Ltd....................     1,300         13,057
#    Aval Data Corp.........................................    30,700        535,992
     Avant Corp.............................................    50,800        694,235
#    Axell Corp.............................................    44,900        241,002
     Azia Co., Ltd..........................................    14,300        167,921
#    Billing System Corp....................................    15,900      1,016,350
# *  BrainPad, Inc..........................................    34,400      1,575,065
#    Broadleaf Co., Ltd.....................................   671,900      3,880,186
     Business Brain Showa-Ota, Inc..........................     8,100        160,076
     CAC Holdings Corp......................................    97,600        869,639
     Canon Electronics, Inc.................................   144,300      2,637,101
#    Capital Asset Planning, Inc............................    10,600        326,341
     CDS Co., Ltd...........................................    13,200        143,937
# *  Change, Inc............................................    10,100        424,557
     Chino Corp.............................................    47,400        539,662
     Citizen Watch Co., Ltd................................. 1,367,100      7,868,973
     CMK Corp...............................................   373,100      2,391,473
     Computer Engineering & Consulting, Ltd.................   176,000      3,786,819
     Computer Institute of Japan, Ltd.......................   111,900        745,570
     Comture Corp...........................................    77,600      2,364,084
     CONEXIO Corp...........................................   116,700      1,683,810
#    Core Corp..............................................    47,700        571,587
#    Cresco, Ltd............................................    44,500      1,256,776
     Cube System, Inc.......................................    55,200        421,208
#    Cyber Com Co., Ltd.....................................     6,800        104,511
     Cybernet Systems Co., Ltd..............................    31,000        176,504
     Cybozu, Inc............................................   173,700      1,105,709

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

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CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
     Dai-ichi Seiko Co., Ltd................................  67,700 $   854,821
#    Daiko Denshi Tsushin, Ltd..............................  40,000     254,669
     Daishinku Corp.........................................  66,899     660,529
     Daitron Co., Ltd.......................................  66,000   1,131,922
     Daiwabo Holdings Co., Ltd.............................. 125,500   7,404,339
     Denki Kogyo Co., Ltd...................................  74,900   1,914,940
     Densan System Co., Ltd.................................  44,300     859,140
#    Dexerials Corp......................................... 439,200   3,770,186
#    Digital Arts, Inc......................................  86,200   3,942,396
#    Digital Hearts Holdings Co., Ltd....................... 116,200   1,442,432
#    Digital Information Technologies Corp..................  66,600     865,904
#    Double Standard, Inc...................................  16,300     721,168
     DTS Corp............................................... 153,000   5,315,664
# *  E-Guardian, Inc........................................  70,400   1,491,995
     Eizo Corp.............................................. 120,800   4,916,750
     Elecom Co., Ltd........................................ 125,600   2,973,709
     Elematec Corp..........................................  60,971   1,298,821
#    Enomoto Co., Ltd.......................................  30,200     249,056
     Enplas Corp............................................  62,800   1,706,003
     ESPEC Corp............................................. 143,600   2,554,098
#    Excel Co., Ltd.........................................  50,400     859,221
#    Fenwal Controls of Japan, Ltd..........................  20,600     289,291
     Ferrotec Holdings Corp................................. 251,000   2,278,078
# *  FFRI, Inc..............................................  31,200     974,201
#    Fixstars Corp.......................................... 151,000   1,638,036
     Forval Corp............................................  52,300     480,178
# *  Fronteo, Inc........................................... 131,000     969,181
#    FTGroup Co., Ltd.......................................  74,000     936,418
     Fuji Soft, Inc......................................... 168,800   7,733,969
     Fujitsu Frontech, Ltd..................................  87,000     969,742
     Fukui Computer Holdings, Inc...........................  56,000     891,100
     Furuno Electric Co., Ltd............................... 184,300   2,185,512
     Furuya Metal Co., Ltd..................................   6,700     405,475
     Future Corp............................................ 169,200   2,302,865
#    Future Innovation Group, Inc...........................  17,400      66,824
#    Geomatec Co., Ltd......................................  29,900     221,169
     GL Sciences, Inc.......................................  42,900     582,645
     GMO Cloud K.K..........................................  26,700     725,058
*    Gunosy, Inc............................................ 106,500   2,808,200
     Hagiwara Electric Holdings Co., Ltd....................  51,100   1,345,564
     Hakuto Co., Ltd........................................  98,100   1,111,372
#    Hibino Corp............................................  27,500     342,554
     Hioki EE Corp..........................................  68,400   2,419,981
     Hochiki Corp........................................... 129,700   1,589,397
#    Hokuriku Electric Industry Co., Ltd....................  48,200     490,476
#    Honda Tsushin Kogyo Co., Ltd........................... 128,900     674,290
     Hosiden Corp........................................... 405,700   3,729,769
*    Hotto Link, Inc........................................  52,400     302,412
     Ibiden Co., Ltd........................................ 810,078  10,002,971
     Icom, Inc..............................................  77,500   1,652,770
#    Ikegami Tsushinki Co., Ltd.............................  44,299     477,650
     Ines Corp.............................................. 170,000   1,983,961
     I-Net Corp.............................................  77,390   1,117,748
     Infocom Corp...........................................  87,300   3,270,133
#    Infomart Corp.......................................... 683,400   7,092,672
     Information Development Co., Ltd.......................  52,100     724,948
     Information Services International-Dentsu, Ltd.........  85,900   2,954,639

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
     Innotech Corp..........................................   118,400 $ 1,325,958
#    Intelligent Wave, Inc..................................    74,800     680,940
#    Inter Action Corp......................................    71,700   1,325,015
     I-O Data Device, Inc...................................    54,300     641,984
*    iRidge.................................................     2,300      22,492
#    Iriso Electronics Co., Ltd.............................   138,800   5,862,062
     ISB Corp...............................................    27,900     587,978
#    Ishii Hyoki Co., Ltd...................................    31,000     233,822
# *  ITbook Holdings Co., Ltd...............................   106,400     486,572
     Itfor, Inc.............................................    34,400     257,070
     ITmedia, Inc...........................................    20,400     105,172
     Iwatsu Electric Co., Ltd...............................    66,600     466,031
     Japan Aviation Electronics Industry, Ltd...............   344,000   4,555,231
#    Japan Cash Machine Co., Ltd............................   145,500   1,433,075
# *  Japan Display, Inc..................................... 3,630,000   3,508,616
#    Japan Electronic Materials Corp........................    51,800     348,558
     Japan Material Co., Ltd................................   435,100   5,111,461
     Jastec Co., Ltd........................................    86,100     848,285
     JBCC Holdings, Inc.....................................   116,400   1,526,179
# *  JIG-SAW, Inc...........................................    32,400     803,701
     Justsystems Corp.......................................   241,700   4,957,361
     Kaga Electronics Co., Ltd..............................   128,300   2,873,375
     Kanematsu Electronics, Ltd.............................    85,500   2,627,142
     KEL Corp...............................................    27,900     239,967
     Koa Corp...............................................   111,500   1,543,024
#    Kyoden Co., Ltd........................................   150,600     739,022
     Kyosan Electric Manufacturing Co., Ltd.................   311,700   1,453,658
     Kyowa Electronic Instruments Co., Ltd..................   156,600     561,792
     LAC Co., Ltd...........................................   116,300   1,824,332
     Lasertec Corp..........................................   283,800   8,170,818
     Macnica Fuji Electronics Holdings, Inc.................   356,350   5,151,675
#    Mamezou Holdings Co., Ltd..............................   120,600     977,699
     Marubun Corp...........................................   112,200     772,191
#    Maruwa Co., Ltd........................................    65,100   3,679,121
     Maxell Holdings, Ltd...................................   364,400   4,643,430
     MCJ Co., Ltd...........................................   493,700   3,930,898
#    Megachips Corp.........................................   135,600   2,603,151
     Meiko Electronics Co., Ltd.............................   165,600   4,141,244
#    Micronics Japan Co., Ltd...............................   218,200   1,395,002
#    Mimaki Engineering Co., Ltd............................   129,400   1,328,884
     Mimasu Semiconductor Industry Co., Ltd.................   129,981   1,706,206
#    Miraial Co., Ltd.......................................    48,000     436,689
     Miroku Jyoho Service Co., Ltd..........................   132,100   2,490,678
     Mitachi Co., Ltd.......................................    17,900     125,885
     Mitsubishi Research Institute, Inc.....................    52,500   1,639,007
#    Mitsui High-Tec, Inc...................................   187,800   2,017,527
#    m-up, Inc..............................................    48,100     977,056
#    Mutoh Holdings Co., Ltd................................    14,600     293,928
     Nagano Keiki Co., Ltd..................................    94,900     789,369
#    Naigai Tec Corp........................................    13,100     188,882
     Nakayo, Inc............................................    78,000   1,069,897
     NEC Networks & System Integration Corp.................   169,200   3,687,889
     NEOJAPAN, Inc..........................................     6,300      48,845
     NET One Systems Co., Ltd...............................   545,000  11,410,271
     NF Corp................................................    18,400     348,526
     Nichicon Corp..........................................   354,000   2,945,032
# *  Nihon Dempa Kogyo Co., Ltd.............................     3,900      17,018

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
     Nihon Denkei Co., Ltd..................................  30,100 $  438,733
     Nippon Ceramic Co., Ltd................................  62,200  1,524,761
     Nippon Chemi-Con Corp..................................  83,600  1,893,006
#    Nippon Computer Dynamics Co., Ltd......................  43,600    421,669
#    Nippon Information Development Co., Ltd................   4,200    145,092
#    Nippon Kodoshi Corp....................................  58,100  1,313,285
     Nippon Signal Co., Ltd................................. 366,700  3,357,554
     Nippon Systemware Co., Ltd.............................  55,400  1,149,439
#    Nissha Co., Ltd........................................ 269,500  4,385,780
     Nohmi Bosai, Ltd....................................... 159,500  3,357,989
     Noritsu Koki Co., Ltd.................................. 141,300  3,175,278
     NSD Co., Ltd........................................... 266,280  5,637,632
     NuFlare Technology, Inc................................  33,600  1,688,402
*    Ohizumi Mfg. Co., Ltd..................................  27,100    189,713
#    Okaya Electric Industries Co., Ltd.....................  81,500    341,321
     Oki Electric Industry Co., Ltd......................... 627,500  8,588,853
     ONO Sokki Co., Ltd.....................................  37,400    247,542
#    Optex Group Co., Ltd................................... 243,520  4,437,050
     Oro Co., Ltd...........................................  19,500    890,994
     Osaki Electric Co., Ltd................................ 315,600  2,017,089
#    Oval Corp..............................................  35,600     85,839
#    Paltek Corp............................................  38,500    219,328
     PCI Holdings Inc/JP....................................   3,600     90,400
     Poletowin Pitcrew Holdings, Inc........................ 108,300  2,424,190
     Pro-Ship, Inc..........................................  18,600    412,282
#    Rakus Co., Ltd......................................... 119,600  2,195,276
#    RECOMM Co., Ltd........................................ 493,100    954,359
#    Remixpoint, Inc........................................ 207,500  1,391,553
#    Renesas Easton Co., Ltd................................ 105,100    448,831
     Riken Keiki Co., Ltd................................... 114,300  2,255,995
     Riso Kagaku Corp....................................... 134,300  2,832,516
     Roland DG Corp.........................................  94,200  2,006,061
#    Rorze Corp.............................................  81,000  1,387,586
     RS Technologies Co., Ltd...............................  40,300  1,633,758
     Ryoden Corp............................................ 108,900  1,513,426
     Ryosan Co., Ltd........................................ 188,800  5,432,278
     Ryoyo Electro Corp..................................... 152,300  2,184,050
#    Saison Information Systems Co., Ltd....................  23,800    270,890
#    Sakura Internet, Inc................................... 164,100    799,403
     Samco, Inc.............................................  14,700    156,471
     Sanken Electric Co., Ltd............................... 176,200  3,887,155
     Sanshin Electronics Co., Ltd........................... 151,900  2,554,574
#    Satori Electric Co., Ltd...............................  90,680    822,956
     Saxa Holdings, Inc.....................................  32,600    588,650
#    Scala, Inc............................................. 118,200  1,007,370
     Seikoh Giken Co., Ltd..................................  14,700    233,141
     SEMITEC Corp...........................................   5,500    285,493
#    Shibaura Electronics Co., Ltd..........................  56,400  2,438,999
     Shibaura Mechatronics Corp.............................  24,900    757,901
# *  SHIFT, Inc.............................................  53,100  1,752,877
     Shindengen Electric Manufacturing Co., Ltd.............  52,800  2,296,339
# *  Shinkawa, Ltd.......................................... 128,500    578,844
     Shinko Electric Industries Co., Ltd.................... 510,400  3,553,497
     Shinko Shoji Co., Ltd.................................. 139,300  1,939,286
#    Shirai Electronics Industrial Co., Ltd.................  61,600    213,094
#    Shizuki Electric Co., Inc.............................. 129,200    803,503
#    Showa Shinku Co., Ltd..................................  27,800    333,947

                                      47

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CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#    Showcase TV, Inc.......................................  25,700 $   245,524
     Sigma Koki Co., Ltd....................................  33,500     524,860
#    Siix Corp.............................................. 227,200   3,084,742
#    SK-Electronics Co., Ltd................................  60,100     986,561
     SMK Corp...............................................  35,199     723,258
#    Softbank Technology Corp...............................  72,400   1,365,164
#    Softbrain Co., Ltd..................................... 125,200     597,484
     Softcreate Holdings Corp...............................  57,100     811,509
#    Soliton Systems K.K....................................  71,300     627,623
     Solxyz Co., Ltd........................................   5,900      44,095
*    So-net Media Networks Corp.............................  14,900     246,078
#    Soshin Electric Co., Ltd...............................  58,400     220,773
#    Sourcenext Corp........................................ 260,300   3,210,775
     SRA Holdings...........................................  73,400   2,066,123
#    Sumida Corp............................................ 195,949   2,430,199
     Sun Corp............................................... 117,400     564,012
     Sun-Wa Technos Corp....................................  75,000     852,925
     Suzuden Corp...........................................  32,300     380,062
#    Suzuki Co., Ltd........................................  75,000     505,107
#    System Information Co., Ltd............................  45,300     616,230
     System Research Co., Ltd...............................  12,600     421,822
#    Systemsoft Corp........................................ 278,600     234,689
     Systena Corp........................................... 509,100   6,126,207
     Tachibana Eletech Co., Ltd............................. 124,960   1,897,003
#    Takachiho Koheki Co., Ltd..............................  37,400     347,168
     TAKEBISHI Corp.........................................  53,100     737,805
     Tamura Corp............................................ 580,200   2,966,300
#    Tazmo Co., Ltd.........................................  49,500     436,942
     TDC Soft, Inc.......................................... 108,100     996,334
# *  Teac Corp..............................................  81,899     196,355
     TechMatrix Corp........................................ 119,400   2,195,875
#    Techno Horizon Holdings Co., Ltd.......................  76,000     328,083
     Tecnos Japan, Inc...................................... 122,900     951,657
     Teikoku Tsushin Kogyo Co., Ltd.........................  55,900     599,299
*    Tera Probe, Inc........................................  10,800      87,568
# *  TerraSky Co., Ltd......................................   4,700     118,848
#    TESEC Corp.............................................  19,400     284,551
     TKC Corp............................................... 123,300   4,689,373
     Tokyo Electron Device, Ltd.............................  44,600     791,627
     Tokyo Seimitsu Co., Ltd................................ 283,900   6,826,965
     Tomen Devices Corp.....................................  15,300     344,862
     Topcon Corp............................................ 773,000  11,231,567
#    Torex Semiconductor, Ltd...............................  58,200     738,924
     Toshiba TEC Corp....................................... 194,500   5,802,034
     Toukei Computer Co., Ltd...............................  24,310     674,235
#    Towa Corp.............................................. 161,600   1,181,005
     Toyo Corp.............................................. 165,500   1,311,608
#    Tri Chemical Laboratories, Inc.........................  46,000   1,870,740
#    Tsuzuki Denki Co., Ltd.................................  41,500     368,842
#    UKC Holdings Corp......................................  98,000   1,910,212
     Ulvac, Inc............................................. 284,500   9,265,412
#    UMC Electronics Co., Ltd...............................  56,500   1,051,279
#    Uniden Holdings Corp...................................  40,600     917,675
     UNIRITA, Inc...........................................   7,300     110,023
#    UNITED, Inc............................................  96,700   2,027,961
#    V Technology Co., Ltd..................................  34,900   4,502,770
#    VeriServe Corp.........................................  16,200     893,967

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
                                                             SHARES     VALUE>>
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#   VINX Corp..............................................    13,200 $    167,762
    Vitec Holdings Co., Ltd................................    64,100    1,243,120
    Wacom Co., Ltd......................................... 1,103,100    5,130,317
#   YAC Holdings Co., Ltd..................................    93,000      649,686
#   Yamaichi Electronics Co., Ltd..........................   173,500    1,914,948
    Yashima Denki Co., Ltd.................................   123,300      920,441
#   Yokowo Co., Ltd........................................   111,700    1,239,876
    Zuken, Inc.............................................   111,400    1,657,887
                                                            --------- ------------
TOTAL INFORMATION TECHNOLOGY...............................            497,120,658
                                                                      ------------
MATERIALS -- (9.9%)
    Achilles Corp..........................................   107,800    2,144,634
    ADEKA Corp.............................................   624,400    9,250,940
    Agro-Kanesho Co., Ltd..................................    12,500      275,965
    Aichi Steel Corp.......................................    80,700    2,852,783
    Arakawa Chemical Industries, Ltd.......................   130,100    1,827,563
    Araya Industrial Co., Ltd..............................    27,500      440,597
    Asahi Holdings, Inc....................................   220,150    4,714,287
    Asahi Printing Co., Ltd................................    25,700      235,476
    ASAHI YUKIZAI Corp.....................................   106,400    2,102,684
#   Asahipen Corp..........................................     2,100       33,258
#   Asia Pile Holdings Corp................................   207,100    1,195,093
    C Uyemura & Co., Ltd...................................    33,600    2,150,115
#   Carlit Holdings Co., Ltd...............................   149,600    1,191,671
    Chuetsu Pulp & Paper Co., Ltd..........................    43,400      579,390
*   Chugai Mining Co., Ltd................................. 1,012,400      179,986
#   Chugoku Marine Paints, Ltd.............................   458,300    3,681,183
    CI Takiron Corp........................................   330,000    1,697,183
#   CK-San-Etsu Co., Ltd...................................    21,200      566,258
    Dai Nippon Toryo Co., Ltd..............................   144,400    1,458,028
    Daido Steel Co., Ltd...................................   133,600    5,500,381
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................   140,400    1,378,883
    Daiken Corp............................................    98,800    1,809,085
#   Daiki Aluminium Industry Co., Ltd......................   215,800    1,249,014
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd..................................................    90,500    2,674,343
#   Daio Paper Corp........................................   480,200    6,225,734
    Daito Chemix Corp......................................     3,700       12,367
    DKS Co., Ltd...........................................    66,200    1,451,928
    Dowa Holdings Co., Ltd.................................   373,500   10,870,056
    Dynapac Co., Ltd.......................................     8,500      106,931
    Fuji Seal International, Inc...........................   186,500    5,657,358
    Fujikura Kasei Co., Ltd................................   184,200    1,032,402
    Fujimori Kogyo Co., Ltd................................   117,100    3,406,655
#   Fumakilla, Ltd.........................................    58,901      809,932
#   Fuso Chemical Co., Ltd.................................   132,700    2,663,980
    Geostr Corp............................................   111,400      496,591
    Godo Steel, Ltd........................................    66,400    1,274,418
    Gun-Ei Chemical Industry Co., Ltd......................    31,100      831,210
    Hakudo Co., Ltd........................................    44,000      693,837
    Harima Chemicals Group, Inc............................   104,000      881,871
    Hodogaya Chemical Co., Ltd.............................    44,900    1,094,123
    Hokkan Holdings, Ltd...................................    52,400      865,577
    Hokko Chemical Industry Co., Ltd.......................   137,900      651,537
    Hokuetsu Corp..........................................   945,899    4,518,330
    Honshu Chemical Industry Co., Ltd......................    27,200      282,562

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
                                                              SHARES     VALUE>>
                                                             --------- -----------
MATERIALS -- (Continued)
#    Ise Chemicals Corp.....................................    15,400 $   442,645
#    Ishihara Chemical Co., Ltd.............................    35,500     684,751
*    Ishihara Sangyo Kaisha, Ltd............................   258,650   3,087,774
     Ishizuka Glass Co., Ltd................................    17,800     347,586
     Japan Pure Chemical Co., Ltd...........................    10,300     206,333
     JCU Corp...............................................   166,900   3,582,352
     JSP Corp...............................................    94,100   1,858,393
#    Kanto Denka Kogyo Co., Ltd.............................   330,100   2,997,781
     Katakura & Co-op Agri Corp.............................    21,500     230,141
#    Kawakin Holdings Co., Ltd..............................    23,100      77,346
#    KeePer Technical Laboratory Co., Ltd...................    47,900     467,973
     KH Neochem Co., Ltd....................................   208,300   5,915,888
     Kimoto Co., Ltd........................................   247,400     489,944
     Koatsu Gas Kogyo Co., Ltd..............................   223,493   1,625,827
#    Kogi Corp..............................................     5,499      80,472
     Kohsoku Corp...........................................    72,900     671,909
     Konishi Co., Ltd.......................................   232,600   3,259,219
#    Konoshima Chemical Co., Ltd............................    41,300     261,985
     Krosaki Harima Corp....................................    36,900   2,440,294
#    Kumiai Chemical Industry Co., Ltd......................   712,187   4,433,219
     Kunimine Industries Co., Ltd...........................    38,600     331,681
     Kureha Corp............................................   124,950   8,029,884
     Kurimoto, Ltd..........................................    67,900   1,015,525
#    Kuriyama Holdings Corp.................................    50,200     779,983
#    Kyoei Steel, Ltd.......................................   149,700   2,711,786
     Kyowa Leather Cloth Co., Ltd...........................    86,800     653,603
     Lintec Corp............................................   302,000   7,147,406
#    MEC Co., Ltd...........................................   127,700   1,669,511
#    Mipox Corp.............................................    58,500     232,996
     Mitani Sekisan Co., Ltd................................    72,800   1,651,559
     Mitsubishi Paper Mills, Ltd............................   425,300   2,194,498
     Mitsubishi Steel Manufacturing Co., Ltd................    53,500     939,220
     Mitsui Mining & Smelting Co., Ltd......................   433,400  12,279,380
#    Molitec Steel Co., Ltd.................................    86,500     386,287
#    MORESCO Corp...........................................    47,800     659,155
     Mory Industries, Inc...................................    39,300     967,915
#    Muto Seiko Co..........................................    35,700     188,073
     Nakayama Steel Works, Ltd..............................   239,400   1,258,552
     Neturen Co., Ltd.......................................   258,000   2,272,195
# *  New Japan Chemical Co., Ltd............................   200,600     364,515
#    Nicca Chemical Co., Ltd................................    49,300     525,821
     Nichia Steel Works, Ltd................................   121,100     343,773
#    Nihon Kagaku Sangyo Co., Ltd...........................    90,200   1,023,160
#    Nihon Nohyaku Co., Ltd.................................   234,800   1,301,179
     Nihon Parkerizing Co., Ltd.............................   651,600   7,869,192
     Nihon Yamamura Glass Co., Ltd..........................   112,600   1,674,977
     Nippon Carbide Industries Co., Inc.....................    49,300     813,644
     Nippon Chemical Industrial Co., Ltd....................    42,600   1,159,485
     Nippon Concrete Industries Co., Ltd....................   302,400     814,868
#    Nippon Denko Co., Ltd.................................. 1,006,814   2,391,331
     Nippon Fine Chemical Co., Ltd..........................    82,800     799,118
     Nippon Kayaku Co., Ltd.................................   345,900   4,116,618
     Nippon Kinzoku Co., Ltd................................    26,500     340,035
#    Nippon Koshuha Steel Co., Ltd..........................    26,799     162,282
     Nippon Light Metal Holdings Co., Ltd................... 4,216,200   8,890,260
#    Nippon Paper Industries Co., Ltd.......................   587,400  10,642,418
     Nippon Pillar Packing Co., Ltd.........................   158,800   2,126,919

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CONTINUED


                                                             SHARES     VALUE>>
                                                            --------- -----------
MATERIALS -- (Continued)
    Nippon Soda Co., Ltd...................................   175,500 $ 4,560,767
#   Nippon Yakin Kogyo Co., Ltd............................ 1,187,900   3,157,492
#   Nisshin Steel Co., Ltd.................................   344,892   4,501,736
    Nitta Gelatin, Inc.....................................    98,800     667,735
    Nittetsu Mining Co., Ltd...............................    36,800   1,564,117
#   Nitto FC Co., Ltd......................................   121,400     843,781
    Nozawa Corp............................................    54,100     562,058
    Oat Agrio Co., Ltd.....................................    21,400     541,390
#   Okamoto Industries, Inc................................    76,500   3,447,599
    Okura Industrial Co., Ltd..............................    58,800   1,077,139
    Osaka Organic Chemical Industry, Ltd...................   108,700   1,327,939
#   Osaka Soda Co., Ltd....................................   102,499   2,410,331
    Osaka Steel Co., Ltd...................................    92,500   1,638,124
#   OSAKA Titanium Technologies Co., Ltd...................   147,500   2,315,589
#   Pacific Metals Co., Ltd................................   117,999   3,310,898
    Pack Corp. (The).......................................    95,600   2,736,155
#   Rasa Industries, Ltd...................................    55,100     906,902
    Rengo Co., Ltd.........................................   373,700   3,257,518
    Riken Technos Corp.....................................   248,500   1,119,578
    Sakai Chemical Industry Co., Ltd.......................   114,000   2,626,667
    Sakata INX Corp........................................   304,200   3,011,897
    Sanyo Chemical Industries, Ltd.........................    87,800   4,023,207
    Sanyo Special Steel Co., Ltd...........................   147,060   3,381,545
#   Seiko PMC Corp.........................................    86,000     700,087
    Sekisui Plastics Co., Ltd..............................   176,500   1,373,509
    Shikoku Chemicals Corp.................................   252,900   2,582,039
    Shinagawa Refractories Co., Ltd........................    43,600   1,673,926
    Shin-Etsu Polymer Co., Ltd.............................   336,500   2,464,229
#   Shinko Wire Co., Ltd...................................    18,400     208,806
    SK Kaken Co., Ltd......................................     1,600     678,577
    Soken Chemical & Engineering Co., Ltd..................    49,800     778,205
    Stella Chemifa Corp....................................    82,400   2,507,647
    Sumitomo Bakelite Co., Ltd.............................    36,700   1,325,136
#   Sumitomo Osaka Cement Co., Ltd.........................   275,499  10,235,593
    Sumitomo Seika Chemicals Co., Ltd......................    67,500   3,368,993
    T Hasegawa Co., Ltd....................................   174,900   3,105,621
    T&K Toka Co., Ltd......................................   143,700   1,374,628
#   Taisei Lamick Co., Ltd.................................    42,700   1,205,546
    Taiyo Holdings Co., Ltd................................   130,100   4,648,375
    Takasago International Corp............................   103,400   3,296,328
    Takemoto Yohki Co., Ltd................................    24,200     576,470
#   Taki Chemical Co., Ltd.................................     6,400     528,535
    Tayca Corp.............................................   128,200   2,695,683
    Tenma Corp.............................................   128,000   2,224,102
    Toagosei Co., Ltd......................................   795,100   8,164,289
#   Toda Kogyo Corp........................................    24,200     571,582
    Toho Acetylene Co., Ltd................................    12,700     173,107
    Toho Chemical Industry Co., Ltd........................    47,000     209,203
    Toho Titanium Co., Ltd.................................   256,900   2,611,607
    Toho Zinc Co., Ltd.....................................    91,999   2,940,423
    Tohoku Steel Co., Ltd..................................    16,300     190,777
    Tokushu Tokai Paper Co., Ltd...........................    68,558   2,645,757
    Tokuyama Corp..........................................   303,398   6,784,502
    Tokyo Ohka Kogyo Co., Ltd..............................   263,300   7,051,911
    Tokyo Printing Ink Manufacturing Co., Ltd..............    10,200     235,656
#   Tokyo Rope Manufacturing Co., Ltd......................   100,300   1,028,568
    Tokyo Steel Manufacturing Co., Ltd.....................   845,800   6,668,781

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
MATERIALS -- (Continued)
     Tokyo Tekko Co., Ltd...................................    67,400 $    874,686
     Tomoegawa Co., Ltd.....................................    33,600      370,583
     Tomoku Co., Ltd........................................    80,700    1,390,837
     Topy Industries, Ltd...................................   113,200    3,050,825
     Toyo Gosei Co., Ltd....................................    34,600      330,792
     Toyo Ink SC Holdings Co., Ltd..........................   258,200    5,991,586
     Toyobo Co., Ltd........................................   633,400    9,002,787
#    TYK Corp...............................................   169,400      644,503
     UACJ Corp..............................................   183,541    4,000,878
     Valqua, Ltd............................................   122,499    2,984,575
#    Vertex Corp............................................    47,098      507,983
     Wavelock Holdings Co., Ltd.............................    30,900      229,560
     Wood One Co., Ltd......................................    48,500      528,481
     Yamato Kogyo Co., Ltd..................................   305,800    8,058,995
     Yodogawa Steel Works, Ltd..............................   147,100    3,193,104
     Yoshicon Co., Ltd......................................     3,100       31,364
#    Yotai Refractories Co., Ltd............................   133,300      925,597
#    Yuki Gosei Kogyo Co., Ltd..............................    36,200       82,574
     Yushiro Chemical Industry Co., Ltd.....................    73,800      927,279
                                                             --------- ------------
TOTAL MATERIALS.............................................            399,852,186
                                                                       ------------
REAL ESTATE -- (1.7%)
#    AD Works Co., Ltd...................................... 1,950,700      655,818
     Airport Facilities Co., Ltd............................   146,470      780,861
     Anabuki Kosan, Inc.....................................     4,600      122,439
     Aoyama Zaisan Networks Co., Ltd........................    68,800      961,579
#    Apaman Co., Ltd........................................    82,200      850,834
# *  Ardepro Co., Ltd.......................................   292,800      162,851
#    Arealink Co., Ltd......................................    48,600      717,331
#    B-Lot Co., Ltd.........................................    11,000      121,075
#    Cosmos Initia Co., Ltd.................................    99,600      544,140
     CRE, Inc...............................................    60,800      536,201
     Daibiru Corp...........................................   350,900    3,537,487
#    Daikyo, Inc............................................   225,900    5,929,077
#    Dear Life Co., Ltd.....................................   155,900      762,893
     Goldcrest Co., Ltd.....................................   137,770    2,157,381
#    Good Com Asset Co., Ltd................................     6,200       85,122
     Grandy House Corp......................................   113,800      462,186
     Heiwa Real Estate Co., Ltd.............................   236,600    4,382,189
     Ichigo, Inc............................................   997,200    3,255,711
#    Intellex Co., Ltd......................................    30,000      206,006
*    Japan Asset Marketing Co., Ltd......................... 1,649,800    1,800,599
     Japan Corporate Housing Service, Inc...................    10,500       72,514
#    Japan Property Management Center Co., Ltd..............    92,400    1,007,384
     Kabuki-Za Co., Ltd.....................................    21,800    1,101,590
     Keihanshin Building Co., Ltd...........................   278,600    2,051,283
# *  LAND Co., Ltd.......................................... 1,824,900      179,915
     Leopalace21 Corp....................................... 1,918,000    7,989,373
#    Mugen Estate Co., Ltd..................................    97,000      554,839
     Nippon Commercial Development Co., Ltd.................    91,300    1,384,067
     Nisshin Fudosan Co.....................................   232,400    1,083,473
     Prospect Co., Ltd...................................... 3,402,000    1,148,251
     Raysum Co., Ltd........................................   119,100    1,466,235
#    SAMTY Co., Ltd.........................................   128,500    1,682,285
     Sankyo Frontier Co., Ltd...............................    22,100      687,286
     Sansei Landic Co., Ltd.................................    40,600      401,579

SCHEDULE OF INVESTMENTS
CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
REAL ESTATE -- (Continued)
#      Shinoken Group Co., Ltd................................    220,800 $    1,825,725
#      Star Mica Co., Ltd.....................................     91,300      1,247,190
       Sun Frontier Fudousan Co., Ltd.........................    232,900      2,377,143
#      Takara Leben Co., Ltd..................................    639,000      1,841,005
#      Tateru, Inc............................................    286,800      1,203,629
       TOC Co., Ltd...........................................    416,650      2,838,426
       Tokyo Rakutenchi Co., Ltd..............................     21,500        937,036
       Tokyo Theatres Co., Inc................................     50,099        597,028
       Tosei Corp.............................................    250,000      2,285,166
#      Unizo Holdings Co., Ltd................................    226,900      4,274,207
#      Urbanet Corp. Co., Ltd.................................    123,500        366,827
                                                               ---------- --------------
TOTAL REAL ESTATE.............................................                68,635,236
                                                                          --------------
UTILITIES -- (1.1%)
# *    Eneres Co., Ltd........................................    189,500      1,167,440
#      eRex Co., Ltd..........................................    286,800      2,382,638
       Hiroshima Gas Co., Ltd.................................    330,700      1,060,569
       Hokkaido Electric Power Co., Inc.......................  1,406,600      8,209,330
       Hokkaido Gas Co., Ltd..................................    100,600      1,287,743
*      Hokuriku Electric Power Co.............................    935,100      8,711,001
       Hokuriku Gas Co., Ltd..................................     10,100        265,162
       K&O Energy Group, Inc..................................    107,400      1,488,332
       Nippon Gas Co., Ltd....................................     11,100        335,764
       Okinawa Electric Power Co., Inc. (The).................    311,021      5,794,635
# *    RENOVA, Inc............................................    197,300      2,140,554
       Saibu Gas Co., Ltd.....................................    221,600      4,934,958
       Shizuoka Gas Co., Ltd..................................    394,500      3,412,588
#      Toell Co., Ltd.........................................     59,400        447,343
#      West Holdings Corp.....................................    105,200      1,061,630
                                                               ---------- --------------
TOTAL UTILITIES...............................................                42,699,687
                                                                          --------------
TOTAL COMMON STOCKS...........................................             3,802,673,731
                                                                          --------------
RIGHTS/WARRANTS -- (0.0%)
FINANCIALS -- (0.0%)
*      Akatsuki Corp. Rights 12/25/18.........................    109,000         75,349
                                                               ---------- --------------
TOTAL INVESTMENT SECURITIES...................................             3,802,749,080
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (5.4%)
@ (S)  DFA Short Term Investment Fund......................... 18,866,285    218,282,913
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,609,227,762).......................................            $4,021,031,993
                                                                          ==============

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
#     Total or Partial Securities on Loan.
*     Non-Income Producing Securities.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

SCHEDULE OF INVESTMENTS
CONTINUED


Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                             -------------------------------------------------
                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                             ----------- -------------- ------- --------------
 Common Stocks
    Communication Services..          -- $  116,578,489   --    $  116,578,489
    Consumer Discretionary.. $ 6,321,241    706,744,934   --       713,066,175
    Consumer Staples........          --    303,762,350   --       303,762,350
    Energy..................          --     29,926,156   --        29,926,156
    Financials..............  10,103,674    321,366,290   --       331,469,964
    Healthcare..............          --    204,700,860   --       204,700,860
    Industrials.............          --  1,094,861,970   --     1,094,861,970
    Information Technology..     486,572    496,634,086   --       497,120,658
    Materials...............     507,983    399,344,203   --       399,852,186
    Real Estate.............          --     68,635,236   --        68,635,236
    Utilities...............          --     42,699,687   --        42,699,687
 Rights/Warrants
    Financials..............          --         75,349   --            75,349
 Securities Lending
   Collateral...............          --    218,282,913   --       218,282,913
                             ----------- --------------   --    --------------
 TOTAL...................... $17,419,470 $4,003,612,523   --    $4,021,031,993
                             =========== ==============   ==    ==============

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                               SHARES     VALUE>>
                                                             ---------- -----------
COMMON STOCKS -- (94.4%)
AUSTRALIA -- (52.6%)
*    3P Learning, Ltd.......................................     93,233 $    79,303
*    88 Energy, Ltd.........................................    604,262       7,642
     Accent Group, Ltd......................................  1,895,397   1,677,338
     Adacel Technologies, Ltd...............................    140,130     154,710
     Adairs, Ltd............................................    381,049     472,053
     Adelaide Brighton, Ltd.................................  3,004,912  12,086,193
*    Aeon Metals, Ltd.......................................     45,332       8,865
#    Ainsworth Game Technology, Ltd.........................    364,227     263,964
# *  Alkane Resources, Ltd..................................  1,385,657     220,924
     Alliance Aviation Services, Ltd........................     27,285      46,127
     ALS, Ltd...............................................  2,494,939  14,468,701
     Altium, Ltd............................................    879,028  13,703,502
*    Altura Mining, Ltd.....................................     98,208      13,996
#    AMA Group, Ltd.........................................  1,621,708   1,047,982
#    Amaysim Australia, Ltd.................................  1,355,718   1,097,670
     Ansell, Ltd............................................    896,383  14,778,046
#    AP Eagers, Ltd.........................................    298,855   1,555,241
     APN Property Group, Ltd................................     26,661       8,516
#    Apollo Tourism & Leisure, Ltd..........................    146,441     146,440
     Appen, Ltd.............................................    702,260   5,331,671
#    ARB Corp., Ltd.........................................    606,699   7,462,547
#    Ardent Leisure Group...................................  3,508,077   3,990,542
#    ARQ Group, Ltd.........................................    987,156   1,533,697
     Asaleo Care, Ltd.......................................     20,828      10,333
     Atlas Arteria, Ltd.....................................  2,965,825  14,366,965
     AUB Group, Ltd.........................................    325,555   3,114,227
# *  Aurelia Metals, Ltd....................................  1,819,536     949,642
     Ausdrill, Ltd..........................................  2,560,609   3,121,180
     Austal, Ltd............................................  1,540,941   1,958,683
*    Austin Engineering, Ltd................................     95,866      14,604
# *  Australian Agricultural Co., Ltd.......................  2,990,515   2,804,311
     Australian Finance Group, Ltd..........................    642,336     638,000
#    Australian Pharmaceutical Industries, Ltd..............  3,178,637   3,452,614
     Australian Vintage, Ltd................................  4,199,886   1,654,035
     Auswide Bank, Ltd......................................    102,961     378,618
#    Automotive Holdings Group, Ltd.........................  1,068,424   1,370,131
     Aveo Group.............................................  3,342,036   4,372,278
     AVJennings, Ltd........................................  7,058,528   3,026,510
*    Axsesstoday, Ltd.......................................     20,251      23,304
#    Baby Bunting Group, Ltd................................    318,497     497,096
#    Bank of Queensland, Ltd................................    380,336   2,607,163
#    Bapcor, Ltd............................................  1,945,254   9,436,542
*    Base Resources, Ltd....................................    215,873      37,658
     Beach Energy, Ltd...................................... 14,720,311  18,335,566
# *  Beadell Resources, Ltd.................................  7,171,491     287,026
#    Bega Cheese, Ltd.......................................  1,467,014   6,213,677
     Bell Financial Group, Ltd..............................    122,493      87,728
# *  Bellamy's Australia, Ltd...............................    568,208   2,925,148
#    Blackmores, Ltd........................................    100,980   8,707,549
*    Blue Energy, Ltd.......................................     97,807       3,813
#    Bravura Solutions, Ltd.................................    659,141   1,959,341
     Breville Group, Ltd....................................    847,284   7,380,725
     Brickworks, Ltd........................................    439,516   5,262,506
# *  Bubs Australia, Ltd....................................    326,550     109,018
# *  Buru Energy, Ltd.......................................    678,801     122,572

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
AUSTRALIA -- (Continued)
#    BWX, Ltd...............................................    335,452 $   606,063
#    Cabcharge Australia, Ltd...............................    197,624     289,278
     Capilano Honey, Ltd....................................     18,636     260,566
     Capitol Health, Ltd....................................  2,956,003     578,358
     Capral, Ltd............................................     58,499       5,785
# *  Cardno, Ltd............................................  1,127,842     812,899
*    Carnarvon Petroleum, Ltd...............................  5,872,111   1,462,537
     carsales.com, Ltd......................................  1,702,940  14,760,322
# *  Cash Converters International, Ltd.....................  3,008,100     564,881
# *  Catapult Group International, Ltd......................    407,428     303,706
     Cedar Woods Properties, Ltd............................    396,815   1,490,306
     Centuria Capital Group.................................     12,363      11,480
     Citadel Group, Ltd. (The)..............................     68,921     415,472
#    Class, Ltd.............................................    399,883     521,812
*    Clean Seas Seafood, Ltd................................  1,754,602      68,255
     Cleanaway Waste Management, Ltd........................ 13,728,372  17,549,486
#    Clinuvel Pharmaceuticals, Ltd..........................     34,474     390,960
     Clover Corp., Ltd......................................    254,940     262,091
     Codan, Ltd.............................................    621,597   1,323,844
#    Collection House, Ltd..................................  2,231,387   2,111,692
     Collins Foods, Ltd.....................................    799,889   3,633,199
# *  Cooper Energy, Ltd.....................................  9,007,134   2,970,173
#    Corporate Travel Management, Ltd.......................    587,789   8,387,889
     Costa Group Holdings, Ltd..............................  2,167,448   9,391,202
#    Credit Corp. Group, Ltd................................    516,474   6,987,009
*    CSG, Ltd...............................................  1,608,459     217,656
     CSR, Ltd...............................................  3,957,955   9,928,634
*    CuDeco, Ltd............................................    387,893      24,200
#    Data#3, Ltd............................................    821,486     875,174
*    Decmil Group, Ltd......................................    504,340     273,535
#    Dicker Data, Ltd.......................................    193,123     393,124
     Domain Holdings Australia, Ltd.........................  1,536,045   2,702,266
#    Domino's Pizza Enterprises, Ltd........................    217,005   8,317,103
     Donaco International, Ltd..............................     28,566       3,139
*    Doray Minerals, Ltd....................................    410,541     103,591
     Downer EDI, Ltd........................................  4,034,426  19,862,919
     DuluxGroup, Ltd........................................  3,101,823  16,304,563
     DWS, Ltd...............................................    514,109     426,211
     Eclipx Group, Ltd......................................  2,757,791   4,744,936
     Elders, Ltd............................................  1,007,530   5,216,011
*    EML Payments, Ltd......................................    312,191     345,930
# *  Energy Resources of Australia, Ltd.....................    229,368      55,459
*    Energy World Corp., Ltd................................     87,518      10,256
     EQT Holdings, Ltd......................................     93,813   1,491,703
     ERM Power, Ltd.........................................  1,089,491   1,264,475
     Estia Health, Ltd......................................  1,211,553   1,756,113
     Euroz, Ltd.............................................    101,762      90,182
     EVENT Hospitality and Entertainment, Ltd...............    544,188   5,176,669
     Evolution Mining, Ltd..................................      1,556       3,293
     Experience Co., Ltd....................................     41,250       8,788
     Fairfax Media, Ltd..................................... 19,821,806   9,020,829
# *  FAR, Ltd...............................................  9,270,970     818,377
#    Finbar Group, Ltd......................................    203,868     122,873
     Fleetwood Corp., Ltd. (6341855)........................    338,355     533,162
     FlexiGroup, Ltd........................................  1,850,936   2,016,960
     Freedom Foods Group, Ltd...............................     40,467     145,222
#    G8 Education, Ltd......................................  1,927,712   2,804,991

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
AUSTRALIA -- (Continued)
# *  Galaxy Resources, Ltd.................................. 2,797,281 $ 4,364,882
# *  Galilee Energy, Ltd....................................   133,757      65,369
# *  Gascoyne Resources, Ltd................................   428,415      42,933
#    GBST Holdings, Ltd.....................................   178,479     215,830
#    Genworth Mortgage Insurance Australia, Ltd............. 1,921,523   3,068,911
#    Global Construction Services, Ltd......................   268,763     121,854
# *  Gold Road Resources, Ltd............................... 2,039,060   1,006,657
     GR Engineering Services, Ltd...........................    55,230      47,722
     GrainCorp, Ltd., Class A............................... 1,735,655  10,146,181
     Grange Resources, Ltd..................................   449,866      70,638
#    Greencross, Ltd........................................   449,892   1,445,043
*    Greenland Minerals, Ltd................................   114,047       7,037
     GUD Holdings, Ltd......................................   992,918   8,705,318
     GWA Group, Ltd......................................... 2,071,266   4,050,586
#    Hansen Technologies, Ltd............................... 1,117,944   2,749,153
#    Harvey Norman Holdings, Ltd............................   525,167   1,188,830
     Healthscope, Ltd....................................... 5,420,705   8,132,854
#    Helloworld Travel, Ltd.................................    12,955      50,630
# *  Highfield Resources, Ltd...............................   160,730      55,428
*    Hills, Ltd.............................................   353,244      45,111
*    Horizon Oil, Ltd.......................................   714,889      73,152
#    HT&E, Ltd.............................................. 1,759,008   2,423,951
     HUB24, Ltd.............................................     6,033      49,196
     IDP Education, Ltd.....................................   580,436   3,793,923
     Iluka Resources, Ltd...................................   555,429   3,189,945
*    Imdex, Ltd............................................. 2,130,372   1,735,469
#    IMF Bentham, Ltd....................................... 1,746,477   3,659,388
*    Immutep, Ltd........................................... 1,409,121      41,239
# *  ImpediMed, Ltd.........................................    95,787      27,211
#    Independence Group NL.................................. 3,149,458   9,040,777
*    Infigen Energy......................................... 5,276,965   1,837,579
     Infomedia, Ltd......................................... 2,750,806   2,181,183
#    Inghams Group, Ltd..................................... 1,394,745   3,856,250
     Integral Diagnostics, Ltd..............................    27,730      53,102
#    Integrated Research, Ltd...............................   642,274     967,706
#    InvoCare, Ltd..........................................   976,845   8,407,316
#    IOOF Holdings, Ltd..................................... 2,401,762  11,616,624
#    IPH, Ltd...............................................   915,513   3,514,658
#    IRESS, Ltd............................................. 1,180,608   9,095,282
#    iSelect, Ltd...........................................    96,851      44,782
#    iSentia Group, Ltd..................................... 1,014,066     176,620
     IVE Group, Ltd.........................................   423,171     612,342
#    Japara Healthcare, Ltd................................. 1,707,905   1,362,085
#    JB Hi-Fi, Ltd..........................................   963,999  15,708,593
     Jumbo Interactive, Ltd.................................   221,038   1,123,737
#    Jupiter Mines, Ltd.....................................   344,616      76,958
     K&S Corp., Ltd.........................................   274,800     264,810
# *  Karoon Gas Australia, Ltd.............................. 1,703,069   1,288,880
*    Kingsgate Consolidated, Ltd............................ 1,797,365     210,561
#    Kogan.com, Ltd.........................................   252,050     509,244
     Lifestyle Communities, Ltd.............................    80,766     331,448
     Link Administration Holdings, Ltd...................... 2,679,433  14,278,991
#    Lovisa Holdings, Ltd...................................   171,471     935,251
# *  Lynas Corp., Ltd....................................... 4,094,243   6,058,516
     MACA, Ltd..............................................   394,191     336,322
*    Macmahon Holdings, Ltd................................. 4,688,396     781,595
#    Magellan Financial Group, Ltd..........................   417,471   7,912,388

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
AUSTRALIA -- (Continued)
*    Mastermyne Group, Ltd..................................    33,023 $    30,029
     MaxiTRANS Industries, Ltd..............................   872,413     334,050
# *  Mayne Pharma Group, Ltd................................ 6,757,843   5,374,340
     McMillan Shakespeare, Ltd..............................   489,652   5,742,748
     McPherson's, Ltd.......................................   470,863     465,307
     Medical Developments International, Ltd................     5,177      17,745
*    Medusa Mining, Ltd.....................................   155,314      35,744
# *  Mesoblast, Ltd.........................................   809,274   1,148,440
#    Metals X, Ltd.......................................... 2,181,447     721,013
#    Metcash, Ltd........................................... 7,046,948  13,772,950
#    Michael Hill International, Ltd........................ 1,490,263     691,380
#    Michael Hill International, Ltd........................    94,305      44,078
*    Millennium Minerals, Ltd............................... 1,192,555     173,930
*    Mincor Resources NL....................................   766,120     195,941
     Mineral Resources, Ltd................................. 1,216,344  12,342,112
*    MMA Offshore, Ltd...................................... 4,749,942     806,757
#    MNF Group, Ltd.........................................   194,514     568,356
     Moelis Australia, Ltd..................................    19,541      70,043
#    Monadelphous Group, Ltd................................   813,595   8,325,648
     Monash IVF Group, Ltd..................................   821,580     527,519
#    Money3 Corp., Ltd......................................   753,931     872,184
#    Mortgage Choice, Ltd...................................   793,228     679,056
#    Motorcycle Holdings, Ltd...............................    19,615      36,399
     Mount Gibson Iron, Ltd................................. 3,805,673   1,457,832
#    Myer Holdings, Ltd..................................... 1,619,819     522,914
     MYOB Group, Ltd........................................ 2,841,173   6,794,444
#    MyState, Ltd...........................................   494,101   1,610,311
     Navigator Global Investments, Ltd......................   948,747   3,018,329
#    Navitas, Ltd........................................... 1,792,167   6,460,212
#    Neometals, Ltd.........................................   626,513     102,246
# *  NetComm Wireless, Ltd..................................   180,398      85,035
     New Hope Corp., Ltd....................................   470,395   1,103,213
# *  NEXTDC, Ltd............................................   131,506     549,730
     nib holdings, Ltd...................................... 3,342,132  13,155,941
#    Nick Scali, Ltd........................................   322,227   1,182,963
#    Nine Entertainment Co. Holdings, Ltd................... 4,317,723   5,185,472
     Noni B, Ltd............................................     4,694      10,306
     Northern Star Resources, Ltd........................... 3,310,960  20,684,301
*    NRW Holdings, Ltd...................................... 2,092,790   2,748,539
#    Nufarm, Ltd............................................ 1,992,358   8,056,837
#    OFX Group, Ltd......................................... 1,689,584   2,570,110
*    OM Holdings, Ltd.......................................   331,181     318,975
*    OneMarket, Ltd.........................................   112,823      65,551
# *  Onevue Holdings, Ltd...................................   903,222     353,886
     oOh!media, Ltd.........................................   879,451   2,955,221
# *  Orocobre, Ltd..........................................   187,160     444,921
     Orora, Ltd............................................. 8,074,313  19,242,479
     OZ Minerals, Ltd....................................... 2,477,965  15,896,021
     Pacific Current Group, Ltd.............................   186,173     812,179
     Pacific Energy, Ltd....................................    33,400      12,896
     Pacific Smiles Group, Ltd..............................   256,946     254,996
     Pact Group Holdings, Ltd............................... 1,206,154   2,981,648
*    Panoramic Resources, Ltd............................... 2,802,164     826,038
*    Pantoro, Ltd...........................................   523,848      65,350
     Paragon Care, Ltd......................................   834,834     408,034
#    Peet, Ltd..............................................   771,699     605,173
     Pendal Group, Ltd...................................... 1,659,644   9,596,011

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
AUSTRALIA -- (Continued)
# *  Peninsula Energy, Ltd..................................    268,623 $    42,119
#    Perpetual, Ltd.........................................    374,045   9,200,195
# *  Perseus Mining, Ltd....................................  5,976,921   1,531,889
# *  Pilbara Minerals, Ltd..................................    907,535     508,443
     Pioneer Credit, Ltd....................................    173,973     377,435
#    Platinum Asset Management, Ltd.........................  1,800,299   6,268,517
*    PMP, Ltd...............................................  2,421,092     334,521
# *  Praemium, Ltd..........................................  1,355,202     742,585
     Premier Investments, Ltd...............................    778,124   9,071,992
     Primary Health Care, Ltd...............................  3,214,850   6,052,206
*    Prime Media Group, Ltd.................................     62,765      11,542
     Pro Medicus, Ltd.......................................    242,892   1,571,967
     PWR Holdings, Ltd......................................     79,602     212,886
     QMS Media, Ltd.........................................    407,838     268,811
#    Qube Holdings, Ltd.....................................  4,471,985   7,776,509
# *  Quintis, Ltd...........................................  2,130,129     103,843
*    Ramelius Resources, Ltd................................  3,194,151     940,801
#    RCR Tomlinson, Ltd.....................................  1,950,768   1,255,201
     Reckon, Ltd............................................    446,073     228,666
# *  Red River Resources, Ltd...............................    454,268      60,016
     Reece, Ltd.............................................    980,451   7,219,103
#    Regis Healthcare, Ltd..................................  1,432,437   2,435,623
     Regis Resources, Ltd...................................  3,602,454  10,806,393
     Reject Shop, Ltd. (The)................................    107,368     168,257
#    Reliance Worldwide Corp., Ltd..........................  2,223,159   7,920,079
#    Resolute Mining, Ltd...................................  5,979,371   4,420,381
     Rhipe, Ltd.............................................     92,579      78,355
     Ridley Corp., Ltd......................................  1,797,229   1,848,447
*    RPMGlobal Holdings, Ltd................................     52,065      23,266
     Ruralco Holdings, Ltd..................................    207,969     426,362
#    RXP Services, Ltd......................................    364,327     118,993
     Salmat, Ltd............................................    645,788     252,305
     Sandfire Resources NL..................................  1,497,630   7,081,333
*    Saracen Mineral Holdings, Ltd..........................  7,310,283  12,750,641
     Scottish Pacific Group, Ltd............................     38,112     117,068
#    SeaLink Travel Group, Ltd..............................    191,581     574,468
#    Select Harvests, Ltd...................................    605,006   2,217,182
*    Senetas Corp., Ltd.....................................    131,335       9,354
# *  Senex Energy, Ltd...................................... 11,411,198   3,265,541
     Servcorp, Ltd..........................................    343,996     857,317
#    Service Stream, Ltd....................................  2,120,468   2,391,327
     Seven Group Holdings, Ltd..............................    619,423   7,825,398
     Seven West Media, Ltd..................................  4,058,877   2,249,526
     SG Fleet Group, Ltd....................................    376,993     889,595
*    Sheffield Resources, Ltd...............................    128,344      80,277
     Shine Corporate, Ltd...................................     15,573       8,605
#    Shriro Holdings, Ltd...................................    148,697      52,689
#    Sigma Healthcare, Ltd..................................  3,411,098   1,259,847
# *  Silver Lake Resources, Ltd.............................  2,369,915     869,155
     Sims Metal Management, Ltd.............................  1,382,214  11,083,430
     SmartGroup Corp., Ltd..................................    598,299   4,236,842
     Southern Cross Media Group, Ltd........................  3,380,274   2,738,744
     Spark Infrastructure Group............................. 11,690,859  19,060,125
*    Specialty Fashion Group, Ltd...........................     50,549      41,346
#    SpeedCast International, Ltd...........................  2,040,350   5,216,267
     St Barbara, Ltd........................................  4,256,889  12,566,295
     Steadfast Group, Ltd...................................  5,573,447  11,752,512

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
AUSTRALIA -- (Continued)
*    Strike Energy, Ltd.....................................  1,969,468 $    149,783
*    Sundance Energy Australia, Ltd......................... 29,378,950    1,739,523
     Sunland Group, Ltd.....................................  1,211,896    1,326,858
#    Super Retail Group, Ltd................................  1,318,324    6,760,659
# *  Superloop, Ltd.........................................    354,006      436,901
# *  Syrah Resources, Ltd...................................  2,205,354    2,508,394
#    Tassal Group, Ltd......................................  1,445,473    4,233,164
#    Technology One, Ltd....................................  1,900,986    7,345,566
*    Terracom, Ltd..........................................     66,775       25,379
#    Thorn Group, Ltd.......................................    744,756      304,159
*    Tiger Resources, Ltd...................................  9,447,997       25,090
     Tribune Resources, Ltd.................................      3,093       10,565
*    Troy Resources, Ltd....................................    372,547       25,457
#    Villa World, Ltd.......................................    885,139    1,260,993
# *  Village Roadshow, Ltd..................................    997,545    1,606,136
# *  Virgin Australia Holdings, Ltd......................... 11,378,469    1,613,878
     Virtus Health, Ltd.....................................    558,943    1,992,115
     Vita Group, Ltd........................................    256,327      189,173
# *  Vocus Group, Ltd.......................................  2,995,147    7,308,708
*    Watpac, Ltd............................................    760,701      499,298
     Webjet, Ltd............................................    807,424    7,484,692
#    Webster, Ltd...........................................     92,933      105,304
     Western Areas, Ltd.....................................  1,937,453    3,096,928
# *  Westgold Resources, Ltd................................  1,720,915    1,343,751
     WiseTech Global, Ltd...................................      8,123       92,900
     WorleyParsons, Ltd.....................................  1,206,057   12,474,529
     WPP AUNZ, Ltd..........................................  1,664,014      661,552
     Xenith IP Group, Ltd...................................      9,607        8,518
                                                             ---------- ------------
TOTAL AUSTRALIA.............................................             957,976,331
                                                                        ------------
CHINA -- (0.0%)
*    GCL New Energy Holdings, Ltd...........................     96,000        3,199
     Strong Petrochemical Holdings, Ltd.....................  1,034,000       63,645
     Xinghua Port Holdings, Ltd.............................  2,042,750      252,365
     Yeebo International Holdings, Ltd......................  2,204,000      293,112
                                                             ---------- ------------
TOTAL CHINA.................................................                 612,321
                                                                        ------------
HONG KONG -- (26.1%)
     Aeon Credit Service Asia Co., Ltd......................    752,000      628,583
     Aeon Stores Hong Kong Co., Ltd.........................    248,000      129,791
#    Agritrade Resources, Ltd............................... 26,080,000    5,198,191
     Alco Holdings, Ltd.....................................  1,614,000      225,047
     Allan International Holdings...........................     32,000        7,047
     Allied Group, Ltd......................................    661,200    3,564,648
#    Allied Properties HK, Ltd.............................. 12,731,857    2,733,582
     Alltronics Holdings, Ltd...............................  2,500,600      411,627
     APAC Resources, Ltd....................................  2,270,888      325,295
# *  Applied Development Holdings, Ltd...................... 14,125,000    1,046,384
     APT Satellite Holdings, Ltd............................  3,042,500      975,611
     Arts Optical International Hldgs, Ltd..................    730,000      176,816
     Asia Financial Holdings, Ltd...........................  2,404,908    1,294,352
*    Asia Investment Finance Group, Ltd..................... 15,652,000      133,442
     Asia Pacific Silk Road Investment Co., Ltd.............  2,200,000       18,235
     Asia Satellite Telecommunications Holdings, Ltd........    934,500      637,482
     Asia Standard Hotel Group, Ltd......................... 33,751,654    1,483,731
#    Asia Standard International Group, Ltd................. 13,222,917    2,487,798

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
HONG KONG -- (Continued)
     Asiasec Properties, Ltd................................  1,394,000 $  695,493
     Associated International Hotels, Ltd...................    952,000  2,669,776
*    Auto Italia Holdings...................................  1,900,000     17,393
     Automated Systems Holdings, Ltd........................    404,400     46,581
*    BeijingWest Industries International, Ltd..............  1,277,600    130,712
     Best Food Holding Co., Ltd.............................    996,000    141,282
*    Bison Finance Group, Ltd...............................    712,000    110,255
#    BOE Varitronix, Ltd....................................  3,149,293    910,751
*    Bonjour Holdings, Ltd.................................. 14,578,600    419,482
     Bossini International Holdings, Ltd....................  2,119,500     74,337
#    Bright Smart Securities & Commodities Group, Ltd.......  7,004,000  1,327,854
*    Brightoil Petroleum Holdings, Ltd......................  9,991,000  1,911,068
# *  Brockman Mining, Ltd................................... 22,810,814    511,699
*    Burwill Holdings, Ltd.................................. 35,754,960    740,172
     Cafe de Coral Holdings, Ltd............................  3,206,000  6,948,208
# *  Camsing International Holding, Ltd.....................  3,216,000  2,530,372
*    Cash Financial Services Group, Ltd.....................  2,934,000     24,455
*    CCT Land Holdings, Ltd................................. 18,640,000     23,770
*    CEFC Hong Kong Financial Investment Co., Ltd...........    810,000     16,643
     Century City International Holdings, Ltd...............  6,871,460    606,447
#    CGN Mining Co., Ltd....................................  4,855,000    144,036
*    Champion Technology Holdings, Ltd......................  4,793,946    216,989
     Chen Hsong Holdings....................................  1,212,000    354,370
     Cheuk Nang Holdings, Ltd...............................    679,350    412,837
     Chevalier International Holdings, Ltd..................    820,989  1,170,303
*    China Baoli Technologies Holdings, Ltd.................  1,147,500     73,184
*    China Best Group Holding, Ltd..........................  4,250,000    102,972
*    China Chuanglian Education Financial Group, Ltd........  5,416,000     53,167
     China Display Optoelectronics Technology Holdings,
       Ltd..................................................  4,928,000    441,699
*    China Energy Development Holdings, Ltd................. 56,266,000    839,755
     China Flavors & Fragrances Co., Ltd....................  2,121,028    716,242
*    China Fortune Financial Group, Ltd.....................  6,570,000     64,797
#    China Goldjoy Group, Ltd............................... 18,756,000    767,946
# *  China LNG Group, Ltd...................................  7,164,001    988,990
*    China Ludao Technology Co., Ltd........................    580,000     88,308
*    China Medical & HealthCare Group, Ltd.................. 43,506,800  1,115,855
     China Motor Bus Co., Ltd...............................     60,600    739,305
# *  China Shandong Hi-Speed Financial Group, Ltd...........  9,144,000    288,750
# *  China Soft Power Technology Holdings, Ltd.............. 29,128,402    182,761
*    China Solar Energy Holdings, Ltd.......................  1,669,500      7,185
*    China Star Entertainment, Ltd..........................  8,950,000    697,999
# *  China Strategic Holdings, Ltd.......................... 79,596,250    579,812
     China Ting Group Holdings, Ltd.........................  2,565,151    128,457
*    China Tonghai International Financial, Ltd.............  1,300,000    116,599
     Chinese Estates Holdings, Ltd..........................  3,104,500  2,921,853
*    Chinlink International Holdings, Ltd...................    909,800     98,560
     Chinney Investments, Ltd...............................  1,180,000    367,333
     Chong Hing Bank, Ltd...................................    196,000    330,329
     Chow Sang Sang Holdings International, Ltd.............  2,446,000  3,966,748
     CHTC Fong's International Co., Ltd.....................     42,000      5,125
     Chuang's China Investments, Ltd........................  8,571,407    518,760
     Chuang's Consortium International, Ltd.................  7,399,043  1,342,941
     CITIC Telecom International Holdings, Ltd.............. 13,219,125  4,150,960
#    CK Life Sciences Intl Holdings, Inc.................... 23,450,000  1,180,928
*    CMMB Vision Holdings, Ltd..............................  9,204,000    117,675
     CNQC International Holdings, Ltd.......................  4,480,000    966,260

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ----------- ----------
HONG KONG -- (Continued)
     CNT Group, Ltd.........................................   8,303,264 $  367,193
# *  Common Splendor International Health Industry Group,
       Ltd..................................................  15,118,000  1,292,950
*    Continental Holdings, Ltd..............................     450,000      6,365
#    Convenience Retail Asia, Ltd...........................     142,000     59,797
# *  Convoy Global Holdings, Ltd............................  38,622,000    154,154
*    Cosmopolitan International Holdings, Ltd...............   3,280,000    540,628
#    Cowell e Holdings, Inc.................................   5,499,000    631,066
*    CP Lotus Corp..........................................  11,880,000    149,714
*    Crocodile Garments.....................................   2,196,000    176,316
     Cross-Harbour Holdings, Ltd. (The).....................   1,526,645  2,551,665
     CSI Properties, Ltd....................................  47,046,383  1,840,112
*    CST Group, Ltd......................................... 140,296,000    412,590
*    Culturecom Holdings, Ltd...............................      45,000      1,837
     CW Group Holdings, Ltd.................................   1,361,500     40,106
     Dah Sing Banking Group, Ltd............................   4,055,516  7,717,353
     Dah Sing Financial Holdings, Ltd.......................   1,691,344  9,079,052
#    Dickson Concepts International, Ltd....................   1,466,000    636,617
*    Digital Domain Holdings, Ltd...........................  34,370,000    470,033
# *  Dingyi Group Investment, Ltd...........................   1,810,000    115,971
*    DTXS Silk Road Investment Holdings Co., Ltd............      42,000     21,176
     Dynamic Holdings, Ltd..................................      70,000     56,311
     Eagle Nice International Holdings, Ltd.................   2,154,000    865,477
     EcoGreen International Group, Ltd......................   1,994,640    400,008
*    eForce Holdings, Ltd...................................   8,360,000    124,345
*    Elegance Optical International Holdings, Ltd...........     740,000     43,432
     Emperor Capital Group, Ltd.............................  31,527,000  1,491,210
     Emperor Entertainment Hotel, Ltd.......................   5,040,000    907,069
#    Emperor International Holdings, Ltd....................   9,980,753  2,445,131
     Emperor Watch & Jewellery, Ltd.........................  30,690,000  1,214,411
#    Enerchina Holdings, Ltd................................  15,239,400    759,534
*    Energy International Investments Holdings, Ltd.........     680,000     17,531
*    ENM Holdings, Ltd......................................  16,604,000  1,448,652
# *  Esprit Holdings, Ltd...................................  18,057,850  4,111,063
*    Eternity Investment, Ltd...............................     830,000     19,459
     Fairwood Holdings, Ltd.................................     877,100  2,924,020
     Far East Consortium International, Ltd.................  10,737,463  5,054,506
*    Far East Holdings International, Ltd...................   1,911,000    110,160
# *  FIH Mobile, Ltd........................................  28,627,000  2,669,855
     First Pacific Co., Ltd.................................  13,746,000  6,151,429
*    First Shanghai Investments, Ltd........................   7,496,000    431,680
     Fountain SET Holdings, Ltd.............................   6,628,000    872,906
     Four Seas Mercantile Holdings, Ltd.....................     610,000    276,596
*    Freeman FinTech Corp., Ltd............................. 181,300,000    997,480
#    Future Bright Holdings, Ltd............................   3,288,000    331,737
     Genting Hong Kong, Ltd.................................      71,000     10,252
     Get Nice Financial Group, Ltd..........................   2,382,600    259,195
     Get Nice Holdings, Ltd.................................  56,380,000  1,729,379
     Giordano International, Ltd............................  13,596,000  6,041,777
# *  Global Brands Group Holding, Ltd.......................  69,204,000  3,844,482
     Glorious Sun Enterprises, Ltd..........................   4,328,000    459,559
     Gold Peak Industries Holdings, Ltd.....................   3,029,642    296,369
     Golden Resources Development International, Ltd........   3,150,500    180,995
# *  Gold-Finance Holdings, Ltd.............................   9,780,000  2,184,031
# *  Good Resources Holdings, Ltd...........................   9,720,000    239,462
#    Goodbaby International Holdings, Ltd...................   6,270,000  1,945,669
*    GR Properties, Ltd.....................................   2,204,000    209,775

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CONTINUED


                                                               SHARES      VALUE>>
                                                             ----------- -----------
HONG KONG -- (Continued)
     Great Eagle Holdings, Ltd..............................     728,248 $ 3,325,688
*    Greenheart Group, Ltd..................................   1,069,400      99,609
*    Greentech Technology International, Ltd................   6,240,000      58,513
*    G-Resources Group, Ltd................................. 246,174,600   1,575,000
     Guangnan Holdings, Ltd.................................   2,363,600     272,335
#    Guotai Junan International Holdings, Ltd...............  35,910,797   6,529,272
#    Haitong International Securities Group, Ltd............  20,987,400   6,879,214
     Hang Lung Group, Ltd...................................     123,000     302,818
     Hanison Construction Holdings, Ltd.....................   2,405,649     415,169
*    Hao Tian Development Group, Ltd........................  19,412,400     600,645
     Harbour Centre Development, Ltd........................     935,500   1,687,739
     High Fashion International, Ltd........................     250,000      55,140
*    HJ Capital International Holdings Co., Ltd.............   1,900,000      22,830
     HKBN, Ltd..............................................   6,627,000   9,948,969
*    HKBridge Financial Holdings, Ltd.......................     103,000      12,832
     HKR International, Ltd.................................   7,166,969   3,417,816
     Hoifu Energy Group, Ltd................................   2,088,000     266,260
     Hon Kwok Land Investment Co., Ltd......................     388,800     184,729
     Hong Kong Aircraft Engineering Co., Ltd................     157,200   1,434,242
     Hong Kong Ferry Holdings Co., Ltd......................     866,300     875,556
*    Hong Kong Finance Investment Holding Group, Ltd........   4,572,000     584,338
#    Hong Kong International Construction Investment
       Management Group Co., Ltd............................   2,892,000     815,015
     Hong Kong Shanghai Alliance Holdings, Ltd..............   1,248,002     106,018
# *  Hong Kong Television Network, Ltd......................   4,782,751   1,315,550
#    Hongkong & Shanghai Hotels, Ltd. (The).................   3,622,845   4,999,387
     Hongkong Chinese, Ltd..................................   5,038,000     577,726
#    Honma Golf, Ltd........................................   1,028,500     821,296
     Hop Hing Group Holdings, Ltd...........................  13,596,000     260,595
     Hopewell Holdings, Ltd.................................   3,604,500  11,137,195
# *  Hsin Chong Group Holdings, Ltd.........................  10,323,403      86,358
#    Huarong International Financial Holdings, Ltd..........     732,000      65,060
# *  Huarong Investment Stock Corp., Ltd....................   1,050,000      34,117
*    Huisheng International Holdings, Ltd...................   1,128,000      22,951
     Hung Hing Printing Group, Ltd..........................   3,040,000     446,171
#    Hutchison Telecommunications Hong Kong Holdings, Ltd...  14,462,000   5,338,517
*    I-CABLE Communications, Ltd............................   3,210,000      54,955
     IGG, Inc...............................................  12,806,000  13,575,737
*    Imagi International Holdings, Ltd......................   2,590,300     551,706
     International Housewares Retail Co., Ltd...............   1,459,000     307,676
     IPE Group, Ltd.........................................   3,345,000     452,098
# *  IRC, Ltd...............................................  29,662,266     304,326
     IT, Ltd................................................   5,092,532   2,336,455
#    ITC Properties Group, Ltd..............................   6,221,372   1,780,630
     Jacobson Pharma Corp., Ltd.............................   1,992,000     410,966
     Johnson Electric Holdings, Ltd.........................   2,731,250   6,126,294
     Kader Holdings Co., Ltd................................     788,000      97,766
     Kam Hing International Holdings, Ltd...................   1,830,000     165,667
     Karrie International Holdings, Ltd.....................   2,278,000     276,209
#    Keck Seng Investments..................................     912,600     716,970
     Kerry Logistics Network, Ltd...........................   3,255,000   5,162,118
     Kin Yat Holdings, Ltd..................................     242,000      40,195
     Kingmaker Footwear Holdings, Ltd.......................   2,248,955     481,201
     Kingston Financial Group, Ltd..........................      10,000       2,317
*    KK Culture Holdings, Ltd...............................     120,000      25,107
     Kowloon Development Co., Ltd...........................   2,982,000   3,071,791

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
HONG KONG -- (Continued)
*    Kwan On Holdings, Ltd..................................  2,340,000 $   173,337
     Kwoon Chung Bus Holdings, Ltd..........................     44,000      24,134
     Lai Sun Development Co., Ltd...........................  2,025,910   2,938,848
     Lai Sun Garment International, Ltd.....................    673,055     860,663
     Lam Soon Hong Kong, Ltd................................    302,310     493,569
*    Landing International Development, Ltd.................  2,796,400     583,188
     Landsea Green Group Co., Ltd...........................  2,788,000     299,256
     Langham Hospitality Investments and Langham
       Hospitality Investments, Ltd.........................  1,152,000     409,835
# *  LEAP Holdings Group, Ltd...............................  5,160,000     369,656
     Lifestyle International Holdings, Ltd..................  2,741,000   4,739,826
     Lippo China Resources, Ltd............................. 20,922,000     439,357
     Lippo, Ltd.............................................  1,161,700     396,626
     Liu Chong Hing Investment, Ltd.........................  1,387,200   2,031,400
     L'Occitane International SA............................  2,025,250   3,793,051
*    LT Commercial Real Estate, Ltd.........................     40,000      27,505
     Luk Fook Holdings International, Ltd...................  3,976,000  13,119,437
     Luks Group Vietnam Holdings Co., Ltd...................    514,913     137,364
     Lung Kee Bermuda Holdings..............................  1,577,875     676,994
#    Macau Legend Development, Ltd.......................... 18,092,000   3,164,221
     Magnificent Hotel Investment, Ltd...................... 13,170,000     303,372
*    Magnus Concordia Group, Ltd............................  8,740,000     229,361
*    Man Sang International, Ltd............................    132,000       8,304
#    Man Wah Holdings, Ltd.................................. 17,870,800   8,246,406
*    Mason Group Holdings, Ltd.............................. 86,653,399   1,570,357
*    Master Glory Group, Ltd................................    394,860         906
*    Master Glory Group, Ltd................................ 41,360,592      94,937
     Matrix Holdings, Ltd...................................  1,067,414     336,509
*    Maxnerva Technology Services, Ltd......................    982,000      94,922
*    Mei Ah Entertainment Group, Ltd........................  1,080,000      31,972
     Meilleure Health International Industry Group, Ltd.....  2,118,000     111,352
     Melbourne Enterprises, Ltd.............................     39,500     948,384
     Microport Scientific Corp..............................  3,759,000   4,487,670
     Midland Holdings, Ltd..................................  5,254,000     885,171
*    Midland IC&I, Ltd......................................  2,223,375      57,492
     Ming Fai International Holdings, Ltd...................  2,148,000     272,468
#    Miramar Hotel & Investment.............................  1,081,000   1,872,499
     Modern Dental Group, Ltd...............................  2,336,000     388,946
# *  Mongolian Mining Corp.................................. 19,677,500     410,407
     Morris Holdings, Ltd...................................  1,392,000     175,591
     NagaCorp., Ltd.........................................  9,236,000   8,467,775
     Nameson Holdings, Ltd..................................  7,966,000     724,829
#    Nanfang Communication Holdings, Ltd....................    584,000     381,622
     Nanyang Holdings, Ltd..................................    133,500     899,543
     National Electronics Hldgs.............................  2,668,600     374,892
*    National United Resources Holdings, Ltd................ 18,280,000      62,006
*    Neo-Neon Holdings, Ltd.................................  2,625,500     214,793
*    New Century Group Hong Kong, Ltd....................... 13,351,464     219,126
*    NEW Concepts Holdings, Ltd.............................  1,012,000     337,787
*    New Sports Group, Ltd..................................  2,566,000     106,902
*    New Times Energy Corp., Ltd............................ 10,056,600     171,788
# *  NewOcean Energy Holdings, Ltd.......................... 10,212,000   3,706,327
*    Newtree Group Holdings, Ltd............................  9,900,000     670,086
*    Nimble Holdings Co., Ltd...............................  1,002,000      86,338
*    OCI International Holdings, Ltd........................     56,000      10,752
     On Time Logistics Holdings, Ltd........................    104,000      29,840
#    OP Financial, Ltd......................................  8,200,000   2,647,510

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
HONG KONG -- (Continued)
     Orange Sky Golden Harvest Entertainment Holdings,
       Ltd.................................................. 10,874,706 $  501,051
     Oriental Watch Holdings................................  3,224,800    713,307
*    Pacific Andes International Holdings, Ltd.............. 19,435,067     67,907
     Pacific Basin Shipping, Ltd............................ 35,211,000  7,715,133
     Pacific Textiles Holdings, Ltd.........................  8,287,000  8,368,516
     Pak Fah Yeow International, Ltd........................      5,000      1,959
     Paliburg Holdings, Ltd.................................  3,180,830  1,163,102
# *  Paradise Entertainment, Ltd............................  3,652,000    386,133
     PC Partner Group, Ltd..................................  2,508,000    924,884
     Pegasus International Holdings, Ltd....................    172,000     21,713
     Perfect Shape Medical, Ltd.............................  4,076,000  1,008,359
#    Pico Far East Holdings, Ltd............................  5,886,000  1,991,617
*    Pine Technology Holdings, Ltd..........................    326,000     25,821
     Playmates Holdings, Ltd................................  7,082,000    922,189
     Playmates Toys, Ltd....................................  6,328,000    516,526
     Plover Bay Technologies, Ltd...........................  2,192,000    313,915
#    Pokfulam Development Co................................    234,000    509,603
     Polytec Asset Holdings, Ltd............................ 12,998,526  1,093,343
*    PT International Development Co., Ltd..................  4,365,150    276,603
     Public Financial Holdings, Ltd.........................  3,166,000  1,279,321
*    PuraPharm Corp., Ltd...................................     41,000      7,830
*    PYI Corp., Ltd......................................... 30,759,973    454,797
     Qianhai Health Holdings, Ltd...........................    107,749      4,141
*    Quali-Smart Holdings, Ltd..............................    152,000     11,861
*    Rare Earth Magnesium Technology Group Holdings, Ltd....  6,850,000    271,627
# *  Realord Group Holdings, Ltd............................  3,664,000  2,126,693
     Regal Hotels International Holdings, Ltd...............  2,937,800  1,582,881
*    Regent Pacific Group, Ltd.............................. 10,120,000    303,894
#    Regina Miracle International Holdings, Ltd.............  2,165,000  1,089,712
#    Sa Sa International Holdings, Ltd...................... 15,869,522  6,114,362
     Safety Godown Co., Ltd.................................    400,000    674,117
     SAS Dragon Holdings, Ltd...............................  2,182,000    666,730
#    SEA Holdings, Ltd......................................  1,669,523  1,903,687
#    Shenwan Hongyuan HK, Ltd...............................  4,291,250    870,605
     Shun Ho Property Investments, Ltd......................  1,254,757    420,520
     Shun Tak Holdings, Ltd................................. 14,673,419  4,695,397
# *  Shunten International Holdings, Ltd.................... 12,852,000    351,108
*    Silver Base Group Holdings, Ltd........................  6,728,515    430,321
*    Sincere Watch Hong Kong, Ltd...........................  4,450,000     52,488
     Sing Tao News Corp., Ltd...............................  1,974,000    211,247
     Singamas Container Holdings, Ltd....................... 12,870,000  2,069,429
     SIS International Holdings.............................     34,000     19,706
     SITC International Holdings Co., Ltd...................  4,210,000  3,093,182
#    Sitoy Group Holdings, Ltd..............................  2,487,000    825,828
*    Sky Light Holdings, Ltd................................    454,000     29,766
     SmarTone Telecommunications Holdings, Ltd..............  4,228,481  5,877,725
*    SOCAM Development, Ltd.................................  1,514,170    367,458
# *  Solartech International Holdings, Ltd.................. 19,120,000  1,908,694
*    Solomon Systech International, Ltd..................... 11,998,000    364,645
     Soundwill Holdings, Ltd................................    645,500    845,036
*    South China Financial Holdings, Ltd.................... 21,850,000     33,661
*    South China Holdings Co., Ltd.......................... 17,774,502    492,016
*    South Shore Holdings, Ltd..............................    156,750      7,326
     Stella International Holdings, Ltd.....................  2,204,000  2,204,772
     Stelux Holdings International, Ltd.....................  1,501,400     46,436

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
HONG KONG -- (Continued)
*    Success Universe Group, Ltd............................  6,716,000 $   240,286
# *  Summit Ascent Holdings, Ltd............................  8,864,000   1,085,680
     Sun Hing Vision Group Holdings, Ltd....................    358,000     116,889
     Sun Hung Kai & Co., Ltd................................  5,357,429   2,416,122
#    SUNeVision Holdings, Ltd...............................  1,066,000     575,632
*    Synergy Group Holdings International, Ltd..............    652,000     103,253
     TAI Cheung Holdings, Ltd...............................  2,176,000   2,029,058
     Tai Sang Land Development, Ltd.........................    781,910     483,871
#    Tai United Holdings, Ltd...............................    670,000      23,990
*    Talent Property Group, Ltd............................. 14,355,000      82,528
#    Tan Chong International, Ltd...........................  1,176,000     374,881
#    Tao Heung Holdings, Ltd................................  1,468,000     247,456
     Television Broadcasts, Ltd.............................  2,821,900   5,958,453
*    Termbray Industries International Holdings, Ltd........  2,252,900     113,052
     Tern Properties Co., Ltd...............................     51,200      27,576
#    Texwinca Holdings, Ltd.................................  7,124,000   2,426,464
*    TFG International Group, Ltd...........................  1,376,000      42,857
*    Theme International Holdings, Ltd......................  3,620,000      63,648
#    Tian Teck Land, Ltd....................................  1,024,000   1,110,927
     TK Group Holdings, Ltd.................................  1,120,000     597,739
*    TOM Group, Ltd.........................................  1,094,000     268,732
# *  Town Health International Medical Group, Ltd...........  6,692,000     588,818
     Tradelink Electronic Commerce, Ltd.....................  5,738,000     834,969
     Transport International Holdings, Ltd..................  1,455,464   3,619,467
*    Trinity, Ltd...........................................  8,046,000     324,158
*    TSC Group Holdings, Ltd................................  3,163,000     193,593
     Tsui Wah Holdings, Ltd.................................  4,630,000     436,542
     Union Medical Healthcare, Ltd..........................  1,850,097     935,260
#    United Laboratories International Holdings, Ltd.
       (The)................................................  7,572,000   5,262,305
*    Universal Technologies Holdings, Ltd...................  7,410,000     212,371
*    Universe Entertainment and Culture Group Co., Ltd......    405,000      26,352
*    Up Energy Development Group, Ltd.......................  3,929,000      12,125
     Upbest Group, Ltd......................................     72,000       9,579
*    Value Convergence Holdings, Ltd........................  8,372,000     600,643
     Value Partners Group, Ltd..............................  8,027,000   5,986,706
     Vanke Property Overseas, Ltd...........................     49,000      29,484
     Vantage International Holdings, Ltd....................  3,160,000     234,267
     Vedan International Holdings, Ltd......................  3,576,000     351,056
     Victory City International Holdings, Ltd............... 37,535,660     551,522
     Vitasoy International Holdings, Ltd....................  5,049,000  16,095,738
#    VPower Group International Holdings, Ltd...............  1,330,000     523,379
#    VSTECS Holdings, Ltd...................................  7,347,600   3,487,759
     VTech Holdings, Ltd....................................  1,282,800  15,070,877
     Wai Kee Holdings, Ltd..................................  7,558,738   3,546,230
*    Wan Kei Group Holdings, Ltd............................    730,000      58,542
     Wang On Group, Ltd..................................... 38,320,000     357,592
# *  We Solutions, Ltd......................................  8,956,000     607,016
     Win Hanverky Holdings, Ltd.............................  3,074,000     259,046
*    Winfull Group Holdings, Ltd............................  9,512,000     136,427
     Wing On Co. International, Ltd.........................    759,000   2,518,175
     Wing Tai Properties, Ltd...............................  2,165,331   1,439,692
*    Wonderful Sky Financial Group Holdings, Ltd............  1,386,000     216,537
     Wong's International Holdings, Ltd.....................    432,641     141,181
     Wong's Kong King International.........................     32,000       4,252
     Yangtzekiang Garment, Ltd..............................    500,500     180,764
# *  Yat Sing Holdings, Ltd.................................  1,385,000      33,519
     Yau Lee Holdings, Ltd..................................    388,000      68,069

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
HONG KONG -- (Continued)
     YGM Trading, Ltd.......................................    447,000 $    393,841
     YT Realty Group, Ltd...................................    749,000      230,099
     YTO Express Holdings, Ltd..............................     40,000       11,528
#    Yugang International, Ltd.............................. 91,398,000    2,756,515
# *  Yunfeng Financial Group, Ltd...........................    360,000      177,064
*    ZH International Holdings, Ltd.........................    280,000        8,586
                                                             ---------- ------------
TOTAL HONG KONG.............................................             474,967,346
                                                                        ------------
NEW ZEALAND -- (5.6%)
     Abano Healthcare Group, Ltd............................     49,184      235,927
     Air New Zealand, Ltd...................................    548,222    1,002,342
#    Arvida Group, Ltd......................................    532,456      451,656
     Briscoe Group, Ltd.....................................      2,235        4,875
     CBL Corp., Ltd.........................................     52,334       40,598
#    Chorus, Ltd............................................  2,823,444    8,760,943
     Colonial Motor Co., Ltd. (The).........................    144,588      750,500
     Comvita, Ltd...........................................     22,618       84,261
     EBOS Group, Ltd........................................    449,499    6,126,853
     Evolve Education Group, Ltd............................     36,611       10,305
     Freightways, Ltd.......................................    964,970    4,649,587
     Genesis Energy, Ltd....................................  2,127,349    3,249,846
     Gentrack Group, Ltd....................................     79,007      347,947
     Hallenstein Glasson Holdings, Ltd......................    296,323    1,140,774
     Heartland Group Holdings, Ltd..........................  1,432,961    1,363,964
     Infratil, Ltd..........................................  3,881,965    8,678,171
#    Investore Property, Ltd................................    174,811      173,387
     Kathmandu Holdings, Ltd................................    835,391    1,465,572
     Mainfreight, Ltd.......................................    511,030    9,485,688
     Methven, Ltd...........................................     96,877       74,595
     Metlifecare, Ltd.......................................    890,368    3,392,384
#    Metro Performance Glass, Ltd...........................     76,447       42,037
#    Millennium & Copthorne Hotels New Zealand, Ltd.........    395,725      805,660
     NEW Zealand King Salmon Investments, Ltd...............     13,526       23,518
     New Zealand Refining Co., Ltd. (The)...................    718,881    1,105,710
     NZME, Ltd..............................................     16,366        6,960
     NZME, Ltd..............................................    945,851      402,789
#    NZX, Ltd...............................................  1,071,454      736,208
     Oceania Healthcare, Ltd................................    285,106      214,447
*    Pacific Edge, Ltd......................................    442,720      115,839
     PGG Wrightson, Ltd.....................................  1,130,027      428,317
     Port of Tauranga, Ltd..................................    951,169    3,158,551
*    Pushpay Holdings, Ltd..................................    517,601    1,206,122
#    Restaurant Brands New Zealand, Ltd.....................    834,838    4,679,732
*    Rubicon, Ltd...........................................  1,442,620      235,929
     Sanford, Ltd...........................................    388,865    1,892,324
     Scales Corp., Ltd......................................    297,306      897,772
     Scott Technology, Ltd..................................     45,734       91,385
*    Serko, Ltd.............................................     24,873       52,472
#    Skellerup Holdings, Ltd................................    739,935      986,360
     SKY Network Television, Ltd............................    230,695      338,277
     SKYCITY Entertainment Group, Ltd.......................  4,690,050   11,745,722
#    Steel & Tube Holdings, Ltd.............................    406,585      340,311
     Summerset Group Holdings, Ltd..........................  1,232,905    5,374,182
*    Synlait Milk, Ltd......................................    284,409    1,618,772
     Tilt Renewables, Ltd...................................     87,581      131,145
     Tourism Holdings, Ltd..................................    522,907    1,709,078

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
NEW ZEALAND -- (Continued)
*    TOWER, Ltd.............................................  2,065,565 $    999,142
#    Trade Me Group, Ltd....................................  2,203,470    6,985,466
     Trustpower, Ltd........................................    227,918      909,790
     Turners Automotive Group, Ltd..........................     25,820       47,271
#    Vector, Ltd............................................  1,182,248    2,628,573
     Vista Group International, Ltd.........................    142,186      348,461
#    Warehouse Group, Ltd. (The)............................    303,126      416,239
     Z Energy, Ltd..........................................     51,678      206,107
                                                             ---------- ------------
TOTAL NEW ZEALAND...........................................             102,370,843
                                                                        ------------
SINGAPORE -- (10.1%)
*    Abterra, Ltd...........................................    230,320        4,864
     Accordia Golf Trust....................................  4,016,300    1,435,386
#    AEM Holdings, Ltd......................................  2,072,100    1,202,174
#    Amara Holdings, Ltd....................................    974,800      302,691
#    Ascendas India Trust...................................  3,404,900    2,652,049
*    ASL Marine Holdings, Ltd...............................    148,950        8,256
     Avarga, Ltd............................................  3,076,900      437,417
*    Baker Technology, Ltd..................................    289,580       99,282
     Banyan Tree Holdings, Ltd..............................  1,145,200      413,770
#    Best World International, Ltd..........................  3,657,250    4,769,961
#    Bonvests Holdings, Ltd.................................    950,000      892,475
     Boustead Projects, Ltd.................................    497,612      292,851
     Boustead Singapore, Ltd................................  1,898,536    1,071,237
#    BreadTalk Group, Ltd...................................  2,058,300    1,280,192
#    Bukit Sembawang Estates, Ltd...........................  1,192,003    4,602,631
     Bund Center Investment, Ltd............................    659,825      296,023
#    Centurion Corp., Ltd...................................  1,342,000      407,362
#    China Aviation Oil Singapore Corp., Ltd................  2,654,599    2,645,484
#    China Sunsine Chemical Holdings, Ltd...................  1,857,700    1,383,237
#    Chip Eng Seng Corp., Ltd...............................  3,729,600    1,807,489
     Chuan Hup Holdings, Ltd................................  3,800,000      809,600
#    CITIC Envirotech, Ltd..................................  1,618,100      468,361
*    Cityneon Holdings, Ltd.................................    666,000      621,644
     Civmec, Ltd............................................    162,700       58,572
# *  COSCO Shipping International Singapore Co., Ltd........  8,120,500    2,085,687
# *  Creative Technology, Ltd...............................    483,450    2,151,887
#    CSE Global, Ltd........................................  4,077,500    1,326,834
*    Del Monte Pacific, Ltd.................................  2,449,764      309,839
     Delfi, Ltd.............................................    788,500      727,559
     Delong Holdings, Ltd...................................    148,300      704,098
     Duty Free International, Ltd...........................    720,700      101,558
*    Dyna-Mac Holdings, Ltd.................................  2,007,300      159,326
     Elec & Eltek International Co., Ltd....................    163,500      210,008
     EnGro Corp., Ltd.......................................    238,500      147,993
# *  Ezion Holdings, Ltd.................................... 37,496,778    1,518,685
# *  Ezra Holdings, Ltd..................................... 12,922,168       98,123
     Far East Orchard, Ltd..................................  1,168,203    1,063,887
#    First Resources, Ltd...................................  5,034,100    5,740,622
     First Sponsor Group, Ltd...............................    484,728      444,707
     Food Empire Holdings, Ltd..............................  1,418,200      563,638
# *  Fragrance Group, Ltd...................................  6,077,000      624,187
     Fraser and Neave, Ltd..................................      8,000       10,114
#    Frencken Group, Ltd....................................  1,066,300      320,493
#    Fu Yu Corp., Ltd.......................................  2,542,400      312,423
*    Gallant Venture, Ltd...................................  4,992,500      477,325

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
SINGAPORE -- (Continued)
#    Geo Energy Resources, Ltd..............................  4,030,900 $  671,283
     GK Goh Holdings, Ltd...................................  1,484,065  1,009,300
     GL, Ltd................................................  3,431,500  1,811,732
#    Golden Agri-Resources, Ltd............................. 29,422,000  5,424,532
#    Golden Energy & Resources, Ltd.........................    603,700     98,206
     GP Industries, Ltd.....................................  2,567,609  1,250,146
#    GuocoLand, Ltd.........................................  1,624,414  1,959,403
#    Halcyon Agri Corp., Ltd................................  1,718,048    594,931
#    Hanwell Holdings, Ltd..................................  1,888,219    292,833
#    Haw Par Corp., Ltd.....................................    221,400  2,055,236
#    Health Management International, Ltd...................  1,746,730    681,694
#    Hiap Hoe, Ltd..........................................    498,000    303,323
# *  Hi-P International, Ltd................................  1,451,800    799,223
     Ho Bee Land, Ltd.......................................  1,623,600  2,851,043
#    Hong Fok Corp., Ltd....................................  3,531,394  1,695,319
*    Hong Leong Asia, Ltd...................................  1,830,000    760,775
     Hong Leong Finance, Ltd................................    584,100  1,067,197
     Hotel Grand Central, Ltd...............................  1,626,983  1,560,204
     Hour Glass, Ltd. (The).................................  1,814,832    831,281
     Hutchison Port Holdings Trust.......................... 13,641,000  3,355,550
     Hwa Hong Corp., Ltd....................................  2,123,500    460,454
# *  Hyflux, Ltd............................................  3,707,700     37,078
     iFAST Corp., Ltd.......................................    886,000    755,503
#    Indofood Agri Resources, Ltd...........................  3,498,500    505,826
     Isetan Singapore, Ltd..................................    119,000    307,562
#    Japfa, Ltd.............................................  3,954,200  1,900,288
#    k1 Ventures, Ltd.......................................  1,005,220     71,120
#    Keppel Infrastructure Trust............................ 12,259,032  4,074,195
     Keppel Telecommunications & Transportation, Ltd........  1,369,300  1,827,616
     Koh Brothers Group, Ltd................................  1,432,000    254,721
#    KSH Holdings, Ltd......................................  1,278,300    489,274
#    Lian Beng Group, Ltd...................................  2,611,200    877,651
     Low Keng Huat Singapore, Ltd...........................    912,900    362,551
     Lum Chang Holdings, Ltd................................  1,094,030    272,620
#    M1, Ltd................................................  3,171,100  4,830,196
#    Mandarin Oriental International, Ltd...................  1,308,800  2,474,463
*    Marco Polo Marine, Ltd.................................  3,322,500     52,876
#    Memtech International, Ltd.............................    214,100    106,918
     Metro Holdings, Ltd....................................  2,860,392  2,212,878
     Mewah International, Inc...............................     89,000     17,429
     Micro-Mechanics Holdings, Ltd..........................        300        390
# *  Midas Holdings, Ltd....................................  9,643,353    501,261
# *  mm2 Asia, Ltd..........................................  2,558,800    674,650
# *  Nam Cheong, Ltd........................................  6,557,040     52,072
     Nera Telecommunications, Ltd...........................  1,143,400    235,424
     New Toyo International Holdings, Ltd...................  1,510,700    251,264
#    NSL, Ltd...............................................    409,900    343,868
#    OUE, Ltd...............................................  2,153,700  2,179,930
#    Oxley Holdings, Ltd....................................  6,958,356  1,513,090
# *  Pacc Offshore Services Holdings, Ltd...................  1,132,900    184,944
     Pan-United Corp., Ltd..................................  2,435,750    492,309
#    Penguin International, Ltd.............................    446,032     99,695
     Perennial Real Estate Holdings, Ltd....................    167,100     83,902
#    Q&M Dental Group Singapore, Ltd........................  2,269,300    852,843
     QAF, Ltd...............................................  1,526,980    810,252
# *  Raffles Education Corp., Ltd...........................  5,429,723    588,785
#    Raffles Medical Group, Ltd.............................  6,967,256  5,291,091

SCHEDULE OF INVESTMENTS
CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
SINGAPORE -- (Continued)
       RHT Health Trust.......................................  3,131,500 $    1,672,802
       Riverstone Holdings, Ltd...............................  1,274,700      1,096,890
#      Roxy-Pacific Holdings, Ltd.............................    505,740        139,035
       SBS Transit, Ltd.......................................    926,200      1,732,466
       Sembcorp Marine, Ltd...................................  2,487,400      2,865,210
       Sheng Siong Group, Ltd.................................  5,336,200      4,162,529
       SHS Holdings, Ltd......................................  2,304,100        345,415
       SIA Engineering Co., Ltd...............................  1,101,700      2,250,572
#      SIIC Environment Holdings, Ltd.........................  4,929,320        960,117
#      Sinarmas Land, Ltd.....................................  6,897,100      1,274,854
#      Sing Holdings, Ltd.....................................  1,623,100        459,020
       Sing Investments & Finance, Ltd........................    324,075        343,935
       Singapore Post, Ltd.................................... 11,582,300      8,719,649
       Singapore Press Holdings, Ltd..........................  4,464,400      8,555,816
       Singapore Reinsurance Corp., Ltd.......................  1,514,530        334,066
       Singapore Shipping Corp., Ltd..........................  1,640,700        334,124
       Singapura Finance, Ltd.................................    286,624        186,444
# *    Sino Grandness Food Industry Group, Ltd................  4,412,635        608,550
#      Stamford Land Corp., Ltd...............................  3,297,700      1,168,550
       StarHub, Ltd...........................................  5,848,900      7,947,710
       Straco Corp., Ltd......................................    130,000         67,095
#      Sunningdale Tech, Ltd..................................  1,117,560      1,117,575
*      SunVic Chemical Holdings, Ltd..........................    526,945          9,478
# *    Swiber Holdings, Ltd...................................  2,895,250         42,640
# *    Thomson Medical Group, Ltd.............................  4,294,500        242,280
       Tuan Sing Holdings, Ltd................................  4,945,366      1,234,294
#      UMS Holdings, Ltd......................................  4,783,675      2,338,422
       United Engineers, Ltd..................................  3,318,328      6,304,881
       United Industrial Corp., Ltd...........................    132,369        267,756
#      United Overseas Insurance, Ltd.........................    181,850        857,395
       UOB-Kay Hian Holdings, Ltd.............................  2,086,021      1,851,579
#      Valuetronics Holdings, Ltd.............................  3,288,550      1,500,081
       Vibrant Group, Ltd.....................................  2,058,620        248,093
       Vicom, Ltd.............................................    119,500        515,877
       Wee Hur Holdings, Ltd..................................  2,769,000        440,079
       Wheelock Properties Singapore, Ltd.....................  2,220,800      3,366,913
       Wing Tai Holdings, Ltd.................................  3,932,167      5,480,416
       Yeo Hiap Seng, Ltd.....................................    223,731        159,157
*      Yongnam Holdings, Ltd..................................  2,917,700        388,250
       Zhongmin Baihui Retail Group, Ltd......................     26,900         11,021
                                                               ---------- --------------
TOTAL SINGAPORE...............................................               183,783,237
                                                                          --------------
TOTAL COMMON STOCKS...........................................             1,719,710,078
                                                                          --------------
RIGHTS/WARRANTS -- (0.0%)
SINGAPORE -- (0.0%)
*      Ezion Holdings, Ltd. Warrants 04/16/23.................  5,659,201              0
                                                               ---------- --------------
TOTAL INVESTMENT SECURITIES...................................             1,719,710,078
                                                                          --------------

                                                                             VALUE+
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@ (S)  DFA Short Term Investment Fund.........................  8,839,135    102,268,796
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%).................................
  (Cost $1,916,994,035).......................................            $1,821,978,874
                                                                          ==============

SCHEDULE OF INVESTMENTS
CONTINUED


CP    Certificate Participation.
SA    Special Assessment.

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*     Non-Income Producing Securities.
#     Total or Partial Securities on Loan.
+     See Note B to Financial Statements.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ------------------------------------------------
                                          LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                         ---------- -------------- ------- --------------
Common Stocks
   Australia............................         -- $  957,976,331   --    $  957,976,331
   China................................         --        612,321   --           612,321
   Hong Kong............................ $  536,014    474,431,332   --       474,967,346
   New Zealand..........................  1,363,964    101,006,879   --       102,370,843
   Singapore............................    370,655    183,412,582   --       183,783,237
Securities Lending Collateral...........         --    102,268,796   --       102,268,796
                                         ---------- --------------   --    --------------
TOTAL................................... $2,270,633 $1,819,708,241   --    $1,821,978,874
                                         ========== ==============   ==    ==============

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES     VALUE>>
                                                            --------- ------------
COMMON STOCKS -- (98.8%)
COMMUNICATION SERVICES -- (6.5%)
    4imprint Group P.L.C...................................   114,016 $  2,633,417
    Ascential P.L.C........................................    65,717      316,142
    Auto Trader Group P.L.C................................ 6,021,823   31,466,198
    Bloomsbury Publishing P.L.C............................   140,804      346,282
    Centaur Media P.L.C....................................   537,905      248,642
    Cineworld Group P.L.C.................................. 6,322,429   23,767,460
    Daily Mail & General Trust P.L.C., Class A............. 1,699,883   15,176,710
    Entertainment One, Ltd................................. 2,170,765   11,347,059
    Euromoney Institutional Investor P.L.C.................   274,731    4,452,028
*   Future P.L.C...........................................    65,382      362,964
    Gamma Communications P.L.C.............................     2,396       24,450
    Huntsworth P.L.C.......................................   983,509    1,401,113
    Informa P.L.C.......................................... 1,270,811   11,596,883
    Inmarsat P.L.C......................................... 2,400,987   13,962,773
    ITE Group P.L.C........................................ 4,213,323    3,061,311
    KCOM Group P.L.C....................................... 3,365,144    3,963,528
    Kin and Carta P.L.C....................................   910,137    1,107,536
    Reach P.L.C............................................ 1,819,272    1,570,962
    Rightmove P.L.C........................................ 1,829,639   10,561,726
    STV Group P.L.C........................................     4,868       23,465
#   TalkTalk Telecom Group P.L.C........................... 2,959,898    4,526,493
    Tarsus Group P.L.C.....................................   244,568      873,365
                                                            --------- ------------
TOTAL COMMUNICATION SERVICES...............................            142,790,507
                                                                      ------------
CONSUMER DISCRETIONARY -- (20.6%)
    888 Holdings P.L.C..................................... 1,602,285    3,789,804
    AA P.L.C............................................... 3,294,472    4,210,608
*   ASOS P.L.C.............................................    13,101      912,688
    B&M European Value Retail SA........................... 5,329,350   28,358,811
#   BCA Marketplace P.L.C..................................   414,501    1,065,698
    Bellway P.L.C..........................................   839,178   30,779,041
    Berkeley Group Holdings P.L.C. (The)...................    19,260      860,792
    Bovis Homes Group P.L.C................................ 1,135,408   14,033,598
#   Card Factory P.L.C..................................... 1,355,095    3,191,108
*   Carpetright P.L.C......................................   406,341       97,994
    Connect Group P.L.C.................................... 1,312,384      571,469
    Countryside Properties P.L.C........................... 1,939,214    7,412,331
    Crest Nicholson Holdings P.L.C.........................   573,053    2,493,010
#   Debenhams P.L.C........................................ 6,862,458      782,181
    DFS Furniture P.L.C....................................   939,264    2,497,729
    Dignity P.L.C..........................................   314,122    4,000,086
    Dixons Carphone P.L.C.................................. 5,191,340   11,223,805
    Domino's Pizza Group P.L.C............................. 2,811,160   10,170,219
    Dunelm Group P.L.C.....................................   529,023    4,031,468
*   EI Group P.L.C......................................... 3,470,285    7,370,564
*   Findel P.L.C...........................................   246,067      787,295
    Fuller Smith & Turner P.L.C., Class A..................   140,561    1,719,667
*   GAME Digital P.L.C.....................................    15,397        5,349
    Games Workshop Group P.L.C.............................   201,170    7,901,916
    Gocompare.Com Group P.L.C.............................. 1,864,523    1,978,465
    Greene King P.L.C...................................... 2,728,082   16,789,690
    Greggs P.L.C...........................................   628,498    9,320,182
    GVC CVR................................................ 6,643,757      919,689

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
     GVC Holdings P.L.C.....................................   829,711 $  9,938,581
     Gym Group P.L.C. (The).................................   622,311    2,351,426
     Halfords Group P.L.C................................... 1,296,084    5,094,424
     Headlam Group P.L.C....................................   473,413    2,724,968
     Henry Boot P.L.C.......................................   468,029    1,581,052
#    Hollywood Bowl Group P.L.C.............................   155,536      401,448
     Hostelworld Group P.L.C................................   188,310      471,451
     Inchcape P.L.C......................................... 2,896,356   20,004,211
     J D Wetherspoon P.L.C..................................   509,541    8,043,250
     JD Sports Fashion P.L.C................................ 2,556,369   13,323,239
     John Menzies P.L.C.....................................   482,924    3,211,989
*    JPJ Group P.L.C........................................   390,614    3,069,466
     Lookers P.L.C.......................................... 1,959,534    2,394,116
     Marston's P.L.C........................................ 4,331,872    5,493,928
     McCarthy & Stone P.L.C................................. 1,823,184    3,147,908
     Merlin Entertainments P.L.C............................ 4,338,517   17,917,207
     Millennium & Copthorne Hotels P.L.C.................... 1,670,579   10,119,987
     Mitchells & Butlers P.L.C.............................. 1,348,362    4,470,562
     MJ Gleeson P.L.C.......................................   201,540    1,799,296
     Moneysupermarket.com Group P.L.C....................... 3,571,936   13,389,188
# *  Mothercare P.L.C....................................... 1,543,280      384,598
     Motorpoint group P.L.C.................................    44,038      123,774
     N Brown Group P.L.C.................................... 1,083,230    1,883,541
*    Ocado Group P.L.C...................................... 2,765,277   30,182,185
#    On the Beach Group P.L.C...............................   686,985    3,758,535
     Pendragon P.L.C........................................ 7,463,528    2,567,230
#    Pets at Home Group P.L.C............................... 2,062,834    2,896,893
     Photo-Me International P.L.C........................... 1,345,530    1,902,488
     Playtech P.L.C......................................... 1,139,685    6,969,019
     Rank Group P.L.C.......................................   874,026    1,786,291
     Redrow P.L.C........................................... 1,738,820   11,740,510
     Restaurant Group P.L.C. (The).......................... 1,285,921    3,949,678
     Revolution Bars Group P.L.C............................    17,764       26,817
     Sportech P.L.C.........................................   408,363      283,960
*    Sports Direct International P.L.C...................... 1,426,604    5,946,542
     SSP Group P.L.C........................................ 2,882,681   24,577,258
     Superdry P.L.C.........................................   287,961    2,971,061
     Ted Baker P.L.C........................................   158,643    3,713,443
     Thomas Cook Group P.L.C................................ 8,687,680    4,996,935
     Topps Tiles P.L.C......................................   925,429      741,657
     Vitec Group P.L.C. (The)...............................   182,809    2,872,693
     WH Smith P.L.C.........................................   697,855   17,346,819
     William Hill P.L.C..................................... 5,838,359   15,694,600
                                                             --------- ------------
TOTAL CONSUMER DISCRETIONARY................................            453,539,481
                                                                       ------------
CONSUMER STAPLES -- (4.7%)
     A.G. Barr P.L.C........................................   707,107    6,903,284
     Anglo-Eastern Plantations P.L.C........................   107,628      792,507
     Britvic P.L.C.......................................... 1,623,694   16,392,263
     Carr's Group P.L.C.....................................   349,511      668,437
     Cranswick P.L.C........................................   328,907   12,143,090
     Dairy Crest Group P.L.C................................   941,872    5,747,048
     Devro P.L.C............................................   968,275    2,031,224
     Fevertree Drinks P.L.C.................................    78,501    2,786,845
     Greencore Group P.L.C.................................. 5,420,264   13,118,474
     Hilton Food Group P.L.C................................   158,286    1,864,801

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
CONSUMER STAPLES -- (Continued)
     McBride P.L.C..........................................  1,090,323 $  1,762,868
     McColl's Retail Group P.L.C............................     60,390       98,488
# *  Premier Foods P.L.C....................................  4,937,259    2,403,540
     PZ Cussons P.L.C.......................................  1,581,817    4,414,089
*    REA Holdings P.L.C.....................................     50,639      167,796
     Stock Spirits Group P.L.C..............................  1,059,380    2,699,073
     Tate & Lyle P.L.C......................................  3,470,820   29,842,389
                                                             ---------- ------------
TOTAL CONSUMER STAPLES......................................             103,836,216
                                                                        ------------
ENERGY -- (5.0%)
     Anglo Pacific Group P.L.C..............................    777,634    1,293,654
*    Cairn Energy P.L.C.....................................  4,034,261   10,131,005
*    EnQuest P.L.C.......................................... 10,559,436    3,661,702
*    Faroe Petroleum P.L.C..................................    184,307      348,457
*    Genel Energy P.L.C.....................................    311,974      863,996
*    Gulf Keystone Petroleum, Ltd...........................  1,160,816    3,296,168
*    Gulf Marine Services P.L.C.............................    125,859       66,170
*    Hunting P.L.C..........................................  1,235,696   10,602,742
# *  Hurricane Energy P.L.C.................................    526,197      308,706
     John Wood Group P.L.C..................................  2,672,479   24,357,624
*    Lamprell P.L.C.........................................  1,219,262      982,046
*    Nostrum Oil & Gas P.L.C................................    184,064      483,419
*    Ophir Energy P.L.C.....................................  4,489,030    2,364,586
     Petrofac, Ltd..........................................  1,535,431   11,290,822
*    Premier Oil P.L.C......................................  5,111,162    7,011,781
*    Rockhopper Exploration P.L.C...........................     95,701       36,736
     Soco International P.L.C...............................  1,265,317    1,356,767
#    Stobart Group, Ltd.....................................  1,600,249    4,340,740
*    Tullow Oil P.L.C.......................................  9,184,155   26,349,926
                                                             ---------- ------------
TOTAL ENERGY................................................             109,147,047
                                                                        ------------
FINANCIALS -- (16.2%)
#    Arrow Global Group P.L.C...............................    964,887    2,355,931
     Ashmore Group P.L.C....................................  2,459,810   11,055,009
     Bank of Georgia Group P.L.C............................    236,507    4,719,563
     Beazley P.L.C..........................................  3,286,678   22,067,924
     Brewin Dolphin Holdings P.L.C..........................  1,841,085    7,735,755
     Burford Capital, Ltd...................................     85,825    1,819,232
     Charles Stanley Group P.L.C............................    122,025      506,655
     Charles Taylor P.L.C...................................    206,958      630,322
     Chesnara P.L.C.........................................    720,194    3,163,760
     City of London Investment Group P.L.C..................      5,500       26,503
     Close Brothers Group P.L.C.............................    976,050   18,332,330
     CMC Markets P.L.C......................................    685,144    1,027,518
     CYBG P.L.C.............................................  6,020,590   20,685,533
     esure Group P.L.C......................................  1,683,935    5,991,029
*    Georgia Capital P.L.C..................................    231,899    3,465,373
     Hansard Global P.L.C...................................     16,468       10,156
     Hastings Group Holdings P.L.C..........................  1,413,583    3,340,893
     Hiscox, Ltd............................................  1,516,229   31,495,717
     IG Group Holdings P.L.C................................  2,325,115   17,950,224
     Intermediate Capital Group P.L.C.......................  1,852,823   22,503,673
     International Personal Finance P.L.C...................  1,264,200    2,881,125
# *  IP Group P.L.C.........................................  2,384,612    3,256,084
     Jardine Lloyd Thompson Group P.L.C.....................    809,362   19,503,096
     Jupiter Fund Management P.L.C..........................  2,539,187   10,928,689

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
FINANCIALS -- (Continued)
     Just Group P.L.C.......................................  3,520,684 $  3,990,391
#    Lancashire Holdings, Ltd...............................  1,298,727    9,790,876
     Liontrust Asset Management P.L.C.......................      1,513       11,250
     Man Group P.L.C........................................ 10,998,653   21,822,503
*    Metro Bank P.L.C.......................................     64,014    1,816,594
     NEX Group P.L.C........................................  1,743,102   25,279,326
     Non-Standard Finance P.L.C.............................    215,168      181,980
     Numis Corp. P.L.C......................................     23,503       87,091
     OneSavings Bank P.L.C..................................  1,267,768    6,038,967
     Paragon Banking Group P.L.C............................  1,810,618    9,839,762
     Phoenix Group Holdings.................................  3,125,763   24,025,049
*    Provident Financial P.L.C..............................    713,469    4,650,849
     Quilter P.L.C..........................................  2,325,076    3,440,141
     Rathbone Brothers P.L.C................................    285,623    8,402,950
     River & Mercantile Group P.L.C.........................     10,512       39,032
     S&U P.L.C..............................................     20,717      546,580
     Saga P.L.C.............................................  5,841,424    8,894,666
     TP ICAP P.L.C..........................................  3,254,964   12,058,790
*    Waterloo Investment Holdings...........................      4,000          100
                                                             ---------- ------------
TOTAL FINANCIALS............................................             356,368,991
                                                                        ------------
HEALTHCARE -- (3.1%)
     Alliance Pharma P.L.C..................................    248,411      212,489
*    BTG P.L.C..............................................  2,027,017   14,278,983
#    CareTech Holdings P.L.C................................    149,456      755,993
# *  Circassia Pharmaceuticals P.L.C........................    516,889      370,298
     Consort Medical P.L.C..................................    288,489    4,105,761
     ConvaTec Group P.L.C...................................    555,052    1,147,280
     CVS Group P.L.C........................................     43,684      469,684
     Dechra Pharmaceuticals P.L.C...........................      7,125      208,179
     EMIS Group P.L.C.......................................     19,486      225,106
     Genus P.L.C............................................    201,423    5,690,793
     Hikma Pharmaceuticals P.L.C............................    709,610   17,211,561
*    Indivior P.L.C.........................................  4,141,064    9,966,348
     Integrated Diagnostics Holdings P.L.C..................    330,094    1,141,787
#    Mediclinic International P.L.C.........................  1,126,051    5,411,713
#    Spire Healthcare Group P.L.C...........................  1,346,485    2,020,782
     UDG Healthcare P.L.C...................................    314,515    2,536,587
*    Vectura Group P.L.C....................................  3,739,729    3,397,314
                                                             ---------- ------------
TOTAL HEALTHCARE............................................              69,150,658
                                                                        ------------
INDUSTRIALS -- (26.1%)
     Aggreko P.L.C..........................................  1,503,944   16,482,453
     Air Partner P.L.C......................................    253,425      324,980
     Avon Rubber P.L.C......................................    177,528    2,717,471
     Babcock International Group P.L.C......................  2,386,069   18,607,071
     Balfour Beatty P.L.C...................................  4,353,036   14,624,025
     BBA Aviation P.L.C.....................................  7,229,201   22,169,451
     Biffa P.L.C............................................    711,141    2,131,432
     Bodycote P.L.C.........................................  1,373,987   13,953,125
     Braemar Shipping Services P.L.C........................    144,282      422,707
*    Capita P.L.C...........................................  4,006,970    6,562,417
     Chemring Group P.L.C...................................  1,688,550    3,935,952
#    Clarkson P.L.C.........................................    145,275    4,412,085
#    Clipper Logistics P.L.C................................    153,780      511,389
*    Cobham P.L.C........................................... 13,770,449   18,902,012

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
INDUSTRIALS -- (Continued)
     Communisis P.L.C.......................................    576,423 $   523,558
     Costain Group P.L.C....................................    689,487   3,305,164
     Dart Group P.L.C.......................................     40,794     442,547
     De La Rue P.L.C........................................    665,602   4,082,382
# *  Dialight P.L.C.........................................    105,397     523,646
     Diploma P.L.C..........................................    741,498  12,434,144
*    Firstgroup P.L.C.......................................  7,517,215   8,172,919
*    Flybe Group P.L.C......................................    616,871      80,530
     G4S P.L.C..............................................  4,205,189  11,540,525
     Galliford Try P.L.C....................................    665,840   7,418,890
     Go-Ahead Group P.L.C. (The)............................    272,852   5,364,312
     Goodwin P.L.C..........................................        383      12,459
     Grafton Group P.L.C....................................  1,493,774  13,799,516
     Harvey Nash Group P.L.C................................     21,146      35,243
     Hays P.L.C............................................. 10,095,835  21,142,022
     HomeServe P.L.C........................................  1,796,181  21,804,263
     Howden Joinery Group P.L.C.............................  4,514,716  27,032,776
     IMI P.L.C..............................................  1,718,223  21,784,421
# *  Interserve P.L.C.......................................    957,407     591,543
     IWG P.L.C..............................................  3,542,658  10,396,631
     James Fisher & Sons P.L.C..............................    285,545   6,180,295
     John Laing Group P.L.C.................................  1,925,290   7,661,229
     Keller Group P.L.C.....................................    477,111   3,945,980
#    Kier Group P.L.C.......................................    559,723   6,265,171
*    Management Consulting Group P.L.C......................  2,329,842      56,609
     Mears Group P.L.C......................................    756,835   3,432,934
     Meggitt P.L.C..........................................  5,004,804  33,860,533
     Melrose Industries P.L.C...............................    317,733     683,950
#    Mitie Group P.L.C......................................  2,157,230   4,007,228
     Morgan Advanced Materials P.L.C........................  1,766,207   6,218,670
     Morgan Sindall Group P.L.C.............................    215,216   3,261,813
     National Express Group P.L.C...........................  2,749,825  14,050,708
     Norcros P.L.C..........................................    116,690     320,311
     Northgate P.L.C........................................  2,144,364  10,327,656
     Pagegroup P.L.C........................................  2,363,699  15,151,252
     PayPoint P.L.C.........................................    353,675   3,570,350
     Polypipe Group P.L.C...................................  1,379,395   6,528,956
     Porvair P.L.C..........................................     15,572      88,685
     QinetiQ Group P.L.C....................................  3,775,440  13,373,093
     Redde P.L.C............................................    114,097     256,676
     Renewi P.L.C...........................................  4,138,015   2,712,334
# *  Renold P.L.C...........................................    193,435      76,095
     Ricardo P.L.C..........................................    293,740   2,668,165
     Robert Walters P.L.C...................................    381,498   2,845,095
     Rotork P.L.C...........................................  5,593,291  21,417,382
     Royal Mail P.L.C.......................................    480,649   2,206,625
     RPS Group P.L.C........................................  1,379,834   2,760,358
     Senior P.L.C...........................................  3,198,036  11,138,669
     Severfield P.L.C.......................................  1,090,941     971,475
     SIG P.L.C..............................................  3,874,478   5,549,103
     Speedy Hire P.L.C......................................  2,836,561   2,037,879
     Spirax-Sarco Engineering P.L.C.........................    142,643  11,782,288
     Staffline Group P.L.C..................................      2,683      40,635
     Stagecoach Group P.L.C.................................  2,691,935   5,263,252
     SThree P.L.C...........................................    599,372   2,345,088
     T Clarke P.L.C.........................................    147,457     149,790
     Travis Perkins P.L.C...................................  1,526,689  21,562,494

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
INDUSTRIALS -- (Continued)
     Trifast P.L.C..........................................   484,434 $  1,192,604
     Tyman P.L.C............................................   794,254    2,809,220
     Ultra Electronics Holdings P.L.C.......................   558,008   10,257,144
     Vesuvius P.L.C......................................... 1,601,934   11,114,363
*    Volex P.L.C............................................   307,047      304,835
     Volution Group P.L.C...................................   297,212      657,551
     Vp P.L.C...............................................   159,998    2,059,018
     Weir Group P.L.C (The).................................   419,180    8,482,751
     Wilmington PL.C........................................   334,384      728,598
     Wincanton P.L.C........................................   713,322    1,889,093
*    Wizz Air Holdings P.L.C................................    76,522    2,509,843
     XP Power, Ltd..........................................    89,899    2,920,188
                                                             --------- ------------
TOTAL INDUSTRIALS...........................................            575,938,095
                                                                       ------------
INFORMATION TECHNOLOGY -- (5.6%)
     AVEVA Group P.L.C......................................   418,740   14,006,908
     Computacenter P.L.C....................................   516,757    7,251,910
     DiscoverIE Group P.L.C.................................   393,898    1,794,321
     Electrocomponents P.L.C................................ 3,256,497   25,783,135
     Equiniti Group P.L.C................................... 1,948,852    5,360,938
     FDM Group Holdings P.L.C...............................   231,438    2,536,954
     Halma P.L.C............................................   483,238    8,200,730
     iomart Group P.L.C.....................................    32,923      161,684
# *  IQE P.L.C..............................................   333,707      386,252
     Kainos Group P.L.C.....................................   193,043      970,925
     NCC Group P.L.C........................................ 1,389,618    3,480,683
     Oxford Instruments P.L.C...............................   320,394    3,843,278
     Renishaw P.L.C.........................................   239,289   12,858,337
     RM P.L.C...............................................   336,909      849,476
     SDL P.L.C..............................................   457,539    2,679,317
     Smart Metering Systems P.L.C...........................    10,459       76,902
     Softcat P.L.C..........................................   634,004    5,229,752
     Spectris P.L.C.........................................   723,646   19,798,756
     Spirent Communications P.L.C........................... 3,800,143    5,738,281
     Strix Group P.L.C......................................   109,334      207,640
*    Telit Communications P.L.C.............................    15,130       30,522
     TT Electronics P.L.C...................................   921,946    2,516,007
     Xaar P.L.C.............................................   155,393      289,345
                                                             --------- ------------
TOTAL INFORMATION TECHNOLOGY................................            124,052,053
                                                                       ------------
MATERIALS -- (6.2%)
*    Acacia Mining P.L.C....................................   180,334      352,679
*    Carclo P.L.C...........................................   205,594      210,794
     Castings P.L.C.........................................   159,566      787,413
     Centamin P.L.C......................................... 6,191,392    7,862,423
     Central Asia Metals P.L.C..............................    39,530      109,558
     Elementis P.L.C........................................ 3,762,522    9,830,472
     Essentra P.L.C......................................... 1,088,745    5,306,994
     Evraz P.L.C............................................ 1,339,771    9,282,884
     Ferrexpo P.L.C......................................... 1,878,001    4,999,499
     Forterra P.L.C......................................... 1,045,372    2,949,850
*    Gem Diamonds, Ltd......................................   679,902      904,312
     Highland Gold Mining, Ltd..............................   249,280      459,495
     Hill & Smith Holdings P.L.C............................   477,216    6,033,835
     Hochschild Mining P.L.C................................   968,805    1,950,226
     Ibstock P.L.C.......................................... 2,409,823    6,908,946

SCHEDULE OF INVESTMENTS
CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
MATERIALS -- (Continued)
       KAZ Minerals P.L.C.....................................  1,231,175 $    8,129,082
*      Lonmin P.L.C...........................................  1,584,135        982,654
       Low & Bonar P.L.C......................................  1,194,255        475,203
       Marshalls P.L.C........................................  1,246,986      6,862,695
# *    Petra Diamonds, Ltd....................................  5,332,777      2,671,896
*      Petropavlovsk P.L.C....................................    740,190         62,597
       Rhi Magnesita NV.......................................     10,384        503,314
       RPC Group P.L.C........................................  2,589,442     25,239,745
       Scapa Group P.L.C......................................     76,815        401,177
# *    Sirius Minerals P.L.C..................................  1,194,227        350,959
       Synthomer P.L.C........................................  1,805,664     10,242,323
       Victrex P.L.C..........................................    634,126     21,450,080
       Zotefoams P.L.C........................................     93,537        646,162
                                                               ---------- --------------
TOTAL MATERIALS...............................................               135,967,267
                                                                          --------------
REAL ESTATE -- (2.7%)
       Capital & Counties Properties P.L.C....................  4,642,681     14,813,146
#      CLS Holdings P.L.C.....................................    495,994      1,375,804
*      Countrywide P.L.C......................................  1,699,141        227,353
       Daejan Holdings P.L.C..................................     44,979      3,372,546
#      Foxtons Group P.L.C....................................  1,145,927        682,598
       Grainger P.L.C.........................................  2,915,516     10,072,548
       Harworth Group P.L.C...................................     30,680         45,663
       Helical P.L.C..........................................    656,792      2,601,262
       LSL Property Services P.L.C............................    404,839      1,293,269
*      Raven Property Group, Ltd..............................  1,031,431        594,544
       Savills P.L.C..........................................    872,779      8,077,704
       St. Modwen Properties P.L.C............................  2,832,022     13,519,067
       U & I Group P.L.C......................................    825,209      2,415,113
       Urban & Civic P.L.C....................................    219,328        827,857
       Watkin Jones P.L.C.....................................     34,926         93,816
                                                               ---------- --------------
TOTAL REAL ESTATE.............................................                60,012,290
                                                                          --------------
UTILITIES -- (2.1%)
       Drax Group P.L.C.......................................  2,899,857     14,853,691
       Pennon Group P.L.C.....................................  2,715,100     25,865,566
       Severn Trent P.L.C.....................................     54,797      1,302,216
       Telecom Plus P.L.C.....................................    344,980      5,383,221
                                                               ---------- --------------
TOTAL UTILITIES...............................................                47,404,694
                                                                          --------------
TOTAL COMMON STOCKS...........................................             2,178,207,299
                                                                          --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER STAPLES -- (0.0%)
       Mcbride P.L.C.......................................... 30,529,044         39,022
                                                               ---------- --------------
TOTAL INVESTMENT SECURITIES...................................             2,178,246,321
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@ (S)  DFA Short Term Investment Fund                           2,207,404     25,539,665
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%).................................
  (Cost $2,157,526,564).......................................            $2,203,785,986
                                                                          ==============

SCHEDULE OF INVESTMENTS
CONTINUED


P.L.C. Public Limited Company
SA     Special Assessment

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------
                               LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                               ------- -------------- ------- --------------
   Common Stocks
      Communication Services..   --    $  142,790,507   --    $  142,790,507
      Consumer Discretionary..   --       453,539,481   --       453,539,481
      Consumer Staples........   --       103,836,216   --       103,836,216
      Energy..................   --       109,147,047   --       109,147,047
      Financials..............   --       356,368,991   --       356,368,991
      Healthcare..............   --        69,150,658   --        69,150,658
      Industrials.............   --       575,938,095   --       575,938,095
      Information Technology..   --       124,052,053   --       124,052,053
      Materials...............   --       135,967,267   --       135,967,267
      Real Estate.............   --        60,012,290   --        60,012,290
      Utilities...............   --        47,404,694   --        47,404,694
   Preferred Stocks
      Consumer Staples........   --            39,022   --            39,022
   Securities Lending
     Collateral...............   --        25,539,665   --        25,539,665
                                 --    --------------   --    --------------
   TOTAL......................   --    $2,203,785,986   --    $2,203,785,986
                                 ==    ==============   ==    ==============

                     THE CONTINENTAL SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              SHARES     VALUE>>
                                                             --------- ------------
COMMON STOCKS -- (89.5%)
AUSTRIA -- (2.8%)
     Agrana Beteiligungs AG.................................    74,268 $  1,479,612
     ANDRITZ AG.............................................   447,429   23,181,306
     Atrium European Real Estate, Ltd.......................   884,340    3,686,065
#    Austria Technologie & Systemtechnik AG.................   171,443    4,061,027
     CA Immobilien Anlagen AG...............................   459,315   14,946,903
     DO & CO AG.............................................    45,778    4,150,702
     EVN AG.................................................   224,206    3,919,048
     FACC AG................................................   182,913    3,217,484
     Flughafen Wien AG......................................    25,564      993,585
#    IMMOFINANZ AG..........................................   591,726   14,086,457
     Josef Manner & Co. AG..................................       870       61,382
     Kapsch TrafficCom AG...................................    33,915    1,210,146
#    Lenzing AG.............................................    84,813    7,693,320
     Mayr Melnhof Karton AG.................................    52,038    6,586,096
     Oberbank AG............................................    43,377    4,372,687
     Oesterreichische Post AG...............................   209,470    8,503,084
#    Palfinger AG...........................................    95,159    2,901,567
#    POLYTEC Holding AG.....................................   105,679    1,089,430
#    Porr AG................................................    75,463    2,042,960
     Rosenbauer International AG............................    19,688    1,003,493
     S IMMO AG..............................................   352,379    6,024,690
     Schoeller-Bleckmann Oilfield Equipment AG..............    75,301    6,721,845
# *  Semperit AG Holding....................................    68,546    1,132,165
     Strabag SE.............................................   106,385    3,740,598
     Telekom Austria AG..................................... 1,010,252    7,495,888
     UBM Development AG.....................................    15,638      669,753
     UNIQA Insurance Group AG...............................   904,369    8,446,216
     Verbund AG.............................................   100,314    4,037,862
     Vienna Insurance Group AG Wiener Versicherung Gruppe...   232,986    6,187,315
     Wienerberger AG........................................   617,965   14,213,814
# *  Zumtobel Group AG......................................   175,339    1,589,965
                                                             --------- ------------
TOTAL AUSTRIA...............................................            169,446,465
                                                                       ------------
BELGIUM -- (3.6%)
     Ackermans & van Haaren NV..............................   156,548   24,646,516
*    AGFA-Gevaert NV........................................ 1,218,771    5,441,400
# *  Argenx SE..............................................    93,033    7,382,276
     Atenor.................................................    14,566      825,580
     Banque Nationale de Belgique...........................        87      254,262
     Barco NV...............................................    68,858    7,840,625
#    Bekaert SA.............................................   220,890    4,770,684
# *  Biocartis NV...........................................   189,137    2,563,552
     bpost SA...............................................   503,661    7,643,853
# *  Celyad SA..............................................    46,214    1,147,869
     Cie d'Entreprises CFE..................................    48,913    5,186,334
     Cie Immobiliere de Belgique SA.........................    16,878      981,419
     Co.Br.Ha Societe Commerciale de Brasserie SA...........       111      546,834
     Deceuninck NV..........................................   409,000      955,329
     D'ieteren SA...........................................   162,555    6,429,241
#    Econocom Group SA......................................   755,740    2,365,493
     Elia System Operator SA................................   174,446   10,906,067
#    Euronav NV............................................. 1,268,588   11,812,708
     EVS Broadcast Equipment SA.............................    19,390      431,025

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
BELGIUM -- (Continued)
# *  Exmar NV...............................................   133,424 $    899,391
     Fagron.................................................   262,019    4,261,723
*    Galapagos NV...........................................    93,123    9,566,655
*    Galapagos NV...........................................   220,186   22,621,528
     Gimv NV................................................    87,496    4,667,626
# *  Ion Beam Applications..................................   130,894    2,301,403
     Jensen-Group NV........................................    19,232      674,974
     Kinepolis Group NV.....................................    95,839    5,144,955
#    Lotus Bakeries.........................................     1,562    4,030,484
# *  MDxHealth..............................................   239,516      470,335
#    Melexis NV.............................................   115,669    7,607,436
# *  Nyrstar NV.............................................    84,985      153,500
#    Ontex Group NV.........................................   485,473    9,304,794
     Orange Belgium SA......................................    98,577    1,770,277
*    Oxurion NV.............................................    62,799      337,000
#    Picanol................................................    28,690    2,575,450
     Recticel SA............................................   270,323    2,102,966
     Resilux................................................     5,788      845,091
     Roularta Media Group NV................................    19,318      333,549
     Sioen Industries NV....................................    50,085    1,215,331
     Sipef NV...............................................    35,631    2,078,278
*    Telenet Group Holding NV...............................     9,326      451,830
     TER Beke SA............................................     3,481      566,417
*    Tessenderlo Group SA...................................   213,754    7,524,749
     Umicore SA.............................................   425,457   20,027,502
     Van de Velde NV........................................    35,498      885,138
*    Viohalco SA............................................   583,796    1,679,426
                                                             --------- ------------
TOTAL BELGIUM...............................................            216,228,875
                                                                       ------------
DENMARK -- (5.4%)
# *  ALK-Abello A.S.........................................    43,583    6,982,160
     Alm Brand A.S..........................................   562,935    4,714,207
     Ambu A.S., Class B..................................... 1,079,783   22,493,703
     Arkil Holding A.S., Class B............................        92       14,349
*    Bang & Olufsen A.S.....................................   256,627    5,331,112
     BankNordik P/F.........................................    10,800      184,398
# *  Bavarian Nordic A.S....................................   204,295    4,721,826
     Brodrene Hartmann A.S..................................    16,148      767,092
     Columbus A.S...........................................   432,582    1,027,042
# *  D/S Norden A.S.........................................   216,070    2,984,252
     DFDS A.S...............................................   306,367   13,112,653
     Djurslands Bank A.S....................................     8,970      325,519
#    FLSmidth & Co. A.S.....................................   290,273   15,230,776
     Fluegger Group A.S., Class B...........................     4,198      191,153
     GN Store Nord A.S......................................   935,887   39,699,067
     GronlandsBANKEN A.S....................................     1,125      100,323
# *  H+H International A.S., Class B........................   103,235    1,697,602
     Harboes Bryggeri A.S., Class B.........................    17,239      204,986
#    IC Group A.S...........................................    43,760      337,584
     ISS A.S................................................   582,591   19,132,966
#    Jeudan A.S.............................................     7,259    1,030,318
     Jyske Bank A.S.........................................   491,188   20,055,672
     Lan & Spar Bank........................................     4,981      345,951
     Matas A.S..............................................    57,417      554,548
*    Nilfisk Holding A.S....................................   202,411    7,945,087
# *  NKT A.S................................................   206,194    3,878,497

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
DENMARK -- (Continued)
#    NNIT A.S...............................................    71,616 $  2,025,116
#    Pandora A.S............................................   149,348    9,333,672
     Parken Sport & Entertainment A.S.......................    34,515      400,360
     Per Aarsleff Holding A.S...............................   135,907    4,444,985
#    Ringkjoebing Landbobank A.S............................   166,464    8,460,746
     Roblon A.S., Class B...................................       973       38,537
     Rockwool International A.S., Class A...................       455      130,111
     Rockwool International A.S., Class B...................    49,342   16,858,101
     Royal Unibrew A.S......................................   364,385   25,857,570
#    RTX A.S................................................    52,854    1,379,441
     Scandinavian Tobacco Group A.S., Class A...............   225,458    3,420,442
     Schouw & Co., A.S......................................    85,260    6,962,121
     SimCorp A.S............................................   284,735   21,923,197
     Solar A.S., Class B....................................    37,386    2,002,766
     Spar Nord Bank A.S.....................................   543,617    4,504,368
     Sydbank A.S............................................   505,787   11,682,304
#    Tivoli A.S.............................................     9,878      956,355
# *  TK Development A.S.....................................   307,965      272,678
     Topdanmark A.S.........................................   491,266   23,351,623
*    TORM P.L.C.............................................    72,081      423,756
     Tryg A.S...............................................     9,779      235,732
     United International Enterprises.......................    10,336    2,321,267
# *  Veloxis Pharmaceuticals A.S............................    68,255       14,258
# *  Vestjysk Bank A.S...................................... 1,501,522      461,598
# *  Zealand Pharma A.S.....................................   179,773    2,288,639
                                                             --------- ------------
TOTAL DENMARK...............................................            322,812,586
                                                                       ------------
FINLAND -- (6.2%)
# *  Afarak Group Oyj.......................................   316,672      314,790
#    Ahlstrom-Munksjo Oyj...................................   143,612    2,238,682
#    Aktia Bank Oyj.........................................   292,637    2,850,100
     Alandsbanken Abp, Class B..............................    21,354      329,012
     Alma Media Oyj.........................................   129,772      967,088
     Amer Sports Oyj........................................   843,708   31,362,132
     Apetit Oyj.............................................    19,668      221,623
     Asiakastieto Group Oyj.................................       319       10,493
     Aspo Oyj...............................................    92,762      964,833
     Atria Oyj..............................................    79,704      763,738
# *  BasWare Oyj............................................    56,551    1,274,851
#    Bittium Oyj............................................   204,447    1,354,782
     Cargotec Oyj, Class B..................................   276,468   11,490,595
# *  Caverion Oyj...........................................   701,745    4,392,046
#    Citycon Oyj............................................ 2,641,442    5,133,631
     Cramo Oyj..............................................   260,177    4,959,617
     Digia Oyj..............................................    69,731      224,671
     Elisa Oyj..............................................   520,670   20,715,389
     Finnair Oyj............................................   487,004    3,658,327
     Fiskars Oyj Abp........................................   209,143    3,856,085
     F-Secure Oyj...........................................   631,341    1,646,635
     Glaston Oyj ABP........................................    46,084       20,897
     HKScan Oyj, Class A....................................   257,744      557,739
#    Huhtamaki Oyj..........................................   703,421   19,722,121
     Ilkka-Yhtyma Oyj.......................................    61,503      211,603
     Kemira Oyj.............................................   732,189    8,980,214
     Kesko Oyj, Class A.....................................    44,353    2,489,296
     Kesko Oyj, Class B.....................................   514,318   30,037,493

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
FINLAND -- (Continued)
#    Konecranes Oyj.........................................   440,428 $ 15,772,141
     Lassila & Tikanoja Oyj.................................   210,045    3,778,917
#    Lehto Group Oyj........................................   129,587      674,755
     Metsa Board Oyj........................................ 1,479,556   12,939,494
     Metso Oyj..............................................   776,014   24,500,237
     Nokian Renkaat Oyj.....................................   840,330   26,729,512
     Olvi Oyj, Class A......................................    92,286    3,087,917
#    Oriola Oyj.............................................     6,054       18,362
     Oriola Oyj, Class B....................................   931,236    2,844,464
     Orion Oyj, Class A.....................................   131,307    4,543,314
     Orion Oyj, Class B.....................................   609,509   20,966,688
#    Outokumpu Oyj.......................................... 2,921,503   12,246,047
*    Outotec Oyj............................................ 1,238,541    4,790,442
#    Pihlajalinna Oyj.......................................    77,064      784,621
     Ponsse Oyj.............................................    72,115    2,218,013
#    Poyry Oyj..............................................   196,085    1,665,715
*    QT Group Oyj...........................................    55,899      501,573
     Raisio Oyj, Class V....................................   740,826    2,272,362
     Ramirent Oyj...........................................   565,593    4,129,184
     Rapala VMC Oyj.........................................   109,543      409,602
     Raute Oyj, Class A.....................................     2,644       74,889
     Revenio Group Oyj......................................   117,238    1,699,821
     Sanoma Oyj.............................................   749,458    8,444,514
#    SRV Group Oyj..........................................    66,041      167,434
*    Stockmann Oyj Abp, Class A.............................    49,045      166,484
# *  Stockmann Oyj Abp (5462393), Class B...................   189,838      647,957
     Teleste Oyj............................................    52,966      377,844
     Tieto Oyj..............................................   372,623   11,994,411
#    Tikkurila Oyj..........................................   250,164    3,406,726
     Tokmanni Group Corp....................................   257,563    2,089,161
     Uponor Oyj.............................................   354,033    3,834,242
     Vaisala Oyj, Class A...................................   108,597    2,125,914
     Valmet Oyj.............................................   919,512   20,936,249
     Viking Line Abp........................................     7,869      116,762
#    YIT Oyj................................................ 1,430,763    8,148,901
                                                             --------- ------------
TOTAL FINLAND...............................................            369,853,152
                                                                       ------------
FRANCE -- (11.3%)
     ABC arbitrage..........................................   116,625      842,911
     Actia Group............................................    51,304      245,576
*    Air France-KLM......................................... 1,383,572   13,376,629
     Akka Technologies......................................    60,065    3,956,719
     AKWEL..................................................    56,783    1,130,828
     Albioma SA.............................................   165,658    3,218,822
     Altamir................................................   136,094    2,381,605
     Alten SA...............................................   155,918   15,025,870
#    Altran Technologies SA................................. 1,370,722   13,586,061
*    Amplitude Surgical SAS.................................    19,526       71,135
#    Antalis International SAS..............................    58,230       74,236
     APRIL SA...............................................    75,049    1,357,137
# *  Archos.................................................   122,992       62,996
     Assystem...............................................    62,252    1,808,922
     Aubay..................................................    31,711    1,128,440
     Axway Software SA......................................    38,973      617,058
#    Bastide le Confort Medical.............................    17,494      694,270
     Beneteau SA............................................   223,296    3,701,996

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
FRANCE -- (Continued)
     Bigben Interactive.....................................    74,415 $   654,524
     Boiron SA..............................................    38,331   2,295,019
     Bonduelle SCA..........................................    84,152   2,985,008
# *  Bourbon Corp...........................................   163,857     958,121
     Burelle SA.............................................       931     990,247
#    Casino Guichard Perrachon SA...........................   271,603  11,978,434
     Catering International Services........................    14,124     197,429
*    Cegedim SA.............................................    25,406     635,232
*    CGG SA................................................. 4,063,912   9,830,682
     Chargeurs SA...........................................   115,644   2,497,960
     Cie des Alpes..........................................    57,284   1,747,868
     Cie Plastic Omnium SA..................................   327,341   9,100,802
*    Coface SA..............................................   529,375   5,290,115
     Derichebourg SA........................................   584,687   2,812,808
     Devoteam SA............................................    30,634   3,370,274
     Dom Security...........................................     1,497      86,707
     Edenred................................................   734,903  27,877,180
     Electricite de Strasbourg SA...........................    21,353   2,477,932
#    Elior Group SA.........................................   594,569   8,552,463
     Elis SA................................................   809,184  16,316,528
     Eramet.................................................    65,268   6,008,343
# *  Erytech Pharma SA......................................       681       5,041
     Esso SA Francaise......................................    16,100     634,694
*    Etablissements Maurel et Prom..........................   159,620     738,400
     Euronext NV............................................   334,230  20,565,988
#    Europcar Mobility Group................................   568,694   5,381,293
     Eutelsat Communications SA............................. 1,153,248  23,358,563
     Exel Industries, Class A...............................    10,419     797,819
     Fleury Michon SA.......................................     6,124     316,508
*    Fnac Darty SA (V7VQL46)................................   119,523   8,497,345
     Gaumont SA.............................................    11,360   1,601,743
     Gaztransport Et Technigaz SA...........................   118,320   8,745,031
     GEA....................................................     2,433     258,996
     Getlink................................................ 1,262,810  15,884,008
     Gevelot SA.............................................     3,466     732,924
#    GL Events..............................................    63,507   1,357,711
     Groupe Crit............................................    23,123   1,545,772
     Groupe Gorge...........................................    22,858     257,654
     Groupe Open............................................    29,172     711,039
#    Guerbet................................................    34,086   2,162,183
     Haulotte Group SA......................................    74,466     842,787
     HERIGE SADCS...........................................     4,147     113,681
# *  HiPay Group SA.........................................    24,579     302,482
*    ID Logistics Group.....................................    11,344   1,914,180
     Imerys SA..............................................   177,200  10,923,154
     Ingenico Group SA......................................   412,072  29,164,382
     Interparfums SA........................................    31,455   1,300,615
     Ipsen SA...............................................    47,538   6,591,305
     IPSOS..................................................   208,380   5,548,850
     Jacquet Metal Service SA...............................    75,602   1,565,854
     Kaufman & Broad SA.....................................   108,602   4,454,114
#    Korian SA..............................................   327,739  12,912,909
     Lagardere SCA..........................................   778,374  21,276,640
     Lanson-BCC.............................................     8,795     302,917
     Laurent-Perrier........................................    13,068   1,339,844
     Le Belier..............................................    10,566     406,898
     Lectra.................................................   143,598   3,040,674

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
FRANCE -- (Continued)
#    Linedata Services......................................    14,505 $   497,259
     LISI...................................................   104,857   3,054,070
     LNA Sante SA...........................................    30,551   1,615,667
     Maisons du Monde SA....................................   202,470   5,075,681
#    Maisons France Confort SA..............................    15,908     591,382
     Manitou BF SA..........................................    56,974   1,604,424
     Manutan International..................................    14,949   1,000,015
     Mersen SA..............................................   117,956   3,891,464
# *  METabolic EXplorer SA..................................   156,395     320,101
     Metropole Television SA................................   290,250   5,618,024
     Mr Bricolage SA........................................    30,731     353,116
     Neopost SA.............................................   225,529   7,248,413
#    Nexans SA..............................................   214,579   6,192,380
     Nexity SA..............................................   268,736  12,851,192
# *  Nicox..................................................   145,865     858,493
     NRJ Group..............................................    81,965     723,381
#    Oeneo SA...............................................   160,584   1,624,803
# *  OL Groupe SA...........................................    10,735      33,393
# *  Onxeo SA...............................................   246,319     269,493
# *  Onxeo SA...............................................    48,958      54,492
     Orpea..................................................    29,686   3,654,727
# *  Parrot SA..............................................   112,753     519,246
# *  Pierre & Vacances SA...................................    29,600     655,435
#    Plastivaloire..........................................    52,074     650,669
     PSB Industries SA......................................     8,805     457,698
#    Rallye SA..............................................   156,235   1,734,191
# *  Recylex SA.............................................   102,008     716,596
     Rexel SA............................................... 2,158,941  27,520,701
     Robertet SA............................................     4,128   2,449,539
     Rothschild & Co........................................    72,007   2,869,236
     Rubis SCA..............................................   600,204  30,966,985
     Samse SA...............................................     8,068   1,123,533
     Sartorius Stedim Biotech...............................   100,048  12,397,028
     Savencia SA............................................    33,010   2,422,711
     Seche Environnement SA.................................    13,339     393,741
     Societe BIC SA.........................................   161,260  15,437,920
*    Societe des Bains de Mer et du Cercle des Etrangers a
       Monaco...............................................    60,012   3,393,220
     Societe Marseillaise du Tunnel Prado-Carenage SA.......     5,211     102,705
     Societe pour l'Informatique Industrielle...............    41,060   1,028,410
# *  SOITEC.................................................   125,494   8,942,040
# *  Solocal Group.......................................... 3,930,265   3,186,756
#    Somfy SA...............................................   104,097   8,048,686
     Sopra Steria Group.....................................   101,694  11,263,388
#    SPIE SA................................................   724,198  11,338,481
# *  SRP Groupe SA..........................................    37,923     180,216
*    Stallergenes Greer P.L.C...............................    17,371     532,604
# *  Ste Industrielle d'Aviation Latecoere SA...............   392,026   1,511,392
     Stef SA................................................    28,044   2,569,691
     Sword Group............................................    34,984   1,337,399
     Synergie SA............................................    69,728   2,127,572
#    Tarkett SA.............................................   164,392   3,611,508
# *  Technicolor SA......................................... 1,531,532   1,952,475
     Teleperformance........................................   144,931  23,868,988
     Television Francaise 1.................................   615,411   6,259,438
# *  Tessi SA...............................................     6,874   1,017,931
     TFF Group..............................................    17,239     768,149

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
                                                              SHARES     VALUE>>
                                                             --------- ------------
FRANCE -- (Continued)
#    Thermador Groupe.......................................    35,570 $  1,911,511
     Total Gabon............................................     3,035      482,069
# *  Touax SA...............................................     9,530       64,422
     Trigano SA.............................................    54,707    5,554,242
*    Ubisoft Entertainment SA...............................   141,155   12,661,962
     Union Financiere de France BQE SA......................    17,080      520,189
# *  Vallourec SA........................................... 2,261,226   10,689,157
*    Valneva SE.............................................   177,603      675,445
     Vetoquinol SA..........................................    19,343    1,083,356
     Vicat SA...............................................   104,300    5,605,142
     VIEL & Cie SA..........................................   162,802      865,739
     Vilmorin & Cie SA......................................    29,068    1,731,199
*    Virbac SA..............................................    21,524    3,453,765
     Vranken-Pommery Monopole SA............................    18,262      496,229
*    Worldline SA...........................................    17,876      940,478
     XPO Logistics Europe SADIR.............................        33       12,096
                                                             --------- ------------
TOTAL FRANCE................................................            672,734,134
                                                                       ------------
GERMANY -- (14.4%)
     7C Solarparken AG......................................    12,773       37,601
*    A.S. Creation Tapeten..................................     4,430       64,231
     Aareal Bank AG.........................................   449,919   16,737,558
     Adler Modemaerkte AG...................................    47,849      182,417
#    ADLER Real Estate AG...................................   203,696    3,293,374
#    ADO Properties SA......................................   174,985   10,320,884
# *  ADVA Optical Networking SE.............................   327,245    2,673,325
# *  AIXTRON SE.............................................   549,541    6,886,430
     All for One Steeb AG...................................     4,222      251,387
     Allgeier SE............................................    39,943    1,452,152
     Amadeus Fire AG........................................    34,590    3,957,115
     Atoss Software AG......................................     1,138       97,666
     Aurubis AG.............................................   273,125   16,578,550
     Axel Springer SE.......................................    43,277    2,873,895
#    Basler AG..............................................     9,252    1,636,842
#    Bauer AG...............................................    70,305    1,173,110
     BayWa AG...............................................    89,653    2,610,809
     BayWa AG...............................................       124        4,098
     Bechtle AG.............................................   211,097   18,746,981
     Bertrandt AG...........................................    36,308    3,004,669
#    bet-at-home.com AG.....................................    12,310      715,108
     Bijou Brigitte AG......................................    22,217      924,151
#    Bilfinger SE...........................................   230,912   10,058,812
     Borussia Dortmund GmbH & Co. KGaA......................   486,763    5,270,124
#    CANCOM SE..............................................   228,662    9,323,398
     Carl Zeiss Meditec AG..................................   169,872   13,914,818
#    CECONOMY AG............................................   935,953    4,782,424
     CENIT AG...............................................    53,174      913,921
     CENTROTEC Sustainable AG...............................    33,321      470,441
     Cewe Stiftung & Co. KGAA...............................    38,067    2,982,266
     comdirect bank AG......................................   198,700    2,352,711
     CompuGroup Medical SE..................................   147,554    8,334,595
     Corestate Capital Holding SA...........................    18,312      790,344
     CropEnergies AG........................................   126,491      563,833
     CTS Eventim AG & Co. KGaA..............................   367,892   13,792,268
     Data Modul AG..........................................    11,455      824,753
*    DEAG Deutsche Entertainment AG.........................    44,855      157,065

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
                                                              SHARES     VALUE>>
                                                             --------- -----------
GERMANY -- (Continued)
     Delticom AG............................................    28,981 $   273,974
     Deutsche Beteiligungs AG...............................    86,903   3,554,047
#    Deutsche EuroShop AG...................................   357,086  11,080,709
     Deutsche Pfandbriefbank AG.............................   852,463  11,319,416
     Deutz AG...............................................   865,981   6,440,940
*    Dialog Semiconductor P.L.C.............................   451,612  11,909,549
     DIC Asset AG...........................................   353,555   3,812,691
     Diebold Nixdorf AG.....................................    27,137   1,757,209
     DMG Mori AG............................................    15,692     758,899
     Dr Hoenle AG...........................................    34,598   2,700,318
     Draegerwerk AG & Co. KGaA..............................    16,799     819,026
#    Duerr AG...............................................   352,667  12,567,057
     Eckert & Ziegler AG....................................    20,308   1,123,375
     EDAG Engineering Group AG..............................    48,866     968,272
     Elmos Semiconductor AG.................................    78,418   1,630,759
#    ElringKlinger AG.......................................   204,148   1,729,461
     Energiekontor AG.......................................     2,066      33,066
*    Euromicron AG..........................................    45,575     289,918
#    Ferratum Oyj...........................................    64,645     812,822
     Fielmann AG............................................   166,513  10,328,720
     First Sensor AG........................................    42,732     812,618
     FORTEC Elektronik AG...................................       372       8,009
     Francotyp-Postalia Holding AG, Class A.................    55,619     235,749
     Freenet AG.............................................   921,900  20,736,172
     FRIWO AG...............................................       513      11,971
     Fuchs Petrolub SE......................................    87,580   3,792,042
     GEA Group AG...........................................   155,221   4,716,544
     Gerresheimer AG........................................   225,329  15,880,200
# *  Gerry Weber International AG...........................   132,096     433,989
     Gesco AG...............................................    56,186   1,755,455
#    GFT Technologies SE....................................   121,382   1,393,202
     Grand City Properties SA...............................   429,757  10,389,716
#    GRENKE AG..............................................    81,982   7,862,347
     H&R GmbH & Co. KGaA....................................    64,746     492,538
     Hamburger Hafen und Logistik AG........................   151,382   3,206,739
     Hapag-Lloyd AG.........................................    41,306   1,527,320
     Hawesko Holding AG.....................................        52       2,594
# *  Heidelberger Druckmaschinen AG......................... 1,911,209   4,427,493
     Hella GmbH & Co KGaA...................................   213,268   9,975,893
     Highlight Communications AG............................    98,406     575,471
*    HolidayCheck Group AG..................................   175,906     595,347
     Hornbach Baumarkt AG...................................    28,254     751,446
     Hornbach Holding AG & Co. KGaA.........................    17,751   1,173,114
     Hugo Boss AG...........................................   456,778  32,642,934
     Indus Holding AG.......................................   131,189   7,162,811
     Isra Vision AG.........................................   111,249   4,772,080
     IVU Traffic Technologies AG............................    44,080     249,186
     Jenoptik AG............................................   340,829  10,316,544
#    K+S AG................................................. 1,437,309  26,765,532
     Kloeckner & Co. SE.....................................   575,851   4,842,585
#    Koenig & Bauer AG......................................    93,399   4,562,359
#    Krones AG..............................................    99,960   8,936,720
     KSB SE & Co. KGaA......................................     3,466   1,192,961
     KWS Saat SE............................................    15,926   5,410,462
     Lanxess AG.............................................   427,092  26,436,018
     LEG Immobilien AG......................................   324,194  35,437,322
     Leifheit AG............................................    51,737     924,892

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CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- -----------
GERMANY -- (Continued)
#    Leoni AG............................................... 217,226 $ 7,929,730
*    LPKF Laser & Electronics AG............................  73,571     533,373
# *  Manz AG................................................  30,876     976,457
     MasterFlex SE..........................................  21,291     191,118
     Mediclin AG............................................  88,966     579,947
# *  Medigene AG............................................  88,510   1,066,514
#    METRO AG............................................... 525,885   7,911,043
     MLP SE................................................. 380,431   2,194,502
     Nemetschek SE.......................................... 144,235  18,960,783
#    Nexus AG...............................................  77,776   2,123,360
*    Nordex SE.............................................. 399,366   3,710,265
     Norma Group SE......................................... 225,086  12,152,812
#    OHB SE.................................................  36,824   1,306,964
     OSRAM Licht AG......................................... 277,617  11,248,108
#    Paragon GmbH & Co. KGaA................................  14,660     426,643
     Patrizia Immobilien AG................................. 333,436   5,731,894
*    Petro Welt Technologies AG.............................  12,774      71,179
#    Pfeiffer Vacuum Technology AG..........................  52,474   6,524,747
     PNE AG................................................. 482,262   1,319,924
     Progress-Werk Oberkirch AG.............................   8,558     284,722
     ProSiebenSat.1 Media SE................................ 589,920  13,622,127
     PSI Software AG........................................  43,870     784,217
#    Puma SE................................................   2,634   1,354,453
*    PVA TePla AG...........................................      83       1,067
#    QSC AG................................................. 643,630   1,133,663
*    R Stahl AG.............................................  14,952     386,556
     Rational AG............................................  12,394   7,175,948
     Rheinmetall AG......................................... 298,579  25,840,127
     RHOEN-KLINIKUM AG...................................... 233,180   5,893,817
#    RIB Software SE........................................ 258,849   4,467,334
*    Rocket Internet SE..................................... 490,766  14,170,060
     S&T AG................................................. 241,440   6,000,408
#    SAF-Holland SA......................................... 359,253   5,235,892
     Salzgitter AG.......................................... 276,307  11,043,421
# *  Schaltbau Holding AG...................................  32,728     849,867
     Schloss Wachenheim AG..................................   8,017     168,391
     Scout24 AG............................................. 208,769   8,652,098
     Secunet Security Networks AG...........................   5,708     599,828
*    Senvion SA.............................................  31,747     181,007
# *  SGL Carbon SE.......................................... 214,662   2,150,456
*    Shop Apotheke Europe NV................................  18,754     953,742
#    SHW AG.................................................  25,624     642,634
     Siltronic AG........................................... 153,046  14,016,682
#    Sixt Leasing SE........................................  60,063     869,067
     Sixt SE................................................  90,959   9,246,450
     SMA Solar Technology AG................................  85,104   1,985,912
*    SMT Scharf AG..........................................  22,763     337,772
     Softing AG.............................................  26,963     245,127
     Software AG............................................ 338,852  15,170,288
     Stabilus SA............................................ 152,530  10,221,692
#    STRATEC Biomedical AG..................................  19,861   1,303,845
     Stroeer SE & Co. KGaA.................................. 180,625   9,441,432
#    Suedzucker AG.......................................... 483,148   7,482,023
# *  SUESS MicroTec SE...................................... 137,494   1,751,880
     Surteco Group SE.......................................  45,548   1,012,634
     Syzygy AG..............................................   2,030      20,017
     TAG Immobilien AG...................................... 934,395  21,315,539

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
GERMANY -- (Continued)
     Takkt AG...............................................   194,595 $  3,305,596
#    Technotrans SE, Class C................................    44,267    1,578,216
*    Tele Columbus AG.......................................   296,432    1,043,182
     TLG Immobilien AG......................................   583,835   14,823,221
# *  Tom Tailor Holding SE..................................   214,000      816,930
     Traffic Systems SE.....................................    35,766      661,360
     Uniper SE..............................................   124,414    3,590,385
#    VERBIO Vereinigte BioEnergie AG........................   135,124      794,997
     Vossloh AG.............................................    68,437    3,166,204
     VTG AG.................................................    90,523    5,416,932
     Wacker Chemie AG.......................................    47,794    4,269,169
     Wacker Neuson SE.......................................   200,964    4,462,882
     Washtec AG.............................................    66,493    5,124,047
     Wuestenrot & Wuerttembergische AG......................   108,965    2,204,909
#    XING SE................................................    18,521    5,568,703
     Zeal Network SE........................................    46,356    1,125,552
                                                             --------- ------------
TOTAL GERMANY...............................................            861,996,572
                                                                       ------------
IRELAND -- (1.0%)
     C&C Group P.L.C........................................ 1,085,694    4,035,280
     C&C Group P.L.C........................................   399,607    1,497,187
*    Cairn Homes P.L.C......................................   282,593      452,625
     Datalex P.L.C..........................................   107,125      263,593
     FBD Holdings P.L.C.....................................   125,459    1,477,107
     FBD Holdings P.L.C.....................................       857       10,403
     Glanbia P.L.C..........................................   214,971    3,800,768
     Glanbia P.L.C..........................................   700,613   12,429,963
     IFG Group P.L.C........................................   302,015      562,676
*    Independent News & Media P.L.C......................... 1,939,277      161,640
     Irish Continental Group P.L.C..........................   494,548    2,913,834
     Irish Continental Group P.L.C..........................   234,200    1,367,830
     Kingspan Group P.L.C...................................   438,083   19,033,686
*    Permanent TSB Group Holdings P.L.C.....................   127,648      274,189
     Smurfit Kappa Group P.L.C..............................   385,294   12,526,142
                                                             --------- ------------
TOTAL IRELAND...............................................             60,806,923
                                                                       ------------
ISRAEL -- (2.6%)
     Adgar Investment and Development, Ltd..................     6,982       11,167
*    ADO Group, Ltd.........................................    91,502    2,005,719
     Afcon Holdings, Ltd....................................       764       34,921
# *  Africa Israel Properties, Ltd..........................    88,767    2,302,430
     Africa Israel Residences, Ltd..........................     2,237       36,710
*    Airport City, Ltd......................................   437,203    5,090,832
     Albaad Massuot Yitzhak, Ltd............................     2,660       27,858
*    Allot Communications, Ltd..............................   166,831    1,074,337
     Alony Hetz Properties & Investments, Ltd...............   526,174    5,005,023
     Alrov Properties and Lodgings, Ltd.....................    48,833    1,496,159
     Amot Investments, Ltd..................................   692,577    3,440,276
     Arad, Ltd..............................................    15,796      186,233
*    Arko Holdings, Ltd..................................... 1,440,389      741,929
     Ashtrom Group, Ltd.....................................    56,634      239,628
#    Ashtrom Properties, Ltd................................   193,644      806,875
     AudioCodes, Ltd........................................   169,415    2,091,684
     Avgol Industries 1953, Ltd.............................   468,925      484,785
*    Azorim-Investment Development & Construction Co., Ltd..   434,861      386,539

                                      89

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
ISRAEL -- (Continued)
     Bayside Land Corp......................................     5,400 $2,319,773
     Bet Shemesh Engines Holdings 1997, Ltd.................     3,766     88,462
     Big Shopping Centers, Ltd..............................    29,999  1,955,929
# *  BioLine RX, Ltd........................................    96,617     67,599
#    Blue Square Real Estate, Ltd...........................    35,427  1,254,294
*    Bonus Biogroup, Ltd....................................   613,036     89,062
# *  Brack Capital Properties NV............................    17,170  1,826,972
*    Brainsway, Ltd.........................................    19,857    121,217
     Camtek, Ltd............................................    83,671    682,120
#    Carasso Motors, Ltd....................................    94,524    484,627
     Castro Model, Ltd......................................       145      3,619
# *  Cellcom Israel, Ltd....................................   312,554  1,969,808
*    Ceragon Networks, Ltd..................................   266,244    886,593
*    Clal Biotechnology Industries, Ltd.....................   182,384    161,092
*    Clal Insurance Enterprises Holdings, Ltd...............   150,209  2,490,542
     Cohen Development & Industrial Buildings, Ltd..........     3,184     78,740
# *  Compugen, Ltd..........................................   188,351    552,034
     Danel Adir Yeoshua, Ltd................................    17,514    836,207
     Delek Automotive Systems, Ltd..........................   204,232  1,152,448
     Delek Group, Ltd.......................................    10,965  1,838,505
#    Delta-Galil Industries, Ltd............................    72,570  2,039,478
     Dexia Israel Bank, Ltd.................................     1,031    191,812
     Direct Insurance Financial Investments, Ltd............   111,017  1,252,964
     Dor Alon Energy in Israel 1988, Ltd....................     9,069    126,005
# *  El Al Israel Airlines..................................   803,092    229,922
#    Electra Consumer Products 1970, Ltd....................    29,796    322,113
     Electra, Ltd...........................................    11,376  2,750,082
*    Elron Electronic Industries, Ltd.......................    92,425    301,063
*    Energix-Renewable Energies, Ltd........................   757,422    855,935
# *  Enlight Renewable Energy, Ltd.......................... 2,163,770  1,069,740
*    Equital, Ltd...........................................     2,248     56,123
# *  Evogene, Ltd...........................................    79,189    209,274
     First International Bank Of Israel, Ltd................    82,661  1,780,065
     FMS Enterprises Migun, Ltd.............................    18,743    474,193
# *  Foresight Autonomous Holdings, Ltd.....................   172,589     70,568
#    Formula Systems 1985, Ltd..............................    56,663  2,200,151
     Fox Wizel, Ltd.........................................    48,897    927,350
*    Gilat Satellite Networks, Ltd..........................   218,298  2,071,172
     Hadera Paper, Ltd......................................    19,289  1,410,909
     Hamlet Israel-Canada, Ltd..............................    32,241    809,277
     Harel Insurance Investments & Financial Services, Ltd..   715,680  5,234,687
     Hilan, Ltd.............................................    78,443  1,843,324
     IDI Insurance Co., Ltd.................................    39,854  2,240,092
# *  Industrial Buildings Corp., Ltd........................   833,882  1,153,228
#    Inrom Construction Industries, Ltd.....................   309,702  1,083,486
     Intec Pharma, Ltd......................................    24,773    147,152
     Israel Discount Bank, Ltd., Class A.................... 1,210,316  3,955,264
# *  Israel Land Development Co., Ltd. (The)................    29,765    235,781
     Isras Investment Co., Ltd..............................     4,675    527,397
#    Issta Lines, Ltd.......................................    11,573    182,399
*    Jerusalem Oil Exploration..............................    55,094  3,163,170
*    Kamada, Ltd............................................   177,993    955,032
     Kenon Holdings, Ltd....................................    79,136  1,262,661
     Kerur Holdings, Ltd....................................    28,592    733,427
     Klil Industries, Ltd...................................     5,219    444,461
     Maabarot Products, Ltd.................................    22,937    239,304
     Magic Software Enterprises, Ltd........................   118,171    982,128

                                      90

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
ISRAEL -- (Continued)
     Matrix IT, Ltd.........................................    221,492 $  2,578,977
     Maytronics, Ltd........................................    231,300    1,429,881
# *  Mazor Robotics, Ltd....................................    230,878    6,717,863
#    Mediterranean Towers, Ltd..............................    291,699      508,573
     Mega Or Holdings, Ltd..................................     70,295      776,677
     Meitav Dash Investments, Ltd...........................     91,774      274,615
#    Melisron, Ltd..........................................     80,406    3,409,161
     Menora Mivtachim Holdings, Ltd.........................    161,602    1,798,935
     Migdal Insurance & Financial Holding, Ltd..............  2,192,100    2,422,031
     Minrav Holdings, Ltd...................................        263       27,142
#    Mivtach Shamir Holdings, Ltd...........................     23,078      420,735
     Naphtha Israel Petroleum Corp., Ltd....................    214,252    1,343,946
#    Nawi Brothers, Ltd.....................................     98,368      547,229
     Neto ME Holdings, Ltd..................................      8,982      740,318
*    Nova Measuring Instruments, Ltd........................    167,287    3,690,943
*    NR Spuntech Industries, Ltd............................     76,176      222,222
     Oil Refineries, Ltd....................................  9,189,374    4,368,278
     One Software Technologies, Ltd.........................        552       21,101
# *  Partner Communications Co., Ltd........................    680,634    3,440,279
     Paz Oil Co., Ltd.......................................     48,898    7,321,724
*    Perion Network, Ltd....................................      5,485       17,185
     Phoenix Holdings, Ltd. (The)...........................    459,596    2,542,721
     Plasson Industries, Ltd................................     20,285      957,266
     Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....     43,717    2,227,869
# *  Redhill Biopharma, Ltd.................................    366,770      285,786
     Scope Metals Group, Ltd................................     40,603    1,092,957
#    Shapir Engineering and Industry, Ltd...................    449,999    1,642,686
# *  Shikun & Binui, Ltd....................................  1,234,883    2,352,419
#    Shufersal, Ltd.........................................    731,044    4,640,762
*    SodaStream International, Ltd..........................     10,117    1,448,935
     Strauss Group, Ltd.....................................     72,285    1,584,953
     Summit Real Estate Holdings, Ltd.......................    178,144    1,603,873
# *  Suny Cellular Communication, Ltd.......................    473,129      241,995
#    Tadiran Holdings, Ltd..................................     14,981      374,577
*    Tower Semiconductor, Ltd...............................    315,502    4,889,624
# *  Union Bank of Israel...................................    199,952      898,292
#    YH Dimri Construction & Development, Ltd...............      1,529       24,113
                                                             ---------- ------------
TOTAL ISRAEL................................................             156,740,580
                                                                        ------------
ITALY -- (8.9%)
# *  A.S. Roma SpA..........................................    856,401      477,678
     A2A SpA................................................ 11,245,170   18,119,959
     ACEA SpA...............................................    354,513    4,653,927
*    Aeffe SpA..............................................    236,060      603,274
     Aeroporto Guglielmo Marconi Di Bologna SpA.............      5,184       74,249
     Amplifon SpA...........................................    603,829   10,696,407
     Anima Holding SpA......................................  1,643,167    6,871,045
*    Ansaldo STS SpA........................................    357,955    5,145,801
     Aquafil SpA............................................     29,879      346,825
*    Arnoldo Mondadori Editore SpA..........................    896,526    1,546,977
     Ascopiave SpA..........................................    484,233    1,587,884
# *  Astaldi SpA............................................    319,223      202,053
     Autogrill SpA..........................................    830,132    8,161,487
     Autostrade Meridionali SpA.............................      3,917      107,238
#    Avio SpA...............................................     55,051      716,003

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CONTINUED


                                                               SHARES      VALUE>>
                                                             ----------- -----------
ITALY -- (Continued)
#    Azimut Holding SpA.....................................     819,857 $10,094,571
#    B&C Speakers SpA.......................................      18,289     233,878
# *  Banca Carige SpA....................................... 148,414,098     822,688
     Banca Farmafactoring SpA...............................     283,500   1,458,293
     Banca Finnat Euramerica SpA............................     616,149     216,080
     Banca Generali SpA.....................................     392,887   7,564,815
#    Banca IFIS SpA.........................................     143,766   2,525,905
     Banca Mediolanum SpA...................................   1,596,860   9,252,207
# *  Banca Monte dei Paschi di Siena SpA....................     213,039     349,757
     Banca Popolare di Sondrio SCPA.........................   3,123,738   9,847,499
#    Banca Profilo SpA......................................   1,814,636     334,631
#    Banca Sistema SpA......................................     331,868     631,050
# *  Banco BPM SpA..........................................   9,509,050  17,826,255
#    Banco di Desio e della Brianza SpA.....................     238,796     489,193
     BasicNet SpA...........................................     159,481     851,020
#    BE.....................................................     564,587     533,611
     Biesse SpA.............................................      88,272   2,028,997
#    BPER Banca.............................................   3,576,937  13,574,474
     Brembo SpA.............................................   1,025,965  11,358,351
     Brunello Cucinelli SpA.................................     222,011   7,599,365
#    Buzzi Unicem SpA.......................................     541,578  10,399,492
     Cairo Communication SpA................................     491,931   1,555,004
*    Caltagirone Editore SpA................................       6,277       8,887
#    Carraro SpA............................................     162,374     360,263
     Cembre SpA.............................................      24,165     550,670
     Cementir Holding SpA...................................     334,012   2,051,709
     Cerved Group SpA.......................................   1,282,705  10,229,343
     CIR-Compagnie Industriali Riunite SpA..................   2,406,730   2,557,954
     Credito Emiliano SpA...................................     539,951   3,220,081
*    Credito Valtellinese SpA...............................  46,943,662   4,903,779
# *  d'Amico International Shipping SA......................   1,350,290     134,501
     Danieli & C Officine Meccaniche SpA....................      89,559   1,673,789
     Datalogic SpA..........................................     124,196   3,647,297
     De' Longhi SpA.........................................     371,086   9,820,507
     DeA Capital SpA........................................     727,037   1,058,005
     DiaSorin SpA...........................................     148,350  14,071,453
     Digital Bros SpA.......................................      17,463     179,464
     El.En. SpA.............................................       2,365      46,254
*    Elica SpA..............................................      76,131     163,384
     Emak SpA...............................................     335,269     464,157
     Enav SpA...............................................   1,583,529   7,137,590
# *  ePrice SpA.............................................      99,656     165,841
     ERG SpA................................................     413,405   7,711,696
#    Esprinet SpA...........................................     208,274     914,785
*    Eurotech SpA...........................................     252,395   1,076,374
*    Exprivia SpA...........................................     109,673     120,223
     Falck Renewables SpA...................................     899,544   1,817,288
*    Fiera Milano SpA.......................................      87,551     378,199
#    Fila SpA...............................................     112,641   2,004,660
*    Fincantieri SpA........................................   3,767,009   5,488,099
     FinecoBank Banca Fineco SpA............................     503,155   5,258,786
     FNM SpA................................................   1,049,730     598,376
# *  GEDI Gruppo Editoriale SpA.............................     927,122     374,779
#    Gefran SpA.............................................      37,987     274,529
#    Geox SpA...............................................     604,392   1,092,304
#    Gruppo MutuiOnline SpA.................................     145,928   2,600,351
     Hera SpA...............................................   5,616,955  15,502,092

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CONTINUED


                                                       SHARES     VALUE>>
                                                      --------- -----------
     ITALY -- (Continued)
     # *  IMMSI SpA.................................. 1,274,433 $   607,050
          Industria Macchine Automatiche SpA.........   112,990   6,775,677
          Infrastrutture Wireless Italiane SpA.......   607,924   4,227,503
     # *  Intek Group SpA............................ 1,988,417     719,950
          Interpump Group SpA........................   487,515  14,064,838
          Iren SpA................................... 4,364,107   9,443,887
          Italgas SpA................................ 3,384,546  17,462,733
          Italmobiliare SpA..........................    45,163     996,448
          IVS Group SA...............................    56,191     676,708
     # *  Juventus Football Club SpA................. 3,178,690   3,365,454
          La Doria SpA...............................    73,967     804,445
          Leonardo SpA...............................   786,405   8,525,178
          Maire Tecnimont SpA........................   976,043   4,266,619
          MARR SpA...................................   214,286   5,185,256
          Massimo Zanetti Beverage Group SpA.........    65,668     449,358
     # *  Mediaset SpA............................... 4,201,139  12,641,580
          Moncler SpA................................    15,293     531,092
     # *  Mondo TV SpA...............................    89,356     340,460
          Nice SpA...................................   161,881     506,817
     # *  Openjobmetis SpA agenzia per il lavoro.....    61,558     563,380
     # *  OVS SpA....................................   977,759   1,726,566
     #    Panariagroup Industrie Ceramiche SpA.......    73,107     190,218
          Parmalat SpA...............................   756,306   2,328,561
          Piaggio & C SpA............................ 1,160,095   2,482,342
     #    Prima Industrie SpA........................    32,468     800,387
          Prysmian SpA...............................   909,835  17,675,089
          RAI Way SpA................................   468,523   2,424,851
          Reno de Medici SpA......................... 1,258,378   1,233,330
          Reply SpA..................................   127,636   7,072,775
     #    Retelit SpA................................   812,002   1,301,131
     # *  Rizzoli Corriere Della Sera Mediagroup SpA.   747,835     760,033
          Sabaf SpA..................................    46,764     692,161
          SAES Getters SpA...........................    47,938     960,739
     # *  Safilo Group SpA...........................   233,748     436,275
     *    Saipem SpA................................. 4,217,382  23,063,725
     #    Salini Impregilo SpA....................... 1,282,257   2,826,487
          Salvatore Ferragamo SpA....................   323,065   7,642,046
          Saras SpA.................................. 3,787,516   7,395,267
          Servizi Italia SpA.........................    62,874     242,091
          Sesa SpA...................................    46,552   1,261,861
          Societa Cattolica di Assicurazioni SC...... 1,153,283   9,317,095
          Societa Iniziative Autostradali e Servizi
            SpA......................................   518,087   7,299,240
     # *  Sogefi SpA.................................   323,297     575,107
     #    SOL SpA....................................   169,140   2,036,054
          Tamburi Investment Partners SpA............   709,442   4,622,443
          Technogym SpA..............................   653,410   7,135,445
          Tecnoinvestimenti SpA......................    63,944     458,728
     # *  Tiscali SpA................................ 9,160,788     100,699
     #    Tod's SpA..................................    73,658   4,503,327
     # *  TREVI - Finanziaria Industriale SpA........   509,518     155,454
          TXT e-solutions SpA........................    26,857     248,200
     #    Unieuro SpA................................    45,290     548,509
     #    Unione di Banche Italiane SpA.............. 7,724,232  23,575,581
          Unipol Gruppo SpA.......................... 2,932,632  11,802,355
     #    UnipolSai Assicurazioni SpA................ 4,384,980   9,573,504

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
ITALY -- (Continued)
     Zignago Vetro SpA......................................   168,455 $  1,567,203
                                                             --------- ------------
TOTAL ITALY.................................................            534,704,724
                                                                       ------------
NETHERLANDS -- (6.0%)
     Aalberts Industries NV.................................   704,568   25,828,121
#    Accell Group NV........................................   154,132    2,678,239
     AFC Ajax NV............................................    13,955      208,594
# *  Altice Europe NV....................................... 2,479,499    5,898,828
*    Altice Europe NV, Class B..............................    99,352      237,077
#    AMG Advanced Metallurgical Group NV....................   206,324    9,816,640
#    Amsterdam Commodities NV...............................   113,039    2,366,787
     APERAM SA..............................................   390,560   13,336,778
#    Arcadis NV.............................................   495,339    6,677,740
     ASM International NV...................................   346,018   14,854,028
     ASR Nederland NV.......................................    82,142    3,729,018
*    Basic-Fit NV...........................................   112,451    3,237,656
#    BE Semiconductor Industries NV.........................   538,009   11,501,529
#    Beter Bed Holding NV...................................    22,883      124,925
     BinckBank NV...........................................   388,322    1,880,245
#    Boskalis Westminster...................................   654,419   18,816,387
#    Brunel International NV................................   150,988    1,867,403
     Corbion NV.............................................   405,868   12,323,951
     Flow Traders...........................................   202,622    6,462,210
     ForFarmers NV..........................................   186,963    2,105,586
# *  Fugro NV...............................................   597,586    7,677,824
*    Gemalto NV.............................................   306,999   17,509,677
*    Gemalto NV.............................................   231,595   13,210,242
     GrandVision NV.........................................   285,988    7,211,925
*    Heijmans NV............................................   161,687    1,741,545
     Hunter Douglas NV......................................    23,885    1,592,151
     IMCD NV................................................   298,658   20,252,701
#    Intertrust NV..........................................   401,930    6,483,813
     KAS Bank NV............................................    99,500      720,571
#    Kendrion NV............................................   103,753    3,137,800
#    Koninklijke BAM Groep NV............................... 1,828,327    6,281,032
     Koninklijke Vopak NV...................................   443,568   20,059,502
*    Lucas Bols NV..........................................    20,321      363,378
     Nederland Apparatenfabriek.............................    33,455    1,619,161
*    OCI NV.................................................   521,247   14,810,122
     Ordina NV..............................................   673,792    1,278,585
#    PostNL NV.............................................. 3,165,581    9,352,455
     SBM Offshore NV........................................ 1,292,245   22,265,899
#    SIF Holding NV.........................................    35,317      591,347
     Signify NV.............................................   683,594   16,840,008
#    Sligro Food Group NV...................................   164,297    7,282,237
*    Takeaway.com NV........................................   102,690    6,038,963
     TKH Group NV...........................................   265,655   13,418,693
*    TomTom NV..............................................   971,261    8,111,630
     Van Lanschot Kempen NV.................................    71,602    1,753,724
#    Wessanen...............................................   484,021    5,068,184
                                                             --------- ------------
TOTAL NETHERLANDS...........................................            358,624,911
                                                                       ------------
NORWAY -- (2.4%)
     ABG Sundal Collier Holding ASA......................... 2,159,070    1,293,047
     AF Gruppen ASA.........................................    49,296      745,317
*    Akastor ASA............................................ 1,077,318    2,100,058

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
NORWAY -- (Continued)
*    Aker Solutions ASA..................................... 1,083,854 $7,131,592
     American Shipping Co. ASA..............................   195,707    813,171
*    Archer, Ltd............................................   690,401    570,841
     Arendals Fossekompani A.S..............................        90     32,865
#    Atea ASA...............................................   446,437  5,884,384
     Austevoll Seafood ASA..................................   401,957  6,459,880
# *  Avance Gas Holding, Ltd................................   375,664    939,255
# *  Axactor SE.............................................   778,404  2,037,430
#    B2Holding ASA..........................................   649,274  1,093,535
     Bakkafrost P/F.........................................    15,893    892,867
     Bonheur ASA............................................   140,320  1,659,547
     Borregaard ASA.........................................   646,687  5,824,021
# *  BW LPG, Ltd............................................   667,605  3,149,888
*    BW Offshore, Ltd.......................................   837,993  5,363,727
     Data Respons ASA.......................................    14,736     44,283
     DNO ASA................................................ 4,418,295  8,445,802
# *  DOF ASA................................................   735,979    542,661
     Entra ASA..............................................    59,049    799,012
#    Europris ASA........................................... 1,024,143  2,725,401
*    FLEX LNG, Ltd..........................................   997,557  1,750,203
# *  Frontline, Ltd.........................................   405,079  2,932,346
# *  Funcom NV..............................................   502,785  1,067,504
     Grieg Seafood ASA......................................   327,246  4,770,895
#    Hexagon Composites ASA.................................   507,665  1,513,992
#    Hoegh LNG Holdings, Ltd................................   258,448  1,207,016
# *  IDEX ASA...............................................   506,708    338,493
     Itera ASA..............................................    10,713     12,250
*    Kongsberg Automotive ASA............................... 2,171,519  2,034,847
     Kongsberg Gruppen ASA..................................    46,352    761,071
*    Kvaerner ASA........................................... 1,605,790  2,782,894
*    Magnora ASA............................................   124,800    101,926
# *  NEL ASA................................................ 5,447,319  2,786,312
*    Next Biometrics Group A.S..............................    36,548    214,281
# *  Nordic Nanovector ASA..................................   230,106  1,516,680
# *  Nordic Semiconductor ASA...............................   884,263  3,764,108
     Norway Royal Salmon ASA................................    79,669  2,343,977
# *  Norwegian Air Shuttle ASA..............................   163,645  4,169,515
*    Norwegian Finans Holding ASA...........................   349,270  3,119,540
     Norwegian Property ASA.................................   805,865    987,838
#    Ocean Yield ASA........................................   295,940  2,244,588
# *  Odfjell Drilling, Ltd..................................   532,640  1,946,510
     Odfjell SE, Class A....................................   137,586    497,766
     Olav Thon Eiendomsselskap ASA..........................   104,037  1,804,798
*    Otello Corp. ASA.......................................   221,462    371,744
# *  Panoro Energy ASA......................................   308,482    585,718
*    Petroleum Geo-Services ASA............................. 2,204,670  6,852,280
# *  PhotoCure ASA..........................................   106,211    627,680
*    Prosafe SE.............................................   301,992    888,482
# *  Protector Forsikring ASA...............................   366,464  1,691,539
*    Q-Free ASA.............................................   179,836    162,074
# *  REC Silicon ASA........................................ 6,681,258    476,808
#    Sbanken ASA............................................   337,284  3,359,196
#    Scatec Solar ASA.......................................   570,555  3,882,617
     Selvaag Bolig ASA......................................   256,708  1,148,978
     Solon Eiendom ASA......................................    41,279    136,984
# *  Solstad Offshore ASA...................................   675,336    239,931
     SpareBank 1 SR-Bank ASA................................    48,387    537,905

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
NORWAY -- (Continued)
     Spectrum ASA...........................................    201,208 $  1,327,811
     Stolt-Nielsen, Ltd.....................................    185,151    2,486,142
# *  Thin Film Electronics ASA..............................  2,062,851      225,315
     Tomra Systems ASA......................................    291,263    7,215,087
     Treasure ASA...........................................    306,583      396,071
#    Veidekke ASA...........................................    555,649    5,797,827
# *  Wallenius Wilhelmsen ASA...............................    101,766      349,672
     Wilh Wilhelmsen Holding ASA, Class A...................     68,304    1,377,058
#    XXL ASA................................................     29,167      150,077
                                                             ---------- ------------
TOTAL NORWAY................................................             143,504,930
                                                                        ------------
PORTUGAL -- (1.1%)
     Altri SGPS SA..........................................    601,279    5,269,463
*    Banco Comercial Portugues SA........................... 64,683,272   17,398,916
#    CTT-Correios de Portugal SA............................  1,043,611    4,002,476
     Ibersol SGPS SA........................................     36,721      352,771
*    Mota-Engil SGPS SA.....................................    850,092    1,683,525
     Navigator Co. SA (The).................................  1,996,077    9,934,644
     NOS SGPS SA............................................  1,766,570    9,908,525
     Novabase SGPS SA.......................................     72,649      203,601
#    REN - Redes Energeticas Nacionais SGPS SA..............  2,954,394    7,866,290
     Semapa-Sociedade de Investimento e Gestao..............    172,045    3,281,372
     Sonae Capital SGPS SA..................................    789,547      689,158
     Sonae SGPS SA..........................................  6,124,902    6,119,741
*    Teixeira Duarte SA.....................................    797,539      159,730
                                                             ---------- ------------
TOTAL PORTUGAL..............................................              66,870,212
                                                                        ------------
SPAIN -- (5.8%).............................................
#    Acciona SA.............................................    206,462   17,415,328
     Acerinox SA............................................  1,262,541   14,107,529
# *  Adveo Group International SA...........................    104,096       46,877
     Alantra Partners SA....................................     47,930      758,800
     Almirall SA............................................    472,247    8,556,122
# *  Amper SA...............................................  6,327,556    1,871,567
     Applus Services SA.....................................    879,100   11,951,330
#    Atresmedia Corp. de Medios de Comunicacion SA..........    609,294    3,431,600
     Azkoyen SA.............................................     67,253      549,703
*    Baron de Ley...........................................     13,441    1,628,546
#    Bolsas y Mercados Espanoles SHMSF SA...................    508,291   15,035,761
     Cellnex Telecom SA.....................................  1,049,614   26,110,496
     Cia de Distribucion Integral Logista Holdings SA.......    353,552    8,536,006
     CIE Automotive SA......................................    491,572   13,010,184
     Construcciones y Auxiliar de Ferrocarriles SA..........    117,658    4,416,862
# *  Deoleo SA..............................................  2,088,552      205,365
     Deoleo SA..............................................    452,504       44,334
#    Distribuidora Internacional de Alimentacion SA.........  3,849,981    2,903,098
# *  Duro Felguera SA....................................... 16,320,605      219,996
#    Ebro Foods SA..........................................    515,327   10,115,617
# *  eDreams ODIGEO SA......................................    411,386    1,675,236
     Elecnor SA.............................................    200,108    2,536,930
     Enagas SA..............................................  1,198,599   31,779,001
     Ence Energia y Celulosa SA.............................  1,118,132    9,392,126
     Ercros SA..............................................    815,730    3,707,484
#    Euskaltel SA...........................................    494,219    4,137,617
     Faes Farma SA..........................................  1,856,021    7,804,703
     Fluidra SA.............................................    338,754    4,095,816

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
SPAIN -- (Continued)
*    Fomento de Construcciones y Contratas SA...............    290,309 $  3,863,596
# *  Global Dominion Access SA..............................    676,978    3,615,274
     Grupo Catalana Occidente SA............................    244,400   10,095,858
# *  Grupo Empresarial San Jose SA..........................    132,268      725,922
# *  Grupo Ezentis SA.......................................  1,683,706    1,273,091
     Iberpapel Gestion SA...................................     45,010    1,532,581
     Iberpapel Gestion SA...................................        450       15,345
*    Indra Sistemas SA......................................    873,688    8,635,025
#    Laboratorios Farmaceuticos Rovi SA.....................     70,000    1,293,517
*    Liberbank SA........................................... 12,379,578    5,792,715
*    Masmovil Ibercom S.A...................................      1,332      172,896
     Mediaset Espana Comunicacion SA........................  1,104,946    7,513,453
     Melia Hotels International SA..........................    793,796    8,157,227
     Miquel y Costas & Miquel SA............................     90,253    2,963,297
# *  Natra SA...............................................    244,091      241,813
#    Obrascon Huarte Lain SA................................    926,681    1,057,808
     Papeles y Cartones de Europa SA........................    320,535    6,065,612
     Parques Reunidos Servicios Centrales SAU...............     44,412      552,837
# *  Pharma Mar SA..........................................  1,239,595    1,513,340
     Prim SA................................................     39,523      563,881
# *  Promotora de Informaciones SA, Class A.................  1,879,113    3,412,043
     Prosegur Cia de Seguridad SA...........................  1,713,380    9,515,607
*    Quabit Inmobiliaria SA.................................    822,737    1,580,999
*    Realia Business SA.....................................  1,376,419    1,543,485
     Renta 4 Banco SA.......................................        442        3,754
     Sacyr S.A..............................................  3,024,288    7,300,119
*    Solaria Energia y Medio Ambiente SA....................    394,667    1,699,276
# *  Talgo SA...............................................    527,275    2,677,390
#    Tecnicas Reunidas SA...................................    234,914    6,316,277
     Telepizza Group SA.....................................    135,228      701,730
# *  Tubacex SA.............................................    801,831    2,841,471
# *  Tubos Reunidos SA......................................    785,848      176,684
     Unicaja Banco S.A......................................    456,225      584,007
     Vidrala SA.............................................    102,004    8,470,870
     Viscofan SA............................................    281,337   16,828,526
*    Vocento SA.............................................    352,577      494,593
     Zardoya Otis SA........................................  1,127,421    7,718,035
                                                             ---------- ------------
TOTAL SPAIN.................................................             343,553,988
                                                                        ------------
SWEDEN -- (7.2%)
     AAK AB.................................................    440,933    6,646,342
*    AcadeMedia AB..........................................    267,750    1,226,361
     Acando AB..............................................    901,661    3,172,393
#    AddLife AB.............................................     80,075    1,835,643
#    AddNode Group AB.......................................     56,993      697,642
     AddTech AB, Class B....................................    323,447    6,614,781
     AF AB, Class B.........................................    476,390   10,217,195
     Ahlsell AB.............................................    931,019    4,712,312
#    Alimak Group AB........................................    231,132    3,253,456
# *  Anoto Group AB.........................................    313,692      111,962
# *  Anoto Group AB.........................................     24,130       10,020
*    Arise AB...............................................     36,861       70,366
     Arjo AB, Class B.......................................    368,470    1,251,950
     Atrium Ljungberg AB, Class B...........................    183,542    3,109,235
     Attendo AB.............................................    514,461    4,652,213
#    Avanza Bank Holding AB.................................    140,463    7,511,141

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
SWEDEN -- (Continued)
*    BE Group AB............................................    27,710 $   131,734
     Beijer Alma AB.........................................   268,031   4,042,496
# *  Beijer Electronics Group AB............................    80,992     377,191
     Beijer Ref AB..........................................   246,015   3,885,283
     Bergman & Beving AB....................................   183,702   1,724,669
#    Besqab AB..............................................    21,962     277,934
     Betsson AB.............................................   775,690   6,735,325
     Bilia AB, Class A......................................   628,332   5,885,301
#    BillerudKorsnas AB.....................................   908,745  10,764,508
     BioGaia AB, Class B....................................   112,381   4,549,769
     Biotage AB.............................................   391,241   5,126,917
     Bjorn Borg AB..........................................    99,769     238,525
     Bonava AB..............................................    12,198     135,822
     Bonava AB, Class B.....................................   418,059   4,721,859
     Bravida Holding AB.....................................   599,657   4,405,452
     Bufab AB...............................................   201,951   2,044,394
#    Bulten AB..............................................   114,896   1,242,828
     Bure Equity AB.........................................   362,928   4,724,578
#    Byggmax Group AB.......................................   363,928   1,484,004
     Catena AB..............................................   119,979   2,437,552
# *  Cavotec SA.............................................    66,402     153,855
#    Clas Ohlson AB, Class B................................   121,893   1,024,410
     Cloetta AB, Class B.................................... 1,520,378   4,582,735
# *  CLX Communications AB..................................    40,200     449,541
*    Collector AB...........................................   140,712     821,953
     Com Hem Holding AB.....................................   807,301  12,595,112
     Concentric AB..........................................   370,121   4,966,762
     Coor Service Management Holding AB.....................   204,469   1,440,671
     Corem Property Group AB................................   163,626     195,791
     Dedicare AB, Class B...................................    20,550     126,951
     Dios Fastigheter AB....................................   792,725   4,775,073
     Dometic Group AB.......................................   642,953   4,490,306
# *  Doro AB................................................   155,569     696,042
#    Duni AB................................................   216,832   2,432,744
#    Dustin Group AB........................................   378,643   3,037,139
     Eastnine AB............................................   111,436   1,045,797
     Elanders AB, Class B...................................    53,806     556,059
# *  Eltel AB...............................................   192,132     417,086
# *  Enea AB................................................    83,607     972,496
#    eWork Group AB.........................................    32,666     310,245
     Fabege AB..............................................   605,493   7,731,771
#    Fagerhult AB...........................................   207,289   1,821,757
     Fenix Outdoor International AG.........................    17,308   1,715,441
# *  Fingerprint Cards AB, Class B..........................   634,700     784,559
     Getinge AB, Class B....................................   134,953   1,323,800
     Granges AB.............................................   536,918   5,676,350
     Gunnebo AB.............................................   158,478     421,904
     Haldex AB..............................................   232,013   1,962,617
     Heba Fastighets AB, Class B............................    50,958     640,359
*    Hembla AB..............................................    92,667   1,584,578
     Hemfosa Fastigheter AB................................. 1,119,049  13,825,089
     HIQ International AB...................................   176,375     991,279
#    HMS Networks AB........................................    93,914   1,470,386
#    Hoist Finance AB.......................................   404,367   3,242,773
     Holmen AB, Class B.....................................   272,681   6,242,634
#    Humana AB..............................................     2,657      15,967
     Indutrade AB...........................................   328,135   7,876,408

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- -----------
SWEDEN -- (Continued)
     Inwido AB..............................................   330,500 $ 2,202,554
#    JM AB..................................................   452,357   8,580,597
     KappAhl AB.............................................   488,702   1,400,763
     Karo Pharma AB......................................... 1,055,923   4,263,393
     Kindred Group P.L.C.................................... 1,027,612  10,955,573
#    Klovern AB, Class B.................................... 3,842,814   4,433,935
     KNOW IT AB.............................................   159,367   3,099,260
     Kungsleden AB.......................................... 1,240,420   8,670,710
#    Lagercrantz Group AB, Class B..........................   387,276   3,809,697
     Lindab International AB................................   517,119   3,613,102
     Loomis AB, Class B.....................................   455,780  14,092,550
# *  Medivir AB, Class B....................................   169,635     670,373
#    Mekonomen AB...........................................   142,380   1,667,704
#    Mekonomen AB...........................................    81,359     951,292
     Modern Times Group MTG AB, Class B.....................    30,768   1,135,759
     Momentum Group AB, Class B.............................   178,233   1,789,260
#    MQ Holding AB..........................................    25,122      33,921
#    Mycronic AB............................................   466,944   5,856,782
#    NCC AB, Class B........................................    29,960     446,447
     Nederman Holding AB....................................    27,214     297,297
# *  Net Insight AB, Class B................................ 1,129,868     339,499
#    NetEnt AB..............................................   939,633   4,819,442
     New Wave Group AB, Class B.............................   388,933   2,364,409
     Nobia AB...............................................   748,449   4,760,859
     Nobina AB..............................................   622,440   4,153,295
     Nolato AB, Class B.....................................   181,018   8,335,132
     Nordic Waterproofing Holding A.S.......................    44,044     357,346
     NP3 Fastigheter AB.....................................   139,802     933,038
     OEM International AB, Class B..........................    46,319   1,060,981
#    Opus Group AB.......................................... 1,440,504     880,527
# *  Orexo AB...............................................    44,899     305,054
     Oriflame Holding AG....................................   237,287   5,601,588
     Pandox AB..............................................   142,822   2,439,944
     Peab AB................................................ 1,197,346  10,539,714
     Platzer Fastigheter Holding AB, Class B................   178,603   1,153,244
#    Pricer AB, Class B.....................................   870,927     971,003
     Proact IT Group AB.....................................    50,975     979,413
# *  Qliro Group AB.........................................   795,678   1,049,885
*    Radisson Hospitality AB................................   213,747     825,273
     Ratos AB, Class B......................................   648,130   1,750,454
# *  RaySearch Laboratories AB..............................   132,924   1,675,244
*    Recipharm AB, Class B..................................   284,468   4,209,430
#    Resurs Holding AB......................................   360,191   2,386,083
#    Rottneros AB...........................................   641,827     825,560
     Sagax AB, Class B......................................   156,242   2,179,396
*    SAS AB.................................................   802,789   1,812,672
     Scandi Standard AB.....................................   329,799   2,021,672
     Scandic Hotels Group AB................................   390,549   3,569,952
     Sectra AB, Class B.....................................    93,020   2,425,720
     Semcon AB..............................................   107,246     621,153
# *  Sensys Gatso Group AB.................................. 3,866,489     721,196
     SkiStar AB.............................................   162,619   4,238,030
     Sweco AB, Class B......................................   315,292   7,108,900
#    Systemair AB...........................................    84,050     888,703
     Thule Group AB.........................................   620,285  12,282,017
     Troax Group AB.........................................    45,534   1,263,432
     VBG Group AB, Class B..................................    26,108     399,020

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
                                                              SHARES     VALUE>>
                                                             --------- ------------
SWEDEN -- (Continued)
     Vitrolife AB...........................................   378,460 $  5,605,812
#    Wallenstam AB, Class B.................................   969,780    8,737,590
     Wihlborgs Fastigheter AB...............................   936,784   10,568,912
                                                             --------- ------------
TOTAL SWEDEN................................................            427,579,156
                                                                       ------------
SWITZERLAND -- (10.7%)......................................
     Allreal Holding AG.....................................    91,312   14,007,421
*    Alpiq Holding AG.......................................    11,764      992,656
     ALSO Holding AG........................................    34,151    3,870,521
#    ams AG.................................................   285,353   11,116,567
     APG SGA SA.............................................     8,084    2,847,027
# *  Arbonia AG.............................................   306,121    3,840,152
# *  Aryzta AG..............................................   543,826    5,072,227
     Ascom Holding AG.......................................   227,366    3,626,010
#    Autoneum Holding AG....................................    20,419    3,946,638
     Bachem Holding AG, Class B.............................    17,748    2,075,336
#    Banque Cantonale de Geneve.............................     9,027    1,743,121
     Banque Cantonale du Jura SA............................     4,071      220,397
     Banque Cantonale Vaudoise..............................    11,753    8,784,360
     Belimo Holding AG......................................     2,689   12,026,394
     Bell Food Group AG.....................................    11,143    3,494,155
     Bellevue Group AG......................................    55,759    1,212,263
     Berner Kantonalbank AG.................................    25,819    5,432,634
     BFW Liegenschaften AG..................................     2,894      126,098
     BKW AG.................................................   119,029    7,549,510
     Bobst Group SA.........................................    55,474    4,193,227
     Bossard Holding AG, Class A............................    39,127    6,379,430
     Bucher Industries AG...................................    46,421   12,802,466
     Burckhardt Compression Holding AG......................    19,886    6,589,568
#    Burkhalter Holding AG..................................    21,961    1,715,242
     Calida Holding AG......................................    28,754      896,261
     Carlo Gavazzi Holding AG...............................     2,222      603,835
     Cembra Money Bank AG...................................   196,416   16,472,947
     Cham Group AG..........................................     2,308      982,247
#    Cicor Technologies, Ltd................................    14,473      723,166
     Cie Financiere Tradition SA............................    10,069    1,059,635
     Coltene Holding AG.....................................    24,027    2,452,134
     Conzzeta AG............................................     8,845    7,909,232
     Daetwyler Holding AG...................................    47,843    7,263,354
     DKSH Holding AG........................................   191,649   12,920,997
#    dormakaba Holding AG...................................    21,077   15,205,814
*    Dottikon Es Holding AG.................................       143       72,783
#    Dufry AG...............................................    45,079    5,079,495
     EFG International AG...................................   553,849    3,906,712
     Emmi AG................................................    14,170   10,299,298
     Energiedienst Holding AG...............................    74,815    2,190,750
# *  Evolva Holding SA...................................... 3,298,014      851,065
#    Feintool International Holding AG......................    13,613    1,275,552
     Flughafen Zurich AG....................................    67,199   13,280,723
     Forbo Holding AG.......................................     7,693   11,291,704
     GAM Holding AG......................................... 1,257,924    7,304,947
     Georg Fischer AG.......................................    28,198   26,233,883
     Gurit Holding AG.......................................     2,451    2,225,416
     Helvetia Holding AG....................................    49,892   30,560,119
     Hiag Immobilien Holding AG.............................    14,198    1,675,756
#    HOCHDORF Holding AG....................................     7,010    1,069,006

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
                                                              SHARES     VALUE>>
                                                             --------- -----------
SWITZERLAND -- (Continued)
     Huber & Suhner AG......................................    77,713 $ 5,319,439
     Hypothekarbank Lenzburg AG.............................         6      26,686
     Implenia AG............................................   105,240   5,850,337
     Inficon Holding AG.....................................    10,930   5,242,178
     Interroll Holding AG...................................     4,329   8,008,926
     Intershop Holding AG...................................     9,490   4,663,193
     Investis Holding SA....................................     1,343      81,592
     Jungfraubahn Holding AG................................     9,390   1,235,095
     Kardex AG..............................................    42,751   5,557,203
     Komax Holding AG.......................................    24,491   6,708,220
#    Kudelski SA............................................   235,411   1,657,162
*    Lastminute.com NV......................................    22,489     412,636
     LEM Holding SA.........................................     3,773   4,312,670
     Liechtensteinische Landesbank AG.......................    48,777   3,147,386
     Logitech International SA..............................   409,386  15,157,223
     Luzerner Kantonalbank AG...............................    18,465   9,258,968
*    MCH Group AG...........................................     6,654     184,873
#    Meier Tobler Group AG..................................    22,913     397,023
     Metall Zug AG..........................................       964   2,846,860
# *  Meyer Burger Technology AG............................. 1,377,244     721,020
     Mikron Holding AG......................................     8,692      78,710
     Mobilezone Holding AG..................................   231,042   2,563,322
     Mobimo Holding AG......................................    40,753   9,074,986
# *  Newron Pharmaceuticals SpA.............................    27,706     236,674
     OC Oerlikon Corp. AG................................... 1,336,754  15,908,963
# *  Orascom Development Holding AG.........................    94,045   1,381,486
#    Orell Fuessli Holding AG...............................     5,028     481,048
     Orior AG...............................................    35,374   3,124,604
#    Panalpina Welttransport Holding AG.....................    69,270   8,464,816
     Phoenix Mecano AG......................................     4,053   2,195,641
     Plazza AG, Class A.....................................     6,745   1,500,424
     PSP Swiss Property AG..................................   288,164  27,804,076
     Rieter Holding AG......................................    18,515   2,499,439
     Romande Energie Holding SA.............................     2,625   3,127,935
#    Schaffner Holding AG...................................     3,238     867,527
*    Schmolz + Bickenbach AG................................ 3,277,068   2,405,540
     Schweiter Technologies AG..............................     6,163   6,998,164
     SFS Group AG...........................................   104,451  10,246,159
     Siegfried Holding AG...................................    27,314  10,956,112
     St Galler Kantonalbank AG..............................    13,623   6,708,052
     Sulzer AG..............................................   115,041  11,547,026
     Sunrise Communications Group AG........................   247,924  21,822,731
     Swiss Prime Site AG....................................    37,441   3,038,088
     Swissquote Group Holding SA............................    61,345   3,189,350
     Tamedia AG.............................................    15,444   1,816,829
     Tecan Group AG.........................................    36,214   8,169,434
     Temenos AG.............................................    43,948   6,040,081
     Thurgauer Kantonalbank.................................     3,152     323,849
     Tornos Holding AG......................................    18,498     150,762
#    u-blox Holding AG......................................    48,136   6,031,697
     Valiant Holding AG.....................................   106,613  12,038,633
     Valora Holding AG......................................    24,609   6,156,328
#    VAT Group AG...........................................   174,607  17,520,466
     Vaudoise Assurances Holding SA.........................     6,190   3,110,545
     Vetropack Holding AG...................................     1,254   2,870,414
# *  Von Roll Holding AG....................................   339,643     413,832
     Vontobel Holding AG....................................   173,187  10,745,409

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CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
SWITZERLAND -- (Continued)
       VP Bank AG.............................................     19,888 $    3,200,671
       VZ Holding AG..........................................     15,617      4,424,043
       Walliser Kantonalbank..................................     18,866      2,116,315
       Warteck Invest AG......................................          2          3,795
#      Ypsomed Holding AG.....................................     21,974      2,949,431
       Zehnder Group AG.......................................     68,022      2,721,493
       Zug Estates Holding AG, Class B........................      1,110      1,878,767
       Zuger Kantonalbank AG..................................        681      3,934,881
                                                               ---------- --------------
TOTAL SWITZERLAND.............................................               641,097,489
                                                                          --------------
UNITED KINGDOM -- (0.1%)
       Rhi Magnesita NV.......................................     64,888      3,245,372
                                                               ---------- --------------
TOTAL COMMON STOCKS...........................................             5,349,800,069
                                                                          --------------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
       Biotest AG.............................................     90,555      2,401,594
#      Draegerwerk AG & Co. KGaA..............................     51,411      2,759,831
       Fuchs Petrolub SE......................................     33,984      1,573,109
       Jungheinrich AG........................................    305,730     10,129,405
       Sartorius AG...........................................     73,965     10,698,533
       Sixt SE................................................    102,981      7,077,064
       STO SE & Co. KGaA......................................     12,355      1,276,770
       Villeroy & Boch AG.....................................     50,436        821,654
                                                               ---------- --------------
TOTAL GERMANY.................................................                36,737,960
                                                                          --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
# *    Intercell AG Rights 05/16/13...........................    254,689              0
                                                               ---------- --------------
NORWAY -- (0.0%)
*      Magnora ASA Rights 11/09/18............................     96,156         61,026
                                                               ---------- --------------
SPAIN -- (0.0%)
*      Vidrala SA Rights 11/12/18.............................    102,005        410,150
                                                               ---------- --------------
SWEDEN -- (0.0%)
# *    Dustin Group AB Rights 11/07/18........................    374,818         58,735
                                                               ---------- --------------
TOTAL RIGHTS/WARRANTS.........................................                   529,911
                                                                          --------------
TOTAL INVESTMENT SECURITIES...................................             5,387,067,940
                                                                          --------------

                                                                             VALUE+
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (9.9%)
@ (S)  DFA Short Term Investment Fund......................... 50,963,280    589,645,153
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,396,620,915).....................................              $5,976,713,093
                                                                          ==============

P.L.C  PublicLimited Company.
SA     Special Assessment.

>>     Securities that have generally been fair value factored. See Note B to Financial
       Statements.
#      Total or Partial Securities on Loan.

SCHEDULE OF INVESTMENTS
CONTINUED


*     Non-Income Producing Securities.
+     See Note B to Financial Statements.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -------------------------------------------------
                                                          LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                        ----------- -------------- ------- --------------
Common Stocks
   Austria.............................................          -- $  169,446,465   --    $  169,446,465
   Belgium............................................. $ 9,566,655    206,662,220   --       216,228,875
   Denmark.............................................          --    322,812,586   --       322,812,586
   Finland.............................................          --    369,853,152   --       369,853,152
   France..............................................          --    672,734,134   --       672,734,134
   Germany.............................................          --    861,996,572   --       861,996,572
   Ireland.............................................          --     60,806,923   --        60,806,923
   Israel..............................................     886,593    155,853,987   --       156,740,580
   Italy...............................................          --    534,704,724   --       534,704,724
   Netherlands.........................................  13,210,242    345,414,669   --       358,624,911
   Norway..............................................          --    143,504,930   --       143,504,930
   Portugal............................................          --     66,870,212   --        66,870,212
   Spain...............................................          --    343,553,988   --       343,553,988
   Sweden..............................................     961,312    426,617,844   --       427,579,156
   Switzerland.........................................          --    641,097,489   --       641,097,489
   United Kingdom......................................          --      3,245,372   --         3,245,372
Preferred Stocks
   Germany.............................................          --     36,737,960   --        36,737,960
Rights/Warrants
   Norway..............................................          --         61,026   --            61,026
   Spain...............................................          --        410,150   --           410,150
   Sweden..............................................          --         58,735   --            58,735
Securities Lending
  Collateral...........................................          --    589,645,153   --       589,645,153
                                                        ----------- --------------   --    --------------
TOTAL.................................................. $24,624,802 $5,952,088,291   --    $5,976,713,093
                                                        =========== ==============   ==    ==============

                          THE EMERGING MARKETS SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES     VALUE>>
                                                            --------- -----------
COMMON STOCKS -- (95.4%)
BRAZIL -- (6.4%)
    Ambev SA, ADR.......................................... 5,984,451 $25,912,673
    Ambev SA...............................................   855,320   3,755,456
    Atacadao Distribuicao Comercio e Industria, Ltd........   154,377     632,193
    B3 SA - Brasil Bolsa Balcao............................ 1,910,917  13,627,768
    Banco Bradesco SA, ADR................................. 1,056,734   9,690,251
    Banco Bradesco SA...................................... 1,025,829   8,338,392
    Banco BTG Pactual SA...................................    14,300      75,967
    Banco do Brasil SA.....................................   698,316   8,021,768
    Banco Santander Brasil SA..............................   374,457   4,246,160
    BB Seguridade Participacoes SA.........................   636,043   4,525,707
    Braskem SA, Sponsored ADR..............................   154,641   4,308,298
*   BRF SA.................................................   853,740   5,024,024
    CCR SA................................................. 2,672,227   7,877,020
*   Centrais Eletricas Brasileiras SA......................   312,777   1,975,080
*   Centrais Eletricas Brasileiras SA, ADR.................    49,971     351,796
    Cia de Saneamento Basico do Estado de Sao Paulo........   457,600   3,436,765
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR...    75,638     561,234
    Cia Energetica de Minas Gerais.........................   103,000     306,661
*   Cia Siderurgica Nacional SA, Sponsored ADR.............   380,551     958,988
*   Cia Siderurgica Nacional SA............................   575,321   1,479,463
    Cielo SA............................................... 1,808,236   6,413,737
    Cosan SA...............................................   324,677   2,813,606
    Embraer SA, Sponsored ADR..............................   329,053   7,328,010
    Engie Brasil Energia SA................................   259,701   2,777,402
    Equatorial Energia SA..................................   333,000   6,083,748
    Fibria Celulose SA.....................................    22,600     436,332
    Fibria Celulose SA, Sponsored ADR......................   196,863   3,781,738
#   Gerdau SA, Sponsored ADR...............................   631,681   2,747,812
    Gerdau SA..............................................   176,416     614,837
    Hypermarcas SA.........................................   373,949   2,992,396
    Itau Unibanco Holding SA...............................   446,626   5,087,324
    JBS SA................................................. 3,108,148   8,560,666
    Klabin SA..............................................   663,900   3,330,650
    Kroton Educacional SA.................................. 2,416,954   7,416,798
    Localiza Rent a Car SA.................................   606,300   4,683,898
    Lojas Americanas SA....................................   158,284     595,453
    Lojas Renner SA........................................ 1,274,302  12,874,850
    M Dias Branco SA.......................................   104,200   1,245,136
    Magazine Luiza SA......................................   114,700   5,202,569
    Multiplan Empreendimentos Imobiliarios SA..............   153,900     951,149
    Natura Cosmeticos SA...................................   302,900   2,652,562
    Petroleo Brasileiro SA, Sponsored ADR.................. 1,299,604  19,260,131
#   Petroleo Brasileiro SA, Sponsored ADR..................   556,265   9,039,306
    Petroleo Brasileiro SA................................. 2,706,971  22,054,376
    Porto Seguro SA........................................   294,829   4,308,156
    Raia Drogasil SA.......................................   402,200   6,789,253
*   Rumo SA................................................ 1,470,651   6,579,696
    Suzano Papel e Celulose SA.............................   714,655   7,268,492
#   Telefonica Brasil SA, ADR..............................    66,193     767,839
    TIM Participacoes SA................................... 1,073,613   3,343,591
    Ultrapar Participacoes SA..............................   311,484   3,703,659
#   Ultrapar Participacoes SA, Sponsored ADR...............   254,308   3,000,834
    Vale SA, Sponsored ADR................................. 1,665,739  25,152,651
    Vale SA................................................ 3,260,013  49,677,633

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES      VALUE>>
                                                             ----------- ------------
BRAZIL -- (Continued)
     WEG SA.................................................     339,933 $  1,644,174
                                                             ----------- ------------
TOTAL BRAZIL                                                              356,286,128
                                                                         ------------
CHILE -- (1.3%)
     AES Gener SA...........................................   2,468,815      697,580
     Aguas Andinas SA, Class A..............................   4,770,656    2,492,495
#    Banco de Chile, ADR....................................      42,825    3,547,147
     Banco de Credito e Inversiones SA......................      70,603    4,420,667
     Banco Santander Chile, ADR.............................     227,071    6,689,512
     Cencosud SA............................................   2,652,360    5,437,799
     Cia Cervecerias Unidas SA..............................     109,017    1,357,633
     Cia Cervecerias Unidas SA, Sponsored ADR...............     113,569    2,847,175
     Colbun SA..............................................  11,908,297    2,267,525
     Embotelladora Andina SA, ADR, Class B..................      22,761      470,925
     Empresa Nacional de Telecomunicaciones SA..............     131,382      950,349
     Empresas CMPC SA.......................................   1,770,268    6,084,849
     Empresas COPEC SA......................................     351,453    4,927,291
     Enel Americas SA, ADR..................................     853,477    6,725,399
     Enel Chile SA, ADR.....................................     811,093    3,487,700
     Itau CorpBanca......................................... 217,080,063    2,006,182
#    Itau CorpBanca, ADR....................................      30,902      400,490
#    Latam Airlines Group SA, Sponsored ADR.................     468,440    4,319,017
     SACI Falabella.........................................     870,305    6,565,335
#    Sociedad Quimica y Minera de Chile SA, Sponsored ADR...     153,936    6,743,936
                                                             ----------- ------------
TOTAL CHILE.................................................               72,439,006
                                                                         ------------
CHINA -- (16.5%)
# *  51job, Inc., ADR.......................................       2,031      124,724
*    58.com, Inc., ADR......................................      40,230    2,638,686
#    AAC Technologies Holdings, Inc.........................     634,000    4,829,342
     Agile Group Holdings, Ltd..............................   2,128,000    2,444,956
     Agricultural Bank of China, Ltd., Class H..............  12,316,000    5,421,254
     Air China, Ltd., Class H...............................   2,406,000    1,945,153
*    Alibaba Group Holding, Ltd., Sponsored ADR.............     527,081   74,993,085
# *  Alibaba Health Information Technology, Ltd.............   1,832,000    1,486,014
*    Aluminum Corp. of China, Ltd., ADR.....................     107,180      975,338
*    Aluminum Corp. of China, Ltd., Class H.................   4,242,000    1,544,280
     Angang Steel Co., Ltd., Class H........................   1,720,000    1,470,868
#    Anhui Conch Cement Co., Ltd., Class H..................   1,483,000    7,686,596
     ANTA Sports Products, Ltd..............................   1,125,000    4,644,609
     BAIC Motor Corp., Ltd., Class H........................   3,511,000    1,982,039
*    Baidu, Inc., Sponsored ADR.............................     106,675   20,274,650
     Bank of China, Ltd., Class H...........................  32,226,181   13,729,686
     Bank of Communications Co., Ltd., Class H..............   3,273,515    2,459,248
#    BBMG Corp., Class H....................................   3,681,500    1,018,423
     Beijing Capital International Airport Co., Ltd.,
     Class H................................................   1,754,000    1,904,226
     Beijing Enterprises Holdings, Ltd......................     522,972    2,835,532
     Beijing Enterprises Water Group, Ltd...................   5,958,000    3,042,507
     Brilliance China Automotive Holdings, Ltd..............   2,582,000    2,265,014
#    BYD Co., Ltd., Class H.................................     662,386    4,260,986
     BYD Electronic International Co., Ltd..................     397,000      467,165
     CGN Power Co., Ltd., Class H...........................   6,045,000    1,390,219
     China Cinda Asset Management Co., Ltd., Class H........   8,406,000    2,063,525
     China CITIC Bank Corp., Ltd., Class H..................   5,731,928    3,552,844
     China Coal Energy Co., Ltd., Class H...................   1,963,777      881,799

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                            ---------- -----------
CHINA -- (Continued)
    China Communications Construction Co., Ltd., Class H...  3,334,000 $ 3,056,962
    China Communications Services Corp., Ltd., Class H.....  2,068,000   1,675,846
    China Conch Venture Holdings, Ltd......................  1,339,000   3,767,387
    China Construction Bank Corp., Class H................. 41,584,590  32,999,317
    China Eastern Airlines Corp., Ltd., ADR................      2,200      61,886
    China Eastern Airlines Corp., Ltd., Class H............  2,220,000   1,232,129
    China Energy Engineering Corp., Ltd., Class H..........    346,000      33,579
    China Everbright Bank Co., Ltd., Class H...............  1,711,000     763,708
    China Everbright International, Ltd....................  3,195,703   2,556,548
#   China Evergrande Group.................................  3,151,000   7,555,386
#   China Galaxy Securities Co., Ltd., Class H.............  3,434,500   1,730,184
    China Gas Holdings, Ltd................................  1,752,800   5,564,068
#   China Hongqiao Group, Ltd..............................  2,630,000   1,763,197
    China Huarong Asset Management Co., Ltd., Class H...... 20,946,000   3,803,053
*   China Huishan Dairy Holdings Co., Ltd..................  2,888,000         541
#   China International Capital Corp., Ltd., Class H.......  1,015,600   1,672,841
    China International Marine Containers Group Co., Ltd.,
      Class H..............................................    346,600     306,004
    China Jinmao Holdings Group, Ltd.......................  7,942,000   3,346,345
#   China Life Insurance Co., Ltd., ADR....................    539,265   5,425,006
    China Longyuan Power Group Corp., Ltd., Class H........  2,767,000   2,105,695
    China Medical System Holdings, Ltd.....................    370,000     441,944
    China Mengniu Dairy Co., Ltd...........................  1,716,000   5,077,439
    China Merchants Bank Co., Ltd., Class H................  2,139,054   8,259,685
    China Merchants Port Holdings Co., Ltd.................  1,162,970   1,980,921
#   China Merchants Securities Co., Ltd., Class H..........    281,400     319,564
    China Minsheng Banking Corp., Ltd., Class H............  4,584,100   3,384,886
    China Mobile, Ltd., Sponsored ADR......................    902,501  42,011,422
    China Molybdenum Co., Ltd., Class H....................  3,828,966   1,429,837
    China National Building Material Co., Ltd., Class H....  6,704,000   4,819,939
    China Oilfield Services, Ltd., Class H.................  1,830,000   1,707,422
    China Overseas Land & Investment, Ltd..................  4,994,000  15,700,327
    China Pacific Insurance Group Co., Ltd., Class H.......    864,400   3,227,152
    China Petroleum & Chemical Corp., ADR..................    123,421   9,955,114
    China Petroleum & Chemical Corp., Class H.............. 10,440,800   8,504,823
    China Railway Construction Corp., Ltd., Class H........  2,789,000   3,542,050
    China Railway Group, Ltd., Class H.....................  3,780,000   3,378,230
    China Railway Signal & Communication Corp., Ltd.,
      Class H..............................................  1,593,000   1,072,654
    China Reinsurance Group Corp., Class H.................  5,019,000     961,855
    China Resources Beer Holdings Co., Ltd.................    849,611   2,960,575
    China Resources Cement Holdings, Ltd...................  3,290,000   2,920,461
    China Resources Gas Group, Ltd.........................  1,108,000   4,246,910
    China Resources Land, Ltd..............................  3,844,666  13,076,474
    China Resources Pharmaceutical Group, Ltd..............  1,569,000   2,305,197
    China Resources Power Holdings Co., Ltd................  1,790,517   3,150,318
    China Shenhua Energy Co., Ltd., Class H................  2,188,000   4,950,238
    China Southern Airlines Co., Ltd., Sponsored ADR.......     12,306     337,184
    China Southern Airlines Co., Ltd., Class H.............  3,138,000   1,710,482
    China State Construction International Holdings, Ltd...  1,914,250   1,368,899
    China Taiping Insurance Holdings Co., Ltd..............  1,360,306   4,569,241
#   China Telecom Corp., Ltd., ADR.........................     55,096   2,582,900
    China Telecom Corp., Ltd., Class H.....................  3,440,000   1,627,574
    China Unicom Hong Kong, Ltd............................  4,018,000   4,202,623
    China Unicom Hong Kong, Ltd., ADR......................    508,463   5,303,269
    China Vanke Co., Ltd., Class H.........................  1,335,700   4,124,504
    Chongqing Rural Commercial Bank Co., Ltd., Class H.....  3,121,000   1,724,025

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     CIFI Holdings Group Co., Ltd...........................    626,000 $   262,642
     CITIC Securities Co., Ltd., Class H....................  1,741,500   3,074,627
     CITIC, Ltd.............................................  2,958,000   4,444,422
     CNOOC, Ltd.............................................  1,597,000   2,719,657
     CNOOC, Ltd., Sponsored ADR.............................    104,426  17,674,100
*    COSCO SHIPPING Development Co., Ltd., Class H..........  1,745,000     178,516
*    COSCO SHIPPING Holdings Co., Ltd., Class H.............  3,142,000   1,125,743
     COSCO SHIPPING Ports, Ltd..............................      3,305       3,378
     Country Garden Holdings Co., Ltd.......................  7,976,686   8,584,179
*    Country Garden Services Holdings Co., Ltd..............    542,492     707,291
     CRRC Corp., Ltd., Class H..............................  2,401,000   2,108,730
*    CSC Financial Co., Ltd., Class H.......................    542,500     307,888
     CSPC Pharmaceutical Group, Ltd.........................  3,420,000   7,287,360
# *  Ctrip.com International, Ltd., ADR.....................    239,497   7,970,460
     Dali Foods Group Co., Ltd..............................  1,145,500     818,976
     Dalian Port PDA Co., Ltd., Class H.....................    943,000     121,581
     Datang International Power Generation Co., Ltd.,
       Class H..............................................  2,836,000     634,198
     Dongfeng Motor Group Co., Ltd., Class H................  2,772,000   2,739,044
     ENN Energy Holdings, Ltd...............................    741,000   6,322,636
     Everbright Securities Co., Ltd., Class H...............    129,400     113,437
     Fosun International, Ltd...............................  1,692,222   2,482,725
#    Fullshare Holdings, Ltd................................  4,900,000   1,905,776
     Fuyao Glass Industry Group Co., Ltd., Class H..........    716,400   2,117,601
     Geely Automobile Holdings, Ltd.........................  5,029,000   9,690,891
#    GF Securities Co., Ltd., Class H.......................  1,120,400   1,451,634
#    Great Wall Motor Co., Ltd., Class H....................  5,681,500   3,374,929
     Guangdong Investment, Ltd..............................  2,402,000   4,300,226
#    Guangshen Railway Co., Ltd., Sponsored ADR.............     27,353     513,689
     Guangzhou Automobile Group Co., Ltd., Class H..........  2,257,162   2,287,732
     Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
       Ltd., Class H........................................    168,000     613,281
     Guangzhou R&F Properties Co., Ltd., Class H............  1,894,400   2,991,164
     Guotai Junan Securities Co., Ltd., Class H.............    268,400     565,884
     Haier Electronics Group Co., Ltd.......................  1,372,000   2,881,171
     Haitian International Holdings, Ltd....................    396,000     777,721
     Haitong Securities Co., Ltd., Class H..................  2,404,800   2,422,811
*    Hanergy Thin Film Power Group, Ltd.....................  5,416,000   3,453,223
     Hengan International Group Co., Ltd....................    853,000   6,780,815
     Huadian Power International Corp., Ltd., Class H.......  1,738,000     659,227
#    Huaneng Power International, Inc., Sponsored ADR.......     33,132     730,892
     Huaneng Power International, Inc., Class H.............  1,598,000     890,735
*    Huatai Securities Co., Ltd., Class H...................  1,105,800   1,780,286
     Huazhu Group, Ltd., ADR................................     14,574     381,256
     Huishang Bank Corp., Ltd., Class H.....................    800,800     346,639
     Industrial & Commercial Bank of China, Ltd., Class H... 43,840,185  29,744,363
*    JD.com, Inc., ADR......................................    203,735   4,791,847
     Jiangsu Expressway Co., Ltd., Class H..................  1,192,000   1,599,049
#    Jiangxi Copper Co., Ltd., Class H......................  1,230,000   1,358,618
     Jiayuan International Group, Ltd.......................     60,000     105,324
     Kingboard Holdings, Ltd................................    740,000   1,987,809
     Kunlun Energy Co., Ltd.................................  5,458,000   6,210,031
     Lee & Man Paper Manufacturing, Ltd.....................  1,126,000     966,763
     Legend Holdings Corp., Class H.........................    337,700     918,468
     Lenovo Group, Ltd...................................... 10,679,278   6,811,149
     Logan Property Holdings Co., Ltd.......................  2,282,000   2,113,368
     Longfor Group Holdings, Ltd............................  1,986,000   4,826,346

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
CHINA -- (Continued)
#    Maanshan Iron & Steel Co., Ltd., Class H............... 2,724,000 $  1,466,952
     Metallurgical Corp. of China, Ltd., Class H............ 2,546,000      618,820
     Minth Group, Ltd.......................................   400,000    1,299,651
*    MMG, Ltd...............................................   532,000      200,507
*    Momo, Inc., Sponsored ADR..............................    95,314    3,199,691
     NetEase, Inc., ADR.....................................    37,993    7,896,845
     New China Life Insurance Co., Ltd., Class H............   436,700    2,048,819
*    New Oriental Education & Technology Group, Inc.,
       Sponsored ADR........................................    47,189    2,761,028
     Nexteer Automotive Group, Ltd..........................   843,000    1,188,695
     Nine Dragons Paper Holdings, Ltd....................... 3,050,000    2,920,949
#    Orient Securities Co., Ltd., Class H...................   427,600      281,593
     People's Insurance Co. Group of China, Ltd. (The),
       Class H.............................................. 5,449,000    2,228,651
     PetroChina Co., Ltd., ADR..............................   118,623    8,616,775
     PetroChina Co., Ltd., Class H.......................... 3,056,000    2,197,335
     PICC Property & Casualty Co., Ltd., Class H............ 4,067,198    3,953,478
     Ping An Insurance Group Co. of China, Ltd., Class H.... 3,690,000   34,885,363
     Postal Savings Bank of China Co., Ltd., Class H........   958,000      573,180
     Red Star Macalline Group Corp., Ltd., Class H..........   184,009      162,789
# *  Semiconductor Manufacturing International Corp......... 4,418,600    3,649,929
# *  Semiconductor Manufacturing International Corp., ADR...     8,235       34,752
#    Shanghai Electric Group Co., Ltd., Class H............. 2,292,000      745,968
     Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H.   322,500      969,766
     Shanghai Pharmaceuticals Holding Co., Ltd., Class H....   681,000    1,508,078
     Shengjing Bank Co., Ltd., Class H......................   146,500       64,518
     Shenzhou International Group Holdings, Ltd.............   574,000    6,363,705
     Shimao Property Holdings, Ltd.......................... 2,297,871    4,527,816
     Sino Biopharmaceutical, Ltd............................ 5,633,000    5,084,298
     Sino-Ocean Group Holding, Ltd.......................... 1,735,000      682,022
     Sinopec Engineering Group Co., Ltd., Class H...........   967,500      901,278
     Sinopec Shanghai Petrochemical Co., Ltd., Sponsored
       ADR..................................................     7,417      325,257
     Sinopec Shanghai Petrochemical Co., Ltd., Class H...... 4,697,000    2,064,067
     Sinopharm Group Co., Ltd., Class H..................... 1,310,800    6,349,974
     Sinotruk Hong Kong, Ltd................................ 1,021,000    1,476,337
     Sun Art Retail Group, Ltd.............................. 3,457,500    3,790,840
#    Sunac China Holdings, Ltd.............................. 2,940,000    8,046,715
     Sunny Optical Technology Group Co., Ltd................   536,000    4,679,754
*    TAL Education Group, ADR...............................    24,973      723,718
     Tencent Holdings, Ltd.................................. 3,704,000  126,896,300
     Tingyi Cayman Islands Holding Corp..................... 3,242,000    4,803,504
#    TravelSky Technology, Ltd., Class H....................   963,000    2,339,315
     Tsingtao Brewery Co., Ltd., Class H....................   296,000    1,170,529
     United Energy Group, Ltd............................... 2,714,000      529,862
*    Vipshop Holdings, Ltd., ADR............................   206,174    1,002,006
     Want Want China Holdings, Ltd.......................... 6,644,000    4,753,245
# *  Weibo Corp., Sponsored ADR.............................    20,022    1,181,498
     Weichai Power Co., Ltd., Class H....................... 3,416,800    3,377,851
     Xinjiang Goldwind Science & Technology Co., Ltd.,
       Class H..............................................   662,319      494,593
     Yanzhou Coal Mining Co., Ltd., Class H................. 3,398,000    3,231,773
     Yum China Holdings, Inc................................   221,181    7,980,210
*    YY, Inc., ADR..........................................    56,111    3,585,493
     Zhejiang Expressway Co., Ltd., Class H.................   964,000      810,616
     Zhongsheng Group Holdings, Ltd.........................   978,000    1,787,892

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
                                                             SHARES     VALUE>>
                                                            --------- ------------
CHINA -- (Continued)
    Zhuzhou CRRC Times Electric Co., Ltd., Class H.........   427,100 $  2,289,531
    Zijin Mining Group Co., Ltd., Class H.................. 7,745,000    2,897,119
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................   724,400      232,382
*   ZTE Corp., Class H.....................................   454,885      696,229
#   ZTO Express Cayman, Inc., ADR..........................    77,216    1,252,444
                                                            --------- ------------
TOTAL CHINA................................................            910,523,201
                                                                      ------------
COLOMBIA -- (0.4%)
    Banco de Bogota SA.....................................    48,940      973,174
    Bancolombia SA, Sponsored ADR..........................   111,500    4,118,810
    Bancolombia SA.........................................   263,306    2,476,438
    Cementos Argos SA......................................   306,742      668,838
#   Ecopetrol SA, Sponsored ADR............................   172,877    4,021,119
    Ecopetrol SA........................................... 3,327,922    3,865,945
    Grupo Argos SA.........................................   246,952    1,150,574
    Grupo Aval Acciones y Valores SA, ADR..................    81,955      576,144
    Grupo de Inversiones Suramericana SA...................   271,214    2,645,164
    Grupo Energia Bogota SA ESP............................ 1,021,542      588,588
    Grupo Nutresa SA.......................................   171,224    1,185,988
    Interconexion Electrica SA ESP.........................   613,721    2,279,886
                                                            --------- ------------
TOTAL COLOMBIA.............................................             24,550,668
                                                                      ------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S................................................   305,092    7,259,232
    Komercni banka A.S.....................................    51,559    1,956,591
    Moneta Money Bank A.S..................................    30,234      100,246
    O2 Czech Republic A.S..................................    70,083      736,804
    Philip Morris CR A.S...................................       755      474,443
                                                            --------- ------------
TOTAL CZECH REPUBLIC.......................................             10,527,316
                                                                      ------------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR........ 1,400,823    6,090,989
    Commercial International Bank Egypt S.A.E., GDR........   109,160      474,300
*   Egyptian Financial Group-Hermes Holding Co., GDR.......    33,850       50,944
*   Egyptian Financial Group-Hermes Holding Co., GDR.......    17,482       26,407
                                                            --------- ------------
TOTAL EGYPT................................................              6,642,640
                                                                      ------------
GREECE -- (0.3%)
*   Alpha Bank AE..........................................   105,217      158,785
*   Eurobank Ergasias SA...................................       331          223
*   FF Group...............................................    12,618       28,584
    Hellenic Petroleum SA..................................   112,224      889,563
    Hellenic Telecommunications Organization SA............   340,319    3,792,651
    JUMBO SA...............................................   168,373    2,451,550
    Motor Oil Hellas Corinth Refineries SA.................    96,253    2,280,118
*   National Bank of Greece SA.............................    12,819       22,187
    OPAP SA................................................   278,698    2,618,373
    Titan Cement Co. SA....................................    61,385    1,353,652
                                                            --------- ------------
TOTAL GREECE...............................................             13,595,686
                                                                      ------------
HUNGARY -- (0.5%)
#   MOL Hungarian Oil & Gas P.L.C.......................... 1,279,647   13,417,423
    OTP Bank P.L.C.........................................   283,456   10,183,279

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
                                                             SHARES     VALUE>>
                                                            --------- -----------
HUNGARY -- (Continued)
    Richter Gedeon Nyrt....................................   124,839 $ 2,318,944
                                                            --------- -----------
TOTAL HUNGARY..............................................            25,919,646
                                                                      -----------
INDIA -- (12.5%)
*   3M India, Ltd..........................................       557     149,852
*   5Paisa Capital, Ltd....................................     4,048       9,890
    ABB India, Ltd.........................................    39,166     677,873
    ACC, Ltd...............................................    87,742   1,626,932
    Adani Enterprises, Ltd.................................   274,364     630,498
*   Adani Gas, Ltd.........................................   274,364     224,663
*   Adani Green Energy, Ltd................................   208,791     110,969
    Adani Ports & Special Economic Zone, Ltd...............   944,416   4,069,515
*   Adani Transmissions, Ltd...............................   272,206     608,708
*   Aditya Birla Capital, Ltd..............................   797,316   1,129,714
*   Aditya Birla Fashion and Retail, Ltd...................   411,628   1,000,044
    AIA Engineering, Ltd...................................     2,527      58,484
    Alkem Laboratories, Ltd................................     1,430      37,008
    Ambuja Cements, Ltd....................................   819,644   2,182,134
    Apollo Hospitals Enterprise, Ltd.......................    29,982     463,595
    Apollo Tyres, Ltd......................................    79,582     234,499
    Ashok Leyland, Ltd..................................... 2,765,773   4,277,867
    Asian Paints, Ltd......................................   448,324   7,461,329
    Aurobindo Pharma, Ltd..................................   652,018   7,031,210
*   Avenue Supermarts, Ltd.................................    16,071     292,000
*   Axis Bank, Ltd......................................... 1,624,999  12,729,144
    Bajaj Auto, Ltd........................................   101,584   3,561,073
    Bajaj Finance, Ltd.....................................   249,497   7,979,105
    Bajaj Finserv, Ltd.....................................    64,359   4,679,672
    Bajaj Holdings & Investment, Ltd.......................    65,019   2,476,486
    Balkrishna Industries, Ltd.............................   117,465   1,734,640
*   Bank of Baroda.........................................   932,221   1,391,973
*   Bank of India..........................................   242,165     281,965
    Bayer CropScience, Ltd.................................     2,026     106,174
    Berger Paints India, Ltd...............................   372,075   1,407,004
    Bharat Electronics, Ltd................................   949,260   1,192,309
    Bharat Forge, Ltd......................................   361,729   2,843,553
    Bharat Heavy Electricals, Ltd.......................... 1,441,323   1,343,996
    Bharat Petroleum Corp., Ltd............................   829,380   3,080,654
    Bharti Airtel, Ltd..................................... 1,900,659   7,497,149
    Bharti Infratel, Ltd...................................   472,935   1,705,662
    Biocon, Ltd............................................   121,818   1,082,813
    Bosch, Ltd.............................................     7,147   1,904,385
    Britannia Industries, Ltd..............................    31,591   2,398,988
    Cadila Healthcare, Ltd.................................   372,158   1,813,068
*   Canara Bank............................................   283,414   1,003,538
    Castrol India, Ltd.....................................   351,562     703,550
    Cholamandalam Investment and Finance Co., Ltd..........    88,389   1,506,836
    Cipla, Ltd.............................................   555,658   4,703,844
    Coal India, Ltd........................................   745,896   2,686,751
    Colgate-Palmolive India, Ltd...........................   115,396   1,744,182
    Container Corp. Of India, Ltd..........................   149,736   1,281,172
    Cummins India, Ltd.....................................    95,747     965,194
    Dabur India, Ltd.......................................   743,476   3,866,839
    Dalmia Bharat, Ltd.....................................    39,385   1,114,070
    Dewan Housing Finance Corp., Ltd.......................   360,475   1,094,827
    Divi's Laboratories, Ltd...............................   147,169   2,945,454

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
                                                             SHARES     VALUE>>
                                                            --------- -----------
INDIA -- (Continued)
    DLF, Ltd...............................................   747,955 $ 1,658,933
#   Dr Reddy's Laboratories, Ltd., ADR.....................   148,465   5,052,264
    Dr Reddy's Laboratories, Ltd...........................    71,015   2,439,140
    Edelweiss Financial Services, Ltd......................   854,301   1,875,673
    Eicher Motors, Ltd.....................................    20,610   6,061,689
    Emami, Ltd.............................................   180,662     966,736
    Endurance Technologies, Ltd............................     4,240      69,290
    Exide Industries, Ltd..................................   375,923   1,350,074
    Federal Bank, Ltd...................................... 2,661,927   2,975,227
*   Future Retail, Ltd.....................................   147,909     981,786
    GAIL India, Ltd........................................   824,943   4,188,487
    GAIL India, Ltd., GDR..................................    51,184   1,526,529
    Gillette India, Ltd....................................     1,014      89,419
    GlaxoSmithKline Consumer Healthcare, Ltd...............    13,803   1,302,187
    GlaxoSmithKline Pharmaceuticals, Ltd...................    26,434     509,770
    Glenmark Pharmaceuticals, Ltd..........................    88,821     744,265
    Godrej Consumer Products, Ltd..........................   506,589   4,977,539
    Godrej Industries, Ltd.................................    71,533     451,860
    Graphite India, Ltd....................................    40,072     515,667
    Grasim Industries, Ltd.................................   303,963   3,419,040
    GRUH Finance, Ltd......................................   229,367     892,799
    Havells India, Ltd.....................................   234,115   2,048,662
    HCL Technologies, Ltd..................................   862,054  12,398,683
    HDFC Bank, Ltd......................................... 1,383,984  35,827,777
    HEG, Ltd...............................................     9,579     557,923
    Hero MotoCorp, Ltd.....................................    85,976   3,198,950
    Hindalco Industries, Ltd............................... 2,322,605   6,915,586
    Hindustan Petroleum Corp., Ltd.........................   726,814   2,202,422
    Hindustan Unilever, Ltd................................   992,915  21,735,775
    Honeywell Automation India, Ltd........................        76      20,332
    Housing Development Finance Corp., Ltd................. 1,388,536  33,180,190
    ICICI Bank, Ltd., Sponsored ADR........................ 1,010,599   9,590,580
    ICICI Prudential Life Insurance Co., Ltd...............   214,237     962,834
*   IDBI Bank, Ltd.........................................   538,410     430,183
    IDFC Bank, Ltd......................................... 1,324,674     620,225
    IIFL Holdings, Ltd.....................................   114,279     711,862
    Indiabulls Housing Finance, Ltd........................   656,568   7,382,391
    Indiabulls Ventures, Ltd...............................    43,707     254,377
*   Indian Bank............................................   114,252     387,861
    Indian Hotels Co., Ltd. (The)..........................    42,974      75,045
    Indian Oil Corp., Ltd.................................. 1,522,278   2,844,843
    Indraprastha Gas, Ltd..................................   240,300     864,825
    IndusInd Bank, Ltd.....................................   173,449   3,333,044
    Info Edge India, Ltd...................................     9,065     192,538
    Infosys, Ltd., Sponsored ADR........................... 1,695,776  16,058,999
    Infosys, Ltd........................................... 3,610,458  33,342,563
    InterGlobe Aviation, Ltd...............................   116,576   1,396,838
    ITC, Ltd............................................... 4,651,620  17,551,954
*   Jindal Steel & Power, Ltd..............................   624,327   1,438,298
    JSW Steel, Ltd......................................... 2,677,650  12,271,689
    Jubilant Foodworks, Ltd................................   107,404   1,573,697
    Kansai Nerolac Paints, Ltd.............................   102,132     520,802
    Kotak Mahindra Bank, Ltd...............................   538,866   8,139,530
    L&T Finance Holdings, Ltd..............................   810,405   1,395,153
    Larsen & Toubro Infotech, Ltd..........................    53,817   1,276,939
    Larsen & Toubro, Ltd...................................   593,379  10,407,444
    LIC Housing Finance, Ltd...............................   903,601   5,009,779

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
                                                              SHARES     VALUE>>
                                                             --------- -----------
INDIA -- (Continued)
     Lupin, Ltd.............................................   355,461 $ 4,234,000
     Mahindra & Mahindra Financial Services, Ltd............   452,819   2,485,354
     Mahindra & Mahindra, Ltd...............................   649,954   6,725,454
     Mangalore Refinery & Petrochemicals, Ltd...............   285,511     316,065
     Marico, Ltd............................................   748,884   3,243,012
     Maruti Suzuki India, Ltd...............................   138,331  12,347,016
*    Max Financial Services, Ltd............................     6,700      34,127
     Mindtree, Ltd..........................................   153,975   1,782,969
     Motherson Sumi Systems, Ltd............................   958,259   2,113,229
     Motherson Sumi Systems, Ltd............................   479,130   1,057,785
     Motilal Oswal Financial Services, Ltd..................    34,676     290,628
     Mphasis, Ltd...........................................   122,230   1,634,014
     MRF, Ltd...............................................     2,969   2,598,675
     Muthoot Finance, Ltd...................................   258,920   1,432,068
     Natco Pharma, Ltd......................................     5,022      51,189
     NBCC India, Ltd........................................   239,532     179,108
     Nestle India, Ltd......................................    37,106   5,079,847
     NHPC, Ltd.............................................. 2,448,181     813,239
     NTPC, Ltd.............................................. 1,623,015   3,506,429
     Oberoi Realty, Ltd.....................................    48,015     273,595
     Oil & Natural Gas Corp., Ltd...........................   990,901   2,050,592
     Oil India, Ltd.........................................   271,393     722,372
     Oracle Financial Services Software, Ltd................    31,150   1,527,037
     Page Industries, Ltd...................................     5,806   2,306,711
     Petronet LNG, Ltd...................................... 1,693,517   5,192,961
     Pfizer, Ltd............................................       299      11,765
     Pidilite Industries, Ltd...............................   195,176   2,534,276
     Piramal Enterprises, Ltd...............................   109,465   3,186,350
     PNB Housing Finance, Ltd...............................    20,866     224,105
     Power Finance Corp., Ltd............................... 1,286,772   1,662,954
     Power Grid Corp. of India, Ltd......................... 1,910,627   4,803,969
     Procter & Gamble Hygiene & Health Care, Ltd............    10,490   1,326,797
*    Punjab National Bank................................... 1,002,726     998,252
     Rajesh Exports, Ltd....................................   147,784   1,137,616
     Ramco Cements, Ltd. (The)..............................    74,086     599,453
     RBL Bank, Ltd..........................................   169,340   1,194,263
     Reliance Capital, Ltd..................................    53,706     175,998
     Reliance Home Finance, Ltd.............................   151,764      84,129
     Reliance Industries, Ltd............................... 3,145,620  45,029,598
     Reliance Industries, Ltd., GDR.........................     3,374      96,328
     Rural Electrification Corp., Ltd....................... 2,124,950   3,353,804
     Sanofi India, Ltd......................................       529      41,484
     Shree Cement, Ltd......................................    10,928   2,002,045
     Shriram City Union Finance, Ltd........................     1,315      28,881
     Shriram Transport Finance Co., Ltd.....................   274,745   4,292,115
     Siemens, Ltd...........................................    67,011     844,776
*    State Bank of India.................................... 1,485,493   5,640,167
*    Steel Authority of India, Ltd..........................   899,628     784,798
     Sun Pharmaceutical Industries, Ltd.....................   787,154   6,167,903
     Sun TV Network, Ltd....................................   141,320   1,243,338
     Sundaram Finance Holdings, Ltd.........................    27,690      37,527
     Sundaram Finance, Ltd..................................    38,211     767,956
     Tata Chemicals, Ltd....................................   100,083     923,253
     Tata Communications, Ltd...............................    93,519     620,049
     Tata Consultancy Services, Ltd......................... 1,381,009  36,137,448
     Tata Global Beverages, Ltd.............................   335,765     984,110
# *  Tata Motors, Ltd., Sponsored ADR.......................    41,094     501,758

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
                                                              SHARES     VALUE>>
                                                            ---------- ------------
INDIA -- (Continued)
*   Tata Motors, Ltd.......................................  2,887,084 $  6,977,837
    Tata Power Co., Ltd. (The).............................  2,311,735    2,384,772
    Tata Steel, Ltd........................................  1,295,722    9,701,038
    Tech Mahindra, Ltd.....................................    815,943    8,218,936
    Titan Co., Ltd.........................................    364,783    4,159,189
    Torrent Pharmaceuticals, Ltd...........................     94,358    2,131,615
    TVS Motor Co., Ltd.....................................    131,305      956,958
    UltraTech Cement, Ltd..................................     79,522    3,736,792
    United Breweries, Ltd..................................     65,858    1,090,091
*   United Spirits, Ltd....................................    338,070    2,646,110
    UPL, Ltd...............................................  1,008,770    9,164,250
    Vakrangee, Ltd.........................................    367,011      128,704
    Vedanta, Ltd...........................................  4,103,469   11,707,332
*   Vodafone Idea, Ltd.....................................  5,576,048    2,915,297
    Voltas, Ltd............................................     93,393      683,451
    Whirlpool of India, Ltd................................      6,867      128,189
    Wipro, Ltd.............................................  1,408,295    6,319,771
    Yes Bank, Ltd..........................................  3,352,181    8,536,683
    Zee Entertainment Enterprises, Ltd.....................    681,709    4,144,153
                                                            ---------- ------------
TOTAL INDIA................................................             690,437,730
                                                                       ------------
INDONESIA -- (2.5%)
    Ace Hardware Indonesia Tbk PT..........................  1,956,300      176,452
    Adaro Energy Tbk PT.................................... 53,869,600    5,853,794
    Astra Agro Lestari Tbk PT..............................  1,255,245      992,523
    Astra International Tbk PT............................. 22,239,310   11,568,106
    Bank Central Asia Tbk PT...............................  8,457,600   13,168,996
    Bank Danamon Indonesia Tbk PT..........................  4,611,679    2,254,036
    Bank Mandiri Persero Tbk PT............................ 16,989,234    7,633,624
    Bank Negara Indonesia Persero Tbk PT................... 11,832,622    5,713,343
*   Bank Pan Indonesia Tbk PT..............................    894,800       63,928
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT...  1,514,200      178,356
    Bank Rakyat Indonesia Persero Tbk PT................... 63,168,800   13,110,556
    Bank Tabungan Negara Persero Tbk PT....................  7,450,900    1,040,128
    Barito Pacific Tbk PT.................................. 12,319,700    1,522,765
    Bayan Resources Tbk PT.................................     79,500      102,409
    Bukit Asam Tbk PT......................................  8,340,900    2,342,514
*   Bumi Serpong Damai Tbk PT.............................. 11,859,700      861,025
    Charoen Pokphand Indonesia Tbk PT...................... 11,695,400    4,236,240
    Gudang Garam Tbk PT....................................    812,100    3,871,278
    Indah Kiat Pulp & Paper Corp. Tbk PT...................  4,753,400    3,983,621
    Indo Tambangraya Megah Tbk PT..........................    530,000      868,411
    Indocement Tunggal Prakarsa Tbk PT.....................  1,739,500    1,984,811
    Indofood CBP Sukses Makmur Tbk PT......................  3,456,800    2,031,057
    Indofood Sukses Makmur Tbk PT.......................... 14,843,600    5,840,045
    Indosat Tbk PT.........................................  1,720,800      273,186
    Jasa Marga Persero Tbk PT..............................  3,871,113    1,058,227
    Kalbe Farma Tbk PT..................................... 27,775,800    2,505,240
    Matahari Department Store Tbk PT.......................  3,313,800    1,058,703
    Mayora Indah Tbk PT.................................... 18,911,525    3,171,396
    Media Nusantara Citra Tbk PT...........................  6,244,300      321,277
*   Mitra Keluarga Karyasehat Tbk PT.......................  2,463,600      232,060
    Pabrik Kertas Tjiwi Kimia Tbk PT.......................    150,600      102,381
    Pakuwon Jati Tbk PT.................................... 46,392,900    1,459,860
    Perusahaan Gas Negara Persero Tbk...................... 13,632,200    1,996,486

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
                                                               SHARES     VALUE>>
                                                             ---------- ------------
INDONESIA -- (Continued)
    Semen Baturaja Persero Tbk PT...........................  1,298,200 $    150,436
    Semen Indonesia Persero Tbk PT..........................  4,737,700    2,809,064
    Sinar Mas Agro Resources & Technology Tbk PT............  1,035,900      284,826
    Surya Citra Media Tbk PT................................  8,971,800      928,371
    Telekomunikasi Indonesia Persero Tbk PT................. 37,216,900    9,427,936
#   Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR..    196,768    4,958,554
    Tower Bersama Infrastructure Tbk PT.....................  2,551,800      785,558
    Unilever Indonesia Tbk PT...............................  2,015,700    5,741,583
    United Tractors Tbk PT..................................  4,047,896    8,937,053
*   Vale Indonesia Tbk PT...................................  3,974,600      767,082
    Waskita Karya Persero Tbk PT............................ 14,513,179    1,377,908
*   XL Axiata Tbk PT........................................ 12,061,400    2,084,308
                                                             ---------- ------------
TOTAL INDONESIA.............................................             139,829,513
                                                                        ------------
MALAYSIA -- (3.2%)
    AFFIN Bank Bhd..........................................    548,300      296,278
    AirAsia Group Bhd.......................................  5,756,900    3,617,027
    Alliance Bank Malaysia Bhd..............................  1,843,300    1,745,814
    AMMB Holdings Bhd.......................................  3,389,359    3,080,609
#   Astro Malaysia Holdings Bhd.............................  2,488,700      803,949
#   Axiata Group Bhd........................................  4,049,995    3,302,994
    Batu Kawan Bhd..........................................    105,400      425,072
    BIMB Holdings Bhd.......................................  1,138,455      996,562
    Boustead Holdings Bhd...................................    264,800       99,341
    British American Tobacco Malaysia Bhd...................    238,400    1,771,125
    Bursa Malaysia Bhd......................................    311,200      544,845
    Carlsberg Brewery Malaysia Bhd, Class B.................     23,600      100,457
    CIMB Group Holdings Bhd.................................  4,821,294    6,596,910
    Dialog Group Bhd........................................  1,487,318    1,204,668
    DiGi.Com Bhd............................................  5,082,520    5,236,952
    FGV Holdings Bhd........................................  4,302,300    1,440,717
    Fraser & Neave Holdings Bhd.............................    111,200      895,685
    Gamuda Bhd..............................................  2,823,300    1,615,270
    Genting Bhd.............................................  5,238,500    9,193,233
#   Genting Malaysia Bhd....................................  3,824,300    4,107,540
    Genting Plantations Bhd.................................    460,000    1,062,046
    HAP Seng Consolidated Bhd...............................    973,700    2,291,412
#   Hartalega Holdings Bhd..................................  2,213,600    3,311,834
    Heineken Malaysia Bhd...................................     28,100      120,896
    Hong Leong Bank Bhd.....................................    446,566    2,211,376
    Hong Leong Financial Group Bhd..........................    673,583    2,961,531
    IHH Healthcare Bhd......................................  1,798,500    2,149,580
#   IJM Corp. Bhd...........................................  5,859,962    2,284,363
#   Inari Amertron Bhd......................................  3,266,200    1,534,195
    IOI Corp. Bhd...........................................  3,602,105    3,874,314
#   IOI Properties Group Bhd................................  2,703,229      846,414
    Kuala Lumpur Kepong Bhd.................................    670,900    3,995,099
    Malayan Banking Bhd.....................................  4,762,143   10,808,834
    Malaysia Airports Holdings Bhd..........................  1,993,341    3,962,139
#   Malaysia Building Society Bhd...........................  3,866,310      870,308
    Maxis Bhd...............................................  2,881,400    3,602,706
    MISC Bhd................................................  2,239,398    3,260,155
    MMC Corp. Bhd...........................................  1,730,200      443,086
    Nestle Malaysia Bhd.....................................     44,500    1,529,762
    Petronas Chemicals Group Bhd............................  3,389,400    7,578,519

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
                                                               SHARES     VALUE>>
                                                             ---------- ------------
MALAYSIA -- (Continued)
     Petronas Dagangan Bhd..................................    307,800 $  1,915,663
     Petronas Gas Bhd.......................................    890,500    3,895,271
     PPB Group Bhd..........................................    977,880    3,918,474
#    Press Metal Aluminium Holdings Bhd.....................  1,919,800    2,222,430
     Public Bank Bhd........................................  3,656,014   21,506,227
     QL Resources Bhd.......................................    824,890    1,390,609
#    RHB Bank Bhd...........................................  1,367,505    1,710,801
*    Sapura Energy Bhd......................................  1,536,800      124,464
     Sime Darby Bhd.........................................  4,120,261    2,167,331
     Sime Darby Plantation Bhd..............................  3,018,761    3,799,427
     Sime Darby Property Bhd................................  3,018,761      705,148
     SP Setia Bhd Group.....................................  1,553,649      780,689
#    Sunway Bhd.............................................  3,505,225    1,147,806
#    Telekom Malaysia Bhd...................................  1,540,864      877,029
     Tenaga Nasional Bhd....................................  3,718,850   13,072,261
     Top Glove Corp. Bhd....................................  2,367,800    3,366,635
#    UMW Holdings Bhd.......................................  1,196,366    1,359,555
     United Plantations Bhd.................................     48,200      308,627
     Westports Holdings Bhd.................................  1,568,000    1,278,937
     YTL Corp. Bhd.......................................... 13,836,599    3,511,239
     YTL Power International Bhd............................  2,843,597      646,509
                                                             ---------- ------------
TOTAL MALAYSIA..............................................             175,478,749
                                                                        ------------
MEXICO -- (3.7%)
     Alfa S.A.B. de C.V., Class A...........................  9,293,344    9,827,134
#    America Movil S.A.B. de C.V............................ 48,207,854   34,862,633
     America Movil S.A.B. de C.V., Sponsored ADR, Class L...    109,448    1,574,957
     Arca Continental S.A.B. de C.V.........................    605,424    3,040,048
     Banco Santander Mexico SA Institucion de Banca.........
     Multiple Grupo Financiero Santand, ADR.................     55,735      350,016
     Banco Santander Mexico SA Institucion de Banca.........
     Multiple Grupo Financiero Santand, Class B.............  2,837,053    3,551,685
#    Becle S.A.B. de C.V....................................    340,960      419,460
# *  Cemex S.A.B. de C.V.................................... 24,758,419   12,407,700
     Coca-Cola Femsa S.A.B. de C.V..........................    369,570    2,110,633
     Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR..........     21,590    1,230,414
     El Puerto de Liverpool S.A.B. de C.V...................    293,210    1,862,040
#    Fomento Economico Mexicano S.A.B. de C.V...............  1,375,803   11,719,207
     Gruma S.A.B. de C.V., Class B..........................    573,607    6,000,590
     Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR...     13,641    1,130,566
#    Grupo Aeroportuario del Pacifico S.A.B. de C.V.,
       Class B..............................................    533,221    4,434,660
#    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR....     32,374    5,342,357
#    Grupo Bimbo S.A.B. de C.V..............................  2,348,504    4,391,034
     Grupo Carso S.A.B. de C.V..............................    793,269    2,323,192
#    Grupo Elektra S.A.B. de C.V............................     95,655    4,049,736
     Grupo Financiero Banorte S.A.B. de C.V.................  2,329,239   12,841,445
     Grupo Financiero Inbursa S.A.B. de C.V.................  3,972,661    5,176,736
     Grupo Lala S.A.B. de C.V...............................    780,676      686,009
#    Grupo Mexico S.A.B. de C.V.............................  6,360,255   14,669,142
     Grupo Televisa S.A.B...................................  3,641,138   10,487,883
     Grupo Televisa S.A.B., Sponsored ADR...................    168,037    2,416,372
# *  Impulsora del Desarrollo y el Empleo en America Latina
       S.A.B. de C.V........................................  2,300,948    3,817,309
#    Industrias Penoles S.A.B. de C.V.......................    371,252    5,227,035

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
                                                              SHARES     VALUE>>
                                                            ---------- ------------
MEXICO -- (Continued)
    Infraestructura Energetica Nova S.A.B. de C.V..........    759,365 $  2,961,087
#   Kimberly-Clark de Mexico S.A.B. de C.V., Class A.......  2,363,448    3,405,566
    Megacable Holdings S.A.B. de C.V.......................    250,780    1,114,934
    Mexichem S.A.B. de C.V.................................  3,426,482    8,962,081
*   Organizacion Soriana S.A.B. de C.V., Class B...........  1,059,965    1,383,839
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V..................................................    284,767    2,585,764
    Wal-Mart de Mexico S.A.B. de C.V.......................  7,198,435   18,406,051
                                                            ---------- ------------
TOTAL MEXICO...............................................             204,769,315
                                                                       ------------
PERU -- (0.3%)
    Cementos Pacasmayo SAA, ADR............................     15,158      156,131
#   Cia de Minas Buenaventura SAA, ADR.....................    125,122    1,731,689
    Credicorp, Ltd.........................................     70,995   16,024,281
*   Grana y Montero SAA, Sponsored ADR.....................    108,988      343,312
                                                            ---------- ------------
TOTAL PERU.................................................              18,255,413
                                                                       ------------
PHILIPPINES -- (1.4%)
    Aboitiz Equity Ventures, Inc...........................  2,290,670    2,015,118
    Aboitiz Power Corp.....................................  1,962,800    1,236,975
*   Alliance Global Group, Inc.............................  9,328,900    1,986,725
    Ayala Corp.............................................    321,242    5,530,251
    Ayala Land, Inc........................................  9,812,818    7,281,148
    Bank of the Philippine Islands.........................    990,562    1,523,053
    BDO Unibank, Inc.......................................  1,553,962    3,559,550
    Bloomberry Resorts Corp................................    827,600      130,110
    DMCI Holdings, Inc..................................... 11,675,800    2,804,060
    Emperador, Inc.........................................  1,850,900      240,903
*   Energy Development Corp................................  2,973,913      381,884
    Globe Telecom, Inc.....................................     70,620    2,759,304
    GT Capital Holdings, Inc...............................    148,975    2,117,308
    International Container Terminal Services, Inc.........  1,287,400    2,178,728
    JG Summit Holdings, Inc................................  3,081,700    2,728,888
    Jollibee Foods Corp....................................    639,740    3,303,692
    LT Group, Inc..........................................  4,703,300    1,275,492
    Manila Electric Co.....................................    321,700    2,214,340
    Megaworld Corp......................................... 21,538,400    1,777,039
    Metro Pacific Investments Corp......................... 20,451,700    1,837,103
    Metropolitan Bank & Trust Co...........................  1,464,017    1,796,097
*   Philippine National Bank...............................     73,048       54,125
    PLDT, Inc., Sponsored ADR..............................     75,930    1,930,141
    PLDT, Inc..............................................     89,255    2,303,409
    Puregold Price Club, Inc...............................  1,969,800    1,496,355
    Robinsons Land Corp....................................  3,184,682    1,251,832
    Robinsons Retail Holdings, Inc.........................    541,860      768,017
    San Miguel Corp........................................  1,462,960    4,682,196
    Security Bank Corp.....................................    391,830    1,058,902
    Semirara Mining & Power Corp...........................  1,973,600    1,032,187
    SM Investments Corp....................................    216,823    3,655,132
    SM Prime Holdings, Inc.................................  7,730,810    4,887,598
*   Top Frontier Investment Holdings, Inc..................     42,789      224,051
    Universal Robina Corp..................................  1,309,160    3,184,548
                                                            ---------- ------------
TOTAL PHILIPPINES..........................................              75,206,261
                                                                       ------------
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
                                                              SHARES     VALUE>>
                                                             --------- ------------
POLAND -- (1.6%)
*    Alior Bank SA..........................................   216,845 $  3,255,017
*    AmRest Holdings SE.....................................     3,440       35,527
     Bank Handlowy w Warszawie SA...........................    48,849      890,938
*    Bank Millennium SA..................................... 1,319,118    3,036,600
     Bank Pekao SA..........................................   120,869    3,295,163
     CCC SA.................................................    39,570    1,721,085
*    CD Projekt SA..........................................    91,082    3,749,546
*    Cyfrowy Polsat SA......................................   544,927    3,133,404
*    Dino Polska SA.........................................    57,419    1,261,721
*    Enea SA................................................   112,600      235,769
     Grupa Azoty SA.........................................    85,402      575,958
     Grupa Lotos SA.........................................   352,784    6,361,118
#    ING Bank Slaski SA.....................................    37,589    1,594,012
*    Jastrzebska Spolka Weglowa SA..........................   115,275    2,216,161
*    KGHM Polska Miedz SA...................................   370,074    8,366,641
     LPP SA.................................................     1,985    4,058,207
     mBank SA...............................................    30,837    2,998,833
# *  Orange Polska SA.......................................   552,973      624,957
*    PGE Polska Grupa Energetyczna SA....................... 2,048,684    5,605,652
     Polski Koncern Naftowy Orlen S.A.......................   565,808   13,606,212
*    Polskie Gornictwo Naftowe i Gazownictwo SA............. 1,863,953    3,040,627
     Powszechna Kasa Oszczednosci Bank Polski SA............   650,842    6,759,262
     Powszechny Zaklad Ubezpieczen SA.......................   808,411    8,238,497
     Santander Bank Polska SA...............................    35,994    3,189,325
*    Tauron Polska Energia SA............................... 1,895,409      879,166
                                                             --------- ------------
TOTAL POLAND................................................             88,729,398
                                                                       ------------
RUSSIA -- (1.8%)
     Gazprom PJSC, Sponsored ADR............................ 2,397,765   11,337,798
     Gazprom PJSC, Sponsored ADR............................   266,776    1,253,847
*    Lenta, Ltd., GDR.......................................     9,222       33,015
*    Lenta, Ltd., GDR.......................................    30,830      110,374
     Lukoil PJSC, Sponsored ADR(BYZF386)....................    68,365    5,102,764
     Lukoil PJSC, Sponsored ADR(BYZDW2900)..................   171,816   12,810,410
     Magnitogorsk Iron & Steel Works PJSC, GDR..............   199,210    1,867,339
*    Mail.Ru Group, Ltd., GDR...............................    59,974    1,597,707
     MMC Norilsk Nickel PJSC, ADR...........................    36,191      598,961
     MMC Norilsk Nickel PJSC, ADR...........................   406,377    6,728,075
     Novatek PJSC, GDR......................................    41,558    7,009,065
     Novolipetsk Steel PJSC, GDR............................   111,869    2,693,706
     PhosAgro PJSC, GDR.....................................    83,207    1,087,242
     PhosAgro PJSC, GDR.....................................     2,326       30,471
     Rosneft Oil Co. PJSC, GDR..............................    54,030      379,831
     Rosneft Oil Co. PJSC, GDR..............................   700,727    4,909,480
     Rostelecom PJSC, Sponsored ADR.........................    20,806      136,487
     Rostelecom PJSC, Sponsored ADR.........................    78,867      500,670
     RusHydro PJSC, ADR.....................................    12,131        9,523
     RusHydro PJSC, ADR..................................... 1,196,354      934,744
     Sberbank of Russia PJSC, Sponsored ADR................. 1,818,206   21,393,792
     Severstal PJSC, GDR....................................   191,829    2,977,743
     Tatneft PJSC, Sponsored ADR............................   137,960    9,683,548
     VTB Bank PJSC, GDR..................................... 1,358,280    1,709,985
     VTB Bank PJSC, GDR..................................... 1,913,221    2,410,658
     X5 Retail Group NV, GDR................................   115,775    2,720,712
                                                             --------- ------------
TOTAL RUSSIA................................................            100,027,947
                                                                       ------------
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
                                                              SHARES     VALUE>>
                                                             --------- ------------
SOUTH AFRICA -- (7.0%)
     Absa Group, Ltd........................................ 2,001,955 $ 20,228,326
     Anglo American Platinum, Ltd...........................    87,998    2,864,974
     AngloGold Ashanti, Ltd.................................    30,125      293,209
#    AngloGold Ashanti, Ltd., Sponsored ADR................. 1,637,102   15,405,130
     Aspen Pharmacare Holdings, Ltd.........................   574,874    6,079,285
     Assore, Ltd............................................    23,402      490,386
     AVI, Ltd...............................................   429,602    2,912,997
     Bid Corp., Ltd.........................................   694,776   13,008,851
     Bidvest Group, Ltd. (The)..............................   873,084   10,895,787
#    Capitec Bank Holdings, Ltd.............................    75,595    5,078,453
     Clicks Group, Ltd......................................   400,578    5,102,801
     Discovery, Ltd.........................................   619,824    6,652,139
     Distell Group Holdings, Ltd............................    49,312      364,649
     Exxaro Resources, Ltd..................................   564,337    5,771,962
     FirstRand, Ltd......................................... 4,821,116   21,057,002
     Foschini Group, Ltd. (The).............................   415,863    4,552,545
     Gold Fields, Ltd., Sponsored ADR....................... 3,443,277    9,159,117
     Imperial Holdings, Ltd.................................   583,684    6,476,320
     Investec, Ltd..........................................   684,825    4,251,428
     Kumba Iron Ore, Ltd....................................   164,394    3,223,228
     Liberty Holdings, Ltd..................................   302,881    2,221,747
     Life Healthcare Group Holdings, Ltd.................... 3,525,337    5,854,008
*    MMI Holdings, Ltd...................................... 1,438,704    1,744,586
     Mondi, Ltd.............................................   303,793    7,270,860
#    Mr. Price Group, Ltd...................................   439,100    6,875,079
     MTN Group, Ltd......................................... 3,510,155   20,383,222
     Naspers, Ltd., Class N.................................   314,943   55,241,268
     Nedbank Group, Ltd.....................................   545,382    9,219,763
#    NEPI Rockcastle P.L.C..................................   360,968    3,118,234
     Netcare, Ltd........................................... 2,825,287    4,742,248
     Pick n Pay Stores, Ltd.................................   261,842    1,210,207
     Pioneer Foods Group, Ltd...............................   102,875      565,276
     PSG Group, Ltd.........................................   245,614    3,662,740
     Sanlam, Ltd............................................ 3,023,284   15,223,199
     Sappi, Ltd............................................. 1,826,701   10,263,401
     Sasol, Ltd.............................................   118,450    3,870,940
#    Sasol, Ltd., Sponsored ADR.............................   771,710   25,096,009
     Shoprite Holdings, Ltd.................................   905,692   11,056,848
*    Sibanye Gold, Ltd...................................... 3,894,346    2,709,294
#    SPAR Group, Ltd. (The).................................   284,382    3,390,889
     Standard Bank Group, Ltd............................... 2,064,368   22,871,578
# *  Steinhoff International Holdings NV.................... 3,896,458      474,011
     Telkom SA SOC, Ltd.....................................   273,989      997,218
     Tiger Brands, Ltd......................................   311,532    5,580,096
#    Truworths International, Ltd...........................   979,184    5,363,726
#    Vodacom Group, Ltd.....................................   757,800    6,390,342
     Woolworths Holdings, Ltd............................... 2,502,184    8,641,286
                                                             --------- ------------
TOTAL SOUTH AFRICA..........................................            387,906,664
                                                                       ------------
SOUTH KOREA -- (16.2%)
     Amorepacific Corp......................................    27,561    3,723,813
     AMOREPACIFIC Group.....................................    42,761    2,343,747
     BGF Co., Ltd...........................................   216,994    1,422,542
     BGF retail Co., Ltd....................................     2,691      398,101
     BNK Financial Group, Inc...............................   525,177    3,507,782
# *  Celltrion Pharm, Inc...................................     7,682      361,356

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
                                                              SHARES     VALUE>>
                                                             --------- -----------
SOUTH KOREA -- (Continued)
# *  Celltrion, Inc.........................................    77,760 $14,876,734
     Cheil Worldwide, Inc...................................    76,809   1,532,675
     CJ CGV Co., Ltd........................................    16,207     576,311
     CJ CheilJedang Corp....................................    21,659   6,178,228
     CJ Corp................................................    44,364   4,266,050
     CJ ENM Co., Ltd........................................     1,275     253,682
# *  CJ Logistics Corp......................................    14,891   2,077,336
     Com2uSCorp.............................................    11,105   1,256,443
#    Cosmax, Inc............................................     2,859     290,466
     Coway Co., Ltd.........................................    80,403   4,961,557
     Cuckoo Holdings Co., Ltd...............................     1,093     116,675
*    Cuckoo Homesys Co., Ltd................................       368      50,632
     Daelim Industrial Co., Ltd.............................    53,399   3,574,951
*    Daewoo Engineering & Construction Co., Ltd.............   179,177     715,304
# *  Daewoo Shipbuilding & Marine Engineering Co., Ltd......    71,856   1,861,145
#    Daewoong Pharmaceutical Co., Ltd.......................       927     115,394
     DB Insurance Co., Ltd..................................   163,518  10,308,025
     DGB Financial Group, Inc...............................   320,239   2,648,771
#    Dongsuh Cos., Inc......................................    15,171     248,761
     Doosan Bobcat, Inc.....................................    45,642   1,415,511
     Doosan Corp............................................    21,369   2,252,226
*    Doosan Heavy Industries & Construction Co., Ltd........   239,641   2,315,647
# *  Doosan Infracore Co., Ltd..............................   492,270   3,346,818
     Douzone Bizon Co., Ltd.................................     7,317     279,662
     E-MART, Inc............................................    31,044   5,584,738
     Fila Korea, Ltd........................................    57,807   2,140,852
     Grand Korea Leisure Co., Ltd...........................    38,572     755,834
     Green Cross Corp.......................................     2,754     290,017
     Green Cross Holdings Corp..............................    23,565     431,388
     GS Engineering & Construction Corp.....................    78,919   2,910,090
     GS Holdings Corp.......................................   185,417   7,913,266
     GS Home Shopping, Inc..................................     4,597     784,794
     GS Retail Co., Ltd.....................................    53,143   1,678,631
     Hana Financial Group, Inc..............................   480,370  16,181,560
# *  Hanall Biopharma Co., Ltd..............................     7,801     163,396
     Hankook Tire Co., Ltd..................................   132,767   4,828,816
     Hanmi Pharm Co., Ltd...................................     5,814   1,995,175
     Hanmi Science Co., Ltd.................................    10,405     610,840
     Hanon Systems..........................................   266,528   2,570,674
#    Hanssem Co., Ltd.......................................    16,476     708,467
# *  Hanwha Aerospace Co., Ltd..............................    50,134   1,257,084
     Hanwha Chemical Corp...................................   267,771   3,813,216
     Hanwha Corp............................................   185,255   4,588,395
     Hanwha Life Insurance Co., Ltd......................... 1,038,851   4,096,470
#    Hite Jinro Co., Ltd....................................    48,621     673,579
# *  HLB, Inc...............................................    20,527   1,576,762
     Hotel Shilla Co., Ltd..................................    29,719   1,872,997
*    Hugel, Inc.............................................     2,135     515,692
*    Hyosung Advanced Materials Corp........................     7,969     735,092
*    Hyosung Chemical Corp..................................     5,674     654,285
#    Hyosung Corp...........................................    24,540   1,108,988
*    Hyosung Heavy Industries Corp..........................    16,588     617,853
*    Hyosung TNC Co., Ltd...................................     7,698   1,185,152
# *  Hyundai Construction Equipment Co., Ltd................     8,892     586,218
     Hyundai Department Store Co., Ltd......................    27,576   2,109,347
     Hyundai Development Co.-Engineering & Construction.....   206,123   3,058,015
     Hyundai Elevator Co., Ltd..............................    12,902     908,519

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
                                                             SHARES    VALUE>>
                                                             ------- -----------
SOUTH KOREA -- (Continued)
     Hyundai Engineering & Construction Co., Ltd............ 152,385 $ 6,158,213
     Hyundai Glovis Co., Ltd................................  28,696   2,881,513
     Hyundai Greenfood Co., Ltd.............................  38,183     414,378
*    Hyundai Heavy Industries Co., Ltd......................  55,503   6,105,504
*    Hyundai Heavy Industries Holdings Co., Ltd.............  21,736   6,830,392
     Hyundai Home Shopping Network Corp.....................   5,020     430,829
     Hyundai Marine & Fire Insurance Co., Ltd............... 208,568   7,673,603
# *  Hyundai Merchant Marine Co., Ltd....................... 188,580     628,119
# *  Hyundai Mipo Dockyard Co., Ltd.........................  20,360   1,688,675
     Hyundai Mobis Co., Ltd.................................  59,300   9,905,577
     Hyundai Motor Co....................................... 135,453  12,686,920
# *  Hyundai Rotem Co., Ltd.................................  32,868     636,518
     Hyundai Steel Co....................................... 191,753   7,036,610
     Hyundai Wia Corp.......................................  25,756     670,902
#    Iljin Materials Co., Ltd...............................  17,651     709,141
     Industrial Bank of Korea............................... 456,607   5,962,603
     Innocean Worldwide, Inc................................   3,114     158,588
     Jeil Pharmaceutical Co., Ltd...........................     157       5,806
#    Kakao Corp.............................................  28,969   2,341,681
     Kangwon Land, Inc...................................... 104,801   2,653,769
     KB Financial Group, Inc................................ 288,994  12,034,912
#    KB Financial Group, Inc., ADR..........................  58,792   2,442,808
     KCC Corp...............................................  11,295   2,456,242
     KEPCO Plant Service & Engineering Co., Ltd.............  30,975     750,242
     Kia Motors Corp........................................ 396,615   9,913,675
#    KIWOOM Securities Co., Ltd.............................  25,281   1,688,517
     Koh Young Technology, Inc..............................   2,393     189,616
     Kolon Industries, Inc..................................  40,014   1,770,632
# *  Komipharm International Co., Ltd.......................  23,890     448,324
# *  Korea Aerospace Industries, Ltd........................  37,044     943,618
#    Korea Electric Power Corp., Sponsored ADR.............. 130,759   1,563,878
     Korea Electric Power Corp.............................. 216,158   5,163,248
*    Korea Gas Corp.........................................  41,078   1,884,420
     Korea Investment Holdings Co., Ltd.....................  85,358   4,463,899
     Korea Kolmar Co., Ltd..................................  20,573     982,451
     Korea Petrochemical Ind Co., Ltd.......................   6,572     902,953
#    Korea Zinc Co., Ltd....................................  12,459   4,155,313
     Korean Air Lines Co., Ltd.............................. 185,901   4,500,288
     Korean Reinsurance Co..................................  69,779     594,245
     KT Corp., Sponsored ADR................................  82,100   1,136,264
     KT&G Corp..............................................  98,283   8,764,018
     Kumho Petrochemical Co., Ltd...........................  32,629   2,478,738
*    Kumho Tire Co., Inc.................................... 104,196     459,777
     LG Chem, Ltd...........................................  41,518  12,686,886
     LG Corp................................................ 137,455   8,008,462
#    LG Display Co., Ltd., ADR.............................. 808,137   5,931,726
     LG Display Co., Ltd.................................... 525,059   7,661,398
     LG Electronics, Inc.................................... 216,779  12,118,988
     LG Household & Health Care, Ltd........................  13,212  12,149,821
     LG Innotek Co., Ltd....................................  31,119   3,415,081
     LG International Corp..................................   2,443      33,727
     LG Uplus Corp.......................................... 442,702   6,291,787
     LIG Nex1 Co., Ltd......................................   3,131      80,075
     Lotte Chemical Corp....................................  42,164   9,741,681
     Lotte Chilsung Beverage Co., Ltd.......................      28      33,650
     Lotte Confectionery Co., Ltd...........................     237      33,052
*    Lotte Corp.............................................  20,841     872,023

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
                                                             SHARES     VALUE>>
                                                            --------- ------------
SOUTH KOREA -- (Continued)
    LOTTE Fine Chemical Co., Ltd...........................    26,238 $    943,518
    LOTTE Himart Co., Ltd..................................    14,100      696,333
    Lotte Shopping Co., Ltd................................    22,579    3,854,698
    LS Corp................................................    41,095    1,828,059
    LS Industrial Systems Co., Ltd.........................    27,263    1,185,236
    Macquarie Korea Infrastructure Fund....................   501,890    3,991,321
#   Mando Corp.............................................    64,625    1,738,804
#   Medy-Tox, Inc..........................................     6,364    2,607,124
    Meritz Financial Group, Inc............................   132,014    1,201,304
    Meritz Fire & Marine Insurance Co., Ltd................   174,445    2,791,164
    Meritz Securities Co., Ltd.............................   775,459    2,714,755
    Mirae Asset Daewoo Co., Ltd............................   675,912    3,835,631
    NAVER Corp.............................................   188,950   19,028,084
    NCSoft Corp............................................    16,404    6,200,006
#   Netmarble Corp.........................................    13,796    1,362,630
    Nexen Tire Corp........................................    50,780      364,212
    NH Investment & Securities Co., Ltd....................   271,628    2,915,938
*   NHN Entertainment Corp.................................    13,146      530,651
    NongShim Co., Ltd......................................     5,761    1,104,215
    OCI Co., Ltd...........................................    44,797    3,365,542
    Orion Corp.............................................     8,589      719,091
    Orion Holdings Corp....................................    82,251    1,133,611
    Ottogi Corp............................................     1,053      610,152
*   Pan Ocean Co., Ltd.....................................   431,074    1,814,608
#   Paradise Co., Ltd......................................    42,701      674,735
    POSCO, Sponsored ADR...................................   104,186    6,003,197
    POSCO..................................................    70,065   16,037,381
#   POSCO Chemtech Co., Ltd................................    20,052    1,153,406
    Posco Daewoo Corp......................................    99,219    1,560,956
    S-1 Corp...............................................    25,186    2,132,881
*   Samsung Biologics Co., Ltd.............................     6,405    2,192,299
    Samsung C&T Corp.......................................    51,407    4,920,070
    Samsung Card Co., Ltd..................................    51,403    1,518,900
#   Samsung Electro-Mechanics Co., Ltd.....................    47,511    4,959,395
    Samsung Electronics Co., Ltd., GDR.....................    52,509   49,046,747
    Samsung Electronics Co., Ltd........................... 4,912,950  183,920,164
*   Samsung Engineering Co., Ltd...........................   116,852    1,886,204
    Samsung Fire & Marine Insurance Co., Ltd...............    60,711   14,855,253
*   Samsung Heavy Industries Co., Ltd......................   796,613    4,887,410
    Samsung Life Insurance Co., Ltd........................    61,511    4,976,578
    Samsung SDI Co., Ltd...................................    48,119   10,007,026
    Samsung SDS Co., Ltd...................................    29,343    4,991,344
    Samsung Securities Co., Ltd............................   120,651    2,850,414
#   Seoul Semiconductor Co., Ltd...........................    43,467      783,120
    SFA Engineering Corp...................................    28,906      989,999
    Shinhan Financial Group Co., Ltd.......................   317,003   11,807,031
#   Shinhan Financial Group Co., Ltd., ADR.................    77,966    2,885,522
    Shinsegae, Inc.........................................    15,845    3,617,757
    SK Discovery Co., Ltd..................................    47,694    1,135,947
    SK Holdings Co., Ltd...................................    51,858   11,940,657
    SK Hynix, Inc..........................................   821,484   49,474,161
    SK Innovation Co., Ltd.................................    95,381   17,900,149
    SK Materials Co., Ltd..................................     9,016    1,476,552
    SK Networks Co., Ltd...................................   307,973    1,154,727
#   SK Telecom Co., Ltd., Sponsored ADR....................    24,883      644,719
    SK Telecom Co., Ltd....................................    18,352    4,311,994
    SKC Co., Ltd...........................................    45,410    1,327,991

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
                                                              SHARES     VALUE>>
                                                            ---------- ------------
SOUTH KOREA -- (Continued)
#   SKCKOLONPI, Inc........................................     17,473 $    517,215
    S-Oil Corp.............................................     39,787    4,341,648
#   Ssangyong Cement Industrial Co., Ltd...................    246,810    1,044,272
    Taekwang Industrial Co., Ltd...........................        432      560,591
    Tongyang Life Insurance Co., Ltd.......................     53,721      266,725
    Woori Bank.............................................    693,574    9,610,146
    Woori Bank, Sponsored ADR..............................      3,749      155,733
    Young Poong Corp.......................................        438      252,484
    Youngone Corp..........................................     43,468    1,367,536
    Yuhan Corp.............................................      9,386    1,383,880
*   Yungjin Pharmaceutical Co., Ltd........................     60,994      296,385
                                                            ---------- ------------
TOTAL SOUTH KOREA..........................................             894,866,311
                                                                       ------------
TAIWAN -- (15.0%)
#   Accton Technology Corp.................................    685,000    1,896,025
    Acer, Inc..............................................  4,849,811    3,412,627
    Advantech Co., Ltd.....................................    373,663    2,578,306
#   Airtac International Group.............................    207,518    1,790,303
    ASE Technology Holding Co., Ltd., ADR..................    133,966      513,090
    ASE Technology Holding Co., Ltd........................  7,079,782   14,279,381
    Asia Cement Corp.......................................  3,670,758    3,892,014
*   Asia Pacific Telecom Co., Ltd..........................  2,792,000      537,534
    Asustek Computer, Inc..................................  1,099,180    8,150,683
#   AU Optronics Corp., Sponsored ADR......................    319,570    1,223,953
#   AU Optronics Corp...................................... 28,567,873   11,161,627
    Casetek Holdings, Ltd..................................    206,709      292,389
    Catcher Technology Co., Ltd............................  1,524,429   15,413,778
    Cathay Financial Holding Co., Ltd......................  6,857,450   10,887,384
    Chailease Holding Co., Ltd.............................  2,451,916    7,032,488
    Chang Hwa Commercial Bank, Ltd.........................  9,221,974    5,238,933
#   Cheng Shin Rubber Industry Co., Ltd....................  3,477,965    4,906,870
    Chicony Electronics Co., Ltd...........................  1,172,497    2,350,023
    China Airlines, Ltd....................................  9,779,536    2,902,004
    China Development Financial Holding Corp............... 22,365,121    7,201,085
    China Life Insurance Co., Ltd..........................  4,546,354    4,321,084
    China Motor Corp.......................................    825,000      622,819
*   China Petrochemical Development Corp...................  3,819,000    1,398,711
    China Steel Corp....................................... 15,533,932   12,268,633
    Chipbond Technology Corp...............................  1,093,000    2,013,074
#   Chroma ATE, Inc........................................    457,000    1,609,922
#   Chunghwa Telecom Co., Ltd., Sponsored ADR..............    258,465    9,066,952
    Chunghwa Telecom Co., Ltd..............................  1,536,000    5,425,384
    Compal Electronics, Inc................................  8,616,541    4,759,583
    Compeq Manufacturing Co., Ltd..........................  1,812,000    1,163,844
    CTBC Financial Holding Co., Ltd........................ 20,702,175   13,862,807
    CTCI Corp..............................................  1,199,000    1,693,248
    Delta Electronics, Inc.................................  2,064,486    8,689,871
    E Ink Holdings, Inc....................................  1,072,000      848,870
    E.Sun Financial Holding Co., Ltd....................... 15,030,377    9,979,719
    Eclat Textile Co., Ltd.................................    258,402    3,076,715
    Elite Material Co., Ltd................................     14,000       28,062
    Epistar Corp...........................................  2,139,000    1,939,483
    Eternal Materials Co., Ltd.............................  1,630,591    1,215,559
    Eva Airways Corp.......................................  7,636,221    3,498,107
    Evergreen Marine Corp. Taiwan, Ltd.....................  4,864,658    1,797,177
    Far Eastern New Century Corp...........................  7,623,085    7,667,429

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
                                                              SHARES     VALUE>>
                                                            ---------- -----------
TAIWAN -- (Continued)
    Far EasTone Telecommunications Co., Ltd................  2,601,000 $ 6,198,138
    Feng TAY Enterprise Co., Ltd...........................    500,424   3,010,373
    First Financial Holding Co., Ltd....................... 16,236,988  10,272,213
    FLEXium Interconnect, Inc..............................    132,000     333,715
    Formosa Chemicals & Fibre Corp.........................  2,951,518  10,711,225
#   Formosa Petrochemical Corp.............................  1,719,000   6,786,227
    Formosa Plastics Corp..................................  3,487,153  11,403,276
#   Formosa Sumco Technology Corp..........................     29,000      99,417
    Formosa Taffeta Co., Ltd...............................  1,412,000   1,539,134
    Foxconn Technology Co., Ltd............................  1,494,627   3,173,798
    Fubon Financial Holding Co., Ltd.......................  8,817,233  13,833,396
#   General Interface Solution Holding, Ltd................    491,000   1,639,885
    Giant Manufacturing Co., Ltd...........................    489,506   1,873,441
    Gigabyte Technology Co., Ltd...........................    356,000     468,064
    Globalwafers Co., Ltd..................................    233,000   1,854,807
#   Gourmet Master Co., Ltd................................    133,840     811,760
    HannStar Display Corp..................................  4,716,000   1,040,499
    Highwealth Construction Corp...........................  1,158,190   1,701,294
#   Hiwin Technologies Corp................................    419,627   2,723,424
    Hon Hai Precision Industry Co., Ltd.................... 10,525,322  26,792,716
#   Hota Industrial Manufacturing Co., Ltd.................    290,235   1,221,930
#   Hotai Motor Co., Ltd...................................    390,000   2,698,571
*   HTC Corp...............................................    301,235     327,902
    Hua Nan Financial Holdings Co., Ltd.................... 12,693,935   7,170,009
#   Innolux Corp........................................... 29,692,241   9,015,878
#   Inventec Corp..........................................  5,034,550   4,068,928
    Kenda Rubber Industrial Co., Ltd.......................    612,377     586,776
#   King Slide Works Co., Ltd..............................     57,000     593,122
    King Yuan Electronics Co., Ltd.........................    709,000     415,242
    King's Town Bank Co., Ltd..............................  1,629,000   1,558,658
    Largan Precision Co., Ltd..............................    133,860  14,625,998
    LCY Chemical Corp......................................    817,123   1,374,321
    Lien Hwa Industrial Corp...............................     83,600      82,433
#   Lite-On Technology Corp................................  4,435,410   5,099,562
    Long Chen Paper Co., Ltd...............................    486,509     248,829
#   Macronix International.................................  5,042,074   2,807,424
    MediaTek, Inc..........................................  1,092,995   8,073,557
    Mega Financial Holding Co., Ltd........................ 17,948,369  15,198,559
#   Merida Industry Co., Ltd...............................    145,287     510,039
    Merry Electronics Co., Ltd.............................     53,000     229,695
    Micro-Star International Co., Ltd......................  1,080,000   2,405,887
    Nan Ya Plastics Corp...................................  4,331,599  10,790,047
#   Nanya Technology Corp..................................  1,603,010   2,676,629
    Nien Made Enterprise Co., Ltd..........................    257,000   1,593,855
    Novatek Microelectronics Corp..........................    883,000   3,906,324
#   Parade Technologies, Ltd...............................     82,000   1,091,379
#   Pegatron Corp..........................................  4,155,345   7,592,835
    Phison Electronics Corp................................    283,000   1,861,037
    Pou Chen Corp..........................................  6,126,487   6,216,840
    Powertech Technology, Inc..............................  2,217,819   4,864,891
    Poya International Co., Ltd............................     55,275     481,703
    President Chain Store Corp.............................    795,831   9,002,563
    Qisda Corp.............................................  3,366,000   1,914,332
    Quanta Computer, Inc...................................  4,491,000   7,103,397
    Realtek Semiconductor Corp.............................    728,950   2,935,283
    Ruentex Development Co., Ltd...........................    952,230   1,321,560
    Ruentex Industries, Ltd................................    765,109   1,922,502

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
                                                               SHARES     VALUE>>
                                                             ---------- ------------
TAIWAN -- (Continued)
#    Shin Kong Financial Holding Co., Ltd................... 14,135,330 $  4,660,460
#    Silergy Corp...........................................     66,000      840,869
     Simplo Technology Co., Ltd.............................    295,000    1,715,659
     Sino-American Silicon Products, Inc....................  1,456,000    2,726,514
     SinoPac Financial Holdings Co., Ltd.................... 17,621,623    5,994,384
     St Shine Optical Co., Ltd..............................     45,000      803,349
#    Standard Foods Corp....................................    624,418      938,920
     Synnex Technology International Corp...................  1,945,343    2,099,290
#    TA Chen Stainless Pipe.................................  1,653,000    2,335,770
     Taichung Commercial Bank Co., Ltd......................    166,442       54,924
*    TaiMed Biologics, Inc..................................    109,000      680,782
     Taishin Financial Holding Co., Ltd..................... 16,620,662    7,405,692
     Taiwan Business Bank...................................  6,732,631    2,222,545
     Taiwan Cement Corp.....................................  6,287,292    7,067,448
     Taiwan Cooperative Financial Holding Co., Ltd.......... 13,888,806    7,822,579
     Taiwan FamilyMart Co., Ltd.............................     85,000      577,192
     Taiwan Fertilizer Co., Ltd.............................  1,215,000    1,652,374
     Taiwan Glass Industry Corp.............................  2,181,374      938,062
     Taiwan High Speed Rail Corp............................  2,031,000    2,018,208
     Taiwan Mobile Co., Ltd.................................  2,215,300    7,915,947
     Taiwan Secom Co., Ltd..................................    427,670    1,217,389
     Taiwan Semiconductor Manufacturing Co., Ltd.,
       Sponsored ADR........................................  1,815,491   69,170,207
     Taiwan Semiconductor Manufacturing Co., Ltd............ 23,066,808  173,171,342
# *  Tatung Co., Ltd........................................  3,317,000    3,877,342
     Teco Electric and Machinery Co., Ltd...................  3,222,000    1,853,815
     Tong Yang Industry Co., Ltd............................    453,000      512,240
     TPK Holding Co., Ltd...................................     14,000       21,828
#    Transcend Information, Inc.............................    353,181      738,501
     Tripod Technology Corp.................................    821,870    1,985,917
     Uni-President Enterprises Corp.........................  6,976,033   16,908,873
#    United Microelectronics Corp........................... 33,504,000   12,767,748
     Vanguard International Semiconductor Corp..............    990,000    1,831,649
     Voltronic Power Technology Corp........................     71,350    1,154,907
     Walsin Lihwa Corp......................................  5,643,000    2,806,618
#    Walsin Technology Corp.................................    414,000    1,749,437
     Wan Hai Lines, Ltd.....................................  1,467,800      717,873
#    Win Semiconductors Corp................................    842,034    2,600,784
#    Winbond Electronics Corp...............................  7,122,407    3,102,905
     Wintek Corp............................................    604,760        6,706
     Wistron Corp...........................................  6,755,699    4,141,540
     WPG Holdings, Ltd......................................  2,160,039    2,572,576
#    Yageo Corp.............................................    252,682    2,591,030
     Yuanta Financial Holding Co., Ltd...................... 16,914,806    8,225,645
#    Yulon Motor Co., Ltd...................................    869,000      508,090
     Zhen Ding Technology Holding, Ltd......................  1,297,700    2,969,104
                                                             ---------- ------------
TOTAL TAIWAN................................................             830,137,883
                                                                        ------------
THAILAND -- (3.5%)
     Advanced Info Service PCL..............................  1,483,600    8,771,813
     Airports of Thailand PCL...............................  5,113,900    9,872,989
     B Grimm Power PCL......................................    541,700      457,545
     Bangchak Corp. PCL.....................................  1,453,500    1,446,923
     Bangkok Bank PCL.......................................    207,800    1,328,917
     Bangkok Dusit Medical Services PCL.....................  5,314,500    3,927,760
     Bangkok Expressway & Metro PCL......................... 14,823,799    3,800,974

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
                                                              SHARES     VALUE>>
                                                            ---------- -----------
THAILAND -- (Continued)
    Bangkok Life Assurance PCL.............................    845,800 $   810,080
    Banpu PCL..............................................  4,609,350   2,419,387
    Banpu Power PCL........................................    837,900     604,097
    Berli Jucker PCL.......................................  1,309,800   2,202,756
    BTS Group Holdings PCL.................................  6,576,800   1,815,316
    Bumrungrad Hospital PCL................................    402,600   2,343,946
    Carabao Group PCL......................................    298,700     407,728
    Central Pattana PCL....................................  1,717,900   4,093,940
    Central Plaza Hotel PCL................................  1,091,200   1,324,911
    CH Karnchang PCL.......................................    500,300     384,846
    Charoen Pokphand Foods PCL.............................  7,313,600   5,570,691
    CP ALL PCL.............................................  5,689,600  11,542,250
    Delta Electronics Thailand PCL.........................    710,400   1,478,661
    Electricity Generating PCL.............................    192,300   1,340,009
    Energy Absolute PCL....................................  2,027,900   3,028,086
    Esso Thailand PCL......................................  2,616,000   1,144,253
    Global Power Synergy PCL...............................    530,900     924,871
    Glow Energy PCL........................................    737,100   1,862,206
    Home Product Center PCL................................  7,113,113   3,197,146
    Indorama Ventures PCL..................................  1,976,800   3,235,035
    Intouch Holdings PCL...................................    582,500     931,297
    IRPC PCL............................................... 20,052,200   3,689,847
    Jasmine International PCL..............................  5,215,000     810,173
    Kasikornbank PCL.......................................    990,400   5,960,326
    Kasikornbank PCL.......................................     75,400     453,765
    Kiatnakin Bank PCL.....................................    753,600   1,619,729
    Krung Thai Bank PCL....................................  5,565,887   3,374,791
    Krungthai Card PCL.....................................  1,904,000   1,995,897
    Land & Houses PCL......................................    790,000     245,460
    Land & Houses PCL......................................  2,877,040     893,922
    Minor International PCL................................  2,330,270   2,565,757
    MK Restaurants Group PCL...............................    501,100   1,016,560
    Muangthai Capital PCL..................................  1,572,600   2,478,683
    Pruksa Holding PCL.....................................  1,867,300   1,137,842
    PTT Exploration & Production PCL.......................  1,864,655   7,846,738
    PTT Global Chemical PCL................................  4,261,672   9,931,046
    PTT PCL................................................ 16,434,000  25,283,077
    Ratchaburi Electricity Generating Holding PCL..........    661,500     977,783
    Robinson PCL...........................................    506,800     997,548
    Siam Cement PCL (The)..................................    172,700   2,177,635
    Siam Cement PCL (The)..................................    230,100   2,901,412
    Siam City Cement PCL...................................    111,567     807,725
    Siam Commercial Bank PCL (The).........................  1,254,166   5,202,046
    Siam Global House PCL..................................  2,170,633   1,224,460
    Srisawad Corp. PCL.....................................    619,611     831,755
    Star Petroleum Refining PCL............................  4,448,400   1,892,080
    Supalai PCL............................................    280,100     185,043
    Thai Oil PCL...........................................  2,893,800   7,398,176
    Thai Union Group PCL...................................  3,261,840   1,633,380
    Thanachart Capital PCL.................................  2,104,200   3,348,312
    Tisco Financial Group PCL..............................    724,600   1,721,335
    TMB Bank PCL........................................... 23,458,100   1,613,408
    Total Access Communication PCL.........................    551,500     790,234
    Total Access Communication PCL.........................  1,459,300   2,091,003
    TPI Polene PCL.........................................  1,123,700      61,015
    TPI Polene Power PCL...................................  2,998,600     542,733
    True Corp. PCL......................................... 23,148,731   4,119,985

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
                                                               SHARES      VALUE>>
                                                             ---------- --------------
THAILAND -- (Continued)
     TTW PCL................................................    581,700 $      215,834
     VGI Global Media PCL...................................  2,988,700        680,684
     WHA Corp. PCL.......................................... 14,117,300      1,754,548
                                                             ---------- --------------
TOTAL THAILAND..............................................               192,740,180
                                                                        --------------
TURKEY -- (1.0%)
     Akbank Turk A.S........................................  3,522,991      4,166,237
     Anadolu Efes Biracilik Ve Malt Sanayii A.S.............    238,530        801,989
#    Arcelik A.S............................................    374,452      1,041,476
#    Aselsan Elektronik Sanayi Ve Ticaret A.S...............    141,812        641,977
     BIM Birlesik Magazalar A.S.............................    361,723      5,142,045
#    Coca-Cola Icecek A.S...................................    214,118      1,057,156
#    Enka Insaat ve Sanayi A.S..............................    806,244        673,766
     Eregli Demir ve Celik Fabrikalari TAS..................  2,461,933      3,995,239
     Ford Otomotiv Sanayi A.S...............................    126,138      1,354,590
     KOC Holding A.S........................................  1,011,450      2,825,487
*    Koza Altin Isletmeleri A.S.............................     33,399        269,213
     Petkim Petrokimya Holding A.S..........................  1,304,636      1,187,517
     Soda Sanayii A.S.......................................    301,274        365,354
     TAV Havalimanlari Holding A.S..........................    393,004      1,636,202
     Tekfen Holding A.S.....................................    313,689      1,194,248
#    Tofas Turk Otomobil Fabrikasi A.S......................    285,875      1,079,026
     Tupras Turkiye Petrol Rafinerileri A.S.................    248,087      5,853,280
*    Turk Hava Yollari AO...................................  1,457,515      3,671,312
*    Turk Telekomunikasyon A.S..............................    802,767        460,656
     Turkcell Iletisim Hizmetleri A.S.......................  1,664,980      3,388,142
#    Turkcell Iletisim Hizmetleri A.S., ADR.................     73,838        381,004
     Turkiye Garanti Bankasi A.S............................  3,279,091      4,124,829
#    Turkiye Halk Bankasi A.S...............................  1,332,954      1,474,087
     Turkiye Is Bankasi, Class C............................  2,612,331      1,869,642
     Turkiye Sise ve Cam Fabrikalari A.S....................  1,716,332      1,453,561
#    Turkiye Vakiflar Bankasi TAO, Class D..................  1,893,088      1,161,469
# *  Ulker Biskuvi Sanayi A.S...............................    214,925        568,310
# *  Yapi ve Kredi Bankasi A.S..............................  2,425,128        703,307
                                                             ---------- --------------
TOTAL TURKEY................................................                52,541,121
                                                                        --------------
TOTAL COMMON STOCKS.........................................             5,271,410,776
                                                                        --------------
PREFERRED STOCKS -- (2.2%)
BRAZIL -- (2.1%)
     Banco Bradesco SA......................................  1,913,426     17,635,500
*    Centrais Eletricas Brasileiras SA, Class B.............    260,352      1,860,906
     Cia Brasileira de Distribuicao.........................    243,459      5,117,120
     Cia Energetica de Minas Gerais.........................    769,441      2,280,514
     Gerdau SA..............................................  1,199,021      5,238,770
     Itau Unibanco Holding SA...............................  4,000,827     52,946,589
     Lojas Americanas SA....................................    726,150      3,668,311
     Petroleo Brasileiro SA.................................  2,860,161     21,227,367
     Telefonica Brasil SA...................................    314,262      3,649,712
     Usinas Siderurgicas de Minas Gerais SA, Class A........    771,800      2,131,964
                                                             ---------- --------------
TOTAL BRAZIL................................................               115,756,753
                                                                        --------------
CHILE -- (0.0%)
     Embotelladora Andina SA, Class B.......................    348,486      1,222,655
                                                             ---------- --------------

SCHEDULE OF INVESTMENTS
CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
COLOMBIA -- (0.1%)
       Banco Davivienda SA....................................    172,705 $    1,662,944
       Bancolombia SA.........................................     30,330        283,563
       Grupo Argos SA.........................................     55,405        223,719
       Grupo Aval Acciones y Valores SA.......................  3,848,843      1,350,889
       Grupo de Inversiones Suramericana SA...................    127,756      1,166,647
                                                               ---------- --------------
TOTAL COLOMBIA................................................                 4,687,762
                                                                          --------------
TOTAL PREFERRED STOCKS........................................               121,667,170
                                                                          --------------
RIGHTS/WARRANTS -- (0.0%)
CHILE -- (0.0%)
*      Banco de Credito e Inversiones SA Rights 11/29/18......      5,401         15,512
*      SACI Falabella Rights 11/13/18.........................     30,147          3,032
                                                               ---------- --------------
TOTAL CHILE...................................................                    18,544
                                                                          --------------
TAIWAN -- (0.0%)
*      Evergreen Marine Corp., Ltd. Rights 11/21/18...........    277,125          6,269
*      Taichung Commercial Bank Rights 11/26/18...............      5,547              0
*      Taishin financial Holding Co., Ltd. Rights 11/22/18....    335,282         32,507
                                                               ---------- --------------
TOTAL TAIWAN..................................................                    38,776
                                                                          --------------
THAILAND -- (0.0%)
*      BTS Group Holdings PCL Warrants 08/01/19...............    659,522              0
*      VGI Global Media PCL Warrents 09/10/22.................    597,740          7,212
                                                               ---------- --------------
TOTAL THAILAND................................................                     7,212
                                                                          --------------
TOTAL RIGHTS/WARRANTS.........................................                    64,532
                                                                          --------------
TOTAL INVESTMENT SECURITIES...................................             5,393,142,478
                                                                          --------------

                                                                             VALUE+
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (2.4%)
@ (S)  DFA Short Term Investment Fund......................... 11,686,417    135,211,841
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $4,213,118,395).........................................            $5,528,354,319
                                                                          ==============

ADR   American Depositary Receipt
CP    Certificate Participation.
GDR   Global Depositary Receipt.
P.L.C Public Limited Company.
SA    Special Assessment.

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*     Non-Income Producing Securities.
#     Total or Partial Securities on Loan.
+     See Note B to Financial Statements.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

SCHEDULE OF INVESTMENTS
CONTINUED


As of October 31, 2018, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets....
 Index(R)................    650     12/21/18  $33,568,522 $31,092,750   (2,475,772)
S&P 500(R)  Emini
  Index..................    148     12/21/18   20,291,986  20,062,140     (229,846)
                                               ----------- -----------  -----------
TOTAL FUTURES CONTRACTS..                      $53,860,508 $51,154,890  $(2,705,618)
                                               =========== ===========  ===========

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 -----------------------------------------------------
                                     LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                 --------------  -------------- ------- --------------
Common Stocks
   Brazil....................... $  356,286,128              --   --    $  356,286,128
   Chile........................     35,231,301  $   37,207,705   --        72,439,006
   China........................    235,305,225     675,217,976   --       910,523,201
   Colombia.....................     24,550,668              --   --        24,550,668
   Czech Republic...............             --      10,527,316   --        10,527,316
   Egypt........................        525,244       6,117,396   --         6,642,640
   Greece.......................             --      13,595,686   --        13,595,686
   Hungary......................             --      25,919,646   --        25,919,646
   India........................     31,299,929     659,137,801   --       690,437,730
   Indonesia....................      5,243,380     134,586,133   --       139,829,513
   Malaysia.....................             --     175,478,749   --       175,478,749
   Mexico.......................    204,769,315              --   --       204,769,315
   Peru.........................     18,255,413              --   --        18,255,413
   Philippines..................      1,930,141      73,276,120   --        75,206,261
   Poland.......................             --      88,729,398   --        88,729,398
   Russia.......................     14,273,976      85,753,971   --       100,027,947
   South Africa.................     49,660,256     338,246,408   --       387,906,664
   South Korea..................     20,763,847     874,102,464   --       894,866,311
   Taiwan.......................     79,974,202     750,163,681   --       830,137,883
   Thailand.....................    192,740,180              --   --       192,740,180
   Turkey.......................        381,004      52,160,117   --        52,541,121
Preferred Stocks
   Brazil.......................    115,756,753              --   --       115,756,753
   Chile........................             --       1,222,655   --         1,222,655
   Colombia.....................      4,687,762              --   --         4,687,762
Rights/Warrants
   Chile........................             --          18,544   --            18,544
   Taiwan.......................             --          38,776   --            38,776
   Thailand.....................             --           7,212   --             7,212
Securities Lending Collateral...             --     135,211,841   --       135,211,841
Futures Contracts**.............     (2,705,618)             --   --        (2,705,618)
                                 --------------  --------------   --    --------------
TOTAL........................... $1,388,929,106  $4,136,719,595   --    $5,525,648,701
                                 ==============  ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                     THE EMERGING MARKETS SMALL CAP SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                             SHARES     VALUE>>
                                                            --------- -----------
COMMON STOCKS -- (93.5%)
BRAZIL -- (7.9%)
    AES Tiete Energia SA................................... 2,245,406 $ 6,214,613
    AES Tiete Energia SA...................................       878         486
    Aliansce Shopping Centers SA........................... 1,126,253   5,302,150
*   Alliar Medicos A Frente SA.............................   221,000     711,428
    Alupar Investimento SA................................. 1,398,766   6,577,564
    Anima Holding SA.......................................   295,600   1,322,515
    Arezzo Industria e Comercio SA.........................   486,386   6,195,001
*   Azul SA, ADR...........................................   430,431  10,493,884
*   B2W Cia Digital........................................ 1,102,084  10,216,825
*   BR Malls Participacoes SA.............................. 8,172,100  27,888,128
    BR Properties SA....................................... 1,013,953   2,127,898
*   Brasil Brokers Participacoes SA........................    41,623      66,435
    BrasilAgro - Co. Brasileira de Propriedades Agricolas..   275,942   1,052,902
    Cia de Locacao das Americas............................   178,866   1,476,011
    Cia de Saneamento de Minas Gerais-COPASA...............   659,392   9,089,563
    Cia de Saneamento do Parana............................   504,007   6,995,019
    Cia Energetica de Minas Gerais......................... 1,443,889   4,298,882
    Cia Hering............................................. 1,363,244   8,297,051
    Cia Paranaense de Energia, Sponsored ADR...............   127,664     894,925
    Cia Paranaense de Energia..............................   213,600   1,492,875
*   Cia Siderurgica Nacional SA............................ 6,494,464  16,700,798
*   Construtora Tenda SA...................................   670,450   5,139,846
*   Cosan Logistica SA.....................................   906,262   3,102,453
    CSU Cardsystem SA......................................   241,035     479,285
    CVC Brasil Operadora e Agencia de Viagens SA........... 1,215,787  18,490,809
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes........................................ 2,758,267  10,821,093
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes........................................    37,800      90,399
    Dimed SA Distribuidora da Medicamentos.................     1,100      90,152
*   Direcional Engenharia SA............................... 1,269,609   2,435,848
    Duratex SA............................................. 3,304,223  10,201,672
    EcoRodovias Infraestrutura e Logistica SA.............. 2,349,307   5,965,592
    EDP - Energias do Brasil SA............................ 3,194,114  12,016,014
    Embraer SA, Sponsored ADR..............................   261,258   5,818,216
    Energisa SA............................................   724,080   6,712,551
*   Eneva SA...............................................   537,000   1,991,294
    Equatorial Energia SA.................................. 2,016,858  36,847,017
    Estacio Participacoes SA............................... 3,106,590  19,308,189
*   Even Construtora e Incorporadora SA.................... 2,083,264   2,681,401
    Ez Tec Empreendimentos e Participacoes SA..............   812,142   5,233,151
    Fleury SA.............................................. 1,867,731  10,464,112
    Fras-Le SA.............................................   234,360     275,199
*   Gafisa SA..............................................   385,516   1,222,380
    Gafisa SA, ADR.........................................    73,263     456,429
*   Gol Linhas Aereas Inteligentes SA, ADR.................   342,144   3,390,647
    Grendene SA............................................ 2,689,951   5,269,312
    Guararapes Confeccoes SA...............................    79,500   2,841,193
*   Helbor Empreendimentos SA.............................. 2,524,448   1,132,830
    Iguatemi Empresa de Shopping Centers SA................ 1,111,695  11,608,348
    Industrias Romi SA.....................................    77,600     162,019
    Instituto Hermes Pardini SA............................   213,858     875,200
    International Meal Co. Alimentacao SA, Class A......... 1,475,895   2,657,127
    Iochpe-Maxion SA....................................... 1,144,900   5,962,156
*   JHSF Participacoes SA..................................   729,847     309,864

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES     VALUE>>
                                                            --------- ------------
BRAZIL -- (Continued)
*   JSL SA.................................................   563,507 $  1,034,194
*   Kepler Weber SA........................................   133,346      422,809
    Light SA...............................................   884,852    3,963,585
    Linx SA................................................   340,136    2,343,433
    Localiza Rent a Car SA................................. 1,323,634   10,225,575
*   Magnesita Refratarios SA...............................   371,991    5,607,601
    Mahle-Metal Leve SA....................................   500,114    2,886,591
    Marcopolo SA...........................................   545,400      441,127
*   Marfrig Global Foods SA................................ 1,709,640    2,944,725
*   Marisa Lojas SA........................................   722,120    1,009,008
*   Mills Estruturas e Servicos de Engenharia SA........... 1,083,308      914,037
*   Minerva SA.............................................   517,669      763,671
    Movida Participacoes SA................................   583,637    1,237,376
    MRV Engenharia e Participacoes SA...................... 3,320,154   11,276,836
    Multiplan Empreendimentos Imobiliarios SA.............. 2,312,880   14,294,301
    Multiplus SA...........................................   460,375    3,122,361
    Natura Cosmeticos SA...................................   329,218    2,883,035
    Odontoprev SA.......................................... 2,704,069    9,605,748
*   Paranapanema SA........................................ 2,975,543    1,175,345
*   Petro Rio SA...........................................    64,000    2,046,487
    Porto Seguro SA........................................   521,847    7,625,431
    Portobello SA..........................................   913,051    1,273,340
*   Profarma Distribuidora de Produtos Farmaceuticos SA....   166,002      210,541
    QGEP Participacoes SA..................................   802,694    2,588,292
    Qualicorp Consultoria e Corretora de Seguros SA........ 2,192,705    8,484,469
*   Renova Energia SA......................................    15,300       11,512
    Restoque Comercio e Confeccoes de Roupas SA............   137,181    1,089,261
    Santos Brasil Participacoes SA......................... 2,765,640    2,653,053
    Sao Carlos Empreendimentos e Participacoes SA..........    83,609      718,927
    Sao Martinho SA........................................ 1,552,744    8,094,380
    Ser Educacional SA.....................................   537,517    2,251,751
    SLC Agricola SA........................................   632,873    9,706,944
    Smiles Fidelidade SA...................................   564,900    5,654,313
    Sonae Sierra Brasil SA.................................   282,746    1,743,657
*   Springs Global Participacoes SA........................   118,700      217,210
    Sul America SA......................................... 2,955,000   19,692,056
    T4F Entretenimento SA..................................   319,100      613,077
*   Technos SA.............................................   239,700      130,107
*   Tecnisa SA............................................. 1,352,036      490,460
    Tegma Gestao Logistica SA..............................   324,902    2,006,247
    TOTVS SA...............................................   575,326    3,880,341
    Transmissora Alianca de Energia Eletrica SA............ 3,107,826   18,589,334
    Tupy SA................................................   707,008    3,324,638
    Unipar Carbocloro SA...................................       700        7,110
    Usinas Siderurgicas de Minas Gerais SA.................    42,600      146,522
    Valid Solucoes e Servicos de Seguranca em Meios de
    Pagamento e Identificacao S.A..........................   754,216    3,088,607
    Via Varejo SA..........................................   205,862      309,775
    Via Varejo SA.......................................... 1,832,219    8,305,666
*   Vulcabras Azaleia SA...................................   601,926    1,009,275
    Wiz Solucoes e Corretagem de Seguros SA................   605,644    1,228,701
                                                            --------- ------------
TOTAL BRAZIL...............................................            514,809,593
                                                                      ------------
CHILE -- (1.6%)
    AES Gener SA........................................... 6,667,025    1,883,811
    Banvida SA.............................................    28,774       17,869

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES      VALUE>>
                                                             ----------- ------------
CHILE -- (Continued)
     Besalco SA.............................................   2,971,715 $  2,384,141
     CAP SA.................................................     797,759    7,681,741
     Cementos BIO BIO SA....................................     352,724      466,727
*    Cia Pesquera Camanchaca SA.............................   1,171,046      119,076
*    Cia Sud Americana de Vapores SA........................ 161,899,245    4,835,006
*    Clinica Las Condes SA..................................       3,361      179,744
     Cristalerias de Chile SA...............................     130,323    1,084,880
     Embotelladora Andina SA, ADR, Class B..................      20,423      422,552
     Empresa Nacional de Telecomunicaciones SA..............     697,429    5,044,837
*    Empresas AquaChile SA..................................   1,608,678    1,104,250
     Empresas Hites SA......................................   1,238,776      961,137
*    Empresas La Polar SA...................................  23,233,632    1,132,308
     Empresas Lipigas SA....................................       3,250       25,987
     Empresas Tricot SA.....................................      40,504       56,161
     Engie Energia Chile SA.................................   5,782,375    9,500,451
*    Enjoy SA...............................................   2,562,139      211,476
     Forus SA...............................................     821,357    2,201,650
     Grupo Security SA......................................   8,064,925    3,321,731
     Hortifrut SA...........................................      53,302      154,443
     Instituto de Diagnostico SA............................       2,928        9,473
     Inversiones Aguas Metropolitanas SA....................   3,850,330    5,301,102
     Inversiones La Construccion SA.........................     355,112    5,290,697
     Masisa SA..............................................  19,784,466    1,055,479
     Multiexport Foods SA...................................   5,047,935    2,612,755
     Parque Arauco SA.......................................   6,059,389   13,716,248
     PAZ Corp. SA...........................................   1,331,427    1,962,597
     Ripley Corp. SA........................................   9,123,096    7,715,779
     Salfacorp SA...........................................   3,414,678    4,836,550
     Sigdo Koppers SA.......................................   1,047,841    1,626,418
*    SMU SA.................................................   2,672,513      705,768
     Sociedad Matriz SAAM SA................................  38,968,340    3,349,008
     Socovesa SA............................................   3,154,986    1,641,272
     SONDA SA...............................................   3,608,814    5,161,713
     Vina Concha y Toro SA..................................   4,510,618    8,489,268
                                                             ----------- ------------
TOTAL CHILE.................................................              106,264,105
                                                                         ------------
CHINA -- (16.5%)
*    21Vianet Group, Inc., ADR..............................     555,733    6,043,596
     361 Degrees International, Ltd.........................   5,400,000    1,256,506
     3SBio, Inc.............................................   5,447,000    7,963,322
*    500.com, Ltd., ADR, Class A............................     129,778      951,273
*    51job, Inc., ADR.......................................     118,730    7,291,209
*    A8 New Media Group, Ltd................................   5,228,000      194,000
     AAG Energy Holdings, Ltd...............................      84,601       12,524
*    Advanced Semiconductor Manufacturing Corp., Ltd.,......
     Class H................................................     988,000      171,345
     Agile Group Holdings, Ltd..............................   1,138,000    1,307,500
     Ajisen China Holdings, Ltd.............................   4,219,000    1,405,957
     AKM Industrial Co., Ltd................................   2,660,000      349,611
# *  Alibaba Pictures Group, Ltd............................  59,170,000    8,176,106
     AMVIG Holdings, Ltd....................................   2,508,000      626,801
     Anhui Expressway Co., Ltd., Class H....................   2,962,000    1,718,372
*    Anton Oilfield Services Group..........................  12,002,000    1,697,164
*    Anxin-China Holdings, Ltd..............................  16,347,000      150,505
*    Aowei Holdings, Ltd....................................   1,795,000      418,952
*    Art Group Holdings, Ltd................................     320,000       12,939

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     Asia Cement China Holdings Corp........................  3,072,500 $ 2,627,065
*    Asian Citrus Holdings, Ltd.............................  2,314,000      33,196
     ATA, Inc., ADR.........................................        500         565
#    Ausnutria Dairy Corp., Ltd.............................  1,414,000   1,287,996
# *  AVIC International Holding HK, Ltd..................... 42,783,722     984,043
#    AVIC International Holdings, Ltd., Class H.............  1,960,000     950,364
     AviChina Industry & Technology Co., Ltd., Class H...... 15,268,000  10,195,647
     BAIOO Family Interactive, Ltd..........................  5,590,000     317,432
     Bank of Chongqing Co., Ltd., Class H...................  2,533,500   1,465,068
     Bank of Tianjin Co., Ltd., Class H.....................     22,500      11,523
# *  Bank of Zhengzhou Co., Ltd., Class H...................    105,000      54,018
*    Baoye Group Co., Ltd., Class H.........................  1,758,000     943,577
*    Baozun, Inc., Sponsored ADR............................    173,465   6,905,642
     BBI Life Sciences Corp.................................  1,299,000     418,858
     BBMG Corp., Class H....................................  1,432,000     396,138
     Beijing Capital International Airport Co., Ltd.,
       Class H..............................................  1,884,000   2,045,360
     Beijing Capital Land, Ltd., Class H....................  8,386,500   2,847,584
*    Beijing Enterprises Clean Energy Group, Ltd............ 59,768,570     756,730
# *  Beijing Enterprises Environment Group, Ltd.............    622,000      50,175
# *  Beijing Enterprises Medical & Health Group, Ltd........ 30,162,000   1,195,761
     Beijing Enterprises Water Group, Ltd................... 12,104,000   6,181,018
# *  Beijing Gas Blue Sky Holdings, Ltd..................... 15,784,000   1,028,259
     Beijing Jingneng Clean Energy Co., Ltd., Class H.......  9,394,000   1,764,770
#    Beijing North Star Co., Ltd., Class H..................  5,912,000   1,563,265
# *  Beijing Properties Holdings, Ltd....................... 10,632,000     316,017
     Beijing Urban Construction Design & Development Group
       Co., Ltd., Class H...................................  2,032,000     633,362
#    Best Pacific International Holdings, Ltd...............  2,128,000     541,403
     BII Railway Transportation Technology Holdings Co.,
       Ltd..................................................  2,636,000     163,147
     Billion Industrial Holdings, Ltd.......................     44,000      50,697
*    Bitauto Holdings, Ltd., ADR............................    175,017   3,342,825
*    Boer Power Holdings, Ltd...............................  2,580,000     241,810
     Bosideng International Holdings, Ltd................... 19,728,000   2,777,049
# *  Boyaa Interactive International, Ltd...................  3,237,000     759,662
     Brilliance China Automotive Holdings, Ltd..............  2,422,000   2,124,657
     Brilliant Circle Holdings International, Ltd...........    250,000      28,298
#    BYD Electronic International Co., Ltd..................  2,995,500   3,524,917
     C C Land Holdings, Ltd................................. 15,311,015   3,638,141
# *  C.banner International Holdings, Ltd...................  4,867,000     335,431
     Cabbeen Fashion, Ltd...................................  1,566,000     423,227
#    Canvest Environmental Protection Group Co., Ltd........  4,729,000   2,516,231
*    Capital Environment Holdings, Ltd...................... 21,762,000     450,878
# *  CAR, Inc...............................................  6,083,000   4,835,458
# *  Carnival Group International Holdings, Ltd............. 26,200,000     474,817
     Carrianna Group Holdings Co., Ltd......................  2,031,257     218,270
*    CECEP COSTIN New Materials Group, Ltd..................  4,494,000      64,471
#    Central China Real Estate, Ltd.........................  6,625,626   2,421,037
#    Central China Securities Co., Ltd., Class H............  4,469,000   1,074,074
*    Century Sunshine Group Holdings, Ltd................... 12,390,000     306,240
*    CGN Meiya Power Holdings Co., Ltd......................  9,134,000   1,202,255
     Changshouhua Food Co., Ltd.............................  1,773,000     597,983
     Changyou.com, Ltd., ADR................................     79,825   1,068,058
#    Chaowei Power Holdings, Ltd............................  4,434,000   1,909,019
*    Cheetah Mobile, Inc., ADR..............................    205,689   1,960,216
*    Chigo Holding, Ltd..................................... 20,666,000     190,523
# *  Chiho Environmental Group, Ltd.........................  2,108,000     612,770

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     China Aerospace International Holdings, Ltd............ 17,454,500 $ 1,207,547
     China Agri-Industries Holdings, Ltd.................... 14,232,800   4,770,260
     China Aircraft Leasing Group Holdings, Ltd.............  1,830,500   1,856,033
     China All Access Holdings, Ltd.........................  6,278,000     291,950
*    China Animal Healthcare, Ltd...........................  3,671,000      49,348
#    China Animation Characters Co., Ltd....................  5,440,000   1,857,919
#    China Aoyuan Property Group, Ltd.......................  8,910,000   5,230,457
*    China Beidahuang Industry Group Holdings, Ltd..........  4,032,000     103,162
     China BlueChemical, Ltd., Class H...................... 12,450,000   4,267,858
# *  China Chengtong Development Group, Ltd.................  2,628,000      68,967
*    China City Infrastructure Group, Ltd...................  1,220,000      43,602
     China Communications Services Corp., Ltd., Class H..... 15,302,000  12,400,291
     China Conch Venture Holdings, Ltd......................  4,025,000  11,324,671
     China Datang Corp. Renewable Power Co., Ltd., Class H.. 15,306,000   1,877,199
*    China Daye Non-Ferrous Metals Mining, Ltd..............  7,434,000      60,947
     China Distance Education Holdings, Ltd., ADR...........     22,918     165,697
     China Dongxiang Group Co., Ltd......................... 24,033,985   3,713,041
# *  China Dynamics Holdings, Ltd........................... 10,040,000     128,659
#    China Electronics Huada Technology Co., Ltd............  5,858,000     516,294
#    China Electronics Optics Valley Union Holding Co.,
       Ltd.................................................. 14,592,000     812,462
# *  China Energine International Holdings, Ltd.............  5,728,000     141,002
     China Energy Engineering Corp., Ltd., Class H..........    170,000      16,499
     China Everbright International, Ltd....................  2,046,629   1,637,294
     China Everbright, Ltd..................................  6,106,000  10,827,852
*    China Fiber Optic Network System Group, Ltd............  9,639,999     344,200
     China Financial Services Holdings, Ltd.................  7,270,000     456,875
#    China Foods, Ltd.......................................  6,744,000   3,166,693
*    China Glass Holdings, Ltd..............................  4,476,000     320,285
# *  China Grand Pharmaceutical and Healthcare Holdings,
     Ltd., Class A..........................................  4,428,000   2,145,691
*    China Greenfresh Group Co., Ltd........................  2,833,000     383,318
#    China Greenland Broad Greenstate Group Co., Ltd........  5,628,000     445,911
     China Hanking Holdings, Ltd............................  4,368,000     508,719
#    China Harmony New Energy Auto Holding, Ltd.............  5,895,000   2,347,217
*    China High Precision Automation Group, Ltd.............  1,289,000      37,600
#    China High Speed Transmission Equipment Group Co.,.....
       Ltd..................................................  2,578,000   2,403,124
*    China Huiyuan Juice Group, Ltd.........................  4,929,500     476,169
#    China International Marine Containers Group Co., Ltd.,
       Class H..............................................  1,047,600     924,898
*    China ITS Holdings Co., Ltd............................  2,912,412      83,369
     China Jinmao Holdings Group, Ltd....................... 18,488,300   7,790,006
     China Lesso Group Holdings, Ltd........................  7,387,000   3,902,205
     China Lilang, Ltd......................................  3,484,000   2,872,740
# *  China Logistics Property Holdings Co., Ltd.............  1,450,000     478,897
# *  China Longevity Group Co., Ltd.........................  1,076,350      35,275
*    China LotSynergy Holdings, Ltd......................... 30,380,000     327,089
     China Machinery Engineering Corp., Class H.............  6,621,000   3,020,849
#    China Maple Leaf Educational Systems, Ltd..............  9,956,000   4,320,947
     China Medical System Holdings, Ltd.....................  6,590,500   7,871,982
     China Meidong Auto Holdings, Ltd.......................  2,370,000     937,769
#    China Merchants Land, Ltd.............................. 11,772,000   1,521,624
# *  China Metal Resources Utilization, Ltd.................    836,000     480,124
*    China Minsheng Drawin Technology Group, Ltd............    500,000      10,574
# *  China Minsheng Financial Holding Corp., Ltd............  4,620,000     141,528

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
# *  China Modern Dairy Holdings, Ltd.......................  3,738,000 $   468,222
     China National Building Material Co., Ltd., Class H.... 26,576,450  19,107,529
#    China New Town Development Co., Ltd.................... 11,720,648     285,838
#    China NT Pharma Group Co., Ltd.........................  5,561,500     832,047
*    China Nuclear Energy Technology Corp., Ltd.............  3,078,000     232,047
# *  China Oceanwide Holdings, Ltd..........................  4,994,000     242,179
     China Oil & Gas Group, Ltd............................. 32,918,000   2,268,288
     China Oriental Group Co., Ltd..........................  6,738,000   5,346,181
*    China Outfitters Holdings, Ltd.........................     24,000         693
     China Overseas Grand Oceans Group, Ltd................. 12,368,749   3,833,753
     China Overseas Property Holdings, Ltd.................. 10,065,000   2,374,023
*    China Pioneer Pharma Holdings, Ltd.....................  3,489,000     676,926
#    China Power Clean Energy Development Co., Ltd..........  3,688,999   1,061,428
     China Power International Development, Ltd............. 28,927,333   5,723,392
*    China Properties Group, Ltd............................  2,751,000     368,886
     China Resources Cement Holdings, Ltd................... 11,006,000   9,769,785
     China Resources Medical Holdings Co., Ltd..............  4,665,000   3,214,495
# *  China Ruifeng Renewable Energy Holdings, Ltd...........  5,192,000     370,881
*    China Rundong Auto Group, Ltd..........................    160,000      51,672
*    China Saite Group Co., Ltd.............................  2,376,000     150,422
*    China Sandi Holdings, Ltd..............................    132,000       7,410
     China Sanjiang Fine Chemicals Co., Ltd.................  5,419,000   1,241,079
     China SCE Group Holdings, Ltd.......................... 10,374,200   3,546,576
# *  China Shengmu Organic Milk, Ltd........................ 11,882,000     478,363
     China Shineway Pharmaceutical Group, Ltd...............  2,351,200   2,745,780
*    China Silver Group, Ltd................................  7,492,000     930,087
#    China Singyes Solar Technologies Holdings, Ltd.........  4,359,040   1,195,103
     China South City Holdings, Ltd......................... 23,254,000   3,417,859
     China Starch Holdings, Ltd.............................  7,505,000     172,590
     China Sunshine Paper Holdings Co., Ltd.................  1,834,500     307,686
     China Suntien Green Energy Corp., Ltd., Class H........ 11,039,000   2,822,277
*    China Taifeng Beddings Holdings, Ltd...................  1,336,000      34,499
     China Tian Lun Gas Holdings, Ltd.......................  1,726,500   1,251,352
*    China Tianrui Group Cement Co., Ltd....................    105,000      86,666
     China Traditional Chinese Medicine Holdings Co., Ltd... 12,676,000   8,093,361
     China Travel International Investment Hong Kong, Ltd... 16,841,900   4,527,330
# *  China Unienergy Group, Ltd.............................    230,000     370,625
     China Vast Industrial Urban Development Co., Ltd.......  1,537,000     599,236
     China Water Affairs Group, Ltd.........................  6,786,000   6,141,562
# *  China Water Industry Group, Ltd........................  8,712,000   1,280,330
     China Wood Optimization Holding, Ltd...................  3,044,000     784,695
     China XLX Fertiliser, Ltd..............................  2,016,000     732,681
     China Yuhua Education Corp., Ltd.......................  2,708,000   1,091,940
# *  China Yurun Food Group, Ltd............................  9,893,000     784,394
#    China ZhengTong Auto Services Holdings, Ltd............  6,456,000   3,098,256
#    China Zhongwang Holdings, Ltd.......................... 11,858,400   5,276,819
#    Chinasoft International, Ltd........................... 15,102,000   8,899,466
     Chongqing Machinery & Electric Co., Ltd., Class H......  8,914,000     547,838
*    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
       Ltd..................................................  2,388,000     186,276
     Chu Kong Shipping Enterprise Group Co., Ltd............  1,366,000     310,588
     CIFI Holdings Group Co., Ltd........................... 19,426,000   8,150,304
#    CIMC Enric Holdings, Ltd...............................  4,550,000   3,497,624
*    CIMC-TianDa Holdings Co., Ltd..........................  9,220,000     293,435
*    CITIC Dameng Holdings, Ltd.............................  6,073,000     295,462
#    CITIC Resources Holdings, Ltd.......................... 18,534,600   1,516,874
     Citychamp Watch & Jewellery Group, Ltd................. 11,676,000   2,398,671

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     Clear Media, Ltd.......................................    383,000 $   106,779
*    Coastal Greenland, Ltd.................................  5,336,000     159,608
*    COFCO Meat Holdings, Ltd...............................  2,330,000     339,649
#    Cogobuy Group..........................................  4,669,000   1,595,931
#    Colour Life Services Group Co., Ltd....................  1,883,000     909,784
# *  Comba Telecom Systems Holdings, Ltd.................... 10,431,338   1,469,667
     Concord New Energy Group, Ltd.......................... 40,204,964   1,592,731
#    Consun Pharmaceutical Group, Ltd.......................  2,965,000   2,063,769
# *  Coolpad Group, Ltd..................................... 19,269,174      50,100
# *  COSCO SHIPPING Development Co., Ltd., Class H.......... 10,278,000   1,051,454
#    COSCO SHIPPING Energy Transportation Co., Ltd., Class H  9,638,000   5,280,552
#    COSCO SHIPPING International Hong Kong Co., Ltd........  3,737,000   1,284,575
     COSCO SHIPPING Ports, Ltd..............................  9,954,143  10,173,519
*    Coslight Technology International Group Co., Ltd.......  1,052,000     261,843
#    Cosmo Lady China Holdings Co., Ltd.....................  4,609,000   1,939,804
*    Country Garden Services Holdings Co., Ltd..............  3,135,000   4,087,353
     CP Pokphand Co., Ltd................................... 42,714,594   3,706,117
#    CPMC Holdings, Ltd.....................................  2,640,000     869,787
#    CRCC High-Tech Equipment Corp., Ltd., Class H..........  3,644,000     740,795
*    CSMall Group, Ltd......................................    947,266     145,407
# *  CSSC Offshore and Marine Engineering Group Co., Ltd.,
       Class H..............................................  1,126,000     768,517
#    CT Environmental Group, Ltd............................ 19,654,000     892,275
# *  CWT International, Ltd................................. 24,080,000     393,942
*    Cybernaut International Holdings Co., Ltd..............  3,760,000      96,669
#    Da Ming International Holdings, Ltd....................    880,000     280,934
*    DaChan Food Asia, Ltd..................................  1,423,955      64,641
     Dah Chong Hong Holdings, Ltd...........................  6,253,747   2,120,885
#    Dalian Port PDA Co., Ltd., Class H.....................  4,738,400     610,923
*    Daphne International Holdings, Ltd.....................  6,652,000     216,667
     Dawnrays Pharmaceutical Holdings, Ltd..................  6,951,886   1,598,606
# *  DBA Telecommunication Asia Holdings, Ltd...............    876,000       7,328
# *  Differ Group Holding Co., Ltd.......................... 11,998,000     797,777
*    Digital China Holdings, Ltd............................  6,932,500   3,327,211
# *  Dongfang Electric Corp., Ltd., Class H.................  2,218,000   1,191,122
#    Dongjiang Environmental Co., Ltd., Class H.............  1,280,175   1,257,136
     Dongyue Group, Ltd.....................................  7,011,000   3,756,122
# *  Dynagreen Environmental Protection Group Co., Ltd.,
       Class H..............................................  3,134,000   1,201,999
# *  Dynasty Fine Wines Group, Ltd..........................  1,614,000      55,570
     E-Commodities Holdings, Ltd............................  8,448,000     400,584
*    eHi Car Services, Ltd., Sponsored ADR..................    149,080   1,799,396
     Embry Holdings, Ltd....................................    470,000     149,812
#    Essex Bio-technology, Ltd..............................    698,000     453,943
     EVA Precision Industrial Holdings, Ltd.................  5,156,435     409,301
*    EverChina International Holdings Co., Ltd.............. 12,045,000     276,925
*    Evergreen International Holdings, Ltd..................    762,000      48,884
*    Fang Holdings, Ltd., ADR...............................    588,287   1,194,223
     Fantasia Holdings Group Co., Ltd....................... 16,011,000   1,600,481
     Far East Horizon, Ltd.................................. 10,953,000  10,639,319
# *  FDG Electric Vehicles, Ltd............................. 50,795,000     500,103
*    Feiyu Technology International Co., Ltd................  1,858,500      89,299
# *  First Tractor Co., Ltd., Class H.......................  2,587,176     612,052
*    Forgame Holdings, Ltd..................................    282,300     216,553
#    Fu Shou Yuan International Group, Ltd..................  6,072,000   4,666,397
#    Fufeng Group, Ltd......................................  9,461,600   4,015,519

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
# *  Fuguiniao Co., Ltd., Class H...........................  1,930,000 $   179,047
     Future Land Development Holdings, Ltd.................. 13,022,000   7,511,495
# *  GCL New Energy Holdings, Ltd........................... 16,390,000     546,232
# *  GCL-Poly Energy Holdings, Ltd.......................... 80,265,000   4,769,503
     Gemdale Properties & Investment Corp., Ltd............. 21,116,000   1,949,155
#    Genertec Universal Medical Group Co., Ltd..............  5,810,000   4,523,878
*    Genscript Biotech Corp.................................  3,394,000   5,246,873
*    Glorious Property Holdings, Ltd........................ 21,037,501   1,024,953
     Golden Eagle Retail Group, Ltd.........................  3,153,000   3,260,890
     Golden Meditech Holdings, Ltd..........................    356,000      37,274
     Golden Throat Holdings Group Co., Ltd..................    991,500     126,773
     Golden Wheel Tiandi Holdings Co., Ltd..................    546,000      46,938
     Goldlion Holdings, Ltd.................................  1,872,962     738,267
     Goldpac Group, Ltd.....................................  2,314,000     561,818
# *  GOME Retail Holdings, Ltd.............................. 79,929,000   7,982,922
     Good Friend International Holdings, Inc................    398,667      82,751
#    Grand Baoxin Auto Group, Ltd...........................  3,403,492     742,690
*    Greater China Financial Holdings, Ltd..................  1,780,000      45,482
     Greatview Aseptic Packaging Co., Ltd...................  7,266,000   4,835,028
     Greenland Hong Kong Holdings, Ltd......................  7,534,000   1,736,991
     Greentown China Holdings, Ltd..........................  5,689,148   3,975,913
     Greentown Service Group Co., Ltd.......................  3,400,000   2,256,015
*    Ground International Development, Ltd..................    140,000      14,309
# *  Guangdong Land Holdings, Ltd...........................  4,818,800     958,475
     Guangdong Yueyun Transportation Co., Ltd., Class H.....  1,349,000     532,705
     Guangshen Railway Co., Ltd., Class H...................  2,504,000     938,146
*    Guodian Technology & Environment Group Corp., Ltd.,
       Class H..............................................  3,902,000     146,289
# *  Guolian Securities Co., Ltd., Class H..................  1,700,500     378,908
#    Guorui Properties, Ltd.................................  3,364,000     807,734
*    Haichang Ocean Park Holdings, Ltd......................  5,792,000     947,327
*    Hailiang Education Group, Inc., ADR....................     30,293   1,884,528
     Haitian International Holdings, Ltd....................  4,300,000   8,444,949
*    Hanergy Thin Film Power Group, Ltd..................... 17,084,000  10,892,699
     Harbin Bank Co., Ltd., Class H.........................  1,594,000     370,774
     Harbin Electric Co., Ltd., Class H.....................  5,361,413   1,516,357
# *  Harmonicare Medical Holdings, Ltd......................  2,403,000     689,792
# *  HC Group, Inc..........................................  3,821,500   2,483,660
*    Health and Happiness H&H International Holdings, Ltd...  1,402,000   8,000,424
     Henderson Investment, Ltd..............................  1,863,000     145,353
*    Heng Tai Consumables Group, Ltd........................  1,265,000      40,529
*    Hengdeli Holdings, Ltd................................. 14,837,399     616,662
*    HengTen Networks Group, Ltd............................ 30,904,000   1,110,790
*    Hi Sun Technology China, Ltd........................... 12,972,000   1,506,437
     Hilong Holding, Ltd....................................  6,747,000     806,863
#    Hisense Kelon Electrical Holdings Co., Ltd., Class H...  2,660,000   1,930,970
#    HKC Holdings, Ltd......................................  1,441,577   1,037,205
*    Honghua Group, Ltd..................................... 20,181,000   1,285,480
     Honworld Group, Ltd....................................  1,187,500     546,695
     Hopefluent Group Holdings, Ltd.........................  1,725,670     563,364
     Hopson Development Holdings, Ltd.......................  4,514,000   3,470,711
     HOSA International, Ltd................................  3,700,000     136,828
*    Hua Han Health Industry Holdings, Ltd.................. 25,871,698     699,418
     Hua Hong Semiconductor, Ltd............................  2,146,000   3,745,865
     Huadian Fuxin Energy Corp., Ltd., Class H.............. 17,482,000   3,149,279
     Huadian Power International Corp., Ltd., Class H.......  4,044,000   1,533,898
*    Huajun International Group, Ltd........................     13,720      27,780

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     Huaneng Renewables Corp., Ltd., Class H................ 29,660,000 $ 7,633,732
     Huaxi Holdings Co., Ltd................................    444,000     121,721
     Huazhang Technology Holding, Ltd.......................     76,000      30,369
     Huazhong In-Vehicle Holdings Co., Ltd..................  1,998,000     308,844
# *  Hydoo International Holding, Ltd.......................  2,110,000     112,668
#    IMAX China Holding, Inc................................    938,400   2,192,544
     Inner Mongolia Yitai Coal Co., Ltd., Class H...........    224,800     193,096
     Inspur International, Ltd..............................    730,000     292,894
# *  Jiangnan Group, Ltd.................................... 11,016,000     513,858
#    Jiayuan International Group, Ltd.......................  3,131,816   5,497,565
# *  Jinchuan Group International Resources Co., Ltd........ 12,519,000   1,076,855
#    Jingrui Holdings, Ltd..................................  1,022,000     263,646
*    JinkoSolar Holding Co., Ltd., ADR......................    170,941   1,377,784
     Jinmao Hotel and Jinmao China Hotel Investments and
       Management, Ltd......................................    428,000     214,416
     JNBY Design, Ltd.......................................    909,500   1,397,343
     Joy City Property, Ltd................................. 18,494,000   1,965,867
     Ju Teng International Holdings, Ltd....................  5,896,000   1,508,249
*    Jumei International Holding, Ltd., ADR.................    102,924     199,673
#    Jutal Offshore Oil Services, Ltd.......................  1,158,000     148,853
     K Wah International Holdings, Ltd......................  6,677,948   3,025,394
*    Kai Yuan Holdings, Ltd................................. 13,400,000      82,311
     Kaisa Group Holdings, Ltd.............................. 17,106,000   4,183,388
     Kangda International Environmental Co., Ltd............  4,479,000     498,738
#    Kasen International Holdings, Ltd......................  4,335,000   1,840,475
     Kinetic Mines and Energy, Ltd..........................    312,000      18,826
#    Kingboard Holdings, Ltd................................  3,756,421  10,090,604
     Kingboard Laminates Holdings, Ltd......................  5,858,500   4,497,514
     Kingdee International Software Group Co., Ltd.......... 15,099,200  12,382,318
     Kingsoft Corp., Ltd....................................  4,644,000   6,593,596
*    Kong Sun Holdings, Ltd.................................  1,325,000      23,868
     Koradior Holdings, Ltd.................................  1,008,000   1,225,505
# *  KuangChi Science, Ltd..................................  8,317,000     574,531
     KWG Group Holdings, Ltd................................ 10,440,950   8,012,649
*    Labixiaoxin Snacks Group, Ltd..........................  1,152,000      80,678
     Lai Fung Holdings, Ltd.................................    614,467     741,083
     Launch Tech Co., Ltd., Class H.........................     56,500      55,439
     Le Saunda Holdings, Ltd................................  2,049,799     261,694
     Lee & Man Chemical Co., Ltd............................  1,070,785     651,499
     Lee & Man Paper Manufacturing, Ltd.....................  7,868,000   6,755,320
#    Lee's Pharmaceutical Holdings, Ltd.....................  1,721,500   1,292,836
*    Leoch International Technology, Ltd....................  2,764,000     233,041
# *  Leyou Technologies Holdings, Ltd.......................  9,420,000   2,149,125
*    Li Ning Co., Ltd....................................... 11,995,000  11,283,603
*    Lianhua Supermarket Holdings Co., Ltd., Class H........  3,150,600     724,827
*    Lifestyle China Group, Ltd.............................  1,736,000     697,077
# *  Lifetech Scientific Corp............................... 16,038,000   3,482,164
*    Link Motion, Inc., Sponsored ADR.......................    690,534     370,126
# *  Lisi Group Holdings, Ltd...............................  1,088,000     131,767
     Livzon Pharmaceutical Group, Inc., Class H.............    919,664   2,687,633
     LK Technology Holdings, Ltd............................    322,500      30,949
# *  LongiTech Smart Energy Holding, Ltd....................    995,000     242,470
     Lonking Holdings, Ltd.................................. 12,979,000   2,926,313
#    Luye Pharma Group, Ltd.................................  8,970,500   6,963,090
#    LVGEM China Real Estate Investment Co., Ltd............    600,000     168,855
     Maanshan Iron & Steel Co., Ltd., Class H............... 13,188,000   7,102,118
     Maoye International Holdings, Ltd......................  8,518,000     610,580

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ----------- ----------
CHINA -- (Continued)
*    MIE Holdings Corp......................................   1,256,000 $   26,255
#    Min Xin Holdings, Ltd..................................     922,000    604,607
*    Mingfa Group International Co., Ltd....................   7,108,000     51,031
*    Mingyuan Medicare Development Co., Ltd.................   6,950,000     38,198
#    Minmetals Land, Ltd....................................  11,150,000  1,710,792
     Minth Group, Ltd.......................................   2,653,000  8,619,937
# *  MMG, Ltd...............................................  14,722,999  5,548,995
     MOBI Development Co., Ltd..............................     962,000     98,395
*    Mobile Internet China Holding, Ltd.....................   2,915,000     74,272
     Modern Land China Co., Ltd.............................   5,690,800    716,203
*    Munsun Capital Group, Ltd..............................   4,818,905     93,202
#    Nan Hai Corp., Ltd.....................................  21,550,000    501,053
     Nanjing Panda Electronics Co., Ltd., Class H...........     348,000     95,519
# *  National Agricultural Holdings, Ltd....................   2,614,000    396,669
*    Nature Home Holding Co., Ltd...........................     879,000    163,957
#    NetDragon Websoft Holdings, Ltd........................     417,500    743,047
#    New Century Healthcare Holding Co., Ltd................     110,500     77,917
# *  New Provenance Everlasting Holdings, Ltd...............  12,350,000     66,221
     New Universe Environmental Group, Ltd..................     300,000     15,267
*    New World Department Store China, Ltd..................   3,567,462    710,748
     Nexteer Automotive Group, Ltd..........................   5,938,000  8,373,035
     Nine Dragons Paper Holdings, Ltd.......................   1,493,000  1,429,829
*    Noah Holdings, Ltd., ADR...............................     124,611  4,699,081
# *  North Mining Shares Co., Ltd...........................  87,980,000    304,151
#    NVC Lighting Holdings, Ltd.............................   8,433,000    550,789
# *  O-Net Technologies Group, Ltd..........................   3,217,000  1,396,974
# *  Ourgame International Holdings, Ltd....................   1,943,000    181,314
     Overseas Chinese Town Asia Holdings, Ltd...............   1,342,183    379,071
#    Ozner Water International Holding, Ltd.................   2,638,000    568,629
#    Pacific Online, Ltd....................................   2,928,365    400,376
# *  Panda Green Energy Group, Ltd..........................  18,254,000    687,874
*    Parkson Retail Group, Ltd..............................   8,563,500    754,842
#    PAX Global Technology, Ltd.............................   6,155,000  3,034,395
*    Peking University Resources Holdings Co., Ltd..........     176,000      5,283
#    Phoenix Media Investment Holdings, Ltd.................   8,340,000    640,347
*    Phoenix New Media, Ltd., ADR...........................     146,073    470,355
     Poly Culture Group Corp., Ltd., Class H................     628,800    723,091
     Poly Property Group Co., Ltd...........................  14,484,000  4,340,699
#    Pou Sheng International Holdings, Ltd..................  15,028,806  2,857,421
     Powerlong Real Estate Holdings, Ltd....................   9,746,000  3,344,498
*    Prosperity International Holdings HK, Ltd..............  11,620,000     62,476
*    PW Medtech Group, Ltd..................................   5,032,000    843,841
#    Q Technology Group Co., Ltd............................   2,488,000  1,184,923
# *  Qingdao Port International Co., Ltd., Class H..........   3,365,000  1,958,170
     Qingling Motors Co., Ltd., Class H.....................   4,372,000  1,133,483
#    Qinhuangdao Port Co., Ltd., Class H....................   4,158,500    903,764
# *  Qinqin Foodstuffs Group Cayman Co., Ltd................      65,000     18,152
     Qunxing Paper Holdings Co., Ltd........................     669,913     32,291
*    Real Gold Mining, Ltd..................................     300,500     10,078
#    Redco Group............................................   6,978,000  3,161,334
     Regal International Airport Group Co., Ltd., Class H...     832,000    745,748
# *  Renhe Commercial Holdings Co., Ltd..................... 129,099,000  4,293,878
     Renren, Inc., ADR......................................      40,194     57,477
# *  Rentian Technology Holdings, Ltd.......................   2,730,000     50,146
*    REXLot Holdings, Ltd................................... 105,802,252    176,298
*    Rici Healthcare Holdings, Ltd..........................      58,000     12,227
#    Rivera Holdings, Ltd...................................   1,382,000     89,402

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

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     Road King Infrastructure, Ltd..........................  1,988,000 $ 3,077,246
# *  Ronshine China Holdings, Ltd...........................  1,771,000   1,998,234
*    Royale Furniture Holdings, Ltd.........................    130,000      11,462
     Sany Heavy Equipment International Holdings Co., Ltd...  7,133,000   2,057,543
*    Scud Group, Ltd........................................  1,876,000      71,768
     Seaspan Corp...........................................    430,472   3,848,420
# *  Semiconductor Manufacturing International Corp.........  2,667,000   2,203,042
#    Shandong Chenming Paper Holdings, Ltd., Class H........  3,087,750   1,738,753
     Shandong Weigao Group Medical Polymer Co., Ltd.,
       Class H.............................................. 11,976,000  10,727,479
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H......  1,492,400     749,665
# *  Shanghai Dasheng Agricultural Finance Technology Co.,
       Ltd., Class H........................................ 19,008,000     116,514
     Shanghai Dazhong Public Utilities Group Co., Ltd.,
       Class H..............................................     87,000      28,307
*    Shanghai Fudan Microelectronics Group Co., Ltd.,
       Class H..............................................  1,190,000   1,302,404
     Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co.,
       Ltd., Class H........................................  1,723,000     793,404
     Shanghai Haohai Biological Technology Co., Ltd.,
       Class H..............................................    193,900   1,015,945
     Shanghai Industrial Holdings, Ltd......................  3,740,000   7,876,403
#    Shanghai Industrial Urban Development Group, Ltd....... 14,566,000   2,198,416
     Shanghai Jin Jiang International Hotels Group Co.,
       Ltd., Class H........................................  8,524,000   1,995,956
#    Shanghai La Chapelle Fashion Co., Ltd., Class H........    139,800     124,752
*    Shanghai Prime Machinery Co., Ltd., Class H............  5,358,000     752,636
# *  Shanghai Zendai Property, Ltd.......................... 21,220,000     299,571
     Sheen Tai Holdings Grp Co., Ltd........................  2,454,000      60,254
     Shengjing Bank Co., Ltd., Class H......................     62,500      27,525
*    Shengli Oil & Gas Pipe Holdings, Ltd...................  2,262,000      36,864
     Shenguan Holdings Group, Ltd...........................  7,098,000     358,153
     Shenzhen Expressway Co., Ltd., Class H.................  4,920,400   4,534,942
     Shenzhen International Holdings, Ltd...................  7,678,867  14,711,425
     Shenzhen Investment, Ltd............................... 23,170,643   6,669,078
*    Shougang Concord International Enterprises Co., Ltd.... 51,776,000   1,160,940
     Shougang Fushan Resources Group, Ltd................... 17,778,000   3,598,633
     Shui On Land, Ltd...................................... 27,343,643   5,526,234
# *  Shunfeng International Clean Energy, Ltd...............  9,986,000     367,945
     Sichuan Expressway Co., Ltd., Class H..................  5,324,000   1,579,203
     Sihuan Pharmaceutical Holdings Group, Ltd.............. 27,079,000   5,513,695
*    Silver Grant International Industries, Ltd.............  6,502,000   1,412,618
     Sino Harbour Holdings Group, Ltd.......................  1,360,000      29,558
*    Sino Oil And Gas Holdings, Ltd.........................  7,941,777     151,934
# *  Sinofert Holdings, Ltd................................. 17,607,327   1,979,827
     Sino-I Technology, Ltd.................................  3,950,000      29,370
# *  Sinolink Worldwide Holdings, Ltd....................... 17,502,800   1,345,361
#    SinoMedia Holding, Ltd.................................  1,126,000     248,789
     Sino-Ocean Group Holding, Ltd.......................... 12,519,000   4,921,169
     Sinopec Engineering Group Co., Ltd., Class H...........  7,546,000   7,029,499
     Sinopec Kantons Holdings, Ltd..........................  6,960,000   2,840,362
#    Sinosoft Technology Group, Ltd.........................  5,633,599   1,614,001
     Sinotrans Shipping, Ltd................................  9,422,086   3,150,744
     Sinotrans, Ltd., Class H............................... 14,118,000   4,938,890
#    Sinotruk Hong Kong, Ltd................................  6,050,000   8,748,127
     Skyfame Realty Holdings, Ltd........................... 18,696,000   3,218,536

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

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
     Skyworth Digital Holdings, Ltd......................... 13,675,628 $ 3,166,969
# *  SMI Holdings Group, Ltd................................  6,450,413   1,924,772
     SOHO China, Ltd........................................ 14,601,500   4,963,730
*    Sohu.com, Ltd., ADR....................................    120,119   2,170,550
# *  Sparkle Roll Group, Ltd................................  6,584,000     268,837
     Springland International Holdings, Ltd.................  5,284,000   1,079,864
# *  SPT Energy Group, Inc..................................  4,396,000     324,823
*    SRE Group, Ltd......................................... 34,584,346     653,314
     SSY Group, Ltd......................................... 13,391,152  11,313,668
# *  Starrise Media Holdings, Ltd...........................  2,410,000     408,361
     Suchuang Gas Corp., Ltd................................    528,000     178,445
     Summi Group Holdings, Ltd..............................  3,872,000      99,485
#    Sun King Power Electronics Group.......................  3,610,000     461,832
*    Suncity Group Holdings, Ltd............................  5,790,000     696,983
# *  Sunshine 100 China Holdings, Ltd.......................    643,000     311,869
#    Symphony Holdings, Ltd.................................  8,260,000   1,065,016
     Tang Palace China Holdings, Ltd........................    440,000      62,118
     Tarena International, Inc., ADR........................    248,187   2,146,818
*    Taung Gold International, Ltd.......................... 37,090,000     170,099
     TCL Electronics Holdings, Ltd..........................  4,860,347   1,980,993
*    Tech Pro Technology Development, Ltd................... 43,862,000      71,594
# *  Technovator International, Ltd.........................  3,418,000     462,720
     Ten Pao Group Holdings, Ltd............................  1,296,000      82,830
     Tenfu Cayman Holdings Co., Ltd.........................    244,000     164,909
#    Tenwow International Holdings, Ltd.....................  4,336,000     210,111
*    Tesson Holdings, Ltd...................................    162,000      19,190
     Texhong Textile Group, Ltd.............................  2,011,500   2,429,505
#    Tian An China Investment Co., Ltd......................  1,718,000     917,541
     Tian Ge Interactive Holdings, Ltd......................  2,904,000   1,531,568
     Tian Shan Development Holding, Ltd.....................  1,742,000     525,968
#    Tiangong International Co., Ltd........................  1,658,000     368,574
# *  Tianjin Capital Environmental Protection Group Co.,
       Ltd., Class H........................................  2,790,000   1,027,430
     Tianjin Development Holdings, Ltd......................  3,866,000   1,229,671
     Tianjin Port Development Holdings, Ltd................. 14,560,800   1,485,150
     Tianneng Power International, Ltd......................  5,434,048   4,360,877
     Tianyun International Holdings, Ltd....................  1,978,000     303,221
*    Tibet Water Resources, Ltd............................. 12,580,000   3,591,308
     Time Watch Investments, Ltd............................  1,562,000     222,011
     Tomson Group, Ltd......................................  2,979,054     834,122
     Tong Ren Tang Technologies Co., Ltd., Class H..........  4,173,000   5,976,714
#    Tongda Group Holdings, Ltd............................. 23,230,000   3,004,696
*    Tongfang Kontafarma Holdings, Ltd......................    186,000       7,112
     Tonly Electronics Holdings, Ltd........................    598,176     382,339
#    Top Spring International Holdings, Ltd.................  1,480,500     388,697
*    Tou Rong Chang Fu Group, Ltd........................... 15,604,000     176,098
     Towngas China Co., Ltd.................................  7,254,657   5,285,327
     TPV Technology, Ltd....................................  5,225,964     427,459
     Trigiant Group, Ltd....................................  3,878,000     441,655
     Trony Solar Holdings Co., Ltd..........................  1,757,000      26,438
*    Truly International Holdings, Ltd......................  8,011,573   1,169,697
#    Tsaker Chemical Group, Ltd.............................  1,314,500     887,098
*    Tuniu Corp., Sponsored ADR.............................    107,057     680,882
     Uni-President China Holdings, Ltd......................  8,237,000   8,013,268
     United Energy Group, Ltd............................... 39,712,900   7,753,261
# *  V1 Group, Ltd.......................................... 11,181,579     684,416
     Vinda International Holdings, Ltd......................    841,000   1,216,431

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- -----------
CHINA -- (Continued)
*    Vipshop Holdings, Ltd., ADR............................  1,808,750 $ 8,790,525
     Wanguo International Mining Group, Ltd.................    442,000      97,011
     Wasion Holdings, Ltd...................................  4,062,000   1,992,509
     Weiqiao Textile Co., Class H...........................  2,152,000     669,647
     Wenzhou Kangning Hospital Co., Ltd., Class H...........      2,700      13,593
     West China Cement, Ltd................................. 16,034,000   2,380,449
#    Wisdom Education International Holdings Co., Ltd.......  2,172,000     977,457
#    Wisdom Sports Group....................................  3,257,000     250,059
     Wison Engineering Services Co., Ltd....................  1,373,000     182,909
#    Xiabuxiabu Catering Management China Holdings Co., Ltd.  1,932,000   2,425,789
     Xiamen International Port Co., Ltd., Class H...........  7,248,000     952,072
*    Xinchen China Power Holdings, Ltd......................  3,566,000     259,748
     Xingda International Holdings, Ltd.....................  6,284,235   1,696,705
     Xingfa Aluminium Holdings, Ltd.........................    503,000     331,277
     Xinhua Winshare Publishing and Media Co., Ltd., Class H  2,708,103   1,698,564
     Xinjiang Goldwind Science & Technology Co., Ltd.,
       Class H..............................................      8,400       6,273
*    Xinjiang Xinxin Mining Industry Co., Ltd., Class H.....  5,027,598     469,067
*    Xinming China Holdings, Ltd............................    224,000      30,512
#    Xinyi Solar Holdings, Ltd.............................. 17,367,372   5,433,734
     Xinyuan Real Estate Co., Ltd., ADR.....................     91,583     378,238
     Xtep International Holdings, Ltd.......................  6,006,500   3,295,162
*    Xunlei, Ltd., ADR......................................     42,321     256,042
#    Yadea Group Holdings, Ltd..............................  6,356,000   1,980,678
*    Yanchang Petroleum International, Ltd.................. 30,610,000     290,313
# *  Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
       Class H..............................................  1,018,000   2,493,694
# *  Yashili International Holdings, Ltd....................  5,308,000     917,063
     YiChang HEC ChangJiang Pharmaceutical Co., Ltd.,
       Class H..............................................    557,200   1,909,724
     Yida China Holdings, Ltd...............................  1,148,000     389,350
     Yihai International Holding, Ltd.......................    853,000   1,874,419
     Yip's Chemical Holdings, Ltd...........................  1,850,000     561,221
     Yirendai, Ltd., ADR....................................    103,132   1,604,734
     Yorkey Optical International Cayman, Ltd...............    396,000      54,647
# *  Youyuan International Holdings, Ltd....................  3,462,070   1,144,551
*    Yuanda China Holdings, Ltd.............................  6,038,000      62,517
*    YuanShengTai Dairy Farm, Ltd...........................  5,941,000     132,015
     Yuexiu Property Co., Ltd............................... 51,784,284   8,217,430
#    Yuexiu Transport Infrastructure, Ltd...................  4,586,018   3,675,441
#    Yunnan Water Investment Co., Ltd., Class H.............  1,871,000     502,817
     Yuzhou Properties Co., Ltd............................. 11,092,120   3,960,014
*    YY, Inc., ADR..........................................    203,682  13,015,280
#    Zhaojin Mining Industry Co., Ltd., Class H.............  8,753,000   7,742,370
     Zhejiang Expressway Co., Ltd., Class H.................  4,104,000   3,451,005
     Zhengzhou Coal Mining Machinery Group Co., Ltd.,
       Class H..............................................  1,837,800     939,889
# *  Zhong An Real Estate, Ltd.............................. 22,390,800     772,002
     Zhongsheng Group Holdings, Ltd.........................  3,716,000   6,793,258
#    Zhongyu Gas Holdings, Ltd..............................  1,834,306   1,243,889
#    Zhou Hei Ya International Holdings Co., Ltd............  3,119,000   1,605,236
# *  Zhuguang Holdings Group Co., Ltd.......................  6,622,000   1,227,207
     Zhuhai Holdings Investment Group, Ltd..................  1,800,000     188,931

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CONTINUED


                                                             SHARES      VALUE>>
                                                            --------- --------------
CHINA -- (Continued)
#   Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................ 6,587,400 $    2,113,185
                                                            --------- --------------

TOTAL CHINA................................................            1,082,295,839
                                                                      --------------

COLOMBIA -- (0.2%)
    Almacenes Exito SA..................................... 1,666,790      7,196,256
    Bolsa de Valores de Colombia...........................    63,819        257,694
    Celsia SA ESP.......................................... 2,061,397      2,548,330
    Cementos Argos SA......................................   480,465      1,047,634
*   CEMEX Latam Holdings SA................................ 1,118,385      1,736,890
    Constructora Conconcreto SA............................   323,906         27,667
*   Corp. Financiera Colombiana SA.........................   217,688      1,332,019
*   Empresa de Telecomunicaciones de Bogota................ 3,255,012        255,790
    Grupo Nutresa SA.......................................   166,604      1,153,988
    Interconexion Electrica SA ESP.........................   195,931        727,855
    Mineros SA.............................................   115,553         70,078
    Promigas SA ESP........................................    10,240         16,635
                                                            --------- --------------
TOTAL COLOMBIA.............................................               16,370,836
                                                                      --------------
GREECE -- (0.3%)
    Aegean Airlines SA.....................................   207,860      1,573,346
    Athens Water Supply & Sewage Co. SA....................   125,722        742,343
    Bank of Greece.........................................   140,888      1,977,336
*   Ellaktor SA............................................   801,522      1,156,045
    Fourlis Holdings SA....................................   278,982      1,370,118
*   GEK Terna Holding Real Estate Construction SA..........   475,188      2,512,193
    Hellenic Exchanges - Athens Stock Exchange SA..........   437,421      1,927,915
*   Iaso SA................................................   528,264        427,509
*   Intracom Holdings SA...................................   379,795        362,782
*   Intralot SA-Integrated Lottery Systems & Services......   815,811        547,962
*   LAMDA Development SA...................................    92,510        638,163
*   Marfin Investment Group Holdings SA.................... 5,032,612        405,871
    Mytilineos Holdings SA.................................   491,764      4,343,392
    Piraeus Port Authority SA..............................    42,172        748,522
    Sarantis SA............................................   187,696      1,488,680
    Terna Energy SA........................................   257,713      1,785,413
                                                            --------- --------------
TOTAL GREECE...............................................               22,007,590
                                                                      --------------

HONG KONG -- (0.0%)
*   China Rare Earth Holdings, Ltd......................... 7,602,799        335,554
    Essex Bio-technology, Ltd..............................    15,000          9,755
    HC Group, Inc..........................................    40,000         25,963
                                                            --------- --------------
TOTAL HONG KONG............................................                  371,272
                                                                      --------------

HUNGARY -- (0.1%)
#   CIG Pannonia Life Insurance P.L.C., Class A............   176,770        263,323
    Magyar Telekom Telecommunications P.L.C................ 1,845,794      2,517,077
    Richter Gedeon Nyrt....................................   271,445      5,042,221
                                                            --------- --------------
TOTAL HUNGARY..............................................                7,822,621
                                                                      --------------

INDIA -- (12.0%)
*   3M India, Ltd..........................................     6,639      1,786,119
*   5Paisa Capital, Ltd....................................    38,558         94,189
    8K Miles Software Services, Ltd........................    83,617         76,918

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CONTINUED


                                                             SHARES    VALUE>>
                                                            --------- ----------
INDIA -- (Continued)
    Aarti Drugs, Ltd.......................................    18,433 $  148,427
    Aarti Industries.......................................   196,430  3,439,742
*   Aban Offshore, Ltd.....................................    84,385     84,456
    Abbott India, Ltd......................................    15,291  1,579,259
    Accelya Kale Solutions, Ltd............................     3,300     42,626
    Adani Enterprises, Ltd.................................   303,642    697,780
*   Adani Gas, Ltd.........................................   303,642    248,638
*   Adani Power, Ltd....................................... 6,769,452  4,192,873
*   Adani Transmissions, Ltd...............................   523,322  1,170,254
*   Aditya Birla Capital, Ltd..............................   489,132    693,049
*   Aditya Birla Fashion and Retail, Ltd...................   696,764  1,692,778
    Advanced Enzyme Technologies, Ltd......................   132,002    341,473
    Aegis Logistics, Ltd...................................   825,982  2,420,503
    Agro Tech Foods, Ltd...................................    75,356    538,683
    Ahluwalia Contracts India, Ltd.........................    22,167     90,911
    AIA Engineering, Ltd...................................   240,532  5,566,790
*   Ajanta Pharma, Ltd.....................................   221,802  3,212,999
    Akzo Nobel India, Ltd..................................    76,771  1,578,776
    Alembic Pharmaceuticals, Ltd...........................   452,198  3,663,238
    Alembic, Ltd...........................................   625,263    360,284
    Alkyl Amines Chemicals.................................    21,001    173,643
*   Allahabad Bank......................................... 1,462,839    874,720
    Allcargo Logistics, Ltd................................   442,806    607,590
    Amara Raja Batteries, Ltd..............................   270,298  2,733,189
*   Amtek Auto, Ltd........................................   217,501     13,696
    Anant Raj, Ltd.........................................   777,472    377,078
*   Andhra Bank............................................ 1,757,454    704,579
    Andhra Sugars, Ltd. (The)..............................    26,020    129,511
    Apar Industries, Ltd...................................    98,495    739,707
    APL Apollo Tubes, Ltd..................................    38,199    625,321
    Apollo Hospitals Enterprise, Ltd.......................   350,445  5,418,736
    Apollo Tyres, Ltd...................................... 2,135,080  6,291,287
    Aptech, Ltd............................................    93,269    193,562
    Arvind, Ltd............................................ 1,187,910  5,500,362
    Asahi India Glass, Ltd.................................   461,599  1,739,050
    Ashapura Intimates Fashion Ltd.........................     5,991      6,806
    Ashiana Housing, Ltd...................................   240,932    410,504
    Ashoka Buildcon, Ltd...................................   526,593    809,921
    Asian Granito India, Ltd...............................    34,143     82,823
    Astra Microwave Products, Ltd..........................    45,929     48,788
    Astral Polytechnik, Ltd................................   118,445  1,570,889
*   AstraZeneca Pharma India, Ltd..........................    19,541    451,098
    Atul, Ltd..............................................    70,294  3,151,576
    Automotive Axles, Ltd..................................    32,759    511,087
    Avanti Feeds, Ltd......................................   214,887  1,156,486
    Bajaj Corp., Ltd.......................................   459,806  2,210,709
    Bajaj Electricals, Ltd.................................   255,255  1,675,638
*   Bajaj Hindusthan Sugar, Ltd............................ 2,965,216    409,403
    Bajaj Holdings & Investment, Ltd.......................   121,328  4,621,221
    Balaji Amines, Ltd.....................................    62,454    383,703
    Balaji Telefilms, Ltd..................................   215,547    285,967
    Balkrishna Industries, Ltd.............................   564,402  8,334,688
*   Ballarpur Industries, Ltd.............................. 1,650,595    140,890
    Balmer Lawrie & Co., Ltd...............................   346,267    913,385
*   Balrampur Chini Mills, Ltd............................. 1,144,517  1,644,695
    Banco Products India, Ltd..............................   152,996    367,337
*   Bank of Maharashtra....................................   728,710    133,735

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CONTINUED


                                                             SHARES    VALUE>>
                                                            --------- ----------
INDIA -- (Continued)
    Bannari Amman Sugars, Ltd..............................    14,297 $  340,666
    BASF India, Ltd........................................    87,802  1,986,142
    Bata India, Ltd........................................   261,464  3,440,650
    Bayer CropScience, Ltd.................................     6,694    350,803
    BEML, Ltd..............................................    88,134    700,507
    Berger Paints India, Ltd............................... 1,181,917  4,469,422
*   BF Utilities, Ltd......................................    45,346    130,986
    Bhansali Engineering Polymers, Ltd.....................   510,315    571,072
*   Bharat Financial Inclusion, Ltd........................   367,223  4,332,509
    Bharat Forge, Ltd......................................   103,384    812,702
    Bharat Rasayan, Ltd....................................     2,339    166,211
    Biocon, Ltd............................................   900,589  8,005,134
    Birla Corp., Ltd.......................................   167,366  1,277,199
    Bliss Gvs Pharma, Ltd..................................   354,023    807,925
    BLS International Services, Ltd........................    20,214     36,483
    Blue Dart Express, Ltd.................................    34,285  1,289,392
    Blue Star, Ltd.........................................   225,016  1,707,430
    Bodal Chemicals, Ltd...................................   337,293    530,997
    Bombay Dyeing & Manufacturing Co., Ltd.................   665,840    943,435
    Borosil Glass Works, Ltd...............................     9,520     33,180
    Brigade Enterprises, Ltd...............................   306,400    662,527
    BSE, Ltd...............................................    29,287    237,497
    Can Fin Homes, Ltd.....................................   252,875    939,493
*   Canara Bank............................................   488,422  1,729,449
    Capital First, Ltd.....................................   216,844  1,370,576
    Caplin Point Laboratories, Ltd.........................   127,657    728,377
    Carborundum Universal, Ltd.............................   400,972  1,968,426
    Care Ratings, Ltd......................................   148,416  2,160,357
    Castrol India, Ltd.....................................   366,997    734,439
    CCL Products India, Ltd................................   448,823  1,542,378
    Ceat, Ltd..............................................   160,822  2,492,079
    Central Depository Services India, Ltd.................    11,207     36,533
    Century Plyboards India, Ltd...........................   563,639  1,336,280
    Century Textiles & Industries, Ltd.....................    20,745    230,668
    Cera Sanitaryware, Ltd.................................    29,523  1,016,783
    CESC, Ltd..............................................   604,391  5,652,409
*   CG Power and Industrial Solutions, Ltd................. 3,403,119  1,628,191
    Chambal Fertilizers & Chemicals, Ltd................... 1,130,592  2,194,078
    Chennai Petroleum Corp., Ltd...........................   356,359  1,247,101
    Chennai Super Kings Cricket, Ltd....................... 1,658,632      9,463
    Cholamandalam Investment and Finance Co., Ltd..........    22,725    387,411
    City Union Bank, Ltd................................... 1,336,221  3,066,089
    Clariant Chemicals India, Ltd..........................     5,204     28,625
*   Coffee Day Enterprises, Ltd............................   241,630    851,250
    Coromandel International, Ltd..........................   571,426  3,270,674
*   Corp. Bank............................................. 1,304,019    476,446
*   Cox & Kings Financial Service, Ltd.....................   263,757    232,207
    Cox & Kings, Ltd.......................................   791,270  2,241,407
    CRISIL, Ltd............................................   118,277  2,290,121
    Crompton Greaves Consumer Electricals, Ltd............. 3,444,291  9,956,610
    Cyient, Ltd............................................   403,145  3,378,417
    Dalmia Bharat, Ltd.....................................   133,506  3,776,439
    DB Corp., Ltd..........................................   154,469    343,631
*   DB Realty, Ltd.........................................   662,546    180,599
    DCB Bank, Ltd.......................................... 1,538,367  3,297,102
    DCM Shriram, Ltd.......................................   305,718  1,696,172
    Deepak Fertilisers & Petrochemicals Corp., Ltd.........   233,813    622,122

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
                                                              SHARES    VALUE>>
                                                            ---------- ----------
INDIA -- (Continued)
    Deepak Nitrite, Ltd....................................    298,284 $  997,242
    Delta Corp., Ltd.......................................    661,802  2,109,468
*   DEN Networks, Ltd......................................    298,844    275,057
*   Dena Bank..............................................  1,251,365    272,512
    Dewan Housing Finance Corp., Ltd.......................    857,976  2,605,827
    DFM Foods, Ltd.........................................      7,537    126,566
    Dhampur Sugar Mills, Ltd...............................    140,151    299,619
    Dhanuka Agritech, Ltd..................................     49,840    242,646
    Dilip Buildcon, Ltd....................................    164,084    955,994
*   Dish TV India, Ltd.....................................  3,416,870  2,008,463
*   Dishman Carbogen Amcis, Ltd............................    694,903  2,204,641
    Dr Lal PathLabs, Ltd...................................    104,610  1,233,541
    Dredging Corp. of India, Ltd...........................     20,250     86,590
    Dynamatic Technologies, Ltd............................      8,945    171,556
    eClerx Services, Ltd...................................    146,026  2,094,852
    Edelweiss Financial Services, Ltd......................  1,387,359  3,046,037
    EID Parry India, Ltd...................................    527,998  1,585,075
    EIH, Ltd...............................................  1,027,752  2,241,257
    Electrosteel Castings, Ltd.............................    761,096    207,978
    Elgi Equipments, Ltd...................................    360,052  1,210,971
    Endurance Technologies, Ltd............................     15,397    251,619
    Engineers India, Ltd...................................  1,441,534  2,267,198
    Entertainment Network India, Ltd.......................     68,042    605,861
*   Eris Lifesciences, Ltd.................................      2,163     19,836
*   Eros International Media, Ltd..........................    186,460    189,149
    Escorts, Ltd...........................................    580,021  4,923,892
    Essel Propack, Ltd.....................................    839,855    999,442
    Eveready Industries India, Ltd.........................    338,702    819,582
    Excel Crop Care, Ltd...................................      4,882    240,135
    Excel Industries, Ltd..................................      1,634     34,962
    Exide Industries, Ltd..................................  1,512,540  5,432,072
*   FDC, Ltd...............................................    442,091  1,198,183
    Federal Bank, Ltd......................................  8,415,991  9,406,524
*   Federal-Mogul Goetze India, Ltd........................     82,059    460,245
    FIEM Industries, Ltd...................................     22,301    184,295
    Finolex Cables, Ltd....................................    754,333  5,107,598
    Finolex Industries, Ltd................................    303,099  2,233,012
    Firstsource Solutions, Ltd.............................  1,861,967  1,538,215
*   Fortis Healthcare, Ltd.................................  2,321,065  4,393,514
*   Future Enterprises, Ltd................................    791,059    417,032
    Future Lifestyle Fashions, Ltd.........................    111,982    561,159
*   Future Retail, Ltd.....................................    334,459  2,220,061
    Gabriel India, Ltd.....................................    427,459    764,458
    Garware Technical Fibres, Ltd..........................     53,803    858,111
    Gateway Distriparks, Ltd...............................    681,275  1,225,866
    Gati, Ltd..............................................    144,973    146,706
*   Gayatri Projects, Ltd..................................    297,572    747,105
    GE Power India, Ltd....................................    104,379  1,172,802
    GE T&D India, Ltd......................................    199,461    622,074
    Geojit Financial Services, Ltd.........................    280,174    146,342
    GHCL, Ltd..............................................    201,230    619,505
    GIC Housing Finance, Ltd...............................    103,952    360,162
    Gillette India, Ltd....................................     18,604  1,640,585
    GlaxoSmithKline Pharmaceuticals, Ltd...................     11,774    227,057
    Glenmark Pharmaceuticals, Ltd..........................    549,552  4,604,909
    GM Breweries, Ltd......................................     37,452    306,488
*   GMR Infrastructure, Ltd................................ 17,980,648  4,099,484

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
                                                             SHARES    VALUE>>
                                                            --------- ----------
INDIA -- (Continued)
    GOCL Corp., Ltd........................................    46,790 $  186,202
*   Godawari Power and Ispat, Ltd..........................    56,529    290,900
    Godfrey Phillips India, Ltd............................    90,837    946,161
    Godrej Industries, Ltd.................................   427,378  2,699,665
*   Godrej Properties, Ltd.................................   285,705  2,302,647
    Granules India, Ltd....................................   674,954    897,351
    Graphite India, Ltd....................................   281,206  3,618,705
    Grasim Industries, Ltd.................................   339,647  3,820,428
    Great Eastern Shipping Co., Ltd. (The).................   516,993  2,176,338
    Greaves Cotton, Ltd....................................   568,315    894,209
    Greenply Industries, Ltd...............................   201,099    373,206
    Grindwell Norton, Ltd..................................   100,363    673,008
    GRUH Finance, Ltd...................................... 1,261,788  4,911,446
*   GTL Infrastructure, Ltd................................   938,311     15,864
    Gujarat Alkalies & Chemicals, Ltd......................   184,454  1,332,395
    Gujarat Ambuja Exports, Ltd............................   261,578    854,593
    Gujarat Fluorochemicals, Ltd...........................   224,424  2,680,498
    Gujarat Gas, Ltd.......................................   316,892  2,690,937
    Gujarat Industries Power Co., Ltd......................   320,510    313,453
    Gujarat Mineral Development Corp., Ltd.................   777,034    910,211
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....   325,771  1,467,581
    Gujarat Pipavav Port, Ltd.............................. 1,223,530  1,650,673
    Gujarat State Fertilizers & Chemicals, Ltd.............   969,096  1,371,956
    Gujarat State Petronet, Ltd............................ 1,231,854  2,979,958
    Gulf Oil Lubricants India, Ltd.........................    98,950    950,410
*   GVK Power & Infrastructure, Ltd........................ 5,588,437    575,756
*   Hathway Cable & Datacom, Ltd........................... 2,392,287    973,724
    Hatsun Agro Products, Ltd..............................    56,280    470,621
*   Hatsun Agro Products, Ltd..............................     3,375     23,186
    HBL Power Systems, Ltd.................................   601,914    242,419
*   HealthCare Global Enterprises, Ltd.....................    91,605    276,556
    HEG, Ltd...............................................    36,273  2,112,698
    HeidelbergCement India, Ltd............................   547,065  1,049,359
    Heritage Foods, Ltd....................................    81,167    604,431
    Hester Biosciences, Ltd................................     8,083    127,673
    Hexaware Technologies, Ltd............................. 1,144,596  5,183,798
    Hikal, Ltd.............................................   277,009    599,122
    HIL, Ltd...............................................    14,111    426,120
    Himachal Futuristic Communications, Ltd................ 3,834,328  1,098,064
    Himadri Speciality Chemical, Ltd.......................   761,872  1,292,839
    Himatsingka Seide, Ltd.................................   258,360    834,544
    Hinduja Global Solutions, Ltd..........................    48,678    432,373
    Hinduja Ventures, Ltd..................................    37,897    219,760
    Hindustan Media Ventures, Ltd..........................    23,747     41,596
*   Hindustan Oil Exploration Co., Ltd.....................   249,147    433,882
    Honda SIEL Power Products, Ltd.........................    16,776    236,543
    Honeywell Automation India, Ltd........................    13,439  3,595,292
*   Hotel Leela Venture, Ltd...............................   487,744     92,206
*   Housing Development & Infrastructure, Ltd.............. 2,366,780    648,462
    HSIL, Ltd..............................................   252,622    814,310
    HT Media, Ltd..........................................   728,149    390,243
    Huhtamaki PPL, Ltd.....................................   138,171    402,996
    I G Petrochemicals, Ltd................................    70,875    418,539
    ICRA, Ltd..............................................     2,896    128,360
    IDFC Bank, Ltd......................................... 6,679,130  3,127,233
    IDFC, Ltd.............................................. 4,325,175  2,148,683
*   IFB Industries, Ltd....................................    60,191    717,473

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
                                                              SHARES    VALUE>>
                                                            ---------- ----------
INDIA -- (Continued)
*   IFCI, Ltd..............................................  5,290,292 $  988,482
    Igarashi Motors India, Ltd.............................      1,191      9,673
    IIFL Holdings, Ltd.....................................  1,459,823  9,093,474
*   IL&FS Transportation Networks, Ltd.....................    807,052    216,160
    India Cements, Ltd. (The)..............................  1,593,382  1,938,139
    India Glycols, Ltd.....................................     85,907    443,979
    India Nippon Electricals, Ltd..........................     14,955     91,368
    Indiabulls Integrated Services, Ltd....................     30,547    142,744
*   Indiabulls Real Estate, Ltd............................  1,791,660  1,821,711
    Indiabulls Ventures, Ltd...............................    994,414  5,787,537
    Indiabulls Ventures, Ltd...............................    152,225    559,843
*   Indian Bank............................................    652,589  2,215,397
    Indian Hotels Co., Ltd. (The)..........................  3,596,183  6,279,958
    Indian Hume Pipe Co., Ltd..............................     51,809    190,470
*   Indian Overseas Bank...................................  2,149,150    437,891
    Indo Count Industries, Ltd.............................    435,926    401,071
    Indoco Remedies, Ltd...................................    257,505    660,584
    Indraprastha Gas, Ltd..................................  1,153,187  4,150,248
    INEOS Styrolution India, Ltd...........................     30,905    279,906
    Ingersoll-Rand India, Ltd..............................     78,519    549,784
*   Inox Leisure, Ltd......................................    420,743  1,250,552
*   Inox Wind, Ltd.........................................    288,165    328,353
    Insecticides India, Ltd................................     32,706    183,711
*   Intellect Design Arena, Ltd............................    342,953  1,158,191
*   International Paper APPM, Ltd..........................     29,125    190,970
    Ipca Laboratories, Ltd.................................    379,399  3,497,795
    IRB Infrastructure Developers, Ltd.....................  1,331,578  2,494,182
    ITD Cementation India, Ltd.............................    361,221    564,254
    J Kumar Infraprojects, Ltd.............................    166,672    282,431
    Jagran Prakashan, Ltd..................................    777,485  1,167,732
    Jai Corp., Ltd.........................................    360,310    503,428
    Jain Irrigation Systems, Ltd...........................  2,766,909  2,661,600
*   Jaiprakash Associates, Ltd.............................  9,967,659    879,981
*   Jaiprakash Power Ventures, Ltd......................... 14,119,051    363,805
*   Jammu & Kashmir Bank, Ltd. (The).......................  2,076,965  1,182,498
    Jamna Auto Industries, Ltd.............................  1,438,050  1,381,147
    Jayant Agro-Organics, Ltd..............................     14,999     47,487
*   Jaypee Infratech, Ltd..................................  3,175,463     99,363
    JB Chemicals & Pharmaceuticals, Ltd....................    212,153    883,668
    JBF Industries, Ltd....................................     59,055     15,457
    JBM Auto, Ltd..........................................     15,094     56,497
*   Jet Airways India, Ltd.................................    239,856    703,863
    Jindal Poly Films, Ltd.................................    126,928    464,300
    Jindal Saw, Ltd........................................  1,136,957  1,312,776
*   Jindal Stainless Hisar, Ltd............................    334,099    443,089
*   Jindal Stainless, Ltd..................................    475,544    337,481
*   JITF Infralogistics, Ltd...............................      2,117        503
    JK Cement, Ltd.........................................    176,801  1,604,058
    JK Lakshmi Cement, Ltd.................................    291,833  1,062,196
    JK Paper, Ltd..........................................    408,155    927,867
    JK Tyre & Industries, Ltd..............................    583,112    815,718
    JM Financial, Ltd......................................  2,212,214  2,259,678
    JMC Projects India, Ltd................................    250,830    286,590
    Johnson Controls-Hitachi Air Conditioning India, Ltd...     67,524  1,590,963
*   JSW Energy, Ltd........................................  3,033,012  2,632,172
*   JSW Holdings, Ltd......................................      3,520    103,657
    JTEKT India, Ltd.......................................    112,450    168,591

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
                                                             SHARES     VALUE>>
                                                            --------- -----------
INDIA -- (Continued)
    Jubilant Foodworks, Ltd................................   707,466 $10,365,884
    Jubilant Life Sciences, Ltd............................   507,088   4,523,680
*   Just Dial, Ltd.........................................   126,667     862,403
    Jyothy Laboratories, Ltd...............................   968,660   2,466,607
    Kajaria Ceramics, Ltd..................................   608,457   3,251,932
    Kalpataru Power Transmission, Ltd......................   416,604   1,813,176
    Kalyani Steels, Ltd....................................   113,000     348,737
    Kansai Nerolac Paints, Ltd.............................   358,440   1,827,793
    Karnataka Bank, Ltd. (The)............................. 1,408,714   1,971,517
    Karur Vysya Bank, Ltd. (The)........................... 2,981,277   3,198,738
*   Kaveri Seed Co., Ltd...................................   244,010   1,637,152
    KCP, Ltd...............................................   278,078     372,668
    KEC International, Ltd.................................   765,014   2,936,697
    KEI Industries, Ltd....................................   256,659   1,071,093
    Kewal Kiran Clothing, Ltd..............................     2,328      40,295
*   Kiri Industries, Ltd...................................    84,521     524,504
    Kirloskar Brothers, Ltd................................   136,214     369,254
    Kirloskar Oil Engines, Ltd.............................   257,475     755,334
    Kitex Garments, Ltd....................................   157,648     236,195
    KNR Constructions, Ltd.................................   245,826     597,516
    Kolte-Patil Developers, Ltd............................   155,233     510,869
    KPIT Technologies, Ltd................................. 1,273,758   3,819,147
    KPR Mill, Ltd..........................................   105,952     855,150
    KRBL, Ltd..............................................   479,335   2,207,991
    KSB, Ltd...............................................    40,851     435,185
    L&T Finance Holdings, Ltd.............................. 2,521,857   4,341,503
    LA Opala RG, Ltd.......................................   107,486     333,195
    Lakshmi Machine Works, Ltd.............................    26,279   2,050,009
*   Lakshmi Vilas Bank, Ltd. (The).........................   628,630     752,019
    Larsen & Toubro Infotech, Ltd..........................     3,226      76,545
    Laurus Labs, Ltd.......................................    91,631     422,655
    LG Balakrishnan & Bros, Ltd............................    48,800     282,503
    Linde India, Ltd.......................................    99,527     593,197
    LT Foods, Ltd..........................................   694,369     337,637
    Lumax Auto Technologies, Ltd...........................     4,975      11,766
    Lumax Industries, Ltd..................................     6,790     142,410
    LUX Industries, Ltd....................................    28,166     579,971
    Magma Fincorp, Ltd.....................................   336,266     485,643
    Mahanagar Gas, Ltd.....................................    59,516     670,260
    Maharashtra Scooters, Ltd..............................     4,507     139,814
    Maharashtra Seamless, Ltd..............................   210,955   1,349,756
    Mahindra & Mahindra Financial Services, Ltd............ 1,251,356   6,868,223
*   Mahindra CIE Automotive, Ltd...........................   300,072   1,075,546
    Mahindra Holidays & Resorts India, Ltd.................   315,185     915,251
    Mahindra Lifespace Developers, Ltd.....................   151,214     833,497
    Maithan Alloys, Ltd....................................    48,127     339,627
*   Majesco, Ltd...........................................    98,234     637,015
    Man Infraconstruction, Ltd.............................   474,414     248,619
    Manappuram Finance, Ltd................................ 3,870,995   4,178,371
    Mangalore Refinery & Petrochemicals, Ltd...............   322,429     356,934
    Marksans Pharma, Ltd................................... 1,431,414     561,323
    Mastek, Ltd............................................    56,155     343,348
*   Max Financial Services, Ltd............................   556,442   2,834,263
*   Max India, Ltd.........................................   960,513     882,879
    Mayur Uniquoters, Ltd..................................    93,582     455,262
    McLeod Russel India, Ltd...............................   383,372     696,477
    Meghmani Organics, Ltd.................................   640,460     624,790

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
                                                             SHARES     VALUE>>
                                                            --------- -----------
INDIA -- (Continued)
    MEP Infrastructure Developers, Ltd.....................   157,057 $    88,553
    Mercator, Ltd..........................................   755,032     138,937
    Merck, Ltd.............................................    47,301   1,987,141
    Minda Corp., Ltd.......................................   341,078     552,946
    Minda Industries, Ltd..................................   242,145   1,010,113
    Mindtree, Ltd..........................................   861,247   9,972,895
    Mirza International, Ltd...............................   235,697     255,453
    MM Forgings, Ltd.......................................     8,122      62,776
    MOIL, Ltd..............................................   463,242   1,109,605
    Monte Carlo Fashions, Ltd..............................    18,482      86,141
*   Morepen Laboratories, Ltd.............................. 1,481,116     521,241
    Motilal Oswal Financial Services, Ltd..................   157,407   1,319,265
    Mphasis, Ltd...........................................   585,835   7,831,652
    MPS, Ltd...............................................    36,417     260,907
    Multi Commodity Exchange of India, Ltd.................    70,663     668,541
    Munjal Showa, Ltd......................................    39,839      96,421
*   Music Broadcast, Ltd...................................     4,955      21,994
*   Muthoot Capital Services, Ltd..........................    29,465     335,358
    Muthoot Finance, Ltd...................................   697,543   3,858,062
*   Nagarjuna Fertilizers & Chemicals, Ltd.................   654,674      82,010
*   Narayana Hrudayalaya, Ltd..............................   162,858     501,343
    Natco Pharma, Ltd......................................   632,486   6,446,963
    National Aluminium Co., Ltd............................ 3,342,747   3,088,795
*   National Fertilizers, Ltd..............................    49,204      23,963
    Nava Bharat Ventures, Ltd..............................   493,710     772,240
    Navin Fluorine International, Ltd......................    93,859     819,136
*   Navkar Corp., Ltd......................................   182,592     165,519
    Navneet Education, Ltd.................................   662,412     991,741
    NBCC India, Ltd........................................   505,771     378,186
    NCC, Ltd............................................... 3,509,710   3,558,896
    NESCO, Ltd.............................................   189,147   1,132,402
*   Network18 Media & Investments, Ltd.....................   627,668     350,130
*   Neuland Laboratories, Ltd..............................    14,795     114,269
    NIIT Technologies, Ltd.................................   306,008   5,074,488
*   NIIT, Ltd..............................................   554,088     533,372
    Nilkamal, Ltd..........................................    43,215     932,321
    NOCIL, Ltd.............................................   478,848   1,001,079
    NRB Bearings, Ltd......................................   222,408     486,630
    Nucleus Software Exports, Ltd..........................    30,339     158,712
    Oberoi Realty, Ltd.....................................   733,390   4,178,937
    OCL India, Ltd.........................................    72,208     884,522
    Omaxe, Ltd.............................................   335,578     975,693
    Orient Cement, Ltd.....................................   418,388     472,557
    Orient Electric, Ltd...................................   307,079     524,395
    Orient Paper & Industries, Ltd.........................   307,079     205,470
    Orient Refractories, Ltd...............................   161,265     491,003
*   Oriental Bank of Commerce..............................   588,747     637,735
    Oriental Carbon & Chemicals, Ltd.......................    13,160     188,441
    Page Industries, Ltd...................................    27,438  10,901,056
    Paisalo Digital, Ltd...................................     7,508      30,765
*   Panacea Biotec, Ltd....................................    41,966      87,105
    Panama Petrochem, Ltd..................................   126,555     197,887
    Parag Milk Foods, Ltd..................................   289,376   1,011,362
*   Patel Engineering, Ltd.................................    37,898      18,858
    PC Jeweller, Ltd.......................................   836,526     662,953
    Persistent Systems, Ltd................................   280,951   2,153,703
    Pfizer, Ltd............................................    93,188   3,666,759

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
                                                             SHARES    VALUE>>
                                                            --------- ----------
INDIA -- (Continued)
    Phillips Carbon Black, Ltd.............................   411,098 $1,255,579
    Phoenix Mills, Ltd.(The)...............................   355,685  2,688,276
    PI Industries, Ltd.....................................   441,077  4,643,236
    Poly Medicure, Ltd.....................................    54,673    164,719
    Polyplex Corp., Ltd....................................    49,131    348,231
    Power Mech Projects, Ltd...............................    15,464    183,269
*   Prabhat Dairy, Ltd.....................................   209,252    288,728
    Praj Industries, Ltd...................................   655,281    978,348
*   Prakash Industries, Ltd................................   358,348    509,194
    Prestige Estates Projects, Ltd.........................   744,674  1,944,731
*   Prime Focus, Ltd.......................................   140,332    132,214
    Prism Johnson, Ltd.....................................   621,984    730,359
    PTC India Financial Services, Ltd...................... 1,650,202    341,563
    PTC India, Ltd......................................... 1,758,724  1,823,860
    Puravankara, Ltd.......................................   395,883    352,414
    PVR, Ltd...............................................   149,644  2,752,145
    Quick Heal Technologies, Ltd...........................    67,308    182,965
    Radico Khaitan, Ltd....................................   470,871  2,491,201
    Rain Commodities, Ltd..................................   648,863  1,612,317
    Rajesh Exports, Ltd....................................   319,282  2,457,779
    Rallis India, Ltd......................................   493,675  1,136,909
    Ramco Cements, Ltd. (The)..............................   473,120  3,828,161
    Ramco Industries, Ltd..................................   176,508    444,265
*   Ramco Systems, Ltd.....................................    28,350    117,033
    Ramkrishna Forgings, Ltd...............................    74,892    544,594
*   Ramky Infrastructure, Ltd..............................    80,139    132,515
    Rane Holdings, Ltd.....................................    15,190    274,246
    Rashtriya Chemicals & Fertilizers, Ltd.................   937,253    753,714
    Ratnamani Metals & Tubes, Ltd..........................    67,754    753,400
*   RattanIndia Power, Ltd................................. 5,571,539    237,620
    Raymond, Ltd...........................................   283,764  2,885,891
    Redington India, Ltd................................... 1,869,771  2,100,698
    Relaxo Footwears, Ltd..................................   123,006  1,331,344
    Reliance Capital, Ltd..................................   946,682  3,102,345
*   Reliance Communications, Ltd........................... 6,442,448  1,082,739
    Reliance Home Finance, Ltd.............................   983,665    545,288
    Reliance Infrastructure, Ltd...........................   994,174  4,822,213
*   Reliance Power, Ltd.................................... 4,874,656  1,998,119
    Repco Home Finance, Ltd................................   236,036  1,177,331
    Rico Auto Industries, Ltd..............................   148,401    150,362
    RP SG Retail, Ltd......................................   362,635    792,220
*   RP-SG Business Process Services, Ltd...................   120,878    792,218
*   Ruchi Soya Industries, Ltd.............................   200,054     15,383
    Rushil Decor, Ltd......................................     7,854     59,643
    Sadbhav Engineering, Ltd...............................   518,335  1,459,613
    Sadbhav Infrastructure Project, Ltd....................   168,293    239,769
    Sagar Cements, Ltd.....................................    15,163    134,262
*   Sanghi Industries, Ltd.................................   343,110    283,968
*   Sanghvi Movers, Ltd....................................    38,342     60,854
    Sanofi India, Ltd......................................    42,692  3,347,871
    Sanwaria Consumer, Ltd.................................   853,445    141,158
    Sarda Energy & Minerals, Ltd...........................    42,763    175,156
    Saregama India, Ltd....................................    54,353    386,224
    Sasken Technologies, Ltd...............................    40,116    360,705
    Savita Oil Technologies, Ltd...........................     1,504     20,958
    Schaeffler India, Ltd..................................    38,269  2,628,443
    Sequent Scientific, Ltd................................    89,704     58,923

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CONTINUED


                                                             SHARES    VALUE>>
                                                            --------- ----------
INDIA -- (Continued)
    SH Kelkar & Co., Ltd...................................   130,662 $  298,072
    Shankara Building Products, Ltd........................    23,325    349,538
    Shanthi Gears, Ltd.....................................     5,154      8,210
    Sharda Cropchem, Ltd...................................    90,177    390,488
    Sharda Motor Industries, Ltd...........................     1,720     34,108
    Shemaroo Entertainment, Ltd............................    16,694     98,382
    Shilpa Medicare, Ltd...................................   121,313    636,846
*   Shipping Corp. of India, Ltd...........................   904,824    539,221
    Shoppers Stop, Ltd.....................................    61,138    406,391
    Shriram City Union Finance, Ltd........................    57,432  1,261,351
*   Shriram EPC, Ltd.......................................   106,141     15,523
    Shriram Transport Finance Co., Ltd.....................     1,942     30,338
*   Sical Logistics, Ltd...................................    65,637    137,346
    Simplex Infrastructures, Ltd...........................   113,011    351,359
    Sintex Industries, Ltd................................. 2,414,404    391,157
*   Sintex Plastics Technology, Ltd........................ 3,652,207  1,285,840
*   SITI Networks, Ltd..................................... 1,587,544    187,342
    Siyaram Silk Mills, Ltd................................    27,445    131,914
    SJVN, Ltd.............................................. 2,789,192  1,056,151
    SKF India, Ltd.........................................   130,203  3,156,856
    Skipper, Ltd...........................................   158,909    195,045
    SML ISUZU, Ltd.........................................    42,899    427,195
    Sobha, Ltd.............................................   407,373  2,447,361
    Solar Industries India, Ltd............................   147,717  2,000,967
*   Solara Active Pharma Sciences, Ltd.....................    59,568    261,357
    Somany Ceramics, Ltd...................................    41,323    190,135
    Sonata Software, Ltd...................................   341,739  1,427,426
    South Indian Bank, Ltd. (The).......................... 6,350,866  1,255,701
    Srei Infrastructure Finance, Ltd....................... 1,205,273    538,253
    SRF, Ltd...............................................   129,736  3,380,854
    Srikalahasthi Pipes, Ltd...............................   120,091    306,095
    Star Cement, Ltd.......................................   183,269    251,666
    Sterlite Technologies, Ltd............................. 1,218,221  6,304,654
    Strides Pharma Science, Ltd............................   353,724  2,027,907
    Subros, Ltd............................................   110,518    426,459
    Sudarshan Chemical Industries..........................   134,385    686,488
    Sundaram Finance Holdings, Ltd.........................    54,598     73,995
    Sundaram Finance, Ltd..................................    57,233  1,150,255
    Sundaram-Clayton, Ltd..................................     6,812    325,812
    Sundram Fasteners, Ltd.................................   496,029  3,573,163
    Sunteck Realty, Ltd....................................   283,786  1,241,440
    Suprajit Engineering, Ltd..............................   210,799    671,105
    Supreme Industries, Ltd................................   313,475  4,179,496
    Supreme Petrochem, Ltd.................................   172,445    520,536
    Surya Roshni, Ltd......................................   101,312    283,467
    Sutlej Textiles and Industries, Ltd....................    82,602     50,368
    Suven Life Sciences, Ltd...............................   450,470  1,471,745
    Swan Energy, Ltd.......................................    76,621    101,647
    Swaraj Engines, Ltd....................................    25,947    495,963
    Symphony, Ltd..........................................    62,949    774,621
*   Syndicate Bank......................................... 1,945,418    912,549
    Syngene International, Ltd.............................   170,301  1,330,849
    TAKE Solutions, Ltd....................................   388,754    853,875
    Tamil Nadu Newsprint & Papers, Ltd.....................   173,348    605,799
    Tasty Bite Eatables, Ltd...............................       294     32,528
    Tata Chemicals, Ltd....................................   529,438  4,883,998
    Tata Communications, Ltd...............................   156,112  1,035,052

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CONTINUED


                                                             SHARES    VALUE>>
                                                            --------- ----------
INDIA -- (Continued)
    Tata Elxsi, Ltd........................................   136,304 $1,914,227
    Tata Global Beverages, Ltd............................. 2,606,375  7,639,155
    Tata Metaliks, Ltd.....................................    74,899    654,321
    Tata Power Co., Ltd. (The)............................. 1,088,750  1,123,148
    Tata Sponge Iron, Ltd..................................    56,229    604,521
*   Tata Teleservices Maharashtra, Ltd..................... 4,584,815    251,791
    TCI Express, Ltd.......................................   124,307    993,315
*   Techno Electric & Engineering Co., Ltd.................   261,424    932,281
*   Tejas Networks, Ltd....................................    24,615     85,042
    Texmaco Rail & Engineering, Ltd........................   436,509    367,133
    Thermax, Ltd...........................................   237,082  3,191,236
    Thirumalai Chemicals, Ltd..............................   307,194    515,027
    Thomas Cook India, Ltd.................................   228,334    638,503
    Thyrocare Technologies, Ltd............................    59,389    449,185
    TI Financial Holdings, Ltd.............................   526,505  3,458,520
    Tide Water Oil Co. India, Ltd..........................     6,814    520,715
    Time Technoplast, Ltd..................................   760,995  1,156,498
    Timken India, Ltd......................................   175,867  1,250,384
    Tinplate Co. of India, Ltd. (The)......................   226,160    460,525
    Titagarh Wagons, Ltd...................................   272,853    248,368
    Torrent Pharmaceuticals, Ltd...........................     8,134    183,753
    Torrent Power, Ltd..................................... 1,083,411  3,796,788
    Tourism Finance Corp. of India, Ltd....................   205,661    347,956
    Transport Corp. of India, Ltd..........................   252,375  1,003,205
    Trent, Ltd.............................................   449,150  1,952,121
    Trident, Ltd...........................................   764,283    666,884
*   Triveni Engineering & Industries, Ltd..................   433,753    279,668
    Triveni Turbine, Ltd...................................   412,775    561,251
    TTK Prestige, Ltd......................................    29,272  2,628,994
    Tube Investments of India, Ltd.........................   545,099  2,177,841
    TV Today Network, Ltd..................................   168,008    922,512
*   TV18 Broadcast, Ltd.................................... 4,315,205  2,185,763
    TVS Srichakra, Ltd.....................................    13,507    438,609
*   UCO Bank............................................... 1,375,491    353,071
    Uflex, Ltd.............................................   232,965    879,352
    UFO Moviez India, Ltd..................................    38,046    162,324
    Unichem Laboratories, Ltd..............................   272,693    800,820
*   Union Bank of India.................................... 1,342,340  1,389,978
    Uniply Industries, Ltd.................................    12,215      8,966
*   Unitech, Ltd........................................... 9,597,110    278,941
    United Breweries, Ltd..................................    29,511    488,470
    UPL, Ltd...............................................   220,106  1,999,570
*   V2 Retail, Ltd.........................................    92,038    374,113
    VA Tech Wabag, Ltd.....................................   247,919    840,819
*   Vaibhav Global, Ltd....................................    53,516    534,480
    Vardhman Textiles, Ltd.................................   144,311  1,959,743
    Venky's India, Ltd.....................................    38,159  1,286,478
    Vesuvius India, Ltd....................................     9,930    142,702
    V-Guard Industries, Ltd................................ 1,080,373  2,741,198
    Vijaya Bank............................................ 2,086,443  1,241,205
    Vinati Organics, Ltd...................................    74,867  1,571,996
    Vindhya Telelinks, Ltd.................................    13,528    272,502
    VIP Industries, Ltd....................................   466,160  2,791,040
    Visaka Industries, Ltd.................................    25,952    166,972
    V-Mart Retail, Ltd.....................................    40,820  1,339,500
    Voltas, Ltd............................................   415,910  3,043,633
*   VRL Logistics, Ltd.....................................   206,545    709,657

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CONTINUED


                                                              SHARES      VALUE>>
                                                            ----------- ------------
INDIA -- (Continued)
    VST Industries, Ltd....................................      30,951 $  1,337,376
    VST Tillers Tractors, Ltd..............................      13,719      333,865
    WABCO India, Ltd.......................................      28,104    2,380,664
    Welspun Corp., Ltd.....................................     754,653    1,406,519
    Welspun Enterprises, Ltd...............................     411,154      680,431
    Welspun India, Ltd.....................................   2,323,695    1,851,065
    West Coast Paper Mills, Ltd............................     125,611      663,072
    Wheels India, Ltd......................................       3,448       48,716
    Whirlpool of India, Ltd................................      86,730    1,619,023
*   Wockhardt, Ltd.........................................     242,161    1,618,033
    Wonderla Holidays, Ltd.................................      80,157      303,808
    Zee Learn, Ltd.........................................     956,093      530,753
*   Zee Media Corp., Ltd...................................     838,464      283,795
    Zensar Technologies, Ltd...............................     577,515    2,004,607
*   Zuari Agro Chemicals, Ltd..............................      16,783       56,172
    Zydus Wellness, Ltd....................................      91,576    1,454,379
                                                            ----------- ------------
TOTAL INDIA................................................              783,811,039
                                                                        ------------
INDONESIA -- (2.6%)
    Ace Hardware Indonesia Tbk PT..........................  56,357,800    5,083,302
    Acset Indonusa Tbk PT..................................      11,000        1,000
    Adhi Karya Persero Tbk PT..............................  15,974,788    1,183,927
*   Agung Podomoro Land Tbk PT.............................  49,042,500      451,929
    AKR Corporindo Tbk PT..................................  13,583,300    3,093,372
*   Alam Sutera Realty Tbk PT..............................  93,906,000    1,720,370
*   Alfa Energi Investama Tbk PT...........................      38,600       14,273
    Aneka Tambang Tbk PT...................................  74,075,391    3,324,663
    Arwana Citramulia Tbk PT...............................  29,196,500      730,462
    Asahimas Flat Glass Tbk PT.............................     978,600      283,361
    Astra Agro Lestari Tbk PT..............................   2,953,900    2,335,651
    Astra Graphia Tbk PT...................................   2,211,000      195,880
    Astra Otoparts Tbk PT..................................   2,719,300      257,613
*   Astrindo Nusantara Infrastructure Tbk PT............... 133,672,100      440,552
*   Asuransi Kresna Mitra Tbk PT...........................   7,001,600      317,768
*   Bakrie Telecom Tbk PT..................................  49,756,298       16,365
*   Bank Bukopin Tbk.......................................  36,050,766      787,601
*   Bank Ina Perdana PT....................................   6,533,600      244,773
    Bank Maybank Indonesia Tbk PT..........................   5,144,600       68,361
*   Bank Nationalnobu Tbk PT...............................     715,800       49,441
*   Bank Pan Indonesia Tbk PT..............................  28,770,800    2,055,489
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT...  22,577,800    2,659,419
    Bank Pembangunan Daerah Jawa Timur Tbk PT..............  29,227,100    1,173,620
*   Bank Permata Tbk PT....................................  26,973,302      816,290
    Bank Tabungan Negara Persero Tbk PT....................   4,920,849      686,939
    Bank Tabungan Pensiunan Nasional Tbk PT................     766,800      185,064
    Barito Pacific Tbk PT..................................  15,689,600    1,939,299
    Bekasi Fajar Industrial Estate Tbk PT..................  40,667,900      374,774
    BFI Finance Indonesia Tbk PT...........................     648,400       22,621
*   Bintang Oto Global Tbk PT..............................   1,398,200       60,247
    BISI International Tbk PT..............................  15,969,400    1,526,258
    Blue Bird Tbk PT.......................................   2,176,800      408,373
*   Buana Lintas Lautan Tbk PT.............................     653,800        5,806
    Bukit Asam Tbk PT......................................   4,194,100    1,177,899
*   Bumi Resources Tbk PT..................................  70,558,100      786,764
*   Bumi Serpong Damai Tbk PT..............................   1,946,200      141,296

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CONTINUED


                                                              SHARES      VALUE>>
                                                            ----------- -----------
INDONESIA -- (Continued)
*   Bumi Teknokultura Unggul Tbk PT........................  60,635,600 $   559,335
    Catur Sentosa Adiprana Tbk PT..........................   2,986,100     114,613
*   Centratama Telekomunikasi Indonesia Tbk PT.............   1,300,300       8,308
    Ciputra Development Tbk PT............................. 107,645,720   5,821,345
*   Citra Marga Nusaphala Persada Tbk PT...................  18,263,702   1,591,531
*   City Retail Developments Tbk PT........................  12,056,400      73,468
*   Clipan Finance Indonesia Tbk PT........................   1,454,500      23,956
*   Delta Dunia Makmur Tbk PT..............................  35,879,700   1,904,379
    Dharma Satya Nusantara Tbk PT..........................   2,071,600      59,954
*   Eagle High Plantations Tbk PT.......................... 101,903,000   1,176,705
    Elnusa Tbk PT..........................................  29,903,100     737,349
*   Energi Mega Persada Tbk PT.............................  39,263,200     260,955
    Erajaya Swasembada Tbk PT..............................  10,697,000   1,196,457
    Fajar Surya Wisesa Tbk PT..............................     644,000     322,375
*   Gajah Tunggal Tbk PT...................................  14,249,800     581,974
*   Garuda Indonesia Persero Tbk PT........................  44,799,949     594,903
    Global Mediacom Tbk PT.................................  64,609,000   1,395,500
*   Hanson International Tbk PT............................ 384,975,000   3,067,988
    Harum Energy Tbk PT....................................   7,772,400   1,004,153
    Hexindo Adiperkasa Tbk PT..............................     508,500      95,426
*   Holcim Indonesia Tbk PT................................   6,836,200     821,744
    Impack Pratama Industri Tbk PT.........................     169,800      10,669
    Indah Kiat Pulp & Paper Corp. Tbk PT...................  13,436,900  11,260,889
    Indika Energy Tbk PT...................................  12,820,200   1,894,301
    Indo Tambangraya Megah Tbk PT..........................   2,670,000   4,374,824
*   Indofarma Persero Tbk PT...............................      76,200      19,578
    Indomobil Sukses Internasional Tbk PT..................     253,300      31,624
*   Indo-Rama Synthetics Tbk PT............................     115,600      31,596
    Indosat Tbk PT.........................................   1,526,600     242,356
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT...........  23,911,300   1,258,495
    INOVISI Infracom Tbk PT................................           0           0
*   Inti Agri Resources Tbk PT.............................  37,935,300     496,934
*   Intikeramik Alamasri Industri Tbk PT...................  16,025,700     166,019
*   Intiland Development Tbk PT............................  67,731,332   1,451,931
    Japfa Comfeed Indonesia Tbk PT.........................  41,374,600   5,533,678
    Jaya Real Property Tbk PT..............................  14,299,600     573,551
*   Kawasan Industri Jababeka Tbk PT....................... 155,903,557   2,276,353
    KMI Wire & Cable Tbk PT................................  17,852,200     289,395
*   Krakatau Steel Persero Tbk PT..........................  34,945,702     851,638
*   Kresna Graha Investama Tbk PT.......................... 110,986,300   4,563,917
    Link Net Tbk PT........................................   6,391,200   1,844,539
*   Lippo Cikarang Tbk PT..................................   3,898,800     395,829
    Lippo Karawaci Tbk PT.................................. 123,898,600   2,289,480
*   Malindo Feedmill Tbk PT................................   7,512,500     612,553
    Matahari Department Store Tbk PT.......................   1,792,900     572,801
*   Matahari Putra Prima Tbk PT............................   5,355,028      52,868
*   Medco Energi Internasional Tbk PT......................  64,505,733   3,480,118
    Media Nusantara Citra Tbk PT...........................  28,370,000   1,459,673
*   Mega Manunggal Property Tbk PT.........................   1,096,800      37,853
    Metrodata Electronics Tbk PT...........................   1,242,800      58,423
    Metropolitan Kentjana Tbk PT...........................       7,900      11,490
*   Minna Padi Investama Sekuritas Tbk PT..................     132,900       4,718
    Mitra Adiperkasa Tbk PT................................  64,112,000   3,377,782
*   Mitra Keluarga Karyasehat Tbk PT.......................   7,050,000     664,077
    Mitra Pinasthika Mustika Tbk PT........................   8,404,900     426,070
*   MNC Investama Tbk PT................................... 193,556,400     979,595
*   MNC Land Tbk PT........................................  10,317,000      93,204

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CONTINUED


                                                              SHARES     VALUE>>
                                                            ----------- ----------
INDONESIA -- (Continued)
*   MNC Vision Network PT..................................   1,540,000 $   89,624
    Modernland Realty Tbk PT...............................  84,698,300  1,214,853
*   Multipolar Tbk PT......................................  36,912,900    206,438
*   Multistrada Arah Sarana Tbk PT.........................   6,893,700    268,046
    Nippon Indosari Corpindo Tbk PT........................  19,562,789  1,352,619
    Pabrik Kertas Tjiwi Kimia Tbk PT.......................   3,786,100  2,573,870
*   Pacific Strategic Financial Tbk PT.....................   5,979,900    197,892
    Pakuwon Jati Tbk PT....................................  21,268,400    669,260
    Pan Brothers Tbk PT....................................  30,784,400  1,123,360
*   Panin Financial Tbk PT................................. 155,409,200  2,805,608
*   Panin Insurance Tbk PT.................................   8,919,100    591,464
    Panin Sekuritas Tbk PT.................................      30,500      2,726
*   Pelat Timah Nusantara Tbk PT...........................      52,300     12,400
*   Pelayaran Tamarin Samudra Tbk PT.......................   3,938,500    777,401
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT..  27,446,700  2,332,864
*   Pool Advista Indonesia Tbk PT..........................  10,600,800  3,173,677
    PP Persero Tbk PT......................................  26,675,014  2,340,870
    PP Properti Tbk PT..................................... 113,895,500    720,583
    Puradelta Lestari Tbk PT...............................   1,474,000     12,607
    Ramayana Lestari Sentosa Tbk PT........................  28,425,300  2,226,805
    Resource Alam Indonesia Tbk PT.........................   2,456,000     56,847
*   Rimo International Lestari Tbk PT...................... 107,276,300  1,108,746
    Rukun Raharja Tbk PT...................................     491,600     15,329
    Salim Ivomas Pratama Tbk PT............................  34,987,500  1,059,532
    Sampoerna Agro PT......................................   5,969,300    939,828
    Sawit Sumbermas Sarana Tbk PT..........................  25,918,100  2,149,682
    Selamat Sempurna Tbk PT................................  21,783,500  2,114,042
    Semen Baturaja Persero Tbk PT..........................  21,982,200  2,547,304
*   Sentul City Tbk PT..................................... 169,782,000  1,062,566
*   Siloam International Hospitals Tbk PT..................   3,758,350    568,464
    Sinar Mas Agro Resources & Technology Tbk PT...........   1,037,460    285,255
*   Sitara Propertindo Tbk PT..............................  39,088,000  2,366,459
*   Smartfren Telecom Tbk PT...............................  11,923,000     79,249
    Sri Rejeki Isman Tbk PT................................  69,942,631  1,670,565
*   Sugih Energy Tbk PT.................................... 100,457,800    330,399
    Sumber Alfaria Trijaya Tbk PT..........................     293,400     14,579
    Summarecon Agung Tbk PT................................  70,624,664  2,786,970
*   Surya Esa Perkasa Tbk PT...............................   3,400,300     67,056
    Surya Semesta Internusa Tbk PT.........................  32,513,600    997,512
    Tempo Scan Pacific Tbk PT..............................   1,314,400    119,373
*   Tiga Pilar Sejahtera Food Tbk..........................  19,238,200    212,598
    Timah Tbk PT...........................................  26,432,514  1,124,172
    Tiphone Mobile Indonesia Tbk PT........................  18,845,000    794,818
    Total Bangun Persada Tbk PT............................  12,766,100    428,044
    Tower Bersama Infrastructure Tbk PT....................   5,926,300  1,824,380
*   Trada Alam Minera Tbk PT............................... 206,255,700  2,463,385
*   Trias Sentosa Tbk PT...................................  33,492,700    882,126
    Tunas Baru Lampung Tbk PT..............................  20,570,900  1,204,070
    Tunas Ridean Tbk PT....................................  12,252,300    925,425
    Ultrajaya Milk Industry & Trading Co. Tbk PT...........  15,006,900  1,222,545
    Unggul Indah Cahaya Tbk PT.............................      48,239     11,374
*   Vale Indonesia Tbk PT..................................  16,481,600  3,180,883
*   Visi Media Asia Tbk PT.................................  58,082,200    512,307
    Waskita Beton Precast Tbk PT...........................  63,595,900  1,332,399
    Wijaya Karya Beton Tbk PT..............................  21,627,800    427,029
    Wijaya Karya Persero Tbk PT............................  25,733,007  1,865,122

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
                                                               SHARES     VALUE>>
                                                             ---------- ------------
INDONESIA -- (Continued)
*    XL Axiata Tbk PT.......................................  2,683,700 $    463,765
                                                             ---------- ------------
TOTAL INDONESIA.............................................             169,629,227
                                                                        ------------
MALAYSIA -- (3.5%)
#    7-Eleven Malaysia Holdings Bhd, Class B................  2,721,346      892,700
#    Aeon Co. M Bhd.........................................  3,731,600    1,507,154
#    AEON Credit Service M Bhd..............................    711,500    2,570,157
     AFFIN Bank Bhd.........................................  1,657,120      895,438
# *  AirAsia X Bhd.......................................... 17,602,300      969,656
     Ajinomoto Malaysia Bhd.................................     86,600      380,951
     Alliance Bank Malaysia Bhd.............................  3,286,400    3,112,593
     Allianz Malaysia Bhd...................................    143,500      417,862
     Amway Malaysia Holdings Bhd............................    294,000      470,204
#    Ann Joo Resources Bhd..................................    889,750      310,718
     APM Automotive Holdings Bhd............................    256,900      201,238
     Benalec Holdings Bhd...................................  3,370,900      165,316
# *  Berjaya Assets Bhd.....................................  3,662,800      246,227
# *  Berjaya Corp. Bhd...................................... 23,607,127    1,580,953
     Berjaya Food Bhd.......................................    357,600      117,858
*    Berjaya Land Bhd.......................................  3,930,700      188,546
#    Berjaya Sports Toto Bhd................................  4,343,167    2,180,616
# *  Bermaz Auto Bhd........................................  5,003,600    2,272,597
     BIMB Holdings Bhd......................................  1,490,308    1,304,561
     Bintulu Port Holdings Bhd..............................     25,900       32,558
#    Bonia Corp. Bhd........................................  1,119,300       65,561
*    Borneo Aqua Harvest Bhd................................     42,700       10,320
# *  Borneo Oil Bhd.........................................  6,671,999       79,098
     Boustead Holdings Bhd..................................  2,775,328    1,041,173
     Boustead Plantations Bhd...............................  3,337,499      754,216
# *  Bumi Armada Bhd........................................ 17,512,700    1,693,448
     Bursa Malaysia Bhd.....................................  5,225,900    9,149,440
#    CAB Cakaran Corp. Bhd..................................  2,339,700      397,195
     Cahya Mata Sarawak Bhd.................................  3,670,800    2,546,926
     Can-One Bhd............................................    404,600      193,370
#    Carlsberg Brewery Malaysia Bhd, Class B................  1,230,800    5,239,114
     CB Industrial Product Holding Bhd......................  2,699,940      698,216
     CCK Consolidated Holdings BHD..........................     86,900       16,639
     CCM Duopharma Biotech Bhd..............................    624,100      158,038
     Chin Teck Plantations BHD..............................     33,000       57,150
     CJ Century Logistics Holdings Bhd, Class B.............  1,140,500      129,527
     Coastal Contracts Bhd..................................  1,753,366      381,683
#    Comfort Glove Bhd......................................    772,600      162,549
     CRG Group..............................................  1,119,300       24,074
     CSC Steel Holdings Bhd.................................    875,500      215,368
     Cypark Resources Bhd...................................  1,086,900      660,721
     D&O Green Technologies Bhd.............................  3,629,800      734,016
     Dagang NeXchange Bhd................................... 10,070,500      892,526
     Daibochi Bhd...........................................    133,056       61,932
#    Datasonic Group Bhd....................................  3,464,100      298,211
*    Dayang Enterprise Holdings Bhd.........................  2,206,396      281,349
#    DRB-Hicom Bhd..........................................  5,963,800    2,683,147
     Dutch Lady Milk Industries Bhd.........................    143,300    2,190,790
#    Eastern & Oriental Bhd.................................  6,311,807    1,784,293
*    Eco World Development Group Bhd........................  7,256,900    1,735,458
*    Eco World International Bhd............................    623,300      133,296
#    Econpile Holdings Bhd..................................  4,724,750      752,586

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
                                                               SHARES    VALUE>>
                                                             ---------- ----------
MALAYSIA -- (Continued)
#    Ekovest BHD............................................  8,687,850 $1,019,224
     Engtex Group Bhd.......................................    448,700     96,033
     Evergreen Fibreboard Bhd...............................  4,150,750    461,655
     FAR East Holdings BHD..................................    209,100    145,300
#    FGV Holdings Bhd....................................... 11,073,500  3,708,197
     Frontken Corp. Bhd.....................................  4,110,500    818,319
     Gabungan AQRS Bhd......................................  1,795,500    395,711
     Gadang Holdings Bhd....................................  2,705,000    397,961
#    Gas Malaysia Bhd.......................................  1,177,400    801,625
#    George Kent Malaysia Bhd...............................  2,877,400    750,614
#    Globetronics Technology Bhd............................  4,241,673  2,244,420
     Glomac Bhd.............................................  3,140,280    296,281
#    Guan Chong Bhd.........................................     60,800     33,744
#    GuocoLand Malaysia Bhd.................................  1,578,400    301,968
     Hai-O Enterprise Bhd...................................  1,388,520  1,141,871
     HAP Seng Consolidated Bhd..............................  1,606,040  3,779,500
     Hap Seng Plantations Holdings Bhd......................  1,241,100    548,819
     Heineken Malaysia Bhd..................................    961,600  4,137,149
#    Hengyuan Refining Co. Bhd..............................    822,400  1,153,562
#    HeveaBoard Bhd.........................................  2,880,400    561,657
*    Hiap Teck Venture Bhd..................................  6,749,600    548,018
*    Hibiscus Petroleum Bhd.................................  9,178,500  2,447,695
     Hock Seng LEE Bhd......................................  1,313,408    420,676
     Hong Leong Industries Bhd..............................    614,100  1,549,802
#    HSS Engineers Bhd......................................  1,441,500    295,049
     Hua Yang Bhd...........................................  1,763,466    158,642
*    Hume Industries Bhd....................................    281,872     52,618
     Hup Seng Industries Bhd................................  1,433,633    356,500
     I-Bhd..................................................  2,168,400    238,854
     IGB Bhd................................................    604,277    365,048
     IJM Corp. Bhd..........................................    176,000     68,609
     IJM Plantations Bhd....................................  1,546,600    701,816
#    Inari Amertron Bhd.....................................  8,662,745  4,069,054
     Inch Kenneth Kajang Rubber P.L.C.......................  1,045,300    164,907
     Insas Bhd..............................................  3,987,881    667,403
*    Iris Corp. Bhd......................................... 15,686,100    544,018
# *  Iskandar Waterfront City Bhd...........................  3,648,200    436,300
# *  JAKS Resources Bhd.....................................  3,014,900    656,835
#    Jaya Tiasa Holdings Bhd................................  3,143,327    402,178
#    JCY International Bhd..................................  3,776,100    225,731
#    JHM Consolidation Bhd..................................    753,100    193,119
#    Karex Bhd..............................................  2,710,149    401,812
     Keck Seng Malaysia Bhd.................................    858,750    835,355
     Kenanga Investment Bank Bhd............................  1,871,360    277,491
     Kerjaya Prospek Group Bhd..............................  2,085,980    583,629
     Kesm Industries Bhd....................................     73,200    178,718
     Kian JOO CAN Factory Bhd...............................  1,801,180    948,685
     Kim Loong Resources Bhd................................  1,032,880    303,730
#    Kimlun Corp. Bhd.......................................    738,786    205,008
# *  KNM Group Bhd.......................................... 13,729,780    442,683
     Kossan Rubber Industries...............................  5,941,800  5,876,601
     KPJ Healthcare Bhd..................................... 22,346,700  5,555,883
#    Kretam Holdings Bhd....................................  4,653,800    451,008
# *  KSL Holdings Bhd.......................................  4,585,518    777,732
     Kumpulan Fima BHD......................................    826,650    302,723
     Kumpulan Perangsang Selangor Bhd.......................  1,701,646    509,275
*    Kwantas Corp. BHD......................................    181,100     49,693

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
MALAYSIA -- (Continued)
# *  Lafarge Malaysia Bhd...................................  1,398,700 $  718,880
*    Land & General Bhd..................................... 15,164,960    560,609
*    Landmarks Bhd..........................................  1,774,700    237,462
#    LBS Bina Group Bhd.....................................  4,793,880    780,490
     Lii Hen Industries Bhd.................................    894,100    617,720
     Lingkaran Trans Kota Holdings Bhd......................  1,287,300  1,207,865
# *  Lion Industries Corp. Bhd..............................  2,520,800    428,183
#    LPI Capital Bhd........................................    357,324  1,398,366
     Magni-Tech Industries Bhd..............................    405,400    431,350
#    Magnum Bhd.............................................  5,097,700  2,207,762
     Mah Sing Group Bhd..................................... 10,068,787  2,311,083
     Malakoff Corp. Bhd.....................................  8,011,400  1,647,997
     Malayan Flour Mills Bhd................................  2,094,450    511,072
*    Malayan United Industries Bhd..........................  2,568,600     98,455
#    Malaysia Building Society Bhd..........................  7,751,678  1,744,907
#    Malaysia Marine and Heavy Engineering Holdings Bhd.....  1,570,900    221,348
*    Malaysian Bulk Carriers Bhd............................  2,678,500    303,482
     Malaysian Pacific Industries Bhd.......................    763,713  1,982,331
#    Malaysian Resources Corp. Bhd.......................... 12,953,298  2,265,027
     Malton Bhd.............................................  2,811,800    333,380
#    Matrix Concepts Holdings Bhd...........................  2,862,058  1,265,093
     MBM Resources BHD......................................  1,379,696    656,430
#    Media Chinese International, Ltd.......................  4,708,500    230,740
*    Media Prima Bhd........................................  6,293,703    609,544
     Mega First Corp. Bhd...................................  1,198,800    868,776
     Mitrajaya Holdings Bhd.................................  2,495,610    200,310
*    MK Land Holdings Bhd...................................  1,877,400     83,227
#    MKH Bhd................................................  2,280,734    675,041
     MMC Corp. Bhd..........................................  2,085,100    533,972
*    MNRB Holdings Bhd......................................  2,800,920    656,878
# *  MPHB Capital Bhd.......................................  1,429,100    396,006
     Muda Holdings Bhd......................................    326,400    124,261
*    Mudajaya Group Bhd.....................................  2,167,066    163,070
     Muhibbah Engineering M Bhd.............................  2,475,450  1,640,342
*    Mulpha International Bhd...............................  1,317,030    582,529
#    My EG Services Bhd..................................... 12,196,200  3,507,084
*    Naim Holdings Bhd......................................  1,119,900    120,407
     NTPM Holdings Bhd......................................    640,000     80,427
#    OCK Group Bhd..........................................  1,947,200    225,986
     Oriental Holdings BHD..................................    582,200    838,824
     OSK Holdings Bhd.......................................  8,212,455  1,787,681
     Pacific & Orient Bhd...................................    239,167     57,660
#    Padini Holdings Bhd....................................  2,991,700  4,020,620
     Panasonic Manufacturing Malaysia Bhd...................    158,984  1,447,573
     Pantech Group Holdings Bhd.............................  2,333,330    253,984
     Paramount Corp. Bhd....................................    769,825    377,654
*    Parkson Holdings Bhd...................................  2,674,947    211,145
# *  Pentamaster Corp. Bhd..................................  1,350,320  1,014,979
# *  PESTECH International Bhd..............................  1,911,800    617,465
#    Petron Malaysia Refining & Marketing Bhd...............    503,900    871,276
     Pharmaniaga Bhd........................................    613,460    398,611
#    PIE Industrial Bhd.....................................  1,306,900    478,567
#    Pos Malaysia Bhd.......................................  2,923,200  2,068,612
     Prestariang Bhd........................................    508,700     63,938
     Protasco Bhd...........................................  2,718,975    227,850
#    Puncak Niaga Holdings Bhd..............................  1,545,620    166,398
     QL Resources Bhd.......................................  4,915,659  8,286,875

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
MALAYSIA -- (Continued)
     Ranhill Holdings Bhd...................................    859,300 $  205,840
     RGB International Bhd..................................  2,549,714    119,301
# *  Rimbunan Sawit Bhd.....................................  3,667,900    149,199
     Salcon Bhd.............................................  4,112,516    241,236
     Sam Engineering & Equipment M Bhd......................    166,800    321,246
# *  Sapura Energy Bhd...................................... 26,988,800  2,185,799
#    Sarawak Oil Palms Bhd..................................  1,033,504    642,419
     Scicom MSC Bhd.........................................    393,400    157,988
#    Scientex Bhd...........................................  1,570,424  3,223,466
#    SEG International BHD..................................    145,885     23,027
     Selangor Dredging Bhd..................................  1,118,200    192,736
#    Selangor Properties Bhd................................    230,200    295,301
#    Serba Dinamik Holdings Bhd.............................  2,080,300  2,010,483
     Shangri-La Hotels Malaysia Bhd.........................    426,800    563,508
     SHL Consolidated Bhd...................................    246,000    138,570
*    Sino Hua-An International Bhd..........................    201,200     12,313
#    SKP Resources Bhd......................................  5,469,400  1,661,553
     Star Media Group Bhd...................................  1,923,800    352,018
*    Sumatec Resources Bhd.................................. 12,844,200     92,661
*    Sunsuria Bhd...........................................     30,600      6,219
     Sunway Bhd.............................................  2,303,979    754,451
     Sunway Construction Group Bhd..........................  2,206,036    766,731
#    Supermax Corp. Bhd.....................................  3,605,300  2,747,582
     Suria Capital Holdings Bhd.............................    699,800    255,666
     Syarikat Takaful Malaysia Keluarga Bhd.................  2,328,500  2,166,222
     Symphony Life Bhd......................................    306,287     25,612
#    Ta Ann Holdings Bhd....................................  1,647,489    906,172
     TA Enterprise Bhd......................................  9,123,900  1,309,361
     TA Global Bhd..........................................  8,747,540    554,067
#    Taliworks Corp. Bhd....................................  3,719,416    676,280
     Tambun Indah Land Bhd..................................  1,363,100    262,840
     Tan Chong Motor Holdings Bhd...........................  1,527,900    540,706
     Tasek Corp. Bhd........................................     81,800    109,492
#    TDM Bhd................................................  5,414,520    265,430
     TH Plantations Bhd.....................................  1,549,360    231,571
     Thong Guan Industries Bhd..............................    195,900    102,534
#    TIME dotCom Bhd........................................  2,031,888  3,789,465
# *  Tiong NAM Logistics Holdings...........................  1,439,016    298,248
#    TMC Life Sciences Bhd..................................  1,230,100    216,152
     Tropicana Corp. Bhd....................................  4,261,355    886,547
     TSH Resources Bhd......................................  4,102,200    991,531
#    Tune Protect Group Bhd.................................  4,183,300    624,687
#    Uchi Technologies Bhd..................................  1,685,900  1,169,553
#    UEM Edgenta Bhd........................................  2,668,700  1,635,417
     UEM Sunrise Bhd........................................ 12,719,600  2,086,227
     UMW Holdings Bhd.......................................  1,095,600  1,245,044
#    Unisem M Bhd...........................................  3,906,890  2,700,712
     United Malacca Bhd.....................................    466,350    637,340
     United Plantations Bhd.................................    436,000  2,791,726
     United U-Li Corp. BHD..................................    241,000     31,158
     UOA Development Bhd....................................  5,353,900  2,497,991
# *  Velesto Energy Bhd..................................... 26,921,108  1,670,614
#    ViTrox Corp. Bhd.......................................    840,100  1,469,774
# *  Vivocom International Holdings Bhd..................... 11,667,833     69,670
*    Vizione Holdings Bhd...................................    148,628     31,937
#    VS Industry Bhd........................................  6,850,037  2,621,781
*    Wah Seong Corp. Bhd....................................  2,187,269    467,876

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CONTINUED


                                                               SHARES     VALUE>>
                                                              --------- ------------
MALAYSIA -- (Continued)
*    WCE Holdings Bhd........................................   758,500 $    121,646
#    WCT Holdings Bhd........................................ 7,900,002    1,531,420
#    Wellcall Holdings Bhd................................... 2,990,700      837,384
     WTK Holdings Bhd........................................ 2,322,000      255,452
     Yinson Holdings Bhd..................................... 3,961,800    4,215,989
#    YNH Property Bhd........................................ 3,542,616    1,140,645
# *  Yong Tai BHD............................................ 1,103,500      162,343
*    YTL Land & Development Bhd.............................. 1,028,200       98,077
     Zhulian Corp. Bhd.......................................   498,833      155,001
                                                              --------- ------------
TOTAL MALAYSIA...............................................            226,634,452
                                                                        ------------
MEXICO -- (2.8%)
     Alpek S.A.B. de C.V..................................... 4,201,335    5,573,996
#    Alsea S.A.B. de C.V..................................... 5,537,730   14,181,518
# *  Axtel S.A.B. de C.V..................................... 8,375,710    1,368,927
#    Banco del Bajio SA...................................... 2,920,269    5,730,345
*    Bio Pappel S.A.B. de C.V................................   347,496      357,191
     Bolsa Mexicana de Valores S.A.B. de C.V................. 4,230,469    6,376,969
*    CMR S.A.B. de C.V.......................................     1,323          325
     Consorcio ARA S.A.B. de C.V............................. 9,007,972    2,381,343
*    Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR..   288,296    1,773,020
# *  Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
       Class A............................................... 2,046,089    1,256,063
*    Corp. Interamericana de Entretenimiento S.A.B. de C.V.,
       Class B...............................................   960,372      895,211
     Corp. Actinver S.A.B. de C.V............................   198,770      127,208
     Corp. Inmobiliaria Vesta S.A.B. de C.V.................. 6,228,224    7,588,571
     Corp. Moctezuma S.A.B. de C.V...........................   861,300    3,179,643
     Corporativo Fragua S.A.B. de C.V........................         3           39
*    Corporativo GBM S.A.B. de C.V...........................    22,477       14,329
     Corpovael S.A. de C.V...................................    73,341       53,399
#    Credito Real S.A.B. de C.V. SOFOM ER.................... 1,889,121    2,150,147
     Cydsa S.A.B. de C.V.....................................    10,875       16,216
*    Desarrolladora Homex S.A.B. de C.V...................... 2,298,117       26,021
# *  Elementia S.A.B. de C.V.................................   642,287      363,620
# *  Empresas ICA S.A.B. de C.V.............................. 3,768,186       56,523
*    Financiera Independencia S.A.B. de C.V. SOFOM ENR.......     6,374          910
# *  Genomma Lab Internacional S.A.B. de C.V., Class B....... 7,157,330    4,552,334
#    Gentera S.A.B. de C.V................................... 8,465,625    6,859,768
# *  Grupo Aeromexico S.A.B. de C.V.......................... 2,218,554    2,445,371
     Grupo Aeroportuario del Centro Norte S.A.B. de C.V...... 3,198,583   16,752,477
     Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B.     7,466      123,167
     Grupo Cementos de Chihuahua S.A.B. de C.V............... 1,391,249    7,533,870
#    Grupo Comercial Chedraui S.A. de C.V.................... 3,156,757    5,574,336
*    Grupo Famsa S.A.B. de C.V., Class A..................... 2,338,489    1,160,423
     Grupo Financiero Banorte S.A.B. de C.V..................   245,756    1,354,891
*    Grupo GICSA SAB de CV................................... 2,499,256      968,291
#    Grupo Herdez S.A.B. de C.V.............................. 1,998,048    3,703,322
*    Grupo Hotelero Santa Fe S.A.B. de C.V...................   555,076      246,206
#    Grupo Industrial Saltillo S.A.B. de C.V................. 1,098,605    1,319,629
     Grupo KUO S.A.B. de C.V.................................   758,658    1,792,701
#    Grupo Lala S.A.B. de C.V................................ 1,157,492    1,017,131
*    Grupo Pochteca S.A.B. de C.V............................   561,552      179,552

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
MEXICO -- (Continued)
     Grupo Posadas S.A.B. de C.V............................    198,900 $    390,686
#    Grupo Rotoplas S.A.B. de C.V...........................    902,602      879,796
     Grupo Sanborns S.A.B. de C.V...........................    905,924      823,719
*    Grupo Simec S.A.B. de C.V..............................  1,217,425    3,305,281
*    Grupo Sports World S.A.B. de C.V.......................    583,706      574,705
*    Hoteles City Express S.A.B. de C.V.....................  2,328,069    2,578,689
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR.......     29,952    1,313,695
     Industrias Bachoco S.A.B. de C.V.......................  1,379,242    5,044,190
*    Industrias CH S.A.B. de C.V............................  1,957,588    7,033,083
*    La Comer S.A.B. de C.V.................................  4,128,616    4,308,846
# *  Maxcom Telecomunicaciones S.A.B. de C.V................    246,465       71,586
     Megacable Holdings S.A.B. de C.V.......................  1,921,982    8,544,876
# *  Minera Frisco S.A.B. de C.V., Class A1.................  2,242,920      700,041
     Nemak S.A.B. de C.V....................................  5,514,872    3,982,778
     OHL Mexico S.A.B. de C.V...............................    189,833      261,014
     Organizacion Cultiba S.A.B. de C.V.....................  1,205,623      988,797
*    Organizacion Soriana S.A.B. de C.V., Class B...........    198,159      258,707
     Promotora y Operadora de Infraestructura S.A.B. de
       C.V..................................................    527,979    4,794,197
#    Promotora y Operadora de Infraestructura S.A.B. de
       C.V..................................................     11,618       79,786
     Qualitas Controladora S.A.B. de C.V....................  1,849,211    3,718,768
     Rassini S.A.B. de C.V..................................    432,622    1,441,204
     Rassini S.A.B. de C.V., Class A........................    283,764      451,910
#    Regional S.A.B. de C.V.................................  2,221,228   10,942,527
# *  Telesites S.A.B. de C.V................................ 10,323,806    6,393,535
#    TV Azteca S.A.B. de C.V................................ 12,256,140    1,327,385
#    Unifin Financiera S.A.B. de C.V. SOFOM ENR.............    559,945    1,049,419
     Vitro S.A.B. de C.V....................................    943,380    2,275,639
                                                             ---------- ------------
TOTAL MEXICO................................................             182,589,862
                                                                        ------------
PHILIPPINES -- (1.3%)
     8990 Holdings, Inc.....................................  1,341,900      177,745
     A Soriano Corp.........................................  3,430,211      399,079
     ACR Mining Corp........................................     48,205        3,024
*    AgriNurture, Inc.......................................  1,488,000      494,981
     Alsons Consolidated Resources, Inc.....................  7,226,000      174,405
*    Apex Mining Co., Inc...................................  9,649,000      328,838
*    Atlas Consolidated Mining & Development Corp...........  6,148,000      333,729
     Belle Corp............................................. 31,632,400    1,396,169
     Bloomberry Resorts Corp................................ 20,437,200    3,213,007
     Cebu Air, Inc..........................................  1,594,810    1,906,260
     Cebu Holdings, Inc.....................................  3,294,900      330,498
*    CEMEX Holdings Philippines, Inc........................  8,976,600      355,886
     Century Pacific Food, Inc..............................  6,054,300    1,512,486
     Century Properties Group, Inc.......................... 26,261,151      203,482
     China Banking Corp.....................................  2,547,728    1,333,366
     Cirtek Holdings Philippines Corp.......................    931,700      680,094
     COL Financial Group, Inc...............................     92,200       27,051
     Cosco Capital, Inc..................................... 17,361,800    2,198,117
     D&L Industries, Inc.................................... 19,275,600    4,106,879
*    DoubleDragon Properties Corp...........................  3,427,290    1,232,275
     Eagle Cement Corp......................................    182,400       51,822
*    East West Banking Corp.................................  5,108,400    1,081,137
*    EEI Corp...............................................  3,410,500      565,394
     Emperador, Inc.........................................  7,185,800      935,263

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
                                                              SHARES      VALUE>>
                                                            ----------- -----------
PHILIPPINES -- (Continued)
*   Empire East Land Holdings, Inc.........................  19,885,000 $   193,376
*   Energy Development Corp................................  11,405,382   1,464,581
    Filinvest Development Corp.............................   3,314,322     448,501
    Filinvest Land, Inc.................................... 101,234,577   2,650,524
    First Gen Corp.........................................   9,938,800   2,905,587
    First Philippine Holdings Corp.........................   2,200,820   2,621,337
*   Global Ferronickel Holdings, Inc.......................  12,737,294     433,060
*   Global-Estate Resorts, Inc.............................   2,410,000      47,525
    Integrated Micro-Electronics, Inc......................   4,053,614     815,882
    Leisure & Resorts World Corp...........................   3,143,640     199,546
*   Lepanto Consolidated Mining Co.........................  37,125,454      76,907
    Lopez Holdings Corp....................................  19,862,300   1,571,108
    MacroAsia Corp.........................................   4,027,660   1,295,997
    Manila Water Co., Inc..................................   9,164,600   4,286,889
    Max's Group, Inc.......................................   1,834,200     368,905
    Megawide Construction Corp.............................   6,066,308   2,037,280
*   Melco Resorts And Entertainment Philippines Corp.......  14,056,700   1,883,705
    Metro Retail Stores Group, Inc.........................   5,654,900     235,143
    Nickel Asia Corp.......................................  16,068,600     763,332
    Pepsi-Cola Products Philippines, Inc...................  12,311,900     381,016
    Petron Corp............................................  15,670,800   2,371,897
    Philex Mining Corp.....................................   4,608,700     299,620
*   Philippine National Bank...............................   2,084,475   1,544,491
*   Philippine National Construction Corp..................     173,000       2,971
    Philippine Savings Bank................................     356,863     520,643
    Philippine Seven Corp..................................       2,850       5,596
    Philippine Stock Exchange, Inc. (The)..................     121,592     420,570
*   Philweb Corp...........................................   2,975,240     195,250
    Phinma Energy Corp.....................................  12,750,000     229,055
    Phoenix Petroleum Philippines, Inc.....................   2,243,580     461,924
    Pilipinas Shell Petroleum Corp.........................     861,790     783,540
    Premium Leisure Corp...................................  36,631,000     506,965
*   Prime Orion Philippines, Inc...........................   3,187,000     136,102
    Puregold Price Club, Inc...............................   4,655,100   3,536,238
*   PXP Energy Corp........................................   4,902,300   1,639,177
    RFM Corp...............................................   8,856,668     793,474
    Rizal Commercial Banking Corp..........................   3,917,452   2,126,138
    Robinsons Land Corp....................................  15,350,651   6,034,022
    Robinsons Retail Holdings, Inc.........................   2,176,800   3,085,334
    San Miguel Food and Beverage, Inc......................   1,328,490   2,112,024
    Security Bank Corp.....................................     155,910     421,340
    Semirara Mining & Power Corp...........................   1,226,000     641,194
    Shakey's Pizza Asia Ventures, Inc......................     201,400      39,045
    SSI Group, Inc.........................................   8,413,000     425,151
    Starmalls, Inc.........................................     306,700      36,406
    STI Education Systems Holdings, Inc....................  19,394,000     246,653
*   Travellers International Hotel Group, Inc..............   8,686,000     844,299
    Union Bank Of Philippines..............................   1,467,341   1,833,464
    Vista Land & Lifescapes, Inc...........................  42,625,600   4,211,741
    Wilcon Depot, Inc......................................   4,555,800     963,856
*   Xurpas, Inc............................................   4,266,400     122,915
                                                            ----------- -----------
TOTAL PHILIPPINES..........................................              84,312,283
                                                                        -----------
POLAND -- (1.3%)
*   AB SA..................................................       1,082       5,608
    Agora SA...............................................     269,085     651,449

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
                                                              SHARES     VALUE>>
                                                             --------- -----------
POLAND -- (Continued)
*    Alior Bank SA..........................................   172,533 $ 2,589,859
     Alumetal SA............................................     2,946      33,138
     Amica SA...............................................    19,398     535,559
*    AmRest Holdings SE.....................................     3,080      31,809
     Apator SA..............................................    69,995     434,417
     Asseco Poland SA.......................................   641,693   8,074,131
     Bank Handlowy w Warszawie SA...........................     4,914      89,625
*    Bank Millennium SA.....................................     3,983       9,169
*    Bank Ochrony Srodowiska SA.............................    12,873      22,486
*    Bioton SA..............................................   539,811     881,644
*    Boryszew SA............................................   897,624   1,118,786
     Budimex SA.............................................    82,849   2,675,558
     CCC SA.................................................    34,897   1,517,834
*    CD Projekt SA..........................................    80,310   3,306,098
     Ciech SA...............................................   264,860   2,928,325
#    ComArch SA.............................................    10,196     447,441
     Dom Development SA.....................................     7,157     126,186
#    Echo Investment SA.....................................    54,080      56,476
*    Enea SA................................................ 1,491,141   3,122,242
*    Energa SA.............................................. 1,026,432   2,083,889
#    Eurocash SA............................................   600,688   3,194,792
*    Fabryki Mebli Forte SA.................................   125,848     822,071
#    Famur SA...............................................   949,342   1,378,868
     Firma Oponiarska Debica SA.............................    29,483     815,672
*    Getin Holding SA....................................... 3,004,455     195,835
# *  Getin Noble Bank SA.................................... 2,585,838     363,778
     Globe Trade Centre SA..................................   411,208     862,098
     Grupa Azoty SA.........................................    48,433     326,636
     Grupa Azoty Zaklady Chemiczne Police SA................    76,751     257,444
     Grupa Kety SA..........................................    74,188   6,591,254
*    Impexmetal SA..........................................   935,588     760,126
     Inter Cars SA..........................................    40,296   2,520,827
*    Jastrzebska Spolka Weglowa SA..........................    61,570   1,183,683
     Kernel Holding SA......................................   386,823   4,952,626
#    KRUK SA................................................   135,249   6,499,180
     LC Corp. SA............................................ 1,260,913     788,361
     Lentex SA..............................................   124,367     230,181
*    Lubelski Wegiel Bogdanka SA............................    72,586   1,017,449
*    Netia SA............................................... 1,046,440   1,278,442
     Neuca SA...............................................    15,916     953,932
*    NEWAG SA...............................................       493       2,170
*    Orange Polska SA....................................... 2,286,575   2,584,231
     Orbis SA...............................................   133,611   2,342,709
#    Pfleiderer Group SA....................................    26,162     193,487
*    PKP Cargo SA...........................................   139,185   1,459,680
*    Polnord SA.............................................   261,294     632,371
*    Rafako SA..............................................   524,953     273,260
     Stalexport Autostrady SA...............................   517,231     441,217
     Stalprodukt SA.........................................     9,458     909,261
*    Tauron Polska Energia SA............................... 7,193,941   3,336,836
#    Trakcja SA.............................................   245,280     195,393
*    Vistula Group SA....................................... 1,361,614   1,381,944
#    Warsaw Stock Exchange..................................   180,325   1,814,516
     Wawel SA...............................................     1,751     365,127
     Zespol Elektrowni Patnow Adamow Konin SA...............    86,991     158,108
                                                             --------- -----------

TOTAL POLAND................................................            81,825,294
                                                                       -----------

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
                                                               SHARES     VALUE>>
                                                             ---------- -----------
RUSSIA -- (0.0%)
     Etalon Group P.L.C., GDR...............................     97,637 $   225,053
     Globaltrans Investment P.L.C., GDR.....................     90,208     884,038
*    Lenta, Ltd., GDR.......................................    275,795     987,346
*    Mechel PJSC, Sponsored ADR.............................     37,997     104,112
     Ros Agro P.L.C., GDR...................................      6,818      68,726
     TMK PJSC, GDR..........................................     42,949     163,206
                                                             ---------- -----------
TOTAL RUSSIA................................................              2,432,481
                                                                        -----------
SINGAPORE -- (0.0%)
*    Pacc Offshore Services Holdings, Ltd...................  1,076,856     175,795
                                                             ---------- -----------
SOUTH AFRICA -- (6.9%)
     Adcock Ingram Holdings, Ltd............................    775,796   3,024,398
*    Adcorp Holdings, Ltd...................................    903,638   1,250,239
     Advtech, Ltd...........................................  3,884,090   3,760,203
     AECI, Ltd..............................................  1,192,049   7,671,377
     African Oxygen, Ltd....................................    967,199   1,912,621
*    African Phoenix Investments, Ltd.......................  5,869,014     193,925
     African Rainbow Minerals, Ltd..........................  1,158,740   9,810,910
     Afrimat, Ltd...........................................    226,126     413,461
     Alexander Forbes Group Holdings, Ltd...................  4,790,186   1,687,321
*    Allied Electronics Corp., Ltd., Class A................    522,743     622,227
     Alviva Holdings, Ltd...................................  1,321,645   1,577,878
*    ArcelorMittal South Africa, Ltd........................  1,850,824     477,615
# *  Ascendis Health, Ltd...................................  1,529,922     787,907
     Assore, Ltd............................................    137,435   2,879,934
     Astral Foods, Ltd......................................    439,962   5,917,553
*    Attacq, Ltd............................................  1,738,045   1,714,616
*    Aveng, Ltd............................................. 49,342,489     167,532
     AVI, Ltd...............................................  3,570,463  24,210,196
     Barloworld, Ltd........................................  2,262,370  18,440,236
     Blue Label Telecoms, Ltd...............................  4,301,556   1,511,876
# *  Brait SE...............................................  2,007,780   5,025,380
     Cashbuild, Ltd.........................................    212,088   3,871,099
     Caxton and CTP Publishers and Printers, Ltd............    313,704     212,263
     City Lodge Hotels, Ltd.................................    321,275   2,850,540
     Clicks Group, Ltd......................................  2,147,883  27,361,011
     Clover Industries, Ltd.................................  1,360,664   1,514,989
     Coronation Fund Managers, Ltd..........................  2,216,090   7,382,347
# *  Curro Holdings, Ltd....................................  1,016,595   1,651,578
     DataTec, Ltd...........................................  3,778,894   5,987,812
#    Dis-Chem Pharmacies, Ltd...............................  1,548,491   3,034,127
     Distell Group Holdings, Ltd............................    302,622   2,237,809
     DRDGOLD, Ltd., Sponsored ADR...........................      9,400      23,594
#    DRDGOLD, Ltd...........................................  2,932,131     741,129
*    enX Group, Ltd.........................................    408,074     360,008
     EOH Holdings, Ltd......................................  1,098,252   2,451,700
# *  Famous Brands, Ltd.....................................    695,489   4,949,019
     Foschini Group, Ltd. (The).............................  1,062,168  11,627,790
     Gold Fields, Ltd.......................................  1,378,501   3,644,412
     Gold Fields, Ltd., Sponsored ADR.......................  1,956,577   5,204,495
     Grand Parade Investments, Ltd..........................  3,013,383     453,382
*    Grindrod Shipping Holdings, Ltd........................    123,682     808,477
*    Grindrod, Ltd..........................................  4,922,130   2,213,670
*    Group Five, Ltd........................................  1,015,485      76,542
#    Harmony Gold Mining Co., Ltd...........................  2,241,964   4,185,488
     Harmony Gold Mining Co., Ltd., Sponsored ADR...........  2,381,883   4,382,665

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
                                                               SHARES     VALUE>>
                                                             ---------- ------------
SOUTH AFRICA -- (Continued)
*    Howden Africa Holdings, Ltd............................     39,220 $    111,696
     Hudaco Industries, Ltd.................................    276,905    2,634,238
     Hulamin, Ltd...........................................  1,369,904      458,744
*    Impala Platinum Holdings, Ltd..........................  4,359,349    8,010,639
     Imperial Holdings, Ltd.................................    543,041    6,025,362
#    Invicta Holdings, Ltd..................................    370,489      840,112
     Italtile, Ltd..........................................    520,122      456,864
     JSE, Ltd...............................................    980,747   10,896,548
     KAP Industrial Holdings, Ltd........................... 11,644,129    6,150,429
     Lewis Group, Ltd.......................................    979,504    2,087,344
#    Liberty Holdings, Ltd..................................  1,315,243    9,647,804
     Life Healthcare Group Holdings, Ltd....................  7,189,440   11,938,445
     Long4Life, Ltd.........................................  2,574,768      783,255
     Massmart Holdings, Ltd.................................    990,941    6,435,838
     Merafe Resources, Ltd.................................. 11,617,602    1,230,090
     Metair Investments, Ltd................................  1,466,181    1,442,686
     MiX Telematics, Ltd....................................     37,895       24,577
     MiX Telematics, Ltd., Sponsored ADR....................     23,819      365,860
*    MMI Holdings, Ltd......................................  8,344,099   10,118,133
     Mpact, Ltd.............................................  1,665,829    2,348,232
     Murray & Roberts Holdings, Ltd.........................  3,959,853    4,556,724
*    Nampak, Ltd............................................  6,051,864    6,105,799
*    Net 1 UEPS Technologies, Inc...........................        776        5,330
#    Netcare, Ltd...........................................  2,278,257    3,824,057
*    Northam Platinum, Ltd..................................  3,250,672    8,573,392
     Oceana Group, Ltd......................................    444,791    2,625,269
     Omnia Holdings, Ltd....................................    672,921    5,301,840
     Peregrine Holdings, Ltd................................  2,027,275    2,817,445
     Pick n Pay Stores, Ltd.................................  3,810,851   17,613,370
#    Pioneer Foods Group, Ltd...............................    803,975    4,417,668
*    PPC, Ltd............................................... 14,877,710    6,000,221
     PSG Konsult, Ltd.......................................    161,690      115,960
     Raubex Group, Ltd......................................  1,417,628    1,820,989
     RCL Foods, Ltd.........................................    705,154      800,968
     Reunert, Ltd...........................................  1,692,530    9,144,279
#    Rhodes Food Group Pty, Ltd.............................    695,531      753,717
# *  Royal Bafokeng Platinum, Ltd...........................    701,039    1,270,540
     Santam, Ltd............................................    363,087    7,610,853
*    Sibanye Gold, Ltd......................................  6,814,446    4,740,806
     SPAR Group, Ltd. (The).................................  1,945,273   23,194,874
     Spur Corp., Ltd........................................    620,797      990,349
# *  Stadio Holdings, Ltd...................................    715,374      193,649
*    Sun International, Ltd.................................  1,330,688    5,314,611
*    Super Group, Ltd.......................................  3,690,832   10,001,706
     Telkom SA SOC, Ltd.....................................  2,845,745   10,357,454
     Tongaat Hulett, Ltd....................................  1,012,167    3,897,594
     Transaction Capital, Ltd...............................  1,494,573    1,799,557
     Trencor, Ltd...........................................  1,375,801    2,840,352
     Truworths International, Ltd...........................  3,688,921   20,206,989
     Tsogo Sun Holdings, Ltd................................  3,272,587    4,489,064
     Wilson Bayly Holmes-Ovcon, Ltd.........................    510,129    5,291,948
                                                             ---------- ------------
TOTAL SOUTH AFRICA..........................................             448,967,621
                                                                        ------------
SOUTH KOREA -- (15.2%)
# *  3S Korea Co., Ltd......................................    278,269      503,919
#    ABco Electronics Co., Ltd..............................     76,717      368,720

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
                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
# *  Able C&C Co., Ltd......................................  82,423 $  641,928
#    ABOV Semiconductor Co., Ltd............................ 116,080    415,629
# *  Ace Technologies Corp.................................. 190,914    599,942
# *  Actoz Soft Co., Ltd....................................  49,722    386,513
# *  ADTechnology Co., Ltd..................................  50,621    454,797
# *  Advanced Cosmeceutical Technology Co., Ltd.............  20,699    103,995
# *  Advanced Digital Chips, Inc............................ 169,506    226,342
#    Advanced Nano Products Co., Ltd........................  68,114    709,755
# *  Advanced Process Systems Corp..........................  15,723    350,714
#    Aekyung Petrochemical Co., Ltd......................... 139,019  1,005,684
#    AfreecaTV Co., Ltd.....................................  74,661  2,275,180
# *  Agabang&Company........................................ 245,834    734,945
#    Ahn-Gook Pharmaceutical Co., Ltd.......................  58,793    546,552
     Ahnlab, Inc............................................  53,146  1,900,690
# *  AIBIT Co., Ltd......................................... 206,880    185,285
#    AJ Networks Co., Ltd...................................  92,793    371,721
# *  AJ Rent A Car Co., Ltd................................. 125,497  1,183,325
# *  Ajin Industrial Co., Ltd............................... 102,112    147,105
#    AJINEXTEK Co., Ltd.....................................  31,359    211,186
     AK Holdings, Inc.......................................  40,012  1,570,911
# *  Alticast Corp..........................................  73,734    188,796
#    ALUKO Co., Ltd......................................... 348,822    804,055
# *  Aminologics Co., Ltd................................... 401,748    600,373
# *  Amotech Co., Ltd.......................................  72,347  1,294,272
# *  Anam Electronics Co., Ltd.............................. 738,248  1,509,221
# *  Ananti, Inc............................................ 275,990  2,087,155
#    Anapass, Inc...........................................  70,895  1,031,456
# *  Aprogen Healthcare & Games, Inc........................ 317,560    296,588
# *  Aprogen KIC, Inc....................................... 115,172    822,478
*    APS Holdings Corp...................................... 327,115  1,160,466
# *  Arion Technology, Inc.................................. 129,146    123,230
#    Asia Cement Co., Ltd...................................  15,324  1,501,265
     ASIA Holdings Co., Ltd.................................  10,133  1,027,815
#    Asia Paper Manufacturing Co., Ltd......................  41,937  1,337,227
*    Asiana Airlines, Inc................................... 934,787  3,002,692
#    Atec Co., Ltd..........................................  15,058     79,115
# *  A-Tech Solution Co., Ltd...............................  36,321    215,061
#    Atinum Investment Co., Ltd............................. 291,863    478,125
#    AtlasBX Co., Ltd.......................................     571     26,101
     AUK Corp............................................... 214,954    368,475
#    Aurora World Corp......................................  45,949    321,563
#    Austem Co., Ltd........................................ 160,334    547,977
#    Autech Corp............................................ 123,048    999,935
# *  Automobile & PCB....................................... 392,603    133,487
# *  Avaco Co., Ltd......................................... 105,551    493,382
#    Avatec Co., Ltd........................................   5,446     23,236
#    Baiksan Co., Ltd.......................................  98,551    435,904
# *  Barun Electronics Co., Ltd............................. 545,499    295,006
# *  Barunson Entertainment & Arts Corp..................... 180,998    197,146
#    Bcworld Pharm Co., Ltd.................................  42,626    826,099
# *  BG T&A Co..............................................  46,993     92,387
     BGF Co., Ltd........................................... 122,531    803,275
# *  BH Co., Ltd............................................ 186,587  2,627,232
# *  Binex Co., Ltd......................................... 168,658  1,415,510
     Binggrae Co., Ltd......................................  52,157  3,246,809
# *  Biolog Device Co., Ltd................................. 126,061    175,422
# *  BioSmart Co., Ltd...................................... 141,602    418,608

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
                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
# *  Biotoxtech Co., Ltd....................................  81,948 $  593,710
# *  Biovill Co., Ltd....................................... 187,949    320,639
# *  BIT Computer Co., Ltd.................................. 113,558    468,054
#    Bixolon Co., Ltd.......................................  87,925    484,098
#    Bluecom Co., Ltd.......................................  96,226    333,275
#    Boditech Med, Inc...................................... 117,812  1,285,104
# *  Bohae Brewery Co., Ltd................................. 576,129    582,779
#    BoKwang Industry Co., Ltd..............................  94,422    288,660
#    Bolak Co., Ltd......................................... 307,280    586,104
     Bookook Securities Co., Ltd............................  14,493    279,641
# *  Boryung Medience Co., Ltd..............................  53,361    386,654
#    Boryung Pharmaceutical Co., Ltd........................ 251,820  2,173,568
# *  Bosung Power Technology Co., Ltd....................... 453,255    861,348
# *  Brain Contents Co., Ltd................................ 826,285    594,501
# *  Bubang Co., Ltd........................................ 213,403    351,758
     Bukwang Pharmaceutical Co., Ltd........................ 130,269  2,559,922
#    Busan City Gas Co., Ltd................................   2,998     93,662
#    BYC Co., Ltd...........................................   1,007    206,725
# *  BYON Co., Ltd.......................................... 335,535    530,331
#    Byucksan Corp.......................................... 365,029    759,246
# *  CammSys Corp........................................... 328,112    432,531
     Capro Corp............................................. 305,890  1,158,655
     Caregen Co., Ltd.......................................  22,503  1,404,592
     Castec Korea Co., Ltd..................................   7,540     23,509
     Cell Biotech Co., Ltd..................................  49,353  1,083,130
*    Celltrion Pharm, Inc...................................  69,596  3,273,747
# *  Chabiotech Co., Ltd.................................... 290,944  4,696,946
#    Changhae Ethanol Co., Ltd..............................  49,940    522,879
# *  Charm Engineering Co., Ltd............................. 282,122    401,435
# *  Chemtronics Co., Ltd...................................  71,610    310,250
# *  Chemtros Co., Ltd...................................... 103,775    200,846
#    Cheryong Electric Co., Ltd.............................  96,558    603,824
#    Cheryong Industrial Co. Ltd./new.......................  49,903    256,605
# *  ChinHung International, Inc............................ 234,602    364,209
     Chinyang Holdings Corp................................. 167,246    325,120
# *  Choa Pharmaceutical Co................................. 190,792    711,823
# *  Chokwang Leather Co., Ltd..............................     607     18,579
#    Chokwang Paint, Ltd....................................  44,694    236,114
     Chong Kun Dang Pharmaceutical Corp.....................  55,423  4,235,089
#    Chongkundang Holdings Corp.............................  27,397  1,352,089
#    Choong Ang Vaccine Laboratory..........................  58,618    982,887
# *  Chorokbaem Media Co., Ltd.............................. 344,008    461,296
     Chosun Refractories Co., Ltd...........................   6,715    481,024
#    Chungdahm Learning, Inc................................  44,088    787,551
     CJ CGV Co., Ltd........................................  97,650  3,472,377
     CJ ENM Co., Ltd........................................     643    127,936
#    CJ Freshway Corp.......................................  48,097    991,923
     CJ Hello Co., Ltd...................................... 217,479  1,742,540
# *  CJ Seafood Corp........................................ 186,914    357,857
#    CKD Bio Corp...........................................  31,884    510,262
#    Clean & Science Co., Ltd...............................  36,690    427,758
#    CLIO Cosmetics Co., Ltd................................  28,488    273,929
# *  CMG Pharmaceutical Co., Ltd............................ 543,337  2,157,783
# *  Codes Combine Co., Ltd.................................  76,049    181,348
# *  CODI-M Co., Ltd........................................ 860,482    670,032
#    Commax Co., Ltd........................................  69,572    226,172
#    Coreana Cosmetics Co., Ltd............................. 202,814    744,559

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#    Cosmax BTI, Inc........................................  38,714 $  649,943
#    Cosmax, Inc............................................  79,620  8,089,146
#    Cosmecca Korea Co., Ltd................................  30,334    674,239
# *  CosmoAM&T Co., Ltd..................................... 104,108  1,595,632
# *  Cosmochemical Co., Ltd.................................  87,632  1,110,582
# *  COSON Co., Ltd......................................... 118,374    995,062
     COWELL FASHION Co., Ltd................................ 234,384    997,752
# *  Creative & Innovative System........................... 281,148    498,470
#    Crown Confectionery Co., Ltd...........................  39,940    329,612
#    CROWNHAITAI Holdings Co., Ltd..........................  65,516    567,374
# *  CrucialTec Co., Ltd.................................... 378,280    499,002
#    CS Wind Corp...........................................  46,867  1,246,397
# *  CTC BIO, Inc...........................................  91,905    677,455
# *  CTGen Co., Ltd......................................... 185,233    482,985
     Cuckoo Holdings Co., Ltd...............................   7,396    789,779
# *  Cuckoo Homesys Co., Ltd................................   4,575    628,823
*    Curexo, Inc............................................   4,005     18,015
# *  Curo Co., Ltd.......................................... 788,582    352,010
# *  CUROCOM Co., Ltd....................................... 323,268    435,265
# *  Curoholdings Co., Ltd.................................. 423,171    231,320
#    Cymechs, Inc...........................................  44,360    325,482
#    D.I Corp............................................... 210,467    646,116
#    DA Technology Co., Ltd................................. 253,400  1,177,846
#    Dae Dong Industrial Co., Ltd...........................  98,877    491,335
     Dae Han Flour Mills Co., Ltd...........................   7,679  1,148,694
     Dae Hwa Pharmaceutical Co., Ltd........................  77,703  1,378,793
#    Dae Hyun Co., Ltd...................................... 240,518    401,972
# *  Dae Won Chemical Co., Ltd.............................. 273,923    347,192
#    Dae Won Kang Up Co., Ltd............................... 161,566    460,436
# *  Dae Young Packaging Co., Ltd........................... 622,311    477,013
#    Daea TI Co., Ltd....................................... 552,451  2,865,631
#    Daebongls Co., Ltd.....................................  61,042    337,574
#    Daechang Co., Ltd...................................... 314,932    248,426
     Daechang Forging Co., Ltd..............................   8,880    303,788
     Daeduck Electronics Co................................. 282,741  2,059,603
     Daeduck GDS Co., Ltd................................... 157,900  1,784,210
     Daegu Department Store.................................  31,479    246,079
# *  Daehan New Pharm Co., Ltd..............................  82,189    652,187
#    Daehan Steel Co., Ltd.................................. 121,844    553,781
#    Dae-Il Corp............................................ 101,568    504,642
# *  Daejoo Electronic Materials Co., Ltd...................  81,087  1,196,707
     Daekyo Co., Ltd........................................ 242,152  1,468,237
#    Daelim B&Co. Co., Ltd..................................  95,813    314,090
#    Daelim C&S Co., Ltd....................................   6,122     53,589
# *  DAEMYUNG Corp. Co., Ltd................................ 389,925    606,782
#    Daeryuk Can Co., Ltd................................... 104,537    423,170
     Daesang Corp........................................... 210,316  4,176,570
#    Daesang Holdings Co., Ltd.............................. 140,590    896,686
#    Daesung Energy Co., Ltd................................  65,638    311,836
#    Daesung Holdings Co., Ltd..............................  26,734    146,203
# *  Daesung Industrial Co., Ltd............................  66,622    220,851
# *  Daesung Private Equity, Inc............................  59,602     73,349
# *  Daewon Cable Co., Ltd.................................. 428,874    512,853
# *  Daewon Media Co., Ltd..................................  71,993    499,125
#    Daewon Pharmaceutical Co., Ltd......................... 117,733  1,675,602
#    Daewon San Up Co., Ltd................................. 104,480    524,582
# *  Daewoo Electronic Components Co., Ltd.................. 278,267    359,830

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
*    Daewoo Shipbuilding & Marine Engineering Co., Ltd......   5,178 $  134,116
     Daewoong Co., Ltd...................................... 187,540  2,298,439
     Daewoong Pharmaceutical Co., Ltd.......................   7,303    909,087
*    Dahaam E-Tec Co., Ltd..................................   2,100     48,144
     Daihan Pharmaceutical Co., Ltd.........................  37,153  1,404,561
     Daishin Securities Co., Ltd............................ 297,668  2,904,646
# *  Danal Co., Ltd......................................... 376,500  1,064,364
#    Danawa Co., Ltd........................................  59,033    943,257
#    Daou Data Corp......................................... 161,737  1,236,999
#    Daou Technology, Inc................................... 267,720  4,724,070
# *  Dasan Networks, Inc.................................... 130,410    670,868
#    Dawonsys Co., Ltd...................................... 167,481  2,369,947
# *  DAYLI BlockChian Co., Ltd..............................  47,181     81,376
#    Dayou Automotive Seat Technology Co., Ltd.............. 461,278    328,470
# *  Dayou Plus Co., Ltd.................................... 443,110    308,271
     DB Financial Investment Co., Ltd....................... 272,775    892,982
     DB HiTek Co., Ltd...................................... 293,840  2,944,266
# *  DB, Inc................................................ 869,300    619,864
#    DCM Corp...............................................  42,882    451,991
# *  Deco&E Co., Ltd........................................ 465,488    156,680
# *  Deutsch Motors, Inc.................................... 186,431    826,769
#    Development Advance Solution Co., Ltd..................   9,029     49,544
#    DHP Korea Co., Ltd.....................................  85,942    678,940
     Digital Chosun Co., Ltd................................ 208,832    297,945
#    Digital Daesung Co., Ltd...............................   8,429     30,238
# *  Digital Optics Co., Ltd................................  63,634     56,743
#    Digital Power Communications Co., Ltd.................. 264,058  1,560,633
*    DIO Corp...............................................  99,299  2,270,735
#    Display Tech Co., Ltd..................................  52,616    177,682
#    DMS Co., Ltd........................................... 159,418    634,558
#    DNF Co., Ltd...........................................  71,182    483,005
#    Dong A Eltek Co., Ltd..................................  73,971    456,397
# *  Dong Ah Tire & Rubber Co., Ltd.........................  44,790    529,551
     Dong-A Socio Holdings Co., Ltd.........................  20,129  1,574,299
     Dong-A ST Co., Ltd.....................................  46,855  3,450,668
#    Dong-Ah Geological Engineering Co., Ltd................  76,065    883,238
#    Dongbang Transport Logistics Co., Ltd..................  25,627     30,953
# *  Dongbu Corp............................................  68,458    421,931
# *  Dongbu Steel Co., Ltd..................................  72,298    453,306
     Dong-Il Corp...........................................   6,596    353,858
     Dongil Industries Co., Ltd.............................  11,279    593,995
     Dongjin Semichem Co., Ltd.............................. 263,331  2,009,027
*    Dongkook Industrial Co., Ltd........................... 147,284    110,862
     DongKook Pharmaceutical Co., Ltd.......................  38,218  1,860,073
#    Dongkuk Industries Co., Ltd............................ 312,436    603,935
#    Dongkuk Steel Mill Co., Ltd............................ 519,614  3,232,879
#    Dongkuk Structures & Construction Co., Ltd............. 277,208    746,012
# *  Dongnam Marine Crane Co., Ltd.......................... 240,030    248,814
#    Dongsung Chemical Co., Ltd.............................  16,310    166,782
#    DONGSUNG Corp.......................................... 226,392  1,039,583
# *  Dongsung Finetec Co., Ltd.............................. 148,186    898,327
#    Dongwha Enterprise Co., Ltd............................  28,221    622,014
     Dongwha Pharm Co., Ltd................................. 200,939  1,604,296
     Dongwon Development Co., Ltd........................... 519,419  1,619,141
     Dongwon F&B Co., Ltd...................................  11,805  2,739,431
     Dongwon Industries Co., Ltd............................  12,383  2,632,024
#    Dongwon Systems Corp...................................  28,390    664,705

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
#    Dongwoo Farm To Table Co., Ltd.........................    75,970 $  219,903
#    Dongwoon Anatech Co., Ltd..............................    26,962     96,898
#    Dongyang E&P, Inc......................................    39,994    334,605
# *  Dongyang Steel Pipe Co., Ltd...........................   757,870  1,069,334
*    Doosan Heavy Industries & Construction Co., Ltd........    75,648    730,982
#    DoubleUGames Co., Ltd..................................    69,759  4,013,005
     Douzone Bizon Co., Ltd.................................   109,173  4,172,681
# *  Dragonfly GF Co., Ltd..................................    46,843    110,506
     DRB Holding Co., Ltd...................................    64,591    367,036
# *  Dream Security Co., Ltd................................   136,849    345,886
# *  DRTECH Corp............................................   152,670    162,856
#    DSK Co., Ltd...........................................    98,543    644,037
     DSR Corp...............................................    20,545     58,530
#    DSR Wire Corp..........................................    63,527    194,910
# *  DST ROBOT Co., Ltd.....................................   547,191    481,706
# *  DT&C Co., Ltd..........................................     3,240     23,329
#    DTR Automotive Corp....................................    32,595    899,215
# *  Duk San Neolux Co., Ltd................................    86,364    940,857
# *  Duksan Hi-Metal Co., Ltd...............................    66,695    295,138
#    Duksung Co., Ltd.......................................    75,560    184,674
     DY Corp................................................   135,846    634,434
#    DY POWER Corp..........................................    60,459    620,073
#    e Tec E&C, Ltd.........................................    13,220    975,064
     E1 Corp................................................    28,393  1,510,850
     Eagon Holdings Co., Ltd................................   298,627    612,018
#    Easy Bio, Inc..........................................   379,456  1,944,616
# *  EcoBio Holdings Co., Ltd...............................    60,798    244,234
# *  Ecopro Co., Ltd........................................   158,695  5,528,281
#    e-Credible Co., Ltd....................................    24,878    343,429
#    Eehwa Construction Co., Ltd............................   100,999    503,995
#    EG Corp................................................    38,302    312,664
# *  Ehwa Technologies Information Co., Ltd................. 3,358,923    713,447
#    Elcomtec Co., Ltd......................................   261,529    370,217
# *  Elentec Co., Ltd.......................................   112,258    224,448
#    e-LITECOM Co., Ltd.....................................    36,695    144,375
# *  ELK Corp...............................................   192,381    143,144
# *  EMKOREA Co., Ltd.......................................   181,383    558,430
#    EM-Tech Co., Ltd.......................................   106,420  1,245,155
# *  EMW Co., Ltd...........................................   204,411    498,673
# *  Enerzent Co., Ltd......................................   208,120    326,555
#    Enex Co., Ltd..........................................   312,464    283,329
     ENF Technology Co., Ltd................................    79,474    729,299
#    Eo Technics Co., Ltd...................................    69,018  2,968,576
# *  Esmo Corp..............................................   116,007    695,292
#    Estechpharma Co., Ltd..................................    83,841    619,548
# *  ESTsoft Corp...........................................    31,344    165,364
# *  E-TRON Co., Ltd........................................ 1,491,477    222,306
#    Eugene Corp............................................   453,657  2,095,371
# *  Eugene Investment & Securities Co., Ltd................   588,034  1,205,193
#    Eugene Technology Co., Ltd.............................   128,700  1,461,113
*    Eusu Holdings Co., Ltd.................................   119,655    650,720
#    EVERDIGM Corp..........................................    87,678    462,428
# *  EXA E&C, Inc...........................................    69,546     67,992
*    Exax, Inc..............................................    11,948     19,446
# *  Exem Co., Ltd..........................................   152,435    363,466
#    Exicon Co., Ltd........................................    29,766    153,890
#    Ezwelfare Co., Ltd.....................................    43,872    290,964

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CONTINUED


                                                             SHARES    VALUE>>
                                                             ------- -----------
SOUTH KOREA -- (Continued)
     F&F Co., Ltd...........................................  61,898 $ 2,846,732
#    Farmsco................................................ 159,026   1,266,215
# *  FarmStory Co., Ltd..................................... 547,789     497,571
# *  Feelingk Co., Ltd...................................... 315,573     514,603
#    Feelux Co., Ltd........................................ 283,759   2,771,533
     Fila Korea, Ltd........................................ 468,339  17,344,691
#    Fine DNC Co., Ltd...................................... 103,000     154,595
     Fine Semitech Corp.....................................  15,156      54,915
# *  Fine Technix Co., Ltd.................................. 216,885     258,213
# *  Firstec Co., Ltd....................................... 209,199     554,993
# *  FN Republic Co., Ltd................................... 235,374     390,751
# *  Foosung Co., Ltd....................................... 431,979   3,334,686
# *  Fourth-Link, Inc.......................................  52,309      81,384
     Fursys, Inc............................................  15,442     398,385
#    Gabia, Inc.............................................  61,787     348,224
#    Galaxia Communications Co., Ltd........................ 102,339     238,967
# *  Gamevil, Inc...........................................  45,326   2,042,550
#    Gaon Cable Co., Ltd....................................  23,823     338,899
# *  Genic Co., Ltd.........................................  42,514     264,399
# *  Genie Music Corp....................................... 218,948     860,495
#    Geumhwa PSC Co., Ltd...................................   6,153     169,514
# *  Gigalane Co., Ltd...................................... 254,690     501,283
     Global Standard Technology Co., Ltd....................   5,350      21,953
#    GMB Korea Corp.........................................  79,071     398,398
#    GnCenergy Co., Ltd.....................................  26,859      85,347
# *  GNCO Co., Ltd.......................................... 682,448     839,506
     GOLFZON Co., Ltd.......................................  26,580     764,229
     Golfzon Newdin Holdings Co., Ltd....................... 210,823     698,888
# *  Good People Co., Ltd................................... 190,533     681,650
     Grand Korea Leisure Co., Ltd...........................  88,399   1,732,214
     Green Cross Cell Corp..................................  38,128   1,767,410
     Green Cross Holdings Corp..............................   8,511     155,805
     GS Global Corp......................................... 401,208     855,489
     GS Home Shopping, Inc..................................  28,185   4,811,705
# *  G-SMATT GLOBAL Co., Ltd................................ 133,852   1,201,346
#    Gwangju Shinsegae Co., Ltd.............................   3,686     542,176
# *  GY Commerce Co., Ltd................................... 149,142     294,475
#    HAESUNG DS Co., Ltd....................................  80,685   1,115,991
#    Haesung Industrial Co., Ltd............................  24,140     213,513
# *  Haesung Optics Co., Ltd................................  56,236     130,306
#    Haimarrow Food Service Co., Ltd........................ 166,776     327,086
#    Haitai Confectionery & Foods Co., Ltd..................  59,742     494,267
#    Halla Corp............................................. 156,841     525,025
#    Halla Holdings Corp....................................  89,281   3,217,221
# *  Han Chang Corp.........................................  60,815      68,285
#    Han Kuk Carbon Co., Ltd................................ 261,268   1,562,058
# *  Hana Micron, Inc....................................... 147,882     475,594
#    Hana Tour Service, Inc.................................  79,962   4,194,695
#    Hancom MDS, Inc........................................  52,411     657,028
     Hancom, Inc............................................ 147,765   1,675,392
#    Handok, Inc............................................  55,303   1,117,228
#    Handsome Co., Ltd...................................... 153,029   4,891,838
*    Hanil Cement Co., Ltd..................................  15,772   1,626,286
#    Hanil Holdings Co., Ltd................................  12,939     525,723
# *  Hanil Hyundai Cement Co., Ltd..........................  22,245     722,814
# *  Hanil Vacuum Co., Ltd.................................. 342,141     359,792
*    Hanjin Heavy Industries & Construction Co., Ltd........ 690,957   1,077,172

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
# *  Hanjin Heavy Industries & Construction Holdings Co.,
       Ltd..................................................    83,704 $  212,036
#    Hanjin Kal Corp........................................   415,081  7,064,373
     Hanjin Transportation Co., Ltd.........................    79,636  2,621,202
# *  Hankook Cosmetics Co., Ltd.............................    77,549    681,562
#    Hankook Cosmetics Manufacturing Co., Ltd...............    15,453    435,946
     Hankook Shell Oil Co., Ltd.............................     5,413  1,638,806
# *  Hankook Technology, Inc................................    79,500     50,316
#    Hankuk Paper Manufacturing Co., Ltd....................    24,759    337,963
#    Hankuk Steel Wire Co., Ltd.............................    58,735    125,902
#    Hanla IMS Co., Ltd.....................................    41,360    235,609
#    Hanmi Semiconductor Co., Ltd...........................   230,587  1,869,536
#    HanmiGlobal Co., Ltd...................................    65,410    511,418
#    Hans Biomed Corp.......................................    62,852  1,346,421
     Hansae Co., Ltd........................................   179,726  2,932,572
#    Hansae MK Co., Ltd.....................................    42,409    278,154
     Hansae Yes24 Holdings Co., Ltd.........................    96,969    754,527
#    Hanshin Construction...................................    60,839    842,870
#    Hanshin Machinery Co...................................   226,979    373,178
     Hansol Chemical Co., Ltd...............................    76,789  5,344,489
     Hansol Holdings Co., Ltd...............................   389,445  1,422,169
#    Hansol HomeDeco Co., Ltd...............................   664,337    742,208
     Hansol Paper Co., Ltd..................................   145,379  2,231,026
*    Hansol Technics Co., Ltd...............................   161,112    945,782
*    Hanwha Aerospace Co., Ltd..............................   120,402  3,019,017
# *  Hanwha Galleria Timeworld Co., Ltd.....................    14,252    320,160
     Hanwha General Insurance Co., Ltd......................   440,168  2,297,351
# *  Hanwha Investment & Securities Co., Ltd................   989,062  1,783,573
#    Hanyang Eng Co., Ltd...................................    82,288    863,665
     Hanyang Securities Co., Ltd............................    41,592    246,314
# *  Harim Co., Ltd.........................................   397,741    854,748
#    HB Technology Co., Ltd.................................   465,974  1,057,707
     HDC Hyundai Engineering Plastics Co., Ltd..............   158,798    617,919
#    HDC I-Controls Co., Ltd................................    43,044    369,607
# *  HDPRO Co., Ltd.........................................    54,737    188,684
# *  Heung-A Shipping Co., Ltd.............................. 1,444,950    501,495
# *  Heungkuk Fire & Marine Insurance Co., Ltd..............   307,381  1,303,182
#    High Tech Pharm Co., Ltd...............................    23,615    289,421
     Hite Jinro Co., Ltd....................................    93,934  1,301,331
     Hitejinro Holdings Co., Ltd............................    68,617    394,916
# *  HizeAero Co., Ltd......................................     9,927     48,430
# *  HLB POWER Co., Ltd.....................................   266,189    220,429
#    Home Center Holdings Co., Ltd..........................   534,946    545,950
# *  Homecast Co., Ltd......................................   247,449  1,233,026
#    HS Industries Co., Ltd.................................   335,522  1,820,303
#    HS R&A Co., Ltd........................................   262,709    413,861
*    HSD Engine Co., Ltd....................................   187,337    724,020
# *  Huayi Brothers Korea Co., Ltd..........................    77,945    156,462
     Huchems Fine Chemical Corp.............................   207,472  3,982,433
# *  Humax Co., Ltd.........................................   147,145    581,468
     Humedix Co., Ltd.......................................    47,028  1,079,437
*    Huneed Technologies....................................    87,618    592,806
     Huons Co., Ltd.........................................    44,325  2,641,517
     Huons Global Co., Ltd..................................    43,499  1,497,804
#    Husteel Co., Ltd.......................................    20,207    200,116
#    Huvis Corp.............................................   124,216    807,195
#    Huvitz Co., Ltd........................................    84,644    627,811

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
                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
     Hwa Shin Co., Ltd......................................   153,608 $  283,718
     Hwacheon Machine Tool Co., Ltd.........................     6,481    240,821
#    Hwail Pharm Co., Ltd...................................    74,710    419,341
# *  Hwajin Co., Ltd........................................   195,001    523,630
#    Hwangkum Steel & Technology Co., Ltd...................    78,961    522,101
     HwaSung Industrial Co., Ltd............................    79,316    911,064
#    Hy-Lok Corp............................................    77,430  1,555,371
# *  Hyosung ONB Co., Ltd...................................    15,415    109,062
#    HyosungITX Co., Ltd....................................    27,938    230,631
# *  Hyundai Bioscience Co. Ltd.............................   209,743  1,142,602
#    Hyundai BNG Steel Co., Ltd.............................    89,537    719,847
# *  Hyundai Construction Equipment Co., Ltd................    26,700  1,760,186
#    Hyundai Corp. Holdings, Inc............................    46,764    694,473
#    Hyundai Corp...........................................    68,663  1,468,628
     Hyundai Elevator Co., Ltd..............................    65,532  4,614,559
     Hyundai Greenfood Co., Ltd.............................   291,943  3,168,287
     Hyundai Home Shopping Network Corp.....................    35,887  3,079,911
     Hyundai Hy Communications & Networks Co., Ltd..........   332,548  1,228,509
# *  Hyundai Information Technology Co., Ltd................    49,162     66,531
#    Hyundai Livart Furniture Co., Ltd......................   114,716  2,193,979
# *  Hyundai Merchant Marine Co., Ltd....................... 1,080,131  3,597,684
     Hyundai Motor Securities Co., Ltd......................   153,422  1,152,722
#    Hyundai Pharmaceutical Co., Ltd........................   191,697    736,770
#    Hyundai Telecommunication Co., Ltd.....................    26,501    224,913
#    Hyundai Wia Corp.......................................    85,837  2,235,916
#    HyVision System, Inc...................................    99,434  1,033,780
# *  I&C Technology Co., Ltd................................    56,987    152,371
#    i3system, Inc..........................................    36,645    544,712
# *  iA, Inc................................................   217,993    487,184
#    ICD Co., Ltd...........................................   112,631    704,566
# *  ICK Co., Ltd...........................................    72,662     84,353
# *  i-Components Co., Ltd..................................    35,217    184,500
# *  IHQ, Inc...............................................   535,723    674,722
#    Il Dong Pharmaceutical Co., Ltd........................    56,461    948,184
#    IlDong Holdings Co., Ltd...............................    33,200    373,972
#    Iljin Diamond Co., Ltd.................................    41,385    671,209
#    Iljin Display Co., Ltd.................................   139,363    449,297
#    Iljin Electric Co., Ltd................................   143,914    381,443
# *  Iljin Holdings Co., Ltd................................   198,059    486,058
     Iljin Materials Co., Ltd...............................    92,360  3,710,626
#    Ilshin Spinning Co., Ltd...............................    11,690    981,431
# *  Ilshin Stone Co., Ltd..................................   387,655    509,796
# *  ilShinbiobase Co., Ltd.................................   281,686    442,226
#    Ilsung Pharmaceuticals Co., Ltd........................     4,076    341,342
*    Ilyang Pharmaceutical Co., Ltd.........................    76,595  1,728,464
# *  IM Co., Ltd............................................   267,965    268,308
     iMarketKorea, Inc......................................   167,002    949,787
#    InBody Co., Ltd........................................    92,069  1,707,752
# *  INCON Co., Ltd.........................................   443,035    645,833
# *  Incross Co., Ltd.......................................    26,724    404,329
# *  Infinitt Healthcare Co., Ltd...........................   124,252    609,769
     InfoBank Corp..........................................     4,325     24,474
# *  Infraware, Inc.........................................   177,642    226,130
# *  INITECH Co., Ltd.......................................    67,933    309,320
# *  InkTec Co., Ltd........................................    10,746     29,569
     Innocean Worldwide, Inc................................    58,969  3,003,142
# *  InnoWireless, Inc......................................    28,500    427,578

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
# *  Innox Advanced Materials Co., Ltd......................    46,014 $1,610,889
# *  Inscobee, Inc..........................................   131,696    709,709
# *  Insun ENT Co., Ltd.....................................   266,481  1,332,698
# *  Insung Information Co., Ltd............................    84,518    240,986
#    Intelligent Digital Integrated Security Co., Ltd.......    33,909    577,510
# *  Interflex Co., Ltd.....................................    80,840    756,011
     Intergis Co., Ltd......................................    11,220     21,319
     Interojo Co., Ltd......................................    64,732  1,136,783
#    Interpark Corp.........................................   103,871    445,087
#    Interpark Holdings Corp................................   369,455    688,109
     INTOPS Co., Ltd........................................   116,641    797,006
#    INVENIA Co., Ltd.......................................   107,804    296,670
#    Inzi Controls Co., Ltd.................................    69,983    255,971
     INZI Display Co., Ltd..................................    32,254     38,144
# *  Iones Co., Ltd.........................................    75,333    660,535
     IS Dongseo Co., Ltd....................................   111,985  3,055,443
#    ISC Co., Ltd...........................................    72,333    579,438
     i-SENS, Inc............................................    95,050  1,907,140
#    ISU Chemical Co., Ltd..................................    92,426    783,165
#    IsuPetasys Co., Ltd....................................   234,729  1,156,509
#    It's Hanbul Co., Ltd...................................    50,721  1,099,487
#    J.ESTINA Co., Ltd......................................    98,913    455,639
#    Jahwa Electronics Co., Ltd.............................    92,216  1,184,632
#    JASTECH, Ltd...........................................    66,749    358,969
# *  Jayjun Cosmetic Co., Ltd...............................   181,470  1,827,085
     JB Financial Group Co., Ltd............................ 1,588,145  7,675,746
#    JC Hyun System, Inc....................................    96,331    441,326
*    Jcontentree Corp.......................................   369,237  1,482,348
#    Jeil Pharma Holdings, Inc..............................    16,398    281,027
     Jeil Pharmaceutical Co., Ltd...........................     5,220    193,073
     Jeju Air Co., Ltd......................................    58,366  1,580,319
# *  Jeju Semiconductor Corp................................   143,019    477,796
# *  Jeongsan Aikang Co., Ltd...............................   237,589    381,949
#    Jinro Distillers Co., Ltd..............................    15,561    407,924
#    Jinsung T.E.C..........................................    98,223    607,311
#    JLS Co., Ltd...........................................    62,953    393,774
# *  JoyCity Corp...........................................    12,115    114,858
*    Joymax Co., Ltd........................................    10,140     42,115
# *  JS Corp................................................    36,031    453,703
#    Jusung Engineering Co., Ltd............................   321,681  1,944,627
#    JVM Co., Ltd...........................................    30,590    863,036
     JW Holdings Corp.......................................   272,628  1,402,600
#    JW Life Science Corp...................................    43,434    842,551
     JW Pharmaceutical Corp.................................    86,890  2,533,511
# *  JYP Entertainment Corp.................................   211,588  5,333,425
# *  Kanglim Co., Ltd.......................................   240,269    570,195
#    Kangnam Jevisco Co., Ltd...............................    29,806    612,042
#    KAON Media Co., Ltd....................................   111,714    560,904
*    KB Metal Co., Ltd......................................     4,711      7,615
     KC Co., Ltd............................................    71,752  1,029,429
#    KC Cottrell Co., Ltd...................................    15,012     46,854
#    KC Green Holdings Co., Ltd.............................   118,684    347,507
#    KC Tech Co., Ltd.......................................    74,585    753,806
#    KCC Engineering & Construction Co., Ltd................    62,491    369,871
#    KCI, Ltd...............................................    12,732     79,610
# *  KD Construction Co., Ltd............................... 2,642,950    249,418
#    KEC Corp...............................................   651,802    561,166

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
                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
#    KEPCO Engineering & Construction Co., Inc..............   111,799 $1,809,858
     KEPCO Plant Service & Engineering Co., Ltd.............     4,913    118,997
#    Keyang Electric Machinery Co., Ltd.....................   205,292    607,989
# *  KEYEAST Co., Ltd.......................................   466,462  1,131,390
#    KG Chemical Corp.......................................    70,812  1,109,145
#    KG Eco Technology Service Co., Ltd.....................   306,674    814,806
#    Kginicis Co., Ltd......................................   136,223  1,683,633
#    KGMobilians Co., Ltd...................................   134,426    825,098
# *  KH Vatec Co., Ltd......................................   127,569    720,367
     KINX, Inc..............................................       925     19,691
     KISCO Corp.............................................   191,860    978,006
#    KISCO Holdings Co., Ltd................................    54,792    565,464
#    Kishin Corp............................................    49,420    140,763
     KISWIRE, Ltd...........................................    57,254  1,087,303
# *  Kiwi Media Group Co., Ltd.............................. 1,441,002    401,847
# *  KleanNara Co., Ltd.....................................   145,728    391,016
#    KL-Net Corp............................................   122,853    257,556
     KM Corp................................................     6,251     40,587
*    KMH Co., Ltd...........................................   123,798    793,129
# *  KMH Hitech Co., Ltd....................................   121,868     93,332
# *  KMW Co., Ltd...........................................    48,956    877,919
     KMW Co., Ltd. RGHT.....................................     6,634      6,404
#    Kocom Co., Ltd.........................................    59,560    299,249
#    Kodaco Co., Ltd........................................   278,877    458,896
#    Koentec Co., Ltd.......................................    99,641    574,102
     Koh Young Technology, Inc..............................    87,881  6,963,490
#    Kolmar BNH Co., Ltd....................................    72,930  1,440,013
#    Kolon Corp.............................................    54,274  1,464,497
#    Kolon Global Corp......................................    44,535    232,180
*    Kolon Life Science, Inc................................    55,171  2,992,958
#    Kolon Plastic, Inc.....................................   122,692    644,290
#    Komelon Corp...........................................    37,331    247,323
#    KoMiCo, Ltd............................................    19,555    415,936
# *  KONA I Co., Ltd........................................   104,008  1,356,263
#    Kook Soon Dang Brewery Co., Ltd........................   102,707    357,215
#    Kopla Co., Ltd.........................................   112,709    263,030
#    Korea Alcohol Industrial Co., Ltd......................   112,755    634,028
#    Korea Asset In Trust Co., Ltd..........................   274,393  1,047,417
#    Korea Autoglass Corp...................................    70,686    702,625
#    Korea Cast Iron Pipe Industries Co., Ltd...............    73,524    629,630
# *  Korea Circuit Co., Ltd.................................    93,570    417,289
     Korea District Heating Corp............................    26,322  1,317,230
     Korea Electric Terminal Co., Ltd.......................    47,162  1,553,993
#    Korea Electronic Certification Authority, Inc..........   139,013    408,958
#    Korea Electronic Power Industrial Development Co.,
       Ltd..................................................    71,059    207,024
     Korea Export Packaging Industrial Co., Ltd.............     5,621    100,683
# *  Korea Flange Co., Ltd..................................    97,231    138,903
#    Korea Fuel-Tech Corp...................................    46,115     82,534
#    Korea Industrial Co., Ltd..............................    88,039    156,968
# *  Korea Information & Communications Co., Ltd............   117,495  1,014,151
#    Korea Information Certificate Authority, Inc...........   150,707    452,536
#    Korea Kolmar Holdings Co., Ltd.........................    60,982  1,554,159
# *  Korea Line Corp........................................   121,541  2,301,177
# *  Korea Materials & Analysis Corp........................    41,315    353,202
     Korea Petrochemical Ind Co., Ltd.......................     3,724    511,655
     Korea Real Estate Investment & Trust Co., Ltd.......... 1,030,820  2,131,199

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CONTINUED


                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#    Korea United Pharm, Inc................................  88,713 $1,748,950
     Korean Reinsurance Co.................................. 485,702  4,136,281
     Kortek Corp............................................  89,452  1,122,831
# *  KPM Tech Co., Ltd...................................... 113,288    112,521
#    KPX Chemical Co., Ltd..................................  17,179    777,690
#    KSIGN Co., Ltd......................................... 353,784    304,577
#    KSS LINE, Ltd.......................................... 114,094    690,314
*    KT Hitel Co., Ltd...................................... 107,174    380,228
     KT Skylife Co., Ltd.................................... 191,759  2,091,558
#    KT Submarine Co., Ltd.................................. 129,898    361,431
# *  KTB Investment & Securities Co., Ltd................... 443,890  1,269,746
#    KTCS Corp.............................................. 260,233    511,540
     Ktis Corp.............................................. 212,059    420,097
#    Kuk Young G&M.......................................... 186,943    190,323
#    Kukbo Design Co., Ltd..................................  30,951    324,453
     Kukdo Chemical Co., Ltd................................  31,215  1,238,204
#    Kukdong Oil & Chemicals Co., Ltd.......................  89,179    248,035
# *  Kuk-il Paper Manufacturing Co., Ltd.................... 729,098    482,525
# *  Kum Yang Co., Ltd......................................  95,714    203,934
*    Kumho Electric Co., Ltd................................  19,049    107,582
#    Kumho Industrial Co., Ltd.............................. 199,815  1,716,058
# *  Kumho Tire Co., Inc.................................... 849,701  3,749,402
#    Kumkang Kind Co., Ltd..................................  21,211    399,322
     Kwang Dong Pharmaceutical Co., Ltd..................... 313,294  1,548,080
# *  Kwang Myung Electric Co., Ltd.......................... 378,243    795,348
# *  Kyeryong Construction Industrial Co., Ltd..............  26,466    452,635
     Kyobo Securities Co., Ltd.............................. 192,176  1,471,728
     Kyongbo Pharmaceutical Co., Ltd........................  95,168    838,927
#    Kyung Dong Navien Co., Ltd.............................  51,000  1,656,070
# *  Kyung Nam Pharm Co., Ltd...............................  62,169    351,885
#    Kyungbang Co., Ltd.....................................  87,364    911,104
     Kyungchang Industrial Co., Ltd.........................  15,666     20,858
     KyungDong City Gas Co., Ltd............................  23,254    736,614
#    KyungDong Invest Co., Ltd..............................   8,652    284,207
     Kyungdong Pharm Co., Ltd............................... 126,892  1,274,678
#    Kyung-In Synthetic Corp................................ 254,644  1,180,106
#    L&F Co., Ltd........................................... 108,005  3,391,164
# *  L&K Biomed Co., Ltd....................................  26,992    177,396
# *  LabGenomics Co., Ltd...................................  49,913    258,064
# *  LB Semicon, Inc........................................ 266,066    919,838
#    LEADCORP, Inc. (The)................................... 147,896    729,277
# *  Leaders Cosmetics Co., Ltd............................. 101,387    991,075
     Lee Ku Industrial Co., Ltd............................. 223,689    371,721
#    LEENO Industrial, Inc..................................  79,506  4,183,820
# *  Leenos Corp............................................ 218,914    341,492
     LF Corp................................................ 173,767  3,347,752
#    LG Hausys, Ltd.........................................  58,549  2,475,440
#    LG International Corp.................................. 261,361  3,608,283
#    LIG Nex1 Co., Ltd...................................... 101,169  2,587,403
#    Lion Chemtech Co., Ltd.................................  59,605    495,487
# *  Liveplex Co., Ltd...................................... 686,550    441,598
#    LMS Co., Ltd...........................................  51,354    257,933
#    Lock & Lock Co., Ltd................................... 160,625  2,180,759
# *  LONGTU KOREA, Inc...................................... 102,159    279,014
#    LOT Vacuum Co., Ltd....................................  73,359    511,850
     Lotte Chilsung Beverage Co., Ltd.......................     687    825,638
     LOTTE Fine Chemical Co., Ltd...........................  53,493  1,923,607

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
                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
     Lotte Food Co., Ltd....................................     2,003 $1,152,473
     LOTTE Himart Co., Ltd..................................    15,642    772,485
#    Lotte Non-Life Insurance Co., Ltd......................   635,105  1,384,591
# *  Lotte Tour Development Co., Ltd........................    88,047    898,758
     LS Cable & System Asia, Ltd............................    81,589    362,568
*    Lumens Co., Ltd........................................   362,528    749,101
#    Lutronic Corp..........................................   145,318  1,201,613
     LVMC Holdings..........................................   211,135    390,463
# *  Macrogen, Inc..........................................    77,802  2,047,508
     Maeil Holdings Co., Ltd................................    74,003    732,137
# *  Magicmicro Co., Ltd....................................   219,963    635,023
# *  Majestar Co., Ltd......................................   253,982     61,640
#    MAKUS, Inc.............................................    21,923     73,540
# *  Maniker Co., Ltd.......................................    42,141     26,729
#    Mcnex Co., Ltd.........................................    77,836    982,049
# *  ME2ON Co., Ltd.........................................   194,591    916,669
#    Mediana Co., Ltd.......................................    37,423    194,711
     Meerecompany, Inc......................................    25,470  1,396,645
#    MegaStudy Co., Ltd.....................................    64,566    532,984
     MegaStudyEdu Co., Ltd..................................    44,725    714,691
# *  Melfas, Inc............................................   166,086    381,581
#    META BIOMED Co., Ltd...................................   157,118    398,649
# *  Mgame Corp.............................................   132,226    274,177
# *  MGENPLUS Co., Ltd......................................   101,778    722,484
     Mi Chang Oil Industrial Co., Ltd.......................     6,207    418,996
# *  MiCo, Ltd..............................................   235,572    695,503
# *  Microfriend, Inc.......................................    41,780    116,792
*    Midong & Cinema Co., Ltd...............................     7,602     15,299
#    Minwise Co., Ltd.......................................    75,118  1,161,419
     Mirae Asset Life Insurance Co., Ltd....................   720,495  2,888,732
# *  Mirae Corp............................................. 5,167,826    760,433
#    Miwon Chemicals Co., Ltd...............................     3,853    134,160
#    Miwon Commercial Co., Ltd..............................       716    154,273
#    Miwon Specialty Chemical Co., Ltd......................    13,060    750,987
#    MK Electron Co., Ltd...................................   135,468  1,004,188
# *  MNTech Co., Ltd........................................   151,340    408,103
#    Mobase Co., Ltd........................................   130,616    344,993
# *  Mobile Appliance, Inc..................................    87,251    346,519
# *  Moda-InnoChips Co., Ltd................................    13,182    105,475
#    Modetour Network, Inc..................................   136,697  2,835,058
#    Monalisa Co., Ltd......................................   104,413    228,798
#    MonAmi Co., Ltd........................................   104,161    224,673
#    Moorim P&P Co., Ltd....................................   196,736  1,318,061
#    Moorim Paper Co., Ltd..................................   161,230    402,562
#    Motonic Corp...........................................    88,699    654,646
# *  MP Group, Inc..........................................   151,072     32,687
#    MP Hankang Co., Ltd....................................   150,750    308,306
#    MS Autotech Co., Ltd...................................   143,953    233,440
#    Muhak Co., Ltd.........................................   122,263  1,251,429
#    Multicampus Corp.......................................    18,718    637,411
#    MyungMoon Pharm Co., Ltd...............................   169,439    767,317
#    Nam Hwa Construction Co., Ltd..........................     8,401     78,707
#    Namhae Chemical Corp...................................   211,659  1,880,124
# *  NamKwang Engineering & Construction Co., Ltd...........    11,133    135,568
# *  Namsun Aluminum Co., Ltd...............................   677,470    824,992
# *  Namuga Co., Ltd........................................     8,722    119,812
     Namyang Dairy Products Co., Ltd........................     2,928  1,543,513

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
                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
# *  Nano Chem Tech, Inc....................................  71,136 $  331,124
# *  NanoenTek, Inc.........................................  59,527    232,358
#    Nasmedia Co., Ltd......................................  29,359    838,092
# *  Nature & Environment Co., Ltd.......................... 203,034    279,912
#    NeoPharm Co., Ltd......................................  39,656  1,321,420
# *  Neowiz................................................. 133,655  1,343,954
# *  NEOWIZ HOLDINGS Corp...................................  42,417    407,019
#    NEPES Corp............................................. 155,670  1,226,614
# *  Neuros Co., Ltd........................................ 116,058    433,130
#    New Power Plasma Co., Ltd..............................  33,495    401,737
#    Nexen Corp............................................. 257,315  1,169,011
     Nexen Tire Corp........................................ 264,279  1,895,502
# *  Nexon GT Co., Ltd...................................... 112,779    685,435
# *  Next Entertainment World Co., Ltd...................... 119,100    475,205
# *  Next Science Co. Ltd...................................  31,542    223,895
#    NextEye Co., Ltd....................................... 197,968    445,528
#    Nexturn Co., Ltd.......................................  53,705    471,195
*    NHN BUGS Corp..........................................  55,774    282,753
# *  NHN Entertainment Corp................................. 107,792  4,351,126
# *  NHN KCP Corp........................................... 108,868    975,398
     NI Steel Co., Ltd......................................   6,100     12,178
     NICE Holdings Co., Ltd................................. 132,673  2,001,858
#    Nice Information & Telecommunication, Inc..............  47,343    788,961
     NICE Information Service Co., Ltd...................... 272,052  2,603,795
#    NICE Total Cash Management Co., Ltd.................... 178,566  1,978,521
# *  NK Co., Ltd............................................ 510,585    498,124
#    Nong Shim Holdings Co., Ltd............................  14,750    855,706
#    Nong Woo Bio Co., Ltd..................................  64,184    575,598
#    Noroo Holdings Co., Ltd................................  14,784    152,141
#    NOROO Paint & Coatings Co., Ltd........................  81,625    565,778
     NPC....................................................  66,771    229,039
#    NS Shopping Co., Ltd................................... 145,658  1,383,407
# *  NSN Co., Ltd...........................................  13,286     17,613
# *  nTels Co., Ltd.........................................  20,243    160,360
# *  Nuri Telecom Co., Ltd..................................  57,184    316,224
# *  NUTRIBIOTECH Co., Ltd..................................  93,212  1,246,781
# *  NUVOTEC Co., Ltd....................................... 153,125    180,946
# *  Omnisystem Co., Ltd.................................... 306,179    481,102
#    Openbase, Inc.......................................... 183,847    301,051
#    Opto Device Technology Co., Ltd........................  83,155    366,122
#    OptoElectronics Solutions Co., Ltd.....................  10,853    111,419
# *  OPTRON-TEC, Inc........................................ 154,117    545,042
# *  Orbitech Co., Ltd...................................... 159,009    481,097
# *  Orientbio, Inc......................................... 954,313    692,274
#    Orion Holdings Corp....................................  56,309    776,070
# *  OSANGJAIEL Co., Ltd....................................  85,897    499,993
# *  Osstem Implant Co., Ltd................................  90,651  3,404,848
# *  Osung Advanced Materials Co., Ltd...................... 278,129    467,080
#    Paik Kwang Industrial Co., Ltd......................... 100,733    206,158
#    Pang Rim Co., Ltd......................................  10,174    219,365
# *  Pan-Pacific Co., Ltd................................... 235,398    602,179
# *  PaperCorea, Inc........................................ 299,792    203,850
     Paradise Co., Ltd...................................... 335,403  5,299,832
#    Partron Co., Ltd....................................... 373,043  2,852,737
# *  Paru Co., Ltd.......................................... 257,213    604,490
# *  Paxnet Co., Ltd........................................  57,936    423,172
# *  People & Technology, Inc...............................  61,565    587,782

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
                                                             SHARES   VALUE>>
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#    PHARMA RESEARCH PRODUCTS Co., Ltd......................  43,828 $1,261,819
# *  Phoenix Materials Co., Ltd............................. 304,133    173,419
#    Pixelplus Co., Ltd.....................................  21,391    119,987
# *  PNE Solution Co., Ltd..................................  86,108    871,147
# *  Pobis TNC Co., Ltd..................................... 250,451    183,337
#    Poongsan Corp.......................................... 186,949  3,981,273
     Poongsan Holdings Corp.................................  34,674  1,078,213
     POSCO Coated & Color Steel Co., Ltd....................  20,770    344,856
     Posco ICT Co., Ltd..................................... 433,606  2,110,205
#    Posco M-Tech Co., Ltd.................................. 171,558    887,825
# *  Power Logics Co., Ltd.................................. 232,551  1,168,996
#    Protec Co., Ltd........................................  45,775    440,888
#    PS TEC Co., Ltd........................................ 105,727    412,172
     PSK, Inc............................................... 124,011  1,440,403
#    Pulmuone Co., Ltd......................................   8,302    693,722
#    Pungkuk Alcohol Industry Co., Ltd......................  20,749    146,424
#    Pyeong Hwa Automotive Co., Ltd......................... 104,184    561,677
# *  RaonSecure Co., Ltd.................................... 235,194    450,456
     Rayence Co., Ltd.......................................  17,601    222,980
# *  Redrover Co., Ltd...................................... 324,340    570,770
#    Reyon Pharmaceutical Co., Ltd..........................  57,304    828,461
#    RFHIC Corp.............................................  35,138    792,069
#    RFTech Co., Ltd........................................ 166,961    759,334
#    Robostar Co., Ltd......................................  58,914  1,283,395
#    Rorze Systems Corp.....................................  60,531    147,638
#    S Net Systems, Inc..................................... 100,072    301,949
#    S&S Tech Corp.......................................... 126,918    325,492
# *  S&T Corp...............................................  15,383    172,477
# *  S&T Dynamics Co., Ltd.................................. 185,357  1,122,837
     S&T Holdings Co., Ltd..................................  67,890    743,166
#    S&T Motiv Co., Ltd.....................................  89,148  2,063,558
# *  S.Y. Panel Co., Ltd.................................... 125,687    532,275
     Sajo Industries Co., Ltd...............................  25,607  1,126,938
# *  Sajodongaone Co., Ltd.................................. 256,108    245,013
#    Sam Chun Dang Pharm Co., Ltd........................... 128,414  3,608,562
# *  SAM KANG M&T Co., Ltd.................................. 103,756    522,939
     Sam Young Electronics Co., Ltd.........................  95,284    939,740
#    Sam Yung Trading Co., Ltd..............................  84,109  1,007,855
#    Sam-A Pharm Co., Ltd...................................   4,439     61,237
#    Sambo Motors Co., Ltd..................................  58,920    321,279
#    Sambon Precision & Electronics Co., Ltd................ 156,715    383,817
     Samchully Co., Ltd.....................................  23,416  1,882,707
#    Samchuly Bicycle Co., Ltd..............................  69,555    364,378
#    Samho Development Co., Ltd............................. 159,829    605,594
# *  Samho International Co., Ltd...........................  45,454    481,375
#    SAMHWA Paints Industrial Co., Ltd......................  83,835    394,390
#    Samick Musical Instruments Co., Ltd.................... 505,081    699,448
     Samick THK Co., Ltd....................................  82,624    845,608
#    Samil Pharmaceutical Co., Ltd..........................  34,462    669,161
#    Samji Electronics Co., Ltd............................. 104,626    712,148
# *  Samjin LND Co., Ltd....................................  98,862    154,485
     Samjin Pharmaceutical Co., Ltd.........................  82,503  2,689,022
#    Samkee Automotive Co., Ltd............................. 179,493    383,049
#    Samkwang Glass Co., Ltd................................  25,617    657,060
     Sammok S-Form Co., Ltd.................................     861      8,383
#    SAMPYO Cement Co., Ltd................................. 231,777    644,882
     Samsung Climate Control Co., Ltd.......................   3,552     27,911

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
*    Samsung Pharmaceutical Co., Ltd........................   228,959 $  518,543
#    SAMT Co., Ltd..........................................   453,527    657,199
#    Samwha Capacitor Co., Ltd..............................    63,837  3,165,166
#    Samwha Electric Co., Ltd...............................    30,235    538,374
#    Samyang Corp...........................................    31,866  1,698,067
#    Samyang Foods Co., Ltd.................................    26,240  1,406,487
     Samyang Holdings Corp..................................    35,715  2,715,881
#    Samyang Tongsang Co., Ltd..............................    16,412    571,557
#    Samyoung M-Tek Co., Ltd................................    10,739     25,121
#    Sang-A Frontec Co., Ltd................................    60,793    624,997
# *  Sangbo Corp............................................   184,995    256,734
# *  Sangsangin Co., Ltd....................................   277,671  4,298,242
#    Sangsin Brake..........................................    47,715    166,037
#    Sangsin Energy Display Precision Co., Ltd..............    71,446    882,826
#    SaraminHR Co., Ltd.....................................    49,012    648,432
#    Satrec Initiative Co., Ltd.............................    21,601    432,003
#    SAVEZONE I&C Corp......................................   118,777    347,022
# *  SBI Investment Korea Co., Ltd..........................   753,154    466,728
*    SBS Contents Hub Co., Ltd..............................     1,653      7,118
*    SBS Media Holdings Co., Ltd............................   403,298    800,534
# *  SBW.................................................... 1,039,781    851,778
# *  S-Connect Co., Ltd.....................................   422,477    516,468
#    SD Biotechnologies Co., Ltd............................    76,369    608,851
# *  SDN Co., Ltd...........................................   288,561    345,673
     Seah Besteel Corp......................................   117,643  1,676,090
     SeAH Holdings Corp.....................................     5,096    447,209
*    SeAH Steel Corp........................................    13,823    714,480
     SeAH Steel Holdings Corp...............................    15,418    663,887
#    Sebang Co., Ltd........................................    83,682    907,755
     Sebang Global Battery Co., Ltd.........................    58,927  1,815,681
#    Sebo Manufacturing Engineer Corp.......................    50,252    382,476
#    Secuve Co., Ltd........................................   165,015    188,031
*    Seegene, Inc...........................................   130,563  2,114,761
#    Sejong Industrial Co., Ltd.............................    73,373    339,017
*    Sejong Telecom, Inc.................................... 2,720,131  1,161,564
# *  Sejoong Co., Ltd.......................................    80,478    235,213
# *  Sekonix Co., Ltd.......................................    76,636    439,361
# *  Selvas AI, Inc.........................................   143,901    501,316
#    Sempio Foods Co........................................    14,221    351,115
#    Semyung Electric Machinery Co., Ltd....................    71,290    357,028
#    S-Energy Co., Ltd......................................    89,497    407,955
# *  Seobu T&D..............................................   257,071  1,984,456
#    Seohan Co., Ltd........................................   665,350    991,564
#    Seohee Construction Co., Ltd........................... 1,374,142  1,424,129
     Seojin System Co., Ltd.................................     3,725     99,775
#    Seondo Electric Co., Ltd...............................    91,667    297,099
#    Seoul Auction Co., Ltd.................................    90,289    911,156
# *  Seoul Electronics & Telecom............................   269,734    254,019
# *  Seoul Food Industrial Co., Ltd......................... 2,476,815    359,871
#    Seoul Pharma Co., Ltd..................................    56,814    356,620
#    Seoul Semiconductor Co., Ltd...........................   304,747  5,490,451
# *  Seouleaguer Co., Ltd...................................   113,345    235,836
#    Seoulin Bioscience Co., Ltd............................    26,970    212,857
# *  Seowon Co., Ltd........................................   158,377    139,981
#    SEOWONINTECH Co., Ltd..................................    91,951    326,781
#    Seoyon Co., Ltd........................................   112,588    332,975
#    Seoyon E-Hwa Co., Ltd..................................    93,174    327,479

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
#    Sewha P&C, Inc.........................................   111,502 $  460,473
# *  Sewon Cellontech Co., Ltd..............................   413,385  1,344,982
     Sewon Precision Industry Co., Ltd......................    25,563    179,170
#    SEWOONMEDICAL Co., Ltd.................................   179,369    529,452
     SFA Engineering Corp...................................   154,588  5,294,469
*    SFA Semicon Co., Ltd...................................   632,106    787,381
# *  SFC Co., Ltd...........................................   282,273    908,836
# *  SG Corp................................................ 1,029,814    552,021
# *  SG&G Corp..............................................   178,205    273,893
# *  SGA Co., Ltd...........................................   639,445    290,847
#    SGA Solutions Co., Ltd.................................   160,395    178,411
#    SH Energy & Chemical Co., Ltd..........................   739,431    629,373
# *  Shin Poong Pharmaceutical Co., Ltd.....................   321,090  1,818,408
     Shindaeyang Paper Co., Ltd.............................       947     56,863
#    Shinil Industrial Co., Ltd.............................   573,704    640,746
#    Shinsegae Engineering & Construction Co., Ltd..........    22,487    469,393
#    Shinsegae Food Co., Ltd................................    17,956  1,434,818
#    Shinsegae Information & Communication Co., Ltd.........     9,260  1,117,874
#    Shinsegae International, Inc...........................    25,637  3,329,176
# *  Shinsung E&G Co., Ltd..................................   881,232    879,307
# *  Shinsung Tongsang Co., Ltd.............................   518,762    373,751
# *  Shinwha Intertek Corp..................................   245,476    324,807
# *  Shinwon Construction Co., Ltd..........................    99,883    280,988
# *  Shinwon Corp...........................................   352,571    508,809
     Shinyoung Securities Co., Ltd..........................    33,458  1,670,770
#    SHOWBOX Corp...........................................   265,600    764,452
# *  Signetics Corp.........................................   450,335    305,367
#    SIGONG TECH Co., Ltd...................................    91,546    452,950
#    Silicon Works Co., Ltd.................................    89,032  3,101,148
#    Silla Co., Ltd.........................................    53,910    597,288
     SIMMTECH Co., Ltd......................................   121,212    880,851
#    SIMMTECH HOLDINGS Co., Ltd.............................   126,986    217,906
#    SIMPAC, Inc............................................   116,026    240,897
     Sindoh Co., Ltd........................................    40,393  1,544,730
     Sinil Pharm Co., Ltd...................................     1,227     10,391
#    SinSin Pharmaceutical Co., Ltd.........................    20,796    137,380
     SJM Co., Ltd...........................................    33,689     88,068
#    SK Bioland Co., Ltd....................................    88,968    978,088
#    SK D&D Co., Ltd........................................    60,188  1,620,098
     SK Discovery Co., Ltd..................................    29,466    701,800
#    SK Gas, Ltd............................................    35,424  2,278,998
#    SK Networks Co., Ltd................................... 1,047,760  3,928,514
# *  SK Securities Co., Ltd................................. 3,605,935  2,358,525
     SKC Co., Ltd...........................................   140,935  4,121,569
# *  SKC Solmics Co., Ltd...................................   223,189    612,269
     SKCKOLONPI, Inc........................................   112,448  3,328,553
# *  Skin n Skin Co., Ltd...................................   539,600    329,860
     SL Corp................................................   107,299  1,362,247
# *  SM Culture & Contents Co., Ltd.........................   302,698    516,729
*    SM Entertainment Co....................................   173,695  6,716,750
# *  S-MAC Co., Ltd......................................... 1,016,327    914,742
# *  SMARK Co., Ltd.........................................   907,008     81,597
#    SMCore, Inc............................................    80,015    724,986
#    SMEC Co., Ltd..........................................   216,193    549,842
*    SNTEK Co., Ltd.........................................     1,749      8,964
# *  SNU Precision Co., Ltd.................................   165,332    341,772
# *  Solborn, Inc...........................................   137,586    561,030

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
# *  Solco Biomedical Co., Ltd.............................. 1,496,270 $  540,658
# *  Solid, Inc.............................................   202,409    478,689
#    Songwon Industrial Co., Ltd............................   137,771  2,099,656
# *  Sonokong Co., Ltd......................................   138,753    253,215
# *  Soosan Heavy Industries Co., Ltd.......................   206,213    275,079
#    Soulbrain Co., Ltd.....................................    98,004  4,528,615
     SPC Samlip Co., Ltd....................................    19,377  2,143,400
#    SPG Co., Ltd...........................................   135,956    906,218
     Spigen Korea Co., Ltd..................................    23,823    898,395
# *  Ssangyong Motor Co.....................................   342,624  1,115,341
#    ST Pharm Co., Ltd......................................    27,510    509,049
#    Suheung Co., Ltd.......................................    58,794  1,415,033
     Sun Kwang Co., Ltd.....................................    24,058    348,505
# *  Sunchang Corp..........................................    55,687    238,392
# *  SundayToz Corp.........................................    45,574    688,017
#    Sung Bo Chemicals Co., Ltd.............................    89,031    470,908
#    Sung Kwang Bend Co., Ltd...............................   175,148  1,797,428
# *  Sungchang Enterprise Holdings, Ltd.....................   521,155    903,927
#    Sungdo Engineering & Construction Co., Ltd.............   100,287    377,657
# *  Sungshin Cement Co., Ltd...............................   156,234  1,207,685
     Sungwoo Hitech Co., Ltd................................   461,540  1,412,357
# *  Sunjin Co., Ltd........................................   116,336  1,126,333
# *  Sunny Electronics Corp.................................   208,190    342,869
# *  Supex BNP Co., Ltd.....................................   290,949    241,456
# *  Suprema HQ, Inc........................................    36,612    174,219
# *  Suprema, Inc...........................................    36,649    519,136
     SurplusGlobal, Inc.....................................    14,061     38,299
# *  Synopex, Inc...........................................   552,009  1,129,279
#    Systems Technology, Inc................................   103,687    837,373
#    Tae Kyung Industrial Co., Ltd..........................    51,754    237,475
     Taekwang Industrial Co., Ltd...........................     3,073  3,987,721
*    Taewoong Co., Ltd......................................    90,785    845,274
     Taeyoung Engineering & Construction Co., Ltd...........   356,998  2,995,526
# *  Taihan Electric Wire Co., Ltd..........................   915,299    836,422
# *  Taihan Fiberoptics Co., Ltd............................   455,943  2,041,708
*    Taihan Textile Co., Ltd................................     6,240     63,375
     Tailim Packaging Co., Ltd..............................    82,439    212,019
# *  TBH Global Co., Ltd....................................   131,435    415,210
#    TechWing, Inc..........................................   109,624    975,776
#    Telechips, Inc.........................................    45,786    396,601
# *  Tellus Co., Ltd........................................   550,695    404,239
#    Tera Semicon Co., Ltd..................................    70,005    910,865
#    TES Co., Ltd...........................................   110,645  1,467,559
#    Tesna Co., Ltd.........................................    46,344    887,011
# *  Theragen Etex Co., Ltd.................................   172,784  1,421,304
# *  Thinkware Systems Corp.................................    69,109    323,385
# *  TK Chemical Corp.......................................   510,823    812,228
     TK Corp................................................   143,769  1,527,129
#    TLI, Inc...............................................    23,474     77,409
# *  TOBESOFT Co., Ltd......................................   105,940    621,897
     Tokai Carbon Korea Co., Ltd............................    40,094  1,987,593
#    Tong Yang Moolsan Co., Ltd.............................   438,988    596,578
#    Tongyang Life Insurance Co., Ltd.......................   328,423  1,630,620
     Tongyang pile, Inc.....................................     3,387     18,772
     Tongyang, Inc.......................................... 1,510,217  2,112,849
#    Tonymoly Co., Ltd......................................    56,762    394,018
#    Top Engineering Co., Ltd...............................    96,322    746,251

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
SOUTH KOREA -- (Continued)
# *  Toptec Co., Ltd........................................   162,584 $1,900,335
     Tovis Co., Ltd.........................................   127,615    730,608
     TS Corp................................................    29,662    493,145
# *  T'way Holdings, Inc....................................   280,509    561,998
#    UBCare Co., Ltd........................................   195,810    611,261
# *  Ubiquoss Holdings, Inc.................................    93,359    450,912
#    Ubiquoss, Inc..........................................    25,555    706,657
# *  Ubivelox, Inc..........................................    25,329    118,092
# *  Ugint Co., Ltd.........................................   585,598    280,018
#    UIL Co., Ltd...........................................   100,293    385,578
#    Uju Electronics Co., Ltd...............................    57,321    406,251
# *  Unick Corp.............................................    71,948    215,690
     Unid Co., Ltd..........................................    45,001  1,589,211
#    Union Materials Corp...................................   166,187    260,025
#    Union Semiconductor Equipment & Materials Co., Ltd.....   202,613    669,169
#    Uniquest Corp..........................................   116,456    746,257
# *  Unison Co., Ltd........................................   554,510    948,265
# *  Unitekno Co., Ltd......................................     7,390     98,449
     UniTest, Inc...........................................   148,026  1,608,613
# *  U-Tech Co., Ltd........................................    42,267    106,061
     Value Added Technology Co., Ltd........................    71,764  1,429,720
#    Very Good Tour Co., Ltd................................    51,748    352,852
# *  Vessel Co., Ltd........................................    55,092    198,337
#    Viatron Technologies, Inc..............................    86,419    746,515
# *  VICTEK Co., Ltd........................................   129,990    248,025
#    Vieworks Co., Ltd......................................    63,864  1,810,417
#    Visang Education, Inc..................................    54,760    343,470
# *  Vitzro Tech Co., Ltd...................................    11,550     61,291
# *  Vitzrocell Co., Ltd....................................    96,633    870,446
# *  VitzroSys Co., Ltd.....................................   219,772    283,219
# *  W Holding Co., Ltd.....................................   920,210    427,927
*    Wave Electronics Co., Ltd..............................     1,796     33,087
*    Webzen, Inc............................................   127,638  1,674,587
# *  Welcron Co., Ltd.......................................   189,702    486,315
#    WeMade Entertainment Co., Ltd..........................    74,204  1,546,023
#    Whanin Pharmaceutical Co., Ltd.........................   120,322  1,802,573
# *  WillBes & Co. (The)....................................   395,146    375,497
#    Winix, Inc.............................................    60,058    699,884
#    Wins Co., Ltd..........................................    68,892    676,841
#    WiSoL Co., Ltd.........................................   180,026  2,462,088
# *  WIZIT Co., Ltd.........................................   625,404    540,026
*    Won Ik Corp............................................     8,055     36,740
# *  WONIK CUBE Corp........................................   118,148    289,330
*    Wonik Holdings Co., Ltd................................   290,705  1,025,785
     WONIK IPS Co., Ltd.....................................   205,994  3,458,099
# *  Wonik Materials Co., Ltd...............................    59,780  1,470,219
# *  Wonik QnC Corp.........................................   145,417  1,616,009
# *  Wonpung Mulsan Co., Ltd................................    66,833    205,259
# *  Woojin Plaimm Co., Ltd.................................    12,566     64,417
*    Woojin, Inc............................................     2,070      7,986
# *  Woongjin Co., Ltd......................................   417,639    960,506
# *  Woongjin Energy Co., Ltd...............................   130,463    198,951
#    Woongjin Thinkbig Co., Ltd.............................   212,887    774,226
# *  Woori Investment Bank Co., Ltd......................... 3,270,585  2,058,832
     Woori Technology Investment Co., Ltd...................   120,118    285,389
# *  Woori Technology, Inc..................................   671,613    633,508
# *  Wooridul Pharmaceutical, Ltd...........................   103,685    588,545

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CONTINUED


                                                              SHARES     VALUE>>
                                                             --------- ------------
SOUTH KOREA -- (Continued)
*    Woorison F&G Co., Ltd..................................    64,300 $     88,724
#    Woory Industrial Co., Ltd..............................    44,126    1,094,234
#    Wooshin Systems Co., Ltd...............................    87,771      479,374
#    Woosu AMS Co., Ltd.....................................   139,479      448,206
#    WooSung Feed Co., Ltd..................................   171,724      340,398
#    Worldex Industry & Trading Co., Ltd....................    46,320      189,737
#    Y G-1 Co., Ltd.........................................   124,327    1,052,190
# *  YeaRimDang Publishing Co., Ltd.........................   114,015      510,938
#    Yeong Hwa Metal Co., Ltd...............................   195,869      200,512
#    YES24 Co., Ltd.........................................    58,265      208,986
# *  Yest Co., Ltd..........................................    54,484      386,718
#    YG Entertainment, Inc..................................    93,654    3,038,868
# *  YG PLUS................................................   168,132      310,119
# *  YIK Corp...............................................   162,264      418,970
# *  YJM Games Co., Ltd.....................................   302,227      472,554
#    YMC Co., Ltd...........................................   120,112      820,776
     Yong Pyong Resort Co., Ltd.............................   150,446      698,080
# *  Yonwoo Co., Ltd........................................    33,428      544,092
#    Yoosung Enterprise Co., Ltd............................   146,134      360,118
#    YooSung T&S Co., Ltd...................................   106,473      231,668
     Youlchon Chemical Co., Ltd.............................    86,600      939,203
#    Young Heung Iron & Steel Co., Ltd......................   241,560      207,186
# *  Young In Frontier Co., Ltd.............................    74,541      268,985
     Young Poong Corp.......................................       385      221,932
#    Young Poong Precision Corp.............................    88,357      546,094
     Youngone Corp..........................................   105,247    3,311,150
     Youngone Holdings Co., Ltd.............................    38,622    2,083,896
# *  YoungWoo DSP Co., Ltd..................................    79,720      141,065
     YTN Co., Ltd...........................................    73,837      119,805
# *  Yuanta Securities Korea Co., Ltd.......................   885,994    2,473,207
#    YuHwa Securities Co., Ltd..............................    17,992      213,427
# *  Yujin Robot Co., Ltd...................................   110,916      362,820
*    Yungjin Pharmaceutical Co., Ltd........................   239,097    1,161,830
# *  Yuyang DNU Co., Ltd....................................   181,687    1,145,535
     Yuyu Pharma, Inc.......................................     1,676       16,103
#    Zeus Co., Ltd..........................................    56,787      607,831
# *  Zungwon En-Sys, Inc....................................    86,136      150,667
                                                             --------- ------------
TOTAL SOUTH KOREA...........................................            991,963,693
                                                                       ------------
TAIWAN -- (16.1%)
     Aaeon Technology, Inc..................................    12,000       29,590
#    ABC Taiwan Electronics Corp............................   494,910      332,443
#    Ability Enterprise Co., Ltd............................ 1,872,293      734,875
#    Ability Opto-Electronics Technology Co., Ltd...........   427,232      678,062
     AcBel Polytech, Inc.................................... 3,350,599    1,927,117
#    Ace Pillar Co., Ltd....................................   448,000      245,217
#    ACES Electronic Co., Ltd...............................   790,000      401,875
*    Acon Holding, Inc...................................... 1,294,000      251,008
#    Acter Co., Ltd.........................................   324,302    1,689,086
*    Action Electronics Co., Ltd............................ 1,395,000      265,724
#    Actron Technology Corp.................................   513,150    1,514,190
#    A-DATA Technology Co., Ltd............................. 1,784,879    2,182,905
     Addcn Technology Co., Ltd..............................   117,299      916,421
#    Adlink Technology, Inc.................................   933,031    1,059,506
#    Advanced Ceramic X Corp................................   305,000    1,920,934
     Advanced International Multitech Co., Ltd..............   937,000      954,919

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
                                                              SHARES    VALUE>>
                                                             --------- ----------
TAIWAN -- (Continued)
*    Advanced Lithium Electrochemistry Cayman Co., Ltd...... 1,199,000 $  539,263
#    Advanced Optoelectronic Technology, Inc................   642,000    327,606
     Advanced Wireless Semiconductor Co..................... 1,076,000  1,345,039
     Advancetek Enterprise Co., Ltd......................... 1,403,519    683,818
     AEON Motor Co., Ltd....................................     9,000     10,232
     Aerospace Industrial Development Corp.................. 1,467,000  1,338,991
# *  AGV Products Corp...................................... 3,439,433    736,125
     AimCore Technology Co., Ltd............................   324,551    146,753
     Airmate Cayman International Co., Ltd..................    93,000     38,550
     Alchip Technologies, Ltd...............................   381,000    859,727
     Alcor Micro Corp.......................................   278,000    150,902
     Alexander Marine Co., Ltd..............................    17,000     16,541
# *  ALI Corp............................................... 2,225,000    665,965
#    All Ring Tech Co., Ltd.................................   476,000    666,611
#    Allied Circuit Co., Ltd................................   206,000    353,362
#    Allis Electric Co., Ltd................................ 1,117,000    430,740
#    Alltek Technology Corp................................. 1,093,873    566,570
#    Alltop Technology Co., Ltd.............................   429,000    661,565
#    Alpha Networks, Inc.................................... 2,524,386  1,113,657
     Altek Corp............................................. 2,076,945  1,537,379
#    Amazing Microelectronic Corp...........................   374,773    888,018
#    Ambassador Hotel (The)................................. 1,701,000  1,225,834
#    AMICCOM Electronics Corp...............................   311,000    184,160
     Ampire Co., Ltd........................................   774,000    425,707
     AMPOC Far-East Co., Ltd................................   685,444    526,831
*    AmTRAN Technology Co., Ltd............................. 7,364,951  2,814,425
#    Anderson Industrial Corp............................... 1,079,416    351,399
#    Anpec Electronics Corp.................................   485,007    832,096
#    AP Memory Technology Corp..............................   261,375    379,929
#    Apacer Technology, Inc.................................   695,325    587,231
#    APAQ Technology Co., Ltd...............................   401,120    381,081
     APCB, Inc..............................................   974,000    819,456
#    Apex Biotechnology Corp................................   806,483    704,151
# *  Apex International Co., Ltd............................   992,470    946,815
#    Apex Medical Corp......................................   464,500    363,213
#    Apex Science & Engineering............................. 1,046,132    305,240
#    Apogee Optocom Co., Ltd................................    80,216    103,289
#    Arcadyan Technology Corp............................... 1,080,718  1,767,525
     Ardentec Corp.......................................... 3,312,274  2,889,248
     Argosy Research, Inc...................................   268,000    238,101
#    Asia Electronic Material Co., Ltd......................   470,000    246,350
     Asia Optical Co., Inc.................................. 1,648,000  2,968,777
*    Asia Pacific Telecom Co., Ltd.......................... 1,006,000    193,681
#    Asia Plastic Recycling Holding, Ltd.................... 1,699,182    341,022
     Asia Polymer Corp...................................... 2,880,232  1,268,416
#    Asia Tech Image, Inc...................................   382,000    449,122
#    Asia Vital Components Co., Ltd......................... 2,421,058  1,664,334
#    ASMedia Technology, Inc................................   170,424  2,359,342
#    ASPEED Technology, Inc.................................   157,599  2,322,348
#    ASROCK, Inc............................................   317,000    500,895
     ATE Energy International Co., Ltd......................     9,000      9,903
     Aten International Co., Ltd............................   650,479  1,631,899
     Audix Corp.............................................   614,600    702,334
#    AURAS Technology Co., Ltd..............................   474,148    924,163
     Aurona Industries, Inc.................................   508,000    309,054
#    Aurora Corp............................................   509,349  1,550,895
     Avalue Technology, Inc.................................   320,000    377,619

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
#    Avermedia Technologies.................................  1,525,446 $  462,266
*    Avision, Inc...........................................    386,000     51,920
#    AVY Precision Technology, Inc..........................    605,691    565,142
#    Awea Mechantronic Co., Ltd.............................    273,210    265,451
     Axiomtek Co., Ltd......................................    421,000    681,884
# *  Azurewave Technologies, Inc............................    457,000    294,066
#    Bank of Kaohsiung Co., Ltd.............................  3,516,548  1,000,559
#    Basso Industry Corp....................................    960,900  1,358,293
#    BenQ Materials Corp....................................  1,377,000    645,612
#    BES Engineering Corp................................... 12,838,750  2,915,156
#    Bin Chuan Enterprise Co., Ltd..........................    565,070    256,167
# *  Bionet Corp............................................    132,000     99,538
#    Bionime Corp...........................................    202,000    310,948
#    Biostar Microtech International Corp...................  1,292,975    403,378
#    Bioteque Corp..........................................    444,308  1,201,390
#    Bizlink Holding, Inc...................................    862,492  4,614,809
# *  Boardtek Electronics Corp..............................    893,000    797,763
     Bon Fame Co., Ltd......................................    135,000    198,918
     Bothhand Enterprise, Inc...............................    391,000    466,229
#    Bright Led Electronics Corp............................    809,520    260,391
#    Brighton-Best International Taiwan, Inc................    833,318    897,378
*    Browave Corp...........................................    479,000    479,893
     C Sun Manufacturing, Ltd...............................  1,189,221    958,296
*    Calin Technology Co., Ltd..............................     86,000     83,082
*    Cameo Communications, Inc..............................  1,675,818    430,388
#    Capital Futures Corp...................................    765,642  1,023,759
     Capital Securities Corp................................ 15,092,501  4,522,582
#    Career Technology MFG. Co., Ltd........................  2,912,469  4,040,285
*    Carnival Industrial Corp...............................  1,419,000    200,497
#    Casetek Holdings, Ltd..................................  1,315,571  1,860,870
     Cathay Chemical Works..................................     30,000     16,548
#    Cathay Real Estate Development Co., Ltd................  4,504,700  2,679,285
#    Cayman Engley Industrial Co., Ltd......................    262,099    939,294
     CCP Contact Probes Co., Ltd............................    137,000     84,458
#    Celxpert Energy Corp...................................    581,000    584,326
     Center Laboratories, Inc...............................  1,442,023  2,671,008
#    Central Reinsurance Co., Ltd...........................    965,380    519,383
#    Chain Chon Industrial Co., Ltd.........................  1,286,000    335,922
#    ChainQui Construction Development Co., Ltd.............    550,714    506,847
# *  Champion Building Materials Co., Ltd...................  2,387,851    536,097
#    Champion Microelectronic Corp..........................      6,758      8,764
     Chang Wah Electromaterials, Inc........................    251,905  1,041,012
#    Chang Wah Technology Co., Ltd..........................     77,817    592,106
#    Channel Well Technology Co., Ltd.......................  1,263,000    889,444
     Chant Sincere Co., Ltd.................................    411,000    278,410
#    Charoen Pokphand Enterprise............................  1,319,985  1,790,956
     Chaun-Choung Technology Corp...........................    457,000  1,537,477
     CHC Healthcare Group...................................    722,000    767,744
#    CHC Resources Corp.....................................    472,282    770,013
#    Chen Full International Co., Ltd.......................    686,000    720,989
#    Chenbro Micom Co., Ltd.................................    463,000    499,928
     Cheng Loong Corp.......................................  6,327,383  4,041,141
# *  Cheng Mei Materials Technology Corp....................  5,012,900  1,165,025
     Cheng Uei Precision Industry Co., Ltd..................  3,100,331  2,140,573
     Chenming Mold Industry Corp............................    816,437    369,059
     Chia Chang Co., Ltd....................................    878,000    774,536
     Chia Hsin Cement Corp..................................  2,603,121    968,992

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
#    Chian Hsing Forging Industrial Co., Ltd................    265,000 $  348,851
#    Chicony Power Technology Co., Ltd......................  1,152,454  1,604,976
     Chieftek Precision Co., Ltd............................    393,750    919,980
#    Chien Kuo Construction Co., Ltd........................  1,660,312    516,314
#    Chilisin Electronics Corp..............................    964,380  2,322,956
#    Chime Ball Technology Co., Ltd.........................    203,840    303,134
     China Bills Finance Corp...............................  5,788,000  2,473,461
#    China Chemical & Pharmaceutical Co., Ltd...............  1,958,000  1,157,909
#    China Ecotek Corp......................................    214,000    202,268
#    China Electric Manufacturing Corp......................  2,593,900    734,951
#    China Fineblanking Technology Co., Ltd.................    446,432    537,199
#    China General Plastics Corp............................  3,110,951  1,847,915
#    China Glaze Co., Ltd...................................    507,002    170,083
     China Man-Made Fiber Corp.............................. 11,692,605  3,716,042
     China Metal Products...................................  1,945,603  1,896,769
     China Motor Corp.......................................  1,272,000    960,274
*    China Petrochemical Development Corp................... 21,223,000  7,772,938
     China Steel Chemical Corp..............................  1,142,554  4,650,903
#    China Steel Structure Co., Ltd.........................    621,000    523,523
#    China Wire & Cable Co., Ltd............................    716,160    557,824
#    Chinese Maritime Transport, Ltd........................    754,594    739,993
*    Ching Feng Home Fashions Co., Ltd......................    577,409    265,363
#    Chin-Poon Industrial Co., Ltd..........................  2,738,207  3,060,114
     Chipbond Technology Corp...............................  4,640,000  8,545,897
*    ChipMOS Techinologies, Inc., ADR.......................      6,040     79,607
*    ChipMOS Techinologies, Inc.............................  1,370,076    947,825
#    Chlitina Holding, Ltd..................................    388,000  2,593,848
     Chong Hong Construction Co., Ltd.......................  1,286,666  2,933,282
#    Chun YU Works & Co., Ltd...............................  1,442,000    923,156
     Chun Yuan Steel........................................  2,655,529    859,339
     Chung Hsin Electric & Machinery Manufacturing Corp.....  3,002,375  1,975,604
*    Chung Hung Steel Corp..................................  7,637,979  2,921,239
     Chung Hwa Food Industrial Co., Ltd.....................     96,850    209,127
#    Chung Hwa Pulp Corp....................................  3,927,405  1,155,405
     Chunghwa Chemical Synthesis & Biotech Co., Ltd.........    139,000     91,830
*    Chunghwa Picture Tubes, Ltd............................ 14,410,000    654,847
     Chunghwa Precision Test Tech Co., Ltd..................      9,000    121,922
     Chyang Sheng Dyeing & Finishing Co., Ltd...............  1,255,000    468,491
     Cleanaway Co., Ltd.....................................    569,000  3,140,206
#    Clevo Co...............................................  3,795,200  2,955,744
# *  CMC Magnetics Corp..................................... 14,960,566  2,675,985
#    C-Media Electronics, Inc...............................    464,000    244,395
     CoAsia Microelectronics Corp...........................    803,397    259,870
#    Coland Holdings, Ltd...................................    320,998    286,294
#    Collins Co., Ltd.......................................    562,431    169,078
     Compeq Manufacturing Co., Ltd..........................  5,443,000  3,496,028
     Compucase Enterprise...................................    527,000    356,496
#    Concord Securities Co., Ltd............................  4,011,110    937,143
#    Concraft Holding Co., Ltd..............................    301,400  1,145,535
     Continental Holdings Corp..............................  3,306,320  1,387,914
# *  Contrel Technology Co., Ltd............................  1,087,000    568,263
#    Coremax Corp...........................................    442,000  1,379,169
     Coretronic Corp........................................  3,293,200  4,531,741
#    Co.-Tech Development Corp..............................  1,202,533    994,053
#    Cowealth Medical Holding Co., Ltd......................    139,700    209,469
#    Coxon Precise Industrial Co., Ltd......................    841,000    408,268
#    Creative Sensor, Inc...................................    757,000    448,067

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CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
TAIWAN -- (Continued)
# *  CSBC Corp. Taiwan...................................... 1,463,422 $1,532,095
#    CTCI Corp.............................................. 1,999,000  2,823,022
#    C-Tech United Corp.....................................   376,971    205,711
#    Cub Elecparts, Inc.....................................   412,811  2,498,208
#    CviLux Corp............................................   567,040    409,487
#    CX Technology Co., Ltd.................................   313,755    209,045
     Cyberlink Corp.........................................   539,697  1,084,297
#    CyberPower Systems, Inc................................   295,000    687,625
#    CyberTAN Technology, Inc............................... 2,414,779    955,069
#    Cypress Technology Co., Ltd............................   271,700    501,003
     DA CIN Construction Co., Ltd........................... 1,190,711    705,413
#    Dadi Early-Childhood Education Group, Ltd..............   166,886  1,154,991
     Dafeng TV, Ltd.........................................   493,870    543,654
#    Da-Li Development Co., Ltd............................. 1,211,032  1,052,990
*    Danen Technology Corp.................................. 2,771,000    254,907
#    Darfon Electronics Corp................................ 1,769,550  2,040,204
#    Darwin Precisions Corp................................. 2,660,635  1,325,183
#    Davicom Semiconductor, Inc.............................   611,888    302,885
     Daxin Materials Corp...................................   409,200    855,712
#    De Licacy Industrial Co., Ltd.......................... 2,191,407  1,393,547
*    Delpha Construction Co., Ltd...........................   847,931    430,482
     Depo Auto Parts Ind Co., Ltd...........................   800,000  1,738,224
     Dimerco Data System Corp...............................   290,000    316,631
     Dimerco Express Corp...................................   828,000    503,349
# *  D-Link Corp............................................ 4,909,668  1,601,857
#    Draytek Corp...........................................   332,000    285,596
     Dyaco International, Inc...............................    35,000     31,652
     DYNACOLOR, Inc.........................................   306,000    355,335
# *  Dynamic Electronics Co., Ltd........................... 2,052,321    485,878
     Dynapack International Technology Corp................. 1,164,000  1,463,642
     E Ink Holdings, Inc.................................... 2,271,000  1,798,305
     Eastern Media International Corp....................... 3,337,511  1,500,107
#    ECOVE Environment Corp.................................   218,000  1,204,898
# *  Edimax Technology Co., Ltd............................. 1,489,108    401,781
*    Edison Opto Corp.......................................   861,000    342,652
#    Edom Technology Co., Ltd............................... 1,255,968    501,083
#    eGalax_eMPIA Technology, Inc...........................   397,131    501,527
#    Egis Technology, Inc...................................   505,000  1,592,880
     Elan Microelectronics Corp............................. 1,986,400  3,711,050
# *  E-Lead Electronic Co., Ltd.............................   507,942    212,391
*    Electric Power Technology, Ltd.........................   141,000     97,040
#    E-LIFE MALL Corp.......................................   512,000  1,031,491
#    Elite Advanced Laser Corp.............................. 1,014,226  1,772,777
#    Elite Material Co., Ltd................................ 2,041,350  4,091,803
#    Elite Semiconductor Memory Technology, Inc............. 2,053,200  1,975,818
     Elitegroup Computer Systems Co., Ltd................... 2,670,254  1,099,104
#    eMemory Technology, Inc................................   523,000  3,880,752
#    Emerging Display Technologies Corp.....................   748,000    218,234
*    ENG Electric Co., Ltd.................................. 1,073,514    125,601
#    Ennoconn Corp..........................................   320,972  2,134,762
     EnTie Commercial Bank Co., Ltd......................... 2,229,603    906,763
#    Epileds Technologies, Inc..............................   607,000    276,800
# *  Episil Holdings, Inc...................................   867,000    493,752
#    Epistar Corp........................................... 6,706,000  6,080,493
     Eslite Spectrum Corp. (The)............................    72,000    299,951
     Eson Precision Ind. Co., Ltd...........................   525,000    471,870
#    Eternal Materials Co., Ltd............................. 5,144,985  3,835,440

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
*    E-Ton Solar Tech Co., Ltd..............................  2,909,209 $  238,296
*    Etron Technology, Inc..................................  3,017,000    833,782
     Eurocharm Holdings Co., Ltd............................    282,000    793,974
# *  Everest Textile Co., Ltd...............................  3,023,957  1,174,802
     Evergreen International Storage & Transport Corp.......  4,083,000  1,690,722
     Everlight Chemical Industrial Corp.....................  3,499,606  1,750,707
#    Everlight Electronics Co., Ltd.........................  3,180,000  2,739,841
# *  Everspring Industry Co., Ltd...........................  1,017,000    360,948
#    Excelsior Medical Co., Ltd.............................    670,217    962,975
#    EZconn Corp............................................    346,000    310,996
     Far Eastern Department Stores, Ltd.....................  9,209,000  4,605,987
     Far Eastern International Bank......................... 18,126,108  5,803,441
     Faraday Technology Corp................................    334,305    347,972
#    Farglory F T Z Investment Holding Co., Ltd.............    485,000    291,399
     Farglory Land Development Co., Ltd.....................  2,337,000  2,671,508
# *  Federal Corp...........................................  3,492,238  1,231,893
#    Feedback Technology Corp...............................    254,200    602,228
     Feng Hsin Steel Co., Ltd...............................  3,347,100  6,349,878
     Fine Blanking & Tool Co., Ltd..........................     13,000     14,715
# *  First Copper Technology Co., Ltd.......................  1,173,000    342,978
#    First Hi-Tec Enterprise Co., Ltd.......................    464,205    466,709
#    First Hotel............................................  1,084,350    481,762
     First Insurance Co., Ltd. (The)........................  1,395,179    609,198
# *  First Steamship Co., Ltd...............................  4,110,424  1,418,436
*    FIT Holding Co., Ltd...................................    485,456    283,966
     FLEXium Interconnect, Inc..............................  2,337,087  5,908,487
     Flytech Technology Co., Ltd............................    820,309  1,844,950
     FocalTech Systems Co., Ltd.............................  2,071,048  1,518,423
#    Forest Water Environment Engineering Co., Ltd..........    319,000    584,103
     Formosa Advanced Technologies Co., Ltd.................  1,212,000  1,205,357
     Formosa International Hotels Corp......................    386,329  1,669,147
#    Formosa Laboratories, Inc..............................    689,832    876,669
#    Formosa Oilseed Processing Co., Ltd....................    662,567  1,604,590
#    Formosa Optical Technology Co., Ltd....................    160,000    297,253
     Formosan Rubber Group, Inc.............................  2,586,952  1,196,792
#    Formosan Union Chemical................................  2,529,193  1,350,287
#    Fortune Electric Co., Ltd..............................  1,047,078    605,799
#    Founding Construction & Development Co., Ltd...........  1,114,623    576,675
#    Foxsemicon Integrated Technology, Inc..................    409,027  1,431,587
#    Froch Enterprise Co., Ltd..............................  1,287,189    494,753
     FSP Technology, Inc....................................  1,062,427    588,863
#    Fulgent Sun International Holding Co., Ltd.............    642,827    936,555
     Fullerton Technology Co., Ltd..........................    668,600    371,798
#    Fulltech Fiber Glass Corp..............................  2,588,083  1,250,144
#    Fwusow Industry Co., Ltd...............................    867,138    511,176
#    G Shank Enterprise Co., Ltd............................    952,281    670,365
*    G Tech Optoelectronics Corp............................    749,354    248,596
#    Gallant Precision Machining Co., Ltd...................  1,186,000    878,434
     Gamania Digital Entertainment Co., Ltd.................    140,000    258,716
#    GCS Holdings, Inc......................................    520,000    740,836
#    GEM Services, Inc......................................    410,700    699,692
#    Gemtek Technology Corp.................................  2,470,219  1,469,738
#    General Plastic Industrial Co., Ltd....................    410,357    348,882
#    Generalplus Technology, Inc............................    380,000    364,231
*    Genesis Photonics, Inc.................................    461,976     31,967
     Genesys Logic, Inc.....................................    633,000    536,350
#    Genius Electronic Optical Co., Ltd.....................    312,427  2,029,458

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
                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
# *  Genmont Biotech, Inc...................................    299,000 $  250,286
     Genovate Biotechnology Co., Ltd........................    256,000    229,570
#    GeoVision, Inc.........................................    510,096    325,199
     Getac Technology Corp..................................  2,816,360  3,318,381
#    Giantplus Technology Co., Ltd..........................  2,449,900    726,741
#    Gigabyte Technology Co., Ltd...........................  4,118,800  5,415,348
#    Gigasolar Materials Corp...............................    187,880    515,876
# *  Gigastorage Corp.......................................  2,671,561    609,774
#    Ginko International Co., Ltd...........................    373,000  2,129,700
#    Global Brands Manufacture, Ltd.........................  2,093,359    790,634
#    Global Lighting Technologies, Inc......................    605,000    668,713
     Global Mixed Mode Technology, Inc......................    538,000  1,039,694
#    Global PMX Co., Ltd....................................    278,000    647,961
#    Global Unichip Corp....................................    638,000  4,359,665
     Globe Union Industrial Corp............................  1,587,914    751,343
     Gloria Material Technology Corp........................  4,040,547  2,184,532
*    GlycoNex, Inc..........................................    258,000    202,213
*    Gold Circuit Electronics, Ltd..........................  3,261,227  1,081,702
#    Golden Friends Corp....................................    250,600    439,683
#    Goldsun Building Materials Co., Ltd....................  9,458,722  2,498,941
#    Good Way Technology Co., Ltd...........................    175,000    135,400
     Good Will Instrument Co., Ltd..........................    355,869    242,937
     Grand Fortune Securities Co., Ltd......................  1,666,000    432,705
#    Grand Ocean Retail Group, Ltd..........................    701,000    729,662
     Grand Pacific Petrochemical............................  7,236,000  4,897,704
#    Grand Plastic Technology Corp..........................    133,000    396,019
#    GrandTech CG Systems, Inc..............................    387,000    454,940
#    Grape King Bio, Ltd....................................    755,000  4,762,181
#    Great China Metal Industry.............................  1,134,000    910,711
#    Great Taipei Gas Co., Ltd..............................  1,912,000  1,756,543
     Great Wall Enterprise Co., Ltd.........................  4,143,868  4,042,704
     Greatek Electronics, Inc...............................  2,152,000  2,686,447
# *  Green Energy Technology, Inc...........................  2,369,457    776,013
#    Green River Holding Co., Ltd...........................    108,950    359,995
#    Green Seal Holding, Ltd................................    335,700    394,365
     GTM Holdings Corp......................................    801,150    450,802
     Gudeng Precision Industrial Co., Ltd...................     44,000     42,060
#    Hannstar Board Corp....................................  2,292,049  1,570,792
#    HannStar Display Corp.................................. 21,469,505  4,736,855
*    HannsTouch Solution, Inc...............................  3,960,805    736,295
     Hanpin Electron Co., Ltd...............................    430,000    420,607
#    Harvatek Corp..........................................  1,000,949    403,348
#    Hey Song Corp..........................................  2,037,750  1,832,361
     Hi-Clearance, Inc......................................    185,000    581,164
#    Highlight Tech Corp....................................    596,000    347,705
#    HIM International Music, Inc...........................    201,710    515,844
#    Hiroca Holdings, Ltd...................................    638,448  1,478,367
*    HiTi Digital, Inc......................................    993,935    216,020
#    Hitron Technology, Inc.................................  1,610,557    878,007
*    Ho Tung Chemical Corp..................................  6,813,684  1,470,129
#    Hocheng Corp...........................................  2,223,700    557,480
     Hold-Key Electric Wire & Cable Co., Ltd................    205,908     52,732
#    Holiday Entertainment Co., Ltd.........................    559,800  1,038,447
#    Holtek Semiconductor, Inc..............................  1,311,000  2,483,652
#    Holy Stone Enterprise Co., Ltd.........................    988,910  3,120,116
     Hong Pu Real Estate Development Co., Ltd...............  1,799,185  1,153,040
#    Hong TAI Electric Industrial...........................  1,589,000    468,471

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
     Hong YI Fiber Industry Co..............................  1,282,652 $  634,521
     Horizon Securities Co., Ltd............................  2,827,000    571,173
#    Hota Industrial Manufacturing Co., Ltd.................  1,550,932  6,529,643
#    Hotron Precision Electronic Industrial Co., Ltd........    416,466    474,766
#    Hsin Kuang Steel Co., Ltd..............................  1,975,443  2,127,138
     Hsin Yung Chien Co., Ltd...............................    256,100    638,705
     Hsing TA Cement Co.....................................    488,162    197,909
#    Hu Lane Associate, Inc.................................    616,866  1,576,661
     HUA ENG Wire & Cable Co., Ltd..........................  2,905,565    812,357
     Huaku Development Co., Ltd.............................  1,821,816  3,705,825
#    Huang Hsiang Construction Corp.........................    846,800    681,340
     Hung Ching Development & Construction Co., Ltd.........  1,225,000    923,213
     Hung Sheng Construction, Ltd...........................  4,246,080  3,610,419
     Huxen Corp.............................................    301,244    381,825
*    Hwa Fong Rubber Industrial Co., Ltd....................  1,923,890    784,044
#    Hwacom Systems, Inc....................................    442,000    173,545
#    Ibase Technology, Inc..................................    919,206    962,366
*    Ichia Technologies, Inc................................  2,362,000  1,058,476
# *  I-Chiun Precision Industry Co., Ltd....................  1,337,313    364,158
# *  Ideal Bike Corp........................................  1,305,734    315,095
     IEI Integration Corp...................................  1,366,388  1,426,584
#    Infortrend Technology, Inc.............................  1,371,163    479,317
#    Info-Tek Corp..........................................    478,000    217,623
     Innodisk Corp..........................................    462,864  1,599,954
#    Inpaq Technology Co., Ltd..............................    678,000    527,333
#    Intai Technology Corp..................................    252,000    641,478
#    Integrated Service Technology, Inc.....................    432,178    464,294
#    IntelliEPI, Inc........................................    225,000    322,512
     International CSRC Investment Holdings Co..............  5,545,941  6,220,476
     International Games System Co., Ltd....................    426,000  1,895,130
#    Iron Force Industrial Co., Ltd.........................    379,393    752,934
     I-Sheng Electric Wire & Cable Co., Ltd.................    791,000  1,020,546
#    ITE Technology, Inc....................................  1,145,095  1,124,632
#    ITEQ Corp..............................................  1,484,614  1,905,992
     J Touch Corp...........................................     11,000        201
     Jarllytec Co., Ltd.....................................    383,000    530,750
#    Jentech Precision Industrial Co., Ltd..................    448,868    834,392
     Jess-Link Products Co., Ltd............................    815,925    699,854
#    Jih Lin Technology Co., Ltd............................    309,000    680,953
     Jih Sun Financial Holdings Co., Ltd.................... 11,724,332  3,405,389
#    Jinan Acetate Chemical Co., Ltd........................     49,000    190,218
#    Jinli Group Holdings, Ltd..............................  1,052,653    553,573
     Johnson Health Tech Co., Ltd...........................    737,257    757,774
#    Jourdeness Group, Ltd..................................    298,000    747,977
#    K Laser Technology, Inc................................  1,102,000    416,307
#    Kaori Heat Treatment Co., Ltd..........................    613,197    699,573
#    Kaulin Manufacturing Co., Ltd..........................    919,330    478,556
     KEE TAI Properties Co., Ltd............................  2,783,473  1,054,512
     Kenda Rubber Industrial Co., Ltd.......................  1,203,000  1,152,706
#    Kenmec Mechanical Engineering Co., Ltd.................  1,494,000    440,348
     Kerry TJ Logistics Co., Ltd............................  1,641,000  1,934,886
     Key Ware Electronics Co., Ltd..........................    266,244     73,037
#    Kindom Construction Corp...............................  2,658,000  1,464,600
     King Chou Marine Technology Co., Ltd...................    489,920    539,429
     King Slide Works Co., Ltd..............................     16,000    166,490
     King Yuan Electronics Co., Ltd.........................  9,256,979  5,421,554
#    Kingcan Holdings, Ltd..................................    394,273    158,159

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CONTINUED


                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
#    Kingpak Technology, Inc................................    217,117 $  866,992
     King's Town Bank Co., Ltd..............................  4,565,701  4,368,550
#    King's Town Construction Co., Ltd......................    889,074    539,573
#    Kinik Co...............................................    858,000  1,470,579
# *  Kinko Optical Co., Ltd.................................    964,000    714,299
     Kinpo Electronics...................................... 10,035,157  3,007,293
#    Kinsus Interconnect Technology Corp....................  2,128,000  2,792,472
#    KMC Kuei Meng International, Inc.......................    464,253  1,435,584
     KNH Enterprise Co., Ltd................................    333,020    108,453
#    KS Terminals, Inc......................................    913,482  1,123,711
     Kung Long Batteries Industrial Co., Ltd................    462,000  2,142,546
#    Kung Sing Engineering Corp.............................  1,965,000    452,400
*    Kuo Toong International Co., Ltd.......................  1,707,511  1,156,218
#    Kuoyang Construction Co., Ltd..........................  3,902,383  1,418,378
     Kwong Fong Industries Corp.............................    840,764    377,026
#    Kwong Lung Enterprise Co., Ltd.........................    520,000    692,411
#    KYE Systems Corp.......................................  1,939,672    518,627
#    L&K Engineering Co., Ltd...............................  1,281,048  1,051,883
#    La Kaffa International Co., Ltd........................    142,701    295,149
#    LAN FA Textile.........................................  1,708,933    448,646
#    Land Mark Optoelectronics Corp.........................    445,300  2,959,741
#    Lanner Electronics, Inc................................    745,626    910,725
#    Laser Tek Taiwan Co., Ltd..............................    516,504    482,721
#    Laster Tech Corp., Ltd.................................    314,000    312,946
     LCY Chemical Corp......................................  1,757,383  2,955,746
*    Leader Electronics, Inc................................    749,000    166,638
     Leadtrend Technology Corp..............................    120,086     78,176
#    Lealea Enterprise Co., Ltd.............................  6,003,892  1,838,792
     Ledlink Optics, Inc....................................    325,300    284,477
     Ledtech Electronics Corp...............................    351,000     93,381
     LEE CHI Enterprises Co., Ltd...........................  1,386,000    403,850
#    Lelon Electronics Corp.................................    628,300    853,897
#    Lemtech Holdings Co., Ltd..............................    153,000    750,891
*    Leofoo Development Co., Ltd............................  1,810,116    322,536
#    LES Enphants Co., Ltd..................................  1,029,754    295,942
#    Lextar Electronics Corp................................  2,460,500  1,315,435
#    Li Cheng Enterprise Co., Ltd...........................    593,506    757,320
*    Li Peng Enterprise Co., Ltd............................  5,193,897  1,363,168
     Lian HWA Food Corp.....................................    600,625    633,997
*    Lida Holdings, Ltd.....................................    296,000    543,862
# *  Lien Chang Electronic Enter............................    454,000    120,260
     Lien Hwa Industrial Corp...............................  4,921,587  4,852,894
     Lifestyle Global Enterprise, Inc.......................    110,000    365,993
#    Lingsen Precision Industries, Ltd......................  2,752,506    746,754
#    Lion Travel Service Co., Ltd...........................    279,000    748,938
     Lite-On Semiconductor Corp.............................  1,694,539  1,372,179
     Long Bon International Co., Ltd........................  2,876,093  1,388,252
#    Long Chen Paper Co., Ltd...............................  4,405,006  2,252,977
#    Longwell Co............................................    788,000    650,086
#    Lotes Co., Ltd.........................................    460,778  2,588,273
# *  Lotus Pharmaceutical Co., Ltd..........................    103,000    199,177
     Lu Hai Holding Corp....................................    315,690    285,068
# *  Lucky Cement Corp......................................  1,645,000    381,545
     Lumax International Corp., Ltd.........................    640,592  1,289,549
     Lung Yen Life Service Corp.............................  1,259,000  2,373,472
# *  LuxNet Corp............................................    715,153    375,321
#    Macauto Industrial Co., Ltd............................    371,000    854,263

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
                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
#    Machvision, Inc........................................    236,000 $2,428,167
#    Macroblock, Inc........................................    241,011    649,331
#    Macronix International................................. 10,827,486  6,028,738
#    Makalot Industrial Co., Ltd............................  1,424,677  7,644,834
#    Materials Analysis Technology, Inc.....................    291,041    393,902
#    Mayer Steel Pipe Corp..................................    944,567    423,507
     Maywufa Co., Ltd.......................................     69,322     27,233
#    Mechema Chemicals International Corp...................    236,000    480,965
#    Meiloon Industrial Co..................................    974,730    621,714
     Mercuries & Associates Holding, Ltd....................  3,100,696  1,997,639
*    Mercuries Life Insurance Co., Ltd......................  8,929,896  3,916,742
#    Merry Electronics Co., Ltd.............................  1,287,477  5,579,751
*    Microbio Co., Ltd......................................  2,912,607  1,574,827
     Microelectronics Technology, Inc.......................    367,655    190,796
     Microlife Corp.........................................    374,600  1,020,821
#    Mildef Crete, Inc......................................    356,000    432,510
     MIN AIK Technology Co., Ltd............................  1,059,452    495,487
#    Mirle Automation Corp..................................  1,333,098  1,660,454
     Mitac Holdings Corp....................................  5,239,403  4,260,300
#    Mobiletron Electronics Co., Ltd........................    507,800    475,150
#    momo.com, Inc..........................................    223,000  1,345,677
# *  Mosel Vitelic, Inc.....................................    178,482    132,099
# *  Motech Industries, Inc.................................  3,353,731    705,153
#    MPI Corp...............................................    474,000    778,740
#    Nak Sealing Technologies Corp..........................    394,954    916,196
     Namchow Holdings Co., Ltd..............................  1,306,000  1,844,935
#    Nan Kang Rubber Tire Co., Ltd..........................  4,245,952  3,711,064
#    Nan Liu Enterprise Co., Ltd............................    309,000  1,567,202
     Nan Ren Lake Leisure Amusement Co., Ltd................    765,000    158,536
#    Nan Ya Printed Circuit Board Corp......................  1,804,000  1,442,777
     Nang Kuang Pharmaceutical Co., Ltd.....................    449,000    414,047
#    Nantex Industry Co., Ltd...............................  2,088,606  1,951,129
#    National Petroleum Co., Ltd............................    217,824    281,734
     Netronix, Inc..........................................    519,000    527,994
*    New Asia Construction & Development Corp...............    338,835     67,137
     New Best Wire Industrial Co., Ltd......................    195,600    183,966
#    New Era Electronics Co., Ltd...........................    312,000    151,057
*    Newmax Technology Co., Ltd.............................    151,009    250,945
#    Nexcom International Co., Ltd..........................    751,094    477,646
#    Nichidenbo Corp........................................  1,079,417  1,679,043
#    Nien Hsing Textile Co., Ltd............................    999,345    738,053
#    Niko Semiconductor Co., Ltd............................    374,000    334,253
     Nishoku Technology, Inc................................    262,400    460,912
#    Nova Technology Corp...................................     70,000    333,755
#    Nuvoton Technology Corp................................    656,000    777,881
     O-Bank Co., Ltd........................................  1,070,000    263,311
# *  Ocean Plastics Co., Ltd................................  1,107,200    918,135
#    On-Bright Electronics, Inc.............................    227,052  1,266,185
     OptoTech Corp..........................................  3,188,358  1,633,647
#    Orient Europharma Co., Ltd.............................    321,000    524,920
*    Orient Semiconductor Electronics, Ltd..................  5,196,000  1,179,139
     Oriental Union Chemical Corp...........................  5,474,267  4,967,621
     O-TA Precision Industry Co., Ltd.......................    111,227     54,622
     Pacific Construction Co................................  1,868,921    692,598
     Pacific Hospital Supply Co., Ltd.......................    420,000    909,469
#    Paiho Shih Holdings Corp...............................    999,820  1,325,814
# *  Pan Jit International, Inc.............................  2,371,541  1,714,775

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
                                                              SHARES    VALUE>>
                                                             --------- ----------
TAIWAN -- (Continued)
#    Pan-International Industrial Corp...................... 2,973,747 $1,706,733
#    Pao long International Co., Ltd........................   436,000    200,568
#    Parade Technologies, Ltd...............................   331,401  4,410,783
# *  Paragon Technologies Co., Ltd..........................   480,246    256,940
     Parpro Corp............................................   218,000    197,215
*    PChome Online, Inc.....................................   157,676    720,971
#    PCL Technologies, Inc..................................   260,040    513,120
     P-Duke Technology Co., Ltd.............................   308,500    719,616
#    PharmaEngine, Inc......................................   453,581  1,535,621
#    Pharmally International Holding Co., Ltd...............   285,452  2,156,954
# *  Phihong Technology Co., Ltd............................ 2,365,401    629,973
#    Phoenix Tours International, Inc.......................   299,450    318,671
*    Pili International Multimedia Co., Ltd.................    38,500     47,430
     Pixart Imaging, Inc....................................   733,150  1,943,247
     Planet Technology Corp.................................   190,000    326,366
     Plastron Precision Co., Ltd............................   551,462    236,362
#    Plotech Co., Ltd.......................................   616,000    302,012
#    Polytronics Technology Corp............................   382,027    627,947
#    Posiflex Technology, Inc...............................   355,457  1,084,756
#    Power Wind Health Industry, Inc........................   142,282    666,434
*    Powertech Industrial Co., Ltd..........................    80,000     32,532
#    Poya International Co., Ltd............................   330,098  2,876,691
     President Securities Corp.............................. 6,630,524  2,686,706
#    Primax Electronics, Ltd................................ 2,783,000  3,761,335
*    Prime Electronics & Satellitics, Inc...................   624,822     82,620
     Prince Housing & Development Corp...................... 9,008,644  2,942,207
# *  Princeton Technology Corp.............................. 1,016,000    214,222
     Pro Hawk Corp..........................................   122,000    504,318
     Promate Electronic Co., Ltd............................ 1,227,000  1,090,220
*    Promise Technology, Inc................................ 1,094,286    293,303
#    Prosperity Dielectrics Co., Ltd........................   708,559  1,140,051
     P-Two Industries, Inc..................................   221,000    142,589
     Qisda Corp............................................. 3,314,900  1,885,270
#    QST International Corp.................................   407,000    887,252
     Qualipoly Chemical Corp................................   679,048    581,294
#    Quang Viet Enterprise Co., Ltd.........................   101,000    342,093
#    Quanta Storage, Inc.................................... 1,507,000  1,035,935
     Quintain Steel Co., Ltd................................ 1,760,823    465,831
#    Radiant Opto-Electronics Corp.......................... 3,733,000  9,810,427
*    Radium Life Tech Co., Ltd.............................. 5,207,100  2,569,991
#    Rafael Microelectronics, Inc...........................   160,000    510,346
#    Rechi Precision Co., Ltd............................... 2,626,181  1,935,064
#    Rexon Industrial Corp., Ltd............................    81,000    137,449
#    Rich Development Co., Ltd.............................. 4,476,036  1,268,629
#    RichWave Technology Corp...............................   339,900    404,832
*    Right WAY Industrial Co., Ltd..........................   115,000     81,195
*    Ritek Corp............................................. 8,617,924  2,764,058
# *  Roo Hsing Co., Ltd..................................... 5,236,000  2,309,644
#    Rotam Global Agrosciences, Ltd.........................   497,268    295,582
#    Ruentex Engineering & Construction Co..................   208,000    260,479
     Run Long Construction Co., Ltd.........................    58,000    100,968
#    Sagittarius Life Science Corp..........................   156,889    195,274
#    Samebest Co., Ltd......................................   166,400    849,539
     Sampo Corp............................................. 3,467,327  1,296,685
     San Fang Chemical Industry Co., Ltd.................... 1,333,647    996,223
     San Far Property, Ltd..................................   133,300     48,873
#    San Shing Fastech Corp.................................   794,875  1,272,340

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
                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
     Sanitar Co., Ltd.......................................    311,000 $  361,648
#    Sanyang Motor Co., Ltd.................................  4,189,628  2,684,925
#    SCI Pharmtech, Inc.....................................    502,395  1,173,049
     Scientech Corp.........................................    357,000    609,135
#    SDI Corp...............................................    891,000  1,939,088
     Sea Sonic Electronics Co., Ltd.........................     45,000     40,624
#    Senao International Co., Ltd...........................    813,541    904,985
     Senao Networks, Inc....................................    202,000    539,394
#    Sercomm Corp...........................................  1,655,000  2,646,987
     Sesoda Corp............................................  1,290,712    974,030
     Shan-Loong Transportation Co., Ltd.....................    558,000    507,226
#    Sharehope Medicine Co., Ltd............................    773,107    641,520
     Sheng Yu Steel Co., Ltd................................    867,980    549,545
#    ShenMao Technology, Inc................................    604,891    394,257
     Shieh Yih Machinery Industry Co., Ltd..................    166,000     58,311
#    Shih Her Technologies, Inc.............................    360,000    338,997
*    Shih Wei Navigation Co., Ltd...........................  2,023,384    478,553
#    Shihlin Electric & Engineering Corp....................  1,745,000  2,261,287
     Shin Hai Gas Corp......................................      1,245      1,537
     Shin Kong Financial Holding Co., Ltd...................  8,486,339  2,797,971
     Shin Zu Shing Co., Ltd.................................  1,268,144  3,117,052
     Shinih Enterprise Co., Ltd.............................     71,000     36,657
*    Shining Building Business Co., Ltd.....................  2,954,272    938,501
     Shinkong Insurance Co., Ltd............................  1,471,131  1,706,193
     Shinkong Synthetic Fibers Corp......................... 10,593,395  3,586,035
#    Shinkong Textile Co., Ltd..............................    979,542  1,286,720
#    Shiny Chemical Industrial Co., Ltd.....................    458,031  1,133,295
# *  Shuttle, Inc...........................................  2,436,152    809,011
     Sigurd Microelectronics Corp...........................  2,925,974  2,630,613
# *  Silicon Integrated Systems Corp........................  3,406,887    808,058
*    Silitech Technology Corp...............................    994,774    373,862
     Simplo Technology Co., Ltd.............................  1,286,800  7,483,762
     Sinbon Electronics Co., Ltd............................  1,562,813  4,318,700
     Sincere Navigation Corp................................  2,424,786  1,252,449
     Single Well Industrial Corp............................    296,916    153,016
     Sinher Technology, Inc.................................    332,000    494,554
     Sinmag Equipment Corp..................................    314,056  1,264,133
     Sino-American Electronic Co., Ltd......................    564,703     12,490
     Sinon Corp.............................................  3,065,510  1,665,697
#    Sinphar Pharmaceutical Co., Ltd........................  1,103,938    664,958
     Sinyi Realty Co........................................  1,657,660  1,580,390
     Sirtec International Co., Ltd..........................    765,600    531,543
     Sitronix Technology Corp...............................    901,879  2,337,483
#    Siward Crystal Technology Co., Ltd.....................  1,207,000    592,908
#    Soft-World International Corp..........................    817,000  1,750,301
# *  Solar Applied Materials Technology Co..................  1,415,846    802,913
#    Solomon Technology Corp................................    869,000    473,912
     Solteam Electronics Co., Ltd...........................    484,034    371,550
#    Song Shang Electronics Co., Ltd........................    697,840    307,838
#    Sonix Technology Co., Ltd..............................  1,094,000    937,537
     Southeast Cement Co., Ltd..............................  1,053,700    472,256
# *  Speed Tech Corp........................................    582,000    765,334
#    Spirox Corp............................................    667,824    595,647
     Sporton International, Inc.............................    511,192  1,904,944
     St Shine Optical Co., Ltd..............................    198,000  3,534,736
     Standard Chemical & Pharmaceutical Co., Ltd............    904,571    855,847
#    Stark Technology, Inc..................................    787,688    922,821
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
                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
#    Sun Race Sturmey-Archer, Inc...........................    220,000 $  134,107
     Sunjuice Holdings Co., Ltd.............................     72,000    326,347
#    Sunko INK Co., Ltd.....................................    865,000    254,765
#    Sunny Friend Environmental Technology Co., Ltd.........    500,000  3,610,635
#    Sunonwealth Electric Machine Industry Co., Ltd.........  1,400,487  1,522,537
     Sunplus Technology Co., Ltd............................  3,925,000  1,323,597
     Sunrex Technology Corp.................................  1,024,567    505,888
#    Sunspring Metal Corp...................................    824,000    798,076
*    Sunty Development Co., Ltd.............................     42,000     14,283
#    Supreme Electronics Co., Ltd...........................  2,838,508  2,393,305
#    Swancor Holding Co., Ltd...............................    429,206    817,060
#    Sweeten Real Estate Development Co., Ltd...............    538,874    343,934
#    Symtek Automation Asia Co., Ltd........................    305,172    454,802
     Syncmold Enterprise Corp...............................  1,173,000  1,944,702
#    Synmosa Biopharma Corp.................................    642,166    519,303
#    Sysage Technology Co., Ltd.............................    762,583    702,174
*    Sysgration.............................................    945,256    213,692
     Systex Corp............................................  1,405,388  2,815,854
     T3EX Global Holdings Corp..............................    713,117    579,420
#    TA Chen Stainless Pipe.................................  6,470,251  9,142,783
#    Ta Liang Technology Co., Ltd...........................    388,000    516,772
#    Ta Ya Electric Wire & Cable............................  4,305,306  1,520,617
     Ta Yih Industrial Co., Ltd.............................    219,000    385,881
     Tah Hsin Industrial Corp...............................    439,600    361,969
     TAI Roun Products Co., Ltd.............................    201,000     78,029
#    TA-I Technology Co., Ltd...............................    866,718  1,270,739
# *  Tai Tung Communication Co., Ltd........................    604,197    305,968
     Taichung Commercial Bank Co., Ltd...................... 17,559,990  5,794,634
#    TaiDoc Technology Corp.................................    374,470  1,577,363
#    Taiflex Scientific Co., Ltd............................  1,480,340  1,445,148
#    Taimide Tech, Inc......................................    742,250  1,046,186
#    Tainan Enterprises Co., Ltd............................    902,370    496,081
#    Tainan Spinning Co., Ltd...............................  9,481,044  3,728,528
# *  Tainergy Tech Co., Ltd.................................  1,582,000    235,437
     Tainet Communication System Corp.......................     66,000    124,787
     Tai-Saw Technology Co., Ltd............................    235,120    119,278
#    Taisun Enterprise Co., Ltd.............................  2,602,648  1,273,569
# *  Taita Chemical Co., Ltd................................  1,331,951    466,618
     Taiwan Cement Corp.....................................    656,867    738,374
#    Taiwan Chinsan Electronic Industrial Co., Ltd..........    670,935    756,803
     Taiwan Cogeneration Corp...............................  2,747,566  2,321,250
     Taiwan Fertilizer Co., Ltd.............................    238,000    323,675
     Taiwan Fire & Marine Insurance Co., Ltd................  1,356,338    872,829
#    Taiwan FU Hsing Industrial Co., Ltd....................  1,173,000  1,203,337
     Taiwan Hon Chuan Enterprise Co., Ltd...................  2,262,468  3,489,253
     Taiwan Hopax Chemicals Manufacturing Co., Ltd..........  1,276,120    784,372
*    Taiwan IC Packaging Corp...............................    106,000     15,428
*    Taiwan Land Development Corp...........................  6,351,991  1,643,202
*    Taiwan Line Tek Electronic.............................    678,306    552,608
     Taiwan Navigation Co., Ltd.............................  1,346,777    886,697
     Taiwan Optical Platform Co., Ltd.......................      9,453     34,950
#    Taiwan Paiho, Ltd......................................  1,991,287  2,949,237
     Taiwan PCB Techvest Co., Ltd...........................  2,089,238  1,633,665
# *  Taiwan Prosperity Chemical Corp........................    285,000    222,410
#    Taiwan Pulp & Paper Corp...............................  2,174,980  1,201,372
#    Taiwan Sakura Corp.....................................  1,463,803  1,583,739
     Taiwan Sanyo Electric Co., Ltd.........................    417,400    302,509

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
                                                               SHARES     VALUE>>
                                                             ---------- -----------
TAIWAN -- (Continued)
     Taiwan Semiconductor Co., Ltd..........................  1,582,000 $ 2,379,493
#    Taiwan Shin Kong Security Co., Ltd.....................  1,728,710   1,869,615
#    Taiwan Styrene Monomer.................................  3,812,209   2,841,090
     Taiwan Surface Mounting Technology Corp................  2,208,388   2,412,275
     Taiwan Taxi Co., Ltd...................................     58,800     104,480
# *  Taiwan TEA Corp........................................  5,299,897   2,683,382
#    Taiwan Union Technology Corp...........................  1,548,000   4,260,542
#    Taiyen Biotech Co., Ltd................................    857,883     813,391
*    Tatung Co., Ltd........................................ 10,097,015  11,802,706
     Tayih Lun An Co., Ltd..................................    315,890     181,933
#    TCI Co., Ltd...........................................    552,826   7,744,462
     Te Chang Construction Co., Ltd.........................    334,206     214,874
#    Teapo Electronic Corp..................................    558,000     523,100
     Tehmag Foods Corp......................................    154,800     975,000
     Ten Ren Tea Co., Ltd...................................    164,980     196,343
#    Test Research, Inc.....................................  1,233,820   1,715,996
     Test-Rite International Co., Ltd.......................  2,262,495   1,642,340
*    Tex-Ray Industrial Co., Ltd............................    803,000     232,976
#    Thinking Electronic Industrial Co., Ltd................    629,204   1,258,444
#    Thye Ming Industrial Co., Ltd..........................  1,178,669   1,211,172
     T-Mac Techvest PCB Co., Ltd............................    329,000     129,928
#    Ton Yi Industrial Corp.................................  5,500,644   2,348,059
#    Tong Hsing Electronic Industries, Ltd..................  1,101,963   3,292,424
     Tong Yang Industry Co., Ltd............................  3,523,741   3,984,549
*    Tong-Tai Machine & Tool Co., Ltd.......................  1,557,892     875,545
#    TOPBI International Holdings, Ltd......................    289,109     847,373
#    Topco Scientific Co., Ltd..............................  1,403,087   2,910,044
#    Topco Technologies Corp................................    239,000     507,559
     Topkey Corp............................................     60,000     172,790
     Topoint Technology Co., Ltd............................  1,006,898     560,784
#    Toung Loong Textile Manufacturing......................    694,000     731,801
#    TPK Holding Co., Ltd...................................  2,736,000   4,265,866
#    Trade-Van Information Services Co......................    245,000     256,154
     Transart Graphics Co., Ltd.............................     18,000      28,713
#    Transcend Information, Inc.............................    986,000   2,061,726
*    TrueLight Corp.........................................    535,700     373,439
#    Tsang Yow Industrial Co., Ltd..........................    592,000     337,205
     Tsann Kuen Enterprise Co., Ltd.........................    357,686     223,920
#    TSC Auto ID Technology Co., Ltd........................    185,700   1,033,935
*    TSEC Corp..............................................  2,915,205     470,192
#    TSRC Corp..............................................  4,903,200   4,529,027
#    Ttet Union Corp........................................    300,000     943,854
     TTFB Co., Ltd..........................................     71,000     512,786
     TTY Biopharm Co., Ltd..................................  1,831,979   4,788,783
#    Tul Corp...............................................    101,200     139,696
     Tung Ho Steel Enterprise Corp..........................  6,639,000   4,503,691
#    Tung Thih Electronic Co., Ltd..........................    466,600     955,936
#    TURVO International Co., Ltd...........................    471,922     998,509
# *  TWi Pharmaceuticals, Inc...............................    319,000     632,137
     TXC Corp...............................................  2,404,053   2,404,244
#    TYC Brother Industrial Co., Ltd........................  1,595,980   1,182,044
*    Tycoons Group Enterprise...............................  2,284,505     492,413
#    Tyntek Corp............................................  2,229,039   1,098,731
     UDE Corp...............................................    486,000     369,563
#    Ultra Chip, Inc........................................    439,000     549,813
     U-Ming Marine Transport Corp...........................  3,747,000   3,924,044
#    Unimicron Technology Corp.............................. 10,285,000   5,026,926

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
                                                               SHARES    VALUE>>
                                                             ---------- ----------
TAIWAN -- (Continued)
#    Union Bank Of Taiwan...................................  7,846,693 $2,447,443
     Union Insurance Co., Ltd...............................    467,660    277,228
     Unitech Computer Co., Ltd..............................    684,804    404,524
#    Unitech Printed Circuit Board Corp.....................  4,159,937  1,752,872
     United Integrated Services Co., Ltd....................  1,808,439  3,237,979
#    United Orthopedic Corp.................................    693,935    831,017
     United Radiant Technology..............................    735,000    344,988
# *  United Renewable Energy Co., Ltd....................... 14,637,403  3,260,488
# *  Unity Opto Technology Co., Ltd.........................  2,760,500    745,662
     Univacco Technology, Inc...............................     32,000     18,694
     Universal Cement Corp..................................  2,965,433  1,797,294
*    Universal Microelectronics Co., Ltd....................     29,000     18,471
#    Universal Microwave Technology, Inc....................    350,526    781,675
*    Unizyx Holding Corp....................................  2,738,430    923,015
     UPC Technology Corp....................................  7,335,611  2,699,497
#    Userjoy Technology Co., Ltd............................    247,487    448,124
     USI Corp...............................................  7,076,156  2,704,327
     Usun Technology Co., Ltd...............................    354,200    355,660
#    Utechzone Co., Ltd.....................................    390,000    657,725
     UVAT Technology Co., Ltd...............................      4,000      2,681
#    Ve Wong Corp...........................................    660,696    525,489
     VHQ Media Holdings, Ltd................................    170,000    541,180
     Victory New Materials, Ltd. Co.........................    846,120    554,782
#    Visual Photonics Epitaxy Co., Ltd......................  1,313,772  2,374,206
#    Vivotek, Inc...........................................    172,200    535,573
     Voltronic Power Technology Corp........................      9,000    145,679
#    Wafer Works Corp.......................................  2,723,548  2,775,803
#    Waffer Technology Co., Ltd.............................    780,000    410,762
*    Wah Hong Industrial Corp...............................    144,021     79,282
     Wah Lee Industrial Corp................................  1,266,000  1,985,730
#    Walsin Technology Corp.................................  2,159,793  9,126,624
#    Walton Advanced Engineering, Inc.......................  2,305,197    770,841
     WAN HWA Enterprise Co..................................    781,238    311,001
     Waterland Financial Holdings Co., Ltd.................. 15,821,982  5,145,025
*    Ways Technical Corp., Ltd..............................     38,000     34,842
*    Wei Chuan Foods Corp...................................  1,027,000    633,548
     Weikeng Industrial Co., Ltd............................  2,102,515  1,300,518
     Well Shin Technology Co., Ltd..........................    683,000  1,009,889
     Weltrend Semiconductor.................................     64,000     47,842
# *  Wha Yu Industrial Co., Ltd.............................    301,000    150,508
     Wholetech System Hitech, Ltd...........................    194,000    179,738
#    Winmate, Inc...........................................    237,000    383,940
     Winstek Semiconductor Co., Ltd.........................    469,000    342,483
     Wintek Corp............................................  5,447,000     60,397
#    Wisdom Marine Lines Co., Ltd...........................  2,801,953  2,679,062
#    Wisechip Semiconductor, Inc............................    137,302    218,014
     Wistron NeWeb Corp.....................................  2,262,155  5,278,665
     Wowprime Corp..........................................    483,000  1,276,097
     WT Microelectronics Co., Ltd...........................  3,499,450  4,513,948
# *  WUS Printed Circuit Co., Ltd...........................  1,718,700    806,628
     XAC Automation Corp....................................    539,000    406,498
     XPEC Entertainment, Inc................................    192,135     15,399
#    Xxentria Technology Materials Corp.....................    953,207  1,820,462
*    Yang Ming Marine Transport Corp........................  8,849,981  2,451,458
#    YC Co., Ltd............................................  3,093,453  1,292,695
     YC INOX Co., Ltd.......................................  2,587,388  2,069,081
     YCC Parts Manufacturing Co., Ltd.......................    204,000    214,933

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CONTINUED


                                                              SHARES       VALUE>>
                                                            ----------- --------------
TAIWAN -- (Continued)
    Yea Shin International Development Co., Ltd............     860,076 $      425,494
#   Yeong Guan Energy Technology Group Co., Ltd............     754,929      1,024,708
#   YFC-Boneagle Electric Co., Ltd.........................     751,000        605,939
    YFY, Inc...............................................  11,143,212      4,042,410
#   Yi Jinn Industrial Co., Ltd............................   1,676,284        665,505
    Yieh Phui Enterprise Co., Ltd..........................   9,658,833      3,000,947
    Ying Han Technology Co., Ltd...........................      73,000         81,215
    Yonyu Plastics Co., Ltd................................     497,600        525,668
#   Young Fast Optoelectronics Co., Ltd....................     905,872        447,907
#   Youngtek Electronics Corp..............................     903,666      1,108,371
    Yuanta Futures Co., Ltd................................     280,000        360,611
    Yulon Finance Corp.....................................     807,480      2,223,895
#   Yulon Motor Co., Ltd...................................   3,998,000      2,337,564
    Yung Chi Paint & Varnish Manufacturing Co., Ltd........     466,869      1,116,805
    Yungshin Construction & Development Co., Ltd...........     690,000        666,955
    YungShin Global Holding Corp...........................   1,491,015      1,908,583
    Yungtay Engineering Co., Ltd...........................   2,989,000      5,462,245
    Yusin Holding Corp.....................................       6,000         12,028
    Zeng Hsing Industrial Co., Ltd.........................     426,107      1,978,424
#   Zenitron Corp..........................................   1,416,000        899,264
#   Zero One Technology Co., Ltd...........................     731,000        442,357
    Zig Sheng Industrial Co., Ltd..........................   3,607,732      1,059,562
#   Zinwell Corp...........................................   2,279,586      1,270,109
#   Zippy Technology Corp..................................     944,948        889,449
    ZongTai Real Estate Development Co., Ltd...............   1,454,277        765,417
                                                            ----------- --------------
TOTAL TAIWAN...............................................              1,051,704,149
                                                                        --------------
THAILAND -- (4.1%)
    AAPICO Hitech PCL......................................     110,000         82,293
    AAPICO Hitech PCL......................................   1,013,740        758,394
    Advanced Information Technology PCL....................     660,000        414,118
    AEON Thana Sinsap Thailand PCL.........................     451,600      2,656,471
    AEON Thana Sinsap Thailand PCL.........................      74,500        438,235
    After You PCL..........................................   1,343,700        297,924
*   AJ Advance Technology PCL..............................   1,485,100         16,576
    AJ Plast PCL...........................................   1,497,588        435,949
*   Amarin Printing & Publishing PCL.......................     415,000         57,587
    Amata Corp. PCL........................................   4,963,510      3,608,464
    Amata VN PCL...........................................     291,900         52,833
    Ananda Development PCL.................................  16,517,600      2,302,000
    AP Thailand PCL........................................  12,639,916      3,126,616
    Asia Aviation PCL......................................  13,800,800      1,665,255
    Asia Capital Group PCL.................................     755,900        134,534
    Asia Plus Group Holdings PCL...........................   8,929,600      1,007,442
    Asia Sermkij Leasing PCL...............................   1,092,200        770,965
    Asian Insulators PCL...................................  12,731,600         89,294
    Asian Phytoceuticals PCL...............................     139,443         18,677
    Asian Seafoods Coldstorage PCL.........................   1,040,400        229,108
    Bangchak Corp. PCL.....................................   2,877,700      2,864,679
    Bangkok Airways PCL....................................   6,715,700      2,370,247
    Bangkok Aviation Fuel Services PCL.....................   1,881,546      1,887,222
    Bangkok Chain Hospital PCL.............................  11,350,037      6,676,492
    Bangkok Insurance PCL..................................     182,381      1,931,093
    Bangkok Land PCL....................................... 108,396,570      5,624,196
    Bangkok Ranch PCL......................................   4,475,000        658,763
    Beauty Community PCL...................................  19,501,400      5,882,775

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CONTINUED


                                                              SHARES    VALUE>>
                                                            ---------- ----------
THAILAND -- (Continued)
*   BEC World PCL..........................................  8,927,248 $1,642,721
    Better World Green PCL................................. 16,389,700    598,236
    Big Camera Corp. PCL................................... 13,002,600    682,489
*   BJC Heavy Industries PCL...............................  3,479,500    243,513
    Buriram Sugar PCL......................................  1,978,400    405,826
    Cal-Comp Electronics Thailand PCL...................... 17,045,744    997,549
    Central Plaza Hotel PCL................................    484,500    588,269
    CH Karnchang PCL.......................................  4,626,300  3,558,692
    Charoong Thai Wire & Cable PCL.........................    967,100    266,937
    Christiani & Nielsen Thai..............................  2,543,200    165,711
    Chularat Hospital PCL.................................. 48,956,500  3,751,116
*   CIMB Thai Bank PCL.....................................  7,604,900    194,997
    CK Power PCL........................................... 22,534,990  3,398,943
    COL PCL................................................    242,900    175,855
    Com7 PCL...............................................  3,044,500  1,901,090
*   Country Group Development PCL.......................... 26,880,900  1,086,588
    Country Group Holdings PCL.............................  8,622,100    270,497
*   Demco PCL..............................................  1,793,700    199,120
    Dhipaya Insurance PCL..................................  2,323,800  1,640,329
    Diamond Building Products PCL..........................  1,389,700    236,857
    Dusit Thani PCL........................................    114,500     38,685
    Dynasty Ceramic PCL.................................... 23,824,480  1,652,980
    Eastern Polymer Group PCL..............................  8,262,700  1,919,240
    Eastern Printing PCL...................................    705,512     72,786
    Eastern Printing PCL...................................     39,796      4,106
    Eastern Water Resources Development and Management
      PCL.................................................. 5,072,600.  1,698,518
*   Energy Earth PCL.......................................  4,765,400     39,359
    Erawan Group PCL (The)................................. 14,920,670  3,285,698
    Esso Thailand PCL......................................  8,035,000  3,514,555
    Forth Corp. PCL........................................  2,232,900    451,295
    Forth Smart Service PCL................................  2,541,300    590,287
    Fortune Parts Industry PCL.............................  2,658,200    158,770
*   G J Steel PCL.......................................... 16,722,780    126,114
    GFPT PCL...............................................  4,535,500  1,956,490
    Global Green Chemicals PCL.............................  1,202,500    391,765
*   GMM Grammy PCL.........................................    121,460     28,212
    Golden Land Property Development PCL...................  9,615,130  2,668,452
    Grand Canal Land PCL................................... 12,245,000  1,085,982
*   Group Lease PCL........................................    132,500     27,779
    Haad Thip PCL..........................................     16,600      8,012
    Hana Microelectronics PCL..............................  4,869,496  5,324,864
    ICC International PCL..................................    204,600    243,792
    Ichitan Group PCL......................................  4,239,400    508,984
*   Inter Far East Energy Corp.............................  4,679,700     82,061
    Interhides PCL.........................................  1,057,300    290,239
    Interlink Communication PCL............................  1,498,100    202,458
*   International Engineering PCL.......................... 39,494,487      4,527
*   Italian-Thai Development PCL........................... 15,390,927  1,272,131
    Jasmine International PCL.............................. 27,428,700  4,261,171
    Jay Mart PCL...........................................  2,350,195    368,658
    JMT Network Services PCL...............................  2,181,700    677,874
*   JSP Property PCL.......................................    532,200      8,188
    Jubilee Enterprise PCL.................................     24,700     12,667
    JWD Infologistics PCL..................................  3,287,100    728,814
    Kang Yong Electric PCL.................................      4,000     49,955
    Karmarts PCL...........................................  3,348,500    426,265

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CONTINUED


                                                              SHARES    VALUE>>
                                                            ---------- ----------
THAILAND -- (Continued)
    KCE Electronics PCL....................................  4,526,600 $5,086,451
    KGI Securities Thailand PCL............................  9,132,800  1,212,197
    Khon Kaen Sugar Industry PCL........................... 15,072,837  1,509,557
*   Khonburi Sugar PCL.....................................    138,500     17,798
    Lam Soon Thailand PCL..................................  1,383,900    188,695
    Lanna Resources PCL....................................  1,833,750    791,029
    LH Financial Group PCL................................. 55,910,039  2,529,866
    Loxley PCL.............................................  7,932,176    492,920
    LPN Development PCL....................................    136,400     38,472
    LPN Development PCL....................................  6,997,503  1,973,655
    Major Cineplex Group PCL...............................  3,672,200  2,614,296
    Malee Group PCL........................................    792,300    308,316
    Master Ad PCL..........................................  9,409,700    454,163
    Maybank Kim Eng Securities Thailand PCL................  1,203,300    442,843
    MBK PCL................................................  7,391,900  5,440,795
    MC Group PCL...........................................  3,353,800  1,224,162
*   MCOT PCL...............................................  2,506,000    699,261
    MCS Steel PCL..........................................  1,667,900    352,196
    Mega Lifesciences PCL..................................  3,415,100  3,863,235
    Millcon Steel PCL......................................  3,005,633    162,295
    Modernform Group PCL...................................  2,292,900    289,120
    Mono Technology PCL.................................... 13,080,000    785,195
    Muang Thai Insurance PCL...............................     61,288    184,881
    Muramoto Electron Thailand PCL.........................     14,000     89,532
    Namyong Terminal PCL...................................  4,469,000    694,279
*   Nation Multimedia Group PCL............................  8,825,500     37,938
    Netbay PCL.............................................    597,100    576,386
    Nirvana Daii PCL.......................................    206,600     23,558
    Origin Property PCL....................................  3,788,250  1,051,339
    Padaeng Industry PCL...................................    971,400    380,941
    PCS Machine Group Holding PCL..........................  2,503,800    528,706
    Plan B Media Pcl.......................................  9,886,800  1,938,588
    Platinum Group PCL (The)...............................  3,391,500    808,231
    Polyplex Thailand PCL..................................  3,951,550  1,788,032
*   Power Solution Technologies PCL........................  4,933,700     96,739
*   Precious Shipping PCL..................................  8,368,400  2,903,065
    Premier Marketing PCL..................................  2,653,000    712,268
*   Principal Capital PCL..................................  1,296,400    191,625
    Property Perfect PCL................................... 43,365,800  1,308,169
    Pruksa Holding PCL.....................................  4,145,400  2,526,005
    PTG Energy PCL.........................................  6,592,900  2,088,249
    Pylon PCL..............................................  1,160,700    260,851
    Quality Houses PCL..................................... 70,532,226  6,680,881
    Raimon Land PCL........................................ 12,553,600    526,380
    Rajthanee Hospital PCL.................................    138,900     97,628
    Ratchthani Leasing PCL................................. 12,368,350  3,301,958
    Regional Container Lines PCL...........................  3,754,500    622,919
    Rojana Industrial Park PCL.............................  8,363,211  1,362,333
    RS PCL.................................................  4,019,500  1,964,281
    S 11 Group PCL.........................................  1,096,300    249,685
    Saha Pathana Inter-Holding PCL.........................    699,100  1,402,418
    Sahamitr Pressure Container PCL........................     57,000     23,385
    Saha-Union PCL.........................................    859,300  1,172,951
    Sahaviriya Steel Industries PCL........................ 87,225,900     24,734
    Samart Corp. PCL.......................................  3,957,900    853,665
*   Samart Digital Public Co., Ltd......................... 11,993,100    144,713
    Samart Telcoms PCL.....................................  2,020,600    487,626

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CONTINUED


                                                              SHARES    VALUE>>
                                                            ---------- ----------
THAILAND -- (Continued)
    Sansiri PCL............................................ 71,679,010 $3,394,752
    Sappe PCL..............................................  1,887,100  1,212,526
    SC Asset Corp. PCL..................................... 21,666,715  2,222,227
    Scan Inter PCL.........................................  3,924,500    570,621
*   SCG Ceramics PCL.......................................  4,998,929    398,105
    SEAFCO PCL.............................................  2,904,820    836,833
    Sena Development PCL...................................  2,172,733    237,264
    Siam Future Development PCL............................  9,742,873  2,263,050
    Siam Wellness Group Pcl................................  2,230,400    894,851
    Siamgas & Petrochemicals PCL...........................  8,678,800  2,775,122
*   Singha Estate PCL...................................... 24,172,754  2,289,667
    SNC Former PCL.........................................    241,600    102,762
    Somboon Advance Technology PCL.........................  2,270,137  1,390,159
    SPCG PCL...............................................  3,328,900  2,028,470
    Sri Ayudhya Capital PCL................................    328,200    438,095
    Sri Trang Agro-Industry PCL............................  7,950,308  4,292,926
    Sriracha Construction PCL..............................    830,400    305,607
    Srisawad Corp. PCL.....................................  4,422,500  5,936,689
    Srisawad Finance PCL...................................    409,295    327,189
    Srithai Superware PCL.................................. 10,347,100    374,556
    Srivichai Vejvivat PCL.................................     48,000     10,787
*   Stars Microelectronics Thailand PCL....................  1,990,600    134,508
*   STP & I PCL............................................  7,477,064  1,082,652
*   Sub Sri Thai PCL.......................................     92,930     16,540
    Supalai PCL............................................  9,228,991  6,096,981
*   Super Energy Corp. PCL................................. 99,607,600  2,103,328
    Susco PCL..............................................  1,179,500    104,607
    SVI PCL................................................ 12,539,500  2,118,287
*   Symphony Communication PCL.............................    255,405     40,834
    Synergetic Auto Performance Co., Ltd...................  1,851,600    337,924
    Synnex Thailand PCL....................................  2,545,400  1,136,408
    Syntec Construction PCL................................  6,088,300    668,519
    Taokaenoi Food & Marketing PCL.........................  4,223,580  1,643,565
    Tapaco PCL.............................................    989,500    201,482
*   Tata Steel Thailand PCL................................ 26,758,900    556,973
    Thai Agro Energy PCL...................................     97,470      6,233
*   Thai Airways International PCL.........................  6,511,600  2,553,569
*   Thai Airways International PCL.........................    141,400     55,451
    Thai Central Chemical PCL..............................    295,800    312,308
    Thai Metal Trade PCL...................................  1,176,100    500,242
    Thai Nakarin Hospital PCL..............................    256,900    308,047
    Thai President Foods PCL...............................      1,430      6,881
    Thai Rayon PCL.........................................     38,400     52,995
    Thai Reinsurance PCL................................... 12,259,300    373,511
    Thai Solar Energy PCL..................................  4,570,095    363,953
    Thai Stanley Electric PCL..............................    206,600  1,501,979
    Thai Steel Cable PCL...................................      3,400      1,385
    Thai Vegetable Oil PCL.................................  4,780,175  4,073,603
    Thai Wacoal PCL........................................     78,000    106,471
    Thai Wah PCL...........................................  2,788,800    710,871
    Thaicom PCL............................................  4,115,500  1,061,464
    Thaifoods Group PCL....................................  8,490,500    998,882
    Thaire Life Assurance PCL..............................  2,618,800    592,489
    Thitikorn PCL..........................................  1,622,400    523,671
    Thoresen Thai Agencies PCL.............................  9,817,254  1,984,181
    Tipco Asphalt PCL......................................  4,537,300  1,998,328
    TIPCO Foods PCL........................................  2,066,682    561,090

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CONTINUED


                                                               SHARES     VALUE>>
                                                             ---------- ------------
THAILAND -- (Continued)
     TKS Technologies PCL...................................    206,500 $     66,653
     TPC Power Holdings Co., Ltd............................  1,582,900      501,371
     TPI Polene PCL......................................... 59,439,800    3,227,500
     TRC Construction PCL................................... 29,701,754      501,749
*    TTCL PCL...............................................  1,330,540      341,164
*    TTCL PCL...............................................  1,188,071      304,634
     TTW PCL................................................ 12,307,300    4,566,509
*    U City PCL............................................. 72,671,400       65,766
     Unique Engineering & Construction PCL..................  5,863,970    2,228,839
     United Paper PCL.......................................  3,093,900    1,007,967
*    United Power of Asia PCL...............................    500,000        7,391
     Univanich Palm Oil PCL.................................  2,135,200      434,769
     Univentures PCL........................................  7,314,000    1,621,656
     Vanachai Group PCL.....................................  5,178,959    1,101,408
     VGI Global Media PCL................................... 13,270,900    3,022,482
     Vibhavadi Medical Center PCL........................... 40,970,500    2,793,162
     Vinythai PCL...........................................  3,053,934    2,054,381
     WHA Corp. PCL.......................................... 36,319,300    4,513,892
     WHA Utilities and Power PCL............................  4,170,900      761,205
     Workpoint Entertainment PCL............................  1,345,640    1,278,662
                                                             ---------- ------------
TOTAL THAILAND..............................................             267,420,356
                                                                        ------------
TURKEY -- (1.1%)
     Adana Cimento Sanayii TAS, Class A.....................    584,890      582,590
# *  Afyon Cimento Sanayi TAS...............................    706,817      571,204
     Akcansa Cimento A.S....................................    504,119      681,627
# *  Akenerji Elektrik Uretim A.S...........................  3,042,841      321,196
#    Aksa Akrilik Kimya Sanayii A.S.........................    758,361    1,228,669
*    Aksa Enerji Uretim A.S.................................  1,419,563      966,992
     Aksigorta A.S..........................................  1,014,433      622,101
#    Alarko Holding A.S.....................................  1,821,002      642,114
#    Albaraka Turk Katilim Bankasi A.S......................  3,977,050      940,578
#    Alkim Alkali Kimya A.S.................................    146,193      650,911
#    Anadolu Anonim Turk Sigorta Sirketi....................  2,052,847    1,637,311
     Anadolu Cam Sanayii A.S................................  2,496,562    1,350,237
     Anadolu Hayat Emeklilik A.S............................    911,211      954,865
# *  Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S...........    109,641      138,215
#    AvivaSA Emeklilik ve Hayat A.S., Class A...............     63,639      132,121
     Aygaz A.S..............................................    709,919    1,546,354
# *  Bagfas Bandirma Gubre Fabrikalari A.S..................    320,867      303,606
# *  Baticim Bati Anadolu Cimento Sanayii A.S...............    814,991      336,375
# *  Bera Holding A.S.......................................  2,671,310      771,124
# *  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S......  1,146,397      346,610
# *  Bizim Toptan Satis Magazalari A.S......................    349,923      419,426
#    Bolu Cimento Sanayii A.S...............................    541,213      378,046
#    Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........    559,439      776,904
     Borusan Yatirim ve Pazarlama A.S.......................     28,364      190,488
*    Boyner Perakende Ve Tekstil Yatirimlari A.S............    312,961      256,965
# *  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S........    445,799      480,538
     Bursa Cimento Fabrikasi A.S............................    276,593      239,346
#    Celebi Hava Servisi A.S................................     63,837      621,166
     Cimsa Cimento Sanayi VE Ticaret A.S....................    596,434      801,726
# *  Deva Holding A.S.......................................    284,980      185,015
# *  Dogan Sirketler Grubu Holding A.S...................... 11,047,762    2,158,160
#    Dogus Otomotiv Servis ve Ticaret A.S...................    484,393      433,759
#    Eczacibasi Yatirim Holding Ortakligi A.S...............    257,055      307,840

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

SCHEDULE OF INVESTMENTS
CONTINUED


                                                              SHARES    VALUE>>
                                                             --------- ----------
TURKEY -- (Continued)
     EGE Endustri VE Ticaret A.S............................    14,939 $1,051,926
#    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
       Sanayi ve Ticaret A.S................................ 1,560,582    830,566
#    Erbosan Erciyas Boru Sanayii ve Ticaret A.S............    48,548    537,552
# *  Fenerbahce Futbol A.S..................................   282,748    359,205
# *  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S..... 1,085,833    235,284
# *  Global Yatirim Holding A.S............................. 2,122,277    941,242
#    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S....    43,022    240,450
#    Goodyear Lastikleri TAS................................   785,984    478,641
# *  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.......... 1,592,055    666,757
# *  GSD Holding AS......................................... 2,632,862    330,317
# *  Gubre Fabrikalari TAS..................................   939,339    499,602
#    Hektas Ticaret TAS.....................................   513,056    818,272
# *  Ihlas Gayrimenkul Proje Gelistirme Ve Ticaret A.S......   713,847    160,045
# *  Ihlas Holding A.S...................................... 7,162,300    398,374
     Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
       Ticaret A.S..........................................   207,345    209,173
*    Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S...   678,189    530,225
# *  Is Finansal Kiralama A.S............................... 1,172,215    454,708
     Is Yatirim Menkul Degerler A.S., Class A............... 1,184,461    430,545
# *  Izmir Demir Celik Sanayi A.S........................... 1,055,577    329,174
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class A.............................................. 2,124,050    814,990
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class B.............................................. 1,022,446    391,732
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class D.............................................. 7,346,389  4,026,841
# *  Karsan Otomotiv Sanayii Ve Ticaret A.S................. 1,215,183    249,786
#    Kartonsan Karton Sanayi ve Ticaret A.S.................     8,883    515,675
# *  Kerevitas Gida Sanayi ve Ticaret A.S...................   459,795    153,475
#    Konya Cimento Sanayii A.S..............................    12,948    411,411
#    Kordsa Teknik Tekstil A.S..............................   528,149  1,023,710
# *  Koza Altin Isletmeleri A.S.............................   226,641  1,826,840
# *  Koza Anadolu Metal Madencilik Isletmeleri A.S..........   831,604    752,051
# *  Logo Yazilim Sanayi Ve Ticaret A.S.....................   105,528    598,970
#    Mardin Cimento Sanayii ve Ticaret A.S..................   379,497    209,151
# *  Metro Ticari ve Mali Yatirimlar Holding A.S............ 1,838,848    256,988
# *  Migros Ticaret A.S.....................................   463,737  1,213,714
# *  NET Holding A.S........................................ 2,206,796    876,339
# *  Netas Telekomunikasyon A.S.............................   510,781    642,406
     Nuh Cimento Sanayi A.S.................................   435,429    657,342
#    Otokar Otomotiv Ve Savunma Sanayi A.S..................    83,957  1,072,239
# *  Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S..   354,911    151,390
# *  Parsan Makina Parcalari Sanayii A.S....................   126,184    569,001
# *  Pegasus Hava Tasimaciligi A.S..........................   326,074  1,172,735
     Pinar SUT Mamulleri Sanayii A.S........................   133,994    153,649
#    Polisan Holding A.S....................................   302,376    325,057
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S..... 1,472,408    864,461
# *  Sasa Polyester Sanayi A.S..............................   835,298  1,242,490
# *  Sekerbank Turk AS...................................... 3,162,508    521,797
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S............... 1,287,294    695,738
     Soda Sanayii A.S....................................... 3,254,164  3,946,316
#    Tat Gida Sanayi A.S....................................   635,556    430,386
     TAV Havalimanlari Holding A.S..........................   252,209  1,050,027
     Tekfen Holding A.S..................................... 1,497,957  5,702,883
# *  Teknosa Ic Ve Dis Ticaret A.S..........................   173,374    107,733
     Trakya Cam Sanayii A.S................................. 4,820,984  2,822,542

SCHEDULE OF INVESTMENTS
CONTINUED


                                                               SHARES      VALUE>>
                                                             ---------- --------------
TURKEY -- (Continued)
# *  Tumosan Motor ve Traktor Sanayi A.S....................    369,548 $      293,715
#    Turcas Petrol A.S......................................    932,689        230,836
     Turk Traktor ve Ziraat Makineleri A.S..................    111,967        728,360
     Turkiye Sinai Kalkinma Bankasi A.S..................... 11,740,928      1,493,582
# *  Ulker Biskuvi Sanayi A.S...............................    874,483      2,312,330
# *  Vestel Elektronik Sanayi ve Ticaret A.S................    834,662        995,090
# *  Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S............  1,001,129        693,026
# *  Zorlu Enerji Elektrik Uretim A.S.......................  6,600,696      1,311,683
                                                             ---------- --------------
TOTAL TURKEY................................................                74,984,724
                                                                        --------------
TOTAL COMMON STOCKS.........................................             6,116,392,832
                                                                        --------------
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.7%)
     AES Tiete Energia SA...................................      7,992          4,402
     Alpargatas SA..........................................  1,075,574      4,390,157
     Banco ABC Brasil S.A...................................    912,416      3,964,468
     Banco do Estado do Rio Grande do Sul SA, Class B.......  1,935,317     10,327,931
     Banco Pan SA...........................................  1,854,940        897,190
     Centrais Eletricas Santa Catarina......................     79,700        856,644
     Cia de Gas de Sao Paulo, Class A.......................    259,065      3,766,067
     Cia de Saneamento do Parana............................  2,362,001      6,397,681
     Cia de Transmissao de Energia Eletrica Paulista........    527,758      9,267,496
     Cia Energetica de Minas Gerais.........................  8,549,936     25,340,802
     Cia Energetica de Sao Paulo, Class B...................  1,941,300     10,354,643
     Cia Energetica do Ceara, Class A.......................    135,139      1,699,451
     Cia Ferro Ligas da Bahia - FERBASA.....................    467,871      2,376,128
     Cia Paranaense de Energia..............................    936,099      6,597,844
     Eucatex SA Industria e Comercio........................    147,078        173,893
*    Gol Linhas Aereas Inteligentes SA......................    389,348      1,925,031
     Grazziotin SA..........................................      8,800         54,765
     Marcopolo SA...........................................  5,321,033      5,619,148
     Randon SA Implementos e Participacoes..................  2,113,057      4,508,309
     Unipar Carbocloro SA...................................    427,085      4,865,886
     Usinas Siderurgicas de Minas Gerais SA, Class A........  3,297,127      9,107,743
                                                             ---------- --------------
TOTAL BRAZIL................................................               112,495,679
                                                                        --------------
CHILE -- (0.0%)
     Coca-Cola Embonor SA, Class B..........................    666,620      1,481,062
                                                             ---------- --------------
COLOMBIA -- (0.1%)
     Avianca Holdings SA....................................  3,056,704      1,875,130
     Banco Davivienda SA....................................     57,701        555,592
     Grupo Argos SA.........................................      3,405         13,749
                                                             ---------- --------------
TOTAL COLOMBIA..............................................                 2,444,471
                                                                        --------------
TOTAL PREFERRED STOCKS......................................               116,421,212
                                                                        --------------
RIGHTS/WARRANTS -- (0.0%)
INDONESIA -- (0.0%)
*    Medco Energi Internasional Tbk PT Warrants 12/11/20.... 14,744,133        298,713
                                                             ---------- --------------
MALAYSIA -- (0.0%)
*    Gabungan AQRS Bhd Warrants 09/26/23....................    448,875         35,400
*    Mitrajaya Holdings Bhd Warrants 04/17/23...............     46,780            978

SCHEDULE OF INVESTMENTS
CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
MALAYSIA -- (Continued)
*      Symphony Life Berhad Rights 11/01/18...................    306,287 $            0
                                                               ---------- --------------
TOTAL MALAYSIA................................................                    36,378
                                                                          --------------
POLAND -- (0.0%)
*      Hawe SA Rights 09/30/15................................    846,548              0
                                                               ---------- --------------
SOUTH KOREA -- (0.0%)
*      Barun Electronics Co., Ltd. Rights 11/29/18............    246,410         15,569
*      SK Securities Co., Ltd. Rights 12/04/18................    959,437        148,182
                                                               ---------- --------------
TOTAL SOUTH KOREA.............................................                   163,751
                                                                          --------------
TAIWAN -- (0.0%)
*      Jourdeness Group, Ltd. Rights 11/12/18.................      7,805              0
*      Sun Race Sturmey-Archer, Inc. Rights 12/6/18...........     33,000          5,332
*      Sunplus Technology Co., Ltd. Rights 10/24/18...........     32,833              0
*      Taichung Commercial Bank Rights 11/26/18...............    585,245              0
*      Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....    481,263          9,332
*      Yulon Finance Corp. Rights 10/05/18....................    235,220              0
                                                               ---------- --------------
TOTAL TAIWAN..................................................                    14,664
                                                                          --------------
THAILAND -- (0.0%)
*      JMT Network Services PCLWarrants 08/27/21..............    563,350         34,668
                                                               ---------- --------------
TOTAL RIGHTS/WARRANTS.........................................                   548,174
                                                                          --------------
TOTAL INVESTMENT SECURITIES...................................             6,233,362,218
                                                                          --------------

                                                                              VALUE
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (4.7%)
@ (S)  DFA Short Term Investment Fund......................... 26,680,532    308,693,759
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $7,023,397,243).......................................            $6,542,055,977
                                                                          ==============

ADR   American Depositary Receipt
CP    Certificate Participation.
GDR   Global Depositary Receipt.
P.L.C Public Limited Company.
SA    Special Assessment
ST    Special Tax.

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*     Non-Income Producing Securities.
#     Total or Partial Securities on Loan.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

As of October 31, 2018, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets
  Index (R)                  650     12/21/18  $33,568,522 $31,092,750   (2,475,772)

SCHEDULE OF INVESTMENTS
CONTINUED

                                                                        UNREALIZED
                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------              --------- ---------- ----------- ----------- --------------
S&P 500(R) Emini
  Index.................    110     12/21/18  $15,534,564 $14,911,050     (623,514)
                                              ----------- -----------  -----------
TOTAL FUTURES CONTRACTS.                      $49,103,086 $46,003,800  $(3,099,286)
                                              =========== ===========  ===========

Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                       -----------------------------------------------------
                           LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                       --------------  -------------- ------- --------------
  Common Stocks
     Brazil........... $  514,809,593              --   --    $  514,809,593
     Chile............        422,552  $  105,841,553   --       106,264,105
     China............     78,734,496   1,003,561,343   --     1,082,295,839
     Colombia.........     16,370,836              --   --        16,370,836
     Greece...........             --      22,007,590   --        22,007,590
     Hong Kong........         35,718         335,554   --           371,272
     Hungary..........             --       7,822,621   --         7,822,621
     India............        583,029     783,228,010   --       783,811,039
     Indonesia........        632,019     168,997,208   --       169,629,227
     Malaysia.........             --     226,634,452   --       226,634,452
     Mexico...........    182,533,339          56,523   --       182,589,862
     Philippines......             --      84,312,283   --        84,312,283
     Poland...........             --      81,825,294   --        81,825,294
     Russia...........      2,432,481              --   --         2,432,481
     Singapore........             --         175,795   --           175,795
     South Africa.....      9,976,614     438,991,007   --       448,967,621
     South Korea......      2,340,766     989,622,927   --       991,963,693
     Taiwan...........        363,573   1,051,340,576   --     1,051,704,149
     Thailand.........    267,142,443         277,913   --       267,420,356
     Turkey...........             --      74,984,724   --        74,984,724
  Preferred Stocks
     Brazil...........    112,495,679              --   --       112,495,679
     Chile............             --       1,481,062   --         1,481,062
     Colombia.........      2,444,471              --   --         2,444,471
  Rights/Warrants
     Indonesia........             --         298,713   --           298,713
     Malaysia.........             --          36,378   --            36,378
     South Korea......             --         163,751   --           163,751
     Taiwan...........             --          14,664   --            14,664
     Thailand.........             --          34,668   --            34,668
  Securities Lending
   Collateral.........             --     308,693,759   --       308,693,759
  Futures Contracts**.     (3,099,286)             --   --        (3,099,286)
                       --------------  --------------   --    --------------
  TOTAL............... $1,188,218,323  $5,350,738,368   --    $6,538,956,691
                       ==============  ==============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                          Shares   Value(double right angle quote)
                                                        ---------- -------------------------------
COMMON STOCKS -- (96.8%)
BRAZIL -- (9.1%)
    Aliansce Shopping Centers SA.......................    955,514          $  4,498,349
*   Alliar Medicos A Frente SA.........................    200,900               646,724
    Banco Bradesco SA, ADR.............................  2,284,062            20,944,849
    Banco Bradesco SA..................................    920,662             7,483,548
    Banco BTG Pactual SA...............................    165,425               878,799
    Banco do Brasil SA.................................  5,671,292            65,147,852
    Banco Santander Brasil SA..........................  1,943,535            22,038,742
*   Brasil Brokers Participacoes SA....................     81,676               130,365
    BrasilAgro - Co. Brasileira de Propriedades
      Agricolas........................................    176,684               674,167
*   BRF SA.............................................    597,734             3,517,500
*   Cia Siderurgica Nacional SA........................  4,647,072            11,950,149
*   Construtora Tenda SA...............................    434,602             3,331,773
*   Cosan Logistica SA.................................      3,000                10,270
    Cosan SA...........................................  1,183,572            10,256,670
    CSU Cardsystem SA..................................     23,200                46,132
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes....................................  2,756,617            10,814,620
*   Direcional Engenharia SA...........................  1,368,861             2,626,271
    Duratex SA.........................................  4,001,937            12,355,839
    Embraer SA.........................................  1,042,062             5,860,636
    Embraer SA, Sponsored ADR..........................    968,215            21,562,148
*   Even Construtora e Incorporadora SA................  1,787,056             2,300,147
    Ez Tec Empreendimentos e Participacoes SA..........    729,625             4,701,444
    Fibria Celulose SA.................................    523,595            10,108,908
    Fibria Celulose SA, Sponsored ADR..................  2,018,972            38,784,452
    Fras-Le SA.........................................      8,500                 9,981
    Gafisa SA, ADR.....................................    165,084             1,028,472
    Gerdau SA, Sponsored ADR...........................  7,033,312            30,594,907
    Gerdau SA..........................................  1,459,232             5,085,648
    Guararapes Confeccoes SA...........................     31,300             1,118,608
*   Helbor Empreendimentos SA..........................  2,537,426             1,138,654
    International Meal Co. Alimentacao SA, Class A.....    909,400             1,637,238
    Iochpe-Maxion SA...................................  1,407,439             7,329,348
    JBS SA............................................. 11,195,257            30,834,713
*   JHSF Participacoes SA..............................  1,139,474               483,775
*   JSL SA.............................................     61,700               113,237
    Kroton Educacional SA.............................. 10,164,014            31,189,854
*   Magnesita Refratarios SA...........................    643,250             9,696,715
*   Marfrig Global Foods SA............................     97,000               167,075
*   Marisa Lojas SA....................................    254,400               355,470
*   Mills Estruturas e Servicos de Engenharia SA.......    480,246               405,206
    Movida Participacoes SA............................    328,526               696,512
    MRV Engenharia e Participacoes SA..................  3,376,033            11,466,628
*   Paranapanema SA....................................  1,683,489               664,982
*   Petro Rio SA.......................................     27,400               876,152
    Petroleo Brasileiro SA, Sponsored ADR.............. 14,367,145           212,921,089
    Petroleo Brasileiro SA, Sponsored ADR.............. 11,860,183           192,727,974
    Petroleo Brasileiro SA.............................  6,217,583            50,656,218
    Porto Seguro SA....................................     98,386             1,437,654
    Portobello SA......................................     47,900                66,801
*   Profarma Distribuidora de Produtos Farmaceuticos SA     37,500                47,561
    QGEP Participacoes SA..............................  1,478,438             4,767,233
    Qualicorp Consultoria e Corretora de Seguros SA....    484,700             1,875,502
    Santos Brasil Participacoes SA.....................  1,256,600             1,205,445
    Sao Carlos Empreendimentos e Participacoes SA......     57,300               492,705
    Sao Martinho SA....................................    102,089               532,185
    Ser Educacional SA.................................    160,800               673,619
    SLC Agricola SA....................................    569,717             8,738,263

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares    Value(double right angle quote)
                                                        ----------- -------------------------------
BRAZIL -- (Continued)
*   Springs Global Participacoes SA....................      71,200         $      130,289
    Sul America SA.....................................   2,321,731             15,471,968
    T4F Entretenimento SA..............................     135,900                261,100
*   Tecnisa SA.........................................   1,585,414                575,120
    Tupy SA............................................     594,387              2,795,048
    Usinas Siderurgicas de Minas Gerais SA.............     531,600              1,828,424
    Vale SA, Sponsored ADR.............................  16,255,951            245,464,858
    Vale SA............................................  25,779,178            392,835,471
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A....................     335,690              1,374,692
                                                                            --------------
TOTAL BRAZIL...........................................                      1,532,442,748
                                                                            --------------
CHILE -- (1.5%)
    Besalco SA.........................................     512,877                411,470
    CAP SA.............................................   1,254,382             12,078,633
    Cementos BIO BIO SA................................     665,307                880,340
    Cencosud SA........................................  14,173,959             29,059,080
*   Cia Pesquera Camanchaca SA.........................     970,267                 98,660
*   Cia Sud Americana de Vapores SA....................  75,214,368              2,246,224
    Cristalerias de Chile SA...........................     264,624              2,202,875
    Empresa Nacional de Telecomunicaciones SA..........     590,381              4,270,508
*   Empresas AquaChile SA..............................     216,273                148,457
    Empresas CMPC SA...................................  12,712,718             43,696,755
    Empresas COPEC SA..................................   2,553,403             35,798,125
    Empresas Hites SA..................................   1,895,532              1,470,698
*   Empresas La Polar SA...............................  18,624,381                907,673
    Enel Americas SA, ADR..............................   3,876,008             30,542,943
    Enel Americas SA...................................  21,341,268              3,339,446
    Enel Chile SA, ADR.................................   2,913,074             12,526,218
    Grupo Security SA..................................   2,441,889              1,005,750
    Inversiones Aguas Metropolitanas SA................   4,697,740              6,467,808
    Itau CorpBanca..................................... 894,514,811              8,266,811
    Itau CorpBanca, ADR................................       3,677                 47,654
    Latam Airlines Group SA, Sponsored ADR.............     930,270              8,577,089
    Latam Airlines Group SA............................   1,778,558             16,190,922
    Masisa SA..........................................  41,779,325              2,228,879
    PAZ Corp. SA.......................................   2,208,690              3,255,732
    Ripley Corp. SA....................................  12,143,201             10,270,006
    Salfacorp SA.......................................   4,066,548              5,759,859
    Sigdo Koppers SA...................................     177,128                274,931
*   SMU SA.............................................     276,502                 73,020
    Sociedad Matriz SAAM SA............................  55,558,770              4,774,819
    Socovesa SA........................................   5,888,997              3,063,547
    Vina Concha y Toro SA..............................   1,552,271              2,921,472
                                                                            --------------
TOTAL CHILE............................................                        252,856,404
                                                                            --------------
CHINA -- (17.3%)
    361 Degrees International, Ltd.....................   6,238,000              1,451,498
*   A8 New Media Group, Ltd............................     986,000                 36,588
    Agile Group Holdings, Ltd..........................  13,432,999             15,433,783
    Agricultural Bank of China, Ltd., Class H.......... 174,752,000             76,922,301
    Air China, Ltd., Class H...........................   9,396,000              7,596,282
    Ajisen China Holdings, Ltd.........................   1,465,000                488,203
*   Aluminum Corp. of China, Ltd., Class H.............  14,544,000              5,294,673
    AMVIG Holdings, Ltd................................   4,797,100              1,198,894
    Angang Steel Co., Ltd., Class H....................   5,510,640              4,712,457
*   Anton Oilfield Services Group......................  11,664,000              1,649,369
*   Anxin-China Holdings, Ltd..........................   6,152,000                 56,641

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
CHINA -- (Continued)
     Asia Cement China Holdings Corp....................   4,890,500          $  4,181,501
# *  Asian Citrus Holdings, Ltd.........................   4,633,000                66,465
     AVIC International Holdings, Ltd., Class H.........   2,788,000             1,351,844
     AviChina Industry & Technology Co., Ltd., Class H..   3,631,000             2,424,705
     BAIC Motor Corp., Ltd., Class H....................  10,876,500             6,140,030
     Bank of China, Ltd., Class H....................... 319,537,817           136,136,324
     Bank of Chongqing Co., Ltd., Class H...............   2,761,500             1,596,915
     Bank of Communications Co., Ltd., Class H..........  30,438,574            22,867,165
     Bank of Tianjin Co., Ltd., Class H.................      29,000                14,852
*    Baoye Group Co., Ltd., Class H.....................   2,337,120             1,254,410
#    BBMG Corp., Class H................................  12,331,000             3,411,157
     Beijing Capital International Airport Co., Ltd.,
       Class H..........................................   3,162,000             3,432,817
     Beijing Capital Land, Ltd., Class H................   8,977,060             3,048,104
# *  Beijing Enterprises Clean Energy Group, Ltd........   4,880,000                61,786
     Beijing Enterprises Holdings, Ltd..................   2,597,500            14,083,535
# *  Beijing Enterprises Medical & Health Group, Ltd....   2,124,000                84,205
#    Beijing North Star Co., Ltd., Class H..............   3,490,000               922,834
*    Beijing Properties Holdings, Ltd...................     456,000                13,554
#    Beijing Urban Construction Design & Development
       Group Co., Ltd., Class H.........................      28,000                 8,727
#    Best Pacific International Holdings, Ltd...........     210,000                53,428
     Bosideng International Holdings, Ltd...............  12,864,000             1,810,825
# *  Boyaa Interactive International, Ltd...............   2,026,000               475,463
     BYD Electronic International Co., Ltd..............   2,661,500             3,131,887
     C C Land Holdings, Ltd.............................  21,931,429             5,211,256
     Cabbeen Fashion, Ltd...............................     930,000               251,342
*    Capital Environment Holdings, Ltd..................   8,486,000               175,818
*    CAR, Inc...........................................   1,440,000             1,144,675
# *  Carnival Group International Holdings, Ltd.........   3,900,000                70,679
     Carrianna Group Holdings Co., Ltd..................   3,880,391               416,970
*    CECEP COSTIN New Materials Group, Ltd..............     132,000                 1,894
     Central China Real Estate, Ltd.....................   6,729,350             2,458,938
*    Century Sunshine Group Holdings, Ltd...............  14,780,000               365,313
*    CGN Meiya Power Holdings Co., Ltd..................  12,860,000             1,692,687
     Changshouhua Food Co., Ltd.........................      91,000                30,692
#    Chaowei Power Holdings, Ltd........................   4,680,000             2,014,932
*    Chigo Holding, Ltd.................................  28,274,000               260,662
*    Chiho Environmental Group, Ltd.....................      38,000                11,046
#    China Aerospace International Holdings, Ltd........  19,106,000             1,321,802
     China Agri-Industries Holdings, Ltd................  18,251,500             6,117,166
     China Aircraft Leasing Group Holdings, Ltd.........      49,000                49,683
     China Aoyuan Property Group, Ltd...................  10,408,000             6,109,831
*    China Beidahuang Industry Group Holdings, Ltd......     408,000                10,439
     China BlueChemical, Ltd., Class H..................  14,452,878             4,954,444
     China Cinda Asset Management Co., Ltd., Class H....  47,902,000            11,759,100
     China CITIC Bank Corp., Ltd., Class H..............  30,948,112            19,182,695
     China Coal Energy Co., Ltd., Class H...............  11,053,000             4,963,153
     China Communications Construction Co., Ltd.,
       Class H..........................................  21,552,327            19,761,444
     China Communications Services Corp., Ltd., Class H.  12,631,071            10,235,849
     China Construction Bank Corp., Class H............. 456,403,101           362,177,201
     China Dongxiang Group Co., Ltd.....................  19,497,000             3,012,117
     China Eastern Airlines Corp., Ltd., Class H........   3,812,000             2,115,710
     China Electronics Optics Valley Union Holding Co.,
       Ltd..............................................   2,208,000               122,938
     China Energy Engineering Corp., Ltd., Class H......   1,236,000               119,954
*    China Environmental Technology and Bioenergy
       Holdings, Ltd....................................     650,000                 6,649
     China Everbright Bank Co., Ltd., Class H...........  12,049,000             5,378,091
     China Everbright, Ltd..............................   7,561,869            13,409,565
*    China Fiber Optic Network System Group, Ltd........   3,598,000               128,468
     China Financial Services Holdings, Ltd.............   1,884,000               118,398

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
CHINA -- (Continued)
#    China Galaxy Securities Co., Ltd., Class H.........  9,507,000          $  4,789,302
*    China Glass Holdings, Ltd..........................  6,584,000               471,125
*    China Greenfresh Group Co., Ltd....................  2,720,000               368,029
     China Hanking Holdings, Ltd........................    127,000                14,791
#    China Harmony New Energy Auto Holding, Ltd.........  4,503,500             1,793,162
*    China High Precision Automation Group, Ltd.........    429,000                12,514
     China High Speed Transmission Equipment Group Co.,
       Ltd..............................................  1,889,000             1,760,862
#    China Hongqiao Group, Ltd.......................... 10,475,000             7,022,617
     China Huarong Asset Management Co., Ltd., Class H.. 60,041,000            10,901,324
*    China Huiyuan Juice Group, Ltd.....................  5,210,483               503,311
#    China International Capital Corp., Ltd., Class H...  1,217,200             2,004,906
#    China International Marine Containers Group Co.,
       Ltd., Class H....................................  1,180,400             1,042,143
*    China ITS Holdings Co., Ltd........................  4,101,147               117,397
     China Jinmao Holdings Group, Ltd................... 29,670,580            12,501,636
     China Lesso Group Holdings, Ltd....................  6,130,000             3,238,191
*    China Longevity Group Co., Ltd.....................  1,152,649                37,775
     China Machinery Engineering Corp., Class H.........  4,111,000             1,875,655
#    China Merchants Land, Ltd.......................... 11,902,000             1,538,428
     China Merchants Port Holdings Co., Ltd.............  6,748,383            11,494,717
#    China Merchants Securities Co., Ltd., Class H......    139,200               158,079
     China Minsheng Banking Corp., Ltd., Class H........ 27,695,400            20,450,203
     China Mobile, Ltd.................................. 26,696,500           250,089,559
     China Mobile, Ltd., Sponsored ADR..................  1,343,555            62,542,485
     China National Building Material Co., Ltd., Class H 36,225,250            26,044,675
     China New Town Development Co., Ltd................ 11,705,522               285,469
     China Oil & Gas Group, Ltd......................... 10,820,000               745,576
     China Oilfield Services, Ltd., Class H.............  8,572,000             7,997,824
#    China Oriental Group Co., Ltd......................  5,520,000             4,379,774
     China Overseas Grand Oceans Group, Ltd............. 11,941,500             3,701,325
     China Overseas Land & Investment, Ltd.............. 28,630,000            90,008,084
     China Petroleum & Chemical Corp., ADR..............  1,096,853            88,472,147
     China Petroleum & Chemical Corp., Class H.......... 75,317,575            61,351,877
*    China Properties Group, Ltd........................  4,975,000               667,107
     China Railway Construction Corp., Ltd., Class H.... 14,089,514            17,893,782
     China Railway Group, Ltd., Class H................. 20,920,000            18,696,448
     China Railway Signal & Communication Corp., Ltd.,
       Class H..........................................    416,000               280,116
     China Reinsurance Group Corp., Class H............. 16,281,000             3,120,136
     China Resources Cement Holdings, Ltd............... 12,230,000            10,856,303
     China Resources Land, Ltd.......................... 21,320,000            72,513,561
     China Resources Pharmaceutical Group, Ltd..........    734,000             1,078,403
*    China Rundong Auto Group, Ltd......................     22,000                 7,105
*    China Saite Group Co., Ltd.........................    546,000                34,567
     China Sanjiang Fine Chemicals Co., Ltd.............  3,277,000               750,510
     China SCE Group Holdings, Ltd...................... 13,252,000             4,530,395
# *  China Shengmu Organic Milk, Ltd....................    309,000                12,440
     China Shenhua Energy Co., Ltd., Class H............ 24,770,000            56,040,852
     China Shineway Pharmaceutical Group, Ltd...........    435,000               508,002
*    China Silver Group, Ltd............................  5,664,000               703,152
#    China Singyes Solar Technologies Holdings, Ltd.....  4,197,200             1,150,732
     China South City Holdings, Ltd..................... 27,296,000             4,011,949
     China Southern Airlines Co., Ltd., Class H......... 10,660,000             5,810,625
     China Starch Holdings, Ltd......................... 23,300,000               535,823
     China State Construction International Holdings,
       Ltd..............................................  1,970,000             1,408,766
     China Sunshine Paper Holdings Co., Ltd.............  1,374,500               230,534
*    China Taifeng Beddings Holdings, Ltd...............    640,000                16,526
     China Travel International Investment Hong Kong,
       Ltd.............................................. 17,987,631             4,835,318
     China Unicom Hong Kong, Ltd., ADR..................  6,408,129            66,836,785
     China Vast Industrial Urban Development Co., Ltd...    272,000               106,046
#    China XLX Fertiliser, Ltd..........................  1,072,000               389,600

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
CHINA -- (Continued)
# *  China Yurun Food Group, Ltd........................  5,286,000          $    419,115
#    China ZhengTong Auto Services Holdings, Ltd........  6,611,000             3,172,641
#    China Zhongwang Holdings, Ltd...................... 13,496,154             6,005,596
     Chongqing Machinery & Electric Co., Ltd., Class H..  9,984,000               613,598
     Chongqing Rural Commercial Bank Co., Ltd., Class H. 22,208,000            12,267,588
*    Chu Kong Petroleum & Natural Gas Steel Pipe
       Holdings, Ltd....................................  1,188,000                92,670
     Chu Kong Shipping Enterprise Group Co., Ltd........    526,000               119,597
     CIFI Holdings Group Co., Ltd....................... 11,508,000             4,828,256
*    CITIC Dameng Holdings, Ltd.........................  4,333,000               210,808
     CITIC Resources Holdings, Ltd......................  9,744,000               797,450
     CITIC Securities Co., Ltd., Class H................  2,680,500             4,732,436
     CITIC, Ltd......................................... 20,882,483            31,376,123
     Citychamp Watch & Jewellery Group, Ltd.............  1,142,000               234,608
     Clear Media, Ltd...................................    101,000                28,158
     CNOOC, Ltd......................................... 86,560,000           147,409,849
     CNOOC, Ltd., Sponsored ADR.........................    193,369            32,727,703
     Cogobuy Group......................................    747,000               255,335
# *  Comba Telecom Systems Holdings, Ltd................ 11,818,683             1,665,129
     Concord New Energy Group, Ltd...................... 35,200,000             1,394,458
*    Coolpad Group, Ltd.................................  5,380,800                13,990
# *  COSCO SHIPPING Development Co., Ltd., Class H......  4,215,000               431,201
#    COSCO SHIPPING Energy Transportation Co., Ltd.,
       Class H..........................................  5,544,000             3,037,495
#    COSCO SHIPPING International Hong Kong Co., Ltd....  4,544,000             1,561,977
     COSCO SHIPPING Ports, Ltd.......................... 13,834,656            14,139,553
*    Coslight Technology International Group Co., Ltd...  1,032,000               256,865
#    CPMC Holdings, Ltd.................................  3,158,000             1,040,450
     CRCC High-Tech Equipment Corp., Ltd., Class H......  1,931,500               392,658
*    CSC Financial Co., Ltd., Class H...................     31,000                17,594
#    CT Environmental Group, Ltd........................  5,652,000               256,596
*    DaChan Food Asia, Ltd..............................  1,919,000                87,114
     Dah Chong Hong Holdings, Ltd.......................  8,440,108             2,862,363
*    Daphne International Holdings, Ltd.................  2,812,000                91,592
     Dawnrays Pharmaceutical Holdings, Ltd..............    189,000                43,461
*    Dongfang Electric Corp., Ltd., Class H.............    471,600               253,261
     Dongfeng Motor Group Co., Ltd., Class H............ 13,620,000            13,458,073
     Dongyue Group, Ltd.................................  2,696,000             1,444,374
*    Dynasty Fine Wines Group, Ltd......................  9,228,600               317,743
     E-Commodities Holdings, Ltd........................  4,104,000               194,602
*    eHi Car Services, Ltd., Sponsored ADR..............      8,185                98,793
     Embry Holdings, Ltd................................    539,000               171,806
     EVA Precision Industrial Holdings, Ltd.............  5,296,000               420,379
     Everbright Securities Co., Ltd., Class H...........    816,000               715,338
*    Evergreen International Holdings, Ltd..............    833,000                53,439
     Fantasia Holdings Group Co., Ltd................... 15,452,515             1,544,654
     Far East Horizon, Ltd..............................  3,763,000             3,655,232
     Fosun International, Ltd........................... 11,099,183            16,284,043
#    Fufeng Group, Ltd..................................  8,739,000             3,708,847
# *  GCL New Energy Holdings, Ltd.......................  7,946,000               264,818
# *  GCL-Poly Energy Holdings, Ltd...................... 83,998,000             4,991,325
     Gemdale Properties & Investment Corp., Ltd......... 14,802,000             1,366,328
     Genertec Universal Medical Group Co., Ltd..........  2,432,000             1,893,644
#    GF Securities Co., Ltd., Class H...................  3,375,200             4,373,042
*    Glorious Property Holdings, Ltd.................... 26,231,000             1,277,982
     Goldlion Holdings, Ltd.............................  1,962,000               773,363
#    Goldpac Group, Ltd.................................  1,145,000               277,996
# *  GOME Retail Holdings, Ltd.......................... 80,257,000             8,015,681
#    Grand Baoxin Auto Group, Ltd.......................  3,329,500               726,544
#    Great Wall Motor Co., Ltd., Class H................ 17,402,500            10,337,446
     Greenland Hong Kong Holdings, Ltd..................  7,422,575             1,711,302

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
CHINA -- (Continued)
     Greentown China Holdings, Ltd......................   5,522,591          $  3,859,514
     Guangdong Yueyun Transportation Co., Ltd., Class H.     225,000                88,850
     Guangshen Railway Co., Ltd., Sponsored ADR.........     340,009             6,385,369
     Guangzhou Automobile Group Co., Ltd., Class H......  10,444,000            10,585,450
     Guangzhou R&F Properties Co., Ltd., Class H........   8,578,314            13,544,736
*    Guodian Technology & Environment Group Corp.,
       Ltd., Class H....................................   3,139,000               117,683
*    Guolian Securities Co., Ltd., Class H..............     171,500                38,214
#    Guorui Properties, Ltd.............................   1,844,000               442,765
     Guotai Junan Securities Co., Ltd., Class H.........      95,400               201,138
     Haitong Securities Co., Ltd., Class H..............  12,976,400            13,073,588
*    Hanergy Thin Film Power Group, Ltd.................  14,642,000             9,335,688
     Harbin Bank Co., Ltd., Class H.....................   1,489,000               346,350
#    Harbin Electric Co., Ltd., Class H.................   5,713,474             1,615,930
# *  HC Group, Inc......................................   1,275,500               828,970
*    Hengdeli Holdings, Ltd.............................  14,156,000               588,342
*    Hi Sun Technology China, Ltd.......................   5,823,000               676,225
     Hilong Holding, Ltd................................   5,833,000               697,559
     HKC Holdings, Ltd..................................   1,208,155               869,259
*    Honghua Group, Ltd.................................   4,453,000               283,645
     Honworld Group, Ltd................................     527,500               242,848
#    Hopefluent Group Holdings, Ltd.....................   1,624,000               530,173
     Hopson Development Holdings, Ltd...................   5,500,000             4,228,824
# *  Hua Han Health Industry Holdings, Ltd..............  23,012,000               622,109
     Hua Hong Semiconductor, Ltd........................   2,382,000             4,157,805
     Huaneng Renewables Corp., Ltd., Class H............  33,002,000             8,493,878
*    Huatai Securities Co., Ltd., Class H...............   4,174,800             6,721,233
     Huishang Bank Corp., Ltd., Class H.................   1,351,900               585,192
*    Hydoo International Holding, Ltd...................   1,112,000                59,378
     Industrial & Commercial Bank of China, Ltd.,
       Class H.......................................... 347,978,996           236,094,205
     Inner Mongolia Yitai Coal Co., Ltd., Class H.......      10,500                 9,019
# *  Jiangnan Group, Ltd................................  12,064,000               562,744
#    Jiangxi Copper Co., Ltd., Class H..................   6,197,000             6,845,004
     Jilin Jiutai Rural Commercial Bank Corp., Ltd.,
       Class H..........................................      37,000                16,500
#    Jingrui Holdings, Ltd..............................     819,000               211,278
*    JinkoSolar Holding Co., Ltd., ADR..................     245,851             1,981,559
     Joy City Property, Ltd.............................   9,202,000               978,150
     Ju Teng International Holdings, Ltd................   7,482,249             1,914,025
     K Wah International Holdings, Ltd..................   2,184,233               989,550
*    Kai Yuan Holdings, Ltd.............................  41,600,000               255,532
     Kaisa Group Holdings, Ltd..........................   6,307,632             1,542,574
     Kangda International Environmental Co., Ltd........   5,159,000               574,457
#    Kasen International Holdings, Ltd..................   1,807,000               767,183
     Kingboard Holdings, Ltd............................   5,960,345            16,010,847
#    Kingboard Laminates Holdings, Ltd..................     766,000               588,051
     Kunlun Energy Co., Ltd.............................  25,910,000            29,480,012
     KWG Group Holdings, Ltd............................  10,525,000             8,077,152
*    Labixiaoxin Snacks Group, Ltd......................   2,175,000               152,321
     Lai Fung Holdings, Ltd.............................     947,639             1,142,907
     Le Saunda Holdings, Ltd............................     120,000                15,320
     Lee & Man Paper Manufacturing, Ltd.................   2,119,000             1,819,334
     Legend Holdings Corp., Class H.....................     845,800             2,300,387
*    Leoch International Technology, Ltd................   2,305,000               194,342
*    Lianhua Supermarket Holdings Co., Ltd., Class H....     388,000                89,263
     LK Technology Holdings, Ltd........................     785,000                75,334
     Longfor Group Holdings, Ltd........................   9,774,500            23,753,835
     Lonking Holdings, Ltd..............................  13,758,000             3,101,951
#    Maanshan Iron & Steel Co., Ltd., Class H...........  11,328,000             6,100,454
     Maoye International Holdings, Ltd..................   9,688,000               694,447
     Metallurgical Corp. of China, Ltd., Class H........   6,949,000             1,688,993

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
CHINA -- (Continued)
*    MIE Holdings Corp..................................   2,680,000           $    56,023
     Min Xin Holdings, Ltd..............................     708,418               464,549
*    Mingfa Group International Co., Ltd................     608,000                 4,365
     Minmetals Land, Ltd................................  11,653,205             1,788,001
     MOBI Development Co., Ltd..........................     379,000                38,765
#    Modern Land China Co., Ltd.........................   2,643,200               332,654
# *  Munsun Capital Group, Ltd..........................   4,091,500                79,133
*    Nature Home Holding Co., Ltd.......................     605,000               112,848
*    New World Department Store China, Ltd..............   3,883,000               773,613
     Nine Dragons Paper Holdings, Ltd...................   8,438,000             8,080,974
*    North Mining Shares Co., Ltd.......................   5,170,000                17,873
     NVC Lighting Holdings, Ltd.........................   5,114,000               334,013
     Orient Securities Co., Ltd., Class H...............     381,200               251,037
*    Ourgame International Holdings, Ltd................     329,000                30,701
     Overseas Chinese Town Asia Holdings, Ltd...........     982,000               277,345
#    Ozner Water International Holding, Ltd.............     349,000                75,228
# *  Panda Green Energy Group, Ltd......................   3,996,000               150,583
# *  Parkson Retail Group, Ltd..........................   9,308,000               820,467
#    PAX Global Technology, Ltd.........................   3,983,000             1,963,606
     People's Insurance Co. Group of China, Ltd. (The),
       Class H..........................................  32,245,000            13,188,264
     PetroChina Co., Ltd., ADR..........................      75,718             5,500,156
     PetroChina Co., Ltd., Class H...................... 132,694,000            95,410,082
     PICC Property & Casualty Co., Ltd., Class H........  10,145,000             9,861,342
#    Poly Culture Group Corp., Ltd., Class H............     297,300               341,881
     Poly Property Group Co., Ltd.......................  16,818,488             5,040,320
     Postal Savings Bank of China Co., Ltd., Class H....   9,392,000             5,619,319
     Pou Sheng International Holdings, Ltd..............   5,007,000               951,979
     Powerlong Real Estate Holdings, Ltd................  11,449,000             3,928,910
*    Prosperity International Holdings HK, Ltd..........  16,380,000                88,069
*    PW Medtech Group, Ltd..............................   1,439,000               241,313
*    Qingdao Port International Co., Ltd., Class H......     395,000               229,860
     Qingling Motors Co., Ltd., Class H.................   8,100,000             2,100,003
     Qinhuangdao Port Co., Ltd., Class H................      63,500                13,800
     Qunxing Paper Holdings Co., Ltd....................   5,020,071               241,979
*    Real Gold Mining, Ltd..............................   3,137,500               105,224
     Red Star Macalline Group Corp., Ltd., Class H......     550,543               487,054
     Regal International Airport Group Co., Ltd.,
       Class H..........................................   1,270,000             1,138,342
# *  Renhe Commercial Holdings Co., Ltd.................  43,919,000             1,460,761
# *  Rentian Technology Holdings, Ltd...................   4,720,000                86,700
*    REXLot Holdings, Ltd............................... 118,774,931               197,914
# *  Ronshine China Holdings, Ltd.......................   1,277,500             1,441,414
*    Royale Furniture Holdings, Ltd.....................     450,000                39,677
     Sany Heavy Equipment International Holdings Co.,
       Ltd..............................................   4,972,000             1,434,194
*    Scud Group, Ltd....................................   3,368,000               128,845
     Seaspan Corp.......................................     574,922             5,139,803
# *  Semiconductor Manufacturing International Corp.....  13,658,698            11,282,595
*    Semiconductor Manufacturing International Corp.,
       ADR..............................................   1,056,940             4,460,287
#    Shandong Chenming Paper Holdings, Ltd., Class H....   1,811,227             1,019,926
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H..     104,000                52,241
*    Shanghai Dasheng Agricultural Finance Technology
       Co., Ltd., Class H...............................   4,352,000                26,677
#    Shanghai Electric Group Co., Ltd., Class H.........   6,666,000             2,169,555
     Shanghai Industrial Holdings, Ltd..................   4,234,918             8,918,695
#    Shanghai Industrial Urban Development Group, Ltd...  12,292,000             1,855,206
     Shanghai Jin Jiang International Hotels Group Co.,
       Ltd., Class H....................................   8,446,000             1,977,692
#    Shanghai La Chapelle Fashion Co., Ltd., Class H....      81,000                72,281
     Shanghai Pharmaceuticals Holding Co., Ltd., Class H   1,502,000             3,326,186
*    Shanghai Prime Machinery Co., Ltd., Class H........   7,102,000               997,615
     Shengjing Bank Co., Ltd., Class H..................     328,500               144,670
     Shenguan Holdings Group, Ltd.......................   3,610,000               182,155

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
CHINA -- (Continued)
     Shenzhen International Holdings, Ltd...............  2,845,817           $ 5,452,110
     Shenzhen Investment, Ltd........................... 25,444,650             7,323,593
     Shimao Property Holdings, Ltd...................... 10,404,035            20,500,523
*    Shougang Concord International Enterprises Co.,
       Ltd.............................................. 54,246,416             1,216,332
     Shougang Fushan Resources Group, Ltd............... 20,484,594             4,146,503
     Shui On Land, Ltd.................................. 30,798,803             6,224,532
*    Shunfeng International Clean Energy, Ltd........... 12,548,000               462,344
     Sihuan Pharmaceutical Holdings Group, Ltd..........  7,119,000             1,449,536
# *  Silver Grant International Industries, Ltd.........  6,430,804             1,397,150
     SIM Technology Group, Ltd..........................  7,497,000               263,531
# *  Sinofert Holdings, Ltd.............................  7,620,000               856,818
# *  Sinolink Worldwide Holdings, Ltd................... 10,762,508               827,265
     Sino-Ocean Group Holding, Ltd...................... 24,191,602             9,509,621
     Sinopec Engineering Group Co., Ltd., Class H.......  5,599,000             5,215,765
     Sinopec Kantons Holdings, Ltd......................  5,446,000             2,222,502
     Sinopec Shanghai Petrochemical Co., Ltd., Class H..      2,000                   879
#    Sinotrans Shipping, Ltd............................ 10,048,416             3,360,189
     Sinotrans, Ltd., Class H........................... 13,270,000             4,642,235
#    Sinotruk Hong Kong, Ltd............................  5,172,335             7,479,049
     Skyworth Digital Holdings, Ltd..................... 15,847,083             3,669,830
     SOHO China, Ltd.................................... 19,301,888             6,561,611
     Springland International Holdings, Ltd.............  4,129,000               843,822
*    SPT Energy Group, Inc..............................  1,680,000               124,136
*    SRE Group, Ltd..................................... 21,316,285               402,674
# *  Starrise Media Holdings, Ltd.......................    286,000                48,461
     Summi Group Holdings, Ltd..........................  3,092,000                79,444
     Sun King Power Electronics Group...................    148,000                18,934
*    Sunshine 100 China Holdings, Ltd...................    187,000                90,699
*    Taung Gold International, Ltd......................  7,700,000                35,313
     TCL Electronics Holdings, Ltd......................    921,666               375,655
# *  Technovator International, Ltd.....................  2,224,000               301,079
     Tenwow International Holdings, Ltd.................  2,993,000               145,033
     Texhong Textile Group, Ltd.........................    922,500             1,114,203
     Tian An China Investment Co., Ltd..................  4,936,000             2,636,193
#    Tiangong International Co., Ltd....................  2,152,000               478,391
     Tianjin Port Development Holdings, Ltd............. 18,399,657             1,876,700
#    Tianneng Power International, Ltd..................  1,250,000             1,003,137
     Time Watch Investments, Ltd........................     92,000                13,076
#    Tomson Group, Ltd..................................  2,790,526               781,335
     Tongda Group Holdings, Ltd.........................  3,080,000               398,384
     Tonly Electronics Holdings, Ltd....................     41,330                26,417
#    Top Spring International Holdings, Ltd.............    146,000                38,332
     TPV Technology, Ltd................................  8,358,496               683,685
     Trigiant Group, Ltd................................  2,574,000               293,146
     Trony Solar Holdings Co., Ltd......................  8,775,000               132,040
     United Energy Group, Ltd...........................  4,574,000               892,995
*    V1 Group, Ltd......................................  6,098,000               373,254
     Wasion Holdings, Ltd...............................  4,330,000             2,123,969
#    Weichai Power Co., Ltd., Class H...................  4,866,000             4,810,531
     Weiqiao Textile Co., Class H.......................  3,521,500             1,095,800
     West China Cement, Ltd............................. 25,138,000             3,732,052
#    Wisdom Sports Group................................    440,000                33,781
     Xiamen International Port Co., Ltd., Class H.......  9,888,000             1,298,853
*    Xinchen China Power Holdings, Ltd..................  4,685,000               341,256
     Xingda International Holdings, Ltd.................  8,418,842             2,273,036
     Xingfa Aluminium Holdings, Ltd.....................    435,000               286,492
#    Xinhua Winshare Publishing and Media Co., Ltd.,
       Class H..........................................  1,323,000               829,806
*    Xinjiang Xinxin Mining Industry Co., Ltd., Class H.  2,692,000               251,159
     Xinyuan Real Estate Co., Ltd., ADR.................    105,240               434,641

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
CHINA -- (Continued)
     Xtep International Holdings, Ltd...................  2,087,000         $    1,144,927
*    Yanchang Petroleum International, Ltd.............. 21,400,000                202,963
     Yanzhou Coal Mining Co., Ltd., Class H............. 10,052,000              9,560,264
     Yip's Chemical Holdings, Ltd.......................    842,000                255,432
# *  Youyuan International Holdings, Ltd................  3,376,251              1,116,179
*    Yuanda China Holdings, Ltd.........................    712,000                  7,372
*    YuanShengTai Dairy Farm, Ltd.......................    658,000                 14,621
     Yuexiu Property Co., Ltd........................... 55,800,786              8,854,792
     Yuzhou Properties Co., Ltd......................... 14,807,960              5,286,611
     Zhaojin Mining Industry Co., Ltd., Class H.........    625,500                553,279
     Zhengzhou Coal Mining Machinery Group Co., Ltd.,
       Class H..........................................    473,600                242,209
# *  Zhong An Real Estate, Ltd.......................... 18,638,600                642,632
     Zhuhai Holdings Investment Group, Ltd..............  1,404,000                147,366
#    Zoomlion Heavy Industry Science and Technology
       Co., Ltd., Class H...............................  9,018,200              2,892,965
                                                                            --------------
TOTAL CHINA                                                                  2,906,453,103
                                                                            --------------
COLOMBIA -- (0.2%)
     Almacenes Exito SA.................................  1,643,737              7,096,726
     Cementos Argos SA..................................     23,923                 52,163
     Constructora Conconcreto SA........................     86,988                  7,430
     Grupo Argos SA.....................................  1,390,662              6,479,235
     Grupo de Inversiones Suramericana SA...............  1,609,854             15,700,990
     Grupo Nutresa SA...................................    193,270              1,338,691
     Mineros SA.........................................     65,037                 39,442
                                                                            --------------
TOTAL COLOMBIA                                                                  30,714,677
                                                                            --------------
CZECH REPUBLIC -- (0.2%)
     CEZ A.S............................................  1,627,582             38,726,011
                                                                            --------------
GREECE -- (0.0%)
*    Alpha Bank AE......................................    121,090                182,739
     Bank of Greece.....................................     25,557                358,688
*    Ellaktor SA........................................    973,195              1,403,651
*    Intracom Holdings SA...............................    855,955                817,612
*    Piraeus Bank SA....................................      1,682                  2,470
                                                                            --------------
TOTAL GREECE                                                                     2,765,160
                                                                            --------------
HONG KONG -- (0.0%)
*    China Rare Earth Holdings, Ltd.....................  7,028,600                310,211
                                                                            --------------
HUNGARY -- (0.2%)
#    MOL Hungarian Oil & Gas P.L.C......................  2,932,548             30,748,508
     OTP Bank P.L.C.....................................    269,536              9,683,197
     Richter Gedeon Nyrt................................     21,339                396,382
                                                                            --------------
TOTAL HUNGARY                                                                   40,828,087
                                                                            --------------
INDIA -- (12.3%)
*    5Paisa Capital, Ltd................................     75,677                184,865
     Aarti Drugs, Ltd...................................     16,264                130,962
*    Aban Offshore, Ltd.................................     77,993                 78,059
     ACC, Ltd...........................................    475,507              8,816,959
     Adani Enterprises, Ltd.............................  3,374,526              7,754,782
*    Adani Gas, Ltd.....................................  3,374,526              2,763,237
*    Adani Green Energy, Ltd............................  2,568,014              1,364,853
*    Adani Power, Ltd...................................  5,210,321              3,227,177
*    Adani Transmissions, Ltd...........................    674,212              1,507,675
*    Aditya Birla Capital, Ltd..........................  1,689,688              2,394,113

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                        ---------- -------------------------------
INDIA -- (Continued)
*   Aditya Birla Fashion and Retail, Ltd...............  1,821,411           $ 4,425,089
    Alembic, Ltd.......................................    518,846               298,966
*   Allahabad Bank.....................................  1,291,820               772,457
    Allcargo Logistics, Ltd............................    462,900               635,161
    Ambuja Cements, Ltd................................  4,289,850            11,420,844
*   Amtek Auto, Ltd....................................  1,036,955                65,298
    Anant Raj, Ltd.....................................    884,689               429,079
*   Andhra Bank........................................  2,343,184               939,403
    Andhra Sugars, Ltd. (The)..........................     14,835                73,839
    Apar Industries, Ltd...............................    155,271             1,166,100
    Apollo Tyres, Ltd..................................  4,163,726            12,268,952
    Arvind, Ltd........................................  2,074,030             9,603,351
    Ashiana Housing, Ltd...............................     37,295                63,544
    Ashoka Buildcon, Ltd...............................    567,283               872,504
    Asian Granito India, Ltd...........................      4,325                10,491
    Astra Microwave Products, Ltd......................    107,891               114,608
    Aurobindo Pharma, Ltd..............................  1,151,205            12,414,326
*   Axis Bank, Ltd..................................... 11,193,280            87,680,593
*   Bajaj Hindusthan Sugar, Ltd........................  1,266,222               174,826
    Bajaj Holdings & Investment, Ltd...................    391,038            14,894,112
    Balkrishna Industries, Ltd.........................     88,982             1,314,023
    Balmer Lawrie & Co., Ltd...........................    597,383             1,575,777
*   Balrampur Chini Mills, Ltd.........................  2,074,917             2,981,699
    Banco Products India, Ltd..........................    111,231               267,061
*   Bank of Baroda.....................................  4,632,816             6,917,623
*   Bank of India......................................    737,171               858,325
*   Bank of Maharashtra................................    969,657               177,954
    Bannari Amman Sugars, Ltd..........................        295                 7,029
    BEML, Ltd..........................................     52,357               416,144
    Bharat Electronics, Ltd............................  3,556,074             4,466,572
    Bharat Heavy Electricals, Ltd......................  7,729,434             7,207,493
    Bharti Airtel, Ltd................................. 16,624,129            65,573,870
    Bharti Infratel, Ltd...............................  1,311,841             4,731,214
    Birla Corp., Ltd...................................    177,985             1,358,235
    Bodal Chemicals, Ltd...............................     86,611               136,351
    Bombay Dyeing & Manufacturing Co., Ltd.............     11,606                16,445
    Brigade Enterprises, Ltd...........................    187,699               405,861
    BSE, Ltd...........................................     65,358               530,007
    Can Fin Homes, Ltd.................................    137,310               510,141
*   Canara Bank........................................  1,065,655             3,773,368
    Ceat, Ltd..........................................    251,385             3,895,432
*   Central Bank of India..............................     70,316                30,506
    Century Textiles & Industries, Ltd.................     12,794               142,259
*   CG Power and Industrial Solutions, Ltd.............  3,762,643             1,800,201
    Chambal Fertilizers & Chemicals, Ltd...............  1,903,272             3,693,576
    Chennai Super Kings Cricket, Ltd...................  5,080,767                28,989
    Cipla, Ltd.........................................    232,783             1,970,592
    City Union Bank, Ltd...............................  1,583,412             3,633,291
*   Coffee Day Enterprises, Ltd........................     38,981               137,328
    Container Corp. Of India, Ltd......................    322,944             2,763,179
*   Corp. Bank.........................................  1,646,469               601,565
*   Cox & Kings Financial Service, Ltd.................    447,523               393,992
    Cox & Kings, Ltd...................................  1,342,568             3,803,052
    Cyient, Ltd........................................    124,698             1,044,988
    Dalmia Bharat, Ltd.................................     89,076             2,519,663
    DB Corp., Ltd......................................    119,605               266,073
*   DB Realty, Ltd.....................................    572,302               156,000
    DCB Bank, Ltd......................................  2,592,693             5,556,784
    DCM Shriram, Ltd...................................    439,667             2,439,342

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                        ---------- -------------------------------
INDIA -- (Continued)
    Deepak Fertilisers & Petrochemicals Corp., Ltd.....    383,396           $ 1,020,128
    Delta Corp., Ltd...................................     51,743               164,929
*   DEN Networks, Ltd..................................    391,626               360,454
*   Dena Bank..........................................    305,763                66,587
    Dewan Housing Finance Corp., Ltd...................  2,299,350             6,983,537
    Dhampur Sugar Mills, Ltd...........................     49,279               105,350
*   Dishman Carbogen Amcis, Ltd........................  1,112,429             3,529,279
    DLF, Ltd...........................................  4,286,621             9,507,544
    Dr Reddy's Laboratories, Ltd., ADR.................    263,337             8,961,358
    Dr Reddy's Laboratories, Ltd.......................    496,386            17,049,282
    Dredging Corp. of India, Ltd.......................     12,603                53,891
    eClerx Services, Ltd...............................      2,417                34,674
    Edelweiss Financial Services, Ltd..................    334,855               735,196
    EID Parry India, Ltd...............................    971,919             2,917,748
    EIH, Ltd...........................................    983,731             2,145,258
    Electrosteel Castings, Ltd.........................    948,259               259,123
    Engineers India, Ltd...............................    678,889             1,067,735
*   Eros International Media, Ltd......................    366,181               371,461
    Essel Propack, Ltd.................................  1,200,048             1,428,078
    Exide Industries, Ltd..............................    126,332               453,703
*   FDC, Ltd...........................................     56,441               152,970
    Federal Bank, Ltd.................................. 13,007,526            14,538,467
    FIEM Industries, Ltd...............................      2,436                20,131
    Finolex Cables, Ltd................................    506,794             3,431,508
    Finolex Industries, Ltd............................    126,285               930,376
    Firstsource Solutions, Ltd.........................  2,945,911             2,433,687
*   Fortis Healthcare, Ltd.............................  2,206,119             4,175,934
*   Future Enterprises, Ltd............................  1,523,254               803,032
*   Future Retail, Ltd.................................  1,095,978             7,274,848
    GAIL India, Ltd....................................  6,693,221            33,983,509
    Gateway Distriparks, Ltd...........................    358,715               645,461
    Gati, Ltd..........................................    761,861               770,967
    Genus Power Infrastructures, Ltd...................     32,426                12,722
    GHCL, Ltd..........................................    367,289             1,130,733
    GIC Housing Finance, Ltd...........................    142,373               493,279
    Glenmark Pharmaceuticals, Ltd......................    766,829             6,425,557
    GOCL Corp., Ltd....................................      4,209                16,750
*   Godawari Power and Ispat, Ltd......................     78,671               404,843
    Godfrey Phillips India, Ltd........................     70,572               735,080
    Granules India, Ltd................................  1,885,387             2,506,620
    Grasim Industries, Ltd.............................  2,055,461            23,120,304
    Great Eastern Shipping Co., Ltd. (The).............    870,198             3,663,192
    Greaves Cotton, Ltd................................    340,138               535,187
    Gujarat Alkalies & Chemicals, Ltd..................    342,773             2,476,006
    Gujarat Ambuja Exports, Ltd........................    135,969               444,220
    Gujarat Fluorochemicals, Ltd.......................    387,110             4,623,603
    Gujarat Mineral Development Corp., Ltd.............  1,228,209             1,438,713
    Gujarat Narmada Valley Fertilizers & Chemicals,
      Ltd..............................................    655,128             2,951,317
    Gujarat Pipavav Port, Ltd..........................    245,747               331,539
    Gujarat State Fertilizers & Chemicals, Ltd.........  2,186,080             3,094,848
    Gujarat State Petronet, Ltd........................  2,384,500             5,768,306
*   Hathway Cable & Datacom, Ltd.......................    684,589               278,646
    HBL Power Systems, Ltd.............................    174,131                70,131
    HCL Technologies, Ltd..............................     79,232             1,139,572
    HeidelbergCement India, Ltd........................    396,490               760,532
    Hikal, Ltd.........................................    295,081               638,206
    HIL, Ltd...........................................     17,515               528,913
    Himachal Futuristic Communications, Ltd............  7,434,134             2,128,966
    Himatsingka Seide, Ltd.............................    347,051             1,121,030

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                        ---------- -------------------------------
INDIA -- (Continued)
    Hindalco Industries, Ltd........................... 11,292,426           $33,623,344
    Hinduja Global Solutions, Ltd......................     74,046               657,699
    Hindustan Media Ventures, Ltd......................     11,103                19,448
    Honda SIEL Power Products, Ltd.....................      3,435                48,434
*   Housing Development & Infrastructure, Ltd..........  2,719,300               745,047
    HSIL, Ltd..........................................    429,703             1,385,118
    HT Media, Ltd......................................    800,270               428,895
    Huhtamaki PPL, Ltd.................................      6,622                19,314
    I G Petrochemicals, Ltd............................     15,701                92,719
    ICICI Bank, Ltd., Sponsored ADR....................  9,736,742            92,401,680
*   IDBI Bank, Ltd.....................................  2,655,560             2,121,760
    IDFC Bank, Ltd..................................... 11,560,990             5,412,967
    IDFC, Ltd..........................................  8,872,862             4,407,907
*   IFCI, Ltd..........................................  8,839,280             1,651,604
    IIFL Holdings, Ltd.................................  2,709,306            16,876,707
*   IL&FS Transportation Networks, Ltd.................    529,814               141,905
    India Cements, Ltd. (The)..........................  2,685,958             3,267,113
    India Glycols, Ltd.................................    118,892               614,450
*   Indiabulls Real Estate, Ltd........................  2,831,621             2,879,115
*   Indian Bank........................................    519,386             1,763,202
    Indian Hotels Co., Ltd. (The)......................  4,335,404             7,570,848
    Indian Hume Pipe Co., Ltd..........................      2,945                10,827
    Indo Count Industries, Ltd.........................    363,483               334,421
    Indoco Remedies, Ltd...............................     52,819               135,498
    INEOS Styrolution India, Ltd.......................     32,615               295,393
    Infosys, Ltd.......................................    696,020             6,427,742
    Ingersoll-Rand India, Ltd..........................     46,093               322,740
*   Inox Leisure, Ltd..................................     18,187                54,056
*   Inox Wind, Ltd.....................................     45,583                51,940
    Insecticides India, Ltd............................     12,305                69,118
*   Intellect Design Arena, Ltd........................    476,136             1,607,965
*   International Paper APPM, Ltd......................     25,252               165,575
    Ipca Laboratories, Ltd.............................     23,144               213,372
    ITD Cementation India, Ltd.........................    127,859               199,725
    J Kumar Infraprojects, Ltd.........................    141,986               240,599
    Jagran Prakashan, Ltd..............................    387,987               582,731
    Jai Corp., Ltd.....................................    737,204             1,030,028
    Jain Irrigation Systems, Ltd.......................  5,462,650             5,254,741
*   Jaiprakash Associates, Ltd......................... 17,658,065             1,558,918
*   Jammu & Kashmir Bank, Ltd. (The)...................  3,014,805             1,716,447
*   Jaypee Infratech, Ltd..............................  3,502,595               109,600
    JB Chemicals & Pharmaceuticals, Ltd................    416,210             1,733,613
    JBF Industries, Ltd................................    171,506                44,890
    Jindal Poly Films, Ltd.............................    247,064               903,755
    Jindal Saw, Ltd....................................  1,852,856             2,139,382
*   Jindal Stainless Hisar, Ltd........................     10,311                13,675
*   Jindal Stainless, Ltd..............................    222,465               157,877
*   Jindal Steel & Power, Ltd..........................  3,263,783             7,518,962
    JK Cement, Ltd.....................................    205,774             1,866,921
    JK Lakshmi Cement, Ltd.............................    396,116             1,441,758
    JK Paper, Ltd......................................    543,355             1,235,220
    JK Tyre & Industries, Ltd..........................  1,145,678             1,602,693
    JM Financial, Ltd..................................  3,611,805             3,689,297
    JMC Projects India, Ltd............................    131,140               149,836
*   JSW Energy, Ltd....................................  5,451,141             4,730,723
*   JSW Holdings, Ltd..................................      2,820                83,044
    JSW Steel, Ltd..................................... 14,073,872            64,500,655
    Jubilant Life Sciences, Ltd........................  1,028,152             9,172,039
    Kalpataru Power Transmission, Ltd..................    671,568             2,922,850

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                         Shares   Value(double right angle quote)
                                                        --------- -------------------------------
INDIA -- (Continued)
    Kalyani Steels, Ltd................................    81,065           $   250,181
    Karnataka Bank, Ltd. (The)......................... 2,303,013             3,223,102
    Karur Vysya Bank, Ltd. (The)....................... 2,882,794             3,093,071
*   Kaveri Seed Co., Ltd...............................   104,478               700,981
    KCP, Ltd...........................................   226,777               303,916
*   Kiri Industries, Ltd...............................    93,041               577,376
    Kirloskar Brothers, Ltd............................    64,949               176,066
    Kirloskar Oil Engines, Ltd.........................   294,687               864,500
    Kitex Garments, Ltd................................     7,052                10,566
    KNR Constructions, Ltd.............................   121,242               294,697
    Kolte-Patil Developers, Ltd........................   153,124               503,928
    KPIT Technologies, Ltd............................. 2,056,795             6,166,951
    KPR Mill, Ltd......................................    22,143               178,719
    KRBL, Ltd..........................................    96,906               446,384
    L&T Finance Holdings, Ltd.......................... 3,608,277             6,211,829
    Lakshmi Machine Works, Ltd.........................     1,659               129,418
*   Lakshmi Vilas Bank, Ltd. (The).....................   474,085               567,140
    Larsen & Toubro, Ltd............................... 4,341,385            76,144,793
    Laurus Labs, Ltd...................................    31,029               143,124
    LG Balakrishnan & Bros, Ltd........................    18,860               109,181
    LIC Housing Finance, Ltd........................... 2,374,495            13,164,764
    Linde India, Ltd...................................    56,811               338,602
    LT Foods, Ltd......................................   507,279               246,665
    Lumax Auto Technologies, Ltd.......................    26,710                63,168
    Lupin, Ltd......................................... 2,088,375            24,875,246
    Magma Fincorp, Ltd.................................   287,143               414,698
    Maharashtra Scooters, Ltd..........................     5,257               163,080
    Maharashtra Seamless, Ltd..........................   176,428             1,128,841
    Mahindra & Mahindra Financial Services, Ltd........ 1,602,790             8,797,113
    Mahindra & Mahindra, Ltd........................... 4,781,519            49,477,171
*   Mahindra CIE Automotive, Ltd.......................    68,076               244,004
    Mahindra Lifespace Developers, Ltd.................   247,493             1,364,191
    Maithan Alloys, Ltd................................    20,557               145,069
*   Majesco, Ltd.......................................     8,348                54,134
    Man Infraconstruction, Ltd.........................   232,063               121,614
    Manappuram Finance, Ltd............................ 5,540,541             5,980,487
    Mangalam Cement, Ltd...............................     7,882                21,845
    Marksans Pharma, Ltd...............................   977,705               383,403
    Mastek, Ltd........................................   100,251               612,964
*   Max India, Ltd.....................................   473,583               435,305
    McLeod Russel India, Ltd...........................   714,387             1,297,836
    Meghmani Organics, Ltd.............................   918,506               896,033
    Mercator, Ltd......................................   273,477                50,324
    Merck, Ltd.........................................    62,631             2,631,162
    Mirza International, Ltd...........................    72,490                78,566
    MOIL, Ltd..........................................   451,682             1,081,916
    Monte Carlo Fashions, Ltd..........................     6,053                28,212
    Mphasis, Ltd.......................................   519,146             6,940,129
    MPS, Ltd...........................................     3,844                27,540
    MRF, Ltd...........................................    13,476            11,795,128
    Munjal Showa, Ltd..................................    11,077                26,809
    Muthoot Finance, Ltd...............................   903,875             4,999,270
*   Nagarjuna Fertilizers & Chemicals, Ltd............. 1,812,637               227,067
    National Aluminium Co., Ltd........................ 4,964,081             4,586,955
*   National Fertilizers, Ltd..........................    33,882                16,501
    Nava Bharat Ventures, Ltd..........................   651,690             1,019,345
    Navin Fluorine International, Ltd..................    19,225               167,783
*   Navkar Corp., Ltd..................................   161,123               146,057
    NCC, Ltd........................................... 6,595,141             6,687,567

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                        ---------- -------------------------------
INDIA -- (Continued)
*   Neuland Laboratories, Ltd..........................      1,152          $      8,897
    NIIT Technologies, Ltd.............................    537,348             8,910,767
*   NIIT, Ltd..........................................    883,919               850,871
    Nilkamal, Ltd......................................     56,350             1,215,696
    NOCIL, Ltd.........................................    272,770               570,253
    Nucleus Software Exports, Ltd......................     25,508               133,439
    Oberoi Realty, Ltd.................................    609,858             3,475,038
    OCL India, Ltd.....................................    106,796             1,308,213
    Omaxe, Ltd.........................................    440,368             1,280,372
    Orient Cement, Ltd.................................    621,657               702,143
*   Oriental Bank of Commerce..........................    975,550             1,056,723
    Parag Milk Foods, Ltd..............................     29,693               103,776
*   Patel Engineering, Ltd.............................     17,563                 8,739
    PC Jeweller, Ltd...................................  1,220,290               967,089
    Persistent Systems, Ltd............................    267,798             2,052,875
    Petronet LNG, Ltd..................................  4,844,788            14,855,944
    Phillips Carbon Black, Ltd.........................    382,914             1,169,500
    Piramal Enterprises, Ltd...........................    739,433            21,523,702
    PNB Housing Finance, Ltd...........................      7,080                76,040
    PNC Infratech, Ltd.................................    208,046               389,806
    Polyplex Corp., Ltd................................     70,641               500,690
    Power Finance Corp., Ltd...........................  6,211,801             8,027,795
    Power Mech Projects, Ltd...........................     20,884               247,503
*   Prabhat Dairy, Ltd.................................    172,202               237,606
    Praj Industries, Ltd...............................  1,158,084             1,729,044
*   Prakash Industries, Ltd............................    623,087               885,374
    Prestige Estates Projects, Ltd.....................    428,381             1,118,725
    PTC India Financial Services, Ltd..................  2,660,009               550,576
    PTC India, Ltd.....................................  3,168,880             3,286,242
*   Punjab National Bank...............................  3,325,212             3,310,376
    Puravankara, Ltd...................................    540,207               480,890
    Quick Heal Technologies, Ltd.......................     66,350               180,361
    Radico Khaitan, Ltd................................    509,550             2,695,837
    Rain Commodities, Ltd..............................    885,256             2,199,714
    Rajesh Exports, Ltd................................    379,232             2,919,264
    Rallis India, Ltd..................................    285,411               657,288
    Ramco Industries, Ltd..............................    119,330               300,350
*   Ramco Systems, Ltd.................................     20,610                85,081
    Ramkrishna Forgings, Ltd...........................     12,991                94,467
    Rashtriya Chemicals & Fertilizers, Ltd.............  1,435,385             1,154,299
    Ratnamani Metals & Tubes, Ltd......................      6,971                77,515
    Raymond, Ltd.......................................    298,430             3,035,045
    Redington India, Ltd...............................  2,396,812             2,692,831
    Reliance Capital, Ltd..............................  1,546,388             5,067,625
*   Reliance Communications, Ltd.......................  9,358,526             1,572,825
    Reliance Home Finance, Ltd.........................  1,766,396               979,190
    Reliance Industries, Ltd., GDR.....................     98,068             2,799,281
    Reliance Industries, Ltd........................... 34,030,289           487,144,109
*   Reliance Power, Ltd................................  8,848,791             3,627,115
    Repco Home Finance, Ltd............................    161,193               804,019
    Rico Auto Industries, Ltd..........................    173,157               175,445
*   Ruchi Soya Industries, Ltd.........................    456,150                35,075
    Rural Electrification Corp., Ltd...................  9,418,048            14,864,485
    S Chand & Co., Ltd.................................      5,198                13,421
    Sadbhav Engineering, Ltd...........................     53,649               151,074
*   Sanghi Industries, Ltd.............................    133,780               110,720
*   Sanghvi Movers, Ltd................................     34,909                55,405
    Sarda Energy & Minerals, Ltd.......................     55,259               226,339
    Sasken Technologies, Ltd...........................     18,086               162,621

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                        ---------- -------------------------------
INDIA -- (Continued)
    Sequent Scientific, Ltd............................    435,379           $   285,983
    Seshasayee Paper & Boards, Ltd.....................     11,195               174,934
    Sharda Cropchem, Ltd...............................     22,892                99,128
    Shilpa Medicare, Ltd...............................      4,373                22,957
*   Shipping Corp. of India, Ltd.......................  1,684,388             1,003,794
*   Shree Renuka Sugars, Ltd...........................    334,703                58,553
    Shriram City Union Finance, Ltd....................     21,358               469,075
    Shriram Transport Finance Co., Ltd.................  1,187,712            18,554,646
*   Sical Logistics, Ltd...............................      3,268                 6,838
    Simplex Infrastructures, Ltd.......................     88,696               275,762
    Sintex Industries, Ltd.............................  2,517,100               407,795
*   Sintex Plastics Technology, Ltd....................  7,695,076             2,709,222
    Siyaram Silk Mills, Ltd............................      5,861                28,171
    SML ISUZU, Ltd.....................................     17,544               174,706
    Sobha, Ltd.........................................    769,693             4,624,058
*   Solara Active Pharma Sciences, Ltd.................      1,685                 7,394
    Somany Ceramics, Ltd...............................     15,517                71,397
    South Indian Bank, Ltd. (The)......................  9,805,919             1,938,839
    Srei Infrastructure Finance, Ltd...................  1,890,601               844,308
    SRF, Ltd...........................................    223,833             5,832,973
    Srikalahasthi Pipes, Ltd...........................     77,761               198,202
    Star Cement, Ltd...................................    104,969               144,144
*   State Bank of India................................ 11,878,292            45,099,880
*   Steel Authority of India, Ltd......................  4,730,984             4,127,112
    Strides Pharma Science, Ltd........................     10,111                57,967
    Sun Pharmaceutical Industries, Ltd.................    988,323             7,744,200
    Sunteck Realty, Ltd................................    163,893               716,960
    Surya Roshni, Ltd..................................     96,151               269,027
    Sutlej Textiles and Industries, Ltd................      7,506                 4,577
    Suven Life Sciences, Ltd...........................     70,978               231,894
*   Syndicate Bank.....................................  2,092,900               981,729
    TAKE Solutions, Ltd................................    437,601               961,164
    Tamil Nadu Newsprint & Papers, Ltd.................    314,014             1,097,385
    Tata Chemicals, Ltd................................  1,272,950            11,742,800
    Tata Global Beverages, Ltd.........................  3,379,577             9,905,372
*   Tata Motors, Ltd., Sponsored ADR...................    103,766             1,266,983
*   Tata Motors, Ltd................................... 16,824,571            40,663,558
    Tata Steel, Ltd....................................  5,248,434            39,294,892
    Tata Steel, Ltd....................................    402,178               542,800
    Tech Mahindra, Ltd.................................  1,558,572            15,699,385
*   Techno Electric & Engineering Co., Ltd.............     54,776               195,340
*   Tejas Networks, Ltd................................     85,981               297,056
    Texmaco Rail & Engineering, Ltd....................    348,962               293,500
    Thirumalai Chemicals, Ltd..........................    160,281               268,720
    TI Financial Holdings, Ltd.........................    542,920             3,566,347
    Tide Water Oil Co India, Ltd.......................      1,922               146,876
    Time Technoplast, Ltd..............................  1,140,644             1,733,457
    Tinplate Co. of India, Ltd. (The)..................    215,283               438,376
    Titagarh Wagons, Ltd...............................    207,006               188,430
    Tourism Finance Corp. of India, Ltd................     68,586               116,040
    Transport Corp. of India, Ltd......................    138,760               551,579
    Trident, Ltd.......................................    567,084               494,816
*   Triveni Engineering & Industries, Ltd..............     47,998                30,947
    Tube Investments of India, Ltd.....................    558,500             2,231,382
    TV Today Network, Ltd..............................     29,230               160,498
*   TV18 Broadcast, Ltd................................  6,567,720             3,326,720
    TVS Srichakra, Ltd.................................        752                24,419
*   UCO Bank...........................................  2,330,376               598,178
    Uflex, Ltd.........................................    455,786             1,720,414

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares    Value(double right angle quote)
                                                        ----------- -------------------------------
INDIA -- (Continued)
    UFO Moviez India, Ltd..............................      21,281         $       90,796
    Unichem Laboratories, Ltd..........................     359,521              1,055,809
*   Union Bank of India................................   2,045,981              2,118,591
*   Unitech, Ltd.......................................  12,073,793                350,927
    UPL, Ltd...........................................     328,518              2,984,448
    VA Tech Wabag, Ltd.................................     180,499                612,164
    Vardhman Textiles, Ltd.............................     239,481              3,252,151
    Vedanta, Ltd.......................................  18,349,151             52,350,731
    Vedanta, Ltd., ADR.................................     924,092             10,294,389
    Vijaya Bank........................................   2,775,054              1,650,853
    Vindhya Telelinks, Ltd.............................      16,260                327,534
    Visaka Industries, Ltd.............................      17,061                109,768
*   Vodafone Idea, Ltd.................................  18,594,249              9,721,538
    Welspun Corp., Ltd.................................   1,121,673              2,090,569
    Welspun Enterprises, Ltd...........................     646,670              1,070,194
    Welspun India, Ltd.................................   1,231,684                981,164
    West Coast Paper Mills, Ltd........................     150,026                791,954
    Wipro, Ltd.........................................   9,490,080             42,587,054
*   Wockhardt, Ltd.....................................     276,374              1,846,632
    Yes Bank, Ltd......................................   4,790,818             12,200,324
*   Zee Media Corp., Ltd...............................     374,089                126,618
    Zensar Technologies, Ltd...........................     829,415              2,878,974
*   Zuari Agro Chemicals, Ltd..........................      23,149                 77,479
                                                                            --------------
TOTAL INDIA............................................                      2,068,323,463
                                                                            --------------
INDONESIA -- (2.4%)
    Adaro Energy Tbk PT................................ 201,627,100             21,910,010
    Adhi Karya Persero Tbk PT..........................  24,162,200              1,790,714
*   Agung Podomoro Land Tbk PT.........................  81,295,500                749,142
    AKR Corporindo Tbk PT..............................     508,700                115,848
*   Alam Sutera Realty Tbk PT.......................... 159,012,300              2,913,126
    Aneka Tambang Tbk PT...............................  89,064,177              3,997,392
    Asahimas Flat Glass Tbk PT.........................   4,882,900              1,413,881
    Astra Agro Lestari Tbk PT..........................   3,695,867              2,922,325
    Astra Graphia Tbk PT...............................     436,900                 38,706
    Astra International Tbk PT.........................   4,065,100              2,114,522
    Astra Otoparts Tbk PT..............................     345,400                 32,721
*   Astrindo Nusantara Infrastructure Tbk PT........... 142,047,100                468,154
*   Bakrie and Brothers Tbk PT.........................   5,548,865                 18,246
*   Bakrie Telecom Tbk PT.............................. 160,430,200                 52,764
*   Bank Bukopin Tbk...................................  54,046,033              1,180,744
    Bank Danamon Indonesia Tbk PT......................  32,878,254             16,069,804
    Bank Mandiri Persero Tbk PT........................ 114,365,362             51,386,787
    Bank Negara Indonesia Persero Tbk PT...............  89,706,241             43,314,367
*   Bank Pan Indonesia Tbk PT.......................... 114,401,501              8,173,251
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk
      PT...............................................  34,986,300              4,121,006
    Bank Pembangunan Daerah Jawa Timur Tbk PT..........  27,192,000              1,091,900
    Bank Rakyat Indonesia Persero Tbk PT...............   1,869,000                387,907
    Bank Tabungan Negara Persero Tbk PT................  52,076,227              7,269,716
    Bank Tabungan Pensiunan Nasional Tbk PT............      44,900                 10,836
    Barito Pacific Tbk PT..............................  46,009,400              5,686,950
    Bekasi Fajar Industrial Estate Tbk PT..............  52,848,100                487,020
    BISI International Tbk PT..........................  13,394,400              1,280,155
    Blue Bird Tbk PT...................................      58,800                 11,031
*   Buana Lintas Lautan Tbk PT.........................   1,332,400                 11,833
*   Bumi Serpong Damai Tbk PT..........................  71,866,900              5,217,605
*   Centratama Telekomunikasi Indonesia Tbk PT.........   6,763,500                 43,212
    Ciputra Development Tbk PT......................... 168,129,778              9,092,246
*   City Retail Developments Tbk PT....................   1,000,000                  6,094

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares    Value(double right angle quote)
                                                        ----------- -------------------------------
INDONESIA -- (Continued)
*   Clipan Finance Indonesia Tbk PT....................   1,572,800           $    25,904
*   Eagle High Plantations Tbk PT...................... 111,235,400             1,284,469
    Elnusa Tbk PT......................................  51,940,700             1,280,750
*   Energi Mega Persada Tbk PT.........................  11,397,301                75,750
    Erajaya Swasembada Tbk PT..........................  13,892,700             1,553,895
*   Gajah Tunggal Tbk PT...............................  16,976,300               693,326
*   Garuda Indonesia Persero Tbk PT....................  45,666,781               606,414
    Global Mediacom Tbk PT............................. 102,794,700             2,220,279
*   Hanson International Tbk PT........................  48,742,700               388,446
    Harum Energy Tbk PT................................  11,888,400             1,535,919
    Hexindo Adiperkasa Tbk PT..........................     721,744               135,444
*   Holcim Indonesia Tbk PT............................  26,017,400             3,127,415
    Indah Kiat Pulp & Paper Corp. Tbk PT...............  34,676,600            29,060,970
    Indika Energy Tbk PT...............................  13,340,300             1,971,151
    Indo Tambangraya Megah Tbk PT......................   3,353,700             5,495,074
    Indocement Tunggal Prakarsa Tbk PT.................     153,700               175,375
    Indofood Sukses Makmur Tbk PT......................  61,867,000            24,340,864
    Indomobil Sukses Internasional Tbk PT..............     708,500                88,456
*   Indo-Rama Synthetics Tbk PT........................     180,100                49,225
*   Intiland Development Tbk PT........................  96,785,100             2,074,745
    Japfa Comfeed Indonesia Tbk PT.....................  46,974,650             6,282,662
    Jaya Real Property Tbk PT.......................... 115,414,400             4,629,227
*   Kawasan Industri Jababeka Tbk PT................... 273,325,156             3,990,830
    KMI Wire & Cable Tbk PT............................   7,493,500               121,474
*   Krakatau Steel Persero Tbk PT......................   7,314,600               178,259
*   Lippo Cikarang Tbk PT..............................   3,669,000               372,499
    Lippo Karawaci Tbk PT.............................. 261,757,349             4,836,924
*   Malindo Feedmill Tbk PT............................   8,083,300               659,095
*   Matahari Putra Prima Tbk PT........................   4,231,700                41,778
*   Medco Energi Internasional Tbk PT.................. 110,730,466             5,973,967
    Media Nusantara Citra Tbk PT.......................  15,035,400               773,590
    Metrodata Electronics Tbk PT.......................   1,823,650                85,729
    Mitra Pinasthika Mustika Tbk PT....................   3,395,700               172,138
*   MNC Investama Tbk PT............................... 332,569,700             1,683,146
    Modernland Realty Tbk PT...........................  89,667,000             1,286,121
*   Multipolar Tbk PT..................................  65,539,400               366,534
    Pabrik Kertas Tjiwi Kimia Tbk PT...................     696,400               473,427
    Pakuwon Jati Tbk PT................................   2,315,800                72,872
    Pan Brothers Tbk PT................................  39,179,650             1,429,712
*   Panin Financial Tbk PT............................. 203,836,500             3,679,868
*   Panin Insurance Tbk PT.............................  28,679,500             1,901,862
    Perusahaan Perkebunan London Sumatra Indonesia Tbk
      PT...............................................  43,955,784             3,736,073
    PP Persero Tbk PT..................................  29,192,600             2,561,801
    Puradelta Lestari Tbk PT...........................   5,165,200                44,177
    Ramayana Lestari Sentosa Tbk PT....................  32,581,600             2,552,404
    Salim Ivomas Pratama Tbk PT........................  44,471,100             1,346,725
    Sampoerna Agro PT..................................  11,830,341             1,862,610
    Selamat Sempurna Tbk PT............................  31,125,000             3,020,615
    Semen Baturaja Persero Tbk PT......................   8,621,300               999,039
    Semen Indonesia Persero Tbk PT.....................  19,945,300            11,825,912
*   Sentul City Tbk PT................................. 206,604,200             1,293,015
*   Siloam International Hospitals Tbk PT..............   1,190,700               180,098
    Sinar Mas Agro Resources & Technology Tbk PT.......   7,724,800             2,123,971
    Sri Rejeki Isman Tbk PT............................ 123,855,400             2,958,260
    Summarecon Agung Tbk PT............................  13,927,000               549,583
*   Surya Esa Perkasa Tbk PT...........................   1,526,800                30,109
    Surya Semesta Internusa Tbk PT.....................  47,739,500             1,464,640
*   Tiga Pilar Sejahtera Food Tbk......................  41,727,122               461,119
    Timah Tbk PT.......................................  44,150,560             1,877,719

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
INDONESIA -- (Continued)
     Tiphone Mobile Indonesia Tbk PT....................  7,827,700          $    330,146
*    Trias Sentosa Tbk PT...............................    336,500                 8,863
     Tunas Baru Lampung Tbk PT.......................... 24,845,700             1,454,286
     Tunas Ridean Tbk PT................................ 34,967,000             2,641,084
     Ultrajaya Milk Industry & Trading Co. Tbk PT....... 22,039,800             1,795,484
     Unggul Indah Cahaya Tbk PT.........................    304,535                71,807
     United Tractors Tbk PT............................. 12,282,400            27,117,412
*    Vale Indonesia Tbk PT.............................. 19,222,200             3,709,808
*    Visi Media Asia Tbk PT.............................  2,555,100                22,537
     Waskita Beton Precast Tbk PT....................... 68,191,400             1,428,679
     Waskita Karya Persero Tbk PT....................... 24,693,700             2,344,466
     Wijaya Karya Beton Tbk PT.......................... 17,903,700               353,499
     Wijaya Karya Persero Tbk PT........................ 30,974,000             2,244,988
*    XL Axiata Tbk PT................................... 25,142,400             4,344,812
                                                                             ------------
TOTAL INDONESIA.........................................                      395,331,341
                                                                             ------------
MALAYSIA -- (2.9%)
     Aeon Co. M Bhd.....................................    345,700               139,625
     AFFIN Bank Bhd..................................... 10,493,750             5,670,379
     AirAsia Group Bhd.................................. 17,947,500            11,276,310
*    AirAsia X Bhd......................................  1,246,100                68,644
     Alliance Bank Malaysia Bhd......................... 15,016,000            14,221,851
     Allianz Malaysia Bhd...............................     32,500                94,638
     AMMB Holdings Bhd.................................. 19,975,062            18,155,453
#    Ann Joo Resources Bhd..............................  2,013,500               703,153
     APM Automotive Holdings Bhd........................    721,300               565,016
     Batu Kawan Bhd.....................................  2,043,450             8,241,108
     Benalec Holdings Bhd...............................  5,886,700               288,697
*    Berjaya Assets Bhd.................................    746,100                50,156
*    Berjaya Corp. Bhd.................................. 42,290,678             2,832,177
     Berjaya Food Bhd...................................    121,800                40,143
*    Berjaya Land Bhd................................... 13,220,000               634,130
     BIMB Holdings Bhd..................................  1,025,907               898,041
     Boustead Holdings Bhd.............................. 12,294,491             4,612,316
     Boustead Plantations Bhd...........................  3,008,700               679,913
*    Bumi Armada Bhd.................................... 29,247,800             2,828,212
     Cahya Mata Sarawak Bhd.............................    104,100                72,228
     Can-One Bhd........................................    401,400               191,841
#    CB Industrial Product Holding Bhd..................  1,722,100               445,342
     Chin Teck Plantations BHD..........................    309,100               535,302
     CIMB Group Holdings Bhd............................ 49,160,594            67,265,767
     CJ Century Logistics Holdings Bhd, Class B.........     71,300                 8,098
#    Coastal Contracts Bhd..............................  3,193,700               695,223
     CSC Steel Holdings Bhd.............................  2,010,456               494,560
     Cypark Resources Bhd...............................    430,300               261,577
     Dagang NeXchange Bhd...............................    909,800                80,634
*    Dayang Enterprise Holdings Bhd.....................  2,480,000               316,238
#    DRB-Hicom Bhd...................................... 10,460,600             4,706,283
#    Eastern & Oriental Bhd............................. 10,793,313             3,051,176
# *  Eco World Development Group Bhd....................  4,203,400             1,005,226
#    Ekovest BHD........................................ 10,441,300             1,224,932
     Engtex Group Bhd...................................    775,500               165,976
     Evergreen Fibreboard Bhd...........................  6,661,289               740,883
     FAR East Holdings BHD..............................  1,372,920               954,019
#    FGV Holdings Bhd................................... 19,565,700             6,551,992
     Gabungan AQRS Bhd..................................  2,502,500               551,527
     Gadang Holdings Bhd................................  4,381,200               644,565
#    Gamuda Bhd.........................................  7,870,200             4,502,708
     Genting Bhd........................................ 24,402,500            42,824,828

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                            Shares   Value(double right angle quote)
                                                          ---------- -------------------------------
MALAYSIA -- (Continued)
#    Genting Malaysia Bhd................................ 20,718,500           $22,252,981
#    George Kent Malaysia Bhd............................  1,586,200               413,785
     Glomac Bhd..........................................  5,851,950               552,124
     GuocoLand Malaysia Bhd..............................  2,754,100               526,894
     HAP Seng Consolidated Bhd...........................  3,657,182             8,606,460
     Hap Seng Plantations Holdings Bhd...................  3,052,700             1,349,915
#    Hengyuan Refining Co. Bhd...........................    930,800             1,305,613
#    HeveaBoard Bhd......................................  2,120,000               413,385
# *  Hiap Teck Venture Bhd...............................  9,625,500               781,521
#    Hong Leong Financial Group Bhd......................  2,818,534            12,392,200
     Hong Leong Industries Bhd...........................    577,200             1,456,678
     Hua Yang Bhd........................................  1,561,810               140,501
     I-Bhd...............................................     84,900                 9,352
#    IGB Bhd.............................................  3,210,195             1,939,302
     IJM Corp. Bhd....................................... 32,369,218            12,618,348
#    Insas Bhd...........................................  7,075,700             1,184,174
     IOI Properties Group Bhd............................  6,834,825             2,140,067
*    Iris Corp. Bhd...................................... 19,270,000               668,314
# *  Iskandar Waterfront City Bhd........................  3,703,000               442,854
# *  JAKS Resources Bhd..................................  3,622,500               789,208
     Jaya Tiasa Holdings Bhd.............................  5,444,733               696,634
     JCY International Bhd...............................  8,591,700               513,603
     Keck Seng Malaysia Bhd..............................  2,504,000             2,435,783
     Kenanga Investment Bank Bhd.........................  2,123,487               314,877
#    Kian JOO CAN Factory Bhd............................  4,458,080             2,348,079
#    Kimlun Corp. Bhd....................................    912,902               253,324
# *  KNM Group Bhd....................................... 24,453,390               788,440
     Kretam Holdings Bhd.................................  3,429,400               332,349
# *  KSL Holdings Bhd....................................  8,161,651             1,384,266
     Kumpulan Fima BHD...................................  1,960,700               718,017
#    Kumpulan Perangsang Selangor Bhd....................  2,391,307               715,679
*    Kwantas Corp. BHD...................................    187,500                51,449
*    Land & General Bhd.................................. 33,231,420             1,228,478
*    Landmarks Bhd.......................................  2,119,208               283,558
#    LBS Bina Group Bhd..................................  8,370,780             1,362,844
# *  Lion Industries Corp. Bhd...........................  3,076,300               522,540
     Magnum Bhd..........................................  6,044,000             2,617,594
     Mah Sing Group Bhd.................................. 14,040,162             3,222,631
     Malayan Banking Bhd.................................  8,003,101            18,164,972
     Malayan Flour Mills Bhd.............................  3,267,850               797,397
*    Malayan United Industries Bhd.......................    881,500                33,788
     Malaysia Airports Holdings Bhd......................    601,254             1,195,105
#    Malaysia Building Society Bhd....................... 13,047,004             2,936,887
#    Malaysia Marine and Heavy Engineering Holdings Bhd..  2,406,100               339,032
# *  Malaysian Bulk Carriers Bhd.........................  4,598,325               521,005
     Malaysian Pacific Industries Bhd....................    229,575               595,896
#    Malaysian Resources Corp. Bhd....................... 24,219,700             4,235,082
     Malton Bhd..........................................  4,504,200               534,039
     Matrix Concepts Holdings Bhd........................    567,800               250,980
     MBM Resources BHD...................................  2,625,103             1,248,969
# *  Media Prima Bhd.....................................  6,626,700               641,795
     Mega First Corp. Bhd................................  1,781,400             1,290,989
     MISC Bhd............................................ 12,922,804            18,813,243
     Mitrajaya Holdings Bhd..............................    496,730                39,870
*    MK Land Holdings Bhd................................  1,299,600                57,612
     MKH Bhd.............................................  4,260,078             1,260,878
     MMC Corp. Bhd....................................... 10,859,680             2,781,049
# *  MNRB Holdings Bhd...................................  5,589,959             1,310,969
*    MPHB Capital Bhd....................................     53,100                14,714

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
MALAYSIA -- (Continued)
     Muda Holdings Bhd..................................  1,136,000           $   432,476
*    Mudajaya Group Bhd.................................  4,184,700               314,896
#    Muhibbah Engineering M Bhd.........................  4,342,400             2,877,464
# *  Mulpha International Bhd...........................  2,063,860               912,855
*    Naim Holdings Bhd..................................  1,311,100               140,964
     OCK Group Bhd......................................    108,300                12,569
#    Oriental Holdings BHD..............................  3,357,079             4,836,822
#    OSK Holdings Bhd................................... 11,770,806             2,562,261
     Pacific & Orient Bhd...............................    390,052                94,036
     Panasonic Manufacturing Malaysia Bhd...............    250,880             2,284,300
     Pantech Group Holdings Bhd.........................  4,446,309               483,982
     Paramount Corp. Bhd................................  1,734,425               850,859
# *  Parkson Holdings Bhd...............................  6,253,028               493,577
     Petron Malaysia Refining & Marketing Bhd...........    145,000               250,714
     PIE Industrial Bhd.................................    181,200                66,353
     PPB Group Bhd......................................  5,045,239            20,216,836
     Protasco Bhd.......................................  4,370,991               366,289
#    RHB Bank Bhd.......................................  9,062,200            11,337,155
*    Rimbunan Sawit Bhd.................................  6,810,000               277,010
# *  Sapura Energy Bhd.................................. 41,938,100             3,396,530
#    Sarawak Oil Palms Bhd..............................    677,967               421,420
     Selangor Dredging Bhd..............................  1,300,900               224,226
     Selangor Properties Bhd............................     75,300                96,595
     Shangri-La Hotels Malaysia Bhd.....................    511,500               675,338
     SHL Consolidated Bhd...............................    331,800               186,900
     Sime Darby Bhd..................................... 12,481,600             6,565,545
     Sime Darby Property Bhd............................  2,879,500               672,619
     SP Setia Bhd Group.................................  6,756,123             3,394,866
     Star Media Group Bhd...............................  1,710,000               312,897
*    Sumatec Resources Bhd..............................  2,855,100                20,597
#    Sunway Bhd......................................... 16,127,671             5,281,096
     Supermax Corp. Bhd.................................  4,472,500             3,408,471
     Suria Capital Holdings Bhd.........................    824,400               301,187
     Symphony Life Bhd..................................    222,624                18,616
     Ta Ann Holdings Bhd................................  2,445,826             1,345,283
     TA Enterprise Bhd.................................. 17,678,300             2,536,993
     TA Global Bhd...................................... 15,391,880               974,917
#    Tan Chong Motor Holdings Bhd.......................  3,639,500             1,287,977
     TDM Bhd............................................ 10,542,920               516,834
     TH Plantations Bhd.................................    900,500               134,591
     Thong Guan Industries Bhd..........................    114,200                59,772
     TIME dotCom Bhd....................................  3,161,480             5,896,150
*    Tiong NAM Logistics Holdings.......................  1,474,262               305,553
     Titijaya Land Bhd..................................    317,200                23,890
     Tropicana Corp. Bhd................................  8,398,246             1,747,200
     TSH Resources Bhd..................................     95,400                23,059
     Tune Protect Group Bhd.............................    755,500               112,818
     UEM Edgenta Bhd....................................  1,330,200               815,165
#    UEM Sunrise Bhd.................................... 19,521,445             3,201,844
     UMW Holdings Bhd...................................    671,900               763,550
     Unisem M Bhd.......................................  5,554,100             3,839,377
     United Malacca Bhd.................................    960,500             1,312,673
     United Plantations Bhd.............................      7,000                44,821
     UOA Development Bhd................................  8,522,800             3,976,517
# *  Velesto Energy Bhd................................. 16,557,527             1,027,493
*    Vivocom International Holdings Bhd.................  3,725,667                22,246
*    Vizione Holdings Bhd...............................    130,271                27,993
*    Wah Seong Corp. Bhd................................  3,838,083               820,999
#    WCT Holdings Bhd................................... 11,686,262             2,265,389

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
MALAYSIA -- (Continued)
     WTK Holdings Bhd...................................  5,153,250          $    566,928
#    YNH Property Bhd...................................  6,425,950             2,069,016
     YTL Corp. Bhd...................................... 60,621,943            15,383,704
*    YTL Land & Development Bhd.........................    879,200                83,865
                                                                             ------------
TOTAL MALAYSIA..........................................                      481,103,917
                                                                             ------------
MEXICO -- (3.3%)
     Alfa S.A.B. de C.V., Class A....................... 31,425,253            33,230,253
     Alpek S.A.B. de C.V................................  4,125,775             5,473,749
     Arca Continental S.A.B. de C.V.....................    730,293             3,667,059
*    Axtel S.A.B. de C.V................................  2,911,685               475,886
     Banco del Bajio SA.................................    208,093               408,334
     Banco Santander Mexico SA Institucion de Banca
       Multiple Grupo Financiero Santand, ADR...........  1,848,434            11,608,166
#    Banco Santander Mexico SA Institucion de Banca
       Multiple Grupo Financiero Santand, Class B.......  4,993,822             6,251,727
#    Becle S.A.B. de C.V................................  1,190,388             1,464,453
*    Bio Pappel S.A.B. de C.V...........................    418,232               429,901
*    Cemex S.A.B. de C.V., Sponsored ADR................  8,230,918            41,483,824
     Coca-Cola Femsa S.A.B. de C.V......................  1,106,840             6,321,219
     Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR......    108,685             6,193,958
     Consorcio ARA S.A.B. de C.V........................  8,636,113             2,283,038
*    Corp Interamericana de Entretenimiento S.A.B. de
       C.V., Class B....................................  1,519,014             1,415,949
     Corp. Actinver S.A.B. de C.V.......................    105,133                67,283
     Credito Real S.A.B. de C.V. SOFOM ER...............  1,437,906             1,636,586
     Cydsa S.A.B. de C.V................................      5,874                 8,759
# *  Dine S.A.B. de C.V.................................  1,027,267               469,554
     El Puerto de Liverpool S.A.B. de C.V...............    479,628             3,045,894
     Fomento Economico Mexicano S.A.B. de C.V.,
       Sponsored ADR....................................    828,427            70,474,285
# *  Genomma Lab Internacional S.A.B. de C.V., Class B..    318,685               202,696
#    Gentera S.A.B. de C.V..............................  1,595,697             1,293,007
*    Grupo Aeromexico S.A.B. de C.V.....................  1,437,507             1,584,472
     Grupo Bimbo S.A.B. de C.V..........................     41,500                77,593
#    Grupo Carso S.A.B. de C.V..........................  6,079,906            17,805,797
#    Grupo Cementos de Chihuahua S.A.B. de C.V..........  2,340,857            12,676,173
     Grupo Comercial Chedraui S.A. de C.V...............  3,045,573             5,378,002
#    Grupo Elektra S.A.B. de C.V........................    253,183            10,718,983
# *  Grupo Famsa S.A.B. de C.V., Class A................  2,553,848             1,267,290
#    Grupo Financiero Banorte S.A.B. de C.V............. 16,763,095            92,417,464
#    Grupo Financiero Inbursa S.A.B. de C.V............. 14,982,956            19,524,145
*    Grupo Gigante S.A.B. de C.V........................    471,076               879,387
     Grupo Herdez S.A.B. de C.V.........................    977,438             1,811,652
*    Grupo Hotelero Santa Fe S.A.B. de C.V..............     72,712                32,252
     Grupo Industrial Saltillo S.A.B. de C.V............  1,355,006             1,627,615
     Grupo KUO S.A.B. de C.V............................  2,034,528             4,807,569
#    Grupo Lala S.A.B. de C.V...........................    645,892               567,569
     Grupo Mexico S.A.B. de C.V......................... 37,049,726            85,450,613
*    Grupo Pochteca S.A.B. de C.V.......................     67,810                21,682
     Grupo Posadas S.A.B. de C.V........................    328,713               645,670
#    Grupo Rotoplas S.A.B. de C.V.......................    154,019               150,127
#    Grupo Sanborns S.A.B. de C.V.......................  1,379,018             1,253,884
# *  Grupo Simec S.A.B. de C.V..........................  1,067,389             2,897,936
*    Grupo Sports World S.A.B. de C.V...................    293,561               289,034
     Grupo Televisa S.A.B...............................  1,048,157             3,019,097
     Grupo Televisa S.A.B., Sponsored ADR...............    541,782             7,790,825
*    Hoteles City Express S.A.B. de C.V.................    446,808               494,908
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR...     32,912             1,443,520
     Industrias Bachoco S.A.B. de C.V...................  1,624,707             5,941,909
*    Industrias CH S.A.B. de C.V........................  1,914,209             6,877,234

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
MEXICO -- (Continued)
     Industrias Penoles S.A.B. de C.V...................     307,496          $  4,329,384
*    La Comer S.A.B. de C.V.............................   4,997,412             5,215,568
     Medica Sur S.A.B. de C.V...........................       1,000                 1,575
     Mexichem S.A.B. de C.V.............................  10,214,475            26,716,309
# *  Minera Frisco S.A.B. de C.V., Class A1.............   7,180,791             2,241,208
     Nemak S.A.B. de C.V................................   2,690,588             1,943,112
     OHL Mexico S.A.B. de C.V...........................      43,335                59,584
     Organizacion Cultiba S.A.B. de C.V.................     157,421               129,110
# *  Organizacion Soriana S.A.B. de C.V., Class B.......  14,282,365            18,646,367
     Promotora y Operadora de Infraestructura S.A.B. de
       C.V..............................................     398,758             3,620,834
     Promotora y Operadora de Infraestructura S.A.B. de
       C.V..............................................       3,563                24,469
     Qualitas Controladora S.A.B. de C.V................   1,165,162             2,343,144
     Rassini S.A.B. de C.V..............................     245,193               816,817
     Rassini S.A.B. de C.V., Class A....................      68,523               109,127
#    TV Azteca S.A.B. de C.V............................   9,572,299             1,036,715
#    Unifin Financiera S.A.B. de C.V. SOFOM ENR.........     187,704               351,785
#    Vitro S.A.B. de C.V................................   1,507,849             3,637,261
                                                                              ------------
TOTAL MEXICO............................................                       556,580,351
                                                                              ------------
PHILIPPINES -- (1.0%)
     8990 Holdings, Inc.................................     485,900                64,361
     A Soriano Corp.....................................   6,145,300               714,959
     ACR Mining Corp....................................     105,455                 6,615
*    Alliance Global Group, Inc.........................  37,413,406             7,967,730
     Alsons Consolidated Resources, Inc.................  19,066,000               460,172
*    Apex Mining Co., Inc...............................   2,248,000                76,612
*    Atlas Consolidated Mining & Development Corp.......   5,351,500               290,493
     Bank of the Philippine Islands.....................     767,763             1,180,485
     BDO Unibank, Inc...................................  12,476,198            28,578,341
     Belle Corp.........................................   2,758,000               121,731
     Cebu Air, Inc......................................   2,569,180             3,070,915
*    CEMEX Holdings Philippines, Inc....................   9,333,000               370,015
     Century Properties Group, Inc......................  28,217,400               218,640
     China Banking Corp.................................     922,332               482,707
     Cosco Capital, Inc.................................  16,581,400             2,099,313
     DMCI Holdings, Inc.................................   3,184,500               764,789
*    East West Banking Corp.............................   4,586,800               970,746
*    EEI Corp...........................................   1,897,400               314,552
     Emperador, Inc.....................................   1,258,100               163,747
*    Empire East Land Holdings, Inc.....................  24,178,000               235,125
*    Energy Development Corp............................   5,035,869               646,663
     Filinvest Development Corp.........................     142,800                19,324
     Filinvest Land, Inc................................ 164,237,031             4,300,054
     First Philippine Holdings Corp.....................   4,211,660             5,016,393
*    Global Ferronickel Holdings, Inc...................   5,789,176               196,828
     GT Capital Holdings, Inc...........................     282,897             4,020,675
     Integrated Micro-Electronics, Inc..................     350,600                70,566
     International Container Terminal Services, Inc.....     767,860             1,299,486
     JG Summit Holdings, Inc............................  12,512,210            11,079,735
     Lopez Holdings Corp................................  31,957,200             2,527,815
     LT Group, Inc......................................  17,026,100             4,617,321
     Megaworld Corp..................................... 125,431,200            10,348,776
     Metro Retail Stores Group, Inc.....................   1,545,000                64,245
     Metropolitan Bank & Trust Co.......................   7,211,994             8,847,877
     Nickel Asia Corp...................................  14,900,940               707,863
     Pepsi-Cola Products Philippines, Inc...............   1,602,000                49,577
     Petron Corp........................................  21,123,900             3,197,266
     Philex Mining Corp.................................   1,297,000                84,320
*    Philippine National Bank...........................   4,600,833             3,408,986

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
PHILIPPINES -- (Continued)
*    Philippine National Construction Corp..............    398,900          $      6,851
     Philippine Savings Bank............................  1,195,293             1,743,865
     Phinma Energy Corp................................. 25,640,000               460,625
     Phoenix Petroleum Philippines, Inc.................  1,483,700               305,475
     Pilipinas Shell Petroleum Corp.....................     59,430                54,034
     Premium Leisure Corp...............................  1,479,000                20,469
     RFM Corp...........................................    976,000                87,440
     Rizal Commercial Banking Corp......................  6,264,706             3,400,075
     Robinsons Land Corp................................ 32,366,008            12,722,406
     Robinsons Retail Holdings, Inc.....................    312,740               443,269
     San Miguel Corp....................................  6,453,816            20,655,405
     San Miguel Food and Beverage, Inc..................    599,990               953,860
     Security Bank Corp.................................  1,944,794             5,255,716
     SSI Group, Inc.....................................  2,648,000               133,817
     STI Education Systems Holdings, Inc................ 11,885,000               151,154
*    Top Frontier Investment Holdings, Inc..............    628,532             3,291,108
*    Travellers International Hotel Group, Inc..........  2,808,200               272,963
     Union Bank Of Philippines..........................  4,413,349             5,514,544
     Vista Land & Lifescapes, Inc....................... 65,469,168             6,468,863
                                                                             ------------
TOTAL PHILIPPINES.......................................                      170,597,757
                                                                             ------------
POLAND -- (1.4%)
     Agora SA...........................................    516,087             1,249,435
*    Alior Bank SA......................................    171,702             2,577,384
     Amica SA...........................................      3,144                86,803
     Asseco Poland SA...................................  1,113,981            14,016,716
     Bank Handlowy w Warszawie SA.......................     30,090               548,800
*    Bank Millennium SA.................................  4,427,257            10,191,512
*    Boryszew SA........................................    106,415               132,634
#    Ciech SA...........................................    120,338             1,330,471
*    Cyfrowy Polsat SA..................................    507,896             2,920,471
*    Enea SA............................................  2,423,548             5,074,573
#    Firma Oponiarska Debica SA.........................     64,729             1,790,783
*    Getin Holding SA...................................  3,022,179               196,990
*    Getin Noble Bank SA................................    948,327               133,411
#    Grupa Azoty SA.....................................    236,563             1,595,402
     Grupa Kety SA......................................     49,731             4,418,364
     Grupa Lotos SA.....................................  1,471,574            26,534,242
*    Impexmetal SA......................................  3,428,740             2,785,706
*    Jastrzebska Spolka Weglowa SA......................     46,733               898,442
     Kernel Holding SA..................................    472,763             6,052,945
*    KGHM Polska Miedz SA...............................  1,172,532            26,508,630
     LC Corp. SA........................................  1,308,893               818,359
# *  Lubelski Wegiel Bogdanka SA........................     45,495               637,710
#    mBank SA...........................................     12,464             1,212,098
*    Netia SA...........................................  2,058,981             2,515,470
     Orbis SA...........................................    447,369             7,844,079
*    PGE Polska Grupa Energetyczna SA...................  8,557,688            23,415,725
*    PKP Cargo SA.......................................     75,608               792,927
*    Polnord SA.........................................      5,709                13,817
     Polski Koncern Naftowy Orlen S.A...................  2,559,128            61,540,376
     Powszechna Kasa Oszczednosci Bank Polski SA........  1,990,595            20,673,147
     Stalexport Autostrady SA...........................     35,535                30,313
     Stalprodukt SA.....................................      2,720               261,492
*    Tauron Polska Energia SA........................... 10,944,247             5,076,378
#    Trakcja SA.........................................    512,608               408,349
*    Vistula Group SA...................................     37,292                37,849
                                                                             ------------
TOTAL POLAND............................................                      234,321,803
                                                                             ------------

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
RUSSIA -- (2.2%)
*    AFI Development P.L.C., GDR........................     16,827          $      3,465
     Etalon Group P.L.C., GDR...........................    102,719               236,767
     Gazprom PJSC, Sponsored ADR........................ 23,529,456           111,258,703
     Gazprom PJSC, Sponsored ADR........................     48,875               229,712
     Lukoil PJSC, Sponsored ADR(BYZF386)................  1,486,443           110,948,106
     Lukoil PJSC, Sponsored ADR(BYZDW2900)..............  1,526,223           113,793,494
     Magnitogorsk Iron & Steel Works PJSC, GDR..........    658,541             6,172,980
     Ros Agro P.L.C., GDR...............................      1,124                11,330
     Rosneft Oil Co. PJSC, GDR..........................  2,708,027            19,037,430
     RusHydro PJSC, ADR.................................  7,387,899             5,772,365
     VTB Bank PJSC, GDR.................................  2,171,822             2,736,496
                                                                             ------------
TOTAL RUSSIA............................................                      370,200,848
                                                                             ------------
SINGAPORE -- (0.0%)
*    Pacc Offshore Services Holdings, Ltd...............  1,776,725               290,047
                                                                             ------------
SOUTH AFRICA -- (6.5%)
     Absa Group, Ltd....................................  7,309,742            73,859,722
# *  Adcorp Holdings, Ltd...............................    928,995             1,285,322
     AECI, Ltd..........................................  1,713,430            11,026,701
     African Oxygen, Ltd................................    116,909               231,186
# *  African Phoenix Investments, Ltd................... 10,121,910               334,450
     African Rainbow Minerals, Ltd......................  1,688,326            14,294,849
     Alexander Forbes Group Holdings, Ltd...............  4,851,736             1,709,002
*    Allied Electronics Corp., Ltd., Class A............     27,818                33,112
     Alviva Holdings, Ltd...............................    969,688             1,157,686
     Anglo American Platinum, Ltd.......................    439,470            14,307,942
     AngloGold Ashanti, Ltd.............................  1,854,319            18,048,224
     AngloGold Ashanti, Ltd., Sponsored ADR.............  3,227,611            30,371,819
# *  ArcelorMittal South Africa, Ltd....................  2,390,579               616,902
*    Ascendis Health, Ltd...............................    171,417                88,279
     Aspen Pharmacare Holdings, Ltd.....................  1,305,627            13,806,988
     Assore, Ltd........................................     81,805             1,714,214
# *  Aveng, Ltd......................................... 85,419,618               290,024
     Barloworld, Ltd....................................  4,253,619            34,670,606
     Blue Label Telecoms, Ltd...........................  3,106,950             1,092,006
# *  Brait SE...........................................  2,567,253             6,425,715
     Caxton and CTP Publishers and Printers, Ltd........  3,089,885             2,090,727
     Clover Industries, Ltd.............................  1,507,768             1,678,777
     DataTec, Ltd.......................................  4,748,370             7,523,986
     DRDGOLD, Ltd.......................................  5,442,943             1,375,766
*    enX Group, Ltd.....................................    361,828               319,210
#    EOH Holdings, Ltd..................................    369,443               824,732
#    Exxaro Resources, Ltd..............................  2,503,520            25,605,663
#    Gold Fields, Ltd...................................  2,560,837             6,770,214
     Gold Fields, Ltd., Sponsored ADR................... 12,744,846            33,901,290
# *  Grindrod Shipping Holdings, Ltd....................    187,872             1,228,066
*    Grindrod, Ltd......................................  7,514,882             3,379,729
*    Group Five, Ltd....................................  1,254,769                94,579
     Harmony Gold Mining Co., Ltd.......................  1,956,999             3,653,491
     Harmony Gold Mining Co., Ltd., Sponsored ADR.......    491,788               904,890
*    Howden Africa Holdings, Ltd........................      9,723                27,690
     Hudaco Industries, Ltd.............................    154,051             1,465,510
     Hulamin, Ltd.......................................  1,953,365               654,129
# *  Impala Platinum Holdings, Ltd......................  5,228,472             9,607,719
     Imperial Holdings, Ltd.............................  2,207,724            24,496,006
     Investec, Ltd......................................  2,770,602            17,200,036
     Invicta Holdings, Ltd..............................     82,427               186,909
     KAP Industrial Holdings, Ltd.......................  5,152,372             2,721,483

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
SOUTH AFRICA -- (Continued)
     Kumba Iron Ore, Ltd................................    545,192         $   10,689,431
     Lewis Group, Ltd...................................  1,655,553              3,528,019
     Liberty Holdings, Ltd..............................  1,721,995             12,631,484
     Life Healthcare Group Holdings, Ltd................  3,233,960              5,370,161
     Long4Life, Ltd.....................................    549,853                167,268
     Merafe Resources, Ltd.............................. 25,011,796              2,648,288
#    Metair Investments, Ltd............................  1,591,567              1,566,062
*    MMI Holdings, Ltd.................................. 17,542,403             21,272,082
     Mpact, Ltd.........................................  2,812,393              3,964,483
#    MTN Group, Ltd..................................... 20,660,217            119,972,420
     Murray & Roberts Holdings, Ltd.....................  6,948,515              7,995,869
*    Nampak, Ltd........................................  5,254,037              5,300,862
     Nedbank Group, Ltd.................................  2,135,269             36,097,038
     Novus Holdings, Ltd................................    186,594                 56,832
     Omnia Holdings, Ltd................................    746,296              5,879,950
     Peregrine Holdings, Ltd............................  1,486,586              2,066,012
# *  PPC, Ltd...........................................  8,503,835              3,429,620
     Raubex Group, Ltd..................................  2,227,888              2,861,795
     RCL Foods, Ltd.....................................    130,261                147,960
     Reunert, Ltd.......................................    998,464              5,394,429
     Rhodes Food Group Pty, Ltd.........................     23,326                 25,277
# *  Royal Bafokeng Platinum, Ltd.......................    469,845                851,532
#    Sappi, Ltd.........................................  7,755,890             43,576,815
     Sasol, Ltd.........................................  3,511,112            114,742,961
     Sasol, Ltd., Sponsored ADR.........................  1,594,557             51,854,994
*    Sibanye Gold, Ltd..................................  6,956,319              4,839,507
*    Sibanye Gold, Ltd., Sponsored ADR..................  2,498,559              7,045,938
     Standard Bank Group, Ltd........................... 17,066,487            189,083,288
# *  Steinhoff International Holdings NV................ 23,998,309              2,919,434
*    Super Group, Ltd...................................  4,836,479             13,106,269
#    Telkom SA SOC, Ltd.................................  5,017,373             18,261,373
     Tongaat Hulett, Ltd................................  1,558,340              6,000,766
     Trencor, Ltd.......................................  1,605,753              3,315,090
     Tsogo Sun Holdings, Ltd............................  2,552,635              3,501,493
     Wilson Bayly Holmes-Ovcon, Ltd.....................    605,804              6,284,456
                                                                            --------------
TOTAL SOUTH AFRICA......................................                     1,087,524,609
                                                                            --------------
SOUTH KOREA -- (16.1%)
     Aekyung Petrochemical Co., Ltd.....................     44,722                323,526
#    AJ Networks Co., Ltd...............................     55,951                224,135
# *  AJ Rent A Car Co., Ltd.............................    142,766              1,346,156
# *  Ajin Industrial Co., Ltd...........................     64,617                 93,089
     AK Holdings, Inc...................................      7,312                287,076
# *  APS Holdings Corp..................................     38,646                137,100
#    Asia Cement Co., Ltd...............................     19,344              1,895,028
#    ASIA Holdings Co., Ltd.............................     14,578              1,478,738
#    Asia Paper Manufacturing Co., Ltd..................     67,604              2,155,660
*    Asiana Airlines, Inc...............................  1,194,370              3,836,515
#    AUK Corp...........................................    358,407                614,382
     Aurora World Corp..................................      1,883                 13,178
#    Austem Co., Ltd....................................    268,376                917,235
*    Avaco Co., Ltd.....................................     12,655                 59,154
     Baiksan Co., Ltd...................................     32,477                143,650
     BGF Co., Ltd.......................................    212,938              1,395,955
     Bixolon Co., Ltd...................................     32,698                180,029
#    Bluecom Co., Ltd...................................     78,495                271,865
     BNK Financial Group, Inc...........................  2,799,963             18,701,624
# *  Bohae Brewery Co., Ltd.............................     82,530                 83,483
#    Bookook Securities Co., Ltd........................     32,673                630,423

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
*    Bubang Co., Ltd....................................    10,960           $    18,066
     Busan City Gas Co., Ltd............................     2,705                84,509
     BYC Co., Ltd.......................................       752               154,377
     Byucksan Corp......................................   282,424               587,431
#    Capro Corp.........................................   326,590             1,237,063
#    Castec Korea Co., Ltd..............................    17,797                55,488
     Changhae Ethanol Co., Ltd..........................     6,103                63,899
*    Chemtronics Co., Ltd...............................     2,758                11,949
     Chinyang Holdings Corp.............................   105,928               205,920
#    Chokwang Paint, Ltd................................    75,208               397,317
     Chongkundang Holdings Corp.........................    13,328               657,742
#    Chosun Refractories Co., Ltd.......................     9,716               695,998
     CJ CheilJedang Corp................................    13,388             3,818,926
     CJ Corp............................................    86,602             8,327,664
     CJ Hello Co., Ltd..................................   381,521             3,056,918
     CKD Bio Corp.......................................    27,552               440,934
#    Cosmax BTI, Inc....................................    20,454               343,392
     CROWNHAITAI Holdings Co., Ltd......................    43,546               377,111
     Cymechs, Inc.......................................     6,384                46,841
     D.I Corp...........................................    85,616               262,834
#    Dae Dong Industrial Co., Ltd.......................   184,857               918,582
     Dae Han Flour Mills Co., Ltd.......................    14,919             2,231,717
#    Dae Hyun Co., Ltd..................................   338,986               566,540
#    Dae Won Kang Up Co., Ltd...........................   273,168               778,483
# *  Dae Young Packaging Co., Ltd.......................   812,054               622,455
#    Daechang Co., Ltd..................................   656,070               517,524
     Daechang Forging Co., Ltd..........................     3,535               120,934
     Daeduck Electronics Co.............................   402,837             2,934,432
     Daeduck GDS Co., Ltd...............................   301,526             3,407,129
#    Daegu Department Store.............................    71,060               555,493
#    Daehan Steel Co., Ltd..............................   206,076               936,615
#    Dae-Il Corp........................................    87,114               432,827
     Daekyo Co., Ltd....................................   184,455             1,118,404
     Daelim B&Co Co., Ltd...............................    17,858                58,541
#    Daelim C&S Co., Ltd................................    20,983               183,674
     Daelim Industrial Co., Ltd.........................   298,128            19,959,041
     Daeryuk Can Co., Ltd...............................     2,323                 9,404
     Daesang Corp.......................................   263,930             5,241,266
     Daesang Holdings Co., Ltd..........................   178,884             1,140,926
#    Daesung Holdings Co., Ltd..........................    42,463               232,221
     Daewon San Up Co., Ltd.............................    61,406               308,313
*    Daewoo Engineering & Construction Co., Ltd......... 1,271,610             5,076,477
# *  Daewoo Shipbuilding & Marine Engineering Co., Ltd..   404,211            10,469,486
*    Dahaam E-Tec Co., Ltd..............................     3,535                81,042
#    Daishin Securities Co., Ltd........................   545,344             5,321,470
#    Daou Data Corp.....................................    95,690               731,857
#    Daou Technology, Inc...............................   405,892             7,162,192
*    Dasan Networks, Inc................................    97,461               501,369
#    Dayou Automotive Seat Technology Co., Ltd..........   117,031                83,336
# *  Dayou Plus Co., Ltd................................    51,812                36,046
     DB Financial Investment Co., Ltd...................   408,332             1,336,755
     DB Insurance Co., Ltd..............................    51,972             3,276,267
*    DB, Inc............................................   496,039               353,706
     DCM Corp...........................................     5,497                57,940
# *  Deutsch Motors, Inc................................    83,713               371,244
     Development Advance Solution Co., Ltd..............    23,913               131,216
     DGB Financial Group, Inc........................... 1,806,576            14,942,611
#    Display Tech Co., Ltd..............................    43,544               147,046
     DMS Co., Ltd.......................................     4,843                19,277

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
     Dong A Eltek Co., Ltd..............................    52,254          $    322,405
*    Dong Ah Tire & Rubber Co., Ltd.....................     5,165                61,070
     Dong-A Socio Holdings Co., Ltd.....................     5,512               431,103
#    Dong-Ah Geological Engineering Co., Ltd............    84,391               979,916
#    Dongbang Transport Logistics Co., Ltd..............   302,271               365,097
*    Dongbu Corp........................................    24,489               150,934
     Dong-Il Corp.......................................    17,778               953,744
#    Dongil Industries Co., Ltd.........................    19,900             1,048,010
# *  Dongkook Industrial Co., Ltd.......................   661,873               498,199
#    Dongkuk Industries Co., Ltd........................   429,695               830,596
#    Dongkuk Steel Mill Co., Ltd........................   997,740             6,207,632
#    DONGSUNG Corp......................................   221,292             1,016,164
#    Dongwha Enterprise Co., Ltd........................    12,832               282,828
     Dongwha Pharm Co., Ltd.............................    37,344               298,154
     Dongwon Development Co., Ltd.......................   418,777             1,305,418
     Dongwon Industries Co., Ltd........................     2,576               547,532
#    Dongwoo Farm To Table Co., Ltd.....................    14,971                43,335
#    Dongyang E&P, Inc..................................    37,218               311,380
     Doosan Bobcat, Inc.................................   162,590             5,042,460
     Doosan Corp........................................    68,759             7,246,985
# *  Doosan Heavy Industries & Construction Co., Ltd....   779,132             7,528,737
# *  Doosan Infracore Co., Ltd.......................... 1,980,558            13,465,307
#    DRB Holding Co., Ltd...............................   114,810               652,404
#    DTR Automotive Corp................................    50,162             1,383,845
     DY Corp............................................   202,430               945,397
     e Tec E&C, Ltd.....................................     2,229               164,404
     Eagon Holdings Co., Ltd............................   385,141               789,322
#    Eagon Industrial, Ltd..............................    40,910               330,032
#    Easy Bio, Inc......................................   333,714             1,710,199
# *  Elentec Co., Ltd...................................   167,314               334,527
#    e-LITECOM Co., Ltd.................................    87,616               344,722
     E-MART, Inc........................................   215,370            38,744,535
#    ENF Technology Co., Ltd............................    93,805               860,809
#    Eugene Corp........................................   629,152             2,905,955
# *  Eugene Investment & Securities Co., Ltd............ 1,113,895             2,282,961
*    Eusu Holdings Co., Ltd.............................    72,796               395,887
#    EVERDIGM Corp......................................    36,984               195,060
# *  FarmStory Co., Ltd.................................   739,942               672,108
#    Feelux Co., Ltd....................................    36,504               356,542
     Fine Semitech Corp.................................    23,873                86,499
# *  Fine Technix Co., Ltd..............................   223,276               265,822
#    Fursys, Inc........................................    28,479               734,725
#    Gaon Cable Co., Ltd................................    28,266               402,104
#    GMB Korea Corp.....................................    77,523               390,598
#    Golfzon Newdin Holdings Co., Ltd...................   293,366               972,522
     GS Engineering & Construction Corp.................   463,545            17,092,937
#    GS Global Corp.....................................   672,899             1,434,812
     GS Holdings Corp...................................   714,906            30,510,910
     GS Home Shopping, Inc..............................     2,626               448,307
#    Gwangju Shinsegae Co., Ltd.........................     6,299               926,523
#    Halla Corp.........................................   159,934               535,379
#    Halla Holdings Corp................................   118,273             4,261,942
#    Han Kuk Carbon Co., Ltd............................   231,961             1,386,839
     Hana Financial Group, Inc.......................... 3,478,498           117,175,337
# *  Hana Micron, Inc...................................   178,725               574,786
#    Handsome Co., Ltd..................................   146,627             4,687,187
*    Hanil Cement Co., Ltd..............................    24,093             2,484,294
#    Hanil Holdings Co., Ltd............................    20,065               815,255
*    Hanjin Heavy Industries & Construction Co., Ltd....   571,915               891,590

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
# *  Hanjin Heavy Industries & Construction Holdings
       Co., Ltd.........................................   179,841           $   455,567
#    Hanjin Kal Corp....................................   405,032             6,893,339
     Hanjin Transportation Co., Ltd.....................   127,829             4,207,465
     Hankook Tire Co., Ltd..............................   403,204            14,664,772
#    Hankuk Paper Manufacturing Co., Ltd................    38,692               528,150
#    HanmiGlobal Co., Ltd...............................    13,645               106,686
     Hansae Yes24 Holdings Co., Ltd.....................    19,325               150,370
#    Hanshin Construction...............................    63,489               879,584
#    Hansol Holdings Co., Ltd...........................   514,389             1,878,438
#    Hansol HomeDeco Co., Ltd...........................   964,171             1,077,188
     Hansol Paper Co., Ltd..............................   191,141             2,933,309
*    Hansol Technics Co., Ltd...........................    97,306               571,219
*    Hanwha Aerospace Co., Ltd..........................   328,593             8,239,296
     Hanwha Chemical Corp............................... 1,695,322            24,142,378
     Hanwha Corp........................................   708,306            17,543,321
*    Hanwha Galleria Timeworld Co., Ltd.................     5,778               129,798
     Hanwha General Insurance Co., Ltd..................   558,922             2,917,159
# *  Hanwha Investment & Securities Co., Ltd............ 1,174,063             2,117,184
     Hanwha Life Insurance Co., Ltd..................... 3,549,990            13,998,568
     Hanyang Eng Co., Ltd...............................    42,970               450,997
#    Hanyang Securities Co., Ltd........................    97,444               577,078
# *  Harim Co., Ltd.....................................   178,051               382,633
     HDC Hyundai Engineering Plastics Co., Ltd..........   108,662               422,829
# *  Heung-A Shipping Co., Ltd.......................... 2,197,266               762,600
*    Heungkuk Fire & Marine Insurance Co., Ltd..........   118,659               503,070
     Hite Jinro Co., Ltd................................   264,860             3,669,283
#    Hitejinro Holdings Co., Ltd........................   120,661               694,449
#    HS R&A Co., Ltd....................................   488,828               770,079
*    HSD Engine Co., Ltd................................    77,848               300,866
# *  Humax Co., Ltd.....................................   182,229               720,108
*    Huneed Technologies................................    30,542               206,641
     Husteel Co., Ltd...................................    16,188               160,314
#    Huvis Corp.........................................   135,728               882,004
#    Hwa Shin Co., Ltd..................................   247,915               457,905
#    Hwacheon Machine Tool Co., Ltd.....................    14,514               539,312
#    Hwangkum Steel & Technology Co., Ltd...............   103,102               681,724
     HwaSung Industrial Co., Ltd........................   109,587             1,258,772
#    Hy-Lok Corp........................................    40,098               805,466
*    Hyosung Advanced Materials Corp....................     3,047               281,008
*    Hyosung Chemical Corp..............................     2,169               250,127
#    Hyosung Corp.......................................     9,383               424,028
*    Hyosung Heavy Industries Corp......................     6,343               236,268
# *  Hyosung TNC Co., Ltd...............................     2,944               453,238
#    Hyundai BNG Steel Co., Ltd.........................   143,240             1,151,600
# *  Hyundai Construction Equipment Co., Ltd............    36,064             2,377,504
     Hyundai Corp Holdings, Inc.........................    17,401               258,417
#    Hyundai Corp.......................................    64,266             1,374,581
     Hyundai Department Store Co., Ltd..................   188,446            14,414,638
     Hyundai Development Co-Engineering & Construction..   281,792             4,180,625
# *  Hyundai Electric & Energy System Co., Ltd..........    10,484               435,966
     Hyundai Engineering & Construction Co., Ltd........   894,963            36,167,423
     Hyundai Glovis Co., Ltd............................    31,936             3,206,858
     Hyundai Greenfood Co., Ltd.........................   404,973             4,394,935
*    Hyundai Heavy Industries Co., Ltd..................   262,088            28,830,501
*    Hyundai Heavy Industries Holdings Co., Ltd.........   124,621            39,161,325
     Hyundai Home Shopping Network Corp.................    47,725             4,095,878
     Hyundai Hy Communications & Networks Co., Ltd......   409,309             1,512,082
# *  Hyundai Mipo Dockyard Co., Ltd.....................   116,451             9,658,542
     Hyundai Mobis Co., Ltd.............................   466,986            78,006,168

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
     Hyundai Motor Co................................... 1,260,771          $118,087,465
#    Hyundai Motor Securities Co., Ltd..................   224,622             1,687,676
     Hyundai Steel Co................................... 1,130,085            41,469,846
#    Hyundai Wia Corp...................................   207,777             5,412,256
#    IDIS Holdings Co., Ltd.............................    33,484               338,185
#    Iljin Electric Co., Ltd............................   239,602               635,064
*    Iljin Holdings Co., Ltd............................    26,443                64,894
#    Ilshin Spinning Co., Ltd...........................    17,863             1,499,684
#    Ilsung Pharmaceuticals Co., Ltd....................     9,407               787,784
     iMarketKorea, Inc..................................   165,293               940,067
     Industrial Bank of Korea........................... 2,957,264            38,617,432
*    INITECH Co., Ltd...................................    31,597               143,871
#    Intergis Co., Ltd..................................    49,180                93,448
#    Interpark Holdings Corp............................   470,150               875,654
#    INTOPS Co., Ltd....................................   181,917             1,243,036
#    Inzi Controls Co., Ltd.............................   122,085               446,541
#    INZI Display Co., Ltd..............................   244,705               289,395
#    IS Dongseo Co., Ltd................................    50,983             1,391,041
#    ISC Co., Ltd.......................................    41,308               330,906
#    ISU Chemical Co., Ltd..............................   154,978             1,313,195
     IsuPetasys Co., Ltd................................   245,323             1,208,705
#    Jahwa Electronics Co., Ltd.........................    98,971             1,271,409
#    JASTECH, Ltd.......................................    44,961               241,795
     JB Financial Group Co., Ltd........................ 1,744,618             8,432,004
#    Kangnam Jevisco Co., Ltd...........................    41,716               856,604
#    KAON Media Co., Ltd................................    96,918               486,615
     KB Financial Group, Inc............................ 1,122,173            46,731,996
     KB Financial Group, Inc., ADR...................... 2,944,487           122,343,435
*    KB Metal Co., Ltd..................................    33,213                53,685
     KC Co., Ltd........................................    15,641               224,402
     KC Green Holdings Co., Ltd.........................    68,858               201,616
#    KCC Corp...........................................    51,928            11,292,405
     KCC Engineering & Construction Co., Ltd............    43,102               255,112
#    KEC Corp...........................................   973,189               837,862
#    Keyang Electric Machinery Co., Ltd.................   248,222               735,129
#    KG Chemical Corp...................................    81,219             1,272,152
#    KG Eco Technology Service Co., Ltd.................   301,386               800,757
#    KGMobilians Co., Ltd...............................   119,747               735,000
# *  KH Vatec Co., Ltd..................................   153,792               868,446
     Kia Motors Corp.................................... 2,339,274            58,471,822
#    KISCO Corp.........................................   336,460             1,715,105
#    KISCO Holdings Co., Ltd............................    63,245               652,701
#    Kishin Corp........................................   107,298               305,617
     KISWIRE, Ltd.......................................    94,457             1,793,827
#    KIWOOM Securities Co., Ltd.........................    27,040             1,806,000
# *  KleanNara Co., Ltd.................................   110,992               297,812
*    KMH Co., Ltd.......................................    98,465               630,829
     Kodaco Co., Ltd....................................   180,741               297,412
#    Kolon Corp.........................................    33,888               914,413
     Kolon Global Corp..................................    23,192               120,910
#    Kolon Industries, Inc..............................   252,202            11,160,018
#    Komelon Corp.......................................    33,167               219,736
#    Kook Soon Dang Brewery Co., Ltd....................   112,565               391,501
#    Korea Alcohol Industrial Co., Ltd..................   115,730               650,757
     Korea Asset In Trust Co., Ltd......................    94,078               359,116
     Korea Autoglass Corp...............................     9,776                97,174
#    Korea Cast Iron Pipe Industries Co., Ltd...........    33,557               287,369
# *  Korea Circuit Co., Ltd.............................   149,135               665,089
     Korea Electric Terminal Co., Ltd...................    24,632               811,627

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
     Korea Export Packaging Industrial Co., Ltd.........     4,498           $    80,568
# *  Korea Flange Co., Ltd..............................   333,243               476,068
     Korea Investment Holdings Co., Ltd.................   435,903            22,796,068
# *  Korea Line Corp....................................    78,513             1,486,513
     Korea Petrochemical Ind Co., Ltd...................    33,165             4,556,669
#    Korea Petroleum Industries Co......................     1,552               173,151
     Korea Real Estate Investment & Trust Co., Ltd......   350,049               723,719
     Korean Air Lines Co., Ltd..........................   493,461            11,945,695
     Korean Reinsurance Co.............................. 1,069,352             9,106,703
#    Kortek Corp........................................   127,952             1,606,096
#    KPX Chemical Co., Ltd..............................    20,126               911,100
#    KSS LINE, Ltd......................................   118,988               719,924
     KT Skylife Co., Ltd................................   101,167             1,103,451
#    KT Submarine Co., Ltd..............................    22,384                62,282
# *  KTB Investment & Securities Co., Ltd...............   640,410             1,831,891
#    KTCS Corp..........................................   293,732               577,389
     Ktis Corp..........................................   122,194               242,071
#    Kukdo Chemical Co., Ltd............................    50,066             1,985,965
#    Kukdong Oil & Chemicals Co., Ltd...................    26,930                74,901
*    Kumho Electric Co., Ltd............................    44,601               251,890
     Kumho Industrial Co., Ltd..........................     7,575                65,056
*    Kumho Tire Co., Inc................................   618,179             2,727,785
     Kumkang Kind Co., Ltd..............................    13,277               249,955
     Kwang Dong Pharmaceutical Co., Ltd.................    32,278               159,495
# *  Kyeryong Construction Industrial Co., Ltd..........    41,398               708,010
     Kyobo Securities Co., Ltd..........................   278,736             2,134,624
#    Kyungbang Co., Ltd.................................   145,334             1,515,664
     Kyungchang Industrial Co., Ltd.....................     8,656                11,525
#    Kyung-In Synthetic Corp............................   120,253               557,293
#    LEADCORP, Inc. (The)...............................   163,684               807,128
     Lee Ku Industrial Co., Ltd.........................   102,941               171,065
     LF Corp............................................   311,438             6,000,088
     LG Corp............................................   747,426            43,546,855
     LG Display Co., Ltd., ADR.......................... 4,048,932            29,719,161
#    LG Display Co., Ltd................................ 1,493,377            21,790,609
     LG Electronics, Inc................................ 1,469,865            82,172,519
#    LG Hausys, Ltd.....................................    70,017             2,960,305
     LG International Corp..............................   328,061             4,529,126
     LG Uplus Corp...................................... 2,414,724            34,318,639
#    LMS Co., Ltd.......................................    47,891               240,539
     LOT Vacuum Co., Ltd................................    12,830                89,519
     Lotte Chemical Corp................................   185,646            42,892,137
     Lotte Chilsung Beverage Co., Ltd...................       519               623,730
     Lotte Confectionery Co., Ltd.......................        54                 7,488
     LOTTE Fine Chemical Co., Ltd.......................    94,603             3,401,922
     Lotte Food Co., Ltd................................     1,083               623,129
     LOTTE Himart Co., Ltd..............................   100,627             4,969,498
#    Lotte Non-Life Insurance Co., Ltd..................   625,917             1,364,560
     Lotte Shopping Co., Ltd............................    99,870            17,049,841
     LS Corp............................................   191,625             8,524,197
# *  Lumens Co., Ltd....................................   440,737               910,706
     LVMC Holdings......................................   162,310               300,169
     Maeil Holdings Co., Ltd............................    11,288               111,676
#    Mando Corp.........................................    91,704             2,467,389
     MegaStudy Co., Ltd.................................    25,776               212,777
*    Melfas, Inc........................................     5,474                12,576
     Meritz Financial Group, Inc........................   123,590             1,124,647
#    Meritz Securities Co., Ltd......................... 2,628,959             9,203,554
#    Mi Chang Oil Industrial Co., Ltd...................     6,497               438,572

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
#    Mirae Asset Daewoo Co., Ltd........................ 3,255,754          $ 18,475,596
     Mirae Asset Life Insurance Co., Ltd................   594,403             2,383,182
#    MK Electron Co., Ltd...............................   206,303             1,529,269
# *  MNTech Co., Ltd....................................   245,637               662,384
     Mobase Co., Ltd....................................   129,174               341,184
#    Moorim P&P Co., Ltd................................   329,441             2,207,136
#    Moorim Paper Co., Ltd..............................   222,084               554,503
#    Motonic Corp.......................................   100,277               740,098
#    Muhak Co., Ltd.....................................    65,854               674,052
# *  Namsun Aluminum Co., Ltd...........................   704,816               858,293
#    Namyang Dairy Products Co., Ltd....................     4,193             2,210,359
*    Neowiz.............................................    33,577               337,630
# *  NEOWIZ HOLDINGS Corp...............................    76,012               729,386
     New Power Plasma Co., Ltd..........................    14,538               174,368
#    Nexen Corp.........................................   238,586             1,083,923
#    Nexen Tire Corp....................................   262,802             1,884,908
#    NH Investment & Securities Co., Ltd................ 1,270,375            13,637,534
# *  NHN Entertainment Corp.............................    97,947             3,953,723
#    Nong Shim Holdings Co., Ltd........................    25,423             1,474,889
#    NongShim Co., Ltd..................................    27,797             5,327,870
#    NOROO Paint & Coatings Co., Ltd....................   104,866               726,871
#    NPC................................................   116,690               400,271
     NS Shopping Co., Ltd...............................    47,824               454,215
#    OCI Co., Ltd.......................................   206,418            15,507,926
     Opto Device Technology Co., Ltd....................    58,130               255,940
*    OPTRON-TEC, Inc....................................    22,413                79,265
     Orion Holdings Corp................................   104,984             1,446,925
     Paik Kwang Industrial Co., Ltd.....................    84,447               172,828
*    Pan Ocean Co., Ltd................................. 1,695,419             7,136,874
     Pang Rim Co., Ltd..................................     2,940                63,390
*    Pan-Pacific Co., Ltd...............................    38,849                99,381
#    Poongsan Corp......................................   323,678             6,893,059
#    Poongsan Holdings Corp.............................    60,583             1,883,871
     POSCO, Sponsored ADR............................... 1,487,744            85,723,809
     POSCO..............................................   609,801           139,579,119
#    POSCO Coated & Color Steel Co., Ltd................    32,979               547,570
     Posco Daewoo Corp..................................   505,293             7,949,488
# *  Power Logics Co., Ltd..............................   331,462             1,666,206
     Protec Co., Ltd....................................    23,657               227,855
#    PS TEC Co., Ltd....................................    35,164               137,085
#    Pyeong Hwa Automotive Co., Ltd.....................   149,814               807,678
#    RFTech Co., Ltd....................................   195,968               891,257
     S&S Tech Corp......................................     3,073                 7,881
*    S&T Dynamics Co., Ltd..............................   287,714             1,742,884
#    S&T Holdings Co., Ltd..............................   119,356             1,306,544
     S&T Motiv Co., Ltd.................................    85,781             1,985,620
#    Sajo Industries Co., Ltd...........................    37,757             1,661,648
#    Sam Young Electronics Co., Ltd.....................   149,231             1,471,793
     Sambo Corrugated Board Co., Ltd....................    15,975               125,099
#    Sambo Motors Co., Ltd..............................    66,587               363,086
#    Samho Development Co., Ltd.........................   182,987               693,340
*    Samho International Co., Ltd.......................     5,198                55,049
#    SAMHWA Paints Industrial Co., Ltd..................    93,183               438,366
#    Samick Musical Instruments Co., Ltd................   588,028               814,315
#    Samji Electronics Co., Ltd.........................   106,216               722,970
# *  Samjin LND Co., Ltd................................    92,054               143,846
#    Samkee Automotive Co., Ltd.........................   104,071               222,094
     Samkwang Glass Co., Ltd............................     2,678                68,689
     Sammok S-Form Co., Ltd.............................    33,844               329,526

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
#    SAMPYO Cement Co., Ltd.............................   182,565          $    507,957
     Samsung C&T Corp...................................   343,263            32,852,929
     Samsung Card Co., Ltd..............................   275,671             8,145,766
     Samsung Fire & Marine Insurance Co., Ltd...........    53,985            13,209,481
*    Samsung Heavy Industries Co., Ltd.................. 3,609,474            22,144,982
     Samsung Life Insurance Co., Ltd....................   710,716            57,500,837
     Samsung SDI Co., Ltd...............................   194,224            40,391,626
     Samsung Securities Co., Ltd........................   594,939            14,055,601
     SAMT Co., Ltd......................................   356,700               516,889
#    Samyang Corp.......................................    31,617             1,684,798
     Samyang Holdings Corp..............................    55,756             4,239,882
#    Samyang Tongsang Co., Ltd..........................    21,786               758,710
#    SAVEZONE I&C Corp..................................    90,870               265,488
*    SBS Media Holdings Co., Ltd........................   488,064               968,791
#    Seah Besteel Corp..................................   217,933             3,104,947
#    SeAH Holdings Corp.................................    12,963             1,137,591
# *  SeAH Steel Corp....................................    24,962             1,290,213
#    SeAH Steel Holdings Corp...........................    27,846             1,199,027
#    Sebang Co., Ltd....................................   153,120             1,660,995
     Sebang Global Battery Co., Ltd.....................    89,967             2,772,098
     Sebo Manufacturing Engineer Corp...................    28,022               213,280
#    Sejong Industrial Co., Ltd.........................   121,648               562,070
# *  Sejoong Co., Ltd...................................    74,223               216,932
# *  Sekonix Co., Ltd...................................    82,118               470,789
#    S-Energy Co., Ltd..................................    34,888               159,030
#    Seohan Co., Ltd....................................   327,024               487,360
#    Seohee Construction Co., Ltd....................... 1,964,856             2,036,331
     SEOWONINTECH Co., Ltd..............................    16,998                60,409
#    Seoyon Co., Ltd....................................   131,812               389,831
     Seoyon E-Hwa Co., Ltd..............................    34,845               122,470
     Sewon Precision Industry Co., Ltd..................     1,457                10,212
*    SFA Semicon Co., Ltd...............................   370,172               461,104
*    SG Corp............................................    29,677                15,908
# *  SG&G Corp..........................................   291,585               448,153
#    Shindaeyang Paper Co., Ltd.........................     8,123               487,747
     Shinhan Financial Group Co., Ltd................... 2,532,382            94,320,601
     Shinhan Financial Group Co., Ltd., ADR............. 1,400,691            51,839,573
#    Shinsegae Engineering & Construction Co., Ltd......     9,644               201,309
     Shinsegae Information & Communication Co., Ltd.....    10,147             1,224,953
#    Shinsegae, Inc.....................................    88,199            20,137,756
# *  Shinsung Tongsang Co., Ltd.........................   881,967               635,429
# *  Shinwha Intertek Corp..............................   125,015               165,416
# *  Shinwon Corp.......................................   181,086               261,332
     Shinyoung Securities Co., Ltd......................    45,109             2,252,579
# *  Signetics Corp.....................................   784,046               531,653
#    Silla Co., Ltd.....................................    69,160               766,248
#    SIMMTECH Co., Ltd..................................    97,374               707,620
#    SIMMTECH HOLDINGS Co., Ltd.........................     3,959                 6,794
     SIMPAC, Inc........................................   143,838               298,640
     Sindoh Co., Ltd....................................    58,289             2,229,118
#    SK Discovery Co., Ltd..............................   253,761             6,043,900
#    SK Gas, Ltd........................................    58,518             3,764,748
     SK Innovation Co., Ltd.............................   835,521           156,802,205
     SK Networks Co., Ltd............................... 1,836,089             6,884,307
# *  SK Securities Co., Ltd............................. 2,262,158             1,479,604
     SKC Co., Ltd.......................................   297,589             8,702,831
#    SL Corp............................................   206,384             2,620,211
*    SNU Precision Co., Ltd.............................    11,913                24,626
#    Ssangyong Cement Industrial Co., Ltd...............   894,118             3,783,080

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares   Value(double right angle quote)
                                                         --------- -------------------------------
SOUTH KOREA -- (Continued)
# *  Ssangyong Motor Co.................................   328,315         $    1,068,761
#    Sun Kwang Co., Ltd.................................    29,230                423,426
*    Sunchang Corp......................................    54,825                234,702
     Sung Kwang Bend Co., Ltd...........................   156,885              1,610,007
# *  Sungchang Enterprise Holdings, Ltd.................   326,002                565,440
#    Sungdo Engineering & Construction Co., Ltd.........   148,317                558,526
# *  Sungshin Cement Co., Ltd...........................   274,430              2,121,338
     Sungwoo Hitech Co., Ltd............................   738,360              2,259,454
# *  Sunjin Co., Ltd....................................    26,014                251,860
#    Tae Kyung Industrial Co., Ltd......................   126,238                579,248
     Taekwang Industrial Co., Ltd.......................     5,203              6,751,742
# *  Taewoong Co., Ltd..................................   117,534              1,094,326
#    Taeyoung Engineering & Construction Co., Ltd.......   547,753              4,596,127
     Tailim Packaging Co., Ltd..........................   102,742                264,235
# *  TBH Global Co., Ltd................................   197,666                624,438
#    Tera Semicon Co., Ltd..............................    68,650                893,234
# *  Thinkware Systems Corp.............................    85,996                402,405
# *  TK Chemical Corp...................................   589,088                936,673
     TK Corp............................................   115,733              1,229,328
#    Tong Yang Moolsan Co., Ltd.........................   300,253                408,039
     Tongyang Life Insurance Co., Ltd...................   587,643              2,917,647
#    Tongyang pile, Inc.................................     7,975                 44,200
     Tongyang, Inc......................................   358,717                501,858
#    Top Engineering Co., Ltd...........................   140,570              1,089,061
#    Tovis Co., Ltd.....................................   154,554                884,836
#    TS Corp............................................    69,753              1,159,676
# *  Ubiquoss Holdings, Inc.............................    98,752                476,959
     UIL Co., Ltd.......................................    82,914                318,765
#    Uju Electronics Co., Ltd...........................    61,425                435,337
     Unid Co., Ltd......................................    76,362              2,696,726
     Uniquest Corp......................................    16,606                106,412
#    Visang Education, Inc..............................    52,293                327,998
# *  WillBes & Co. (The)................................   769,724                731,449
*    Wonik Holdings Co., Ltd............................   383,991              1,354,955
# *  Woongjin Co., Ltd..................................   243,455                559,910
# *  Woongjin Energy Co., Ltd...........................   118,888                181,299
#    Woongjin Thinkbig Co., Ltd.........................   234,163                851,603
     Woori Bank......................................... 4,430,917             61,394,689
     Woori Bank, Sponsored ADR..........................     8,968                372,531
# *  Woorison F&G Co., Ltd..............................   154,441                213,106
#    Wooshin Systems Co., Ltd...........................    26,128                142,702
#    WooSung Feed Co., Ltd..............................   255,261                505,989
#    Y G-1 Co., Ltd.....................................   173,523              1,468,540
*    YeaRimDang Publishing Co., Ltd.....................    63,631                285,151
     Yong Pyong Resort Co., Ltd.........................   162,031                751,835
#    Yoosung Enterprise Co., Ltd........................   197,921                487,737
#    YooSung T&S Co., Ltd...............................   196,580                427,726
     Youlchon Chemical Co., Ltd.........................   125,065              1,356,367
#    Young Poong Corp...................................     3,737              2,154,183
#    Young Poong Precision Corp.........................   130,166                804,496
     Youngone Corp......................................    39,068              1,229,109
#    Youngone Holdings Co., Ltd.........................    15,120                815,818
*    Yuanta Securities Korea Co., Ltd...................   738,392              2,061,183
     YuHwa Securities Co., Ltd..........................    29,804                353,544
#    Zeus Co., Ltd......................................    67,976                727,595
                                                                           --------------
TOTAL SOUTH KOREA.......................................                    2,711,575,988
                                                                           --------------
TAIWAN -- (15.9%)
#    Ability Enterprise Co., Ltd........................ 2,942,330              1,154,864

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
TAIWAN -- (Continued)
     AcBel Polytech, Inc................................  1,454,000          $    836,277
     Acer, Inc.......................................... 26,086,109            18,355,802
#    ACES Electronic Co., Ltd...........................  1,323,000               673,014
*    Acon Holding, Inc..................................  2,183,000               423,455
     A-DATA Technology Co., Ltd.........................    820,000             1,002,859
     Advanced International Multitech Co., Ltd..........    444,000               452,491
#    Advanced Optoelectronic Technology, Inc............    551,000               281,170
     Advancetek Enterprise Co., Ltd.....................    186,639                90,934
*    AGV Products Corp..................................  5,884,211             1,259,369
     AimCore Technology Co., Ltd........................    762,223               344,657
     Airmate Cayman International Co., Ltd..............     26,000                10,777
     Alcor Micro Corp...................................    522,000               283,349
#    Allis Electric Co., Ltd............................  1,250,000               482,027
#    Alpha Networks, Inc................................  4,590,313             2,025,060
#    Altek Corp.........................................  3,036,365             2,247,553
     Ambassador Hotel (The).............................  1,249,000               900,098
     Ampire Co., Ltd....................................    426,000               234,304
#    AMPOC Far-East Co., Ltd............................  1,402,000             1,077,574
# *  AmTRAN Technology Co., Ltd......................... 10,964,956             4,190,122
     Apacer Technology, Inc.............................    384,210               324,481
#    APCB, Inc..........................................  1,973,000             1,659,945
# *  Apex International Co., Ltd........................  1,635,263             1,560,039
     Apex Medical Corp..................................     28,000                21,894
     Apex Science & Engineering.........................    211,536                61,722
#    Arcadyan Technology Corp...........................  1,941,675             3,175,629
     Ardentec Corp......................................  2,830,058             2,468,618
#    Asia Cement Corp................................... 22,151,589            23,486,782
     Asia Electronic Material Co., Ltd..................     23,000                12,055
*    Asia Pacific Telecom Co., Ltd......................  8,189,000             1,576,598
#    Asia Plastic Recycling Holding, Ltd................  3,042,942               610,712
#    Asia Polymer Corp..................................  5,269,830             2,320,763
     Asia Tech Image, Inc...............................     10,000                11,757
#    Asia Vital Components Co., Ltd.....................  4,751,984             3,266,708
#    ASROCK, Inc........................................    157,000               248,077
     Asustek Computer, Inc..............................  3,935,000            29,178,967
     AU Optronics Corp., Sponsored ADR..................  9,028,323            34,578,477
#    AU Optronics Corp.................................. 51,158,812            19,988,032
#    Audix Corp.........................................  1,216,332             1,389,963
#    Avermedia Technologies.............................  2,331,000               706,378
*    Avision, Inc.......................................  1,540,555               207,216
#    AVY Precision Technology, Inc......................    907,934               847,151
     Bank of Kaohsiung Co., Ltd.........................  6,356,412             1,808,581
#    BenQ Materials Corp................................  1,013,000               474,949
#    BES Engineering Corp............................... 19,640,443             4,459,542
     Bin Chuan Enterprise Co., Ltd......................     87,000                39,440
#    Biostar Microtech International Corp...............  2,187,055               682,310
#    Bright Led Electronics Corp........................  1,495,000               480,883
     C Sun Manufacturing, Ltd...........................    449,837               362,487
*    Cameo Communications, Inc..........................  2,551,197               655,205
     Capital Securities Corp............................ 27,204,158             8,151,931
#    Career Technology MFG. Co., Ltd....................    825,192             1,144,737
*    Carnival Industrial Corp...........................  4,823,000               681,464
#    Casetek Holdings, Ltd..............................  2,088,933             2,954,787
     Cathay Chemical Works..............................    812,000               447,892
     Cathay Financial Holding Co., Ltd.................. 76,712,000           121,793,535
#    Cathay Real Estate Development Co., Ltd............  8,237,694             4,899,579
     CCP Contact Probes Co., Ltd........................      9,000                 5,548
#    Celxpert Energy Corp...............................    332,000               333,901
     Central Reinsurance Co., Ltd.......................  1,876,366             1,009,501

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                               Shares    Value(double right angle quote)
                                                             ----------- -------------------------------
TAIWAN -- (Continued)
     Chain Chon Industrial Co., Ltd.........................     767,000          $    200,351
#    ChainQui Construction Development Co., Ltd.............     981,737               903,536
*    Champion Building Materials Co., Ltd...................   5,028,828             1,129,024
     Chang Hwa Commercial Bank, Ltd.........................  77,654,278            44,114,805
     Chang Wah Electromaterials, Inc........................      38,800               160,343
     CHC Healthcare Group...................................     501,000               532,742
     Chen Full International Co., Ltd.......................     132,000               138,733
#    Cheng Loong Corp.......................................  12,654,659             8,082,214
*    Cheng Mei Materials Technology Corp....................   2,619,000               608,670
     Cheng Uei Precision Industry Co., Ltd..................   6,463,635             4,462,712
     Chenming Mold Industry Corp............................     522,000               235,963
#    Chia Chang Co., Ltd....................................   1,567,000             1,382,344
#    Chia Hsin Cement Corp..................................   5,290,191             1,969,233
     Chien Kuo Construction Co., Ltd........................   3,974,247             1,235,887
     China Airlines, Ltd....................................  45,165,353            13,402,479
     China Bills Finance Corp...............................   3,105,000             1,326,900
     China Chemical & Pharmaceutical Co., Ltd...............   3,458,264             2,045,125
     China Development Financial Holding Corp............... 117,621,734            37,871,655
#    China Electric Manufacturing Corp......................   4,019,200             1,138,793
     China General Plastics Corp............................     532,037               316,032
#    China Glaze Co., Ltd...................................   1,714,799               575,261
     China Life Insurance Co., Ltd..........................  15,111,450            14,362,685
     China Man-Made Fiber Corp..............................  13,877,272             4,410,354
     China Metal Products...................................   4,099,969             3,997,061
     China Motor Corp.......................................   5,701,749             4,304,436
*    China Petrochemical Development Corp...................  25,778,397             9,441,355
     China Steel Corp....................................... 128,706,320           101,651,701
#    China Steel Structure Co., Ltd.........................   1,078,219               908,973
#    China Wire & Cable Co., Ltd............................   1,431,600             1,115,087
#    Chinese Maritime Transport, Ltd........................   1,371,270             1,344,738
#    Chin-Poon Industrial Co., Ltd..........................   3,268,815             3,653,101
     Chipbond Technology Corp...............................     487,000               896,951
# *  ChipMOS Techinologies, Inc., ADR.......................      45,385               598,174
*    ChipMOS Techinologies, Inc.............................   1,762,085             1,219,019
#    Chun YU Works & Co., Ltd...............................   3,196,000             2,046,052
#    Chun Yuan Steel........................................   6,093,287             1,971,810
#    Chung Hsin Electric & Machinery Manufacturing Corp.....   5,544,250             3,648,193
*    Chung Hung Steel Corp..................................   5,917,000             2,263,029
#    Chung Hwa Pulp Corp....................................   6,099,353             1,794,371
*    Chunghwa Picture Tubes, Ltd............................  51,746,412             2,351,559
     Chyang Sheng Dyeing & Finishing Co., Ltd...............     223,000                83,246
     Clevo Co...............................................   1,405,000             1,094,229
# *  CMC Magnetics Corp.....................................  25,901,621             4,633,003
     CoAsia Microelectronics Corp...........................     421,797               136,436
     Coland Holdings, Ltd...................................     115,999               103,458
     Collins Co., Ltd.......................................   1,872,224               562,827
     Compal Electronics, Inc................................  59,919,332            33,098,087
#    Compeq Manufacturing Co., Ltd..........................   6,243,000             4,009,866
     Concord Securities Co., Ltd............................   2,118,440               494,946
#    Continental Holdings Corp..............................   5,759,540             2,417,718
# *  Contrel Technology Co., Ltd............................     749,000               391,563
     Coretronic Corp........................................   6,556,800             9,022,750
#    Coxon Precise Industrial Co., Ltd......................   1,777,000               862,655
     Creative Sensor, Inc...................................     503,000               297,725
# *  CSBC Corp. Taiwan......................................   2,292,259             2,399,826
     CTBC Financial Holding Co., Ltd........................ 161,641,073           108,239,785
     CviLux Corp............................................     116,000                83,769
     CX Technology Co., Ltd.................................      42,162                28,091
     Cyberlink Corp.........................................      35,000                70,318

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
TAIWAN -- (Continued)
#    CyberTAN Technology, Inc...........................     969,000          $    383,249
#    DA CIN Construction Co., Ltd.......................   2,293,579             1,358,785
*    Danen Technology Corp..............................     816,000                75,065
#    Darwin Precisions Corp.............................   5,086,635             2,533,500
# *  Delpha Construction Co., Ltd.......................   1,580,015               802,150
#    Depo Auto Parts Ind Co., Ltd.......................     359,000               780,028
#    Dimerco Express Corp...............................     188,000               114,287
*    D-Link Corp........................................   8,684,552             2,833,474
     DONPON PRECISION, Inc..............................      55,000                33,774
# *  Dynamic Electronics Co., Ltd.......................   4,248,324             1,005,771
     Dynapack International Technology Corp.............     685,000               861,336
     E Ink Holdings, Inc................................     784,000               620,815
#    E.Sun Financial Holding Co., Ltd...................  94,722,938            62,893,187
*    Edimax Technology Co., Ltd.........................   2,965,902               800,239
# *  Edison Opto Corp...................................   1,362,000               542,035
     Edom Technology Co., Ltd...........................     880,046               351,105
     Elite Semiconductor Memory Technology, Inc.........     749,000               720,771
#    Elitegroup Computer Systems Co., Ltd...............   4,952,395             2,038,457
     Emerging Display Technologies Corp.................      45,000                13,129
*    ENG Electric Co., Ltd..............................   1,036,997               121,329
#    EnTie Commercial Bank Co., Ltd.....................   2,326,232               946,061
#    Epileds Technologies, Inc..........................     338,000               154,132
#    Epistar Corp.......................................  12,038,869            10,915,935
#    Eson Precision Ind. Co., Ltd.......................     723,000               649,832
     Eternal Materials Co., Ltd.........................   1,746,513             1,301,976
*    E-Ton Solar Tech Co., Ltd..........................   3,529,443               289,100
     Eva Airways Corp...................................  21,898,982            10,031,793
# *  Everest Textile Co., Ltd...........................   3,854,378             1,497,419
     Evergreen International Storage & Transport Corp...   8,312,000             3,441,901
     Evergreen Marine Corp. Taiwan, Ltd.................  25,172,697             9,299,687
     Everlight Chemical Industrial Corp.................     505,950               253,106
#    Everlight Electronics Co., Ltd.....................   2,878,000             2,479,643
     Excellence Opto, Inc...............................      96,000                44,276
#    Excelsior Medical Co., Ltd.........................   1,266,726             1,820,045
     EZconn Corp........................................     185,000               166,284
     Far Eastern Department Stores, Ltd.................  10,623,445             5,313,438
     Far Eastern International Bank.....................  30,953,804             9,910,488
     Far Eastern New Century Corp.......................  26,613,528            26,768,341
#    Farglory F T Z Investment Holding Co., Ltd.........   1,093,000               656,699
     Farglory Land Development Co., Ltd.................   3,590,264             4,104,159
# *  Federal Corp.......................................   6,642,160             2,343,033
# *  First Copper Technology Co., Ltd...................   2,403,750               702,842
     First Financial Holding Co., Ltd................... 111,513,349            70,548,110
#    First Hotel........................................   1,769,857               786,324
#    First Insurance Co., Ltd. (The)....................   3,713,064             1,621,291
# *  First Steamship Co., Ltd...........................   9,048,360             3,122,432
*    FIT Holding Co., Ltd...............................     185,150               108,303
     FocalTech Systems Co., Ltd.........................     874,000               640,788
     Forest Water Environment Engineering Co., Ltd......       8,000                14,648
#    Formosa Advanced Technologies Co., Ltd.............   2,188,000             2,176,008
#    Formosa Laboratories, Inc..........................     946,154             1,202,415
     Formosa Taffeta Co., Ltd...........................   7,950,511             8,666,358
     Formosan Rubber Group, Inc.........................   5,174,957             2,394,071
     Formosan Union Chemical............................   3,240,572             1,730,078
#    Founding Construction & Development Co., Ltd.......   3,195,418             1,653,220
     Foxconn Technology Co., Ltd........................   8,167,142            17,342,699
     Froch Enterprise Co., Ltd..........................   2,358,734               906,620
#    FSP Technology, Inc................................   1,903,292             1,054,922
     Fubon Financial Holding Co., Ltd...................  90,689,471           142,283,110

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
TAIWAN -- (Continued)
     Fulgent Sun International Holding Co., Ltd.........    214,922          $    313,127
#    Fullerton Technology Co., Ltd......................  1,482,200               824,228
#    Fulltech Fiber Glass Corp..........................  5,249,690             2,535,802
     Fwusow Industry Co., Ltd...........................  2,691,119             1,586,408
#    G Shank Enterprise Co., Ltd........................  2,144,902             1,509,919
#    Gemtek Technology Corp.............................  4,854,962             2,888,618
*    Genesis Photonics, Inc.............................    542,810                37,560
     Getac Technology Corp..............................  2,455,065             2,892,684
#    Giantplus Technology Co., Ltd......................  3,555,100             1,054,589
#    Gigabyte Technology Co., Ltd.......................  4,337,287             5,702,612
# *  Gigastorage Corp...................................  4,647,600             1,060,798
#    Global Brands Manufacture, Ltd.....................  4,065,951             1,535,655
#    Global Lighting Technologies, Inc..................  1,051,000             1,161,682
     Global Mixed Mode Technology, Inc..................     73,000               141,074
     Globe Union Industrial Corp........................  3,136,625             1,484,137
#    Gloria Material Technology Corp....................  7,112,116             3,845,183
*    Gold Circuit Electronics, Ltd......................  6,281,965             2,083,638
     Goldsun Building Materials Co., Ltd................ 16,498,261             4,358,747
     Good Will Instrument Co., Ltd......................    552,746               377,336
     Grand Fortune Securities Co., Ltd..................    791,000               205,444
     Grand Ocean Retail Group, Ltd......................    705,000               733,826
#    Grand Pacific Petrochemical........................ 12,974,000             8,781,484
     Great China Metal Industry.........................    902,000               724,393
     Great Wall Enterprise Co., Ltd.....................  6,759,828             6,594,801
# *  Green Energy Technology, Inc.......................  3,699,880             1,211,735
#    Green Seal Holding, Ltd............................    578,000               679,007
#    GTM Holdings Corp..................................  1,950,900             1,097,758
#    Hannstar Board Corp................................  4,499,635             3,083,699
#    HannStar Display Corp.............................. 40,927,435             9,029,893
*    HannsTouch Solution, Inc...........................  3,227,481               599,974
#    Hanpin Electron Co., Ltd...........................    286,000               279,753
#    Harvatek Corp......................................  1,990,553               802,125
#    Hey Song Corp......................................  2,920,500             2,626,136
     Highwealth Construction Corp.......................  1,429,000             2,099,094
#    Hiroca Holdings, Ltd...............................    984,000             2,278,514
*    HiTi Digital, Inc..................................     83,000                18,039
#    Hitron Technology, Inc.............................  1,927,098             1,050,572
# *  Ho Tung Chemical Corp.............................. 12,061,475             2,602,400
     Hocheng Corp.......................................  3,817,300               956,995
     Hold-Key Electric Wire & Cable Co., Ltd............     76,124                19,495
     Hon Hai Precision Industry Co., Ltd................ 41,860,192           106,557,145
#    Hong Pu Real Estate Development Co., Ltd...........  2,919,655             1,871,113
#    Hong TAI Electric Industrial.......................  2,620,000               772,431
#    Hong YI Fiber Industry Co..........................    759,000               375,473
     Horizon Securities Co., Ltd........................  5,131,000             1,036,678
     Hsin Kuang Steel Co., Ltd..........................  1,197,124             1,289,051
     Hsing TA Cement Co.................................  1,632,614               661,889
# *  HTC Corp...........................................  5,642,000             6,141,456
#    HUA ENG Wire & Cable Co., Ltd......................  4,944,035             1,382,286
     Hua Nan Financial Holdings Co., Ltd................ 64,252,204            36,292,044
     Huaku Development Co., Ltd.........................  2,563,000             5,213,496
#    Huang Hsiang Construction Corp.....................  1,195,000               961,504
#    Hung Ching Development & Construction Co., Ltd.....  1,635,468             1,232,560
#    Hung Sheng Construction, Ltd.......................  4,960,670             4,218,031
     Huxen Corp.........................................    268,281               340,044
*    Hwa Fong Rubber Industrial Co., Ltd................    265,000               107,996
     Hwacom Systems, Inc................................    333,000               130,748
# *  Ichia Technologies, Inc............................  2,065,260               925,499
# *  I-Chiun Precision Industry Co., Ltd................  2,628,000               715,620

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
TAIWAN -- (Continued)
*    Ideal Bike Corp....................................      53,254           $    12,851
     Infortrend Technology, Inc.........................   1,104,000               385,925
#    Innolux Corp....................................... 150,377,544            45,661,276
#    Inpaq Technology Co., Ltd..........................     213,000               165,667
     Integrated Service Technology, Inc.................      10,000                10,743
#    International CSRC Investment Holdings Co..........  10,053,510            11,276,286
     Inventec Corp......................................  31,534,277            25,486,028
     ITE Technology, Inc................................   1,908,479             1,874,375
     Jarllytec Co., Ltd.................................     557,000               771,874
     Jess-Link Products Co., Ltd........................   1,110,500               952,523
     Jih Sun Financial Holdings Co., Ltd................  10,459,918             3,038,134
     Jinli Group Holdings, Ltd..........................   1,786,722               939,609
     Johnson Health Tech Co., Ltd.......................     150,000               154,174
     K Laser Technology, Inc............................   1,894,601               715,731
#    Kaulin Manufacturing Co., Ltd......................   1,961,656             1,021,138
#    KEE TAI Properties Co., Ltd........................   1,968,000               745,572
#    Kenmec Mechanical Engineering Co., Ltd.............   1,954,000               575,930
#    Kindom Construction Corp...........................   5,044,000             2,779,324
#    King Chou Marine Technology Co., Ltd...............     243,100               267,667
     King Yuan Electronics Co., Ltd.....................  16,246,805             9,515,300
     King's Town Bank Co., Ltd..........................  11,404,012            10,911,577
     King's Town Construction Co., Ltd..................     190,380               115,540
# *  Kinko Optical Co., Ltd.............................   1,755,000             1,300,410
     Kinpo Electronics..................................  19,025,375             5,701,443
#    Kinsus Interconnect Technology Corp................   2,806,000             3,682,178
#    KNH Enterprise Co., Ltd............................   1,687,078               549,421
#    Kung Sing Engineering Corp.........................   3,317,000               763,670
*    Kuo Toong International Co., Ltd...................   1,048,160               709,747
#    Kuoyang Construction Co., Ltd......................   6,928,811             2,518,377
#    Kwong Fong Industries Corp.........................   1,407,649               631,236
#    KYE Systems Corp...................................   3,157,909               844,358
#    L&K Engineering Co., Ltd...........................   2,117,000             1,738,293
#    LAN FA Textile.....................................   2,812,713               738,421
     LCY Chemical Corp..................................   2,593,000             4,361,171
# *  Leader Electronics, Inc............................   1,966,056               437,409
     Lealea Enterprise Co., Ltd.........................   9,391,941             2,876,438
     Ledtech Electronics Corp...........................     660,000               175,588
     LEE CHI Enterprises Co., Ltd.......................   3,001,900               874,688
*    Leofoo Development Co., Ltd........................   4,643,908               827,476
     LES Enphants Co., Ltd..............................     877,000               252,042
#    Lextar Electronics Corp............................   4,434,000             2,370,510
*    Li Peng Enterprise Co., Ltd........................   7,890,381             2,070,875
*    Lida Holdings, Ltd.................................     174,000               319,703
#    Lien Hwa Industrial Corp...........................   7,963,494             7,852,343
#    Lingsen Precision Industries, Ltd..................   5,531,480             1,500,689
#    Lite-On Semiconductor Corp.........................   2,776,729             2,248,499
#    Lite-On Technology Corp............................  29,594,738            34,026,211
#    Long Bon International Co., Ltd....................   1,697,100               819,168
#    Long Chen Paper Co., Ltd...........................   8,939,971             4,572,423
#    Longwell Co........................................     678,000               559,338
# *  Lucky Cement Corp..................................   3,092,000               717,165
# *  LuxNet Corp........................................     341,888               179,427
#    Macronix International.............................  20,696,605            11,523,857
     Materials Analysis Technology, Inc.................      27,000                36,542
#    Mayer Steel Pipe Corp..............................   2,046,456               917,551
     Maywufa Co., Ltd...................................     252,070                99,025
     Mega Financial Holding Co., Ltd....................  96,264,796            81,516,387
     Mercuries & Associates Holding, Ltd................   3,493,514             2,250,714
*    Mercuries Life Insurance Co., Ltd..................  11,498,807             5,043,492

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
TAIWAN -- (Continued)
#    MIN AIK Technology Co., Ltd........................  1,446,600           $   676,549
#    Mitac Holdings Corp................................  9,358,660             7,609,780
# *  Mosel Vitelic, Inc.................................    263,067               194,703
# *  Motech Industries, Inc.............................  6,094,658             1,281,458
     MPI Corp...........................................    124,000               203,721
     Nan Ren Lake Leisure Amusement Co., Ltd............  1,652,000               342,355
#    Nan Ya Printed Circuit Board Corp..................  3,428,000             2,741,596
     Nantex Industry Co., Ltd...........................    911,209               851,231
#    Nanya Technology Corp..............................  6,205,000            10,360,809
*    New Asia Construction & Development Corp...........  1,810,304               358,696
     New Era Electronics Co., Ltd.......................    203,000                98,284
#    Nien Hsing Textile Co., Ltd........................  1,916,061             1,415,081
#    Nishoku Technology, Inc............................    264,000               463,723
     O-Bank Co., Ltd....................................    830,000               204,251
*    Ocean Plastics Co., Ltd............................    265,000               219,749
*    Optimax Technology Corp............................    499,597                45,339
#    OptoTech Corp......................................  1,567,387               803,096
*    Orient Semiconductor Electronics, Ltd..............  2,349,000               533,063
#    Pacific Construction Co............................  2,487,452               921,818
*    Pan Jit International, Inc.........................    610,000               441,069
#    Pan-International Industrial Corp..................  5,794,444             3,325,625
# *  Paragon Technologies Co., Ltd......................    817,191               437,211
#    Pegatron Corp...................................... 27,444,998            50,148,749
# *  Phihong Technology Co., Ltd........................  3,918,882             1,043,709
     Plastron Precision Co., Ltd........................     33,536                14,374
#    Plotech Co., Ltd...................................    489,000               239,746
     Pou Chen Corp...................................... 21,132,550            21,444,211
*    Powertech Industrial Co., Ltd......................     54,000                21,959
#    President Securities Corp.......................... 12,528,324             5,076,511
*    Prime Electronics & Satellitics, Inc...............    406,000                53,685
     Prince Housing & Development Corp..................  7,121,018             2,325,712
     Promate Electronic Co., Ltd........................    157,000               139,498
*    Promise Technology, Inc............................    909,000               243,640
     P-Two Industries, Inc..............................    110,000                70,972
#    Qisda Corp......................................... 24,594,171            13,987,343
#    Qualipoly Chemical Corp............................    290,593               248,760
#    Quanta Storage, Inc................................  2,336,000             1,605,803
     Quintain Steel Co., Ltd............................  3,687,472               975,532
#    Radiant Opto-Electronics Corp......................  4,893,000            12,858,940
*    Radium Life Tech Co., Ltd..........................  8,933,124             4,408,990
#    Rich Development Co., Ltd..........................  7,198,054             2,040,123
*    Ritek Corp......................................... 14,529,095             4,659,970
     Rotam Global Agrosciences, Ltd.....................    415,693               247,093
     Ruentex Development Co., Ltd.......................  3,673,320             5,098,047
     Ruentex Industries, Ltd............................  1,677,600             4,215,331
#    Sampo Corp.........................................  5,607,925             2,097,209
     San Fang Chemical Industry Co., Ltd................     23,000                17,181
     San Far Property, Ltd..............................    369,800               135,584
     Sanyang Motor Co., Ltd.............................  2,721,624             1,744,154
#    Sesoda Corp........................................  1,687,713             1,273,625
     Shan-Loong Transportation Co., Ltd.................    412,000               374,511
     Sharehope Medicine Co., Ltd........................    107,400                89,120
#    Sheng Yu Steel Co., Ltd............................  1,821,000             1,152,932
#    ShenMao Technology, Inc............................  1,149,000               748,898
#    Shih Her Technologies, Inc.........................    411,000               387,022
*    Shih Wei Navigation Co., Ltd.......................  3,492,288               825,965
#    Shihlin Electric & Engineering Corp................  4,496,000             5,826,216
#    Shin Kong Financial Holding Co., Ltd............... 97,825,259            32,253,275
     Shin Zu Shing Co., Ltd.............................  1,789,000             4,397,297

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares   Value(double right angle quote)
                                                         ---------- -------------------------------
TAIWAN -- (Continued)
*    Shining Building Business Co., Ltd.................    830,692           $   263,891
#    Shinkong Insurance Co., Ltd........................  3,128,412             3,628,280
     Shinkong Synthetic Fibers Corp..................... 18,021,754             6,100,653
# *  Shuttle, Inc.......................................  4,367,015             1,450,223
     Sigurd Microelectronics Corp.......................  5,178,047             4,655,351
# *  Silicon Integrated Systems Corp....................  4,978,808             1,180,891
*    Silitech Technology Corp...........................    824,803               309,982
     Simplo Technology Co., Ltd.........................    149,000               866,553
     Sincere Navigation Corp............................  4,571,740             2,361,393
     Sinher Technology, Inc.............................    188,000               280,049
     Sinon Corp.........................................  5,544,877             3,012,903
     SinoPac Financial Holdings Co., Ltd................ 95,675,115            32,546,004
     Sinphar Pharmaceutical Co., Ltd....................    180,000               108,423
     Sirtec International Co., Ltd......................    429,200               297,986
#    Siward Crystal Technology Co., Ltd.................  2,327,875             1,143,510
# *  Solar Applied Materials Technology Co..............  1,613,438               914,966
     Solomon Technology Corp............................    539,000               293,945
     Solteam Electronics Co., Ltd.......................     39,390                30,236
     Southeast Cement Co., Ltd..........................  3,108,700             1,393,282
     Spirox Corp........................................    505,563               450,923
     Stark Technology, Inc..............................  1,418,160             1,661,455
     Sunko INK Co., Ltd.................................     76,000                22,384
#    Sunplus Technology Co., Ltd........................  7,149,620             2,411,010
     Sunrex Technology Corp.............................  1,573,949               777,150
#    Sunspring Metal Corp...............................    667,000               646,015
#    Supreme Electronics Co., Ltd.......................  4,212,441             3,551,745
     Sweeten Real Estate Development Co., Ltd...........  1,206,925               770,314
     Synnex Technology International Corp...............  5,999,550             6,474,331
     Sysage Technology Co., Ltd.........................    108,004                99,448
     Systex Corp........................................  1,007,801             2,019,243
     T3EX Global Holdings Corp..........................    235,499               191,347
#    Ta Ya Electric Wire & Cable........................  7,029,329             2,482,731
     Tah Hsin Industrial Corp...........................  1,477,900             1,216,911
     TAI Roun Products Co., Ltd.........................     63,000                24,457
#    TA-I Technology Co., Ltd...........................  1,163,170             1,705,383
*    Tai Tung Communication Co., Ltd....................    558,000               282,574
#    Taichung Commercial Bank Co., Ltd.................. 33,161,470            10,942,977
#    Taiflex Scientific Co., Ltd........................  1,827,960             1,784,505
#    Tainan Enterprises Co., Ltd........................  1,134,183               623,521
#    Tainan Spinning Co., Ltd........................... 16,897,485             6,645,128
# *  Tainergy Tech Co., Ltd.............................  2,172,000               323,243
#    Tai-Saw Technology Co., Ltd........................    158,000                80,154
     Taishin Financial Holding Co., Ltd................. 98,465,066            43,873,221
#    Taisun Enterprise Co., Ltd.........................  2,234,423             1,093,384
# *  Taita Chemical Co., Ltd............................  2,481,864               869,463
     Taiwan Business Bank............................... 36,604,240            12,083,621
     Taiwan Cement Corp................................. 61,478,697            69,107,259
#    Taiwan Chinsan Electronic Industrial Co., Ltd......    146,000               164,686
     Taiwan Cogeneration Corp...........................  2,535,333             2,141,947
     Taiwan Cooperative Financial Holding Co., Ltd...... 83,382,734            46,963,577
#    Taiwan Fertilizer Co., Ltd.........................  5,389,000             7,328,924
     Taiwan Fire & Marine Insurance Co., Ltd............  1,362,000               876,472
     Taiwan FU Hsing Industrial Co., Ltd................    667,000               684,250
     Taiwan Glass Industry Corp......................... 13,471,982             5,793,391
     Taiwan Hon Chuan Enterprise Co., Ltd...............    916,932             1,414,123
#    Taiwan Hopax Chemicals Manufacturing Co., Ltd......  1,732,000             1,064,581
# *  Taiwan Land Development Corp.......................  9,188,322             2,376,935
# *  Taiwan Line Tek Electronic.........................    146,771               119,573
     Taiwan Navigation Co., Ltd.........................  1,597,000             1,051,440

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           Shares    Value(double right angle quote)
                                                         ----------- -------------------------------
TAIWAN -- (Continued)
     Taiwan PCB Techvest Co., Ltd.......................   3,813,946           $ 2,982,289
#    Taiwan Pulp & Paper Corp...........................   3,581,660             1,978,365
     Taiwan Shin Kong Security Co., Ltd.................      39,000                42,179
     Taiwan Styrene Monomer.............................   2,408,647             1,795,070
     Taiwan Surface Mounting Technology Corp............   3,390,991             3,704,061
# *  Taiwan TEA Corp....................................   8,595,092             4,351,766
#    Taiyen Biotech Co., Ltd............................   1,396,217             1,323,806
*    Tatung Co., Ltd....................................   6,040,342             7,060,738
     Te Chang Construction Co., Ltd.....................      80,260                51,603
     Teco Electric and Machinery Co., Ltd...............  19,279,725            11,092,810
     Test-Rite International Co., Ltd...................   1,514,266             1,099,202
*    Tex-Ray Industrial Co., Ltd........................     501,000               145,356
     Thye Ming Industrial Co., Ltd......................      26,000                26,717
     T-Mac Techvest PCB Co., Ltd........................   1,603,000               633,054
     Ton Yi Industrial Corp.............................   3,425,600             1,462,285
#    Tong Hsing Electronic Industries, Ltd..............     170,000               507,923
#    Tong Yang Industry Co., Ltd........................   1,131,000             1,278,903
# *  Tong-Tai Machine & Tool Co., Ltd...................   2,900,447             1,630,070
     Topoint Technology Co., Ltd........................   1,969,459             1,096,874
#    TPK Holding Co., Ltd...............................   3,820,000             5,955,997
     Tripod Technology Corp.............................   2,828,000             6,833,409
     Tsann Kuen Enterprise Co., Ltd.....................     185,000               115,815
*    TSEC Corp..........................................   1,723,684               278,012
     Tung Ho Steel Enterprise Corp......................  12,361,274             8,385,503
     TXC Corp...........................................   1,315,000             1,315,104
#    TYC Brother Industrial Co., Ltd....................   1,472,723             1,090,755
# *  Tycoons Group Enterprise...........................   5,111,525             1,101,763
#    Tyntek Corp........................................   2,284,097             1,125,870
     UDE Corp...........................................     368,000               279,834
     U-Ming Marine Transport Corp.......................   1,831,000             1,917,514
#    Unimicron Technology Corp..........................  22,428,363            10,962,151
#    Union Bank Of Taiwan...............................  12,246,532             3,819,786
     Unitech Computer Co., Ltd..........................   1,565,739               924,906
#    Unitech Printed Circuit Board Corp.................   7,251,466             3,055,549
#    United Microelectronics Corp....................... 196,319,681            74,813,761
     United Radiant Technology..........................      95,000                44,590
# *  United Renewable Energy Co., Ltd...................  19,156,450             4,267,108
# *  Unity Opto Technology Co., Ltd.....................   2,924,000               789,826
     Univacco Technology, Inc...........................      46,000                26,873
     Universal Cement Corp..............................   5,909,583             3,581,688
*    Unizyx Holding Corp................................   4,190,000             1,412,280
#    UPC Technology Corp................................  12,468,831             4,588,516
     USI Corp...........................................   8,090,827             3,092,109
     Usun Technology Co., Ltd...........................     191,100               191,888
     Ve Wong Corp.......................................   1,564,806             1,244,578
#    Victory New Materials, Ltd. Co.....................     945,170               619,727
     Waffer Technology Co., Ltd.........................      69,000                36,337
*    Wah Hong Industrial Corp...........................     395,516               217,727
#    Wah Lee Industrial Corp............................   2,043,000             3,204,460
     Walsin Lihwa Corp..................................  33,403,412            16,613,611
#    Walsin Technology Corp.............................   3,078,797            13,010,054
#    Walton Advanced Engineering, Inc...................   3,931,853             1,314,783
     Wan Hai Lines, Ltd.................................   8,094,000             3,958,620
     Waterland Financial Holdings Co., Ltd..............  32,487,337            10,564,301
     Weikeng Industrial Co., Ltd........................   2,614,514             1,617,217
#    Well Shin Technology Co., Ltd......................   1,081,080             1,598,493
*    Wha Yu Industrial Co., Ltd.........................     302,000               151,008
#    Winbond Electronics Corp...........................  46,468,572            20,244,217
     Winstek Semiconductor Co., Ltd.....................     247,000               180,369

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          Shares    Value(double right angle quote)
                                                        ----------- -------------------------------
TAIWAN -- (Continued)
    Wintek Corp........................................  20,783,484         $      230,450
    Wisdom Marine Lines Co., Ltd.......................   3,007,953              2,876,027
#   Wistron Corp.......................................  43,039,343             26,385,009
    WPG Holdings, Ltd..................................   8,565,284             10,201,133
#   WT Microelectronics Co., Ltd.......................   7,539,751              9,725,541
*   WUS Printed Circuit Co., Ltd.......................   2,960,739              1,389,547
*   Yang Ming Marine Transport Corp....................  11,742,759              3,252,761
#   YC Co., Ltd........................................   6,741,177              2,817,010
    YC INOX Co., Ltd...................................   4,977,833              3,980,671
    Yea Shin International Development Co., Ltd........   1,043,825                516,398
#   Yeong Guan Energy Technology Group Co., Ltd........   1,042,000              1,414,366
#   YFY, Inc...........................................  20,003,847              7,256,772
#   Yi Jinn Industrial Co., Ltd........................   2,823,142              1,120,822
#   Yieh Phui Enterprise Co., Ltd......................  16,572,025              5,148,838
#   Young Fast Optoelectronics Co., Ltd................   1,525,000                754,034
#   Youngtek Electronics Corp..........................   1,095,047              1,343,105
    Yuanta Financial Holding Co., Ltd.................. 116,044,918             56,432,471
#   Yulon Motor Co., Ltd...............................  12,005,572              7,019,458
#   Yung Chi Paint & Varnish Manufacturing Co., Ltd....     243,687                582,928
    Yungshin Construction & Development Co., Ltd.......      47,000                 45,430
#   Zenitron Corp......................................   2,495,000              1,584,508
#   Zero One Technology Co., Ltd.......................     579,000                350,376
    Zhen Ding Technology Holding, Ltd..................   3,294,000              7,536,587
    Zig Sheng Industrial Co., Ltd......................   6,209,352              1,823,638
    Zinwell Corp.......................................     742,000                413,418
#   ZongTai Real Estate Development Co., Ltd...........   2,669,844              1,405,196
                                                                            --------------
TOTAL TAIWAN...........................................                      2,682,026,226
                                                                            --------------
THAILAND -- (3.5%)
    AAPICO Hitech PCL..................................     123,300                 92,243
    AAPICO Hitech PCL..................................     681,760                510,035
    AJ Plast PCL.......................................   1,465,000                426,463
    Ananda Development PCL.............................   6,294,700                877,270
    AP Thailand PCL....................................  13,166,530              3,256,879
    Asia Aviation PCL..................................   6,854,200                827,053
    Asia Aviation PCL..................................     405,600                 48,941
    Asia Plus Group Holdings PCL.......................   4,806,900                542,317
    Bangchak Corp. PCL.................................   4,346,900              4,327,231
    Bangkok Airways PCL................................   4,162,600              1,469,153
    Bangkok Bank PCL...................................   1,191,253              7,438,593
    Bangkok Insurance PCL..............................     212,828              2,253,473
    Bangkok Land PCL...................................  95,225,996              4,940,836
    Bangkok Life Assurance PCL.........................     221,400                212,050
    Bangkok Ranch PCL..................................   3,511,800                516,971
    Bank of Ayudhya PCL................................      17,400                 21,127
    Banpu PCL..........................................  21,889,750             11,489,643
    Better World Green PCL.............................   4,460,000                162,793
    Cal-Comp Electronics Thailand PCL..................  27,745,614              1,623,725
    Charoen Pokphand Foods PCL.........................  28,967,900             22,064,539
    Charoong Thai Wire & Cable PCL.....................   1,189,400                328,296
    Esso Thailand PCL..................................     785,300                343,495
*   G J Steel PCL......................................  27,256,975                205,558
    GFPT PCL...........................................   4,175,200              1,801,067
    Golden Land Property Development PCL...............   2,685,500                745,297
    Grand Canal Land PCL...............................     999,800                 88,670
    Hana Microelectronics PCL..........................   3,173,000              3,469,721
    ICC International PCL..............................   2,517,200              2,999,379
    Ichitan Group PCL..................................   3,600,900                432,325
    IRPC PCL...........................................  78,350,300             14,417,401

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                          Shares    Value(double right angle quote)
                                                        ----------- -------------------------------
THAILAND -- (Continued)
*   Italian-Thai Development PCL.......................  14,428,500          $  1,192,582
    Kang Yong Electric PCL.............................         200                 2,498
    Kasikornbank PCL...................................   6,567,501            39,523,875
    KGI Securities Thailand PCL........................   9,812,900             1,302,466
    Khon Kaen Sugar Industry PCL.......................  10,079,907             1,009,511
    Kiatnakin Bank PCL.................................   3,989,800             8,575,362
    Krung Thai Bank PCL................................  23,013,300            13,953,766
    Lalin Property PCL.................................     204,200                37,883
    LH Financial Group PCL.............................  16,993,446               768,934
    LPN Development PCL................................   8,216,801             2,317,559
*   MCOT PCL...........................................   1,028,300               286,931
    Millcon Steel PCL..................................   3,063,413               165,415
*   Nation Multimedia Group PCL........................   2,644,800                11,369
    Padaeng Industry PCL...............................   1,010,000               396,078
    Polyplex Thailand PCL..............................   4,676,225             2,115,939
*   Precious Shipping PCL..............................   6,382,150             2,214,019
    Property Perfect PCL...............................  44,547,300             1,343,810
    Pruksa Holding PCL.................................   3,935,600             2,398,163
    PTT Exploration & Production PCL...................  12,326,700            51,872,538
    PTT Global Chemical PCL............................  25,060,441            58,398,765
    PTT PCL............................................ 117,120,800           180,185,846
    Quality Houses PCL.................................  22,802,697             2,159,893
    Regional Container Lines PCL.......................   4,399,800               729,982
    Rojana Industrial Park PCL.........................   7,752,073             1,262,781
    Saha Pathana Inter-Holding PCL.....................   2,601,300             5,218,294
    Saha Pathanapibul PCL..............................   1,587,933             2,466,925
    Saha-Union PCL.....................................   2,448,700             3,342,494
    Sahaviriya Steel Industries PCL....................  90,527,440                25,670
    Sansiri PCL........................................  39,681,266             1,879,324
    SC Asset Corp. PCL.................................  21,180,353             2,172,344
*   SCG Ceramics PCL...................................     456,028                36,317
    Sena Development PCL...............................   1,331,366               145,386
    Siam Commercial Bank PCL (The).....................  10,045,500            41,666,855
    Siam Future Development PCL........................   5,994,346             1,392,352
    Somboon Advance Technology PCL.....................   1,957,600             1,198,772
    Sri Ayudhya Capital PCL............................      85,100               113,595
    Sri Trang Agro-Industry PCL........................   7,623,240             4,116,320
    Srithai Superware PCL..............................  17,769,800               643,251
    Star Petroleum Refining PCL........................   7,808,400             3,321,220
*   STP & I PCL........................................     892,700               129,260
    Supalai PCL........................................   1,365,100               901,831
*   Super Energy Corp. PCL.............................  25,878,500               546,454
    SVI PCL............................................   3,742,300               632,183
    Syntec Construction PCL............................   3,784,500               415,553
*   Tata Steel Thailand PCL............................  47,236,200               983,197
*   Thai Airways International PCL.....................   9,655,411             3,786,436
    Thai Oil PCL.......................................   9,860,800            25,209,738
    Thai Rayon PCL.....................................      58,700                81,011
    Thai Stanley Electric PCL..........................     174,600             1,269,339
    Thai Stanley Electric PCL..........................      43,100               313,336
    Thai Wacoal PCL....................................      85,000               116,026
    Thaicom PCL........................................   4,888,100             1,260,732
    Thanachart Capital PCL.............................   6,661,900            10,600,761
    Thitikorn PCL......................................   1,713,900               553,204
    Thoresen Thai Agencies PCL.........................   6,672,278             1,348,545
    TIPCO Foods PCL....................................      14,300                 3,882
    TMB Bank PCL.......................................  82,845,200             5,697,950
    TPI Polene PCL.....................................  52,467,040             2,848,889
    True Corp. PCL.....................................  47,572,200             8,466,847

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                              Shares   Value(double right angle quote)
                                                            ---------- -------------------------------
THAILAND -- (Continued)
     Univentures PCL.......................................  1,602,200         $       355,239
     Vinythai PCL..........................................  3,239,417               2,179,155
                                                                               ---------------
TOTAL THAILAND.............................................                        595,597,196
                                                                               ---------------
TURKEY -- (0.8%)
     Akbank Turk A.S....................................... 19,800,824              23,416,161
# *  Akenerji Elektrik Uretim A.S..........................  2,324,732                 245,394
#    Alarko Holding A.S....................................  1,581,354                 557,610
#    Albaraka Turk Katilim Bankasi A.S.....................  4,642,337               1,097,920
     Anadolu Anonim Turk Sigorta Sirketi...................  3,373,790               2,690,871
     Anadolu Cam Sanayii A.S...............................  2,664,287               1,440,949
     Anadolu Efes Biracilik Ve Malt Sanayii A.S............    371,509               1,249,091
# *  Bagfas Bandirma Gubre Fabrikalari A.S.................    403,271                 381,577
*    Baticim Bati Anadolu Cimento Sanayii A.S..............    488,986                 201,821
*    Bera Holding A.S......................................    304,438                  87,882
#    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.........    698,580                 970,132
*    Boyner Perakende Ve Tekstil Yatirimlari A.S...........     80,761                  66,311
     Cimsa Cimento Sanayi VE Ticaret A.S...................    121,596                 163,449
# *  Dogan Sirketler Grubu Holding A.S..................... 11,925,078               2,329,542
#    Dogus Otomotiv Servis ve Ticaret A.S..................    161,687                 144,786
#    Eczacibasi Yatirim Holding Ortakligi A.S..............    282,215                 337,971
#    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
       Sanayi ve Ticaret A.S...............................  1,908,942               1,015,969
#    Enka Insaat ve Sanayi A.S.............................  3,355,807               2,804,397
# *  Global Yatirim Holding A.S............................  1,043,752                 462,910
# *  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.........  1,934,165                 810,034
# *  GSD Holding AS........................................  3,856,556                 483,841
# *  Ihlas Holding A.S..................................... 14,534,330                 808,414
# *  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S..  1,119,811                 875,495
     KOC Holding A.S.......................................    534,621               1,493,464
#    Kordsa Teknik Tekstil A.S.............................    520,357               1,008,607
# *  Metro Ticari ve Mali Yatirimlar Holding A.S...........  1,557,250                 217,633
# *  Pegasus Hava Tasimaciligi A.S.........................    363,908               1,308,806
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S....  1,051,851                 617,549
# *  Sekerbank Turk AS.....................................  4,091,870                 675,137
#    Selcuk Ecza Deposu Ticaret ve Sanayi A.S..............  1,806,234                 976,208
     Trakya Cam Sanayii A.S................................  6,973,645               4,082,861
     Turcas Petrol A.S.....................................    195,565                  48,401
*    Turk Hava Yollari AO..................................  7,297,121              18,380,610
#    Turkiye Garanti Bankasi A.S........................... 23,774,317              29,906,152
#    Turkiye Halk Bankasi A.S..............................  6,191,411               6,846,957
     Turkiye Is Bankasi, Class C........................... 15,747,591              11,270,529
     Turkiye Sinai Kalkinma Bankasi A.S.................... 14,178,792               1,803,707
     Turkiye Sise ve Cam Fabrikalari A.S...................  9,231,018               7,817,747
#    Turkiye Vakiflar Bankasi TAO, Class D.................  8,857,028               5,434,063
# *  Yapi ve Kredi Bankasi A.S............................. 13,604,009               3,945,275
                                                                               ---------------
TOTAL TURKEY...............................................                        138,476,233
                                                                               ---------------
TOTAL COMMON STOCKS........................................                     16,297,046,180
                                                                               ---------------
PREFERRED STOCKS -- (1.3%)

BRAZIL -- (1.2%)
     Banco ABC Brasil S.A..................................  1,105,119               4,801,767
     Banco Bradesco SA.....................................  4,217,424              38,870,789
     Banco do Estado do Rio Grande do Sul SA, Class B......  2,245,768              11,984,671
     Banco Pan SA..........................................  1,738,792                 841,012
     Cia Brasileira de Distribuicao........................  1,364,856              28,687,098
     Cia Ferro Ligas da Bahia - FERBASA....................    599,734               3,045,807
     Eucatex SA Industria e Comercio.......................    256,928                 303,771

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                 Shares   Value(double right angle quote)
                                                               ---------- -------------------------------
BRAZIL -- (Continued)
       Grazziotin SA..........................................      1,900         $        11,824
       Marcopolo SA...........................................  4,204,845               4,440,425
       Petroleo Brasileiro SA................................. 12,781,490              94,860,877
       Randon SA Implementos e Participacoes..................  2,241,400               4,782,135
       Unipar Carbocloro SA...................................    576,194               6,564,721
       Usinas Siderurgicas de Minas Gerais SA, Class A........  3,222,888               8,902,671
                                                                                  ---------------
TOTAL BRAZIL..................................................                        208,097,568
                                                                                  ---------------
COLOMBIA -- (0.1%)
       Avianca Holdings SA....................................  1,507,285                 924,642
       Grupo Argos SA.........................................    374,078               1,510,485
       Grupo de Inversiones Suramericana SA...................  1,042,360               9,518,663
                                                                                  ---------------
TOTAL COLOMBIA................................................                         11,953,790
                                                                                  ---------------
SOUTH KOREA -- (0.0%)
*      Mirae Asset Daewoo Co., Ltd............................     47,268                 149,005
                                                                                  ---------------
TOTAL PREFERRED STOCKS........................................                        220,200,363
                                                                                  ---------------
RIGHTS/WARRANTS -- (0.0%)

INDONESIA -- (0.0%)
*      Medco Energi Internasional Tbk PT Warrants 12/11/20.... 26,899,866                 544,987
                                                                                  ---------------
MALAYSIA -- (0.0%)
*      Gabungan AQRS Bhd Warrants 09/26/23....................    430,575                  33,956
*      Mitrajaya Holdings Bhd Warrants 04/17/23...............     38,210                     799
*      Sunway Bhd Warrants 10/03/24...........................    539,326                  37,377
*      Symphony Life Berhad Rights 11/01/18...................    491,324                       0
                                                                                  ---------------
TOTAL MALAYSIA................................................                             72,132
                                                                                  ---------------
POLAND -- (0.0%)
*      Hawe SA Rights 09/30/15................................    952,876                       0
                                                                                  ---------------
SOUTH KOREA -- (0.0%)
*      SK Securities Co., Ltd. Rights 12/04/18................    601,896                  92,961
                                                                                  ---------------
TAIWAN -- (0.0%)
*      Evergreen Marine Corp., Ltd. Rights 11/21/18...........  1,434,010                  32,441
*      Sunplus Technology Co., Ltd. Rights 10/24/18...........     59,250                       0
*      Taichung Commercial Bank Rights 11/26/18...............  1,105,215                       0
*      Taishin financial Holding Co., Ltd. Rights 11/22/18....  1,986,296                 192,576
*      Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....  1,076,813                  20,880
                                                                                  ---------------
TOTAL TAIWAN..................................................                            245,897
                                                                                  ---------------
TOTAL RIGHTS/WARRANTS.........................................                            955,977
                                                                                  ---------------
TOTAL INVESTMENT SECURITIES...................................                     16,518,202,520
                                                                                  ---------------
                                                                                      Value+
                                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (1.9%)
@ (S)  DFA Short Term Investment Fund......................... 27,454,672             317,650,554
                                                                                  ---------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $16,551,312,445).....................................                    $16,835,853,074
                                                                                  ===============

ADR    American Depositary Receipt
GDR    Global Depositary Receipt
P.L.C. Public Limited Company

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

SA     Special Assessment
(double right angle quote)Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
+      See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

As of October 31, 2018, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                                                  Unrealized
                                 Number of Expiration   Notional      Market     Appreciation
Description                      Contracts    Date       Value        Value     (Depreciation)
-----------                      --------- ---------- ------------ ------------ --------------
Long Position Contracts:
MSCI Emerging Markets Index(R)..    650     12/21/18  $ 33,568,523 $ 31,092,750  $(2,475,773)
S&P 500(R) Emini Index..........    608     12/21/18    88,845,479   82,417,440   (6,428,039)
                                                      ------------ ------------  -----------
Total Futures Contracts.........                      $122,414,002 $113,510,190  $(8,903,812)
                                                      ============ ============  ===========

Summary of the Fund's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                              Investments in Securities (Market Value)
                        ----------------------------------------------------
                           Level 1        Level 2     Level 3     Total
                        -------------- -------------- ------- --------------
   Common Stocks
      Brazil........... $1,532,442,748             --   --    $1,532,442,748
      Chile............     51,693,904 $  201,162,500   --       252,856,404
      China............    274,708,573  2,631,744,530   --     2,906,453,103
      Colombia.........     30,714,677             --   --        30,714,677
      Czech Republic...             --     38,726,011   --        38,726,011
      Greece...........             --      2,765,160   --         2,765,160
      Hong Kong........             --        310,211   --           310,211
      Hungary..........             --     40,828,087   --        40,828,087
      India............    113,467,210  1,954,856,253   --     2,068,323,463
      Indonesia........      2,176,735    393,154,606   --       395,331,341
      Malaysia.........             --    481,103,917   --       481,103,917
      Mexico...........    556,580,351             --   --       556,580,351
      Philippines......             --    170,597,757   --       170,597,757
      Poland...........             --    234,321,803   --       234,321,803
      Russia...........    133,199,841    237,001,007   --       370,200,848
      Singapore........             --        290,047   --           290,047
      South Africa.....    124,078,931    963,445,678   --     1,087,524,609
      South Korea......    293,773,016  2,417,802,972   --     2,711,575,988
      Taiwan...........     35,284,954  2,646,741,272   --     2,682,026,226
      Thailand.........    595,560,157         37,039   --       595,597,196
      Turkey...........             --    138,476,233   --       138,476,233
   Preferred Stocks
      Brazil...........    208,097,568             --   --       208,097,568
      Colombia.........     11,953,790             --   --        11,953,790
      South Korea......             --        149,005   --           149,005
   Rights/Warrants
      Indonesia........             --        544,987   --           544,987
      Malaysia.........             --         72,132   --            72,132
      South Korea......             --         92,961   --            92,961
      Taiwan...........             --        245,897   --           245,897

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                         Investments in Securities (Market Value)
                                 -------------------------------------------------------
                                     Level 1         Level 2     Level 3      Total
                                 --------------  --------------- ------- ---------------
Securities Lending Collateral...             --  $   317,650,554   --    $   317,650,554
Futures Contracts**............. $   (8,903,812)              --   --         (8,903,812)
                                 --------------  ---------------   --    ---------------
TOTAL........................... $3,954,828,643  $12,872,120,619   --    $16,826,949,262
                                 ==============  ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (91.8%)
COMMUNICATION SERVICES -- (8.3%)
    A.H. Belo Corp., Class A...............................   1,763 $     8,057
    Activision Blizzard, Inc...............................  13,104     904,831
*   Alaska Communications Systems Group, Inc...............   2,160       3,154
*   Alphabet, Inc., Class A................................   5,334   5,817,154
*   Alphabet, Inc., Class C................................   5,628   6,060,062
#   Altice USA, Inc., Class A..............................  58,325     951,281
#   AMC Entertainment Holdings, Inc., Class A..............   8,114     156,276
#*  AMC Networks, Inc., Class A............................   7,323     428,981
*   ANGI Homeservices, Inc., Class A.......................   5,477     104,830
    AT&T, Inc.............................................. 422,515  12,962,760
    ATN International, Inc.................................   2,682     226,602
*   Ballantyne Strong, Inc.................................     900       3,636
*   Boingo Wireless, Inc...................................   8,791     275,422
    Cable One, Inc.........................................     722     646,724
*   Cars.com, Inc..........................................  13,489     352,198
    CBS Corp., Class A.....................................     234      13,474
    CBS Corp., Class B.....................................  25,737   1,476,017
    CenturyLink, Inc.......................................  92,335   1,905,794
*   Charter Communications, Inc., Class A..................  11,928   3,821,373
*   Cincinnati Bell, Inc...................................   8,716     123,680
#   Cinemark Holdings, Inc.................................  19,458     808,869
    Clear Channel Outdoor Holdings, Inc., Class A..........   5,653      32,900
#   Cogent Communications Holdings, Inc....................   5,741     298,417
    Comcast Corp., Class A................................. 301,091  11,483,611
#*  comScore, Inc..........................................   8,429     134,443
#   Consolidated Communications Holdings, Inc..............  14,555     182,229
*   DHI Group, Inc.........................................   3,750       6,262
#*  Discovery, Inc., Class A...............................  12,309     398,689
*   Discovery, Inc., Class C...............................  21,451     628,729
*   DISH Network Corp., Class A............................  12,389     380,838
*   Electronic Arts, Inc...................................   3,523     320,523
    Emerald Expositions Events, Inc........................   6,601      96,507
#   Entercom Communications Corp., Class A.................  22,559     146,408
    Entravision Communications Corp., Class A..............   9,735      48,091
#   EW Scripps Co. (The), Class A..........................  12,370     208,063
*   Facebook, Inc., Class A................................  58,924   8,944,074
#   Frontier Communications Corp...........................   3,122      15,017
#   Gannett Co., Inc.......................................  18,477     179,227
#*  Global Eagle Entertainment, Inc........................   8,500      22,100
*   Glu Mobile, Inc........................................  11,161      78,685
*   Gray Television, Inc...................................  14,232     246,356
*   Hemisphere Media Group, Inc............................   1,613      21,727
*   IAC/InterActiveCorp....................................   2,484     488,330
*   IMAX Corp..............................................   8,607     166,632
*   Intelsat SA............................................  19,996     521,096
    Interpublic Group of Cos., Inc. (The)..................  43,675   1,011,513
*   Iridium Communications, Inc............................  19,035     377,083
    John Wiley & Sons, Inc., Class A.......................   8,354     453,121
    John Wiley & Sons, Inc., Class B.......................     312      16,845
#*  Lee Enterprises, Inc...................................   1,100       2,937
*   Liberty Broadband Corp., Class A.......................   1,464     121,205
*   Liberty Broadband Corp., Class C.......................  10,084     836,266
#*  Liberty Latin America, Ltd., Class A...................   6,508     117,014
*   Liberty Latin America, Ltd., Class C...................   8,839     159,190
*   Liberty Media Corp.-Liberty Braves, Class A............     363       9,365
#*  Liberty Media Corp.-Liberty Braves, Class C............     833      21,575

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
                                                            Shares    Value+
                                                            ------- -----------
COMMUNICATION SERVICES -- (Continued)
#*  Liberty Media Corp.-Liberty Formula One, Class A.......     907 $    28,743
#*  Liberty Media Corp.-Liberty Formula One, Class C.......   2,083      68,906
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........   3,630     149,701
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........   8,335     343,985
*   Liberty TripAdvisor Holdings, Inc., Class A............  10,656     153,660
#   Lions Gate Entertainment Corp., Class A................   7,586     145,348
    Lions Gate Entertainment Corp., Class B................  11,184     198,963
#*  Live Nation Entertainment, Inc.........................  15,118     790,671
*   Madison Square Garden Co. (The), Class A...............   1,919     530,834
    Marchex, Inc., Class B.................................   3,498       9,654
    Marcus Corp. (The).....................................   2,736     106,759
#*  Match Group, Inc.......................................   4,722     244,222
#*  McClatchy Co. (The), Class A...........................     656       5,041
#*  Meet Group, Inc. (The).................................  11,744      51,791
#   Meredith Corp..........................................   6,490     334,624
#*  MSG Networks, Inc., Class A............................   8,376     214,007
    National CineMedia, Inc................................  12,798     114,542
*   Netflix, Inc...........................................   2,823     851,925
    New Media Investment Group, Inc........................   8,167     114,746
#   New York Times Co. (The), Class A......................  10,741     283,562
    News Corp., Class A....................................  27,983     369,096
    News Corp., Class B....................................  15,129     201,821
#   Nexstar Media Group, Inc., Class A.....................   9,114     682,547
#   Omnicom Group, Inc.....................................  16,960   1,260,467
#*  ORBCOMM, Inc...........................................   6,642      63,298
#*  pdvWireless, Inc.......................................   2,082      84,321
#*  QuinStreet, Inc........................................   2,573      40,911
*   Reading International, Inc., Class A...................   2,550      37,026
*   Rosetta Stone, Inc.....................................   3,490      72,557
    Saga Communications, Inc., Class A.....................     347      12,159
    Salem Media Group, Inc.................................   1,500       4,425
    Scholastic Corp........................................   5,612     243,449
    Shenandoah Telecommunications Co.......................  10,249     389,667
    Sinclair Broadcast Group, Inc., Class A................  12,321     352,873
#   Sirius XM Holdings, Inc................................  53,815     323,966
#*  Snap, Inc., Class A....................................  20,845     137,785
    Spok Holdings, Inc.....................................   2,587      36,270
#*  Sprint Corp............................................  65,319     399,752
*   Take-Two Interactive Software, Inc.....................   4,743     611,230
*   TechTarget, Inc........................................   3,207      65,166
    TEGNA, Inc.............................................  38,418     443,344
    Telephone & Data Systems, Inc..........................  18,275     563,418
*   T-Mobile US, Inc.......................................  19,434   1,332,201
    Townsquare Media, Inc., Class A........................   1,300       8,970
*   Travelzoo..............................................   2,000      15,340
*   Tribune Publishing Co..................................   5,864      88,488
#*  TripAdvisor, Inc.......................................   8,349     435,317
#*  TrueCar Inc............................................  11,250     128,025
    Twenty-First Century Fox, Inc., Class A................  61,940   2,819,509
    Twenty-First Century Fox, Inc., Class B................  26,570   1,200,433
*   Twitter, Inc...........................................  26,643     925,844
*   United States Cellular Corp............................   6,038     288,435
    Verizon Communications, Inc............................ 204,174  11,656,294
#   Viacom, Inc., Class A..................................   1,446      51,145
    Viacom, Inc., Class B..................................  41,031   1,312,171
#*  Vonage Holdings Corp...................................  33,043     438,150
    Walt Disney Co. (The)..................................  69,080   7,932,456
    World Wrestling Entertainment, Inc., Class A...........   4,019     291,739
*   XO Group, Inc..........................................   2,507      86,767

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
                                                            Shares    Value+
                                                            ------ ------------
COMMUNICATION SERVICES -- (Continued)
#*  Yelp, Inc..............................................  9,440 $    404,221
#*  Zayo Group Holdings, Inc............................... 38,066    1,137,412
*   Zedge, Inc., Class B...................................  1,022        1,983
#*  Zillow Group, Inc., Class A............................  5,644      227,848
#*  Zillow Group, Inc., Class C............................ 12,975      522,373
*   Zynga, Inc., Class A................................... 85,388      310,812
                                                                   ------------
TOTAL COMMUNICATION SERVICES...............................         107,979,408
                                                                   ------------
CONSUMER DISCRETIONARY -- (11.9%)
*   1-800-Flowers.com, Inc., Class A.......................  5,186       54,194
    Aaron's, Inc........................................... 11,517      542,796
#   Abercrombie & Fitch Co., Class A....................... 14,633      288,270
#   Acushnet Holdings Corp.................................  9,745      238,070
#   Adient P.L.C...........................................  8,258      251,208
*   Adtalem Global Education, Inc..........................  8,823      446,708
    Advance Auto Parts, Inc................................  4,280      683,773
*   Amazon.com, Inc........................................ 11,723   18,733,471
#*  American Axle & Manufacturing Holdings, Inc............ 20,599      312,487
    American Eagle Outfitters, Inc......................... 32,280      744,377
*   American Public Education, Inc.........................  2,102       68,798
*   America's Car-Mart, Inc................................  1,100       82,390
    Aptiv P.L.C............................................ 29,612    2,274,202
#   Aramark................................................ 29,157    1,047,319
    Ark Restaurants Corp...................................    120        2,815
*   Asbury Automotive Group, Inc...........................  5,381      350,303
#*  Ascena Retail Group, Inc............................... 38,662      148,849
#*  Ascent Capital Group, Inc., Class A....................  1,761        1,691
#*  At Home Group, Inc.....................................  7,411      202,617
#   Autoliv, Inc...........................................  5,692      474,371
#*  AutoNation, Inc........................................ 16,258      658,124
*   AutoZone, Inc..........................................    719      527,365
*   Barnes & Noble Education, Inc..........................  6,289       35,910
#   Barnes & Noble, Inc.................................... 13,154       83,265
    Bassett Furniture Industries, Inc......................  1,200       23,700
    BBX Capital Corp....................................... 10,920       63,882
*   Beazer Homes USA, Inc..................................  4,142       36,491
#   Bed Bath & Beyond, Inc................................. 24,166      332,041
#*  Belmond, Ltd., Class A................................. 15,060      257,827
    Best Buy Co., Inc...................................... 28,596    2,006,295
#   Big 5 Sporting Goods Corp..............................  3,788       13,296
#   Big Lots, Inc.......................................... 11,263      467,640
*   Biglari Holdings, Inc., Class A........................     22       16,500
*   Biglari Holdings, Inc., Class B........................    227       32,348
    Bloomin' Brands, Inc................................... 14,919      297,634
*   Bojangles', Inc........................................  6,746      106,654
*   Booking Holdings, Inc..................................  1,453    2,723,765
*   Boot Barn Holdings, Inc................................  4,393      108,419
    BorgWarner, Inc........................................ 21,907      863,355
*   Bridgepoint Education, Inc.............................  6,286       60,346
*   Bright Horizons Family Solutions, Inc..................  5,242      602,358
#   Brinker International, Inc.............................  5,814      252,037
    Brunswick Corp......................................... 13,712      712,887
#   Buckle, Inc. (The).....................................  1,193       24,337
*   Build-A-Bear Workshop, Inc.............................  2,400       20,544
*   Burlington Stores, Inc.................................  4,185      717,686
    Caleres, Inc...........................................  7,051      241,144
#   Callaway Golf Co....................................... 15,410      329,774
*   Cambium Learning Group, Inc............................  5,662       81,420
*   Career Education Corp..................................  8,848      127,234

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
                                                             Shares   Value+
                                                             ------ ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #*  CarMax, Inc............................................ 18,534 $1,258,644
     Carnival Corp.......................................... 18,653  1,045,314
     Carriage Services, Inc.................................  2,352     44,829
 *   Carrols Restaurant Group, Inc..........................  8,663    114,005
 #   Carter's, Inc..........................................  5,676    544,782
 #*  Carvana Co.............................................    843     32,666
 #   Cato Corp. (The), Class A..............................  4,682     90,269
 *   Cavco Industries, Inc..................................  1,000    200,610
 *   Century Communities, Inc...............................  4,391     93,177
 #   Cheesecake Factory, Inc. (The).........................  9,697    468,753
 *   Chegg, Inc.............................................  4,362    118,995
 #   Chico's FAS, Inc....................................... 20,302    155,716
 #   Children's Place, Inc. (The)...........................  3,940    588,636
 *   Chipotle Mexican Grill, Inc............................  1,339    616,382
 #   Choice Hotels International, Inc.......................  5,845    429,023
     Citi Trends, Inc.......................................  2,312     58,563
 #   Collectors Universe, Inc...............................  1,300     18,720
     Columbia Sportswear Co.................................  8,210    741,199
 #*  Conn's, Inc............................................  4,758    132,177
 #   Cooper Tire & Rubber Co................................  8,241    254,564
 *   Cooper-Standard Holdings, Inc..........................  3,315    307,135
     Cracker Barrel Old Country Store, Inc..................  2,734    433,831
 *   Crocs, Inc............................................. 12,640    259,626
     CSS Industries, Inc....................................    770     10,118
     Culp, Inc..............................................  1,923     44,517
     Dana, Inc.............................................. 29,250    455,422
     Darden Restaurants, Inc................................ 10,736  1,143,921
 #   Dave & Buster's Entertainment, Inc.....................  6,899    410,835
 *   Deckers Outdoor Corp...................................  4,348    552,935
 *   Del Taco Restaurants, Inc..............................  5,595     60,986
     Delphi Technologies P.L.C..............................  9,247    198,256
 #*  Delta Apparel, Inc.....................................    600     11,442
 *   Denny's Corp...........................................  7,032    122,005
 #*  Destination Maternity Corp.............................  1,363      6,815
 #*  Destination XL Group, Inc..............................  6,598     20,190
 #   Dick's Sporting Goods, Inc............................. 13,638    482,376
 #   Dillard's, Inc., Class A...............................  4,423    311,468
 #   Dine Brands Global, Inc................................  3,003    243,363
 #*  Dixie Group, Inc. (The)................................  1,369      1,711
     Dollar General Corp.................................... 18,333  2,041,930
 *   Dollar Tree, Inc....................................... 19,436  1,638,455
     Domino's Pizza, Inc....................................  1,200    322,548
 #*  Dorman Products, Inc...................................  5,477    432,738
     DR Horton, Inc......................................... 27,996  1,006,736
 #*  Drive Shack, Inc.......................................  7,528     40,200
     DSW, Inc., Class A..................................... 13,719    364,239
 #   Dunkin' Brands Group, Inc..............................  9,034    655,507
 *   eBay, Inc.............................................. 46,088  1,337,935
 *   El Pollo Loco Holdings, Inc............................  4,262     53,318
     Escalade, Inc..........................................  1,450     16,965
 #   Ethan Allen Interiors, Inc.............................  3,700     70,818
 #*  Etsy, Inc..............................................  4,318    183,601
 *   EVINE Live, Inc........................................  2,197      2,263
     Expedia Group, Inc.....................................  7,787    976,723
 *   Express, Inc........................................... 11,471    101,060
     Extended Stay America, Inc............................. 38,125    620,675
 *   Fiesta Restaurant Group, Inc...........................  3,560     91,884
 *   Five Below, Inc........................................  8,211    934,576
     Flexsteel Industries, Inc..............................  1,721     43,748

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
                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #*  Floor & Decor Holdings, Inc., Class A..................   2,244 $   57,402
     Foot Locker, Inc.......................................  17,348    817,785
     Ford Motor Co.......................................... 206,588  1,972,915
 #*  Fossil Group, Inc......................................   8,170    177,371
 *   Fox Factory Holding Corp...............................   5,023    269,886
 #*  Francesca's Holdings Corp..............................   9,125     27,740
 #*  Fred's, Inc., Class A..................................   4,237     11,609
 *   frontdoor, Inc.........................................   6,655    226,603
 #*  FTD Cos., Inc..........................................   3,598      7,124
 #*  Gaia, Inc..............................................   1,300     18,993
 #   GameStop Corp., Class A................................  16,305    238,053
     Gap, Inc. (The)........................................  45,630  1,245,699
     Garmin, Ltd............................................  10,942    723,923
 *   Garrett Motion, Inc....................................   2,277     34,542
 #*  GCI Liberty, Inc., Class A.............................  11,506    544,579
     General Motors Co......................................  83,028  3,037,995
 #*  Genesco, Inc...........................................   3,712    158,836
     Gentex Corp............................................  44,304    932,599
 *   Gentherm, Inc..........................................   6,260    273,186
     Genuine Parts Co.......................................  13,963  1,367,257
 #*  G-III Apparel Group, Ltd...............................   9,168    365,436
     Goodyear Tire & Rubber Co. (The).......................  30,016    632,137
     Graham Holdings Co., Class B...........................     538    312,605
 *   Grand Canyon Education, Inc............................   8,056  1,004,583
 *   Green Brick Partners, Inc..............................   5,861     55,093
 #   Group 1 Automotive, Inc................................   3,615    208,730
 #*  Groupon, Inc...........................................  71,300    233,151
 *   GrubHub, Inc...........................................   4,398    407,871
 #   Guess?, Inc............................................  12,348    262,272
 #   H&R Block, Inc.........................................  18,995    504,127
 *   Habit Restaurants, Inc. (The), Class A.................   2,378     30,201
     Hamilton Beach Brands Holding Co., Class A.............   1,000     23,220
 #   Hanesbrands, Inc.......................................  44,491    763,466
 #   Harley-Davidson, Inc...................................  27,787  1,062,019
 #   Hasbro, Inc............................................   5,859    537,329
 #   Haverty Furniture Cos., Inc............................   4,379     88,806
 *   Helen of Troy, Ltd.....................................   3,762    466,939
 #*  Hibbett Sports, Inc....................................   3,281     57,319
 *   Hilton Grand Vacations, Inc............................   8,813    236,805
     Hilton Worldwide Holdings, Inc.........................  14,028    998,373
     Home Depot, Inc. (The).................................  31,736  5,581,728
     Hooker Furniture Corp..................................   1,478     43,261
 #*  Horizon Global Corp....................................   3,114     17,470
 *   Houghton Mifflin Harcourt Co...........................  15,265    102,275
 #*  Hovnanian Enterprises, Inc., Class A...................   4,171      6,090
     Hyatt Hotels Corp., Class A............................   4,348    300,882
 *   Installed Building Products, Inc.......................   4,932    150,229
 #*  iRobot Corp............................................   2,361    208,169
 *   J. Jill, Inc...........................................   4,381     22,124
     Jack in the Box, Inc...................................   3,292    259,838
 #*  JC Penney Co., Inc.....................................  51,435     75,609
     Johnson Outdoors, Inc., Class A........................   1,404    105,735
 *   K12, Inc...............................................   7,870    168,497
     KB Home................................................  11,801    235,666
 *   Kirkland's, Inc........................................   2,193     22,171
     Kohl's Corp............................................  19,953  1,511,041
 #   L Brands, Inc..........................................   5,582    180,968
 #*  Lakeland Industries, Inc...............................   1,000     13,140
 #*  Lands' End, Inc........................................   2,024     33,011

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
                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #*  Laureate Education, Inc., Class A......................  16,357 $  243,556
     La-Z-Boy, Inc..........................................   7,281    202,412
 #   LCI Industries.........................................   5,854    405,975
 *   Leaf Group, Ltd........................................   2,563     22,426
     Lear Corp..............................................   6,899    916,877
 #   Leggett & Platt, Inc...................................  18,558    673,841
     Lennar Corp., Class A..................................  19,245    827,150
     Lennar Corp., Class B..................................   1,637     58,555
 #   Libbey, Inc............................................   2,657     20,034
 *   Liberty Expedia Holdings, Inc., Class A................   9,605    417,049
 #   Liberty Tax, Inc.......................................   1,484     16,027
     Lifetime Brands, Inc...................................   1,597     16,529
 #*  Lindblad Expeditions Holdings, Inc.....................   7,580    102,406
 *   Liquidity Services, Inc................................   3,459     20,546
 #   Lithia Motors, Inc., Class A...........................   4,543    404,690
 *   LKQ Corp...............................................  19,508    531,983
     Lowe's Cos., Inc.......................................  22,755  2,166,731
 *   Luby's, Inc............................................   1,850      2,553
 *   Lululemon Athletica, Inc...............................   6,464    909,679
 #*  Lumber Liquidators Holdings, Inc.......................   1,700     20,332
 *   M/I Homes, Inc.........................................   3,235     78,190
     Macy's, Inc............................................  37,246  1,277,165
 *   Malibu Boats, Inc., Class A............................   5,220    209,844
     Marine Products Corp...................................   5,029    102,441
 *   MarineMax, Inc.........................................   5,502    125,226
     Marriott International, Inc., Class A..................   8,319    972,408
     Marriott Vacations Worldwide Corp......................   6,676    590,759
 #*  Mattel, Inc............................................  12,561    170,578
 *   MCBC Holdings, Inc.....................................   3,129     92,869
     McDonald's Corp........................................  10,952  1,937,409
 #   MDC Holdings, Inc......................................   8,990    252,619
 *   Meritage Homes Corp....................................   5,126    190,943
 *   Michael Kors Holdings, Ltd.............................  21,090  1,168,597
 #*  Michaels Cos., Inc. (The)..............................  20,814    329,902
 *   Modine Manufacturing Co................................   7,038     91,564
 *   Mohawk Industries, Inc.................................   3,403    424,456
 #   Monro, Inc.............................................   5,649    420,286
 #*  Motorcar Parts of America, Inc.........................   2,723     57,673
     Movado Group, Inc......................................   2,400     92,424
 *   Murphy USA, Inc........................................   8,555    689,790
     Nathan's Famous, Inc...................................     600     44,934
 *   National Vision Holdings, Inc..........................   6,940    287,524
 *   Nautilus, Inc..........................................   4,510     55,157
 *   New Home Co., Inc. (The)...............................   1,900     13,547
 #*  New York & Co., Inc....................................   9,740     38,570
     NIKE, Inc., Class B....................................  32,648  2,449,906
 #   Nordstrom, Inc.........................................  15,351  1,009,635
 *   Norwegian Cruise Line Holdings, Ltd....................  16,180    713,053
 #   Nutrisystem, Inc.......................................   3,889    138,293
 *   NVR, Inc...............................................     233    521,694
     Office Depot, Inc...................................... 101,785    260,570
 #*  Ollie's Bargain Outlet Holdings, Inc...................   5,592    519,497
 *   O'Reilly Automotive, Inc...............................   4,309  1,382,112
 #*  Overstock.com, Inc.....................................   1,429     28,751
     Oxford Industries, Inc.................................   2,746    244,339
 #   Papa John's International, Inc.........................   2,782    151,730
 #*  Party City Holdco, Inc.................................  16,849    176,409
 #   Penske Automotive Group, Inc...........................  14,700    652,386
 #   PetMed Express, Inc....................................   3,666    102,428

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
                                                             Shares   Value+
                                                             ------ ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Pier 1 Imports, Inc....................................  9,720 $   15,455
 *   Planet Fitness, Inc., Class A..........................  8,283    406,612
 *   Playa Hotels & Resorts NV..............................  9,772     83,941
     Polaris Industries, Inc................................  6,719    597,857
     Pool Corp..............................................  4,278    623,518
 #*  Potbelly Corp..........................................  2,522     29,457
     PulteGroup, Inc........................................ 38,952    957,051
     PVH Corp...............................................  5,724    691,402
 #*  Quotient Technology Inc................................  8,068    103,835
 *   Qurate Retail, Inc..................................... 42,084    923,323
     Ralph Lauren Corp......................................  3,195    414,104
 *   Red Lion Hotels Corp...................................  3,317     36,255
 #*  Red Robin Gourmet Burgers, Inc.........................  1,987     60,007
 *   Regis Corp.............................................  6,020    101,377
 *   Rent-A-Center, Inc.....................................  5,617     80,042
 #*  RH.....................................................  3,400    393,414
     Rocky Brands, Inc......................................    402     11,545
 #*  Roku, Inc..............................................    999     55,544
     Ross Stores, Inc....................................... 10,379  1,027,521
     Royal Caribbean Cruises, Ltd........................... 11,477  1,201,986
 #*  Sally Beauty Holdings, Inc............................. 13,103    233,364
 *   SeaWorld Entertainment, Inc............................ 14,518    379,210
 #*  Sequential Brands Group, Inc...........................  4,898      6,416
 #   Service Corp. International............................ 25,782  1,069,180
 *   ServiceMaster Global Holdings, Inc..................... 13,311    570,776
 #*  Shake Shack, Inc., Class A.............................  2,708    143,226
 *   Shiloh Industries, Inc.................................  1,671     15,189
 #   Shoe Carnival, Inc.....................................  2,230     90,828
 #*  Shutterfly, Inc........................................  5,322    266,100
     Shutterstock, Inc......................................  3,880    158,614
 #   Signet Jewelers, Ltd................................... 11,618    651,189
     Six Flags Entertainment Corp...........................  5,071    273,124
 *   Skechers U.S.A., Inc., Class A......................... 18,038    515,346
 #   skyline Champion Corp..................................  8,090    192,785
 *   Sleep Number Corp......................................  5,337    194,107
 #   Sonic Automotive, Inc., Class A........................  4,084     74,002
     Sonic Corp.............................................  4,075    176,366
 #*  Sotheby's..............................................  7,019    294,798
     Speedway Motorsports, Inc..............................  4,514     70,102
 #*  Sportsman's Warehouse Holdings, Inc....................  2,963     14,904
 *   Stamps.com, Inc........................................  2,929    592,156
 #   Standard Motor Products, Inc...........................  3,872    209,514
     Starbucks Corp......................................... 36,754  2,141,656
     Steven Madden, Ltd..................................... 10,477    327,616
 *   Stoneridge, Inc........................................  5,645    143,439
     Strategic Education, Inc...............................  4,083    513,723
     Strattec Security Corp.................................    400     13,480
     Superior Group of Cos, Inc.............................  1,686     29,320
     Superior Industries International, Inc.................  2,981     29,303
 #   Tailored Brands, Inc...................................  6,122    128,623
     Tapestry, Inc.......................................... 29,952  1,267,269
     Target Corp............................................ 34,285  2,867,255
 *   Taylor Morrison Home Corp., Class A.................... 18,718    309,596
 #*  Tempur Sealy International, Inc........................  8,379    387,194
     Tenneco, Inc., Class A.................................  9,882    340,237
 #*  Tesla, Inc.............................................    463    156,179
     Texas Roadhouse, Inc...................................  9,704    586,704
     Thor Industries, Inc...................................  8,325    579,753
     Tiffany & Co...........................................  9,147  1,018,061

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
                                                            Shares    Value+
                                                            ------ ------------
CONSUMER DISCRETIONARY -- (Continued)
    Tile Shop Holdings, Inc................................  6,244 $     40,586
    Tilly's, Inc., Class A.................................  1,998       35,445
    TJX Cos., Inc. (The)................................... 16,534    1,816,756
    Toll Brothers, Inc..................................... 11,473      386,181
*   TopBuild Corp..........................................  4,976      227,005
    Tower International, Inc...............................  3,480      103,321
*   Town Sports International Holdings, Inc................  2,998       23,025
    Tractor Supply Co......................................  7,984      733,650
#*  TRI Pointe Group, Inc.................................. 20,623      245,414
#*  Tuesday Morning Corp...................................  4,854       14,805
    Tupperware Brands Corp.................................  3,167      111,162
*   Ulta Salon Cosmetics & Fragrance, Inc..................  4,237    1,163,141
#*  Under Armour, Inc., Class A............................ 11,456      253,292
#*  Under Armour, Inc., Class C............................ 15,760      312,521
*   Unifi, Inc.............................................  2,302       52,693
#*  Universal Electronics, Inc.............................  1,382       43,215
*   Universal Technical Institute, Inc.....................  1,356        3,566
*   Urban Outfitters, Inc.................................. 16,186      638,700
*   US Auto Parts Network, Inc.............................  4,356        5,184
    Vail Resorts, Inc......................................  1,892      475,497
#*  Veoneer, Inc........................................... 13,133      441,006
#*  Vera Bradley, Inc......................................  7,851      103,555
    VF Corp................................................  9,736      806,920
*   Visteon Corp...........................................  4,374      345,721
*   Vitamin Shoppe, Inc....................................  2,704       21,010
*   VOXX International Corp................................  2,097       10,695
#*  Wayfair, Inc., Class A.................................  1,348      148,671
#*  Weight Watchers International, Inc.....................  6,624      437,846
    Wendy's Co. (The)...................................... 34,658      597,504
    Weyco Group, Inc.......................................  1,047       33,127
#   Whirlpool Corp.........................................  5,856      642,755
*   William Lyon Homes, Class A............................  5,183       70,281
#   Williams-Sonoma, Inc................................... 16,251      964,984
    Wingstop, Inc..........................................  3,534      221,299
    Winmark Corp...........................................    400       61,476
    Winnebago Industries, Inc..............................  5,225      144,001
    Wolverine World Wide, Inc..............................  9,969      350,610
    Wyndham Destinations, Inc..............................  5,881      211,010
    Wyndham Hotels & Resorts, Inc.......................... 13,217      651,466
    Yum! Brands, Inc.......................................  4,438      401,240
*   ZAGG, Inc..............................................  4,743       57,438
#*  Zumiez, Inc............................................  4,107       95,529
                                                                   ------------
TOTAL CONSUMER DISCRETIONARY.                                       155,618,647
                                                                   ------------
CONSUMER STAPLES -- (4.6%)
    Alico, Inc.............................................    938       31,048
    Andersons, Inc. (The)..................................  4,253      153,108
    Archer-Daniels-Midland Co.............................. 33,834    1,598,656
*   Avon Products, Inc..................................... 52,712      103,316
#   B&G Foods, Inc......................................... 11,996      312,376
    Bunge, Ltd............................................. 10,310      637,158
#   Calavo Growers, Inc....................................  3,146      305,162
#   Cal-Maine Foods, Inc...................................  5,012      243,934
#   Campbell Soup Co....................................... 21,854      817,558
#   Casey's General Stores, Inc............................  6,472      816,184
#*  Central Garden & Pet Co................................  1,889       61,355
*   Central Garden & Pet Co., Class A......................  7,956      235,895
#*  Chefs' Warehouse, Inc. (The)...........................  5,111      171,883
#   Clorox Co. (The).......................................  7,655    1,136,385

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CONTINUED

                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER STAPLES -- (Continued)
     Coca-Cola Bottling Co. Consolidated....................   1,245 $  214,924
     Coca-Cola Co. (The).................................... 109,227  5,229,789
     Colgate-Palmolive Co...................................   9,798    583,471
     Conagra Brands, Inc....................................  31,955  1,137,604
     Costco Wholesale Corp..................................  12,895  2,948,184
 #   Coty, Inc., Class A....................................  43,666    460,676
 *   Darling Ingredients, Inc...............................  27,355    565,154
 #   Dean Foods Co..........................................  15,230    121,688
 *   Edgewell Personal Care Co..............................   9,556    458,497
     Energizer Holdings, Inc................................   7,659    450,119
 *   Farmer Brothers Co.....................................   2,029     48,919
 #   Flowers Foods, Inc.....................................  26,336    508,548
     Fresh Del Monte Produce, Inc...........................   5,851    193,259
     General Mills, Inc.....................................  45,758  2,004,200
 #*  Hain Celestial Group, Inc. (The).......................  10,183    253,353
 #*  Herbalife Nutrition, Ltd...............................  13,970    744,042
 #   Hormel Foods Corp......................................  26,293  1,147,427
 #*  Hostess Brands, Inc....................................  16,436    170,934
     Ingles Markets, Inc., Class A..........................   3,705    122,043
     Ingredion, Inc.........................................   7,690    778,074
 #   Inter Parfums, Inc.....................................   4,275    252,182
     J&J Snack Foods Corp...................................   1,779    277,809
     JM Smucker Co. (The)...................................   7,876    853,128
     John B. Sanfilippo & Son, Inc..........................   1,772    111,742
 #   Kellogg Co.............................................  26,414  1,729,589
     Keurig Dr Pepper, Inc..................................   8,579    223,054
     Kimberly-Clark Corp....................................   6,194    646,034
     Kraft Heinz Co. (The)..................................  17,087    939,272
     Kroger Co. (The)....................................... 100,862  3,001,653
     Lamb Weston Holdings, Inc..............................   4,265    333,352
     Lancaster Colony Corp..................................   2,742    469,924
 *   Landec Corp............................................   3,686     50,461
 *   Lifevantage Corp.......................................   1,400     15,414
 *   Lifeway Foods, Inc.....................................   2,341      6,789
     Limoneira Co...........................................   2,048     50,483
     Mannatech, Inc.........................................      40        648
 #   McCormick & Co., Inc...................................      90     12,906
 #   McCormick & Co., Inc. Non-Voting.......................   9,264  1,334,016
     Medifast, Inc..........................................   3,209    679,281
 *   Monster Beverage Corp..................................   5,941    313,982
 #*  National Beverage Corp.................................   2,957    273,375
 *   Natural Alternatives International, Inc................     920      8,722
 #*  Natural Grocers by Vitamin Cottage, Inc................   3,961     71,773
 #   Natural Health Trends Corp.............................   1,566     35,611
 *   Nature's Sunshine Products, Inc........................   1,300     11,505
     Nu Skin Enterprises, Inc., Class A.....................   9,660    678,325
     Oil-Dri Corp. of America...............................     877     27,126
 #*  Orchids Paper Products Co..............................   1,452      2,265
     PepsiCo, Inc...........................................  37,797  4,247,627
 *   Performance Food Group Co..............................  19,175    562,211
 #*  Pilgrim's Pride Corp...................................  11,591    204,697
 #*  Post Holdings, Inc.....................................  12,028  1,063,516
     PriceSmart, Inc........................................   4,237    297,226
 *   Primo Water Corp.......................................   5,105     85,100
 #*  Revlon, Inc., Class A..................................   3,472     72,912
 #*  Rite Aid Corp..........................................  83,545    100,254
     Rocky Mountain Chocolate Factory, Inc..................     400      3,316
 #   Sanderson Farms, Inc...................................   4,267    419,830
     Seaboard Corp..........................................      60    231,900

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
                                                            Shares    Value+
                                                            ------- -----------
CONSUMER STAPLES -- (Continued)
*   Seneca Foods Corp., Class A............................   1,000 $    31,630
#*  Smart & Final Stores, Inc..............................   8,113      40,971
    SpartanNash Co.........................................   4,769      85,127
    Spectrum Brands Holdings, Inc..........................   6,214     403,599
#*  Sprouts Farmers Market, Inc............................  21,236     571,036
    Sysco Corp.............................................  13,879     989,989
#   Tootsie Roll Industries, Inc...........................   2,657      83,881
#*  TreeHouse Foods, Inc...................................   9,810     446,944
    Tyson Foods, Inc., Class A.............................  17,775   1,065,078
#*  United Natural Foods, Inc..............................   8,568     186,183
*   US Foods Holding Corp..................................  28,399     828,399
#*  USANA Health Sciences, Inc.............................   4,596     537,824
    Village Super Market, Inc., Class A....................   1,203      29,642
    Walgreens Boots Alliance, Inc..........................  29,646   2,364,861
    Walmart, Inc...........................................  71,755   7,195,591
#   WD-40 Co...............................................   1,970     329,148
#   Weis Markets, Inc......................................   4,404     203,245
                                                                    -----------
TOTAL CONSUMER STAPLES.....................................          59,857,081
                                                                    -----------
ENERGY -- (6.6%)
*   Abraxas Petroleum Corp.................................  36,839      67,784
    Adams Resources & Energy, Inc..........................     617      25,019
    Anadarko Petroleum Corp................................  21,735   1,156,302
#*  Antero Resources Corp..................................  36,249     575,997
#   Apache Corp............................................  40,142   1,518,572
*   Apergy Corp............................................   7,170     279,558
#*  Approach Resources, Inc................................   4,800       8,016
#   Arch Coal, Inc., Class A...............................   4,745     455,046
    Archrock, Inc..........................................  23,037     236,360
#*  Ardmore Shipping Corp..................................   4,312      27,856
    Baker Hughes a GE Co...................................   8,292     221,313
*   Basic Energy Services, Inc.............................   3,571      27,747
#*  Bonanza Creek Energy, Inc..............................   3,181      81,911
#*  Bristow Group, Inc.....................................   6,399      70,453
#   Cabot Oil & Gas Corp...................................  16,276     394,368
#*  California Resources Corp..............................   7,048     220,884
#*  Callon Petroleum Co....................................  40,340     402,190
#*  CARBO Ceramics, Inc....................................   2,747      13,268
*   Carrizo Oil & Gas, Inc.................................  17,528     319,185
#*  Centennial Resource Development, Inc., Class A.........  24,141     462,542
*   Cheniere Energy, Inc...................................   7,449     449,994
#*  Chesapeake Energy Corp................................. 100,349     352,225
    Chevron Corp...........................................  52,664   5,879,936
#   Cimarex Energy Co......................................  16,146   1,283,123
*   Clean Energy Fuels Corp................................  31,215      68,985
*   Cloud Peak Energy, Inc.................................  15,919      27,222
*   CNX Resources Corp.....................................  29,543     462,348
*   Concho Resources, Inc..................................  15,045   2,092,609
    ConocoPhillips.........................................  55,346   3,868,685
*   CONSOL Energy, Inc.....................................   2,368      94,341
#*  Contango Oil & Gas Co..................................   3,481      17,579
#*  Continental Resources, Inc.............................  16,357     861,687
#   Core Laboratories NV...................................   4,794     408,641
    CVR Energy, Inc........................................   5,372     230,996
*   Dawson Geophysical Co..................................   3,320      18,625
#   Delek US Holdings, Inc.................................  13,202     484,777
#*  Denbury Resources, Inc.................................  78,980     272,481
    Devon Energy Corp......................................  38,285   1,240,434
#   DHT Holdings, Inc......................................  18,277      91,933

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
                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
#*  Diamond Offshore Drilling, Inc.........................   8,108 $   114,971
#   Diamondback Energy, Inc................................   6,239     701,014
*   Dorian LPG, Ltd........................................   8,362      66,478
#*  Dril-Quip, Inc.........................................   7,467     317,796
*   Earthstone Energy, Inc., Class A.......................   2,192      18,040
#*  Eclipse Resources Corp.................................  34,062      38,831
*   Energen Corp...........................................   8,010     576,480
    EnLink Midstream LLC...................................  29,993     389,909
#   Ensco P.L.C., Class A..................................  71,386     509,696
    EOG Resources, Inc.....................................  24,420   2,572,403
#*  EP Energy Corp., Class A...............................  11,960      21,528
    EQT Corp...............................................   7,446     252,941
*   Era Group, Inc.........................................   2,969      33,609
    Evolution Petroleum Corp...............................   7,931      81,689
*   Exterran Corp..........................................   5,185     108,315
#*  Extraction Oil & Gas, Inc..............................  28,594     228,466
    Exxon Mobil Corp....................................... 178,039  14,186,148
*   Forum Energy Technologies, Inc.........................  17,036     152,643
#*  Frank's International NV...............................  32,197     228,599
    GasLog, Ltd............................................  12,293     251,515
#   Green Plains, Inc......................................   6,606     112,566
    Gulf Island Fabrication, Inc...........................   2,558      21,743
#*  Gulfport Energy Corp...................................  32,490     295,984
#*  Halcon Resources Corp..................................  22,367      74,258
    Hallador Energy Co.....................................   3,488      22,881
    Halliburton Co.........................................  21,234     736,395
#*  Helix Energy Solutions Group, Inc......................  26,378     224,741
    Helmerich & Payne, Inc.................................  12,084     752,712
    Hess Corp..............................................  19,866   1,140,308
*   HighPoint Resources Corp...............................  31,175     115,971
    HollyFrontier Corp.....................................  18,305   1,234,489
#*  International Seaways, Inc.............................   5,977     128,565
*   ION Geophysical Corp...................................   1,761      20,797
*   Jagged Peak Energy, Inc................................   3,406      41,962
#*  Keane Group, Inc.......................................  17,763     223,281
#*  Key Energy Services, Inc...............................   1,518      13,738
    Kinder Morgan, Inc.....................................  58,192     990,428
*   KLX Energy Services Holdings, Inc......................   1,789      51,684
#*  Kosmos Energy, Ltd.....................................  54,903     356,320
#*  Laredo Petroleum, Inc..................................  39,250     205,670
#*  Lonestar Resources US, Inc., Class A...................   3,122      24,008
#   Mammoth Energy Services, Inc...........................   2,253      56,235
    Marathon Oil Corp......................................  69,909   1,327,572
    Marathon Petroleum Corp................................  63,592   4,480,056
#*  Matador Resources Co...................................  19,784     570,571
*   Matrix Service Co......................................   6,791     138,061
#*  McDermott International, Inc...........................  29,465     227,764
*   Midstates Petroleum Co., Inc...........................     890       6,417
*   Mitcham Industries, Inc................................     900       3,600
#   Murphy Oil Corp........................................  23,040     734,054
#   Nabors Industries, Ltd.................................  64,804     322,076
    NACCO Industries, Inc., Class A........................     500      17,270
    National Oilwell Varco, Inc............................  24,918     916,982
*   Natural Gas Services Group, Inc........................   1,608      31,034
#*  NCS Multistage Holdings, Inc...........................   1,235      13,956
*   Newfield Exploration Co................................  38,844     784,649
*   Newpark Resources, Inc.................................  15,130     124,217
*   Noble Corp. P.L.C......................................  39,705     199,319
    Noble Energy, Inc......................................  40,231     999,740

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CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 ENERGY -- (Continued)
     Nordic American Offshore, Ltd..........................      7 $        6
 #   Nordic American Tankers, Ltd...........................    168        435
 *   Northern Oil and Gas, Inc.............................. 15,133     44,491
 #*  Oasis Petroleum, Inc................................... 51,967    522,788
     Occidental Petroleum Corp.............................. 33,952  2,277,161
 #*  Oceaneering International, Inc......................... 17,327    328,173
 #*  Oil States International, Inc.......................... 10,349    230,472
     ONEOK, Inc............................................. 16,652  1,092,371
 *   Overseas Shipholding Group, Inc., Class A..............  7,143     22,429
 #*  Pacific Ethanol, Inc...................................  4,800      7,872
     Panhandle Oil and Gas, Inc., Class A...................  1,762     31,346
 #*  Par Pacific Holdings, Inc..............................  5,512     97,452
 #*  Parker Drilling Co.....................................    838      2,095
 *   Parsley Energy, Inc., Class A.......................... 30,290    709,392
     Patterson-UTI Energy, Inc.............................. 29,930    498,035
     PBF Energy, Inc., Class A.............................. 21,061    881,403
 *   PDC Energy, Inc........................................ 10,773    457,314
     Peabody Energy Corp.................................... 21,940    777,773
 *   Penn Virginia Corp.....................................  2,482    170,712
 *   PHI, Inc. Non-Voting...................................  1,325     10,322
     Phillips 66............................................  7,901    812,381
 *   Pioneer Energy Services Corp...........................  7,534     22,376
     Pioneer Natural Resources Co...........................  4,911    723,243
 #*  ProPetro Holding Corp.................................. 13,968    246,535
 *   QEP Resources, Inc..................................... 41,564    370,335
 #   Range Resources Corp................................... 41,289    654,431
 #*  Renewable Energy Group, Inc............................  4,824    149,930
 *   REX American Resources Corp............................    885     65,640
 #*  RigNet, Inc............................................  1,558     26,642
 #*  Ring Energy, Inc.......................................  8,136     58,010
 *   Rowan Cos. P.L.C., Class A............................. 22,377    356,018
 #   RPC, Inc............................................... 16,651    247,767
 *   SandRidge Energy, Inc..................................  2,796     25,024
     Schlumberger, Ltd...................................... 25,394  1,302,966
 #   Scorpio Tankers, Inc................................... 46,674     83,546
 *   SEACOR Holdings, Inc...................................  3,070    147,329
 #*  SEACOR Marine Holdings, Inc............................  2,298     42,007
 #*  Select Energy Services, Inc., Class A..................  9,248     88,411
 #   SemGroup Corp., Class A................................ 13,019    240,721
 #   Ship Finance International, Ltd........................ 19,395    242,438
 *   SilverBow Resources, Inc...............................    693     18,198
     SM Energy Co........................................... 18,530    451,020
 #*  Solaris Oilfield Infrastructure, Inc., Class A.........  2,781     36,709
 *   Southwestern Energy Co................................. 96,217    513,799
 *   SRC Energy, Inc........................................ 39,850    282,138
 #*  Superior Energy Services, Inc.......................... 27,368    214,291
 *   Talos Energy, Inc......................................  8,188    213,379
 #   Targa Resources Corp................................... 11,253    581,443
 #   TechnipFMC P.L.C....................................... 29,732    781,952
 #   Teekay Corp............................................  5,911     39,190
 #   Teekay Tankers, Ltd., Class A..........................  4,200      4,662
 #*  TETRA Technologies, Inc................................ 16,092     47,793
 *   Tidewater, Inc.........................................  2,354     63,205
 #*  Transocean, Ltd........................................ 49,817    548,485
 #*  Ultra Petroleum Corp................................... 12,075     14,490
 #*  Unit Corp..............................................  9,588    221,770
 #   US Silica Holdings, Inc................................ 13,336    186,704
     Valero Energy Corp..................................... 20,945  1,907,880
 #*  W&T Offshore, Inc...................................... 21,180    142,753

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
                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
#*  Whiting Petroleum Corp.................................  18,306 $   682,814
#*  WildHorse Resource Development Corp....................   9,810     208,070
    Williams Cos., Inc. (The)..............................  38,744     942,642
    World Fuel Services Corp...............................  11,456     366,592
*   WPX Energy, Inc........................................  40,269     645,915
                                                                    -----------
TOTAL ENERGY...............................................          86,547,823
                                                                    -----------
FINANCIALS -- (17.2%)
#   1st Constitution Bancorp...............................     749      15,145
    1st Source Corp........................................   3,909     182,120
    Access National Corp...................................   1,915      49,733
    ACNB Corp..............................................     303      12,150
    Affiliated Managers Group, Inc.........................   3,228     366,894
    Aflac, Inc.............................................  33,318   1,435,006
    Alleghany Corp.........................................   1,068     641,526
*   Allegiance Bancshares, Inc.............................   1,516      58,684
    Allstate Corp. (The)...................................  15,091   1,444,511
    Ally Financial, Inc....................................  44,961   1,142,459
    A-Mark Precious Metals, Inc............................   1,195      15,332
*   Ambac Financial Group, Inc.............................   5,554     114,301
    American Equity Investment Life Holding Co.............  15,947     497,865
    American Express Co....................................  29,565   3,037,212
    American Financial Group, Inc..........................   7,469     747,124
    American International Group, Inc......................  24,640   1,017,386
    American National Bankshares, Inc......................   1,300      46,917
    American National Insurance Co.........................   2,510     309,332
    Ameriprise Financial, Inc..............................  14,280   1,816,987
    Ameris Bancorp.........................................   4,916     210,847
    AMERISAFE, Inc.........................................   2,385     155,240
    AmeriServ Financial, Inc...............................     300       1,272
    Ames National Corp.....................................     500      13,745
#   AmTrust Financial Services, Inc........................  28,145     403,599
    Aon P.L.C..............................................   7,232   1,129,494
*   Arch Capital Group, Ltd................................  27,010     766,274
    Ares Management L.P....................................   7,974     156,370
    Argo Group International Holdings, Ltd.................   5,821     358,632
    Arrow Financial Corp...................................   2,230      78,362
    Arthur J Gallagher & Co................................  11,468     848,747
    Artisan Partners Asset Management, Inc., Class A.......   8,943     245,128
    Aspen Insurance Holdings, Ltd..........................  10,493     439,447
    Associated Banc-Corp...................................  29,412     681,770
    Assurant, Inc..........................................   6,938     674,443
    Assured Guaranty, Ltd..................................  13,049     521,699
    Asta Funding, Inc......................................     271       1,035
*   Athene Holding, Ltd., Class A..........................  13,868     634,045
*   Atlantic Capital Bancshares, Inc.......................   4,182      63,023
*   Atlanticus Holdings Corp...............................     886       2,924
*   Atlas Financial Holdings, Inc..........................   1,166      11,205
    Axis Capital Holdings, Ltd.............................   8,533     476,056
#*  Axos Financial, Inc....................................  10,749     326,340
#   Banc of California, Inc................................   9,859     157,251
    BancFirst Corp.........................................   4,666     267,735
*   Bancorp, Inc. (The)....................................  11,054     116,067
#   BancorpSouth Bank......................................  18,039     517,719
    Bank of America Corp................................... 261,809   7,199,748
    Bank of Commerce Holdings..............................     300       3,582
#   Bank of Hawaii Corp....................................   5,432     426,086
    Bank of Marin Bancorp..................................   1,140      96,889
    Bank of New York Mellon Corp. (The)....................  27,978   1,324,199

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CONTINUED

                                                             Shares   Value+
                                                             ------ -----------
 FINANCIALS -- (Continued)
     Bank of NT Butterfield & Son, Ltd. (The)...............  9,367 $   377,396
 #   Bank OZK............................................... 16,206     443,396
     BankFinancial Corp.....................................  2,924      41,287
     BankUnited, Inc........................................ 13,146     435,133
     Bankwell Financial Group, Inc..........................    700      21,224
     Banner Corp............................................  5,595     323,503
     Bar Harbor Bankshares..................................  1,390      35,542
 *   Baycom Corp............................................    742      17,949
     BB&T Corp.............................................. 21,702   1,066,870
     BCB Bancorp, Inc.......................................  1,443      17,951
     Beneficial Bancorp, Inc................................ 12,220     190,999
 *   Berkshire Hathaway, Inc., Class B...................... 52,810  10,840,837
 #   Berkshire Hills Bancorp, Inc...........................  8,620     287,649
     BGC Partners, Inc., Class A............................ 36,954     391,343
     BlackRock, Inc.........................................  4,274   1,758,409
 *   Blucora, Inc...........................................  5,883     170,136
     Blue Hills Bancorp, Inc................................  4,422     102,635
     BOK Financial Corp.....................................  6,081     521,324
     Boston Private Financial Holdings, Inc................. 13,196     178,146
 #   Bridge Bancorp, Inc....................................  2,705      80,339
 *   Brighthouse Financial, Inc.............................  4,308     170,726
     BrightSphere Investment Group P.L.C.................... 19,386     221,000
 #   Brookline Bancorp, Inc................................. 13,804     213,962
     Brown & Brown, Inc..................................... 29,291     825,420
     Bryn Mawr Bank Corp....................................  2,859     114,188
 *   BSB Bancorp, Inc.......................................  1,168      33,638
     C&F Financial Corp.....................................    500      24,275
     Cadence BanCorp........................................ 13,626     300,590
 #   Cambridge Bancorp......................................    338      28,899
     Camden National Corp...................................  3,149     127,692
 *   Cannae Holdings, Inc................................... 13,199     243,786
     Capital City Bank Group, Inc...........................  2,300      54,510
     Capital One Financial Corp............................. 20,528   1,833,150
     Capitol Federal Financial, Inc......................... 27,129     336,671
     Capstar Financial Holdings, Inc........................    500       7,390
     Carolina Financial Corp................................  3,703     122,532
     Cathay General Bancorp................................. 14,539     547,684
     Cboe Global Markets, Inc...............................  5,235     590,770
     CenterState Banks Corp................................. 17,648     433,788
     Central Pacific Financial Corp.........................  4,075     110,188
     Central Valley Community Bancorp.......................  1,231      24,915
     Century Bancorp, Inc., Class A.........................    165      12,395
     Charles Schwab Corp. (The)............................. 25,860   1,195,766
     Chemical Financial Corp................................  9,727     455,807
     Chemung Financial Corp.................................    400      17,388
     Chubb, Ltd............................................. 13,001   1,623,955
     Cincinnati Financial Corp.............................. 11,131     875,342
     CIT Group, Inc......................................... 11,625     550,793
     Citigroup, Inc......................................... 66,637   4,362,058
     Citizens & Northern Corp...............................  1,891      47,615
     Citizens Financial Group, Inc.......................... 32,152   1,200,877
     Citizens Holding Co....................................    160       3,698
 #*  Citizens, Inc..........................................  3,580      28,139
 #   City Holding Co........................................  1,916     141,362
     Civista Bancshares, Inc................................    330       7,643
     CME Group, Inc.........................................  6,779   1,242,184
     CNB Financial Corp.....................................  2,238      57,293
     CNO Financial Group, Inc............................... 13,279     250,973
     Codorus Valley Bancorp, Inc............................    604      15,848

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
 #   Cohen & Steers, Inc....................................  8,771 $  336,719
     Columbia Banking System, Inc........................... 12,771    473,676
     Comerica, Inc.......................................... 14,441  1,177,808
 #   Commerce Bancshares, Inc............................... 12,697    807,529
 #   Community Bank System, Inc.............................  8,335    486,681
 *   Community Bankers Trust Corp...........................    100        852
 #   Community Financial Corp. (The)........................    300      9,045
     Community Trust Bancorp, Inc...........................  2,916    132,707
     ConnectOne Bancorp, Inc................................  5,084    105,391
 #*  Consumer Portfolio Services, Inc.......................  4,008     15,671
 #*  Cowen, Inc.............................................  4,505     66,674
     Crawford & Co., Class A................................  2,549     23,043
     Crawford & Co., Class B................................  3,450     31,775
 *   Credit Acceptance Corp.................................  2,711  1,150,603
 #   Cullen/Frost Bankers, Inc..............................  6,282    615,133
 *   Customers Bancorp, Inc.................................  5,789    118,617
     CVB Financial Corp..................................... 14,531    317,502
     Diamond Hill Investment Group, Inc.....................    832    143,254
     Dime Community Bancshares, Inc.........................  7,365    118,724
     Discover Financial Services............................ 38,993  2,716,642
     DNB Financial Corp.....................................    400     13,752
     Donegal Group, Inc., Class A...........................  3,167     42,533
 #*  Donnelley Financial Solutions, Inc.....................  7,932    123,343
 *   E*TRADE Financial Corp................................. 19,854    981,185
 *   Eagle Bancorp, Inc.....................................  6,217    305,690
     East West Bancorp, Inc................................. 13,332    699,130
     Eaton Vance Corp....................................... 13,236    596,282
 *   eHealth, Inc...........................................  2,510     86,244
 *   Elevate Credit, Inc....................................  3,112     13,257
     EMC Insurance Group, Inc...............................  2,748     65,870
     Employers Holdings, Inc................................  5,120    235,315
 #*  Encore Capital Group, Inc..............................  4,540    115,361
 *   Enova International, Inc...............................  5,913    139,842
 #*  Enstar Group, Ltd......................................  2,305    418,588
     Enterprise Bancorp, Inc................................    859     27,814
     Enterprise Financial Services Corp.....................  3,833    166,544
 *   Equity Bancshares, Inc., Class A.......................  2,425     87,518
     Erie Indemnity Co., Class A............................  3,932    509,941
     ESSA Bancorp, Inc......................................  1,600     25,840
 *   Essent Group, Ltd...................................... 13,608    536,427
     Evercore, Inc., Class A................................  6,270    512,196
     Everest Re Group, Ltd..................................  3,748    816,539
 #*  EZCORP, Inc., Class A..................................  8,301     82,512
 #   FactSet Research Systems, Inc..........................  4,126    923,234
     Farmers & Merchants Bancorp, Inc.......................    266     10,813
     Farmers National Banc Corp.............................  4,026     52,741
     FB Financial Corp......................................  5,080    185,318
     FBL Financial Group, Inc., Class A.....................  3,431    236,670
 *   FCB Financial Holdings, Inc., Class A..................  5,802    227,032
     Federal Agricultural Mortgage Corp., Class C...........  1,582    110,487
 #   Federated Investors, Inc., Class B..................... 22,558    556,506
     FedNat Holding Co......................................  1,756     37,807
     Fidelity National Financial, Inc....................... 17,441    583,401
     Fidelity Southern Corp.................................  5,519    128,151
     Fifth Third Bancorp.................................... 57,901  1,562,748
     Financial Institutions, Inc............................  2,921     83,395
     First American Financial Corp.......................... 12,807    567,734
     First Bancorp..........................................  4,770    175,965
 *   First BanCorp.......................................... 37,752    348,451

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     First Bancorp, Inc.....................................  1,481 $   42,297
     First Bancshares, Inc. (The)...........................  1,268     45,699
 #   First Bank.............................................    916     10,882
     First Busey Corp.......................................  7,880    220,010
     First Business Financial Services, Inc.................    989     20,700
     First Citizens BancShares, Inc., Class A...............  1,422    606,668
     First Commonwealth Financial Corp...................... 16,640    224,640
     First Community Bankshares, Inc........................  2,390     82,527
     First Defiance Financial Corp..........................  3,646     99,244
     First Financial Bancorp................................ 16,831    440,467
 #   First Financial Bankshares, Inc........................  8,827    520,705
     First Financial Corp...................................  1,138     52,189
     First Financial Northwest, Inc.........................  1,800     27,198
 #*  First Foundation, Inc..................................  5,470     88,669
     First Hawaiian, Inc.................................... 23,953    593,555
 #   First Horizon National Corp............................ 37,114    599,020
     First Internet Bancorp.................................  1,237     31,877
     First Interstate BancSystem, Inc., Class A.............  5,586    231,596
     First Merchants Corp...................................  8,850    368,249
     First Mid-Illinois Bancshares, Inc.....................  1,767     65,874
     First Midwest Bancorp, Inc............................. 18,137    416,426
 *   First Northwest Bancorp................................  1,283     18,732
     First of Long Island Corp. (The).......................  3,590     72,554
 #   First Republic Bank....................................  8,477    771,322
     FirstCash, Inc.........................................  6,053    486,661
 #*  Flagstar Bancorp, Inc..................................  9,391    289,149
     Flushing Financial Corp................................  5,263    119,417
 #   FNB Corp............................................... 48,126    569,331
 #*  Franklin Financial Network, Inc........................  2,340     79,326
 #   Franklin Resources, Inc................................ 41,705  1,272,003
     FS Bancorp, Inc........................................    425     19,185
     Fulton Financial Corp.................................. 32,094    513,825
 #   GAIN Capital Holdings, Inc.............................  6,727     51,394
 #   GAMCO Investors, Inc., Class A.........................  1,540     31,601
 *   Genworth Financial, Inc., Class A...................... 60,600    259,368
     German American Bancorp, Inc...........................  2,043     64,784
 #   Glacier Bancorp, Inc...................................  9,633    408,439
     Global Indemnity, Ltd..................................  1,700     60,860
     Goldman Sachs Group, Inc. (The)........................ 14,964  3,372,437
 *   Great Elm Capital Group, Inc...........................    619      2,117
     Great Southern Bancorp, Inc............................  2,505    135,646
     Great Western Bancorp, Inc............................. 10,977    402,307
     Green Bancorp, Inc.....................................  5,914    109,409
 *   Green Dot Corp., Class A...............................  6,526    494,279
 #   Greenhill & Co., Inc...................................  3,377     74,463
 #*  Greenlight Capital Re, Ltd., Class A...................  4,400     50,996
     Guaranty Bancorp.......................................  3,192     83,056
     Guaranty Bancshares, Inc...............................  1,200     35,784
 *   Hallmark Financial Services, Inc.......................  2,410     26,847
     Hamilton Lane, Inc., Class A...........................  4,246    162,961
     Hancock Whitney Corp................................... 15,353    644,212
     Hanmi Financial Corp...................................  4,733     99,298
     Hanover Insurance Group, Inc. (The)....................  4,936    549,772
 *   HarborOne Bancorp, Inc.................................  1,495     27,209
     Hartford Financial Services Group, Inc. (The).......... 36,828  1,672,728
 #   HCI Group, Inc.........................................  1,645     71,837
     Heartland Financial USA, Inc...........................  6,314    335,526
     Hennessy Advisors, Inc.................................  1,107     13,716
     Heritage Commerce Corp.................................  5,400     78,354

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
#   Heritage Financial Corp................................   5,962 $   195,077
    Heritage Insurance Holdings, Inc.......................   2,601      36,310
    Hilltop Holdings, Inc..................................  12,037     239,536
    Hingham Institution for Savings........................     155      31,558
    Home Bancorp, Inc......................................     500      19,870
#   Home BancShares, Inc...................................  29,292     557,720
*   HomeStreet, Inc........................................   5,364     139,357
*   HomeTrust Bancshares, Inc..............................   3,038      82,816
    Hope Bancorp, Inc......................................  22,533     326,278
    HopFed Bancorp, Inc....................................       6          92
    Horace Mann Educators Corp.............................   6,790     266,711
    Horizon Bancorp, inc...................................   6,336     106,191
    Houlihan Lokey, Inc....................................   4,722     194,452
#*  Howard Bancorp, Inc....................................   1,896      30,165
    Huntington Bancshares, Inc.............................  86,510   1,239,688
    IBERIABANK Corp........................................   6,490     483,440
    Independence Holding Co................................   2,048      74,158
#   Independent Bank Corp..................................   3,791     297,404
    Independent Bank Corp..................................   2,619      57,958
    Independent Bank Group, Inc............................   4,737     274,320
    Interactive Brokers Group, Inc., Class A...............  15,444     763,088
    Intercontinental Exchange, Inc.........................  10,938     842,664
    International Bancshares Corp..........................  11,594     448,688
*   INTL. FCStone, Inc.....................................   2,667     120,762
    Invesco, Ltd...........................................  29,843     647,892
    Investar Holding Corp..................................     501      13,071
    Investment Technology Group, Inc.......................   5,700     156,636
    Investors Bancorp, Inc.................................  37,414     418,289
    Investors Title Co.....................................     166      30,212
    James River Group Holdings, Ltd........................   5,319     204,782
#   Janus Henderson Group P.L.C............................  19,570     480,835
    Jefferies Financial Group, Inc.........................  37,217     799,049
    JPMorgan Chase & Co.................................... 148,732  16,214,763
    Kearny Financial Corp..................................  16,258     210,379
    Kemper Corp............................................   9,166     689,192
    KeyCorp................................................  70,234   1,275,449
    Kingstone Cos., Inc....................................     707      12,019
    Kinsale Capital Group, Inc.............................   1,410      84,191
    Ladenburg Thalmann Financial Services, Inc.............  20,093      55,658
    Lakeland Bancorp, Inc..................................   6,960     114,631
    Lakeland Financial Corp................................   2,940     126,508
    Lazard, Ltd., Class A..................................  19,922     791,700
    LCNB Corp..............................................     700      11,893
#   LegacyTexas Financial Group, Inc.......................   6,355     244,858
    Legg Mason, Inc........................................   8,726     246,248
#*  LendingClub Corp.......................................  71,744     231,733
#*  LendingTree, Inc.......................................     680     137,149
    Lincoln National Corp..................................  14,762     888,525
#   Live Oak Bancshares, Inc...............................   5,676     104,438
    Loews Corp.............................................  21,452     998,805
    LPL Financial Holdings, Inc............................  17,071   1,051,574
    M&T Bank Corp..........................................  11,977   1,981,116
    Macatawa Bank Corp.....................................   4,300      46,655
    Maiden Holdings, Ltd...................................  14,428      50,642
#   Manning & Napier, Inc..................................   1,962       3,846
*   Markel Corp............................................     907     991,569
    MarketAxess Holdings, Inc..............................   3,108     651,654
    Marlin Business Services Corp..........................   1,780      47,312
    Marsh & McLennan Cos., Inc.............................  14,559   1,233,875

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     MB Financial, Inc......................................  8,599 $  381,710
 #*  MBIA, Inc.............................................. 17,849    176,705
     MBT Financial Corp.....................................  3,354     38,269
     Mercantile Bank Corp...................................  2,926     92,930
 #   Mercury General Corp...................................  9,144    542,331
     Meridian Bancorp, Inc..................................  8,479    134,307
 #   Meta Financial Group, Inc..............................  4,947    124,862
     MetLife, Inc........................................... 23,804    980,487
 *   MGIC Investment Corp................................... 12,754    155,726
     Midland States Bancorp, Inc............................    602     16,236
 #   MidSouth Bancorp, Inc..................................  1,200     15,936
     MidWestOne Financial Group, Inc........................  1,517     43,705
     Moelis & Co., Class A..................................  5,965    240,747
     Moody's Corp...........................................  4,806    699,177
     Morgan Stanley......................................... 57,627  2,631,249
     Morningstar, Inc.......................................  5,558    693,638
 #*  Mr Cooper Group, Inc...................................  6,630     96,069
     MSCI, Inc..............................................  5,708    858,369
     MutualFirst Financial, Inc.............................  1,200     42,612
     Nasdaq, Inc............................................  9,599    832,329
     National Bank Holdings Corp., Class A..................  5,328    179,873
 #   National Bankshares, Inc...............................    518     22,367
 #*  National Commerce Corp.................................  2,563     95,087
     National General Holdings Corp......................... 17,952    500,143
     National Western Life Group, Inc., Class A.............    548    147,565
     Navient Corp........................................... 37,660    436,103
     Navigators Group, Inc. (The)...........................  4,910    339,527
     NBT Bancorp, Inc.......................................  7,692    280,681
     Nelnet, Inc., Class A..................................  4,956    278,973
 #   New York Community Bancorp, Inc........................ 49,069    470,081
 >>  NewStar Financial, Inc.................................  6,871      1,783
 *   NI Holdings, Inc.......................................  1,752     27,401
 *   Nicholas Financial, Inc................................    801      9,131
 #*  Nicolet Bankshares, Inc................................    820     43,788
 *   NMI Holdings, Inc., Class A............................  9,763    206,390
     Northern Trust Corp.................................... 13,827  1,300,706
     Northfield Bancorp, Inc................................  8,607    113,354
     Northrim BanCorp, Inc..................................    900     34,227
     Northwest Bancshares, Inc.............................. 18,491    298,445
     OceanFirst Financial Corp..............................  8,012    202,864
 *   Ocwen Financial Corp................................... 14,518     50,813
     OFG Bancorp............................................  7,678    131,217
 #   Old Line Bancshares, Inc...............................  1,887     56,497
 #   Old National Bancorp................................... 26,438    471,918
     Old Republic International Corp........................ 33,649    741,960
 #   Old Second Bancorp, Inc................................  4,090     58,160
 *   On Deck Capital, Inc................................... 10,484     72,340
 *   OneMain Holdings, Inc.................................. 23,915    682,056
     Oppenheimer Holdings, Inc., Class A....................  3,256    100,155
 #   Opus Bank..............................................  5,305    100,742
     Oritani Financial Corp.................................  6,197     90,538
     Orrstown Financial Services, Inc.......................    909     18,416
 *   Pacific Mercantile Bancorp.............................  2,550     21,089
 #*  Pacific Premier Bancorp, Inc........................... 10,646    311,183
 #   PacWest Bancorp........................................ 10,914    443,327
 #   Park National Corp.....................................  2,254    206,016
     Peapack Gladstone Financial Corp.......................  2,762     74,546
     Penns Woods Bancorp, Inc...............................    829     33,575
     Pennymac Financial Services,Inc........................  5,123    102,409

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     Peoples Bancorp, Inc...................................  2,534 $   86,739
     Peoples Financial Services Corp........................    400     17,044
     People's United Financial, Inc......................... 41,582    651,174
     People's Utah Bancorp..................................  1,400     46,914
 #   Pinnacle Financial Partners, Inc.......................  8,819    461,234
     Piper Jaffray Cos......................................  2,600    180,388
     PJT Partners, Inc., Class A............................  2,260    102,468
     PNC Financial Services Group, Inc. (The)............... 12,949  1,663,817
     Popular, Inc........................................... 10,477    544,909
 #*  PRA Group, Inc.........................................  7,470    230,375
 #   Preferred Bank.........................................  1,595     81,999
     Premier Financial Bancorp, Inc.........................  1,898     33,671
     Primerica, Inc.........................................  7,904    867,385
     Principal Financial Group, Inc......................... 26,164  1,231,539
     ProAssurance Corp......................................  9,671    424,750
     Progressive Corp. (The)................................ 23,031  1,605,261
 #   Prosperity Bancshares, Inc.............................  7,135    463,989
     Protective Insurance Corp., Class B....................  2,066     47,621
     Provident Financial Holdings, Inc......................  1,300     22,490
     Provident Financial Services, Inc...................... 11,857    289,311
     Prudential Bancorp, Inc................................    845     15,185
     Prudential Financial, Inc.............................. 11,665  1,093,944
     Pzena Investment Management, Inc., Class A.............  1,300     13,078
     QCR Holdings, Inc......................................  1,925     70,128
     Radian Group, Inc...................................... 10,400    199,576
     Raymond James Financial, Inc...........................  9,046    693,738
 *   Regional Management Corp...............................  1,515     43,723
     Regions Financial Corp................................. 74,192  1,259,038
     Reinsurance Group of America, Inc......................  4,697    668,712
     RenaissanceRe Holdings, Ltd............................  4,560    557,050
     Renasant Corp..........................................  8,429    294,004
     Republic Bancorp, Inc., Class A........................  2,487    111,592
 *   Republic First Bancorp, Inc............................  6,280     42,390
     Riverview Bancorp, Inc.................................    100        847
 #   RLI Corp...............................................  4,511    333,498
     S&P Global, Inc........................................  7,181  1,309,240
     S&T Bancorp, Inc.......................................  6,690    268,336
 #*  Safeguard Scientifics, Inc.............................  1,519     12,987
     Safety Insurance Group, Inc............................  2,590    215,695
     Sandy Spring Bancorp, Inc..............................  6,856    243,731
     Santander Consumer USA Holdings, Inc................... 45,867    860,006
 #   SB One Bancorp.........................................    800     19,304
 *   Seacoast Banking Corp. of Florida......................  4,740    124,709
     SEI Investments Co.....................................  8,416    449,835
 *   Select Bancorp, Inc....................................  2,670     32,894
     Selective Insurance Group, Inc.........................  6,923    448,957
 #   ServisFirst Bancshares, Inc............................  7,036    253,155
     Shore Bancshares, Inc..................................  1,532     24,696
     SI Financial Group, Inc................................  1,043     13,809
     Sierra Bancorp.........................................  1,944     52,935
     Signature Bank.........................................  5,965    655,554
     Silvercrest Asset Management Group, Inc., Class A......    800     11,504
     Simmons First National Corp., Class A.................. 16,367    438,308
 *   SLM Corp............................................... 57,783    585,920
 *   SmartFinancial, Inc....................................    641     13,038
     South State Corp.......................................  4,718    319,267
 *   Southern First Bancshares, Inc.........................    700     25,137
     Southern Missouri Bancorp, Inc.........................    512     17,239
     Southern National Bancorp of Virginia, Inc.............  3,254     49,168

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Southside Bancshares, Inc..............................   5,693 $   180,354
#   State Auto Financial Corp..............................   6,670     212,039
    State Bank Financial Corp..............................   5,995     153,292
    State Street Corp......................................  13,979     961,056
#   Sterling Bancorp.......................................  25,346     455,721
    Stewart Information Services Corp......................   3,962     163,551
    Stifel Financial Corp..................................   9,613     439,506
    Stock Yards Bancorp, Inc...............................   2,400      76,104
    Summit Financial Group, Inc............................   1,249      26,354
    SunTrust Banks, Inc....................................  19,690   1,233,775
*   SVB Financial Group....................................   3,649     865,652
    Synchrony Financial....................................  76,557   2,210,966
    Synovus Financial Corp.................................  14,513     545,108
    T Rowe Price Group, Inc................................  19,060   1,848,629
    TCF Financial Corp.....................................  23,656     493,937
    TD Ameritrade Holding Corp.............................   8,520     440,654
    Territorial Bancorp, Inc...............................   1,300      35,412
*   Texas Capital Bancshares, Inc..........................   6,755     440,629
#   TFS Financial Corp.....................................  10,988     161,633
#*  Third Point Reinsurance, Ltd...........................  15,019     166,110
    Timberland Bancorp, Inc................................     500      14,510
    Tiptree, Inc...........................................   5,339      31,447
    Tompkins Financial Corp................................   1,833     134,047
    Torchmark Corp.........................................   7,284     616,663
    Towne Bank.............................................  12,538     352,694
    Travelers Cos., Inc. (The).............................  15,046   1,882,706
    TriCo Bancshares.......................................   3,794     136,660
#*  TriState Capital Holdings, Inc.........................   4,350     109,707
#*  Triumph Bancorp, Inc...................................   3,989     143,046
    TrustCo Bank Corp. NY..................................  13,664     102,343
#   Trustmark Corp.........................................  11,548     355,678
    U.S. Bancorp...........................................  55,884   2,921,057
#   UMB Financial Corp.....................................   7,161     457,230
    Umpqua Holdings Corp...................................  22,076     423,859
    Union Bankshares Corp..................................  11,472     391,654
#   United Bankshares, Inc.................................  16,873     559,677
    United Community Banks, Inc............................  13,224     328,881
    United Community Financial Corp........................   6,434      58,871
    United Financial Bancorp, Inc..........................   8,746     135,126
    United Fire Group, Inc.................................   3,989     214,728
    United Insurance Holdings Corp.........................   6,562     129,403
    United Security Bancshares.............................     402       4,309
    Unity Bancorp, Inc.....................................     471       9,971
    Universal Insurance Holdings, Inc......................   6,041     253,601
    Univest Corp. of Pennsylvania..........................   4,401     109,849
    Unum Group.............................................  15,269     553,654
#   Valley National Bancorp................................  58,463     583,461
#   Value Line, Inc........................................     213       5,378
#*  Veritex Holdings, Inc..................................   2,413      56,850
#   Virtu Financial, Inc., Class A.........................   7,130     169,124
#   Virtus Investment Partners, Inc........................   1,053     104,605
    Voya Financial, Inc....................................  17,941     785,098
#   Waddell & Reed Financial, Inc., Class A................  12,818     244,439
    Walker & Dunlop, Inc...................................   6,136     257,467
#   Washington Federal, Inc................................   8,533     240,289
    Washington Trust Bancorp, Inc..........................   2,152     110,505
    Waterstone Financial, Inc..............................   4,026      65,785
    Webster Financial Corp.................................   9,173     539,739
    Wells Fargo & Co....................................... 204,717  10,897,086

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------ ------------
FINANCIALS -- (Continued)
    WesBanco, Inc..........................................  9,133 $    366,233
    West Bancorporation, Inc...............................  1,799       39,560
#   Westamerica Bancorporation.............................  3,633      211,477
*   Western Alliance Bancorp............................... 12,318      594,220
    Western New England Bancorp, Inc.......................  3,241       32,540
    Westwood Holdings Group, Inc...........................  1,130       47,856
    White Mountains Insurance Group, Ltd...................    580      514,269
    Willis Towers Watson P.L.C.............................  8,550    1,224,018
    Wintrust Financial Corp................................  6,582      501,153
    WisdomTree Investments, Inc............................ 17,058      132,541
#*  World Acceptance Corp..................................  1,307      132,647
    WR Berkley Corp........................................  9,650      732,435
    WSFS Financial Corp....................................  5,418      230,428
#   Zions Bancorp NA....................................... 15,905      748,330
                                                                   ------------
TOTAL FINANCIALS...........................................         224,208,936
                                                                   ------------
HEALTHCARE -- (6.2%)
    Abbott Laboratories.................................... 38,986    2,687,695
*   ABIOMED, Inc...........................................  1,360      464,032
#*  Acadia Healthcare Co., Inc............................. 14,410      598,015
    Aceto Corp.............................................  3,079        6,312
*   Achillion Pharmaceuticals, Inc......................... 21,184       60,586
#*  Aclaris Therapeutics, Inc..............................    932       11,081
*   Acorda Therapeutics, Inc...............................  6,805      130,044
*   Addus HomeCare Corp....................................  1,312       85,936
#*  Aduro Biotech, Inc.....................................  4,711       19,975
#*  Adverum Biotechnologies, Inc...........................  9,125       38,325
    Aetna, Inc.............................................  8,935    1,772,704
#*  Agios Pharmaceuticals, Inc.............................  1,615      101,842
#*  Akebia Therapeutics, Inc...............................  6,042       45,255
*   Akorn, Inc............................................. 15,300      102,051
*   Albireo Pharma, Inc....................................    887       23,692
#*  Alder Biopharmaceuticals, Inc..........................  5,585       70,929
*   Alexion Pharmaceuticals, Inc...........................  7,660      858,456
*   Align Technology, Inc..................................  3,480      769,776
#*  Alkermes P.L.C.........................................  3,973      162,218
*   Allscripts Healthcare Solutions, Inc................... 20,340      242,249
#*  Alnylam Pharmaceuticals, Inc...........................  3,959      318,422
#*  AMAG Pharmaceuticals, Inc..............................  7,011      150,736
*   Amedisys, Inc..........................................  4,356      479,160
#*  American Renal Associates Holdings, Inc................  5,573      107,503
    AmerisourceBergen Corp................................. 11,492    1,011,296
#*  AMN Healthcare Services, Inc...........................  9,797      495,924
*   Amphastar Pharmaceuticals, Inc.........................  4,515       81,044
*   AngioDynamics, Inc.....................................  5,619      114,796
*   Anika Therapeutics, Inc................................  2,097       74,989
    Anthem, Inc............................................  9,465    2,608,270
*   Apollo Medical Holdings, Inc...........................    537       10,982
*   Applied Genetic Technologies Corp......................    868        5,451
*   Aptevo Therapeutics, Inc...............................  1,916        6,457
#*  Aratana Therapeutics, Inc..............................    479        2,845
*   Ardelyx, Inc...........................................  4,740       13,035
#*  Assertio Therapeutics, Inc.............................  8,079       39,224
#*  Atara Biotherapeutics, Inc.............................  4,305      147,102
*   athenahealth, Inc......................................  2,881      367,443
    Atrion Corp............................................    296      201,925
*   Avanos Medical, Inc....................................  8,030      454,498
    Baxter International, Inc..............................  9,233      577,155
*   BioMarin Pharmaceutical, Inc...........................  3,654      336,789

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 HEALTHCARE -- (Continued)
 #*  BioScrip, Inc.......................................... 15,003 $   40,208
 *   BioSpecifics Technologies Corp.........................  1,201     73,585
 *   BioTelemetry, Inc......................................  2,116    122,940
 #*  Bluebird Bio, Inc......................................  1,628    186,732
 *   Boston Scientific Corp................................. 28,039  1,013,329
 *   Brookdale Senior Living, Inc........................... 34,593    308,915
     Bruker Corp............................................ 18,317    573,872
 *   Cambrex Corp...........................................  6,933    369,460
     Cantel Medical Corp....................................  3,345    264,757
 #*  Capital Senior Living Corp.............................  2,106     18,954
     Cardinal Health, Inc................................... 19,986  1,011,292
 *   Castlight Health, Inc., Class B........................  4,188     10,344
 *   Celldex Therapeutics, Inc..............................  8,800      2,768
 *   Centene Corp........................................... 10,869  1,416,448
 *   Cerner Corp............................................ 21,450  1,228,656
     Chemed Corp............................................  1,895    576,705
 #*  ChemoCentryx, Inc......................................  5,991     64,823
     Cigna Corp............................................. 12,494  2,671,342
 *   Civitas Solutions, Inc.................................  6,186     89,450
 #   Computer Programs & Systems, Inc.......................    864     21,600
 *   Concert Pharmaceuticals, Inc...........................  4,356     64,992
     CONMED Corp............................................  3,906    263,382
 *   CorVel Corp............................................  3,700    214,452
 *   Cross Country Healthcare, Inc..........................  7,273     64,221
 *   CryoLife, Inc..........................................  3,483    107,903
 #*  Cumberland Pharmaceuticals, Inc........................  1,600      8,640
 *   Cutera, Inc............................................  1,041     21,132
     CVS Health Corp........................................ 45,275  3,277,457
 *   Cymabay Therapeutics, Inc..............................  3,348     35,321
 *   DaVita, Inc............................................ 13,401    902,423
     DENTSPLY SIRONA, Inc................................... 10,044    347,824
 *   Dermira, Inc...........................................  3,600     45,180
 *   DexCom, Inc............................................    979    129,982
     Digirad Corp...........................................  2,900      3,610
 #*  Diplomat Pharmacy, Inc................................. 10,643    211,157
 *   Edwards Lifesciences Corp..............................  2,885    425,826
 *   Emergent BioSolutions, Inc.............................  6,778    414,746
 #*  Enanta Pharmaceuticals, Inc............................  3,006    231,943
     Encompass Health Corp.................................. 21,050  1,416,665
     Ensign Group, Inc. (The)...............................  9,480    351,139
 *   Epizyme Inc............................................  4,801     38,648
 #*  Evolent Health, Inc., Class A.......................... 13,642    302,852
 #*  Exact Sciences Corp....................................  2,217    157,518
 *   Exelixis, Inc.......................................... 22,286    309,107
 *   Express Scripts Holding Co............................. 36,624  3,551,429
 #*  FibroGen, Inc..........................................  3,195    136,970
 *   Five Star Senior Living, Inc...........................    859        601
 *   FONAR Corp.............................................  1,170     28,946
 #*  Global Blood Therapeutics Inc..........................  4,442    155,870
 *   Globus Medical, Inc., Class A..........................  5,985    316,307
 #*  GlycoMimetics, Inc.....................................  3,403     42,810
 *   Haemonetics Corp.......................................  4,699    490,905
 #*  Halozyme Therapeutics, Inc............................. 19,405    301,360
 #*  HealthEquity, Inc......................................  1,797    164,965
     HealthStream, Inc......................................  4,637    121,999
 #*  Henry Schein, Inc...................................... 11,879    985,957
 #*  Heska Corp.............................................    826     82,782
     Hill-Rom Holdings, Inc.................................  8,987    755,627
 *   HMS Holdings Corp......................................  9,021    259,985

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 HEALTHCARE -- (Continued)
 *   Hologic, Inc........................................... 30,757 $1,199,215
 #*  Horizon Pharma P.L.C................................... 19,518    355,423
     Humana, Inc............................................  5,539  1,774,751
 *   ICU Medical, Inc.......................................  1,408    358,660
 *   IDEXX Laboratories, Inc................................  2,828    599,875
 *   Immune Design Corp.....................................  4,095      5,897
 #*  Immunomedics Inc.......................................  2,262     50,963
 *   Incyte Corp............................................  3,583    232,250
 *   Innoviva, Inc.......................................... 11,473    160,163
 *   Inogen, Inc............................................  1,168    221,418
 #*  Inovalon Holdings, Inc., Class A.......................  2,672     25,144
 *   Inovio Pharmaceuticals, Inc............................  3,700     18,241
 #*  Insmed, Inc............................................  7,143    104,288
 #*  Insulet Corp...........................................    698     61,571
 *   Integer Holdings Corp..................................  4,638    345,392
 #*  Integra LifeSciences Holdings Corp.....................  5,295    283,653
 *   IntriCon Corp..........................................    300     12,564
 *   Intuitive Surgical, Inc................................  1,089    567,565
 #   Invacare Corp..........................................  5,484     70,853
 #*  Ionis Pharmaceuticals, Inc.............................  3,851    190,817
 *   Iovance Biotherapeutics, Inc...........................  6,387     57,994
 *   IQVIA Holdings, Inc.................................... 11,473  1,410,376
 *   Jazz Pharmaceuticals P.L.C.............................  3,973    630,992
 #*  K2M Group Holdings, Inc................................    962     26,340
 #*  Karyopharm Therapeutics, Inc...........................  3,855     40,632
 *   Kindred Biosciences, Inc...............................  4,043     58,785
 *   Laboratory Corp. of America Holdings...................  6,563  1,053,690
 #*  Lannett Co., Inc.......................................  1,300      4,758
 *   Lantheus Holdings, Inc.................................  5,434     75,913
 #   LeMaitre Vascular, Inc.................................  1,973     52,679
 #*  LHC Group, Inc.........................................  5,149    470,773
 *   LivaNova P.L.C.........................................  5,324    596,235
 #*  Loxo Oncology, Inc.....................................    609     92,970
     Luminex Corp...........................................  6,640    191,033
 *   MacroGenics, Inc.......................................  3,338     54,943
 #*  Madrigal Pharmaceuticals, Inc..........................    207     39,508
 #*  Magellan Health, Inc...................................  4,058    264,013
 *   Mallinckrodt P.L.C..................................... 14,740    369,384
 *   Masimo Corp............................................  4,542    525,055
     McKesson Corp.......................................... 15,300  1,908,828
 #*  Medidata Solutions, Inc................................  1,924    135,257
 *   Medpace Holdings, Inc..................................  4,388    228,615
     Medtronic P.L.C........................................ 26,868  2,413,284
 #*  Melinta Therapeutics, Inc..............................  1,786      4,697
     Meridian Bioscience, Inc...............................  7,966    129,129
 *   Merit Medical Systems, Inc.............................  5,423    309,762
 *   Mettler-Toledo International, Inc......................  1,455    795,623
 #*  MiMedx Group, Inc......................................  1,700      9,894
 #*  Minerva Neurosciences, Inc.............................  5,706     62,595
 #*  Mirati Therapeutics, Inc...............................  2,200     82,214
 #*  Molina Healthcare, Inc.................................  4,094    518,996
 *   Momenta Pharmaceuticals, Inc...........................  6,823     85,356
 *   Myriad Genetics, Inc...................................  9,779    440,348
 *   NantKwest, Inc.........................................  3,700      8,066
     National HealthCare Corp...............................  2,006    159,537
     National Research Corp., Class A.......................  2,585     98,359
 *   Natus Medical, Inc.....................................  3,052     91,194
 *   Nektar Therapeutics....................................    750     29,010
 #*  Neogen Corp............................................  2,186    132,734

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CONTINUED

                                                              Shares  Value+
                                                              ------ --------
  HEALTHCARE -- (Continued)
  *   NeoGenomics, Inc.......................................  5,221 $ 96,275
  *   Neurocrine Biosciences, Inc............................  1,450  155,367
  *   NewLink Genetics Corp..................................    540    1,021
  *   NextGen Healthcare, Inc................................  7,770  114,763
  *   Novocure, Ltd..........................................    987   32,709
  #*  NuVasive, Inc..........................................  8,351  469,076
  *   Nuvectra Corp..........................................    663   13,267
  *   ObsEva SA..............................................  2,525   39,668
  *   Omnicell, Inc..........................................  2,910  205,737
  #*  OPKO Health, Inc....................................... 27,341   92,413
  *   OraSure Technologies, Inc..............................  7,089   98,537
  *   Orthofix Medical, Inc..................................  2,488  151,320
  *   Otonomy, Inc...........................................  4,367   10,175
      Owens & Minor, Inc.....................................  9,088   71,795
  *   Pacira Pharmaceuticals, Inc............................  1,725   84,335
  #   Patterson Cos., Inc.................................... 15,555  351,232
  #*  PDL BioPharma, Inc..................................... 20,904   52,051
  #*  Penumbra, Inc..........................................    413   56,168
      Phibro Animal Health Corp., Class A....................  3,118  133,825
  *   PRA Health Sciences, Inc...............................  6,179  598,560
  *   Premier, Inc., Class A.................................  9,409  423,405
  #*  Prestige Consumer Healthcare, Inc......................  8,493  307,107
  *   Prothena Corp. P.L.C...................................  5,425   67,270
  *   Providence Service Corp. (The).........................  1,714  113,278
      Quest Diagnostics, Inc................................. 10,539  991,825
  *   Quidel Corp............................................  2,907  187,094
  *   R1 RCM, Inc............................................ 12,516  106,011
  *   RadNet, Inc............................................  4,821   71,351
  *   Regeneron Pharmaceuticals, Inc.........................  1,985  673,391
  #*  Repligen Corp..........................................  4,931  267,359
      ResMed, Inc............................................  6,546  693,352
  #*  Retrophin, Inc.........................................  4,493  115,290
  *   RTI Surgical, Inc......................................  9,786   44,820
  #*  Sage Therapeutics, Inc.................................  2,519  324,145
  #*  Sarepta Therapeutics, Inc..............................    852  113,963
  #*  SeaSpine Holdings Corp.................................    959   16,466
  #*  Seattle Genetics, Inc..................................  3,313  185,959
  *   Select Medical Holdings Corp........................... 23,947  397,041
      Simulations Plus, Inc..................................  2,208   44,624
  #*  Spark Therapeutics Inc.................................  1,226   55,158
  #*  Spectrum Pharmaceuticals, Inc..........................  4,021   47,850
  *   STAAR Surgical Co......................................  1,031   41,353
  #*  Stemline Therapeutics, Inc.............................  1,416   21,212
      STERIS P.L.C...........................................  5,326  582,185
      Stryker Corp...........................................  5,714  926,925
  #*  Supernus Pharmaceuticals, Inc..........................  6,915  328,877
  *   Surmodics, Inc.........................................  1,299   82,396
  #*  Syneos Health, Inc..................................... 11,523  525,794
  #*  Synlogic, Inc..........................................  2,058   16,279
  #*  Syros Pharmaceuticals, Inc.............................  1,876   12,344
  #*  Teladoc Health, Inc....................................  2,062  142,979
      Teleflex, Inc..........................................  2,128  512,295
  *   Tetraphase Pharmaceuticals, Inc........................  2,427    4,975
  #*  Tivity Health, Inc.....................................  6,738  231,855
  *   Triple-S Management Corp., Class B.....................  2,795   47,962
  *   United Therapeutics Corp...............................  7,208  799,079
      US Physical Therapy, Inc...............................  1,720  184,934
      Utah Medical Products, Inc.............................    296   25,805
  #*  Vanda Pharmaceuticals Inc..............................  2,699   51,200

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ -----------
 HEALTHCARE -- (Continued)
 #*  Varex Imaging Corp.....................................  5,401 $   140,210
 *   Varian Medical Systems, Inc............................  3,890     464,349
 *   Veeva Systems, Inc., Class A...........................  2,151     196,494
 #*  Verastem, Inc..........................................  3,540      17,948
 *   Vertex Pharmaceuticals, Inc............................    986     167,088
 #*  Vocera Communications Inc..............................  1,400      48,594
 *   Waters Corp............................................  3,636     689,713
 *   WellCare Health Plans, Inc.............................  3,081     850,325
     West Pharmaceutical Services, Inc......................  5,157     546,229
 #*  Wright Medical Group NV................................  5,133     138,488
 #*  Xencor, Inc............................................  5,791     189,481
     Zimmer Biomet Holdings, Inc............................ 10,355   1,176,224
     Zoetis, Inc............................................ 13,251   1,194,578
                                                                    -----------
 TOTAL HEALTHCARE...........................................         81,396,529
                                                                    -----------
 INDUSTRIALS -- (12.5%)
     3M Co.................................................. 15,329   2,916,496
 #   AAON, Inc..............................................  9,578     330,345
     AAR Corp...............................................  5,716     271,967
 #   ABM Industries, Inc.................................... 12,262     377,056
 *   Acacia Research Corp...................................  2,366       7,760
     ACCO Brands Corp....................................... 18,062     145,760
     Actuant Corp., Class A.................................  6,617     157,815
 #   Acuity Brands, Inc.....................................  6,227     782,360
 *   Advanced Disposal Services, Inc........................ 10,578     286,558
     Advanced Drainage Systems, Inc......................... 10,162     282,402
 #*  AECOM.................................................. 17,975     523,791
 #*  Aegion Corp............................................  5,936     114,921
     AGCO Corp..............................................  9,883     553,843
     Air Lease Corp......................................... 17,271     658,025
 *   Air Transport Services Group, Inc...................... 14,474     283,690
     Aircastle, Ltd......................................... 14,004     272,098
     Alamo Group, Inc.......................................  1,500     128,580
 #   Alaska Air Group, Inc.................................. 18,432   1,132,093
     Albany International Corp., Class A....................  4,145     290,067
 #   Allegiant Travel Co....................................  2,878     328,495
 #   Allegion P.L.C.........................................  9,586     821,808
     Allied Motion Technologies, Inc........................  1,625      70,948
     Allison Transmission Holdings, Inc..................... 15,295     674,204
     Altra Industrial Motion Corp...........................  6,844     220,856
 #   AMERCO.................................................  3,038     991,846
 *   Ameresco, Inc., Class A................................  3,516      57,557
 #   American Airlines Group, Inc........................... 16,542     580,293
     American Railcar Industries, Inc.......................  1,731     121,014
 *   American Woodmark Corp.................................  3,415     206,403
     AMETEK, Inc............................................ 12,689     851,178
     AO Smith Corp..........................................  7,741     352,448
 #   Apogee Enterprises, Inc................................  4,460     161,006
     Applied Industrial Technologies, Inc...................  6,789     446,241
 *   ARC Document Solutions, Inc............................  6,764      15,422
     ArcBest Corp...........................................  4,841     179,698
     Arconic, Inc........................................... 21,594     439,006
 #   Argan, Inc.............................................  2,682     118,062
 *   Armstrong Flooring, Inc................................  4,306      66,958
 *   Armstrong World Industries, Inc........................  9,045     558,529
 *   Arotech Corp...........................................  3,345       9,232
 *   ASGN, Inc..............................................  7,939     532,548
 #   Astec Industries, Inc..................................  3,697     139,044
 *   Astronics Corp.........................................  1,936      56,454

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 *   Astronics Corp., Class B...............................    835 $   24,313
 *   Atkore International Group, Inc........................  7,343    141,426
 *   Atlas Air Worldwide Holdings, Inc......................  5,242    270,592
 *   Avis Budget Group, Inc.................................  9,490    266,859
 #*  Axon Enterprise, Inc...................................  2,838    175,161
     AZZ, Inc...............................................  3,233    143,384
 #*  Babcock & Wilcox Enterprises, Inc......................  6,411      6,267
     Barnes Group, Inc......................................  6,940    392,804
     Barrett Business Services, Inc.........................  1,545     97,211
 *   Beacon Roofing Supply, Inc.............................  8,793    245,413
     BG Staffing, Inc.......................................    988     25,530
 #*  Blue Bird Corp.........................................  2,770     51,550
 #*  BMC Stock Holdings, Inc................................ 10,755    180,039
     Brady Corp., Class A...................................  6,607    266,196
     Briggs & Stratton Corp.................................  5,115     74,321
     Brink's Co. (The)......................................  9,038    599,400
 *   Broadwind Energy, Inc..................................  2,383      4,385
 *   Builders FirstSource, Inc.............................. 22,567    279,379
 #*  CAI International, Inc.................................  3,296     82,103
     Carlisle Cos., Inc.....................................  6,653    642,613
 *   Casella Waste Systems, Inc., Class A...................  6,487    211,217
 *   CBIZ, Inc..............................................  7,764    172,206
 #   CECO Environmental Corp................................  5,117     38,070
     CH Robinson Worldwide, Inc............................. 10,271    914,427
 *   Chart Industries, Inc..................................  4,374    297,651
 #*  Cimpress NV............................................  3,535    441,840
 #   Cintas Corp............................................  5,747  1,045,207
 #   CIRCOR International, Inc..............................  3,070     99,806
 *   Civeo Corp............................................. 23,478     66,912
 *   Clean Harbors, Inc.....................................  9,329    634,745
 #*  Colfax Corp............................................ 18,213    510,510
     Columbus McKinnon Corp.................................  2,711     99,575
     Comfort Systems USA, Inc...............................  7,442    397,998
 *   Commercial Vehicle Group, Inc..........................  7,440     49,774
 *   Continental Building Products, Inc.....................  6,680    185,771
     Copa Holdings SA, Class A..............................  3,582    259,444
 #*  Copart, Inc............................................ 12,983    634,999
 #   Costamare, Inc......................................... 13,178     69,843
 *   CoStar Group, Inc......................................  1,201    434,065
 #   Covanta Holding Corp................................... 21,972    322,769
 *   Covenant Transportation Group, Inc., Class A...........  2,890     72,337
 *   CPI Aerostructures, Inc................................  1,046      7,113
     CRA International, Inc.................................  1,211     51,044
     Crane Co...............................................  8,208    714,424
 *   CSW Industrials, Inc...................................  1,972     90,771
     CSX Corp............................................... 38,881  2,677,346
     Cummins, Inc........................................... 11,861  1,621,280
     Curtiss-Wright Corp....................................  6,707    734,148
     Deere & Co............................................. 13,396  1,814,354
     Delta Air Lines, Inc................................... 57,970  3,172,698
     Deluxe Corp............................................  8,361    394,723
     DMC Global, Inc........................................  2,624    101,155
 #   Donaldson Co., Inc..................................... 15,678    803,968
     Douglas Dynamics, Inc..................................  4,778    207,317
     Dover Corp............................................. 15,464  1,281,038
 *   Ducommun, Inc..........................................  1,848     68,672
     Dun & Bradstreet Corp. (The)...........................  2,937    417,876
 *   DXP Enterprises, Inc...................................  1,836     58,348
 #*  Dycom Industries, Inc..................................  5,823    395,265

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 *   Eagle Bulk Shipping, Inc...............................  4,170 $   20,808
     Eastern Co. (The)......................................    312      8,830
     Eaton Corp. P.L.C...................................... 14,733  1,055,914
 *   Echo Global Logistics, Inc.............................  5,412    139,143
     EMCOR Group, Inc.......................................  9,324    661,818
     Emerson Electric Co.................................... 18,474  1,254,015
     Encore Wire Corp.......................................  3,557    157,219
     EnerSys................................................  6,874    546,964
 *   Engility Holdings, Inc.................................  4,955    153,754
     Ennis, Inc.............................................  3,943     76,336
     EnPro Industries, Inc..................................  3,758    233,748
     Equifax, Inc...........................................  8,122    823,896
     ESCO Technologies, Inc.................................  3,134    191,863
     Espey Manufacturing & Electronics Corp.................    200      5,600
     Essendant, Inc.........................................  4,286     54,604
 *   Esterline Technologies Corp............................  5,158    605,343
     Expeditors International of Washington, Inc............ 11,771    790,776
     Exponent, Inc..........................................  7,621    384,556
 #   Fastenal Co............................................ 15,992    822,149
     Federal Signal Corp....................................  7,980    175,480
     FedEx Corp............................................. 15,173  3,343,219
 #   Flowserve Corp......................................... 11,443    525,234
     Fluor Corp............................................. 13,999    613,996
     Forrester Research, Inc................................  3,145    126,681
 #   Fortive Corp........................................... 13,964  1,036,827
     Fortune Brands Home & Security, Inc.................... 16,781    752,292
     Forward Air Corp.......................................  5,175    310,448
 *   Franklin Covey Co......................................  1,696     37,889
     Franklin Electric Co., Inc.............................  6,549    277,809
 *   FreightCar America, Inc................................  1,800     25,740
 *   FTI Consulting, Inc....................................  6,770    467,875
 *   Gardner Denver Holdings, Inc...........................  7,878    213,179
 #   GATX Corp..............................................  6,389    478,728
 *   Genco Shipping & Trading, Ltd..........................  4,464     49,193
 *   Gencor Industries, Inc.................................  1,048     11,926
 *   Generac Holdings, Inc.................................. 10,947    555,341
 *   Genesee & Wyoming, Inc., Class A.......................  6,817    540,111
 *   Gibraltar Industries, Inc..............................  4,567    162,768
     Global Brass & Copper Holdings, Inc....................  6,453    204,044
 *   GMS, Inc...............................................  6,537    107,468
 *   Golden Ocean Group, Ltd................................ 11,267     85,742
 *   Goldfield Corp. (The)..................................  5,963     22,063
     Gorman-Rupp Co. (The)..................................  4,380    151,110
 *   GP Strategies Corp.....................................  2,129     31,105
     Graco, Inc............................................. 17,576    714,113
     Graham Corp............................................    739     18,187
 #   Granite Construction, Inc..............................  6,859    313,593
 *   Great Lakes Dredge & Dock Corp.........................  8,897     51,692
 #   Greenbrier Cos., Inc. (The)............................  5,550    263,347
     Griffon Corp...........................................  7,377     89,409
     H&E Equipment Services, Inc............................  7,894    190,166
 *   Harsco Corp............................................ 14,778    405,952
 #   Hawaiian Holdings, Inc................................. 10,602    366,935
 *   HD Supply Holdings, Inc................................ 27,907  1,048,466
 #   Healthcare Services Group, Inc.........................  9,599    389,623
 #   Heartland Express, Inc................................. 15,098    293,958
 #   HEICO Corp.............................................  3,801    318,638
     HEICO Corp., Class A...................................  5,833    388,828
     Heidrick & Struggles International, Inc................  2,552     88,070

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 *   Herc Holdings, Inc.....................................  6,636 $  212,750
 *   Heritage-Crystal Clean, Inc............................  2,711     62,326
     Herman Miller, Inc..................................... 10,980    361,791
 #*  Hertz Global Holdings, Inc............................. 14,418    198,248
     Hexcel Corp............................................ 13,716    802,660
 *   Hill International, Inc................................  4,939     13,928
     Hillenbrand, Inc....................................... 12,791    612,689
     HNI Corp...............................................  7,531    285,350
     Honeywell International, Inc........................... 22,774  3,298,131
 *   Houston Wire & Cable Co................................  3,000     18,750
 *   Hub Group, Inc., Class A...............................  6,456    295,814
     Hubbell, Inc...........................................  8,539    868,416
 *   Hudson Global, Inc.....................................  2,300      3,588
 #*  Hudson Technologies, Inc...............................  5,402      4,477
     Hurco Cos., Inc........................................    876     35,688
 *   Huron Consulting Group, Inc............................  3,546    193,222
 #*  Huttig Building Products, Inc..........................    812      3,029
     Hyster-Yale Materials Handling, Inc....................  1,661    100,407
     ICF International, Inc.................................  2,339    172,244
     IDEX Corp..............................................  5,424    687,872
 *   IES Holdings, Inc......................................  2,130     37,786
     Illinois Tool Works, Inc...............................  8,687  1,108,201
     Ingersoll-Rand P.L.C................................... 17,608  1,689,312
 *   InnerWorkings, Inc..................................... 10,091     72,554
 #*  Innovative Solutions & Support, Inc....................    400        968
     Insperity, Inc.........................................  5,336    586,160
     Insteel Industries, Inc................................  2,607     68,095
     Interface, Inc......................................... 11,789    192,043
     ITT, Inc............................................... 13,542    683,871
     Jacobs Engineering Group, Inc..........................  9,364    703,143
     JB Hunt Transport Services, Inc........................  7,698    851,476
 *   JetBlue Airways Corp................................... 46,286    774,365
 #   John Bean Technologies Corp............................  4,491    466,929
     Johnson Controls International P.L.C................... 39,908  1,275,859
     Kadant, Inc............................................  1,782    175,883
     Kaman Corp.............................................  4,466    283,680
     Kansas City Southern...................................  7,171    731,155
     KAR Auction Services, Inc.............................. 20,010  1,139,369
     KBR, Inc............................................... 25,810    510,522
     Kelly Services, Inc., Class A..........................  6,650    156,209
     Kennametal, Inc........................................ 14,001    496,335
 #*  KeyW Holding Corp. (The)...............................  7,421     58,106
     Kforce, Inc............................................  7,956    245,204
     Kimball International, Inc., Class B...................  8,202    135,005
 *   Kirby Corp.............................................  6,794    488,760
 #   Knight-Swift Transportation Holdings, Inc.............. 15,638    500,416
     Knoll, Inc.............................................  8,232    163,405
     Korn/Ferry International...............................  7,567    341,574
     Landstar System, Inc...................................  4,737    474,126
 *   Lawson Products, Inc...................................    700     23,142
 *   LB Foster Co., Class A.................................  1,400     25,452
 #   Lennox International, Inc..............................  3,035    640,051
     Lincoln Electric Holdings, Inc.........................  8,864    717,186
 #   Lindsay Corp...........................................  1,207    115,413
     LS Starrett Co. (The), Class A.........................    230      1,247
 #   LSC Communications, Inc................................  5,785     54,553
     LSI Industries, Inc....................................  3,205     13,846
 *   Lydall, Inc............................................  2,299     68,671
 #   Macquarie Infrastructure Corp..........................  9,135    337,538

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 #*  Manitowoc Co., Inc. (The)..............................  5,671 $  103,666
     ManpowerGroup, Inc.....................................  6,019    459,190
     Marten Transport, Ltd..................................  7,874    151,653
     Masco Corp............................................. 11,298    338,940
 *   Masonite International Corp............................  5,033    278,778
 #*  MasTec, Inc............................................ 14,685    638,944
     Matson, Inc............................................  8,726    306,108
 #   Matthews International Corp., Class A..................  5,608    233,405
     McGrath RentCorp.......................................  4,273    228,135
 #*  Mercury Systems, Inc...................................  5,103    239,127
 *   Meritor, Inc........................................... 17,090    290,359
 #*  Middleby Corp. (The)...................................  7,975    895,592
 *   Milacron Holdings Corp................................. 11,371    159,194
     Miller Industries, Inc.................................  1,300     31,421
 *   Mistras Group, Inc.....................................  3,322     66,108
     Mobile Mini, Inc.......................................  6,113    251,367
     Moog, Inc., Class A....................................  4,615    330,203
 *   MRC Global, Inc........................................  8,829    139,763
     MSA Safety, Inc........................................  2,661    277,915
     MSC Industrial Direct Co., Inc., Class A...............  7,179    581,930
     Mueller Industries, Inc................................ 10,050    244,717
     Mueller Water Products, Inc., Class A.................. 27,861    285,854
 #   Multi-Color Corp.......................................  3,128    166,284
 *   MYR Group, Inc.........................................  2,344     78,266
     Navigant Consulting, Inc...............................  5,929    128,066
 *   Navistar International Corp............................ 11,807    395,416
 *   NCI Building Systems, Inc.............................. 11,654    142,762
 #*  Nexeo Solutions, Inc...................................  6,008     62,784
     Nielsen Holdings P.L.C................................. 25,641    666,153
 *   NL Industries, Inc.....................................  7,700     40,810
     NN, Inc................................................  5,147     59,705
     Nordson Corp...........................................  8,758  1,074,344
     Norfolk Southern Corp.................................. 14,114  2,368,753
 *   Northwest Pipe Co......................................  1,465     26,092
 #*  NOW, Inc............................................... 19,244    247,093
 *   NV5 Global, Inc........................................  1,346    105,082
     nVent Electric P.L.C................................... 20,844    509,010
     Old Dominion Freight Line, Inc.........................  9,320  1,215,514
     Omega Flex, Inc........................................  1,381     83,551
 *   Orion Group Holdings, Inc..............................  3,661     17,280
     Oshkosh Corp...........................................  9,625    540,347
     Owens Corning.......................................... 10,297    486,739
     PACCAR, Inc............................................ 34,097  1,950,689
 *   PAM Transportation Services, Inc.......................    751     44,024
     Parker-Hannifin Corp...................................  9,780  1,482,941
     Park-Ohio Holdings Corp................................  1,783     58,982
 *   Patrick Industries, Inc................................  5,181    225,425
 *   Patriot Transportation Holding, Inc....................    133      2,660
     Pentair P.L.C.......................................... 24,378    978,777
 *   Performant Financial Corp..............................  6,812     14,169
 *   Perma-Pipe International Holdings, Inc.................    300      2,745
 *   PGT Innovations, Inc................................... 14,454    292,838
     PICO Holdings, Inc.....................................  3,320     37,914
     Pitney Bowes, Inc...................................... 20,722    137,180
     Powell Industries, Inc.................................  1,301     37,937
     Preformed Line Products Co.............................    889     56,185
     Primoris Services Corp.................................  8,827    186,868
 *   Proto Labs, Inc........................................  2,237    267,210
     Quad/Graphics, Inc.....................................  7,683    118,549

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
     Quanex Building Products Corp..........................  5,988 $   88,742
 *   Quanta Services, Inc................................... 17,179    535,985
 *   Radiant Logistics, Inc.................................  4,889     26,596
     Raven Industries, Inc..................................  6,425    279,359
 *   RBC Bearings, Inc......................................  1,952    288,271
     RCM Technologies, Inc..................................    300      1,269
     Regal Beloit Corp......................................  7,236    518,821
     Republic Services, Inc................................. 22,963  1,668,951
 *   Resideo Technologies, Inc..............................  3,796     79,899
     Resources Connection, Inc..............................  5,098     83,199
 #*  Revolution Lighting Technologies, Inc..................  1,690      2,603
 *   Rexnord Corp........................................... 16,200    434,322
 #*  Roadrunner Transportation Systems, Inc.................  5,113      2,349
     Robert Half International, Inc......................... 13,687    828,474
     Rockwell Automation, Inc...............................  7,799  1,284,729
 #   Rollins, Inc...........................................  7,111    420,971
     Roper Technologies, Inc................................  1,658    469,048
     Rush Enterprises, Inc., Class A........................  4,805    170,049
     Ryder System, Inc...................................... 10,547    583,355
 *   Saia, Inc..............................................  4,422    277,967
     Schneider National, Inc., Class B...................... 10,750    235,102
 #   Scorpio Bulkers, Inc...................................  8,594     54,658
 #*  Sensata Technologies Holding P.L.C..................... 19,102    895,884
 *   SIFCO Industries, Inc..................................    157        775
     Simpson Manufacturing Co., Inc.........................  6,586    375,929
 #*  SiteOne Landscape Supply, Inc..........................  4,790    325,912
     SkyWest, Inc...........................................  9,826    562,932
 #   Snap-on, Inc...........................................  7,988  1,229,673
     Southwest Airlines Co.................................. 28,939  1,420,905
 *   SP Plus Corp...........................................  3,718    118,827
     Spartan Motors, Inc....................................  4,649     31,288
     Spirit AeroSystems Holdings, Inc., Class A............. 10,167    854,130
 *   Spirit Airlines, Inc................................... 11,374    590,311
 *   SPX Corp...............................................  5,915    173,428
 *   SPX FLOW, Inc..........................................  5,429    185,835
     Standex International Corp.............................  1,553    125,979
     Stanley Black & Decker, Inc............................  7,088    825,894
     Steelcase, Inc., Class A............................... 13,030    216,298
 #*  Stericycle, Inc........................................ 10,431    521,237
 *   Sterling Construction Co., Inc.........................  2,955     33,569
     Sun Hydraulics Corp....................................  3,737    173,397
 #*  Sunrun, Inc............................................ 10,577    129,674
     Systemax, Inc..........................................  5,216    168,529
 #*  Team, Inc..............................................  2,690     53,531
 *   Teledyne Technologies, Inc.............................  2,755    609,626
     Tennant Co.............................................  2,354    143,876
 #   Terex Corp.............................................  9,836    328,424
     Tetra Tech, Inc........................................  7,608    502,432
 *   Textainer Group Holdings, Ltd..........................  9,854    115,587
 *   Thermon Group Holdings, Inc............................  3,864     83,385
     Timken Co. (The).......................................  9,088    359,430
     Titan International, Inc...............................  8,488     59,925
 *   Titan Machinery, Inc...................................  2,176     31,008
 #   Toro Co. (The)......................................... 13,431    756,568
 #*  TPI Composites, Inc....................................  5,126    129,483
 #*  TransDigm Group, Inc...................................  1,446    477,541
 #   TransUnion.............................................  7,072    464,984
 *   Trex Co., Inc..........................................  9,030    553,539
 *   TriMas Corp............................................  7,022    206,798

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------ ------------
INDUSTRIALS -- (Continued)
*   TriNet Group, Inc...................................... 10,895 $    511,956
    Trinity Industries, Inc................................ 16,858      481,296
    Triton International, Ltd.............................. 14,987      482,132
#   Triumph Group, Inc.....................................  8,322      151,877
*   TrueBlue, Inc..........................................  6,368      148,565
#*  Tutor Perini Corp......................................  8,900      137,950
*   Twin Disc, Inc.........................................  1,100       21,043
*   Ultralife Corp.........................................    900        6,093
    UniFirst Corp..........................................  1,551      231,564
    Union Pacific Corp..................................... 27,366    4,001,457
*   United Continental Holdings, Inc....................... 30,301    2,591,039
    United Parcel Service, Inc., Class B................... 19,106    2,035,553
*   United Rentals, Inc....................................  9,078    1,089,995
    United Technologies Corp............................... 38,470    4,778,359
*   Univar, Inc............................................ 17,407      428,560
    Universal Forest Products, Inc......................... 10,673      301,726
    Universal Logistics Holdings, Inc......................  3,206       87,107
    US Ecology, Inc........................................  4,032      281,958
*   USA Truck, Inc.........................................    905       17,801
#*  USG Corp............................................... 19,276      813,833
    Valmont Industries, Inc................................  2,887      358,883
*   Vectrus, Inc...........................................  1,615       43,282
*   Verisk Analytics, Inc..................................  8,620    1,033,021
*   Veritiv Corp...........................................  2,207       73,581
    Viad Corp..............................................  3,384      162,060
#*  Vicor Corp.............................................  1,600       64,160
*   Volt Information Sciences, Inc.........................    639        2,352
    VSE Corp...............................................  1,308       41,019
    Wabash National Corp................................... 10,621      160,377
*   WABCO Holdings, Inc....................................  4,745      509,850
#   Wabtec Corp............................................  4,929      404,277
*   WageWorks, Inc.........................................  3,959      157,608
    Waste Management, Inc.................................. 14,339    1,282,910
#   Watsco, Inc............................................  3,451      511,369
    Watts Water Technologies, Inc., Class A................  3,668      256,943
#*  Welbilt, Inc........................................... 21,470      401,918
#   Werner Enterprises, Inc................................ 12,747      410,326
*   Wesco Aircraft Holdings, Inc........................... 15,444      157,220
*   WESCO International, Inc...............................  8,764      439,778
#*  Willdan Group, Inc.....................................  1,339       40,438
#*  Willis Lease Finance Corp..............................    856       29,635
    Woodward, Inc..........................................  9,423      693,910
#   WW Grainger, Inc.......................................  3,989    1,132,756
*   XPO Logistics, Inc..................................... 14,337    1,281,441
    Xylem, Inc............................................. 13,399      878,706
*   YRC Worldwide, Inc.....................................  2,988       24,681
                                                                   ------------
TOTAL INDUSTRIALS..........................................         163,093,240
                                                                   ------------
INFORMATION TECHNOLOGY -- (17.6%)
#*  3D Systems Corp........................................  1,097       13,252
    Accenture P.L.C., Class A.............................. 17,612    2,776,003
*   ACI Worldwide, Inc..................................... 16,717      419,430
*   Adobe, Inc.............................................  4,843    1,190,216
    ADTRAN, Inc............................................  6,536       87,844
*   Advanced Energy Industries, Inc........................  6,456      277,802
#*  Advanced Micro Devices, Inc............................ 55,227    1,005,684
*   Agilysys, Inc..........................................  2,641       42,969
*   Akamai Technologies, Inc...............................  9,698      700,680
*   Alarm.com Holdings, Inc................................  4,305      191,486

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Alliance Data Systems Corp.............................   5,394 $ 1,112,135
*   Alpha & Omega Semiconductor, Ltd.......................   2,773      25,706
#*  Ambarella, Inc.........................................   1,814      63,091
    Amdocs, Ltd............................................  11,031     697,931
    American Software, Inc., Class A.......................   2,466      28,384
*   Amkor Technology, Inc..................................  39,662     283,583
    Amphenol Corp., Class A................................  13,851   1,239,664
#*  Amtech Systems, Inc....................................     531       2,490
    Analog Devices, Inc....................................  13,060   1,093,253
*   Anixter International, Inc.............................   5,523     362,806
*   ANSYS, Inc.............................................   3,827     572,328
*   Appfolio, Inc., Class A................................   1,797     102,609
    Apple, Inc............................................. 174,443  38,178,595
    Applied Materials, Inc.................................  36,747   1,208,241
#*  Applied Optoelectronics, Inc...........................   1,137      22,319
*   Arista Networks, Inc...................................     573     131,991
*   ARRIS International P.L.C..............................  25,688     638,861
*   Arrow Electronics, Inc.................................  11,131     753,680
*   Aspen Technology, Inc..................................   5,568     472,668
*   Atlassian Corp. P.L.C., Class A........................     969      73,557
*   Autodesk, Inc..........................................   2,501     323,254
    Automatic Data Processing, Inc.........................  12,058   1,737,317
#*  Avid Technology, Inc...................................   4,744      25,143
    Avnet, Inc.............................................  13,742     550,642
    AVX Corp...............................................  23,771     396,500
*   Aware, Inc.............................................   2,169       8,307
*   Axcelis Technologies, Inc..............................   4,442      76,669
#*  AXT, Inc...............................................   5,700      37,563
#   Badger Meter, Inc......................................   5,529     271,529
    Bel Fuse, Inc., Class B................................   1,369      30,118
#   Belden, Inc............................................   7,034     380,188
    Benchmark Electronics, Inc.............................   7,549     164,795
#*  Black Box Corp.........................................   2,162       1,859
*   Black Knight, Inc......................................  17,042     831,138
#   Blackbaud, Inc.........................................   4,232     303,519
    Booz Allen Hamilton Holding Corp.......................  14,872     736,759
*   Bottomline Technologies de, Inc........................   2,535     168,932
    Broadcom, Inc..........................................  18,103   4,045,839
    Broadridge Financial Solutions, Inc....................   7,339     858,223
#*  BroadVision, Inc.......................................     200         350
    Brooks Automation, Inc.................................   8,503     263,848
#*  BSQUARE Corp...........................................   1,400       3,220
    CA, Inc................................................  30,042   1,332,663
    Cabot Microelectronics Corp............................   4,378     427,380
*   CACI International, Inc., Class A......................   3,266     582,850
*   Cadence Design Systems, Inc............................  13,085     583,198
#*  CalAmp Corp............................................   2,256      44,985
*   Calix, Inc.............................................   5,648      41,230
#*  Carbonite, Inc.........................................   3,977     136,053
*   Cardtronics P.L.C., Class A............................   6,822     185,286
    Cass Information Systems, Inc..........................   1,496      98,886
    CCUR Holdings, Inc.....................................   1,400       5,362
    CDK Global, Inc........................................  10,181     582,760
    CDW Corp...............................................   9,329     839,703
*   CEVA, Inc..............................................   1,793      44,180
*   Ciena Corp.............................................  14,706     459,710
#*  Cirrus Logic, Inc......................................  10,790     403,978
    Cisco Systems, Inc..................................... 183,121   8,377,786
*   Cision, Ltd............................................  19,371     286,497

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INFORMATION TECHNOLOGY -- (Continued)
 *   Citrix Systems, Inc....................................  8,342 $  854,805
 #*  Clearfield, Inc........................................    600      7,212
     Cognex Corp............................................ 14,310    613,040
     Cognizant Technology Solutions Corp., Class A.......... 14,475    999,209
 #*  Coherent, Inc..........................................  2,590    318,933
     Cohu, Inc..............................................  5,805    120,744
 *   CommScope Holding Co., Inc............................. 20,226    486,638
     Communications Systems, Inc............................    400      1,160
 *   CommVault Systems Inc..................................  2,329    135,594
 *   Computer Task Group, Inc...............................  1,668      7,890
     Comtech Telecommunications Corp........................  4,246    118,548
 *   Conduent, Inc.......................................... 25,856    493,850
 #*  Control4 Corp..........................................  2,838     79,237
 *   CoreLogic, Inc......................................... 14,750    599,145
 *   Cray, Inc..............................................  5,378    122,027
 #*  Cree, Inc.............................................. 16,818    652,875
     CSG Systems International, Inc.........................  6,579    230,923
     CTS Corp...............................................  5,074    135,425
 #*  CyberOptics Corp.......................................  1,062     22,451
 #   Cypress Semiconductor Corp............................. 33,237    430,087
     Daktronics, Inc........................................  6,045     44,189
 *   Datawatch Corp.........................................    308      2,874
 *   Dell Technologies, Inc., Class V.......................  7,117    643,306
 #   Diebold Nixdorf, Inc...................................  7,621     29,722
 *   Digi International, Inc................................  3,785     43,906
 *   Diodes, Inc............................................  9,174    276,963
     Dolby Laboratories, Inc., Class A......................  5,696    391,942
 *   DSP Group, Inc.........................................  4,082     49,923
     DXC Technology Co...................................... 21,353  1,555,139
 #*  Eastman Kodak Co.......................................  2,896      7,066
 #   Ebix, Inc..............................................  3,848    220,529
 *   EchoStar Corp., Class A................................  5,662    229,594
 #*  Electro Scientific Industries, Inc.....................  5,745    166,605
 *   Electronics For Imaging, Inc...........................  7,649    232,912
 #*  Ellie Mae, Inc.........................................  3,594    238,210
 *   EMCORE Corp............................................  2,998     14,780
 *   Endurance International Group Holdings, Inc............ 18,279    180,414
     Entegris, Inc.......................................... 19,914    528,518
 #*  Envestnet, Inc.........................................  3,246    168,857
 *   EPAM Systems, Inc......................................  2,743    327,706
 *   ePlus, Inc.............................................  2,419    205,325
 *   Euronet Worldwide, Inc.................................  7,277    809,057
     EVERTEC, Inc........................................... 13,073    340,944
 *   ExlService Holdings, Inc...............................  4,954    317,551
 *   F5 Networks, Inc.......................................  4,039    707,956
 *   Fabrinet...............................................  5,916    256,281
 *   Fair Isaac Corp........................................  3,259    628,042
 *   FARO Technologies, Inc.................................  2,355    119,022
     Fidelity National Information Services, Inc............ 13,941  1,451,258
 #*  Finisar Corp........................................... 22,305    372,270
 *   First Data Corp., Class A.............................. 40,822    765,004
 #*  First Solar, Inc.......................................  9,850    411,730
 *   Fiserv, Inc............................................ 10,606    841,056
 #*  Fitbit, Inc., Class A.................................. 32,395    153,228
 *   FleetCor Technologies, Inc.............................  9,424  1,885,083
 *   Flex, Ltd.............................................. 50,801    399,296
     FLIR Systems, Inc...................................... 11,043    511,401
 #*  FormFactor, Inc........................................ 10,578    129,475
 *   Fortinet, Inc..........................................  5,439    446,977

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Frequency Electronics, Inc.............................     400 $     4,440
#*  Gartner, Inc...........................................   3,950     582,704
    Genpact, Ltd...........................................  27,871     763,944
    Global Payments, Inc...................................   7,183     820,514
*   Globant SA.............................................   4,495     231,403
*   GoDaddy, Inc., Class A.................................   7,501     548,848
*   GSI Technology, Inc....................................   1,378       8,144
#*  GTT Communications, Inc................................   7,469     268,137
*   Guidewire Software, Inc................................   4,530     403,034
    Hackett Group, Inc. (The)..............................   7,650     156,595
*   Harmonic, Inc..........................................  12,292      67,729
    Hewlett Packard Enterprise Co..........................  97,515   1,487,104
    HP, Inc................................................  24,742     597,272
#*  HubSpot, Inc...........................................     518      70,267
#*  Ichor Holdings, Ltd....................................   4,545      80,674
*   ID Systems, Inc........................................     100         625
#*  II-VI, Inc.............................................   8,512     316,902
*   Immersion Corp.........................................   4,084      40,881
*   Imperva Inc............................................   1,172      64,870
*   Infinera Corp..........................................  23,427     129,786
#*  Inphi Corp.............................................   3,615     115,680
*   Insight Enterprises, Inc...............................   5,363     277,213
*   Integrated Device Technology, Inc......................   9,293     435,005
    Intel Corp............................................. 267,979  12,562,855
    InterDigital, Inc......................................   6,721     476,855
#*  Internap Corp..........................................   2,275      19,497
    International Business Machines Corp...................  32,388   3,738,547
    Intuit, Inc............................................   6,697   1,413,067
#*  IPG Photonics Corp.....................................   3,408     455,138
*   Itron, Inc.............................................   2,424     126,387
#   j2 Global, Inc.........................................   8,145     593,282
    Jabil, Inc.............................................  32,364     800,362
    Jack Henry & Associates, Inc...........................   4,370     654,757
    Juniper Networks, Inc..................................  21,690     634,866
*   KEMET Corp.............................................   9,197     200,311
*   Key Tronic Corp........................................     700       5,131
*   Keysight Technologies, Inc.............................  11,078     632,332
*   Kimball Electronics, Inc...............................   4,412      81,181
    KLA-Tencor Corp........................................  11,764   1,076,877
*   Knowles Corp...........................................  14,565     235,662
#*  Kopin Corp.............................................   8,422      18,781
    Kulicke & Soffa Industries, Inc........................  10,024     203,788
*   KVH Industries, Inc....................................   2,284      28,207
    Lam Research Corp......................................   5,800     822,034
*   Lattice Semiconductor Corp.............................  13,214      79,416
    Leidos Holdings, Inc...................................   9,021     584,380
*   Limelight Networks, Inc................................  10,418      41,985
    Littelfuse, Inc........................................   2,949     534,241
*   LiveRamp Holdings, Inc.................................   8,765     400,385
    LogMeIn, Inc...........................................   5,547     477,708
#*  Lumentum Holdings, Inc.................................   6,663     364,133
*   Luxoft Holding, Inc....................................   3,232     133,255
#*  MACOM Technology Solutions Holdings, Inc...............   1,566      22,034
#*  MagnaChip Semiconductor Corp...........................   3,475      28,078
*   Manhattan Associates, Inc..............................  10,022     478,450
    Marvell Technology Group, Ltd..........................  38,469     631,276
    Mastercard, Inc., Class A..............................  25,651   5,070,433
    Maxim Integrated Products, Inc.........................  15,883     794,468
    MAXIMUS, Inc...........................................  10,041     652,364

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  MaxLinear, Inc.........................................   6,225 $   120,827
#*  Maxwell Technologies, Inc..............................   1,381       4,060
#   Mesa Laboratories, Inc.................................     456      83,307
    Methode Electronics, Inc...............................   5,545     164,132
#   Microchip Technology, Inc..............................   9,332     613,859
*   Micron Technology, Inc.................................  79,107   2,983,916
    Microsoft Corp......................................... 201,479  21,519,972
*   MicroStrategy, Inc., Class A...........................   1,129     142,220
*   Mimecast, Ltd..........................................   1,199      41,797
#*  MINDBODY, Inc., Class A................................   2,178      69,348
    MKS Instruments, Inc...................................   8,036     592,173
*   MoneyGram International, Inc...........................   6,035      25,588
#   Monolithic Power Systems, Inc..........................   2,213     261,400
    Monotype Imaging Holdings, Inc.........................   3,918      68,683
    Motorola Solutions, Inc................................   4,388     537,793
    MTS Systems Corp.......................................   2,499     118,328
*   Nanometrics, Inc.......................................   3,351     107,433
*   Napco Security Technologies, Inc.......................     990      13,929
    National Instruments Corp..............................  10,595     518,837
#*  NCR Corp...............................................  17,553     471,298
#*  NeoPhotonics Corp......................................   3,479      27,832
    NetApp, Inc............................................  19,340   1,517,997
*   NETGEAR, Inc...........................................   4,378     242,891
#*  NetScout Systems, Inc..................................  14,203     358,768
#*  New Relic, Inc.........................................     959      85,591
    NIC, Inc...............................................   9,323     124,089
*   Novanta, Inc...........................................   5,033     292,971
#*  Nuance Communications, Inc.............................  28,908     502,710
*   Nutanix, Inc., Class A.................................     974      40,431
    NVE Corp...............................................     473      40,063
    NVIDIA Corp............................................  15,811   3,333,433
*   Oclaro, Inc............................................   9,370      77,021
#*  Okta, Inc..............................................   1,408      82,171
*   ON Semiconductor Corp..................................  53,397     907,749
#*  OneSpan, Inc...........................................   4,122      60,490
    Oracle Corp............................................  97,250   4,749,690
#*  OSI Systems, Inc.......................................   2,831     195,792
*   Palo Alto Networks, Inc................................     658     120,440
*   PAR Technology Corp....................................     700      12,390
#   Park Electrochemical Corp..............................   2,637      46,569
    Paychex, Inc...........................................  21,176   1,386,816
#*  Paycom Software, Inc...................................   5,675     710,510
*   Paylocity Holding Corp.................................   2,556     168,159
*   PayPal Holdings, Inc...................................  12,986   1,093,291
    PC Connection, Inc.....................................   4,626     153,306
*   PCM, Inc...............................................   1,200      22,644
    PC-Tel, Inc............................................     700       3,094
#*  PDF Solutions, Inc.....................................   3,755      30,040
#   Pegasystems, Inc.......................................   2,697     144,343
#*  Perceptron, Inc........................................     800       6,360
*   Perficient, Inc........................................   5,213     130,429
    Perspecta, Inc.........................................  21,039     515,245
*   PFSweb, Inc............................................   1,937      13,733
*   Photronics, Inc........................................   9,051      88,157
    Plantronics, Inc.......................................   4,745     279,813
*   Plexus Corp............................................   4,386     256,142
    Power Integrations, Inc................................   2,889     162,708
    Presidio, Inc..........................................   6,883      92,232
*   PRGX Global, Inc.......................................   2,000      17,160

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 INFORMATION TECHNOLOGY -- (Continued)
     Progress Software Corp.................................  8,011 $  257,474
 #*  Proofpoint, Inc........................................    880     80,036
 *   PTC, Inc...............................................  1,327    109,358
 *   Pure Storage, Inc., Class A............................  6,614    133,471
     QAD, Inc., Class A.....................................  1,197     50,789
     QAD, Inc., Class B.....................................    160      4,998
 *   Qorvo, Inc.............................................  7,165    526,699
 #   QUALCOMM, Inc.......................................... 17,343  1,090,701
 *   Qualys, Inc............................................  3,354    238,939
 *   Quantenna Communications, Inc..........................  1,866     33,513
 *   Rambus, Inc............................................ 17,769    154,768
 #*  RealNetworks, Inc......................................  4,961     10,468
 #*  RealPage, Inc..........................................  4,768    252,704
 *   Red Hat, Inc...........................................  4,806    824,902
 *   Ribbon Communications, Inc............................. 13,426     91,297
     Richardson Electronics, Ltd............................    900      6,876
 *   RingCentral, Inc., Class A.............................    851     66,148
 #*  Rogers Corp............................................  2,389    293,990
 *   Rubicon Project, Inc. (The)............................  4,400     15,004
 *   Rudolph Technologies, Inc..............................  5,748    119,501
     Sabre Corp............................................. 33,317    821,264
 *   salesforce.com, Inc....................................  4,727    648,733
 *   Sanmina Corp........................................... 10,951    277,060
     Sapiens International Corp. NV.........................  2,269     25,799
 *   ScanSource, Inc........................................  4,044    157,231
     Science Applications International Corp................  7,225    502,210
 #   Seagate Technology P.L.C............................... 17,425    701,008
 *   Semtech Corp...........................................  9,054    406,887
 #*  ServiceNow, Inc........................................    712    128,900
 #*  ServiceSource International, Inc.......................  4,300      5,719
 *   Silicon Laboratories, Inc..............................  3,023    246,465
     Skyworks Solutions, Inc................................ 20,277  1,759,232
 #*  SMART Global Holdings, Inc.............................    754     21,120
 #*  SolarEdge Technologies, Inc............................  8,198    317,509
 *   Splunk, Inc............................................  1,083    108,127
 *   SPS Commerce Inc.......................................  1,207    112,360
 #*  Square, Inc., Class A..................................  2,000    146,900
     SS&C Technologies Holdings, Inc........................ 11,971    612,436
 #*  StarTek, Inc...........................................  2,316     13,224
 #*  Stratasys, Ltd.........................................  9,417    179,488
 *   Super Micro Computer, Inc..............................  7,085     92,813
 *   Sykes Enterprises, Inc.................................  6,685    205,029
     Symantec Corp.......................................... 12,414    225,314
 #*  Synaptics, Inc.........................................  5,315    199,525
 #*  Synchronoss Technologies, Inc..........................  4,424     26,190
     SYNNEX Corp............................................  8,042    624,140
 *   Synopsys, Inc..........................................  6,699    599,761
 *   Tableau Software, Inc., Class A........................  2,113    225,415
     TE Connectivity, Ltd................................... 18,611  1,403,642
 *   Tech Data Corp.........................................  6,591    465,720
 #*  Telaria, Inc...........................................  5,147     15,081
 *   Telenav, Inc...........................................  4,400     18,744
 *   Teradata Corp.......................................... 14,195    516,698
 #   Teradyne, Inc.......................................... 16,856    580,689
     TESSCO Technologies, Inc...............................    672      8,121
     Texas Instruments, Inc................................. 32,576  3,024,030
     TiVo Corp.............................................. 14,680    161,480
     Total System Services, Inc............................. 12,321  1,123,059
 #*  Trade Desk, Inc. (The), Class A........................  2,206    272,551

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------ ------------
INFORMATION TECHNOLOGY -- (Continued)
    TransAct Technologies, Inc.............................    400 $      5,880
    Travelport Worldwide, Ltd.............................. 17,639      263,879
*   Trimble, Inc........................................... 11,149      416,750
    TTEC Holdings, Inc.....................................  7,261      180,944
#*  TTM Technologies, Inc.................................. 16,342      191,201
#*  Twilio, Inc., Class A..................................  1,463      110,047
*   Tyler Technologies, Inc................................  1,346      284,894
#   Ubiquiti Networks, Inc.................................  6,407      596,428
#*  Ultimate Software Group, Inc. (The)....................    601      160,245
#*  Ultra Clean Holdings, Inc..............................  5,638       59,312
#*  Unisys Corp............................................  3,288       60,532
#   Universal Display Corp.................................  2,372      291,780
*   Upland Software, Inc...................................    318       10,030
*   Veeco Instruments, Inc.................................  7,204       68,510
*   Verint Systems, Inc....................................  6,720      306,902
*   VeriSign, Inc..........................................  3,122      445,010
    Versum Materials, Inc.................................. 15,323      483,594
#*  ViaSat, Inc............................................  5,177      330,086
*   Viavi Solutions, Inc................................... 25,866      298,235
*   Virtusa Corp...........................................  4,283      212,394
#   Visa, Inc., Class A.................................... 49,398    6,809,514
#   Vishay Intertechnology, Inc............................ 22,767      416,636
*   Vishay Precision Group, Inc............................    793       25,733
*   VMware, Inc., Class A..................................    640       90,490
    Wayside Technology Group, Inc..........................    200        2,546
    Western Digital Corp................................... 17,000      732,190
#   Western Union Co. (The)................................ 32,637      588,771
*   WEX, Inc...............................................  5,062      890,710
#*  Workday, Inc., Class A.................................    350       46,557
*   Worldpay, Inc., Class A................................  6,573      603,664
    Xilinx, Inc............................................ 11,173      953,839
    Xperi Corp.............................................  6,862       89,206
*   Zebra Technologies Corp., Class A......................  6,818    1,133,833
*   Zendesk, Inc...........................................  1,331       73,165
*   Zix Corp...............................................  5,219       35,176
                                                                   ------------
TOTAL INFORMATION TECHNOLOGY...............................         229,657,838
                                                                   ------------
MATERIALS -- (4.6%)
>>  A Schulman, Inc........................................  3,965        7,573
*   AdvanSix, Inc..........................................  5,953      165,136
*   AgroFresh Solutions, Inc...............................  3,300       18,843
    Air Products & Chemicals, Inc..........................  9,368    1,445,951
#*  AK Steel Holding Corp.................................. 49,152      181,862
#   Albemarle Corp.........................................  7,772      771,138
*   Alcoa Corp............................................. 22,972      803,790
#*  Allegheny Technologies, Inc............................ 17,226      445,981
    American Vanguard Corp.................................  4,707       75,783
#*  Ampco-Pittsburgh Corp..................................  1,853        6,875
    AptarGroup, Inc........................................  9,367      955,059
    Ashland Global Holdings, Inc...........................  6,960      514,901
    Avery Dennison Corp.................................... 10,043      911,101
*   Axalta Coating Systems, Ltd............................ 31,709      782,578
    Balchem Corp...........................................  3,188      298,556
#   Ball Corp.............................................. 26,820    1,201,536
    Bemis Co., Inc......................................... 14,525      664,809
*   Berry Global Group, Inc................................  9,580      417,880
    Boise Cascade Co.......................................  6,896      212,328
    Cabot Corp.............................................  9,367      455,986
#   Carpenter Technology Corp..............................  7,792      339,809

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares    Value+
                                                             ------- ----------
 MATERIALS -- (Continued)
     Celanese Corp..........................................  14,217 $1,378,196
 #*  Century Aluminum Co....................................  13,837    109,866
 #   CF Industries Holdings, Inc............................  17,643    847,393
     Chase Corp.............................................   1,440    155,290
     Chemours Co. (The).....................................  15,663    517,036
 *   Clearwater Paper Corp..................................   3,333     80,459
 #*  Cleveland-Cliffs, Inc..................................  37,112    399,325
 *   Coeur Mining, Inc......................................  30,065    143,711
     Commercial Metals Co...................................  22,981    438,018
 #   Compass Minerals International, Inc....................   5,651    274,130
     Core Molding Technologies, Inc.........................   1,483     10,099
 #*  Crown Holdings, Inc....................................  16,753    708,484
     Domtar Corp............................................  11,860    549,237
     DowDuPont, Inc.........................................  68,978  3,719,294
     Eagle Materials, Inc...................................   5,490    405,382
     Eastman Chemical Co....................................  12,683    993,713
     Ecolab, Inc............................................   7,859  1,203,606
 *   Ferro Corp.............................................  14,950    253,253
     Ferroglobe P.L.C.......................................  28,473    173,401
 #*  Flotek Industries, Inc.................................   9,677     17,515
     FMC Corp...............................................   9,678    755,658
     Freeport-McMoRan, Inc.................................. 135,958  1,583,911
     Friedman Industries, Inc...............................     400      3,520
     FutureFuel Corp........................................   5,733     94,021
 #*  GCP Applied Technologies, Inc..........................  11,632    302,083
     Gold Resource Corp.....................................   7,506     32,501
 #   Graphic Packaging Holding Co...........................  55,823    614,611
     Greif, Inc., Class A...................................   5,069    239,764
     Greif, Inc., Class B...................................   1,804     92,653
     Hawkins, Inc...........................................   1,749     58,871
     Haynes International, Inc..............................   2,316     67,071
 #   HB Fuller Co...........................................   7,056    313,710
 #   Hecla Mining Co........................................  75,093    180,223
     Huntsman Corp..........................................  41,173    900,865
 *   Ingevity Corp..........................................   5,270    479,992
     Innophos Holdings, Inc.................................   2,975     87,167
     Innospec, Inc..........................................   3,417    228,666
 #   International Flavors & Fragrances, Inc................   3,935    569,237
     International Paper Co.................................  35,669  1,617,946
 *   Intrepid Potash, Inc...................................  24,709     97,601
     Kaiser Aluminum Corp...................................   1,125    107,291
     KapStone Paper and Packaging Corp......................  18,118    634,130
     KMG Chemicals, Inc.....................................   2,571    192,876
 *   Koppers Holdings, Inc..................................   2,199     58,823
 *   Kraton Corp............................................   6,735    185,482
     Kronos Worldwide, Inc..................................  11,641    163,323
 #   Linde P.L.C............................................   4,738    783,997
     Louisiana-Pacific Corp.................................  25,940    564,714
 #*  LSB Industries, Inc....................................   2,432     18,483
     LyondellBasell Industries NV, Class A..................  19,307  1,723,536
 #   Martin Marietta Materials, Inc.........................   3,374    577,899
     Materion Corp..........................................   3,299    187,482
     Mercer International, Inc..............................   9,632    146,503
     Mosaic Co. (The).......................................  26,095    807,379
     Myers Industries, Inc..................................   8,723    138,347
     Neenah, Inc............................................   3,401    273,644
     Newmont Mining Corp....................................  34,584  1,069,337
     Nucor Corp.............................................  23,768  1,405,164
     Olympic Steel, Inc.....................................   1,248     23,537

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ -----------
 MATERIALS -- (Continued)
 *   OMNOVA Solutions, Inc..................................  6,502 $    48,050
 *   Owens-Illinois, Inc.................................... 27,201     426,240
     Packaging Corp. of America............................. 11,336   1,040,758
 #   PH Glatfelter Co.......................................  8,364     149,716
 #*  Platform Specialty Products Corp....................... 50,894     550,673
     PolyOne Corp........................................... 12,539     405,135
 #   PPG Industries, Inc.................................... 25,765   2,707,644
 #   Quaker Chemical Corp...................................  1,334     239,987
 #   Rayonier Advanced Materials, Inc.......................  9,093     112,571
     Reliance Steel & Aluminum Co...........................  9,280     732,378
 *   Resolute Forest Products, Inc.......................... 12,875     145,101
     Royal Gold, Inc........................................  6,438     493,344
 #   RPM International, Inc................................. 18,956   1,159,538
 *   Ryerson Holding Corp...................................  2,729      25,052
     Schnitzer Steel Industries, Inc., Class A..............  3,400      91,460
 #   Scotts Miracle-Gro Co. (The)...........................  8,938     596,522
 #   Sealed Air Corp........................................ 10,509     340,071
 #   Sensient Technologies Corp.............................  7,028     455,836
     Sherwin-Williams Co. (The).............................  3,034   1,193,788
     Silgan Holdings, Inc................................... 18,127     435,592
     Sonoco Products Co..................................... 17,799     971,469
     Southern Copper Corp...................................  2,905     111,378
     Steel Dynamics, Inc.................................... 25,807   1,021,957
     Stepan Co..............................................  3,841     317,228
 #*  Summit Materials, Inc., Class A........................ 15,988     215,838
 *   SunCoke Energy, Inc.................................... 13,379     149,845
     Synalloy Corp..........................................    498       9,208
 #*  TimkenSteel Corp.......................................  6,176      71,827
 *   Trecora Resources......................................  2,437      26,320
     Tredegar Corp..........................................  4,800      89,280
     Trinseo SA.............................................  7,041     379,369
 #   Tronox, Ltd., Class A.................................. 12,211     139,816
 *   UFP Technologies, Inc..................................  1,356      46,809
     United States Lime & Minerals, Inc.....................    600      45,006
 #   United States Steel Corp............................... 25,523     677,125
 *   Universal Stainless & Alloy Products, Inc..............    900      17,676
 #*  US Concrete, Inc.......................................  2,301      75,105
 #   Valvoline, Inc......................................... 22,886     455,889
 *   Verso Corp., Class A...................................  4,803     135,012
 #   Vulcan Materials Co....................................  7,484     756,932
 #   Warrior Met Coal, Inc..................................  9,650     270,200
     Westlake Chemical Corp.................................  5,247     374,111
     WestRock Co............................................ 16,679     716,697
     Worthington Industries, Inc............................ 10,315     431,992
 #   WR Grace & Co..........................................  6,786     439,665
                                                                    -----------
 TOTAL MATERIALS............................................         59,732,111
                                                                    -----------
 REAL ESTATE -- (0.3%)
     Alexander & Baldwin, Inc............................... 11,172     218,301
 #*  Altisource Asset Management Corp.......................     75       3,675
 *   Altisource Portfolio Solutions SA......................  1,456      36,735
 *   CBRE Group, Inc., Class A.............................. 30,348   1,222,721
 #   Consolidated-Tomoka Land Co............................    400      23,168
     CorePoint Lodging, Inc.................................  6,125     100,266
 #*  Five Point Holdings LLC, Class A.......................  3,432      26,083
 #*  Forestar Group, Inc....................................    569      10,242
 *   FRP Holdings, Inc......................................  1,450      70,281
     Griffin Industrial Realty, Inc.........................    375      13,170
     HFF, Inc., Class A.....................................  8,045     295,654

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             Shares   Value+
                                                             ------ ----------
 REAL ESTATE -- (Continued)
 #*  Howard Hughes Corp. (The)..............................  4,486 $  500,279
     Jones Lang LaSalle, Inc................................  3,942    521,369
 #   Kennedy-Wilson Holdings, Inc........................... 20,514    389,356
 *   Marcus & Millichap, Inc................................  7,113    246,963
 *   Rafael Holdings, Inc., Class B.........................  1,879     15,295
     RE/MAX Holdings, Inc., Class A.........................  2,161     80,800
 #   Realogy Holdings Corp.................................. 21,100    402,377
     RMR Group, Inc. (The), Class A.........................  2,582    195,922
 #*  St Joe Co. (The).......................................  9,888    150,199
 #*  Stratus Properties, Inc................................    889     25,648
 #*  Tejon Ranch Co.........................................  3,235     61,465
                                                                    ----------
 TOTAL REAL ESTATE..........................................         4,609,969
                                                                    ----------
 UTILITIES -- (2.0%)
     AES Corp............................................... 41,200    600,696
     ALLETE, Inc............................................  5,156    381,544
     Alliant Energy Corp....................................  6,043    259,728
     Ameren Corp............................................  6,748    435,786
     American Electric Power Co., Inc.......................  6,865    503,616
     American States Water Co...............................  5,259    321,956
     American Water Works Co., Inc..........................  4,359    385,902
 #   Aqua America, Inc...................................... 12,776    415,603
 *   AquaVenture Holdings, Ltd..............................  1,722     28,843
     Artesian Resources Corp., Class A......................    900     32,931
 #*  Atlantic Power Corp.................................... 16,242     35,732
 #   Atlantica Yield PLC.................................... 12,354    242,262
     Atmos Energy Corp......................................  3,101    288,641
     Avangrid, Inc..........................................  2,475    116,350
 #   Avista Corp............................................  5,597    287,798
 #   Black Hills Corp.......................................  6,504    386,988
 #   California Water Service Group.........................  7,092    297,864
     CenterPoint Energy, Inc................................ 13,373    361,205
     Chesapeake Utilities Corp..............................  2,277    180,908
 #   Clearway Energy, Inc., Class A.........................  4,404     85,526
     Clearway Energy, Inc., Class A......................... 10,435    204,630
 #   CMS Energy Corp........................................  7,872    389,821
     Connecticut Water Service, Inc.........................  1,346     93,035
     Consolidated Edison, Inc...............................  6,753    513,228
     Consolidated Water Co., Ltd............................    959     11,796
 #   Dominion Energy, Inc...................................  8,723    622,997
 #   DTE Energy Co..........................................  4,578    514,567
     Duke Energy Corp.......................................  9,035    746,562
     Edison International...................................  5,379    373,249
     El Paso Electric Co....................................  5,101    291,012
     Entergy Corp...........................................  4,564    383,148
     Evergy, Inc............................................  8,651    484,369
 #   Eversource Energy......................................  8,021    507,408
     Exelon Corp............................................ 12,696    556,212
 #   FirstEnergy Corp....................................... 11,221    418,319
     Genie Energy, Ltd., Class B............................  1,601      8,485
     Hawaiian Electric Industries, Inc...................... 10,656    397,469
     IDACORP, Inc...........................................  3,564    332,379
     MDU Resources Group, Inc............................... 21,025    524,784
     MGE Energy, Inc........................................  3,981    248,733
     Middlesex Water Co.....................................  2,438    109,710
 #   National Fuel Gas Co...................................  5,754    312,385
     New Jersey Resources Corp.............................. 10,994    495,829
     NextEra Energy, Inc....................................  6,170  1,064,325
     NiSource, Inc.......................................... 22,097    560,380

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                Shares       Value+
                                                              ---------- --------------
UTILITIES -- (Continued)
      Northwest Natural Holding Co...........................      3,289 $      213,094
      NorthWestern Corp......................................      5,251        308,549
      NRG Energy, Inc........................................     12,301        445,173
      OGE Energy Corp........................................     12,832        463,877
      ONE Gas, Inc...........................................      5,094        401,967
#     Ormat Technologies, Inc................................      6,540        334,652
      Otter Tail Corp........................................      4,795        216,111
#     Pattern Energy Group, Inc., Class A....................     13,751        246,418
      PG&E Corp..............................................      8,497        397,745
      Pinnacle West Capital Corp.............................      7,227        594,421
      PNM Resources, Inc.....................................      9,382        360,363
      Portland General Electric Co...........................      9,101        410,273
#     PPL Corp...............................................     18,647        566,869
      Public Service Enterprise Group, Inc...................     10,968        586,020
      RGC Resources, Inc.....................................        150          4,257
      SCANA Corp.............................................      2,829        113,301
#     Sempra Energy..........................................      3,014        331,902
      SJW Corp...............................................      2,448        148,667
#     South Jersey Industries, Inc...........................     11,335        334,836
      Southern Co. (The).....................................     11,804        531,534
      Southwest Gas Holdings, Inc............................      5,664        437,657
#     Spark Energy, Inc., Class A............................      1,000          7,460
      Spire, Inc.............................................      4,692        340,545
      UGI Corp...............................................      7,779        412,754
      Unitil Corp............................................      1,532         72,785
      Vectren Corp...........................................      5,126        366,663
*     Vistra Energy Corp.....................................     35,926        813,005
      WEC Energy Group, Inc..................................      8,319        569,020
      Xcel Energy, Inc.......................................     11,180        547,932
      York Water Co. (The)...................................      1,162         36,185
                                                                         --------------
TOTAL UTILITIES..............................................                26,428,746
                                                                         --------------
TOTAL COMMON STOCKS..........................................             1,199,130,328
                                                                         --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>   Media General, Inc. Contingent Value Rights............     13,638          1,364
                                                                         --------------
INFORMATION TECHNOLOGY -- (0.0%)
*     SMTC Corp. Rights......................................      1,466          4,618
                                                                         --------------
TOTAL RIGHTS/WARRANTS........................................                     5,982
                                                                         --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................      1,025         25,072
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             1,199,161,382
                                                                         --------------

                                                                             Value
                                                                         --------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 10,183,027     10,183,027
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (7.4%)
@(S)  DFA Short Term Investment Fund.........................  8,350,296     96,612,919
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,017,631,962)....................................              $1,305,957,328
                                                                         ==============

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                       Investments in Securities (Market Value)
                                                                  --------------------------------------------------
                                                                     Level 1       Level 2   Level 3      Total
                                                                  -------------- ----------- -------- --------------
Common Stocks
   Communication Services........................................ $  107,979,408          --       -- $  107,979,408
   Consumer Discretionary........................................    155,618,647          --       --    155,618,647
   Consumer Staples..............................................     59,857,081          --       --     59,857,081
   Energy........................................................     86,547,823          --       --     86,547,823
   Financials....................................................    224,207,153 $     1,783       --    224,208,936
   Healthcare....................................................     81,396,529          --       --     81,396,529
   Industrials...................................................    163,093,240          --       --    163,093,240
   Information Technology........................................    229,657,838          --       --    229,657,838
   Materials.....................................................     59,724,538       7,573       --     59,732,111
   Real Estate...................................................      4,609,969          --       --      4,609,969
   Utilities.....................................................     26,428,746          --       --     26,428,746
Preferred Stocks
   Consumer Discretionary........................................         25,072          --       --         25,072
Rights/Warrants
   Consumer Discretionary........................................             --       1,364       --          1,364
   Information Technology........................................          4,618          --       --          4,618
Temporary Cash Investments.......................................     10,183,027          --       --     10,183,027
Securities Lending Collateral....................................             --  96,612,919       --     96,612,919
                                                                  -------------- ----------- -------- --------------
TOTAL............................................................ $1,209,333,689 $96,623,639       -- $1,305,957,328
                                                                  ============== =========== ======== ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (93.9%)
COMMUNICATION SERVICES -- (9.3%)
    A.H. Belo Corp., Class A...............................     200 $       914
    Activision Blizzard, Inc...............................  31,972   2,207,667
*   Alphabet, Inc., Class A................................  11,206  12,221,039
*   Alphabet, Inc., Class C................................  11,823  12,730,652
    Altice USA, Inc., Class A..............................  52,854     862,049
#   AMC Entertainment Holdings, Inc., Class A..............   7,693     148,167
#*  AMC Networks, Inc., Class A............................   8,450     495,001
*   ANGI Homeservices, Inc., Class A.......................   3,027      57,937
    AT&T, Inc.............................................. 327,546  10,049,111
    ATN International, Inc.................................   3,315     280,084
#*  AutoWeb, Inc...........................................     864       2,022
*   Ballantyne Strong, Inc.................................   1,448       5,850
    Beasley Broadcast Group, Inc., Class A.................   1,101       7,344
*   Boingo Wireless, Inc...................................  11,146     349,204
    Cable One, Inc.........................................   1,315   1,177,898
*   Cars.com, Inc..........................................  13,989     365,253
    CBS Corp., Class A.....................................     482      27,754
    CBS Corp., Class B.....................................  37,559   2,154,009
#*  Central European Media Enterprises, Ltd., Class A......  13,095      44,261
    CenturyLink, Inc.......................................  14,620     301,757
*   Charter Communications, Inc., Class A..................  14,794   4,739,554
#*  Cincinnati Bell, Inc...................................   6,277      89,071
#   Cinemark Holdings, Inc.................................  23,277     967,625
    Clear Channel Outdoor Holdings, Inc., Class A..........   6,385      37,161
#   Cogent Communications Holdings, Inc....................   9,278     482,270
    Comcast Corp., Class A................................. 371,985  14,187,508
#*  comScore, Inc..........................................   4,024      64,183
#   Consolidated Communications Holdings, Inc..............  14,002     175,305
#*  Daily Journal Corp.....................................     490     116,150
*   DHI Group, Inc.........................................   2,357       3,936
#*  Discovery, Inc., Class A...............................  30,230     979,150
*   Discovery, Inc., Class C...............................  57,607   1,688,461
*   DISH Network Corp., Class A............................  29,205     897,762
*   Electronic Arts, Inc...................................  15,743   1,432,298
    Emerald Expositions Events, Inc........................   2,613      38,202
#   Entercom Communications Corp., Class A.................  12,757      82,793
    Entravision Communications Corp., Class A..............  13,516      66,769
#   EW Scripps Co. (The), Class A..........................  13,731     230,955
*   Facebook, Inc., Class A................................ 107,308  16,288,281
    Frontier Communications Corp...........................   5,677      27,306
#   Gannett Co., Inc.......................................  19,028     184,572
#*  Global Eagle Entertainment, Inc........................   2,295       5,967
*   Gray Television, Inc...................................  19,795     342,651
*   Hemisphere Media Group, Inc............................   1,000      13,470
*   IAC/InterActiveCorp....................................   3,796     746,256
    IDT Corp., Class B.....................................   3,461      24,365
*   IMAX Corp..............................................   7,797     150,950
*   Intelsat SA............................................  17,627     459,360
    Interpublic Group of Cos., Inc. (The).................. 115,681   2,679,172
*   Iridium Communications, Inc............................  18,004     356,659
    John Wiley & Sons, Inc., Class A.......................   9,893     536,596
#   John Wiley & Sons, Inc., Class B.......................     200      10,798
#*  Liberty Broadband Corp., Class A.......................   3,089     255,738
*   Liberty Broadband Corp., Class C.......................  12,554   1,041,103
#*  Liberty Latin America, Ltd., Class A...................   2,850      51,243
*   Liberty Latin America, Ltd., Class C...................   9,216     165,980

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
COMMUNICATION SERVICES -- (Continued)
#*  Liberty Media Corp.-Liberty Braves, Class A............     527 $    13,597
#*  Liberty Media Corp.-Liberty Braves, Class C............   1,166      30,199
#*  Liberty Media Corp.-Liberty Formula One, Class A.......   1,318      41,767
#*  Liberty Media Corp.-Liberty Formula One, Class C.......   2,915      96,428
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........   5,275     217,541
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........  11,661     481,249
*   Liberty TripAdvisor Holdings, Inc., Class A............  16,746     241,477
#   Lions Gate Entertainment Corp., Class A................  12,048     230,840
    Lions Gate Entertainment Corp., Class B................  15,238     271,084
#*  Live Nation Entertainment, Inc.........................  22,405   1,171,781
*   Madison Square Garden Co. (The), Class A...............   2,434     673,293
    Marchex, Inc., Class B.................................   2,015       5,561
#*  Match Group, Inc.......................................   7,675     396,951
#*  Meet Group, Inc. (The).................................   3,482      15,356
#   Meredith Corp..........................................   6,054     312,144
#*  MSG Networks, Inc., Class A............................  11,212     286,467
    National CineMedia, Inc................................  21,103     188,872
*   Netflix, Inc...........................................  17,398   5,250,368
    New Media Investment Group, Inc........................   8,746     122,881
#   New York Times Co. (The), Class A......................  25,000     660,000
    News Corp., Class A....................................  33,879     446,864
    News Corp., Class B....................................  15,270     203,702
#   Nexstar Media Group, Inc., Class A.....................  14,335   1,073,548
#   Omnicom Group, Inc.....................................  32,978   2,450,925
#*  ORBCOMM, Inc...........................................   7,866      74,963
#*  pdvWireless, Inc.......................................   1,027      41,594
*   QuinStreet, Inc........................................   3,300      52,470
*   Reading International, Inc., Class A...................   1,600      23,232
*   Rosetta Stone, Inc.....................................   3,020      62,786
    Saga Communications, Inc., Class A.....................     369      12,930
    Salem Media Group, Inc.................................   1,000       2,950
    Scholastic Corp........................................   5,718     248,047
    Shenandoah Telecommunications Co.......................  13,321     506,464
    Sinclair Broadcast Group, Inc., Class A................  21,966     629,106
#   Sirius XM Holdings, Inc................................ 191,531   1,153,017
#*  Snap, Inc., Class A....................................  16,407     108,450
    Spok Holdings, Inc.....................................   3,028      42,453
#*  Sprint Corp............................................  80,731     494,074
*   Take-Two Interactive Software, Inc.....................   7,300     940,751
#*  TechTarget, Inc........................................   6,809     138,359
    TEGNA, Inc.............................................  54,198     625,445
    Telephone & Data Systems, Inc..........................  17,146     528,611
*   T-Mobile US, Inc.......................................  22,482   1,541,141
    Townsquare Media, Inc., Class A........................   1,134       7,825
*   Travelzoo..............................................     800       6,136
    Tribune Media Co., Class A.............................   5,261     199,971
*   Tribune Publishing Co..................................  12,777     192,805
#*  TripAdvisor, Inc.......................................   9,368     488,448
#*  TrueCar Inc............................................  15,836     180,214
    Twenty-First Century Fox, Inc., Class A................ 101,283   4,610,402
    Twenty-First Century Fox, Inc., Class B................  44,833   2,025,555
*   Twitter, Inc...........................................  33,677   1,170,276
*   United States Cellular Corp............................   6,027     287,910
    Verizon Communications, Inc............................ 336,629  19,218,150
#   Viacom, Inc., Class A..................................   2,977     105,296
    Viacom, Inc., Class B..................................  95,848   3,065,219
#*  Vonage Holdings Corp...................................  37,967     503,442
    Walt Disney Co. (The).................................. 107,801  12,378,789
    World Wrestling Entertainment, Inc., Class A...........   4,631     336,164

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
COMMUNICATION SERVICES -- (Continued)
*   XO Group, Inc..........................................   1,650 $     57,106
#*  Yelp, Inc..............................................  11,950      511,699
*   Zayo Group Holdings, Inc...............................  49,066    1,466,092
*   Zedge, Inc., Class B...................................     894        1,734
#*  Zillow Group, Inc., Class A............................   4,548      183,603
#*  Zillow Group, Inc., Class C............................  11,016      443,504
*   Zynga, Inc., Class A................................... 173,794      632,610
                                                                    ------------
TOTAL COMMUNICATION SERVICES...............................          163,290,281
                                                                    ------------
CONSUMER DISCRETIONARY -- (12.8%)
*   1-800-Flowers.com, Inc., Class A.......................   4,534       47,380
    Aaron's, Inc...........................................  11,255      530,448
    Abercrombie & Fitch Co., Class A.......................  14,943      294,377
#   Acushnet Holdings Corp.................................  12,965      316,735
#   Adient P.L.C...........................................   6,701      203,844
    Advance Auto Parts, Inc................................   7,363    1,176,313
*   Amazon.com, Inc........................................  31,924   51,014,871
#*  American Axle & Manufacturing Holdings, Inc............  10,524      159,649
    American Eagle Outfitters, Inc.........................  39,731      916,197
*   America's Car-Mart, Inc................................     715       53,553
    Aptiv P.L.C............................................  22,246    1,708,493
#   Aramark................................................  22,696      815,240
    Ark Restaurants Corp...................................     500       11,730
*   Asbury Automotive Group, Inc...........................   5,471      356,162
#*  Ascena Retail Group, Inc...............................  27,928      107,523
#*  Ascent Capital Group, Inc., Class A....................     595          571
#*  At Home Group, Inc.....................................  10,212      279,196
#   Autoliv, Inc...........................................   8,838      736,559
#*  AutoNation, Inc........................................  17,623      713,379
*   AutoZone, Inc..........................................   1,691    1,240,298
*   Barnes & Noble Education, Inc..........................   6,482       37,012
#   Barnes & Noble, Inc....................................  12,778       80,885
    Bassett Furniture Industries, Inc......................   1,000       19,750
*   Beazer Homes USA, Inc..................................   6,286       55,380
#   Bed Bath & Beyond, Inc.................................  22,182      304,781
    Best Buy Co., Inc......................................  30,028    2,106,764
#   Big 5 Sporting Goods Corp..............................   2,727        9,572
#   Big Lots, Inc..........................................   4,463      185,304
*   Biglari Holdings, Inc., Class A........................      11        8,250
*   Biglari Holdings, Inc., Class B........................     112       15,960
#   BJ's Restaurants, Inc..................................   3,275      200,364
    Bloomin' Brands, Inc...................................  11,210      223,639
*   Bojangles', Inc........................................   4,011       63,414
*   Booking Holdings, Inc..................................   2,785    5,220,705
*   Boot Barn Holdings, Inc................................   4,889      120,661
    BorgWarner, Inc........................................  25,987    1,024,148
*   Bright Horizons Family Solutions, Inc..................   4,895      562,484
#   Brinker International, Inc.............................   4,620      200,277
    Brunswick Corp.........................................  15,931      828,253
#   Buckle, Inc. (The).....................................     733       14,953
*   Build-A-Bear Workshop, Inc.............................   1,300       11,128
*   Burlington Stores, Inc.................................   6,506    1,115,714
    Caleres, Inc...........................................   8,038      274,900
#   Callaway Golf Co.......................................  17,312      370,477
*   Cambium Learning Group, Inc............................   3,100       44,578
#*  CarMax, Inc............................................  23,658    1,606,615
*   Carrols Restaurant Group, Inc..........................   4,467       58,786
#   Carter's, Inc..........................................  10,502    1,007,982
#*  Carvana Co.............................................   2,515       97,456

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
     Cato Corp. (The), Class A..............................   5,374 $  103,611
 *   Cavco Industries, Inc..................................   1,678    336,624
 *   Century Casinos, Inc...................................   1,500      9,360
 *   Century Communities, Inc...............................   7,845    166,471
 #   Cheesecake Factory, Inc. (The).........................   4,899    236,818
     Chico's FAS, Inc.......................................  29,010    222,507
 #   Children's Place, Inc. (The)...........................   3,365    502,731
 *   Chipotle Mexican Grill, Inc............................   1,341    617,303
 *   Chuy's Holdings, Inc...................................   1,407     34,289
     Citi Trends, Inc.......................................   2,012     50,964
 #   Collectors Universe, Inc...............................     906     13,046
     Columbia Sportswear Co.................................  10,916    985,496
 *   Conn's, Inc............................................     165      4,584
 *   Cooper-Standard Holdings, Inc..........................   2,124    196,789
 #   Cracker Barrel Old Country Store, Inc..................   3,288    521,740
 *   Crocs, Inc.............................................  10,712    220,024
     CSS Industries, Inc....................................     242      3,180
     Culp, Inc..............................................     882     20,418
     Dana, Inc..............................................  20,677    321,941
 #   Dave & Buster's Entertainment, Inc.....................   5,171    307,933
 *   Deckers Outdoor Corp...................................   6,752    858,652
 *   Del Frisco's Restaurant Group, Inc.....................   1,909     12,886
 *   Del Taco Restaurants, Inc..............................   3,674     40,047
     Delphi Technologies P.L.C..............................   7,009    150,273
 #*  Delta Apparel, Inc.....................................     231      4,405
 *   Denny's Corp...........................................   6,766    117,390
 *   Destination XL Group, Inc..............................   3,519     10,768
 #   Dick's Sporting Goods, Inc.............................  17,702    626,120
 #   Dillard's, Inc., Class A...............................   3,924    276,328
 #   Dine Brands Global, Inc................................   2,045    165,727
     Dollar General Corp....................................  21,042  2,343,658
 *   Dollar Tree, Inc.......................................  30,293  2,553,700
     Domino's Pizza, Inc....................................   2,134    573,598
 #*  Dorman Products, Inc...................................   3,559    281,197
     DR Horton, Inc.........................................  61,064  2,195,861
 *   Drive Shack, Inc.......................................   6,975     37,246
     DSW, Inc., Class A.....................................  12,830    340,636
 #   Dunkin' Brands Group, Inc..............................  20,017  1,452,434
 *   eBay, Inc..............................................  54,256  1,575,052
 *   El Pollo Loco Holdings, Inc............................   1,700     21,267
 #*  Eldorado Resorts, Inc..................................   3,223    117,639
     Escalade, Inc..........................................   1,044     12,215
 #   Ethan Allen Interiors, Inc.............................   6,584    126,018
 #*  Etsy, Inc..............................................   8,753    372,178
     Expedia Group, Inc.....................................  12,427  1,558,719
 #*  Express, Inc...........................................  14,324    126,194
 *   Fiesta Restaurant Group, Inc...........................   2,341     60,421
 *   Five Below, Inc........................................   9,967  1,134,444
     Flexsteel Industries, Inc..............................     561     14,261
 #*  Floor & Decor Holdings, Inc., Class A..................  14,508    371,115
     Foot Locker, Inc.......................................  21,901  1,032,413
     Ford Motor Co.......................................... 252,411  2,410,525
 #*  Fossil Group, Inc......................................  10,851    235,575
 *   Fox Factory Holding Corp...............................   3,872    208,043
 #*  Francesca's Holdings Corp..............................   5,663     17,216
 *   Fred's, Inc., Class A..................................   4,728     12,955
 *   frontdoor, Inc.........................................  11,860    403,833
 *   FTD Cos., Inc..........................................   3,046      6,031
 #   GameStop Corp., Class A................................  18,630    271,998

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Gap, Inc. (The)........................................  71,094 $ 1,940,866
    Garmin, Ltd............................................  17,009   1,125,315
*   Garrett Motion, Inc....................................   3,757      56,994
#*  GCI Liberty, Inc., Class A.............................   9,281     439,270
    General Motors Co......................................  73,357   2,684,133
#*  Genesco, Inc...........................................   5,082     217,459
    Gentex Corp............................................  28,503     599,988
#*  Gentherm, Inc..........................................   4,370     190,707
    Genuine Parts Co.......................................  12,468   1,220,867
*   G-III Apparel Group, Ltd...............................  12,016     478,958
    Graham Holdings Co., Class B...........................     541     314,348
*   Grand Canyon Education, Inc............................   1,839     229,323
*   Green Brick Partners, Inc..............................   1,323      12,436
#   Group 1 Automotive, Inc................................   3,900     225,186
#*  Groupon, Inc........................................... 154,901     506,526
*   GrubHub, Inc...........................................   3,867     358,626
#   Guess?, Inc............................................  13,348     283,512
*   Habit Restaurants, Inc. (The), Class A.................   3,908      49,632
#   Hanesbrands, Inc.......................................  49,690     852,680
#   Harley-Davidson, Inc...................................  35,471   1,355,702
#   Hasbro, Inc............................................  14,739   1,351,714
    Haverty Furniture Cos., Inc............................   2,689      54,533
*   Helen of Troy, Ltd.....................................   2,970     368,636
#*  Hibbett Sports, Inc....................................   6,448     112,647
*   Hilton Grand Vacations, Inc............................   8,524     229,040
    Home Depot, Inc. (The).................................  76,854  13,517,082
    Hooker Furniture Corp..................................   2,589      75,780
#*  Horizon Global Corp....................................   1,167       6,547
#*  Hovnanian Enterprises, Inc., Class A...................  14,200      20,732
    Hyatt Hotels Corp., Class A............................   2,449     169,471
#*  Installed Building Products, Inc.......................   9,746     296,863
#   International Game Technology P.L.C....................  14,669     272,110
#*  iRobot Corp............................................   2,559     225,627
*   J Alexander's Holdings, Inc............................     942       9,938
*   J. Jill, Inc...........................................   3,309      16,710
    Jack in the Box, Inc...................................   2,744     216,584
#*  JC Penney Co., Inc.....................................  25,567      37,583
    Johnson Outdoors, Inc., Class A........................     769      57,913
    KB Home................................................  20,227     403,933
*   Kirkland's, Inc........................................   1,705      17,238
    Kohl's Corp............................................  26,446   2,002,756
#   L Brands, Inc..........................................  15,643     507,146
#*  Lakeland Industries, Inc...............................   1,175      15,440
#*  Lands' End, Inc........................................   1,300      21,203
    Las Vegas Sands Corp...................................  11,303     576,792
    La-Z-Boy, Inc..........................................   9,289     258,234
    LCI Industries.........................................   3,890     269,771
*   Leaf Group, Ltd........................................   1,900      16,625
    Lear Corp..............................................  10,704   1,422,562
    Lennar Corp., Class A..................................  36,380   1,563,612
    Lennar Corp., Class B..................................   2,365      84,596
*   Liberty Expedia Holdings, Inc., Class A................   8,811     382,574
#   Liberty Tax, Inc.......................................   1,115      12,042
    Lifetime Brands, Inc...................................   1,200      12,420
*   Lincoln Educational Services Corp......................   4,082       9,103
*   Liquidity Services, Inc................................   2,301      13,668
#   Lithia Motors, Inc., Class A...........................   4,989     444,420
*   LKQ Corp...............................................  32,116     875,803
    Lowe's Cos., Inc.......................................  53,651   5,108,648

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   Lululemon Athletica, Inc...............................  16,246 $2,286,300
 #*  Lumber Liquidators Holdings, Inc.......................   1,940     23,202
 *   M/I Homes, Inc.........................................   4,720    114,082
     Macy's, Inc............................................  50,071  1,716,935
 *   Malibu Boats, Inc., Class A............................   2,400     96,480
     Marine Products Corp...................................   1,421     28,946
 *   MarineMax, Inc.........................................   7,469    169,994
 #*  Mattel, Inc............................................  23,062    313,182
 *   MCBC Holdings, Inc.....................................   1,741     51,673
     McDonald's Corp........................................  20,825  3,683,942
 #   MDC Holdings, Inc......................................  15,709    441,423
 *   Meritage Homes Corp....................................   7,013    261,234
 #   MGM Resorts International..............................   8,144    217,282
 *   Michael Kors Holdings, Ltd.............................  28,036  1,553,475
 #*  Michaels Cos., Inc. (The)..............................  23,636    374,631
 *   Modine Manufacturing Co................................   3,297     42,894
 #   Monro, Inc.............................................   5,005    372,372
 #*  Motorcar Parts of America, Inc.........................   1,259     26,666
     Movado Group, Inc......................................   2,805    108,021
 *   Murphy USA, Inc........................................   6,296    507,646
     Nathan's Famous, Inc...................................     200     14,978
 *   National Vision Holdings, Inc..........................   7,580    314,039
 *   Nautilus, Inc..........................................   3,718     45,471
 *   New Home Co., Inc. (The)...............................     994      7,087
 #*  New York & Co., Inc....................................   4,752     18,818
 #   Newell Brands, Inc.....................................   7,440    118,147
     NIKE, Inc., Class B.................................... 112,680  8,455,507
 #   Nordstrom, Inc.........................................  31,130  2,047,420
 #   Nutrisystem, Inc.......................................   8,283    294,543
 *   NVR, Inc...............................................     398    891,134
     Office Depot, Inc......................................  69,046    176,758
 *   Ollie's Bargain Outlet Holdings, Inc...................   7,388    686,345
 *   O'Reilly Automotive, Inc...............................   7,408  2,376,116
 #*  Overstock.com, Inc.....................................   3,993     80,339
     Oxford Industries, Inc.................................   2,924    260,178
 #   Papa John's International, Inc.........................   3,147    171,637
 #*  Party City Holdco, Inc.................................   9,088     95,151
     Peak Resorts, Inc......................................   1,900      9,785
 #*  Penn National Gaming, Inc..............................   6,814    165,444
 #   Penske Automotive Group, Inc...........................  12,880    571,614
 #   PetMed Express, Inc....................................   3,207     89,604
 #   Pier 1 Imports, Inc....................................   9,693     15,412
 *   Planet Fitness, Inc., Class A..........................  13,015    638,906
 #   Polaris Industries, Inc................................  12,966  1,153,715
     Pool Corp..............................................   5,268    767,811
 #*  Potbelly Corp..........................................   1,810     21,141
     PulteGroup, Inc........................................  82,781  2,033,929
     PVH Corp...............................................   7,492    904,959
 #*  Quotient Technology Inc................................   8,791    113,140
 *   Qurate Retail, Inc.....................................  50,950  1,117,843
     Ralph Lauren Corp......................................   6,518    844,798
     RCI Hospitality Holdings, Inc..........................     288      7,540
 *   Red Lion Hotels Corp...................................   1,771     19,357
 #*  Red Robin Gourmet Burgers, Inc.........................   1,171     35,364
 *   Rent-A-Center, Inc.....................................   4,988     71,079
 #*  RH.....................................................   3,165    366,222
 #*  Roku, Inc..............................................   2,414    134,218
     Ross Stores, Inc.......................................  25,156  2,490,444
     Ruth's Hospitality Group, Inc..........................   4,263    115,229

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #*  Sally Beauty Holdings, Inc............................. 11,257 $  200,487
 #*  Scientific Games Corp., Class A........................  7,843    174,585
 #*  Sequential Brands Group, Inc...........................  2,082      2,727
     Service Corp. International............................  3,777    156,632
 *   ServiceMaster Global Holdings, Inc..................... 23,721  1,017,156
 #*  Shake Shack, Inc., Class A.............................    928     49,082
 *   Shiloh Industries, Inc.................................  1,200     10,908
 #   Shoe Carnival, Inc.....................................  2,176     88,628
 #*  Shutterfly, Inc........................................  3,565    178,250
     Shutterstock, Inc......................................  3,524    144,061
 #   Signet Jewelers, Ltd................................... 11,955    670,078
     Six Flags Entertainment Corp...........................  6,652    358,277
 *   Skechers U.S.A., Inc., Class A......................... 20,699    591,370
 #   skyline Champion Corp..................................  1,127     26,856
 #*  Sleep Number Corp......................................  5,045    183,487
 #   Sonic Automotive, Inc., Class A........................  1,600     28,992
     Sonic Corp.............................................  3,600    155,808
 #*  Sotheby's..............................................  6,856    287,952
     Speedway Motorsports, Inc..............................  2,775     43,096
 *   Stamps.com, Inc........................................  2,854    576,993
 #   Standard Motor Products, Inc...........................  1,900    102,809
     Starbucks Corp......................................... 50,470  2,940,887
 #*  Stein Mart, Inc........................................  5,735     10,724
     Steven Madden, Ltd..................................... 13,290    415,578
 *   Stoneridge, Inc........................................  2,300     58,443
     Superior Group of Cos, Inc.............................    923     16,051
     Superior Industries International, Inc.................  3,000     29,490
 #   Tailored Brands, Inc...................................  4,047     85,027
 *   Tandy Leather Factory, Inc.............................  1,562     11,246
     Tapestry, Inc.......................................... 40,666  1,720,578
     Target Corp............................................ 28,758  2,405,032
 *   Taylor Morrison Home Corp., Class A.................... 26,938    445,555
 *   Tempur Sealy International, Inc........................  6,815    314,921
     Tenneco, Inc., Class A.................................  4,755    163,715
 #*  Tesla, Inc.............................................  1,721    580,528
     Texas Roadhouse, Inc...................................  7,283    440,330
     Thor Industries, Inc...................................  6,707    467,075
     Tiffany & Co........................................... 18,021  2,005,737
 #   Tile Shop Holdings, Inc................................  5,547     36,056
     Tilly's, Inc., Class A.................................    804     14,263
     TJX Cos., Inc. (The)................................... 41,396  4,548,592
     Toll Brothers, Inc..................................... 27,321    919,625
 *   TopBuild Corp..........................................  3,356    153,101
     Tower International, Inc...............................  4,154    123,332
 *   Town Sports International Holdings, Inc................  3,271     25,121
     Tractor Supply Co......................................  7,303    671,073
 *   Trans World Entertainment Corp.........................  1,000        980
 #*  TRI Pointe Group, Inc.................................. 37,214    442,847
 #*  Tuesday Morning Corp...................................  4,976     15,177
     Tupperware Brands Corp.................................  4,408    154,721
 *   Ulta Salon Cosmetics & Fragrance, Inc..................  5,689  1,561,744
 #*  Under Armour, Inc., Class A............................ 21,072    465,902
 #*  Under Armour, Inc., Class C............................ 32,523    644,931
 *   Unifi, Inc.............................................  2,214     50,678
 #   Unique Fabricating, Inc................................    842      5,978
 #*  Universal Electronics, Inc.............................  1,355     42,371
 *   Universal Technical Institute, Inc.....................  2,800      7,364
 #*  Urban Outfitters, Inc.................................. 19,675    776,375
 *   US Auto Parts Network, Inc.............................  3,173      3,776

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Vail Resorts, Inc......................................   1,287 $    323,449
#*  Veoneer, Inc...........................................   8,838      296,780
#*  Vera Bradley, Inc......................................   4,500       59,355
    VF Corp................................................  18,421    1,526,732
*   Visteon Corp...........................................   7,065      558,418
*   Vitamin Shoppe, Inc....................................   1,139        8,850
*   VOXX International Corp................................   2,400       12,240
#*  Wayfair, Inc., Class A.................................  12,782    1,409,727
#*  Weight Watchers International, Inc.....................   5,193      343,257
    Wendy's Co. (The)......................................  31,852      549,128
    Weyco Group, Inc.......................................   1,334       42,208
#   Whirlpool Corp.........................................   7,600      834,176
*   William Lyon Homes, Class A............................   6,522       88,438
#   Williams-Sonoma, Inc...................................  16,638      987,964
#   Wingstop, Inc..........................................   4,347      272,209
    Winmark Corp...........................................     415       63,781
#   Winnebago Industries, Inc..............................   3,145       86,676
    Wolverine World Wide, Inc..............................  13,457      473,283
    Wyndham Destinations, Inc..............................   5,326      191,097
    Wyndham Hotels & Resorts, Inc..........................   5,326      262,519
    Wynn Resorts, Ltd......................................   9,768      982,661
*   ZAGG, Inc..............................................   2,300       27,853
*   Zoe's Kitchen, Inc.....................................     968       12,313
#*  Zumiez, Inc............................................   3,334       77,549
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          225,203,624
                                                                    ------------
CONSUMER STAPLES -- (5.4%)
    Alico, Inc.............................................     390       12,909
    Andersons, Inc. (The)..................................   6,689      240,804
*   Avon Products, Inc..................................... 103,731      203,313
#   B&G Foods, Inc.........................................   4,822      125,565
#*  Boston Beer Co., Inc. (The), Class A...................   1,794      551,278
    Brown-Forman Corp., Class A............................   5,788      268,390
    Brown-Forman Corp., Class B............................  29,858    1,383,620
#   Calavo Growers, Inc....................................   2,429      235,613
#   Campbell Soup Co.......................................  17,119      640,422
#   Casey's General Stores, Inc............................   7,857      990,846
#*  Central Garden & Pet Co................................   3,683      119,624
*   Central Garden & Pet Co., Class A......................   5,818      172,504
#*  Chefs' Warehouse, Inc. (The)...........................   6,039      203,092
#   Church & Dwight Co., Inc...............................  19,680    1,168,402
    Clorox Co. (The).......................................  11,980    1,778,431
#   Coca-Cola Bottling Co. Consolidated....................   1,553      268,094
    Coca-Cola Co. (The).................................... 104,274    4,992,639
    Colgate-Palmolive Co...................................  41,383    2,464,358
    Conagra Brands, Inc....................................       0           15
    Constellation Brands, Inc., Class A....................   8,837    1,760,595
    Costco Wholesale Corp..................................  39,338    8,993,847
#   Coty, Inc., Class A....................................  73,744      777,999
*   Craft Brew Alliance, Inc...............................   1,900       34,846
#*  Darling Ingredients, Inc...............................  26,781      553,295
#   Dean Foods Co..........................................  10,015       80,020
#*  Edgewell Personal Care Co..............................   9,684      464,638
    Energizer Holdings, Inc................................   7,056      414,681
    Estee Lauder Cos., Inc. (The), Class A.................  19,252    2,645,995
*   Farmer Brothers Co.....................................   3,036       73,198
#   Flowers Foods, Inc.....................................  22,460      433,703
    Fresh Del Monte Produce, Inc...........................   2,100       69,363
    General Mills, Inc.....................................  51,769    2,267,482

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
CONSUMER STAPLES -- (Continued)
#*  Hain Celestial Group, Inc. (The).......................  11,454 $   284,975
#*  Herbalife Nutrition, Ltd...............................  29,231   1,556,843
#*  Hostess Brands, Inc....................................  14,845     154,388
    Ingles Markets, Inc., Class A..........................   3,819     125,798
#   Inter Parfums, Inc.....................................   5,710     336,833
    J&J Snack Foods Corp...................................   1,914     298,890
#   JM Smucker Co. (The)...................................   8,894     963,398
    John B. Sanfilippo & Son, Inc..........................     549      34,620
#   Kellogg Co.............................................  33,581   2,198,884
    Keurig Dr Pepper, Inc..................................  13,729     356,954
    Kraft Heinz Co. (The)..................................  27,562   1,515,083
    Kroger Co. (The)....................................... 156,467   4,656,458
    Lamb Weston Holdings, Inc..............................   9,011     704,300
    Lancaster Colony Corp..................................   3,867     662,726
*   Landec Corp............................................   1,591      21,781
*   Lifeway Foods, Inc.....................................   1,074       3,115
    Limoneira Co...........................................   2,840      70,006
    McCormick & Co., Inc...................................     200      28,680
#   McCormick & Co., Inc. Non-Voting.......................  13,678   1,969,632
    Medifast, Inc..........................................   2,326     492,368
    Molson Coors Brewing Co., Class B......................  15,963   1,021,632
*   Monster Beverage Corp..................................  15,782     834,079
#*  National Beverage Corp.................................   3,397     314,053
*   Natural Alternatives International, Inc................   1,014       9,613
#*  Natural Grocers by Vitamin Cottage, Inc................   2,440      44,213
#   Natural Health Trends Corp.............................     187       4,252
*   Nature's Sunshine Products, Inc........................     500       4,425
    Nu Skin Enterprises, Inc., Class A.....................  11,419     801,842
    Oil-Dri Corp. of America...............................     489      15,125
#*  Orchids Paper Products Co..............................   1,044       1,629
    PepsiCo, Inc...........................................  71,885   8,078,436
*   Performance Food Group Co..............................  20,450     599,594
#*  Post Holdings, Inc.....................................  11,423   1,010,022
    PriceSmart, Inc........................................   3,121     218,938
*   Primo Water Corp.......................................   8,993     149,913
    Procter & Gamble Co. (The)............................. 104,774   9,291,358
#*  Revlon, Inc., Class A..................................   6,086     127,806
#*  Rite Aid Corp..........................................  18,583      22,300
    Rocky Mountain Chocolate Factory, Inc..................     960       7,958
*   S&W Seed Co............................................   2,831       7,927
*   Seneca Foods Corp., Class A............................     504      15,941
#*  Smart & Final Stores, Inc..............................   6,195      31,285
    SpartanNash Co.........................................   5,718     102,066
    Spectrum Brands Holdings, Inc..........................  11,470     744,976
*   Sprouts Farmers Market, Inc............................  22,022     592,172
    Sysco Corp.............................................  35,036   2,499,118
#   Tootsie Roll Industries, Inc...........................   1,515      47,828
*   TreeHouse Foods, Inc...................................   9,615     438,059
#*  United Natural Foods, Inc..............................  10,995     238,921
#   United-Guardian, Inc...................................   1,797      30,980
*   US Foods Holding Corp..................................  35,457   1,034,281
*   USANA Health Sciences, Inc.............................   4,982     582,994
    Village Super Market, Inc., Class A....................   1,201      29,593
    Walgreens Boots Alliance, Inc..........................  55,825   4,453,160
    Walmart, Inc........................................... 112,511  11,282,603
#   Weis Markets, Inc......................................   4,265     196,830
*   Willamette Valley Vineyards, Inc.......................     500       3,700
                                                                    -----------
TOTAL CONSUMER STAPLES.....................................          95,714,935
                                                                    -----------

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 ENERGY -- (2.2%)
     Adams Resources & Energy, Inc..........................    101 $    4,096
 *   Apergy Corp............................................ 12,856    501,255
     Archrock, Inc.......................................... 30,425    312,160
 #*  Ardmore Shipping Corp..................................  1,581     10,213
     Baker Hughes a GE Co................................... 26,021    694,500
 *   Basic Energy Services, Inc.............................  6,023     46,799
 #*  Bristow Group, Inc.....................................  5,575     61,381
 *   Cactus, Inc., Class A..................................  5,488    183,628
 *   Cheniere Energy, Inc................................... 22,058  1,332,524
 *   Clean Energy Fuels Corp................................ 38,949     86,077
 *   Contango Oil & Gas Co..................................    870      4,394
     Core Laboratories NV...................................  9,949    848,053
     CVR Energy, Inc........................................  8,182    351,826
 *   Dawson Geophysical Co..................................  2,598     14,575
     Delek US Holdings, Inc................................. 22,998    844,487
 #   DHT Holdings, Inc...................................... 12,865     64,711
 #*  Diamond Offshore Drilling, Inc......................... 12,360    175,265
 *   Dorian LPG, Ltd........................................  1,709     13,587
 #*  Dril-Quip, Inc......................................... 12,217    519,956
     EnLink Midstream LLC................................... 24,074    312,962
 #   Ensco P.L.C., Class A.................................. 85,905    613,362
 *   Era Group, Inc.........................................  2,030     22,980
     Evolution Petroleum Corp...............................  2,234     23,010
 *   Exterran Corp..........................................  7,674    160,310
 *   Forum Energy Technologies, Inc......................... 24,623    220,622
 #*  Frank's International NV............................... 59,327    421,222
 *   Geospace Technologies Corp.............................    400      5,092
 #   Green Plains, Inc......................................  5,254     89,528
     Gulf Island Fabrication, Inc...........................  1,300     11,050
 *   Helix Energy Solutions Group, Inc...................... 48,922    416,815
     Helmerich & Payne, Inc................................. 16,923  1,054,134
     HollyFrontier Corp..................................... 25,158  1,696,656
 *   Independence Contract Drilling, Inc....................    700      2,807
 #*  Key Energy Services, Inc...............................    796      7,204
 *   KLX Energy Services Holdings, Inc......................  2,808     81,123
     Marathon Petroleum Corp................................ 63,869  4,499,571
 *   Matrix Service Co......................................  7,677    156,073
 #*  McDermott International, Inc........................... 40,511    313,150
 #   Nabors Industries, Ltd................................. 83,044    412,729
     National Oilwell Varco, Inc............................ 41,634  1,532,131
 *   Natural Gas Services Group, Inc........................  2,367     45,683
 #*  Newpark Resources, Inc................................. 19,968    163,937
 #*  Noble Corp. P.L.C...................................... 43,772    219,735
     Nordic American Offshore, Ltd..........................      2          2
 #   Nordic American Tankers, Ltd...........................     60        155
 *   Oceaneering International, Inc......................... 26,764    506,910
 #*  Oil States International, Inc.......................... 17,410    387,721
     ONEOK, Inc............................................. 23,797  1,561,083
 *   Overseas Shipholding Group, Inc., Class A..............  8,155     25,607
 #*  Pacific Ethanol, Inc...................................  2,589      4,246
     Panhandle Oil and Gas, Inc., Class A...................  1,703     30,296
 #*  Parker Drilling Co.....................................    880      2,200
     Patterson-UTI Energy, Inc.............................. 42,282    703,572
     PBF Energy, Inc., Class A.............................. 32,022  1,340,121
     Phillips 66............................................ 19,207  1,974,864
 *   Pioneer Energy Services Corp...........................  6,317     18,761
 #*  ProPetro Holding Corp.................................. 18,338    323,666
 #*  Renewable Energy Group, Inc............................  6,490    201,709
 *   REX American Resources Corp............................    900     66,753

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 ENERGY -- (Continued)
 #*  RigNet, Inc............................................  1,879 $    32,131
 *   Rowan Cos. P.L.C., Class A............................. 24,017     382,110
 #   RPC, Inc............................................... 36,702     546,126
     Schlumberger, Ltd...................................... 80,232   4,116,704
 #   Scorpio Tankers, Inc................................... 22,965      41,107
 #*  SEACOR Holdings, Inc...................................  4,801     230,400
 #*  SEACOR Marine Holdings, Inc............................  2,940      53,743
 #*  Select Energy Services, Inc., Class A.................. 16,044     153,381
 #   SemGroup Corp., Class A................................ 12,084     223,433
 #   Ship Finance International, Ltd........................  9,635     120,437
 #*  Superior Energy Services, Inc.......................... 29,418     230,343
 #   Targa Resources Corp................................... 14,989     774,482
     TechnipFMC P.L.C....................................... 51,415   1,352,214
 #   Teekay Tankers, Ltd., Class A..........................  8,061       8,948
 #*  TETRA Technologies, Inc................................ 36,989     109,857
 #*  Transocean, Ltd........................................ 79,026     870,076
 #   US Silica Holdings, Inc................................  4,144      58,016
     Valero Energy Corp..................................... 31,456   2,865,327
     Williams Cos., Inc. (The).............................. 17,400     423,342
     World Fuel Services Corp...............................  7,680     245,760
                                                                    -----------
 TOTAL ENERGY...............................................         38,536,976
                                                                    -----------
 FINANCIALS -- (15.6%)
 #*  1347 Property Insurance Holdings, Inc..................  1,900      11,153
 #   1st Constitution Bancorp...............................  1,118      22,606
     1st Source Corp........................................  4,284     199,592
     Access National Corp...................................  2,211      57,420
     ACNB Corp..............................................    674      27,027
     Affiliated Managers Group, Inc.........................  5,662     643,543
     Aflac, Inc............................................. 67,877   2,923,462
     Alleghany Corp.........................................  1,577     947,272
 *   Allegiance Bancshares, Inc.............................  1,231      47,652
     Allstate Corp. (The)................................... 22,876   2,189,691
     Ally Financial, Inc.................................... 71,597   1,819,280
     A-Mark Precious Metals, Inc............................    800      10,264
 *   Ambac Financial Group, Inc.............................  4,904     100,924
     American Equity Investment Life Holding Co............. 19,432     606,667
     American Express Co.................................... 47,266   4,855,636
     American Financial Group, Inc.......................... 10,045   1,004,801
     American International Group, Inc...................... 74,609   3,080,606
     American National Bankshares, Inc......................  1,300      46,917
     American National Insurance Co.........................  3,615     445,513
     American River Bankshares..............................    700      10,717
     Ameriprise Financial, Inc.............................. 34,909   4,441,821
     Ameris Bancorp.........................................  5,234     224,486
     AMERISAFE, Inc.........................................  2,956     192,406
     AmeriServ Financial, Inc...............................  3,000      12,720
 #   AmTrust Financial Services, Inc........................ 25,092     359,819
 *   Anchor Bancorp, Inc....................................    343       8,760
     Aon P.L.C..............................................  9,137   1,427,017
 *   Arch Capital Group, Ltd................................ 41,316   1,172,135
     Ares Management L.P.................................... 14,730     288,855
     Argo Group International Holdings, Ltd.................  8,478     522,330
     Arrow Financial Corp...................................  1,707      59,984
     Arthur J Gallagher & Co................................ 21,585   1,597,506
     Artisan Partners Asset Management, Inc., Class A.......  9,341     256,037
     Aspen Insurance Holdings, Ltd.......................... 15,611     653,789
     Associated Banc-Corp................................... 24,997     579,430
     Assurant, Inc.......................................... 10,038     975,794

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Assured Guaranty, Ltd..................................  23,473 $  938,451
     Asta Funding, Inc......................................      35        134
 *   Athene Holding, Ltd., Class A..........................  19,153    875,675
 *   Atlantic Capital Bancshares, Inc.......................   4,603     69,367
 *   Atlas Financial Holdings, Inc..........................   1,019      9,793
     Auburn National Bancorporation, Inc....................     400     16,112
     Axis Capital Holdings, Ltd.............................  18,473  1,030,609
 #*  Axos Financial, Inc....................................  10,851    329,436
 #   Banc of California, Inc................................   7,433    118,556
     BancFirst Corp.........................................   4,870    279,441
 #   Bancorp of New Jersey, Inc.............................     846     12,512
 *   Bancorp, Inc. (The)....................................  13,671    143,545
 #   BancorpSouth Bank......................................  18,695    536,546
     Bank of America Corp................................... 304,102  8,362,805
     Bank of Commerce Holdings..............................   1,070     12,776
 #   Bank of Hawaii Corp....................................   6,782    531,980
     Bank of Marin Bancorp..................................     819     69,607
     Bank of New York Mellon Corp. (The)....................  32,369  1,532,025
     Bank of NT Butterfield & Son, Ltd. (The)...............   9,036    364,060
     Bank of South Carolina Corp............................     550     10,863
 #   Bank OZK...............................................  19,728    539,758
     BankFinancial Corp.....................................   1,550     21,886
     BankUnited, Inc........................................  18,499    612,317
     Bankwell Financial Group, Inc..........................     459     13,917
     Banner Corp............................................   6,670    385,659
     Bar Harbor Bankshares..................................   1,356     34,673
     BB&T Corp..............................................  22,514  1,106,788
     BCB Bancorp, Inc.......................................   1,421     17,677
     Beneficial Bancorp, Inc................................  14,333    224,025
     Berkshire Hills Bancorp, Inc...........................   7,947    265,191
     BGC Partners, Inc., Class A............................  33,666    356,523
     BlackRock, Inc.........................................   7,081  2,913,265
 *   Blucora, Inc...........................................   3,816    110,359
     Blue Hills Bancorp, Inc................................   3,576     82,999
     BOK Financial Corp.....................................  10,638    911,996
     Boston Private Financial Holdings, Inc.................  16,548    223,398
 #   Bridge Bancorp, Inc....................................   1,706     50,668
 *   Brighthouse Financial, Inc.............................  15,572    617,118
     BrightSphere Investment Group P.L.C....................  13,182    150,275
 #   Brookline Bancorp, Inc.................................  18,475    286,362
     Brown & Brown, Inc.....................................  68,169  1,921,002
     Bryn Mawr Bank Corp....................................   4,630    184,922
 *   BSB Bancorp, Inc.......................................     528     15,206
     C&F Financial Corp.....................................     202      9,807
     Cadence BanCorp........................................  12,229    269,772
 #   Cambridge Bancorp......................................     412     35,226
     Camden National Corp...................................   1,950     79,072
 *   Cannae Holdings, Inc...................................  11,601    214,270
     Capital City Bank Group, Inc...........................   2,327     55,150
     Capital One Financial Corp.............................  26,456  2,362,521
 #   Capitol Federal Financial, Inc.........................  31,511    391,052
     Capstar Financial Holdings, Inc........................     607      8,971
     Carolina Financial Corp................................   4,130    136,662
     Cathay General Bancorp.................................  14,235    536,232
     Cboe Global Markets, Inc...............................   4,774    538,746
     CenterState Banks Corp.................................  16,208    398,393
 *   Central Federal Corp...................................   1,038     13,837
     Central Pacific Financial Corp.........................   3,622     97,939
     Central Valley Community Bancorp.......................   1,512     30,603

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Century Bancorp, Inc., Class A.........................     255 $   19,156
     Charles Schwab Corp. (The).............................  51,906  2,400,133
     Chemical Financial Corp................................  12,609    590,858
     Chemung Financial Corp.................................     900     39,123
     Chubb, Ltd.............................................  27,636  3,452,013
 #   Cincinnati Financial Corp..............................  10,827    851,435
     CIT Group, Inc.........................................  16,645    788,640
     Citigroup, Inc......................................... 104,729  6,855,560
     Citizens & Northern Corp...............................   1,544     38,878
     Citizens Community Bancorp, Inc........................     800     10,200
     Citizens Financial Group, Inc..........................  30,054  1,122,517
     Citizens First Corp....................................     530     13,239
 #*  Citizens, Inc..........................................   4,745     37,296
     City Holding Co........................................   2,296    169,399
     Civista Bancshares, Inc................................   2,072     47,988
     CME Group, Inc.........................................   7,748  1,419,744
     CNB Financial Corp.....................................   2,020     51,712
     CNO Financial Group, Inc...............................   7,390    139,671
     Codorus Valley Bancorp, Inc............................     810     21,251
 #   Cohen & Steers, Inc....................................  11,880    456,073
     Colony Bankcorp, Inc...................................     989     16,437
     Columbia Banking System, Inc...........................  13,161    488,141
 #   Commerce Bancshares, Inc...............................  17,675  1,124,130
 #   Community Bank System, Inc.............................   8,413    491,235
 *   Community Bankers Trust Corp...........................   1,900     16,188
     Community Financial Corp. (The)........................      92      2,774
     Community Trust Bancorp, Inc...........................   5,088    231,555
     Community West Bancshares..............................   1,400     15,456
     ConnectOne Bancorp, Inc................................   5,325    110,387
 #*  Consumer Portfolio Services, Inc.......................   2,632     10,291
     County Bancorp, Inc....................................     489     10,179
 #*  Cowen, Inc.............................................   6,629     98,109
     Crawford & Co., Class A................................   2,485     22,464
     Crawford & Co., Class B................................   3,005     27,676
 *   Credit Acceptance Corp.................................   4,302  1,825,855
 #   Cullen/Frost Bankers, Inc..............................   8,830    864,634
 *   Customers Bancorp, Inc.................................   7,263    148,819
     CVB Financial Corp.....................................  18,777    410,277
     Diamond Hill Investment Group, Inc.....................     856    147,386
     Dime Community Bancshares, Inc.........................   9,366    150,980
     Discover Financial Services............................  68,459  4,769,539
     DNB Financial Corp.....................................     100      3,438
     Donegal Group, Inc., Class A...........................   3,292     44,212
 #*  Donnelley Financial Solutions, Inc.....................   8,339    129,671
 *   E*TRADE Financial Corp.................................  26,623  1,315,709
 *   Eagle Bancorp, Inc.....................................   4,755    233,803
     East West Bancorp, Inc.................................  22,549  1,182,470
     Eaton Vance Corp.......................................  26,777  1,206,304
 *   eHealth, Inc...........................................   4,542    156,063
 *   Elevate Credit, Inc....................................   4,886     20,814
     EMC Insurance Group, Inc...............................   3,133     75,098
     Employers Holdings, Inc................................   6,715    308,621
 #*  Encore Capital Group, Inc..............................   6,969    177,082
 *   Enova International, Inc...............................  10,518    248,751
 #*  Enstar Group, Ltd......................................   3,050    553,880
 *   Entegra Financial Corp.................................   1,100     24,959
     Enterprise Bancorp, Inc................................     881     28,527
     Enterprise Financial Services Corp.....................   5,162    224,289
 *   Equity Bancshares, Inc., Class A.......................   1,838     66,333

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     Erie Indemnity Co., Class A............................  8,522 $1,105,218
     ESSA Bancorp, Inc......................................  1,868     30,168
 *   Essent Group, Ltd...................................... 20,916    824,509
     Evans Bancorp, Inc.....................................    394     17,336
 #   Evercore, Inc., Class A................................ 11,146    910,517
     Everest Re Group, Ltd..................................  5,919  1,289,513
 #*  EZCORP, Inc., Class A.................................. 15,632    155,382
 #   FactSet Research Systems, Inc..........................  3,496    782,265
     Farmers National Banc Corp.............................  1,526     19,991
     FB Financial Corp......................................  6,074    221,580
 #   FBL Financial Group, Inc., Class A.....................  6,008    414,432
 *   FCB Financial Holdings, Inc., Class A..................  5,378    210,441
     Federal Agricultural Mortgage Corp., Class C...........  2,638    184,238
 #   Federated Investors, Inc., Class B..................... 22,493    554,902
     FedNat Holding Co......................................  1,868     40,218
     Fidelity National Financial, Inc....................... 33,430  1,118,233
     Fidelity Southern Corp.................................  5,768    133,933
     Fifth Third Bancorp.................................... 29,289    790,510
     Financial Institutions, Inc............................  3,311     94,529
     First American Financial Corp.......................... 29,126  1,291,156
     First Bancorp..........................................  5,408    199,501
 *   First BanCorp.......................................... 35,369    326,456
     First Bancorp, Inc.....................................  1,624     46,381
     First Bancshares, Inc. (The)...........................    400     14,416
     First Busey Corp....................................... 10,805    301,676
     First Business Financial Services, Inc.................  1,369     28,653
     First Capital, Inc.....................................    400     17,580
     First Citizens BancShares, Inc., Class A...............  1,922    819,983
     First Commonwealth Financial Corp...................... 20,211    272,848
     First Community Bankshares, Inc........................  2,068     71,408
 #   First Community Corp...................................  1,506     32,906
     First Defiance Financial Corp..........................  1,644     44,750
     First Financial Bancorp................................ 18,083    473,232
 #   First Financial Bankshares, Inc........................  7,869    464,192
     First Financial Corp...................................    822     37,697
     First Financial Northwest, Inc.........................  1,300     19,643
 #*  First Foundation, Inc..................................  4,608     74,696
 #   First Guaranty Bancshares, Inc.........................    550     12,568
     First Hawaiian, Inc.................................... 21,990    544,912
 #   First Horizon National Corp............................ 51,321    828,321
     First Interstate BancSystem, Inc., Class A.............  8,016    332,343
     First Merchants Corp...................................  9,328    388,138
     First Mid-Illinois Bancshares, Inc.....................    350     13,048
     First Midwest Bancorp, Inc............................. 18,539    425,655
 *   First Northwest Bancorp................................    817     11,928
     First of Long Island Corp. (The).......................  2,544     51,414
 #   First Republic Bank.................................... 10,921    993,702
 #   First Savings Financial Group, Inc.....................    238     15,380
     First United Corp......................................    402      7,236
     First US Bancshares, Inc...............................    700      6,174
     FirstCash, Inc.........................................  9,117    733,007
 #*  Flagstar Bancorp, Inc.................................. 10,852    334,133
     Flushing Financial Corp................................  6,093    138,250
 #   FNB Corp............................................... 56,522    668,655
 #*  Franklin Financial Network, Inc........................  2,002     67,868
 #   Franklin Resources, Inc................................ 47,734  1,455,887
     FS Bancorp, Inc........................................    506     22,841
     Fulton Financial Corp.................................. 34,743    556,235
 #   GAIN Capital Holdings, Inc.............................  6,006     45,886

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     GAMCO Investors, Inc., Class A.........................  3,924 $   80,525
 *   Genworth Financial, Inc., Class A...................... 36,151    154,726
 #   German American Bancorp, Inc...........................  3,132     99,316
 #   Glacier Bancorp, Inc................................... 13,427    569,305
 #   Glen Burnie Bancorp....................................    300      3,654
     Global Indemnity, Ltd..................................  1,893     67,769
     Goldman Sachs Group, Inc. (The)........................ 23,314  5,254,276
 *   Great Elm Capital Group, Inc...........................    393      1,344
     Great Southern Bancorp, Inc............................  2,513    136,079
     Great Western Bancorp, Inc............................. 10,057    368,589
     Green Bancorp, Inc.....................................  6,717    124,264
 *   Green Dot Corp., Class A...............................  6,531    494,658
 #   Greene County Bancorp, Inc.............................  3,316    106,344
 #   Greenhill & Co., Inc...................................  2,944     64,915
 #*  Greenlight Capital Re, Ltd., Class A...................  5,732     66,434
     Guaranty Bancorp.......................................  2,905     75,588
     Guaranty Federal Bancshares, Inc.......................    101      2,436
 *   Hallmark Financial Services, Inc.......................  1,500     16,710
 *   Hamilton Bancorp, Inc..................................    400      5,740
     Hamilton Lane, Inc., Class A...........................  3,686    141,469
     Hancock Whitney Corp................................... 12,876    540,277
     Hanmi Financial Corp...................................  6,116    128,314
     Hanover Insurance Group, Inc. (The)....................  7,494    834,682
     Hartford Financial Services Group, Inc. (The).......... 59,694  2,711,301
     Hawthorn Bancshares, Inc...............................    588     13,759
 #   HCI Group, Inc.........................................  1,344     58,692
     Heartland Financial USA, Inc...........................  5,619    298,594
 #   Hennessy Advisors, Inc.................................  1,267     15,698
     Heritage Commerce Corp.................................  6,579     95,461
 #   Heritage Financial Corp................................  6,341    207,478
     Heritage Insurance Holdings, Inc.......................  3,323     46,389
     Hilltop Holdings, Inc.................................. 10,662    212,174
     Hingham Institution for Savings........................    221     44,996
 *   HMN Financial, Inc.....................................    600     12,294
     Home Bancorp, Inc......................................    196      7,789
 #   Home BancShares, Inc................................... 29,978    570,781
 *   HomeStreet, Inc........................................  7,077    183,860
 *   HomeTrust Bancshares, Inc..............................  2,385     65,015
     Hope Bancorp, Inc...................................... 24,516    354,992
     HopFed Bancorp, Inc....................................    670     10,285
     Horace Mann Educators Corp............................. 11,530    452,898
     Horizon Bancorp, inc...................................  4,743     79,493
     Houlihan Lokey, Inc....................................  4,475    184,280
 #*  Howard Bancorp, Inc....................................    900     14,319
     IBERIABANK Corp........................................  7,387    550,258
     IF Bancorp, Inc........................................  1,300     28,951
     Independence Holding Co................................    479     17,345
 #   Independent Bank Corp..................................  3,141    246,411
     Independent Bank Corp..................................  2,690     59,530
     Independent Bank Group, Inc............................  4,574    264,880
     Interactive Brokers Group, Inc., Class A............... 12,092    597,466
     Intercontinental Exchange, Inc......................... 13,628  1,049,901
     International Bancshares Corp.......................... 13,593    526,049
 *   INTL. FCStone, Inc.....................................  2,279    103,193
     Invesco, Ltd........................................... 41,524    901,486
     Investment Technology Group, Inc.......................  4,176    114,756
 #   Investors Bancorp, Inc................................. 51,276    573,266
     Investors Title Co.....................................     67     12,194
     James River Group Holdings, Ltd........................  8,855    340,917

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
#   Janus Henderson Group P.L.C............................  36,675 $   901,105
    JPMorgan Chase & Co.................................... 187,561  20,447,900
#   Kearny Financial Corp..................................  20,016     259,007
    Kemper Corp............................................  12,162     914,461
    Kentucky First Federal Bancorp.........................   1,169       9,235
    KeyCorp................................................  58,285   1,058,456
    Kingstone Cos., Inc....................................   1,394      23,698
    Kinsale Capital Group, Inc.............................   3,743     223,495
    Ladenburg Thalmann Financial Services, Inc.............  19,449      53,874
    Lake Shore Bancorp, Inc................................     663      10,277
    Lakeland Bancorp, Inc..................................   7,907     130,228
    Lakeland Financial Corp................................   4,437     190,924
    Landmark Bancorp, Inc..................................     415      11,309
    Lazard, Ltd., Class A..................................  23,212     922,445
    LCNB Corp..............................................     917      15,580
#   LegacyTexas Financial Group, Inc.......................   7,068     272,330
    Legg Mason, Inc........................................  15,028     424,090
#*  LendingClub Corp.......................................  82,868     267,664
#*  LendingTree, Inc.......................................     752     151,671
    Lincoln National Corp..................................  20,732   1,247,859
#   Live Oak Bancshares, Inc...............................   6,544     120,410
    Loews Corp.............................................  18,480     860,429
    LPL Financial Holdings, Inc............................  22,887   1,409,839
    M&T Bank Corp..........................................  13,617   2,252,388
    Macatawa Bank Corp.....................................   3,313      35,946
    Mackinac Financial Corp................................   4,036      62,962
    Maiden Holdings, Ltd...................................  31,583     110,856
*   Malvern Bancorp, Inc...................................     515      10,460
#   Manning & Napier, Inc..................................   1,200       2,352
*   Markel Corp............................................   1,427   1,560,053
    MarketAxess Holdings, Inc..............................   2,500     524,175
    Marlin Business Services Corp..........................   1,642      43,644
    Marsh & McLennan Cos., Inc.............................  27,412   2,323,167
    MB Financial, Inc......................................  12,472     553,632
#*  MBIA, Inc..............................................   3,063      30,324
    MBT Financial Corp.....................................   2,535      28,924
    Mercantile Bank Corp...................................   1,891      60,058
#   Mercury General Corp...................................  11,858     703,298
    Meridian Bancorp, Inc..................................  11,329     179,451
    Meta Financial Group, Inc..............................   6,639     167,568
    MetLife, Inc...........................................  68,412   2,817,890
*   MGIC Investment Corp...................................   3,341      40,794
#   Mid Penn Bancorp, Inc..................................     810      21,676
    Middlefield Banc Corp..................................     477      22,142
    Midland States Bancorp, Inc............................   1,527      41,183
    MidSouth Bancorp, Inc..................................     627       8,327
    MidWestOne Financial Group, Inc........................   1,531      44,108
*   MMA Capital Management LLC.............................     709      17,952
    Moelis & Co., Class A..................................   9,719     392,259
    Moody's Corp...........................................  11,682   1,699,497
    Morgan Stanley.........................................  72,853   3,326,468
    Morningstar, Inc.......................................   7,292     910,042
#*  Mr Cooper Group, Inc...................................   4,817      69,798
    MSB Financial Corp.....................................     705      13,219
    MSCI, Inc..............................................   8,567   1,288,305
    MutualFirst Financial, Inc.............................     477      16,938
#   MVB Financial Corp.....................................     945      17,312
    Nasdaq, Inc............................................  16,037   1,390,568
    National Bank Holdings Corp., Class A..................   6,516     219,980

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
 #   National Bankshares, Inc...............................    507 $   21,892
 #*  National Commerce Corp.................................  1,715     63,627
     National General Holdings Corp......................... 29,224    814,181
     National Western Life Group, Inc., Class A.............    562    151,335
     Navient Corp........................................... 49,070    568,231
     Navigators Group, Inc. (The)...........................  7,553    522,290
 #   NBT Bancorp, Inc.......................................  7,504    273,821
     Nelnet, Inc., Class A..................................  5,909    332,618
 #   New York Community Bancorp, Inc........................ 72,774    697,175
 >>  NewStar Financial, Inc.................................  4,932      1,280
 *   Nicholas Financial, Inc................................  2,510     28,614
 #*  Nicolet Bankshares, Inc................................    399     21,307
 *   NMI Holdings, Inc., Class A............................ 14,433    305,114
 #   Northeast Bancorp......................................  1,100     20,691
     Northern Trust Corp.................................... 11,992  1,128,087
     Northfield Bancorp, Inc................................  5,016     66,061
     Northrim BanCorp, Inc..................................    383     14,565
     Northwest Bancshares, Inc.............................. 19,239    310,517
     Norwood Financial Corp.................................    600     22,800
     OceanFirst Financial Corp..............................  8,060    204,079
 *   Ocwen Financial Corp................................... 15,293     53,526
     OFG Bancorp............................................  7,001    119,647
 #   Ohio Valley Banc Corp..................................    243      8,490
 #   Old Line Bancshares, Inc...............................  1,817     54,401
     Old National Bancorp................................... 23,341    416,637
     Old Point Financial Corp...............................    189      5,082
     Old Republic International Corp........................ 63,386  1,397,661
 #   Old Second Bancorp, Inc................................  1,641     23,335
 *   On Deck Capital, Inc...................................  7,056     48,686
 *   OneMain Holdings, Inc.................................. 28,686    818,125
     Oppenheimer Holdings, Inc., Class A....................  2,150     66,134
 #   Opus Bank..............................................  6,320    120,017
     Oritani Financial Corp.................................  8,528    124,594
     Orrstown Financial Services, Inc.......................  1,170     23,704
 *   Pacific Mercantile Bancorp.............................  1,500     12,405
 *   Pacific Premier Bancorp, Inc...........................  6,705    195,987
 #   PacWest Bancorp........................................ 16,579    673,439
     Park National Corp.....................................  2,332    213,145
     Parke Bancorp, Inc.....................................    601     11,864
     Pathfinder Bancorp, Inc................................    900     13,793
     Peapack Gladstone Financial Corp.......................  2,215     59,783
     Penns Woods Bancorp, Inc...............................    569     23,045
     Pennymac Financial Services,Inc........................  3,146     62,889
     Peoples Bancorp of North Carolina, Inc.................  1,287     35,830
     Peoples Bancorp, Inc...................................  2,291     78,421
     Peoples Financial Corp.................................    800     10,456
     Peoples Financial Services Corp........................    500     21,305
     People's United Financial, Inc......................... 47,571    744,962
     People's Utah Bancorp..................................  1,091     36,559
 #   Pinnacle Financial Partners, Inc.......................  9,936    519,653
     Piper Jaffray Cos......................................  2,856    198,149
     PJT Partners, Inc., Class A............................  3,092    140,191
     Plumas Bancorp.........................................    646     16,731
     PNC Financial Services Group, Inc. (The)............... 11,165  1,434,591
     Popular, Inc........................................... 14,054    730,949
 #*  PRA Group, Inc.........................................  6,390    197,068
 #   Preferred Bank.........................................  1,425     73,259
     Premier Financial Bancorp, Inc.........................  1,616     28,668
     Primerica, Inc......................................... 10,330  1,133,614

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Principal Financial Group, Inc.........................  42,783 $2,013,796
     ProAssurance Corp......................................  10,557    463,663
     Progressive Corp. (The)................................  21,115  1,471,715
 #   Prosperity Bancshares, Inc.............................   8,930    580,718
     Protective Insurance Corp., Class A....................   1,036     22,181
     Protective Insurance Corp., Class B....................   1,722     39,692
 *   Provident Bancorp, Inc.................................     533     13,341
     Provident Financial Holdings, Inc......................     990     17,127
     Provident Financial Services, Inc......................  13,626    332,474
     Prudential Bancorp, Inc................................     879     15,796
     Prudential Financial, Inc..............................  33,406  3,132,815
     Pzena Investment Management, Inc., Class A.............   2,038     20,502
     QCR Holdings, Inc......................................   1,402     51,075
     Radian Group, Inc......................................   1,600     30,704
     Raymond James Financial, Inc...........................  15,056  1,154,645
 *   Regional Management Corp...............................   1,439     41,530
     Regions Financial Corp................................. 101,436  1,721,369
     Reinsurance Group of America, Inc......................   9,603  1,367,179
     RenaissanceRe Holdings, Ltd............................   8,851  1,081,238
     Renasant Corp..........................................   8,055    280,958
     Republic Bancorp, Inc., Class A........................   2,095     94,003
 *   Republic First Bancorp, Inc............................   3,400     22,950
     Riverview Bancorp, Inc.................................   1,676     14,196
 #   RLI Corp...............................................   4,644    343,331
     S&P Global, Inc........................................  17,293  3,152,860
     S&T Bancorp, Inc.......................................   5,521    221,447
     Safety Insurance Group, Inc............................   3,426    285,317
     Salisbury Bancorp, Inc.................................     800     32,080
     Sandy Spring Bancorp, Inc..............................   4,712    167,512
     Santander Consumer USA Holdings, Inc...................  50,156    940,425
     SB Financial Group, Inc................................   1,621     29,389
 #   SB One Bancorp.........................................     492     11,872
 *   Seacoast Banking Corp. of Florida......................   5,406    142,232
 *   Security National Financial Corp., Class A.............     840      4,788
     SEI Investments Co.....................................  13,359    714,039
 *   Select Bancorp, Inc....................................   1,607     19,798
 #   Selective Insurance Group, Inc.........................   9,256    600,252
 #   ServisFirst Bancshares, Inc............................   7,396    266,108
     Severn Bancorp, Inc....................................   1,832     15,334
     Shore Bancshares, Inc..................................   1,820     29,338
     SI Financial Group, Inc................................     863     11,426
     Sierra Bancorp.........................................   1,779     48,442
     Signature Bank.........................................   3,825    420,367
     Silvercrest Asset Management Group, Inc., Class A......     953     13,704
     Simmons First National Corp., Class A..................  14,970    400,897
 *   SLM Corp...............................................  92,709    940,069
     Sound Financial Bancorp, Inc...........................     200      7,138
     South State Corp.......................................   5,594    378,546
 *   Southern First Bancshares, Inc.........................     700     25,137
     Southern Missouri Bancorp, Inc.........................     700     23,569
     Southern National Bancorp of Virginia, Inc.............   1,339     20,232
     Southside Bancshares, Inc..............................   5,959    188,781
 #   State Auto Financial Corp..............................   4,621    146,902
     State Bank Financial Corp..............................   3,885     99,339
     State Street Corp......................................  10,777    740,919
 #   Sterling Bancorp.......................................  29,647    533,053
     Stewardship Financial Corp.............................   1,104     10,985
     Stewart Information Services Corp......................   4,590    189,475
     Stifel Financial Corp..................................   8,705    397,993

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Stock Yards Bancorp, Inc...............................   2,229 $   70,682
     Summit Financial Group, Inc............................     488     10,297
     Summit State Bank......................................     845     11,830
     SunTrust Banks, Inc....................................  26,666  1,670,892
 *   SVB Financial Group....................................   5,445  1,291,717
     Synchrony Financial.................................... 103,823  2,998,408
     Synovus Financial Corp.................................  17,478    656,474
     T Rowe Price Group, Inc................................  21,529  2,088,098
     TCF Financial Corp.....................................  29,452    614,958
     TD Ameritrade Holding Corp.............................  12,944    669,464
     Territorial Bancorp, Inc...............................   1,317     35,875
 *   Texas Capital Bancshares, Inc..........................   7,459    486,551
 #   TFS Financial Corp.....................................  21,817    320,928
 #*  Third Point Reinsurance, Ltd...........................  15,890    175,743
     Timberland Bancorp, Inc................................     618     17,934
     Tiptree, Inc...........................................   3,518     20,721
     Tompkins Financial Corp................................   1,531    111,962
     Torchmark Corp.........................................   8,815    746,278
     Towne Bank.............................................  13,691    385,128
     Travelers Cos., Inc. (The).............................  26,511  3,317,321
     TriCo Bancshares.......................................   2,693     97,002
 *   TriState Capital Holdings, Inc.........................   3,298     83,176
 #*  Triumph Bancorp, Inc...................................   2,553     91,551
     TrustCo Bank Corp. NY..................................  18,825    140,999
 #   Trustmark Corp.........................................  11,187    344,560
     Two River Bancorp......................................     685     10,624
     U.S. Bancorp...........................................  16,359    855,085
 #   UMB Financial Corp.....................................   9,464    604,276
     Umpqua Holdings Corp...................................  30,300    581,760
 #   Union Bankshares Corp..................................  11,570    395,000
 #   United Bancshares, Inc.................................     300      6,525
 #   United Bankshares, Inc.................................  17,401    577,191
     United Community Banks, Inc............................  13,445    334,377
     United Community Financial Corp........................   6,179     56,538
     United Financial Bancorp, Inc..........................   8,147    125,871
     United Fire Group, Inc.................................   4,087    220,003
     United Insurance Holdings Corp.........................   5,155    101,657
     United Security Bancshares.............................   3,542     37,970
     Unity Bancorp, Inc.....................................     600     12,702
     Universal Insurance Holdings, Inc......................   8,298    348,350
     Univest Corp. of Pennsylvania..........................   5,773    144,094
     Unum Group.............................................  16,455    596,658
 #   Valley National Bancorp................................  50,096    499,958
 #*  Veritex Holdings, Inc..................................   1,802     42,455
 #   Virtu Financial, Inc., Class A.........................  13,786    327,004
 #   Virtus Investment Partners, Inc........................   1,133    112,552
     Voya Financial, Inc....................................  33,049  1,446,224
 #   Waddell & Reed Financial, Inc., Class A................  16,366    312,100
     Walker & Dunlop, Inc...................................   5,705    239,382
     Washington Federal, Inc................................  15,665    441,126
     Washington Trust Bancorp, Inc..........................   2,655    136,334
     Waterstone Financial, Inc..............................   6,401    104,592
     Webster Financial Corp.................................  12,218    718,907
     Wellesley Bank.........................................   1,081     34,830
     Wells Fargo & Co....................................... 152,360  8,110,123
     WesBanco, Inc..........................................   7,898    316,710
     West Bancorporation, Inc...............................   2,622     57,658
 #   Westamerica Bancorporation.............................   4,107    239,068
 *   Western Alliance Bancorp...............................  16,715    806,332

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------ ------------
FINANCIALS -- (Continued)
    Western New England Bancorp, Inc.......................  2,300 $     23,092
    Westwood Holdings Group, Inc...........................  1,098       46,500
    White Mountains Insurance Group, Ltd...................    362      320,975
    Willis Towers Watson P.L.C............................. 14,100    2,018,556
    Wintrust Financial Corp................................  8,507      647,723
    WisdomTree Investments, Inc............................ 11,800       91,686
#*  World Acceptance Corp..................................  1,307      132,647
    WR Berkley Corp........................................ 17,782    1,349,654
    WSFS Financial Corp....................................  5,020      213,501
#   Zions Bancorp NA....................................... 20,478      963,490
                                                                   ------------
TOTAL FINANCIALS...........................................         273,479,073
                                                                   ------------
HEALTHCARE -- (13.1%)
    Abbott Laboratories.................................... 46,328    3,193,852
    AbbVie, Inc............................................ 95,811    7,458,886
*   ABIOMED, Inc...........................................  2,192      747,910
#*  Accuray, Inc...........................................  6,422       28,835
    Aceto Corp.............................................  2,485        5,094
*   Achillion Pharmaceuticals, Inc......................... 15,963       45,654
*   Acorda Therapeutics, Inc...............................  6,995      133,674
*   Addus HomeCare Corp....................................  1,000       65,500
#*  Aduro Biotech, Inc.....................................  5,482       23,244
#*  Adverum Biotechnologies, Inc...........................  3,621       15,208
    Aetna, Inc............................................. 22,765    4,516,576
*   Affimed NV.............................................  9,000       28,350
    Agilent Technologies, Inc.............................. 21,066    1,364,866
#*  Agios Pharmaceuticals, Inc.............................  2,444      154,119
*   Akorn, Inc.............................................  7,820       52,159
*   Albireo Pharma, Inc....................................    500       13,355
*   Alexion Pharmaceuticals, Inc........................... 14,826    1,661,550
*   Align Technology, Inc..................................  5,829    1,289,375
#*  Alkermes P.L.C.........................................  3,226      131,718
    Allergan P.L.C......................................... 20,587    3,252,952
*   Allscripts Healthcare Solutions, Inc................... 21,056      250,777
#*  Alnylam Pharmaceuticals, Inc...........................  2,805      225,606
#*  AMAG Pharmaceuticals, Inc..............................  7,067      151,940
*   Amedisys, Inc..........................................  3,892      428,120
#*  American Renal Associates Holdings, Inc................  5,278      101,813
    AmerisourceBergen Corp................................. 26,726    2,351,888
    Amgen, Inc............................................. 46,780    9,018,716
#*  AMN Healthcare Services, Inc........................... 13,840      700,581
#*  Amneal Pharmaceuticals, Inc............................  3,071       56,660
*   Amphastar Pharmaceuticals, Inc.........................  2,833       50,852
*   AngioDynamics, Inc.....................................  7,077      144,583
#*  ANI Pharmaceuticals, Inc...............................  1,307       63,429
#*  Anika Therapeutics, Inc................................  2,735       97,804
    Anthem, Inc............................................ 19,211    5,293,975
*   Aptevo Therapeutics, Inc...............................  1,972        6,646
#*  Aratana Therapeutics, Inc..............................  2,068       12,284
#*  Arena Pharmaceuticals, Inc.............................  5,363      191,245
#*  Arrowhead Pharmaceuticals, Inc......................... 12,593      160,183
#*  Assertio Therapeutics, Inc.............................  1,202        5,836
#*  Atara Biotherapeutics, Inc.............................  7,332      250,534
*   athenahealth, Inc......................................  2,827      360,556
    Atrion Corp............................................    222      151,444
#*  Audentes Therapeutics, Inc.............................  2,891       81,526
    Becton Dickinson and Co................................  9,556    2,202,658
*   Biogen, Inc............................................ 13,054    3,971,941
*   BioMarin Pharmaceutical, Inc...........................  5,591      515,322

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 HEALTHCARE -- (Continued)
 *   Bio-Rad Laboratories, Inc., Class A....................  3,188 $  869,846
 #*  BioScrip, Inc..........................................  5,230     14,016
 *   BioSpecifics Technologies Corp.........................    876     53,673
     Bio-Techne Corp........................................  4,440    744,677
 *   BioTelemetry, Inc......................................  2,740    159,194
 #*  Bluebird Bio, Inc......................................  2,581    296,041
 *   Boston Scientific Corp................................. 65,885  2,381,084
     Bristol-Myers Squibb Co................................ 77,212  3,902,294
     Bruker Corp............................................ 30,529    956,474
 #*  Cambrex Corp...........................................  2,736    145,801
     Cantel Medical Corp....................................  5,377    425,590
     Cardinal Health, Inc................................... 35,631  1,802,929
 *   Castlight Health, Inc., Class B........................    100        247
 *   Catalent, Inc.......................................... 14,287    576,338
 *   Celgene Corp........................................... 54,015  3,867,474
 *   Celldex Therapeutics, Inc..............................  3,876      1,219
 *   Centene Corp........................................... 19,654  2,561,309
 *   Cerner Corp............................................ 33,719  1,931,424
 *   Charles River Laboratories International, Inc..........  8,160    994,051
     Chemed Corp............................................  2,309    702,698
 #*  ChemoCentryx, Inc......................................  4,216     45,617
 *   Chimerix, Inc..........................................  5,901     20,594
 #*  Cidara Therapeutics, Inc...............................  1,583      6,221
     Cigna Corp............................................. 22,759  4,866,102
 *   Civitas Solutions, Inc.................................  3,163     45,737
 *   Clearside Biomedical, Inc..............................  4,576     24,802
 #   Computer Programs & Systems, Inc.......................    184      4,600
 *   Concert Pharmaceuticals, Inc...........................    800     11,936
     CONMED Corp............................................  4,320    291,298
     Cooper Cos., Inc. (The)................................  3,583    925,525
 #*  Corcept Therapeutics, Inc.............................. 12,907    151,657
 *   CorVel Corp............................................  4,937    286,148
 #*  Corvus Pharmaceuticals, Inc............................  2,175     16,508
 *   Cross Country Healthcare, Inc..........................  9,956     87,911
 *   CryoLife, Inc..........................................  3,398    105,270
 *   Cumberland Pharmaceuticals, Inc........................  1,705      9,207
 *   Cutera, Inc............................................  1,203     24,421
     CVS Health Corp........................................ 78,257  5,665,024
 *   Cymabay Therapeutics, Inc..............................  3,616     38,149
     Danaher Corp........................................... 26,060  2,590,364
 *   DaVita, Inc............................................ 23,867  1,607,204
     DENTSPLY SIRONA, Inc................................... 13,010    450,536
 *   DexCom, Inc............................................  2,909    386,228
     Digirad Corp...........................................  1,500      1,867
 #*  Diplomat Pharmacy, Inc.................................  7,144    141,737
 #*  Eagle Pharmaceuticals, Inc.............................  2,161    106,408
 *   Edwards Lifesciences Corp.............................. 10,666  1,574,302
 *   Electromed, Inc........................................  2,300     14,812
 *   Emergent BioSolutions, Inc.............................  7,615    465,962
 #*  Enanta Pharmaceuticals, Inc............................  2,047    157,947
     Encompass Health Corp..................................  2,644    177,941
 *   Endo International P.L.C............................... 18,988    321,657
 #*  Enzo Biochem, Inc......................................  1,646      5,465
 #*  Evolent Health, Inc., Class A.......................... 17,058    378,688
 #*  Exact Sciences Corp....................................  9,953    707,161
 *   Exelixis, Inc.......................................... 14,931    207,093
 *   Express Scripts Holding Co............................. 58,499  5,672,648
 #*  FibroGen, Inc..........................................  4,510    193,344
 *   Five Prime Therapeutics, Inc...........................  4,115     49,956

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   FONAR Corp.............................................     776 $    19,198
    Gilead Sciences, Inc...................................  97,134   6,622,596
*   Globus Medical, Inc., Class A..........................  10,201     539,123
#*  GlycoMimetics, Inc.....................................   3,034      38,168
*   Haemonetics Corp.......................................   6,287     656,803
#*  Halozyme Therapeutics, Inc.............................  16,071     249,583
*   Harvard Bioscience, Inc................................   3,317      13,135
#*  HealthEquity, Inc......................................   7,017     644,161
    HealthStream, Inc......................................   4,750     124,972
#*  Henry Schein, Inc......................................   7,438     617,354
#*  Heska Corp.............................................   1,107     110,944
    Hill-Rom Holdings, Inc.................................   6,262     526,509
*   HMS Holdings Corp......................................  13,644     393,220
*   Hologic, Inc...........................................  47,781   1,862,981
#*  Horizon Pharma P.L.C...................................   9,352     170,300
    Humana, Inc............................................   9,650   3,091,956
*   ICU Medical, Inc.......................................   1,322     336,753
*   IDEXX Laboratories, Inc................................   5,790   1,228,175
*   Illumina, Inc..........................................   6,203   1,930,063
*   Immune Design Corp.....................................   4,778       6,880
#*  Immunomedics Inc.......................................   6,392     144,012
*   Incyte Corp............................................   2,598     168,402
#*  Innoviva, Inc..........................................  10,187     142,211
*   Inogen, Inc............................................   1,896     359,425
#*  Inovalon Holdings, Inc., Class A.......................   3,820      35,946
#*  Insulet Corp...........................................   3,001     264,718
*   Integer Holdings Corp..................................   4,357     324,466
#*  Integra LifeSciences Holdings Corp.....................   4,237     226,976
#*  Intra-Cellular Therapies, Inc..........................   2,471      41,958
*   Intuitive Surgical, Inc................................   3,876   2,020,094
#   Invacare Corp..........................................   3,836      49,561
#*  Ionis Pharmaceuticals, Inc.............................   9,517     471,567
*   IQVIA Holdings, Inc....................................  20,287   2,493,881
*   Jazz Pharmaceuticals P.L.C.............................   3,274     519,977
    Johnson & Johnson...................................... 149,068  20,868,029
#*  Karyopharm Therapeutics, Inc...........................   3,622      38,176
    Kewaunee Scientific Corp...............................     534      15,272
*   Kindred Biosciences, Inc...............................   1,675      24,354
*   Laboratory Corp. of America Holdings...................  10,176   1,633,757
#*  Lannett Co., Inc.......................................     400       1,464
*   Lantheus Holdings, Inc.................................   4,386      61,272
#   LeMaitre Vascular, Inc.................................   4,355     116,278
#*  LHC Group, Inc.........................................   5,841     534,043
#*  Ligand Pharmaceuticals, Inc............................   1,699     280,012
*   Lipocine, Inc..........................................   1,313       1,838
*   LivaNova P.L.C.........................................   4,817     539,456
#*  Loxo Oncology, Inc.....................................   1,283     195,863
    Luminex Corp...........................................   6,816     196,096
*   MacroGenics, Inc.......................................   2,879      47,388
#*  Madrigal Pharmaceuticals, Inc..........................     552     105,355
#*  Magellan Health, Inc...................................   5,513     358,676
*   Mallinckrodt P.L.C.....................................   8,123     203,562
*   Masimo Corp............................................   8,157     942,949
    McKesson Corp..........................................  28,942   3,610,804
#*  Medidata Solutions, Inc................................   5,344     375,683
*   MEDNAX, Inc............................................  14,585     602,215
*   Medpace Holdings, Inc..................................   1,817      94,666
    Medtronic P.L.C........................................  56,094   5,038,363
    Merck & Co., Inc.......................................  70,155   5,164,110

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 HEALTHCARE -- (Continued)
     Meridian Bioscience, Inc...............................   4,317 $   69,979
 *   Merit Medical Systems, Inc.............................   5,597    319,701
 *   Mettler-Toledo International, Inc......................   2,291  1,252,765
 *   Minerva Neurosciences, Inc.............................   5,400     59,238
 #*  Mirati Therapeutics, Inc...............................   1,909     71,339
 #*  Molina Healthcare, Inc.................................   8,810  1,116,844
 *   Mylan NV...............................................   2,725     85,156
 *   Myriad Genetics, Inc...................................   4,699    211,596
     National Research Corp., Class A.......................     931     35,425
 *   Natus Medical, Inc.....................................   3,851    115,068
 *   Nektar Therapeutics....................................   4,094    158,356
 #*  Neogen Corp............................................   2,952    179,245
 *   NeoGenomics, Inc.......................................   6,093    112,355
 *   Neurocrine Biosciences, Inc............................   2,000    214,300
 *   NewLink Genetics Corp..................................   1,938      3,663
 *   NextGen Healthcare, Inc................................   5,664     83,657
 #*  NuVasive, Inc..........................................   3,689    207,211
 *   Nuvectra Corp..........................................     849     16,988
 *   Omnicell, Inc..........................................   3,322    234,865
 *   Ophthotech Corp........................................   5,564     12,575
 #*  OPKO Health, Inc.......................................  72,128    243,793
 *   OraSure Technologies, Inc..............................   3,692     51,319
 *   Orthofix Medical, Inc..................................   1,449     88,128
 *   Otonomy, Inc...........................................   3,300      7,689
 #*  Ovid therapeutics, Inc.................................   4,442     22,787
     Owens & Minor, Inc.....................................   6,914     54,621
 *   Pacira Pharmaceuticals, Inc............................   1,924     94,064
 #   Patterson Cos., Inc....................................  11,046    249,419
 *   PDL BioPharma, Inc.....................................  17,391     43,304
 #*  Penumbra, Inc..........................................   1,726    234,736
 #   PerkinElmer, Inc.......................................   6,772    585,643
     Perrigo Co. P.L.C......................................   5,376    377,933
 *   Pfenex, Inc............................................   2,224      8,829
     Pfizer, Inc............................................ 212,308  9,141,982
     Phibro Animal Health Corp., Class A....................     893     38,328
 *   PRA Health Sciences, Inc...............................  11,075  1,072,835
 #*  Premier, Inc., Class A.................................   9,998    449,910
 #*  Prestige Consumer Healthcare, Inc......................   5,817    210,343
 *   Prothena Corp. P.L.C...................................   8,464    104,954
 *   Providence Service Corp. (The).........................   1,646    108,784
     Psychemedics Corp......................................     600     10,500
     Quest Diagnostics, Inc.................................  11,394  1,072,289
 *   Quidel Corp............................................   2,190    140,948
 #*  Quorum Health Corp.....................................   3,733     14,857
 *   R1 RCM, Inc............................................   5,500     46,585
 *   Ra Pharmaceuticals, Inc................................   1,700     24,344
 *   RadNet, Inc............................................   4,219     62,441
 *   Regeneron Pharmaceuticals, Inc.........................   3,405  1,155,112
 #*  REGENXBIO, Inc.........................................   3,426    228,411
 #*  Repligen Corp..........................................   5,247    284,492
     ResMed, Inc............................................   9,093    963,131
 #*  Retrophin, Inc.........................................   3,350     85,961
 *   RTI Surgical, Inc......................................   7,852     35,962
 #*  Sage Therapeutics, Inc.................................   2,852    366,995
 #*  Sarepta Therapeutics, Inc..............................   2,468    330,120
 #*  SeaSpine Holdings Corp.................................     289      4,962
 #*  Seattle Genetics, Inc..................................   3,292    184,780
 *   Sierra Oncology, Inc...................................   5,140      8,789
     Simulations Plus, Inc..................................   2,272     45,917

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------ ------------
HEALTHCARE -- (Continued)
#*  Spectrum Pharmaceuticals, Inc..........................  6,748 $     80,301
#*  Stemline Therapeutics, Inc.............................  2,568       38,469
    STERIS P.L.C...........................................  4,871      532,449
    Stryker Corp........................................... 18,247    2,960,028
#*  Supernus Pharmaceuticals, Inc..........................  4,614      219,442
*   Surmodics, Inc.........................................  1,314       83,347
#*  Syndax Pharmaceuticals, Inc............................  5,336       25,666
#*  Syneos Health, Inc..................................... 14,567      664,692
#*  Synlogic, Inc..........................................  3,260       25,787
#*  Syros Pharmaceuticals, Inc.............................     52          342
*   Taro Pharmaceutical Industries, Ltd....................  5,346      531,980
#*  Teladoc Health, Inc....................................  5,282      366,254
    Teleflex, Inc..........................................  2,915      701,757
*   Tetraphase Pharmaceuticals, Inc........................  5,296       10,857
    Thermo Fisher Scientific, Inc.......................... 19,055    4,452,201
#*  Tivity Health, Inc.....................................  5,888      202,606
*   Triple-S Management Corp., Class B.....................  2,100       36,036
#*  Ultragenyx Pharmaceutical Inc..........................    700       33,915
*   United Therapeutics Corp...............................  7,955      881,891
    UnitedHealth Group, Inc................................ 69,364   18,128,281
    US Physical Therapy, Inc...............................  1,213      130,422
    Utah Medical Products, Inc.............................    407       35,482
#*  Vanda Pharmaceuticals Inc..............................  2,458       46,628
#*  Varex Imaging Corp.....................................  5,760      149,530
*   Varian Medical Systems, Inc............................  6,834      815,775
*   Veeva Systems, Inc., Class A...........................  6,734      615,151
*   Vertex Pharmaceuticals, Inc............................  6,100    1,033,706
#*  Vocera Communications Inc..............................  1,311       45,505
*   Waters Corp............................................  5,562    1,055,056
*   WellCare Health Plans, Inc.............................  6,354    1,753,640
    West Pharmaceutical Services, Inc......................  2,726      288,738
#*  Wright Medical Group NV................................  4,284      115,582
#*  Xencor, Inc............................................  3,723      121,817
*   Zafgen, Inc............................................  2,872       27,887
    Zimmer Biomet Holdings, Inc............................ 15,701    1,783,477
                                                                   ------------
TOTAL HEALTHCARE...........................................         229,560,991
                                                                   ------------
INDUSTRIALS -- (12.3%)
    3M Co.................................................. 22,643    4,308,057
#   AAON, Inc..............................................  8,609      296,924
    AAR Corp...............................................  3,465      164,865
#   ABM Industries, Inc.................................... 19,623      603,407
*   Acacia Research Corp...................................  3,806       12,484
    ACCO Brands Corp....................................... 15,408      124,343
    Acme United Corp.......................................    500        8,680
#   Actuant Corp., Class A.................................  8,274      197,335
    Acuity Brands, Inc.....................................  6,946      872,695
    Advanced Drainage Systems, Inc.........................  8,119      225,627
#*  AECOM.................................................. 35,442    1,032,780
#*  Aegion Corp............................................  4,353       84,274
*   Aerojet Rocketdyne Holdings, Inc....................... 12,248      432,599
*   Aerovironment, Inc.....................................  2,565      230,773
    AGCO Corp.............................................. 17,985    1,007,879
    Air Lease Corp......................................... 29,516    1,124,560
*   Air Transport Services Group, Inc......................  9,263      181,555
    Aircastle, Ltd......................................... 21,610      419,882
    Alamo Group, Inc.......................................  2,044      175,212
#   Alaska Air Group, Inc.................................. 14,300      878,306
    Albany International Corp., Class A....................  4,926      344,721

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
     Allegion P.L.C.........................................  7,162 $  613,998
     Allied Motion Technologies, Inc........................    500     21,830
     Allison Transmission Holdings, Inc..................... 28,494  1,256,016
     Altra Industrial Motion Corp........................... 10,240    330,445
     AMERCO.................................................  5,276  1,722,508
 *   Ameresco, Inc., Class A................................  6,493    106,290
     American Railcar Industries, Inc.......................    800     55,928
 *   American Woodmark Corp.................................  1,500     90,660
     AMETEK, Inc............................................ 19,321  1,296,053
     AO Smith Corp..........................................  6,644    302,501
 #   Apogee Enterprises, Inc................................  4,771    172,233
     Applied Industrial Technologies, Inc...................  7,307    480,289
 *   ARC Document Solutions, Inc............................  2,577      5,876
 *   ARC Group Worldwide, Inc...............................  2,172      3,758
     ArcBest Corp...........................................  5,840    216,781
     Arconic, Inc........................................... 17,033    346,281
     Argan, Inc.............................................  3,356    147,731
 *   Armstrong Flooring, Inc................................  2,090     32,500
 *   Armstrong World Industries, Inc........................  9,147    564,827
 *   ASGN, Inc.............................................. 10,801    724,531
 #   Astec Industries, Inc..................................  2,609     98,124
 *   Astronics Corp.........................................  5,151    150,203
 #*  Astronics Corp., Class B...............................  1,190     34,632
 *   Atkore International Group, Inc........................ 10,024    193,062
 *   Atlas Air Worldwide Holdings, Inc......................  3,402    175,611
 #*  Avis Budget Group, Inc................................. 27,297    767,592
 #*  Axon Enterprise, Inc...................................  3,842    237,128
     AZZ, Inc...............................................  3,314    146,976
 #*  Babcock & Wilcox Enterprises, Inc...................... 25,042     24,481
     Barnes Group, Inc......................................  9,557    540,926
     Barrett Business Services, Inc.........................    939     59,082
 #*  Beacon Roofing Supply, Inc............................. 17,534    489,374
     BG Staffing, Inc.......................................  2,546     65,789
 #*  Blue Bird Corp.........................................  1,375     25,589
 #*  BMC Stock Holdings, Inc................................ 12,581    210,606
     Brady Corp., Class A...................................  8,447    340,330
     Briggs & Stratton Corp.................................  8,492    123,389
 #   Brink's Co. (The)...................................... 10,410    690,391
 *   Builders FirstSource, Inc.............................. 19,553    242,066
     BWX Technologies, Inc.................................. 14,117    825,280
 #*  CAI International, Inc.................................  1,115     27,775
     Carlisle Cos., Inc.....................................  5,814    561,574
 *   Casella Waste Systems, Inc., Class A...................  2,537     82,605
     Caterpillar, Inc....................................... 38,781  4,704,911
 *   CBIZ, Inc..............................................  9,062    200,995
 #   CECO Environmental Corp................................  2,011     14,962
     CH Robinson Worldwide, Inc............................. 12,457  1,109,047
 *   Chart Industries, Inc..................................  3,776    256,957
 #*  Cimpress NV............................................  4,727    590,828
 #   Cintas Corp............................................  8,263  1,502,792
     CIRCOR International, Inc..............................  2,327     75,651
 *   Civeo Corp............................................. 14,984     42,704
 *   Clean Harbors, Inc..................................... 11,131    757,353
 #*  Colfax Corp............................................ 16,457    461,290
     Columbus McKinnon Corp.................................  3,885    142,696
     Comfort Systems USA, Inc...............................  9,955    532,393
 *   Commercial Vehicle Group, Inc..........................  3,200     21,408
 *   Continental Building Products, Inc.....................  4,160    115,690
     Copa Holdings SA, Class A..............................  2,830    204,977

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 *   Copart, Inc............................................  21,522 $1,052,641
 *   CoStar Group, Inc......................................   1,847    667,543
 *   Covenant Transportation Group, Inc., Class A...........   3,969     99,344
 *   CPI Aerostructures, Inc................................   1,133      7,704
     CRA International, Inc.................................     684     28,831
     Crane Co...............................................  11,026    959,703
 *   CSW Industrials, Inc...................................   1,566     72,083
     CSX Corp...............................................  25,975  1,788,638
     Cubic Corp.............................................   4,025    264,080
     Cummins, Inc...........................................  23,650  3,232,718
     Curtiss-Wright Corp....................................   8,282    906,548
     Deere & Co.............................................  15,744  2,132,367
     Deluxe Corp............................................   9,327    440,328
     DMC Global, Inc........................................   1,127     43,446
 #   Donaldson Co., Inc.....................................  23,751  1,217,951
     Douglas Dynamics, Inc..................................   4,728    205,148
     Dover Corp.............................................  16,809  1,392,458
 *   Ducommun, Inc..........................................   1,219     45,298
     Dun & Bradstreet Corp. (The)...........................   6,914    983,724
 *   DXP Enterprises, Inc...................................   5,236    166,400
 *   Dycom Industries, Inc..................................   6,464    438,776
     Eaton Corp. P.L.C......................................  25,343  1,816,333
 *   Echo Global Logistics, Inc.............................   5,738    147,524
     EMCOR Group, Inc.......................................  13,872    984,635
     Emerson Electric Co....................................  35,701  2,423,384
     Encore Wire Corp.......................................   4,931    217,950
     EnerSys................................................   8,254    656,771
 *   Engility Holdings, Inc.................................   5,033    156,174
     Ennis, Inc.............................................   2,732     52,892
     EnPro Industries, Inc..................................   1,721    107,046
     Equifax, Inc...........................................  12,848  1,303,301
     ESCO Technologies, Inc.................................   3,707    226,943
     Essendant, Inc.........................................   4,205     53,572
 *   Esterline Technologies Corp............................   5,583    655,221
 #*  ExOne Co. (The)........................................   1,400      9,240
     Expeditors International of Washington, Inc............  20,254  1,360,664
     Exponent, Inc..........................................   9,738    491,379
 #   Fastenal Co............................................  24,351  1,251,885
     Federal Signal Corp....................................  11,857    260,735
     FedEx Corp.............................................  11,321  2,494,469
 #   Flowserve Corp.........................................  24,091  1,105,777
     Fluor Corp.............................................  34,096  1,495,451
     Forrester Research, Inc................................   4,222    170,062
 #   Fortive Corp...........................................  16,379  1,216,141
     Fortune Brands Home & Security, Inc....................  24,050  1,078,162
     Forward Air Corp.......................................   5,139    308,289
 *   Franklin Covey Co......................................   1,000     22,340
     Franklin Electric Co., Inc.............................   7,186    304,830
 *   FreightCar America, Inc................................   1,405     20,092
 *   FTI Consulting, Inc....................................   6,487    448,317
 *   Gardner Denver Holdings, Inc...........................  10,130    274,118
 #   GATX Corp..............................................   5,242    392,783
 *   Gencor Industries, Inc.................................   1,295     14,737
 *   Generac Holdings, Inc..................................  14,797    750,652
     General Dynamics Corp..................................  15,974  2,756,793
     General Electric Co.................................... 329,888  3,331,869
 *   Genesee & Wyoming, Inc., Class A.......................   5,288    418,968
 *   Gibraltar Industries, Inc..............................   5,794    206,498
     Global Brass & Copper Holdings, Inc....................   5,644    178,463

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 *   GMS, Inc...............................................  8,137 $  133,772
 *   Goldfield Corp. (The)..................................  3,131     11,585
     Gorman-Rupp Co. (The)..................................  3,775    130,238
 *   GP Strategies Corp.....................................  2,804     40,966
     Graco, Inc............................................. 27,911  1,134,024
     Graham Corp............................................    400      9,844
 #   Granite Construction, Inc..............................  4,340    198,425
 *   Great Lakes Dredge & Dock Corp.........................  9,514     55,276
 #   Greenbrier Cos., Inc. (The)............................  7,951    377,275
     Griffon Corp...........................................  6,042     73,229
     H&E Equipment Services, Inc............................ 11,912    286,960
     Harris Corp............................................ 14,604  2,171,761
 *   Harsco Corp............................................ 20,467    562,228
 *   HD Supply Holdings, Inc................................ 54,453  2,045,799
 #   Healthcare Services Group, Inc.........................  8,956    363,524
     Heartland Express, Inc................................. 13,948    271,568
 #   HEICO Corp.............................................  7,235    606,510
     HEICO Corp., Class A................................... 10,612    707,396
     Heidrick & Struggles International, Inc................  4,482    154,674
 *   Herc Holdings, Inc.....................................  7,086    227,177
 *   Heritage-Crystal Clean, Inc............................  1,237     28,439
     Herman Miller, Inc..................................... 10,085    332,301
 #*  Hertz Global Holdings, Inc.............................  7,006     96,333
     Hexcel Corp............................................ 13,239    774,746
 *   Hill International, Inc................................  3,244      9,148
     Hillenbrand, Inc.......................................  8,874    425,065
     HNI Corp...............................................  7,765    294,216
     Honeywell International, Inc........................... 37,576  5,441,756
 *   Houston Wire & Cable Co................................  1,900     11,875
 *   Hub Group, Inc., Class A...............................  5,891    269,926
     Hubbell, Inc...........................................  9,530    969,201
 #*  Hudson Technologies, Inc...............................  2,424      2,009
     Huntington Ingalls Industries, Inc.....................  6,850  1,496,588
     Hurco Cos., Inc........................................    600     24,444
 *   Huron Consulting Group, Inc............................  6,007    327,321
 #*  Huttig Building Products, Inc..........................  2,740     10,220
     Hyster-Yale Materials Handling, Inc....................  1,600     96,720
     ICF International, Inc.................................  4,658    343,015
     IDEX Corp..............................................  5,871    744,560
 *   IES Holdings, Inc......................................  1,364     24,197
     Illinois Tool Works, Inc............................... 19,353  2,468,862
     Ingersoll-Rand P.L.C................................... 31,527  3,024,700
 *   InnerWorkings, Inc.....................................  7,179     51,617
     Insperity, Inc.........................................  9,396  1,032,151
     Insteel Industries, Inc................................  2,902     75,800
     Interface, Inc.........................................  9,097    148,190
     ITT, Inc............................................... 25,279  1,276,589
     Jacobs Engineering Group, Inc.......................... 15,614  1,172,455
     JB Hunt Transport Services, Inc........................  4,910    543,095
 #*  JELD-WEN Holding, Inc..................................  4,122     67,024
 *   JetBlue Airways Corp................................... 33,457    559,736
 #   John Bean Technologies Corp............................  5,586    580,776
     Johnson Controls International P.L.C................... 51,859  1,657,932
     Kadant, Inc............................................  2,282    225,233
     Kaman Corp.............................................  5,016    318,616
     KAR Auction Services, Inc.............................. 29,157  1,660,200
     KBR, Inc............................................... 35,735    706,838
     Kelly Services, Inc., Class A..........................  7,921    186,064
     Kennametal, Inc........................................ 11,886    421,359

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 #*  KeyW Holding Corp. (The)............................... 12,613 $   98,760
     Kforce, Inc............................................  9,003    277,472
     Kimball International, Inc., Class B...................  5,382     88,588
 #*  Kirby Corp.............................................  1,689    121,507
 #   Knight-Swift Transportation Holdings, Inc.............. 12,943    414,176
     Knoll, Inc.............................................  6,267    124,400
     Korn/Ferry International............................... 11,555    521,593
 #*  Kratos Defense & Security Solutions, Inc............... 12,631    158,266
     L3 Technologies, Inc...................................  8,931  1,692,157
     Landstar System, Inc...................................  6,713    671,904
 *   Lawson Products, Inc...................................    796     26,316
 *   LB Foster Co., Class A.................................    958     17,416
 #   Lennox International, Inc..............................  6,390  1,347,587
     Lincoln Electric Holdings, Inc......................... 11,757    951,259
 #   Lindsay Corp...........................................  2,320    221,838
     LS Starrett Co. (The), Class A.........................  1,000      5,420
 #   LSC Communications, Inc................................  7,122     67,160
     LSI Industries, Inc....................................  1,800      7,776
 *   Lydall, Inc............................................  2,892     86,384
 #   Macquarie Infrastructure Corp..........................  9,036    333,880
 #*  Manitowoc Co., Inc. (The)..............................  5,741    104,945
     ManpowerGroup, Inc..................................... 11,745    896,026
     Marten Transport, Ltd..................................  5,543    106,758
     Masco Corp............................................. 23,915    717,450
 *   Masonite International Corp............................  2,005    111,057
 #*  MasTec, Inc............................................ 15,403    670,185
 #   Matthews International Corp., Class A..................  5,072    211,097
     McGrath RentCorp.......................................  5,254    280,511
 *   Mercury Systems, Inc...................................  4,095    191,892
 *   Meritor, Inc........................................... 18,594    315,912
 #*  Middleby Corp. (The)...................................  7,855    882,117
 *   Milacron Holdings Corp................................. 10,781    150,934
     Miller Industries, Inc.................................    900     21,753
 *   Mistras Group, Inc.....................................  3,871     77,033
     Mobile Mini, Inc.......................................  8,504    349,684
     Moog, Inc., Class A....................................  4,688    335,426
 *   MRC Global, Inc........................................ 17,222    272,624
     MSA Safety, Inc........................................  3,330    347,785
     MSC Industrial Direct Co., Inc., Class A............... 12,917  1,047,052
     Mueller Industries, Inc................................  5,807    141,400
     Mueller Water Products, Inc., Class A.................. 21,298    218,517
 #   Multi-Color Corp.......................................  4,043    214,926
 *   MYR Group, Inc.........................................  3,112    103,910
 #   National Presto Industries, Inc........................    700     87,269
     Navigant Consulting, Inc...............................  6,703    144,785
 *   Navistar International Corp............................ 14,569    487,916
 *   NCI Building Systems, Inc..............................  7,677     94,043
 #*  Nexeo Solutions, Inc...................................  1,000     10,450
     Nielsen Holdings P.L.C................................. 56,342  1,463,765
 *   NL Industries, Inc.....................................  1,570      8,321
 #   NN, Inc................................................  3,098     35,937
     Nordson Corp...........................................  9,664  1,185,483
     Northrop Grumman Corp.................................. 10,745  2,814,653
 #*  Northwest Pipe Co......................................  1,100     19,591
 #*  NOW, Inc............................................... 28,915    371,269
 *   NV5 Global, Inc........................................  2,181    170,271
     nVent Electric P.L.C................................... 14,413    351,965
     Old Dominion Freight Line, Inc.........................  7,058    920,504
     Omega Flex, Inc........................................    391     23,656

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 *   Orion Group Holdings, Inc..............................  1,224 $    5,777
     Oshkosh Corp........................................... 14,565    817,679
     PACCAR, Inc............................................ 67,192  3,844,054
 *   PAM Transportation Services, Inc.......................     48      2,814
     Parker-Hannifin Corp................................... 15,763  2,390,144
     Park-Ohio Holdings Corp................................  1,124     37,182
 *   Patrick Industries, Inc................................  4,554    198,145
 *   Patriot Transportation Holding, Inc....................    404      8,080
     Pentair P.L.C.......................................... 29,254  1,174,548
 *   PGT Innovations, Inc...................................  4,692     95,060
     Pitney Bowes, Inc...................................... 46,168    305,632
     Powell Industries, Inc.................................  1,050     30,618
     Preformed Line Products Co.............................    500     31,600
     Primoris Services Corp.................................  9,291    196,690
 *   Proto Labs, Inc........................................  2,831    338,163
     Quad/Graphics, Inc.....................................  5,242     80,884
     Quanex Building Products Corp..........................  2,223     32,945
 *   Quanta Services, Inc................................... 22,735    709,332
 *   Radiant Logistics, Inc.................................  3,151     17,141
     Raven Industries, Inc..................................  2,635    114,570
     Raytheon Co............................................ 24,949  4,367,073
 *   RBC Bearings, Inc......................................  2,213    326,816
     Regal Beloit Corp......................................  6,212    445,400
 *   Resideo Technologies, Inc..............................  6,263    131,829
     Resources Connection, Inc..............................  6,015     98,165
 #   REV Group, Inc.........................................  2,821     30,777
 *   Rexnord Corp........................................... 16,932    453,947
 #*  Roadrunner Transportation Systems, Inc.................  2,764      1,270
     Robert Half International, Inc......................... 35,861  2,170,666
     Rockwell Automation, Inc............................... 13,476  2,219,901
     Rockwell Collins, Inc.................................. 16,254  2,080,837
 #   Rollins, Inc........................................... 15,690    928,848
     Roper Technologies, Inc................................  3,958  1,119,718
     Rush Enterprises, Inc., Class A........................  6,687    236,653
     Ryder System, Inc......................................  9,780    540,932
 *   Saia, Inc..............................................  3,500    220,010
     Schneider National, Inc., Class B...................... 11,758    257,147
 #   Scorpio Bulkers, Inc...................................  5,386     34,255
 *   Sensata Technologies Holding P.L.C..................... 31,066  1,456,995
 #*  SiteOne Landscape Supply, Inc..........................  8,257    561,806
 #   Snap-on, Inc........................................... 11,547  1,777,545
 *   SP Plus Corp...........................................  2,747     87,794
     Spartan Motors, Inc....................................  3,151     21,206
 *   Sparton Corp...........................................    143      1,770
     Spirit AeroSystems Holdings, Inc., Class A............. 16,164  1,357,938
 *   SPX Corp...............................................  2,883     84,530
 *   SPX FLOW, Inc..........................................  7,258    248,441
     Standex International Corp.............................  1,282    103,996
     Stanley Black & Decker, Inc............................ 13,688  1,594,926
     Steelcase, Inc., Class A............................... 15,524    257,698
 *   Sterling Construction Co., Inc.........................  1,372     15,586
     Sun Hydraulics Corp....................................  3,372    156,461
 #*  Sunrun, Inc............................................ 13,853    169,838
     Systemax, Inc..........................................  9,366    302,615
 #*  Team, Inc..............................................  3,960     78,804
 *   Teledyne Technologies, Inc.............................  4,462    987,351
     Tennant Co.............................................  1,764    107,816
 #   Terex Corp............................................. 11,874    396,473
     Tetra Tech, Inc........................................  8,750    577,850

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------ ------------
INDUSTRIALS -- (Continued)
#*  Textainer Group Holdings, Ltd..........................  1,000 $     11,730
    Textron, Inc........................................... 29,358    1,574,470
*   Thermon Group Holdings, Inc............................  3,145       67,869
    Timken Co. (The)....................................... 13,819      546,541
    Titan International, Inc...............................  6,299       44,471
*   Titan Machinery, Inc...................................  1,852       26,391
#   Toro Co. (The)......................................... 23,310    1,313,052
#*  TPI Composites, Inc....................................  6,062      153,126
#*  TransDigm Group, Inc...................................  3,741    1,235,465
#   TransUnion............................................. 14,133      929,245
*   Trex Co., Inc..........................................  4,022      246,549
*   TriMas Corp............................................  4,787      140,977
*   TriNet Group, Inc...................................... 13,910      653,631
    Trinity Industries, Inc................................ 19,932      569,059
    Triton International, Ltd.............................. 20,006      643,593
#   Triumph Group, Inc.....................................  7,373      134,557
*   TrueBlue, Inc..........................................  7,440      173,575
#*  Tutor Perini Corp......................................  6,203       96,147
*   Twin Disc, Inc.........................................  1,000       19,130
    UniFirst Corp..........................................  1,949      290,986
    Union Pacific Corp.....................................  8,345    1,220,206
    United Parcel Service, Inc., Class B................... 26,743    2,849,199
*   United Rentals, Inc....................................  9,511    1,141,986
    United Technologies Corp............................... 47,544    5,905,440
*   Univar, Inc............................................ 37,023      911,506
    Universal Forest Products, Inc.........................  3,975      112,373
    Universal Logistics Holdings, Inc......................  1,639       44,532
*   USA Truck, Inc.........................................  1,300       25,571
#*  USG Corp............................................... 10,209      431,024
    Valmont Industries, Inc................................  3,833      476,480
*   Vectrus, Inc...........................................    888       23,798
*   Verisk Analytics, Inc.................................. 19,203    2,301,288
*   Veritiv Corp...........................................  2,117       70,581
    Viad Corp..............................................  2,443      116,995
#*  Vicor Corp.............................................  2,080       83,408
    VSE Corp...............................................  1,028       32,238
    Wabash National Corp...................................  8,546      129,045
*   WABCO Holdings, Inc....................................  5,984      642,981
#   Wabtec Corp............................................ 10,223      838,490
*   WageWorks, Inc.........................................  3,504      139,494
#   Watsco, Inc............................................  7,582    1,123,501
    Watts Water Technologies, Inc., Class A................  3,578      250,639
#*  Welbilt, Inc........................................... 19,187      359,181
#   Werner Enterprises, Inc................................ 10,293      331,332
*   Wesco Aircraft Holdings, Inc........................... 14,445      147,050
*   WESCO International, Inc............................... 13,456      675,222
#*  Willdan Group, Inc.....................................    407       12,291
*   Willis Lease Finance Corp..............................    474       16,410
    Woodward, Inc.......................................... 10,090      743,028
#   WW Grainger, Inc.......................................  8,330    2,365,470
*   XPO Logistics, Inc..................................... 16,377    1,463,776
    Xylem, Inc............................................. 18,144    1,189,884
*   YRC Worldwide, Inc.....................................  3,057       25,251
                                                                   ------------
TOTAL INDUSTRIALS..........................................         215,542,676
                                                                   ------------
INFORMATION TECHNOLOGY -- (18.7%)
#*  Acacia Communications, Inc.............................  6,401      220,642
    Accenture P.L.C., Class A.............................. 53,494    8,431,724
*   ACI Worldwide, Inc..................................... 15,147      380,038

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Adobe, Inc.............................................  22,334 $ 5,488,804
    ADTRAN, Inc............................................   9,073     121,941
*   Advanced Energy Industries, Inc........................   4,110     176,853
#*  Advanced Micro Devices, Inc............................  91,782   1,671,350
*   Agilysys, Inc..........................................   1,572      25,576
*   Akamai Technologies, Inc...............................   9,900     715,275
*   Alarm.com Holdings, Inc................................   5,868     261,009
    Alliance Data Systems Corp.............................   5,289   1,090,486
*   Alpha & Omega Semiconductor, Ltd.......................   2,166      20,079
    Amdocs, Ltd............................................  12,143     768,288
    American Software, Inc., Class A.......................   1,400      16,114
#*  Amkor Technology, Inc..................................  26,848     191,963
#*  Amtech Systems, Inc....................................   1,892       8,873
    Analog Devices, Inc....................................   9,757     816,758
*   Anixter International, Inc.............................   5,671     372,528
*   ANSYS, Inc.............................................   5,501     822,675
*   Appfolio, Inc., Class A................................   1,445      82,510
    Apple, Inc............................................. 320,172  70,072,844
    Applied Materials, Inc.................................  62,632   2,059,340
#*  Applied Optoelectronics, Inc...........................     821      16,116
*   Arista Networks, Inc...................................   4,918   1,132,861
*   ARRIS International P.L.C..............................  33,545     834,264
*   Arrow Electronics, Inc.................................  16,988   1,150,257
*   Aspen Technology, Inc..................................  10,725     910,445
#*  Asure Software, Inc....................................   1,020      11,363
*   Atlassian Corp. P.L.C., Class A........................   1,914     145,292
*   Autodesk, Inc..........................................  12,186   1,575,040
    Automatic Data Processing, Inc.........................  29,423   4,239,266
#*  Avid Technology, Inc...................................   2,813      14,909
    Avnet, Inc.............................................  18,679     748,468
*   Aware, Inc.............................................     500       1,915
*   Axcelis Technologies, Inc..............................   2,358      40,699
#*  AXT, Inc...............................................   2,116      13,944
    Badger Meter, Inc......................................   2,964     145,562
    Bel Fuse, Inc., Class B................................     878      19,316
#   Belden, Inc............................................   3,800     205,390
    Benchmark Electronics, Inc.............................   3,600      78,588
#*  Black Box Corp.........................................   1,910       1,643
*   Black Knight, Inc......................................  19,749     963,159
#   Blackbaud, Inc.........................................   6,067     435,125
    Booz Allen Hamilton Holding Corp.......................  22,813   1,130,156
*   Bottomline Technologies de, Inc........................   3,516     234,306
    Broadcom, Inc..........................................  10,430   2,331,001
    Broadridge Financial Solutions, Inc....................  11,542   1,349,721
#   Brooks Automation, Inc.................................   7,442     230,925
    CA, Inc................................................  52,951   2,348,906
    Cabot Microelectronics Corp............................   2,168     211,640
*   CACI International, Inc., Class A......................   4,202     749,889
*   Cadence Design Systems, Inc............................  23,838   1,062,460
#*  CalAmp Corp............................................   2,229      44,446
*   Calix, Inc.............................................   5,447      39,763
*   Carbonite, Inc.........................................   6,338     216,823
*   Cardtronics P.L.C., Class A............................   6,767     183,792
    Cass Information Systems, Inc..........................   1,317      87,054
    CDK Global, Inc........................................  19,922   1,140,335
    CDW Corp...............................................  14,681   1,321,437
*   CEVA, Inc..............................................   2,935      72,318
*   Ciena Corp.............................................  25,130     785,564
    Cisco Systems, Inc..................................... 218,772  10,008,819

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INFORMATION TECHNOLOGY -- (Continued)
 *   Cision, Ltd............................................ 15,364 $  227,234
 *   Citrix Systems, Inc.................................... 13,329  1,365,823
 *   Clearfield, Inc........................................  1,200     14,424
     ClearOne, Inc..........................................    858      1,416
     Cognex Corp............................................ 10,410    445,964
     Cognizant Technology Solutions Corp., Class A.......... 26,508  1,829,847
 #*  Coherent, Inc..........................................  1,979    243,694
     Cohu, Inc..............................................  5,249    109,179
 *   CommScope Holding Co., Inc.............................  8,901    214,158
 *   CommVault Systems Inc..................................  3,665    213,376
 *   Computer Task Group, Inc...............................  2,600     12,298
     Comtech Telecommunications Corp........................  4,990    139,321
 *   Conduent, Inc.......................................... 40,892    781,037
 *   Control4 Corp..........................................  4,003    111,764
 *   CoreLogic, Inc......................................... 13,896    564,456
 *   Cray, Inc..............................................  2,625     59,561
 #   CSG Systems International, Inc.........................  4,766    167,287
 #*  CyberOptics Corp.......................................    483     10,211
     Daktronics, Inc........................................  4,036     29,503
 #   Diebold Nixdorf, Inc...................................  3,154     12,301
 *   Digi International, Inc................................  2,612     30,299
 *   Diodes, Inc............................................  5,496    165,924
     Dolby Laboratories, Inc., Class A......................  9,583    659,406
 *   DSP Group, Inc.........................................  1,896     23,188
     DXC Technology Co...................................... 35,573  2,590,782
 #   Ebix, Inc..............................................  2,775    159,035
 *   EchoStar Corp., Class A................................  4,372    177,285
 #*  Electro Scientific Industries, Inc.....................  2,000     58,000
 *   Electronics For Imaging, Inc...........................  8,510    259,130
 #*  Ellie Mae, Inc.........................................  2,660    176,305
 *   EMCORE Corp............................................  1,184      5,837
 *   Endurance International Group Holdings, Inc............ 27,150    267,971
     Entegris, Inc.......................................... 10,757    285,491
 #*  Envestnet, Inc.........................................  3,721    193,566
 *   EPAM Systems, Inc......................................  5,783    690,895
 *   ePlus, Inc.............................................  2,542    215,765
 *   Euronet Worldwide, Inc.................................  7,965    885,549
     EVERTEC, Inc........................................... 16,181    422,000
 *   ExlService Holdings, Inc...............................  4,357    279,284
 *   F5 Networks, Inc.......................................  5,859  1,026,966
 *   Fabrinet...............................................  1,600     69,312
 *   Fair Isaac Corp........................................  4,017    774,116
 *   FARO Technologies, Inc.................................  3,724    188,211
     Fidelity National Information Services, Inc............ 20,932  2,179,021
 #*  Finisar Corp........................................... 20,405    340,559
 *   First Data Corp., Class A.............................. 55,858  1,046,779
 *   Fiserv, Inc............................................ 27,027  2,143,241
 #*  Fitbit, Inc., Class A.................................. 36,521    172,744
 *   FleetCor Technologies, Inc.............................  8,817  1,763,665
 *   Flex, Ltd.............................................. 44,835    352,403
     FLIR Systems, Inc......................................  9,455    437,861
 *   FormFactor, Inc........................................ 11,485    140,576
 *   Fortinet, Inc.......................................... 10,500    862,890
 *   Frequency Electronics, Inc.............................  1,723     19,125
 #*  Gartner, Inc...........................................  7,263  1,071,438
     Genpact, Ltd........................................... 14,973    410,410
     Global Payments, Inc................................... 10,659  1,217,578
     GlobalSCAPE, Inc.......................................  2,764     11,084
 *   Globant SA.............................................  3,154    162,368

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   GoDaddy, Inc., Class A.................................  12,258 $   896,918
*   GSI Technology, Inc....................................   2,247      13,280
#*  GTT Communications, Inc................................   9,048     324,823
*   Guidewire Software, Inc................................   5,845     520,030
    Hackett Group, Inc. (The)..............................   4,000      81,880
#*  Harmonic, Inc..........................................   9,882      54,450
    Hewlett Packard Enterprise Co..........................  96,640   1,473,760
    HP, Inc................................................  90,104   2,175,111
#*  HubSpot, Inc...........................................   1,883     255,429
#*  Ichor Holdings, Ltd....................................   4,111      72,970
*   Immersion Corp.........................................   4,600      46,046
*   Imperva Inc............................................   4,205     232,747
*   Infinera Corp..........................................  27,228     150,843
#*  Inphi Corp.............................................   3,230     103,360
*   Insight Enterprises, Inc...............................   4,619     238,756
*   Integrated Device Technology, Inc......................  15,373     719,610
    Intel Corp............................................. 210,144   9,851,551
    InterDigital, Inc......................................   4,528     321,262
#*  Internap Corp..........................................     200       1,714
    International Business Machines Corp...................  59,958   6,920,952
#*  Intevac, Inc...........................................   1,900       9,120
    Intuit, Inc............................................  19,753   4,167,883
#*  IPG Photonics Corp.....................................     118      15,759
*   Itron, Inc.............................................   3,564     185,827
#   j2 Global, Inc.........................................   9,055     659,566
    Jabil, Inc.............................................  17,553     434,086
    Jack Henry & Associates, Inc...........................   5,906     884,896
    Juniper Networks, Inc..................................  45,167   1,322,038
*   KEMET Corp.............................................   3,386      73,747
*   Key Tronic Corp........................................     334       2,448
*   Keysight Technologies, Inc.............................   8,478     483,924
*   Kimball Electronics, Inc...............................   1,207      22,209
    KLA-Tencor Corp........................................  16,818   1,539,520
#*  Knowles Corp...........................................   5,382      87,081
#*  Kopin Corp.............................................   5,600      12,488
    Kulicke & Soffa Industries, Inc........................   8,480     172,398
*   KVH Industries, Inc....................................   1,119      13,820
    Lam Research Corp......................................   9,594   1,359,758
    Leidos Holdings, Inc...................................  14,411     933,545
*   Limelight Networks, Inc................................   9,772      39,381
*   LiveRamp Holdings, Inc.................................   9,759     445,791
    LogMeIn, Inc...........................................   7,810     672,597
#*  Lumentum Holdings, Inc.................................   3,461     189,144
*   Luxoft Holding, Inc....................................   1,045      43,085
#*  MagnaChip Semiconductor Corp...........................   3,441      27,803
*   Manhattan Associates, Inc..............................   8,544     407,891
    ManTech International Corp., Class A...................   5,183     296,882
    Marvell Technology Group, Ltd..........................  35,177     577,255
    Mastercard, Inc., Class A..............................  73,222  14,473,793
    MAXIMUS, Inc...........................................  12,054     783,148
#*  MaxLinear, Inc.........................................   5,498     106,716
#   Mesa Laboratories, Inc.................................     200      36,538
    Methode Electronics, Inc...............................   2,769      81,962
    Microsoft Corp......................................... 293,979  31,399,897
*   MicroStrategy, Inc., Class A...........................   1,106     139,323
*   Mimecast, Ltd..........................................   1,716      59,820
#*  MINDBODY, Inc., Class A................................   1,623      51,676
    MKS Instruments, Inc...................................   5,684     418,854
*   MoneyGram International, Inc...........................   5,134      21,768

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
     Monotype Imaging Holdings, Inc.........................   3,966 $   69,524
     Motorola Solutions, Inc................................  10,008  1,226,580
 #   MTS Systems Corp.......................................   2,492    117,996
 *   Nanometrics, Inc.......................................   3,370    108,042
     National Instruments Corp..............................  12,315    603,066
 #*  NCR Corp...............................................  12,651    339,679
     NetApp, Inc............................................  24,218  1,900,871
 *   NETGEAR, Inc...........................................   3,847    213,432
 #*  NetScout Systems, Inc..................................  13,195    333,306
 #*  New Relic, Inc.........................................   2,518    224,732
     NIC, Inc...............................................   9,866    131,316
 *   Novanta, Inc...........................................   4,373    254,552
 *   Nuance Communications, Inc.............................  35,638    619,745
 *   Nutanix, Inc., Class A.................................   3,202    132,915
     NVE Corp...............................................     386     32,694
     NVIDIA Corp............................................  38,814  8,183,156
 *   Oclaro, Inc............................................   7,232     59,447
 #*  Okta, Inc..............................................   2,062    120,338
 #*  OneSpan, Inc...........................................   4,089     60,006
     Oracle Corp............................................ 140,999  6,886,391
 #*  OSI Systems, Inc.......................................   1,806    124,903
 *   Palo Alto Networks, Inc................................   2,053    375,781
 *   PAR Technology Corp....................................   1,359     24,054
     Paychex, Inc...........................................  32,748  2,144,667
 #*  Paycom Software, Inc...................................   6,879    861,251
 *   Paylocity Holding Corp.................................   3,759    247,305
 *   PayPal Holdings, Inc...................................  43,364  3,650,815
     PC Connection, Inc.....................................   2,867     95,012
 *   PCM, Inc...............................................     600     11,322
 #*  PDF Solutions, Inc.....................................   2,200     17,600
 #   Pegasystems, Inc.......................................   5,279    282,532
 *   Perficient, Inc........................................   2,924     73,158
     Perspecta, Inc.........................................  15,975    391,228
 *   PFSweb, Inc............................................   1,693     12,003
 *   Photronics, Inc........................................   6,810     66,329
     Plantronics, Inc.......................................   5,841    344,444
 *   Plexus Corp............................................     223     13,023
     Power Integrations, Inc................................     628     35,369
 #*  PRGX Global, Inc.......................................   1,900     16,302
     Progress Software Corp.................................   7,517    241,596
 #*  Proofpoint, Inc........................................   2,802    254,842
 *   PTC, Inc...............................................   3,637    299,725
 *   Pure Storage, Inc., Class A............................   7,041    142,087
     QAD, Inc., Class A.....................................   1,155     49,007
 #   QUALCOMM, Inc..........................................  55,892  3,515,048
 *   Qualys, Inc............................................   3,253    231,744
 *   RealNetworks, Inc......................................   2,200      4,642
 #*  RealPage, Inc..........................................   8,921    472,813
 *   Red Hat, Inc...........................................  11,295  1,938,674
 *   Ribbon Communications, Inc.............................   4,779     32,497
     Richardson Electronics, Ltd............................     500      3,820
 *   RingCentral, Inc., Class A.............................   3,191    248,036
 *   Rubicon Project, Inc. (The)............................   3,297     11,243
 *   Rudolph Technologies, Inc..............................   3,224     67,027
     Sabre Corp.............................................  60,174  1,483,289
 *   salesforce.com, Inc....................................  16,225  2,226,719
     Sapiens International Corp. NV.........................   1,234     14,031
 *   ScanSource, Inc........................................   5,587    217,223
     Science Applications International Corp................   9,671    672,231

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Seachange International, Inc...........................   5,000 $      8,150
*   Semtech Corp...........................................   3,005      135,045
#*  ServiceNow, Inc........................................   3,812      690,124
#*  ServiceSource International, Inc.......................   4,898        6,514
*   Silicon Laboratories, Inc..............................   2,107      171,784
*   Splunk, Inc............................................   4,219      421,225
*   SPS Commerce Inc.......................................   1,467      136,563
*   Square, Inc., Class A..................................   7,503      551,095
    SS&C Technologies Holdings, Inc........................  20,087    1,027,651
#*  StarTek, Inc...........................................   1,400        7,994
#*  Stratasys, Ltd.........................................   6,894      131,400
#*  Super Micro Computer, Inc..............................   4,918       64,426
*   Sykes Enterprises, Inc.................................  10,168      311,853
    Symantec Corp..........................................  13,395      243,119
#*  Synaptics, Inc.........................................   2,318       87,018
#*  Synchronoss Technologies, Inc..........................   5,296       31,352
    SYNNEX Corp............................................   6,951      539,467
*   Synopsys, Inc..........................................   9,994      894,763
#*  Tableau Software, Inc., Class A........................   4,695      500,863
    TE Connectivity, Ltd...................................   8,997      678,554
*   Tech Data Corp.........................................   4,839      341,924
#*  Telaria, Inc...........................................   9,746       28,556
*   Telenav, Inc...........................................   2,293        9,768
*   Teradata Corp..........................................  21,127      769,023
#   Teradyne, Inc..........................................  26,600      916,370
    TESSCO Technologies, Inc...............................     626        7,565
    TiVo Corp..............................................  15,131      166,441
    Total System Services, Inc.............................  13,008    1,185,679
#*  Trade Desk, Inc. (The), Class A........................   3,561      439,962
    TransAct Technologies, Inc.............................     300        4,410
    Travelport Worldwide, Ltd..............................  17,596      263,236
*   Trimble, Inc...........................................  18,434      689,063
    TTEC Holdings, Inc.....................................   5,013      124,924
#*  Twilio, Inc., Class A..................................   2,893      217,611
*   Tyler Technologies, Inc................................   3,497      740,175
#   Ubiquiti Networks, Inc.................................   6,969      648,744
*   Ultimate Software Group, Inc. (The)....................   1,384      369,016
*   Ultra Clean Holdings, Inc..............................   1,982       20,851
#*  Unisys Corp............................................     642       11,819
#*  Veeco Instruments, Inc.................................   3,733       35,501
*   Verint Systems, Inc....................................   7,927      362,026
*   VeriSign, Inc..........................................   7,524    1,072,471
#*  ViaSat, Inc............................................   4,582      292,148
*   Viavi Solutions, Inc...................................  23,135      266,747
*   Virtusa Corp...........................................   4,344      215,419
#   Visa, Inc., Class A.................................... 117,212   16,157,674
*   Vishay Precision Group, Inc............................     335       10,871
*   VMware, Inc., Class A..................................   3,396      480,160
#   Western Union Co. (The)................................  69,831    1,259,751
*   WEX, Inc...............................................   5,694    1,001,916
#*  Workday, Inc., Class A.................................   3,194      424,866
*   Worldpay, Inc., Class A................................  14,929    1,371,079
    Xerox Corp.............................................  37,979    1,058,475
    Xilinx, Inc............................................  16,531    1,411,251
    Xperi Corp.............................................   5,194       67,522
*   Zebra Technologies Corp., Class A......................   6,971    1,159,277
*   Zendesk, Inc...........................................   4,722      259,568
*   Zix Corp...............................................   2,090       14,087
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          328,692,575
                                                                    ------------

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 MATERIALS -- (3.2%)
 >>  A Schulman, Inc........................................  3,805 $    7,268
 *   AdvanSix, Inc..........................................  5,770    160,060
 *   AgroFresh Solutions, Inc...............................  3,791     21,647
 #   Albemarle Corp......................................... 12,910  1,280,930
     American Vanguard Corp.................................  6,217    100,094
 #*  Ampco-Pittsburgh Corp..................................  1,800      6,678
     AptarGroup, Inc........................................ 11,080  1,129,717
     Ashland Global Holdings, Inc...........................  8,307    614,552
     Avery Dennison Corp.................................... 20,147  1,827,736
 *   Axalta Coating Systems, Ltd............................ 74,210  1,831,503
     Balchem Corp...........................................  4,275    400,354
 #   Ball Corp.............................................. 50,863  2,278,662
     Bemis Co., Inc......................................... 15,938    729,482
 #*  Berry Global Group, Inc................................ 11,679    509,438
     Boise Cascade Co.......................................  9,523    293,213
     Celanese Corp.......................................... 10,553  1,023,008
     Chase Corp.............................................  1,529    164,887
     Chemours Co. (The)..................................... 39,297  1,297,194
 *   Clearwater Paper Corp..................................  2,428     58,612
 *   Coeur Mining, Inc...................................... 33,561    160,422
 #   Compass Minerals International, Inc....................  5,478    265,738
 #*  Crown Holdings, Inc.................................... 34,037  1,439,425
     Domtar Corp............................................  5,740    265,819
     DowDuPont, Inc......................................... 34,493  1,859,863
     Eastman Chemical Co....................................  7,935    621,707
     Ecolab, Inc............................................ 20,556  3,148,151
 #*  Ferro Corp............................................. 17,176    290,961
     Ferroglobe P.L.C.......................................  7,336     44,676
     FMC Corp............................................... 18,981  1,482,036
     FutureFuel Corp........................................  5,003     82,049
 #*  GCP Applied Technologies, Inc..........................  9,264    240,586
 #   Graphic Packaging Holding Co........................... 64,265    707,558
     Greif, Inc., Class A...................................  5,653    267,387
     Greif, Inc., Class B...................................  1,339     68,771
     Hawkins, Inc...........................................  1,225     41,233
     Haynes International, Inc..............................    347     10,049
 #   HB Fuller Co........................................... 11,015    489,727
 #   Hecla Mining Co........................................ 46,245    110,988
     Huntsman Corp.......................................... 47,081  1,030,132
 *   Ingevity Corp..........................................  5,355    487,733
     Innophos Holdings, Inc.................................  2,662     77,997
     Innospec, Inc..........................................  5,286    353,739
 #   International Flavors & Fragrances, Inc................  9,474  1,370,509
     International Paper Co................................. 33,058  1,499,511
     KapStone Paper and Packaging Corp...................... 11,999    419,965
     KMG Chemicals, Inc.....................................  3,539    265,496
 *   Koppers Holdings, Inc..................................  2,305     61,659
 *   Kraton Corp............................................  6,001    165,267
     Kronos Worldwide, Inc.................................. 10,711    150,275
     Louisiana-Pacific Corp................................. 26,190    570,156
 *   LSB Industries, Inc....................................  1,000      7,600
     LyondellBasell Industries NV, Class A..................  2,525    225,407
     Materion Corp..........................................  3,829    217,602
     Mercer International, Inc..............................  9,541    145,119
     Minerals Technologies, Inc.............................  5,888    322,368
     Mosaic Co. (The)....................................... 13,356    413,235
     Myers Industries, Inc..................................  9,600    152,256
     Neenah, Inc............................................  3,136    252,323
 #   NewMarket Corp.........................................  3,139  1,211,528

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 MATERIALS -- (Continued)
     Newmont Mining Corp.................................... 26,687 $   825,162
     Northern Technologies International Corp...............    800      25,880
 *   OMNOVA Solutions, Inc..................................  5,800      42,862
     Packaging Corp. of America............................. 11,781   1,081,614
     PH Glatfelter Co.......................................  6,681     119,590
 #*  Platform Specialty Products Corp....................... 48,974     529,899
     PolyOne Corp........................................... 17,340     560,255
 #   PPG Industries, Inc.................................... 30,325   3,186,854
 *   PQ Group Holdings, Inc.................................  2,891      46,400
 #   Quaker Chemical Corp...................................  1,044     187,816
 #   Rayonier Advanced Materials, Inc.......................  8,900     110,182
     Reliance Steel & Aluminum Co........................... 18,317   1,445,578
     Royal Gold, Inc........................................  4,773     365,755
     RPM International, Inc................................. 19,919   1,218,445
 *   Ryerson Holding Corp...................................  4,643      42,623
     Schnitzer Steel Industries, Inc., Class A..............  4,535     121,991
 #   Scotts Miracle-Gro Co. (The)........................... 17,258   1,151,799
 #   Sealed Air Corp........................................ 27,562     891,906
 #   Sensient Technologies Corp.............................  7,835     508,178
     Sherwin-Williams Co. (The).............................  9,023   3,550,280
     Silgan Holdings, Inc................................... 25,977     624,227
     Sonoco Products Co..................................... 20,005   1,091,873
     Stepan Co..............................................  3,943     325,652
     Synalloy Corp..........................................    300       5,547
 *   Trecora Resources......................................    500       5,400
     Tredegar Corp..........................................  2,773      51,578
 #   Trinseo SA.............................................  9,167     493,918
 *   UFP Technologies, Inc..................................    760      26,235
 *   Universal Stainless & Alloy Products, Inc..............    601      11,804
 #*  US Concrete, Inc.......................................  1,620      52,877
 #   Valvoline, Inc......................................... 44,180     880,066
 *   Verso Corp., Class A...................................  2,362      66,396
     Vulcan Materials Co....................................  6,992     707,171
     Westlake Chemical Corp.................................  6,169     439,850
     WestRock Co............................................  8,916     383,120
     Worthington Industries, Inc............................  9,898     414,528
     WR Grace & Co..........................................  8,041     520,976
                                                                    -----------
 TOTAL MATERIALS............................................         56,846,345
                                                                    -----------
 REAL ESTATE -- (0.3%)
     Alexander & Baldwin, Inc...............................  8,184     159,915
 *   Altisource Portfolio Solutions SA......................    510      12,867
 *   CBRE Group, Inc., Class A.............................. 49,605   1,998,586
     Consolidated-Tomoka Land Co............................    572      33,130
 *   FRP Holdings, Inc......................................    837      40,569
     Griffin Industrial Realty, Inc.........................    600      21,072
     HFF, Inc., Class A.....................................  7,882     289,664
 #*  Howard Hughes Corp. (The)..............................  4,146     462,362
     Jones Lang LaSalle, Inc................................ 10,091   1,334,636
 #*  JW Mays, Inc...........................................    248       9,871
 #   Kennedy-Wilson Holdings, Inc...........................  4,457      84,594
 *   Marcus & Millichap, Inc................................  6,835     237,311
 #*  Maui Land & Pineapple Co., Inc.........................  8,512      95,930
 *   Rafael Holdings, Inc., Class B.........................  1,730      14,082
     RE/MAX Holdings, Inc., Class A.........................  3,270     122,265
 #   Realogy Holdings Corp.................................. 19,187     365,896
     RMR Group, Inc. (The), Class A.........................  3,772     286,219
 #*  St Joe Co. (The).......................................  5,730      87,039
 #*  Stratus Properties, Inc................................    321       9,261

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                               Shares       Value+
                                                              --------- --------------
REAL ESTATE -- (Continued)
*     Tejon Ranch Co.........................................     2,154 $       40,926
                                                                        --------------
TOTAL REAL ESTATE.                                                           5,706,195
                                                                        --------------
UTILITIES -- (1.0%)
#     American States Water Co...............................     9,998        612,078
      American Water Works Co., Inc..........................    17,969      1,590,796
#     Aqua America, Inc......................................    45,212      1,470,746
      Atmos Energy Corp......................................     8,929        831,111
      California Water Service Group.........................    11,633        488,586
      Chesapeake Utilities Corp..............................     4,729        375,719
#     Clearway Energy, Inc., Class A.........................     5,815        112,927
      Clearway Energy, Inc., Class A.........................    10,478        205,474
      Connecticut Water Service, Inc.........................     3,157        218,212
      Consolidated Edison, Inc...............................    23,555      1,790,180
      Consolidated Water Co., Ltd............................       163          2,005
#     Eversource Energy......................................    32,862      2,078,850
      Genie Energy, Ltd., Class B............................       102            541
      Middlesex Water Co.....................................     3,825        172,125
      New Jersey Resources Corp..............................    16,898        762,100
      Northwest Natural Holding Co...........................     4,458        288,834
      ONE Gas, Inc...........................................     9,409        742,464
#     Ormat Technologies, Inc................................    10,670        545,984
#     Pattern Energy Group, Inc., Class A....................    24,300        435,456
      PG&E Corp..............................................    38,578      1,805,836
      SJW Corp...............................................     3,572        216,928
#     South Jersey Industries, Inc...........................    19,912        588,200
      Southwest Gas Holdings, Inc............................     9,374        724,329
      Spire, Inc.............................................     8,250        598,785
#     TerraForm Power, Inc., Class A.........................    42,205        475,650
      UGI Corp...............................................    22,561      1,197,087
      Unitil Corp............................................     1,602         76,111
      York Water Co. (The)...................................     1,961         61,065
                                                                        --------------
TOTAL UTILITIES..............................................               18,468,179
                                                                        --------------
TOTAL COMMON STOCKS..........................................            1,651,041,850
                                                                        --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
>>    Media General, Inc. Contingent Value Rights............     7,656            766
                                                                        --------------
TOTAL INVESTMENT SECURITIES..................................            1,651,042,616
                                                                        --------------

                                                                            Value
                                                                        --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 4,581,886      4,581,886
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (5.8%)
@(S)  DFA Short Term Investment Fund......................... 8,797,440    101,786,387
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,391,991,406)....................................             $1,757,410,889
                                                                        ==============

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             Investments in Securities (Market Value)
                                                        ---------------------------------------------------
                                                           Level 1       Level 2    Level 3      Total
                                                        -------------- ------------ -------- --------------
Common Stocks
   Communication Services.............................. $  163,290,281           --       -- $  163,290,281
   Consumer Discretionary..............................    225,203,624           --       --    225,203,624
   Consumer Staples....................................     95,714,935           --       --     95,714,935
   Energy..............................................     38,536,976           --       --     38,536,976
   Financials..........................................    273,477,793 $      1,280       --    273,479,073
   Healthcare..........................................    229,560,991           --       --    229,560,991
   Industrials.........................................    215,542,676           --       --    215,542,676
   Information Technology..............................    328,692,575           --       --    328,692,575
   Materials...........................................     56,839,077        7,268       --     56,846,345
   Real Estate.........................................      5,706,195           --       --      5,706,195
   Utilities...........................................     18,468,179           --       --     18,468,179
Rights/Warrants........................................
   Consumer Discretionary..............................             --          766       --            766
Temporary Cash Investments.............................      4,581,886           --       --      4,581,886
Securities Lending Collateral..........................             --  101,786,387       --    101,786,387
                                                        -------------- ------------ -------- --------------
TOTAL.................................................. $1,655,615,188 $101,795,701       -- $1,757,410,889
                                                        ============== ============ ======== ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares   Value>>
                                                             ------- ----------
 COMMON STOCKS -- (94.7%)
 AUSTRALIA -- (4.8%)
     Accent Group, Ltd......................................  35,171 $   31,125
     Adairs, Ltd............................................   7,029      8,708
 #   Ainsworth Game Technology, Ltd.........................  11,413      8,271
     ALS, Ltd...............................................  33,818    196,118
     Altium, Ltd............................................  11,678    182,053
     AMA Group, Ltd.........................................  13,922      8,997
 #   Amaysim Australia, Ltd.................................  24,391     19,748
     Amcor, Ltd.............................................  89,951    848,796
     AMP, Ltd............................................... 510,850    895,791
 #   AP Eagers, Ltd.........................................   7,014     36,501
     APA Group..............................................  62,345    424,569
 #   Apollo Tourism & Leisure, Ltd..........................  13,090     13,090
     Appen, Ltd.............................................   8,925     67,760
     ARB Corp., Ltd.........................................   3,539     43,531
     Aristocrat Leisure, Ltd................................  21,571    406,482
     Atlas Arteria, Ltd.....................................  76,666    371,383
     AUB Group, Ltd.........................................   1,671     15,985
 *   Aurelia Metals, Ltd....................................  31,225     16,297
     Ausdrill, Ltd..........................................  91,012    110,936
     Austal, Ltd............................................  31,692     40,284
 #   Australia & New Zealand Banking Group, Ltd.............  86,389  1,590,133
     Australian Finance Group, Ltd..........................  11,264     11,188
     Australian Pharmaceutical Industries, Ltd..............  62,422     67,802
     Australian Vintage, Ltd................................  64,647     25,460
     Auswide Bank, Ltd......................................   3,218     11,834
 #   Automotive Holdings Group, Ltd.........................  30,976     39,723
     Aveo Group.............................................  57,209     74,845
 #   Bank of Queensland, Ltd................................  23,827    163,332
     Bapcor, Ltd............................................  21,210    102,891
     Beach Energy, Ltd...................................... 441,626    550,088
     Bell Financial Group, Ltd..............................  28,791     20,620
 #*  Bellamy's Australia, Ltd...............................   6,252     32,185
     Bingo Industries, Ltd..................................   6,048     10,267
 #   Blackmores, Ltd........................................   2,455    211,696
     Boral, Ltd.............................................  19,070     75,970
     Brambles, Ltd.......................................... 108,493    817,272
     Bravura Solutions, Ltd.................................  10,822     32,169
     Breville Group, Ltd....................................   9,888     86,135
     Brickworks, Ltd........................................   5,898     70,619
 #   BWX, Ltd...............................................   6,995     12,638
 #   Cabcharge Australia, Ltd...............................  17,255     25,258
     Caltex Australia, Ltd..................................  78,326  1,567,211
     Capilano Honey, Ltd....................................   1,746     24,412
     Capitol Health, Ltd....................................  85,927     16,812
 *   Cardno, Ltd............................................  10,999      7,928
     carsales.com, Ltd......................................  24,972    216,446
 *   Cash Converters International, Ltd.....................  25,015      4,697
     Cedar Woods Properties, Ltd............................   7,609     28,577
     Challenger, Ltd........................................  61,210    445,784
     CIMIC Group, Ltd.......................................   1,609     54,022
     Citadel Group, Ltd. (The)..............................   2,860     17,241
 #*  Clean Seas Seafood, Ltd................................ 286,890     11,160
     Clinuvel Pharmaceuticals, Ltd..........................   2,590     29,372
     Coca-Cola Amatil, Ltd..................................  45,614    321,017
     Cochlear, Ltd..........................................   4,720    594,782
     Codan, Ltd.............................................   6,374     13,575
     Collection House, Ltd..................................   9,104      8,616

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
     Collins Foods, Ltd.....................................   8,403 $   38,167
 #   Commonwealth Bank of Australia.........................  59,276  2,914,650
     Computershare, Ltd.....................................  48,660    683,316
 #*  Cooper Energy, Ltd.....................................  49,266     16,246
 #   Corporate Travel Management, Ltd.......................   6,889     98,308
 #   Credit Corp. Group, Ltd................................   6,326     85,580
     Crown Resorts, Ltd.....................................  15,800    140,586
 *   CSG, Ltd...............................................  27,740      3,754
     CSL, Ltd...............................................  11,986  1,600,097
     CSR, Ltd...............................................  85,079    213,423
 #   Data#3, Ltd............................................   4,250      4,528
 *   Decmil Group, Ltd......................................  13,977      7,581
 #   Dicker Data, Ltd.......................................   5,460     11,114
     Domain Holdings Australia, Ltd.........................  26,480     46,585
 #   Domino's Pizza Enterprises, Ltd........................   4,869    186,613
     Downer EDI, Ltd........................................   8,853     43,586
     DuluxGroup, Ltd........................................  70,343    369,754
     DWS, Ltd...............................................  10,135      8,402
     Eclipx Group, Ltd......................................  42,393     72,940
     Elanor Investor Group..................................   5,147      7,145
     Elders, Ltd............................................  18,327     94,879
 *   EML Payments, Ltd......................................  20,274     22,465
 #*  Energy Resources of Australia, Ltd.....................   5,657      1,368
     EQT Holdings, Ltd......................................   1,490     23,692
     Estia Health, Ltd......................................  13,631     19,758
     EVENT Hospitality and Entertainment, Ltd...............   9,007     85,680
     Fairfax Media, Ltd..................................... 264,245    120,257
     FlexiGroup, Ltd........................................  52,945     57,694
     Flight Centre Travel Group, Ltd........................   5,547    182,979
     Fortescue Metals Group, Ltd............................ 383,363  1,091,178
 #*  Galaxy Resources, Ltd..................................  28,503     44,476
     Genworth Mortgage Insurance Australia, Ltd.............  33,995     54,294
 #*  Gold Road Resources, Ltd...............................  19,058      9,409
 #   Greencross, Ltd........................................   5,436     17,460
     GUD Holdings, Ltd......................................   8,605     75,444
     GWA Group, Ltd.........................................  27,625     54,024
     Hansen Technologies, Ltd...............................  22,314     54,873
 #   Harvey Norman Holdings, Ltd............................  78,630    177,996
     Healthscope, Ltd.......................................  58,768     88,171
 #   HT&E, Ltd..............................................  44,053     60,706
     Huon Aquaculture Group, Ltd............................   3,674     11,807
     Iluka Resources, Ltd...................................   5,324     30,577
 *   Imdex, Ltd.............................................  15,311     12,473
     IMF Bentham, Ltd.......................................  24,544     51,427
 #   Independence Group NL..................................  57,905    166,221
 *   Infigen Energy......................................... 229,945     80,073
     Infomedia, Ltd.........................................  21,693     17,201
 #   Inghams Group, Ltd.....................................  20,464     56,580
     Insurance Australia Group, Ltd......................... 113,607    549,481
     Integral Diagnostics, Ltd..............................   4,654      8,912
     Integrated Research, Ltd...............................   8,063     12,148
 #   InvoCare, Ltd..........................................  11,612     99,940
 #   IOOF Holdings, Ltd.....................................  30,104    145,604
     IPH, Ltd...............................................  12,754     48,963
     IRESS, Ltd.............................................  16,567    127,630
 #   iSelect, Ltd...........................................  14,507      6,708
     iSentia Group, Ltd.....................................  11,748      2,046
     IVE Group, Ltd.........................................   8,393     12,145
     James Hardie Industries P.L.C..........................  30,105    402,138

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
 #   Japara Healthcare, Ltd.................................  20,935 $   16,696
 #   JB Hi-Fi, Ltd..........................................  25,744    419,505
     Jumbo Interactive, Ltd.................................   3,096     15,740
 *   Karoon Gas Australia, Ltd..............................  37,477     28,363
 #   Kogan.com, Ltd.........................................   3,003      6,067
     LendLease Group........................................  36,011    449,725
     Lifestyle Communities, Ltd.............................   4,774     19,592
     Link Administration Holdings, Ltd......................  22,580    120,331
     Lovisa Holdings, Ltd...................................   3,086     16,832
 #*  Lynas Corp., Ltd.......................................  26,947     39,875
     MACA, Ltd..............................................  13,065     11,147
 *   Macmahon Holdings, Ltd.................................  77,872     12,982
     Macquarie Group, Ltd...................................  16,166  1,348,136
     Magellan Financial Group, Ltd..........................  23,002    435,960
     McMillan Shakespeare, Ltd..............................  18,301    214,638
     McPherson's, Ltd.......................................  23,483     23,206
     Medibank Pvt, Ltd...................................... 307,743    610,182
 #*  Mesoblast, Ltd.........................................  46,441     65,904
 #   Metals X, Ltd..........................................  30,022      9,923
 #   Metcash, Ltd........................................... 267,331    522,487
 #   Michael Hill International, Ltd........................  11,133      5,204
     Mineral Resources, Ltd.................................  39,077    396,510
 *   MMA Offshore, Ltd......................................  57,644      9,791
 #   MNF Group, Ltd.........................................   4,580     13,382
     Moelis Australia, Ltd..................................      53        190
     Monadelphous Group, Ltd................................  17,304    177,075
 #   Monash IVF Group, Ltd..................................  24,193     15,534
 #   Money3 Corp., Ltd......................................  14,317     16,563
 #   Mortgage Choice, Ltd...................................   6,312      5,403
 #   Mount Gibson Iron, Ltd.................................  33,294     12,754
 #   Myer Holdings, Ltd.....................................  39,532     12,762
     MYOB Group, Ltd........................................  74,460    178,065
     MyState, Ltd...........................................   3,303     10,765
 #   National Australia Bank, Ltd........................... 134,951  2,416,908
     Navigator Global Investments, Ltd......................   5,616     17,867
     New Hope Corp., Ltd....................................  10,233     23,999
     Newcrest Mining, Ltd...................................  12,336    180,577
     nib holdings, Ltd......................................  51,190    201,504
 #   Nick Scali, Ltd........................................   2,037      7,478
 #   Nine Entertainment Co. Holdings, Ltd................... 117,431    141,032
     Northern Star Resources, Ltd...........................  74,675    466,511
 *   NRW Holdings, Ltd......................................  28,302     37,170
     Nufarm, Ltd............................................  40,043    161,929
     OFX Group, Ltd.........................................  15,474     23,538
     OM Holdings, Ltd.......................................  11,518     11,093
     oOh!media, Ltd.........................................  34,875    117,190
     Orica, Ltd.............................................  40,676    495,590
     Orora, Ltd............................................. 196,023    467,157
     OZ Minerals, Ltd.......................................  34,317    220,142
 #   Pacific Current Group, Ltd.............................   3,822     16,673
     Pact Group Holdings, Ltd...............................  31,000     76,633
     Paragon Care, Ltd......................................  15,431      7,542
     Peet, Ltd..............................................  24,669     19,346
     Pendal Group, Ltd......................................  47,523    274,777
     Perpetual, Ltd.........................................   7,435    182,875
 #*  Perseus Mining, Ltd....................................  91,475     23,445
     Pioneer Credit, Ltd....................................   5,734     12,440
 #   Platinum Asset Management, Ltd.........................  25,033     87,163
 *   PMP, Ltd...............................................  36,901      5,099

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
AUSTRALIA -- (Continued)
*   Praemium, Ltd..........................................  32,007 $ 17,538
    Premier Investments, Ltd...............................  12,399  144,557
    Primary Health Care, Ltd...............................  80,265  151,105
*   Prime Media Group, Ltd.................................  65,486   12,042
    Pro Medicus, Ltd.......................................   5,714   36,980
    Qantas Airways, Ltd....................................  40,321  156,516
    QBE Insurance Group, Ltd...............................  72,911  585,819
    QMS Media, Ltd.........................................  15,008    9,892
#   Qube Holdings, Ltd.....................................  88,769  154,364
#*  Quintis, Ltd...........................................  11,448      558
*   Ramelius Resources, Ltd................................  11,958    3,522
    Ramsay Health Care, Ltd................................   7,740  308,943
    RCR Tomlinson, Ltd.....................................  18,267   11,754
    REA Group, Ltd.........................................   5,384  274,009
    Reckon, Ltd............................................   5,948    3,049
    Reece, Ltd.............................................  10,889   80,176
    Regis Healthcare, Ltd..................................   8,812   14,983
    Regis Resources, Ltd...................................  23,487   70,455
    Reject Shop, Ltd. (The)................................   2,168    3,397
    Reliance Worldwide Corp., Ltd..........................  64,999  231,561
#   Resolute Mining, Ltd................................... 120,616   89,168
#   Retail Food Group, Ltd.................................   6,557    1,719
    Ridley Corp., Ltd......................................  37,584   38,655
    Ruralco Holdings, Ltd..................................   5,712   11,710
    Sandfire Resources NL..................................  41,434  195,915
*   Saracen Mineral Holdings, Ltd..........................  87,716  152,995
    Scottish Pacific Group, Ltd............................   9,894   30,391
#   SeaLink Travel Group, Ltd..............................   5,765   17,287
    Seek, Ltd..............................................  62,343  792,067
*   Senex Energy, Ltd......................................  97,226   27,823
    Servcorp, Ltd..........................................   3,293    8,207
    Service Stream, Ltd....................................  28,718   32,386
    Seven Group Holdings, Ltd..............................  11,621  146,812
    Seven West Media, Ltd.................................. 205,924  114,128
    SG Fleet Group, Ltd....................................  14,442   34,079
#   Sigma Healthcare, Ltd.................................. 127,457   47,075
    Silver Chef, Ltd.......................................   2,430    2,890
#*  Silver Lake Resources, Ltd.............................  44,894   16,465
    Sims Metal Management, Ltd.............................  28,258  226,590
    Sims Metal Management, Ltd., Sponsored ADR.............     819    6,511
    SmartGroup Corp., Ltd..................................   4,807   34,041
    Sonic Healthcare, Ltd..................................  33,187  531,153
    Southern Cross Media Group, Ltd........................  95,549   77,415
    Spark Infrastructure Group.............................  55,160   89,930
#   SpeedCast International, Ltd...........................  24,026   61,424
    St Barbara, Ltd........................................  91,672  270,615
    Star Entertainment Grp, Ltd. (The).....................  42,626  143,742
    Steadfast Group, Ltd...................................  30,270   63,829
    Suncorp Group, Ltd.....................................  61,055  607,075
*   Sundance Energy Australia, Ltd......................... 273,918   16,219
#   Super Retail Group, Ltd................................  15,926   81,672
#*  Superloop, Ltd.........................................  12,734   15,716
    Sydney Airport.........................................  39,474  180,419
#*  Syrah Resources, Ltd...................................  17,205   19,569
    Tabcorp Holdings, Ltd..................................  89,528  293,802
    Tassal Group, Ltd......................................  28,558   83,634
    Technology One, Ltd....................................  35,434  136,920
    Thorn Group, Ltd.......................................  17,790    7,265
*   Tiger Resources, Ltd...................................  41,785      111

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
AUSTRALIA -- (Continued)
    TPG Telecom, Ltd.......................................  61,955 $   315,462
    Transurban Group.......................................  92,104     740,825
    Treasury Wine Estates, Ltd.............................  23,480     252,728
#   Villa World, Ltd.......................................   7,295      10,393
*   Village Roadshow, Ltd..................................   5,875       9,459
*   Virgin Australia Holdings, Ltd......................... 109,700      15,559
    Virtus Health, Ltd.....................................   7,683      27,383
    Vita Group, Ltd........................................  20,328      15,002
*   Vocus Group, Ltd.......................................  88,943     217,037
    Webjet, Ltd............................................   9,394      87,081
    Western Areas, Ltd.....................................  24,804      39,648
#*  Westgold Resources, Ltd................................  25,582      19,975
#   Westpac Banking Corp................................... 150,751   2,863,625
    Westpac Banking Corp., Sponsored ADR...................  12,660     239,654
#   WiseTech Global, Ltd...................................   5,509      63,005
    Woolworths Group, Ltd..................................  57,430   1,159,133
    WorleyParsons, Ltd.....................................  67,202     695,086
    WPP AUNZ, Ltd..........................................  38,740      15,402
*   Xero, Ltd..............................................   1,391      39,432
                                                                    -----------
TOTAL AUSTRALIA............................................          46,612,954
                                                                    -----------
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG.................................   1,572      31,318
    ANDRITZ AG.............................................   8,721     451,835
    Atrium European Real Estate, Ltd.......................  10,430      43,474
    CA Immobilien Anlagen AG...............................   7,812     254,216
    DO & CO AG.............................................     463      41,980
    Erste Group Bank AG....................................   9,249     376,503
#   FACC AG................................................   2,711      47,687
    Flughafen Wien AG......................................     724      28,139
#   IMMOFINANZ AG..........................................  10,288     244,901
    Kapsch TrafficCom AG...................................     369      13,167
    Lenzing AG.............................................   1,020      92,523
    Mayr Melnhof Karton AG.................................     505      63,914
    Oesterreichische Post AG...............................   3,854     156,447
    Palfinger AG...........................................     923      28,144
#   POLYTEC Holding AG.....................................     633       6,526
#   Porr AG................................................   1,946      52,683
    Raiffeisen Bank International AG.......................  15,644     426,358
    Rosenbauer International AG............................     153       7,798
    S IMMO AG..............................................   6,189     105,815
    Schoeller-Bleckmann Oilfield Equipment AG..............   1,693     151,128
#*  Semperit AG Holding....................................   1,318      21,769
    Strabag SE.............................................   1,559      54,816
    Telekom Austria AG.....................................  16,443     122,004
#   UBM Development AG.....................................     294      12,592
    UNIQA Insurance Group AG...............................  20,057     187,319
    Vienna Insurance Group AG Wiener Versicherung Gruppe...   4,394     116,690
    Voestalpine AG.........................................   7,020     249,140
    Wienerberger AG........................................   7,824     179,960
#*  Zumtobel Group AG......................................   3,016      27,349
                                                                    -----------
TOTAL AUSTRIA..............................................           3,596,195
                                                                    -----------
BELGIUM -- (0.9%)
    Ageas..................................................  26,081   1,304,964
*   AGFA-Gevaert NV........................................  35,105     156,732
    Anheuser-Busch InBev SA/NV.............................   3,795     280,683
    Anheuser-Busch InBev SA/NV, Sponsored ADR..............     522      38,618

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 BELGIUM -- (Continued)
 *   Argenx SE, ADR.........................................    600 $   48,006
     Atenor.................................................    197     11,166
     Banque Nationale de Belgique...........................      8     23,380
     Barco NV...............................................  1,299    147,913
 #   Bekaert SA.............................................  6,744    145,654
     bpost SA............................................... 11,113    168,657
     Cie d'Entreprises CFE..................................  1,531    162,335
     Cie Immobiliere de Belgique SA.........................     49      2,849
 #   Colruyt SA............................................. 11,620    675,635
     Deceuninck NV..........................................  9,767     22,813
     D'ieteren SA...........................................  3,898    154,171
 #   Econocom Group SA...................................... 12,277     38,427
     Elia System Operator SA................................  2,704    169,050
     Euronav NV.............................................  2,543     23,680
 *   Euronav NV.............................................  3,468     31,906
     EVS Broadcast Equipment SA.............................  1,356     30,143
 *   Exmar NV...............................................  1,527     10,293
     Fagron.................................................  4,537     73,794
 *   Galapagos NV...........................................    343     35,237
 *   Galapagos NV...........................................    817     83,937
     Gimv NV................................................  1,105     58,948
     Jensen-Group NV........................................    213      7,476
     KBC Group NV...........................................  6,958    479,518
     Kinepolis Group NV.....................................  1,751     94,000
     Lotus Bakeries.........................................     27     69,669
     Melexis NV.............................................  2,399    157,780
 #*  Nyrstar NV.............................................  3,261      5,890
 #   Ontex Group NV.........................................  8,439    161,746
     Orange Belgium SA......................................  8,075    145,013
 *   Oxurion NV.............................................  5,875     31,527
     Picanol................................................     86      7,720
     Proximus SADP.......................................... 28,225    719,113
     Recticel SA............................................  7,995     62,197
     Resilux................................................    110     16,061
     Roularta Media Group NV................................    245      4,230
     Sioen Industries NV....................................    656     15,918
     Solvay SA..............................................  1,544    175,873
 #*  Telenet Group Holding NV...............................  5,995    290,448
 *   Tessenderlo Group SA...................................  4,398    154,822
     UCB SA................................................. 16,288  1,367,866
     Umicore SA............................................. 20,500    964,995
     Van de Velde NV........................................    515     12,841
                                                                    ----------
 TOTAL BELGIUM..............................................         8,843,694
                                                                    ----------
 CANADA -- (7.6%)
 *   5N Plus, Inc...........................................  1,597      3,591
     Absolute Software Corp.................................  3,100     18,132
     Acadian Timber Corp....................................    600      7,775
     Aecon Group, Inc.......................................  5,564     80,008
 #*  Africa Oil Corp........................................ 13,871     12,749
 #   AG Growth International, Inc...........................  1,600     71,428
     AGF Management, Ltd., Class B.......................... 10,502     42,999
     Agnico Eagle Mines, Ltd................................ 12,298    434,393
     Agnico Eagle Mines, Ltd................................  2,095     74,079
 #   AGT Food & Ingredients, Inc............................  2,100     27,980
 *   Aimia, Inc............................................. 40,823    122,489
 *   Air Canada.............................................  7,500    142,315
     AirBoss of America Corp................................    900      8,081
     AKITA Drilling, Ltd., Class A..........................    142        479

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Alacer Gold Corp.......................................  43,410 $   70,896
     Alamos Gold, Inc., Class A.............................  52,773    210,859
 #   Alamos Gold, Inc., Class A.............................   4,666     18,619
 #   Alaris Royalty Corp....................................   6,189     90,453
     Alcanna, Inc...........................................   5,628     40,186
 *   Alexco Resource Corp...................................  15,497     13,891
     Algoma Central Corp....................................     400      3,622
     Algonquin Power & Utilities Corp.......................  39,126    390,532
     Algonquin Power & Utilities Corp.......................   9,626     96,067
     Alimentation Couche-Tard, Inc., Class B................  25,170  1,202,049
 #   AltaGas, Ltd...........................................  18,300    230,062
     Altus Group, Ltd.......................................   7,075    154,834
 #   Andrew Peller, Ltd., Class A...........................   4,800     54,547
 *   Argonaut Gold, Inc.....................................  11,100     10,877
 *   Aritzia, Inc...........................................   7,200    105,939
 #*  Asanko Gold, Inc.......................................  10,852      8,326
 *   ATS Automation Tooling Systems, Inc....................   7,150    105,149
 #*  Aurora Cannabis, Inc...................................  20,475    139,048
 *   Australis Capital, Inc.................................     602        750
 #   AutoCanada, Inc........................................   2,455     18,630
 *   B2Gold Corp............................................ 186,891    461,389
 #   Badger Daylighting, Ltd................................   4,600     92,947
 #   Bank of Montreal.......................................  24,263  1,814,127
 #   Bank of Montreal.......................................  19,512  1,458,327
 #   Bank of Nova Scotia (The)..............................  55,727  2,990,704
     Bank of Nova Scotia (The)..............................   7,891    423,826
     Barrick Gold Corp...................................... 109,763  1,374,904
     Barrick Gold Corp...................................... 186,916  2,345,796
     BCE, Inc...............................................   3,508    135,767
     BCE, Inc...............................................   5,779    224,688
 #   Bird Construction, Inc.................................   4,800     24,830
 *   Black Diamond Group, Ltd...............................   7,400     17,482
 *   BlackBerry, Ltd........................................  16,600    153,207
 *   BlackBerry, Ltd........................................   2,199     20,341
 *   BlackPearl Resources, Inc..............................  18,000     16,408
     BMTC Group, Inc........................................     900     10,241
 *   Bombardier, Inc., Class A..............................  19,500     47,548
 *   Bombardier, Inc., Class B.............................. 196,596    476,388
     Boralex, Inc., Class A.................................  17,200    222,112
     Brookfield Real Estate Services, Inc...................   1,000     12,344
     BRP, Inc...............................................   2,687    108,096
     CAE, Inc...............................................  46,008    811,505
     CAE, Inc...............................................   9,562    168,769
 #*  Calfrac Well Services, Ltd.............................   6,016     20,656
     Calian Group, Ltd......................................     800     15,745
     Cameco Corp............................................  32,420    347,238
     Cameco Corp............................................  26,141    280,232
     Canaccord Genuity Group, Inc...........................   9,470     49,636
 #*  Canada Goose Holdings, Inc.............................     700     38,221
 #*  Canada Goose Holdings, Inc.............................   1,892    103,246
     Canadian Imperial Bank of Commerce.....................  10,229    883,309
     Canadian Imperial Bank of Commerce.....................   7,306    630,654
 #   Canadian Tire Corp., Ltd., Class A.....................   6,699    753,838
     Canadian Western Bank..................................   8,482    197,287
 *   Canfor Corp............................................  15,114    217,103
     Canfor Pulp Products, Inc..............................   5,300     88,652
 #*  Canopy Growth Corp.....................................   6,700    246,482
     CanWel Building Materials Group, Ltd...................   6,923     25,453
 #*  Capstone Mining Corp...................................  19,300      7,184

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 CANADA -- (Continued)
     Cascades, Inc.......................................... 20,097 $  156,324
     CCL Industries, Inc., Class B.......................... 19,075    802,441
 *   Celestica, Inc.........................................  9,526     98,880
 *   Celestica, Inc......................................... 10,522    109,180
 *   Centerra Gold, Inc..................................... 31,407    122,625
     Cervus Equipment Corp..................................    900      7,992
 #   CES Energy Solutions Corp.............................. 28,181     74,710
 *   CGI Group, Inc., Class A...............................  2,600    160,568
 *   CGI Group, Inc., Class A............................... 10,864    670,309
 #   Chesswood Group, Ltd...................................  1,100      8,356
 *   China Gold International Resources Corp., Ltd.......... 34,632     47,353
     CI Financial Corp...................................... 33,200    491,021
 #   Cineplex, Inc.......................................... 13,975    385,243
     Clearwater Seafoods, Inc...............................  3,100     12,881
     Cogeco Communications, Inc.............................  3,725    182,649
     Cogeco, Inc............................................  1,229     57,695
     Colliers International Group, Inc......................  4,381    297,513
     Colliers International Group, Inc......................  1,299     88,137
     Computer Modelling Group, Ltd.......................... 15,754     94,300
     Constellation Software, Inc............................  1,535  1,056,421
 #*  Continental Gold, Inc..................................  5,700      9,872
 #*  Copper Mountain Mining Corp............................ 14,100     10,175
     Corby Spirit and Wine, Ltd.............................  1,500     21,991
 #   Corus Entertainment, Inc., Class B..................... 25,452     95,896
     Cott Corp..............................................  7,313    109,988
     Cott Corp.............................................. 11,072    166,696
 *   CRH Medical Corp.......................................  3,800     11,835
 *   Delphi Energy Corp.....................................  4,200      1,819
 *   Denison Mines Corp..................................... 45,000     28,372
 *   Detour Gold Corp....................................... 24,314    179,338
 #   DHX Media, Ltd......................................... 14,321     26,761
     Dollarama, Inc......................................... 17,016    470,624
     Dorel Industries, Inc., Class B........................  4,228     69,115
 *   DREAM Unlimited Corp., Class A.........................  9,100     50,116
 *   Dundee Precious Metals, Inc............................  7,525     19,663
 #   ECN Capital Corp....................................... 51,262    135,899
     E-L Financial Corp., Ltd...............................    100     61,696
 #*  Eldorado Gold Corp..................................... 85,727     57,305
     Element Fleet Management Corp.......................... 41,122    242,087
     Empire Co., Ltd., Class A.............................. 19,472    354,251
     Enbridge Income Fund Holdings, Inc..................... 15,882    367,598
     Enbridge, Inc..........................................  8,472    263,984
     Enbridge, Inc.......................................... 51,016  1,587,108
 #*  Endeavour Mining Corp..................................  6,728    103,191
 #*  Endeavour Silver Corp..................................  7,913     15,929
     Enerflex, Ltd.......................................... 24,280    292,883
 #*  Energy Fuels, Inc......................................    205        685
     Enghouse Systems, Ltd..................................  2,700    149,434
     Ensign Energy Services, Inc............................ 22,244     86,681
 #   Equitable Group, Inc...................................  1,900     87,318
 *   Essential Energy Services Trust........................ 12,100      3,677
     Evertz Technologies, Ltd...............................  3,500     43,097
     Exco Technologies, Ltd.................................  3,824     26,811
     Extendicare, Inc.......................................  6,041     33,774
     Fairfax Financial Holdings, Ltd........................  3,010  1,462,643
     Fiera Capital Corp.....................................  5,000     47,058
     Finning International, Inc............................. 26,031    540,611
 #   Firm Capital Mortgage Investment Corp..................  2,000     19,568
     First Capital Realty, Inc.............................. 20,200    301,362

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 #   First National Financial Corp..........................   1,800 $   36,835
     First Quantum Minerals, Ltd............................  19,828    197,910
     FirstService Corp......................................   4,115    301,893
 #*  Fission Uranium Corp...................................  18,500      9,415
 *   Fortuna Silver Mines, Inc..............................  24,800     94,193
     Freehold Royalties, Ltd................................   2,100     15,426
 *   Frontera Energy Corp...................................   1,529     19,954
     Gamehost, Inc..........................................     900      7,014
 *   GDI Integrated Facility Services, Inc..................     900     11,998
 *   Gear Energy, Ltd.......................................  26,600     16,973
 #   Genworth MI Canada, Inc................................   8,038    263,832
     George Weston, Ltd.....................................  14,108  1,026,124
     Gibson Energy, Inc.....................................   5,078     80,387
 #   Gluskin Sheff & Associates, Inc........................   3,700     31,535
 #   GMP Capital, Inc.......................................   6,037      8,851
     goeasy, Ltd............................................   1,700     55,696
     Goldcorp, Inc..........................................  16,040    144,871
 #   Goldcorp, Inc..........................................  31,284    282,182
 *   Golden Star Resources, Ltd.............................   6,360     22,417
 #   Granite Oil Corp.......................................   1,300      1,185
 *   Great Canadian Gaming Corp.............................   1,700     54,753
     Great-West Lifeco, Inc.................................  13,739    315,284
     Guardian Capital Group, Ltd., Class A..................   1,650     30,219
 #*  Guyana Goldfields, Inc.................................  21,834     29,356
 *   Heroux-Devtek, Inc.....................................   3,377     31,963
 #   High Liner Foods, Inc..................................   1,530      9,844
 #*  Home Capital Group, Inc................................   9,700     96,156
 #   Horizon North Logistics, Inc...........................  14,000     27,544
     Hudbay Minerals, Inc...................................   6,494     25,392
     Hudbay Minerals, Inc...................................  34,400    135,097
 #   Hudson's Bay Co........................................  17,397    111,932
     Hydro One, Ltd.........................................  25,429    369,908
 *   IAMGOLD Corp...........................................  80,946    277,926
 *   IBI Group, Inc.........................................   3,800     11,604
     IGM Financial, Inc.....................................   8,900    218,570
 #*  Imperial Metals Corp...................................   2,300      2,306
 *   Indigo Books & Music, Inc..............................   1,191     12,485
     Industrial Alliance Insurance & Financial Services,
     Inc....................................................  22,902    809,646
     Information Services Corp..............................     900     10,152
     Innergex Renewable Energy, Inc.........................  30,673    284,490
     Intact Financial Corp..................................   6,229    492,140
     Inter Pipeline, Ltd....................................  23,499    381,103
 #*  Interfor Corp..........................................  14,742    163,047
 *   Intertain Group, Ltd. (The)............................   1,300     11,238
     Intertape Polymer Group, Inc...........................   7,900    104,357
     Invesque, Inc..........................................   2,700     19,899
 #*  Ivanhoe Mines, Ltd., Class A...........................  35,300     66,500
     Jamieson Wellness, Inc.................................   1,441     24,793
 #   Just Energy Group, Inc.................................  14,122     45,806
 #   K-Bro Linen, Inc.......................................     500     14,125
     Keyera Corp............................................   4,265    106,265
 *   Kinaxis, Inc...........................................   2,680    180,940
 #   Kinder Morgan Canada, Ltd..............................   7,300     88,003
 *   Kinross Gold Corp...................................... 298,651    775,864
 *   Kinross Gold Corp......................................   7,386     19,130
     Kirkland Lake Gold, Ltd................................  17,436    342,111
     Kirkland Lake Gold, Ltd................................   3,908     76,440
 *   Knight Therapeutics, Inc...............................  18,682    111,543
 #   KP Tissue, Inc.........................................   1,100      5,983

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 #   Labrador Iron Ore Royalty Corp.........................   5,500 $  119,488
 *   Largo Resources, Ltd...................................  10,000     30,309
     Lassonde Industries, Inc., Class A.....................     400     70,550
 #   Laurentian Bank of Canada..............................   3,644    115,040
     Leon's Furniture, Ltd..................................   2,336     30,734
     Linamar Corp...........................................   6,176    255,728
     Loblaw Cos., Ltd.......................................  14,857    743,039
 #   Lucara Diamond Corp....................................  75,030    124,247
 #*  Lundin Gold, Inc.......................................   8,600     30,573
     Lundin Mining Corp..................................... 113,400    466,021
     Magellan Aerospace Corp................................   2,300     33,195
     Magna International, Inc...............................   8,200    403,693
     Magna International, Inc...............................  12,678    624,265
 *   Mainstreet Equity Corp.................................     540     19,583
 *   Major Drilling Group International, Inc................  11,600     41,062
 *   Mandalay Resources Corp................................   2,500        123
 #   Maxar Technologies, Ltd................................   4,958     74,119
 #   Maxar Technologies, Ltd................................   3,200     47,712
 #   Mediagrif Interactive Technologies, Inc................   1,302     10,484
 #   Medical Facilities Corp................................   6,000     63,899
     Melcor Developments, Ltd...............................     200      2,127
     Metro, Inc.............................................  15,237    478,125
 *   Mitel Networks Corp....................................   2,900     31,854
     Morguard Corp..........................................     453     61,272
     Morneau Shepell, Inc...................................   8,101    167,872
     Mountain Province Diamonds, Inc........................   5,600      9,444
     MTY Food Group, Inc....................................   1,707     88,063
     Mullen Group, Ltd......................................  26,264    273,324
     National Bank of Canada................................  57,680  2,618,373
     Nevsun Resources, Ltd..................................  19,809     88,027
     Nevsun Resources, Ltd..................................   3,438     15,265
 #*  New Gold, Inc..........................................  62,498     49,848
     NFI Group, Inc.........................................  10,478    353,472
     Norbord, Inc...........................................   3,900     99,452
     Norbord, Inc...........................................   2,798     71,153
     North American Construction Group, Ltd.................   1,900     20,273
     North West Co., Inc. (The).............................   6,205    135,276
     Nutrien, Ltd...........................................   8,350    442,018
     Nutrien, Ltd...........................................   4,750    251,424
     OceanaGold Corp........................................ 133,541    384,458
     Open Text Corp.........................................   5,600    189,042
     Open Text Corp.........................................  17,169    580,312
 #   Osisko Gold Royalties, Ltd.............................  15,100    115,620
     Osisko Gold Royalties, Ltd.............................   3,317     25,375
 *   Osisko Mining, Inc.....................................   6,095     12,362
     Pan American Silver Corp...............................   4,500     66,281
     Pan American Silver Corp...............................  31,098    456,519
 #*  Paramount Resources, Ltd., Class A.....................  12,404     90,643
 #   Parkland Fuel Corp.....................................  19,498    654,796
     Pason Systems, Inc.....................................  15,442    233,076
     Pembina Pipeline Corp..................................   4,297    139,002
     Pembina Pipeline Corp..................................   8,576    277,176
 #*  Photon Control, Inc....................................  13,400     17,711
 *   PHX Energy Services Corp...............................   2,100      4,467
     Pizza Pizza Royalty Corp...............................   1,856     11,885
     Pollard Banknote, Ltd..................................   1,300     24,105
 #   PrairieSky Royalty, Ltd................................   9,500    144,328
 *   Precision Drilling Corp................................  48,546    117,267
 *   Precision Drilling Corp................................  12,221     29,453

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 CANADA -- (Continued)
 #*  Premier Gold Mines, Ltd................................ 21,100 $   27,568
     Premium Brands Holdings Corp...........................  3,347    225,083
 *   Pretium Resources, Inc................................. 14,162    113,602
 #   Quarterhill, Inc.......................................  9,000     11,212
     Quebecor, Inc., Class B................................ 30,468    597,580
 #*  Questerre Energy Corp., Class A........................  7,500      2,678
     Recipe Unlimited Corp..................................  1,700     35,073
     Reitmans Canada, Ltd., Class A.........................  4,300     12,412
 #   Richelieu Hardware, Ltd................................  3,653     70,094
     Ritchie Bros Auctioneers, Inc..........................    462     15,540
 #   Ritchie Bros Auctioneers, Inc..........................  5,186    174,301
     Rocky Mountain Dealerships, Inc........................  1,700     13,172
     Rogers Communications, Inc., Class B...................  3,000    154,484
     Rogers Communications, Inc., Class B................... 16,077    828,126
 #   Rogers Sugar, Inc...................................... 10,400     41,949
 *   Roxgold, Inc........................................... 20,000     12,458
     Royal Bank of Canada................................... 31,679  2,308,215
     Royal Bank of Canada................................... 36,504  2,658,951
     Russel Metals, Inc..................................... 15,715    290,556
 #*  Sabina Gold & Silver Corp.............................. 10,300     11,188
 #*  Sandstorm Gold, Ltd.................................... 26,231     97,037
     Saputo, Inc............................................  8,664    263,977
     Savaria Corp...........................................  1,300     16,768
 #   Secure Energy Services, Inc............................ 45,157    294,312
 #*  SEMAFO, Inc............................................ 51,774    113,266
     Shaw Communications, Inc., Class B..................... 24,250    451,493
     Shaw Communications, Inc., Class B..................... 15,830    295,071
     ShawCor, Ltd...........................................  9,300    168,699
 #*  Shopify, Inc., Class A.................................  1,939    267,873
 #*  Sierra Wireless, Inc...................................  1,500     27,039
 *   Sierra Wireless, Inc...................................  6,201    111,432
     Sleep Country Canada Holdings, Inc.....................  4,005     80,803
     SNC-Lavalin Group, Inc.................................  3,549    126,707
 #*  Spin Master Corp.......................................  5,265    187,332
     Sprott, Inc............................................ 15,700     35,897
 *   SSR Mining, Inc........................................  4,994     48,937
     Stantec, Inc...........................................  8,658    225,320
     Stantec, Inc...........................................  4,756    123,751
 *   Stars Group, Inc. (The)................................ 10,557    219,568
 *   Stars Group, Inc. (The)................................  3,349     69,559
 #   Stella-Jones, Inc......................................  6,543    209,543
 #*  STEP Energy Services, Ltd..............................  2,700      7,650
 *   Storm Resources, Ltd...................................  5,100      9,259
     Stuart Olson, Inc......................................  1,000      3,775
     Sun Life Financial, Inc................................  8,711    319,007
     Sun Life Financial, Inc................................ 13,326    487,732
 #*  SunOpta, Inc...........................................  5,100     38,896
     Superior Plus Corp..................................... 22,135    198,911
 #*  Tahoe Resources, Inc................................... 39,567     93,474
 *   Tahoe Resources, Inc...................................  1,089      2,581
 *   Taseko Mines, Ltd......................................  5,100      3,487
     TELUS Corp.............................................  4,708    161,219
 *   Teranga Gold Corp......................................  4,340     11,901
 #*  Tervita Corp...........................................    819      4,657
     TFI International, Inc.................................  9,557    318,046
 #*  Theratechnologies, Inc.................................  2,700     17,515
 #   Timbercreek Financial Corp.............................  2,100     14,389
 #*  TMAC Resources, Inc....................................  3,200     12,057
     TMX Group, Ltd.........................................  3,026    190,302

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
CANADA -- (Continued)
*   Torex Gold Resources, Inc..............................  10,400 $    94,721
    Toromont Industries, Ltd...............................   9,100     428,439
    Toronto-Dominion Bank (The)............................  32,240   1,788,512
    Toronto-Dominion Bank (The)............................  11,107     615,994
    Torstar Corp., Class B.................................   1,400       1,032
    Total Energy Services, Inc.............................   9,570      69,278
    Transcontinental, Inc., Class A........................  16,600     273,252
    TransGlobe Energy Corp.................................   3,755       8,785
#*  Trevali Mining Corp....................................  30,400      11,315
*   Trican Well Service, Ltd...............................  57,460      78,566
    Tricon Capital Group, Inc..............................  13,900     110,444
#*  Trinidad Drilling, Ltd.................................  43,458      54,799
*   Trisura Group, Ltd.....................................     600      11,841
*   Turquoise Hill Resources, Ltd..........................  64,127     108,141
#   Uni-Select, Inc........................................   6,319     104,017
#   Valener, Inc...........................................   4,900      73,177
    VersaBank..............................................   2,200      11,782
    Wajax Corp.............................................   5,000      88,761
#   West Fraser Timber Co., Ltd............................  12,393     622,639
*   Western Energy Services Corp...........................   3,100       1,601
    Western Forest Products, Inc...........................  90,353     120,796
#   WestJet Airlines, Ltd..................................   1,100      16,026
    Wheaton Precious Metals Corp...........................   9,365     153,867
    Winpak, Ltd............................................   4,811     166,902
#   WSP Global, Inc........................................   5,742     286,653
    Yamana Gold, Inc....................................... 156,561     355,591
*   Yangarra Resources, Ltd................................   5,600      15,995
#*  Yellow Pages, Ltd......................................   2,947      17,819
    ZCL Composites, Inc....................................   2,300      11,706
                                                                    -----------
TOTAL CANADA...............................................          73,102,969
                                                                    -----------
DENMARK -- (2.2%)
*   ALK-Abello A.S.........................................     896     143,543
    Alm Brand A.S..........................................   9,388      78,618
    Ambu A.S., Class B.....................................  11,450     238,523
*   Bang & Olufsen A.S.....................................   3,896      80,935
    BankNordik P/F.........................................     744      12,703
#*  Bavarian Nordic A.S....................................   2,204      50,941
    Carlsberg A.S., Class B................................   3,301     364,155
    Chr Hansen Holding A.S.................................  15,827   1,597,610
    Coloplast A.S., Class B................................   5,886     549,244
    Columbus A.S...........................................  10,720      25,452
#*  D/S Norden A.S.........................................   3,069      42,387
    Danske Bank A.S........................................  29,578     566,082
#   FLSmidth & Co. A.S.....................................   6,432     337,490
*   Genmab A.S.............................................   1,286     175,968
    GN Store Nord A.S......................................  17,874     758,191
    H Lundbeck A.S.........................................  12,253     571,500
*   H+H International A.S., Class B........................   1,880      30,915
    IC Group A.S...........................................     953       7,352
    ISS A.S................................................  26,908     883,690
    Jeudan A.S.............................................     126      17,884
    Jyske Bank A.S.........................................   9,251     377,727
    Matas A.S..............................................   5,587      53,961
*   Nilfisk Holding A.S....................................   5,997     235,396
#*  NKT A.S................................................   2,878      54,135
    NNIT A.S...............................................   1,720      48,637
    Novo Nordisk A.S., Sponsored ADR.......................  14,665     633,235
    Novo Nordisk A.S., Class B............................. 127,278   5,496,698

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
DENMARK -- (Continued)
    Novozymes A.S., Class B................................  21,451 $ 1,059,357
    Orsted A.S.............................................   6,336     401,770
#   Pandora A.S............................................  13,068     816,699
    Per Aarsleff Holding A.S...............................   2,918      95,436
    Ringkjoebing Landbobank A.S............................   2,702     137,307
    Royal Unibrew A.S......................................   8,884     630,428
    RTX A.S................................................     814      21,245
    Schouw & Co., A.S......................................     699      57,079
    SimCorp A.S............................................   4,265     328,384
    Solar A.S., Class B....................................   1,106      59,248
    Spar Nord Bank A.S.....................................   7,126      59,045
    Sydbank A.S............................................   8,954     206,813
#*  TK Development A.S.....................................   6,708       5,939
    Topdanmark A.S.........................................   7,106     337,773
#   Tryg A.S...............................................  13,908     335,266
    Vestas Wind Systems A.S................................  45,484   2,852,319
*   William Demant Holding A.S.............................  14,939     491,071
*   Zealand Pharma A.S.....................................   2,534      32,260
                                                                    -----------
TOTAL DENMARK                                                        21,360,411
                                                                    -----------
FINLAND -- (1.5%)
#   Ahlstrom-Munksjo Oyj...................................   1,884      29,373
    Aktia Bank Oyj.........................................   2,985      29,072
    Alma Media Oyj.........................................   1,118       8,332
    Amer Sports Oyj........................................  18,644     693,031
    Asiakastieto Group Oyj.................................     569      18,716
    Aspo Oyj...............................................   1,052      10,942
#*  BasWare Oyj............................................     341       7,687
#   Bittium Oyj............................................   1,503       9,960
    Cargotec Oyj, Class B..................................   6,581     273,520
    Cramo Oyj..............................................  10,119     192,893
    Elisa Oyj..............................................  16,100     640,555
    Fiskars Oyj Abp........................................   2,051      37,815
    F-Secure Oyj...........................................  12,351      32,213
#   Huhtamaki Oyj..........................................  18,926     530,637
    Kemira Oyj.............................................  21,529     264,051
    Kesko Oyj, Class A.....................................   1,396      78,350
    Kesko Oyj, Class B.....................................   9,855     575,557
    Kone Oyj, Class B......................................  20,430     994,420
    Konecranes Oyj.........................................   7,447     266,684
    Lassila & Tikanoja Oyj.................................   3,134      56,384
#   Lehto Group Oyj........................................   2,244      11,684
    Metsa Board Oyj........................................  27,075     236,785
    Metso Oyj..............................................  16,256     513,233
    Neste Oyj..............................................  19,027   1,562,404
    Nokia Oyj.............................................. 185,329   1,046,846
    Nokia Oyj..............................................   4,241      24,059
    Nokian Renkaat Oyj.....................................  10,410     331,125
    Olvi Oyj, Class A......................................   1,161      38,847
    Oriola Oyj, Class B....................................  32,924     100,567
    Orion Oyj, Class A.....................................   2,387      82,592
    Orion Oyj, Class B.....................................  10,965     377,188
#   Outokumpu Oyj..........................................  40,689     170,556
#*  Outotec Oyj............................................  28,380     109,769
#   Pihlajalinna Oyj.......................................     935       9,520
    Ponsse Oyj.............................................   1,498      46,073
    Poyry Oyj..............................................   2,044      17,364
    Raisio Oyj, Class V....................................  15,224      46,697
    Ramirent Oyj...........................................  15,040     109,801

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    Revenio Group Oyj......................................   2,306 $    33,435
    Sampo Oyj, Class A.....................................  20,894     960,854
    Sanoma Oyj.............................................  14,673     165,328
    SRV Group Oyj..........................................   3,096       7,849
#*  Stockmann Oyj Abp (5462393), Class B...................   4,541      15,499
    Stora Enso Oyj, Class R................................  77,488   1,164,273
    Teleste Oyj............................................   1,086       7,747
    Tieto Oyj..............................................   8,259     265,850
#   Tikkurila Oyj..........................................   9,275     126,307
    Tokmanni Group Corp....................................   8,675      70,365
    UPM-Kymmene Oyj........................................  27,602     887,369
    Uponor Oyj.............................................   9,786     105,984
    Vaisala Oyj, Class A...................................     932      18,245
    Valmet Oyj.............................................  19,916     453,465
    Wartsila Oyj Abp.......................................  51,531     876,831
#   YIT Oyj................................................  16,541      94,210
                                                                    -----------
TOTAL FINLAND..............................................          14,838,913
                                                                    -----------
FRANCE -- (8.9%)
    ABC arbitrage..........................................   2,990      21,610
    Actia Group............................................   1,265       6,055
    Aeroports de Paris.....................................   2,336     488,581
    Airbus SE..............................................  33,433   3,694,822
    Akka Technologies......................................     800      52,699
    AKWEL..................................................   1,450      28,877
    Albioma SA.............................................   6,728     130,729
    Alstom SA..............................................  17,667     771,565
    Altamir................................................   1,314      22,995
    Alten SA...............................................   5,380     518,472
#   Altran Technologies SA.................................  36,247     359,266
*   Amplitude Surgical SAS.................................   1,872       6,820
    Amundi SA..............................................   3,120     185,346
    APRIL SA...............................................   1,239      22,405
    Arkema SA..............................................  13,476   1,413,816
    Assystem...............................................   1,783      51,811
    Atos SE................................................  13,094   1,119,892
    Aubay..................................................   1,143      40,674
    AXA SA, Sponsored ADR..................................   2,900      72,398
    AXA SA.................................................  94,451   2,363,794
    Axway Software SA......................................     890      14,091
#   Bastide le Confort Medical.............................     434      17,224
    Beneteau SA............................................   2,567      42,558
    Bigben Interactive.....................................   1,104       9,710
    BioMerieux.............................................   6,545     499,111
    BNP Paribas SA.........................................  37,397   1,948,909
    Boiron SA..............................................   1,082      64,783
    Bonduelle SCA..........................................   2,021      71,688
    Bouygues SA............................................  24,599     896,158
    Bureau Veritas SA......................................  36,474     822,857
    Capgemini SE...........................................   6,624     808,822
    Carrefour SA........................................... 101,342   1,965,404
#   Casino Guichard Perrachon SA...........................   7,486     330,153
*   Cegedim SA.............................................     320       8,001
*   CGG SA.................................................  25,158      60,858
    Chargeurs SA...........................................   2,377      51,344
    Cie des Alpes..........................................   1,515      46,226
    Cie Plastic Omnium SA..................................   6,375     177,239
    CNP Assurances.........................................  14,603     325,464
*   Coface SA..............................................  13,705     136,956

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
FRANCE -- (Continued)
    Credit Agricole SA.....................................  54,500 $  698,006
    Danone SA..............................................  30,030  2,126,525
    Dassault Aviation SA...................................      58     96,189
    Dassault Systemes SE...................................   9,883  1,237,199
    Dassault Systemes SE, Sponsored ADR....................   1,000    125,435
    Derichebourg SA........................................   9,552     45,953
    Devoteam SA............................................     645     70,961
    Edenred................................................  43,848  1,663,292
    Eiffage SA.............................................  15,610  1,524,503
#   Elior Group SA.........................................  10,362    149,050
    Elis SA................................................  16,732    337,387
    EssilorLuxottica SA....................................   7,402  1,010,954
    Esso SA Francaise......................................     533     21,012
    Eurofins Scientific SE.................................   1,241    625,393
    Europcar Mobility Group................................  17,160    162,377
    Eutelsat Communications SA.............................  47,370    959,460
    Exel Industries, Class A...............................     192     14,702
    Faurecia SA............................................  14,560    705,845
*   Fnac Darty SA (V7VQL46)................................   4,954    352,199
    Gaztransport Et Technigaz SA...........................   4,104    303,327
    Getlink................................................  19,580    246,283
#   GL Events..............................................   2,242     47,932
    Groupe Crit............................................     879     58,761
    Groupe Open............................................     640     15,599
    Guerbet................................................     573     36,347
    Haulotte Group SA......................................   2,205     24,956
    Hermes International...................................   2,081  1,188,046
*   ID Logistics Group.....................................     200     33,748
#   Iliad SA...............................................   2,406    278,098
    Imerys SA..............................................   2,773    170,936
    Ingenico Group SA......................................   9,768    691,330
    Interparfums SA........................................   1,056     43,668
    Ipsen SA...............................................   3,965    549,761
    IPSOS..................................................   6,102    162,487
    Jacquet Metal Service SA...............................   3,178     65,822
    JCDecaux SA............................................   5,237    171,919
    Kaufman & Broad SA.....................................   3,223    132,185
    Kering SA..............................................   3,683  1,637,051
#   Korian SA..............................................   7,590    299,046
    Lagardere SCA..........................................  24,945    681,865
    Laurent-Perrier........................................     193     19,788
    Le Belier..............................................     180      6,932
    Lectra.................................................   2,106     44,594
    Legrand SA.............................................  21,034  1,373,540
    Linedata Services......................................     313     10,730
    LISI...................................................   3,403     99,116
    LNA Sante SA...........................................     215     11,370
    L'Oreal SA.............................................  17,797  4,009,775
    LVMH Moet Hennessy Louis Vuitton SE....................  15,812  4,797,447
    Maisons du Monde SA....................................   2,450     61,419
    Maisons France Confort SA..............................     226      8,402
    Manitou BF SA..........................................     954     26,865
    Manutan International..................................      96      6,422
    Mersen SA..............................................   1,130     37,280
    Metropole Television SA................................   8,229    159,279
    Natixis SA............................................. 108,765    634,959
    Neopost SA.............................................   6,099    196,019
    Nexans SA..............................................   3,431     99,013
    Nexity SA..............................................   8,548    408,773

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                   Shares   Value>>
                                                                   ------- ----------
FRANCE -- (Continued)
    NRJ Group.....................................................     962 $    8,490
    Oeneo SA......................................................   5,354     54,172
*   OL Groupe SA..................................................   2,891      8,993
    Orange SA, Sponsored ADR......................................   5,900     91,745
    Orange SA..................................................... 164,531  2,568,057
    Orpea.........................................................   5,645    694,972
#*  Parrot SA.....................................................   1,931      8,893
    Pernod Ricard SA..............................................   4,063    619,553
    Peugeot SA.................................................... 163,553  3,887,783
    Plastivaloire.................................................   1,658     20,717
    Publicis Groupe SA............................................  34,369  1,989,516
#   Rallye SA.....................................................   3,965     44,011
#*  Recylex SA....................................................     633      4,447
#   Remy Cointreau SA.............................................      99     11,751
    Renault SA....................................................  16,671  1,244,889
    Rexel SA......................................................  68,198    869,341
    Robertet SA...................................................      52     30,857
    Rothschild & Co...............................................     502     20,003
    Rubis SCA.....................................................  17,571    906,560
    Safran SA.....................................................  14,178  1,832,193
    Samse SA......................................................       4        557
    Sanofi........................................................  30,040  2,684,392
    Sartorius Stedim Biotech......................................   2,639    327,001
    Savencia SA...................................................     591     43,375
    Schneider Electric SE.........................................  21,865  1,581,082
    Schneider Electric SE.........................................     278     20,294
    SCOR SE.......................................................  31,095  1,436,924
    SEB SA........................................................   3,688    528,808
    Seche Environnement SA........................................     246      7,261
    SES SA........................................................  76,760  1,647,452
    Societe BIC SA................................................   3,412    326,641
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco..     162      9,160
    Societe Generale SA...........................................  32,502  1,191,450
    Societe pour l'Informatique Industrielle......................     691     17,307
#   Sodexo SA.....................................................  13,558  1,383,959
*   Solocal Group.................................................  90,190     73,128
    Somfy SA......................................................     650     50,257
    Sopra Steria Group............................................   3,152    349,108
    SPIE SA.......................................................  13,100    205,101
*   Ste Industrielle d'Aviation Latecoere SA......................  11,328     43,673
    Stef SA.......................................................     437     40,043
    Suez..........................................................  52,224    753,295
    Sword Group...................................................     269     10,284
    Synergie SA...................................................   1,820     55,533
#   Tarkett SA....................................................   3,246     71,311
*   Technicolor SA................................................  28,227     35,985
    Teleperformance...............................................   8,920  1,469,053
    Television Francaise 1........................................  17,258    175,534
*   Tessi SA......................................................      91     13,476
    Thales SA.....................................................   8,922  1,139,500
#   Thermador Groupe..............................................     252     13,542
    Total Gabon...................................................      24      3,812
    Trigano SA....................................................   1,235    125,386
*   Ubisoft Entertainment SA......................................  15,093  1,353,880
    Union Financiere de France BQE SA.............................     355     10,812
    Valeo SA......................................................  10,103    325,865
*   Valneva SE....................................................     115        437
    Vetoquinol SA.................................................     192     10,753
    VIEL & Cie SA.................................................     300      1,595

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 FRANCE -- (Continued)
     Vilmorin & Cie SA......................................    756 $    45,013
 #   Vinci SA............................................... 27,356   2,434,668
 *   Virbac SA..............................................    467      74,935
     Vivendi SA............................................. 28,666     691,367
     Vranken-Pommery Monopole SA............................    215       5,842
 *   Worldline SA...........................................  4,754     250,114
                                                                    -----------
 TOTAL FRANCE...............................................         86,403,423
                                                                    -----------
 GERMANY -- (7.6%)
     1&1 Drillisch AG.......................................  1,517      67,668
     Aareal Bank AG.........................................  2,689     100,034
     Adidas AG.............................................. 14,469   3,402,587
     ADLER Real Estate AG...................................  3,440      55,618
 #   ADO Properties SA......................................  3,457     203,899
 *   ADVA Optical Networking SE.............................  6,929      56,604
 *   AIXTRON SE.............................................  5,902      73,959
     All for One Steeb AG...................................    139       8,276
     Allgeier SE............................................    500      18,178
     Allianz SE, Sponsored ADR.............................. 10,000     207,800
     Allianz SE............................................. 15,292   3,185,627
     Amadeus Fire AG........................................  1,033     118,176
     Aroundtown SA.......................................... 40,334     334,232
     Atoss Software AG......................................    148      12,702
     Aurubis AG.............................................  9,467     574,642
     Axel Springer SE.......................................  8,743     580,596
     BASF SE................................................ 69,781   5,354,890
     Basler AG..............................................    178      31,491
     Bauer AG...............................................  2,135      35,625
     Bayerische Motoren Werke AG............................ 36,996   3,185,755
     BayWa AG...............................................  1,182      34,421
     Bechtle AG.............................................  2,828     251,147
     Beiersdorf AG..........................................  6,339     655,436
     Bertrandt AG...........................................    737      60,990
     Bijou Brigitte AG......................................    249      10,358
     Bilfinger SE...........................................  5,056     220,246
     Borussia Dortmund GmbH & Co. KGaA...................... 13,319     144,203
     Brenntag AG............................................ 21,156   1,104,864
     CANCOM SE..............................................  2,160      88,071
     Carl Zeiss Meditec AG..................................  2,339     191,596
     CECONOMY AG............................................ 19,030      97,237
     CENIT AG...............................................    504       8,662
     CENTROTEC Sustainable AG...............................  1,186      16,744
     Cewe Stiftung & Co. KGAA...............................  1,094      85,707
     comdirect bank AG......................................     52         616
 *   Commerzbank AG......................................... 50,688     477,269
     CompuGroup Medical SE..................................  4,925     278,189
     Continental AG.........................................  3,872     638,051
     Corestate Capital Holding SA...........................    339      14,631
     Covestro AG............................................ 17,785   1,146,933
     CTS Eventim AG & Co. KGaA..............................  6,709     251,520
     Daimler AG............................................. 84,354   4,996,844
     Delticom AG............................................     86         813
     Deutsche Bank AG....................................... 11,085     108,342
     Deutsche Bank AG....................................... 30,192     294,976
     Deutsche Beteiligungs AG...............................  2,036      83,266
     Deutsche Boerse AG..................................... 17,902   2,262,321
     Deutsche EuroShop AG...................................  4,462     138,460
     Deutsche Pfandbriefbank AG.............................  9,870     131,059
     Deutsche Post AG....................................... 32,452   1,024,681

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
GERMANY -- (Continued)
    Deutsche Telekom AG, Sponsored ADR.....................   6,013 $   98,313
    Deutsche Telekom AG.................................... 156,037  2,559,268
    Deutsche Wohnen SE.....................................  12,148    555,667
    Deutz AG...............................................  24,113    179,346
*   Dialog Semiconductor P.L.C.............................   9,794    258,279
    DIC Asset AG...........................................   8,853     95,470
    Diebold Nixdorf AG.....................................   1,267     82,042
    DMG Mori AG............................................   2,478    119,841
    Dr Hoenle AG...........................................     323     25,210
    Draegerwerk AG & Co. KGaA..............................     245     11,945
    Duerr AG...............................................   9,367    333,787
    Eckert & Ziegler AG....................................     413     22,846
    EDAG Engineering Group AG..............................   1,108     21,955
    ElringKlinger AG.......................................   2,943     24,932
    Evonik Industries AG...................................  10,880    336,581
    Ferratum Oyj...........................................     315      3,961
    Fielmann AG............................................   1,754    108,800
    First Sensor AG........................................     411      7,816
    Fraport AG Frankfurt Airport Services Worldwide........   3,080    237,855
    Freenet AG.............................................  24,179    543,855
    Fresenius Medical Care AG & Co. KGaA, ADR..............   6,891    269,300
    Fresenius Medical Care AG & Co. KGaA...................  12,908  1,013,491
    Fresenius SE & Co. KGaA................................  19,690  1,251,414
    Fuchs Petrolub SE......................................   5,707    247,102
    GEA Group AG...........................................  10,469    318,111
*   Gerry Weber International AG...........................   3,580     11,762
    Gesco AG...............................................     633     19,777
    GFT Technologies SE....................................   3,422     39,277
    Grand City Properties SA...............................  12,880    311,384
    GRENKE AG..............................................     402     38,553
    H&R GmbH & Co. KGaA....................................   1,557     11,844
    Hamburger Hafen und Logistik AG........................   2,712     57,449
    Hannover Rueck SE......................................   3,810    512,372
*   Heidelberger Druckmaschinen AG.........................  47,568    110,196
    Hella GmbH & Co. KGaA..................................   4,546    212,645
    Henkel AG & Co. KGaA...................................   3,103    303,963
    Hochtief AG............................................     983    145,669
*   HolidayCheck Group AG..................................   3,765     12,742
    Hornbach Baumarkt AG...................................   1,445     38,431
    Hornbach Holding AG & Co. KGaA.........................     249     16,456
    Hugo Boss AG...........................................   8,950    639,598
    Indus Holding AG.......................................   3,429    187,221
    Infineon Technologies AG...............................  38,849    778,413
*   Innogy SE..............................................  22,467    937,763
    Isra Vision AG.........................................   1,235     52,976
    Jenoptik AG............................................   4,794    145,109
    K+S AG.................................................  23,124    430,615
    KION Group AG..........................................  10,636    621,525
    Kloeckner & Co. SE.....................................   8,626     72,540
    Koenig & Bauer AG......................................   1,638     80,013
    Krones AG..............................................   1,684    150,555
    KWS Saat SE............................................     224     76,098
    Lanxess AG.............................................   7,882    487,878
    LEG Immobilien AG......................................   8,621    942,353
    Leifheit AG............................................     566     10,118
    Leoni AG...............................................   4,140    151,129
    MAN SE.................................................   4,626    481,901
*   Manz AG................................................     207      6,546
    Merck KGaA.............................................   3,946    422,235

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 GERMANY -- (Continued)
     METRO AG............................................... 29,679 $  446,470
     MLP SE.................................................  7,307     42,150
     MTU Aero Engines AG....................................  7,660  1,626,463
     Muenchener Rueckversicherungs-Gesellschaft AG in
     Muenchen. .............................................  7,616  1,635,806
     Nemetschek SE..........................................  2,190    287,892
     Nexus AG...............................................    714     19,493
 *   Nordex SE.............................................. 10,986    102,064
     Norma Group SE.........................................  5,873    317,094
     OHB SE.................................................    906     32,156
     OSRAM Licht AG.........................................  4,737    191,939
     Paragon GmbH & Co. KGaA................................    163      4,744
     Patrizia Immobilien AG.................................  4,308     74,055
     Pfeiffer Vacuum Technology AG..........................  1,015    126,208
     PNE AG.................................................  7,350     20,117
     ProSiebenSat.1 Media SE................................ 62,253  1,437,514
     PSI Software AG........................................    690     12,334
     Puma SE................................................    255    131,126
     Puma SE................................................    296    152,378
 #*  QIAGEN NV..............................................  2,224     80,738
 *   QIAGEN NV.............................................. 11,715    425,233
     QSC AG................................................. 22,904     40,342
     Rational AG............................................    415    240,279
     Rheinmetall AG.........................................  4,990    431,853
     RIB Software SE........................................  2,262     39,039
 *   Rocket Internet SE.....................................  8,422    243,171
     RTL Group SA...........................................  6,145    394,412
     S&T AG.................................................  2,133     53,011
 #   SAF-Holland SA.........................................  3,010     43,869
     Salzgitter AG..........................................  2,089     83,493
     SAP SE, Sponsored ADR.................................. 14,797  1,587,126
     SAP SE.................................................  8,509    911,088
     Scout24 AG............................................. 10,406    431,260
     Secunet Security Networks AG...........................    212     22,278
     SHW AG.................................................    515     12,916
     Siemens AG............................................. 21,724  2,497,105
     Sixt Leasing SE........................................  2,338     33,829
     Sixt SE................................................  2,648    269,183
     SMA Solar Technology AG................................    983     22,938
     Software AG............................................  4,198    187,943
     Stabilus SA............................................  1,881    126,054
     STRATEC Biomedical AG..................................    663     43,525
     Stroeer SE & Co. KGaA..................................  7,837    409,647
     Symrise AG............................................. 21,445  1,796,386
     TAG Immobilien AG...................................... 20,585    469,588
     Takkt AG...............................................  3,790     64,381
 *   Talanx AG..............................................  3,399    121,451
     Technotrans SE, Class C................................    573     20,429
 *   Tele Columbus AG.......................................    755      2,657
     Telefonica Deutschland Holding AG...................... 38,795    150,813
     Thyssenkrupp AG........................................ 40,417    847,187
     TLG Immobilien AG...................................... 16,877    428,497
 *   Tom Tailor Holding SE..................................  4,194     16,010
     Uniper SE.............................................. 10,469    302,118
     United Internet AG..................................... 12,943    535,592
     VERBIO Vereinigte BioEnergie AG........................  3,351     19,715
     Vonovia SE............................................. 34,790  1,589,790
     Vossloh AG.............................................    987     45,663
     VTG AG.................................................    871     52,121
     Wacker Chemie AG.......................................  1,909    170,520

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
    Wacker Neuson SE.......................................   2,754 $    61,159
    Washtec AG.............................................   1,399     107,809
    Wirecard AG............................................   7,549   1,412,093
    Wuestenrot & Wuerttembergische AG......................   3,204      64,833
    XING SE................................................     292      87,796
*   Zalando SE.............................................   3,428     132,510
    Zeal Network SE........................................     920      22,338
                                                                    -----------
TOTAL GERMANY..............................................          73,482,096
                                                                    -----------
HONG KONG -- (2.0%)
    Aeon Credit Service Asia Co., Ltd......................  28,000      23,405
    AIA Group, Ltd......................................... 662,400   5,038,905
    Allied Properties HK, Ltd.............................. 150,000      32,206
    Alltronics Holdings, Ltd...............................  32,000       5,268
    APT Satellite Holdings, Ltd............................  29,250       9,379
    Asia Satellite Telecommunications Holdings, Ltd........   3,000       2,046
    Asia Standard International Group, Ltd.................  80,000      15,051
    Asiasec Properties, Ltd................................  17,000       8,482
    ASM Pacific Technology, Ltd............................  41,700     361,654
#   Associated International Hotels, Ltd...................   4,000      11,218
    Bank of East Asia, Ltd. (The)..........................  32,301     104,730
    BOC Aviation, Ltd......................................  35,000     250,882
    BOC Hong Kong Holdings, Ltd............................ 139,000     520,375
    BOE Varitronix, Ltd....................................  23,000       6,651
    Bright Smart Securities & Commodities Group, Ltd.......  72,000      13,650
*   Brightoil Petroleum Holdings, Ltd...................... 229,000      43,803
    Cathay Pacific Airways, Ltd............................  45,000      57,333
    Century City International Holdings, Ltd............... 232,000      20,475
#   China Goldjoy Group, Ltd............................... 220,000       9,008
    China Motor Bus Co., Ltd...............................   1,000      12,200
*   China Shandong Hi-Speed Financial Group, Ltd........... 372,000      11,747
*   China Strategic Holdings, Ltd.......................... 665,000       4,844
    Chinese Estates Holdings, Ltd..........................  41,500      39,058
    Chong Hing Bank, Ltd...................................   6,000      10,112
    Chow Sang Sang Holdings International, Ltd.............  24,000      38,921
    Chow Tai Fook Jewellery Group, Ltd.....................  54,000      47,382
    Chuang's Consortium International, Ltd.................  92,000      16,698
    CITIC Telecom International Holdings, Ltd.............. 159,000      49,928
    CK Asset Holdings, Ltd.................................  84,000     546,651
    CK Hutchison Holdings, Ltd.............................  55,704     561,057
    CK Life Sciences Intl Holdings, Inc.................... 286,000      14,403
    CNQC International Holdings, Ltd.......................  37,500       8,088
#   Convenience Retail Asia, Ltd...........................  66,000      27,793
*   Convoy Global Holdings, Ltd............................ 528,000       2,107
#   Cowell e Holdings, Inc.................................  52,000       5,968
    Cross-Harbour Holdings, Ltd. (The).....................   9,000      15,043
    CSI Properties, Ltd.................................... 600,000      23,468
    CW Group Holdings, Ltd.................................  85,500       2,519
    Dah Sing Banking Group, Ltd............................  38,400      73,072
    Dah Sing Financial Holdings, Ltd.......................  21,200     113,801
    Dickson Concepts International, Ltd....................   6,500       2,823
    Eagle Nice International Holdings, Ltd.................  24,000       9,643
    Emperor Capital Group, Ltd............................. 240,000      11,352
    Emperor Entertainment Hotel, Ltd.......................  65,000      11,698
    Emperor International Holdings, Ltd.................... 174,000      42,627
    Emperor Watch & Jewellery, Ltd......................... 350,000      13,850
#   Enerchina Holdings, Ltd................................ 288,000      14,354
#*  Esprit Holdings, Ltd................................... 321,200      73,125
    Fairwood Holdings, Ltd.................................   4,500      15,002

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
     Far East Consortium International, Ltd.................   136,000 $ 64,020
 #*  FIH Mobile, Ltd........................................   501,000   46,725
 *   First Shanghai Investments, Ltd........................   112,000    6,450
     Fountain SET Holdings, Ltd.............................   100,000   13,170
 *   Freeman FinTech Corp., Ltd.............................   240,000    1,320
     Galaxy Entertainment Group, Ltd........................   103,000  559,201
 #   Genting Hong Kong, Ltd.................................    96,000   13,862
     Get Nice Holdings, Ltd.................................   552,000   16,932
     Giordano International, Ltd............................   210,000   93,320
 #*  Global Brands Group Holding, Ltd.......................   823,360   45,740
     Glorious Sun Enterprises, Ltd..........................    21,000    2,230
 #*  Gold-Finance Holdings, Ltd.............................    44,000    9,826
 #   Goodbaby International Holdings, Ltd...................    62,000   19,239
     Great Eagle Holdings, Ltd..............................    11,000   50,234
 *   G-Resources Group, Ltd................................. 1,842,000   11,785
     Guoco Group, Ltd.......................................     4,000   67,134
 #   Guotai Junan International Holdings, Ltd...............   253,000   46,000
     Haitong International Securities Group, Ltd............   142,349   46,659
     Hang Lung Group, Ltd...................................     5,000   12,310
     Hang Seng Bank, Ltd....................................    23,800  558,052
     Hanison Construction Holdings, Ltd.....................    17,806    3,073
     Harbour Centre Development, Ltd........................     9,000   16,237
     Henderson Land Development Co., Ltd....................    51,400  239,734
     HKBN, Ltd..............................................   102,500  153,881
     HKR International, Ltd.................................    83,600   39,868
     HKT Trust & HKT, Ltd...................................   347,000  478,571
     Hon Kwok Land Investment Co., Ltd......................    26,000   12,353
     Hong Kong Aircraft Engineering Co., Ltd................     2,800   25,546
     Hong Kong Exchanges & Clearing, Ltd....................    18,140  483,010
 #   Hong Kong International Construction Investment
     Management Group Co., Ltd..............................    70,000   19,727
 #*  Hong Kong Television Network, Ltd......................    38,000   10,452
     Hongkong & Shanghai Hotels, Ltd. (The).................    38,500   53,129
     Hongkong Chinese, Ltd..................................    58,000    6,651
 #   Honma Golf, Ltd........................................    11,500    9,183
 *   Hsin Chong Group Holdings, Ltd.........................   110,000      920
     Hutchison Telecommunications Hong Kong Holdings, Ltd...   148,000   54,633
     Hysan Development Co., Ltd.............................    58,000  272,002
 #*  I-CABLE Communications, Ltd............................    80,392    1,376
     IGG, Inc...............................................    97,000  102,830
     IT, Ltd................................................    44,000   20,187
     ITC Properties Group, Ltd..............................    47,000   13,452
     Johnson Electric Holdings, Ltd.........................    51,500  115,516
     Karrie International Holdings, Ltd.....................    74,000    8,973
     Kerry Logistics Network, Ltd...........................    32,000   50,749
     Kerry Properties, Ltd..................................    78,500  247,142
     Kingston Financial Group, Ltd..........................   338,000   78,323
     Kowloon Development Co., Ltd...........................    33,000   33,994
     Lai Sun Development Co., Ltd...........................    30,600   44,389
     Lai Sun Garment International, Ltd.....................     6,000    7,672
 *   Landing International Development, Ltd.................   100,800   21,022
     Landsea Green Group Co., Ltd...........................    96,000   10,304
     Langham Hospitality Investments and Langham
     Hospitality Investments, Ltd...........................    26,000    9,250
     Li & Fung, Ltd......................................... 1,139,360  226,120
     Lifestyle International Holdings, Ltd..................    36,500   63,117
     Liu Chong Hing Investment, Ltd.........................    14,000   20,501
     L'Occitane International SA............................    34,000   63,678
     Luk Fook Holdings International, Ltd...................    37,000  122,087

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
     Lung Kee Bermuda Holdings..............................    18,000 $  7,723
 #   Man Wah Holdings, Ltd..................................   216,000   99,672
 #*  Mason Group Holdings, Ltd.............................. 1,200,000   21,747
 *   Master Glory Group, Ltd................................   260,000      597
 #   Melco International Development, Ltd...................   146,000  250,577
     Melco Resorts & Entertainment, Ltd., ADR...............     1,858   30,899
     MGM China Holdings, Ltd................................    65,600   93,104
     Microport Scientific Corp..............................    27,000   32,234
     Midland Holdings, Ltd..................................    18,000    3,033
     Miramar Hotel & Investment.............................    11,000   19,054
     Modern Dental Group, Ltd...............................    47,000    7,826
     MTR Corp., Ltd.........................................    25,000  121,306
     NagaCorp., Ltd.........................................   330,000  302,551
     Nameson Holdings, Ltd..................................    26,000    2,366
 *   NEW Concepts Holdings, Ltd.............................    12,000    4,005
     New World Development Co., Ltd.........................    78,000   99,229
 *   NewOcean Energy Holdings, Ltd..........................   272,000   98,719
 #   NWS Holdings, Ltd......................................    55,242  109,645
 #   OP Financial, Ltd......................................    80,000   25,829
     Oriental Watch Holdings................................    44,000    9,733
     Pacific Textiles Holdings, Ltd.........................    92,000   92,905
     Paliburg Holdings, Ltd.................................    52,000   19,014
     PC Partner Group, Ltd..................................    30,000   11,063
     PCCW, Ltd..............................................   533,000  292,654
     Pico Far East Holdings, Ltd............................    70,000   23,686
     Playmates Holdings, Ltd................................    90,000   11,719
     Polytec Asset Holdings, Ltd............................    95,000    7,991
     Power Assets Holdings, Ltd.............................    72,500  484,149
     Prada SpA..............................................    23,700   84,195
     Public Financial Holdings, Ltd.........................    50,000   20,204
 #*  Realord Group Holdings, Ltd............................    10,000    5,804
     Regal Hotels International Holdings, Ltd...............    12,000    6,466
     Regina Miracle International Holdings, Ltd.............    43,000   21,643
     Sa Sa International Holdings, Ltd......................   109,038   42,011
     Samsonite International SA.............................   116,400  335,695
 #   SEA Holdings, Ltd......................................    13,170   15,017
     Singamas Container Holdings, Ltd.......................   204,000   32,802
     Sitoy Group Holdings, Ltd..............................    91,000   30,217
     SJM Holdings, Ltd......................................   122,000   98,862
     SmarTone Telecommunications Holdings, Ltd..............    47,500   66,027
 #*  Solartech International Holdings, Ltd..................   180,000   17,969
 #   Soundwill Holdings, Ltd................................     4,500    5,891
     Stella International Holdings, Ltd.....................    24,000   24,008
 #*  Summit Ascent Holdings, Ltd............................    60,000    7,349
     Sun Hung Kai & Co., Ltd................................    50,000   22,549
     Sun Hung Kai Properties, Ltd...........................    73,207  951,411
 #   SUNeVision Holdings, Ltd...............................    15,000    8,100
     Swire Properties, Ltd..................................    33,600  114,822
     TAI Cheung Holdings, Ltd...............................    16,000   14,920
     Tao Heung Holdings, Ltd................................    83,000   13,991
     Techtronic Industries Co., Ltd.........................    97,500  459,105
     Television Broadcasts, Ltd.............................    32,100   67,779
 #   Texwinca Holdings, Ltd.................................    78,000   26,567
 #*  TOM Group, Ltd.........................................   136,000   33,407
     Tradelink Electronic Commerce, Ltd.....................    62,000    9,022
     Transport International Holdings, Ltd..................    16,400   40,784
 *   Trinity, Ltd...........................................    12,000      483
     Union Medical Healthcare, Ltd..........................    32,000   16,177
 #   United Laboratories International Holdings, Ltd. (The).    74,000   51,428

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
HONG KONG -- (Continued)
*   Value Convergence Holdings, Ltd........................  44,000 $     3,157
#   Value Partners Group, Ltd.............................. 125,000      93,228
    Victory City International Holdings, Ltd...............  41,042         603
    Vitasoy International Holdings, Ltd....................  82,000     261,408
#   VPower Group International Holdings, Ltd...............  28,000      11,019
    VSTECS Holdings, Ltd...................................  74,400      35,316
    VTech Holdings, Ltd....................................  13,000     152,730
    Wang On Group, Ltd..................................... 720,000       6,719
#*  We Solutions, Ltd......................................  84,000       5,693
    Wharf Holdings, Ltd. (The).............................  90,000     224,982
    Wharf Real Estate Investment Co., Ltd..................  29,000     180,210
    Wheelock & Co., Ltd....................................  71,000     379,567
    Wynn Macau, Ltd........................................  47,200      98,324
                                                                    -----------
TOTAL HONG KONG............................................          19,558,407
                                                                    -----------
IRELAND -- (0.5%)
    AIB Group P.L.C........................................  23,314     112,404
    Bank of Ireland Group P.L.C............................  57,387     405,474
    C&C Group P.L.C........................................  28,662     106,530
    C&C Group P.L.C........................................   1,711       6,411
    CRH P.L.C..............................................     621      18,523
#   CRH P.L.C., Sponsored ADR..............................  11,045     328,920
    Datalex P.L.C..........................................   3,175       7,813
    FBD Holdings P.L.C.....................................   1,875      22,761
    Glanbia P.L.C..........................................  25,066     443,176
*   Kenmare Resources P.L.C................................       5          13
    Kerry Group P.L.C., Class A............................   4,912     503,211
    Kingspan Group P.L.C...................................  21,061     915,051
    Paddy Power Betfair P.L.C..............................   7,727     666,920
    Paddy Power Betfair P.L.C..............................     284      24,369
    Smurfit Kappa Group P.L.C..............................  40,900   1,329,684
                                                                    -----------
TOTAL IRELAND..............................................           4,891,260
                                                                    -----------
ISRAEL -- (0.5%)
*   ADO Group, Ltd.........................................   1,114      24,419
*   Africa Israel Properties, Ltd..........................   1,309      33,953
*   Airport City, Ltd......................................   8,155      94,958
    Albaad Massuot Yitzhak, Ltd............................     659       6,901
    Alony Hetz Properties & Investments, Ltd...............   4,441      42,243
    Alrov Properties and Lodgings, Ltd.....................     593      18,168
    Amot Investments, Ltd..................................  15,532      77,153
    Arad, Ltd..............................................   1,164      13,723
*   Arko Holdings, Ltd.....................................  28,181      14,516
    Azrieli Group, Ltd.....................................   1,989      96,582
    Bank Leumi Le-Israel BM................................  82,436     514,046
    Bayside Land Corp......................................      67      28,782
    Bezeq The Israeli Telecommunication Corp., Ltd......... 111,657     128,214
    Big Shopping Centers, Ltd..............................     450      29,340
    Blue Square Real Estate, Ltd...........................     276       9,772
*   Brack Capital Properties NV............................     312      33,143
*   Cellcom Israel, Ltd....................................   7,235      45,597
*   Clal Insurance Enterprises Holdings, Ltd...............   2,798      46,392
*   Compugen, Ltd..........................................   1,357       3,977
    Delek Automotive Systems, Ltd..........................   4,240      23,926
    Delek Group, Ltd.......................................     827     138,663
    Delta-Galil Industries, Ltd............................   1,210      34,005
    Dexia Israel Bank, Ltd.................................     101      18,790
    Direct Insurance Financial Investments, Ltd............   1,839      20,755

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
     Elbit Systems, Ltd.....................................     747 $   89,166
 #   Elbit Systems, Ltd.....................................     624     74,562
     Electra Consumer Products 1970, Ltd....................     508      5,492
     Electra, Ltd...........................................     199     48,107
 *   Evogene, Ltd...........................................   1,229      3,248
     First International Bank Of Israel, Ltd................   5,867    126,343
     FMS Enterprises Migun, Ltd.............................     305      7,716
     Formula Systems 1985, Ltd..............................   1,327     51,526
     Fox Wizel, Ltd.........................................     800     15,172
 *   Gilat Satellite Networks, Ltd..........................   1,309     12,420
     Hadera Paper, Ltd......................................     162     11,850
     Hamlet Israel-Canada, Ltd..............................     723     18,148
     Harel Insurance Investments & Financial Services, Ltd..  17,600    128,731
     Hilan, Ltd.............................................     555     13,042
     IDI Insurance Co., Ltd.................................     731     41,088
 *   Industrial Buildings Corp., Ltd........................  10,136     14,018
     Inrom Construction Industries, Ltd.....................   3,619     12,661
     Israel Chemicals, Ltd..................................  34,718    199,976
 *   Jerusalem Oil Exploration..............................   1,581     90,772
 *   KAMADA LTD COMMON STOCK ILS1.0.........................   1,000      5,300
     Kerur Holdings, Ltd....................................     668     17,135
     Matrix IT, Ltd.........................................   3,710     43,198
     Maytronics, Ltd........................................   5,335     32,981
 #*  Mazor Robotics, Ltd., Sponsored ADR....................     992     57,754
     Mediterranean Towers, Ltd..............................   7,618     13,282
     Mega Or Holdings, Ltd..................................   1,064     11,756
     Meitav Dash Investments, Ltd...........................   4,702     14,070
     Melisron, Ltd..........................................   2,903    123,085
     Menora Mivtachim Holdings, Ltd.........................   5,649     62,884
     Migdal Insurance & Financial Holding, Ltd..............  55,744     61,591
     Mivtach Shamir Holdings, Ltd...........................     525      9,571
     Mizrahi Tefahot Bank, Ltd..............................   9,432    158,745
     Nawi Brothers, Ltd.....................................   2,032     11,304
     Neto ME Holdings, Ltd..................................     139     11,457
 *   Nice, Ltd..............................................   1,194    126,692
 #*  Nice, Ltd., Sponsored ADR..............................   2,026    214,634
 *   Nova Measuring Instruments, Ltd........................   2,946     64,999
 *   NR Spuntech Industries, Ltd............................   3,315      9,671
     Oil Refineries, Ltd.................................... 257,791    122,544
 *   Partner Communications Co., Ltd........................  10,633     53,745
     Paz Oil Co., Ltd.......................................     853    127,724
     Phoenix Holdings, Ltd. (The)...........................  15,118     83,640
     Plasson Industries, Ltd................................     227     10,712
     Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....     546     27,825
     Scope Metals Group, Ltd................................     502     13,513
     Shapir Engineering and Industry, Ltd...................   9,380     34,241
 *   Shikun & Binui, Ltd....................................  24,323     46,335
     Shufersal, Ltd.........................................  11,821     75,041
 *   SodaStream International, Ltd..........................     835    119,587
     Summit Real Estate Holdings, Ltd.......................   2,721     24,498
     Teva Pharmaceutical Industries, Ltd., Sponsored ADR....  18,966    378,941
 *   Union Bank of Israel...................................   2,519     11,317
                                                                     ----------
 TOTAL ISRAEL...............................................          4,641,828
                                                                     ----------
 ITALY -- (2.4%)
     ACEA SpA...............................................   9,666    126,892
     Amplifon SpA...........................................   9,920    175,726
     Anima Holding SpA......................................  26,948    112,685
 *   Ansaldo STS SpA........................................  12,460    179,125

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ITALY -- (Continued)
     Aquafil SpA............................................     688 $    7,986
 *   Arnoldo Mondadori Editore SpA..........................  17,537     30,261
     Ascopiave SpA..........................................   6,766     22,187
     Assicurazioni Generali SpA............................. 108,901  1,757,317
 #*  Astaldi SpA............................................   6,533      4,135
     Atlantia SpA...........................................  29,824    599,280
     Autogrill SpA..........................................   9,351     91,935
     Avio SpA...............................................   1,274     16,570
 #   Azimut Holding SpA.....................................  20,855    256,779
     Banca Farmafactoring SpA...............................   9,001     46,300
     Banca Generali SpA.....................................   7,419    142,849
 #   Banca IFIS SpA.........................................   3,287     57,751
     Banca Mediolanum SpA...................................  23,745    137,579
 #*  Banca Monte dei Paschi di Siena SpA....................     519        852
     Banca Popolare di Sondrio SCPA.........................  53,273    167,942
 #   Banca Sistema SpA......................................   7,802     14,836
 #*  Banco BPM SpA.......................................... 219,984    412,396
     Banco di Desio e della Brianza SpA.....................   2,917      5,976
     BasicNet SpA...........................................   3,053     16,291
 #   BE.....................................................   8,991      8,498
     Biesse SpA.............................................   1,260     28,962
 #   BPER Banca.............................................  87,972    333,854
     Brunello Cucinelli SpA.................................   3,945    135,036
     Cairo Communication SpA................................  11,491     36,322
 #   Carraro SpA............................................   4,563     10,124
     Cembre SpA.............................................     378      8,614
     Cerved Group SpA.......................................  17,098    136,354
     CIR-Compagnie Industriali Riunite SpA..................  50,803     53,995
 #   CNH Industrial NV...................................... 117,575  1,222,228
     Credito Emiliano SpA...................................  12,564     74,927
     Danieli & C Officine Meccaniche SpA....................   1,273     23,791
     Davide Campari-Milano SpA..............................  42,820    329,553
     De' Longhi SpA.........................................   5,473    144,839
     DeA Capital SpA........................................  16,227     23,614
     DiaSorin SpA...........................................   3,067    290,914
     Enav SpA...............................................  17,659     79,596
     Esprinet SpA...........................................   4,992     21,926
     Falck Renewables SpA...................................  34,844     70,393
     Ferrari NV.............................................   6,839    800,929
 #   Ferrari NV.............................................   1,231    144,162
 *   Fiat Chrysler Automobiles NV...........................  96,269  1,465,064
 *   Fiat Chrysler Automobiles NV...........................  90,280  1,364,131
 #   Fila SpA...............................................   1,463     26,037
 *   Fincantieri SpA........................................  63,031     91,829
     FinecoBank Banca Fineco SpA............................  34,671    362,368
     FNM SpA................................................  13,074      7,453
 #*  GEDI Gruppo Editoriale SpA.............................  14,144      5,718
     Geox SpA...............................................   8,302     15,004
 #   Gruppo MutuiOnline SpA.................................   2,722     48,504
     Hera SpA............................................... 134,706    371,772
 *   IMMSI SpA..............................................  13,995      6,666
     Industria Macchine Automatiche SpA.....................   3,124    187,337
     Infrastrutture Wireless Italiane SpA...................   7,680     53,407
 *   Intek Group SpA........................................   9,436      3,417
     Interpump Group SpA....................................   6,736    194,334
     Intesa Sanpaolo SpA.................................... 601,267  1,331,851
     Iren SpA...............................................  45,354     98,146
     Italgas SpA............................................  78,403    404,524
     Italmobiliare SpA......................................   1,192     26,300

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
ITALY -- (Continued)
#*  Juventus Football Club SpA.............................    57,536 $    60,917
    La Doria SpA...........................................     1,145      12,453
    Leonardo SpA...........................................    41,109     445,650
    Luxottica Group SpA....................................     9,603     603,100
    Maire Tecnimont SpA....................................    22,476      98,250
    MARR SpA...............................................     4,243     102,671
    Massimo Zanetti Beverage Group SpA.....................     1,174       8,034
*   Mediaset SpA...........................................   106,584     320,720
    Mediobanca Banca di Credito Finanziario SpA............    80,609     705,955
    Moncler SpA............................................    32,334   1,122,888
#*  Mondo TV SpA...........................................     3,025      11,526
#*  Openjobmetis SpA agenzia per il lavoro.................     1,095      10,021
#*  OVS SpA................................................    18,316      32,343
    Parmalat SpA...........................................    16,550      50,955
    Piaggio & C SpA........................................    17,356      37,138
    Poste Italiane SpA.....................................    29,995     215,226
    Prima Industrie SpA....................................       680      16,763
    Prysmian SpA...........................................    12,163     236,287
    RAI Way SpA............................................     6,938      35,908
    Recordati SpA..........................................     8,239     278,920
    Reply SpA..............................................     2,570     142,413
#   Retelit SpA............................................    14,510      23,250
*   Rizzoli Corriere Della Sera Mediagroup SpA.............    13,608      13,830
    Sabaf SpA..............................................       200       2,960
    SAES Getters SpA.......................................       856      17,155
#*  Safilo Group SpA.......................................     6,117      11,417
*   Saipem SpA.............................................   128,449     702,456
    Salini Impregilo SpA...................................    12,528      27,616
    Salvatore Ferragamo SpA................................     7,937     187,748
    Saras SpA..............................................    23,592      46,064
    Sesa SpA...............................................       840      22,769
    Snam SpA...............................................   153,738     635,638
    Societa Cattolica di Assicurazioni SC..................    31,625     255,491
    Societa Iniziative Autostradali e Servizi SpA..........     8,800     123,982
    SOL SpA................................................     1,421      17,106
    Tamburi Investment Partners SpA........................     4,427      28,845
    Technogym SpA..........................................    10,631     116,094
*   Telecom Italia SpA..................................... 1,921,018   1,129,854
*   Telecom Italia SpA, Sponsored ADR......................     6,420      38,199
    Tenaris SA.............................................     3,108      45,752
    Terna Rete Elettrica Nazionale SpA.....................    73,927     381,869
#*  Tiscali SpA............................................   417,308       4,587
    Tod's SpA..............................................     1,324      80,947
#*  TREVI--Finanziaria Industriale SpA.....................    22,039       6,724
    UniCredit SpA..........................................     9,172     117,260
    Unieuro SpA............................................     1,671      20,238
    Unione di Banche Italiane SpA..........................    49,692     151,668
    Unipol Gruppo SpA......................................    69,877     281,218
#   UnipolSai Assicurazioni SpA............................    71,543     156,196
    Zignago Vetro SpA......................................     1,500      13,955
                                                                      -----------
TOTAL ITALY................................................            23,635,169
                                                                      -----------
JAPAN -- (23.6%)
    77 Bank, Ltd. (The)....................................     4,100      84,688
    A&D Co., Ltd...........................................     1,000       7,260
    ABC-Mart, Inc..........................................     3,100     181,241
    Abist Co., Ltd.........................................       500      16,404
#*  Access Co., Ltd........................................     2,700      23,832
    Achilles Corp..........................................     2,600      51,726

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Acom Co., Ltd.......................................... 28,900 $  106,378
 #   Adastria Co., Ltd......................................  5,800     94,509
     ADEKA Corp............................................. 20,000    296,315
     Advan Co., Ltd.........................................  3,200     32,282
     Advantest Corp.........................................  7,700    142,146
 #   Adventure, Inc.........................................    300     19,784
     Aeon Co., Ltd.......................................... 45,799  1,051,185
     Aeon Delight Co., Ltd..................................  2,100     70,114
     Aeon Fantasy Co., Ltd..................................    500     15,625
     AEON Financial Service Co., Ltd........................ 15,900    311,191
     Aeon Hokkaido Corp.....................................  2,000     14,120
     Aeria, Inc.............................................  1,500      8,580
     Ahresty Corp...........................................  1,800     11,424
     Ai Holdings Corp.......................................  2,100     40,058
     Aica Kogyo Co., Ltd....................................  4,400    130,983
     Aichi Bank, Ltd. (The).................................    600     22,897
 #   Aichi Corp.............................................  7,600     45,092
     Aichi Steel Corp.......................................  2,000     70,701
     Aichi Tokei Denki Co., Ltd.............................    300     11,002
     Aida Engineering, Ltd..................................  6,800     55,955
 #*  Aiful Corp............................................. 26,500     69,891
     Ain Holdings, Inc......................................  4,300    337,239
     Aiphone Co., Ltd.......................................    500      6,504
     Air Water, Inc......................................... 30,300    490,831
     Airport Facilities Co., Ltd............................  2,400     12,795
     Aisan Industry Co., Ltd................................  3,900     29,201
     Aisin Seiki Co., Ltd................................... 11,900    465,424
     AIT Corp...............................................  2,200     20,656
     Aizawa Securities Co., Ltd.............................  3,900     23,355
     Ajis Co., Ltd..........................................    400     12,659
 #   Akatsuki, Inc..........................................    800     31,419
 #*  Akebono Brake Industry Co., Ltd........................ 17,600     35,393
     Akita Bank, Ltd. (The).................................  1,400     32,503
     Albis Co., Ltd.........................................    800     20,769
     Alconix Corp...........................................  2,300     26,266
     Alfresa Holdings Corp.................................. 11,300    301,390
     Alinco, Inc............................................  1,000      9,050
     Alpen Co., Ltd.........................................  3,100     52,094
     Alpha Corp.............................................    800      9,682
 #   Alpine Electronics, Inc................................  4,300     72,986
     Alps Electric Co., Ltd................................. 23,400    551,603
     Alps Logistics Co., Ltd................................  1,600     12,218
     Altech Corp............................................  1,000     20,012
     Amada Holdings Co., Ltd................................ 21,200    199,722
     Amano Corp.............................................  5,200    110,570
     Amiyaki Tei Co., Ltd...................................    400     14,086
     Amuse, Inc.............................................  1,000     25,487
     Anest Iwata Corp.......................................  2,900     27,636
     Anicom Holdings, Inc...................................  1,700     54,011
     AOI Electronic Co., Ltd................................    400     12,977
     AOI TYO Holdings, Inc..................................    900      9,963
     AOKI Holdings, Inc.....................................  3,500     46,099
     Aomori Bank, Ltd. (The)................................  1,600     43,652
     Aoyama Trading Co., Ltd................................  4,900    148,242
     Aozora Bank, Ltd.......................................  2,800     96,618
 #   Apaman Co., Ltd........................................  1,700     17,596
     Arata Corp.............................................  1,000     45,412
     Arcland Sakamoto Co., Ltd..............................  3,300     43,214
     Arcland Service Holdings Co., Ltd......................  1,000     20,498

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Arcs Co., Ltd..........................................   3,823 $   92,380
 #*  Ardepro Co., Ltd.......................................  20,400     11,346
     Argo Graphics, Inc.....................................     800     30,311
     Ariake Japan Co., Ltd..................................     700     62,034
     Arisawa Manufacturing Co., Ltd.........................   1,400     11,116
     Artnature, Inc.........................................   2,500     14,698
     Asahi Co., Ltd.........................................   2,300     27,651
     Asahi Diamond Industrial Co., Ltd......................   8,000     50,596
     Asahi Group Holdings, Ltd..............................  20,400    896,479
     Asahi Holdings, Inc....................................   9,700    207,716
     Asahi Intecc Co., Ltd..................................   9,000    368,589
     Asahi Kasei Corp....................................... 102,500  1,229,841
     Asahi Kogyosha Co., Ltd................................     400     11,625
     Asanuma Corp...........................................     900     26,122
     Ashimori Industry Co., Ltd.............................     800     13,236
     Asia Pile Holdings Corp................................   3,100     17,889
     Asics Corp.............................................  18,900    273,550
     ASKA Pharmaceutical Co., Ltd...........................     800     10,521
     ASKUL Corp.............................................     700     19,338
     Astellas Pharma, Inc...................................  80,200  1,239,106
 #   Asukanet Co., Ltd......................................     700      7,928
     Asunaro Aoki Construction Co., Ltd.....................     500      4,451
     Ateam, Inc.............................................   1,200     22,861
     Atom Corp..............................................   5,500     48,808
 #*  Atrae, Inc.............................................     500      8,918
     Atsugi Co., Ltd........................................   1,800     16,336
     Aucnet, Inc............................................     600      6,300
     Autobacs Seven Co., Ltd................................   9,500    152,894
     Avex, Inc..............................................   5,500     74,007
     Awa Bank, Ltd. (The)...................................   1,800     48,984
     Axial Retailing, Inc...................................   2,800     91,742
     Azbil Corp.............................................  11,400    212,353
     Bandai Namco Holdings, Inc.............................  14,400    512,276
     Bando Chemical Industries, Ltd.........................   3,500     40,486
     Bank of Iwate, Ltd. (The)..............................   1,600     60,945
     Bank of Kochi, Ltd. (The)..............................   1,000      8,724
     Bank of Kyoto, Ltd. (The)..............................   2,100     94,294
 #   Bank of Nagoya, Ltd. (The).............................   1,200     37,915
     Bank of Okinawa, Ltd. (The)............................     880     29,349
     Bank of Saga, Ltd. (The)...............................   1,100     21,179
     Bank of the Ryukyus, Ltd...............................   3,800     43,219
     Baroque Japan, Ltd.....................................   1,300     11,770
     BayCurrent Consulting, Inc.............................     700     14,316
 #   Beenos, Inc............................................   1,200     17,828
     Belc Co., Ltd..........................................   1,500     76,599
     Bell System24 Holdings, Inc............................   4,400     58,120
     Belluna Co., Ltd.......................................   6,200     61,589
     Benefit One, Inc.......................................   4,200    108,263
     Benesse Holdings, Inc..................................   5,800    161,754
 #*  Bengo4.com, Inc........................................     800     22,211
     Bic Camera, Inc........................................  19,800    261,406
     Biofermin Pharmaceutical Co., Ltd......................     500     12,749
     BML, Inc...............................................   2,500     68,893
     Bourbon Corp...........................................   1,000     17,929
     BP Castrol K.K.........................................   1,200     15,398
 *   BrainPad, Inc..........................................     600     27,472
 #   Broadleaf Co., Ltd.....................................   9,400     54,284
     BRONCO BILLY Co., Ltd..................................   1,000     25,849
     Brother Industries, Ltd................................  34,600    633,235

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Bunka Shutter Co., Ltd................................. 12,600 $ 88,288
    C Uyemura & Co., Ltd...................................    400   25,597
    CAC Holdings Corp......................................  1,300   11,583
#   Can Do Co., Ltd........................................  1,000   14,678
    Canon Electronics, Inc.................................  1,300   23,758
    Canon Marketing Japan, Inc.............................  8,500  160,846
#   Canon, Inc., Sponsored ADR............................. 14,250  401,565
    Canon, Inc............................................. 19,500  555,427
    Capcom Co., Ltd........................................  8,600  179,267
    Carlit Holdings Co., Ltd...............................  1,500   11,949
    Casio Computer Co., Ltd................................ 21,200  319,975
    Cawachi, Ltd...........................................  2,900   53,822
    Central Automotive Products, Ltd.......................  1,000   13,614
    Central Japan Railway Co...............................  3,455  663,044
    Central Sports Co., Ltd................................    500   17,462
    Chiba Bank, Ltd. (The)................................. 11,600   73,386
    Chiba Kogyo Bank, Ltd. (The)...........................  8,900   35,212
    Chilled & Frozen Logistics Holdings Co., Ltd...........  1,100   12,622
    CHIMNEY Co., Ltd.......................................    600   14,740
    Chino Corp.............................................    800    9,108
    Chiyoda Co., Ltd.......................................  1,200   23,133
    Chiyoda Corp........................................... 13,200   65,683
    Chiyoda Integre Co., Ltd...............................  1,000   20,081
    Chofu Seisakusho Co., Ltd..............................  2,600   52,646
    Chubu Shiryo Co., Ltd..................................  1,900   23,131
    Chudenko Corp..........................................  4,300   90,547
    Chugai Pharmaceutical Co., Ltd.........................  4,900  286,879
    Chugai Ro Co., Ltd.....................................  1,100   23,435
    Chugoku Bank, Ltd. (The)...............................  9,600   86,207
    Chugoku Marine Paints, Ltd............................. 13,600  109,239
    Chukyo Bank, Ltd. (The)................................    800   16,105
    Chuo Spring Co., Ltd...................................    100    3,103
    CI Takiron Corp........................................  9,000   46,287
#   Ci:z Holdings Co., Ltd.................................  3,900  202,092
    Citizen Watch Co., Ltd................................. 21,700  124,904
    CKD Corp...............................................  7,700   88,597
#   Clarion Co., Ltd.......................................  3,200   70,155
    Cleanup Corp...........................................  3,400   20,734
    CMIC Holdings Co., Ltd.................................  1,700   31,563
    Coca-Cola Bottlers Japan Holdings, Inc.................  9,000  235,541
    cocokara fine, Inc.....................................  1,800   99,079
    Coco's Japan Co., Ltd..................................    700   13,599
    COLOPL, Inc............................................  3,800   23,408
    Colowide Co., Ltd......................................  4,200  102,264
    Computer Engineering & Consulting, Ltd.................  2,600   55,942
    COMSYS Holdings Corp................................... 13,121  365,162
    Comture Corp...........................................    900   27,419
    Concordia Financial Group, Ltd......................... 20,610   94,327
    CONEXIO Corp...........................................  4,500   64,928
#   COOKPAD, Inc...........................................  4,800   17,592
    Corona Corp............................................  1,900   18,755
    Cosel Co., Ltd.........................................  2,200   22,636
    Cosmo Energy Holdings Co., Ltd......................... 11,900  437,665
    Cosmos Pharmaceutical Corp.............................  1,000  204,397
    Cota Co., Ltd..........................................  1,100   14,509
    Create Medic Co., Ltd..................................    200    1,951
#   Create Restaurants Holdings, Inc.......................  1,900   20,155
    Create SD Holdings Co., Ltd............................  3,400   86,129
    Credit Saison Co., Ltd.................................  4,100   65,108

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
 #   Creek & River Co., Ltd.................................  1,500 $   13,838
 #   Cresco, Ltd............................................    400     11,297
     CTI Engineering Co., Ltd...............................  1,100     14,717
     CTS Co., Ltd...........................................  3,200     17,225
 #   CyberAgent, Inc........................................ 12,400    527,659
     Dai Nippon Printing Co., Ltd...........................  7,600    170,525
     Dai Nippon Toryo Co., Ltd..............................  1,400     14,136
     Daibiru Corp...........................................  5,300     53,430
     Daicel Corp............................................ 36,200    382,960
     Dai-Dan Co., Ltd.......................................  2,700     63,501
     Daido Kogyo Co., Ltd...................................  1,000      9,473
     Daido Metal Co., Ltd...................................  4,500     34,426
     Daido Steel Co., Ltd...................................  4,500    185,267
     Daidoh, Ltd............................................    400      1,269
     Daifuku Co., Ltd....................................... 10,800    463,819
     Daihatsu Diesel Manufacturing Co., Ltd.................  2,400     14,205
     Daihen Corp............................................  2,400     56,256
     Daiho Corp.............................................  2,200     60,559
     Daiichi Jitsugyo Co., Ltd..............................  1,200     39,673
 #   Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................    900      8,839
     Dai-ichi Life Holdings, Inc............................ 35,300    662,416
     Daiichi Sankyo Co., Ltd................................  9,400    359,298
     Dai-ichi Seiko Co., Ltd................................  1,300     16,415
     Daiichikosho Co., Ltd..................................  7,300    336,937
     Daiken Corp............................................  2,400     43,945
 #   Daiki Aluminium Industry Co., Ltd......................  2,000     11,576
     Daikin Industries, Ltd.................................  9,200  1,066,389
     Daikoku Denki Co., Ltd.................................    800     11,380
     Daikokutenbussan Co., Ltd..............................    900     33,668
 #   Daikyo, Inc............................................  3,300     86,613
     Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  2,800     82,742
 #   Daio Paper Corp........................................  6,800     88,161
     Daiseki Co., Ltd.......................................  2,000     47,268
     Daishi Hokuetsu Financial Group, Inc...................  3,200    115,142
     Daisue Construction Co., Ltd...........................    900      9,722
     Daito Pharmaceutical Co., Ltd..........................  1,300     39,047
     Daito Trust Construction Co., Ltd......................  7,600  1,001,972
     Daitron Co., Ltd.......................................  1,100     18,865
     Daiwa House Industry Co., Ltd.......................... 59,500  1,796,561
     Daiwa Industries, Ltd..................................  4,900     51,555
     Daiwa Securities Group, Inc............................ 47,500    272,399
     Daiwabo Holdings Co., Ltd..............................  3,600    212,395
     Daiyu Lic Holdings Co., Ltd............................  1,400     13,248
 #   DCM Holdings Co., Ltd.................................. 16,100    156,556
 #   Dear Life Co., Ltd.....................................  4,200     20,553
     DeNA Co., Ltd..........................................  8,900    148,041
     Denka Co., Ltd.........................................  4,800    156,109
     Denki Kogyo Co., Ltd...................................  1,500     38,350
     Densan System Co., Ltd.................................    800     15,515
     Denso Corp.............................................  8,100    361,306
     Dentsu, Inc............................................ 18,600    862,665
     Denyo Co., Ltd.........................................  3,100     46,776
 #   Descente, Ltd..........................................  4,100    107,354
 #   Dexerials Corp.........................................  5,400     46,355
     DIC Corp............................................... 22,300    658,076
 #   Digital Arts, Inc......................................  1,300     59,456
 #   Digital Hearts Holdings Co., Ltd.......................  1,700     21,103
     Dip Corp...............................................  4,100     88,986
     Disco Corp.............................................  2,000    317,920

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    DKS Co., Ltd...........................................  1,600 $   35,092
    DMG Mori Co., Ltd...................................... 13,200    190,452
#   Don Quijote Holdings Co., Ltd..........................  7,200    430,108
    Doshisha Co., Ltd......................................  1,900     39,123
    Doutor Nichires Holdings Co., Ltd......................  1,900     33,765
    Dowa Holdings Co., Ltd.................................  7,800    227,005
    DTS Corp...............................................  1,900     66,012
    Duskin Co., Ltd........................................  1,900     43,216
    Dvx, Inc...............................................  1,300     15,339
    DyDo Group Holdings, Inc...............................  1,300     65,989
    Eagle Industry Co., Ltd................................  6,100     71,076
    Earth Corp.............................................    700     31,842
    East Japan Railway Co..................................  7,200    628,831
    Ebara Corp............................................. 13,900    404,855
    Ebara Foods Industry, Inc..............................    600     11,364
    Eco's Co., Ltd.........................................  1,100     19,301
    EDION Corp............................................. 10,400    109,363
    EF-ON, Inc.............................................  1,800     17,280
    eGuarantee, Inc........................................  2,800     26,146
#*  E-Guardian, Inc........................................  1,100     23,312
    Ehime Bank, Ltd. (The).................................  3,299     34,003
    Eidai Co., Ltd.........................................  3,400     14,162
    Eighteenth Bank, Ltd. (The)............................  1,100     29,948
    Eiken Chemical Co., Ltd................................  2,200     49,236
    Eisai Co., Ltd.........................................  4,000    333,121
    Eizo Corp..............................................  1,400     56,982
    Elecom Co., Ltd........................................  1,500     35,514
    Elematec Corp..........................................  1,100     23,433
    EM Systems Co., Ltd....................................  2,000     20,472
*   Enigmo, Inc............................................  1,100     19,635
    en-japan, Inc..........................................  4,600    183,480
    EPS Holdings, Inc......................................  3,300     64,437
#   eRex Co., Ltd..........................................  5,700     47,354
#   ES-Con Japan, Ltd......................................  3,600     21,329
    Escrow Agent Japan, Inc................................  4,000     16,710
    ESPEC Corp.............................................    800     14,229
    Exedy Corp.............................................  4,400    108,375
    Ezaki Glico Co., Ltd...................................  2,900    144,566
    F@N Communications, Inc................................  7,300     40,473
    Faith, Inc.............................................    700      8,393
    FALCO HOLDINGS Co., Ltd................................    200      2,949
    Fancl Corp.............................................  1,000     44,222
    FANUC Corp.............................................  5,400    939,421
    Fast Retailing Co., Ltd................................  3,100  1,560,866
    FCC Co., Ltd...........................................  7,500    185,745
#*  FDK Corp...............................................    900      9,049
    Feed One Co., Ltd...................................... 10,300     17,532
    Ferrotec Holdings Corp.................................  3,900     35,396
#*  FFRI, Inc..............................................    400     12,490
    FIDEA Holdings Co., Ltd................................ 16,700     22,443
#   Fields Corp............................................  1,900     14,205
    FINDEX, Inc............................................    600      3,428
#   First Bank of Toyama, Ltd. (The).......................  4,000     14,959
    First Brothers Co., Ltd................................    900     10,313
    First Juken Co., Ltd...................................    200      2,124
#   Fixstars Corp..........................................  2,500     27,120
    FJ Next Co., Ltd.......................................  1,400     10,372
    Foster Electric Co., Ltd...............................  4,400     64,297
    FP Corp................................................  3,200    163,992

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    France Bed Holdings Co., Ltd...........................  2,500 $   21,120
    Freebit Co., Ltd.......................................  1,600     12,599
    Freund Corp............................................    800      6,221
    F-Tech, Inc............................................  1,700     16,611
    Fudo Tetra Corp........................................  3,400     51,725
    Fuji Co., Ltd..........................................  2,100     39,434
    Fuji Corp..............................................  7,700    107,322
    Fuji Corp. (6163543)...................................    400      7,349
    Fuji Corp., Ltd........................................  2,700     20,627
    Fuji Electric Co., Ltd.................................  9,400    286,939
    Fuji Media Holdings, Inc...............................  2,700     43,821
    Fuji Oil Co., Ltd......................................  3,700     14,166
    Fuji Pharma Co., Ltd...................................  1,500     23,600
    Fuji Seal International, Inc...........................  8,200    248,742
    Fuji Soft, Inc.........................................  1,000     45,817
    Fujicco Co., Ltd.......................................  1,400     32,132
    FUJIFILM Holdings Corp.................................  8,300    358,978
    Fujikura, Ltd.......................................... 55,000    237,260
    Fujimi, Inc............................................  1,000     22,824
    Fujimori Kogyo Co., Ltd................................  2,600     75,639
    Fujio Food System Co., Ltd.............................  1,200     21,853
    Fujita Kanko, Inc......................................    900     24,561
    Fujitec Co., Ltd.......................................  9,000     98,057
    Fujitsu Frontech, Ltd..................................  1,400     15,605
    Fujitsu General, Ltd...................................  5,500     82,390
    Fujitsu, Ltd........................................... 21,800  1,326,276
    Fujiya Co., Ltd........................................    500     10,825
    FuKoKu Co., Ltd........................................    200      1,633
    Fukuda Corp............................................    900     37,049
    Fukuda Denshi Co., Ltd.................................    900     56,838
    Fukui Bank, Ltd. (The).................................  2,500     47,296
    Fukui Computer Holdings, Inc...........................    700     11,139
    Fukuoka Financial Group, Inc...........................  2,100     51,599
*   Fukushima Bank, Ltd. (The).............................  3,300     17,625
    Fukushima Industries Corp..............................  1,700     77,436
    Fukuyama Transporting Co., Ltd.........................    800     31,000
    FULLCAST Holdings Co., Ltd.............................  4,000     75,174
#*  Funai Electric Co., Ltd................................  2,200     10,717
    Funai Soken Holdings, Inc..............................  4,250     89,866
#   Furukawa Battery Co., Ltd. (The).......................  2,000     15,064
#   Furukawa Co., Ltd......................................  4,000     49,456
    Furukawa Electric Co., Ltd.............................  9,600    259,076
    Furuno Electric Co., Ltd...............................  2,200     26,089
    Furusato Industries, Ltd...............................    900     14,469
    Furyu Corp.............................................  1,100      8,828
    Fuso Chemical Co., Ltd.................................  3,800     76,286
    Fuso Pharmaceutical Industries, Ltd....................    700     16,660
    Futaba Corp............................................  3,000     46,900
    Futaba Industrial Co., Ltd............................. 10,500     57,372
    Future Corp............................................  3,000     40,831
    Fuyo General Lease Co., Ltd............................  6,600    366,643
    G-7 Holdings, Inc......................................    800     18,150
    Gakken Holdings Co., Ltd...............................    600     30,365
    Gakkyusha Co., Ltd.....................................  1,200     18,329
    Gecoss Corp............................................  2,200     20,973
    Genki Sushi Co., Ltd...................................    500     27,046
    Genky DrugStores Co., Ltd..............................    900     29,122
    Geo Holdings Corp......................................  6,700    102,069
#   Giken, Ltd.............................................  1,600     53,904

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                              Shares Value>>
                                              ------ --------
JAPAN -- (Continued)
    GLOBERIDE, Inc...........................  1,800 $ 43,267
    Glory, Ltd............................... 10,800  251,493
    GMO Financial Holdings, Inc..............  1,800   11,633
    GMO internet, Inc........................  8,600  122,898
    GMO Payment Gateway, Inc.................  3,400  164,717
    Goldcrest Co., Ltd.......................  2,700   42,280
    Goldwin, Inc.............................    800   57,027
    Gree, Inc................................ 14,500   60,682
    GS Yuasa Corp............................ 11,600  238,115
    G-Tekt Corp..............................  4,600   64,922
    Gun-Ei Chemical Industry Co., Ltd........    100    2,673
#   GungHo Online Entertainment, Inc......... 37,600   67,976
    Gunma Bank, Ltd. (The)................... 11,800   53,423
*   Gunosy, Inc..............................  1,300   34,278
    Gurunavi, Inc............................  5,400   41,210
    H2O Retailing Corp.......................  8,760  136,106
    HABA Laboratories, Inc...................    400   28,724
    Hachijuni Bank, Ltd. (The)............... 24,100  101,795
#   Hagihara Industries, Inc.................  1,800   26,700
    Hagiwara Electric Holdings Co., Ltd......    400   10,533
    Hakuhodo DY Holdings, Inc................ 16,500  275,197
    Hakuto Co., Ltd..........................  1,000   11,329
    Halows Co., Ltd..........................    600   13,100
    Hamakyorex Co., Ltd......................  2,100   67,807
    Hamamatsu Photonics KK...................  2,200   73,545
#   Hamee Corp...............................  1,600   23,992
    Hankyu Hanshin Holdings, Inc............. 10,100  333,609
    Hanwa Co., Ltd...........................  6,400  209,594
    Happinet Corp............................  1,400   21,255
#   Harmonic Drive Systems, Inc..............  2,100   63,839
    Haseko Corp.............................. 70,800  897,150
    Hazama Ando Corp......................... 37,500  258,951
    Heiwa Corp...............................  5,900  134,933
    Heiwa Real Estate Co., Ltd...............  2,800   51,860
    Heiwado Co., Ltd.........................  4,600  117,909
#   Helios Techno Holdings Co., Ltd..........  1,100    7,623
    Hibiya Engineering, Ltd..................  3,900   64,373
    Hiday Hidaka Corp........................  1,658   32,343
    Hikari Tsushin, Inc......................  1,200  209,585
    HI-LEX Corp..............................  1,800   37,700
    Hino Motors, Ltd......................... 33,900  324,500
    Hinokiya Group Co., Ltd..................    300    7,254
    Hioki EE Corp............................    900   31,842
    Hirakawa Hewtech Corp....................    600    8,302
#   Hiramatsu, Inc...........................  2,800   11,704
#   Hirano Tecseed Co., Ltd..................    600    9,712
#   Hirata Corp..............................  1,300   80,157
    Hirose Electric Co., Ltd.................  1,525  145,344
#   Hirose Tusyo, Inc........................    800   15,567
    Hiroshima Bank, Ltd. (The)............... 13,700   84,503
    HIS Co., Ltd.............................  6,000  182,739
    Hisaka Works, Ltd........................  3,300   31,559
    Hisamitsu Pharmaceutical Co., Inc........  1,400   78,886
    Hitachi Capital Corp..................... 16,200  397,210
    Hitachi Chemical Co., Ltd................ 13,100  206,483
    Hitachi Construction Machinery Co., Ltd.. 16,900  448,702
    Hitachi High-Technologies Corp...........  7,500  281,471
    Hitachi Metals, Ltd...................... 22,110  259,990
    Hitachi Transport System, Ltd............  7,500  192,590

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    Hitachi Zosen Corp..................................... 25,700 $   97,671
    Hitachi, Ltd........................................... 43,100  1,317,575
    Hitachi, Ltd., ADR.....................................  3,100    189,704
#   Hito Communications, Inc...............................    800     14,151
    Hochiki Corp...........................................  1,100     13,480
    Hodogaya Chemical Co., Ltd.............................  1,200     29,242
    Hogy Medical Co., Ltd..................................  1,800     53,172
    Hokkaido Coca-Cola Bottling Co., Ltd...................    500     16,480
    Hokkan Holdings, Ltd...................................    600      9,911
    Hokkoku Bank, Ltd. (The)...............................  1,000     36,694
    Hokuetsu Corp.......................................... 20,900     99,834
    Hokuetsu Industries Co., Ltd...........................  2,900     28,129
    Hokuhoku Financial Group, Inc..........................  5,100     63,182
    Hokuto Corp............................................    600     10,235
    Honda Motor Co., Ltd., Sponsored ADR................... 20,519    584,791
    Honda Motor Co., Ltd................................... 65,400  1,866,878
    H-One Co., Ltd.........................................  2,000     21,143
    Honeys Holdings Co., Ltd...............................  1,100      8,738
#   Hoosiers Holdings......................................  3,200     17,760
    Horiba, Ltd............................................  6,500    304,200
    Hoshizaki Corp.........................................  3,500    282,522
    Hosiden Corp...........................................    800      7,355
    Hosokawa Micron Corp...................................    700     33,945
#   Hotland Co., Ltd.......................................  1,200     15,360
    House Foods Group, Inc.................................  6,200    178,321
#   Howa Machinery, Ltd....................................    300      2,118
    Hulic Co., Ltd......................................... 13,000    118,958
    Hyakugo Bank, Ltd. (The)............................... 18,800     69,074
    Hyakujushi Bank, Ltd. (The)............................    900     23,003
#   IBJ, Inc...............................................  2,300     12,657
    Ichibanya Co., Ltd.....................................    900     34,355
    Ichigo, Inc............................................ 48,400    158,019
    Ichiken Co., Ltd.......................................    500      9,751
    Ichikoh Industries, Ltd................................  4,000     27,772
    Ichinen Holdings Co., Ltd..............................  2,200     26,641
    Ichiyoshi Securities Co., Ltd..........................  2,000     16,837
    Icom, Inc..............................................  1,900     40,520
#   Idec Corp..............................................  1,900     34,470
#   IDOM, Inc.............................................. 17,100     57,568
    Ihara Science Corp.....................................    200      3,522
    IHI Corp............................................... 17,000    621,902
    Iida Group Holdings Co., Ltd........................... 14,820    269,766
    IJT Technology Holdings Co., Ltd.......................  2,200     13,639
    IMAGICA GROUP, Inc.....................................  2,100     10,377
    Imasen Electric Industrial.............................  2,500     22,962
    Imuraya Group Co., Ltd.................................    400     10,954
    Inaba Denki Sangyo Co., Ltd............................  2,200     88,578
    Inaba Seisakusho Co., Ltd..............................    700      8,535
    Inabata & Co., Ltd.....................................  4,400     58,791
#   Inageya Co., Ltd.......................................  2,000     25,232
    Ines Corp..............................................    500      5,835
    I-Net Corp.............................................    800     11,554
    Infocom Corp...........................................    700     26,221
#   Infomart Corp..........................................  9,800    101,709
    Information Development Co., Ltd.......................  1,000     13,915
    Information Services International-Dentsu, Ltd.........  1,400     48,155
    Innotech Corp..........................................  2,000     22,398
#   Insource Co., Ltd......................................    900     16,090
    Intage Holdings, Inc...................................  2,900     24,995

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Internet Initiative Japan, Inc.........................  5,100 $ 98,706
    Inui Global Logistics Co., Ltd.........................  1,600   14,193
    IR Japan Holdings, Ltd.................................    800    9,609
    Iseki & Co., Ltd.......................................  3,300   56,711
    Isetan Mitsukoshi Holdings, Ltd........................ 18,540  216,682
*   Ishihara Sangyo Kaisha, Ltd............................  6,900   82,372
#   Istyle, Inc............................................  6,000   53,793
    Isuzu Motors, Ltd...................................... 55,600  728,946
    Ito En, Ltd............................................  8,600  366,072
    Itochu Enex Co., Ltd................................... 14,400  135,587
    Itochu Techno-Solutions Corp........................... 11,900  225,672
    Itochu-Shokuhin Co., Ltd...............................    600   27,942
    Itoham Yonekyu Holdings, Inc........................... 12,900   81,237
    Itoki Corp.............................................  5,600   29,093
*   Itokuro, Inc...........................................  1,000   26,496
    IwaiCosmo Holdings, Inc................................  1,600   20,460
    Iwaki & Co., Ltd.......................................  3,000   14,415
    Iwasaki Electric Co., Ltd..............................    700    9,217
    Iwatani Corp...........................................  4,200  148,361
    Iyo Bank, Ltd. (The)................................... 14,800   87,781
    Izumi Co., Ltd.........................................  4,700  255,183
    J Front Retailing Co., Ltd............................. 23,500  307,951
    JAC Recruitment Co., Ltd...............................  2,800   50,672
    Jaccs Co., Ltd.........................................  4,100   76,866
    Jafco Co., Ltd.........................................  6,300  242,741
    Jalux, Inc.............................................    500   12,478
    Jamco Corp.............................................  1,100   31,122
    Janome Sewing Machine Co., Ltd.........................  1,200    6,158
    Japan Airport Terminal Co., Ltd........................  3,400  130,961
    Japan Asia Group, Ltd..................................  3,200   11,237
*   Japan Asset Marketing Co., Ltd......................... 39,200   42,783
    Japan Aviation Electronics Industry, Ltd............... 10,000  132,419
    Japan Best Rescue System Co., Ltd......................  2,100   20,229
    Japan Cash Machine Co., Ltd............................  1,400   13,789
#*  Japan Display, Inc..................................... 10,600   10,246
    Japan Elevator Service Holdings Co., Ltd...............  1,000   14,224
    Japan Exchange Group, Inc.............................. 33,600  601,800
    Japan Investment Adviser Co., Ltd......................  1,100   34,412
    Japan Lifeline Co., Ltd................................  5,900   86,016
    Japan Material Co., Ltd................................  5,700   66,962
    Japan Meat Co., Ltd....................................  1,400   25,345
    Japan Medical Dynamic Marketing, Inc...................  2,800   32,882
    Japan Property Management Center Co., Ltd..............    900    9,812
    Japan Pulp & Paper Co., Ltd............................  1,500   55,136
    Japan Securities Finance Co., Ltd...................... 15,300   85,687
    Japan Steel Works, Ltd. (The)..........................  7,500  158,492
    Japan Transcity Corp...................................  3,000   11,747
    Japan Wool Textile Co., Ltd. (The).....................  7,400   58,427
    JBCC Holdings, Inc.....................................  1,200   15,734
    JCR Pharmaceuticals Co., Ltd...........................    900   38,153
    JCU Corp...............................................  3,000   64,392
    Jeol, Ltd..............................................  1,500   24,714
    JGC Corp...............................................  8,500  164,533
#*  JIG-SAW, Inc...........................................    300    7,442
    Jimoto Holdings, Inc................................... 10,800   14,121
    JINS, Inc..............................................  1,700   96,266
    JK Holdings Co., Ltd...................................  2,700   17,326
    JMS Co., Ltd...........................................  1,800    9,160
#   Joban Kosan Co., Ltd...................................  1,000   15,259

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
    J-Oil Mills, Inc.......................................     800 $   27,574
    Joshin Denki Co., Ltd..................................   1,500     38,331
    Joyful Honda Co., Ltd..................................     700     10,084
#   JP-Holdings, Inc.......................................   5,600     14,832
    JSP Corp...............................................   1,900     37,523
    JSR Corp...............................................  10,000    149,032
    JTEKT Corp.............................................  42,300    526,281
    Juki Corp..............................................   5,400     60,472
    Justsystems Corp.......................................   2,600     53,327
    JVC Kenwood Corp.......................................  30,520     75,460
    K&O Energy Group, Inc..................................     900     12,472
    kabu.com Securities Co., Ltd...........................  12,600     45,478
*   Kadokawa Dwango........................................   5,302     52,930
    Kadoya Sesame Mills, Inc...............................     200     10,651
    Kagome Co., Ltd........................................   1,800     47,922
    Kajima Corp............................................  72,901    938,718
    Kakaku.com, Inc........................................  14,300    259,003
    Kaken Pharmaceutical Co., Ltd..........................   4,700    235,662
    Kakiyasu Honten Co., Ltd...............................   1,500     33,112
    Kameda Seika Co., Ltd..................................   1,100     52,085
    Kamei Corp.............................................   2,000     23,045
    Kamigumi Co., Ltd......................................   8,400    173,331
    Kanaden Corp...........................................   2,100     21,867
    Kanagawa Chuo Kotsu Co., Ltd...........................     800     26,583
#   Kanamoto Co., Ltd......................................   6,700    223,885
    Kandenko Co., Ltd......................................  10,100    102,879
    Kaneka Corp............................................   6,800    284,212
    Kanematsu Corp.........................................  16,000    205,439
    Kanematsu Electronics, Ltd.............................   1,900     58,381
    Kanemi Co., Ltd........................................     400     10,640
*   Kansai Mirai Financial Group, Inc......................   7,015     54,262
    Kansai Paint Co., Ltd..................................  11,500    169,927
    Kansai Super Market, Ltd...............................   1,100     10,177
    Kao Corp...............................................  14,500    964,572
#   Kappa Create Co., Ltd..................................   1,800     21,152
    Kasai Kogyo Co., Ltd...................................   6,300     58,084
    Katakura Industries Co., Ltd...........................   2,500     26,987
    Kato Sangyo Co., Ltd...................................   1,400     43,140
    Kato Works Co., Ltd....................................   1,000     28,691
    KAWADA TECHNOLOGIES, Inc...............................     500     28,770
    Kawai Musical Instruments Manufacturing Co., Ltd.......     700     24,274
    Kawasaki Heavy Industries, Ltd.........................  18,600    440,791
    Kawasumi Laboratories, Inc.............................   2,200     13,186
    KDDI Corp.............................................. 102,300  2,475,643
    Keihan Holdings Co., Ltd...............................  10,800    409,819
    Keihanshin Building Co., Ltd...........................   1,700     12,517
    Keihin Corp............................................   5,800    114,202
    Keikyu Corp............................................  12,700    187,959
    Keio Corp..............................................   4,600    249,845
    Keisei Electric Railway Co., Ltd.......................   5,600    172,581
    Keiyo Bank, Ltd. (The).................................   6,300     45,941
    Keiyo Co., Ltd.........................................   5,100     25,240
    Kenedix, Inc...........................................   8,200     42,682
    Kenko Mayonnaise Co., Ltd..............................     900     19,246
    Kewpie Corp............................................  13,300    305,722
#   Key Coffee, Inc........................................     600     10,659
    Keyence Corp...........................................   3,800  1,856,374
    KFC Holdings Japan, Ltd................................     800     14,068
    KH Neochem Co., Ltd....................................   1,800     51,121

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    Kikkoman Corp..........................................  2,900 $  158,883
    Kinden Corp............................................ 12,900    206,836
*   Kintetsu Department Store Co., Ltd.....................    700     22,007
    Kintetsu Group Holdings Co., Ltd.......................  9,600    368,775
    Kintetsu World Express, Inc............................ 10,500    163,363
    Kirin Holdings Co., Ltd................................ 40,200    959,274
    Kirindo Holdings Co., Ltd..............................  1,200     16,773
    Kissei Pharmaceutical Co., Ltd.........................  3,600    103,442
    Ki-Star Real Estate Co., Ltd...........................    900     15,865
    Kitagawa Corp..........................................  1,000     23,476
    Kita-Nippon Bank, Ltd. (The)...........................    600     13,367
#   Kitano Construction Corp...............................    300     10,081
#   Kitanotatsujin Corp....................................  8,500     43,764
    Kito Corp..............................................  1,800     27,216
    Kitz Corp..............................................  7,500     59,762
    Kiyo Bank, Ltd. (The)..................................  2,600     38,531
#   KLab, Inc..............................................  7,300     64,272
*   KNT-CT Holdings Co., Ltd...............................  1,700     18,681
    Koa Corp...............................................  1,700     23,526
    Kobayashi Pharmaceutical Co., Ltd......................  3,600    234,799
#   Kobe Bussan Co., Ltd...................................  3,200     81,255
*   Kobe Electric Railway Co., Ltd.........................    400     14,153
    Kohnan Shoji Co., Ltd..................................  1,900     47,536
    Koito Manufacturing Co., Ltd........................... 10,400    495,103
*   Kojima Co., Ltd........................................  3,200     14,097
    Kokuyo Co., Ltd........................................  9,900    156,288
    KOMAIHALTEC, Inc.......................................    500      9,621
    Komatsu Matere Co., Ltd................................  1,900     15,702
    Komatsu Wall Industry Co., Ltd.........................    400      7,350
    Komatsu, Ltd........................................... 43,300  1,127,638
    KOMEDA Holdings Co., Ltd...............................  2,000     39,343
    Komeri Co., Ltd........................................  4,000    103,659
    Komori Corp............................................  6,500     70,342
    Konaka Co., Ltd........................................  2,300     10,182
    Konami Holdings Corp...................................  7,400    282,311
    Kondotec, Inc..........................................  2,500     22,680
    Konica Minolta, Inc.................................... 51,200    506,798
    Konishi Co., Ltd.......................................  4,200     58,851
    Konoike Transport Co., Ltd.............................  3,700     55,953
    Kose Corp..............................................  2,900    433,396
    Koshidaka Holdings Co., Ltd............................  2,400     27,971
    Kotobuki Spirits Co., Ltd..............................  2,100     80,442
*   Kourakuen Holdings Corp................................    800     13,116
    Krosaki Harima Corp....................................    300     19,840
    KRS Corp...............................................  1,000     22,514
    K's Holdings Corp...................................... 20,776    262,462
#   KU Holdings Co., Ltd...................................  2,200     18,073
    Kubota Corp............................................ 27,100    427,822
    Kumagai Gumi Co., Ltd..................................  4,300    112,309
#   Kumiai Chemical Industry Co., Ltd......................  8,400     52,288
    Kura Corp..............................................  1,000     57,951
    Kurabo Industries, Ltd.................................  1,700     41,037
    Kuraray Co., Ltd....................................... 32,800    450,525
    Kureha Corp............................................  2,100    134,956
    Kurita Water Industries, Ltd...........................  5,400    133,003
    Kusuri no Aoki Holdings Co., Ltd.......................  1,400    100,622
    KYB Corp...............................................  3,000     71,960
    Kyocera Corp...........................................  6,300    340,974
    Kyoden Co., Ltd........................................  3,100     15,212

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Kyodo Printing Co., Ltd................................  1,000 $ 25,108
    Kyokuto Boeki Kaisha, Ltd..............................  1,200   21,210
    Kyokuto Kaihatsu Kogyo Co., Ltd........................  5,500   78,518
    Kyokuto Securities Co., Ltd............................  2,300   27,766
    Kyokuyo Co., Ltd.......................................  1,200   32,951
    KYORIN Holdings, Inc...................................  4,500   98,278
    Kyoritsu Printing Co., Ltd.............................  3,900    8,915
    Kyosan Electric Manufacturing Co., Ltd.................  2,000    9,327
    Kyowa Exeo Corp........................................ 11,100  299,207
    Kyudenko Corp..........................................  6,300  229,216
    Kyushu Financial Group, Inc............................ 21,840   96,380
    Kyushu Railway Co......................................  4,100  125,911
    LAC Co., Ltd...........................................  1,900   29,804
    Lacto Japan Co., Ltd...................................    300   17,663
*   Laox Co., Ltd..........................................  5,000   15,957
    Lasertec Corp..........................................  3,300   95,010
    Lawson, Inc............................................  6,800  431,647
    LEC, Inc...............................................  1,600   32,035
    Leopalace21 Corp....................................... 56,800  236,599
    Life Corp..............................................  2,600   64,333
*   LIFULL Co., Ltd........................................  6,100   41,295
#   Like Co., Ltd..........................................  1,000   14,630
#*  LINE Corp..............................................  1,100   35,070
    Linical Co., Ltd.......................................    400    5,561
    Link And Motivation, Inc...............................  3,400   33,420
    Lintec Corp............................................  7,100  168,035
    Lion Corp.............................................. 11,600  218,090
    LIXIL Group Corp....................................... 21,600  339,567
#*  M&A Capital Partners Co., Ltd..........................    800   39,339
    M3, Inc................................................ 28,000  453,797
    Mabuchi Motor Co., Ltd.................................  2,300   81,814
    Macnica Fuji Electronics Holdings, Inc................. 10,600  153,242
    Macromill, Inc.........................................  1,600   31,662
    Maeda Corp............................................. 14,000  158,195
    Maeda Kosen Co., Ltd...................................  1,600   30,979
    Maeda Road Construction Co., Ltd.......................  5,000   91,070
    Maezawa Kyuso Industries Co., Ltd......................    600    9,678
    Makino Milling Machine Co., Ltd........................  3,200  121,786
    Makita Corp............................................  4,400  152,118
    Mamezou Holdings Co., Ltd..............................  2,000   16,214
    Mandom Corp............................................  2,700   74,927
    Mani, Inc..............................................  1,400   64,335
#   MarkLines Co., Ltd.....................................  1,200   16,488
    Mars Group Holdings Corp...............................  1,300   26,797
    Marubun Corp...........................................    800    5,506
    Maruha Nichiro Corp....................................  6,600  238,933
    Marui Group Co., Ltd................................... 17,400  374,653
    Maruichi Steel Tube, Ltd...............................  2,800   80,680
#   Marusan Securities Co., Ltd............................  2,500   19,251
    Maruwa Unyu Kikan Co., Ltd.............................  1,800   57,573
    Maruzen Co., Ltd.......................................  1,000   20,231
    Maruzen Showa Unyu Co., Ltd............................  1,600   42,312
    Marvelous, Inc.........................................  4,600   36,855
    Matsuda Sangyo Co., Ltd................................  3,400   42,212
    Matsui Construction Co., Ltd...........................  1,700   12,432
    Matsui Securities Co., Ltd.............................  6,500   66,247
    Matsumotokiyoshi Holdings Co., Ltd.....................  5,400  195,231
#   Matsuya Co., Ltd.......................................  2,200   20,768
    Matsuyafoods Holdings co., Ltd.........................    400   12,910

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
    Max Co., Ltd...........................................   3,600 $   48,466
    Maxell Holdings, Ltd...................................   4,700     59,891
    Maxvalu Nishinihon Co., Ltd............................     800     13,256
    Maxvalu Tokai Co., Ltd.................................     700     15,446
    Mazda Motor Corp.......................................  55,400    590,070
    McDonald's Holdings Co. Japan, Ltd.....................   2,100     92,426
    MCJ Co., Ltd...........................................   8,600     68,474
    Mebuki Financial Group, Inc............................  15,300     46,594
#*  Medical Data Vision Co., Ltd...........................     600      9,447
    Medical System Network Co., Ltd........................   2,700     12,810
    Medipal Holdings Corp..................................   9,300    199,077
    Megmilk Snow Brand Co., Ltd............................   8,000    187,140
    Meidensha Corp.........................................   5,800     82,168
    MEIJI Holdings Co., Ltd................................  10,300    683,402
    Meiko Electronics Co., Ltd.............................   2,700     67,520
    Meisei Industrial Co., Ltd.............................   2,300     17,383
    Meitec Corp............................................   4,700    196,895
    Meito Sangyo Co., Ltd..................................   1,000     13,427
    Meiwa Corp.............................................   3,000     11,534
    Melco Holdings, Inc....................................     400     13,354
    Menicon Co., Ltd.......................................   3,400     75,154
    Mercuria Investment Co., Ltd...........................     900      6,694
    METAWATER Co., Ltd.....................................     400     10,257
    Michinoku Bank, Ltd. (The).............................   2,300     36,430
#   Micronics Japan Co., Ltd...............................   2,300     14,704
    Mie Kotsu Group Holdings, Inc..........................   6,000     27,856
    Mikuni Corp............................................   1,500      8,226
    Milbon Co., Ltd........................................   3,300    118,465
    Mimaki Engineering Co., Ltd............................   2,100     21,566
    Mimasu Semiconductor Industry Co., Ltd.................   3,200     42,005
    Minebea Mitsumi, Inc...................................  21,100    322,788
    Ministop Co., Ltd......................................   1,900     35,082
    Miraca Holdings, Inc...................................  15,600    379,767
    Mirait Holdings Corp...................................   9,900    159,853
    Miroku Jyoho Service Co., Ltd..........................   2,300     43,365
    Misawa Homes Co., Ltd..................................   5,800     43,582
    MISUMI Group, Inc......................................  13,800    276,563
    Mitani Corp............................................   1,000     47,703
    Mito Securities Co., Ltd...............................   8,900     25,751
    Mitsuba Corp...........................................   3,200     25,197
    Mitsubishi Chemical Holdings Corp...................... 109,600    854,375
    Mitsubishi Electric Corp...............................  84,500  1,069,722
    Mitsubishi Estate Co., Ltd.............................  37,200    594,523
    Mitsubishi Gas Chemical Co., Inc.......................  11,400    191,362
    Mitsubishi Heavy Industries, Ltd.......................  11,000    387,769
    Mitsubishi Kakoki Kaisha, Ltd..........................     500      7,424
    Mitsubishi Logisnext Co., Ltd..........................   8,300     98,687
#   Mitsubishi Logistics Corp..............................   5,999    137,530
    Mitsubishi Motors Corp.................................  38,300    240,573
    Mitsubishi Paper Mills, Ltd............................   2,600     13,416
    Mitsubishi Pencil Co., Ltd.............................   3,100     54,034
    Mitsubishi Research Institute, Inc.....................   1,000     31,219
    Mitsubishi Shokuhin Co., Ltd...........................   2,700     69,584
    Mitsubishi Steel Manufacturing Co., Ltd................   1,000     17,556
    Mitsubishi Tanabe Pharma Corp..........................  10,300    152,141
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR....  21,243    127,883
    Mitsubishi UFJ Financial Group, Inc.................... 451,600  2,733,304
    Mitsubishi UFJ Lease & Finance Co., Ltd................ 100,300    515,463
    Mitsuboshi Belting, Ltd................................   2,000     49,133

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
JAPAN -- (Continued)
    Mitsui Chemicals, Inc..................................  26,200 $587,513
*   Mitsui E&S Holdings Co., Ltd...........................  13,100  219,977
    Mitsui Fudosan Co., Ltd................................  19,500  439,183
    Mitsui Mining & Smelting Co., Ltd......................  12,300  348,492
*   Mitsui-Soko Holdings Co., Ltd..........................   4,800   74,110
    Mitsuuroko Group Holdings Co., Ltd.....................   1,400    9,130
    Mixi, Inc..............................................   8,000  174,799
    Miyaji Engineering Group, Inc..........................   1,000   24,104
    Miyazaki Bank, Ltd. (The)..............................   1,400   36,472
    Miyoshi Oil & Fat Co., Ltd.............................     600    6,596
    Mizuho Financial Group, Inc............................ 452,815  777,648
#   Mizuho Financial Group, Inc., ADR......................  28,400   97,696
    Mizuno Corp............................................   2,900   67,854
    Mochida Pharmaceutical Co., Ltd........................     800   63,247
    Modec, Inc.............................................   2,700   80,939
#   Monex Group, Inc.......................................  18,000   70,593
#   Money Partners Group Co., Ltd..........................   3,000    9,641
    Monogatari Corp. (The).................................     300   26,785
    MonotaRO Co., Ltd......................................  16,000  352,745
    Morinaga & Co., Ltd....................................   3,400  136,418
    Morinaga Milk Industry Co., Ltd........................   4,900  130,612
    Morita Holdings Corp...................................   3,000   57,122
    Morozoff, Ltd..........................................     300   14,675
    Mory Industries, Inc...................................     400    9,852
    MrMax Holdings, Ltd....................................   3,700   17,142
    MS&AD Insurance Group Holdings, Inc....................  19,552  587,288
    MTI, Ltd...............................................   4,000   19,260
#   Mugen Estate Co., Ltd..................................   1,800   10,296
    Murakami Corp..........................................     600   14,492
    Murata Manufacturing Co., Ltd..........................   2,900  451,342
    Musashino Bank, Ltd. (The).............................   2,600   70,164
    N Field Co., Ltd.......................................   1,100   16,802
    Nabtesco Corp..........................................  15,000  329,263
#   NAC Co., Ltd...........................................   1,200   11,633
#   Nachi-Fujikoshi Corp...................................   2,900  118,111
#   Nagano Bank, Ltd. (The)................................     700   10,635
    Nagano Keiki Co., Ltd..................................   2,600   21,627
    Nagase & Co., Ltd......................................  15,900  249,742
    Nagatanien Holdings Co., Ltd...........................   1,000   24,440
    Nagawa Co., Ltd........................................     400   19,276
    Nagoya Railroad Co., Ltd...............................  15,900  384,006
    Nakabayashi Co., Ltd...................................   3,000   16,748
*   Nakamura Choukou Co., Ltd..............................     300    3,662
    Nakamuraya Co., Ltd....................................     600   23,875
    Nakanishi, Inc.........................................   3,000   70,188
    Namura Shipbuilding Co., Ltd...........................   9,800   43,551
    Nankai Electric Railway Co., Ltd.......................   7,800  191,022
    Nanto Bank, Ltd. (The).................................   1,800   41,163
    Natori Co., Ltd........................................     500    7,913
    NEC Capital Solutions, Ltd.............................   2,600   40,857
    NEC Corp...............................................  22,700  651,608
    NEC Networks & System Integration Corp.................   3,600   78,466
    NET One Systems Co., Ltd...............................   5,900  123,524
    Neturen Co., Ltd.......................................   6,800   59,887
*   Nexon Co., Ltd.........................................  34,200  390,128
#   Nextage Co., Ltd.......................................   3,400   31,209
    NGK Insulators, Ltd....................................  11,500  161,852
    NGK Spark Plug Co., Ltd................................   5,300  107,247
    NHK Spring Co., Ltd....................................  33,000  282,568

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
    Nichia Steel Works, Ltd................................   1,000 $    2,839
    Nichias Corp...........................................   5,000    108,951
    Nichiban Co., Ltd......................................   1,500     29,139
    Nichiden Corp..........................................   2,100     34,062
    Nichiha Corp...........................................   2,500     55,210
    NichiiGakkan Co., Ltd..................................   7,800     72,652
    Nichi-iko Pharmaceutical Co., Ltd......................   8,800    119,875
    Nichirei Corp..........................................  15,300    367,476
    Nichireki Co., Ltd.....................................   1,900     17,404
    Nichirin Co., Ltd......................................   1,430     30,206
    Nidec Corp.............................................   7,400    950,492
    Nidec Corp., Sponsored ADR.............................   5,300    169,838
    Nifco, Inc.............................................  25,200    574,295
    Nihon Chouzai Co., Ltd.................................   1,200     37,191
    Nihon Eslead Corp......................................     800     10,834
    Nihon Flush Co., Ltd...................................     900     17,246
#   Nihon House Holdings Co., Ltd..........................   4,300     19,619
    Nihon Kohden Corp......................................   8,000    239,506
    Nihon M&A Center, Inc..................................  18,200    436,114
    Nihon Nohyaku Co., Ltd.................................   6,700     37,129
    Nihon Parkerizing Co., Ltd.............................   4,800     57,968
    Nihon Plast Co., Ltd...................................   1,900     15,368
    Nihon Tokushu Toryo Co., Ltd...........................   1,500     28,764
    Nihon Unisys, Ltd......................................  10,600    232,291
    Nihon Yamamura Glass Co., Ltd..........................     300      4,463
    Nikkiso Co., Ltd.......................................   5,500     63,861
    Nikkon Holdings Co., Ltd...............................   5,100    123,239
    Nikon Corp.............................................  12,700    221,395
    Nintendo Co., Ltd......................................   4,200  1,311,252
    Nippo Corp.............................................   3,600     59,023
    Nippon Air Conditioning Services Co., Ltd..............   2,400     16,433
    Nippon Beet Sugar Manufacturing Co., Ltd...............     900     15,684
    Nippon Carbon Co., Ltd.................................     800     45,240
    Nippon Commercial Development Co., Ltd.................   1,500     22,739
    Nippon Concrete Industries Co., Ltd....................     700      1,886
    Nippon Densetsu Kogyo Co., Ltd.........................   4,000     80,881
    Nippon Express Co., Ltd................................   9,300    586,909
    Nippon Flour Mills Co., Ltd............................   4,100     67,906
    Nippon Gas Co., Ltd....................................   6,400    193,594
    Nippon Hume Corp.......................................   1,400     11,244
    Nippon Kanzai Co., Ltd.................................   1,300     23,729
    Nippon Kayaku Co., Ltd.................................  21,000    249,925
#   Nippon Kodoshi Corp....................................     800     18,083
    Nippon Koei Co., Ltd...................................   1,800     40,517
    Nippon Light Metal Holdings Co., Ltd................... 142,000    299,421
#   Nippon Paint Holdings Co., Ltd.........................  15,500    484,171
    Nippon Paper Industries Co., Ltd.......................   3,500     63,412
    Nippon Parking Development Co., Ltd....................  29,200     40,933
    Nippon Pillar Packing Co., Ltd.........................     800     10,715
    Nippon Piston Ring Co., Ltd............................     900     16,921
    Nippon Road Co., Ltd. (The)............................     500     27,636
    Nippon Seiki Co., Ltd..................................   3,800     66,872
    Nippon Seisen Co., Ltd.................................     500     15,388
*   Nippon Sharyo, Ltd.....................................   1,400     36,813
    Nippon Shinyaku Co., Ltd...............................     800     45,961
    Nippon Shokubai Co., Ltd...............................   2,300    148,390
    Nippon Signal Co., Ltd.................................   7,300     66,840
    Nippon Soda Co., Ltd...................................   4,200    109,147
    Nippon Steel & Sumikin Bussan Corp.....................   2,000     87,114

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
    Nippon Suisan Kaisha, Ltd..............................  66,200 $  422,864
    Nippon Systemware Co., Ltd.............................   1,000     20,748
    Nippon Telegraph & Telephone Corp......................  27,500  1,134,061
    Nippon Thompson Co., Ltd...............................   8,400     48,576
#   Nippon Yakin Kogyo Co., Ltd............................   2,000      5,316
    Nipro Corp.............................................  31,300    398,581
    Nishimatsu Construction Co., Ltd.......................   7,100    165,504
    Nishimatsuya Chain Co., Ltd............................   4,600     40,945
    Nishi-Nippon Financial Holdings, Inc...................   5,700     54,167
    Nishi-Nippon Railroad Co., Ltd.........................   4,000     98,965
    Nishio Rent All Co., Ltd...............................   4,200    135,331
    Nissan Chemical Corp...................................   7,100    334,774
    Nissan Motor Co., Ltd.................................. 216,300  1,967,845
    Nissan Shatai Co., Ltd.................................   9,500     76,521
    Nissan Tokyo Sales Holdings Co., Ltd...................   5,300     16,284
#   Nissei ASB Machine Co., Ltd............................   1,400     46,915
    Nissei Plastic Industrial Co., Ltd.....................   1,200     11,162
#   Nissha Co., Ltd........................................   1,500     24,411
    Nisshin Fudosan Co.....................................   3,300     15,385
    Nisshin Oillio Group, Ltd. (The).......................   3,500    105,028
    Nisshin Seifun Group, Inc..............................   5,480    109,041
    Nisshinbo Holdings, Inc................................   8,404     92,517
    Nissin Electric Co., Ltd...............................   6,000     49,018
    Nissin Foods Holdings Co., Ltd.........................   1,300     83,823
    Nissin Kogyo Co., Ltd..................................   3,300     48,012
    Nissin Sugar Co., Ltd..................................   2,000     39,603
#   Nissui Pharmaceutical Co., Ltd.........................   1,700     18,813
    Nitori Holdings Co., Ltd...............................   3,200    417,835
    Nitta Corp.............................................     800     29,036
    Nittetsu Mining Co., Ltd...............................     200      8,501
    Nitto Boseki Co., Ltd..................................   1,600     31,613
    Nitto Denko Corp.......................................   9,000    562,276
    Nitto Fuji Flour Milling Co., Ltd......................     300     14,324
    Nitto Kogyo Corp.......................................   3,300     57,474
    Nitto Kohki Co., Ltd...................................   1,400     29,162
    Nitto Seiko Co., Ltd...................................   2,100     11,602
#   Nittoc Construction Co., Ltd...........................   1,700     11,106
    Nittoku Engineering Co., Ltd...........................     900     23,862
    NJS Co., Ltd...........................................     700     10,895
    Noda Corp..............................................   1,400     12,841
    Noevir Holdings Co., Ltd...............................   2,100     89,331
    NOF Corp...............................................  10,200    288,849
    Nohmi Bosai, Ltd.......................................   3,000     63,160
    Nojima Corp............................................   5,600    132,265
    Nomura Co., Ltd........................................   3,500     79,488
    Nomura Holdings, Inc................................... 110,300    529,656
#   Nomura Holdings, Inc., Sponsored ADR...................  43,290    203,463
    Nomura Real Estate Holdings, Inc.......................  19,500    366,306
    Nomura Research Institute, Ltd.........................   6,222    275,843
    Noritake Co., Ltd......................................   1,000     49,929
    Noritsu Koki Co., Ltd..................................   2,200     49,438
    Noritz Corp............................................   4,600     66,796
    NS Solutions Corp......................................   3,400    101,464
    NS Tool Co., Ltd.......................................     400      9,428
    NSD Co., Ltd...........................................   2,300     48,695
    NSK, Ltd...............................................  27,600    272,686
    NTN Corp............................................... 106,000    387,710
    NTT Data Corp..........................................  36,100    463,470
    NTT DOCOMO, Inc........................................  63,000  1,562,327

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
#   NTT Urban Development Corp.............................  14,300 $  212,522
    NuFlare Technology, Inc................................     600     30,150
    Obara Group, Inc.......................................   1,800     70,769
    Obayashi Corp..........................................  92,000    812,196
    Obic Co., Ltd..........................................   2,000    182,080
    Odakyu Electric Railway Co., Ltd.......................  16,700    353,050
    Odelic Co., Ltd........................................     400     14,743
    Oenon Holdings, Inc....................................   5,000     17,336
    Ogaki Kyoritsu Bank, Ltd. (The)........................   3,100     68,794
    Ohashi Technica, Inc...................................   1,000     12,505
    Ohsho Food Service Corp................................     600     41,367
    Oiles Corp.............................................   1,800     33,052
    Oita Bank, Ltd. (The)..................................   1,000     33,074
    Oji Holdings Corp......................................  59,000    418,966
    Okabe Co., Ltd.........................................   4,100     36,449
    Okamoto Industries, Inc................................   1,200     54,080
    Okamoto Machine Tool Works, Ltd........................     400     11,017
    Okamura Corp...........................................   5,400     73,608
    Okasan Securities Group, Inc...........................  11,700     56,017
    Oki Electric Industry Co., Ltd.........................  15,500    212,155
    Okinawa Cellular Telephone Co..........................   1,600     58,939
    OKK Corp...............................................     800      7,494
    OKUMA Corp.............................................   2,600    129,819
    Okumura Corp...........................................   4,100    129,397
    Okura Industrial Co., Ltd..............................     400      7,327
    Okuwa Co., Ltd.........................................   3,000     30,054
#   Olympic Group Corp.....................................   2,900     20,449
    Olympus Corp...........................................  22,600    753,299
    Omron Corp.............................................  14,600    591,074
    Ono Pharmaceutical Co., Ltd............................   8,200    186,088
    Onoken Co., Ltd........................................   1,100     16,046
    Onward Holdings Co., Ltd...............................  15,000     90,429
    Ootoya Holdings Co., Ltd...............................     700     13,993
*   Open Door, Inc.........................................     700     16,620
    Open House Co., Ltd....................................   5,600    221,344
    OPT Holding, Inc.......................................   1,200     26,779
    Optex Group Co., Ltd...................................   1,600     29,153
    Oracle Corp............................................   2,300    155,685
    Organo Corp............................................   1,200     33,344
    Orient Corp............................................  54,900     85,878
    Oriental Land Co., Ltd.................................   8,000    752,588
    Origin Electric Co., Ltd...............................     400      5,714
    Osaka Gas Co., Ltd.....................................  19,800    362,063
#   Osaka Soda Co., Ltd....................................   1,500     35,273
    Osaki Electric Co., Ltd................................   5,200     33,235
    OSG Corp...............................................   8,700    179,517
    OSJB Holdings Corp.....................................  11,900     30,061
    Otsuka Corp............................................   8,700    288,569
    Otsuka Holdings Co., Ltd...............................   1,100     52,611
    Otsuka Kagu, Ltd.......................................     300        700
    OUG Holdings, Inc......................................     500     11,703
#   Outsourcing, Inc.......................................  12,800    162,236
    Oyo Corp...............................................   4,300     49,062
    Pacific Industrial Co., Ltd............................   3,600     52,597
    Pack Corp. (The).......................................   1,000     28,621
    PAL GROUP Holdings Co., Ltd............................   1,700     49,808
    PALTAC Corp............................................   2,400    122,279
    Panasonic Corp......................................... 101,800  1,092,461
#   Panasonic Corp., Sponsored ADR.........................  24,160    254,284

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
    Paraca, Inc............................................     900 $   16,404
    Paramount Bed Holdings Co., Ltd........................   1,800     75,735
    Parco Co., Ltd.........................................   2,200     23,353
    Paris Miki Holdings, Inc...............................   2,800     12,025
#   Park24 Co., Ltd........................................  11,300    297,282
#   Pasona Group, Inc......................................   4,900     59,613
    PC Depot Corp..........................................   4,020     20,184
    Pegasus Sewing Machine Manufacturing Co., Ltd..........     400      2,811
    Penta-Ocean Construction Co., Ltd......................  54,600    326,653
#   Pepper Food Service Co., Ltd...........................     600     16,852
#*  PeptiDream, Inc........................................   2,300     75,424
    Persol Holdings Co., Ltd...............................  18,600    352,872
    PIA Corp...............................................     400     19,121
    Pickles Corp...........................................   1,200     23,840
    Pigeon Corp............................................  12,100    511,736
    Pilot Corp.............................................   2,900    160,191
    Piolax, Inc............................................   1,500     32,683
#*  Pioneer Corp...........................................  44,000     39,398
#   Plenus Co., Ltd........................................   1,100     17,605
    Pola Orbis Holdings, Inc...............................   7,400    197,684
    Poletowin Pitcrew Holdings, Inc........................   1,600     35,814
    Press Kogyo Co., Ltd...................................   6,000     27,432
    Pressance Corp.........................................  12,300    139,887
    Prestige International, Inc............................   4,600     52,369
    Pronexus, Inc..........................................     600      5,831
    Prospect Co., Ltd......................................  33,000     11,138
    Proto Corp.............................................   1,100     14,583
#   PS Mitsubishi Construction Co., Ltd....................   4,900     27,242
    Punch Industry Co., Ltd................................   2,000     11,410
    Qol Holdings Co., Ltd..................................   3,300     69,454
    Quick Co., Ltd.........................................     800     12,885
    Raito Kogyo Co., Ltd...................................   5,500     74,292
    Rakus Co., Ltd.........................................     800     14,684
    Rakuten, Inc........................................... 175,700  1,188,432
#   Rasa Industries, Ltd...................................     600      9,876
    Raysum Co., Ltd........................................   1,900     23,391
    Recruit Holdings Co., Ltd..............................  72,000  1,932,450
    Relia, Inc.............................................   1,400     15,461
    Relo Group, Inc........................................  14,100    332,286
    Renaissance, Inc.......................................     700     14,102
    Rengo Co., Ltd.........................................  25,900    225,769
#*  Renown, Inc............................................   2,100      2,146
    Resona Holdings, Inc...................................  30,200    158,853
    Retail Partners Co., Ltd...............................     900     10,294
    Rheon Automatic Machinery Co., Ltd.....................   1,500     25,645
    Rhythm Watch Co., Ltd..................................     900     15,938
    Ricoh Co., Ltd.........................................  39,000    389,309
    Ricoh Leasing Co., Ltd.................................   3,500    114,894
    Right On Co., Ltd......................................   1,300     10,816
    Riken Keiki Co., Ltd...................................   1,500     29,606
    Riken Technos Corp.....................................   2,100      9,461
    Rinnai Corp............................................   3,200    232,462
    Rion Co., Ltd..........................................     700     13,985
    Riso Kagaku Corp.......................................   2,100     44,291
    Riso Kyoiku Co., Ltd...................................   2,900     30,675
#   Rock Field Co., Ltd....................................   1,200     17,374
    Rohto Pharmaceutical Co., Ltd..........................   6,500    205,871
    Rokko Butter Co., Ltd..................................   1,000     21,587
    Roland DG Corp.........................................   2,300     48,980

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
#   Rorze Corp.............................................  1,000 $   17,131
    Round One Corp.........................................  7,900     93,700
#   RS Technologies Co., Ltd...............................    600     24,324
    Ryobi, Ltd.............................................  3,100     89,982
    Ryoden Corp............................................  1,000     13,897
    Ryohin Keikaku Co., Ltd................................  1,700    449,361
    Ryosan Co., Ltd........................................  4,400    126,600
    Ryoyo Electro Corp.....................................  4,500     64,532
    S Foods, Inc...........................................  1,100     44,316
    Sac's Bar Holdings, Inc................................  1,600     14,180
    Sagami Rubber Industries Co., Ltd......................  2,000     43,775
    Saizeriya Co., Ltd.....................................  1,800     34,161
    Sakai Chemical Industry Co., Ltd.......................  2,200     50,690
    Sakai Heavy Industries, Ltd............................    400     11,814
    Sakai Moving Service Co., Ltd..........................    700     36,120
    Sakai Ovex Co., Ltd....................................    700     13,912
    Sakata INX Corp........................................  6,100     60,396
    Sakura Internet, Inc...................................  3,000     14,614
    Sala Corp..............................................  1,800     10,300
#   SAMTY Co., Ltd.........................................  1,600     20,947
    San Holdings, Inc......................................    500     11,673
    San ju San Financial Group, Inc........................  1,510     26,728
    San-A Co., Ltd.........................................  1,800     75,938
    San-Ai Oil Co., Ltd.................................... 12,100    130,108
*   Sanden Holdings Corp...................................  2,700     29,502
    Sanei Architecture Planning Co., Ltd...................  1,100     16,042
    Sangetsu Corp..........................................  4,500     86,550
    San-In Godo Bank, Ltd. (The)........................... 10,400     78,908
    Sanken Electric Co., Ltd...............................  2,399     52,924
    Sanki Engineering Co., Ltd.............................  7,600     74,484
    Sankyo Co., Ltd........................................  4,300    164,177
    Sankyo Frontier Co., Ltd...............................  1,000     31,099
    Sankyo Seiko Co., Ltd..................................  3,200     12,850
    Sankyo Tateyama, Inc...................................  2,400     27,004
    Sankyu, Inc............................................  5,800    273,381
    Sanoh Industrial Co., Ltd..............................  2,800     15,947
#   Sansha Electric Manufacturing Co., Ltd.................  1,000      9,729
    Sanshin Electronics Co., Ltd...........................  2,400     40,362
    Santen Pharmaceutical Co., Ltd......................... 17,300    256,244
    Sanwa Holdings Corp.................................... 48,700    571,481
    Sanyo Chemical Industries, Ltd.........................  2,000     91,645
    Sanyo Denki Co., Ltd...................................  1,500     61,344
    Sanyo Electric Railway Co., Ltd........................  1,400     30,914
#   Sanyo Housing Nagoya Co., Ltd..........................    200      1,774
    Sanyo Shokai, Ltd......................................  2,100     35,407
    Sanyo Trading Co., Ltd.................................    700     10,981
    Sapporo Holdings, Ltd.................................. 12,100    224,462
    Sato Holdings Corp.....................................  6,400    189,125
    Sato Shoji Corp........................................  1,000      9,597
    Satori Electric Co., Ltd...............................    900      8,168
    Sawada Holdings Co., Ltd...............................  1,300     11,660
    Sawai Pharmaceutical Co., Ltd..........................  2,600    131,799
    SBI Holdings, Inc...................................... 35,300    921,789
    SBS Holdings, Inc......................................  2,200     27,847
    Scala, Inc.............................................  2,600     22,159
    SCREEN Holdings Co., Ltd...............................  7,100    385,974
    Scroll Corp............................................  2,500     10,604
    SCSK Corp..............................................  4,643    196,750
    Secom Co., Ltd......................................... 12,400  1,015,207

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
#   Seed Co., Ltd..........................................   2,100 $   32,442
    Sega Sammy Holdings, Inc...............................  10,200    130,971
    Seibu Holdings, Inc....................................  13,500    244,925
    Seika Corp.............................................   1,000     15,788
    Seikagaku Corp.........................................   2,700     40,018
*   Seikitokyu Kogyo Co., Ltd..............................   2,600     14,833
    Seiko Epson Corp.......................................  20,900    336,725
    Seiko Holdings Corp....................................   3,200     76,772
    Seino Holdings Co., Ltd................................  12,400    171,720
    Seiren Co., Ltd........................................   4,800     68,290
    Sekisui House, Ltd.....................................  59,500    873,283
    Sekisui Jushi Corp.....................................   3,200     58,072
    Sekisui Plastics Co., Ltd..............................   4,400     34,240
    Senko Group Holdings Co., Ltd..........................  20,220    157,143
#   Senshu Electric Co., Ltd...............................     600     13,859
    Senshu Ikeda Holdings, Inc.............................  22,300     68,529
*   Senshukai Co., Ltd.....................................   5,500     14,153
    Seria Co., Ltd.........................................   4,500    150,971
    Seven & I Holdings Co., Ltd............................  47,400  2,052,419
    Seven Bank, Ltd........................................ 149,000    465,663
    SFP Holdings Co., Ltd..................................     900     13,304
#   Sharp Corp.............................................   7,100    108,987
    Shibaura Electronics Co., Ltd..........................     400     17,298
    Shibaura Mechatronics Corp.............................     500     15,219
    Shibusawa Warehouse Co., Ltd. (The)....................     900     12,709
    Shibuya Corp...........................................   2,100     70,572
#*  SHIFT, Inc.............................................     500     16,505
#   Shiga Bank, Ltd. (The).................................   3,300     76,545
    Shikoku Bank, Ltd. (The)...............................   2,400     26,959
    Shikoku Chemicals Corp.................................   5,700     58,195
    Shima Seiki Manufacturing, Ltd.........................   1,000     26,964
    Shimachu Co., Ltd......................................   3,700     96,991
    Shimadzu Corp..........................................  12,000    303,276
    Shimamura Co., Ltd.....................................   2,500    210,286
    Shimano, Inc...........................................   2,400    327,780
    Shimizu Bank, Ltd. (The)...............................   1,200     20,300
    Shimizu Corp...........................................  54,100    439,149
    Shin Nippon Air Technologies Co., Ltd..................   1,200     18,954
#*  Shin Nippon Biomedical Laboratories, Ltd...............   2,100      9,334
    Shinagawa Refractories Co., Ltd........................     400     15,357
    Shindengen Electric Manufacturing Co., Ltd.............     600     26,095
    Shin-Etsu Chemical Co., Ltd............................   8,500    710,264
    Shin-Etsu Polymer Co., Ltd.............................   7,800     57,120
#*  Shinkawa, Ltd..........................................     400      1,802
    Shinko Electric Industries Co., Ltd....................   8,000     55,697
    Shinko Plantech Co., Ltd...............................   6,800     63,363
    Shinko Shoji Co., Ltd..................................   2,100     29,235
    Shinmaywa Industries, Ltd..............................   8,400    103,415
    Shinnihon Corp.........................................   5,000     47,372
#   Shinoken Group Co., Ltd................................   2,800     23,152
    Shinsei Bank, Ltd......................................  13,600    207,169
    Shinsho Corp...........................................     800     19,682
#   Shinwa Co., Ltd........................................     600     11,805
    Shionogi & Co., Ltd....................................  11,500    735,352
    Ship Healthcare Holdings, Inc..........................   6,400    231,397
    Shiseido Co., Ltd......................................  27,800  1,754,054
    Shizuoka Bank, Ltd. (The)..............................  14,000    122,486
    Shizuoka Gas Co., Ltd..................................  12,200    105,535
#   Shoei Co., Ltd.........................................     800     31,170

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
#   Shoei Foods Corp.......................................   1,500 $   57,625
    Shofu, Inc.............................................     900     10,298
    Showa Corp.............................................   5,800     79,816
    Showa Denko K.K........................................  10,700    465,917
    Showa Sangyo Co., Ltd..................................   1,800     45,081
    Showa Shell Sekiyu K.K.................................  28,400    542,047
#   SIGMAXYZ, Inc..........................................   1,100     10,194
    Sinanen Holdings Co., Ltd..............................     800     19,048
    Sinfonia Technology Co., Ltd...........................   3,400     44,463
    Sinko Industries, Ltd..................................   1,300     18,584
    Sintokogio, Ltd........................................   5,900     50,831
    SK-Electronics Co., Ltd................................   1,200     19,698
    SKY Perfect JSAT Holdings, Inc.........................  22,100     98,133
#   Skylark Holdings Co., Ltd..............................  19,100    297,363
    SMC Corp...............................................   1,500    478,102
    SMK Corp...............................................     400      8,219
    SMS Co., Ltd...........................................   7,600    127,470
    SNT Corp...............................................   2,900      9,661
    Sodick Co., Ltd........................................  10,800     81,358
    Soft99 Corp............................................   1,100      9,779
    SoftBank Group Corp....................................  55,684  4,406,797
#   Softbank Technology Corp...............................   1,200     22,627
    Softcreate Holdings Corp...............................     700      9,948
    Software Service, Inc..................................     200     15,107
    Sogo Medical Holdings Co., Ltd.........................   3,100     66,511
    Sohgo Security Services Co., Ltd.......................   5,100    227,160
    Solasto Corp...........................................   5,100     53,821
    Sompo Holdings, Inc....................................  10,000    412,455
    Sony Corp..............................................  72,200  3,907,228
    Sony Financial Holdings, Inc...........................   5,400    124,575
    Sotetsu Holdings, Inc..................................   5,200    159,018
#   Sourcenext Corp........................................   3,100     38,238
    Space Co., Ltd.........................................     700      7,785
    Space Value Holdings Co., Ltd..........................   3,000     26,774
#   Sparx Group Co., Ltd...................................  15,000     32,250
    SPK Corp...............................................     200      4,283
#   S-Pool, Inc............................................   1,500     20,134
    Square Enix Holdings Co., Ltd..........................   5,100    182,791
    SRA Holdings...........................................     800     22,519
    Srg Takamiya Co., Ltd..................................   3,400     19,867
#   SRS Holdings Co., Ltd..................................   2,600     23,002
    St Marc Holdings Co., Ltd..............................   1,700     40,374
#   Star Mica Co., Ltd.....................................     700      9,562
#   Star Micronics Co., Ltd................................   5,800     82,392
    Starts Corp., Inc......................................   6,900    143,280
    St-Care Holding Corp...................................   1,700      9,049
    Stella Chemifa Corp....................................   1,700     51,735
#   Strike Co., Ltd........................................     600     17,410
    Studio Alice Co., Ltd..................................   1,400     32,016
    Subaru Corp............................................  45,200  1,219,256
    Sugi Holdings Co., Ltd.................................   2,600    119,043
    Sugimoto & Co., Ltd....................................     600     10,380
#   Sumida Corp............................................   3,400     42,167
#   Suminoe Textile Co., Ltd...............................     500     11,978
    Sumitomo Bakelite Co., Ltd.............................   4,000    144,429
    Sumitomo Chemical Co., Ltd............................. 226,231  1,133,279
    Sumitomo Dainippon Pharma Co., Ltd.....................  10,700    223,563
    Sumitomo Densetsu Co., Ltd.............................   2,700     42,742
    Sumitomo Electric Industries, Ltd......................  34,600    471,861

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    Sumitomo Forestry Co., Ltd............................. 26,900 $  399,164
    Sumitomo Heavy Industries, Ltd......................... 23,600    742,238
    Sumitomo Metal Mining Co., Ltd......................... 10,300    324,306
    Sumitomo Mitsui Construction Co., Ltd.................. 41,400    259,718
    Sumitomo Mitsui Financial Group, Inc................... 48,600  1,892,245
    Sumitomo Mitsui Trust Holdings, Inc.................... 11,100    441,042
    Sumitomo Precision Products Co., Ltd...................    300      9,737
    Sumitomo Realty & Development Co., Ltd................. 16,000    549,761
    Sumitomo Riko Co., Ltd.................................  4,100     33,872
    Sumitomo Rubber Industries, Ltd........................  1,003     14,391
    Sumitomo Seika Chemicals Co., Ltd......................  2,000     99,822
    Sumitomo Warehouse Co., Ltd. (The).....................  4,500     52,759
    Sun Frontier Fudousan Co., Ltd.........................  7,200     73,488
    Suncall Corp...........................................  2,600     16,830
    Sundrug Co., Ltd.......................................  4,300    156,257
    Suntory Beverage & Food, Ltd...........................  7,700    313,813
    Sun-Wa Technos Corp....................................  1,100     12,510
#   Suruga Bank, Ltd....................................... 10,500     49,505
    Sushiro Global Holdings, Ltd...........................    300     15,802
    Suzuken Co., Ltd.......................................  3,390    171,586
    Suzuki Co., Ltd........................................    700      4,714
    Suzuki Motor Corp...................................... 19,600    977,388
    SWCC Showa Holdings Co., Ltd...........................  2,900     18,041
    Sysmex Corp............................................  8,500    596,186
    Systena Corp...........................................  6,800     81,827
#   Syuppin Co., Ltd.......................................  1,800     22,454
    T Hasegawa Co., Ltd....................................  2,700     47,943
    T RAD Co., Ltd.........................................    800     19,107
    T&D Holdings, Inc...................................... 21,900    350,087
    T&K Toka Co., Ltd......................................  1,000      9,566
    Tachibana Eletech Co., Ltd.............................  1,000     15,181
    Tachikawa Corp.........................................  1,000     10,038
    Tachi-S Co., Ltd.......................................  2,800     39,465
    Tadano, Ltd............................................  9,500    101,770
    Taihei Dengyo Kaisha, Ltd..............................  2,400     56,550
    Taiho Kogyo Co., Ltd...................................  1,600     14,428
    Taikisha, Ltd..........................................  2,900     81,834
    Taiko Bank, Ltd. (The).................................    700     12,728
    Taisei Corp............................................ 25,300  1,082,042
    Taisho Pharmaceutical Holdings Co., Ltd................  1,100    117,289
    Taiyo Holdings Co., Ltd................................  1,900     67,886
    Taiyo Nippon Sanso Corp................................  5,800     93,219
    Takamatsu Construction Group Co., Ltd..................  1,400     35,796
    Takano Co., Ltd........................................    200      1,552
    Takaoka Toko Co., Ltd..................................  1,400     20,101
    Takara Bio, Inc........................................  1,100     25,943
    Takara Holdings, Inc...................................  7,900    110,826
    Takara Standard Co., Ltd...............................  5,100     78,747
    Takasago International Corp............................  2,300     73,323
    Takasago Thermal Engineering Co., Ltd..................  4,100     70,059
    Takashimaya Co., Ltd................................... 11,800    185,705
    Take And Give Needs Co., Ltd...........................  1,500     23,531
    TAKEBISHI Corp.........................................  1,000     13,895
#   Takeda Pharmaceutical Co., Ltd......................... 34,800  1,442,791
    Takeei Corp............................................  3,000     19,060
    Takeuchi Manufacturing Co., Ltd........................  5,400    111,683
    Takihyo Co., Ltd.......................................    500      8,707
    Takisawa Machine Tool Co., Ltd.........................  1,100     15,283
    Takuma Co., Ltd........................................  5,800     73,929

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    Tama Home Co., Ltd.....................................  2,100 $   21,594
    Tamron Co., Ltd........................................  1,000     17,845
    Tamura Corp............................................  4,000     20,450
    Tanseisha Co., Ltd.....................................  3,700     37,670
#   Tateru, Inc............................................  4,000     16,787
    Tatsuta Electric Wire and Cable Co., Ltd...............  7,100     31,386
    Tayca Corp.............................................  2,000     42,054
#   Tbk Co., Ltd...........................................  3,900     15,912
    TechMatrix Corp........................................  1,500     27,586
    TechnoPro Holdings, Inc................................  6,700    349,048
    Tecnos Japan, Inc......................................  1,300     10,066
    Teijin, Ltd............................................ 57,800  1,002,061
    Teikoku Electric Manufacturing Co., Ltd................  1,000     14,361
    Teikoku Sen-I Co., Ltd.................................  1,100     24,153
    Teikoku Tsushin Kogyo Co., Ltd.........................    900      9,649
    Tekken Corp............................................  1,800     44,941
    Tenma Corp.............................................  2,100     36,489
#   Tenpos Holdings Co., Ltd...............................    900     16,720
    Terumo Corp............................................  7,100    383,271
    T-Gaia Corp............................................  2,700     61,129
    THK Co., Ltd...........................................  8,000    176,683
    Tigers Polymer Corp....................................  1,800     11,043
    TIS, Inc...............................................  9,800    437,738
    TKC Corp...............................................  1,500     57,048
    Toa Corp. (6894434)....................................  2,800     30,013
    Toa Corp. (6894508)....................................  2,600     43,528
#   Toa Oil Co., Ltd.......................................    300      6,945
    TOA ROAD Corp..........................................    300      9,587
    Toagosei Co., Ltd...................................... 14,200    145,809
    Tobishima Corp.........................................  1,930     29,424
    Tobu Railway Co., Ltd.................................. 10,300    286,470
    TOC Co., Ltd...........................................  7,500     51,094
    Tocalo Co., Ltd........................................ 11,400     99,205
    Tochigi Bank, Ltd. (The)............................... 10,400     30,250
    Toda Corp.............................................. 22,000    148,042
    Toei Animation Co., Ltd................................  1,200     40,498
    Toei Co., Ltd..........................................    600     65,512
    Toenec Corp............................................  1,600     46,222
    Toho Bank, Ltd. (The).................................. 13,900     49,340
    Toho Co., Ltd..........................................  6,000    195,752
    Toho Co., Ltd..........................................    800     15,851
    Toho Gas Co., Ltd...................................... 12,600    433,845
#   Toho Holdings Co., Ltd.................................  5,200    136,225
    Toho Titanium Co., Ltd.................................  4,300     43,713
    Toho Zinc Co., Ltd.....................................  2,300     73,511
#   Tohoku Bank, Ltd. (The)................................  1,300     14,602
    Tohokushinsha Film Corp................................  2,900     15,842
    Tohto Suisan Co., Ltd..................................    700     13,248
#   Tokai Carbon Co., Ltd.................................. 23,100    361,673
    Tokai Corp.............................................  1,800     36,257
    TOKAI Holdings Corp....................................  8,800     73,527
    Tokai Rika Co., Ltd....................................  6,800    123,992
    Tokai Tokyo Financial Holdings, Inc.................... 16,600     85,694
    Token Corp.............................................  2,320    150,285
    Tokio Marine Holdings, Inc............................. 21,600  1,017,622
    Tokushu Tokai Paper Co., Ltd...........................  1,300     50,169
#*  Tokyo Base Co., Ltd....................................  3,100     17,373
    Tokyo Broadcasting System Holdings, Inc................  4,700     87,028
    Tokyo Century Corp..................................... 10,600    568,939

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
JAPAN -- (Continued)
    Tokyo Dome Corp........................................  7,400 $   65,135
#   Tokyo Electron, Ltd....................................  7,500  1,012,115
    Tokyo Energy & Systems, Inc............................  2,000     17,373
    Tokyo Gas Co., Ltd..................................... 33,900    833,699
    Tokyo Individualized Educational Institute, Inc........  1,300     16,815
    Tokyo Keiki, Inc.......................................  1,000      9,344
    Tokyo Kiraboshi Financial Group, Inc...................  2,785     44,990
    Tokyo Ohka Kogyo Co., Ltd..............................  7,900    211,584
#   Tokyo Rope Manufacturing Co., Ltd......................  1,800     18,459
    Tokyo Seimitsu Co., Ltd................................  3,500     84,165
    Tokyo Tatemono Co., Ltd................................ 26,900    289,313
    Tokyotokeiba Co., Ltd..................................    700     24,753
    Tokyu Construction Co., Ltd............................ 17,000    153,777
    Tokyu Corp............................................. 22,183    366,465
#   Tokyu Fudosan Holdings Corp............................ 74,400    419,195
    Tokyu Recreation Co., Ltd..............................    600     26,147
    Toli Corp..............................................  4,700     12,280
    Tomato Bank, Ltd.......................................  1,400     17,018
    Tomoe Corp.............................................  3,500     13,628
#   Tomoe Engineering Co., Ltd.............................  1,200     23,252
    Tomoku Co., Ltd........................................    600     10,341
    TOMONY Holdings, Inc................................... 11,500     44,571
    Tomy Co., Ltd.......................................... 14,500    168,676
    Tonami Holdings Co., Ltd...............................    700     38,848
    Topcon Corp............................................ 11,600    168,546
    Toppan Forms Co., Ltd..................................  7,500     68,177
    Toppan Printing Co., Ltd...............................  8,000    113,099
    Topre Corp.............................................  3,700     76,996
    Topy Industries, Ltd...................................  2,800     75,462
    Toray Industries, Inc.................................. 96,607    685,262
    Torex Semiconductor, Ltd...............................    900     11,427
#   Toridoll Holdings Corp.................................  2,500     42,344
    Torigoe Co., Ltd. (The)................................  2,000     17,036
#   Torikizoku Co., Ltd....................................  1,000     18,279
    Torishima Pump Manufacturing Co., Ltd..................  1,100      9,054
    Tosei Corp.............................................  8,400     76,782
*   Toshiba Corp...........................................  2,000     59,945
    Toshiba Machine Co., Ltd...............................  2,500     47,343
    Toshiba Plant Systems & Services Corp..................  2,800     57,233
    Toshiba TEC Corp.......................................  4,400    131,254
    Tosho Co., Ltd.........................................    600     23,311
    Tosho Printing Co., Ltd................................  4,800     38,629
#   Totech Corp............................................    500     13,921
    Totetsu Kogyo Co., Ltd.................................  2,500     61,703
    TOTO, Ltd.............................................. 10,800    386,383
    Tottori Bank, Ltd. (The)...............................    600      8,589
#   Tow Co., Ltd...........................................  1,500     10,905
    Towa Bank, Ltd. (The)..................................  1,500     12,215
#   Towa Corp..............................................  2,800     20,463
    Towa Pharmaceutical Co., Ltd...........................  1,700    130,679
    Toyo Construction Co., Ltd............................. 14,800     60,608
    Toyo Corp..............................................  2,500     19,813
#   Toyo Denki Seizo K.K...................................    200      2,838
#*  Toyo Engineering Corp..................................  3,500     28,211
    Toyo Ink SC Holdings Co., Ltd..........................  8,600    199,565
    Toyo Kanetsu K.K.......................................  2,100     47,104
    Toyo Machinery & Metal Co., Ltd........................  1,800      9,865
    Toyo Securities Co., Ltd...............................  9,000     17,815
    Toyo Seikan Group Holdings, Ltd........................  9,900    201,978

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
JAPAN -- (Continued)
    Toyo Suisan Kaisha, Ltd................................   3,700 $  127,186
    Toyo Tanso Co., Ltd....................................   1,200     31,266
    Toyo Wharf & Warehouse Co., Ltd........................     900     12,431
    Toyobo Co., Ltd........................................  22,223    315,861
    Toyoda Gosei Co., Ltd..................................   2,300     49,606
    Toyota Boshoku Corp....................................  13,900    231,821
    Toyota Industries Corp.................................   2,800    137,542
#   Toyota Motor Corp., Sponsored ADR......................  18,471  2,162,031
    Toyota Motor Corp...................................... 110,819  6,491,880
    TPR Co., Ltd...........................................   5,100    124,217
    Trancom Co., Ltd.......................................   1,200     68,710
#   Transaction Co., Ltd...................................   1,000      7,597
    Trend Micro, Inc.......................................   7,700    443,256
    Tri Chemical Laboratories, Inc.........................     800     32,535
    Trusco Nakayama Corp...................................   4,100    103,450
    Trust Tech, Inc........................................   1,800     54,800
    TS Tech Co., Ltd.......................................   8,700    250,387
    TSI Holdings Co., Ltd..................................   9,100     62,049
    Tsubaki Nakashima Co., Ltd.............................   7,000    128,736
    Tsubakimoto Chain Co...................................   3,400    130,548
    Tsubakimoto Kogyo Co., Ltd.............................     600     16,886
    Tsugami Corp...........................................   9,000     80,675
    Tsukada Global Holdings, Inc...........................   4,200     22,431
    Tsukuba Bank, Ltd......................................   5,900     13,213
    Tsukui Corp............................................   8,000     68,676
    Tsuruha Holdings, Inc..................................   2,100    219,177
    Tsurumi Manufacturing Co., Ltd.........................   1,900     33,899
    Tsutsumi Jewelry Co., Ltd..............................   1,200     23,577
    TV Asahi Holdings Corp.................................   3,200     59,740
    Tv Tokyo Holdings Corp.................................   1,600     36,877
    UACJ Corp..............................................   8,800    191,825
    Ulvac, Inc.............................................   8,500    276,822
    UMC Electronics Co., Ltd...............................     600     11,164
    Unicharm Corp..........................................  21,300    577,842
    Uniden Holdings Corp...................................   1,000     22,603
    UNIMAT Retirement Community Co., Ltd...................   1,400     22,193
    Union Tool Co..........................................     500     17,222
    Unipres Corp...........................................   5,000     89,440
    United Arrows, Ltd.....................................   2,800    105,286
    United Super Markets Holdings, Inc.....................   6,000     65,762
#   UNITED, Inc............................................   2,300     48,235
#*  Universal Entertainment Corp...........................   2,900     87,915
    Unizo Holdings Co., Ltd................................   3,700     69,698
#*  Usen-Next Holdings Co., Ltd............................   1,300     12,691
*   U-Shin, Ltd............................................   2,100     14,162
    Ushio, Inc.............................................  13,000    156,851
    USS Co., Ltd...........................................  11,200    201,956
*   UT Group Co., Ltd......................................   4,100    123,666
*   Uzabase, Inc...........................................     700     15,054
#   V Technology Co., Ltd..................................     500     64,510
    Valor Holdings Co., Ltd................................   7,400    158,823
    Valqua, Ltd............................................   1,000     24,364
    ValueCommerce Co., Ltd.................................   1,000     14,133
    Vector, Inc............................................   3,800     65,041
*   VIA Holdings, Inc......................................   1,700     10,774
#*  Vision, Inc............................................   1,000     34,274
#   Vital KSK Holdings, Inc................................   6,000     62,508
    Vitec Holdings Co., Ltd................................     700     13,575
    Voyage Group, Inc......................................   1,100     13,022

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    VT Holdings Co., Ltd................................... 12,700 $ 52,991
    Wacoal Holdings Corp...................................  7,200  198,510
    Wacom Co., Ltd......................................... 11,400   53,019
    Wakachiku Construction Co., Ltd........................  1,200   15,795
    Wakita & Co., Ltd......................................  5,900   63,587
    Warabeya Nichiyo Holdings Co., Ltd.....................  1,000   16,256
    Watahan & Co., Ltd.....................................  1,300   27,939
    WATAMI Co., Ltd........................................    700    8,017
    WDB Holdings Co., Ltd..................................    500   13,957
    Weathernews, Inc.......................................    500   14,727
    Welcia Holdings Co., Ltd...............................  3,600  183,660
    West Japan Railway Co..................................  4,000  269,031
#   Will Group, Inc........................................    700    5,988
    WIN-Partners Co., Ltd..................................  1,100   11,082
    WirelessGate, Inc......................................  1,100    5,520
    Workman Co., Ltd.......................................    400   25,255
    World Holdings Co., Ltd................................  1,800   43,537
    Wowow, Inc.............................................  1,300   37,800
    Xebio Holdings Co., Ltd................................  4,400   60,985
    Yahagi Construction Co., Ltd...........................  3,600   25,867
    Yahoo Japan Corp....................................... 67,900  211,834
    Yaizu Suisankagaku Industry Co., Ltd...................    200    1,778
    Yakult Honsha Co., Ltd.................................  6,100  431,950
    Yakuodo Co., Ltd.......................................    800   24,732
    YAMABIKO Corp..........................................  4,800   51,575
    YAMADA Consulting Group Co., Ltd.......................    400    9,265
#   Yamada Denki Co., Ltd.................................. 33,000  155,607
    Yamagata Bank, Ltd. (The)..............................  2,600   52,799
    Yamaguchi Financial Group, Inc.........................  5,600   58,963
    Yamaha Corp............................................  5,100  224,116
    Yamaha Motor Co., Ltd.................................. 39,200  927,072
    Yamaichi Electronics Co., Ltd..........................  3,500   38,630
    YA-MAN, Ltd............................................  4,000   64,499
    Yamanashi Chuo Bank, Ltd. (The)........................  2,400   34,292
#   Yamatane Corp..........................................  1,400   23,134
    Yamato Holdings Co., Ltd...............................  5,100  139,426
    Yamato International, Inc..............................    400    1,652
    Yamaya Corp............................................  1,000   23,330
    Yamazaki Baking Co., Ltd............................... 15,600  281,192
    Yamazen Corp...........................................  7,100   77,709
    Yaoko Co., Ltd.........................................  2,400  131,263
    Yaskawa Electric Corp.................................. 30,300  875,781
    Yasuda Logistics Corp..................................  1,500   11,539
    Yasunaga Corp..........................................  1,200   18,527
    Yellow Hat, Ltd........................................  2,100   51,636
    Yodogawa Steel Works, Ltd..............................  4,700  102,023
    Yokogawa Bridge Holdings Corp..........................  3,400   55,157
    Yokogawa Electric Corp................................. 19,500  382,864
#   Yokohama Reito Co., Ltd................................  8,100   64,242
#   Yokowo Co., Ltd........................................  1,600   17,760
    Yomeishu Seizo Co., Ltd................................    800   16,909
    Yomiuri Land Co., Ltd..................................    300   11,372
    Yondenko Corp..........................................    400    9,102
    Yondoshi Holdings, Inc.................................  1,700   36,080
    Yorozu Corp............................................  2,000   28,197
    Yoshinoya Holdings Co., Ltd............................    900   14,793
    Yossix Co., Ltd........................................    400    9,290
    Yuasa Trading Co., Ltd.................................  1,500   49,207
#   Yume No Machi Souzou Iinkai Co., Ltd...................  2,400   50,132

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
JAPAN -- (Continued)
    Yumeshin Holdings Co., Ltd.............................   7,200 $     61,541
    Yurtec Corp............................................   7,300       54,999
    Zenitaka Corp. (The)...................................     400       19,737
    Zenkoku Hosho Co., Ltd.................................   7,700      279,159
    Zenrin Co., Ltd........................................   3,750       93,306
#   Zensho Holdings Co., Ltd...............................   7,500      145,462
    Zeon Corp..............................................  30,200      291,667
*   ZIGExN Co., Ltd........................................   6,000       37,064
#   Zojirushi Corp.........................................   4,200       45,875
    ZOZO, Inc..............................................  14,300      343,115
    Zuiko Corp.............................................     400       10,722
    Zuken, Inc.............................................   1,000       14,882
                                                                    ------------
TOTAL JAPAN................................................          228,141,267
                                                                    ------------
NETHERLANDS -- (3.4%)
    Aalberts Industries NV.................................  17,986      659,332
    ABN AMRO Group NV......................................  38,120      934,991
#   Accell Group NV........................................   1,936       33,640
#   Aegon NV............................................... 109,882      673,867
    Akzo Nobel NV..........................................  16,349    1,372,744
#*  Altice Europe NV.......................................  21,438       51,002
*   Altice Europe NV, Class B..............................   5,130       12,241
#   AMG Advanced Metallurgical Group NV....................   2,459      116,996
    Amsterdam Commodities NV...............................   2,816       58,961
    APERAM SA..............................................   7,340      250,645
#   Arcadis NV.............................................   8,683      117,057
    ASM International NV...................................   3,759      161,368
    ASML Holding NV........................................   3,597      619,546
#   ASML Holding NV........................................  16,784    2,892,890
    ASR Nederland NV.......................................  33,579    1,524,393
*   Basic-Fit NV...........................................     833       23,983
#   BE Semiconductor Industries NV.........................   8,138      173,974
#   Beter Bed Holding NV...................................   1,161        6,338
    BinckBank NV...........................................   5,442       26,350
    Brunel International NV................................   2,332       28,842
    Coca-Cola European Partners P.L.C......................  15,863      718,508
    Corbion NV.............................................  12,985      394,282
    Flow Traders...........................................   1,978       63,084
    ForFarmers NV..........................................   5,548       62,482
#*  Fugro NV...............................................  16,706      214,640
*   Gemalto NV.............................................   5,344      304,795
*   Gemalto NV.............................................   1,107       63,144
    GrandVision NV.........................................   6,286      158,518
*   Heijmans NV............................................   2,550       27,466
    Heineken NV............................................  12,973    1,167,146
    Hunter Douglas NV......................................     379       25,264
    IMCD NV................................................   4,414      299,324
#   ING Groep NV, Sponsored ADR............................  56,649      669,025
    ING Groep NV...........................................  88,753    1,050,036
    Intertrust NV..........................................   2,382       38,426
    KAS Bank NV............................................   1,864       13,499
    Kendrion NV............................................   2,786       84,257
    Koninklijke Ahold Delhaize NV, Sponsored ADR...........     839       19,196
    Koninklijke Ahold Delhaize NV..........................  47,817    1,094,556
#   Koninklijke BAM Groep NV...............................  34,684      119,153
#   Koninklijke DSM NV.....................................  13,590    1,186,527
    Koninklijke KPN NV..................................... 952,536    2,513,291
    Koninklijke Philips NV.................................  27,345    1,019,855
#   Koninklijke Philips NV.................................  23,152      861,949

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
NETHERLANDS -- (Continued)
    Koninklijke Vopak NV...................................  10,223 $   462,315
*   Lucas Bols NV..........................................     471       8,422
    Nederland Apparatenfabriek.............................     620      30,007
    NN Group NV............................................  18,072     775,978
    Ordina NV..............................................   7,289      13,832
#   PostNL NV..............................................  63,511     187,638
    Randstad NV............................................  36,020   1,812,261
    Signify NV.............................................   7,022     172,984
    Sligro Food Group NV...................................   2,573     114,045
*   Takeaway.com NV........................................     393      23,111
    TKH Group NV...........................................   6,456     326,104
*   TomTom NV..............................................  12,830     107,152
#   Unilever NV............................................  68,365   3,676,670
#   Unilever NV............................................  22,626   1,215,808
    Van Lanschot Kempen NV.................................     959      23,488
#   Wessanen...............................................  13,303     139,296
    Wolters Kluwer NV......................................  36,258   2,057,081
                                                                    -----------
TOTAL NETHERLANDS..........................................          33,053,775
                                                                    -----------
NEW ZEALAND -- (0.4%)
    Arvida Group, Ltd......................................  23,875      20,252
    Auckland International Airport, Ltd....................  51,851     237,120
    Chorus, Ltd............................................  62,362     193,505
    Chorus, Ltd., ADR......................................     880      13,348
    Contact Energy, Ltd....................................  23,982      87,686
    EBOS Group, Ltd........................................   7,285      99,298
    Fisher & Paykel Healthcare Corp., Ltd..................  38,589     343,263
*   Fletcher Building, Ltd.................................  45,223     179,125
    Fletcher Building, Ltd.................................   1,711       6,768
    Fonterra Co-operative Group, Ltd.......................   7,350      23,387
    Freightways, Ltd.......................................  22,641     109,093
#   Gentrack Group, Ltd....................................   3,743      16,484
    Hallenstein Glasson Holdings, Ltd......................   4,953      19,068
    Heartland Group Holdings, Ltd..........................  48,861      49,316
    Infratil, Ltd..........................................  55,094     123,163
#   Investore Property, Ltd................................  12,036      11,938
    Kathmandu Holdings, Ltd................................   9,300      16,316
    Mainfreight, Ltd.......................................   4,854      90,099
#   Mercury NZ, Ltd........................................  46,398     103,151
    Meridian Energy, Ltd...................................  77,486     158,954
    Metlifecare, Ltd.......................................   3,782      14,410
    NEW Zealand King Salmon Investments, Ltd...............   6,477      11,262
    New Zealand Refining Co., Ltd. (The)...................  22,299      34,298
    NZME, Ltd..............................................   3,265       1,390
#   NZX, Ltd...............................................  21,052      14,465
    PGG Wrightson, Ltd.....................................  28,848      10,934
#   Port of Tauranga, Ltd..................................  14,966      49,698
    Restaurant Brands New Zealand, Ltd.....................   8,793      49,290
    Ryman Healthcare, Ltd..................................   6,320      50,076
    Sanford, Ltd...........................................   3,163      15,392
    Scales Corp., Ltd......................................  11,134      33,621
#   Skellerup Holdings, Ltd................................  11,410      15,210
    SKY Network Television, Ltd............................  27,062      39,682
    Spark New Zealand, Ltd................................. 251,037     648,332
    Steel & Tube Holdings, Ltd.............................   4,051       3,391
    Summerset Group Holdings, Ltd..........................  17,209      75,013
*   Synlait Milk, Ltd......................................   8,279      47,122
    Tourism Holdings, Ltd..................................  24,007      78,465
    Trade Me Group, Ltd....................................  65,985     209,186

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 NEW ZEALAND -- (Continued)
     Turners Automotive Group, Ltd..........................  4,885 $    8,943
     Vista Group International, Ltd.........................  2,879      7,056
     Warehouse Group, Ltd. (The)............................ 21,957     30,150
     Z Energy, Ltd.......................................... 94,919    378,565
                                                                    ----------
 TOTAL NEW ZEALAND..........................................         3,727,285
                                                                    ----------
 NORWAY -- (0.8%)
     ABG Sundal Collier Holding ASA......................... 66,881     40,054
     AF Gruppen ASA.........................................  2,294     34,684
 *   Akastor ASA............................................ 34,075     66,424
 *   Aker Solutions ASA..................................... 25,840    170,023
     American Shipping Co. ASA..............................  3,443     14,306
     Atea ASA............................................... 16,236    214,003
     Austevoll Seafood ASA..................................  9,985    160,470
 #*  Axactor SE.............................................  2,388      6,250
 #   B2Holding ASA..........................................  9,763     16,443
     Bakkafrost P/F.........................................  3,185    178,933
     Bonheur ASA............................................  1,304     15,422
     Borregaard ASA......................................... 14,398    129,667
 #*  BW LPG, Ltd............................................  2,364     11,154
 *   BW Offshore, Ltd....................................... 32,972    211,043
     Data Respons ASA.......................................  5,367     16,128
     DNB ASA................................................ 38,131    688,890
 #*  DOF ASA................................................ 21,762     16,046
     Entra ASA.............................................. 11,832    160,103
     Europris ASA........................................... 29,575     78,704
 *   FLEX LNG, Ltd.......................................... 16,597     29,119
 *   Frontline, Ltd.........................................  3,864     27,971
     Gjensidige Forsikring ASA.............................. 15,577    241,025
     Golar LNG, Ltd.........................................    568     15,211
     Grieg Seafood ASA......................................  7,968    116,165
 *   Kongsberg Automotive ASA............................... 23,789     22,292
     Kongsberg Gruppen ASA..................................  1,283     21,066
 *   Kvaerner ASA........................................... 27,199     47,137
     Leroy Seafood Group ASA................................ 51,677    476,380
     Marine Harvest ASA..................................... 31,247    756,504
 #*  Nordic Nanovector ASA..................................  2,120     13,973
 #*  Nordic Semiconductor ASA...............................  5,554     23,642
     Norway Royal Salmon ASA................................  1,022     30,069
 *   Norwegian Finans Holding ASA...........................  9,054     80,867
     Norwegian Property ASA.................................  9,038     11,079
     Ocean Yield ASA........................................ 11,285     85,592
 *   Odfjell Drilling, Ltd.................................. 16,495     60,280
     Olav Thon Eiendomsselskap ASA..........................    976     16,931
     Orkla ASA.............................................. 56,550    487,987
 *   Otello Corp. ASA.......................................  7,829     13,142
 *   Petroleum Geo-Services ASA............................. 56,139    174,484
 *   Prosafe SE.............................................  8,623     25,370
 #*  Protector Forsikring ASA...............................  8,545     39,442
     Salmar ASA.............................................  4,785    252,580
     Sbanken ASA............................................  4,414     43,961
 #   Scatec Solar ASA....................................... 22,216    151,180
     Schibsted ASA, Class A.................................  6,229    215,586
     Schibsted ASA, Class B.................................  8,103    256,410
     Selvaag Bolig ASA......................................  4,930     22,066
     SpareBank 1 SR-Bank ASA................................  9,070    100,829
     Spectrum ASA...........................................  1,749     11,542
     Storebrand ASA......................................... 36,467    303,072
     Subsea 7 SA............................................ 19,936    250,222

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NORWAY -- (Continued)
     TGS NOPEC Geophysical Co. ASA..........................  26,570 $  887,562
     Tomra Systems ASA......................................   4,410    109,243
     Treasure ASA...........................................   7,397      9,556
 #   Veidekke ASA...........................................   8,424     87,899
     Wilh Wilhelmsen Holding ASA, Class A...................   1,249     25,181
 #   XXL ASA................................................   8,040     41,369
                                                                     ----------
 TOTAL NORWAY...............................................          7,812,733
                                                                     ----------
 PORTUGAL -- (0.1%)
     Altri SGPS SA..........................................   8,565     75,062
 #   CTT-Correios de Portugal SA............................  14,273     54,740
     Jeronimo Martins SGPS SA...............................  25,833    317,074
 *   Mota-Engil SGPS SA.....................................  25,583     50,665
     Navigator Co. SA (The).................................  21,182    105,423
     NOS SGPS SA............................................  51,767    290,359
 #   REN--Redes Energeticas Nacionais SGPS SA...............  47,514    126,509
     Sonae Capital SGPS SA..................................  11,819     10,316
     Sonae SGPS SA.......................................... 107,571    107,480
                                                                     ----------
 TOTAL PORTUGAL.............................................          1,137,628
                                                                     ----------
 SINGAPORE -- (0.8%)
     Accordia Golf Trust.................................... 113,300     40,492
     Ascendas India Trust...................................  36,600     28,507
     Banyan Tree Holdings, Ltd..............................  47,000     16,982
     Best World International, Ltd..........................  43,000     56,083
     Boustead Projects, Ltd.................................   5,100      3,001
     Boustead Singapore, Ltd................................  50,700     28,607
     BreadTalk Group, Ltd...................................  21,400     13,310
     Bukit Sembawang Estates, Ltd...........................   9,900     38,226
     Bund Center Investment, Ltd............................   5,250      2,355
     Centurion Corp., Ltd...................................  30,100      9,137
     China Aviation Oil Singapore Corp., Ltd................  18,200     18,138
     China Sunsine Chemical Holdings, Ltd...................  10,300      7,669
     Chip Eng Seng Corp., Ltd...............................  45,000     21,809
     CITIC Envirotech, Ltd..................................  75,100     21,738
     City Developments, Ltd.................................  30,400    173,733
     ComfortDelGro Corp., Ltd............................... 120,700    196,531
 *   COSCO Shipping International Singapore Co., Ltd........  43,600     11,198
     Dairy Farm International Holdings, Ltd.................  22,400    202,367
     DBS Group Holdings, Ltd................................  35,494    602,241
 *   Del Monte Pacific, Ltd.................................  92,600     11,712
     Delfi, Ltd.............................................  28,200     26,021
 *   Ezion Holdings, Ltd.................................... 350,280     14,187
 #*  Ezra Holdings, Ltd..................................... 194,482      1,477
     Food Empire Holdings, Ltd..............................  44,600     17,726
     Fraser and Neave, Ltd..................................   9,200     11,631
     Frasers Property, Ltd..................................  22,600     25,764
     Frencken Group, Ltd....................................  50,100     15,058
     Genting Singapore, Ltd................................. 209,800    133,509
     GL, Ltd................................................  35,200     18,585
     Great Eastern Holdings, Ltd............................   3,000     55,429
     GuocoLand, Ltd.........................................  17,666     21,309
     Halcyon Agri Corp., Ltd................................  28,372      9,825
     Haw Par Corp., Ltd.....................................   8,300     77,048
     Health Management International, Ltd...................  27,500     10,732
 *   Hi-P International, Ltd................................  16,200      8,918
     Ho Bee Land, Ltd.......................................   6,600     11,590
     Hong Fok Corp., Ltd....................................  25,600     12,290

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SINGAPORE -- (Continued)
     Hong Leong Finance, Ltd................................  11,700 $   21,377
     Hongkong Land Holdings, Ltd............................  32,100    190,095
     Hutchison Port Holdings Trust.......................... 689,300    169,561
     iFAST Corp., Ltd.......................................  14,500     12,364
     k1 Ventures, Ltd.......................................  17,100      1,210
     Keppel Corp., Ltd......................................  31,100    139,342
     Keppel Telecommunications & Transportation, Ltd........   3,000      4,004
     Lian Beng Group, Ltd...................................  30,000     10,083
     M1, Ltd................................................  42,400     64,583
     Mandarin Oriental International, Ltd...................   6,800     12,856
     Metro Holdings, Ltd....................................  30,100     23,286
 #*  Midas Holdings, Ltd.................................... 200,100     10,401
 *   mm2 Asia, Ltd..........................................  33,200      8,754
     NSL, Ltd...............................................   2,000      1,678
     OUE, Ltd...............................................  23,700     23,989
     Oversea-Chinese Banking Corp., Ltd..................... 199,483  1,549,674
     Oxley Holdings, Ltd....................................  44,484      9,673
 *   Pacc Offshore Services Holdings, Ltd...................  40,700      6,644
     Perennial Real Estate Holdings, Ltd....................  30,700     15,415
 #   Q&M Dental Group Singapore, Ltd........................  44,400     16,686
 *   Raffles Education Corp., Ltd...........................   6,903        749
 #   Raffles Medical Group, Ltd.............................  22,300     16,935
     RHT Health Trust.......................................  49,000     26,175
     Riverstone Holdings, Ltd...............................  18,900     16,264
     SATS, Ltd..............................................  69,660    250,704
     Sembcorp Marine, Ltd...................................  42,400     48,840
     Sheng Siong Group, Ltd.................................  71,000     55,384
     Sinarmas Land, Ltd..................................... 101,700     18,798
     Singapore Exchange, Ltd................................  59,100    292,355
     Singapore Post, Ltd.................................... 174,000    130,995
 #   Singapore Press Holdings, Ltd.......................... 136,000    260,638
     Singapore Technologies Engineering, Ltd................ 108,500    278,426
     Singapore Telecommunications, Ltd...................... 202,500    462,550
     Singapore Telecommunications, Ltd...................... 108,800    246,902
 #*  Sino Grandness Food Industry Group, Ltd................  75,600     10,426
     Stamford Land Corp., Ltd...............................  32,000     11,339
     StarHub, Ltd...........................................  69,400     94,303
     Straits Trading Co., Ltd...............................   8,300     12,409
     Sunningdale Tech, Ltd..................................  16,000     16,000
 *   Swiber Holdings, Ltd...................................  50,250        740
     Tuan Sing Holdings, Ltd................................  67,400     16,822
     UMS Holdings, Ltd......................................  38,500     18,820
     United Engineers, Ltd..................................  47,800     90,821
     United Industrial Corp., Ltd...........................  35,700     72,214
     United Overseas Bank, Ltd..............................  42,285    747,619
     UOB-Kay Hian Holdings, Ltd.............................  11,000      9,764
     UOL Group, Ltd.........................................  49,651    216,262
     Valuetronics Holdings, Ltd.............................  39,610     18,068
     Venture Corp., Ltd.....................................  17,300    191,514
     Wheelock Properties Singapore, Ltd.....................  25,300     38,357
     Wing Tai Holdings, Ltd.................................  65,600     91,429
 *   Yongnam Holdings, Ltd..................................  42,375      5,639
                                                                     ----------
 TOTAL SINGAPORE............................................          8,034,871
                                                                     ----------
 SPAIN -- (2.3%)
     Acciona SA.............................................   6,716    566,503
     Acerinox SA............................................  30,381    339,475
     ACS Actividades de Construccion y Servicios SA.........  24,713    925,275
     Aena SME SA............................................   2,925    467,362

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SPAIN -- (Continued)
    Almirall SA............................................     4,652 $   84,286
    Amadeus IT Group SA....................................    33,578  2,703,854
#*  Amper SA...............................................   117,290     34,692
    Applus Services SA.....................................    18,124    246,395
    Atresmedia Corp. de Medios de Comunicacion SA..........     9,050     50,970
    Azkoyen SA.............................................     1,659     13,560
    Banco Bilbao Vizcaya Argentaria SA.....................    38,096    210,253
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR......    98,218    537,254
    Banco de Sabadell SA................................... 1,015,770  1,337,369
    Banco Santander SA.....................................   556,249  2,646,609
#   Banco Santander SA, Sponsored ADR......................    13,065     62,451
    Bankia SA..............................................    28,053     88,115
    Bankinter SA...........................................    50,097    410,445
*   Baron de Ley...........................................       128     15,509
    Bolsas y Mercados Espanoles SHMSF SA...................     5,335    157,815
#   CaixaBank SA...........................................   148,285    600,067
    Construcciones y Auxiliar de Ferrocarriles SA..........     2,326     87,318
*   Deoleo SA..............................................    24,631      2,422
    Deoleo SA..............................................    18,304      1,793
#   Distribuidora Internacional de Alimentacion SA.........    43,262     32,622
*   eDreams ODIGEO SA......................................     6,553     26,685
    Elecnor SA.............................................     1,739     22,047
    Enagas SA..............................................    49,763  1,319,389
    Ence Energia y Celulosa SA.............................    23,496    197,363
    Ercros SA..............................................     7,631     34,683
    Euskaltel SA...........................................    12,302    102,993
    Faes Farma SA..........................................    28,423    119,521
    Ferrovial SA...........................................    12,088    242,017
    Fluidra SA.............................................     2,687     32,488
*   Global Dominion Access SA..............................    16,480     88,008
    Grifols SA.............................................    14,134    402,681
    Grupo Catalana Occidente SA............................     3,881    160,319
*   Grupo Ezentis SA.......................................    13,405     10,136
    Iberdrola S.A..........................................   166,724  1,179,712
*   Indra Sistemas SA......................................    31,176    308,125
#   Industria de Diseno Textil SA..........................    44,356  1,250,161
    Laboratorios Farmaceuticos Rovi SA.....................       843     15,578
*   Liberbank SA...........................................   116,923     54,711
    Mapfre SA..............................................   257,390    769,130
    Mediaset Espana Comunicacion SA........................    32,271    219,437
*   Natra SA...............................................    11,402     11,296
#   Obrascon Huarte Lain SA................................    12,647     14,437
    Papeles y Cartones de Europa SA........................     4,476     84,698
*   Promotora de Informaciones SA, Class A.................    31,004     56,296
    Prosegur Cia de Seguridad SA...........................    33,152    184,116
*   Quabit Inmobiliaria SA.................................     7,690     14,777
*   Realia Business SA.....................................    20,172     22,620
    Red Electrica Corp. SA.................................    42,861    887,500
    Sacyr S.A..............................................    36,292     87,603
*   Siemens Gamesa Renewable Energy SA.....................    18,943    209,794
*   Talgo SA...............................................    10,713     54,398
    Tecnicas Reunidas SA...................................     2,322     62,433
    Telefonica SA, Sponsored ADR...........................    24,925    204,634
    Telefonica SA..........................................   215,496  1,767,729
    Telepizza Group SA.....................................     3,944     20,466
*   Tubacex SA.............................................     7,070     25,054
*   Tubos Reunidos SA......................................     1,662        374
    Vidrala SA.............................................       816     67,743
*   Vocento SA.............................................     7,149     10,029

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 SPAIN -- (Continued)
     Zardoya Otis SA........................................ 22,962 $   157,191
                                                                    -----------
 TOTAL SPAIN................................................         22,120,786
                                                                    -----------
 SWEDEN -- (3.2%)
     Acando AB.............................................. 12,563      44,202
     AddLife AB.............................................  1,779      40,770
     AddNode Group AB.......................................     34         416
     AddTech AB, Class B....................................  2,966      60,657
     AF AB, Class B......................................... 10,035     215,222
     Ahlsell AB............................................. 10,821      54,770
     Alfa Laval AB.......................................... 22,803     581,821
 #   Alimak Group AB........................................  3,464      48,760
     Arjo AB, Class B....................................... 21,153      71,872
     Assa Abloy AB, Class B................................. 17,950     357,039
     Atlas Copco AB, Class A................................ 35,389     874,878
     Atlas Copco AB, Class B................................ 20,800     476,389
     Atrium Ljungberg AB, Class B...........................  2,865      48,534
     Attendo AB.............................................  5,835      52,765
 #   Avanza Bank Holding AB.................................  3,896     208,335
     Axfood AB.............................................. 16,612     296,342
     Beijer Alma AB.........................................  3,470      52,335
     Beijer Ref AB..........................................  1,566      24,732
     Bergman & Beving AB....................................  4,407      41,375
     Betsson AB............................................. 19,611     170,283
     Bilia AB, Class A...................................... 23,508     220,189
 #   BillerudKorsnas AB..................................... 37,455     443,672
     BioGaia AB, Class B....................................  3,140     127,124
     Biotage AB.............................................  4,054      53,125
     Bjorn Borg AB..........................................    385         920
     Boliden AB............................................. 45,206   1,032,357
     Bonava AB..............................................    993      11,057
     Bonava AB, Class B..................................... 12,507     141,263
     Bravida Holding AB.....................................  5,024      36,909
     Bufab AB...............................................  5,476      55,435
 #   Bulten AB..............................................  2,524      27,302
     Bure Equity AB.........................................  9,237     120,247
 #   Byggmax Group AB....................................... 14,566      59,396
     Castellum AB........................................... 11,557     199,216
     Catena AB..............................................  1,630      33,116
 #   Clas Ohlson AB, Class B................................  5,003      42,046
 #*  Collector AB...........................................  2,336      13,645
     Com Hem Holding AB..................................... 18,076     282,013
     Concentric AB..........................................  4,313      57,877
     Coor Service Management Holding AB.....................  1,931      13,606
     Corem Property Group AB................................ 10,422      12,471
     Dedicare AB, Class B...................................    813       5,022
     Dios Fastigheter AB.................................... 10,430      62,826
     Dometic Group AB....................................... 23,521     164,268
 *   Doro AB................................................  4,193      18,760
     Duni AB................................................  4,395      49,310
 #   Dustin Group AB........................................ 13,515     108,405
     Eastnine AB............................................  1,441      13,523
     Elanders AB, Class B...................................  1,312      13,559
     Electrolux AB.......................................... 14,937     310,388
     Elekta AB, Class B..................................... 39,582     501,967
 #*  Eltel AB...............................................  8,642      18,760
 *   Epiroc AB, Class A..................................... 35,389     310,569
 *   Epiroc AB, Class B..................................... 20,800     171,150
     Fabege AB.............................................. 40,352     515,270

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
SWEDEN -- (Continued)
#   Fagerhult AB...........................................    917 $  8,059
*   Fastighets AB Balder, Class B.......................... 10,674  267,696
    FastPartner AB.........................................  1,839   11,053
    Fenix Outdoor International AG.........................    272   26,959
#*  Fingerprint Cards AB, Class B.......................... 28,611   35,366
    Getinge AB, Class B.................................... 17,243  169,142
    Granges AB............................................. 16,814  177,759
    Gunnebo AB.............................................  4,301   11,450
    Haldex AB..............................................  5,613   47,481
*   Hembla AB..............................................  1,417   24,230
    Hemfosa Fastigheter AB.................................  9,660  119,343
#   Hennes & Mauritz AB, Class B........................... 41,769  737,756
    Hexagon AB, Class B....................................  8,894  435,304
    Hexpol AB.............................................. 64,939  600,948
    HIQ International AB...................................  3,867   21,734
    HMS Networks AB........................................    429    6,717
#   Hoist Finance AB.......................................  3,734   29,944
    Holmen AB, Class B..................................... 18,397  421,173
    Hufvudstaden AB, Class A............................... 10,373  153,350
    Humana AB..............................................  1,764   10,600
    Husqvarna AB, Class A..................................  3,992   30,257
    Husqvarna AB, Class B.................................. 58,640  442,465
#   ICA Gruppen AB......................................... 10,704  378,701
    Indutrade AB........................................... 10,235  245,676
#   Intrum AB..............................................  8,332  212,519
    Inwido AB..............................................  8,465   56,413
#   ITAB Shop Concept AB, Class B..........................  2,638    5,181
    JM AB.................................................. 21,431  406,517
    KappAhl AB............................................. 10,570   30,297
    Karo Pharma AB.........................................  6,717   27,121
    Kindred Group P.L.C.................................... 43,204  460,606
    Klovern AB, Class B.................................... 54,326   62,683
    KNOW IT AB.............................................  2,091   40,664
    Kungsleden AB.......................................... 21,184  148,079
    Lagercrantz Group AB, Class B..........................  3,051   30,013
    Lifco AB, Class B......................................  2,002   85,007
    Lindab International AB................................ 13,997   97,797
    Loomis AB, Class B..................................... 13,091  404,769
#*  Medivir AB, Class B....................................  1,257    4,967
    Mekonomen AB...........................................  2,114   24,761
#   Mekonomen AB...........................................  1,207   14,113
    Millicom International Cellular SA.....................  8,594  484,978
    Modern Times Group MTG AB, Class B.....................  5,602  206,790
    Momentum Group AB, Class B.............................  2,281   22,899
#   MQ Holding AB..........................................  2,128    2,873
#   NCC AB, Class B........................................  5,368   79,991
    Nederman Holding AB....................................  1,500   16,387
    NetEnt AB.............................................. 15,571   79,865
    New Wave Group AB, Class B............................. 12,032   73,145
    Nibe Industrier AB, Class B............................ 32,522  339,431
    Nobia AB............................................... 17,966  114,281
    Nobina AB..............................................  8,669   57,845
    Nolato AB, Class B.....................................  1,519   69,944
    Nordea Bank Abp........................................ 95,344  828,623
    Nordic Waterproofing Holding A.S.......................  1,120    9,087
    NP3 Fastigheter AB.....................................  2,467   16,465
    OEM International AB, Class B..........................    540   12,369
#   Opus Group AB.......................................... 29,430   17,989
*   Orexo AB...............................................  3,055   20,756

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (Continued)
    Oriflame Holding AG....................................   6,031 $   142,373
    Pandox AB..............................................   6,457     110,310
    Peab AB................................................  33,292     293,055
    Platzer Fastigheter Holding AB, Class B................   1,640      10,590
    Pricer AB, Class B.....................................  17,492      19,502
    Proact IT Group AB.....................................   1,939      37,255
#*  Qliro Group AB.........................................   5,322       7,022
    Ratos AB, Class B......................................  38,233     103,259
*   RaySearch Laboratories AB..............................   2,607      32,856
    Resurs Holding AB......................................  10,738      71,134
#   Saab AB, Class B.......................................  10,592     415,271
    Sagax AB, Class B......................................   2,465      34,384
    Sandvik AB.............................................  65,464   1,034,907
    Scandic Hotels Group AB................................  13,124     119,965
    Sectra AB, Class B.....................................   1,942      50,642
    Securitas AB, Class B..................................  28,657     491,140
    Skandinaviska Enskilda Banken AB, Class A.............. 101,364   1,048,955
#   Skandinaviska Enskilda Banken AB, Class C..............   1,278      13,125
    Skanska AB, Class B....................................  11,995     188,557
    SKF AB, Class A........................................   2,127      33,960
    SKF AB, Class B........................................  53,346     855,249
    SkiStar AB.............................................   3,348      87,253
    Svenska Cellulosa AB SCA, Class A......................   3,383      32,729
    Svenska Cellulosa AB SCA, Class B......................  49,452     467,492
#   Svenska Handelsbanken AB, Class A......................  59,728     649,234
    Svenska Handelsbanken AB, Class B......................   1,165      12,905
    Sweco AB, Class B......................................   6,675     150,502
    Swedbank AB, Class A...................................  44,939   1,010,882
*   Swedish Orphan Biovitrum AB............................  12,466     254,427
    Systemair AB...........................................     348       3,680
    Tele2 AB, Class B......................................  15,301     173,746
    Telefonaktiebolaget LM Ericsson, Sponsored ADR.........  67,310     582,905
    Telefonaktiebolaget LM Ericsson, Class A...............   1,595      14,144
    Telefonaktiebolaget LM Ericsson, Class B...............  55,542     483,591
    Telia Co. AB........................................... 265,372   1,194,570
    Thule Group AB.........................................   9,031     178,819
    Trelleborg AB, Class B.................................   6,046     109,084
    Troax Group AB.........................................     923      25,610
    Vitrolife AB...........................................   5,490      81,319
    Volvo AB, Class A......................................  19,369     290,038
    Volvo AB, Class B...................................... 134,440   2,007,748
    Wallenstam AB, Class B.................................  25,844     232,851
    Wihlborgs Fastigheter AB...............................  14,537     164,008
                                                                    -----------
TOTAL SWEDEN...............................................          31,267,696
                                                                    -----------
SWITZERLAND -- (6.8%)
    ABB, Ltd., Sponsored ADR...............................  40,420     810,825
    ABB, Ltd............................................... 106,560   2,144,151
    Adecco Group AG........................................  24,141   1,182,186
    Allreal Holding AG.....................................   2,129     326,592
    ALSO Holding AG........................................   1,017     115,262
#   ams AG.................................................   5,512     214,732
    APG SGA SA.............................................     280      98,611
#*  Arbonia AG.............................................   6,183      77,563
#*  Aryzta AG..............................................   9,017      84,101
    Ascom Holding AG.......................................   4,903      78,193
#   Autoneum Holding AG....................................     253      48,901
    Baloise Holding AG.....................................   6,401     914,914
    Banque Cantonale de Geneve.............................      44       8,496

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
SWITZERLAND -- (Continued)
    Banque Cantonale Vaudoise..............................     312 $  233,193
    Belimo Holding AG......................................      29    129,701
    Bellevue Group AG......................................   1,265     27,503
    Berner Kantonalbank AG.................................     486    102,260
    BFW Liegenschaften AG..................................     385     16,775
    BKW AG.................................................   2,345    148,734
    Bobst Group SA.........................................   1,036     78,310
    Bossard Holding AG, Class A............................   1,224    199,566
    Bucher Industries AG...................................     753    207,670
    Burckhardt Compression Holding AG......................     350    115,979
#   Burkhalter Holding AG..................................     541     42,254
    Calida Holding AG......................................     274      8,541
    Carlo Gavazzi Holding AG...............................      18      4,892
    Cembra Money Bank AG...................................   3,400    285,150
    Cicor Technologies, Ltd................................     223     11,143
    Cie Financiere Richemont SA............................  16,432  1,201,025
    Cie Financiere Tradition SA............................     170     17,890
    Clariant AG............................................  34,760    749,178
    Coltene Holding AG.....................................     329     33,577
    Conzzeta AG............................................     106     94,786
    Credit Suisse Group AG................................. 133,273  1,742,365
    Daetwyler Holding AG...................................     667    101,262
    DKSH Holding AG........................................   1,670    112,592
#   dormakaba Holding AG...................................     410    295,791
#   Dufry AG...............................................   4,474    504,130
    EFG International AG...................................  12,367     87,234
    Emmi AG................................................     350    254,393
    EMS-Chemie Holding AG..................................     549    302,483
    Feintool International Holding AG......................     280     26,236
    Flughafen Zurich AG....................................   2,223    439,338
    Forbo Holding AG.......................................     112    164,392
    GAM Holding AG.........................................  24,303    141,131
    Geberit AG.............................................   1,500    587,306
    Georg Fischer AG.......................................     452    420,516
    Givaudan SA............................................     881  2,135,471
    Gurit Holding AG.......................................      53     48,122
    Helvetia Holding AG....................................   1,170    716,655
    Hiag Immobilien Holding AG.............................      90     10,623
#   HOCHDORF Holding AG....................................      97     14,792
    Huber & Suhner AG......................................   1,582    108,288
    Hypothekarbank Lenzburg AG.............................       6     26,686
    Implenia AG............................................   2,375    132,027
    Inficon Holding AG.....................................     230    110,311
    Interroll Holding AG...................................      52     96,203
    Intershop Holding AG...................................     149     73,216
    Julius Baer Group, Ltd.................................  22,969  1,047,496
    Jungfraubahn Holding AG................................     197     25,912
    Kardex AG..............................................     765     99,442
    Komax Holding AG.......................................     858    235,011
#   Kudelski SA............................................   3,540     24,920
    Kuehne + Nagel International AG........................   4,420    614,312
    LEM Holding SA.........................................      36     41,149
    Liechtensteinische Landesbank AG.......................     898     57,944
    Logitech International SA..............................  11,748    434,961
    Logitech International SA..............................  10,983    405,492
    Luzerner Kantonalbank AG...............................     320    160,459
#   Meier Tobler Group AG..................................     300      5,198
    Metall Zug AG..........................................      13     38,391
    Mobilezone Holding AG..................................   3,855     42,770

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Mobimo Holding AG......................................     944 $   210,212
    Novartis AG, Sponsored ADR.............................  57,446   5,024,227
    Novartis AG............................................  19,394   1,698,377
    OC Oerlikon Corp. AG...................................  38,436     457,434
*   Orascom Development Holding AG.........................   1,574      23,121
#   Panalpina Welttransport Holding AG.....................   3,357     410,226
    Partners Group Holding AG..............................   2,056   1,463,779
    Phoenix Mecano AG......................................      46      24,920
    Plazza AG, Class A.....................................     118      26,249
    PSP Swiss Property AG..................................   4,783     461,497
#   Rieter Holding AG......................................     364      49,138
    Roche Holding AG.......................................   1,579     384,419
    Roche Holding AG.......................................  42,740  10,401,309
    Schaffner Holding AG...................................      38      10,181
    Schindler Holding AG...................................   1,437     298,405
*   Schmolz + Bickenbach AG................................  87,913      64,533
    Schweiter Technologies AG..............................     149     168,944
    SFS Group AG...........................................   2,606     255,637
    SGS SA.................................................     378     897,769
    Sika AG................................................  14,639   1,877,049
    Sonova Holding AG......................................   5,004     816,073
    St Galler Kantonalbank AG..............................     335     164,956
    Straumann Holding AG...................................   1,679   1,146,096
    Sulzer AG..............................................   2,179     218,713
    Sunrise Communications Group AG........................   7,667     674,864
    Swatch Group AG (The)..................................   1,680     567,460
    Swatch Group AG (The)..................................   2,911     194,311
    Swiss Life Holding AG..................................   2,340     882,682
    Swiss Prime Site AG....................................   7,918     642,493
    Swiss Re AG............................................  19,593   1,767,929
    Swisscom AG............................................   7,646   3,500,963
    Swissquote Group Holding SA............................   1,149      59,737
    Tamedia AG.............................................     271      31,880
    Tecan Group AG.........................................     601     135,578
    Temenos AG.............................................   9,072   1,246,828
#   u-blox Holding AG......................................   1,030     129,065
    UBS Group AG...........................................  82,448   1,152,385
#*  UBS Group AG...........................................  89,365   1,242,174
    Valiant Holding AG.....................................   2,309     260,730
    Valora Holding AG......................................     506     126,584
    VAT Group AG...........................................   3,112     312,265
    Vaudoise Assurances Holding SA.........................     113      56,784
    Vetropack Holding AG...................................      11      25,179
    Vifor Pharma AG........................................   4,275     617,861
    Vontobel Holding AG....................................   5,505     341,558
    VP Bank AG.............................................     252      40,556
    VZ Holding AG..........................................     200      56,657
    Walliser Kantonalbank..................................     563      63,155
    Warteck Invest AG......................................       6      11,385
#   Ypsomed Holding AG.....................................     484      64,964
    Zehnder Group AG.......................................     827      33,087
#   Zug Estates Holding AG, Class B........................       8      13,541
    Zuger Kantonalbank AG..................................      11      63,559
    Zurich Insurance Group AG..............................  10,000   3,104,811
                                                                    -----------
TOTAL SWITZERLAND..........................................          65,671,963
                                                                    -----------
UNITED KINGDOM -- (14.0%)
    3i Group P.L.C......................................... 132,536   1,484,046
    4imprint Group P.L.C...................................   1,482      34,230

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    888 Holdings P.L.C.....................................  38,545 $   91,169
    A.G. Barr P.L.C........................................  14,604    142,575
    AA P.L.C...............................................  46,183     59,026
*   Acacia Mining P.L.C....................................  19,440     38,019
    Admiral Group P.L.C....................................  27,650    710,771
    Anglo Pacific Group P.L.C..............................   7,103     11,816
    Antofagasta P.L.C......................................  27,235    272,623
    Arrow Global Group P.L.C...............................  23,248     56,764
    Ascential P.L.C........................................   3,313     15,938
    Ashmore Group P.L.C....................................  50,964    229,045
    Ashtead Group P.L.C....................................  45,894  1,132,978
#   AstraZeneca P.L.C., Sponsored ADR......................  89,628  3,475,774
    AstraZeneca P.L.C......................................  14,828  1,134,188
    Auto Trader Group P.L.C................................ 183,659    959,685
    AVEVA Group P.L.C......................................   6,218    207,993
    Aviva P.L.C............................................ 326,690  1,785,326
    Avon Rubber P.L.C......................................   2,199     33,661
    B&M European Value Retail SA........................... 127,407    677,965
    Babcock International Group P.L.C......................  72,881    568,341
    BAE Systems P.L.C...................................... 257,299  1,725,263
    Balfour Beatty P.L.C...................................  63,314    212,703
    Barclays P.L.C., Sponsored ADR.........................  80,600    708,474
    Barratt Developments P.L.C............................. 159,628  1,046,995
    BBA Aviation P.L.C.....................................  84,961    260,547
    Beazley P.L.C..........................................  82,480    553,800
    Bellway P.L.C..........................................  26,883    986,004
    Berkeley Group Holdings P.L.C. (The)...................  36,879  1,648,243
    Bloomsbury Publishing P.L.C............................   3,636      8,942
    Bodycote P.L.C.........................................  33,007    335,193
    Bovis Homes Group P.L.C................................  30,359    375,236
    Braemar Shipping Services P.L.C........................   3,084      9,035
    Brewin Dolphin Holdings P.L.C..........................  35,947    151,040
    Britvic P.L.C..........................................  37,997    383,605
    # BT Group P.L.C., Sponsored ADR.......................   1,200     18,288
    BT Group P.L.C......................................... 485,656  1,487,081
*   BTG P.L.C..............................................  12,349     86,990
    Bunzl P.L.C............................................  31,462    928,127
    Burberry Group P.L.C...................................  49,707  1,150,188
*   Cairn Energy P.L.C.....................................  41,919    105,269
*   Capita P.L.C........................................... 170,517    279,265
    Capital & Counties Properties P.L.C....................  78,727    251,190
    Card Factory P.L.C.....................................  50,806    119,643
    CareTech Holdings P.L.C................................   1,691      8,554
    Castings P.L.C.........................................   1,710      8,438
    Centamin P.L.C.........................................  45,189     57,385
    Chemring Group P.L.C...................................  26,351     61,423
    Chesnara P.L.C.........................................   6,395     28,093
*   Circassia Pharmaceuticals P.L.C........................   9,031      6,470
    City of London Investment Group P.L.C..................   3,231     15,569
    Clarkson P.L.C.........................................   1,065     32,345
    Clipper Logistics P.L.C................................   2,202      7,323
    Close Brothers Group P.L.C.............................  18,341    344,484
    CLS Holdings P.L.C.....................................   9,180     25,464
    CMC Markets P.L.C......................................   8,404     12,604
*   Cobham P.L.C........................................... 296,498    406,988
    Coca-Cola HBC AG.......................................   9,289    274,384
    Communisis P.L.C.......................................  24,464     22,220
    Compass Group P.L.C.................................... 137,424  2,702,960
    Computacenter P.L.C....................................  18,315    257,017

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Connect Group P.L.C....................................  19,006 $    8,276
    Consort Medical P.L.C..................................   2,822     40,163
    ConvaTec Group P.L.C................................... 204,297    422,277
    Costain Group P.L.C....................................  20,917    100,269
    Countryside Properties P.L.C...........................  21,258     81,255
*   Countrywide P.L.C......................................  20,878      2,794
    Crest Nicholson Holdings P.L.C.........................  56,201    244,497
    Croda International P.L.C..............................  17,066  1,051,196
    CYBG P.L.C.............................................  48,710    167,357
    Daejan Holdings P.L.C..................................     392     29,392
    Daily Mail & General Trust P.L.C., Class A.............  14,020    125,172
#   Dairy Crest Group P.L.C................................  20,068    122,450
    DCC P.L.C..............................................  18,227  1,562,249
    De La Rue P.L.C........................................   6,296     38,616
    Debenhams P.L.C........................................  50,413      5,746
    Dechra Pharmaceuticals P.L.C...........................   2,927     85,521
    DFS Furniture P.L.C....................................   4,438     11,802
    Diageo P.L.C., Sponsored ADR...........................  25,396  3,508,711
    Diageo P.L.C...........................................  15,439    533,750
    Dignity P.L.C..........................................   6,725     85,633
    Diploma P.L.C..........................................  29,262    490,693
    Direct Line Insurance Group P.L.C...................... 280,182  1,177,402
    DiscoverIE Group P.L.C.................................   2,089      9,516
    Dixons Carphone P.L.C.................................. 162,918    352,233
    Domino's Pizza Group P.L.C.............................  60,823    220,046
    DS Smith P.L.C......................................... 255,991  1,284,459
    Dunelm Group P.L.C.....................................  10,550     80,397
*   EI Group P.L.C......................................... 104,086    221,069
    Electrocomponents P.L.C................................  65,301    517,017
    Elementis P.L.C........................................  44,221    115,538
    Entertainment One, Ltd.................................  59,688    312,002
    Equiniti Group P.L.C...................................   6,388     17,572
    esure Group P.L.C......................................  36,055    128,275
    Euromoney Institutional Investor P.L.C.................   2,437     39,492
    Experian P.L.C.........................................  94,023  2,162,453
    FDM Group Holdings P.L.C...............................   1,596     17,495
    Ferguson P.L.C.........................................  21,689  1,462,250
*   Findel P.L.C...........................................   1,988      6,361
    Forterra P.L.C.........................................  20,601     58,132
    Foxtons Group P.L.C....................................  29,595     17,629
    Fresnillo P.L.C........................................   6,976     75,648
    Fuller Smith & Turner P.L.C., Class A..................     636      7,781
    G4S P.L.C.............................................. 185,189    508,224
    Galliford Try P.L.C....................................  15,068    167,890
*   GAME Digital P.L.C.....................................  32,270     11,212
    Games Workshop Group P.L.C.............................   3,196    125,538
*   Gem Diamonds, Ltd......................................   3,733      4,965
    GlaxoSmithKline P.L.C., Sponsored ADR..................  58,316  2,277,823
    GlaxoSmithKline P.L.C..................................  19,090    369,730
    Go-Ahead Group P.L.C. (The)............................   4,684     92,088
    Gocompare.Com Group P.L.C..............................  56,021     59,444
    Grafton Group P.L.C....................................  21,332    197,065
    Grainger P.L.C.........................................  61,128    211,186
    Greencore Group P.L.C..................................  65,976    159,679
    Greene King P.L.C......................................  29,351    180,638
*   Gulf Keystone Petroleum, Ltd...........................   7,583     21,532
    GVC CVR................................................  93,473     12,939
    GVC Holdings P.L.C.....................................  25,605    306,705
    Gym Group P.L.C. (The).................................   6,772     25,588

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Halfords Group P.L.C...................................    35,882 $  141,039
    Halma P.L.C............................................    54,551    925,751
    Hargreaves Lansdown P.L.C..............................    18,777    447,640
    Hastings Group Holdings P.L.C..........................    45,424    107,356
    Hays P.L.C.............................................   453,465    949,616
    Headlam Group P.L.C....................................     3,793     21,833
    Helical P.L.C..........................................    20,717     82,051
    Hikma Pharmaceuticals P.L.C............................    12,183    295,498
    Hill & Smith Holdings P.L.C............................    16,675    210,836
    Hilton Food Group P.L.C................................     4,430     52,191
    Hiscox, Ltd............................................    32,436    673,766
    Hochschild Mining P.L.C................................    35,974     72,416
    HomeServe P.L.C........................................    45,539    552,809
    Howden Joinery Group P.L.C.............................   108,512    649,738
    HSBC Holdings P.L.C....................................    73,078    601,403
    HSBC Holdings P.L.C., Sponsored ADR....................    76,891  3,159,451
*   Hunting P.L.C..........................................    28,753    246,712
    Huntsworth P.L.C.......................................    14,305     20,379
    Ibstock P.L.C..........................................    22,296     63,922
    IG Group Holdings P.L.C................................    55,133    425,635
    IMI P.L.C..............................................    51,766    656,318
    Inchcape P.L.C.........................................   110,184    761,006
*   Indivior P.L.C.........................................   124,970    300,767
    Informa P.L.C..........................................   184,308  1,681,921
    Inmarsat P.L.C.........................................    65,888    383,167
    Intermediate Capital Group P.L.C.......................    27,530    334,374
*   Interserve P.L.C.......................................     9,548      5,899
    Intertek Group P.L.C...................................    14,128    846,498
    Investec P.L.C.........................................    46,148    285,313
*   IP Group P.L.C.........................................    21,224     28,980
    ITE Group P.L.C........................................   110,628     80,380
    ITV P.L.C..............................................   487,064    924,580
    IWG P.L.C..............................................    82,419    241,875
    J Sainsbury P.L.C......................................   119,646    475,362
    James Fisher & Sons P.L.C..............................     4,770    103,241
    Jardine Lloyd Thompson Group P.L.C.....................    14,135    340,609
    JD Sports Fashion P.L.C................................    52,068    271,367
    John Laing Group P.L.C.................................    11,538     45,913
    John Menzies P.L.C.....................................    14,196     94,419
    John Wood Group P.L.C..................................   150,691  1,373,432
    Johnson Matthey P.L.C..................................    35,188  1,334,108
*   JPJ Group P.L.C........................................     2,895     22,749
    Jupiter Fund Management P.L.C..........................    73,540    316,517
*   Just Eat P.L.C.........................................    20,742    160,906
    Just Group P.L.C.......................................    50,815     57,594
    Kainos Group P.L.C.....................................     5,869     29,519
    KCOM Group P.L.C.......................................    73,667     86,766
    Keller Group P.L.C.....................................     6,623     54,776
    Kier Group P.L.C.......................................     8,892     99,531
    Kin and Carta P.L.C....................................    19,522     23,756
    Kingfisher P.L.C.......................................   132,476    430,171
*   Lamprell P.L.C.........................................    15,273     12,302
    Lancashire Holdings, Ltd...............................    19,221    144,904
    Legal & General Group P.L.C............................   980,568  3,146,522
*   Liberty Global P.L.C., Class A.........................     1,556     39,869
*   Liberty Global P.L.C., Class C.........................     3,809     95,377
    Lloyds Banking Group P.L.C............................. 4,105,131  2,995,673
    Lookers P.L.C..........................................    48,069     58,730
    Low & Bonar P.L.C......................................    19,043      7,577

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    LSL Property Services P.L.C............................   4,773 $   15,247
    Man Group P.L.C........................................ 122,655    243,361
    Marks & Spencer Group P.L.C............................ 213,787    808,583
    Marshalls P.L.C........................................  46,577    256,333
    McBride P.L.C..........................................  25,127     40,626
    McCarthy & Stone P.L.C.................................  55,306     95,491
    Mears Group P.L.C......................................   7,704     34,945
    Mediclinic International P.L.C.........................  18,074     86,862
    Meggitt P.L.C..........................................  93,052    629,553
    Melrose Industries P.L.C............................... 220,594    474,851
    Merlin Entertainments P.L.C............................  37,647    155,475
    Micro Focus International P.L.C........................  33,997    527,036
    Micro Focus International P.L.C., Sponsored ADR........   6,866    105,324
    Millennium & Copthorne Hotels P.L.C....................   8,744     52,969
    Mitie Group P.L.C......................................  48,332     89,781
    MJ Gleeson P.L.C.......................................   1,043      9,312
    Mondi P.L.C............................................  17,403    409,821
    Moneysupermarket.com Group P.L.C....................... 110,187    413,029
    Morgan Sindall Group P.L.C.............................   8,696    131,797
    Motorpoint group P.L.C.................................   4,035     11,341
    N Brown Group P.L.C....................................  15,969     27,767
    National Grid P.L.C....................................  88,811    938,202
    National Grid P.L.C., Sponsored ADR....................   9,006    481,843
    NCC Group P.L.C........................................   7,937     19,880
    Next P.L.C.............................................   9,489    630,381
    NMC Health P.L.C.......................................   3,840    173,144
    Non-Standard Finance P.L.C.............................  11,512      9,736
    Norcros P.L.C..........................................   4,809     13,201
    Northgate P.L.C........................................  35,778    172,313
*   Ocado Group P.L.C......................................  27,188    296,749
    On the Beach Group P.L.C...............................  18,011     98,539
    OneSavings Bank P.L.C..................................  24,285    115,681
*   Ophir Energy P.L.C.....................................  50,161     26,422
    Oxford Instruments P.L.C...............................   7,953     95,400
    Pagegroup P.L.C........................................  99,526    637,959
    Paragon Banking Group P.L.C............................  33,404    181,533
    PayPoint P.L.C.........................................   4,270     43,106
    Pearson P.L.C..........................................  28,242    324,442
    Pearson P.L.C., Sponsored ADR..........................  14,073    160,432
    Pendragon P.L.C........................................ 356,824    122,737
    Persimmon P.L.C........................................  46,715  1,367,213
    Petrofac, Ltd..........................................  66,464    488,744
*   Petropavlovsk P.L.C.................................... 139,668     11,812
    Pets at Home Group P.L.C...............................  33,107     46,493
    Phoenix Group Holdings.................................  65,570    503,980
    Photo-Me International P.L.C...........................  23,550     33,298
    Playtech P.L.C.........................................  38,306    234,236
    Polypipe Group P.L.C...................................  17,361     82,173
    Porvair P.L.C..........................................   1,478      8,417
*   Premier Foods P.L.C....................................  88,964     43,309
*   Provident Financial P.L.C..............................  10,597     69,078
    Prudential P.L.C., ADR.................................  34,829  1,387,239
    Prudential P.L.C.......................................  14,127    282,874
    PZ Cussons P.L.C.......................................  13,017     36,324
    QinetiQ Group P.L.C....................................  75,759    268,348
    Quilter P.L.C..........................................   6,697      9,909
    Randgold Resources, Ltd................................     690     54,271
    Rank Group P.L.C.......................................  14,277     29,179
    Rathbone Brothers P.L.C................................   3,073     90,407

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
*   Raven Property Group, Ltd..............................   4,765 $    2,747
    Reach P.L.C............................................  35,931     31,027
    Reckitt Benckiser Group P.L.C..........................  28,486  2,303,494
    Redrow P.L.C...........................................  58,740    396,612
    RELX P.L.C., Sponsored ADR............................. 104,517  2,054,800
    RELX P.L.C.............................................  12,196    241,196
    RELX P.L.C.............................................  62,004  1,226,898
    Renishaw P.L.C.........................................   5,903    317,201
    Rentokil Initial P.L.C................................. 346,789  1,398,472
    Restaurant Group P.L.C. (The)..........................  22,840     70,153
    Ricardo P.L.C..........................................   3,720     33,790
    Rightmove P.L.C........................................ 177,393  1,024,014
    RM P.L.C...............................................   4,800     12,103
    Robert Walters P.L.C...................................   3,614     26,952
    Rolls-Royce Holdings P.L.C............................. 117,808  1,263,395
    Rotork P.L.C........................................... 143,906    551,033
    Royal Mail P.L.C....................................... 100,763    462,596
    RPC Group P.L.C........................................  70,671    688,842
    RPS Group P.L.C........................................  25,127     50,267
    RSA Insurance Group P.L.C..............................  78,160    562,131
    Sage Group P.L.C. (The)................................  94,952    660,192
    Savills P.L.C..........................................  29,876    276,507
    Schroders P.L.C........................................  10,406    356,119
    Schroders P.L.C........................................   4,106    117,205
    SDL P.L.C..............................................   2,302     13,480
    Senior P.L.C...........................................  50,526    175,981
    Severfield P.L.C.......................................  19,906     17,726
    Severn Trent P.L.C.....................................  41,439    984,771
    Shire P.L.C., ADR......................................   1,323    240,521
    Shire P.L.C............................................  16,365    987,642
    SIG P.L.C..............................................  57,355     82,145
#   Smith & Nephew P.L.C., Sponsored ADR...................  22,655    744,896
    Smith & Nephew P.L.C...................................  26,652    433,224
    Smiths Group P.L.C.....................................  74,069  1,320,318
    Softcat P.L.C..........................................  18,039    148,800
    Spectris P.L.C.........................................  12,205    333,925
    Speedy Hire P.L.C......................................  35,661     25,620
    Spirax-Sarco Engineering P.L.C.........................   8,067    666,337
    Spire Healthcare Group P.L.C...........................   9,621     14,439
    Spirent Communications P.L.C...........................  54,010     81,556
*   Sports Direct International P.L.C......................  38,869    162,018
    SSE P.L.C.............................................. 120,522  1,756,659
    SSP Group P.L.C........................................  58,885    502,044
    St James's Place P.L.C................................. 133,449  1,724,595
    St. Modwen Properties P.L.C............................  42,679    203,734
    Stagecoach Group P.L.C.................................  20,386     39,859
    Standard Chartered P.L.C...............................  13,959     97,835
    Standard Life Aberdeen P.L.C........................... 131,892    455,532
    SThree P.L.C...........................................   6,303     24,661
    Stobart Group, Ltd.....................................  19,708     53,459
    STV Group P.L.C........................................   2,401     11,573
    Superdry P.L.C.........................................   5,843     60,286
    Synthomer P.L.C........................................  61,609    349,467
    TalkTalk Telecom Group P.L.C...........................  85,213    130,314
    Tarsus Group P.L.C.....................................   6,886     24,590
    Taylor Wimpey P.L.C.................................... 879,242  1,810,383
    Ted Baker P.L.C........................................   3,949     92,436
    Telecom Plus P.L.C.....................................  12,420    193,807
    Tesco P.L.C............................................ 762,423  2,076,400

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
UNITED KINGDOM -- (Continued)
    Topps Tiles P.L.C......................................  11,525 $      9,236
    TP ICAP P.L.C..........................................  20,095       74,447
    Travis Perkins P.L.C...................................  32,376      457,269
    Trifast P.L.C..........................................   3,680        9,060
    TT Electronics P.L.C...................................  12,853       35,076
*   Tullow Oil P.L.C.......................................  30,316       86,979
    Tyman P.L.C............................................   2,537        8,973
    U & I Group P.L.C......................................  13,866       40,581
    UDG Healthcare P.L.C...................................   1,995       16,090
    Ultra Electronics Holdings P.L.C.......................  13,839      254,385
    Unilever P.L.C., Sponsored ADR.........................  47,793    2,532,073
    Unilever P.L.C.........................................  21,424    1,134,821
    United Utilities Group P.L.C........................... 161,001    1,491,948
    Urban & Civic P.L.C....................................   2,674       10,093
*   Vectura Group P.L.C.................................... 114,041      103,599
    Vesuvius P.L.C.........................................   9,744       67,605
    Victrex P.L.C..........................................  22,695      767,686
    Vitec Group P.L.C. (The)...............................   2,695       42,350
    Vodafone Group P.L.C................................... 144,360      271,474
    Vodafone Group P.L.C., Sponsored ADR...................   2,548       48,237
    Volution Group P.L.C...................................   4,505        9,967
    Vp P.L.C...............................................   1,545       19,883
    Weir Group P.L.C (The).................................  11,097      224,565
    WH Smith P.L.C.........................................  13,402      333,138
    Whitbread P.L.C........................................   8,605      483,838
    William Hill P.L.C..................................... 120,763      324,634
    Wilmington PL.C........................................   6,622       14,429
    Wincanton P.L.C........................................   8,273       21,909
*   Wizz Air Holdings P.L.C................................     512       16,793
    Wm Morrison Supermarkets P.L.C......................... 178,985      567,058
    WPP P.L.C., Sponsored ADR..............................   6,805      383,870
    WPP P.L.C..............................................  95,890    1,085,066
    Xaar P.L.C.............................................   3,874        7,213
    XP Power, Ltd..........................................     775       25,174
                                                                    ------------
TOTAL UNITED KINGDOM.......................................          135,367,223
                                                                    ------------
UNITED STATES -- (0.0%)
*   International Flavors & Fragrances, Inc................     430       62,087
                                                                    ------------
TOTAL COMMON STOCKS........................................          917,364,633
                                                                    ------------
PREFERRED STOCKS -- (0.4%)

GERMANY -- (0.4%)
    Bayerische Motoren Werke AG............................   6,108      460,033
    Biotest AG.............................................   1,414       37,501
    Draegerwerk AG & Co. KGaA..............................   1,325       71,128
    Fuchs Petrolub SE......................................  12,927      598,387
    Henkel AG & Co. KGaA...................................   5,214      569,654
    Jungheinrich AG........................................  12,963      429,488
    Porsche Automobil Holding SE...........................   7,775      494,451
    Sartorius AG...........................................   4,011      580,164
    Schaeffler AG..........................................   9,114       96,036
    Sixt SE................................................   3,350      230,219
    STO SE & Co. KGaA......................................     221       22,838
    Villeroy & Boch AG.....................................     866       14,108
                                                                    ------------
TOTAL GERMANY..............................................            3,604,007
                                                                    ------------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                               Shares     Value>>
                                                              --------- ------------
UNITED KINGDOM --  (0.0%)
      Mcbride P.L.C..........................................   703,556 $        899
      Rolls-Royce Holdings P.L.C............................. 5,419,168        6,927
                                                                        ------------
TOTAL UNITED KINGDOM.........................................                  7,826
                                                                        ------------
TOTAL PREFERRED STOCKS.......................................              3,611,833
                                                                        ------------
RIGHTS/WARRANTS --  (0.0%)
AUSTRIA --  (0.0%)
*     Intercell AG Rights 05/16/13...........................       265            0
                                                                        ------------
CANADA --  (0.0%)
*     Australis Capital Inc..................................       602          631
*     Tervita Corp. Warrants 07/19/20........................       172           39
                                                                        ------------
TOTAL CANADA.................................................                    670
                                                                        ------------
SINGAPORE --  (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23.................   210,168            0
                                                                        ------------
SPAIN --  (0.0%)
*     Banco Santander SA Rights 11/01/18.....................   556,249       21,610
*     Vidrala SA Rights 11/12/18.............................       816        3,280
                                                                        ------------
TOTAL SPAIN..................................................                 24,890
                                                                        ------------
SWEDEN --  (0.0%)
#*    Dustin Group AB Rights 11/07/18........................    13,515        2,118
                                                                        ------------
TOTAL RIGHTS/WARRANTS........................................                 27,678
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            921,004,144
                                                                        ------------

                                                                          Value+
                                                                        ------------
SECURITIES LENDING COLLATERAL --  (4.9%)
@(S)  DFA Short Term Investment Fund......................... 4,091,478   47,338,400
                                                                        ------------
TOTAL INVESTMENTS --  (100.0%) (Cost $928,893,204)                      $968,342,544
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         Investments in Securities (Market Value)
-                                      ---------------------------------------------
                                         Level 1     Level 2    Level 3    Total
                                       ----------- ------------ ------- ------------
Common Stocks
   Australia.......................... $   795,646 $ 45,817,308   --    $ 46,612,954
   Austria............................          --    3,596,195   --       3,596,195
   Belgium............................     153,767    8,689,927   --       8,843,694
   Canada.............................  73,102,969           --   --      73,102,969
   Denmark............................     633,235   20,727,176   --      21,360,411
   Finland............................          --   14,838,913   --      14,838,913
   France.............................     289,578   86,113,845   --      86,403,423
   Germany............................   2,690,631   70,791,465   --      73,482,096
   Hong Kong..........................      31,496   19,526,911   --      19,558,407
   Ireland............................     328,920    4,562,340   --       4,891,260
   Israel.............................     731,191    3,910,637   --       4,641,828
   Italy..............................   1,546,492   22,088,677   --      23,635,169
   Japan..............................   4,357,924  223,783,343   --     228,141,267

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                   Investments in Securities (Market Value)
 -                              ----------------------------------------------
                                  Level 1      Level 2    Level 3    Total
                                ------------ ------------ ------- ------------
    Netherlands................ $  8,182,874 $ 24,870,901   --    $ 33,053,775
    New Zealand................       62,664    3,664,621   --       3,727,285
    Norway.....................       15,211    7,797,522   --       7,812,733
    Portugal...................           --    1,137,628   --       1,137,628
    Singapore..................           --    8,034,871   --       8,034,871
    Spain......................      804,339   21,316,447   --      22,120,786
    Sweden.....................      597,018   30,670,678   --      31,267,696
    Switzerland................    7,482,718   58,189,245   --      65,671,963
    United Kingdom.............   22,649,900  112,717,323   --     135,367,223
    United States..............       62,087           --   --          62,087
 Preferred Stocks
    Germany....................           --    3,604,007   --       3,604,007
    United Kingdom.............           --        7,826   --           7,826
 Rights/Warrants
    Canada.....................           --          670   --             670
    Spain......................           --       24,890   --          24,890
    Sweden.....................           --        2,118   --           2,118
 Securities Lending Collateral.           --   47,338,400   --      47,338,400
                                ------------ ------------   --    ------------
 TOTAL......................... $124,518,660 $843,823,884   --    $968,342,544
                                ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares   Value>>
                                                             ------- ----------
 COMMON STOCKS -- (94.3%)
 AUSTRALIA -- (6.2%)
 *   3P Learning, Ltd.......................................  16,060 $   13,660
     Accent Group, Ltd......................................  70,772     62,630
     Adairs, Ltd............................................  30,183     37,391
     Adelaide Brighton, Ltd.................................  74,375    299,147
     AGL Energy, Ltd........................................  21,098    269,431
     Alliance Aviation Services, Ltd........................  13,604     22,999
     ALS, Ltd...............................................  13,263     76,915
     Altium, Ltd............................................  15,454    240,918
     Alumina, Ltd...........................................  70,854    128,588
     AMA Group, Ltd.........................................   5,769      3,728
 #   Amaysim Australia, Ltd.................................  16,048     12,993
     Amcor, Ltd.............................................  46,029    434,339
     AMP, Ltd............................................... 442,618    776,144
     Ansell, Ltd............................................  17,574    289,730
     AP Eagers, Ltd.........................................  15,675     81,573
     APA Group..............................................  34,894    237,628
 #   Apollo Tourism & Leisure, Ltd..........................  32,340     32,340
     Appen, Ltd.............................................  13,299    100,968
     ARB Corp., Ltd.........................................   8,250    101,477
     Ardent Leisure Group...................................  88,209    100,340
     ARQ Group, Ltd.........................................  18,865     29,310
     Asaleo Care, Ltd....................................... 108,794     53,975
     ASX, Ltd...............................................   2,768    116,258
     Atlas Arteria, Ltd.....................................  55,283    267,800
     AUB Group, Ltd.........................................   2,532     24,221
 *   Aurelia Metals, Ltd....................................  52,100     27,192
     Aurizon Holdings, Ltd.................................. 271,638    809,301
     Ausdrill, Ltd..........................................  98,003    119,458
     AusNet Services........................................ 142,397    172,715
 #   Australia & New Zealand Banking Group, Ltd............. 148,688  2,736,849
 #*  Australian Agricultural Co., Ltd....................... 106,141     99,532
     Australian Finance Group, Ltd..........................  18,696     18,570
     Australian Pharmaceutical Industries, Ltd..............  99,076    107,616
     Auswide Bank, Ltd......................................   3,299     12,131
 #   Automotive Holdings Group, Ltd.........................  40,084     51,403
     Aveo Group.............................................  69,134     90,446
     AVJennings, Ltd........................................  17,132      7,346
     Baby Bunting Group, Ltd................................  11,398     17,789
     Bank of Queensland, Ltd................................  57,697    395,507
     Bapcor, Ltd............................................  29,002    140,690
 *   Base Resources, Ltd....................................  44,322      7,732
     Beach Energy, Ltd...................................... 424,615    528,899
 *   Beadell Resources, Ltd................................. 169,870      6,799
 #   Bega Cheese, Ltd.......................................  13,156     55,723
     Bell Financial Group, Ltd..............................  31,306     22,421
 #*  Bellamy's Australia, Ltd...............................  11,116     57,225
     Bendigo & Adelaide Bank, Ltd...........................  67,537    490,760
     BHP Billiton, Ltd...................................... 207,542  4,788,751
     BHP Billiton, Ltd., Sponsored ADR......................     254     11,730
     Bingo Industries, Ltd..................................  16,429     27,889
 #   Blackmores, Ltd........................................   1,997    172,202
     BlueScope Steel, Ltd................................... 120,539  1,235,599
     Boral, Ltd............................................. 144,384    575,193
     Brambles, Ltd..........................................  60,252    453,875
     Bravura Solutions, Ltd.................................  15,041     44,710
     Breville Group, Ltd....................................  14,081    122,660
     Brickworks, Ltd........................................  16,179    193,718

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
 #   BWX, Ltd...............................................   7,948 $   14,360
 #   Cabcharge Australia, Ltd...............................  35,743     52,320
     Caltex Australia, Ltd..................................  42,724    854,857
     Capilano Honey, Ltd....................................   1,432     20,022
 *   Cardno, Ltd............................................  56,221     40,522
 *   Carnarvon Petroleum, Ltd............................... 287,098     71,506
     carsales.com, Ltd......................................  35,241    305,453
 *   Cash Converters International, Ltd..................... 147,100     27,623
     Cedar Woods Properties, Ltd............................  11,892     44,662
     Centuria Capital Group.................................  47,027     43,669
     Challenger, Ltd........................................  70,039    510,084
     CIMIC Group, Ltd.......................................   3,736    125,436
     Citadel Group, Ltd. (The)..............................   2,456     14,805
 #   Class, Ltd.............................................   5,320      6,942
     Cleanaway Waste Management, Ltd........................ 424,631    542,822
     Clinuvel Pharmaceuticals, Ltd..........................   2,420     27,445
     Coca-Cola Amatil, Ltd..................................  51,359    361,449
     Cochlear, Ltd..........................................   2,944    370,983
     Codan, Ltd.............................................  23,509     50,068
 #   Collection House, Ltd..................................  24,917     23,580
     Collins Foods, Ltd.....................................  28,375    128,883
 #   Commonwealth Bank of Australia.........................  68,708  3,378,430
     Computershare, Ltd.....................................  28,363    398,292
 #*  Cooper Energy, Ltd..................................... 328,856    108,443
 #   Corporate Travel Management, Ltd.......................   8,561    122,168
     Costa Group Holdings, Ltd..............................  48,117    208,483
 #   Credit Corp. Group, Ltd................................   6,931     93,765
 *   CSG, Ltd...............................................  39,609      5,360
     CSR, Ltd............................................... 130,806    328,130
 #   Data#3, Ltd............................................  13,503     14,385
 *   Decmil Group, Ltd......................................  45,323     24,581
 #   Dicker Data, Ltd.......................................   9,917     20,187
     Domain Holdings Australia, Ltd.........................  54,718     96,262
 #   Domino's Pizza Enterprises, Ltd........................   7,514    287,987
 *   Doray Minerals, Ltd....................................  75,224     18,981
     Downer EDI, Ltd........................................ 101,956    501,966
     DuluxGroup, Ltd........................................  60,190    316,385
     DWS, Ltd...............................................   4,748      3,936
     Eclipx Group, Ltd......................................  76,114    130,958
     Elders, Ltd............................................  30,872    159,825
 *   Empired, Ltd...........................................  30,093      9,924
 *   Energy Resources of Australia, Ltd.....................  13,961      3,376
 *   Energy World Corp., Ltd................................  19,261      2,257
     EQT Holdings, Ltd......................................     676     10,749
     ERM Power, Ltd.........................................  22,101     25,651
     Estia Health, Ltd......................................  35,954     52,114
     Euroz, Ltd.............................................  22,449     19,894
     EVENT Hospitality and Entertainment, Ltd...............  20,654    196,474
     Evolution Mining, Ltd.................................. 211,985    448,685
     Fairfax Media, Ltd..................................... 436,067    198,452
 *   FAR, Ltd............................................... 396,113     34,966
 #   Finbar Group, Ltd......................................   8,281      4,991
     Fleetwood Corp., Ltd. (6341855)........................  19,034     29,993
     FlexiGroup, Ltd........................................  81,405     88,707
     Flight Centre Travel Group, Ltd........................   8,731    288,010
     Fortescue Metals Group, Ltd............................ 342,293    974,279
 #   G8 Education, Ltd...................................... 107,070    155,796
 #*  Galaxy Resources, Ltd..................................  17,015     26,550
 *   Gascoyne Resources, Ltd................................  18,229      1,827

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  AUSTRALIA -- (Continued)
      GBST Holdings, Ltd.....................................   1,530 $  1,850
  #   Genworth Mortgage Insurance Australia, Ltd.............  57,161   91,292
      Global Construction Services, Ltd......................  58,683   26,606
  #*  Gold Road Resources, Ltd............................... 148,509   73,317
      Grange Resources, Ltd.................................. 136,583   21,446
  #   Greencross, Ltd........................................  19,927   64,005
  *   Greenland Minerals, Ltd................................ 279,308   17,234
      GUD Holdings, Ltd......................................  13,326  116,834
      GWA Group, Ltd.........................................  54,836  107,238
      Hansen Technologies, Ltd...............................  37,136   91,322
  #   Harvey Norman Holdings, Ltd............................ 143,732  325,369
  #   Helloworld Travel, Ltd.................................   6,051   23,648
  #   HT&E, Ltd..............................................  57,951   79,858
      Huon Aquaculture Group, Ltd............................   6,086   19,558
      IDP Education, Ltd.....................................  18,043  117,935
      Iluka Resources, Ltd...................................  23,118  132,771
  *   Imdex, Ltd.............................................  73,730   60,063
  #   IMF Bentham, Ltd.......................................  29,774   62,385
      Incitec Pivot, Ltd..................................... 199,969  554,086
  #   Independence Group NL.................................. 104,054  298,696
  *   Infigen Energy......................................... 135,013   47,015
      Infomedia, Ltd.........................................  36,201   28,705
  #   Inghams Group, Ltd.....................................  33,474   92,550
      Insurance Australia Group, Ltd.........................  89,735  434,020
      Integral Diagnostics, Ltd..............................   4,996    9,567
      Integrated Research, Ltd...............................   9,550   14,389
  #   InvoCare, Ltd..........................................  15,834  136,277
  #   IOOF Holdings, Ltd.....................................  82,685  399,923
      IPH, Ltd...............................................  39,526  151,740
      IRESS, Ltd.............................................  18,619  143,439
  #   iSelect, Ltd...........................................  55,125   25,489
      iSentia Group, Ltd.....................................  47,120    8,207
      IVE Group, Ltd.........................................  23,613   34,169
      James Hardie Industries P.L.C..........................  21,269  284,108
  #   Japara Healthcare, Ltd.................................  51,658   41,198
  #   JB Hi-Fi, Ltd..........................................  34,133  556,205
      Jumbo Interactive, Ltd.................................   6,105   31,037
      Jupiter Mines, Ltd.....................................  80,420   17,959
  *   Karoon Gas Australia, Ltd..............................  41,989   31,777
  *   Kingsgate Consolidated, Ltd............................  33,671    3,945
      Kogan.com, Ltd.........................................   4,259    8,605
      LendLease Group........................................  41,655  520,211
      Lifestyle Communities, Ltd.............................   9,170   37,632
      Link Administration Holdings, Ltd......................  48,674  259,389
      Lovisa Holdings, Ltd...................................   5,775   31,498
  *   Lucapa Diamond Co., Ltd................................  15,354    2,396
  #*  Lynas Corp., Ltd.......................................  57,013   84,366
      MACA, Ltd..............................................  65,560   55,936
  *   Macmahon Holdings, Ltd................................. 237,156   39,536
      Macquarie Group, Ltd...................................  11,322  944,190
      Magellan Financial Group, Ltd..........................  15,143  287,007
      MaxiTRANS Industries, Ltd..............................  11,936    4,570
  #*  Mayne Pharma Group, Ltd................................ 311,948  248,084
      McMillan Shakespeare, Ltd..............................  13,849  162,424
  #   McPherson's, Ltd.......................................  30,743   30,380
      Medibank Pvt, Ltd...................................... 210,778  417,924
  *   Medusa Mining, Ltd.....................................  45,149   10,391
  #*  Mesoblast, Ltd.........................................  57,584   81,717
  #   Metals X, Ltd.......................................... 150,864   49,864

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
 #   Michael Hill International, Ltd........................  22,149 $   10,353
 *   Millennium Minerals, Ltd...............................  85,111     12,413
     Mineral Resources, Ltd.................................  46,981    476,711
 *   MMA Offshore, Ltd...................................... 129,478     21,991
 #   MNF Group, Ltd.........................................   4,270     12,477
     Monadelphous Group, Ltd................................  19,041    194,850
     Monash IVF Group, Ltd..................................  37,578     24,128
 #   Money3 Corp., Ltd......................................  28,388     32,841
 #   Mortgage Choice, Ltd...................................  32,978     28,231
     Motorcycle Holdings, Ltd...............................   2,826      5,244
     Mount Gibson Iron, Ltd................................. 190,843     73,106
 #   Myer Holdings, Ltd..................................... 166,631     53,792
     MYOB Group, Ltd........................................ 102,931    246,151
     MyState, Ltd...........................................   7,026     22,898
 #   National Australia Bank, Ltd........................... 149,402  2,675,718
     Navigator Global Investments, Ltd......................  14,770     46,989
 #   Navitas, Ltd...........................................  28,102    101,299
 #*  NetComm Wireless, Ltd..................................  13,414      6,323
     New Hope Corp., Ltd....................................  34,564     81,063
     Newcrest Mining, Ltd...................................  38,109    557,847
     nib holdings, Ltd......................................  74,779    294,359
 #   Nick Scali, Ltd........................................   6,307     23,154
 #   Nine Entertainment Co. Holdings, Ltd................... 165,821    199,147
     Northern Star Resources, Ltd...........................  98,812    617,300
 *   NRW Holdings, Ltd......................................  87,742    115,235
     Nufarm, Ltd............................................  43,949    177,724
     OFX Group, Ltd.........................................  30,018     45,662
     Oil Search, Ltd........................................  82,871    455,583
 *   OM Holdings, Ltd.......................................  85,643     82,487
 *   Onevue Holdings, Ltd...................................  24,977      9,786
     oOh!media, Ltd.........................................  45,094    151,529
     Orica, Ltd.............................................  37,715    459,514
 *   Origin Energy, Ltd..................................... 145,600    754,536
     Orora, Ltd............................................. 286,705    683,267
     OZ Minerals, Ltd.......................................  77,409    496,575
 #   Pacific Current Group, Ltd.............................   8,306     36,235
     Pact Group Holdings, Ltd...............................  38,571     95,349
 *   Panoramic Resources, Ltd............................... 108,659     32,031
     Paragon Care, Ltd......................................  29,906     14,617
     Peet, Ltd..............................................  40,858     32,041
     Pendal Group, Ltd......................................  53,347    308,451
     Perpetual, Ltd.........................................   9,820    241,537
 #*  Perseus Mining, Ltd.................................... 198,049     50,760
     Pioneer Credit, Ltd....................................  17,994     39,038
 #   Platinum Asset Management, Ltd.........................  36,287    126,349
 *   PMP, Ltd...............................................  63,875      8,826
 *   Praemium, Ltd..........................................  43,406     23,784
     Premier Investments, Ltd...............................  16,585    193,361
 *   Prime Media Group, Ltd.................................  92,232     16,961
     Pro Medicus, Ltd.......................................   5,102     33,020
     PWR Holdings, Ltd......................................  10,450     27,947
     Qantas Airways, Ltd....................................  56,667    219,967
     QBE Insurance Group, Ltd............................... 118,426    951,519
     QMS Media, Ltd.........................................  27,380     18,046
 #   Qube Holdings, Ltd..................................... 157,670    274,179
 #*  Quintis, Ltd...........................................  26,787      1,306
 *   Ramelius Resources, Ltd................................ 127,013     37,410
     RCR Tomlinson, Ltd.....................................  47,676     30,677
     REA Group, Ltd.........................................   2,678    136,292

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
    Reckon, Ltd............................................     6,209 $    3,183
    Reece, Ltd.............................................     8,247     60,723
    Regis Healthcare, Ltd..................................    18,284     31,089
    Regis Resources, Ltd...................................   139,000    416,963
    Reject Shop, Ltd. (The)................................     5,557      8,708
    Reliance Worldwide Corp., Ltd..........................    63,110    224,832
#   Resolute Mining, Ltd...................................   199,404    147,414
#   Retail Food Group, Ltd.................................    24,789      6,498
    Ridley Corp., Ltd......................................    47,896     49,261
    Rio Tinto, Ltd.........................................    38,586  2,099,553
    Ruralco Holdings, Ltd..................................     9,648     19,780
    RXP Services, Ltd......................................    24,648      8,050
    Sandfire Resources NL..................................    53,117    251,156
    Santos, Ltd............................................   142,022    666,591
*   Saracen Mineral Holdings, Ltd..........................   120,142    209,552
    SeaLink Travel Group, Ltd..............................    12,568     37,686
    Seek, Ltd..............................................    25,229    320,534
    Select Harvests, Ltd...................................    24,365     89,291
*   Senex Energy, Ltd......................................   224,572     64,266
    Servcorp, Ltd..........................................    12,793     31,883
    Service Stream, Ltd....................................    74,410     83,915
    Seven Group Holdings, Ltd..............................    16,794    212,165
    Seven West Media, Ltd..................................   259,595    143,874
    SG Fleet Group, Ltd....................................    15,329     36,172
    Shriro Holdings, Ltd...................................    13,542      4,798
    Sigma Healthcare, Ltd..................................   213,333     78,792
#   Silver Chef, Ltd.......................................     4,994      5,940
#*  Silver Lake Resources, Ltd.............................   124,685     45,728
    Sims Metal Management, Ltd.............................    38,734    310,593
    SmartGroup Corp., Ltd..................................     8,685     61,503
    Sonic Healthcare, Ltd..................................    20,005    320,177
    South32, Ltd., ADR.....................................     2,251     29,015
    South32, Ltd...........................................   213,903    551,688
    Southern Cross Media Group, Ltd........................    79,239     64,201
    Spark Infrastructure Group.............................   209,455    341,484
#   SpeedCast International, Ltd...........................    76,666    196,001
    St Barbara, Ltd........................................   145,705    430,120
*   Stanmore Coal, Ltd.....................................    34,038     19,805
    Steadfast Group, Ltd...................................    73,518    155,025
    Suncorp Group, Ltd.....................................    57,445    571,181
*   Sundance Energy Australia, Ltd......................... 1,908,430    112,998
    Sunland Group, Ltd.....................................     6,809      7,455
#   Super Retail Group, Ltd................................    40,172    206,011
#*  Superloop, Ltd.........................................    17,497     21,594
    Sydney Airport.........................................    36,812    168,252
#*  Syrah Resources, Ltd...................................    23,092     26,265
    Tassal Group, Ltd......................................    41,799    122,411
    Technology One, Ltd....................................    39,033    150,827
    Telstra Corp., Ltd.....................................   142,690    312,126
*   Terracom, Ltd..........................................    40,724     15,478
#   Thorn Group, Ltd.......................................    35,581     14,531
*   Tiger Resources, Ltd...................................   219,444        583
    TPG Telecom, Ltd.......................................    88,273    449,468
    Transurban Group.......................................    43,076    346,475
*   Troy Resources, Ltd....................................       583         40
#   Villa World, Ltd.......................................    29,216     41,622
*   Village Roadshow, Ltd..................................    22,975     36,992
*   Virgin Australia Holdings, Ltd.........................   393,465     55,808
    Virtus Health, Ltd.....................................    22,644     80,705

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
AUSTRALIA -- (Continued)
    Vita Group, Ltd........................................  22,463 $    16,578
#*  Vocus Group, Ltd....................................... 143,623     350,466
*   Watpac, Ltd............................................  27,091      17,782
    Webjet, Ltd............................................   7,974      73,918
#   Webster, Ltd...........................................  11,619      13,166
    Wesfarmers, Ltd........................................  33,462   1,108,184
    Western Areas, Ltd.....................................  61,478      98,270
*   Westgold Resources, Ltd................................  40,111      31,320
#   Westpac Banking Corp................................... 152,783   2,902,224
    Whitehaven Coal, Ltd................................... 269,225     929,977
#   WiseTech Global, Ltd...................................   6,175      70,622
    Woodside Petroleum, Ltd................................  49,470   1,217,965
    Woolworths Group, Ltd..................................  22,770     459,576
    WorleyParsons, Ltd.....................................  58,243     602,421
    WPP AUNZ, Ltd..........................................  68,187      27,109
*   Xero, Ltd..............................................   1,193      33,819
                                                                    -----------
TOTAL AUSTRALIA............................................          68,631,210
                                                                    -----------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG.................................   2,948      58,732
    ANDRITZ AG.............................................   8,612     446,188
    Atrium European Real Estate, Ltd.......................  24,184     100,803
    Austria Technologie & Systemtechnik AG.................   8,985     212,831
    CA Immobilien Anlagen AG...............................   9,142     297,497
    DO & CO AG.............................................     987      89,492
    Erste Group Bank AG....................................  24,082     980,317
    EVN AG.................................................   8,035     140,449
#   FACC AG................................................   1,905      33,509
    Flughafen Wien AG......................................     986      38,322
    IMMOFINANZ AG..........................................  17,520     417,069
    Kapsch TrafficCom AG...................................     788      28,117
    Lenzing AG.............................................   2,338     212,078
    Mayr Melnhof Karton AG.................................   1,289     163,140
    Oesterreichische Post AG...............................   4,363     177,109
    OMV AG.................................................   8,366     464,586
#   Palfinger AG...........................................   1,670      50,921
#   POLYTEC Holding AG.....................................   2,865      29,535
#   Porr AG................................................   2,673      72,364
    Raiffeisen Bank International AG.......................  29,310     798,808
    Rosenbauer International AG............................     131       6,677
    S IMMO AG..............................................   6,519     111,457
    Schoeller-Bleckmann Oilfield Equipment AG..............   1,480     132,114
#*  Semperit AG Holding....................................     945      15,608
    Strabag SE.............................................   3,459     121,622
    Telekom Austria AG.....................................  21,674     160,817
#   UBM Development AG.....................................   1,080      46,255
    UNIQA Insurance Group AG...............................  30,903     288,614
    Verbund AG.............................................   5,936     238,937
    Wienerberger AG........................................   9,422     216,715
#*  Zumtobel Group AG......................................   2,684      24,338
                                                                    -----------
TOTAL AUSTRIA..............................................           6,175,021
                                                                    -----------
BELGIUM -- (1.0%)
    Ackermans & van Haaren NV..............................   5,401     850,320
    Ageas..................................................  26,688   1,335,336
*   AGFA-Gevaert NV........................................  59,127     263,982
*   Argenx SE, ADR.........................................     712      56,967
    Atenor.................................................     548      31,060

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 BELGIUM -- (Continued)
     Banque Nationale de Belgique...........................     19 $    55,529
     Barco NV...............................................  1,790     203,821
 #   Bekaert SA.............................................  7,752     167,424
 *   Biocartis NV...........................................  1,531      20,751
     bpost SA............................................... 13,289     201,682
     Cie d'Entreprises CFE..................................  2,134     226,272
     Cie Immobiliere de Belgique SA.........................    381      22,154
 #   Colruyt SA............................................. 10,547     613,247
     Deceuninck NV.......................................... 13,585      31,731
     D'ieteren SA...........................................  5,895     233,154
 #   Econocom Group SA...................................... 16,652      52,121
     Elia System Operator SA................................  3,275     204,747
     Euronav NV............................................. 19,997     186,206
 *   Euronav NV............................................. 14,480     133,216
     EVS Broadcast Equipment SA.............................  2,050      45,570
 *   Exmar NV...............................................  6,018      40,566
     Fagron.................................................  5,845      95,069
     Gimv NV................................................  2,474     131,980
     Jensen-Group NV........................................    526      18,461
     KBC Group NV........................................... 13,594     936,845
     Kinepolis Group NV.....................................  2,510     134,745
     Lotus Bakeries.........................................     45     116,115
 #   Melexis NV.............................................  2,995     196,978
 #*  Nyrstar NV............................................. 15,384      27,787
 #   Ontex Group NV......................................... 17,460     334,646
 *   Oxurion NV.............................................  7,971      42,775
     Picanol................................................    293      26,302
     Proximus SADP.......................................... 27,141     691,495
     Recticel SA............................................ 11,663      90,732
     Resilux................................................    280      40,882
     Roularta Media Group NV................................    370       6,389
     Sioen Industries NV....................................  2,506      60,809
     Sipef NV...............................................  1,175      68,535
     Solvay SA.............................................. 15,558   1,772,170
 #*  Telenet Group Holding NV...............................  4,741     229,694
     TER Beke SA............................................    193      31,404
 *   Tessenderlo Group SA...................................  6,656     234,310
     Umicore SA............................................. 21,896   1,030,709
     Van de Velde NV........................................    784      19,549
                                                                    -----------
 TOTAL BELGIUM..............................................         11,314,237
                                                                    -----------
 CANADA -- (9.8%)
 *   5N Plus, Inc........................................... 14,000      31,479
     Absolute Software Corp.................................  8,900      52,057
 #   Acadian Timber Corp....................................  1,700      22,030
 #*  Advantage Oil & Gas, Ltd............................... 40,477      90,704
     Aecon Group, Inc....................................... 10,495     150,914
 #*  Africa Oil Corp........................................ 14,600      13,419
 #   AG Growth International, Inc...........................  1,600      71,428
     AGF Management, Ltd., Class B.......................... 17,587      72,007
     Agnico Eagle Mines, Ltd................................ 15,827     559,643
 #   AGT Food & Ingredients, Inc............................  2,100      27,980
 *   Aimia, Inc............................................. 25,250      75,762
 *   Air Canada............................................. 19,241     365,103
 #   AirBoss of America Corp................................  3,978      35,717
 *   Alacer Gold Corp....................................... 65,502     106,977
     Alamos Gold, Inc., Class A............................. 65,098     260,105
     Alamos Gold, Inc., Class A............................. 18,797      74,998
 #   Alaris Royalty Corp....................................  9,482     138,580

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Alexco Resource Corp...................................   1,285 $    1,162
 *   Alexco Resource Corp...................................  10,800      9,681
     Algoma Central Corp....................................   1,200     10,866
     Algonquin Power & Utilities Corp.......................  25,923    258,748
     Algonquin Power & Utilities Corp.......................  11,652    116,287
     Alimentation Couche-Tard, Inc., Class B................   9,265    442,471
 *   Alio Gold, Inc.........................................   6,570      4,691
 #   AltaGas, Ltd...........................................  47,228    593,736
     Altius Minerals Corp...................................  10,901    104,750
     Altus Group, Ltd.......................................   5,550    121,460
 #*  Americas Silver Corp...................................   7,847     15,617
 #*  Amerigo Resources, Ltd.................................  32,000     23,822
 #   ARC Resources, Ltd.....................................  87,544    815,291
 *   Argonaut Gold, Inc.....................................  35,772     35,053
 *   Aritzia, Inc...........................................   8,100    119,182
 *   Arrow Exploration Corp.................................   2,048      1,089
 #*  Asanko Gold, Inc.......................................  35,902     27,545
     Atco, Ltd., Class I....................................   6,439    187,724
 #*  Athabasca Oil Corp.....................................  92,749     90,181
 *   ATS Automation Tooling Systems, Inc....................   9,097    133,782
 #*  Aurora Cannabis, Inc...................................  26,746    181,632
 *   Australis Capital, Inc.................................     786        979
 #   AutoCanada, Inc........................................   4,621     35,067
 *   B2Gold Corp............................................ 282,991    698,637
 #   Badger Daylighting, Ltd................................   4,456     90,037
 #   Bank of Montreal.......................................  25,724  1,923,365
     Bank of Montreal.......................................  20,990  1,568,793
     Bank of Nova Scotia (The)..............................  25,800  1,384,610
     Bank of Nova Scotia (The)..............................  41,214  2,213,604
     Barrick Gold Corp...................................... 140,464  1,759,468
     Barrick Gold Corp...................................... 128,507  1,612,763
 *   Baytex Energy Corp..................................... 123,867    253,106
 *   Baytex Energy Corp.....................................   2,602      5,308
     BCE, Inc...............................................   3,215    124,419
     BCE, Inc...............................................   2,798    108,786
 #*  Bellatrix Exploration, Ltd.............................   4,740      4,033
 *   Bellatrix Exploration, Ltd.............................   1,559      1,334
     Birchcliff Energy, Ltd.................................  56,947    179,521
 *   Black Diamond Group, Ltd...............................   7,742     18,290
 *   BlackBerry, Ltd........................................   9,152     84,656
 *   BlackPearl Resources, Inc..............................  64,581     58,868
     BMTC Group, Inc........................................   3,210     36,527
 #*  BNK Petroleum, Inc.....................................  27,500      8,042
 *   Bombardier, Inc., Class A..............................  11,600     28,285
 *   Bombardier, Inc., Class B.............................. 105,030    254,507
 #   Bonavista Energy Corp..................................  55,520     52,718
 #   Bonterra Energy Corp...................................   6,180     69,525
     Boralex, Inc., Class A.................................  15,623    201,748
     Brookfield Asset Management, Inc., Class A.............   9,289    379,054
     Brookfield Asset Management, Inc., Class A.............  40,997  1,670,628
     Brookfield Real Estate Services, Inc...................   1,100     13,578
     BRP, Inc...............................................   3,068    123,424
 #*  BSM Technologies, Inc..................................   9,300      6,711
 #*  Calfrac Well Services, Ltd.............................  26,244     90,108
     Calian Group, Ltd......................................   2,100     41,332
     Cameco Corp............................................  21,000    224,923
     Cameco Corp............................................  34,521    370,065
     Canaccord Genuity Group, Inc...........................  31,283    163,966
 *   Canacol Energy, Ltd....................................  16,100     45,128

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Canada Goose Holdings, Inc.............................   2,503 $  136,589
     Canadian Imperial Bank of Commerce.....................   8,700    751,275
     Canadian Imperial Bank of Commerce.....................  17,164  1,481,596
     Canadian National Railway Co...........................   3,700    316,304
     Canadian National Railway Co...........................   9,892    845,568
     Canadian Natural Resources, Ltd........................   6,235    171,072
     Canadian Natural Resources, Ltd........................ 110,693  3,024,133
     Canadian Pacific Railway, Ltd..........................   1,800    369,134
     Canadian Pacific Railway, Ltd..........................   2,100    430,500
 #   Canadian Tire Corp., Ltd., Class A.....................   4,668    525,290
     Canadian Utilities, Ltd., Class A......................   3,911     92,780
     Canadian Western Bank..................................  23,625    549,506
 *   Canfor Corp............................................  21,927    314,968
     Canfor Pulp Products, Inc..............................   9,091    152,063
 #*  Canopy Growth Corp.....................................   1,399     51,467
     CanWel Building Materials Group, Ltd...................  13,600     50,001
     Capital Power Corp.....................................  13,701    284,334
 *   Capstone Mining Corp...................................  60,575     22,547
 #   Cardinal Energy, Ltd...................................  26,424     78,081
     Cascades, Inc..........................................  21,587    167,914
     CCL Industries, Inc., Class B..........................   4,850    204,028
 *   Celestica, Inc.........................................  25,918    269,029
 *   Celestica, Inc.........................................   3,200     33,204
 #   Cenovus Energy, Inc....................................  46,600    394,336
     Cenovus Energy, Inc....................................  32,519    275,111
 *   Centerra Gold, Inc.....................................  49,403    192,891
     Cervus Equipment Corp..................................   2,100     18,648
 #   CES Energy Solutions Corp..............................  31,598     83,768
 *   CGI Group, Inc., Class A...............................   8,717    537,839
 #   Chesswood Group, Ltd...................................   2,800     21,269
 *   China Gold International Resources Corp., Ltd..........  56,934     77,847
     CI Financial Corp......................................  25,429    376,089
 #   Cineplex, Inc..........................................  15,865    437,343
 #   Clearwater Seafoods, Inc...............................   5,177     21,511
     Cogeco Communications, Inc.............................   5,747    281,795
     Cogeco, Inc............................................   1,976     92,762
     Colliers International Group, Inc......................   1,020     69,268
     Colliers International Group, Inc......................   4,339    294,401
     Computer Modelling Group, Ltd..........................  11,290     67,580
 #*  Conifex Timber, Inc....................................   2,800      5,317
     Constellation Software, Inc............................   1,000    688,222
 #*  Continental Gold, Inc..................................  33,898     58,709
 #*  Copper Mountain Mining Corp............................  51,894     37,449
     Corus Entertainment, Inc., Class B.....................  28,815    108,567
     Cott Corp..............................................  14,598    219,554
     Cott Corp..............................................  15,656    235,711
 #   Crescent Point Energy Corp.............................  81,675    385,898
     Crescent Point Energy Corp.............................   9,725     45,900
 #*  Crew Energy, Inc.......................................  30,233     28,477
 *   CRH Medical Corp.......................................  10,100     31,456
 *   Delphi Energy Corp.....................................  49,792     21,559
 *   Denison Mines Corp..................................... 140,508     88,588
 *   Descartes Systems Group, Inc. (The)....................   1,400     42,826
 *   Detour Gold Corp.......................................  39,100    288,398
 #   DHX Media, Ltd.........................................  20,100     37,560
 #*  DIRTT Environmental Solutions..........................   5,700     30,049
     Dollarama, Inc.........................................  11,865    328,159
     Dorel Industries, Inc., Class B........................   6,516    106,517
 *   DREAM Unlimited Corp., Class A.........................  13,200     72,696

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Dundee Precious Metals, Inc. ..........................  33,031 $   86,313
 *   Echelon Financial Holdings, Inc........................   1,200     10,027
 #   ECN Capital Corp.......................................  79,065    209,607
     E-L Financial Corp., Ltd...............................     100     61,696
 *   Eldorado Gold Corp..................................... 170,531    113,994
 *   Eldorado Gold Corp.....................................   7,243      4,790
     Element Fleet Management Corp..........................  67,917    399,830
 #   Emera, Inc.............................................   2,190     67,574
     Empire Co., Ltd., Class A..............................  23,897    434,755
 #   Enbridge Income Fund Holdings, Inc.....................  18,350    424,721
     Enbridge, Inc..........................................   9,579    298,477
     Enbridge, Inc..........................................  18,221    566,855
     Encana Corp............................................  63,221    645,441
     Encana Corp............................................  56,119    574,659
 #*  Endeavour Mining Corp..................................  10,181    156,143
 #*  Endeavour Silver Corp..................................   4,800      9,662
 *   Endeavour Silver Corp..................................   4,949      9,750
     Enerflex, Ltd..........................................  19,866    239,638
 #*  Energy Fuels, Inc......................................  12,193     40,753
     Enerplus Corp..........................................  30,000    279,160
     Enerplus Corp..........................................  41,739    387,755
     Enghouse Systems, Ltd..................................   2,500    138,365
     Ensign Energy Services, Inc............................  31,417    122,427
 *   Epsilon Energy, Ltd....................................   6,843     13,515
 #   Equitable Group, Inc...................................   2,750    126,382
 *   Essential Energy Services Trust........................  19,400      5,895
     Evertz Technologies, Ltd...............................   3,100     38,172
 #   Exchange Income Corp...................................   4,758    109,223
     Exco Technologies, Ltd.................................   6,801     47,684
 #   Extendicare, Inc.......................................  16,049     89,727
     Fairfax Financial Holdings, Ltd........................   3,917  1,903,380
     Fiera Capital Corp.....................................   7,253     68,263
     Finning International, Inc.............................  27,542    571,992
 #   Firm Capital Mortgage Investment Corp..................   5,600     54,790
     First Capital Realty, Inc..............................  15,319    228,543
 #*  First Majestic Silver Corp.............................  22,400    124,383
 #*  First Mining Gold Corp.................................  44,500     10,141
     First National Financial Corp..........................   3,000     61,392
     First Quantum Minerals, Ltd............................  55,280    551,772
     FirstService Corp......................................   3,445    252,863
     FirstService Corp......................................   1,700    124,719
 *   Fission Uranium Corp...................................  72,500     36,898
     Fortis, Inc............................................   9,259    305,949
     Fortis, Inc............................................   4,706    155,439
 *   Fortuna Silver Mines, Inc..............................  46,259    175,696
 *   Fortuna Silver Mines, Inc..............................   1,312      4,972
     Franco-Nevada Corp.....................................     400     24,982
     Franco-Nevada Corp.....................................   2,203    137,533
 #   Freehold Royalties, Ltd................................   7,958     58,456
 *   Frontera Energy Corp...................................   2,400     31,321
 *   GDI Integrated Facility Services, Inc..................   2,600     34,661
 *   Gear Energy, Ltd.......................................  59,300     37,838
 #   Genworth MI Canada, Inc................................  10,639    349,205
     George Weston, Ltd.....................................   7,685    558,957
     Gibson Energy, Inc.....................................   4,061     64,287
     Gildan Activewear, Inc.................................   4,100    122,553
     Gildan Activewear, Inc.................................   5,402    161,574
 #   Gluskin Sheff & Associates, Inc........................   4,374     37,279
 #   GMP Capital, Inc.......................................  11,400     16,713

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  CANADA -- (Continued)
      goeasy, Ltd............................................   4,750 $155,621
  *   GoGold Resources, Inc..................................   8,500    1,517
      Goldcorp, Inc..........................................  25,317  228,660
      Goldcorp, Inc..........................................  45,984  414,776
  *   Golden Star Resources, Ltd.............................  10,349   36,476
  *   Gran Tierra Energy, Inc................................   2,706    8,253
  *   Gran Tierra Energy, Inc................................ 126,076  385,952
      Granite Oil Corp.......................................  10,333    9,419
      Great-West Lifeco, Inc.................................  11,478  263,398
      Guardian Capital Group, Ltd., Class A..................   4,328   79,265
  #*  Guyana Goldfields, Inc.................................  26,400   35,495
  *   Heroux-Devtek, Inc.....................................   8,414   79,637
  #   High Arctic Energy Services, Inc.......................   8,400   22,588
  #   High Liner Foods, Inc..................................   4,850   31,205
  #*  Home Capital Group, Inc................................  15,585  154,494
  #   Horizon North Logistics, Inc...........................  38,300   75,352
      Hudbay Minerals, Inc...................................  31,643  123,724
      Hudbay Minerals, Inc...................................  24,824   97,490
  #   Hudson's Bay Co........................................  26,087  167,843
      Husky Energy, Inc......................................  62,024  876,802
      Hydro One, Ltd.........................................  11,200  162,923
  *   IAMGOLD Corp........................................... 134,361  461,325
  *   IAMGOLD Corp...........................................   4,292   14,679
  *   IBI Group, Inc.........................................   1,900    5,802
      IGM Financial, Inc.....................................   6,969  171,148
  #*  Imperial Metals Corp...................................   7,560    7,580
      Imperial Oil, Ltd......................................  11,661  364,290
  *   Indigo Books & Music, Inc..............................     900    9,434
      Industrial Alliance Insurance & Financial Services,
        Inc..................................................  19,400  685,841
      Information Services Corp..............................   1,800   20,305
      Innergex Renewable Energy, Inc.........................  16,586  153,838
      Intact Financial Corp..................................   1,867  147,508
      Inter Pipeline, Ltd....................................  30,115  488,401
  #*  Interfor Corp..........................................  21,569  238,554
      Intertape Polymer Group, Inc...........................   7,800  103,036
      Invesque, Inc..........................................   5,600   41,272
  #*  Ivanhoe Mines, Ltd., Class A...........................  94,131  177,329
  #   Just Energy Group, Inc.................................   9,896   32,098
      Just Energy Group, Inc.................................   4,023   12,994
  #   K-Bro Linen, Inc.......................................   1,451   40,991
  *   Kelt Exploration, Ltd..................................  32,100  148,253
      Keyera Corp............................................  13,154  327,738
  *   Kinaxis, Inc...........................................   2,435  164,399
  *   Kinross Gold Corp...................................... 380,521  988,554
  *   Kinross Gold Corp......................................  27,330   70,785
      Kirkland Lake Gold, Ltd................................  24,117  473,198
  *   Knight Therapeutics, Inc...............................  30,371  181,333
  #   KP Tissue, Inc.........................................   1,300    7,071
  #   Labrador Iron Ore Royalty Corp.........................   5,009  108,821
  *   Largo Resources, Ltd...................................  18,616   56,423
      Lassonde Industries, Inc., Class A.....................     300   52,913
  #   Laurentian Bank of Canada..............................  10,506  331,672
  #*  Leagold Mining Corp....................................  10,300   11,423
      Leon's Furniture, Ltd..................................   4,406   57,968
      Linamar Corp...........................................  13,728  568,433
      Loblaw Cos., Ltd.......................................  15,788  789,630
  #   Lucara Diamond Corp.................................... 104,952  173,797
  *   Lundin Gold, Inc.......................................  10,600   37,683
      Lundin Mining Corp..................................... 173,438  712,750

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 #*  Lydian International, Ltd..............................  24,000 $    3,464
     Magellan Aerospace Corp................................   3,437     49,605
     Magna International, Inc...............................  33,638  1,656,029
     Magna International, Inc...............................   7,200    354,528
 #*  Mainstreet Equity Corp.................................     500     18,132
 *   Major Drilling Group International, Inc................  21,520     76,177
 #*  Mandalay Resources Corp................................  36,500      1,802
     Manulife Financial Corp................................  14,200    223,606
     Manulife Financial Corp................................  62,111    976,385
     Maple Leaf Foods, Inc..................................  10,900    247,898
 #*  Marathon Gold Corp.....................................  14,000      7,976
     Martinrea International, Inc...........................  28,236    244,299
     Maxar Technologies, Ltd................................  20,315    302,897
 #   Mediagrif Interactive Technologies, Inc................   2,100     16,909
 #   Medical Facilities Corp................................  12,350    131,526
 *   MEG Energy Corp........................................  53,156    425,183
     Melcor Developments, Ltd...............................   1,100     11,698
     Methanex Corp..........................................   1,735    112,354
     Methanex Corp..........................................   8,906    576,485
     Metro, Inc.............................................  17,943    563,061
 *   Mitel Networks Corp....................................  20,255    222,483
     Morguard Corp..........................................     700     94,680
     Morneau Shepell, Inc...................................   6,900    142,985
     Mountain Province Diamonds, Inc........................   3,882      6,546
     MTY Food Group, Inc....................................   2,488    128,364
 #   Mullen Group, Ltd......................................  21,304    221,706
     National Bank of Canada................................  44,857  2,036,275
     Nevsun Resources, Ltd..................................  73,581    326,977
 *   New Gold, Inc..........................................  93,948     74,933
     NFI Group, Inc.........................................  15,720    530,309
     Norbord, Inc...........................................   3,712     94,656
     Norbord, Inc...........................................   6,679    169,847
     North American Construction Group, Ltd.................   5,200     55,419
     North American Construction Group, Ltd.................   4,692     50,064
     North West Co., Inc. (The).............................   8,609    187,685
     Northland Power, Inc...................................  18,164    279,404
     Nutrien, Ltd...........................................  12,274    649,780
     Nutrien, Ltd...........................................  15,879    840,484
 *   NuVista Energy, Ltd....................................  52,211    210,200
 #*  Obsidian Energy, Ltd...................................  68,600     50,025
 *   Obsidian Energy, Ltd...................................  20,635     14,754
     OceanaGold Corp........................................ 155,610    447,994
     Onex Corp..............................................   5,500    361,597
     Open Text Corp.........................................   5,600    189,042
     Open Text Corp.........................................  10,988    371,394
 #   Osisko Gold Royalties, Ltd.............................  16,991    130,102
     Osisko Gold Royalties, Ltd.............................  11,899     91,027
 *   Osisko Mining, Inc.....................................   9,905     20,089
 #*  Painted Pony Energy, Ltd...............................  23,500     37,309
     Pan American Silver Corp...............................   1,100     16,202
     Pan American Silver Corp...............................  47,748    700,941
 #*  Paramount Resources, Ltd., Class A.....................  14,976    109,438
 *   Parex Resources, Inc...................................  47,374    689,855
 #   Parkland Fuel Corp.....................................  17,939    602,441
     Pason Systems, Inc.....................................  11,381    171,781
     Pembina Pipeline Corp..................................  10,673    344,951
 #*  Pengrowth Energy Corp..................................  83,284     57,570
 *   Pengrowth Energy Corp..................................   4,002      2,721
 #   Peyto Exploration & Development Corp...................  47,928    391,011

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   PHX Energy Services Corp...............................   8,838 $   18,798
     Pizza Pizza Royalty Corp...............................   4,200     26,895
 *   Points International, Ltd..............................   1,715     21,369
     Polaris Infrastructure, Inc............................   3,500     28,421
 #*  PolyMet Mining Corp....................................   9,900      8,799
 #   PrairieSky Royalty, Ltd................................   6,771    102,868
 #*  Precision Drilling Corp................................  50,064    120,934
 *   Precision Drilling Corp................................  19,847     47,831
 #*  Premier Gold Mines, Ltd................................  44,350     57,945
     Premium Brands Holdings Corp...........................   3,940    264,961
 *   Pretium Resources, Inc.................................   9,824     78,297
 *   Pretium Resources, Inc.................................  12,363     99,171
     Pulse Seismic, Inc.....................................   4,200      7,210
 #   Quarterhill, Inc.......................................  25,800     32,141
     Quebecor, Inc., Class B................................  14,800    290,278
     Recipe Unlimited Corp..................................   3,200     66,020
     Reitmans Canada, Ltd., Class A.........................   8,400     24,247
     Richelieu Hardware, Ltd................................   6,734    129,212
     Ritchie Bros Auctioneers, Inc..........................   1,000     33,636
     Ritchie Bros Auctioneers, Inc..........................     344     11,562
     Rocky Mountain Dealerships, Inc........................   4,278     33,146
     Rogers Communications, Inc., Class B...................  10,036    516,799
     Rogers Communications, Inc., Class B...................   4,076    209,955
 #   Rogers Sugar, Inc......................................  25,618    103,332
 *   Roxgold, Inc...........................................  67,700     42,169
     Royal Bank of Canada...................................   7,300    531,897
     Royal Bank of Canada...................................  28,944  2,108,281
     Russel Metals, Inc.....................................  20,365    376,531
 #*  Sabina Gold & Silver Corp..............................  40,900     44,428
 #*  Sandstorm Gold, Ltd....................................  39,636    146,627
     Saputo, Inc............................................   9,280    282,746
     Savaria Corp...........................................     900     11,608
 #   Secure Energy Services, Inc............................  36,484    237,785
 #*  SEMAFO, Inc............................................  73,214    160,170
 *   Seven Generations Energy, Ltd., Class A................ 100,026  1,072,101
     Shaw Communications, Inc., Class B.....................   2,500     46,546
     Shaw Communications, Inc., Class B.....................  30,602    570,421
     ShawCor, Ltd...........................................  12,867    233,403
 *   Shopify, Inc., Class A.................................     699     96,567
 #   Sienna Senior Living, Inc..............................   4,500     56,744
 #*  Sierra Wireless, Inc...................................   2,200     39,657
 *   Sierra Wireless, Inc...................................   7,615    136,842
     Sleep Country Canada Holdings, Inc.....................   6,787    136,931
     SNC-Lavalin Group, Inc.................................   9,008    321,604
 *   Solium Capital, Inc....................................   1,700     14,360
 *   Spin Master Corp.......................................   2,624     93,363
 #   Sprott, Inc............................................  28,000     64,021
 *   SSR Mining, Inc........................................  10,834    106,163
 *   SSR Mining, Inc........................................  18,862    184,659
     Stantec, Inc...........................................   1,800     46,844
     Stantec, Inc...........................................  15,502    403,362
     Stella-Jones, Inc......................................   4,595    147,157
 *   Storm Resources, Ltd...................................   5,000      9,077
 #*  Stornoway Diamond Corp.................................  47,014      9,642
     Stuart Olson, Inc......................................   5,900     22,274
     Sun Life Financial, Inc................................   2,900    106,202
     Sun Life Financial, Inc................................  20,619    754,655
     Suncor Energy, Inc.....................................   5,800    194,550
     Suncor Energy, Inc..................................... 114,850  3,825,653

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 #*  SunOpta, Inc...........................................   6,692 $   51,037
     Superior Plus Corp.....................................  39,027    350,708
     Supremex, Inc..........................................   3,700      8,404
 #   Surge Energy, Inc......................................  58,035     89,932
 #*  Tahoe Resources, Inc...................................  51,227    121,020
 *   Tahoe Resources, Inc...................................  16,073     38,093
 *   Tamarack Valley Energy, Ltd............................  68,150    183,776
 *   Taseko Mines, Ltd......................................  33,379     22,820
     Teck Resources, Ltd., Class B..........................  58,533  1,209,832
     Teck Resources, Ltd., Class B..........................  57,219  1,182,717
     TELUS Corp.............................................   1,498     51,297
 *   Teranga Gold Corp......................................  20,900     57,312
 #*  Tervita Corp...........................................     759      4,318
     TFI International, Inc.................................  24,967    830,874
     Thomson Reuters Corp...................................   3,237    150,844
     Thomson Reuters Corp...................................   7,800    363,026
 #   Tidewater Midstream and Infrastructure, Ltd............  26,400     28,677
 #   Timbercreek Financial Corp.............................   9,635     66,017
 #*  TMAC Resources, Inc....................................   1,000      3,768
     TMX Group, Ltd.........................................   6,595    414,752
     TORC Oil & Gas, Ltd....................................  34,965    143,690
 *   Torex Gold Resources, Inc..............................  18,714    170,444
     Toromont Industries, Ltd...............................   7,642    359,794
     Toronto-Dominion Bank (The)............................  16,058    890,817
     Toronto-Dominion Bank (The)............................  34,519  1,914,424
     Torstar Corp., Class B.................................   2,714      2,000
     Total Energy Services, Inc.............................   9,440     68,338
     Tourmaline Oil Corp....................................  43,139    629,174
     TransAlta Corp.........................................  55,162    291,219
     TransAlta Corp.........................................  31,016    163,144
 #   TransAlta Renewables, Inc..............................  18,484    152,343
     TransCanada Corp.......................................   4,988    188,147
     Transcontinental, Inc., Class A........................  23,619    388,791
     TransGlobe Energy Corp.................................  16,500     38,604
 #*  Trevali Mining Corp.................................... 127,243     47,362
 #*  Trican Well Service, Ltd...............................  52,815     72,215
 #   Tricon Capital Group, Inc..............................  22,747    180,739
 #*  Trinidad Drilling, Ltd.................................  67,670     85,330
 *   Trisura Group, Ltd.....................................   1,711     33,757
 *   Turquoise Hill Resources, Ltd..........................  77,100    130,018
 *   Turquoise Hill Resources, Ltd..........................   3,396      5,807
 #   Uni-Select, Inc........................................   9,813    161,531
 #   Valener, Inc...........................................   6,744    100,716
 #   Vermilion Energy, Inc..................................  10,086    267,473
     Vermilion Energy, Inc..................................   7,576    201,219
     VersaBank..............................................   2,400     12,853
     Wajax Corp.............................................   6,875    122,047
     Waste Connections, Inc.................................   1,700    129,948
 *   Wesdome Gold Mines, Ltd................................  13,000     37,426
     West Fraser Timber Co., Ltd............................  11,698    587,721
 *   Western Energy Services Corp...........................  20,900     10,796
     Western Forest Products, Inc........................... 128,611    171,944
     Westshore Terminals Investment Corp....................  13,000    237,001
     Wheaton Precious Metals Corp...........................   5,899     96,969
     Wheaton Precious Metals Corp...........................  30,616    503,021
     Whitecap Resources, Inc................................  84,748    414,582
     Winpak, Ltd............................................   5,232    181,507
     WSP Global, Inc........................................   2,888    144,175
     Yamana Gold, Inc....................................... 198,714    451,331

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
CANADA -- (Continued)
    Yamana Gold, Inc.......................................  14,406 $     32,702
*   Yangarra Resources, Ltd................................  26,719       76,314
#*  Yellow Pages, Ltd......................................   5,429       32,827
    ZCL Composites, Inc....................................   6,899       35,112
                                                                    ------------
TOTAL CANADA...............................................          108,891,257
                                                                    ------------
CHINA -- (0.0%)
*   GCL New Energy Holdings, Ltd........................... 216,000        7,199
                                                                    ------------
DENMARK -- (1.3%)
#*  ALK-Abello A.S.........................................   1,707      273,468
    Alm Brand A.S..........................................  16,198      135,648
    Ambu A.S., Class B.....................................  13,860      288,727
*   Bang & Olufsen A.S.....................................   7,053      146,517
    BankNordik P/F.........................................     549        9,374
#*  Bavarian Nordic A.S....................................   2,920       67,489
    Brodrene Hartmann A.S..................................     947       44,986
    Chr Hansen Holding A.S.................................   8,059      813,492
    Coloplast A.S., Class B................................   4,151      387,345
    Columbus A.S...........................................  15,956       37,883
#*  D/S Norden A.S.........................................   7,090       97,924
    Danske Bank A.S........................................  27,439      525,145
    DFDS A.S...............................................   6,908      295,666
    DSV A.S................................................  15,826    1,269,634
    FLSmidth & Co. A.S.....................................   9,806      514,526
    GN Store Nord A.S......................................  30,597    1,297,884
#*  H+H International A.S., Class B........................   3,507       57,669
    IC Group A.S...........................................   2,062       15,907
    ISS A.S................................................  29,774      977,813
    Jeudan A.S.............................................     324       45,987
    Jyske Bank A.S.........................................  14,754      602,420
    Matas A.S..............................................  11,496      111,031
*   Nilfisk Holding A.S....................................   8,172      320,769
#*  NKT A.S................................................   4,615       86,808
    NNIT A.S...............................................   1,970       55,707
    Orsted A.S.............................................   2,932      185,920
#   Pandora A.S............................................  10,986      686,582
    Parken Sport & Entertainment A.S.......................   1,139       13,212
    Per Aarsleff Holding A.S...............................   4,927      161,143
#   Ringkjoebing Landbobank A.S............................   4,801      244,016
    Rockwool International A.S., Class A...................     514      146,982
    Rockwool International A.S., Class B...................   1,449      495,063
    RTX A.S................................................   1,446       37,739
*   Santa Fe Group A.S.....................................   1,591        3,718
    Schouw & Co., A.S......................................   3,096      252,812
    SimCorp A.S............................................   5,127      394,754
    Solar A.S., Class B....................................   1,281       68,623
    Spar Nord Bank A.S.....................................  14,532      120,411
    Sydbank A.S............................................  13,846      319,805
    Tivoli A.S.............................................     136       13,167
#*  TK Development A.S.....................................  17,713       15,683
    Topdanmark A.S.........................................  10,767      511,794
*   TORM P.L.C.............................................   2,240       13,169
#   Tryg A.S...............................................  15,859      382,296
    United International Enterprises.......................     321       72,090
    Vestas Wind Systems A.S................................  26,779    1,679,321
*   William Demant Holding A.S.............................  14,945      491,268
                                                                    ------------
TOTAL DENMARK..............................................           14,789,387
                                                                    ------------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 FINLAND -- (1.4%)
 #*  Afarak Group Oyj....................................... 11,381 $    11,313
 #   Ahlstrom-Munksjo Oyj...................................  3,900      60,795
     Aktia Bank Oyj.........................................  8,843      86,125
     Alma Media Oyj.........................................  3,565      26,567
     Amer Sports Oyj........................................ 25,472     946,840
     Asiakastieto Group Oyj.................................  1,401      46,083
     Aspo Oyj...............................................  4,165      43,321
     Atria Oyj..............................................  2,128      20,391
 #*  BasWare Oyj............................................    558      12,579
 #   Bittium Oyj............................................  6,159      40,813
     Cargotec Oyj, Class B..................................  8,754     363,835
 #*  Caverion Oyj...........................................  2,736      17,124
 #   Citycon Oyj............................................ 38,494      74,813
     Cramo Oyj..............................................  9,188     175,146
     Digia Oyj..............................................  3,511      11,312
     Elisa Oyj.............................................. 14,001     557,044
     Finnair Oyj............................................ 14,000     105,167
     Fiskars Oyj Abp........................................  4,562      84,112
     Fortum Oyj............................................. 46,876     986,773
     F-Secure Oyj...........................................  7,922      20,662
     HKScan Oyj, Class A.................................... 10,963      23,723
 #   Huhtamaki Oyj.......................................... 24,586     689,328
     Ilkka-Yhtyma Oyj.......................................  2,909      10,008
     Kemira Oyj............................................. 32,835     402,717
     Kesko Oyj, Class A.....................................  1,108      62,186
     Kesko Oyj, Class B..................................... 14,306     835,507
 #   Konecranes Oyj......................................... 13,411     480,261
     Lassila & Tikanoja Oyj.................................  9,570     172,174
 #   Lehto Group Oyj........................................  1,807       9,409
     Metsa Board Oyj........................................ 37,183     325,185
     Metso Oyj.............................................. 25,238     796,812
     Neste Oyj.............................................. 16,872   1,385,446
     Nokian Renkaat Oyj..................................... 27,769     883,286
     Oriola Oyj, Class B.................................... 38,503     117,608
 #   Outokumpu Oyj.......................................... 50,552     211,899
 *   Outotec Oyj............................................ 17,404      67,315
 #   Pihlajalinna Oyj.......................................    536       5,457
     Ponsse Oyj.............................................  2,129      65,481
     Poyry Oyj..............................................  1,850      15,715
     Raisio Oyj, Class V.................................... 22,819      69,994
     Ramirent Oyj........................................... 23,589     172,214
     Raute Oyj, Class A.....................................    401      11,358
     Revenio Group Oyj......................................  2,692      39,031
     Sampo Oyj, Class A..................................... 30,741   1,413,688
     Sanoma Oyj............................................. 21,461     241,812
 #   SRV Group Oyj..........................................  3,102       7,865
 #*  Stockmann Oyj Abp (5462393), Class B...................  5,241      17,889
     Teleste Oyj............................................  1,197       8,539
     Tieto Oyj..............................................  8,348     268,715
 #   Tikkurila Oyj.......................................... 10,228     139,285
     Tokmanni Group Corp.................................... 13,542     109,843
     UPM-Kymmene Oyj........................................ 72,535   2,331,908
     Uponor Oyj............................................. 10,181     110,262
     Valmet Oyj............................................. 30,033     683,817
 #   YIT Oyj................................................ 28,747     163,728
                                                                    -----------
 TOTAL FINLAND..............................................         16,040,280
                                                                    -----------
 FRANCE -- (7.5%)
     ABC arbitrage..........................................  5,165      37,330

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 FRANCE -- (Continued)
     Accor SA............................................... 11,495 $  525,234
     Actia Group............................................  3,218     15,404
     Aeroports de Paris.....................................  1,908    399,064
     Air Liquide SA......................................... 12,386  1,497,297
     Airbus SE.............................................. 12,560  1,388,059
     Akka Technologies......................................  2,194    144,527
     AKWEL..................................................  2,655     52,874
     Albioma SA.............................................  7,065    137,277
     Alstom SA.............................................. 18,467    806,503
     Altamir................................................  3,848     67,339
     Alten SA...............................................  7,373    710,538
     Altran Technologies SA................................. 43,541    431,561
 *   Amplitude Surgical SAS.................................  1,826      6,652
     Amundi SA..............................................  4,710    279,801
     APRIL SA...............................................  2,047     37,017
     Arkema SA.............................................. 18,274  1,917,191
     Assystem...............................................  1,877     54,542
     Atos SE................................................ 11,535    986,555
     Aubay..................................................  1,711     60,886
     AXA SA................................................. 80,934  2,025,509
     Axway Software SA......................................  1,116     17,670
     Bastide le Confort Medical.............................    530     21,034
     Beneteau SA............................................  4,326     71,720
     Bigben Interactive.....................................  1,941     17,072
     BNP Paribas SA......................................... 50,478  2,630,613
     Boiron SA..............................................  1,900    113,760
     Bonduelle SCA..........................................  4,120    146,143
 #*  Bourbon Corp...........................................  3,477     20,331
     Bouygues SA............................................ 33,577  1,223,233
     Bureau Veritas SA...................................... 26,172    590,443
     Burelle SA.............................................     30     31,909
     Capgemini SE...........................................  4,442    542,389
     Carrefour SA........................................... 91,287  1,770,400
 #   Casino Guichard Perrachon SA........................... 10,990    484,689
 *   Cegedim SA.............................................    647     16,177
 *   CGG SA................................................. 56,637    137,006
     Chargeurs SA...........................................  2,905     62,749
     Cie de Saint-Gobain.................................... 54,753  2,062,624
     Cie des Alpes..........................................  1,755     53,549
     Cie Generale des Etablissements Michelin SCA........... 22,486  2,301,994
     Cie Plastic Omnium SA.................................. 15,525    431,629
     CNP Assurances......................................... 18,854    420,208
 *   Coface SA.............................................. 26,904    268,855
     Credit Agricole SA..................................... 52,339    670,329
     Danone SA.............................................. 17,573  1,244,403
     Dassault Systemes SE...................................  3,497    437,770
     Derichebourg SA........................................ 25,710    123,685
     Devoteam SA............................................    814     89,554
     Edenred................................................ 24,983    947,684
     Eiffage SA............................................. 20,140  1,966,911
     Electricite de France SA............................... 81,709  1,353,759
     Elior Group SA......................................... 28,156    405,005
     Elis SA................................................ 29,260    590,004
 #   Engie SA............................................... 70,027    930,463
     Eramet.................................................  2,714    249,841
     EssilorLuxottica SA.................................... 10,546  1,440,357
     Esso SA Francaise......................................    718     28,305
 *   Etablissements Maurel et Prom..........................  7,575     35,042
     Euronext NV............................................  9,317    573,298

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
 #   Europcar Mobility Group................................  27,293 $  258,261
     Eutelsat Communications SA.............................  53,085  1,075,215
     Exel Industries, Class A...............................     266     20,369
     Faurecia SA............................................  19,537    947,121
     Fleury Michon SA.......................................     175      9,045
 *   Fnac Darty SA (BLRZL56)................................     904     64,300
 *   Fnac Darty SA (V7VQL46)................................   4,158    295,608
     Gaztransport Et Technigaz SA...........................   3,498    258,537
     Getlink................................................  29,951    376,733
 #   GL Events..............................................   2,690     57,509
     Groupe Crit............................................     826     55,218
     Groupe Gorge...........................................     802      9,040
     Groupe Open............................................     976     23,789
     Guerbet................................................   1,805    114,497
     Haulotte Group SA......................................   2,041     23,099
     HERIGE SADCS...........................................     200      5,483
     Hermes International...................................     685    391,068
 *   ID Logistics Group.....................................     267     45,053
 #   Iliad SA...............................................   1,265    146,215
     Imerys SA..............................................   7,961    490,741
     Ingenico Group SA......................................  11,278    798,200
     Interparfums SA........................................   1,423     58,839
     Ipsen SA...............................................   2,355    326,529
     IPSOS..................................................   9,364    249,349
     Jacquet Metal Service SA...............................   3,858     79,906
     JCDecaux SA............................................   4,808    157,836
     Kaufman & Broad SA.....................................   6,094    249,934
     Kering SA..............................................   1,639    728,517
 #   Korian SA..............................................  12,106    476,973
     Lagardere SCA..........................................  36,218    990,009
     Le Belier..............................................   1,008     38,818
     Lectra.................................................   5,209    110,300
     Legrand SA.............................................  16,624  1,085,563
     Linedata Services......................................     790     27,083
     LISI...................................................   5,674    165,261
     LNA Sante SA...........................................   1,551     82,023
     L'Oreal SA.............................................   5,354  1,206,290
     LVMH Moet Hennessy Louis Vuitton SE....................   6,982  2,118,377
     Maisons du Monde SA....................................   4,743    118,901
     Maisons France Confort SA..............................     901     33,495
     Manitou BF SA..........................................   2,128     59,926
     Manutan International..................................     278     18,597
     Mersen SA..............................................   3,690    121,736
 *   METabolic EXplorer SA..................................   7,040     14,409
     Metropole Television SA................................   8,410    162,782
     Natixis SA............................................. 108,055    630,814
     Neopost SA.............................................   8,963    288,067
 #   Nexans SA..............................................   5,894    170,091
     Nexity SA..............................................  10,995    525,791
 #*  Nicox..................................................   1,341      7,892
     NRJ Group..............................................   2,517     22,214
     Oeneo SA...............................................   7,914     80,075
 *   OL Groupe SA...........................................   4,903     15,252
 #*  Onxeo SA...............................................   7,633      8,351
     Orpea..................................................   5,418    667,025
 #*  Parrot SA..............................................   3,715     17,108
     Peugeot SA............................................. 147,891  3,515,485
 *   Pierre & Vacances SA...................................     743     16,452
     Plastivaloire..........................................   2,229     27,852

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     PSB Industries SA......................................     175 $    9,097
 #   Rallye SA..............................................   5,260     58,385
 #*  Recylex SA.............................................   3,158     22,185
     Rexel SA...............................................  71,034    905,493
     Robertet SA............................................     199    118,086
     Rothschild & Co........................................   2,408     95,951
     Rubis SCA..............................................  12,646    652,459
     Safran SA..............................................   5,804    750,038
     Samse SA...............................................      48      6,684
     Sartorius Stedim Biotech...............................   1,473    182,521
     Savencia SA............................................   1,061     77,870
     SCOR SE................................................  25,329  1,170,473
     SEB SA.................................................   4,082    585,303
     Seche Environnement SA.................................     310      9,151
     SES SA.................................................  98,369  2,111,233
     Societe BIC SA.........................................   8,108    776,204
     Societe Generale SA....................................  34,444  1,262,639
     Societe Marseillaise du Tunnel Prado-Carenage SA.......     467      9,204
     Societe pour l'Informatique Industrielle...............   1,640     41,076
     Sodexo SA..............................................   6,898    704,126
 *   SOITEC.................................................   2,512    178,966
 #*  Solocal Group..........................................  94,864     76,918
     Somfy SA...............................................   1,630    126,030
     Sopra Steria Group.....................................   3,302    365,777
 #   SPIE SA................................................  19,935    312,114
 *   SRP Groupe SA..........................................   2,351     11,172
 *   Stallergenes Greer P.L.C...............................     337     10,333
 #*  Ste Industrielle d'Aviation Latecoere SA...............  17,663     68,097
     Stef SA................................................   1,109    101,618
     STMicroelectronics NV..................................  52,809    802,772
     STMicroelectronics NV..................................   3,197     48,690
     Suez...................................................  32,297    465,862
     Sword Group............................................     533     20,376
     Synergie SA............................................   2,431     74,176
 #   Tarkett SA.............................................   9,325    204,860
 #*  Technicolor SA.........................................  73,458     93,648
     Teleperformance........................................   8,215  1,352,945
     Television Francaise 1.................................  14,992    152,486
 *   Tessi SA...............................................     333     49,312
     TFF Group..............................................     380     16,932
 #   Thermador Groupe.......................................   1,076     57,824
     Total Gabon............................................     179     28,432
 #   Total SA............................................... 132,343  7,765,282
     TOTAL SA, Sponsored ADR................................   1,853    108,600
 *   Touax SA...............................................     710      4,800
     Trigano SA.............................................   1,445    146,707
 *   Ubisoft Entertainment SA...............................  13,221  1,185,957
     Union Financiere de France BQE SA......................     733     22,324
     Valeo SA...............................................  15,789    509,262
 #*  Vallourec SA...........................................  76,390    361,107
 *   Valneva SE.............................................   5,582     21,229
     Veolia Environnement SA................................  17,716    353,071
     Vetoquinol SA..........................................     328     18,370
     Vicat SA...............................................   4,873    261,878
     Vilmorin & Cie SA......................................   1,259     74,964
     Vinci SA...............................................  16,863  1,500,797
 *   Virbac SA..............................................     939    150,673
     Vivendi SA.............................................  22,118    533,449

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FRANCE -- (Continued)
*   Worldline SA...........................................   2,855 $   150,205
                                                                    -----------
TOTAL FRANCE...............................................          83,578,983
                                                                    -----------
GERMANY -- (6.0%)
    1&1 Drillisch AG.......................................   3,033     135,291
    7C Solarparken AG......................................   3,258       9,591
    Aareal Bank AG.........................................  13,202     491,131
    Adler Modemaerkte AG...................................   1,392       5,307
    ADLER Real Estate AG...................................   4,559      73,710
#   ADO Properties SA......................................   4,074     240,291
*   ADVA Optical Networking SE.............................   7,121      58,173
*   AIXTRON SE.............................................   1,873      23,471
    All for One Steeb AG...................................     428      25,484
    Allgeier SE............................................     901      32,756
    Allianz SE.............................................  19,578   4,078,486
    Amadeus Fire AG........................................     820      93,808
    Aroundtown SA..........................................  42,887     355,388
    Atoss Software AG......................................     116       9,955
    Aurubis AG.............................................   9,043     548,906
    Axel Springer SE.......................................   7,119     472,751
    BASF SE................................................  73,564   5,645,192
    Basler AG..............................................     215      38,037
    Bauer AG...............................................   2,000      33,372
    BayWa AG...............................................   3,442     100,235
    Bechtle AG.............................................   3,241     287,825
    Beiersdorf AG..........................................   1,694     175,155
    Bertrandt AG...........................................   1,090      90,203
    Bijou Brigitte AG......................................     580      24,126
    Bilfinger SE...........................................   7,219     314,469
    Borussia Dortmund GmbH & Co. KGaA......................  22,073     238,982
    Brenntag AG............................................  22,792   1,190,303
    CANCOM SE..............................................   3,854     157,142
    Carl Zeiss Meditec AG..................................   1,144      93,709
    CECONOMY AG............................................  33,172     169,498
    CENIT AG...............................................   2,356      40,493
    CENTROTEC Sustainable AG...............................   1,692      23,888
    Cewe Stiftung & Co. KGAA...............................   1,880     147,284
    comdirect bank AG......................................   3,571      42,283
*   Commerzbank AG.........................................  73,297     690,158
    CompuGroup Medical SE..................................   3,924     221,647
    Continental AG.........................................   7,787   1,283,188
    CropEnergies AG........................................   5,551      24,744
    CTS Eventim AG & Co. KGaA..............................   8,024     300,820
    Delticom AG............................................     534       5,048
    Deutsche Bank AG.......................................  33,282     325,289
    Deutsche Bank AG....................................... 136,888   1,337,396
    Deutsche Beteiligungs AG...............................   3,661     149,723
    Deutsche Boerse AG.....................................  10,969   1,386,180
    Deutsche EuroShop AG...................................   7,298     226,464
    Deutsche Pfandbriefbank AG.............................  30,201     401,024
    Deutsche Telekom AG.................................... 330,061   5,413,554
    Deutsche Wohnen SE.....................................  12,009     549,289
*   Dialog Semiconductor P.L.C.............................   8,643     227,926
    DIC Asset AG...........................................   3,617      39,005
    DMG Mori AG............................................   4,388     212,213
    Dr Hoenle AG...........................................     981      76,566
    Draegerwerk AG & Co. KGaA..............................     489      23,841
    Duerr AG...............................................  12,956     461,679
    E.ON SE................................................ 163,271   1,578,841

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 GERMANY -- (Continued)
     Eckert & Ziegler AG....................................    466 $   25,778
     EDAG Engineering Group AG..............................  2,790     55,283
     Elmos Semiconductor AG.................................  2,750     57,188
     ElringKlinger AG.......................................  5,449     46,162
     Energiekontor AG.......................................  2,205     35,291
 *   Euromicron AG..........................................  1,528      9,720
     Evonik Industries AG................................... 23,743    734,508
     Ferratum Oyj...........................................    573      7,205
     Fielmann AG............................................  4,041    250,661
     First Sensor AG........................................    731     13,901
     FORTEC Elektronik AG...................................     65      1,400
     Francotyp-Postalia Holding AG, Class A.................  2,956     12,529
     Fraport AG Frankfurt Airport Services Worldwide........  6,119    472,543
     Freenet AG............................................. 31,529    709,178
     Fresenius Medical Care AG & Co. KGaA................... 13,189  1,035,554
     Fuchs Petrolub SE......................................  4,496    194,668
     GEA Group AG........................................... 12,135    368,734
     Gerresheimer AG........................................  9,260    652,604
 *   Gerry Weber International AG...........................  5,238     17,209
     Gesco AG...............................................  1,471     45,959
     GFT Technologies SE....................................  5,152     59,134
     Grand City Properties SA...............................  6,487    156,828
     GRENKE AG..............................................    346     33,183
     H&R GmbH & Co. KGaA....................................  3,109     23,650
     Hamburger Hafen und Logistik AG........................  9,004    190,733
     Hannover Rueck SE......................................  4,067    546,934
     Hapag-Lloyd AG.........................................  5,357    198,079
     HeidelbergCement AG.................................... 12,555    852,038
 *   Heidelberger Druckmaschinen AG......................... 78,275    181,331
     Hella GmbH & Co. KGaA.................................. 11,759    550,043
     Henkel AG & Co. KGaA...................................  1,236    121,076
     Highlight Communications AG............................  1,578      9,228
     Hochtief AG............................................  1,791    265,405
 *   HolidayCheck Group AG..................................  8,666     29,330
     Hornbach Baumarkt AG...................................  1,720     45,745
     Hornbach Holding AG & Co. KGaA.........................    446     29,475
     Hugo Boss AG........................................... 10,487    749,437
     Indus Holding AG.......................................  3,927    214,411
     Infineon Technologies AG............................... 69,469  1,391,943
 *   Innogy SE.............................................. 10,575    441,396
     Isra Vision AG.........................................  1,475     63,271
     IVU Traffic Technologies AG............................  3,262     18,440
     Jenoptik AG............................................  4,986    150,921
     K+S AG................................................. 40,901    761,657
     KION Group AG.......................................... 14,420    842,647
     Kloeckner & Co. SE..................................... 16,602    139,614
     Koenig & Bauer AG......................................  3,072    150,061
     KSB SE & Co. KGaA......................................     11      3,786
     KWS Saat SE............................................    339    115,167
     Lanxess AG............................................. 21,679  1,341,881
     LEG Immobilien AG......................................  7,693    840,914
     Leifheit AG............................................  1,553     27,763
     Leoni AG...............................................  8,240    300,797
 *   LPKF Laser & Electronics AG............................  1,872     13,572
 *   Manz AG................................................    577     18,248
     MasterFlex SE..........................................    948      8,510
     METRO AG............................................... 39,003    586,734
     MLP SE.................................................  8,435     48,657
     MTU Aero Engines AG....................................  6,538  1,388,227

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 GERMANY -- (Continued)
     Muenchener Rueckversicherungs-Gesellschaft AG in
       Muenchen.............................................  8,617 $1,850,807
     Nemetschek SE..........................................  2,730    358,879
     Nexus AG...............................................    544     14,852
 *   Nordex SE.............................................. 14,014    130,196
     Norma Group SE......................................... 10,643    574,635
     OHB SE.................................................  1,685     59,804
     OSRAM Licht AG.........................................  8,554    346,579
     Paragon GmbH & Co. KGaA................................    295      8,585
     Patrizia Immobilien AG.................................  6,825    117,321
 *   Petro Welt Technologies AG.............................  1,302      7,255
     Pfeiffer Vacuum Technology AG..........................  2,053    255,275
     PNE AG................................................. 20,038     54,843
     Progress-Werk Oberkirch AG.............................    549     18,265
     ProSiebenSat.1 Media SE................................ 28,118    649,286
     PSI Software AG........................................    504      9,010
     Puma SE................................................    185     95,131
     Puma SE................................................    113     58,171
 *   QIAGEN NV..............................................    507     18,387
 *   QIAGEN NV..............................................  6,172    224,053
     QSC AG................................................. 30,147     53,100
 *   R Stahl AG.............................................    287      7,420
     Rational AG............................................    420    243,174
     RIB Software SE........................................  5,045     87,069
 *   Rocket Internet SE..................................... 17,385    501,963
     RTL Group SA...........................................  5,731    367,840
     RWE AG................................................. 74,861  1,456,362
     S&T AG.................................................  5,592    138,976
 #   SAF-Holland SA.........................................  9,896    144,228
     Salzgitter AG..........................................  9,848    393,604
     SAP SE, Sponsored ADR..................................    555     59,529
     SAP SE.................................................  6,645    711,503
 *   Schaltbau Holding AG...................................    438     11,374
     Scout24 AG.............................................  7,183    297,688
     Secunet Security Networks AG...........................    107     11,244
 *   Senvion SA.............................................  3,421     19,505
 *   SGL Carbon SE..........................................  6,998     70,105
 *   Shop Apotheke Europe NV................................    204     10,375
     SHW AG.................................................    730     18,308
     Siltronic AG...........................................  3,390    310,472
     Sixt Leasing SE........................................  2,848     41,209
     SMA Solar Technology AG................................  1,346     31,409
 *   SMT Scharf AG..........................................    570      8,458
     Softing AG.............................................    978      8,891
     Software AG............................................  4,983    223,087
     Stabilus SA............................................  5,986    401,148
     Stroeer SE & Co. KGaA..................................  7,447    389,261
     Suedzucker AG.......................................... 13,338    206,552
 *   SUESS MicroTec SE......................................  2,792     35,574
     Surteco Group SE.......................................  1,556     34,593
     Symrise AG.............................................  8,978    752,061
     TAG Immobilien AG...................................... 17,682    403,364
     Takkt AG...............................................  6,555    111,350
 *   Talanx AG..............................................  9,232    329,871
     Technotrans SE, Class C................................  1,414     50,412
 *   Tele Columbus AG.......................................  4,512     15,878
     Telefonica Deutschland Holding AG...................... 81,125    315,367
     Thyssenkrupp AG........................................ 19,380    406,227
     TLG Immobilien AG...................................... 13,208    335,343
 *   Tom Tailor Holding SE..................................  6,607     25,222

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
GERMANY -- (Continued)
    Traffic Systems SE.....................................       623 $    11,520
    TUI AG.................................................    17,393     287,453
    Uniper SE..............................................    30,245     872,821
    United Internet AG.....................................    15,651     647,652
    VERBIO Vereinigte BioEnergie AG........................     4,576      26,923
    Vonovia SE.............................................    16,766     766,147
    Vossloh AG.............................................     2,156      99,746
    VTG AG.................................................     2,779     166,296
    Wacker Chemie AG.......................................     4,252     379,807
    Wacker Neuson SE.......................................     2,737      60,782
    Washtec AG.............................................     1,813     139,712
    Wirecard AG............................................     4,366     816,691
    Wuestenrot & Wuerttembergische AG......................     4,935      99,860
    XING SE................................................       393     118,163
*   Zalando SE.............................................     1,838      71,048
                                                                      -----------
TOTAL GERMANY..............................................            66,512,702
                                                                      -----------
HONG KONG -- (2.5%)
    Aeon Credit Service Asia Co., Ltd......................    22,000      18,389
#   Agritrade Resources, Ltd...............................   790,000     157,461
    AIA Group, Ltd.........................................   403,400   3,068,681
    Alco Holdings, Ltd.....................................    14,000       1,952
    Allied Properties HK, Ltd..............................   342,000      73,429
    Alltronics Holdings, Ltd...............................    43,200       7,111
#*  Applied Development Holdings, Ltd......................   235,000      17,409
    APT Satellite Holdings, Ltd............................    63,250      20,282
    Asia Financial Holdings, Ltd...........................    40,000      21,529
    Asia Pacific Silk Road Investment Co., Ltd.............   400,000       3,316
    Asia Satellite Telecommunications Holdings, Ltd........     3,000       2,046
    Asia Standard International Group, Ltd.................   156,000      29,350
    Asiasec Properties, Ltd................................    62,000      30,933
    ASM Pacific Technology, Ltd............................    54,300     470,931
    Bank of East Asia, Ltd. (The)..........................    91,797     297,633
    BOC Aviation, Ltd......................................    58,200     417,181
    BOC Hong Kong Holdings, Ltd............................   168,000     628,943
    BOE Varitronix, Ltd....................................    38,000      10,989
*   Bonjour Holdings, Ltd..................................   234,000       6,733
#   Bright Smart Securities & Commodities Group, Ltd.......   132,000      25,025
*   Brightoil Petroleum Holdings, Ltd......................   587,000     112,281
*   Burwill Holdings, Ltd.................................. 1,052,000      21,778
    Cafe de Coral Holdings, Ltd............................    86,000     186,384
#*  Camsing International Holding, Ltd.....................    28,000      22,031
    Cathay Pacific Airways, Ltd............................   144,000     183,467
    Century City International Holdings, Ltd...............   420,000      37,068
    CGN Mining Co., Ltd....................................   245,000       7,269
    Chevalier International Holdings, Ltd..................    12,000      17,106
*   China Best Group Holding, Ltd..........................   290,000       7,026
    China Display Optoelectronics Technology Holdings,
      Ltd..................................................   176,000      15,775
*   China Energy Development Holdings, Ltd.................   412,000       6,149
#   China Goldjoy Group, Ltd...............................   284,000      11,628
    China Motor Bus Co., Ltd...............................     1,400      17,080
*   China Soft Power Technology Holdings, Ltd..............   620,290       3,892
*   China Strategic Holdings, Ltd.......................... 2,830,000      20,615
    Chinese Estates Holdings, Ltd..........................    98,500      92,705
    Chong Hing Bank, Ltd...................................     9,000      15,168
    Chow Sang Sang Holdings International, Ltd.............    62,000     100,547
    Chow Tai Fook Jewellery Group, Ltd.....................    72,000      63,176
    Chuang's China Investments, Ltd........................   190,000      11,499
    Chuang's Consortium International, Ltd.................   140,000      25,410

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
     CITIC Telecom International Holdings, Ltd..............   455,000 $142,875
     CK Asset Holdings, Ltd.................................   102,808  669,048
     CK Infrastructure Holdings, Ltd........................    40,000  292,745
 #   CK Life Sciences Intl Holdings, Inc....................   440,000   22,158
     CLP Holdings, Ltd......................................    27,000  302,547
 *   CMMB Vision Holdings, Ltd..............................   312,000    3,989
     CNQC International Holdings, Ltd.......................   147,500   31,813
     CNT Group, Ltd.........................................   128,000    5,660
 #*  Common Splendor International Health Industry Group,
       Ltd..................................................   146,000   12,486
 #   Convenience Retail Asia, Ltd...........................    54,000   22,740
 #*  Convoy Global Holdings, Ltd............................   576,000    2,299
 #   Cowell e Holdings, Inc.................................   141,000   16,181
 *   Crocodile Garments.....................................   111,000    8,912
     Cross-Harbour Holdings, Ltd. (The).....................    37,939   63,412
     CSI Properties, Ltd.................................... 1,190,000   46,544
 *   CST Group, Ltd......................................... 4,280,000   12,587
     Dah Sing Banking Group, Ltd............................   102,928  195,865
     Dah Sing Financial Holdings, Ltd.......................    33,320  178,860
 *   Digital Domain Holdings, Ltd........................... 1,110,000   15,180
     Eagle Nice International Holdings, Ltd.................    74,000   29,733
     Emperor Capital Group, Ltd.............................   888,000   42,002
     Emperor Watch & Jewellery, Ltd.........................   810,000   32,052
     Enerchina Holdings, Ltd................................ 1,080,000   53,827
 *   ENM Holdings, Ltd......................................    40,000    3,490
 #*  Esprit Holdings, Ltd...................................   345,500   78,657
 *   Eternity Investment, Ltd...............................   710,000   16,646
     Fairwood Holdings, Ltd.................................     5,500   18,336
     Far East Consortium International, Ltd.................   260,633  122,689
 *   Far East Holdings International, Ltd...................   147,000    8,474
 #*  FIH Mobile, Ltd........................................   689,000   64,259
     First Pacific Co., Ltd.................................   568,000  254,184
 *   First Shanghai Investments, Ltd........................   128,000    7,371
     Fountain SET Holdings, Ltd.............................   164,000   21,599
 *   Freeman FinTech Corp., Ltd............................. 3,120,000   17,166
     Future Bright Holdings, Ltd............................    48,000    4,843
 #   Get Nice Financial Group, Ltd..........................   101,500   11,042
     Get Nice Holdings, Ltd................................. 1,580,000   48,464
     Giordano International, Ltd............................   382,000  169,753
 #*  Global Brands Group Holding, Ltd....................... 1,432,000   79,552
 #*  Gold-Finance Holdings, Ltd.............................    38,000    8,486
 *   Good Resources Holdings, Ltd...........................   410,000   10,101
 #   Goodbaby International Holdings, Ltd...................   139,000   43,134
     Great Eagle Holdings, Ltd..............................    43,597  199,094
 *   Greenheart Group, Ltd..................................    70,400    6,557
 *   G-Resources Group, Ltd................................. 5,079,600   32,499
 #   Guotai Junan International Holdings, Ltd...............   708,000  128,728
     Haitong International Securities Group, Ltd............   526,956  172,725
     Hang Lung Group, Ltd...................................   140,000  344,671
     Hang Lung Properties, Ltd..............................   157,000  284,589
     Hang Seng Bank, Ltd....................................    19,200  450,193
     Hanison Construction Holdings, Ltd.....................    26,565    4,585
 *   Hao Tian Development Group, Ltd........................   245,000    7,581
     Henderson Land Development Co., Ltd....................    65,227  304,224
 *   HJ Capital International Holdings Co., Ltd.............   280,000    3,364
     HK Electric Investments & HK Electric Investments,
       Ltd..................................................    80,500   76,589
     HKBN, Ltd..............................................   108,000  162,138
     HKT Trust & HKT, Ltd...................................   565,000  779,230
     Hon Kwok Land Investment Co., Ltd......................    38,000   18,055
     Hong Kong & China Gas Co., Ltd.........................   121,436  231,960

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
     Hong Kong Aircraft Engineering Co., Ltd................     7,200 $ 65,690
     Hong Kong Exchanges & Clearing, Ltd....................    24,047  640,294
     Hong Kong Ferry Holdings Co., Ltd......................    22,000   22,235
 *   Hong Kong Finance Investment Holding Group, Ltd........   118,000   15,081
     Hong Kong International Construction Investment
       Management Group Co., Ltd............................   116,000   32,691
 #*  Hong Kong Television Network, Ltd......................    59,000   16,229
     Hongkong & Shanghai Hotels, Ltd. (The).................   125,000  172,495
     Hongkong Chinese, Ltd..................................   136,000   15,596
 #   Honma Golf, Ltd........................................    25,000   19,963
     Hopewell Holdings, Ltd.................................    92,500  285,807
 *   Hsin Chong Group Holdings, Ltd.........................         3        0
 *   Huan Yue Interactive Holdings, Ltd.....................    95,000   10,472
     Hung Hing Printing Group, Ltd..........................    86,000   12,622
     Hutchison Telecommunications Hong Kong Holdings, Ltd...   324,000  119,602
     Hysan Development Co., Ltd.............................    50,000  234,485
 #*  I-CABLE Communications, Ltd............................    63,112    1,080
     IGG, Inc...............................................   124,000  131,453
 *   Imagi International Holdings, Ltd......................    31,500    6,709
     International Housewares Retail Co., Ltd...............    59,000   12,442
 #*  IRC, Ltd...............................................   310,000    3,181
     IT, Ltd................................................   132,000   60,562
     ITC Properties Group, Ltd..............................   117,143   33,528
     Jacobson Pharma Corp., Ltd.............................    72,000   14,854
     Johnson Electric Holdings, Ltd.........................    84,375  189,256
     Kader Holdings Co., Ltd................................   102,000   12,655
     Karrie International Holdings, Ltd.....................   110,000   13,338
     Kerry Logistics Network, Ltd...........................    99,000  157,004
     Kerry Properties, Ltd..................................   109,500  344,739
     Kingmaker Footwear Holdings, Ltd.......................    42,000    8,987
 #   Kingston Financial Group, Ltd..........................   554,000  128,376
     Kowloon Development Co., Ltd...........................    85,000   87,559
     Kwoon Chung Bus Holdings, Ltd..........................    22,000   12,067
     Lai Sun Development Co., Ltd...........................    55,120   79,959
     Landsea Green Group Co., Ltd...........................   176,000   18,891
     Langham Hospitality Investments and Langham
       Hospitality Investments, Ltd.........................    30,000   10,673
     Li & Fung, Ltd......................................... 1,244,000  246,887
     Lifestyle International Holdings, Ltd..................    89,000  153,902
     Liu Chong Hing Investment, Ltd.........................    38,000   55,647
     L'Occitane International SA............................   108,500  203,208
     Luk Fook Holdings International, Ltd...................    58,000  191,380
     Lung Kee Bermuda Holdings..............................    24,000   10,297
     Magnificent Hotel Investment, Ltd......................   102,000    2,350
     Man Wah Holdings, Ltd..................................   398,000  183,655
 *   Mason Group Holdings, Ltd.............................. 2,819,598   51,098
 *   Master Glory Group, Ltd................................ 3,270,000    7,506
     Microport Scientific Corp..............................    31,000   37,009
 #   Midland Holdings, Ltd..................................    90,000   15,163
 *   Midland IC&I, Ltd......................................    32,000      827
     Ming Fai International Holdings, Ltd...................    64,000    8,118
     Miramar Hotel & Investment.............................    25,000   43,305
     Modern Dental Group, Ltd...............................    72,000   11,988
 *   Mongolian Mining Corp..................................   552,000   11,513
     MTR Corp., Ltd.........................................    46,061  223,499
     Nameson Holdings, Ltd..................................   206,000   18,744
 *   New Sports Group, Ltd..................................   108,499    4,520
 *   New Times Energy Corp., Ltd............................   280,000    4,783
     New World Development Co., Ltd.........................   434,083  552,225

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
 *   NewOcean Energy Holdings, Ltd..........................   238,000 $ 86,379
 #   OP Financial, Ltd......................................    72,000   23,246
     Orange Sky Golden Harvest Entertainment Holdings,
       Ltd..................................................   275,000   12,671
     Oriental Watch Holdings................................   118,000   26,101
     Pacific Basin Shipping, Ltd............................   661,000  144,833
     Pacific Textiles Holdings, Ltd.........................   246,000  248,420
     Paliburg Holdings, Ltd.................................    58,000   21,208
     PC Partner Group, Ltd..................................    60,000   22,126
     PCCW, Ltd..............................................   998,000  547,971
     Perfect Shape Medical, Ltd.............................    88,000   21,770
     Pico Far East Holdings, Ltd............................   136,000   46,018
     Playmates Holdings, Ltd................................   140,000   18,230
     Playmates Toys, Ltd....................................    96,000    7,836
     Polytec Asset Holdings, Ltd............................   160,000   13,458
     Power Assets Holdings, Ltd.............................    42,500  283,811
     Prada SpA..............................................    35,400  125,759
     Public Financial Holdings, Ltd.........................    72,000   29,094
 *   PYI Corp., Ltd.........................................   568,000    8,398
 #*  Realord Group Holdings, Ltd............................    30,000   17,413
     Regal Hotels International Holdings, Ltd...............    56,000   30,173
 *   Regent Pacific Group, Ltd..............................   410,000   12,312
     Regina Miracle International Holdings, Ltd.............    73,000   36,743
     Sa Sa International Holdings, Ltd......................   241,700   93,124
     Samsonite International SA.............................   258,300  744,932
     SAS Dragon Holdings, Ltd...............................    64,000   19,556
     SEA Holdings, Ltd......................................    23,706   27,031
     Shangri-La Asia, Ltd...................................   170,000  232,219
     Shenwan Hongyuan HK, Ltd...............................    67,500   13,694
     Shun Ho Property Investments, Ltd......................     1,683      564
     Shun Tak Holdings, Ltd.................................   306,000   97,918
     Singamas Container Holdings, Ltd.......................   316,000   50,811
     Sino Land Co., Ltd.....................................   280,131  440,087
     SITC International Holdings Co., Ltd...................   323,000  237,315
     Sitoy Group Holdings, Ltd..............................    46,000   15,275
     SmarTone Telecommunications Holdings, Ltd..............   113,500  157,769
 *   SOCAM Development, Ltd.................................    22,875    5,551
 #*  Solartech International Holdings, Ltd..................   400,000   39,931
     Soundwill Holdings, Ltd................................    16,500   21,600
 *   South China Financial Holdings, Ltd.................... 2,050,000    3,158
 *   South Shore Holdings, Ltd..............................   110,000    5,141
     Stella International Holdings, Ltd.....................    96,000   96,034
     Sun Hung Kai & Co., Ltd................................   115,000   51,863
     Sun Hung Kai Properties, Ltd...........................    74,196  964,264
 #   SUNeVision Holdings, Ltd...............................    46,000   24,840
     Swire Pacific, Ltd., Class A...........................    51,000  529,823
     Swire Pacific, Ltd., Class B...........................    90,000  145,266
     Swire Properties, Ltd..................................    35,800  122,340
 *   Synergy Group Holdings International, Ltd..............   136,000   21,537
     TAI Cheung Holdings, Ltd...............................    41,000   38,231
     Tao Heung Holdings, Ltd................................    46,000    7,754
     Techtronic Industries Co., Ltd.........................    87,500  412,017
     Television Broadcasts, Ltd.............................    48,700  102,830
 #   Texwinca Holdings, Ltd.................................   162,000   55,178
     TK Group Holdings, Ltd.................................    28,000   14,943
 #*  TOM Group, Ltd.........................................   124,000   30,460
 #*  Town Health International Medical Group, Ltd...........   212,000   18,654
     Tradelink Electronic Commerce, Ltd.....................   164,000   23,865
     Transport International Holdings, Ltd..................    43,200  107,430
 *   Trinity, Ltd...........................................    32,000    1,289

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
HONG KONG -- (Continued)
*   TSC Group Holdings, Ltd................................    51,000 $     3,121
    Tsui Wah Holdings, Ltd.................................    56,000       5,280
#   United Laboratories International Holdings, Ltd.
      (The)................................................   108,000      75,057
*   Universe Entertainment and Culture Group Co., Ltd......   130,000       8,459
*   Value Convergence Holdings, Ltd........................    68,000       4,879
#   Value Partners Group, Ltd..............................   279,000     208,084
    Vantage International Holdings, Ltd....................   100,000       7,414
    Vedan International Holdings, Ltd......................   124,000      12,173
    Victory City International Holdings, Ltd............... 1,006,662      14,791
    Vitasoy International Holdings, Ltd....................    98,000     312,415
#   VPower Group International Holdings, Ltd...............   101,000      39,745
#   VSTECS Holdings, Ltd...................................   128,000      60,759
    VTech Holdings, Ltd....................................    20,800     244,367
    Wai Kee Holdings, Ltd..................................    34,000      15,951
    Wang On Group, Ltd..................................... 1,540,000      14,371
    WH Group, Ltd.......................................... 1,169,500     821,298
    Wharf Holdings, Ltd. (The).............................   120,000     299,976
    Wharf Real Estate Investment Co., Ltd..................    33,000     205,066
    Wheelock & Co., Ltd....................................    60,000     320,761
    Win Hanverky Holdings, Ltd.............................   108,000       9,101
*   Winfull Group Holdings, Ltd............................   496,000       7,114
    Wing On Co. International, Ltd.........................     9,000      29,860
    Wing Tai Properties, Ltd...............................    62,000      41,223
*   Wonderful Sky Financial Group Holdings, Ltd............    46,000       7,187
    Xinyi Glass Holdings, Ltd..............................   486,000     482,545
    Yue Yuen Industrial Holdings, Ltd......................   180,500     495,610
    Yugang International, Ltd..............................   898,000      27,083
*   Yunfeng Financial Group, Ltd...........................    20,000       9,837
                                                                      -----------
TOTAL HONG KONG............................................            28,255,910
                                                                      -----------
IRELAND -- (0.7%)
    AIB Group P.L.C........................................    70,948     342,063
    Bank of Ireland Group P.L.C............................   140,989     996,171
    CRH P.L.C..............................................     3,476     103,683
    CRH P.L.C., Sponsored ADR..............................    58,467   1,741,147
    Datalex P.L.C..........................................     7,778      19,139
    FBD Holdings P.L.C.....................................     2,458      29,838
    Glanbia P.L.C..........................................    64,034   1,132,145
    IFG Group P.L.C........................................     4,791       8,926
*   Independent News & Media P.L.C.........................    61,393       5,117
    Irish Continental Group P.L.C..........................    21,778     128,314
    Kerry Group P.L.C., Class A............................     5,849     599,202
    Kingspan Group P.L.C...................................    31,744   1,379,203
    Smurfit Kappa Group P.L.C..............................    34,107   1,108,839
                                                                      -----------
TOTAL IRELAND..............................................             7,593,787
                                                                      -----------
ISRAEL -- (0.8%)
*   ADO Group, Ltd.........................................     1,782      39,057
    Afcon Holdings, Ltd....................................       260      11,884
*   Africa Israel Properties, Ltd..........................     1,551      40,230
    Africa Israel Residences, Ltd..........................       740      12,144
*   Airport City, Ltd......................................     9,512     110,761
*   Allot Communications, Ltd..............................     3,159      20,343
    Alony Hetz Properties & Investments, Ltd...............    15,323     145,754
    Alrov Properties and Lodgings, Ltd.....................     1,291      39,541
    Amot Investments, Ltd..................................    16,980      84,346
    Arad, Ltd..............................................     1,741      20,526
*   Arko Holdings, Ltd.....................................    52,460      27,022

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
     Ashtrom Group, Ltd.....................................   4,557 $   19,281
     Ashtrom Properties, Ltd................................   4,364     18,184
     Avgol Industries 1953, Ltd.............................  23,344     24,134
 *   Azorim-Investment Development & Construction
       Co., Ltd.............................................  22,077     19,624
     Azrieli Group, Ltd.....................................   1,910     92,746
     Bank Hapoalim BM....................................... 101,970    689,842
     Bank Leumi Le-Israel BM................................ 217,944  1,359,034
     Bayside Land Corp......................................     149     64,009
     Bezeq The Israeli Telecommunication Corp., Ltd.........  65,094     74,746
     Big Shopping Centers, Ltd..............................     538     35,077
     Blue Square Real Estate, Ltd...........................     814     28,820
 *   Brack Capital Properties NV............................     307     32,676
     Carasso Motors, Ltd....................................   2,219     11,377
     Castro Model, Ltd......................................     354      8,836
 *   Cellcom Israel, Ltd....................................   9,582     60,389
 *   Cellcom Israel, Ltd....................................   3,337     20,689
 *   Ceragon Networks, Ltd..................................   7,505     24,992
 *   Clal Insurance Enterprises Holdings, Ltd...............   5,484     90,928
 *   Compugen, Ltd..........................................   4,282     12,550
     Danel Adir Yeoshua, Ltd................................     247     11,793
     Delek Automotive Systems, Ltd..........................   9,595     54,143
     Delek Group, Ltd.......................................     725    121,561
     Delta-Galil Industries, Ltd............................   2,520     70,821
     Dexia Israel Bank, Ltd.................................      87     16,186
     Direct Insurance Financial Investments, Ltd............   3,306     37,312
 *   El Al Israel Airlines..................................  62,551     17,908
     Electra Consumer Products 1970, Ltd....................   1,731     18,713
     Electra, Ltd...........................................     371     89,687
 *   Energix-Renewable Energies, Ltd........................  10,003     11,304
 *   Enlight Renewable Energy, Ltd..........................  23,279     11,509
 *   Equital, Ltd...........................................     695     17,351
     First International Bank Of Israel, Ltd................   8,337    179,534
     FMS Enterprises Migun, Ltd.............................     330      8,349
     Formula Systems 1985, Ltd..............................   2,261     87,792
     Fox Wizel, Ltd.........................................   1,937     36,736
 *   Gilat Satellite Networks, Ltd..........................   2,199     20,864
     Hadera Paper, Ltd......................................     691     50,544
     Hamlet Israel-Canada, Ltd..............................     477     11,973
     Harel Insurance Investments & Financial Services,
       Ltd..................................................  31,164    227,942
     Hilan, Ltd.............................................   1,555     36,541
     IDI Insurance Co., Ltd.................................     725     40,750
 *   Industrial Buildings Corp., Ltd........................  21,888     30,270
     Inrom Construction Industries, Ltd.....................   7,714     26,987
     Israel Chemicals, Ltd..................................  45,421    261,626
     Israel Discount Bank, Ltd., Class A....................  87,778    286,855
 *   Israel Land Development Co., Ltd. (The)................   1,404     11,122
 *   Jerusalem Oil Exploration..............................   2,481    142,444
     Kenon Holdings, Ltd....................................   2,300     36,698
     Kerur Holdings, Ltd....................................     968     24,831
     Klil Industries, Ltd...................................     213     18,139
     Maabarot Products, Ltd.................................     805      8,399
     Magic Software Enterprises, Ltd........................   1,344     11,170
     Malam - Team, Ltd......................................     164     16,919
     Matrix IT, Ltd.........................................   5,458     63,551
     Maytronics, Ltd........................................   4,774     29,513
     Mediterranean Towers, Ltd..............................  12,432     21,675
     Mega Or Holdings, Ltd..................................   2,002     22,120
 #   Meitav Dash Investments, Ltd...........................   7,248     21,688
     Melisron, Ltd..........................................   1,602     67,924

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
     Menora Mivtachim Holdings, Ltd.........................   5,630 $   62,673
     Migdal Insurance & Financial Holding, Ltd..............  79,129     87,429
     Mivtach Shamir Holdings, Ltd...........................     361      6,581
     Mizrahi Tefahot Bank, Ltd..............................  17,627    296,672
     Naphtha Israel Petroleum Corp., Ltd....................  11,119     69,747
     Nawi Brothers, Ltd.....................................   1,988     11,059
     Neto ME Holdings, Ltd..................................     380     31,320
 *   Nice, Ltd..............................................     653     69,288
 *   Nice, Ltd., Sponsored ADR..............................   2,267    240,166
 *   Nova Measuring Instruments, Ltd........................   3,729     82,275
     Oil Refineries, Ltd.................................... 400,075    190,180
     One Software Technologies, Ltd.........................     286     10,933
 *   Palram Industries 1990, Ltd............................   1,581      9,351
 *   Partner Communications Co., Ltd........................  31,735    160,405
 *   Partner Communications Co., Ltd., ADR..................   1,321      6,711
 #   Paz Oil Co., Ltd.......................................   1,517    227,147
     Phoenix Holdings, Ltd. (The)...........................  26,561    146,949
     Plasson Industries, Ltd................................     968     45,681
     Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....   1,201     61,204
     Scope Metals Group, Ltd................................   1,610     43,338
 #   Shapir Engineering and Industry, Ltd...................  29,722    108,498
 *   Shikun & Binui, Ltd....................................  61,820    117,765
     Shufersal, Ltd.........................................  24,598    156,151
 *   SodaStream International, Ltd..........................   1,344    192,485
     Strauss Group, Ltd.....................................   5,149    112,899
     Summit Real Estate Holdings, Ltd.......................   4,078     36,715
 *   Suny Cellular Communication, Ltd.......................  24,074     12,313
     Tadiran Holdings, Ltd..................................     495     12,377
 *   Tower Semiconductor, Ltd...............................  10,571    165,859
 *   Tower Semiconductor, Ltd...............................   5,566     86,261
 *   Union Bank of Israel...................................   2,641     11,865
     YH Dimri Construction & Development, Ltd...............   1,190     18,767
                                                                     ----------
 TOTAL ISRAEL...............................................          8,411,850
                                                                     ----------
 ITALY -- (2.8%)
     A2A SpA................................................ 396,285    638,556
     ACEA SpA...............................................  11,372    149,288
 *   Aeffe SpA..............................................   5,749     14,692
     Amplifon SpA...........................................  12,645    223,997
     Anima Holding SpA......................................  45,597    190,668
 *   Ansaldo STS SpA........................................   8,379    120,453
     Aquafil SpA............................................   2,441     28,334
 *   Arnoldo Mondadori Editore SpA..........................  26,239     45,276
     Ascopiave SpA..........................................   8,110     26,594
     Assicurazioni Generali SpA.............................  92,081  1,485,896
 #*  Astaldi SpA............................................  15,778      9,987
     Atlantia SpA...........................................  20,349    408,882
     Autogrill SpA..........................................  19,209    188,854
 #   Azimut Holding SpA.....................................  31,975    393,695
     B&C Speakers SpA.......................................     646      8,261
 #*  Banca Carige SpA.......................................  40,876        227
     Banca Farmafactoring SpA...............................   1,771      9,110
     Banca Generali SpA.....................................   6,623    127,522
 #   Banca IFIS SpA.........................................   5,863    103,010
     Banca Mediolanum SpA...................................  31,262    181,132
 #*  Banca Monte dei Paschi di Siena SpA....................  18,901     31,031
     Banca Popolare di Sondrio SCPA......................... 108,174    341,016
 #   Banca Profilo SpA......................................  37,962      7,000
 #   Banca Sistema SpA......................................   9,819     18,671

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
ITALY -- (Continued)
#*  Banco BPM SpA..........................................   339,559 $  636,558
    Banco di Desio e della Brianza SpA.....................     6,714     13,754
    BasicNet SpA...........................................     5,935     31,670
    BE.....................................................    12,564     11,875
*   BF SpA.................................................     5,355     14,001
    Biesse SpA.............................................     2,053     47,190
#   BPER Banca.............................................   104,713    397,386
    Brembo SpA.............................................    28,667    317,369
    Brunello Cucinelli SpA.................................     5,217    178,576
#   Buzzi Unicem SpA.......................................    14,465    277,760
    Cairo Communication SpA................................    17,083     54,001
    Cementir Holding SpA...................................     7,248     44,522
    Cerved Group SpA.......................................    22,562    179,928
    CIR-Compagnie Industriali Riunite SpA..................    85,893     91,290
    Credito Emiliano SpA...................................    17,840    106,392
*   Credito Valtellinese SpA............................... 1,087,040    113,553
#*  d'Amico International Shipping SA......................    18,243      1,817
    Danieli & C Officine Meccaniche SpA....................     2,689     50,255
    Datalogic SpA..........................................     2,228     65,430
    De' Longhi SpA.........................................     9,038    239,184
    DeA Capital SpA........................................    35,017     50,958
    DiaSorin SpA...........................................     3,572    338,815
    El.En. SpA.............................................       405      7,921
*   Elica SpA..............................................     4,248      9,117
    Emak SpA...............................................     5,292      7,326
    Enav SpA...............................................    20,262     91,329
    Enel SpA...............................................   507,792  2,489,737
    Eni SpA................................................   187,666  3,332,901
    Eni SpA, Sponsored ADR.................................     3,109    109,872
    ERG SpA................................................     9,634    179,714
    Esprinet SpA...........................................     9,762     42,877
*   Eurotech SpA...........................................     5,768     24,598
*   Exprivia SpA...........................................     6,596      7,230
    Falck Renewables SpA...................................    40,994     82,817
    Ferrari NV.............................................     5,231    612,571
*   Fiat Chrysler Automobiles NV...........................    95,249  1,449,541
*   Fiat Chrysler Automobiles NV...........................    76,054  1,149,176
    FinecoBank Banca Fineco SpA............................    53,709    561,346
    FNM SpA................................................    35,502     20,237
#*  GEDI Gruppo Editoriale SpA.............................    13,362      5,401
    Geox SpA...............................................    10,145     18,335
#   Gruppo MutuiOnline SpA.................................     3,454     61,548
    Hera SpA...............................................   161,633    446,087
*   IMMSI SpA..............................................    36,619     17,443
    Industria Macchine Automatiche SpA.....................     2,404    144,161
    Infrastrutture Wireless Italiane SpA...................    13,961     97,085
#*  Intek Group SpA........................................    60,280     21,826
    Interpump Group SpA....................................     7,570    218,395
    Intesa Sanpaolo SpA....................................   674,919  1,494,996
    Iren SpA...............................................    91,549    198,111
    Italgas SpA............................................    70,558    364,047
    Italmobiliare SpA......................................     2,126     46,907
    IVS Group SA...........................................       645      7,768
    La Doria SpA...........................................     1,769     19,239
    Luxottica Group SpA....................................     4,181    262,580
    Maire Tecnimont SpA....................................    33,875    148,079
    MARR SpA...............................................     4,720    114,214
    Massimo Zanetti Beverage Group SpA.....................     3,336     22,828
*   Mediaset SpA...........................................   130,980    394,130

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
ITALY -- (Continued)
    Mediobanca Banca di Credito Finanziario SpA............  99,825 $   874,245
    Moncler SpA............................................  20,129     699,036
#*  Mondo TV SpA...........................................   2,962      11,286
    Nice SpA...............................................   3,045       9,533
#*  Openjobmetis SpA agenzia per il lavoro.................     850       7,779
#*  OVS SpA................................................  12,396      21,889
#   Panariagroup Industrie Ceramiche SpA...................   2,626       6,833
    Parmalat SpA...........................................  24,905      76,679
    Piaggio & C SpA........................................  52,348     112,013
    Prima Industrie SpA....................................     595      14,668
    Prysmian SpA...........................................  18,999     369,088
    RAI Way SpA............................................  14,683      75,992
    Recordati SpA..........................................   8,772     296,964
    Reno de Medici SpA.....................................  51,419      50,396
    Reply SpA..............................................   2,344     129,890
#   Retelit SpA............................................  14,038      22,494
#*  Rizzoli Corriere Della Sera Mediagroup SpA.............  15,487      15,740
    Sabaf SpA..............................................   1,265      18,723
    SAES Getters SpA.......................................     993      19,901
#*  Safilo Group SpA.......................................   7,495      13,989
*   Saipem SpA............................................. 109,841     600,689
    Salini Impregilo SpA...................................  35,532      78,323
    Salvatore Ferragamo SpA................................   5,986     141,598
    Saras SpA.............................................. 144,294     281,739
    Servizi Italia SpA.....................................   2,903      11,178
    Sesa SpA...............................................   1,124      30,468
    Snam SpA...............................................  86,406     357,250
    Societa Cattolica di Assicurazioni SC..................  36,875     297,904
    Societa Iniziative Autostradali e Servizi SpA..........  14,799     208,501
#*  Sogefi SpA.............................................  12,614      22,439
    SOL SpA................................................   5,393      64,919
    Tamburi Investment Partners SpA........................  11,938      77,783
    Technogym SpA..........................................  15,889     173,513
    Tenaris SA.............................................   6,644      97,804
    Terna Rete Elettrica Nazionale SpA..................... 111,736     577,171
#*  Tiscali SpA............................................ 259,219       2,849
    Tod's SpA..............................................   1,485      90,790
#*  TREVI - Finanziaria Industriale SpA....................   7,195       2,195
#   UniCredit SpA..........................................  89,437   1,143,469
    Unieuro SpA............................................   1,036      12,547
    Unione di Banche Italiane SpA.......................... 231,063     705,241
    Unipol Gruppo SpA......................................  94,706     381,144
#   UnipolSai Assicurazioni SpA............................ 201,058     438,960
    Zignago Vetro SpA......................................   3,143      29,241
                                                                    -----------
TOTAL ITALY................................................          30,970,779
                                                                    -----------
JAPAN -- (22.7%)
    77 Bank, Ltd. (The)....................................  12,800     264,391
    A&A Material Corp......................................   1,500      13,959
    A&D Co., Ltd...........................................   4,500      32,670
    ABC-Mart, Inc..........................................   1,400      81,851
    Abist Co., Ltd.........................................     400      13,123
#*  Access Co., Ltd........................................   4,500      39,720
    Achilles Corp..........................................   3,200      63,663
    Acom Co., Ltd..........................................  13,900      51,164
#   Adastria Co., Ltd......................................   7,780     126,773
    ADEKA Corp.............................................  20,700     306,686
    Ad-sol Nissin Corp.....................................     800      15,180
#   Adtec Plasma Technology Co., Ltd.......................   1,000      10,269

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Advan Co., Ltd.........................................  4,000 $   40,353
 #   Advanex, Inc...........................................    500      8,661
     Advantest Corp.........................................  2,200     40,613
 #   Adventure, Inc.........................................    300     19,784
     Aeon Co., Ltd.......................................... 51,565  1,183,539
     Aeon Delight Co., Ltd..................................  4,300    143,567
     Aeon Fantasy Co., Ltd..................................  1,900     59,375
     AEON Financial Service Co., Ltd........................ 14,000    274,005
     Aeon Hokkaido Corp.....................................  4,700     33,183
     Aeon Mall Co., Ltd.....................................  8,400    155,136
     Aeria, Inc.............................................  5,000     28,599
     AGC, Inc............................................... 37,500  1,228,291
     Agro-Kanesho Co., Ltd..................................  1,400     30,908
     Ahresty Corp...........................................  2,700     17,136
     Ai Holdings Corp.......................................  4,100     78,209
     Aica Kogyo Co., Ltd....................................  4,300    128,007
     Aichi Bank, Ltd. (The).................................  1,700     64,874
 #   Aichi Corp.............................................  7,900     46,872
     Aichi Steel Corp.......................................  2,200     77,771
     Aichi Tokei Denki Co., Ltd.............................    500     18,336
     Aida Engineering, Ltd..................................  9,100     74,881
 #*  Aiful Corp............................................. 44,000    116,045
 #   Aigan Co., Ltd.........................................  2,100      6,036
     Ain Holdings, Inc......................................  6,100    478,409
     Aiphone Co., Ltd.......................................  2,000     26,016
     Air Water, Inc......................................... 33,600    544,287
     Airport Facilities Co., Ltd............................  6,100     32,520
     Aisan Industry Co., Ltd................................ 10,100     75,623
     Aisin Seiki Co., Ltd................................... 14,518    567,817
     AIT Corp...............................................  1,200     11,267
     Aizawa Securities Co., Ltd.............................  7,700     46,111
     Ajinomoto Co., Inc..................................... 44,200    714,071
 #   Ajis Co., Ltd..........................................  1,100     34,813
     Akatsuki Corp..........................................  3,800     12,011
 #   Akatsuki, Inc..........................................  1,700     66,765
 #*  Akebono Brake Industry Co., Ltd........................ 28,700     57,714
     Akita Bank, Ltd. (The).................................  3,100     71,972
     Albis Co., Ltd.........................................  1,400     36,346
 #   Alconix Corp...........................................  5,900     67,379
     Alfresa Holdings Corp..................................  8,600    229,376
     Alinco, Inc............................................  3,800     34,391
 #*  Allied Telesis Holdings KK............................. 15,600     14,975
     Alpen Co., Ltd.........................................  3,400     57,135
     Alpha Corp.............................................  1,500     18,154
     Alpha Systems, Inc.....................................  1,500     35,716
     Alpine Electronics, Inc................................  8,100    137,486
     Alps Electric Co., Ltd................................. 40,800    961,770
     Alps Logistics Co., Ltd................................  1,800     13,745
     Altech Corp............................................  1,800     36,021
     Amada Holdings Co., Ltd................................ 41,600    391,907
     Amano Corp.............................................  9,200    195,624
     Amiyaki Tei Co., Ltd...................................    600     21,129
     Amuse, Inc.............................................  2,300     58,619
     ANA Holdings, Inc......................................  1,700     57,163
     Anest Iwata Corp.......................................  3,400     32,401
     Anicom Holdings, Inc...................................  1,200     38,125
     AOI Electronic Co., Ltd................................    900     29,197
     AOI TYO Holdings, Inc..................................  2,466     27,298
     AOKI Holdings, Inc.....................................  8,200    108,003

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Aomori Bank, Ltd. (The)................................  4,300 $117,316
      Aoyama Trading Co., Ltd................................  9,300  281,357
      Aoyama Zaisan Networks Co., Ltd........................    700    9,784
      Aozora Bank, Ltd.......................................  7,200  248,446
  #   Apaman Co., Ltd........................................  3,300   34,158
      Arakawa Chemical Industries, Ltd.......................  3,000   42,142
      Arata Corp.............................................  1,900   86,283
      Araya Industrial Co., Ltd..............................    800   12,817
      Arcland Sakamoto Co., Ltd..............................  6,200   81,189
      Arcland Service Holdings Co., Ltd......................  1,700   34,846
      Arcs Co., Ltd..........................................  7,000  169,150
  #*  Ardepro Co., Ltd....................................... 35,200   19,578
  #   Arealink Co., Ltd......................................  1,900   28,044
      Argo Graphics, Inc.....................................  1,000   37,889
      Ariake Japan Co., Ltd..................................    400   35,448
      Arisawa Manufacturing Co., Ltd.........................  5,500   43,672
  #*  Arrk Corp.............................................. 12,600   11,177
      Artnature, Inc.........................................  5,000   29,396
      ArtSpark Holdings, Inc.................................  1,700   16,796
      As One Corp............................................    600   42,711
      Asahi Broadcasting Group Holdings Corp.................  1,500   10,208
      Asahi Co., Ltd.........................................  3,500   42,078
      Asahi Diamond Industrial Co., Ltd......................  9,700   61,348
      Asahi Holdings, Inc....................................  9,000  192,726
      Asahi Intecc Co., Ltd..................................  6,400  262,108
      Asahi Kogyosha Co., Ltd................................  1,076   31,270
      Asahi Net, Inc.........................................  2,800   12,618
      Asahi Printing Co., Ltd................................  1,200   10,995
      ASAHI YUKIZAI Corp.....................................  3,400   67,191
      Asanuma Corp...........................................  1,700   49,341
      Asax Co., Ltd..........................................  2,400   12,528
  #   Ashimori Industry Co., Ltd.............................  1,100   18,199
      Asia Pile Holdings Corp................................  6,300   36,355
      Asics Corp............................................. 18,200  263,418
      ASKUL Corp.............................................    400   11,050
      Asti Corp..............................................    600   10,173
  #   Asukanet Co., Ltd......................................  1,300   14,723
      Asunaro Aoki Construction Co., Ltd.....................  2,200   19,584
      Ateam, Inc.............................................  1,900   36,197
  #*  Atrae, Inc.............................................    400    7,134
      Atsugi Co., Ltd........................................  2,600   23,597
      Autobacs Seven Co., Ltd................................  8,200  131,972
  #   Aval Data Corp.........................................  1,000   17,459
      Avex, Inc..............................................  9,000  121,103
      Awa Bank, Ltd. (The)...................................  8,200  223,151
      Axell Corp.............................................  1,700    9,125
      Axial Retailing, Inc...................................  3,900  127,783
      Azbil Corp............................................. 13,400  249,608
      Bandai Namco Holdings, Inc............................. 12,700  451,799
      Bando Chemical Industries, Ltd.........................  7,300   84,442
      Bank of Iwate, Ltd. (The)..............................  3,400  129,507
      Bank of Kochi, Ltd. (The)..............................  1,900   16,575
      Bank of Kyoto, Ltd. (The)..............................  5,699  255,897
  #   Bank of Nagoya, Ltd. (The).............................  2,499   78,957
      Bank of Okinawa, Ltd. (The)............................  4,780  159,418
      Bank of Saga, Ltd. (The)...............................  3,300   63,537
      Bank of the Ryukyus, Ltd............................... 10,900  123,972
      Bank of Toyama, Ltd. (The).............................    400   13,312
      Baroque Japan, Ltd.....................................  3,800   34,404

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      BayCurrent Consulting, Inc.............................  4,600 $ 94,078
  #   Beenos, Inc............................................  1,800   26,742
      Belc Co., Ltd..........................................  2,400  122,558
      Bell System24 Holdings, Inc............................  8,000  105,673
      Belluna Co., Ltd.......................................  7,300   72,517
      Benefit One, Inc.......................................  3,400   87,641
      Benesse Holdings, Inc..................................  4,700  131,076
  #*  Bengo4.com, Inc........................................    700   19,435
      Bic Camera, Inc........................................ 15,400  203,316
  #   Biofermin Pharmaceutical Co., Ltd......................    700   17,849
      BML, Inc...............................................  4,100  112,985
      Bookoff Group Holdings, Ltd............................  3,100   20,166
      Bourbon Corp...........................................  2,500   44,823
      BP Castrol K.K.........................................    700    8,982
      Br Holdings Corp.......................................  2,800   10,645
  #*  BrainPad, Inc..........................................    800   36,629
  #   Broadleaf Co., Ltd..................................... 10,400   60,059
      BRONCO BILLY Co., Ltd..................................  1,500   38,774
  #   Bunka Shutter Co., Ltd................................. 10,500   73,573
      C Uyemura & Co., Ltd...................................    600   38,395
      CAC Holdings Corp......................................  3,200   28,513
      Calbee, Inc............................................  4,900  162,568
  #   Can Do Co., Ltd........................................  2,200   32,291
      Canare Electric Co., Ltd...............................    700   12,505
      Canon Electronics, Inc.................................  3,900   71,273
      Canon Marketing Japan, Inc.............................  5,800  109,754
      Canon, Inc............................................. 34,300  976,981
      Capcom Co., Ltd........................................ 14,200  295,998
  #   Career Co., Ltd........................................    900   11,951
      Career Design Center Co., Ltd..........................    600    8,190
  #   CareerIndex, Inc.......................................  1,600   22,107
      Carlit Holdings Co., Ltd...............................  3,500   27,880
  #   Casio Computer Co., Ltd................................ 15,800  238,472
      Cawachi, Ltd...........................................  3,200   59,390
      Central Automotive Products, Ltd.......................  1,900   25,867
      Central Glass Co., Ltd.................................  4,400   95,128
      Central Japan Railway Co...............................  2,400  460,581
      Central Security Patrols Co., Ltd......................    700   32,867
      Central Sports Co., Ltd................................  1,400   48,894
      Chiba Bank, Ltd. (The)................................. 46,000  291,013
      Chiba Kogyo Bank, Ltd. (The)........................... 12,300   48,664
      Chilled & Frozen Logistics Holdings Co., Ltd...........  3,300   37,865
      CHIMNEY Co., Ltd.......................................    500   12,283
      Chino Corp.............................................  1,400   15,939
      Chiyoda Co., Ltd.......................................  2,200   42,411
      Chiyoda Corp........................................... 18,400   91,557
      Chiyoda Integre Co., Ltd...............................  2,200   44,178
      Chofu Seisakusho Co., Ltd..............................  4,100   83,018
      Chori Co., Ltd.........................................  2,600   42,828
      Chubu Electric Power Co., Inc.......................... 16,800  242,268
      Chubu Shiryo Co., Ltd..................................  4,100   49,915
      Chudenko Corp..........................................  5,800  122,133
      Chuetsu Pulp & Paper Co., Ltd..........................  1,800   24,030
      Chugai Ro Co., Ltd.....................................  1,400   29,827
      Chugoku Bank, Ltd. (The)............................... 21,500  193,068
      Chugoku Electric Power Co., Inc. (The)................. 18,400  236,673
      Chugoku Marine Paints, Ltd............................. 12,300   98,797
      Chukyo Bank, Ltd. (The)................................  2,000   40,262
      Chuo Spring Co., Ltd...................................    400   12,411

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Chuo Warehouse Co., Ltd................................  1,100 $ 10,557
      CI Takiron Corp........................................  6,000   30,858
  #   Ci:z Holdings Co., Ltd.................................  3,900  202,092
      Citizen Watch Co., Ltd................................. 57,900  333,270
  #   CKD Corp............................................... 11,200  128,869
      CK-San-Etsu Co., Ltd...................................    700   18,697
      Cleanup Corp...........................................  2,800   17,075
      CMC Corp...............................................    800   15,109
      CMIC Holdings Co., Ltd.................................  3,000   55,699
      CMK Corp...............................................  9,900   63,456
      Coca-Cola Bottlers Japan Holdings, Inc................. 10,856  284,101
      cocokara fine, Inc.....................................  1,900  104,584
      COLOPL, Inc............................................ 10,700   65,913
      Computer Engineering & Consulting, Ltd.................  2,600   55,942
      Computer Institute of Japan, Ltd.......................  2,100   13,992
      COMSYS Holdings Corp................................... 12,963  360,765
      Comture Corp...........................................  1,700   51,790
      Concordia Financial Group, Ltd......................... 88,332  404,274
      CONEXIO Corp...........................................  4,700   67,814
      COOKPAD, Inc........................................... 12,600   46,180
      Core Corp..............................................  1,200   14,380
      Corona Corp............................................  3,800   37,511
      Cosel Co., Ltd.........................................  2,300   23,665
      Cosmo Energy Holdings Co., Ltd......................... 13,200  485,477
  #   Cosmos Initia Co., Ltd.................................  2,100   11,473
      Cosmos Pharmaceutical Corp.............................    700  143,078
      CRE, Inc...............................................  2,400   21,166
  #   Create Restaurants Holdings, Inc.......................  5,600   59,403
      Create SD Holdings Co., Ltd............................  4,500  113,995
      Credit Saison Co., Ltd................................. 21,000  333,481
  #   Creek & River Co., Ltd.................................  1,300   11,993
  #   Cresco, Ltd............................................  1,200   33,891
      CTI Engineering Co., Ltd...............................  3,300   44,152
      CTS Co., Ltd...........................................  4,000   21,531
      Cube System, Inc.......................................  2,300   17,550
  #   CyberAgent, Inc........................................  6,400  272,340
  #*  Cyberstep, Inc.........................................    900    9,357
      Cybozu, Inc............................................  3,300   21,007
      Dai Nippon Toryo Co., Ltd..............................  5,000   50,486
      Daibiru Corp...........................................  9,100   91,739
      Daicel Corp............................................ 63,200  668,594
      Dai-Dan Co., Ltd.......................................  3,000   70,557
      Daido Kogyo Co., Ltd...................................  2,100   19,893
      Daido Metal Co., Ltd...................................  9,100   69,617
      Daido Steel Co., Ltd...................................  6,100  251,140
      Daidoh, Ltd............................................  4,900   15,550
      Daifuku Co., Ltd.......................................  6,100  261,972
      Daihatsu Diesel Manufacturing Co., Ltd.................  4,800   28,410
      Daihen Corp............................................  4,200   98,448
      Daiho Corp.............................................  3,800  104,601
      Dai-Ichi Cutter Kogyo K.K..............................  1,000   19,841
      Daiichi Jitsugyo Co., Ltd..............................  1,800   59,510
      Daiichi Kensetsu Corp..................................    900   13,343
  #   Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................  5,600   54,998
      Dai-ichi Life Holdings, Inc............................ 46,600  874,464
      Dai-ichi Seiko Co., Ltd................................  2,500   31,567
      Daiichikosho Co., Ltd..................................  5,900  272,319
      Daiken Corp............................................  3,000   54,932
      Daiken Medical Co., Ltd................................  2,300   17,130

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Daiki Aluminium Industry Co., Ltd......................   7,200 $   41,672
     Daiki Axis Co., Ltd....................................   1,200     13,886
     Daikokutenbussan Co., Ltd..............................   1,800     67,336
 #   Daikyo, Inc............................................   3,900    102,361
     Daikyonishikawa Corp...................................  11,800    112,717
     Dainichi Co., Ltd......................................   2,000     13,167
     Dainichiseika Color & Chemicals Manufacturing
       Co., Ltd.............................................   2,300     67,967
 #   Daio Paper Corp........................................  15,000    194,473
     Daiohs Corp............................................   1,500     17,524
     Daiseki Co., Ltd.......................................   3,400     80,356
     Daiseki Eco. Solution Co., Ltd.........................   1,300     10,420
     Daishi Hokuetsu Financial Group, Inc...................   6,700    241,078
     Daishinku Corp.........................................   1,900     18,760
     Daisue Construction Co., Ltd...........................   1,600     17,283
     Daito Bank, Ltd. (The).................................   1,100      8,997
     Daito Pharmaceutical Co., Ltd..........................   3,000     90,109
     Daito Trust Construction Co., Ltd......................   3,600    474,618
     Daitron Co., Ltd.......................................   1,200     20,580
     Daiwa House Industry Co., Ltd..........................  50,800  1,533,871
     Daiwa Industries, Ltd..................................   6,500     68,389
     Daiwa Securities Group, Inc............................ 117,900    676,122
     Daiwabo Holdings Co., Ltd..............................   4,900    289,094
     Daiyu Lic Holdings Co., Ltd............................   2,500     23,657
 #   DCM Holdings Co., Ltd..................................  22,100    214,900
     DD Holdings Co., Ltd...................................     300      6,023
 #   Dear Life Co., Ltd.....................................   6,600     32,297
     DeNA Co., Ltd..........................................  15,200    252,834
     Denka Co., Ltd.........................................  19,000    617,931
     Denki Kogyo Co., Ltd...................................   2,000     51,133
     Densan System Co., Ltd.................................   1,800     34,909
     Denso Corp.............................................  16,100    718,152
     Dentsu, Inc............................................  14,200    658,593
     Denyo Co., Ltd.........................................   3,400     51,302
 #   Descente, Ltd..........................................   5,200    136,157
     Dexerials Corp.........................................  14,400    123,613
     DIC Corp...............................................  17,600    519,378
 #   Digital Arts, Inc......................................   1,400     64,030
 #   Digital Hearts Holdings Co., Ltd.......................   1,600     19,861
     Digital Information Technologies Corp..................   1,000     13,002
     Dip Corp...............................................   5,100    110,690
     Disco Corp.............................................   1,500    238,440
     DKS Co., Ltd...........................................   2,400     52,638
     DMG Mori Co., Ltd......................................  20,700    298,663
     Don Quijote Holdings Co., Ltd..........................   3,900    232,975
     Doshisha Co., Ltd......................................   2,700     55,596
     Double Standard, Inc...................................     800     35,395
     Doutor Nichires Holdings Co., Ltd......................   5,800    103,071
     Dowa Holdings Co., Ltd.................................  12,300    357,970
     Dream Incubator, Inc...................................   1,300     20,791
 *   Drecom Co., Ltd........................................   1,200      5,325
     DSB Co., Ltd...........................................   2,000      9,131
     DTS Corp...............................................   3,500    121,600
     Duskin Co., Ltd........................................   9,100    206,982
     Dvx, Inc...............................................   1,700     20,059
     DyDo Group Holdings, Inc...............................   2,200    111,673
     Dynic Corp.............................................   1,100      8,164
     Eagle Industry Co., Ltd................................   7,800     90,884
     Earth Corp.............................................   2,400    109,174
     Ebara Corp.............................................  14,100    410,680

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Ebara Foods Industry, Inc..............................  1,600 $ 30,303
      Ebara Jitsugyo Co., Ltd................................  1,200   20,016
      Eco's Co., Ltd.........................................  2,100   36,848
      EDION Corp............................................. 15,800  166,148
      EF-ON, Inc.............................................  6,039   57,973
      eGuarantee, Inc........................................  3,600   33,616
  #*  E-Guardian, Inc........................................  1,200   25,432
      Ehime Bank, Ltd. (The).................................  6,600   68,026
      Eidai Co., Ltd.........................................  6,000   24,992
      Eighteenth Bank, Ltd. (The)............................  1,900   51,729
      Eiken Chemical Co., Ltd................................  3,000   67,141
      Eizo Corp..............................................  1,800   73,263
  #   Elan Corp..............................................  1,000   24,491
      Elecom Co., Ltd........................................  2,300   54,455
      Electric Power Development Co., Ltd....................  4,200  114,347
      EM Systems Co., Ltd....................................  2,600   26,614
      Endo Lighting Corp.....................................  3,700   25,622
  *   Eneres Co., Ltd........................................  2,700   16,634
  *   Enigmo, Inc............................................  1,100   19,635
      en-japan, Inc..........................................  2,600  103,706
      Enomoto Co., Ltd.......................................    600    4,948
      Enplas Corp............................................  1,700   46,182
  *   Enshu, Ltd.............................................  1,300   16,846
      EPS Holdings, Inc......................................  7,900  154,259
  #   eRex Co., Ltd..........................................  5,300   44,031
  #   ES-Con Japan, Ltd...................................... 10,500   62,210
      ESCRIT, Inc............................................  2,500   15,565
  #   Escrow Agent Japan, Inc................................  5,500   22,976
      ESPEC Corp.............................................  2,400   42,687
      Excel Co., Ltd.........................................  1,300   22,162
      Exedy Corp.............................................  7,300  179,804
      Ezaki Glico Co., Ltd...................................  5,400  269,191
      F@N Communications, Inc................................  9,700   53,780
      Faith, Inc.............................................  1,900   22,782
      FALCO HOLDINGS Co., Ltd................................  1,000   14,745
      FamilyMart UNY Holdings Co., Ltd.......................  2,800  324,548
      FANUC Corp.............................................  1,500  260,950
      Fast Retailing Co., Ltd................................    900  453,155
      FCC Co., Ltd...........................................  9,500  235,277
  #*  FDK Corp...............................................  1,200   12,065
      Feed One Co., Ltd...................................... 17,600   29,957
      Felissimo Corp.........................................  1,000   11,285
      Fenwal Controls of Japan, Ltd..........................  1,200   16,852
      Ferrotec Holdings Corp................................. 11,300  102,559
  #*  FFRI, Inc..............................................    700   21,857
      FIDEA Holdings Co., Ltd................................ 32,900   44,214
      Financial Products Group Co., Ltd......................  9,100   88,839
      FINDEX, Inc............................................  1,800   10,284
  #   First Bank of Toyama, Ltd. (The)....................... 10,400   38,894
      First Brothers Co., Ltd................................  1,700   19,480
      First Juken Co., Ltd...................................  1,100   11,680
  #   First-corp, Inc........................................  1,400   13,067
  #   Fixstars Corp..........................................  2,500   27,120
      FJ Next Co., Ltd.......................................  2,400   17,780
  *   Flight Holdings, Inc...................................  2,300   27,249
      Foster Electric Co., Ltd...............................  7,000  102,291
      FP Corp................................................  4,300  220,364
      France Bed Holdings Co., Ltd...........................  5,400   45,619
  *   FreakOut Holdings, Inc.................................    900   11,604

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Freebit Co., Ltd.......................................  2,300 $   18,111
     Freund Corp............................................  3,000     23,329
     F-Tech, Inc............................................  4,000     39,085
     FTGroup Co., Ltd.......................................  1,000     12,654
     Fudo Tetra Corp........................................  3,690     56,137
     Fuji Co., Ltd..........................................  4,000     75,113
     Fuji Corp.............................................. 14,100    196,524
     Fuji Corp. (6163543)...................................  1,800     33,068
     Fuji Corp., Ltd........................................  5,200     39,727
 #   Fuji Die Co., Ltd......................................  1,600     11,630
     Fuji Electric Co., Ltd................................. 13,400    409,041
     Fuji Furukawa Engineering & Construction Co., Ltd......    600     10,494
 #   Fuji Kyuko Co., Ltd....................................  2,799     81,694
     Fuji Media Holdings, Inc...............................  3,800     61,674
     Fuji Oil Co., Ltd...................................... 12,400     47,474
     Fuji Oil Holdings, Inc.................................  9,900    285,541
     Fuji Seal International, Inc...........................  9,400    285,143
     Fuji Soft, Inc.........................................  3,300    151,197
     Fujibo Holdings, Inc...................................  1,600     46,617
     Fujicco Co., Ltd.......................................  2,000     45,903
     Fujikura Kasei Co., Ltd................................  5,000     28,024
     Fujikura Rubber, Ltd...................................  4,800     23,006
     Fujikura, Ltd.......................................... 75,400    325,262
     Fujimi, Inc............................................  1,800     41,083
     Fujimori Kogyo Co., Ltd................................  3,900    113,458
     Fujio Food System Co., Ltd.............................    700     12,748
 #   Fujisash Co., Ltd...................................... 13,200     11,110
     Fujita Kanko, Inc......................................  2,000     54,580
     Fujitec Co., Ltd.......................................  8,300     90,430
     Fujitsu Frontech, Ltd..................................  2,700     30,095
     Fujitsu General, Ltd................................... 12,700    190,245
     Fujitsu, Ltd........................................... 21,500  1,308,025
     Fujiya Co., Ltd........................................  1,000     21,649
     FuKoKu Co., Ltd........................................  2,600     21,228
     Fukuda Corp............................................  1,200     49,398
     Fukuda Denshi Co., Ltd.................................    300     18,946
     Fukui Bank, Ltd. (The).................................  4,900     92,700
     Fukui Computer Holdings, Inc...........................    700     11,139
     Fukuoka Financial Group, Inc........................... 11,500    282,563
 *   Fukushima Bank, Ltd. (The).............................  6,100     32,579
     Fukushima Industries Corp..............................  2,800    127,542
     Fukuyama Transporting Co., Ltd.........................  5,400    209,248
 *   Full Speed, Inc........................................  2,300     13,400
     FULLCAST Holdings Co., Ltd.............................  3,400     63,898
 #   Fumakilla, Ltd.........................................  1,499     20,612
 #*  Funai Electric Co., Ltd................................  3,500     17,051
     Funai Soken Holdings, Inc..............................  4,480     94,730
 #   Furukawa Battery Co., Ltd. (The).......................  4,000     30,128
     Furukawa Electric Co., Ltd............................. 18,400    496,563
     Furuno Electric Co., Ltd...............................  4,600     54,549
     Furusato Industries, Ltd...............................  2,200     35,368
     Furuya Metal Co., Ltd..................................    600     36,311
     Furyu Corp.............................................  3,200     25,682
     Fuso Chemical Co., Ltd.................................  4,000     80,301
     Fuso Pharmaceutical Industries, Ltd....................  1,700     40,460
     Futaba Corp............................................  8,100    126,629
     Futaba Industrial Co., Ltd............................. 15,900     86,877
     Future Corp............................................  4,600     62,607
     Fuyo General Lease Co., Ltd............................  5,000    277,760

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      G-7 Holdings, Inc......................................  2,100 $ 47,645
      Gakken Holdings Co., Ltd...............................    800   40,487
      Gakkyusha Co., Ltd.....................................  1,500   22,911
      Gecoss Corp............................................  2,500   23,833
      Genki Sushi Co., Ltd...................................    700   37,864
      Genky DrugStores Co., Ltd..............................    800   25,886
      Geo Holdings Corp......................................  8,300  126,443
      Geomatec Co., Ltd......................................  1,800   13,315
      Geostr Corp............................................  5,000   22,289
      Gfoot Co., Ltd.........................................  2,000   13,337
      Giken, Ltd.............................................  2,900   97,700
      GL Sciences, Inc.......................................  1,400   19,014
  #   GLOBERIDE, Inc.........................................  3,200   76,920
      Glory, Ltd............................................. 10,800  251,493
      GMO Cloud K.K..........................................    600   16,293
      GMO Financial Holdings, Inc............................  3,600   23,265
      GMO internet, Inc...................................... 10,200  145,762
  #   GMO Payment Gateway, Inc...............................  2,000   96,892
      Godo Steel, Ltd........................................  1,900   36,467
  #   Gokurakuyu Holdings Co., Ltd...........................  1,800    9,237
      Goldcrest Co., Ltd.....................................  4,000   62,637
      Goldwin, Inc...........................................  1,500  106,925
      Grandy House Corp......................................  3,100   12,590
      Gree, Inc.............................................. 20,800   87,047
      Greens Co., Ltd........................................  1,100   13,539
      GS Yuasa Corp.......................................... 17,199  353,047
  #   GSI Creos Corp.........................................  1,500   17,921
  #   G-Tekt Corp............................................  5,200   73,390
      Gun-Ei Chemical Industry Co., Ltd......................    800   21,382
  #   GungHo Online Entertainment, Inc....................... 25,500   46,101
      Gunma Bank, Ltd. (The)................................. 41,600  188,338
  *   Gunosy, Inc............................................  1,600   42,189
      Gurunavi, Inc..........................................  8,600   65,631
      H2O Retailing Corp..................................... 15,960  247,974
      HABA Laboratories, Inc.................................    500   35,905
      Hachijuni Bank, Ltd. (The)............................. 72,300  305,385
  #   Hagihara Industries, Inc...............................  2,000   29,667
      Hagiwara Electric Holdings Co., Ltd....................  1,200   31,598
      Hakudo Co., Ltd........................................  1,900   29,961
      Hakuhodo DY Holdings, Inc.............................. 14,100  235,168
      Hakuto Co., Ltd........................................  2,400   27,190
  #   Hakuyosha Co., Ltd.....................................    400   10,844
      Halows Co., Ltd........................................  1,500   32,749
      Hamakyorex Co., Ltd....................................  4,100  132,385
      Hamamatsu Photonics KK.................................  2,400   80,231
      Handsman Co., Ltd......................................    800    7,806
      Hankyu Hanshin Holdings, Inc........................... 15,400  508,672
      Hanwa Co., Ltd.........................................  7,600  248,892
      Happinet Corp..........................................  2,300   34,919
  #   Harada Industry Co., Ltd...............................  3,000   21,576
      Hard Off Corp. Co., Ltd................................  1,400   11,726
      Harima Chemicals Group, Inc............................  1,800   15,263
  #   Harmonic Drive Systems, Inc............................  2,400   72,959
  #   Haruyama Holdings, Inc.................................  2,200   17,370
      Haseko Corp............................................ 36,000  456,178
      Hayashikane Sangyo Co., Ltd............................  1,800   11,221
      Hazama Ando Corp....................................... 49,100  339,053
      Heiwa Real Estate Co., Ltd.............................  5,800  107,425
      Heiwado Co., Ltd.......................................  6,600  169,174

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 #   Helios Techno Holdings Co., Ltd........................   4,900 $   33,959
     Hibino Corp............................................     900     11,211
     Hibiya Engineering, Ltd................................   3,200     52,819
     Hiday Hidaka Corp......................................   2,281     44,495
     Hikari Tsushin, Inc....................................     700    122,258
     HI-LEX Corp............................................   5,100    106,818
     Himaraya Co., Ltd......................................   1,200     10,516
     Hinokiya Group Co., Ltd................................     500     12,090
     Hioki EE Corp..........................................   1,200     42,456
     Hirakawa Hewtech Corp..................................   1,000     13,836
 #   Hiramatsu, Inc.........................................   9,300     38,874
     Hirano Tecseed Co., Ltd................................   1,800     29,136
 #   Hirata Corp............................................   1,800    110,987
     Hirose Electric Co., Ltd...............................   3,900    371,700
 #   Hirose Tusyo, Inc......................................     900     17,513
     Hiroshima Bank, Ltd. (The).............................  48,200    297,302
     Hiroshima Gas Co., Ltd.................................   7,500     24,053
 #   HIS Co., Ltd...........................................   5,900    179,693
     Hisaka Works, Ltd......................................   5,000     47,816
     Hisamitsu Pharmaceutical Co., Inc......................     600     33,808
     Hitachi Capital Corp...................................  19,700    483,027
     Hitachi Zosen Corp.....................................  33,000    125,414
 #   Hito Communications, Inc...............................   1,100     19,458
     Hochiki Corp...........................................   3,600     44,116
 #   Hoden Seimitsu Kako Kenkyusho Co., Ltd.................     900      9,908
     Hodogaya Chemical Co., Ltd.............................   1,400     34,115
     Hogy Medical Co., Ltd..................................   3,000     88,620
     Hokkaido Coca-Cola Bottling Co., Ltd...................     400     13,184
     Hokkaido Electric Power Co., Inc.......................  26,100    152,327
     Hokkaido Gas Co., Ltd..................................   2,000     25,601
     Hokkan Holdings, Ltd...................................   1,800     29,734
     Hokko Chemical Industry Co., Ltd.......................   6,000     28,348
     Hokkoku Bank, Ltd. (The)...............................   5,400    198,146
     Hokuetsu Corp..........................................  29,600    141,392
     Hokuetsu Industries Co., Ltd...........................   4,900     47,529
     Hokuhoku Financial Group, Inc..........................  24,800    307,238
     Hokuriku Electric Industry Co., Ltd....................   1,000     10,176
 *   Hokuriku Electric Power Co.............................  21,000    195,627
     Hokuriku Electrical Construction Co., Ltd..............   1,700     15,258
     Hokuto Corp............................................   3,500     59,703
     Honda Motor Co., Ltd................................... 100,600  2,871,680
 #   Honda Tsushin Kogyo Co., Ltd...........................   3,500     18,309
     H-One Co., Ltd.........................................   5,000     52,857
     Honeys Holdings Co., Ltd...............................   4,450     35,347
 #   Honshu Chemical Industry Co., Ltd......................   1,000     10,388
 #   Hoosiers Holdings......................................   9,100     50,505
     Horiba, Ltd............................................   8,300    388,440
     Hoshizaki Corp.........................................   1,600    129,153
     Hosiden Corp...........................................  13,000    119,514
     Hosokawa Micron Corp...................................   1,800     87,288
 #   Hotland Co., Ltd.......................................     900     11,520
     House Foods Group, Inc.................................   6,700    192,702
 #   Howa Machinery, Ltd....................................   3,900     27,539
     Hoya Corp..............................................   6,600    373,400
     Hulic Co., Ltd.........................................   6,900     63,139
     Hyakugo Bank, Ltd. (The)...............................  49,800    182,974
     Hyakujushi Bank, Ltd. (The)............................   5,000    127,793
 #   I K K, Inc.............................................   2,100     13,368
 #   I.K Co., Ltd...........................................   1,600     14,567

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Ibiden Co., Ltd........................................ 14,200 $175,344
      IBJ Leasing Co., Ltd...................................  7,900  198,349
  #   IBJ, Inc...............................................  2,700   14,858
      Ichibanya Co., Ltd.....................................  1,100   41,990
      Ichigo, Inc............................................ 69,500  226,907
      Ichiken Co., Ltd.......................................  1,200   23,403
      Ichikoh Industries, Ltd................................  9,000   62,486
      Ichinen Holdings Co., Ltd..............................  5,400   65,392
      Ichiyoshi Securities Co., Ltd..........................  6,200   52,196
      Icom, Inc..............................................  2,100   44,785
      Idec Corp..............................................  4,800   87,083
      Idemitsu Kosan Co., Ltd................................ 21,700  983,068
  #   IDOM, Inc.............................................. 19,900   66,994
      Ihara Science Corp.....................................  1,100   19,374
      IHI Corp............................................... 17,200  629,218
      Iida Group Holdings Co., Ltd........................... 13,940  253,747
      Iino Kaiun Kaisha, Ltd................................. 18,800   82,502
      IJT Technology Holdings Co., Ltd.......................  7,800   48,357
  #   Ikegami Tsushinki Co., Ltd.............................  1,400   15,095
  #   IMAGICA GROUP, Inc.....................................  3,000   14,824
      Imasen Electric Industrial.............................  3,600   33,065
      Inaba Denki Sangyo Co., Ltd............................  2,100   84,552
      Inaba Seisakusho Co., Ltd..............................  1,700   20,729
      Inabata & Co., Ltd.....................................  9,600  128,272
      Inageya Co., Ltd.......................................  2,700   34,063
      Ines Corp..............................................  3,800   44,347
      I-Net Corp.............................................  2,930   42,318
      Infocom Corp...........................................  2,400   89,901
  #   Infomart Corp.......................................... 12,300  127,656
      Information Development Co., Ltd.......................  1,700   23,655
      Information Services International-Dentsu, Ltd.........  1,900   65,353
      Innotech Corp..........................................  4,100   45,916
      Inpex Corp............................................. 57,400  653,591
  #   Insource Co., Ltd......................................  1,100   19,665
      Intage Holdings, Inc...................................  7,700   66,365
      Inter Action Corp......................................  1,800   33,264
      Internet Initiative Japan, Inc.........................  6,700  129,673
      Inui Global Logistics Co., Ltd.........................  2,700   23,951
      I-O Data Device, Inc...................................  1,100   13,005
      IR Japan Holdings, Ltd.................................  1,000   12,011
      Iriso Electronics Co., Ltd.............................  4,800  202,723
      I'rom Group Co., Ltd...................................  1,200   17,798
      Ise Chemicals Corp.....................................    400   11,497
      Iseki & Co., Ltd.......................................  3,800   65,303
      Isetan Mitsukoshi Holdings, Ltd........................ 28,600  334,257
  #   Ishihara Chemical Co., Ltd.............................  1,700   32,791
  *   Ishihara Sangyo Kaisha, Ltd............................  7,400   88,341
      Ishizuka Glass Co., Ltd................................  1,000   19,527
  #   Isolite Insulating Products Co., Ltd...................  2,800   12,592
  #   Istyle, Inc............................................  3,800   34,069
  #*  ITbook Holdings Co., Ltd...............................  3,900   17,835
      Ito En, Ltd............................................  4,500  191,549
      ITOCHU Corp............................................ 12,100  224,406
      Itochu Enex Co., Ltd................................... 13,900  130,879
      Itochu Techno-Solutions Corp........................... 11,200  212,397
      Itoham Yonekyu Holdings, Inc........................... 19,900  125,319
      Itoki Corp.............................................  9,400   48,835
  *   Itokuro, Inc...........................................  1,000   26,496
      IwaiCosmo Holdings, Inc................................  3,800   48,593

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
  #   Iwaki & Co., Ltd.......................................   6,000 $ 28,830
      Iwasaki Electric Co., Ltd..............................   1,100   14,484
      Iwatani Corp...........................................  11,000  388,565
      Iwatsu Electric Co., Ltd...............................   2,900   20,293
      Iyo Bank, Ltd. (The)...................................  33,700  199,880
      Izumi Co., Ltd.........................................   2,900  157,453
      J Front Retailing Co., Ltd.............................  32,200  421,959
  #   J Trust Co., Ltd.......................................  14,400   73,457
      JAC Recruitment Co., Ltd...............................   2,600   47,053
      Jaccs Co., Ltd.........................................   5,800  108,738
      Jafco Co., Ltd.........................................   8,400  323,654
      Jalux, Inc.............................................   1,500   37,434
      Jamco Corp.............................................   2,300   65,074
      Janome Sewing Machine Co., Ltd.........................   2,499   12,824
      Japan Airlines Co., Ltd................................   7,800  276,831
      Japan Airport Terminal Co., Ltd........................   2,400   92,443
      Japan Asia Group, Ltd..................................   3,700   12,992
  #*  Japan Asia Investment Co., Ltd.........................   2,700    6,691
  *   Japan Asset Marketing Co., Ltd.........................  10,100   11,023
      Japan Aviation Electronics Industry, Ltd...............  14,000  185,387
  #*  Japan Display, Inc..................................... 142,900  138,122
      Japan Exchange Group, Inc..............................  21,100  377,916
      Japan Foundation Engineering Co., Ltd..................   6,500   20,789
      Japan Investment Adviser Co., Ltd......................   1,300   40,668
      Japan Lifeline Co., Ltd................................   8,500  123,922
      Japan Material Co., Ltd................................   7,700   90,458
      Japan Meat Co., Ltd....................................   1,700   30,776
      Japan Medical Dynamic Marketing, Inc...................   3,500   41,103
      Japan Oil Transportation Co., Ltd......................     700   18,121
      Japan Petroleum Exploration Co., Ltd...................   4,600   96,154
      Japan Property Management Center Co., Ltd..............   1,700   18,534
      Japan Pulp & Paper Co., Ltd............................   1,900   69,838
      Japan Securities Finance Co., Ltd......................  23,400  131,050
      Japan Steel Works, Ltd. (The)..........................  17,700  374,042
      Japan Transcity Corp...................................   8,700   34,066
      Japan Wool Textile Co., Ltd. (The).....................   9,600   75,797
      Jastec Co., Ltd........................................   1,400   13,793
      JBCC Holdings, Inc.....................................   1,700   22,290
      JCR Pharmaceuticals Co., Ltd...........................     200    8,478
      JCU Corp...............................................   2,600   55,807
      Jeol, Ltd..............................................   4,000   65,903
      JFE Holdings, Inc......................................  45,700  858,775
  #   JFLA Holdings, Inc.....................................   2,000    7,297
      JGC Corp...............................................   5,400  104,527
  #*  JIG-SAW, Inc...........................................     300    7,442
      Jimoto Holdings, Inc...................................  34,900   45,631
      JINS, Inc..............................................   2,000  113,255
      JK Holdings Co., Ltd...................................   3,200   20,535
      JMS Co., Ltd...........................................   5,000   25,445
      Joban Kosan Co., Ltd...................................   1,200   18,311
      J-Oil Mills, Inc.......................................   2,000   68,936
      Joshin Denki Co., Ltd..................................   3,000   76,663
      Joyful Honda Co., Ltd..................................   1,200   17,287
  #   JP-Holdings, Inc.......................................   7,900   20,924
      JSP Corp...............................................   2,200   43,448
      JSR Corp...............................................  16,900  251,864
      JTEKT Corp.............................................  42,200  525,037
      Juki Corp..............................................   9,000  100,786
      Juroku Bank, Ltd. (The)................................   6,900  155,812

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Justsystems Corp.......................................   3,300 $   67,684
     JVC Kenwood Corp.......................................  45,500    112,497
     JXTG Holdings, Inc..................................... 376,650  2,545,017
     K&O Energy Group, Inc..................................   2,600     36,030
     kabu.com Securities Co., Ltd...........................  21,700     78,323
 *   Kadokawa Dwango........................................  11,685    116,658
     Kadoya Sesame Mills, Inc...............................     400     21,301
     Kaga Electronics Co., Ltd..............................   4,200     94,062
     Kagome Co., Ltd........................................   2,600     69,221
     Kajima Corp............................................  55,000    708,209
     Kakaku.com, Inc........................................   9,900    179,310
     Kakiyasu Honten Co., Ltd...............................   1,800     39,735
     Kameda Seika Co., Ltd..................................   2,100     99,436
     Kamei Corp.............................................   3,900     44,938
     Kamigumi Co., Ltd......................................  11,400    235,235
     Kanaden Corp...........................................   4,800     49,981
     Kanagawa Chuo Kotsu Co., Ltd...........................   1,400     46,521
     Kanamic Network Co., Ltd...............................     700     12,357
 #   Kanamoto Co., Ltd......................................   8,600    287,375
     Kandenko Co., Ltd......................................  15,900    161,959
     Kaneka Corp............................................   7,800    326,008
 #   Kaneko Seeds Co., Ltd..................................     900     11,531
     Kanematsu Corp.........................................  20,400    261,934
     Kanematsu Electronics, Ltd.............................   2,500     76,817
     Kansai Electric Power Co., Inc. (The)..................  19,200    293,866
 *   Kansai Mirai Financial Group, Inc......................  15,423    119,298
     Kansai Paint Co., Ltd..................................   7,500    110,822
     Kansai Super Market, Ltd...............................   1,300     12,027
     Kanto Denka Kogyo Co., Ltd.............................  11,500    104,436
     Kao Corp...............................................   8,300    552,134
 #   Kappa Create Co., Ltd..................................   1,200     14,101
     Kasai Kogyo Co., Ltd...................................   7,000     64,538
     Katakura & Co-op Agri Corp.............................   1,800     19,268
     Katakura Industries Co., Ltd...........................   4,600     49,656
     Kato Works Co., Ltd....................................   1,200     34,430
     KAWADA TECHNOLOGIES, Inc...............................     900     51,786
     Kawagishi Bridge Works Co., Ltd........................     600     18,033
     Kawai Musical Instruments Manufacturing Co., Ltd.......   1,100     38,145
     Kawasaki Heavy Industries, Ltd.........................  17,300    409,983
 #*  Kawasaki Kisen Kaisha, Ltd.............................  16,900    225,201
     Kawasumi Laboratories, Inc.............................   3,000     17,981
     KDDI Corp..............................................  51,200  1,239,032
     KeePer Technical Laboratory Co., Ltd...................     900      8,793
     Keihan Holdings Co., Ltd...............................  16,300    618,523
     Keihanshin Building Co., Ltd...........................   6,900     50,804
     Keihin Co., Ltd........................................     900     11,806
     Keihin Corp............................................  12,500    246,124
 #   Keikyu Corp............................................  16,500    244,198
     Keio Corp..............................................   2,600    141,217
     Keisei Electric Railway Co., Ltd.......................   5,000    154,090
     Keiyo Bank, Ltd. (The).................................  23,200    169,178
     Keiyo Co., Ltd.........................................   6,600     32,664
     KEL Corp...............................................   1,000      8,601
     Kenedix, Inc...........................................  34,100    177,494
     Kenko Mayonnaise Co., Ltd..............................   2,600     55,599
     Kewpie Corp............................................  21,500    494,212
 #   Key Coffee, Inc........................................   1,600     28,423
     Keyence Corp...........................................   1,600    781,631
     KFC Holdings Japan, Ltd................................   2,700     47,479

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      KH Neochem Co., Ltd....................................   4,300 $122,123
  *   KI Holdings Co., Ltd...................................   6,000   18,981
      Kikkoman Corp..........................................     900   49,309
      Kimoto Co., Ltd........................................   4,300    8,516
      Kimura Chemical Plants Co., Ltd........................   5,400   18,834
      Kimura Unity Co., Ltd..................................   1,200   12,194
      Kinden Corp............................................  16,900  270,972
      King Co., Ltd..........................................   3,600   14,554
      King Jim Co., Ltd......................................   2,500   20,304
  #*  Kinki Sharyo Co., Ltd. (The)...........................     500   10,061
  *   Kintetsu Department Store Co., Ltd.....................     900   28,294
      Kintetsu Group Holdings Co., Ltd.......................   5,000  192,070
      Kintetsu World Express, Inc............................   9,800  152,472
      Kirindo Holdings Co., Ltd..............................   1,900   26,557
      Kissei Pharmaceutical Co., Ltd.........................   6,600  189,643
      Ki-Star Real Estate Co., Ltd...........................   2,000   35,257
      Kitagawa Corp..........................................   2,400   56,341
      Kita-Nippon Bank, Ltd. (The)...........................   1,700   37,872
  #   Kitano Construction Corp...............................     700   23,522
  #   Kitanotatsujin Corp....................................   4,600   23,684
      Kito Corp..............................................   5,200   78,623
      Kitz Corp..............................................  10,900   86,854
      Kiyo Bank, Ltd. (The)..................................  13,700  203,029
  #   KLab, Inc..............................................   8,400   73,957
  *   KNT-CT Holdings Co., Ltd...............................   1,300   14,285
      Koa Corp...............................................   2,600   35,981
      Koatsu Gas Kogyo Co., Ltd..............................   6,900   50,195
      Kobayashi Pharmaceutical Co., Ltd......................   1,400   91,311
  #   Kobe Bussan Co., Ltd...................................   3,200   81,255
  *   Kobe Electric Railway Co., Ltd.........................     700   24,767
      Kobe Steel, Ltd........................................ 104,400  839,408
      Kobelco Eco-Solutions Co., Ltd.........................   1,200   19,399
      Koei Tecmo Holdings Co., Ltd...........................   1,300   20,576
      Kohnan Shoji Co., Ltd..................................   1,000   25,019
      Kohsoku Corp...........................................   1,700   15,669
      Koito Manufacturing Co., Ltd...........................   7,200  342,764
  *   Kojima Co., Ltd........................................   5,800   25,551
      Kokusai Co., Ltd.......................................   2,400   17,116
      Kokuyo Co., Ltd........................................   8,900  140,501
      KOMAIHALTEC, Inc.......................................     500    9,621
      Komatsu Matere Co., Ltd................................   3,800   31,403
      Komatsu Wall Industry Co., Ltd.........................   1,400   25,724
      Komatsu, Ltd...........................................  23,100  601,580
      KOMEDA Holdings Co., Ltd...............................   7,000  137,702
      Komehyo Co., Ltd.......................................   1,100   15,071
      Komeri Co., Ltd........................................   6,600  171,037
      Komori Corp............................................  10,500  113,629
      Konaka Co., Ltd........................................   5,700   25,234
      Konami Holdings Corp...................................   4,700  179,306
      Kondotec, Inc..........................................   3,600   32,659
      Konica Minolta, Inc....................................  96,100  951,235
      Konishi Co., Ltd.......................................   4,100   57,450
      Konoike Transport Co., Ltd.............................   5,000   75,612
  #   Konoshima Chemical Co., Ltd............................     700    4,440
      Kosaido Co., Ltd.......................................   2,900   11,782
      Kose Corp..............................................   1,100  164,391
  #   Kosei Securities Co., Ltd. (The).......................   1,000    9,508
      Koshidaka Holdings Co., Ltd............................   5,600   65,265
      Kotobuki Spirits Co., Ltd..............................   2,500   95,764

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
  *   Kourakuen Holdings Corp................................     900 $ 14,756
      Krosaki Harima Corp....................................   1,400   92,586
      KRS Corp...............................................   1,500   33,772
      K's Holdings Corp......................................  29,800  376,461
      KU Holdings Co., Ltd...................................   3,800   31,216
      Kubota Corp............................................  31,400  495,705
      Kumagai Gumi Co., Ltd..................................   7,700  201,111
      Kumiai Chemical Industry Co., Ltd......................  10,210   63,555
      Kura Corp..............................................   1,800  104,312
      Kurabo Industries, Ltd.................................   3,100   74,832
      Kuraray Co., Ltd.......................................  64,400  884,567
      Kureha Corp............................................   3,400  218,500
      Kurimoto, Ltd..........................................   2,100   31,408
      Kurita Water Industries, Ltd...........................  14,600  359,600
      Kuriyama Holdings Corp.................................   1,000   15,538
      Kushikatsu Tanaka Holdings Co..........................     400   10,668
      Kusuri no Aoki Holdings Co., Ltd.......................   1,600  114,997
  #   KYB Corp...............................................   3,800   91,149
      Kyocera Corp...........................................  14,300  773,957
      Kyoden Co., Ltd........................................   4,900   24,045
      Kyodo Printing Co., Ltd................................   1,600   40,173
  #   Kyoei Steel, Ltd.......................................   4,700   85,140
      Kyokuto Boeki Kaisha, Ltd..............................   1,500   26,512
      Kyokuto Kaihatsu Kogyo Co., Ltd........................   6,400   91,366
      Kyokuto Securities Co., Ltd............................   5,500   66,396
      Kyokuyo Co., Ltd.......................................   2,100   57,665
      KYORIN Holdings, Inc...................................   5,400  117,933
      Kyoritsu Maintenance Co., Ltd..........................   6,380  283,443
      Kyoritsu Printing Co., Ltd.............................   7,400   16,916
      Kyosan Electric Manufacturing Co., Ltd.................  10,000   46,636
      Kyowa Electronic Instruments Co., Ltd..................   5,000   17,937
      Kyowa Exeo Corp........................................  11,219  302,415
      Kyowa Hakko Kirin Co., Ltd.............................   2,400   46,480
      Kyowa Leather Cloth Co., Ltd...........................   3,800   28,614
      Kyudenko Corp..........................................   6,000  218,301
      Kyushu Electric Power Co., Inc.........................  12,100  140,565
      Kyushu Financial Group, Inc............................  67,150  296,335
      Kyushu Leasing Service Co., Ltd........................   2,100   12,960
      LAC Co., Ltd...........................................   1,800   28,236
      Lacto Japan Co., Ltd...................................     600   35,326
  #*  LAND Co., Ltd.......................................... 139,400   13,743
  *   Laox Co., Ltd..........................................   4,600   14,680
      Lasertec Corp..........................................   5,800  166,986
      Lawson, Inc............................................   3,000  190,433
      LEC, Inc...............................................   5,400  108,117
      Leopalace21 Corp.......................................  69,000  287,417
      Life Corp..............................................   3,600   89,077
  *   LIFULL Co., Ltd........................................   9,800   66,343
  #   Like Co., Ltd..........................................   1,100   16,093
  #*  LINE Corp..............................................     600   19,129
      Linical Co., Ltd.......................................   1,100   15,294
      Link And Motivation, Inc...............................   4,700   46,198
      Lintec Corp............................................   6,100  144,368
      Lion Corp..............................................   7,200  135,366
      LIXIL Group Corp.......................................  30,400  477,910
      Lonseal Corp...........................................     800   13,368
      Look Holdings, Inc.....................................   2,600   26,463
  #*  M&A Capital Partners Co., Ltd..........................     900   44,257
      M3, Inc................................................  13,200  213,933

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Mabuchi Motor Co., Ltd.................................   5,600 $199,199
      Macnica Fuji Electronics Holdings, Inc.................  10,050  145,291
      Macromill, Inc.........................................   3,400   67,282
      Maeda Corp.............................................  18,900  213,564
      Maeda Kosen Co., Ltd...................................   5,500  106,491
      Maeda Road Construction Co., Ltd.......................  13,000  236,781
      Maezawa Kasei Industries Co., Ltd......................   2,300   22,887
      Maezawa Kyuso Industries Co., Ltd......................   2,100   33,874
      Makino Milling Machine Co., Ltd........................   4,400  167,455
      Mamezou Holdings Co., Ltd..............................   3,800   30,806
  #   Mamiya-Op Co., Ltd.....................................   1,100    9,668
      Mandom Corp............................................   2,000   55,501
      Mani, Inc..............................................   1,200   55,145
      MarkLines Co., Ltd.....................................   1,200   16,488
      Marubeni Corp..........................................  56,400  457,330
      Marubun Corp...........................................   3,300   22,711
      Marudai Food Co., Ltd..................................   4,200   68,395
      Marufuji Sheet Piling Co., Ltd.........................     400    8,853
      Maruha Nichiro Corp....................................  10,800  390,981
      Marui Group Co., Ltd...................................  15,800  340,202
      Maruichi Steel Tube, Ltd...............................   2,900   83,561
      Maruka Machinery Co., Ltd..............................     900   18,923
  #   Marumae Co., Ltd.......................................   1,200    8,134
  #   Marusan Securities Co., Ltd............................   7,400   56,984
      Maruwa Co., Ltd........................................   2,200  124,333
      Maruwa Unyu Kikan Co., Ltd.............................   1,400   44,779
      Maruyama Manufacturing Co., Inc........................     600    8,691
  *   Maruzen CHI Holdings Co., Ltd..........................   3,900   12,049
      Maruzen Co., Ltd.......................................   1,000   20,231
      Maruzen Showa Unyu Co., Ltd............................   2,200   58,178
      Marvelous, Inc.........................................   6,800   54,481
      Matsuda Sangyo Co., Ltd................................   3,100   38,488
      Matsui Construction Co., Ltd...........................   3,000   21,938
      Matsui Securities Co., Ltd.............................   9,500   96,823
      Matsumotokiyoshi Holdings Co., Ltd.....................   5,500  198,846
      Matsuyafoods Holdings co., Ltd.........................   2,000   64,551
      Max Co., Ltd...........................................   5,900   79,431
      Maxell Holdings, Ltd...................................  10,700  136,347
      Maxvalu Nishinihon Co., Ltd............................     900   14,913
      Maxvalu Tokai Co., Ltd.................................   1,100   24,273
      Mazda Motor Corp.......................................  58,400  622,023
      McDonald's Holdings Co. Japan, Ltd.....................   2,500  110,031
      MCJ Co., Ltd...........................................  15,800  125,801
      Mebuki Financial Group, Inc............................ 118,350  360,419
      MEC Co., Ltd...........................................   2,200   28,762
  #   Media Do Holdings Co., Ltd.............................   1,000   21,435
  #*  Medical Data Vision Co., Ltd...........................   2,400   37,786
      Medical System Network Co., Ltd........................   7,000   33,210
      Medipal Holdings Corp..................................   6,000  128,437
      Medius Holdings Co., Ltd...............................   1,500   11,318
      Megachips Corp.........................................   4,900   94,067
      Megmilk Snow Brand Co., Ltd............................  12,500  292,406
      Meidensha Corp.........................................   9,200  130,335
      Meiji Electric Industries Co., Ltd.....................   1,500   27,455
      Meiji Shipping Co., Ltd................................   2,700    9,116
      Meiko Electronics Co., Ltd.............................   4,600  115,035
      Meiko Network Japan Co., Ltd...........................   5,300   46,548
      Meisei Industrial Co., Ltd.............................   2,800   21,162
      Meitec Corp............................................   4,100  171,760

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Meito Sangyo Co., Ltd..................................   2,500 $   33,567
     Meiwa Corp.............................................   3,500     13,456
     Meiwa Estate Co., Ltd..................................   2,100     11,653
     Melco Holdings, Inc....................................   2,100     70,111
     Menicon Co., Ltd.......................................   5,200    114,942
     Mercuria Investment Co., Ltd...........................   1,500     11,157
 #   Mesco, Inc.............................................     600      6,346
     METAWATER Co., Ltd.....................................   1,400     35,899
     Michinoku Bank, Ltd. (The).............................   3,599     57,005
     Micronics Japan Co., Ltd...............................   3,600     23,016
     Mie Kotsu Group Holdings, Inc..........................  12,100     56,176
     Mikuni Corp............................................   7,000     38,388
     Milbon Co., Ltd........................................   2,480     89,028
     Mimaki Engineering Co., Ltd............................   3,700     37,997
     Mimasu Semiconductor Industry Co., Ltd.................   3,500     45,943
     Minebea Mitsumi, Inc...................................  35,490    542,927
     Ministop Co., Ltd......................................   1,800     33,235
     Mipox Corp.............................................   2,400      9,559
     Miraca Holdings, Inc...................................  14,000    340,816
 #   Miraial Co., Ltd.......................................   1,700     15,466
     Mirait Holdings Corp...................................  12,610    203,611
     Miroku Jyoho Service Co., Ltd..........................   2,600     49,022
     Misawa Homes Co., Ltd..................................   6,700     50,345
     MISUMI Group, Inc......................................  11,700    234,477
     Mitani Corp............................................   2,000     95,407
 #   Mitani Sangyo Co., Ltd.................................   2,900      8,272
     Mitani Sekisan Co., Ltd................................   1,000     22,686
     Mito Securities Co., Ltd...............................  11,600     33,564
     Mitsuba Corp...........................................   9,300     73,228
     Mitsubishi Corp........................................  52,400  1,474,813
     Mitsubishi Electric Corp............................... 112,800  1,427,984
     Mitsubishi Estate Co., Ltd.............................  39,800    636,076
     Mitsubishi Gas Chemical Co., Inc.......................  15,500    260,186
     Mitsubishi Heavy Industries, Ltd.......................  27,600    972,947
     Mitsubishi Kakoki Kaisha, Ltd..........................   1,100     16,332
     Mitsubishi Logisnext Co., Ltd..........................   8,300     98,687
 #   Mitsubishi Logistics Corp..............................   9,600    220,084
     Mitsubishi Materials Corp..............................  18,100    501,097
     Mitsubishi Paper Mills, Ltd............................   6,500     33,539
     Mitsubishi Pencil Co., Ltd.............................   4,400     76,694
     Mitsubishi Research Institute, Inc.....................   1,700     53,073
     Mitsubishi Steel Manufacturing Co., Ltd................   2,900     50,911
     Mitsubishi UFJ Financial Group, Inc.................... 507,700  3,072,848
     Mitsubishi UFJ Lease & Finance Co., Ltd................  98,600    506,726
     Mitsuboshi Belting, Ltd................................   3,500     85,983
     Mitsui & Co., Ltd......................................  62,100  1,037,604
     Mitsui Chemicals, Inc..................................  24,000    538,180
 *   Mitsui E&S Holdings Co., Ltd...........................  17,000    285,466
     Mitsui Fudosan Co., Ltd................................  15,600    351,347
 #   Mitsui High-Tec, Inc...................................   3,800     40,823
     Mitsui Matsushima Holdings Co., Ltd....................   1,100     17,246
     Mitsui Mining & Smelting Co., Ltd......................  17,700    501,488
     Mitsui OSK Lines, Ltd..................................  18,500    449,634
     Mitsui Sugar Co., Ltd..................................   2,500     67,250
 *   Mitsui-Soko Holdings Co., Ltd..........................   6,000     92,637
     Mitsuuroko Group Holdings Co., Ltd.....................   5,100     33,258
     Mixi, Inc..............................................  13,300    290,604
     Miyaji Engineering Group, Inc..........................   1,500     36,156
     Miyazaki Bank, Ltd. (The)..............................   2,800     72,945

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
    Miyoshi Oil & Fat Co., Ltd.............................       700 $    7,695
    Mizuho Financial Group, Inc............................ 1,042,099  1,789,662
    Mizuno Corp............................................     2,300     53,816
#   Mobile Factory, Inc....................................     1,400     17,285
    Modec, Inc.............................................     1,500     44,966
#   Molitec Steel Co., Ltd.................................     2,000      8,932
#   Monex Group, Inc.......................................    45,600    178,837
    Monogatari Corp. (The).................................       900     80,354
    MonotaRO Co., Ltd......................................     9,800    216,057
    MORESCO Corp...........................................     1,700     23,443
    Mori-Gumi Co., Ltd.....................................     1,900      5,779
    Morinaga & Co., Ltd....................................     5,600    224,688
    Morinaga Milk Industry Co., Ltd........................    11,000    293,212
    Morita Holdings Corp...................................     3,700     70,450
    Morito Co., Ltd........................................     3,500     26,471
    Morozoff, Ltd..........................................       500     24,459
    Mory Industries, Inc...................................     1,200     29,555
    MrMax Holdings, Ltd....................................     3,800     17,605
    MS&AD Insurance Group Holdings, Inc....................    20,500    615,763
    MTI, Ltd...............................................     5,800     27,927
#   Mugen Estate Co., Ltd..................................     2,600     14,872
    Murakami Corp..........................................     1,000     24,153
    Murata Manufacturing Co., Ltd..........................     4,500    700,358
    Musashi Seimitsu Industry Co., Ltd.....................    12,800    186,802
    Musashino Bank, Ltd. (The).............................     6,700    180,808
    Muto Seiko Co..........................................       900      4,741
    Mutoh Holdings Co., Ltd................................       200      4,026
*   Mynet, Inc.............................................     2,500     24,533
    N Field Co., Ltd.......................................     1,600     24,439
    Nabtesco Corp..........................................    13,500    296,336
    NAC Co., Ltd...........................................     2,700     26,174
    Nachi-Fujikoshi Corp...................................     3,900    158,839
#   Nadex Co., Ltd.........................................     1,100     10,379
    Nafco Co., Ltd.........................................     1,700     27,246
#   Nagano Bank, Ltd. (The)................................     1,800     27,348
    Nagano Keiki Co., Ltd..................................     2,200     18,299
    Nagase & Co., Ltd......................................    10,900    171,207
    Nagatanien Holdings Co., Ltd...........................     2,200     53,767
    Nagawa Co., Ltd........................................       900     43,371
    Nagoya Railroad Co., Ltd...............................     8,300    200,456
#   Naigai Tec Corp........................................       300      4,326
#   Naigai Trans Line, Ltd.................................     1,400     20,098
    Nakabayashi Co., Ltd...................................     4,900     27,355
    Nakamoto Packs Co., Ltd................................       400      6,532
#*  Nakamura Choukou Co., Ltd..............................       300      3,662
    Nakamuraya Co., Ltd....................................       600     23,875
    Nakanishi, Inc.........................................     3,900     91,244
    Nakano Corp............................................     2,100     12,078
    Nakayama Steel Works, Ltd..............................     5,100     26,811
    Nakayamafuku Co., Ltd..................................     1,900     10,388
    Nakayo, Inc............................................     1,100     15,088
    Namura Shipbuilding Co., Ltd...........................    10,100     44,884
    Nankai Electric Railway Co., Ltd.......................     7,300    178,777
    Nanto Bank, Ltd. (The).................................     6,400    146,357
    Narasaki Sangyo Co., Ltd...............................     1,000     17,102
    Natori Co., Ltd........................................       800     12,661
    NEC Capital Solutions, Ltd.............................     2,400     37,714
    NEC Corp...............................................    27,200    780,782
    NEC Networks & System Integration Corp.................     3,200     69,747

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      NET One Systems Co., Ltd...............................  7,100 $148,648
      Neturen Co., Ltd.......................................  7,600   66,933
  *   New Japan Chemical Co., Ltd............................  5,200    9,449
  *   Nexon Co., Ltd......................................... 14,500  165,405
  #   Nextage Co., Ltd.......................................  3,700   33,963
      Nexyz Group Corp.......................................  1,100   18,971
      NGK Insulators, Ltd.................................... 26,000  365,926
      NGK Spark Plug Co., Ltd................................ 18,600  376,376
      NH Foods, Ltd.......................................... 12,500  431,073
      NHK Spring Co., Ltd.................................... 47,800  409,296
  #   Nicca Chemical Co., Ltd................................  1,900   20,265
  #   Nice Holdings, Inc.....................................  1,400   14,451
      Nichia Steel Works, Ltd................................  6,500   18,452
      Nichias Corp........................................... 14,500  315,958
      Nichiban Co., Ltd......................................  1,500   29,139
      Nichicon Corp.......................................... 11,300   94,008
      Nichiden Corp..........................................  2,000   32,440
      Nichiha Corp...........................................  7,200  159,006
      NichiiGakkan Co., Ltd.................................. 12,000  111,773
      Nichirei Corp.......................................... 15,400  369,878
      Nichireki Co., Ltd.....................................  5,800   53,129
      Nichirin Co., Ltd......................................  2,810   59,356
      Nidec Corp.............................................  3,800  488,090
      Nidec Corp., Sponsored ADR.............................    776   24,867
  #   Nifco, Inc............................................. 16,200  369,190
      Nihon Chouzai Co., Ltd.................................  2,100   65,085
  #*  Nihon Dempa Kogyo Co., Ltd.............................  3,900   17,018
      Nihon Dengi Co., Ltd...................................    600   15,802
      Nihon Denkei Co., Ltd..................................    900   13,118
  #   Nihon Eslead Corp......................................  1,200   16,251
      Nihon Flush Co., Ltd...................................    800   15,330
  #   Nihon House Holdings Co., Ltd.......................... 11,100   50,645
      Nihon Kagaku Sangyo Co., Ltd...........................  1,800   20,418
      Nihon Kohden Corp......................................  6,800  203,580
      Nihon M&A Center, Inc..................................  6,000  143,774
  #   Nihon Nohyaku Co., Ltd.................................  9,800   54,308
      Nihon Parkerizing Co., Ltd............................. 12,300  148,544
      Nihon Plast Co., Ltd...................................  3,800   30,736
      Nihon Tokushu Toryo Co., Ltd...........................  1,400   26,846
      Nihon Unisys, Ltd...................................... 16,300  357,202
      Nihon Yamamura Glass Co., Ltd..........................  1,600   23,801
      Nikkiso Co., Ltd.......................................  8,400   97,533
      Nikko Co., Ltd.........................................  1,000   21,932
      Nikkon Holdings Co., Ltd............................... 13,300  321,388
  #   Nikon Corp............................................. 23,300  406,180
      Nintendo Co., Ltd......................................    900  280,983
      Nippi, Inc.............................................    400   10,851
      Nippo Corp............................................. 10,900  178,708
      Nippon Air Conditioning Services Co., Ltd..............  3,800   26,019
      Nippon Aqua Co., Ltd...................................  4,900   15,680
      Nippon Beet Sugar Manufacturing Co., Ltd...............  2,000   34,853
      Nippon Carbide Industries Co., Inc.....................  1,700   28,057
      Nippon Carbon Co., Ltd.................................  2,000  113,099
      Nippon Chemical Industrial Co., Ltd....................  1,799   48,965
      Nippon Chemi-Con Corp..................................  3,900   88,310
      Nippon Chemiphar Co., Ltd..............................    500   18,407
      Nippon Coke & Engineering Co., Ltd..................... 51,300   47,257
      Nippon Commercial Development Co., Ltd.................  3,100   46,995
      Nippon Concept Corp....................................  1,000   10,038

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Nippon Concrete Industries Co., Ltd....................   8,800 $ 23,713
  #   Nippon Denko Co., Ltd..................................  19,900   47,265
      Nippon Densetsu Kogyo Co., Ltd.........................   6,900  139,519
      Nippon Electric Glass Co., Ltd.........................  12,100  304,865
      Nippon Express Co., Ltd................................   9,100  574,288
      Nippon Filcon Co., Ltd.................................   1,500    7,709
      Nippon Fine Chemical Co., Ltd..........................   2,700   26,058
      Nippon Flour Mills Co., Ltd............................  10,600  175,561
      Nippon Gas Co., Ltd....................................  10,100  305,515
      Nippon Hume Corp.......................................   4,000   32,127
      Nippon Kanzai Co., Ltd.................................     700   12,777
      Nippon Kinzoku Co., Ltd................................   1,500   19,247
  #   Nippon Kodoshi Corp....................................   1,600   36,166
      Nippon Koei Co., Ltd...................................   2,200   49,521
      Nippon Koshuha Steel Co., Ltd..........................   2,000   12,111
      Nippon Light Metal Holdings Co., Ltd................... 175,500  370,059
  #   Nippon Paint Holdings Co., Ltd.........................   6,900  215,534
  #   Nippon Paper Industries Co., Ltd.......................  19,900  360,545
      Nippon Parking Development Co., Ltd....................  20,100   28,177
      Nippon Pillar Packing Co., Ltd.........................   5,000   66,968
      Nippon Piston Ring Co., Ltd............................   1,500   28,202
      Nippon Road Co., Ltd. (The)............................   1,600   88,435
      Nippon Seiki Co., Ltd..................................   9,000  158,381
      Nippon Seisen Co., Ltd.................................   1,000   30,777
  #*  Nippon Sharyo, Ltd.....................................   2,200   57,849
  #   Nippon Sheet Glass Co., Ltd............................  28,900  244,504
      Nippon Shokubai Co., Ltd...............................   2,900  187,101
      Nippon Signal Co., Ltd.................................  11,300  103,464
      Nippon Soda Co., Ltd...................................   6,000  155,924
      Nippon Steel & Sumikin Bussan Corp.....................   3,100  135,027
      Nippon Steel & Sumitomo Metal Corp.....................  42,640  786,545
      Nippon Suisan Kaisha, Ltd..............................  89,000  568,503
      Nippon Systemware Co., Ltd.............................   1,400   29,047
      Nippon Telegraph & Telephone Corp......................  10,500  433,005
      Nippon Thompson Co., Ltd...............................  10,800   62,455
      Nippon View Hotel Co., Ltd.............................   1,000   11,418
  #   Nippon Yakin Kogyo Co., Ltd............................   8,600   22,859
      Nippon Yusen K.K.......................................  26,100  420,886
      Nishikawa Rubber Co., Ltd..............................     400    7,029
      Nishimatsu Construction Co., Ltd.......................  10,100  235,435
      Nishimatsuya Chain Co., Ltd............................   5,900   52,517
      Nishi-Nippon Financial Holdings, Inc...................  28,000  266,086
  #   Nishi-Nippon Railroad Co., Ltd.........................   7,600  188,034
      Nishio Rent All Co., Ltd...............................   4,900  157,886
      Nissan Shatai Co., Ltd.................................  14,400  115,990
      Nissan Tokyo Sales Holdings Co., Ltd...................   4,900   15,055
  #   Nissei ASB Machine Co., Ltd............................   2,400   80,425
      Nissei Plastic Industrial Co., Ltd.....................   2,700   25,114
  #   Nissha Co., Ltd........................................   5,100   82,996
      Nisshin Fudosan Co.....................................   6,400   29,837
      Nisshin Oillio Group, Ltd. (The).......................   6,400  192,051
      Nisshin Seifun Group, Inc..............................   1,040   20,694
      Nisshin Steel Co., Ltd.................................   9,800  127,915
      Nisshinbo Holdings, Inc................................  24,911  274,236
      Nissin Corp............................................   2,800   53,813
      Nissin Electric Co., Ltd...............................   9,100   74,344
      Nissin Kogyo Co., Ltd..................................   9,500  138,217
      Nissin Sugar Co., Ltd..................................   2,500   49,504
  #   Nissui Pharmaceutical Co., Ltd.........................   2,600   28,773

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nitori Holdings Co., Ltd...............................   1,500 $  195,860
     Nitta Corp.............................................   2,000     72,589
     Nitta Gelatin, Inc.....................................   3,200     21,627
     Nittan Valve Co., Ltd..................................   4,000     12,116
     Nittetsu Mining Co., Ltd...............................   1,100     46,754
     Nitto Boseki Co., Ltd..................................   4,800     94,840
     Nitto Denko Corp.......................................   4,000    249,900
 #   Nitto FC Co., Ltd......................................   3,400     23,631
     Nitto Fuji Flour Milling Co., Ltd......................     300     14,324
     Nitto Kogyo Corp.......................................   5,000     87,081
     Nitto Kohki Co., Ltd...................................   2,400     49,991
     Nitto Seiko Co., Ltd...................................   4,900     27,072
 #   Nittoc Construction Co., Ltd...........................   6,700     43,771
     Nittoku Engineering Co., Ltd...........................   2,700     71,585
     NJS Co., Ltd...........................................   1,500     23,347
 #   nms Holdings Co........................................   3,600     16,734
     Noda Corp..............................................   2,000     18,344
     Noevir Holdings Co., Ltd...............................   2,200     93,584
     NOF Corp...............................................   9,000    254,867
     Nohmi Bosai, Ltd.......................................   2,600     54,738
     Nojima Corp............................................   8,500    200,760
     NOK Corp...............................................  16,000    230,221
     Nomura Co., Ltd........................................   5,000    113,554
     Nomura Holdings, Inc................................... 144,300    692,923
     Nomura Real Estate Holdings, Inc.......................  18,200    341,886
     Nomura Research Institute, Ltd.........................   3,663    162,394
     Noritake Co., Ltd......................................   2,300    114,836
     Noritsu Koki Co., Ltd..................................   4,500    101,124
     Noritz Corp............................................   7,100    103,098
     North Pacific Bank, Ltd................................  59,800    179,323
     Nozawa Corp............................................   2,000     20,778
     NS Solutions Corp......................................   5,400    161,148
     NS Tool Co., Ltd.......................................   1,100     25,927
     NS United Kaiun Kaisha, Ltd............................   3,000     73,167
     NSD Co., Ltd...........................................   3,400     71,984
     NSK, Ltd...............................................  46,100    455,465
     NTN Corp............................................... 151,000    552,303
     NTT Data Corp..........................................  17,200    220,822
     NTT DOCOMO, Inc........................................  75,000  1,859,913
 #   NTT Urban Development Corp.............................  12,700    188,744
     NuFlare Technology, Inc................................   1,000     50,250
     OAK Capital Corp.......................................  18,800     29,272
     Oat Agrio Co., Ltd.....................................     600     15,179
     Obara Group, Inc.......................................   2,900    114,017
     Obayashi Corp..........................................  67,600    596,787
     Obic Co., Ltd..........................................   1,300    118,352
     Odakyu Electric Railway Co., Ltd.......................   7,999    169,104
     Odelic Co., Ltd........................................     700     25,801
     Ogaki Kyoritsu Bank, Ltd. (The)........................   7,800    173,094
     Ohashi Technica, Inc...................................   1,900     23,759
 #   Ohba Co., Ltd..........................................   3,200     19,410
     Ohsho Food Service Corp................................   2,100    144,786
     Oiles Corp.............................................   2,440     44,804
     Oita Bank, Ltd. (The)..................................   1,700     56,226
     Oji Holdings Corp...................................... 104,000    738,517
     Okabe Co., Ltd.........................................   7,600     67,564
 #   Okada Aiyon Corp.......................................     800     11,500
     Okamoto Machine Tool Works, Ltd........................   1,100     30,298
     Okamura Corp...........................................   7,500    102,234

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Okasan Securities Group, Inc...........................  27,700 $  132,621
     Oki Electric Industry Co., Ltd.........................  22,300    305,229
     Okinawa Cellular Telephone Co..........................   3,200    117,879
     Okinawa Electric Power Co., Inc. (The).................   5,893    109,793
     OKK Corp...............................................   1,800     16,861
     OKUMA Corp.............................................   3,400    169,764
     Okumura Corp...........................................   6,500    205,141
     Okura Industrial Co., Ltd..............................   1,600     29,310
     Okuwa Co., Ltd.........................................   5,000     50,090
     Omikenshi Co., Ltd.....................................     900      5,512
     Omron Corp.............................................  11,900    481,766
     Ono Pharmaceutical Co., Ltd............................   3,200     72,620
     ONO Sokki Co., Ltd.....................................   3,200     21,180
     Onoken Co., Ltd........................................   3,300     48,137
     Onward Holdings Co., Ltd...............................  25,200    151,922
     Ootoya Holdings Co., Ltd...............................     600     11,994
 *   Open Door, Inc.........................................   1,200     28,491
     Open House Co., Ltd....................................   4,100    162,056
     OPT Holding, Inc.......................................   2,100     46,863
     Optex Group Co., Ltd...................................   3,000     54,661
 *   Optim Corp.............................................     600     19,721
     Oracle Corp............................................   1,300     87,996
     Organo Corp............................................   1,800     50,016
 #   Orient Corp............................................  83,000    129,833
     Oriental Land Co., Ltd.................................   2,900    272,813
     Origin Electric Co., Ltd...............................   1,400     20,000
     ORIX Corp.............................................. 153,300  2,497,409
     Osaka Gas Co., Ltd.....................................   9,400    171,888
     Osaka Organic Chemical Industry, Ltd...................   3,500     42,758
     Osaka Soda Co., Ltd....................................   1,800     42,328
     Osaka Steel Co., Ltd...................................   2,600     46,045
     OSAKA Titanium Technologies Co., Ltd...................   4,000     62,796
     Osaki Electric Co., Ltd................................   8,000     51,130
     OSG Corp...............................................  14,700    303,321
     OSJB Holdings Corp.....................................  15,200     38,397
     Otsuka Corp............................................   4,100    135,992
     Otsuka Holdings Co., Ltd...............................   7,000    334,796
 #   Otsuka Kagu, Ltd.......................................   1,700      3,969
     OUG Holdings, Inc......................................     500     11,703
 #   Outsourcing, Inc.......................................  12,500    158,434
     Oyo Corp...............................................   4,800     54,767
     Pacific Industrial Co., Ltd............................   9,300    135,875
 #   Pacific Metals Co., Ltd................................   1,400     39,282
     Pack Corp. (The).......................................   1,600     45,793
     PAL GROUP Holdings Co., Ltd............................   2,900     84,967
     PALTAC Corp............................................   4,300    219,083
 #   PAPYLESS Co., Ltd......................................     700     18,072
     Paraca, Inc............................................   1,500     27,341
     Paramount Bed Holdings Co., Ltd........................   2,400    100,980
 #   Parco Co., Ltd.........................................   4,900     52,013
     Paris Miki Holdings, Inc...............................   3,400     14,602
 #   Park24 Co., Ltd........................................   8,000    210,465
     Parker Corp............................................   3,000     15,200
 *   Pasco Corp.............................................     800      8,276
     Pasona Group, Inc......................................   4,200     51,097
     PC Depot Corp..........................................   7,800     39,163
 #   Pegasus Sewing Machine Manufacturing Co., Ltd..........   1,500     10,540
     Penta-Ocean Construction Co., Ltd......................  81,400    486,989
 #   Pepper Food Service Co., Ltd...........................   1,600     44,940

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Persol Holdings Co., Ltd...............................   7,300 $138,493
      PIA Corp...............................................     900   43,022
      Pickles Corp...........................................     700   13,907
      Pigeon Corp............................................   6,800  287,587
      Pilot Corp.............................................   4,600  254,096
      Piolax, Inc............................................   4,100   89,335
  #*  Pioneer Corp...........................................  55,300   49,516
  #   Plenus Co., Ltd........................................   3,900   62,416
      Pola Orbis Holdings, Inc...............................   4,000  106,856
      Poletowin Pitcrew Holdings, Inc........................   2,300   51,483
      Press Kogyo Co., Ltd...................................  13,900   63,550
      Pressance Corp.........................................  10,700  121,690
      Prestige International, Inc............................   4,500   51,230
      Prima Meat Packers, Ltd................................   7,199  135,965
      Pronexus, Inc..........................................   1,800   17,493
      Pro-Ship, Inc..........................................     500   11,083
      Prospect Co., Ltd...................................... 125,000   42,190
      Proto Corp.............................................   1,800   23,864
  #   PS Mitsubishi Construction Co., Ltd....................   8,000   44,477
      Punch Industry Co., Ltd................................   4,300   24,532
      Qol Holdings Co., Ltd..................................   5,700  119,966
      Quick Co., Ltd.........................................   1,500   24,159
      Raito Kogyo Co., Ltd...................................   8,000  108,061
      Rakus Co., Ltd.........................................     800   14,684
      Rakuten, Inc........................................... 110,700  748,773
      Rasa Corp..............................................   1,700   14,093
      Rasa Industries, Ltd...................................   2,100   34,564
      Raysum Co., Ltd........................................   3,500   43,088
  #   RECOMM Co., Ltd........................................   7,800   15,096
      Recruit Holdings Co., Ltd..............................  23,500  630,730
      Relia, Inc.............................................   3,600   39,757
      Relo Group, Inc........................................   9,200  216,811
      Renaissance, Inc.......................................   2,600   52,380
      Renesas Easton Co., Ltd................................   4,100   17,509
  *   Renesas Electronics Corp...............................  61,200  322,400
      Rengo Co., Ltd.........................................  34,700  302,478
  *   RENOVA, Inc............................................   4,400   47,737
  *   Renown, Inc............................................  17,300   17,679
      Resol Holdings Co., Ltd................................     300   11,246
      Resona Holdings, Inc...................................  91,300  480,241
      Resorttrust, Inc.......................................  22,500  346,510
  #   Retail Partners Co., Ltd...............................   2,500   28,594
      Rheon Automatic Machinery Co., Ltd.....................   2,500   42,742
      Rhythm Watch Co., Ltd..................................   1,300   23,021
      Riberesute Corp........................................   1,300   10,734
      Ricoh Co., Ltd.........................................  61,300  611,914
      Ricoh Leasing Co., Ltd.................................   2,800   91,915
      Ride On Express Holdings Co., Ltd......................   1,500   18,430
      Right On Co., Ltd......................................   4,200   34,944
      Riken Corp.............................................   1,700   81,361
      Riken Keiki Co., Ltd...................................   1,300   25,659
      Riken Technos Corp.....................................   8,700   39,197
      Riken Vitamin Co., Ltd.................................   1,700   52,416
  #   Ringer Hut Co., Ltd....................................   2,500   50,082
      Rinnai Corp............................................   4,700  341,428
      Rion Co., Ltd..........................................   1,000   19,978
      Riso Kagaku Corp.......................................   2,100   44,291
      Riso Kyoiku Co., Ltd...................................   4,900   51,830
  #   Rix Corp...............................................     800   11,190

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Rock Field Co., Ltd....................................  2,800 $ 40,538
      Rohm Co., Ltd..........................................  6,200  435,886
      Rohto Pharmaceutical Co., Ltd..........................  7,200  228,042
      Rokko Butter Co., Ltd..................................  3,200   69,079
      Roland DG Corp.........................................  3,300   70,276
      Rorze Corp.............................................  2,300   39,401
      Round One Corp......................................... 18,100  214,681
      Royal Holdings Co., Ltd................................  5,300  131,136
  #   RS Technologies Co., Ltd...............................    600   24,324
  *   RVH, Inc...............................................  3,800    8,985
      Ryobi, Ltd.............................................  6,600  191,574
      Ryoden Corp............................................  3,500   48,641
      Ryohin Keikaku Co., Ltd................................  1,300  343,629
      Ryosan Co., Ltd........................................  3,500  100,704
      Ryoyo Electro Corp.....................................  4,600   65,966
      S Foods, Inc...........................................  2,100   84,603
      S LINE Co., Ltd........................................  1,300   13,865
      Sac's Bar Holdings, Inc................................  4,300   38,110
      Saibu Gas Co., Ltd.....................................  4,400   97,987
      Saison Information Systems Co., Ltd....................    800    9,106
      Sakai Chemical Industry Co., Ltd.......................  2,000   46,082
      Sakai Moving Service Co., Ltd..........................  2,400  123,839
      Sakai Ovex Co., Ltd....................................  1,500   29,812
      Sakata INX Corp........................................  6,800   67,327
  #   Sakura Internet, Inc...................................  2,600   12,666
      Sala Corp.............................................. 11,500   65,802
      SAMTY Co., Ltd.........................................  5,300   69,386
      San Holdings, Inc......................................    800   18,678
      San ju San Financial Group, Inc........................  3,450   61,067
      San-A Co., Ltd.........................................  2,800  118,127
      San-Ai Oil Co., Ltd....................................  9,200   98,925
  *   Sanden Holdings Corp...................................  5,500   60,097
      Sanei Architecture Planning Co., Ltd...................  2,800   40,835
      Sangetsu Corp..........................................  4,700   90,396
      San-In Godo Bank, Ltd. (The)........................... 32,000  242,795
  *   Sanix, Inc.............................................  7,600   16,200
      Sanken Electric Co., Ltd...............................  6,600  145,603
      Sanki Engineering Co., Ltd.............................  9,700   95,065
  #   Sanko Gosei, Ltd.......................................  4,500   15,687
  #   Sanko Metal Industrial Co., Ltd........................    800   21,524
      Sankyo Frontier Co., Ltd...............................    600   18,659
      Sankyo Seiko Co., Ltd..................................  8,500   34,132
      Sankyo Tateyama, Inc...................................  5,800   65,260
      Sankyu, Inc............................................  9,200  433,638
      Sanoh Industrial Co., Ltd..............................  8,500   48,412
      Sansei Landic Co., Ltd.................................  2,000   19,782
  #   Sansei Technologies, Inc...............................  2,400   33,023
  #   Sansha Electric Manufacturing Co., Ltd.................  1,700   16,539
      Sanshin Electronics Co., Ltd...........................  3,200   53,816
      Santen Pharmaceutical Co., Ltd.........................  8,600  127,382
      Sanwa Holdings Corp.................................... 24,500  287,501
      Sanyei Corp............................................    500   13,987
      Sanyo Chemical Industries, Ltd.........................  2,600  119,138
      Sanyo Denki Co., Ltd...................................  1,900   77,702
      Sanyo Electric Railway Co., Ltd........................  2,300   50,788
  #   Sanyo Engineering & Construction, Inc..................  2,300   12,925
      Sanyo Housing Nagoya Co., Ltd..........................  2,500   22,177
  #   Sanyo Shokai, Ltd......................................  2,199   37,076
      Sanyo Special Steel Co., Ltd...........................  4,300   98,876

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Sanyo Trading Co., Ltd.................................  2,400 $   37,649
 #   Sata Construction Co., Ltd.............................  3,000     10,921
     Sato Holdings Corp.....................................  5,500    162,529
     Sato Shoji Corp........................................  2,000     19,193
     Satori Electric Co., Ltd...............................  3,200     29,041
     Sawada Holdings Co., Ltd...............................  3,300     29,597
 #   Sawai Pharmaceutical Co., Ltd..........................  7,500    380,190
     Saxa Holdings, Inc.....................................  1,300     23,474
     SBI Holdings, Inc...................................... 28,600    746,832
     SBS Holdings, Inc......................................  6,000     75,946
     Scala, Inc.............................................  3,000     25,568
     SCREEN Holdings Co., Ltd...............................  7,100    385,974
     Scroll Corp............................................  4,300     18,239
     SCSK Corp..............................................  5,200    220,353
     Secom Joshinetsu Co., Ltd..............................    400     11,997
 #   Seed Co., Ltd..........................................  3,600     55,615
     Seibu Electric & Machinery Co., Ltd....................  1,200     12,365
     Seibu Holdings, Inc.................................... 26,900    488,036
     Seika Corp.............................................  1,500     23,683
     Seikagaku Corp.........................................  2,800     41,500
 *   Seikitokyu Kogyo Co., Ltd..............................  9,100     51,916
     Seiko Epson Corp....................................... 36,000    580,005
     Seiko Holdings Corp....................................  7,499    179,911
 #   Seiko PMC Corp.........................................  1,300     10,583
     Seino Holdings Co., Ltd................................ 18,200    252,040
     Seiren Co., Ltd........................................  7,800    110,972
     Sekisui Chemical Co., Ltd.............................. 43,700    687,222
     Sekisui House, Ltd..................................... 40,200    590,016
     Sekisui Jushi Corp.....................................  6,000    108,885
     Sekisui Plastics Co., Ltd..............................  5,000     38,910
     Senko Group Holdings Co., Ltd.......................... 29,200    226,933
     Senshu Electric Co., Ltd...............................  1,900     43,887
     Senshu Ikeda Holdings, Inc............................. 61,100    187,762
 *   Senshukai Co., Ltd.....................................  8,300     21,359
     Seria Co., Ltd.........................................  4,100    137,551
     Seven & I Holdings Co., Ltd............................ 50,200  2,173,659
     Seven Bank, Ltd........................................ 99,100    309,712
     Shibaura Electronics Co., Ltd..........................  1,900     82,165
     Shibaura Mechatronics Corp.............................  1,200     36,525
     Shibusawa Warehouse Co., Ltd. (The)....................  1,400     19,769
     Shibuya Corp...........................................  3,900    131,063
     Shidax Corp............................................  6,100     19,617
 #*  SHIFT, Inc.............................................  1,400     46,215
 #   Shiga Bank, Ltd. (The).................................  9,200    213,398
     Shikibo, Ltd...........................................  1,500     15,034
     Shikoku Bank, Ltd. (The)...............................  7,500     84,248
     Shikoku Chemicals Corp.................................  5,000     51,049
     Shikoku Electric Power Co., Inc........................ 14,900    187,017
     Shima Seiki Manufacturing, Ltd.........................  2,300     62,017
     Shimachu Co., Ltd......................................  5,800    152,040
     Shimamura Co., Ltd.....................................  3,300    277,578
     Shimane Bank, Ltd. (The)...............................    900      9,313
     Shimano, Inc...........................................    900    122,918
     Shimizu Bank, Ltd. (The)...............................  1,900     32,142
     Shimizu Corp........................................... 55,200    448,078
     Shin Nippon Air Technologies Co., Ltd..................  1,700     26,851
 *   Shin Nippon Biomedical Laboratories, Ltd...............  6,300     28,002
     Shinagawa Refractories Co., Ltd........................  1,200     46,071
     Shindengen Electric Manufacturing Co., Ltd.............  2,200     95,681

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Shin-Etsu Chemical Co., Ltd............................  5,900 $  493,007
     Shin-Etsu Polymer Co., Ltd.............................  7,400     54,191
 #*  Shinkawa, Ltd..........................................  3,800     17,118
     Shin-Keisei Electric Railway Co., Ltd..................    500      9,479
     Shinko Electric Industries Co., Ltd.................... 17,900    124,623
     Shinko Plantech Co., Ltd...............................  9,300     86,658
     Shinko Shoji Co., Ltd..................................  3,300     45,941
     Shinmaywa Industries, Ltd..............................  8,800    108,340
     Shinnihon Corp.........................................  6,200     58,742
 #   Shinoken Group Co., Ltd................................  7,200     59,535
     Shinsei Bank, Ltd...................................... 12,200    185,842
     Shinsho Corp...........................................    900     22,142
     Shinwa Co., Ltd........................................  1,600     31,480
     Ship Healthcare Holdings, Inc..........................  8,800    318,171
     Shiseido Co., Ltd......................................  9,800    618,336
 #   Shizuki Electric Co., Inc..............................  3,200     19,901
     Shizuoka Bank, Ltd. (The).............................. 32,400    283,468
     Shizuoka Gas Co., Ltd.................................. 13,800    119,376
     Shobunsha Publications, Inc............................  3,000     14,705
 #   Shoei Co., Ltd.........................................  1,900     74,028
 #   Shoei Foods Corp.......................................  2,200     84,517
     Shofu, Inc.............................................  2,600     29,749
 *   Shoko Co., Ltd.........................................  1,400     10,087
     Showa Aircraft Industry Co., Ltd.......................    800      9,333
     Showa Corp............................................. 14,400    198,164
     Showa Denko K.K........................................ 21,700    944,896
     Showa Sangyo Co., Ltd..................................  3,400     85,153
     Showa Shell Sekiyu K.K................................. 20,500    391,266
 #   Showa Shinku Co., Ltd..................................    700      8,409
     Sigma Koki Co., Ltd....................................    700     10,967
 #   Siix Corp..............................................  7,900    107,260
     Sinanen Holdings Co., Ltd..............................  1,700     40,477
     Sinfonia Technology Co., Ltd...........................  5,200     68,002
     Sinko Industries, Ltd..................................  2,600     37,167
     Sintokogio, Ltd........................................  9,700     83,569
     SK Kaken Co., Ltd......................................    200     84,822
 #   SK-Electronics Co., Ltd................................  2,100     34,472
     SKY Perfect JSAT Holdings, Inc......................... 30,000    133,213
 #   Skylark Holdings Co., Ltd.............................. 24,200    376,764
     SMC Corp...............................................    700    223,114
     SMK Corp...............................................  1,100     22,602
     SMS Co., Ltd...........................................  9,200    154,306
     SNT Corp...............................................  8,200     27,316
     Soda Nikka Co., Ltd....................................  4,200     24,021
     Sodick Co., Ltd........................................ 13,900    104,711
     Soft99 Corp............................................    800      7,112
     SoftBank Group Corp.................................... 47,300  3,743,265
 #   Softbank Technology Corp...............................  1,200     22,627
 #   Softbrain Co., Ltd.....................................  2,500     11,931
     Softcreate Holdings Corp...............................    800     11,370
 #   Software Service, Inc..................................    100      7,554
     Sogo Medical Holdings Co., Ltd.........................  5,100    109,422
     Sohgo Security Services Co., Ltd.......................  3,700    164,802
     Soken Chemical & Engineering Co., Ltd..................  1,100     17,189
     Solasto Corp...........................................  6,600     69,651
 #   Soliton Systems K.K....................................  2,100     18,485
     Sompo Holdings, Inc.................................... 13,800    569,188
 #   Soshin Electric Co., Ltd...............................  2,500      9,451
     Sotetsu Holdings, Inc..................................  4,900    149,844

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Sotoh Co., Ltd.........................................  1,100 $    9,682
 #   Sourcenext Corp........................................  7,600     93,745
     Space Co., Ltd.........................................  1,890     21,019
 #   Space Value Holdings Co., Ltd..........................  7,000     62,472
     Sparx Group Co., Ltd................................... 23,000     49,449
     SPK Corp...............................................    600     12,848
     Square Enix Holdings Co., Ltd..........................  3,800    136,197
     SRA Holdings...........................................  2,100     59,113
     Srg Takamiya Co., Ltd..................................  4,700     27,463
     St Marc Holdings Co., Ltd..............................  3,200     75,999
     Stanley Electric Co., Ltd..............................  9,700    286,929
 #   Star Mica Co., Ltd.....................................  2,200     30,053
 #   Star Micronics Co., Ltd................................  6,200     88,074
     Starts Corp., Inc......................................  9,200    191,039
     Starzen Co., Ltd.......................................  1,700     69,016
     St-Care Holding Corp...................................  2,700     14,372
     Stella Chemifa Corp....................................  2,100     63,908
     Step Co., Ltd..........................................    700      9,745
 #   Strike Co., Ltd........................................    800     23,213
     Studio Alice Co., Ltd..................................  2,600     59,458
 #   Subaru Enterprise Co., Ltd.............................    400     18,760
     Sugi Holdings Co., Ltd.................................  2,800    128,200
     Sugimoto & Co., Ltd....................................  1,900     32,869
     SUMCO Corp............................................. 37,500    506,139
 #   Sumida Corp............................................  7,000     86,815
     Suminoe Textile Co., Ltd...............................    800     19,165
 #   Sumiseki Holdings, Inc................................. 13,600     14,729
     Sumitomo Corp.......................................... 40,900    620,317
     Sumitomo Densetsu Co., Ltd.............................  2,700     42,742
     Sumitomo Electric Industries, Ltd...................... 81,900  1,116,918
     Sumitomo Forestry Co., Ltd............................. 35,800    531,229
     Sumitomo Heavy Industries, Ltd......................... 22,300    701,352
     Sumitomo Metal Mining Co., Ltd......................... 14,700    462,845
     Sumitomo Mitsui Construction Co., Ltd.................. 50,220    315,050
     Sumitomo Mitsui Financial Group, Inc................... 57,500  2,238,768
     Sumitomo Mitsui Trust Holdings, Inc.................... 14,700    584,082
     Sumitomo Osaka Cement Co., Ltd.........................  9,000    334,376
     Sumitomo Precision Products Co., Ltd...................    600     19,474
     Sumitomo Realty & Development Co., Ltd................. 18,000    618,481
     Sumitomo Riko Co., Ltd................................. 10,700     88,398
     Sumitomo Rubber Industries, Ltd........................ 42,125    604,267
     Sumitomo Seika Chemicals Co., Ltd......................  2,400    119,786
     Sumitomo Warehouse Co., Ltd. (The)..................... 13,300    155,932
     Sun Frontier Fudousan Co., Ltd.........................  8,800     89,819
     Suncall Corp...........................................  3,600     23,303
     Sundrug Co., Ltd.......................................  2,800    101,749
     Suntory Beverage & Food, Ltd...........................  4,300    175,246
     Sun-Wa Technos Corp....................................  1,900     21,607
 #   Suruga Bank, Ltd....................................... 27,400    129,183
     Sushiro Global Holdings, Ltd...........................  2,500    131,683
     Suzuken Co., Ltd.......................................  6,050    306,223
     Suzuki Co., Ltd........................................  2,100     14,143
     SWCC Showa Holdings Co., Ltd...........................  5,900     36,705
     Sysmex Corp............................................  2,900    203,405
     Systena Corp...........................................  8,400    101,081
 #   Syuppin Co., Ltd.......................................  3,700     46,156
     T Hasegawa Co., Ltd....................................  4,600     81,680
     T RAD Co., Ltd.........................................  1,500     35,825
     T&D Holdings, Inc...................................... 39,500    631,436

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     T&K Toka Co., Ltd......................................  4,100 $   39,220
     Tachibana Eletech Co., Ltd.............................  3,480     52,829
     Tachikawa Corp.........................................  1,800     18,068
     Tachi-S Co., Ltd.......................................  6,100     85,977
     Tadano, Ltd............................................ 12,700    136,050
     Taihei Dengyo Kaisha, Ltd..............................  3,900     91,894
     Taiheiyo Cement Corp................................... 27,300    803,348
     Taiheiyo Kouhatsu, Inc.................................  2,400     19,299
     Taiho Kogyo Co., Ltd...................................  3,300     29,758
     Taikisha, Ltd..........................................  3,800    107,231
     Taiko Bank, Ltd. (The).................................  1,300     23,639
     Taisei Corp............................................ 25,800  1,103,426
     Taisei Lamick Co., Ltd.................................    900     25,410
     Taisei Oncho Co., Ltd..................................  1,100     20,123
     Taisho Pharmaceutical Holdings Co., Ltd................  2,000    213,253
     Taiyo Holdings Co., Ltd................................  1,900     67,886
 #   Taiyo Yuden Co., Ltd................................... 22,500    453,089
     Takachiho Koheki Co., Ltd..............................  1,900     17,637
     Takamatsu Construction Group Co., Ltd..................  1,300     33,239
     Takamatsu Machinery Co., Ltd...........................    900      7,975
     Takano Co., Ltd........................................  2,300     17,844
     Takaoka Toko Co., Ltd..................................  2,000     28,716
 #   Takara Leben Co., Ltd.................................. 27,900     80,382
     Takara Printing Co., Ltd...............................  1,000     15,752
     Takara Standard Co., Ltd...............................  7,600    117,349
     Takasago International Corp............................  3,000     95,638
     Takasago Thermal Engineering Co., Ltd..................  5,100     87,147
     Takashima & Co., Ltd...................................    600     10,361
     Takashimaya Co., Ltd................................... 17,500    275,410
     Take And Give Needs Co., Ltd...........................  3,100     48,631
     TAKEBISHI Corp.........................................  1,400     19,452
     Takeei Corp............................................  3,700     23,508
     Takemoto Yohki Co., Ltd................................    800     19,057
     Takeuchi Manufacturing Co., Ltd........................  8,100    167,525
 #   Taki Chemical Co., Ltd.................................    300     24,775
     Takihyo Co., Ltd.......................................    600     10,448
     Takisawa Machine Tool Co., Ltd.........................  1,800     25,009
     Takuma Co., Ltd........................................  9,500    121,091
     Tama Home Co., Ltd.....................................  4,700     48,329
     Tamron Co., Ltd........................................  2,900     51,751
     Tamura Corp............................................ 13,800     70,553
     TANABE ENGINEERING Corp................................  1,100      7,882
     Tanseisha Co., Ltd.....................................  5,400     54,978
 #   Tateru, Inc............................................  3,000     12,590
     Tatsuta Electric Wire and Cable Co., Ltd...............  8,200     36,248
     Tayca Corp.............................................  2,000     42,054
 #   Tazmo Co., Ltd.........................................  2,300     20,302
     Tbk Co., Ltd...........................................  3,000     12,240
     TDC Soft, Inc..........................................  2,800     25,807
     TDK Corp...............................................  8,900    767,448
     Tear Corp..............................................  1,600     11,379
     TechMatrix Corp........................................  1,600     29,425
 #   Techno Horizon Holdings Co., Ltd.......................  2,900     12,519
     Techno Medica Co., Ltd.................................    900     16,561
     Techno Ryowa, Ltd......................................  1,600     12,189
     TechnoPro Holdings, Inc................................  4,600    239,645
     Tecnos Japan, Inc......................................  1,400     10,841
     Teijin, Ltd............................................ 53,900    934,448
     Teikoku Electric Manufacturing Co., Ltd................  3,600     51,701

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Teikoku Sen-I Co., Ltd.................................  1,700 $   37,327
     Teikoku Tsushin Kogyo Co., Ltd.........................  1,600     17,153
     Tekken Corp............................................  2,500     62,418
     Tenma Corp.............................................  4,400     76,454
     Teraoka Seisakusho Co., Ltd............................  2,100     10,300
     T-Gaia Corp............................................  2,800     63,393
     THK Co., Ltd........................................... 18,400    406,370
     Tigers Polymer Corp....................................  1,600      9,816
     TIS, Inc...............................................  9,700    433,271
     TKC Corp...............................................  2,100     79,868
     Toa Corp. (6894434)....................................  5,200     55,738
     Toa Corp. (6894508)....................................  2,800     46,877
     Toa Oil Co., Ltd.......................................  2,100     48,612
     TOA ROAD Corp..........................................    700     22,370
     Toagosei Co., Ltd...................................... 24,500    251,572
     Toba, Inc..............................................    500     12,762
     Tobishima Corp.........................................  4,270     65,098
     Tobu Railway Co., Ltd..................................  5,400    150,188
     TOC Co., Ltd........................................... 11,800     80,387
     Tocalo Co., Ltd........................................ 15,800    137,494
     Tochigi Bank, Ltd. (The)............................... 19,800     57,592
     Toda Corp.............................................. 39,000    262,438
 #   Toda Kogyo Corp........................................    800     18,895
     Toei Animation Co., Ltd................................  2,700     91,121
     Toei Co., Ltd..........................................    900     98,268
     Toell Co., Ltd.........................................  1,900     14,309
     Toenec Corp............................................  1,400     40,444
 #   Togami Electric Manufacturing Co., Ltd.................  1,000     12,803
     Toho Bank, Ltd. (The).................................. 42,900    152,279
     Toho Co., Ltd..........................................  2,800     91,351
 #   Toho Co., Ltd..........................................  1,500     29,720
     Toho Gas Co., Ltd......................................  4,700    161,831
 #   Toho Holdings Co., Ltd.................................  6,000    157,182
     Toho Titanium Co., Ltd.................................  7,600     77,260
     Toho Zinc Co., Ltd.....................................  3,500    111,865
     Tohoku Bank, Ltd. (The)................................  1,800     20,218
     Tohoku Electric Power Co., Inc......................... 14,100    178,148
     Tohoku Steel Co., Ltd..................................    900     10,534
     Tohokushinsha Film Corp................................  5,700     31,138
 #   Tokai Carbon Co., Ltd.................................. 19,400    303,743
     Tokai Corp.............................................  2,700     54,385
     TOKAI Holdings Corp.................................... 24,100    201,363
     Tokai Lease Co., Ltd...................................  1,100     19,345
     Tokai Rika Co., Ltd.................................... 18,900    344,624
     Tokai Tokyo Financial Holdings, Inc.................... 46,200    238,499
     Token Corp.............................................  2,110    136,682
     Tokio Marine Holdings, Inc............................. 26,900  1,267,316
     Tokushu Tokai Paper Co., Ltd...........................  2,300     88,760
     Tokuyama Corp.......................................... 14,900    333,190
 *   Tokyo Base Co., Ltd....................................  1,800     10,087
     Tokyo Broadcasting System Holdings, Inc................  5,200     96,286
     Tokyo Century Corp.....................................  7,100    381,081
     Tokyo Dome Corp........................................ 17,800    156,676
 *   Tokyo Electric Power Co. Holdings, Inc................. 41,100    210,357
     Tokyo Electron Device, Ltd.............................  1,100     19,524
     Tokyo Electron, Ltd....................................  3,400    458,826
     Tokyo Energy & Systems, Inc............................  4,400     38,220
     Tokyo Gas Co., Ltd.....................................  9,900    243,470
     Tokyo Individualized Educational Institute, Inc........  1,500     19,402

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
  #   Tokyo Keiki, Inc.......................................   2,000 $ 18,688
      Tokyo Kiraboshi Financial Group, Inc...................   5,822   94,051
      Tokyo Ohka Kogyo Co., Ltd..............................   7,000  187,480
      Tokyo Printing Ink Manufacturing Co., Ltd..............     300    6,931
      Tokyo Rakutenchi Co., Ltd..............................     400   17,433
  #   Tokyo Rope Manufacturing Co., Ltd......................   2,600   26,663
      Tokyo Sangyo Co., Ltd..................................   2,500   13,750
      Tokyo Seimitsu Co., Ltd................................   6,200  149,092
      Tokyo Steel Manufacturing Co., Ltd.....................  25,200  198,692
      Tokyo Tatemono Co., Ltd................................  33,400  359,222
      Tokyo Tekko Co., Ltd...................................   2,300   29,848
  #   Tokyo Theatres Co., Inc................................   1,900   22,642
      Tokyu Construction Co., Ltd............................  24,440  221,077
      Tokyu Corp.............................................  13,300  219,722
  #   Tokyu Fudosan Holdings Corp............................  94,543  532,687
      Tokyu Recreation Co., Ltd..............................     600   26,147
      Toli Corp..............................................  10,700   27,957
      Tomato Bank, Ltd.......................................   1,000   12,156
      Tomen Devices Corp.....................................     500   11,270
      Tomoe Corp.............................................   5,400   21,026
  #   Tomoe Engineering Co., Ltd.............................   1,500   29,065
      Tomoegawa Co., Ltd.....................................   1,200   13,235
      Tomoku Co., Ltd........................................   2,200   37,916
      TOMONY Holdings, Inc...................................  31,300  121,312
      Tomy Co., Ltd..........................................  23,400  272,207
      Tonami Holdings Co., Ltd...............................   1,100   61,047
      Topcon Corp............................................  13,900  201,965
      Toppan Forms Co., Ltd..................................  10,700   97,267
      Toppan Printing Co., Ltd...............................  16,600  234,681
      Topre Corp.............................................  10,200  212,259
      Topy Industries, Ltd...................................   3,100   83,547
      Toray Industries, Inc.................................. 100,500  712,876
      Torex Semiconductor, Ltd...............................   1,400   17,775
  #   Toridoll Holdings Corp.................................   6,400  108,401
      Torigoe Co., Ltd. (The)................................   4,100   34,925
      Torishima Pump Manufacturing Co., Ltd..................   4,500   37,039
      Tosei Corp.............................................   8,900   81,352
  *   Toshiba Corp...........................................   4,900  146,866
      Toshiba Machine Co., Ltd...............................   4,200   79,537
      Toshiba Plant Systems & Services Corp..................   3,900   79,718
      Toshiba TEC Corp.......................................   7,000  208,814
      Tosho Co., Ltd.........................................   2,100   81,587
  #   Tosho Printing Co., Ltd................................   5,000   40,239
      Tosoh Corp.............................................  43,100  567,446
  #   Totech Corp............................................   1,700   47,333
      Totetsu Kogyo Co., Ltd.................................   4,800  118,471
      TOTO, Ltd..............................................   8,899  318,373
      Totoku Electric Co., Ltd...............................     500    8,748
      Tottori Bank, Ltd. (The)...............................   2,400   34,356
      Toukei Computer Co., Ltd...............................     700   19,414
      Tow Co., Ltd...........................................   3,600   26,171
      Towa Bank, Ltd. (The)..................................   7,200   58,633
      Towa Corp..............................................   4,100   29,964
      Towa Pharmaceutical Co., Ltd...........................   2,400  184,488
      Toyo Construction Co., Ltd.............................  21,000   85,998
      Toyo Corp..............................................   5,600   44,381
      Toyo Denki Seizo K.K...................................   1,200   17,029
  *   Toyo Engineering Corp..................................   7,500   60,453
      Toyo Gosei Co., Ltd....................................   1,400   13,385

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Toyo Ink SC Holdings Co., Ltd..........................  7,600 $176,360
      Toyo Kanetsu K.K.......................................  1,600   35,889
      Toyo Logistics Co., Ltd................................  6,300   17,374
      Toyo Machinery & Metal Co., Ltd........................  2,800   15,345
      Toyo Securities Co., Ltd............................... 14,000   27,712
      Toyo Seikan Group Holdings, Ltd........................ 16,300  332,549
      Toyo Suisan Kaisha, Ltd................................  4,600  158,123
      Toyo Tanso Co., Ltd....................................  2,300   59,926
      Toyo Tire & Rubber Co., Ltd............................ 29,500  492,105
      Toyo Wharf & Warehouse Co., Ltd........................  1,500   20,719
      Toyobo Co., Ltd........................................ 18,300  260,106
      Toyoda Gosei Co., Ltd.................................. 23,700  511,154
      Toyota Boshoku Corp.................................... 16,400  273,515
      Toyota Industries Corp.................................  4,200  206,313
      Toyota Tsusho Corp..................................... 18,400  664,030
      TPR Co., Ltd...........................................  6,600  160,752
      Trancom Co., Ltd.......................................  1,800  103,065
  #   Transaction Co., Ltd...................................  2,200   16,713
      Transcosmos, Inc.......................................  2,600   58,977
      Trend Micro, Inc.......................................  3,500  201,480
      Tri Chemical Laboratories, Inc.........................    700   28,468
      Trinity Industrial Corp................................  2,000   10,769
      Trusco Nakayama Corp...................................  6,800  171,576
      Trust Tech, Inc........................................  1,100   33,489
      TS Tech Co., Ltd....................................... 10,100  290,679
      TSI Holdings Co., Ltd.................................. 14,500   98,869
      Tsubaki Nakashima Co., Ltd............................. 11,500  211,494
      Tsubakimoto Chain Co...................................  5,200  199,661
      Tsubakimoto Kogyo Co., Ltd.............................  1,200   33,771
  *   Tsudakoma Corp.........................................  1,200   22,014
      Tsugami Corp........................................... 14,000  125,494
      Tsukada Global Holdings, Inc...........................  5,000   26,703
      Tsukishima Kikai Co., Ltd..............................  5,900   69,654
      Tsukuba Bank, Ltd...................................... 16,800   37,625
      Tsukui Corp............................................ 10,700   91,855
      Tsumura & Co...........................................  6,200  192,839
      Tsuruha Holdings, Inc..................................  1,400  146,118
      Tsurumi Manufacturing Co., Ltd.........................  3,500   62,446
      Tsutsumi Jewelry Co., Ltd..............................  1,500   29,471
      Tsuzuki Denki Co., Ltd.................................  1,700   15,109
      TV Asahi Holdings Corp.................................  3,400   63,474
      Tv Tokyo Holdings Corp.................................  2,500   57,620
      TYK Corp...............................................  5,500   20,925
      UACJ Corp.............................................. 10,100  220,163
      Ube Industries, Ltd.................................... 33,900  738,432
      Uchida Yoko Co., Ltd...................................    900   21,937
      Uchiyama Holdings Co., Ltd.............................  3,100   13,311
      UKC Holdings Corp......................................  2,700   52,628
      Ulvac, Inc............................................. 12,300  400,578
      UMC Electronics Co., Ltd...............................  1,400   26,049
      Unicharm Corp..........................................  7,000  189,901
  #   Uniden Holdings Corp...................................  1,000   22,603
      UNIMAT Retirement Community Co., Ltd...................  1,200   19,022
      Union Tool Co..........................................  1,200   41,334
      Unipres Corp........................................... 12,000  214,656
      United Arrows, Ltd.....................................  3,100  116,567
      United Super Markets Holdings, Inc.....................  9,400  103,027
  #   UNITED, Inc............................................  3,600   75,498
  *   Unitika, Ltd...........................................  8,800   44,887

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Unizo Holdings Co., Ltd................................  3,800 $ 71,582
      Uoriki Co., Ltd........................................  1,100   14,087
  #   Urbanet Corp. Co., Ltd.................................  3,300    9,802
  #*  Usen-Next Holdings Co., Ltd............................  2,700   26,358
  *   U-Shin, Ltd............................................  7,700   51,926
      Ushio, Inc............................................. 23,000  277,506
      USS Co., Ltd...........................................  7,300  131,632
  *   UT Group Co., Ltd......................................  4,200  126,682
      Utoc Corp..............................................  3,900   18,814
  #   V Technology Co., Ltd..................................    800  103,215
      Valor Holdings Co., Ltd................................ 10,600  227,504
      Valqua, Ltd............................................  4,200  102,329
      Value HR Co., Ltd......................................    700   13,188
  #   ValueCommerce Co., Ltd.................................  2,700   38,159
  #*  V-Cube, Inc............................................  4,000   18,291
      Vector, Inc............................................  3,500   59,906
      VeriServe Corp.........................................    700   38,628
  #   Vertex Corp............................................  1,060   11,433
      Village Vanguard Co., Ltd..............................  1,200   11,280
  *   Vision, Inc............................................  1,000   34,274
  #*  Visionary Holdings Co., Ltd............................ 23,900   21,901
  #   Vital KSK Holdings, Inc................................  9,100   94,804
      Vitec Holdings Co., Ltd................................  2,100   40,726
      Voyage Group, Inc......................................  2,900   34,330
      VT Holdings Co., Ltd................................... 25,500  106,399
      Wacoal Holdings Corp...................................  8,200  226,081
      Wacom Co., Ltd......................................... 16,600   77,204
      Wakachiku Construction Co., Ltd........................  2,900   38,172
      Wakamoto Pharmaceutical Co., Ltd.......................  4,500   10,675
      Wakita & Co., Ltd......................................  8,500   91,609
      Warabeya Nichiyo Holdings Co., Ltd.....................  2,500   40,640
      Watahan & Co., Ltd.....................................  1,700   36,536
      WATAMI Co., Ltd........................................  2,300   26,342
      Watts Co., Ltd.........................................  1,800   13,959
      WDB Holdings Co., Ltd..................................  1,400   39,080
      Weathernews, Inc.......................................    900   26,508
      Welcia Holdings Co., Ltd...............................  2,130  108,665
      West Holdings Corp.....................................  3,200   32,293
  #   Will Group, Inc........................................  3,100   26,517
      WIN-Partners Co., Ltd..................................  1,900   19,141
      WirelessGate, Inc......................................  3,300   16,559
      Wood One Co., Ltd......................................  1,900   20,703
      Workman Co., Ltd.......................................    200   12,628
      World Holdings Co., Ltd................................  1,900   45,956
      Wowow, Inc.............................................  1,700   49,430
      Xebio Holdings Co., Ltd................................  5,000   69,301
  #   YAC Holdings Co., Ltd..................................  1,700   11,876
      Yachiyo Industry Co., Ltd..............................    900    7,166
      Yagi & Co., Ltd........................................    800   12,080
      Yahagi Construction Co., Ltd...........................  5,100   36,645
      Yahoo Japan Corp....................................... 38,100  118,864
      Yaizu Suisankagaku Industry Co., Ltd...................  1,700   15,111
      Yakult Honsha Co., Ltd.................................  1,900  134,542
      Yakuodo Co., Ltd.......................................  1,500   46,372
      YAMABIKO Corp..........................................  5,400   58,021
  #   YAMADA Consulting Group Co., Ltd.......................    400    9,265
  #   Yamada Denki Co., Ltd.................................. 48,300  227,751
      Yamagata Bank, Ltd. (The)..............................  5,899  119,793
      Yamaguchi Financial Group, Inc......................... 26,000  273,758

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
JAPAN -- (Continued)
    Yamaichi Electronics Co., Ltd..........................   5,700 $     62,912
    YA-MAN, Ltd............................................   4,100       66,112
    Yamanashi Chuo Bank, Ltd. (The)........................   6,400       91,445
    Yamatane Corp..........................................   2,600       42,963
    Yamato Corp............................................   2,700       15,619
    Yamato Holdings Co., Ltd...............................   2,900       79,281
    Yamato International, Inc..............................   3,200       13,219
    Yamato Kogyo Co., Ltd..................................   4,400      115,957
    Yamaura Corp...........................................   2,200       16,862
    Yamazaki Baking Co., Ltd...............................  25,900      466,851
    Yamazawa Co., Ltd......................................     900       13,305
    Yamazen Corp...........................................   9,100       99,599
    Yaoko Co., Ltd.........................................   3,700      202,363
    Yashima Denki Co., Ltd.................................   1,600       11,944
    Yaskawa Electric Corp..................................  13,900      401,761
    Yasuda Logistics Corp..................................   3,400       26,154
    Yasunaga Corp..........................................   2,300       35,511
    Yellow Hat, Ltd........................................   3,400       83,601
    Yodogawa Steel Works, Ltd..............................   3,800       82,487
    Yokogawa Bridge Holdings Corp..........................   6,500      105,448
    Yokogawa Electric Corp.................................  16,600      325,925
    Yokohama Reito Co., Ltd................................   8,600       68,208
    Yokohama Rubber Co., Ltd. (The)........................  40,200      778,730
#   Yokowo Co., Ltd........................................   3,700       41,070
    Yondenko Corp..........................................     400        9,102
    Yondoshi Holdings, Inc.................................   2,900       61,548
    Yorozu Corp............................................   5,900       83,182
    Yoshinoya Holdings Co., Ltd............................   6,000       98,620
#   Yotai Refractories Co., Ltd............................   4,900       34,024
    Yuasa Trading Co., Ltd.................................   2,300       75,450
    Yuken Kogyo Co., Ltd...................................     700       13,097
#   Yume No Machi Souzou Iinkai Co., Ltd...................   2,600       54,310
    Yumeshin Holdings Co., Ltd.............................   6,400       54,704
    Yurtec Corp............................................   8,000       60,273
    Yushiro Chemical Industry Co., Ltd.....................   2,000       25,130
    Yutaka Giken Co., Ltd..................................     200        3,913
    Zaoh Co., Ltd..........................................     800       10,112
    Zenitaka Corp. (The)...................................     600       29,605
    Zenkoku Hosho Co., Ltd.................................   3,900      141,392
    Zenrin Co., Ltd........................................   5,100      126,897
#   Zensho Holdings Co., Ltd...............................   9,400      182,312
    Zeon Corp..............................................  51,600      498,344
    ZERIA Pharmaceutical Co., Ltd..........................   3,600       67,361
*   ZIGExN Co., Ltd........................................   7,300       45,095
#   Zojirushi Corp.........................................   4,000       43,691
    ZOZO, Inc..............................................   7,600      182,355
    Zuiko Corp.............................................     700       18,763
    Zuken, Inc.............................................   1,400       20,835
                                                                    ------------
TOTAL JAPAN................................................          252,219,742
                                                                    ------------
NETHERLANDS -- (2.9%)
    Aalberts Industries NV.................................  29,457    1,079,838
    ABN AMRO Group NV......................................  37,428      918,018
#   Accell Group NV........................................   3,380       58,732
#   Aegon NV............................................... 130,957      803,113
    Aegon NV...............................................  17,377      105,652
    Akzo Nobel NV..........................................  18,673    1,567,878
#*  Altice Europe NV.......................................  68,789      163,652
*   Altice Europe NV, Class B..............................   3,103        7,404

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
NETHERLANDS -- (Continued)
    AMG Advanced Metallurgical Group NV....................   8,910 $   423,927
    Amsterdam Commodities NV...............................   4,113      86,117
    APERAM SA..............................................  11,413     389,729
#   Arcadis NV.............................................  11,887     160,250
    ArcelorMittal..........................................  25,949     647,513
    ArcelorMittal..........................................  25,288     629,418
    ASM International NV...................................   6,381     273,927
    ASML Holding NV........................................     886     152,608
    ASML Holding NV........................................  10,990   1,894,217
    ASR Nederland NV.......................................  28,347   1,286,875
*   Basic-Fit NV...........................................   6,842     196,993
#   BE Semiconductor Industries NV.........................  21,335     456,099
#   Beter Bed Holding NV...................................   3,857      21,056
    BinckBank NV...........................................  14,713      71,240
#   Boskalis Westminster...................................  19,075     548,460
    Brunel International NV................................   2,935      36,300
    Coca-Cola European Partners P.L.C......................  18,280     827,985
    Corbion NV.............................................  17,535     532,440
    Flow Traders...........................................  13,664     435,785
    ForFarmers NV..........................................  11,164     125,729
#*  Fugro NV...............................................  21,046     270,400
    GrandVision NV.........................................  13,690     345,229
*   Heijmans NV............................................   5,499      59,230
    Hunter Douglas NV......................................   1,198      79,857
    IMCD NV................................................   5,740     389,243
    ING Groep NV, Sponsored ADR............................     924      10,912
    ING Groep NV........................................... 176,996   2,094,038
    Intertrust NV..........................................  12,747     205,631
    KAS Bank NV............................................   3,123      22,617
    Kendrion NV............................................   4,107     124,208
    Koninklijke Ahold Delhaize NV..........................  98,064   2,244,729
    Koninklijke BAM Groep NV...............................  52,207     179,352
    Koninklijke DSM NV.....................................  14,853   1,296,798
    Koninklijke KPN NV..................................... 537,132   1,417,237
    Koninklijke Vopak NV...................................  13,533     612,004
    Nederland Apparatenfabriek.............................   1,294      62,627
    NN Group NV............................................  26,003   1,116,521
*   OCI NV.................................................  12,948     367,890
    Ordina NV..............................................  19,332      36,684
#   Randstad NV............................................  32,383   1,629,274
    SBM Offshore NV........................................  51,077     880,077
    SIF Holding NV.........................................   2,423      40,571
    Signify NV.............................................  20,571     506,757
    Sligro Food Group NV...................................   5,928     262,750
*   Takeaway.com NV........................................     509      29,933
    TKH Group NV...........................................  11,160     563,711
*   TomTom NV..............................................  22,312     186,342
    Unilever NV............................................  26,768   1,439,583
#   Unilever NV............................................   6,291     338,047
    Van Lanschot Kempen NV.................................   2,269      55,574
#   Wessanen...............................................  18,265     191,253
    Wolters Kluwer NV......................................  19,213   1,090,041
                                                                    -----------
TOTAL NETHERLANDS..........................................          32,050,075
                                                                    -----------
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd.......................................  56,401     387,005
    Abano Healthcare Group, Ltd............................   2,918      13,997
    Air New Zealand, Ltd................................... 201,351     368,140
    Arvida Group, Ltd......................................  18,686      15,850

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NEW ZEALAND -- (Continued)
     Auckland International Airport, Ltd....................  46,704 $  213,580
     CBL Corp., Ltd.........................................   9,923      7,698
     Chorus, Ltd............................................ 108,725    337,366
     Comvita, Ltd...........................................   2,440      9,090
     Contact Energy, Ltd....................................  48,151    176,055
     EBOS Group, Ltd........................................  12,356    168,417
 #*  Eroad, Ltd.............................................   3,923      7,187
     Fisher & Paykel Healthcare Corp., Ltd..................  30,399    270,410
 *   Fletcher Building, Ltd.................................  66,999    265,378
     Freightways, Ltd.......................................  34,642    166,918
     Genesis Energy, Ltd....................................  63,207     96,558
 #   Gentrack Group, Ltd....................................   5,468     24,081
     Hallenstein Glasson Holdings, Ltd......................   9,781     37,655
     Heartland Group Holdings, Ltd..........................  68,741     74,700
     Infratil, Ltd..........................................  74,402    166,326
 #   Investore Property, Ltd................................  23,836     23,642
     Kathmandu Holdings, Ltd................................  31,069     54,506
     Mainfreight, Ltd.......................................  14,016    260,164
 #   Mercury NZ, Ltd........................................  24,238     53,886
     Meridian Energy, Ltd...................................  28,632     58,735
     Metlifecare, Ltd.......................................  34,536    131,585
 #   Metro Performance Glass, Ltd...........................  28,095     15,449
     NEW Zealand King Salmon Investments, Ltd...............  12,378     21,522
     New Zealand Refining Co., Ltd. (The)...................  33,462     51,468
     NZME, Ltd..............................................  18,597      7,920
     NZX, Ltd...............................................  41,030     28,192
     PGG Wrightson, Ltd.....................................  27,698     10,498
 #   Port of Tauranga, Ltd..................................  38,065    126,403
     Restaurant Brands New Zealand, Ltd.....................  25,376    142,247
     Ryman Healthcare, Ltd..................................  22,783    180,520
     Sanford, Ltd...........................................   2,622     12,759
     Scales Corp., Ltd......................................  10,884     32,866
 #   Skellerup Holdings, Ltd................................  28,994     38,650
     SKY Network Television, Ltd............................  82,458    120,911
     Spark New Zealand, Ltd................................. 127,336    328,860
     Steel & Tube Holdings, Ltd.............................   7,891      6,605
     Summerset Group Holdings, Ltd..........................  52,579    229,190
 *   Synlait Milk, Ltd......................................   9,559     54,407
     Tilt Renewables, Ltd...................................   3,203      4,796
     Tourism Holdings, Ltd..................................  27,790     90,829
 *   TOWER, Ltd.............................................  17,032      8,239
     Trade Me Group, Ltd....................................  66,206    209,887
     Trustpower, Ltd........................................   7,314     29,196
 #   Vector, Ltd............................................  12,512     27,819
     Vista Group International, Ltd.........................  12,295     30,132
     Warehouse Group, Ltd. (The)............................  25,303     34,745
     Z Energy, Ltd..........................................  71,812    286,408
                                                                     ----------
 TOTAL NEW ZEALAND..........................................          5,519,447
                                                                     ----------
 NORWAY -- (1.2%)
     ABG Sundal Collier Holding ASA.........................  88,786     53,173
     AF Gruppen ASA.........................................   2,397     36,241
 *   Akastor ASA............................................  34,023     66,322
     Aker ASA, Class A......................................   3,296    250,390
     Aker BP ASA............................................  11,645    381,895
 *   Aker Solutions ASA.....................................  27,679    182,124
     American Shipping Co. ASA..............................  14,670     60,955
 *   Archer, Ltd............................................  12,255     10,133
     Atea ASA...............................................  20,527    270,562

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NORWAY -- (Continued)
     Austevoll Seafood ASA..................................  24,096 $  387,249
 *   Avance Gas Holding, Ltd................................  10,487     26,220
 #*  Axactor SE.............................................   3,829     10,022
 #   B2Holding ASA..........................................  10,973     18,481
     Bakkafrost P/F.........................................   5,643    317,023
     Bonheur ASA............................................   4,051     47,911
     Borregaard ASA.........................................  23,589    212,441
 #*  BW LPG, Ltd............................................  18,446     87,032
 *   BW Offshore, Ltd.......................................  27,016    172,921
     DNB ASA................................................  50,290    908,559
     DNO ASA................................................ 210,457    402,300
 #*  DOF ASA................................................  31,179     22,989
     Entra ASA..............................................   8,739    118,250
     Equinor ASA............................................  84,595  2,188,158
     Equinor ASA, Sponsored ADR.............................   3,101     79,696
     Europris ASA...........................................  23,150     61,606
 *   FLEX LNG, Ltd..........................................  34,973     61,360
 *   Frontline, Ltd.........................................  17,943    129,889
     Gjensidige Forsikring ASA..............................   7,694    119,050
     Grieg Seafood ASA......................................  11,520    167,949
 #   Hexagon Composites ASA.................................  12,297     36,673
 #   Hoegh LNG Holdings, Ltd................................   7,177     33,518
 *   Kongsberg Automotive ASA...............................  69,568     65,190
 *   Kvaerner ASA...........................................  31,962     55,391
     Leroy Seafood Group ASA................................  30,393    280,175
     Marine Harvest ASA.....................................  20,357    492,851
 #*  NEL ASA................................................  38,239     19,559
 #*  Nordic Semiconductor ASA...............................   4,141     17,627
     Norsk Hydro ASA........................................ 204,186  1,058,864
     Norway Royal Salmon ASA................................   2,810     82,674
 #*  Norwegian Air Shuttle ASA..............................   4,606    117,356
 *   Norwegian Finans Holding ASA...........................  19,110    170,683
     Norwegian Property ASA.................................  22,932     28,110
 #   Ocean Yield ASA........................................  15,729    119,298
 *   Odfjell Drilling, Ltd..................................  16,707     61,055
     Odfjell SE, Class A....................................   3,280     11,867
     Olav Thon Eiendomsselskap ASA..........................   2,953     51,228
     Orkla ASA..............................................  49,493    427,090
 *   Otello Corp. ASA.......................................  18,354     30,809
 *   Petroleum Geo-Services ASA.............................  89,474    278,092
 *   Prosafe SE.............................................  10,014     29,462
 #*  Protector Forsikring ASA...............................  12,346     56,987
 #*  REC Silicon ASA........................................ 457,056     32,618
     Salmar ASA.............................................   4,507    237,905
     Sbanken ASA............................................   4,495     44,768
 #   Scatec Solar ASA.......................................  21,225    144,436
     Schibsted ASA, Class A.................................   2,182     75,519
     Schibsted ASA, Class B.................................   2,783     88,065
     Selvaag Bolig ASA......................................   5,149     23,046
     Solon Eiendom ASA......................................   3,674     12,192
 #*  Solstad Offshore ASA...................................  51,987     18,470
     SpareBank 1 SR-Bank ASA................................  29,576    328,789
     Spectrum ASA...........................................  11,722     77,356
     Stolt-Nielsen, Ltd.....................................   5,455     73,248
     Storebrand ASA.........................................  41,471    344,659
     Subsea 7 SA............................................  22,047    276,718
     Telenor ASA............................................  15,816    289,992
     TGS NOPEC Geophysical Co. ASA..........................  16,290    544,162
     Tomra Systems ASA......................................   9,964    246,825

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NORWAY -- (Continued)
    Treasure ASA...........................................    11,954 $    15,443
#   Veidekke ASA...........................................    19,230     200,652
#   XXL ASA................................................     7,060      36,327
    Yara International ASA.................................     7,800     334,958
                                                                      -----------
TOTAL NORWAY...............................................            13,821,608
                                                                      -----------
PORTUGAL -- (0.3%)
    Altri SGPS SA..........................................    17,850     156,433
*   Banco Comercial Portugues SA........................... 1,663,183     447,373
#   CTT-Correios de Portugal SA............................    26,952     103,367
    EDP - Energias de Portugal SA..........................    67,830     238,296
    EDP Renovaveis SA......................................    24,433     219,498
    Galp Energia SGPS SA...................................    36,078     627,333
    Jeronimo Martins SGPS SA...............................    19,179     235,403
*   Mota-Engil SGPS SA.....................................    24,656      48,829
    Navigator Co. SA (The).................................    33,179     165,137
    NOS SGPS SA............................................    72,285     405,437
#   REN - Redes Energeticas Nacionais SGPS SA..............    58,339     155,332
    Semapa-Sociedade de Investimento e Gestao..............     7,457     142,226
    Sonae Capital SGPS SA..................................    22,088      19,280
    Sonae SGPS SA..........................................   163,293     163,155
*   Teixeira Duarte SA.....................................    12,108       2,425
                                                                      -----------
TOTAL PORTUGAL.............................................             3,129,524
                                                                      -----------
SINGAPORE -- (1.1%)
    Accordia Golf Trust....................................   144,700      51,714
    AEM Holdings, Ltd......................................    25,700      14,910
    Amara Holdings, Ltd....................................    40,200      12,483
    Ascendas India Trust...................................    85,400      66,517
    Banyan Tree Holdings, Ltd..............................    45,200      16,331
    Best World International, Ltd..........................    34,000      44,344
    Boustead Projects, Ltd.................................     2,700       1,589
    Boustead Singapore, Ltd................................    79,500      44,857
    BreadTalk Group, Ltd...................................    24,000      14,927
#   Bukit Sembawang Estates, Ltd...........................    40,600     156,767
    CapitaLand, Ltd........................................   176,500     400,917
    Centurion Corp., Ltd...................................    37,000      11,231
    China Aviation Oil Singapore Corp., Ltd................    40,000      39,863
    China Sunsine Chemical Holdings, Ltd...................    43,300      32,241
    Chip Eng Seng Corp., Ltd...............................   104,700      50,741
    Chuan Hup Holdings, Ltd................................    63,400      13,508
    CITIC Envirotech, Ltd..................................   140,000      40,523
    City Developments, Ltd.................................    32,800     187,449
    ComfortDelGro Corp., Ltd...............................   206,400     336,073
    CSE Global, Ltd........................................    33,400      10,869
    Dairy Farm International Holdings, Ltd.................    13,800     124,672
    DBS Group Holdings, Ltd................................    34,677     588,379
*   Del Monte Pacific, Ltd.................................    53,748       6,798
    Delfi, Ltd.............................................    26,800      24,729
    Delong Holdings, Ltd...................................     9,000      42,730
    Duty Free International, Ltd...........................    58,700       8,272
*   Dyna-Mac Holdings, Ltd.................................    42,000       3,334
    Elec & Eltek International Co., Ltd....................     6,400       8,221
*   Ezion Holdings, Ltd....................................   566,652      22,950
#*  Ezra Holdings, Ltd.....................................   190,010       1,443
    Far East Orchard, Ltd..................................    39,600      36,064
    First Resources, Ltd...................................    83,400      95,105
    Food Empire Holdings, Ltd..............................    42,400      16,851

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SINGAPORE -- (Continued)
*   Fragrance Group, Ltd...................................    64,000 $    6,574
    Frasers Property, Ltd..................................    44,600     50,843
    Frencken Group, Ltd....................................    61,500     18,485
    Fu Yu Corp., Ltd.......................................   102,100     12,547
*   Gallant Venture, Ltd...................................    52,000      4,972
    Geo Energy Resources, Ltd..............................   113,700     18,935
    GL, Ltd................................................    65,800     34,741
    Golden Agri-Resources, Ltd............................. 1,138,100    209,831
    Golden Energy & Resources, Ltd.........................    34,500      5,612
    Great Eastern Holdings, Ltd............................     3,500     64,667
    GuocoLand, Ltd.........................................    55,700     67,187
    Halcyon Agri Corp., Ltd................................    43,213     14,964
    Hanwell Holdings, Ltd..................................    88,400     13,709
    Haw Par Corp., Ltd.....................................    17,600    163,379
#*  Hi-P International, Ltd................................    51,800     28,516
    Ho Bee Land, Ltd.......................................    31,900     56,016
    Hong Fok Corp., Ltd....................................    47,700     22,899
*   Hong Leong Asia, Ltd...................................    59,600     24,777
    Hong Leong Finance, Ltd................................    34,400     62,852
    Hongkong Land Holdings, Ltd............................    43,000    254,644
    Hotel Grand Central, Ltd...............................    28,891     27,705
    Hutchison Port Holdings Trust..........................   914,900    225,056
*   Hyflux, Ltd............................................    78,700        787
    iFAST Corp., Ltd.......................................    17,500     14,923
    Indofood Agri Resources, Ltd...........................   119,900     17,336
    Japfa, Ltd.............................................   166,300     79,920
    Jardine Cycle & Carriage, Ltd..........................     6,066    132,849
    k1 Ventures, Ltd.......................................    16,400      1,160
    Keppel Corp., Ltd......................................   104,300    467,311
    Keppel Infrastructure Trust............................   310,425    103,167
    Keppel Telecommunications & Transportation, Ltd........    22,700     30,298
    KSH Holdings, Ltd......................................    38,300     14,659
    Lian Beng Group, Ltd...................................    48,000     16,133
    Lum Chang Holdings, Ltd................................    70,700     17,618
    M1, Ltd................................................    51,400     78,292
    Mandarin Oriental International, Ltd...................     6,400     12,100
    Memtech International, Ltd.............................    21,300     10,637
    Metro Holdings, Ltd....................................    77,400     59,879
#*  Midas Holdings, Ltd....................................   218,800     11,373
*   mm2 Asia, Ltd..........................................   101,700     26,814
*   Nam Cheong, Ltd........................................   118,000        937
    OUE, Ltd...............................................    18,100     18,320
    Oversea-Chinese Banking Corp., Ltd.....................   226,607  1,760,385
    Oxley Holdings, Ltd....................................   179,228     38,973
*   Pacc Offshore Services Holdings, Ltd...................    43,100      7,036
    Pan-United Corp., Ltd..................................    47,875      9,676
    Penguin International, Ltd.............................    28,666      6,407
    Perennial Real Estate Holdings, Ltd....................    18,700      9,389
    Q&M Dental Group Singapore, Ltd........................    44,700     16,799
    QAF, Ltd...............................................    44,382     23,550
*   Raffles Education Corp., Ltd...........................   133,900     14,520
    RHT Health Trust.......................................   103,300     55,181
    Riverstone Holdings, Ltd...............................    21,800     18,759
    Roxy-Pacific Holdings, Ltd.............................    25,150      6,914
    SATS, Ltd..............................................    52,400    188,586
    SBS Transit, Ltd.......................................     6,200     11,597
    Sembcorp Industries, Ltd...............................   370,500    756,405
    Sembcorp Marine, Ltd...................................    37,700     43,426
    Sheng Siong Group, Ltd.................................    83,100     64,823

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SINGAPORE -- (Continued)
    SIA Engineering Co., Ltd...............................   4,600 $     9,397
    SIIC Environment Holdings, Ltd......................... 190,400      37,086
    Sinarmas Land, Ltd..................................... 175,900      32,513
    Sing Holdings, Ltd.....................................  67,700      19,146
    Singapore Airlines, Ltd................................ 120,000     822,609
    Singapore Exchange, Ltd................................  32,300     159,781
#   Singapore Post, Ltd.................................... 261,900     197,170
    Singapore Press Holdings, Ltd.......................... 158,100     302,991
    Singapore Telecommunications, Ltd...................... 103,300     235,958
    Singapore Telecommunications, Ltd......................  44,500     100,985
#*  Sino Grandness Food Industry Group, Ltd................  66,909       9,228
    Stamford Land Corp., Ltd............................... 122,800      43,515
    StarHub, Ltd...........................................  74,700     101,505
    Straits Trading Co., Ltd...............................  19,800      29,603
    Sunningdale Tech, Ltd..................................  49,000      49,001
*   Swiber Holdings, Ltd...................................  23,999         353
*   Thomson Medical Group, Ltd............................. 277,600      15,661
    Tuan Sing Holdings, Ltd................................ 103,000      25,707
    UMS Holdings, Ltd......................................  71,875      35,135
    United Engineers, Ltd..................................  84,500     160,552
    United Industrial Corp., Ltd...........................  28,100      56,841
    United Overseas Bank, Ltd..............................  60,170   1,063,835
    UOB-Kay Hian Holdings, Ltd.............................  48,808      43,323
    UOL Group, Ltd.........................................  63,251     275,499
    Valuetronics Holdings, Ltd............................. 117,650      53,666
    Venture Corp., Ltd.....................................  46,200     511,443
    Vibrant Group, Ltd.....................................  68,346       8,237
    Wee Hur Holdings, Ltd..................................  81,000      12,873
#   Wheelock Properties Singapore, Ltd.....................  67,100     101,729
    Wing Tai Holdings, Ltd.................................  83,300     116,099
*   Yongnam Holdings, Ltd..................................  92,650      12,329
                                                                    -----------
TOTAL SINGAPORE............................................          12,707,022
                                                                    -----------
SOUTH AFRICA -- (0.0%)
    Nedbank Group, Ltd.....................................   9,295     157,133
    Old Mutual, Ltd........................................ 256,857     387,242
                                                                    -----------
TOTAL SOUTH AFRICA.........................................             544,375
                                                                    -----------
SPAIN -- (2.4%)
#   Acciona SA.............................................   6,672     562,792
    Acerinox SA............................................  37,731     421,603
    ACS Actividades de Construccion y Servicios SA.........  21,724     813,371
    Aena SME SA............................................   3,787     605,094
    Almirall SA............................................   5,177      93,804
    Amadeus IT Group SA....................................  16,254   1,308,846
*   Amper SA............................................... 166,633      49,287
    Applus Services SA.....................................  26,725     363,325
    Atresmedia Corp. de Medios de Comunicacion SA..........  12,702      71,539
    Azkoyen SA.............................................   1,900      15,530
    Banco de Sabadell SA................................... 747,154     983,708
    Banco Santander SA..................................... 581,640   2,767,416
    Bankia SA..............................................  87,400     274,530
    Bankinter SA...........................................  44,480     364,424
    Bolsas y Mercados Espanoles SHMSF SA...................  19,009     562,305
#   CaixaBank SA........................................... 168,332     681,193
    Cellnex Telecom SA.....................................  23,496     584,493
    CIE Automotive SA......................................   8,712     230,576
    Construcciones y Auxiliar de Ferrocarriles SA..........   1,770      66,445

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SPAIN -- (Continued)
#*  Deoleo SA.............................................. 100,226 $     9,855
    Deoleo SA..............................................  21,697       2,126
#   Distribuidora Internacional de Alimentacion SA.........  93,919      70,820
*   Duro Felguera SA....................................... 135,000       1,820
    Ebro Foods SA..........................................  13,793     270,758
*   eDreams ODIGEO SA......................................  10,487      42,705
    Elecnor SA.............................................   6,760      85,702
    Enagas SA..............................................  45,819   1,214,820
    Ence Energia y Celulosa SA.............................  34,536     290,097
    Endesa SA..............................................  19,369     404,988
    Ercros SA..............................................  28,103     127,728
    Euskaltel SA...........................................  16,780     140,483
    Faes Farma SA..........................................  63,513     267,075
    Ferrovial SA...........................................  18,629     372,968
    Fluidra SA.............................................  10,494     126,881
*   Global Dominion Access SA..............................  36,157     193,087
    Grupo Catalana Occidente SA............................   3,433     141,813
#*  Grupo Empresarial San Jose SA..........................   5,655      31,036
*   Grupo Ezentis SA.......................................  12,352       9,340
    Iberdrola S.A.......................................... 347,228   2,456,920
    Iberpapel Gestion SA...................................     452      15,390
    Iberpapel Gestion SA...................................       5         154
*   Indra Sistemas SA......................................  39,392     389,328
#   Industria de Diseno Textil SA..........................  19,174     540,414
    Laboratorios Farmaceuticos Rovi SA.....................      13         240
*   Liberbank SA........................................... 467,553     218,780
    Mapfre SA.............................................. 295,275     882,338
    Mediaset Espana Comunicacion SA........................  43,831     298,044
    Melia Hotels International SA..........................  28,859     296,562
*   Natra SA...............................................  15,901      15,753
#   Naturgy Energy Group SA................................  28,690     705,133
#   Obrascon Huarte Lain SA................................  27,745      31,671
    Papeles y Cartones de Europa SA........................   9,091     172,033
*   Promotora de Informaciones SA, Class A.................  50,088      90,948
    Prosegur Cia de Seguridad SA...........................  48,262     268,033
*   Quabit Inmobiliaria SA.................................  13,891      26,693
*   Realia Business SA.....................................  37,641      42,210
    Red Electrica Corp. SA.................................  35,355     732,077
    Repsol SA.............................................. 115,750   2,068,320
    Sacyr S.A..............................................  99,668     240,582
*   Siemens Gamesa Renewable Energy SA.....................   4,648      51,477
*   Solaria Energia y Medio Ambiente SA....................   7,125      30,677
*   Talgo SA...............................................  16,386      83,205
    Tecnicas Reunidas SA...................................   4,356     117,122
    Telefonica SA, Sponsored ADR...........................   2,163      17,758
    Telefonica SA.......................................... 129,987   1,066,290
    Telepizza Group SA.....................................   4,772      24,763
*   Tubacex SA.............................................   6,038      21,397
#*  Tubos Reunidos SA......................................   7,475       1,681
    Vidrala SA.............................................   3,219     267,340
    Viscofan SA............................................   9,622     575,552
*   Vocento SA.............................................   7,738      10,855
    Zardoya Otis SA........................................  22,904     156,792
                                                                    -----------
TOTAL SPAIN................................................          26,540,915
                                                                    -----------
SWEDEN -- (2.4%)
    AAK AB.................................................  21,762     328,026
*   AcadeMedia AB..........................................   3,486      15,967
    Acando AB..............................................  15,009      52,807

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SWEDEN -- (Continued)
      AddLife AB.............................................  2,438 $ 55,883
      AddNode Group AB.......................................  3,493   42,757
      AddTech AB, Class B....................................  7,937  162,319
      AF AB, Class B......................................... 10,152  217,731
      Ahlsell AB............................................. 20,339  102,945
      Alfa Laval AB.......................................... 11,692  298,323
  #   Alimak Group AB........................................  4,241   59,697
      Arjo AB, Class B....................................... 27,911   94,833
      Assa Abloy AB, Class B................................. 17,605  350,177
      Atrium Ljungberg AB, Class B...........................  6,820  115,532
      Attendo AB............................................. 13,201  119,375
  #   Avanza Bank Holding AB.................................  2,837  151,706
      Axfood AB..............................................  6,708  119,664
  *   BE Group AB............................................  2,614   12,427
      Beijer Alma AB......................................... 10,207  153,944
  #*  Beijer Electronics Group AB............................  2,445   11,387
      Beijer Ref AB..........................................  3,999   63,156
      Bergman & Beving AB....................................  5,767   54,143
  #   Besqab AB..............................................  1,035   13,098
      Bilia AB, Class A...................................... 26,463  247,867
  #   BillerudKorsnas AB..................................... 33,944  402,082
      BioGaia AB, Class B....................................  2,245   90,889
      Bjorn Borg AB..........................................  2,898    6,928
      Boliden AB............................................. 37,071  846,580
      Bonava AB..............................................    969   10,790
      Bonava AB, Class B..................................... 14,456  163,276
      Bravida Holding AB..................................... 15,739  115,628
      Bufab AB...............................................  7,446   75,377
  #   Bulten AB..............................................  2,966   32,083
      Bure Equity AB......................................... 12,186  158,637
  #   Byggmax Group AB....................................... 18,910   77,110
      Castellum AB........................................... 18,314  315,691
      Catena AB..............................................  2,843   57,760
  *   Cavotec SA.............................................  6,898   15,983
  #   Clas Ohlson AB, Class B................................  6,895   57,947
      Cloetta AB, Class B.................................... 31,310   94,375
  *   CLX Communications AB..................................  1,542   17,244
  *   Collector AB...........................................  2,194   12,816
      Com Hem Holding AB..................................... 30,063  469,028
      Concentric AB..........................................  9,782  131,268
      Coor Service Management Holding AB.....................  4,123   29,050
      Dios Fastigheter AB.................................... 14,966   90,149
  #   Dometic Group AB....................................... 52,080  363,720
  *   Doro AB................................................  5,800   25,950
      Duni AB................................................  5,891   66,094
  #   Dustin Group AB........................................ 16,788  134,658
      Eastnine AB............................................  4,136   38,815
      Elanders AB, Class B...................................  1,369   14,148
      Electrolux AB.......................................... 12,976  269,638
      Elekta AB, Class B..................................... 17,950  227,637
  #*  Eltel AB............................................... 14,557   31,601
  *   Enea AB................................................  2,198   25,567
  *   Epiroc AB, Class A..................................... 13,356  117,210
  *   Epiroc AB, Class B.....................................  8,453   69,554
      Essity AB, Class A.....................................  1,061   24,108
      Essity AB, Class B..................................... 33,701  769,106
      Fabege AB.............................................. 18,673  238,443
  #   Fagerhult AB...........................................  5,132   45,103
  *   Fastighets AB Balder, Class B..........................  7,208  180,771

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWEDEN -- (Continued)
     FastPartner AB.........................................   3,981 $   23,927
     Fenix Outdoor International AG.........................     573     56,792
 #*  Fingerprint Cards AB, Class B..........................  19,879     24,573
     Getinge AB, Class B....................................  31,023    304,315
     Granges AB.............................................  22,021    232,808
     Gunnebo AB.............................................   5,913     15,742
     Haldex AB..............................................   9,561     80,877
 *   Hembla AB..............................................     617     10,551
     Hemfosa Fastigheter AB.................................  23,777    293,749
 #   Hennes & Mauritz AB, Class B...........................  22,236    392,749
     Hexagon AB, Class B....................................   6,501    318,182
     Hexpol AB..............................................  25,797    238,726
     HIQ International AB...................................   9,640     54,180
 #   HMS Networks AB........................................     752     11,774
 #   Hoist Finance AB.......................................   7,251     58,149
     Holmen AB, Class B.....................................  14,774    338,229
     Hufvudstaden AB, Class A...............................   8,902    131,603
     Humana AB..............................................   2,026     12,175
     Husqvarna AB, Class A..................................   3,743     28,370
     Husqvarna AB, Class B..................................  45,246    341,402
 #   ICA Gruppen AB.........................................   7,685    271,891
     Indutrade AB...........................................  10,578    253,910
 #   Intrum AB..............................................  13,730    350,202
     Inwido AB..............................................   8,145     54,281
 #   ITAB Shop Concept AB, Class B..........................   2,085      4,095
     JM AB..................................................  15,767    299,079
     KappAhl AB.............................................  19,092     54,723
     Karo Pharma AB.........................................  15,299     61,771
     Klovern AB, Class B....................................  83,045     95,819
     KNOW IT AB.............................................   5,249    102,079
     Kungsleden AB..........................................  26,316    183,953
     Lagercrantz Group AB, Class B..........................  15,291    150,420
     Lifco AB, Class B......................................   2,024     85,942
     Lindab International AB................................  16,206    113,231
     Loomis AB, Class B.....................................  18,305    565,984
     Lundin Petroleum AB....................................   5,772    175,608
 *   Medivir AB, Class B....................................   2,235      8,832
     Mekonomen AB...........................................   3,298     38,630
 #   Mekonomen AB...........................................   1,884     22,029
     Millicom International Cellular SA.....................   8,353    471,378
     Modern Times Group MTG AB, Class B.....................   4,676    172,608
     Momentum Group AB, Class B.............................   4,954     49,733
 #   MQ Holding AB..........................................   4,787      6,464
 #   Mycronic AB............................................   9,725    121,979
 #   NCC AB, Class B........................................   5,731     85,400
     Nederman Holding AB....................................   3,686     40,267
 *   Net Insight AB, Class B................................  19,401      5,830
     New Wave Group AB, Class B.............................   9,925     60,336
     Nibe Industrier AB, Class B............................  23,396    244,183
     Nobia AB...............................................  31,165    198,240
     Nobina AB..............................................  30,729    205,042
     Nolato AB, Class B.....................................   3,468    159,687
     Nordea Bank Abp........................................ 118,100  1,026,392
     NP3 Fastigheter AB.....................................   4,569     30,493
     OEM International AB, Class B..........................     697     15,965
     Opus Group AB..........................................  66,452     40,620
     Pandox AB..............................................  11,273    192,586
     Peab AB................................................  46,427    408,677
     Platzer Fastigheter Holding AB, Class B................   5,588     36,082

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (Continued)
    Pricer AB, Class B.....................................  31,342 $    34,943
    Proact IT Group AB.....................................   3,205      61,580
#*  Qliro Group AB.........................................  44,234      58,366
*   Radisson Hospitality AB................................   9,493      36,652
    Ratos AB, Class B......................................  54,153     146,255
*   RaySearch Laboratories AB..............................   2,357      29,705
*   Recipharm AB, Class B..................................   8,352     123,589
    Resurs Holding AB......................................   7,033      46,590
    Rottneros AB...........................................  22,228      28,591
    Sagax AB, Class B......................................   5,415      75,533
    Sandvik AB.............................................  38,936     615,531
*   SAS AB.................................................  66,118     149,292
    Scandi Standard AB.....................................  13,289      81,462
    Scandic Hotels Group AB................................  22,472     205,413
    Sectra AB, Class B.....................................   2,309      60,213
    Securitas AB, Class B..................................  16,440     281,758
    Semcon AB..............................................   1,792      10,379
*   Sensys Gatso Group AB..................................  80,848      15,080
    Skandinaviska Enskilda Banken AB, Class A..............  89,942     930,755
#   Skandinaviska Enskilda Banken AB, Class C..............   1,001      10,280
#   Skanska AB, Class B....................................  19,483     306,265
    SkiStar AB.............................................   5,658     147,454
    SSAB AB, Class A.......................................   2,180       8,715
    SSAB AB, Class A.......................................  11,755      46,929
    SSAB AB, Class B.......................................  12,326      39,915
    SSAB AB, Class B.......................................  20,082      65,129
    Svenska Cellulosa AB SCA, Class A......................   2,239      21,661
    Svenska Cellulosa AB SCA, Class B......................  48,194     455,600
#   Svenska Handelsbanken AB, Class A......................  78,418     852,391
#   Svenska Handelsbanken AB, Class B......................   1,480      16,394
    Sweco AB, Class B......................................  13,082     294,961
    Swedbank AB, Class A...................................  47,734   1,073,754
*   Swedish Orphan Biovitrum AB............................   6,693     136,602
    Systemair AB...........................................   2,749      29,067
    Tele2 AB, Class B......................................  31,616     359,007
    Telia Co. AB........................................... 230,338   1,036,864
    Thule Group AB.........................................  15,822     313,285
    Trelleborg AB, Class B.................................  24,259     437,691
    Troax Group AB.........................................     619      17,175
    Wallenstam AB, Class B.................................  11,246     101,325
    Wihlborgs Fastigheter AB...............................  18,943     213,717
                                                                    -----------
TOTAL SWEDEN...............................................          27,165,760
                                                                    -----------
SWITZERLAND -- (4.4%)
    ABB, Ltd., Sponsored ADR...............................   6,352     127,421
    ABB, Ltd............................................... 150,912   3,036,582
    Adecco Group AG........................................  20,853   1,021,172
    Allreal Holding AG.....................................   3,766     577,711
*   Alpiq Holding AG.......................................     895      75,521
    ALSO Holding AG........................................   1,351     153,116
#   ams AG.................................................   2,344      91,316
    APG SGA SA.............................................     214      75,367
#*  Arbonia AG.............................................   8,815     110,580
#*  Aryzta AG..............................................  16,361     152,598
    Ascom Holding AG.......................................   6,228      99,324
#   Autoneum Holding AG....................................     854     165,063
    Baloise Holding AG.....................................   7,076   1,011,394
#   Banque Cantonale de Geneve.............................     242      46,730
    Banque Cantonale Vaudoise..............................     453     338,579

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SWITZERLAND -- (Continued)
     Belimo Holding AG......................................     54 $  241,512
     Bell Food Group AG.....................................    440    137,973
     Bellevue Group AG......................................  2,601     56,549
     Berner Kantonalbank AG.................................    821    172,748
     BFW Liegenschaften AG..................................    476     20,740
     BKW AG.................................................  2,907    184,379
     Bobst Group SA.........................................  2,128    160,854
     Bossard Holding AG, Class A............................  1,503    245,055
     Bucher Industries AG...................................  1,070    295,096
 #   Burckhardt Compression Holding AG......................    543    179,932
 #   Burkhalter Holding AG..................................    630     49,206
     Calida Holding AG......................................    679     21,164
     Carlo Gavazzi Holding AG...............................     72     19,566
     Cembra Money Bank AG...................................  5,300    444,499
     Cham Group AG..........................................     53     22,556
     Cicor Technologies, Ltd................................    460     22,985
     Cie Financiere Richemont SA............................ 16,863  1,232,527
     Cie Financiere Tradition SA............................    381     40,095
     Clariant AG............................................ 42,605    918,260
     Coltene Holding AG.....................................    694     70,828
     Conzzeta AG............................................    237    211,926
     Credit Suisse Group AG................................. 68,481    895,297
     Credit Suisse Group AG, Sponsored ADR.................. 52,048    672,981
     Daetwyler Holding AG...................................  1,231    186,886
     DKSH Holding AG........................................  5,421    365,484
 #   dormakaba Holding AG...................................    516    372,264
 #   Dufry AG...............................................  6,035    680,023
     EFG International AG................................... 24,959    176,055
     Emmi AG................................................    416    302,365
     EMS-Chemie Holding AG..................................    429    236,366
     Energiedienst Holding AG...............................    346     10,132
 *   Evolva Holding SA...................................... 22,215      5,733
     Feintool International Holding AG......................    493     46,195
     Flughafen Zurich AG....................................  3,565    704,561
     Forbo Holding AG.......................................    352    516,662
     GAM Holding AG......................................... 37,876    219,951
     Geberit AG.............................................  1,965    769,371
     Georg Fischer AG.......................................  1,075  1,000,121
     Givaudan SA............................................    404    979,262
     Gurit Holding AG.......................................    111    100,784
     Helvetia Holding AG....................................  1,305    799,346
 #   Hiag Immobilien Holding AG.............................    197     23,251
 #   HOCHDORF Holding AG....................................    269     41,022
     Huber & Suhner AG......................................  3,371    230,744
     Hypothekarbank Lenzburg AG.............................      3     13,343
     Implenia AG............................................  3,739    207,853
     Inficon Holding AG.....................................    453    217,265
     Interroll Holding AG...................................    130    240,508
     Intershop Holding AG...................................    195     95,819
     Investis Holding SA....................................    172     10,450
     Julius Baer Group, Ltd................................. 23,729  1,082,155
     Jungfraubahn Holding AG................................    368     48,404
     Kardex AG..............................................  1,504    195,505
     Komax Holding AG.......................................    807    221,042
 #   Kudelski SA............................................  5,386     37,914
     Kuehne + Nagel International AG........................  2,866    398,330
     LafargeHolcim, Ltd..................................... 19,902    921,670
 *   Lastminute.com NV......................................    695     12,752
     LEM Holding SA.........................................     68     77,726

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWITZERLAND -- (Continued)
     Liechtensteinische Landesbank AG.......................   2,283 $  147,313
     Logitech International SA..............................   5,413    200,412
     Logitech International SA..............................   9,093    335,714
     Luzerner Kantonalbank AG...............................     615    308,382
 *   MCH Group AG...........................................     293      8,141
 #   Meier Tobler Group AG..................................     721     12,493
     Metall Zug AG..........................................      34    100,408
     Mikron Holding AG......................................     546      4,944
     Mobilezone Holding AG..................................   5,687     63,095
     Mobimo Holding AG......................................   1,259    280,357
 #*  Newron Pharmaceuticals SpA.............................     976      8,337
     OC Oerlikon Corp. AG...................................  35,126    418,041
 #   Orell Fuessli Holding AG...............................      12      1,148
     Orior AG...............................................   1,160    102,463
     Partners Group Holding AG..............................     927    659,982
     Phoenix Mecano AG......................................     139     75,301
     Plazza AG, Class A.....................................     139     30,921
     PSP Swiss Property AG..................................   5,478    528,556
     Romande Energie Holding SA.............................      13     15,491
     Schaffner Holding AG...................................      96     25,720
 *   Schmolz + Bickenbach AG................................ 119,472     87,699
     Schweiter Technologies AG..............................     249    282,752
     SFS Group AG...........................................   4,164    408,469
     SGS SA.................................................     284    674,514
     Sonova Holding AG......................................   5,713    931,700
     St Galler Kantonalbank AG..............................     400    196,963
     Straumann Holding AG...................................     771    526,289
     Sulzer AG..............................................   3,490    350,302
     Sunrise Communications Group AG........................  11,906  1,047,988
     Swatch Group AG (The)..................................   2,592    875,509
     Swatch Group AG (The)..................................   4,691    313,128
     Swiss Life Holding AG..................................   3,129  1,180,305
     Swiss Prime Site AG....................................  11,013    893,632
     Swiss Re AG............................................  14,280  1,288,523
 #   Swisscom AG............................................   4,212  1,928,597
     Swissquote Group Holding SA............................   2,546    132,368
     Tamedia AG.............................................     479     56,349
     Temenos AG.............................................   5,716    785,590
     Thurgauer Kantonalbank.................................     103     10,583
 #   u-blox Holding AG......................................   1,941    243,218
 #   UBS Group AG...........................................  35,594    497,501
 *   UBS Group AG........................................... 139,856  1,943,998
     Valiant Holding AG.....................................   3,154    356,147
     Valora Holding AG......................................     767    191,877
 #   VAT Group AG...........................................   3,383    339,458
     Vaudoise Assurances Holding SA.........................     246    123,618
     Vetropack Holding AG...................................      44    100,716
     Vifor Pharma AG........................................   6,113    883,506
 *   Von Roll Holding AG....................................   5,887      7,173
     Vontobel Holding AG....................................   7,247    449,641
     VP Bank AG.............................................     642    103,320
     VZ Holding AG..........................................     281     79,603
     Walliser Kantonalbank..................................      10      1,122
     Warteck Invest AG......................................       7     13,282
 #   Ypsomed Holding AG.....................................     385     51,676
     Zehnder Group AG.......................................   2,271     90,860
 #   Zug Estates Holding AG, Class B........................      25     42,315
     Zuger Kantonalbank AG..................................      16     92,449

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SWITZERLAND -- (Continued)
    Zurich Insurance Group AG..............................     9,063 $ 2,813,890
                                                                      -----------
TOTAL SWITZERLAND..........................................            48,670,365
                                                                      -----------
UNITED KINGDOM -- (15.7%)
    3i Group P.L.C.........................................   105,290   1,178,964
    4imprint Group P.L.C...................................     1,351      31,204
    A.G. Barr P.L.C........................................    25,154     245,571
    AA P.L.C...............................................    92,061     117,662
*   Acacia Mining P.L.C....................................    45,980      89,923
    Admiral Group P.L.C....................................    17,663     454,045
    Aggreko P.L.C..........................................    64,951     711,834
    Air Partner P.L.C......................................     9,325      11,958
    Anglo American P.L.C...................................   205,936   4,395,370
    Anglo Pacific Group P.L.C..............................    37,140      61,785
    Anglo-Eastern Plantations P.L.C........................     2,071      15,250
    Antofagasta P.L.C......................................    54,306     543,604
#   Arrow Global Group P.L.C...............................    37,295      91,062
    Ascential P.L.C........................................     3,318      15,962
    Ashmore Group P.L.C....................................    56,347     253,238
    Ashtead Group P.L.C....................................    49,049   1,210,865
    Associated British Foods P.L.C.........................     9,376     285,844
    Auto Trader Group P.L.C................................   164,268     858,360
    AVEVA Group P.L.C......................................     6,407     214,315
    Aviva P.L.C............................................   301,971   1,650,237
    Avon Rubber P.L.C......................................     4,556      69,740
    B&M European Value Retail SA...........................   176,649     939,994
    Balfour Beatty P.L.C...................................    90,174     302,940
    Bank of Georgia Group P.L.C............................     3,034      60,544
    Barclays P.L.C., Sponsored ADR.........................   142,149   1,249,490
    Barclays P.L.C.........................................   152,565     336,147
    Barratt Developments P.L.C.............................   151,482     993,566
    BBA Aviation P.L.C.....................................   166,150     509,526
    Beazley P.L.C..........................................    74,609     500,951
    Bellway P.L.C..........................................    35,954   1,318,707
    Berkeley Group Holdings P.L.C. (The)...................    34,747   1,552,957
    BHP Billiton P.L.C.....................................    12,358     246,526
    BHP Billiton P.L.C., ADR...............................    48,655   1,958,364
    Biffa P.L.C............................................     4,898      14,680
    Bloomsbury Publishing P.L.C............................     9,816      24,141
    Bodycote P.L.C.........................................    51,831     526,355
    Bovis Homes Group P.L.C................................    29,504     364,668
    BP P.L.C., Sponsored ADR...............................   155,359   6,737,915
    BP P.L.C...............................................   410,827   2,967,699
    Braemar Shipping Services P.L.C........................     6,415      18,794
    Brewin Dolphin Holdings P.L.C..........................    71,488     300,374
    Britvic P.L.C..........................................    43,763     441,816
    BT Group P.L.C., Sponsored ADR.........................     1,608      24,506
    BT Group P.L.C......................................... 1,012,979   3,101,747
*   BTG P.L.C..............................................    16,894     119,007
    Bunzl P.L.C............................................    18,239     538,049
    Burberry Group P.L.C...................................    31,082     719,218
*   Cairn Energy P.L.C.....................................   148,235     372,254
*   Capita P.L.C...........................................   143,255     234,616
    Capital & Counties Properties P.L.C....................   104,392     333,078
*   Carclo P.L.C...........................................     7,329       7,514
#   Card Factory P.L.C.....................................    77,992     183,663
    CareTech Holdings P.L.C................................     4,254      21,520
    Carnival P.L.C.........................................     1,660      90,479
    Carnival P.L.C., ADR...................................     5,689     315,796

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 UNITED KINGDOM -- (Continued)
 *   Carpetright P.L.C......................................   1,047 $      253
     Centamin P.L.C......................................... 237,611    301,741
     Centrica P.L.C......................................... 385,371    723,836
     Chesnara P.L.C.........................................  10,149     44,584
     Cineworld Group P.L.C.................................. 204,076    767,168
 *   Circassia Pharmaceuticals P.L.C........................  29,532     21,157
     City of London Investment Group P.L.C..................   2,945     14,191
     Clarkson P.L.C.........................................   1,911     58,038
     Clipper Logistics P.L.C................................   3,651     12,141
     Close Brothers Group P.L.C.............................  41,596    781,263
     CLS Holdings P.L.C.....................................  21,166     58,711
     CMC Markets P.L.C......................................  33,566     50,339
 *   Cobham P.L.C........................................... 558,756    766,977
     Coca-Cola HBC AG.......................................  13,883    410,084
     Communisis P.L.C.......................................  36,195     32,875
     Compass Group P.L.C....................................  35,028    688,954
     Computacenter P.L.C....................................  21,326    299,286
     Connect Group P.L.C....................................  18,166      7,910
     Consort Medical P.L.C..................................   7,742    110,184
     ConvaTec Group P.L.C................................... 243,323    502,943
     Costain Group P.L.C....................................  29,486    141,346
     Countryside Properties P.L.C...........................  23,861     91,205
 *   Countrywide P.L.C......................................  41,736      5,584
     Cranswick P.L.C........................................  13,373    493,725
     Crest Nicholson Holdings P.L.C.........................  55,571    241,756
     Croda International P.L.C..............................   9,413    579,793
     CYBG P.L.C............................................. 112,981    388,179
     Daejan Holdings P.L.C..................................     993     74,456
     Daily Mail & General Trust P.L.C., Class A.............  25,485    227,532
 #   Dairy Crest Group P.L.C................................  46,848    285,854
     DCC P.L.C..............................................   9,273    794,796
     De La Rue P.L.C........................................  17,322    106,242
     Debenhams P.L.C........................................ 140,138     15,973
     Dechra Pharmaceuticals P.L.C...........................   5,607    163,826
     Devro P.L.C............................................  55,140    115,671
     DFS Furniture P.L.C....................................  22,676     60,301
     Dignity P.L.C..........................................   9,279    118,161
     Diploma P.L.C..........................................  32,164    539,357
     Direct Line Insurance Group P.L.C...................... 380,243  1,597,886
     DiscoverIE Group P.L.C.................................   5,122     23,332
     Dixons Carphone P.L.C.................................. 227,079    490,950
     Domino's Pizza Group P.L.C.............................  76,762    277,710
     Drax Group P.L.C.......................................  98,612    505,112
     DS Smith P.L.C......................................... 180,199    904,165
     Dunelm Group P.L.C.....................................  14,489    110,415
     easyJet P.L.C..........................................  19,216    294,385
     Electrocomponents P.L.C................................ 125,898    996,790
     Elementis P.L.C........................................  75,191    196,454
 *   EnQuest P.L.C.......................................... 385,681    133,743
     Entertainment One, Ltd................................. 107,611    562,506
     Equiniti Group P.L.C...................................  10,559     29,046
     esure Group P.L.C......................................  89,144    317,153
     Euromoney Institutional Investor P.L.C.................   9,428    152,781
     Evraz P.L.C............................................  44,279    306,796
     Experian P.L.C.........................................  32,293    742,713
     Ferguson P.L.C.........................................  12,573    847,668
     Ferrexpo P.L.C......................................... 100,422    267,337
 *   Findel P.L.C...........................................   6,451     20,640
 *   Firstgroup P.L.C....................................... 301,156    327,425

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
*   Flybe Group P.L.C......................................    17,192 $    2,244
    Forterra P.L.C.........................................    60,604    171,014
    Foxtons Group P.L.C....................................    38,161     22,731
    Fresnillo P.L.C........................................    11,425    123,893
    G4S P.L.C..............................................   250,359    687,074
    Galliford Try P.L.C....................................    24,680    274,988
    Games Workshop Group P.L.C.............................     5,078    199,463
*   Gem Diamonds, Ltd......................................    20,421     27,161
*   Genel Energy P.L.C.....................................     5,328     14,756
    Genus P.L.C............................................     5,542    156,578
    Glencore P.L.C......................................... 1,027,988  4,183,561
    Go-Ahead Group P.L.C. (The)............................    14,922    293,369
    Gocompare.Com Group P.L.C..............................    52,665     55,883
    Grafton Group P.L.C....................................    27,486    253,916
    Grainger P.L.C.........................................    45,250    156,330
    Greencore Group P.L.C..................................   143,452    347,191
    Greggs P.L.C...........................................    38,113    565,189
*   Gulf Keystone Petroleum, Ltd...........................    44,583    126,595
*   Gulf Marine Services P.L.C.............................    22,626     11,896
    Gym Group P.L.C. (The).................................    12,823     48,452
    Halfords Group P.L.C...................................    53,785    211,409
    Halma P.L.C............................................    53,393    906,099
    Hargreaves Lansdown P.L.C..............................    12,265    292,395
    Hastings Group Holdings P.L.C..........................    31,884     75,355
    Hays P.L.C.............................................   433,514    907,836
    Headlam Group P.L.C....................................     9,335     53,732
    Helical P.L.C..........................................    23,029     91,208
    Henry Boot P.L.C.......................................     3,282     11,087
    Hill & Smith Holdings P.L.C............................    22,245    281,262
    Hilton Food Group P.L.C................................     5,451     64,219
    Hiscox, Ltd............................................    28,931    600,962
    Hochschild Mining P.L.C................................    81,816    164,697
    Hollywood Bowl Group P.L.C.............................     5,745     14,828
    HomeServe P.L.C........................................    77,336    938,804
    Hostelworld Group P.L.C................................     2,529      6,332
    Howden Joinery Group P.L.C.............................   191,376  1,145,903
    HSBC Holdings P.L.C....................................    20,668    170,089
    HSBC Holdings P.L.C., Sponsored ADR....................   171,658  7,053,427
*   Hunting P.L.C..........................................    27,766    238,243
    Huntsworth P.L.C.......................................    16,294     23,213
    Ibstock P.L.C..........................................   102,905    295,028
    IG Group Holdings P.L.C................................    89,515    691,069
    IMI P.L.C..............................................    88,147  1,117,571
    Inchcape P.L.C.........................................   100,860    696,608
*   Indivior P.L.C.........................................    92,158    221,798
    Informa P.L.C..........................................    65,826    600,702
    Inmarsat P.L.C.........................................    89,937    523,022
    InterContinental Hotels Group P.L.C....................     5,167    271,129
    InterContinental Hotels Group P.L.C., ADR..............     6,582    353,844
    Intermediate Capital Group P.L.C.......................    28,742    349,093
    International Consolidated Airlines Group SA...........    96,938    747,343
    International Personal Finance P.L.C...................    36,386     82,924
*   Interserve P.L.C.......................................    34,177     21,117
    Intertek Group P.L.C...................................    12,013    719,775
    Investec P.L.C.........................................    98,929    611,635
*   IP Group P.L.C.........................................    61,065     83,382
    ITE Group P.L.C........................................   136,350     99,069
    ITV P.L.C..............................................   271,623    515,614
    IWG P.L.C..............................................   185,013    542,957

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    J Sainsbury P.L.C......................................   159,237 $  632,659
    James Fisher & Sons P.L.C..............................    11,812    255,657
    Jardine Lloyd Thompson Group P.L.C.....................    18,475    445,190
    JD Sports Fashion P.L.C................................   143,010    745,337
    John Laing Group P.L.C.................................     9,036     35,957
    John Menzies P.L.C.....................................    25,276    168,114
    John Wood Group P.L.C..................................   107,668    981,310
    Johnson Matthey P.L.C..................................    20,197    765,739
    Jupiter Fund Management P.L.C..........................    83,341    358,701
*   Just Eat P.L.C.........................................    11,579     89,824
    Just Group P.L.C.......................................    61,501     69,706
    Kainos Group P.L.C.....................................     1,984      9,979
    KAZ Minerals P.L.C.....................................    64,883    428,405
    KCOM Group P.L.C.......................................   154,979    182,537
    Keller Group P.L.C.....................................    17,172    142,022
    Kier Group P.L.C.......................................    14,264    159,662
    Kin and Carta P.L.C....................................    23,466     28,556
    Kingfisher P.L.C.......................................   276,029    896,311
*   Lamprell P.L.C.........................................    41,997     33,826
    Lancashire Holdings, Ltd...............................    37,144    280,022
    Legal & General Group P.L.C............................   568,193  1,823,262
*   Liberty Global P.L.C., Class A.........................     3,806     97,547
*   Liberty Global P.L.C., Class C.........................     9,330    233,623
    Lloyds Banking Group P.L.C............................. 3,646,325  2,660,864
    Lloyds Banking Group P.L.C., ADR.......................   153,413    440,295
    London Stock Exchange Group P.L.C......................    17,368    956,953
*   Lonmin P.L.C...........................................    14,920      9,255
    Lookers P.L.C..........................................    64,764     79,127
    Low & Bonar P.L.C......................................    42,924     17,080
    LSL Property Services P.L.C............................     8,985     28,703
    Man Group P.L.C........................................   381,733    757,399
    Marks & Spencer Group P.L.C............................   350,539  1,325,805
    Marshalls P.L.C........................................    55,627    306,139
    McBride P.L.C..........................................    44,516     71,975
    McCarthy & Stone P.L.C.................................    41,469     71,600
    McColl's Retail Group P.L.C............................     4,154      6,775
    Mears Group P.L.C......................................    24,782    112,409
    Meggitt P.L.C..........................................   149,944  1,014,462
    Melrose Industries P.L.C...............................   498,646  1,073,383
    Merlin Entertainments P.L.C............................   115,231    475,881
    Micro Focus International P.L.C........................    21,697    336,348
    Micro Focus International P.L.C., Sponsored ADR........    34,787    533,633
    Millennium & Copthorne Hotels P.L.C....................    26,004    157,526
    Mitie Group P.L.C......................................    59,502    110,530
    MJ Gleeson P.L.C.......................................     3,822     34,122
    Mondi P.L.C............................................    24,183    569,482
    Moneysupermarket.com Group P.L.C.......................    91,437    342,746
    Morgan Advanced Materials P.L.C........................    81,272    286,152
    Morgan Sindall Group P.L.C.............................     7,439    112,745
*   Mothercare P.L.C.......................................    36,668      9,138
    Motorpoint group P.L.C.................................     7,562     21,254
    N Brown Group P.L.C....................................    16,501     28,692
    National Express Group P.L.C...........................   120,144    613,897
    National Grid P.L.C....................................     4,142     43,757
    National Grid P.L.C., Sponsored ADR....................     9,879    528,518
    NCC Group P.L.C........................................    15,893     39,808
    NEX Group P.L.C........................................    53,922    781,999
    Next P.L.C.............................................     7,233    480,508
    Non-Standard Finance P.L.C.............................    12,954     10,956

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 UNITED KINGDOM -- (Continued)
     Norcros P.L.C..........................................   7,961 $   21,853
     Northgate P.L.C........................................  37,541    180,804
 *   Nostrum Oil & Gas P.L.C................................  13,966     36,680
 *   Ocado Group P.L.C......................................  69,035    753,497
     On the Beach Group P.L.C...............................   8,203     44,879
     OneSavings Bank P.L.C..................................  47,165    224,669
 *   Ophir Energy P.L.C..................................... 135,176     71,204
     Oxford Instruments P.L.C...............................  15,022    180,196
     Pagegroup P.L.C........................................ 109,330    700,803
     Paragon Banking Group P.L.C............................  69,375    377,017
     PayPoint P.L.C.........................................   8,942     90,270
     Pearson P.L.C..........................................  50,880    584,506
     Pearson P.L.C., Sponsored ADR..........................  17,710    201,894
     Pendragon P.L.C........................................ 278,596     95,829
     Pennon Group P.L.C.....................................  62,153    592,104
     Persimmon P.L.C........................................  32,656    955,747
 *   Petra Diamonds, Ltd.................................... 178,681     89,525
     Petrofac, Ltd..........................................  83,197    611,791
 *   Petropavlovsk P.L.C.................................... 457,284     38,672
     Pets at Home Group P.L.C...............................  74,453    104,556
     Phoenix Group Holdings................................. 110,361    848,250
     Photo-Me International P.L.C...........................  69,331     98,029
     Polypipe Group P.L.C...................................  52,399    248,015
     Porvair P.L.C..........................................   1,400      7,973
 *   Premier Foods P.L.C.................................... 159,784     77,786
 *   Premier Oil P.L.C...................................... 266,330    365,367
 *   Provident Financial P.L.C..............................  29,227    190,520
     Prudential P.L.C., ADR.................................  30,236  1,204,300
     PZ Cussons P.L.C.......................................  23,635     65,954
     Quilter P.L.C.......................................... 165,905    245,470
     Randgold Resources, Ltd................................     919     72,283
     Rathbone Brothers P.L.C................................   5,142    151,276
 *   Raven Property Group, Ltd..............................  18,972     10,936
     Reach P.L.C............................................  64,538     55,729
     Redrow P.L.C...........................................  73,921    499,114
     RELX P.L.C., Sponsored ADR.............................  35,300    693,991
     RELX P.L.C.............................................  22,194    439,162
     Renewi P.L.C...........................................  74,274     48,684
     Renishaw P.L.C.........................................   9,007    483,997
 *   Renold P.L.C...........................................   9,728      3,827
     Rentokil Initial P.L.C................................. 294,780  1,188,739
 #   Rhi Magnesita NV.......................................   3,146    157,347
     Rhi Magnesita NV.......................................     209     10,130
     Ricardo P.L.C..........................................   7,238     65,746
     Rightmove P.L.C........................................ 128,204    740,067
     Rio Tinto P.L.C........................................  24,424  1,185,804
     Rio Tinto P.L.C., Sponsored ADR........................  67,897  3,346,643
     Robert Walters P.L.C...................................  10,439     77,851
     Rolls-Royce Holdings P.L.C............................. 124,927  1,339,740
     Rotork P.L.C........................................... 232,906    891,825
     Royal Bank of Scotland Group P.L.C.....................  16,278     49,005
     Royal Bank of Scotland Group P.L.C., Sponsored ADR.....  97,140    592,554
     Royal Dutch Shell P.L.C., Class A......................  55,365  1,763,834
     Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......  54,599  3,450,111
     Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......  64,621  4,246,246
     Royal Dutch Shell P.L.C., Class B......................   6,426    209,577
     Royal Mail P.L.C....................................... 120,943    555,241
     RPC Group P.L.C........................................ 114,915  1,120,093
     RPS Group P.L.C........................................  25,396     50,805

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 UNITED KINGDOM -- (Continued)
     RSA Insurance Group P.L.C..............................  89,408 $  643,027
     S&U P.L.C..............................................     377      9,946
     Saga P.L.C............................................. 122,399    186,375
     Savills P.L.C..........................................  36,937    341,858
     Schroders P.L.C........................................   9,717    332,540
     Schroders P.L.C........................................   3,051     87,090
     SDL P.L.C..............................................   5,135     30,070
     Senior P.L.C........................................... 113,041    393,719
     Severfield P.L.C.......................................  44,779     39,875
     Severn Trent P.L.C.....................................  20,671    491,233
     SIG P.L.C..............................................  71,621    102,577
     Smith & Nephew P.L.C., Sponsored ADR...................     750     24,660
     Smith & Nephew P.L.C...................................  52,173    848,064
     Smiths Group P.L.C.....................................  52,139    929,405
     Soco International P.L.C...............................  40,227     43,134
     Softcat P.L.C..........................................  15,397    127,006
     Spectris P.L.C.........................................  17,283    472,858
     Speedy Hire P.L.C......................................  60,534     43,490
     Spirax-Sarco Engineering P.L.C.........................   7,791    643,536
     Spirent Communications P.L.C...........................  89,210    134,709
 *   Sports Direct International P.L.C......................  63,857    266,176
     SSE P.L.C..............................................  85,046  1,239,581
     SSP Group P.L.C........................................  80,387    685,363
     St James's Place P.L.C.................................  69,959    904,097
     St. Modwen Properties P.L.C............................  51,277    244,778
     Stagecoach Group P.L.C................................. 152,485    298,138
     Standard Chartered P.L.C............................... 154,749  1,084,590
     Standard Life Aberdeen P.L.C........................... 135,278    467,227
     SThree P.L.C...........................................  31,635    123,774
     Stobart Group, Ltd.....................................  18,503     50,190
     STV Group P.L.C........................................     100        482
     Superdry P.L.C.........................................   9,884    101,979
     Synthomer P.L.C........................................  71,301    404,443
     TalkTalk Telecom Group P.L.C...........................  66,529    101,741
     Tarsus Group P.L.C.....................................   8,917     31,843
     Tate & Lyle P.L.C...................................... 124,594  1,071,269
     Taylor Wimpey P.L.C.................................... 910,215  1,874,158
     Ted Baker P.L.C........................................   5,139    120,291
     Telecom Plus P.L.C.....................................  14,839    231,554
     Tesco P.L.C............................................ 775,122  2,110,985
     Thomas Cook Group P.L.C................................ 265,125    152,493
     Topps Tiles P.L.C......................................  35,792     28,684
     TP ICAP P.L.C..........................................  54,818    203,086
     Travis Perkins P.L.C...................................  47,696    673,644
     Trifast P.L.C..........................................   6,091     14,995
     TT Electronics P.L.C...................................  18,145     49,518
     TUI AG.................................................  20,624    342,177
 *   Tullow Oil P.L.C....................................... 346,293    993,538
     Tyman P.L.C............................................   2,416      8,545
     U & I Group P.L.C......................................  38,659    113,142
     UDG Healthcare P.L.C...................................   9,433     76,078
     Unilever P.L.C., Sponsored ADR.........................  33,461  1,772,764
     Unilever P.L.C.........................................   3,266    172,999
     United Utilities Group P.L.C...........................  59,845    554,566
     Urban & Civic P.L.C....................................   3,016     11,384
 *   Vectura Group P.L.C.................................... 158,506    143,993
     Vesuvius P.L.C.........................................  34,931    242,354
     Victrex P.L.C..........................................  22,307    754,561
     Vitec Group P.L.C. (The)...............................   5,838     91,739

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
UNITED KINGDOM -- (Continued)
    Vodafone Group P.L.C................................... 1,288,510 $    2,423,092
    Volution Group P.L.C...................................     7,694         17,022
    Vp P.L.C...............................................     2,866         36,883
    Weir Group P.L.C (The).................................     5,608        113,487
    WH Smith P.L.C.........................................    18,911        470,077
    Whitbread P.L.C........................................     9,776        549,680
    Wilmington PL.C........................................     1,608          3,504
    Wincanton P.L.C........................................    21,985         58,223
*   Wizz Air Holdings P.L.C................................     2,207         72,387
    Wm Morrison Supermarkets P.L.C.........................   378,589      1,199,442
    WPP P.L.C..............................................   133,659      1,512,450
    Xaar P.L.C.............................................     5,723         10,656
    XP Power, Ltd..........................................     1,423         46,223
                                                                      --------------
TOTAL UNITED KINGDOM.......................................              175,026,453
                                                                      --------------
UNITED STATES -- (0.1%)
*   International Flavors & Fragrances, Inc................       506         73,060
*   Linde P.L.C............................................     6,368      1,044,746
                                                                      --------------
TOTAL UNITED STATES........................................                1,117,806
                                                                      --------------
TOTAL COMMON STOCKS........................................            1,049,685,694
                                                                      --------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
    Biotest AG.............................................     1,499         39,755
    Draegerwerk AG & Co. KGaA..............................     1,873        100,546
    Fuchs Petrolub SE......................................     9,834        455,213
    Henkel AG & Co. KGaA...................................     2,185        238,722
    Jungheinrich AG........................................    14,545        481,903
    Sartorius AG...........................................     3,449        498,874
    STO SE & Co. KGaA......................................       292         30,175
                                                                      --------------
TOTAL GERMANY..............................................                1,845,188
                                                                      --------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.......................................... 1,246,448          1,593
    Rolls-Royce Holdings P.L.C............................. 5,746,642          7,345
                                                                      --------------
TOTAL UNITED KINGDOM.......................................                    8,938
                                                                      --------------
TOTAL PREFERRED STOCKS.....................................                1,854,126
                                                                      --------------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
*   Australis Capital Inc..................................       786            824
*   Tervita Corp. Warrants 07/19/20........................       159             36
                                                                      --------------
TOTAL CANADA...............................................                      860
                                                                      --------------
JAPAN -- (0.0%)
*   Akatsuki Corp. Rights 12/25/18.........................     3,800          2,627
                                                                      --------------
SINGAPORE -- (0.0%)
*   Ezion Holdings, Ltd. Warrants 04/16/23.................   155,491              0
                                                                      --------------
SPAIN -- (0.0%)
*   Banco Santander SA Rights 11/01/18.....................   581,640         22,597

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
SPAIN -- (Continued)
*   Vidrala SA Rights 11/12/18.............................     3,219 $       12,944
                                                                      --------------
TOTAL SPAIN................................................                   35,541
                                                                      --------------
SWEDEN -- (0.0%)
#*  Dustin Group AB Rights 11/07/18........................    12,670          1,985
                                                                      --------------
TOTAL RIGHTS/WARRANTS......................................                   41,013
                                                                      --------------
TOTAL INVESTMENT SECURITIES................................            1,051,580,833
                                                                      --------------

                                                                         Value+
                                                                      --------------
SECURITIES LENDING COLLATERAL -- (5.5%)
@(S) DFA Short Term Investment Fund........................ 5,322,036     61,575,954
                                                                      --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $1,119,040,619)..................................           $1,113,156,787
                                                                      ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           Investments in Securities (Market Value)
                                                        ----------------------------------------------
                                                          Level 1      Level 2    Level 3    Total
                                                        ------------ ------------ ------- ------------
Common Stocks..........................................
   Australia........................................... $    474,765 $ 68,156,445   --    $ 68,631,210
   Austria.............................................           --    6,175,021   --       6,175,021
   Belgium.............................................      190,183   11,124,054   --      11,314,237
   Canada..............................................  108,891,257           --   --     108,891,257
   China...............................................           --        7,199   --           7,199
   Denmark.............................................           --   14,789,387   --      14,789,387
   Finland.............................................           --   16,040,280   --      16,040,280
   France..............................................      157,290   83,421,693   --      83,578,983
   Germany.............................................    1,473,483   65,039,219   --      66,512,702
   Hong Kong...........................................       17,848   28,238,062   --      28,255,910
   Ireland.............................................    1,741,147    5,852,640   --       7,593,787
   Israel..............................................      458,417    7,953,433   --       8,411,850
   Italy...............................................    1,259,048   29,711,731   --      30,970,779
   Japan...............................................      377,851  251,841,891   --     252,219,742
   Netherlands.........................................    4,079,782   27,970,293   --      32,050,075
   New Zealand.........................................       74,700    5,444,747   --       5,519,447
   Norway..............................................       79,696   13,741,912   --      13,821,608
   Portugal............................................           --    3,129,524   --       3,129,524
   Singapore...........................................          937   12,706,085   --      12,707,022
   South Africa........................................           --      544,375   --         544,375
   Spain...............................................       17,758   26,523,157   --      26,540,915
   Sweden..............................................       22,029   27,143,731   --      27,165,760
   Switzerland.........................................    3,080,114   45,590,251   --      48,670,365
   United Kingdom......................................   35,499,283  139,527,170   --     175,026,453
   United States.......................................    1,117,806           --   --       1,117,806
Preferred Stocks.......................................
   Germany.............................................           --    1,845,188   --       1,845,188
   United Kingdom......................................           --        8,938   --           8,938
Rights/Warrants........................................
   Canada..............................................           --          860   --             860
   Japan...............................................           --        2,627   --           2,627
   Spain...............................................           --       35,541   --          35,541

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Investments in Securities (Market Value)
                                                        ------------------------------------------------
                                                          Level 1      Level 2    Level 3     Total
                                                        ------------ ------------ ------- --------------
   Sweden..............................................           -- $      1,985   --    $        1,985
Securities Lending Collateral..........................           --   61,575,954   --        61,575,954
                                                        ------------ ------------   --    --------------
TOTAL.................................................. $159,013,394 $954,143,393   --    $1,113,156,787
                                                        ============ ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares   Value>>
                                                             ------- ----------
 COMMON STOCKS -- (95.7%)
 BRAZIL -- (7.3%)
     AES Tiete Energia SA................................... 138,315 $  382,815
     AES Tiete Energia SA...................................      60         33
     Aliansce Shopping Centers SA...........................  48,225    227,033
 *   Alliar Medicos A Frente SA.............................  24,800     79,834
     Alupar Investimento SA.................................  69,525    326,935
     Anima Holding SA.......................................  15,000     67,110
     Arezzo Industria e Comercio SA.........................  32,828    418,124
 *   Azul SA, ADR...........................................  19,031    463,976
     B3 SA--Brasil Bolsa Balcao............................. 217,988  1,554,589
     Banco Bradesco SA, ADR................................. 179,007  1,641,493
     Banco Bradesco SA...................................... 182,012  1,479,474
     Banco BTG Pactual SA...................................  12,299     65,337
     Banco do Brasil SA..................................... 128,174  1,472,374
     Banco Santander Brasil SA..............................  81,332    922,265
     BB Seguridade Participacoes SA......................... 197,222  1,403,315
 *   BR Malls Participacoes SA.............................. 462,437  1,578,114
     BR Properties SA.......................................  61,600    129,275
     BrasilAgro--Co. Brasileira de Propriedades Agricolas...  20,100     76,695
     Braskem SA, Sponsored ADR..............................  32,252    898,541
 *   BRF SA................................................. 196,349  1,155,460
     CCR SA................................................. 702,026  2,069,387
 *   Centrais Eletricas Brasileiras SA......................  85,082    537,264
     Cia de Locacao das Americas............................  26,584    219,372
     Cia de Saneamento Basico do Estado de Sao Paulo........  97,536    732,536
     Cia de Saneamento Basico do Estado de Sao Paulo, ADR...  37,154    275,683
     Cia de Saneamento de Minas Gerais-COPASA...............  35,720    492,392
     Cia de Saneamento do Parana............................  56,950    790,398
     Cia Energetica de Minas Gerais.........................  82,808    246,545
     Cia Hering.............................................  13,898     84,587
     Cia Paranaense de Energia..............................  11,200     78,278
 *   Cia Siderurgica Nacional SA, Sponsored ADR............. 356,608    898,652
 *   Cia Siderurgica Nacional SA............................ 105,800    272,069
     Cielo SA............................................... 326,777  1,159,063
 *   Construtora Tenda SA...................................  38,998    298,969
 *   Cosan Logistica SA..................................... 121,127    414,662
     Cosan SA...............................................  63,697    551,989
     CSU Cardsystem SA......................................   8,700     17,299
     CVC Brasil Operadora e Agencia de Viagens SA...........  77,329  1,176,091
     Cyrela Brazil Realty SA Empreendimentos e
       Participacoes........................................ 207,368    813,536
     Cyrela Commercial Properties SA Empreendimentos e
       Participacoes........................................   2,400      5,740
 *   Direcional Engenharia SA...............................  78,500    150,609
     Duratex SA............................................. 223,195    689,107
     EcoRodovias Infraestrutura e Logistica SA.............. 151,036    383,525
     EDP--Energias do Brasil SA............................. 170,612    641,829
 #   Embraer SA, Sponsored ADR..............................  69,278  1,542,821
     Energisa SA............................................  94,148    872,795
 *   Eneva SA...............................................  71,428    264,868
     Engie Brasil Energia SA................................  64,249    687,118
     Equatorial Energia SA..................................  96,763  1,767,813
     Estacio Participacoes SA............................... 132,179    821,524
 *   Even Construtora e Incorporadora SA....................  99,900    128,583
     Ez Tec Empreendimentos e Participacoes SA..............  38,681    249,246
     Fibria Celulose SA.....................................  42,589    822,254
     Fibria Celulose SA, Sponsored ADR......................   1,296     24,896
     Fleury SA.............................................. 107,360    601,493
     Fras-Le SA.............................................   7,800      9,159
 *   Gafisa SA..............................................  24,952     79,116

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 BRAZIL -- (Continued)
     Gafisa SA, ADR.........................................   3,249 $   20,241
 #   Gerdau SA, Sponsored ADR...............................  17,483     76,051
     Gerdau SA..............................................  41,467    144,519
 #*  Gol Linhas Aereas Inteligentes SA, ADR.................  37,639    372,998
     Grendene SA............................................ 117,415    230,003
     Guararapes Confeccoes SA...............................   5,217    186,447
 *   Helbor Empreendimentos SA..............................  68,424     30,705
     Iguatemi Empresa de Shopping Centers SA................  32,704    341,496
     Industrias Romi SA.....................................   6,200     12,945
     International Meal Co. Alimentacao SA, Class A......... 103,900    187,056
     Iochpe-Maxion SA.......................................  83,900    436,916
     Itau Unibanco Holding SA...............................  94,693  1,078,607
     JBS SA................................................. 606,735  1,671,109
 *   JHSF Participacoes SA..................................  99,000     42,031
 *   JSL SA.................................................  45,100     82,771
 *   Kepler Weber SA........................................   9,972     31,619
     Klabin SA.............................................. 178,453    895,262
     Kroton Educacional SA.................................. 623,123  1,912,150
     Light SA...............................................  47,598    213,209
     Localiza Rent a Car SA................................. 201,494  1,556,618
     Lojas Americanas SA....................................  48,488    182,408
     Lojas Renner SA........................................ 309,196  3,123,947
     M Dias Branco SA.......................................  12,200    145,784
     Magazine Luiza SA......................................  31,700  1,437,850
 *   Magnesita Refratarios SA...............................  24,615    371,066
     Mahle-Metal Leve SA....................................  33,737    194,725
     Marcopolo SA...........................................  74,500     60,257
 *   Marfrig Global Foods SA................................  60,478    104,169
 *   Marisa Lojas SA........................................  39,471     55,152
 *   Mills Estruturas e Servicos de Engenharia SA...........  69,900     58,978
     Movida Participacoes SA................................  50,100    106,218
     MRV Engenharia e Participacoes SA...................... 170,227    578,173
     Multiplan Empreendimentos Imobiliarios SA..............  60,038    371,053
     Multiplus SA...........................................  32,600    221,100
     Natura Cosmeticos SA................................... 111,800    979,057
     Odontoprev SA.......................................... 160,832    571,328
 *   Paranapanema SA........................................ 205,914     81,336
 *   Petro Rio SA...........................................   4,500    143,894
     Petroleo Brasileiro SA, Sponsored ADR.................. 176,992  2,623,021
     Petroleo Brasileiro SA, Sponsored ADR.................. 205,156  3,333,785
     Petroleo Brasileiro SA................................. 563,192  4,588,467
     Porto Seguro SA........................................  68,391    999,356
     Portobello SA..........................................  82,900    115,612
 *   Profarma Distribuidora de Produtos Farmaceuticos SA....  16,726     21,214
     QGEP Participacoes SA..................................  55,700    179,605
     Qualicorp Consultoria e Corretora de Seguros SA........ 157,933    611,107
     Raia Drogasil SA.......................................  97,813  1,651,112
     Restoque Comercio e Confeccoes de Roupas SA............   7,614     60,456
 *   Rumo SA................................................ 364,326  1,629,993
     Santos Brasil Participacoes SA......................... 191,700    183,896
     Sao Carlos Empreendimentos e Participacoes SA..........   9,700     83,407
     Sao Martinho SA........................................ 120,631    628,844
     Ser Educacional SA.....................................  39,285    164,572
     SLC Agricola SA........................................  34,300    526,090
     Smiles Fidelidade SA...................................  36,500    365,343
     Sonae Sierra Brasil SA.................................  14,000     86,336
 *   Springs Global Participacoes SA........................  15,400     28,181
     Sul America SA......................................... 213,255  1,421,128
     Suzano Papel e Celulose SA............................. 130,108  1,323,280

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
BRAZIL -- (Continued)
    T4F Entretenimento SA..................................     18,700 $    35,928
*   Technos SA.............................................     37,155      20,167
*   Tecnisa SA.............................................     87,908      31,889
    Tegma Gestao Logistica SA..............................     22,188     137,009
    Telefonica Brasil SA, ADR..............................     11,563     134,131
#   TIM Participacoes SA, ADR..............................     13,731     212,419
    TIM Participacoes SA...................................    191,932     597,741
    Transmissora Alianca de Energia Eletrica SA............    193,668   1,158,417
    Tupy SA................................................     47,700     224,305
    Ultrapar Participacoes SA..............................     79,584     946,283
    Ultrapar Participacoes SA, Sponsored ADR...............     18,730     221,014
    Unipar Carbocloro SA...................................      1,100      11,173
    Usinas Siderurgicas de Minas Gerais SA.................     29,600     101,808
    Vale SA, Sponsored ADR.................................    317,514   4,794,468
    Vale SA................................................    867,175  13,214,424
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A........................     36,592     149,849
    Via Varejo SA..........................................    148,224     671,917
*   Vulcabras Azaleia SA...................................     87,209     146,227
    WEG SA.................................................     74,753     361,562
    Wiz Solucoes e Corretagem de Seguros SA................     51,600     104,684
                                                                       -----------
TOTAL BRAZIL...............................................             97,423,528
                                                                       -----------
CHILE -- (1.5%)
    AES Gener SA...........................................  1,012,657     286,133
    Aguas Andinas SA, Class A..............................  1,162,882     607,564
*   Australis Seafoods SA..................................    128,638      10,899
#   Banco de Chile, ADR....................................      4,329     358,551
    Banco de Credito e Inversiones SA......................     13,348     835,761
    Banco Santander Chile, ADR.............................     33,740     993,980
    Besalco SA.............................................    194,910     156,372
    CAP SA.................................................     66,702     642,284
    Cencosud SA............................................    559,747   1,147,579
*   Cia Pesquera Camanchaca SA.............................     88,516       9,001
*   Cia Sud Americana de Vapores SA........................  8,820,536     263,419
    Colbun SA..............................................  2,229,148     424,464
    Embotelladora Andina SA, ADR, Class B..................     12,656     261,853
    Empresa Nacional de Telecomunicaciones SA..............     98,019     709,018
*   Empresas AquaChile SA..................................    170,048     116,727
    Empresas CMPC SA.......................................    204,749     703,773
    Empresas COPEC SA......................................     50,425     706,947
    Empresas Hites SA......................................     72,367      56,148
*   Empresas La Polar SA...................................  1,536,443      74,880
    Enel Americas SA, ADR..................................    213,936   1,685,819
    Enel Americas SA.......................................    917,475     143,565
    Enel Chile SA, ADR.....................................    196,732     845,945
    Engie Energia Chile SA.................................    540,761     888,471
    Forus SA...............................................     40,582     108,780
    Grupo Security SA......................................    522,733     215,300
    Hortifrut SA...........................................      3,822      11,074
    Inversiones Aguas Metropolitanas SA....................    320,527     441,299
    Inversiones La Construccion SA.........................     29,389     437,857
    Itau CorpBanca......................................... 31,362,333     289,840
    Itau CorpBanca, ADR....................................      4,431      57,426
#   Latam Airlines Group SA, Sponsored ADR.................     87,901     810,447
    Masisa SA..............................................  1,158,148      61,786
    Molibdenos y Metales SA................................      3,068      35,674
    Multiexport Foods SA...................................    491,332     254,308
    Parque Arauco SA.......................................    271,972     615,646

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CHILE -- (Continued)
    PAZ Corp. SA...........................................   103,525 $   152,602
    Ripley Corp. SA........................................   565,122     477,947
    SACI Falabella.........................................   157,752   1,190,036
    Salfacorp SA...........................................   260,517     368,996
    Sigdo Koppers SA.......................................   152,136     236,140
*   SMU SA.................................................   228,828      60,430
    Sociedad Matriz SAAM SA................................ 2,598,824     223,347
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR...    22,517     986,470
    Socovesa SA............................................   166,772      86,757
    SONDA SA...............................................   242,411     346,722
                                                                      -----------
TOTAL CHILE................................................            19,398,037
                                                                      -----------
CHINA -- (16.7%)
*   21Vianet Group, Inc., ADR..............................    12,269     133,425
#   361 Degrees International, Ltd.........................   293,000      68,177
    3SBio, Inc.............................................   191,500     279,966
*   51job, Inc., ADR.......................................     1,270      77,991
*   58.com, Inc., ADR......................................     8,028     526,557
*   A8 New Media Group, Ltd................................   334,000      12,394
#   AAC Technologies Holdings, Inc.........................   168,500   1,283,508
    AAG Energy Holdings, Ltd...............................    20,860       3,088
    Agile Group Holdings, Ltd..............................   632,749     726,994
    Agricultural Bank of China, Ltd., Class H.............. 3,528,000   1,552,954
    Ajisen China Holdings, Ltd.............................   175,000      58,318
*   Alibaba Group Holding, Ltd., Sponsored ADR.............    87,164  12,401,694
*   Alibaba Health Information Technology, Ltd.............   114,000      92,470
*   Alibaba Pictures Group, Ltd............................ 2,670,000     368,940
#*  Aluminum Corp. of China, Ltd., ADR.....................     8,700      79,170
*   Aluminum Corp. of China, Ltd., Class H................. 1,198,000     436,126
    AMVIG Holdings, Ltd....................................   138,000      34,489
    Angang Steel Co., Ltd., Class H........................   396,000     338,642
    Anhui Conch Cement Co., Ltd., Class H..................   383,500   1,987,734
    Anhui Expressway Co., Ltd., Class H....................   124,000      71,937
    ANTA Sports Products, Ltd..............................   291,000   1,201,405
*   Anxin-China Holdings, Ltd..............................   784,000       7,218
*   Aowei Holdings, Ltd....................................    78,000      18,205
    Asia Cement China Holdings Corp........................   169,000     144,499
*   Asia Television Holdings, Ltd..........................   642,000      20,228
#   Ausnutria Dairy Corp., Ltd.............................   126,000     114,772
*   AVIC International Holding HK, Ltd..................... 1,119,171      25,741
    AVIC International Holdings, Ltd., Class H.............   100,000      48,488
    BAIC Motor Corp., Ltd., Class H........................   712,000     401,940
*   Baidu, Inc., Sponsored ADR.............................    21,241   4,037,064
    BAIOO Family Interactive, Ltd..........................   216,000      12,266
    Bank of China, Ltd., Class H........................... 4,157,356   1,771,206
    Bank of Chongqing Co., Ltd., Class H...................   211,000     122,017
    Bank of Communications Co., Ltd., Class H..............   705,580     530,071
    Bank of Tianjin Co., Ltd., Class H.....................    20,500      10,499
*   Baoye Group Co., Ltd., Class H.........................    78,000      41,865
    BBI Life Sciences Corp.................................    52,500      16,928
    BBMG Corp., Class H....................................   597,282     165,228
    Beijing Capital International Airport Co., Ltd.,
      Class H..............................................   468,000     508,083
    Beijing Capital Land, Ltd., Class H....................   330,000     112,049
*   Beijing Enterprises Clean Energy Group, Ltd............ 5,400,000      68,369
#*  Beijing Enterprises Medical & Health Group, Ltd........ 1,494,000      59,229
    Beijing Enterprises Water Group, Ltd................... 1,268,000     647,516
#*  Beijing Gas Blue Sky Holdings, Ltd..................... 1,496,000      97,458
    Beijing Jingneng Clean Energy Co., Ltd., Class H.......   482,000      90,549
    Beijing North Star Co., Ltd., Class H..................   274,000      72,452

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
CHINA -- (Continued)
*   Beijing Properties Holdings, Ltd.......................    636,000 $   18,904
#   Beijing Urban Construction Design & Development Group
      Co., Ltd., Class H...................................     56,000     17,455
#   Best Pacific International Holdings, Ltd...............    134,000     34,092
    BII Railway Transportation Technology Holdings Co.,
      Ltd..................................................    116,000      7,179
#*  Bitauto Holdings, Ltd., ADR............................      9,717    185,595
    Bosideng International Holdings, Ltd...................  1,162,000    163,571
#*  Boyaa Interactive International, Ltd...................    145,000     34,029
    Brilliance China Automotive Holdings, Ltd..............    388,000    340,366
    BYD Electronic International Co., Ltd..................    251,000    295,361
    C C Land Holdings, Ltd.................................    879,187    208,909
*   C.banner International Holdings, Ltd...................    537,000     37,010
    Cabbeen Fashion, Ltd...................................     64,000     17,297
#   Canvest Environmental Protection Group Co., Ltd........    148,000     78,749
*   Capital Environment Holdings, Ltd......................  1,364,000     28,260
*   CAR, Inc...............................................    276,000    219,396
#*  Carnival Group International Holdings, Ltd.............  2,500,000     45,307
    Carrianna Group Holdings Co., Ltd......................    248,000     26,649
*   CECEP COSTIN New Materials Group, Ltd..................    186,000      2,668
    Central China Real Estate, Ltd.........................    271,194     99,096
#   Central China Securities Co., Ltd., Class H............    247,000     59,364
*   Century Sunshine Group Holdings, Ltd...................    680,000     16,807
*   CGN Meiya Power Holdings Co., Ltd......................    440,000     57,915
    CGN Power Co., Ltd., Class H...........................  1,231,000    283,103
    Changshouhua Food Co., Ltd.............................    110,000     37,100
#   Changyou.com, Ltd., ADR................................      6,650     88,977
#   Chaowei Power Holdings, Ltd............................    282,000    121,413
*   Cheetah Mobile, Inc., ADR..............................      9,953     94,852
*   Chigo Holding, Ltd.....................................  1,680,000     15,488
*   Chiho Environmental Group, Ltd.........................     72,000     20,930
    China Aerospace International Holdings, Ltd............    658,000     45,522
    China Agri-Industries Holdings, Ltd....................    798,800    267,726
    China Aircraft Leasing Group Holdings, Ltd.............     85,500     86,693
    China All Access Holdings, Ltd.........................    266,000     12,370
#   China Animation Characters Co., Ltd....................    144,000     49,180
    China Aoyuan Property Group, Ltd.......................    495,000    290,581
*   China Beidahuang Industry Group Holdings, Ltd..........    528,000     13,509
    China BlueChemical, Ltd., Class H......................    631,143    216,356
#*  China Chengtong Development Group, Ltd.................  1,142,000     29,970
    China Cinda Asset Management Co., Ltd., Class H........  2,019,000    495,629
    China CITIC Bank Corp., Ltd., Class H..................  1,115,000    691,115
    China Coal Energy Co., Ltd., Class H...................    318,000    142,792
    China Communications Services Corp., Ltd., Class H.....    348,800    282,657
    China Conch Venture Holdings, Ltd......................    210,500    592,259
    China Construction Bank Corp., Class H................. 11,615,990  9,217,831
    China Datang Corp. Renewable Power Co., Ltd.,
      Class H..............................................    690,000     84,625
    China Distance Education Holdings, Ltd., ADR...........      6,004     43,409
    China Dongxiang Group Co., Ltd.........................  1,282,000    198,058
#*  China Dynamics Holdings, Ltd...........................    980,000     12,558
    China Eastern Airlines Corp., Ltd., Class H............    562,000    311,917
    China Electronics Huada Technology Co., Ltd............    162,000     14,278
#   China Electronics Optics Valley Union Holding
      Co., Ltd.............................................    368,000     20,490
#*  China Energine International Holdings, Ltd.............    236,000      5,809
    China Energy Engineering Corp., Ltd., Class H..........    320,000     31,056
    China Everbright Bank Co., Ltd., Class H...............    371,000    165,596
#   China Everbright International, Ltd....................    860,592    688,470
    China Everbright, Ltd..................................    360,000    638,393
#   China Evergrande Group.................................    494,000  1,184,500
*   China Fiber Optic Network System Group, Ltd............    396,000     14,139

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                Shares    Value>>
                                                               --------- ----------
CHINA -- (Continued)
    China Financial Services Holdings, Ltd....................   182,000 $   11,438
#   China Foods, Ltd..........................................   320,000    150,258
#   China Galaxy Securities Co., Ltd., Class H................   623,000    313,846
    China Gas Holdings, Ltd...................................   387,800  1,231,028
*   China Glass Holdings, Ltd.................................   200,000     14,311
*   China Greenfresh Group Co., Ltd...........................   158,000     21,378
#   China Greenland Broad Greenstate Group Co., Ltd...........   184,000     14,578
    China Hanking Holdings, Ltd...............................   191,000     22,245
#   China Harmony New Energy Auto Holding, Ltd................   305,000    121,442
*   China High Precision Automation Group, Ltd................    73,000      2,129
    China High Speed Transmission Equipment Group Co., Ltd....   148,000    137,961
#   China Hongqiao Group, Ltd.................................   488,000    327,163
    China Huarong Asset Management Co., Ltd., Class H......... 4,043,000    734,066
*   China Huishan Dairy Holdings Co., Ltd.....................   231,000         43
*   China Huiyuan Juice Group, Ltd............................   159,000     15,359
    China International Capital Corp., Ltd., Class H..........   147,600    243,119
#   China International Marine Containers Group Co., Ltd.,
      Class H.................................................   193,000    170,395
*   China ITS Holdings Co., Ltd...............................   164,000      4,695
    China Jinmao Holdings Group, Ltd.......................... 1,763,120    742,887
    China Lesso Group Holdings, Ltd...........................   406,000    214,471
    China Life Insurance Co., Ltd., ADR.......................    57,804    581,508
    China Life Insurance Co., Ltd., Class H...................   294,000    589,116
    China Lilang, Ltd.........................................   161,000    132,753
*   China Logistics Property Holdings Co., Ltd................    89,000     29,394
*   China Longevity Group Co., Ltd............................    30,000        983
    China Longyuan Power Group Corp., Ltd., Class H...........   694,000    528,136
    China Maple Leaf Educational Systems, Ltd.................   192,000     83,329
    China Medical System Holdings, Ltd........................   424,000    506,444
    China Meidong Auto Holdings, Ltd..........................   182,000     72,014
    China Mengniu Dairy Co., Ltd..............................   324,000    958,677
    China Merchants Bank Co., Ltd., Class H...................   765,598  2,956,259
    China Merchants Land, Ltd.................................   584,000     75,487
    China Merchants Port Holdings Co., Ltd....................   240,937    410,395
#   China Merchants Securities Co., Ltd., Class H.............    48,400     54,964
*   China Metal Resources Utilization, Ltd....................   184,000    105,673
    China Minsheng Banking Corp., Ltd., Class H...............   784,020    578,918
    China Mobile, Ltd.........................................   460,500  4,313,908
    China Mobile, Ltd., Sponsored ADR.........................   155,765  7,250,861
*   China Modern Dairy Holdings, Ltd..........................   526,000     65,887
    China Molybdenum Co., Ltd., Class H.......................   927,000    346,166
    China New Town Development Co., Ltd.......................   416,254     10,151
    China NT Pharma Group Co., Ltd............................   198,000     29,622
*   China Nuclear Energy Technology Corp., Ltd................   114,000      8,594
#*  China Oceanwide Holdings, Ltd.............................   728,000     35,304
    China Oil & Gas Group, Ltd................................ 1,990,000    137,125
    China Oilfield Services, Ltd., Class H....................   436,000    406,796
    China Oriental Group Co., Ltd.............................   450,000    357,047
    China Overseas Grand Oceans Group, Ltd....................   591,250    183,261
    China Overseas Land & Investment, Ltd.....................   778,000  2,445,906
    China Overseas Property Holdings, Ltd.....................   602,000    141,993
    China Pacific Insurance Group Co., Ltd., Class H..........   310,400  1,158,848
*   China Pioneer Pharma Holdings, Ltd........................   119,000     23,088
#   China Power Clean Energy Development Co., Ltd.............   150,000     43,159
    China Power International Development, Ltd................   942,999    186,576
*   China Properties Group, Ltd...............................   128,000     17,164
    China Railway Signal & Communication Corp., Ltd., Class H.   317,000    213,453
    China Reinsurance Group Corp., Class H.................... 1,235,000    236,679
    China Resources Cement Holdings, Ltd......................   712,000    632,027
    China Resources Land, Ltd.................................   756,222  2,572,061

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    China Resources Power Holdings Co., Ltd................   425,903 $  749,353
*   China Ruifeng Renewable Energy Holdings, Ltd...........   288,000     20,573
*   China Rundong Auto Group, Ltd..........................    23,000      7,428
*   China Sandi Holdings, Ltd..............................   240,000     13,473
    China Sanjiang Fine Chemicals Co., Ltd.................   342,000     78,326
    China SCE Group Holdings, Ltd..........................   655,600    224,127
#*  China Shengmu Organic Milk, Ltd........................   716,000     28,826
    China Shenhua Energy Co., Ltd., Class H................   668,884  1,513,316
    China Shineway Pharmaceutical Group, Ltd...............    89,000    103,936
*   China Silver Group, Ltd................................   542,000     67,286
    China Singyes Solar Technologies Holdings, Ltd.........   209,999     57,575
    China South City Holdings, Ltd......................... 1,426,000    209,593
    China Southern Airlines Co., Ltd., Sponsored ADR.......     6,230    170,702
    China Southern Airlines Co., Ltd., Class H.............   314,000    171,157
    China State Construction International Holdings, Ltd...   463,408    331,388
    China Sunshine Paper Holdings Co., Ltd.................    91,000     15,263
    China Suntien Green Energy Corp., Ltd., Class H........   647,000    165,415
*   China Taifeng Beddings Holdings, Ltd...................   134,000      3,460
    China Taiping Insurance Holdings Co., Ltd..............   388,012  1,303,325
#   China Telecom Corp., Ltd., ADR.........................    16,175    758,284
    China Telecom Corp., Ltd., Class H.....................   302,000    142,886
#   China Tian Lun Gas Holdings, Ltd.......................    79,500     57,621
*   China Tianrui Group Cement Co., Ltd....................    13,000     10,730
    China Traditional Chinese Medicine Holdings Co., Ltd...   404,000    257,946
    China Travel International Investment Hong Kong, Ltd...   840,000    225,803
    China Unicom Hong Kong, Ltd............................ 1,380,000  1,443,410
    China Unicom Hong Kong, Ltd., ADR......................    89,553    934,038
*   China Unienergy Group, Ltd.............................    10,000     16,114
    China Vanke Co., Ltd., Class H.........................   361,000  1,114,731
    China Vast Industrial Urban Development Co., Ltd.......   139,000     54,192
    China Water Affairs Group, Ltd.........................   296,000    267,890
*   China Water Industry Group, Ltd........................   324,000     47,616
    China Wood Optimization Holding, Ltd...................    44,000     11,343
#   China XLX Fertiliser, Ltd..............................   127,000     46,156
*   China Yurun Food Group, Ltd............................   179,000     14,193
    China ZhengTong Auto Services Holdings, Ltd............   393,000    188,602
#   China Zhongwang Holdings, Ltd..........................   581,118    258,589
    Chinasoft International, Ltd...........................   318,000    187,394
    Chongqing Machinery & Electric Co., Ltd., Class H......   476,000     29,254
    Chongqing Rural Commercial Bank Co., Ltd., Class H.....   715,000    394,962
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd..................................................    92,000      7,176
    Chu Kong Shipping Enterprise Group Co., Ltd............   132,000     30,013
    CIFI Holdings Group Co., Ltd........................... 1,354,000    568,080
    CIMC Enric Holdings, Ltd...............................    62,000     47,660
*   CIMC-TianDa Holdings Co., Ltd..........................   380,000     12,094
*   CITIC Dameng Holdings, Ltd.............................   235,000     11,433
    CITIC Resources Holdings, Ltd.......................... 1,070,000     87,569
    CITIC Securities Co., Ltd., Class H....................   286,500    505,817
    CITIC, Ltd.............................................   468,433    703,825
    Citychamp Watch & Jewellery Group, Ltd.................   668,000    137,231
    Clear Media, Ltd.......................................    24,000      6,691
    CNOOC, Ltd............................................. 2,481,000  4,225,091
    CNOOC, Ltd., Sponsored ADR.............................    11,570  1,958,223
#*  COFCO Meat Holdings, Ltd...............................   229,000     33,382
#   Cogobuy Group..........................................   185,000     63,236
#   Colour Life Services Group Co., Ltd....................   153,000     73,923
*   Comba Telecom Systems Holdings, Ltd....................   524,533     73,901
    Concord New Energy Group, Ltd.......................... 1,644,648     65,153
#   Consun Pharmaceutical Group, Ltd.......................   165,000    114,847

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
*   Coolpad Group, Ltd.....................................   970,160 $    2,522
    COSCO SHIPPING Ports, Ltd..............................   629,921    643,804
*   Coslight Technology International Group Co., Ltd.......    36,000      8,960
#   Cosmo Lady China Holdings Co., Ltd.....................   176,000     74,074
    Country Garden Holdings Co., Ltd....................... 2,194,000  2,361,092
*   Country Garden Services Holdings Co., Ltd..............   290,287    378,471
    CP Pokphand Co., Ltd................................... 1,652,000    143,335
    CPMC Holdings, Ltd.....................................   197,000     64,905
    CRCC High-Tech Equipment Corp., Ltd., Class H..........   162,500     33,035
*   CSC Financial Co., Ltd., Class H.......................   155,000     87,968
*   CSMall Group, Ltd......................................   125,733     19,300
    CSPC Pharmaceutical Group, Ltd.........................   778,000  1,657,768
*   CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H..............................................    68,000     46,411
#   CT Environmental Group, Ltd............................   882,000     40,042
*   Ctrip.com International, Ltd., ADR.....................    42,722  1,421,788
*   CWT International, Ltd.................................   960,000     15,705
*   DaChan Food Asia, Ltd..................................    57,000      2,588
    Dah Chong Hong Holdings, Ltd...........................   303,000    102,759
    Dali Foods Group Co., Ltd..............................   603,000    431,115
    Dalian Port PDA Co., Ltd., Class H.....................   266,799     34,398
*   Daphne International Holdings, Ltd.....................   418,000     13,615
    Datang International Power Generation Co., Ltd.,
      Class H..............................................   644,000    144,014
    Dawnrays Pharmaceutical Holdings, Ltd..................   248,000     57,028
*   DBA Telecommunication Asia Holdings, Ltd...............   112,000        937
*   Differ Group Holding Co., Ltd..........................   372,000     24,735
*   Digital China Holdings, Ltd............................   244,250    117,226
*   Dongfang Electric Corp., Ltd., Class H.................   109,600     58,858
#   Dongjiang Environmental Co., Ltd., Class H.............    63,200     62,063
    Dongyue Group, Ltd.....................................   480,000    257,159
*   Dynagreen Environmental Protection Group Co., Ltd.,
      Class H..............................................   110,000     42,189
    E-Commodities Holdings, Ltd............................   360,000     17,070
*   eHi Car Services, Ltd., Sponsored ADR..................     1,400     16,898
    Embry Holdings, Ltd....................................    14,000      4,463
    ENN Energy Holdings, Ltd...............................   176,000  1,501,733
#   Essex Bio-technology, Ltd..............................    68,000     44,224
    EVA Precision Industrial Holdings, Ltd.................   184,000     14,605
    Everbright Securities Co., Ltd., Class H...............    79,200     69,430
    Fantasia Holdings Group Co., Ltd.......................   583,500     58,327
    Far East Horizon, Ltd..................................   779,000    756,690
#*  FDG Electric Vehicles, Ltd............................. 3,680,000     36,231
#*  First Tractor Co., Ltd., Class H.......................   154,000     36,432
*   Forgame Holdings, Ltd..................................     4,800      3,682
    Fu Shou Yuan International Group, Ltd..................   208,000    159,850
#   Fufeng Group, Ltd......................................   667,400    283,246
*   Fuguiniao Co., Ltd., Class H...........................    51,000      4,731
#   Fullshare Holdings, Ltd................................ 1,097,482    426,848
    Future Land Development Holdings, Ltd..................   708,000    408,396
    Fuyao Glass Industry Group Co., Ltd., Class H..........   124,800    368,895
#*  GCL New Energy Holdings, Ltd...........................   806,000     26,862
#*  GCL-Poly Energy Holdings, Ltd.......................... 5,026,000    298,655
    Gemdale Properties & Investment Corp., Ltd............. 1,980,000    182,768
    Genertec Universal Medical Group Co., Ltd..............   362,000    281,866
*   Genscript Biotech Corp.................................   200,000    309,185
#   GF Securities Co., Ltd., Class H.......................   194,400    251,872
*   Glorious Property Holdings, Ltd........................ 1,043,000     50,815
    Golden Eagle Retail Group, Ltd.........................   169,000    174,783
    Goldlion Holdings, Ltd.................................    92,152     36,324
    Goldpac Group, Ltd.....................................    85,000     20,637
#*  GOME Retail Holdings, Ltd.............................. 3,985,940    398,096

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Good Friend International Holdings, Inc................    22,000 $    4,567
#   Grand Baoxin Auto Group, Ltd...........................   266,823     58,225
    Greatview Aseptic Packaging Co., Ltd...................   326,000    216,931
    Greenland Hong Kong Holdings, Ltd......................   384,000     88,533
    Greentown China Holdings, Ltd..........................   278,000    194,283
    Greentown Service Group Co., Ltd.......................   258,000    171,192
    Guangdong Investment, Ltd..............................   400,000    716,108
*   Guangdong Land Holdings, Ltd...........................   142,000     28,244
    Guangdong Yueyun Transportation Co., Ltd., Class H.....    50,000     19,744
#   Guangshen Railway Co., Ltd., Sponsored ADR.............     6,762    126,990
    Guangshen Railway Co., Ltd., Class H...................   320,000    119,891
    Guangzhou Automobile Group Co., Ltd., Class H..........   174,836    177,204
    Guangzhou R&F Properties Co., Ltd., Class H............   392,400    619,580
*   Guodian Technology & Environment Group Corp., Ltd.,
      Class H..............................................   209,000      7,836
#*  Guolian Securities Co., Ltd., Class H..................    36,500      8,133
#   Guorui Properties, Ltd.................................   336,000     80,677
    Guotai Junan Securities Co., Ltd., Class H.............    73,200    154,332
*   Haichang Ocean Park Holdings, Ltd......................   347,000     56,755
    Haier Electronics Group Co., Ltd.......................   290,000    608,994
*   Hailiang Education Group, Inc., ADR....................     2,865    178,232
    Haitian International Holdings, Ltd....................   226,000    443,851
    Haitong Securities Co., Ltd., Class H..................   446,800    450,146
*   Hanergy Thin Film Power Group, Ltd..................... 1,016,000    647,798
    Harbin Bank Co., Ltd., Class H.........................   312,000     72,573
#*  HC Group, Inc..........................................   156,500    101,712
*   Health and Happiness H&H International Holdings, Ltd...    71,000    405,157
    Hengan International Group Co., Ltd....................   221,500  1,760,786
*   Hengdeli Holdings, Ltd.................................   687,200     28,561
*   HengTen Networks Group, Ltd............................ 3,200,000    115,018
*   Hi Sun Technology China, Ltd...........................   600,000     69,678
    Hilong Holding, Ltd....................................   346,000     41,378
    Hisense Kelon Electrical Holdings Co., Ltd., Class H...    86,000     62,430
    HKC Holdings, Ltd......................................    42,723     30,739
*   Honghua Group, Ltd.....................................   761,000     48,474
    Honworld Group, Ltd....................................    72,000     33,147
    Hopefluent Group Holdings, Ltd.........................    42,000     13,711
    Hopson Development Holdings, Ltd.......................   197,000    151,469
*   Hua Han Health Industry Holdings, Ltd.................. 1,184,000     32,008
    Hua Hong Semiconductor, Ltd............................    55,000     96,003
    Huadian Fuxin Energy Corp., Ltd., Class H..............   782,000    140,873
    Huadian Power International Corp., Ltd., Class H.......   382,000    144,893
#   Huaneng Power International, Inc., Sponsored ADR.......     6,108    134,742
    Huaneng Power International, Inc., Class H.............   352,000    196,207
    Huaneng Renewables Corp., Ltd., Class H................ 1,738,000    447,317
*   Huatai Securities Co., Ltd., Class H...................   150,800    242,781
    Huazhong In-Vehicle Holdings Co., Ltd..................   128,000     19,786
    Huazhu Group, Ltd., ADR................................    29,302    766,540
    Huishang Bank Corp., Ltd., Class H.....................    97,900     42,378
*   Hydoo International Holding, Ltd.......................   136,000      7,262
    IMAX China Holding, Inc................................    57,900    135,282
    Industrial & Commercial Bank of China, Ltd., Class H... 5,887,017  3,994,180
    Inner Mongolia Yitai Coal Co., Ltd., Class H...........    17,400     14,946
    Inspur International, Ltd..............................   104,000     41,727
*   JD.com, Inc., ADR......................................    55,231  1,299,033
#*  Jiangnan Group, Ltd....................................   488,000     22,764
    Jiangsu Expressway Co., Ltd., Class H..................   270,000    362,201
#   Jiangxi Copper Co., Ltd., Class H......................   315,000    347,939
#   Jiayuan International Group, Ltd.......................   361,910    635,294
#*  Jinchuan Group International Resources Co., Ltd........ 1,549,000    133,241

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
#   Jingrui Holdings, Ltd..................................   171,000 $   44,113
#*  JinkoSolar Holding Co., Ltd., ADR......................    10,218     82,357
    JNBY Design, Ltd.......................................    77,500    119,070
    Joy City Property, Ltd................................. 1,304,000    138,612
    Ju Teng International Holdings, Ltd....................   316,000     80,836
    Jutal Offshore Oil Services, Ltd.......................   202,000     25,966
    K Wah International Holdings, Ltd......................   225,892    102,339
*   Kai Yuan Holdings, Ltd................................. 1,320,000      8,108
    Kaisa Group Holdings, Ltd..............................   898,000    219,612
    Kangda International Environmental Co., Ltd............   250,000     27,838
#   Kasen International Holdings, Ltd......................   138,000     58,590
    Kingboard Holdings, Ltd................................   259,900    698,151
    Kingboard Laminates Holdings, Ltd......................   382,473    293,621
    Kingdee International Software Group Co., Ltd..........   282,000    231,258
    Kingsoft Corp., Ltd....................................   148,000    210,132
    Koradior Holdings, Ltd.................................    52,000     63,221
#*  KuangChi Science, Ltd..................................   492,000     33,987
    Kunlun Energy Co., Ltd................................. 1,134,000  1,290,248
    KWG Group Holdings, Ltd................................   305,830    234,702
*   Labixiaoxin Snacks Group, Ltd..........................    73,000      5,112
    Lai Fung Holdings, Ltd.................................    31,500     37,991
    Launch Tech Co., Ltd., Class H.........................    39,500     38,758
    Le Saunda Holdings, Ltd................................    92,400     11,797
    Lee & Man Chemical Co., Ltd............................    86,000     52,325
    Lee & Man Paper Manufacturing, Ltd.....................   521,000    447,321
#   Lee's Pharmaceutical Holdings, Ltd.....................   104,000     78,103
    Legend Holdings Corp., Class H.........................    92,300    251,035
    Lenovo Group, Ltd...................................... 2,398,000  1,529,423
*   Leoch International Technology, Ltd....................   148,000     12,478
#*  Leyou Technologies Holdings, Ltd.......................   450,000    102,665
*   Li Ning Co., Ltd.......................................   138,500    130,286
*   Lianhua Supermarket Holdings Co., Ltd., Class H........   120,200     27,653
#*  Lifestyle China Group, Ltd.............................   195,500     78,501
#*  Lifetech Scientific Corp...............................   474,000    102,915
#*  Link Motion, Inc., Sponsored ADR.......................    24,777     13,280
#*  Lisi Group Holdings, Ltd...............................   102,000     12,353
    Livzon Pharmaceutical Group, Inc., Class H.............    28,132     82,213
    Logan Property Holdings Co., Ltd.......................   452,000    418,599
    Longfor Group Holdings, Ltd............................   425,500  1,034,043
#*  LongiTech Smart Energy Holding, Ltd....................    91,500     22,298
    Lonking Holdings, Ltd..................................   896,000    202,017
#   Luye Pharma Group, Ltd.................................   209,500    162,618
#   LVGEM China Real Estate Investment Co., Ltd............   184,000     51,782
    Maoye International Holdings, Ltd......................   383,000     27,454
    Min Xin Holdings, Ltd..................................    66,000     43,280
*   Mingfa Group International Co., Ltd....................   374,000      2,685
    Minmetals Land, Ltd....................................   565,644     86,789
    Minth Group, Ltd.......................................   142,000    461,376
#*  MMG, Ltd...............................................   874,000    329,404
    MOBI Development Co., Ltd..............................   100,000     10,228
*   Mobile Internet China Holding, Ltd.....................    10,000        255
#   Modern Land China Co., Ltd.............................   184,000     23,157
*   Momo, Inc., Sponsored ADR..............................    45,129  1,514,981
#   Nan Hai Corp., Ltd..................................... 3,500,000     81,378
*   Nature Home Holding Co., Ltd...........................   168,000     31,336
#   NetDragon Websoft Holdings, Ltd........................    57,500    102,336
    NetEase, Inc., ADR.....................................    15,030  3,123,986
#   New Century Healthcare Holding Co., Ltd................    11,500      8,109
    New China Life Insurance Co., Ltd., Class H............    53,700    251,939

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CHINA -- (Continued)
*   New Oriental Education & Technology Group, Inc.,
      Sponsored ADR........................................    14,074 $   823,470
#*  New Provenance Everlasting Holdings, Ltd............... 1,640,000       8,794
*   New World Department Store China, Ltd..................   209,000      41,639
    Nexteer Automotive Group, Ltd..........................   343,000     483,656
    Nine Dragons Paper Holdings, Ltd.......................   659,000     631,117
*   Noah Holdings, Ltd., ADR...............................     3,217     121,313
#*  North Mining Shares Co., Ltd........................... 7,490,000      25,893
    NVC Lighting Holdings, Ltd.............................   403,000      26,321
#*  O-Net Technologies Group, Ltd..........................    88,000      38,214
    Orient Securities Co., Ltd., Class H...................   167,600     110,372
    Overseas Chinese Town Asia Holdings, Ltd...............   108,000      30,502
#   Ozner Water International Holding, Ltd.................   147,000      31,686
#   Pacific Online, Ltd....................................   219,000      29,942
#*  Panda Green Energy Group, Ltd.......................... 1,196,000      45,069
*   Parkson Retail Group, Ltd..............................   380,000      33,496
    PAX Global Technology, Ltd.............................   306,000     150,857
    People's Insurance Co. Group of China, Ltd. (The),
      Class H..............................................   928,000     379,554
#   Phoenix Media Investment Holdings, Ltd.................   466,000      35,780
*   Phoenix New Media, Ltd., ADR...........................     5,499      17,707
    PICC Property & Casualty Co., Ltd., Class H............   473,582     460,340
    Ping An Insurance Group Co. of China, Ltd., Class H.... 1,144,000  10,815,408
    Poly Culture Group Corp., Ltd., Class H................    25,300      29,094
    Poly Property Group Co., Ltd...........................   818,111     245,179
    Postal Savings Bank of China Co., Ltd., Class H........   109,000      65,216
    Pou Sheng International Holdings, Ltd..................   722,687     137,404
    Powerlong Real Estate Holdings, Ltd....................   493,000     169,181
*   Prosperity International Holdings HK, Ltd..............   700,000       3,764
*   PW Medtech Group, Ltd..................................   223,000      37,396
#   Q Technology Group Co., Ltd............................   189,000      90,012
*   Qingdao Port International Co., Ltd., Class H..........   216,000     125,695
    Qingling Motors Co., Ltd., Class H.....................   266,000      68,963
#   Qinhuangdao Port Co., Ltd., Class H....................   128,500      27,927
*   Qinqin Foodstuffs Group Cayman Co., Ltd................    24,300       6,786
    Qunxing Paper Holdings Co., Ltd........................   124,416       5,997
    Red Star Macalline Group Corp., Ltd., Class H..........    45,007      39,817
#   Redco Group............................................   422,000     191,184
    Regal International Airport Group Co., Ltd., Class H...    65,000      58,262
*   Renhe Commercial Holdings Co., Ltd..................... 6,947,854     231,088
*   Rentian Technology Holdings, Ltd.......................   670,000      12,307
    Road King Infrastructure, Ltd..........................    98,000     151,695
#*  Ronshine China Holdings, Ltd...........................   208,000     234,688
*   Royale Furniture Holdings, Ltd.........................   140,000      12,344
    Sany Heavy Equipment International Holdings Co., Ltd. .   344,000      99,228
*   Scud Group, Ltd........................................   206,000       7,881
#   Seaspan Corp...........................................    18,764     167,750
#*  Semiconductor Manufacturing International Corp.........   764,900     631,836
*   Semiconductor Manufacturing International Corp., ADR...    25,567     107,893
    Shandong Chenming Paper Holdings, Ltd., Class H........   158,249      89,112
    Shandong Weigao Group Medical Polymer Co., Ltd.,
      Class H..............................................   500,000     447,874
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H......    67,600      33,957
*   Shanghai Fudan Microelectronics Group Co., Ltd.,
      Class H..............................................    74,000      80,990
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co.,
      Ltd., Class H........................................    83,000      38,220
    Shanghai Haohai Biological Technology Co., Ltd.,
      Class H..............................................     9,100      47,680
    Shanghai Industrial Holdings, Ltd......................   177,000     372,760
    Shanghai Industrial Urban Development Group, Ltd.......   690,000     104,140
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd., Class H........................................   522,000     122,230
#   Shanghai La Chapelle Fashion Co., Ltd., Class H........    20,000      17,847
*   Shanghai Prime Machinery Co., Ltd., Class H............   278,000      39,051
*   Shanghai Zendai Property, Ltd.......................... 2,775,000      39,176

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
CHINA -- (Continued)
    Shengjing Bank Co., Ltd., Class H......................    97,500 $    42,939
*   Shengli Oil & Gas Pipe Holdings, Ltd...................   324,000       5,280
    Shenguan Holdings Group, Ltd...........................   550,000      27,752
    Shenzhen Expressway Co., Ltd., Class H.................   188,000     173,272
    Shenzhen International Holdings, Ltd...................   331,125     634,380
    Shenzhen Investment, Ltd...............................   922,987     265,658
    Shenzhou International Group Holdings, Ltd.............   139,000   1,541,037
    Shimao Property Holdings, Ltd..........................   512,356   1,009,567
*   Shougang Concord International Enterprises Co., Ltd.... 3,138,000      70,361
    Shougang Fushan Resources Group, Ltd...................   950,000     192,300
    Shui On Land, Ltd...................................... 1,250,021     252,633
#*  Shunfeng International Clean Energy, Ltd...............   438,000      16,139
    Sichuan Expressway Co., Ltd., Class H..................   284,000      84,240
    Sihuan Pharmaceutical Holdings Group, Ltd.............. 1,003,000     204,226
*   Silver Grant International Industries, Ltd.............   560,000     121,665
    Sino Biopharmaceutical, Ltd............................   777,000     701,314
*   Sino Oil And Gas Holdings, Ltd.........................   348,500       6,667
#*  Sinofert Holdings, Ltd.................................   796,000      89,505
*   Sinolink Worldwide Holdings, Ltd.......................   404,000      31,054
    SinoMedia Holding, Ltd.................................   118,644      26,214
    Sino-Ocean Group Holding, Ltd.......................... 1,156,003     454,420
    Sinopec Kantons Holdings, Ltd..........................   326,000     133,040
    Sinopec Shanghai Petrochemical Co., Ltd., Class H...... 1,078,000     473,720
    Sinopharm Group Co., Ltd., Class H.....................   294,800   1,428,114
    Sinosoft Technology Group, Ltd.........................   238,800      68,415
#   Sinotrans Shipping, Ltd................................   480,673     160,737
    Sinotrans, Ltd., Class H...............................   930,000     325,341
#   Sinotruk Hong Kong, Ltd................................   171,000     247,261
    Skyfame Realty Holdings, Ltd...........................   774,000     133,245
    Skyworth Digital Holdings, Ltd.........................   505,193     116,991
#*  SMI Holdings Group, Ltd................................   323,200      96,441
    SOHO China, Ltd........................................   819,412     278,556
#*  Sohu.com, Ltd., ADR....................................     6,475     117,003
#*  Sparkle Roll Group, Ltd................................   456,000      18,619
    Springland International Holdings, Ltd.................   239,000      48,843
*   SPT Energy Group, Inc..................................    72,000       5,320
*   SRE Group, Ltd......................................... 2,226,857      42,066
    SSY Group, Ltd.........................................   523,719     442,470
#*  Starrise Media Holdings, Ltd...........................    70,000      11,861
    Summi Group Holdings, Ltd..............................   108,000       2,775
    Sun Art Retail Group, Ltd..............................   581,000     637,015
#   Sun King Power Electronics Group.......................    96,000      12,281
#   Sunac China Holdings, Ltd..............................   761,000   2,082,840
*   Suncity Group Holdings, Ltd............................   230,000      27,687
    Sunny Optical Technology Group Co., Ltd................   124,400   1,086,122
#*  Sunshine 100 China Holdings, Ltd.......................   120,000      58,203
#   Symphony Holdings, Ltd.................................   390,000      50,285
*   TAL Education Group, ADR...............................    39,786   1,152,998
#   Tarena International, Inc., ADR........................     8,606      74,442
*   Taung Gold International, Ltd.......................... 3,250,000      14,905
    TCL Electronics Holdings, Ltd..........................   297,666     121,323
*   Tech Pro Technology Development, Ltd................... 1,644,000       2,683
#*  Technovator International, Ltd.........................   108,000      14,621
    Tencent Holdings, Ltd..................................   675,400  23,138,704
    Tenfu Cayman Holdings Co., Ltd.........................    66,000      44,607
*   Tesson Holdings, Ltd...................................    78,000       9,239
    Texhong Textile Group, Ltd.............................   125,000     150,976
#   Tian An China Investment Co., Ltd......................   140,000      74,770
    Tian Ge Interactive Holdings, Ltd......................   184,000      97,041

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Tian Shan Development Holding, Ltd.....................   104,000 $   31,401
#   Tiangong International Co., Ltd........................   304,000     67,579
#*  Tianjin Capital Environmental Protection Group Co.,
      Ltd., Class H. ......................................    80,000     29,460
    Tianjin Development Holdings, Ltd......................    80,000     25,446
    Tianjin Port Development Holdings, Ltd.................   744,000     75,885
    Tianneng Power International, Ltd......................   306,000    245,568
    Tingyi Cayman Islands Holding Corp.....................   604,000    894,916
    Tomson Group, Ltd......................................   152,385     42,667
    Tong Ren Tang Technologies Co., Ltd., Class H..........   192,000    274,989
#   Tongda Group Holdings, Ltd............................. 1,320,000    170,736
    Tonly Electronics Holdings, Ltd........................    22,200     14,190
#   Top Spring International Holdings, Ltd.................    95,000     24,942
    Towngas China Co., Ltd.................................   199,826    145,582
    TPV Technology, Ltd....................................   401,412     32,834
    TravelSky Technology, Ltd., Class H....................   146,500    355,877
    Trigiant Group, Ltd....................................   190,000     21,639
*   Truly International Holdings, Ltd......................   641,140     93,607
    Tsaker Chemical Group, Ltd.............................    61,500     41,504
#*  Tuniu Corp., Sponsored ADR.............................     6,952     44,215
    Uni-President China Holdings, Ltd......................   313,966    305,438
#   United Energy Group, Ltd............................... 2,382,000    465,045
#   Vinda International Holdings, Ltd......................    75,000    108,481
*   Vipshop Holdings, Ltd., ADR............................    73,134    355,431
    Want Want China Holdings, Ltd.......................... 1,625,000  1,162,556
    Wasion Holdings, Ltd...................................   176,000     86,332
#*  Weibo Corp., Sponsored ADR.............................     8,133    479,928
    Weichai Power Co., Ltd., Class H.......................   626,120    618,983
    Weiqiao Textile Co., Class H...........................    58,000     18,048
    West China Cement, Ltd.................................   864,000    128,272
    Wisdom Education International Holdings Co., Ltd.......   130,000     58,503
#   Wisdom Sports Group....................................   118,000      9,060
#   Xiabuxiabu Catering Management China Holdings
      Co., Ltd.............................................   137,500    172,643
    Xiamen International Port Co., Ltd., Class H...........   360,000     47,288
#*  Xinchen China Power Holdings, Ltd......................   128,000      9,324
    Xingda International Holdings, Ltd.....................   383,393    103,514
    Xingfa Aluminium Holdings, Ltd.........................    48,000     31,613
    Xinhua Winshare Publishing and Media Co., Ltd.,
      Class H. ............................................   152,000     95,337
    Xinjiang Goldwind Science & Technology Co., Ltd.,
      Class H..............................................   102,738     76,721
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H.....   236,000     22,018
    Xinyi Solar Holdings, Ltd.............................. 1,188,862    371,960
    Xinyuan Real Estate Co., Ltd., ADR.....................    15,156     62,594
    Xtep International Holdings, Ltd.......................   267,500    146,750
#   Yadea Group Holdings, Ltd..............................   330,000    102,836
*   Yanchang Petroleum International, Ltd.................. 2,200,000     20,865
#*  Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H..............................................    49,500    121,255
    Yanzhou Coal Mining Co., Ltd., Class H.................   684,000    650,539
#*  Yashili International Holdings, Ltd....................   245,000     42,329
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd.,
      Class H..............................................    30,400    104,192
    Yida China Holdings, Ltd...............................    36,000     12,210
#   Yihai International Holding, Ltd.......................   122,000    268,088
    Yip's Chemical Holdings, Ltd...........................    88,000     26,696
#   Yirendai, Ltd., ADR....................................     5,819     90,544
#*  Youyuan International Holdings, Ltd....................   136,920     45,265
*   Yuanda China Holdings, Ltd.............................   334,000      3,458
*   YuanShengTai Dairy Farm, Ltd...........................   191,000      4,244
    Yuexiu Property Co., Ltd............................... 2,687,292    426,435
    Yuexiu Transport Infrastructure, Ltd...................   228,752    183,332
    Yum China Holdings, Inc................................    78,364  2,827,373
    Yunnan Water Investment Co., Ltd., Class H.............    92,000     24,724

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
CHINA -- (Continued)
    Yuzhou Properties Co., Ltd.............................   581,200 $    207,495
*   YY, Inc., ADR..........................................     8,103      517,782
    Zhaojin Mining Industry Co., Ltd., Class H.............   244,500      216,270
    Zhejiang Expressway Co., Ltd., Class H.................   370,000      311,129
    Zhengzhou Coal Mining Machinery Group Co., Ltd.,
    Class H................................................    53,200       27,208
#*  Zhong An Real Estate, Ltd..............................   490,000       16,895
    Zhongsheng Group Holdings, Ltd.........................   188,500      344,599
    Zhongyu Gas Holdings, Ltd..............................    58,455       39,640
#   Zhou Hei Ya International Holdings Co., Ltd............    79,000       40,658
*   Zhuguang Holdings Group Co., Ltd.......................   344,000       63,751
    Zhuhai Holdings Investment Group, Ltd..................    82,000        8,607
    Zhuzhou CRRC Times Electric Co., Ltd., Class H.........   102,550      549,734
    Zijin Mining Group Co., Ltd., Class H.................. 1,648,000      616,456
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................   292,200       93,735
*   ZTE Corp., Class H.....................................    77,320      118,343
#   ZTO Express Cayman, Inc., ADR..........................    50,474      818,688
                                                                      ------------
TOTAL CHINA................................................            223,905,570
                                                                      ------------
COLOMBIA -- (0.5%)
    Almacenes Exito SA.....................................   127,353      549,838
    Banco de Bogota SA.....................................    14,112      280,618
    Bancolombia SA, Sponsored ADR..........................    20,966      774,484
    Bancolombia SA.........................................    40,533      381,220
    Bolsa de Valores de Colombia...........................     3,425       13,830
    Celsia SA ESP..........................................   199,394      246,494
    Cementos Argos SA......................................   105,213      229,413
*   CEMEX Latam Holdings SA................................    76,893      119,417
    Constructora Conconcreto SA............................     2,809          240
*   Corp. Financiera Colombiana SA.........................    30,205      184,821
#   Ecopetrol SA, Sponsored ADR............................    20,629      479,830
    Ecopetrol SA........................................... 1,299,453    1,509,535
*   Empresa de Telecomunicaciones de Bogota................   193,442       15,201
    Grupo Argos SA.........................................    38,866      181,081
    Grupo Aval Acciones y Valores SA, ADR..................    18,951      133,225
    Grupo de Inversiones Suramericana SA...................    49,856      486,248
    Grupo Energia Bogota SA ESP............................   256,862      147,998
    Grupo Nutresa SA.......................................    53,966      373,797
    Interconexion Electrica SA ESP.........................   140,650      522,495
    Mineros SA.............................................     5,269        3,195
    Promigas SA ESP........................................     7,608       12,359
                                                                      ------------
TOTAL COLOMBIA.............................................              6,645,339
                                                                      ------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S................................................    63,342    1,507,133
    Komercni banka A.S.....................................    13,030      494,470
    Moneta Money Bank A.S..................................   257,009      852,156
#   O2 Czech Republic A.S..................................    25,632      269,477
                                                                      ------------
TOTAL CZECH REPUBLIC.......................................              3,123,236
                                                                      ------------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E., GDR........   213,565      928,612
*   Egyptian Financial Group-Hermes Holding Co., GDR.......     7,190       10,822
*   Egyptian Financial Group-Hermes Holding Co., GDR.......     1,326        2,003
                                                                      ------------
TOTAL EGYPT................................................                941,437
                                                                      ------------
GREECE -- (0.2%)
    Aegean Airlines SA.....................................    14,009      106,038

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GREECE -- (Continued)
 *   Alpha Bank AE..........................................  11,944 $   18,025
     Athens Water Supply & Sewage Co. SA....................   9,282     54,807
     Bank of Greece.........................................      93      1,305
 *   Ellaktor SA............................................  37,044     53,429
 *   FF Group...............................................  11,777     26,678
     Fourlis Holdings SA....................................  16,770     82,360
 *   GEK Terna Holding Real Estate Construction SA..........  19,516    103,176
     Hellenic Exchanges--Athens Stock Exchange SA...........  17,189     75,760
     Hellenic Petroleum SA..................................  13,422    106,392
     Hellenic Telecommunications Organization SA............  61,926    690,128
     Holding Co. ADMIE IPTO SA..............................  23,407     42,788
 *   Intracom Holdings SA...................................  13,354     12,756
     JUMBO SA...............................................  30,650    446,271
 *   LAMDA Development SA...................................   8,831     60,919
 *   Marfin Investment Group Holdings SA.................... 371,966     29,998
     Motor Oil Hellas Corinth Refineries SA.................  20,574    487,373
     Mytilineos Holdings SA.................................  22,976    202,930
 *   National Bank of Greece SA.............................   1,882      3,257
 *   Piraeus Bank SA........................................     190        279
     Piraeus Port Authority SA..............................     988     17,536
 *   Public Power Corp. SA..................................  23,407     35,045
     Terna Energy SA........................................  15,305    106,032
     Titan Cement Co. SA....................................   9,067    199,944
                                                                     ----------
 TOTAL GREECE...............................................          2,963,226
                                                                     ----------
 HONG KONG -- (0.0%)
 *   China Rare Earth Holdings, Ltd......................... 325,200     14,353
                                                                     ----------
 HUNGARY -- (0.4%)
     CIG Pannonia Life Insurance P.L.C., Class A............  29,030     43,244
     Magyar Telekom Telecommunications P.L.C................ 260,648    355,441
 #   MOL Hungarian Oil & Gas P.L.C.......................... 274,210  2,875,161
     OTP Bank P.L.C.........................................  53,831  1,933,902
                                                                     ----------
 TOTAL HUNGARY..............................................          5,207,748
                                                                     ----------
 INDIA -- (10.7%)
 *   3M India, Ltd..........................................     554    149,045
 *   5Paisa Capital, Ltd....................................   4,308     10,523
     8K Miles Software Services, Ltd........................   6,082      5,595
     Aarti Drugs, Ltd.......................................   2,831     22,796
     Aarti Industries.......................................  15,698    274,892
     ABB India, Ltd.........................................   6,497    112,448
     Abbott India, Ltd......................................   1,520    156,986
     ACC, Ltd...............................................  15,956    295,860
     Action Construction Equipment, Ltd.....................   7,217      9,387
     Adani Enterprises, Ltd................................. 146,362    336,345
 *   Adani Gas, Ltd......................................... 146,362    119,849
 *   Adani Green Energy, Ltd................................ 111,381     59,197
 *   Adani Power, Ltd....................................... 470,066    291,150
 *   Adani Transmissions, Ltd............................... 105,208    235,266
 *   Aditya Birla Capital, Ltd.............................. 201,077    284,905
 *   Aditya Birla Fashion and Retail, Ltd................... 134,550    326,887
     Advanced Enzyme Technologies, Ltd......................   8,712     22,537
     Aegis Logistics, Ltd...................................  39,784    116,585
     Agro Tech Foods, Ltd...................................   4,264     30,481
     Ahluwalia Contracts India, Ltd.........................   2,080      8,530
     AIA Engineering, Ltd...................................  12,413    287,282
 *   Ajanta Pharma, Ltd.....................................  12,996    188,258

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Akzo Nobel India, Ltd..................................   6,563 $  134,966
     Alembic Pharmaceuticals, Ltd...........................  27,495    222,736
     Alembic, Ltd...........................................  54,445     31,372
 *   Allahabad Bank......................................... 188,440    112,680
     Allcargo Logistics, Ltd................................  27,460     37,679
     Amara Raja Batteries, Ltd..............................  22,700    229,537
     Ambuja Cements, Ltd.................................... 131,675    350,558
 *   Amtek Auto, Ltd........................................  52,973      3,336
     Anant Raj, Ltd.........................................  53,435     25,916
 *   Andhra Bank............................................ 205,859     82,531
     Andhra Sugars, Ltd. (The)..............................   2,017     10,039
     Apar Industries, Ltd...................................   7,842     58,894
     APL Apollo Tubes, Ltd..................................   3,950     64,662
     Apollo Tyres, Ltd...................................... 136,832    403,193
     Arvind, Ltd............................................  84,021    389,041
     Asahi India Glass, Ltd.................................  26,973    101,619
     Ashiana Housing, Ltd...................................  15,215     25,924
     Ashok Leyland, Ltd..................................... 603,939    934,123
     Ashoka Buildcon, Ltd...................................  39,545     60,821
     Asian Granito India, Ltd...............................   5,474     13,279
     Asian Paints, Ltd......................................  67,549  1,124,199
     Astral Polytechnik, Ltd................................  10,204    135,332
     Atul, Ltd..............................................   5,599    251,027
     Automotive Axles, Ltd..................................   3,807     59,395
     Avanti Feeds, Ltd......................................  11,715     63,048
 *   Avenue Supermarts, Ltd.................................     539      9,793
 *   Axis Bank, Ltd......................................... 183,512  1,437,509
     Bajaj Auto, Ltd........................................  20,573    721,196
     Bajaj Corp., Ltd.......................................  33,236    159,796
     Bajaj Finance, Ltd.....................................  43,930  1,404,915
     Bajaj Finserv, Ltd.....................................  16,206  1,178,371
 *   Bajaj Hindusthan Sugar, Ltd............................ 210,829     29,109
     Bajaj Holdings & Investment, Ltd.......................  14,226    541,849
     Balaji Amines, Ltd.....................................   6,470     39,750
     Balaji Telefilms, Ltd..................................  15,956     21,169
     Balkrishna Industries, Ltd.............................  45,952    678,587
 *   Ballarpur Industries, Ltd.............................. 168,025     14,342
     Balmer Lawrie & Co., Ltd...............................  16,313     43,030
 *   Balrampur Chini Mills, Ltd.............................  81,604    117,267
     Banco Products India, Ltd..............................  11,777     28,276
 *   Bank of Baroda......................................... 100,192    149,605
 *   Bank of India..........................................  66,618     77,567
 *   Bank of Maharashtra....................................  36,741      6,743
     Bannari Amman Sugars, Ltd..............................     894     21,302
     BASF India, Ltd........................................   1,836     41,532
     Bata India, Ltd........................................  12,974    170,727
     BEML, Ltd..............................................   3,916     31,125
     Berger Paints India, Ltd............................... 106,165    401,462
 *   BF Utilities, Ltd......................................   3,693     10,668
     Bhansali Engineering Polymers, Ltd.....................  29,445     32,951
 *   Bharat Financial Inclusion, Ltd........................  13,479    159,026
     Bharat Forge, Ltd...................................... 102,023    802,003
     Bharat Petroleum Corp., Ltd............................ 167,594    622,512
     Bharat Rasayan, Ltd....................................     365     25,937
     Bharti Airtel, Ltd..................................... 557,499  2,199,055
     Bharti Infratel, Ltd...................................  95,502    344,432
     Biocon, Ltd............................................  30,045    267,063
     Birla Corp., Ltd.......................................  10,855     82,836
     Blue Star, Ltd.........................................  14,558    110,467

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Bodal Chemicals, Ltd...................................  28,773 $ 45,297
      Bombay Dyeing & Manufacturing Co., Ltd.................  33,291   47,170
      Borosil Glass Works, Ltd...............................   9,673   33,713
      Bosch, Ltd.............................................   1,229  327,479
      Brigade Enterprises, Ltd...............................  21,714   46,952
      Britannia Industries, Ltd..............................   7,005  531,953
      BSE, Ltd...............................................   4,078   33,070
      Can Fin Homes, Ltd.....................................  22,994   85,428
  *   Canara Bank............................................  60,060  212,666
      Capital First, Ltd.....................................   9,181   58,029
      Carborundum Universal, Ltd.............................  29,311  143,892
      Care Ratings, Ltd......................................  14,984  218,108
      Castrol India, Ltd..................................... 106,814  213,757
      CCL Products India, Ltd................................  38,497  132,295
      Ceat, Ltd..............................................  11,339  175,708
      Century Plyboards India, Ltd...........................  37,659   89,282
      Century Textiles & Industries, Ltd.....................  16,381  182,143
      Cera Sanitaryware, Ltd.................................   2,844   97,948
      CESC, Ltd..............................................  24,069  225,099
  *   CG Power and Industrial Solutions, Ltd................. 203,600   97,411
      Chambal Fertilizers & Chemicals, Ltd...................  72,529  140,753
      Chennai Petroleum Corp., Ltd...........................  22,713   79,486
      Chennai Super Kings Cricket, Ltd....................... 130,176      743
      Cholamandalam Investment and Finance Co., Ltd..........  15,740  268,332
      City Union Bank, Ltd................................... 133,999  307,474
      Coal India, Ltd........................................ 118,447  426,651
  *   Coffee Day Enterprises, Ltd............................  25,890   91,209
      Colgate-Palmolive India, Ltd...........................  32,523  491,577
      Container Corp. Of India, Ltd..........................  28,185  241,159
      Coromandel International, Ltd..........................  45,855  262,461
  *   Corp. Bank.............................................  99,087   36,203
  *   Cox & Kings Financial Service, Ltd.....................  17,067   15,026
      Cox & Kings, Ltd.......................................  51,200  145,033
      CRISIL, Ltd............................................   9,323  180,515
      Crompton Greaves Consumer Electricals, Ltd............. 196,701  568,615
      Cummins India, Ltd.....................................  13,400  135,081
      Cyient, Ltd............................................  23,996  201,090
      Dabur India, Ltd.......................................  90,807  472,290
      Dalmia Bharat, Ltd.....................................  19,506  551,760
      DB Corp., Ltd..........................................  18,560   41,288
      DCB Bank, Ltd..........................................  91,889  196,941
      DCM Shriram, Ltd.......................................  26,469  146,854
      Deepak Fertilisers & Petrochemicals Corp., Ltd.........  16,772   44,626
      Deepak Nitrite, Ltd....................................  14,093   47,117
  *   DEN Networks, Ltd......................................  31,166   28,685
  *   Dena Bank.............................................. 371,800   80,967
      Dewan Housing Finance Corp., Ltd.......................  95,892  291,241
      DFM Foods, Ltd.........................................     401    6,734
      Dhampur Sugar Mills, Ltd...............................  15,975   34,152
      Dhanuka Agritech, Ltd..................................   9,580   46,640
      Dilip Buildcon, Ltd....................................  18,685  108,863
  *   Dish TV India, Ltd..................................... 176,773  103,909
  *   Dishman Carbogen Amcis, Ltd............................  26,269   83,341
      Divi's Laboratories, Ltd...............................  37,787  756,273
      DLF, Ltd............................................... 175,382  388,990
      Dr Lal PathLabs, Ltd...................................  11,312  133,389
      Dynamatic Technologies, Ltd............................   1,869   35,846
      eClerx Services, Ltd...................................  12,162  174,468
      Edelweiss Financial Services, Ltd...................... 176,449  387,405

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Eicher Motors, Ltd.....................................   2,874 $  845,284
     EID Parry India, Ltd...................................  39,453    118,440
     EIH, Ltd...............................................  53,723    117,156
     Electrosteel Castings, Ltd.............................  34,724      9,489
     Elgi Equipments, Ltd...................................  25,498     85,758
     Emami, Ltd.............................................  49,436    264,536
     Endurance Technologies, Ltd............................  12,236    199,962
     Engineers India, Ltd...................................  63,223     99,435
     Entertainment Network India, Ltd.......................   2,514     22,385
 *   Eros International Media, Ltd..........................  11,209     11,371
     Escorts, Ltd...........................................  35,600    302,214
     Essel Propack, Ltd.....................................  79,748     94,902
     Exide Industries, Ltd..................................  99,213    356,309
 *   FDC, Ltd...............................................  25,379     68,784
     Federal Bank, Ltd...................................... 722,162    807,158
 *   Federal-Mogul Goetze India, Ltd........................   3,768     21,134
     FIEM Industries, Ltd...................................   1,448     11,966
     Finolex Cables, Ltd....................................  29,305    198,425
     Finolex Industries, Ltd................................  17,949    132,235
     Firstsource Solutions, Ltd............................. 142,208    117,481
 *   Future Enterprises, Ltd................................  99,463     52,435
     Future Lifestyle Fashions, Ltd.........................  13,486     67,580
 *   Future Retail, Ltd.....................................  61,841    410,486
     Gabriel India, Ltd.....................................  37,453     66,980
     GAIL India, Ltd........................................ 213,386  1,083,424
     Garware Technical Fibres, Ltd..........................   5,427     86,556
     Gateway Distriparks, Ltd...............................  39,319     70,749
     Gati, Ltd..............................................  16,063     16,255
     GE T&D India, Ltd......................................  15,833     49,380
     Geojit Financial Services, Ltd.........................  31,446     16,425
     GHCL, Ltd..............................................  20,516     63,160
     GIC Housing Finance, Ltd...............................  12,531     43,416
     Gillette India, Ltd....................................   2,089    184,217
 *   GMR Infrastructure, Ltd................................ 997,168    227,349
 *   Godawari Power and Ispat, Ltd..........................   3,292     16,941
     Godrej Consumer Products, Ltd.......................... 105,420  1,035,814
     Godrej Industries, Ltd.................................  10,514     66,414
 *   Godrej Properties, Ltd.................................   3,691     29,748
     Granules India, Ltd....................................  79,722    105,990
     Graphite India, Ltd....................................   3,594     46,249
     Grasim Industries, Ltd.................................  70,853    796,965
     Great Eastern Shipping Co., Ltd. (The).................  31,209    131,378
     Greaves Cotton, Ltd....................................  47,399     74,579
     Greenply Industries, Ltd...............................  19,337     35,886
     Grindwell Norton, Ltd..................................   9,426     63,208
     GRUH Finance, Ltd......................................  94,310    367,097
     Gujarat Alkalies & Chemicals, Ltd......................  11,691     84,449
     Gujarat Ambuja Exports, Ltd............................  20,394     66,629
     Gujarat Fluorochemicals, Ltd...........................  16,368    195,498
     Gujarat Gas, Ltd.......................................  16,049    136,283
     Gujarat Industries Power Co., Ltd......................  19,775     19,340
     Gujarat Mineral Development Corp., Ltd.................  55,512     65,026
     Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....  25,754    116,020
     Gujarat Pipavav Port, Ltd..............................  81,061    109,360
     Gujarat State Fertilizers & Chemicals, Ltd.............  73,343    103,832
     Gujarat State Petronet, Ltd............................  85,718    207,359
     Gulf Oil Lubricants India, Ltd.........................   7,008     67,312
 *   GVK Power & Infrastructure, Ltd........................ 350,798     36,141
 *   Hathway Cable & Datacom, Ltd........................... 174,161     70,888

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Hatsun Agro Products, Ltd..............................   9,736 $   81,414
 *   Hatsun Agro Products, Ltd..............................     537      3,689
     Havells India, Ltd.....................................  55,386    484,664
     HBL Power Systems, Ltd.................................  26,967     10,861
     HCL Technologies, Ltd.................................. 176,096  2,532,746
     HDFC Bank, Ltd......................................... 193,056  4,997,722
 *   HealthCare Global Enterprises, Ltd.....................  17,375     52,455
     HEG, Ltd...............................................   2,331    135,768
     HeidelbergCement India, Ltd............................  39,068     74,939
     Heritage Foods, Ltd....................................   6,774     50,444
     Hero MotoCorp, Ltd.....................................  17,622    655,670
     Hexaware Technologies, Ltd.............................  69,847    316,332
     Hikal, Ltd.............................................  20,117     43,508
     HIL, Ltd...............................................   1,730     52,242
     Himachal Futuristic Communications, Ltd................ 320,731     91,850
     Himadri Speciality Chemical, Ltd.......................  27,795     47,166
     Himatsingka Seide, Ltd.................................  14,705     47,500
     Hindalco Industries, Ltd............................... 207,360    617,417
     Hinduja Global Solutions, Ltd..........................   3,291     29,232
     Hindustan Unilever, Ltd................................ 141,308  3,093,355
     Honda SIEL Power Products, Ltd.........................     575      8,108
     Honeywell Automation India, Ltd........................     764    204,390
 *   Hotel Leela Venture, Ltd...............................  47,230      8,929
 *   Housing Development & Infrastructure, Ltd.............. 116,407     31,894
     Housing Development Finance Corp., Ltd................. 214,082  5,115,662
     HSIL, Ltd..............................................  17,822     57,448
     HT Media, Ltd..........................................  27,555     14,768
     Huhtamaki PPL, Ltd.....................................  11,366     33,151
     I G Petrochemicals, Ltd................................   7,843     46,315
     ICICI Bank, Ltd., Sponsored ADR........................ 133,484  1,266,768
     ICICI Bank, Ltd........................................  55,916    266,980
     ICICI Prudential Life Insurance Co., Ltd...............  49,120    220,757
 *   IDBI Bank, Ltd......................................... 150,413    120,178
     IDFC Bank, Ltd......................................... 616,728    288,758
     IDFC, Ltd.............................................. 426,016    211,638
 *   IFB Industries, Ltd....................................   4,858     57,907
 *   IFCI, Ltd.............................................. 477,690     89,256
     IIFL Holdings, Ltd..................................... 105,542    657,438
 *   IL&FS Transportation Networks, Ltd.....................  35,931      9,624
     India Cements, Ltd. (The).............................. 111,409    135,514
     Indiabulls Housing Finance, Ltd........................ 143,708  1,615,840
 *   Indiabulls Real Estate, Ltd............................ 135,430    137,702
     Indiabulls Ventures, Ltd...............................  35,876    208,800
     Indiabulls Ventures, Ltd...............................   6,548     24,082
 *   Indian Bank............................................  43,909    149,061
     Indian Hotels Co., Ltd. (The).......................... 144,985    253,185
     Indian Hume Pipe Co., Ltd..............................   5,574     20,492
     Indian Oil Corp., Ltd.................................. 264,644    494,568
 *   Indian Overseas Bank................................... 391,219     79,711
     Indo Count Industries, Ltd.............................  32,201     29,626
     Indoco Remedies, Ltd...................................  12,214     31,333
     Indraprastha Gas, Ltd..................................  97,935    352,462
     IndusInd Bank, Ltd.....................................  17,880    343,587
     INEOS Styrolution India, Ltd...........................   1,619     14,663
     Info Edge India, Ltd...................................   6,840    145,280
     Infosys, Ltd., Sponsored ADR........................... 188,630  1,786,326
     Infosys, Ltd........................................... 976,998  9,022,572
     Ingersoll-Rand India, Ltd..............................   6,043     42,313
 *   Inox Leisure, Ltd......................................  29,769     88,481

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   Inox Wind, Ltd.........................................  30,495 $   34,748
     Insecticides India, Ltd................................   2,235     12,554
 *   Intellect Design Arena, Ltd............................  22,152     74,810
     InterGlobe Aviation, Ltd...............................  30,400    364,259
 *   International Paper APPM, Ltd..........................   8,004     52,482
     IRB Infrastructure Developers, Ltd.....................  83,799    156,964
     ITD Cementation India, Ltd.............................  26,740     41,770
     J Kumar Infraprojects, Ltd.............................  16,833     28,524
     Jagran Prakashan, Ltd..................................  54,556     81,940
     Jai Corp., Ltd.........................................  22,407     31,307
     Jain Irrigation Systems, Ltd........................... 213,978    205,834
 *   Jaiprakash Power Ventures, Ltd......................... 476,905     12,288
 *   Jammu & Kashmir Bank, Ltd. (The)....................... 143,649     81,785
     Jamna Auto Industries, Ltd.............................  77,992     74,906
 *   Jaypee Infratech, Ltd.................................. 255,716      8,002
     JB Chemicals & Pharmaceuticals, Ltd....................  12,897     53,719
 *   Jet Airways India, Ltd.................................  13,549     39,760
     Jindal Poly Films, Ltd.................................   2,316      8,472
     Jindal Saw, Ltd........................................  82,171     94,878
 *   Jindal Stainless Hisar, Ltd............................  26,953     35,746
 *   Jindal Stainless, Ltd..................................  48,382     34,335
 *   Jindal Steel & Power, Ltd.............................. 130,582    300,829
     JK Cement, Ltd.........................................   9,514     86,317
     JK Lakshmi Cement, Ltd.................................  13,039     47,459
     JK Paper, Ltd..........................................  35,998     81,835
     JK Tyre & Industries, Ltd..............................  33,006     46,172
     JM Financial, Ltd...................................... 157,571    160,952
     JMC Projects India, Ltd................................  18,150     20,738
     Johnson Controls-Hitachi Air Conditioning India, Ltd...   3,653     86,070
 *   JSW Energy, Ltd........................................ 213,678    185,439
     JSW Steel, Ltd......................................... 566,622  2,596,833
     JTEKT India, Ltd.......................................  33,878     50,792
     Jubilant Foodworks, Ltd................................  27,848    408,033
     Jubilant Life Sciences, Ltd............................  50,434    449,917
 *   Just Dial, Ltd.........................................  13,708     93,330
     Jyothy Laboratories, Ltd...............................  27,180     69,211
     Kajaria Ceramics, Ltd..................................  46,896    250,638
     Kalpataru Power Transmission, Ltd......................  29,121    126,743
     Kalyani Steels, Ltd....................................  11,486     35,448
     Kansai Nerolac Paints, Ltd.............................  47,210    240,738
     Karnataka Bank, Ltd. (The).............................  66,741     93,405
     Karur Vysya Bank, Ltd. (The)........................... 196,134    210,441
 *   Kaveri Seed Co., Ltd...................................  10,293     69,060
     KCP, Ltd...............................................  30,121     40,367
     KEC International, Ltd.................................  50,704    194,640
     KEI Industries, Ltd....................................  25,830    107,794
 *   Kesoram Industries, Ltd................................  12,333      9,799
 *   Kiri Industries, Ltd...................................   7,501     46,548
     Kirloskar Oil Engines, Ltd.............................  25,693     75,373
     Kitex Garments, Ltd....................................   8,632     12,933
     KNR Constructions, Ltd.................................  22,800     55,419
     Kolte-Patil Developers, Ltd............................  14,133     46,511
     Kotak Mahindra Bank, Ltd............................... 121,704  1,838,331
     KPIT Technologies, Ltd.................................  80,994    242,847
     KPR Mill, Ltd..........................................  10,932     88,233
     KRBL, Ltd..............................................  34,591    159,339
     L&T Finance Holdings, Ltd.............................. 148,210    255,151
     LA Opala RG, Ltd.......................................   2,832      8,779
     Lakshmi Machine Works, Ltd.............................     415     32,374

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
  *   Lakshmi Vilas Bank, Ltd. (The).........................  34,290 $ 41,021
      Larsen & Toubro Infotech, Ltd..........................  10,367  245,982
      Laurus Labs, Ltd.......................................   4,997   23,049
      LG Balakrishnan & Bros, Ltd............................   5,958   34,491
      LIC Housing Finance, Ltd............................... 151,919  842,275
      Linde India, Ltd.......................................  11,710   69,793
      LT Foods, Ltd..........................................  64,829   31,523
      Lumax Industries, Ltd..................................   2,016   42,282
      LUX Industries, Ltd....................................   2,233   45,980
      Magma Fincorp, Ltd.....................................  72,433  104,609
      Mahanagar Gas, Ltd.....................................  10,386  116,966
      Maharashtra Scooters, Ltd..............................   1,245   38,622
      Maharashtra Seamless, Ltd..............................  12,963   82,941
  *   Mahindra CIE Automotive, Ltd...........................  38,359  137,490
      Maithan Alloys, Ltd....................................   4,473   31,565
  *   Majesco, Ltd...........................................   3,707   24,039
      Man Infraconstruction, Ltd.............................  34,618   18,142
      Manappuram Finance, Ltd................................ 289,463  312,448
      Marico, Ltd............................................ 180,600  782,081
      Marksans Pharma, Ltd................................... 116,022   45,498
      Mastek, Ltd............................................   1,365    8,346
  *   Max Financial Services, Ltd............................  80,718  411,141
      Mayur Uniquoters, Ltd..................................   7,210   35,076
      McLeod Russel India, Ltd...............................  28,188   51,209
      Meghmani Organics, Ltd.................................  52,538   51,253
      MEP Infrastructure Developers, Ltd.....................   8,450    4,764
      Merck, Ltd.............................................   1,462   61,419
      Minda Corp., Ltd.......................................  34,871   56,532
      Minda Industries, Ltd..................................  33,173  138,382
      Mindtree, Ltd..........................................  65,352  756,750
      Mirza International, Ltd...............................   8,582    9,301
      MOIL, Ltd..............................................  39,430   94,447
      Monte Carlo Fashions, Ltd..............................   1,510    7,038
      Motherson Sumi Systems, Ltd............................ 223,192  492,202
      Motherson Sumi Systems, Ltd............................ 111,596  246,373
      Motilal Oswal Financial Services, Ltd..................  18,143  152,061
      Mphasis, Ltd...........................................  39,970  534,333
      MPS, Ltd...............................................   2,372   16,994
      MRF, Ltd...............................................     491  429,757
      Multi Commodity Exchange of India, Ltd.................   3,805   35,999
      Munjal Showa, Ltd......................................   5,198   12,581
  *   Music Broadcast, Ltd...................................   5,257   23,334
  *   Muthoot Capital Services, Ltd..........................   2,196   24,994
      Muthoot Finance, Ltd...................................  58,940  325,993
      National Aluminium Co., Ltd............................ 223,525  206,544
      Nava Bharat Ventures, Ltd..............................  54,195   84,769
      Navin Fluorine International, Ltd......................   5,554   48,471
  *   Navkar Corp., Ltd......................................  16,865   15,288
      Navneet Education, Ltd.................................  37,731   56,490
      NBCC India, Ltd........................................ 111,654   83,488
      NCC, Ltd............................................... 219,022  222,091
      NESCO, Ltd.............................................  11,674   69,891
      Nestle India, Ltd......................................   5,986  819,489
  *   Neuland Laboratories, Ltd..............................   2,701   20,861
      NHPC, Ltd.............................................. 682,551  226,730
      NIIT Technologies, Ltd.................................  21,859  362,485
  *   NIIT, Ltd..............................................  23,857   22,965
      Nilkamal, Ltd..........................................   2,517   54,302
      NLC India, Ltd.........................................  80,081   87,928

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      NOCIL, Ltd.............................................  29,828 $ 62,358
      NRB Bearings, Ltd......................................  22,385   48,978
      NTPC, Ltd.............................................. 343,519  742,153
      Oberoi Realty, Ltd.....................................  36,411  207,474
      OCL India, Ltd.........................................   3,724   45,618
      Omaxe, Ltd.............................................  22,851   66,441
      Oracle Financial Services Software, Ltd................   5,892  288,838
      Orient Cement, Ltd.....................................  28,090   31,727
      Orient Electric, Ltd...................................   8,650   14,772
      Orient Paper & Industries, Ltd.........................   8,650    5,788
      Orient Refractories, Ltd...............................  20,027   60,976
  *   Oriental Bank of Commerce..............................  96,066  104,059
      Oriental Carbon & Chemicals, Ltd.......................   1,568   22,453
      Page Industries, Ltd...................................   2,239  889,550
      Panama Petrochem, Ltd..................................   3,578    5,595
      Parag Milk Foods, Ltd..................................  15,727   54,965
  *   Patel Engineering, Ltd.................................  20,891   10,395
      PC Jeweller, Ltd.......................................  42,452   33,644
      Persistent Systems, Ltd................................  24,430  187,275
      Petronet LNG, Ltd...................................... 306,071  938,529
      Phillips Carbon Black, Ltd.............................  24,890   76,019
      Phoenix Mills, Ltd.(The)...............................  20,999  158,711
      PI Industries, Ltd.....................................  34,648  364,741
      Pidilite Industries, Ltd...............................  43,979  571,048
      PNB Housing Finance, Ltd...............................   8,886   95,437
      PNC Infratech, Ltd.....................................  14,424   27,026
      Poly Medicure, Ltd.....................................   6,882   20,734
      Polyplex Corp., Ltd....................................   6,276   44,483
      Power Finance Corp., Ltd............................... 303,129  391,748
      Power Grid Corp. of India, Ltd......................... 277,887  698,703
  *   Prabhat Dairy, Ltd.....................................  15,099   20,834
      Praj Industries, Ltd...................................  45,290   67,619
  *   Prakash Industries, Ltd................................  32,212   45,772
      Prestige Estates Projects, Ltd.........................  66,478  173,609
  *   Prime Focus, Ltd.......................................  35,207   33,170
      Procter & Gamble Hygiene & Health Care, Ltd............   3,205  405,375
      PSP Projects, Ltd......................................   1,786    8,668
      PTC India Financial Services, Ltd...................... 117,889   24,401
      PTC India, Ltd......................................... 115,845  120,135
  *   Punjab & Sind Bank.....................................  30,516   12,041
  *   Punjab National Bank................................... 226,115  225,106
      Puravankara, Ltd.......................................  19,821   17,645
      PVR, Ltd...............................................  12,977  238,664
      Rain Commodities, Ltd..................................  50,053  124,373
      Rajesh Exports, Ltd....................................  37,411  287,984
      Ramco Cements, Ltd. (The)..............................  34,166  276,448
      Ramco Industries, Ltd..................................   9,897   24,910
      Ramkrishna Forgings, Ltd...............................   7,724   56,167
      Rane Holdings, Ltd.....................................   1,683   30,386
      Rashtriya Chemicals & Fertilizers, Ltd.................  77,501   62,324
      Ratnamani Metals & Tubes, Ltd..........................   4,663   51,851
  *   RattanIndia Power, Ltd................................. 375,276   16,005
      RBL Bank, Ltd..........................................  34,660  244,438
      Redington India, Ltd................................... 138,391  155,483
      Relaxo Footwears, Ltd..................................   8,252   89,315
      Reliance Capital, Ltd..................................  52,467  171,938
      Reliance Home Finance, Ltd............................. 116,001   64,304
      Reliance Infrastructure, Ltd...........................  57,599  279,382
  *   Reliance Power, Ltd.................................... 380,881  156,123

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Repco Home Finance, Ltd................................  23,561 $117,521
      Rico Auto Industries, Ltd..............................  23,570   23,881
      RP SG Retail, Ltd......................................  14,441   31,549
  *   RP-SG Business Process Services, Ltd...................   4,814   31,549
  *   Ruchi Soya Industries, Ltd.............................  24,974    1,920
      Rural Electrification Corp., Ltd....................... 368,269  581,238
      Sadbhav Engineering, Ltd...............................  35,728  100,609
      Sadbhav Infrastructure Project, Ltd....................  32,915   46,894
      Sagar Cements, Ltd.....................................     739    6,544
  *   Sanghi Industries, Ltd.................................  31,471   26,046
  *   Sanghvi Movers, Ltd....................................   5,653    8,972
      Sarda Energy & Minerals, Ltd...........................   2,144    8,782
      Savita Oil Technologies, Ltd...........................     516    7,190
      Schaeffler India, Ltd..................................   2,260  155,224
      Sequent Scientific, Ltd................................  13,673    8,981
      Seshasayee Paper & Boards, Ltd.........................     769   12,016
      SH Kelkar & Co., Ltd...................................   5,746   13,108
      Shankara Building Products, Ltd........................   3,661   54,862
      Sharda Cropchem, Ltd...................................   8,445   36,569
      Sharda Motor Industries, Ltd...........................     327    6,484
      Shilpa Medicare, Ltd...................................   9,013   47,315
      Shoppers Stop, Ltd.....................................   4,091   27,193
      Shree Cement, Ltd......................................   2,077  380,513
      Shriram City Union Finance, Ltd........................   5,495  120,684
  *   Shriram EPC, Ltd.......................................  22,118    3,235
      Shriram Transport Finance Co., Ltd.....................  58,852  919,396
  *   Sical Logistics, Ltd...................................   6,311   13,206
      Simplex Infrastructures, Ltd...........................   8,725   27,127
      Sintex Industries, Ltd................................. 116,558   18,884
  *   Sintex Plastics Technology, Ltd........................ 184,858   65,083
  *   SITI Networks, Ltd.....................................  74,545    8,797
      Siyaram Silk Mills, Ltd................................   2,906   13,968
      SJVN, Ltd.............................................. 185,587   70,274
      Skipper, Ltd...........................................  13,030   15,993
      SML ISUZU, Ltd.........................................   3,384   33,698
      Sobha, Ltd.............................................  25,631  153,982
      Solar Industries India, Ltd............................   9,823  133,062
  *   Solara Active Pharma Sciences, Ltd.....................   4,146   18,190
      Somany Ceramics, Ltd...................................   7,348   33,810
      Sonata Software, Ltd...................................  31,777  132,731
      South Indian Bank, Ltd. (The).......................... 298,500   59,020
      Srei Infrastructure Finance, Ltd.......................  86,569   38,660
      SRF, Ltd...............................................   8,127  211,785
      Srikalahasthi Pipes, Ltd...............................   7,842   19,988
      Star Cement, Ltd.......................................  15,831   21,739
  *   State Bank of India.................................... 243,325  923,864
  *   Steel Authority of India, Ltd.......................... 224,647  195,973
      Sterlite Technologies, Ltd.............................  90,368  467,681
      Strides Pharma Science, Ltd............................  21,599  123,827
      Subros, Ltd............................................  11,203   43,229
      Sudarshan Chemical Industries..........................  10,535   53,817
      Sun TV Network, Ltd....................................  42,031  369,790
      Sundaram Finance Holdings, Ltd.........................   4,466    6,053
      Sundaram Finance, Ltd..................................  10,822  217,498
      Sundaram-Clayton, Ltd..................................   1,860   88,962
      Sundram Fasteners, Ltd.................................  35,624  256,619
      Sunteck Realty, Ltd....................................  20,334   88,952
      Suprajit Engineering, Ltd..............................  22,155   70,533
      Supreme Industries, Ltd................................  22,231  296,401

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Supreme Petrochem, Ltd.................................  17,842 $   53,857
     Surya Roshni, Ltd......................................   9,843     27,540
     Sutlej Textiles and Industries, Ltd....................  15,646      9,540
     Suven Life Sciences, Ltd...............................  28,997     94,737
     Swaraj Engines, Ltd....................................   2,273     43,447
     Symphony, Ltd..........................................   7,174     88,280
 *   Syndicate Bank......................................... 124,761     58,522
     Syngene International, Ltd.............................  18,164    141,946
     TAKE Solutions, Ltd....................................  24,685     54,219
     Tamil Nadu Newsprint & Papers, Ltd.....................  13,867     48,461
     Tasty Bite Eatables, Ltd...............................      75      8,298
     Tata Chemicals, Ltd....................................  54,525    502,986
     Tata Communications, Ltd...............................  33,278    220,639
     Tata Consultancy Services, Ltd......................... 232,536  6,084,876
     Tata Elxsi, Ltd........................................   9,084    127,574
     Tata Global Beverages, Ltd............................. 119,157    349,243
     Tata Metaliks, Ltd.....................................   3,816     33,337
     Tata Power Co., Ltd. (The)............................. 414,204    427,290
     Tata Sponge Iron, Ltd..................................   2,770     29,780
     Tata Steel, Ltd........................................ 226,368  1,694,811
 *   Tata Teleservices Maharashtra, Ltd..................... 113,034      6,208
     TCI Express, Ltd.......................................   8,425     67,319
     Tech Mahindra, Ltd..................................... 183,158  1,844,942
 *   Techno Electric & Engineering Co., Ltd.................  15,533     55,393
     Texmaco Rail & Engineering, Ltd........................  32,187     27,071
     Thermax, Ltd...........................................   5,073     68,285
     Thirumalai Chemicals, Ltd..............................  28,380     47,581
     Thomas Cook India, Ltd.................................  18,805     52,585
     Thyrocare Technologies, Ltd............................   6,795     51,394
     TI Financial Holdings, Ltd.............................  30,297    199,016
     Tide Water Oil Co. India, Ltd..........................     569     43,482
     Time Technoplast, Ltd..................................  62,676     95,250
     Timken India, Ltd......................................   5,771     41,031
     Tinplate Co. of India, Ltd. (The)......................  13,601     27,695
     Titagarh Wagons, Ltd...................................  24,770     22,547
     Titan Co., Ltd.........................................  85,114    970,454
     Torrent Pharmaceuticals, Ltd...........................  18,379    415,195
     Torrent Power, Ltd.....................................  63,788    223,544
     Tourism Finance Corp. of India, Ltd....................   8,693     14,708
     Transport Corp. of India, Ltd..........................  16,849     66,976
     Trent, Ltd.............................................  23,170    100,703
     Trident, Ltd...........................................  56,052     48,909
 *   Triveni Engineering & Industries, Ltd..................  46,924     30,255
     Triveni Turbine, Ltd...................................  39,695     53,973
     TTK Prestige, Ltd......................................     971     87,208
     Tube Investments of India, Ltd.........................  37,042    147,994
     TV Today Network, Ltd..................................  13,322     73,150
 *   TV18 Broadcast, Ltd.................................... 270,590    137,061
     TVS Motor Co., Ltd.....................................  32,961    240,222
     TVS Srichakra, Ltd.....................................   1,387     45,040
 *   UCO Bank............................................... 126,036     32,352
     Uflex, Ltd.............................................  15,527     58,608
     UFO Moviez India, Ltd..................................   2,912     12,424
     UltraTech Cement, Ltd..................................  16,492    774,970
 *   Union Bank of India....................................  86,654     89,729
 *   Unitech, Ltd........................................... 461,266     13,407
     UPL, Ltd............................................... 194,685  1,768,628
 *   V2 Retail, Ltd.........................................   3,003     12,206
     VA Tech Wabag, Ltd.....................................  16,956     57,506

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
INDIA -- (Continued)
*   Vaibhav Global, Ltd....................................     5,973 $     59,654
    Vakrangee, Ltd.........................................   160,488       56,280
    Vardhman Textiles, Ltd.................................    10,903      148,063
    Vedanta, Ltd...........................................   842,431    2,403,483
    Venky's India, Ltd.....................................     2,911       98,140
    Vesuvius India, Ltd....................................     1,000       14,371
    V-Guard Industries, Ltd................................    62,850      159,467
    Vijaya Bank............................................   184,662      109,854
    Vinati Organics, Ltd...................................     7,191      150,991
    Vindhya Telelinks, Ltd.................................     1,762       35,493
    VIP Industries, Ltd....................................    23,109      138,361
    Visaka Industries, Ltd.................................     1,557       10,018
    V-Mart Retail, Ltd.....................................     3,123      102,481
*   Vodafone Idea, Ltd.....................................   932,788      487,685
    Voltas, Ltd............................................    12,247       89,624
*   VRL Logistics, Ltd.....................................    15,003       51,548
    VST Tillers Tractors, Ltd..............................     1,799       43,780
    WABCO India, Ltd.......................................     2,053      173,908
    Welspun Corp., Ltd.....................................    57,937      107,983
    Welspun Enterprises, Ltd...............................    26,652       44,107
    Welspun India, Ltd.....................................   187,140      149,076
    West Coast Paper Mills, Ltd............................    14,590       77,017
    Wheels India, Ltd......................................     1,390       19,639
    Whirlpool of India, Ltd................................     8,665      161,753
    Wipro, Ltd.............................................   242,533    1,088,375
    Wonderla Holidays, Ltd.................................     3,715       14,080
    Yes Bank, Ltd..........................................   802,824    2,044,476
    Zee Entertainment Enterprises, Ltd.....................   155,249      943,769
    Zee Learn, Ltd.........................................    34,956       19,405
*   Zee Media Corp., Ltd...................................    37,698       12,760
    Zensar Technologies, Ltd...............................    39,770      138,045
                                                                      ------------
TOTAL INDIA................................................            142,570,111
                                                                      ------------
INDONESIA -- (2.7%)
    Ace Hardware Indonesia Tbk PT.......................... 4,736,900      427,254
    Adaro Energy Tbk PT.................................... 9,572,400    1,040,194
    Adhi Karya Persero Tbk PT.............................. 1,161,025       86,046
*   Agung Podomoro Land Tbk PT............................. 2,914,000       26,853
    AKR Corporindo Tbk PT..................................   907,300      206,623
*   Alam Sutera Realty Tbk PT.............................. 5,737,700      105,115
    Aneka Tambang Tbk PT................................... 5,229,689      234,720
    Arwana Citramulia Tbk PT............................... 1,603,400       40,115
    Asahimas Flat Glass Tbk PT.............................     2,000          579
    Astra Agro Lestari Tbk PT..............................   286,867      226,826
    Astra Graphia Tbk PT...................................   236,000       20,908
    Astra International Tbk PT............................. 5,366,200    2,791,308
    Astra Otoparts Tbk PT..................................    99,500        9,426
*   Astrindo Nusantara Infrastructure Tbk PT............... 5,686,600       18,742
*   Asuransi Kresna Mitra Tbk PT...........................   700,600       31,797
*   Bank Bukopin Tbk....................................... 2,300,700       50,263
    Bank Central Asia Tbk PT............................... 1,225,500    1,908,178
    Bank Danamon Indonesia Tbk PT.......................... 1,216,342      594,508
*   Bank Ina Perdana PT....................................   268,700       10,066
    Bank Mandiri Persero Tbk PT............................ 2,339,644    1,051,252
    Bank Negara Indonesia Persero Tbk PT................... 2,246,600    1,084,764
*   Bank Pan Indonesia Tbk PT.............................. 2,986,700      213,380
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT... 1,862,500      219,382
    Bank Pembangunan Daerah Jawa Timur Tbk PT.............. 3,330,600      133,741
*   Bank Permata Tbk PT.................................... 2,169,858       65,666

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
INDONESIA -- (Continued)
    Bank Rakyat Indonesia Persero Tbk PT................... 14,137,900 $2,934,292
    Bank Tabungan Negara Persero Tbk PT....................  1,862,873    260,053
    Bank Tabungan Pensiunan Nasional Tbk PT................    413,000     99,676
    Barito Pacific Tbk PT..................................  3,226,000    398,747
    Bayan Resources Tbk PT.................................     13,000     16,746
    Bekasi Fajar Industrial Estate Tbk PT..................  4,371,200     40,283
    BISI International Tbk PT..............................    932,700     89,142
    Blue Bird Tbk PT.......................................     98,600     18,498
    Bukit Asam Tbk PT......................................  2,273,605    638,534
*   Bumi Serpong Damai Tbk PT..............................  3,707,100    269,139
*   Bumi Teknokultura Unggul Tbk PT........................    884,700      8,161
    Charoen Pokphand Indonesia Tbk PT......................  2,819,015  1,021,087
*   Citra Marga Nusaphala Persada Tbk PT...................    896,868     78,155
*   Delta Dunia Makmur Tbk PT..............................  3,936,700    208,947
*   Eagle High Plantations Tbk PT.......................... 10,516,900    121,442
    Elnusa Tbk PT..........................................  2,138,700     52,736
    Erajaya Swasembada Tbk PT..............................    859,900     96,180
    Fajar Surya Wisesa Tbk PT..............................    102,500     51,310
*   Gajah Tunggal Tbk PT...................................  1,335,300     54,535
*   Garuda Indonesia Persero Tbk PT........................  4,186,046     55,587
    Global Mediacom Tbk PT.................................  5,909,100    127,632
*   Hanson International Tbk PT............................ 25,691,300    204,742
    Harum Energy Tbk PT....................................    645,200     83,356
*   Holcim Indonesia Tbk PT................................    175,700     21,120
    Indah Kiat Pulp & Paper Corp. Tbk PT...................  1,133,500    949,938
    Indika Energy Tbk PT...................................    944,200    139,514
    Indo Tambangraya Megah Tbk PT..........................    232,200    380,462
    Indocement Tunggal Prakarsa Tbk PT.....................    440,700    502,849
    Indofood CBP Sukses Makmur Tbk PT......................    703,900    413,579
    Indofood Sukses Makmur Tbk PT..........................  2,580,200  1,015,150
    Indosat Tbk PT.........................................    493,300     78,314
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT...........  1,758,200     92,537
*   Inti Agri Resources Tbk PT.............................  3,873,200     50,737
*   Intiland Development Tbk PT............................  3,908,900     83,794
    Japfa Comfeed Indonesia Tbk PT.........................  3,168,300    423,747
    Jasa Marga Persero Tbk PT..............................    785,526    214,735
    Jaya Real Property Tbk PT..............................    605,500     24,286
    Kalbe Farma Tbk PT.....................................  5,434,200    490,138
*   Kawasan Industri Jababeka Tbk PT.......................  8,974,668    131,039
    KMI Wire & Cable Tbk PT................................  1,523,700     24,700
*   Krakatau Steel Persero Tbk PT..........................  2,508,331     61,129
*   Kresna Graha Investama Tbk PT..........................  5,652,000    232,418
    Link Net Tbk PT........................................    609,400    175,876
*   Lippo Cikarang Tbk PT..................................    325,700     33,067
*   Malindo Feedmill Tbk PT................................    449,100     36,619
    Matahari Department Store Tbk PT.......................  1,135,400    362,741
*   Matahari Putra Prima Tbk PT............................    737,300      7,279
    Mayora Indah Tbk PT....................................  2,402,625    402,912
*   Medco Energi Internasional Tbk PT......................  6,126,400    330,522
    Media Nusantara Citra Tbk PT...........................  3,301,700    169,877
    Mitra Adiperkasa Tbk PT................................  4,877,000    256,948
*   Mitra Keluarga Karyasehat Tbk PT.......................    868,900     81,846
    Mitra Pinasthika Mustika Tbk PT........................    649,100     32,905
*   MNC Investama Tbk PT................................... 14,968,800     75,758
*   MNC Vision Network PT..................................    269,000     15,655
    Modernland Realty Tbk PT...............................  6,013,600     86,255
*   Multipolar Tbk PT......................................  3,394,400     18,983
*   Multistrada Arah Sarana Tbk PT.........................     33,500      1,303
    Nippon Indosari Corpindo Tbk PT........................  1,068,744     73,896

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                        ---------- -----------
 INDONESIA -- (Continued)
     Pabrik Kertas Tjiwi Kimia Tbk PT..................    282,600 $   192,117
     Pakuwon Jati Tbk PT............................... 10,687,900     336,320
     Pan Brothers Tbk PT...............................  1,955,500      71,359
 *   Panin Financial Tbk PT............................ 11,644,500     210,219
 *   Panin Insurance Tbk PT............................    992,000      65,784
 *   Pelayaran Tamarin Samudra Tbk PT..................    140,800      27,792
     Perusahaan Gas Negara Persero Tbk.................  3,518,900     515,356
     Perusahaan Perkebunan London Sumatra Indonesia
       Tbk PT..........................................  2,172,200     184,629
 *   Pool Advista Indonesia Tbk PT.....................    387,800     116,100
     PP Persero Tbk PT.................................  2,071,642     181,797
     PP Properti Tbk PT................................  4,925,000      31,159
     Puradelta Lestari Tbk PT..........................  4,290,400      36,695
     Ramayana Lestari Sentosa Tbk PT...................  1,505,100     117,908
 *   Rimo International Lestari Tbk PT................. 14,138,800     146,131
     Salim Ivomas Pratama Tbk PT.......................  2,117,100      64,112
     Sampoerna Agro PT.................................    572,600      90,152
     Sarana Menara Nusantara Tbk PT....................  2,881,500      91,755
     Sawit Sumbermas Sarana Tbk PT.....................  2,461,100     204,127
     Selamat Sempurna Tbk PT...........................  1,169,600     113,507
     Semen Baturaja Persero Tbk PT.....................    807,400      93,562
     Semen Indonesia Persero Tbk PT....................  1,104,600     654,936
 *   Sentul City Tbk PT................................ 14,074,000      88,081
     Sinar Mas Agro Resources & Technology Tbk PT......     36,000       9,898
     Sinar Mas Multiartha Tbk PT.......................     16,500      10,839
 *   Sitara Propertindo Tbk PT.........................  1,053,500      63,781
 *   Smartfren Telecom Tbk PT..........................  4,195,700      27,888
     Sri Rejeki Isman Tbk PT...........................  6,262,200     149,571
 *   Sugih Energy Tbk PT...............................  5,670,200      18,649
     Sumber Alfaria Trijaya Tbk PT.....................  1,508,900      74,978
     Surya Citra Media Tbk PT..........................  2,469,200     255,504
     Surya Semesta Internusa Tbk PT....................  2,192,100      67,253
 #   Telekomunikasi Indonesia Persero Tbk PT,
       Sponsored ADR...................................     89,204   2,247,941
 *   Tiga Pilar Sejahtera Food Tbk.....................  1,372,000      15,162
     Timah Tbk PT......................................  1,945,231      82,730
     Tiphone Mobile Indonesia Tbk PT...................  1,094,000      46,141
     Total Bangun Persada Tbk PT.......................    672,000      22,532
     Tower Bersama Infrastructure Tbk PT...............    994,600     306,182
 *   Trada Alam Minera Tbk PT.......................... 21,541,900     257,283
     Tunas Baru Lampung Tbk PT.........................  1,728,700     101,185
     Tunas Ridean Tbk PT...............................    238,000      17,976
     Ultrajaya Milk Industry & Trading Co. Tbk PT......    939,600      76,545
     Unilever Indonesia Tbk PT.........................    322,000     917,195
     United Tractors Tbk PT............................    828,495   1,829,173
 *   Vale Indonesia Tbk PT.............................    921,300     177,807
 *   Visi Media Asia Tbk PT............................  5,092,600      44,919
     Waskita Beton Precast Tbk PT......................  6,082,800     127,441
     Waskita Karya Persero Tbk PT......................  2,822,343     267,959
     Wijaya Karya Beton Tbk PT.........................  1,775,000      35,046
     Wijaya Karya Persero Tbk PT.......................  1,856,449     134,555
 *   XL Axiata Tbk PT..................................  2,144,700     370,622
                                                                   -----------
 TOTAL INDONESIA.......................................             36,409,667
                                                                   -----------
 MALAYSIA -- (2.8%)
     Aeon Co. M Bhd....................................    255,300     103,113
     AEON Credit Service M Bhd.........................     53,790     194,306
     AFFIN Bank Bhd....................................    268,770     145,232
     AirAsia Group Bhd.................................    984,900     618,807
 #*  AirAsia X Bhd.....................................  1,690,000      93,097
     Alliance Bank Malaysia Bhd........................    545,100     516,271

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
MALAYSIA -- (Continued)
    AMMB Holdings Bhd......................................   640,475 $  582,132
    Amway Malaysia Holdings Bhd............................    16,600     26,549
    Ann Joo Resources Bhd..................................   185,600     64,815
    APM Automotive Holdings Bhd............................    22,800     17,860
#   Astro Malaysia Holdings Bhd............................   488,100    157,676
#   Axiata Group Bhd....................................... 1,044,418    851,780
    Batu Kawan Bhd.........................................    39,400    158,898
    Benalec Holdings Bhd...................................   227,000     11,133
#   Berjaya Food Bhd.......................................    45,400     14,963
*   Bermaz Auto Bhd........................................   293,200    133,169
    BIMB Holdings Bhd......................................   288,531    252,569
    Bonia Corp. Bhd........................................   304,400     17,830
    Boustead Holdings Bhd..................................   238,660     89,534
    Boustead Plantations Bhd...............................   254,560     57,526
*   Bumi Armada Bhd........................................ 1,709,700    165,325
    Bursa Malaysia Bhd.....................................   363,700    636,761
#   CAB Cakaran Corp. Bhd..................................   172,400     29,267
    Cahya Mata Sarawak Bhd.................................   226,400    157,084
    Can-One Bhd............................................    42,900     20,503
    CB Industrial Product Holding Bhd......................   196,580     50,836
    CCM Duopharma Biotech Bhd..............................   122,933     31,130
    CIMB Group Holdings Bhd................................   921,808  1,261,297
    Coastal Contracts Bhd..................................   125,600     27,341
    CRG Group..............................................   304,400      6,547
    CSC Steel Holdings Bhd.................................    55,500     13,653
    Cypark Resources Bhd...................................    58,400     35,501
    D&O Green Technologies Bhd.............................   343,200     69,402
    Dagang NeXchange Bhd...................................   698,200     61,880
    Daibochi Bhd...........................................     6,048      2,815
#   Datasonic Group Bhd....................................   375,000     32,282
#*  Dayang Enterprise Holdings Bhd.........................   229,650     29,284
    Dialog Group Bhd.......................................   423,614    343,110
#   DiGi.Com Bhd...........................................   674,900    695,407
#   DRB-Hicom Bhd..........................................   512,400    230,532
    Dutch Lady Milk Industries Bhd.........................     6,400     97,844
#   Eastern & Oriental Bhd.................................   389,780    110,187
*   Eco World Development Group Bhd........................   735,600    175,916
*   Eco World International Bhd............................   344,400     73,652
#   Econpile Holdings Bhd..................................   440,350     70,142
    Ekovest BHD............................................   456,950     53,608
    Engtex Group Bhd.......................................   164,000     35,100
    Evergreen Fibreboard Bhd...............................   218,700     24,324
    FGV Holdings Bhd....................................... 1,159,500    388,283
    Fraser & Neave Holdings Bhd............................    13,600    109,544
    Frontken Corp. Bhd.....................................   391,400     77,920
    Gabungan AQRS Bhd......................................   118,900     26,204
    Gadang Holdings Bhd....................................   254,400     37,427
    Gamuda Bhd.............................................   452,000    258,599
    Gas Malaysia Bhd.......................................    57,400     39,080
#   Genting Plantations Bhd................................    98,300    226,955
#   George Kent Malaysia Bhd...............................   290,500     75,781
    Globetronics Technology Bhd............................   336,066    177,824
    Glomac Bhd.............................................   194,040     18,307
    GuocoLand Malaysia Bhd.................................    34,800      6,658
    Hai-O Enterprise Bhd...................................    68,700     56,497
    HAP Seng Consolidated Bhd..............................   279,820    658,501
    Hap Seng Plantations Holdings Bhd......................    90,600     40,064
    Hartalega Holdings Bhd.................................   364,600    545,489
    Hengyuan Refining Co. Bhd..............................    63,600     89,210

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
MALAYSIA -- (Continued)
    HeveaBoard Bhd.........................................   272,900 $   53,214
*   Hiap Teck Venture Bhd..................................   583,500     47,376
    Hock Seng LEE Bhd......................................    61,600     19,730
    Hong Leong Bank Bhd....................................    80,590    399,079
    Hong Leong Financial Group Bhd.........................    87,313    383,888
    HSS Engineers Bhd......................................    81,200     16,620
    Hua Yang Bhd...........................................   128,710     11,579
*   Hume Industries Bhd....................................    39,208      7,319
    Hup Seng Industries Bhd................................   218,300     54,284
    I-Bhd..................................................    59,800      6,587
    IGB Bhd................................................    10,502      6,344
    IJM Corp. Bhd.......................................... 1,033,414    402,851
    IJM Plantations Bhd....................................    85,300     38,707
    Inari Amertron Bhd..................................... 1,170,963    550,023
    Insas Bhd..............................................   321,313     53,774
    IOI Corp. Bhd..........................................   470,105    505,631
    IOI Properties Group Bhd...............................   600,910    188,152
*   Iris Corp. Bhd.........................................   736,100     25,529
*   Iskandar Waterfront City Bhd...........................   289,100     34,574
#*  JAKS Resources Bhd.....................................   315,000     68,627
    Jaya Tiasa Holdings Bhd................................   186,405     23,850
    JCY International Bhd..................................   413,600     24,725
    JHM Consolidation Bhd..................................   137,400     35,234
    Kenanga Investment Bank Bhd............................   159,100     23,592
    Kerjaya Prospek Group Bhd..............................   234,960     65,739
    Kesm Industries Bhd....................................     3,000      7,325
    Kian JOO CAN Factory Bhd...............................   114,600     60,360
    Kim Loong Resources Bhd................................   152,760     44,921
    Kimlun Corp. Bhd.......................................    50,834     14,106
*   KNM Group Bhd.......................................... 1,273,484     41,060
    Kretam Holdings Bhd....................................   399,000     38,668
#*  KSL Holdings Bhd.......................................   376,864     63,918
    Kuala Lumpur Kepong Bhd................................    93,050    554,097
    Kumpulan Perangsang Selangor Bhd.......................    59,084     17,683
*   Lafarge Malaysia Bhd...................................   156,700     80,538
*   Land & General Bhd..................................... 1,013,940     37,483
*   Landmarks Bhd..........................................   139,100     18,612
#   LBS Bina Group Bhd.....................................   484,160     78,826
    Lii Hen Industries Bhd.................................    89,600     61,903
    Lingkaran Trans Kota Holdings Bhd......................   112,800    105,839
*   Lion Industries Corp. Bhd..............................   197,600     33,564
    LPI Capital Bhd........................................    51,800    202,716
    Magni-Tech Industries Bhd..............................    44,000     46,817
    Mah Sing Group Bhd.....................................   786,452    180,514
    Malakoff Corp. Bhd.....................................   570,000    117,253
    Malayan Banking Bhd....................................   771,429  1,750,944
    Malayan Flour Mills Bhd................................   190,300     46,436
*   Malayan United Industries Bhd..........................   357,000     13,684
    Malaysia Airports Holdings Bhd.........................   354,467    704,570
#   Malaysia Building Society Bhd..........................   567,909    127,837
    Malaysia Marine and Heavy Engineering Holdings Bhd.....   213,400     30,069
*   Malaysian Bulk Carriers Bhd............................   219,725     24,896
#   Malaysian Pacific Industries Bhd.......................    67,663    175,629
#   Malaysian Resources Corp. Bhd.......................... 1,069,100    186,944
    Malton Bhd.............................................   177,500     21,045
    Matrix Concepts Holdings Bhd...........................   320,550    141,690
    Maxis Bhd..............................................   383,500    479,502
    MBM Resources BHD......................................    80,330     38,219
#   Media Chinese International, Ltd.......................   100,600      4,930

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
MALAYSIA -- (Continued)
*   Media Prima Bhd........................................   502,600 $   48,677
    Mega First Corp. Bhd...................................    78,700     57,034
    Mitrajaya Holdings Bhd.................................   269,098     21,599
    MKH Bhd................................................   200,015     59,200
    MMC Corp. Bhd..........................................   312,600     80,054
*   MNRB Holdings Bhd......................................   253,799     59,521
*   MPHB Capital Bhd.......................................    74,900     20,755
    Muda Holdings Bhd......................................   113,800     43,324
*   Mudajaya Group Bhd.....................................   196,900     14,817
    Muhibbah Engineering M Bhd.............................   203,400    134,782
*   Mulpha International Bhd...............................    87,720     38,799
#   My EG Services Bhd..................................... 1,075,250    309,194
    Nestle Malaysia Bhd....................................    11,800    405,645
    NTPM Holdings Bhd......................................   103,400     12,994
    Oriental Holdings BHD..................................    70,300    101,287
#   OSK Holdings Bhd.......................................   493,664    107,460
#   Padini Holdings Bhd....................................   228,200    306,684
    Panasonic Manufacturing Malaysia Bhd...................    13,100    119,277
    Pantech Group Holdings Bhd.............................   101,846     11,086
    Paramount Corp. Bhd....................................   131,100     64,314
*   Parkson Holdings Bhd...................................   179,905     14,201
*   Pentamaster Corp. Bhd..................................    75,944     57,084
*   PESTECH International Bhd..............................   231,300     74,704
#   Petron Malaysia Refining & Marketing Bhd...............    50,500     87,318
    Pharmaniaga Bhd........................................    44,200     28,720
    PIE Industrial Bhd.....................................    93,100     34,092
#   Pos Malaysia Bhd.......................................   134,600     95,250
    PPB Group Bhd..........................................   130,960    524,771
    Press Metal Aluminium Holdings Bhd.....................   443,400    513,296
    Protasco Bhd...........................................   190,166     15,936
    Public Bank Bhd........................................   624,370  3,672,809
    QL Resources Bhd.......................................   264,804    446,410
    RHB Bank Bhd...........................................   221,062    276,557
*   Rimbunan Sawit Bhd.....................................   496,600     20,200
    Salcon Bhd.............................................   318,117     18,660
    Sam Engineering & Equipment M Bhd......................    16,800     32,356
#*  Sapura Energy Bhd...................................... 2,080,211    168,474
    Sarawak Oil Palms Bhd..................................    45,314     28,167
    Scicom MSC Bhd.........................................    31,200     12,530
    Scientex Bhd...........................................   138,700    284,697
    Selangor Dredging Bhd..................................   150,900     26,010
    Selangor Properties Bhd................................     2,100      2,694
    Serba Dinamik Holdings Bhd.............................   284,300    274,759
    Shangri-La Hotels Malaysia Bhd.........................   101,700    134,275
    SHL Consolidated Bhd...................................    98,500     55,484
    Sime Darby Plantation Bhd..............................   571,100    718,789
    Sime Darby Property Bhd................................   132,800     31,021
*   Sino Hua-An International Bhd..........................   131,300      8,035
    SKP Resources Bhd......................................   530,700    161,222
    SP Setia Bhd Group.....................................   405,887    203,953
    Star Media Group Bhd...................................   114,600     20,970
    Sunway Construction Group Bhd..........................   187,510     65,171
#   Supermax Corp. Bhd.....................................   245,850    187,361
    Suria Capital Holdings Bhd.............................    18,100      6,613
#   Syarikat Takaful Malaysia Keluarga Bhd.................   181,200    168,572
#   Ta Ann Holdings Bhd....................................   139,426     76,689
    TA Enterprise Bhd......................................   620,300     89,019
    TA Global Bhd..........................................   529,180     33,518
    Taliworks Corp. Bhd....................................   260,000     47,274

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
MALAYSIA -- (Continued)
    Tambun Indah Land Bhd..................................   121,700 $    23,467
    Tan Chong Motor Holdings Bhd...........................   103,100      36,486
    Tasek Corp. Bhd........................................     7,400       9,905
#   Telekom Malaysia Bhd...................................   406,160     231,178
    Tenaga Nasional Bhd....................................   639,100   2,246,523
    Thong Guan Industries Bhd..............................    11,900       6,228
    TIME dotCom Bhd........................................    71,800     133,907
*   Tiong NAM Logistics Holdings...........................    91,850      19,037
    Titijaya Land Bhd......................................   135,400      10,198
    Top Glove Corp. Bhd....................................   592,800     842,867
    Tropicana Corp. Bhd....................................   224,652      46,737
    TSH Resources Bhd......................................   272,900      65,962
    Tune Protect Group Bhd.................................   186,300      27,820
    Uchi Technologies Bhd..................................   152,170     105,564
    UEM Edgenta Bhd........................................   164,900     101,053
    UEM Sunrise Bhd........................................   727,164     119,267
    UMW Holdings Bhd.......................................   237,300     269,669
#   Unisem M Bhd...........................................   365,830     252,887
    United Malacca Bhd.....................................    20,100      27,470
    United Plantations Bhd.................................    18,400     117,816
    United U-Li Corp. BHD..................................    48,150       6,225
    UOA Development Bhd....................................   371,400     173,286
*   Velesto Energy Bhd..................................... 1,403,835      87,116
    ViTrox Corp. Bhd.......................................    61,800     108,120
#   VS Industry Bhd........................................   787,281     301,324
*   Wah Seong Corp. Bhd....................................   218,605      46,762
*   WCE Holdings Bhd.......................................    56,300       9,029
    WCT Holdings Bhd.......................................   531,375     103,007
    Wellcall Holdings Bhd..................................   272,550      76,313
#   Westports Holdings Bhd.................................   418,100     341,023
    WTK Holdings Bhd.......................................   104,800      11,529
    Yinson Holdings Bhd....................................   313,100     333,188
    YNH Property Bhd.......................................   258,708      83,298
    YTL Corp. Bhd.......................................... 1,934,330     490,865
    YTL Power International Bhd............................   589,246     133,969
    Zhulian Corp. Bhd......................................    58,200      18,084
                                                                      -----------
TOTAL MALAYSIA.............................................            37,831,302
                                                                      -----------
MEXICO -- (3.6%)
    Alfa S.A.B. de C.V., Class A........................... 1,859,247   1,966,038
    Alpek S.A.B. de C.V....................................   272,555     361,604
    Alsea S.A.B. de C.V....................................   353,533     905,360
#   America Movil S.A.B. de C.V............................ 4,985,903   3,605,672
    America Movil S.A.B. de C.V., Sponsored ADR, Class L...   116,929   1,682,608
    Arca Continental S.A.B. de C.V.........................   137,302     689,442
#*  Axtel S.A.B. de C.V....................................   751,020     122,747
    Banco del Bajio SA.....................................     5,099      10,006
    Banco Santander Mexico SA Institucion de Banca
      Multiple Grupo Financiero Santand, ADR...............    62,571     392,946
    Banco Santander Mexico SA Institucion de Banca
      Multiple Grupo Financiero Santand, Class B...........   294,160     368,257
*   Bio Pappel S.A.B. de C.V...............................    22,232      22,852
    Bolsa Mexicana de Valores S.A.B. de C.V................   197,277     297,373
*   Cemex S.A.B. de C.V.................................... 2,683,827   1,345,002
*   Cemex S.A.B. de C.V., Sponsored ADR....................    53,506     269,670
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR..........     6,300     359,037
    Consorcio ARA S.A.B. de C.V............................   520,346     137,558
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
      ADR..................................................    10,406      63,997
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
      Class A. ............................................   248,143     152,331

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           Shares    Value>>
                                                          --------- ----------
 MEXICO -- (Continued)
     Corp. Actinver S.A.B. de C.V........................     9,800 $    6,272
 #   Corp. Inmobiliaria Vesta S.A.B. de C.V..............   337,624    411,367
 #   Corp. Moctezuma S.A.B. de C.V.......................    87,200    321,914
     Credito Real S.A.B. de C.V. SOFOM ER................   179,644    204,466
 *   Desarrolladora Homex S.A.B. de C.V..................   115,610      1,309
     El Puerto de Liverpool S.A.B. de C.V................    42,073    267,186
 #*  Elementia S.A.B. de C.V.............................    36,084     20,428
 #*  Empresas ICA S.A.B. de C.V..........................    72,400      1,086
 *   Financiera Independencia S.A.B. de C.V. SOFOM ENR...    21,447      3,062
 #   Fomento Economico Mexicano S.A.B. de C.V............   109,328    931,265
     Fomento Economico Mexicano S.A.B. de C.V.,
       Sponsored ADR.....................................    12,078  1,027,475
 #   Gentera S.A.B. de C.V...............................   826,409    669,646
     Gruma S.A.B. de C.V., Class B.......................   110,234  1,153,175
 *   Grupo Aeromexico S.A.B. de C.V......................   137,564    151,628
     Grupo Aeroportuario del Centro Norte S.A.B.
       de C.V............................................   210,376  1,101,838
     Grupo Aeroportuario del Pacifico S.A.B. de
       C.V., ADR.........................................     7,415    614,555
 #   Grupo Aeroportuario del Pacifico S.A.B. de C.V.,
       Class B...........................................    90,282    750,852
 #   Grupo Aeroportuario del Sureste S.A.B. de C.V.,
       ADR...............................................     4,576    755,131
     Grupo Aeroportuario del Sureste S.A.B. de C.V.,
       Class B...........................................    14,680    242,178
 #   Grupo Bimbo S.A.B. de C.V...........................   435,753    814,734
     Grupo Carso S.A.B. de C.V...........................   154,843    453,478
     Grupo Cementos de Chihuahua S.A.B. de C.V...........    76,327    413,325
     Grupo Comercial Chedraui S.A. de C.V................   233,277    411,930
 #   Grupo Elektra S.A.B. de C.V.........................    27,583  1,167,779
 *   Grupo Famsa S.A.B. de C.V., Class A.................   138,137     68,547
     Grupo Financiero Banorte S.A.B. de C.V..............   514,028  2,833,911
     Grupo Financiero Inbursa S.A.B. de C.V..............   505,990    659,351
 #*  Grupo GICSA SAB de CV...............................   209,490     81,163
     Grupo Herdez S.A.B. de C.V..........................   254,639    471,966
 *   Grupo Hotelero Santa Fe S.A.B. de C.V...............    21,807      9,673
     Grupo Industrial Saltillo S.A.B. de C.V.............    81,706     98,144
     Grupo KUO S.A.B. de C.V.............................    28,600     67,581
 #   Grupo Lala S.A.B. de C.V............................   226,079    198,664
     Grupo Mexico S.A.B. de C.V.......................... 1,442,882  3,327,829
 *   Grupo Pochteca S.A.B. de C.V........................    35,990     11,508
 #   Grupo Rotoplas S.A.B. de C.V........................    59,409     57,908
     Grupo Sanborns S.A.B. de C.V........................   147,588    134,196
 *   Grupo Simec S.A.B. de C.V...........................    45,467    123,442
 *   Grupo Simec S.A.B. de C.V., Sponsored ADR...........     2,821     22,935
 *   Grupo Sports World S.A.B. de C.V....................    42,700     42,041
     Grupo Televisa S.A.B................................   747,648  2,153,515
     Grupo Televisa S.A.B., Sponsored ADR................    15,502    222,919
 *   Hoteles City Express S.A.B. de C.V..................   234,521    259,767
 #*  Impulsora del Desarrollo y el Empleo en America
       Latina S.A.B. de C.V .............................   188,521    312,759
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR....     2,601    114,080
     Industrias Bachoco S.A.B. de C.V....................    93,519    342,019
 *   Industrias CH S.A.B. de C.V.........................   109,095    391,949
     Industrias Penoles S.A.B. de C.V....................    64,391    906,592
     Infraestructura Energetica Nova S.A.B. de C.V.......   181,739    708,678
     Kimberly-Clark de Mexico S.A.B. de C.V., Class A....   687,660    990,871
 *   La Comer S.A.B. de C.V..............................   411,045    428,989
 *   Maxcom Telecomunicaciones S.A.B. de C.V.............     3,390        985
     Megacable Holdings S.A.B. de C.V....................   215,913    959,920
     Mexichem S.A.B. de C.V..............................   570,872  1,493,135
 #*  Minera Frisco S.A.B. de C.V., Class A1..............   277,464     86,600
     Nemak S.A.B. de C.V.................................   519,618    375,262
     Organizacion Cultiba S.A.B. de C.V..................    24,314     19,941
 *   Organizacion Soriana S.A.B. de C.V., Class B........   234,363    305,973
     Promotora y Operadora de Infraestructura S.A.B.
       de C.V............................................    89,023    808,354

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares     Value>>
                                                              --------- -----------
MEXICO -- (Continued)
    Promotora y Operadora de Infraestructura S.A.B. de C.V...     7,687 $    52,790
    Qualitas Controladora S.A.B. de C.V......................    87,577     176,118
    Rassini S.A.B. de C.V....................................    37,047     123,416
    Rassini S.A.B. de C.V., Class A..........................    58,580      93,292
    Regional S.A.B. de C.V...................................   167,956     827,409
#*  Telesites S.A.B. de C.V..................................   350,623     217,141
    TV Azteca S.A.B. de C.V..................................   760,843      82,402
#   Unifin Financiera S.A.B. de C.V. SOFOM ENR...............    60,615     113,601
    Vitro S.A.B. de C.V......................................    82,421     198,817
#   Wal-Mart de Mexico S.A.B. de C.V......................... 1,026,541   2,624,816
                                                                        -----------
TOTAL MEXICO.................................................            48,249,548
                                                                        -----------
PERU -- (0.3%)
    Cementos Pacasmayo SAA, ADR..............................     6,089      62,716
    Cia de Minas Buenaventura SAA, ADR.......................    15,794     218,589
    Credicorp, Ltd...........................................    15,039   3,394,453
*   Fossal SAA, ADR..........................................       455         204
*   Grana y Montero SAA, Sponsored ADR.......................    13,427      42,295
                                                                        -----------
TOTAL PERU...................................................             3,718,257
                                                                        -----------
PHILIPPINES -- (1.2%)
    8990 Holdings, Inc.......................................    86,900      11,511
    Aboitiz Equity Ventures, Inc.............................   403,650     355,094
    Aboitiz Power Corp.......................................   427,900     269,666
*   AgriNurture, Inc.........................................    51,400      17,098
*   Apex Mining Co., Inc..................................... 1,427,000      48,632
*   Atlas Consolidated Mining & Development Corp.............   168,700       9,157
    Ayala Corp...............................................    90,066   1,550,506
    Ayala Land, Inc.......................................... 1,306,760     969,621
    Bank of the Philippine Islands...........................   189,445     291,284
    BDO Unibank, Inc.........................................   260,348     596,361
    Cebu Air, Inc............................................   178,860     213,790
*   CEMEX Holdings Philippines, Inc.......................... 1,226,000      48,606
    Century Pacific Food, Inc................................   456,000     113,918
    Century Properties Group, Inc............................   500,000       3,874
    China Banking Corp.......................................   288,237     150,850
    Cirtek Holdings Philippines Corp.........................   107,000      78,105
    Cosco Capital, Inc....................................... 1,269,800     160,765
    D&L Industries, Inc...................................... 1,183,400     252,136
    DMCI Holdings, Inc....................................... 2,010,850     482,926
*   DoubleDragon Properties Corp.............................   296,390     106,566
    Eagle Cement Corp........................................   182,000      51,709
*   East West Banking Corp...................................   445,150      94,211
*   EEI Corp.................................................   232,900      38,610
*   Empire East Land Holdings, Inc........................... 1,223,000      11,893
*   Energy Development Corp.................................. 1,149,319     147,586
    Filinvest Land, Inc...................................... 6,273,000     164,240
    First Gen Corp...........................................   760,100     222,214
    First Philippine Holdings Corp...........................   182,270     217,097
*   Global Ferronickel Holdings, Inc.........................   769,529      26,163
    Globe Telecom, Inc.......................................    11,340     443,083
    GT Capital Holdings, Inc.................................    21,780     309,548
    Integrated Micro-Electronics, Inc........................   339,960      68,425
    JG Summit Holdings, Inc..................................   547,520     484,837
    Jollibee Foods Corp......................................   101,720     525,294
*   Lepanto Consolidated Mining Co........................... 1,834,182       3,800
    Lopez Holdings Corp...................................... 1,580,700     125,033
    MacroAsia Corp...........................................    81,150      26,112

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
PHILIPPINES -- (Continued)
    Manila Electric Co.....................................    52,430 $   360,889
    Manila Water Co., Inc..................................   615,600     287,957
    Max's Group, Inc.......................................   216,700      43,584
    Megawide Construction Corp.............................   599,274     201,257
    Megaworld Corp......................................... 3,773,900     311,368
    Metro Pacific Investments Corp......................... 5,106,200     458,672
    Metro Retail Stores Group, Inc.........................   714,000      29,690
    Metropolitan Bank & Trust Co...........................   116,103     142,438
    Nickel Asia Corp....................................... 1,391,400      66,098
    Pepsi-Cola Products Philippines, Inc...................   737,300      22,817
    Petron Corp............................................ 1,360,500     205,922
    Philex Mining Corp.....................................   199,300      12,957
*   Philippine National Bank...............................   253,342     187,714
    Philippine Stock Exchange, Inc. (The)..................     5,304      18,346
    Phinma Energy Corp.....................................   675,000      12,126
    Phoenix Petroleum Philippines, Inc.....................   189,140      38,941
    Pilipinas Shell Petroleum Corp.........................   171,390     155,828
    PLDT, Inc., Sponsored ADR..............................    11,344     288,364
    PLDT, Inc..............................................    25,530     658,854
*   Prime Orion Philippines, Inc...........................   262,000      11,189
    Puregold Price Club, Inc...............................   395,030     300,084
*   PXP Energy Corp........................................    76,500      25,579
    RFM Corp...............................................   532,000      47,662
    Rizal Commercial Banking Corp..........................   297,556     161,494
    Robinsons Land Corp.................................... 1,152,866     453,168
    Robinsons Retail Holdings, Inc.........................   175,350     248,536
    San Miguel Food and Beverage, Inc......................    94,470     150,188
    Security Bank Corp.....................................    80,756     218,239
    Semirara Mining & Power Corp...........................   525,280     274,720
    SM Investments Corp....................................    28,575     481,708
    SM Prime Holdings, Inc.................................   955,712     604,223
    SSI Group, Inc.........................................   711,000      35,930
    STI Education Systems Holdings, Inc.................... 1,881,000      23,923
*   Top Frontier Investment Holdings, Inc..................    10,142      53,105
    Union Bank Of Philippines..............................   135,942     169,862
    Universal Robina Corp..................................   315,640     767,798
    Vista Land & Lifescapes, Inc........................... 3,386,500     334,613
    Wilcon Depot, Inc......................................   285,300      60,360
*   Xurpas, Inc............................................    85,100       2,452
                                                                      -----------
TOTAL PHILIPPINES..........................................            16,618,976
                                                                      -----------
POLAND -- (1.7%)
    Agora SA...............................................    20,446      49,499
*   Alior Bank SA..........................................    41,514     623,158
    Alumetal SA............................................       814       9,156
    Amica SA...............................................     2,335      64,467
#*  AmRest Holdings SE.....................................    21,320     220,187
    Apator SA..............................................     5,949      36,922
    Asseco Poland SA.......................................    53,822     677,218
    Bank Handlowy w Warszawie SA...........................     8,747     159,533
*   Bank Millennium SA.....................................   229,932     529,302
    Bank Pekao SA..........................................    17,326     472,346
*   Bioton SA..............................................    23,777      38,834
*   Boryszew SA............................................    87,985     109,663
    Budimex SA.............................................     5,973     192,894
    CCC SA.................................................    11,877     516,586
*   CD Projekt SA..........................................    37,138   1,528,849
    Ciech SA...............................................    23,153     255,982
    ComArch SA.............................................       236      10,357

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
POLAND -- (Continued)
*   Cyfrowy Polsat SA......................................  81,689 $   469,723
*   Dino Polska SA.........................................  15,010     329,829
    Elektrobudowa SA.......................................      39         371
*   Enea SA................................................ 152,494     319,301
*   Energa SA..............................................  74,286     150,817
#   Eurocash SA............................................  42,724     227,230
*   Fabryki Mebli Forte SA.................................   8,318      54,335
    Famur SA...............................................  91,358     132,693
    Firma Oponiarska Debica SA.............................   1,289      35,661
*   Getin Holding SA....................................... 243,123      15,847
*   Getin Noble Bank SA.................................... 290,102      40,812
    Globe Trade Centre SA..................................  55,161     115,645
#   Grupa Azoty SA.........................................  18,334     123,646
    Grupa Azoty Zaklady Chemiczne Police SA................   3,091      10,368
    Grupa Kety SA..........................................   6,904     613,388
    Grupa Lotos SA.........................................  62,514   1,127,202
*   Impexmetal SA..........................................  60,302      48,993
#   ING Bank Slaski SA.....................................   6,365     269,916
    Inter Cars SA..........................................   3,017     188,737
*   Jastrzebska Spolka Weglowa SA..........................  28,438     546,721
    Kernel Holding SA......................................  38,613     494,375
*   KGHM Polska Miedz SA...................................  76,057   1,719,499
    KRUK SA................................................   8,067     387,647
    LC Corp. SA............................................ 173,386     108,406
    LPP SA.................................................     330     674,664
*   Lubelski Wegiel Bogdanka SA............................   5,264      73,786
    mBank SA...............................................   4,287     416,902
*   Netia SA...............................................  82,111     100,316
    Neuca SA...............................................   1,790     107,284
*   Orange Polska SA....................................... 295,444     333,904
    Orbis SA...............................................   5,719     100,276
    Pfleiderer Group SA....................................   1,270       9,393
*   PGE Polska Grupa Energetyczna SA....................... 238,860     653,574
*   PKP Cargo SA...........................................  12,474     130,819
*   Polnord SA.............................................  24,222      58,621
    Polski Koncern Naftowy Orlen S.A....................... 132,521   3,186,786
*   Polskie Gornictwo Naftowe i Gazownictwo SA............. 373,045     608,540
    Powszechna Kasa Oszczednosci Bank Polski SA............  82,471     856,495
    Powszechny Zaklad Ubezpieczen SA....................... 132,351   1,348,786
*   Rafako SA..............................................  30,429      15,840
    Santander Bank Polska SA...............................   4,533     401,652
    Stalexport Autostrady SA...............................  33,272      28,382
    Stalprodukt SA.........................................     658      63,258
*   Tauron Polska Energia SA............................... 613,234     284,442
*   Vistula Group SA.......................................  66,383      67,374
    Warsaw Stock Exchange..................................  11,916     119,905
    Wawel SA...............................................     227      47,335
    Zespol Elektrowni Patnow Adamow Konin SA...............   2,460       4,471
                                                                    -----------
TOTAL POLAND...............................................          22,718,920
                                                                    -----------
RUSSIA -- (1.5%)
    Etalon Group P.L.C., GDR...............................  52,035     119,319
    Etalon Group P.L.C., GDR...............................   4,553      10,495
    Gazprom PJSC, Sponsored ADR............................ 220,702   1,043,586
    Gazprom PJSC, Sponsored ADR............................  56,562     265,841
    Globaltrans Investment P.L.C., GDR.....................  13,798     134,874
    Globaltrans Investment P.L.C., GDR.....................  10,105      99,029
*   Lenta, Ltd., GDR.......................................  87,213     312,223
*   Lenta, Ltd., GDR.......................................   9,815      35,138

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
RUSSIA -- (Continued)
    Lukoil PJSC, Sponsored ADR(BYZF386)....................  23,212 $ 1,732,544
    Lukoil PJSC, Sponsored ADR(BYZDW2900)..................  20,281   1,512,129
    Magnitogorsk Iron & Steel Works PJSC, GDR..............  47,794     448,008
*   Mail.Ru Group, Ltd., GDR...............................   1,271      33,687
*   Mail.Ru Group, Ltd., GDR...............................   6,985     186,080
*   Mechel PJSC, Sponsored ADR.............................  29,036      79,559
    MMC Norilsk Nickel PJSC, ADR...........................   7,018     116,148
    MMC Norilsk Nickel PJSC, ADR...........................  63,265   1,047,431
    Novatek PJSC, GDR......................................   4,915     833,093
    Novolipetsk Steel PJSC, GDR............................  21,109     508,286
    Novolipetsk Steel PJSC, GDR............................     648      15,656
    O'Key Group SA, GDR....................................   6,334       9,945
    PhosAgro PJSC, GDR.....................................  24,221     316,489
    PhosAgro PJSC, GDR.....................................   2,510      32,881
    Ros Agro P.L.C., GDR...................................     818       8,244
    Ros Agro P.L.C., GDR...................................   7,900      79,632
    Rosneft Oil Co. PJSC, GDR..............................  86,008     604,636
    Rosneft Oil Co. PJSC, GDR.............................. 126,625     887,168
    Rostelecom PJSC, Sponsored ADR.........................  10,005      65,633
    Rostelecom PJSC, Sponsored ADR.........................  19,115     121,347
    RusHydro PJSC, ADR..................................... 287,723     224,806
    Sberbank of Russia PJSC, Sponsored ADR................. 205,157   2,413,965
    Sberbank of Russia PJSC, Sponsored ADR................. 240,591   2,812,509
    Severstal PJSC, GDR....................................  34,964     542,743
    Severstal PJSC, GDR....................................  11,396     176,752
    Tatneft PJSC, Sponsored ADR............................  14,051     986,253
    Tatneft PJSC, Sponsored ADR............................   5,751     408,321
    TMK PJSC, GDR..........................................  18,979      72,120
    TMK PJSC, GDR..........................................  13,562      51,366
    VEON, Ltd., ADR........................................ 162,025     455,290
    VTB Bank PJSC, GDR..................................... 171,074     215,371
    VTB Bank PJSC, GDR..................................... 338,468     426,470
    X5 Retail Group NV, GDR................................  24,211     568,396
    X5 Retail Group NV, GDR................................   8,826     207,411
                                                                    -----------
TOTAL RUSSIA...............................................          20,220,874
                                                                    -----------
SINGAPORE -- (0.0%)
*   Pacc Offshore Services Holdings, Ltd...................  84,898      13,860
                                                                    -----------
SOUTH AFRICA -- (6.8%)
    Absa Group, Ltd........................................ 344,795   3,483,907
    Adcock Ingram Holdings, Ltd............................  22,315      86,994
*   Adcorp Holdings, Ltd...................................  61,325      84,847
    Advtech, Ltd........................................... 294,623     285,226
    AECI, Ltd..............................................  85,439     549,839
    African Oxygen, Ltd....................................  57,282     113,274
*   African Phoenix Investments, Ltd....................... 282,387       9,331
    African Rainbow Minerals, Ltd..........................  83,223     704,639
    Afrimat, Ltd...........................................  46,480      84,987
    Alexander Forbes Group Holdings, Ltd................... 202,587      71,360
*   Allied Electronics Corp., Ltd., Class A................  18,608      22,149
    Alviva Holdings, Ltd...................................  81,663      97,495
    Anglo American Platinum, Ltd...........................  17,744     577,696
    AngloGold Ashanti, Ltd., Sponsored ADR................. 320,438   3,015,322
*   ArcelorMittal South Africa, Ltd........................ 164,858      42,542
#*  Ascendis Health, Ltd................................... 107,869      55,552
    Assore, Ltd............................................  19,814     415,200
    Astral Foods, Ltd......................................  35,227     473,808
*   Attacq, Ltd............................................ 250,910     247,528

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SOUTH AFRICA -- (Continued)
*   Aveng, Ltd............................................. 3,030,115 $   10,288
    AVI, Ltd...............................................   180,140  1,221,473
    Barloworld, Ltd........................................   156,320  1,274,141
    Bid Corp., Ltd.........................................   119,206  2,231,990
    Bidvest Group, Ltd. (The)..............................   204,199  2,548,333
    Blue Label Telecoms, Ltd...............................   273,933     96,280
*   Brait SE...............................................   163,021    408,034
#   Capitec Bank Holdings, Ltd.............................    17,442  1,171,749
    Cashbuild, Ltd.........................................    20,198    368,660
    Caxton and CTP Publishers and Printers, Ltd............    26,485     17,921
    City Lodge Hotels, Ltd.................................    27,638    245,221
    Clicks Group, Ltd......................................   136,239  1,735,493
    Clover Industries, Ltd.................................   105,643    117,625
*   Consolidated Infrastructure Group, Ltd.................    60,169     13,797
    Coronation Fund Managers, Ltd..........................   136,564    454,929
#*  Curro Holdings, Ltd....................................    65,841    106,966
    DataTec, Ltd...........................................   183,958    291,489
#   Dis-Chem Pharmacies, Ltd...............................    47,395     92,866
    Discovery, Ltd.........................................   108,931  1,169,080
    DRDGOLD, Ltd., Sponsored ADR...........................     1,600      4,016
    DRDGOLD, Ltd...........................................   216,155     54,636
*   enX Group, Ltd.........................................    10,265      9,056
    EOH Holdings, Ltd......................................    74,757    166,885
    Exxaro Resources, Ltd..................................   130,516  1,334,900
*   Famous Brands, Ltd.....................................    51,937    369,578
    FirstRand, Ltd......................................... 1,315,596  5,746,078
    Foschini Group, Ltd. (The).............................   125,067  1,369,136
    Gold Fields, Ltd.......................................    29,233     77,285
#   Gold Fields, Ltd., Sponsored ADR.......................   521,793  1,387,969
    Grand Parade Investments, Ltd..........................   131,391     19,769
*   Grindrod Shipping Holdings, Ltd........................     8,149     53,264
*   Grindrod, Ltd..........................................   298,451    134,225
*   Group Five, Ltd........................................    72,783      5,486
    Harmony Gold Mining Co., Ltd...........................   121,766    227,323
#   Harmony Gold Mining Co., Ltd., Sponsored ADR...........   152,302    280,236
*   Howden Africa Holdings, Ltd............................     3,943     11,229
    Hudaco Industries, Ltd.................................    23,402    222,627
    Hulamin, Ltd...........................................    71,054     23,794
*   Impala Platinum Holdings, Ltd..........................   330,388    607,113
    Imperial Holdings, Ltd.................................   108,653  1,205,569
    Investec, Ltd..........................................    88,154    547,264
    Invicta Holdings, Ltd..................................    17,919     40,633
    Italtile, Ltd..........................................    49,596     43,564
    JSE, Ltd...............................................    69,431    771,410
    KAP Industrial Holdings, Ltd...........................   779,508    411,736
    Kumba Iron Ore, Ltd....................................    37,443    734,135
    Lewis Group, Ltd.......................................    66,807    142,367
    Liberty Holdings, Ltd..................................    99,418    729,269
    Long4Life, Ltd.........................................   229,488     69,811
    Massmart Holdings, Ltd.................................    77,310    502,103
    Merafe Resources, Ltd..................................   704,578     74,602
    Metair Investments, Ltd................................   111,669    109,880
    Metrofile Holdings, Ltd................................    76,015     13,309
    MiX Telematics, Ltd., Sponsored ADR....................     8,700    133,632
*   MMI Holdings, Ltd......................................   729,985    885,187
    Mondi, Ltd.............................................    68,391  1,636,843
    Mpact, Ltd.............................................   120,100    169,299
    Mr. Price Group, Ltd...................................    91,796  1,437,269
    Murray & Roberts Holdings, Ltd.........................   245,552    282,564

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH AFRICA -- (Continued)
*   Nampak, Ltd............................................   431,250 $   435,093
    Naspers, Ltd., Class N.................................    38,589   6,768,543
    Nedbank Group, Ltd.....................................    90,321   1,526,890
    NEPI Rockcastle P.L.C..................................    80,560     695,920
*   Northam Platinum, Ltd..................................   217,364     573,280
    Novus Holdings, Ltd....................................    10,396       3,166
    Oceana Group, Ltd......................................    35,385     208,851
    Omnia Holdings, Ltd....................................    45,056     354,989
    Peregrine Holdings, Ltd................................   166,460     231,341
    Pick n Pay Stores, Ltd.................................   206,862     956,095
    Pioneer Foods Group, Ltd...............................    60,192     330,742
*   PPC, Ltd............................................... 1,097,019     442,431
#   PSG Group, Ltd.........................................    58,025     865,303
    Raubex Group, Ltd......................................   103,405     132,827
    RCL Foods, Ltd.........................................    19,226      21,838
    Reunert, Ltd...........................................   117,278     633,621
#   Rhodes Food Group Pty, Ltd.............................    55,653      60,309
*   Royal Bafokeng Platinum, Ltd...........................    40,725      73,809
    Sanlam, Ltd............................................   766,579   3,859,970
    Santam, Ltd............................................    29,470     617,736
    Sappi, Ltd.............................................   331,839   1,864,452
    Sasol, Ltd.............................................    11,323     370,035
    Sasol, Ltd., Sponsored ADR.............................   139,228   4,527,695
    Shoprite Holdings, Ltd.................................   189,150   2,309,177
*   Sibanye Gold, Ltd......................................   652,586     454,004
*   Sibanye Gold, Ltd., Sponsored ADR......................   146,127     412,079
#   SPAR Group, Ltd. (The).................................   137,815   1,643,266
    Spur Corp., Ltd........................................    43,547      69,470
#*  Stadio Holdings, Ltd...................................    55,206      14,944
    Standard Bank Group, Ltd...............................   474,450   5,256,534
#*  Steinhoff International Holdings NV....................   643,070      78,231
*   Super Group, Ltd.......................................   267,571     725,085
    Telkom SA SOC, Ltd.....................................   192,751     701,542
    Tiger Brands, Ltd......................................    76,459   1,369,518
    Tongaat Hulett, Ltd....................................    82,116     316,208
    Transaction Capital, Ltd...............................   116,129     139,826
    Trencor, Ltd...........................................   107,914     222,789
    Truworths International, Ltd...........................   278,373   1,524,858
    Vodacom Group, Ltd.....................................   185,510   1,564,360
    Wilson Bayly Holmes-Ovcon, Ltd.........................    33,634     348,911
    Woolworths Holdings, Ltd...............................   569,176   1,965,648
                                                                      -----------
TOTAL SOUTH AFRICA.........................................            90,714,468
                                                                      -----------
SOUTH KOREA -- (16.3%)
*   3S Korea Co., Ltd......................................     8,243      14,927
    ABco Electronics Co., Ltd..............................     3,678      17,677
#*  Able C&C Co., Ltd......................................     4,925      38,357
    ABOV Semiconductor Co., Ltd............................     5,668      20,294
#*  Ace Technologies Corp..................................     7,562      23,763
*   Actoz Soft Co., Ltd....................................     1,963      15,259
    Advanced Nano Products Co., Ltd........................     1,159      12,077
*   Advanced Process Systems Corp..........................       428       9,547
    Aekyung Petrochemical Co., Ltd.........................    10,586      76,581
    AfreecaTV Co., Ltd.....................................     5,664     172,602
*   Agabang&Company........................................    10,261      30,676
    Ahn-Gook Pharmaceutical Co., Ltd.......................     3,399      31,598
    Ahnlab, Inc............................................     1,337      47,816
*   AIBIT Co., Ltd.........................................    14,873      13,320
    AJ Networks Co., Ltd...................................    12,026      48,175

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  SOUTH KOREA -- (Continued)
  #*  AJ Rent A Car Co., Ltd.................................  11,281 $106,370
  *   Ajin Industrial Co., Ltd...............................   6,328    9,116
      AK Holdings, Inc.......................................   3,176  124,693
      ALUKO Co., Ltd.........................................  21,440   49,420
  *   Aminologics Co., Ltd...................................  18,012   26,917
      Amorepacific Corp......................................   4,231  571,657
      AMOREPACIFIC Group.....................................   8,462  463,806
  *   Amotech Co., Ltd.......................................   5,009   89,610
  #*  Anam Electronics Co., Ltd..............................   6,840   13,983
  *   Ananti, Inc............................................   6,633   50,162
      Anapass, Inc...........................................   2,913   42,381
  *   Aprogen Healthcare & Games, Inc........................  25,054   23,399
  *   Aprogen KIC, Inc.......................................   2,120   15,140
  *   APS Holdings Corp......................................  11,595   41,134
      Asia Cement Co., Ltd...................................     944   92,453
      ASIA Holdings Co., Ltd.................................     649   65,832
      Asia Paper Manufacturing Co., Ltd......................   3,151  100,475
  *   Asiana Airlines, Inc...................................  70,735  227,213
      Atinum Investment Co., Ltd.............................  15,043   24,643
      AUK Corp...............................................  21,315   36,538
      Aurora World Corp......................................   2,940   20,575
      Austem Co., Ltd........................................   6,457   22,068
  #   Autech Corp............................................   8,440   68,587
  *   Avaco Co., Ltd.........................................   3,893   18,197
      Baiksan Co., Ltd.......................................   6,975   30,851
  #*  Barun Electronics Co., Ltd.............................  17,795    9,624
      Bcworld Pharm Co., Ltd.................................   1,296   25,117
      BGF Co., Ltd...........................................  26,989  176,931
      BGF retail Co., Ltd....................................   2,013  297,799
  *   BH Co., Ltd............................................  12,339  173,739
  *   Binex Co., Ltd.........................................   2,852   23,936
      Binggrae Co., Ltd......................................   2,255  140,375
  *   BioSmart Co., Ltd......................................   5,234   15,473
  #*  Biovill Co., Ltd.......................................  12,806   21,847
  #*  BIT Computer Co., Ltd..................................   4,083   16,829
      Bixolon Co., Ltd.......................................   2,642   14,546
      Bluecom Co., Ltd.......................................   6,343   21,969
      BNK Financial Group, Inc............................... 112,441  751,018
      Boditech Med, Inc......................................   3,424   37,349
  #   BoKwang Industry Co., Ltd..............................   7,220   22,072
  #   Bolak Co., Ltd.........................................   8,270   15,774
      Bookook Securities Co., Ltd............................   2,445   47,176
  #*  Boryung Medience Co., Ltd..............................   1,719   12,456
  *   Bosung Power Technology Co., Ltd.......................  12,851   24,422
  *   Brain Contents Co., Ltd................................  27,608   19,864
  *   Bubang Co., Ltd........................................  14,306   23,581
      Busan City Gas Co., Ltd................................   1,506   47,050
      BYC Co., Ltd...........................................     105   21,555
  *   BYON Co., Ltd..........................................   9,624   15,211
      Byucksan Corp..........................................  20,100   41,807
  *   CammSys Corp...........................................  39,805   52,473
      Capro Corp.............................................  18,922   71,673
      Caregen Co., Ltd.......................................   1,154   72,030
      Cell Biotech Co., Ltd..................................   1,949   42,774
  *   Celltrion Pharm, Inc...................................   1,871   88,011
      Changhae Ethanol Co., Ltd..............................   3,987   41,744
  *   Charm Engineering Co., Ltd.............................  29,767   42,356
      Cheil Worldwide, Inc...................................  14,488  289,099
  *   Chemtronics Co., Ltd...................................   3,054   13,231

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 #   Cheryong Electric Co., Ltd.............................  2,732 $   17,085
     Chinyang Holdings Corp. ............................... 14,183     27,571
 *   Choa Pharmaceutical Co.................................  4,050     15,110
     Chokwang Paint, Ltd....................................  4,183     22,098
     Chong Kun Dang Pharmaceutical Corp.....................  2,567    196,155
     Chongkundang Holdings Corp.............................  1,579     77,926
     Choong Ang Vaccine Laboratory..........................  2,018     33,837
 *   Chorokbaem Media Co., Ltd.............................. 12,910     17,312
     Chosun Refractories Co., Ltd...........................    128      9,169
     Chungdahm Learning, Inc................................  3,558     63,557
     CJ CGV Co., Ltd........................................  7,018    249,556
     CJ CheilJedang Corp....................................  4,758  1,357,219
     CJ Corp................................................  8,656    832,363
     CJ ENM Co., Ltd........................................  1,599    318,148
     CJ Freshway Corp.......................................  3,084     63,603
     CJ Hello Co., Ltd...................................... 15,905    127,438
 #*  CJ Logistics Corp......................................  3,076    429,111
 *   CJ Seafood Corp........................................  9,592     18,364
     CKD Bio Corp...........................................  2,712     43,402
     Clean & Science Co., Ltd...............................  2,765     32,236
 #*  CODI-M Co., Ltd........................................ 16,364     12,742
     Com2uSCorp.............................................  2,779    314,422
     Commax Co., Ltd........................................  3,397     11,043
     Coreana Cosmetics Co., Ltd.............................  6,531     23,976
     Cosmax BTI, Inc........................................  1,889     31,707
 #   Cosmax, Inc............................................  2,100    213,353
     Cosmecca Korea Co., Ltd................................    752     16,715
 *   CosmoAM&T Co., Ltd.....................................  4,130     63,299
 #*  Cosmochemical Co., Ltd.................................  5,873     74,430
 *   COSON Co., Ltd.........................................  1,962     16,493
     Coway Co., Ltd......................................... 13,565    837,077
     COWELL FASHION Co., Ltd................................ 17,951     76,416
     Crown Confectionery Co., Ltd...........................  1,598     13,188
     CROWNHAITAI Holdings Co., Ltd..........................  4,773     41,335
 #*  CrucialTec Co., Ltd.................................... 22,542     29,736
     CS Wind Corp...........................................    913     24,281
 *   CTC BIO, Inc...........................................  1,736     12,796
 #*  CTGen Co., Ltd.........................................  9,318     24,296
     Cuckoo Holdings Co., Ltd...............................    421     45,003
 *   Cuckoo Homesys Co., Ltd................................    118     16,219
 *   Curo Co., Ltd.......................................... 32,241     14,392
 *   CUROCOM Co., Ltd....................................... 18,350     24,707
     Cymechs, Inc...........................................  5,294     38,844
     D.I Corp............................................... 12,993     39,887
     DA Technology Co., Ltd.................................  7,655     35,582
     Dae Dong Industrial Co., Ltd........................... 10,164     50,506
     Dae Han Flour Mills Co., Ltd...........................    692    103,516
     Dae Hwa Pharmaceutical Co., Ltd........................  2,575     45,692
     Dae Hyun Co., Ltd...................................... 11,147     18,630
 *   Dae Won Chemical Co., Ltd.............................. 18,773     23,794
     Dae Won Kang Up Co., Ltd............................... 13,768     39,236
 *   Dae Young Packaging Co., Ltd........................... 31,775     24,356
     Daea TI Co., Ltd....................................... 32,954    170,936
     Daechang Co., Ltd...................................... 38,643     30,482
     Daechang Forging Co., Ltd..............................    557     19,055
     Daeduck Electronics Co................................. 16,995    123,799
     Daeduck GDS Co., Ltd...................................  8,330     94,126
     Daegu Department Store.................................  3,040     23,764
     Daehan Steel Co., Ltd..................................  7,550     34,315

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     Dae-Il Corp............................................  8,181 $   40,647
 *   Daejoo Electronic Materials Co., Ltd...................  1,884     27,805
     Daekyo Co., Ltd........................................  8,911     54,030
     Daelim B&Co. Co., Ltd..................................  4,387     14,381
     Daelim C&S Co., Ltd....................................  3,529     30,891
     Daelim Industrial Co., Ltd............................. 11,615    777,600
 *   DAEMYUNG Corp. Co., Ltd................................  8,276     12,879
     Daeryuk Can Co., Ltd...................................  8,241     33,360
     Daesang Corp........................................... 13,136    260,862
 #   Daesang Holdings Co., Ltd..............................  8,544     54,494
     Daesung Energy Co., Ltd................................  2,270     10,784
 *   Daesung Industrial Co., Ltd............................  9,382     31,101
 *   Daewon Cable Co., Ltd.................................. 22,526     26,937
 *   Daewon Media Co., Ltd..................................  2,653     18,393
     Daewon Pharmaceutical Co., Ltd.........................  5,721     81,423
     Daewon San Up Co., Ltd.................................  5,449     27,359
 *   Daewoo Electronic Components Co., Ltd.................. 17,408     22,510
 *   Daewoo Engineering & Construction Co., Ltd............. 56,206    224,384
 *   Daewoo Shipbuilding & Marine Engineering Co., Ltd...... 20,996    543,818
     Daewoong Co., Ltd......................................  8,070     98,904
 #   Daewoong Pharmaceutical Co., Ltd.......................    776     96,597
     Daihan Pharmaceutical Co., Ltd.........................  2,228     84,229
     Daishin Securities Co., Ltd............................ 17,661    172,336
 *   Danal Co., Ltd......................................... 16,688     47,177
     Danawa Co., Ltd........................................  1,930     30,838
     Daou Data Corp......................................... 12,276     93,889
     Daou Technology, Inc................................... 18,850    332,619
 #*  Dasan Networks, Inc....................................  4,217     21,694
     Dawonsys Co., Ltd......................................  4,711     66,663
 #   Dayou Automotive Seat Technology Co., Ltd.............. 37,134     26,443
 *   Dayou Plus Co., Ltd.................................... 20,668     14,379
     DB Financial Investment Co., Ltd....................... 21,575     70,630
     DB HiTek Co., Ltd...................................... 25,265    253,154
     DB Insurance Co., Ltd.................................. 29,085  1,833,492
 *   DB, Inc................................................ 72,327     51,574
     DCM Corp...............................................  1,241     13,081
 *   Deutsch Motors, Inc....................................  7,028     31,167
     Development Advance Solution Co., Ltd..................  2,702     14,826
     DGB Financial Group, Inc............................... 72,939    603,295
 #   DHP Korea Co., Ltd.....................................  4,848     38,299
     Digital Chosun Co., Ltd................................ 13,524     19,295
     Digital Power Communications Co., Ltd.................. 18,794    111,076
 *   DIO Corp...............................................  4,269     97,622
     Display Tech Co., Ltd..................................    696      2,350
     DMS Co., Ltd........................................... 10,092     40,171
     DNF Co., Ltd...........................................  6,948     47,146
     Dong A Eltek Co., Ltd..................................  6,688     41,265
 *   Dong Ah Tire & Rubber Co., Ltd.........................  2,864     33,866
     Dong-A ST Co., Ltd.....................................    903     66,502
     Dong-Ah Geological Engineering Co., Ltd................  4,846     56,270
 *   Dongbu Corp............................................  3,827     23,587
 *   Dongbu Steel Co., Ltd..................................  2,546     15,963
     Dong-Il Corp...........................................    683     36,641
     Dongil Industries Co., Ltd.............................    730     38,445
     Dongjin Semichem Co., Ltd.............................. 21,378    163,099
     DongKook Pharmaceutical Co., Ltd.......................    969     47,161
     Dongkuk Industries Co., Ltd............................ 19,628     37,941
     Dongkuk Steel Mill Co., Ltd............................ 37,868    235,603
     Dongkuk Structures & Construction Co., Ltd............. 12,784     34,404

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  SOUTH KOREA -- (Continued)
  *   Dongnam Marine Crane Co., Ltd..........................   4,508 $  4,673
      Dongsuh Cos., Inc......................................   4,587   75,214
      DONGSUNG Corp..........................................  11,591   53,225
  *   Dongsung Finetec Co., Ltd..............................   5,363   32,511
      Dongwha Enterprise Co., Ltd............................   1,700   37,469
      Dongwha Pharm Co., Ltd.................................   9,743   77,788
      Dongwon Development Co., Ltd...........................  30,221   94,205
      Dongwon F&B Co., Ltd...................................     532  123,454
      Dongwon Industries Co., Ltd............................     774  164,515
      Dongwon Systems Corp...................................   2,734   64,012
      Dongyang E&P, Inc......................................   3,315   27,735
  *   Dongyang Steel Pipe Co., Ltd...........................  58,813   82,984
      Doosan Corp............................................   4,017  423,379
  *   Doosan Heavy Industries & Construction Co., Ltd........  41,738  403,311
      DoubleUGames Co., Ltd..................................   2,683  154,344
      Douzone Bizon Co., Ltd.................................  10,333  394,936
  *   Dragonfly GF Co., Ltd..................................   1,460    3,444
      DRB Holding Co., Ltd...................................   3,773   21,440
  #*  Dream Security Co., Ltd................................   5,015   12,675
      DSK Co., Ltd...........................................   3,398   22,208
      DSR Wire Corp..........................................   1,764    5,412
  #*  DST ROBOT Co., Ltd.....................................  21,742   19,140
      DTR Automotive Corp....................................   2,675   73,797
  *   Duk San Neolux Co., Ltd................................   2,327   25,351
  *   Duksan Hi-Metal Co., Ltd...............................   3,951   17,484
      DY Corp................................................   8,382   39,145
      DY POWER Corp..........................................   3,899   39,988
      e Tec E&C, Ltd.........................................   1,038   76,559
      E1 Corp................................................   2,312  123,026
      Eagon Holdings Co., Ltd................................  27,333   56,018
      Eagon Industrial, Ltd..................................   3,894   31,414
  #   Easy Bio, Inc..........................................  33,073  169,491
  *   EcoBio Holdings Co., Ltd...............................   2,985   11,991
  #*  Ecopro Co., Ltd........................................   8,198  285,585
      EG Corp................................................   3,137   25,608
  *   Ehwa Technologies Information Co., Ltd................. 252,404   53,611
      Elcomtec Co., Ltd......................................   9,977   14,123
  *   Elentec Co., Ltd.......................................   8,425   16,845
  #   e-LITECOM Co., Ltd.....................................   5,790   22,781
      E-MART, Inc............................................   4,971  894,271
  #*  EMKOREA Co., Ltd.......................................   8,717   26,837
  #   EM-Tech Co., Ltd.......................................   7,200   84,243
  *   EMW Co., Ltd...........................................   3,658    8,924
  *   Enerzent Co., Ltd......................................  18,802   29,502
      ENF Technology Co., Ltd................................   7,754   71,155
      Eo Technics Co., Ltd...................................   2,950  126,884
  *   Esmo Corp..............................................   2,734   16,386
      Estechpharma Co., Ltd..................................   2,989   22,087
  #   Eugene Corp............................................  28,810  133,069
  *   Eugene Investment & Securities Co., Ltd................  42,469   87,041
      Eugene Technology Co., Ltd.............................   7,654   86,895
  #*  Eusu Holdings Co., Ltd.................................   8,871   48,245
      EVERDIGM Corp..........................................   5,254   27,710
  *   Exem Co., Ltd..........................................   3,347    7,981
      Exicon Co., Ltd........................................   1,704    8,810
      F&F Co., Ltd...........................................   3,015  138,662
      Farmsco................................................   9,968   79,368
  *   FarmStory Co., Ltd.....................................  32,468   29,491
  *   Feelingk Co., Ltd......................................  20,694   33,746

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
 #   Feelux Co., Ltd........................................  12,210 $  119,258
     Fila Korea, Ltd........................................  27,125  1,004,560
     Fine Semitech Corp.....................................   7,015     25,417
 *   Fine Technix Co., Ltd..................................  10,892     12,968
 *   FN Republic Co., Ltd...................................   8,069     13,396
 *   FNC Entertainment Co., Ltd.............................   1,512      8,594
 *   Foosung Co., Ltd.......................................  25,877    199,759
     Fursys, Inc............................................   1,797     46,360
     Gabia, Inc.............................................   1,822     10,269
 *   Gamevil, Inc...........................................   1,808     81,475
     Gaon Cable Co., Ltd....................................   1,471     20,926
 *   Genic Co., Ltd.........................................   2,113     13,141
 *   Genie Music Corp.......................................   5,644     22,182
 *   Gigalane Co., Ltd......................................   6,685     13,157
     Global Standard Technology Co., Ltd....................   2,586     10,612
 #   GMB Korea Corp.........................................   4,841     24,391
 *   GNCO Co., Ltd..........................................  25,842     31,789
     GOLFZON Co., Ltd.......................................   2,400     68,996
     Golfzon Newdin Holdings Co., Ltd.......................  11,819     39,181
 *   Good People Co., Ltd...................................   5,076     18,160
     Green Cross Cell Corp..................................     524     24,290
     Green Cross Corp.......................................   1,073    112,995
     Green Cross Holdings Corp..............................   7,851    143,723
     GS Engineering & Construction Corp.....................  20,972    773,330
     GS Global Corp.........................................  24,687     52,640
     GS Holdings Corp.......................................  35,073  1,496,853
     GS Home Shopping, Inc..................................   1,552    264,955
     GS Retail Co., Ltd.....................................  10,155    320,767
 #*  G-SMATT GLOBAL Co., Ltd................................   4,752     42,650
     Gwangju Shinsegae Co., Ltd.............................     365     53,688
 *   GY Commerce Co., Ltd...................................   6,187     12,216
     HAESUNG DS Co., Ltd....................................   2,632     36,404
 #   Haimarrow Food Service Co., Ltd........................   8,573     16,814
     Haitai Confectionery & Foods Co., Ltd..................   2,525     20,890
     Halla Corp.............................................  12,823     42,925
     Halla Holdings Corp....................................   5,136    185,075
     Han Kuk Carbon Co., Ltd................................  12,535     74,944
     Hana Financial Group, Inc.............................. 107,893  3,634,431
 *   Hana Micron, Inc.......................................  11,094     35,679
 #   Hana Tour Service, Inc.................................   4,607    241,677
 *   Hanall Biopharma Co., Ltd..............................   3,829     80,200
     Hancom MDS, Inc........................................   2,533     31,754
     Hancom, Inc............................................   5,785     65,592
     Handok, Inc............................................   4,343     87,737
     Handsome Co., Ltd......................................   6,172    197,299
 *   Hanil Cement Co., Ltd..................................   1,072    110,511
     Hanil Holdings Co., Ltd................................     878     35,684
 *   Hanil Hyundai Cement Co., Ltd..........................     500     16,247
 *   Hanil Vacuum Co., Ltd..................................  25,230     26,532
 *   Hanjin Heavy Industries & Construction Co., Ltd........  45,833     71,452
 *   Hanjin Heavy Industries & Construction Holdings Co.,
       Ltd..................................................   6,254     15,842
 #   Hanjin Kal Corp........................................  28,133    478,802
     Hanjin Transportation Co., Ltd.........................   5,352    176,160
 *   Hankook Cosmetics Co., Ltd.............................   2,704     23,765
     Hankook Cosmetics Manufacturing Co., Ltd...............     456     12,864
     Hankook Shell Oil Co., Ltd.............................     457    138,358
     Hankook Tire Co., Ltd..................................  27,936  1,016,049
     Hankuk Paper Manufacturing Co., Ltd....................   2,272     31,013
     Hanmi Semiconductor Co., Ltd...........................  11,729     95,095

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  SOUTH KOREA -- (Continued)
      HanmiGlobal Co., Ltd...................................   3,314 $ 25,911
  #   Hanon Systems..........................................  45,925  442,949
      Hans Biomed Corp.......................................   1,476   31,619
  #   Hansae Co., Ltd........................................   7,477  122,001
      Hansae MK Co., Ltd.....................................   4,458   29,239
      Hansae Yes24 Holdings Co., Ltd.........................   8,326   64,786
      Hanshin Construction...................................   5,084   70,434
      Hanshin Machinery Co...................................  11,420   18,776
      Hansol Chemical Co., Ltd...............................   5,595  389,410
      Hansol Holdings Co., Ltd...............................  23,663   86,412
      Hansol HomeDeco Co., Ltd...............................  40,610   45,370
      Hansol Paper Co., Ltd..................................  11,350  174,187
  *   Hansol Technics Co., Ltd...............................   9,368   54,993
  #   Hanssem Co., Ltd.......................................   3,098  133,214
      Hanwha Chemical Corp...................................  54,525  776,468
  *   Hanwha Galleria Timeworld Co., Ltd.....................   1,061   23,835
      Hanwha General Insurance Co., Ltd......................  34,477  179,944
  *   Hanwha Investment & Securities Co., Ltd................  72,927  131,509
      Hanwha Life Insurance Co., Ltd......................... 184,705  728,342
      Hanyang Eng Co., Ltd...................................   5,243   55,029
      Hanyang Securities Co., Ltd............................   5,181   30,683
  #*  Harim Co., Ltd.........................................  28,296   60,808
      HB Technology Co., Ltd.................................  19,627   44,551
      HDC Hyundai Engineering Plastics Co., Ltd..............   9,569   37,235
      HDC I-Controls Co., Ltd................................   2,438   20,934
  #*  Heung-A Shipping Co., Ltd..............................  86,595   30,054
  *   Heungkuk Fire & Marine Insurance Co., Ltd..............  27,652  117,234
      High Tech Pharm Co., Ltd...............................   2,570   31,497
  *   HLB POWER Co., Ltd.....................................  17,741   14,691
  #*  HLB, Inc...............................................   4,330  332,605
      Home Center Holdings Co., Ltd..........................  14,926   15,233
  *   Homecast Co., Ltd......................................   6,699   33,381
      Hotel Shilla Co., Ltd..................................  10,306  649,521
      HS Industries Co., Ltd.................................  31,354  170,104
      HS R&A Co., Ltd........................................  24,330   38,328
  *   HSD Engine Co., Ltd....................................  10,450   40,388
      Huchems Fine Chemical Corp.............................  12,690  243,585
  *   Hugel, Inc.............................................     254   61,352
  *   Humax Co., Ltd.........................................  10,256   40,528
      Humedix Co., Ltd.......................................   1,672   38,378
      Huons Co., Ltd.........................................   2,142  127,651
      Huons Global Co., Ltd..................................   1,833   63,116
      Husteel Co., Ltd.......................................   2,394   23,708
      Huvis Corp.............................................   8,020   52,117
      Huvitz Co., Ltd........................................   3,233   23,979
      Hwa Shin Co., Ltd......................................  11,649   21,516
      Hwacheon Machine Tool Co., Ltd.........................     515   19,136
  *   Hwajin Co., Ltd........................................  13,178   35,386
      Hwangkum Steel & Technology Co., Ltd...................   5,147   34,033
      HwaSung Industrial Co., Ltd............................   4,660   53,527
  #   Hy-Lok Corp............................................   4,851   97,444
  *   Hyosung Advanced Materials Corp........................   1,594  147,028
  *   Hyosung Chemical Corp..................................   1,136  130,961
  #   Hyosung Corp...........................................   4,911  221,933
  *   Hyosung Heavy Industries Corp..........................   3,320  123,648
  *   Hyosung TNC Co., Ltd...................................   1,540  237,092
      Hyundai BNG Steel Co., Ltd.............................   4,392   35,310
  #*  Hyundai Construction Equipment Co., Ltd................   2,896  190,946
  #   Hyundai Corp. Holdings, Inc............................   3,086   45,829

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     Hyundai Corp...........................................  2,320 $   49,612
     Hyundai Department Store Co., Ltd......................  5,578    426,673
     Hyundai Development Co.-Engineering & Construction..... 39,018    578,863
     Hyundai Engineering & Construction Co., Ltd............ 29,936  1,209,780
     Hyundai Glovis Co., Ltd................................  7,011    704,011
     Hyundai Greenfood Co., Ltd............................. 28,121    305,181
 *   Hyundai Heavy Industries Co., Ltd......................  8,529    938,217
 *   Hyundai Heavy Industries Holdings Co., Ltd.............  4,475  1,406,239
     Hyundai Home Shopping Network Corp.....................  3,620    310,677
     Hyundai Hy Communications & Networks Co., Ltd.......... 24,414     90,191
     Hyundai Livart Furniture Co., Ltd......................  6,436    123,090
     Hyundai Marine & Fire Insurance Co., Ltd............... 36,849  1,355,743
 #*  Hyundai Merchant Marine Co., Ltd....................... 87,935    292,893
 #*  Hyundai Mipo Dockyard Co., Ltd.........................  3,971    329,358
     Hyundai Mobis Co., Ltd.................................  9,885  1,651,208
     Hyundai Motor Securities Co., Ltd...................... 10,101     75,893
 *   Hyundai Rotem Co., Ltd.................................  5,309    102,813
     Hyundai Steel Co....................................... 27,881  1,023,122
     Hyundai Telecommunication Co., Ltd.....................  2,596     22,032
     Hyundai Wia Corp....................................... 10,447    272,128
 #   HyVision System, Inc...................................  6,172     64,168
     i3system, Inc..........................................  1,104     16,410
     ICD Co., Ltd...........................................  8,052     50,369
 *   i-Components Co., Ltd..................................  1,634      8,560
     IDIS Holdings Co., Ltd.................................    748      7,555
 *   IHQ, Inc............................................... 38,673     48,707
     Iljin Diamond Co., Ltd.................................  1,011     16,397
     Iljin Display Co., Ltd................................. 16,601     53,521
     Iljin Electric Co., Ltd................................  9,122     24,178
 *   Iljin Holdings Co., Ltd................................ 12,691     31,145
 #   Iljin Materials Co., Ltd...............................  3,351    134,629
     Ilshin Spinning Co., Ltd...............................    744     62,462
 *   Ilyang Pharmaceutical Co., Ltd.........................  3,037     68,534
 *   IM Co., Ltd............................................ 27,135     27,170
     iMarketKorea, Inc...................................... 10,882     61,889
     InBody Co., Ltd........................................  4,099     76,031
 *   Incross Co., Ltd.......................................    620      9,380
     Industrial Bank of Korea............................... 90,903  1,187,057
 #*  Infinitt Healthcare Co., Ltd...........................  5,114     25,097
 *   Infraware, Inc.........................................  9,605     12,227
 *   INITECH Co., Ltd.......................................  6,800     30,962
 #*  InkTec Co., Ltd........................................  3,256      8,959
     Innocean Worldwide, Inc................................  2,511    127,879
 *   InnoWireless, Inc......................................  1,034     15,513
 *   Innox Advanced Materials Co., Ltd......................  3,319    116,191
 *   Inscobee, Inc.......................................... 12,164     65,552
 *   Insun ENT Co., Ltd..................................... 10,668     53,352
     Intelligent Digital Integrated Security Co., Ltd.......  2,551     43,447
 *   Interflex Co., Ltd.....................................  6,318     59,086
     Interojo Co., Ltd......................................  4,083     71,703
     Interpark Corp.........................................  4,000     17,140
     Interpark Holdings Corp................................ 25,238     47,006
     INTOPS Co., Ltd........................................  9,595     65,562
     INVENIA Co., Ltd.......................................  3,944     10,854
     Inzi Controls Co., Ltd.................................  5,217     19,082
     INZI Display Co., Ltd..................................  5,255      6,215
 *   Iones Co., Ltd.........................................  3,976     34,862
     IS Dongseo Co., Ltd....................................  9,489    258,902
     ISC Co., Ltd...........................................  4,634     37,122

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     i-SENS, Inc............................................   4,238 $   85,034
     ISU Chemical Co., Ltd..................................   7,276     61,653
     IsuPetasys Co., Ltd....................................  15,340     75,580
     It's Hanbul Co., Ltd...................................   1,333     28,896
     J.ESTINA Co., Ltd......................................   5,394     24,847
     Jahwa Electronics Co., Ltd.............................   5,727     73,571
     JASTECH, Ltd...........................................   5,041     27,110
 #*  Jayjun Cosmetic Co., Ltd...............................   9,047     91,087
     JB Financial Group Co., Ltd............................ 110,968    536,326
     JC Hyun System, Inc....................................   6,531     29,921
 *   Jcontentree Corp.......................................  29,305    117,649
     Jeju Air Co., Ltd......................................   2,880     77,979
 *   Jeju Semiconductor Corp................................   1,967      6,571
 *   Jeongsan Aikang Co., Ltd...............................   3,986      6,408
     Jinsung T.E.C..........................................   3,425     21,177
     JLS Co., Ltd...........................................   3,636     22,743
 *   JS Corp................................................   1,923     24,214
     Jusung Engineering Co., Ltd............................  13,017     78,690
     JVM Co., Ltd...........................................   1,224     34,533
     JW Life Science Corp...................................   2,303     44,675
 #*  JYP Entertainment Corp.................................   9,816    247,428
     Kakao Corp.............................................   8,559    691,858
 *   Kanglim Co., Ltd.......................................   7,932     18,824
     Kangnam Jevisco Co., Ltd...............................   1,835     37,680
     KAON Media Co., Ltd....................................   7,055     35,422
     KB Financial Group, Inc................................  42,846  1,784,308
     KB Financial Group, Inc., ADR..........................  39,797  1,653,565
 #*  KB Metal Co., Ltd......................................   9,168     14,819
     KC Co., Ltd............................................   5,083     72,926
     KC Cottrell Co., Ltd...................................     626      1,954
     KC Green Holdings Co., Ltd.............................   7,765     22,736
     KC Tech Co., Ltd.......................................   3,975     40,171
     KCC Corp...............................................   2,430    528,434
     KCC Engineering & Construction Co., Ltd................   4,872     28,836
     KEC Corp...............................................  46,114     39,702
     KEPCO Engineering & Construction Co., Inc..............   3,724     60,286
     KEPCO Plant Service & Engineering Co., Ltd.............   6,401    155,038
     Keyang Electric Machinery Co., Ltd.....................  13,591     40,251
 #*  KEYEAST Co., Ltd.......................................  36,566     88,690
     KG Chemical Corp.......................................   4,943     77,423
     KG Eco Technology Service Co., Ltd.....................  10,678     28,371
     Kginicis Co., Ltd......................................   7,408     91,558
     KGMobilians Co., Ltd...................................   6,433     39,485
 *   KH Vatec Co., Ltd......................................   5,721     32,306
     KINX, Inc..............................................     817     17,392
     KISCO Corp.............................................  13,200     67,287
     KISCO Holdings Co., Ltd................................   3,775     38,959
     Kishin Corp............................................     757      2,156
     KISWIRE, Ltd...........................................   4,465     84,794
 *   Kiwi Media Group Co., Ltd..............................  93,125     25,969
     KIWOOM Securities Co., Ltd.............................   5,087    339,760
 *   KleanNara Co., Ltd.....................................   5,290     14,194
     KL-Net Corp............................................   4,538      9,514
     KM Corp................................................   1,847     11,992
 *   KMH Co., Ltd...........................................   9,025     57,820
     Kocom Co., Ltd.........................................   5,992     30,106
     Kodaco Co., Ltd........................................  19,992     32,897
 #   Koentec Co., Ltd.......................................   3,987     22,972
     Koh Young Technology, Inc..............................   3,433    272,023

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares Value>>
                                                               ------ --------
 SOUTH KOREA -- (Continued)
     Kolmar BNH Co., Ltd......................................  4,641 $ 91,637
     Kolon Corp...............................................  3,501   94,469
     Kolon Global Corp........................................  4,114   21,448
     Kolon Industries, Inc....................................  8,500  376,128
 *   Kolon Life Science, Inc..................................  1,600   86,798
     Kolon Plastic, Inc.......................................  3,778   19,839
     KoMiCo, Ltd..............................................  2,410   51,261
 *   Komipharm International Co., Ltd.........................  5,692  106,817
 *   KONA I Co., Ltd..........................................  3,617   47,166
     Kopla Co., Ltd...........................................  3,804    8,877
     Korea Asset In Trust Co., Ltd............................ 22,859   87,258
     Korea Autoglass Corp.....................................  5,235   52,036
     Korea Cast Iron Pipe Industries Co., Ltd.................  4,507   38,596
 *   Korea Circuit Co., Ltd...................................  7,389   32,952
     Korea District Heating Corp..............................  1,606   80,369
 #   Korea Electric Power Corp., Sponsored ADR................ 64,765  774,589
     Korea Electric Power Corp................................ 16,047  383,306
     Korea Electric Terminal Co., Ltd.........................  3,824  126,001
     Korea Electronic Certification Authority, Inc............  4,271   12,565
     Korea Electronic Power Industrial Development Co., Ltd...  5,312   15,476
 *   Korea Flange Co., Ltd.................................... 11,755   16,793
 *   Korea Gas Corp........................................... 10,715  491,542
 *   Korea Information & Communications Co., Ltd..............  7,042   60,783
     Korea Information Certificate Authority, Inc.............  3,853   11,570
     Korea Investment Holdings Co., Ltd....................... 17,308  905,143
     Korea Kolmar Co., Ltd....................................  5,075  242,354
     Korea Kolmar Holdings Co., Ltd...........................  1,931   49,213
 #*  Korea Line Corp..........................................  7,251  137,286
 *   Korea Materials & Analysis Corp..........................  2,130   18,209
     Korea Petrochemical Ind Co., Ltd.........................  2,102  288,802
     Korea Real Estate Investment & Trust Co., Ltd............ 64,626  133,613
     Korea Zinc Co., Ltd......................................  2,325  775,432
     Korean Air Lines Co., Ltd................................ 31,301  757,734
     Korean Reinsurance Co.................................... 61,443  523,255
     Kortek Corp..............................................  6,043   75,854
     KPX Chemical Co., Ltd....................................  1,352   61,205
     KSIGN Co., Ltd........................................... 12,339   10,623
     KSS LINE, Ltd............................................  8,802   53,256
     KT Corp., Sponsored ADR.................................. 12,498  172,972
 *   KT Hitel Co., Ltd........................................  7,684   27,261
     KT Skylife Co., Ltd...................................... 14,019  152,908
     KT Submarine Co., Ltd....................................  5,549   15,440
 #*  KTB Investment & Securities Co., Ltd..................... 28,284   80,906
     KTCS Corp................................................ 20,566   40,427
     Ktis Corp................................................ 11,445   22,673
     Kukbo Design Co., Ltd....................................  2,197   23,031
     Kukdo Chemical Co., Ltd..................................  1,792   71,083
     Kukdong Oil & Chemicals Co., Ltd.........................  8,320   23,141
     Kumho Industrial Co., Ltd................................  9,487   81,477
     Kumho Petrochemical Co., Ltd.............................  7,777  590,798
 *   Kumho Tire Co., Inc...................................... 60,073  265,079
     Kumkang Kind Co., Ltd....................................  1,390   26,168
 *   Kwang Myung Electric Co., Ltd............................ 10,184   21,414
 *   Kyeryong Construction Industrial Co., Ltd................  4,158   71,112
     Kyobo Securities Co., Ltd................................ 11,174   85,573
     Kyongbo Pharmaceutical Co., Ltd..........................  4,877   42,992
 #   Kyung Dong Navien Co., Ltd...............................  2,166   70,334
 *   Kyung Nam Pharm Co., Ltd.................................  3,082   17,445
     Kyungbang Co., Ltd.......................................  5,609   58,495

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     Kyungchang Industrial Co., Ltd.........................   3,466 $    4,615
     KyungDong City Gas Co., Ltd............................   1,202     38,061
     KyungDong Invest Co., Ltd..............................     487     15,997
 #   Kyungdong Pharm Co., Ltd...............................  10,078    101,237
     Kyung-In Synthetic Corp................................  11,914     55,213
 #   L&F Co., Ltd...........................................   6,591    206,946
 #*  LB Semicon, Inc........................................  21,559     74,533
     LEADCORP, Inc. (The)...................................   9,025     44,502
 *   Leaders Cosmetics Co., Ltd.............................   3,579     34,985
     LEENO Industrial, Inc..................................   4,357    229,277
 *   Leenos Corp............................................   7,134     11,129
     LF Corp................................................  12,707    244,810
     LG Chem, Ltd...........................................   9,551  2,918,552
 #   LG Display Co., Ltd., ADR.............................. 172,648  1,267,236
 #   LG Display Co., Ltd....................................  75,877  1,107,159
     LG Hausys, Ltd.........................................   3,869    163,581
     LG Household & Health Care, Ltd........................   2,382  2,190,499
 #   LG Innotek Co., Ltd....................................   6,525    716,071
     LG International Corp..................................  19,290    266,313
     LG Uplus Corp.......................................... 103,447  1,470,214
     Lion Chemtech Co., Ltd.................................   2,446     20,333
 *   Liveplex Co., Ltd......................................  45,313     29,146
     LMS Co., Ltd...........................................   3,047     15,304
     Lock & Lock Co., Ltd...................................   3,721     50,519
 *   LONGTU KOREA, Inc......................................   2,910      7,948
     LOT Vacuum Co., Ltd....................................   6,503     45,374
     Lotte Chemical Corp....................................   8,432  1,948,151
 *   Lotte Corp.............................................   4,279    179,041
     LOTTE Fine Chemical Co., Ltd...........................   7,369    264,989
     Lotte Food Co., Ltd....................................     121     69,620
     LOTTE Himart Co., Ltd..................................   3,739    184,652
     Lotte Non-Life Insurance Co., Ltd......................  39,836     86,846
     Lotte Shopping Co., Ltd................................   3,844    656,249
 #*  Lotte Tour Development Co., Ltd........................   2,143     21,875
     LS Corp................................................  10,256    456,225
 *   Lumens Co., Ltd........................................  26,924     55,634
     Lutronic Corp..........................................   2,913     24,087
     LVMC Holdings..........................................  16,912     31,276
     Macquarie Korea Infrastructure Fund.................... 130,306  1,036,269
 *   Macrogen, Inc..........................................   2,074     54,581
     Maeil Holdings Co., Ltd................................   5,094     50,397
 *   Magicmicro Co., Ltd....................................   5,200     15,012
 #   Mando Corp.............................................  17,448    469,456
     Mcnex Co., Ltd.........................................   5,715     72,106
 *   ME2ON Co., Ltd.........................................  11,945     56,270
     Medy-Tox, Inc..........................................   1,667    682,916
     Meerecompany, Inc......................................   1,447     79,346
     MegaStudy Co., Ltd.....................................   3,816     31,501
     MegaStudyEdu Co., Ltd..................................   3,460     55,290
 *   Melfas, Inc............................................   5,636     12,949
     Meritz Financial Group, Inc............................  24,598    223,837
     Meritz Fire & Marine Insurance Co., Ltd................  33,955    543,289
     Meritz Securities Co., Ltd............................. 190,391    666,528
     META BIOMED Co., Ltd...................................   6,026     15,290
 *   Mgame Corp.............................................   5,065     10,503
     Mi Chang Oil Industrial Co., Ltd.......................     382     25,786
 *   MiCo, Ltd..............................................  17,220     50,840
     Minwise Co., Ltd.......................................   4,370     67,566
     Mirae Asset Daewoo Co., Ltd............................ 158,028    896,770

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     Mirae Asset Life Insurance Co., Ltd....................  57,425 $  230,238
 *   Mirae Corp............................................. 120,280     17,699
     Miwon Chemicals Co., Ltd...............................     571     19,882
     Miwon Specialty Chemical Co., Ltd......................     617     35,503
     MK Electron Co., Ltd...................................  10,839     80,347
 *   MNTech Co., Ltd........................................   8,025     21,640
     Mobase Co., Ltd........................................   7,531     19,891
 #*  Moda-InnoChips Co., Ltd................................   2,027     16,219
     Modetour Network, Inc..................................   6,258    129,789
 #   Monalisa Co., Ltd......................................   4,836     10,597
     Moorim P&P Co., Ltd....................................  11,756     78,761
     Moorim Paper Co., Ltd..................................  10,302     25,722
     Motonic Corp...........................................   6,454     47,634
 *   MP Group, Inc..........................................   9,820      2,125
     Multicampus Corp.......................................     719     24,484
 #   MyungMoon Pharm Co., Ltd...............................   4,296     19,455
 #   Namhae Chemical Corp...................................   6,196     55,038
 #*  Namsun Aluminum Co., Ltd...............................  38,782     47,227
     Namyang Dairy Products Co., Ltd........................     213    112,284
 *   NanoenTek, Inc.........................................   6,677     26,063
     Nasmedia Co., Ltd......................................   1,542     44,018
     NAVER Corp.............................................  26,540  2,672,693
     NCSoft Corp............................................   3,735  1,411,669
     NeoPharm Co., Ltd......................................   2,235     74,475
 *   Neowiz.................................................   5,131     51,594
 *   NEOWIZ HOLDINGS Corp...................................   3,627     34,803
 #   NEPES Corp.............................................  14,371    113,237
 #   Netmarble Corp.........................................   2,221    219,368
 *   Neuros Co., Ltd........................................   3,123     11,655
     New Power Plasma Co., Ltd..............................   1,000     11,994
     Nexen Corp.............................................  14,528     66,002
 #   Nexen Tire Corp........................................  22,629    162,303
 *   Nexon GT Co., Ltd......................................   2,628     15,972
 *   Next Entertainment World Co., Ltd......................   3,907     15,589
     NextEye Co., Ltd.......................................   7,648     17,212
     Nexturn Co., Ltd.......................................   3,593     31,524
     NH Investment & Securities Co., Ltd....................  70,787    759,901
 *   NHN Entertainment Corp.................................   7,316    295,317
 *   NHN KCP Corp...........................................   6,876     61,605
     NICE Holdings Co., Ltd.................................  10,836    163,501
     Nice Information & Telecommunication, Inc..............   4,125     68,742
     NICE Information Service Co., Ltd......................  21,377    204,598
 #   NICE Total Cash Management Co., Ltd....................  11,894    131,786
 *   NK Co., Ltd............................................  30,243     29,505
     Nong Shim Holdings Co., Ltd............................   1,109     64,337
     Nong Woo Bio Co., Ltd..................................   2,915     26,142
     NongShim Co., Ltd......................................   1,303    249,747
     Noroo Holdings Co., Ltd................................   1,493     15,364
     NOROO Paint & Coatings Co., Ltd........................   3,900     27,033
     NPC....................................................     363      1,245
     NS Shopping Co., Ltd...................................   8,130     77,216
 *   Nuri Telecom Co., Ltd..................................   4,947     27,357
 *   NUTRIBIOTECH Co., Ltd..................................   4,988     66,718
     OCI Co., Ltd...........................................   9,063    680,892
 *   Omnisystem Co., Ltd....................................  14,815     23,279
 #   Openbase, Inc..........................................  13,127     21,496
     Opto Device Technology Co., Ltd........................   5,298     23,326
 #*  OPTRON-TEC, Inc........................................  12,673     44,819
 *   Orbitech Co., Ltd......................................   2,100      6,354

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CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      Orion Corp.............................................  2,406 $201,412
      Orion Holdings Corp.................................... 19,006  261,944
  *   OSANGJAIEL Co., Ltd....................................  4,152   24,168
  *   Osstem Implant Co., Ltd................................  4,353  163,499
  #*  Osung Advanced Materials Co., Ltd...................... 13,153   22,089
      Ottogi Corp............................................    253  146,599
      Paik Kwang Industrial Co., Ltd.........................  8,646   17,695
  *   Pan Ocean Co., Ltd..................................... 70,864  298,302
  #*  Pan-Pacific Co., Ltd................................... 13,908   35,578
  #*  PaperCorea, Inc........................................ 11,147    7,580
      Partron Co., Ltd....................................... 22,029  168,460
  #*  Paru Co., Ltd..........................................  9,531   22,399
  *   Paxnet Co., Ltd........................................  1,480   10,810
  *   People & Technology, Inc...............................  2,381   22,732
      PHARMA RESEARCH PRODUCTS Co., Ltd......................    787   22,658
  *   PNE Solution Co., Ltd..................................  3,058   30,938
      Poongsan Holdings Corp.................................  2,233   69,437
  #   Posco M-Tech Co., Ltd.................................. 14,118   73,062
  *   Power Logics Co., Ltd.................................. 15,967   80,264
  #   Protec Co., Ltd........................................  3,174   30,571
      PSK, Inc...............................................  8,961  104,083
      Pulmuone Co., Ltd......................................    651   54,398
      Pyeong Hwa Automotive Co., Ltd.........................  7,337   39,555
  *   RaonSecure Co., Ltd.................................... 12,259   23,479
      Rayence Co., Ltd.......................................  1,915   24,260
  *   Redrover Co., Ltd...................................... 16,095   28,324
      Reyon Pharmaceutical Co., Ltd..........................  1,974   28,539
      RFHIC Corp.............................................    853   19,228
      RFTech Co., Ltd........................................ 12,792   58,178
  #   Robostar Co., Ltd......................................  2,792   60,822
      Rorze Systems Corp.....................................  1,270    3,098
      S Net Systems, Inc.....................................  4,731   14,275
      S&S Tech Corp..........................................  5,602   14,367
  *   S&T Corp...............................................    689    7,725
      S&T Holdings Co., Ltd..................................  5,377   58,860
      S&T Motiv Co., Ltd.....................................  6,006  139,024
  *   S.Y. Panel Co., Ltd....................................  2,999   12,701
      S-1 Corp...............................................  6,246  528,944
      Sajo Industries Co., Ltd...............................  1,431   62,977
  *   Sajodongaone Co., Ltd.................................. 17,467   16,710
  *   SAJOHAEPYO Corp........................................    466    4,014
      Sam Young Electronics Co., Ltd.........................  6,567   64,767
      Sam Yung Trading Co., Ltd..............................  6,260   75,011
  #   Sambo Motors Co., Ltd..................................  7,570   41,278
      Samchully Co., Ltd.....................................  1,407  113,126
      Samchuly Bicycle Co., Ltd..............................  5,258   27,545
      Samho Development Co., Ltd............................. 12,485   47,306
  *   Samho International Co., Ltd...........................  2,508   26,561
      SAMHWA Paints Industrial Co., Ltd......................  6,914   32,526
      Samick Musical Instruments Co., Ltd.................... 37,691   52,195
      Samick THK Co., Ltd....................................  4,280   43,803
      Samji Electronics Co., Ltd.............................  5,823   39,635
      Samjin Pharmaceutical Co., Ltd.........................  5,142  167,593
      Samkee Automotive Co., Ltd............................. 12,204   26,044
      Samkwang Glass Co., Ltd................................  1,841   47,220
      Sammok S-Form Co., Ltd.................................  5,447   53,035
  #   SAMPYO Cement Co., Ltd................................. 20,419   56,813
      Samsung C&T Corp.......................................  8,845  846,535
      Samsung Card Co., Ltd.................................. 12,766  377,221

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SOUTH KOREA -- (Continued)
#   Samsung Electro-Mechanics Co., Ltd.....................    10,906 $ 1,138,414
    Samsung Electronics Co., Ltd., GDR.....................    16,921  15,805,290
    Samsung Electronics Co., Ltd........................... 1,022,602  38,281,914
    Samsung Electronics Co., Ltd., GDR.....................     1,085   1,012,305
*   Samsung Engineering Co., Ltd...........................    14,701     237,301
    Samsung Fire & Marine Insurance Co., Ltd...............    13,337   3,263,404
*   Samsung Heavy Industries Co., Ltd......................   180,721   1,108,766
    Samsung Life Insurance Co., Ltd........................    14,159   1,145,541
*   Samsung Pharmaceutical Co., Ltd........................    18,209      41,239
    Samsung SDI Co., Ltd...................................     7,584   1,577,125
    Samsung SDS Co., Ltd...................................     4,068     691,981
    Samsung Securities Co., Ltd............................    27,337     645,844
    SAMT Co., Ltd..........................................    28,486      41,279
#   Samwha Capacitor Co., Ltd..............................     4,575     226,838
    Samwha Electric Co., Ltd...............................     1,429      25,445
    Samyang Corp...........................................     2,085     111,105
    Samyang Foods Co., Ltd.................................       883      47,330
    Samyang Holdings Corp..................................     2,185     166,158
    Samyang Tongsang Co., Ltd..............................     1,031      35,905
    Sang-A Frontec Co., Ltd................................     2,384      24,509
*   Sangbo Corp............................................     7,260      10,075
*   Sangsangin Co., Ltd....................................    19,165     296,667
    Sangsin Brake..........................................     6,230      21,679
    Sangsin Energy Display Precision Co., Ltd..............     3,457      42,717
    SaraminHR Co., Ltd.....................................     1,626      21,512
    SAVEZONE I&C Corp......................................     8,459      24,714
*   SBI Investment Korea Co., Ltd..........................    24,785      15,359
*   SBS Media Holdings Co., Ltd............................    31,737      62,997
*   SBW....................................................    69,888      57,252
*   S-Connect Co., Ltd.....................................    38,692      47,300
    SD Biotechnologies Co., Ltd............................     2,244      17,890
*   SDN Co., Ltd...........................................    13,861      16,604
    Seah Besteel Corp......................................     8,346     118,908
    SeAH Holdings Corp.....................................       419      36,770
*   SeAH Steel Corp........................................     1,031      53,314
    SeAH Steel Holdings Corp...............................     1,150      49,518
    Sebang Co., Ltd........................................     7,197      78,071
    Sebang Global Battery Co., Ltd.........................     4,466     137,608
    Sebo Manufacturing Engineer Corp.......................     1,867      14,210
*   Seegene, Inc...........................................     4,985      80,743
    Sejong Industrial Co., Ltd.............................     6,842      31,613
*   Sejong Telecom, Inc....................................   163,379      69,767
*   Sekonix Co., Ltd.......................................     5,244      30,064
    Sempio Foods Co........................................       730      18,020
    Semyung Electric Machinery Co., Ltd....................     3,019      15,119
    S-Energy Co., Ltd......................................     5,092      23,211
#*  Seobu T&D..............................................    11,938      92,155
    Seohan Co., Ltd........................................    55,168      82,216
    Seohee Construction Co., Ltd...........................    97,637     101,189
    Seojin System Co., Ltd.................................     1,195      32,008
    Seoul Auction Co., Ltd.................................     1,819      18,357
    Seoul Pharma Co., Ltd..................................     2,126      13,345
    Seoul Semiconductor Co., Ltd...........................    21,943     395,334
*   Seouleaguer Co., Ltd...................................     5,589      11,629
    SEOWONINTECH Co., Ltd..................................     5,769      20,502
    Seoyon Co., Ltd........................................     6,326      18,709
    Seoyon E-Hwa Co., Ltd..................................     8,658      30,430
#*  Sewon Cellontech Co., Ltd..............................     9,299      30,255
    Sewon Precision Industry Co., Ltd......................     1,917      13,436

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH KOREA -- (Continued)
    SEWOONMEDICAL Co., Ltd.................................  10,144 $    29,943
    SFA Engineering Corp...................................  13,074     447,770
*   SFA Semicon Co., Ltd...................................  53,773      66,982
#*  SFC Co., Ltd...........................................   4,742      15,268
*   SG Corp................................................  61,953      33,209
*   SG&G Corp..............................................  11,339      17,428
*   SGA Co., Ltd...........................................  29,893      13,597
    SH Energy & Chemical Co., Ltd..........................  24,329      20,708
    Shindaeyang Paper Co., Ltd.............................     677      40,651
    Shinhan Financial Group Co., Ltd.......................  48,863   1,819,942
    Shinhan Financial Group Co., Ltd., ADR.................  20,352     753,228
    Shinil Industrial Co., Ltd.............................  27,475      30,686
    Shinsegae Engineering & Construction Co., Ltd..........   2,043      42,646
    Shinsegae Food Co., Ltd................................     861      68,800
    Shinsegae Information & Communication Co., Ltd.........     631      76,175
    Shinsegae International, Inc...........................     216      28,049
    Shinsegae, Inc.........................................   3,498     798,670
*   Shinsung E&G Co., Ltd..................................  54,587      54,468
*   Shinsung Tongsang Co., Ltd.............................  28,440      20,490
*   Shinwha Intertek Corp..................................  14,111      18,671
*   Shinwon Construction Co., Ltd..........................   3,359       9,449
#*  Shinwon Corp...........................................  24,874      35,897
    Shinyoung Securities Co., Ltd..........................   2,196     109,660
    SHOWBOX Corp...........................................  22,337      64,291
*   Signetics Corp.........................................  34,301      23,259
    SIGONG TECH Co., Ltd...................................   4,127      20,420
    Silicon Works Co., Ltd.................................   1,631      56,811
    Silla Co., Ltd.........................................   5,195      57,557
    SIMMTECH Co., Ltd......................................  11,749      85,380
    SIMMTECH HOLDINGS Co., Ltd.............................   7,120      12,218
    SIMPAC, Inc............................................   9,760      20,264
    Sindoh Co., Ltd........................................   3,304     126,353
    SJM Co., Ltd...........................................   3,600       9,411
    SK Bioland Co., Ltd....................................   2,817      30,969
    SK D&D Co., Ltd........................................   1,756      47,267
    SK Discovery Co., Ltd..................................  10,786     256,893
    SK Gas, Ltd............................................   2,634     169,458
    SK Holdings Co., Ltd...................................  13,526   3,114,444
    SK Hynix, Inc.......................................... 202,474  12,194,067
    SK Innovation Co., Ltd.................................  18,185   3,412,778
    SK Materials Co., Ltd..................................   2,534     414,994
    SK Networks Co., Ltd...................................  98,273     368,469
#*  SK Securities Co., Ltd................................. 167,947     109,849
#   SK Telecom Co., Ltd., Sponsored ADR....................   6,344     164,373
    SK Telecom Co., Ltd....................................   3,393     797,221
    SKC Co., Ltd...........................................  10,553     308,617
*   SKC Solmics Co., Ltd...................................  17,800      48,830
    SKCKOLONPI, Inc........................................   5,680     168,133
    SL Corp................................................   9,389     119,201
*   SM Culture & Contents Co., Ltd.........................   6,924      11,820
#*  SM Entertainment Co....................................   3,320     128,384
#*  S-MAC Co., Ltd.........................................  30,774      27,698
    SMCore, Inc............................................   1,609      14,579
    SMEC Co., Ltd..........................................  10,746      27,330
*   SNU Precision Co., Ltd.................................   5,420      11,204
    S-Oil Corp.............................................  15,109   1,648,729
*   Solborn, Inc...........................................   6,999      28,540
*   Solco Biomedical Co., Ltd..............................  70,283      25,396
*   Solid, Inc.............................................  15,918      37,645

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SOUTH KOREA -- (Continued)
      Songwon Industrial Co., Ltd............................  7,907 $120,504
      Soulbrain Co., Ltd.....................................  6,239  288,295
      SPC Samlip Co., Ltd....................................  1,112  123,005
      SPG Co., Ltd...........................................  3,810   25,396
      Spigen Korea Co., Ltd..................................  1,132   42,689
      Ssangyong Cement Industrial Co., Ltd................... 47,495  200,955
      ST Pharm Co., Ltd......................................    683   12,638
      Suheung Co., Ltd.......................................  3,327   80,073
      Sun Kwang Co., Ltd.....................................  2,751   39,851
  *   Sunchang Corp..........................................  4,035   17,274
  #*  SundayToz Corp.........................................  1,704   25,725
      Sung Bo Chemicals Co., Ltd.............................  5,109   27,023
  #   Sung Kwang Bend Co., Ltd............................... 11,782  120,911
  *   Sungchang Enterprise Holdings, Ltd..................... 30,377   52,688
      Sungdo Engineering & Construction Co., Ltd.............  7,793   29,347
  #*  Sungshin Cement Co., Ltd...............................  9,439   72,963
      Sungwoo Hitech Co., Ltd................................ 34,636  105,990
  #*  Sunjin Co., Ltd........................................  7,779   75,314
  *   Sunny Electronics Corp.................................  5,164    8,505
  *   Suprema HQ, Inc........................................  1,525    7,257
  *   Suprema, Inc...........................................  1,413   20,014
  #*  Synopex, Inc........................................... 41,914   85,746
      Systems Technology, Inc................................  6,960   56,209
      Tae Kyung Industrial Co., Ltd..........................  5,933   27,224
      Taekwang Industrial Co., Ltd...........................    263  341,286
  *   Taewoong Co., Ltd......................................  6,419   59,765
      Taeyoung Engineering & Construction Co., Ltd........... 26,703  224,062
  *   Taihan Electric Wire Co., Ltd.......................... 56,361   51,504
  #*  Taihan Fiberoptics Co., Ltd............................ 15,758   70,564
  *   Taihan Textile Co., Ltd................................    945    9,598
      Tailim Packaging Co., Ltd..............................  8,783   22,588
  *   TBH Global Co., Ltd....................................  9,861   31,151
      TechWing, Inc..........................................  6,928   61,667
      Telechips, Inc.........................................  1,242   10,758
  #*  Tellus Co., Ltd........................................ 24,906   18,282
      Tera Semicon Co., Ltd..................................  5,717   74,386
      TES Co., Ltd...........................................  9,398  124,652
      Tesna Co., Ltd.........................................  3,579   68,501
  *   Thinkware Systems Corp.................................  3,694   17,286
  #*  TK Chemical Corp....................................... 26,714   42,476
      TK Corp................................................  9,749  103,555
  #*  TOBESOFT Co., Ltd......................................  3,748   22,002
      Tokai Carbon Korea Co., Ltd............................  2,655  131,617
      Tongyang Life Insurance Co., Ltd....................... 27,834  138,196
      Tongyang, Inc.......................................... 96,301  134,729
  #   Tonymoly Co., Ltd......................................  1,924   13,356
      Top Engineering Co., Ltd...............................  7,182   55,642
  #*  Toptec Co., Ltd........................................ 10,675  124,773
      Tovis Co., Ltd.........................................  8,227   47,100
      TS Corp................................................  1,940   32,253
  #*  T'way Holdings, Inc.................................... 15,040   30,133
      UBCare Co., Ltd........................................  6,063   18,927
  #*  Ubiquoss Holdings, Inc.................................  7,235   34,944
      Ubiquoss, Inc..........................................  1,088   30,089
  #*  Ubivelox, Inc..........................................  1,255    5,851
  #*  Ugint Co., Ltd......................................... 45,652   21,830
      UIL Co., Ltd...........................................  5,829   22,410
      Uju Electronics Co., Ltd...............................  3,162   22,410
  #*  Unick Corp.............................................  5,571   16,701

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     Unid Co., Ltd..........................................   3,325 $  117,422
     Union Semiconductor Equipment & Materials Co., Ltd.....  17,865     59,003
     Uniquest Corp..........................................   5,700     36,526
 *   Unison Co., Ltd........................................  40,682     69,570
     UniTest, Inc...........................................  10,206    110,910
     Value Added Technology Co., Ltd........................   2,983     59,429
     Very Good Tour Co., Ltd................................   1,852     12,628
     Viatron Technologies, Inc..............................   3,413     29,483
     Vieworks Co., Ltd......................................   4,247    120,394
 #   Visang Education, Inc..................................   4,557     28,585
 *   Vitzrocell Co., Ltd....................................   4,377     39,427
 *   VitzroSys Co., Ltd.....................................  16,378     21,106
 *   W Holding Co., Ltd.....................................  33,717     15,679
 *   Webzen, Inc............................................   4,355     57,137
 #*  Welcron Co., Ltd.......................................   7,245     18,573
     WeMade Entertainment Co., Ltd..........................   1,592     33,169
     Whanin Pharmaceutical Co., Ltd.........................   3,902     58,457
 *   WillBes & Co. (The)....................................  38,655     36,733
 #   Winix, Inc.............................................   4,338     50,553
     Wins Co., Ltd..........................................   1,654     16,250
 #   WiSoL Co., Ltd.........................................  13,375    182,916
 *   WIZIT Co., Ltd.........................................  27,174     23,464
 *   Won Ik Corp............................................   5,765     26,295
 *   WONIK CUBE Corp........................................   4,284     10,491
 *   Wonik Holdings Co., Ltd................................  21,934     77,397
     WONIK IPS Co., Ltd.....................................  15,235    255,756
 *   Wonik Materials Co., Ltd...............................   2,810     69,109
 *   Wonik QnC Corp.........................................   4,724     52,497
 #*  Woongjin Co., Ltd......................................  34,798     80,030
 *   Woongjin Energy Co., Ltd...............................   6,224      9,491
 #   Woongjin Thinkbig Co., Ltd.............................  16,549     60,185
     Woori Bank............................................. 159,970  2,216,541
     Woori Bank, Sponsored ADR..............................   3,393    140,945
 *   Woori Investment Bank Co., Ltd.........................  90,095     56,715
 *   Woori Technology, Inc..................................  13,249     12,497
 *   Wooridul Pharmaceutical, Ltd...........................   2,913     16,535
 *   Woorison F&G Co., Ltd..................................  18,507     25,537
     Woory Industrial Co., Ltd..............................   2,475     61,375
     Wooshin Systems Co., Ltd...............................   3,708     20,252
     Woosu AMS Co., Ltd.....................................   3,430     11,022
     WooSung Feed Co., Ltd..................................  14,799     29,335
     Worldex Industry & Trading Co., Ltd....................   1,798      7,365
     Y G-1 Co., Ltd.........................................  11,904    100,745
 *   YeaRimDang Publishing Co., Ltd.........................  10,304     46,176
 *   Yest Co., Ltd..........................................     735      5,217
     YG Entertainment, Inc..................................   1,934     62,754
 *   YIK Corp...............................................   5,142     13,277
 *   YJM Games Co., Ltd.....................................  15,504     24,242
 #   YMC Co., Ltd...........................................   7,954     54,353
     Yong Pyong Resort Co., Ltd.............................  12,765     59,230
 *   Yonwoo Co., Ltd........................................     401      6,527
     Yoosung Enterprise Co., Ltd............................  10,361     25,533
     YooSung T&S Co., Ltd...................................   7,040     15,318
     Youlchon Chemical Co., Ltd.............................   5,081     55,105
 *   Young In Frontier Co., Ltd.............................   3,776     13,626
     Young Poong Corp.......................................     244    140,653
     Young Poong Precision Corp.............................   6,555     40,513
     Youngone Corp..........................................   9,392    295,479
     Youngone Holdings Co., Ltd.............................   3,692    199,206

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
SOUTH KOREA -- (Continued)
*   Yuanta Securities Korea Co., Ltd.......................  60,091 $    167,741
    YuHwa Securities Co., Ltd..............................     957       11,352
*   Yujin Robot Co., Ltd...................................   4,869       15,927
*   Yungjin Pharmaceutical Co., Ltd........................  11,976       58,194
*   Yuyang DNU Co., Ltd....................................   7,626       48,082
    Zeus Co., Ltd..........................................   3,176       33,995
                                                                    ------------
TOTAL SOUTH KOREA..........................................          217,424,806
                                                                    ------------
TAIWAN -- (16.4%)
    ABC Taiwan Electronics Corp............................  33,930       22,792
    Ability Enterprise Co., Ltd............................ 176,508       69,279
    Ability Opto-Electronics Technology Co., Ltd...........  46,891       74,421
    AcBel Polytech, Inc.................................... 164,685       94,720
#   Accton Technology Corp................................. 179,858      497,832
#   Acer, Inc.............................................. 686,287      482,914
    ACES Electronic Co., Ltd...............................  56,000       28,487
*   Acon Holding, Inc...................................... 122,000       23,665
    Acter Co., Ltd.........................................  30,300      157,814
*   Action Electronics Co., Ltd............................ 103,000       19,620
#   Actron Technology Corp.................................  40,000      118,031
    A-DATA Technology Co., Ltd............................. 106,605      130,378
    Addcn Technology Co., Ltd..............................  10,000       78,127
    Adlink Technology, Inc.................................  58,814       66,786
    Advanced Ceramic X Corp................................  20,000      125,963
    Advanced International Multitech Co., Ltd..............  82,000       83,568
*   Advanced Lithium Electrochemistry Cayman Co., Ltd......  84,000       37,780
#   Advanced Optoelectronic Technology, Inc................  49,000       25,004
    Advanced Wireless Semiconductor Co.....................  71,000       88,753
    Advancetek Enterprise Co., Ltd......................... 105,908       51,600
    Advantech Co., Ltd.....................................  74,607      514,795
    Aerospace Industrial Development Corp.................. 325,000      296,641
*   AGV Products Corp...................................... 288,172       61,676
    Airmate Cayman International Co., Ltd..................  34,000       14,093
#   Airtac International Group.............................  54,078      466,543
    Alchip Technologies, Ltd...............................  30,000       67,695
    Alcor Micro Corp.......................................  17,000        9,228
*   ALI Corp............................................... 174,000       52,080
    All Ring Tech Co., Ltd.................................  47,000       65,821
    Allied Circuit Co., Ltd................................  12,000       20,584
    Allis Electric Co., Ltd................................  93,000       35,863
    Alltek Technology Corp.................................  50,402       26,106
    Alltop Technology Co., Ltd.............................  38,000       58,600
#   Alpha Networks, Inc.................................... 232,500      102,570
    Altek Corp............................................. 151,727      112,310
    Amazing Microelectronic Corp...........................  34,386       81,477
    Ambassador Hotel (The).................................  88,000       63,418
    Ampire Co., Ltd........................................  61,000       33,551
    AMPOC Far-East Co., Ltd................................  31,000       23,827
#*  AmTRAN Technology Co., Ltd............................. 466,907      178,423
    Anpec Electronics Corp.................................  42,317       72,601
    AP Memory Technology Corp..............................   5,248        7,628
    Apacer Technology, Inc.................................  55,506       46,877
    APAQ Technology Co., Ltd...............................  24,422       23,202
    APCB, Inc..............................................  91,000       76,561
    Apex Biotechnology Corp................................  50,477       44,072
*   Apex International Co., Ltd............................ 100,868       96,228
    Apex Medical Corp......................................  35,000       27,368
    Apex Science & Engineering.............................  68,848       20,088
#   Arcadyan Technology Corp...............................  82,859      135,517

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
    TAIWAN -- (Continued)
    Ardentec Corp..........................................   285,411 $  248,960
    ASE Technology Holding Co., Ltd., ADR..................   247,571    948,198
    ASE Technology Holding Co., Ltd........................   802,089  1,617,752
    Asia Cement Corp.......................................   372,696    395,160
    Asia Optical Co., Inc..................................   120,000    216,173
*   Asia Pacific Telecom Co., Ltd.......................... 1,463,000    281,666
    Asia Plastic Recycling Holding, Ltd....................   120,857     24,256
    Asia Polymer Corp......................................   213,422     93,988
    Asia Tech Image, Inc...................................    26,000     30,568
#   Asia Vital Components Co., Ltd.........................   206,278    141,804
#   ASMedia Technology, Inc................................    13,312    184,291
    ASPEED Technology, Inc.................................     9,599    141,449
    ASROCK, Inc............................................    19,000     30,022
    Asustek Computer, Inc..................................   141,996  1,052,934
    Aten International Co., Ltd............................    56,000    140,491
#   AU Optronics Corp., Sponsored ADR......................    78,775    301,708
#   AU Optronics Corp...................................... 5,177,000  2,022,683
    Audix Corp.............................................    52,800     60,337
#   AURAS Technology Co., Ltd..............................    37,000     72,117
    Aurona Industries, Inc.................................    42,000     25,552
    Aurora Corp............................................    23,585     71,813
    Avalue Technology, Inc.................................    19,000     22,421
    Avermedia Technologies.................................   109,690     33,240
*   Avision, Inc...........................................    64,693      8,702
    AVY Precision Technology, Inc..........................    57,876     54,001
    Awea Mechantronic Co., Ltd.............................    13,230     12,854
    Axiomtek Co., Ltd......................................    34,000     55,069
*   Azurewave Technologies, Inc............................    47,000     30,243
    Bank of Kaohsiung Co., Ltd.............................   334,929     95,297
    Basso Industry Corp....................................    67,000     94,709
    BenQ Materials Corp....................................    87,000     40,790
#   BES Engineering Corp...................................   532,000    120,795
    Bin Chuan Enterprise Co., Ltd..........................    53,650     24,322
    Bionime Corp...........................................    13,000     20,012
    Biostar Microtech International Corp...................    91,000     28,390
#   Bioteque Corp..........................................    38,010    102,777
#   Bizlink Holding, Inc...................................    63,807    341,403
*   Boardtek Electronics Corp..............................    60,000     53,601
    Bon Fame Co., Ltd......................................     7,000     10,314
    Bothhand Enterprise, Inc...............................    34,000     40,542
    Bright Led Electronics Corp............................    76,100     24,478
    Brighton-Best International Taiwan, Inc................    83,331     89,737
*   Browave Corp...........................................    35,000     35,065
    C Sun Manufacturing, Ltd...............................    83,000     66,883
*   Cameo Communications, Inc..............................   157,000     40,321
    Capital Futures Corp...................................    40,600     54,287
    Capital Securities Corp................................ 1,251,902    375,142
    Career Technology MFG. Co., Ltd........................    82,950    115,071
*   Carnival Industrial Corp...............................   183,000     25,857
    Casetek Holdings, Ltd..................................    85,504    120,945
    Catcher Technology Co., Ltd............................   303,509  3,068,835
    Cathay Financial Holding Co., Ltd...................... 1,790,125  2,842,132
    Cathay Real Estate Development Co., Ltd................   270,300    160,768
    Cayman Engley Industrial Co., Ltd......................    12,785     45,818
    Celxpert Energy Corp...................................    24,000     24,137
    Center Laboratories, Inc...............................   122,554    227,002
    Central Reinsurance Co., Ltd...........................    90,300     48,582
    Chailease Holding Co., Ltd.............................   444,720  1,275,528
    Chain Chon Industrial Co., Ltd.........................   103,000     26,905

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    ChainQui Construction Development Co., Ltd.............    54,720 $   50,361
*   Champion Building Materials Co., Ltd...................   168,000     37,718
    Chang Hwa Commercial Bank, Ltd......................... 1,154,467    655,844
    Chang Wah Electromaterials, Inc........................    18,524     76,551
    Chang Wah Technology Co., Ltd..........................     9,000     68,481
#   Channel Well Technology Co., Ltd.......................   121,000     85,212
    Chant Sincere Co., Ltd.................................    25,000     16,935
    Charoen Pokphand Enterprise............................   106,160    144,038
    Chaun-Choung Technology Corp...........................    41,000    137,936
    CHC Healthcare Group...................................    49,000     52,104
    CHC Resources Corp.....................................    30,379     49,530
    Chen Full International Co., Ltd.......................    46,000     48,346
    Chenbro Micom Co., Ltd.................................    37,000     39,951
    Cheng Loong Corp.......................................   400,480    255,777
*   Cheng Mei Materials Technology Corp....................   342,250     79,541
#   Cheng Shin Rubber Industry Co., Ltd....................   593,808    837,771
    Cheng Uei Precision Industry Co., Ltd..................   219,159    151,315
    Chenming Mold Industry Corp............................    64,000     28,930
    Chia Chang Co., Ltd....................................    76,000     67,044
    Chia Hsin Cement Corp..................................   257,000     95,666
    Chian Hsing Forging Industrial Co., Ltd................    22,000     28,961
    Chicony Electronics Co., Ltd...........................   279,350    559,899
#   Chicony Power Technology Co., Ltd......................    73,731    102,682
    Chieftek Precision Co., Ltd............................    37,500     87,617
    Chien Kuo Construction Co., Ltd........................   138,675     43,124
#   Chilisin Electronics Corp..............................    69,590    167,625
    Chime Ball Technology Co., Ltd.........................    10,565     15,711
    China Airlines, Ltd.................................... 2,032,062    602,999
    China Bills Finance Corp...............................   621,000    265,380
    China Chemical & Pharmaceutical Co., Ltd...............   116,000     68,599
    China Development Financial Holding Corp............... 2,275,579    732,687
    China Ecotek Corp......................................    10,000      9,452
    China Electric Manufacturing Corp......................   223,000     63,184
    China Fineblanking Technology Co., Ltd.................    13,000     15,643
    China General Plastics Corp............................   229,192    136,141
    China Glaze Co., Ltd...................................    98,680     33,104
    China Life Insurance Co., Ltd..........................   719,386    683,741
    China Man-Made Fiber Corp..............................   778,728    247,489
    China Metal Products...................................   168,190    163,968
    China Motor Corp.......................................   369,000    278,570
*   China Petrochemical Development Corp................... 1,109,092    406,206
#   China Steel Chemical Corp..............................    68,227    277,726
    China Steel Corp....................................... 2,650,940  2,093,701
    China Steel Structure Co., Ltd.........................    35,000     29,506
    China Wire & Cable Co., Ltd............................    63,120     49,165
    Chinese Maritime Transport, Ltd........................    67,120     65,821
*   Ching Feng Home Fashions Co., Ltd......................    89,000     40,902
    Chin-Poon Industrial Co., Ltd..........................   248,113    277,281
    Chipbond Technology Corp...............................   240,000    442,029
#*  ChipMOS Techinologies, Inc., ADR.......................     6,060     79,871
*   ChipMOS Techinologies, Inc.............................    64,594     44,686
    Chlitina Holding, Ltd..................................    25,000    167,129
    Chong Hong Construction Co., Ltd.......................   106,361    242,477
#   Chroma ATE, Inc........................................   154,466    544,154
    Chun YU Works & Co., Ltd...............................   122,000     78,103
    Chun Yuan Steel........................................   238,999     77,341
    Chung Hsin Electric & Machinery Manufacturing Corp.....   220,000    144,763
*   Chung Hung Steel Corp..................................   641,889    245,498
    Chung Hwa Pulp Corp....................................   274,246     80,681

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Chunghwa Precision Test Tech Co., Ltd..................     4,000 $   54,187
    Chunghwa Telecom Co., Ltd., Sponsored ADR..............    41,637  1,460,626
    Chunghwa Telecom Co., Ltd..............................   261,800    924,717
    Chyang Sheng Dyeing & Finishing Co., Ltd...............    75,000     27,997
    Cleanaway Co., Ltd.....................................    45,000    248,347
    Clevo Co...............................................   265,869    207,062
#*  CMC Magnetics Corp..................................... 1,178,642    210,823
    CoAsia Microelectronics Corp...........................    71,946     23,272
    Coland Holdings, Ltd...................................    22,000     19,621
    Compal Electronics, Inc................................ 1,749,086    966,156
#   Compeq Manufacturing Co., Ltd..........................   679,000    436,120
    Compucase Enterprise...................................    46,000     31,117
    Concord Securities Co., Ltd............................   363,975     85,038
#   Concraft Holding Co., Ltd..............................    23,430     89,051
    Continental Holdings Corp..............................   229,250     96,234
*   Contrel Technology Co., Ltd............................    70,000     36,595
#   Coremax Corp...........................................    40,000    124,812
    Coretronic Corp........................................   266,600    366,866
    Co-Tech Development Corp...............................   125,541    103,776
    Cowealth Medical Holding Co., Ltd......................    21,600     32,388
    Coxon Precise Industrial Co., Ltd......................    59,000     28,642
    Creative Sensor, Inc...................................    51,000     30,187
#*  CSBC Corp. Taiwan......................................    99,104    103,755
    CTBC Financial Holding Co., Ltd........................ 3,749,612  2,510,854
    CTCI Corp..............................................   235,555    332,655
    C-Tech United Corp.....................................    19,555     10,671
#   Cub Elecparts, Inc.....................................    29,283    177,212
    CviLux Corp............................................    40,902     29,537
    CX Technology Co., Ltd.................................    35,135     23,409
    Cyberlink Corp.........................................    40,356     81,079
    CyberPower Systems, Inc................................    24,000     55,942
    CyberTAN Technology, Inc...............................   172,576     68,256
    Cypress Technology Co., Ltd............................    24,900     45,915
    DA CIN Construction Co., Ltd...........................   121,000     71,684
    Dadi Early-Childhood Education Group, Ltd..............    12,660     87,618
    Dafeng TV, Ltd.........................................    28,396     31,258
    Da-Li Development Co., Ltd.............................    66,046     57,427
*   Danen Technology Corp..................................   188,000     17,294
    Darfon Electronics Corp................................    83,000     95,695
    Darwin Precisions Corp.................................   217,000    108,081
    Daxin Materials Corp...................................    33,000     69,009
#   De Licacy Industrial Co., Ltd..........................   135,209     85,981
*   Delpha Construction Co., Ltd...........................    60,639     30,786
    Delta Electronics, Inc.................................   418,940  1,763,410
    Depo Auto Parts Ind Co., Ltd...........................    65,000    141,231
    Dimerco Data System Corp...............................    31,000     33,847
    Dimerco Express Corp...................................    60,000     36,475
*   D-Link Corp............................................   257,148     83,899
    Draytek Corp...........................................    13,000     11,183
    Dyaco International, Inc...............................    14,000     12,661
    DYNACOLOR, Inc.........................................    16,000     18,580
*   Dynamic Electronics Co., Ltd...........................   146,006     34,566
    Dynapack International Technology Corp.................    84,000    105,624
    E Ink Holdings, Inc....................................   219,000    173,417
    E.Sun Financial Holding Co., Ltd....................... 2,640,885  1,753,468
    Eastern Media International Corp.......................   192,000     86,298
#   Eclat Textile Co., Ltd.................................    59,279    705,817
    ECOVE Environment Corp.................................    17,000     93,960
*   Edimax Technology Co., Ltd.............................    98,044     26,454

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
*   Edison Opto Corp.......................................    54,000 $   21,490
    Edom Technology Co., Ltd...............................    81,014     32,322
    eGalax_eMPIA Technology, Inc...........................    28,909     36,508
#   Egis Technology, Inc...................................    42,000    132,477
    Elan Microelectronics Corp.............................   139,959    261,475
*   E-Lead Electronic Co., Ltd.............................    39,000     16,307
    E-LIFE MALL Corp.......................................    42,000     84,615
#   Elite Advanced Laser Corp..............................   108,928    190,397
#   Elite Material Co., Ltd................................   151,909    304,495
    Elite Semiconductor Memory Technology, Inc.............   140,000    134,724
#   Elitegroup Computer Systems Co., Ltd...................   232,235     95,590
#   eMemory Technology, Inc................................    32,000    237,446
#   Ennoconn Corp..........................................    22,202    147,664
    EnTie Commercial Bank Co., Ltd.........................   129,500     52,667
    Epileds Technologies, Inc..............................    59,000     26,905
#   Epistar Corp...........................................   662,954    601,116
    Eslite Spectrum Corp. (The)............................     9,000     37,494
    Eson Precision Ind. Co., Ltd...........................    30,000     26,964
    Eternal Materials Co., Ltd.............................   381,075    284,081
*   E-Ton Solar Tech Co., Ltd..............................   178,032     14,583
*   Etron Technology, Inc..................................   171,000     47,258
    Eurocharm Holdings Co., Ltd............................    13,000     36,602
    Eva Airways Corp....................................... 1,695,752    776,814
*   Everest Textile Co., Ltd...............................   220,646     85,721
    Evergreen International Storage & Transport Corp.......   247,000    102,280
#   Everlight Electronics Co., Ltd.........................   293,149    252,573
    Excelsior Medical Co., Ltd.............................    57,800     83,048
    EZconn Corp............................................    25,000     22,471
    Far Eastern Department Stores, Ltd.....................   675,370    337,794
    Far Eastern International Bank......................... 1,431,273    458,251
    Far Eastern New Century Corp........................... 1,055,560  1,061,700
    Far EasTone Telecommunications Co., Ltd................   496,000  1,181,959
    Farglory F T Z Investment Holding Co., Ltd.............    24,000     14,420
    Farglory Land Development Co., Ltd.....................   246,442    281,717
*   Federal Corp...........................................   249,729     88,092
    Feedback Technology Corp...............................    15,400     36,484
    Feng Hsin Steel Co., Ltd...............................   239,550    454,457
    Feng TAY Enterprise Co., Ltd...........................   107,107    644,318
*   First Copper Technology Co., Ltd.......................   120,000     35,087
    First Financial Holding Co., Ltd....................... 2,176,506  1,376,951
    First Hi-Tec Enterprise Co., Ltd.......................    54,000     54,291
    First Hotel............................................    84,746     37,652
    First Insurance Co., Ltd. (The)........................   162,606     71,001
#*  First Steamship Co., Ltd...............................   355,234    122,585
    FLEXium Interconnect, Inc..............................   177,001    447,484
    Flytech Technology Co., Ltd............................    68,373    153,777
    FocalTech Systems Co., Ltd.............................   170,792    125,219
    Forest Water Environment Engineering Co., Ltd..........    21,000     38,452
    Formosa Advanced Technologies Co., Ltd.................    93,000     92,490
    Formosa Chemicals & Fibre Corp.........................   751,378  2,726,793
    Formosa International Hotels Corp......................    21,905     94,639
    Formosa Oilseed Processing Co., Ltd....................    41,000     99,293
    Formosa Optical Technology Co., Ltd....................     7,000     13,005
    Formosa Petrochemical Corp.............................   292,000  1,152,751
    Formosa Plastics Corp..................................   464,134  1,517,756
    Formosa Taffeta Co., Ltd...............................   236,000    257,249
    Formosan Rubber Group, Inc.............................   154,720     71,578
    Formosan Union Chemical................................   219,260    117,059
    Fortune Electric Co., Ltd..............................    42,000     24,300

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Founding Construction & Development Co., Ltd...........    71,460 $   36,971
    Foxconn Technology Co., Ltd............................   290,536    616,945
    Foxsemicon Integrated Technology, Inc..................    39,562    138,466
    Froch Enterprise Co., Ltd..............................   155,713     59,851
    FSP Technology, Inc....................................    60,886     33,747
    Fubon Financial Holding Co., Ltd....................... 1,446,896  2,270,042
    Fulgent Sun International Holding Co., Ltd.............    57,449     83,699
    Fullerton Technology Co., Ltd..........................    69,000     38,370
#   Fulltech Fiber Glass Corp..............................   201,544     97,354
    Fwusow Industry Co., Ltd...............................    31,756     18,720
    G Shank Enterprise Co., Ltd............................    86,382     60,809
    Gallant Precision Machining Co., Ltd...................   103,000     76,289
    GCS Holdings, Inc......................................    30,000     42,741
    GEM Services, Inc......................................    29,700     50,599
#   Gemtek Technology Corp.................................   234,574    139,567
#   General Interface Solution Holding, Ltd................   101,000    337,329
    General Plastic Industrial Co., Ltd....................    34,384     29,233
    Generalplus Technology, Inc............................    25,000     23,963
    Genesys Logic, Inc.....................................    41,000     34,740
    Genius Electronic Optical Co., Ltd.....................    29,071    188,839
    GeoVision, Inc.........................................    37,264     23,757
    Getac Technology Corp..................................   213,000    250,968
    Giant Manufacturing Co., Ltd...........................    89,287    341,720
    Giantplus Technology Co., Ltd..........................   118,000     35,004
    Gigabyte Technology Co., Ltd...........................   347,000    456,231
    Gigasolar Materials Corp...............................    13,280     36,464
*   Gigastorage Corp.......................................   201,213     45,926
#   Ginko International Co., Ltd...........................    22,000    125,612
    Global Brands Manufacture, Ltd.........................   192,666     72,767
    Global Lighting Technologies, Inc......................    52,000     57,476
    Global Mixed Mode Technology, Inc......................    32,000     61,841
    Global PMX Co., Ltd....................................    22,000     51,277
    Global Unichip Corp....................................    39,000    266,500
    Globalwafers Co., Ltd..................................    92,000    732,370
    Globe Union Industrial Corp............................   193,518     91,566
    Gloria Material Technology Corp........................   247,708    133,924
*   GlycoNex, Inc..........................................    11,000      8,621
*   Gold Circuit Electronics, Ltd..........................   250,263     83,009
    Golden Friends Corp....................................    22,500     39,477
#   Goldsun Building Materials Co., Ltd....................   722,730    190,941
    Good Will Instrument Co., Ltd..........................     6,859      4,682
#   Gourmet Master Co., Ltd................................    41,052    248,987
    Grand Fortune Securities Co., Ltd......................    86,000     22,337
    Grand Ocean Retail Group, Ltd..........................    42,000     43,717
#   Grand Pacific Petrochemical............................   440,000    297,815
    Grand Plastic Technology Corp..........................    14,000     41,686
    GrandTech CG Systems, Inc..............................    29,000     34,091
    Grape King Bio, Ltd....................................    54,000    340,606
    Great China Metal Industry.............................   105,000     84,325
#   Great Taipei Gas Co., Ltd..............................   155,000    142,398
    Great Wall Enterprise Co., Ltd.........................   406,259    396,341
    Greatek Electronics, Inc...............................   175,000    218,461
*   Green Energy Technology, Inc...........................   181,537     59,455
    Green River Holding Co., Ltd...........................     8,080     26,698
    Green Seal Holding, Ltd................................     9,500     11,160
    GTM Holdings Corp......................................    63,000     35,450
#   Hannstar Board Corp....................................   185,681    127,251
    HannStar Display Corp.................................. 1,720,667    379,634
*   HannsTouch Solution, Inc...............................   351,743     65,387

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Hanpin Electron Co., Ltd...............................    38,000 $   37,170
    Harvatek Corp..........................................    83,052     33,467
    Hi-Clearance, Inc......................................     5,000     15,707
    Highlight Tech Corp....................................    46,000     26,836
#   Highwealth Construction Corp...........................   276,918    406,772
    HIM International Music, Inc...........................    21,190     54,190
    Hiroca Holdings, Ltd...................................    35,728     82,730
*   HiTi Digital, Inc......................................    79,956     17,377
    Hitron Technology, Inc.................................   168,799     92,022
#   Hiwin Technologies Corp................................   102,012    662,069
*   Ho Tung Chemical Corp..................................   574,035    123,855
    Hocheng Corp...........................................   137,300     34,421
    Holiday Entertainment Co., Ltd.........................    37,000     68,636
    Holtek Semiconductor, Inc..............................    99,000    187,553
    Hon Hai Precision Industry Co., Ltd.................... 1,127,599  2,870,358
    Hon Hai Precision Industry Co., Ltd., GDR..............    89,702    470,041
    Hong Pu Real Estate Development Co., Ltd...............   131,609     84,344
    Hong TAI Electric Industrial...........................   125,000     36,853
    Hong YI Fiber Industry Co..............................    68,000     33,639
    Horizon Securities Co., Ltd............................   220,000     44,449
#   Hota Industrial Manufacturing Co., Ltd.................    98,871    416,261
#   Hotai Motor Co., Ltd...................................    96,000    664,264
    Hotron Precision Electronic Industrial Co., Ltd........    31,620     36,046
#   Hsin Kuang Steel Co., Ltd..............................   121,788    131,140
    Hsin Yung Chien Co., Ltd...............................    15,900     39,654
    Hu Lane Associate, Inc.................................    48,151    123,070
    HUA ENG Wire & Cable Co., Ltd..........................   190,000     53,121
    Hua Nan Financial Holdings Co., Ltd.................... 1,668,638    942,509
    Huaku Development Co., Ltd.............................   133,465    271,487
    Huang Hsiang Construction Corp.........................    76,000     61,150
    Hung Ching Development & Construction Co., Ltd.........    53,000     39,943
    Hung Sheng Construction, Ltd...........................   374,000    318,010
    Huxen Corp.............................................    10,000     12,675
*   Hwa Fong Rubber Industrial Co., Ltd....................   118,430     48,264
    Hwacom Systems, Inc....................................    43,000     16,883
    Ibase Technology, Inc..................................    61,076     63,944
*   Ichia Technologies, Inc................................   151,897     68,069
*   I-Chiun Precision Industry Co., Ltd....................   112,000     30,498
*   Ideal Bike Corp........................................   121,999     29,440
    IEI Integration Corp...................................    82,800     86,448
    Infortrend Technology, Inc.............................   110,798     38,732
    Info-Tek Corp..........................................    26,000     11,837
#   Innodisk Corp..........................................    35,171    121,573
#   Innolux Corp........................................... 4,668,461  1,417,551
    Inpaq Technology Co., Ltd..............................    45,000     35,000
    Intai Technology Corp..................................    14,000     35,638
    Integrated Service Technology, Inc.....................    38,000     40,824
    IntelliEPI, Inc........................................     9,000     12,900
    International CSRC Investment Holdings Co..............   348,239    390,594
    International Games System Co., Ltd....................    41,000    182,395
    Inventec Corp.......................................... 1,016,181    821,279
    Iron Force Industrial Co., Ltd.........................    24,000     47,630
    I-Sheng Electric Wire & Cable Co., Ltd.................    50,000     64,510
    ITE Technology, Inc....................................    79,202     77,787
    ITEQ Corp..............................................   118,299    151,875
    Jarllytec Co., Ltd.....................................    29,000     40,187
    Jentech Precision Industrial Co., Ltd..................    24,000     44,613
    Jess-Link Products Co., Ltd............................    59,875     51,357
    Jih Lin Technology Co., Ltd............................    31,000     68,316

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 TAIWAN -- (Continued)
     Jih Sun Financial Holdings Co., Ltd.................... 994,695 $  288,914
     Jinan Acetate Chemical Co., Ltd........................   4,000     15,528
     Jinli Group Holdings, Ltd..............................  79,803     41,967
     Johnson Health Tech Co., Ltd...........................  51,948     53,394
     Jourdeness Group, Ltd..................................  16,000     40,160
     K Laser Technology, Inc................................ 105,000     39,666
     Kaori Heat Treatment Co., Ltd..........................  45,983     52,460
     Kaulin Manufacturing Co., Ltd..........................  68,000     35,397
     KEE TAI Properties Co., Ltd............................ 251,226     95,176
 #   Kenda Rubber Industrial Co., Ltd....................... 167,842    160,825
     Kenmec Mechanical Engineering Co., Ltd................. 152,000     44,801
     Kerry TJ Logistics Co., Ltd............................  82,000     96,685
     Kindom Construction Corp............................... 125,000     68,877
     King Chou Marine Technology Co., Ltd...................  45,660     50,274
     King Slide Works Co., Ltd..............................  19,050    198,228
     King Yuan Electronics Co., Ltd......................... 791,529    463,576
     Kingcan Holdings, Ltd..................................  27,675     11,102
     Kingpak Technology, Inc................................  22,000     87,850
     King's Town Bank Co., Ltd.............................. 559,000    534,862
     King's Town Construction Co., Ltd......................  62,348     37,838
     Kinik Co...............................................  64,000    109,694
 #*  Kinko Optical Co., Ltd.................................  77,000     57,055
 #   Kinpo Electronics...................................... 813,028    243,645
     Kinsus Interconnect Technology Corp.................... 177,009    232,280
     KMC Kuei Meng International, Inc.......................  34,761    107,490
     KNH Enterprise Co., Ltd................................  59,000     19,214
 #   KS Terminals, Inc......................................  67,760     83,354
     Kung Long Batteries Industrial Co., Ltd................  36,000    166,952
     Kung Sing Engineering Corp............................. 188,000     43,283
 *   Kuo Toong International Co., Ltd.......................  34,108     23,096
     Kuoyang Construction Co., Ltd.......................... 322,652    117,273
     Kwong Fong Industries Corp.............................  50,442     22,620
     Kwong Lung Enterprise Co., Ltd.........................  41,000     54,594
     KYE Systems Corp....................................... 146,426     39,151
     L&K Engineering Co., Ltd............................... 100,000     82,111
     LAN FA Textile......................................... 159,277     41,815
 #   Land Mark Optoelectronics Corp.........................  29,000    192,752
     Lanner Electronics, Inc................................  42,420     51,813
     Largan Precision Co., Ltd..............................  17,306  1,890,912
     Laser Tek Taiwan Co., Ltd..............................  26,000     24,299
 #   Laster Tech Corp., Ltd.................................  19,000     18,936
     LCY Chemical Corp...................................... 203,799    342,770
 *   Leader Electronics, Inc................................  67,602     15,040
     Leadtrend Technology Corp..............................   4,159      2,708
     Lealea Enterprise Co., Ltd............................. 281,981     86,361
     Ledlink Optics, Inc....................................  38,467     33,640
     LEE CHI Enterprises Co., Ltd........................... 103,000     30,012
     Lelon Electronics Corp.................................  44,250     60,138
     Lemtech Holdings Co., Ltd..............................   9,000     44,170
 *   Leofoo Development Co., Ltd............................ 138,645     24,705
     LES Enphants Co., Ltd..................................  90,901     26,124
 #   Lextar Electronics Corp................................ 202,000    107,993
     Li Cheng Enterprise Co., Ltd...........................  48,675     62,110
 *   Li Peng Enterprise Co., Ltd............................ 354,806     93,121
     Lian HWA Food Corp.....................................  47,540     50,181
 *   Lida Holdings, Ltd.....................................  27,000     49,609
     Lien Hwa Industrial Corp............................... 211,026    208,081
     Lifestyle Global Enterprise, Inc.......................   8,000     26,618
     Lingsen Precision Industries, Ltd...................... 228,000     61,856

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Lion Travel Service Co., Ltd...........................    21,000 $   56,372
    Lite-On Semiconductor Corp.............................   132,213    107,062
#   Lite-On Technology Corp................................   872,395  1,003,026
    Long Bon International Co., Ltd........................   214,225    103,404
#   Long Chen Paper Co., Ltd...............................   363,718    186,027
#   Longwell Co............................................    59,000     48,674
    Lotes Co., Ltd.........................................    33,631    188,911
    Lu Hai Holding Corp....................................    19,799     17,878
*   Lucky Cement Corp......................................   112,000     25,978
    Lumax International Corp., Ltd.........................    43,492     87,552
    Lung Yen Life Service Corp.............................    61,000    114,997
*   LuxNet Corp............................................    35,698     18,735
    Macauto Industrial Co., Ltd............................    30,000     69,078
#   Machvision, Inc........................................    17,000    174,910
    Macroblock, Inc........................................    15,367     41,402
#   Macronix International................................. 1,039,201    578,627
    Makalot Industrial Co., Ltd............................   109,686    588,576
    Marketech International Corp...........................    31,000     42,694
    Materials Analysis Technology, Inc.....................    23,160     31,345
    Mayer Steel Pipe Corp..................................    78,259     35,088
    MediaTek, Inc..........................................   288,360  2,130,011
    Mega Financial Holding Co., Ltd........................ 1,744,669  1,477,374
    Meiloon Industrial Co..................................    60,650     38,685
    Mercuries & Associates Holding, Ltd....................   265,019    170,740
*   Mercuries Life Insurance Co., Ltd......................   628,976    275,875
    Merida Industry Co., Ltd...............................    18,415     64,647
#   Merry Electronics Co., Ltd.............................    59,906    259,624
*   Microbio Co., Ltd......................................   206,572    111,692
    Microlife Corp.........................................    21,600     58,862
    Micro-Star International Co., Ltd......................   280,233    624,267
    Mildef Crete, Inc......................................    27,000     32,803
    MIN AIK Technology Co., Ltd............................    83,200     38,911
#   Mirle Automation Corp..................................   103,804    129,295
    Mitac Holdings Corp....................................   452,733    368,129
    Mobiletron Electronics Co., Ltd........................    35,440     33,161
    momo.com, Inc..........................................    19,000    114,654
#*  Motech Industries, Inc.................................   253,097     53,216
    MPI Corp...............................................    48,000     78,860
    Nak Sealing Technologies Corp..........................    30,000     69,593
    Namchow Holdings Co., Ltd..............................    91,000    128,552
#   Nan Kang Rubber Tire Co., Ltd..........................   204,139    178,422
    Nan Liu Enterprise Co., Ltd............................    18,000     91,293
    Nan Ren Lake Leisure Amusement Co., Ltd................    99,000     20,516
    Nan Ya Plastics Corp................................... 1,101,674  2,744,278
    Nan Ya Printed Circuit Board Corp......................   165,072    132,019
    Nang Kuang Pharmaceutical Co., Ltd.....................    21,000     19,365
    Nantex Industry Co., Ltd...............................   148,964    139,159
    Nanya Technology Corp..................................   325,000    542,669
    National Petroleum Co., Ltd............................    37,000     47,856
    Netronix, Inc..........................................    40,000     40,693
*   New Asia Construction & Development Corp...............    43,880      8,694
    New Best Wire Industrial Co., Ltd......................    27,600     25,958
    New Era Electronics Co., Ltd...........................    39,000     18,882
    Nexcom International Co., Ltd..........................    44,000     27,981
#   Nichidenbo Corp........................................    87,193    135,629
    Nien Hsing Textile Co., Ltd............................    62,110     45,870
    Nien Made Enterprise Co., Ltd..........................    64,000    396,913
    Nishoku Technology, Inc................................    18,400     32,320
#   Novatek Microelectronics Corp..........................   239,000  1,057,317

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Nuvoton Technology Corp................................    54,000 $   64,033
    O-Bank Co., Ltd........................................   295,000     72,595
*   Ocean Plastics Co., Ltd................................    88,000     72,973
#   On-Bright Electronics, Inc.............................    19,380    108,075
    OptoTech Corp..........................................   277,698    142,287
    Orient Europharma Co., Ltd.............................    19,000     31,070
*   Orient Semiconductor Electronics, Ltd..................   196,000     44,479
    Oriental Union Chemical Corp...........................   305,821    277,517
    O-TA Precision Industry Co., Ltd.......................    35,935     17,647
    Pacific Construction Co................................   167,000     61,888
    Pacific Hospital Supply Co., Ltd.......................    21,000     45,473
    Paiho Shih Holdings Corp...............................    42,292     56,081
#*  Pan Jit International, Inc.............................   197,000    142,444
#   Pan-International Industrial Corp......................   259,514    148,944
    Pao long International Co., Ltd........................    45,000     20,701
#   Parade Technologies, Ltd...............................    39,400    524,394
*   Paragon Technologies Co., Ltd..........................    30,762     16,458
    PCL Technologies, Inc..................................    19,220     37,926
    P-Duke Technology Co., Ltd.............................    25,700     59,949
#   Pegatron Corp..........................................   728,037  1,330,302
    PharmaEngine, Inc......................................     8,399     28,435
*   PharmaEssentia Corp....................................    18,000     96,150
    Pharmally International Holding Co., Ltd...............     9,135     69,027
*   Phihong Technology Co., Ltd............................   200,810     53,481
    Phison Electronics Corp................................    77,000    506,360
    Phoenix Tours International, Inc.......................    14,700     15,644
    Pixart Imaging, Inc....................................    39,030    103,451
    Planet Technology Corp.................................    23,000     39,507
    Plastron Precision Co., Ltd............................    52,406     22,462
    Plotech Co., Ltd.......................................    36,000     17,650
    Polytronics Technology Corp............................    18,000     29,587
    Posiflex Technology, Inc...............................    31,346     95,659
    Pou Chen Corp.......................................... 1,301,144  1,320,333
    Power Wind Health Industry, Inc........................    13,729     64,305
    Powertech Technology, Inc..............................   446,400    979,199
    Poya International Co., Ltd............................    29,873    260,333
    President Chain Store Corp.............................   141,000  1,595,014
    President Securities Corp..............................   582,795    236,150
#   Primax Electronics, Ltd................................   215,000    290,581
*   Prime Electronics & Satellitics, Inc...................    57,750      7,636
    Prince Housing & Development Corp......................   746,087    243,671
*   Princeton Technology Corp..............................   105,000     22,139
    Pro Hawk Corp..........................................     3,000     12,401
    Promate Electronic Co., Ltd............................    85,000     75,525
*   Promise Technology, Inc................................    76,000     20,370
#   Prosperity Dielectrics Co., Ltd........................    52,032     83,718
    P-Two Industries, Inc..................................    35,000     22,582
    Qisda Corp.............................................   649,439    369,353
    QST International Corp.................................    31,000     67,579
    Qualipoly Chemical Corp................................    40,198     34,411
    Quang Viet Enterprise Co., Ltd.........................    20,000     67,741
    Quanta Computer, Inc...................................   328,715    519,927
    Quanta Storage, Inc....................................   132,000     90,739
    Quintain Steel Co., Ltd................................   152,306     40,293
    Radiant Opto-Electronics Corp..........................   238,144    625,850
*   Radium Life Tech Co., Ltd..............................   338,056    166,849
    Rafael Microelectronics, Inc...........................    13,000     41,466
    Realtek Semiconductor Corp.............................   125,268    504,419
    Rechi Precision Co., Ltd...............................   173,173    127,600

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
#   Rich Development Co., Ltd..............................   365,254 $  103,523
    RichWave Technology Corp...............................    23,100     27,513
*   Ritek Corp.............................................   573,887    184,065
*   Roo Hsing Co., Ltd.....................................   332,000    146,448
    Rotam Global Agrosciences, Ltd.........................    37,830     22,487
    Ruentex Development Co., Ltd...........................   222,244    308,443
    Ruentex Engineering & Construction Co..................    21,000     26,298
    Ruentex Industries, Ltd................................   217,941    547,624
#   Run Long Construction Co., Ltd.........................    86,000    149,711
    Sagittarius Life Science Corp..........................    14,000     17,425
    Samebest Co., Ltd......................................    13,200     67,391
    Sampo Corp.............................................   279,000    104,338
    San Fang Chemical Industry Co., Ltd....................   102,992     76,934
    San Far Property, Ltd..................................    28,000     10,266
    San Shing Fastech Corp.................................    64,479    103,210
    Sanitar Co., Ltd.......................................    24,000     27,909
    Sanyang Motor Co., Ltd.................................   231,684    148,475
    SCI Pharmtech, Inc.....................................    10,000     23,349
    Scientech Corp.........................................    25,000     42,657
    SDI Corp...............................................    73,000    158,870
    Senao International Co., Ltd...........................    29,000     32,260
    Senao Networks, Inc....................................    17,000     45,395
#   Sercomm Corp...........................................   138,000    220,716
    Sesoda Corp............................................    91,358     68,943
    Shan-Loong Transportation Co., Ltd.....................    48,000     43,632
    Sharehope Medicine Co., Ltd............................    30,415     25,238
    Sheng Yu Steel Co., Ltd................................    70,000     44,319
    ShenMao Technology, Inc................................    35,435     23,096
    Shih Her Technologies, Inc.............................    20,000     18,833
*   Shih Wei Navigation Co., Ltd...........................   158,980     37,601
#   Shihlin Electric & Engineering Corp....................   186,000    241,031
    Shin Kong Financial Holding Co., Ltd................... 3,396,870  1,119,958
    Shin Zu Shing Co., Ltd.................................    75,149    184,714
    Shinih Enterprise Co., Ltd.............................    17,000      8,777
*   Shining Building Business Co., Ltd.....................   224,770     71,404
    Shinkong Insurance Co., Ltd............................   117,000    135,695
    Shinkong Synthetic Fibers Corp.........................   741,191    250,905
    Shinkong Textile Co., Ltd..............................    45,800     60,163
    Shiny Chemical Industrial Co., Ltd.....................    28,112     69,557
#*  Shuttle, Inc...........................................   200,000     66,417
    Sigurd Microelectronics Corp...........................   249,559    224,367
    Silergy Corp...........................................    15,000    191,107
#*  Silicon Integrated Systems Corp........................   313,000     74,238
*   Silitech Technology Corp...............................    56,396     21,195
    Simplo Technology Co., Ltd.............................    71,400    415,248
#   Sinbon Electronics Co., Ltd............................   118,917    328,617
    Sincere Navigation Corp................................   196,350    101,419
    Single Well Industrial Corp............................    40,000     20,614
    Sinher Technology, Inc.................................    29,000     43,199
#   Sinmag Equipment Corp..................................    23,979     96,520
    Sino-American Electronic Co., Ltd......................    18,634        412
    Sino-American Silicon Products, Inc....................   264,000    494,368
    Sinon Corp.............................................   230,000    124,974
    SinoPac Financial Holdings Co., Ltd.................... 3,134,222  1,066,175
    Sinphar Pharmaceutical Co., Ltd........................    57,960     34,912
    Sinyi Realty Co........................................   128,549    122,557
    Sirtec International Co., Ltd..........................    75,600     52,488
    Sitronix Technology Corp...............................    66,434    172,183
    Siward Crystal Technology Co., Ltd.....................   111,000     54,526

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Soft-World International Corp..........................    49,000 $  104,975
*   Solar Applied Materials Technology Co..................    34,000     19,281
    Solomon Technology Corp................................    71,000     38,720
    Solteam Electronics Co., Ltd...........................    30,300     23,259
    Song Shang Electronics Co., Ltd........................    53,040     23,398
    Sonix Technology Co., Ltd..............................    58,000     49,705
    Southeast Cement Co., Ltd..............................   137,000     61,402
    Spirox Corp............................................    52,000     46,380
    Sporton International, Inc.............................    34,892    130,024
    St Shine Optical Co., Ltd..............................    26,000    464,157
    Standard Chemical & Pharmaceutical Co., Ltd............    51,000     48,253
    Standard Foods Corp....................................   191,642    288,167
    Stark Technology, Inc..................................    55,200     64,670
    Sunjuice Holdings Co., Ltd.............................     6,000     27,196
    Sunko INK Co., Ltd.....................................    52,000     15,315
#   Sunny Friend Environmental Technology Co., Ltd.........    34,000    245,523
#   Sunonwealth Electric Machine Industry Co., Ltd.........   135,000    146,765
    Sunplus Technology Co., Ltd............................   237,000     79,922
    Sunrex Technology Corp.................................   101,306     50,021
    Sunspring Metal Corp...................................    65,000     62,955
#   Supreme Electronics Co., Ltd...........................   265,608    223,949
#   Swancor Holding Co., Ltd...............................    22,435     42,708
    Sweeten Real Estate Development Co., Ltd...............    74,615     47,623
    Symtek Automation Asia Co., Ltd........................    26,000     38,748
    Syncmold Enterprise Corp...............................    96,000    159,157
    Synnex Technology International Corp...................   491,967    530,899
    Sysage Technology Co., Ltd.............................    44,052     40,562
*   Sysgration.............................................    81,366     18,394
    Systex Corp............................................    45,000     90,163
    T3EX Global Holdings Corp..............................    57,000     46,314
#   TA Chen Stainless Pipe.................................   548,417    774,940
    Ta Liang Technology Co., Ltd...........................    36,000     47,948
    Ta Ya Electric Wire & Cable............................   316,174    111,671
    Ta Yih Industrial Co., Ltd.............................    16,000     28,192
    Tah Hsin Industrial Corp...............................    45,000     37,053
#   TA-I Technology Co., Ltd...............................    68,248    100,061
*   Tai Tung Communication Co., Ltd........................    58,373     29,560
    Taichung Commercial Bank Co., Ltd...................... 1,293,640    426,889
    TaiDoc Technology Corp.................................    26,458    111,448
#   Taiflex Scientific Co., Ltd............................   104,540    102,055
*   TaiMed Biologics, Inc..................................    11,000     68,703
    Taimide Tech, Inc......................................    55,350     78,015
    Tainan Enterprises Co., Ltd............................    83,000     45,630
#   Tainan Spinning Co., Ltd...............................   676,568    266,068
*   Tainergy Tech Co., Ltd.................................   116,000     17,263
    Tainet Communication System Corp.......................     8,000     15,126
    Taishin Financial Holding Co., Ltd..................... 2,277,705  1,014,880
    Taisun Enterprise Co., Ltd.............................    65,000     31,807
*   Taita Chemical Co., Ltd................................   108,000     37,835
    Taiwan Business Bank................................... 1,638,282    540,822
    Taiwan Cement Corp..................................... 1,418,280  1,594,266
    Taiwan Chinsan Electronic Industrial Co., Ltd..........    48,663     54,891
    Taiwan Cogeneration Corp...............................   153,077    129,325
    Taiwan Cooperative Financial Holding Co., Ltd.......... 2,021,091  1,138,337
    Taiwan Fertilizer Co., Ltd.............................   199,000    270,636
    Taiwan Fire & Marine Insurance Co., Ltd................   118,520     76,270
    Taiwan FU Hsing Industrial Co., Ltd....................    88,000     90,276
    Taiwan Glass Industry Corp.............................   535,442    230,258
    Taiwan High Speed Rail Corp............................   474,000    471,015

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
TAIWAN -- (Continued)
#   Taiwan Hon Chuan Enterprise Co., Ltd...................   183,455 $   282,930
    Taiwan Hopax Chemicals Manufacturing Co., Ltd..........   104,000      63,924
*   Taiwan Land Development Corp...........................   498,217     128,884
*   Taiwan Line Tek Electronic.............................    57,451      46,805
    Taiwan Mobile Co., Ltd.................................   315,800   1,128,450
    Taiwan Navigation Co., Ltd.............................   121,000      79,665
#   Taiwan Paiho, Ltd......................................   156,068     231,148
    Taiwan PCB Techvest Co., Ltd...........................   158,733     124,120
    Taiwan Pulp & Paper Corp...............................   117,000      64,626
    Taiwan Sakura Corp.....................................    73,600      79,630
    Taiwan Sanyo Electric Co., Ltd.........................    23,800      17,249
    Taiwan Secom Co., Ltd..................................   124,795     355,237
    Taiwan Semiconductor Co., Ltd..........................   129,000     194,029
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR........................................   628,303  23,938,344
    Taiwan Semiconductor Manufacturing Co., Ltd............ 2,346,214  17,613,925
    Taiwan Shin Kong Security Co., Ltd.....................   124,150     134,269
    Taiwan Styrene Monomer.................................   376,164     280,340
    Taiwan Surface Mounting Technology Corp................   116,845     127,633
*   Taiwan TEA Corp........................................   395,648     200,320
#   Taiwan Union Technology Corp...........................   115,000     316,513
    Taiyen Biotech Co., Ltd................................    51,712      49,030
*   Tatung Co., Ltd........................................   467,688     546,695
    TCI Co., Ltd...........................................    29,725     416,413
    Te Chang Construction Co., Ltd.........................    17,247      11,089
    Teco Electric and Machinery Co., Ltd...................   777,000     447,056
    Tehmag Foods Corp......................................     9,700      61,095
    Test Research, Inc.....................................   107,571     149,610
    Test-Rite International Co., Ltd.......................   130,568      94,779
*   Tex-Ray Industrial Co., Ltd............................    85,000      24,661
    Thinking Electronic Industrial Co., Ltd................    48,000      96,003
    Thye Ming Industrial Co., Ltd..........................    83,125      85,417
    T-Mac Techvest PCB Co., Ltd............................    61,000      24,090
    Ton Yi Industrial Corp.................................   295,300     126,055
    Tong Hsing Electronic Industries, Ltd..................    66,009     197,220
    Tong Yang Industry Co., Ltd............................   233,640     264,194
*   Tong-Tai Machine & Tool Co., Ltd.......................   121,711      68,402
    TOPBI International Holdings, Ltd......................    28,548      83,674
    Topco Scientific Co., Ltd..............................    77,249     160,217
    Topco Technologies Corp................................    17,000      36,103
    Topkey Corp............................................    18,000      51,837
    Topoint Technology Co., Ltd............................    73,386      40,872
#   Toung Loong Textile Manufacturing......................    66,000      69,595
#   TPK Holding Co., Ltd...................................   221,000     344,575
    Trade-Van Information Services Co......................     9,000       9,410
    Transcend Information, Inc.............................    88,890     185,869
    Tripod Technology Corp.................................   233,170     563,418
*   TrueLight Corp.........................................    44,700      31,161
    Tsang Yow Industrial Co., Ltd..........................    52,000      29,619
    Tsann Kuen Enterprise Co., Ltd.........................    46,000      28,797
    TSC Auto ID Technology Co., Ltd........................    13,700      76,278
*   TSEC Corp..............................................   250,182      40,352
    TSRC Corp..............................................   310,452     286,761
    Ttet Union Corp........................................    19,000      59,777
    TTFB Co., Ltd..........................................     5,000      36,112
    TTY Biopharm Co., Ltd..................................   115,000     300,609
#   Tul Corp...............................................    21,200      29,264
    Tung Ho Steel Enterprise Corp..........................   372,654     252,797
    Tung Thih Electronic Co., Ltd..........................    32,073      65,709
    TURVO International Co., Ltd...........................    35,843      75,837

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
*   TWi Pharmaceuticals, Inc...............................    23,000 $   45,577
    TXC Corp...............................................   179,204    179,218
#   TYC Brother Industrial Co., Ltd........................   162,091    120,051
*   Tycoons Group Enterprise...............................   261,332     56,329
    Tyntek Corp............................................   132,922     65,519
    UDE Corp...............................................    37,000     28,135
    Ultra Chip, Inc........................................    27,000     33,815
    U-Ming Marine Transport Corp...........................   249,000    260,765
    Unimicron Technology Corp..............................   881,312    430,753
#   Union Bank Of Taiwan...................................   707,858    220,786
    Uni-President Enterprises Corp......................... 1,276,577  3,094,234
    Unitech Computer Co., Ltd..............................    65,000     38,397
#   Unitech Printed Circuit Board Corp.....................   332,498    140,105
    United Integrated Services Co., Ltd....................    93,000    166,515
    United Microelectronics Corp., Sponsored ADR...........   146,700    275,796
#   United Microelectronics Corp........................... 6,193,081  2,360,067
    United Orthopedic Corp.................................    36,141     43,280
    United Radiant Technology..............................    48,000     22,530
#*  United Renewable Energy Co., Ltd....................... 1,135,951    253,034
*   Unity Opto Technology Co., Ltd.........................   212,593     57,425
    Universal Cement Corp..................................   237,972    144,230
*   Universal Microelectronics Co., Ltd....................    25,000     15,924
    Universal Microwave Technology, Inc....................    25,570     57,021
*   Unizyx Holding Corp....................................   190,118     64,081
    UPC Technology Corp....................................   504,514    185,661
    Userjoy Technology Co., Ltd............................    21,999     39,833
    USI Corp...............................................   544,332    208,030
    Usun Technology Co., Ltd...............................    21,700     21,789
    Utechzone Co., Ltd.....................................    23,000     38,789
    Vanguard International Semiconductor Corp..............   330,000    610,550
    Ve Wong Corp...........................................    34,000     27,042
    VHQ Media Holdings, Ltd................................    14,000     44,568
    Victory New Materials, Ltd. Co.........................    72,050     47,242
    Visual Photonics Epitaxy Co., Ltd......................    95,757    173,048
    Vivotek, Inc...........................................    10,100     31,413
    Voltronic Power Technology Corp........................    21,150    342,345
    Wafer Works Corp.......................................   178,000    181,415
    Waffer Technology Co., Ltd.............................    56,000     29,491
*   Wah Hong Industrial Corp...............................    19,694     10,841
    Wah Lee Industrial Corp................................   115,000    180,378
    Walsin Lihwa Corp...................................... 1,195,000    594,348
#   Walsin Technology Corp.................................   200,345    846,597
    Walton Advanced Engineering, Inc.......................   178,000     59,522
    Wan Hai Lines, Ltd.....................................   330,000    161,397
    WAN HWA Enterprise Co..................................    12,813      5,101
    Waterland Financial Holdings Co., Ltd.................. 1,579,693    513,688
*   Wei Chuan Foods Corp...................................   112,000     69,092
    Weikeng Industrial Co., Ltd............................   159,022     98,364
    Well Shin Technology Co., Ltd..........................    46,160     68,253
#   Win Semiconductors Corp................................   159,141    491,538
#   Winbond Electronics Corp............................... 1,970,474    858,445
    Winmate, Inc...........................................    10,000     16,200
    Winstek Semiconductor Co., Ltd.........................    23,000     16,796
    Wintek Corp............................................   461,871      5,121
    Wisdom Marine Lines Co., Ltd...........................   197,166    188,519
    Wisechip Semiconductor, Inc............................     9,000     14,291
    Wistron Corp........................................... 1,342,017    822,715
    Wistron NeWeb Corp.....................................   159,102    371,260
    Wowprime Corp..........................................    43,000    113,607

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
TAIWAN -- (Continued)
    WPG Holdings, Ltd......................................   664,779 $    791,742
#   WT Microelectronics Co., Ltd...........................   244,089      314,851
*   WUS Printed Circuit Co., Ltd...........................   129,200       60,637
    XAC Automation Corp....................................    24,000       18,100
    Xxentria Technology Materials Corp.....................    51,211       97,804
#   Yageo Corp.............................................    66,318      680,032
    YC Co., Ltd............................................   241,041      100,726
    YC INOX Co., Ltd.......................................   173,600      138,824
    YCC Parts Manufacturing Co., Ltd.......................     7,000        7,375
    Yea Shin International Development Co., Ltd............   132,708       65,653
#   Yeong Guan Energy Technology Group Co., Ltd............    63,212       85,801
#   YFC-Boneagle Electric Co., Ltd.........................    57,000       45,990
    YFY, Inc...............................................   716,891      260,066
    Yi Jinn Industrial Co., Ltd............................   116,100       46,093
    Yieh Phui Enterprise Co., Ltd..........................   652,597      202,758
    Yonyu Plastics Co., Ltd................................    55,000       58,102
    Young Fast Optoelectronics Co., Ltd....................    50,298       24,870
    Youngtek Electronics Corp..............................    68,257       83,719
    Yuanta Financial Holding Co., Ltd...................... 3,423,167    1,664,681
    Yuanta Futures Co., Ltd................................    38,000       48,940
    Yulon Finance Corp.....................................    84,000      231,346
#   Yulon Motor Co., Ltd...................................   595,783      348,344
    Yung Chi Paint & Varnish Manufacturing Co., Ltd........    25,362       60,669
    Yungshin Construction & Development Co., Ltd...........    41,000       39,631
    YungShin Global Holding Corp...........................   100,000      128,006
    Yungtay Engineering Co., Ltd...........................   149,000      272,290
    Zeng Hsing Industrial Co., Ltd.........................    40,837      189,607
    Zenitron Corp..........................................   104,000       66,048
    Zero One Technology Co., Ltd...........................    67,000       40,544
    Zhen Ding Technology Holding, Ltd......................   271,000      620,041
    Zig Sheng Industrial Co., Ltd..........................   264,231       77,603
    Zinwell Corp...........................................   208,010      115,896
    Zippy Technology Corp..................................    70,000       65,889
    ZongTai Real Estate Development Co., Ltd...............   119,495       62,893
                                                                      ------------
TOTAL TAIWAN...............................................            219,084,647
                                                                      ------------
THAILAND -- (3.8%)
    AAPICO Hitech PCL......................................    84,120       62,931
    Advanced Info Service PCL..............................   209,500    1,238,673
    Advanced Information Technology PCL....................    43,900       27,545
    AEON Thana Sinsap Thailand PCL.........................    42,300      248,824
    Airports of Thailand PCL...............................   799,300    1,543,143
    AJ Plast PCL...........................................    60,300       17,553
    Amata Corp. PCL........................................    48,100       34,969
    Ananda Development PCL.................................   861,900      120,120
    AP Thailand PCL........................................   738,102      182,577
    Asia Aviation PCL...................................... 1,001,400      120,833
    Asia Capital Group PCL.................................    25,300        4,503
    Asia Plus Group Holdings PCL...........................   780,000       88,000
    Asia Sermkij Leasing PCL...............................    31,400       22,165
    Asian Insulators PCL...................................   955,920        6,704
    Asian Seafoods Coldstorage PCL.........................    44,600        9,821
    Bangchak Corp. PCL.....................................   536,900      534,471
    Bangkok Airways PCL....................................   412,100      145,447
    Bangkok Aviation Fuel Services PCL.....................   121,650      122,017
    Bangkok Bank PCL.......................................     9,800       62,673
    Bangkok Bank PCL.......................................    25,500      159,231
    Bangkok Expressway & Metro PCL......................... 3,156,535      809,368
    Bangkok Insurance PCL..................................     4,780       50,612

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Bangkok Land PCL....................................... 5,648,000 $  293,049
    Bangkok Life Assurance PCL.............................   257,940    247,047
    Bangkok Ranch PCL......................................   346,600     51,023
    Banpu PCL..............................................   984,600    516,804
    Banpu PCL..............................................    31,500     16,534
    Banpu Power PCL........................................   223,700    161,280
    Beauty Community PCL................................... 1,079,400    325,611
*   BEC World PCL..........................................   811,600    149,344
    Berli Jucker PCL.......................................   248,900    418,587
    Better World Green PCL................................. 1,649,500     60,208
    Big Camera Corp. PCL................................... 1,068,600     56,089
*   BJC Heavy Industries PCL...............................   137,000      9,588
    BTS Group Holdings PCL.................................   804,400    222,029
    Buriram Sugar PCL......................................    63,600     13,046
    Cal-Comp Electronics Thailand PCL...................... 1,098,044     64,260
    Carabao Group PCL......................................    61,400     83,811
    Central Pattana PCL....................................   307,900    733,759
    Central Plaza Hotel PCL................................   286,400    347,741
    CH Karnchang PCL.......................................   128,172     98,594
    Charoen Pokphand Foods PCL............................. 1,131,893    862,151
    Charoong Thai Wire & Cable PCL.........................    88,000     24,290
    Christiani & Nielsen Thai..............................    91,300      5,949
    CK Power PCL........................................... 1,364,200    205,762
    COL PCL................................................    15,200     11,005
    Com7 PCL...............................................   217,900    136,064
*   Country Group Development PCL..........................   964,600     38,991
    Country Group Holdings PCL.............................   407,500     12,784
    CP ALL PCL.............................................   965,800  1,959,278
    Delta Electronics Thailand PCL.........................   140,700    292,860
*   Demco PCL..............................................    84,400      9,369
    Dhipaya Insurance PCL..................................   160,400    113,224
    Diamond Building Products PCL..........................    29,000      4,943
    Dynasty Ceramic PCL.................................... 1,772,400    122,972
    Eastern Polymer Group PCL..............................   245,700     57,071
    Eastern Water Resources Development and Management
      PCL..................................................   210,800     70,585
    Electricity Generating PCL.............................    52,300    364,443
    Energy Absolute PCL....................................   392,100    585,489
*   Energy Earth PCL.......................................   672,000      5,550
    Erawan Group PCL (The).................................   897,100    197,551
    Esso Thailand PCL......................................   627,000    274,253
    Forth Corp. PCL........................................    74,800     15,118
    Forth Smart Service PCL................................   184,100     42,762
    Fortune Parts Industry PCL.............................    75,200      4,492
*   G J Steel PCL.......................................... 2,049,800     15,459
    GFPT PCL...............................................   242,400    104,565
    Global Power Synergy PCL...............................    97,900    170,550
    Glow Energy PCL........................................   166,100    419,634
    Golden Land Property Development PCL...................   641,100    177,922
    Grand Canal Land PCL................................... 1,223,300    108,492
    Hana Microelectronics PCL..............................   219,201    239,699
    Home Product Center PCL................................ 1,356,526    609,721
    ICC International PCL..................................    27,800     33,125
    Ichitan Group PCL......................................   437,200     52,490
    Indorama Ventures PCL..................................   537,600    879,783
*   Inter Far East Energy Corp.............................   177,400      3,111
    Interhides PCL.........................................   115,800     31,788
    Interlink Communication PCL............................    87,450     11,818
    Intouch Holdings PCL...................................    27,100     43,327
    Intouch Holdings PCL...................................    25,800     41,249

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    IRPC PCL............................................... 5,019,100 $  923,575
*   Italian-Thai Development PCL........................... 1,255,466    103,770
    Jasmine International PCL.............................. 2,388,600    371,080
    Jay Mart PCL...........................................   274,790     43,104
    JMT Network Services PCL...............................   142,000     44,121
    JWD Infologistics PCL..................................   189,700     42,060
    Kang Yong Electric PCL.................................       300      3,747
    Karmarts PCL...........................................   291,400     37,095
    Kasikornbank PCL.......................................     5,300     31,896
    Kasikornbank PCL.......................................   270,700  1,629,100
    KCE Electronics PCL....................................   331,600    372,612
    KGI Securities Thailand PCL............................   913,200    121,209
    Khon Kaen Sugar Industry PCL........................... 1,022,704    102,425
    Kiatnakin Bank PCL.....................................   186,800    401,493
    Krung Thai Bank PCL....................................   607,750    368,500
    Krungthai Card PCL.....................................   321,500    337,017
    Lam Soon Thailand PCL..................................   132,400     18,053
    Land & Houses PCL......................................    61,000     18,953
    Land & Houses PCL......................................   736,920    228,968
    Lanna Resources PCL....................................   133,700     57,674
    LH Financial Group PCL................................. 2,289,000    103,575
    Loxley PCL.............................................   552,270     34,319
    LPN Development PCL....................................   529,600    149,374
    Major Cineplex Group PCL...............................   290,400    206,740
    Malee Group PCL........................................    86,600     33,700
    Master Ad PCL..........................................   841,300     40,606
    Maybank Kim Eng Securities Thailand PCL................    93,300     34,337
    MBK PCL................................................   332,400    244,662
    MC Group PCL...........................................   226,100     82,528
*   MCOT PCL...............................................   120,300     33,568
    MCS Steel PCL..........................................   130,500     27,557
    Mega Lifesciences PCL..................................   214,500    242,647
    Millcon Steel PCL......................................   547,600     29,569
    Minor International PCL................................   464,744    511,709
    MK Restaurants Group PCL...............................    79,500    161,278
    Modernform Group PCL...................................    18,700      2,358
    Mono Technology PCL....................................   832,200     49,957
    Muangthai Capital PCL..................................   246,100    387,895
    Namyong Terminal PCL...................................   130,200     20,227
*   Nation Multimedia Group PCL............................   720,200      3,096
    Netbay PCL.............................................    45,700     44,115
    Origin Property PCL....................................   368,850    102,366
    Padaeng Industry PCL...................................    74,000     29,020
    PCS Machine Group Holding PCL..........................   188,600     39,825
    Plan B Media Pcl.......................................   465,200     91,216
    Polyplex Thailand PCL..................................   196,600     88,959
*   Precious Shipping PCL..................................   268,550     93,162
    Premier Marketing PCL..................................   152,600     40,970
*   Principal Capital PCL..................................   120,000     17,738
    Property Perfect PCL................................... 3,308,900     99,816
    Pruksa Holding PCL.....................................   515,900    314,364
    PTG Energy PCL.........................................   518,900    164,357
    PTT Exploration & Production PCL.......................   271,486  1,142,452
    PTT Global Chemical PCL................................   778,556  1,814,282
    PTT PCL................................................   287,000    441,538
    PTT PCL................................................ 3,764,500  5,791,538
    Pylon PCL..............................................   153,000     34,385
    Quality Houses PCL..................................... 2,231,813    211,399
    Raimon Land PCL........................................ 1,142,800     47,918

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Ratchaburi Electricity Generating Holding PCL..........    57,400 $   84,845
    Ratchaburi Electricity Generating Holding PCL..........    63,600     94,009
    Ratchthani Leasing PCL.................................   626,850    167,349
    Regional Container Lines PCL...........................   247,200     41,014
    Robinson PCL...........................................    71,400    140,538
    Rojana Industrial Park PCL.............................   713,432    116,215
    RS PCL.................................................   300,800    146,997
    S 11 Group PCL.........................................    82,400     18,767
    Saha Pathana Inter-Holding PCL.........................    18,700     37,513
    Sahamitr Pressure Container PCL........................    49,200     20,185
    Sahaviriya Steel Industries PCL........................ 5,877,500      1,667
    Samart Corp. PCL.......................................   200,900     43,331
*   Samart Digital Public Co., Ltd......................... 1,001,300     12,082
    Samart Telcoms PCL.....................................   219,900     53,068
    Sansiri PCL............................................ 4,477,133    212,039
    Sappe PCL..............................................   138,200     88,798
    SC Asset Corp. PCL..................................... 1,181,796    121,210
    Scan Inter PCL.........................................   182,200     26,492
*   SCG Ceramics PCL.......................................   262,386     20,896
    SEAFCO PCL.............................................   109,400     31,516
    Sena Development PCL...................................   438,450     47,879
    Siam Cement PCL (The)..................................    36,200    456,458
    Siam Cement PCL (The)..................................    72,450    913,547
    Siam City Cement PCL...................................    22,043    159,587
    Siam Commercial Bank PCL (The).........................   198,000    821,267
    Siam Future Development PCL............................   532,450    123,676
    Siam Global House PCL..................................   273,801    154,452
    Siam Wellness Group Pcl................................   164,500     65,998
    Siamgas & Petrochemicals PCL...........................   711,800    227,604
*   Singha Estate PCL...................................... 2,207,200    209,068
    SNC Former PCL.........................................    84,700     36,026
    Somboon Advance Technology PCL.........................   131,150     80,312
    SPCG PCL...............................................   286,700    174,701
    Sri Ayudhya Capital PCL................................    28,900     38,577
    Sri Trang Agro-Industry PCL............................   619,300    334,403
    Sriracha Construction PCL..............................    60,500     22,265
    Srisawad Corp. PCL.....................................   298,172    400,261
    Srithai Superware PCL..................................   898,400     32,521
    Srivichai Vejvivat PCL.................................    44,400      9,978
    Star Petroleum Refining PCL............................ 1,124,000    478,081
*   Stars Microelectronics Thailand PCL....................    97,600      6,595
*   STP & I PCL............................................   452,980     65,590
    Supalai PCL............................................   417,825    276,029
*   Super Energy Corp. PCL................................. 8,886,400    187,646
    Susco PCL..............................................    46,500      4,124
    SVI PCL................................................   632,685    106,879
*   Symphony Communication PCL.............................    21,333      3,411
    Syntec Construction PCL................................   483,700     53,112
    Taokaenoi Food & Marketing PCL.........................   435,700    169,548
    Tapaco PCL.............................................   148,400     30,217
*   Tata Steel Thailand PCL................................ 1,594,700     33,193
*   Thai Airways International PCL.........................   516,700    202,627
    Thai Central Chemical PCL..............................    23,300     24,600
    Thai Metal Trade PCL...................................    94,800     40,322
    Thai Oil PCL...........................................   659,700  1,686,563
    Thai Reinsurance PCL................................... 1,003,700     30,580
    Thai Solar Energy PCL..................................   311,360     24,796
    Thai Stanley Electric PCL..............................    11,300     82,151
    Thai Union Group PCL...................................   447,832    224,254

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
THAILAND -- (Continued)
    Thai Vegetable Oil PCL.................................    285,100 $   242,959
    Thai Wah PCL...........................................    179,500      45,755
    Thaicom PCL............................................    408,400     105,334
    Thaifoods Group PCL....................................  1,145,900     134,812
    Thaire Life Assurance PCL..............................    194,200      43,937
    Thanachart Capital PCL.................................    367,900     585,422
    Thitikorn PCL..........................................    153,300      49,481
    Thoresen Thai Agencies PCL.............................    539,656     109,071
    Tipco Asphalt PCL......................................    186,600      82,183
    TIPCO Foods PCL........................................    152,700      41,457
    Tisco Financial Group PCL..............................    156,000     370,588
    TMB Bank PCL...........................................  4,351,000     299,254
    Total Access Communication PCL.........................    272,200     390,030
    Total Access Communication PCL.........................    324,200     464,540
    TPC Power Holdings Co., Ltd............................     47,400      15,014
    TPI Polene PCL.........................................  3,368,500     182,905
    TPI Polene Power PCL...................................    442,800      80,145
    TRC Construction PCL...................................    483,420       8,166
    True Corp. PCL.........................................  4,961,820     883,099
*   TTCL PCL...............................................     34,610       8,874
*   TTCL PCL...............................................     25,329       6,495
    TTW PCL................................................    957,600     355,309
*   U City PCL............................................. 17,722,400      16,038
    Unique Engineering & Construction PCL..................    508,650     193,333
    United Paper PCL.......................................    212,500      69,231
    Univanich Palm Oil PCL.................................     84,700      17,247
    Univentures PCL........................................    748,500     165,957
    Vanachai Group PCL.....................................    403,920      85,902
    VGI Global Media PCL...................................  1,221,900     278,291
    Vinythai PCL...........................................    115,800      77,899
    WHA Corp. PCL..........................................  2,052,200     255,055
    Workpoint Entertainment PCL............................    123,460     117,315
                                                                       -----------
TOTAL THAILAND.............................................             51,404,374
                                                                       -----------
TURKEY -- (1.0%)
    Adana Cimento Sanayii TAS, Class A.....................     21,718      21,633
#*  Afyon Cimento Sanayi TAS...............................     15,717      12,701
    Akbank Turk A.S........................................    731,675     865,268
    Akcansa Cimento A.S....................................     28,569      38,629
*   Akenerji Elektrik Uretim A.S...........................    134,047      14,150
#   Aksa Akrilik Kimya Sanayii A.S.........................     72,613     117,645
*   Aksa Enerji Uretim A.S.................................     64,248      43,765
    Aksigorta A.S..........................................     59,107      36,247
    Alarko Holding A.S.....................................     72,635      25,612
#   Alkim Alkali Kimya A.S.................................     14,176      63,117
    Anadolu Anonim Turk Sigorta Sirketi....................    121,131      96,612
    Anadolu Cam Sanayii A.S................................    100,281      54,236
    Anadolu Hayat Emeklilik A.S............................     43,484      45,567
#   Arcelik A.S............................................     91,261     253,827
    AvivaSA Emeklilik ve Hayat A.S., Class A...............      6,177      12,824
    Aygaz A.S..............................................     32,277      70,306
*   Bagfas Bandirma Gubre Fabrikalari A.S..................     20,348      19,253
*   Baticim Bati Anadolu Cimento Sanayii A.S...............      8,123       3,353
*   Bera Holding A.S.......................................    234,423      67,671
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S......     66,474      20,098
    BIM Birlesik Magazalar A.S.............................     59,149     840,828
    Bolu Cimento Sanayii A.S...............................     50,000      34,926
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........     49,300      68,464
    Borusan Yatirim ve Pazarlama A.S.......................      1,351       9,073

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 TURKEY -- (Continued)
 *   Boyner Perakende Ve Tekstil Yatirimlari A.S............   8,225 $    6,753
 *   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S........   8,349      9,000
     Bursa Cimento Fabrikasi A.S............................  21,491     18,597
     Celebi Hava Servisi A.S................................   1,714     16,678
     Cimsa Cimento Sanayi VE Ticaret A.S....................  36,631     49,239
     Coca-Cola Icecek A.S...................................  37,661    185,942
 *   Dogan Sirketler Grubu Holding A.S...................... 524,020    102,366
 #   Dogus Otomotiv Servis ve Ticaret A.S...................  36,136     32,359
 #   Eczacibasi Yatirim Holding Ortakligi A.S...............  14,833     17,764
     EGE Endustri VE Ticaret A.S............................   1,013     71,330
     EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
       Sanayi ve Ticaret A.S................................  66,633     35,463
     Enka Insaat ve Sanayi A.S.............................. 136,718    114,253
 #   Erbosan Erciyas Boru Sanayii ve Ticaret A.S............   3,472     38,444
     Eregli Demir ve Celik Fabrikalari TAS.................. 373,272    605,749
 #*  Fenerbahce Futbol A.S..................................  20,253     25,729
     Ford Otomotiv Sanayi A.S...............................  25,420    272,974
 *   Global Yatirim Holding A.S............................. 208,510     92,475
 #   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S....   1,802     10,071
 #   Goodyear Lastikleri TAS................................ 109,701     66,805
 #*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.......... 101,887     42,671
 #*  GSD Holding AS......................................... 225,737     28,321
 *   Gubre Fabrikalari TAS..................................  17,211      9,154
     Hektas Ticaret TAS.....................................  36,732     58,584
     Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
       Ticaret A.S..........................................  14,773     14,903
 #*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S...  37,047     28,964
 *   Is Finansal Kiralama A.S...............................  32,181     12,483
     Is Yatirim Menkul Degerler A.S., Class A...............  66,365     24,123
 #*  Izmir Demir Celik Sanayi A.S...........................  75,146     23,434
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class A.............................................. 147,030     56,415
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class B..............................................  57,973     22,211
 #*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class D.............................................. 515,436    282,531
 #*  Karsan Otomotiv Sanayii Ve Ticaret A.S................. 292,658     60,157
     Kartonsan Karton Sanayi ve Ticaret A.S.................     381     22,141
     KOC Holding A.S........................................ 205,439    573,893
     Kordsa Teknik Tekstil A.S..............................  40,281     78,077
 *   Koza Altin Isletmeleri A.S.............................  19,372    156,148
 *   Metro Ticari ve Mali Yatirimlar Holding A.S............ 114,827     16,048
 *   Migros Ticaret A.S.....................................  19,284     50,471
 *   Netas Telekomunikasyon A.S.............................   3,312      4,165
     Nuh Cimento Sanayi A.S.................................  29,066     43,879
 #*  Pegasus Hava Tasimaciligi A.S..........................  22,519     80,990
     Petkim Petrokimya Holding A.S.......................... 375,467    341,761
     Polisan Holding A.S....................................   9,430     10,137
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.....  74,676     43,843
 *   Sasa Polyester Sanayi A.S..............................  53,088     78,967
 #*  Sekerbank Turk AS...................................... 245,472     40,502
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S...............  63,489     34,314
     Soda Sanayii A.S.......................................  98,999    120,056
 #   Tat Gida Sanayi A.S....................................  36,308     24,587
     TAV Havalimanlari Holding A.S..........................  95,830    398,973
     Tekfen Holding A.S.....................................  87,658    333,723
     Tofas Turk Otomobil Fabrikasi A.S......................  65,273    246,371
 #   Trakya Cam Sanayii A.S................................. 270,547    158,397
 *   Tumosan Motor ve Traktor Sanayi A.S....................   1,411      1,121
     Tupras Turkiye Petrol Rafinerileri A.S.................  46,549  1,098,261
 #   Turcas Petrol A.S......................................  85,228     21,094
 *   Turk Telekomunikasyon A.S.............................. 149,160     85,593
     Turk Traktor ve Ziraat Makineleri A.S..................  14,113     91,807
     Turkcell Iletisim Hizmetleri A.S....................... 465,366    946,994

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
TURKEY -- (Continued)
    Turkcell Iletisim Hizmetleri A.S., ADR.................    24,748 $      127,700
    Turkiye Garanti Bankasi A.S............................   788,347        991,676
    Turkiye Halk Bankasi A.S...............................   218,619        241,766
    Turkiye Is Bankasi, Class C............................   528,302        378,105
    Turkiye Sinai Kalkinma Bankasi A.S..................... 1,069,913        136,105
    Turkiye Sise ve Cam Fabrikalari A.S....................   323,129        273,658
    Turkiye Vakiflar Bankasi TAO, Class D..................   174,105        106,819
*   Ulker Biskuvi Sanayi A.S...............................    70,040        185,202
#*  Vestel Elektronik Sanayi ve Ticaret A.S................    35,064         41,804
#*  Yapi ve Kredi Bankasi A.S..............................   372,970        108,164
#*  Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S............    70,507         48,808
*   Zorlu Enerji Elektrik Uretim A.S.......................   192,146         38,183
                                                                      --------------
TOTAL TURKEY...............................................               13,052,050
                                                                      --------------
TOTAL COMMON STOCKS........................................            1,279,654,334
                                                                      --------------
PREFERRED STOCKS -- (2.3%)
BRAZIL -- (2.2%)
    AES Tiete Energia SA...................................       486            268
    Banco ABC Brasil S.A...................................    50,416        219,058
    Banco Bradesco SA......................................   300,164      2,766,526
    Banco do Estado do Rio Grande do Sul SA, Class B.......   142,873        762,450
    Banco Pan SA...........................................   111,232         53,800
*   Centrais Eletricas Brasileiras SA, Class B.............    88,200        630,423
    Centrais Eletricas Santa Catarina......................     7,850         84,374
    Cia Brasileira de Distribuicao.........................    69,414      1,458,972
    Cia de Gas de Sao Paulo, Class A.......................    16,353        237,726
    Cia de Saneamento do Parana............................   187,095        506,763
    Cia de Transmissao de Energia Eletrica Paulista........    23,735        416,789
    Cia Energetica de Minas Gerais.........................   379,503      1,124,792
    Cia Energetica de Sao Paulo, Class B...................   106,900        570,191
    Cia Energetica do Ceara, Class A.......................     7,082         89,060
    Cia Ferro Ligas da Bahia--FERBASA......................    28,500        144,740
    Cia Paranaense de Energia..............................    51,526        363,167
    Eucatex SA Industria e Comercio........................     6,800          8,040
    Gerdau SA..............................................   209,400        914,912
    Grazziotin SA..........................................     3,000         18,670
    Itau Unibanco Holding SA...............................   673,067      8,907,309
    Lojas Americanas SA....................................   157,735        796,834
    Marcopolo SA...........................................   325,188        343,407
    Petroleo Brasileiro SA.................................   927,451      6,883,299
    Randon SA Implementos e Participacoes..................   143,526        306,220
    Telefonica Brasil SA...................................    56,369        654,647
    Unipar Carbocloro SA...................................    34,300        390,789
    Usinas Siderurgicas de Minas Gerais SA, Class A........   285,660        789,086
                                                                      --------------
TOTAL BRAZIL...............................................               29,442,312
                                                                      --------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B..........................    76,479        169,917
    Embotelladora Andina SA, Class B.......................    45,267        158,818
    Sociedad Quimica y Minera de Chile SA, Class B.........     1,041         44,984
                                                                      --------------
TOTAL CHILE................................................                  373,719
                                                                      --------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA....................................   273,416        167,727
    Banco Davivienda SA....................................    39,534        380,665
    Bancolombia SA.........................................     9,841         92,006

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares      Value>>
                                                              --------- --------------
COLOMBIA -- (Continued)
      Grupo Argos SA.........................................    11,723 $       47,336
      Grupo Aval Acciones y Valores SA.......................   537,790        188,757
      Grupo de Inversiones Suramericana SA...................    25,457        232,469
                                                                        --------------
TOTAL COLOMBIA...............................................                1,108,960
                                                                        --------------
TOTAL PREFERRED STOCKS.......................................               30,924,991
                                                                        --------------
RIGHTS/WARRANTS -- (0.0%)
CHILE -- (0.0%)
*     Banco de Credito e Inversiones SA Rights 11/29/18......     1,021          2,932
*     SACI Falabella Rights 11/13/18.........................     5,464            550
                                                                        --------------
TOTAL CHILE..................................................                    3,482
                                                                        --------------
MALAYSIA -- (0.0%)
*     Gabungan AQRS Bhd Warrants 09/26/23....................    29,725          2,344
                                                                        --------------
POLAND -- (0.0%)
*     Hawe SA Rights 09/30/15................................    30,550              0
                                                                        --------------
SOUTH KOREA -- (0.0%)
*     Barun Electronics Co., Ltd. Rights 11/29/18............     8,038            508
*     SK Securities Co., Ltd. Rights 12/04/18................    44,685          6,901
                                                                        --------------
TOTAL SOUTH KOREA............................................                    7,409
                                                                        --------------
TAIWAN -- (0.0%)
*     Jourdeness Group, Ltd. Rights 11/12/18.................       419              0
*     Sunplus Technology Co., Ltd. Rights 10/24/18...........     2,486              0
*     Taichung Commercial Bank Rights 11/26/18...............    43,115              0
*     Taishin financial Holding Co., Ltd. Rights 11/22/18....    44,112          4,277
*     Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....    55,053          1,067
*     Yulon Finance Corp. Rights 10/05/18....................    22,139              0
                                                                        --------------
TOTAL TAIWAN.................................................                    5,344
                                                                        --------------
THAILAND -- (0.0%)
*     BTS Group Holdings PCL Warrants 08/01/19...............   115,700              0
*     JMT Network Services PCLWarrants 08/27/21..............    27,700          1,705
*     VGI Global Media PCL Warrents 09/10/22.................   253,080          3,054
                                                                        --------------
TOTAL THAILAND...............................................                    4,759
                                                                        --------------
TOTAL RIGHTS/WARRANTS........................................                   23,338
                                                                        --------------
TOTAL INVESTMENT SECURITIES..................................            1,310,602,663
                                                                        --------------
                                                                           Value+
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (2.0%)
@(S)  DFA Short Term Investment Fund......................... 2,305,846     26,678,641
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,243,884,887)..........           $1,337,281,304
                                                                        ==============

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                 Level 1      Level 2    Level 3     Total
                               ------------ ------------ ------- --------------
Common Stocks
   Brazil..................... $ 97,423,528           --   --    $   97,423,528
   Chile......................    6,000,491 $ 13,397,546   --        19,398,037
   China......................   45,965,658  177,939,912   --       223,905,570
   Colombia...................    6,645,339           --   --         6,645,339
   Czech Republic.............           --    3,123,236   --         3,123,236
   Egypt......................       10,822      930,615   --           941,437
   Greece.....................           --    2,963,226   --         2,963,226
   Hong Kong..................           --       14,353   --            14,353
   Hungary....................           --    5,207,748   --         5,207,748
   India......................    3,080,865  139,489,246   --       142,570,111
   Indonesia..................    2,287,327   34,122,340   --        36,409,667
   Malaysia...................           --   37,831,302   --        37,831,302
   Mexico.....................   48,248,462        1,086   --        48,249,548
   Peru.......................    3,718,053          204   --         3,718,257
   Philippines................      288,364   16,330,612   --        16,618,976
   Poland.....................           --   22,718,920   --        22,718,920
   Russia.....................    8,992,323   11,228,551   --        20,220,874
   Singapore..................           --       13,860   --            13,860
   South Africa...............    9,760,949   80,953,519   --        90,714,468
   South Korea................    6,103,038  211,321,768   --       217,424,806
   Taiwan.....................   27,474,584  191,610,063   --       219,084,647
   Thailand...................   51,384,246       20,128   --        51,404,374
   Turkey.....................      127,700   12,924,350   --        13,052,050
Preferred Stocks
   Brazil.....................   29,442,312           --   --        29,442,312
   Chile......................           --      373,719   --           373,719
   Colombia...................    1,108,960           --   --         1,108,960
Rights/Warrants
   Chile......................           --        3,482   --             3,482
   Malaysia...................           --        2,344   --             2,344
   South Korea................           --        7,409   --             7,409
   Taiwan.....................           --        5,344   --             5,344
   Thailand...................           --        4,759   --             4,759
Securities Lending Collateral            --   26,678,641   --        26,678,641
                               ------------ ------------   --    --------------
TOTAL......................... $348,063,021 $989,218,283   --    $1,337,281,304
                               ============ ============   ==    ==============


                See accompanying Notes to Financial Statements.

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares  Value>>
                                                            ------- --------
COMMON STOCKS -- (97.6%)
BRAZIL -- (8.9%)
    AES Tiete Energia SA...................................  18,753 $ 51,903
    Alupar Investimento SA.................................   5,800   27,274
    Ambev SA, ADR.......................................... 113,228  490,277
    Arezzo Industria e Comercio SA.........................   1,400   17,832
    Atacadao Distribuicao Comercio e Industria, Ltd........  20,793   85,150
*   B2W Cia Digital........................................   5,300   49,133
    B3 SA -- Brasil Bolsa Balcao...........................  25,395  181,105
    Banco Bradesco SA, ADR.................................  75,418  691,580
    Banco Bradesco SA......................................  17,590  142,979
    Banco BTG Pactual SA...................................   8,800   46,749
    Banco do Brasil SA.....................................  32,100  368,742
    Banco Santander Brasil SA..............................  13,300  150,816
    BB Seguridade Participacoes SA.........................  37,254  265,078
    BR Properties SA.......................................   5,600   11,752
    BrasilAgro -- Co. Brasileira de Propriedades Agricolas.   3,900   14,881
    Braskem SA, Sponsored ADR..............................   4,311  120,104
*   BRF SA.................................................  24,870  146,353
    CCR SA................................................. 114,267  336,829
    Cia de Locacao das Americas............................   4,133   34,106
    Cia de Saneamento Basico do Estado de Sao Paulo........  25,400  190,764
    Cia de Saneamento de Minas Gerais-COPASA...............   6,000   82,709
    Cia de Saneamento do Parana............................   1,300   18,042
    Cia Energetica de Minas Gerais.........................   9,600   28,582
    Cia Hering.............................................   2,800   17,042
*   Cia Siderurgica Nacional SA............................  41,000  105,433
    Cielo SA...............................................  59,150  209,803
*   Cosan Logistica SA.....................................   6,300   21,567
    Cosan SA...............................................   7,300   63,261
    CVC Brasil Operadora e Agencia de Viagens SA...........   3,500   53,231
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes........................................  19,400   76,109
    Duratex SA.............................................  27,667   85,421
    Embraer SA, Sponsored ADR..............................  17,964  400,058
    Equatorial Energia SA..................................   8,400  153,464
    Estacio Participacoes SA...............................   8,400   52,208
*   Even Construtora e Incorporadora SA....................  25,200   32,435
    Ez Tec Empreendimentos e Participacoes SA..............   7,400   47,683
    Fleury SA..............................................  10,200   57,146
*   Gafisa SA..............................................   6,200   19,659
#*  Gol Linhas Aereas Inteligentes SA, ADR.................   2,589   25,657
    Grendene SA............................................  16,100   31,538
    Hypermarcas SA.........................................  18,900  151,241
    Iguatemi Empresa de Shopping Centers SA................   1,900   19,840
    Instituto Hermes Pardini SA............................   2,600   10,640
    Iochpe-Maxion SA.......................................   7,900   41,140
    Itau Unibanco Holding SA...............................   4,500   51,258
    Klabin SA..............................................  69,300  347,664
    Light SA...............................................   9,400   42,106
    Localiza Rent a Car SA.................................  47,700  368,501
    Lojas Renner SA........................................  63,045  636,972
    Magazine Luiza SA......................................   4,400  199,575
    Marcopolo SA...........................................  16,000   12,941
*   Marisa Lojas SA........................................   7,700   10,759
    Movida Participacoes SA................................   9,700   20,565
    MRV Engenharia e Participacoes SA......................  36,047  122,433
    Multiplan Empreendimentos Imobiliarios SA..............   5,000   30,902
    Multiplus SA...........................................   2,884   19,560
    Natura Cosmeticos SA...................................  24,523  214,753

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
BRAZIL -- (Continued)
    Odontoprev SA..........................................    24,352 $   86,506
*   Petro Rio SA...........................................       800     25,581
    Porto Seguro SA........................................    13,700    200,190
    QGEP Participacoes SA..................................    13,400     43,208
    Qualicorp Consultoria e Corretora de Seguros SA........    29,500    114,148
    Raia Drogasil SA.......................................    19,500    329,166
*   Rumo SA................................................    45,300    202,672
    Sao Carlos Empreendimentos e Participacoes SA..........     1,400     12,038
    SLC Agricola SA........................................     3,800     58,284
    Smiles Fidelidade SA...................................     3,100     31,029
    Sul America SA.........................................    36,218    241,356
    Suzano Papel e Celulose SA.............................    24,100    245,112
    Telefonica Brasil SA, ADR..............................    15,699    182,108
    TIM Participacoes SA, ADR..............................     4,579     70,837
    TIM Participacoes SA...................................     3,600     11,212
    Transmissora Alianca de Energia Eletrica SA............    24,500    146,546
#   Ultrapar Participacoes SA, Sponsored ADR...............    27,910    329,338
    Via Varejo SA..........................................     6,300     28,559
                                                                      ----------
TOTAL BRAZIL...............................................            9,663,195
                                                                      ----------
CHILE -- (1.4%)
    Aguas Andinas SA, Class A..............................   149,657     78,190
#   Banco de Chile, ADR....................................       959     79,429
    Banco de Credito e Inversiones SA......................     1,604    100,432
    Banco Santander Chile, ADR.............................     3,355     98,838
    Besalco SA.............................................    28,213     22,635
    CAP SA.................................................     3,979     38,314
    Cencosud SA............................................    81,539    167,169
    Cia Cervecerias Unidas SA, Sponsored ADR...............     5,981    149,944
*   Cia Sud Americana de Vapores SA........................   336,888     10,061
    Empresa Nacional de Telecomunicaciones SA..............     5,841     42,251
*   Empresas AquaChile SA..................................    15,609     10,714
    Empresas CMPC SA.......................................    34,002    116,873
    Empresas Lipigas SA....................................     1,142      9,131
    Enel Americas SA.......................................   699,718    109,491
    Enel Americas SA.......................................    60,697      9,566
    Enel Chile SA, ADR.....................................     5,300     22,790
    Forus SA...............................................     2,738      7,339
    Grupo Security SA......................................    28,107     11,576
    Hortifrut SA...........................................     3,062      8,872
    Inversiones Aguas Metropolitanas SA....................    39,707     54,668
    Itau CorpBanca......................................... 3,346,917     30,931
    Itau CorpBanca, ADR....................................     2,300     29,808
    Multiexport Foods SA...................................    31,596     16,354
    Parque Arauco SA.......................................    12,180     27,571
    Ripley Corp. SA........................................    55,490     46,930
    SACI Falabella.........................................    13,415    101,199
    Salfacorp SA...........................................    17,643     24,990
*   SMU SA.................................................    36,026      9,514
    Sociedad Matriz SAAM SA................................   216,971     18,647
    Socovesa SA............................................    15,493      8,060
    SONDA SA...............................................    45,997     65,790
    Vina Concha y Toro SA..................................    20,785     39,119
                                                                      ----------
TOTAL CHILE................................................            1,567,196
                                                                      ----------
CHINA -- (17.3%)
*   21Vianet Group, Inc., ADR..............................     2,700     29,363
    3SBio, Inc.............................................    19,000     27,777

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
*   51job, Inc., ADR.......................................       517 $   31,749
*   58.com, Inc., ADR......................................     1,398     91,695
    AAC Technologies Holdings, Inc.........................    14,000    106,642
    Agile Group Holdings, Ltd..............................    50,000     57,447
    Agricultural Bank of China, Ltd., Class H..............   307,000    135,135
*   Alibaba Group Holding, Ltd., Sponsored ADR.............     8,504  1,209,949
*   Alibaba Health Information Technology, Ltd.............    46,000     37,313
*   Alibaba Pictures Group, Ltd............................   170,000     23,491
    Angang Steel Co., Ltd., Class H........................    26,000     22,234
    ANTA Sports Products, Ltd..............................    15,000     61,928
*   Anton Oilfield Services Group..........................   128,000     18,100
    Ausnutria Dairy Corp., Ltd.............................    17,000     15,485
    AviChina Industry & Technology Co., Ltd., Class H......   107,000     71,452
    BAIC Motor Corp., Ltd., Class H........................    85,000     47,984
*   Baidu, Inc., Sponsored ADR.............................     1,544    293,453
    Bank of China, Ltd., Class H...........................   672,000    286,300
    Bank of Chongqing Co., Ltd., Class H...................    13,500      7,807
    Bank of Communications Co., Ltd., Class H..............    99,000     74,374
*   Baozun, Inc., Sponsored ADR............................       229      9,116
    BBMG Corp., Class H....................................   122,000     33,749
    Beijing Capital International Airport Co., Ltd.,
      Class H..............................................    36,000     39,083
    Beijing Capital Land, Ltd., Class H....................    36,000     12,224
    Beijing Enterprises Holdings, Ltd......................     9,500     51,509
    Beijing Enterprises Water Group, Ltd...................   140,000     71,492
*   Bitauto Holdings, Ltd., ADR............................     1,100     21,010
    Bosideng International Holdings, Ltd...................    92,000     12,951
    Brilliance China Automotive Holdings, Ltd..............    56,000     49,125
#   BYD Co., Ltd., Class H.................................     7,500     48,246
    BYD Electronic International Co., Ltd..................    25,500     30,007
    C C Land Holdings, Ltd.................................    56,000     13,307
#   Canvest Environmental Protection Group Co., Ltd........    14,000      7,449
*   CAR, Inc...............................................    26,000     20,668
#*  Carnival Group International Holdings, Ltd.............   270,000      4,893
    Central China Real Estate, Ltd.........................    51,000     18,636
    CGN Power Co., Ltd., Class H...........................   269,000     61,864
    Changyou.com, Ltd., ADR................................       800     10,704
    Chaowei Power Holdings, Ltd............................    21,000      9,041
*   Cheetah Mobile, Inc., ADR..............................     1,696     16,163
    China Agri-Industries Holdings, Ltd....................    51,000     17,093
    China Aircraft Leasing Group Holdings, Ltd.............    10,500     10,646
    China Aoyuan Property Group, Ltd.......................    24,000     14,089
    China BlueChemical, Ltd., Class H......................    60,000     20,568
    China CITIC Bank Corp., Ltd., Class H..................   101,000     62,603
    China Communications Construction Co., Ltd., Class H...    34,000     31,175
    China Communications Services Corp., Ltd., Class H.....    80,000     64,830
    China Conch Venture Holdings, Ltd......................    40,500    113,950
    China Construction Bank Corp., Class H................. 1,315,000  1,043,514
    China Datang Corp. Renewable Power Co., Ltd.,
      Class H..............................................    76,000      9,321
    China Dongxiang Group Co., Ltd.........................   123,000     19,002
    China Eastern Airlines Corp., Ltd., Class H............    28,000     15,540
    China Energy Engineering Corp., Ltd., Class H..........   112,000     10,870
    China Everbright Bank Co., Ltd., Class H...............    46,000     20,532
    China Everbright, Ltd..................................    46,000     81,572
    China Evergrande Group.................................    63,000    151,060
    China Foods, Ltd.......................................    40,000     18,782
    China Galaxy Securities Co., Ltd., Class H.............    98,000     49,369
    China Gas Holdings, Ltd................................    18,000     57,139
    China Harmony New Energy Auto Holding, Ltd.............    29,000     11,547
#   China High Speed Transmission Equipment
       Group Co., Ltd......................................    15,000     13,983

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
CHINA -- (Continued)
    China Huarong Asset Management Co., Ltd., Class H...... 345,000 $ 62,640
    China International Capital Corp., Ltd., Class H.......  10,800   17,789
#   China International Marine Containers Group Co.,
      Ltd., Class H........................................  13,900   12,272
    China Jinmao Holdings Group, Ltd....................... 130,000   54,775
    China Lesso Group Holdings, Ltd........................  28,000   14,791
    China Life Insurance Co., Ltd., Class H................  47,000   94,178
    China Lilang, Ltd......................................  14,000   11,544
    China Machinery Engineering Corp., Class H.............  38,000   17,338
    China Medical System Holdings, Ltd.....................  42,000   50,167
    China Mengniu Dairy Co., Ltd...........................  22,000   65,095
    China Merchants Bank Co., Ltd., Class H................  40,000  154,455
    China Merchants Land, Ltd..............................  98,000   12,667
    China Merchants Port Holdings Co., Ltd.................  10,000   17,033
#*  China Metal Resources Utilization, Ltd.................  36,000   20,675
    China Minsheng Banking Corp., Ltd., Class H............  56,500   41,719
    China Mobile, Ltd......................................  23,000  215,461
*   China Modern Dairy Holdings, Ltd.......................  71,000    8,893
    China Molybdenum Co., Ltd., Class H....................  84,000   31,368
    China Oil & Gas Group, Ltd............................. 260,000   17,916
    China Oilfield Services, Ltd., Class H.................  38,000   35,455
    China Overseas Land & Investment, Ltd.................. 100,000  314,384
    China Overseas Property Holdings, Ltd..................  70,000   16,511
    China Pacific Insurance Group Co., Ltd., Class H.......  22,000   82,135
    China Petroleum & Chemical Corp., Class H.............. 340,000  276,956
    China Railway Construction Corp., Ltd., Class H........  54,500   69,215
    China Railway Group, Ltd., Class H.....................  65,000   58,091
    China Railway Signal & Communication Corp., Ltd.,
      Class H..............................................  37,000   24,914
    China Reinsurance Group Corp., Class H................. 169,000   32,388
    China Resources Beer Holdings Co., Ltd.................  14,000   48,785
    China Resources Cement Holdings, Ltd...................  26,000   23,080
    China Resources Gas Group, Ltd.........................  38,000  145,652
    China Resources Land, Ltd..............................  32,000  108,838
    China Resources Pharmaceutical Group, Ltd..............  40,000   58,769
    China Sanjiang Fine Chemicals Co., Ltd.................  27,000    6,184
    China SCE Group Holdings, Ltd..........................  42,000   14,358
#*  China Shengmu Organic Milk, Ltd........................  97,000    3,905
    China Shineway Pharmaceutical Group, Ltd...............  13,000   15,182
*   China Silver Group, Ltd................................  48,000    5,959
    China Singyes Solar Technologies Holdings, Ltd.........  35,000    9,596
    China South City Holdings, Ltd......................... 102,000   14,992
    China State Construction International Holdings, Ltd...  40,000   28,604
    China Suntien Green Energy Corp., Ltd., Class H........  69,000   17,641
    China Taiping Insurance Holdings Co., Ltd..............  52,200  175,339
    China Telecom Corp., Ltd., Class H..................... 160,000   75,701
    China Traditional Chinese Medicine Holdings Co., Ltd...  60,000   38,309
    China Travel International Investment Hong Kong, Ltd...  60,000   16,129
    China Unicom Hong Kong, Ltd............................ 176,000  184,087
*   China Unienergy Group, Ltd.............................   8,000   12,891
    China Vanke Co., Ltd., Class H.........................  49,400  152,542
    China Water Affairs Group, Ltd.........................  30,000   27,151
    China ZhengTong Auto Services Holdings, Ltd............  25,000   11,998
#   China Zhongwang Holdings, Ltd..........................  84,800   37,735
    Chinasoft International, Ltd...........................  70,000   41,250
    Chongqing Rural Commercial Bank Co., Ltd., Class H.....  67,000   37,010
    CIFI Holdings Group Co., Ltd........................... 142,000   59,577
    CIMC Enric Holdings, Ltd...............................  24,000   18,449
    CITIC Securities Co., Ltd., Class H....................  20,000   35,310
    Citychamp Watch & Jewellery Group, Ltd.................  52,000   10,683
    Cogobuy Group..........................................  20,000    6,836

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
CHINA -- (Continued)
*   Comba Telecom Systems Holdings, Ltd....................  88,000 $ 12,398
#   Consun Pharmaceutical Group, Ltd.......................  14,000    9,745
#*  COSCO SHIPPING Development Co., Ltd., Class H.......... 118,000   12,072
    COSCO SHIPPING Energy Transportation Co., Ltd.,
      Class H..............................................  36,000   19,724
#   COSCO SHIPPING International Hong Kong Co., Ltd........  34,000   11,687
    Country Garden Holdings Co., Ltd....................... 213,000  229,222
*   Country Garden Services Holdings Co., Ltd..............  22,977   29,957
    CPMC Holdings, Ltd.....................................  31,000   10,213
#   CRRC Corp., Ltd., Class H..............................  49,000   43,035
*   CSC Financial Co., Ltd., Class H.......................  18,000   10,216
    CSPC Pharmaceutical Group, Ltd.........................  52,000  110,802
*   Ctrip.com International, Ltd., ADR.....................   4,157  138,345
    Dali Foods Group Co., Ltd..............................  26,500   18,946
*   Digital China Holdings, Ltd............................  35,000   16,798
    Dongfeng Motor Group Co., Ltd., Class H................  74,000   73,120
*   eHi Car Services, Ltd., Sponsored ADR..................   1,723   20,797
    ENN Energy Holdings, Ltd...............................  18,700  159,559
*   Fang Holdings, Ltd., ADR...............................   6,544   13,284
    Far East Horizon, Ltd..................................  42,000   40,797
    Fu Shou Yuan International Group, Ltd..................  24,000   18,444
    Fufeng Group, Ltd......................................  38,000   16,127
#   Fullshare Holdings, Ltd................................ 205,000   79,731
    Future Land Development Holdings, Ltd..................  66,000   38,071
    Fuyao Glass Industry Group Co., Ltd., Class H..........   4,000   11,824
*   GCL New Energy Holdings, Ltd........................... 250,000    8,332
#*  GCL-Poly Energy Holdings, Ltd.......................... 348,000   20,679
    Geely Automobile Holdings, Ltd.........................  81,000  156,087
    Gemdale Properties & Investment Corp., Ltd............. 204,000   18,831
#   Genertec Universal Medical Group Co., Ltd..............  40,500   31,535
*   Genscript Biotech Corp.................................   8,000   12,367
    GF Securities Co., Ltd., Class H.......................  28,600   37,055
    Golden Eagle Retail Group, Ltd.........................   9,000    9,308
#*  GOME Retail Holdings, Ltd.............................. 255,000   25,468
#   Great Wall Motor Co., Ltd., Class H....................  73,500   43,661
    Greatview Aseptic Packaging Co., Ltd...................  34,000   22,625
    Greenland Hong Kong Holdings, Ltd......................  24,000    5,533
    Greentown China Holdings, Ltd..........................  16,500   11,531
    Greentown Service Group Co., Ltd.......................  18,000   11,944
    Guangdong Investment, Ltd..............................  28,000   50,128
    Guangshen Railway Co., Ltd., Class H...................  36,000   13,488
    Guangzhou Automobile Group Co., Ltd., Class H..........  16,800   17,028
    Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
      Ltd., Class H........................................   6,000   21,903
    Guangzhou R&F Properties Co., Ltd., Class H............  34,400   54,316
    Guotai Junan Securities Co., Ltd., Class H.............   5,800   12,229
    Haier Electronics Group Co., Ltd.......................  27,000   56,699
*   Hailiang Education Group, Inc., ADR....................     321   19,969
    Haitian International Holdings, Ltd....................  10,000   19,639
    Haitong Securities Co., Ltd., Class H..................  33,600   33,852
    Harbin Electric Co., Ltd., Class H.....................  34,000    9,616
*   HC Group, Inc..........................................  37,500   24,372
*   Health and Happiness H&H International Holdings, Ltd...   6,000   34,239
*   HengTen Networks Group, Ltd............................ 628,000   22,572
*   Hi Sun Technology China, Ltd...........................  60,000    6,968
*   Honghua Group, Ltd..................................... 166,000   10,574
    Hopson Development Holdings, Ltd.......................  26,000   19,991
    Hua Hong Semiconductor, Ltd............................   6,000   10,473
    Huaneng Renewables Corp., Ltd., Class H................ 210,000   54,049
*   Huatai Securities Co., Ltd., Class H...................  11,600   18,675
    Huazhu Group, Ltd., ADR................................   1,928   50,436

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
CHINA -- (Continued)
    IMAX China Holding, Inc................................   4,400 $ 10,280
    Industrial & Commercial Bank of China, Ltd., Class H... 575,000  390,122
*   JD.com, Inc., ADR......................................   7,267  170,920
    Jiangsu Expressway Co., Ltd., Class H..................  30,000   40,245
    Jiangxi Copper Co., Ltd., Class H......................  34,000   37,555
    Jiayuan International Group, Ltd.......................  34,000   59,683
*   JinkoSolar Holding Co., Ltd., ADR......................   1,539   12,404
    JNBY Design, Ltd.......................................   9,000   13,827
    Joy City Property, Ltd.................................  64,000    6,803
    Ju Teng International Holdings, Ltd....................  56,000   14,325
#*  Jumei International Holding, Ltd., ADR.................   4,900    9,506
    Kaisa Group Holdings, Ltd..............................  41,000   10,027
    Kingboard Holdings, Ltd................................  11,000   29,549
    Kingdee International Software Group Co., Ltd..........  47,000   38,543
    Kingsoft Corp., Ltd....................................  19,000   26,976
#*  KuangChi Science, Ltd..................................  44,000    3,039
    Kunlun Energy Co., Ltd................................. 122,000  138,810
    KWG Group Holdings, Ltd................................  36,000   27,627
    Lee & Man Paper Manufacturing, Ltd.....................  21,000   18,030
    Lee's Pharmaceutical Holdings, Ltd.....................   7,000    5,257
    Legend Holdings Corp., Class H.........................   6,700   18,223
    Lenovo Group, Ltd...................................... 372,000  237,258
*   Li Ning Co., Ltd.......................................  21,500   20,225
#*  Lifetech Scientific Corp...............................  46,000    9,988
    Livzon Pharmaceutical Group, Inc., Class H.............   4,600   13,443
    Logan Property Holdings Co., Ltd.......................  66,000   61,123
    Lonking Holdings, Ltd..................................  56,000   12,626
#   Luye Pharma Group, Ltd.................................  24,000   18,629
    LVGEM China Real Estate Investment Co., Ltd............  16,000    4,503
    Maanshan Iron & Steel Co., Ltd., Class H...............  38,000   20,464
    Metallurgical Corp. of China, Ltd., Class H............  67,000   16,285
    Minth Group, Ltd.......................................  28,000   90,976
*   MMG, Ltd............................................... 136,000   51,257
*   Momo, Inc., Sponsored ADR..............................   8,341  280,007
#   NetDragon Websoft Holdings, Ltd........................   1,000    1,780
    NetEase, Inc., ADR.....................................   1,263  262,515
    New China Life Insurance Co., Ltd., Class H............  10,000   46,916
*   New Oriental Education & Technology Group, Inc.,
      Sponsored ADR........................................   1,208   70,680
    Nexteer Automotive Group, Ltd..........................  27,000   38,072
    Nine Dragons Paper Holdings, Ltd.......................  64,000   61,292
*   Noah Holdings, Ltd., ADR...............................     446   16,819
    Orient Securities Co., Ltd., Class H...................  16,800   11,064
#*  Panda Green Energy Group, Ltd.......................... 170,000    6,406
    PAX Global Technology, Ltd.............................  24,000   11,832
    People's Insurance Co. Group of China, Ltd. (The),
      Class H.............................................. 144,000   58,896
    PICC Property & Casualty Co., Ltd., Class H............ 143,000  139,002
#   Ping An Insurance Group Co. of China, Ltd., Class H....  60,000  567,242
    Poly Property Group Co., Ltd...........................  44,000   13,186
    Postal Savings Bank of China Co., Ltd., Class H........  36,000   21,539
    Pou Sheng International Holdings, Ltd..................  63,000   11,978
    Powerlong Real Estate Holdings, Ltd....................  43,000   14,756
#   Q Technology Group Co., Ltd............................  16,000    7,620
    Redco Group............................................  44,000   19,934
#*  Renhe Commercial Holdings Co., Ltd..................... 312,000   10,377
    Road King Infrastructure, Ltd..........................   7,000   10,835
*   Ronshine China Holdings, Ltd...........................   8,500    9,591
    Sany Heavy Equipment International Holdings Co.,
      Ltd. ................................................  31,000    8,942
    Shandong Chenming Paper Holdings, Ltd., Class H........  20,250   11,403
    Shanghai Electric Group Co., Ltd., Class H.............  70,000   22,783

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
CHINA -- (Continued)
    Shanghai Fosun Pharmaceutical Group Co., Ltd.,
      Class H..............................................   8,000 $   24,056
    Shanghai Industrial Holdings, Ltd......................  14,000     29,484
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd., Class H........................................  38,000      8,898
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H....  16,400     36,318
    Shenzhen Expressway Co., Ltd., Class H.................  12,000     11,060
    Shenzhen International Holdings, Ltd...................  29,500     56,517
    Shenzhen Investment, Ltd............................... 134,000     38,568
    Shenzhou International Group Holdings, Ltd.............  11,000    121,953
    Shimao Property Holdings, Ltd..........................  30,500     60,098
    Shui On Land, Ltd......................................  79,500     16,067
    Sihuan Pharmaceutical Holdings Group, Ltd..............  74,000     15,068
    Sino Biopharmaceutical, Ltd............................  66,000     59,571
*   Sinofert Holdings, Ltd................................. 172,000     19,340
    Sino-Ocean Group Holding, Ltd..........................  92,500     36,361
    Sinopec Engineering Group Co., Ltd., Class H...........  46,000     42,851
    Sinopec Kantons Holdings, Ltd..........................  46,000     18,773
    Sinopec Shanghai Petrochemical Co., Ltd., Class H...... 104,000     45,702
    Sinopharm Group Co., Ltd., Class H.....................  22,000    106,576
    Sinotrans, Ltd., Class H...............................  67,000     23,439
    Sinotruk Hong Kong, Ltd................................  18,500     26,750
    Skyfame Realty Holdings, Ltd...........................  96,000     16,527
    Skyworth Digital Holdings, Ltd.........................  50,000     11,579
#*  SMI Holdings Group, Ltd................................  52,000     15,517
    SOHO China, Ltd........................................  40,000     13,598
*   Sohu.com, Ltd., ADR....................................     606     10,950
    SSY Group, Ltd.........................................  42,000     35,484
    Sun Art Retail Group, Ltd..............................  21,000     23,025
    Sunac China Holdings, Ltd..............................  70,000    191,588
    Sunny Optical Technology Group Co., Ltd................  13,200    115,248
*   TAL Education Group, ADR...............................   1,736     50,309
    TCL Electronics Holdings, Ltd..........................  23,000      9,374
    Tencent Holdings, Ltd..................................  69,800  2,391,296
    Texhong Textile Group, Ltd.............................  16,500     19,929
    Tian Ge Interactive Holdings, Ltd......................  26,000     13,712
    Tianneng Power International, Ltd......................  34,000     27,285
*   Tibet Water Resources, Ltd.............................  29,000      8,279
    Tingyi Cayman Islands Holding Corp.....................  56,000     82,972
    Tong Ren Tang Technologies Co., Ltd., Class H..........  13,000     18,619
    Tongda Group Holdings, Ltd............................. 160,000     20,695
    Towngas China Co., Ltd.................................  25,000     18,214
    TravelSky Technology, Ltd., Class H....................  19,000     46,155
    Tsingtao Brewery Co., Ltd., Class H....................   4,000     15,818
    Uni-President China Holdings, Ltd......................  48,000     46,696
    United Energy Group, Ltd............................... 118,000     23,037
#*  Vipshop Holdings, Ltd., ADR............................  14,547     70,698
    Want Want China Holdings, Ltd.......................... 134,000     95,866
#*  Weibo Corp., Sponsored ADR.............................     886     52,283
    Weichai Power Co., Ltd., Class H.......................  68,000     67,225
#   Xiabuxiabu Catering Management China Holdings Co.,
      Ltd..................................................   8,000     10,045
    Xinjiang Goldwind Science & Technology Co., Ltd.,
      Class H..............................................  12,800      9,559
    Xinyi Solar Holdings, Ltd..............................  54,000     16,895
    Xtep International Holdings, Ltd.......................  41,500     22,767
*   Xunlei, Ltd., ADR......................................   1,100      6,655
    Yadea Group Holdings, Ltd..............................  42,000     13,088
#*  Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H..............................................   5,000     12,248
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd.,
      Class H..............................................   4,200     14,395
#   Yihai International Holding, Ltd.......................   7,000     15,382
    Yuexiu Property Co., Ltd............................... 214,000     33,959
    Yuexiu Transport Infrastructure, Ltd...................  20,000     16,029

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
CHINA -- (Continued)
    Yum China Holdings, Inc................................   4,152 $   149,804
    Yuzhou Properties Co., Ltd.............................  34,000      12,138
*   YY, Inc., ADR..........................................   1,208      77,191
    Zhaojin Mining Industry Co., Ltd., Class H.............  28,500      25,209
    Zhejiang Expressway Co., Ltd., Class H.................  28,000      23,545
    Zhongsheng Group Holdings, Ltd.........................  16,000      29,250
*   Zhuguang Holdings Group Co., Ltd....................... 102,000      18,903
    Zhuzhou CRRC Times Electric Co., Ltd., Class H.........  13,400      71,833
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd., Class H........................................  39,400      12,639
*   ZTE Corp., Class H.....................................   6,800      10,408
    ZTO Express Cayman, Inc., ADR..........................   4,166      67,573
                                                                    -----------
TOTAL CHINA................................................          18,775,491
                                                                    -----------
COLOMBIA -- (0.4%)
    Almacenes Exito SA.....................................  14,476      62,499
    Banco de Bogota SA.....................................     955      18,990
    Bancolombia SA, Sponsored ADR..........................   1,663      61,431
    Bancolombia SA.........................................   2,434      22,892
    Ecopetrol SA...........................................  37,387      43,432
    Grupo Aval Acciones y Valores SA, ADR..................   3,100      21,793
    Grupo de Inversiones Suramericana SA...................   5,130      50,033
    Interconexion Electrica SA ESP.........................  30,875     114,696
                                                                    -----------
TOTAL COLOMBIA.............................................             395,766
                                                                    -----------
CZECH REPUBLIC -- (0.2%)
    Komercni banka A.S.....................................   1,049      39,808
    Moneta Money Bank A.S..................................  28,284      93,780
    O2 Czech Republic A.S..................................   3,412      35,872
                                                                    -----------
TOTAL CZECH REPUBLIC.......................................             169,460
                                                                    -----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E., GDR........  15,866      68,938
                                                                    -----------
HUNGARY -- (0.5%)
    Magyar Telekom Telecommunications P.L.C................  35,210      48,015
    MOL Hungarian Oil & Gas P.L.C..........................  24,940     261,502
    OTP Bank P.L.C.........................................   3,168     113,812
    Richter Gedeon Nyrt....................................   6,171     114,629
                                                                    -----------
TOTAL HUNGARY..............................................             537,958
                                                                    -----------
INDIA -- (13.4%)
*   3M India, Ltd..........................................      92      24,751
    Aarti Industries.......................................   1,920      33,622
    ABB India, Ltd.........................................   1,812      31,362
    Abbott India, Ltd......................................     126      13,013
    ACC, Ltd...............................................     562      10,421
    Adani Ports & Special Economic Zone, Ltd...............  24,026     103,529
*   Aditya Birla Capital, Ltd..............................  13,386      18,967
*   Aditya Birla Fashion and Retail, Ltd...................   8,842      21,481
    Aegis Logistics, Ltd...................................   2,611       7,651
    AIA Engineering, Ltd...................................   1,134      26,245
*   Ajanta Pharma, Ltd.....................................   1,351      19,570
    Akzo Nobel India, Ltd..................................     756      15,547
    Alembic Pharmaceuticals, Ltd...........................   3,494      28,305
*   Allahabad Bank.........................................  37,653      22,515
    Allcargo Logistics, Ltd................................   7,609      10,441
    Amara Raja Batteries, Ltd..............................   1,820      18,403

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
INDIA -- (Continued)
*   Andhra Bank............................................ 28,151 $ 11,286
    APL Apollo Tubes, Ltd..................................    851   13,931
    Apollo Hospitals Enterprise, Ltd.......................  1,658   25,637
    Apollo Tyres, Ltd...................................... 10,168   29,961
    Ashok Leyland, Ltd..................................... 88,183  136,394
    Ashoka Buildcon, Ltd...................................  3,759    5,781
    Asian Paints, Ltd...................................... 10,505  174,832
    Astral Polytechnik, Ltd................................    772   10,239
    Atul, Ltd..............................................    259   11,612
    Aurobindo Pharma, Ltd.................................. 14,556  156,968
    Avanti Feeds, Ltd......................................  1,962   10,559
*   Avenue Supermarts, Ltd.................................  4,023   73,095
    Bajaj Auto, Ltd........................................  3,021  105,902
    Bajaj Corp., Ltd.......................................  5,104   24,540
    Bajaj Finance, Ltd.....................................  3,278  104,833
    Bajaj Finserv, Ltd.....................................    909   66,095
    Bajaj Holdings & Investment, Ltd.......................  1,074   40,907
    Balkrishna Industries, Ltd.............................  3,327   49,131
*   Bank of Baroda......................................... 10,165   15,178
    BASF India, Ltd........................................    351    7,940
    Bata India, Ltd........................................    717    9,435
    Bayer CropScience, Ltd.................................    330   17,294
    BEML, Ltd..............................................  1,351   10,738
    Berger Paints India, Ltd............................... 10,310   38,987
    Bharat Electronics, Ltd................................ 22,938   28,811
    Bharat Heavy Electricals, Ltd.......................... 42,417   39,553
    Bharat Petroleum Corp., Ltd............................ 27,846  103,431
    Bharti Airtel, Ltd..................................... 45,427  179,187
    Bharti Infratel, Ltd................................... 12,634   45,565
    Biocon, Ltd............................................  2,350   20,889
    Blue Dart Express, Ltd.................................    181    6,807
    Blue Star, Ltd.........................................  1,338   10,153
    Bombay Dyeing & Manufacturing Co., Ltd.................  3,038    4,305
    Bosch, Ltd.............................................    124   33,041
    Britannia Industries, Ltd..............................    996   75,635
    Cadila Healthcare, Ltd.................................  6,919   33,708
    Can Fin Homes, Ltd.....................................  2,724   10,120
*   Canara Bank............................................  5,276   18,682
    Caplin Point Laboratories, Ltd.........................  1,205    6,875
    Carborundum Universal, Ltd.............................  1,960    9,622
    Castrol India, Ltd.....................................  7,102   14,213
    CCL Products India, Ltd................................  2,441    8,388
    Ceat, Ltd..............................................    593    9,189
*   Central Bank of India.................................. 21,094    9,151
    Century Plyboards India, Ltd...........................  3,584    8,497
    Cera Sanitaryware, Ltd.................................    202    6,957
*   CG Power and Industrial Solutions, Ltd................. 33,425   15,992
    Chambal Fertilizers & Chemicals, Ltd...................  4,181    8,114
    Chennai Petroleum Corp., Ltd...........................  2,633    9,214
    Cholamandalam Investment and Finance Co., Ltd..........  1,737   29,612
    Cipla, Ltd............................................. 11,982  101,432
    City Union Bank, Ltd...................................  9,336   21,422
*   Coffee Day Enterprises, Ltd............................  3,096   10,907
    Colgate-Palmolive India, Ltd...........................  2,810   42,472
    Container Corp. Of India, Ltd..........................  5,990   51,252
    Coromandel International, Ltd..........................  4,670   26,730
*   Cox & Kings Financial Service, Ltd.....................    991      872
    Cox & Kings, Ltd.......................................  2,973    8,422
    CRISIL, Ltd............................................    767   14,851

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
INDIA -- (Continued)
    Cummins India, Ltd.....................................  1,675 $ 16,885
    Cyient, Ltd............................................  2,102   17,615
    Dabur India, Ltd....................................... 15,994   83,185
    DCB Bank, Ltd..........................................  6,987   14,975
    DCM Shriram, Ltd.......................................  1,947   10,802
*   Dena Bank.............................................. 47,375   10,317
    Dewan Housing Finance Corp., Ltd.......................  8,090   24,571
    Dhanuka Agritech, Ltd..................................  1,466    7,137
    Dilip Buildcon, Ltd....................................  1,837   10,703
*   Dish TV India, Ltd..................................... 19,752   11,610
*   Dishman Carbogen Amcis, Ltd............................  5,292   16,789
    Divi's Laboratories, Ltd...............................  3,963   79,316
    DLF, Ltd............................................... 11,898   26,389
    Dr Lal PathLabs, Ltd...................................  1,564   18,442
    eClerx Services, Ltd...................................  1,772   25,421
    Edelweiss Financial Services, Ltd...................... 20,383   44,752
    Eicher Motors, Ltd.....................................    463  136,175
    EID Parry India, Ltd...................................  6,206   18,631
    Emami, Ltd.............................................  3,638   19,467
    Endurance Technologies, Ltd............................    978   15,983
    Engineers India, Ltd...................................  9,081   14,282
*   Eris Lifesciences, Ltd.................................    999    9,161
    Escorts, Ltd...........................................  3,814   32,378
    Essel Propack, Ltd.....................................  6,474    7,704
    Eveready Industries India, Ltd.........................  2,362    5,716
    Exide Industries, Ltd.................................. 12,212   43,858
*   FDC, Ltd...............................................  2,449    6,637
    Federal Bank, Ltd...................................... 62,675   70,052
    Finolex Cables, Ltd....................................  2,424   16,413
    Finolex Industries, Ltd................................  1,041    7,669
    Firstsource Solutions, Ltd............................. 25,010   20,661
    Future Lifestyle Fashions, Ltd.........................  1,301    6,520
*   Future Retail, Ltd.....................................  1,314    8,722
    GAIL India, Ltd........................................ 19,959  101,338
    Garware Technical Fibres, Ltd..........................    665   10,606
    Gateway Distriparks, Ltd...............................  3,803    6,843
    GE T&D India, Ltd......................................  2,445    7,625
    Gillette India, Ltd....................................    604   53,263
    GlaxoSmithKline Consumer Healthcare, Ltd...............    430   40,567
    GlaxoSmithKline Pharmaceuticals, Ltd...................    826   15,929
    Glenmark Pharmaceuticals, Ltd..........................  8,991   75,339
    Godrej Consumer Products, Ltd.......................... 11,496  112,960
    Godrej Industries, Ltd.................................  2,647   16,721
*   Godrej Properties, Ltd.................................  1,082    8,720
    Granules India, Ltd.................................... 13,717   18,237
    Graphite India, Ltd....................................  3,232   41,591
    Greaves Cotton, Ltd.................................... 11,083   17,438
    Greenply Industries, Ltd...............................  2,263    4,200
    Grindwell Norton, Ltd..................................  1,512   10,139
    GRUH Finance, Ltd......................................  8,189   31,875
    Gujarat Alkalies & Chemicals, Ltd......................    922    6,660
    Gujarat Fluorochemicals, Ltd...........................  2,845   33,980
    Gujarat Gas, Ltd.......................................  1,255   10,657
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....  3,675   16,556
    Gujarat Pipavav Port, Ltd.............................. 11,394   15,372
    Gujarat State Petronet, Ltd............................ 11,340   27,432
    Gulf Oil Lubricants India, Ltd.........................    860    8,260
    Hatsun Agro Products, Ltd..............................    975    8,153
*   Hatsun Agro Products, Ltd..............................     60      412

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
INDIA -- (Continued)
    Havells India, Ltd.....................................   7,605 $   66,549
    HCL Technologies, Ltd..................................  14,420    207,399
    HEG, Ltd...............................................     301     17,532
    Hero MotoCorp, Ltd.....................................   1,921     71,476
    Hexaware Technologies, Ltd.............................   7,087     32,097
    Himachal Futuristic Communications, Ltd................  33,720      9,657
    Himadri Speciality Chemical, Ltd.......................   9,211     15,630
    Himatsingka Seide, Ltd.................................   2,577      8,324
    Hindustan Petroleum Corp., Ltd.........................  44,224    134,009
    Hindustan Unilever, Ltd................................  18,865    412,971
    Honeywell Automation India, Ltd........................      72     19,262
    Housing Development Finance Corp., Ltd.................  19,027    454,666
    HSIL, Ltd..............................................   1,816      5,854
    ICICI Bank, Ltd., Sponsored ADR........................  21,820    207,072
    ICICI Prudential Life Insurance Co., Ltd...............   3,727     16,750
*   IDBI Bank, Ltd.........................................  13,899     11,105
    IDFC Bank, Ltd.........................................  81,727     38,265
    IDFC, Ltd..............................................  62,302     30,951
*   IFCI, Ltd..............................................  73,561     13,745
    IIFL Holdings, Ltd.....................................   3,673     22,880
    Indiabulls Housing Finance, Ltd........................  15,472    173,966
*   Indiabulls Real Estate, Ltd............................   7,599      7,726
    Indiabulls Ventures, Ltd...............................   5,452     31,731
*   Indian Bank............................................   2,124      7,211
    Indian Oil Corp., Ltd..................................  28,330     52,943
*   Indian Overseas Bank...................................  48,120      9,804
    IndusInd Bank, Ltd.....................................     811     15,584
    Info Edge India, Ltd...................................   1,518     32,242
    Infosys, Ltd........................................... 122,141  1,127,972
*   Inox Leisure, Ltd......................................   2,553      7,588
    InterGlobe Aviation, Ltd...............................   2,281     27,331
    Ipca Laboratories, Ltd.................................   3,072     28,322
    IRB Infrastructure Developers, Ltd.....................   6,518     12,209
    Jagran Prakashan, Ltd..................................   5,177      7,776
    Jain Irrigation Systems, Ltd...........................   6,118      5,885
*   Jammu & Kashmir Bank, Ltd. (The).......................  11,385      6,482
    Jindal Saw, Ltd........................................   5,654      6,528
    JM Financial, Ltd......................................   5,408      5,524
    Johnson Controls-Hitachi Air Conditioning India, Ltd...     271      6,385
    Jubilant Foodworks, Ltd................................   2,530     37,070
*   Just Dial, Ltd.........................................   1,669     11,363
    Kajaria Ceramics, Ltd..................................   3,678     19,657
    Kalpataru Power Transmission, Ltd......................   2,634     11,464
    Kansai Nerolac Paints, Ltd.............................   1,388      7,078
    Karnataka Bank, Ltd. (The).............................  12,048     16,861
    Karur Vysya Bank, Ltd. (The)...........................  15,695     16,840
*   Kaveri Seed Co., Ltd...................................   1,283      8,608
    KEC International, Ltd.................................   3,562     13,674
    KEI Industries, Ltd....................................   1,651      6,890
    Kotak Mahindra Bank, Ltd...............................   6,210     93,802
    KPIT Technologies, Ltd.................................  11,117     33,332
    KPR Mill, Ltd..........................................   1,069      8,628
    KRBL, Ltd..............................................   2,899     13,354
    Lakshmi Machine Works, Ltd.............................     108      8,425
    Laurus Labs, Ltd.......................................   1,336      6,162
    LIC Housing Finance, Ltd...............................  20,233    112,177
    Lupin, Ltd.............................................   7,579     90,276
    Magma Fincorp, Ltd.....................................   4,553      6,576
    Mahanagar Gas, Ltd.....................................   1,524     17,163

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
INDIA -- (Continued)
    Mahindra & Mahindra Financial Services, Ltd............ 13,193 $ 72,411
    Mahindra & Mahindra, Ltd............................... 13,008  134,601
*   Mahindra CIE Automotive, Ltd...........................  5,090   18,244
    Manappuram Finance, Ltd................................ 22,421   24,201
    Mangalore Refinery & Petrochemicals, Ltd...............  6,705    7,423
    Marico, Ltd............................................ 30,315  131,278
    Maruti Suzuki India, Ltd...............................  2,100  187,440
*   Max Financial Services, Ltd............................  8,726   44,446
*   Max India, Ltd......................................... 13,084   12,026
    Minda Corp., Ltd.......................................  5,222    8,466
    Minda Industries, Ltd..................................  3,866   16,127
    Mindtree, Ltd..........................................  7,967   92,255
    MOIL, Ltd..............................................  3,526    8,446
    Motherson Sumi Systems, Ltd............................ 23,410   51,626
    Motherson Sumi Systems, Ltd............................ 11,705   25,841
    Motilal Oswal Financial Services, Ltd..................  2,038   17,081
    Mphasis, Ltd...........................................  3,655   48,861
    MRF, Ltd...............................................     49   42,888
    Muthoot Finance, Ltd...................................  7,279   40,260
    Natco Pharma, Ltd......................................  5,677   57,866
    Navneet Education, Ltd.................................  8,985   13,452
    NBCC India, Ltd........................................ 23,319   17,437
    Nestle India, Ltd......................................    549   75,159
    NIIT Technologies, Ltd.................................  3,277   54,342
    Oberoi Realty, Ltd.....................................  4,104   23,385
    Oil India, Ltd.........................................  3,314    8,821
    Oracle Financial Services Software, Ltd................  1,685   82,602
    Page Industries, Ltd...................................    347  137,862
    Persistent Systems, Ltd................................  3,204   24,561
    Petronet LNG, Ltd...................................... 66,426  203,687
    Pfizer, Ltd............................................    318   12,513
    Phoenix Mills, Ltd.(The)...............................  1,245    9,410
    PI Industries, Ltd.....................................  3,558   37,455
    Pidilite Industries, Ltd...............................  4,189   54,392
    Piramal Enterprises, Ltd...............................  1,090   31,728
    PNB Housing Finance, Ltd...............................    613    6,584
    Power Finance Corp., Ltd............................... 35,199   45,489
    Power Grid Corp. of India, Ltd......................... 28,680   72,111
    Prestige Estates Projects, Ltd.........................  9,418   24,595
    Procter & Gamble Hygiene & Health Care, Ltd............    346   43,763
    PTC India, Ltd......................................... 16,945   17,573
    PVR, Ltd...............................................  1,164   21,407
*   Quess Corp., Ltd.......................................    664    6,744
    Rain Commodities, Ltd..................................  3,832    9,522
    Rajesh Exports, Ltd....................................  5,956   45,848
    Rallis India, Ltd......................................  2,960    6,817
    Raymond, Ltd...........................................  1,551   15,774
    RBL Bank, Ltd..........................................  3,069   21,644
    Redington India, Ltd................................... 22,656   25,454
    Reliance Capital, Ltd..................................  8,730   28,609
*   Reliance Communications, Ltd........................... 45,030    7,568
    Reliance Industries, Ltd............................... 29,983  429,207
    Reliance Industries, Ltd., GDR......................... 11,437  326,526
    Repco Home Finance, Ltd................................  2,616   13,048
    Rural Electrification Corp., Ltd....................... 40,845   64,466
    Sadbhav Engineering, Ltd...............................  3,567   10,045
    Sanofi India, Ltd......................................    208   16,311
    Schaeffler India, Ltd..................................    251   17,240
    Sharda Cropchem, Ltd...................................  1,695    7,340

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
INDIA -- (Continued)
*   Sheela Foam, Ltd.......................................     597 $ 12,113
    Shilpa Medicare, Ltd...................................   1,832    9,617
    Shoppers Stop, Ltd.....................................   1,322    8,787
    Shriram City Union Finance, Ltd........................     693   15,220
    Shriram Transport Finance Co., Ltd.....................   8,076  126,165
    Siemens, Ltd...........................................   2,029   25,579
    SKF India, Ltd.........................................     380    9,213
    Sobha, Ltd.............................................   3,007   18,065
*   Solara Active Pharma Sciences, Ltd.....................     338    1,485
    Somany Ceramics, Ltd...................................     991    4,560
    Sonata Software, Ltd...................................   1,906    7,961
    South Indian Bank, Ltd. (The)..........................  61,380   12,136
    Srei Infrastructure Finance, Ltd.......................  19,337    8,636
*   State Bank of India....................................  15,743   59,774
    Sterlite Technologies, Ltd.............................   4,224   21,860
    Strides Pharma Science, Ltd............................   2,031   11,644
    Sun Pharmaceutical Industries, Ltd.....................  11,862   92,947
    Sun TV Network, Ltd....................................   9,142   80,432
    Sundaram Finance, Ltd..................................   2,012   40,437
    Sundaram-Clayton, Ltd..................................     140    6,696
    Sundram Fasteners, Ltd.................................   2,723   19,615
    Suprajit Engineering, Ltd..............................   2,380    7,577
    Supreme Industries, Ltd................................   2,636   35,145
    Suven Life Sciences, Ltd...............................     940    3,071
*   Suzlon Energy, Ltd..................................... 122,466   10,296
    Symphony, Ltd..........................................     824   10,140
*   Syndicate Bank.........................................  25,552   11,986
    Syngene International, Ltd.............................   2,377   18,575
    Tata Consultancy Services, Ltd.........................  25,468  666,432
    Tata Elxsi, Ltd........................................   1,424   19,998
    Tata Global Beverages, Ltd.............................  19,392   56,837
*   Tata Motors, Ltd....................................... 153,453  370,883
    Tech Mahindra, Ltd.....................................  26,582  267,759
*   Techno Electric & Engineering Co., Ltd.................   2,365    8,434
*   Tejas Networks, Ltd....................................   2,818    9,736
    Thermax, Ltd...........................................     531    7,148
    Thomas Cook India, Ltd.................................   3,237    9,052
    Time Technoplast, Ltd..................................  10,302   15,656
    Timken India, Ltd......................................   1,152    8,191
    Titan Co., Ltd.........................................  10,180  116,070
    Torrent Pharmaceuticals, Ltd...........................     806   18,208
    TTK Prestige, Ltd......................................     142   12,753
    Tube Investments of India, Ltd.........................   6,223   24,863
    TV Today Network, Ltd..................................   1,757    9,647
*   TV18 Broadcast, Ltd....................................  51,505   26,089
    TVS Motor Co., Ltd.....................................   5,024   36,615
    Uflex, Ltd.............................................   2,053    7,749
    Unichem Laboratories, Ltd..............................   2,495    7,327
*   Union Bank of India....................................  15,665   16,221
    United Breweries, Ltd..................................   1,461   24,183
*   United Spirits, Ltd....................................   9,810   76,784
    UPL, Ltd...............................................  28,156  255,785
    VA Tech Wabag, Ltd.....................................   1,386    4,701
*   Vaibhav Global, Ltd....................................   1,061   10,597
    Vardhman Textiles, Ltd.................................     572    7,768
    V-Guard Industries, Ltd................................   6,164   15,640
    Vijaya Bank............................................  13,145    7,820
    Vinati Organics, Ltd...................................     777   16,315
    VIP Industries, Ltd....................................   3,363   20,135

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
INDIA -- (Continued)
*   Vodafone Idea, Ltd.....................................    72,190 $    37,743
    Voltas, Ltd............................................     2,325      17,014
*   VRL Logistics, Ltd.....................................     1,754       6,026
    WABCO India, Ltd.......................................       197      16,688
    Welspun Corp., Ltd.....................................     6,248      11,645
    Whirlpool of India, Ltd................................       896      16,726
    Wipro, Ltd.............................................    21,784      97,756
*   Wockhardt, Ltd.........................................     1,991      13,303
    Yes Bank, Ltd..........................................    43,553     110,912
    Zee Entertainment Enterprises, Ltd.....................    24,344     147,989
    Zensar Technologies, Ltd...............................     2,825       9,806
                                                                      -----------
TOTAL INDIA................................................            14,492,797
                                                                      -----------
INDONESIA -- (1.8%)
    Ace Hardware Indonesia Tbk PT..........................   332,400      29,981
    Adhi Karya Persero Tbk PT..............................    68,000       5,040
*   Alam Sutera Realty Tbk PT..............................   477,100       8,741
    Bank Central Asia Tbk PT...............................   114,700     178,595
    Bank Danamon Indonesia Tbk PT..........................    99,600      48,681
    Bank Mandiri Persero Tbk PT............................   220,600      99,120
    Bank Negara Indonesia Persero Tbk PT...................   220,100     106,275
*   Bank Pan Indonesia Tbk PT..............................   195,400      13,960
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT...   145,500      17,138
    Bank Pembangunan Daerah Jawa Timur Tbk PT..............   276,200      11,091
    Bank Rakyat Indonesia Persero Tbk PT...................   921,100     191,172
    Bank Tabungan Negara Persero Tbk PT....................   201,500      28,129
    Bank Tabungan Pensiunan Nasional Tbk PT................    42,500      10,257
    Barito Pacific Tbk PT..................................   126,500      15,636
*   Bumi Serpong Damai Tbk PT..............................   270,700      19,653
    Ciputra Development Tbk PT.............................   675,700      36,541
*   Energi Mega Persada Tbk PT............................. 1,153,600       7,667
    Erajaya Swasembada Tbk PT..............................   112,300      12,561
    Global Mediacom Tbk PT.................................   549,800      11,875
*   Hanson International Tbk PT............................ 2,028,500      16,166
    Indah Kiat Pulp & Paper Corp. Tbk PT...................    22,400      18,772
    Indofood CBP Sukses Makmur Tbk PT......................    51,300      30,142
    Indofood Sukses Makmur Tbk PT..........................   233,700      91,947
    Indosat Tbk PT.........................................    35,100       5,572
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT...........   273,800      14,411
*   Inti Agri Resources Tbk PT.............................   550,900       7,217
    Jasa Marga Persero Tbk PT..............................   171,700      46,937
    Kalbe Farma Tbk PT.....................................   335,200      30,233
*   Kresna Graha Investama Tbk PT..........................   461,700      18,986
    Link Net Tbk PT........................................   106,700      30,794
    Lippo Karawaci Tbk PT..................................   342,100       6,322
    Matahari Department Store Tbk PT.......................   134,100      42,843
    Mayora Indah Tbk PT....................................    66,900      11,219
    Media Nusantara Citra Tbk PT...........................   585,500      30,125
    Mitra Adiperkasa Tbk PT................................   554,000      29,188
*   Mitra Keluarga Karyasehat Tbk PT.......................   140,600      13,244
    Pabrik Kertas Tjiwi Kimia Tbk PT.......................    22,700      15,432
    Pakuwon Jati Tbk PT....................................   238,600       7,508
*   Panin Financial Tbk PT................................. 1,289,400      23,278
    PP Persero Tbk PT......................................   186,900      16,401
    PP Properti Tbk PT..................................... 1,198,600       7,583
    Ramayana Lestari Sentosa Tbk PT........................   245,900      19,263
*   Rimo International Lestari Tbk PT...................... 1,079,900      11,161
    Sarana Menara Nusantara Tbk PT......................... 1,050,500      33,451
*   Sentul City Tbk PT..................................... 1,511,300       9,458

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
INDONESIA -- (Continued)
*   Sitara Propertindo Tbk PT..............................   344,900 $   20,881
    Sri Rejeki Isman Tbk PT................................   899,900     21,494
    Sumber Alfaria Trijaya Tbk PT..........................   377,400     18,753
    Summarecon Agung Tbk PT................................   291,800     11,515
    Surya Citra Media Tbk PT...............................   368,500     38,131
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored
      ADR..................................................     7,998    201,550
    Tower Bersama Infrastructure Tbk PT....................    80,000     24,628
*   Trada Alam Minera Tbk PT............................... 1,606,700     19,189
    Ultrajaya Milk Industry & Trading Co. Tbk PT...........   107,900      8,790
    Unilever Indonesia Tbk PT..............................    28,400     80,895
*   Vale Indonesia Tbk PT..................................    40,000      7,720
*   Visi Media Asia Tbk PT.................................   434,600      3,833
    Waskita Beton Precast Tbk PT...........................   709,500     14,865
    Waskita Karya Persero Tbk PT...........................   263,500     25,017
    Wijaya Karya Persero Tbk PT............................   120,200      8,712
*   XL Axiata Tbk PT.......................................   266,800     46,105
                                                                      ----------
TOTAL INDONESIA............................................            1,991,844
                                                                      ----------
MALAYSIA -- (2.8%)
    Aeon Co. M Bhd.........................................    22,500      9,088
    AEON Credit Service M Bhd..............................     3,900     14,088
    Alliance Bank Malaysia Bhd.............................    42,600     40,347
    AMMB Holdings Bhd......................................    70,900     64,441
    Astro Malaysia Holdings Bhd............................    77,600     25,068
*   Berjaya Corp. Bhd......................................   128,500      8,606
    Berjaya Sports Toto Bhd................................    39,500     19,832
*   Bermaz Auto Bhd........................................    38,400     17,441
    Boustead Holdings Bhd..................................    16,900      6,340
*   Bumi Armada Bhd........................................    48,000      4,642
    Carlsberg Brewery Malaysia Bhd, Class B................     9,900     42,141
    CIMB Group Holdings Bhd................................   100,711    137,801
    D&O Green Technologies Bhd.............................    60,200     12,174
    Dialog Group Bhd.......................................    98,800     80,024
    DiGi.Com Bhd...........................................    64,000     65,945
    DRB-Hicom Bhd..........................................    34,400     15,477
    Dutch Lady Milk Industries Bhd.........................     1,300     19,875
    Eastern & Oriental Bhd.................................    34,068      9,631
*   Eco World Development Group Bhd........................    85,700     20,495
    Ekovest BHD............................................    89,000     10,441
    FGV Holdings Bhd.......................................    76,200     25,517
    Fraser & Neave Holdings Bhd............................     3,800     30,608
    Gamuda Bhd.............................................    84,500     48,344
    Genting Bhd............................................   187,200    328,524
    Genting Malaysia Bhd...................................    56,600     60,792
#   George Kent Malaysia Bhd...............................    16,300      4,252
    Globetronics Technology Bhd............................    19,900     10,530
    Hai-O Enterprise Bhd...................................    19,100     15,707
    HAP Seng Consolidated Bhd..............................     8,900     20,944
    Hartalega Holdings Bhd.................................    32,200     48,175
    Heineken Malaysia Bhd..................................     5,900     25,384
    Hengyuan Refining Co. Bhd..............................    10,500     14,728
*   Hibiscus Petroleum Bhd.................................   102,300     27,281
    Hong Leong Bank Bhd....................................     9,400     46,548
    Hong Leong Financial Group Bhd.........................     8,400     36,932
    IHH Healthcare Bhd.....................................    14,300     17,091
    IJM Corp. Bhd..........................................   123,300     48,066
#   Inari Amertron Bhd.....................................    98,550     46,291
    IOI Properties Group Bhd...............................    79,200     24,799
    Kossan Rubber Industries...............................    22,000     21,759

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
MALAYSIA -- (Continued)
    KPJ Healthcare Bhd.....................................  65,000 $   16,160
    Lingkaran Trans Kota Holdings Bhd......................   9,100      8,538
    LPI Capital Bhd........................................   4,800     18,785
    Magnum Bhd.............................................  24,900     10,784
    Mah Sing Group Bhd.....................................  56,900     13,060
    Malayan Banking Bhd....................................  36,300     82,392
    Malaysia Airports Holdings Bhd.........................  25,400     50,487
    Malaysia Building Society Bhd..........................  81,508     18,348
    Malaysian Pacific Industries Bhd.......................   4,700     12,200
    Malaysian Resources Corp. Bhd.......................... 198,000     34,623
    Matrix Concepts Holdings Bhd...........................  23,700     10,476
    Maxis Bhd..............................................  41,700     52,139
    MMC Corp. Bhd..........................................  39,300     10,064
    Muhibbah Engineering M Bhd.............................  16,000     10,602
    My EG Services Bhd..................................... 182,600     52,508
    Nestle Malaysia Bhd....................................   1,700     58,440
    Padini Holdings Bhd....................................  17,400     23,384
    Petron Malaysia Refining & Marketing Bhd...............   9,700     16,772
    Petronas Chemicals Group Bhd...........................  21,400     47,849
    Petronas Dagangan Bhd..................................   8,600     53,524
    Pos Malaysia Bhd.......................................  13,600      9,624
    PPB Group Bhd..........................................  12,000     48,085
    Press Metal Aluminium Holdings Bhd.....................  29,200     33,803
    Public Bank Bhd........................................  30,800    181,179
    RHB Bank Bhd...........................................  16,500     20,642
#*  Sapura Energy Bhd...................................... 297,600     24,102
    Scientex Bhd...........................................  18,700     38,384
    Serba Dinamik Holdings Bhd.............................  60,400     58,373
    Sime Darby Plantation Bhd..............................  58,400     73,503
    Sime Darby Property Bhd................................  63,800     14,903
    SKP Resources Bhd......................................  42,600     12,941
    SP Setia Bhd Group.....................................  43,300     21,758
    Sunway Construction Group Bhd..........................  31,100     10,809
    Supermax Corp. Bhd.....................................  33,000     25,149
    Syarikat Takaful Malaysia Keluarga Bhd.................  19,800     18,420
#   Telekom Malaysia Bhd...................................  59,300     33,752
    TIME dotCom Bhd........................................   5,300      9,884
    Top Glove Corp. Bhd....................................  80,000    113,747
    Uchi Technologies Bhd..................................  21,100     14,638
    UEM Sunrise Bhd........................................  86,600     14,204
    UMW Holdings Bhd.......................................  17,800     20,228
    Unisem M Bhd...........................................  18,600     12,858
    UOA Development Bhd....................................  37,500     17,497
    ViTrox Corp. Bhd.......................................   7,600     13,296
    VS Industry Bhd........................................  42,875     16,410
    WCT Holdings Bhd.......................................  71,000     13,763
    Westports Holdings Bhd.................................  38,200     31,158
    Yinson Holdings Bhd....................................  22,700     24,156
    YTL Power International Bhd............................  42,200      9,594
                                                                    ----------
TOTAL MALAYSIA.............................................          3,064,164
                                                                    ----------
MEXICO -- (3.8%)
    Alfa S.A.B. de C.V., Class A........................... 246,156    260,295
#   Alpek S.A.B. de C.V....................................  15,800     20,962
    Alsea S.A.B. de C.V....................................  13,500     34,572
    America Movil S.A.B. de C.V............................ 136,127     98,443
    America Movil S.A.B. de C.V., Sponsored ADR, Class L...  29,452    423,814
    Arca Continental S.A.B. de C.V.........................   4,918     24,695
#*  Axtel S.A.B. de C.V....................................  44,948      7,346

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
MEXICO -- (Continued)
    Banco del Bajio SA.....................................  38,923 $   76,377
    Banco Santander Mexico SA Institucion de Banca
      Multiple Grupo Financiero Santand, ADR...............  12,648     79,429
    Bolsa Mexicana de Valores S.A.B. de C.V................  16,091     24,255
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR..........   1,281     73,004
    Consorcio ARA S.A.B. de C.V............................  69,839     18,463
    Credito Real S.A.B. de C.V. SOFOM ER...................  16,839     19,166
    El Puerto de Liverpool S.A.B. de C.V...................   4,300     27,307
#   Fomento Economico Mexicano S.A.B. de C.V...............  16,700    142,252
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored
      ADR..................................................     662     56,316
*   Genomma Lab Internacional S.A.B. de C.V., Class B......  48,570     30,892
    Gentera S.A.B. de C.V..................................  46,517     37,693
    Gruma S.A.B. de C.V., Class B..........................  18,246    190,874
*   Grupo Aeromexico S.A.B. de C.V.........................  23,454     25,852
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.....  19,900    104,226
    Grupo Aeroportuario del Pacifico S.A.B. de C.V.,
      Class B..............................................  23,375    194,404
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR....     582     96,042
    Grupo Bimbo S.A.B. de C.V..............................  37,900     70,862
    Grupo Carso S.A.B. de C.V..............................   9,800     28,701
    Grupo Cementos de Chihuahua S.A.B. de C.V..............   2,100     11,372
    Grupo Comercial Chedraui S.A. de C.V...................  40,060     70,740
    Grupo Elektra S.A.B. de C.V............................     990     41,914
    Grupo Financiero Banorte S.A.B. de C.V.................  20,750    114,398
#   Grupo Financiero Inbursa S.A.B. de C.V.................  92,065    119,969
    Grupo Herdez S.A.B. de C.V.............................  12,430     23,039
*   Grupo Hotelero Santa Fe S.A.B. de C.V..................  20,895      9,268
    Grupo Industrial Saltillo S.A.B. de C.V................   7,600      9,129
    Grupo Televisa S.A.B...................................  99,489    286,567
*   Industrias CH S.A.B. de C.V............................   4,763     17,112
    Industrias Penoles S.A.B. de C.V.......................   6,583     92,685
*   La Comer S.A.B. de C.V.................................  58,293     60,838
    Megacable Holdings S.A.B. de C.V.......................  30,252    134,496
    Mexichem S.A.B. de C.V................................. 119,204    311,782
#*  Minera Frisco S.A.B. de C.V., Class A1.................  17,000      5,306
    Nemak S.A.B. de C.V....................................  27,100     19,571
*   Organizacion Soriana S.A.B. de C.V., Class B...........  14,784     19,301
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V..................................................  10,997     99,856
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V..................................................   1,752     12,032
    Qualitas Controladora S.A.B. de C.V....................  12,698     25,536
    Regional S.A.B. de C.V.................................   7,562     37,253
*   Telesites S.A.B. de C.V................................  45,373     28,099
    TV Azteca S.A.B. de C.V................................  74,500      8,069
#   Unifin Financiera S.A.B. de C.V. SOFOM ENR.............   5,100      9,558
    Wal-Mart de Mexico S.A.B. de C.V....................... 135,900    347,490
                                                                    ----------
TOTAL MEXICO...............................................          4,081,622
                                                                    ----------
PERU -- (0.2%)
    Credicorp, Ltd.........................................   1,149    259,341
*   Grana y Montero SAA, Sponsored ADR.....................   3,000      9,450
                                                                    ----------
TOTAL PERU.................................................            268,791
                                                                    ----------
PHILIPPINES -- (1.0%)
    8990 Holdings, Inc.....................................  75,400      9,987
    Aboitiz Power Corp.....................................  38,800     24,452
*   Alliance Global Group, Inc............................. 168,900     35,970
    BDO Unibank, Inc.......................................  27,470     62,924
    China Banking Corp.....................................  20,300     10,624
    Cosco Capital, Inc..................................... 269,100     34,070

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
PHILIPPINES -- (Continued)
    D&L Industries, Inc.................................... 226,100 $   48,173
*   DoubleDragon Properties Corp...........................  58,000     20,854
*   East West Banking Corp.................................  38,500      8,148
    Emperador, Inc.........................................  93,300     12,143
    Filinvest Land, Inc.................................... 332,000      8,692
    First Philippine Holdings Corp.........................  15,510     18,474
    Globe Telecom, Inc.....................................     995     38,877
    International Container Terminal Services, Inc.........  26,450     44,763
    JG Summit Holdings, Inc................................  68,870     60,985
    Jollibee Foods Corp....................................  10,400     53,707
    LT Group, Inc..........................................  68,500     18,577
    Manila Electric Co.....................................   3,540     24,367
    Manila Water Co., Inc..................................  43,700     20,441
    Megawide Construction Corp.............................  70,700     23,744
    Megaworld Corp......................................... 411,000     33,910
    Metropolitan Bank & Trust Co...........................  13,840     16,979
    Petron Corp............................................ 189,200     28,637
*   Philippine National Bank...............................  18,200     13,485
    Philippine Seven Corp..................................   5,760     11,309
    Pilipinas Shell Petroleum Corp.........................  17,600     16,002
    PLDT, Inc., Sponsored ADR..............................   3,200     81,344
    Puregold Price Club, Inc...............................  38,100     28,943
    Rizal Commercial Banking Corp..........................  14,000      7,598
    Robinsons Land Corp.................................... 112,500     44,221
    Robinsons Retail Holdings, Inc.........................   6,160      8,731
    San Miguel Corp........................................  14,150     45,287
    Security Bank Corp.....................................   3,390      9,161
    SM Investments Corp....................................   4,020     67,768
    Union Bank Of Philippines..............................   6,960      8,697
    Universal Robina Corp..................................  21,570     52,469
    Vista Land & Lifescapes, Inc........................... 212,000     20,947
                                                                    ----------
TOTAL PHILIPPINES..........................................          1,075,460
                                                                    ----------
POLAND -- (1.3%)
*   Alior Bank SA..........................................   4,950     74,304
*   AmRest Holdings SE.....................................   3,390     35,011
    Asseco Poland SA.......................................   4,985     62,724
    Bank Pekao SA..........................................   1,681     45,828
*   Boryszew SA............................................   7,832      9,762
    Budimex SA.............................................     360     11,626
    CCC SA.................................................   1,233     53,629
*   CD Projekt SA..........................................   2,538    104,481
    Ciech SA...............................................   2,496     27,596
*   Cyfrowy Polsat SA......................................  13,786     79,271
*   Dino Polska SA.........................................   2,749     60,406
    Eurocash SA............................................   5,060     26,912
    Famur SA...............................................   8,747     12,705
*   Getin Noble Bank SA....................................  40,705      5,726
    Globe Trade Centre SA..................................   4,134      8,667
    Grupa Kety SA..........................................     103      9,151
    Grupa Lotos SA.........................................   5,430     97,909
    ING Bank Slaski SA.....................................     269     11,407
    Inter Cars SA..........................................     287     17,954
    Kernel Holding SA......................................   2,377     30,434
*   KGHM Polska Miedz SA...................................   4,396     99,385
    LC Corp. SA............................................  27,380     17,119
    LPP SA.................................................      45     92,000
    mBank SA...............................................     536     52,125
    Neuca SA...............................................     113      6,773

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
POLAND -- (Continued)
    Orbis SA...............................................    545 $    9,556
*   PKP Cargo SA...........................................  1,796     18,835
    Polski Koncern Naftowy Orlen S.A.......................  4,185    100,638
    Powszechna Kasa Oszczednosci Bank Polski SA............  6,722     69,811
    Powszechny Zaklad Ubezpieczen SA....................... 15,113    154,016
    Stalprodukt SA.........................................    127     12,209
    Warsaw Stock Exchange..................................    910      9,157
                                                                   ----------
TOTAL POLAND...............................................         1,427,127
                                                                   ----------
RUSSIA -- (0.7%)
    Etalon Group P.L.C., GDR...............................  7,226     16,656
    Globaltrans Investment P.L.C., GDR.....................  2,201     21,570
*   Lenta, Ltd., GDR.......................................  6,675     23,896
*   Mail.Ru Group, Ltd., GDR...............................  1,308     34,845
    PhosAgro PJSC, GDR.....................................  2,605     34,039
    PhosAgro PJSC, GDR.....................................  1,705     22,336
    Ros Agro P.L.C., GDR...................................  1,594     16,068
    Rostelecom PJSC, Sponsored ADR.........................  4,248     27,867
    Sberbank of Russia PJSC, Sponsored ADR................. 28,328    331,154
    TMK PJSC, GDR..........................................  4,324     16,431
    VEON, Ltd., ADR........................................ 21,245     59,698
    VTB Bank PJSC, GDR..................................... 25,071     31,589
    X5 Retail Group NV, GDR................................  4,282    100,627
                                                                   ----------
TOTAL RUSSIA...............................................           736,776
                                                                   ----------
SOUTH AFRICA -- (4.6%)
    AECI, Ltd..............................................  6,712     43,195
*   Allied Electronics Corp., Ltd., Class A................ 11,750     13,986
    Alviva Holdings, Ltd................................... 10,377     12,389
    Anglo American Platinum, Ltd...........................    955     31,092
    AngloGold Ashanti, Ltd................................. 16,828    163,788
    Aspen Pharmacare Holdings, Ltd.........................  3,052     32,275
    Barloworld, Ltd........................................  8,592     70,032
    Bid Corp., Ltd......................................... 13,219    247,510
    Bidvest Group, Ltd. (The).............................. 17,447    217,733
*   Brait SE............................................... 20,397     51,053
    Cashbuild, Ltd.........................................    896     16,354
    Clicks Group, Ltd...................................... 12,299    156,672
    Coronation Fund Managers, Ltd.......................... 10,597     35,301
    DataTec, Ltd........................................... 27,261     43,196
    Dis-Chem Pharmacies, Ltd............................... 11,293     22,128
    Discovery, Ltd.........................................  4,627     49,658
    Distell Group Holdings, Ltd............................  1,474     10,900
    EOH Holdings, Ltd......................................  5,373     11,994
*   Famous Brands, Ltd.....................................  1,774     12,624
    Foschini Group, Ltd. (The).............................  5,120     56,050
    Gold Fields, Ltd., Sponsored ADR....................... 51,267    136,370
*   Grindrod Shipping Holdings, Ltd........................    466      3,048
    Hudaco Industries, Ltd.................................  2,296     21,842
*   Impala Platinum Holdings, Ltd.......................... 10,895     20,020
    Investec, Ltd.......................................... 10,749     66,730
    Invicta Holdings, Ltd..................................  5,036     11,420
    Italtile, Ltd..........................................  9,516      8,359
    KAP Industrial Holdings, Ltd........................... 66,047     34,886
    Kumba Iron Ore, Ltd....................................  2,592     50,821
    Lewis Group, Ltd.......................................  4,057      8,646
    Liberty Holdings, Ltd..................................  5,501     40,352
    Massmart Holdings, Ltd.................................  6,218     40,384

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
SOUTH AFRICA -- (Continued)
    MiX Telematics, Ltd., Sponsored ADR....................   2,282 $   35,052
*   MMI Holdings, Ltd......................................  23,908     28,991
    Mondi, Ltd.............................................   3,423     81,925
    Mpact, Ltd.............................................   6,530      9,205
    Mr. Price Group, Ltd...................................   8,285    129,720
    MTN Group, Ltd......................................... 103,983    603,822
*   Nampak, Ltd............................................  51,817     52,279
    Naspers, Ltd., Class N.................................   3,928    688,975
    NEPI Rockcastle P.L.C..................................   3,882     33,535
*   Northam Platinum, Ltd..................................   4,102     10,819
    Omnia Holdings, Ltd....................................   6,140     48,376
    Peregrine Holdings, Ltd................................  11,936     16,588
    Pick n Pay Stores, Ltd.................................  11,758     54,344
    PSG Group, Ltd.........................................   5,358     79,902
    PSG Konsult, Ltd.......................................  13,836      9,923
    Raubex Group, Ltd......................................   6,707      8,615
    Reunert, Ltd...........................................  11,234     60,694
    Sanlam, Ltd............................................  85,001    428,007
    Santam, Ltd............................................   1,350     28,298
    Sappi, Ltd.............................................  14,682     82,491
    Shoprite Holdings, Ltd.................................   8,668    105,820
    SPAR Group, Ltd. (The).................................  17,365    207,055
    Transaction Capital, Ltd...............................  13,616     16,394
    Trencor, Ltd...........................................   4,780      9,868
    Truworths International, Ltd...........................   9,570     52,422
    Vodacom Group, Ltd.....................................  17,759    149,757
    Wilson Bayly Holmes-Ovcon, Ltd.........................   4,259     44,182
    Woolworths Holdings, Ltd...............................  43,117    148,904
                                                                    ----------
TOTAL SOUTH AFRICA.........................................          4,966,771
                                                                    ----------
SOUTH KOREA -- (16.8%)
*   Able C&C Co., Ltd......................................   1,620     12,617
    Aekyung Petrochemical Co., Ltd.........................   1,438     10,403
    AfreecaTV Co., Ltd.....................................     870     26,512
    Ahnlab, Inc............................................     316     11,301
    AK Holdings, Inc.......................................     250      9,815
    Amorepacific Corp......................................     650     87,823
    AMOREPACIFIC Group.....................................   1,052     57,661
*   Amotech Co., Ltd.......................................     615     11,002
    BGF Co., Ltd...........................................   1,887     12,371
    BGF retail Co., Ltd....................................     305     45,121
*   BH Co., Ltd............................................   2,135     30,062
    Binggrae Co., Ltd......................................     314     19,547
    BNK Financial Group, Inc...............................   5,241     35,006
    Bukwang Pharmaceutical Co., Ltd........................   1,026     20,162
    Caregen Co., Ltd.......................................     272     16,978
    Cell Biotech Co., Ltd..................................     476     10,447
*   Celltrion Pharm, Inc...................................     258     12,136
*   Celltrion, Inc.........................................   1,821    348,386
    Cheil Worldwide, Inc...................................   5,544    110,627
    Chong Kun Dang Pharmaceutical Corp.....................     192     14,671
    Chongkundang Holdings Corp.............................     229     11,301
    CJ CGV Co., Ltd........................................     784     27,879
    CJ CheilJedang Corp....................................     513    146,333
    CJ Corp................................................     854     82,121
    CJ ENM Co., Ltd........................................     361     71,827
    CJ Freshway Corp.......................................     376      7,754
    CJ Hello Co., Ltd......................................   2,930     23,476
*   CJ Logistics Corp......................................     335     46,733

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
SOUTH KOREA -- (Continued)
    Com2uSCorp.............................................    508 $ 57,476
    Cosmax, Inc............................................    332   33,730
    Coway Co., Ltd.........................................  2,407  148,533
    Dae Han Flour Mills Co., Ltd...........................    134   20,045
    Daeduck Electronics Co.................................  2,712   19,755
    Daeduck GDS Co., Ltd...................................    869    9,819
    Daelim Industrial Co., Ltd.............................  2,133  142,800
    Daesang Corp...........................................  1,000   19,859
*   Daewoo Engineering & Construction Co., Ltd.............  9,148   36,520
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd......  1,985   51,414
    Daewoong Co., Ltd......................................  1,147   14,057
    Daewoong Pharmaceutical Co., Ltd.......................    119   14,813
    Daou Data Corp.........................................  1,733   13,254
    Daou Technology, Inc...................................  1,033   18,228
    DB Insurance Co., Ltd..................................  3,688  232,488
    DGB Financial Group, Inc...............................  6,366   52,655
*   DIO Corp...............................................    541   12,371
    Dong-A ST Co., Ltd.....................................    208   15,318
    Dongjin Semichem Co., Ltd..............................  3,944   30,090
    DongKook Pharmaceutical Co., Ltd.......................    394   19,176
    Dongkuk Steel Mill Co., Ltd............................  2,213   13,769
    Dongsuh Cos., Inc......................................    830   13,610
    Dongwon F&B Co., Ltd...................................    110   25,526
    Dongwon Industries Co., Ltd............................     73   15,516
    Doosan Bobcat, Inc.....................................  1,692   52,475
    Doosan Corp............................................    226   23,820
*   Doosan Heavy Industries & Construction Co., Ltd........  4,690   45,319
*   Doosan Infracore Co., Ltd.............................. 10,203   69,368
    DoubleUGames Co., Ltd..................................    329   18,926
    Douzone Bizon Co., Ltd.................................    986   37,686
*   Duk San Neolux Co., Ltd................................  1,357   14,783
    e Tec E&C, Ltd.........................................    158   11,654
    E1 Corp................................................    364   19,369
*   Ecopro Co., Ltd........................................  1,231   42,883
    E-MART, Inc............................................    522   93,907
    EM-Tech Co., Ltd.......................................  1,283   15,012
    Eo Technics Co., Ltd...................................    371   15,957
    Eugene Corp............................................  4,389   20,272
    Eugene Technology Co., Ltd.............................  1,647   18,698
    F&F Co., Ltd...........................................    285   13,107
    Fila Korea, Ltd........................................  2,070   76,661
*   Foosung Co., Ltd.......................................  2,219   17,130
*   Gamevil, Inc...........................................    271   12,212
    Grand Korea Leisure Co., Ltd...........................  1,772   34,723
    Green Cross Corp.......................................    111   11,689
    Green Cross Holdings Corp..............................  1,388   25,409
    GS Engineering & Construction Corp.....................  3,846  141,819
    GS Holdings Corp.......................................  5,497  234,602
    GS Home Shopping, Inc..................................    241   41,143
    GS Retail Co., Ltd.....................................    754   23,817
    Gwangju Shinsegae Co., Ltd.............................      4      588
    Halla Holdings Corp....................................    488   17,585
    Hana Financial Group, Inc.............................. 12,382  417,095
    Hana Tour Service, Inc.................................    520   27,278
*   Hanall Biopharma Co., Ltd..............................    721   15,102
    Hancom, Inc............................................  1,326   15,034
    Handok, Inc............................................    880   17,778
    Handsome Co., Ltd......................................    812   25,957
*   Hanjin Heavy Industries & Construction Co., Ltd........  6,203    9,670

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
SOUTH KOREA -- (Continued)
    Hanjin Kal Corp........................................  1,428 $ 24,303
    Hanjin Transportation Co., Ltd.........................    755   24,851
    Hankook Shell Oil Co., Ltd.............................     34   10,294
    Hanmi Pharm Co., Ltd...................................    183   62,800
    Hanmi Semiconductor Co., Ltd...........................  2,096   16,994
    Hanon Systems..........................................  4,520   43,596
    Hansae Co., Ltd........................................  1,587   25,895
    Hansol Chemical Co., Ltd...............................    338   23,525
    Hansol Holdings Co., Ltd...............................  2,647    9,666
    Hansol Paper Co., Ltd..................................  1,220   18,723
    Hanssem Co., Ltd.......................................    324   13,932
    Hanwha Chemical Corp...................................  6,567   93,518
    Hanwha General Insurance Co., Ltd......................  2,829   14,765
*   Hanwha Investment & Securities Co., Ltd................ 11,659   21,025
    Hanwha Life Insurance Co., Ltd......................... 22,433   88,459
*   Heungkuk Fire & Marine Insurance Co., Ltd..............  3,501   14,843
    Hite Jinro Co., Ltd....................................  1,037   14,366
    Hotel Shilla Co., Ltd..................................  2,251  141,866
    HS Industries Co., Ltd.................................  2,849   15,457
    Huchems Fine Chemical Corp.............................  1,950   37,430
*   Hugel, Inc.............................................     40    9,662
    Huons Co., Ltd.........................................    291   17,342
    Hy-Lok Corp............................................    911   18,300
*   Hyosung Advanced Materials Corp........................    106    9,778
*   Hyosung Chemical Corp..................................     75    8,705
    Hyosung Corp...........................................    326   14,732
*   Hyosung Heavy Industries Corp..........................    221    8,219
*   Hyosung TNC Co., Ltd...................................    102   15,766
*   Hyundai Construction Equipment Co., Ltd................    338   22,283
    Hyundai Department Store Co., Ltd......................    526   40,235
    Hyundai Development Co-Engineering & Construction......  2,535   37,606
    Hyundai Elevator Co., Ltd..............................    749   52,742
    Hyundai Engineering & Construction Co., Ltd............  2,872  116,064
    Hyundai Greenfood Co., Ltd.............................  1,730   18,775
*   Hyundai Heavy Industries Co., Ltd......................  1,016  111,763
*   Hyundai Heavy Industries Holdings Co., Ltd.............    306   96,158
    Hyundai Home Shopping Network Corp.....................    419   35,960
    Hyundai Hy Communications & Networks Co., Ltd..........  3,650   13,484
    Hyundai Livart Furniture Co., Ltd......................    957   18,303
    Hyundai Marine & Fire Insurance Co., Ltd...............  5,151  189,515
*   Hyundai Merchant Marine Co., Ltd.......................  5,519   18,383
*   Hyundai Mipo Dockyard Co., Ltd.........................    528   43,793
    Hyundai Mobis Co., Ltd.................................  1,305  217,990
    Hyundai Motor Co.......................................  2,573  240,995
    Hyundai Motor Securities Co., Ltd......................  1,740   13,073
*   Hyundai Rotem Co., Ltd.................................  1,545   29,920
    Hyundai Steel Co.......................................  1,324   48,586
    Hyundai Wia Corp.......................................    751   19,562
*   IHQ, Inc............................................... 11,736   14,781
*   Ilyang Pharmaceutical Co., Ltd.........................    595   13,427
    iMarketKorea, Inc......................................  1,656    9,418
    InBody Co., Ltd........................................    487    9,033
    Industrial Bank of Korea...............................  8,787  114,745
    Innocean Worldwide, Inc................................    390   19,862
*   Inscobee, Inc..........................................  1,389    7,485
    IS Dongseo Co., Ltd....................................    811   22,128
    i-SENS, Inc............................................    790   15,851
    It's Hanbul Co., Ltd...................................    364    7,890
*   Jayjun Cosmetic Co., Ltd...............................  1,144   11,518

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
SOUTH KOREA -- (Continued)
    JB Financial Group Co., Ltd............................ 6,665  $ 32,213
*   Jcontentree Corp....................................... 3,674    14,750
    Jusung Engineering Co., Ltd............................ 2,213    13,378
*   JYP Entertainment Corp................................. 1,112    28,030
    Kakao Corp.............................................   651    52,623
    Kangwon Land, Inc...................................... 1,873    47,428
    KB Financial Group, Inc................................ 4,289   178,612
    KB Financial Group, Inc., ADR..........................   434    18,033
    KCC Corp...............................................   147    31,967
    KEPCO Engineering & Construction Co., Inc.............. 1,226    19,847
    KEPCO Plant Service & Engineering Co., Ltd.............   981    23,761
    Kginicis Co., Ltd......................................   966    11,939
    Kia Motors Corp........................................ 5,920   147,975
    KISCO Corp............................................. 2,079    10,598
    KISWIRE, Ltd...........................................   376     7,141
    KIWOOM Securities Co., Ltd.............................   228    15,228
    Koh Young Technology, Inc..............................   729    57,764
    Kolmar BNH Co., Ltd....................................   743    14,671
    Kolon Corp.............................................   491    13,249
    Kolon Industries, Inc.................................. 1,408    62,304
*   Kolon Life Science, Inc................................   273    14,810
*   Komipharm International Co., Ltd.......................   628    11,785
    Korea Electric Terminal Co., Ltd.......................   519    17,101
*   Korea Gas Corp......................................... 1,891    86,748
*   Korea Information & Communications Co., Ltd............ 1,156     9,978
    Korea Kolmar Co., Ltd..................................   790    37,726
    Korea Kolmar Holdings Co., Ltd.........................   495    12,615
    Korea Petrochemical Ind Co., Ltd.......................   196    26,929
    Korea Zinc Co., Ltd....................................   173    57,699
    Korean Reinsurance Co.................................. 6,426    54,724
    KT Skylife Co., Ltd....................................   852     9,293
    Kukdo Chemical Co., Ltd................................   329    13,050
    Kumho Industrial Co., Ltd.............................. 1,383    11,878
    Kumho Petrochemical Co., Ltd........................... 1,261    95,795
    Kwang Dong Pharmaceutical Co., Ltd..................... 2,670    13,193
    Kyung Dong Navien Co., Ltd.............................   346    11,235
    L&F Co., Ltd...........................................   283     8,886
    LEENO Industrial, Inc..................................   399    20,996
    LF Corp................................................ 2,025    39,013
    LG Chem, Ltd...........................................   988   301,909
    LG Corp................................................ 1,114    64,904
    LG Electronics, Inc.................................... 5,802   324,360
    LG Hausys, Ltd.........................................   312    13,191
    LG Household & Health Care, Ltd........................   295   271,283
    LG Innotek Co., Ltd....................................   916   100,524
    LG Uplus Corp.......................................... 8,756   124,442
    LIG Nex1 Co., Ltd......................................   494    12,634
    Lock & Lock Co., Ltd................................... 1,032    14,011
    Lotte Chemical Corp....................................   741   171,203
    Lotte Chilsung Beverage Co., Ltd.......................    10    12,018
*   Lotte Corp............................................. 1,838    76,905
    LOTTE Fine Chemical Co., Ltd...........................   785    28,229
    Lotte Food Co., Ltd....................................    29    16,686
    LOTTE Himart Co., Ltd..................................   329    16,248
    Lotte Non-Life Insurance Co., Ltd...................... 9,229    20,120
    Lotte Shopping Co., Ltd................................   379    64,703
    LS Corp................................................ 1,174    52,224
    LS Industrial Systems Co., Ltd.........................   770    33,475
*   Lumens Co., Ltd........................................ 6,480    13,390

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Macquarie Korea Infrastructure Fund.................... 10,618 $   84,441
*   Macrogen, Inc..........................................    591     15,553
    Mando Corp.............................................  1,355     36,458
*   Medipost Co., Ltd......................................    255     17,633
    Medy-Tox, Inc..........................................    283    115,936
    Meerecompany, Inc......................................    190     10,419
    Meritz Financial Group, Inc............................  1,664     15,142
    Meritz Fire & Marine Insurance Co., Ltd................  5,969     95,506
    Meritz Securities Co., Ltd............................. 10,317     36,118
    Mirae Asset Daewoo Co., Ltd............................ 19,687    111,719
    Mirae Asset Life Insurance Co., Ltd....................  6,566     26,326
    Modetour Network, Inc..................................    916     18,998
    Muhak Co., Ltd.........................................    888      9,089
    Namhae Chemical Corp...................................  2,025     17,988
    Namyang Dairy Products Co., Ltd........................     18      9,489
    Nasmedia Co., Ltd......................................    273      7,793
    NAVER Corp.............................................  4,134    416,312
    NCSoft Corp............................................    753    284,602
    NEPES Corp.............................................  2,188     17,241
    Netmarble Corp.........................................    512     50,570
    Nexen Tire Corp........................................  1,950     13,986
    NH Investment & Securities Co., Ltd....................  3,446     36,993
*   NHN Entertainment Corp.................................    856     34,553
*   NHN KCP Corp...........................................  1,762     15,787
    Nice Information & Telecommunication, Inc..............    921     15,348
    NICE Information Service Co., Ltd......................  1,661     15,897
    NICE Total Cash Management Co., Ltd....................  1,789     19,822
    NongShim Co., Ltd......................................    164     31,434
    NS Shopping Co., Ltd...................................    929      8,823
    OCI Co., Ltd...........................................    438     32,906
    Orion Holdings Corp....................................    891     12,280
*   Osstem Implant Co., Ltd................................    461     17,315
    Ottogi Corp............................................     34     19,701
    Partron Co., Ltd.......................................  2,852     21,810
    POSCO Chemtech Co., Ltd................................    484     27,840
    Posco ICT Co., Ltd.....................................  2,974     14,473
    PSK, Inc...............................................    891     10,349
    Pulmuone Co., Ltd......................................    189     15,793
    S&T Motiv Co., Ltd.....................................    604     13,981
    S-1 Corp...............................................    904     76,555
    Sajo Industries Co., Ltd...............................    228     10,034
    Sam Young Electronics Co., Ltd.........................  1,482     14,616
    Samjin Pharmaceutical Co., Ltd.........................    251      8,181
*   Samsung Biologics Co., Ltd.............................     76     26,013
    Samsung C&T Corp.......................................  1,380    132,077
    Samsung Card Co., Ltd..................................  1,646     48,637
#   Samsung Electro-Mechanics Co., Ltd.....................  1,536    160,334
    Samsung Electronics Co., Ltd., GDR.....................     83     77,527
    Samsung Electronics Co., Ltd........................... 67,713  2,534,890
    Samsung Electronics Co., Ltd., GDR.....................    874    815,442
*   Samsung Engineering Co., Ltd...........................  3,329     53,736
    Samsung Fire & Marine Insurance Co., Ltd...............  2,155    527,303
*   Samsung Heavy Industries Co., Ltd...................... 18,280    112,152
    Samsung Life Insurance Co., Ltd........................  1,437    116,261
    Samsung SDI Co., Ltd...................................    658    136,840
    Samsung SDS Co., Ltd...................................    549     93,387
    Samsung Securities Co., Ltd............................  2,687     63,481
    Samwha Capacitor Co., Ltd..............................    256     12,693
    Samyang Foods Co., Ltd.................................    257     13,775

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares Value>>
                                                            ------ --------
SOUTH KOREA -- (Continued)
*   Sangsangin Co., Ltd....................................  2,285 $ 35,371
    Seah Besteel Corp......................................    702   10,002
*   SeAH Steel Corp........................................    130    6,719
    SeAH Steel Holdings Corp...............................    145    6,244
*   Seegene, Inc...........................................    702   11,370
*   Sejong Telecom, Inc.................................... 33,195   14,175
    Seoul Semiconductor Co., Ltd...........................  1,176   21,187
    SFA Engineering Corp...................................  1,121   38,393
    Shinhan Financial Group Co., Ltd.......................  7,479  278,561
    Shinsegae International, Inc...........................    101   13,116
    Shinsegae, Inc.........................................    296   67,583
*   Shinsung E&G Co., Ltd.................................. 13,700   13,670
    Shinyoung Securities Co., Ltd..........................    258   12,884
    SHOWBOX Corp...........................................  5,719   16,460
    Silicon Works Co., Ltd.................................    637   22,188
    SIMMTECH Co., Ltd......................................  2,363   17,172
    Sindoh Co., Ltd........................................    268   10,249
    SK D&D Co., Ltd........................................    555   14,939
    SK Discovery Co., Ltd..................................    969   23,079
    SK Gas, Ltd............................................    259   16,663
    SK Innovation Co., Ltd.................................    936  175,659
    SK Materials Co., Ltd..................................    157   25,712
*   SK Securities Co., Ltd................................. 20,245   13,242
    SK Telecom Co., Ltd., Sponsored ADR....................  2,790   72,289
    SKC Co., Ltd...........................................  1,804   52,757
    SKCKOLONPI, Inc........................................    532   15,748
    SL Corp................................................    630    7,998
*   SM Entertainment Co....................................    515   19,915
    S-Oil Corp.............................................  1,179  128,655
    Songwon Industrial Co., Ltd............................    808   12,314
    Soulbrain Co., Ltd.....................................  1,083   50,044
    SPC Samlip Co., Ltd....................................    184   20,353
*   Ssangyong Motor Co.....................................  4,748   15,456
    Sungwoo Hitech Co., Ltd................................  4,058   12,418
*   Synopex, Inc...........................................  5,962   12,197
    Taekwang Industrial Co., Ltd...........................     30   38,930
    Taeyoung Engineering & Construction Co., Ltd...........  3,074   25,794
    Tera Semicon Co., Ltd..................................  1,155   15,028
    TES Co., Ltd...........................................    818   10,850
    Tokai Carbon Korea Co., Ltd............................    300   14,872
    Tongyang Life Insurance Co., Ltd.......................  2,621   13,013
    Tongyang, Inc.......................................... 10,249   14,339
*   Toptec Co., Ltd........................................    793    9,269
    Unid Co., Ltd..........................................    228    8,052
    UniTest, Inc...........................................  1,273   13,834
    Value Added Technology Co., Ltd........................    530   10,559
    Vieworks Co., Ltd......................................    627   17,774
*   Webzen, Inc............................................  1,970   25,846
    WeMade Entertainment Co., Ltd..........................    992   20,668
    Whanin Pharmaceutical Co., Ltd.........................  1,000   14,981
    WiSoL Co., Ltd.........................................  1,664   22,757
    * Wonik Holdings Co., Ltd..............................  3,176   11,207
    WONIK IPS Co., Ltd.....................................  1,928   32,366
    Woori Bank.............................................  1,452   20,119
    Woori Bank, Sponsored ADR..............................  1,956   81,252
    Y G-1 Co., Ltd.........................................    886    7,498
    YG Entertainment, Inc..................................    813   26,380
    Youlchon Chemical Co., Ltd.............................  1,226   13,296
    Youngone Corp..........................................  1,543   48,544

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH KOREA -- (Continued)
    Youngone Holdings Co., Ltd.............................     281 $    15,162
*   Yuanta Securities Korea Co., Ltd.......................   5,538      15,459
    Yuhan Corp.............................................     269      39,662
                                                                    -----------
TOTAL SOUTH KOREA..........................................          18,249,637
                                                                    -----------
TAIWAN -- (18.1%)
    AcBel Polytech, Inc....................................  31,000      17,830
    Accton Technology Corp.................................  29,000      80,270
    Acer, Inc.............................................. 225,000     158,324
    Acter Co., Ltd.........................................   3,450      17,969
    Actron Technology Corp.................................   7,000      20,655
    A-DATA Technology Co., Ltd.............................  27,000      33,021
    Advanced Ceramic X Corp................................   2,000      12,596
    Advanced International Multitech Co., Ltd..............  14,000      14,268
    Advanced Wireless Semiconductor Co.....................  11,000      13,750
    Advantech Co., Ltd.....................................  10,000      69,001
    Aerospace Industrial Development Corp..................  19,000      17,342
    Airtac International Group.............................   7,000      60,390
    Alchip Technologies, Ltd...............................   5,000      11,282
    Alpha Networks, Inc....................................  33,000      14,558
    Altek Corp.............................................  18,000      13,324
    Amazing Microelectronic Corp...........................  10,000      23,695
*   AmTRAN Technology Co., Ltd.............................  49,000      18,725
    APCB, Inc..............................................  16,000      13,461
*   Apex International Co., Ltd............................  23,000      21,942
    Arcadyan Technology Corp...............................  13,000      21,262
    Ardentec Corp..........................................  24,000      20,935
    ASE Technology Holding Co., Ltd., ADR..................   9,375      35,906
    Asia Optical Co., Inc..................................   8,000      14,412
*   Asia Pacific Telecom Co., Ltd.......................... 150,000      28,879
    Asia Polymer Corp......................................  35,310      15,550
    Asia Vital Components Co., Ltd.........................  11,000       7,562
    ASMedia Technology, Inc................................   2,000      27,688
    ASPEED Technology, Inc.................................   1,000      14,736
    Asustek Computer, Inc..................................  29,000     215,042
    Aten International Co., Ltd............................   7,000      17,561
    Aurora Corp............................................   4,000      12,179
    Bank of Kaohsiung Co., Ltd.............................  41,480      11,802
    Basso Industry Corp....................................  10,000      14,136
    BES Engineering Corp...................................  81,000      18,392
    Bioteque Corp..........................................   4,000      10,816
    Bizlink Holding, Inc...................................   6,000      32,103
    Capital Securities Corp................................  62,060      18,597
    Career Technology MFG. Co., Ltd........................  16,000      22,196
    Casetek Holdings, Ltd..................................   8,000      11,316
    Catcher Technology Co., Ltd............................  36,000     364,003
    Cathay Financial Holding Co., Ltd...................... 218,000     346,113
    Cathay Real Estate Development Co., Ltd................  59,000      35,092
    Center Laboratories, Inc...............................  11,531      21,358
    Chailease Holding Co., Ltd.............................  33,520      96,141
    Chang Hwa Commercial Bank, Ltd......................... 115,440      65,581
    Chang Wah Electromaterials, Inc........................   4,000      16,530
    Chang Wah Technology Co., Ltd..........................   2,000      15,218
    Chaun-Choung Technology Corp...........................   8,000      26,914
    CHC Healthcare Group...................................  11,000      11,697
    Cheng Loong Corp.......................................  40,000      25,547
*   Cheng Mei Materials Technology Corp....................  62,000      14,409
    Cheng Uei Precision Industry Co., Ltd..................  16,000      11,047
    Chicony Electronics Co., Ltd...........................  55,185     110,607

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
TAIWAN -- (Continued)
    Chicony Power Technology Co., Ltd......................  11,055 $ 15,396
    Chieftek Precision Co., Ltd............................   8,000   18,692
    Chilisin Electronics Corp..............................   4,979   11,993
    China Bills Finance Corp...............................  44,000   18,803
    China General Plastics Corp............................  21,630   12,848
    China Life Insurance Co., Ltd.......................... 102,820   97,725
    China Man-Made Fiber Corp..............................  74,550   23,693
    China Metal Products...................................  14,000   13,649
    China Motor Corp.......................................  44,000   33,217
*   China Petrochemical Development Corp................... 110,000   40,288
    China Steel Chemical Corp..............................   9,000   36,636
    Chin-Poon Industrial Co., Ltd..........................  27,000   30,174
    Chipbond Technology Corp...............................  47,000   86,564
#*  ChipMOS Techinologies, Inc., ADR.......................   1,400   18,452
    Chlitina Holding, Ltd..................................   3,000   20,056
    Chong Hong Construction Co., Ltd.......................   8,000   18,238
    Chroma ATE, Inc........................................  24,000   84,547
    Chung Hsin Electric & Machinery Manufacturing Corp.....  32,000   21,056
*   Chung Hung Steel Corp..................................  57,000   21,800
    Chunghwa Telecom Co., Ltd., Sponsored ADR..............   2,827   99,171
    Clevo Co...............................................  43,000   33,489
*   CMC Magnetics Corp.....................................  80,000   14,310
    Compal Electronics, Inc................................ 390,000  215,427
    Compeq Manufacturing Co., Ltd..........................  45,000   28,903
    Concraft Holding Co., Ltd..............................   3,300   12,542
    Continental Holdings Corp..............................  41,000   17,211
    Coretronic Corp........................................  34,000   46,787
*   CSBC Corp. Taiwan......................................  18,942   19,831
    CTBC Financial Holding Co., Ltd........................ 262,000  175,443
    CTCI Corp..............................................  39,000   55,076
    Cub Elecparts, Inc.....................................   2,259   13,671
    Cyberlink Corp.........................................   7,000   14,064
    CyberTAN Technology, Inc...............................  35,000   13,843
    Darfon Electronics Corp................................  21,000   24,212
    Darwin Precisions Corp.................................  17,000    8,467
    Delta Electronics, Inc.................................  55,000  231,507
    Depo Auto Parts Ind Co., Ltd...........................   8,000   17,382
*   D-Link Corp............................................  57,000   18,597
    Dynapack International Technology Corp.................  11,000   13,832
    E Ink Holdings, Inc....................................  33,000   26,131
    E.Sun Financial Holding Co., Ltd....................... 158,697  105,370
    Eclat Textile Co., Ltd.................................  11,000  130,974
    Egis Technology, Inc...................................   3,000    9,463
    Elan Microelectronics Corp.............................  18,100   33,815
    Elite Advanced Laser Corp..............................   6,600   11,536
    Elite Material Co., Ltd................................  16,000   32,071
    Elite Semiconductor Memory Technology, Inc.............  15,000   14,435
    Elitegroup Computer Systems Co., Ltd...................  37,000   15,230
    eMemory Technology, Inc................................   2,000   14,840
    Ennoconn Corp..........................................   2,000   13,302
    EnTie Commercial Bank Co., Ltd.........................  22,000    8,947
    Epistar Corp...........................................  54,000   48,963
    Eternal Materials Co., Ltd.............................  59,920   44,669
    Evergreen International Storage & Transport Corp.......  32,000   13,251
    Everlight Chemical Industrial Corp.....................  21,000   10,505
    Everlight Electronics Co., Ltd.........................  37,000   31,879
    Far Eastern Department Stores, Ltd.....................  55,000   27,509
    Far Eastern International Bank......................... 102,002   32,658
    Far Eastern New Century Corp........................... 124,000  124,721

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
TAIWAN -- (Continued)
    Far EasTone Telecommunications Co., Ltd................  35,000 $ 83,404
    Farglory Land Development Co., Ltd.....................  20,000   22,863
    Feng Hsin Steel Co., Ltd...............................  10,000   18,971
    First Financial Holding Co., Ltd....................... 112,960   71,463
*   First Steamship Co., Ltd...............................  49,000   16,909
    FLEXium Interconnect, Inc..............................  16,000   40,450
    Flytech Technology Co., Ltd............................   9,000   20,242
    FocalTech Systems Co., Ltd.............................  13,000    9,531
    Formosa Advanced Technologies Co., Ltd.................  10,000    9,945
    Formosa Chemicals & Fibre Corp.........................  29,000  105,243
    Formosa Plastics Corp..................................  25,000   81,752
    Formosa Sumco Technology Corp..........................   6,000   20,569
    Foxconn Technology Co., Ltd............................  42,000   89,186
    Foxsemicon Integrated Technology, Inc..................   8,150   28,525
    Fubon Financial Holding Co., Ltd....................... 175,000  274,558
    Fulgent Sun International Holding Co., Ltd.............  10,000   14,569
    Fulltech Fiber Glass Corp..............................  18,000    8,695
    Gallant Precision Machining Co., Ltd...................  30,000   22,220
    Gamania Digital Entertainment Co., Ltd.................   6,000   11,088
    Gemtek Technology Corp.................................  24,000   14,280
    General Interface Solution Holding, Ltd................  15,000   50,098
    Genius Electronic Optical Co., Ltd.....................   2,000   12,992
    Getac Technology Corp..................................  15,000   17,674
    Giant Manufacturing Co., Ltd...........................  12,000   45,926
    Giantplus Technology Co., Ltd..........................  35,000   10,382
    Gigabyte Technology Co., Ltd...........................  51,000   67,054
*   Gigastorage Corp.......................................  31,000    7,076
    Ginko International Co., Ltd...........................   3,000   17,129
    Global Mixed Mode Technology, Inc......................   6,000   11,595
    Global PMX Co., Ltd....................................   4,000    9,323
    Global Unichip Corp....................................   5,000   34,167
    Globalwafers Co., Ltd..................................   7,000   55,724
    Globe Union Industrial Corp............................  27,000   12,775
    Gloria Material Technology Corp........................  34,000   18,382
    Goldsun Building Materials Co., Ltd....................  40,000   10,568
    Gourmet Master Co., Ltd................................   2,208   13,392
    Grand Pacific Petrochemical............................  80,000   54,148
    Grape King Bio, Ltd....................................   6,000   37,845
    Great China Metal Industry.............................  17,000   13,653
    Great Wall Enterprise Co., Ltd.........................  48,150   46,974
    Greatek Electronics, Inc...............................  12,000   14,980
    Hannstar Board Corp....................................  36,000   24,672
    HannStar Display Corp.................................. 145,000   31,992
    Hey Song Corp..........................................  12,000   10,790
    Highwealth Construction Corp...........................  45,000   66,102
    Hiroca Holdings, Ltd...................................   7,000   16,209
    Hitron Technology, Inc.................................  27,080   14,763
    Hiwin Technologies Corp................................  17,514  113,668
*   Ho Tung Chemical Corp..................................  46,000    9,925
    Holtek Semiconductor, Inc..............................   9,000   17,050
    Holy Stone Enterprise Co., Ltd.........................  11,000   34,706
    Hon Hai Precision Industry Co., Ltd.................... 290,600  739,736
    Hota Industrial Manufacturing Co., Ltd.................  10,000   42,101
    Hotai Motor Co., Ltd...................................   8,000   55,355
    Hu Lane Associate, Inc.................................   5,000   12,780
    Hua Nan Financial Holdings Co., Ltd.................... 167,200   94,441
    Huaku Development Co., Ltd.............................  23,000   46,785
    Hung Sheng Construction, Ltd...........................  46,800   39,794
*   Ichia Technologies, Inc................................  23,000   10,307

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
TAIWAN -- (Continued)
    IEI Integration Corp...................................  11,700 $ 12,215
    Innodisk Corp..........................................   5,147   17,791
    International CSRC Investment Holdings Co..............  35,885   40,250
    International Games System Co., Ltd....................   9,000   40,038
    Inventec Corp.......................................... 216,000  174,571
    Iron Force Industrial Co., Ltd.........................   8,000   15,877
    ITE Technology, Inc....................................  14,000   13,750
    ITEQ Corp..............................................  10,000   12,838
    Jih Lin Technology Co., Ltd............................   6,000   13,222
    Jih Sun Financial Holdings Co., Ltd....................  69,502   20,187
    KEE TAI Properties Co., Ltd............................  31,000   11,744
    Kenda Rubber Industrial Co., Ltd.......................  22,000   21,080
    Kindom Construction Corp...............................  31,000   17,081
    King Slide Works Co., Ltd..............................   2,000   20,811
    Kingpak Technology, Inc................................   3,000   11,980
    King's Town Bank Co., Ltd..............................  48,000   45,927
    Kinik Co...............................................   9,000   15,426
    Kinpo Electronics......................................  68,000   20,378
    Kinsus Interconnect Technology Corp....................  12,000   15,747
    KMC Kuei Meng International, Inc.......................   5,250   16,234
    KS Terminals, Inc......................................  12,000   14,762
    Kung Long Batteries Industrial Co., Ltd................   3,000   13,913
    Kuoyang Construction Co., Ltd..........................  40,000   14,539
    L&K Engineering Co., Ltd...............................  21,000   17,243
    Land Mark Optoelectronics Corp.........................   4,000   26,586
    Largan Precision Co., Ltd..............................   2,000  218,527
    LCY Chemical Corp......................................  36,000   60,548
    Lealea Enterprise Co., Ltd.............................  61,000   18,682
    Lextar Electronics Corp................................  28,000   14,969
    Lien Hwa Industrial Corp...............................  38,800   38,258
    Lingsen Precision Industries, Ltd......................  37,000   10,038
    Lite-On Semiconductor Corp.............................  11,000    8,907
    Lite-On Technology Corp................................ 108,000  124,172
    Long Chen Paper Co., Ltd...............................  58,000   29,665
    Lotes Co., Ltd.........................................   3,000   16,852
    Lumax International Corp., Ltd.........................   8,000   16,104
    Macauto Industrial Co., Ltd............................   5,000   11,513
    Machvision, Inc........................................   2,000   20,578
    Makalot Industrial Co., Ltd............................  15,000   80,490
    MediaTek, Inc..........................................  48,000  354,559
    Mega Financial Holding Co., Ltd........................ 239,000  202,384
    Mercuries & Associates Holding, Ltd....................  16,200   10,437
*   Mercuries Life Insurance Co., Ltd......................  84,594   37,104
    Merida Industry Co., Ltd...............................   5,000   17,553
    Merry Electronics Co., Ltd.............................   6,000   26,003
*   Microbio Co., Ltd......................................  16,000    8,651
    Microlife Corp.........................................   8,000   21,801
    Micro-Star International Co., Ltd......................  54,000  120,294
    Mirle Automation Corp..................................  16,000   19,929
    Mitac Holdings Corp....................................  44,840   36,461
    momo.com, Inc..........................................   3,000   18,103
*   Motech Industries, Inc.................................  92,000   19,344
    Nan Kang Rubber Tire Co., Ltd..........................  15,000   13,110
    Nan Ya Plastics Corp...................................  71,000  176,862
    Nantex Industry Co., Ltd...............................  25,200   23,541
    Nanya Technology Corp..................................  25,000   41,744
    Nichidenbo Corp........................................   7,000   10,889
    Novatek Microelectronics Corp..........................  58,000  256,587
    O-Bank Co., Ltd........................................  76,000   18,702

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                            Shares  Value>>
                                            ------- --------
TAIWAN -- (Continued)
    On-Bright Electronics, Inc.............   3,000 $ 16,730
    OptoTech Corp..........................  30,000   15,371
    Oriental Union Chemical Corp...........  39,000   35,391
*   Pan Jit International, Inc.............  13,000    9,400
    Pan-International Industrial Corp......  30,000   17,218
    Parade Technologies, Ltd...............   4,000   53,238
    Pegatron Corp..........................  91,000  166,279
*   PharmaEssentia Corp....................   4,000   21,367
    Pharmally International Holding Co.,
      Ltd..................................   2,000   15,113
    Phison Electronics Corp................  18,000  118,370
    Pixart Imaging, Inc....................   9,000   23,855
    Polytronics Technology Corp............   9,000   14,794
    Posiflex Technology, Inc...............   3,000    9,155
    Pou Chen Corp..........................  79,000   80,165
    Powertech Technology, Inc..............  50,000  109,677
    Poya International Co., Ltd............   3,000   26,144
    President Chain Store Corp.............  21,000  237,555
    President Securities Corp..............  70,000   28,364
    Primax Electronics, Ltd................  25,000   33,788
    Prince Housing & Development Corp......  68,000   22,209
    Prosperity Dielectrics Co., Ltd........   9,000   14,481
    Qisda Corp.............................  79,000   44,929
    QST International Corp.................   6,000   13,080
    Quang Viet Enterprise Co., Ltd.........   3,000   10,161
    Quanta Computer, Inc...................  73,000  115,464
    Quanta Storage, Inc....................  24,000   16,498
    Radiant Opto-Electronics Corp..........  24,000   63,073
    Realtek Semiconductor Corp.............  15,000   60,401
    Rechi Precision Co., Ltd...............  12,000    8,842
    Rich Development Co., Ltd..............  64,000   18,139
*   Roo Hsing Co., Ltd.....................  63,000   27,790
    Ruentex Development Co., Ltd...........  44,400   61,621
    Ruentex Industries, Ltd................  21,600   54,275
    Run Long Construction Co., Ltd.........  11,000   19,149
    Samebest Co., Ltd......................   3,000   15,316
    Sampo Corp.............................  46,000   17,203
    San Fang Chemical Industry Co., Ltd....  15,000   11,205
    San Shing Fastech Corp.................   7,000   11,205
    Sanyang Motor Co., Ltd.................  30,000   19,226
    SDI Corp...............................   8,000   17,410
    Sercomm Corp...........................  21,000   33,587
    Shihlin Electric & Engineering Corp....  16,000   20,734
    Shin Kong Financial Holding Co., Ltd... 384,521  126,778
    Shin Zu Shing Co., Ltd.................   8,000   19,664
*   Shining Building Business Co., Ltd.....  55,650   17,679
    Shinkong Insurance Co., Ltd............  11,000   12,758
    Shinkong Synthetic Fibers Corp......... 118,000   39,945
    Sigurd Microelectronics Corp...........  18,000   16,183
    Silergy Corp...........................   3,000   38,221
*   Silicon Integrated Systems Corp........  51,000   12,096
    Simplo Technology Co., Ltd.............  15,000   87,237
    Sinbon Electronics Co., Ltd............  12,000   33,161
    Sino-American Silicon Products, Inc....  35,000   65,541
    SinoPac Financial Holdings Co., Ltd.... 259,080   88,132
    Sinyi Realty Co........................  16,965   16,174
    Sirtec International Co., Ltd..........   7,200    4,999
    Sitronix Technology Corp...............   7,000   18,143
    Soft-World International Corp..........   5,000   10,712
*   Solar Applied Materials Technology Co..  17,000    9,641

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------- ----------
TAIWAN -- (Continued)
    Sonix Technology Co., Ltd..............................  14,000 $   11,998
    Sporton International, Inc.............................   5,050     18,819
    St Shine Optical Co., Ltd..............................   2,000     35,704
    Standard Foods Corp....................................  21,000     31,577
    Sunny Friend Environmental Technology Co., Ltd.........   3,000     21,664
    Sunonwealth Electric Machine Industry Co., Ltd.........   6,000      6,523
    Sunplus Technology Co., Ltd............................  43,000     14,501
    Sunspring Metal Corp...................................  14,000     13,560
    Supreme Electronics Co., Ltd...........................  34,000     28,667
    Syncmold Enterprise Corp...............................  10,000     16,579
    Synnex Technology International Corp...................  96,000    103,597
    Systex Corp............................................  10,000     20,036
    TA Chen Stainless Pipe.................................  91,910    129,873
    Ta Ya Electric Wire & Cable............................  49,000     17,307
    Taichung Commercial Bank Co., Ltd...................... 130,175     42,957
    Taiflex Scientific Co., Ltd............................  15,000     14,643
*   TaiMed Biologics, Inc..................................   6,000     37,474
    Tainan Spinning Co., Ltd...............................  77,000     30,281
    Taishin Financial Holding Co., Ltd..................... 261,000    116,294
    Taisun Enterprise Co., Ltd.............................  33,000     16,148
    Taiwan Business Bank................................... 136,960     45,213
    Taiwan Cement Corp.....................................  70,800     79,585
    Taiwan Chinsan Electronic Industrial Co., Ltd..........  10,000     11,280
    Taiwan Cogeneration Corp...............................  25,000     21,121
    Taiwan Cooperative Financial Holding Co., Ltd.......... 211,430    119,083
    Taiwan Fertilizer Co., Ltd.............................  60,000     81,599
    Taiwan FU Hsing Industrial Co., Ltd....................  10,000     10,259
    Taiwan Glass Industry Corp.............................  70,000     30,102
    Taiwan High Speed Rail Corp............................  43,000     42,729
    Taiwan Hon Chuan Enterprise Co., Ltd...................  25,000     38,556
*   Taiwan Land Development Corp...........................  51,000     13,193
    Taiwan Mobile Co., Ltd.................................  36,000    128,639
    Taiwan Paiho, Ltd......................................  16,000     23,697
    Taiwan PCB Techvest Co., Ltd...........................  17,000     13,293
    Taiwan Secom Co., Ltd..................................  23,000     65,471
    Taiwan Semiconductor Co., Ltd..........................   8,000     12,033
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR........................................  65,238  2,485,568
    Taiwan Shin Kong Security Co., Ltd.....................  12,000     12,978
    Taiwan Styrene Monomer.................................  29,000     21,613
    Taiwan Surface Mounting Technology Corp................  25,000     27,308
*   Taiwan TEA Corp........................................  26,000     13,164
    Taiwan Union Technology Corp...........................  15,000     41,284
*   Tatung Co., Ltd........................................  90,000    105,204
    TCI Co., Ltd...........................................   4,597     64,399
    Teco Electric and Machinery Co., Ltd................... 136,000     78,249
    Test Research, Inc.....................................   7,000      9,736
    Test-Rite International Co., Ltd.......................  15,000     10,888
    Thinking Electronic Industrial Co., Ltd................   8,000     16,000
    Ton Yi Industrial Corp.................................  58,000     24,758
    Tong Hsing Electronic Industries, Ltd..................   5,000     14,939
    Tong Yang Industry Co., Ltd............................  20,000     22,615
    Topco Scientific Co., Ltd..............................   8,000     16,592
    Toung Loong Textile Manufacturing......................  13,000     13,708
    TPK Holding Co., Ltd...................................  23,000     35,861
    Transcend Information, Inc.............................   8,000     16,728
    TSC Auto ID Technology Co., Ltd........................   3,000     16,703
    TSRC Corp..............................................  31,000     28,634
    TTY Biopharm Co., Ltd..................................  11,000     28,754
    Tung Ho Steel Enterprise Corp..........................  64,000     43,416

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
TAIWAN -- (Continued)
    Tung Thih Electronic Co., Ltd..........................   5,000 $    10,244
    TXC Corp...............................................  15,000      15,001
    TYC Brother Industrial Co., Ltd........................  22,000      16,294
    Tyntek Corp............................................  45,000      22,181
    Unimicron Technology Corp..............................  62,000      30,303
    Union Bank Of Taiwan...................................  66,950      20,882
    Uni-President Enterprises Corp......................... 151,000     366,002
    Unitech Printed Circuit Board Corp.....................  27,540      11,605
    United Integrated Services Co., Ltd....................  10,000      17,905
*   United Renewable Energy Co., Ltd.......................  50,000      11,138
    UPC Technology Corp.................................... 117,800      43,350
    USI Corp...............................................  67,320      25,728
    Visual Photonics Epitaxy Co., Ltd......................   8,000      14,457
    Voltronic Power Technology Corp........................   4,000      64,746
    Wafer Works Corp.......................................  14,000      14,269
    Wah Lee Industrial Corp................................  11,000      17,254
    Walsin Lihwa Corp...................................... 175,000      87,038
    Walsin Technology Corp.................................   6,000      25,354
    Waterland Financial Holdings Co., Ltd.................. 125,488      40,806
*   Wei Chuan Foods Corp...................................  16,000       9,870
    Weikeng Industrial Co., Ltd............................  31,087      19,229
    Well Shin Technology Co., Ltd..........................  10,000      14,786
    Win Semiconductors Corp................................  22,000      67,951
    Winbond Electronics Corp............................... 231,000     100,636
    Wisdom Marine Lines Co., Ltd...........................  15,000      14,342
    Wistron Corp........................................... 181,436     111,228
    Wistron NeWeb Corp.....................................  26,340      61,464
    Wowprime Corp..........................................   8,000      21,136
    WPG Holdings, Ltd...................................... 122,400     145,777
    WT Microelectronics Co., Ltd...........................  34,000      43,857
    Xxentria Technology Materials Corp.....................   8,000      15,279
    Yageo Corp.............................................   9,396      96,348
    YC Co., Ltd............................................  31,000      12,954
    YC INOX Co., Ltd.......................................  20,000      15,994
    YFC-Boneagle Electric Co., Ltd.........................  16,000      12,909
    YFY, Inc...............................................  51,000      18,501
    Yieh Phui Enterprise Co., Ltd..........................  61,800      19,201
    Youngtek Electronics Corp..............................  12,000      14,718
    Yuanta Financial Holding Co., Ltd...................... 579,000     281,567
    Yulon Finance Corp.....................................  10,000      27,541
    Yulon Motor Co., Ltd................................... 110,000      64,315
    YungShin Global Holding Corp...........................  12,000      15,361
    Yungtay Engineering Co., Ltd...........................  21,000      38,376
    Zeng Hsing Industrial Co., Ltd.........................   4,000      18,572
    Zhen Ding Technology Holding, Ltd......................  23,000      52,623
    Zig Sheng Industrial Co., Ltd..........................  49,000      14,391
    Zinwell Corp...........................................  25,000      13,929
                                                                    -----------
TOTAL TAIWAN...............................................          19,622,240
                                                                    -----------
THAILAND -- (3.3%)
    Advanced Info Service PCL..............................  14,800      87,505
    AEON Thana Sinsap Thailand PCL.........................   3,800      22,353
    Airports of Thailand PCL...............................  66,100     127,614
    Ananda Development PCL.................................  56,700       7,902
    AP Thailand PCL........................................  83,400      20,630
    Bangchak Corp. PCL.....................................  19,200      19,113
    Bangkok Aviation Fuel Services PCL.....................  18,700      18,756
    Bangkok Bank PCL.......................................   3,600      23,023
    Bangkok Bank PCL.......................................   3,400      21,231

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares  Value>>
                                                            ------- --------
THAILAND -- (Continued)
    Bangkok Chain Hospital PCL.............................  40,800 $ 24,000
    Bangkok Dusit Medical Services PCL.....................  30,700   22,689
    Bangkok Expressway & Metro PCL......................... 408,100  104,641
    Bangkok Land PCL....................................... 232,900   12,084
    Bangkok Life Assurance PCL.............................  21,200   20,305
    Beauty Community PCL................................... 132,200   39,879
*   BEC World PCL.......................................... 101,000   18,585
    Berli Jucker PCL.......................................  25,300   42,548
    Big Camera Corp. PCL................................... 357,200   18,749
    BTS Group Holdings PCL................................. 161,200   44,494
    Bumrungrad Hospital PCL................................   6,500   37,843
    Cal-Comp Electronics Thailand PCL...................... 187,000   10,944
    Carabao Group PCL......................................  10,900   14,879
    Central Plaza Hotel PCL................................  12,700   15,420
    CH Karnchang PCL.......................................  28,600   22,000
*   CIMB Thai Bank PCL..................................... 636,000   16,308
    Com7 PCL...............................................  38,300   23,916
    CP ALL PCL.............................................  65,000  131,863
    Delta Electronics Thailand PCL.........................  12,800   26,643
    Dynasty Ceramic PCL.................................... 230,600   15,999
    Eastern Polymer Group PCL..............................  21,400    4,971
    Eastern Water Resources Development and Management
      PCL..................................................  57,100   19,119
    Energy Absolute PCL....................................  60,200   89,891
    Esso Thailand PCL...................................... 101,500   44,397
    Global Green Chemicals PCL.............................  30,200    9,839
    Golden Land Property Development PCL...................  31,400    8,714
    Hana Microelectronics PCL..............................  31,300   34,227
    Home Product Center PCL................................ 160,900   72,320
    Indorama Ventures PCL..................................  52,300   85,589
    Intouch Holdings PCL...................................  11,700   18,706
    IRPC PCL............................................... 418,900   77,083
    Jasmine International PCL.............................. 199,200   30,947
    Jay Mart PCL...........................................  36,600    5,741
    Kasikornbank PCL.......................................  11,800   71,014
    KCE Electronics PCL....................................  37,800   42,475
    Kiatnakin Bank PCL.....................................  19,700   42,342
    Krung Thai Bank PCL....................................  83,500   50,629
    Krungthai Card PCL.....................................  23,800   24,949
    Land & Houses PCL......................................  28,400    8,824
    LH Financial Group PCL................................. 287,000   12,986
    LPN Development PCL....................................  28,900    8,151
    Major Cineplex Group PCL...............................  41,300   29,402
    MBK PCL................................................  28,700   21,125
    Mega Lifesciences PCL..................................  14,700   16,629
    Minor International PCL................................   6,900    7,597
    MK Restaurants Group PCL...............................   9,100   18,461
    Mono Technology PCL.................................... 305,000   18,309
    Muangthai Capital PCL..................................  27,300   43,029
    Origin Property PCL....................................  52,500   14,570
    Plan B Media Pcl....................................... 101,300   19,863
    Polyplex Thailand PCL..................................  32,000   14,480
*   Precious Shipping PCL..................................   7,800    2,706
    PTG Energy PCL.........................................  62,500   19,796
    PTT Exploration & Production PCL.......................   3,200   13,466
    PTT Global Chemical PCL................................  79,500  185,260
    Quality Houses PCL..................................... 230,600   21,843
    Ratchthani Leasing PCL.................................  99,300   26,510
    Robinson PCL...........................................  10,600   20,864
    RS PCL.................................................  18,700    9,138

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Saha Pathana Inter-Holding PCL.........................     9,200 $   18,456
    Samart Corp. PCL.......................................    80,000     17,255
    Sansiri PCL............................................   406,500     19,252
    SC Asset Corp. PCL.....................................   185,800     19,056
    Siam Cement PCL (The)..................................     4,000     50,437
    Siam City Cement PCL...................................     3,000     21,719
    Siam Commercial Bank PCL (The).........................    30,800    127,753
    Siam Future Development PCL............................    66,400     15,423
    Siam Global House PCL..................................    72,400     40,841
    Siamgas & Petrochemicals PCL...........................    45,400     14,517
*   Singha Estate PCL......................................   104,200      9,870
    Somboon Advance Technology PCL.........................    14,200      8,696
    SPCG PCL...............................................    50,000     30,468
    Sri Trang Agro-Industry PCL............................    62,000     33,478
    Srisawad Corp. PCL.....................................    27,655     37,124
    Star Petroleum Refining PCL............................   112,300     47,766
*   STP & I PCL............................................   137,300     19,881
    Supalai PCL............................................    62,600     41,356
*   Super Energy Corp. PCL................................. 1,014,500     21,422
    Synnex Thailand PCL....................................    23,700     10,581
    Taokaenoi Food & Marketing PCL.........................    35,500     13,815
    Thai Oil PCL...........................................    55,900    142,912
    Thai Stanley Electric PCL..............................     2,700     19,629
    Thai Union Group PCL...................................    36,300     18,177
    Thai Vegetable Oil PCL.................................    33,100     28,207
    Thanachart Capital PCL.................................    44,900     71,447
    Tisco Financial Group PCL..............................    17,600     41,810
    TMB Bank PCL...........................................   118,300      8,136
    Total Access Communication PCL.........................    61,400     87,979
    True Corp. PCL.........................................   321,500     57,220
    TTW PCL................................................   114,500     42,484
    Unique Engineering & Construction PCL..................    51,400     19,537
    Univentures PCL........................................    72,900     16,163
    VGI Global Media PCL...................................    91,700     20,885
    Vinythai PCL...........................................    19,900     13,387
    WHA Corp. PCL..........................................   184,500     22,930
    WHA Utilities and Power PCL............................    31,100      5,676
    Workpoint Entertainment PCL............................    10,400      9,882
                                                                      ----------
TOTAL THAILAND.............................................            3,523,505
                                                                      ----------
TURKEY -- (1.0%)
    Akbank Turk A.S........................................    80,494     95,191
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.............     4,528     15,224
    Anadolu Hayat Emeklilik A.S............................     6,415      6,722
    Arcelik A.S............................................    12,712     35,356
    Aselsan Elektronik Sanayi Ve Ticaret A.S...............     2,833     12,825
    Aygaz A.S..............................................     5,453     11,878
*   Bera Holding A.S.......................................    29,474      8,508
    BIM Birlesik Magazalar A.S.............................     9,152    130,100
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........     5,695      7,909
    Coca-Cola Icecek A.S...................................     5,609     27,693
*   Dogan Sirketler Grubu Holding A.S......................    65,909     12,875
    Enka Insaat ve Sanayi A.S..............................    17,692     14,785
    Eregli Demir ve Celik Fabrikalari TAS..................    17,489     28,381
    Ford Otomotiv Sanayi A.S...............................     2,192     23,540
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret
*     A.S., Class D........................................    22,535     12,352
*   Koza Altin Isletmeleri A.S.............................     2,996     24,149
*   Logo Yazilim Sanayi Ve Ticaret A.S.....................     1,706      9,683
    Petkim Petrokimya Holding A.S..........................    42,315     38,516

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            Shares   Value>>
                                                            ------ ------------
TURKEY -- (Continued)
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S............... 22,121 $     11,956
    TAV Havalimanlari Holding A.S.......................... 10,798       44,956
    Tekfen Holding A.S..................................... 12,074       45,967
    Tofas Turk Otomobil Fabrikasi A.S...................... 10,018       37,813
    Tupras Turkiye Petrol Rafinerileri A.S.................  4,115       97,088
*   Turk Hava Yollari AO...................................  4,542       11,441
*   Turk Telekomunikasyon A.S.............................. 36,226       20,788
    Turk Traktor ve Ziraat Makineleri A.S..................  1,192        7,754
    Turkcell Iletisim Hizmetleri A.S....................... 48,619       98,937
    Turkiye Garanti Bankasi A.S............................ 32,122       40,407
    Turkiye Halk Bankasi A.S............................... 45,323       50,122
    Turkiye Is Bankasi, Class C............................ 48,625       34,801
    Turkiye Sinai Kalkinma Bankasi A.S..................... 52,874        6,726
    Turkiye Vakiflar Bankasi TAO, Class D.................. 16,135        9,899
*   Ulker Biskuvi Sanayi A.S...............................  7,845       20,744
*   Vestel Elektronik Sanayi ve Ticaret A.S................  7,691        9,169
*   Yapi ve Kredi Bankasi A.S.............................. 36,969       10,721
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S............  8,253        5,713
*   Zorlu Enerji Elektrik Uretim A.S....................... 39,435        7,837
                                                                   ------------
TOTAL TURKEY...............................................           1,088,526
                                                                   ------------
TOTAL COMMON STOCKS........................................         105,767,264
                                                                   ------------
PREFERRED STOCKS -- (2.0%)
BRAZIL -- (1.8%)
    Banco ABC Brasil S.A...................................  7,458       32,405
    Banco do Estado do Rio Grande do Sul SA, Class B.......  6,300       33,620
*   Centrais Eletricas Brasileiras SA, Class B.............  3,500       25,017
    Cia Brasileira de Distribuicao......................... 12,400      260,628
    Cia de Gas de Sao Paulo, Class A.......................  1,160       16,863
    Cia de Saneamento do Parana............................ 13,977       37,858
    Cia Energetica de Minas Gerais......................... 52,948      156,930
    Cia Energetica de Sao Paulo, Class B................... 21,600      115,212
    Cia Energetica do Ceara, Class A.......................    800       10,061
    Cia Paranaense de Energia..............................  6,742       47,519
    Gerdau SA.............................................. 38,800      169,525
    Itau Unibanco Holding SA............................... 62,200      823,149
    Lojas Americanas SA.................................... 16,800       84,869
    Marcopolo SA........................................... 33,800       35,694
    Unipar Carbocloro SA...................................  1,700       19,369
    Usinas Siderurgicas de Minas Gerais SA, Class A........ 11,400       31,491
                                                                   ------------
TOTAL BRAZIL...............................................           1,900,210
                                                                   ------------
CHILE -- (0.2%)
    Coca-Cola Embonor SA, Class B..........................  7,515       16,696
    Embotelladora Andina SA, Class B....................... 21,831       76,594
    Sociedad Quimica y Minera de Chile SA, Class B.........  4,086      176,565
                                                                   ------------
TOTAL CHILE................................................             269,855
                                                                   ------------
COLOMBIA -- (0.0%)
    Banco Davivienda SA....................................  2,031       19,556
    Grupo de Inversiones Suramericana SA...................  2,193       20,026
                                                                   ------------
TOTAL COLOMBIA.............................................              39,582
                                                                   ------------
TOTAL PREFERRED STOCKS.....................................           2,209,647
                                                                   ------------

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                      Shares   Value>>
                                                      ------ ------------
RIGHTS/WARRANTS -- (0.0%)
CHILE -- (0.0%)
      Banco de Credito e Inversiones SA Rights               $        350
*       11/29/18.....................................    122
*     SACI Falabella Rights 11/13/18.................    465           47
                                                             ------------
TOTAL CHILE..........................................                 397
                                                             ------------
SOUTH KOREA -- (0.0%)
*     SK Securities Co., Ltd. Rights 12/04/18........  5,386          832
                                                             ------------
TAIWAN -- (0.0%)
*     Sunplus Technology Co., Ltd. Rights 10/24/18...    356            0
*     Taichung Commercial Bank Rights 11/26/18.......  4,339            0
      Taishin financial Holding Co., Ltd.
*       Rights 11/22/18..............................  4,277          415
*     Yulon Finance Corp. Rights 10/05/18............  1,456            0
                                                             ------------
TOTAL TAIWAN.........................................                 415
                                                             ------------
THAILAND -- (0.0%)
*     BTS Group Holdings PCL Warrants 08/01/19.......  9,222            0
                                                             ------------
TOTAL RIGHTS/WARRANTS................................               1,644
                                                             ------------
TOTAL INVESTMENT SECURITIES..........................         107,978,555
                                                             ------------

                                                               Value+
                                                             ------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)  DFA Short Term Investment Fund................. 34,153      395,145
                                                             ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $127,941,607)....        $108,373,700
                                                             ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                     Investments in Securities (Market Value)
                    ------------------------------------------
                     Level 1     Level 2   Level 3    Total
                    ---------- ----------- ------- -----------
Common Stocks
   Brazil.......... $9,663,194          --   --    $ 9,663,194
   Chile...........    390,375 $ 1,176,823   --      1,567,198
   China...........  3,280,872  15,494,614   --     18,775,486
   Colombia........    395,765          --   --        395,765
   Czech Republic..         --     169,459   --        169,459
   Egypt...........     68,938          --   --         68,938
   Hungary.........         --     537,958   --        537,958
   India...........    534,010  13,958,791   --     14,492,801
   Indonesia.......    201,550   1,790,295   --      1,991,845
   Malaysia........         --   3,064,163   --      3,064,163
   Mexico..........  4,081,623          --   --      4,081,623
   Peru............    268,791          --   --        268,791
   Philippines.....     81,344     994,117   --      1,075,461
   Poland..........         --   1,427,126   --      1,427,126
   Russia..........    702,737      34,039   --        736,776
   South Africa....    171,422   4,795,349   --      4,966,771
   South Korea.....    993,735  17,255,902   --     18,249,637
   Taiwan..........  2,639,097  16,983,146   --     19,622,243
   Thailand........  3,523,504          --   --      3,523,504
   Turkey..........         --   1,088,525   --      1,088,525

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                      Investments in Securities (Market Value)
                    --------------------------------------------
                      Level 1     Level 2   Level 3    Total
                    ----------- ----------- ------- ------------
Preferred Stocks
   Brazil.......... $ 1,900,210          --   --    $  1,900,210
   Chile...........          -- $   269,855   --         269,855
   Colombia........      39,582          --   --          39,582
Rights/Warrants
   Chile...........          --         397   --             397
   South Korea.....          --         832   --             832
   Taiwan..........          --         415   --             415
Securities Lending
  Collateral.......          --     395,145   --         395,145
                    ----------- -----------   --    ------------
TOTAL.............. $28,936,749 $79,436,951   --    $108,373,700
                    =========== ===========   ==    ============

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (96.0%)
COMMUNICATION SERVICES -- (9.2%)
    Activision Blizzard, Inc...............................  97,092 $ 6,704,203
*   Alaska Communications Systems Group, Inc...............   1,400       2,044
*   Alphabet, Inc., Class A................................  40,495  44,163,037
*   Alphabet, Inc., Class C................................  42,696  45,973,772
    Altice USA, Inc., Class A..............................  32,653     532,570
#   AMC Entertainment Holdings, Inc., Class A..............   6,137     118,199
#*  AMC Networks, Inc., Class A............................   7,581     444,095
*   ANGI Homeservices, Inc., Class A.......................   7,188     137,578
    AT&T, Inc.............................................. 973,608  29,870,293
    ATN International, Inc.................................   1,149      97,079
    Beasley Broadcast Group, Inc., Class A.................     325       2,168
*   Boingo Wireless, Inc...................................   6,700     209,911
    Cable One, Inc.........................................     700     627,018
*   Cars.com, Inc..........................................  12,288     320,840
#   CBS Corp., Class A.....................................   5,128     295,270
    CBS Corp., Class B.....................................  45,403   2,603,862
#*  Central European Media Enterprises, Ltd., Class A......     524       1,771
#   CenturyLink, Inc....................................... 120,412   2,485,304
*   Charter Communications, Inc., Class A..................  27,335   8,757,314
*   Cincinnati Bell, Inc...................................   7,080     100,465
#   Cinemark Holdings, Inc.................................  13,622     566,267
    Clear Channel Outdoor Holdings, Inc., Class A..........   3,850      22,407
#   Cogent Communications Holdings, Inc....................   8,167     424,521
    Comcast Corp., Class A................................. 619,072  23,611,406
#*  comScore, Inc..........................................   3,105      49,525
#   Consolidated Communications Holdings, Inc..............   8,649     108,285
*   DHI Group, Inc.........................................   4,237       7,076
#*  Discovery, Inc., Class A...............................  23,481     760,550
*   Discovery, Inc., Class C...............................  38,910   1,140,452
*   DISH Network Corp., Class A............................  28,758     884,021
*   Electronic Arts, Inc...................................  41,740   3,797,505
#   Entercom Communications Corp., Class A.................  31,010     201,255
    Entravision Communications Corp., Class A..............   7,308      36,102
#   EW Scripps Co. (The), Class A..........................   5,927      99,692
*   Facebook, Inc., Class A................................ 327,432  49,700,903
    Frontier Communications Corp...........................   9,761      46,950
#   Gannett Co., Inc.......................................  11,949     115,905
*   Glu Mobile, Inc........................................   1,098       7,741
*   Gray Television, Inc...................................  14,471     250,493
*   Harte-Hanks, Inc.......................................     336       1,841
*   IAC/InterActiveCorp....................................  10,568   2,077,563
    IDT Corp., Class B.....................................   1,800      12,672
*   IMAX Corp..............................................   5,716     110,662
    Interpublic Group of Cos., Inc. (The)..................  54,513   1,262,521
*   Iridium Communications, Inc............................  10,799     213,928
    John Wiley & Sons, Inc., Class A.......................   5,420     293,981
#*  Liberty Broadband Corp., Class A.......................   3,494     289,268
*   Liberty Broadband Corp., Class C.......................  14,388   1,193,197
*   Liberty Latin America, Ltd., Class C...................   3,594      64,728
#*  Liberty Media Corp.-Liberty Braves, Class A............   1,077      27,787
*   Liberty Media Corp.-Liberty Braves, Class B............      20         516
#*  Liberty Media Corp.-Liberty Braves, Class C............   2,265      58,663
#*  Liberty Media Corp.-Liberty Formula One, Class A.......   2,694      85,373
#*  Liberty Media Corp.-Liberty Formula One, Class C.......   5,664     187,365
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........  10,779     444,526
*   Liberty Media Corp.-Liberty SiriusXM, Class B..........     200       8,505

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
                                                            Shares     Value+
                                                            ------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........  22,658 $    935,096
*   Liberty TripAdvisor Holdings, Inc., Class A............  10,445      150,617
#   Lions Gate Entertainment Corp., Class A................   9,697      185,795
    Lions Gate Entertainment Corp., Class B................  13,882      246,961
#*  Live Nation Entertainment, Inc.........................  19,237    1,006,095
*   Madison Square Garden Co. (The), Class A...............   2,769      765,961
    Marcus Corp. (The).....................................   2,400       93,648
#*  Match Group, Inc.......................................  10,128      523,820
#*  McClatchy Co. (The), Class A...........................     430        3,304
#   Meredith Corp..........................................   4,576      235,939
#*  MSG Networks, Inc., Class A............................  12,005      306,728
    National CineMedia, Inc................................   6,419       57,450
*   Netflix, Inc...........................................  58,830   17,753,717
    New Media Investment Group, Inc........................   2,661       37,387
#   New York Times Co. (The), Class A......................  18,633      491,911
    News Corp., Class A....................................  47,212      622,726
    News Corp., Class B....................................  16,856      224,859
#   Nexstar Media Group, Inc., Class A.....................   5,522      413,543
#   Omnicom Group, Inc.....................................  30,860    2,293,515
#*  ORBCOMM, Inc...........................................   7,396       70,484
#*  QuinStreet, Inc........................................   2,500       39,750
*   Rosetta Stone, Inc.....................................   1,296       26,944
    Saga Communications, Inc., Class A.....................     575       20,148
    Salem Media Group, Inc.................................     400        1,180
    Scholastic Corp........................................   2,600      112,788
    Shenandoah Telecommunications Co.......................   7,800      296,556
    Sinclair Broadcast Group, Inc., Class A................  10,008      286,629
#   Sirius XM Holdings, Inc................................ 245,576    1,478,368
#*  Snap, Inc., Class A....................................  45,813      302,824
    Spok Holdings, Inc.....................................   2,839       39,803
#*  Sprint Corp............................................  89,897      550,170
*   Take-Two Interactive Software, Inc.....................  15,002    1,933,308
    TEGNA, Inc.............................................  23,899      275,794
    Telephone & Data Systems, Inc..........................  12,395      382,138
*   T-Mobile US, Inc.......................................  39,494    2,707,314
#*  TripAdvisor, Inc.......................................  13,717      715,204
#*  TrueCar Inc............................................   4,430       50,413
    Twenty-First Century Fox, Inc., Class A................ 137,768    6,271,199
    Twenty-First Century Fox, Inc., Class B................  54,449    2,460,006
*   Twitter, Inc...........................................  87,498    3,040,555
*   United States Cellular Corp............................   1,000       47,770
    Verizon Communications, Inc............................ 557,477   31,826,362
#   Viacom, Inc., Class A..................................   1,192       42,161
    Viacom, Inc., Class B..................................  44,674    1,428,675
#*  Vonage Holdings Corp...................................  25,192      334,046
    Walt Disney Co. (The).................................. 203,856   23,408,784
    World Wrestling Entertainment, Inc., Class A...........   5,200      377,468
*   XO Group, Inc..........................................   4,000      138,440
#*  Yelp, Inc..............................................   9,465      405,291
#*  Zayo Group Holdings, Inc...............................  27,414      819,130
*   Zedge, Inc., Class B...................................     600        1,164
#*  Zillow Group, Inc., Class A............................   7,369      297,487
#*  Zillow Group, Inc., Class C............................  15,246      613,804
*   Zynga, Inc., Class A................................... 117,300      426,972
                                                                    ------------
TOTAL COMMUNICATION SERVICES...............................          339,189,146
                                                                    ------------
CONSUMER DISCRETIONARY -- (10.3%)
*   1-800-Flowers.com, Inc., Class A.......................   3,914       40,901
    Aaron's, Inc...........................................  10,569      498,117
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
                                                             Shares   Value+
                                                             ------ -----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Abercrombie & Fitch Co., Class A.......................  8,850 $   174,345
 #   Acushnet Holdings Corp.................................  2,786      68,062
 #   Adient P.L.C........................................... 11,140     338,879
 *   Adtalem Global Education, Inc..........................  8,180     414,153
     Advance Auto Parts, Inc................................  9,863   1,575,713
 *   Amazon.com, Inc........................................ 56,392  90,114,980
 #*  American Axle & Manufacturing Holdings, Inc............ 13,471     204,355
     American Eagle Outfitters, Inc......................... 22,400     516,544
 #*  American Outdoor Brands Corp...........................  5,464      74,748
 *   American Public Education, Inc.........................  2,200      72,006
 *   America's Car-Mart, Inc................................  1,100      82,390
     Aptiv P.L.C............................................ 35,433   2,721,254
 #   Aramark................................................ 31,206   1,120,920
 *   Asbury Automotive Group, Inc...........................  2,900     188,790
 #*  Ascena Retail Group, Inc...............................  8,000      30,800
 #*  At Home Group, Inc.....................................  5,899     161,279
 #   Autoliv, Inc........................................... 10,946     912,240
 #*  AutoNation, Inc........................................  8,573     347,035
 *   AutoZone, Inc..........................................  3,604   2,643,426
 *   Barnes & Noble Education, Inc..........................  4,113      23,485
 #   Barnes & Noble, Inc....................................  6,422      40,651
     Bassett Furniture Industries, Inc......................    306       6,044
 *   Beazer Homes USA, Inc..................................    779       6,863
 #   Bed Bath & Beyond, Inc................................. 18,932     260,126
 #*  Belmond, Ltd., Class A................................. 12,057     206,416
     Best Buy Co., Inc...................................... 38,220   2,681,515
 #   Big 5 Sporting Goods Corp..............................  2,146       7,532
 #   Big Lots, Inc..........................................  5,898     244,885
 *   Biglari Holdings, Inc., Class B........................      7         998
 #   BJ's Restaurants, Inc..................................  3,098     189,536
     Bloomin' Brands, Inc................................... 16,722     333,604
 *   Bojangles', Inc........................................  2,682      42,402
 *   Booking Holdings, Inc..................................  6,461  12,111,661
 *   Boot Barn Holdings, Inc................................  3,837      94,697
     BorgWarner, Inc........................................ 26,183   1,031,872
     Boyd Gaming Corp.......................................  5,900     156,704
 *   Bridgepoint Education, Inc.............................  1,683      16,157
 *   Bright Horizons Family Solutions, Inc..................  8,347     959,154
 #   Brinker International, Inc.............................  6,676     289,405
     Brunswick Corp......................................... 12,048     626,376
 #   Buckle, Inc. (The).....................................  3,112      63,485
 *   Build-A-Bear Workshop, Inc.............................  2,400      20,544
 *   Burlington Stores, Inc.................................  9,700   1,663,453
 #*  Caesars Entertainment Corp............................. 53,109     456,206
     Caleres, Inc...........................................  5,187     177,395
     Callaway Golf Co....................................... 13,384     286,418
 *   Cambium Learning Group, Inc............................ 11,314     162,695
 #   Camping World Holdings, Inc., Class A..................  4,057      69,578
 *   Career Education Corp..................................  6,800      97,784
 #*  CarMax, Inc............................................ 24,738   1,679,958
     Carnival Corp.......................................... 54,955   3,079,678
     Carriage Services, Inc.................................  2,167      41,303
 *   Carrols Restaurant Group, Inc..........................  4,867      64,050
     Carter's, Inc..........................................  6,764     649,209
 #*  Carvana Co.............................................  3,907     151,396
     Cato Corp. (The), Class A..............................  2,761      53,232
 *   Cavco Industries, Inc..................................  1,157     232,106
 *   Century Communities, Inc...............................  1,616      34,292
 #   Cheesecake Factory, Inc. (The).........................  6,350     306,959
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
                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Chico's FAS, Inc.......................................  18,000 $  138,060
 #   Children's Place, Inc. (The)...........................   2,340    349,596
 *   Chipotle Mexican Grill, Inc............................   3,774  1,737,285
 #   Choice Hotels International, Inc.......................   5,483    402,452
     Churchill Downs, Inc...................................   1,897    473,510
 #*  Chuy's Holdings, Inc...................................   2,100     51,177
     Citi Trends, Inc.......................................   1,200     30,396
 #   Collectors Universe, Inc...............................     600      8,640
     Columbia Sportswear Co.................................   4,654    420,163
 #*  Conn's, Inc............................................   2,882     80,062
 #   Cooper Tire & Rubber Co................................   9,301    287,308
 *   Cooper-Standard Holdings, Inc..........................   2,453    227,270
     Core-Mark Holding Co., Inc.............................   6,545    251,393
 #   Cracker Barrel Old Country Store, Inc..................   2,416    383,371
 *   Crocs, Inc.............................................   9,700    199,238
     CSS Industries, Inc....................................   1,250     16,425
     Culp, Inc..............................................   1,492     34,540
     Dana, Inc..............................................  18,876    293,899
     Darden Restaurants, Inc................................  15,762  1,679,441
 #   Dave & Buster's Entertainment, Inc.....................   4,945    294,475
 *   Deckers Outdoor Corp...................................   4,300    546,831
 *   Del Frisco's Restaurant Group, Inc.....................   1,881     12,697
     Delphi Technologies P.L.C..............................  11,811    253,228
 *   Denny's Corp...........................................  13,180    228,673
 #*  Destination XL Group, Inc..............................   4,200     12,852
 #   Dick's Sporting Goods, Inc.............................  12,139    429,356
 #   Dillard's, Inc., Class A...............................   3,453    243,160
 #   Dine Brands Global, Inc................................   2,200    178,288
     Dollar General Corp....................................  36,786  4,097,225
 *   Dollar Tree, Inc.......................................  29,596  2,494,943
     Domino's Pizza, Inc....................................   6,346  1,705,741
 #*  Dorman Products, Inc...................................   4,878    385,411
     DR Horton, Inc.........................................  43,632  1,569,007
     DSW, Inc., Class A.....................................   9,116    242,030
 #   Dunkin' Brands Group, Inc..............................  11,985    869,632
 *   eBay, Inc.............................................. 132,294  3,840,495
 #*  Eldorado Resorts, Inc..................................   6,704    244,696
 #   Ethan Allen Interiors, Inc.............................   2,900     55,506
 #*  Etsy, Inc..............................................  14,298    607,951
     Expedia Group, Inc.....................................  16,124  2,022,433
 #*  Express, Inc...........................................   8,200     72,242
     Extended Stay America, Inc.............................  24,500    398,860
 #*  Famous Dave's of America, Inc..........................   1,332      7,073
 #*  Fiesta Restaurant Group, Inc...........................   2,996     77,327
 *   Five Below, Inc........................................   7,721    878,804
     Flexsteel Industries, Inc..............................     300      7,626
 #*  Floor & Decor Holdings, Inc., Class A..................   4,350    111,273
 #   Foot Locker, Inc.......................................  16,311    768,901
     Ford Motor Co.......................................... 496,128  4,738,022
 #*  Fossil Group, Inc......................................   8,037    174,483
 *   Fox Factory Holding Corp...............................   6,502    349,352
 *   frontdoor, Inc.........................................   9,307    316,903
 #   GameStop Corp., Class A................................  12,940    188,924
     Gaming Partners International Corp.....................     800      6,952
     Gap, Inc. (The)........................................  31,880    870,324
     Garmin, Ltd............................................  12,906    853,861
 *   Garrett Motion, Inc....................................  10,009    151,837
 #*  GCI Liberty, Inc., Class A.............................  12,572    595,033
     General Motors Co...................................... 175,465  6,420,264
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
                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Genesco, Inc...........................................   2,400 $   102,696
    Gentex Corp............................................  39,490     831,264
#*  Gentherm, Inc..........................................   4,803     209,603
    Genuine Parts Co.......................................  18,417   1,803,393
#*  G-III Apparel Group, Ltd...............................   8,675     345,785
    Goodyear Tire & Rubber Co. (The).......................  31,675     667,075
#*  GoPro, Inc., Class A...................................   8,418      55,306
    Graham Holdings Co., Class B...........................     608     353,278
#*  Grand Canyon Education, Inc............................   6,336     790,099
    Group 1 Automotive, Inc................................   2,780     160,517
#*  Groupon, Inc...........................................  67,510     220,758
*   GrubHub, Inc...........................................  12,333   1,143,762
    Guess?, Inc............................................   9,826     208,704
#   H&R Block, Inc.........................................  31,265     829,773
    Hamilton Beach Brands Holding Co., Class A.............     574      13,328
#   Hanesbrands, Inc.......................................  51,734     887,755
#   Harley-Davidson, Inc...................................  24,000     917,280
#   Hasbro, Inc............................................  13,723   1,258,536
#   Haverty Furniture Cos., Inc............................   1,700      34,476
*   Helen of Troy, Ltd.....................................   3,400     422,008
#*  Hibbett Sports, Inc....................................   2,888      50,453
*   Hilton Grand Vacations, Inc............................  10,299     276,734
    Hilton Worldwide Holdings, Inc.........................  36,179   2,574,859
    Home Depot, Inc. (The)................................. 157,438  27,690,195
    Hooker Furniture Corp..................................   1,300      38,051
#*  Horizon Global Corp....................................   3,471      19,472
*   Houghton Mifflin Harcourt Co...........................   3,402      22,793
    Hyatt Hotels Corp., Class A............................   6,193     428,556
#*  Installed Building Products, Inc.......................   3,123      95,127
#   International Game Technology P.L.C....................   7,805     144,783
    International Speedway Corp., Class A..................   2,719     101,990
#*  iRobot Corp............................................   3,667     323,319
*   J Alexander's Holdings, Inc............................   1,458      15,382
    Jack in the Box, Inc...................................   3,806     300,408
#*  JAKKS Pacific, Inc.....................................   2,151       5,184
#*  JC Penney Co., Inc.....................................  34,278      50,389
    Johnson Outdoors, Inc., Class A........................   1,187      89,393
*   K12, Inc...............................................   3,115      66,692
    KB Home................................................   8,900     177,733
#*  Kirkland's, Inc........................................   1,502      15,185
    Kohl's Corp............................................  23,760   1,799,345
#*  Kona Grill, Inc........................................   1,120       1,971
#   L Brands, Inc..........................................  29,943     970,752
#*  Lakeland Industries, Inc...............................   1,000      13,140
#*  Lands' End, Inc........................................   1,303      21,252
    Las Vegas Sands Corp...................................  55,232   2,818,489
*   Laureate Education, Inc., Class A......................   3,343      49,777
    La-Z-Boy, Inc..........................................   6,000     166,800
#   LCI Industries.........................................   3,891     269,841
*   Leaf Group, Ltd........................................     553       4,839
    Lear Corp..............................................   9,400   1,249,260
#   Leggett & Platt, Inc...................................  18,177     660,007
    Lennar Corp., Class A..................................  39,420   1,694,272
    Lennar Corp., Class B..................................   1,957      70,002
    Libbey, Inc............................................   2,200      16,588
*   Liberty Expedia Holdings, Inc., Class A................   5,824     252,878
    Lifetime Brands, Inc...................................     300       3,105
*   Liquidity Services, Inc................................     652       3,873
#   Lithia Motors, Inc., Class A...........................   2,987     266,082
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
                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   LKQ Corp...............................................  41,286 $ 1,125,869
    Lowe's Cos., Inc....................................... 108,839  10,363,650
*   Luby's, Inc............................................   1,849       2,552
*   Lululemon Athletica, Inc...............................  12,630   1,777,420
#*  Lumber Liquidators Holdings, Inc.......................   2,649      31,682
*   M/I Homes, Inc.........................................   2,750      66,467
    Macy's, Inc............................................  38,835   1,331,652
*   Malibu Boats, Inc., Class A............................   3,500     140,700
    Marine Products Corp...................................   1,049      21,368
*   MarineMax, Inc.........................................   4,119      93,748
    Marriott International, Inc., Class A..................  42,400   4,956,136
    Marriott Vacations Worldwide Corp......................   6,493     574,566
#*  Mattel, Inc............................................  40,965     556,305
*   MCBC Holdings, Inc.....................................   3,540     105,067
    McDonald's Corp........................................ 106,816  18,895,750
    MDC Holdings, Inc......................................   5,040     141,624
*   Meritage Homes Corp....................................   3,700     137,825
    MGM Resorts International..............................  54,564   1,455,768
*   Michael Kors Holdings, Ltd.............................  22,253   1,233,039
#*  Michaels Cos., Inc. (The)..............................  16,421     260,273
*   Modine Manufacturing Co................................   8,649     112,523
*   Mohawk Industries, Inc.................................   7,918     987,612
#*  Monarch Casino & Resort, Inc...........................   1,845      71,531
#   Monro, Inc.............................................   3,878     288,523
#*  Motorcar Parts of America, Inc.........................   2,528      53,543
    Movado Group, Inc......................................   2,362      90,961
*   Murphy USA, Inc........................................   4,848     390,894
    Nathan's Famous, Inc...................................     509      38,119
*   National Vision Holdings, Inc..........................   5,725     237,187
*   Nautilus, Inc..........................................   4,149      50,742
#*  New York & Co., Inc....................................   5,059      20,034
#   Newell Brands, Inc.....................................  57,547     913,846
    NIKE, Inc., Class B.................................... 171,662  12,881,516
#   Nordstrom, Inc.........................................  17,457   1,148,147
*   Norwegian Cruise Line Holdings, Ltd....................  24,978   1,100,780
#   Nutrisystem, Inc.......................................   4,889     173,853
*   NVR, Inc...............................................     500   1,119,515
    Office Depot, Inc......................................  68,875     176,320
#*  Ollie's Bargain Outlet Holdings, Inc...................   7,467     693,684
*   O'Reilly Automotive, Inc...............................  11,628   3,729,681
#*  Overstock.com, Inc.....................................   1,830      36,820
    Oxford Industries, Inc.................................   2,882     256,440
#   Papa John's International, Inc.........................   3,800     207,252
*   Penn National Gaming, Inc..............................  10,066     244,402
    Penske Automotive Group, Inc...........................   4,700     208,586
#   PetMed Express, Inc....................................   2,200      61,468
*   Planet Fitness, Inc., Class A..........................  13,874     681,075
    Polaris Industries, Inc................................   8,338     741,915
    Pool Corp..............................................   5,100     743,325
    PulteGroup, Inc........................................  36,663     900,810
    PVH Corp...............................................   9,783   1,181,689
#*  Quotient Technology Inc................................   3,456      44,479
*   Qurate Retail, Inc.....................................  62,653   1,374,607
    Ralph Lauren Corp......................................   6,732     872,535
    RCI Hospitality Holdings, Inc..........................   1,000      26,180
*   Red Lion Hotels Corp...................................   2,034      22,232
#*  Red Robin Gourmet Burgers, Inc.........................   3,072      92,774
    Red Rock Resorts, Inc., Class A........................   8,652     200,207
*   Regis Corp.............................................   4,556      76,723
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
                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Rent-A-Center, Inc.....................................   6,145 $    87,566
#*  RH.....................................................   4,568     528,563
    Rocky Brands, Inc......................................     231       6,634
#*  Roku, Inc..............................................   7,377     410,161
    Ross Stores, Inc.......................................  51,561   5,104,539
    Royal Caribbean Cruises, Ltd...........................  23,200   2,429,736
#   Ruth's Hospitality Group, Inc..........................   4,284     115,797
#*  Sally Beauty Holdings, Inc.............................  17,735     315,860
#*  Scientific Games Corp., Class A........................   7,083     157,668
*   SeaWorld Entertainment, Inc............................   7,469     195,090
#*  Sequential Brands Group, Inc...........................     194         254
#   Service Corp. International............................  22,783     944,811
*   ServiceMaster Global Holdings, Inc.....................  18,614     798,168
#*  Shake Shack, Inc., Class A.............................   3,585     189,611
*   Shiloh Industries, Inc.................................   1,564      14,217
#   Shoe Carnival, Inc.....................................     771      31,403
#*  Shutterfly, Inc........................................   3,662     183,100
    Shutterstock, Inc......................................   4,145     169,448
#   Signet Jewelers, Ltd...................................   8,700     487,635
    Six Flags Entertainment Corp...........................   8,978     483,555
*   Skechers U.S.A., Inc., Class A.........................  15,711     448,863
#   skyline Champion Corp..................................   5,017     119,555
*   Sleep Number Corp......................................   5,594     203,454
    Sonic Automotive, Inc., Class A........................   4,001      72,498
    Sonic Corp.............................................   6,463     279,719
#*  Sotheby's..............................................   7,207     302,694
    Speedway Motorsports, Inc..............................   2,352      36,527
#   Stage Stores, Inc......................................   3,250       5,558
*   Stamps.com, Inc........................................   2,290     462,969
#   Standard Motor Products, Inc...........................   3,866     209,189
    Starbucks Corp......................................... 185,428  10,804,890
    Steven Madden, Ltd.....................................  10,338     323,269
*   Stoneridge, Inc........................................   3,400      86,394
    Strategic Education, Inc...............................   3,690     464,276
    Superior Group of Cos, Inc.............................     324       5,634
    Superior Industries International, Inc.................   2,200      21,626
#   Tailored Brands, Inc...................................   6,906     145,095
*   Tandy Leather Factory, Inc.............................     663       4,774
    Tapestry, Inc..........................................  34,017   1,439,259
    Target Corp............................................  70,314   5,880,360
*   Taylor Morrison Home Corp., Class A....................  12,000     198,480
#*  Tempur Sealy International, Inc........................   7,223     333,775
    Tenneco, Inc., Class A.................................   6,595     227,066
#*  Tesla, Inc.............................................  17,046   5,749,957
    Texas Roadhouse, Inc...................................   7,857     475,034
    Thor Industries, Inc...................................   6,891     479,889
    Tiffany & Co...........................................  14,675   1,633,327
    Tile Shop Holdings, Inc................................   1,665      10,823
    TJX Cos., Inc. (The)...................................  85,129   9,353,975
    Toll Brothers, Inc.....................................  20,185     679,427
*   TopBuild Corp..........................................   5,949     271,393
    Tower International, Inc...............................   2,300      68,287
    Tractor Supply Co......................................  15,888   1,459,948
#*  TRI Pointe Group, Inc..................................  14,747     175,489
#*  Tuesday Morning Corp...................................   3,200       9,760
    Tupperware Brands Corp.................................   6,100     214,110
*   Ulta Salon Cosmetics & Fragrance, Inc..................   7,381   2,026,232
#*  Under Armour, Inc., Class A............................  24,660     545,233
#*  Under Armour, Inc., Class C............................  24,564     487,104

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
                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Unifi, Inc.............................................   1,766 $     40,424
#*  Universal Electronics, Inc.............................   1,700       53,159
*   Urban Outfitters, Inc..................................  12,450      491,277
    Vail Resorts, Inc......................................   5,101    1,281,983
#*  Veoneer, Inc...........................................  10,946      367,567
*   Vera Bradley, Inc......................................   2,206       29,097
    VF Corp................................................  42,201    3,497,619
*   Vista Outdoor, Inc.....................................   7,300       91,250
#*  Visteon Corp...........................................   4,607      364,137
*   Vitamin Shoppe, Inc....................................   2,565       19,930
#*  Wayfair, Inc., Class A.................................   7,110      784,162
#*  Weight Watchers International, Inc.....................   5,008      331,029
    Wendy's Co. (The)......................................  26,524      457,274
#   Whirlpool Corp.........................................   9,105      999,365
#*  William Lyon Homes, Class A............................   4,412       59,827
#   Williams-Sonoma, Inc...................................  10,060      597,363
#   Wingstop, Inc..........................................   2,648      165,818
    Winmark Corp...........................................     300       46,107
#   Winnebago Industries, Inc..............................   5,624      154,997
    Wolverine World Wide, Inc..............................  10,800      379,836
    Wyndham Destinations, Inc..............................  13,602      488,040
    Wyndham Hotels & Resorts, Inc..........................  13,602      670,443
    Wynn Resorts, Ltd......................................  11,642    1,171,185
    Yum! Brands, Inc.......................................  43,884    3,967,552
*   ZAGG, Inc..............................................     171        2,071
#*  Zumiez, Inc............................................   2,400       55,824
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          379,843,100
                                                                    ------------
CONSUMER STAPLES -- (6.7%)
    Alico, Inc.............................................     496       16,418
    Altria Group, Inc...................................... 252,995   16,454,795
    Andersons, Inc. (The)..................................   3,670      132,120
    Archer-Daniels-Midland Co..............................  76,490    3,614,153
#   B&G Foods, Inc.........................................   8,042      209,414
#*  Boston Beer Co., Inc. (The), Class A...................   1,385      425,597
    Brown-Forman Corp., Class A............................  15,102      700,280
    Brown-Forman Corp., Class B............................  37,260    1,726,628
    Bunge, Ltd.............................................  19,135    1,182,543
#   Calavo Growers, Inc....................................   2,564      248,708
#   Cal-Maine Foods, Inc...................................   4,200      204,414
#   Campbell Soup Co.......................................  25,236      944,079
#   Casey's General Stores, Inc............................   5,202      656,024
#*  Central Garden & Pet Co................................   1,175       38,164
*   Central Garden & Pet Co., Class A......................   5,929      175,795
#*  Chefs' Warehouse, Inc. (The)...........................   4,080      137,210
#   Church & Dwight Co., Inc...............................  32,298    1,917,532
    Clorox Co. (The).......................................  15,820    2,348,479
#   Coca-Cola Bottling Co. Consolidated....................     781      134,824
    Coca-Cola Co. (The).................................... 548,215   26,248,534
    Colgate-Palmolive Co................................... 109,186    6,502,026
    Conagra Brands, Inc....................................  61,444    2,187,399
    Constellation Brands, Inc., Class A....................  22,454    4,473,510
    Costco Wholesale Corp..................................  58,796   13,442,529
    Coty, Inc., Class A....................................  76,953      811,854
*   Darling Ingredients, Inc...............................  29,952      618,808
#   Dean Foods Co..........................................  13,684      109,335
#*  Edgewell Personal Care Co..............................   7,514      360,522
    Energizer Holdings, Inc................................   8,544      502,131
    Estee Lauder Cos., Inc. (The), Class A.................  29,199    4,013,111

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
                                                            Shares    Value+
                                                            ------- -----------
CONSUMER STAPLES -- (Continued)
*   Farmer Brothers Co.....................................   1,300 $    31,343
#   Flowers Foods, Inc.....................................  24,021     463,846
    Fresh Del Monte Produce, Inc...........................   5,548     183,250
    General Mills, Inc.....................................  76,102   3,333,268
#*  Hain Celestial Group, Inc. (The).......................  12,400     308,512
#*  Herbalife Nutrition, Ltd...............................  17,200     916,072
    Hershey Co. (The)......................................  17,763   1,903,305
#   Hormel Foods Corp......................................  36,154   1,577,761
#*  Hostess Brands, Inc....................................  12,730     132,392
    Ingles Markets, Inc., Class A..........................   1,110      36,563
    Ingredion, Inc.........................................   9,295     940,468
#   Inter Parfums, Inc.....................................   3,030     178,740
    J&J Snack Foods Corp...................................   1,991     310,915
    JM Smucker Co. (The)...................................  14,434   1,563,491
    John B. Sanfilippo & Son, Inc..........................   1,301      82,041
    Kellogg Co.............................................  33,948   2,222,915
    Keurig Dr Pepper, Inc..................................  23,478     610,428
    Kimberly-Clark Corp....................................  45,586   4,754,620
    Kraft Heinz Co. (The)..................................  77,194   4,243,354
    Kroger Co. (The)....................................... 112,865   3,358,862
    Lamb Weston Holdings, Inc..............................  20,571   1,607,829
    Lancaster Colony Corp..................................   3,396     582,006
*   Landec Corp............................................   3,992      54,650
*   Lifeway Foods, Inc.....................................     315         914
#   McCormick & Co., Inc...................................     607      87,044
#   McCormick & Co., Inc. Non-Voting.......................  15,782   2,272,608
    Medifast, Inc..........................................   2,100     444,528
#   MGP Ingredients, Inc...................................   1,414     100,634
    Molson Coors Brewing Co., Class B......................  21,676   1,387,264
    Mondelez International, Inc., Class A.................. 197,993   8,311,746
*   Monster Beverage Corp..................................  54,383   2,874,142
#*  National Beverage Corp.................................   1,844     170,478
*   Natural Alternatives International, Inc................   1,000       9,480
    Nu Skin Enterprises, Inc., Class A.....................   7,059     495,683
    Oil-Dri Corp. of America...............................     641      19,826
    PepsiCo, Inc........................................... 190,400  21,397,152
*   Performance Food Group Co..............................  12,454     365,151
    Philip Morris International, Inc....................... 206,803  18,213,140
#*  Pilgrim's Pride Corp...................................   7,683     135,682
#*  Post Holdings, Inc.....................................   9,248     817,708
    PriceSmart, Inc........................................   2,200     154,330
    Procter & Gamble Co. (The)............................. 339,327  30,091,518
#*  Pyxus International, Inc...............................     876      20,796
#*  Revlon, Inc., Class A..................................   1,909      40,089
#*  Rite Aid Corp.......................................... 114,155     136,986
    Rocky Mountain Chocolate Factory, Inc..................     950       7,876
#   Sanderson Farms, Inc...................................   2,941     289,365
*   Seneca Foods Corp., Class A............................     500      15,815
*   Simply Good Foods Co. (The)............................   5,276     100,033
    SpartanNash Co.........................................   4,621      82,485
    Spectrum Brands Holdings, Inc..........................   5,391     350,145
*   Sprouts Farmers Market, Inc............................  16,414     441,372
    Sysco Corp.............................................  66,505   4,743,802
#   Tootsie Roll Industries, Inc...........................   2,305      72,769
#*  TreeHouse Foods, Inc...................................   6,632     302,154
    Tyson Foods, Inc., Class A.............................  38,946   2,333,644
#*  United Natural Foods, Inc..............................   6,000     130,380
    United-Guardian, Inc...................................     600      10,344
    Universal Corp.........................................   3,647     247,485

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
                                                            Shares     Value+
                                                            ------- ------------
CONSUMER STAPLES -- (Continued)
*   US Foods Holding Corp..................................  27,981 $    816,206
*   USANA Health Sciences, Inc.............................   1,600      187,232
#   Vector Group, Ltd......................................  13,136      177,599
    Walgreens Boots Alliance, Inc.......................... 119,010    9,493,428
    Walmart, Inc........................................... 198,027   19,858,148
#   WD-40 Co...............................................   1,826      305,088
#   Weis Markets, Inc......................................   1,930       89,070
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................          247,534,906
                                                                    ------------
ENERGY -- (5.4%)
    Adams Resources & Energy, Inc..........................     300       12,165
    Anadarko Petroleum Corp................................  71,066    3,780,711
#*  Antero Resources Corp..................................  32,498      516,393
#   Apache Corp............................................  43,349    1,639,893
*   Apergy Corp............................................  12,138      473,261
#   Arch Coal, Inc., Class A...............................   2,689      257,875
    Archrock, Inc..........................................  13,767      141,249
#   Baker Hughes a GE Co...................................  56,987    1,520,983
#*  Bristow Group, Inc.....................................   3,865       42,554
#   Cabot Oil & Gas Corp...................................  62,526    1,515,005
*   Cactus, Inc., Class A..................................   7,666      256,504
#*  California Resources Corp..............................   4,971      155,791
#*  Callon Petroleum Co....................................  28,039      279,549
#*  CARBO Ceramics, Inc....................................   2,120       10,240
*   Carrizo Oil & Gas, Inc.................................  14,266      259,784
#*  Centennial Resource Development, Inc., Class A.........  21,061      403,529
*   Cheniere Energy, Inc...................................  30,400    1,836,464
#*  Chesapeake Energy Corp................................. 122,890      431,344
    Chevron Corp........................................... 258,011   28,806,928
#   Cimarex Energy Co......................................  12,091      960,872
*   CNX Resources Corp.....................................  24,000      375,600
*   Concho Resources, Inc..................................  24,201    3,366,117
    ConocoPhillips......................................... 161,036   11,256,416
*   CONSOL Energy, Inc.....................................   3,000      119,520
#*  Continental Resources, Inc.............................  13,475      709,863
#   Core Laboratories NV...................................   6,548      558,151
    CVR Energy, Inc........................................   2,684      115,412
*   Dawson Geophysical Co..................................   1,720        9,649
#   Delek US Holdings, Inc.................................  10,681      392,206
#*  Denbury Resources, Inc.................................  69,938      241,286
    Devon Energy Corp......................................  67,370    2,182,788
#   DHT Holdings, Inc......................................   6,363       32,006
#*  Diamond Offshore Drilling, Inc.........................   7,869      111,582
#   Diamondback Energy, Inc................................  13,563    1,523,939
*   Dorian LPG, Ltd........................................     487        3,872
#*  Dril-Quip, Inc.........................................   4,787      203,735
*   Energen Corp...........................................  14,892    1,071,777
    EnLink Midstream LLC...................................   7,482       97,266
#   Ensco P.L.C., Class A..................................  64,326      459,288
    EOG Resources, Inc.....................................  76,636    8,072,836
#   EQT Corp...............................................  36,337    1,234,368
*   Era Group, Inc.........................................   2,200       24,904
*   Exterran Corp..........................................   5,062      105,745
    Exxon Mobil Corp....................................... 574,033   45,738,949
*   Forum Energy Technologies, Inc.........................   8,293       74,305
#*  Frank's International NV...............................   4,232       30,047
    GasLog, Ltd............................................   2,473       50,598
#*  Geospace Technologies Corp.............................   1,000       12,730
#   Green Plains, Inc......................................   3,514       59,879

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
                                                             Shares    Value+
                                                             ------- ----------
 ENERGY -- (Continued)
     Gulf Island Fabrication, Inc...........................   1,100 $    9,350
 *   Gulfport Energy Corp...................................  29,472    268,490
     Halliburton Co......................................... 116,257  4,031,793
 #*  Helix Energy Solutions Group, Inc......................  29,825    254,109
     Helmerich & Payne, Inc.................................  15,657    975,275
     Hess Corp..............................................  35,722  2,050,443
 *   HighPoint Resources Corp...............................  19,026     70,777
     HollyFrontier Corp.....................................  22,236  1,499,596
 *   Hornbeck Offshore Services, Inc........................   3,129      9,856
 *   International Seaways, Inc.............................     164      3,528
 #*  Keane Group, Inc.......................................   3,363     42,273
     Kinder Morgan, Inc..................................... 209,157  3,559,852
 *   KLX Energy Services Holdings, Inc......................   2,780     80,314
 #*  Kosmos Energy, Ltd.....................................  30,409    197,354
 #*  Laredo Petroleum, Inc..................................  22,746    119,189
     Marathon Oil Corp...................................... 110,959  2,107,111
     Marathon Petroleum Corp................................  99,717  7,025,063
 #*  Matador Resources Co...................................  15,199    438,339
 *   Matrix Service Co......................................   3,244     65,950
 #*  McDermott International, Inc...........................  15,722    121,531
 #   Murphy Oil Corp........................................  22,880    728,957
 #   Nabors Industries, Ltd.................................  43,163    214,520
     NACCO Industries, Inc., Class A........................     287      9,913
     National Oilwell Varco, Inc............................  47,485  1,747,448
 #*  Natural Gas Services Group, Inc........................   1,600     30,880
 *   Newfield Exploration Co................................  28,894    583,659
 #*  Newpark Resources, Inc.................................  18,686    153,412
 #*  Noble Corp. P.L.C......................................  40,421    202,913
     Noble Energy, Inc......................................  59,075  1,468,014
     Nordic American Offshore, Ltd..........................     112         93
 #   Nordic American Tankers, Ltd...........................   2,265      5,866
 *   Northern Oil and Gas, Inc..............................  29,474     86,654
 #*  Oasis Petroleum, Inc...................................  32,185    323,781
     Occidental Petroleum Corp.............................. 100,814  6,761,595
 #*  Oceaneering International, Inc.........................  11,442    216,711
 #*  Oil States International, Inc..........................   8,123    180,899
     ONEOK, Inc.............................................  54,591  3,581,170
     Panhandle Oil and Gas, Inc., Class A...................   2,000     35,580
 #*  Parker Drilling Co.....................................     607      1,517
 *   Parsley Energy, Inc., Class A..........................  31,080    727,894
     Patterson-UTI Energy, Inc..............................  30,633    509,733
     PBF Energy, Inc., Class A..............................  15,842    662,988
 *   PDC Energy, Inc........................................   7,417    314,852
     Peabody Energy Corp....................................  14,560    516,152
 #*  Penn Virginia Corp.....................................   1,500    103,170
     Phillips 66............................................  62,092  6,384,299
     Pioneer Natural Resources Co...........................  22,073  3,250,691
 #*  ProPetro Holding Corp..................................  11,426    201,669
 *   QEP Resources, Inc.....................................  28,497    253,908
 #   Range Resources Corp...................................  33,373    528,962
 #*  Renewable Energy Group, Inc............................   5,800    180,264
 *   REX American Resources Corp............................     400     29,668
 #*  RigNet, Inc............................................   1,066     18,229
 #*  Ring Energy, Inc.......................................   8,721     62,181
 *   Rowan Cos. P.L.C., Class A.............................  20,029    318,661
 #   RPC, Inc...............................................   9,225    137,268
     Schlumberger, Ltd...................................... 182,468  9,362,433
 #*  SEACOR Holdings, Inc...................................   2,200    105,578
 *   SEACOR Marine Holdings, Inc............................   2,211     40,417

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
                                                            Shares     Value+
                                                            ------- ------------
ENERGY -- (Continued)
#   SemGroup Corp., Class A................................   7,546 $    139,526
#   Ship Finance International, Ltd........................   6,400       80,000
    SM Energy Co...........................................  15,100      367,534
*   Southwestern Energy Co.................................  67,154      358,602
#*  SRC Energy, Inc........................................  33,146      234,674
*   Superior Energy Services, Inc..........................  19,167      150,078
*   Talos Energy, Inc......................................   1,493       38,908
#   Targa Resources Corp...................................  28,630    1,479,312
    TechnipFMC P.L.C.......................................  51,722    1,360,289
#   Teekay Corp............................................   4,349       28,834
*   TETRA Technologies, Inc................................   8,150       24,205
#*  Transocean, Ltd........................................  50,725      558,482
#*  Unit Corp..............................................   5,037      116,506
#   US Silica Holdings, Inc................................   9,737      136,318
    Valero Energy Corp.....................................  57,820    5,266,824
#*  W&T Offshore, Inc......................................   6,703       45,178
#*  Whiting Petroleum Corp.................................  27,673    1,032,203
    Williams Cos., Inc. (The).............................. 110,748    2,694,499
    World Fuel Services Corp...............................   8,145      260,640
*   WPX Energy, Inc........................................  53,853      863,802
                                                                    ------------
TOTAL ENERGY...............................................          199,745,134
                                                                    ------------
FINANCIALS -- (13.9%)
    1st Source Corp........................................   2,189      101,985
    Affiliated Managers Group, Inc.........................   6,765      768,910
    Aflac, Inc............................................. 103,528    4,458,951
    Alleghany Corp.........................................   2,069    1,242,807
    Allstate Corp. (The)...................................  46,357    4,437,292
    Ally Financial, Inc....................................  52,952    1,345,510
*   Ambac Financial Group, Inc.............................   5,480      112,778
    American Equity Investment Life Holding Co.............  11,011      343,763
    American Express Co....................................  99,588   10,230,675
    American Financial Group, Inc..........................   9,669      967,190
    American International Group, Inc...................... 139,259    5,750,004
    American National Insurance Co.........................   1,669      205,688
    American River Bankshares..............................     882       13,503
    Ameriprise Financial, Inc..............................  21,340    2,715,302
    Ameris Bancorp.........................................   5,266      225,859
    AMERISAFE, Inc.........................................   2,573      167,477
    AmeriServ Financial, Inc...............................     100          424
#   AmTrust Financial Services, Inc........................  10,510      150,713
    Aon P.L.C..............................................  33,234    5,190,486
*   Arch Capital Group, Ltd................................  46,368    1,315,460
    Argo Group International Holdings, Ltd.................   4,563      281,126
    Arrow Financial Corp...................................   1,030       36,194
    Arthur J Gallagher & Co................................  21,171    1,566,866
#   Artisan Partners Asset Management, Inc., Class A.......   8,297      227,421
    Aspen Insurance Holdings, Ltd..........................   7,426      311,001
    Associated Banc-Corp...................................  24,056      557,618
    Assurant, Inc..........................................   8,626      838,533
    Assured Guaranty, Ltd..................................  18,300      731,634
    Asta Funding, Inc......................................      47          180
*   Athene Holding, Ltd., Class A..........................  16,107      736,412
*   Atlanticus Holdings Corp...............................   1,196        3,947
    Axis Capital Holdings, Ltd.............................  12,040      671,712
#*  Axos Financial, Inc....................................   7,924      240,573
#   Banc of California, Inc................................   5,496       87,661
    BancFirst Corp.........................................   1,856      106,497
*   Bancorp, Inc. (The)....................................  11,158      117,159

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
                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   BancorpSouth Bank......................................    11,034 $   316,676
    Bank of America Corp................................... 1,395,864  38,386,260
#   Bank of Hawaii Corp....................................     5,700     447,108
    Bank of New York Mellon Corp. (The)....................   137,766   6,520,465
    Bank of NT Butterfield & Son, Ltd. (The)...............     6,637     267,405
    Bank OZK...............................................    16,689     456,611
    BankUnited, Inc........................................    13,594     449,961
    Banner Corp............................................     3,757     217,230
    BB&T Corp..............................................   103,688   5,097,302
    Beneficial Bancorp, Inc................................     8,200     128,166
*   Berkshire Hathaway, Inc., Class B......................   261,450  53,670,456
    Berkshire Hills Bancorp, Inc...........................     4,096     136,684
    BGC Partners, Inc., Class A............................    29,733     314,872
    BlackRock, Inc.........................................    15,955   6,564,206
*   Blucora, Inc...........................................     5,747     166,203
    BOK Financial Corp.....................................     3,544     303,827
    Boston Private Financial Holdings, Inc.................    16,355     220,792
    Bridge Bancorp, Inc....................................       439      13,038
*   Brighthouse Financial, Inc.............................    10,666     422,694
    BrightSphere Investment Group P.L.C....................    11,035     125,799
#   Brookline Bancorp, Inc.................................     9,168     142,104
    Brown & Brown, Inc.....................................    34,636     976,042
    Bryn Mawr Bank Corp....................................     2,727     108,916
    Cadence BanCorp........................................     5,813     128,235
    Camden National Corp...................................       900      36,495
*   Cannae Holdings, Inc...................................     8,442     155,924
    Capital City Bank Group, Inc...........................     1,069      25,335
    Capital One Financial Corp.............................    63,846   5,701,448
    Capitol Federal Financial, Inc.........................    16,210     201,166
    Carolina Financial Corp................................       853      28,226
    Cathay General Bancorp.................................    10,064     379,111
    Cboe Global Markets, Inc...............................    13,890   1,567,486
    CenterState Banks Corp.................................    13,823     339,769
    Central Pacific Financial Corp.........................     4,331     117,110
    Charles Schwab Corp. (The).............................   162,903   7,532,635
    Chemical Financial Corp................................     9,363     438,750
    Chubb, Ltd.............................................    60,531   7,560,927
#   Cincinnati Financial Corp..............................    19,015   1,495,340
    CIT Group, Inc.........................................    23,481   1,112,530
    Citigroup, Inc.........................................   366,966  24,021,594
    Citizens Community Bancorp, Inc........................       600       7,650
    Citizens Financial Group, Inc..........................    63,145   2,358,466
#*  Citizens, Inc..........................................     4,015      31,558
    City Holding Co........................................     1,857     137,009
    CME Group, Inc.........................................    46,265   8,477,599
    CNA Financial Corp.....................................     4,268     185,103
    CNB Financial Corp.....................................       280       7,168
    CNO Financial Group, Inc...............................    21,200     400,680
#   Cohen & Steers, Inc....................................     3,355     128,798
    Columbia Banking System, Inc...........................     9,823     364,335
    Comerica, Inc..........................................    22,555   1,839,586
#   Commerce Bancshares, Inc...............................    14,093     896,315
#   Community Bank System, Inc.............................     7,087     413,810
    Community Trust Bancorp, Inc...........................     1,749      79,597
    ConnectOne Bancorp, Inc................................     3,250      67,372
*   Consumer Portfolio Services, Inc.......................     1,025       4,008
#*  Cowen, Inc.............................................     6,121      90,591
    Crawford & Co., Class A................................     3,717      33,602
    Crawford & Co., Class B................................     1,800      16,578

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
                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
 *   Credit Acceptance Corp.................................  1,774 $  752,921
 #   Cullen/Frost Bankers, Inc..............................  8,690    850,925
 *   Customers Bancorp, Inc.................................  2,950     60,445
     CVB Financial Corp..................................... 13,135    287,000
     Diamond Hill Investment Group, Inc.....................    388     66,806
     Dime Community Bancshares, Inc.........................  5,980     96,398
     Discover Financial Services............................ 50,145  3,493,602
     Donegal Group, Inc., Class A...........................  1,374     18,453
 #*  Donnelley Financial Solutions, Inc.....................  4,653     72,354
 *   E*TRADE Financial Corp................................. 35,391  1,749,023
 *   Eagle Bancorp, Inc.....................................  3,968    195,107
     East West Bancorp, Inc................................. 18,946    993,528
     Eaton Vance Corp....................................... 16,658    750,443
 *   eHealth, Inc...........................................  2,800     96,208
     EMC Insurance Group, Inc...............................  1,299     31,137
     Employers Holdings, Inc................................  3,900    179,244
 #*  Encore Capital Group, Inc..............................  2,794     70,996
 *   Enova International, Inc...............................  4,161     98,408
 #*  Enstar Group, Ltd......................................  1,377    250,063
     Enterprise Financial Services Corp.....................  3,580    155,551
     Erie Indemnity Co., Class A............................  3,717    482,058
     ESSA Bancorp, Inc......................................    707     11,418
 *   Essent Group, Ltd...................................... 11,696    461,056
     Evercore, Inc., Class A................................  5,480    447,661
     Everest Re Group, Ltd..................................  5,600  1,220,016
 #*  EZCORP, Inc., Class A..................................  4,723     46,947
 #   FactSet Research Systems, Inc..........................  5,709  1,277,446
 #   FB Financial Corp......................................  2,295     83,722
     FBL Financial Group, Inc., Class A.....................  2,100    144,858
 *   FCB Financial Holdings, Inc., Class A..................  6,566    256,928
     Federal Agricultural Mortgage Corp., Class C...........  1,372     95,820
 #   Federated Investors, Inc., Class B..................... 12,401    305,933
     FedNat Holding Co......................................  1,029     22,154
     Fidelity National Financial, Inc....................... 27,137    907,733
     Fidelity Southern Corp.................................  1,153     26,773
     Fifth Third Bancorp.................................... 98,001  2,645,047
     Financial Institutions, Inc............................  1,243     35,488
     First American Financial Corp.......................... 13,879    615,256
     First Bancorp..........................................  4,600    169,694
 *   First BanCorp.......................................... 37,277    344,067
     First Busey Corp.......................................  4,518    126,143
     First Citizens BancShares, Inc., Class A...............  1,022    436,016
     First Commonwealth Financial Corp...................... 18,545    250,357
     First Community Bankshares, Inc........................  1,700     58,701
     First Defiance Financial Corp..........................  3,076     83,729
     First Financial Bancorp................................ 10,146    265,521
 #   First Financial Bankshares, Inc........................  7,170    422,958
     First Financial Corp...................................  1,100     50,446
     First Hawaiian, Inc....................................  8,300    205,674
 #   First Horizon National Corp............................ 38,789    626,054
     First Interstate BancSystem, Inc., Class A.............  3,727    154,521
     First Merchants Corp...................................  6,618    275,375
     First Midwest Bancorp, Inc............................. 13,632    312,991
 #   First Republic Bank.................................... 20,738  1,886,951
     FirstCash, Inc.........................................  7,602    611,201
 *   Flagstar Bancorp, Inc..................................  2,228     68,600
     Flushing Financial Corp................................  3,663     83,113
 #   FNB Corp............................................... 48,442    573,069
 #   Franklin Resources, Inc................................ 46,720  1,424,960

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
                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Fulton Financial Corp..................................  24,716 $   395,703
    GAMCO Investors, Inc., Class A.........................     467       9,583
*   Genworth Financial, Inc., Class A......................  57,056     244,200
    German American Bancorp, Inc...........................   2,097      66,496
    Glacier Bancorp, Inc...................................  10,240     434,176
    Global Indemnity, Ltd..................................   1,204      43,103
    Goldman Sachs Group, Inc. (The)........................  47,548  10,715,893
*   Great Elm Capital Group, Inc...........................   1,106       3,783
    Great Southern Bancorp, Inc............................   1,100      59,565
    Great Western Bancorp, Inc.............................   7,415     271,760
    Green Bancorp, Inc.....................................   2,188      40,478
*   Green Dot Corp., Class A...............................   6,227     471,633
#   Greenhill & Co., Inc...................................   2,931      64,629
#*  Greenlight Capital Re, Ltd., Class A...................   2,682      31,084
    Guaranty Bancorp.......................................   3,306      86,022
*   Hallmark Financial Services, Inc.......................   1,034      11,519
    Hamilton Lane, Inc., Class A...........................   2,369      90,922
    Hancock Whitney Corp...................................  12,798     537,004
    Hanmi Financial Corp...................................   4,412      92,564
    Hanover Insurance Group, Inc. (The)....................   5,356     596,551
    Hartford Financial Services Group, Inc. (The)..........  49,236   2,236,299
#   HCI Group, Inc.........................................   1,104      48,212
    Heartland Financial USA, Inc...........................   4,337     230,468
    Heritage Commerce Corp.................................   6,041      87,655
#   Heritage Financial Corp................................   5,382     176,099
    Hilltop Holdings, Inc..................................  10,020     199,398
    Home BancShares, Inc...................................  20,650     393,176
*   HomeStreet, Inc........................................   2,186      56,792
*   HomeTrust Bancshares, Inc..............................   1,062      28,950
    Hope Bancorp, Inc......................................  15,457     223,817
    HopFed Bancorp, Inc....................................     208       3,193
    Horace Mann Educators Corp.............................   4,078     160,184
    Horizon Bancorp, inc...................................   2,741      45,939
    Houlihan Lokey, Inc....................................   5,896     242,797
    Huntington Bancshares, Inc............................. 136,546   1,956,704
    IBERIABANK Corp........................................   6,455     480,833
    Independence Holding Co................................   2,640      95,594
#   Independent Bank Corp..................................   3,387     265,710
#   Independent Bank Group, Inc............................   2,500     144,775
    Interactive Brokers Group, Inc., Class A...............   9,172     453,189
    Intercontinental Exchange, Inc.........................  78,063   6,013,974
    International Bancshares Corp..........................   7,870     304,569
*   INTL. FCStone, Inc.....................................   3,928     177,860
    Invesco, Ltd...........................................  48,960   1,062,922
    Investment Technology Group, Inc.......................   3,824     105,084
    Investors Bancorp, Inc.................................  40,700     455,026
    James River Group Holdings, Ltd........................   2,149      82,736
#   Janus Henderson Group P.L.C............................  26,753     657,321
    Jefferies Financial Group, Inc.........................  44,374     952,710
    JPMorgan Chase & Co.................................... 466,465  50,854,014
    Kearny Financial Corp..................................  14,367     185,909
    Kemper Corp............................................   6,186     465,125
    KeyCorp................................................ 141,769   2,574,525
    Kinsale Capital Group, Inc.............................   3,185     190,176
    Lakeland Bancorp, Inc..................................   3,852      63,442
    Lakeland Financial Corp................................   3,274     140,880
    Lazard, Ltd., Class A..................................   3,641     144,693
    LegacyTexas Financial Group, Inc.......................   5,327     205,249
    Legg Mason, Inc........................................  13,474     380,236

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
                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
 #*  LendingClub Corp.......................................  39,596 $  127,895
 #*  LendingTree, Inc.......................................   1,121    226,094
     Lincoln National Corp..................................  28,868  1,737,565
 #   Live Oak Bancshares, Inc...............................   1,853     34,095
     Loews Corp.............................................  36,005  1,676,393
     LPL Financial Holdings, Inc............................  12,308    758,173
     M&T Bank Corp..........................................  18,016  2,980,027
     Macatawa Bank Corp.....................................     886      9,613
 *   Markel Corp............................................   1,731  1,892,398
     MarketAxess Holdings, Inc..............................   5,027  1,054,011
     Marlin Business Services Corp..........................   1,200     31,896
     Marsh & McLennan Cos., Inc.............................  67,021  5,680,030
     MB Financial, Inc......................................   9,166    406,879
 #*  MBIA, Inc..............................................  14,600    144,540
     Mercantile Bank Corp...................................     285      9,052
 #   Mercury General Corp...................................   3,136    185,996
     Meridian Bancorp, Inc..................................   4,269     67,621
 #   Meta Financial Group, Inc..............................   3,312     83,595
     MetLife, Inc........................................... 121,230  4,993,464
 *   MGIC Investment Corp...................................  15,500    189,255
 #   MidSouth Bancorp, Inc..................................     900     11,952
     Moelis & Co., Class A..................................   6,804    274,609
     Moody's Corp...........................................  21,979  3,197,505
     Morgan Stanley......................................... 178,152  8,134,420
     Morningstar, Inc.......................................   3,131    390,749
     MSCI, Inc..............................................  11,941  1,795,688
     Nasdaq, Inc............................................  15,231  1,320,680
     National Bank Holdings Corp., Class A..................   4,119    139,057
     National General Holdings Corp.........................   5,185    144,454
     National Western Life Group, Inc., Class A.............     328     88,324
     Navient Corp...........................................  42,747    495,010
     Navigators Group, Inc. (The)...........................   3,610    249,631
 #   NBT Bancorp, Inc.......................................   5,284    192,813
     Nelnet, Inc., Class A..................................   3,140    176,751
 #   New York Community Bancorp, Inc........................  66,746    639,427
 >>  NewStar Financial, Inc.................................   3,834        995
 #*  NMI Holdings, Inc., Class A............................   9,277    196,116
     Northern Trust Corp....................................  28,417  2,673,187
 #   Northfield Bancorp, Inc................................   5,064     66,693
     Northrim BanCorp, Inc..................................     600     22,818
 #   Northwest Bancshares, Inc..............................  13,916    224,604
     OceanFirst Financial Corp..............................   2,382     60,312
     OFG Bancorp............................................   3,500     59,815
 #   Old National Bancorp...................................  20,761    370,584
     Old Republic International Corp........................  35,057    773,007
 *   OneMain Holdings, Inc..................................   9,240    263,525
     Oppenheimer Holdings, Inc., Class A....................     765     23,531
 #   Opus Bank..............................................   2,493     47,342
     Oritani Financial Corp.................................   6,231     91,035
 *   Pacific Mercantile Bancorp.............................   1,425     11,785
 #*  Pacific Premier Bancorp, Inc...........................   4,952    144,747
 #   PacWest Bancorp........................................  15,683    637,043
 #   Park National Corp.....................................   1,287    117,632
     Patriot National Bancorp, Inc..........................      20        408
     Peapack Gladstone Financial Corp.......................   1,562     42,158
     Pennymac Financial Services,Inc........................   1,040     20,790
     Peoples Bancorp, Inc...................................   1,197     40,973
     People's United Financial, Inc.........................  42,047    658,456
 #   Pinnacle Financial Partners, Inc.......................   8,368    437,646

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CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Piper Jaffray Cos......................................   1,704 $  118,224
     PJT Partners, Inc., Class A............................   2,689    121,919
     PNC Financial Services Group, Inc. (The)...............  62,526  8,033,966
     Popular, Inc...........................................  12,467    648,409
 #*  PRA Group, Inc.........................................   5,700    175,788
     Preferred Bank.........................................   1,290     66,319
     Primerica, Inc.........................................   6,182    678,413
     Principal Financial Group, Inc.........................  36,340  1,710,524
     ProAssurance Corp......................................   6,800    298,656
     Progressive Corp. (The)................................  77,799  5,422,590
 #   Prosperity Bancshares, Inc.............................   7,608    494,748
     Protective Insurance Corp., Class B....................     562     12,954
     Provident Financial Services, Inc......................   8,862    216,233
     Prudential Financial, Inc..............................  56,775  5,324,359
     Pzena Investment Management, Inc., Class A.............     566      5,694
     Radian Group, Inc......................................  18,341    351,964
     Raymond James Financial, Inc...........................  16,029  1,229,264
 *   Regional Management Corp...............................     133      3,838
     Regions Financial Corp................................. 152,281  2,584,209
     Reinsurance Group of America, Inc......................   7,890  1,123,299
 #   RenaissanceRe Holdings, Ltd............................   5,405    660,275
     Renasant Corp..........................................   7,295    254,450
     Republic Bancorp, Inc., Class A........................     805     36,120
 *   Republic First Bancorp, Inc............................     500      3,375
     Riverview Bancorp, Inc.................................   1,205     10,206
 #   RLI Corp...............................................   4,500    332,685
     S&P Global, Inc........................................  33,508  6,109,179
     S&T Bancorp, Inc.......................................   3,234    129,716
 *   Safeguard Scientifics, Inc.............................   1,767     15,108
     Safety Insurance Group, Inc............................   1,800    149,904
     Sandy Spring Bancorp, Inc..............................   3,259    115,857
     Santander Consumer USA Holdings, Inc...................  11,747    220,256
 *   Seacoast Banking Corp. of Florida......................   2,685     70,642
     SEI Investments Co.....................................  17,903    956,915
     Selective Insurance Group, Inc.........................   8,098    525,155
 #   ServisFirst Bancshares, Inc............................   5,118    184,146
     SI Financial Group, Inc................................   1,347     17,834
     Sierra Bancorp.........................................     240      6,535
     Signature Bank.........................................   6,794    746,661
     Simmons First National Corp., Class A..................  11,400    305,292
 #*  SLM Corp...............................................  53,247    539,925
     South State Corp.......................................   4,405    298,086
     Southside Bancshares, Inc..............................   3,294    104,354
 #   State Auto Financial Corp..............................   1,800     57,222
     State Bank Financial Corp..............................   4,437    113,454
     State Street Corp......................................  49,806  3,424,162
 #   Sterling Bancorp.......................................  30,548    549,253
     Stewart Information Services Corp......................   2,494    102,952
     Stifel Financial Corp..................................   9,389    429,265
     Stock Yards Bancorp, Inc...............................   2,599     82,414
     SunTrust Banks, Inc....................................  62,750  3,931,915
 *   SVB Financial Group....................................   7,092  1,682,435
     Synchrony Financial.................................... 104,401  3,015,101
     Synovus Financial Corp.................................  16,107    604,979
     T Rowe Price Group, Inc................................  33,020  3,202,610
     TCF Financial Corp.....................................  18,696    390,372
     TD Ameritrade Holding Corp.............................  38,048  1,967,843
     Territorial Bancorp, Inc...............................     840     22,882
 *   Texas Capital Bancshares, Inc..........................   5,603    365,484

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CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
FINANCIALS -- (Continued)
#   TFS Financial Corp.....................................   9,945 $    146,291
#*  Third Point Reinsurance, Ltd...........................   3,922       43,377
    Tompkins Financial Corp................................   1,215       88,853
    Torchmark Corp.........................................  14,850    1,257,201
    Towne Bank.............................................   7,933      223,155
    Travelers Cos., Inc. (The).............................  36,137    4,521,823
    TriCo Bancshares.......................................   1,628       58,641
#*  Triumph Bancorp, Inc...................................   1,500       53,790
    TrustCo Bank Corp. NY..................................   7,300       54,677
#   Trustmark Corp.........................................  10,591      326,203
    U.S. Bancorp........................................... 221,121   11,557,995
#   UMB Financial Corp.....................................   4,774      304,820
    Umpqua Holdings Corp...................................  24,579      471,917
    Union Bankshares Corp..................................   6,055      206,718
#   United Bankshares, Inc.................................  13,136      435,721
    United Community Banks, Inc............................  10,398      258,598
    United Community Financial Corp........................     596        5,453
    United Financial Bancorp, Inc..........................   5,504       85,037
    United Fire Group, Inc.................................   2,765      148,840
    United Security Bancshares.............................   1,875       20,100
    Universal Insurance Holdings, Inc......................   3,536      148,441
    Univest Corp. of Pennsylvania..........................   2,249       56,135
    Unum Group.............................................  29,554    1,071,628
#   Valley National Bancorp................................  36,709      366,356
    Value Line, Inc........................................     300        7,575
#   Virtu Financial, Inc., Class A.........................   6,550      155,366
#   Virtus Investment Partners, Inc........................     750       74,505
    Voya Financial, Inc....................................  24,481    1,071,289
#   Waddell & Reed Financial, Inc., Class A................   9,308      177,504
    Walker & Dunlop, Inc...................................   4,440      186,302
#   Washington Federal, Inc................................  11,396      320,911
    Washington Trust Bancorp, Inc..........................   1,700       87,295
    Waterstone Financial, Inc..............................   1,767       28,873
    Webster Financial Corp.................................  13,134      772,805
    Wells Fargo & Co....................................... 625,599   33,300,635
    WesBanco, Inc..........................................   5,168      207,237
    West Bancorporation, Inc...............................   2,033       44,706
#   Westamerica Bancorporation.............................   3,200      186,272
*   Western Alliance Bancorp...............................  14,411      695,187
    Western New England Bancorp, Inc.......................   4,099       41,154
    Westwood Holdings Group, Inc...........................     700       29,645
    White Mountains Insurance Group, Ltd...................     700      620,669
    Willis Towers Watson P.L.C.............................  16,990    2,432,288
    Wintrust Financial Corp................................   7,273      553,766
#   WisdomTree Investments, Inc............................  14,488      112,572
#*  World Acceptance Corp..................................     933       94,690
    WR Berkley Corp........................................  13,732    1,042,259
    WSFS Financial Corp....................................   4,531      192,703
#   Zions Bancorp NA.......................................  25,393    1,194,741
                                                                    ------------
TOTAL FINANCIALS...........................................          515,115,976
                                                                    ------------
HEALTHCARE -- (14.2%)
    Abbott Laboratories.................................... 234,713   16,181,114
    AbbVie, Inc............................................ 214,750   16,718,287
*   ABIOMED, Inc...........................................   5,535    1,888,542
#*  Acadia Healthcare Co., Inc.............................  11,576      480,404
*   Accuray, Inc...........................................     125          561
    Aceto Corp.............................................   4,554        9,336
*   Achillion Pharmaceuticals, Inc.........................   1,800        5,148

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   Acorda Therapeutics, Inc...............................   6,040 $   115,424
*   Addus HomeCare Corp....................................   2,000     131,000
    Aetna, Inc.............................................  44,642   8,856,973
    Agilent Technologies, Inc..............................  43,898   2,844,151
#*  Agios Pharmaceuticals, Inc.............................   7,675     483,986
*   Akorn, Inc.............................................   8,257      55,074
#*  Alder Biopharmaceuticals, Inc..........................   6,102      77,495
*   Alexion Pharmaceuticals, Inc...........................  29,462   3,301,806
*   Align Technology, Inc..................................   9,711   2,148,073
#*  Alkermes P.L.C.........................................  21,525     878,866
    Allergan P.L.C.........................................  44,741   7,069,525
*   Allscripts Healthcare Solutions, Inc...................  22,760     271,072
#*  Alnylam Pharmaceuticals, Inc...........................  10,827     870,816
#*  AMAG Pharmaceuticals, Inc..............................   4,612      99,158
#*  Amedisys, Inc..........................................   4,237     466,070
    AmerisourceBergen Corp.................................  21,828   1,920,864
    Amgen, Inc.............................................  95,896  18,487,790
#*  Amicus Therapeutics, Inc...............................  19,725     220,526
#*  AMN Healthcare Services, Inc...........................   6,328     320,323
#*  Amneal Pharmaceuticals, Inc............................   9,040     166,788
*   Amphastar Pharmaceuticals, Inc.........................   2,755      49,452
#*  AngioDynamics, Inc.....................................   8,111     165,708
*   ANI Pharmaceuticals, Inc...............................     786      38,145
#*  Anika Therapeutics, Inc................................   1,888      67,515
    Anthem, Inc............................................  34,697   9,561,452
*   Aptevo Therapeutics, Inc...............................   2,299       7,748
#*  Arena Pharmaceuticals, Inc.............................   8,044     286,849
*   Assertio Therapeutics, Inc.............................   8,100      39,326
#*  Atara Biotherapeutics, Inc.............................   2,753      94,070
*   athenahealth, Inc......................................   5,298     675,707
    Atrion Corp............................................     200     136,436
#*  Audentes Therapeutics, Inc.............................   3,123      88,069
*   Avanos Medical, Inc....................................   7,033     398,068
    Baxter International, Inc..............................  66,519   4,158,103
    Becton Dickinson and Co................................  35,435   8,167,767
*   Biogen, Inc............................................  27,534   8,377,770
*   BioMarin Pharmaceutical, Inc...........................  22,646   2,087,282
*   Bio-Rad Laboratories, Inc., Class A....................   3,113     849,382
#*  BioScrip, Inc..........................................   6,872      18,417
*   BioSpecifics Technologies Corp.........................     324      19,851
    Bio-Techne Corp........................................   5,789     970,931
*   BioTelemetry, Inc......................................   5,963     346,450
#*  Bluebird Bio, Inc......................................   7,132     818,040
*   Boston Scientific Corp................................. 181,348   6,553,917
    Bristol-Myers Squibb Co................................ 218,494  11,042,687
*   Brookdale Senior Living, Inc...........................  20,613     184,074
    Bruker Corp............................................  14,667     459,517
*   Cambrex Corp...........................................   4,241     226,003
#   Cantel Medical Corp....................................   4,830     382,295
#*  Capital Senior Living Corp.............................   3,849      34,641
    Cardinal Health, Inc...................................  40,513   2,049,958
*   Catalent, Inc..........................................  19,110     770,897
*   Celgene Corp...........................................  95,473   6,835,867
*   Centene Corp...........................................  28,244   3,680,758
*   Cerner Corp............................................  39,002   2,234,035
*   Charles River Laboratories International, Inc..........   7,143     870,160
    Chemed Corp............................................   2,300     699,959
    Cigna Corp.............................................  32,930   7,040,763
#*  Community Health Systems, Inc..........................  13,689      43,257

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
#   Computer Programs & Systems, Inc.......................   1,145 $    28,625
*   Concert Pharmaceuticals, Inc...........................   2,800      41,776
    CONMED Corp............................................   3,600     242,748
    Cooper Cos., Inc. (The)................................   5,856   1,512,663
#*  Corcept Therapeutics, Inc..............................  14,598     171,527
*   CorVel Corp............................................   1,800     104,328
*   Cross Country Healthcare, Inc..........................   5,300      46,799
*   CryoLife, Inc..........................................   6,761     209,456
#*  Cumberland Pharmaceuticals, Inc........................   2,792      15,077
#*  Cutera, Inc............................................   1,850      37,555
    CVS Health Corp........................................ 134,816   9,759,330
    Danaher Corp...........................................  85,311   8,479,913
*   DaVita, Inc............................................  20,640   1,389,898
    DENTSPLY SIRONA, Inc...................................  28,253     978,401
*   DexCom, Inc............................................  12,679   1,683,391
#*  Diplomat Pharmacy, Inc.................................   6,955     137,987
#*  Eagle Pharmaceuticals, Inc.............................   2,534     124,774
*   Edwards Lifesciences Corp..............................  27,234   4,019,738
    Eli Lilly & Co......................................... 132,399  14,357,348
*   Emergent BioSolutions, Inc.............................   6,931     424,108
#*  Enanta Pharmaceuticals, Inc............................   1,869     144,212
    Encompass Health Corp..................................  14,301     962,457
*   Endo International P.L.C...............................  24,480     414,691
    Ensign Group, Inc. (The)...............................   6,268     232,167
*   Enzo Biochem, Inc......................................   3,718      12,344
#*  Evolent Health, Inc., Class A..........................   7,826     173,737
#*  Exact Sciences Corp....................................  17,284   1,228,028
*   Exelixis, Inc..........................................  39,633     549,710
*   Express Scripts Holding Co.............................  78,195   7,582,569
#*  FibroGen, Inc..........................................   7,944     340,559
*   Five Prime Therapeutics, Inc...........................   3,725      45,222
    Gilead Sciences, Inc................................... 173,276  11,813,958
#*  Global Blood Therapeutics Inc..........................   3,552     124,640
*   Globus Medical, Inc., Class A..........................  10,657     563,222
*   Haemonetics Corp.......................................   7,180     750,095
#*  Halozyme Therapeutics, Inc.............................  18,650     289,635
*   Hanger, Inc............................................   3,139      58,574
*   Harvard Bioscience, Inc................................   4,139      16,390
    HCA Healthcare, Inc....................................  38,901   5,194,451
*   HealthEquity, Inc......................................   8,405     771,579
    HealthStream, Inc......................................   2,809      73,905
#*  Henry Schein, Inc......................................  20,492   1,700,836
*   Heska Corp.............................................     628      62,938
    Hill-Rom Holdings, Inc.................................   8,528     717,034
*   HMS Holdings Corp......................................  10,350     298,287
*   Hologic, Inc...........................................  35,651   1,390,032
#*  Horizon Pharma P.L.C...................................  22,573     411,054
    Humana, Inc............................................  18,707   5,993,910
*   ICU Medical, Inc.......................................   2,432     619,503
*   IDEXX Laboratories, Inc................................  11,600   2,460,592
*   Illumina, Inc..........................................  19,521   6,073,959
#*  Immunomedics Inc.......................................  18,351     413,448
*   Incyte Corp............................................  24,762   1,605,073
*   Innoviva, Inc..........................................  12,321     172,001
*   Inogen, Inc............................................   2,436     461,793
#*  Insulet Corp...........................................   7,883     695,359
*   Integer Holdings Corp..................................   5,040     375,329
#*  Integra LifeSciences Holdings Corp.....................   8,200     439,274
*   Intra-Cellular Therapies, Inc..........................   7,505     127,435

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
                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   IntriCon Corp..........................................     800 $    33,504
*   Intuitive Surgical, Inc................................  15,063   7,850,534
#   Invacare Corp..........................................   5,044      65,168
#*  Ionis Pharmaceuticals, Inc.............................  17,930     888,431
*   IQVIA Holdings, Inc....................................  21,731   2,671,392
*   Jazz Pharmaceuticals P.L.C.............................   8,046   1,277,866
    Johnson & Johnson...................................... 361,690  50,632,983
*   Laboratory Corp. of America Holdings...................  12,484   2,004,306
#*  Lannett Co., Inc.......................................   2,787      10,200
*   Lantheus Holdings, Inc.................................   7,644     106,787
#   LeMaitre Vascular, Inc.................................   2,283      60,956
#*  LHC Group, Inc.........................................   4,672     427,161
#*  LifePoint Health, Inc..................................   5,824     377,745
#*  Ligand Pharmaceuticals, Inc............................   2,716     447,624
*   LivaNova P.L.C.........................................   6,254     700,385
#*  Loxo Oncology, Inc.....................................   3,048     465,308
    Luminex Corp...........................................   5,316     152,941
*   MacroGenics, Inc.......................................   2,287      37,644
*   Magellan Health, Inc...................................   2,600     169,156
*   Mallinckrodt P.L.C.....................................   9,202     230,602
*   Masimo Corp............................................   7,494     866,306
    McKesson Corp..........................................  27,723   3,458,721
#*  Medidata Solutions, Inc................................   8,530     599,659
*   MEDNAX, Inc............................................  13,681     564,888
*   Medpace Holdings, Inc..................................   3,665     190,947
    Medtronic P.L.C........................................ 183,705  16,500,383
    Merck & Co., Inc....................................... 362,748  26,701,880
    Meridian Bioscience, Inc...............................   8,963     145,290
*   Merit Medical Systems, Inc.............................   7,199     411,207
*   Mettler-Toledo International, Inc......................   3,400   1,859,188
*   Mirati Therapeutics, Inc...............................   1,400      52,318
#*  Molina Healthcare, Inc.................................   7,293     924,534
*   Momenta Pharmaceuticals, Inc...........................   4,800      60,048
*   Mylan NV...............................................  62,040   1,938,750
*   Myriad Genetics, Inc...................................   9,000     405,270
    National HealthCare Corp...............................   1,000      79,530
    National Research Corp., Class A.......................     700      26,635
*   Natus Medical, Inc.....................................   4,206     125,675
*   Nektar Therapeutics....................................  20,169     780,137
*   Neogen Corp............................................   5,963     362,073
*   NeoGenomics, Inc.......................................   8,171     150,673
*   Neurocrine Biosciences, Inc............................  12,830   1,374,734
*   NextGen Healthcare, Inc................................   9,893     146,120
#*  Novocure, Ltd..........................................   4,892     162,121
#*  NuVasive, Inc..........................................   7,117     399,762
*   Nuvectra Corp..........................................     916      18,329
*   Omnicell, Inc..........................................   5,051     357,106
#*  OPKO Health, Inc.......................................  37,042     125,202
*   OraSure Technologies, Inc..............................  10,193     141,683
*   Orthofix Medical, Inc..................................   3,522     214,208
#   Owens & Minor, Inc.....................................   6,767      53,459
*   Pacira Pharmaceuticals, Inc............................   4,900     239,561
#   Patterson Cos., Inc....................................  10,936     246,935
#*  PDL BioPharma, Inc.....................................  14,616      36,394
#*  Penumbra, Inc..........................................   4,509     613,224
#   PerkinElmer, Inc.......................................  14,900   1,288,552
#   Perrigo Co. P.L.C......................................  12,673     890,912
    Pfizer, Inc............................................ 795,948  34,273,521
    Phibro Animal Health Corp., Class A....................   3,417     146,658

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
                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
*   PRA Health Sciences, Inc...............................   7,026 $    680,609
*   Premier, Inc., Class A.................................   8,307      373,815
#*  Prestige Consumer Healthcare, Inc......................   7,328      264,980
    ProPhase Labs, Inc.....................................       6           18
*   Providence Service Corp. (The).........................   1,602      105,876
    Quest Diagnostics, Inc.................................  17,526    1,649,372
*   Quidel Corp............................................   5,538      356,426
#*  Quorum Health Corp.....................................   3,422       13,620
*   R1 RCM, Inc............................................   9,353       79,220
*   RadNet, Inc............................................   1,992       29,482
*   Regeneron Pharmaceuticals, Inc.........................  10,167    3,449,053
#*  REGENXBIO, Inc.........................................   5,056      337,084
#*  Repligen Corp..........................................   5,616      304,500
    ResMed, Inc............................................  18,323    1,940,772
#*  Retrophin, Inc.........................................   4,172      107,054
*   RTI Surgical, Inc......................................   5,843       26,761
#*  Sage Therapeutics, Inc.................................   6,053      778,900
*   Sangamo Therapeutics, Inc..............................  14,055      178,077
#*  Sarepta Therapeutics, Inc..............................   7,465      998,518
*   SeaSpine Holdings Corp.................................     866       14,869
#*  Seattle Genetics, Inc..................................  15,177      851,885
*   Select Medical Holdings Corp...........................  11,059      183,358
#*  Spark Therapeutics Inc.................................   1,994       89,710
#*  Spectrum Pharmaceuticals, Inc..........................   6,160       73,304
*   STAAR Surgical Co......................................   6,533      262,039
    STERIS P.L.C...........................................  11,989    1,310,518
    Stryker Corp...........................................  44,456    7,211,652
*   Supernus Pharmaceuticals, Inc..........................   7,081      336,772
*   Surmodics, Inc.........................................   1,400       88,802
#*  Syneos Health, Inc.....................................   8,908      406,472
*   Tactile Systems Technology, Inc........................   1,051       68,819
*   Taro Pharmaceutical Industries, Ltd....................   2,023      201,309
#*  Teladoc Health, Inc....................................   5,152      357,240
    Teleflex, Inc..........................................   5,973    1,437,940
*   Tenet Healthcare Corp..................................  16,918      435,300
    Thermo Fisher Scientific, Inc..........................  53,749   12,558,454
#*  Tivity Health, Inc.....................................   4,800      165,168
*   Triple-S Management Corp., Class B.....................   2,513       43,123
#*  Ultragenyx Pharmaceutical Inc..........................   3,430      166,184
*   United Therapeutics Corp...............................   5,524      612,391
    UnitedHealth Group, Inc................................ 129,881   33,944,399
    Universal Health Services, Inc., Class B...............  11,283    1,371,561
    US Physical Therapy, Inc...............................   1,602      172,247
    Utah Medical Products, Inc.............................     276       24,062
#*  Vanda Pharmaceuticals Inc..............................   2,532       48,032
#*  Varex Imaging Corp.....................................   4,622      119,987
*   Varian Medical Systems, Inc............................  11,557    1,379,559
*   Veeva Systems, Inc., Class A...........................  14,439    1,319,003
*   Vertex Pharmaceuticals, Inc............................  34,292    5,811,122
#*  Vocera Communications Inc..............................   2,138       74,210
*   Waters Corp............................................   9,800    1,858,962
*   WellCare Health Plans, Inc.............................   6,000    1,655,940
    West Pharmaceutical Services, Inc......................   9,389      994,483
#*  Wright Medical Group NV................................  14,322      386,408
#*  Xencor, Inc............................................   4,411      144,328
    Zimmer Biomet Holdings, Inc............................  25,409    2,886,208
    Zoetis, Inc............................................  63,455    5,720,468
                                                                    ------------
TOTAL HEALTHCARE...........................................          525,729,653
                                                                    ------------
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
                                                             Shares   Value+
                                                             ------ -----------
 INDUSTRIALS -- (9.9%)
     3M Co.................................................. 78,879 $15,007,519
 #   AAON, Inc..............................................  5,518     190,316
     AAR Corp...............................................  3,583     170,479
 #   ABM Industries, Inc....................................  8,770     269,677
 *   Acacia Research Corp...................................  4,362      14,307
     ACCO Brands Corp....................................... 14,620     117,983
 #   Acme United Corp.......................................    400       6,944
 #   Actuant Corp., Class A.................................  7,200     171,720
     Acuity Brands, Inc.....................................  5,582     701,322
 *   Advanced Disposal Services, Inc........................  6,342     171,805
     Advanced Drainage Systems, Inc.........................  7,876     218,874
 #*  AECOM.................................................. 20,059     584,519
 #*  Aegion Corp............................................  6,240     120,806
 #*  Aerojet Rocketdyne Holdings, Inc....................... 11,251     397,385
 *   Aerovironment, Inc.....................................  2,727     245,348
     AGCO Corp..............................................  8,213     460,257
     Air Lease Corp......................................... 13,393     510,273
 *   Air Transport Services Group, Inc......................  8,719     170,892
     Alamo Group, Inc.......................................  1,990     170,583
 #   Alaska Air Group, Inc.................................. 16,164     992,793
     Albany International Corp., Class A....................  4,033     282,229
 #   Allegiant Travel Co....................................  1,647     187,989
     Allegion P.L.C......................................... 12,795   1,096,915
     Allison Transmission Holdings, Inc..................... 19,770     871,462
     Altra Industrial Motion Corp........................... 12,867     415,218
     AMERCO.................................................  1,054     344,110
 *   Ameresco, Inc., Class A................................  1,700      27,829
 #   American Airlines Group, Inc........................... 69,200   2,427,536
     American Railcar Industries, Inc.......................  1,606     112,275
 *   American Woodmark Corp.................................  2,688     162,463
     AMETEK, Inc............................................ 29,914   2,006,631
     AO Smith Corp.......................................... 19,664     895,302
     Apogee Enterprises, Inc................................  3,751     135,411
     Applied Industrial Technologies, Inc...................  4,882     320,894
 *   ARC Document Solutions, Inc............................  3,000       6,840
     ArcBest Corp...........................................  3,000     111,360
     Arconic, Inc........................................... 59,000   1,199,470
 #   Argan, Inc.............................................  2,247      98,913
 *   Armstrong Flooring, Inc................................  2,667      41,472
 *   Armstrong World Industries, Inc........................  5,335     329,436
 *   ASGN, Inc..............................................  5,785     388,058
     Astec Industries, Inc..................................  2,360      88,760
 *   Astronics Corp.........................................  4,386     127,896
 #*  Astronics Corp., Class B...............................  2,339      68,071
 *   Atkore International Group, Inc........................  8,758     168,679
 *   Atlas Air Worldwide Holdings, Inc......................  3,609     186,297
 *   Avis Budget Group, Inc................................. 11,377     319,921
 #*  Axon Enterprise, Inc...................................  6,500     401,180
     AZZ, Inc...............................................  3,800     168,530
     Barnes Group, Inc......................................  7,772     439,895
     Barrett Business Services, Inc.........................    825      51,909
 *   Beacon Roofing Supply, Inc.............................  9,026     251,916
 #*  BMC Stock Holdings, Inc................................  7,729     129,383
     Boeing Co. (The)....................................... 75,795  26,896,614
     Brady Corp., Class A...................................  6,680     269,137
     Briggs & Stratton Corp.................................  4,639      67,405
     Brink's Co. (The)......................................  6,859     454,889
 *   Builders FirstSource, Inc.............................. 15,878     196,570
     BWX Technologies, Inc.................................. 12,816     749,223
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
                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 #*  CAI International, Inc.................................   1,400 $   34,874
     Carlisle Cos., Inc.....................................   8,398    811,163
 *   Casella Waste Systems, Inc., Class A...................   7,922    257,940
     Caterpillar, Inc.......................................  79,771  9,677,818
 *   CBIZ, Inc..............................................   5,600    124,208
 #   CECO Environmental Corp................................   1,246      9,270
     CH Robinson Worldwide, Inc.............................  18,353  1,633,968
 *   Chart Industries, Inc..................................   3,701    251,853
 #*  Cimpress NV............................................   3,505    438,090
 #   Cintas Corp............................................  11,982  2,179,166
 #   CIRCOR International, Inc..............................   1,580     51,366
 *   Civeo Corp.............................................  11,400     32,490
 *   Clean Harbors, Inc.....................................   7,136    485,533
 *   Colfax Corp............................................  13,028    365,175
     Columbus McKinnon Corp.................................   2,000     73,460
     Comfort Systems USA, Inc...............................   4,929    263,603
 #*  Command Security Corp..................................   1,531      4,271
 *   Commercial Vehicle Group, Inc..........................   2,700     18,063
 *   Continental Building Products, Inc.....................   5,343    148,589
     Copa Holdings SA, Class A..............................   4,320    312,898
 #*  Copart, Inc............................................  28,006  1,369,773
 *   CoStar Group, Inc......................................   4,733  1,710,601
     Covanta Holding Corp...................................  14,735    216,457
 *   Covenant Transportation Group, Inc., Class A...........     779     19,498
 *   CPI Aerostructures, Inc................................     541      3,679
     CRA International, Inc.................................   1,100     46,365
     Crane Co...............................................   7,350    639,744
 *   CSW Industrials, Inc...................................   1,519     69,920
     CSX Corp............................................... 121,553  8,370,140
     Cubic Corp.............................................   2,550    167,305
     Cummins, Inc...........................................  20,566  2,811,167
     Curtiss-Wright Corp....................................   5,700    623,922
     Deere & Co.............................................  38,495  5,213,763
     Delta Air Lines, Inc...................................  95,139  5,206,957
     Deluxe Corp............................................   6,298    297,329
 #   Donaldson Co., Inc.....................................  18,412    944,167
     Douglas Dynamics, Inc..................................   3,141    136,288
     Dover Corp.............................................  19,380  1,605,439
 *   Ducommun, Inc..........................................   1,100     40,876
     Dun & Bradstreet Corp. (The)...........................   5,076    722,213
 *   DXP Enterprises, Inc...................................   1,275     40,520
 #*  Dycom Industries, Inc..................................   3,988    270,705
     Eastern Co. (The)......................................     600     16,980
     Eaton Corp. P.L.C......................................  57,736  4,137,939
 *   Echo Global Logistics, Inc.............................   2,925     75,202
     EMCOR Group, Inc.......................................   8,359    593,322
     Emerson Electric Co....................................  83,316  5,655,490
     Encore Wire Corp.......................................   3,200    141,440
     EnerSys................................................   6,500    517,205
 *   Engility Holdings, Inc.................................   2,859     88,715
     Ennis, Inc.............................................   2,716     52,582
     EnPro Industries, Inc..................................   3,100    192,820
     Equifax, Inc...........................................  14,483  1,469,156
 #   ESCO Technologies, Inc.................................   4,375    267,837
     Essendant, Inc.........................................   4,517     57,547
 *   Esterline Technologies Corp............................   3,500    410,760
     Expeditors International of Washington, Inc............  22,436  1,507,250
     Exponent, Inc..........................................   9,004    454,342
 #   Fastenal Co............................................  37,646  1,935,381
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
                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
    Federal Signal Corp....................................     8,821 $   193,974
    FedEx Corp.............................................    33,482   7,377,424
#   Flowserve Corp.........................................    17,034     781,861
    Fluor Corp.............................................    19,537     856,893
    Forrester Research, Inc................................     1,137      45,798
#   Fortive Corp...........................................    36,764   2,729,727
    Fortune Brands Home & Security, Inc....................    19,788     887,096
    Forward Air Corp.......................................     4,083     244,939
*   Franklin Covey Co......................................     1,500      33,510
    Franklin Electric Co., Inc.............................     5,400     229,068
*   FreightCar America, Inc................................     1,200      17,160
*   FTI Consulting, Inc....................................     5,774     399,041
*   Gardner Denver Holdings, Inc...........................    15,674     424,138
#   GATX Corp..............................................     4,700     352,171
*   Gencor Industries, Inc.................................       600       6,828
*   Generac Holdings, Inc..................................     7,928     402,187
    General Dynamics Corp..................................    33,346   5,754,853
    General Electric Co.................................... 1,025,175  10,354,267
#*  Genesee & Wyoming, Inc., Class A.......................     9,401     744,841
*   Gibraltar Industries, Inc..............................     4,240     151,114
    Global Brass & Copper Holdings, Inc....................     2,967      93,817
*   GMS, Inc...............................................     4,371      71,859
#*  Goldfield Corp. (The)..................................     1,983       7,337
    Gorman-Rupp Co. (The)..................................     2,441      84,214
*   GP Strategies Corp.....................................     1,842      26,912
    Graco, Inc.............................................    24,201     983,287
    GrafTech International, Ltd............................     6,785     121,316
    Graham Corp............................................     1,500      36,915
#   Granite Construction, Inc..............................     4,644     212,324
*   Great Lakes Dredge & Dock Corp.........................     6,665      38,724
#   Greenbrier Cos., Inc. (The)............................     4,212     199,859
    Griffon Corp...........................................     5,003      60,636
    H&E Equipment Services, Inc............................     7,853     189,179
    Harris Corp............................................    15,354   2,283,293
*   Harsco Corp............................................    11,788     323,816
#   Hawaiian Holdings, Inc.................................     5,838     202,053
*   HD Supply Holdings, Inc................................    25,171     945,674
#   Healthcare Services Group, Inc.........................     8,963     363,808
#   Heartland Express, Inc.................................     5,162     100,504
#   HEICO Corp.............................................     6,163     516,644
    HEICO Corp., Class A...................................    11,035     735,593
    Heidrick & Struggles International, Inc................     1,861      64,223
*   Herc Holdings, Inc.....................................     3,876     124,265
    Herman Miller, Inc.....................................     7,886     259,844
#*  Hertz Global Holdings, Inc.............................     7,295     100,306
    Hexcel Corp............................................    13,057     764,096
*   Hill International, Inc................................     4,200      11,844
    Hillenbrand, Inc.......................................     8,097     387,846
    HNI Corp...............................................     5,673     214,950
    Honeywell International, Inc...........................   100,094  14,495,613
*   Hub Group, Inc., Class A...............................     4,335     198,630
    Hubbell, Inc...........................................     6,730     684,441
*   Hudson Global, Inc.....................................     3,600       5,616
    Huntington Ingalls Industries, Inc.....................     6,291   1,374,458
    Hurco Cos., Inc........................................       883      35,973
*   Huron Consulting Group, Inc............................     2,384     129,904
    Hyster-Yale Materials Handling, Inc....................     1,066      64,440
    ICF International, Inc.................................     1,750     128,870
    IDEX Corp..............................................    10,641   1,349,492
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
                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   IES Holdings, Inc......................................     858 $    15,221
    Illinois Tool Works, Inc...............................  40,302   5,141,326
    Ingersoll-Rand P.L.C...................................  33,095   3,175,134
*   InnerWorkings, Inc.....................................   5,543      39,854
#*  Innovative Solutions & Support, Inc....................   1,906       4,613
    Insperity, Inc.........................................   5,654     621,092
    Insteel Industries, Inc................................   2,000      52,240
    Interface, Inc.........................................  12,469     203,120
    ITT, Inc...............................................  10,889     549,894
    Jacobs Engineering Group, Inc..........................  16,946   1,272,475
    JB Hunt Transport Services, Inc........................  11,257   1,245,137
#*  JELD-WEN Holding, Inc..................................   7,812     127,023
*   JetBlue Airways Corp...................................  44,120     738,128
    John Bean Technologies Corp............................   4,198     436,466
    Johnson Controls International P.L.C................... 122,217   3,907,277
    Kadant, Inc............................................   1,300     128,310
    Kaman Corp.............................................   3,749     238,136
    Kansas City Southern...................................  12,659   1,290,712
    KAR Auction Services, Inc..............................  19,875   1,131,682
    KBR, Inc...............................................  20,590     407,270
    Kelly Services, Inc., Class A..........................   6,029     141,621
    Kennametal, Inc........................................  11,431     405,229
    Kforce, Inc............................................   3,290     101,398
    Kimball International, Inc., Class B...................   5,500      90,530
#*  Kirby Corp.............................................   7,885     567,247
#   Knight-Swift Transportation Holdings, Inc..............  18,185     581,920
#   Knoll, Inc.............................................   5,103     101,295
    Korn/Ferry International...............................   6,571     296,615
#*  Kratos Defense & Security Solutions, Inc...............  11,735     147,040
    L3 Technologies, Inc...................................   9,787   1,854,343
    Landstar System, Inc...................................   5,210     521,469
*   Lawson Products, Inc...................................     649      21,456
*   LB Foster Co., Class A.................................     581      10,563
#   Lennox International, Inc..............................   5,200   1,096,628
    Lincoln Electric Holdings, Inc.........................   8,460     684,499
#   Lindsay Corp...........................................   1,349     128,991
    Lockheed Martin Corp...................................  34,277  10,072,296
#   LSC Communications, Inc................................   3,156      29,761
    LSI Industries, Inc....................................   2,400      10,368
*   Lydall, Inc............................................   2,505      74,824
#   Macquarie Infrastructure Corp..........................  10,514     388,492
#*  Manitowoc Co., Inc. (The)..............................   7,211     131,817
    ManpowerGroup, Inc.....................................   8,643     659,374
    Marten Transport, Ltd..................................   5,596     107,779
    Masco Corp.............................................  41,826   1,254,780
*   Masonite International Corp............................   3,796     210,260
#*  MasTec, Inc............................................  10,000     435,100
    Matson, Inc............................................   5,500     192,940
    Matthews International Corp., Class A..................   3,280     136,514
    McGrath RentCorp.......................................   2,486     132,728
*   Mercury Systems, Inc...................................   4,602     215,650
*   Meritor, Inc...........................................  11,775     200,057
#*  Middleby Corp. (The)...................................   7,921     889,528
*   Milacron Holdings Corp.................................   9,336     130,704
    Miller Industries, Inc.................................   1,421      34,346
*   Mistras Group, Inc.....................................   1,002      19,940
    Mobile Mini, Inc.......................................   7,093     291,664
    Moog, Inc., Class A....................................   3,953     282,837
*   MRC Global, Inc........................................   9,795     155,055

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
                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
     MSA Safety, Inc........................................  4,181 $  436,664
     MSC Industrial Direct Co., Inc., Class A...............  5,817    471,526
     Mueller Industries, Inc................................  5,800    141,230
     Mueller Water Products, Inc., Class A.................. 31,833    326,607
 #   Multi-Color Corp.......................................  2,739    145,605
 *   MYR Group, Inc.........................................  2,509     83,776
 #   National Presto Industries, Inc........................    737     91,882
     Navigant Consulting, Inc...............................  4,323     93,377
 *   Navistar International Corp............................  7,388    247,424
 *   NCI Building Systems, Inc..............................  3,774     46,232
     Nielsen Holdings P.L.C................................. 45,211  1,174,582
     NN, Inc................................................  4,940     57,304
     Nordson Corp...........................................  7,302    895,736
     Norfolk Southern Corp.................................. 38,140  6,401,036
     Northrop Grumman Corp.................................. 22,005  5,764,210
 *   NOW, Inc............................................... 11,296    145,041
 #*  NV5 Global, Inc........................................  1,450    113,201
     nVent Electric P.L.C................................... 22,197    542,051
     Old Dominion Freight Line, Inc.........................  7,900  1,030,318
     Omega Flex, Inc........................................    302     18,271
 *   Orion Group Holdings, Inc..............................  2,500     11,800
     Oshkosh Corp...........................................  9,200    516,488
     Owens Corning.......................................... 13,944    659,133
     PACCAR, Inc............................................ 44,385  2,539,266
 *   PAM Transportation Services, Inc.......................    235     13,776
     Parker-Hannifin Corp................................... 17,426  2,642,304
     Park-Ohio Holdings Corp................................  1,300     43,004
 *   Patrick Industries, Inc................................  3,289    143,104
     Pentair P.L.C.......................................... 22,197    891,210
 *   Perma-Pipe International Holdings, Inc.................  1,091      9,983
 *   PGT Innovations, Inc...................................  7,509    152,132
     PICO Holdings, Inc.....................................  1,800     20,556
     Powell Industries, Inc.................................    700     20,412
     Primoris Services Corp.................................  3,853     81,568
 *   Proto Labs, Inc........................................  4,110    490,939
     Quad/Graphics, Inc.....................................  2,303     35,535
     Quanex Building Products Corp..........................  3,800     56,316
 *   Quanta Services, Inc................................... 20,101    627,151
     Raven Industries, Inc..................................  5,746    249,836
     Raytheon Co............................................ 37,973  6,646,794
 *   RBC Bearings, Inc......................................  3,951    583,484
     RCM Technologies, Inc..................................    395      1,671
     Regal Beloit Corp......................................  5,376    385,459
     Republic Services, Inc................................. 31,237  2,270,305
 *   Resideo Technologies, Inc.............................. 16,682    351,163
     Resources Connection, Inc..............................  4,266     69,621
 *   Rexnord Corp........................................... 15,137    405,823
 #*  Roadrunner Transportation Systems, Inc.................  1,537        706
     Robert Half International, Inc......................... 17,753  1,074,589
     Rockwell Automation, Inc............................... 17,020  2,803,705
     Rockwell Collins, Inc.................................. 20,102  2,573,458
 #   Rollins, Inc........................................... 12,600    745,920
     Roper Technologies, Inc................................ 13,705  3,877,144
     Rush Enterprises, Inc., Class A........................  4,816    170,438
     Ryder System, Inc......................................  6,304    348,674
 *   Saia, Inc..............................................  4,202    264,138
     Schneider National, Inc., Class B......................  7,542    164,944
 #*  Sensata Technologies Holding P.L.C..................... 23,802  1,116,314
 *   SIFCO Industries, Inc..................................    100        494
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
                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Simpson Manufacturing Co., Inc.........................   6,128 $   349,786
#*  SiteOne Landscape Supply, Inc..........................   4,819     327,885
    SkyWest, Inc...........................................   5,941     340,360
    Snap-on, Inc...........................................   6,986   1,075,425
    Southwest Airlines Co..................................  81,139   3,983,925
*   SP Plus Corp...........................................   2,343      74,882
    Spartan Motors, Inc....................................   3,375      22,714
*   Sparton Corp...........................................     400       4,952
    Spirit AeroSystems Holdings, Inc., Class A.............  17,100   1,436,571
*   Spirit Airlines, Inc...................................   8,251     428,227
*   SPX Corp...............................................   7,521     220,516
*   SPX FLOW, Inc..........................................   5,735     196,309
    Standex International Corp.............................   1,820     147,638
    Stanley Black & Decker, Inc............................  20,397   2,376,658
    Steelcase, Inc., Class A...............................  13,910     230,906
#*  Stericycle, Inc........................................  10,328     516,090
*   Sterling Construction Co., Inc.........................   1,440      16,358
    Sun Hydraulics Corp....................................   3,335     154,744
#*  Sunrun, Inc............................................   4,092      50,168
    Systemax, Inc..........................................     373      12,052
#*  Team, Inc..............................................   2,701      53,750
*   Teledyne Technologies, Inc.............................   4,413     976,509
    Tennant Co.............................................   3,010     183,971
#   Terex Corp.............................................  13,631     455,139
    Tetra Tech, Inc........................................   8,557     565,104
#*  Textainer Group Holdings, Ltd..........................   2,100      24,633
    Textron, Inc...........................................  32,323   1,733,482
*   Thermon Group Holdings, Inc............................   2,619      56,518
    Timken Co. (The).......................................   8,560     338,548
    Titan International, Inc...............................  10,655      75,224
*   Titan Machinery, Inc...................................   1,496      21,318
#   Toro Co. (The).........................................  13,600     766,088
*   TransDigm Group, Inc...................................   6,517   2,152,239
    TransUnion.............................................  22,086   1,452,154
*   Trex Co., Inc..........................................   9,632     590,442
*   TriMas Corp............................................   6,804     200,378
*   TriNet Group, Inc......................................   4,241     199,285
    Trinity Industries, Inc................................  19,000     542,450
    Triton International, Ltd..............................   5,967     191,958
#   Triumph Group, Inc.....................................   9,229     168,429
*   TrueBlue, Inc..........................................   6,946     162,050
#*  Tutor Perini Corp......................................   3,160      48,980
*   Twin Disc, Inc.........................................     668      12,779
*   Ultralife Corp.........................................   2,100      14,217
    UniFirst Corp..........................................   1,640     244,852
    Union Pacific Corp..................................... 105,247  15,389,216
*   United Continental Holdings, Inc.......................  39,907   3,412,448
    United Parcel Service, Inc., Class B...................  92,539   9,859,105
*   United Rentals, Inc....................................  10,912   1,310,204
    United Technologies Corp............................... 100,842  12,525,585
#*  Univar, Inc............................................  11,753     289,359
    Universal Forest Products, Inc.........................   8,425     238,175
    Universal Logistics Holdings, Inc......................     888      24,127
    US Ecology, Inc........................................   3,770     263,636
*   USA Truck, Inc.........................................   1,235      24,292
*   USG Corp...............................................  10,369     437,779
    Valmont Industries, Inc................................   2,900     360,499
*   Vectrus, Inc...........................................   1,092      29,266
*   Verisk Analytics, Inc..................................  19,810   2,374,030
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
                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
*   Veritiv Corp...........................................     831 $     27,706
    Viad Corp..............................................   3,896      186,579
#*  Vicor Corp.............................................   1,200       48,120
    Virco Manufacturing Corp...............................   1,718        7,439
    VSE Corp...............................................   1,600       50,176
    Wabash National Corp...................................   6,947      104,900
*   WABCO Holdings, Inc....................................   7,200      773,640
#   Wabtec Corp............................................  11,456      939,621
#*  WageWorks, Inc.........................................   4,611      183,564
    Waste Management, Inc..................................  56,793    5,081,270
    Watsco, Inc............................................   3,890      576,420
    Watts Water Technologies, Inc., Class A................   3,317      232,356
#*  Welbilt, Inc...........................................  19,164      358,750
#   Werner Enterprises, Inc................................   7,998      257,456
*   Wesco Aircraft Holdings, Inc...........................   7,013       71,392
*   WESCO International, Inc...............................   5,771      289,589
*   Williams Industrial Services Group, Inc................   1,290        2,258
*   Willis Lease Finance Corp..............................     400       13,848
    Woodward, Inc..........................................   6,716      494,566
#   WW Grainger, Inc.......................................   6,800    1,930,996
*   XPO Logistics, Inc.....................................  15,218    1,360,185
    Xylem, Inc.............................................  23,455    1,538,179
*   YRC Worldwide, Inc.....................................   3,260       26,928
                                                                    ------------
TOTAL INDUSTRIALS..........................................          367,554,469
                                                                    ------------
INFORMATION TECHNOLOGY -- (20.6%)
#*  3D Systems Corp........................................  10,300      124,424
    Accenture P.L.C., Class A..............................  88,405   13,934,396
*   ACI Worldwide, Inc.....................................  19,848      497,986
*   ADDvantage Technologies Group, Inc.....................     400          536
*   Adobe, Inc.............................................  66,114   16,248,177
    ADTRAN, Inc............................................   5,562       74,753
*   Advanced Energy Industries, Inc........................   5,544      238,558
#*  Advanced Micro Devices, Inc............................ 118,771    2,162,820
*   Agilysys, Inc..........................................   2,000       32,540
*   Akamai Technologies, Inc...............................  22,869    1,652,285
*   Alarm.com Holdings, Inc................................   5,092      226,492
    Alliance Data Systems Corp.............................   6,588    1,358,314
*   Alpha & Omega Semiconductor, Ltd.......................   1,918       17,780
#*  Ambarella, Inc.........................................   2,478       86,185
    Amdocs, Ltd............................................  17,972    1,137,088
    American Software, Inc., Class A.......................   2,676       30,801
*   Amkor Technology, Inc..................................  20,848      149,063
    Amphenol Corp., Class A................................  39,599    3,544,111
    Analog Devices, Inc....................................  49,409    4,136,027
*   Anixter International, Inc.............................   4,870      319,910
*   ANSYS, Inc.............................................  11,392    1,703,674
*   Appfolio, Inc., Class A................................   1,802      102,894
    Apple, Inc............................................. 683,380  149,564,547
    Applied Materials, Inc................................. 140,692    4,625,953
#*  Applied Optoelectronics, Inc...........................   1,642       32,232
*   Arista Networks, Inc...................................   6,356    1,464,105
*   ARRIS International P.L.C..............................  23,050      573,254
*   Arrow Electronics, Inc.................................  12,705      860,256
*   Aspen Technology, Inc..................................  11,112      943,298
*   Atlassian Corp. P.L.C., Class A........................  12,326      935,667
*   Autodesk, Inc..........................................  28,942    3,740,754
    Automatic Data Processing, Inc.........................  57,942    8,348,283
*   Aviat Networks, Inc....................................     506        7,494
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
                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Avid Technology, Inc...................................   3,971 $    21,046
    Avnet, Inc.............................................  16,772     672,054
    AVX Corp...............................................   6,815     113,674
*   Aware, Inc.............................................   2,752      10,540
*   Axcelis Technologies, Inc..............................   6,777     116,971
#*  AXT, Inc...............................................   3,074      20,258
#   Badger Meter, Inc......................................   4,800     235,728
    Bel Fuse, Inc., Class B................................   1,175      25,850
#   Belden, Inc............................................   5,549     299,923
    Benchmark Electronics, Inc.............................   6,470     141,240
#*  Black Box Corp.........................................   2,047       1,760
*   Black Knight, Inc......................................  19,942     972,571
#   Blackbaud, Inc.........................................   7,414     531,732
    Booz Allen Hamilton Holding Corp.......................  20,028     992,187
*   Bottomline Technologies de, Inc........................   5,363     357,390
    Broadcom, Inc..........................................  55,985  12,512,088
    Broadridge Financial Solutions, Inc....................  14,590   1,706,155
    Brooks Automation, Inc.................................   8,686     269,527
    CA, Inc................................................  38,530   1,709,191
    Cabot Microelectronics Corp............................   4,000     390,480
*   CACI International, Inc., Class A......................   3,815     680,825
*   Cadence Design Systems, Inc............................  37,107   1,653,859
#*  CalAmp Corp............................................   5,287     105,423
*   Calix, Inc.............................................   3,886      28,368
#*  Carbonite, Inc.........................................   6,862     234,749
*   Cardtronics P.L.C., Class A............................   5,453     148,103
    Cass Information Systems, Inc..........................   1,669     110,321
    CDK Global, Inc........................................  16,506     944,803
    CDW Corp...............................................  18,056   1,625,221
*   CEVA, Inc..............................................   3,116      76,778
*   Ciena Corp.............................................  22,310     697,411
*   Cirrus Logic, Inc......................................   7,925     296,712
    Cisco Systems, Inc..................................... 659,405  30,167,779
*   Cision, Ltd............................................   6,098      90,189
*   Citrix Systems, Inc....................................  19,517   1,999,907
#*  Clearfield, Inc........................................     574       6,899
    Cognex Corp............................................  24,173   1,035,571
    Cognizant Technology Solutions Corp., Class A..........  78,692   5,432,109
#*  Coherent, Inc..........................................   3,548     436,901
    Cohu, Inc..............................................   4,183      87,006
*   CommScope Holding Co., Inc.............................  28,077     675,533
    Communications Systems, Inc............................   1,155       3,350
*   CommVault Systems Inc..................................   5,238     304,956
*   Computer Task Group, Inc...............................   1,400       6,622
    Comtech Telecommunications Corp........................   6,494     181,312
*   Conduent, Inc..........................................  23,477     448,411
#*  Control4 Corp..........................................   4,282     119,553
*   CoreLogic, Inc.........................................  11,749     477,244
    Corning, Inc........................................... 125,954   4,024,230
#*  Coupa Software, Inc....................................   4,594     297,829
*   Cray, Inc..............................................   5,750     130,468
#*  Cree, Inc..............................................  12,970     503,495
#   CSG Systems International, Inc.........................   4,900     171,990
    CTS Corp...............................................   5,571     148,690
#*  CyberOptics Corp.......................................   1,199      25,347
#   Cypress Semiconductor Corp.............................  49,729     643,493
    Daktronics, Inc........................................   4,150      30,337
*   Dell Technologies, Inc., Class V.......................  24,894   2,250,169
#   Diebold Nixdorf, Inc...................................   9,200      35,880
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
                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
 *   Digi International, Inc................................   2,040 $   23,664
 *   Diodes, Inc............................................   6,555    197,895
     Dolby Laboratories, Inc., Class A......................   8,303    571,329
 *   DSP Group, Inc.........................................   3,109     38,023
     DXC Technology Co......................................  38,464  2,801,333
 #   Ebix, Inc..............................................   2,616    149,923
 *   EchoStar Corp., Class A................................   6,945    281,620
 *   Edgewater Technology, Inc..............................   1,000      4,650
 #*  Electro Scientific Industries, Inc.....................   2,430     70,470
 *   Electronics For Imaging, Inc...........................   6,167    187,785
 #*  Ellie Mae, Inc.........................................   5,300    351,284
 *   EMCORE Corp............................................     827      4,077
 *   Endurance International Group Holdings, Inc............   7,661     75,614
     Entegris, Inc..........................................  20,172    535,365
 #*  Envestnet, Inc.........................................   4,974    258,747
 *   EPAM Systems, Inc......................................   7,536    900,326
 *   ePlus, Inc.............................................   2,095    177,824
 *   Euronet Worldwide, Inc.................................   6,400    711,552
 *   Everi Holdings, Inc....................................   5,930     42,696
     EVERTEC, Inc...........................................  10,804    281,768
 *   ExlService Holdings, Inc...............................   4,142    265,502
 *   F5 Networks, Inc.......................................   8,448  1,480,765
 *   Fabrinet...............................................   5,460    236,527
 *   Fair Isaac Corp........................................   4,225    814,200
 *   FARO Technologies, Inc.................................   2,100    106,134
     Fidelity National Information Services, Inc............  44,902  4,674,298
 #*  Finisar Corp...........................................  14,575    243,257
 *   First Data Corp., Class A..............................  56,135  1,051,970
 #*  First Solar, Inc.......................................   5,286    220,955
 *   Fiserv, Inc............................................  57,740  4,578,782
 #*  Fitbit, Inc., Class A..................................  21,359    101,028
 *   FleetCor Technologies, Inc.............................  12,133  2,426,964
 *   Flex, Ltd..............................................  69,859    549,092
     FLIR Systems, Inc......................................  19,256    891,745
 #*  FormFactor, Inc........................................  14,792    181,054
 *   Fortinet, Inc..........................................  20,161  1,656,831
 *   Frequency Electronics, Inc.............................     798      8,858
 *   Gartner, Inc...........................................  12,802  1,888,551
     Genpact, Ltd...........................................  19,693    539,785
     Global Payments, Inc...................................  21,567  2,463,598
 *   Globant SA.............................................   2,151    110,733
 *   GoDaddy, Inc., Class A.................................  19,481  1,425,425
 *   GSE Systems, Inc.......................................   1,745      5,392
 *   GSI Technology, Inc....................................   2,032     12,009
 #*  GTT Communications, Inc................................   5,314    190,773
 *   Guidewire Software, Inc................................  11,718  1,042,550
     Hackett Group, Inc. (The)..............................   5,500    112,585
 #*  Harmonic, Inc..........................................  10,205     56,230
     Hewlett Packard Enterprise Co.......................... 216,828  3,306,627
     HP, Inc................................................ 228,228  5,509,424
 #*  HubSpot, Inc...........................................   5,122    694,799
 #*  Ichor Holdings, Ltd....................................   1,685     29,909
 *   ID Systems, Inc........................................   1,700     10,634
 #*  IEC Electronics Corp...................................     638      3,369
 *   II-VI, Inc.............................................   6,993    260,349
 *   Imperva Inc............................................   4,296    237,784
 #*  Infinera Corp..........................................  23,990    132,905
 #*  Inphi Corp.............................................   5,422    173,504
 *   Insight Enterprises, Inc...............................   4,020    207,794
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
                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Integrated Device Technology, Inc......................  17,881 $    837,010
    Intel Corp............................................. 629,586   29,514,992
    InterDigital, Inc......................................   4,500      319,275
#*  Internap Corp..........................................   1,963       16,823
    International Business Machines Corp................... 122,880   14,184,038
*   Intevac, Inc...........................................   2,384       11,443
    Intuit, Inc............................................  31,946    6,740,606
#*  IPG Photonics Corp.....................................   5,020      670,421
#*  Iteris, Inc............................................     600        2,592
*   Itron, Inc.............................................   5,589      291,410
#   j2 Global, Inc.........................................   6,483      472,222
    Jabil, Inc.............................................  21,394      529,074
    Jack Henry & Associates, Inc...........................  10,390    1,556,734
    Juniper Networks, Inc..................................  44,530    1,303,393
*   KEMET Corp.............................................   8,818      192,056
*   Key Tronic Corp........................................     749        5,490
*   Keysight Technologies, Inc.............................  25,991    1,483,566
*   Kimball Electronics, Inc...............................   1,875       34,500
    KLA-Tencor Corp........................................  18,912    1,731,204
*   Knowles Corp...........................................   9,690      156,784
#*  Kopin Corp.............................................   8,696       19,392
    Kulicke & Soffa Industries, Inc........................   8,552      173,862
*   KVH Industries, Inc....................................   2,000       24,700
    Lam Research Corp......................................  20,839    2,953,511
*   Lattice Semiconductor Corp.............................  18,052      108,493
    Leidos Holdings, Inc...................................  18,722    1,212,811
*   Limelight Networks, Inc................................  14,758       59,475
    Littelfuse, Inc........................................   3,569      646,560
#*  LivePerson, Inc........................................  11,148      251,945
*   LiveRamp Holdings, Inc.................................   9,839      449,446
    LogMeIn, Inc...........................................   7,314      629,882
#*  Lumentum Holdings, Inc.................................   7,931      433,429
*   Luxoft Holding, Inc....................................   2,013       82,996
#*  MACOM Technology Solutions Holdings, Inc...............   4,158       58,503
#*  MagnaChip Semiconductor Corp...........................   2,100       16,968
#*  Manhattan Associates, Inc..............................   8,776      418,966
    ManTech International Corp., Class A...................   3,538      202,657
    Marvell Technology Group, Ltd..........................  79,519    1,304,907
    Mastercard, Inc., Class A.............................. 125,122   24,732,866
    Maxim Integrated Products, Inc.........................  35,287    1,765,056
    MAXIMUS, Inc...........................................   8,503      552,440
#*  MaxLinear, Inc.........................................   9,642      187,151
#*  Maxwell Technologies, Inc..............................     703        2,067
#   Mesa Laboratories, Inc.................................     300       54,807
#   Methode Electronics, Inc...............................   5,669      167,802
#   Microchip Technology, Inc..............................  29,998    1,973,268
*   Micron Technology, Inc................................. 155,023    5,847,468
    Microsoft Corp......................................... 995,888  106,370,797
*   MicroStrategy, Inc., Class A...........................   1,168      147,133
*   Mimecast, Ltd..........................................   2,298       80,108
    MKS Instruments, Inc...................................   7,490      551,938
#   Monolithic Power Systems, Inc..........................   5,983      706,712
    Monotype Imaging Holdings, Inc.........................   4,300       75,379
    Motorola Solutions, Inc................................  21,562    2,642,639
#   MTS Systems Corp.......................................   3,390      160,517
*   Nanometrics, Inc.......................................   6,070      194,604
    National Instruments Corp..............................  15,865      776,909
#*  NCR Corp...............................................  16,791      450,838
*   NeoPhotonics Corp......................................   3,780       30,240

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    NetApp, Inc............................................  35,539 $ 2,789,456
*   NETGEAR, Inc...........................................   3,951     219,201
#*  NetScout Systems, Inc..................................  11,014     278,214
#*  New Relic, Inc.........................................   5,322     474,989
    NIC, Inc...............................................   8,518     113,375
*   Novanta, Inc...........................................   4,534     263,924
#*  Nuance Communications, Inc.............................  34,016     591,538
*   Nutanix, Inc., Class A.................................  15,443     641,039
    NVIDIA Corp............................................  82,596  17,413,715
*   Oclaro, Inc............................................  16,500     135,630
#*  Okta, Inc..............................................  12,423     725,006
*   ON Semiconductor Corp..................................  56,212     955,604
#*  OneSpan, Inc...........................................     601       8,820
*   Optical Cable Corp.....................................   1,300       6,175
    Oracle Corp............................................ 411,580  20,101,567
*   OSI Systems, Inc.......................................   2,078     143,714
*   Palo Alto Networks, Inc................................  11,781   2,156,394
*   PAR Technology Corp....................................   1,750      30,975
    Park Electrochemical Corp..............................   2,544      44,927
    Paychex, Inc...........................................  40,914   2,679,458
#*  Paycom Software, Inc...................................   5,822     728,914
*   Paylocity Holding Corp.................................   4,583     301,516
*   PayPal Holdings, Inc................................... 154,446  13,002,809
    PC Connection, Inc.....................................   1,900      62,966
*   PCM, Inc...............................................   1,468      27,701
    PC-Tel, Inc............................................   2,700      11,934
#*  PDF Solutions, Inc.....................................   3,109      24,872
#   Pegasystems, Inc.......................................   4,961     265,513
#*  Perceptron, Inc........................................     528       4,198
*   Perficient, Inc........................................   2,556      63,951
    Perspecta, Inc.........................................  19,232     470,992
*   Photronics, Inc........................................   5,488      53,453
    Plantronics, Inc.......................................   4,499     265,306
*   Plexus Corp............................................   3,889     227,118
    Power Integrations, Inc................................   4,366     245,893
*   PRGX Global, Inc.......................................   2,100      18,018
    Progress Software Corp.................................   6,750     216,945
#*  Proofpoint, Inc........................................   6,624     602,453
*   PTC, Inc...............................................  14,795   1,219,256
*   Pure Storage, Inc., Class A............................  25,328     511,119
    QAD, Inc., Class A.....................................     739      31,356
    QAD, Inc., Class B.....................................     184       5,748
*   Qorvo, Inc.............................................  16,501   1,212,989
#   QUALCOMM, Inc.......................................... 200,435  12,605,357
*   Qualys, Inc............................................   4,350     309,894
*   Qumu Corp..............................................   1,254       2,909
#*  Rambus, Inc............................................  11,313      98,536
#*  RealNetworks, Inc......................................   3,050       6,436
#*  RealPage, Inc..........................................   8,815     467,195
*   Red Hat, Inc...........................................  23,009   3,949,265
*   Ribbon Communications, Inc.............................   7,000      47,600
*   RingCentral, Inc., Class A.............................   7,479     581,343
#*  Rogers Corp............................................   2,468     303,712
*   Rubicon Project, Inc. (The)............................   1,283       4,375
*   Rudolph Technologies, Inc..............................   6,603     137,276
    Sabre Corp.............................................  29,041     715,861
*   salesforce.com, Inc....................................  94,382  12,952,986
*   Sanmina Corp...........................................   8,298     209,939
*   ScanSource, Inc........................................   2,184      84,914

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Science Applications International Corp................   6,734 $   468,080
#   Seagate Technology P.L.C...............................  35,310   1,420,521
*   Semtech Corp...........................................   9,964     447,782
*   ServiceNow, Inc........................................  22,805   4,128,617
*   Silicon Laboratories, Inc..............................   5,917     482,413
    Skyworks Solutions, Inc................................  23,303   2,021,768
#*  SolarEdge Technologies, Inc............................   4,173     161,620
*   Splunk, Inc............................................  18,875   1,884,480
*   SPS Commerce Inc.......................................   2,614     243,337
#*  Square, Inc., Class A..................................  38,707   2,843,029
    SS&C Technologies Holdings, Inc........................  25,338   1,296,292
#*  StarTek, Inc...........................................   2,385      13,618
*   Steel Connect, Inc.....................................   5,100      10,455
#*  Stratasys, Ltd.........................................   5,216      99,417
*   Super Micro Computer, Inc..............................   3,909      51,208
*   Sykes Enterprises, Inc.................................   6,423     196,993
    Symantec Corp..........................................  78,441   1,423,704
#*  Synaptics, Inc.........................................   4,600     172,684
    SYNNEX Corp............................................   4,883     378,970
*   Synopsys, Inc..........................................  19,568   1,751,923
*   Tableau Software, Inc., Class A........................   9,273     989,244
    TE Connectivity, Ltd...................................  45,994   3,468,867
*   Tech Data Corp.........................................   4,313     304,757
*   Teradata Corp..........................................  15,885     578,214
#   Teradyne, Inc..........................................  25,310     871,930
    TESSCO Technologies, Inc...............................   1,314      15,880
    Texas Instruments, Inc................................. 131,060  12,166,300
    TiVo Corp..............................................  15,854     174,394
    Total System Services, Inc.............................  21,004   1,914,515
#*  Trade Desk, Inc. (The), Class A........................   4,351     537,566
    TransAct Technologies, Inc.............................     600       8,820
    Travelport Worldwide, Ltd..............................  22,094     330,526
*   Trimble, Inc...........................................  33,593   1,255,706
    TTEC Holdings, Inc.....................................   2,400      59,808
#*  TTM Technologies, Inc..................................  10,121     118,416
#*  Twilio, Inc., Class A..................................   8,738     657,272
*   Tyler Technologies, Inc................................   4,925   1,042,426
#   Ubiquiti Networks, Inc.................................   3,500     325,815
*   Ultimate Software Group, Inc. (The)....................   3,935   1,049,189
#*  Ultra Clean Holdings, Inc..............................   5,216      54,872
#*  Unisys Corp............................................   4,732      87,116
#   Universal Display Corp.................................   5,478     673,849
*   Veeco Instruments, Inc.................................   7,954      75,643
*   Verint Systems, Inc....................................   8,843     403,860
*   VeriSign, Inc..........................................  12,780   1,821,661
    Versum Materials, Inc..................................  15,347     484,351
#*  ViaSat, Inc............................................   7,267     463,344
#*  Viavi Solutions, Inc...................................  25,300     291,709
*   Virtusa Corp...........................................   3,423     169,747
#   Visa, Inc., Class A.................................... 242,113  33,375,277
#   Vishay Intertechnology, Inc............................  18,328     335,402
*   Vishay Precision Group, Inc............................   1,973      64,024
*   VMware, Inc., Class A..................................   9,342   1,320,865
    Wayside Technology Group, Inc..........................     152       1,935
    Western Digital Corp...................................  38,075   1,639,890
#   Western Union Co. (The)................................  63,452   1,144,674
*   WEX, Inc...............................................   5,640     992,414
#*  Workday, Inc., Class A.................................  18,581   2,471,645
*   Worldpay, Inc., Class A................................  40,044   3,677,641

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Xerox Corp.............................................  29,346 $    817,873
    Xilinx, Inc............................................  32,218    2,750,451
    Xperi Corp.............................................   5,553       72,189
*   Zebra Technologies Corp., Class A......................   7,337    1,220,143
*   Zendesk, Inc...........................................  15,467      850,221
*   Zix Corp...............................................   4,055       27,331
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          760,935,398
                                                                    ------------
MATERIALS -- (2.7%)
>>  A Schulman, Inc........................................   3,119        5,957
*   AdvanSix, Inc..........................................   3,590       99,587
    Air Products & Chemicals, Inc..........................  28,994    4,475,224
#*  AK Steel Holding Corp..................................  44,840      165,908
#   Albemarle Corp.........................................  14,666    1,455,160
*   Alcoa Corp.............................................  25,377      887,941
#*  Allegheny Technologies, Inc............................  16,928      438,266
    American Vanguard Corp.................................   2,950       47,495
    AptarGroup, Inc........................................   8,000      815,680
    Ashland Global Holdings, Inc...........................   9,544      706,065
    Avery Dennison Corp....................................  11,501    1,043,371
*   Axalta Coating Systems, Ltd............................  30,916      763,007
    Balchem Corp...........................................   4,312      403,819
#   Ball Corp..............................................  42,082    1,885,274
    Bemis Co., Inc.........................................  12,291      562,559
#*  Berry Global Group, Inc................................  18,781      819,227
    Boise Cascade Co.......................................   7,452      229,447
    Cabot Corp.............................................   8,136      396,060
    Carpenter Technology Corp..............................   6,401      279,148
    Celanese Corp..........................................  18,430    1,786,604
*   Century Aluminum Co....................................   6,661       52,888
#   CF Industries Holdings, Inc............................  30,115    1,446,423
    Chase Corp.............................................   1,300      140,192
    Chemours Co. (The).....................................  24,155      797,357
*   Clearwater Paper Corp..................................   2,200       53,108
#*  Cleveland-Cliffs, Inc..................................  43,308      465,994
*   Coeur Mining, Inc......................................  24,021      114,820
    Commercial Metals Co...................................  14,074      268,250
#   Compass Minerals International, Inc....................   4,658      225,960
    Core Molding Technologies, Inc.........................     389        2,649
#*  Crown Holdings, Inc....................................  17,992      760,882
    Domtar Corp............................................   7,486      346,677
    DowDuPont, Inc......................................... 313,893   16,925,111
    Eagle Materials, Inc...................................   6,164      455,150
    Eastman Chemical Co....................................  18,099    1,418,057
    Ecolab, Inc............................................  34,058    5,215,983
*   Ferro Corp.............................................  11,300      191,422
#   Ferroglobe P.L.C.......................................   6,858       41,765
    FMC Corp...............................................  18,100    1,413,248
    Freeport-McMoRan, Inc.................................. 132,215    1,540,305
    Friedman Industries, Inc...............................     599        5,271
    FutureFuel Corp........................................   1,256       20,598
#*  GCP Applied Technologies, Inc..........................   8,700      225,939
#   Graphic Packaging Holding Co...........................  39,100      430,491
    Greif, Inc., Class A...................................   3,847      181,963
    Hawkins, Inc...........................................     888       29,890
    Haynes International, Inc..............................   1,800       52,128
#   HB Fuller Co...........................................   6,500      288,990
#   Hecla Mining Co........................................  47,181      113,234
    Huntsman Corp..........................................  27,984      612,290

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 MATERIALS -- (Continued)
 *   Ingevity Corp..........................................  6,510 $  592,931
     Innophos Holdings, Inc.................................  2,500     73,250
     Innospec, Inc..........................................  3,975    266,007
 #   International Flavors & Fragrances, Inc................  9,544  1,380,635
     International Paper Co................................. 52,000  2,358,720
     Kaiser Aluminum Corp...................................  1,800    171,666
     KapStone Paper and Packaging Corp......................  9,108    318,780
     KMG Chemicals, Inc.....................................  1,500    112,530
 *   Koppers Holdings, Inc..................................  4,720    126,260
 *   Kraton Corp............................................  6,011    165,543
     Kronos Worldwide, Inc..................................  2,426     34,037
 #   Linde P.L.C............................................ 35,225  5,828,681
     Louisiana-Pacific Corp................................. 20,862    454,166
 #*  LSB Industries, Inc....................................  2,000     15,200
     LyondellBasell Industries NV, Class A.................. 44,792  3,998,582
 #   Martin Marietta Materials, Inc.........................  7,785  1,333,415
     Materion Corp..........................................  4,330    246,074
 #   McEwen Mining, Inc..................................... 13,772     26,993
     Mercer International, Inc..............................  3,588     54,573
     Minerals Technologies, Inc.............................  4,300    235,425
     Mosaic Co. (The)....................................... 48,332  1,495,392
     Myers Industries, Inc..................................  3,889     61,680
 #   Neenah, Inc............................................  2,619    210,725
 #   NewMarket Corp.........................................  1,212    467,783
     Newmont Mining Corp.................................... 69,948  2,162,792
     Northern Technologies International Corp...............    300      9,705
     Nucor Corp............................................. 40,717  2,407,189
     Olin Corp.............................................. 23,348    471,630
 *   OMNOVA Solutions, Inc..................................  3,300     24,387
 *   Owens-Illinois, Inc.................................... 19,727    309,122
     Packaging Corp. of America............................. 11,700  1,074,177
 #   PH Glatfelter Co.......................................  4,200     75,180
 #*  Platform Specialty Products Corp....................... 23,645    255,839
     PolyOne Corp........................................... 10,028    324,005
     PPG Industries, Inc.................................... 32,665  3,432,765
 #   Quaker Chemical Corp...................................  2,116    380,668
     Rayonier Advanced Materials, Inc.......................  4,767     59,015
     Reliance Steel & Aluminum Co...........................  9,186    724,959
 #   Royal Gold, Inc........................................  7,699    589,974
     RPM International, Inc................................. 18,490  1,131,033
     Schnitzer Steel Industries, Inc., Class A..............  5,069    136,356
     Schweitzer-Mauduit International, Inc..................  3,186    101,697
 #   Scotts Miracle-Gro Co. (The)...........................  5,865    391,430
 #   Sealed Air Corp........................................ 23,412    757,612
 #   Sensient Technologies Corp.............................  5,521    358,092
     Sherwin-Williams Co. (The)............................. 10,876  4,279,380
     Silgan Holdings, Inc................................... 11,200    269,136
     Sonoco Products Co..................................... 11,872    647,974
     Southern Copper Corp................................... 10,534    403,874
     Steel Dynamics, Inc.................................... 29,900  1,184,040
     Stepan Co..............................................  1,746    144,202
 #*  Summit Materials, Inc., Class A........................ 11,741    158,503
 *   SunCoke Energy, Inc....................................  6,923     77,538
 #   Synalloy Corp..........................................    737     13,627
 #*  TimkenSteel Corp.......................................  4,280     49,776
 *   Trecora Resources......................................    613      6,620
     Tredegar Corp..........................................  2,230     41,478
     Trinseo SA.............................................  5,923    319,131
 #   Tronox, Ltd., Class A.................................. 11,867    135,877

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 MATERIALS -- (Continued)
     United States Lime & Minerals, Inc.....................    353 $    26,479
 #   United States Steel Corp............................... 20,893     554,291
 *   Universal Stainless & Alloy Products, Inc..............    545      10,704
 #*  US Concrete, Inc.......................................  1,426      46,545
 #   Valvoline, Inc......................................... 28,562     568,955
 *   Verso Corp., Class A...................................  1,740      48,911
 #   Vulcan Materials Co.................................... 16,576   1,676,497
     Westlake Chemical Corp.................................  5,120     365,056
     WestRock Co............................................ 30,706   1,319,437
     Worthington Industries, Inc............................  5,920     247,930
     WR Grace & Co..........................................  9,200     596,068
                                                                    -----------
 TOTAL MATERIALS............................................         99,501,538
                                                                    -----------
 REAL ESTATE -- (0.1%)
     Alexander & Baldwin, Inc............................... 10,579     206,714
 #*  Altisource Asset Management Corp.......................    240      11,760
 #*  Altisource Portfolio Solutions SA......................  2,400      60,552
 *   CBRE Group, Inc., Class A.............................. 41,345   1,665,790
 #   Consolidated-Tomoka Land Co............................    681      39,443
     CorePoint Lodging, Inc.................................  6,084      99,595
 #*  Forestar Group, Inc....................................    384       6,912
     HFF, Inc., Class A.....................................  4,757     174,820
 #*  Howard Hughes Corp. (The)..............................  5,344     595,963
     Jones Lang LaSalle, Inc................................  6,166     815,515
 #   Kennedy-Wilson Holdings, Inc........................... 15,273     289,882
 *   Marcus & Millichap, Inc................................  4,041     140,303
 *   Rafael Holdings, Inc., Class B.........................    900       7,326
     RE/MAX Holdings, Inc., Class A.........................  3,149     117,741
 #   Realogy Holdings Corp.................................. 17,722     337,958
 #*  St Joe Co. (The).......................................  4,493      68,249
 *   Tejon Ranch Co.........................................  1,978      37,582
                                                                    -----------
 TOTAL REAL ESTATE..........................................          4,676,105
                                                                    -----------
 UTILITIES -- (3.0%)
     AES Corp............................................... 92,914   1,354,686
     ALLETE, Inc............................................  7,481     553,594
     Alliant Energy Corp.................................... 32,135   1,381,162
     Ameren Corp............................................ 31,996   2,066,302
     American Electric Power Co., Inc....................... 63,173   4,634,371
 #   American States Water Co...............................  6,335     387,829
     American Water Works Co., Inc.......................... 23,006   2,036,721
 #   Aqua America, Inc...................................... 26,645     866,762
     Artesian Resources Corp., Class A......................    471      17,234
 #   Atlantica Yield PLC.................................... 12,795     250,910
     Atmos Energy Corp...................................... 15,777   1,468,523
     Avangrid, Inc..........................................  8,231     386,939
 #   Avista Corp............................................  8,367     430,231
 #   Black Hills Corp.......................................  7,580     451,010
     California Water Service Group.........................  6,569     275,898
     CenterPoint Energy, Inc................................ 59,173   1,598,263
     Chesapeake Utilities Corp..............................  2,134     169,546
 #   Clearway Energy, Inc., Class A.........................  4,576      88,866
     Clearway Energy, Inc., Class A......................... 14,582     285,953
 #   CMS Energy Corp........................................ 38,120   1,887,702
     Connecticut Water Service, Inc.........................  1,422      98,289
     Consolidated Edison, Inc............................... 40,880   3,106,880
     Consolidated Water Co., Ltd............................    777       9,557
 #   Dominion Energy, Inc................................... 88,450   6,317,099

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                             ------- --------------
UTILITIES -- (Continued)
#    DTE Energy Co..........................................  23,019 $    2,587,336
     Duke Energy Corp.......................................  91,405      7,552,795
     Edison International...................................  42,268      2,932,976
     El Paso Electric Co....................................   5,373        306,530
     Entergy Corp...........................................  25,630      2,151,638
     Evergy, Inc............................................  37,177      2,081,540
#    Eversource Energy......................................  41,745      2,640,789
     Exelon Corp............................................ 128,968      5,650,088
#    FirstEnergy Corp.......................................  62,616      2,334,324
     Genie Energy, Ltd., Class B............................   1,800          9,540
     Hawaiian Electric Industries, Inc......................  16,851        628,542
     IDACORP, Inc...........................................   6,882        641,815
     MDU Resources Group, Inc...............................  24,807        619,183
     MGE Energy, Inc........................................   4,689        292,969
     Middlesex Water Co.....................................   1,620         72,900
#    National Fuel Gas Co...................................  10,913        592,467
#    New Jersey Resources Corp..............................  11,797        532,045
     NextEra Energy, Inc....................................  63,050     10,876,125
#    NiSource, Inc..........................................  48,263      1,223,950
     Northwest Natural Holding Co...........................   3,339        216,334
     NorthWestern Corp......................................   6,038        354,793
     NRG Energy, Inc........................................  45,092      1,631,879
     OGE Energy Corp........................................  27,893      1,008,332
     ONE Gas, Inc...........................................   7,493        591,273
#    Ormat Technologies, Inc................................   4,395        224,892
     Otter Tail Corp........................................   5,036        226,972
#    Pattern Energy Group, Inc., Class A....................  15,418        276,291
     PG&E Corp..............................................  65,245      3,054,118
     Pinnacle West Capital Corp.............................  15,304      1,258,754
     PNM Resources, Inc.....................................  10,346        397,390
     Portland General Electric Co...........................  11,307        509,720
#    PPL Corp...............................................  90,254      2,743,722
     Public Service Enterprise Group, Inc...................  65,207      3,484,010
     RGC Resources, Inc.....................................     300          8,514
     SCANA Corp.............................................  16,973        679,769
#    Sempra Energy..........................................  33,047      3,639,136
     SJW Corp...............................................   2,210        134,213
#    South Jersey Industries, Inc...........................  10,188        300,953
     Southern Co. (The)..................................... 131,470      5,920,094
     Southwest Gas Holdings, Inc............................   6,069        468,952
     Spire, Inc.............................................   5,850        424,593
     UGI Corp...............................................  24,114      1,279,489
     Unitil Corp............................................   1,600         76,016
     Vectren Corp...........................................  10,340        739,620
*    Vistra Energy Corp.....................................  43,744        989,927
     WEC Energy Group, Inc..................................  40,629      2,779,024
     Xcel Energy, Inc.......................................  65,509      3,210,596
     York Water Co. (The)...................................     900         28,026
                                                                     --------------
TOTAL UTILITIES.............................................            110,509,281
                                                                     --------------
TOTAL COMMON STOCKS.........................................          3,550,334,706
                                                                     --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>  Media General, Inc. Contingent Value Rights............   3,778            378
                                                                     --------------
TOTAL INVESTMENT SECURITIES.................................          3,550,335,084
                                                                     --------------

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                               Shares       Value+
                                                             ---------- --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
     State Street Institutional U.S. Government Money
       Market Fund 2.090%...................................  9,882,068 $    9,882,068
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (3.7%)
     @(S) DFA Short Term Investment Fund.................... 11,836,318    136,946,201
                                                                        --------------
     TOTAL INVESTMENTS -- (100.0%)
       (Cost $1,981,667,037)................................            $3,697,163,353
                                                                        ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        Investments in Securities (Market Value)
                                                   --------------------------------------------------
                                                      Level 1       Level 2    Level 3     Total
                                                   -------------- ------------ ------- --------------
Common Stocks
   Communication Services......................... $  339,189,146           --   --    $  339,189,146
   Consumer Discretionary.........................    379,843,100           --   --       379,843,100
   Consumer Staples...............................    247,534,906           --   --       247,534,906
   Energy.........................................    199,745,134           --   --       199,745,134
   Financials.....................................    515,114,981 $        995   --       515,115,976
   Healthcare.....................................    525,729,653           --   --       525,729,653
   Industrials....................................    367,554,469           --   --       367,554,469
   Information Technology.........................    760,935,398           --   --       760,935,398
   Materials......................................     99,495,581        5,957   --        99,501,538
   Real Estate....................................      4,676,105           --   --         4,676,105
   Utilities......................................    110,509,281           --   --       110,509,281
Rights/Warrants
   Consumer Discretionary.........................             --          378   --               378
Temporary Cash Investments........................      9,882,068           --   --         9,882,068
Securities Lending Collateral.....................             --  136,946,201   --       136,946,201
                                                   -------------- ------------   --    --------------
TOTAL............................................. $3,560,209,822 $136,953,531   --    $3,697,163,353
                                                   ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (91.9%)
COMMUNICATION SERVICES -- (2.8%)
    A.H. Belo Corp., Class A...............................  91,880 $   419,892
*   Alaska Communications Systems Group, Inc...............   7,474      10,912
    ATN International, Inc.................................  55,334   4,675,170
*   Ballantyne Strong, Inc.................................  83,735     338,289
    Beasley Broadcast Group, Inc., Class A.................  29,142     194,377
*   Boingo Wireless, Inc...................................  25,465     797,818
#*  Cars.com, Inc.......................................... 251,438   6,565,046
#*  Cincinnati Bell, Inc...................................   4,192      59,484
    Clear Channel Outdoor Holdings, Inc., Class A..........  31,420     182,864
#   Consolidated Communications Holdings, Inc.............. 174,073   2,179,394
#*  Daily Journal Corp.....................................     244      57,838
*   DHI Group, Inc.........................................  30,242      50,504
    Emerald Expositions Events, Inc........................   3,849      56,272
#   Entercom Communications Corp., Class A.................   6,484      42,081
    Entravision Communications Corp., Class A.............. 210,650   1,040,611
#   EW Scripps Co. (The), Class A.......................... 354,768   5,967,198
#   Gannett Co., Inc....................................... 416,790   4,042,863
*   Gray Television, Inc................................... 289,439   5,010,189
*   Gray Television, Inc., Class A.........................   2,809      43,273
#*  Hemisphere Media Group, Inc............................  23,382     314,956
    IDT Corp., Class B.....................................  32,125     226,160
*   IMAX Corp..............................................  18,544     359,012
#*  Iridium Communications, Inc............................ 234,984   4,655,033
    John Wiley & Sons, Inc., Class A.......................  15,012     814,251
#*  Liberty Latin America, Ltd., Class A...................  70,423   1,266,206
#*  Liberty Latin America, Ltd., Class C................... 241,032   4,340,986
*   Liberty TripAdvisor Holdings, Inc., Class A............ 245,426   3,539,043
#   Lions Gate Entertainment Corp., Class A................ 143,582   2,751,031
#   Lions Gate Entertainment Corp., Class B................ 177,283   3,153,865
*   Madison Square Garden Co. (The), Class A...............  31,555   8,728,744
    Marchex, Inc., Class B.................................  37,281     102,896
    Marcus Corp. (The)..................................... 108,304   4,226,022
#*  Meet Group, Inc. (The)................................. 400,892   1,767,934
#   Meredith Corp..........................................  84,564   4,360,120
#*  MSG Networks, Inc., Class A............................  60,153   1,536,909
#   New Media Investment Group, Inc........................ 158,655   2,229,103
#   New York Times Co. (The), Class A...................... 175,153   4,624,039
    News Corp., Class A.................................... 515,529   6,799,828
#   News Corp., Class B.................................... 100,295   1,337,935
#   Nexstar Media Group, Inc., Class A.....................     358      26,811
#*  ORBCOMM, Inc........................................... 117,287   1,117,745
*   QuinStreet, Inc........................................   6,320     100,488
*   Reading International, Inc., Class A...................  57,580     836,062
*   Reading International, Inc., Class B...................   6,238     196,247
    Saga Communications, Inc., Class A.....................  34,254   1,200,260
    Salem Media Group, Inc.................................  46,176     136,219
    Scholastic Corp........................................ 141,084   6,120,224
    Shenandoah Telecommunications Co.......................  83,206   3,163,492
    Sinclair Broadcast Group, Inc., Class A................ 111,294   3,187,460
    Spok Holdings, Inc.....................................  69,468     973,941
#*  TechTarget, Inc........................................  36,182     735,218
    TEGNA, Inc............................................. 412,001   4,754,492
    Telephone & Data Systems, Inc.......................... 353,407  10,895,538
    Townsquare Media, Inc., Class A........................  40,524     279,616
*   Tribune Publishing Co..................................   1,200      18,108
*   United States Cellular Corp............................  78,847   3,766,521

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
COMMUNICATION SERVICES -- (Continued)
#*  Urban One, Inc.........................................    33,283 $     77,549
#*  Vonage Holdings Corp...................................    39,758      527,191
*   XO Group, Inc..........................................    73,884    2,557,125
*   Zedge, Inc., Class B...................................     8,025       15,568
*   Zynga, Inc., Class A................................... 2,278,073    8,292,186
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            137,846,209
                                                                      ------------
CONSUMER DISCRETIONARY -- (12.3%)
*   1-800-Flowers.com, Inc., Class A.......................   181,395    1,895,578
    Aaron's, Inc...........................................   241,866   11,399,145
#   Abercrombie & Fitch Co., Class A.......................   274,730    5,412,181
    Acushnet Holdings Corp.................................     4,695      114,699
    Adient P.L.C...........................................       396       12,046
*   Adtalem Global Education, Inc..........................   250,791   12,697,548
    Advance Auto Parts, Inc................................       923      147,458
    AMCON Distributing Co..................................       388       32,185
#*  American Axle & Manufacturing Holdings, Inc............   379,928    5,763,508
    American Eagle Outfitters, Inc.........................   286,338    6,602,954
#*  American Outdoor Brands Corp...........................   293,974    4,021,564
*   American Public Education, Inc.........................    50,420    1,650,247
*   America's Car-Mart, Inc................................    32,700    2,449,230
    Ark Restaurants Corp...................................    12,046      282,599
*   Asbury Automotive Group, Inc...........................       761       49,541
#*  Ascena Retail Group, Inc...............................   520,805    2,005,099
#*  AutoNation, Inc........................................   237,398    9,609,871
*   Barnes & Noble Education, Inc..........................   583,879    3,333,949
#   Barnes & Noble, Inc....................................   819,505    5,187,467
    Bassett Furniture Industries, Inc......................    44,588      880,613
    BBX Capital Corp.......................................    24,444      142,997
#*  Beazer Homes USA, Inc..................................     4,951       43,618
#   Bed Bath & Beyond, Inc.................................   184,690    2,537,641
#*  Belmond, Ltd., Class A.................................   284,974    4,878,755
#   Big 5 Sporting Goods Corp..............................     2,340        8,213
*   Biglari Holdings, Inc., Class A........................       161      120,750
*   Biglari Holdings, Inc., Class B........................     3,467      494,048
#   BJ's Restaurants, Inc..................................    51,969    3,179,463
#*  Bojangles', Inc........................................    93,660    1,480,765
*   Boot Barn Holdings, Inc................................    72,876    1,798,580
#   Bowl America, Inc., Class A............................    10,764      165,497
    Boyd Gaming Corp.......................................   179,677    4,772,221
*   Bridgepoint Education, Inc.............................   155,730    1,495,008
*   Build-A-Bear Workshop, Inc.............................    89,058      762,336
    Caleres, Inc...........................................   191,145    6,537,159
    Callaway Golf Co.......................................   378,120    8,091,768
*   Cambium Learning Group, Inc............................    56,997      819,617
    Canterbury Park Holding Corp...........................     7,625      114,375
*   Career Education Corp..................................   170,253    2,448,238
#   Carriage Services, Inc.................................   139,784    2,664,283
*   Carrols Restaurant Group, Inc..........................    99,170    1,305,077
#   Cato Corp. (The), Class A..............................     7,702      148,495
*   Cavco Industries, Inc..................................    27,848    5,586,587
*   Century Casinos, Inc...................................       501        3,126
#*  Century Communities, Inc...............................    29,078      617,035
*   Chegg, Inc.............................................    15,300      417,384
    Chico's FAS, Inc.......................................   563,445    4,321,623
    Churchill Downs, Inc...................................     7,894    1,970,421
*   Chuy's Holdings, Inc...................................    46,047    1,122,165
    Citi Trends, Inc.......................................    37,323      945,392
    Columbia Sportswear Co.................................     9,424      850,799

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Conn's, Inc............................................ 111,512 $ 3,097,803
*   Container Store Group, Inc. (The)......................   9,100      53,781
#   Cooper Tire & Rubber Co................................ 166,855   5,154,151
*   Cooper-Standard Holdings, Inc..........................  26,793   2,482,371
    Core-Mark Holding Co., Inc............................. 203,514   7,816,973
*   Crocs, Inc............................................. 126,900   2,606,526
    CSS Industries, Inc....................................  75,003     985,539
    Culp, Inc..............................................  36,886     853,911
    Dana, Inc.............................................. 167,300   2,604,861
*   Deckers Outdoor Corp...................................  96,421  12,261,859
*   Del Frisco's Restaurant Group, Inc..................... 502,300   3,390,525
*   Del Taco Restaurants, Inc.............................. 159,811   1,741,940
#*  Delta Apparel, Inc.....................................  19,515     372,151
#*  Destination Maternity Corp.............................  30,986     154,930
*   Destination XL Group, Inc..............................  69,900     213,894
#   Dick's Sporting Goods, Inc............................. 236,199   8,354,359
#   Dillard's, Inc., Class A............................... 169,983  11,970,203
#   Dine Brands Global, Inc................................  26,765   2,169,036
*   Dixie Group, Inc. (The)................................   7,451       9,314
#*  Dorman Products, Inc...................................  34,597   2,733,509
    Dover Motorsports, Inc.................................  50,189     107,906
#*  Drive Shack, Inc.......................................  51,363     274,278
    DSW, Inc., Class A..................................... 194,009   5,150,939
    Educational Development Corp...........................   4,552      55,762
*   El Pollo Loco Holdings, Inc............................ 102,240   1,279,022
#*  Eldorado Resorts, Inc..................................  67,712   2,471,488
*   Emerson Radio Corp.....................................  19,652      28,299
    Escalade, Inc..........................................  30,340     354,978
#   Ethan Allen Interiors, Inc.............................  61,365   1,174,526
#*  Express, Inc........................................... 269,663   2,375,731
#*  Fiesta Restaurant Group, Inc...........................  29,837     770,093
    Flanigan's Enterprises, Inc............................   5,416     148,940
    Flexsteel Industries, Inc..............................  27,036     687,255
    Foot Locker, Inc.......................................  62,925   2,966,284
#*  Francesca's Holdings Corp..............................   3,575      10,868
#*  FTD Cos., Inc.......................................... 136,260     269,795
*   Full House Resorts, Inc................................  11,000      30,140
#*  Gaia, Inc..............................................   8,931     130,482
#   GameStop Corp., Class A................................  37,895     553,267
    Gaming Partners International Corp.....................     100         869
#*  GCI Liberty, Inc., Class A.............................  92,783   4,391,419
#*  Genesco, Inc........................................... 105,383   4,509,339
    Gentex Corp............................................ 105,621   2,223,322
*   G-III Apparel Group, Ltd............................... 170,619   6,800,873
    Goodyear Tire & Rubber Co. (The)....................... 338,025   7,118,806
    Graham Holdings Co., Class B...........................  15,808   9,185,238
*   Green Brick Partners, Inc..............................  28,869     271,369
    Group 1 Automotive, Inc................................ 122,299   7,061,544
#   Guess?, Inc............................................ 215,916   4,586,056
#*  Habit Restaurants, Inc. (The), Class A.................  50,908     646,532
    Hamilton Beach Brands Holding Co., Class A.............  48,566   1,127,703
#   Haverty Furniture Cos., Inc............................ 108,607   2,202,550
    Haverty Furniture Cos., Inc., Class A..................     700      14,193
*   Helen of Troy, Ltd..................................... 120,833  14,997,792
#*  Hibbett Sports, Inc....................................  86,169   1,505,372
    Hooker Furniture Corp..................................  63,134   1,847,932
#*  Horizon Global Corp.................................... 100,425     563,384
*   Houghton Mifflin Harcourt Co...........................  50,182     336,219
#   International Game Technology P.L.C.................... 145,862   2,705,740

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    International Speedway Corp., Class A..................    44,364 $ 1,664,094
#*  iRobot Corp............................................     1,711     150,859
*   J Alexander's Holdings, Inc............................    25,962     273,899
*   J. Jill, Inc...........................................     8,192      41,370
    Johnson Outdoors, Inc., Class A........................    71,102   5,354,692
*   K12, Inc...............................................   204,865   4,386,160
*   Kirkland's, Inc........................................    66,123     668,504
    Kohl's Corp............................................   407,863  30,887,465
#*  Lakeland Industries, Inc...............................    33,370     438,482
#*  Lands' End, Inc........................................       706      11,515
#*  Laureate Education, Inc., Class A......................   117,589   1,750,900
    La-Z-Boy, Inc..........................................   211,867   5,889,903
*   Leaf Group, Ltd........................................   105,964     927,185
*   Liberty Expedia Holdings, Inc., Class A................   136,292   5,917,799
#   Liberty Tax, Inc.......................................    20,496     221,357
    Lifetime Brands, Inc...................................    61,457     636,080
*   Lincoln Educational Services Corp......................     8,887      19,818
*   Liquidity Services, Inc................................    83,081     493,501
#   Lithia Motors, Inc., Class A...........................    73,939   6,586,486
*   Luby's, Inc............................................     8,489      11,715
*   M/I Homes, Inc.........................................    95,252   2,302,241
    Macy's, Inc............................................   679,841  23,311,748
*   MarineMax, Inc.........................................   136,673   3,110,677
    Marriott Vacations Worldwide Corp......................    85,870   7,598,636
    MDC Holdings, Inc......................................   148,450   4,171,445
*   Meritage Homes Corp....................................    93,172   3,470,657
*   Modine Manufacturing Co................................   154,115   2,005,036
*   Monarch Casino & Resort, Inc...........................     8,637     334,856
#   Monro, Inc.............................................     3,107     231,161
#*  Motorcar Parts of America, Inc.........................    97,653   2,068,291
#   Movado Group, Inc......................................    87,245   3,359,805
*   Murphy USA, Inc........................................    22,484   1,812,885
    Nathan's Famous, Inc...................................     8,610     644,803
*   Nautilus, Inc..........................................    92,195   1,127,545
#*  New Home Co., Inc. (The)...............................     7,895      56,291
#*  New York & Co., Inc....................................    44,335     175,567
    Office Depot, Inc...................................... 5,391,084  13,801,175
#*  Overstock.com, Inc.....................................    24,800     498,976
    P&F Industries, Inc., Class A..........................     1,423      11,341
    Peak Resorts, Inc......................................     1,800       9,270
*   Penn National Gaming, Inc..............................       515      12,504
#   Penske Automotive Group, Inc...........................   236,131  10,479,494
#*  Potbelly Corp..........................................    71,311     832,912
    PulteGroup, Inc........................................   999,613  24,560,491
    PVH Corp...............................................    16,256   1,963,562
    Ralph Lauren Corp......................................    57,569   7,461,518
    RCI Hospitality Holdings, Inc..........................    40,210   1,052,698
*   Red Lion Hotels Corp...................................   103,423   1,130,413
#*  Red Robin Gourmet Burgers, Inc.........................    93,373   2,819,865
*   Regis Corp.............................................   140,273   2,362,197
    Rocky Brands, Inc......................................    19,704     565,899
#   Service Corp. International............................    12,802     530,899
*   Shiloh Industries, Inc.................................   119,665   1,087,755
#   Shoe Carnival, Inc.....................................   115,172   4,690,956
#*  Shutterfly, Inc........................................    12,631     631,550
#   Signet Jewelers, Ltd...................................   190,130  10,656,786
*   Skechers U.S.A., Inc., Class A.........................    93,500   2,671,295
#   Sonic Automotive, Inc., Class A........................    60,064   1,088,360
    Speedway Motorsports, Inc..............................   113,949   1,769,628

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Standard Motor Products, Inc...........................   123,563 $  6,685,994
*   Stoneridge, Inc........................................    78,685    1,999,386
#   Strattec Security Corp.................................    13,679      460,982
    Superior Group of Cos, Inc.............................    78,672    1,368,106
#   Superior Industries International, Inc.................    64,697      635,972
#   Tailored Brands, Inc...................................     5,859      123,098
*   Tandy Leather Factory, Inc.............................    48,594      349,877
*   Taylor Morrison Home Corp., Class A....................   283,641    4,691,422
#   Tile Shop Holdings, Inc................................    66,010      429,065
    Tilly's, Inc., Class A.................................    48,517      860,692
    Toll Brothers, Inc.....................................   833,225   28,046,353
*   TopBuild Corp..........................................    62,625    2,856,953
    Tower International, Inc...............................    57,049    1,693,785
*   Trans World Entertainment Corp.........................    50,790       49,774
*   TravelCenters of America LLC...........................    82,609      384,958
#*  TRI Pointe Group, Inc..................................   457,997    5,450,164
#*  Tuesday Morning Corp...................................   910,108    2,775,829
*   Unifi, Inc.............................................    94,608    2,165,577
#*  Universal Electronics, Inc.............................    24,388      762,613
*   Universal Technical Institute, Inc.....................     3,080        8,100
#*  Urban Outfitters, Inc..................................   428,884   16,923,763
#*  Vera Bradley, Inc......................................   102,746    1,355,220
*   Vista Outdoor, Inc..................................... 1,333,743   16,671,787
#*  Visteon Corp...........................................    12,435      982,862
#*  Vitamin Shoppe, Inc....................................   149,178    1,159,113
*   VOXX International Corp................................    66,721      340,277
    Wendy's Co. (The)......................................    23,720      408,933
    Weyco Group, Inc.......................................    24,188      765,308
#*  William Lyon Homes, Class A............................    82,090    1,113,140
    Winnebago Industries, Inc..............................    56,546    1,558,408
    Wolverine World Wide, Inc..............................    37,240    1,309,731
*   ZAGG, Inc..............................................    68,493      829,450
#*  Zumiez, Inc............................................    17,261      401,491
                                                                      ------------
TOTAL CONSUMER DISCRETIONARY...............................            611,776,014
                                                                      ------------
CONSUMER STAPLES -- (3.0%)
    Alico, Inc.............................................    14,150      468,365
    Andersons, Inc. (The)..................................   126,005    4,536,180
#   B&G Foods, Inc.........................................       421       10,963
*   Bridgford Foods Corp...................................     2,376       40,273
    Bunge, Ltd.............................................    99,684    6,160,471
#   Cal-Maine Foods, Inc...................................     6,788      330,372
#   Casey's General Stores, Inc............................     4,430      558,667
*   CCA Industries, Inc....................................     9,091       25,364
#*  Central Garden & Pet Co................................    61,250    1,989,400
*   Central Garden & Pet Co., Class A......................   176,558    5,234,945
#*  Chefs' Warehouse, Inc. (The)...........................    82,152    2,762,772
#   Coca-Cola Bottling Co. Consolidated....................     4,253      734,195
    Conagra Brands, Inc....................................    75,296    2,680,537
#   Coty, Inc., Class A....................................   320,799    3,384,429
*   Craft Brew Alliance, Inc...............................    91,525    1,678,569
*   Darling Ingredients, Inc...............................   586,980   12,127,007
#   Dean Foods Co..........................................    78,366      626,144
#*  Edgewell Personal Care Co..............................   111,578    5,353,512
#*  Farmer Brothers Co.....................................    51,807    1,249,067
    Fresh Del Monte Produce, Inc...........................   253,809    8,383,311
#*  Hain Celestial Group, Inc. (The).......................   181,064    4,504,872
#*  Hostess Brands, Inc....................................   141,520    1,471,808
    Ingles Markets, Inc., Class A..........................    64,605    2,128,089

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CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
CONSUMER STAPLES -- (Continued)
    Ingredion, Inc.........................................    19,553 $  1,978,373
    Inter Parfums, Inc.....................................    27,619    1,629,245
    J&J Snack Foods Corp...................................       800      124,928
    John B. Sanfilippo & Son, Inc..........................    47,866    3,018,430
*   Landec Corp............................................   118,532    1,622,703
#   Limoneira Co...........................................    16,166      398,492
    Mannatech, Inc.........................................     9,195      148,959
#   MGP Ingredients, Inc...................................    11,800      839,806
*   Natural Alternatives International, Inc................    28,421      269,431
#*  Natural Grocers by Vitamin Cottage, Inc................    51,691      936,641
#   Natural Health Trends Corp.............................     2,726       61,989
*   Nature's Sunshine Products, Inc........................     1,214       10,744
    Oil-Dri Corp. of America...............................    28,763      889,640
#*  Post Holdings, Inc.....................................   241,453   21,349,274
#*  Pyxus International, Inc...............................    32,844      779,717
#   Sanderson Farms, Inc...................................    86,181    8,479,349
    Seaboard Corp..........................................     2,639   10,199,735
*   Seneca Foods Corp., Class A............................    35,006    1,107,240
*   Seneca Foods Corp., Class B............................     1,786       56,706
#*  Smart & Final Stores, Inc..............................    78,809      397,985
    SpartanNash Co.........................................   181,471    3,239,257
    Spectrum Brands Holdings, Inc..........................    23,778    1,544,381
#*  TreeHouse Foods, Inc...................................   171,884    7,831,035
#*  United Natural Foods, Inc..............................     3,891       84,551
    Universal Corp.........................................   108,949    7,393,279
*   US Foods Holding Corp..................................    96,101    2,803,266
#   Village Super Market, Inc., Class A....................    32,926      811,297
#   Weis Markets, Inc......................................    74,406    3,433,837
                                                                      ------------
TOTAL CONSUMER STAPLES.....................................            147,879,602
                                                                      ------------
ENERGY -- (8.3%)
#*  Abraxas Petroleum Corp.................................    90,739      166,960
    Adams Resources & Energy, Inc..........................    23,604      957,142
#*  Alta Mesa Resources, Inc., Class A.....................     7,374       23,228
#*  Antero Resources Corp..................................   707,128   11,236,264
    Arch Coal, Inc., Class A...............................    41,004    3,932,284
    Archrock, Inc..........................................   137,378    1,409,498
*   Ardmore Shipping Corp..................................    60,799      392,762
*   Aspen Aerogels, Inc....................................    15,482       55,426
*   Barnwell Industries, Inc...............................    21,637       35,701
*   Basic Energy Services, Inc.............................     1,403       10,901
#*  Bonanza Creek Energy, Inc..............................    50,090    1,289,817
#*  Bristow Group, Inc.....................................    88,645      975,981
#*  Callon Petroleum Co....................................   710,573    7,084,413
*   CARBO Ceramics, Inc....................................    96,900      468,027
*   Carrizo Oil & Gas, Inc.................................     8,891      161,905
#*  Centennial Resource Development, Inc., Class A.........   155,686    2,982,944
#*  Clean Energy Fuels Corp................................ 1,157,697    2,558,510
*   Cloud Peak Energy, Inc................................. 1,368,647    2,340,386
*   CNX Resources Corp.....................................   804,161   12,585,120
*   Concho Resources, Inc..................................    89,469   12,444,243
*   CONSOL Energy, Inc.....................................    99,415    3,960,694
#*  Contango Oil & Gas Co..................................    55,893      282,260
#   CVR Energy, Inc........................................    10,755      462,465
*   Dawson Geophysical Co..................................    43,246      242,610
#   Delek US Holdings, Inc.................................   292,341   10,734,762
*   Denbury Resources, Inc.................................   665,914    2,297,403
#   DHT Holdings, Inc......................................   243,885    1,226,742
#*  Diamond Offshore Drilling, Inc.........................   637,802    9,044,032

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
*   Dorian LPG, Ltd........................................   133,281 $ 1,059,584
#*  Dril-Quip, Inc.........................................    72,755   3,096,453
*   Earthstone Energy, Inc., Class A.......................     8,720      71,766
    EnLink Midstream LLC...................................   368,341   4,788,433
#   Ensco P.L.C., Class A.................................. 2,145,098  15,316,000
*   Era Group, Inc.........................................   337,017   3,815,032
*   Exterran Corp..........................................   125,763   2,627,189
#*  Extraction Oil & Gas, Inc..............................     9,823      78,486
#*  Forum Energy Technologies, Inc.........................   272,439   2,441,053
#*  Frank's International NV...............................    54,957     390,195
    GasLog, Ltd............................................    64,346   1,316,519
*   Geospace Technologies Corp.............................    60,018     764,029
#*  Goodrich Petroleum Corp................................     4,414      66,519
#   Green Plains, Inc......................................   135,748   2,313,146
    Gulf Island Fabrication, Inc...........................    71,359     606,551
#*  Gulfmark Offshore, Inc.................................     2,165      72,939
*   Gulfport Energy Corp...................................   350,694   3,194,822
#*  Halcon Resources Corp..................................     3,339      11,085
    Hallador Energy Co.....................................    44,994     295,161
*   Helix Energy Solutions Group, Inc......................   501,647   4,274,032
    Helmerich & Payne, Inc.................................   367,217  22,873,947
#*  HighPoint Resources Corp...............................   213,597     794,581
    HollyFrontier Corp.....................................   409,728  27,632,056
*   Hornbeck Offshore Services, Inc........................ 1,075,100   3,386,565
*   Independence Contract Drilling, Inc....................    65,612     263,104
#*  International Seaways, Inc.............................    83,279   1,791,331
*   Keane Group, Inc.......................................    33,748     424,212
*   KLX Energy Services Holdings, Inc......................    77,894   2,250,358
#*  Kosmos Energy, Ltd.....................................   457,705   2,970,505
#*  Laredo Petroleum, Inc..................................     2,126      11,140
#*  Lonestar Resources US, Inc., Class A...................    28,649     220,311
    Mammoth Energy Services, Inc...........................     6,000     149,760
#*  Matador Resources Co...................................   123,694   3,567,335
*   Matrix Service Co......................................    76,125   1,547,621
#*  McDermott International, Inc...........................   146,327   1,131,108
*   Midstates Petroleum Co., Inc...........................    44,625     321,746
*   Mitcham Industries, Inc................................    57,043     228,172
#   Murphy Oil Corp........................................   599,159  19,089,206
#   Nabors Industries, Ltd.................................    78,606     390,672
    NACCO Industries, Inc., Class A........................    24,983     862,913
*   Natural Gas Services Group, Inc........................    74,321   1,434,395
#*  NCS Multistage Holdings, Inc...........................    10,185     115,091
#*  Newpark Resources, Inc.................................   472,792   3,881,622
#*  Noble Corp. P.L.C...................................... 1,166,822   5,857,446
#*  Oasis Petroleum, Inc................................... 1,048,143  10,544,319
*   Oceaneering International, Inc.........................    94,964   1,798,618
*   Oil States International, Inc..........................   179,121   3,989,025
*   Overseas Shipholding Group, Inc., Class A..............   135,375     425,078
#*  Pacific Ethanol, Inc...................................     6,983      11,452
    Panhandle Oil and Gas, Inc., Class A...................    17,629     313,620
*   Par Pacific Holdings, Inc..............................    57,774   1,021,444
    Patterson-UTI Energy, Inc..............................   437,381   7,278,020
    PBF Energy, Inc., Class A..............................   388,375  16,253,494
*   PDC Energy, Inc........................................   108,887   4,622,253
    Peabody Energy Corp....................................   232,285   8,234,503
*   PEDEVCO Corp...........................................     4,800       8,448
#*  Penn Virginia Corp.....................................    36,635   2,519,755
*   PHI, Inc. Non-Voting...................................    21,948     170,975
*   Pioneer Energy Services Corp...........................   133,186     395,562

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
ENERGY -- (Continued)
*   QEP Resources, Inc.....................................   905,808 $  8,070,749
#   Range Resources Corp...................................   532,458    8,439,459
#*  Renewable Energy Group, Inc............................   202,352    6,289,100
*   REX American Resources Corp............................    43,724    3,243,009
#*  RigNet, Inc............................................   113,258    1,936,712
#*  Ring Energy, Inc.......................................    13,158       93,817
#*  Rowan Cos. P.L.C., Class A.............................   461,856    7,348,129
#*  SandRidge Energy, Inc..................................     1,223       10,946
#   Scorpio Tankers, Inc...................................   858,475    1,536,670
*   SEACOR Holdings, Inc...................................    76,697    3,680,689
#*  SEACOR Marine Holdings, Inc............................    86,027    1,572,574
#*  Select Energy Services, Inc., Class A..................     1,144       10,937
#   SemGroup Corp., Class A................................   231,439    4,279,307
#   Ship Finance International, Ltd........................    56,243      703,037
*   SilverBow Resources, Inc...............................    11,571      303,854
    SM Energy Co...........................................   431,191   10,495,189
#*  Smart Sand, Inc........................................     3,908       10,825
#*  Southwestern Energy Co................................. 1,091,873    5,830,602
#*  SRC Energy, Inc........................................   866,182    6,132,569
*   Superior Energy Services, Inc..........................   205,214    1,606,826
*   Talos Energy, Inc......................................     9,768      254,554
#   Targa Resources Corp...................................   115,261    5,955,536
#*  TETRA Technologies, Inc................................   247,996      736,548
#*  Tidewater, Inc.........................................     2,449       65,756
#*  Transocean, Ltd........................................   306,365    3,373,079
#*  Unit Corp..............................................   231,560    5,355,983
#   US Silica Holdings, Inc................................       753       10,542
#*  Whiting Petroleum Corp.................................   404,404   15,084,269
    World Fuel Services Corp...............................   120,365    3,851,680
*   WPX Energy, Inc........................................   786,063   12,608,451
                                                                      ------------
TOTAL ENERGY...............................................            413,634,635
                                                                      ------------
FINANCIALS -- (25.8%)
#   1st Constitution Bancorp...............................     4,014       81,163
    1st Source Corp........................................   187,408    8,731,339
    Access National Corp...................................    35,526      922,610
    ACNB Corp..............................................     1,753       70,295
    Alleghany Corp.........................................     1,573      944,870
*   Allegiance Bancshares, Inc.............................    11,163      432,120
    A-Mark Precious Metals, Inc............................     3,456       44,340
*   Ambac Financial Group, Inc.............................    65,248    1,342,804
    American Equity Investment Life Holding Co.............   349,281   10,904,553
    American Financial Group, Inc..........................   224,170   22,423,725
    American National Bankshares, Inc......................    17,410      628,327
    American National Insurance Co.........................    41,732    5,143,052
    American River Bankshares..............................     8,728      133,626
    Ameris Bancorp.........................................    73,906    3,169,828
    AMERISAFE, Inc.........................................    76,521    4,980,752
    AmeriServ Financial, Inc...............................    69,711      295,575
    Ames National Corp.....................................       613       16,851
    Argo Group International Holdings, Ltd.................   217,374   13,392,412
    Arrow Financial Corp...................................     5,117      179,811
    Aspen Insurance Holdings, Ltd..........................   281,185   11,776,028
    Associated Banc-Corp...................................   527,193   12,220,334
    Assurant, Inc..........................................   319,133   31,022,919
    Assured Guaranty, Ltd..................................   448,331   17,924,273
    Asta Funding, Inc......................................     6,462       24,685
*   Athene Holding, Ltd., Class A..........................    64,763    2,960,964
    Atlantic American Corp.................................     9,523       25,998

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
*   Atlantic Capital Bancshares, Inc.......................    57,849 $   871,784
*   Atlanticus Holdings Corp...............................    55,958     184,661
*   Atlas Financial Holdings, Inc..........................    36,734     353,014
    Auburn National Bancorporation, Inc....................       513      20,664
    Axis Capital Holdings, Ltd.............................   302,382  16,869,892
#*  Axos Financial, Inc....................................   227,512   6,907,264
#   Banc of California, Inc................................    47,030     750,129
    BancFirst Corp.........................................    12,902     740,317
#   Bancorp of New Jersey, Inc.............................       596       8,815
*   Bancorp, Inc. (The)....................................   144,579   1,518,080
#   BancorpSouth Bank......................................   275,023   7,893,160
    Bank of Commerce Holdings..............................     8,344      99,627
    Bank of Marin Bancorp..................................     9,105     773,834
    Bank OZK...............................................   191,747   5,246,198
    BankFinancial Corp.....................................    71,593   1,010,893
    BankUnited, Inc........................................    11,177     369,959
    Bankwell Financial Group, Inc..........................     2,349      71,222
    Banner Corp............................................    81,286   4,699,957
    Bar Harbor Bankshares..................................    41,667   1,065,425
*   Baycom Corp............................................    10,068     243,545
    BCB Bancorp, Inc.......................................    10,591     131,752
    Beneficial Bancorp, Inc................................   150,439   2,351,362
    Berkshire Hills Bancorp, Inc...........................   163,221   5,446,685
*   Blucora, Inc...........................................   156,597   4,528,785
#   Blue Capital Reinsurance Holdings, Ltd.................    19,227     150,163
    Blue Hills Bancorp, Inc................................    28,918     671,187
    BOK Financial Corp.....................................   127,970  10,970,868
    Boston Private Financial Holdings, Inc.................   266,928   3,603,528
    Bridge Bancorp, Inc....................................    18,904     561,449
    Brookline Bancorp, Inc.................................   227,894   3,532,357
    Bryn Mawr Bank Corp....................................    39,759   1,587,974
*   BSB Bancorp, Inc.......................................     3,554     102,355
    C&F Financial Corp.....................................     6,897     334,849
    California First National Bancorp......................    14,758     242,326
#   Cambridge Bancorp......................................       893      76,352
    Camden National Corp...................................    44,387   1,799,893
*   Cannae Holdings, Inc...................................    67,552   1,247,685
    Capital City Bank Group, Inc...........................   105,804   2,507,555
#   Capitol Federal Financial, Inc.........................   454,105   5,635,443
#   Capstar Financial Holdings, Inc........................     2,208      32,634
    Carolina Financial Corp................................     4,639     153,505
#   Cathay General Bancorp.................................   299,120  11,267,850
    CenterState Banks Corp.................................    88,005   2,163,163
    Central Pacific Financial Corp.........................    45,947   1,242,407
    Central Valley Community Bancorp.......................     6,146     124,395
    Century Bancorp, Inc., Class A.........................     5,888     442,307
    Chemical Financial Corp................................    94,890   4,446,545
    Chemung Financial Corp.................................     1,508      65,553
    CIT Group, Inc.........................................   259,041  12,273,363
    Citizens & Northern Corp...............................     5,975     150,451
    Citizens Community Bancorp, Inc........................    30,379     387,332
    Citizens Holding Co....................................     1,122      25,929
#*  Citizens, Inc..........................................   167,031   1,312,864
#   City Holding Co........................................    14,788   1,091,059
    Civista Bancshares, Inc................................     7,227     167,377
    CNB Financial Corp.....................................    11,535     295,296
    CNO Financial Group, Inc............................... 1,201,584  22,709,938
    Codorus Valley Bancorp, Inc............................     7,580     198,974
    Colony Bankcorp, Inc...................................     4,653      77,333

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Columbia Banking System, Inc........................... 171,011 $ 6,342,798
#   Community Bank System, Inc............................. 133,267   7,781,460
*   Community Bankers Trust Corp...........................   6,342      54,034
#   Community Financial Corp. (The)........................   2,064      62,230
    Community Trust Bancorp, Inc...........................  47,344   2,154,625
    Community West Bancshares..............................  18,755     207,055
    ConnectOne Bancorp, Inc................................  93,461   1,937,447
*   Consumer Portfolio Services, Inc.......................  82,237     321,547
#*  Cowen, Inc.............................................  69,695   1,031,486
#   Crawford & Co., Class A................................   1,705      15,413
*   Customers Bancorp, Inc.................................  36,655     751,061
#   CVB Financial Corp.....................................  52,409   1,145,137
    Dime Community Bancshares, Inc......................... 135,995   2,192,239
    DNB Financial Corp.....................................     400      13,752
    Donegal Group, Inc., Class A...........................  79,422   1,066,637
    Donegal Group, Inc., Class B...........................   6,421      82,253
*   E*TRADE Financial Corp.................................  96,269   4,757,614
*   Eagle Bancorp, Inc.....................................  16,490     810,813
    East West Bancorp, Inc.................................     850      44,574
*   Elevate Credit, Inc....................................  19,200      81,792
    EMC Insurance Group, Inc............................... 196,319   4,705,766
    Employers Holdings, Inc................................ 108,355   4,979,996
#*  Encore Capital Group, Inc..............................  80,657   2,049,494
*   Enova International, Inc...............................  70,042   1,656,493
#*  Enstar Group, Ltd......................................  17,246   3,131,874
*   Entegra Financial Corp.................................   1,684      38,210
    Enterprise Bancorp, Inc................................   9,987     323,379
    Enterprise Financial Services Corp.....................  42,119   1,830,071
*   Equity Bancshares, Inc., Class A.......................  18,699     674,847
    ESSA Bancorp, Inc......................................  25,347     409,354
    Evans Bancorp, Inc.....................................   9,731     428,164
    Everest Re Group, Ltd..................................   5,396   1,175,573
#*  EZCORP, Inc., Class A.................................. 160,788   1,598,233
    Farmers National Banc Corp.............................  20,842     273,030
    FBL Financial Group, Inc., Class A..................... 126,005   8,691,825
*   FCB Financial Holdings, Inc., Class A..................  76,950   3,011,054
    Federal Agricultural Mortgage Corp., Class A...........   2,759     175,997
    Federal Agricultural Mortgage Corp., Class C...........  43,772   3,057,036
    FedNat Holding Co......................................  65,948   1,419,860
    Fidelity Southern Corp.................................  78,435   1,821,261
    Financial Institutions, Inc............................  47,838   1,365,775
*   First Acceptance Corp..................................  90,168     103,693
    First American Financial Corp.......................... 291,331  12,914,703
    First Bancorp..........................................  72,545   2,676,185
*   First BanCorp.......................................... 592,657   5,470,224
    First Bancorp, Inc.....................................  20,193     576,712
    First Bancshares, Inc. (The)...........................  11,658     420,154
#   First Bank.............................................   6,135      72,884
    First Busey Corp.......................................  52,057   1,453,431
    First Business Financial Services, Inc.................   8,850     185,231
    First Choice Bancorp...................................   1,190      26,775
    First Citizens BancShares, Inc., Class A...............  21,741   9,275,363
    First Commonwealth Financial Corp...................... 285,908   3,859,758
    First Community Bankshares, Inc........................  47,327   1,634,201
#   First Community Corp...................................   1,868      40,816
    First Defiance Financial Corp..........................  81,210   2,210,536
    First Financial Bancorp................................ 318,459   8,334,072
    First Financial Corp...................................  45,672   2,094,518
    First Financial Northwest, Inc......................... 109,913   1,660,785

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
#*  First Foundation, Inc..................................  32,206 $   522,059
#   First Horizon National Corp............................ 339,929   5,486,454
    First Internet Bancorp.................................   8,029     206,907
    First Interstate BancSystem, Inc., Class A............. 121,991   5,057,747
    First Merchants Corp................................... 165,434   6,883,709
    First Mid-Illinois Bancshares, Inc.....................  10,493     391,179
    First Midwest Bancorp, Inc............................. 368,195   8,453,757
*   First Northwest Bancorp................................   6,268      91,513
    First of Long Island Corp. (The).......................  23,028     465,396
#   First Savings Financial Group, Inc.....................     526      33,990
    First United Corp......................................   5,569     100,242
    FirstCash, Inc......................................... 104,660   8,414,664
*   Flagstar Bancorp, Inc.................................. 157,184   4,839,695
    Flushing Financial Corp................................ 119,416   2,709,549
#   FNB Corp............................................... 895,571  10,594,605
#*  Franklin Financial Network, Inc........................  39,656   1,344,338
    FS Bancorp, Inc........................................   2,391     107,930
    Fulton Financial Corp.................................. 634,174  10,153,126
#   GAIN Capital Holdings, Inc.............................  29,796     227,641
    GAMCO Investors, Inc., Class A.........................  28,884     592,706
*   Genworth Financial, Inc., Class A......................  20,742      88,776
    German American Bancorp, Inc...........................  97,496   3,091,598
#   Glacier Bancorp, Inc...................................  96,656   4,098,214
    Global Indemnity, Ltd..................................  60,021   2,148,752
    Great Southern Bancorp, Inc............................  38,831   2,102,699
    Great Western Bancorp, Inc............................. 129,283   4,738,222
    Green Bancorp, Inc.....................................  38,106     704,961
*   Green Dot Corp., Class A...............................  82,744   6,267,031
#*  Greenlight Capital Re, Ltd., Class A................... 157,877   1,829,794
    Guaranty Bancshares, Inc...............................   1,588      47,354
    Guaranty Federal Bancshares, Inc.......................  14,051     338,910
*   Hallmark Financial Services, Inc.......................  68,954     768,148
    Hancock Whitney Corp................................... 214,163   8,986,280
    Hanmi Financial Corp................................... 119,801   2,513,425
    Hanover Insurance Group, Inc. (The).................... 140,426  15,640,648
*   HarborOne Bancorp, Inc.................................  13,399     243,862
    Hawthorn Bancshares, Inc...............................  13,203     308,950
#   HCI Group, Inc.........................................  32,155   1,404,209
#   Heartland Financial USA, Inc...........................  16,317     867,085
    Heritage Commerce Corp................................. 149,747   2,172,829
#   Heritage Financial Corp................................  67,629   2,212,821
    Heritage Insurance Holdings, Inc.......................  18,493     258,162
    Hilltop Holdings, Inc.................................. 306,847   6,106,255
    Hingham Institution for Savings........................   1,599     325,556
*   HMN Financial, Inc.....................................  17,195     352,326
    Home Bancorp, Inc......................................   7,749     307,945
#   Home BancShares, Inc...................................   4,012      76,388
*   HomeStreet, Inc........................................  65,809   1,709,718
*   HomeTrust Bancshares, Inc..............................  21,623     589,443
    Hope Bancorp, Inc...................................... 465,212   6,736,270
    HopFed Bancorp, Inc....................................  27,899     428,250
    Horace Mann Educators Corp............................. 251,498   9,878,841
    Horizon Bancorp, inc...................................  76,639   1,284,470
#*  Howard Bancorp, Inc....................................   6,143      97,735
    IBERIABANK Corp........................................ 152,538  11,362,556
    Independence Holding Co................................   3,273     118,515
#   Independent Bank Corp..................................  73,364   5,755,406
    Independent Bank Corp..................................  43,229     956,658
#   Independent Bank Group, Inc............................  48,595   2,814,136

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
    Interactive Brokers Group, Inc., Class A...............     1,413 $    69,816
    International Bancshares Corp..........................   226,306   8,758,042
*   INTL. FCStone, Inc.....................................    39,944   1,808,664
    Invesco, Ltd...........................................   313,350   6,802,829
    Investar Holding Corp..................................     1,666      43,466
    Investment Technology Group, Inc.......................    98,888   2,717,442
    Investors Bancorp, Inc................................. 1,057,008  11,817,349
    Investors Title Co.....................................     8,016   1,458,912
    James River Group Holdings, Ltd........................     8,242     317,317
#   Janus Henderson Group P.L.C............................   298,868   7,343,187
    Jefferies Financial Group, Inc.........................    14,822     318,228
    Kearny Financial Corp..................................   215,818   2,792,685
    Kemper Corp............................................   295,257  22,200,374
    Kentucky First Federal Bancorp.........................       496       3,918
    Kingstone Cos., Inc....................................     7,756     131,852
    Ladenburg Thalmann Financial Services, Inc.............    17,957      49,741
    Lake Shore Bancorp, Inc................................     1,066      16,523
    Lakeland Bancorp, Inc..................................   144,341   2,377,296
    Lakeland Financial Corp................................    32,815   1,412,029
    Landmark Bancorp, Inc..................................     3,112      84,802
    LCNB Corp..............................................     2,170      36,868
    LegacyTexas Financial Group, Inc.......................   116,055   4,471,599
    Legg Mason, Inc........................................   367,311  10,365,516
#*  LendingClub Corp.......................................   517,905   1,672,833
    Macatawa Bank Corp.....................................    89,407     970,066
    Mackinac Financial Corp................................    18,324     285,854
*   Magyar Bancorp, Inc....................................     6,751      85,738
#   Maiden Holdings, Ltd...................................    52,872     185,581
*   Malvern Bancorp, Inc...................................       743      15,090
    Marlin Business Services Corp..........................    62,483   1,660,798
    MB Financial, Inc......................................   211,303   9,379,740
#*  MBIA, Inc..............................................   382,403   3,785,790
    MBT Financial Corp.....................................    61,021     696,250
    Mercantile Bank Corp...................................    43,416   1,378,892
#   Mercury General Corp...................................    25,567   1,516,379
    Meridian Bancorp, Inc..................................   106,179   1,681,875
#   Meta Financial Group, Inc..............................    90,127   2,274,805
*   MGIC Investment Corp...................................   394,009   4,810,850
#   Mid Penn Bancorp, Inc..................................       262       7,011
    Middlefield Banc Corp..................................       967      44,888
    Midland States Bancorp, Inc............................     5,158     139,111
#   MidSouth Bancorp, Inc..................................    57,671     765,871
    MidWestOne Financial Group, Inc........................    18,255     525,927
*   MMA Capital Management LLC.............................       962      24,358
#*  Mr Cooper Group, Inc...................................    35,903     520,234
    MSB Financial Corp.....................................     3,419      64,106
    MutualFirst Financial, Inc.............................    19,848     704,802
#   MVB Financial Corp.....................................       914      16,744
    National Bank Holdings Corp., Class A..................    65,744   2,219,517
#   National Bankshares, Inc...............................       658      28,412
*   National Commerce Corp.................................    25,272     937,591
    National General Holdings Corp.........................   148,145   4,127,320
*   National Holdings Corp.................................     2,700       8,694
    National Security Group, Inc. (The)....................       193       2,750
    National Western Life Group, Inc., Class A.............     7,080   1,906,502
    Navient Corp...........................................   686,695   7,951,928
    Navigators Group, Inc. (The)...........................   153,512  10,615,355
    NBT Bancorp, Inc.......................................    74,786   2,728,941
    Nelnet, Inc., Class A..................................   115,896   6,523,786

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   New York Community Bancorp, Inc........................   731,290 $ 7,005,758
>>  NewStar Financial, Inc.................................   159,703      41,451
*   NI Holdings, Inc.......................................       951      14,874
*   Nicholas Financial, Inc................................    22,428     255,679
*   Nicolet Bankshares, Inc................................     3,439     183,643
#*  NMI Holdings, Inc., Class A............................   111,940   2,366,412
#   Northeast Bancorp......................................     5,557     104,527
    Northfield Bancorp, Inc................................   147,252   1,939,309
    Northrim BanCorp, Inc..................................    27,756   1,055,561
#   Northwest Bancshares, Inc..............................   333,835   5,388,097
    Norwood Financial Corp.................................     4,180     158,840
    OceanFirst Financial Corp..............................   106,028   2,684,629
    OFG Bancorp............................................   145,758   2,491,004
    Ohio Valley Banc Corp..................................     1,614      56,393
#   Old Line Bancshares, Inc...............................     2,048      61,317
    Old National Bancorp...................................   466,292   8,323,312
    Old Republic International Corp........................   876,356  19,323,650
#   Old Second Bancorp, Inc................................    78,446   1,115,502
*   On Deck Capital, Inc...................................   164,228   1,133,173
*   OneMain Holdings, Inc..................................   178,055   5,078,129
    Oppenheimer Holdings, Inc., Class A....................    12,633     388,591
#   Opus Bank..............................................    67,797   1,287,465
#   Oritani Financial Corp.................................   157,955   2,307,723
    Orrstown Financial Services, Inc.......................       514      10,414
*   Pacific Mercantile Bancorp.............................    33,983     281,039
*   Pacific Premier Bancorp, Inc...........................    17,634     515,442
#   PacWest Bancorp........................................   272,723  11,078,008
    Parke Bancorp, Inc.....................................     4,488      88,593
    PCSB Financial Corp....................................     5,386     100,826
    Peapack Gladstone Financial Corp.......................    43,546   1,175,307
    Penns Woods Bancorp, Inc...............................     3,868     156,654
#   Peoples Bancorp of North Carolina, Inc.................     5,107     142,179
    Peoples Bancorp, Inc...................................    55,396   1,896,205
    Peoples Financial Services Corp........................     1,342      57,183
    People's United Financial, Inc......................... 1,304,473  20,428,047
    People's Utah Bancorp..................................     4,159     139,368
#   Pinnacle Financial Partners, Inc.......................   169,493   8,864,484
    Piper Jaffray Cos......................................    42,749   2,965,926
    Popular, Inc...........................................   263,614  13,710,564
#*  PRA Group, Inc.........................................    58,127   1,792,637
    Preferred Bank.........................................    27,494   1,413,467
    Premier Financial Bancorp, Inc.........................    27,480     487,495
    Primerica, Inc.........................................    10,303   1,130,651
    ProAssurance Corp......................................   104,677   4,597,414
#   Prosperity Bancshares, Inc.............................   202,126  13,144,254
    Protective Insurance Corp., Class A....................       276       5,909
    Protective Insurance Corp., Class B....................    54,454   1,255,165
    Provident Financial Holdings, Inc......................    26,149     452,378
    Provident Financial Services, Inc......................   227,791   5,558,100
    Prudential Bancorp, Inc................................     2,664      47,872
    QCR Holdings, Inc......................................    29,415   1,071,588
    Radian Group, Inc......................................   439,207   8,428,382
#   RBB Bancorp............................................       531      11,459
*   Regional Management Corp...............................    24,835     716,738
    Reinsurance Group of America, Inc......................   170,010  24,204,324
    RenaissanceRe Holdings, Ltd............................   143,959  17,586,031
    Renasant Corp..........................................   143,503   5,005,385
    Republic Bancorp, Inc., Class A........................    18,751     841,357
*   Republic First Bancorp, Inc............................    42,867     289,352

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Riverview Bancorp, Inc.................................  40,382 $   342,036
#   RLI Corp...............................................   2,374     175,510
    S&T Bancorp, Inc.......................................  87,232   3,498,876
#*  Safeguard Scientifics, Inc.............................  19,340     165,357
    Safety Insurance Group, Inc............................  70,391   5,862,162
    Salisbury Bancorp, Inc.................................     490      19,649
    Sandy Spring Bancorp, Inc.............................. 112,265   3,991,021
    Santander Consumer USA Holdings, Inc................... 547,111  10,258,331
    SB Financial Group, Inc................................   1,320      23,932
#   SB One Bancorp.........................................  12,995     313,569
*   Seacoast Banking Corp. of Florida......................  78,825   2,073,886
*   Security National Financial Corp., Class A.............  11,256      64,159
*   Select Bancorp, Inc....................................   8,275     101,948
    Selective Insurance Group, Inc......................... 222,371  14,420,759
    Shore Bancshares, Inc..................................  10,964     176,740
    SI Financial Group, Inc................................  24,053     318,462
    Sierra Bancorp.........................................  21,607     588,359
    Signature Bank.........................................  68,235   7,499,027
    Simmons First National Corp., Class A.................. 322,440   8,634,943
*   SLM Corp...............................................  98,617     999,976
*   SmartFinancial, Inc....................................   3,115      63,359
    South State Corp.......................................  80,826   5,469,495
*   Southern First Bancshares, Inc.........................  18,884     678,124
    Southern Missouri Bancorp, Inc.........................   4,989     167,980
    Southern National Bancorp of Virginia, Inc.............  19,523     294,993
    Southside Bancshares, Inc..............................  54,601   1,729,760
    Southwest Georgia Financial Corp.......................     731      17,014
    State Auto Financial Corp.............................. 145,812   4,635,363
    State Bank Financial Corp..............................  53,193   1,360,145
#   Sterling Bancorp....................................... 631,593  11,356,042
    Stewart Information Services Corp......................  76,617   3,162,750
    Stifel Financial Corp.................................. 102,567   4,689,363
    Stock Yards Bancorp, Inc...............................   8,634     273,784
    Summit Financial Group, Inc............................   4,306      90,857
    Synovus Financial Corp................................. 292,437  10,983,934
    TCF Financial Corp..................................... 534,790  11,166,415
    Territorial Bancorp, Inc...............................  18,389     500,916
*   Texas Capital Bancshares, Inc..........................  57,599   3,757,183
#*  Third Point Reinsurance, Ltd...........................  36,293     401,401
    Timberland Bancorp, Inc................................  52,391   1,520,387
    Tiptree, Inc........................................... 141,049     830,779
    Tompkins Financial Corp................................  14,598   1,067,552
    Towne Bank............................................. 145,153   4,083,154
    TriCo Bancshares.......................................  48,355   1,741,747
#*  TriState Capital Holdings, Inc.........................  77,738   1,960,552
#*  Triumph Bancorp, Inc...................................   2,454      88,000
#   TrustCo Bank Corp. NY.................................. 291,812   2,185,672
#   Trustmark Corp......................................... 243,501   7,499,831
    Two River Bancorp......................................   1,206      18,705
#   UMB Financial Corp.....................................  25,764   1,645,031
    Umpqua Holdings Corp................................... 800,263  15,365,050
*   Unico American Corp....................................  35,600     232,112
    Union Bankshares Corp.................................. 200,632   6,849,576
    United Bancshares, Inc.................................     590      12,833
#   United Bankshares, Inc................................. 213,058   7,067,134
    United Community Banks, Inc............................ 172,211   4,282,888
    United Community Financial Corp........................ 197,871   1,810,520
    United Financial Bancorp, Inc.......................... 190,019   2,935,794
    United Fire Group, Inc................................. 108,210   5,824,944

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CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
FINANCIALS -- (Continued)
    United Insurance Holdings Corp.........................  34,543 $      681,188
    United Security Bancshares.............................   1,687         18,085
    Unity Bancorp, Inc.....................................  28,749        608,616
    Universal Insurance Holdings, Inc......................  49,436      2,075,323
    Univest Corp. of Pennsylvania..........................  61,220      1,528,051
    Unum Group............................................. 326,122     11,825,184
#   Valley National Bancorp................................ 620,609      6,193,678
#*  Veritex Holdings, Inc..................................  24,106        567,937
*   Victory Capital Holdings, Inc., Class A................   2,019         15,748
#   Virtus Investment Partners, Inc........................  19,269      1,914,182
#   Waddell & Reed Financial, Inc., Class A................  54,548      1,040,230
    Walker & Dunlop, Inc...................................  89,820      3,768,847
#   Washington Federal, Inc................................ 326,323      9,189,256
    Washington Trust Bancorp, Inc..........................  17,053        875,672
    Waterstone Financial, Inc..............................  59,443        971,299
    Webster Financial Corp................................. 209,439     12,323,391
    WesBanco, Inc.......................................... 215,381      8,636,778
    West Bancorporation, Inc...............................  90,568      1,991,590
*   Western Alliance Bancorp...............................  48,874      2,357,682
    Western New England Bancorp, Inc....................... 122,384      1,228,735
    White Mountains Insurance Group, Ltd...................   3,755      3,329,446
    Wintrust Financial Corp................................ 182,739     13,913,747
#*  World Acceptance Corp..................................   3,555        360,797
    WR Berkley Corp........................................ 223,655     16,975,415
    WSFS Financial Corp....................................  30,861      1,312,518
    WVS Financial Corp.....................................   1,304         17,604
#   Zions Bancorp NA....................................... 374,079     17,600,417
                                                                    --------------
TOTAL FINANCIALS...........................................          1,283,443,579
                                                                    --------------
HEALTHCARE -- (5.0%)
#*  Acadia Healthcare Co., Inc............................. 189,537      7,865,785
    Aceto Corp.............................................  60,917        124,880
*   Achillion Pharmaceuticals, Inc......................... 656,229      1,876,815
*   Acorda Therapeutics, Inc............................... 232,892      4,450,566
*   Addus HomeCare Corp....................................  68,257      4,470,833
#*  Adverum Biotechnologies, Inc...........................  65,848        276,562
#*  Aeglea BioTherapeutics, Inc............................  12,397        106,986
#*  Allscripts Healthcare Solutions, Inc................... 482,446      5,745,932
*   Alpine Immune Sciences, Inc............................   2,695         12,478
#*  Amedisys, Inc..........................................  45,367      4,990,370
*   American Shared Hospital Services......................   8,624         27,166
#*  AMN Healthcare Services, Inc...........................  35,119      1,777,724
#*  Amneal Pharmaceuticals, Inc............................  84,438      1,557,881
#*  Amphastar Pharmaceuticals, Inc......................... 106,646      1,914,296
#*  AngioDynamics, Inc..................................... 117,385      2,398,176
#*  ANI Pharmaceuticals, Inc...............................   2,600        126,178
#*  Anika Therapeutics, Inc................................  68,061      2,433,861
#*  Apollo Endosurgery, Inc................................   3,627         20,601
#*  Applied Genetic Technologies Corp......................  65,647        412,263
*   Aptevo Therapeutics, Inc...............................  99,959        336,862
*   Aquinox Pharmaceuticals, Inc...........................  66,833        172,429
*   Aravive, Inc...........................................   2,023         11,936
#*  Ardelyx, Inc...........................................  35,532         97,713
#*  Assertio Therapeutics, Inc.............................   2,004          9,729
*   Avanos Medical, Inc.................................... 159,365      9,020,059
*   Bio-Rad Laboratories, Inc., Class A....................   5,100      1,391,535
*   BioTelemetry, Inc......................................  55,528      3,226,177
#*  Brookdale Senior Living, Inc........................... 420,640      3,756,315
*   Caladrius Biosciences, Inc.............................   2,602         12,151

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
#*  Calithera Biosciences, Inc............................. 127,143 $   600,115
#*  Cambrex Corp...........................................  93,143   4,963,590
    Cantel Medical Corp....................................   3,078     243,624
#*  Capital Senior Living Corp............................. 103,586     932,274
*   Catalyst Biosciences, Inc..............................  44,017     391,751
*   Chimerix, Inc.......................................... 181,481     633,369
*   Civitas Solutions, Inc.................................   6,536      94,511
#*  Community Health Systems, Inc.......................... 106,131     335,374
*   Concert Pharmaceuticals, Inc...........................   7,269     108,453
    CONMED Corp............................................ 139,843   9,429,613
*   Cross Country Healthcare, Inc..........................  55,588     490,842
*   CryoLife, Inc..........................................  76,542   2,371,271
#*  Cumberland Pharmaceuticals, Inc........................  79,757     430,688
#*  Cutera, Inc............................................  51,165   1,038,649
#*  Dermira, Inc...........................................  40,324     506,066
    Digirad Corp...........................................  50,370      62,711
#*  Diplomat Pharmacy, Inc.................................  13,473     267,304
*   Electromed, Inc........................................  18,824     121,227
*   Emergent BioSolutions, Inc.............................  51,907   3,176,189
#*  Enanta Pharmaceuticals, Inc............................  16,058   1,239,035
    Ensign Group, Inc. (The)...............................  17,389     644,089
#*  Enzo Biochem, Inc...................................... 410,794   1,363,836
#*  Evolent Health, Inc., Class A.......................... 185,406   4,116,013
#*  Five Prime Therapeutics, Inc...........................  90,966   1,104,327
*   FONAR Corp.............................................  17,708     438,096
*   Haemonetics Corp.......................................  49,708   5,192,995
*   Harvard Bioscience, Inc................................ 183,342     726,034
    HealthStream, Inc......................................  81,861   2,153,763
*   HMS Holdings Corp...................................... 111,687   3,218,819
#*  Horizon Pharma P.L.C................................... 453,446   8,257,252
*   ICU Medical, Inc.......................................   1,057     269,250
*   Immune Design Corp.....................................  24,150      34,776
*   Integer Holdings Corp.................................. 126,414   9,414,051
*   Intra-Cellular Therapies, Inc..........................  72,423   1,229,743
#*  IntriCon Corp..........................................  12,445     521,197
#   Invacare Corp.......................................... 117,575   1,519,069
*   IRIDEX Corp............................................  59,537     308,997
#*  K2M Group Holdings, Inc................................   7,023     192,290
*   Karyopharm Therapeutics, Inc...........................   2,524      26,603
    Kewaunee Scientific Corp...............................  12,321     352,381
*   Kindred Biosciences, Inc............................... 136,401   1,983,271
#*  Lannett Co., Inc.......................................  40,573     148,497
#   LeMaitre Vascular, Inc.................................  43,582   1,163,639
#*  LHC Group, Inc.........................................  98,741   9,027,890
*   LifePoint Health, Inc.................................. 217,249  14,090,770
*   LivaNova P.L.C.........................................   8,369     937,244
#   Luminex Corp...........................................  20,256     582,765
*   Magellan Health, Inc...................................  76,461   4,974,553
#*  Mallinckrodt P.L.C..................................... 574,284  14,391,557
*   MEDNAX, Inc............................................ 119,019   4,914,294
*   MEI Pharma, Inc........................................   9,993      33,377
#*  Melinta Therapeutics, Inc.............................. 205,458     540,355
*   Merit Medical Systems, Inc.............................  87,501   4,998,057
#*  Merrimack Pharmaceuticals, Inc......................... 152,166     591,926
*   Micron Solutions, Inc..................................   1,132       3,928
*   Minerva Neurosciences, Inc.............................  19,861     217,875
#*  Mirati Therapeutics, Inc...............................   6,541     244,437
*   Misonix, Inc...........................................  28,468     472,569
*   Myriad Genetics, Inc...................................  37,420   1,685,023

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
#*  NantKwest, Inc.........................................   4,709 $     10,266
    National HealthCare Corp...............................  29,307    2,330,786
*   Natus Medical, Inc..................................... 114,130    3,410,204
#*  NewLink Genetics Corp..................................  31,294       59,146
*   Nuvectra Corp..........................................  28,590      572,086
*   Omnicell, Inc..........................................  91,905    6,497,683
*   Ophthotech Corp........................................  66,387      150,035
*   OraSure Technologies, Inc..............................  80,222    1,115,086
*   Orthofix Medical, Inc..................................  32,360    1,968,135
*   Otonomy, Inc........................................... 675,794    1,574,600
#   Owens & Minor, Inc..................................... 187,511    1,481,337
#   Patterson Cos., Inc.................................... 170,456    3,848,896
#*  PDL BioPharma, Inc..................................... 547,120    1,362,329
*   Pfenex, Inc............................................  26,611      105,646
#*  Prestige Consumer Healthcare, Inc...................... 176,096    6,367,631
#*  Protagonist Therapeutics, Inc..........................  23,962      191,456
#*  Prothena Corp. P.L.C................................... 118,375    1,467,850
*   Providence Service Corp. (The).........................  51,433    3,399,207
#*  Quorum Health Corp..................................... 102,727      408,853
#*  Repligen Corp..........................................  15,741      853,477
#*  RTI Surgical, Inc...................................... 531,720    2,435,278
#*  SeaSpine Holdings Corp.................................  38,029      652,958
*   Select Medical Holdings Corp........................... 266,733    4,422,433
#*  Sierra Oncology, Inc...................................  23,667       40,471
#*  Spectrum Pharmaceuticals, Inc..........................  27,063      322,050
#*  Stemline Therapeutics, Inc.............................   7,479      112,035
#*  Surgery Partners, Inc..................................   7,065       96,013
*   Surmodics, Inc.........................................  14,010      888,654
#*  Syneos Health, Inc.....................................  89,135    4,067,230
#*  Synlogic, Inc..........................................   2,168       17,149
#*  Tetraphase Pharmaceuticals, Inc........................ 216,948      444,743
#*  Tivity Health, Inc.....................................  67,256    2,314,279
#*  Triple-S Management Corp., Class B.....................  83,302    1,429,462
    Utah Medical Products, Inc.............................   1,047       91,277
#*  Varex Imaging Corp.....................................  13,504      350,564
#*  Verastem, Inc..........................................   8,300       42,081
*   WellCare Health Plans, Inc.............................  10,107    2,789,431
#*  Zafgen, Inc............................................  45,979      446,456
#*  Zogenix, Inc...........................................     108        4,510
                                                                    ------------
TOTAL HEALTHCARE...........................................          246,288,306
                                                                    ------------
INDUSTRIALS -- (18.9%)
    AAR Corp............................................... 153,489    7,303,007
#   ABM Industries, Inc.................................... 293,244    9,017,253
*   Acacia Research Corp................................... 142,824      468,463
    ACCO Brands Corp....................................... 258,640    2,087,225
#   Acme United Corp.......................................   6,167      107,059
    Actuant Corp., Class A.................................  42,726    1,019,015
#   Acuity Brands, Inc.....................................     174       21,861
*   Advanced Disposal Services, Inc........................     980       26,548
#*  AECOM.................................................. 589,341   17,173,397
*   Aegion Corp............................................ 121,114    2,344,767
*   AeroCentury Corp.......................................   6,545       94,183
#*  Aerovironment, Inc.....................................  92,638    8,334,641
    AGCO Corp.............................................. 273,209   15,310,632
#   Air Lease Corp......................................... 354,677   13,513,194
*   Air Transport Services Group, Inc...................... 120,742    2,366,543
    Alamo Group, Inc.......................................  66,141    5,669,607
#   Alaska Air Group, Inc..................................  55,573    3,413,294

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Albany International Corp., Class A....................  72,670 $ 5,085,447
    Allied Motion Technologies, Inc........................  10,614     463,407
    Altra Industrial Motion Corp........................... 116,843   3,770,524
    AMERCO.................................................  64,177  20,952,507
*   Ameresco, Inc., Class A................................  57,237     936,970
    American Railcar Industries, Inc....................... 107,451   7,511,899
#*  American Superconductor Corp...........................   8,997      53,892
*   American Woodmark Corp.................................  10,640     643,082
*   AMREP Corp.............................................   8,943      59,560
#   Apogee Enterprises, Inc................................ 111,923   4,040,420
    Applied Industrial Technologies, Inc................... 101,974   6,702,751
*   ARC Document Solutions, Inc............................ 973,930   2,220,560
    ArcBest Corp...........................................  89,090   3,307,021
    Arconic, Inc...........................................  59,287   1,205,305
#   Argan, Inc.............................................  75,909   3,341,514
*   Armstrong Flooring, Inc................................ 119,104   1,852,067
*   Arotech Corp...........................................  83,335     230,005
*   ASGN, Inc.............................................. 187,664  12,588,501
#   Astec Industries, Inc..................................  45,850   1,724,418
#*  Astrotech Corp.........................................   5,202      15,398
*   Atlas Air Worldwide Holdings, Inc......................  87,623   4,523,099
*   Avalon Holdings Corp., Class A.........................   3,700      11,655
    AZZ, Inc...............................................  15,245     676,116
#*  Babcock & Wilcox Enterprises, Inc......................  11,216      10,965
    Barnes Group, Inc...................................... 135,925   7,693,355
    Barrett Business Services, Inc.........................   9,363     589,120
*   Beacon Roofing Supply, Inc.............................  90,147   2,516,003
*   BMC Stock Holdings, Inc................................  45,496     761,603
    Brady Corp., Class A...................................  78,318   3,155,432
    Briggs & Stratton Corp................................. 147,551   2,143,916
*   Broadwind Energy, Inc..................................  16,100      29,624
#*  CAI International, Inc................................. 101,847   2,537,009
*   CBIZ, Inc.............................................. 175,900   3,901,462
#   CECO Environmental Corp................................  98,359     731,791
*   Celadon Group, Inc.....................................  58,856     135,957
*   Chart Industries, Inc.................................. 152,195  10,356,870
#   Chicago Rivet & Machine Co.............................   1,983      66,321
#   CIRCOR International, Inc..............................  59,476   1,933,565
*   Civeo Corp............................................. 291,587     831,023
*   Clean Harbors, Inc..................................... 122,302   8,321,428
*   Colfax Corp............................................ 167,862   4,705,172
    Columbus McKinnon Corp.................................  68,989   2,533,966
    Comfort Systems USA, Inc...............................  53,059   2,837,595
*   Commercial Vehicle Group, Inc..........................  80,072     535,682
    CompX International, Inc...............................   5,744      74,902
*   Continental Building Products, Inc.....................  14,078     391,509
*   Continental Materials Corp.............................   1,419      22,002
    Copa Holdings SA, Class A..............................   6,502     470,940
    Costamare, Inc......................................... 183,844     974,373
#   Covanta Holding Corp................................... 116,162   1,706,420
*   Covenant Transportation Group, Inc., Class A...........  76,284   1,909,389
*   CPI Aerostructures, Inc................................  88,845     604,146
    CRA International, Inc.................................  29,637   1,249,200
    Crane Co...............................................   6,758     588,216
*   CSW Industrials, Inc...................................  32,288   1,486,217
    Cubic Corp.............................................  32,588   2,138,099
    Curtiss-Wright Corp.................................... 116,759  12,780,440
    DMC Global, Inc........................................  16,522     636,923
    Douglas Dynamics, Inc..................................  72,976   3,166,429

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
*   Ducommun, Inc..........................................    41,557 $ 1,544,258
*   DXP Enterprises, Inc...................................    67,928   2,158,752
*   Eagle Bulk Shipping, Inc...............................    81,098     404,679
    Eastern Co. (The)......................................    34,760     983,708
*   Echo Global Logistics, Inc.............................   134,232   3,451,105
    Ecology and Environment, Inc., Class A.................     7,348      95,157
    EMCOR Group, Inc.......................................    20,058   1,423,717
    Encore Wire Corp.......................................   119,350   5,275,270
    EnerSys................................................    85,269   6,784,854
*   Engility Holdings, Inc.................................    50,346   1,562,236
    Ennis, Inc.............................................    94,663   1,832,676
    EnPro Industries, Inc..................................    57,985   3,606,667
#   ESCO Technologies, Inc.................................    72,124   4,415,431
    Espey Manufacturing & Electronics Corp.................    13,355     373,940
    Essendant, Inc.........................................    80,398   1,024,271
*   Esterline Technologies Corp............................   115,595  13,566,229
    Federal Signal Corp....................................   321,300   7,065,387
    Fluor Corp.............................................    89,999   3,947,356
    Forward Air Corp.......................................    16,501     989,895
*   Franklin Covey Co......................................    87,887   1,963,396
    Franklin Electric Co., Inc.............................    25,305   1,073,438
*   FreightCar America, Inc................................    50,742     725,611
#*  FTI Consulting, Inc....................................   144,771  10,005,124
#   GATX Corp..............................................   210,036  15,737,997
*   Genco Shipping & Trading, Ltd..........................    60,998     672,198
*   Gencor Industries, Inc.................................    49,396     562,126
#*  Genesee & Wyoming, Inc., Class A.......................   209,015  16,560,258
*   Gibraltar Industries, Inc..............................   148,815   5,303,767
#*  Goldfield Corp. (The)..................................   107,955     399,434
    Gorman-Rupp Co. (The)..................................   138,820   4,789,290
*   GP Strategies Corp.....................................   158,980   2,322,698
    Graham Corp............................................    20,694     509,279
    Granite Construction, Inc..............................   158,137   7,230,024
*   Great Lakes Dredge & Dock Corp.........................   182,504   1,060,348
#   Greenbrier Cos., Inc. (The)............................   116,098   5,508,850
    Griffon Corp...........................................   273,394   3,313,535
    H&E Equipment Services, Inc............................    65,215   1,571,029
#   Hawaiian Holdings, Inc.................................   120,875   4,183,484
    Heidrick & Struggles International, Inc................    73,557   2,538,452
*   Heritage-Crystal Clean, Inc............................    41,140     945,809
#*  Hertz Global Holdings, Inc.............................   163,778   2,251,947
#*  Hill International, Inc................................    29,753      83,903
*   Houston Wire & Cable Co................................     5,927      37,044
*   Hub Group, Inc., Class A...............................   110,401   5,058,574
*   Hudson Global, Inc.....................................    10,157      15,845
#*  Hudson Technologies, Inc...............................    13,844      11,473
    Hurco Cos., Inc........................................    33,696   1,372,775
*   Huron Consulting Group, Inc............................    97,248   5,299,044
#*  Huttig Building Products, Inc..........................     5,667      21,138
    Hyster-Yale Materials Handling, Inc....................    48,502   2,931,946
    ICF International, Inc.................................    59,420   4,375,689
*   IES Holdings, Inc......................................     1,429      25,350
*   InnerWorkings, Inc.....................................   355,918   2,559,050
*   Innovative Solutions & Support, Inc....................     5,621      13,603
    Insteel Industries, Inc................................   100,166   2,616,336
    ITT, Inc...............................................    69,913   3,530,606
    Jacobs Engineering Group, Inc..........................   462,056  34,695,785
*   JetBlue Airways Corp................................... 1,410,800  23,602,684
    Kadant, Inc............................................    57,727   5,697,655

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Kaman Corp.............................................  76,564 $ 4,863,345
    KAR Auction Services, Inc..............................   4,496     256,002
    KBR, Inc...............................................  95,856   1,896,032
    Kelly Services, Inc., Class A.......................... 106,248   2,495,766
    Kennametal, Inc........................................  68,587   2,431,409
#*  KeyW Holding Corp. (The)............................... 249,452   1,953,209
    Kforce, Inc............................................   1,297      39,974
    Kimball International, Inc., Class B................... 137,692   2,266,410
#*  Kirby Corp............................................. 189,466  13,630,184
#   Knight-Swift Transportation Holdings, Inc.............. 273,321   8,746,272
    Korn/Ferry International............................... 202,075   9,121,665
#*  Kratos Defense & Security Solutions, Inc............... 160,563   2,011,854
*   Lawson Products, Inc...................................  26,425     873,611
*   LB Foster Co., Class A.................................  67,369   1,224,768
*   Limbach Holdings, Inc..................................  26,943     255,689
    LS Starrett Co. (The), Class A.........................   1,973      10,694
#   LSC Communications, Inc................................   1,349      12,721
    LSI Industries, Inc....................................   7,339      31,704
*   Lydall, Inc............................................ 102,737   3,068,754
#   Macquarie Infrastructure Corp..........................  97,377   3,598,080
*   Manitex International, Inc.............................   1,256      10,726
#*  Manitowoc Co., Inc. (The)..............................  23,076     421,829
    ManpowerGroup, Inc.....................................  93,355   7,122,053
    Marten Transport, Ltd.................................. 380,503   7,328,488
#*  MasTec, Inc............................................ 222,715   9,690,330
*   Mastech Digital, Inc...................................   4,616      30,235
    Matson, Inc............................................ 178,811   6,272,690
    Matthews International Corp., Class A..................  82,345   3,427,199
    McGrath RentCorp.......................................  70,821   3,781,133
#*  Mercury Systems, Inc................................... 112,774   5,284,590
    Miller Industries, Inc.................................  59,589   1,440,266
*   Mistras Group, Inc.....................................  72,499   1,442,730
    Mobile Mini, Inc....................................... 198,332   8,155,412
    Moog, Inc., Class A....................................  62,431   4,466,938
*   MRC Global, Inc........................................ 385,714   6,105,853
    Mueller Industries, Inc................................ 157,518   3,835,563
    Mueller Water Products, Inc., Class A.................. 291,378   2,989,538
#   Multi-Color Corp.......................................  56,761   3,017,415
*   MYR Group, Inc.........................................  70,755   2,362,509
#   National Presto Industries, Inc........................   6,413     799,509
    Navigant Consulting, Inc............................... 149,224   3,223,238
#*  Nexeo Solutions, Inc...................................  36,401     380,390
*   NL Industries, Inc.....................................  20,769     110,076
#   NN, Inc................................................ 139,284   1,615,694
#*  Northwest Pipe Co......................................  49,535     882,218
#*  NOW, Inc............................................... 300,563   3,859,229
#*  NV5 Global, Inc........................................  32,961   2,573,265
*   Orion Group Holdings, Inc.............................. 510,337   2,408,791
    Oshkosh Corp........................................... 188,184  10,564,650
    Owens Corning.......................................... 335,482  15,858,234
*   PAM Transportation Services, Inc.......................  25,480   1,493,638
    Park-Ohio Holdings Corp................................  40,384   1,335,903
*   Patriot Transportation Holding, Inc....................   9,898     197,960
*   Perma-Pipe International Holdings, Inc.................  44,798     409,902
    PICO Holdings, Inc.....................................  61,148     698,310
#*  Pioneer Power Solutions, Inc...........................   1,400       7,000
    Powell Industries, Inc.................................  57,801   1,685,477
    Preformed Line Products Co.............................  18,415   1,163,828
    Primoris Services Corp.................................  69,506   1,471,442

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
#   Quad/Graphics, Inc.....................................  77,501 $ 1,195,840
    Quanex Building Products Corp..........................  92,256   1,367,234
*   Quanta Services, Inc................................... 523,002  16,317,662
*   Radiant Logistics, Inc................................. 133,566     726,599
    Raven Industries, Inc..................................  54,215   2,357,268
#*  RBC Bearings, Inc......................................   1,128     166,583
    RCM Technologies, Inc..................................  78,752     333,121
    Regal Beloit Corp...................................... 140,077  10,043,521
    Resources Connection, Inc.............................. 106,756   1,742,258
#*  Roadrunner Transportation Systems, Inc.................  20,600       9,466
    Rush Enterprises, Inc., Class A........................ 197,465   6,988,286
    Rush Enterprises, Inc., Class B........................  51,902   1,871,586
    Ryder System, Inc...................................... 233,530  12,916,544
*   Saia, Inc.............................................. 127,647   8,023,890
#   Scorpio Bulkers, Inc................................... 193,251   1,229,076
    Servotronics, Inc......................................   7,061      68,139
*   SIFCO Industries, Inc..................................  12,483      61,611
    Simpson Manufacturing Co., Inc......................... 108,436   6,189,527
    SkyWest, Inc........................................... 240,109  13,755,845
*   SP Plus Corp...........................................  72,111   2,304,668
    Spartan Motors, Inc.................................... 123,989     834,446
*   Sparton Corp...........................................  56,079     694,258
*   Spirit Airlines, Inc................................... 226,203  11,739,936
*   SPX Corp...............................................  66,528   1,950,601
*   SPX FLOW, Inc..........................................  63,724   2,181,273
    Standex International Corp.............................  54,396   4,412,604
    Steelcase, Inc., Class A............................... 206,657   3,430,506
*   Sterling Construction Co., Inc......................... 101,660   1,154,858
#*  Sunrun, Inc............................................  13,317     163,266
    Systemax, Inc.......................................... 173,866   5,617,610
*   Taylor Devices, Inc....................................     806       9,430
#*  Team, Inc.............................................. 114,209   2,272,759
*   Teledyne Technologies, Inc.............................  11,391   2,520,600
#   Terex Corp............................................. 293,538   9,801,234
    Tetra Tech, Inc........................................ 146,694   9,687,672
*   Textainer Group Holdings, Ltd..........................  36,022     422,538
*   Thermon Group Holdings, Inc............................ 123,885   2,673,438
    Titan International, Inc...............................  44,613     314,968
#*  Titan Machinery, Inc...................................  36,125     514,781
*   Transcat, Inc..........................................   3,643      75,447
*   TriMas Corp............................................ 139,851   4,118,612
    Trinity Industries, Inc................................ 637,050  18,187,777
#   Triton International, Ltd.............................. 221,184   7,115,489
#   Triumph Group, Inc..................................... 134,156   2,448,347
*   TrueBlue, Inc..........................................  97,479   2,274,185
#*  Tutor Perini Corp...................................... 103,802   1,608,931
*   Twin Disc, Inc.........................................  52,096     996,596
*   Ultralife Corp.........................................  50,207     339,901
#   UniFirst Corp..........................................  54,384   8,119,531
    Universal Forest Products, Inc......................... 262,158   7,411,207
    Universal Logistics Holdings, Inc......................  11,902     323,377
#   US Ecology, Inc........................................   2,197     153,636
*   USA Truck, Inc.........................................  33,000     649,110
    Valmont Industries, Inc................................   8,234   1,023,569
*   Vectrus, Inc...........................................  45,922   1,230,710
*   Veritiv Corp...........................................  46,783   1,559,745
    Viad Corp.............................................. 103,803   4,971,126
    Virco Manufacturing Corp...............................  23,168     100,317
#*  Vivint Solar, Inc......................................   9,407      48,822

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                             ------- ------------
INDUSTRIALS -- (Continued)
     VSE Corp...............................................  31,898 $  1,000,321
#    Wabash National Corp................................... 188,853    2,851,680
     Watts Water Technologies, Inc., Class A................ 112,276    7,864,934
#*   Welbilt, Inc...........................................   5,492      102,810
#    Werner Enterprises, Inc................................ 195,831    6,303,800
*    Wesco Aircraft Holdings, Inc........................... 333,992    3,400,039
*    WESCO International, Inc............................... 148,917    7,472,655
#*   Willdan Group, Inc.....................................  16,551      499,840
*    Willis Lease Finance Corp..............................  36,581    1,266,434
*    XPO Logistics, Inc..................................... 167,572   14,977,585
                                                                     ------------
TOTAL INDUSTRIALS...........................................          939,670,482
                                                                     ------------
INFORMATION TECHNOLOGY -- (9.5%)
*    ACI Worldwide, Inc.....................................     400       10,036
*>>  Actua Corp.............................................  11,098       12,041
     ADTRAN, Inc............................................  64,984      873,385
*    Advanced Energy Industries, Inc........................  13,947      600,139
*    Agilysys, Inc..........................................  65,359    1,063,391
*    Alpha & Omega Semiconductor, Ltd.......................  67,994      630,304
     American Software, Inc., Class A.......................  19,941      229,521
*    Amkor Technology, Inc.................................. 257,173    1,838,787
#*   Amtech Systems, Inc....................................  16,144       75,715
*    Anixter International, Inc............................. 107,986    7,093,600
#*   Applied Optoelectronics, Inc...........................     567       11,130
*    ARRIS International P.L.C.............................. 409,832   10,192,522
*    Arrow Electronics, Inc................................. 406,704   27,537,928
     AstroNova, Inc.........................................  30,330      585,976
#*   Asure Software, Inc....................................   9,040      100,706
*    Aviat Networks, Inc....................................   5,300       78,493
     Avnet, Inc............................................. 419,335   16,802,753
     AVX Corp............................................... 220,670    3,680,776
*    Aware, Inc.............................................  60,293      230,922
*    Axcelis Technologies, Inc.............................. 120,151    2,073,806
#*   AXT, Inc............................................... 225,381    1,485,261
     Bel Fuse, Inc., Class A................................   9,916      185,826
     Bel Fuse, Inc., Class B................................  34,630      761,860
#    Belden, Inc............................................   6,643      359,054
     Benchmark Electronics, Inc............................. 204,163    4,456,878
#*   BroadVision, Inc.......................................  13,792       24,136
     Brooks Automation, Inc................................. 176,037    5,462,428
#*   BSQUARE Corp...........................................  33,602       77,285
#    Cabot Microelectronics Corp............................   4,043      394,678
*    CACI International, Inc., Class A...................... 127,408   22,737,232
*    Calix, Inc.............................................  30,549      223,008
     Cass Information Systems, Inc..........................   1,144       75,618
     CCUR Holdings, Inc.....................................  33,012      126,436
*    CEVA, Inc..............................................   2,407       59,308
#*   Cirrus Logic, Inc...................................... 146,771    5,495,106
#*   Clearfield, Inc........................................   8,287       99,610
#*   Coherent, Inc..........................................  25,555    3,146,843
     Cohu, Inc..............................................  83,148    1,729,478
     Communications Systems, Inc............................  19,486       56,509
*    Computer Task Group, Inc...............................  38,437      181,807
     Comtech Telecommunications Corp........................  96,959    2,707,095
*    Conduent, Inc.......................................... 137,070    2,618,037
#*   Control4 Corp..........................................  40,177    1,121,742
*    CoreLogic, Inc......................................... 108,539    4,408,854
*    Cray, Inc.............................................. 126,558    2,871,601
#*   Cree, Inc.............................................. 264,853   10,281,593

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#   CSG Systems International, Inc.........................  18,064 $   634,046
    CSP, Inc...............................................   5,466      68,325
    CTS Corp...............................................  91,183   2,433,674
#*  CyberOptics Corp.......................................  53,209   1,124,838
#   Cypress Semiconductor Corp............................. 181,517   2,348,830
    Daktronics, Inc........................................ 114,192     834,744
*   Data I/O Corp..........................................   8,074      40,289
*   Digi International, Inc................................ 123,142   1,428,447
*   Diodes, Inc............................................ 224,637   6,781,791
*   DSP Group, Inc.........................................  85,319   1,043,451
*   EchoStar Corp., Class A................................ 141,404   5,733,932
*   Edgewater Technology, Inc..............................  73,779     343,072
#*  Electro Scientific Industries, Inc..................... 110,252   3,197,308
#*  Electronics For Imaging, Inc........................... 174,353   5,309,049
*   EMCORE Corp............................................  18,011      88,794
    Entegris, Inc.......................................... 110,779   2,940,075
*   ePlus, Inc.............................................  73,979   6,279,338
*   Everi Holdings, Inc....................................  15,873     114,286
*   ExlService Holdings, Inc...............................   4,788     306,911
*   Extreme Networks, Inc..................................  10,347      57,426
*   Fabrinet............................................... 126,948   5,499,387
*   FARO Technologies, Inc.................................  51,623   2,609,026
#*  Finisar Corp........................................... 201,968   3,370,846
*   Finjan Holdings, Inc...................................  72,335     263,299
*   First Solar, Inc.......................................  73,494   3,072,049
#*  Fitbit, Inc., Class A..................................   2,471      11,688
*   Flex, Ltd.............................................. 197,545   1,552,704
#*  FormFactor, Inc........................................ 233,227   2,854,699
*   Frequency Electronics, Inc.............................  37,991     421,700
    GlobalSCAPE, Inc.......................................  12,048      48,312
*   GSE Systems, Inc.......................................  23,168      71,589
*   GSI Technology, Inc....................................  76,558     452,458
    Hackett Group, Inc. (The)..............................  87,795   1,797,164
#*  Harmonic, Inc.......................................... 513,313   2,828,355
#*  Ichor Holdings, Ltd....................................   9,855     174,926
#*  ID Systems, Inc........................................  23,847     149,163
#*  II-VI, Inc.............................................  77,315   2,878,437
*   Infinera Corp.......................................... 137,000     758,980
*   Information Services Group, Inc........................  14,914      61,297
*   Insight Enterprises, Inc............................... 137,520   7,108,409
*   Integrated Device Technology, Inc......................  28,336   1,326,408
#*  Internap Corp.......................................... 236,782   2,029,222
*   inTEST Corp............................................  50,760     373,086
#*  Intevac, Inc...........................................  53,532     256,954
#*  Iteris, Inc............................................     600       2,592
#*  Itron, Inc.............................................  32,663   1,703,049
    Jabil, Inc............................................. 608,732  15,053,942
*   KEMET Corp.............................................  97,770   2,129,431
*   Key Tronic Corp........................................  54,827     401,882
*   Kimball Electronics, Inc............................... 108,009   1,987,366
#*  Knowles Corp........................................... 504,612   8,164,622
    Kulicke & Soffa Industries, Inc........................ 202,921   4,125,384
*   KVH Industries, Inc....................................  80,831     998,263
*   Lantronix, Inc.........................................  11,150      42,259
*   Lattice Semiconductor Corp............................. 283,460   1,703,595
    Leidos Holdings, Inc...................................   5,850     378,963
*   LGL Group, Inc. (The)..................................   9,599      58,554
#*  LightPath Technologies, Inc., Class A..................  10,656      19,394
*   Limelight Networks, Inc................................  41,289     166,395

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#   Littelfuse, Inc........................................   7,282 $ 1,319,207
*   LiveRamp Holdings, Inc................................. 247,839  11,321,286
    LogMeIn, Inc...........................................  36,374   3,132,529
*   LRAD Corp..............................................  12,911      38,087
*   Luna Innovations, Inc..................................  51,855     169,047
#*  MACOM Technology Solutions Holdings, Inc...............     800      11,256
    ManTech International Corp., Class A................... 101,816   5,832,021
    Marvell Technology Group, Ltd.......................... 427,745   7,019,295
#*  MaxLinear, Inc.........................................   4,091      79,406
    Methode Electronics, Inc............................... 159,696   4,727,002
    MKS Instruments, Inc................................... 172,747  12,729,726
    Monotype Imaging Holdings, Inc.........................  42,651     747,672
#   MTS Systems Corp.......................................   4,893     231,684
*   Nanometrics, Inc.......................................  91,967   2,948,462
*   Napco Security Technologies, Inc.......................  45,508     640,298
#*  NeoPhotonics Corp......................................   2,565      20,520
*   NETGEAR, Inc...........................................  98,253   5,451,076
#*  NetScout Systems, Inc.................................. 267,137   6,747,881
    Network-1 Technologies, Inc............................   4,934      13,223
*   Novanta, Inc...........................................  39,009   2,270,714
    NVE Corp...............................................     502      42,519
*   ON Semiconductor Corp.................................. 360,731   6,132,427
#*  OneSpan, Inc...........................................  99,844   1,465,211
*   Optical Cable Corp.....................................  31,026     147,374
#*  OSI Systems, Inc.......................................  46,194   3,194,777
#*  PAR Technology Corp....................................  56,039     991,890
#   Park Electrochemical Corp..............................  49,778     879,080
    PC Connection, Inc..................................... 219,186   7,263,824
*   PCM, Inc............................................... 111,274   2,099,740
    PC-Tel, Inc............................................  78,394     346,501
#*  PDF Solutions, Inc.....................................   1,899      15,192
*   Perceptron, Inc........................................  58,259     463,159
#*  Perficient, Inc........................................ 129,301   3,235,111
*   PFSweb, Inc............................................   2,300      16,307
*   Photronics, Inc........................................ 209,678   2,042,264
*   Plexus Corp............................................  70,407   4,111,769
*   PRGX Global, Inc.......................................  27,766     238,232
    Progress Software Corp.................................  48,687   1,564,800
    QAD, Inc., Class B.....................................     465      14,527
*   Qumu Corp..............................................  10,656      24,722
#*  Rambus, Inc............................................  64,258     559,687
#*  RealNetworks, Inc...................................... 108,649     229,249
#   RF Industries, Ltd.....................................  15,951     123,780
*   Ribbon Communications, Inc............................. 144,688     983,878
    Richardson Electronics, Ltd............................  37,022     282,848
#*  Rogers Corp............................................  37,796   4,651,176
*   Rubicon Project, Inc. (The)............................ 211,583     721,498
*   Rudolph Technologies, Inc.............................. 152,807   3,176,858
*   Sanmina Corp........................................... 275,108   6,960,232
*   ScanSource, Inc........................................  90,614   3,523,072
*   Seachange International, Inc...........................   9,560      15,583
*   Semtech Corp...........................................  27,029   1,214,683
*   Silicon Laboratories, Inc..............................   9,636     785,623
#*  Socket Mobile, Inc.....................................   2,820       4,850
#*  SolarEdge Technologies, Inc............................  23,675     916,933
#*  StarTek, Inc...........................................   2,241      12,796
#*  Steel Connect, Inc..................................... 106,769     218,876
#*  Stratasys, Ltd......................................... 158,050   3,012,433
*   Super Micro Computer, Inc..............................  76,108     997,015

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Sykes Enterprises, Inc................................. 139,378 $  4,274,723
#*  Synacor, Inc...........................................  17,218       30,992
#*  Synaptics, Inc.........................................  91,624    3,439,565
    SYNNEX Corp............................................ 243,756   18,917,903
*   Tech Data Corp......................................... 202,316   14,295,649
#*  Telaria, Inc...........................................  68,026      199,316
#*  Telenav, Inc........................................... 233,607      995,166
#   Teradyne, Inc..........................................  46,699    1,608,781
    TESSCO Technologies, Inc...............................  38,446      464,620
    TiVo Corp.............................................. 146,767    1,614,437
*   Trio-Tech International................................   5,279       22,219
#*  TTM Technologies, Inc.................................. 351,964    4,117,979
#*  Ultra Clean Holdings, Inc..............................  48,986      515,333
#*  Veeco Instruments, Inc................................. 223,643    2,126,845
*   Verint Systems, Inc....................................  12,134      554,160
#*  ViaSat, Inc............................................   2,228      142,057
*   Viavi Solutions, Inc................................... 264,089    3,044,946
*   Virtusa Corp........................................... 144,637    7,172,549
#   Vishay Intertechnology, Inc............................ 441,057    8,071,343
*   Vishay Precision Group, Inc............................  46,599    1,512,138
    Wayside Technology Group, Inc..........................   3,889       49,507
*   Westell Technologies, Inc., Class A....................   4,100       10,865
    Xerox Corp............................................. 141,805    3,952,105
    Xperi Corp............................................. 127,268    1,654,484
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          469,802,259
                                                                    ------------
MATERIALS -- (6.0%)
>>  A Schulman, Inc........................................ 112,296      214,485
*   AdvanSix, Inc..........................................     294        8,156
*   AgroFresh Solutions, Inc...............................  45,380      259,120
#   Albemarle Corp.........................................  31,915    3,166,606
*   Alcoa Corp............................................. 437,568   15,310,504
#*  Allegheny Technologies, Inc............................  90,394    2,340,301
    American Vanguard Corp................................. 105,592    1,700,031
#*  Ampco-Pittsburgh Corp..................................   2,612        9,691
    AptarGroup, Inc........................................   1,912      194,948
    Ashland Global Holdings, Inc...........................  67,900    5,023,242
    Bemis Co., Inc.........................................  71,834    3,287,842
    Boise Cascade Co.......................................  45,513    1,401,345
    Cabot Corp.............................................  68,149    3,317,493
#   Carpenter Technology Corp.............................. 194,577    8,485,503
#*  Century Aluminum Co.................................... 159,231    1,264,294
    Chase Corp.............................................  15,612    1,683,598
*   Clearwater Paper Corp..................................     483       11,660
#*  Coeur Mining, Inc...................................... 772,712    3,693,563
    Commercial Metals Co................................... 399,069    7,606,255
    Core Molding Technologies, Inc.........................  23,022      156,780
    Domtar Corp............................................ 280,898   13,008,386
*   Ferro Corp.............................................  83,666    1,417,302
#   Ferroglobe P.L.C....................................... 135,497      825,177
#*  Flotek Industries, Inc.................................   5,799       10,496
    Friedman Industries, Inc...............................  17,858      157,150
    FutureFuel Corp........................................ 113,450    1,860,580
    Gold Resource Corp.....................................  47,640      206,281
#   Graphic Packaging Holding Co........................... 462,096    5,087,677
    Greif, Inc., Class A...................................  44,035    2,082,855
    Greif, Inc., Class B...................................   4,327      222,235
    Hawkins, Inc...........................................  10,835      364,706
    Haynes International, Inc..............................  38,103    1,103,463

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
MATERIALS -- (Continued)
#   HB Fuller Co...........................................   136,524 $  6,069,857
#   Hecla Mining Co........................................ 4,182,781   10,038,674
    Huntsman Corp..........................................   365,482    7,996,746
    Innophos Holdings, Inc.................................    32,585      954,741
    Innospec, Inc..........................................    69,882    4,676,503
*   Intrepid Potash, Inc...................................   347,599    1,373,016
    Kaiser Aluminum Corp...................................    70,836    6,755,629
    KapStone Paper and Packaging Corp......................   378,704   13,254,640
    KMG Chemicals, Inc.....................................    22,487    1,686,975
*   Kraton Corp............................................    71,401    1,966,384
    Louisiana-Pacific Corp.................................   494,771   10,771,165
*   LSB Industries, Inc....................................    42,892      325,979
    Materion Corp..........................................    86,073    4,891,529
    Mercer International, Inc..............................   221,018    3,361,684
    Minerals Technologies, Inc.............................   106,056    5,806,566
    Mosaic Co. (The).......................................   320,151    9,905,472
    Myers Industries, Inc..................................    86,603    1,373,524
    Neenah, Inc............................................    46,921    3,775,264
#   Nexa Resources SA......................................    21,718      242,156
    Northern Technologies International Corp...............    21,014      679,803
    Olin Corp..............................................   404,464    8,170,173
    Olympic Steel, Inc.....................................    48,773      919,859
*   OMNOVA Solutions, Inc..................................    73,677      544,473
#   PH Glatfelter Co.......................................   220,312    3,943,585
#*  Platform Specialty Products Corp.......................   591,029    6,394,934
    PolyOne Corp...........................................    46,159    1,491,397
#*  PQ Group Holdings, Inc.................................    13,368      214,556
#   Quaker Chemical Corp...................................    22,727    4,088,587
#   Rayonier Advanced Materials, Inc.......................    27,955      346,083
    Reliance Steel & Aluminum Co...........................   252,912   19,959,815
*   Resolute Forest Products, Inc..........................   178,750    2,014,513
#   Royal Gold, Inc........................................    56,713    4,345,917
    Schnitzer Steel Industries, Inc., Class A..............   143,452    3,858,859
    Schweitzer-Mauduit International, Inc..................    47,351    1,511,444
#   Sensient Technologies Corp.............................    16,762    1,087,183
    Sonoco Products Co.....................................    85,205    4,650,489
    Steel Dynamics, Inc....................................   342,958   13,581,137
    Stepan Co..............................................    37,887    3,129,087
#*  Summit Materials, Inc., Class A........................       823       11,111
*   SunCoke Energy, Inc....................................   239,406    2,681,347
#   Synalloy Corp..........................................    30,275      559,785
#*  TimkenSteel Corp.......................................   476,329    5,539,706
*   Trecora Resources......................................    38,342      414,094
    Tredegar Corp..........................................   123,927    2,305,042
    Tronox, Ltd., Class A..................................   531,540    6,086,133
*   UFP Technologies, Inc..................................    12,347      426,218
    United States Lime & Minerals, Inc.....................    11,289      846,788
#   United States Steel Corp...............................   233,782    6,202,236
*   Universal Stainless & Alloy Products, Inc..............    31,450      617,678
#*  US Concrete, Inc.......................................       420       13,709
#   Valvoline, Inc.........................................   107,752    2,146,420
*   Verso Corp., Class A...................................   108,174    3,040,771
    Westlake Chemical Corp.................................    50,959    3,633,377
    Worthington Industries, Inc............................   110,280    4,618,526
                                                                      ------------
TOTAL MATERIALS............................................            300,783,064
                                                                      ------------
REAL ESTATE -- (0.2%)
    Alexander & Baldwin, Inc...............................    86,783    1,695,740
#   Consolidated-Tomoka Land Co............................     6,494      376,132

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                Shares       Value+
                                                              ---------- --------------
REAL ESTATE -- (Continued)
      CorePoint Lodging, Inc.................................     28,490 $      466,381
#*    Forestar Group, Inc....................................     13,189        237,402
*     FRP Holdings, Inc......................................     28,154      1,364,624
      Griffin Industrial Realty, Inc.........................     10,606        372,483
#*    Howard Hughes Corp. (The)..............................     15,736      1,754,879
*     Rafael Holdings, Inc., Class B.........................     51,924        422,661
      RE/MAX Holdings, Inc., Class A.........................      4,940        184,707
#     Realogy Holdings Corp..................................    125,857      2,400,093
#*    St Joe Co. (The).......................................     14,357        218,083
#*    Stratus Properties, Inc................................     26,736        771,334
*     Tejon Ranch Co.........................................     47,532        903,108
*     Trinity Place Holdings, Inc............................     25,941        138,525
                                                                         --------------
TOTAL REAL ESTATE............................................                11,306,152
                                                                         --------------
UTILITIES -- (0.1%)
#*    AquaVenture Holdings, Ltd..............................      2,025         33,919
      Consolidated Water Co., Ltd............................      3,282         40,369
#     Genie Energy, Ltd., Class B............................     78,472        415,902
#     Ormat Technologies, Inc................................     45,985      2,353,052
#     TerraForm Power, Inc., Class A.........................      4,049         45,632
*     Vistra Energy Corp.....................................    142,213      3,218,280
                                                                         --------------
TOTAL UTILITIES..............................................                 6,107,154
                                                                         --------------
TOTAL COMMON STOCKS..........................................             4,568,537,456
                                                                         --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>   Media General, Inc. Contingent Value Rights............    109,358         10,936
                                                                         --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................     23,037        563,485
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             4,569,111,877
                                                                         --------------

                                                                             Value
                                                                         --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 15,083,209     15,083,209
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (7.8%)
@(S)  DFA Short Term Investment Fund......................... 33,402,466    386,466,527
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,273,014,420)....................................              $4,970,661,613
                                                                         ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                            Investments in Securities (Market Value)
                           -------------------------------------------
                              Level 1    Level 2 Level 3     Total
                           ------------- ------- ------- -------------
Common Stocks
   Communication Services. $ 137,846,209   --      --    $ 137,846,209
   Consumer Discretionary.   611,776,014   --      --      611,776,014
   Consumer Staples.......   147,879,602   --      --      147,879,602
   Energy.................   413,634,635   --      --      413,634,635

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                           Level 1       Level 2    Level 3     Total
                                                        -------------- ------------ ------- --------------
   Financials.......................................... $1,283,402,128 $     41,451   --    $1,283,443,579
   Healthcare..........................................    246,288,306           --   --       246,288,306
   Industrials.........................................    939,670,482           --   --       939,670,482
   Information Technology..............................    469,790,218       12,041   --       469,802,259
   Materials...........................................    300,568,579      214,485   --       300,783,064
   Real Estate.........................................     11,306,152           --   --        11,306,152
   Utilities...........................................      6,107,154           --   --         6,107,154
Preferred Stocks
   Consumer Discretionary..............................        563,485           --   --           563,485
Rights/Warrants
   Consumer Discretionary..............................             --       10,936   --            10,936
Temporary Cash Investments.............................     15,083,209           --   --        15,083,209
Securities Lending Collateral..........................             --  386,466,527   --       386,466,527
                                                        -------------- ------------   --    --------------
TOTAL.................................................. $4,583,916,173 $386,745,440   --    $4,970,661,613
                                                        ============== ============   ==    ==============




                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares    Value+
                                                             ------- ----------
 COMMON STOCKS -- (88.6%)
 COMMUNICATION SERVICES -- (3.1%)
     A.H. Belo Corp., Class A...............................  57,261 $  261,683
 #   AMC Entertainment Holdings, Inc., Class A..............       1         19
 #*  AMC Networks, Inc., Class A............................  36,003  2,109,056
 *   ANGI Homeservices, Inc., Class A.......................   8,951    171,322
     ATN International, Inc.................................  26,846  2,268,219
 *   Ballantyne Strong, Inc.................................  22,717     91,777
     Beasley Broadcast Group, Inc., Class A.................   5,471     36,492
 *   Boingo Wireless, Inc................................... 122,210  3,828,839
 #*  Boston Omaha Corp., Class A............................     991     27,431
     Cable One, Inc.........................................     422    378,002
 *   Care.com, Inc..........................................  23,412    412,051
 #*  Cars.com, Inc..........................................  90,920  2,373,921
 #*  Central European Media Enterprises, Ltd., Class A......  10,076     34,057
 #*  Cincinnati Bell, Inc...................................  80,329  1,139,869
     Clear Channel Outdoor Holdings, Inc., Class A..........  17,637    102,647
 #   Cogent Communications Holdings, Inc....................  90,169  4,686,985
 *   comScore, Inc..........................................   6,536    104,249
 #   Consolidated Communications Holdings, Inc..............  87,422  1,094,523
 #*  Daily Journal Corp.....................................     249     59,023
 #   Emerald Expositions Events, Inc........................     850     12,427
 #   Entercom Communications Corp., Class A.................  61,561    399,531
     Entravision Communications Corp., Class A.............. 138,763    685,489
 #   EW Scripps Co. (The), Class A.......................... 152,076  2,557,918
 #   Gannett Co., Inc....................................... 116,482  1,129,875
 *   Glu Mobile, Inc........................................  24,461    172,450
 #*  Gray Television, Inc................................... 134,064  2,320,648
 *   Gray Television, Inc., Class A.........................     912     14,049
 *   Harte-Hanks, Inc.......................................   2,579     14,133
 #*  Hemisphere Media Group, Inc............................  20,085    270,545
     IDT Corp., Class B.....................................  73,066    514,385
 *   IMAX Corp..............................................  33,491    648,386
 *   Intelsat SA............................................  34,330    894,640
 #*  Iridium Communications, Inc............................ 112,323  2,225,119
     John Wiley & Sons, Inc., Class A.......................  56,543  3,066,892
 #*  Lee Enterprises, Inc...................................  36,719     98,040
 *   Liberty Latin America, Ltd., Class A...................  51,030    917,519
 *   Liberty Latin America, Ltd., Class C...................  46,382    835,340
 *   Liberty TripAdvisor Holdings, Inc., Class A............ 137,802  1,987,105
 #   Lions Gate Entertainment Corp., Class A................  16,488    315,910
     Lions Gate Entertainment Corp., Class B................   5,268     93,718
     Marchex, Inc., Class B.................................  34,758     95,932
     Marcus Corp. (The).....................................  46,006  1,795,154
 #*  McClatchy Co. (The), Class A...........................   1,342     10,312
 #*  Meet Group, Inc. (The)................................. 235,092  1,036,756
 #   Meredith Corp..........................................  68,433  3,528,406
 #*  MSG Networks, Inc., Class A............................  69,794  1,783,237
     National CineMedia, Inc................................ 494,358  4,424,504
     New Media Investment Group, Inc........................  78,714  1,105,932
 #   New York Times Co. (The), Class A...................... 236,803  6,251,599
 #   Nexstar Media Group, Inc., Class A.....................  73,168  5,479,552
 #*  ORBCOMM, Inc........................................... 251,919  2,400,788
 *   pdvWireless, Inc.......................................     506     20,493
 *   QuinStreet, Inc........................................ 147,745  2,349,146
 *   Reading International, Inc., Class A...................  35,897    521,224
 *   Reading International, Inc., Class B...................   2,340     73,616
 *   Rosetta Stone, Inc.....................................  41,894    870,976

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
COMMUNICATION SERVICES -- (Continued)
    Saga Communications, Inc., Class A.....................    17,282 $    605,561
    Salem Media Group, Inc.................................    16,375       48,306
    Scholastic Corp........................................    54,523    2,365,208
    Shenandoah Telecommunications Co.......................   103,180    3,922,904
    Sinclair Broadcast Group, Inc., Class A................    91,559    2,622,250
#*  Social Reality, Inc....................................     4,334       11,312
    Spok Holdings, Inc.....................................    49,865      699,107
#*  TechTarget, Inc........................................    70,370    1,429,918
    TEGNA, Inc.............................................    13,912      160,545
    Telephone & Data Systems, Inc..........................   184,664    5,693,191
    Townsquare Media, Inc., Class A........................    17,324      119,536
#*  Travelzoo..............................................    10,952       84,002
    Tribune Media Co., Class A.............................     7,446      283,022
*   Tribune Publishing Co..................................    45,392      684,965
#*  TrueCar Inc............................................     9,370      106,631
*   United States Cellular Corp............................    34,381    1,642,380
#*  Urban One, Inc.........................................    39,200       91,336
*   Vonage Holdings Corp...................................   399,077    5,291,761
*   XO Group, Inc..........................................    95,386    3,301,309
*   Yelp, Inc..............................................     9,565      409,573
*   Zedge, Inc., Class B...................................    17,051       33,079
*   Zynga, Inc., Class A................................... 1,611,163    5,864,633
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            105,572,440
                                                                      ------------
CONSUMER DISCRETIONARY -- (12.8%)
*   1-800-Flowers.com, Inc., Class A.......................   124,949    1,305,717
    Aaron's, Inc...........................................   115,125    5,425,841
#   Abercrombie & Fitch Co., Class A.......................    68,294    1,345,392
#   Acushnet Holdings Corp.................................     3,559       86,946
*   Adtalem Global Education, Inc..........................    83,075    4,206,087
    AMCON Distributing Co..................................       300       24,885
#*  American Axle & Manufacturing Holdings, Inc............   205,794    3,121,895
#   American Eagle Outfitters, Inc.........................   290,242    6,692,981
*   American Outdoor Brands Corp...........................    61,458      840,745
*   American Public Education, Inc.........................    26,849      878,768
*   America's Car-Mart, Inc................................    24,910    1,865,759
    Ark Restaurants Corp...................................     3,723       87,342
#*  Asbury Automotive Group, Inc...........................    46,541    3,029,819
#*  Ascena Retail Group, Inc...............................   610,412    2,350,086
#*  At Home Group, Inc.....................................    15,219      416,087
*   AutoNation, Inc........................................    16,243      657,517
#*  Barnes & Noble Education, Inc..........................   128,713      734,951
#   Barnes & Noble, Inc....................................   227,184    1,438,075
    Bassett Furniture Industries, Inc......................    24,841      490,610
    BBX Capital Corp.......................................     9,792       57,283
*   Beazer Homes USA, Inc..................................     1,224       10,783
#   Bed Bath & Beyond, Inc.................................       891       12,242
#*  Belmond, Ltd., Class A.................................   168,286    2,881,056
#   Big 5 Sporting Goods Corp..............................     2,552        8,958
    Big Lots, Inc..........................................    76,317    3,168,682
#*  Biglari Holdings, Inc., Class A........................        59       44,250
*   Biglari Holdings, Inc., Class B........................     1,424      202,920
#   BJ's Restaurants, Inc..................................    66,028    4,039,593
    Bloomin' Brands, Inc...................................   171,794    3,427,290
#*  Bojangles', Inc........................................   110,231    1,742,752
#*  Boot Barn Holdings, Inc................................    68,491    1,690,358
    Bowl America, Inc., Class A............................     1,400       21,525
*   Bridgepoint Education, Inc.............................    56,497      542,371
*   Bright Horizons Family Solutions, Inc..................     3,592      412,757

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Brinker International, Inc.............................  64,831 $2,810,424
 #   Buckle, Inc. (The).....................................   6,297    128,459
 *   Build-A-Bear Workshop, Inc.............................  44,045    377,025
     Caleres, Inc...........................................  81,772  2,796,602
 #   Callaway Golf Co....................................... 201,077  4,303,048
 *   Cambium Learning Group, Inc............................  89,902  1,292,791
 #   Canterbury Park Holding Corp...........................   6,569     98,535
 *   Career Education Corp.................................. 221,026  3,178,354
     Carriage Services, Inc.................................  46,098    878,628
 *   Carrols Restaurant Group, Inc.......................... 134,360  1,768,178
     Cato Corp. (The), Class A..............................  39,416    759,940
 *   Cavco Industries, Inc..................................  16,785  3,367,239
 *   Century Casinos, Inc...................................   4,960     30,950
 *   Century Communities, Inc............................... 268,526  5,698,122
 #   Cheesecake Factory, Inc. (The).........................  72,263  3,493,193
     Chico's FAS, Inc....................................... 158,453  1,215,335
 #   Children's Place, Inc. (The)...........................  38,725  5,785,515
 #   Choice Hotels International, Inc.......................  65,468  4,805,351
 #   Churchill Downs, Inc...................................  21,618  5,396,069
 #*  Chuy's Holdings, Inc...................................  70,894  1,727,687
     Citi Trends, Inc.......................................  19,419    491,883
 #   Collectors Universe, Inc...............................  25,090    361,296
     Columbia Sportswear Co.................................  30,817  2,782,159
 #*  Conn's, Inc............................................  73,620  2,045,164
 *   Container Store Group, Inc. (The)......................   4,711     27,842
 #   Cooper Tire & Rubber Co................................  96,034  2,966,490
 *   Cooper-Standard Holdings, Inc..........................  19,367  1,794,353
     Core-Mark Holding Co., Inc............................. 115,588  4,439,735
 #   Cracker Barrel Old Country Store, Inc..................  23,721  3,764,048
 *   Crocs, Inc............................................. 238,173  4,892,073
     CSS Industries, Inc....................................  10,239    134,540
     Culp, Inc..............................................  40,650    941,047
     Dana, Inc..............................................     742     11,553
 #   Dave & Buster's Entertainment, Inc.....................  49,035  2,920,034
 *   Deckers Outdoor Corp...................................  34,618  4,402,371
 *   Del Frisco's Restaurant Group, Inc.....................  29,625    199,969
 *   Del Taco Restaurants, Inc..............................  56,582    616,744
 *   Delta Apparel, Inc.....................................   4,288     81,772
 *   Denny's Corp...........................................  84,426  1,464,791
 #*  Destination Maternity Corp.............................  19,012     95,060
 #*  Destination XL Group, Inc.............................. 115,179    352,448
 #   Dick's Sporting Goods, Inc.............................  92,503  3,271,831
 #   Dillard's, Inc., Class A...............................  23,978  1,688,531
 #   Dine Brands Global, Inc................................  13,903  1,126,699
 #*  Dorman Products, Inc...................................  58,084  4,589,217
 #*  Drive Shack, Inc....................................... 153,298    818,611
     DSW, Inc., Class A..................................... 127,480  3,384,594
 #   Educational Development Corp...........................   5,452     66,787
 *   El Pollo Loco Holdings, Inc............................  53,837    673,501
 #*  Eldorado Resorts, Inc..................................  42,636  1,556,214
     Escalade, Inc..........................................  18,352    214,718
     Ethan Allen Interiors, Inc.............................  56,133  1,074,386
 #*  Express, Inc........................................... 269,543  2,374,674
     Extended Stay America, Inc.............................  98,756  1,607,748
 #*  Famous Dave's of America, Inc..........................  18,182     96,546
 #*  Fiesta Restaurant Group, Inc...........................  94,337  2,434,838
 *   Five Below, Inc........................................  73,435  8,358,372
     Flanigan's Enterprises, Inc............................   1,877     51,618
     Flexsteel Industries, Inc..............................   6,250    158,875

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   Fossil Group, Inc......................................  40,776 $  885,247
 #*  Fox Factory Holding Corp...............................  63,260  3,398,960
 #*  Francesca's Holdings Corp..............................   3,556     10,810
 #*  FTD Cos., Inc.......................................... 420,823    833,230
 #*  Gaia, Inc..............................................  17,162    250,737
 #   GameStop Corp., Class A................................  25,315    369,599
     Gaming Partners International Corp.....................  15,986    138,918
 #*  GCI Liberty, Inc., Class A.............................  61,671  2,918,888
 #*  Genesco, Inc...........................................  74,450  3,185,715
 #*  Gentherm, Inc..........................................  61,205  2,670,986
 #*  G-III Apparel Group, Ltd...............................  85,410  3,404,443
     Graham Holdings Co., Class B...........................   7,573  4,400,292
 #*  Grand Canyon Education, Inc............................  41,998  5,237,151
 *   Green Brick Partners, Inc..............................  11,515    108,241
 #   Group 1 Automotive, Inc................................  38,348  2,214,214
 #*  GrubHub, Inc...........................................  23,261  2,157,225
     Guess?, Inc............................................ 110,767  2,352,691
 *   Habit Restaurants, Inc. (The), Class A.................  46,528    590,906
     Hamilton Beach Brands Holding Co., Class A.............  30,874    716,894
 #   Haverty Furniture Cos., Inc............................  48,416    981,876
     Haverty Furniture Cos., Inc., Class A..................     457      9,266
 *   Helen of Troy, Ltd.....................................  49,830  6,184,900
 #*  Hibbett Sports, Inc....................................  50,865    888,612
     Hooker Furniture Corp..................................  17,666    517,084
 #*  Horizon Global Corp....................................  20,646    115,824
 *   Houghton Mifflin Harcourt Co...........................  28,282    189,489
 #*  Installed Building Products, Inc.......................   9,878    300,884
 #   International Game Technology P.L.C....................   1,000     18,550
     International Speedway Corp., Class A..................  44,994  1,687,725
 #*  iRobot Corp............................................  40,979  3,613,118
 *   J Alexander's Holdings, Inc............................   8,132     85,793
 *   J. Jill, Inc...........................................   2,248     11,352
     Jack in the Box, Inc...................................  50,312  3,971,126
     Johnson Outdoors, Inc., Class A........................  19,580  1,474,570
 *   K12, Inc...............................................  85,255  1,825,310
     KB Home................................................  93,504  1,867,275
 #*  Kirkland's, Inc........................................  30,108    304,392
 #*  Kona Grill, Inc........................................  30,415     53,530
 #*  Lakeland Industries, Inc...............................  14,199    186,575
 #*  Lands' End, Inc........................................     772     12,591
 *   Laureate Education, Inc., Class A......................  57,384    854,448
     La-Z-Boy, Inc.......................................... 124,681  3,466,132
 #   LCI Industries.........................................  44,007  3,051,885
 *   Leaf Group, Ltd........................................  59,214    518,122
 #   Libbey, Inc............................................ 431,482  3,253,374
 *   Liberty Expedia Holdings, Inc., Class A................  50,439  2,190,061
 #   Liberty Tax, Inc.......................................   4,084     44,107
     Lifetime Brands, Inc...................................  17,354    179,614
 #*  Lindblad Expeditions Holdings, Inc.....................  57,849    781,540
 *   Liquidity Services, Inc................................  46,665    277,190
 #   Lithia Motors, Inc., Class A...........................  51,735  4,608,554
 #*  Lumber Liquidators Holdings, Inc.......................  55,343    661,902
 *   M/I Homes, Inc.........................................  42,762  1,033,558
 *   Malibu Boats, Inc., Class A............................  58,307  2,343,941
 #   Marine Products Corp...................................  40,616    827,348
 *   MarineMax, Inc.........................................  81,558  1,856,260
     Marriott Vacations Worldwide Corp......................  52,110  4,611,214
 *   MCBC Holdings, Inc.....................................  42,042  1,247,807
     MDC Holdings, Inc......................................  79,606  2,236,929

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   Meritage Homes Corp....................................  43,894 $1,635,051
 #*  Michaels Cos., Inc. (The)..............................  46,998    744,918
 *   Modine Manufacturing Co................................  72,602    944,552
 #*  Monarch Casino & Resort, Inc...........................  36,281  1,406,614
 #   Monro, Inc.............................................  45,850  3,411,240
 #*  Motorcar Parts of America, Inc.........................  38,924    824,410
     Movado Group, Inc......................................  41,516  1,598,781
 *   Murphy USA, Inc........................................  58,705  4,733,384
     Nathan's Famous, Inc...................................  15,237  1,141,099
 *   National Vision Holdings, Inc..........................     875     36,251
 #*  Nautilus, Inc.......................................... 104,351  1,276,213
 #*  New Home Co., Inc. (The)...............................   5,794     41,311
 #*  New York & Co., Inc....................................  90,831    359,691
 *   Noodles & Co...........................................   5,142     48,489
 #   Nutrisystem, Inc.......................................  50,487  1,795,318
     Office Depot, Inc...................................... 269,954    691,082
 *   Ollie's Bargain Outlet Holdings, Inc...................  40,882  3,797,938
 #*  Overstock.com, Inc.....................................  58,799  1,183,036
     Oxford Industries, Inc.................................  25,607  2,278,511
 #   Papa John's International, Inc.........................  61,421  3,349,901
 *   Party City Holdco, Inc.................................  18,140    189,926
 #*  Penn National Gaming, Inc..............................  63,991  1,553,701
 #   Penske Automotive Group, Inc...........................  69,913  3,102,739
 #   PetMed Express, Inc....................................  65,339  1,825,572
 *   Planet Fitness, Inc., Class A.......................... 102,327  5,023,232
 *   Playa Hotels & Resorts NV..............................   5,469     46,979
 #*  Potbelly Corp..........................................  86,942  1,015,483
     RCI Hospitality Holdings, Inc..........................  15,408    403,381
 *   Red Lion Hotels Corp...................................  48,347    528,433
 #*  Red Robin Gourmet Burgers, Inc.........................  31,274    944,475
 *   Regis Corp.............................................  83,833  1,411,748
     Rocky Brands, Inc......................................  20,684    594,044
     Ruth's Hospitality Group, Inc.......................... 113,782  3,075,527
 #*  Sally Beauty Holdings, Inc.............................  31,934    568,745
 #*  Scientific Games Corp., Class A........................  52,730  1,173,770
 *   SeaWorld Entertainment, Inc............................  32,844    857,885
 #*  Shake Shack, Inc., Class A.............................   7,273    384,669
 *   Shiloh Industries, Inc.................................  58,657    533,192
 #   Shoe Carnival, Inc.....................................  48,652  1,981,596
 #*  Shutterfly, Inc........................................  64,322  3,216,100
     Shutterstock, Inc......................................  14,435    590,103
 #   Signet Jewelers, Ltd................................... 105,240  5,898,702
 *   Skechers U.S.A., Inc., Class A.........................  70,830  2,023,613
 #   skyline Champion Corp..................................   7,443    177,367
 *   Sleep Number Corp......................................  89,608  3,259,043
 #   Sonic Automotive, Inc., Class A........................  42,191    764,501
     Sonic Corp............................................. 128,846  5,576,455
 #*  Sotheby's..............................................  86,905  3,650,010
     Speedway Motorsports, Inc..............................  53,218    826,476
 #*  Sportsman's Warehouse Holdings, Inc.................... 174,117    875,809
 #*  Stamps.com, Inc........................................  23,569  4,764,945
     Standard Motor Products, Inc...........................  57,284  3,099,637
     Steven Madden, Ltd..................................... 165,451  5,173,653
 *   Stoneridge, Inc........................................  93,017  2,363,562
     Strategic Education, Inc...............................  49,832  6,269,862
 #   Strattec Security Corp.................................   8,231    277,385
 #   Sturm Ruger & Co., Inc.................................  17,400  1,033,386
     Superior Group of Cos, Inc.............................  20,227    351,748
     Superior Industries International, Inc.................   9,139     89,836

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#   Tailored Brands, Inc...................................  55,986 $  1,176,266
*   Tandy Leather Factory, Inc.............................  23,665      170,388
*   Taylor Morrison Home Corp., Class A.................... 118,485    1,959,742
#*  Tempur Sealy International, Inc........................  20,303      938,202
    Tenneco, Inc., Class A.................................  46,908    1,615,042
#   Texas Roadhouse, Inc................................... 116,041    7,015,839
    Thor Industries, Inc...................................   6,872      478,566
    Tile Shop Holdings, Inc................................ 103,670      673,855
    Tilly's, Inc., Class A.................................  46,121      818,187
*   TopBuild Corp..........................................  44,057    2,009,880
    Tower International, Inc...............................  57,350    1,702,721
*   Town Sports International Holdings, Inc................  52,716      404,859
*   TravelCenters of America LLC...........................  19,349       90,166
#*  TRI Pointe Group, Inc.................................. 228,472    2,718,817
#*  Tuesday Morning Corp...................................  14,976       45,677
    Tupperware Brands Corp.................................  14,015      491,926
*   Unifi, Inc.............................................  40,394      924,619
#*  Universal Electronics, Inc.............................  23,689      740,755
#*  Urban Outfitters, Inc.................................. 109,725    4,329,748
#*  Veoneer, Inc...........................................  10,658      357,896
*   Vera Bradley, Inc......................................  59,080      779,265
#*  Vince Holding Corp.....................................   1,906       26,360
*   Vista Outdoor, Inc.....................................  36,119      451,488
#*  Visteon Corp...........................................  34,562    2,731,780
*   Vitamin Shoppe, Inc....................................  52,538      408,220
*   VOXX International Corp................................ 152,189      776,164
#*  Weight Watchers International, Inc.....................  64,727    4,278,455
#   Wendy's Co. (The)...................................... 362,549    6,250,345
    Weyco Group, Inc.......................................  12,315      389,647
#*  William Lyon Homes, Class A............................  24,747      335,569
#   Wingstop, Inc..........................................  28,381    1,777,218
    Winmark Corp...........................................  10,214    1,569,790
#   Winnebago Industries, Inc..............................  77,870    2,146,097
    Wolverine World Wide, Inc.............................. 114,766    4,036,320
*   ZAGG, Inc..............................................  98,283    1,190,207
#*  Zumiez, Inc............................................  43,914    1,021,440
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          429,322,471
                                                                    ------------
CONSUMER STAPLES -- (3.9%)
#   Alico, Inc.............................................  10,504      347,682
    Andersons, Inc. (The)..................................  46,433    1,671,588
*   Avon Products, Inc..................................... 358,427      702,517
#   B&G Foods, Inc.........................................  71,154    1,852,850
#*  Boston Beer Co., Inc. (The), Class A...................   9,704    2,981,942
*   Bridgford Foods Corp...................................   6,838      115,904
#   Calavo Growers, Inc....................................  27,665    2,683,505
#   Cal-Maine Foods, Inc...................................  60,140    2,927,014
#   Casey's General Stores, Inc............................  24,333    3,068,635
*   CCA Industries, Inc....................................   7,270       20,283
#*  Central Garden & Pet Co................................  27,336      887,873
*   Central Garden & Pet Co., Class A......................  76,906    2,280,263
#*  Chefs' Warehouse, Inc. (The)...........................  74,343    2,500,155
#   Coca-Cola Bottling Co. Consolidated....................  12,876    2,222,784
*   Craft Brew Alliance, Inc...............................  61,018    1,119,070
#*  Darling Ingredients, Inc............................... 282,400    5,834,384
#   Dean Foods Co.......................................... 128,683    1,028,177
#*  Edgewell Personal Care Co..............................  71,856    3,447,651
#   Energizer Holdings, Inc................................ 103,582    6,087,514
*   Farmer Brothers Co.....................................  36,741      885,826

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER STAPLES -- (Continued)
    Flowers Foods, Inc.....................................  14,927 $    288,240
    Fresh Del Monte Produce, Inc...........................  91,186    3,011,874
#*  Hostess Brands, Inc....................................  60,788      632,195
#   Ingles Markets, Inc., Class A..........................  46,616    1,535,531
#   Inter Parfums, Inc.....................................  63,168    3,726,280
#   J&J Snack Foods Corp...................................  26,004    4,060,785
    John B. Sanfilippo & Son, Inc..........................  30,178    1,903,025
    Lancaster Colony Corp..................................  38,638    6,621,780
*   Landec Corp............................................  76,604    1,048,709
*   Lifevantage Corp.......................................  20,512      225,837
*   Lifeway Foods, Inc.....................................   4,180       12,122
    Limoneira Co...........................................  30,020      739,993
    Mannatech, Inc.........................................   1,440       23,328
    Medifast, Inc..........................................  40,833    8,643,529
#   MGP Ingredients, Inc...................................  47,869    3,406,837
#*  National Beverage Corp.................................  81,150    7,502,318
*   Natural Alternatives International, Inc................  21,559      204,379
#*  Natural Grocers by Vitamin Cottage, Inc................  44,263      802,046
#   Natural Health Trends Corp.............................   1,244       28,289
*   Nature's Sunshine Products, Inc........................     216        1,912
    Nu Skin Enterprises, Inc., Class A.....................  20,480    1,438,106
    Oil-Dri Corp. of America...............................  13,993      432,804
*   Performance Food Group Co..............................  77,695    2,278,017
#*  Post Holdings, Inc.....................................     173       15,297
#   PriceSmart, Inc........................................  41,997    2,946,090
#*  Primo Water Corp.......................................  84,830    1,414,116
#*  Pyxus International, Inc...............................  23,706      562,780
#*  Revlon, Inc., Class A..................................  42,499      892,479
*   RiceBran Technologies..................................   5,300       13,780
    Rocky Mountain Chocolate Factory, Inc..................  11,938       98,966
#   Sanderson Farms, Inc...................................  44,322    4,360,842
    Seaboard Corp..........................................      99      382,635
*   Seneca Foods Corp., Class A............................  22,487      711,264
*   Seneca Foods Corp., Class B............................   1,443       45,815
*   Simply Good Foods Co. (The)............................   6,925      131,298
#*  Smart & Final Stores, Inc.............................. 462,338    2,334,807
    SpartanNash Co.........................................  72,112    1,287,199
    Spectrum Brands Holdings, Inc..........................  17,474    1,134,936
*   Sprouts Farmers Market, Inc............................  41,471    1,115,155
#   Tootsie Roll Industries, Inc...........................  38,239    1,207,205
#*  TreeHouse Foods, Inc...................................  88,175    4,017,253
#   Turning Point Brands, Inc..............................  21,620      888,582
#*  United Natural Foods, Inc..............................  15,626      339,553
    United-Guardian, Inc...................................  14,172      244,325
    Universal Corp.........................................  33,750    2,290,275
*   USANA Health Sciences, Inc.............................  53,904    6,307,846
#   Vector Group, Ltd......................................  21,025      284,258
#   Village Super Market, Inc., Class A....................  19,588      482,648
#   WD-40 Co...............................................  19,775    3,304,007
#   Weis Markets, Inc......................................  36,255    1,673,168
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................          129,720,132
                                                                    ------------
ENERGY -- (4.9%)
*   Abraxas Petroleum Corp.................................   5,685       10,460
    Adams Resources & Energy, Inc..........................   8,197      332,388
#*  Alta Mesa Resources, Inc., Class A.....................  15,246       48,025
*   Apergy Corp............................................  30,194    1,177,264
    Arch Coal, Inc., Class A...............................  30,045    2,881,315
    Archrock, Inc.......................................... 114,637    1,176,176

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 ENERGY -- (Continued)
 #*  Ardmore Shipping Corp..................................  20,714 $  133,812
 *   Basic Energy Services, Inc.............................   4,121     32,020
 #*  Bonanza Creek Energy, Inc..............................  33,428    860,771
 #*  Bristow Group, Inc.....................................  44,078    485,299
 *   Cactus, Inc., Class A..................................   4,373    146,321
 #*  California Resources Corp..............................  16,180    507,081
 #*  Callon Petroleum Co.................................... 299,807  2,989,076
 #*  CARBO Ceramics, Inc....................................   4,267     20,610
 #*  Carrizo Oil & Gas, Inc................................. 103,454  1,883,897
 #*  Chesapeake Energy Corp................................. 239,045    839,048
 *   Clean Energy Fuels Corp................................ 198,722    439,176
 *   Cloud Peak Energy, Inc................................. 202,551    346,362
 *   CNX Resources Corp..................................... 419,720  6,568,618
 *   CONSOL Energy, Inc.....................................  38,723  1,542,724
 #*  Contango Oil & Gas Co..................................  50,891    257,000
     CVR Energy, Inc........................................  29,913  1,286,259
 *   Dawson Geophysical Co..................................  31,061    174,252
     Delek US Holdings, Inc................................. 156,490  5,746,313
 *   Denbury Resources, Inc................................. 332,734  1,147,932
 #   DHT Holdings, Inc...................................... 122,163    614,480
 #*  Dorian LPG, Ltd........................................  51,697    410,991
 #*  Dril-Quip, Inc.........................................  39,181  1,667,543
 #*  Earthstone Energy, Inc., Class A.......................  42,660    351,092
     EnLink Midstream LLC................................... 140,957  1,832,441
 #   Ensco P.L.C., Class A.................................. 672,023  4,798,244
 *   Era Group, Inc.........................................  29,687    336,057
     Evolution Petroleum Corp...............................  76,871    791,771
 *   Exterran Corp.......................................... 115,912  2,421,402
 #*  Extraction Oil & Gas, Inc..............................   4,562     36,450
 #*  Forum Energy Technologies, Inc.........................  86,493    774,977
 #*  Frank's International NV...............................  40,149    285,058
     GasLog, Ltd............................................  28,699    587,182
 #*  Geospace Technologies Corp.............................  18,158    231,151
 #*  Goodrich Petroleum Corp................................   7,444    112,181
 #   Green Plains, Inc...................................... 107,602  1,833,538
     Gulf Island Fabrication, Inc...........................  92,251    784,133
 #*  Gulfport Energy Corp...................................  12,373    112,718
 #*  Halcon Resources Corp.................................. 149,208    495,371
     Hallador Energy Co.....................................  44,558    292,300
 #*  Helix Energy Solutions Group, Inc...................... 231,146  1,969,364
 *   HighPoint Resources Corp............................... 254,932    948,347
 *   Independence Contract Drilling, Inc....................  18,337     73,531
 #*  International Seaways, Inc.............................  37,505    806,733
 *   ION Geophysical Corp...................................  94,790  1,119,470
 #*  Key Energy Services, Inc...............................   1,193     10,797
 *   KLX Energy Services Holdings, Inc......................  42,638  1,231,812
 #*  Kosmos Energy, Ltd..................................... 454,861  2,952,048
 #*  Laredo Petroleum, Inc..................................   2,090     10,952
 #*  Lonestar Resources US, Inc., Class A...................  18,771    144,349
     Mammoth Energy Services, Inc...........................     500     12,480
 #*  Matador Resources Co...................................  83,504  2,408,255
 *   Matrix Service Co......................................  72,223  1,468,294
 #*  McDermott International, Inc...........................  75,272    581,853
 *   Midstates Petroleum Co., Inc...........................  14,703    106,009
 *   Mitcham Industries, Inc................................  12,886     51,544
     Nabors Industries, Ltd.................................  87,153    433,150
     NACCO Industries, Inc., Class A........................  15,945    550,740
 *   Natural Gas Services Group, Inc........................  27,174    524,458
 #*  NCS Multistage Holdings, Inc...........................   5,051     57,076

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
ENERGY -- (Continued)
*   Newpark Resources, Inc................................. 409,450 $  3,361,584
#*  Noble Corp. P.L.C...................................... 397,526    1,995,581
*   Northern Oil and Gas, Inc.............................. 202,378      594,991
#*  Oasis Petroleum, Inc................................... 488,256    4,911,855
*   Oceaneering International, Inc......................... 115,316    2,184,085
#*  Oil States International, Inc..........................  82,774    1,843,377
*   Overseas Shipholding Group, Inc., Class A..............  43,495      136,574
    Panhandle Oil and Gas, Inc., Class A...................  39,775      707,597
*   Par Pacific Holdings, Inc..............................  41,869      740,244
    Patterson-UTI Energy, Inc.............................. 261,457    4,350,644
    PBF Energy, Inc., Class A.............................. 222,394    9,307,189
#*  PDC Energy, Inc........................................  99,439    4,221,186
    Peabody Energy Corp.................................... 120,184    4,260,523
*   Penn Virginia Corp.....................................  20,706    1,424,159
*   PHI, Inc. Non-Voting...................................  12,306       95,864
*   Pioneer Energy Services Corp...........................  64,347      191,111
#*  Profire Energy, Inc....................................   3,018        6,881
*   ProPetro Holding Corp..................................   9,550      168,558
*   QEP Resources, Inc..................................... 199,531    1,777,821
#   Range Resources Corp................................... 338,289    5,361,881
#*  Renewable Energy Group, Inc............................ 118,975    3,697,743
#*  Resolute Energy Corp...................................  21,544      599,570
*   REX American Resources Corp............................  18,425    1,366,582
*   RigNet, Inc............................................  23,542      402,568
#*  Ring Energy, Inc.......................................  21,946      156,475
#*  Rowan Cos. P.L.C., Class A............................. 200,104    3,183,655
#   RPC, Inc............................................... 102,842    1,530,289
*   SandRidge Energy, Inc..................................  16,739      149,814
#   Scorpio Tankers, Inc................................... 427,815      765,789
*   SEACOR Holdings, Inc...................................  27,975    1,342,520
#*  SEACOR Marine Holdings, Inc............................  26,930      492,280
*   Select Energy Services, Inc., Class A..................   9,500       90,820
#   SemGroup Corp., Class A................................  42,552      786,786
#   Ship Finance International, Ltd........................  46,869      585,863
*   SilverBow Resources, Inc...............................   1,710       44,905
#   SM Energy Co........................................... 148,933    3,625,029
#*  Smart Sand, Inc........................................   6,902       19,119
#*  Solaris Oilfield Infrastructure, Inc., Class A.........  46,066      608,071
#*  Southwestern Energy Co................................. 903,137    4,822,752
#*  SRC Energy, Inc........................................ 523,885    3,709,106
*   Superior Drilling Products, Inc........................   8,501       33,664
*   Superior Energy Services, Inc..........................  81,140      635,326
#*  Talos Energy, Inc......................................  14,298      372,606
*   TETRA Technologies, Inc................................ 269,900      801,603
#*  Tidewater, Inc.........................................   3,885      104,312
#*  Transocean, Ltd........................................ 620,203    6,828,435
#*  Unit Corp..............................................  87,164    2,016,103
#   US Silica Holdings, Inc................................     742       10,388
#*  VAALCO Energy, Inc.....................................  51,832      102,627
#*  W&T Offshore, Inc...................................... 351,728    2,370,647
*   Whiting Petroleum Corp................................. 152,777    5,698,582
    World Fuel Services Corp...............................  89,961    2,878,752
*   WPX Energy, Inc........................................ 103,093    1,653,612
                                                                    ------------
TOTAL ENERGY...............................................          164,390,639
                                                                    ------------
FINANCIALS -- (18.3%)
#   1st Constitution Bancorp...............................     170        3,437
    1st Source Corp........................................  56,132    2,615,190
#   Access National Corp...................................  19,408      504,026

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     ACNB Corp..............................................   1,396 $   55,980
 *   Allegiance Bancshares, Inc.............................   8,120    314,325
     A-Mark Precious Metals, Inc............................  11,350    145,620
 *   Ambac Financial Group, Inc.............................  47,151    970,368
     American Equity Investment Life Holding Co............. 113,085  3,530,514
 #   American National Bankshares, Inc......................  10,156    366,530
     American National Insurance Co.........................  10,360  1,276,766
     American River Bankshares..............................   2,368     36,254
     Ameris Bancorp.........................................  62,535  2,682,126
     AMERISAFE, Inc.........................................  46,160  3,004,554
     AmeriServ Financial, Inc...............................  87,157    369,546
 #   AmTrust Financial Services, Inc........................  77,320  1,108,769
     Argo Group International Holdings, Ltd.................  60,193  3,708,491
     Arrow Financial Corp...................................  40,712  1,430,620
 #   Artisan Partners Asset Management, Inc., Class A.......  35,505    973,192
 #*  Ashford, Inc...........................................     896     56,484
     Aspen Insurance Holdings, Ltd..........................  96,194  4,028,605
     Associated Banc-Corp................................... 284,802  6,601,710
     Asta Funding, Inc......................................   2,200      8,404
     Atlantic American Corp.................................   4,900     13,377
 *   Atlantic Capital Bancshares, Inc.......................  11,470    172,853
 *   Atlanticus Holdings Corp...............................  19,846     65,492
 *   Atlas Financial Holdings, Inc..........................   7,176     68,961
     Auburn National Bancorporation, Inc....................     300     12,084
 #*  Axos Financial, Inc.................................... 104,916  3,185,250
 #   Banc of California, Inc................................  41,095    655,465
     BancFirst Corp.........................................  44,276  2,540,557
 *   Bancorp, Inc. (The).................................... 171,015  1,795,657
 #   BancorpSouth Bank...................................... 203,866  5,850,954
     Bank of Commerce Holdings..............................   5,606     66,936
 #   Bank of Hawaii Corp....................................  68,402  5,365,453
     Bank of Marin Bancorp..................................   9,935    844,376
     Bank OZK...............................................     674     18,441
     BankFinancial Corp.....................................  33,214    468,982
     BankUnited, Inc........................................ 101,041  3,344,457
     Bankwell Financial Group, Inc..........................   2,181     66,128
     Banner Corp............................................  57,931  3,349,570
     Bar Harbor Bankshares..................................  18,966    484,961
 *   Baycom Corp............................................   1,059     25,617
     BCB Bancorp, Inc.......................................   7,971     99,159
     Beneficial Bancorp, Inc................................ 122,140  1,909,048
 *   Berkshire Bancorp, Inc.................................     150      1,969
 #   Berkshire Hills Bancorp, Inc...........................  58,967  1,967,729
     BGC Partners, Inc., Class A............................ 296,378  3,138,643
 *   Blucora, Inc...........................................  92,763  2,682,706
     Blue Capital Reinsurance Holdings, Ltd.................   1,285     10,036
     Blue Hills Bancorp, Inc................................  15,140    351,399
     BOK Financial Corp.....................................  17,955  1,539,282
     Boston Private Financial Holdings, Inc................. 207,901  2,806,663
     Bridge Bancorp, Inc....................................  21,700    644,490
     BrightSphere Investment Group P.L.C....................  26,356    300,458
 #   Brookline Bancorp, Inc................................. 132,821  2,058,725
     Bryn Mawr Bank Corp....................................  41,204  1,645,688
 *   BSB Bancorp, Inc.......................................   4,190    120,672
     C&F Financial Corp.....................................   1,526     74,087
     Cadence BanCorp........................................     483     10,655
     California First National Bancorp......................   3,097     50,853
 #   Cambridge Bancorp......................................     221     18,896
     Camden National Corp...................................  31,684  1,284,786

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
 *   Cannae Holdings, Inc...................................  23,361 $  431,478
     Capital City Bank Group, Inc...........................  16,296    386,215
     Capitol Federal Financial, Inc......................... 236,917  2,940,140
     Capstar Financial Holdings, Inc........................     721     10,656
     Carolina Financial Corp................................  17,195    568,983
 #   Cathay General Bancorp................................. 235,482  8,870,607
     CenterState Banks Corp.................................  84,775  2,083,769
     Central Pacific Financial Corp.........................  36,153    977,577
     Central Valley Community Bancorp.......................   3,920     79,341
     Century Bancorp, Inc., Class A.........................   3,235    243,013
     Chemical Financial Corp................................  87,596  4,104,749
     Chemung Financial Corp.................................     258     11,215
     Citizens & Northern Corp...............................  12,978    326,786
     Citizens Community Bancorp, Inc........................  20,282    258,595
     Citizens Holding Co....................................     592     13,681
 #*  Citizens, Inc.......................................... 100,100    786,786
 #   City Holding Co........................................  36,845  2,718,424
     Civista Bancshares, Inc................................   4,025     93,219
     CNB Financial Corp.....................................  18,699    478,694
     CNO Financial Group, Inc............................... 336,171  6,353,632
     Codorus Valley Bancorp, Inc............................   3,273     85,912
 #   Cohen & Steers, Inc....................................  46,694  1,792,583
     Colony Bankcorp, Inc...................................   1,629     27,074
     Columbia Banking System, Inc........................... 170,269  6,315,277
 #   Community Bank System, Inc.............................  93,818  5,478,033
 *   Community Bankers Trust Corp...........................   4,335     36,934
 #   Community Financial Corp. (The)........................   1,099     33,135
     Community Trust Bancorp, Inc...........................  42,011  1,911,921
     Community West Bancshares..............................   1,200     13,248
     ConnectOne Bancorp, Inc................................  42,708    885,337
 #*  Consumer Portfolio Services, Inc.......................  43,017    168,196
     County Bancorp, Inc....................................     952     19,816
 #*  Cowen, Inc.............................................  46,810    692,788
     Crawford & Co., Class A................................  69,252    626,038
     Crawford & Co., Class B................................  50,444    464,589
 *   Credit Acceptance Corp.................................   4,645  1,971,431
 *   Customers Bancorp, Inc................................. 192,504  3,944,407
 #   CVB Financial Corp..................................... 213,442  4,663,708
     Diamond Hill Investment Group, Inc.....................   8,396  1,445,623
     Dime Community Bancshares, Inc.........................  93,580  1,508,510
     Donegal Group, Inc., Class A...........................  40,109    538,664
     Donegal Group, Inc., Class B...........................     870     11,145
 #*  Donnelley Financial Solutions, Inc.....................   3,587     55,778
 *   Eagle Bancorp, Inc.....................................  20,459  1,005,969
 *   eHealth, Inc...........................................  42,905  1,474,216
 #*  Elevate Credit, Inc....................................   8,593     36,606
     EMC Insurance Group, Inc...............................  45,244  1,084,499
     Employers Holdings, Inc................................  63,359  2,911,980
 #*  Encore Capital Group, Inc..............................  43,194  1,097,560
 *   Enova International, Inc...............................  79,257  1,874,428
 #*  Enstar Group, Ltd......................................  17,850  3,241,560
 *   Entegra Financial Corp.................................   1,415     32,106
     Enterprise Bancorp, Inc................................   5,676    183,789
     Enterprise Financial Services Corp.....................  42,639  1,852,665
 *   Equity Bancshares, Inc., Class A.......................  10,857    391,829
     ESSA Bancorp, Inc......................................  14,300    230,945
 *   Essent Group, Ltd......................................  28,840  1,136,873
     Evans Bancorp, Inc.....................................   2,346    103,224
     Evercore, Inc., Class A................................  53,675  4,384,711

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
 #*  EZCORP, Inc., Class A..................................  69,426 $  690,094
     Farmers National Banc Corp.............................  19,568    256,341
     FB Financial Corp......................................   2,881    105,099
     FBL Financial Group, Inc., Class A.....................  40,672  2,805,555
 *   FCB Financial Holdings, Inc., Class A..................  53,420  2,090,325
     Federal Agricultural Mortgage Corp., Class A...........   1,115     71,126
     Federal Agricultural Mortgage Corp., Class C...........  24,930  1,741,111
 #   Federated Investors, Inc., Class B..................... 167,751  4,138,417
     FedNat Holding Co......................................  35,485    763,992
     Fidelity Southern Corp.................................  66,906  1,553,557
     Financial Institutions, Inc............................  36,632  1,045,844
 *   First Acceptance Corp..................................  96,214    110,646
     First American Financial Corp..........................  49,655  2,201,206
     First Bancorp..........................................  41,992  1,549,085
 #*  First BanCorp.......................................... 149,385  1,378,824
     First Bancorp, Inc.....................................  12,655    361,427
     First Bancshares, Inc. (The)...........................   5,227    188,381
 #   First Bank.............................................   6,366     75,628
     First Busey Corp.......................................  74,555  2,081,576
     First Business Financial Services, Inc.................   5,554    116,245
     First Choice Bancorp...................................   2,057     46,283
     First Citizens BancShares, Inc., Class A...............   1,503    641,225
     First Commonwealth Financial Corp...................... 162,486  2,193,561
     First Community Bankshares, Inc........................  41,219  1,423,292
     First Defiance Financial Corp..........................  54,410  1,481,040
 #   First Financial Bancorp................................ 183,997  4,815,201
 #   First Financial Bankshares, Inc........................  62,558  3,690,296
     First Financial Corp...................................  25,478  1,168,421
     First Financial Northwest, Inc.........................  27,065    408,952
 #*  First Foundation, Inc..................................  42,036    681,404
     First Hawaiian, Inc....................................  19,212    476,073
     First Internet Bancorp.................................   6,949    179,076
     First Interstate BancSystem, Inc., Class A.............  67,971  2,818,078
     First Merchants Corp...................................  88,503  3,682,610
     First Mid-Illinois Bancshares, Inc.....................   3,953    147,368
     First Midwest Bancorp, Inc............................. 183,633  4,216,214
 *   First Northwest Bancorp................................   2,279     33,273
     First of Long Island Corp. (The).......................  29,803    602,319
     First United Corp......................................   1,912     34,416
     FirstCash, Inc.........................................  83,455  6,709,782
 *   Flagstar Bancorp, Inc..................................  74,974  2,308,449
     Flushing Financial Corp................................  77,544  1,759,473
 #   FNB Corp............................................... 173,089  2,047,643
 #*  Franklin Financial Network, Inc........................  26,648    903,367
     FS Bancorp, Inc........................................   1,117     50,421
     Fulton Financial Corp.................................. 393,955  6,307,220
 #   GAIN Capital Holdings, Inc.............................  26,997    206,257
     GAMCO Investors, Inc., Class A.........................  15,305    314,073
 *   Genworth Financial, Inc., Class A......................   6,100     26,108
     German American Bancorp, Inc...........................  52,618  1,668,517
 #   Glacier Bancorp, Inc................................... 134,100  5,685,840
     Global Indemnity, Ltd..................................  24,008    859,486
     Great Southern Bancorp, Inc............................  34,088  1,845,865
     Great Western Bancorp, Inc.............................  65,581  2,403,544
     Green Bancorp, Inc.....................................  49,638    918,303
 *   Green Dot Corp., Class A...............................  84,511  6,400,863
 #   Greenhill & Co., Inc................................... 191,906  4,231,527
 #*  Greenlight Capital Re, Ltd., Class A................... 504,725  5,849,763
     Guaranty Bancorp.......................................  26,877    699,340

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Guaranty Bancshares, Inc...............................     615 $   18,339
     Guaranty Federal Bancshares, Inc.......................   2,022     48,771
 *   Hallmark Financial Services, Inc.......................  33,293    370,884
     Hamilton Lane, Inc., Class A...........................   6,634    254,613
     Hancock Whitney Corp...................................  88,958  3,732,678
     Hanmi Financial Corp...................................  84,410  1,770,922
     Hanover Insurance Group, Inc. (The)....................  50,699  5,646,855
 *   HarborOne Bancorp, Inc.................................   6,449    117,372
     Hawthorn Bancshares, Inc...............................   2,114     49,468
 #   HCI Group, Inc.........................................  32,353  1,412,856
 #   Heartland Financial USA, Inc...........................  44,294  2,353,783
 #   Hennessy Advisors, Inc.................................   2,761     34,209
     Heritage Commerce Corp................................. 131,114  1,902,464
 #   Heritage Financial Corp................................  54,712  1,790,177
 #   Heritage Insurance Holdings, Inc.......................  16,945    236,552
     Hilltop Holdings, Inc.................................. 197,180  3,923,882
     Hingham Institution for Savings........................   1,689    343,880
 *   HMN Financial, Inc.....................................   2,746     56,266
     Home Bancorp, Inc......................................   1,387     55,119
     Home BancShares, Inc................................... 310,213  5,906,456
 *   HomeStreet, Inc........................................  48,943  1,271,539
 *   HomeTrust Bancshares, Inc..............................  11,678    318,342
     Hope Bancorp, Inc...................................... 269,896  3,908,094
     HopFed Bancorp, Inc....................................   5,577     85,607
     Horace Mann Educators Corp.............................  77,779  3,055,159
     Horizon Bancorp, inc...................................  51,822    868,537
     Houlihan Lokey, Inc....................................  14,126    581,709
 #*  Howard Bancorp, Inc....................................   6,442    102,492
     IBERIABANK Corp........................................  23,864  1,777,629
     Independence Holding Co................................   2,009     72,746
 #   Independent Bank Corp..................................  43,062  3,378,214
     Independent Bank Corp..................................  21,971    486,218
 #   Independent Bank Group, Inc............................  22,070  1,278,074
 #   Interactive Brokers Group, Inc., Class A............... 114,563  5,660,558
     International Bancshares Corp.......................... 110,162  4,263,269
 *   INTL. FCStone, Inc.....................................  33,417  1,513,122
     Investar Holding Corp..................................     678     17,689
     Investment Technology Group, Inc.......................  71,938  1,976,856
     Investors Bancorp, Inc.................................  25,119    280,830
     Investors Title Co.....................................   2,194    399,308
     James River Group Holdings, Ltd........................  28,942  1,114,267
 #   Kearny Financial Corp.................................. 175,852  2,275,525
     Kemper Corp............................................  96,400  7,248,316
     Kentucky First Federal Bancorp.........................   3,402     26,876
     Kingstone Cos., Inc....................................  11,721    199,257
 #   Kinsale Capital Group, Inc.............................     941     56,187
     Ladenburg Thalmann Financial Services, Inc............. 230,662    638,934
     Lake Shore Bancorp, Inc................................     338      5,239
     Lakeland Bancorp, Inc..................................  73,475  1,210,133
     Lakeland Financial Corp................................  60,442  2,600,819
     Landmark Bancorp, Inc..................................   2,989     81,450
     LCNB Corp..............................................   2,648     44,990
     LegacyTexas Financial Group, Inc.......................  88,509  3,410,252
     Legg Mason, Inc........................................      30        847
 #*  LendingClub Corp.......................................  64,016    206,772
 #*  LendingTree, Inc.......................................  16,526  3,333,129
 *   Limestone Bancorp, Inc.................................     857     13,412
 #   Live Oak Bancshares, Inc...............................   3,109     57,206
     LPL Financial Holdings, Inc............................   9,691    596,966

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Macatawa Bank Corp.....................................  59,005 $  640,204
     Mackinac Financial Corp................................   7,750    120,900
 #*  Magyar Bancorp, Inc....................................     809     10,274
     Maiden Holdings, Ltd...................................   3,203     11,243
 *   Malvern Bancorp, Inc...................................     600     12,186
 #   Manning & Napier, Inc..................................   9,695     19,002
     Marlin Business Services Corp..........................  37,093    985,932
     MB Financial, Inc...................................... 139,871  6,208,874
 #*  MBIA, Inc.............................................. 159,089  1,574,981
     MBT Financial Corp.....................................  29,000    330,890
     Medley Management, Inc., Class A.......................   2,406     12,752
     Mercantile Bank Corp...................................  24,617    781,836
 #   Mercury General Corp...................................  77,822  4,615,623
     Meridian Bancorp, Inc..................................  93,043  1,473,801
     Meta Financial Group, Inc..............................  70,017  1,767,229
 *   MGIC Investment Corp................................... 216,764  2,646,688
     Mid Penn Bancorp, Inc..................................   2,400     64,224
     Middlefield Banc Corp..................................     307     14,251
     Midland States Bancorp, Inc............................   5,055    136,333
     MidSouth Bancorp, Inc..................................  21,717    288,402
     MidWestOne Financial Group, Inc........................   9,347    269,287
     Moelis & Co., Class A..................................  27,682  1,117,246
     Morningstar, Inc.......................................   3,216    401,357
 #*  Mr Cooper Group, Inc...................................   2,725     39,485
     MutualFirst Financial, Inc.............................   8,685    308,404
     National Bank Holdings Corp., Class A..................  55,087  1,859,737
     National Bankshares, Inc...............................   1,806     77,983
 *   National Commerce Corp.................................  13,132    487,197
     National General Holdings Corp.........................  54,993  1,532,105
     National Security Group, Inc. (The)....................   1,000     14,250
     National Western Life Group, Inc., Class A.............   1,908    513,786
     Navient Corp........................................... 208,021  2,408,883
     Navigators Group, Inc. (The)...........................  46,470  3,213,400
     NBT Bancorp, Inc.......................................  72,788  2,656,034
     Nelnet, Inc., Class A..................................  59,149  3,329,497
 >>  NewStar Financial, Inc................................. 112,900     29,303
 *   Nicholas Financial, Inc................................   9,480    108,072
 #*  Nicolet Bankshares, Inc................................   2,003    106,960
 #*  NMI Holdings, Inc., Class A............................ 102,175  2,159,979
 #   Northeast Bancorp......................................   5,768    108,496
     Northfield Bancorp, Inc................................  90,230  1,188,329
     Northrim BanCorp, Inc..................................  11,583    440,501
 #   Northwest Bancshares, Inc.............................. 191,747  3,094,797
     Norwood Financial Corp.................................     949     36,062
     OceanFirst Financial Corp..............................  69,304  1,754,777
 *   Ocwen Financial Corp...................................  57,184    200,144
     OFG Bancorp............................................  66,500  1,136,485
     Ohio Valley Banc Corp..................................     600     20,964
     Old Line Bancshares, Inc...............................  23,389    700,267
     Old National Bancorp................................... 191,252  3,413,848
     Old Second Bancorp, Inc................................  35,190    500,402
 *   On Deck Capital, Inc................................... 113,061    780,121
 *   OneMain Holdings, Inc..................................  45,669  1,302,480
     Oppenheimer Holdings, Inc., Class A....................  10,748    330,608
 #   Opus Bank..............................................  31,728    602,515
 #   Oritani Financial Corp................................. 104,517  1,526,993
     Orrstown Financial Services, Inc.......................   1,191     24,130
 *   Pacific Mercantile Bancorp.............................  38,401    317,576
 #*  Pacific Premier Bancorp, Inc...........................  33,035    965,613

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Park National Corp.....................................  16,584 $1,515,778
     Parke Bancorp, Inc.....................................   3,033     59,871
     Peapack Gladstone Financial Corp.......................  31,336    845,759
     Penns Woods Bancorp, Inc...............................   5,789    234,454
     Pennymac Financial Services,Inc........................  20,262    405,037
 #   Peoples Bancorp of North Carolina, Inc.................   1,084     30,179
     Peoples Bancorp, Inc...................................  32,963  1,128,323
     Peoples Financial Services Corp........................      60      2,557
     People's United Financial, Inc.........................  19,118    299,388
     People's Utah Bancorp..................................  16,731    560,656
     Pinnacle Financial Partners, Inc.......................  66,239  3,464,300
     Piper Jaffray Cos......................................  17,595  1,220,741
     PJT Partners, Inc., Class A............................  14,008    635,123
     Popular, Inc........................................... 115,648  6,014,852
 #*  PRA Group, Inc.........................................  75,583  2,330,980
     Preferred Bank.........................................  22,877  1,176,107
     Premier Financial Bancorp, Inc.........................  15,311    271,617
 #   Primerica, Inc.........................................  56,551  6,205,907
 #   ProAssurance Corp......................................  88,270  3,876,818
 #   Prosperity Bancshares, Inc.............................   3,383    219,996
     Protective Insurance Corp., Class A....................     550     11,776
     Protective Insurance Corp., Class B....................  21,267    490,204
 *   Provident Bancorp, Inc.................................     257      6,433
     Provident Financial Holdings, Inc......................   6,061    104,855
     Provident Financial Services, Inc...................... 105,610  2,576,884
     Prudential Bancorp, Inc................................   1,711     30,747
     Pzena Investment Management, Inc., Class A.............  36,193    364,102
     QCR Holdings, Inc......................................  19,864    723,646
     Radian Group, Inc...................................... 324,032  6,218,174
     RBB Bancorp............................................     849     18,321
 *   Regional Management Corp...............................  24,412    704,530
     Renasant Corp..........................................  90,334  3,150,850
     Republic Bancorp, Inc., Class A........................  39,187  1,758,321
 *   Republic First Bancorp, Inc............................  41,696    281,448
     Riverview Bancorp, Inc.................................  33,575    284,380
 #   RLI Corp...............................................  70,858  5,238,532
     S&T Bancorp, Inc.......................................  62,285  2,498,251
 #*  Safeguard Scientifics, Inc.............................  60,635    518,429
     Safety Insurance Group, Inc............................  38,135  3,175,883
     Salisbury Bancorp, Inc.................................     551     22,095
     Sandy Spring Bancorp, Inc..............................  62,290  2,214,409
 #   SB One Bancorp.........................................   2,102     50,721
 *   Seacoast Banking Corp. of Florida......................  59,709  1,570,944
 *   Security National Financial Corp., Class A.............   3,489     19,887
 *   Select Bancorp, Inc....................................   2,536     31,244
     Selective Insurance Group, Inc.........................  96,545  6,260,943
 #   ServisFirst Bancshares, Inc............................  58,764  2,114,329
     Shore Bancshares, Inc..................................   2,703     43,572
     SI Financial Group, Inc................................  37,462    495,997
 *   Siebert Financial Corp.................................   7,500    103,125
     Sierra Bancorp.........................................  29,330    798,656
     Silvercrest Asset Management Group, Inc., Class A......   4,500     64,710
     Simmons First National Corp., Class A.................. 181,532  4,861,427
 *   SmartFinancial, Inc....................................   1,716     34,903
     South State Corp.......................................  53,881  3,646,127
 *   Southern First Bancshares, Inc.........................   9,965    357,843
     Southern Missouri Bancorp, Inc.........................   5,227    175,993
     Southern National Bancorp of Virginia, Inc.............  10,264    155,089
     Southside Bancshares, Inc..............................  56,225  1,781,208

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Southwest Georgia Financial Corp.......................   1,439 $   33,493
 #   State Auto Financial Corp..............................  39,229  1,247,090
     State Bank Financial Corp..............................  38,349    980,584
 #   Sterling Bancorp....................................... 290,961  5,231,479
     Stewart Information Services Corp......................  48,701  2,010,377
     Stifel Financial Corp..................................  91,446  4,180,911
     Stock Yards Bancorp, Inc...............................  51,335  1,627,833
     Summit Financial Group, Inc............................   2,257     47,623
     Summit State Bank......................................   1,000     14,000
     TCF Financial Corp..................................... 357,388  7,462,261
     Territorial Bancorp, Inc...............................  21,514    586,041
 *   Texas Capital Bancshares, Inc..........................  35,342  2,305,359
 #*  Third Point Reinsurance, Ltd...........................  31,896    352,770
     Timberland Bancorp, Inc................................  12,988    376,912
     Tiptree, Inc...........................................  68,482    403,359
     Tompkins Financial Corp................................  26,932  1,969,537
     Towne Bank.............................................  88,878  2,500,138
     TriCo Bancshares.......................................  39,493  1,422,538
 #*  TriState Capital Holdings, Inc.........................  47,719  1,203,473
 #*  Triumph Bancorp, Inc...................................  20,152    722,651
     TrustCo Bank Corp. NY.................................. 208,268  1,559,927
 #   Trustmark Corp......................................... 130,361  4,015,119
 #   UMB Financial Corp.....................................  83,398  5,324,962
     Umpqua Holdings Corp...................................  18,699    359,021
 *   Unico American Corp....................................   4,300     28,036
     Union Bankshares Corp..................................  95,576  3,262,965
     United Bancshares, Inc.................................     110      2,393
 #   United Bankshares, Inc................................. 162,418  5,387,405
     United Community Banks, Inc............................ 111,577  2,774,920
     United Community Financial Corp........................  81,459    745,350
     United Financial Bancorp, Inc.......................... 147,770  2,283,046
     United Fire Group, Inc.................................  39,695  2,136,782
 #   United Insurance Holdings Corp.........................  58,251  1,148,710
     United Security Bancshares.............................   7,256     77,784
     Unity Bancorp, Inc.....................................   9,777    206,979
     Universal Insurance Holdings, Inc...................... 101,962  4,280,365
     Univest Corp. of Pennsylvania..........................  52,958  1,321,832
 #   Valley National Bancorp................................ 519,073  5,180,349
     Value Line, Inc........................................   3,230     81,557
 #*  Veritex Holdings, Inc..................................  34,499    812,796
 #   Virtu Financial, Inc., Class A.........................   5,767    136,793
 #   Virtus Investment Partners, Inc........................  22,448  2,229,984
 #   Waddell & Reed Financial, Inc., Class A................ 142,300  2,713,661
     Walker & Dunlop, Inc...................................  57,225  2,401,161
     Washington Federal, Inc................................ 213,015  5,998,502
     Washington Trust Bancorp, Inc..........................  37,710  1,936,408
     Waterstone Financial, Inc..............................  91,586  1,496,515
     Webster Financial Corp.................................  35,000  2,059,400
     WesBanco, Inc..........................................  83,583  3,351,678
     West Bancorporation, Inc...............................  49,549  1,089,583
 #   Westamerica Bancorporation.............................  36,473  2,123,093
     Western New England Bancorp, Inc.......................  49,422    496,197
     Westwood Holdings Group, Inc...........................  13,814    585,023
     White Mountains Insurance Group, Ltd...................   1,975  1,751,173
     Wintrust Financial Corp................................  62,888  4,788,292
     WisdomTree Investments, Inc............................   1,462     11,360
 #*  World Acceptance Corp..................................  25,415  2,579,368
     WSFS Financial Corp....................................  37,979  1,615,247

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
FINANCIALS -- (Continued)
    WVS Financial Corp.....................................     700 $      9,450
                                                                    ------------
TOTAL FINANCIALS...........................................          613,367,974
                                                                    ------------
HEALTHCARE -- (9.1%)
#*  Acadia Healthcare Co., Inc............................. 133,803    5,552,824
#*  Accuray, Inc........................................... 113,286      508,654
#*  Achaogen, Inc..........................................     513        1,975
*   Achillion Pharmaceuticals, Inc......................... 912,323    2,609,244
*   Aclaris Therapeutics, Inc..............................  13,731      163,262
*   Acorda Therapeutics, Inc...............................  89,484    1,710,039
#*  Adamas Pharmaceuticals, Inc............................  11,045      182,795
*   Addus HomeCare Corp....................................  43,035    2,818,792
#*  Aduro Biotech, Inc.....................................  24,985      105,936
#*  Adverum Biotechnologies, Inc...........................  26,237      110,195
#*  Aeglea BioTherapeutics, Inc............................  14,538      125,463
#*  Agios Pharmaceuticals, Inc.............................   1,397       88,095
#*  Akebia Therapeutics, Inc...............................  48,747      365,115
*   Akorn, Inc............................................. 102,852      686,023
*   Albireo Pharma, Inc....................................   5,363      143,246
#*  Alder Biopharmaceuticals, Inc.......................... 105,804    1,343,711
#*  Aldeyra Therapeutics, Inc..............................   4,901       52,784
*   Allscripts Healthcare Solutions, Inc................... 320,670    3,819,180
#*  Alphatec Holdings, Inc.................................   3,906       11,718
#*  Altimmune, Inc.........................................   4,413       16,814
#*  AMAG Pharmaceuticals, Inc..............................  53,821    1,157,151
#*  Amedisys, Inc..........................................  68,500    7,535,000
#*  American Renal Associates Holdings, Inc................  48,871      942,722
#*  Amicus Therapeutics, Inc...............................  34,606      386,895
#*  AMN Healthcare Services, Inc...........................  87,619    4,435,274
#*  Amneal Pharmaceuticals, Inc............................  76,374    1,409,100
*   Amphastar Pharmaceuticals, Inc.........................  88,418    1,587,103
#*  AngioDynamics, Inc.....................................  56,468    1,153,641
#*  ANI Pharmaceuticals, Inc...............................  40,467    1,963,863
#*  Anika Therapeutics, Inc................................  46,000    1,644,960
#*  Apollo Endosurgery, Inc................................   3,322       18,869
*   Apollo Medical Holdings, Inc...........................     364        7,444
*   Applied Genetic Technologies Corp......................  30,527      191,710
#*  Aptevo Therapeutics, Inc...............................  67,997      229,150
*   Aquinox Pharmaceuticals, Inc...........................   8,321       21,468
#*  Aratana Therapeutics, Inc..............................  75,423      448,013
*   Aravive, Inc...........................................   8,700       51,330
*   Ardelyx, Inc...........................................  36,754      101,073
*   Arena Pharmaceuticals, Inc.............................     826       29,455
#*  Assertio Therapeutics, Inc............................. 183,656      891,650
#*  Atara Biotherapeutics, Inc.............................   4,638      158,480
    Atrion Corp............................................   3,399    2,318,730
*   Avanos Medical, Inc....................................  80,289    4,544,357
#*  Bellicum Pharmaceuticals, Inc..........................   2,593       10,554
#*  BioScrip, Inc.......................................... 166,128      445,223
*   BioSpecifics Technologies Corp.........................  14,726      902,262
*   BioTelemetry, Inc...................................... 102,457    5,952,752
*   Bovie Medical Corp.....................................   6,752       35,583
*   Brookdale Senior Living, Inc...........................  73,706      658,195
*   Calithera Biosciences, Inc.............................  43,859      207,014
#*  Calyxt, Inc............................................     819        9,861
#*  Cambrex Corp...........................................  72,842    3,881,750
    Cantel Medical Corp....................................  83,217    6,586,626
#*  Capital Senior Living Corp.............................  93,677      843,093
#*  CASI Pharmaceuticals, Inc..............................   3,000        9,840

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 HEALTHCARE -- (Continued)
 #*  Castlight Health, Inc., Class B........................  57,258 $  141,427
 *   Catalyst Biosciences, Inc..............................  35,190    313,191
 #*  Catalyst Pharmaceuticals, Inc..........................  35,374    105,415
 *   Cellular Biomedicine Group, Inc........................     367      4,668
 #*  Champions Oncology, Inc................................   7,089     87,762
 *   Charles River Laboratories International, Inc..........  45,997  5,603,355
     Chemed Corp............................................  24,202  7,365,395
 #*  ChemoCentryx, Inc......................................  45,158    488,610
 *   Chimerix, Inc..........................................   5,925     20,678
 *   Civitas Solutions, Inc.................................  34,969    505,652
 #*  Collegium Pharmaceutical, Inc..........................  13,245    212,582
 #   Computer Programs & Systems, Inc.......................  12,526    313,150
 *   Concert Pharmaceuticals, Inc...........................  43,403    647,573
     CONMED Corp............................................  47,238  3,185,258
 #*  Corcept Therapeutics, Inc..............................   8,480     99,640
 *   CorVel Corp............................................  44,234  2,563,803
 #*  Corvus Pharmaceuticals, Inc............................  18,884    143,330
 *   Cross Country Healthcare, Inc..........................  28,685    253,289
 *   CryoLife, Inc.......................................... 114,699  3,553,375
 *   Cumberland Pharmaceuticals, Inc........................  43,217    233,372
 #*  Cutera, Inc............................................  35,410    718,823
 #*  Cymabay Therapeutics, Inc..............................  28,365    299,251
 #*  Cytokinetics, Inc......................................  24,940    166,849
 *   Deciphera Pharmaceuticals, Inc.........................   4,768     96,266
 #*  Dermira, Inc........................................... 110,177  1,382,721
     Digirad Corp...........................................  40,501     50,424
 #*  Diplomat Pharmacy, Inc.................................  46,039    913,414
 *   Eagle Pharmaceuticals, Inc.............................   5,688    280,077
 #*  Eiger BioPharmaceuticals, Inc..........................   3,008     36,036
 *   Electromed, Inc........................................   9,750     62,790
 *   Emergent BioSolutions, Inc.............................  69,905  4,277,487
 #*  Enanta Pharmaceuticals, Inc............................  52,726  4,068,338
 *   Endo International P.L.C............................... 196,068  3,321,392
 #   Ensign Group, Inc. (The)...............................  77,518  2,871,267
 *   Enzo Biochem, Inc......................................  27,317     90,692
 #*  Epizyme Inc............................................  44,028    354,425
 #*  Evolent Health, Inc., Class A.......................... 113,030  2,509,266
 *   Five Prime Therapeutics, Inc...........................  67,227    816,136
 *   FONAR Corp.............................................   9,649    238,716
 *   Globus Medical, Inc., Class A..........................  61,368  3,243,299
 #*  GlycoMimetics, Inc.....................................  38,720    487,098
 *   Haemonetics Corp.......................................  60,790  6,350,731
 *   Halozyme Therapeutics, Inc.............................  37,422    581,164
 *   Harvard Bioscience, Inc................................  86,403    342,156
 #*  HealthEquity, Inc......................................  23,878  2,192,000
     HealthStream, Inc......................................  89,174  2,346,168
 #*  Heska Corp.............................................  19,802  1,984,556
     Hill-Rom Holdings, Inc.................................  29,914  2,515,169
 *   HMS Holdings Corp......................................  80,062  2,307,387
 *   Horizon Pharma P.L.C................................... 186,706  3,399,916
 *   Icad, Inc..............................................   2,400      7,008
 *   ICU Medical, Inc.......................................  24,253  6,177,967
 *   Idera Pharmaceuticals, Inc.............................   2,938     19,596
 #*  Infinity Pharmaceuticals, Inc..........................  59,681    119,362
 *   InfuSystem Holdings, Inc...............................   3,700     11,396
 *   Innoviva, Inc..........................................  72,767  1,015,827
 *   Inogen, Inc............................................  10,556  2,001,101
 #*  Inovio Pharmaceuticals, Inc............................  47,136    232,380
 *   Integer Holdings Corp..................................  61,421  4,574,022

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 HEALTHCARE -- (Continued)
 #*  Integra LifeSciences Holdings Corp..................... 104,090 $5,576,101
 *   Intellia Therapeutics, Inc.............................  14,100    239,418
 #*  Intra-Cellular Therapies, Inc..........................  41,080    697,538
 #*  IntriCon Corp..........................................  19,046    797,646
 #   Invacare Corp..........................................  91,852  1,186,728
 #*  Invitae Corp...........................................   4,963     70,425
 *   Iovance Biotherapeutics, Inc...........................  52,535    477,018
 *   IRIDEX Corp............................................   4,751     24,658
 #*  Jounce Therapeutics, Inc...............................   2,342      9,462
 #*  K2M Group Holdings, Inc................................   5,602    153,383
 *   Kadmon Holdings, Inc...................................   7,600     18,012
 *   Kala Pharmaceuticals, Inc..............................  56,855    412,199
 #*  Karyopharm Therapeutics, Inc...........................  19,845    209,166
     Kewaunee Scientific Corp...............................   2,424     69,326
 *   Kindred Biosciences, Inc...............................  72,130  1,048,770
 #*  Kura Oncology, Inc.....................................   9,266    100,721
 #*  Lannett Co., Inc.......................................   4,756     17,407
 *   Lantheus Holdings, Inc.................................  48,432    676,595
 #   LeMaitre Vascular, Inc.................................  67,138  1,792,585
 #*  LHC Group, Inc.........................................  68,923  6,301,630
 #*  LifePoint Health, Inc..................................  63,627  4,126,847
 #*  Ligand Pharmaceuticals, Inc............................  21,940  3,615,931
 *   LivaNova P.L.C.........................................  63,257  7,084,151
     Luminex Corp...........................................  49,985  1,438,068
 *   MacroGenics, Inc.......................................  31,415    517,091
 *   Magellan Health, Inc...................................  46,779  3,043,442
 #*  Mallinckrodt P.L.C.....................................  94,428  2,366,366
 *   Masimo Corp............................................  23,143  2,675,331
 #*  Medidata Solutions, Inc................................  11,851    833,125
 *   MEDNAX, Inc............................................   3,395    140,180
 *   MEI Pharma, Inc........................................  24,871     83,069
 #*  Melinta Therapeutics, Inc..............................   3,823     10,054
     Meridian Bioscience, Inc............................... 172,989  2,804,152
 *   Merit Medical Systems, Inc.............................  73,976  4,225,509
 #*  Merrimack Pharmaceuticals, Inc.........................   8,022     31,206
 *   Micron Solutions, Inc..................................   5,700     19,779
 #*  Minerva Neurosciences, Inc.............................  97,048  1,064,617
 *   Miragen Therapeutics, Inc..............................  35,100    151,632
 #*  Mirati Therapeutics, Inc...............................   9,732    363,685
 *   Misonix, Inc...........................................   1,809     30,029
 *   Molecular Templates, Inc...............................   4,100     17,548
 #*  Molina Healthcare, Inc.................................  26,965  3,418,353
 *   Momenta Pharmaceuticals, Inc...........................  23,256    290,933
 #*  Myriad Genetics, Inc................................... 100,045  4,505,026
 #*  Nabriva Therapeutics P.L.C.............................   5,560     11,009
 *   NantKwest, Inc.........................................   9,213     20,084
     National HealthCare Corp...............................  24,420  1,942,123
     National Research Corp., Class A.......................  42,285  1,608,944
 *   Natus Medical, Inc.....................................  81,179  2,425,629
 *   Neogen Corp............................................  51,156  3,106,192
 *   NeoGenomics, Inc.......................................  45,884    846,101
 *   NewLink Genetics Corp..................................   3,901      7,373
 *   NextGen Healthcare, Inc................................  18,950    279,891
 #*  NuVasive, Inc..........................................  67,327  3,781,758
 *   Nuvectra Corp..........................................  43,811    876,658
 *   ObsEva SA..............................................   2,432     38,207
 #*  Ocular Therapeutix, Inc................................  21,803    108,143
 #*  Omnicell, Inc..........................................  93,919  6,640,073
 #*  Onconova Therapeutics, Inc.............................   2,339     12,303

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 HEALTHCARE -- (Continued)
 *   Ophthotech Corp........................................  63,655 $  143,860
 *   OraSure Technologies, Inc.............................. 197,582  2,746,390
 *   Orthofix Medical, Inc..................................  42,422  2,580,106
 *   Otonomy, Inc...........................................   4,423     10,306
 #   Owens & Minor, Inc.....................................  47,931    378,655
 *   Pacira Pharmaceuticals, Inc............................   9,038    441,868
 #*  Paratek Pharmaceuticals Inc............................   1,378     10,266
 *   PDL BioPharma, Inc..................................... 146,634    365,119
 #*  PetIQ, Inc.............................................   1,045     33,085
 *   Pfenex, Inc............................................  25,758    102,259
     Phibro Animal Health Corp., Class A....................  17,173    737,065
 #*  PolarityTE, Inc........................................   5,800     88,392
 #*  Prestige Consumer Healthcare, Inc...................... 110,081  3,980,529
 #*  Progenics Pharmaceuticals, Inc.........................  45,070    225,801
 *   Protagonist Therapeutics, Inc..........................  19,909    159,073
 #*  Prothena Corp. P.L.C...................................  54,024    669,898
 *   Providence Service Corp. (The).........................  46,844  3,095,920
     Psychemedics Corp......................................  10,230    179,025
 *   PTC Therapeutics, Inc..................................  31,950  1,230,714
 #*  Pulse Biosciences, Inc.................................   2,000     25,620
 *   Quidel Corp............................................  56,818  3,656,806
 #*  Quorum Health Corp.....................................  52,411    208,596
 *   R1 RCM, Inc............................................  37,941    321,360
 *   Ra Pharmaceuticals, Inc................................  20,609    295,121
 *   RadNet, Inc............................................ 100,345  1,485,106
 #*  Recro Pharma, Inc......................................   6,497     41,971
 *   REGENXBIO, Inc.........................................   5,786    385,753
 #*  Repligen Corp..........................................  70,302  3,811,774
 #*  Retrophin, Inc.........................................  52,797  1,354,771
 *   Revance Therapeutics, Inc..............................  12,463    271,320
 #*  Rigel Pharmaceuticals, Inc.............................  66,568    191,050
 #*  Rocket Pharmaceuticals, Inc............................   4,100     64,944
 *   RTI Surgical, Inc...................................... 124,030    568,057
 #*  Savara, Inc............................................   5,004     45,036
 *   SeaSpine Holdings Corp.................................  25,696    441,200
 *   Select Medical Holdings Corp........................... 206,482  3,423,472
 #*  Sesen Bio, Inc.........................................  24,277     35,930
 #*  Sienna Biopharmaceuticals, Inc.........................   1,080      9,968
     Simulations Plus, Inc..................................  27,544    556,664
 #*  Spectrum Pharmaceuticals, Inc..........................  94,746  1,127,477
 *   STAAR Surgical Co......................................  10,813    433,709
 #*  Stemline Therapeutics, Inc.............................  27,857    417,298
 #*  Supernus Pharmaceuticals, Inc..........................  41,697  1,983,109
 *   Surface Oncology, Inc..................................   2,500     19,525
 *   Surmodics, Inc.........................................  41,143  2,609,700
 #*  Syndax Pharmaceuticals, Inc............................  29,109    140,014
 #*  Syneos Health, Inc.....................................  36,008  1,643,045
 #*  Synlogic, Inc..........................................  16,310    129,012
 #*  Syros Pharmaceuticals, Inc.............................  11,692     76,933
 *   Taro Pharmaceutical Industries, Ltd....................     900     89,559
 #*  Teligent, Inc..........................................   2,477      7,951
 #*  Tenet Healthcare Corp.................................. 168,410  4,333,189
 *   Tetraphase Pharmaceuticals, Inc........................ 821,062  1,683,177
 #*  Tivity Health, Inc.....................................  75,463  2,596,682
 #*  Tocagen, Inc...........................................   2,443     25,554
 #*  Triple-S Management Corp., Class B.....................  36,746    630,561
 *   Ultragenyx Pharmaceutical Inc..........................  15,176    735,277
     US Physical Therapy, Inc...............................  29,093  3,128,079
     Utah Medical Products, Inc.............................  12,265  1,069,263

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
#*  Vanda Pharmaceuticals Inc..............................   9,600 $    182,112
#*  Varex Imaging Corp.....................................     717       18,613
#*  Verastem, Inc..........................................  76,950      390,136
#*  Vocera Communications Inc..............................   5,142      178,479
#*  Wright Medical Group NV................................  32,519      877,363
#*  XOMA Corp..............................................     923       11,362
#*  Zafgen, Inc............................................  38,825      376,991
#*  Zogenix, Inc...........................................  36,081    1,506,743
*   Zynerba Pharmaceuticals, Inc...........................   2,800       14,728
                                                                    ------------
TOTAL HEALTHCARE...........................................          304,738,145
                                                                    ------------
INDUSTRIALS -- (17.3%)
#   AAON, Inc.............................................. 102,100    3,521,429
    AAR Corp...............................................  58,300    2,773,914
#   ABM Industries, Inc.................................... 116,525    3,583,144
*   Acacia Research Corp...................................  78,399      257,149
    ACCO Brands Corp....................................... 196,834    1,588,450
    Acme United Corp.......................................  11,226      194,883
    Actuant Corp., Class A.................................  94,831    2,261,719
*   Advanced Disposal Services, Inc........................   1,724       46,703
    Advanced Drainage Systems, Inc.........................  14,175      393,923
*   Aegion Corp............................................  68,967    1,335,201
#*  Aerojet Rocketdyne Holdings, Inc....................... 113,809    4,019,734
#*  Aerovironment, Inc.....................................  47,751    4,296,157
    AGCO Corp..............................................   9,666      541,683
    Air Lease Corp.........................................  74,564    2,840,888
*   Air Transport Services Group, Inc...................... 135,037    2,646,725
    Alamo Group, Inc.......................................  27,770    2,380,444
    Albany International Corp., Class A....................  51,795    3,624,614
#   Allegiant Travel Co....................................  21,976    2,508,341
    Allied Motion Technologies, Inc........................  35,135    1,533,994
    Altra Industrial Motion Corp...........................  65,132    2,101,810
*   Ameresco, Inc., Class A................................  30,580      500,595
    American Railcar Industries, Inc.......................  53,313    3,727,112
*   American Woodmark Corp.................................  32,860    1,986,058
*   AMREP Corp.............................................   2,776       18,488
#   Apogee Enterprises, Inc................................  71,211    2,570,717
    Applied Industrial Technologies, Inc...................  61,312    4,030,038
*   Aqua Metals, Inc.......................................  16,400       37,720
*   ARC Document Solutions, Inc............................   8,344       19,024
    ArcBest Corp...........................................  65,791    2,442,162
#   Argan, Inc.............................................  44,683    1,966,946
*   Armstrong Flooring, Inc................................ 117,067    1,820,392
*   Armstrong World Industries, Inc........................  64,806    4,001,771
*   Arotech Corp...........................................   3,087        8,520
*   ASGN, Inc.............................................. 101,799    6,828,677
    Astec Industries, Inc..................................  26,507      996,928
*   Astronics Corp.........................................  53,964    1,573,590
#*  Astronics Corp., Class B...............................  12,358      359,608
*   Atkore International Group, Inc........................  47,046      906,106
*   Atlas Air Worldwide Holdings, Inc......................  35,913    1,853,829
#*  Avis Budget Group, Inc................................. 141,110    3,968,013
#*  Axon Enterprise, Inc................................... 117,616    7,259,260
    AZZ, Inc...............................................  40,206    1,783,136
    Barnes Group, Inc......................................  88,315    4,998,629
    Barrett Business Services, Inc.........................  24,673    1,552,425
#*  Beacon Roofing Supply, Inc.............................  59,237    1,653,305
    BG Staffing, Inc.......................................  12,270      317,057
#*  Blue Bird Corp.........................................  13,636      253,766

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 #*  BlueLinx Holdings, Inc.................................   8,926 $  210,207
 #*  BMC Stock Holdings, Inc................................  23,154    387,598
     Brady Corp., Class A...................................  53,643  2,161,276
     Briggs & Stratton Corp.................................  68,508    995,421
 #   Brink's Co. (The)......................................  60,744  4,028,542
 #*  Builders FirstSource, Inc.............................. 115,936  1,435,288
     BWX Technologies, Inc..................................  58,682  3,430,550
 *   CAI International, Inc.................................  54,658  1,361,531
 *   Casella Waste Systems, Inc., Class A................... 143,196  4,662,462
 *   CBIZ, Inc.............................................. 126,222  2,799,604
 #   CECO Environmental Corp................................  60,222    448,052
 *   Celadon Group, Inc.....................................   6,975     16,112
 *   Chart Industries, Inc..................................  67,086  4,565,202
 #   Chicago Rivet & Machine Co.............................     841     28,127
 #*  Cimpress NV............................................  38,999  4,874,485
 #   CIRCOR International, Inc..............................  25,613    832,679
 *   Civeo Corp.............................................  82,599    235,407
 *   Clean Harbors, Inc.....................................  71,561  4,869,010
 *   Colfax Corp............................................  32,714    916,973
     Columbus McKinnon Corp.................................  45,359  1,666,036
     Comfort Systems USA, Inc...............................  81,966  4,383,542
 #*  Command Security Corp..................................   9,978     27,839
 *   Commercial Vehicle Group, Inc.......................... 137,009    916,590
     CompX International, Inc...............................   2,107     27,475
 *   Continental Building Products, Inc.....................  37,208  1,034,754
 *   Continental Materials Corp.............................     135      2,093
     Copa Holdings SA, Class A..............................  27,455  1,988,566
 #   Costamare, Inc.........................................  40,516    214,735
     Covanta Holding Corp...................................  38,249    561,878
 *   Covenant Transportation Group, Inc., Class A...........  35,593    890,893
 *   CPI Aerostructures, Inc................................  13,295     90,406
     CRA International, Inc.................................  20,118    847,974
 *   CSW Industrials, Inc...................................  20,731    954,248
     Cubic Corp.............................................  41,792  2,741,973
     Curtiss-Wright Corp....................................  26,134  2,860,628
     Deluxe Corp............................................  66,377  3,133,658
     DMC Global, Inc........................................  36,931  1,423,690
     Douglas Dynamics, Inc..................................  77,165  3,348,189
 *   Ducommun, Inc..........................................  21,433    796,450
 *   DXP Enterprises, Inc...................................  43,533  1,383,479
 #*  Dycom Industries, Inc..................................  72,056  4,891,161
 *   Eagle Bulk Shipping, Inc...............................  24,626    122,884
     Eastern Co. (The)......................................   7,733    218,844
 *   Echo Global Logistics, Inc............................. 104,405  2,684,253
     Ecology and Environment, Inc., Class A.................     920     11,914
     EMCOR Group, Inc.......................................  88,383  6,273,425
     Encore Wire Corp.......................................  41,411  1,830,366
     EnerSys................................................  68,976  5,488,420
 *   Engility Holdings, Inc.................................  44,886  1,392,813
     Ennis, Inc.............................................  63,660  1,232,458
     EnPro Industries, Inc..................................  41,842  2,602,572
 #   EnviroStar, Inc........................................     837     34,777
     ESCO Technologies, Inc.................................  41,752  2,556,057
     Espey Manufacturing & Electronics Corp.................   6,393    179,004
     Essendant, Inc.........................................  69,968    891,392
 *   Esterline Technologies Corp............................  49,403  5,797,936
 #*  ExOne Co. (The)........................................   1,980     13,068
     Exponent, Inc..........................................  82,404  4,158,106
     Federal Signal Corp.................................... 148,867  3,273,585

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
     Forrester Research, Inc................................  45,122 $1,817,514
     Forward Air Corp.......................................  44,670  2,679,753
 *   Franklin Covey Co......................................  43,560    973,130
     Franklin Electric Co., Inc.............................  68,182  2,892,280
 *   FreightCar America, Inc................................  25,209    360,489
 *   FTI Consulting, Inc....................................  76,280  5,271,711
 #   GATX Corp..............................................  50,628  3,793,556
 *   Genco Shipping & Trading, Ltd.......................... 167,986  1,851,206
 *   Gencor Industries, Inc.................................  16,418    186,837
 *   Generac Holdings, Inc..................................  73,085  3,707,602
 *   Gibraltar Industries, Inc..............................  65,935  2,349,923
     Global Brass & Copper Holdings, Inc....................  69,856  2,208,847
 *   GMS, Inc...............................................  19,393    318,821
 *   Goldfield Corp. (The)..................................  22,160     81,992
     Gorman-Rupp Co. (The)..................................  64,908  2,239,326
 *   GP Strategies Corp.....................................  39,071    570,827
     Graham Corp............................................  33,735    830,218
 #   Granite Construction, Inc..............................  70,161  3,207,761
 *   Great Lakes Dredge & Dock Corp......................... 118,180    686,626
 #   Greenbrier Cos., Inc. (The)............................  60,008  2,847,380
     Griffon Corp...........................................  91,355  1,107,223
     H&E Equipment Services, Inc............................  97,220  2,342,030
 *   Harsco Corp............................................  99,176  2,724,365
 #   Hawaiian Holdings, Inc................................. 116,041  4,016,179
 #   Healthcare Services Group, Inc.........................  58,187  2,361,810
 #   Heartland Express, Inc................................. 118,127  2,299,933
 #   HEICO Corp.............................................   1,277    107,051
     HEICO Corp., Class A...................................  56,866  3,790,688
     Heidrick & Struggles International, Inc................  61,616  2,126,368
 *   Herc Holdings, Inc.....................................  14,826    475,322
 *   Heritage-Crystal Clean, Inc............................  28,535    656,020
     Herman Miller, Inc.....................................  84,012  2,768,195
 #*  Hertz Global Holdings, Inc.............................   3,240     44,550
 #*  Hill International, Inc................................  77,548    218,685
     Hillenbrand, Inc.......................................  77,974  3,734,955
     HNI Corp...............................................  49,554  1,877,601
 *   Houston Wire & Cable Co................................  11,452     71,575
 *   Hub Group, Inc., Class A...............................  57,870  2,651,603
     Hurco Cos., Inc........................................  17,511    713,398
 *   Huron Consulting Group, Inc............................  36,710  2,000,328
     Hyster-Yale Materials Handling, Inc....................  20,138  1,217,342
     ICF International, Inc.................................  50,356  3,708,216
 *   IES Holdings, Inc......................................  30,715    544,884
 *   InnerWorkings, Inc..................................... 176,340  1,267,885
 #*  Innovative Solutions & Support, Inc....................  19,757     47,812
     Insperity, Inc.........................................  57,030  6,264,745
     Insteel Industries, Inc................................  65,841  1,719,767
     Interface, Inc......................................... 122,955  2,002,937
     ITT, Inc...............................................  16,509    833,705
 *   Jason Industries, Inc..................................   3,500      8,015
 #   John Bean Technologies Corp............................  62,171  6,463,919
     Kadant, Inc............................................  23,091  2,279,082
     Kaman Corp.............................................  39,567  2,513,296
     KBR, Inc............................................... 172,901  3,419,982
     Kelly Services, Inc., Class A..........................  58,105  1,364,886
     Kennametal, Inc........................................ 129,752  4,599,708
 #*  KeyW Holding Corp. (The)...............................  68,710    537,999
     Kforce, Inc............................................  82,920  2,555,594
     Kimball International, Inc., Class B................... 125,422  2,064,446

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 #*  Kirby Corp.............................................  93,431 $6,721,426
 #   Knoll, Inc.............................................  61,882  1,228,358
     Korn/Ferry International...............................  98,690  4,454,867
 #*  Kratos Defense & Security Solutions, Inc............... 129,909  1,627,760
     Landstar System, Inc...................................  44,453  4,449,301
 *   Lawson Products, Inc...................................  19,045    629,628
 *   LB Foster Co., Class A.................................  14,945    271,700
 *   Limbach Holdings, Inc..................................   1,415     13,428
 #   Lindsay Corp...........................................  14,054  1,343,843
     LS Starrett Co. (The), Class A.........................   1,920     10,406
     LSC Communications, Inc................................ 749,877  7,071,340
     LSI Industries, Inc.................................... 110,996    479,503
 *   Lydall, Inc............................................  40,390  1,206,449
     Macquarie Infrastructure Corp..........................  47,985  1,773,046
 #*  Manitex International, Inc.............................  17,895    152,823
 #*  Manitowoc Co., Inc. (The)..............................  99,022  1,810,122
     Marten Transport, Ltd.................................. 131,915  2,540,683
 *   Masonite International Corp............................   9,600    531,744
 #*  MasTec, Inc............................................ 126,820  5,517,938
     Matson, Inc............................................  54,659  1,917,438
 #   Matthews International Corp., Class A..................  50,900  2,118,458
     McGrath RentCorp.......................................  35,076  1,872,708
 #*  Mercury Systems, Inc...................................  64,744  3,033,904
 *   Meritor, Inc........................................... 156,901  2,665,748
     Miller Industries, Inc.................................  28,647    692,398
 *   Mistras Group, Inc.....................................  56,635  1,127,037
     Mobile Mini, Inc.......................................  76,887  3,161,593
     Moog, Inc., Class A....................................  40,439  2,893,410
 *   MRC Global, Inc........................................ 207,829  3,289,933
     MSA Safety, Inc........................................  44,387  4,635,778
     Mueller Industries, Inc................................  86,394  2,103,694
     Mueller Water Products, Inc., Class A.................. 299,631  3,074,214
 #   Multi-Color Corp.......................................  35,521  1,888,296
 *   MYR Group, Inc.........................................  49,036  1,637,312
 #   National Presto Industries, Inc........................  10,986  1,369,625
     Navigant Consulting, Inc...............................  83,387  1,801,159
 *   Navistar International Corp............................  68,520  2,294,735
 *   NCI Building Systems, Inc.............................. 148,501  1,819,137
 #*  Nexeo Solutions, Inc...................................   5,604     58,562
 *   NL Industries, Inc.....................................   1,951     10,340
 #   NN, Inc................................................  22,754    263,946
 *   Northwest Pipe Co......................................  30,319    539,981
 #*  NOW, Inc............................................... 118,848  1,526,008
 #*  NV5 Global, Inc........................................  36,350  2,837,845
 #   Omega Flex, Inc........................................  22,050  1,334,025
 *   Orion Group Holdings, Inc..............................  35,489    167,508
     Oshkosh Corp...........................................   5,842    327,970
 *   PAM Transportation Services, Inc.......................  12,500    732,750
     Park-Ohio Holdings Corp................................  39,251  1,298,423
 *   Patrick Industries, Inc................................  52,368  2,278,532
 *   Patriot Transportation Holding, Inc....................   5,218    104,360
 *   Perma-Pipe International Holdings, Inc.................  11,947    109,315
 *   PGT Innovations, Inc................................... 168,923  3,422,380
     PICO Holdings, Inc.....................................  29,527    337,198
     Powell Industries, Inc.................................  30,413    886,843
     Preformed Line Products Co.............................   7,927    500,986
     Primoris Services Corp.................................  84,394  1,786,621
     Quad/Graphics, Inc.....................................  97,807  1,509,162
     Quanex Building Products Corp..........................  65,094    964,693

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 *   Radiant Logistics, Inc.................................  75,755 $  412,107
     Raven Industries, Inc..................................  73,896  3,212,998
 #*  RBC Bearings, Inc......................................  30,823  4,551,941
     RCM Technologies, Inc..................................  22,513     95,230
 #*  Red Violet, Inc........................................   1,609      9,477
     Regal Beloit Corp......................................  75,389  5,405,391
     Resources Connection, Inc.............................. 115,931  1,891,994
 *   Rexnord Corp...........................................  86,966  2,331,558
 #   RR Donnelley & Sons Co................................. 194,275  1,140,394
     Rush Enterprises, Inc., Class A........................  46,147  1,633,142
     Rush Enterprises, Inc., Class B........................  18,930    682,616
     Ryder System, Inc......................................   1,354     74,890
 *   Saia, Inc..............................................  68,445  4,302,453
 #   Scorpio Bulkers, Inc...................................  80,535    512,203
     Servotronics, Inc......................................   2,783     26,856
 *   SIFCO Industries, Inc..................................   6,261     30,902
     Simpson Manufacturing Co., Inc.........................  87,482  4,993,473
 #*  SiteOne Landscape Supply, Inc..........................     200     13,608
     SkyWest, Inc...........................................  61,564  3,527,002
 *   SP Plus Corp...........................................  39,983  1,277,857
     Spartan Motors, Inc....................................  86,429    581,667
 *   Sparton Corp...........................................  26,736    330,992
 #*  Spirit Airlines, Inc................................... 161,347  8,373,909
 *   SPX Corp...............................................  37,644  1,103,722
 *   SPX FLOW, Inc..........................................  48,510  1,660,497
     Standex International Corp.............................  32,398  2,628,126
     Steelcase, Inc., Class A............................... 147,056  2,441,130
 #*  Sterling Construction Co., Inc......................... 204,920  2,327,891
     Sun Hydraulics Corp....................................  39,087  1,813,637
 #*  Sunrun, Inc............................................  89,603  1,098,533
     Systemax, Inc..........................................  67,300  2,174,463
 #*  Team, Inc..............................................  93,431  1,859,277
 *   Teledyne Technologies, Inc.............................  14,670  3,246,178
     Tennant Co.............................................  21,936  1,340,728
 #   Terex Corp............................................. 149,749  5,000,119
     Tetra Tech, Inc........................................ 107,483  7,098,177
 *   Textainer Group Holdings, Ltd..........................  42,939    503,674
 *   Thermon Group Holdings, Inc............................  75,414  1,627,434
     Timken Co. (The)....................................... 121,901  4,821,185
     Titan International, Inc...............................  22,306    157,480
 #*  Titan Machinery, Inc...................................  64,459    918,541
 #*  TPI Composites, Inc....................................  46,646  1,178,278
 *   Transcat, Inc..........................................   3,443     71,305
 *   Trex Co., Inc..........................................  58,464  3,583,843
 *   TriMas Corp............................................  81,389  2,396,906
 *   TriNet Group, Inc......................................  63,113  2,965,680
     Trinity Industries, Inc................................  19,639    560,693
     Triton International, Ltd..............................  83,784  2,695,331
 #   Triumph Group, Inc.....................................  74,144  1,353,128
 *   TrueBlue, Inc..........................................  72,527  1,692,055
 #*  Tutor Perini Corp......................................  85,635  1,327,343
 *   Twin Disc, Inc.........................................  33,756    645,752
 *   Ultralife Corp.........................................  49,397    334,418
     UniFirst Corp..........................................  26,680  3,983,324
     Universal Forest Products, Inc.........................  99,768  2,820,441
     Universal Logistics Holdings, Inc......................  34,938    949,265
 #   US Ecology, Inc........................................  42,546  2,975,242
 *   USA Truck, Inc.........................................  28,122    553,160
     Valmont Industries, Inc................................  26,941  3,349,036

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                             ------- ------------
INDUSTRIALS -- (Continued)
*    Vectrus, Inc...........................................  35,559 $    952,981
*    Veritiv Corp...........................................  50,879    1,696,306
     Viad Corp..............................................  43,595    2,087,765
#*   Vicor Corp.............................................  20,402      818,120
     Virco Manufacturing Corp...............................   6,861       29,708
     VSE Corp...............................................  16,296      511,043
#    Wabash National Corp................................... 102,957    1,554,651
#    Watsco, Inc., Class B..................................   1,248      185,640
     Watts Water Technologies, Inc., Class A................  47,698    3,341,245
#*   Welbilt, Inc........................................... 245,801    4,601,395
#    Werner Enterprises, Inc................................ 111,569    3,591,406
*    Wesco Aircraft Holdings, Inc........................... 161,014    1,639,123
*    WESCO International, Inc...............................  44,976    2,256,896
#*   Willdan Group, Inc.....................................  28,552      862,270
*    Willis Lease Finance Corp..............................  11,622      402,354
*    YRC Worldwide, Inc.....................................  74,480      615,205
                                                                     ------------
TOTAL INDUSTRIALS...........................................          581,512,482
                                                                     ------------
INFORMATION TECHNOLOGY -- (11.5%)
#*   A10 Networks Inc.......................................  10,321       59,965
*    ACI Worldwide, Inc..................................... 171,129    4,293,627
*>>  Actua Corp.............................................  15,285       16,584
#*   Adesto Technologies Corp...............................  12,126       48,383
     ADTRAN, Inc............................................ 112,981    1,518,465
*    Advanced Energy Industries, Inc........................  82,861    3,565,509
#*   Aehr Test Systems......................................   8,100       15,552
*    Agilysys, Inc..........................................  66,476    1,081,565
#*   Alarm.com Holdings, Inc................................   9,581      426,163
*    Alpha & Omega Semiconductor, Ltd.......................  33,152      307,319
     American Software, Inc., Class A.......................  83,811      964,665
*    Amkor Technology, Inc.................................. 144,310    1,031,816
#*   Amtech Systems, Inc....................................   2,380       11,162
*    Anixter International, Inc.............................  62,578    4,110,749
*    Appfolio, Inc., Class A................................   3,215      183,577
*    ARRIS International P.L.C..............................  16,404      407,967
*    Aspen Technology, Inc..................................  33,287    2,825,733
     AstroNova, Inc.........................................   9,161      176,991
#*   Asure Software, Inc....................................  17,398      193,814
*    Aviat Networks, Inc....................................   4,294       63,594
#*   Avid Technology, Inc................................... 655,214    3,472,634
     AVX Corp............................................... 103,114    1,719,942
*    Aware, Inc.............................................  34,012      130,266
#*   Axcelis Technologies, Inc..............................  84,063    1,450,927
#*   AXT, Inc...............................................  57,539      379,182
#    Badger Meter, Inc......................................  63,572    3,122,021
     Bel Fuse, Inc., Class A................................   2,583       48,405
     Bel Fuse, Inc., Class B................................  18,255      401,610
#    Belden, Inc............................................  65,597    3,545,518
     Benchmark Electronics, Inc.............................  66,556    1,452,917
     BK Technologies, Inc...................................  29,676      119,594
#    Blackbaud, Inc.........................................  52,217    3,745,003
*    Bottomline Technologies de, Inc........................  37,887    2,524,790
*    Brightcove, Inc........................................  13,611      109,160
#    Brooks Automation, Inc.................................  97,464    3,024,308
*    BSQUARE Corp...........................................   4,980       11,454
     Cabot Microelectronics Corp............................  36,466    3,559,811
*    CACI International, Inc., Class A......................  47,362    8,452,223
#*   CalAmp Corp............................................ 122,505    2,442,750
*    Calix, Inc............................................. 171,267    1,250,249

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
 #*  Carbonite, Inc.........................................  96,277 $3,293,636
 *   Cardtronics P.L.C., Class A............................  69,707  1,893,242
     Cass Information Systems, Inc..........................  32,956  2,178,392
     CCUR Holdings, Inc.....................................  10,672     40,874
 *   CEVA, Inc..............................................  37,919    934,324
 *   ChannelAdvisor Corp....................................   7,664     88,749
 *   Ciena Corp............................................. 107,766  3,368,765
 #*  Cirrus Logic, Inc...................................... 125,945  4,715,381
 *   Cision, Ltd............................................   9,302    137,577
 *   Clearfield, Inc........................................  33,636    404,305
 #*  Coherent, Inc..........................................  17,867  2,200,142
     Cohu, Inc..............................................  69,831  1,452,485
     Communications Systems, Inc............................  11,195     32,466
 *   CommVault Systems Inc..................................   6,574    382,738
 *   Computer Task Group, Inc...............................  21,319    100,839
     Comtech Telecommunications Corp........................  61,465  1,716,103
 *   Conduent, Inc.......................................... 359,220  6,861,102
 #*  Control4 Corp..........................................  90,949  2,539,296
 *   CoreLogic, Inc.........................................  91,247  3,706,453
 #*  Cray, Inc.............................................. 105,826  2,401,192
 #*  Cree, Inc.............................................. 182,624  7,089,464
 #   CSG Systems International, Inc.........................  71,089  2,495,224
     CSP, Inc...............................................   2,788     34,850
     CTS Corp...............................................  72,034  1,922,587
 #*  CyberOptics Corp.......................................  22,829    482,605
     Daktronics, Inc........................................  95,473    697,908
 #*  DASAN Zhone Solutions, Inc.............................     800     10,400
 *   Data I/O Corp..........................................   2,221     11,083
 *   Datawatch Corp.........................................   3,400     31,722
 *   Digi International, Inc................................  52,484    608,814
 *   Diodes, Inc............................................  77,976  2,354,095
 #*  DSP Group, Inc.........................................  73,061    893,536
 #*  Eastman Kodak Co.......................................   5,718     13,952
 #   Ebix, Inc..............................................  42,888  2,457,911
 *   EchoStar Corp., Class A................................   4,368    177,122
 *   Edgewater Technology, Inc..............................  12,344     57,400
 *   eGain Corp.............................................   4,895     36,566
 #*  Electro Scientific Industries, Inc..................... 105,504  3,059,616
 #*  Electronics For Imaging, Inc...........................  82,127  2,500,767
 #*  Ellie Mae, Inc.........................................  22,063  1,462,336
 *   EMCORE Corp............................................  32,553    160,486
 #*  Endurance International Group Holdings, Inc............  63,640    628,127
     Entegris, Inc.......................................... 102,102  2,709,787
 #*  Envestnet, Inc.........................................  16,157    840,487
 *   EPAM Systems, Inc......................................  27,928  3,336,558
 *   ePlus, Inc.............................................  39,060  3,315,413
 *   Euronet Worldwide, Inc.................................  49,036  5,451,822
 *   Everi Holdings, Inc....................................  16,971    122,191
     EVERTEC, Inc...........................................  37,327    973,488
 #*  Exela Technologies, Inc................................   4,700     28,670
 *   ExlService Holdings, Inc...............................  38,784  2,486,054
 *   Extreme Networks, Inc..................................   6,778     37,618
 *   Fabrinet...............................................  58,369  2,528,545
 *   Fair Isaac Corp........................................  47,990  9,248,153
 *   FARO Technologies, Inc.................................  44,491  2,248,575
 #*  Finisar Corp........................................... 210,580  3,514,580
 *   Finjan Holdings, Inc...................................  44,110    160,560
 #*  Fitbit, Inc., Class A.................................. 224,373  1,061,284
 #*  FormFactor, Inc........................................ 135,773  1,661,862

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
 *   Frequency Electronics, Inc.............................  19,976 $  221,734
     GlobalSCAPE, Inc.......................................  12,700     50,927
 *   Globant SA.............................................   2,882    148,365
 *   GSE Systems, Inc.......................................  17,551     54,233
 *   GSI Technology, Inc....................................  50,322    297,403
 #*  GTT Communications, Inc................................  83,621  3,001,994
     Hackett Group, Inc. (The).............................. 101,230  2,072,178
 #*  Harmonic, Inc.......................................... 209,029  1,151,750
 #*  Ichor Holdings, Ltd....................................  41,491    736,465
 *   ID Systems, Inc........................................  16,326    102,119
 #*  IEC Electronics Corp...................................  13,094     69,136
 #*  II-VI, Inc.............................................  74,684  2,780,485
 *   Image Sensing Systems, Inc.............................     700      3,906
 *   Immersion Corp.........................................   5,227     52,322
 *   Infinera Corp..........................................  67,265    372,648
 *   Information Services Group, Inc........................  23,159     95,183
 *   Inphi Corp.............................................   8,000    256,000
 *   Insight Enterprises, Inc...............................  60,629  3,133,913
 *   Integrated Device Technology, Inc...................... 134,300  6,286,583
     InterDigital, Inc......................................  49,707  3,526,712
 #*  Internap Corp..........................................     287      2,460
 *   inTEST Corp............................................  24,363    179,068
 #*  Intevac, Inc...........................................  27,734    133,123
 #*  Iteris, Inc............................................  23,716    102,453
 *   Itron, Inc.............................................  48,320  2,519,405
 #   j2 Global, Inc.........................................  42,640  3,105,898
     Jabil, Inc.............................................  25,053    619,561
 *   KEMET Corp............................................. 163,605  3,563,317
 *   Key Tronic Corp........................................  24,700    181,051
 *   Kimball Electronics, Inc...............................  55,402  1,019,397
 *   Knowles Corp........................................... 168,486  2,726,103
 #*  Kopin Corp............................................. 447,752    998,487
     Kulicke & Soffa Industries, Inc........................ 117,342  2,385,563
 *   KVH Industries, Inc....................................  42,736    527,790
 *   Lantronix, Inc.........................................  13,733     52,048
 *   Lattice Semiconductor Corp............................. 271,513  1,631,793
 *   Limelight Networks, Inc................................ 309,566  1,247,551
     Littelfuse, Inc........................................  22,098  4,003,274
 *   LivePerson, Inc........................................     522     11,797
 *   LiveRamp Holdings, Inc................................. 132,816  6,067,035
 #*  Lumentum Holdings, Inc.................................  25,923  1,416,692
 *   Luna Innovations, Inc..................................   6,237     20,333
 *   Luxoft Holding, Inc....................................  10,800    445,284
 #*  MACOM Technology Solutions Holdings, Inc...............   1,430     20,120
 #*  MagnaChip Semiconductor Corp...........................  13,480    108,918
 #*  Manhattan Associates, Inc.............................. 116,009  5,538,270
     ManTech International Corp., Class A...................  45,781  2,622,336
     Marvell Technology Group, Ltd..........................     702     11,520
     MAXIMUS, Inc...........................................   8,797    571,541
 #*  MaxLinear, Inc.........................................  29,847    579,330
 #*  Maxwell Technologies, Inc..............................   2,111      6,206
 #   Mesa Laboratories, Inc.................................  11,119  2,031,330
     Methode Electronics, Inc...............................  97,835  2,895,916
 *   MicroStrategy, Inc., Class A...........................   4,019    506,273
 #*  Mitek Systems, Inc.....................................  30,941    283,729
     MKS Instruments, Inc...................................  52,886  3,897,169
 *   MoneyGram International, Inc...........................  14,880     63,091
 #   Monolithic Power Systems, Inc..........................  65,929  7,787,533
     Monotype Imaging Holdings, Inc.........................  83,270  1,459,723

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INFORMATION TECHNOLOGY -- (Continued)
 #   MTS Systems Corp.......................................  20,355 $  963,809
 *   Nanometrics, Inc.......................................  77,128  2,472,724
 *   Napco Security Technologies, Inc.......................  50,832    715,206
 #*  NCR Corp...............................................  10,413    279,589
 #*  NeoPhotonics Corp......................................   6,785     54,280
 *   NETGEAR, Inc...........................................  60,312  3,346,110
 #*  NetScout Systems, Inc..................................  85,952  2,171,148
     Network-1 Technologies, Inc............................   8,465     22,686
     NIC, Inc...............................................  58,476    778,316
 *   Novanta, Inc...........................................  68,099  3,964,043
     NVE Corp...............................................   7,157    606,198
 *   OneSpan, Inc...........................................  71,823  1,054,003
 *   Optical Cable Corp.....................................   5,961     28,315
 *   OSI Systems, Inc.......................................  30,939  2,139,741
 #*  PAR Technology Corp....................................  26,851    475,263
     Park Electrochemical Corp..............................  53,459    944,086
 #*  Paycom Software, Inc...................................  29,000  3,630,800
 *   Paylocity Holding Corp.................................   2,488    163,686
     PC Connection, Inc.....................................  64,457  2,136,105
 *   PCM, Inc...............................................  29,837    563,024
     PC-Tel, Inc............................................   8,084     35,731
 #*  PDF Solutions, Inc.....................................  77,592    620,736
     Pegasystems, Inc.......................................  83,739  4,481,711
 *   Perceptron, Inc........................................  26,329    209,316
 *   Perficient, Inc........................................  90,312  2,259,606
     Perspecta, Inc.........................................  41,027  1,004,751
 *   PFSweb, Inc............................................   3,310     23,468
 *   Photronics, Inc........................................ 187,995  1,831,071
 #*  Pixelworks, Inc........................................  34,585    144,565
     Plantronics, Inc.......................................  46,900  2,765,693
 *   Plexus Corp............................................  61,467  3,589,673
 #   Power Integrations, Inc................................  32,553  1,833,385
 *   PRGX Global, Inc.......................................  22,469    192,784
     Progress Software Corp.................................  87,734  2,819,771
     QAD, Inc., Class A.....................................  21,727    921,877
     QAD, Inc., Class B.....................................   4,173    130,365
 *   Qualys, Inc............................................  10,489    747,236
 *   Quantenna Communications, Inc..........................  21,475    385,691
 #*  Rambus, Inc............................................  43,802    381,515
 *   RealNetworks, Inc......................................  41,209     86,951
     RF Industries, Ltd.....................................   3,591     27,866
 *   Ribbon Communications, Inc............................. 114,178    776,410
     Richardson Electronics, Ltd............................  20,077    153,388
 *   Rogers Corp............................................  28,758  3,538,959
 *   Rubicon Project, Inc. (The)............................  66,355    226,271
 *   Rudolph Technologies, Inc.............................. 106,651  2,217,274
 *   Sanmina Corp........................................... 148,533  3,757,885
     Sapiens International Corp. NV.........................   1,000     11,370
 *   ScanSource, Inc........................................  44,998  1,749,522
     Science Applications International Corp................  65,011  4,518,915
 *   Seachange International, Inc...........................   9,021     14,704
 *   Semtech Corp...........................................  80,651  3,624,456
 #*  ServiceSource International, Inc....................... 161,473    214,759
     Sigma Designs, Inc.....................................  88,140     14,199
 *   Silicon Laboratories, Inc..............................  58,169  4,742,519
 #*  SMART Global Holdings, Inc.............................  39,088  1,094,855
 #*  SolarEdge Technologies, Inc............................     705     27,305
 *   SPS Commerce Inc.......................................     400     37,236
 #*  StarTek, Inc...........................................   9,915     56,615

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Steel Connect, Inc.....................................  10,064 $     20,631
*   Stratasys, Ltd.........................................     697       13,285
*   Super Micro Computer, Inc..............................  68,033      891,232
*   Sykes Enterprises, Inc.................................  84,905    2,604,036
#*  Synaptics, Inc.........................................  51,474    1,932,334
#*  Synchronoss Technologies, Inc..........................  24,139      142,903
#   SYNNEX Corp............................................  73,232    5,683,536
*   Tech Data Corp.........................................  67,381    4,761,141
*   Telaria, Inc...........................................  45,328      132,811
*   Telenav, Inc...........................................  22,619       96,357
*   Teradata Corp..........................................   8,213      298,953
    TESSCO Technologies, Inc...............................  17,012      205,590
    TiVo Corp..............................................  99,652    1,096,172
    TransAct Technologies, Inc.............................  24,072      353,858
    Travelport Worldwide, Ltd.............................. 198,711    2,972,717
    TTEC Holdings, Inc.....................................  66,645    1,660,793
#*  TTM Technologies, Inc.................................. 182,139    2,131,026
#   Ubiquiti Networks, Inc.................................  62,337    5,802,951
#*  Ultra Clean Holdings, Inc..............................  27,990      294,455
#*  Unisys Corp............................................  36,326      668,762
*   Upland Software, Inc...................................  14,194      447,679
#*  USA Technologies, Inc..................................  22,337      129,555
#*  Veeco Instruments, Inc.................................  71,536      680,307
*   Verint Systems, Inc....................................  52,764    2,409,732
#*  Veritone, Inc..........................................   3,826       26,399
    Versum Materials, Inc..................................  66,303    2,092,523
#*  ViaSat, Inc............................................  29,600    1,887,296
#*  Viavi Solutions, Inc................................... 108,328    1,249,022
*   Virtusa Corp...........................................  62,570    3,102,846
#   Vishay Intertechnology, Inc............................ 235,440    4,308,552
*   Vishay Precision Group, Inc............................  27,020      876,799
    Wayside Technology Group, Inc..........................  14,861      189,181
    Xperi Corp............................................. 213,294    2,772,822
*   Zix Corp............................................... 182,502    1,230,063
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          384,328,642
                                                                    ------------
MATERIALS -- (4.4%)
>>  A Schulman, Inc........................................  41,491       79,248
#   Advanced Emissions Solutions, Inc......................   4,865       48,164
*   AdvanSix, Inc..........................................  70,226    1,948,069
*   AgroFresh Solutions, Inc...............................  11,047       63,078
#*  AK Steel Holding Corp.................................. 101,392      375,150
#*  Allegheny Technologies, Inc............................ 186,102    4,818,181
    American Vanguard Corp.................................  47,077      757,940
*   Ampco-Pittsburgh Corp..................................   2,649        9,828
    Balchem Corp...........................................  43,963    4,117,135
    Boise Cascade Co.......................................  67,537    2,079,464
    Cabot Corp.............................................  72,120    3,510,802
    Carpenter Technology Corp..............................  90,362    3,940,687
#*  Century Aluminum Co....................................  58,291      462,831
    Chase Corp.............................................  20,838    2,247,170
*   Clearwater Paper Corp..................................  63,935    1,543,391
#*  Cleveland-Cliffs, Inc.................................. 397,434    4,276,390
#*  Coeur Mining, Inc......................................  79,537      380,187
    Commercial Metals Co................................... 198,664    3,786,536
#   Compass Minerals International, Inc....................     244       11,836
    Core Molding Technologies, Inc.........................  24,525      167,015
    Domtar Corp............................................  95,895    4,440,897
*   Ferro Corp.............................................  72,842    1,233,943

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 MATERIALS -- (Continued)
 #*  Flotek Industries, Inc.................................   5,784 $   10,469
     Friedman Industries, Inc...............................   7,760     68,288
     FutureFuel Corp........................................  59,933    982,901
 *   GCP Applied Technologies, Inc..........................  65,112  1,690,959
 #   Gold Resource Corp.....................................  54,562    236,253
 #   Graphic Packaging Holding Co...........................  45,863    504,952
     Greif, Inc., Class A...................................  32,450  1,534,885
     Greif, Inc., Class B...................................   2,904    149,149
     Hawkins, Inc...........................................  22,720    764,755
     Haynes International, Inc..............................  41,190  1,192,862
 #   HB Fuller Co...........................................  77,597  3,449,963
 #   Hecla Mining Co........................................  98,477    236,345
 *   Ingevity Corp..........................................  56,174  5,116,328
     Innophos Holdings, Inc................................. 136,995  4,013,953
     Innospec, Inc..........................................  44,918  3,005,913
 #*  Intrepid Potash, Inc................................... 146,542    578,841
     Kaiser Aluminum Corp...................................  33,977  3,240,386
     KapStone Paper and Packaging Corp...................... 158,071  5,532,485
     KMG Chemicals, Inc.....................................  41,066  3,080,771
 *   Koppers Holdings, Inc..................................  39,186  1,048,225
 *   Kraton Corp............................................  61,782  1,701,476
 #   Kronos Worldwide, Inc..................................  33,922    475,926
     Louisiana-Pacific Corp................................. 206,881  4,503,799
 #*  LSB Industries, Inc....................................  24,980    189,848
     Materion Corp..........................................  41,809  2,376,005
     Mercer International, Inc..............................  92,872  1,412,583
     Minerals Technologies, Inc.............................  44,730  2,448,967
     Myers Industries, Inc.................................. 110,271  1,748,898
 #   Neenah, Inc............................................  39,603  3,186,457
     Northern Technologies International Corp...............   8,693    281,219
     Olin Corp..............................................  75,790  1,530,958
     Olympic Steel, Inc.....................................  19,182    361,773
 *   OMNOVA Solutions, Inc.................................. 148,105  1,094,496
 #   PH Glatfelter Co.......................................  71,213  1,274,713
 *   Platform Specialty Products Corp....................... 338,630  3,663,977
     PolyOne Corp........................................... 131,230  4,240,041
 #*  PQ Group Holdings, Inc.................................  11,216    180,017
 #   Quaker Chemical Corp...................................  33,824  6,084,938
 #   Rayonier Advanced Materials, Inc....................... 124,686  1,543,613
 *   Resolute Forest Products, Inc..........................  63,024    710,280
 #   Royal Gold, Inc........................................     475     36,399
 *   Ryerson Holding Corp................................... 118,694  1,089,611
     Schnitzer Steel Industries, Inc., Class A..............  73,482  1,976,666
     Schweitzer-Mauduit International, Inc..................  51,595  1,646,912
 #   Scotts Miracle-Gro Co. (The)...........................   7,247    483,665
 #   Sensient Technologies Corp.............................  73,966  4,797,435
     Silgan Holdings, Inc...................................  12,131    291,508
     Stepan Co..............................................  32,163  2,656,342
 *   SunCoke Energy, Inc....................................  97,035  1,086,792
 #   Synalloy Corp..........................................  17,201    318,046
 #*  TimkenSteel Corp....................................... 142,163  1,653,356
 *   Trecora Resources......................................  41,422    447,358
     Tredegar Corp..........................................  69,389  1,290,635
     Trinseo SA.............................................  74,111  3,993,101
     Tronox, Ltd., Class A..................................  18,786    215,100
 *   UFP Technologies, Inc..................................   5,232    180,609
     United States Lime & Minerals, Inc.....................  14,662  1,099,797
 *   Universal Stainless & Alloy Products, Inc..............   9,466    185,912
 #*  US Concrete, Inc.......................................  54,197  1,768,990

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
MATERIALS -- (Continued)
#   Valvoline, Inc.........................................  42,550 $    847,596
*   Verso Corp., Class A...................................  54,078    1,520,133
    Worthington Industries, Inc............................  98,879    4,141,053
                                                                    ------------
TOTAL MATERIALS............................................          147,473,625
                                                                    ------------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc...............................  55,802    1,090,371
#*  Altisource Asset Management Corp.......................   1,693       82,957
#*  Altisource Portfolio Solutions SA......................   1,973       49,779
    CKX Lands, Inc.........................................     702        7,603
#   Consolidated-Tomoka Land Co............................  15,038      871,001
    CorePoint Lodging, Inc.................................  19,233      314,844
#*  Forestar Group, Inc....................................   6,305      113,490
*   FRP Holdings, Inc......................................  18,293      886,662
    Griffin Industrial Realty, Inc.........................   4,903      172,193
    HFF, Inc., Class A.....................................  61,259    2,251,268
#   Kennedy-Wilson Holdings, Inc...........................  62,760    1,191,185
*   Marcus & Millichap, Inc................................  14,479      502,711
*   Maui Land & Pineapple Co., Inc.........................  37,055      417,610
*   Rafael Holdings, Inc., Class B.........................  29,537      240,431
    RE/MAX Holdings, Inc., Class A.........................  15,510      579,919
#   Realogy Holdings Corp..................................     590       11,251
    RMR Group, Inc. (The), Class A.........................  14,791    1,122,341
#*  St Joe Co. (The).......................................  18,381      279,207
#*  Stratus Properties, Inc................................  15,750      454,388
*   Tejon Ranch Co.........................................  60,911    1,157,309
*   Trinity Place Holdings, Inc............................  48,400      258,456
                                                                    ------------
TOTAL REAL ESTATE..........................................           12,054,976
                                                                    ------------
UTILITIES -- (2.9%)
    ALLETE, Inc............................................  68,437    5,064,338
#   American States Water Co...............................  64,605    3,955,118
    Artesian Resources Corp., Class A......................  28,411    1,039,559
#   Atlantica Yield PLC....................................  23,806      466,836
#   Avista Corp............................................ 106,134    5,457,410
#   Black Hills Corp.......................................  75,388    4,485,586
    California Water Service Group.........................  84,987    3,569,454
    Chesapeake Utilities Corp..............................  33,157    2,634,324
#   Clearway Energy, Inc., Class A.........................  40,679      789,986
    Clearway Energy, Inc., Class A.........................  74,240    1,455,846
    Connecticut Water Service, Inc.........................  35,278    2,438,415
    Consolidated Water Co., Ltd............................  26,724      328,705
    El Paso Electric Co....................................  68,846    3,927,664
    Genie Energy, Ltd., Class B............................  46,047      244,049
    Hawaiian Electric Industries, Inc......................  33,010    1,231,273
    IDACORP, Inc...........................................  38,631    3,602,727
    MGE Energy, Inc........................................  49,729    3,107,068
    Middlesex Water Co.....................................  41,145    1,851,525
#   New Jersey Resources Corp.............................. 145,601    6,566,605
    Northwest Natural Holding Co...........................  46,618    3,020,380
#   NorthWestern Corp......................................  71,197    4,183,536
    ONE Gas, Inc...........................................  56,950    4,493,925
#   Ormat Technologies, Inc................................  58,876    3,012,685
    Otter Tail Corp........................................  45,838    2,065,919
#   Pattern Energy Group, Inc., Class A....................   8,500      152,320
    PNM Resources, Inc..................................... 135,652    5,210,393
    Portland General Electric Co...........................  64,504    2,907,840
    RGC Resources, Inc.....................................  22,515      638,976

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                Shares       Value+
                                                              ---------- --------------
UTILITIES -- (Continued)
      SJW Corp...............................................     40,978 $    2,488,594
#     South Jersey Industries, Inc...........................     98,964      2,923,397
      Southwest Gas Holdings, Inc............................     61,986      4,789,658
#     Spark Energy, Inc., Class A............................        945          7,050
      Spire, Inc.............................................     73,831      5,358,654
#     TerraForm Power, Inc., Class A.........................     33,045        372,417
      Unitil Corp............................................     52,373      2,488,241
*     Vistra Energy Corp.....................................      7,784        176,152
      York Water Co. (The)...................................     34,366      1,070,157
                                                                         --------------
TOTAL UTILITIES..............................................                97,576,782
                                                                         --------------
TOTAL COMMON STOCKS..........................................             2,970,058,308
                                                                         --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>   Media General, Inc. Contingent Value Rights............     64,715          6,471
*>>   Social Reality, Inc., Class A..........................     10,334            310
                                                                         --------------
TOTAL CONSUMER DISCRETIONARY.................................                     6,781
                                                                         --------------
FINANCIALS -- (0.0%)
*     Capital Bank Corp. Contingent Value Rights.............      3,283              0
                                                                         --------------
INFORMATION TECHNOLOGY -- (0.0%)
*     SMTC Corp. Rights......................................      4,600         14,490
                                                                         --------------
TOTAL RIGHTS/WARRANTS........................................                    21,271
                                                                         --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................     14,723        360,125
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             2,970,439,704
                                                                         --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 10,021,797     10,021,797
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (11.1%)
@(S)  DFA Short Term Investment Fund......................... 32,094,694    371,335,610
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,069,335,204)....................................              $3,351,797,111
                                                                         ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        Investments in Securities (Market Value)
                                                        -----------------------------------------
                                                          Level 1    Level 2 Level 3    Total
                                                        ------------ ------- ------- ------------
Common Stocks
   Communication Services.............................. $105,572,440      --   --    $105,572,440
   Consumer Discretionary..............................  429,322,471      --   --     429,322,471
   Consumer Staples....................................  129,720,132      --   --     129,720,132
   Energy..............................................  164,390,639      --   --     164,390,639
   Financials..........................................  613,338,671 $29,303   --     613,367,974
   Healthcare..........................................  304,738,145      --   --     304,738,145
   Industrials.........................................  581,512,482      --   --     581,512,482

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                           Level 1       Level 2    Level 3     Total
                                                        -------------- ------------ ------- --------------
   Information Technology.............................. $  384,312,058 $     16,584   --    $  384,328,642
   Materials...........................................    147,394,377       79,248   --       147,473,625
   Real Estate.........................................     12,054,976           --   --        12,054,976
   Utilities...........................................     97,576,782           --   --        97,576,782
Preferred Stocks
   Consumer Discretionary..............................        360,125           --   --           360,125
Rights/Warrants
   Consumer Discretionary..............................             --        6,781   --             6,781
   Information Technology..............................         14,490           --   --            14,490
Temporary Cash Investments.............................     10,021,797           --   --        10,021,797
Securities Lending Collateral..........................             --  371,335,610   --       371,335,610
                                                        -------------- ------------   --    --------------
TOTAL.................................................. $2,980,329,585 $371,467,526   --    $3,351,797,111
                                                        ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value+
                                                            --------- -----------
COMMON STOCKS -- (94.4%)
COMMUNICATION SERVICES -- (7.5%)
    A.H. Belo Corp., Class A...............................    17,110 $    78,193
    Activision Blizzard, Inc...............................   161,228  11,132,793
*   Alaska Communications Systems Group, Inc...............    33,007      48,190
*   Alphabet, Inc., Class A................................    34,928  38,091,778
*   Alphabet, Inc., Class C................................    36,723  39,542,225
#   Altice USA, Inc., Class A..............................    97,356   1,587,876
#   AMC Entertainment Holdings, Inc., Class A..............    25,069     482,829
#*  AMC Networks, Inc., Class A............................    49,426   2,895,375
*   ANGI Homeservices, Inc., Class A.......................    24,480     468,547
    AT&T, Inc.............................................. 3,125,235  95,882,210
    ATN International, Inc.................................    23,710   2,003,258
#*  AutoWeb, Inc...........................................     3,801       8,894
*   Ballantyne Strong, Inc.................................     7,721      31,193
    Beasley Broadcast Group, Inc., Class A.................     4,143      27,634
*   Boingo Wireless, Inc...................................    43,754   1,370,813
*   Boston Omaha Corp., Class A............................       673      18,629
    Cable One, Inc.........................................     4,983   4,463,472
*   Cars.com, Inc..........................................    90,914   2,373,765
    CBS Corp., Class A.....................................     3,886     223,756
    CBS Corp., Class B.....................................   143,721   8,242,399
#   CenturyLink, Inc.......................................   500,429  10,328,855
*   Charter Communications, Inc., Class A..................    76,071  24,370,866
#*  Cincinnati Bell, Inc...................................    36,332     515,551
#   Cinemark Holdings, Inc.................................   147,265   6,121,806
    Clear Channel Outdoor Holdings, Inc., Class A..........    27,964     162,751
#   Cogent Communications Holdings, Inc....................    33,553   1,744,085
    Comcast Corp., Class A................................. 2,173,428  82,894,544
#*  comScore, Inc..........................................    20,167     321,664
#   Consolidated Communications Holdings, Inc..............   103,760   1,299,075
#*  Daily Journal Corp.....................................       200      47,408
*   DHI Group, Inc.........................................    38,113      63,649
#*  Discovery, Inc., Class A...............................    93,472   3,027,558
*   Discovery, Inc., Class B...............................     1,077      37,840
*   Discovery, Inc., Class C...............................   128,860   3,776,887
*   DISH Network Corp., Class A............................    27,800     854,572
*   Electronic Arts, Inc...................................    40,781   3,710,255
    Emerald Expositions Events, Inc........................    16,499     241,215
*   Emmis Communications Corp., Class A....................     2,473      10,535
#   Entercom Communications Corp., Class A.................   116,035     753,067
    Entravision Communications Corp., Class A..............    82,840     409,230
#   EW Scripps Co. (The), Class A..........................    64,132   1,078,700
*   Facebook, Inc., Class A................................   281,099  42,668,017
#*  Fluent, Inc............................................     5,600      13,552
#   Frontier Communications Corp...........................    23,115     111,183
#   Gannett Co., Inc.......................................   137,242   1,331,247
#*  Global Eagle Entertainment, Inc........................     6,773      17,610
*   Glu Mobile, Inc........................................    89,155     628,543
*   Gray Television, Inc...................................   102,929   1,781,701
*   Gray Television, Inc., Class A.........................     2,300      35,432
*   Harte-Hanks, Inc.......................................     1,443       7,908
#*  Hemisphere Media Group, Inc............................    10,931     147,241
*   IAC/InterActiveCorp....................................    74,565  14,658,733
    IDT Corp., Class B.....................................    32,465     228,554
*   IMAX Corp..............................................    63,916   1,237,414
*   Intelsat SA............................................     2,467      64,290
    Interpublic Group of Cos., Inc. (The)..................   284,993   6,600,438

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
COMMUNICATION SERVICES -- (Continued)
#*  Iridium Communications, Inc............................  54,715 $ 1,083,904
    John Wiley & Sons, Inc., Class A.......................  54,959   2,980,976
    John Wiley & Sons, Inc., Class B.......................   2,517     135,893
*   Liberty Broadband Corp.................................     145      12,180
#*  Liberty Broadband Corp., Class A.......................  16,815   1,392,114
*   Liberty Broadband Corp., Class C.......................  40,851   3,387,773
*   Liberty Latin America, Ltd., Class C...................   6,712     120,883
*   Liberty Media Corp.-Liberty Braves, Class A............   4,772     123,118
*   Liberty Media Corp.-Liberty Braves, Class B............      58       1,498
#*  Liberty Media Corp.-Liberty Braves, Class C............   9,661     250,220
#*  Liberty Media Corp.-Liberty Formula One, Class A.......  11,931     378,093
#*  Liberty Media Corp.-Liberty Formula One, Class B.......     145       4,705
#*  Liberty Media Corp.-Liberty Formula One, Class C.......  24,153     798,981
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........  47,725   1,968,179
*   Liberty Media Corp.-Liberty SiriusXM, Class B..........     581      24,707
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........  96,612   3,987,177
*   Liberty TripAdvisor Holdings, Inc., Class A............  92,314   1,331,168
*   Liberty TripAdvisor Holdings, Inc., Class B............     110       1,681
#   Lions Gate Entertainment Corp., Class A................  60,468   1,158,567
#   Lions Gate Entertainment Corp., Class B................  85,453   1,520,209
#*  Live Nation Entertainment, Inc......................... 221,538  11,586,437
*   Madison Square Garden Co. (The), Class A...............  17,878   4,945,412
    Marchex, Inc., Class B.................................  23,549      64,995
    Marcus Corp. (The).....................................  22,339     871,668
#*  Match Group, Inc.......................................  27,045   1,398,767
#*  McClatchy Co. (The), Class A...........................   5,251      40,350
#*  Meet Group, Inc. (The)................................. 111,428     491,398
#   Meredith Corp..........................................  56,690   2,922,936
*   MSG Networks, Inc., Class A............................  62,023   1,584,688
    National CineMedia, Inc................................  64,745     579,468
*   Netflix, Inc...........................................  22,400   6,759,872
    New Media Investment Group, Inc........................  49,909     701,221
#   New York Times Co. (The), Class A...................... 150,641   3,976,922
    News Corp., Class A.................................... 195,112   2,573,527
#   News Corp., Class B....................................  97,562   1,301,477
#   Nexstar Media Group, Inc., Class A.....................  66,043   4,945,960
#   Omnicom Group, Inc.....................................  52,746   3,920,083
#*  ORBCOMM, Inc...........................................  62,757     598,074
#*  pdvWireless, Inc.......................................     690      27,945
*   QuinStreet, Inc........................................  21,049     334,679
*   Reading International, Inc., Class A...................  17,935     260,416
*   Rosetta Stone, Inc.....................................  22,951     477,151
    Saga Communications, Inc., Class A.....................   1,505      52,735
    Salem Media Group, Inc.................................  10,305      30,400
    Scholastic Corp........................................  40,592   1,760,881
    Shenandoah Telecommunications Co.......................  81,706   3,106,462
    Sinclair Broadcast Group, Inc., Class A................ 105,206   3,013,100
#   Sirius XM Holdings, Inc................................ 151,402     911,440
#*  Snap, Inc., Class A....................................  76,081     502,895
    Spok Holdings, Inc.....................................  19,425     272,339
#*  Sprint Corp............................................ 290,563   1,778,246
*   Take-Two Interactive Software, Inc..................... 112,651  14,517,334
#*  TechTarget, Inc........................................  12,291     249,753
    TEGNA, Inc............................................. 271,455   3,132,591
    Telephone & Data Systems, Inc.......................... 134,058   4,133,008
*   T-Mobile US, Inc....................................... 115,500   7,917,525
    Townsquare Media, Inc., Class A........................   5,446      37,577
#*  Travelzoo..............................................   9,333      71,584
    Tribune Media Co., Class A.............................   9,112     346,347

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Tribune Publishing Co..................................    26,513 $    400,081
#*  TripAdvisor, Inc.......................................    61,043    3,182,782
#*  TrueCar Inc............................................    28,626      325,764
    Twenty-First Century Fox, Inc., Class A................   210,181    9,567,439
    Twenty-First Century Fox, Inc., Class B................    80,250    3,625,695
*   Twitter, Inc...........................................   139,714    4,855,062
*   United States Cellular Corp............................    22,805    1,089,395
#*  Urban One, Inc.........................................       841        1,960
    Verizon Communications, Inc............................ 1,334,445   76,183,465
#   Viacom, Inc., Class A..................................     8,633      305,349
    Viacom, Inc., Class B..................................   248,278    7,939,930
#*  Vonage Holdings Corp...................................   206,648    2,740,153
    Walt Disney Co. (The)..................................   526,803   60,492,789
    World Wrestling Entertainment, Inc., Class A...........    32,279    2,343,133
*   XO Group, Inc..........................................    26,370      912,666
#*  Yelp, Inc..............................................    31,816    1,362,361
*   Zayo Group Holdings, Inc...............................   219,477    6,557,973
*   Zedge, Inc., Class B...................................     8,851       17,171
#*  Zillow Group, Inc., Class A............................    33,294    1,344,079
#*  Zillow Group, Inc., Class C............................    50,781    2,044,443
*   Zynga, Inc., Class A...................................   715,494    2,604,398
                                                                      ------------
TOTAL COMMUNICATION SERVICES...............................            721,031,582
                                                                      ------------
CONSUMER DISCRETIONARY -- (11.2%)
*   1-800-Flowers.com, Inc., Class A.......................    39,679      414,646
    Aaron's, Inc...........................................   113,417    5,345,343
    Abercrombie & Fitch Co., Class A.......................   117,537    2,315,479
#   Acushnet Holdings Corp.................................    53,060    1,296,256
#   Adient P.L.C...........................................    61,778    1,879,287
*   Adtalem Global Education, Inc..........................    75,376    3,816,287
    Advance Auto Parts, Inc................................    42,427    6,778,138
*   Amazon.com, Inc........................................    78,026  124,686,328
    AMCON Distributing Co..................................       116        9,622
*   American Axle & Manufacturing Holdings, Inc............   142,750    2,165,517
    American Eagle Outfitters, Inc.........................   280,080    6,458,645
*   American Outdoor Brands Corp...........................    67,901      928,886
*   American Public Education, Inc.........................    17,720      579,976
*   America's Car-Mart, Inc................................    11,173      836,858
    Aptiv P.L.C............................................   100,357    7,707,418
#   Aramark................................................   156,554    5,623,420
    Ark Restaurants Corp...................................     2,015       47,272
*   Asbury Automotive Group, Inc...........................    32,529    2,117,638
#*  Ascena Retail Group, Inc...............................   234,894      904,342
#*  Ascent Capital Group, Inc., Class A....................     2,949        2,831
#*  At Home Group, Inc.....................................    52,368    1,431,741
    Autoliv, Inc...........................................    32,952    2,746,220
#*  AutoNation, Inc........................................   112,042    4,535,460
*   AutoZone, Inc..........................................     3,820    2,801,855
*   Barnes & Noble Education, Inc..........................    47,536      271,431
#   Barnes & Noble, Inc....................................    84,250      533,302
    Bassett Furniture Industries, Inc......................     6,115      120,771
    BBX Capital Corp.......................................     9,752       57,049
*   Beazer Homes USA, Inc..................................    39,267      345,942
#   Bed Bath & Beyond, Inc.................................   164,236    2,256,603
*   Belmond, Ltd., Class A.................................   131,872    2,257,649
    Best Buy Co., Inc......................................   256,123   17,969,590
#   Big 5 Sporting Goods Corp..............................    20,304       71,267
#   Big Lots, Inc..........................................    86,532    3,592,809
*   Biglari Holdings, Inc., Class A........................        59       44,250

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Biglari Holdings, Inc., Class B........................     596 $    84,930
    BJ's Restaurants, Inc..................................  29,898   1,829,160
    Bloomin' Brands, Inc................................... 125,013   2,494,009
*   Bojangles', Inc........................................  37,200     588,132
*   Booking Holdings, Inc..................................   7,580  14,209,316
*   Boot Barn Holdings, Inc................................  31,107     767,721
    BorgWarner, Inc........................................  79,076   3,116,385
    Bowl America, Inc., Class A............................   1,280      19,680
    Boyd Gaming Corp.......................................  22,632     601,106
*   Bridgepoint Education, Inc.............................  40,068     384,653
*   Bright Horizons Family Solutions, Inc..................  33,989   3,905,676
#   Brinker International, Inc.............................  30,830   1,336,480
    Brunswick Corp.........................................  94,399   4,907,804
#   Buckle, Inc. (The).....................................  14,000     285,600
*   Build-A-Bear Workshop, Inc.............................  18,084     154,799
*   Burlington Stores, Inc.................................  29,056   4,982,813
#*  Caesars Entertainment Corp.............................  47,472     407,784
*   CafePress, Inc.........................................   1,005       1,497
    Caleres, Inc...........................................  56,018   1,915,816
#   Callaway Golf Co....................................... 111,594   2,388,112
*   Cambium Learning Group, Inc............................  39,240     564,271
    Canterbury Park Holding Corp...........................     200       3,000
*   Career Education Corp..................................  95,931   1,379,488
#*  CarMax, Inc............................................ 129,242   8,776,824
    Carnival Corp..........................................  88,723   4,972,037
    Carriage Services, Inc.................................  20,519     391,092
*   Carrols Restaurant Group, Inc..........................  55,542     730,933
#   Carter's, Inc..........................................  37,541   3,603,185
#*  Carvana Co.............................................   3,633     140,779
    Cato Corp. (The), Class A..............................  29,612     570,919
*   Cavco Industries, Inc..................................   7,776   1,559,943
*   Century Casinos, Inc...................................   3,288      20,517
*   Century Communities, Inc...............................  35,383     750,827
#   Cheesecake Factory, Inc. (The).........................  67,561   3,265,899
    Chico's FAS, Inc....................................... 190,444   1,460,705
#   Children's Place, Inc. (The)...........................  34,150   5,102,010
*   Chipotle Mexican Grill, Inc............................   7,581   3,489,762
#   Choice Hotels International, Inc.......................  27,973   2,053,218
    Churchill Downs, Inc...................................   3,697     922,808
*   Chuy's Holdings, Inc...................................  19,205     468,026
    Citi Trends, Inc.......................................  15,913     403,076
    Clarus Corp............................................  29,499     289,090
#   Collectors Universe, Inc...............................   5,144      74,074
    Columbia Sportswear Co.................................  53,468   4,827,091
#*  Conn's, Inc............................................  11,469     318,609
#   Cooper Tire & Rubber Co................................  75,654   2,336,952
*   Cooper-Standard Holdings, Inc..........................  25,840   2,394,076
    Core-Mark Holding Co., Inc.............................  44,534   1,710,551
#   Cracker Barrel Old Country Store, Inc..................  22,541   3,576,806
*   Crocs, Inc.............................................  61,394   1,261,033
    CSS Industries, Inc....................................     200       2,628
    Culp, Inc..............................................  17,140     396,791
    Dana, Inc.............................................. 225,562   3,512,000
    Darden Restaurants, Inc................................  70,951   7,559,829
#   Dave & Buster's Entertainment, Inc.....................  58,752   3,498,682
#*  DavidsTea, Inc.........................................   1,300       2,925
*   Deckers Outdoor Corp...................................  32,868   4,179,824
*   Del Frisco's Restaurant Group, Inc.....................  19,060     128,655
*   Del Taco Restaurants, Inc..............................  42,325     461,342

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Delphi Technologies P.L.C..............................    57,438 $ 1,231,471
*   Delta Apparel, Inc.....................................     6,871     131,030
*   Denny's Corp...........................................    65,165   1,130,613
#*  Destination XL Group, Inc..............................    51,876     158,741
#   Dick's Sporting Goods, Inc.............................    93,701   3,314,204
#   Dillard's, Inc., Class A...............................    39,857   2,806,730
#   Dine Brands Global, Inc................................    22,222   1,800,871
*   Dixie Group, Inc. (The)................................     7,544       9,430
    Dollar General Corp....................................   158,881  17,696,166
*   Dollar Tree, Inc.......................................   130,642  11,013,121
    Domino's Pizza, Inc....................................    19,800   5,322,042
#*  Dorman Products, Inc...................................    43,239   3,416,313
    DR Horton, Inc.........................................   193,224   6,948,335
#*  Drive Shack, Inc.......................................    40,469     216,104
    DSW, Inc., Class A.....................................    95,031   2,523,073
#*  Duluth Holdings, Inc., Class B.........................     5,670     174,239
#   Dunkin' Brands Group, Inc..............................    49,286   3,576,192
*   eBay, Inc..............................................   263,301   7,643,628
#   Educational Development Corp...........................     2,000      24,500
*   El Pollo Loco Holdings, Inc............................    20,432     255,604
#*  Eldorado Resorts, Inc..................................    24,198     883,227
*   Emerson Radio Corp.....................................    11,467      16,512
    Escalade, Inc..........................................    11,525     134,842
#   Ethan Allen Interiors, Inc.............................    35,248     674,647
#*  Etsy, Inc..............................................     2,430     103,324
    Expedia Group, Inc.....................................    41,034   5,146,895
#*  Express, Inc...........................................    88,112     776,267
    Extended Stay America, Inc.............................   239,986   3,906,972
#*  Famous Dave's of America, Inc..........................     5,581      29,635
*   Fiesta Restaurant Group, Inc...........................    25,982     670,595
*   Five Below, Inc........................................    37,623   4,282,250
    Flexsteel Industries, Inc..............................     6,129     155,799
#*  Floor & Decor Holdings, Inc., Class A..................    28,348     725,142
#   Foot Locker, Inc.......................................    96,404   4,544,485
    Ford Motor Co.......................................... 1,604,855  15,326,365
#*  Fossil Group, Inc......................................    60,589   1,315,387
*   Fox Factory Holding Corp...............................    45,567   2,448,315
#*  Francesca's Holdings Corp..............................    40,367     122,716
*   frontdoor, Inc.........................................    50,212   1,709,719
*   Full House Resorts, Inc................................     6,121      16,772
#*  Gaia, Inc..............................................     6,465      94,454
#   GameStop Corp., Class A................................   123,961   1,809,831
    Gaming Partners International Corp.....................     3,430      29,807
    Gap, Inc. (The)........................................   254,525   6,948,532
    Garmin, Ltd............................................    60,621   4,010,685
*   Garrett Motion, Inc....................................    13,399     203,263
#*  GCI Liberty, Inc., Class A.............................    89,851   4,252,648
    General Motors Co......................................   614,834  22,496,776
#*  Genesco, Inc...........................................    23,930   1,023,965
    Gentex Corp............................................   298,217   6,277,468
#*  Gentherm, Inc..........................................    46,558   2,031,791
    Genuine Parts Co.......................................    83,779   8,203,640
#*  G-III Apparel Group, Ltd...............................    62,427   2,488,340
    Goodyear Tire & Rubber Co. (The).......................   221,456   4,663,863
    Graham Holdings Co., Class B...........................     4,575   2,658,304
#*  Grand Canyon Education, Inc............................    60,151   7,500,830
*   Green Brick Partners, Inc..............................     5,961      56,033
    Group 1 Automotive, Inc................................    26,764   1,545,353
#*  Groupon, Inc...........................................   445,084   1,455,425

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  GrubHub, Inc...........................................  46,987 $ 4,357,574
    Guess?, Inc............................................  96,759   2,055,161
    H&R Block, Inc......................................... 103,181   2,738,424
#*  Habit Restaurants, Inc. (The), Class A.................  14,676     186,385
    Hamilton Beach Brands Holding Co., Class A.............  14,688     341,055
#   Hanesbrands, Inc....................................... 261,790   4,492,316
#   Harley-Davidson, Inc................................... 138,183   5,281,354
#   Hasbro, Inc............................................  22,167   2,032,936
    Haverty Furniture Cos., Inc............................  21,314     432,248
    Haverty Furniture Cos., Inc., Class A..................     717      14,537
*   Helen of Troy, Ltd.....................................  27,618   3,427,946
#*  Hibbett Sports, Inc....................................  21,288     371,901
*   Hilton Grand Vacations, Inc............................  55,630   1,494,778
    Hilton Worldwide Holdings, Inc.........................  74,239   5,283,590
    Home Depot, Inc. (The)................................. 205,984  36,228,466
    Hooker Furniture Corp..................................  13,297     389,203
#*  Horizon Global Corp....................................  26,445     148,356
*   Houghton Mifflin Harcourt Co........................... 135,732     909,404
#*  Hovnanian Enterprises, Inc., Class A...................  45,107      65,856
    Hyatt Hotels Corp., Class A............................  26,905   1,861,826
#*  Iconix Brand Group, Inc................................  33,533       6,697
#*  Installed Building Products, Inc.......................  26,585     809,779
#   International Game Technology P.L.C....................  48,760     904,498
    International Speedway Corp., Class A..................  25,651     962,169
#*  iRobot Corp............................................  20,886   1,841,519
*   J Alexander's Holdings, Inc............................  10,076     106,302
*   J. Jill, Inc...........................................  12,340      62,317
    Jack in the Box, Inc...................................  30,910   2,439,726
#*  JC Penney Co., Inc.....................................  32,180      47,305
    Johnson Outdoors, Inc., Class A........................  11,117     837,221
*   K12, Inc...............................................  47,453   1,015,969
    KB Home................................................  49,212     982,764
*   Kirkland's, Inc........................................  20,234     204,566
    Kohl's Corp............................................ 153,238  11,604,714
#*  Kona Grill, Inc........................................   6,378      11,225
#   L Brands, Inc..........................................  46,785   1,516,770
*   Lakeland Industries, Inc...............................   3,363      44,190
#*  Lands' End, Inc........................................   7,983     130,203
    Las Vegas Sands Corp...................................  44,267   2,258,945
#*  Laureate Education, Inc., Class A......................   6,180      92,020
    La-Z-Boy, Inc..........................................  62,286   1,731,551
    LCI Industries.........................................  41,088   2,849,453
*   Leaf Group, Ltd........................................  27,296     238,840
    Lear Corp..............................................  56,080   7,453,032
#   Leggett & Platt, Inc...................................  82,032   2,978,582
    Lennar Corp., Class A.................................. 185,087   7,955,039
    Lennar Corp., Class B..................................  18,850     674,264
#   Libbey, Inc............................................   7,930      59,792
*   Liberty Expedia Holdings, Inc., Class A................  44,709   1,941,265
#   Liberty Tax, Inc.......................................   5,864      63,331
    Lifetime Brands, Inc...................................  16,644     172,265
*   Lindblad Expeditions Holdings, Inc.....................   4,692      63,389
*   Liquidity Services, Inc................................  28,323     168,239
#   Lithia Motors, Inc., Class A...........................  33,589   2,992,108
*   LKQ Corp............................................... 165,502   4,513,240
    Lowe's Cos., Inc....................................... 216,161  20,582,850
*   Luby's, Inc............................................  24,827      34,261
*   Lululemon Athletica, Inc...............................  29,191   4,108,049
#*  Lumber Liquidators Holdings, Inc.......................  21,973     262,797

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  M/I Homes, Inc.........................................  25,779 $   623,078
    Macy's, Inc............................................ 263,458   9,033,975
*   Malibu Boats, Inc., Class A............................  29,863   1,200,493
    Marine Products Corp...................................  10,739     218,753
*   MarineMax, Inc.........................................  32,733     745,003
    Marriott International, Inc., Class A..................  59,573   6,963,488
    Marriott Vacations Worldwide Corp......................  47,606   4,212,655
#*  Mattel, Inc............................................ 131,296   1,783,000
*   MCBC Holdings, Inc.....................................  25,660     761,589
    McDonald's Corp........................................ 102,238  18,085,902
    MDC Holdings, Inc......................................  69,932   1,965,089
*   Meritage Homes Corp....................................  41,802   1,557,124
    MGM Resorts International.............................. 191,385   5,106,152
*   Michael Kors Holdings, Ltd............................. 131,641   7,294,228
#*  Michaels Cos., Inc. (The)..............................  83,263   1,319,719
*   Modine Manufacturing Co................................  61,497     800,076
*   Mohawk Industries, Inc.................................  36,066   4,498,512
#*  Monarch Casino & Resort, Inc...........................   1,439      55,790
#   Monro, Inc.............................................  42,036   3,127,478
#*  Motorcar Parts of America, Inc.........................  21,461     454,544
    Movado Group, Inc......................................  11,955     460,387
*   Murphy USA, Inc........................................  55,555   4,479,400
    Nathan's Famous, Inc...................................   4,377     327,794
#*  Nautilus, Inc..........................................  40,483     495,107
#*  New Home Co., Inc. (The)...............................   5,158      36,777
#*  New York & Co., Inc....................................  82,882     328,213
#   Newell Brands, Inc..................................... 126,626   2,010,821
    NIKE, Inc., Class B.................................... 143,458  10,765,088
    Nobility Homes, Inc....................................   1,152      26,496
#   Nordstrom, Inc.........................................  90,125   5,927,521
*   Norwegian Cruise Line Holdings, Ltd....................  88,068   3,881,157
#   Nutrisystem, Inc.......................................  28,648   1,018,723
*   NVR, Inc...............................................   2,277   5,098,271
    Office Depot, Inc...................................... 684,524   1,752,381
#*  Ollie's Bargain Outlet Holdings, Inc...................  35,927   3,337,618
*   O'Reilly Automotive, Inc...............................  32,384  10,387,168
#*  Overstock.com, Inc.....................................  30,852     620,742
    Oxford Industries, Inc.................................  20,786   1,849,538
#   Papa John's International, Inc.........................  28,426   1,550,354
#*  Papa Murphy's Holdings, Inc............................   6,677      31,048
#*  Party City Holdco, Inc.................................  15,966     167,164
#*  Penn National Gaming, Inc..............................  54,592   1,325,494
#   Penske Automotive Group, Inc........................... 100,789   4,473,016
#   PetMed Express, Inc....................................  22,786     636,641
#   Pier 1 Imports, Inc....................................  96,630     153,642
*   Planet Fitness, Inc., Class A..........................  61,837   3,035,578
*   Playa Hotels & Resorts NV..............................  11,957     102,711
#   Polaris Industries, Inc................................  48,416   4,308,056
    Pool Corp..............................................  26,696   3,890,942
#*  Potbelly Corp..........................................  22,742     265,627
    PulteGroup, Inc........................................ 210,129   5,162,870
    PVH Corp...............................................  42,047   5,078,857
#*  Quotient Technology Inc................................  36,055     464,028
*   Qurate Retail Group, Inc. QVC Group, Class B...........     600      13,374
*   Qurate Retail, Inc..................................... 288,244   6,324,073
    Ralph Lauren Corp......................................  20,878   2,705,998
    RCI Hospitality Holdings, Inc..........................  12,873     337,015
*   Red Lion Hotels Corp...................................  20,113     219,835
#*  Red Robin Gourmet Burgers, Inc.........................  16,572     500,474

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Red Rock Resorts, Inc., Class A........................  57,785 $ 1,337,145
*   Regis Corp.............................................  73,148   1,231,812
*   Rent-A-Center, Inc.....................................  38,161     543,794
    Rocky Brands, Inc......................................   6,987     200,667
#*  Roku, Inc..............................................   2,084     115,870
    Ross Stores, Inc.......................................  80,478   7,967,322
    Royal Caribbean Cruises, Ltd...........................  94,154   9,860,748
    Ruth's Hospitality Group, Inc..........................  74,826   2,022,547
#*  Sally Beauty Holdings, Inc.............................  94,629   1,685,342
#*  Scientific Games Corp., Class A........................  41,282     918,937
*   SeaWorld Entertainment, Inc............................  78,242   2,043,681
#   Service Corp. International............................ 146,578   6,078,590
*   ServiceMaster Global Holdings, Inc..................... 100,425   4,306,224
#*  Shake Shack, Inc., Class A.............................  15,870     839,364
*   Shiloh Industries, Inc.................................  21,461     195,080
#   Shoe Carnival, Inc.....................................  17,356     706,910
#*  Shutterfly, Inc........................................  40,520   2,026,000
    Shutterstock, Inc......................................  14,485     592,147
#   Signet Jewelers, Ltd...................................  83,857   4,700,185
#   Six Flags Entertainment Corp...........................  41,784   2,250,486
*   Skechers U.S.A., Inc., Class A......................... 134,063   3,830,180
#   skyline Champion Corp..................................  21,035     501,264
#*  Sleep Number Corp......................................  54,004   1,964,125
    Sonic Automotive, Inc., Class A........................  38,777     702,639
    Sonic Corp.............................................  33,893   1,466,889
#*  Sotheby's..............................................  48,403   2,032,926
    Speedway Motorsports, Inc..............................  42,472     659,590
#*  Sportsman's Warehouse Holdings, Inc....................  70,016     352,180
#*  Stamps.com, Inc........................................  12,900   2,607,993
#   Standard Motor Products, Inc...........................  28,748   1,555,554
    Starbucks Corp......................................... 192,881  11,239,176
    Steven Madden, Ltd..................................... 113,386   3,545,580
*   Stoneridge, Inc........................................  49,402   1,255,305
    Strategic Education, Inc...............................  32,090   4,037,564
    Strattec Security Corp.................................   3,827     128,970
    Sturm Ruger & Co., Inc.................................  17,735   1,053,282
    Superior Group of Cos, Inc.............................  13,632     237,060
    Superior Industries International, Inc.................  30,693     301,712
*   Sypris Solutions, Inc..................................   8,523      10,569
#   Tailored Brands, Inc...................................  35,252     740,645
*   Tandy Leather Factory, Inc.............................   9,590      69,048
    Tapestry, Inc.......................................... 136,431   5,772,396
    Target Corp............................................ 210,806  17,629,706
*   Taylor Morrison Home Corp., Class A.................... 101,031   1,671,053
#*  Tempur Sealy International, Inc........................  48,541   2,243,080
    Tenneco, Inc., Class A.................................  64,491   2,220,425
#*  Tesla, Inc.............................................   7,091   2,391,936
    Texas Roadhouse, Inc...................................  63,815   3,858,255
#   Thor Industries, Inc...................................  74,988   5,222,164
    Tiffany & Co...........................................  61,664   6,863,203
#   Tile Shop Holdings, Inc................................  64,972     422,318
    Tilly's, Inc., Class A.................................  20,768     368,424
    TJX Cos., Inc. (The)...................................  70,158   7,708,961
    Toll Brothers, Inc..................................... 148,262   4,990,499
*   TopBuild Corp..........................................  34,500   1,573,890
    Tower International, Inc...............................  30,396     902,457
*   Town Sports International Holdings, Inc................  14,917     114,563
    Tractor Supply Co......................................  66,001   6,064,832
*   Trans World Entertainment Corp.........................     900         882

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
CONSUMER DISCRETIONARY -- (Continued)
*   TravelCenters of America LLC...........................  19,776 $       92,156
#*  TRI Pointe Group, Inc.................................. 148,256      1,764,246
#*  Tuesday Morning Corp...................................  29,673         90,503
    Tupperware Brands Corp.................................  28,981      1,017,233
*   Ulta Salon Cosmetics & Fragrance, Inc..................  25,508      7,002,456
#*  Under Armour, Inc., Class A............................  81,537      1,802,783
#*  Under Armour, Inc., Class C............................ 104,748      2,077,153
*   Unifi, Inc.............................................  19,408        444,249
#   Unique Fabricating, Inc................................   1,260          8,946
#*  Universal Electronics, Inc.............................  15,759        492,784
*   Universal Technical Institute, Inc.....................   9,826         25,842
#*  Urban Outfitters, Inc.................................. 152,293      6,009,482
*   US Auto Parts Network, Inc.............................  17,215         20,486
    Vail Resorts, Inc......................................  29,350      7,376,242
#*  Veoneer, Inc...........................................  32,952      1,106,528
*   Vera Bradley, Inc......................................  50,138        661,320
    VF Corp................................................  53,460      4,430,765
#*  Vince Holding Corp.....................................   1,616         22,349
*   Vista Outdoor, Inc.....................................  69,737        871,712
#*  Visteon Corp...........................................  43,035      3,401,486
*   Vitamin Shoppe, Inc....................................   7,800         60,606
*   VOXX International Corp................................  14,866         75,817
#*  Wayfair, Inc., Class A.................................  15,225      1,679,165
#*  Weight Watchers International, Inc.....................  28,271      1,868,713
#   Wendy's Co. (The)...................................... 298,595      5,147,778
    Weyco Group, Inc.......................................   6,712        212,368
#   Whirlpool Corp.........................................  45,565      5,001,214
#*  William Lyon Homes, Class A............................  40,548        549,831
#   Williams-Sonoma, Inc................................... 131,683      7,819,337
    Wingstop, Inc..........................................  20,623      1,291,412
    Winmark Corp...........................................   2,732        419,881
    Winnebago Industries, Inc..............................  37,749      1,040,362
    Wolverine World Wide, Inc..............................  91,834      3,229,802
    Wyndham Destinations, Inc..............................  48,100      1,725,828
    Wyndham Hotels & Resorts, Inc..........................  53,369      2,630,558
    Wynn Resorts, Ltd......................................  16,518      1,661,711
    Yum! Brands, Inc.......................................  33,855      3,060,831
*   ZAGG, Inc..............................................  31,708        383,984
#*  Zumiez, Inc............................................  30,352        705,988
                                                                    --------------
TOTAL CONSUMER DISCRETIONARY...............................          1,080,034,421
                                                                    --------------
CONSUMER STAPLES -- (5.6%)
#   Alico, Inc.............................................   7,482        247,654
    Altria Group, Inc...................................... 365,786     23,790,721
    Andersons, Inc. (The)..................................  34,092      1,227,312
    Archer-Daniels-Midland Co.............................. 136,194      6,435,167
*   Avon Products, Inc..................................... 302,581        593,059
#   B&G Foods, Inc.........................................  90,474      2,355,943
#*  Boston Beer Co., Inc. (The), Class A...................  12,135      3,728,964
*   Bridgford Foods Corp...................................   2,509         42,528
    Brown-Forman Corp., Class A............................  13,986        648,531
    Brown-Forman Corp., Class B............................  94,837      4,394,747
    Bunge, Ltd.............................................  91,677      5,665,639
#   Calavo Growers, Inc....................................  17,713      1,718,161
#   Cal-Maine Foods, Inc...................................  41,968      2,042,583
#   Campbell Soup Co....................................... 124,514      4,658,069
#   Casey's General Stores, Inc............................  48,268      6,087,077
*   CCA Industries, Inc....................................   3,031          8,456
#*  Central Garden & Pet Co................................  15,617        507,240

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER STAPLES -- (Continued)
*   Central Garden & Pet Co., Class A......................  47,273 $ 1,401,644
#*  Chefs' Warehouse, Inc. (The)...........................  28,528     959,397
#   Church & Dwight Co., Inc...............................  73,376   4,356,333
#   Clorox Co. (The).......................................  47,674   7,077,205
#   Coca-Cola Bottling Co. Consolidated....................   9,711   1,676,410
    Coca-Cola Co. (The).................................... 760,646  36,419,730
    Colgate-Palmolive Co...................................  76,902   4,579,514
    Conagra Brands, Inc.................................... 192,661   6,858,714
    Constellation Brands, Inc., Class A....................  68,080  13,563,578
#   Constellation Brands, Inc., Class B....................   1,902     376,044
    Costco Wholesale Corp..................................  66,087  15,109,471
#   Coty, Inc., Class A.................................... 336,191   3,546,815
*   Craft Brew Alliance, Inc...............................  20,621     378,189
*   Crimson Wine Group, Ltd................................   9,858      84,286
*   Darling Ingredients, Inc............................... 160,581   3,317,603
    Dean Foods Co.......................................... 126,042   1,007,076
#*  Edgewell Personal Care Co..............................  68,459   3,284,663
    Energizer Holdings, Inc................................  51,714   3,039,232
    Estee Lauder Cos., Inc. (The), Class A.................  21,335   2,932,282
*   Farmer Brothers Co.....................................  19,168     462,140
#   Flowers Foods, Inc..................................... 249,392   4,815,760
    Fresh Del Monte Produce, Inc...........................  51,675   1,706,825
    General Mills, Inc.....................................  72,664   3,182,683
#*  Hain Celestial Group, Inc. (The).......................  76,799   1,910,759
#*  Herbalife Nutrition, Ltd...............................  86,889   4,627,708
    Hershey Co. (The)......................................  48,382   5,184,131
#   Hormel Foods Corp...................................... 164,270   7,168,743
#*  Hostess Brands, Inc.................................... 120,666   1,254,926
    Ingles Markets, Inc., Class A..........................  16,579     546,112
    Ingredion, Inc.........................................  60,426   6,113,903
    Inter Parfums, Inc.....................................  31,500   1,858,185
    J&J Snack Foods Corp...................................  19,581   3,057,769
    JM Smucker Co. (The)...................................  56,032   6,069,386
    John B. Sanfilippo & Son, Inc..........................  10,470     660,238
#   Kellogg Co............................................. 116,577   7,633,462
    Keurig Dr Pepper, Inc..................................  62,606   1,627,756
    Kimberly-Clark Corp....................................  36,348   3,791,096
    Kraft Heinz Co. (The).................................. 116,586   6,408,732
    Kroger Co. (The)....................................... 381,805  11,362,517
    Lamb Weston Holdings, Inc..............................  40,621   3,174,937
    Lancaster Colony Corp..................................  19,955   3,419,888
*   Landec Corp............................................  30,527     417,915
*   Lifeway Foods, Inc.....................................   2,867       8,314
    Limoneira Co...........................................  10,697     263,681
    Mannatech, Inc.........................................     600       9,720
    McCormick & Co., Inc...................................   1,509     216,391
#   McCormick & Co., Inc. Non-Voting.......................  33,451   4,816,944
    Medifast, Inc..........................................  25,005   5,293,058
#   MGP Ingredients, Inc...................................  23,869   1,698,757
    Molson Coors Brewing Co., Class A......................     266      16,487
    Molson Coors Brewing Co., Class B......................  92,518   5,921,152
    Mondelez International, Inc., Class A.................. 336,287  14,117,328
*   Monster Beverage Corp..................................  81,819   4,324,134
#*  National Beverage Corp.................................  23,726   2,193,469
*   Natural Alternatives International, Inc................   5,470      51,856
#*  Natural Grocers by Vitamin Cottage, Inc................  26,728     484,311
#   Natural Health Trends Corp.............................   6,437     146,377
*   Nature's Sunshine Products, Inc........................  12,553     111,094
    Nu Skin Enterprises, Inc., Class A.....................  65,401   4,592,458

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T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER STAPLES -- (Continued)
    Oil-Dri Corp. of America...............................   5,619 $    173,796
#*  Orchids Paper Products Co..............................   8,669       13,524
    PepsiCo, Inc........................................... 232,680   26,148,578
*   Performance Food Group Co.............................. 111,730    3,275,924
    Philip Morris International, Inc....................... 124,624   10,975,636
*   Pilgrim's Pride Corp...................................  89,398    1,578,769
#*  Post Holdings, Inc.....................................  95,819    8,472,316
#   PriceSmart, Inc........................................  30,424    2,134,244
*   Primo Water Corp.......................................  48,126      802,260
    Procter & Gamble Co. (The)............................. 458,732   40,680,354
#*  Pyxus International, Inc...............................   8,313      197,351
#*  Revlon, Inc., Class A..................................  27,411      575,631
#*  Rite Aid Corp.......................................... 275,809      330,971
    Rocky Mountain Chocolate Factory, Inc..................   4,490       37,222
*   S&W Seed Co............................................   5,318       14,890
#   Sanderson Farms, Inc...................................  29,686    2,920,806
    Seaboard Corp..........................................     346    1,337,290
*   Seneca Foods Corp., Class A............................   8,682      274,612
*   Seneca Foods Corp., Class B............................     283        8,985
*   Simply Good Foods Co. (The)............................  40,999      777,341
#*  Smart & Final Stores, Inc..............................  45,617      230,366
    SpartanNash Co.........................................  43,974      784,936
    Spectrum Brands Holdings, Inc..........................  67,638    4,393,088
*   Sprouts Farmers Market, Inc............................ 148,236    3,986,066
    Sysco Corp.............................................  70,653    5,039,678
#   Tootsie Roll Industries, Inc...........................  30,540      964,148
#*  TreeHouse Foods, Inc...................................  71,619    3,262,962
#   Turning Point Brands, Inc..............................   5,004      205,664
    Tyson Foods, Inc., Class A............................. 140,474    8,417,202
#*  United Natural Foods, Inc..............................  60,261    1,309,472
#   United-Guardian, Inc...................................   1,431       24,670
    Universal Corp.........................................  30,752    2,086,831
*   US Foods Holding Corp.................................. 135,856    3,962,920
*   USANA Health Sciences, Inc.............................  33,692    3,942,638
#   Vector Group, Ltd......................................  96,931    1,310,507
    Village Super Market, Inc., Class A....................   8,926      219,937
    Walgreens Boots Alliance, Inc.......................... 285,393   22,765,800
    Walmart, Inc........................................... 685,993   68,791,378
#   WD-40 Co...............................................  13,211    2,207,294
#   Weis Markets, Inc......................................  28,201    1,301,476
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................          540,778,672
                                                                    ------------
ENERGY -- (5.6%)
*   Abraxas Petroleum Corp................................. 164,391      302,479
    Adams Resources & Energy, Inc..........................   3,585      145,372
    Anadarko Petroleum Corp................................  74,281    3,951,749
#*  Antero Resources Corp.................................. 213,352    3,390,163
#   Apache Corp............................................ 127,461    4,821,850
*   Apergy Corp............................................  37,703    1,470,040
#   Arch Coal, Inc., Class A...............................  34,907    3,347,581
    Archrock, Inc.......................................... 121,466    1,246,241
*   Ardmore Shipping Corp..................................   6,481       41,867
*   Aspen Aerogels, Inc....................................  12,907       46,207
#   Baker Hughes a GE Co...................................  61,723    1,647,387
*   Basic Energy Services, Inc.............................  26,680      207,304
#*  Bonanza Creek Energy, Inc..............................  18,399      473,774
#*  Bristow Group, Inc.....................................  46,900      516,369
#   Cabot Oil & Gas Corp................................... 116,429    2,821,075
*   Cactus, Inc., Class A..................................   3,912      130,896

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
ENERGY -- (Continued)
#*  California Resources Corp..............................    14,239 $   446,250
#*  Callon Petroleum Co....................................   290,934   2,900,612
#*  CARBO Ceramics, Inc....................................     3,649      17,625
#*  Carrizo Oil & Gas, Inc.................................   104,480   1,902,581
#*  Centennial Resource Development, Inc., Class A.........   184,201   3,529,291
*   Cheniere Energy, Inc...................................    54,529   3,294,097
#*  Chesapeake Energy Corp.................................   400,030   1,404,105
    Chevron Corp...........................................   448,370  50,060,510
#   Cimarex Energy Co......................................    39,053   3,103,542
#*  Clean Energy Fuels Corp................................   211,434     467,269
*   Cloud Peak Energy, Inc.................................    94,946     162,358
*   CNX Resources Corp.....................................   221,158   3,461,123
*   Concho Resources, Inc..................................    80,288  11,167,258
    ConocoPhillips.........................................   287,785  20,116,171
*   CONSOL Energy, Inc.....................................    27,644   1,101,337
*   Contango Oil & Gas Co..................................    22,037     111,287
#*  Continental Resources, Inc.............................    59,742   3,147,209
    Core Laboratories NV...................................    30,438   2,594,535
    CVR Energy, Inc........................................    34,515   1,484,145
*   Dawson Geophysical Co..................................    17,613      98,809
#   Delek US Holdings, Inc.................................   104,477   3,836,395
#*  Denbury Resources, Inc.................................   562,871   1,941,905
    Devon Energy Corp......................................   112,720   3,652,128
#   DHT Holdings, Inc......................................    88,300     444,149
#*  Diamond Offshore Drilling, Inc.........................    52,555     745,230
#   Diamondback Energy, Inc................................    43,524   4,890,357
#*  Dorian LPG, Ltd........................................    13,134     104,415
#*  Dril-Quip, Inc.........................................    48,062   2,045,519
#*  Earthstone Energy, Inc., Class A.......................    20,633     169,810
#*  Eclipse Resources Corp.................................    82,115      93,611
*   Energen Corp...........................................    56,890   4,094,373
    EnLink Midstream LLC...................................    91,687   1,191,931
#   Ensco P.L.C., Class A..................................   560,278   4,000,385
    EOG Resources, Inc.....................................   139,897  14,736,750
#*  EP Energy Corp., Class A...............................    21,571      38,828
#   EQT Corp...............................................    63,943   2,172,144
*   Era Group, Inc.........................................    26,104     295,497
    Evolution Petroleum Corp...............................    23,828     245,428
*   Exterran Corp..........................................    44,715     934,096
#*  Extraction Oil & Gas, Inc..............................   108,599     867,706
    Exxon Mobil Corp....................................... 1,172,361  93,413,724
#*  Forum Energy Technologies, Inc.........................   131,282   1,176,287
#*  Frank's International NV...............................   121,302     861,244
    GasLog, Ltd............................................    63,394   1,297,041
*   Geospace Technologies Corp.............................    10,570     134,556
#*  Goodrich Petroleum Corp................................     3,136      47,260
#   Green Plains, Inc......................................    50,974     868,597
    Gulf Island Fabrication, Inc...........................    11,124      94,554
#*  Gulfmark Offshore, Inc.................................       640      21,562
#*  Gulfport Energy Corp...................................   206,971   1,885,506
#*  Halcon Resources Corp..................................   191,514     635,826
    Hallador Energy Co.....................................    36,539     239,696
    Halliburton Co.........................................   116,826   4,051,526
*   Helix Energy Solutions Group, Inc......................   182,876   1,558,103
    Helmerich & Payne, Inc.................................    52,812   3,289,659
    Hess Corp..............................................    83,039   4,766,439
#*  HighPoint Resources Corp...............................   147,403     548,339
    HollyFrontier Corp.....................................   120,702   8,140,143
*   Independence Contract Drilling, Inc....................    18,416      73,848

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
#*  International Seaways, Inc.............................  28,423 $   611,379
*   ION Geophysical Corp...................................  13,247     156,447
*   Keane Group, Inc....................................... 132,572   1,666,430
#*  Key Energy Services, Inc...............................   1,616      14,625
    Kinder Morgan, Inc..................................... 427,019   7,267,863
*   KLX Energy Services Holdings, Inc......................  24,769     715,576
#*  Kosmos Energy, Ltd..................................... 420,338   2,727,994
#*  Laredo Petroleum, Inc.................................. 280,836   1,471,581
#*  Lonestar Resources US, Inc., Class A...................  13,755     105,776
    Mammoth Energy Services, Inc...........................  14,933     372,728
    Marathon Oil Corp...................................... 319,840   6,073,762
    Marathon Petroleum Corp................................ 423,690  29,848,960
#*  Matador Resources Co................................... 145,384   4,192,875
*   Matrix Service Co......................................  30,862     627,424
#*  McDermott International, Inc........................... 166,472   1,286,829
*   Mitcham Industries, Inc................................  13,388      53,552
#   Murphy Oil Corp........................................ 203,607   6,486,919
#   Nabors Industries, Ltd................................. 426,913   2,121,758
    NACCO Industries, Inc., Class A........................   7,344     253,662
    National Oilwell Varco, Inc............................ 168,466   6,199,549
*   Natural Gas Services Group, Inc........................  15,772     304,400
#*  NCS Multistage Holdings, Inc...........................     675       7,627
*   Newfield Exploration Co................................ 271,788   5,490,118
*   Newpark Resources, Inc................................. 122,312   1,004,182
#*  Noble Corp. P.L.C...................................... 308,431   1,548,324
    Noble Energy, Inc...................................... 138,427   3,439,911
*   Northern Oil and Gas, Inc..............................  69,090     203,125
#*  Oasis Petroleum, Inc................................... 345,443   3,475,157
    Occidental Petroleum Corp.............................. 183,819  12,328,740
*   Oceaneering International, Inc......................... 125,266   2,372,538
#*  Oil States International, Inc..........................  76,335   1,699,980
    ONEOK, Inc.............................................  60,343   3,958,501
*   Overseas Shipholding Group, Inc., Class A..............  36,455     114,469
#*  Pacific Ethanol, Inc...................................  27,323      44,810
    Panhandle Oil and Gas, Inc., Class A...................  13,067     232,462
*   Par Pacific Holdings, Inc..............................  51,571     911,775
#*  Parker Drilling Co.....................................   7,317      18,292
*   Parsley Energy, Inc., Class A.......................... 102,239   2,394,437
    Patterson-UTI Energy, Inc.............................. 215,477   3,585,537
    PBF Energy, Inc., Class A.............................. 132,408   5,541,275
*   PDC Energy, Inc........................................  78,244   3,321,458
    Peabody Energy Corp.................................... 120,189   4,260,700
#*  Penn Virginia Corp.....................................  14,681   1,009,759
#*  PHI, Inc...............................................     212       1,755
*   PHI, Inc. Non-Voting...................................  10,045      78,251
    Phillips 66............................................ 125,687  12,923,137
*   Pioneer Energy Services Corp...........................  89,700     266,409
    Pioneer Natural Resources Co...........................  31,537   4,644,454
*   PrimeEnergy Corp.......................................     192      14,976
#*  Profire Energy, Inc....................................   3,250       7,410
#*  ProPetro Holding Corp..................................  99,774   1,761,011
*   QEP Resources, Inc..................................... 305,821   2,724,865
*   Quintana Energy Services, Inc..........................   6,877      43,944
#   Range Resources Corp................................... 188,830   2,992,955
#*  Renewable Energy Group, Inc............................  59,963   1,863,650
#*  REX American Resources Corp............................   6,572     487,445
*   RigNet, Inc............................................  11,561     197,693
#*  Ring Energy, Inc.......................................  72,589     517,560
#*  Rowan Cos. P.L.C., Class A............................. 161,645   2,571,772

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
ENERGY -- (Continued)
#   RPC, Inc............................................... 135,339 $  2,013,844
*   SandRidge Energy, Inc..................................   8,972       80,299
    Schlumberger, Ltd...................................... 265,080   13,601,255
#   Scorpio Tankers, Inc................................... 330,584      591,745
*   SEACOR Holdings, Inc...................................  22,509    1,080,207
#*  SEACOR Marine Holdings, Inc............................  26,305      480,855
#*  Select Energy Services, Inc., Class A..................  63,916      611,037
#   SemGroup Corp., Class A................................  94,393    1,745,327
#   Ship Finance International, Ltd........................  64,831      810,387
*   SilverBow Resources, Inc...............................   1,312       34,453
    SM Energy Co........................................... 142,832    3,476,531
#*  Smart Sand, Inc........................................   7,531       20,861
#*  Southwestern Energy Co................................. 465,220    2,484,275
#*  SRC Energy, Inc........................................ 301,696    2,136,008
*   Superior Energy Services, Inc.......................... 186,592    1,461,015
*   Talos Energy, Inc......................................  20,880      544,133
#   Targa Resources Corp...................................  73,240    3,784,311
    TechnipFMC P.L.C.......................................  93,381    2,455,920
*   TETRA Technologies, Inc................................ 156,868      465,898
*   Tidewater, Inc.........................................   4,578      122,919
#*  Transocean, Ltd........................................ 305,851    3,367,419
#*  Ultra Petroleum Corp................................... 100,369      120,443
*   Unit Corp..............................................  66,176    1,530,651
#   US Silica Holdings, Inc................................  92,529    1,295,406
#*  VAALCO Energy, Inc.....................................   7,924       15,690
    Valero Energy Corp..................................... 171,420   15,614,648
#*  W&T Offshore, Inc...................................... 124,708      840,532
*   Whiting Petroleum Corp................................. 116,337    4,339,370
#*  WildHorse Resource Development Corp....................  68,831    1,459,905
    Williams Cos., Inc. (The)..............................  90,885    2,211,232
    World Fuel Services Corp...............................  85,228    2,727,296
*   WPX Energy, Inc........................................ 310,747    4,984,382
                                                                    ------------
TOTAL ENERGY...............................................          541,863,842
                                                                    ------------
FINANCIALS -- (16.8%)
#   1st Constitution Bancorp...............................   6,663      134,726
    1st Source Corp........................................  30,126    1,403,570
    Access National Corp...................................  11,999      311,614
    ACNB Corp..............................................   5,314      213,091
    Affiliated Managers Group, Inc.........................  19,651    2,233,533
    Aflac, Inc............................................. 194,312    8,369,018
    Alleghany Corp.........................................   7,207    4,329,101
*   Allegiance Bancshares, Inc.............................     900       34,839
    Allstate Corp. (The)................................... 108,567   10,392,033
    Ally Financial, Inc.................................... 343,635    8,731,765
    A-Mark Precious Metals, Inc............................   7,393       94,852
*   Ambac Financial Group, Inc.............................  25,869      532,384
    American Equity Investment Life Holding Co............. 113,034    3,528,922
    American Express Co.................................... 272,571   28,001,219
    American Financial Group, Inc..........................  68,232    6,825,247
    American International Group, Inc...................... 269,115   11,111,758
    American National Bankshares, Inc......................   8,832      318,747
    American National Insurance Co.........................  17,036    2,099,517
    American River Bankshares..............................   2,071       31,707
    Ameriprise Financial, Inc..............................  87,443   11,126,247
    Ameris Bancorp.........................................  39,624    1,699,473
    AMERISAFE, Inc.........................................  26,204    1,705,618
    AmeriServ Financial, Inc...............................   3,367       14,276
    Ames National Corp.....................................   6,849      188,279

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
FINANCIALS -- (Continued)
#   AmTrust Financial Services, Inc........................   187,887 $ 2,694,300
    Aon P.L.C..............................................    39,459   6,162,707
*   Arch Capital Group, Ltd................................   172,299   4,888,123
    Ares Management L.P....................................     6,120     120,013
    Argo Group International Holdings, Ltd.................    41,601   2,563,038
    Arrow Financial Corp...................................    15,830     556,266
    Arthur J Gallagher & Co................................    56,579   4,187,412
    Artisan Partners Asset Management, Inc., Class A.......    50,788   1,392,099
#*  Ashford, Inc...........................................       600      37,824
    Aspen Insurance Holdings, Ltd..........................    76,200   3,191,256
    Associated Banc-Corp...................................   148,534   3,443,018
    Assurant, Inc..........................................    58,469   5,683,772
    Assured Guaranty, Ltd..................................   137,651   5,503,287
    Asta Funding, Inc......................................       736       2,812
*   Athene Holding, Ltd., Class A..........................     2,474     113,111
*   Atlantic Capital Bancshares, Inc.......................    16,392     247,027
*   Atlanticus Holdings Corp...............................    11,295      37,274
*   Atlas Financial Holdings, Inc..........................     6,123      58,842
    Auburn National Bancorporation, Inc....................     1,680      67,670
    Axis Capital Holdings, Ltd.............................    75,408   4,207,012
#*  Axos Financial, Inc....................................    74,972   2,276,150
#   Banc of California, Inc................................    56,944     908,257
    BancFirst Corp.........................................    32,722   1,877,588
#   Bancorp of New Jersey, Inc.............................     3,414      50,493
*   Bancorp, Inc. (The)....................................    88,920     933,660
    BancorpSouth Bank......................................   116,483   3,343,062
    Bank of America Corp................................... 2,439,613  67,089,358
    Bank of Commerce Holdings..............................    10,319     123,209
#   Bank of Hawaii Corp....................................    43,487   3,411,120
    Bank of Marin Bancorp..................................     5,176     439,908
    Bank of New York Mellon Corp. (The)....................   267,890  12,679,234
    Bank of NT Butterfield & Son, Ltd. (The)...............    70,010   2,820,703
#*  Bank of Princeton (The)................................     1,267      35,793
    Bank of South Carolina Corp............................       800      15,800
#   Bank OZK...............................................    89,116   2,438,214
    BankFinancial Corp.....................................    23,262     328,459
    BankUnited, Inc........................................   101,580   3,362,298
    Bankwell Financial Group, Inc..........................     1,828      55,425
    Banner Corp............................................    42,080   2,433,066
    Bar Harbor Bankshares..................................     8,161     208,677
*   Baycom Corp............................................       600      14,514
    BB&T Corp..............................................   202,445   9,952,196
    BCB Bancorp, Inc.......................................     5,668      70,510
    Beneficial Bancorp, Inc................................    95,043   1,485,522
*   Berkshire Hathaway, Inc., Class B......................   371,183  76,196,446
    Berkshire Hills Bancorp, Inc...........................    56,667   1,890,978
    BGC Partners, Inc., Class A............................   332,776   3,524,098
    BlackRock, Inc.........................................    30,468  12,535,145
*   Blucora, Inc...........................................    52,563   1,520,122
#   Blue Capital Reinsurance Holdings, Ltd.................     4,531      35,387
    Blue Hills Bancorp, Inc................................     3,802      88,244
    BOK Financial Corp.....................................    46,270   3,966,727
    Boston Private Financial Holdings, Inc.................   117,108   1,580,958
    Bridge Bancorp, Inc....................................     8,637     256,519
*   Brighthouse Financial, Inc.............................    42,882   1,699,414
    BrightSphere Investment Group P.L.C....................   103,112   1,175,477
    Brookline Bancorp, Inc.................................   104,170   1,614,635
    Brown & Brown, Inc.....................................   261,806   7,377,693
    Bryn Mawr Bank Corp....................................    25,731   1,027,696

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
*   BSB Bancorp, Inc. .....................................   1,740 $    50,112
    C&F Financial Corp.....................................   2,304     111,859
#   Cadence BanCorp........................................  20,696     456,554
#   Cambridge Bancorp......................................   1,660     141,930
    Camden National Corp...................................  18,719     759,055
*   Cannae Holdings, Inc...................................  90,690   1,675,044
    Capital City Bank Group, Inc...........................  13,291     314,997
    Capital One Financial Corp............................. 132,272  11,811,890
    Capitol Federal Financial, Inc......................... 186,164   2,310,295
#   Capstar Financial Holdings, Inc........................   2,230      32,959
    Carolina Financial Corp................................  19,603     648,663
    Cathay General Bancorp.................................  84,165   3,170,496
    Cboe Global Markets, Inc...............................  40,772   4,601,120
    CenterState Banks Corp................................. 110,420   2,714,124
    Central Pacific Financial Corp.........................  41,241   1,115,157
    Central Valley Community Bancorp.......................   3,024      61,206
    Century Bancorp, Inc., Class A.........................   4,519     339,467
    Charles Schwab Corp. (The)............................. 167,241   7,733,224
    Chemical Financial Corp................................  64,073   3,002,461
    Chemung Financial Corp.................................   2,562     111,370
    Chubb, Ltd.............................................  95,408  11,917,413
    Cincinnati Financial Corp..............................  73,427   5,774,299
    CIT Group, Inc.........................................  74,984   3,552,742
    Citigroup, Inc......................................... 630,926  41,300,416
    Citizens & Northern Corp...............................   7,485     188,472
    Citizens Community Bancorp, Inc........................   1,100      14,025
    Citizens Financial Group, Inc.......................... 164,685   6,150,985
    Citizens Holding Co....................................     600      13,866
#*  Citizens, Inc..........................................  28,479     223,845
#   City Holding Co........................................  18,482   1,363,602
    Civista Bancshares, Inc................................   1,793      41,526
    CME Group, Inc.........................................  74,261  13,607,586
    CNA Financial Corp.....................................  64,813   2,810,940
    CNB Financial Corp.....................................  15,464     395,878
    CNO Financial Group, Inc............................... 150,916   2,852,312
    Codorus Valley Bancorp, Inc............................   3,784      99,339
#   Cohen & Steers, Inc....................................  56,047   2,151,644
    Colony Bankcorp, Inc...................................   3,059      50,841
    Columbia Banking System, Inc...........................  93,096   3,452,931
    Comerica, Inc..........................................  81,765   6,668,753
#   Commerce Bancshares, Inc............................... 101,352   6,445,987
    Commercial National Financial Corp.....................     923      20,791
#   Community Bank System, Inc.............................  64,346   3,757,163
*   Community Bankers Trust Corp...........................  19,082     162,579
#   Community Financial Corp. (The)........................   4,091     123,344
*   Community First Bancshares, Inc........................     927      10,290
    Community Trust Bancorp, Inc...........................  22,705   1,033,305
    Community West Bancshares..............................   4,200      46,368
    ConnectOne Bancorp, Inc................................  40,336     836,165
*   Consumer Portfolio Services, Inc.......................  34,102     133,339
    County Bancorp, Inc....................................   4,577      95,270
#*  Cowen, Inc.............................................  22,872     338,506
    Crawford & Co., Class A................................  32,830     296,783
    Crawford & Co., Class B................................  20,524     189,026
*   Credit Acceptance Corp.................................  21,046   8,932,343
#   Cullen/Frost Bankers, Inc..............................  57,621   5,642,248
*   Customers Bancorp, Inc.................................  39,125     801,671
    CVB Financial Corp..................................... 136,289   2,977,915
    Diamond Hill Investment Group, Inc.....................   4,190     721,434

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Dime Community Bancshares, Inc.........................  54,333 $   875,848
    Discover Financial Services............................ 151,360  10,545,251
    DNB Financial Corp.....................................   3,405     117,064
    Donegal Group, Inc., Class A...........................  27,456     368,734
    Donegal Group, Inc., Class B...........................   1,947      24,941
#*  Donnelley Financial Solutions, Inc.....................  47,259     734,877
*   E*TRADE Financial Corp................................. 166,215   8,214,345
    Eagle Bancorp Montana, Inc.............................   4,900      80,605
*   Eagle Bancorp, Inc.....................................  40,386   1,985,780
    East West Bancorp, Inc................................. 129,732   6,803,146
    Eaton Vance Corp.......................................  78,448   3,534,082
*   eHealth, Inc...........................................  19,559     672,047
#*  Elevate Credit, Inc....................................   3,352      14,280
    EMC Insurance Group, Inc...............................  16,920     405,572
#   Emclaire Financial Corp................................     300       9,438
    Employers Holdings, Inc................................  41,844   1,923,150
#*  Encore Capital Group, Inc..............................  28,887     734,019
*   Enova International, Inc...............................  52,265   1,236,067
#*  Enstar Group, Ltd......................................  12,513   2,272,361
*   Entegra Financial Corp.................................   4,888     110,909
    Enterprise Bancorp, Inc................................   4,295     139,072
    Enterprise Financial Services Corp.....................  28,030   1,217,904
*   Equity Bancshares, Inc., Class A.......................   5,789     208,925
    Erie Indemnity Co., Class A............................  30,211   3,918,065
    ESSA Bancorp, Inc......................................   7,776     125,582
*   Essent Group, Ltd......................................  62,643   2,469,387
    Evans Bancorp, Inc.....................................   4,016     176,704
    Evercore, Inc., Class A................................  45,505   3,717,303
    Everest Re Group, Ltd..................................  24,621   5,363,931
#*  EZCORP, Inc., Class A..................................  77,547     770,817
#   FactSet Research Systems, Inc..........................  23,188   5,188,547
    Farmers & Merchants Bancorp, Inc.......................   1,880      76,422
    Farmers National Banc Corp.............................   5,190      67,989
    Fauquier Bankshares, Inc...............................     700      16,114
    FB Financial Corp......................................  32,829   1,197,602
    FBL Financial Group, Inc., Class A.....................  21,123   1,457,065
*   FCB Financial Holdings, Inc., Class A..................  51,489   2,014,765
    Federal Agricultural Mortgage Corp., Class A...........     635      40,507
    Federal Agricultural Mortgage Corp., Class C...........  11,172     780,252
#   Federated Investors, Inc., Class B..................... 141,394   3,488,190
    FedNat Holding Co......................................  13,480     290,224
    Fidelity D&D Bancorp, Inc..............................     320      21,014
    Fidelity National Financial, Inc....................... 140,300   4,693,035
    Fidelity Southern Corp.................................  38,410     891,880
    Fifth Third Bancorp.................................... 406,539  10,972,488
    Financial Institutions, Inc............................  23,604     673,894
*   First Acceptance Corp..................................  16,289      18,732
    First American Financial Corp.......................... 118,781   5,265,562
    First Bancorp..........................................  38,199   1,409,161
*   First BanCorp.......................................... 278,337   2,569,051
    First Bancorp, Inc.....................................   8,707     248,672
    First Bancshares, Inc. (The)...........................   1,616      58,241
#   First Bank.............................................   5,088      60,445
    First Busey Corp.......................................  60,129   1,678,802
    First Business Financial Services, Inc.................   6,193     129,620
    First Capital, Inc.....................................   1,002      44,038
    First Choice Bancorp...................................   1,176      26,460
    First Citizens BancShares, Inc., Class A...............   9,362   3,994,110
    First Commonwealth Financial Corp...................... 125,496   1,694,196

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    First Community Bankshares, Inc........................  19,210 $   663,321
#   First Community Corp...................................   5,860     128,041
    First Defiance Financial Corp..........................  20,412     555,615
    First Financial Bancorp................................ 122,920   3,216,816
#   First Financial Bankshares, Inc........................  47,172   2,782,676
    First Financial Corp...................................   7,979     365,917
    First Financial Northwest, Inc.........................  13,447     203,184
#*  First Foundation, Inc..................................  20,446     331,430
    First Hawaiian, Inc....................................   7,631     189,096
#   First Horizon National Corp............................ 325,711   5,256,976
    First Internet Bancorp.................................   4,193     108,054
    First Interstate BancSystem, Inc., Class A.............  42,696   1,770,176
    First Merchants Corp...................................  63,034   2,622,845
    First Mid-Illinois Bancshares, Inc.....................   2,133      79,518
    First Midwest Bancorp, Inc............................. 140,824   3,233,319
*   First Northwest Bancorp................................   5,920      86,432
    First of Long Island Corp. (The).......................  10,731     216,874
#   First Republic Bank....................................  47,024   4,278,714
#   First Savings Financial Group, Inc.....................   1,058      68,368
    First United Corp......................................   5,001      90,018
    FirstCash, Inc.........................................  62,082   4,991,393
*   Flagstar Bancorp, Inc..................................  68,789   2,118,013
    Flushing Financial Corp................................  40,449     917,788
#   FNB Corp............................................... 259,622   3,071,328
#*  Franklin Financial Network, Inc........................  17,772     602,471
#   Franklin Resources, Inc................................ 121,946   3,719,353
    FS Bancorp, Inc........................................     781      35,254
    Fulton Financial Corp.................................. 221,409   3,544,758
#   GAIN Capital Holdings, Inc.............................  36,233     276,820
    GAMCO Investors, Inc., Class A.........................  11,831     242,768
*   Genworth Financial, Inc., Class A...................... 268,656   1,149,848
    German American Bancorp, Inc...........................  24,750     784,823
    Glacier Bancorp, Inc...................................  87,779   3,721,830
    Global Indemnity, Ltd..................................  13,212     472,990
    Goldman Sachs Group, Inc. (The)........................  94,694  21,341,187
#*  Great Elm Capital Group, Inc...........................   8,182      27,982
    Great Southern Bancorp, Inc............................  18,454     999,284
    Great Western Bancorp, Inc.............................  75,851   2,779,939
    Green Bancorp, Inc.....................................  43,518     805,083
*   Green Dot Corp., Class A...............................  62,298   4,718,451
#   Greenhill & Co., Inc...................................  18,254     402,501
#*  Greenlight Capital Re, Ltd., Class A...................  39,376     456,368
    Guaranty Bancorp.......................................  27,093     704,960
    Guaranty Bancshares, Inc...............................   1,036      30,894
    Guaranty Federal Bancshares, Inc.......................   1,800      43,416
*   Hallmark Financial Services, Inc.......................  19,071     212,451
    Hamilton Lane, Inc., Class A...........................  19,882     763,071
    Hancock Whitney Corp...................................  98,404   4,129,032
    Hanmi Financial Corp...................................  41,663     874,090
    Hanover Insurance Group, Inc. (The)....................  41,123   4,580,280
*   HarborOne Bancorp, Inc.................................   1,656      30,139
    Harleysville Financial Corp............................   1,326      31,161
    Hartford Financial Services Group, Inc. (The).......... 195,278   8,869,527
    Hawthorn Bancshares, Inc...............................   3,307      77,384
#   HCI Group, Inc.........................................  13,757     600,768
    Heartland Financial USA, Inc...........................  40,918   2,174,383
#   Hennessy Advisors, Inc.................................   5,706      70,697
    Heritage Commerce Corp.................................  53,720     779,477
#   Heritage Financial Corp................................  43,518   1,423,909

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
FINANCIALS -- (Continued)
#   Heritage Insurance Holdings, Inc.......................    10,266 $    143,313
    Hilltop Holdings, Inc..................................   118,386    2,355,881
    Hingham Institution for Savings........................       667      135,801
*   HMN Financial, Inc.....................................     1,012       20,736
    Home Bancorp, Inc......................................     5,083      201,998
#   Home BancShares, Inc...................................   150,350    2,862,664
*   HomeStreet, Inc........................................    42,098    1,093,706
*   HomeTrust Bancshares, Inc..............................     6,636      180,897
#   Hope Bancorp, Inc......................................   185,003    2,678,843
    HopFed Bancorp, Inc....................................     2,767       42,473
    Horace Mann Educators Corp.............................    36,283    1,425,196
    Horizon Bancorp, inc...................................    31,327      525,041
    Houlihan Lokey, Inc....................................    35,399    1,457,731
#*  Howard Bancorp, Inc....................................     5,856       93,169
#   Huntington Bancshares, Inc.............................   626,897    8,983,434
    IBERIABANK Corp........................................    36,502    2,719,034
    IF Bancorp, Inc........................................       723       16,101
#*  Impac Mortgage Holdings, Inc...........................     1,461        7,583
    Independence Holding Co................................     7,983      289,064
    Independent Bank Corp..................................    35,501    2,785,053
    Independent Bank Corp..................................    25,569      565,842
    Independent Bank Group, Inc............................    35,654    2,064,723
    Interactive Brokers Group, Inc., Class A...............   108,160    5,344,186
    Intercontinental Exchange, Inc.........................   143,690   11,069,878
    International Bancshares Corp..........................    84,765    3,280,406
*   INTL. FCStone, Inc.....................................    21,939      993,398
#   Invesco, Ltd...........................................   209,693    4,552,435
    Investar Holding Corp..................................     5,576      145,478
    Investment Technology Group, Inc.......................    28,559      784,801
#   Investors Bancorp, Inc.................................   272,898    3,051,000
    Investors Title Co.....................................     1,311      238,602
    James River Group Holdings, Ltd........................    36,329    1,398,667
#   Janus Henderson Group P.L.C............................    93,254    2,291,251
    Jefferies Financial Group, Inc.........................   148,743    3,193,512
    JPMorgan Chase & Co.................................... 1,060,963  115,666,186
    Kearny Financial Corp..................................   127,177    1,645,670
    Kemper Corp............................................    73,444    5,522,254
    Kentucky First Federal Bancorp.........................     1,549       12,237
    KeyCorp................................................   474,334    8,613,905
    Kingstone Cos., Inc....................................     5,834       99,178
#   Kinsale Capital Group, Inc.............................       985       58,814
    Ladenburg Thalmann Financial Services, Inc.............    91,438      253,283
    Lake Shore Bancorp, Inc................................       225        3,488
    Lakeland Bancorp, Inc..................................    59,053      972,603
    Lakeland Financial Corp................................    27,255    1,172,783
    Landmark Bancorp, Inc..................................     2,346       63,929
    Lazard, Ltd., Class A..................................   115,809    4,602,250
    LCNB Corp..............................................    10,076      171,191
    LegacyTexas Financial Group, Inc.......................    58,891    2,269,070
    Legg Mason, Inc........................................    85,041    2,399,857
#*  LendingClub Corp.......................................   505,470    1,632,668
#*  LendingTree, Inc.......................................     7,499    1,512,473
*   Limestone Bancorp, Inc.................................     1,427       22,333
    Lincoln National Corp..................................   105,037    6,322,177
#   Live Oak Bancshares, Inc...............................    42,874      788,882
    Loews Corp.............................................   141,970    6,610,123
    LPL Financial Holdings, Inc............................   144,676    8,912,042
    M&T Bank Corp..........................................    42,957    7,105,517
    Macatawa Bank Corp.....................................    27,200      295,120

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Mackinac Financial Corp................................   5,464 $    85,238
    Maiden Holdings, Ltd................................... 107,920     378,799
*   Malvern Bancorp, Inc...................................   4,319      87,719
#   Manning & Napier, Inc..................................   9,498      18,616
*   Markel Corp............................................   6,509   7,115,899
    MarketAxess Holdings, Inc..............................  18,326   3,842,412
    Marlin Business Services Corp..........................  17,363     461,509
    Marsh & McLennan Cos., Inc.............................  55,808   4,729,728
    MB Financial, Inc......................................  72,336   3,210,995
#*  MBIA, Inc.............................................. 166,900   1,652,310
    MBT Financial Corp.....................................  18,808     214,599
    Mercantile Bank Corp...................................  11,679     370,925
#   Mercury General Corp...................................  70,022   4,153,005
    Meridian Bancorp, Inc..................................  66,931   1,060,187
    Meta Financial Group, Inc..............................  39,264     991,023
    MetLife, Inc........................................... 212,186   8,739,941
*   MGIC Investment Corp................................... 111,894   1,366,226
#   Mid Penn Bancorp, Inc..................................   2,232      59,728
    Middlefield Banc Corp..................................   1,970      91,447
    Midland States Bancorp, Inc............................  10,372     279,733
    MidSouth Bancorp, Inc..................................  12,414     164,858
    MidWestOne Financial Group, Inc........................   6,223     179,285
*   MMA Capital Management LLC.............................   3,888      98,444
    Moelis & Co., Class A..................................  27,668   1,116,680
    Moody's Corp...........................................  28,544   4,152,581
    Morgan Stanley......................................... 358,555  16,371,621
    Morningstar, Inc.......................................  34,395   4,292,496
#*  Mr Cooper Group, Inc...................................  14,406     208,743
    MSB Financial Corp.....................................   1,903      35,681
    MSCI, Inc..............................................  67,973  10,221,780
    MutualFirst Financial, Inc.............................   9,030     320,655
#   MVB Financial Corp.....................................   3,531      64,688
#   Nasdaq, Inc............................................  88,383   7,663,690
    National Bank Holdings Corp., Class A..................  37,669   1,271,705
#   National Bankshares, Inc...............................   1,672      72,197
*   National Commerce Corp.................................   2,888     107,145
    National General Holdings Corp......................... 101,362   2,823,945
    National Western Life Group, Inc., Class A.............   2,539     683,702
    Navient Corp........................................... 379,605   4,395,826
    Navigators Group, Inc. (The)...........................  41,112   2,842,895
    NBT Bancorp, Inc.......................................  58,704   2,142,109
    Nelnet, Inc., Class A..................................  37,333   2,101,475
#   New York Community Bancorp, Inc........................ 221,419   2,121,194
>>  NewStar Financial, Inc.................................  42,768      11,100
*   NI Holdings, Inc.......................................   2,883      45,090
*   Nicholas Financial, Inc................................   1,147      13,076
#*  Nicolet Bankshares, Inc................................     731      39,035
*   NMI Holdings, Inc., Class A............................  81,693   1,726,990
#   Northeast Bancorp......................................   4,743      89,216
    Northeast Community Bancorp, Inc.......................   5,046      64,084
    Northern Trust Corp.................................... 101,409   9,539,545
    Northfield Bancorp, Inc................................  66,163     871,367
    Northrim BanCorp, Inc..................................   6,426     244,381
    Northwest Bancshares, Inc.............................. 139,017   2,243,734
    Norwood Financial Corp.................................   1,515      57,570
#   Oak Valley Bancorp.....................................   1,218      22,107
    OceanFirst Financial Corp..............................  58,841   1,489,854
#   Oconee Federal Financial Corp..........................     400       9,844
*   Ocwen Financial Corp...................................  26,744      93,604

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    OFG Bancorp............................................  60,052 $ 1,026,289
    Ohio Valley Banc Corp..................................   1,078      37,665
    Old Line Bancshares, Inc...............................   7,859     235,298
    Old National Bancorp................................... 194,483   3,471,522
    Old Point Financial Corp...............................   2,663      71,608
    Old Republic International Corp........................ 236,951   5,224,770
#   Old Second Bancorp, Inc................................   9,603     136,555
*   On Deck Capital, Inc...................................  46,882     323,486
*   OneMain Holdings, Inc..................................  52,671   1,502,177
    Oppenheimer Holdings, Inc., Class A....................  10,148     312,152
#   Opus Bank..............................................  40,132     762,107
#   Oritani Financial Corp.................................  74,180   1,083,770
    Orrstown Financial Services, Inc.......................   7,555     153,064
*   Pacific Mercantile Bancorp.............................  17,616     145,684
*   Pacific Premier Bancorp, Inc...........................  58,018   1,695,866
    PacWest Bancorp........................................ 105,429   4,282,526
#   Park National Corp.....................................  16,081   1,469,803
    Parke Bancorp, Inc.....................................   6,068     119,782
    PB Bancorp, Inc........................................   2,175      24,012
    Peapack Gladstone Financial Corp.......................  19,875     536,426
    Penns Woods Bancorp, Inc...............................   3,624     146,772
    Pennymac Financial Services,Inc........................  35,889     717,421
    Peoples Bancorp of North Carolina, Inc.................     138       3,842
    Peoples Bancorp, Inc...................................  19,374     663,172
    Peoples Financial Services Corp........................     759      32,341
    People's United Financial, Inc......................... 224,823   3,520,728
    People's Utah Bancorp..................................   3,316     111,119
    Pinnacle Financial Partners, Inc.......................  51,552   2,696,170
    Piper Jaffray Cos......................................  19,045   1,321,342
    PJT Partners, Inc., Class A............................  19,725     894,332
    Plumas Bancorp.........................................   3,091      80,057
    PNC Financial Services Group, Inc. (The)............... 122,824  15,781,656
    Poage Bankshares, Inc..................................     201       5,025
    Popular, Inc...........................................  94,942   4,937,933
#*  PRA Group, Inc.........................................  57,333   1,768,150
    Preferred Bank.........................................  15,476     795,621
    Premier Financial Bancorp, Inc.........................   9,016     159,944
    Primerica, Inc.........................................  58,393   6,408,048
    Principal Financial Group, Inc......................... 159,624   7,513,502
    ProAssurance Corp......................................  64,135   2,816,809
    Progressive Corp. (The)................................ 221,290  15,423,913
#   Prosperity Bancshares, Inc.............................  61,371   3,990,956
    Protective Insurance Corp., Class A....................     298       6,380
    Protective Insurance Corp., Class B....................   9,068     209,017
*   Provident Bancorp, Inc.................................   3,828      95,815
    Provident Financial Holdings, Inc......................   6,656     115,149
    Provident Financial Services, Inc......................  82,071   2,002,532
    Prudential Bancorp, Inc................................   6,497     116,751
    Prudential Financial, Inc..............................  92,516   8,676,151
    Pzena Investment Management, Inc., Class A.............   8,763      88,156
    QCR Holdings, Inc......................................  10,360     377,415
    Radian Group, Inc......................................  80,134   1,537,771
*   Randolph Bancorp, Inc..................................   1,654      25,273
    Raymond James Financial, Inc...........................  70,406   5,399,436
*   Regional Management Corp...............................  17,091     493,246
    Regions Financial Corp................................. 562,877   9,552,023
    Reinsurance Group of America, Inc......................  36,993   5,266,693
    RenaissanceRe Holdings, Ltd............................  40,944   5,001,719
    Renasant Corp..........................................  63,262   2,206,579

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Republic Bancorp, Inc., Class A........................  14,783 $   663,313
*   Republic First Bancorp, Inc............................  10,344      69,822
    Riverview Bancorp, Inc.................................  17,979     152,282
    RLI Corp...............................................  35,939   2,656,970
    S&P Global, Inc........................................  38,687   7,053,414
    S&T Bancorp, Inc.......................................  44,399   1,780,844
*   Safeguard Scientifics, Inc.............................  28,786     246,120
    Safety Insurance Group, Inc............................  21,435   1,785,107
    Salisbury Bancorp, Inc.................................   1,410      56,541
    Sandy Spring Bancorp, Inc..............................  42,918   1,525,735
    Santander Consumer USA Holdings, Inc................... 218,571   4,098,206
    SB Financial Group, Inc................................   3,331      60,391
#   SB One Bancorp.........................................   6,201     149,630
*   Seacoast Banking Corp. of Florida......................  35,223     926,717
*   Security National Financial Corp., Class A.............   3,389      19,317
    SEI Investments Co.....................................  33,793   1,806,236
*   Select Bancorp, Inc....................................  15,660     192,931
    Selective Insurance Group, Inc.........................  78,380   5,082,943
#   ServisFirst Bancshares, Inc............................  49,786   1,791,300
    Severn Bancorp, Inc....................................   4,355      36,451
    Shore Bancshares, Inc..................................   6,679     107,665
    SI Financial Group, Inc................................   9,296     123,079
    Sierra Bancorp.........................................  16,572     451,256
    Signature Bank.........................................  31,123   3,420,418
    Silvercrest Asset Management Group, Inc., Class A......   3,719      53,479
    Simmons First National Corp., Class A.................. 116,809   3,128,145
*   SLM Corp............................................... 522,602   5,299,184
*   SmartFinancial, Inc....................................   1,058      21,520
    Sound Financial Bancorp, Inc...........................     771      27,517
    South State Corp.......................................  40,232   2,722,499
*   Southern First Bancshares, Inc.........................   6,964     250,077
    Southern Missouri Bancorp, Inc.........................   1,484      49,966
    Southern National Bancorp of Virginia, Inc.............   9,367     141,535
    Southside Bancshares, Inc..............................  44,541   1,411,059
    Standard AVB Financial Corp............................   1,404      41,895
    State Auto Financial Corp..............................  41,343   1,314,294
    State Bank Financial Corp..............................  32,352     827,241
    State Street Corp......................................  97,787   6,722,856
#   Sterling Bancorp....................................... 299,576   5,386,377
    Stewardship Financial Corp.............................   3,021      30,059
    Stewart Information Services Corp......................  34,612   1,428,783
    Stifel Financial Corp..................................  53,898   2,464,217
    Stock Yards Bancorp, Inc...............................  25,424     806,195
    Summit Financial Group, Inc............................   1,305      27,536
    Summit State Bank......................................   2,851      39,914
    SunTrust Banks, Inc.................................... 135,540   8,492,936
*   SVB Financial Group....................................  33,790   8,016,002
    Synchrony Financial.................................... 534,264  15,429,544
    Synovus Financial Corp................................. 126,132   4,737,518
    T Rowe Price Group, Inc................................ 151,112  14,656,353
    TCF Financial Corp..................................... 201,689   4,211,266
    TD Ameritrade Holding Corp............................. 169,922   8,788,366
    Territorial Bancorp, Inc...............................  11,411     310,836
#   Teton Advisors, Inc., Class A..........................      29       1,542
*   Texas Capital Bancshares, Inc..........................  60,964   3,976,682
#   TFS Financial Corp..................................... 135,866   1,998,589
*   TheStreet, Inc.........................................  17,831      33,879
*   Third Point Reinsurance, Ltd...........................  68,307     755,475
    Timberland Bancorp, Inc................................   4,697     136,307

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
FINANCIALS -- (Continued)
    Tiptree, Inc...........................................    47,142 $      277,666
    Tompkins Financial Corp................................    17,476      1,278,020
    Torchmark Corp.........................................    64,177      5,433,225
    Towne Bank.............................................    88,500      2,489,505
    Travelers Cos., Inc. (The).............................   120,848     15,121,710
    TriCo Bancshares.......................................    28,792      1,037,088
*   TriState Capital Holdings, Inc.........................    35,514        895,663
#*  Triumph Bancorp, Inc...................................    32,221      1,155,445
    TrustCo Bank Corp. NY..................................   123,977        928,588
    Trustmark Corp.........................................    95,584      2,943,987
    Two River Bancorp......................................     5,292         82,079
    U.S. Bancorp...........................................   445,407     23,281,424
#   UMB Financial Corp.....................................    44,533      2,843,432
    Umpqua Holdings Corp...................................   183,754      3,528,077
    Union Bankshares Corp..................................    84,865      2,897,291
    Union Bankshares, Inc..................................       337         15,991
    United Bancshares, Inc.................................       606         13,181
#   United Bankshares, Inc.................................    88,705      2,942,345
    United Community Banks, Inc............................    96,002      2,387,570
    United Community Financial Corp........................    58,731        537,389
    United Financial Bancorp, Inc..........................    64,377        994,625
    United Fire Group, Inc.................................    30,167      1,623,890
    United Insurance Holdings Corp.........................    46,260        912,247
    United Security Bancshares.............................    11,061        118,574
    Unity Bancorp, Inc.....................................     9,514        201,411
    Universal Insurance Holdings, Inc......................    55,727      2,339,419
    Univest Corp. of Pennsylvania..........................    36,576        912,937
    Unum Group.............................................   117,297      4,253,189
#   Valley National Bancorp................................   223,443      2,229,961
    Value Line, Inc........................................     1,300         32,825
#*  Veritex Holdings, Inc..................................     9,671        227,849
#   Virtu Financial, Inc., Class A.........................    23,920        567,382
#   Virtus Investment Partners, Inc........................     9,673        960,916
    Voya Financial, Inc....................................    86,684      3,793,292
#   Waddell & Reed Financial, Inc., Class A................   105,608      2,013,945
    Walker & Dunlop, Inc...................................    48,984      2,055,369
    Washington Federal, Inc................................   114,583      3,226,657
    Washington Trust Bancorp, Inc..........................    18,309        940,167
    Waterstone Financial, Inc..............................    36,010        588,403
    Webster Financial Corp.................................    93,484      5,500,599
    Wellesley Bank.........................................       542         17,463
    Wells Fargo & Co....................................... 1,393,576     74,180,051
    WesBanco, Inc..........................................    65,694      2,634,329
    West Bancorporation, Inc...............................    19,598        430,960
#   Westamerica Bancorporation.............................    27,388      1,594,255
*   Western Alliance Bancorp...............................   101,538      4,898,193
    Western New England Bancorp, Inc.......................    30,474        305,959
    Westwood Holdings Group, Inc...........................     8,986        380,557
#   White Mountains Insurance Group, Ltd...................     4,013      3,558,207
    Willis Towers Watson P.L.C.............................    46,472      6,652,932
    Wintrust Financial Corp................................    49,595      3,776,163
#   WisdomTree Investments, Inc............................   120,151        933,573
#*  World Acceptance Corp..................................    12,817      1,300,797
    WR Berkley Corp........................................    70,607      5,359,071
    WSFS Financial Corp....................................    38,753      1,648,165
    WVS Financial Corp.....................................       757         10,220
#   Zions Bancorp NA.......................................   135,981      6,397,906
                                                                      --------------
TOTAL FINANCIALS...........................................            1,624,325,571
                                                                      --------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (11.6%)
    Abbott Laboratories.................................... 386,097 $26,617,527
    AbbVie, Inc............................................ 270,004  21,019,811
*   ABIOMED, Inc...........................................  10,100   3,446,120
#*  Acadia Healthcare Co., Inc............................. 103,370   4,289,855
*   Accuray, Inc...........................................  33,775     151,650
    Aceto Corp.............................................  29,551      60,580
*   Achillion Pharmaceuticals, Inc......................... 174,484     499,024
#*  Aclaris Therapeutics, Inc..............................  14,483     172,203
*   Acorda Therapeutics, Inc...............................  64,250   1,227,817
*   Addus HomeCare Corp....................................  11,870     777,485
#*  Aduro Biotech, Inc.....................................  13,743      58,270
#*  Adverum Biotechnologies, Inc...........................  58,537     245,855
#*  Aeglea BioTherapeutics, Inc............................   6,901      59,556
    Aetna, Inc............................................. 117,503  23,312,595
    Agilent Technologies, Inc..............................  72,031   4,666,888
#*  Agios Pharmaceuticals, Inc.............................   9,632     607,394
*   Akebia Therapeutics, Inc...............................  27,656     207,143
*   Akorn, Inc.............................................  92,258     615,361
*   Albireo Pharma, Inc....................................   1,294      34,563
#*  Alder Biopharmaceuticals, Inc..........................  39,165     497,396
#*  Aldeyra Therapeutics, Inc..............................   1,500      16,155
*   Alexion Pharmaceuticals, Inc...........................  17,762   1,990,587
*   Align Technology, Inc..................................  36,980   8,179,976
#*  Alkermes P.L.C.........................................  16,011     653,729
    Allergan P.L.C.........................................  68,827  10,875,354
*   Allscripts Healthcare Solutions, Inc................... 193,141   2,300,309
#*  Alnylam Pharmaceuticals, Inc...........................  15,913   1,279,883
*   Alpine Immune Sciences, Inc............................   1,694       7,843
#*  AMAG Pharmaceuticals, Inc..............................   7,668     164,862
*   Amedisys, Inc..........................................  26,906   2,959,660
#*  American Renal Associates Holdings, Inc................  18,250     352,043
    AmerisourceBergen Corp.................................  82,541   7,263,608
    Amgen, Inc............................................. 138,369  26,676,160
#*  AMN Healthcare Services, Inc...........................  91,877   4,650,814
#*  Amneal Pharmaceuticals, Inc............................  55,363   1,021,447
*   Amphastar Pharmaceuticals, Inc.........................  37,582     674,597
*   AngioDynamics, Inc.....................................  50,849   1,038,845
#*  ANI Pharmaceuticals, Inc...............................  16,144     783,468
#*  Anika Therapeutics, Inc................................  16,824     601,626
    Anthem, Inc............................................  83,721  23,070,996
#*  Apollo Endosurgery, Inc................................   3,804      21,607
*   Applied Genetic Technologies Corp......................   7,509      47,157
#*  Aptevo Therapeutics, Inc...............................  20,118      67,798
#*  Aratana Therapeutics, Inc..............................  24,246     144,021
*   Ardelyx, Inc...........................................  52,822     145,261
#*  Arena Pharmaceuticals, Inc.............................  37,126   1,323,913
#*  Assertio Therapeutics, Inc.............................  63,057     306,142
#*  Atara Biotherapeutics, Inc.............................  19,847     678,172
*   athenahealth, Inc......................................  18,606   2,373,009
    Atrion Corp............................................   1,573   1,073,069
#*  Audentes Therapeutics, Inc.............................  27,474     774,767
#*  Avanos Medical, Inc....................................  60,076   3,400,302
    Baxter International, Inc.............................. 101,472   6,343,015
    Becton Dickinson and Co................................  26,825   6,183,162
*   Biogen, Inc............................................  35,325  10,748,338
*   BioMarin Pharmaceutical, Inc...........................  24,458   2,254,294
*   Bio-Rad Laboratories, Inc., Class A....................  18,090   4,935,856
#*  Bio-Rad Laboratories, Inc., Class B....................     630     171,848
#*  BioScrip, Inc..........................................   8,203      21,984

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   BioSpecifics Technologies Corp.........................   7,011 $   429,564
    Bio-Techne Corp........................................  19,795   3,320,017
*   BioTelemetry, Inc......................................  40,786   2,369,667
#*  Bluebird Bio, Inc......................................  10,914   1,251,836
*   Boston Scientific Corp................................. 257,387   9,301,966
*   Bovie Medical Corp.....................................   6,717      35,399
    Bristol-Myers Squibb Co................................ 193,364   9,772,617
*   Brookdale Senior Living, Inc........................... 240,331   2,146,156
    Bruker Corp............................................  82,630   2,588,798
*   Calithera Biosciences, Inc.............................  27,256     128,648
#*  Cambrex Corp...........................................  53,365   2,843,821
#   Cantel Medical Corp....................................  27,844   2,203,853
*   Capital Senior Living Corp.............................  30,415     273,735
    Cardinal Health, Inc...................................  56,563   2,862,088
*   Castlight Health, Inc., Class B........................  43,108     106,477
*   Catalent, Inc.......................................... 140,973   5,686,851
*   Catalyst Biosciences, Inc..............................   4,256      37,878
*   Celgene Corp...........................................  97,802   7,002,623
#*  Cellular Biomedicine Group, Inc........................   1,300      16,536
*   Centene Corp...........................................  96,041  12,516,063
*   Cerner Corp............................................  74,684   4,277,900
*   Charles River Laboratories International, Inc..........  56,690   6,905,976
    Chemed Corp............................................  14,479   4,406,394
#*  ChemoCentryx, Inc......................................  19,906     215,383
*   Chiasma, Inc...........................................   4,306      15,932
*   Chimerix, Inc..........................................  43,891     153,180
#*  Cidara Therapeutics, Inc...............................   3,901      15,331
    Cigna Corp.............................................  70,425  15,057,569
*   Civitas Solutions, Inc.................................  16,725     241,844
*   Clearside Biomedical, Inc..............................   6,000      32,520
*   Cocrystal Pharma, Inc..................................     800       1,480
#*  Community Health Systems, Inc.......................... 140,707     444,634
#   Computer Programs & Systems, Inc.......................   2,823      70,575
*   Concert Pharmaceuticals, Inc...........................  27,172     405,406
    CONMED Corp............................................  28,648   1,931,735
    Cooper Cos., Inc. (The)................................  19,448   5,023,613
#*  Corcept Therapeutics, Inc..............................  78,879     926,828
*   CorVel Corp............................................  19,547   1,132,944
#*  Corvus Pharmaceuticals, Inc............................   6,161      46,762
*   Cross Country Healthcare, Inc..........................  39,133     345,544
*   CryoLife, Inc..........................................  34,272   1,061,747
#*  Cumberland Pharmaceuticals, Inc........................  12,297      66,404
#*  Cutera, Inc............................................   8,996     182,619
    CVS Health Corp........................................ 339,252  24,558,452
*   Cymabay Therapeutics, Inc..............................  25,299     266,904
    Danaher Corp........................................... 129,798  12,901,921
*   DaVita, Inc............................................ 123,398   8,309,621
    DENTSPLY SIRONA, Inc...................................  93,488   3,237,489
*   Dermira, Inc...........................................   6,445      80,885
*   DexCom, Inc............................................   8,806   1,169,173
    Digirad Corp...........................................   8,621      10,733
#*  Diplomat Pharmacy, Inc.................................  82,789   1,642,534
#*  Eagle Pharmaceuticals, Inc.............................   6,909     340,199
*   Edwards Lifesciences Corp..............................  35,600   5,254,560
#*  Eiger BioPharmaceuticals, Inc..........................   3,700      44,326
    Eli Lilly & Co.........................................  86,394   9,368,565
*   Emergent BioSolutions, Inc.............................  50,168   3,069,780
#*  Enanta Pharmaceuticals, Inc............................  10,021     773,220
    Encompass Health Corp.................................. 142,870   9,615,151

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   Endo International P.L.C............................... 170,953 $ 2,895,944
    Ensign Group, Inc. (The)...............................  64,263   2,380,302
*   Enzo Biochem, Inc......................................  64,190     213,111
#*  Evolent Health, Inc., Class A..........................  94,253   2,092,417
#*  Exact Sciences Corp....................................  11,578     822,617
*   Exelixis, Inc.......................................... 155,630   2,158,588
*   Express Scripts Holding Co............................. 252,286  24,464,173
#*  FibroGen, Inc..........................................  11,649     499,393
#*  Five Prime Therapeutics, Inc...........................  28,076     340,843
*   FONAR Corp.............................................   4,738     117,218
#*  Fulgent Genetics, Inc..................................   2,085       7,423
    Gilead Sciences, Inc................................... 347,506  23,692,959
#*  Global Blood Therapeutics Inc..........................  17,651     619,374
*   Globus Medical, Inc., Class A..........................  69,048   3,649,187
#*  GlycoMimetics, Inc.....................................  13,275     167,000
*   Haemonetics Corp.......................................  39,988   4,177,546
#*  Halozyme Therapeutics, Inc.............................  72,702   1,129,062
*   Hanger, Inc............................................  14,155     264,132
*   Harvard Bioscience, Inc................................  31,221     123,635
    HCA Healthcare, Inc....................................  23,046   3,077,332
#*  HealthEquity, Inc......................................  18,032   1,655,338
    HealthStream, Inc......................................  31,090     817,978
#*  Henry Schein, Inc......................................  56,646   4,701,618
#*  Heska Corp.............................................   3,504     351,171
    Hill-Rom Holdings, Inc.................................  85,379   7,178,666
*   HMS Holdings Corp......................................  71,942   2,073,368
#*  Hologic, Inc........................................... 197,703   7,708,440
*   Horizon Pharma P.L.C................................... 184,545   3,360,564
    Humana, Inc............................................  62,179  19,922,773
*   ICU Medical, Inc.......................................  14,886   3,791,911
*   IDEXX Laboratories, Inc................................  26,214   5,560,514
*   Illumina, Inc..........................................   8,628   2,684,602
#*  Immunomedics Inc.......................................   3,978      89,624
*   Incyte Corp............................................  25,048   1,623,611
#*  Infinity Pharmaceuticals, Inc..........................  17,364      34,728
*   InfuSystem Holdings, Inc...............................   3,809      11,732
*   Innoviva, Inc..........................................  71,348     996,018
*   Inogen, Inc............................................  10,076   1,910,107
#*  Inovalon Holdings, Inc., Class A.......................   9,916      93,310
#*  Insmed, Inc............................................  26,290     383,834
#*  Insulet Corp...........................................   6,319     557,399
*   Integer Holdings Corp..................................  26,683   1,987,083
#*  Integra LifeSciences Holdings Corp.....................  56,322   3,017,170
*   Intra-Cellular Therapies, Inc..........................  43,710     742,196
#*  IntriCon Corp..........................................   3,783     158,432
*   Intuitive Surgical, Inc................................   9,063   4,723,454
#   Invacare Corp..........................................  44,292     572,253
#*  Ionis Pharmaceuticals, Inc.............................  12,017     595,442
*   Iovance Biotherapeutics, Inc...........................   7,489      68,000
*   IQVIA Holdings, Inc....................................  30,756   3,780,835
*   IRIDEX Corp............................................   3,478      18,051
*   Jazz Pharmaceuticals P.L.C.............................  27,207   4,321,016
    Johnson & Johnson...................................... 524,505  73,425,455
#*  K2M Group Holdings, Inc................................   1,000      27,380
#*  Karyopharm Therapeutics, Inc...........................  33,482     352,900
    Kewaunee Scientific Corp...............................   1,276      36,494
*   Kindred Biosciences, Inc...............................  33,036     480,343
*   Laboratory Corp. of America Holdings...................  49,238   7,905,161
#*  Lannett Co., Inc.......................................  22,129      80,992

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
*   Lantheus Holdings, Inc.................................  52,402 $   732,056
#   LeMaitre Vascular, Inc.................................  18,926     505,324
*   LHC Group, Inc.........................................  38,941   3,560,376
*   LifePoint Health, Inc..................................  48,711   3,159,395
#*  Ligand Pharmaceuticals, Inc............................  11,658   1,921,355
#*  Lipocine, Inc..........................................   5,003       7,004
*   LivaNova P.L.C.........................................  33,811   3,786,494
#*  Loxo Oncology, Inc.....................................   2,633     401,954
    Luminex Corp...........................................  40,939   1,177,815
*   MacroGenics, Inc.......................................  26,044     428,684
*   Magellan Health, Inc...................................  29,704   1,932,542
#*  Mallinckrodt P.L.C..................................... 104,096   2,608,646
*   Masimo Corp............................................  49,812   5,758,267
    McKesson Corp..........................................  38,944   4,858,653
#*  Medidata Solutions, Inc................................   8,797     618,429
*   MEDNAX, Inc............................................  68,590   2,832,081
*   Medpace Holdings, Inc..................................  34,236   1,783,696
    Medtronic P.L.C........................................ 230,678  20,719,498
*   MEI Pharma, Inc........................................  12,900      43,086
#*  Melinta Therapeutics, Inc..............................   7,641      20,096
    Merck & Co., Inc....................................... 600,469  44,200,523
    Meridian Bioscience, Inc...............................  67,232   1,089,831
*   Merit Medical Systems, Inc.............................  40,323   2,303,250
#*  Merrimack Pharmaceuticals, Inc.........................   6,647      25,857
*   Mettler-Toledo International, Inc......................   9,121   4,987,545
#*  Minerva Neurosciences, Inc.............................  42,207     463,011
#*  Mirati Therapeutics, Inc...............................   8,423     314,768
#*  Molecular Templates, Inc...............................   7,848      33,589
#*  Molina Healthcare, Inc.................................  66,038   8,371,637
#*  Momenta Pharmaceuticals, Inc...........................  53,650     671,161
*   Mylan NV............................................... 143,261   4,476,906
*   Myriad Genetics, Inc...................................  70,310   3,166,059
#*  NantHealth, Inc........................................   4,097       6,350
    National HealthCare Corp...............................  12,018     955,792
    National Research Corp., Class A.......................  10,330     393,057
*   Natus Medical, Inc.....................................  27,143     811,033
*   Nektar Therapeutics....................................   6,556     253,586
#*  Neogen Corp............................................  31,394   1,906,244
#*  NeoGenomics, Inc.......................................  22,081     407,174
*   Neurocrine Biosciences, Inc............................   9,115     976,672
*   NextGen Healthcare, Inc................................  62,291     920,038
#*  NuVasive, Inc..........................................  65,453   3,676,495
*   Nuvectra Corp..........................................   9,196     184,012
*   Omnicell, Inc..........................................  32,637   2,307,436
*   OncoMed Pharmaceuticals Inc............................   5,400       8,856
*   Ophthotech Corp........................................  19,992      45,182
#*  OPKO Health, Inc.......................................  81,307     274,818
*   OraSure Technologies, Inc..............................  52,558     730,556
*   Orthofix Medical, Inc..................................  18,760   1,140,983
*   Otonomy, Inc...........................................  20,058      46,735
#*  Ovid therapeutics, Inc.................................  10,234      52,500
#   Owens & Minor, Inc.....................................  74,884     591,584
*   Pacira Pharmaceuticals, Inc............................   2,535     123,936
#   Patterson Cos., Inc.................................... 112,637   2,543,343
#*  PDL BioPharma, Inc..................................... 183,404     456,676
#*  Penumbra, Inc..........................................   2,958     402,288
#   PerkinElmer, Inc.......................................  64,288   5,559,626
#   Perrigo Co. P.L.C......................................  18,467   1,298,230
*   Pfenex, Inc............................................  17,614      69,928

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
HEALTHCARE -- (Continued)
    Pfizer, Inc............................................ 2,030,930 $87,451,846
    Phibro Animal Health Corp., Class A....................    21,512     923,295
*   PRA Health Sciences, Inc...............................    51,907   5,028,231
#*  Premier, Inc., Class A.................................    65,577   2,950,965
#*  Prestige Consumer Healthcare, Inc......................    67,883   2,454,649
*   Protagonist Therapeutics, Inc..........................     1,700      13,583
*   Providence Service Corp. (The).........................    14,660     968,879
    Psychemedics Corp......................................       478       8,365
*   PTC Therapeutics, Inc..................................    20,137     775,677
    Quest Diagnostics, Inc.................................    83,636   7,870,984
#*  Quidel Corp............................................    31,504   2,027,597
#*  Quorum Health Corp.....................................    30,755     122,405
*   R1 RCM, Inc............................................   104,507     885,174
*   Ra Pharmaceuticals, Inc................................    12,555     179,788
*   RadNet, Inc............................................    39,944     591,171
*   Regeneron Pharmaceuticals, Inc.........................    10,000   3,392,400
*   REGENXBIO, Inc.........................................    13,425     895,045
#*  Repligen Corp..........................................    35,241   1,910,767
    ResMed, Inc............................................    46,588   4,934,601
#*  Retrophin, Inc.........................................    30,427     780,757
#*  Rocket Pharmaceuticals, Inc............................     1,075      17,028
*   RTI Surgical, Inc......................................    61,505     281,693
#*  Sage Therapeutics, Inc.................................     6,692     861,127
#*  Sangamo Therapeutics, Inc..............................    22,426     284,137
#*  Sarepta Therapeutics, Inc..............................    11,676   1,561,782
#*  Savara, Inc............................................     4,259      38,331
*   SeaSpine Holdings Corp.................................    11,364     195,120
#*  Seattle Genetics, Inc..................................    16,801     943,040
*   Select Medical Holdings Corp...........................   191,155   3,169,350
#*  Sesen Bio, Inc.........................................    24,931      36,898
    Simulations Plus, Inc..................................     6,759     136,599
#*  Spectrum Pharmaceuticals, Inc..........................    47,300     562,870
*   STAAR Surgical Co......................................     4,425     177,487
*   Stemline Therapeutics, Inc.............................     8,015     120,065
    STERIS P.L.C...........................................    28,198   3,082,323
    Stryker Corp...........................................    29,390   4,767,646
#*  Supernus Pharmaceuticals, Inc..........................    54,153   2,575,517
*   Surmodics, Inc.........................................    12,709     806,132
#*  Syndax Pharmaceuticals, Inc............................    11,973      57,590
#*  Syneos Health, Inc.....................................    67,961   3,101,060
#*  Synlogic, Inc..........................................     4,709      37,248
#*  Syros Pharmaceuticals, Inc.............................     2,426      15,963
*   Taro Pharmaceutical Industries, Ltd....................    22,175   2,206,634
#*  Teladoc Health, Inc....................................     8,979     622,604
#   Teleflex, Inc..........................................    31,841   7,665,402
#*  Tenet Healthcare Corp..................................   142,502   3,666,576
#*  Tetraphase Pharmaceuticals, Inc........................    51,897     106,389
    Thermo Fisher Scientific, Inc..........................    99,017  23,135,322
#*  Tivity Health, Inc.....................................    50,493   1,737,464
#*  Tracon Pharmaceuticals, Inc............................     1,300       1,820
#*  Trevena, Inc...........................................    10,400       9,506
*   Triple-S Management Corp., Class B.....................    20,667     354,646
#*  Ultragenyx Pharmaceutical Inc..........................     5,266     255,138
*   United Therapeutics Corp...............................    63,752   7,067,547
    UnitedHealth Group, Inc................................   234,939  61,401,308
    Universal Health Services, Inc., Class B...............    54,205   6,589,160
    US Physical Therapy, Inc...............................    15,992   1,719,460
    Utah Medical Products, Inc.............................     3,908     340,699
*   Varex Imaging Corp.....................................    46,958   1,219,030

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
HEALTHCARE -- (Continued)
*   Varian Medical Systems, Inc............................  19,808 $    2,364,481
#*  VBI Vaccines, Inc......................................   3,707          6,413
*   Veeva Systems, Inc., Class A...........................  25,160      2,298,366
#*  Verastem, Inc..........................................  46,019        233,316
*   Vertex Pharmaceuticals, Inc............................  13,281      2,250,598
*   Waters Corp............................................  11,900      2,257,311
*   WellCare Health Plans, Inc.............................  46,674     12,881,557
    West Pharmaceutical Services, Inc......................  46,887      4,966,271
#*  Wright Medical Group NV................................  40,124      1,082,546
#*  Xencor, Inc............................................  23,453        767,382
#*  XOMA Corp..............................................   4,449         54,767
#*  Zafgen, Inc............................................  12,728        123,589
    Zimmer Biomet Holdings, Inc............................  41,888      4,758,058
    Zoetis, Inc............................................ 102,206      9,213,871
#*  Zogenix, Inc...........................................   4,432        185,080
*   Zynerba Pharmaceuticals, Inc...........................   3,973         20,898
                                                                    --------------
TOTAL HEALTHCARE...........................................          1,114,996,527
                                                                    --------------
INDUSTRIALS -- (13.2%)
    3M Co..................................................  95,723     18,212,258
#   AAON, Inc..............................................  74,999      2,586,716
    AAR Corp...............................................  59,943      2,852,088
    ABM Industries, Inc....................................  78,514      2,414,305
*   Acacia Research Corp...................................  23,858         78,254
    ACCO Brands Corp....................................... 129,368      1,044,000
    Acme United Corp.......................................   1,355         23,523
    Actuant Corp., Class A.................................  66,466      1,585,214
    Acuity Brands, Inc.....................................  22,074      2,773,377
*   Advanced Disposal Services, Inc........................  64,747      1,753,996
    Advanced Drainage Systems, Inc.........................  62,511      1,737,181
#*  AECOM.................................................. 142,703      4,158,365
*   Aegion Corp............................................  26,023        503,805
#*  Aerojet Rocketdyne Holdings, Inc....................... 108,189      3,821,235
#*  Aerovironment, Inc.....................................  26,314      2,367,471
    AGCO Corp..............................................  86,615      4,853,905
    Air Lease Corp......................................... 133,286      5,078,197
*   Air T, Inc.............................................     480         16,805
*   Air Transport Services Group, Inc...................... 129,829      2,544,648
    Alamo Group, Inc.......................................  11,204        960,407
#   Alaska Air Group, Inc.................................. 102,671      6,306,053
    Albany International Corp., Class A....................  35,332      2,472,533
#   Allegiant Travel Co....................................  20,484      2,338,044
#   Allegion P.L.C.........................................  41,277      3,538,677
    Allied Motion Technologies, Inc........................  12,549        547,889
    Allison Transmission Holdings, Inc..................... 154,911      6,828,477
    Altra Industrial Motion Corp...........................  52,234      1,685,591
    AMERCO.................................................  15,147      4,945,193
*   Ameresco, Inc., Class A................................  23,292        381,290
#   American Airlines Group, Inc...........................  69,511      2,438,446
    American Railcar Industries, Inc.......................  15,398      1,076,474
*   American Woodmark Corp.................................  22,313      1,348,598
    AMETEK, Inc............................................  88,506      5,936,982
*   AMREP Corp.............................................   2,552         16,996
    AO Smith Corp..........................................  70,800      3,223,524
#   Apogee Enterprises, Inc................................  34,742      1,254,186
    Applied Industrial Technologies, Inc...................  49,526      3,255,344
*   ARC Document Solutions, Inc............................  42,825         97,641
    ArcBest Corp...........................................  18,043        669,756
    Arconic, Inc........................................... 156,571      3,183,088

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Argan, Inc.............................................  30,716 $ 1,352,118
*   Armstrong Flooring, Inc................................  34,801     541,156
*   Armstrong World Industries, Inc........................  50,555   3,121,771
*   Arotech Corp...........................................  10,528      29,057
*   ASGN, Inc..............................................  61,338   4,114,553
#   Astec Industries, Inc..................................  28,253   1,062,595
*   Astronics Corp.........................................  25,320     738,331
#*  Astronics Corp., Class B...............................  15,065     438,378
*   Atkore International Group, Inc........................  57,711   1,111,514
*   Atlas Air Worldwide Holdings, Inc......................  32,530   1,679,199
#*  Avis Budget Group, Inc................................. 115,605   3,250,813
#*  Axon Enterprise, Inc...................................  31,200   1,925,664
    AZZ, Inc...............................................  31,874   1,413,612
    Barnes Group, Inc......................................  72,582   4,108,141
    Barrett Business Services, Inc.........................  11,192     704,201
#*  Beacon Roofing Supply, Inc.............................  66,768   1,863,495
    BG Staffing, Inc.......................................   2,813      72,688
#*  Blue Bird Corp.........................................   9,861     183,513
#*  BlueLinx Holdings, Inc.................................  11,904     280,339
*   BMC Stock Holdings, Inc................................  81,129   1,358,099
    Boeing Co. (The)....................................... 101,545  36,034,259
    Brady Corp., Class A...................................  49,275   1,985,290
    Briggs & Stratton Corp.................................  48,257     701,174
    Brink's Co. (The)......................................  68,053   4,513,275
*   Builders FirstSource, Inc.............................. 128,117   1,586,088
    BWX Technologies, Inc..................................  88,203   5,156,347
*   CAI International, Inc.................................  23,439     583,865
    Carlisle Cos., Inc.....................................  46,196   4,462,072
*   Casella Waste Systems, Inc., Class A...................  42,430   1,381,521
    Caterpillar, Inc....................................... 151,285  18,353,896
*   CBIZ, Inc..............................................  74,325   1,648,528
    CECO Environmental Corp................................  35,553     264,514
    CH Robinson Worldwide, Inc.............................  59,118   5,263,276
*   Chart Industries, Inc..................................  43,585   2,965,959
#*  Cimpress NV............................................  38,848   4,855,612
#   Cintas Corp............................................  43,381   7,889,702
#   CIRCOR International, Inc..............................  23,971     779,297
*   Civeo Corp............................................. 127,672     363,865
*   Clean Harbors, Inc.....................................  71,334   4,853,565
#*  Colfax Corp............................................  97,120   2,722,274
    Columbus McKinnon Corp.................................  23,037     846,149
    Comfort Systems USA, Inc...............................  42,870   2,292,688
*   Command Security Corp..................................     800       2,232
*   Commercial Vehicle Group, Inc..........................  56,952     381,009
    CompX International, Inc...............................     294       3,834
*   Continental Building Products, Inc.....................  54,709   1,521,457
    Copa Holdings SA, Class A..............................  29,180   2,113,507
#*  Copart, Inc............................................ 150,908   7,380,910
    Costamare, Inc.........................................  46,857     248,342
*   CoStar Group, Inc......................................   7,205   2,604,031
#   Covanta Holding Corp................................... 255,051   3,746,699
*   Covenant Transportation Group, Inc., Class A...........  19,763     494,668
*   CPI Aerostructures, Inc................................   7,107      48,328
    CRA International, Inc.................................   9,617     405,357
    Crane Co...............................................  62,637   5,451,924
*   CSW Industrials, Inc...................................  14,048     646,629
    CSX Corp............................................... 311,864  21,474,955
    Cubic Corp.............................................  30,162   1,978,929
    Cummins, Inc...........................................  50,480   6,900,111

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INDUSTRIALS -- (Continued)
    Curtiss-Wright Corp....................................    47,705 $ 5,221,789
    Deere & Co.............................................    64,412   8,723,961
    Delta Air Lines, Inc...................................   338,350  18,517,895
    Deluxe Corp............................................    63,252   2,986,127
    DMC Global, Inc........................................    14,992     577,942
#   Donaldson Co., Inc.....................................    88,075   4,516,486
    Douglas Dynamics, Inc..................................    35,005   1,518,867
    Dover Corp.............................................    75,406   6,246,633
*   Ducommun, Inc..........................................    13,169     489,360
    Dun & Bradstreet Corp. (The)...........................    17,027   2,422,602
*   DXP Enterprises, Inc...................................    19,774     628,418
#*  Dycom Industries, Inc..................................    45,595   3,094,989
*   Eagle Bulk Shipping, Inc...............................     1,785       8,907
    Eastern Co. (The)......................................     4,389     124,209
    Eaton Corp. P.L.C......................................   113,513   8,135,477
#*  Echo Global Logistics, Inc.............................    38,202     982,173
    Ecology and Environment, Inc., Class A.................       903      11,694
    EMCOR Group, Inc.......................................    63,337   4,495,660
    Emerson Electric Co....................................    88,862   6,031,953
    Encore Wire Corp.......................................    26,699   1,180,096
    EnerSys................................................    49,887   3,969,509
*   Engility Holdings, Inc.................................    26,006     806,966
    Ennis, Inc.............................................    34,457     667,088
    EnPro Industries, Inc..................................    26,684   1,659,745
    Equifax, Inc...........................................    42,708   4,332,300
    ESCO Technologies, Inc.................................    25,975   1,590,189
    Espey Manufacturing & Electronics Corp.................     1,611      45,108
    Essendant, Inc.........................................    42,919     546,788
*   Esterline Technologies Corp............................    37,453   4,395,484
#*  ExOne Co. (The)........................................     9,959      65,729
    Expeditors International of Washington, Inc............    36,993   2,485,190
    Exponent, Inc..........................................    50,000   2,523,000
#   Fastenal Co............................................    61,990   3,186,906
    Federal Signal Corp....................................    71,942   1,582,005
    FedEx Corp.............................................    96,271  21,212,352
    Flowserve Corp.........................................    61,353   2,816,103
    Fluor Corp.............................................    74,745   3,278,316
    Forrester Research, Inc................................    20,341     819,335
#   Fortive Corp...........................................    54,392   4,038,606
    Fortune Brands Home & Security, Inc....................    69,039   3,095,018
    Forward Air Corp.......................................    36,968   2,217,710
*   Franklin Covey Co......................................    13,311     297,368
    Franklin Electric Co., Inc.............................    47,939   2,033,572
*   FreightCar America, Inc................................    12,603     180,223
*   FTI Consulting, Inc....................................    59,748   4,129,184
*   Gardner Denver Holdings, Inc...........................    42,956   1,162,389
#   GATX Corp..............................................    35,809   2,683,168
*   Genco Shipping & Trading, Ltd..........................    18,005     198,415
*   Gencor Industries, Inc.................................    11,809     134,386
*   Generac Holdings, Inc..................................    82,517   4,186,087
    General Dynamics Corp..................................    64,163  11,073,251
    General Electric Co.................................... 1,308,813  13,219,011
#*  Genesee & Wyoming, Inc., Class A.......................    58,444   4,630,518
*   Gibraltar Industries, Inc..............................    36,956   1,317,112
    Global Brass & Copper Holdings, Inc....................    38,744   1,225,085
*   GMS, Inc...............................................    47,349     778,418
*   Goldfield Corp. (The)..................................    31,656     117,127
    Gorman-Rupp Co. (The)..................................    35,293   1,217,608
*   GP Strategies Corp.....................................    20,022     292,521

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Graco, Inc.............................................  93,951 $ 3,817,229
    Graham Corp............................................   7,838     192,893
#   Granite Construction, Inc..............................  43,107   1,970,852
*   Great Lakes Dredge & Dock Corp.........................  62,966     365,832
#   Greenbrier Cos., Inc. (The)............................  40,805   1,936,197
    Griffon Corp...........................................  56,022     678,987
    H&E Equipment Services, Inc............................  54,015   1,301,221
    Harris Corp............................................  69,174  10,286,866
*   Harsco Corp............................................ 108,658   2,984,835
#   Hawaiian Holdings, Inc.................................  87,798   3,038,689
*   HD Supply Holdings, Inc................................ 128,228   4,817,526
#   Healthcare Services Group, Inc.........................  24,507     994,739
    Heartland Express, Inc................................. 115,676   2,252,212
#   HEICO Corp.............................................  43,021   3,606,450
    HEICO Corp., Class A...................................  62,847   4,189,381
    Heidrick & Struggles International, Inc................  25,795     890,185
*   Herc Holdings, Inc.....................................  39,361   1,261,914
*   Heritage-Crystal Clean, Inc............................  18,282     420,303
    Herman Miller, Inc.....................................  85,547   2,818,774
#*  Hertz Global Holdings, Inc.............................  80,638   1,108,772
    Hexcel Corp............................................ 107,617   6,297,747
*   Hill International, Inc................................  33,244      93,748
    Hillenbrand, Inc....................................... 103,461   4,955,782
    HNI Corp...............................................  59,435   2,251,992
    Honeywell International, Inc........................... 133,998  19,405,590
*   Houston Wire & Cable Co................................  12,789      79,931
*   Hub Group, Inc., Class A...............................  38,908   1,782,765
    Hubbell, Inc...........................................  42,593   4,331,708
*   Hudson Global, Inc.....................................  18,692      29,160
#*  Hudson Technologies, Inc...............................  37,672      31,219
    Huntington Ingalls Industries, Inc.....................  41,775   9,127,002
    Hurco Cos., Inc........................................   8,108     330,320
*   Huron Consulting Group, Inc............................  28,531   1,554,654
#*  Huttig Building Products, Inc..........................   5,571      20,780
    Hyster-Yale Materials Handling, Inc....................  15,181     917,691
    ICF International, Inc.................................  21,044   1,549,680
    IDEX Corp..............................................  33,656   4,268,254
*   IES Holdings, Inc......................................  14,183     251,606
    Illinois Tool Works, Inc...............................  40,408   5,154,849
    Ingersoll-Rand P.L.C................................... 122,624  11,764,547
*   InnerWorkings, Inc.....................................  85,242     612,890
*   Innovative Solutions & Support, Inc....................  12,137      29,372
    Insperity, Inc.........................................  52,346   5,750,208
    Insteel Industries, Inc................................  26,337     687,922
    Interface, Inc.........................................  77,195   1,257,507
#*  Intersections, Inc.....................................   7,174      25,396
    ITT, Inc...............................................  91,601   4,625,850
    Jacobs Engineering Group, Inc..........................  73,738   5,536,986
    JB Hunt Transport Services, Inc........................  31,933   3,532,109
#*  JELD-WEN Holding, Inc..................................  68,370   1,111,696
*   JetBlue Airways Corp................................... 286,598   4,794,785
#   John Bean Technologies Corp............................  22,217   2,309,901
    Johnson Controls International P.L.C................... 194,706   6,224,751
    Kadant, Inc............................................  13,178   1,300,669
    Kaman Corp.............................................  34,460   2,188,899
    Kansas City Southern...................................  50,400   5,138,784
    KAR Auction Services, Inc.............................. 149,684   8,523,007
    KBR, Inc............................................... 179,400   3,548,532
    Kelly Services, Inc., Class A..........................  41,582     976,761

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Kennametal, Inc........................................ 103,754 $ 3,678,079
#*  KeyW Holding Corp. (The)...............................  33,912     265,531
    Kforce, Inc............................................  46,792   1,442,129
    Kimball International, Inc., Class B...................  64,808   1,066,740
#*  Kirby Corp.............................................  55,355   3,982,239
#   Knight-Swift Transportation Holdings, Inc.............. 164,321   5,258,272
    Knoll, Inc.............................................  74,618   1,481,167
    Korn/Ferry International...............................  64,344   2,904,488
#*  Kratos Defense & Security Solutions, Inc...............  89,968   1,127,299
    L3 Technologies, Inc...................................  41,625   7,886,689
#   Landstar System, Inc...................................  25,129   2,515,162
*   Lawson Products, Inc...................................   6,294     208,080
*   LB Foster Co., Class A.................................  10,130     184,163
#   Lennox International, Inc..............................  18,053   3,807,197
*   Limbach Holdings, Inc..................................   5,411      51,350
    Lincoln Electric Holdings, Inc.........................  59,616   4,823,531
#   Lindsay Corp...........................................  10,424     996,743
    Lockheed Martin Corp...................................  32,248   9,476,075
    LS Starrett Co. (The), Class A.........................   2,592      14,049
#   LSC Communications, Inc................................  34,525     325,571
    LSI Industries, Inc....................................  23,361     100,920
*   Lydall, Inc............................................  20,704     618,428
#   Macquarie Infrastructure Corp..........................  53,850   1,989,757
#*  Manitex International, Inc.............................  12,574     107,382
*   Manitowoc Co., Inc. (The)..............................  42,551     777,832
    ManpowerGroup, Inc.....................................  45,721   3,488,055
    Marten Transport, Ltd..................................  39,888     768,243
    Masco Corp.............................................  55,907   1,677,210
*   Masonite International Corp............................  38,747   2,146,196
#*  MasTec, Inc............................................  84,560   3,679,206
    Matson, Inc............................................  63,024   2,210,882
    Matthews International Corp., Class A..................  35,068   1,459,530
    McGrath RentCorp.......................................  33,064   1,765,287
#*  Mercury Systems, Inc...................................  40,352   1,890,895
*   Meritor, Inc...........................................  91,107   1,547,908
#*  Middleby Corp. (The)...................................  30,215   3,393,144
*   Milacron Holdings Corp.................................  88,603   1,240,442
    Miller Industries, Inc.................................  10,037     242,594
*   Mistras Group, Inc.....................................  24,898     495,470
    Mobile Mini, Inc.......................................  52,321   2,151,440
    Moog, Inc., Class A....................................  38,692   2,768,413
#*  MRC Global, Inc........................................ 103,528   1,638,848
    MSA Safety, Inc........................................  37,215   3,886,735
    MSC Industrial Direct Co., Inc., Class A...............  53,995   4,376,835
    Mueller Industries, Inc................................  77,069   1,876,630
    Mueller Water Products, Inc., Class A.................. 222,744   2,285,353
#   Multi-Color Corp.......................................  24,478   1,301,250
*   MYR Group, Inc.........................................  25,013     835,184
#   National Presto Industries, Inc........................   6,747     841,148
    Navigant Consulting, Inc...............................  61,700   1,332,720
*   Navistar International Corp............................  43,427   1,454,370
*   NCI Building Systems, Inc..............................  96,858   1,186,510
#*  Nexeo Solutions, Inc...................................   2,671      27,912
    Nielsen Holdings P.L.C................................. 121,965   3,168,651
*   NL Industries, Inc.....................................  39,645     210,119
    NN, Inc................................................  34,001     394,412
#   Nordson Corp...........................................  35,011   4,294,799
    Norfolk Southern Corp..................................  96,853  16,254,839
    Northrop Grumman Corp..................................  40,050  10,491,097

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
*   Northwest Pipe Co......................................  11,077 $   197,281
#*  NOW, Inc............................................... 140,079   1,798,614
*   NV5 Global, Inc........................................   9,476     739,791
    nVent Electric P.L.C...................................  70,577   1,723,490
    Old Dominion Freight Line, Inc.........................  78,404  10,225,450
    Omega Flex, Inc........................................   3,089     186,885
*   Orion Group Holdings, Inc..............................  26,943     127,171
    Oshkosh Corp...........................................  78,392   4,400,927
    Owens Corning..........................................  95,607   4,519,343
    PACCAR, Inc............................................ 120,517   6,894,778
*   PAM Transportation Services, Inc.......................   4,411     258,573
*   Pangaea Logistics Solutions, Ltd.......................  11,435      38,650
    Parker-Hannifin Corp...................................  60,109   9,114,328
    Park-Ohio Holdings Corp................................  14,894     492,694
*   Patrick Industries, Inc................................  40,792   1,774,860
*   Patriot Transportation Holding, Inc....................   1,695      33,900
    Pentair P.L.C.......................................... 114,153   4,583,243
*   Performant Financial Corp..............................  53,477     111,232
*   Perma-Pipe International Holdings, Inc.................   2,769      25,336
*   PGT Innovations, Inc...................................  98,942   2,004,565
    PICO Holdings, Inc.....................................  11,695     133,557
    Pitney Bowes, Inc......................................  99,968     661,788
    Powell Industries, Inc.................................  18,073     527,009
    Preformed Line Products Co.............................   3,959     250,209
    Primoris Services Corp.................................  62,925   1,332,122
*   Proto Labs, Inc........................................  16,397   1,958,622
    Quad/Graphics, Inc.....................................  60,556     934,379
    Quanex Building Products Corp..........................  42,959     636,652
*   Quanta Services, Inc................................... 134,118   4,184,482
*   Radiant Logistics, Inc.................................  41,114     223,660
    Raven Industries, Inc..................................  30,265   1,315,922
    Raytheon Co............................................  53,816   9,419,953
#*  RBC Bearings, Inc......................................  21,455   3,168,474
    RCM Technologies, Inc..................................   6,052      25,600
#*  Red Violet, Inc........................................     746       4,394
    Regal Beloit Corp......................................  42,050   3,014,985
    Republic Services, Inc................................. 147,636  10,730,184
*   Resideo Technologies, Inc..............................  22,333     470,110
    Resources Connection, Inc..............................  48,687     794,572
#   REV Group, Inc.........................................  43,274     472,119
*   Rexnord Corp........................................... 127,123   3,408,168
#*  Roadrunner Transportation Systems, Inc.................  11,701       5,377
    Robert Half International, Inc.........................  56,788   3,437,378
    Rockwell Automation, Inc...............................  43,604   7,182,887
    Rockwell Collins, Inc..................................  55,667   7,126,489
#   Rollins, Inc...........................................  57,217   3,387,246
    Roper Technologies, Inc................................  24,323   6,880,977
    Rush Enterprises, Inc., Class A........................  36,658   1,297,327
    Rush Enterprises, Inc., Class B........................   1,308      47,166
    Ryder System, Inc......................................  86,863   4,804,393
*   Saia, Inc..............................................  33,038   2,076,769
    Schneider National, Inc., Class B......................   3,014      65,916
#   Scorpio Bulkers, Inc...................................  39,121     248,810
#*  Sensata Technologies Holding P.L.C..................... 114,319   5,361,561
*   SIFCO Industries, Inc..................................   1,400       6,910
    Simpson Manufacturing Co., Inc.........................  48,044   2,742,352
#*  SiteOne Landscape Supply, Inc..........................  29,597   2,013,780
    SkyWest, Inc...........................................  65,586   3,757,422
#   Snap-on, Inc...........................................  35,034   5,393,134

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            Shares    Value+
                                                            ------- -----------
INDUSTRIALS -- (Continued)
    Southwest Airlines Co.................................. 295,122 $14,490,490
*   SP Plus Corp...........................................  26,783     855,985
    Spartan Motors, Inc....................................  32,820     220,879
*   Sparton Corp...........................................   9,428     116,719
    Spirit AeroSystems Holdings, Inc., Class A.............  77,839   6,539,254
#*  Spirit Airlines, Inc...................................  88,323   4,583,964
*   SPX Corp...............................................  40,425   1,185,261
*   SPX FLOW, Inc..........................................  52,139   1,784,718
    Standex International Corp.............................  12,499   1,013,919
    Stanley Black & Decker, Inc............................  65,913   7,680,183
    Steelcase, Inc., Class A............................... 110,818   1,839,579
#*  Stericycle, Inc........................................  33,348   1,666,400
*   Sterling Construction Co., Inc.........................  28,096     319,171
    Sun Hydraulics Corp....................................  30,834   1,430,698
#*  Sunrun, Inc............................................  51,343     629,465
    Systemax, Inc..........................................  21,957     709,431
#*  Team, Inc..............................................  32,574     648,223
*   Teledyne Technologies, Inc.............................  36,672   8,114,780
    Tennant Co.............................................  17,548   1,072,534
#   Terex Corp.............................................  88,348   2,949,940
    Tetra Tech, Inc........................................  57,145   3,773,856
#*  Textainer Group Holdings, Ltd..........................  21,192     248,582
    Textron, Inc........................................... 146,297   7,845,908
*   Thermon Group Holdings, Inc............................  36,693     791,835
    Timken Co. (The).......................................  69,507   2,749,002
    Titan International, Inc...............................  71,467     504,557
*   Titan Machinery, Inc...................................  28,047     399,670
#   Toro Co. (The).........................................  80,842   4,553,830
#*  TPI Composites, Inc....................................  32,651     824,764
*   Transcat, Inc..........................................   4,552      94,272
#*  TransDigm Group, Inc...................................   7,991   2,639,028
#   TransUnion.............................................  37,012   2,433,539
*   Trex Co., Inc..........................................  58,144   3,564,227
*   TriMas Corp............................................  57,658   1,698,028
*   TriNet Group, Inc......................................  55,574   2,611,422
    Trinity Industries, Inc................................ 181,440   5,180,112
    Triton International, Ltd.............................. 103,917   3,343,010
#   Triumph Group, Inc.....................................  64,705   1,180,866
*   TrueBlue, Inc..........................................  49,115   1,145,853
#*  Tutor Perini Corp......................................  60,130     932,015
*   Twin Disc, Inc.........................................   9,516     182,041
*   Ultralife Corp.........................................  10,343      70,022
    UniFirst Corp..........................................  15,110   2,255,923
    Union Pacific Corp..................................... 237,535  34,732,368
*   United Continental Holdings, Inc....................... 208,186  17,801,985
    United Parcel Service, Inc., Class B................... 115,597  12,315,704
*   United Rentals, Inc....................................  99,066  11,894,855
    United Technologies Corp............................... 294,265  36,550,656
#*  Univar, Inc............................................  74,615   1,837,021
    Universal Forest Products, Inc.........................  69,816   1,973,698
    Universal Logistics Holdings, Inc......................  15,886     431,623
    US Ecology, Inc........................................  28,025   1,959,788
*   USA Truck, Inc.........................................   7,165     140,936
*   USG Corp............................................... 156,595   6,611,441
    Valmont Industries, Inc................................  22,891   2,845,580
*   Vectrus, Inc...........................................  12,323     330,256
*   Verisk Analytics, Inc..................................  35,259   4,225,439
*   Veritiv Corp...........................................   9,320     310,729
    Viad Corp..............................................  28,309   1,355,718

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             Shares       Value+
                                                            --------- --------------
INDUSTRIALS -- (Continued)
#*  Vicor Corp.............................................    14,805 $      593,680
    Virco Manufacturing Corp...............................     2,861         12,388
*   Volt Information Sciences, Inc.........................     6,239         22,960
    VSE Corp...............................................    12,191        382,310
    Wabash National Corp...................................    80,993      1,222,994
*   WABCO Holdings, Inc....................................    23,996      2,578,370
#   Wabtec Corp............................................    45,760      3,753,235
*   WageWorks, Inc.........................................    26,167      1,041,708
    Waste Management, Inc..................................    99,177      8,873,366
#   Watsco, Inc............................................    28,032      4,153,782
    Watsco, Inc., Class B..................................     1,750        260,312
    Watts Water Technologies, Inc., Class A................    28,582      2,002,169
#*  Welbilt, Inc...........................................   109,890      2,057,141
#   Werner Enterprises, Inc................................    93,733      3,017,265
*   Wesco Aircraft Holdings, Inc...........................   123,282      1,255,011
*   WESCO International, Inc...............................    60,409      3,031,324
#*  Willdan Group, Inc.....................................    10,968        331,234
*   Willis Lease Finance Corp..............................     4,690        162,368
    Woodward, Inc..........................................    62,104      4,573,339
#   WW Grainger, Inc.......................................    24,242      6,884,001
*   XPO Logistics, Inc.....................................   138,933     12,417,832
    Xylem, Inc.............................................    89,170      5,847,769
*   YRC Worldwide, Inc.....................................    37,803        312,253
                                                                      --------------
TOTAL INDUSTRIALS..........................................            1,274,202,671
                                                                      --------------
INFORMATION TECHNOLOGY -- (16.9%)
#*  3D Systems Corp........................................    25,017        302,205
    Accenture P.L.C., Class A..............................   103,479     16,310,360
*   ACI Worldwide, Inc.....................................   159,421      3,999,873
*   Adobe, Inc.............................................    24,312      5,974,917
    ADTRAN, Inc............................................    55,679        748,326
*   Advanced Energy Industries, Inc........................    47,200      2,031,016
#*  Advanced Micro Devices, Inc............................   246,406      4,487,053
*   Agilysys, Inc..........................................    23,530        382,833
#*  Airgain, Inc...........................................     1,707         21,901
*   Akamai Technologies, Inc...............................    78,883      5,699,297
*   Alarm.com Holdings, Inc................................    13,800        613,824
*   ALJ Regional Holdings, Inc.............................    19,718         32,140
    Alliance Data Systems Corp.............................    26,086      5,378,411
*   Alpha & Omega Semiconductor, Ltd.......................    29,552        273,947
#*  Ambarella, Inc.........................................    13,396        465,913
    Amdocs, Ltd............................................    55,413      3,505,981
    American Software, Inc., Class A.......................    20,122        231,604
*   Amkor Technology, Inc..................................   286,075      2,045,436
    Amphenol Corp., Class A................................    46,775      4,186,362
#*  Amtech Systems, Inc....................................    13,453         63,095
    Analog Devices, Inc....................................   108,455      9,078,768
*   Anixter International, Inc.............................    41,080      2,698,545
*   ANSYS, Inc.............................................    28,861      4,316,163
*   Appfolio, Inc., Class A................................     9,326        532,515
    Apple, Inc............................................. 1,193,559    261,222,323
    Applied Materials, Inc.................................   164,824      5,419,413
#*  Applied Optoelectronics, Inc...........................     9,865        193,650
*   Arista Networks, Inc...................................    18,089      4,166,801
*   ARRIS International P.L.C..............................   153,620      3,820,529
*   Arrow Electronics, Inc.................................    76,010      5,146,637
*   Aspen Technology, Inc..................................    42,849      3,637,452
    AstroNova, Inc.........................................     3,998         77,241
#*  Asure Software, Inc....................................     5,929         66,049

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CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Atlassian Corp. P.L.C., Class A........................     3,675 $   278,969
*   Autodesk, Inc..........................................    18,873   2,439,335
    Automatic Data Processing, Inc.........................    55,602   8,011,136
*   Aviat Networks, Inc....................................     2,990      44,282
#*  Avid Technology, Inc...................................    42,376     224,593
    Avnet, Inc.............................................   110,063   4,410,224
    AVX Corp...............................................   117,260   1,955,897
*   Aware, Inc.............................................     6,547      25,075
*   Axcelis Technologies, Inc..............................    36,882     636,583
#*  AXT, Inc...............................................    52,486     345,883
    Badger Meter, Inc......................................    28,909   1,419,721
    Bel Fuse, Inc., Class A................................     1,600      29,984
    Bel Fuse, Inc., Class B................................    10,720     235,840
#   Belden, Inc............................................    53,148   2,872,649
    Benchmark Electronics, Inc.............................    52,100   1,137,343
    BK Technologies, Inc...................................       766       3,087
*   Black Knight, Inc......................................    85,344   4,162,227
#   Blackbaud, Inc.........................................    28,689   2,057,575
    Booz Allen Hamilton Holding Corp.......................    97,819   4,845,953
*   Bottomline Technologies de, Inc........................    17,340   1,155,538
    Broadcom, Inc..........................................    65,997  14,749,670
    Broadridge Financial Solutions, Inc....................    58,348   6,823,215
    Brooks Automation, Inc.................................    74,905   2,324,302
*   BSQUARE Corp...........................................    12,344      28,391
    CA, Inc................................................   202,085   8,964,491
    Cabot Microelectronics Corp............................    22,912   2,236,669
*   CACI International, Inc., Class A......................    24,183   4,315,698
*   Cadence Design Systems, Inc............................    96,715   4,310,588
#*  CalAmp Corp............................................    27,267     543,704
*   Calix, Inc.............................................    58,681     428,371
#*  Carbonite, Inc.........................................    27,006     923,875
*   Cardtronics P.L.C., Class A............................    49,006   1,331,003
    Cass Information Systems, Inc..........................    12,199     806,354
    CCUR Holdings, Inc.....................................     5,474      20,965
    CDK Global, Inc........................................    28,630   1,638,781
    CDW Corp...............................................    75,620   6,806,556
*   CEVA, Inc..............................................    15,931     392,540
*   Ciena Corp.............................................   160,071   5,003,819
*   Cirrus Logic, Inc......................................    81,044   3,034,287
    Cisco Systems, Inc..................................... 1,672,490  76,516,417
*   Cision, Ltd............................................     6,474      95,750
*   Citrix Systems, Inc....................................    33,883   3,471,991
*   Clearfield, Inc........................................     7,734      92,963
    Cognex Corp............................................    98,102   4,202,690
    Cognizant Technology Solutions Corp., Class A..........   165,341  11,413,489
#*  Coherent, Inc..........................................    21,708   2,673,123
    Cohu, Inc..............................................    35,274     733,699
*   CommScope Holding Co., Inc.............................   132,566   3,189,538
    Communications Systems, Inc............................     6,432      18,653
*   Computer Task Group, Inc...............................    11,157      52,773
    Comtech Telecommunications Corp........................    14,182     395,961
*   Conduent, Inc..........................................   150,860   2,881,426
*   Control4 Corp..........................................    17,271     482,206
*   CoreLogic, Inc.........................................    99,910   4,058,344
    Corning, Inc...........................................   290,852   9,292,721
#*  Cray, Inc..............................................    48,643   1,103,710
#*  Cree, Inc..............................................   111,609   4,332,661
#   CSG Systems International, Inc.........................    39,407   1,383,186
    CTS Corp...............................................    35,166     938,581

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  CyberOptics Corp.......................................   4,601 $    97,265
#   Cypress Semiconductor Corp............................. 282,554   3,656,249
    Daktronics, Inc........................................  45,909     335,595
#*  DASAN Zhone Solutions, Inc.............................   6,989      90,857
*   Data I/O Corp..........................................   5,845      29,167
*   Dell Technologies, Inc., Class V.......................  56,665   5,121,949
#   Diebold Nixdorf, Inc...................................  46,951     183,109
*   Digi International, Inc................................  26,824     311,158
*   Diodes, Inc............................................  61,941   1,869,999
    Dolby Laboratories, Inc., Class A......................  49,331   3,394,466
*   DSP Group, Inc.........................................  20,898     255,583
    DXC Technology Co...................................... 138,620  10,095,695
#   Ebix, Inc..............................................  28,674   1,643,307
*   EchoStar Corp., Class A................................  45,300   1,836,915
*   Edgewater Technology, Inc..............................   4,254      19,781
#*  eGain Corp.............................................   3,704      27,669
#*  Electro Scientific Industries, Inc.....................  43,500   1,261,500
#*  Electronics For Imaging, Inc...........................  54,438   1,657,637
#*  Ellie Mae, Inc.........................................   9,257     613,554
*   EMCORE Corp............................................  21,229     104,659
#*  Endurance International Group Holdings, Inc............ 106,491   1,051,066
    Entegris, Inc.......................................... 136,196   3,614,642
#*  Envestnet, Inc.........................................   6,398     332,824
*   EPAM Systems, Inc......................................  24,174   2,888,068
*   ePlus, Inc.............................................  17,759   1,507,384
#*  Euronet Worldwide, Inc.................................  45,560   5,065,361
*   Everi Holdings, Inc....................................  19,215     138,348
    EVERTEC, Inc...........................................  68,184   1,778,239
*   Evolving Systems, Inc..................................   1,300       2,431
*   ExlService Holdings, Inc...............................  34,686   2,223,373
*   Extreme Networks, Inc..................................  14,110      78,311
*   F5 Networks, Inc.......................................  21,667   3,797,792
*   Fabrinet...............................................  50,625   2,193,075
*   Fair Isaac Corp........................................  28,227   5,439,625
*   FARO Technologies, Inc.................................  19,942   1,007,869
    Fidelity National Information Services, Inc............ 111,260  11,582,166
#*  Finisar Corp........................................... 144,554   2,412,606
*   Finjan Holdings, Inc...................................  14,482      52,714
*   First Data Corp., Class A..............................  39,777     745,421
*   First Solar, Inc.......................................  78,838   3,295,428
*   Fiserv, Inc............................................ 141,468  11,218,412
#*  Fitbit, Inc., Class A.................................. 177,423     839,211
*   FleetCor Technologies, Inc.............................  40,171   8,035,405
*   Flex, Ltd.............................................. 336,356   2,643,758
    FLIR Systems, Inc...................................... 116,230   5,382,611
*   FormFactor, Inc........................................  97,119   1,188,737
*   Fortinet, Inc..........................................  36,878   3,030,634
*   Frequency Electronics, Inc.............................   4,145      46,010
#*  Gartner, Inc...........................................  18,103   2,670,555
    Genpact, Ltd........................................... 169,717   4,651,943
    Global Payments, Inc................................... 102,877  11,751,640
    GlobalSCAPE, Inc.......................................   3,392      13,602
*   Globant SA.............................................  15,165     780,694
*   GoDaddy, Inc., Class A.................................  36,408   2,663,973
*   GSE Systems, Inc.......................................   8,763      27,078
*   GSI Technology, Inc....................................  14,940      88,295
#*  GTT Communications, Inc................................  60,847   2,184,407
*   Guidewire Software, Inc................................  16,887   1,502,436
    Hackett Group, Inc. (The)..............................  41,660     852,780

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CONTINUED


                                                             Shares     Value+
                                                            --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Harmonic, Inc..........................................    87,598 $   482,665
    Hewlett Packard Enterprise Co..........................   616,923   9,408,076
    HP, Inc................................................   337,258   8,141,408
#*  HubSpot, Inc...........................................     3,949     535,682
#*  Ichor Holdings, Ltd....................................    30,018     532,820
#*  ID Systems, Inc........................................     4,988      31,200
#*  IEC Electronics Corp...................................     4,588      24,225
#*  II-VI, Inc.............................................    63,935   2,380,300
*   Immersion Corp.........................................    31,194     312,252
*   Imperva Inc............................................       914      50,590
*   Infinera Corp..........................................   139,670     773,772
*   Information Services Group, Inc........................    22,709      93,334
#*  Inphi Corp.............................................    23,275     744,800
#*  Inseego Corp...........................................    10,653      37,605
*   Insight Enterprises, Inc...............................    37,341   1,930,156
*   Integrated Device Technology, Inc......................   118,102   5,528,355
    Intel Corp............................................. 1,852,635  86,851,529
    InterDigital, Inc......................................    55,966   3,970,788
#*  Internap Corp..........................................    19,005     162,873
    International Business Machines Corp...................   200,795  23,177,767
*   inTEST Corp............................................     2,800      20,580
*   Intevac, Inc...........................................    12,535      60,168
    Intuit, Inc............................................    26,221   5,532,631
#*  IPG Photonics Corp.....................................    38,485   5,139,672
#*  Iteris, Inc............................................     3,900      16,848
#*  Itron, Inc.............................................    43,548   2,270,593
#   j2 Global, Inc.........................................    55,871   4,069,644
    Jabil, Inc.............................................   243,345   6,017,922
    Jack Henry & Associates, Inc...........................    43,188   6,470,858
    Juniper Networks, Inc..................................   173,224   5,070,266
*   KEMET Corp.............................................    69,897   1,522,357
*   Key Tronic Corp........................................     5,745      42,111
*   Keysight Technologies, Inc.............................   115,835   6,611,862
*   Kimball Electronics, Inc...............................    17,079     314,254
    KLA-Tencor Corp........................................    59,798   5,473,909
#*  Knowles Corp...........................................   116,407   1,883,465
#*  Kopin Corp.............................................    39,747      88,636
    Kulicke & Soffa Industries, Inc........................    86,453   1,757,589
*   KVH Industries, Inc....................................    13,737     169,652
    Lam Research Corp......................................    74,878  10,612,459
*   Lattice Semiconductor Corp.............................   105,555     634,386
    Leidos Holdings, Inc...................................    84,551   5,477,214
*   Limelight Networks, Inc................................    76,314     307,545
    Littelfuse, Inc........................................    20,488   3,711,606
#*  LivePerson, Inc........................................     5,642     127,509
*   LiveRamp Holdings, Inc.................................    88,608   4,047,613
    LogMeIn, Inc...........................................    34,582   2,978,202
#*  Lumentum Holdings, Inc.................................    28,616   1,563,864
*   Luna Innovations, Inc..................................     9,046      29,490
#*  Luxoft Holding, Inc....................................    19,694     811,984
#*  MACOM Technology Solutions Holdings, Inc...............    22,842     321,387
#*  MagnaChip Semiconductor Corp...........................    16,223     131,082
#*  Manhattan Associates, Inc..............................    73,490   3,508,413
    ManTech International Corp., Class A...................    33,094   1,895,624
    Marvell Technology Group, Ltd..........................   328,968   5,398,365
    Mastercard, Inc., Class A..............................   167,153  33,041,134
    Maxim Integrated Products, Inc.........................    86,501   4,326,780
    MAXIMUS, Inc...........................................    75,629   4,913,616
#*  MaxLinear, Inc.........................................    53,181   1,032,243

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CONTINUED


                                                             Shares      Value+
                                                            --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Maxwell Technologies, Inc..............................    11,611 $     34,136
#   Mesa Laboratories, Inc.................................     3,467      633,386
    Methode Electronics, Inc...............................    42,516    1,258,474
#   Microchip Technology, Inc..............................    73,983    4,866,602
*   Micron Technology, Inc.................................   649,261   24,490,125
    Microsoft Corp......................................... 1,397,830  149,302,222
*   MicroStrategy, Inc., Class A...........................     8,582    1,081,075
*   Mimecast, Ltd..........................................     2,492       86,871
#*  Mitek Systems, Inc.....................................    23,421      214,771
    MKS Instruments, Inc...................................    54,977    4,051,255
*   MoneyGram International, Inc...........................    37,429      158,699
#   Monolithic Power Systems, Inc..........................    24,423    2,884,845
    Monotype Imaging Holdings, Inc.........................    32,740      573,932
    Motorola Solutions, Inc................................    35,174    4,310,925
    MTS Systems Corp.......................................    17,914      848,228
*   Nanometrics, Inc.......................................    27,210      872,353
*   Napco Security Technologies, Inc.......................     7,089       99,742
    National Instruments Corp..............................    70,927    3,473,295
#*  NCR Corp...............................................    91,724    2,462,789
#*  NeoPhotonics Corp......................................    27,598      220,784
    NetApp, Inc............................................   122,597    9,622,639
*   NETGEAR, Inc...........................................    35,804    1,986,406
#*  NetScout Systems, Inc..................................    96,181    2,429,532
    Network-1 Technologies, Inc............................     8,087       21,673
#*  New Relic, Inc.........................................     4,156      370,923
    NIC, Inc...............................................    54,808      729,494
*   Novanta, Inc...........................................    30,942    1,801,134
#*  Nuance Communications, Inc.............................   227,311    3,952,938
*   Nutanix, Inc., Class A.................................    12,958      537,887
    NVE Corp...............................................     3,642      308,477
    NVIDIA Corp............................................   162,000   34,154,460
*   Oclaro, Inc............................................   102,785      844,893
#*  Okta, Inc..............................................     7,869      459,235
*   ON Semiconductor Corp..................................   440,330    7,485,610
#*  OneSpan, Inc...........................................    30,903      453,502
    Oracle Corp............................................   481,175   23,500,587
#*  OSI Systems, Inc.......................................    21,769    1,505,544
*   Palo Alto Networks, Inc................................     5,065      927,098
*   PAR Technology Corp....................................     9,783      173,159
    Park Electrochemical Corp..............................    19,413      342,834
    Paychex, Inc...........................................    89,834    5,883,229
#*  Paycom Software, Inc...................................    39,371    4,929,249
*   Paylocity Holding Corp.................................    22,325    1,468,762
*   PayPal Holdings, Inc...................................   118,229    9,953,700
    PC Connection, Inc.....................................    33,214    1,100,712
*   PCM, Inc...............................................    11,350      214,175
    PC-Tel, Inc............................................    14,847       65,624
#*  PDF Solutions, Inc.....................................    36,748      293,984
#   Pegasystems, Inc.......................................    39,404    2,108,902
*   Perceptron, Inc........................................     8,358       66,446
*   Perficient, Inc........................................    47,526    1,189,101
    Perspecta, Inc.........................................    69,310    1,697,402
*   PFSweb, Inc............................................    15,487      109,803
*   Photronics, Inc........................................    80,157      780,729
*   Pixelworks, Inc........................................    10,885       45,499
    Plantronics, Inc.......................................    30,422    1,793,985
*   Plexus Corp............................................    42,331    2,472,130
    Power Integrations, Inc................................    24,026    1,353,144
#   Presidio, Inc..........................................     2,783       37,292

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CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   PRGX Global, Inc.......................................  17,652 $   151,454
    Progress Software Corp.................................  58,751   1,888,257
#*  Proofpoint, Inc........................................   2,844     258,662
*   PTC, Inc...............................................  49,041   4,041,469
#*  Pure Storage, Inc., Class A............................  21,413     432,114
    QAD, Inc., Class A.....................................   9,085     385,477
    QAD, Inc., Class B.....................................   1,920      59,981
*   Qorvo, Inc.............................................  79,280   5,827,873
#   QUALCOMM, Inc.......................................... 467,869  29,424,281
*   Qualys, Inc............................................  18,758   1,336,320
*   Quantenna Communications, Inc..........................  27,814     499,539
*   Rambus, Inc............................................ 128,200   1,116,622
*   RealNetworks, Inc......................................  68,817     145,204
#*  RealPage, Inc..........................................  24,934   1,321,502
*   Red Hat, Inc...........................................  23,266   3,993,376
*   Ribbon Communications, Inc............................. 113,389     771,045
    Richardson Electronics, Ltd............................   8,608      65,765
*   RingCentral, Inc., Class A.............................   6,933     538,902
#*  Rogers Corp............................................  18,677   2,298,392
*   Rubicon Project, Inc. (The)............................  54,426     185,593
*   Rudolph Technologies, Inc..............................  42,313     879,687
    Sabre Corp............................................. 196,123   4,834,432
*   salesforce.com, Inc....................................  27,620   3,790,569
*   Sanmina Corp...........................................  84,596   2,140,279
    Sapiens International Corp. NV.........................   6,208      70,585
*   ScanSource, Inc........................................  31,397   1,220,715
    Science Applications International Corp................  47,695   3,315,279
*   Seachange International, Inc...........................  39,230      63,945
#   Seagate Technology P.L.C...............................  61,098   2,457,973
*   Semtech Corp...........................................  65,379   2,938,132
#*  ServiceNow, Inc........................................   7,840   1,419,354
#*  ServiceSource International, Inc.......................  30,324      40,331
*   Silicon Laboratories, Inc..............................  29,127   2,374,724
    Skyworks Solutions, Inc................................ 104,842   9,096,092
#*  SolarEdge Technologies, Inc............................  39,255   1,520,346
*   Splunk, Inc............................................   7,924     791,132
*   SPS Commerce Inc.......................................     979      91,135
#*  Square, Inc., Class A..................................   9,357     687,272
    SS&C Technologies Holdings, Inc........................  83,532   4,273,497
#*  StarTek, Inc...........................................  10,612      60,595
#*  Steel Connect, Inc.....................................  53,705     110,095
#*  Stratasys, Ltd.........................................  64,399   1,227,445
*   Super Micro Computer, Inc..............................  50,253     658,314
*   Sykes Enterprises, Inc.................................  52,599   1,613,211
    Symantec Corp.......................................... 156,816   2,846,210
#*  Synacor, Inc...........................................   3,670       6,606
#*  Synaptics, Inc.........................................  42,973   1,613,206
#*  Synchronoss Technologies, Inc..........................  38,709     229,157
#   SYNNEX Corp............................................  56,884   4,414,767
*   Synopsys, Inc..........................................  44,219   3,958,927
#*  Tableau Software, Inc., Class A........................  11,676   1,245,596
    TE Connectivity, Ltd................................... 140,789  10,618,306
#*  Tech Data Corp.........................................  44,291   3,129,602
*   Telaria, Inc...........................................  22,846      66,939
*   Telenav, Inc...........................................  35,217     150,024
*   Teradata Corp.......................................... 152,283   5,543,101
#   Teradyne, Inc.......................................... 171,647   5,913,239
    TESSCO Technologies, Inc...............................   6,626      80,075
    Texas Instruments, Inc................................. 177,611  16,487,629

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    TiVo Corp.............................................. 101,944 $    1,121,384
    Total System Services, Inc............................. 115,925     10,566,564
#*  Trade Desk, Inc. (The), Class A........................   6,752        834,210
    TransAct Technologies, Inc.............................   6,652         97,784
    Travelport Worldwide, Ltd..............................  85,633      1,281,070
*   Trimble, Inc...........................................  75,411      2,818,863
    TTEC Holdings, Inc.....................................  53,568      1,334,915
#*  TTM Technologies, Inc.................................. 128,870      1,507,779
#*  Twilio, Inc., Class A..................................   3,895        292,982
*   Tyler Technologies, Inc................................  10,040      2,125,066
#   Ubiquiti Networks, Inc.................................  40,771      3,795,372
*   Ultimate Software Group, Inc. (The)....................   5,834      1,555,519
#*  Ultra Clean Holdings, Inc..............................  36,571        384,727
#*  Unisys Corp............................................     222          4,087
#   Universal Display Corp.................................  14,522      1,786,351
#*  USA Technologies, Inc..................................   8,489         49,236
*   Veeco Instruments, Inc.................................  59,239        563,363
*   Verint Systems, Inc....................................  52,741      2,408,681
*   VeriSign, Inc..........................................  14,100      2,009,814
    Versum Materials, Inc..................................  74,455      2,349,800
#*  ViaSat, Inc............................................  39,920      2,545,299
*   Viavi Solutions, Inc................................... 203,831      2,350,171
*   Virtusa Corp...........................................  34,357      1,703,764
#   Visa, Inc., Class A.................................... 350,018     48,249,981
    Vishay Intertechnology, Inc............................ 154,327      2,824,184
*   Vishay Precision Group, Inc............................  10,529        341,666
*   VMware, Inc., Class A..................................   6,687        945,475
    Wayside Technology Group, Inc..........................   3,335         42,455
    Western Digital Corp................................... 137,501      5,922,168
#   Western Union Co. (The)................................ 151,075      2,725,393
*   WEX, Inc...............................................  37,378      6,577,033
#*  Workday, Inc., Class A.................................   3,900        518,778
*   Worldpay, Inc., Class A................................  62,995      5,785,461
    Xerox Corp............................................. 173,641      4,839,375
    Xilinx, Inc............................................  95,771      8,175,970
    Xperi Corp.............................................  51,032        663,416
*   Zebra Technologies Corp., Class A......................  53,438      8,886,739
*   Zendesk, Inc...........................................   6,772        372,257
*   Zix Corp...............................................  42,901        289,153
                                                                    --------------
TOTAL INFORMATION TECHNOLOGY...............................          1,635,857,461
                                                                    --------------
MATERIALS -- (3.9%)
>>  A Schulman, Inc........................................  27,726         52,957
#   Advanced Emissions Solutions, Inc......................   1,692         16,751
*   AdvanSix, Inc..........................................  36,394      1,009,570
*   AgroFresh Solutions, Inc...............................   4,292         24,507
    Air Products & Chemicals, Inc..........................  28,198      4,352,361
#*  AK Steel Holding Corp.................................. 284,493      1,052,624
#   Albemarle Corp.........................................  57,380      5,693,244
*   Alcoa Corp.............................................  87,091      3,047,314
#*  Allegheny Technologies, Inc............................  98,654      2,554,152
    American Vanguard Corp.................................  40,452        651,277
*   Ampco-Pittsburgh Corp..................................  13,989         51,899
    AptarGroup, Inc........................................  73,152      7,458,578
    Ashland Global Holdings, Inc...........................  39,372      2,912,741
    Avery Dennison Corp....................................  79,803      7,239,728
*   Axalta Coating Systems, Ltd............................ 209,654      5,174,261
    Balchem Corp...........................................  30,850      2,889,102
#   Ball Corp.............................................. 119,506      5,353,869

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
MATERIALS -- (Continued)
    Bemis Co., Inc......................................... 108,679 $ 4,974,238
*   Berry Global Group, Inc................................  62,062   2,707,144
    Boise Cascade Co.......................................  49,459   1,522,843
    Cabot Corp.............................................  58,563   2,850,847
    Carpenter Technology Corp..............................  59,378   2,589,475
    Celanese Corp..........................................  75,964   7,363,950
*   Century Aluminum Co.................................... 106,580     846,245
    CF Industries Holdings, Inc............................ 115,649   5,554,621
    Chase Corp.............................................   9,793   1,056,077
    Chemours Co. (The).....................................  75,112   2,479,447
*   Clearwater Paper Corp..................................  20,022     483,331
#*  Cleveland-Cliffs, Inc.................................. 223,135   2,400,933
#*  Coeur Mining, Inc...................................... 223,404   1,067,871
    Commercial Metals Co................................... 145,236   2,768,198
#   Compass Minerals International, Inc....................  42,409   2,057,261
*   Contango ORE, Inc......................................     780      15,464
    Core Molding Technologies, Inc.........................   6,699      45,620
#*  Crown Holdings, Inc....................................  69,424   2,935,941
    Domtar Corp............................................  80,327   3,719,943
    DowDuPont, Inc......................................... 412,036  22,216,981
    Eagle Materials, Inc...................................  41,526   3,066,280
    Eastman Chemical Co....................................  86,161   6,750,714
    Ecolab, Inc............................................  28,663   4,389,738
*   Ferro Corp............................................. 109,934   1,862,282
    Ferroglobe P.L.C....................................... 140,724     857,009
#*  Flotek Industries, Inc.................................  52,914      95,774
    FMC Corp...............................................  41,425   3,234,464
    Freeport-McMoRan, Inc.................................. 706,053   8,225,517
    Friedman Industries, Inc...............................   5,121      45,065
    FutureFuel Corp........................................  38,655     633,942
*   GCP Applied Technologies, Inc..........................  83,417   2,166,339
    Gold Resource Corp.....................................  70,007     303,130
#   Graphic Packaging Holding Co........................... 456,613   5,027,309
    Greif, Inc., Class A...................................  37,608   1,778,858
    Greif, Inc., Class B...................................   9,985     512,830
    Hawkins, Inc...........................................  12,128     408,228
    Haynes International, Inc..............................  15,440     447,142
#   HB Fuller Co...........................................  62,098   2,760,877
#   Hecla Mining Co........................................ 515,469   1,237,126
    Huntsman Corp.......................................... 345,609   7,561,925
*   Ingevity Corp..........................................  34,911   3,179,694
    Innophos Holdings, Inc.................................  25,167     737,393
    Innospec, Inc..........................................  25,734   1,722,119
#   International Flavors & Fragrances, Inc................  13,610   1,968,823
    International Paper Co................................. 218,342   9,903,993
*   Intrepid Potash, Inc................................... 153,694     607,091
    Kaiser Aluminum Corp...................................  12,565   1,198,324
    KapStone Paper and Packaging Corp...................... 139,610   4,886,350
    KMG Chemicals, Inc.....................................  15,539   1,165,736
*   Koppers Holdings, Inc..................................  24,108     644,889
*   Kraton Corp............................................  40,048   1,102,922
    Kronos Worldwide, Inc..................................  83,977   1,178,197
#   Linde P.L.C............................................  34,316   5,678,269
    Louisiana-Pacific Corp................................. 150,572   3,277,952
#*  LSB Industries, Inc....................................  29,408     223,501
    LyondellBasell Industries NV, Class A..................  92,366   8,245,513
#   Martin Marietta Materials, Inc.........................  26,524   4,543,031
    Materion Corp..........................................  26,150   1,486,104
    Mercer International, Inc..............................  83,349   1,267,738

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
MATERIALS -- (Continued)
    Minerals Technologies, Inc.............................  43,020 $  2,355,345
    Mosaic Co. (The)....................................... 153,756    4,757,211
    Myers Industries, Inc..................................  72,021    1,142,253
    Neenah, Inc............................................  22,884    1,841,247
#   NewMarket Corp.........................................   7,928    3,059,891
    Newmont Mining Corp.................................... 244,073    7,546,737
    Northern Technologies International Corp...............   2,728       88,251
    Nucor Corp............................................. 118,240    6,990,349
    Olin Corp.............................................. 234,289    4,732,638
    Olympic Steel, Inc.....................................  16,080      303,269
*   OMNOVA Solutions, Inc..................................  63,080      466,161
#*  Owens-Illinois, Inc.................................... 206,316    3,232,972
    Packaging Corp. of America.............................  61,493    5,645,672
    PH Glatfelter Co.......................................  41,831      748,775
#*  Platform Specialty Products Corp....................... 302,466    3,272,682
    PolyOne Corp...........................................  93,130    3,009,030
#   PPG Industries, Inc....................................  62,225    6,539,225
#*  PQ Group Holdings, Inc.................................   3,040       48,792
#   Quaker Chemical Corp...................................  15,831    2,847,997
#   Rayonier Advanced Materials, Inc.......................  61,501      761,382
    Reliance Steel & Aluminum Co...........................  71,129    5,613,501
*   Resolute Forest Products, Inc..........................  21,880      246,588
#   Royal Gold, Inc........................................  47,315    3,625,748
    RPM International, Inc.................................  88,449    5,410,425
*   Ryerson Holding Corp...................................  34,253      314,443
    Schnitzer Steel Industries, Inc., Class A..............  31,040      834,976
    Schweitzer-Mauduit International, Inc..................  39,405    1,257,808
#   Scotts Miracle-Gro Co. (The)...........................  50,580    3,375,709
#   Sealed Air Corp........................................  80,023    2,589,544
#   Sensient Technologies Corp.............................  53,745    3,485,901
    Sherwin-Williams Co. (The).............................  13,434    5,285,876
    Silgan Holdings, Inc................................... 128,720    3,093,142
    Sonoco Products Co..................................... 111,793    6,101,662
    Southern Copper Corp...................................  18,449      707,335
    Steel Dynamics, Inc.................................... 171,745    6,801,102
    Stepan Co..............................................  28,889    2,385,943
#*  Summit Materials, Inc., Class A........................ 106,653    1,439,815
*   SunCoke Energy, Inc.................................... 114,410    1,281,392
#   Synalloy Corp..........................................   5,922      109,498
#*  TimkenSteel Corp.......................................  67,070      780,024
*   Trecora Resources......................................  15,621      168,707
    Tredegar Corp..........................................  24,492      455,551
    Trinseo SA.............................................  41,879    2,256,441
#   Tronox, Ltd., Class A..................................  79,396      909,084
*   UFP Technologies, Inc..................................   3,192      110,188
    United States Lime & Minerals, Inc.....................   5,417      406,329
#   United States Steel Corp............................... 137,736    3,654,136
*   Universal Stainless & Alloy Products, Inc..............   9,341      183,457
#*  US Concrete, Inc.......................................  21,479      701,075
#   Valvoline, Inc......................................... 100,324    1,998,454
*   Verso Corp., Class A...................................  39,389    1,107,225
#   Vulcan Materials Co....................................  44,838    4,534,915
#   Warrior Met Coal, Inc..................................  54,082    1,514,296
    Westlake Chemical Corp.................................  79,109    5,640,472
    WestRock Co............................................ 125,734    5,402,790
    Worthington Industries, Inc............................  77,854    3,260,526
#   WR Grace & Co..........................................  33,544    2,173,316
                                                                    ------------
TOTAL MATERIALS............................................          372,180,826
                                                                    ------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc...............................  77,276 $ 1,509,973
#*  Altisource Asset Management Corp.......................     743      36,407
*   Altisource Portfolio Solutions SA......................   8,399     211,907
*   CBRE Group, Inc., Class A.............................. 182,441   7,350,548
#   CKX Lands, Inc.........................................      39         422
#   Consolidated-Tomoka Land Co............................   5,564     322,267
    CorePoint Lodging, Inc.................................  42,613     697,575
#*  Five Point Holdings LLC, Class A.......................     922       7,007
#*  Forestar Group, Inc....................................   2,633      47,394
*   FRP Holdings, Inc......................................   8,092     392,219
    Griffin Industrial Realty, Inc.........................   3,069     107,783
    HFF, Inc., Class A.....................................  68,990   2,535,382
#*  Howard Hughes Corp. (The)..............................  32,393   3,612,467
    Jones Lang LaSalle, Inc................................  37,280   4,930,653
#   Kennedy-Wilson Holdings, Inc........................... 174,667   3,315,180
*   Marcus & Millichap, Inc................................  44,237   1,535,909
*   Rafael Holdings, Inc., Class B.........................  16,232     132,128
    RE/MAX Holdings, Inc., Class A.........................  21,136     790,275
#   Realogy Holdings Corp.................................. 153,794   2,932,852
#   RMR Group, Inc. (The), Class A.........................  12,637     958,895
#*  St Joe Co. (The).......................................  53,373     810,736
*   Stratus Properties, Inc................................   7,316     211,067
*   Tejon Ranch Co.........................................  31,003     589,057
*   Trinity Place Holdings, Inc............................  16,037      85,638
                                                                    -----------
TOTAL REAL ESTATE..........................................          33,123,741
                                                                    -----------
UTILITIES -- (1.8%)
    AES Corp............................................... 259,356   3,781,410
    ALLETE, Inc............................................  24,203   1,791,022
    Alliant Energy Corp....................................  39,365   1,691,908
    Ameren Corp............................................  38,281   2,472,187
    American Electric Power Co., Inc.......................  37,600   2,758,336
#   American States Water Co...............................  26,118   1,598,944
    American Water Works Co., Inc..........................  27,481   2,432,893
#   Aqua America, Inc......................................  75,684   2,462,000
#*  AquaVenture Holdings, Ltd..............................   1,020      17,085
    Artesian Resources Corp., Class A......................   6,355     232,529
#   Atlantica Yield PLC....................................  92,208   1,808,199
    Atmos Energy Corp......................................  35,933   3,344,644
    Avangrid, Inc..........................................  24,409   1,147,467
#   Avista Corp............................................  39,964   2,054,949
#   Black Hills Corp.......................................  45,735   2,721,232
    California Water Service Group.........................  43,574   1,830,108
    CenterPoint Energy, Inc................................  67,859   1,832,872
    Chesapeake Utilities Corp..............................  13,968   1,109,758
#   Clearway Energy, Inc., Class A.........................  22,752     441,844
    Clearway Energy, Inc., Class A.........................  41,239     808,697
#   CMS Energy Corp........................................  43,000   2,129,360
    Connecticut Water Service, Inc.........................  10,735     742,003
    Consolidated Edison, Inc...............................  36,546   2,777,496
    Consolidated Water Co., Ltd............................   8,030      98,769
#   Dominion Energy, Inc...................................  48,949   3,495,938
#   DTE Energy Co..........................................  26,133   2,937,349
    Duke Energy Corp.......................................  50,672   4,187,027
    Edison International...................................  24,797   1,720,664
    El Paso Electric Co....................................  35,161   2,005,935
    Entergy Corp...........................................  31,223   2,621,171
    Evergy, Inc............................................  85,366   4,779,642
#   Eversource Energy......................................  45,056   2,850,243

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            Shares      Value+
                                                            ------- --------------
UTILITIES -- (Continued)
    Exelon Corp............................................  70,755 $    3,099,777
#   FirstEnergy Corp.......................................  64,273      2,396,097
    Genie Energy, Ltd., Class B............................  12,764         67,649
    Hawaiian Electric Industries, Inc......................  45,762      1,706,923
    IDACORP, Inc...........................................  27,260      2,542,268
    MDU Resources Group, Inc............................... 123,072      3,071,877
    MGE Energy, Inc........................................  30,533      1,907,702
    Middlesex Water Co.....................................  14,184        638,280
#   National Fuel Gas Co...................................  37,254      2,022,520
    New Jersey Resources Corp..............................  62,225      2,806,347
    NextEra Energy, Inc....................................  36,470      6,291,075
#   NiSource, Inc.......................................... 106,538      2,701,804
    Northwest Natural Holding Co...........................  24,831      1,608,800
    NorthWestern Corp......................................  41,554      2,441,713
    NRG Energy, Inc........................................ 368,666     13,342,022
    OGE Energy Corp........................................  77,354      2,796,347
    ONE Gas, Inc...........................................  29,343      2,315,456
#   Ormat Technologies, Inc................................  52,901      2,706,944
    Otter Tail Corp........................................  36,029      1,623,827
#   Pattern Energy Group, Inc., Class A....................  89,943      1,611,779
    PG&E Corp..............................................  33,562      1,571,037
    Pinnacle West Capital Corp.............................  20,547      1,689,991
    PNM Resources, Inc.....................................  68,383      2,626,591
    Portland General Electric Co...........................  53,704      2,420,976
#   PPL Corp...............................................  69,721      2,119,518
    Public Service Enterprise Group, Inc...................  50,049      2,674,118
*   Pure Cycle Corp........................................  13,614        137,365
    RGC Resources, Inc.....................................   4,261        120,927
    SCANA Corp.............................................  22,031        882,342
#   Sempra Energy..........................................  18,649      2,053,628
    SJW Corp...............................................  17,482      1,061,682
#   South Jersey Industries, Inc...........................  72,979      2,155,800
    Southern Co. (The).....................................  77,191      3,475,911
    Southwest Gas Holdings, Inc............................  25,612      1,979,039
#   Spark Energy, Inc., Class A............................   6,094         45,461
    Spire, Inc.............................................  23,955      1,738,654
    UGI Corp...............................................  97,055      5,149,738
    Unitil Corp............................................  12,837        609,886
    Vectren Corp...........................................  32,908      2,353,909
*   Vistra Energy Corp..................................... 298,203      6,748,334
    WEC Energy Group, Inc..................................  42,285      2,892,294
    Xcel Energy, Inc.......................................  56,192      2,753,970
    York Water Co. (The)...................................   9,812        305,546
                                                                    --------------
TOTAL UTILITIES............................................            171,949,605
                                                                    --------------
TOTAL COMMON STOCKS........................................          9,110,344,919
                                                                    --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
>>  Media General, Inc. Contingent Value Rights............  38,671          3,867
                                                                    --------------
INFORMATION TECHNOLOGY -- (0.0%)
*   SMTC Corp. Rights......................................  11,112         35,003
                                                                    --------------
TOTAL RIGHTS/WARRANTS......................................                 38,870
                                                                    --------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                Shares       Value+
                                                              ---------- --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................      9,450 $      231,147
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             9,110,614,936
                                                                         --------------

                                                                             Value
                                                                         --------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%...................................     41,042         41,042
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  DFA Short Term Investment Fund......................... 47,035,270    544,198,078
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,973,895,961)....................................              $9,654,854,056
                                                                         ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             Investments in Securities (Market Value)
                                                        --------------------------------------------------
                                                           Level 1       Level 2    Level 3     Total
                                                        -------------- ------------ ------- --------------
Common Stocks
   Communication Services.............................. $  721,031,582           --   --    $  721,031,582
   Consumer Discretionary..............................  1,080,034,421           --   --     1,080,034,421
   Consumer Staples....................................    540,778,672           --   --       540,778,672
   Energy..............................................    541,863,842           --   --       541,863,842
   Financials..........................................  1,624,314,471 $     11,100   --     1,624,325,571
   Healthcare..........................................  1,114,996,527           --   --     1,114,996,527
   Industrials.........................................  1,274,202,671           --   --     1,274,202,671
   Information Technology..............................  1,635,857,461           --   --     1,635,857,461
   Materials...........................................    372,127,869       52,957   --       372,180,826
   Real Estate.........................................     33,123,741           --   --        33,123,741
   Utilities...........................................    171,949,605           --   --       171,949,605
Preferred Stocks
   Consumer Discretionary..............................        231,147           --   --           231,147
Rights/Warrants
   Consumer Discretionary..............................             --        3,867   --             3,867
   Information Technology..............................         35,003           --   --            35,003
Temporary Cash Investments.............................         41,042           --   --            41,042
Securities Lending Collateral..........................             --  544,198,078   --       544,198,078
                                                        -------------- ------------   --    --------------
TOTAL.................................................. $9,110,588,054 $544,266,002   --    $9,654,854,056
                                                        ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares     Value>>
                                                            --------- ------------
COMMON STOCKS -- (98.5%)
AUSTRALIA -- (5.3%)
    AMP, Ltd............................................... 1,326,689 $  2,326,389
    Aurizon Holdings, Ltd..................................   173,465      516,811
    Australia & New Zealand Banking Group, Ltd............. 3,147,229   57,929,970
    Bank of Queensland, Ltd................................   496,114    3,400,809
    Bendigo & Adelaide Bank, Ltd...........................   626,199    4,550,293
    BlueScope Steel, Ltd...................................   970,330    9,946,480
    Boral, Ltd.............................................   921,705    3,671,861
    Crown Resorts, Ltd.....................................   129,460    1,151,919
    Downer EDI, Ltd........................................   679,383    3,344,845
    Fortescue Metals Group, Ltd............................ 3,084,104    8,778,378
    Harvey Norman Holdings, Ltd............................   308,370      698,062
    Incitec Pivot, Ltd..................................... 2,162,929    5,993,174
    National Australia Bank, Ltd...........................   401,991    7,199,466
    Newcrest Mining, Ltd...................................   709,127   10,380,345
    Oil Search, Ltd........................................   448,880    2,467,718
*   Origin Energy, Ltd..................................... 1,140,617    5,910,966
    QBE Insurance Group, Ltd...............................   883,643    7,099,817
    Rio Tinto, Ltd.........................................     8,294      451,295
    Santos, Ltd............................................   821,129    3,854,029
    South32, Ltd., ADR.....................................    86,345    1,112,987
    South32, Ltd........................................... 5,066,543   13,067,377
    Star Entertainment Grp, Ltd. (The)..................... 1,059,386    3,572,418
    Suncorp Group, Ltd.....................................   708,565    7,045,325
    Tabcorp Holdings, Ltd.................................. 1,177,672    3,864,751
    Westpac Banking Corp...................................   136,475    2,592,442
    Whitehaven Coal, Ltd................................... 1,275,527    4,406,018
    Woodside Petroleum, Ltd................................   798,001   19,647,000
                                                                      ------------
TOTAL AUSTRALIA............................................            194,980,945
                                                                      ------------
AUSTRIA -- (0.1%)
    Erste Group Bank AG....................................    27,558    1,121,816
    Raiffeisen Bank International AG.......................    86,834    2,366,554
    Verbund AG.............................................     6,100      245,538
    Voestalpine AG.........................................    14,360      509,636
                                                                      ------------
TOTAL AUSTRIA..............................................              4,243,544
                                                                      ------------
BELGIUM -- (1.2%)
    Ageas..................................................   214,159   10,715,459
    KBC Group NV...........................................   179,942   12,400,892
    Proximus SADP..........................................    15,452      393,684
    Solvay SA..............................................   105,506   12,017,906
    UCB SA.................................................   108,818    9,138,536
                                                                      ------------
TOTAL BELGIUM..............................................             44,666,477
                                                                      ------------
CANADA -- (8.5%)
    Agnico Eagle Mines, Ltd................................   134,603    4,759,562
    AltaGas, Ltd...........................................   123,822    1,556,652
    ARC Resources, Ltd.....................................   384,114    3,577,225
    Bank of Montreal.......................................   452,113   33,790,926
    Bank of Nova Scotia (The)..............................   106,923    5,742,834
    Barrick Gold Corp...................................... 1,065,393   13,345,232
    Barrick Gold Corp......................................   295,487    3,708,362
*   Bausch Health Cos., Inc................................   452,942   10,363,313
    Cameco Corp............................................   244,907    2,625,403
    Canadian Imperial Bank of Commerce.....................    12,437    1,073,562

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
CANADA -- (Continued)
    Canadian Natural Resources, Ltd........................   745,213 $ 20,359,219
    Cenovus Energy, Inc....................................    31,600      267,404
    Cenovus Energy, Inc....................................   429,409    3,632,800
    Crescent Point Energy Corp.............................   169,143      799,172
    Crescent Point Energy Corp.............................   511,738    2,415,403
    Empire Co., Ltd., Class A..............................    85,288    1,551,633
    Enbridge Income Fund Holdings, Inc.....................    53,900    1,247,547
    Encana Corp............................................   625,386    6,384,738
    Encana Corp............................................   146,858    1,503,826
    Fairfax Financial Holdings, Ltd........................    28,293   13,748,363
    First Quantum Minerals, Ltd............................   525,174    5,241,962
    Genworth MI Canada, Inc................................    35,600    1,168,503
    Goldcorp, Inc..........................................   202,728    1,831,012
    Goldcorp, Inc..........................................   549,164    4,953,459
    Great-West Lifeco, Inc.................................   155,598    3,570,675
    Husky Energy, Inc......................................   417,630    5,903,832
*   IAMGOLD Corp...........................................    34,377      118,033
    Imperial Oil, Ltd......................................   158,528    4,952,415
    Industrial Alliance Insurance & Financial Services,
    Inc....................................................   155,214    5,487,227
*   Kinross Gold Corp...................................... 1,764,180    4,583,156
    Linamar Corp...........................................    62,849    2,602,377
    Lundin Mining Corp.....................................   929,184    3,818,516
    Magna International, Inc...............................   265,238   13,060,319
    Manulife Financial Corp................................   587,280    9,247,836
    Manulife Financial Corp................................   490,140    7,705,001
    Metro, Inc.............................................    26,687      837,434
    Nutrien, Ltd...........................................   233,353   12,351,385
*   Seven Generations Energy, Ltd., Class A................   312,844    3,353,131
    Sun Life Financial, Inc................................     6,205      227,235
    Sun Life Financial, Inc................................   293,609   10,746,089
    Suncor Energy, Inc.....................................   906,250   30,399,943
    Suncor Energy, Inc.....................................   406,836   13,551,707
    Teck Resources, Ltd., Class A..........................       600       12,306
    Teck Resources, Ltd., Class B..........................   222,229    4,593,301
    Teck Resources, Ltd., Class B..........................   592,686   12,250,820
    TMX Group, Ltd.........................................    24,700    1,553,354
    Tourmaline Oil Corp....................................   308,091    4,493,408
*   Turquoise Hill Resources, Ltd..........................   636,294    1,073,016
    Wheaton Precious Metals Corp...........................   128,932    2,118,353
    Whitecap Resources, Inc................................   389,803    1,906,894
    WSP Global, Inc........................................    57,244    2,857,743
                                                                      ------------
TOTAL CANADA...............................................            309,023,618
                                                                      ------------
DENMARK -- (1.6%)
    AP Moller - Maersk A.S., Class A.......................     1,275    1,513,049
    AP Moller - Maersk A.S., Class B.......................     2,675    3,376,411
    Carlsberg A.S., Class B................................    83,957    9,261,850
    Danske Bank A.S........................................   258,347    4,944,406
    DSV A.S................................................   161,387   12,947,202
    H Lundbeck A.S.........................................    76,310    3,559,223
    ISS A.S................................................   163,361    5,364,965
    Rockwool International A.S., Class B...................     7,037    2,404,249
    Tryg A.S...............................................    42,490    1,024,262
    Vestas Wind Systems A.S................................   222,153   13,931,297
*   William Demant Holding A.S.............................    15,836      520,557
                                                                      ------------
TOTAL DENMARK..............................................             58,847,471
                                                                      ------------

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
FINLAND -- (1.1%)
    Fortum Oyj.............................................   318,452 $  6,703,638
    Nokia Oyj.............................................. 2,232,536   12,610,667
    Sampo Oyj, Class A.....................................    11,335      521,263
    Stora Enso Oyj, Class R................................   336,611    5,057,648
    UPM-Kymmene Oyj........................................   423,289   13,608,206
                                                                      ------------
TOTAL FINLAND..............................................             38,501,422
                                                                      ------------
FRANCE -- (10.0%)
    AXA SA.................................................   608,078   15,218,170
    BNP Paribas SA.........................................   733,922   38,247,643
    Bollore SA.............................................   821,786    3,476,804
    Bouygues SA............................................   299,451   10,909,206
    Carrefour SA...........................................   724,184   14,044,662
    Cie de Saint-Gobain....................................   425,525   16,030,137
    Cie Generale des Etablissements Michelin SCA...........    59,674    6,109,097
    CNP Assurances.........................................   215,286    4,798,183
    Credit Agricole SA.....................................   331,375    4,244,069
    Electricite de France SA...............................   525,218    8,701,836
    Engie SA...............................................   687,802    9,138,961
    Natixis SA.............................................   819,914    4,786,577
    Orange SA.............................................. 1,970,214   30,751,789
    Peugeot SA.............................................   931,406   22,140,249
    Renault SA.............................................   306,737   22,905,252
    Sanofi.................................................   132,810   11,867,978
    SCOR SE................................................   104,207    4,815,487
    SES SA.................................................    34,395      738,199
    Societe Generale SA....................................   442,588   16,224,274
    Total SA............................................... 2,007,477  117,789,565
    Vivendi SA.............................................    73,806    1,780,076
                                                                      ------------
TOTAL FRANCE...............................................            364,718,214
                                                                      ------------
GERMANY -- (6.5%)
    Allianz SE, Sponsored ADR..............................   427,328    8,879,876
    Allianz SE.............................................    22,261    4,637,408
    BASF SE................................................    38,672    2,967,632
    Bayer AG...............................................   111,597    8,554,181
    Bayerische Motoren Werke AG............................   355,620   30,622,722
*   Commerzbank AG.........................................   714,631    6,728,899
    Continental AG.........................................    34,931    5,756,138
    Daimler AG.............................................   842,930   49,932,307
    Deutsche Bank AG.......................................   226,204    2,210,856
    Deutsche Bank AG.......................................   690,808    6,749,194
    Deutsche Lufthansa AG..................................   504,513   10,127,152
    Deutsche Telekom AG.................................... 1,350,731   22,154,253
    Evonik Industries AG...................................   151,097    4,674,303
    Fraport AG Frankfurt Airport Services Worldwide........    36,156    2,792,167
    Hannover Rueck SE......................................    17,043    2,291,957
    Hapag-Lloyd AG.........................................    22,613      836,132
    HeidelbergCement AG....................................   158,524   10,758,140
*   Innogy SE..............................................   102,775    4,289,787
    Muenchener Rueckversicherungs-Gesellschaft AG in
      Muenchen. ...........................................    62,318   13,385,002
    RWE AG.................................................   912,589   17,753,698
*   Talanx AG..............................................    70,139    2,506,156
    Telefonica Deutschland Holding AG......................   890,137    3,460,340
    Uniper SE..............................................   274,523    7,922,286
    Volkswagen AG..........................................    35,277    5,807,616
    Wacker Chemie AG.......................................    10,190      910,215
                                                                      ------------
TOTAL GERMANY..............................................            236,708,417
                                                                      ------------

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CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
HONG KONG -- (2.9%)
    BOC Aviation, Ltd......................................    321,000 $  2,300,946
    Cathay Pacific Airways, Ltd............................    896,000    1,141,571
    CK Asset Holdings, Ltd.................................    981,000    6,384,097
    CK Hutchison Holdings, Ltd.............................  2,105,348   21,205,315
    Guoco Group, Ltd.......................................      7,000      117,484
    Hang Lung Group, Ltd...................................  1,034,000    2,545,644
    Hang Lung Properties, Ltd..............................  1,104,000    2,001,190
    Henderson Land Development Co., Ltd....................    524,482    2,446,226
    Hopewell Holdings, Ltd.................................    291,331      900,155
    Kerry Properties, Ltd..................................    891,500    2,806,711
#   Melco International Development, Ltd...................    647,000    1,110,436
    MTR Corp., Ltd.........................................    502,715    2,439,290
    New World Development Co., Ltd.........................  6,577,799    8,368,043
    NWS Holdings, Ltd......................................  1,054,172    2,092,339
    Shangri-La Asia, Ltd...................................    822,000    1,122,847
#   Sino Land Co., Ltd.....................................  2,225,146    3,495,712
    SJM Holdings, Ltd......................................  2,311,000    1,872,702
    Sun Hung Kai Properties, Ltd...........................  1,360,934   17,686,942
    Swire Pacific, Ltd., Class A...........................    727,500    7,557,768
    Swire Pacific, Ltd., Class B...........................  1,142,500    1,844,071
    Tsim Sha Tsui Properties, Ltd..........................    261,125      868,585
    WH Group, Ltd..........................................  2,867,500    2,013,743
    Wharf Holdings, Ltd. (The).............................  1,785,000    4,462,143
    Wheelock & Co., Ltd....................................  1,105,000    5,907,348
    Yue Yuen Industrial Holdings, Ltd......................    906,500    2,489,034
                                                                       ------------
TOTAL HONG KONG............................................             105,180,342
                                                                       ------------
IRELAND -- (0.4%)
    AIB Group P.L.C........................................    181,715      876,107
    Bank of Ireland Group P.L.C............................    886,600    6,264,361
    CRH P.L.C..............................................     34,724    1,035,754
    CRH P.L.C., Sponsored ADR..............................    104,751    3,119,485
    Paddy Power Betfair P.L.C..............................     34,803    3,003,857
                                                                       ------------
TOTAL IRELAND..............................................              14,299,564
                                                                       ------------
ISRAEL -- (0.5%)
    Bank Hapoalim BM.......................................  1,099,295    7,436,890
    Bank Leumi Le-Israel BM................................  1,083,502    6,756,395
    First International Bank Of Israel, Ltd................     48,295    1,040,012
    Israel Discount Bank, Ltd., Class A....................    353,131    1,154,018
    Mizrahi Tefahot Bank, Ltd..............................     30,578      514,644
                                                                       ------------
TOTAL ISRAEL...............................................              16,901,959
                                                                       ------------
ITALY -- (1.7%)
    Assicurazioni Generali SpA.............................    467,297    7,540,695
    Eni SpA................................................    177,842    3,158,430
*   Fiat Chrysler Automobiles NV...........................    814,171   12,390,413
*   Fiat Chrysler Automobiles NV...........................    247,395    3,738,138
    Intesa Sanpaolo SpA....................................  2,870,472    6,358,309
    Mediobanca Banca di Credito Finanziario SpA............    535,906    4,693,344
*   Telecom Italia SpA..................................... 20,169,177   11,862,574
*   Telecom Italia SpA, Sponsored ADR......................     79,489      472,960
    UniCredit SpA..........................................  1,026,287   13,121,240
                                                                       ------------
TOTAL ITALY................................................              63,336,103
                                                                       ------------
JAPAN -- (23.2%)
    AGC, Inc...............................................    267,500    8,761,811

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    Aisin Seiki Co., Ltd...................................    99,200 $ 3,879,836
    Alfresa Holdings Corp..................................    75,000   2,000,375
    Amada Holdings Co., Ltd................................   242,800   2,287,379
    Aoyama Trading Co., Ltd................................    28,600     865,249
    Asahi Kasei Corp.......................................   394,500   4,733,388
    Bank of Kyoto, Ltd. (The)..............................    29,600   1,329,101
    Canon Marketing Japan, Inc.............................    54,100   1,023,736
    Chiba Bank, Ltd. (The).................................   395,000   2,498,912
    Chugoku Bank, Ltd. (The)...............................    91,100     818,069
    Citizen Watch Co., Ltd.................................   388,400   2,235,615
    Coca-Cola Bottlers Japan Holdings, Inc.................   138,475   3,624,055
    Concordia Financial Group, Ltd.........................   716,000   3,276,959
    Credit Saison Co., Ltd.................................   110,000   1,746,803
    Dai Nippon Printing Co., Ltd...........................   142,700   3,201,831
    Daicel Corp............................................   307,500   3,253,047
    Daido Steel Co., Ltd...................................    33,100   1,362,744
    Dai-ichi Life Holdings, Inc............................   541,800  10,167,050
#   Daio Paper Corp........................................    15,300     198,363
    Daiwa Securities Group, Inc............................ 1,416,000   8,120,349
    DeNA Co., Ltd..........................................   138,500   2,303,784
    Denka Co., Ltd.........................................    84,000   2,731,907
    Denso Corp.............................................   149,833   6,683,410
    Dentsu, Inc............................................    10,700     496,264
    DIC Corp...............................................    94,600   2,791,657
    Dowa Holdings Co., Ltd.................................    41,800   1,216,515
    Ebara Corp.............................................    83,800   2,440,780
    FUJIFILM Holdings Corp.................................   185,400   8,018,619
    Fukuoka Financial Group, Inc...........................   116,600   2,864,947
    Fukuyama Transporting Co., Ltd.........................    19,700     763,366
    Furukawa Electric Co., Ltd.............................    85,300   2,302,002
    Fuyo General Lease Co., Ltd............................     2,000     111,104
    Glory, Ltd.............................................    42,500     989,671
    GS Yuasa Corp..........................................    10,400     213,483
    Gunma Bank, Ltd. (The).................................   208,000     941,690
    H2O Retailing Corp.....................................   105,000   1,631,406
    Hachijuni Bank, Ltd. (The).............................   217,000     916,577
    Hankyu Hanshin Holdings, Inc...........................   194,300   6,417,853
    Heiwa Corp.............................................    47,300   1,081,753
    Hiroshima Bank, Ltd. (The).............................   144,000     888,206
    Hitachi Capital Corp...................................    56,700   1,390,235
    Hitachi Chemical Co., Ltd..............................   113,800   1,793,719
    Hitachi Metals, Ltd....................................   288,700   3,394,799
    Hitachi Transport System, Ltd..........................    31,585     811,060
    Hitachi, Ltd...........................................   786,800  24,052,629
    Hokuhoku Financial Group, Inc..........................    59,000     730,930
    Honda Motor Co., Ltd................................... 1,399,700  39,955,180
    House Foods Group, Inc.................................    15,100     434,298
    Ibiden Co., Ltd........................................   144,200   1,780,604
    Idemitsu Kosan Co., Ltd................................   182,400   8,263,205
    Iida Group Holdings Co., Ltd...........................   183,300   3,336,578
    Isetan Mitsukoshi Holdings, Ltd........................   138,200   1,615,184
    ITOCHU Corp............................................   519,600   9,636,477
    Itoham Yonekyu Holdings, Inc...........................    25,300     159,325
    Iyo Bank, Ltd. (The)...................................   127,118     753,958
    J Front Retailing Co., Ltd.............................   310,300   4,066,266
    Japan Post Holdings Co., Ltd...........................   358,300   4,248,894
    JFE Holdings, Inc......................................   440,592   8,279,417
    JGC Corp...............................................    21,500     416,172
    JSR Corp...............................................   156,000   2,324,895

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CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
JAPAN -- (Continued)
    JTEKT Corp.............................................   284,300 $ 3,537,156
    JXTG Holdings, Inc..................................... 2,647,886  17,891,719
    Kamigumi Co., Ltd......................................    93,000   1,919,022
    Kandenko Co., Ltd......................................   115,700   1,178,530
    Kaneka Corp............................................    68,600   2,867,199
    Kawasaki Heavy Industries, Ltd.........................   161,100   3,817,816
*   Kawasaki Kisen Kaisha, Ltd.............................    57,650     768,215
    Kobe Steel, Ltd........................................   394,200   3,169,490
    Kokuyo Co., Ltd........................................    24,700     389,930
    Konica Minolta, Inc....................................   624,500   6,181,544
    K's Holdings Corp......................................   105,800   1,336,564
    Kuraray Co., Ltd.......................................   491,400   6,749,632
    Kurita Water Industries, Ltd...........................    11,100     273,394
    Kyushu Financial Group, Inc............................   149,510     659,791
    LIXIL Group Corp.......................................   321,540   5,054,838
    Maeda Corp.............................................    84,500     954,821
    Marubeni Corp..........................................   924,500   7,496,483
    Maruichi Steel Tube, Ltd...............................    10,000     288,141
    Mazda Motor Corp.......................................   778,400   8,290,803
    Mebuki Financial Group, Inc............................   382,218   1,163,992
    Medipal Holdings Corp..................................   155,100   3,320,084
    Mitsubishi Chemical Holdings Corp...................... 1,040,900   8,114,226
    Mitsubishi Corp........................................   761,900  21,443,896
    Mitsubishi Gas Chemical Co., Inc.......................   202,300   3,395,845
    Mitsubishi Heavy Industries, Ltd.......................   284,000  10,011,487
    Mitsubishi Logistics Corp..............................    21,500     492,897
    Mitsubishi Materials Corp..............................   153,400   4,246,862
    Mitsubishi Motors Corp.................................    52,800     331,651
    Mitsubishi Tanabe Pharma Corp..........................    73,500   1,085,663
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.... 1,689,980  10,173,680
    Mitsubishi UFJ Financial Group, Inc.................... 3,959,034  23,962,008
    Mitsubishi UFJ Lease & Finance Co., Ltd................   532,800   2,738,171
    Mitsui Chemicals, Inc..................................   248,000   5,561,190
    Mitsui Fudosan Co., Ltd................................   288,400   6,495,411
    Mitsui OSK Lines, Ltd..................................   145,900   3,546,036
    Mizuho Financial Group, Inc............................ 7,205,800  12,374,974
    MS&AD Insurance Group Holdings, Inc....................   205,863   6,183,551
    Nagase & Co., Ltd......................................    64,900   1,019,389
    NEC Corp...............................................   365,800  10,500,369
    NGK Spark Plug Co., Ltd................................    13,400     271,152
    NH Foods, Ltd..........................................   124,000   4,276,244
    NHK Spring Co., Ltd....................................   255,800   2,190,332
    Nikon Corp.............................................    34,400     599,683
    Nippo Corp.............................................    66,000   1,082,084
    Nippon Electric Glass Co., Ltd.........................    73,700   1,856,907
    Nippon Express Co., Ltd................................    87,500   5,521,995
    Nippon Kayaku Co., Ltd.................................    90,100   1,072,296
    Nippon Paper Industries Co., Ltd.......................   120,800   2,188,635
    Nippon Shokubai Co., Ltd...............................    32,400   2,090,365
    Nippon Steel & Sumitomo Metal Corp.....................   611,400  11,277,988
    Nippon Yusen K.K.......................................   215,500   3,475,133
    Nipro Corp.............................................    64,800     825,177
    Nishi-Nippon Financial Holdings, Inc...................    39,600     376,321
    Nissan Motor Co., Ltd.................................. 1,904,600  17,327,589
    Nisshinbo Holdings, Inc................................   160,700   1,769,087
    NOK Corp...............................................   120,100   1,728,100
    Nomura Holdings, Inc................................... 2,568,600  12,334,311
    Nomura Real Estate Holdings, Inc.......................   142,200   2,671,220
    NSK, Ltd...............................................   321,000   3,171,459

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
JAPAN -- (Continued)
    NTN Corp...............................................   517,100 $  1,891,365
    Obayashi Corp..........................................   707,200    6,243,314
    Oji Holdings Corp...................................... 1,173,000    8,329,617
    Rengo Co., Ltd.........................................   223,900    1,951,721
    Resona Holdings, Inc................................... 1,344,700    7,073,169
    Ricoh Co., Ltd.........................................   730,100    7,288,061
    Sankyo Co., Ltd........................................    17,300      660,526
    Sawai Pharmaceutical Co., Ltd..........................     4,600      233,183
    Sega Sammy Holdings, Inc...............................   128,600    1,651,263
    Seino Holdings Co., Ltd................................   122,500    1,696,424
    Sekisui House, Ltd.....................................   864,400   12,686,817
    Shimamura Co., Ltd.....................................    19,400    1,631,822
    Shimizu Corp...........................................   173,500    1,408,360
    Shinsei Bank, Ltd......................................    93,900    1,430,378
    Shizuoka Bank, Ltd. (The)..............................   303,000    2,650,950
    Sojitz Corp............................................ 1,035,300    3,481,673
    Sompo Holdings, Inc....................................   159,660    6,585,258
    Sumitomo Chemical Co., Ltd............................. 2,387,000   11,957,407
    Sumitomo Corp..........................................   392,500    5,952,916
    Sumitomo Dainippon Pharma Co., Ltd.....................    27,800      580,845
    Sumitomo Electric Industries, Ltd...................... 1,007,200   13,735,779
    Sumitomo Forestry Co., Ltd.............................   169,700    2,518,144
    Sumitomo Heavy Industries, Ltd.........................   156,100    4,909,465
    Sumitomo Metal Mining Co., Ltd.........................   243,100    7,654,256
    Sumitomo Mitsui Financial Group, Inc...................   899,227   35,011,485
    Sumitomo Mitsui Trust Holdings, Inc....................   145,200    5,769,301
    Sumitomo Osaka Cement Co., Ltd.........................     5,200      193,195
    Sumitomo Rubber Industries, Ltd........................   232,900    3,340,878
    Suzuken Co., Ltd.......................................    37,400    1,893,015
    T&D Holdings, Inc......................................   414,100    6,619,683
    Taiheiyo Cement Corp...................................   149,700    4,405,174
    Takashimaya Co., Ltd...................................   127,500    2,006,555
    TDK Corp...............................................    47,900    4,130,420
    Teijin, Ltd............................................   243,400    4,219,751
    Toda Corp..............................................   173,800    1,169,531
    Toho Holdings Co., Ltd.................................    40,700    1,066,220
    Tokai Rika Co., Ltd....................................    52,400      955,466
    Tokio Marine Holdings, Inc.............................   171,700    8,089,152
    Tokyo Tatemono Co., Ltd................................   240,500    2,586,613
    Tokyu Fudosan Holdings Corp............................   593,700    3,345,107
    Toray Industries, Inc..................................    29,800      211,380
    Tosoh Corp.............................................   352,900    4,646,207
    Toyo Seikan Group Holdings, Ltd........................   171,100    3,490,749
    Toyoda Gosei Co., Ltd..................................    81,000    1,746,981
    Toyota Motor Corp., Sponsored ADR......................    38,605    4,518,715
    Toyota Motor Corp...................................... 1,640,788   96,118,887
    Toyota Tsusho Corp.....................................   253,000    9,130,419
    TS Tech Co., Ltd.......................................    28,200      811,598
    Ube Industries, Ltd....................................   131,600    2,866,598
*   Universal Entertainment Corp...........................     5,500      166,735
    Wacoal Holdings Corp...................................    19,400      534,875
#   Yamada Denki Co., Ltd..................................   628,000    2,961,239
    Yamaguchi Financial Group, Inc.........................   107,000    1,126,621
    Yokohama Rubber Co., Ltd. (The)........................   153,300    2,969,636
    Zeon Corp..............................................   175,900    1,698,813
                                                                      ------------
TOTAL JAPAN................................................            845,729,751
                                                                      ------------
NETHERLANDS -- (3.5%)
    ABN AMRO Group NV......................................   280,576    6,881,852

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
NETHERLANDS -- (Continued)
    Aegon NV............................................... 1,546,045 $  9,481,343
    Aegon NV...............................................    25,347      154,110
    Akzo Nobel NV..........................................    61,497    5,163,596
    ArcelorMittal..........................................   393,472    9,818,298
    ArcelorMittal..........................................   209,997    5,226,839
    ASR Nederland NV.......................................     5,327      241,831
    Coca-Cola European Partners P.L.C......................     9,297      421,103
    ING Groep NV, Sponsored ADR............................    96,251    1,136,724
    ING Groep NV........................................... 1,741,138   20,599,389
    Koninklijke Ahold Delhaize NV.......................... 1,350,935   30,923,590
    Koninklijke DSM NV.....................................   203,445   17,762,540
    Koninklijke Philips NV.................................   241,164    8,994,413
    Koninklijke Philips NV.................................    43,701    1,626,988
    Koninklijke Vopak NV...................................    45,233    2,045,574
    NN Group NV............................................   197,399    8,475,947
    Randstad NV............................................     5,814      292,518
                                                                      ------------
TOTAL NETHERLANDS..........................................            129,246,655
                                                                      ------------
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd...................................   749,639    1,370,603
    Auckland International Airport, Ltd....................   595,195    2,721,866
    EBOS Group, Ltd........................................    45,291      617,335
*   Fletcher Building, Ltd.................................   459,562    1,820,291
    Fonterra Co-operative Group, Ltd.......................    92,760      295,150
    SKYCITY Entertainment Group, Ltd.......................    84,477      211,564
                                                                      ------------
TOTAL NEW ZEALAND..........................................              7,036,809
                                                                      ------------
NORWAY -- (0.9%)
    Aker ASA, Class A......................................    18,445    1,401,226
    Austevoll Seafood ASA..................................    84,011    1,350,147
    DNB ASA................................................   532,388    9,618,336
    Equinor ASA............................................   131,020    3,389,000
    Equinor ASA, Sponsored ADR.............................    55,613    1,429,254
    Norsk Hydro ASA........................................ 1,048,064    5,435,031
    SpareBank 1 SR-Bank ASA................................   120,111    1,335,242
    Storebrand ASA.........................................   285,931    2,376,330
    Subsea 7 SA............................................   269,392    3,381,212
    Yara International ASA.................................    75,608    3,246,859
                                                                      ------------
TOTAL NORWAY...............................................             32,962,637
                                                                      ------------
PORTUGAL -- (0.0%)
    EDP Renovaveis SA......................................   189,207    1,699,774
                                                                      ------------
SINGAPORE -- (1.0%)
    CapitaLand, Ltd........................................ 2,368,000    5,378,879
    City Developments, Ltd.................................   506,600    2,895,169
    Frasers Property, Ltd..................................   282,800      322,387
    Golden Agri-Resources, Ltd............................. 4,395,700      810,435
    Hongkong Land Holdings, Ltd............................   349,600    2,070,317
    Hutchison Port Holdings Trust..........................   240,400       59,136
    Keppel Corp., Ltd...................................... 1,673,100    7,496,239
    Olam International, Ltd................................   261,100      339,567
    Sembcorp Industries, Ltd............................... 1,971,600    4,025,177
    Singapore Airlines, Ltd................................   959,700    6,578,817
    United Industrial Corp., Ltd...........................   339,701      687,146
    UOL Group, Ltd.........................................   272,807    1,188,249

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
SINGAPORE -- (Continued)
    Wilmar International, Ltd..............................  1,363,400 $ 3,114,430
                                                                       -----------
TOTAL SINGAPORE............................................             34,965,948
                                                                       -----------
SOUTH AFRICA -- (0.1%)
    Nedbank Group, Ltd.....................................     32,867     555,622
    Old Mutual, Ltd........................................  1,023,379   1,542,863
                                                                       -----------
TOTAL SOUTH AFRICA.........................................              2,098,485
                                                                       -----------
SPAIN -- (2.6%)
    Banco de Sabadell SA...................................  6,439,250   8,477,958
    Banco Santander SA..................................... 12,032,105  57,248,199
    Banco Santander SA, Sponsored ADR......................      2,064       9,866
    Bankia SA..............................................     72,063     226,354
    Iberdrola S.A..........................................      1,193       8,442
    Repsol SA..............................................  1,639,072  29,288,322
                                                                       -----------
TOTAL SPAIN................................................             95,259,141
                                                                       -----------
SWEDEN -- (2.5%)
#   BillerudKorsnas AB.....................................    154,422   1,829,201
    Boliden AB.............................................    333,548   7,617,143
    Dometic Group AB.......................................    126,287     881,973
    Getinge AB, Class B....................................    168,198   1,649,912
    Holmen AB, Class B.....................................    132,392   3,030,922
    Husqvarna AB, Class B..................................     89,658     676,510
#   ICA Gruppen AB.........................................    106,391   3,764,051
#   Intrum AB..............................................     35,450     904,199
    Millicom International Cellular SA.....................     67,782   3,825,087
    Nordea Bank Abp........................................  1,652,300  14,359,933
    Skandinaviska Enskilda Banken AB, Class A..............  1,184,837  12,261,163
    SKF AB, Class B........................................    164,524   2,637,668
    SSAB AB, Class A.......................................    186,253     743,573
    SSAB AB, Class B.......................................    449,011   1,456,166
    Svenska Cellulosa AB SCA, Class A......................      4,705      45,519
    Svenska Cellulosa AB SCA, Class B......................    616,543   5,828,462
    Svenska Handelsbanken AB, Class A......................    564,288   6,133,719
    Svenska Handelsbanken AB, Class B......................     16,634     184,259
    Swedbank AB, Class A...................................    227,287   5,112,714
    Tele2 AB, Class B......................................     16,872     191,586
    Telefonaktiebolaget LM Ericsson, Class B...............    429,153   3,736,531
    Telia Co. AB...........................................  2,250,392  10,130,119
    Trelleborg AB, Class B.................................    266,674   4,811,440
                                                                       -----------
TOTAL SWEDEN...............................................             91,811,850
                                                                       -----------
SWITZERLAND -- (8.5%)
    Adecco Group AG........................................    150,583   7,374,054
    Baloise Holding AG.....................................     51,160   7,312,454
    Banque Cantonale Vaudoise..............................      1,038     775,816
    Cie Financiere Richemont SA............................    390,933  28,573,521
    Clariant AG............................................    468,021  10,087,200
    Credit Suisse Group AG.................................    575,806   7,527,890
    Credit Suisse Group AG, Sponsored ADR..................     68,468     885,294
    Dufry AG...............................................     45,906   5,172,681
    Flughafen Zurich AG....................................     23,031   4,551,680
    Helvetia Holding AG....................................      1,462     895,512
    Julius Baer Group, Ltd.................................    163,399   7,451,773
    LafargeHolcim, Ltd.....................................    282,389  13,077,558
    LafargeHolcim, Ltd.....................................    116,138   5,346,794

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- ------------
SWITZERLAND -- (Continued)
    Lonza Group AG.........................................      3,250 $  1,021,928
    Novartis AG, Sponsored ADR.............................    294,324   25,741,577
    Novartis AG............................................    660,996   57,884,937
    Swatch Group AG (The)..................................     37,708   12,736,764
    Swatch Group AG (The)..................................     65,209    4,352,749
    Swiss Life Holding AG..................................     30,439   11,482,039
    Swiss Re AG............................................    192,794   17,396,323
    Swisscom AG............................................     14,146    6,477,193
    UBS Group AG...........................................  1,836,835   25,673,653
*   UBS Group AG...........................................    333,177    4,631,160
    Vifor Pharma AG........................................     17,294    2,499,484
    Zurich Insurance Group AG..............................    133,732   41,521,263
                                                                       ------------
TOTAL SWITZERLAND..........................................             310,451,297
                                                                       ------------
UNITED KINGDOM -- (15.8%)
    Anglo American P.L.C...................................  1,571,950   33,550,721
    Antofagasta P.L.C......................................    243,456    2,436,999
    Aviva P.L.C............................................  3,747,107   20,477,510
    Barclays P.L.C., Sponsored ADR.........................    929,928    8,174,067
    Barclays P.L.C.........................................  1,986,508    4,376,884
    Barratt Developments P.L.C.............................  1,109,707    7,278,536
    BP P.L.C., Sponsored ADR...............................  2,542,136  110,252,450
    British American Tobacco P.L.C., Sponsored ADR.........     59,778    2,594,365
    British American Tobacco P.L.C.........................    344,163   14,919,557
    Glencore P.L.C.........................................  7,476,559   30,427,048
    GVC Holdings P.L.C.....................................     44,435      532,259
    HSBC Holdings P.L.C....................................  1,825,724   15,024,984
    HSBC Holdings P.L.C., Sponsored ADR....................  1,280,613   52,620,388
    Investec P.L.C.........................................    125,642      776,790
    J Sainsbury P.L.C......................................  2,288,689    9,093,118
    John Wood Group P.L.C..................................    310,806    2,832,762
    Kingfisher P.L.C.......................................  2,586,628    8,399,203
    Lloyds Banking Group P.L.C............................. 55,268,044   40,331,226
    Lloyds Banking Group P.L.C., ADR.......................    386,353    1,108,833
    Mediclinic International P.L.C.........................     59,285      284,919
    Melrose Industries P.L.C...............................     66,971      144,162
    Micro Focus International P.L.C........................     43,408      672,920
    Micro Focus International P.L.C., Sponsored ADR........     11,587      177,745
    Pearson P.L.C..........................................    378,835    4,352,034
    Pearson P.L.C., Sponsored ADR..........................     81,064      924,130
    Royal Bank of Scotland Group P.L.C., Sponsored ADR.....    576,219    3,514,936
    Royal Dutch Shell P.L.C., Class A......................    159,771    5,090,000
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......    928,485   58,670,951
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......    804,395   52,856,795
    Royal Mail P.L.C.......................................    582,734    2,675,289
    Shire P.L.C., ADR......................................     18,776    3,413,477
    Shire P.L.C............................................    161,734    9,760,792
    Standard Chartered P.L.C...............................  1,132,407    7,936,709
    Standard Life Aberdeen P.L.C...........................    423,531    1,462,808
    Tesco P.L.C............................................    146,824      399,864
    Vodafone Group P.L.C................................... 20,021,312   37,650,841
    Vodafone Group P.L.C., Sponsored ADR...................    490,086    9,277,321
    Wm Morrison Supermarkets P.L.C.........................  3,050,888    9,665,791
    WPP P.L.C..............................................      5,274       59,679
                                                                       ------------
TOTAL UNITED KINGDOM.......................................             574,198,863
                                                                       ------------

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                Shares      Value>>
                                                              ---------- --------------
UNITED STATES -- (0.4%)
*     Linde P.L.C............................................     88,073 $   14,449,579
                                                                         --------------
TOTAL COMMON STOCKS..........................................             3,591,318,865
                                                                         --------------
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Bayerische Motoren Werke AG............................     55,330      4,167,264
      Porsche Automobil Holding SE...........................     92,394      5,875,796
      Volkswagen AG..........................................    195,267     32,805,426
                                                                         --------------
TOTAL GERMANY................................................                42,848,486
                                                                         --------------
RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
*     Banco Santander SA Rights 11/01/18..................... 12,032,105        467,446
                                                                         --------------
TOTAL INVESTMENT SECURITIES..................................             3,634,634,797
                                                                         --------------

                                                                            Value+
                                                                         --------------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S)  DFA Short Term Investment Fund.........................    820,375      9,491,733
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,527,798,561)..........            $3,644,126,530
                                                                         ==============

As of October 31, 2018, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                              Unrealized
                               Number of Expiration  Notional     Market     Appreciation
Description                    Contracts    Date      Value       Value     (Depreciation)
-----------                    --------- ---------- ----------- ----------- --------------
Long Position Contracts:
MSCI EAFE Index Future........    41      12/21/18  $ 3,979,194 $ 3,715,625  $  (263,569)
S&P 500 (R) Emini Index.......    87      12/21/18   12,586,298  11,793,285     (793,013)
                                                    ----------- -----------  ------------
Total Futures Contracts.......                      $16,565,492 $15,508,910  $(1,056,582)
                                                    =========== ===========  ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      Investments in Securities (Market Value)
                                                   ----------------------------------------------
                                                     Level 1      Level 2    Level 3    Total
                                                   ------------ ------------ ------- ------------
Common Stocks
   Australia...................................... $  1,112,987 $193,867,958   --    $194,980,945
   Austria........................................           --    4,243,544   --       4,243,544
   Belgium........................................           --   44,666,477   --      44,666,477
   Canada.........................................  309,023,618           --   --     309,023,618
   Denmark........................................           --   58,847,471   --      58,847,471
   Finland........................................           --   38,501,422   --      38,501,422
   France.........................................           --  364,718,214   --     364,718,214
   Germany........................................   15,629,070  221,079,347   --     236,708,417
   Hong Kong......................................           --  105,180,342   --     105,180,342
   Ireland........................................    3,119,485   11,180,079   --      14,299,564
   Israel.........................................           --   16,901,959   --      16,901,959
   Italy..........................................    4,211,098   59,125,005   --      63,336,103
   Japan..........................................   14,692,395  831,037,356   --     845,729,751

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                        Investments in Securities(Market Value)
                                                   --------------------------------------------------
                                                     Level 1       Level 2     Level 3     Total
                                                   ------------ -------------- ------- --------------
   Netherlands.................................... $  8,144,661 $  121,101,994   --    $  129,246,655
   New Zealand....................................           --      7,036,809   --         7,036,809
   Norway.........................................    1,429,254     31,533,383   --        32,962,637
   Portugal.......................................           --      1,699,774   --         1,699,774
   Singapore......................................           --     34,965,948   --        34,965,948
   South Africa...................................           --      2,098,485   --         2,098,485
   Spain..........................................        9,866     95,249,275   --        95,259,141
   Sweden.........................................           --     91,811,850   --        91,811,850
   Switzerland....................................   31,258,031    279,193,266   --       310,451,297
   United Kingdom.................................  303,585,458    270,613,405   --       574,198,863
   United States..................................   14,449,579             --   --        14,449,579
Preferred Stocks
   Germany........................................           --     42,848,486   --        42,848,486
Rights/Warrants
   Spain..........................................           --        467,446   --           467,446
Securities Lending Collateral.....................           --      9,491,733   --         9,491,733
Futures Contracts**...............................  (1,056,582)             --   --       (1,056,582)
                                                   ------------ --------------   --    --------------
TOTAL............................................. $705,608,920 $2,937,461,028   --    $3,643,069,948
                                                   ============ ==============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares    Value>>
                                                            --------- ----------
COMMON STOCKS -- (98.6%)
AUSTRALIA -- (4.7%)
    Accent Group, Ltd......................................    68,717 $   60,811
    Adacel Technologies, Ltd...............................    17,466     19,283
    Adairs, Ltd............................................    22,846     28,302
    Adelaide Brighton, Ltd.................................   170,983    687,718
    AGL Energy, Ltd........................................    39,633    506,131
    Ainsworth Game Technology, Ltd.........................    68,128     49,374
    Alliance Aviation Services, Ltd........................     7,329     12,390
    ALS, Ltd...............................................    38,796    224,987
    Altium, Ltd............................................    35,665    555,995
    Alumina, Ltd...........................................   179,558    325,868
    AMA Group, Ltd.........................................    62,829     40,601
    Amaysim Australia, Ltd.................................    36,375     29,451
    Amcor, Ltd.............................................   147,315  1,390,095
    AMP, Ltd...............................................   795,897  1,395,629
    Ansell, Ltd............................................    33,195    547,263
    AP Eagers, Ltd.........................................    17,839     92,834
    APA Group..............................................    96,929    660,086
    Apollo Tourism & Leisure, Ltd..........................    45,025     45,025
    Appen, Ltd.............................................    27,457    208,458
    ARB Corp., Ltd.........................................    22,424    275,821
    Aristocrat Leisure, Ltd................................    82,577  1,556,075
    ARQ Group, Ltd.........................................    15,983     24,832
    Asaleo Care, Ltd.......................................   268,124    133,021
    ASX, Ltd...............................................     6,051    254,146
    Atlas Arteria, Ltd.....................................   165,976    804,016
    AUB Group, Ltd.........................................     7,864     75,226
    Aurizon Holdings, Ltd..................................   463,900  1,382,114
    Ausdrill, Ltd..........................................   276,329    336,823
    AusNet Services........................................   316,041    383,331
    Austal, Ltd............................................   107,710    136,910
    Australia & New Zealand Banking Group, Ltd.............   276,975  5,098,184
*   Australian Agricultural Co., Ltd.......................   172,205    161,483
    Australian Pharmaceutical Industries, Ltd..............   177,664    192,977
    Auswide Bank, Ltd......................................     1,410      5,185
    Automotive Holdings Group, Ltd.........................   129,771    166,416
    Aveo Group.............................................   128,183    167,698
    AVJennings, Ltd........................................     8,932      3,830
    Baby Bunting Group, Ltd................................     9,308     14,528
    Bank of Queensland, Ltd................................   113,242    776,262
    Bapcor, Ltd............................................    60,860    295,235
    Beach Energy, Ltd...................................... 1,032,334  1,285,871
*   Beadell Resources, Ltd.................................   320,143     12,813
    Bega Cheese, Ltd.......................................    56,238    238,201
*   Bellamy's Australia, Ltd...............................    25,370    130,605
    Bendigo & Adelaide Bank, Ltd...........................   157,945  1,147,712
    BHP Billiton, Ltd......................................   414,517  9,564,420
    BHP Billiton, Ltd., Sponsored ADR......................    44,166  2,039,586
    Blackmores, Ltd........................................     4,915    423,823
    BlueScope Steel, Ltd...................................   291,568  2,988,753
    Boral, Ltd.............................................   263,913  1,051,369
    Brambles, Ltd..........................................   100,191    754,734
    Breville Group, Ltd....................................    33,086    288,214
    Brickworks, Ltd........................................    33,610    402,426
*   Buru Energy, Ltd.......................................   110,733     19,995
    BWX, Ltd...............................................    20,231     36,551
    Cabcharge Australia, Ltd...............................   155,604    227,770
    Caltex Australia, Ltd..................................    53,431  1,069,091

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
    Capilano Honey, Ltd....................................     1,377 $   19,253
*   Cardno, Ltd............................................    99,590     71,780
    carsales.com, Ltd......................................    81,535    706,709
*   Cash Converters International, Ltd.....................    96,321     18,088
    Cedar Woods Properties, Ltd............................    10,567     39,686
    Challenger, Ltd........................................   130,722    952,030
    CIMIC Group, Ltd.......................................     6,127    205,714
    Class, Ltd.............................................    24,575     32,068
*   Clean Seas Seafood, Ltd................................   451,591     17,567
    Cleanaway Waste Management, Ltd........................   874,256  1,117,594
    Clinuvel Pharmaceuticals, Ltd..........................     2,372     26,900
    Coca-Cola Amatil, Ltd..................................    83,006    584,171
    Cochlear, Ltd..........................................    10,902  1,373,795
    Codan, Ltd.............................................    45,083     96,015
    Collins Foods, Ltd.....................................    61,691    280,208
    Commonwealth Bank of Australia.........................   143,493  7,055,671
    Computershare, Ltd.....................................    58,836    826,215
*   Cooper Energy, Ltd.....................................   527,596    173,979
    Corporate Travel Management, Ltd.......................    23,584    336,546
    Costa Group Holdings, Ltd..............................   107,424    465,451
    Credit Corp. Group, Ltd................................    19,040    257,579
    Crown Resorts, Ltd.....................................    45,208    402,255
*   CSG, Ltd...............................................    89,104     12,058
    CSL, Ltd...............................................    29,062  3,879,694
    CSR, Ltd...............................................   299,296    750,792
    Data#3, Ltd............................................    31,676     33,746
*   Decmil Group, Ltd......................................    48,772     26,452
    Dicker Data, Ltd.......................................    13,335     27,145
    Domain Holdings Australia, Ltd.........................    87,389    153,738
    Domino's Pizza Enterprises, Ltd........................    21,701    831,729
    Donaco International, Ltd..............................    23,050      2,533
*   Doray Minerals, Ltd....................................    35,975      9,078
    Downer EDI, Ltd........................................   201,711    993,095
    DuluxGroup, Ltd........................................   147,386    774,726
    DWS, Ltd...............................................    30,792     25,527
    Eclipx Group, Ltd......................................    99,955    171,978
    Elders, Ltd............................................    47,033    243,491
*   Ellex Medical Lasers, Ltd..............................    26,958     12,385
*   EML Payments, Ltd......................................    12,108     13,417
*   Energy World Corp., Ltd................................   623,929     73,116
    EQT Holdings, Ltd......................................     3,382     53,777
    ERM Power, Ltd.........................................    46,362     53,808
    Estia Health, Ltd......................................    80,490    116,668
    EVENT Hospitality and Entertainment, Ltd...............    51,003    485,174
    Evolution Mining, Ltd..................................   635,228  1,344,518
    Fairfax Media, Ltd..................................... 1,013,829    461,390
    Fleetwood Corp., Ltd. (6341855)........................    18,528     29,195
    Flight Centre Travel Group, Ltd........................    20,167    665,249
    Fortescue Metals Group, Ltd............................   678,361  1,930,839
    G8 Education, Ltd......................................   174,453    253,845
    GBST Holdings, Ltd.....................................     6,127      7,409
    Genworth Mortgage Insurance Australia, Ltd.............   113,542    181,341
    GrainCorp, Ltd., Class A...............................    98,244    574,308
    Greencross, Ltd........................................    51,517    165,471
    GUD Holdings, Ltd......................................    32,532    285,221
    GWA Group, Ltd.........................................   123,817    242,138
    Hansen Technologies, Ltd...............................    54,083    132,996
    Harvey Norman Holdings, Ltd............................   308,343    698,001
    Healthscope, Ltd.......................................   723,408  1,085,352

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
    Helloworld Travel, Ltd.................................     9,009 $   35,209
*   Horizon Oil, Ltd.......................................   251,263     25,711
    HT&E, Ltd..............................................   127,805    176,118
    Huon Aquaculture Group, Ltd............................     6,619     21,271
    IDP Education, Ltd.....................................    37,995    248,348
    Iluka Resources, Ltd...................................    50,898    292,318
*   Imdex, Ltd.............................................    88,365     71,985
    IMF Bentham, Ltd.......................................    75,412    158,011
    Incitec Pivot, Ltd.....................................   388,117  1,075,418
    Independence Group NL..................................   181,347    520,571
    Infomedia, Ltd.........................................    91,828     72,813
    Inghams Group, Ltd.....................................    37,987    105,028
    Insurance Australia Group, Ltd.........................   107,146    518,231
    Integrated Research, Ltd...............................    39,117     58,937
    InvoCare, Ltd..........................................    42,790    368,277
    IOOF Holdings, Ltd.....................................    65,251    315,600
    IPH, Ltd...............................................    91,500    351,269
    IRESS, Ltd.............................................    46,307    356,744
    iSelect, Ltd...........................................   138,718     64,141
    iSentia Group, Ltd.....................................    80,415     14,006
    IVE Group, Ltd.........................................    19,021     27,524
    James Hardie Industries P.L.C..........................    33,952    453,526
    James Hardie Industries P.L.C., Sponsored ADR..........     6,180     82,688
    Japara Healthcare, Ltd.................................    45,042     35,922
#   JB Hi-Fi, Ltd..........................................    64,792  1,055,801
    Jumbo Interactive, Ltd.................................     8,083     41,093
*   Kingsgate Consolidated, Ltd............................    46,498      5,447
    Link Administration Holdings, Ltd......................    25,626    136,564
*   Lynas Corp., Ltd.......................................   133,958    198,226
    MACA, Ltd..............................................    97,610     83,280
*   Macmahon Holdings, Ltd.................................   196,207     32,709
    Macquarie Group, Ltd...................................    70,545  5,882,918
    Magellan Financial Group, Ltd..........................    26,882    509,498
    MaxiTRANS Industries, Ltd..............................    33,340     12,766
*   Mayne Pharma Group, Ltd................................   347,423    276,297
    McMillan Shakespeare, Ltd..............................    26,857    314,985
    McPherson's, Ltd.......................................    51,205     50,601
    Medibank Pvt, Ltd......................................   350,542    695,043
*   Medusa Mining, Ltd.....................................    96,557     22,222
*   Mesoblast, Ltd.........................................   133,807    189,885
    Metals X, Ltd..........................................   359,249    118,739
    Metcash, Ltd...........................................   536,366  1,048,304
    Michael Hill International, Ltd........................    12,057      5,635
*   Millennium Minerals, Ltd...............................    74,492     10,864
    Mineral Resources, Ltd.................................   104,864  1,064,044
*   MMA Offshore, Ltd......................................   266,586     45,278
    MNF Group, Ltd.........................................     7,840     22,908
    Monadelphous Group, Ltd................................    35,105    359,235
    Monash IVF Group, Ltd..................................    92,432     59,349
    Money3 Corp., Ltd......................................    84,184     97,388
    Mortgage Choice, Ltd...................................    33,757     28,898
    Motorcycle Holdings, Ltd...............................     5,984     11,104
    Myer Holdings, Ltd..................................... 2,680,499    865,325
    MYOB Group, Ltd........................................   162,116    387,688
    MyState, Ltd...........................................     7,947     25,900
    National Australia Bank, Ltd...........................   276,484  4,951,696
    Navigator Global Investments, Ltd......................    33,262    105,819
    Navitas, Ltd...........................................    82,798    298,461
*   NetComm Wireless, Ltd..................................    20,389      9,611

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 AUSTRALIA -- (Continued)
     New Hope Corp., Ltd....................................  66,175 $  155,200
     Newcrest Mining, Ltd................................... 102,796  1,504,749
 *   NEXTDC, Ltd............................................  10,395     43,454
     nib holdings, Ltd...................................... 169,127    665,750
     Nick Scali, Ltd........................................  14,383     52,803
     Nine Entertainment Co. Holdings, Ltd................... 218,554    262,478
     Northern Star Resources, Ltd........................... 233,623  1,459,495
 *   NRW Holdings, Ltd...................................... 204,825    269,004
     Nufarm, Ltd............................................ 113,763    460,043
     OFX Group, Ltd.........................................  88,684    134,902
     Oil Search, Ltd........................................ 166,756    916,741
 *   Onevue Holdings, Ltd...................................  37,857     14,833
     oOh!media, Ltd.........................................  70,333    236,340
     Orica, Ltd............................................. 125,356  1,527,319
 *   Origin Energy, Ltd..................................... 181,066    938,330
     Orora, Ltd............................................. 620,813  1,479,504
     OZ Minerals, Ltd....................................... 202,735  1,300,535
     Pacific Current Group, Ltd.............................   8,335     36,361
     Pact Group Holdings, Ltd...............................  62,071    153,441
 *   Panoramic Resources, Ltd...............................  86,357     25,457
     Paragon Care, Ltd......................................  27,748     13,562
     Peet, Ltd..............................................  33,433     26,218
     Pendal Group, Ltd......................................  71,960    416,071
     Perpetual, Ltd.........................................  23,199    570,614
 *   Perseus Mining, Ltd.................................... 425,935    109,167
     Pioneer Credit, Ltd....................................  11,600     25,166
     Platinum Asset Management, Ltd.........................  86,837    302,360
 *   PMP, Ltd...............................................  73,062     10,095
 *   Praemium, Ltd..........................................  68,361     37,459
     Premier Investments, Ltd...............................  37,130    432,891
     Primary Health Care, Ltd............................... 938,758  1,767,285
 *   Prime Media Group, Ltd................................. 211,487     38,891
     Pro Medicus, Ltd.......................................  10,608     68,654
     PWR Holdings, Ltd......................................  10,356     27,696
     Qantas Airways, Ltd.................................... 334,671  1,299,110
     QBE Insurance Group, Ltd............................... 215,555  1,731,922
     Qube Holdings, Ltd..................................... 359,338    624,867
 *   Quintis, Ltd........................................... 136,509      6,655
 *   Ramelius Resources, Ltd................................ 285,385     84,057
     Ramsay Health Care, Ltd................................  11,451    457,068
     RCR Tomlinson, Ltd.....................................  97,825     62,944
     REA Group, Ltd.........................................   4,246    216,093
     Reckon, Ltd............................................  23,466     12,029
     Reece, Ltd.............................................   3,313     24,394
     Regis Healthcare, Ltd..................................  46,584     79,208
     Regis Resources, Ltd................................... 232,485    697,392
     Reject Shop, Ltd. (The)................................  13,159     20,622
     Reliance Worldwide Corp., Ltd.......................... 137,063    488,292
     Resolute Mining, Ltd................................... 322,895    238,707
     Retail Food Group, Ltd.................................  66,734     17,494
     Ridley Corp., Ltd...................................... 103,427    106,374
     Rio Tinto, Ltd.........................................  61,465  3,344,452
     Ruralco Holdings, Ltd..................................   8,131     16,670
     Salmat, Ltd............................................  11,000      4,298
     Sandfire Resources NL.................................. 117,107    553,724
     Santos, Ltd............................................ 353,507  1,659,211
 *   Saracen Mineral Holdings, Ltd.......................... 354,155    617,719
     Scottish Pacific Group, Ltd............................   5,897     18,114
     SeaLink Travel Group, Ltd..............................  12,809     38,409

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
AUSTRALIA -- (Continued)
    Seek, Ltd..............................................    56,971 $  723,816
    Select Harvests, Ltd...................................    29,205    107,028
*   Senex Energy, Ltd......................................   450,286    128,858
    Servcorp, Ltd..........................................    15,854     39,512
    Service Stream, Ltd....................................   131,772    148,604
    Seven Group Holdings, Ltd..............................    37,537    474,219
    Seven West Media, Ltd..................................   687,208    380,867
    SG Fleet Group, Ltd....................................    24,017     56,673
    Shriro Holdings, Ltd...................................    10,000      3,543
    Sigma Healthcare, Ltd.................................. 1,667,728    615,955
    Silver Chef, Ltd.......................................    27,492     32,699
*   Silver Lake Resources, Ltd.............................   254,382     93,293
    Sims Metal Management, Ltd.............................    65,976    529,036
    SmartGroup Corp., Ltd..................................    30,133    213,386
    Sonic Healthcare, Ltd..................................    47,753    764,279
    South32, Ltd., ADR.....................................    47,819    616,387
    South32, Ltd...........................................   278,676    718,747
    Southern Cross Media Group, Ltd........................   241,611    195,757
    Spark Infrastructure Group.............................   478,686    780,423
*   Specialty Fashion Group, Ltd...........................     8,770      7,173
    SpeedCast International, Ltd...........................   148,941    380,776
    St Barbara, Ltd........................................   256,317    756,645
*   Stanmore Coal, Ltd.....................................    16,336      9,505
    Star Entertainment Grp, Ltd. (The).....................   223,020    752,059
    Steadfast Group, Ltd...................................   133,497    281,500
    Suncorp Group, Ltd.....................................   135,927  1,351,534
*   Sundance Energy Australia, Ltd......................... 3,005,913    177,980
    Sunland Group, Ltd.....................................    21,844     23,916
    Super Retail Group, Ltd................................    92,040    472,002
    Sydney Airport.........................................    73,615    336,462
    Tabcorp Holdings, Ltd..................................   355,828  1,167,718
    Tassal Group, Ltd......................................    84,478    247,399
    Technology One, Ltd....................................    91,934    355,241
    Telstra Corp., Ltd.....................................   284,970    623,354
    Telstra Corp., Ltd., ADR...............................       600      6,576
*   Terracom, Ltd..........................................    36,980     14,055
    Thorn Group, Ltd.......................................    57,038     23,294
*   Tiger Resources, Ltd...................................   202,588        538
    TPG Telecom, Ltd.......................................   200,194  1,019,346
    Transurban Group.......................................   122,293    983,646
    Treasury Wine Estates, Ltd.............................    15,181    163,402
*   Troy Resources, Ltd....................................   169,473     11,580
    Villa World, Ltd.......................................    98,748    140,679
*   Village Roadshow, Ltd..................................    33,189     53,437
*   Virgin Australia Holdings, Ltd......................... 1,109,508    157,368
    Virtus Health, Ltd.....................................    43,258    154,175
    Vita Group, Ltd........................................    85,452     63,065
*   Vocus Group, Ltd.......................................   209,604    511,472
    Webjet, Ltd............................................    30,830    285,789
    Wesfarmers, Ltd........................................    66,238  2,193,636
    Western Areas, Ltd.....................................    93,639    149,678
*   Westgold Resources, Ltd................................    88,402     69,027
    Westpac Banking Corp...................................   242,151  4,599,835
    Whitehaven Coal, Ltd...................................   428,321  1,479,538
    WiseTech Global, Ltd...................................    19,984    228,551
    Woodside Petroleum, Ltd................................    88,707  2,183,990
    Woolworths Group, Ltd..................................    67,669  1,365,791
    WorleyParsons, Ltd.....................................   146,889  1,519,307
    WPP AUNZ, Ltd..........................................   143,627     57,101

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
AUSTRALIA -- (Continued)
*   Xero, Ltd..............................................   2,961 $     83,939
                                                                    ------------
TOTAL AUSTRALIA............................................          156,128,123
                                                                    ------------
AUSTRIA -- (0.5%)
    Agrana Beteiligungs AG.................................   6,832      136,111
    ANDRITZ AG.............................................  28,651    1,484,409
    Atrium European Real Estate, Ltd.......................  44,004      183,415
    Austria Technologie & Systemtechnik AG.................  19,045      451,125
    CA Immobilien Anlagen AG...............................  19,794      644,131
    DO & CO AG.............................................   2,338      211,987
    Erste Group Bank AG....................................  50,403    2,051,777
    EVN AG.................................................  13,943      243,719
    FACC AG................................................   6,488      114,126
    Flughafen Wien AG......................................   1,500       58,300
    Kapsch TrafficCom AG...................................   1,571       56,056
    Lenzing AG.............................................   3,488      316,394
    Mayr Melnhof Karton AG.................................   2,507      317,294
    Oesterreichische Post AG...............................  11,733      476,282
    OMV AG.................................................  46,691    2,592,872
    Palfinger AG...........................................   4,858      148,129
    POLYTEC Holding AG.....................................   5,223       53,843
    Porr AG................................................   2,474       66,977
    Raiffeisen Bank International AG.......................  42,406    1,155,724
    Rosenbauer International AG............................     731       37,259
    S IMMO AG..............................................  15,332      262,134
    Schoeller-Bleckmann Oilfield Equipment AG..............   2,857      255,034
*   Semperit AG Holding....................................   2,415       39,888
    Strabag SE.............................................   6,439      226,401
    Telekom Austria AG.....................................  58,773      436,085
    UBM Development AG.....................................     258       11,050
    UNIQA Insurance Group AG...............................  56,467      527,365
    Verbund AG.............................................  13,003      523,400
    Vienna Insurance Group AG Wiener Versicherung Gruppe...  15,432      409,821
    Voestalpine AG.........................................  53,314    1,892,112
    Warimpex Finanz- und Beteiligungs AG...................  10,740       14,273
    Wienerberger AG........................................  18,923      435,248
*   Zumtobel Group AG......................................   8,937       81,040
                                                                    ------------
TOTAL AUSTRIA..............................................           15,913,781
                                                                    ------------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV..............................   9,630    1,516,123
    Ageas..................................................  90,339    4,520,108
*   AGFA-Gevaert NV........................................ 114,029      509,101
    Anheuser-Busch InBev SA/NV.............................  43,211    3,195,942
    Anheuser-Busch InBev SA/NV, Sponsored ADR..............   8,449      625,057
    Atenor.................................................     549       31,117
    Banque Nationale de Belgique...........................      47      137,360
    Barco NV...............................................   4,409      502,038
    Bekaert SA.............................................  21,848      471,863
    bpost SA...............................................  33,766      512,453
*   Celyad SA..............................................     966       23,994
    Cie d'Entreprises CFE..................................   4,511      478,309
    Cie Immobiliere de Belgique SA.........................     329       19,131
    Colruyt SA.............................................  22,901    1,331,560
    Deceuninck NV..........................................  27,471       64,166
    D'ieteren SA...........................................  12,746      504,119
    Econocom Group SA......................................  64,162      200,829
    Elia System Operator SA................................   6,969      435,690

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
BELGIUM -- (Continued)
    Euronav NV.............................................  36,257 $   337,614
*   Euronav NV.............................................  17,054     156,897
    EVS Broadcast Equipment SA.............................   4,348      96,653
*   Exmar NV...............................................  13,346      89,963
    Fagron.................................................   7,761     126,232
*   Galapagos NV...........................................   2,920     299,996
*   Ion Beam Applications..................................   2,043      35,920
    Jensen-Group NV........................................     589      20,672
    KBC Group NV...........................................  26,646   1,836,337
    Kinepolis Group NV.....................................   7,850     421,414
    Lotus Bakeries.........................................      77     198,686
#*  MDxHealth..............................................   5,908      11,601
    Melexis NV.............................................   7,558     497,082
#*  Nyrstar NV.............................................  39,159      70,730
    Ontex Group NV.........................................  31,819     609,857
    Orange Belgium SA......................................  17,588     315,851
    Picanol................................................     532      47,757
    Proximus SADP..........................................  30,745     783,317
    Recticel SA............................................  22,621     175,979
    Resilux................................................     571      83,370
    Roularta Media Group NV................................   1,508      26,038
    Sioen Industries NV....................................   4,172     101,235
    Sipef NV...............................................   1,905     111,114
    Solvay SA..............................................  17,295   1,970,027
*   Telenet Group Holding NV...............................   9,327     451,878
    TER Beke SA............................................     294      47,839
*   Tessenderlo Group SA...................................  16,074     565,851
    UCB SA.................................................  25,619   2,151,484
    Umicore SA.............................................  15,022     707,129
    Van de Velde NV........................................   2,567      64,008
*   Viohalco SA............................................  20,959      60,293
                                                                    -----------
TOTAL BELGIUM..............................................          27,551,784
                                                                    -----------
BRAZIL -- (1.6%)
    AES Tiete Energia SA...................................  71,004     196,518
    AES Tiete Energia SA...................................      21          12
    Aliansce Shopping Centers SA...........................  32,467     152,847
*   Alliar Medicos A Frente SA.............................   3,900      12,555
    Alupar Investimento SA.................................  37,548     176,566
    Ambev SA, ADR.......................................... 122,897     532,144
    Ambev SA...............................................  24,800     108,889
    Anima Holding SA.......................................   8,900      39,819
    Arezzo Industria e Comercio SA.........................  17,650     224,805
    Atacadao Distribuicao Comercio e Industria, Ltd........  26,842     109,921
*   Azul SA, ADR...........................................   3,972      96,837
*   B2W Cia Digital........................................  14,321     132,766
    B3 SA--Brasil Bolsa Balcao.............................  53,538     381,808
    Banco Bradesco SA, ADR................................. 181,517   1,664,514
    Banco Bradesco SA......................................  89,620     728,471
    Banco do Brasil SA.....................................  85,084     977,386
    Banco Santander Brasil SA..............................  38,128     432,353
    BB Seguridade Participacoes SA.........................  52,700     374,982
*   BR Malls Participacoes SA.............................. 232,689     794,075
    BR Properties SA.......................................  32,617      68,451
*   Brasil Brokers Participacoes SA........................   9,029      14,412
    BrasilAgro--Co. Brasileira de Propriedades Agricolas...  12,200      46,551
    Braskem SA, Sponsored ADR..............................  23,556     656,270
*   BRF SA.................................................  11,216      66,003
*   BRF SA, ADR............................................  12,343      73,071

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 BRAZIL -- (Continued)
     CCR SA................................................. 170,564 $  502,778
 *   Centrais Eletricas Brasileiras SA......................  37,516    236,901
     Cia de Locacao das Americas............................  14,400    118,829
     Cia de Saneamento Basico do Estado de Sao Paulo........  23,700    177,997
     Cia de Saneamento Basico do Estado de Sao Paulo, ADR...  25,800    191,436
     Cia de Saneamento de Minas Gerais-COPASA...............  17,981    247,864
     Cia de Saneamento do Parana............................  23,599    327,526
     Cia Energetica de Minas Gerais.........................  36,039    107,298
     Cia Hering.............................................  12,358     75,214
     Cia Paranaense de Energia..............................   7,100     49,623
 *   Cia Siderurgica Nacional SA, Sponsored ADR............. 222,689    561,176
 *   Cia Siderurgica Nacional SA............................ 178,866    459,962
     Cielo SA...............................................  91,444    324,349
 *   Construtora Tenda SA...................................  21,472    164,610
 *   Cosan Logistica SA.....................................  89,123    305,100
     Cosan SA...............................................  46,791    405,484
     CSU Cardsystem SA......................................  11,686     23,237
     CVC Brasil Operadora e Agencia de Viagens SA...........  44,590    678,166
     Cyrela Brazil Realty SA Empreendimentos e
     Participacoes.......................................... 126,521    496,361
     Cyrela Commercial Properties SA Empreendimentos e
       Participacoes........................................     300        717
     Dimed SA Distribuidora da Medicamentos.................     200     16,391
 *   Direcional Engenharia SA...............................  40,604     77,902
     Duratex SA............................................. 152,285    470,175
     EcoRodovias Infraestrutura e Logistica SA..............  67,520    171,453
     EDP--Energias do Brasil SA.............................  84,752    318,831
     Embraer SA.............................................   8,000     44,993
     Embraer SA, Sponsored ADR..............................  49,002  1,091,275
     Energisa SA............................................  64,900    601,653
 *   Eneva SA...............................................  25,261     93,672
     Engie Brasil Energia SA................................  19,500    208,545
     Equatorial Energia SA..................................  49,832    910,406
     Estacio Participacoes SA............................... 125,808    781,926
 *   Even Construtora e Incorporadora SA....................  86,000    110,692
     Ez Tec Empreendimentos e Participacoes SA..............  33,259    214,309
     Fibria Celulose SA.....................................  25,130    485,178
     Fibria Celulose SA, Sponsored ADR......................  22,897    439,851
     Fleury SA..............................................  75,200    421,314
 *   Gafisa SA..............................................  16,343     51,820
     Gafisa SA, ADR.........................................   4,033     25,126
     Gerdau SA, Sponsored ADR............................... 134,698    585,936
     Gerdau SA..............................................  59,100    205,973
 *   Gol Linhas Aereas Inteligentes SA, ADR.................   8,235     81,609
     Grendene SA............................................  36,500     71,499
     Guararapes Confeccoes SA...............................   4,700    167,970
 *   Helbor Empreendimentos SA.............................. 124,305     55,781
     Hypermarcas SA.........................................  29,698    237,648
     Iguatemi Empresa de Shopping Centers SA................  10,000    104,420
     International Meal Co. Alimentacao SA, Class A.........  83,300    149,969
     Iochpe-Maxion SA.......................................  68,410    356,250
     Itau Unibanco Holding SA, ADR..........................  21,844    287,683
     Itau Unibanco Holding SA...............................  32,469    369,840
     JBS SA................................................. 486,160  1,339,014
 *   JHSF Participacoes SA..................................  62,700     26,620
 *   JSL SA.................................................  29,700     54,508
 *   Kepler Weber SA........................................   4,800     15,220
     Klabin SA..............................................  45,878    230,160
     Kroton Educacional SA.................................. 308,418    946,428
     Light SA...............................................  26,507    118,735
     Linx SA................................................  15,300    105,412

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
BRAZIL -- (Continued)
    Localiza Rent a Car SA................................. 157,827 $ 1,219,273
    Lojas Americanas SA....................................  16,494      62,049
    Lojas Renner SA........................................ 167,706   1,694,410
    M Dias Branco SA.......................................   3,751      44,823
    Magazine Luiza SA......................................   7,210     327,032
*   Magnesita Refratarios SA...............................  19,386     292,228
    Mahle-Metal Leve SA....................................  25,470     147,009
    Marcopolo SA...........................................  29,400      23,779
*   Marfrig Global Foods SA................................  79,668     137,222
*   Marisa Lojas SA........................................  19,360      27,051
*   Mills Estruturas e Servicos de Engenharia SA...........  52,057      43,923
    Movida Participacoes SA................................  13,492      28,605
    MRV Engenharia e Participacoes SA...................... 130,137     442,008
    Multiplan Empreendimentos Imobiliarios SA..............   6,134      37,910
    Multiplus SA...........................................  18,900     128,184
    Natura Cosmeticos SA...................................  40,447     354,203
    Odontoprev SA.......................................... 100,863     358,299
*   Paranapanema SA........................................ 150,280      59,361
    Petroleo Brasileiro SA, Sponsored ADR..................  72,469   1,073,991
    Petroleo Brasileiro SA, Sponsored ADR..................  19,287     313,414
    Petroleo Brasileiro SA................................. 321,106   2,616,132
    Porto Seguro SA........................................  71,042   1,038,093
    Portobello SA..........................................  58,513      81,602
*   Profarma Distribuidora de Produtos Farmaceuticos SA....   5,496       6,971
    Qualicorp Consultoria e Corretora de Seguros SA........ 160,703     621,825
    Raia Drogasil SA.......................................  35,950     606,846
    Restoque Comercio e Confeccoes de Roupas SA............   4,719      37,470
*   Rumo SA................................................ 128,682     575,725
    Santos Brasil Participacoes SA.........................  89,250      85,617
    Sao Martinho SA........................................ 120,629     628,833
    Ser Educacional SA.....................................  16,557      69,360
    SLC Agricola SA........................................  34,600     530,691
    Smiles Fidelidade SA...................................  22,347     223,680
    Sonae Sierra Brasil SA.................................   5,937      36,613
*   Springs Global Participacoes SA........................  15,800      28,913
    Sul America SA......................................... 164,194   1,094,184
    Suzano Papel e Celulose SA............................. 113,134   1,150,644
    T4F Entretenimento SA..................................  13,900      26,706
*   Tecnisa SA.............................................  56,621      20,540
    Tegma Gestao Logistica SA..............................  19,812     122,338
    Telefonica Brasil SA, ADR..............................  12,260     142,216
    TIM Participacoes SA, ADR..............................   6,220      96,223
    TIM Participacoes SA...................................  78,821     245,475
    TOTVS SA...............................................  11,582      78,114
    Transmissora Alianca de Energia Eletrica SA............ 104,081     622,556
    Tupy SA................................................  30,800     144,834
    Ultrapar Participacoes SA..............................   2,500      29,726
    Ultrapar Participacoes SA, Sponsored ADR...............  28,612     337,622
    Usinas Siderurgicas de Minas Gerais SA.................  23,560      81,034
    Vale SA................................................ 523,253   7,973,577
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A........................  34,312     140,512
    Via Varejo SA.......................................... 117,845     534,205
    WEG SA.................................................  16,955      82,007
    Wiz Solucoes e Corretagem de Seguros SA................  21,700      44,024
                                                                    -----------
TOTAL BRAZIL...............................................          52,532,523
                                                                    -----------
CANADA -- (6.7%)
*   5N Plus, Inc...........................................  20,100      45,194

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Absolute Software Corp.................................  14,380 $   84,110
     Acadian Timber Corp....................................   3,453     44,748
 *   Advantage Oil & Gas, Ltd............................... 539,061  1,207,968
     Aecon Group, Inc.......................................  26,073    374,919
     AG Growth International, Inc...........................   4,500    200,893
     AGF Management, Ltd., Class B.......................... 132,328    541,796
     Agnico Eagle Mines, Ltd................................  20,508    724,406
     Agnico Eagle Mines, Ltd................................  18,167    642,385
     AGT Food & Ingredients, Inc............................   8,646    115,197
 *   Aimia, Inc.............................................  48,830    146,514
 *   Air Canada.............................................  45,730    867,739
     AirBoss of America Corp................................  10,693     96,009
 *   Alacer Gold Corp....................................... 187,402    306,061
     Alamos Gold, Inc., Class A............................. 220,665    881,690
     Alamos Gold, Inc., Class A.............................  42,742    170,541
     Alaris Royalty Corp....................................  18,248    266,696
     Alcanna, Inc...........................................  15,791    112,754
 *   Alexco Resource Corp...................................  33,113     29,681
     Algoma Central Corp....................................   3,600     32,597
     Algonquin Power & Utilities Corp.......................  68,702    685,741
     Algonquin Power & Utilities Corp.......................   1,500     14,970
     Alimentation Couche-Tard, Inc., Class B................  32,955  1,573,839
 *   Alio Gold, Inc.........................................  19,045     13,599
     AltaGas, Ltd...........................................  16,394    206,100
     Altus Group, Ltd.......................................  13,816    302,358
 *   Americas Silver Corp...................................  11,652     23,190
 *   Amerigo Resources, Ltd.................................  21,300     15,856
     Andrew Peller, Ltd., Class A...........................  11,100    126,139
     ARC Resources, Ltd..................................... 224,697  2,092,586
 *   Argonaut Gold, Inc.....................................  96,041     94,111
 *   Arrow Exploration Corp.................................   4,618      2,456
 *   Asanko Gold, Inc.......................................  70,680     54,227
     Atco, Ltd., Class I....................................  12,000    349,850
 *   Athabasca Oil Corp..................................... 182,955    177,889
 *   ATS Automation Tooling Systems, Inc....................  14,433    212,255
     AutoCanada, Inc........................................  19,610    148,812
 *   B2Gold Corp............................................ 375,341    926,627
     Badger Daylighting, Ltd................................  13,390    270,556
     Bank of Montreal.......................................  64,884  4,851,329
     Bank of Montreal.......................................  68,197  5,097,044
     Bank of Nova Scotia (The)..............................  68,381  3,669,807
     Bank of Nova Scotia (The)..............................  58,391  3,136,181
     Barrick Gold Corp...................................... 417,456  5,239,073
 *   Bausch Health Cos., Inc................................  70,170  1,605,490
 *   Bausch Health Cos., Inc................................  35,885    821,039
 *   Baytex Energy Corp..................................... 239,896    490,198
 *   Baytex Energy Corp.....................................  22,889     46,694
     BCE, Inc...............................................  18,344    709,956
 *   Bellatrix Exploration, Ltd.............................  21,090     17,943
 *   Bellatrix Exploration, Ltd.............................   1,785      1,527
     Birchcliff Energy, Ltd................................. 105,083    331,265
     Bird Construction, Inc.................................  11,216     58,020
 *   Black Diamond Group, Ltd...............................  36,016     85,085
 *   BlackBerry, Ltd........................................  15,014    138,879
 *   BlackPearl Resources, Inc.............................. 152,551    139,057
 *   BNK Petroleum, Inc.....................................  52,000     15,208
 *   Bombardier, Inc., Class A..............................  23,990     58,497
 *   Bombardier, Inc., Class B.............................. 274,700    665,649
     Bonavista Energy Corp.................................. 516,911    490,819

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Bonterra Energy Corp...................................  13,150 $  147,937
     Boralex, Inc., Class A.................................  43,212    558,019
     Brookfield Asset Management, Inc., Class A.............  21,550    879,385
     BRP, Inc...............................................   7,648    307,674
 *   BSM Technologies, Inc..................................  10,000      7,216
     CAE, Inc...............................................  26,952    475,389
     CAE, Inc...............................................   5,994    105,794
 *   Calfrac Well Services, Ltd.............................  55,031    188,948
     Calian Group, Ltd......................................   3,000     59,045
     Cameco Corp............................................  83,684    896,308
     Cameco Corp............................................  16,699    179,013
     Canaccord Genuity Group, Inc...........................  56,815    297,789
 *   Canacol Energy, Ltd....................................  36,305    101,763
     Canadian Imperial Bank of Commerce.....................  38,986  3,366,576
     Canadian Imperial Bank of Commerce.....................   6,240    538,637
     Canadian National Railway Co...........................  13,000  1,111,337
     Canadian National Railway Co...........................   5,736    490,313
     Canadian Natural Resources, Ltd........................   1,920     52,680
     Canadian Natural Resources, Ltd........................ 184,046  5,028,137
     Canadian Pacific Railway, Ltd..........................   9,072  1,860,434
     Canadian Tire Corp., Ltd., Class A.....................  12,043  1,355,198
     Canadian Utilities, Ltd., Class A......................  18,114    429,716
     Canadian Western Bank..................................  48,020  1,116,922
 *   Canfor Corp............................................  47,104    676,620
     Canfor Pulp Products, Inc..............................  21,106    353,036
     CanWel Building Materials Group, Ltd...................  25,200     92,649
     Capital Power Corp.....................................  27,045    561,259
 *   Capstone Mining Corp................................... 320,188    119,178
     Cardinal Energy, Ltd...................................  46,873    138,506
     Cascades, Inc..........................................  43,559    338,823
     CCL Industries, Inc., Class B..........................  28,675  1,206,291
 *   Celestica, Inc.........................................  50,960    528,965
 *   Celestica, Inc.........................................   5,600     58,108
     Cenovus Energy, Inc....................................  19,900    168,397
     Cenovus Energy, Inc.................................... 126,727  1,072,110
 *   Centerra Gold, Inc..................................... 106,954    417,597
     Cervus Equipment Corp..................................   3,004     26,675
     CES Energy Solutions Corp..............................  64,017    169,713
 *   CGI Group, Inc., Class A...............................  27,460  1,695,847
     Chesswood Group, Ltd...................................   5,700     43,298
 *   China Gold International Resources Corp., Ltd.......... 207,724    284,024
     CI Financial Corp......................................  35,766    528,971
     Cineplex, Inc..........................................  25,777    710,583
     Clearwater Seafoods, Inc...............................  11,500     47,784
     Cogeco Communications, Inc.............................  12,327    604,435
     Cogeco, Inc............................................  26,326  1,235,859
     Colliers International Group, Inc......................   2,800    190,148
     Colliers International Group, Inc......................   6,938    470,743
     Computer Modelling Group, Ltd..........................  26,224    156,971
 *   Conifex Timber, Inc....................................   3,100      5,887
     Constellation Software, Inc............................   2,091  1,439,072
 *   Copper Mountain Mining Corp............................ 136,204     98,290
     Corby Spirit and Wine, Ltd.............................   2,900     42,516
     Corus Entertainment, Inc., Class B..................... 293,525  1,105,917
     Cott Corp..............................................  30,576    459,863
     Cott Corp..............................................  44,999    677,489
     Crescent Point Energy Corp.............................  53,200    251,361
     Crescent Point Energy Corp............................. 117,243    553,387
 *   Crew Energy, Inc....................................... 457,675    431,097

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   CRH Medical Corp.......................................  16,065 $   50,033
 *   Delphi Energy Corp..................................... 362,471    156,944
 *   Denison Mines Corp..................................... 188,385    118,774
 *   Descartes Systems Group, Inc. (The)....................   8,700    266,198
 *   Detour Gold Corp.......................................  76,963    567,671
 #   DHX Media, Ltd.........................................  43,523     81,330
 *   DIRTT Environmental Solutions..........................  10,600     55,881
     Dollarama, Inc.........................................  39,342  1,088,110
     Dorel Industries, Inc., Class B........................  20,950    342,470
 *   DREAM Unlimited Corp., Class A.........................   3,200     17,623
 *   Dundee Precious Metals, Inc............................  63,220    165,199
     ECN Capital Corp.......................................  83,365    221,006
     E-L Financial Corp., Ltd...............................     184    113,521
 *   Eldorado Gold Corp..................................... 439,188    293,582
 *   Eldorado Gold Corp.....................................  22,591     14,939
     Element Fleet Management Corp.......................... 160,123    942,651
     Emera, Inc.............................................   5,459    168,441
     Empire Co., Ltd., Class A..............................  57,753  1,050,693
     Enbridge Income Fund Holdings, Inc.....................  39,003    902,747
     Enbridge, Inc..........................................  27,279    850,002
     Enbridge, Inc..........................................  23,256    723,494
     Encana Corp............................................ 131,809  1,345,674
     Encana Corp............................................ 116,859  1,196,636
 *   Endeavour Mining Corp..................................  17,621    270,254
 *   Endeavour Silver Corp..................................   4,372      8,801
     Enerflex, Ltd..........................................  38,295    461,943
 *   Energy Fuels, Inc......................................  31,800    106,286
     Enerplus Corp..........................................  82,000    763,037
     Enerplus Corp..........................................  51,964    482,746
     Enghouse Systems, Ltd..................................   5,722    316,689
     Ensign Energy Services, Inc............................ 136,320    531,218
 *   Epsilon Energy, Ltd....................................  17,760     35,076
     Equitable Group, Inc...................................   7,300    335,486
 *   Essential Energy Services Trust........................  38,149     11,591
     Evertz Technologies, Ltd...............................   8,165    100,539
     Exchange Income Corp...................................   8,657    198,727
     Exco Technologies, Ltd.................................  39,140    274,422
 *   EXFO, Inc..............................................   2,877      8,042
     Extendicare, Inc.......................................  29,935    167,360
     Fairfax Financial Holdings, Ltd........................   6,000  2,915,568
     Fiera Capital Corp.....................................  12,000    112,940
     Finning International, Inc.............................  55,369  1,149,902
     First Capital Realty, Inc..............................  27,600    411,762
 *   First Majestic Silver Corp.............................  41,070    228,054
     First National Financial Corp..........................   4,700     96,181
     First Quantum Minerals, Ltd............................ 140,178  1,399,168
     FirstService Corp......................................   6,470    474,898
     FirstService Corp......................................   2,400    176,074
     Fortis, Inc............................................  19,710    651,286
     Fortis, Inc............................................   5,383    177,800
 *   Fortuna Silver Mines, Inc..............................  97,753    371,275
     Franco-Nevada Corp.....................................   3,505    218,817
     Gamehost, Inc..........................................   6,298     49,085
 *   Gear Energy, Ltd....................................... 122,642     78,255
     Genesis Land Development Corp..........................  12,700     32,029
     Genworth MI Canada, Inc................................  25,974    852,548
     George Weston, Ltd.....................................  14,869  1,081,474
     Gibson Energy, Inc.....................................  14,572    230,681
     Gildan Activewear, Inc.................................  21,696    648,515

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Glacier Media, Inc.....................................   1,400 $      681
     Gluskin Sheff & Associates, Inc........................   8,975     76,493
     GMP Capital, Inc.......................................  16,869     24,731
     goeasy, Ltd............................................   8,267    270,846
     Goldcorp, Inc..........................................  37,118    335,245
     Goldcorp, Inc.......................................... 101,936    919,463
 *   Golden Star Resources, Ltd.............................  19,012     67,010
 *   Gran Tierra Energy, Inc................................     444      1,354
 *   Gran Tierra Energy, Inc................................ 235,881    722,094
     Granite Oil Corp.......................................  71,730     65,385
 *   Great Canadian Gaming Corp.............................  20,100    647,377
 *   Great Panther Silver, Ltd..............................  18,200     11,890
     Great-West Lifeco, Inc.................................  26,900    617,303
 *   Guyana Goldfields, Inc.................................  57,932     77,891
 *   Heroux-Devtek, Inc.....................................  13,891    131,476
     High Arctic Energy Services, Inc.......................  10,600     28,504
     High Liner Foods, Inc..................................  12,787     82,271
 *   Home Capital Group, Inc................................  53,339    528,751
     Horizon North Logistics, Inc...........................  68,014    133,812
     Hudbay Minerals, Inc...................................  58,043    226,948
     Hudbay Minerals, Inc................................... 299,132  1,174,760
     Hudson's Bay Co........................................  58,498    376,374
     Husky Energy, Inc......................................  91,123  1,288,164
     Hydro One, Ltd.........................................  19,300    280,751
 *   IAMGOLD Corp........................................... 190,474    653,988
 *   IAMGOLD Corp...........................................  35,221    120,456
 *   IBI Group, Inc.........................................   4,500     13,741
     IGM Financial, Inc.....................................  10,583    259,902
 *   Imperial Metals Corp...................................  11,400     11,431
     Imperial Oil, Ltd......................................   2,600     81,212
     Imperial Oil, Ltd......................................  22,016    687,780
 *   Indigo Books & Music, Inc..............................   1,800     18,869
     Industrial Alliance Insurance & Financial Services,
       Inc..................................................  37,301  1,318,689
     Information Services Corp..............................   2,900     32,713
     Innergex Renewable Energy, Inc.........................  46,129    427,840
     Intact Financial Corp..................................   5,400    426,643
     Inter Pipeline, Ltd....................................  55,009    892,128
 *   Interfor Corp..........................................  45,968    508,408
     Intertape Polymer Group, Inc...........................  20,670    273,046
     Just Energy Group, Inc.................................  28,226     91,553
     K-Bro Linen, Inc.......................................   1,229     34,720
 *   Kelt Exploration, Ltd..................................  63,747    294,416
     Keyera Corp............................................  22,144    551,729
 *   Kinaxis, Inc...........................................   4,982    336,359
 *   Kinross Gold Corp...................................... 832,190  2,161,943
 *   Kinross Gold Corp......................................   7,412     19,197
     Kirkland Lake Gold, Ltd................................  40,234    789,429
     KP Tissue, Inc.........................................   2,100     11,422
     Lassonde Industries, Inc., Class A.....................     500     88,188
     Laurentian Bank of Canada..............................  20,874    658,987
 *   Leagold Mining Corp....................................   9,100     10,092
     Leon's Furniture, Ltd..................................   7,944    104,516
     Linamar Corp...........................................  26,463  1,095,748
     Loblaw Cos., Ltd.......................................  36,602  1,830,567
     Lucara Diamond Corp.................................... 155,714    257,858
     Lundin Mining Corp..................................... 450,411  1,850,981
     Magellan Aerospace Corp................................   9,800    141,441
     Magna International, Inc...............................  57,234  2,817,681
     Magna International, Inc...............................   5,731    282,194

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
 *   Mainstreet Equity Corp.................................   3,543 $  128,484
 *   Major Drilling Group International, Inc................  60,497    214,149
 *   Mandalay Resources Corp................................ 185,085      9,139
     Manulife Financial Corp................................  76,841  1,210,007
     Manulife Financial Corp................................ 103,048  1,619,915
     Maple Leaf Foods, Inc..................................  11,887    270,346
     Martinrea International, Inc...........................  52,753    456,422
     Maxar Technologies, Ltd................................  27,030    404,079
     Medical Facilities Corp................................  29,021    309,069
 *   MEG Energy Corp........................................ 100,977    807,693
     Methanex Corp..........................................  18,500  1,198,014
     Methanex Corp..........................................   5,399    349,477
     Metro, Inc.............................................  54,012  1,694,898
 *   Mitel Networks Corp....................................  52,650    578,312
     Morguard Corp..........................................     700     94,680
     Morneau Shepell, Inc...................................  21,396    443,376
     Mountain Province Diamonds, Inc........................   6,000     10,118
     MTY Food Group, Inc....................................   3,144    162,235
     Mullen Group, Ltd......................................  43,719    454,974
     National Bank of Canada................................ 103,172  4,683,474
     Nevsun Resources, Ltd..................................  56,600    251,517
 *   New Gold, Inc.......................................... 981,619    782,939
     NFI Group, Inc.........................................  20,613    695,373
     Norbord, Inc...........................................   8,762    223,444
     Norbord, Inc...........................................     457     11,622
     North American Construction Group, Ltd.................   8,600     91,654
     North West Co., Inc. (The).............................  15,330    334,210
     Northland Power, Inc...................................  32,375    498,001
     Nutrien, Ltd...........................................  24,441  1,293,827
     Nutrien, Ltd...........................................  43,602  2,307,845
 *   NuVista Energy, Ltd....................................  75,369    303,434
 *   Obsidian Energy, Ltd................................... 167,624    122,237
 *   Obsidian Energy, Ltd...................................  26,052     18,627
     OceanaGold Corp........................................ 380,881  1,096,539
     Onex Corp..............................................   9,600    631,152
     Open Text Corp.........................................  18,400    621,137
     Open Text Corp.........................................   3,358    113,500
     Osisko Gold Royalties, Ltd.............................  45,003    344,584
 *   Painted Pony Energy, Ltd............................... 175,552    278,707
     Pan American Silver Corp...............................  10,200    150,236
     Pan American Silver Corp...............................  60,321    885,512
 #*  Paramount Resources, Ltd., Class A.....................  31,088    227,175
 *   Parex Resources, Inc...................................  82,504  1,201,414
     Parkland Fuel Corp.....................................  32,565  1,093,622
     Pason Systems, Inc.....................................  20,530    309,872
     Pembina Pipeline Corp..................................   1,010     32,659
     Pembina Pipeline Corp..................................   7,992    258,301
 #*  Pengrowth Energy Corp.................................. 216,240    149,477
     Peyto Exploration & Development Corp...................  72,865    594,455
 *   PHX Energy Services Corp...............................  14,919     31,732
     Pizza Pizza Royalty Corp...............................  10,074     64,510
     Polaris Infrastructure, Inc............................   2,900     23,549
 *   Precision Drilling Corp................................ 107,261    259,098
 *   Precision Drilling Corp................................  24,082     58,038
 *   Premier Gold Mines, Ltd................................  91,551    119,615
     Premium Brands Holdings Corp...........................   9,186    617,750
 *   Pretium Resources, Inc.................................  10,820     86,793
     Pulse Seismic, Inc.....................................  22,820     39,176
     Quarterhill, Inc.......................................  76,668     95,511

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 CANADA -- (Continued)
     Quebecor, Inc., Class B................................  38,800 $  760,998
 *   Questerre Energy Corp., Class A........................  32,700     11,675
     Recipe Unlimited Corp..................................   8,774    181,019
     Reitmans Canada, Ltd., Class A.........................  19,404     56,011
     Restaurant Brands International, Inc...................   8,400    460,183
     Richelieu Hardware, Ltd................................  13,004    249,520
     Ritchie Bros Auctioneers, Inc..........................   7,600    255,633
     Ritchie Bros Auctioneers, Inc..........................   4,495    151,077
     Rocky Mountain Dealerships, Inc........................   8,291     64,240
     Rogers Communications, Inc., Class B...................   4,600    236,875
     Rogers Communications, Inc., Class B...................   5,774    297,419
     Rogers Sugar, Inc......................................  44,251    178,490
     Royal Bank of Canada...................................  55,774  4,063,840
     Royal Bank of Canada...................................  69,446  5,058,447
     Russel Metals, Inc.....................................  38,118    704,768
 *   Sandstorm Gold, Ltd....................................  79,325    293,450
     Saputo, Inc............................................  15,840    482,618
     Secure Energy Services, Inc............................  64,100    417,774
 *   SEMAFO, Inc............................................ 141,714    310,028
 *   Seven Generations Energy, Ltd., Class A................ 158,353  1,697,262
     Shaw Communications, Inc., Class B.....................  10,510    195,678
     Shaw Communications, Inc., Class B.....................  35,681    665,094
     ShawCor, Ltd...........................................  23,632    428,677
 *   Shopify, Inc., Class A.................................     900    124,335
     Sienna Senior Living, Inc..............................  15,909    200,607
 *   Sierra Wireless, Inc...................................   7,200    129,785
 *   Sierra Wireless, Inc...................................  10,071    180,976
     Sleep Country Canada Holdings, Inc.....................  10,334    208,493
     SNC-Lavalin Group, Inc.................................  21,074    752,386
 *   Solium Capital, Inc....................................   3,123     26,380
 *   Spin Master Corp.......................................   2,600     92,509
     Sprott, Inc............................................  67,200    153,650
 *   SSR Mining, Inc........................................  49,463    484,687
 *   SSR Mining, Inc........................................   8,887     87,004
     Stantec, Inc...........................................  16,542    430,498
     Stantec, Inc...........................................   2,216     57,660
 *   Stars Group, Inc. (The)................................  17,397    361,829
 *   Stars Group, Inc. (The)................................  18,715    388,711
     Stella-Jones, Inc......................................  12,388    396,732
 *   STEP Energy Services, Ltd..............................  12,691     35,958
 *   Storm Resources, Ltd...................................   4,600      8,351
 *   Strad Energy Services, Ltd.............................     100        119
     Stuart Olson, Inc......................................  15,040     56,781
     Sun Life Financial, Inc................................  15,000    549,318
     Sun Life Financial, Inc................................  38,710  1,416,786
     Suncor Energy, Inc..................................... 111,613  3,744,030
     Suncor Energy, Inc..................................... 128,596  4,283,533
 *   SunOpta, Inc...........................................  10,346     76,767
 *   SunOpta, Inc...........................................   4,800     36,608
     Superior Plus Corp.....................................  80,505    723,441
     Supremex, Inc..........................................   7,129     16,192
     Surge Energy, Inc...................................... 186,142    288,450
 *   Tahoe Resources, Inc................................... 153,369    362,321
 *   Tahoe Resources, Inc...................................  80,828    191,563
 *   Tamarack Valley Energy, Ltd............................ 113,214    305,298
 *   Taseko Mines, Ltd...................................... 158,513    108,368
     Teck Resources, Ltd., Class A..........................     600     12,306
     Teck Resources, Ltd., Class B..........................  78,125  1,614,783
     Teck Resources, Ltd., Class B.......................... 151,781  3,137,313

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
CANADA -- (Continued)
    TELUS Corp.............................................    24,664 $    844,584
*   TeraGo, Inc............................................     1,900       14,043
*   Teranga Gold Corp......................................    35,335       96,895
*   Tervita Corp...........................................     5,715       32,518
    TFI International, Inc.................................    52,163    1,735,927
*   Theratechnologies, Inc.................................    14,097       91,449
    Thomson Reuters Corp...................................    24,281    1,130,082
    Tidewater Midstream and Infrastructure, Ltd............    99,000      107,539
    TMX Group, Ltd.........................................    14,192      892,518
    TORC Oil & Gas, Ltd....................................   106,408      437,287
*   Torex Gold Resources, Inc..............................    30,000      273,235
    Toromont Industries, Ltd...............................    15,859      746,660
    Toronto-Dominion Bank (The)............................    92,478    5,130,213
    Toronto-Dominion Bank (The)............................       934       51,800
    Torstar Corp., Class B.................................    16,400       12,084
    Total Energy Services, Inc.............................    18,599      134,645
    Tourmaline Oil Corp....................................    74,451    1,085,837
    TransAlta Corp.........................................   133,581      705,221
    TransAlta Corp.........................................    33,238      174,832
    TransAlta Renewables, Inc..............................    32,006      263,789
    TransCanada Corp.......................................     9,756      367,874
    Transcontinental, Inc., Class A........................    51,756      851,952
    TransGlobe Energy Corp.................................    38,190       89,350
    TransGlobe Energy Corp.................................     1,119        2,585
*   Trican Well Service, Ltd...............................   148,510      203,060
*   Trinidad Drilling, Ltd.................................   127,520      160,798
*   Trisura Group, Ltd.....................................       821       16,200
*   Turquoise Hill Resources, Ltd..........................   217,037      366,001
    Uni-Select, Inc........................................    22,152      364,643
    Valener, Inc...........................................    11,834      176,730
    Vermilion Energy, Inc..................................    13,653      362,067
    Vermilion Energy, Inc..................................    15,293      406,182
    Wajax Corp.............................................    13,940      247,467
*   Wesdome Gold Mines, Ltd................................    63,960      184,138
    West Fraser Timber Co., Ltd............................    27,036    1,358,320
*   Western Energy Services Corp...........................    38,366       19,818
    Western Forest Products, Inc...........................   244,498      326,876
    Westshore Terminals Investment Corp....................    24,862      453,255
    Wheaton Precious Metals Corp...........................    48,594      798,399
    Whitecap Resources, Inc................................   187,079      915,178
    Winpak, Ltd............................................     9,400      326,103
    WSP Global, Inc........................................     6,203      309,667
    Yamana Gold, Inc.......................................   346,225      786,367
    Yamana Gold, Inc.......................................     8,700       19,749
*   Yangarra Resources, Ltd................................    54,109      154,544
*   Yellow Pages, Ltd......................................     9,936       60,079
    ZCL Composites, Inc....................................     8,000       40,716
                                                                      ------------
TOTAL CANADA...............................................            224,787,392
                                                                      ------------
CHILE -- (0.3%)
    AES Gener SA...........................................   535,720      151,371
    Aguas Andinas SA, Class A..............................   422,238      220,604
    Banco de Chile, ADR....................................     1,617      133,970
    Banco de Credito e Inversiones SA......................     7,593      475,422
    Banco Santander Chile, ADR.............................     8,227      242,355
    Banco Santander Chile.................................. 1,227,899       90,682
    Besalco SA.............................................   173,357      139,081
    CAP SA.................................................    38,710      372,745
    Cencosud SA............................................   213,682      438,085

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
CHILE -- (Continued)
    Cia Cervecerias Unidas SA, Sponsored ADR...............     11,298 $  283,241
*   Cia Sud Americana de Vapores SA........................  6,864,491    205,003
    Colbun SA..............................................    714,528    136,057
    Cristalerias de Chile SA...............................      2,000     16,649
    Embotelladora Andina SA, ADR, Class B..................      4,903    101,443
    Empresa Nacional de Telecomunicaciones SA..............     73,473    531,465
*   Empresas AquaChile SA..................................     85,052     58,383
    Empresas CMPC SA.......................................    137,403    472,288
    Empresas COPEC SA......................................     15,233    213,563
    Empresas Hites SA......................................     40,531     31,447
*   Empresas La Polar SA...................................    718,081     34,996
    Enel Americas SA, ADR..................................     59,761    470,917
    Enel Americas SA.......................................  2,748,225    430,038
    Enel Chile SA, ADR.....................................     60,103    258,443
    Enel Chile SA..........................................    844,942     73,292
    Engie Energia Chile SA.................................    131,138    215,460
    Forus SA...............................................     17,454     46,786
    Grupo Security SA......................................    355,879    146,577
    Inversiones Aguas Metropolitanas SA....................    232,596    320,236
    Inversiones La Construccion SA.........................     12,718    189,481
    Itau CorpBanca......................................... 20,105,665    185,810
    Itau CorpBanca, ADR....................................      9,675    125,388
    Latam Airlines Group SA, Sponsored ADR.................     69,715    642,772
    Latam Airlines Group SA................................      4,845     44,106
    Masisa SA..............................................    787,592     42,017
    Molibdenos y Metales SA................................      1,797     20,895
    Multiexport Foods SA...................................    155,624     80,549
    Parque Arauco SA.......................................    147,705    334,352
    PAZ Corp. SA...........................................     30,769     45,355
    Ripley Corp. SA........................................    290,256    245,482
    SACI Falabella.........................................     34,286    258,644
    Salfacorp SA...........................................    151,840    215,066
    Sigdo Koppers SA.......................................     78,916    122,490
    Sociedad Matriz SAAM SA................................    577,316     49,616
    Sociedad Quimica y Minera de Chile SA, Sponsored ADR...      5,679    248,797
    Socovesa SA............................................    126,028     65,562
    SONDA SA...............................................    225,295    322,241
    Vina Concha y Toro SA..................................    119,248    224,432
                                                                       ----------
TOTAL CHILE................................................             9,773,654
                                                                       ----------
CHINA -- (7.1%)
*   21Vianet Group, Inc., ADR..............................     20,341    221,208
#   3SBio, Inc.............................................    161,500    236,107
*   500.com, Ltd., ADR, Class A............................      4,144     30,376
*   51job, Inc., ADR.......................................      1,915    117,600
*   58.com, Inc., ADR......................................      4,192    274,953
    AAC Technologies Holdings, Inc.........................    100,500    765,535
    Agile Group Holdings, Ltd..............................  1,094,749  1,257,807
    Agricultural Bank of China, Ltd., Class H..............  2,792,000  1,228,982
    Air China, Ltd., Class H...............................    540,000    436,568
    AKM Industrial Co., Ltd................................     50,000      6,572
*   Alibaba Group Holding, Ltd., Sponsored ADR.............     28,306  4,027,378
*   Alibaba Health Information Technology, Ltd.............     92,000     74,625
#*  Alibaba Pictures Group, Ltd............................  3,970,000    548,574
*   Aluminum Corp. of China, Ltd., ADR.....................      3,492     31,777
*   Aluminum Corp. of China, Ltd., Class H.................  1,760,000    640,720
    AMVIG Holdings, Ltd....................................    130,000     32,490
    Angang Steel Co., Ltd., Class H........................    416,000    355,745
    Anhui Conch Cement Co., Ltd., Class H..................    347,500  1,801,141

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
CHINA -- (Continued)
    Anhui Expressway Co., Ltd., Class H....................    110,000 $   63,815
    ANTA Sports Products, Ltd..............................    254,000  1,048,649
*   Anton Oilfield Services Group..........................    744,000    105,207
*   Anxin-China Holdings, Ltd..............................    816,000      7,513
*   Aowei Holdings, Ltd....................................     59,000     13,771
    Asia Cement China Holdings Corp........................    183,500    156,897
#   Ausnutria Dairy Corp., Ltd.............................    239,000    217,702
#*  AVIC International Holding HK, Ltd.....................  1,307,948     30,083
#   AVIC International Holdings, Ltd., Class H.............    172,000     83,399
    AviChina Industry & Technology Co., Ltd., Class H......  1,032,000    689,148
    BAIC Motor Corp., Ltd., Class H........................  1,362,000    768,880
*   Baidu, Inc., Sponsored ADR.............................      6,115  1,162,217
    Bank of China, Ltd., Class H...........................  6,854,800  2,920,428
    Bank of Chongqing Co., Ltd., Class H...................    219,500    126,932
    Bank of Communications Co., Ltd., Class H..............    715,695    537,670
#*  Bank of Zhengzhou Co., Ltd., Class H...................     76,000     39,099
*   Baoye Group Co., Ltd., Class H.........................     87,040     46,717
*   Baozun, Inc., Sponsored ADR............................      1,086     43,234
    BBMG Corp., Class H....................................    782,000    216,327
    Beijing Capital International Airport Co., Ltd.,
      Class H..............................................    632,000    686,129
    Beijing Capital Land, Ltd., Class H....................    432,000    146,683
*   Beijing Enterprises Clean Energy Group, Ltd............ 10,500,000    132,941
    Beijing Enterprises Holdings, Ltd......................    148,500    805,161
#*  Beijing Enterprises Medical & Health Group, Ltd........  1,896,000     75,166
    Beijing Enterprises Water Group, Ltd...................  1,597,000    815,523
#*  Beijing Gas Blue Sky Holdings, Ltd.....................  1,400,000     91,204
    Beijing Jingneng Clean Energy Co., Ltd., Class H.......    350,000     65,752
#   Beijing North Star Co., Ltd., Class H..................    358,000     94,663
*   Beijing Properties Holdings, Ltd.......................    616,000     18,310
#   Beijing Urban Construction Design & Development Group
      Co., Ltd., Class H...................................     91,000     28,364
#   Best Pacific International Holdings, Ltd...............    186,000     47,322
*   Bitauto Holdings, Ltd., ADR............................     13,092    250,057
    Brilliance China Automotive Holdings, Ltd..............    600,000    526,339
#   BYD Co., Ltd., Class H.................................    189,500  1,219,013
    BYD Electronic International Co., Ltd..................    361,500    425,391
#*  C.banner International Holdings, Ltd...................    270,000     18,608
    Cabbeen Fashion, Ltd...................................    155,000     41,890
    Canvest Environmental Protection Group Co., Ltd........    170,000     90,454
*   Capital Environment Holdings, Ltd......................  2,440,000     50,553
*   CAR, Inc...............................................    411,000    326,709
#*  Carnival Group International Holdings, Ltd.............  2,790,000     50,563
    Carrianna Group Holdings Co., Ltd......................    238,000     25,574
    Central China Real Estate, Ltd.........................    296,696    108,414
    Central China Securities Co., Ltd., Class H............    308,000     74,024
*   Century Sunshine Group Holdings, Ltd...................  1,055,000     26,076
*   CGN Meiya Power Holdings Co., Ltd......................    672,000     88,451
    CGN Power Co., Ltd., Class H...........................    853,000    196,172
*   Chanjet Information Technology Co., Ltd., Class H......      7,400      8,041
    Chaowei Power Holdings, Ltd............................    348,000    149,828
*   Cheetah Mobile, Inc., ADR..............................      6,643     63,308
*   Chigo Holding, Ltd.....................................  1,272,000     11,727
#*  Chiho Environmental Group, Ltd.........................    144,000     41,859
    China Aerospace International Holdings, Ltd............    848,000     58,667
    China Agri-Industries Holdings, Ltd....................  1,040,700    348,801
    China All Access Holdings, Ltd.........................    270,000     12,556
*   China Animal Healthcare, Ltd...........................     47,000        632
    China Animation Characters Co., Ltd....................    134,000     45,765
    China Aoyuan Property Group, Ltd.......................    729,000    427,946

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           Shares    Value>>
                                                         ---------- ----------
  CHINA -- (Continued)
      China BlueChemical, Ltd., Class H.................    812,000 $  278,353
  #*  China Chengtong Development Group, Ltd............    498,000     13,069
      China Cinda Asset Management Co., Ltd., Class H...  1,766,000    433,522
      China CITIC Bank Corp., Ltd., Class H.............    873,000    541,115
      China Coal Energy Co., Ltd., Class H..............    743,000    333,631
      China Communications Construction Co., Ltd.,
        Class H.........................................    852,000    781,203
      China Communications Services Corp., Ltd., Class H    768,000    622,365
      China Conch Venture Holdings, Ltd.................    440,000  1,237,976
      China Construction Bank Corp., Class H............ 11,608,200  9,211,649
      China Datang Corp. Renewable Power Co., Ltd.,
        Class H.........................................    771,000     94,559
  *   China Daye Non-Ferrous Metals Mining, Ltd.........  3,026,163     24,810
  #*  China Dynamics Holdings, Ltd......................  1,050,000     13,455
      China Eastern Airlines Corp., Ltd., ADR...........      2,373     66,753
      China Eastern Airlines Corp., Ltd., Class H.......    674,000    374,079
      China Electronics Huada Technology Co., Ltd.......    256,000     22,563
      China Electronics Optics Valley Union Holding
        Co., Ltd........................................    620,000     34,521
      China Energy Engineering Corp., Ltd., Class H.....    776,000     75,311
      China Everbright Bank Co., Ltd., Class H..........    572,000    255,313
      China Everbright International, Ltd...............    459,074    367,257
      China Everbright Water, Ltd.......................    127,600     32,257
  #   China Evergrande Group............................  1,570,000  3,764,505
  *   China Fiber Optic Network System Group, Ltd.......    521,599     18,624
      China Financial Services Holdings, Ltd............    354,000     22,247
  #   China Foods, Ltd..................................    528,000    247,926
  #   China Galaxy Securities Co., Ltd., Class H........    852,500    429,460
      China Gas Holdings, Ltd...........................    444,200  1,410,063
  *   China Glass Holdings, Ltd.........................    262,000     18,748
  #*  China Grand Pharmaceutical and Healthcare
        Holdings, Ltd., Class A.........................    552,000    267,485
  #   China Greenland Broad Greenstate Group Co., Ltd...    356,000     28,206
      China Hanking Holdings, Ltd.......................    268,000     31,213
  #   China Harmony New Energy Auto Holding, Ltd........    423,500    168,625
  *   China High Precision Automation Group, Ltd........    127,000      3,705
  #   China High Speed Transmission Equipment Group
        Co., Ltd........................................    195,000    181,772
  #   China Hongqiao Group, Ltd.........................    529,500    354,986
  *   China Huishan Dairy Holdings Co., Ltd.............    682,000        128
  *   China Huiyuan Juice Group, Ltd....................    368,500     35,596
  #   China International Capital Corp., Ltd., Class H..    199,600    328,770
  #   China International Marine Containers Group Co.,
        Ltd., Class H...................................    168,700    148,941
  *   China ITS Holdings Co., Ltd.......................    291,000      8,330
      China Jinmao Holdings Group, Ltd..................  2,266,000    954,774
      China Lesso Group Holdings, Ltd...................    666,000    351,817
      China Life Insurance Co., Ltd., ADR...............     11,032    110,982
      China Life Insurance Co., Ltd., Class H...........     38,000     76,144
      China Lilang, Ltd.................................    231,000    190,472
  #*  China Logistics Property Holdings Co., Ltd........    190,000     62,752
      China Longyuan Power Group Corp., Ltd., Class H...    742,000    564,664
  *   China LotSynergy Holdings, Ltd....................  1,980,000     21,318
      China Maple Leaf Educational Systems, Ltd.........    176,000     76,385
      China Medical System Holdings, Ltd................    728,000    869,555
      China Meidong Auto Holdings, Ltd..................    230,000     91,007
      China Mengniu Dairy Co., Ltd......................     97,000    287,011
      China Merchants Bank Co., Ltd., Class H...........    450,701  1,740,325
      China Merchants Land, Ltd.........................    718,000     92,807
  #   China Merchants Securities Co., Ltd., Class H.....     13,200     14,990
  #*  China Metal Resources Utilization, Ltd............     68,000     39,053
      China Minsheng Banking Corp., Ltd., Class H.......    807,120    595,975
      China Mobile, Ltd.................................    581,500  5,447,421
      China Mobile, Ltd., Sponsored ADR.................     73,952  3,442,466
  *   China Modern Dairy Holdings, Ltd..................    738,000     92,442

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    China Molybdenum Co., Ltd., Class H.................... 1,077,000 $  402,180
    China National Building Material Co., Ltd., Class H.... 2,215,400  1,592,794
    China New Town Development Co., Ltd....................   253,883      6,192
    China NT Pharma Group Co., Ltd.........................   276,000     41,292
*   China Nuclear Energy Technology Corp., Ltd.............   134,000     10,102
#*  China Oceanwide Holdings, Ltd..........................   964,000     46,748
    China Oil & Gas Group, Ltd............................. 2,404,000    165,653
    China Oilfield Services, Ltd., Class H.................   426,000    397,465
    China Oriental Group Co., Ltd..........................   754,000    598,252
    China Overseas Grand Oceans Group, Ltd.................   687,375    213,055
    China Overseas Land & Investment, Ltd.................. 1,378,827  4,334,809
    China Overseas Property Holdings, Ltd..................   919,275    216,829
    China Pacific Insurance Group Co., Ltd., Class H.......   175,800    656,332
    China Petroleum & Chemical Corp., ADR..................    12,059    972,639
    China Petroleum & Chemical Corp., Class H.............. 3,951,400  3,218,715
*   China Pioneer Pharma Holdings, Ltd.....................   250,000     48,504
#   China Power Clean Energy Development Co., Ltd..........   133,000     38,268
    China Power International Development, Ltd............. 1,233,333    244,020
*   China Properties Group, Ltd............................   173,000     23,198
    China Railway Construction Corp., Ltd., Class H........   708,000    899,165
    China Railway Group, Ltd., Class H.....................   620,000    554,101
    China Railway Signal & Communication Corp., Ltd.,
      Class H..............................................   373,000    251,161
    China Reinsurance Group Corp., Class H.................   582,000    111,536
    China Resources Beer Holdings Co., Ltd.................   340,962  1,188,124
    China Resources Cement Holdings, Ltd...................   922,610    818,981
    China Resources Gas Group, Ltd.........................   466,000  1,786,155
    China Resources Land, Ltd..............................   734,444  2,497,990
    China Resources Medical Holdings Co., Ltd..............   154,500    106,461
    China Resources Pharmaceutical Group, Ltd..............   669,500    983,639
    China Resources Power Holdings Co., Ltd................   264,678    465,687
*   China Ruifeng Renewable Energy Holdings, Ltd...........   300,000     21,430
*   China Rundong Auto Group, Ltd..........................    62,000     20,023
    China Sanjiang Fine Chemicals Co., Ltd.................   355,000     81,303
    China SCE Group Holdings, Ltd.......................... 1,110,600    379,675
#*  China Shengmu Organic Milk, Ltd........................ 1,157,000     46,580
    China Shenhua Energy Co., Ltd., Class H................   714,616  1,616,782
*   China Silver Group, Ltd................................   434,000     53,879
    China Singyes Solar Technologies Holdings, Ltd.........   249,600     68,432
    China South City Holdings, Ltd......................... 1,628,000    239,282
    China Southern Airlines Co., Ltd., Sponsored ADR.......     3,231     88,529
    China Southern Airlines Co., Ltd., Class H.............   844,000    460,053
    China State Construction International Holdings, Ltd...   717,300    512,948
    China Sunshine Paper Holdings Co., Ltd.................   201,000     33,712
    China Suntien Green Energy Corp., Ltd., Class H........   548,000    140,104
*   China Taifeng Beddings Holdings, Ltd...................    44,000      1,136
    China Taiping Insurance Holdings Co., Ltd..............   422,306  1,418,518
    China Telecom Corp., Ltd., ADR.........................     3,368    157,892
    China Telecom Corp., Ltd., Class H.....................   488,000    230,888
    China Tian Lun Gas Holdings, Ltd.......................    58,500     42,400
    China Traditional Chinese Medicine Holdings Co., Ltd...   644,000    411,181
    China Travel International Investment Hong Kong, Ltd... 1,144,000    307,523
    China Unicom Hong Kong, Ltd............................ 1,508,000  1,577,291
    China Unicom Hong Kong, Ltd., ADR......................    88,795    926,132
*   China Unienergy Group, Ltd.............................    82,000    132,136
    China Vanke Co., Ltd., Class H.........................   387,200  1,195,634
    China Vast Industrial Urban Development Co., Ltd.......    74,000     28,851
    China Water Affairs Group, Ltd.........................   310,000    280,561
#*  China Water Industry Group, Ltd........................   308,000     45,264
    China Wood Optimization Holding, Ltd...................    88,000     22,685

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares    Value>>
                                                         --------- ----------
  CHINA -- (Continued)
  #   China XLX Fertiliser, Ltd.........................   228,000 $   82,863
  *   China Yurun Food Group, Ltd.......................   634,000     50,268
      China ZhengTong Auto Services Holdings, Ltd.......   492,500    236,352
  #   China Zhongwang Holdings, Ltd.....................   759,600    338,011
      Chinasoft International, Ltd......................   576,000    339,431
      Chongqing Machinery & Electric Co., Ltd., Class H.   633,925     38,960
      Chongqing Rural Commercial Bank Co., Ltd., Class H 1,506,000    831,907
  *   Chu Kong Petroleum & Natural Gas Steel Pipe
        Holdings, Ltd...................................    49,000      3,822
      Chu Kong Shipping Enterprise Group Co., Ltd.......   180,000     40,927
      CIFI Holdings Group Co., Ltd...................... 1,856,000    778,697
      CIMC Enric Holdings, Ltd..........................   100,000     76,871
  *   CITIC Dameng Holdings, Ltd........................   361,000     17,563
      CITIC Resources Holdings, Ltd..................... 1,250,000    102,300
      CITIC Securities Co., Ltd., Class H...............   185,500    327,501
      CITIC, Ltd........................................   588,000    883,475
      Citychamp Watch & Jewellery Group, Ltd............   562,000    115,455
      Clear Media, Ltd..................................    41,000     11,431
      CNOOC, Ltd........................................ 1,241,000  2,113,397
      CNOOC, Ltd., Sponsored ADR........................    20,875  3,533,094
  *   Coastal Greenland, Ltd............................   561,000     16,780
  *   COFCO Meat Holdings, Ltd..........................   363,000     52,915
  #   Cogobuy Group.....................................   246,000     84,086
  #   Colour Life Services Group Co., Ltd...............   183,000     88,418
  #*  Comba Telecom Systems Holdings, Ltd...............   607,429     85,580
      Concord New Energy Group, Ltd..................... 2,600,000    103,000
  #   Consun Pharmaceutical Group, Ltd..................   255,000    177,491
  *   Coolpad Group, Ltd................................ 1,639,600      4,263
  #*  COSCO SHIPPING Development Co., Ltd., Class H..... 1,561,000    159,693
      COSCO SHIPPING Energy Transportation Co., Ltd.,
        Class H.........................................   509,752    279,287
  *   COSCO SHIPPING Holdings Co., Ltd., Class H........ 1,224,000    438,545
  *   Coslight Technology International Group Co., Ltd..   130,000     32,357
  #   Cosmo Lady China Holdings Co., Ltd................   241,000    101,430
      Country Garden Holdings Co., Ltd.................. 2,179,786  2,345,795
  *   Country Garden Services Holdings Co., Ltd.........   250,550    326,662
      CP Pokphand Co., Ltd.............................. 3,016,000    261,682
  #   CPMC Holdings, Ltd................................   225,000     74,130
  #   CRCC High-Tech Equipment Corp., Ltd., Class H.....   175,500     35,678
      CRRC Corp., Ltd., Class H.........................   247,000    216,933
  *   CSMall Group, Ltd.................................    93,733     14,388
      CSPC Pharmaceutical Group, Ltd....................   992,000  2,113,761
  *   CSSC Offshore and Marine Engineering Group Co.,
        Ltd., Class H...................................    66,000     45,046
      CT Environmental Group, Ltd....................... 1,368,000     62,106
  *   Ctrip.com International, Ltd., ADR................    47,022  1,564,892
      Da Ming International Holdings, Ltd...............    42,000     13,408
  *   DaChan Food Asia, Ltd.............................   128,000      5,811
      Dah Chong Hong Holdings, Ltd......................   376,000    127,516
      Dali Foods Group Co., Ltd.........................   502,000    358,905
      Dalian Port PDA Co., Ltd., Class H................   584,200     75,321
  *   Daphne International Holdings, Ltd................   350,000     11,400
      Datang International Power Generation Co., Ltd.,
        Class H.........................................   506,000    113,154
      Dawnrays Pharmaceutical Holdings, Ltd.............   450,000    103,479
  *   DBA Telecommunication Asia Holdings, Ltd..........    72,000        602
  #*  Differ Group Holding Co., Ltd.....................   342,000     22,740
  *   Dongfang Electric Corp., Ltd., Class H............   199,800    107,298
      Dongfeng Motor Group Co., Ltd., Class H...........   778,000    768,750
  #   Dongjiang Environmental Co., Ltd., Class H........    82,800     81,310
      Dongyue Group, Ltd................................   773,000    414,132
  #*  Dynagreen Environmental Protection Group Co.,
        Ltd., Class H...................................   104,000     39,888
  *   Dynasty Fine Wines Group, Ltd.....................   114,000      3,925

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    E-Commodities Holdings, Ltd............................   828,000 $   39,262
*   eHi Car Services, Ltd., Sponsored ADR..................     2,373     28,642
    ENN Energy Holdings, Ltd...............................   106,000    904,453
#   Essex Bio-technology, Ltd..............................   110,000     71,538
    EVA Precision Industrial Holdings, Ltd.................   396,000     31,433
    Everbright Securities Co., Ltd., Class H...............    69,000     60,488
*   Fang Holdings, Ltd., ADR...............................    14,656     29,752
    Fantasia Holdings Group Co., Ltd.......................   810,000     80,969
    Far East Horizon, Ltd..................................   950,000    922,793
#*  FDG Electric Vehicles, Ltd............................. 2,345,000     23,088
#*  First Tractor Co., Ltd., Class H.......................   232,000     54,885
    Fosun International, Ltd...............................   412,892    605,770
#   Fu Shou Yuan International Group, Ltd..................   457,000    351,209
#   Fufeng Group, Ltd......................................   903,600    383,489
*   Fuguiniao Co., Ltd., Class H...........................    53,000      4,917
#   Fullshare Holdings, Ltd................................   595,000    231,416
    Future Land Development Holdings, Ltd.................. 1,206,000    695,658
    Fuyao Glass Industry Group Co., Ltd., Class H..........   268,000    792,179
#*  GCL New Energy Holdings, Ltd........................... 4,276,000    142,507
#*  GCL-Poly Energy Holdings, Ltd.......................... 7,651,000    454,637
#   Geely Automobile Holdings, Ltd......................... 2,045,000  3,940,718
    Gemdale Properties & Investment Corp., Ltd............. 2,300,000    212,306
#   Genertec Universal Medical Group Co., Ltd..............   315,500    245,660
*   Genscript Biotech Corp.................................   114,000    176,236
#   GF Securities Co., Ltd., Class H.......................   139,800    181,130
*   Glorious Property Holdings, Ltd........................ 1,768,000     86,137
#   Golden Eagle Retail Group, Ltd.........................   263,000    271,999
    Golden Meditech Holdings, Ltd..........................   172,000     18,009
    Golden Throat Holdings Group Co., Ltd..................    46,000      5,882
    Goldlion Holdings, Ltd.................................   162,000     63,856
#*  GOME Retail Holdings, Ltd.............................. 4,609,060    460,331
#   Grand Baoxin Auto Group, Ltd...........................   288,881     63,038
#   Great Wall Motor Co., Ltd., Class H....................   790,000    469,276
*   Greater China Financial Holdings, Ltd..................   528,000     13,491
    Greatview Aseptic Packaging Co., Ltd...................   503,000    334,712
    Greenland Hong Kong Holdings, Ltd......................   509,000    117,352
    Greentown China Holdings, Ltd..........................   343,000    239,709
    Greentown Service Group Co., Ltd.......................   502,000    333,094
    Guangdong Investment, Ltd..............................   310,000    554,983
    Guangdong Yueyun Transportation Co., Ltd., Class H.....    91,000     35,935
    Guangshen Railway Co., Ltd., Sponsored ADR.............     6,099    114,539
    Guangshen Railway Co., Ltd., Class H...................   130,000     48,706
    Guangzhou Automobile Group Co., Ltd., Class H..........   328,000    332,442
    Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
      Ltd., Class H........................................    18,000     65,709
    Guangzhou R&F Properties Co., Ltd., Class H............   749,600  1,183,582
*   Guodian Technology & Environment Group Corp., Ltd.,
      Class H..............................................   210,000      7,873
*   Guolian Securities Co., Ltd., Class H..................   124,000     27,630
#   Guorui Properties, Ltd.................................   330,000     79,237
*   Haichang Ocean Park Holdings, Ltd......................   265,000     43,343
    Haier Electronics Group Co., Ltd.......................   351,000    737,092
*   Hailiang Education Group, Inc., ADR....................     1,838    114,342
    Haitian International Holdings, Ltd....................   378,000    742,370
    Haitong Securities Co., Ltd., Class H..................   498,800    502,536
*   Hanergy Thin Film Power Group, Ltd.....................   710,000    452,694
    Harbin Bank Co., Ltd., Class H.........................   231,000     53,732
#   Harbin Electric Co., Ltd., Class H.....................   354,236    100,188
*   Harmonicare Medical Holdings, Ltd......................    74,000     21,242
#*  HC Group, Inc..........................................   211,500    137,458
*   Health and Happiness H&H International Holdings, Ltd...   124,500    710,451

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Hengan International Group Co., Ltd....................   171,500 $1,363,318
*   Hengdeli Holdings, Ltd................................. 1,021,400     42,451
*   HengTen Networks Group, Ltd............................   544,000     19,553
    Hilong Holding, Ltd....................................   651,000     77,852
    Hisense Kelon Electrical Holdings Co., Ltd., Class H...   116,000     84,208
    HKC Holdings, Ltd......................................    76,739     55,213
*   Honghua Group, Ltd..................................... 1,304,000     83,062
    Honworld Group, Ltd....................................    59,000     27,162
    Hopson Development Holdings, Ltd.......................   310,000    238,352
    HOSA International, Ltd................................   178,000      6,583
*   Hua Han Health Industry Holdings, Ltd.................. 1,573,842     42,547
    Hua Hong Semiconductor, Ltd............................    91,000    158,841
    Huadian Fuxin Energy Corp., Ltd., Class H..............   686,000    123,579
    Huadian Power International Corp., Ltd., Class H.......   388,000    147,169
    Huaneng Power International, Inc., Sponsored ADR.......     3,000     66,180
    Huaneng Power International, Inc., Class H.............   468,000    260,866
    Huaneng Renewables Corp., Ltd., Class H................ 2,834,000    729,400
*   Huatai Securities Co., Ltd., Class H...................   170,000    273,692
    Huaxi Holdings Co., Ltd................................    60,000     16,449
    Huazhong In-Vehicle Holdings Co., Ltd..................   158,000     24,423
    Huazhu Group, Ltd., ADR................................    23,477    614,158
    Huishang Bank Corp., Ltd., Class H.....................   244,200    105,706
*   Hydoo International Holding, Ltd.......................   146,000      7,796
    IMAX China Holding, Inc................................    73,300    171,263
    Industrial & Commercial Bank of China, Ltd., Class H... 7,423,460  5,036,614
    Inner Mongolia Yitai Coal Co., Ltd., Class H...........    21,900     18,811
*   JD.com, Inc., ADR......................................    10,745    252,722
*   Jiangnan Group, Ltd....................................   762,000     35,545
    Jiangsu Expressway Co., Ltd., Class H..................   172,000    230,735
#   Jiangxi Copper Co., Ltd., Class H......................   355,000    392,121
    Jiayuan International Group, Ltd.......................   462,787    812,373
#*  Jinchuan Group International Resources Co., Ltd........   737,000     63,395
#   Jingrui Holdings, Ltd..................................    46,000     11,867
*   JinkoSolar Holding Co., Ltd., ADR......................    11,280     90,917
    Jinmao Hotel and Jinmao China Hotel Investments and
      Management, Ltd......................................    83,500     41,831
    JNBY Design, Ltd.......................................   121,500    186,671
    Joy City Property, Ltd................................. 1,414,000    150,305
    Ju Teng International Holdings, Ltd....................   460,000    117,672
    Jutal Offshore Oil Services, Ltd.......................   124,000     15,939
    K Wah International Holdings, Ltd......................   583,931    264,546
*   Kai Yuan Holdings, Ltd................................. 1,980,000     12,162
    Kaisa Group Holdings, Ltd..............................   949,000    232,084
    Kangda International Environmental Co., Ltd............   285,000     31,735
#   Kasen International Holdings, Ltd......................   191,000     81,091
    Kinetic Mines and Energy, Ltd..........................   812,000     48,996
    Kingboard Holdings, Ltd................................   410,000  1,101,354
    Kingboard Laminates Holdings, Ltd......................   621,500    477,120
    Kingdee International Software Group Co., Ltd..........   275,600    226,010
    Kingsoft Corp., Ltd....................................   228,000    323,717
#   Koradior Holdings, Ltd.................................    76,000     92,399
#*  KuangChi Science, Ltd..................................   786,000     54,296
    Kunlun Energy Co., Ltd................................. 2,228,000  2,534,985
    KWG Group Holdings, Ltd................................   571,400    438,507
*   Labixiaoxin Snacks Group, Ltd..........................   200,000     14,007
    Lai Fung Holdings, Ltd.................................    27,560     33,239
    Lee & Man Chemical Co., Ltd............................    48,300     29,387
    Lee & Man Paper Manufacturing, Ltd.....................   846,600    726,875
#   Lee's Pharmaceutical Holdings, Ltd.....................   110,000     82,609
    Legend Holdings Corp., Class H.........................    63,500    172,706

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Lenovo Group, Ltd...................................... 3,976,000 $2,535,857
*   Leoch International Technology, Ltd....................   195,000     16,441
#*  Leyou Technologies Holdings, Ltd....................... 1,140,000    260,085
*   Li Ning Co., Ltd.......................................   332,500    312,780
*   Lianhua Supermarket Holdings Co., Ltd., Class H........   172,400     39,662
#*  Lifestyle China Group, Ltd.............................   327,000    131,304
#*  Lifetech Scientific Corp...............................   488,000    105,954
#*  Lisi Group Holdings, Ltd...............................   478,000     57,890
    Livzon Pharmaceutical Group, Inc., Class H.............    27,682     80,898
    Logan Property Holdings Co., Ltd.......................   740,000    685,317
    Longfor Group Holdings, Ltd............................   575,500  1,398,571
    Lonking Holdings, Ltd..................................   825,000    186,009
#   Luye Pharma Group, Ltd.................................   267,000    207,251
#   LVGEM China Real Estate Investment Co., Ltd............   162,000     45,591
#   Maanshan Iron & Steel Co., Ltd., Class H...............   908,000    488,984
    Maoye International Holdings, Ltd......................   445,000     31,898
    Metallurgical Corp. of China, Ltd., Class H............   235,000     57,118
*   MIE Holdings Corp......................................   206,000      4,306
*   Mingfa Group International Co., Ltd....................   589,000      4,229
#   Minmetals Land, Ltd....................................   764,000    117,224
    Minth Group, Ltd.......................................   436,000  1,416,620
*   MMG, Ltd............................................... 1,452,000    547,249
    MOBI Development Co., Ltd..............................   124,000     12,683
*   Mobile Internet China Holding, Ltd.....................    55,000      1,401
#   Modern Land China Co., Ltd.............................   444,400     55,929
*   Momo, Inc., Sponsored ADR..............................    48,245  1,619,585
#*  Munsun Capital Group, Ltd.............................. 1,295,700     25,060
#   Nan Hai Corp., Ltd..................................... 7,850,000    182,518
*   Nature Home Holding Co., Ltd...........................   102,000     19,026
    NetDragon Websoft Holdings, Ltd........................    18,500     32,925
    NetEase, Inc., ADR.....................................     8,661  1,800,189
    New China Life Insurance Co., Ltd., Class H............    88,000    412,860
*   New Oriental Education & Technology Group, Inc.,
      Sponsored ADR........................................     3,673    214,907
#*  New Provenance Everlasting Holdings, Ltd............... 5,980,000     32,065
*   New World Department Store China, Ltd..................   223,000     44,428
    Nexteer Automotive Group, Ltd..........................   588,000    829,125
    Nine Dragons Paper Holdings, Ltd....................... 1,114,000  1,066,865
*   Noah Holdings, Ltd., ADR...............................     2,732    103,024
*   North Mining Shares Co., Ltd........................... 6,050,000     20,915
    NVC Lighting Holdings, Ltd.............................   545,000     35,596
#*  O-Net Technologies Group, Ltd..........................    86,000     37,345
#   Orient Securities Co., Ltd., Class H...................   102,400     67,435
    Overseas Chinese Town Asia Holdings, Ltd...............   104,000     29,373
#   Ozner Water International Holding, Ltd.................   175,000     37,722
    Pacific Online, Ltd....................................   210,000     28,712
#*  Panda Green Energy Group, Ltd.......................... 1,408,000     53,058
*   Parkson Retail Group, Ltd..............................   605,000     53,329
#   PAX Global Technology, Ltd.............................   390,000    192,269
*   Peking University Resources Holdings Co., Ltd..........   350,000     10,507
    People's Insurance Co. Group of China, Ltd. (The),
      Class H.............................................. 1,181,000    483,031
    PetroChina Co., Ltd., ADR..............................     9,000    653,760
    PetroChina Co., Ltd., Class H.......................... 3,212,000  2,309,503
    PICC Property & Casualty Co., Ltd., Class H............ 1,245,753  1,210,921
    Ping An Insurance Group Co. of China, Ltd., Class H....   833,000  7,875,205
    Poly Culture Group Corp., Ltd., Class H................    40,500     46,573
    Poly Property Group Co., Ltd...........................   958,000    287,102
#   Pou Sheng International Holdings, Ltd..................   800,000    152,104
    Powerlong Real Estate Holdings, Ltd....................   697,000    239,187
*   Prosperity International Holdings HK, Ltd.............. 1,680,000      9,033

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares    Value>>
                                                         --------- ----------
  CHINA -- (Continued)
  *   PW Medtech Group, Ltd.............................   280,000 $   46,955
  #   Q Technology Group Co., Ltd.......................   239,000    113,825
  *   Qingdao Port International Co., Ltd., Class H.....   363,000    211,238
      Qinhuangdao Port Co., Ltd., Class H...............   206,000     44,770
  *   Qinqin Foodstuffs Group Cayman Co., Ltd...........     8,400      2,346
      Qunxing Paper Holdings Co., Ltd...................   147,174      7,094
  *   Real Gold Mining, Ltd.............................    19,000        637
      Red Star Macalline Group Corp., Ltd., Class H.....    71,272     63,053
  #   Redco Group.......................................   508,000    230,146
      Regal International Airport Group Co., Ltd.,
      Class H...........................................    50,000     44,817
  *   Renhe Commercial Holdings Co., Ltd................ 7,156,000    238,011
  *   REXLot Holdings, Ltd.............................. 5,031,399      8,384
      Road King Infrastructure, Ltd.....................    96,000    148,599
  #*  Ronshine China Holdings, Ltd......................   198,000    223,405
      Sany Heavy Equipment International Holdings Co.,
        Ltd. ...........................................   355,000    102,401
      Seaspan Corp......................................    18,858    168,591
  #*  Semiconductor Manufacturing International Corp.... 1,417,100  1,170,578
  *   Semiconductor Manufacturing International Corp.,
      ADR...............................................    18,227     76,918
  #   Shandong Chenming Paper Holdings, Ltd., Class H...   204,750    115,297
      Shandong Weigao Group Medical Polymer Co., Ltd.,
        Class H.........................................   516,000    462,206
      Shandong Xinhua Pharmaceutical Co., Ltd., Class H.    83,200     41,793
  #   Shanghai Electric Group Co., Ltd., Class H........   322,000    104,800
      Shanghai Fosun Pharmaceutical Group Co., Ltd.,
        Class H.........................................    11,000     33,077
  *   Shanghai Fudan Microelectronics Group Co., Ltd.,
        Class H.........................................    82,000     89,745
      Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co.,
        Ltd., Class H...................................   111,000     51,113
      Shanghai Haohai Biological Technology Co., Ltd.,
        Class H.........................................     8,600     45,060
      Shanghai Industrial Holdings, Ltd.................   221,000    465,424
      Shanghai Industrial Urban Development Group, Ltd..   894,000    134,930
      Shanghai Jin Jiang International Hotels Group
        Co., Ltd., Class H..............................   646,000    151,266
  #   Shanghai La Chapelle Fashion Co., Ltd., Class H...    33,800     30,162
      Shanghai Pharmaceuticals Holding Co., Ltd.,
      Class H...........................................   184,200    407,912
  *   Shanghai Prime Machinery Co., Ltd., Class H.......   410,000     57,593
  *   Shanghai Zendai Property, Ltd..................... 2,745,000     38,752
      Shengjing Bank Co., Ltd., Class H.................    63,000     27,745
  *   Shengli Oil & Gas Pipe Holdings, Ltd..............   262,500      4,278
      Shenguan Holdings Group, Ltd......................   446,000     22,504
      Shenzhen Expressway Co., Ltd., Class H............   210,000    193,549
      Shenzhen International Holdings, Ltd..............   568,788  1,089,703
  #   Shenzhen Investment, Ltd.......................... 1,603,568    461,546
      Shenzhou International Group Holdings, Ltd........   102,000  1,130,833
      Shimao Property Holdings, Ltd.....................   726,500  1,431,524
      Shougang Fushan Resources Group, Ltd.............. 1,224,000    247,763
      Shui On Land, Ltd................................. 1,854,656    374,832
  *   Shunfeng International Clean Energy, Ltd..........   974,000     35,888
      Sichuan Expressway Co., Ltd., Class H.............   266,000     78,901
      Sihuan Pharmaceutical Holdings Group, Ltd......... 1,304,000    265,514
      SIM Technology Group, Ltd.........................   400,000     14,061
      Sino Biopharmaceutical, Ltd....................... 1,624,497  1,466,257
  *   Sino Oil And Gas Holdings, Ltd....................   516,999      9,891
  #*  Sinofert Holdings, Ltd............................ 1,194,000    134,257
      Sino-Ocean Group Holding, Ltd..................... 1,402,332    551,251
      Sinopec Engineering Group Co., Ltd., Class H......   390,500    363,771
      Sinopec Kantons Holdings, Ltd.....................   442,000    180,379
      Sinopec Shanghai Petrochemical Co., Ltd.,
        Sponsored ADR...................................     4,550    199,518
      Sinopec Shanghai Petrochemical Co., Ltd., Class H. 1,358,000    596,764
      Sinopharm Group Co., Ltd., Class H................   597,200  2,893,046
      Sinosoft Technology Group, Ltd....................   416,000    119,182
      Sinotrans, Ltd., Class H..........................   858,000    300,154
  #   Sinotruk Hong Kong, Ltd...........................   418,000    604,416

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
CHINA -- (Continued)
    Skyfame Realty Holdings, Ltd........................... 1,368,000 $  235,503
    Skyworth Digital Holdings, Ltd.........................   896,196    207,539
#*  SMI Holdings Group, Ltd................................   466,400    139,172
    SOHO China, Ltd........................................ 1,272,000    432,412
*   Sohu.com, Ltd., ADR....................................     5,447     98,427
*   Sparkle Roll Group, Ltd................................   624,000     25,479
    Springland International Holdings, Ltd.................   378,000     77,250
*   SPT Energy Group, Inc..................................   416,000     30,739
*   SRE Group, Ltd......................................... 2,440,285     46,098
    SSY Group, Ltd......................................... 1,033,042    872,777
    Strong Petrochemical Holdings, Ltd.....................   132,000      8,125
    Suchuang Gas Corp., Ltd................................    50,000     16,898
    Summi Group Holdings, Ltd..............................   136,000      3,494
    Sun Art Retail Group, Ltd.............................. 1,174,000  1,287,186
#   Sun King Power Electronics Group.......................   228,000     29,168
#   Sunac China Holdings, Ltd..............................   403,000  1,103,002
    Sunny Optical Technology Group Co., Ltd................   109,000    951,666
#*  Sunshine 100 China Holdings, Ltd.......................   217,000    105,250
*   Superb Summit International Group, Ltd.................    55,000     10,240
#   Symphony Holdings, Ltd.................................   710,000     91,545
*   TAL Education Group, ADR...............................    34,138    989,319
    Tang Palace China Holdings, Ltd........................    88,000     12,424
    Tarena International, Inc., ADR........................     6,628     57,332
    TCL Electronics Holdings, Ltd..........................   276,000    112,493
*   Tech Pro Technology Development, Ltd................... 2,780,000      4,538
*   Technovator International, Ltd.........................   204,000     27,617
    Ten Pao Group Holdings, Ltd............................   196,000     12,527
    Tencent Holdings, Ltd..................................   213,700  7,321,204
    Tenwow International Holdings, Ltd.....................   286,000     13,859
    Texhong Textile Group, Ltd.............................   159,500    192,645
    Tian An China Investment Co., Ltd......................   141,000     75,305
    Tian Ge Interactive Holdings, Ltd......................   110,000     58,014
    Tian Shan Development Holding, Ltd.....................    66,000     19,928
#   Tiangong International Co., Ltd........................   310,000     68,913
#*  Tianjin Capital Environmental Protection Group Co.,
      Ltd., Class H .......................................    94,000     34,616
    Tianjin Port Development Holdings, Ltd................. 1,134,000    115,664
    Tianneng Power International, Ltd......................   462,000    370,760
*   Tibet Water Resources, Ltd.............................   498,000    142,168
    Tingyi Cayman Islands Holding Corp.....................   826,000  1,223,842
    Tomson Group, Ltd......................................   258,503     72,380
    Tong Ren Tang Technologies Co., Ltd., Class H..........   339,000    485,527
#   Tongda Group Holdings, Ltd............................. 1,620,000    209,540
    Tonly Electronics Holdings, Ltd........................    31,200     19,942
#   Top Spring International Holdings, Ltd.................   107,600     28,250
*   Tou Rong Chang Fu Group, Ltd...........................   856,000      9,660
    Towngas China Co., Ltd.................................   313,593    228,466
    TPV Technology, Ltd....................................   292,000     23,884
#   TravelSky Technology, Ltd., Class H....................   165,471    401,961
    Trigiant Group, Ltd....................................   360,000     40,999
*   Truly International Holdings, Ltd......................   608,000     88,769
    Tsaker Chemical Group, Ltd.............................    17,500     11,810
    Tsingtao Brewery Co., Ltd., Class H....................    58,000    229,360
    Uni-President China Holdings, Ltd......................   549,400    534,477
    United Energy Group, Ltd............................... 3,950,000    771,170
    Vinda International Holdings, Ltd......................    56,000     80,999
*   Vipshop Holdings, Ltd., ADR............................   127,279    618,576
    Wanguo International Mining Group, Ltd.................    38,000      8,340
    Want Want China Holdings, Ltd.......................... 1,364,000    975,832
    Wasion Holdings, Ltd...................................   250,000    122,631

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                         Shares     Value>>
                                                        --------- ------------
 CHINA -- (Continued)
 *   Weibo Corp., Sponsored ADR........................     4,115 $    242,826
     Weichai Power Co., Ltd., Class H.................. 1,186,880    1,173,350
     West China Cement, Ltd............................ 1,480,000      219,725
 #   Wisdom Sports Group...............................   182,000       13,973
 #   Xiabuxiabu Catering Management China Holdings
       Co., Ltd........................................   224,000      281,251
     Xiamen International Port Co., Ltd., Class H......   500,000       65,678
 *   Xinchen China Power Holdings, Ltd.................   156,000       11,363
     Xingda International Holdings, Ltd................   437,258      118,057
     Xingfa Aluminium Holdings, Ltd....................    48,000       31,613
     Xinghua Port Holdings, Ltd........................    53,750        6,640
     Xinjiang Goldwind Science & Technology Co., Ltd.,
       Class H.........................................   199,880      149,262
 *   Xinjiang Xinxin Mining Industry Co., Ltd., Class H   228,000       21,272
     Xinyi Solar Holdings, Ltd......................... 1,781,215      557,289
     Xinyuan Real Estate Co., Ltd., ADR................    13,733       56,717
     Xtep International Holdings, Ltd..................   314,500      172,535
 #   Yadea Group Holdings, Ltd.........................   460,000      143,347
 *   Yanchang Petroleum International, Ltd............. 1,360,000       12,899
 #*  Yangtze Optical Fibre and Cable Joint Stock, Ltd.
       Co., Class H....................................    92,500      226,588
     Yanzhou Coal Mining Co., Ltd., Class H............ 1,226,000    1,166,025
 *   Yashili International Holdings, Ltd...............   394,000       68,071
 #   Yeebo International Holdings, Ltd.................   106,000       14,097
     YiChang HEC ChangJiang Pharmaceutical Co., Ltd.,
       Class H.........................................    47,000      161,086
     Yida China Holdings, Ltd..........................   110,000       37,307
 #   Yihai International Holding, Ltd..................   213,000      468,056
     Yip's Chemical Holdings, Ltd......................    96,000       29,123
     Yirendai, Ltd., ADR...............................     8,553      133,085
 #*  Youyuan International Holdings, Ltd...............   259,510       85,793
 *   Yuanda China Holdings, Ltd........................ 1,038,000       10,747
 *   YuanShengTai Dairy Farm, Ltd......................   393,000        8,733
     Yuexiu Property Co., Ltd.......................... 3,513,720      557,577
     Yuexiu Transport Infrastructure, Ltd..............   216,639      173,624
     Yum China Holdings, Inc...........................    24,388      879,919
     Yunnan Water Investment Co., Ltd., Class H........    92,000       24,724
     Yuzhou Properties Co., Ltd........................ 1,053,000      375,933
 *   YY, Inc., ADR.....................................    12,388      791,593
     Zhaojin Mining Industry Co., Ltd., Class H........   313,500      277,303
     Zhejiang Expressway Co., Ltd., Class H............   388,000      326,265
 #*  Zhong An Real Estate, Ltd......................... 1,486,000       51,235
     Zhongsheng Group Holdings, Ltd....................   342,000      625,214
 #   Zhongyu Gas Holdings, Ltd.........................   213,666      144,892
     Zhou Hei Ya International Holdings Co., Ltd.......   357,000      183,735
 #*  Zhuguang Holdings Group Co., Ltd..................   234,000       43,366
     Zhuhai Holdings Investment Group, Ltd.............   304,000       31,908
     Zhuzhou CRRC Times Electric Co., Ltd., Class H....    66,300      355,411
     Zijin Mining Group Co., Ltd., Class H............. 3,065,000    1,146,503
     Zoomlion Heavy Industry Science and Technology
       Co., Ltd., Class H..............................   713,400      228,853
 *   ZTE Corp., Class H................................    44,404       67,963
     ZTO Express Cayman, Inc., ADR.....................    42,161      683,851
                                                                  ------------
 TOTAL CHINA...........................................            239,323,978
                                                                  ------------
 COLOMBIA -- (0.1%)
     Almacenes Exito SA................................    94,928      409,845
     Banco de Bogota SA................................     3,689       73,356
     Bancolombia SA, Sponsored ADR.....................    20,200      746,188
     Bancolombia SA....................................    30,925      290,855
     Celsia SA ESP.....................................    89,300      110,394
     Cementos Argos SA.................................    30,640       66,809
 *   CEMEX Latam Holdings SA...........................    37,434       58,136
 *   Corp. Financiera Colombiana SA....................    15,901       97,297

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 COLOMBIA -- (Continued)
     Ecopetrol SA, Sponsored ADR............................  10,314 $  239,904
     Ecopetrol SA........................................... 356,765    414,443
 *   Empresa de Telecomunicaciones de Bogota................  40,000      3,143
     Grupo Argos SA.........................................  31,449    146,524
     Grupo Aval Acciones y Valores SA, ADR..................   2,187     15,375
     Grupo de Inversiones Suramericana SA...................  28,765    280,547
     Grupo Energia Bogota SA ESP............................  47,042     27,104
     Grupo Nutresa SA.......................................  22,661    156,962
     Interconexion Electrica SA ESP.........................  67,044    249,059
                                                                     ----------
 TOTAL COLOMBIA.............................................          3,385,941
                                                                     ----------
 CZECH REPUBLIC -- (0.0%)
     CEZ A.S................................................  30,361    722,397
     Komercni banka A.S.....................................   1,590     60,338
     Moneta Money Bank A.S.................................. 142,577    472,738
     O2 Czech Republic A.S..................................   6,416     67,453
     Philip Morris CR A.S...................................     100     62,840
                                                                     ----------
 TOTAL CZECH REPUBLIC.......................................          1,385,766
                                                                     ----------
 DENMARK -- (1.3%)
 *   ALK-Abello A.S.........................................   2,681    429,506
     Alm Brand A.S..........................................  40,110    335,895
     Ambu A.S., Class B.....................................  45,670    951,383
     AP Moller - Maersk A.S., Class A.......................     285    338,211
     AP Moller - Maersk A.S., Class B.......................     571    720,722
 *   Bang & Olufsen A.S.....................................  11,633    241,661
     BankNordik P/F.........................................     590     10,074
 *   Bavarian Nordic A.S....................................  13,068    302,038
     Brodrene Hartmann A.S..................................   1,220     57,955
     Carlsberg A.S., Class B................................  14,616  1,612,387
     Chr Hansen Holding A.S.................................  24,228  2,445,624
     Coloplast A.S., Class B................................   4,894    456,676
     Columbus A.S...........................................  24,740     58,738
 *   D/S Norden A.S.........................................  14,643    202,242
     Danske Bank A.S........................................  48,182    922,137
     DFDS A.S...............................................  13,198    564,881
     DSV A.S................................................  53,241  4,271,236
     FLSmidth & Co. A.S.....................................  16,198    849,918
 *   Genmab A.S.............................................   3,367    460,720
     GN Store Nord A.S......................................  52,868  2,242,589
     H Lundbeck A.S.........................................  23,106  1,077,702
 *   H+H International A.S., Class B........................   8,326    136,913
     IC Group A.S...........................................   2,723     21,006
     ISS A.S................................................  44,415  1,458,640
     Jeudan A.S.............................................     517     73,381
     Jyske Bank A.S.........................................  31,317  1,278,703
     Matas A.S..............................................  16,327    157,690
 *   Nilfisk Holding A.S....................................  16,946    665,169
 *   NKT A.S................................................  11,345    213,399
     NNIT A.S...............................................   4,287    121,225
     Novo Nordisk A.S., Sponsored ADR.......................  20,820    899,008
     Novo Nordisk A.S., Class B.............................  61,513  2,656,535
     Novozymes A.S., Class B................................  27,608  1,363,421
     Orsted A.S.............................................   4,761    301,899
     Pandora A.S............................................  25,243  1,577,590
     Parken Sport & Entertainment A.S.......................   1,975     22,909
     Per Aarsleff Holding A.S...............................   8,908    291,346
     Ringkjoebing Landbobank A.S............................  10,908    554,411

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
DENMARK -- (Continued)
    Rockwool International A.S., Class A...................     103 $    29,454
    Rockwool International A.S., Class B...................   3,041   1,038,983
    Royal Unibrew A.S......................................  28,321   2,009,721
    RTX A.S................................................   3,391      88,502
*   Santa Fe Group A.S.....................................  25,083      58,617
    Scandinavian Tobacco Group A.S., Class A...............   2,474      37,533
    Schouw & Co., A.S......................................   6,043     493,456
    SimCorp A.S............................................  12,571     967,905
    Solar A.S., Class B....................................   2,756     147,639
    Spar Nord Bank A.S.....................................  35,225     291,872
    Sydbank A.S............................................  29,936     691,440
    Tivoli A.S.............................................      80       7,745
*   TK Development A.S.....................................  52,779      46,731
    Topdanmark A.S.........................................  28,136   1,337,404
    Tryg A.S...............................................  40,391     973,664
    Vestas Wind Systems A.S................................  46,419   2,910,953
*   Vestjysk Bank A.S......................................   5,218       1,604
*   William Demant Holding A.S.............................  32,505   1,068,495
*   Zealand Pharma A.S.....................................   4,248      54,080
                                                                    -----------
TOTAL DENMARK..............................................          42,601,338
                                                                    -----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E., GDR........  30,188     131,262
    Commercial International Bank Egypt S.A.E., GDR........   5,222      22,690
                                                                    -----------
TOTAL EGYPT................................................             153,952
                                                                    -----------
FINLAND -- (1.4%)
    Ahlstrom-Munksjo Oyj...................................  12,664     197,422
    Aktia Bank Oyj.........................................  13,760     134,014
    Alma Media Oyj.........................................   8,042      59,931
    Amer Sports Oyj........................................  58,984   2,192,540
    Asiakastieto Group Oyj.................................     518      17,039
    Aspo Oyj...............................................   6,086      63,301
    Atria Oyj..............................................   6,165      59,074
*   BasWare Oyj............................................   1,070      24,121
    Bittium Oyj............................................  13,056      86,516
    Cargotec Oyj, Class B..................................  16,310     677,878
*   Caverion Oyj...........................................  10,173      63,670
    Citycon Oyj............................................ 126,950     246,727
    Cramo Oyj..............................................  20,921     398,806
    Elisa Oyj..............................................  40,076   1,594,465
    Finnair Oyj............................................  32,899     247,134
    Fiskars Oyj Abp........................................  12,081     222,744
    Fortum Oyj.............................................  80,365   1,691,740
    F-Secure Oyj...........................................  26,205      68,347
    HKScan Oyj, Class A....................................  20,409      44,164
    Huhtamaki Oyj..........................................  57,915   1,623,788
    Kemira Oyj.............................................  57,596     706,408
    Kesko Oyj, Class A.....................................   6,764     379,627
    Kesko Oyj, Class B.....................................  30,024   1,753,479
    Kone Oyj, Class B......................................  22,183   1,079,746
    Konecranes Oyj.........................................  28,082   1,005,643
    Lassila & Tikanoja Oyj.................................  14,237     256,138
    Metsa Board Oyj........................................  94,015     822,211
    Metso Oyj..............................................  56,641   1,788,264
    Neste Oyj..............................................  50,918   4,181,138
    Nokia Oyj.............................................. 465,557   2,629,738
    Nokia Oyj.............................................. 150,663     854,708

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    Nokian Renkaat Oyj.....................................  61,647 $ 1,960,889
    Olvi Oyj, Class A......................................   5,160     172,655
    Oriola Oyj, Class B....................................  68,953     210,617
    Orion Oyj, Class A.....................................   5,540     191,688
    Orion Oyj, Class B.....................................  24,229     833,461
    Outokumpu Oyj.......................................... 158,239     663,289
*   Outotec Oyj............................................  62,886     243,231
    Ponsse Oyj.............................................   3,609     111,001
    Poyry Oyj..............................................   5,709      48,497
    Raisio Oyj, Class V....................................  50,845     155,959
    Ramirent Oyj...........................................  54,735     399,600
    Revenio Group Oyj......................................   4,968      72,030
    Sampo Oyj, Class A.....................................  41,387   1,903,266
    Sanoma Oyj.............................................  46,713     526,338
    SRV Group Oyj..........................................   3,551       9,003
*   Stockmann Oyj Abp (5462393), Class B...................  14,423      49,229
    Stora Enso Oyj, Sponsored ADR..........................   1,800      26,982
    Stora Enso Oyj, Class R................................ 228,200   3,428,751
    Tieto Oyj..............................................  30,620     985,631
    Tikkurila Oyj..........................................  14,048     191,305
    Tokmanni Group Corp....................................  24,997     202,757
    UPM-Kymmene Oyj........................................ 210,965   6,782,258
    Uponor Oyj.............................................  20,385     220,773
    Vaisala Oyj, Class A...................................   4,788      93,731
    Valmet Oyj.............................................  66,924   1,523,784
    Wartsila Oyj Abp.......................................  67,311   1,145,337
    YIT Oyj................................................  69,158     393,888
                                                                    -----------
TOTAL FINLAND..............................................          47,716,471
                                                                    -----------
FRANCE -- (5.7%)
    ABC arbitrage..........................................   3,527      25,491
    Accor SA...............................................  19,369     885,016
    Actia Group............................................   5,948      28,471
    Aeroports de Paris.....................................   3,235     676,610
*   Air France-KLM......................................... 123,806   1,196,979
    Air Liquide SA.........................................  21,194   2,562,063
    Airbus SE..............................................  24,049   2,657,757
    Akka Technologies......................................   2,830     186,423
    AKWEL..................................................   7,357     146,514
    Albioma SA.............................................  12,273     238,471
    Alstom SA..............................................  35,331   1,542,999
    Alten SA...............................................  11,000   1,060,074
    Altran Technologies SA.................................  94,678     938,411
*   Amplitude Surgical SAS.................................   2,916      10,623
    Amundi SA..............................................   8,002     475,365
    APRIL SA...............................................   3,950      71,429
*   Archos.................................................   2,165       1,109
    Arkema SA..............................................  34,719   3,642,495
    Assystem...............................................   3,945     114,634
    Atos SE................................................  22,770   1,947,452
    Aubay..................................................   4,079     145,152
    AXA SA, Sponsored ADR..................................   5,414     135,160
    AXA SA................................................. 171,463   4,291,149
    Axway Software SA......................................   1,805      28,578
    Bastide le Confort Medical.............................   1,997      79,253
    Beneteau SA............................................  12,380     205,246
    Bigben Interactive.....................................   3,141      27,627
    BioMerieux.............................................  13,206   1,007,069
    BNP Paribas SA......................................... 103,478   5,392,657

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     Boiron SA..............................................   3,208 $  192,075
     Bollore SA............................................. 162,816    688,839
     Bonduelle SCA..........................................   8,947    317,365
 #*  Bourbon Corp...........................................  20,509    119,922
     Bouygues SA............................................  64,671  2,356,009
     Bureau Veritas SA......................................  39,356    887,875
     Burelle SA.............................................      26     27,655
     Capgemini SE...........................................  18,385  2,244,895
     Carrefour SA........................................... 177,125  3,435,123
 #   Casino Guichard Perrachon SA...........................  22,347    985,564
     Catering International Services........................     977     13,657
 *   Cegedim SA.............................................     878     21,953
     Chargeurs SA...........................................  10,627    229,548
     Cie de Saint-Gobain....................................  96,276  3,626,855
     Cie des Alpes..........................................   4,817    146,978
     Cie Generale des Etablissements Michelin SCA...........  50,834  5,204,107
     Cie Plastic Omnium SA..................................  34,079    947,471
     CNP Assurances.........................................  37,119    827,289
 *   Coface SA..............................................  48,505    484,717
     Credit Agricole SA.....................................  98,589  1,262,674
     Danone SA, Sponsored ADR...............................     600      8,490
     Danone SA..............................................  33,071  2,341,868
     Dassault Aviation SA...................................      74    122,724
     Dassault Systemes SE...................................   4,673    584,987
     Dassault Systemes SE, Sponsored ADR....................   1,228    154,034
     Derichebourg SA........................................  59,500    286,242
     Devoteam SA............................................   2,730    300,348
     Edenred................................................  55,353  2,099,713
     Eiffage SA.............................................  34,476  3,366,993
     Electricite de France SA............................... 143,748  2,381,624
     Elior Group SA.........................................  59,862    861,073
     Elis SA................................................  19,190    386,951
     Engie SA............................................... 193,877  2,576,082
     Eramet.................................................   6,101    561,637
     EssilorLuxottica SA....................................  23,569  3,219,019
     Esso SA Francaise......................................   1,267     49,948
 *   Etablissements Maurel et Prom..........................  11,338     52,449
     Eurofins Scientific SE.................................   1,562    787,158
     Euronext NV............................................  21,464  1,320,732
     Europcar Mobility Group................................  43,283    409,567
     Eutelsat Communications SA............................. 110,664  2,241,454
     Exel Industries, Class A...............................     538     41,196
     Faurecia SA............................................  44,559  2,160,146
     Fleury Michon SA.......................................     371     19,174
 *   Fnac Darty SA (BLRZL56)................................   3,486    248,050
 *   Fnac Darty SA (V7VQL46)................................   6,303    448,104
     Gaztransport Et Technigaz SA...........................   8,235    608,649
     Getlink................................................ 112,299  1,412,531
     GL Events..............................................   7,370    157,563
     Groupe Crit............................................   1,856    124,073
     Groupe Gorge...........................................     996     11,227
     Groupe Open............................................   1,810     44,117
     Guerbet................................................   3,453    219,035
     Haulotte Group SA......................................   3,630     41,083
     Hermes International...................................   1,243    709,631
 *   HiPay Group SA.........................................   2,042     25,134
 *   ID Logistics Group.....................................     563     95,000
     Iliad SA...............................................   1,465    169,332
     Imerys SA..............................................  14,893    918,050

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 FRANCE -- (Continued)
     Ingenico Group SA......................................  32,079 $2,270,390
     Interparfums SA........................................   2,868    118,591
     Ipsen SA...............................................   5,548    769,249
     IPSOS..................................................  16,163    430,397
     Jacquet Metal Service SA...............................   7,553    156,436
     JCDecaux SA............................................  11,153    366,128
     Kaufman & Broad SA.....................................   5,725    234,800
     Kering SA..............................................   2,973  1,321,464
     Korian SA..............................................  21,976    865,854
     Lagardere SCA..........................................  68,521  1,873,003
     Laurent-Perrier........................................     664     68,079
     Le Belier..............................................   1,492     57,457
     Lectra.................................................   7,166    151,739
     Legrand SA.............................................  21,156  1,381,507
     Linedata Services......................................   1,886     64,656
     LISI...................................................  11,089    322,979
     LNA Sante SA...........................................   3,110    164,470
     L'Oreal SA.............................................  10,579  2,383,515
     LVMH Moet Hennessy Louis Vuitton SE....................  11,021  3,343,831
     Maisons du Monde SA....................................   1,974     49,486
     Maisons France Confort SA..............................   1,444     53,681
     Manitou BF SA..........................................   2,706     76,203
     Manutan International..................................     734     49,101
     Mersen SA..............................................   6,632    218,795
 *   METabolic EXplorer SA..................................   7,442     15,232
     Metropole Television SA................................  14,441    279,517
     Natixis SA............................................. 151,582    884,921
     Neopost SA.............................................  15,900    511,020
     Nexans SA..............................................  27,605    796,633
     Nexity SA..............................................  18,693    893,916
 *   Nicox..................................................   4,348     25,588
     NRJ Group..............................................   7,044     62,167
     Oeneo SA...............................................  11,220    113,525
 #*  Onxeo SA...............................................  18,755     20,519
     Orange SA, Sponsored ADR...............................  26,020    404,611
     Orange SA.............................................. 418,276  6,528,598
     Orpea..................................................  12,466  1,534,724
 *   Parrot SA..............................................   4,812     22,160
     Pernod Ricard SA.......................................   3,142    479,113
     Peugeot SA............................................. 246,391  5,856,907
 *   Pierre & Vacances SA...................................   2,468     54,649
     Plastivaloire..........................................   6,808     85,066
     PSB Industries SA......................................     356     18,505
     Publicis Groupe SA, ADR................................   1,600     23,120
     Publicis Groupe SA.....................................  53,389  3,090,525
 #   Rallye SA..............................................  13,551    150,415
 #*  Recylex SA.............................................   4,505     31,647
     Renault SA.............................................  39,257  2,931,474
     Rexel SA............................................... 136,452  1,739,397
     Robertet SA............................................      91     53,999
     Rothschild & Co........................................   2,198     87,583
     Rubis SCA..............................................  24,023  1,239,445
     Safran SA..............................................  13,595  1,756,853
     Sanofi, ADR............................................  24,073  1,076,545
     Sanofi.................................................  47,351  4,231,312
     Sartorius Stedim Biotech...............................   6,240    773,203
     Savencia SA............................................   1,864    136,805
     Schneider Electric SE..................................  39,439  2,851,877
     Schneider Electric SE..................................   1,444    105,197

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
FRANCE -- (Continued)
    SCOR SE................................................  48,935 $  2,261,324
    SEB SA.................................................   7,215    1,034,532
    Seche Environnement SA.................................     824       24,323
    SES SA................................................. 169,145    3,630,254
    Societe BIC SA.........................................   7,024      672,429
    Societe Generale SA....................................  65,980    2,418,677
    Societe Marseillaise du Tunnel Prado-Carenage SA.......   1,473       29,032
    Sodexo SA..............................................  12,250    1,250,442
*   SOITEC.................................................   5,991      426,886
*   Solocal Group.......................................... 184,554      149,641
    Somfy SA...............................................   1,902      147,061
    Sopra Steria Group.....................................   7,385      818,001
    SPIE SA................................................  44,758      700,758
*   Stallergenes Greer P.L.C...............................   1,462       44,826
*   Ste Industrielle d'Aviation Latecoere SA...............  35,844      138,191
    Stef SA................................................   2,220      203,420
    STMicroelectronics NV.................................. 184,506    2,804,755
    STMicroelectronics NV..................................   8,672      132,075
    Suez...................................................  49,241      710,267
    Sword Group............................................     998       38,152
    Synergie SA............................................   6,848      208,949
    Tarkett SA.............................................  11,398      250,401
#*  Technicolor SA......................................... 109,923      140,135
    Teleperformance........................................  19,032    3,134,420
    Television Francaise 1.................................  46,092      468,809
*   Tessi SA...............................................     215       31,838
    TFF Group..............................................     349       15,507
    Thales SA..............................................  11,782    1,504,774
    Thermador Groupe.......................................     803       43,153
    Total Gabon............................................     141       22,396
    Total SA............................................... 242,258   14,214,591
    TOTAL SA, Sponsored ADR................................   5,593      327,760
*   Touax SA...............................................      25          169
    Trigano SA.............................................   3,212      326,105
*   Ubisoft Entertainment SA...............................  39,703    3,561,460
    Union Financiere de France BQE SA......................     666       20,284
    Valeo SA...............................................  38,034    1,226,758
*   Vallourec SA........................................... 147,735      698,366
*   Valneva SE.............................................  14,422       54,849
    Veolia Environnement SA, ADR...........................  13,366      266,184
    Veolia Environnement SA................................  39,060      778,446
    Vetoquinol SA..........................................     532       29,796
    Vicat SA...............................................   9,130      490,651
    VIEL & Cie SA..........................................  13,569       72,156
    Vilmorin & Cie SA......................................   2,820      167,950
    Vinci SA...............................................  37,019    3,294,669
*   Virbac SA..............................................   1,348      216,302
    Vivendi SA.............................................  49,226    1,187,250
    Vranken-Pommery Monopole SA............................     954       25,923
*   Worldline SA...........................................  10,140      533,478
                                                                    ------------
TOTAL FRANCE...............................................          191,913,190
                                                                    ------------
GERMANY -- (5.2%)
    1&1 Drillisch AG.......................................   8,453      377,057
    Aareal Bank AG.........................................  25,562      950,939
    Adidas AG..............................................  14,103    3,316,517
    Adler Modemaerkte AG...................................   2,793       10,648
    ADO Properties SA......................................   6,589      388,629
*   ADVA Optical Networking SE.............................  17,734      144,872

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
*   AIXTRON SE.............................................  18,400 $   230,575
    All for One Steeb AG...................................     326      19,411
    Allgeier SE............................................   1,637      59,514
    Allianz SE, Sponsored ADR..............................  36,967     768,174
    Allianz SE.............................................  35,978   7,494,931
    Amadeus Fire AG........................................   1,962     224,454
    Aurubis AG.............................................  17,617   1,069,343
    Axel Springer SE.......................................  16,649   1,105,610
    BASF SE................................................ 142,972  10,971,458
    Basler AG..............................................     475      84,036
    Bauer AG...............................................   4,794      79,993
    Bayer AG...............................................  42,699   3,272,982
    Bayerische Motoren Werke AG............................  66,236   5,703,635
    BayWa AG...............................................   5,963     173,650
    Bechtle AG.............................................   7,050     626,092
    Beiersdorf AG..........................................   3,758     388,567
    Bertrandt AG...........................................   2,511     207,798
    Bijou Brigitte AG......................................   1,389      57,778
    Bilfinger SE...........................................  14,926     650,195
    Borussia Dortmund GmbH & Co. KGaA......................  62,002     671,288
    Brenntag AG............................................  29,403   1,535,560
    CANCOM SE..............................................   7,518     306,537
    Carl Zeiss Meditec AG..................................   4,631     379,342
    CECONOMY AG............................................  63,841     326,207
    CENIT AG...............................................   4,236      72,806
    CENTROTEC Sustainable AG...............................   2,968      41,904
    Cewe Stiftung & Co. KGAA...............................   3,889     304,674
    comdirect bank AG......................................   5,679      67,242
*   Commerzbank AG......................................... 198,254   1,866,740
    CompuGroup Medical SE..................................   8,544     482,608
    Continental AG.........................................  17,357   2,860,190
    Covestro AG............................................  22,337   1,440,486
    CropEnergies AG........................................   8,062      35,936
    CTS Eventim AG & Co. KGaA..............................  16,815     630,394
    Daimler AG............................................. 188,486  11,165,270
    Data Modul AG..........................................     208      14,976
    Delticom AG............................................     285       2,694
    Deutsche Bank AG....................................... 198,308   1,937,469
    Deutsche Boerse AG.....................................  19,604   2,477,407
    Deutsche Lufthansa AG.................................. 114,800   2,304,395
    Deutsche Pfandbriefbank AG.............................  18,827     249,994
    Deutsche Post AG.......................................  66,684   2,105,565
    Deutsche Telekom AG, Sponsored ADR..................... 104,159   1,703,000
    Deutsche Telekom AG.................................... 519,957   8,528,166
    Deutsche Wohnen SE.....................................  38,655   1,768,072
    Deutz AG...............................................  82,560     614,060
*   Dialog Semiconductor P.L.C.............................  16,600     437,762
    DIC Asset AG...........................................  15,311     165,112
    Diebold Nixdorf AG.....................................   1,014      65,660
    DMG Mori AG............................................   7,777     376,113
    Dr Hoenle AG...........................................   1,671     130,419
    Draegerwerk AG & Co. KGaA..............................   1,198      58,408
    Duerr AG...............................................  32,270   1,149,920
    E.ON SE................................................ 507,298   4,905,603
    Eckert & Ziegler AG....................................   1,137      62,895
    EDAG Engineering Group AG..............................   2,476      49,062
    Elmos Semiconductor AG.................................   5,760     119,783
    ElringKlinger AG.......................................  14,246     120,686
*   Euromicron AG..........................................   2,361      15,019

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GERMANY -- (Continued)
     Evonik Industries AG...................................  45,453 $1,406,124
     Fielmann AG............................................   5,234    324,662
     First Sensor AG........................................   1,547     29,419
     Francotyp-Postalia Holding AG, Class A.................   3,372     14,293
     Fraport AG Frankfurt Airport Services Worldwide........  12,475    963,389
     Freenet AG.............................................  65,408  1,471,213
     Fresenius Medical Care AG & Co. KGaA...................  24,486  1,922,555
     Fresenius SE & Co. KGaA................................  47,229  3,001,676
     Fuchs Petrolub SE......................................   8,523    369,029
     GEA Group AG...........................................  25,901    787,028
     Gerresheimer AG........................................  19,577  1,379,701
 *   Gerry Weber International AG...........................  10,815     35,532
     Gesco AG...............................................   3,429    107,134
     GFT Technologies SE....................................  11,646    133,671
     Grand City Properties SA...............................   8,789    212,481
     GRENKE AG..............................................   2,635    252,705
     H&R GmbH & Co. KGaA....................................   7,950     60,478
     Hamburger Hafen und Logistik AG........................  16,649    352,677
     Hannover Rueck SE......................................   7,362    990,048
     Hapag-Lloyd AG.........................................  11,194    413,906
     HeidelbergCement AG....................................  22,763  1,544,798
 *   Heidelberger Druckmaschinen AG......................... 199,929    463,154
     Hella GmbH & Co. KGaA..................................  22,051  1,031,465
     Henkel AG & Co. KGaA...................................   3,035    297,302
     Highlight Communications AG............................   2,399     14,029
     Hochtief AG............................................   2,930    434,192
 *   HolidayCheck Group AG..................................  13,410     45,386
     Hornbach Baumarkt AG...................................   3,084     82,022
     Hugo Boss AG...........................................  23,845  1,704,046
     Indus Holding AG.......................................   9,068    495,105
     Infineon Technologies AG............................... 100,010  2,003,889
     Infineon Technologies AG, ADR..........................  36,257    730,941
 *   Innogy SE..............................................   7,562    315,635
     Isra Vision AG.........................................   4,635    198,821
     Jenoptik AG............................................  14,267    431,847
     K+S AG.................................................  82,944  1,544,581
     KION Group AG..........................................  30,970  1,809,763
     Kloeckner & Co. SE.....................................  38,611    324,697
     Koenig & Bauer AG......................................   7,720    377,107
     Krones AG..............................................   4,409    394,178
     KSB SE & Co. KGaA......................................      38     13,079
     KWS Saat SE............................................     722    245,282
     Lanxess AG.............................................  47,341  2,930,300
     LEG Immobilien AG......................................  17,625  1,926,571
     Leifheit AG............................................   2,675     47,820
     Leoni AG...............................................  17,759    648,284
 *   LPKF Laser & Electronics AG............................   3,068     22,242
     MAN SE.................................................   3,309    344,706
 *   Manz AG................................................   1,394     44,085
 *   Medigene AG............................................   1,703     20,521
     Merck KGaA.............................................   6,784    725,910
     METRO AG...............................................  95,605  1,438,214
     MLP SE.................................................  20,134    116,142
     MTU Aero Engines AG....................................  18,748  3,980,801
     Muenchener Rueckversicherungs-Gesellschaft AG in
       Muenchen. ...........................................  13,900  2,985,518
     Nemetschek SE..........................................   6,346    834,230
     Nexus AG...............................................     982     26,810
 *   Nordex SE..............................................  27,027    251,091
     Norma Group SE.........................................  24,056  1,298,828

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 GERMANY -- (Continued)
     OHB SE.................................................   2,787 $   98,917
     OSRAM Licht AG.........................................  23,763    962,801
     Paragon GmbH & Co. KGaA................................     720     20,954
     Patrizia Immobilien AG.................................  20,385    350,430
 *   Petro Welt Technologies AG.............................     617      3,438
     Pfeiffer Vacuum Technology AG..........................   2,414    300,163
     PNE AG.................................................  35,221     96,398
     Progress-Werk Oberkirch AG.............................     639     21,259
     ProSiebenSat.1 Media SE................................  57,703  1,332,448
     PSI Software AG........................................     550      9,832
     Puma SE................................................     836    429,887
     Puma SE................................................     198    101,928
 *   QIAGEN NV..............................................  21,558    782,526
     QSC AG.................................................  69,244    121,963
 *   R Stahl AG.............................................     845     21,846
     Rational AG............................................     800    463,188
     Rheinmetall AG.........................................  23,522  2,035,681
     RHOEN-KLINIKUM AG......................................   8,173    206,579
     RIB Software SE........................................   7,397    127,661
     RTL Group SA...........................................   4,775    306,480
     RWE AG................................................. 111,975  2,178,385
     S&T AG.................................................  16,765    416,654
     SAF-Holland SA.........................................  15,031    219,068
     Salzgitter AG..........................................  17,700    707,432
     SAP SE, Sponsored ADR..................................   9,200    986,792
     SAP SE.................................................  11,432  1,224,064
 *   Schaltbau Holding AG...................................   2,053     53,311
     Schloss Wachenheim AG..................................     321      6,742
     Secunet Security Networks AG...........................     343     36,044
     SHWAG..................................................   2,328     58,385
     Siemens AG.............................................  28,330  3,256,443
     Siltronic AG...........................................   8,232    753,926
     Sixt Leasing SE........................................   4,387     63,477
     Sixt SE................................................   7,904    803,482
     SMA Solar Technology AG................................   4,385    102,324
 *   SMT Scharf AG..........................................   1,160     17,213
     Software AG............................................  15,798    707,271
     Stabilus SA............................................   5,716    383,054
     STRATEC Biomedical AG..................................     427     28,032
     Stroeer SE & Co. KGaA..................................   8,998    470,334
     Suedzucker AG..........................................  33,285    515,451
 *   SUESS MicroTec SE......................................   8,244    105,041
     Surteco Group SE.......................................   2,923     64,985
     Symrise AG.............................................  17,987  1,506,719
     TAG Immobilien AG......................................  38,284    873,340
     Takkt AG...............................................  13,736    233,334
 *   Talanx AG..............................................  16,922    604,645
     Technotrans SE, Class C................................   2,553     91,020
 *   Tele Columbus AG.......................................   1,021      3,593
     Telefonica Deutschland Holding AG...................... 102,270    397,567
     Thyssenkrupp AG........................................  31,780    666,146
     TLG Immobilien AG......................................  20,571    522,285
 *   Tom Tailor Holding SE..................................  14,326     54,688
     Traffic Systems SE.....................................   1,003     18,547
     TUI AG.................................................  63,010  1,041,363
     Uniper SE..............................................  75,822  2,188,099
     United Internet AG.....................................  29,999  1,241,384
     VERBIO Vereinigte BioEnergie AG........................  11,970     70,425
     Volkswagen AG..........................................   7,482  1,231,754

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
GERMANY -- (Continued)
    Vonovia SE.............................................    31,355 $  1,432,816
    Vossloh AG.............................................     3,269      151,239
    VTG AG.................................................     7,702      460,891
    Wacker Chemie AG.......................................     8,139      727,011
    Wacker Neuson SE.......................................     9,988      221,807
    Washtec AG.............................................     4,213      324,660
    Wirecard AG............................................     6,919    1,294,247
    Wuestenrot & Wuerttembergische AG......................     9,976      201,865
    XING SE................................................     1,082      325,325
*   Zalando SE.............................................     3,060      118,285
    Zeal Network SE........................................     4,420      107,320
                                                                      ------------
TOTAL GERMANY..............................................            173,360,059
                                                                      ------------
GREECE -- (0.1%)
    Aegean Airlines SA.....................................     4,941       37,400
*   Alpha Bank AE..........................................     2,364        3,568
    Athens Water Supply & Sewage Co. SA....................     6,973       41,173
    Bank of Greece.........................................     2,794       39,213
*   Ellaktor SA............................................    21,206       30,586
*   FF Group...............................................     3,954        8,957
    Fourlis Holdings SA....................................     8,683       42,643
*   GEK Terna Holding Real Estate Construction SA..........    10,261       54,247
    Hellenic Exchanges - Athens Stock Exchange SA..........    18,545       81,736
    Hellenic Petroleum SA..................................    16,443      130,338
    Hellenic Telecommunications Organization SA............    24,316      270,987
    Holding Co. ADMIE IPTO SA..............................    13,423       24,537
*   Intralot SA-Integrated Lottery Systems & Services......    32,611       21,904
    JUMBO SA...............................................    22,397      326,105
*   Marfin Investment Group Holdings SA....................   175,597       14,162
    Motor Oil Hellas Corinth Refineries SA.................    13,959      330,672
    Mytilineos Holdings SA.................................    27,442      242,375
*   National Bank of Greece SA.............................       245          424
    OPAP SA................................................    17,826      167,476
*   Piraeus Bank SA........................................        28           42
    Piraeus Port Authority SA..............................     2,736       48,562
*   Public Power Corp. SA..................................    13,423       20,097
    Terna Energy SA........................................     9,557       66,209
    Titan Cement Co. SA....................................    10,553      232,713
                                                                      ------------
TOTAL GREECE...............................................              2,236,126
                                                                      ------------
HONG KONG -- (1.9%)
#   Agritrade Resources, Ltd............................... 1,390,000      277,051
    AIA Group, Ltd.........................................   812,000    6,176,919
    Allied Properties HK, Ltd..............................   576,000      123,670
    Alltronics Holdings, Ltd...............................   126,000       20,741
*   Applied Development Holdings, Ltd......................   310,000       22,965
    APT Satellite Holdings, Ltd............................   186,250       59,723
    Asia Financial Holdings, Ltd...........................    72,000       38,751
    Asia Satellite Telecommunications Holdings, Ltd........    39,000       26,604
#   ASM Pacific Technology, Ltd............................   101,500      880,285
    Associated International Hotels, Ltd...................    38,000      106,567
#   Bank of East Asia, Ltd. (The)..........................   208,015      674,447
*   BeijingWest Industries International, Ltd..............   166,000       16,984
    BOC Aviation, Ltd......................................    76,300      546,923
    BOC Hong Kong Holdings, Ltd............................   338,000    1,265,373
    BOE Varitronix, Ltd....................................   151,000       43,668
*   Bonjour Holdings, Ltd..................................   737,000       21,206
    Bright Smart Securities & Commodities Group, Ltd.......   362,000       68,630

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares    Value>>
                                                         --------- ----------
  HONG KONG -- (Continued)
  *   Brightoil Petroleum Holdings, Ltd................. 1,262,000 $  241,394
  *   Brockman Mining, Ltd..............................   896,780     20,117
  *   Burwill Holdings, Ltd............................. 1,132,000     23,434
      Cafe de Coral Holdings, Ltd.......................   138,000    299,081
  #*  Camsing International Holding, Ltd................    34,000     26,751
      Cathay Pacific Airways, Ltd.......................   250,000    318,519
      Century City International Holdings, Ltd..........   596,000     52,601
      CGN Mining Co., Ltd...............................   135,000      4,005
      Cheuk Nang Holdings, Ltd..........................    21,817     13,258
      Chevalier International Holdings, Ltd.............    34,349     48,964
  *   China Baoli Technologies Holdings, Ltd............   177,500     11,320
      China Display Optoelectronics Technology
        Holdings, Ltd...................................   360,000     32,267
  *   China Energy Development Holdings, Ltd............ 3,908,000     58,326
      China Flavors & Fragrances Co., Ltd...............   146,000     49,302
  *   Chinlink International Holdings, Ltd..............   130,000     14,083
      Chong Hing Bank, Ltd..............................    19,000     32,022
      Chow Sang Sang Holdings International, Ltd........   126,000    204,338
      Chow Tai Fook Jewellery Group, Ltd................   235,800    206,902
      Chuang's Consortium International, Ltd............   532,000     96,559
      CITIC Telecom International Holdings, Ltd.........   798,000    250,581
      CK Asset Holdings, Ltd............................   215,760  1,404,111
      CK Hutchison Holdings, Ltd........................   266,260  2,681,802
      CK Infrastructure Holdings, Ltd...................    69,000    504,985
  #   CK Life Sciences Intl Holdings, Inc............... 1,286,000     64,762
      CLP Holdings, Ltd.................................    51,000    571,477
  *   CMMB Vision Holdings, Ltd.........................    68,000        869
      CNQC International Holdings, Ltd..................   280,000     60,391
  #*  Common Splendor International Health Industry
        Group, Ltd......................................   346,000     29,591
      Convenience Retail Asia, Ltd......................    40,000     16,844
  #   Cowell e Holdings, Inc............................   882,000    101,218
  *   CP Lotus Corp.....................................    80,000      1,008
  *   Crocodile Garments................................   177,000     14,211
      CSI Properties, Ltd............................... 2,500,000     97,782
      CW Group Holdings, Ltd............................   210,000      6,186
      Dah Sing Banking Group, Ltd.......................   175,996    334,908
      Dah Sing Financial Holdings, Ltd..................    79,900    428,899
      Eagle Nice International Holdings, Ltd............   118,000     47,412
      Emperor International Holdings, Ltd...............   723,333    177,205
  *   Energy International Investments Holdings, Ltd....   400,000     10,312
  #*  Esprit Holdings, Ltd.............................. 1,144,982    260,667
      Fairwood Holdings, Ltd............................    21,000     70,008
      Far East Consortium International, Ltd............   751,479    353,748
  *   FIH Mobile, Ltd................................... 1,523,000    142,040
      First Pacific Co., Ltd............................ 1,072,400    479,906
  *   First Shanghai Investments, Ltd................... 1,168,000     67,263
      Fountain SET Holdings, Ltd........................ 1,024,000    134,861
      Galaxy Entertainment Group, Ltd...................   196,000  1,064,110
  #   Get Nice Financial Group, Ltd.....................    80,525      8,760
      Get Nice Holdings, Ltd............................ 8,543,000    262,045
      Giordano International, Ltd.......................   854,000    379,500
  #*  Global Brands Group Holding, Ltd.................. 3,516,000    195,324
      Gold Peak Industries Holdings, Ltd................   262,000     25,630
  #*  Gold-Finance Holdings, Ltd........................    62,000     13,846
      Goodbaby International Holdings, Ltd..............   300,000     93,094
      Guoco Group, Ltd..................................     3,000     50,350
  #   Guotai Junan International Holdings, Ltd.......... 1,218,000    221,456
      Haitong International Securities Group, Ltd.......   805,724    264,099
      Hang Lung Group, Ltd..............................   244,000    600,713
      Hang Lung Properties, Ltd.........................   263,000    476,733

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares    Value>>
                                                         --------- ----------
  HONG KONG -- (Continued)
      Hang Seng Bank, Ltd...............................    65,400 $1,533,471
      Hanison Construction Holdings, Ltd................   137,208     23,679
      Harbour Centre Development, Ltd...................    21,000     37,886
      Henderson Land Development Co., Ltd...............   134,988    629,595
  *   HJ Capital International Holdings Co., Ltd........   660,000      7,930
  #   HK Electric Investments & HK Electric
        Investments, Ltd................................   259,000    246,418
      HKBN, Ltd.........................................   209,000    313,767
      HKR International, Ltd............................   331,760    158,211
      HKT Trust & HKT, Ltd.............................. 1,040,000  1,434,335
      Hon Kwok Land Investment Co., Ltd.................    20,000      9,503
      Hong Kong & China Gas Co., Ltd....................   324,112    619,099
      Hong Kong Aircraft Engineering Co., Ltd...........    17,600    160,577
      Hong Kong Exchanges & Clearing, Ltd...............    46,785  1,245,733
  *   Hong Kong Finance Investment Holding Group, Ltd...   112,000     14,314
      Hong Kong International Construction Investment
        Management Group Co., Ltd.......................   148,000     41,709
      Hongkong & Shanghai Hotels, Ltd. (The)............   177,807    245,367
  #   Honma Golf, Ltd...................................    12,500      9,982
      Hopewell Holdings, Ltd............................   185,500    573,158
  *   Hsin Chong Group Holdings, Ltd....................   876,000      7,328
  *   Huan Yue Interactive Holdings, Ltd................    89,000      9,811
      Hutchison Telecommunications Hong Kong Holdings,
        Ltd.............................................   771,000    284,608
      Hysan Development Co., Ltd........................    76,000    356,417
  *   I-CABLE Communications, Ltd.......................   752,776     12,887
      IGG, Inc..........................................   274,000    290,469
      International Housewares Retail Co., Ltd..........   153,000     32,265
      IPE Group, Ltd....................................   140,000     18,922
  #*  IRC, Ltd.......................................... 1,132,533     11,619
      IT, Ltd...........................................   312,000    143,146
  #   ITC Properties Group, Ltd.........................   186,285     53,317
      Johnson Electric Holdings, Ltd....................   193,125    433,186
      Karrie International Holdings, Ltd................   232,000     28,130
      Kerry Logistics Network, Ltd......................   231,250    366,740
      Kerry Properties, Ltd.............................   240,500    757,166
      Kingmaker Footwear Holdings, Ltd..................   186,000     39,798
      Kingston Financial Group, Ltd..................... 1,169,000    270,888
      Kowloon Development Co., Ltd......................   152,000    156,577
  *   Kwan On Holdings, Ltd.............................    70,000      5,185
      Lai Sun Development Co., Ltd......................   131,380    190,584
      Li & Fung, Ltd.................................... 2,498,000    495,758
      Lifestyle International Holdings, Ltd.............   202,000    349,305
      Liu Chong Hing Investment, Ltd....................    42,000     61,504
      L'Occitane International SA.......................   249,750    467,752
      Luk Fook Holdings International, Ltd..............   134,000    442,154
      Lung Kee Bermuda Holdings.........................    68,000     29,176
      Macau Legend Development, Ltd..................... 1,025,000    179,269
      Magnificent Hotel Investment, Ltd.................   500,000     11,518
      Man Wah Holdings, Ltd.............................   654,400    301,970
  *   Master Glory Group, Ltd...........................   394,860        906
  *   Master Glory Group, Ltd........................... 3,838,880      8,812
  *   Maxnerva Technology Services, Ltd.................   154,000     14,886
  #   Melco International Development, Ltd..............   433,000    743,151
      Melco Resorts & Entertainment, Ltd., ADR..........    11,953    198,778
      MGM China Holdings, Ltd...........................    89,200    126,599
      Microport Scientific Corp.........................    92,000    109,834
      Midland Holdings, Ltd.............................   204,666     34,481
      Ming Fai International Holdings, Ltd..............   107,000     13,573
      Miramar Hotel & Investment........................    42,000     72,752
      Modern Dental Group, Ltd..........................    41,000      6,827

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
HONG KONG -- (Continued)
*   Mongolian Mining Corp.................................. 1,658,500 $   34,591
    MTR Corp., Ltd.........................................    97,766    474,383
    NagaCorp., Ltd.........................................   996,000    913,155
    Nameson Holdings, Ltd..................................   412,000     37,488
    National Electronics Hldgs.............................    30,800      4,327
*   Neo-Neon Holdings, Ltd.................................   560,500     45,855
*   NEW Concepts Holdings, Ltd.............................    40,000     13,351
*   New Sports Group, Ltd..................................   227,000      9,457
    New World Development Co., Ltd......................... 1,175,408  1,495,312
*   NewOcean Energy Holdings, Ltd..........................   466,000    169,129
*   Nine Express, Ltd......................................   660,000     22,416
    NWS Holdings, Ltd......................................   303,508    602,408
    Orange Sky Golden Harvest Entertainment Holdings, Ltd..   515,000     23,729
*   Pacific Andes International Holdings, Ltd.............. 1,128,607      3,943
    Pacific Basin Shipping, Ltd............................ 1,469,000    321,875
    Pacific Textiles Holdings, Ltd.........................   444,000    448,367
    Paliburg Holdings, Ltd.................................   222,000     81,176
*   Paradise Entertainment, Ltd............................   132,000     13,957
    PC Partner Group, Ltd..................................    72,000     26,552
    PCCW, Ltd.............................................. 2,208,511  1,212,626
    Perfect Shape Medical, Ltd.............................   180,000     44,530
    Pico Far East Holdings, Ltd............................   396,000    133,993
    Playmates Holdings, Ltd................................   580,000     75,525
    Polytec Asset Holdings, Ltd............................ 2,115,000    177,899
    Power Assets Holdings, Ltd.............................    70,000    467,454
    Prada SpA..............................................    86,100    305,871
    Public Financial Holdings, Ltd.........................   148,000     59,804
*   PYI Corp., Ltd......................................... 3,002,000     44,386
#*  Realord Group Holdings, Ltd............................    72,000     41,791
    Regal Hotels International Holdings, Ltd...............   170,000     91,596
#   Regina Miracle International Holdings, Ltd.............   104,000     52,346
    Sa Sa International Holdings, Ltd......................   523,596    201,736
    Samsonite International SA.............................   347,400  1,001,895
    Sands China, Ltd.......................................    84,800    335,342
    SAS Dragon Holdings, Ltd...............................   216,000     66,001
    Shangri-La Asia, Ltd...................................   363,166    496,083
#   Shenwan Hongyuan HK, Ltd...............................   302,500     61,371
    Singamas Container Holdings, Ltd.......................   650,000    104,517
    Sino Land Co., Ltd.....................................   386,006    606,417
    SITC International Holdings Co., Ltd...................   632,000    464,345
    Sitoy Group Holdings, Ltd..............................   203,000     67,408
    SJM Holdings, Ltd......................................   695,301    563,432
    SmarTone Telecommunications Holdings, Ltd..............   216,586    301,061
    Soundwill Holdings, Ltd................................    32,000     41,892
*   South China Holdings Co., Ltd.......................... 1,160,000     32,110
*   South Shore Holdings, Ltd..............................   144,650      6,761
    Stella International Holdings, Ltd.....................   184,000    184,064
#*  Summit Ascent Holdings, Ltd............................   268,000     32,825
    Sun Hung Kai & Co., Ltd................................   422,529    190,554
    Sun Hung Kai Properties, Ltd...........................   143,588  1,866,095
    Swire Pacific, Ltd., Class A...........................    89,000    924,593
    Swire Pacific, Ltd., Class B...........................   150,000    242,110
    Swire Properties, Ltd..................................    69,600    237,846
    Tai Sang Land Development, Ltd.........................    20,710     12,816
*   Talent Property Group, Ltd............................. 1,845,000     10,607
    Tao Heung Holdings, Ltd................................   144,000     24,274
    Techtronic Industries Co., Ltd.........................   312,500  1,471,490
    Television Broadcasts, Ltd.............................   122,400    258,448
#   Texwinca Holdings, Ltd.................................   298,000    101,500

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                         --------- -----------
  HONG KONG -- (Continued)
  *   TFG International Group, Ltd......................   592,000 $    18,439
      TK Group Holdings, Ltd............................    42,000      22,415
  #*  TOM Group, Ltd....................................   162,000      39,794
  #*  Town Health International Medical Group, Ltd......   320,000      28,156
      Tradelink Electronic Commerce, Ltd................   268,000      38,998
      Transport International Holdings, Ltd.............   115,976     288,411
  *   Trinity, Ltd......................................   416,000      16,760
  *   TSC Group Holdings, Ltd...........................   199,000      12,180
      Tsui Wah Holdings, Ltd............................   280,000      26,400
  #   United Laboratories International Holdings, Ltd.
        (The)...........................................   332,500     231,077
  *   Universe Entertainment and Culture Group Co., Ltd.   170,000      11,061
  *   Up Energy Development Group, Ltd..................   524,000       1,617
  *   Value Convergence Holdings, Ltd...................   140,000      10,044
      Value Partners Group, Ltd.........................   338,954     252,799
      Vanke Property Overseas, Ltd......................     2,000       1,203
      Vantage International Holdings, Ltd...............   164,000      12,158
      Vedan International Holdings, Ltd.................   152,000      14,922
      Victory City International Holdings, Ltd.......... 4,189,798      61,562
      Vitasoy International Holdings, Ltd...............   216,000     688,588
  #   VPower Group International Holdings, Ltd..........    37,000      14,560
      VSTECS Holdings, Ltd..............................   329,600     156,455
      VTech Holdings, Ltd...............................    41,900     492,259
      Wai Kee Holdings, Ltd.............................    26,000      12,198
      Water Oasis Group, Ltd............................    14,000       1,682
      WH Group, Ltd..................................... 2,346,500   1,647,864
      Wharf Holdings, Ltd. (The)........................   136,000     339,973
      Wharf Real Estate Investment Co., Ltd.............    90,000     559,272
      Wheelock & Co., Ltd...............................   129,000     689,636
      Win Hanverky Holdings, Ltd........................   316,000      26,629
  *   Winfull Group Holdings, Ltd....................... 1,232,000      17,670
      Wing On Co. International, Ltd....................    32,000     106,168
      Wing Tai Properties, Ltd..........................   102,000      67,818
      Wynn Macau, Ltd...................................   159,200     331,637
      Xinyi Glass Holdings, Ltd.........................   968,000     961,119
      YGM Trading, Ltd..................................    20,000      17,622
      Yue Yuen Industrial Holdings, Ltd.................   367,000   1,007,695
                                                                   -----------
  TOTAL HONG KONG.......................................            64,118,965
                                                                   -----------
  HUNGARY -- (0.1%)
      Magyar Telekom Telecommunications P.L.C...........   155,376     211,884
      MOL Hungarian Oil & Gas P.L.C.....................   157,902   1,655,643
      OTP Bank P.L.C....................................    27,352     982,632
      Richter Gedeon Nyrt...............................    14,974     278,149
                                                                   -----------
  TOTAL HUNGARY.........................................             3,128,308
                                                                   -----------
  INDIA -- (2.7%)
  *   3M India, Ltd.....................................       176      47,350
  *   5Paisa Capital, Ltd...............................     2,700       6,595
      8K Miles Software Services, Ltd...................     2,036       1,873
      Aarti Drugs, Ltd..................................     1,438      11,579
      Aarti Industries..................................     8,644     151,368
      ABB India, Ltd....................................     1,905      32,971
      Abbott India, Ltd.................................       554      57,217
      ACC, Ltd..........................................     8,130     150,748
      Adani Enterprises, Ltd............................    72,180     165,872
  *   Adani Gas, Ltd....................................    72,180      59,105
  *   Adani Green Energy, Ltd...........................    54,928      29,193
      Adani Ports & Special Economic Zone, Ltd..........   116,227     500,827

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   Adani Power, Ltd....................................... 452,504 $  280,272
 *   Adani Transmissions, Ltd...............................  90,238    201,790
 *   Aditya Birla Capital, Ltd..............................  75,256    106,630
 *   Aditya Birla Fashion and Retail, Ltd...................  73,294    178,067
     Advanced Enzyme Technologies, Ltd......................   3,317      8,581
     Aegis Logistics, Ltd...................................  36,650    107,401
     Agro Tech Foods, Ltd...................................     923      6,598
     AIA Engineering, Ltd...................................   8,732    202,090
 *   Ajanta Pharma, Ltd.....................................  13,802    199,934
     Akzo Nobel India, Ltd..................................   3,110     63,956
     Alembic Pharmaceuticals, Ltd...........................  19,217    155,676
     Alembic, Ltd...........................................  29,520     17,010
     Alkem Laboratories, Ltd................................     694     17,960
 *   Allahabad Bank.........................................  81,372     48,657
     Allcargo Logistics, Ltd................................  22,256     30,538
     Amara Raja Batteries, Ltd..............................  17,627    178,240
     Ambuja Cements, Ltd.................................... 116,566    310,333
 *   Amtek Auto, Ltd........................................  48,317      3,043
     Anant Raj, Ltd.........................................  49,377     23,948
 *   Andhra Bank............................................  88,163     35,345
     Apar Industries, Ltd...................................   3,922     29,455
     APL Apollo Tubes, Ltd..................................   2,112     34,574
     Apollo Hospitals Enterprise, Ltd.......................  12,140    187,714
     Apollo Tyres, Ltd...................................... 112,007    330,043
     Arvind, Ltd............................................  61,020    282,540
     Asahi India Glass, Ltd.................................   5,732     21,595
     Ashiana Housing, Ltd...................................   3,289      5,604
     Ashok Leyland, Ltd..................................... 336,401    520,317
     Ashoka Buildcon, Ltd...................................  27,197     41,829
     Asian Paints, Ltd......................................  15,640    260,292
     Astral Polytechnik, Ltd................................   4,931     65,398
 *   AstraZeneca Pharma India, Ltd..........................     535     12,350
     Atul, Ltd..............................................   3,454    154,857
     Aurobindo Pharma, Ltd.................................. 141,654  1,527,564
     Automotive Axles, Ltd..................................   1,974     30,797
     Avanti Feeds, Ltd......................................   5,010     26,963
 *   Avenue Supermarts, Ltd.................................   3,397     61,721
 *   Axis Bank, Ltd......................................... 183,452  1,437,039
     Bajaj Auto, Ltd........................................   6,148    215,521
     Bajaj Corp., Ltd.......................................  12,055     57,959
     Bajaj Electricals, Ltd.................................   8,367     54,926
     Bajaj Finance, Ltd.....................................  20,970    670,637
     Bajaj Finserv, Ltd.....................................   7,737    562,573
 *   Bajaj Hindusthan Sugar, Ltd............................ 152,226     21,018
     Bajaj Holdings & Investment, Ltd.......................   7,265    276,714
     Balaji Amines, Ltd.....................................   3,847     23,635
     Balaji Telefilms, Ltd..................................   6,503      8,628
     Balkrishna Industries, Ltd.............................  28,906    426,863
 *   Ballarpur Industries, Ltd..............................  53,696      4,583
     Balmer Lawrie & Co., Ltd...............................  18,406     48,551
 *   Balrampur Chini Mills, Ltd.............................  59,602     85,649
     Banco Products India, Ltd..............................   7,652     18,372
 *   Bank of Baroda......................................... 109,728    163,844
 *   Bank of India..........................................  44,302     51,583
 *   Bank of Maharashtra....................................  32,893      6,037
     BASF India, Ltd........................................     389      8,799
     Bata India, Ltd........................................  13,096    172,333
     BEML, Ltd..............................................   5,064     40,250
     Berger Paints India, Ltd...............................  74,368    281,223

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Bhansali Engineering Polymers, Ltd.....................   9,545 $   10,681
     Bharat Electronics, Ltd................................ 119,067    149,553
 *   Bharat Financial Inclusion, Ltd........................  10,060    118,688
     Bharat Forge, Ltd......................................  69,568    546,874
     Bharat Heavy Electricals, Ltd.......................... 192,097    179,126
     Bharat Petroleum Corp., Ltd............................  65,079    241,730
     Bharti Airtel, Ltd..................................... 274,183  1,081,515
     Bharti Infratel, Ltd...................................  56,897    205,202
     Biocon, Ltd............................................  15,090    134,132
     Birla Corp., Ltd.......................................   9,430     71,962
     Bliss Gvs Pharma, Ltd..................................  17,529     40,003
     Blue Dart Express, Ltd.................................     884     33,246
     Blue Star, Ltd.........................................   5,900     44,769
     Bodal Chemicals, Ltd...................................  23,330     36,728
     Bombay Dyeing & Manufacturing Co., Ltd.................  18,839     26,693
     Bosch, Ltd.............................................     259     69,013
     Brigade Enterprises, Ltd...............................  15,074     32,594
     Britannia Industries, Ltd..............................   2,752    208,984
     Cadila Healthcare, Ltd.................................  41,130    200,376
     Can Fin Homes, Ltd.....................................  21,581     80,179
 *   Canara Bank............................................  48,751    172,622
     Capital First, Ltd.....................................   5,409     34,188
     Caplin Point Laboratories, Ltd.........................   5,302     30,252
     Carborundum Universal, Ltd.............................  13,135     64,482
     Care Ratings, Ltd......................................   5,241     76,288
     Castrol India, Ltd.....................................  26,328     52,688
     CCL Products India, Ltd................................  26,822     92,174
     Ceat, Ltd..............................................   8,263    128,042
     Central Depository Services India, Ltd.................   5,627     18,343
     Century Plyboards India, Ltd...........................  16,556     39,251
     Century Textiles & Industries, Ltd.....................  10,036    111,592
     Cera Sanitaryware, Ltd.................................   1,180     40,640
     CESC, Ltd..............................................  16,500    154,312
 *   CG Power and Industrial Solutions, Ltd................. 155,965     74,620
     Chambal Fertilizers & Chemicals, Ltd...................  55,970    108,618
     Chennai Petroleum Corp., Ltd...........................  11,326     39,636
     Chennai Super Kings Cricket, Ltd.......................  65,357        373
     Cholamandalam Investment and Finance Co., Ltd..........  16,445    280,351
     Cipla, Ltd.............................................  55,878    473,027
     City Union Bank, Ltd...................................  69,115    158,590
     Clariant Chemicals India, Ltd..........................   2,206     12,134
     Coal India, Ltd........................................  14,698     52,943
 *   Coffee Day Enterprises, Ltd............................   8,739     30,787
     Colgate-Palmolive India, Ltd...........................   9,498    143,560
     Container Corp. Of India, Ltd..........................  19,136    163,732
     Coromandel International, Ltd..........................  45,346    259,547
 *   Corp. Bank.............................................  77,708     28,392
 *   Cox & Kings Financial Service, Ltd.....................  12,673     11,157
     Cox & Kings, Ltd.......................................  38,019    107,695
     CRISIL, Ltd............................................   4,243     82,154
     Crompton Greaves Consumer Electricals, Ltd............. 113,428    327,893
     Cummins India, Ltd.....................................   6,720     67,742
     Cyient, Ltd............................................   9,584     80,315
     Dabur India, Ltd.......................................  35,944    186,946
     Dalmia Bharat, Ltd.....................................   9,311    263,377
     DB Corp., Ltd..........................................  13,065     29,064
 *   DB Realty, Ltd.........................................  37,981     10,353
     DCB Bank, Ltd..........................................  79,201    169,747
     DCM Shriram, Ltd.......................................  15,699     87,101

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Deepak Fertilisers & Petrochemicals Corp., Ltd.........  13,545 $ 36,040
      Deepak Nitrite, Ltd....................................   5,702   19,063
      Delta Corp., Ltd.......................................  30,239   96,386
  *   DEN Networks, Ltd......................................  13,012   11,976
  *   Dena Bank..............................................  73,169   15,934
      Dewan Housing Finance Corp., Ltd.......................  71,561  217,344
      Dhampur Sugar Mills, Ltd...............................  12,251   26,191
      Dhanuka Agritech, Ltd..................................   5,134   24,995
      Dilip Buildcon, Ltd....................................  14,499   84,475
  *   Dish TV India, Ltd.....................................  76,802   45,145
  *   Dishman Carbogen Amcis, Ltd............................  14,314   45,412
      Divi's Laboratories, Ltd...............................  27,480  549,987
      DLF, Ltd...............................................  91,951  203,943
      Dr Lal PathLabs, Ltd...................................   1,944   22,923
      Dr Reddy's Laboratories, Ltd., ADR.....................  12,143  413,226
      Dr Reddy's Laboratories, Ltd...........................   3,990  137,044
      Dynamatic Technologies, Ltd............................   1,070   20,522
      eClerx Services, Ltd...................................   9,232  132,440
      Eicher Motors, Ltd.....................................   2,071  609,110
      EID Parry India, Ltd...................................  23,942   71,875
      EIH, Ltd...............................................  28,044   61,157
      Electrosteel Castings, Ltd.............................  29,267    7,998
      Elgi Equipments, Ltd...................................   6,798   22,864
      Emami, Ltd.............................................  10,097   54,030
      Endurance Technologies, Ltd............................   2,826   46,183
      Engineers India, Ltd...................................  44,869   70,569
  *   Eros International Media, Ltd..........................  10,555   10,707
      Escorts, Ltd...........................................  23,174  196,728
      Essel Propack, Ltd.....................................  44,938   53,477
      Eveready Industries India, Ltd.........................  10,377   25,110
      Exide Industries, Ltd..................................  88,368  317,361
  *   FDC, Ltd...............................................  14,592   39,548
      Federal Bank, Ltd...................................... 377,941  422,423
  *   Federal-Mogul Goetze India, Ltd........................   1,631    9,148
      FIEM Industries, Ltd...................................   2,558   21,139
      Finolex Cables, Ltd....................................  18,226  123,408
      Finolex Industries, Ltd................................  15,310  112,793
      Firstsource Solutions, Ltd.............................  78,398   64,766
  *   Fortis Healthcare, Ltd................................. 117,479  222,374
  *   Future Enterprises, Ltd................................  30,613   16,139
      Future Lifestyle Fashions, Ltd.........................   1,838    9,210
  *   Future Retail, Ltd.....................................  41,879  277,983
      Gabriel India, Ltd.....................................  19,798   35,406
      GAIL India, Ltd........................................ 108,565  551,219
      Garware Technical Fibres, Ltd..........................   1,870   29,825
      Gateway Distriparks, Ltd...............................  28,152   50,656
      Gati, Ltd..............................................  16,078   16,270
  *   Gayatri Projects, Ltd..................................  23,512   59,031
      GE T&D India, Ltd......................................   5,381   16,782
      Geojit Financial Services, Ltd.........................  10,881    5,683
      GHCL, Ltd..............................................  19,423   59,795
      GIC Housing Finance, Ltd...............................   8,499   29,446
      Gillette India, Ltd....................................     708   62,435
      GlaxoSmithKline Consumer Healthcare, Ltd...............     913   86,133
      GlaxoSmithKline Pharmaceuticals, Ltd...................   1,028   19,825
      Glenmark Pharmaceuticals, Ltd..........................  42,344  354,817
      GM Breweries, Ltd......................................   1,739   14,233
  *   GMR Infrastructure, Ltd................................ 764,867  174,385
  *   Godawari Power and Ispat, Ltd..........................   2,473   12,726

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Godfrey Phillips India, Ltd............................   3,450 $   35,935
     Godrej Consumer Products, Ltd..........................  26,532    260,693
     Godrej Industries, Ltd.................................   7,436     46,972
 *   Godrej Properties, Ltd.................................   6,281     50,622
     Granules India, Ltd....................................  27,599     36,693
     Graphite India, Ltd....................................   6,521     83,916
     Grasim Industries, Ltd.................................  49,807    560,241
     Great Eastern Shipping Co., Ltd. (The).................  24,793    104,369
     Greaves Cotton, Ltd....................................  35,151     55,308
     Greenply Industries, Ltd...............................  13,035     24,191
     Grindwell Norton, Ltd..................................   3,377     22,645
     GRUH Finance, Ltd......................................  44,010    171,307
     Gujarat Alkalies & Chemicals, Ltd......................   9,984     72,119
     Gujarat Ambuja Exports, Ltd............................  14,133     46,173
     Gujarat Fluorochemicals, Ltd...........................  12,560    150,015
     Gujarat Gas, Ltd.......................................   7,972     67,695
     Gujarat Industries Power Co., Ltd......................  13,913     13,607
     Gujarat Mineral Development Corp., Ltd.................  40,207     47,098
     Gujarat Narmada Valley Fertilizers & Chemicals, Ltd....  15,978     71,980
     Gujarat Pipavav Port, Ltd..............................  52,222     70,453
     Gujarat State Fertilizers & Chemicals, Ltd.............  40,083     56,746
     Gujarat State Petronet, Ltd............................  65,874    159,355
     Gulf Oil Lubricants India, Ltd.........................   2,500     24,013
 *   GVK Power & Infrastructure, Ltd........................ 130,003     13,394
 *   Hathway Cable & Datacom, Ltd...........................  68,907     28,047
     Hatsun Agro Products, Ltd..............................   3,308     27,662
 *   Hatsun Agro Products, Ltd..............................     206      1,415
     Havells India, Ltd.....................................  29,435    257,576
     HCL Technologies, Ltd..................................  91,476  1,315,680
     HDFC Bank, Ltd.........................................  51,927  1,344,256
     HDFC Bank, Ltd., ADR...................................   2,000    177,820
 *   HealthCare Global Enterprises, Ltd.....................     498      1,503
     HEG, Ltd...............................................   1,495     87,075
     HeidelbergCement India, Ltd............................  32,536     62,409
     Heritage Foods, Ltd....................................   4,050     30,159
     Hero MotoCorp, Ltd.....................................   7,364    273,996
     Hexaware Technologies, Ltd.............................  47,982    217,307
     Hikal, Ltd.............................................  15,299     33,088
     Himachal Futuristic Communications, Ltd................ 153,314     43,906
     Himadri Speciality Chemical, Ltd.......................   6,240     10,589
     Himatsingka Seide, Ltd.................................  24,860     80,302
     Hindalco Industries, Ltd............................... 220,088    655,315
     Hinduja Global Solutions, Ltd..........................   1,337     11,876
     Hindustan Media Ventures, Ltd..........................   2,936      5,143
     Hindustan Petroleum Corp., Ltd.........................  66,402    201,214
     Hindustan Unilever, Ltd................................  15,268    334,230
     Honeywell Automation India, Ltd........................     588    157,306
 *   Hotel Leela Venture, Ltd...............................  37,363      7,063
 *   Housing Development & Infrastructure, Ltd.............. 146,987     40,272
     Housing Development Finance Corp., Ltd.................  35,128    839,412
     HSIL, Ltd..............................................  13,542     43,652
     I G Petrochemicals, Ltd................................   2,442     14,421
     ICICI Bank, Ltd., Sponsored ADR........................  97,108    921,555
     ICICI Bank, Ltd........................................  50,380    240,549
     ICICI Prudential Life Insurance Co., Ltd...............   3,016     13,555
 *   IDBI Bank, Ltd......................................... 221,811    177,224
     IDFC Bank, Ltd......................................... 613,378    287,189
     IDFC, Ltd.............................................. 346,326    172,050
 *   IFB Industries, Ltd....................................   1,731     20,633

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   IFCI, Ltd.............................................. 304,825 $   56,956
     IIFL Holdings, Ltd.....................................  67,491    420,412
 *   IL&FS Transportation Networks, Ltd.....................  35,448      9,494
     India Cements, Ltd. (The)..............................  82,812    100,730
     India Glycols, Ltd.....................................   2,704     13,975
     Indiabulls Housing Finance, Ltd........................  80,939    910,071
 *   Indiabulls Real Estate, Ltd............................  76,526     77,810
     Indiabulls Ventures, Ltd...............................  10,382     60,424
     Indiabulls Ventures, Ltd...............................   1,946      7,157
 *   Indian Bank............................................  37,162    126,157
     Indian Hotels Co., Ltd. (The)..........................  80,106    139,888
     Indian Hume Pipe Co., Ltd..............................   4,791     17,614
     Indian Oil Corp., Ltd.................................. 107,240    200,411
 *   Indian Overseas Bank................................... 175,339     35,725
     Indo Count Industries, Ltd.............................  24,075     22,150
     Indoco Remedies, Ltd...................................   4,041     10,366
     Indraprastha Gas, Ltd..................................  51,880    186,713
     IndusInd Bank, Ltd.....................................   6,438    123,714
     Infosys, Ltd., Sponsored ADR...........................  22,480    212,886
     Infosys, Ltd........................................... 521,326  4,814,443
     Ingersoll-Rand India, Ltd..............................   4,075     28,533
 *   Inox Leisure, Ltd......................................  24,804     73,724
 *   Inox Wind, Ltd.........................................   8,782     10,007
 *   Intellect Design Arena, Ltd............................  15,315     51,720
 *   International Paper APPM, Ltd..........................   2,357     15,455
     Ipca Laboratories, Ltd.................................   9,259     85,362
     IRB Infrastructure Developers, Ltd.....................  48,779     91,368
     ITC, Ltd............................................... 152,874    576,841
     ITD Cementation India, Ltd.............................  18,292     28,573
     J Kumar Infraprojects, Ltd.............................  13,503     22,881
     Jagran Prakashan, Ltd..................................  33,725     50,653
     Jain Irrigation Systems, Ltd........................... 145,952    140,397
 *   Jaiprakash Associates, Ltd............................. 687,877     60,728
 *   Jaiprakash Power Ventures, Ltd......................... 482,655     12,437
 *   Jammu & Kashmir Bank, Ltd. (The).......................  85,852     48,879
     Jamna Auto Industries, Ltd.............................  34,285     32,928
 *   Jaypee Infratech, Ltd.................................. 142,082      4,446
     JB Chemicals & Pharmaceuticals, Ltd....................   7,449     31,027
 *   Jet Airways India, Ltd.................................   5,097     14,957
     Jindal Poly Films, Ltd.................................   3,631     13,282
     Jindal Saw, Ltd........................................  62,028     71,620
 *   Jindal Stainless Hisar, Ltd............................  23,161     30,717
 *   Jindal Stainless, Ltd..................................  30,116     21,373
 *   Jindal Steel & Power, Ltd.............................. 118,499    272,993
     JK Cement, Ltd.........................................   9,021     81,845
     JK Lakshmi Cement, Ltd.................................   4,965     18,071
     JK Paper, Ltd..........................................  21,301     48,424
     JK Tyre & Industries, Ltd..............................  29,960     41,911
     JM Financial, Ltd...................................... 125,477    128,169
     Johnson Controls-Hitachi Air Conditioning India, Ltd...   1,603     37,769
 *   JSW Energy, Ltd........................................ 171,454    148,795
     JSW Steel, Ltd......................................... 397,413  1,821,347
     JTEKT India, Ltd.......................................   9,992     14,981
     Jubilant Foodworks, Ltd................................  17,406    255,035
     Jubilant Life Sciences, Ltd............................  50,358    449,239
 *   Just Dial, Ltd.........................................  17,550    119,488
     Jyothy Laboratories, Ltd...............................  17,934     45,667
     Kajaria Ceramics, Ltd..................................  19,622    104,871
     Kalpataru Power Transmission, Ltd......................  24,528    106,753

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     Kalyani Steels, Ltd....................................   8,223 $   25,378
     Kansai Nerolac Paints, Ltd.............................   7,181     36,618
     Karnataka Bank, Ltd. (The).............................  67,981     95,140
     Karur Vysya Bank, Ltd. (The)........................... 147,237    157,977
 *   Kaveri Seed Co., Ltd...................................   6,400     42,940
     KCP, Ltd...............................................  19,778     26,506
     KEC International, Ltd.................................  36,898    141,642
     KEI Industries, Ltd....................................  15,534     64,827
 *   Kiri Industries, Ltd...................................   2,460     15,266
     Kirloskar Brothers, Ltd................................  11,621     31,503
     Kitex Garments, Ltd....................................   9,492     14,221
     KNR Constructions, Ltd.................................  11,818     28,725
     Kolte-Patil Developers, Ltd............................   8,231     27,088
     Kotak Mahindra Bank, Ltd...............................  21,270    321,282
     KPIT Technologies, Ltd.................................  55,541    166,530
     KPR Mill, Ltd..........................................   6,530     52,704
     KRBL, Ltd..............................................  23,740    109,355
     KSB, Ltd...............................................   1,172     12,485
     L&T Finance Holdings, Ltd.............................. 188,906    325,211
     Lakshmi Machine Works, Ltd.............................     669     52,188
 *   Lakshmi Vilas Bank, Ltd. (The).........................  31,676     37,893
     Larsen & Toubro Infotech, Ltd..........................   1,192     28,283
     Larsen & Toubro, Ltd...................................  77,347  1,356,620
     Laurus Labs, Ltd.......................................   1,740      8,026
     LG Balakrishnan & Bros, Ltd............................   2,724     15,769
     LIC Housing Finance, Ltd............................... 161,907    897,651
     Linde India, Ltd.......................................   5,728     34,140
     LT Foods, Ltd..........................................  41,893     20,370
     Lupin, Ltd.............................................  42,561    506,957
     Mahanagar Gas, Ltd.....................................   2,807     31,612
     Mahindra & Mahindra Financial Services, Ltd............  73,854    405,357
     Mahindra & Mahindra, Ltd., GDR.........................   9,424     97,294
     Mahindra & Mahindra, Ltd...............................  74,542    771,330
 *   Mahindra CIE Automotive, Ltd...........................  16,087     57,661
     Mahindra Holidays & Resorts India, Ltd.................  17,870     51,890
     Mahindra Lifespace Developers, Ltd.....................   8,049     44,366
     Maithan Alloys, Ltd....................................   1,316      9,287
     Man Infraconstruction, Ltd.............................  22,903     12,002
     Manappuram Finance, Ltd................................ 238,408    257,339
     Mangalore Refinery & Petrochemicals, Ltd...............  63,805     70,633
     Marico, Ltd............................................  44,813    194,061
     Marksans Pharma, Ltd...................................  69,107     27,100
     Maruti Suzuki India, Ltd...............................   7,420    662,287
     Mastek, Ltd............................................     349      2,134
 *   Max Financial Services, Ltd............................  31,154    158,684
 *   Max India, Ltd.........................................  26,905     24,730
     Mayur Uniquoters, Ltd..................................   5,050     24,567
     McLeod Russel India, Ltd...............................  24,846     45,138
     Meghmani Organics, Ltd.................................  40,612     39,618
     Merck, Ltd.............................................   2,147     90,197
     Minda Corp., Ltd.......................................  20,009     32,438
     Minda Industries, Ltd..................................  15,630     65,201
     Mindtree, Ltd..........................................  48,939    566,694
     Mirza International, Ltd...............................  11,206     12,145
     MM Forgings, Ltd.......................................   1,316     10,172
 *   Morepen Laboratories, Ltd..............................  39,894     14,040
     Motherson Sumi Systems, Ltd............................  66,076    145,716
     Motherson Sumi Systems, Ltd............................  33,038     72,938
     Motilal Oswal Financial Services, Ltd..................   8,537     71,551

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  INDIA -- (Continued)
      Mphasis, Ltd...........................................  19,009 $254,119
      MRF, Ltd...............................................     552  483,149
      Muthoot Finance, Ltd...................................  60,208  333,006
  *   Nagarjuna Fertilizers & Chemicals, Ltd.................  69,051    8,650
      Natco Pharma, Ltd......................................  21,420  218,335
      National Aluminium Co., Ltd............................ 170,408  157,462
      Nava Bharat Ventures, Ltd..............................  32,241   50,430
      Navin Fluorine International, Ltd......................   3,575   31,200
  *   Navkar Corp., Ltd......................................  12,761   11,568
      Navneet Education, Ltd.................................  29,594   44,307
      NBCC India, Ltd........................................  33,073   24,730
      NCC, Ltd............................................... 176,492  178,965
      NESCO, Ltd.............................................  10,419   62,377
      Nestle India, Ltd......................................   1,420  194,399
  *   Neuland Laboratories, Ltd..............................     504    3,893
      NHPC, Ltd.............................................. 168,062   55,827
      NIIT Technologies, Ltd.................................  14,991  248,594
  *   NIIT, Ltd..............................................  19,862   19,119
      Nilkamal, Ltd..........................................   1,989   42,911
      NLC India, Ltd.........................................  60,110   66,000
      NOCIL, Ltd.............................................  25,360   53,018
      NRB Bearings, Ltd......................................  11,808   25,836
      NTPC, Ltd..............................................  82,106  177,385
      Oberoi Realty, Ltd.....................................  20,792  118,475
      OCL India, Ltd.........................................   4,153   50,873
      Oil & Natural Gas Corp., Ltd...........................  36,429   75,386
      Oil India, Ltd.........................................  38,862  103,440
      Omaxe, Ltd.............................................  14,260   41,462
      Oracle Financial Services Software, Ltd................   2,808  137,654
      Orient Cement, Ltd.....................................  19,771   22,331
  *   Oriental Bank of Commerce..............................  43,463   47,079
      Page Industries, Ltd...................................     620  246,325
      Parag Milk Foods, Ltd..................................   6,188   21,627
  *   Patel Engineering, Ltd.................................  20,188   10,045
      PC Jeweller, Ltd.......................................  26,664   21,131
      Persistent Systems, Ltd................................  10,343   79,287
      Petronet LNG, Ltd...................................... 262,792  805,819
      Pfizer, Ltd............................................   2,484   97,740
      Phillips Carbon Black, Ltd.............................  23,590   72,049
      Phoenix Mills, Ltd.(The)...............................  11,558   87,356
      PI Industries, Ltd.....................................  27,531  289,820
      Pidilite Industries, Ltd...............................  11,368  147,609
      Piramal Enterprises, Ltd...............................  11,817  343,974
      PNB Housing Finance, Ltd...............................     581    6,240
      PNC Infratech, Ltd.....................................   4,983    9,336
      Power Finance Corp., Ltd............................... 213,032  275,311
      Power Grid Corp. of India, Ltd.........................  75,063  188,734
      Power Mech Projects, Ltd...............................     840    9,955
  *   Prabhat Dairy, Ltd.....................................  11,670   16,102
      Praj Industries, Ltd...................................  38,085   56,862
  *   Prakash Industries, Ltd................................  18,220   25,890
      Prestige Estates Projects, Ltd.........................  47,543  124,159
  *   Prime Focus, Ltd.......................................   5,458    5,142
      Procter & Gamble Hygiene & Health Care, Ltd............     870  110,039
      PTC India Financial Services, Ltd......................  51,751   10,712
      PTC India, Ltd.........................................  75,922   78,734
  *   Punjab & Sind Bank.....................................  15,909    6,278
  *   Punjab National Bank...................................  98,742   98,301
      Puravankara, Ltd.......................................   6,796    6,050

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
     PVR, Ltd...............................................  10,800 $  198,626
     Radico Khaitan, Ltd....................................  10,457     55,324
     Rain Commodities, Ltd..................................  51,180    127,174
     Rajesh Exports, Ltd....................................  26,295    202,414
     Rallis India, Ltd......................................  21,200     48,823
     Ramco Cements, Ltd. (The)..............................  25,138    203,399
     Ramkrishna Forgings, Ltd...............................   5,499     39,987
 *   Ramky Infrastructure, Ltd..............................   9,315     15,403
     Rashtriya Chemicals & Fertilizers, Ltd.................  39,060     31,411
 *   RattanIndia Power, Ltd................................. 305,973     13,049
     Raymond, Ltd...........................................  13,999    142,370
     RBL Bank, Ltd..........................................  13,512     95,293
     Redington India, Ltd................................... 118,730    133,394
     Relaxo Footwears, Ltd..................................   3,596     38,921
 *   Reliance Communications, Ltd........................... 403,088     67,744
     Reliance Home Finance, Ltd.............................  11,204      6,211
     Reliance Industries, Ltd., GDR.........................  18,710    534,064
     Reliance Industries, Ltd............................... 220,097  3,150,692
     Reliance Industries, Ltd., GDR.........................  22,792    650,712
     Reliance Infrastructure, Ltd...........................  31,989    155,162
 *   Reliance Power, Ltd.................................... 225,835     92,570
     Repco Home Finance, Ltd................................  20,245    100,981
     Rico Auto Industries, Ltd..............................  18,607     18,853
     RP SG Retail, Ltd......................................   9,900     21,628
 *   RP-SG Business Process Services, Ltd...................   3,300     21,628
     Rural Electrification Corp., Ltd....................... 452,865    714,756
     Sadbhav Engineering, Ltd...............................  19,352     54,495
 *   Sanghvi Movers, Ltd....................................   6,071      9,635
     Sanofi India, Ltd......................................   2,222    174,247
     Schaeffler India, Ltd..................................   1,115     76,582
     SH Kelkar & Co., Ltd...................................   2,220      5,064
     Sharda Cropchem, Ltd...................................   6,833     29,589
     Sharda Motor Industries, Ltd...........................     272      5,394
     Shilpa Medicare, Ltd...................................   3,332     17,492
 *   Shipping Corp. of India, Ltd...........................  48,621     28,975
     Shoppers Stop, Ltd.....................................   2,477     16,465
     Shree Cement, Ltd......................................   1,212    222,042
     Shriram City Union Finance, Ltd........................   2,699     59,277
     Shriram Transport Finance Co., Ltd.....................  34,625    540,918
     Siemens, Ltd...........................................   1,769     22,301
     Simplex Infrastructures, Ltd...........................   3,825     11,892
     Sintex Industries, Ltd................................. 132,335     21,440
 *   Sintex Plastics Technology, Ltd........................ 132,335     46,591
     Siyaram Silk Mills, Ltd................................   5,283     25,393
     SJVN, Ltd.............................................. 125,843     47,651
     SKF India, Ltd.........................................   3,506     85,005
     Skipper, Ltd...........................................  10,790     13,244
     SML ISUZU, Ltd.........................................   2,162     21,530
     Sobha, Ltd.............................................  21,275    127,813
     Solar Industries India, Ltd............................   3,014     40,827
 *   Solara Active Pharma Sciences, Ltd.....................   2,772     12,162
     Somany Ceramics, Ltd...................................   4,924     22,656
     Sonata Software, Ltd...................................  22,141     92,482
     South Indian Bank, Ltd. (The).......................... 371,181     73,390
     Srei Infrastructure Finance, Ltd.......................  85,602     38,228
     SRF, Ltd...............................................   8,369    218,092
     Srikalahasthi Pipes, Ltd...............................   2,107      5,370
     Star Cement, Ltd.......................................   8,363     11,484
 *   State Bank of India.................................... 128,478    487,811

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 INDIA -- (Continued)
 *   State Bank of India, GDR...............................     226 $    8,532
 *   State Bank of India, GDR...............................     490     18,547
 *   Steel Authority of India, Ltd.......................... 115,173    100,472
     Sterlite Technologies, Ltd.............................  45,756    236,801
     Strides Pharma Science, Ltd............................  16,632     95,352
     Subros, Ltd............................................   7,463     28,798
     Sudarshan Chemical Industries..........................   7,007     35,794
     Sun Pharmaceutical Industries, Ltd.....................   9,095     71,264
     Sun TV Network, Ltd....................................  39,645    348,798
     Sundaram-Clayton, Ltd..................................     288     13,775
     Sundram Fasteners, Ltd.................................  24,211    174,405
     Sunteck Realty, Ltd....................................  16,128     70,553
     Suprajit Engineering, Ltd..............................  13,780     43,870
     Supreme Industries, Ltd................................  13,945    185,926
     Supreme Petrochem, Ltd.................................  17,029     51,403
     Surya Roshni, Ltd......................................  10,195     28,525
     Sutlej Textiles and Industries, Ltd....................   8,019      4,890
     Suven Life Sciences, Ltd...............................  15,380     50,248
     Swaraj Engines, Ltd....................................   1,454     27,792
     Symphony, Ltd..........................................   3,807     46,847
 *   Syndicate Bank.........................................  92,012     43,161
     Syngene International, Ltd.............................   6,197     48,428
     TAKE Solutions, Ltd....................................  21,777     47,832
     Talwalkars Lifestyles, Ltd.............................   3,971      7,145
     Tamil Nadu Newsprint & Papers, Ltd.....................  12,488     43,642
     Tata Chemicals, Ltd....................................  51,051    470,939
     Tata Communications, Ltd...............................  12,550     83,209
     Tata Consultancy Services, Ltd.........................  44,888  1,174,592
     Tata Elxsi, Ltd........................................   9,456    132,798
     Tata Global Beverages, Ltd............................. 121,406    355,835
     Tata Metaliks, Ltd.....................................   1,553     13,567
 *   Tata Motors, Ltd....................................... 458,720  1,108,687
     Tata Power Co., Ltd. (The)............................. 260,328    268,553
     Tata Steel, Ltd........................................ 147,600  1,105,077
     TCI Express, Ltd.......................................   3,908     31,228
     Tech Mahindra, Ltd..................................... 173,871  1,751,390
 *   Techno Electric & Engineering Co., Ltd.................  14,598     52,059
 *   Tejas Networks, Ltd....................................   2,716      9,384
     Texmaco Rail & Engineering, Ltd........................  12,086     10,165
     Thermax, Ltd...........................................   3,658     49,238
     Thirumalai Chemicals, Ltd..............................  18,070     30,295
     Thomas Cook India, Ltd.................................  12,185     34,074
     TI Financial Holdings, Ltd.............................  26,134    171,670
     Tide Water Oil Co. India, Ltd..........................     261     19,945
     Time Technoplast, Ltd..................................  45,379     68,963
     Timken India, Ltd......................................   5,879     41,799
     Tinplate Co. of India, Ltd. (The)......................   6,361     12,953
     Titagarh Wagons, Ltd...................................  15,510     14,118
     Titan Co., Ltd.........................................  17,242    196,590
     Torrent Pharmaceuticals, Ltd...........................   8,466    191,253
     Torrent Power, Ltd.....................................  29,991    105,103
     Transport Corp. of India, Ltd..........................  11,637     46,258
     Trent, Ltd.............................................   6,550     28,468
     Trident, Ltd...........................................  39,676     34,620
 *   Triveni Engineering & Industries, Ltd..................  30,673     19,777
     Triveni Turbine, Ltd...................................  34,817     47,341
     TTK Prestige, Ltd......................................     355     31,883
     Tube Investments of India, Ltd.........................  25,041    100,047
     TV Today Network, Ltd..................................   9,445     51,861

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
INDIA -- (Continued)
*   TV18 Broadcast, Ltd....................................   190,935 $    96,714
    TVS Motor Co., Ltd.....................................    34,636     252,429
    TVS Srichakra, Ltd.....................................       825      26,790
*   UCO Bank...............................................   163,070      41,858
    Uflex, Ltd.............................................    15,054      56,823
    UFO Moviez India, Ltd..................................     5,376      22,937
    UltraTech Cement, Ltd..................................     4,462     209,672
    Unichem Laboratories, Ltd..............................    12,637      37,111
*   Union Bank of India....................................    74,597      77,244
*   Unitech, Ltd...........................................   482,996      14,038
    United Breweries, Ltd..................................     7,552     125,002
*   United Spirits, Ltd....................................    27,110     212,193
    UPL, Ltd...............................................   163,848   1,488,491
    VA Tech Wabag, Ltd.....................................    11,864      40,237
*   Vaibhav Global, Ltd....................................       918       9,168
    Vakrangee, Ltd.........................................    74,772      26,221
    Vardhman Textiles, Ltd.................................     6,586      89,438
    Vedanta, Ltd...........................................   373,778   1,066,402
    Vedanta, Ltd., ADR.....................................    28,241     314,609
    Venky's India, Ltd.....................................     2,188      73,765
    Vesuvius India, Ltd....................................     1,061      15,247
    V-Guard Industries, Ltd................................    24,622      62,473
    Vijaya Bank............................................    99,496      59,189
    Vinati Organics, Ltd...................................     5,750     120,734
    Vindhya Telelinks, Ltd.................................       656      13,214
    VIP Industries, Ltd....................................    10,856      64,998
    V-Mart Retail, Ltd.....................................       800      26,252
*   Vodafone Idea, Ltd.....................................   765,591     400,270
    Voltas, Ltd............................................    10,368      75,873
*   VRL Logistics, Ltd.....................................    11,268      38,715
    VST Industries, Ltd....................................       351      15,167
    WABCO India, Ltd.......................................       446      37,780
    Welspun Corp., Ltd.....................................    36,901      68,776
    Welspun India, Ltd.....................................   132,572     105,607
    West Coast Paper Mills, Ltd............................    12,018      63,440
    Whirlpool of India, Ltd................................     4,838      90,313
    Wipro, Ltd.............................................   150,024     673,238
*   Wockhardt, Ltd.........................................    11,277      75,349
    Yes Bank, Ltd..........................................   328,095     835,529
    Zee Entertainment Enterprises, Ltd.....................    39,386     239,430
    Zee Learn, Ltd.........................................    23,196      12,877
*   Zee Media Corp., Ltd...................................    27,305       9,242
    Zensar Technologies, Ltd...............................    22,305      77,423
                                                                      -----------
TOTAL INDIA................................................            91,106,084
                                                                      -----------
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT.......................... 1,935,200     174,549
    Adaro Energy Tbk PT.................................... 8,555,300     929,670
    Adhi Karya Persero Tbk PT..............................   784,987      58,177
*   Agung Podomoro Land Tbk PT............................. 2,441,400      22,498
    AKR Corporindo Tbk PT..................................   292,900      66,703
*   Alam Sutera Realty Tbk PT.............................. 4,425,100      81,068
    Aneka Tambang Tbk PT................................... 3,299,420     148,085
    Arwana Citramulia Tbk PT...............................   232,600       5,819
    Asahimas Flat Glass Tbk PT.............................    86,500      25,047
    Astra Agro Lestari Tbk PT..............................   197,889     156,471
    Astra International Tbk PT............................. 2,301,400   1,197,107
*   Astrindo Nusantara Infrastructure Tbk PT............... 3,406,400      11,227
*   Bank Bukopin Tbk....................................... 1,262,200      27,575

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares    Value>>
                                                            ---------- ----------
INDONESIA -- (Continued)
    Bank Central Asia Tbk PT...............................    388,600 $  605,074
    Bank Danamon Indonesia Tbk PT..........................    627,263    306,585
    Bank Mandiri Persero Tbk PT............................  1,125,718    505,809
    Bank Negara Indonesia Persero Tbk PT...................  1,144,620    552,676
*   Bank Pan Indonesia Tbk PT..............................  1,316,000     94,020
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT...    894,500    105,362
    Bank Pembangunan Daerah Jawa Timur Tbk PT..............  1,666,800     66,931
*   Bank Permata Tbk PT....................................  1,083,325     32,785
    Bank Rakyat Indonesia Persero Tbk PT...................  6,638,000  1,377,703
    Bank Tabungan Negara Persero Tbk PT....................  1,308,841    182,711
    Bank Tabungan Pensiunan Nasional Tbk PT................     54,000     13,033
    Barito Pacific Tbk PT..................................  3,009,400    371,974
    Bayan Resources Tbk PT.................................     16,000     20,611
    Bekasi Fajar Industrial Estate Tbk PT..................  2,056,600     18,953
    BISI International Tbk PT..............................    468,500     44,776
    Bukit Asam Tbk PT......................................  1,560,500    438,261
*   Bumi Serpong Damai Tbk PT..............................  2,092,800    151,939
*   Bumi Teknokultura Unggul Tbk PT........................  2,300,800     21,224
    Charoen Pokphand Indonesia Tbk PT......................  1,011,100    366,235
    Ciputra Development Tbk PT.............................  4,791,071    259,095
*   Citra Marga Nusaphala Persada Tbk PT...................    517,167     45,067
*   City Retail Developments Tbk PT........................    911,900      5,557
*   Delta Dunia Makmur Tbk PT..............................  4,476,500    237,598
*   Eagle High Plantations Tbk PT..........................  4,587,600     52,974
    Elnusa Tbk PT..........................................  1,814,900     44,752
*   Energi Mega Persada Tbk PT.............................  2,946,000     19,580
    Erajaya Swasembada Tbk PT..............................    143,900     16,095
*   Gajah Tunggal Tbk PT...................................    689,200     28,148
*   Garuda Indonesia Persero Tbk PT........................  1,784,500     23,697
    Global Mediacom Tbk PT.................................  3,121,900     67,430
    Gudang Garam Tbk PT....................................     61,000    290,787
*   Hanson International Tbk PT............................ 16,859,600    134,360
*   Holcim Indonesia Tbk PT................................    435,500     52,349
    Indah Kiat Pulp & Paper Corp. Tbk PT...................    980,300    821,547
    Indika Energy Tbk PT...................................    809,600    119,626
    Indo Tambangraya Megah Tbk PT..........................    167,800    274,942
    Indocement Tunggal Prakarsa Tbk PT.....................     66,000     75,308
    Indofood CBP Sukses Makmur Tbk PT......................    102,500     60,224
    Indofood Sukses Makmur Tbk PT..........................  1,536,200    604,400
    Indomobil Sukses Internasional Tbk PT..................    127,200     15,881
*   Indo-Rama Synthetics Tbk PT............................     40,300     11,015
    Indosat Tbk PT.........................................    272,050     43,189
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT...........    308,700     16,247
*   Inti Agri Resources Tbk PT.............................    473,600      6,204
*   Intiland Development Tbk PT............................  2,790,300     59,815
    Japfa Comfeed Indonesia Tbk PT.........................  2,168,300    290,001
    Jasa Marga Persero Tbk PT..............................    255,626     69,879
    Kalbe Farma Tbk PT.....................................  2,130,000    192,115
*   Kawasan Industri Jababeka Tbk PT.......................  5,953,389     86,926
    KMI Wire & Cable Tbk PT................................    964,700     15,638
*   Krakatau Steel Persero Tbk PT..........................  1,620,437     39,491
*   Kresna Graha Investama Tbk PT..........................  3,495,700    143,748
    Link Net Tbk PT........................................    264,400     76,307
*   Lippo Cikarang Tbk PT..................................    220,300     22,366
    Lippo Karawaci Tbk PT..................................  6,010,450    111,065
*   Malindo Feedmill Tbk PT................................    371,200     30,267
    Matahari Department Store Tbk PT.......................    357,000    114,055
    Mayora Indah Tbk PT....................................  2,753,725    461,790
*   Medco Energi Internasional Tbk PT......................  3,664,667    197,711

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                         --------- -----------
  INDONESIA -- (Continued)
      Media Nusantara Citra Tbk PT...................... 2,003,200 $   103,067
      Mitra Adiperkasa Tbk PT........................... 4,108,300     216,448
  *   Mitra Keluarga Karyasehat Tbk PT..................   420,900      39,647
      Mitra Pinasthika Mustika Tbk PT...................   258,100      13,084
  *   MNC Investama Tbk PT.............................. 9,936,200      50,287
      Modernland Realty Tbk PT.......................... 2,774,000      39,788
  *   Multipolar Tbk PT................................. 2,334,900      13,058
      Nippon Indosari Corpindo Tbk PT...................   323,700      22,381
      Pabrik Kertas Tjiwi Kimia Tbk PT..................    97,500      66,283
      Pakuwon Jati Tbk PT............................... 3,888,700     122,367
      Pan Brothers Tbk PT............................... 1,291,500      47,128
  *   Panin Financial Tbk PT............................ 6,138,100     110,811
  *   Pelayaran Tamarin Samudra Tbk PT..................    75,200      14,843
      Perusahaan Gas Negara Persero Tbk................. 1,331,000     194,930
      Perusahaan Perkebunan London Sumatra Indonesia
        Tbk PT.......................................... 1,347,700     114,549
      PP Persero Tbk PT................................. 1,107,954      97,229
      Ramayana Lestari Sentosa Tbk PT................... 1,330,424     104,224
      Rukun Raharja Tbk PT..............................   275,500       8,590
      Salim Ivomas Pratama Tbk PT....................... 1,950,400      59,064
      Sawit Sumbermas Sarana Tbk PT..................... 1,374,100     113,970
      Semen Baturaja Persero Tbk PT.....................   772,600      89,529
      Semen Indonesia Persero Tbk PT....................   711,700     421,979
  *   Sentul City Tbk PT................................ 7,531,700      47,137
  *   Siloam International Hospitals Tbk PT.............    85,631      12,952
      Sri Rejeki Isman Tbk PT........................... 3,898,800      93,122
      Summarecon Agung Tbk PT........................... 3,131,000     123,555
      Surya Citra Media Tbk PT..........................   603,700      62,469
  *   Surya Esa Perkasa Tbk PT..........................   638,300      12,588
      Surya Semesta Internusa Tbk PT.................... 1,861,600      57,114
      Telekomunikasi Indonesia Persero Tbk PT...........   127,200      32,223
      Telekomunikasi Indonesia Persero Tbk PT,
        Sponsored ADR...................................    11,510     290,052
      Tempo Scan Pacific Tbk PT.........................   206,900      18,791
  *   Tiga Pilar Sejahtera Food Tbk.....................   839,100       9,273
      Timah Tbk PT...................................... 1,186,656      50,468
      Tiphone Mobile Indonesia Tbk PT...................   784,500      33,088
      Tower Bersama Infrastructure Tbk PT...............   451,400     138,961
  *   Trada Alam Minera Tbk PT.......................... 4,618,100      55,156
      Tunas Baru Lampung Tbk PT.........................   879,500      51,480
      Tunas Ridean Tbk PT...............................   537,500      40,598
      Unilever Indonesia Tbk PT.........................    41,600     118,495
      United Tractors Tbk PT............................   593,024   1,309,294
  *   Vale Indonesia Tbk PT.............................   827,900     159,781
  *   Visi Media Asia Tbk PT............................ 4,205,000      37,090
      Waskita Beton Precast Tbk PT...................... 4,994,600     104,642
      Waskita Karya Persero Tbk PT...................... 3,338,063     316,922
      Wijaya Karya Beton Tbk PT.........................   415,300       8,200
      Wijaya Karya Persero Tbk PT....................... 1,258,259      91,198
  *   XL Axiata Tbk PT.................................. 1,923,600     332,414
                                                                   -----------
  TOTAL INDONESIA.......................................            19,088,223
                                                                   -----------
  IRELAND -- (0.5%)
      AIB Group P.L.C...................................    35,722     172,227
      Bank of Ireland Group P.L.C.......................   209,253   1,478,499
      C&C Group P.L.C...................................    83,538     310,492
      CRH P.L.C.........................................     1,971      58,791
      CRH P.L.C., Sponsored ADR.........................    89,689   2,670,938
      Datalex P.L.C.....................................    10,864      26,732
      FBD Holdings P.L.C................................     6,284      76,282
      Glanbia P.L.C.....................................    93,936   1,660,824

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
IRELAND -- (Continued)
    IFG Group P.L.C........................................  10,052 $    18,728
*   Independent News & Media P.L.C.........................  79,753       6,647
    Irish Continental Group P.L.C..........................  40,158     236,607
*   Kenmare Resources P.L.C................................     385       1,074
    Kerry Group P.L.C., Class A............................  14,315   1,466,503
    Kingspan Group P.L.C...................................  50,750   2,204,969
    Paddy Power Betfair P.L.C..............................  17,872   1,542,581
    Paddy Power Betfair P.L.C..............................   2,126     182,275
*   Permanent TSB Group Holdings P.L.C.....................  11,387      24,459
    Smurfit Kappa Group P.L.C..............................  96,110   3,124,595
                                                                    -----------
TOTAL IRELAND..............................................          15,263,223
                                                                    -----------
ISRAEL -- (0.6%)
*   Africa Israel Properties, Ltd..........................   4,516     117,136
*   Airport City, Ltd......................................  18,237     212,358
    Albaad Massuot Yitzhak, Ltd............................     638       6,681
*   Allot Communications, Ltd..............................   5,226      33,654
    Alrov Properties and Lodgings, Ltd.....................   2,753      84,354
    Amot Investments, Ltd..................................  31,362     155,786
    Arad, Ltd..............................................   1,491      17,579
*   Arko Holdings, Ltd.....................................  70,066      36,090
    AudioCodes, Ltd........................................   3,346      41,316
    Avgol Industries 1953, Ltd.............................  26,233      27,120
*   Azorim-Investment Development & Construction Co., Ltd..  10,744       9,550
    Azrieli Group, Ltd.....................................   2,901     140,867
    Bank Hapoalim BM....................................... 254,790   1,723,691
    Bank Leumi Le-Israel BM................................ 474,614   2,959,551
    Bayside Land Corp......................................     274     117,707
    Bezeq The Israeli Telecommunication Corp., Ltd......... 265,698     305,097
    Big Shopping Centers, Ltd..............................   1,204      78,501
    Blue Square Real Estate, Ltd...........................   1,707      60,420
*   Brack Capital Properties NV............................     599      63,698
    Camtek, Ltd............................................   1,941      15,824
    Carasso Motors, Ltd....................................   1,984      10,172
*   Cellcom Israel, Ltd....................................  18,319     115,452
*   Cellcom Israel, Ltd....................................  11,977      74,257
*   Ceragon Networks, Ltd..................................  16,269      54,176
*   Clal Biotechnology Industries, Ltd.....................  14,222      12,562
*   Clal Insurance Enterprises Holdings, Ltd...............   9,905     164,230
    Danel Adir Yeoshua, Ltd................................     755      36,047
    Delek Automotive Systems, Ltd..........................  14,896      84,056
    Delek Group, Ltd.......................................   1,704     285,710
    Delta-Galil Industries, Ltd............................   7,386     207,573
    Dexia Israel Bank, Ltd.................................      75      13,953
    Direct Insurance Financial Investments, Ltd............   7,542      85,121
    Dor Alon Energy in Israel 1988, Ltd....................       5          69
*   El Al Israel Airlines.................................. 342,944      98,184
    Elbit Systems, Ltd.....................................   2,679     319,781
    Elbit Systems, Ltd.....................................   1,800     215,082
    Electra Consumer Products 1970, Ltd....................   5,785      62,539
    Electra, Ltd...........................................   1,001     241,986
*   Energix-Renewable Energies, Ltd........................  20,253      22,887
*   Enlight Renewable Energy, Ltd..........................  42,876      21,197
    First International Bank Of Israel, Ltd................  19,943     429,473
    FMS Enterprises Migun, Ltd.............................     917      23,200
    Formula Systems 1985, Ltd..............................   5,047     195,968
    Fox Wizel, Ltd.........................................   3,946      74,837
*   Gilat Satellite Networks, Ltd..........................  11,636     110,400
    Hadera Paper, Ltd......................................   1,393     101,892

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
ISRAEL -- (Continued)
    Hamlet Israel-Canada, Ltd..............................   1,748 $    43,876
    Harel Insurance Investments & Financial Services, Ltd..  56,680     414,574
    Hilan, Ltd.............................................   4,655     109,387
    IDI Insurance Co., Ltd.................................   2,159     121,352
    IES Holdings, Ltd......................................     436      19,511
*   Industrial Buildings Corp., Ltd........................  50,370      69,660
    Inrom Construction Industries, Ltd.....................  17,661      61,787
    Israel Chemicals, Ltd..................................  64,027     368,796
    Israel Discount Bank, Ltd., Class A.................... 260,709     851,986
*   Israel Land Development Co., Ltd. (The)................   1,092       8,650
*   Jerusalem Oil Exploration..............................   5,574     320,031
*   Kamada, Ltd............................................   6,921      37,135
    Kenon Holdings, Ltd....................................   5,006      79,874
    Kerur Holdings, Ltd....................................   1,650      42,325
    Klil Industries, Ltd...................................     429      36,534
    Matrix IT, Ltd.........................................  14,912     173,630
    Maytronics, Ltd........................................  10,664      65,924
*   Mazor Robotics, Ltd., Sponsored ADR....................     641      37,319
    Mediterranean Towers, Ltd..............................  13,704      23,893
    Meitav Dash Investments, Ltd...........................   7,442      22,269
    Melisron, Ltd..........................................   4,702     199,346
    Menora Mivtachim Holdings, Ltd.........................  13,207     147,019
    Migdal Insurance & Financial Holding, Ltd.............. 167,381     184,938
    Mizrahi Tefahot Bank, Ltd..............................  53,753     904,691
    Naphtha Israel Petroleum Corp., Ltd....................  21,490     134,801
    Neto ME Holdings, Ltd..................................     543      44,755
*   Nice, Ltd., Sponsored ADR..............................   7,239     766,900
*   Nova Measuring Instruments, Ltd........................   8,248     181,980
    Oil Refineries, Ltd.................................... 832,045     395,522
*   Partner Communications Co., Ltd........................  70,661     357,158
*   Partner Communications Co., Ltd., ADR..................   1,600       8,128
    Paz Oil Co., Ltd.......................................   2,748     411,471
    Phoenix Holdings, Ltd. (The)...........................  47,248     261,400
    Plasson Industries, Ltd................................   1,457      68,757
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....   2,148     109,465
    Scope Metals Group, Ltd................................   4,129     111,145
    Shapir Engineering and Industry, Ltd...................  30,549     111,517
*   Shikun & Binui, Ltd.................................... 115,380     219,796
    Shufersal, Ltd.........................................  31,507     200,010
    Strauss Group, Ltd.....................................   9,128     200,145
    Summit Real Estate Holdings, Ltd.......................   5,855      52,714
*   Suny Cellular Communication, Ltd.......................  38,947      19,921
    Tadiran Holdings, Ltd..................................   1,130      28,254
    Teva Pharmaceutical Industries, Ltd., Sponsored ADR....  67,449   1,347,631
*   Tower Semiconductor, Ltd...............................  15,804     247,965
*   Tower Semiconductor, Ltd...............................   4,323      66,990
*   Union Bank of Israel...................................   4,714      21,178
    YH Dimri Construction & Development, Ltd...............   1,092      17,222
                                                                    -----------
TOTAL ISRAEL...............................................          18,997,116
                                                                    -----------
ITALY -- (2.1%)
*   A.S. Roma SpA..........................................  66,579      37,136
    A2A SpA................................................ 890,295   1,434,581
    ACEA SpA...............................................  24,793     325,474
*   Aeffe SpA..............................................  11,360      29,032
    Amplifon SpA...........................................  24,571     435,258
    Anima Holding SpA......................................  86,175     360,348
*   Ansaldo STS SpA........................................  24,656     354,444
*   Arnoldo Mondadori Editore SpA..........................  71,829     123,943

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
ITALY -- (Continued)
    Ascopiave SpA..........................................    31,833 $  104,386
    Assicurazioni Generali SpA.............................   220,627  3,560,222
*   Astaldi SpA............................................    22,586     14,296
    Atlantia SpA...........................................    27,083    544,194
    Autogrill SpA..........................................    44,910    441,535
    Azimut Holding SpA.....................................    47,349    582,989
*   Banca Carige SpA.......................................   289,369      1,604
    Banca Finnat Euramerica SpA............................    36,232     12,706
    Banca Generali SpA.....................................    17,997    346,522
    Banca IFIS SpA.........................................    12,169    213,804
    Banca Mediolanum SpA...................................   120,468    697,992
*   Banca Monte dei Paschi di Siena SpA....................     3,026      4,968
    Banca Popolare di Sondrio SCPA.........................   188,976    595,742
    Banca Profilo SpA......................................    61,003     11,249
    Banca Sistema SpA......................................    22,699     43,162
*   Banco BPM SpA..........................................   697,271  1,307,147
    Banco di Desio e della Brianza SpA.....................    12,951     26,531
    BasicNet SpA...........................................    15,391     82,129
    BE.....................................................    57,250     54,109
    Biesse SpA.............................................     5,154    118,469
#   BPER Banca.............................................   208,189    790,078
    Brembo SpA.............................................    58,777    650,714
    Brunello Cucinelli SpA.................................    10,752    368,037
    Buzzi Unicem SpA.......................................    26,107    501,312
    Cairo Communication SpA................................    45,366    143,403
    Carraro SpA............................................     8,063     17,890
    Cementir Holding SpA...................................    27,672    169,979
    Cerved Group SpA.......................................    60,383    481,544
    CIR-Compagnie Industriali Riunite SpA..................   143,454    152,468
    CNH Industrial NV......................................   187,473  1,948,839
    Credito Emiliano SpA...................................    35,535    211,918
*   Credito Valtellinese SpA............................... 3,061,536    319,811
*   d'Amico International Shipping SA......................    69,418      6,915
    Danieli & C Officine Meccaniche SpA....................     6,446    120,471
    Datalogic SpA..........................................     4,298    126,220
    Davide Campari-Milano SpA..............................   124,346    956,997
    De' Longhi SpA.........................................    16,180    428,191
    DiaSorin SpA...........................................     5,713    541,896
    El.En. SpA.............................................     1,776     34,735
*   Elica SpA..............................................     4,280      9,185
    Emak SpA...............................................    20,150     27,896
    Enel SpA...............................................   936,477  4,591,607
    Eni SpA................................................   250,504  4,448,889
    Eni SpA, Sponsored ADR.................................    26,710    943,931
*   ePrice SpA.............................................     3,108      5,172
    ERG SpA................................................    26,974    503,176
    Esprinet SpA...........................................    11,424     50,177
*   Eurotech SpA...........................................    11,463     48,886
    Falck Renewables SpA...................................    79,144    159,889
    Ferrari NV.............................................    17,952  2,102,258
*   Fiat Chrysler Automobiles NV...........................   249,186  3,792,222
*   Fiat Chrysler Automobiles NV...........................    42,168    637,158
    Fila SpA...............................................     5,527     98,363
    FinecoBank Banca Fineco SpA............................   137,435  1,436,419
    FNM SpA................................................    37,047     21,118
#*  GEDI Gruppo Editoriale SpA.............................    33,656     13,605
    Gefran SpA.............................................     1,949     14,085
    Geox SpA...............................................    25,019     45,216
    Gruppo MutuiOnline SpA.................................     7,207    128,425

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
ITALY -- (Continued)
    Hera SpA...............................................   377,579 $1,042,071
*   IMMSI SpA..............................................   136,032     64,796
    Industria Macchine Automatiche SpA.....................     6,722    403,098
    Infrastrutture Wireless Italiane SpA...................    34,072    236,937
    Interpump Group SpA....................................    19,688    568,000
    Intesa Sanpaolo SpA.................................... 1,329,037  2,943,916
    Iren SpA...............................................   174,149    376,857
    Italgas SpA............................................   148,943    768,478
*   Juventus Football Club SpA.............................   149,340    158,114
    La Doria SpA...........................................     4,431     48,190
    Leonardo SpA...........................................   110,299  1,195,718
    Luxottica Group SpA....................................     8,362    525,161
    Maire Tecnimont SpA....................................    57,102    249,612
    MARR SpA...............................................    10,285    248,875
    Massimo Zanetti Beverage Group SpA.....................     2,747     18,797
*   Mediaset SpA...........................................   308,562    928,489
    Mediobanca Banca di Credito Finanziario SpA............   137,944  1,208,082
    Moncler SpA............................................    25,463    884,274
    Nice SpA...............................................     5,275     16,515
*   OVS SpA................................................    57,370    101,306
    Panariagroup Industrie Ceramiche SpA...................     3,251      8,459
    Parmalat SpA...........................................    93,996    289,401
    Piaggio & C SpA........................................   120,217    257,237
    Poste Italiane SpA.....................................   148,440  1,065,116
    Prima Industrie SpA....................................     2,367     58,350
    Prysmian SpA...........................................    63,295  1,229,613
    RAI Way SpA............................................    23,449    121,361
    Recordati SpA..........................................    19,414    657,235
    Reno de Medici SpA.....................................    47,500     46,555
    Reply SpA..............................................     4,940    273,743
    Retelit SpA............................................    36,467     58,434
*   Rizzoli Corriere Della Sera Mediagroup SpA.............    34,455     35,017
    Sabaf SpA..............................................     2,072     30,668
    SAES Getters SpA.......................................     2,892     57,959
#*  Safilo Group SpA.......................................    17,360     32,401
*   Saipem SpA.............................................   264,076  1,444,159
    Salini Impregilo SpA...................................    99,517    219,366
    Salvatore Ferragamo SpA................................    15,560    368,069
    Saras SpA..............................................   357,089    697,230
    Servizi Italia SpA.....................................     5,016     19,314
    Sesa SpA...............................................     1,443     39,115
    Snam SpA...............................................    97,484    403,053
    Societa Cattolica di Assicurazioni SC..................    67,710    547,013
    Societa Iniziative Autostradali e Servizi SpA..........    36,011    507,353
*   Sogefi SpA.............................................    33,393     59,402
    SOL SpA................................................    10,344    124,518
    Technogym SpA..........................................    37,737    412,100
*   Telecom Italia SpA..................................... 3,764,104  2,213,871
*   Telecom Italia SpA, Sponsored ADR......................    48,868    290,765
    Tenaris SA, ADR........................................     6,206    181,401
    Terna Rete Elettrica Nazionale SpA.....................   183,955    950,218
*   Tiscali SpA............................................   763,357      8,391
    Tod's SpA..............................................     5,252    321,098
#*  TREVI - Finanziaria Industriale SpA....................    34,212     10,438
    TXT e-solutions SpA....................................       926      8,558
    UniCredit SpA..........................................   201,665  2,578,317
    Unieuro SpA............................................     1,252     15,163
    Unione di Banche Italiane SpA..........................   473,928  1,446,503
    Unipol Gruppo SpA......................................   181,595    730,828

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
ITALY -- (Continued)
    UnipolSai Assicurazioni SpA............................ 425,902 $   929,851
    Zignago Vetro SpA......................................   7,094      66,000
                                                                    -----------
TOTAL ITALY................................................          69,713,996
                                                                    -----------
JAPAN -- (17.9%)
    77 Bank, Ltd. (The)....................................  22,300     460,619
    A&A Material Corp......................................   1,800      16,751
    A&D Co., Ltd...........................................  10,900      79,135
    ABC-Mart, Inc..........................................   3,400     198,781
    Abist Co., Ltd.........................................     600      19,685
    Achilles Corp..........................................   5,600     111,410
    Acom Co., Ltd..........................................   9,900      36,441
    AD Works Co., Ltd......................................  62,800      21,113
    Adastria Co., Ltd......................................  17,480     284,832
    ADEKA Corp.............................................  38,100     564,479
    Adtec Plasma Technology Co., Ltd.......................   1,400      14,377
    Advan Co., Ltd.........................................   7,000      70,617
    Advance Create Co., Ltd................................   1,300      24,143
    Advanex, Inc...........................................     400       6,929
    Advantage Risk Management Co., Ltd.....................   2,100      18,858
    Advantest Corp.........................................  19,900     367,364
    Adventure, Inc.........................................     600      39,567
    Aeon Co., Ltd.......................................... 196,905   4,519,393
    Aeon Delight Co., Ltd..................................  10,000     333,876
    Aeon Fantasy Co., Ltd..................................   3,700     115,625
    AEON Financial Service Co., Ltd........................  32,800     641,954
    Aeon Hokkaido Corp.....................................   9,700      68,483
    Aeon Mall Co., Ltd.....................................  16,280     300,669
    Aeria, Inc.............................................   8,800      50,334
    AGC, Inc...............................................  73,300   2,400,900
    Ahresty Corp...........................................   9,700      61,562
    Ai Holdings Corp.......................................  10,200     194,568
    Aica Kogyo Co., Ltd....................................  14,800     440,581
    Aichi Bank, Ltd. (The).................................   3,600     137,381
    Aichi Corp.............................................  13,300      78,911
    Aichi Steel Corp.......................................   4,600     162,612
    Aichi Tokei Denki Co., Ltd.............................   1,000      36,672
    Aida Engineering, Ltd..................................  18,600     153,053
*   Aiful Corp.............................................   8,600      22,682
    Ain Holdings, Inc......................................  15,100   1,184,259
    Air Water, Inc.........................................  73,000   1,182,529
    Airport Facilities Co., Ltd............................   7,400      39,451
    Aisan Industry Co., Ltd................................  18,200     136,271
    Aisin Seiki Co., Ltd...................................  41,862   1,637,275
    AIT Corp...............................................   1,800      16,900
    Ajinomoto Co., Inc..................................... 113,500   1,833,643
    Ajis Co., Ltd..........................................   1,600      50,637
    Akatsuki Corp..........................................   4,000      12,643
    Akatsuki, Inc..........................................   1,900      74,620
#*  Akebono Brake Industry Co., Ltd........................  57,200     115,026
    Akita Bank, Ltd. (The).................................  10,000     232,168
    Albis Co., Ltd.........................................   2,100      54,520
    Alconix Corp...........................................  12,700     145,036
    Alfresa Holdings Corp..................................  24,400     650,789
    Alinco, Inc............................................   6,600      59,732
*   Allied Telesis Holdings KK.............................  20,200      19,391
    Alpen Co., Ltd.........................................   7,000     117,631
    Alpha Corp.............................................   2,600      31,467
    Alps Electric Co., Ltd.................................  39,900     940,554

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Alps Logistics Co., Ltd................................   4,400 $   33,599
     Altech Corp............................................   5,100    102,060
     Amada Holdings Co., Ltd................................  60,700    571,845
     Amano Corp.............................................  18,800    399,753
     Amiyaki Tei Co., Ltd...................................   2,700     95,079
     Amuse, Inc.............................................   5,400    137,628
     ANA Holdings, Inc......................................   5,100    171,490
     Anabuki Kosan, Inc.....................................     600     15,970
     Anest Iwata Corp.......................................  11,600    110,544
     Anicom Holdings, Inc...................................   3,300    104,845
     AOI TYO Holdings, Inc..................................   6,854     75,873
     AOKI Holdings, Inc.....................................  19,000    250,250
     Aomori Bank, Ltd. (The)................................   8,100    220,990
     Aoyama Trading Co., Ltd................................  18,400    556,664
     Aoyama Zaisan Networks Co., Ltd........................   2,900     40,532
     Aozora Bank, Ltd.......................................  16,200    559,003
     Apaman Co., Ltd........................................   3,400     35,193
 *   Apic Yamada Corp.......................................   2,100      4,325
     Arakawa Chemical Industries, Ltd.......................   6,400     89,903
     Arata Corp.............................................   4,500    204,354
     Arcland Sakamoto Co., Ltd..............................  10,800    141,426
     Arcland Service Holdings Co., Ltd......................   5,000    102,489
     Arcs Co., Ltd..........................................  14,500    350,382
 *   Ardepro Co., Ltd.......................................  41,600     23,137
     Arealink Co., Ltd......................................   1,200     17,712
     Ariake Japan Co., Ltd..................................   3,200    283,584
 *   Arrk Corp..............................................  11,700     10,379
     Artnature, Inc.........................................   8,800     51,738
     ArtSpark Holdings, Inc.................................   2,900     28,651
     As One Corp............................................   2,400    170,846
     Asahi Broadcasting Group Holdings Corp.................   3,800     25,861
     Asahi Co., Ltd.........................................   5,800     69,729
     Asahi Diamond Industrial Co., Ltd......................  22,900    144,831
     Asahi Group Holdings, Ltd..............................  20,900    918,452
     Asahi Holdings, Inc....................................  19,700    421,855
     Asahi Intecc Co., Ltd..................................   9,200    376,780
     Asahi Kasei Corp....................................... 342,000  4,103,469
     Asahi Kogyosha Co., Ltd................................   1,900     55,216
     Asahi Net, Inc.........................................   4,300     19,377
     ASAHI YUKIZAI Corp.....................................   5,600    110,668
     Asante, Inc............................................   2,700     53,809
     Asanuma Corp...........................................   3,600    104,487
     Asax Co., Ltd..........................................     300      1,566
     Ashimori Industry Co., Ltd.............................   3,300     54,596
     Asia Pile Holdings Corp................................   9,900     57,129
     Asics Corp.............................................  46,900    678,808
     ASKA Pharmaceutical Co., Ltd...........................   9,800    128,884
     Astellas Pharma, Inc...................................  79,000  1,220,565
     Asti Corp..............................................     800     13,564
     Asukanet Co., Ltd......................................   3,100     35,108
     Asunaro Aoki Construction Co., Ltd.....................   6,600     58,753
     Ateam, Inc.............................................   3,800     72,395
     Atom Corp..............................................  34,300    304,383
     Autobacs Seven Co., Ltd................................  20,100    323,492
     Avex, Inc..............................................  19,000    255,662
     Awa Bank, Ltd. (The)...................................  16,500    449,023
     Axial Retailing, Inc...................................   8,100    265,396
     Azbil Corp.............................................  22,800    424,705
     Bandai Namco Holdings, Inc.............................  19,500    693,708

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Bando Chemical Industries, Ltd......................... 14,000 $  161,944
     Bank of Iwate, Ltd. (The)..............................  6,500    247,588
     Bank of Kochi, Ltd. (The)..............................  1,300     11,341
     Bank of Kyoto, Ltd. (The).............................. 11,300    507,393
     Bank of Nagoya, Ltd. (The).............................  6,600    208,530
     Bank of Okinawa, Ltd. (The)............................  9,280    309,497
     Bank of Saga, Ltd. (The)............................... 12,101    232,989
     Bank of the Ryukyus, Ltd............................... 11,700    133,071
     Baroque Japan, Ltd.....................................  7,200     65,186
     BayCurrent Consulting, Inc.............................  4,600     94,078
     Beenos, Inc............................................  3,600     53,483
     Belc Co., Ltd..........................................  5,300    270,650
     Bell System24 Holdings, Inc............................ 14,200    187,569
     Belluna Co., Ltd....................................... 20,400    202,649
     Benefit One, Inc.......................................  9,200    237,146
     Benesse Holdings, Inc..................................  6,800    189,643
 *   Bengo4.com, Inc........................................  2,400     66,633
     Bic Camera, Inc........................................ 31,500    415,873
     Biofermin Pharmaceutical Co., Ltd......................  1,100     28,048
     BML, Inc...............................................  9,100    250,771
     Bookoff Group Holdings, Ltd............................  3,500     22,768
     BP Castrol K.K.........................................  3,500     44,910
     Br Holdings Corp.......................................  6,300     23,952
     Bridgestone Corp....................................... 90,800  3,501,182
     Broadleaf Co., Ltd..................................... 31,200    180,178
     BRONCO BILLY Co., Ltd..................................  2,400     62,038
     Brother Industries, Ltd................................ 74,000  1,354,317
     Bunka Shutter Co., Ltd................................. 23,000    161,161
     C Uyemura & Co., Ltd...................................    600     38,395
     Calbee, Inc............................................  7,900    262,100
     Can Do Co., Ltd........................................  5,100     74,856
     Canon Electronics, Inc.................................  7,000    127,926
     Canon Marketing Japan, Inc............................. 16,100    304,661
     Canon, Inc., Sponsored ADR.............................  9,399    264,864
     Canon, Inc............................................. 61,000  1,737,488
     Capcom Co., Ltd........................................ 27,600    575,321
     Career Design Center Co., Ltd..........................  1,300     17,745
     Carlit Holdings Co., Ltd...............................  8,000     63,726
     Casio Computer Co., Ltd................................ 47,600    718,434
     Cawachi, Ltd...........................................  6,400    118,780
     Central Glass Co., Ltd................................. 16,000    345,918
     Central Japan Railway Co...............................  3,700    710,062
     Central Security Patrols Co., Ltd......................  1,900     89,210
     Central Sports Co., Ltd................................  3,500    122,236
     Chiba Bank, Ltd. (The)................................. 91,000    575,699
     Chiba Kogyo Bank, Ltd. (The)........................... 21,600     85,459
     Chilled & Frozen Logistics Holdings Co., Ltd...........  2,900     33,276
     CHIMNEY Co., Ltd.......................................  1,100     27,023
     Chino Corp.............................................  1,000     11,385
     Chiyoda Co., Ltd.......................................  5,100     98,316
     Chiyoda Integre Co., Ltd...............................  5,200    104,422
     Chori Co., Ltd.........................................  4,200     69,183
     Chubu Electric Power Co., Inc.......................... 35,600    513,376
     Chubu Shiryo Co., Ltd..................................  8,200     99,830
     Chuetsu Pulp & Paper Co., Ltd.......................... 16,100    214,935
     Chugai Pharmaceutical Co., Ltd.........................  1,500     87,820
     Chugai Ro Co., Ltd.....................................  2,700     57,523
     Chugoku Bank, Ltd. (The)............................... 48,600    436,423
     Chugoku Electric Power Co., Inc. (The)................. 39,000    501,645

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Chugoku Marine Paints, Ltd.............................  14,000 $  112,452
     Chukyo Bank, Ltd. (The)................................   5,800    116,759
     CI Takiron Corp........................................  19,000     97,717
     Ci:z Holdings Co., Ltd.................................   7,200    373,092
     Citizen Watch Co., Ltd................................. 117,500    676,325
     CKD Corp...............................................  27,800    319,870
     CK-San-Etsu Co., Ltd...................................     400     10,684
     Clarion Co., Ltd.......................................  16,600    363,930
     Cleanup Corp...........................................   7,500     45,736
     CMIC Holdings Co., Ltd.................................   7,700    142,960
     CMK Corp...............................................  22,600    144,860
     Coca-Cola Bottlers Japan Holdings, Inc.................  19,513    510,691
     cocokara fine, Inc.....................................   5,000    275,220
     Coco's Japan Co., Ltd..................................   1,100     21,370
     COLOPL, Inc............................................  18,300    112,730
     Colowide Co., Ltd......................................  20,800    506,452
     Computer Engineering & Consulting, Ltd.................  12,800    275,405
     COMSYS Holdings Corp...................................  24,500    681,843
     Comture Corp...........................................   3,500    106,627
     Concordia Financial Group, Ltd......................... 142,624    652,756
     CONEXIO Corp...........................................   9,000    129,857
     COOKPAD, Inc...........................................   9,700     35,551
     Core Corp..............................................   1,100     13,181
     Cosmo Energy Holdings Co., Ltd.........................  34,900  1,283,573
     Cosmos Initia Co., Ltd.................................   2,200     12,019
     Cosmos Pharmaceutical Corp.............................     900    183,957
     CRE, Inc...............................................   3,800     33,513
     Create Medic Co., Ltd..................................   2,900     28,290
     Create Restaurants Holdings, Inc.......................  15,700    166,541
     Create SD Holdings Co., Ltd............................  13,600    344,517
     Credit Saison Co., Ltd.................................  42,100    668,549
     Creek & River Co., Ltd.................................   2,500     23,063
     Cresco, Ltd............................................   2,000     56,484
     CTI Engineering Co., Ltd...............................   4,800     64,221
     CTS Co., Ltd...........................................   7,200     38,755
     CyberAgent, Inc........................................   9,000    382,978
 *   Cyberstep, Inc.........................................   1,400     14,555
     Cybozu, Inc............................................   5,400     34,374
     Dai Nippon Printing Co., Ltd...........................  41,100    922,181
     Dai Nippon Toryo Co., Ltd..............................  11,300    114,098
     Daibiru Corp...........................................  20,300    204,648
     Daicel Corp............................................ 125,800  1,330,840
     Dai-Dan Co., Ltd.......................................   5,700    134,057
     Daido Kogyo Co., Ltd...................................   3,211     30,413
     Daido Metal Co., Ltd...................................  18,500    141,528
     Daido Steel Co., Ltd...................................  14,800    609,324
     Daifuku Co., Ltd.......................................  22,700    974,879
     Daihatsu Diesel Manufacturing Co., Ltd.................   4,700     27,818
     Daihen Corp............................................   8,800    206,273
     Daiho Corp.............................................   8,800    242,235
     Dai-Ichi Cutter Kogyo K.K..............................   1,000     19,841
     Daiichi Jitsugyo Co., Ltd..............................   4,000    132,244
     Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................  10,400    102,139
     Dai-ichi Life Holdings, Inc............................  97,800  1,835,248
     Daiichi Sankyo Co., Ltd................................   5,200    198,761
     Dai-ichi Seiko Co., Ltd................................   3,500     44,193
     Daiichikosho Co., Ltd..................................  11,300    521,560
     Daiken Corp............................................   6,500    119,019
     Daiken Medical Co., Ltd................................   4,400     32,771

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares   Value>>
                                                          ------- ----------
   JAPAN -- (Continued)
       Daiki Aluminium Industry Co., Ltd.................  14,600 $   84,502
       Daikin Industries, Ltd............................   9,000  1,043,207
       Daikoku Denki Co., Ltd............................   5,500     78,237
       Daikokutenbussan Co., Ltd.........................   4,100    153,376
   #   Daikyo, Inc.......................................  10,100    265,089
       Daikyonishikawa Corp..............................  24,400    233,075
       Dainichiseika Color & Chemicals Manufacturing
         Co., Ltd........................................   5,400    159,574
   #   Daio Paper Corp...................................  35,900    465,439
       Daiohs Corp.......................................   2,300     26,871
       Daiseki Co., Ltd..................................  11,600    274,157
       Daiseki Eco. Solution Co., Ltd....................   3,240     25,969
       Daishi Hokuetsu Financial Group, Inc..............  15,950    573,909
       Daisue Construction Co., Ltd......................   3,600     38,887
       Daisyo Corp.......................................   1,500     22,359
       Daito Chemix Corp.................................   3,300     11,030
       Daito Pharmaceutical Co., Ltd.....................   6,380    191,632
       Daito Trust Construction Co., Ltd.................   4,700    619,640
       Daitron Co., Ltd..................................   2,500     42,876
       Daiwa House Industry Co., Ltd.....................  67,500  2,038,116
       Daiwa Securities Group, Inc....................... 283,000  1,622,923
       Daiwabo Holdings Co., Ltd.........................   9,700    572,288
       Daiyu Lic Holdings Co., Ltd.......................   4,900     46,368
       DCM Holdings Co., Ltd.............................  46,800    455,083
       DD Holdings Co., Ltd..............................     900     18,069
       Dear Life Co., Ltd................................   7,600     37,190
       Delica Foods Holdings Co., Ltd....................   1,300     17,279
       DeNA Co., Ltd.....................................  24,300    404,202
       Denka Co., Ltd....................................  42,500  1,382,215
       Denso Corp........................................  25,900  1,155,288
       Dentsu, Inc.......................................  34,300  1,590,828
       Denyo Co., Ltd....................................   6,700    101,096
       Descente, Ltd.....................................  12,700    332,537
   *   Designone Japan, Inc..............................   1,300      5,568
       Dexerials Corp....................................  28,800    247,225
       DIC Corp..........................................  40,900  1,206,964
       Digital Arts, Inc.................................   3,800    173,795
       Digital Hearts Holdings Co., Ltd..................   5,100     63,308
       Digital Information Technologies Corp.............   2,000     26,003
       Dip Corp..........................................  12,300    266,957
       Disco Corp........................................   3,300    524,567
       DKS Co., Ltd......................................   5,000    109,662
       DMG Mori Co., Ltd.................................  42,900    618,968
       Don Quijote Holdings Co., Ltd.....................   6,400    382,318
       Doshisha Co., Ltd.................................   7,300    150,315
       Doutor Nichires Holdings Co., Ltd.................  12,500    222,137
       Dowa Holdings Co., Ltd............................  27,900    811,980
       DTS Corp..........................................   9,400    326,583
       Dvx, Inc..........................................   2,900     34,218
       DyDo Group Holdings, Inc..........................   3,500    177,662
       Dynic Corp........................................   2,100     15,585
       Eagle Industry Co., Ltd...........................  14,900    173,612
       Earth Corp........................................   2,100     95,527
       East Japan Railway Co.............................   8,700    759,838
       Ebara Corp........................................  35,400  1,031,069
       Ebara Foods Industry, Inc.........................   1,600     30,303
       Ebara Jitsugyo Co., Ltd...........................   2,200     36,696
       Eco's Co., Ltd....................................   4,300     75,451
       EDION Corp........................................  36,700    385,925
       EF-ON, Inc........................................  10,080     96,766

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      eGuarantee, Inc........................................  8,000 $ 74,703
  *   E-Guardian, Inc........................................  2,900   61,460
      Ehime Bank, Ltd. (The)................................. 15,400  158,728
      Eidai Co., Ltd.........................................  7,000   29,158
      Eighteenth Bank, Ltd. (The)............................  5,000  136,129
  #   Eiken Chemical Co., Ltd................................ 12,400  277,514
      Eisai Co., Ltd.........................................  1,700  141,577
      Elan Corp..............................................  1,700   41,634
      Elecom Co., Ltd........................................  7,400  175,203
      Electric Power Development Co., Ltd....................  8,500  231,416
      Elematec Corp..........................................  4,552   96,968
      EM Systems Co., Ltd....................................  8,900   91,101
      Endo Lighting Corp..................................... 10,900   75,481
  *   Eneres Co., Ltd........................................  6,800   41,892
  *   Enigmo, Inc............................................  3,100   55,334
      en-japan, Inc..........................................  6,200  247,300
      Enomoto Co., Ltd.......................................  2,700   22,267
  #*  Enshu, Ltd.............................................  1,800   23,325
      EPS Holdings, Inc...................................... 17,600  343,665
      eRex Co., Ltd.......................................... 10,600   88,061
      ES-Con Japan, Ltd...................................... 23,400  138,639
      ESCRIT, Inc............................................  4,700   29,262
  *   Escrow Agent Japan, Inc................................  6,800   28,406
      ESPEC Corp.............................................  4,400   78,259
      Evolable Asia Corp.....................................  2,300   43,477
      Excel Co., Ltd.........................................  4,700   80,126
      Exedy Corp............................................. 15,500  381,777
      Ezaki Glico Co., Ltd................................... 13,100  653,038
      F@N Communications, Inc................................ 14,500   80,392
      FALCO HOLDINGS Co., Ltd................................  3,600   53,083
      FamilyMart UNY Holdings Co., Ltd.......................  4,171  483,437
      FANUC Corp.............................................  2,900  504,504
      Fast Retailing Co., Ltd................................  1,500  755,258
      FCC Co., Ltd........................................... 20,200  500,272
  *   FDK Corp...............................................  3,100   31,168
      Feed One Co., Ltd...................................... 44,980   76,562
      Ferrotec Holdings Corp................................. 22,300  202,395
  *   FFRI, Inc..............................................  1,000   31,224
      FIDEA Holdings Co., Ltd................................ 76,000  102,136
      Fields Corp............................................  2,800   20,933
      Financial Products Group Co., Ltd...................... 24,600  240,159
      FINDEX, Inc............................................  4,200   23,996
      First Brothers Co., Ltd................................  2,700   30,939
      First Juken Co., Ltd...................................  2,200   23,361
      Fixstars Corp..........................................  6,000   65,088
      FJ Next Co., Ltd.......................................  6,300   46,672
      Forval Corp............................................  1,900   17,444
      Foster Electric Co., Ltd............................... 14,700  214,811
      FP Corp................................................  9,700  497,101
      France Bed Holdings Co., Ltd...........................  7,800   65,894
      Freebit Co., Ltd.......................................  5,200   40,946
      Freund Corp............................................  5,900   45,881
      F-Tech, Inc............................................  5,500   53,742
      FTGroup Co., Ltd.......................................  4,600   58,210
      Fudo Tetra Corp........................................  8,650  131,595
      Fuji Co., Ltd..........................................  7,300  137,081
      Fuji Corp. (6163543)...................................  3,400   62,463
      Fuji Corp., Ltd........................................ 11,200   85,565
      Fuji Die Co., Ltd......................................  1,700   12,357

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Fuji Electric Co., Ltd.................................  31,400 $  958,499
     Fuji Furukawa Engineering & Construction Co., Ltd......     200      3,498
     Fuji Kyuko Co., Ltd....................................   7,200    210,145
     Fuji Oil Co., Ltd......................................  31,900    122,130
     Fuji Oil Holdings, Inc.................................  21,200    611,462
     Fuji Pharma Co., Ltd...................................   6,200     97,548
     Fuji Seal International, Inc...........................  20,000    606,687
     Fuji Soft, Inc.........................................   4,800    219,923
     Fujibo Holdings, Inc...................................   4,500    131,109
     Fujicco Co., Ltd.......................................   6,300    144,593
     FUJIFILM Holdings Corp.................................  32,200  1,392,662
     Fujikura Kasei Co., Ltd................................  10,700     59,971
     Fujikura Rubber, Ltd...................................   7,500     35,947
     Fujikura, Ltd.......................................... 139,700    602,640
     Fujimak Corp...........................................   1,400     12,337
     Fujimi, Inc............................................   7,200    164,331
     Fujimori Kogyo Co., Ltd................................   8,000    232,735
     Fujio Food System Co., Ltd.............................   1,700     30,959
     Fujisash Co., Ltd......................................  55,900     47,049
     Fujita Kanko, Inc......................................   3,900    106,432
     Fujitec Co., Ltd.......................................  17,600    191,755
     Fujitsu Frontech, Ltd..................................   5,600     62,420
     Fujitsu General, Ltd...................................  33,900    507,820
     Fujitsu, Ltd...........................................  40,750  2,479,163
     Fujiya Co., Ltd........................................   2,400     51,958
     FuKoKu Co., Ltd........................................   4,900     40,007
     Fukuda Corp............................................   2,400     98,796
     Fukuda Denshi Co., Ltd.................................   1,500     94,730
     Fukui Bank, Ltd. (The).................................   8,800    166,482
     Fukui Computer Holdings, Inc...........................   1,800     28,642
     Fukuoka Financial Group, Inc...........................  28,080    689,946
 *   Fukushima Bank, Ltd. (The).............................  12,000     64,089
     Fukushima Industries Corp..............................   6,400    291,525
     Fukuyama Transporting Co., Ltd.........................   7,200    278,997
 *   Full Speed, Inc........................................   1,400      8,157
     FULLCAST Holdings Co., Ltd.............................   6,800    127,795
     Fumakilla, Ltd.........................................   2,500     34,377
     Funai Soken Holdings, Inc..............................  10,660    225,406
     Furukawa Battery Co., Ltd. (The).......................   7,400     55,736
     Furukawa Co., Ltd......................................  11,400    140,951
     Furukawa Electric Co., Ltd.............................  37,900  1,022,812
     Furuno Electric Co., Ltd...............................   9,500    112,655
     Furusato Industries, Ltd...............................   1,500     24,115
     Furyu Corp.............................................   7,700     61,798
     Fuso Chemical Co., Ltd.................................  11,100    222,835
     Fuso Pharmaceutical Industries, Ltd....................   3,000     71,401
     Futaba Industrial Co., Ltd.............................  33,000    180,311
     Future Corp............................................  15,100    205,516
     Fuyo General Lease Co., Ltd............................  11,600    644,404
     G-7 Holdings, Inc......................................   4,000     90,752
     Gakken Holdings Co., Ltd...............................   1,500     75,914
     Gakkyusha Co., Ltd.....................................   1,500     22,911
     Gecoss Corp............................................   7,400     70,547
     Genki Sushi Co., Ltd...................................   1,400     75,727
     Genky DrugStores Co., Ltd..............................   5,000    161,788
     Geo Holdings Corp......................................  18,700    284,879
     Geostr Corp............................................   6,900     30,758
     Gfoot Co., Ltd.........................................   6,100     40,677
     Giken, Ltd.............................................   7,200    242,566

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     GL Sciences, Inc.......................................   2,400 $   32,596
 #   Global, Ltd. (The).....................................   3,300     21,639
     GLOBERIDE, Inc.........................................   5,100    122,591
     Glory, Ltd.............................................  19,300    449,427
     GMO Cloud K.K..........................................     900     24,440
     GMO Financial Holdings, Inc............................  10,400     67,210
     GMO internet, Inc......................................  25,000    357,261
     GMO Payment Gateway, Inc...............................   7,600    368,190
     Godo Steel, Ltd........................................   5,700    109,400
     Gokurakuyu Holdings Co., Ltd...........................   6,900     35,409
     Goldcrest Co., Ltd.....................................   8,910    139,524
     Goldwin, Inc...........................................   2,600    185,337
     Golf Digest Online, Inc................................   6,700     55,553
     Grandy House Corp......................................   4,900     19,901
     GS Yuasa Corp..........................................  38,600    792,350
     GSI Creos Corp.........................................   2,900     34,647
     G-Tekt Corp............................................  10,200    143,957
     GungHo Online Entertainment, Inc.......................  55,900    101,060
     Gunma Bank, Ltd. (The)................................. 114,300    517,476
 *   Gunosy, Inc............................................   3,100     81,741
     Gunze, Ltd.............................................   5,800    257,220
     Gurunavi, Inc..........................................  21,300    162,552
     H2O Retailing Corp.....................................  31,025    482,042
     HABA Laboratories, Inc.................................   1,100     78,991
     Hachijuni Bank, Ltd. (The)............................. 118,000    498,415
     Hagihara Industries, Inc...............................   3,600     53,400
     Hagiwara Electric Holdings Co., Ltd....................   2,600     68,463
     Hakudo Co., Ltd........................................   3,600     56,768
     Hakuhodo DY Holdings, Inc..............................  37,500    625,447
     Hakuto Co., Ltd........................................   5,400     61,176
     Halows Co., Ltd........................................   3,100     67,682
     Hamakyorex Co., Ltd....................................   8,400    271,227
     Hamamatsu Photonics KK.................................  10,100    337,639
     Handsman Co., Ltd......................................   1,000      9,757
     Hankyu Hanshin Holdings, Inc...........................  37,800  1,248,558
     Hanwa Co., Ltd.........................................  15,400    504,335
     Happinet Corp..........................................   8,600    130,567
     Harada Industry Co., Ltd...............................   4,200     30,206
     Hard Off Corp. Co., Ltd................................   2,400     20,102
     Harima Chemicals Group, Inc............................   5,200     44,094
     Harmonic Drive Systems, Inc............................   3,100     94,238
     Haruyama Holdings, Inc.................................   2,400     18,949
     Haseko Corp............................................ 101,000  1,279,832
     Havix Corp.............................................   1,800     11,840
     Hayashikane Sangyo Co., Ltd............................   3,600     22,441
     Hazama Ando Corp....................................... 105,720    730,035
     Heiwa Corp.............................................  21,400    489,419
     Heiwa Real Estate Co., Ltd.............................  13,700    253,745
     Heiwado Co., Ltd.......................................  13,400    343,474
     Helios Techno Holdings Co., Ltd........................   1,700     11,782
     Hibino Corp............................................   2,100     26,159
     Hiday Hidaka Corp......................................   7,165    139,768
     Hikari Tsushin, Inc....................................   4,000    698,617
     HI-LEX Corp............................................   4,500     94,251
     Hino Motors, Ltd.......................................  68,200    652,829
     Hinokiya Group Co., Ltd................................   2,000     48,359
     Hioki EE Corp..........................................   2,200     77,836
     Hirakawa Hewtech Corp..................................   4,300     59,495
     Hiramatsu, Inc.........................................  15,900     66,463

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Hirata Corp............................................   4,800 $  295,965
     Hirose Electric Co., Ltd...............................     735     70,051
     Hiroshima Bank, Ltd. (The).............................  95,300    587,820
     Hiroshima Gas Co., Ltd.................................  10,500     33,674
     HIS Co., Ltd...........................................  16,500    502,531
     Hisamitsu Pharmaceutical Co., Inc......................   1,300     73,252
     Hitachi Capital Corp...................................  35,100    860,622
     Hitachi Chemical Co., Ltd..............................  26,600    419,270
     Hitachi Construction Machinery Co., Ltd................  30,800    817,753
     Hitachi High-Technologies Corp.........................  13,900    521,659
     Hitachi Metals, Ltd....................................  48,410    569,249
     Hitachi Transport System, Ltd..........................  20,000    513,573
     Hitachi Zosen Corp.....................................  72,500    275,530
     Hitachi, Ltd........................................... 157,200  4,805,635
     Hitachi, Ltd., ADR.....................................  10,080    616,846
     Hito Communications, Inc...............................   3,400     60,143
     Hochiki Corp...........................................   8,900    109,064
     Hodogaya Chemical Co., Ltd.............................   2,800     68,230
     Hogy Medical Co., Ltd..................................   7,000    206,781
     Hokkaido Electric Power Co., Inc.......................  52,700    307,573
     Hokkaido Gas Co., Ltd..................................   4,400     56,323
     Hokkan Holdings, Ltd...................................   3,000     49,556
     Hokko Chemical Industry Co., Ltd.......................   7,000     33,073
     Hokkoku Bank, Ltd. (The)...............................  10,100    370,606
     Hokuetsu Corp..........................................  59,000    281,829
     Hokuetsu Industries Co., Ltd...........................  10,500    101,848
     Hokuhoku Financial Group, Inc..........................  47,200    584,744
     Hokuriku Electric Industry Co., Ltd....................   2,500     25,440
 *   Hokuriku Electric Power Co.............................  50,300    468,574
     Hokuriku Electrical Construction Co., Ltd..............   3,900     35,004
     Hokuto Corp............................................   7,500    127,935
     Honda Motor Co., Ltd., Sponsored ADR...................  37,467  1,067,809
     Honda Motor Co., Ltd................................... 249,900  7,133,528
     Honda Tsushin Kogyo Co., Ltd...........................   8,200     42,895
     H-One Co., Ltd.........................................  10,200    107,829
     Honeys Holdings Co., Ltd...............................   6,600     52,425
     Honshu Chemical Industry Co., Ltd......................   2,600     27,010
     Hoosiers Holdings......................................  16,300     90,466
     Horiba, Ltd............................................   9,700    453,960
     Hoshizaki Corp.........................................   4,100    330,954
     Hosokawa Micron Corp...................................   3,600    174,575
     Hotland Co., Ltd.......................................   2,900     37,121
     House Foods Group, Inc.................................  14,400    414,165
     Howa Machinery, Ltd....................................   4,600     32,482
     Hoya Corp..............................................  16,300    922,185
     Hulic Co., Ltd.........................................  13,600    124,448
     Hyakugo Bank, Ltd. (The)...............................  92,000    338,023
     Hyakujushi Bank, Ltd. (The)............................   9,800    250,473
     I K K, Inc.............................................   5,400     34,376
     I.K Co., Ltd...........................................     900      8,194
     Ibiden Co., Ltd........................................  45,700    564,311
     IBJ Leasing Co., Ltd...................................  15,000    376,611
     IBJ, Inc...............................................   4,300     23,663
     Ichibanya Co., Ltd.....................................   3,500    133,605
     Ichigo, Inc............................................  71,500    233,437
     Ichiken Co., Ltd.......................................   2,700     52,657
     Ichikoh Industries, Ltd................................  24,000    166,630
     Ichinen Holdings Co., Ltd..............................  11,100    134,417
     Ichiyoshi Securities Co., Ltd..........................  16,900    142,276

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Idec Corp..............................................   7,200 $  130,624
     Idemitsu Kosan Co., Ltd................................  55,100  2,496,176
     IDOM, Inc..............................................  39,200    131,968
     IHI Corp...............................................  46,300  1,693,768
     Iida Group Holdings Co., Ltd...........................  26,616    484,490
     Iino Kaiun Kaisha, Ltd.................................  42,200    185,191
     IJT Technology Holdings Co., Ltd.......................  10,900     67,576
     Ikegami Tsushinki Co., Ltd.............................   2,200     23,721
     IMAGICA GROUP, Inc.....................................   7,800     38,543
     Imasen Electric Industrial.............................   6,800     62,457
     Imuraya Group Co., Ltd.................................     800     21,908
     Inaba Denki Sangyo Co., Ltd............................   7,300    293,919
     Inaba Seisakusho Co., Ltd..............................   4,100     49,993
     Inabata & Co., Ltd.....................................  19,300    257,879
     Inageya Co., Ltd.......................................   2,600     32,802
     Ines Corp..............................................   8,100     94,530
     I-Net Corp.............................................   5,330     76,981
     Infocom Corp...........................................   6,900    258,464
     Infomart Corp..........................................  34,000    352,869
     Information Services International-Dentsu, Ltd.........   5,400    185,740
     Innotech Corp..........................................   9,600    107,510
     Intage Holdings, Inc...................................  18,500    159,449
     Intelligent Wave, Inc..................................   1,900     17,297
     Internet Initiative Japan, Inc.........................  15,200    294,184
     Inui Global Logistics Co., Ltd.........................   4,700     41,693
     I-O Data Device, Inc...................................   1,900     22,464
     Iriso Electronics Co., Ltd.............................   6,400    270,297
     Iseki & Co., Ltd.......................................   8,000    137,481
     Isetan Mitsukoshi Holdings, Ltd........................  62,500    730,456
 *   Ishihara Sangyo Kaisha, Ltd............................  13,900    165,939
     Ishizuka Glass Co., Ltd................................   1,100     21,480
     Istyle, Inc............................................  11,200    100,414
     Isuzu Motors, Ltd...................................... 140,700  1,844,653
 *   ITbook Holdings Co., Ltd...............................   2,500     11,433
     Ito En, Ltd............................................   9,800    417,151
     ITOCHU Corp............................................  65,300  1,211,051
     Itochu Enex Co., Ltd...................................  26,300    247,634
     Itochu Techno-Solutions Corp...........................  17,700    335,663
     Itochu-Shokuhin Co., Ltd...............................   1,800     83,827
     Itoham Yonekyu Holdings, Inc...........................  39,268    247,288
     Itoki Corp.............................................  15,800     82,085
     IwaiCosmo Holdings, Inc................................   7,200     92,072
     Iwaki & Co., Ltd.......................................  15,000     72,076
     Iwasaki Electric Co., Ltd..............................   3,700     48,720
     Iwatani Corp...........................................  22,500    794,792
     Iyo Bank, Ltd. (The)...................................  82,843    491,356
     Izumi Co., Ltd.........................................   6,200    336,624
     J Front Retailing Co., Ltd.............................  68,000    891,093
     J Trust Co., Ltd.......................................  27,100    138,242
     JAC Recruitment Co., Ltd...............................   5,000     90,486
     Jaccs Co., Ltd.........................................  11,000    206,227
     Jalux, Inc.............................................   3,000     74,869
     Jamco Corp.............................................   5,300    149,953
     Janome Sewing Machine Co., Ltd.........................   8,100     41,567
     Japan Airlines Co., Ltd................................  19,900    706,274
     Japan Airport Terminal Co., Ltd........................   7,200    277,328
     Japan Asia Group, Ltd..................................   9,300     32,656
 *   Japan Asset Marketing Co., Ltd.........................  40,100     43,765
     Japan Aviation Electronics Industry, Ltd...............  31,000    410,500

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Japan Cash Machine Co., Ltd............................   5,600 $   55,156
 *   Japan Display, Inc..................................... 974,700    942,107
     Japan Electronic Materials Corp........................   3,000     20,187
     Japan Exchange Group, Inc..............................  41,000    734,339
     Japan Investment Adviser Co., Ltd......................   3,700    115,749
     Japan Lifeline Co., Ltd................................  14,800    215,770
     Japan Material Co., Ltd................................  21,100    247,878
     Japan Meat Co., Ltd....................................   4,100     74,223
     Japan Medical Dynamic Marketing, Inc...................  10,700    125,657
     Japan Oil Transportation Co., Ltd......................   1,000     25,887
     Japan Post Holdings Co., Ltd........................... 129,800  1,539,231
     Japan Property Management Center Co., Ltd..............   3,900     42,519
     Japan Pulp & Paper Co., Ltd............................   4,200    154,380
     Japan Securities Finance Co., Ltd......................  44,800    250,900
     Japan Steel Works, Ltd. (The)..........................  30,100    636,083
     Japan Tobacco, Inc.....................................  59,500  1,528,871
     Japan Transcity Corp...................................  13,600     53,252
     Japan Wool Textile Co., Ltd. (The).....................  25,000    197,387
     JBCC Holdings, Inc.....................................   3,900     51,135
     JCU Corp...............................................  10,000    214,641
     Jeol, Ltd..............................................   4,000     65,903
     JFE Holdings, Inc......................................  79,832  1,500,169
     JFLA Holdings, Inc.....................................   5,500     20,066
     JGC Corp...............................................  26,400    511,021
 *   JIG-SAW, Inc...........................................     900     22,325
     Jimoto Holdings, Inc...................................  49,800     65,113
     JINS, Inc..............................................   4,900    277,474
     JK Holdings Co., Ltd...................................   5,200     33,369
     JMS Co., Ltd...........................................   5,000     25,445
     Joban Kosan Co., Ltd...................................   2,100     32,044
     J-Oil Mills, Inc.......................................   4,500    155,105
     Joshin Denki Co., Ltd..................................   8,000    204,435
     JP-Holdings, Inc.......................................  16,300     43,171
     JSP Corp...............................................   5,400    106,645
     JSR Corp...............................................  35,200    524,592
     JTEKT Corp.............................................  79,300    986,621
     Juki Corp..............................................  17,000    190,374
     Juroku Bank, Ltd. (The)................................  13,600    307,107
     Justsystems Corp.......................................   8,400    172,287
     JVC Kenwood Corp.......................................  51,400    127,085
     JXTG Holdings, Inc..................................... 684,968  4,628,317
     kabu.com Securities Co., Ltd...........................  59,300    214,036
 *   Kadokawa Dwango........................................  25,043    250,025
     Kadoya Sesame Mills, Inc...............................     200     10,651
     Kaga Electronics Co., Ltd..............................   4,000     89,583
     Kajima Corp............................................ 139,000  1,789,838
     Kakaku.com, Inc........................................  19,300    349,563
     Kaken Pharmaceutical Co., Ltd..........................  15,400    772,170
     Kakiyasu Honten Co., Ltd...............................   1,700     37,527
     Kameda Seika Co., Ltd..................................   4,000    189,401
     Kamei Corp.............................................  10,900    125,595
     Kamigumi Co., Ltd......................................  31,500    649,991
     Kanaden Corp...........................................   7,200     74,971
     Kanagawa Chuo Kotsu Co., Ltd...........................   2,000     66,458
     Kanamic Network Co., Ltd...............................   1,200     21,184
     Kanamoto Co., Ltd......................................  17,600    588,116
     Kandenko Co., Ltd......................................  37,000    376,885
     Kaneka Corp............................................  17,800    743,967
     Kaneko Seeds Co., Ltd..................................   1,000     12,812

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Kanematsu Corp.........................................  42,800 $  549,549
     Kanematsu Electronics, Ltd.............................   6,200    190,506
     Kansai Electric Power Co., Inc. (The)..................  37,800    578,548
 *   Kansai Mirai Financial Group, Inc......................  37,123    287,150
     Kansai Paint Co., Ltd..................................  17,000    251,197
     Kansai Super Market, Ltd...............................   2,500     23,129
     Kanto Denka Kogyo Co., Ltd.............................  31,300    284,249
     Kao Corp...............................................  13,800    918,007
     Kappa Create Co., Ltd..................................   1,700     19,977
     Kasai Kogyo Co., Ltd...................................  13,400    123,543
     Katakura & Co-op Agri Corp.............................   1,800     19,268
     Kato Sangyo Co., Ltd...................................   5,700    175,643
     Kato Works Co., Ltd....................................   4,200    120,504
     KAWADA TECHNOLOGIES, Inc...............................   1,700     97,817
     Kawagishi Bridge Works Co., Ltd........................     800     24,043
     Kawai Musical Instruments Manufacturing Co., Ltd.......   4,300    149,112
     Kawasaki Heavy Industries, Ltd.........................  33,000    782,048
 *   Kawasaki Kisen Kaisha, Ltd.............................  36,700    489,046
     KDDI Corp.............................................. 114,600  2,773,301
     KeePer Technical Laboratory Co., Ltd...................     900      8,793
     Keihan Holdings Co., Ltd...............................  31,200  1,183,921
     Keihanshin Building Co., Ltd...........................  12,700     93,508
     Keihin Co., Ltd........................................   2,900     38,042
     Keihin Corp............................................  23,500    462,713
     Keikyu Corp............................................  12,600    186,479
     Keio Corp..............................................   6,000    325,884
     Keisei Electric Railway Co., Ltd.......................  11,000    338,999
     Keiyo Bank, Ltd. (The).................................  44,300    323,043
     Keiyo Co., Ltd.........................................  11,600     57,409
     KEL Corp...............................................   1,500     12,901
     Kenedix, Inc...........................................   2,000     10,410
     Kenko Mayonnaise Co., Ltd..............................   6,200    132,583
     Kewpie Corp............................................  51,100  1,174,616
     Key Coffee, Inc........................................   4,400     78,163
     Keyence Corp...........................................   1,204    588,177
     KFC Holdings Japan, Ltd................................   8,000    140,678
 *   KI Holdings Co., Ltd...................................   8,000     25,308
     Kikkoman Corp..........................................   3,900    213,670
     King Jim Co., Ltd......................................   1,800     14,619
 *   Kinki Sharyo Co., Ltd. (The)...........................   1,700     34,208
 *   Kintetsu Department Store Co., Ltd.....................   1,300     40,870
     Kintetsu Group Holdings Co., Ltd.......................   9,200    353,409
     Kintetsu World Express, Inc............................  20,100    312,724
     Kirin Holdings Co., Ltd................................  83,740  1,998,248
     Kirindo Holdings Co., Ltd..............................   3,500     48,921
     Ki-Star Real Estate Co., Ltd...........................   2,900     51,122
     Kitagawa Corp..........................................   4,400    103,292
     Kita-Nippon Bank, Ltd. (The)...........................   2,800     62,378
     Kitano Construction Corp...............................   1,800     60,486
     Kitanotatsujin Corp....................................  22,800    117,390
     Kito Corp..............................................  13,800    208,653
     Kitz Corp..............................................  32,800    261,358
     Kiyo Bank, Ltd. (The)..................................  29,200    432,733
     KLab, Inc..............................................  15,600    137,348
     Koa Corp...............................................   7,200     99,639
     Koatsu Gas Kogyo Co., Ltd..............................  10,700     77,838
     Kobayashi Pharmaceutical Co., Ltd......................   5,200    339,155
     Kobe Bussan Co., Ltd...................................  10,000    253,921
 *   Kobe Electric Railway Co., Ltd.........................   1,000     35,382

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Kobe Steel, Ltd........................................ 190,700 $1,533,287
     Kobelco Eco-Solutions Co., Ltd.........................   1,200     19,399
     Kohnan Shoji Co., Ltd..................................  11,700    292,721
     Kohsoku Corp...........................................   4,100     37,789
     Koito Manufacturing Co., Ltd...........................  19,000    904,516
 *   Kojima Co., Ltd........................................   5,200     22,907
     Kokusai Co., Ltd.......................................   3,100     22,108
     Kokuyo Co., Ltd........................................  18,500    292,053
     KOMAIHALTEC, Inc.......................................   1,200     23,090
     Komatsu Wall Industry Co., Ltd.........................   3,200     58,797
     Komatsu, Ltd...........................................  57,300  1,492,232
     KOMEDA Holdings Co., Ltd...............................  15,900    312,781
     Komehyo Co., Ltd.......................................   2,200     30,142
     Komeri Co., Ltd........................................  12,800    331,707
     Konaka Co., Ltd........................................  37,600    166,456
     Konami Holdings Corp...................................  14,600    556,993
     Kondotec, Inc..........................................   4,500     40,823
     Konica Minolta, Inc.................................... 122,200  1,209,583
     Konishi Co., Ltd.......................................  12,400    173,750
     Konoike Transport Co., Ltd.............................  11,000    166,346
     Konoshima Chemical Co., Ltd............................   4,600     29,180
     Kosaido Co., Ltd.......................................   5,600     22,751
     Kose Corp..............................................   2,600    388,562
     Kosei Securities Co., Ltd. (The).......................   2,500     23,770
     Koshidaka Holdings Co., Ltd............................  16,100    187,637
     Kotobuki Spirits Co., Ltd..............................   7,200    275,802
 *   Kourakuen Holdings Corp................................   3,500     57,385
     Krosaki Harima Corp....................................   2,900    191,785
     KRS Corp...............................................   2,700     60,789
     K's Holdings Corp......................................  71,020    897,191
     KU Holdings Co., Ltd...................................   4,600     37,788
     Kubota Corp., Sponsored ADR............................   4,000    313,700
     Kubota Corp............................................  49,300    778,288
     Kumagai Gumi Co., Ltd..................................  17,700    462,295
     Kumiai Chemical Industry Co., Ltd......................  28,170    175,353
     Kura Corp..............................................   4,200    243,394
     Kurabo Industries, Ltd.................................   7,600    183,458
     Kuraray Co., Ltd....................................... 107,700  1,479,315
     Kureha Corp............................................   7,800    501,265
     Kurimoto, Ltd..........................................   3,100     46,364
     Kurita Water Industries, Ltd...........................  22,500    554,178
     Kuriyama Holdings Corp.................................   4,200     65,258
     Kusuri no Aoki Holdings Co., Ltd.......................   3,900    280,305
     KYB Corp...............................................   9,400    225,474
     Kyoden Co., Ltd........................................  11,300     55,451
     Kyodo Printing Co., Ltd................................   2,900     72,813
     Kyoei Steel, Ltd.......................................   9,400    170,279
     Kyokuto Kaihatsu Kogyo Co., Ltd........................  11,700    167,028
     Kyokuto Securities Co., Ltd............................  10,000    120,721
     Kyokuyo Co., Ltd.......................................   4,400    120,822
     KYORIN Holdings, Inc...................................  14,300    312,305
     Kyoritsu Maintenance Co., Ltd..........................  13,920    618,421
     Kyoritsu Printing Co., Ltd.............................  13,500     30,860
     Kyosan Electric Manufacturing Co., Ltd.................  17,100     79,748
     Kyowa Electronic Instruments Co., Ltd..................   4,600     16,502
     Kyowa Exeo Corp........................................  31,274    843,010
     Kyowa Hakko Kirin Co., Ltd.............................   3,600     69,721
     Kyowa Leather Cloth Co., Ltd...........................   5,300     39,909
     Kyudenko Corp..........................................  15,000    545,753

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Kyushu Electric Power Co., Inc.........................  24,000 $  278,807
     Kyushu Financial Group, Inc............................  99,050    437,110
     Kyushu Railway Co......................................   8,900    273,319
     LAC Co., Ltd...........................................   4,700     73,726
     Lacto Japan Co., Ltd...................................   1,600     94,204
 *   LAND Co., Ltd..........................................  40,400      3,983
     Lasertec Corp..........................................  15,000    431,861
     Lawson, Inc............................................   7,000    444,342
     LEC, Inc...............................................  12,400    248,269
     Leopalace21 Corp....................................... 142,300    592,746
     Life Corp..............................................   8,800    217,743
 *   LIFULL Co., Ltd........................................  15,600    105,608
     Like Co., Ltd..........................................   2,500     36,574
     Linical Co., Ltd.......................................   3,300     45,881
     Link And Motivation, Inc...............................  11,500    113,039
     Lintec Corp............................................  16,400    388,137
     Lion Corp..............................................  36,000    676,831
 *   Litalico, Inc..........................................   1,300     24,045
     LIXIL Group Corp.......................................  54,200    852,063
     Lonseal Corp...........................................     400      6,684
     Look Holdings, Inc.....................................   3,000     30,534
     Luckland Co., Ltd......................................   1,000     26,240
 *   M&A Capital Partners Co., Ltd..........................   2,600    127,853
     M3, Inc................................................  17,200    278,761
     Mabuchi Motor Co., Ltd.................................   9,800    348,599
     Macnica Fuji Electronics Holdings, Inc.................  17,050    246,488
     Maeda Corp.............................................  54,000    610,182
     Maeda Kosen Co., Ltd...................................  12,000    232,345
     Maeda Road Construction Co., Ltd.......................  23,000    418,920
     Maezawa Industries, Inc................................   5,000     17,807
     Makino Milling Machine Co., Ltd........................   9,600    365,357
     Makita Corp............................................  11,200    387,210
     Mamezou Holdings Co., Ltd..............................   9,500     77,016
     Mamiya-Op Co., Ltd.....................................   2,700     23,729
     Mandom Corp............................................   6,000    166,504
     Mani, Inc..............................................   5,600    257,341
     Marubeni Corp.......................................... 144,100  1,168,462
     Marubun Corp...........................................   5,500     37,852
     Marudai Food Co., Ltd..................................   9,800    159,587
     Marufuji Sheet Piling Co., Ltd.........................     300      6,639
     Maruha Nichiro Corp....................................  25,800    934,011
     Marui Group Co., Ltd...................................  46,000    990,462
     Maruichi Steel Tube, Ltd...............................  13,600    391,872
     Maruka Machinery Co., Ltd..............................   2,500     52,565
     Marusan Securities Co., Ltd............................   8,700     66,995
     Maruwa Co., Ltd........................................   3,400    192,151
     Maruwa Unyu Kikan Co., Ltd.............................   5,200    166,323
     Maruyama Manufacturing Co., Inc........................   1,400     20,279
 *   Maruzen CHI Holdings Co., Ltd..........................   3,700     11,431
     Maruzen Showa Unyu Co., Ltd............................   4,000    105,779
     Marvelous, Inc.........................................  13,000    104,156
     Matsuda Sangyo Co., Ltd................................   5,700     70,768
     Matsui Construction Co., Ltd...........................   7,200     52,652
     Matsui Securities Co., Ltd.............................  17,600    179,377
     Matsumotokiyoshi Holdings Co., Ltd.....................  18,800    679,692
     Matsuya Co., Ltd.......................................   5,100     48,143
     Matsuyafoods Holdings co., Ltd.........................   4,400    142,011
     Max Co., Ltd...........................................  12,000    161,555
     Maxell Holdings, Ltd...................................  14,300    182,220

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Maxvalu Tokai Co., Ltd.................................   2,100 $   46,339
     Mazda Motor Corp....................................... 134,900  1,436,831
     McDonald's Holdings Co. Japan, Ltd.....................   1,300     57,216
     MCJ Co., Ltd...........................................  39,400    313,708
     Mebuki Financial Group, Inc............................ 176,680    538,055
     MEC Co., Ltd...........................................   6,900     90,209
     Media Do Holdings Co., Ltd.............................   2,100     45,014
 *   Medical Data Vision Co., Ltd...........................   4,200     66,126
     Medical System Network Co., Ltd........................  13,300     63,099
     Medipal Holdings Corp..................................  22,800    488,059
     Medius Holdings Co., Ltd...............................   2,700     20,373
     Megachips Corp.........................................   9,800    188,133
     Megmilk Snow Brand Co., Ltd............................  26,300    615,223
     Meidensha Corp.........................................  18,800    266,337
     Meiji Electric Industries Co., Ltd.....................   1,200     21,964
     MEIJI Holdings Co., Ltd................................  14,274    947,075
     Meiji Shipping Co., Ltd................................   7,600     25,659
     Meiko Electronics Co., Ltd.............................  15,900    397,619
     Meiko Network Japan Co., Ltd...........................  11,300     99,244
     Meisei Industrial Co., Ltd.............................  10,800     81,625
     Meitec Corp............................................   9,700    406,358
     Meiwa Corp.............................................   7,500     28,835
     Meiwa Estate Co., Ltd..................................   4,600     25,526
     Menicon Co., Ltd.......................................  13,300    293,985
     Mercuria Investment Co., Ltd...........................   3,900     29,008
     Mesco, Inc.............................................   1,800     19,037
     METAWATER Co., Ltd.....................................   4,700    120,518
     Michinoku Bank, Ltd. (The).............................   7,500    118,793
     Mie Kotsu Group Holdings, Inc..........................  27,500    127,672
     Mikuni Corp............................................  11,600     63,614
     Milbon Co., Ltd........................................   6,992    251,002
     Mimaki Engineering Co., Ltd............................   6,800     69,833
     Mimasu Semiconductor Industry Co., Ltd.................   8,400    110,263
     Minebea Mitsumi, Inc................................... 115,375  1,765,009
     Ministop Co., Ltd......................................   5,200     96,013
     Miraca Holdings, Inc...................................  30,200    735,189
     Mirait Holdings Corp...................................  23,190    374,444
     Miroku Jyoho Service Co., Ltd..........................   6,800    128,211
     Misawa Homes Co., Ltd..................................  11,900     89,419
     MISUMI Group, Inc......................................  19,500    390,795
     Mitachi Co., Ltd.......................................   1,300      9,142
     Mitani Corp............................................   3,700    176,502
     Mitani Sangyo Co., Ltd.................................   3,300      9,413
     Mitani Sekisan Co., Ltd................................   1,200     27,224
     Mito Securities Co., Ltd...............................  29,500     85,356
     Mitsuba Corp...........................................  35,400    278,739
     Mitsubishi Chemical Holdings Corp...................... 434,200  3,384,760
     Mitsubishi Corp........................................  90,400  2,544,334
     Mitsubishi Electric Corp............................... 270,400  3,423,110
     Mitsubishi Estate Co., Ltd.............................  71,900  1,149,091
     Mitsubishi Gas Chemical Co., Inc.......................  46,500    780,557
     Mitsubishi Heavy Industries, Ltd.......................  38,050  1,341,328
     Mitsubishi Kakoki Kaisha, Ltd..........................   3,500     51,966
     Mitsubishi Logisnext Co., Ltd..........................  17,600    209,264
     Mitsubishi Logistics Corp..............................  18,500    424,121
     Mitsubishi Materials Corp..............................  44,800  1,240,283
     Mitsubishi Motors Corp.................................  89,500    562,173
     Mitsubishi Paper Mills, Ltd............................  14,500     74,818
     Mitsubishi Pencil Co., Ltd.............................   6,800    118,527

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
JAPAN -- (Continued)
    Mitsubishi Research Institute, Inc.....................     3,900 $  121,755
    Mitsubishi Shokuhin Co., Ltd...........................     6,300    162,362
    Mitsubishi Tanabe Pharma Corp..........................    25,000    369,273
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR....   398,245  2,397,435
    Mitsubishi UFJ Financial Group, Inc....................   599,700  3,629,677
    Mitsubishi UFJ Lease & Finance Co., Ltd................   184,600    948,698
    Mitsuboshi Belting, Ltd................................     9,000    221,100
    Mitsui Chemicals, Inc..................................    49,600  1,112,238
*   Mitsui E&S Holdings Co., Ltd...........................    34,100    572,612
    Mitsui Fudosan Co., Ltd................................    34,000    765,756
#   Mitsui High-Tec, Inc...................................     8,800     94,538
    Mitsui Matsushima Holdings Co., Ltd....................     4,400     68,984
    Mitsui Mining & Smelting Co., Ltd......................    36,800  1,042,642
    Mitsui OSK Lines, Ltd..................................    37,100    901,699
    Mitsui Sugar Co., Ltd..................................     4,500    121,049
*   Mitsui-Soko Holdings Co., Ltd..........................    10,600    163,659
    Miura Co., Ltd.........................................     3,200     78,150
    Mixi, Inc..............................................    24,200    528,768
    Miyaji Engineering Group, Inc..........................     2,200     53,029
    Miyazaki Bank, Ltd. (The)..............................     7,400    192,782
    Miyoshi Oil & Fat Co., Ltd.............................     3,300     36,277
    Mizuho Financial Group, Inc............................ 2,047,455  3,516,223
    Mizuho Financial Group, Inc., ADR......................     5,047     17,362
    Mizuno Corp............................................     5,400    126,350
    Mobile Factory, Inc....................................     2,000     24,692
    Mochida Pharmaceutical Co., Ltd........................     3,200    252,989
    Modec, Inc.............................................     6,700    200,848
    Monex Group, Inc.......................................    79,000    309,827
    Monogatari Corp. (The).................................     2,400    214,278
    MonotaRO Co., Ltd......................................    24,800    546,755
    MORESCO Corp...........................................     5,600     77,223
    Morinaga & Co., Ltd....................................     9,800    393,204
    Morinaga Milk Industry Co., Ltd........................    19,900    530,447
    Morita Holdings Corp...................................    11,100    211,351
    Morito Co., Ltd........................................     7,000     52,943
    Morozoff, Ltd..........................................       900     44,026
    Mory Industries, Inc...................................     1,600     39,406
    MrMax Holdings, Ltd....................................     8,300     38,454
    MS&AD Insurance Group Holdings, Inc....................    42,713  1,282,980
    MTI, Ltd...............................................    18,200     87,632
    Mugen Estate Co., Ltd..................................     8,500     48,620
    m-up, Inc..............................................     2,000     40,626
    Murata Manufacturing Co., Ltd..........................    10,013  1,558,375
    Musashi Seimitsu Industry Co., Ltd.....................    29,000    423,224
    Musashino Bank, Ltd. (The).............................    12,400    334,629
*   Mynet, Inc.............................................     2,900     28,458
    N Field Co., Ltd.......................................     3,400     51,933
    Nabtesco Corp..........................................    22,900    502,674
    NAC Co., Ltd...........................................     6,500     63,011
    Nachi-Fujikoshi Corp...................................     8,200    333,969
    Nadex Co., Ltd.........................................     1,800     16,983
    Nagaileben Co., Ltd....................................     2,000     44,801
    Nagano Bank, Ltd. (The)................................     3,600     54,695
    Nagase & Co., Ltd......................................    31,000    486,919
    Nagatanien Holdings Co., Ltd...........................     3,500     85,539
    Nagawa Co., Ltd........................................     1,800     86,743
    Nagoya Railroad Co., Ltd...............................    24,400    589,292
    Naigai Tec Corp........................................       800     11,535
    Naigai Trans Line, Ltd.................................     1,700     24,404

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nakabayashi Co., Ltd...................................   7,700 $   42,986
 #*  Nakamura Choukou Co., Ltd..............................   2,500     30,513
     Nakamuraya Co., Ltd....................................     892     35,483
     Nakanishi, Inc.........................................  12,600    294,788
     Nakano Corp............................................   8,000     46,011
     Nakayama Steel Works, Ltd..............................   9,500     49,943
     Nankai Electric Railway Co., Ltd.......................  15,000    367,350
     Nanto Bank, Ltd. (The).................................  15,900    363,607
     Narasaki Sangyo Co., Ltd...............................   1,200     20,522
     Natori Co., Ltd........................................   2,300     36,400
     NEC Capital Solutions, Ltd.............................   5,500     86,428
     NEC Corp...............................................  70,400  2,020,847
     NEC Networks & System Integration Corp.................   8,200    178,727
     NET One Systems Co., Ltd...............................  30,700    642,744
 *   New Japan Chemical Co., Ltd............................   8,500     15,446
 *   Nexon Co., Ltd.........................................  32,200    367,313
     Nextage Co., Ltd.......................................  10,700     98,217
     Nexyz Group Corp.......................................   1,800     31,043
     NGK Insulators, Ltd....................................  55,900    786,740
     NGK Spark Plug Co., Ltd................................  42,600    862,022
     NH Foods, Ltd..........................................  23,200    800,071
     NHK Spring Co., Ltd.................................... 127,600  1,092,597
     Nicca Chemical Co., Ltd................................   1,000     10,666
     Nice Holdings, Inc.....................................   2,400     24,773
     Nichias Corp...........................................  32,500    708,181
     Nichiban Co., Ltd......................................   2,500     48,566
     Nichiha Corp...........................................  14,700    324,636
     NichiiGakkan Co., Ltd..................................  27,000    251,489
     Nichi-iko Pharmaceutical Co., Ltd......................  22,700    309,224
     Nichimo Co., Ltd.......................................     700      9,635
     Nichirei Corp..........................................  48,500  1,164,875
     Nichirin Co., Ltd......................................   5,330    112,587
     Nidec Corp.............................................   3,618    464,765
     Nidec Corp., Sponsored ADR.............................   8,634    276,677
     Nifco, Inc.............................................  28,400    647,222
     Nihon Chouzai Co., Ltd.................................   3,860    119,632
 *   Nihon Dempa Kogyo Co., Ltd.............................  39,900    174,107
     Nihon Denkei Co., Ltd..................................     800     11,661
     Nihon Flush Co., Ltd...................................   2,300     44,073
     Nihon House Holdings Co., Ltd..........................  21,800     99,464
     Nihon Kohden Corp......................................  14,100    422,129
     Nihon M&A Center, Inc..................................  24,400    584,680
     Nihon Nohyaku Co., Ltd.................................  18,500    102,520
     Nihon Parkerizing Co., Ltd.............................  22,200    268,103
     Nihon Plast Co., Ltd...................................   7,300     59,045
     Nihon Tokushu Toryo Co., Ltd...........................   3,600     69,034
     Nihon Unisys, Ltd......................................  38,200    837,124
     Nihon Yamamura Glass Co., Ltd..........................   3,300     49,089
     Nikkiso Co., Ltd.......................................  25,800    299,565
     Nikkon Holdings Co., Ltd...............................  23,900    577,531
     Nikon Corp.............................................  37,000    645,008
     Nintendo Co., Ltd......................................   1,600    499,524
     Nippi, Inc.............................................   1,200     32,553
     Nippo Corp.............................................  23,000    377,090
     Nippon Air Conditioning Services Co., Ltd..............   7,000     47,929
     Nippon Aqua Co., Ltd...................................   8,700     27,840
     Nippon Carbide Industries Co., Inc.....................   3,200     52,813
     Nippon Chemi-Con Corp..................................   5,800    131,333
     Nippon Chemiphar Co., Ltd..............................     900     33,133

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Nippon Coke & Engineering Co., Ltd.....................  81,900 $   75,446
     Nippon Commercial Development Co., Ltd.................   6,100     92,473
     Nippon Concept Corp....................................   1,700     17,064
     Nippon Concrete Industries Co., Ltd....................  25,800     69,522
     Nippon Denko Co., Ltd..................................  44,800    106,407
     Nippon Densetsu Kogyo Co., Ltd.........................  13,600    274,995
     Nippon Electric Glass Co., Ltd.........................  22,600    569,418
     Nippon Express Co., Ltd................................  20,900  1,318,968
     Nippon Filcon Co., Ltd.................................   3,500     17,988
     Nippon Flour Mills Co., Ltd............................  11,500    190,468
     Nippon Gas Co., Ltd....................................  13,200    399,287
     Nippon Hume Corp.......................................   8,800     70,679
     Nippon Kayaku Co., Ltd.................................  49,200    585,538
     Nippon Kinzoku Co., Ltd................................   2,600     33,362
     Nippon Kodoshi Corp....................................   3,900     88,155
     Nippon Koei Co., Ltd...................................   5,600    126,054
     Nippon Koshuha Steel Co., Ltd..........................   4,600     27,855
     Nippon Light Metal Holdings Co., Ltd................... 317,600    669,690
     Nippon Paint Holdings Co., Ltd.........................  17,400    543,521
     Nippon Paper Industries Co., Ltd.......................  44,100    798,997
     Nippon Parking Development Co., Ltd....................  73,000    102,333
     Nippon Pillar Packing Co., Ltd.........................   8,200    109,828
     Nippon Piston Ring Co., Ltd............................   3,700     69,565
     Nippon Road Co., Ltd. (The)............................   2,700    149,235
     Nippon Seisen Co., Ltd.................................   1,200     36,932
 *   Nippon Sharyo, Ltd.....................................   4,700    123,587
     Nippon Sheet Glass Co., Ltd............................  35,500    300,342
     Nippon Shokubai Co., Ltd...............................   8,100    522,591
     Nippon Signal Co., Ltd.................................  21,700    198,688
     Nippon Soda Co., Ltd...................................  11,600    301,452
     Nippon Steel & Sumikin Bussan Corp.....................   6,152    267,964
     Nippon Steel & Sumitomo Metal Corp.....................  81,002  1,494,177
     Nippon Suisan Kaisha, Ltd.............................. 177,500  1,133,812
     Nippon Systemware Co., Ltd.............................   4,000     82,992
     Nippon Telegraph & Telephone Corp......................  19,600    808,276
     Nippon Thompson Co., Ltd...............................  27,900    161,343
     Nippon Tungsten Co., Ltd...............................     800     17,104
     Nippon View Hotel Co., Ltd.............................   2,800     31,971
     Nippon Yakin Kogyo Co., Ltd............................  55,300    146,990
     Nippon Yusen K.K.......................................  53,600    864,349
     Nipro Corp.............................................  80,100  1,020,011
     Nishimatsu Construction Co., Ltd.......................  23,200    540,801
     Nishimatsuya Chain Co., Ltd............................  11,300    100,583
     Nishi-Nippon Financial Holdings, Inc...................  41,400    393,426
     Nishi-Nippon Railroad Co., Ltd.........................  17,900    442,869
     Nishio Rent All Co., Ltd...............................  11,300    364,106
     Nissan Chemical Corp...................................  19,100    900,589
     Nissan Motor Co., Ltd.................................. 515,200  4,687,165
     Nissan Tokyo Sales Holdings Co., Ltd...................  12,100     37,177
     Nissei ASB Machine Co., Ltd............................   3,100    103,882
     Nissei Plastic Industrial Co., Ltd.....................   5,800     53,949
     Nissha Co., Ltd........................................   8,000    130,190
     Nisshin Fudosan Co.....................................  13,400     62,472
     Nisshin Oillio Group, Ltd. (The).......................  13,000    390,104
     Nisshin Seifun Group, Inc..............................   7,230    143,862
     Nisshin Steel Co., Ltd.................................  18,840    245,911
     Nisshinbo Holdings, Inc................................  59,355    653,417
     Nissin Corp............................................   7,000    134,531
     Nissin Electric Co., Ltd...............................  21,400    174,832

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                              ------- ----------
JAPAN -- (Continued)
    Nissin Foods Holdings Co., Ltd...........................     100 $    6,448
    Nissin Kogyo Co., Ltd....................................  18,800    273,524
    Nitori Holdings Co., Ltd.................................   3,700    483,121
    Nitta Corp...............................................   6,100    221,396
    Nitta Gelatin, Inc.......................................   4,400     29,737
    Nittan Valve Co., Ltd....................................   9,600     29,077
    Nitto Boseki Co., Ltd....................................   9,900    195,608
    Nitto Denko Corp.........................................  12,400    774,691
    Nitto Kogyo Corp.........................................  10,900    189,838
    Nitto Kohki Co., Ltd.....................................   2,500     52,074
    Nitto Seiko Co., Ltd.....................................  10,300     56,907
    Nittoc Construction Co., Ltd.............................  12,900     84,275
    Nittoku Engineering Co., Ltd.............................   3,600     95,446
    Noda Corp................................................   6,400     58,701
    Noevir Holdings Co., Ltd.................................   2,300     97,838
    NOF Corp.................................................  21,400    606,016
    Nohmi Bosai, Ltd.........................................   8,400    176,847
    Nojima Corp..............................................  18,900    446,395
    NOK Corp.................................................  40,700    585,626
    Nomura Co., Ltd..........................................  12,100    274,802
    Nomura Holdings, Inc..................................... 199,000    955,590
    Nomura Holdings, Inc., Sponsored ADR..................... 119,749    562,820
    Nomura Real Estate Holdings, Inc.........................  41,300    775,818
    Nomura Research Institute, Ltd...........................   3,993    177,024
    Noritake Co., Ltd........................................   4,200    209,701
    Noritsu Koki Co., Ltd....................................   7,300    164,045
    Noritz Corp..............................................  13,100    190,223
    North Pacific Bank, Ltd.................................. 132,900    398,529
    Nozawa Corp..............................................   3,700     38,440
    NS Solutions Corp........................................  11,300    337,217
    NS Tool Co., Ltd.........................................   1,600     37,711
    NS United Kaiun Kaisha, Ltd..............................   5,700    139,017
    NSD Co., Ltd.............................................   7,930    167,893
    NSK, Ltd.................................................  99,700    985,030
    NTN Corp................................................. 253,500    927,211
    NTT Data Corp............................................  53,000    680,440
    NTT DOCOMO, Inc.......................................... 149,700  3,712,387
    NTT Urban Development Corp...............................  29,100    432,476
    NuFlare Technology, Inc..................................   2,000    100,500
    Oat Agrio Co., Ltd.......................................   1,400     35,418
    Obara Group, Inc.........................................   6,600    259,486
    Obayashi Corp............................................ 158,800  1,401,920
    Obic Co., Ltd............................................   4,200    382,368
    Odakyu Electric Railway Co., Ltd.........................  11,500    243,118
    Odelic Co., Ltd..........................................   1,800     66,345
    Oenon Holdings, Inc......................................  33,000    114,418
    Ogaki Kyoritsu Bank, Ltd. (The)..........................  15,500    343,970
    Ohba Co., Ltd............................................   4,400     26,689
    Ohsho Food Service Corp..................................   4,800    330,939
    Oiles Corp...............................................   5,884    108,045
    Oita Bank, Ltd. (The)....................................  14,700    486,193
    Oji Holdings Corp........................................ 271,000  1,924,404
    Okabe Co., Ltd...........................................  18,500    164,465
    Okada Aiyon Corp.........................................   1,200     17,250
    Okamoto Industries, Inc..................................   3,600    162,240
    Okamoto Machine Tool Works, Ltd..........................   2,400     66,105
    Okamura Corp.............................................  14,300    194,926
    Okasan Securities Group, Inc.............................  66,000    315,993
    Oki Electric Industry Co., Ltd...........................  28,800    394,198

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Okinawa Cellular Telephone Co..........................   4,100 $  151,032
     Okinawa Electric Power Co., Inc. (The).................  12,843    239,278
     OKK Corp...............................................   4,700     44,026
     OKUMA Corp.............................................   8,600    429,403
     Okumura Corp...........................................  13,300    419,751
     Okura Industrial Co., Ltd..............................   3,400     62,284
     Okuwa Co., Ltd.........................................  10,000    100,181
     Olympic Group Corp.....................................   4,500     31,732
     Olympus Corp...........................................  17,200    573,307
     Omikenshi Co., Ltd.....................................   2,800     17,149
     Omron Corp.............................................  19,300    781,351
     Ono Pharmaceutical Co., Ltd............................   2,600     59,003
     ONO Sokki Co., Ltd.....................................   2,500     16,547
     Onoken Co., Ltd........................................   6,900    100,649
     Onward Holdings Co., Ltd...............................  51,500    310,475
     Ootoya Holdings Co., Ltd...............................   1,100     21,989
 *   Open Door, Inc.........................................   2,600     61,731
     Open House Co., Ltd....................................  12,800    505,930
     OPT Holding, Inc.......................................   4,400     98,189
     Optex Group Co., Ltd...................................   8,600    156,696
     Oracle Corp............................................   3,000    203,067
     Organo Corp............................................   2,800     77,803
     Orient Corp............................................ 216,900    339,288
     Oriental Land Co., Ltd.................................   4,800    451,553
     Origin Electric Co., Ltd...............................   2,200     31,428
     Osaka Gas Co., Ltd.....................................  20,600    376,691
     Osaka Organic Chemical Industry, Ltd...................   5,800     70,856
     Osaka Soda Co., Ltd....................................   7,400    174,016
     OSAKA Titanium Technologies Co., Ltd...................  11,600    182,107
     Osaki Electric Co., Ltd................................  19,900    127,187
     OSG Corp...............................................  37,700    777,905
     OSJB Holdings Corp.....................................  52,900    133,632
     Otsuka Corp............................................   7,200    238,816
     Otsuka Holdings Co., Ltd...............................   6,800    325,230
     Outsourcing, Inc.......................................  30,500    386,578
     Pacific Industrial Co., Ltd............................  19,700    287,821
     Pacific Metals Co., Ltd................................   4,900    137,488
     Pack Corp. (The).......................................   3,600    103,035
     PAL GROUP Holdings Co., Ltd............................   6,400    187,513
     PALTAC Corp............................................  12,750    649,606
     Paltek Corp............................................   3,000     17,090
     Panasonic Corp......................................... 171,944  1,845,208
     PAPYLESS Co., Ltd......................................   1,100     28,399
     Paraca, Inc............................................   2,400     43,745
     Paramount Bed Holdings Co., Ltd........................   6,200    260,865
     Parco Co., Ltd.........................................  10,500    111,457
     Park24 Co., Ltd........................................  14,000    368,314
     Parker Corp............................................   4,000     20,266
 *   Pasco Corp.............................................   2,400     24,828
     Pasona Group, Inc......................................  10,000    121,660
     PC Depot Corp..........................................  14,720     73,907
     Pegasus Sewing Machine Manufacturing Co., Ltd..........   6,600     46,378
     Penta-Ocean Construction Co., Ltd...................... 186,200  1,113,972
     Pepper Food Service Co., Ltd...........................   3,600    101,115
     Persol Holdings Co., Ltd...............................   3,000     56,915
     PIA Corp...............................................   1,300     62,143
     Pigeon Corp............................................  11,700    494,819
     Pilot Corp.............................................   9,400    519,239
     Piolax, Inc............................................  10,500    228,784

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
 *   Pioneer Corp........................................... 157,900 $  141,386
     Plant Co., Ltd.........................................   2,400     25,706
     Plenus Co., Ltd........................................   8,900    142,437
     Pola Orbis Holdings, Inc...............................   9,600    256,455
     Poletowin Pitcrew Holdings, Inc........................   9,900    221,602
     Press Kogyo Co., Ltd...................................  40,300    184,249
     Pressance Corp.........................................  21,900    249,067
     Prestige International, Inc............................  14,600    166,213
     Prima Meat Packers, Ltd................................  18,800    355,069
     Pronexus, Inc..........................................   1,200     11,662
     Prospect Co., Ltd...................................... 161,000     54,341
     Proto Corp.............................................   3,600     47,728
     PS Mitsubishi Construction Co., Ltd....................  19,300    107,301
     Punch Industry Co., Ltd................................  11,100     63,326
     Qol Holdings Co., Ltd..................................  13,400    282,026
     Quick Co., Ltd.........................................   2,500     40,266
     Raccoon Co., Ltd.......................................   3,200     17,510
     Raito Kogyo Co., Ltd...................................  21,500    290,414
     Rakus Co., Ltd.........................................   5,200     95,447
     Rasa Corp..............................................   3,200     26,528
     Rasa Industries, Ltd...................................   3,900     64,191
     Raysum Co., Ltd........................................   7,000     86,177
     Recruit Holdings Co., Ltd..............................  33,200    891,074
     Relia, Inc.............................................   2,200     24,296
     Relo Group, Inc........................................  26,000    612,726
     Renaissance, Inc.......................................   3,300     66,483
     Renesas Easton Co., Ltd................................   5,100     21,780
 *   Renesas Electronics Corp...............................  38,400    202,290
     Rengo Co., Ltd.........................................  81,000    706,072
 *   RENOVA, Inc............................................   5,000     54,246
 *   Renown, Inc............................................  28,700     29,329
     Resol Holdings Co., Ltd................................     500     18,744
     Resona Holdings, Inc................................... 208,000  1,094,087
     Resorttrust, Inc.......................................  24,400    375,771
     Retail Partners Co., Ltd...............................   1,000     11,437
     Rheon Automatic Machinery Co., Ltd.....................   6,100    104,290
     Riberesute Corp........................................   3,100     25,597
     Ricoh Co., Ltd......................................... 146,181  1,459,219
     Ricoh Leasing Co., Ltd.................................   7,700    252,766
     Ride On Express Holdings Co., Ltd......................   4,300     52,832
     Right On Co., Ltd......................................   7,700     64,063
     Riken Corp.............................................   3,700    177,079
     Riken Keiki Co., Ltd...................................   4,200     82,897
     Riken Technos Corp.....................................  17,100     77,041
     Riken Vitamin Co., Ltd.................................   3,300    101,748
     Ringer Hut Co., Ltd....................................   6,500    130,214
     Rinnai Corp............................................   3,400    246,991
     Rion Co., Ltd..........................................   3,100     61,933
     Riso Kagaku Corp.......................................   7,360    155,229
     Riso Kyoiku Co., Ltd...................................  10,500    111,065
     Rock Field Co., Ltd....................................   5,600     81,077
     Rohto Pharmaceutical Co., Ltd..........................  15,100    478,255
     Rokko Butter Co., Ltd..................................   9,500    205,079
     Roland DG Corp.........................................   6,400    136,293
     Rorze Corp.............................................   7,500    128,480
     Round One Corp.........................................  38,000    450,711
     Royal Holdings Co., Ltd................................  14,600    361,244
     RS Technologies Co., Ltd...............................   1,800     72,972
 *   RVH, Inc...............................................  27,000     63,843

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Ryobi, Ltd............................................. 12,700 $  368,634
     Ryoden Corp............................................  8,000    111,179
     Ryohin Keikaku Co., Ltd................................  2,500    660,824
     Ryosan Co., Ltd........................................  8,100    233,059
     S Foods, Inc...........................................  4,500    181,292
     S LINE Co., Ltd........................................  1,300     13,865
     Sac's Bar Holdings, Inc................................  9,350     82,867
     Sagami Rubber Industries Co., Ltd......................  2,000     43,775
     Saibu Gas Co., Ltd.....................................  8,600    191,519
     Saizeriya Co., Ltd..................................... 13,800    261,898
     Sakai Chemical Industry Co., Ltd.......................  5,600    129,029
     Sakai Heavy Industries, Ltd............................  1,600     47,256
     Sakai Moving Service Co., Ltd..........................  5,700    294,118
     Sakai Ovex Co., Ltd....................................  1,900     37,762
     Sakata INX Corp........................................ 16,800    166,338
     Sakura Internet, Inc...................................  5,700     27,767
     Sala Corp.............................................. 23,800    136,182
     SAMTY Co., Ltd.........................................  9,500    124,371
     San Holdings, Inc......................................    500     11,673
     San ju San Financial Group, Inc........................  8,890    157,358
     San-A Co., Ltd.........................................  6,600    278,441
     San-Ai Oil Co., Ltd.................................... 25,000    268,818
 *   Sanden Holdings Corp................................... 10,600    115,824
     Sanei Architecture Planning Co., Ltd...................  6,800     99,170
     Sangetsu Corp.......................................... 11,800    226,953
     San-In Godo Bank, Ltd. (The)........................... 63,700    483,315
 *   Sanix, Inc............................................. 10,700     22,808
     Sanken Electric Co., Ltd............................... 17,000    375,038
     Sanko Gosei, Ltd.......................................  4,800     16,733
     Sanko Metal Industrial Co., Ltd........................    800     21,524
     Sankyo Co., Ltd........................................ 12,600    481,077
     Sankyo Frontier Co., Ltd...............................  1,000     31,099
     Sankyo Tateyama, Inc...................................  9,900    111,393
     Sankyu, Inc............................................ 18,800    886,130
     Sanoh Industrial Co., Ltd.............................. 12,800     72,902
     Sanoyas Holdings Corp.................................. 16,500     32,894
     Sansha Electric Manufacturing Co., Ltd.................  6,400     62,264
     Sanshin Electronics Co., Ltd........................... 14,700    247,217
     Santen Pharmaceutical Co., Ltd......................... 21,600    319,935
     Sanwa Holdings Corp.................................... 66,200    776,839
     Sanyo Chemical Industries, Ltd.........................  6,000    274,934
     Sanyo Denki Co., Ltd...................................  3,400    139,046
     Sanyo Electric Railway Co., Ltd........................  4,000     88,327
     Sanyo Housing Nagoya Co., Ltd..........................  3,500     31,048
     Sanyo Special Steel Co., Ltd...........................  8,800    202,350
     Sanyo Trading Co., Ltd.................................  5,300     83,142
     Sapporo Holdings, Ltd.................................. 34,100    632,574
     Sato Holdings Corp..................................... 13,900    410,755
     Sato Shoji Corp........................................  2,900     27,830
     Satori Electric Co., Ltd...............................  7,500     68,065
     Sawada Holdings Co., Ltd...............................  7,000     62,782
     Sawai Pharmaceutical Co., Ltd.......................... 19,000    963,149
     Saxa Holdings, Inc.....................................  2,300     41,531
     SBI Holdings, Inc...................................... 68,830  1,797,358
     SBS Holdings, Inc...................................... 12,300    155,689
     Scala, Inc.............................................  9,000     76,703
     SCREEN Holdings Co., Ltd............................... 10,000    543,626
     Scroll Corp............................................ 11,700     49,627
     SCSK Corp..............................................  4,900    207,640

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Secom Co., Ltd.........................................  10,300 $  843,277
     Seed Co., Ltd..........................................  11,400    176,115
     Sega Sammy Holdings, Inc...............................  39,300    504,624
     Seibu Holdings, Inc....................................  54,500    988,771
     Seika Corp.............................................   3,200     50,523
     Seikagaku Corp.........................................   9,900    146,732
 *   Seikitokyu Kogyo Co., Ltd..............................  18,000    102,691
     Seiko Epson Corp.......................................  80,000  1,288,899
     Seiko Holdings Corp....................................  15,600    374,264
     Seiko PMC Corp.........................................   2,100     17,095
     Seino Holdings Co., Ltd................................  37,400    517,929
     Seiren Co., Ltd........................................  19,300    274,583
     Sekisui Chemical Co., Ltd..............................  89,100  1,401,178
     Sekisui House, Ltd.....................................  87,700  1,287,175
     Sekisui Plastics Co., Ltd..............................   9,800     76,263
     Senko Group Holdings Co., Ltd..........................  59,800    464,746
     Senshu Electric Co., Ltd...............................   2,500     57,746
     Senshu Ikeda Holdings, Inc............................. 109,840    337,542
 *   Senshukai Co., Ltd.....................................  13,800     35,512
     Septeni Holdings Co., Ltd..............................  10,000     17,002
     Seria Co., Ltd.........................................   7,200    241,553
     Seven & I Holdings Co., Ltd............................ 112,500  4,871,248
     Seven Bank, Ltd........................................ 210,600    658,178
     SFP Holdings Co., Ltd..................................   5,100     75,388
     Sharp Corp.............................................  23,900    366,871
     Shibaura Electronics Co., Ltd..........................   4,300    185,952
     Shibaura Mechatronics Corp.............................   1,700     51,744
     Shibusawa Warehouse Co., Ltd. (The)....................   2,800     39,539
     Shibuya Corp...........................................   8,700    292,371
     Shidax Corp............................................   4,300     13,829
 *   SHIFT, Inc.............................................   2,600     85,828
     Shiga Bank, Ltd. (The).................................  18,200    422,156
     Shikibo, Ltd...........................................   2,900     29,066
     Shikoku Bank, Ltd. (The)...............................  17,000    190,962
     Shikoku Chemicals Corp.................................  13,300    135,789
     Shikoku Electric Power Co., Inc........................  41,200    517,122
     Shima Seiki Manufacturing, Ltd.........................   5,600    150,999
     Shimachu Co., Ltd......................................  19,200    503,303
     Shimadzu Corp..........................................  21,300    538,315
     Shimamura Co., Ltd.....................................   6,700    563,567
     Shimane Bank, Ltd. (The)...............................   1,200     12,417
     Shimano, Inc...........................................   2,900    396,068
     Shimizu Bank, Ltd. (The)...............................  25,100    424,611
     Shimizu Corp........................................... 122,800    996,811
     Shimojima Co., Ltd.....................................     700      6,265
     Shin Nippon Air Technologies Co., Ltd..................   6,100     96,349
 *   Shin Nippon Biomedical Laboratories, Ltd...............   8,700     38,670
     Shinagawa Refractories Co., Ltd........................   2,300     88,303
     Shindengen Electric Manufacturing Co., Ltd.............   3,700    160,918
     Shin-Etsu Chemical Co., Ltd............................  12,100  1,011,082
     Shin-Etsu Polymer Co., Ltd.............................  11,600     84,948
     Shin-Keisei Electric Railway Co., Ltd..................   1,400     26,540
     Shinko Electric Industries Co., Ltd....................  35,200    245,069
     Shinko Plantech Co., Ltd...............................  16,400    152,816
     Shinmaywa Industries, Ltd..............................  34,100    419,817
     Shinnihon Corp.........................................  17,200    162,960
     Shinoken Group Co., Ltd................................  20,000    165,374
     Shinsei Bank, Ltd......................................  30,400    463,083
     Shinsho Corp...........................................   2,400     59,045

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Shionogi & Co., Ltd....................................   5,500 $  351,690
     Ship Healthcare Holdings, Inc..........................  24,200    874,971
     Shiseido Co., Ltd......................................  31,300  1,974,889
     Shizuki Electric Co., Inc..............................   4,900     30,473
     Shizuoka Bank, Ltd. (The)..............................  70,000    612,431
     Shizuoka Gas Co., Ltd..................................  29,100    251,727
     SHO-BOND Holdings Co., Ltd.............................   1,400     99,610
     Shoei Co., Ltd.........................................   3,800    148,056
     Shoei Foods Corp.......................................   5,000    192,085
     Shofu, Inc.............................................   1,500     17,163
 *   Shoko Co., Ltd.........................................   4,400     31,701
     Showa Aircraft Industry Co., Ltd.......................   2,000     23,331
     Showa Corp.............................................  32,700    449,997
     Showa Denko K.K........................................  60,300  2,625,680
     Showa Sangyo Co., Ltd..................................   8,600    215,386
     Showa Shell Sekiyu K.K.................................  50,100    956,217
     Showa Shinku Co., Ltd..................................     800      9,610
     Siix Corp..............................................  17,600    238,959
     Sinanen Holdings Co., Ltd..............................   3,000     71,429
     Sinfonia Technology Co., Ltd...........................  12,400    162,160
     Sinko Industries, Ltd..................................   8,600    122,939
     SK-Electronics Co., Ltd................................   5,300     87,001
     SKY Perfect JSAT Holdings, Inc.........................  68,800    305,501
     Skylark Holdings Co., Ltd..............................  58,400    909,215
     SMC Corp...............................................   1,100    350,608
     SMK Corp...............................................   3,300     67,807
     SMS Co., Ltd...........................................  24,800    415,955
     Soda Nikka Co., Ltd....................................   5,800     33,173
     Sodick Co., Ltd........................................  27,900    210,175
     SoftBank Group Corp....................................  49,596  3,924,967
     Softbank Technology Corp...............................   5,200     98,050
     Softbrain Co., Ltd.....................................  13,800     65,857
     Softcreate Holdings Corp...............................   2,400     34,109
     Software Service, Inc..................................     800     60,429
     Sogo Medical Holdings Co., Ltd.........................  12,400    266,045
     Sohgo Security Services Co., Ltd.......................  12,800    570,126
     Sojitz Corp............................................ 321,900  1,082,537
     Soken Chemical & Engineering Co., Ltd..................   1,600     25,003
     Solasto Corp...........................................  16,200    170,961
     Sompo Holdings, Inc....................................  25,275  1,042,480
     Sony Corp..............................................  60,300  3,263,239
     Sony Corp., Sponsored ADR..............................  51,518  2,788,669
     Sony Financial Holdings, Inc...........................  13,900    320,665
     Sotetsu Holdings, Inc..................................  10,500    321,094
     Sotoh Co., Ltd.........................................   2,600     22,886
     Sourcenext Corp........................................  11,100    136,917
     Space Co., Ltd.........................................   4,620     51,379
     Space Value Holdings Co., Ltd..........................  17,900    159,749
     Sparx Group Co., Ltd...................................  27,000     58,049
     SPK Corp...............................................   1,200     25,696
     Square Enix Holdings Co., Ltd..........................   6,700    240,138
     SRA Holdings...........................................   5,600    157,633
     Srg Takamiya Co., Ltd..................................  11,200     65,444
     St Marc Holdings Co., Ltd..............................   8,500    201,871
     Stanley Electric Co., Ltd..............................  31,600    934,738
     Star Mica Co., Ltd.....................................   5,800     79,230
     Star Micronics Co., Ltd................................   8,800    125,008
     Starts Corp., Inc......................................  20,300    421,533
     Starzen Co., Ltd.......................................   3,000    121,793

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     St-Care Holding Corp...................................   4,900 $   26,082
     Stella Chemifa Corp....................................   4,900    149,120
     Step Co., Ltd..........................................   1,700     23,666
     Strike Co., Ltd........................................   1,600     46,427
     Studio Alice Co., Ltd..................................   6,000    137,210
     Subaru Corp............................................ 112,900  3,045,442
     Subaru Enterprise Co., Ltd.............................     600     28,139
     Sugi Holdings Co., Ltd.................................   4,200    192,300
     Sugimoto & Co., Ltd....................................   2,600     44,979
     SUMCO Corp.............................................  38,200    515,587
     Sumida Corp............................................  14,700    182,312
     Suminoe Textile Co., Ltd...............................   2,900     69,472
     Sumitomo Bakelite Co., Ltd.............................  13,200    476,616
     Sumitomo Chemical Co., Ltd............................. 419,355  2,100,712
     Sumitomo Corp..........................................  79,100  1,199,683
     Sumitomo Dainippon Pharma Co., Ltd.....................  21,600    451,304
     Sumitomo Densetsu Co., Ltd.............................   8,200    129,809
     Sumitomo Electric Industries, Ltd...................... 169,700  2,314,299
     Sumitomo Forestry Co., Ltd.............................  82,800  1,228,652
     Sumitomo Heavy Industries, Ltd.........................  35,200  1,107,067
     Sumitomo Metal Mining Co., Ltd.........................  30,700    966,621
     Sumitomo Mitsui Construction Co., Ltd.................. 105,820    663,850
     Sumitomo Mitsui Financial Group, Inc................... 113,583  4,422,364
     Sumitomo Mitsui Trust Holdings, Inc....................  26,644  1,058,659
     Sumitomo Osaka Cement Co., Ltd.........................  17,600    653,891
     Sumitomo Precision Products Co., Ltd...................   1,200     38,947
     Sumitomo Realty & Development Co., Ltd.................  43,600  1,498,098
     Sumitomo Riko Co., Ltd.................................  20,600    170,187
     Sumitomo Rubber Industries, Ltd........................  68,634    984,528
     Sumitomo Seika Chemicals Co., Ltd......................   4,600    229,591
     Sun Corp...............................................   7,200     34,590
     Sun Frontier Fudousan Co., Ltd.........................  20,300    207,196
     Suncall Corp...........................................   5,700     36,897
     Sundrug Co., Ltd.......................................   9,000    327,050
     Suntory Beverage & Food, Ltd...........................   7,800    317,888
     Sun-Wa Technos Corp....................................   4,300     48,901
     Suruga Bank, Ltd.......................................  39,200    184,817
     Suzuken Co., Ltd.......................................   8,960    453,514
     Suzuki Co., Ltd........................................   4,800     32,327
     Suzuki Motor Corp......................................  33,700  1,680,508
     SWCC Showa Holdings Co., Ltd...........................  57,500    357,719
     Sysmex Corp............................................   7,800    547,088
     Systemsoft Corp........................................   9,400      7,918
     Systena Corp...........................................  24,600    296,022
     T Hasegawa Co., Ltd....................................   9,700    172,239
     T RAD Co., Ltd.........................................   3,200     76,426
     T&D Holdings, Inc......................................  76,800  1,227,703
     T&K Toka Co., Ltd......................................   8,000     76,528
     Tachibana Eletech Co., Ltd.............................   6,220     94,425
     Tachikawa Corp.........................................   2,900     29,110
     Tachi-S Co., Ltd.......................................  13,500    190,276
     Tadano, Ltd............................................  26,300    281,741
     Taihei Dengyo Kaisha, Ltd..............................   6,500    153,157
     Taiheiyo Cement Corp...................................  43,222  1,271,895
     Taiheiyo Kouhatsu, Inc.................................   2,700     21,711
     Taiho Kogyo Co., Ltd...................................   6,900     62,220
     Taikisha, Ltd..........................................   7,700    217,283
     Taiko Bank, Ltd. (The).................................     700     12,728
     Taisei Corp............................................  25,300  1,082,042

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Taisei Lamick Co., Ltd.................................   2,200 $   62,112
     Taiyo Holdings Co., Ltd................................   5,300    189,365
     Taiyo Nippon Sanso Corp................................  68,700  1,104,165
     Taiyo Yuden Co., Ltd...................................  58,000  1,167,962
     Takaoka Toko Co., Ltd..................................   4,480     64,323
     Takara Holdings, Inc...................................  16,200    227,264
     Takara Leben Co., Ltd..................................  50,700    146,070
     Takara Standard Co., Ltd...............................  16,200    250,138
     Takasago International Corp............................   6,400    204,028
     Takasago Thermal Engineering Co., Ltd..................  12,000    205,051
     Takashima & Co., Ltd...................................   1,600     27,629
     Takashimaya Co., Ltd...................................  40,000    629,507
     Take And Give Needs Co., Ltd...........................   4,820     75,613
     TAKEBISHI Corp.........................................   1,900     26,400
     Takeda Pharmaceutical Co., Ltd.........................  86,100  3,569,665
     Takeei Corp............................................  10,100     64,169
     Takeuchi Manufacturing Co., Ltd........................  18,800    388,824
     Taki Chemical Co., Ltd.................................     300     24,775
     Takihyo Co., Ltd.......................................   1,800     31,344
     Takisawa Machine Tool Co., Ltd.........................   2,300     31,956
     Takuma Co., Ltd........................................  25,900    330,131
     Tama Home Co., Ltd.....................................  10,000    102,827
     Tamron Co., Ltd........................................   7,000    124,915
     Tamura Corp............................................  28,000    143,151
     Tanseisha Co., Ltd.....................................  10,300    104,866
     Tateru, Inc............................................   7,800     32,735
     Tatsuta Electric Wire and Cable Co., Ltd...............  15,000     66,308
     Tayca Corp.............................................   6,500    136,677
     Tazmo Co., Ltd.........................................   3,000     26,481
     Tbk Co., Ltd...........................................   7,000     28,560
     TDC Soft, Inc..........................................   4,000     36,867
     TDK Corp., Sponsored ADR...............................   7,012    631,711
     TDK Corp...............................................  17,300  1,491,780
 *   Teac Corp..............................................   5,200     12,467
     Tear Corp..............................................   1,400      9,957
     TechMatrix Corp........................................   5,700    104,828
     TechnoPro Holdings, Inc................................  13,500    703,307
     Tecnos Japan, Inc......................................   5,500     42,588
     Teijin, Ltd............................................ 127,200  2,205,227
     Teikoku Electric Manufacturing Co., Ltd................   6,300     90,476
     Tekken Corp............................................   5,100    127,333
     Tenpos Holdings Co., Ltd...............................     800     14,862
     Terasaki Electric Co., Ltd.............................     800      7,718
     Terumo Corp............................................  12,500    674,774
     T-Gaia Corp............................................   6,700    151,692
     THK Co., Ltd...........................................  29,600    653,726
     Tigers Polymer Corp....................................   3,700     22,700
     TIS, Inc...............................................  19,700    879,942
     Toa Corp. (6894434)....................................   6,700     71,816
     Toa Corp. (6894508)....................................   6,800    113,843
     Toa Oil Co., Ltd.......................................   2,500     57,872
     TOA ROAD Corp..........................................   1,800     57,522
     Toagosei Co., Ltd......................................  46,400    476,447
     Tobishima Corp.........................................  10,210    155,657
     Tobu Railway Co., Ltd..................................   8,600    239,189
     TOC Co., Ltd...........................................  15,800    107,637
     Tocalo Co., Ltd........................................  33,500    291,522
     Tochigi Bank, Ltd. (The)............................... 141,300    410,998
     Toda Corp..............................................  63,000    423,938

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Toda Kogyo Corp........................................   1,300 $   30,705
     Toei Animation Co., Ltd................................   4,900    165,368
     Toei Co., Ltd..........................................   1,700    185,617
     Toell Co., Ltd.........................................   2,100     15,815
     Toenec Corp............................................   3,400     98,222
     Togami Electric Manufacturing Co., Ltd.................     800     10,242
     Toho Bank, Ltd. (The)..................................  89,000    315,916
     Toho Co., Ltd..........................................   5,200    169,652
     Toho Co., Ltd..........................................   3,800     75,291
     Toho Gas Co., Ltd......................................  10,800    371,867
     Toho Holdings Co., Ltd.................................  14,400    377,238
     Toho Titanium Co., Ltd.................................  20,600    209,416
     Toho Zinc Co., Ltd.....................................   7,800    249,299
     Tohoku Bank, Ltd. (The)................................   2,900     32,574
     Tohoku Electric Power Co., Inc.........................  25,400    320,919
     Tohto Suisan Co., Ltd..................................     800     15,140
     Tokai Carbon Co., Ltd..................................  41,300    646,628
     Tokai Corp.............................................   7,200    145,027
     TOKAI Holdings Corp....................................  47,900    400,219
     Tokai Lease Co., Ltd...................................     200      3,517
     Tokai Rika Co., Ltd....................................  29,800    543,376
     Tokai Tokyo Financial Holdings, Inc....................  70,300    362,910
     Tokio Marine Holdings, Inc.............................  37,600  1,771,416
     Tokushu Tokai Paper Co., Ltd...........................   3,900    150,507
     Tokuyama Corp..........................................  40,900    914,594
 *   Tokyo Base Co., Ltd....................................   6,600     36,987
     Tokyo Century Corp.....................................  16,700    896,347
     Tokyo Dome Corp........................................  38,200    336,238
 *   Tokyo Electric Power Co. Holdings, Inc.................  77,688    397,621
     Tokyo Electron Device, Ltd.............................   3,600     63,898
     Tokyo Electron, Ltd....................................  14,000  1,889,282
     Tokyo Energy & Systems, Inc............................  13,000    112,921
     Tokyo Gas Co., Ltd.....................................  20,700    509,073
     Tokyo Individualized Educational Institute, Inc........   2,600     33,630
     Tokyo Keiki, Inc.......................................   6,800     63,541
     Tokyo Kiraboshi Financial Group, Inc...................  11,613    187,596
     Tokyo Ohka Kogyo Co., Ltd..............................  12,300    329,428
     Tokyo Rakutenchi Co., Ltd..............................     700     30,508
     Tokyo Rope Manufacturing Co., Ltd......................   6,700     68,708
     Tokyo Sangyo Co., Ltd..................................   6,400     35,201
     Tokyo Seimitsu Co., Ltd................................  12,000    288,565
     Tokyo Steel Manufacturing Co., Ltd.....................  32,200    253,884
     Tokyo Tatemono Co., Ltd................................  61,000    656,064
     Tokyo Tekko Co., Ltd...................................   2,400     31,146
     Tokyo Theatres Co., Inc................................   3,800     45,284
     Tokyotokeiba Co., Ltd..................................   4,900    173,271
     Tokyu Construction Co., Ltd............................  52,300    473,091
     Tokyu Corp.............................................  24,500    404,751
     Tokyu Fudosan Holdings Corp............................ 273,925  1,543,386
     Toli Corp..............................................  17,000     44,418
     Tomato Bank, Ltd.......................................   1,100     13,372
     Tomen Devices Corp.....................................   1,600     36,064
     Tomoe Corp.............................................   9,500     36,990
     Tomoe Engineering Co., Ltd.............................   2,900     56,193
     Tomoegawa Co., Ltd.....................................   1,400     15,441
     Tomoku Co., Ltd........................................   5,000     86,173
     TOMONY Holdings, Inc...................................  92,400    358,122
     Tomy Co., Ltd..........................................  52,400    609,559
     Tonami Holdings Co., Ltd...............................   2,300    127,643

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Topcon Corp............................................  40,000 $   581,194
    Toppan Forms Co., Ltd..................................  19,700     179,080
    Topre Corp.............................................  17,700     368,332
    Topy Industries, Ltd...................................   9,700     261,422
    Toray Industries, Inc.................................. 199,600   1,415,821
    Torex Semiconductor, Ltd...............................   3,600      45,707
    Toridoll Holdings Corp.................................   8,100     137,196
    Torii Pharmaceutical Co., Ltd..........................   6,100     134,596
    Torikizoku Co., Ltd....................................   2,000      36,559
    Torishima Pump Manufacturing Co., Ltd..................   6,800      55,970
    Tosei Corp.............................................  19,300     176,415
*   Toshiba Corp...........................................  24,600     737,325
    Toshiba Machine Co., Ltd...............................   9,400     178,011
    Toshiba Plant Systems & Services Corp..................   5,800     118,554
    Toshiba TEC Corp.......................................  17,400     519,051
    Tosho Co., Ltd.........................................   5,400     209,795
    Tosoh Corp............................................. 123,000   1,619,392
    Totech Corp............................................   2,900      80,744
    Totetsu Kogyo Co., Ltd.................................   9,400     232,005
    TOTO, Ltd..............................................  12,500     447,203
    Totoku Electric Co., Ltd...............................   1,700      29,744
    Tottori Bank, Ltd. (The)...............................   3,000      42,945
    Tow Co., Ltd...........................................   8,100      58,885
    Towa Bank, Ltd. (The)..................................  24,000     195,442
    Towa Corp..............................................  11,200      81,852
    Towa Pharmaceutical Co., Ltd...........................   4,800     368,976
    Toyo Construction Co., Ltd.............................  48,000     196,566
    Toyo Denki Seizo K.K...................................   2,600      36,896
*   Toyo Engineering Corp..................................  11,600      93,500
    Toyo Ink SC Holdings Co., Ltd..........................  15,800     366,642
    Toyo Kanetsu K.K.......................................   3,200      71,778
    Toyo Machinery & Metal Co., Ltd........................   5,300      29,047
    Toyo Securities Co., Ltd...............................  41,000      81,157
    Toyo Seikan Group Holdings, Ltd........................  34,700     707,943
    Toyo Suisan Kaisha, Ltd................................  15,200     522,493
    Toyo Tanso Co., Ltd....................................   4,900     127,668
    Toyo Tire & Rubber Co., Ltd............................  66,600   1,110,990
    Toyo Wharf & Warehouse Co., Ltd........................   2,200      30,387
    Toyobo Co., Ltd........................................  41,200     585,593
    Toyoda Gosei Co., Ltd..................................  41,200     888,588
    Toyota Boshoku Corp....................................  37,500     625,415
    Toyota Motor Corp., Sponsored ADR......................  42,528   4,977,902
    Toyota Motor Corp...................................... 270,373  15,838,702
    Toyota Tsusho Corp.....................................  56,700   2,046,224
    TPR Co., Ltd...........................................  12,800     311,761
    Trancom Co., Ltd.......................................   4,000     229,032
    Transaction Co., Ltd...................................   4,200      31,907
    Trend Micro, Inc.......................................   9,700     558,388
    Tri Chemical Laboratories, Inc.........................   2,000      81,336
    Trusco Nakayama Corp...................................  14,600     368,384
    Trust Tech, Inc........................................   2,600      79,156
    TS Tech Co., Ltd.......................................  23,300     670,576
    Tsubaki Nakashima Co., Ltd.............................   9,600     176,552
    Tsubakimoto Chain Co...................................  11,200     430,040
    Tsubakimoto Kogyo Co., Ltd.............................   1,000      28,143
*   Tsudakoma Corp.........................................   1,800      33,020
    Tsugami Corp...........................................  27,000     242,024
    Tsukada Global Holdings, Inc...........................  10,100      53,940
    Tsukuba Bank, Ltd...................................... 101,100     226,420

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 JAPAN -- (Continued)
     Tsukui Corp............................................ 33,400 $  286,724
     Tsumura & Co........................................... 16,600    516,310
     Tsuruha Holdings, Inc..................................  5,000    521,851
     Tsurumi Manufacturing Co., Ltd.........................  7,000    124,892
     Tv Tokyo Holdings Corp.................................  5,300    122,155
     UACJ Corp.............................................. 18,291    398,708
     Ube Industries, Ltd.................................... 56,420  1,228,978
     Uchida Yoko Co., Ltd...................................  1,000     24,375
     Uchiyama Holdings Co., Ltd.............................  1,500      6,441
     UKC Holdings Corp......................................  6,500    126,698
     Ulvac, Inc............................................. 26,100    850,008
     UMC Electronics Co., Ltd...............................  3,100     57,681
     Umenohana Co., Ltd.....................................    500     11,697
     Unicharm Corp.......................................... 14,200    385,228
     Uniden Holdings Corp...................................  2,000     45,206
     UNIMAT Retirement Community Co., Ltd...................    800     12,682
     Union Tool Co..........................................  2,100     72,334
     Unipres Corp........................................... 21,900    391,747
     United Arrows, Ltd.....................................  8,200    308,339
     United Super Markets Holdings, Inc..................... 22,700    248,800
     UNITED, Inc............................................  3,700     77,595
 *   Unitika, Ltd........................................... 26,400    134,661
 *   Universal Entertainment Corp...........................  3,900    118,230
     Unizo Holdings Co., Ltd................................ 10,200    192,142
     Urbanet Corp. Co., Ltd................................. 10,100     30,000
 *   U-Shin, Ltd............................................ 11,300     76,203
     USS Co., Ltd........................................... 12,400    223,595
 *   UT Group Co., Ltd......................................  9,400    283,527
     Utoc Corp..............................................  7,600     36,664
     V Technology Co., Ltd..................................  1,700    219,333
     Valor Holdings Co., Ltd................................ 20,300    435,691
     Valqua, Ltd............................................  9,400    229,022
     ValueCommerce Co., Ltd.................................  9,900    139,916
 *   V-Cube, Inc............................................  2,300     10,517
     Vector, Inc............................................  9,500    162,602
     VeriServe Corp.........................................  1,200     66,220
     Vertex Corp............................................  3,020     32,573
 *   VIA Holdings, Inc......................................  5,300     33,591
     Village Vanguard Co., Ltd..............................  2,800     26,320
 *   Vision, Inc............................................  2,700     92,541
 *   Visionary Holdings Co., Ltd............................ 58,900     53,975
     Vital KSK Holdings, Inc................................ 19,600    204,194
     Vitec Holdings Co., Ltd................................  4,800     93,089
     Voyage Group, Inc......................................  5,800     68,659
     VT Holdings Co., Ltd................................... 53,200    221,978
     Wacoal Holdings Corp................................... 14,400    397,021
     Wacom Co., Ltd......................................... 14,600     67,902
     Wakachiku Construction Co., Ltd........................  4,800     63,182
     Wakita & Co., Ltd...................................... 16,200    174,596
     Warabeya Nichiyo Holdings Co., Ltd.....................  5,900     95,912
     Watahan & Co., Ltd.....................................  3,000     64,475
     WATAMI Co., Ltd........................................  8,800    100,786
     Watts Co., Ltd.........................................  1,900     14,734
     WDB Holdings Co., Ltd..................................  2,900     80,951
     Weathernews, Inc.......................................  1,400     41,235
     Welcia Holdings Co., Ltd...............................  8,600    438,743
     West Holdings Corp.....................................  8,600     86,787
     West Japan Railway Co..................................  7,300    490,981
     Will Group, Inc........................................  5,000     42,769

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     WIN-Partners Co., Ltd..................................   7,400 $   74,550
     WirelessGate, Inc......................................   2,600     13,047
     Wood One Co., Ltd......................................   2,500     27,241
     Workman Co., Ltd.......................................     400     25,255
     World Holdings Co., Ltd................................   3,400     82,236
     Wowow, Inc.............................................   3,400     98,861
     Xebio Holdings Co., Ltd................................  10,900    151,076
     YAC Holdings Co., Ltd..................................   2,600     18,163
     Yachiyo Industry Co., Ltd..............................   3,600     28,665
     Yahagi Construction Co., Ltd...........................  11,100     79,756
     Yahoo Japan Corp.......................................  72,000    224,625
     Yaizu Suisankagaku Industry Co., Ltd...................   2,700     24,000
     Yakult Honsha Co., Ltd.................................   2,400    169,948
     Yakuodo Co., Ltd.......................................   3,900    120,568
     YAMABIKO Corp..........................................  13,800    148,277
     YAMADA Consulting Group Co., Ltd.......................   5,200    120,445
 #   Yamada Denki Co., Ltd.................................. 108,240    510,389
     Yamagata Bank, Ltd. (The)..............................  12,000    243,689
     Yamaguchi Financial Group, Inc.........................  53,000    558,046
     Yamaha Corp............................................   6,300    276,850
     Yamaha Motor Co., Ltd..................................  76,400  1,806,845
     Yamaichi Electronics Co., Ltd..........................  12,100    133,550
     YA-MAN, Ltd............................................  10,400    167,698
     Yamanashi Chuo Bank, Ltd. (The)........................  14,400    205,752
     Yamatane Corp..........................................   4,600     76,011
     Yamato Corp............................................   7,100     41,071
     Yamato Holdings Co., Ltd...............................   5,400    147,627
     Yamaura Corp...........................................   1,900     14,562
     Yamaya Corp............................................   2,500     58,325
     Yamazaki Baking Co., Ltd...............................  59,200  1,067,088
     Yamazen Corp...........................................  21,500    235,316
     Yaoko Co., Ltd.........................................   9,700    530,519
     Yaskawa Electric Corp..................................  31,800    919,137
     Yasunaga Corp..........................................   4,700     72,565
     Yellow Hat, Ltd........................................   5,500    135,236
     Yokogawa Bridge Holdings Corp..........................  13,600    220,630
     Yokogawa Electric Corp.................................  52,800  1,036,679
     Yokohama Reito Co., Ltd................................  20,600    163,381
     Yokohama Rubber Co., Ltd. (The)........................  58,900  1,140,976
     Yokowo Co., Ltd........................................   5,700     63,270
     Yomiuri Land Co., Ltd..................................   1,900     72,021
     Yondenko Corp..........................................     800     18,204
     Yondoshi Holdings, Inc.................................   5,700    120,974
     Yorozu Corp............................................   9,700    136,757
     Yoshinoya Holdings Co., Ltd............................  10,900    179,159
     Yossix Co., Ltd........................................   1,000     23,224
     Yotai Refractories Co., Ltd............................   8,000     55,550
     Yuasa Trading Co., Ltd.................................   5,700    186,986
     Yuken Kogyo Co., Ltd...................................   1,600     29,935
     Yume No Machi Souzou Iinkai Co., Ltd...................   8,400    175,463
     Yumeshin Holdings Co., Ltd.............................  16,300    139,323
     Yurtec Corp............................................  16,000    120,546
     Yushiro Chemical Industry Co., Ltd.....................   3,700     46,490
     Zenrin Co., Ltd........................................  12,450    309,777
     Zensho Holdings Co., Ltd...............................  40,500    785,493
     Zeon Corp..............................................  85,100    821,882
     ZERIA Pharmaceutical Co., Ltd..........................   5,800    108,526
 *   ZIGExN Co., Ltd........................................  20,100    124,165
     Zojirushi Corp.........................................  12,000    131,073

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
JAPAN -- (Continued)
    ZOZO, Inc..............................................    18,000 $    431,892
    Zuiko Corp.............................................     1,200       32,165
                                                                      ------------
TOTAL JAPAN................................................            601,669,560
                                                                      ------------
MALAYSIA -- (0.7%)
#   7-Eleven Malaysia Holdings Bhd, Class B................   112,240       36,819
    Aeon Co. M Bhd.........................................   217,900       88,008
    AEON Credit Service M Bhd..............................    49,150      177,545
    AFFIN Bank Bhd.........................................   109,590       59,218
    AirAsia Group Bhd...................................... 1,062,600      667,625
*   AirAsia X Bhd..........................................   849,300       46,785
    Alliance Bank Malaysia Bhd.............................   351,900      333,289
    AMMB Holdings Bhd......................................   484,500      440,365
    Ann Joo Resources Bhd..................................    68,600       23,956
    APM Automotive Holdings Bhd............................    34,700       27,182
#   Astro Malaysia Holdings Bhd............................   151,100       48,811
#   Axiata Group Bhd.......................................   542,976      442,827
    Batu Kawan Bhd.........................................    32,700      131,877
    Benalec Holdings Bhd...................................    48,000        2,354
*   Berjaya Assets Bhd.....................................   277,000       18,621
*   Berjaya Corp. Bhd...................................... 1,146,810       76,801
*   Berjaya Land Bhd.......................................    76,000        3,646
#   Berjaya Sports Toto Bhd................................   316,659      158,988
*   Bermaz Auto Bhd........................................   222,400      101,012
    BIMB Holdings Bhd......................................   141,600      123,951
    Bonia Corp. Bhd........................................    82,000        4,803
*   Borneo Aqua Harvest Bhd................................    97,900       23,661
*   Borneo Oil Bhd.........................................   412,350        4,888
    Boustead Holdings Bhd..................................   220,899       82,871
    Boustead Plantations Bhd...............................    70,980       16,040
    British American Tobacco Malaysia Bhd..................    23,400      173,844
*   Bumi Armada Bhd........................................   999,100       96,611
    Bursa Malaysia Bhd.....................................   197,400      345,605
    CAB Cakaran Corp. Bhd..................................    89,900       15,262
    Cahya Mata Sarawak Bhd.................................   206,800      143,485
    Can-One Bhd............................................    18,400        8,794
    Carlsberg Brewery Malaysia Bhd, Class B................    50,200      213,685
#   CB Industrial Product Holding Bhd......................   102,800       26,584
    CCM Duopharma Biotech Bhd..............................    51,800       13,117
    CIMB Group Holdings Bhd................................   456,161      624,159
    Coastal Contracts Bhd..................................    42,800        9,317
#   Comfort Glove Bhd......................................    79,200       16,663
    CRG Group..............................................    82,000        1,764
    Cypark Resources Bhd...................................    59,400       36,109
    D&O Green Technologies Bhd.............................   248,900       50,332
    Dagang NeXchange Bhd...................................   387,100       34,308
#   Datasonic Group Bhd....................................   154,100       13,266
*   Dayang Enterprise Holdings Bhd.........................   141,839       18,087
    Dialog Group Bhd.......................................   390,658      316,417
#   DiGi.Com Bhd...........................................   155,200      159,916
#   DRB-Hicom Bhd..........................................   336,400      151,348
    Dutch Lady Milk Industries Bhd.........................     3,700       56,566
    Eastern & Oriental Bhd.................................   262,169       74,113
*   Eco World Development Group Bhd........................   431,500      103,191
#   Econpile Holdings Bhd..................................   134,300       21,392
    Evergreen Fibreboard Bhd...............................   210,750       23,440
#   FGV Holdings Bhd.......................................   937,500      313,942
    Fraser & Neave Holdings Bhd............................    11,200       90,213
    Frontken Corp. Bhd.....................................   228,500       45,490

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 MALAYSIA -- (Continued)
     Gabungan AQRS Bhd......................................    85,500 $ 18,843
     Gadang Holdings Bhd....................................   196,250   28,872
     Gamuda Bhd.............................................   326,000  186,511
     Gas Malaysia Bhd.......................................    80,000   54,467
 #   Genting Malaysia Bhd...................................   377,200  405,137
     Genting Plantations Bhd................................    46,700  107,821
 #   George Kent Malaysia Bhd...............................   195,300   50,947
     Globetronics Technology Bhd............................   126,633   67,006
     Glomac Bhd.............................................    95,260    8,988
 #   Guan Chong Bhd.........................................    40,200   22,311
     Hai-O Enterprise Bhd...................................    35,500   29,194
     HAP Seng Consolidated Bhd..............................   242,580  570,864
     Hap Seng Plantations Holdings Bhd......................    72,400   32,016
 #   Hartalega Holdings Bhd.................................   128,000  191,505
     Heineken Malaysia Bhd..................................    34,400  148,001
 #   Hengyuan Refining Co. Bhd..............................    51,200   71,817
     HeveaBoard Bhd.........................................   142,700   27,825
 *   Hiap Teck Venture Bhd..................................   425,300   34,531
 #*  Hibiscus Petroleum Bhd.................................   486,400  129,712
     Hock Seng LEE Bhd......................................    55,900   17,904
     Hong Leong Bank Bhd....................................    27,632  136,833
     Hong Leong Financial Group Bhd.........................    64,153  282,060
     Hong Leong Industries Bhd..............................    31,400   79,244
 #   HSS Engineers Bhd......................................    64,200   13,141
     Hua Yang Bhd...........................................    65,066    5,853
     IHH Healthcare Bhd.....................................    74,000   88,445
 #   IJM Corp. Bhd..........................................   913,720  356,191
     IJM Plantations Bhd....................................    72,500   32,899
     Inari Amertron Bhd.....................................   651,288  305,922
     Insas Bhd..............................................   225,200   37,689
     IOI Corp. Bhd..........................................   179,426  192,985
     IOI Properties Group Bhd...............................   412,924  129,292
 *   Iris Corp. Bhd.........................................   271,500    9,416
 *   Iskandar Waterfront City Bhd...........................    91,000   10,883
 #*  JAKS Resources Bhd.....................................   137,900   30,043
     Jaya Tiasa Holdings Bhd................................   170,800   21,853
     JCY International Bhd..................................   139,200    8,321
     Kerjaya Prospek Group Bhd..............................   103,180   28,868
     Kesm Industries Bhd....................................     6,200   15,137
     Kian JOO CAN Factory Bhd...............................    56,700   29,864
 *   KNM Group Bhd.......................................... 1,116,730   36,006
     Kossan Rubber Industries...............................   204,000  201,762
     KPJ Healthcare Bhd.....................................   522,800  129,980
     Kretam Holdings Bhd....................................   113,800   11,029
 *   KSL Holdings Bhd.......................................   222,492   37,736
     Kuala Lumpur Kepong Bhd................................    27,100  161,376
     Kumpulan Perangsang Selangor Bhd.......................    46,630   13,956
 *   Lafarge Malaysia Bhd...................................    68,300   35,104
 *   Landmarks Bhd..........................................    74,700    9,995
     LBS Bina Group Bhd.....................................   295,680   48,140
     Lii Hen Industries Bhd.................................    52,800   36,479
     Lingkaran Trans Kota Holdings Bhd......................    48,400   45,413
 *   Lion Industries Corp. Bhd..............................    75,600   12,841
     LPI Capital Bhd........................................    38,184  149,431
     Magni-Tech Industries Bhd..............................    64,000   68,097
     Magnum Bhd.............................................   251,900  109,095
     Mah Sing Group Bhd.....................................   574,440  131,851
     Malakoff Corp. Bhd.....................................   339,500   69,837
     Malayan Banking Bhd....................................   391,465  888,524

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
MALAYSIA -- (Continued)
    Malayan Flour Mills Bhd................................    73,200 $   17,862
    Malaysia Airports Holdings Bhd.........................   225,092    447,413
#   Malaysia Building Society Bhd..........................   519,461    116,931
    Malaysian Pacific Industries Bhd.......................    40,475    105,059
#   Malaysian Resources Corp. Bhd..........................   791,900    138,472
    Malton Bhd.............................................   169,500     20,097
    Matrix Concepts Holdings Bhd...........................   142,275     62,889
    Maxis Bhd..............................................    69,700     87,148
*   Media Prima Bhd........................................   306,800     29,713
    Mega First Corp. Bhd...................................    84,100     60,948
    MISC Bhd...............................................   157,380    229,117
    Mitrajaya Holdings Bhd.................................   163,800     13,147
    MKH Bhd................................................   124,324     36,797
    MMC Corp. Bhd..........................................   284,000     72,729
*   MNRB Holdings Bhd......................................    64,080     15,028
*   MPHB Capital Bhd.......................................    70,300     19,480
*   Mudajaya Group Bhd.....................................   105,300      7,924
    Muhibbah Engineering M Bhd.............................   115,700     76,668
*   Mulpha International Bhd...............................    51,880     22,947
    My EG Services Bhd.....................................   569,600    163,792
    Nestle Malaysia Bhd....................................     1,500     51,565
    OCK Group Bhd..........................................   106,000     12,302
    Padini Holdings Bhd....................................   269,400    362,053
    Panasonic Manufacturing Malaysia Bhd...................     2,200     20,031
    Pantech Group Holdings Bhd.............................   191,286     20,822
    Paramount Corp. Bhd....................................    76,600     37,578
*   Parkson Holdings Bhd...................................   219,903     17,358
*   Pentamaster Corp. Bhd..................................    44,900     33,749
*   PESTECH International Bhd..............................   141,100     45,572
#   Petron Malaysia Refining & Marketing Bhd...............    30,000     51,872
    Petronas Chemicals Group Bhd...........................   153,700    343,665
    Petronas Dagangan Bhd..................................    17,100    106,426
    Petronas Gas Bhd.......................................    25,100    109,794
    Pharmaniaga Bhd........................................    29,900     19,428
    PIE Industrial Bhd.....................................    22,300      8,166
#   Pos Malaysia Bhd.......................................    93,200     65,953
    Press Metal Aluminium Holdings Bhd.....................   343,839    398,040
    Protasco Bhd...........................................   140,000     11,732
    Public Bank Bhd........................................   175,340  1,031,424
    QL Resources Bhd.......................................   172,705    291,148
    Ranhill Holdings Bhd...................................    75,300     18,038
    RGB International Bhd..................................   757,485     35,443
    RHB Bank Bhd...........................................   140,543    175,825
    Salcon Bhd.............................................   239,742     14,063
    Salutica Bhd...........................................    68,400      8,357
#*  Sapura Energy Bhd...................................... 1,974,743    159,933
    Sarawak Oil Palms Bhd..................................    77,957     48,458
    Scientex Bhd...........................................    87,000    178,577
#   Serba Dinamik Holdings Bhd.............................   192,700    186,233
    Shangri-La Hotels Malaysia Bhd.........................    15,100     19,937
    Sime Darby Bhd.........................................   166,422     87,541
    Sime Darby Plantation Bhd..............................   166,422    209,460
    Sime Darby Property Bhd................................   166,422     38,874
*   Sino Hua-An International Bhd..........................   161,900      9,908
    SKP Resources Bhd......................................   271,700     82,540
    SP Setia Bhd Group.....................................    99,252     49,873
    Star Media Group Bhd...................................    50,500      9,241
*   Sumatec Resources Bhd..................................   598,000      4,314
    Sunway Bhd.............................................   466,095    152,625

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          Shares     Value>>
                                                         --------- -----------
  MALAYSIA -- (Continued)
  #   Sunway Construction Group Bhd.....................    81,580 $    28,354
      Supermax Corp. Bhd................................   159,500     121,554
      Suria Capital Holdings Bhd........................    16,100       5,882
      Syarikat Takaful Malaysia Keluarga Bhd............   107,200      99,729
      Ta Ann Holdings Bhd...............................    80,257      44,144
      TA Enterprise Bhd.................................   333,600      47,875
      TA Global Bhd.....................................   444,500      28,154
      Taliworks Corp. Bhd...............................   150,500      27,365
      Tambun Indah Land Bhd.............................    80,300      15,484
      Tan Chong Motor Holdings Bhd......................   100,000      35,389
      TDM Bhd...........................................   302,940      14,851
  #   Telekom Malaysia Bhd..............................   160,148      91,153
      Tenaga Nasional Bhd...............................    77,450     272,247
      Thong Guan Industries Bhd.........................    23,200      12,143
      TIME dotCom Bhd...................................    47,300      88,214
  *   Tiong NAM Logistics Holdings......................    46,920       9,725
      TMC Life Sciences Bhd.............................    72,700      12,775
      Top Glove Corp. Bhd...............................   419,200     596,036
      Tropicana Corp. Bhd...............................   204,663      42,579
      TSH Resources Bhd.................................   164,100      39,664
      Tune Protect Group Bhd............................   114,900      17,158
      Uchi Technologies Bhd.............................    52,600      36,490
      UEM Edgenta Bhd...................................    78,600      48,167
      UEM Sunrise Bhd...................................   632,358     103,717
      UMW Holdings Bhd..................................   114,900     130,573
      Unisem M Bhd......................................   247,300     170,951
      United Plantations Bhd............................    11,300      72,354
      UOA Development Bhd...............................   259,900     121,263
  *   Velesto Energy Bhd................................ 1,730,083     107,362
      VS Industry Bhd...................................   783,675     299,943
  *   Wah Seong Corp. Bhd...............................   104,398      22,332
      WCT Holdings Bhd..................................   323,941      62,796
      Westports Holdings Bhd............................   139,800     114,028
      WTK Holdings Bhd..................................    72,500       7,976
      Yinson Holdings Bhd...............................   240,900     256,356
      YNH Property Bhd..................................   134,015      43,150
      YTL Corp. Bhd..................................... 1,865,562     473,414
      YTL Power International Bhd.......................   349,503      79,462
      Zhulian Corp. Bhd.................................    45,600      14,169
                                                                   -----------
  TOTAL MALAYSIA........................................            22,641,883
                                                                   -----------
  MEXICO -- (0.7%)
      Alfa S.A.B. de C.V., Class A...................... 1,481,056   1,566,125
      Alpek S.A.B. de C.V...............................   193,325     256,488
      Alsea S.A.B. de C.V...............................   239,188     612,535
      America Movil S.A.B. de C.V.......................   781,046     564,832
      America Movil S.A.B. de C.V., Sponsored ADR,
        Class L.........................................    23,684     340,813
      Arca Continental S.A.B. de C.V....................   114,633     575,613
  *   Axtel S.A.B. de C.V...............................   593,377      96,982
      Banco Santander Mexico SA Institucion de Banca
        Multiple Grupo Financiero.......................
      Santand, Class B..................................   292,731     366,468
      Bolsa Mexicana de Valores S.A.B. de C.V...........   155,222     233,980
  *   Cemex S.A.B. de C.V............................... 2,319,321   1,162,329
      Coca-Cola Femsa S.A.B. de C.V.....................    13,300      75,957
      Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR.....     4,452     253,719
      Consorcio ARA S.A.B. de C.V.......................   305,857      80,856
  *   Controladora Vuela Cia de Aviacion S.A.B. de
        C.V., ADR.......................................    15,370      94,525
  *   Controladora Vuela Cia de Aviacion S.A.B. de
        C.V., Class A ..................................    25,993      15,957
      Corp. Inmobiliaria Vesta S.A.B. de C.V............   163,677     199,427

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares   Value>>
                                                               ------- ----------
MEXICO -- (Continued)
    Corp. Moctezuma S.A.B. de C.V.............................  73,800 $  272,446
    Credito Real S.A.B. de C.V. SOFOM ER......................  85,587     97,413
    El Puerto de Liverpool S.A.B. de C.V......................  25,937    164,714
*   Empresas ICA S.A.B. de C.V................................ 117,564      1,763
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR.........  32,800      4,683
    Fomento Economico Mexicano S.A.B. de C.V..................  16,543    140,915
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR..   4,157    353,636
*   Genomma Lab Internacional S.A.B. de C.V., Class B......... 450,602    286,600
    Gentera S.A.B. de C.V..................................... 471,339    381,930
    Gruma S.A.B. de C.V., Class B.............................  70,384    736,298
*   Grupo Aeromexico S.A.B. de C.V............................  71,958     79,315
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V........  94,716    496,072
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR......   9,537    790,427
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B..  24,482    203,610
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.......   5,100    841,602
    Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B...   2,400     39,593
    Grupo Bimbo S.A.B. de C.V................................. 222,900    416,760
    Grupo Carso S.A.B. de C.V.................................  76,516    224,087
    Grupo Cementos de Chihuahua S.A.B. de C.V.................  14,060     76,137
    Grupo Comercial Chedraui S.A. de C.V...................... 147,157    259,856
    Grupo Elektra S.A.B. de C.V...............................  13,973    591,573
*   Grupo Famsa S.A.B. de C.V., Class A....................... 110,408     54,787
    Grupo Financiero Banorte S.A.B. de C.V.................... 216,538  1,193,808
    Grupo Financiero Inbursa S.A.B. de C.V.................... 344,021    448,290
*   Grupo GICSA SAB de CV..................................... 109,089     42,264
    Grupo Herdez S.A.B. de C.V................................ 139,735    258,995
    Grupo Industrial Saltillo S.A.B. de C.V...................   7,200      8,648
    Grupo Lala S.A.B. de C.V..................................  49,771     43,736
    Grupo Lamosa S.A.B. de C.V................................  35,276     66,512
    Grupo Mexico S.A.B. de C.V................................ 777,552  1,793,328
*   Grupo Pochteca S.A.B. de C.V..............................   3,616      1,156
    Grupo Sanborns S.A.B. de C.V..............................  53,862     48,974
*   Grupo Simec S.A.B. de C.V.................................  39,212    106,460
*   Grupo Simec S.A.B. de C.V., Sponsored ADR.................   1,049      8,528
    Grupo Televisa S.A.B...................................... 262,636    756,493
    Grupo Televisa S.A.B., Sponsored ADR......................  23,672    340,403
*   Hoteles City Express S.A.B. de C.V........................ 133,529    147,904
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V .......................................... 133,290    221,130
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR..........     742     32,544
    Industrias Bachoco S.A.B. de C.V..........................  77,686    284,115
*   Industrias CH S.A.B. de C.V...............................  75,552    271,438
    Industrias Penoles S.A.B. de C.V..........................  51,231    721,306
    Infraestructura Energetica Nova S.A.B. de C.V.............  45,203    176,266
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A.......... 255,812    368,607
*   La Comer S.A.B. de C.V.................................... 164,315    171,488
*   Maxcom Telecomunicaciones S.A.B. de C.V...................   4,640      1,348
    Megacable Holdings S.A.B. de C.V.......................... 154,480    686,797
    Mexichem S.A.B. de C.V.................................... 454,574  1,188,954
*   Minera Frisco S.A.B. de C.V., Class A1....................  88,464     27,611
    Nemak S.A.B. de C.V....................................... 305,774    220,826
    Organizacion Cultiba S.A.B. de C.V........................  12,061      9,892
*   Organizacion Soriana S.A.B. de C.V., Class B.............. 151,399    197,659
    Promotora y Operadora de Infraestructura S.A.B. de C.V....  47,490    431,222
    Promotora y Operadora de Infraestructura S.A.B. de C.V....   2,632     18,075
    Qualitas Controladora S.A.B. de C.V.......................  57,781    116,198
    Rassini S.A.B. de C.V.....................................  24,129     80,381
    Rassini S.A.B. de C.V., Class A...........................  14,781     23,540
    Regional S.A.B. de C.V.................................... 124,507    613,364
*   Telesites S.A.B. de C.V................................... 162,543    100,663

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
MEXICO -- (Continued)
    TV Azteca S.A.B. de C.V................................   471,517 $    51,067
    Unifin Financiera S.A.B. de C.V. SOFOM ENR.............    43,871      82,221
    Vitro S.A.B. de C.V....................................    16,205      39,090
    Wal-Mart de Mexico S.A.B. de C.V.......................   226,538     579,247
                                                                      -----------
TOTAL MEXICO...............................................            24,991,371
                                                                      -----------
NETHERLANDS -- (2.1%)
    Aalberts Industries NV.................................    56,572   2,073,822
    ABN AMRO Group NV......................................    40,698     998,224
    Accell Group NV........................................    10,504     182,520
    Aegon NV...............................................   253,590   1,555,177
    Aegon NV...............................................    92,762     563,993
    AFC Ajax NV............................................       546       8,161
    Akzo Nobel NV..........................................    64,558   5,420,613
*   Altice Europe NV.......................................    17,214      40,953
*   Altice Europe NV, Class B..............................     5,112      12,198
    AMG Advanced Metallurgical Group NV....................    16,363     778,531
    Amsterdam Commodities NV...............................     8,922     186,807
    APERAM SA..............................................    23,132     789,908
#   Arcadis NV.............................................    32,110     432,880
    ArcelorMittal..........................................    19,696     491,474
    ArcelorMittal..........................................    60,739   1,511,792
    ASM International NV...................................    20,246     869,130
    ASML Holding NV........................................    20,489   3,531,398
    ASR Nederland NV.......................................    25,405   1,153,316
*   Basic-Fit NV...........................................       250       7,198
#   BE Semiconductor Industries NV.........................    50,536   1,080,356
#   Beter Bed Holding NV...................................     7,640      41,709
    BinckBank NV...........................................    27,641     133,837
    Boskalis Westminster...................................    37,368   1,074,435
    Brunel International NV................................     6,552      81,034
    Coca-Cola European Partners P.L.C......................    26,892   1,218,061
    Corbion NV.............................................    36,891   1,120,174
    ForFarmers NV..........................................    13,965     157,274
*   Fugro NV...............................................    36,135     464,265
*   Gemalto NV.............................................    23,043   1,314,257
    GrandVision NV.........................................    10,803     272,426
*   Heijmans NV............................................     9,654     103,984
    Heineken NV............................................    22,194   1,996,734
    Hunter Douglas NV......................................     1,878     125,186
    IMCD NV................................................    12,404     841,144
    ING Groep NV, Sponsored ADR............................   157,227   1,856,851
    ING Groep NV...........................................    29,567     349,807
    KAS Bank NV............................................     5,395      39,070
    Kendrion NV............................................     7,990     241,641
    Koninklijke Ahold Delhaize NV, Sponsored ADR...........       787      18,007
    Koninklijke Ahold Delhaize NV..........................   233,772   5,351,161
    Koninklijke BAM Groep NV...............................   101,247     347,824
    Koninklijke DSM NV.....................................    47,031   4,106,220
    Koninklijke KPN NV..................................... 1,131,446   2,985,350
    Koninklijke Philips NV.................................    54,061   2,016,250
    Koninklijke Philips NV.................................    72,633   2,704,126
    Koninklijke Vopak NV...................................    35,243   1,593,796
    Nederland Apparatenfabriek.............................     2,302     111,413
    NN Group NV............................................    60,750   2,608,492
*   OCI NV.................................................    33,717     957,997
    Ordina NV..............................................    54,448     103,320
    PostNL NV..............................................   171,583     506,929
    Randstad NV............................................    66,959   3,368,884

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
NETHERLANDS -- (Continued)
    SBM Offshore NV........................................  78,834 $ 1,358,341
    Signify NV.............................................  26,470     652,076
    Sligro Food Group NV...................................  11,208     496,779
    TKH Group NV...........................................  21,086   1,065,090
*   TomTom NV..............................................  35,932     300,091
    Unilever NV............................................  42,793   2,301,408
    Unilever NV............................................  15,787     848,315
    Van Lanschot Kempen NV.................................   4,130     101,155
    Wessanen...............................................  40,223     421,175
    Wolters Kluwer NV......................................  70,283   3,987,474
                                                                    -----------
TOTAL NETHERLANDS..........................................          71,432,013
                                                                    -----------
NEW ZEALAND -- (0.4%)
*   a2 Milk Co., Ltd....................................... 129,455     888,278
    Air New Zealand, Ltd................................... 375,730     686,966
    Auckland International Airport, Ltd....................  90,019     411,663
    Chorus, Ltd............................................ 181,613     563,532
    Chorus, Ltd., ADR......................................   2,187      33,173
    Contact Energy, Ltd....................................  68,263     249,591
    EBOS Group, Ltd........................................  24,441     333,141
    Fisher & Paykel Healthcare Corp., Ltd..................  98,156     873,132
*   Fletcher Building, Ltd................................. 162,180     642,383
    Fletcher Building, Ltd.................................  12,299      48,652
    Fonterra Co.-operative Group, Ltd......................  16,111      51,263
    Freightways, Ltd.......................................  40,378     194,556
    Genesis Energy, Ltd.................................... 112,313     171,575
    Gentrack Group, Ltd....................................   5,110      22,505
    Hallenstein Glasson Holdings, Ltd......................   5,115      19,692
    Heartland Group Holdings, Ltd.......................... 112,999     125,347
    Infratil, Ltd.......................................... 123,334     275,714
    Kathmandu Holdings, Ltd................................  34,605      60,709
    Mainfreight, Ltd.......................................  31,997     593,925
    Mercury NZ, Ltd........................................  28,664      63,725
    Meridian Energy, Ltd...................................  67,998     139,491
    Metlifecare, Ltd.......................................  55,576     211,750
    Metro Performance Glass, Ltd...........................  43,009      23,650
    New Zealand Refining Co., Ltd. (The)...................  57,566      88,542
    NZME, Ltd..............................................  83,243      35,449
    NZX, Ltd...............................................  50,279      34,547
    PGG Wrightson, Ltd.....................................   8,757       3,319
    Port of Tauranga, Ltd..................................  50,139     166,497
    Restaurant Brands New Zealand, Ltd.....................  48,712     273,058
    Ryman Healthcare, Ltd..................................  30,673     243,036
    Sanford, Ltd...........................................  16,333      79,481
    Scales Corp., Ltd......................................  27,670      83,555
    Skellerup Holdings, Ltd................................  53,927      71,887
    SKY Network Television, Ltd............................ 415,308     608,982
    SKYCITY Entertainment Group, Ltd....................... 295,923     741,107
    Spark New Zealand, Ltd................................. 421,958   1,089,756
    Steel & Tube Holdings, Ltd.............................  99,869      83,590
    Summerset Group Holdings, Ltd.......................... 113,421     494,397
*   Synlait Milk, Ltd......................................  13,992      79,638
    Tilt Renewables, Ltd...................................  13,045      19,534
    Tourism Holdings, Ltd..................................  58,498     191,196
*   TOWER, Ltd.............................................  87,000      42,083
    Trade Me Group, Ltd.................................... 120,753     382,813
    Trustpower, Ltd........................................  13,045      52,072
    Vector, Ltd............................................  54,504     121,183
    Vista Group International, Ltd.........................   4,693      11,501

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NEW ZEALAND -- (Continued)
    Warehouse Group, Ltd. (The)............................    43,907 $    60,291
    Z Energy, Ltd..........................................   101,107     403,245
                                                                      -----------
TOTAL NEW ZEALAND..........................................            12,145,172
                                                                      -----------
NORWAY -- (0.8%)
    ABG Sundal Collier Holding ASA.........................   185,797     111,272
    AF Gruppen ASA.........................................     2,063      31,191
*   Akastor ASA............................................    62,139     121,130
    Aker ASA, Class A......................................     5,569     423,065
    Aker BP ASA............................................    38,985   1,278,503
*   Aker Solutions ASA.....................................    50,769     334,052
    American Shipping Co. ASA..............................    21,848      90,779
*   Archer, Ltd............................................    29,833      24,667
    Atea ASA...............................................    35,638     469,736
    Austevoll Seafood ASA..................................    48,750     783,465
*   Avance Gas Holding, Ltd................................    18,822      47,060
*   Axactor SE.............................................    25,840      67,635
    Bakkafrost P/F.........................................     9,791     550,057
    Bonheur ASA............................................     9,038     106,892
    Borregaard ASA.........................................    40,869     368,064
*   BW LPG, Ltd............................................    35,356     166,816
*   BW Offshore, Ltd.......................................    57,352     367,092
    DNB ASA................................................    77,974   1,408,710
    DNO ASA................................................   436,286     833,984
*   DOF ASA................................................    53,590      39,514
    Entra ASA..............................................    19,314     261,344
    Equinor ASA............................................   145,799   3,771,278
    Equinor ASA, Sponsored ADR.............................    36,145     928,926
    Europris ASA...........................................    34,371      91,466
*   FLEX LNG, Ltd..........................................     8,082      14,180
*   Fred Olsen Energy ASA..................................   103,240      25,113
*   Frontline, Ltd.........................................    33,235     240,587
    Gjensidige Forsikring ASA..............................    16,480     254,997
    Golar LNG, Ltd.........................................     3,007      80,527
    Grieg Seafood ASA......................................    33,933     494,707
    Hexagon Composites ASA.................................    19,451      58,008
    Hoegh LNG Holdings, Ltd................................     6,703      31,305
*   Kongsberg Automotive ASA...............................   187,622     175,813
    Kongsberg Gruppen ASA..................................     6,562     107,744
*   Kvaerner ASA...........................................    58,803     101,908
    Leroy Seafood Group ASA................................    68,880     634,965
    Marine Harvest ASA.....................................    35,716     864,685
#*  NEL ASA................................................   173,805      88,902
*   Nordic Semiconductor ASA...............................     9,590      40,822
    Norsk Hydro ASA........................................   133,084     690,145
    Norway Royal Salmon ASA................................     7,658     225,309
*   Norwegian Air Shuttle ASA..............................    12,953     330,030
*   Norwegian Finans Holding ASA...........................    34,651     309,489
    Ocean Yield ASA........................................    30,197     229,032
*   Odfjell Drilling, Ltd..................................    27,630     100,973
    Odfjell SE, Class A....................................     2,716       9,826
    Orkla ASA..............................................    26,533     228,961
*   Otello Corp. ASA.......................................    32,750      54,974
*   Petroleum Geo-Services ASA.............................   130,315     405,029
*   PhotoCure ASA..........................................     3,477      20,548
*   Prosafe SE.............................................    16,760      49,309
*   Protector Forsikring ASA...............................    24,198     111,694
*   Q-Free ASA.............................................     7,742       6,977
#*  REC Silicon ASA........................................ 4,959,075     353,905

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
NORWAY -- (Continued)
    Salmar ASA.............................................     8,154 $   430,415
    Sbanken ASA............................................     3,765      37,498
    Scatec Solar ASA.......................................    44,885     305,442
    Schibsted ASA, Class A.................................     3,700     128,057
    Schibsted ASA, Class B.................................     3,700     117,082
    Selvaag Bolig ASA......................................    13,362      59,806
    Solon Eiendom ASA......................................     3,794      12,590
*   Solstad Offshore ASA...................................    50,744      18,028
    SpareBank 1 SR-Bank ASA................................    45,651     507,490
    Stolt-Nielsen, Ltd.....................................    11,950     160,460
    Storebrand ASA.........................................    89,957     747,619
    Subsea 7 SA............................................    49,309     618,891
    Telenor ASA............................................    29,211     535,594
    TGS NOPEC Geophysical Co. ASA..........................    40,842   1,364,314
    Tomra Systems ASA......................................    30,975     767,304
    Veidekke ASA...........................................    35,538     370,815
*   Wallenius Wilhelmsen ASA...............................    22,907      78,709
    Wilh Wilhelmsen Holding ASA, Class A...................     5,341     107,678
    XXL ASA................................................    17,705      91,100
    Yara International ASA.................................     8,917     382,926
                                                                      -----------
TOTAL NORWAY...............................................            25,858,980
                                                                      -----------
PERU -- (0.0%)
    Cementos Pacasmayo SAA, ADR............................     2,701      27,815
    Credicorp, Ltd.........................................     3,175     716,629
*   Grana y Montero SAA, Sponsored ADR.....................    10,766      33,913
                                                                      -----------
TOTAL PERU.................................................               778,357
                                                                      -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc...........................    88,530      77,880
    Aboitiz Power Corp.....................................   172,300     108,585
*   Alliance Global Group, Inc.............................   704,800     150,097
*   Apex Mining Co., Inc................................... 1,214,000      41,373
*   Atlas Consolidated Mining & Development Corp...........   113,900       6,183
    Ayala Corp.............................................    34,735     597,971
    Ayala Land, Inc........................................   354,100     262,744
    Bank of the Philippine Islands.........................    96,555     148,460
    BDO Unibank, Inc.......................................    87,786     201,086
    Belle Corp............................................. 1,295,800      57,193
    Bloomberry Resorts Corp................................ 1,978,900     311,110
    Cebu Air, Inc..........................................    89,750     107,277
*   CEMEX Holdings Philippines, Inc........................   387,000      15,343
    Century Pacific Food, Inc..............................   226,400      56,559
    Century Properties Group, Inc..........................   730,005       5,656
    China Banking Corp.....................................   121,067      63,361
    Cosco Capital, Inc..................................... 1,123,900     142,293
    D&L Industries, Inc....................................   518,200     110,408
    DMCI Holdings, Inc..................................... 1,700,550     408,404
*   DoubleDragon Properties Corp...........................   122,560      44,066
*   East West Banking Corp.................................   194,050      41,069
*   EEI Corp...............................................   181,100      30,023
    Emperador, Inc.........................................   390,600      50,838
*   Empire East Land Holdings, Inc......................... 1,000,000       9,725
*   Energy Development Corp................................   631,727      81,121
    Filinvest Land, Inc.................................... 3,876,000     101,481
    First Gen Corp.........................................   306,300      89,546
    First Philippine Holdings Corp.........................   105,830     126,051
*   Global Ferronickel Holdings, Inc.......................   222,352       7,560

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
PHILIPPINES -- (Continued)
    Globe Telecom, Inc.....................................     7,340 $  286,793
    GT Capital Holdings, Inc...............................     6,831     97,086
    Integrated Micro-Electronics, Inc......................   248,579     50,032
    International Container Terminal Services, Inc.........   144,160    243,969
    JG Summit Holdings, Inc................................   309,760    274,297
    Jollibee Foods Corp....................................    36,420    188,077
*   Lepanto Consolidated Mining Co.........................   269,000        557
    Lopez Holdings Corp....................................   806,300     63,778
    LT Group, Inc..........................................   504,600    136,843
    Manila Electric Co.....................................    18,880    129,956
    Manila Water Co., Inc..................................   292,500    136,822
    Max's Group, Inc.......................................    34,100      6,858
    Megawide Construction Corp.............................   335,500    112,673
    Megaworld Corp......................................... 2,766,000    228,210
*   Melco Resorts And Entertainment Philippines Corp.......   425,000     56,953
    Metro Pacific Investments Corp......................... 1,897,800    170,473
    Metro Retail Stores Group, Inc.........................   155,000      6,445
    Metropolitan Bank & Trust Co...........................    87,382    107,203
    Nickel Asia Corp.......................................   546,660     25,969
    Pepsi-Cola Products Philippines, Inc...................   343,700     10,636
    Petron Corp............................................ 1,103,700    167,054
    Philex Mining Corp.....................................   384,300     24,984
*   Philippine National Bank...............................   107,945     79,982
    Philippine Stock Exchange, Inc. (The)..................       312      1,079
*   Philweb Corp...........................................    57,200      3,754
    Phinma Energy Corp.....................................   357,000      6,414
    Phoenix Petroleum Philippines, Inc.....................   130,700     26,909
    Pilipinas Shell Petroleum Corp.........................    89,330     81,219
    PLDT, Inc., Sponsored ADR..............................     4,722    120,033
    PLDT, Inc..............................................     3,850     99,357
    Premium Leisure Corp................................... 1,877,000     25,977
    Puregold Price Club, Inc...............................   215,600    163,780
    RFM Corp...............................................   196,000     17,560
    Rizal Commercial Banking Corp..........................   125,767     68,258
    Robinsons Land Corp....................................   778,978    306,200
    Robinsons Retail Holdings, Inc.........................   117,470    166,499
    San Miguel Corp........................................   148,420    475,017
    San Miguel Food and Beverage, Inc......................    61,160     97,232
    Security Bank Corp.....................................    70,954    191,750
    Semirara Mining & Power Corp...........................   404,040    211,312
    SM Investments Corp....................................     4,905     82,687
    SM Prime Holdings, Inc.................................   136,926     86,568
    SSI Group, Inc.........................................   485,000     24,510
    STI Education Systems Holdings, Inc....................   634,000      8,063
*   Top Frontier Investment Holdings, Inc..................     3,465     18,143
*   Travellers International Hotel Group, Inc..............   112,000     10,887
    Union Bank Of Philippines..............................    77,815     97,231
    Universal Robina Corp..................................    67,390    163,927
    Vista Land & Lifescapes, Inc........................... 2,405,500    237,682
*   Xurpas, Inc............................................   103,800      2,990
                                                                      ----------
TOTAL PHILIPPINES..........................................            8,854,151
                                                                      ----------
POLAND -- (0.3%)
    Agora SA...............................................     8,317     20,135
*   Alior Bank SA..........................................    22,480    337,443
    Amica SA...............................................       814     22,474
*   AmRest Holdings SE.....................................     7,430     76,735
    Asseco Poland SA.......................................    30,072    378,382
    Bank Handlowy w Warszawie SA...........................     2,755     50,247

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
POLAND -- (Continued)
*   Bank Millennium SA.....................................   158,532 $   364,939
    Bank Pekao SA..........................................     3,814     103,978
*   Bioton SA..............................................     9,806      16,016
*   Boryszew SA............................................    54,851      68,366
    Budimex SA.............................................     3,576     115,485
    CCC SA.................................................     3,260     141,793
*   CD Projekt SA..........................................    12,992     534,838
    Ciech SA...............................................    17,044     188,441
    ComArch SA.............................................       886      38,881
*   Cyfrowy Polsat SA......................................    82,389     473,748
    Dom Development SA.....................................     1,479      26,077
*   Enea SA................................................    97,222     203,569
*   Energa SA..............................................    40,209      81,633
    Eurocash SA............................................    17,727      94,282
*   Fabryki Mebli Forte SA.................................     1,025       6,696
    Famur SA...............................................    42,007      61,013
*   Getin Holding SA.......................................    91,861       5,988
*   Getin Noble Bank SA....................................   122,278      17,202
    Globe Trade Centre SA..................................    11,324      23,741
    Grupa Azoty SA.........................................    14,635      98,700
    Grupa Kety SA..........................................     2,790     247,878
    Grupa Lotos SA.........................................    60,449   1,089,968
*   Impexmetal SA..........................................    38,718      31,457
    ING Bank Slaski SA.....................................     4,169     176,792
    Inter Cars SA..........................................     1,704     106,598
*   Jastrzebska Spolka Weglowa SA..........................    25,772     495,467
    Kernel Holding SA......................................    24,108     308,663
*   KGHM Polska Miedz SA...................................    30,797     696,259
    LC Corp. SA............................................    84,354      52,741
    LPP SA.................................................       125     255,555
*   Lubelski Wegiel Bogdanka SA............................     5,169      72,455
    mBank SA...............................................     2,316     225,226
*   Netia SA...............................................    53,536      65,405
    Neuca SA...............................................       736      44,112
*   Orange Polska SA.......................................   119,796     135,390
    Orbis SA...............................................     5,409      94,840
    Pfleiderer Group SA....................................     1,100       8,135
*   PGE Polska Grupa Energetyczna SA.......................   169,440     463,625
*   PKP Cargo SA...........................................    10,504     110,159
*   Polnord SA.............................................     9,078      21,970
    Polski Koncern Naftowy Orlen S.A.......................    53,743   1,292,379
*   Polskie Gornictwo Naftowe i Gazownictwo SA.............   101,680     165,868
    Powszechna Kasa Oszczednosci Bank Polski SA. ..........    14,502     150,609
    Powszechny Zaklad Ubezpieczen SA.......................    24,594     250,637
*   Rafako SA..............................................    19,463      10,131
    Santander Bank Polska SA...............................     1,804     159,845
    Stalexport Autostrady SA...............................    12,270      10,467
    Stalprodukt SA.........................................       407      39,128
*   Tauron Polska Energia SA...............................   435,059     201,798
*   Vistula Group SA.......................................     9,906      10,054
    Warsaw Stock Exchange..................................     9,961     100,232
    Wawel SA...............................................        43       8,967
                                                                      -----------
TOTAL POLAND...............................................            10,653,612
                                                                      -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA..........................................    42,109     369,033
*   Banco Comercial Portugues SA........................... 3,291,327     885,322
    CTT-Correios de Portugal SA............................    45,285     173,678
    EDP--Energias de Portugal SA...........................   150,256     527,870

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 PORTUGAL -- (Continued)
     EDP Renovaveis SA......................................  64,923 $  583,247
     Galp Energia SGPS SA...................................  81,676  1,420,202
     Jeronimo Martins SGPS SA...............................  31,231    383,329
 *   Mota-Engil SGPS SA.....................................  67,336    133,352
     Navigator Co. SA (The)................................. 109,729    546,132
     NOS SGPS SA............................................ 151,653    850,609
     REN - Redes Energeticas Nacionais SGPS SA..............  96,743    257,585
     Semapa-Sociedade de Investimento e Gestao..............  14,032    267,629
     Sonae Capital SGPS SA..................................  50,652     44,212
     Sonae SGPS SA.......................................... 382,355    382,033
 *   Teixeira Duarte SA.....................................  25,644      5,136
                                                                     ----------
 TOTAL PORTUGAL.............................................          6,829,369
                                                                     ----------
 RUSSIA -- (0.3%)
     Etalon Group P.L.C., GDR...............................  36,272     83,174
     Etalon Group P.L.C., GDR...............................  19,681     45,365
     Gazprom PJSC, Sponsored ADR............................ 245,653  1,161,567
     Globaltrans Investment P.L.C., GDR.....................  12,202    119,273
     Globaltrans Investment P.L.C., GDR.....................  10,124     99,215
 *   Lenta, Ltd., GDR.......................................  15,130     54,165
 *   Lenta, Ltd., GDR.......................................  12,540     44,894
     Lukoil PJSC, Sponsored ADR(BYZF386)....................   7,814    583,237
     Lukoil PJSC, Sponsored ADR(BYZDW2900)..................   7,792    580,963
     Magnitogorsk Iron & Steel Works PJSC, GDR..............  38,822    363,907
 *   Mail.Ru Group, Ltd., GDR...............................   1,419     37,610
 *   Mechel PJSC, Sponsored ADR.............................  16,260     44,552
     MMC Norilsk Nickel PJSC, ADR...........................     577      9,549
     MMC Norilsk Nickel PJSC, ADR...........................   9,287    153,758
     Novatek PJSC, GDR......................................     838    141,335
     Novatek PJSC, GDR......................................     178     30,171
     Novolipetsk Steel PJSC, GDR............................  16,393    394,729
     PhosAgro PJSC, GDR.....................................   8,962    117,104
     Ros Agro P.L.C., GDR...................................   3,044     30,679
     Rosneft Oil Co. PJSC, GDR.............................. 121,900    856,957
     Rosneft Oil Co. PJSC, GDR..............................  56,263    394,194
     Rostelecom PJSC, Sponsored ADR.........................   1,222      8,016
     Rostelecom PJSC, Sponsored ADR.........................   7,748     49,187
     RusHydro PJSC, ADR..................................... 218,605    170,802
     Sberbank of Russia PJSC, Sponsored ADR.................  96,521  1,135,707
     Sberbank of Russia PJSC, Sponsored ADR.................  13,679    159,908
     Severstal PJSC, GDR....................................  15,052    233,651
     Tatneft PJSC, Sponsored ADR............................   8,623    605,257
     TMK PJSC, GDR..........................................  53,223    202,247
     TMK PJSC, GDR..........................................   3,193     12,094
     VEON, Ltd., ADR........................................ 102,415    287,786
     VTB Bank PJSC, GDR.....................................  80,161    100,917
     VTB Bank PJSC, GDR..................................... 324,250    408,555
     X5 Retail Group NV, GDR................................  12,244    287,449
     X5 Retail Group NV, GDR................................   2,089     49,092
                                                                     ----------
 TOTAL RUSSIA...............................................          9,057,066
                                                                     ----------
 SINGAPORE -- (0.8%)
     Accordia Golf Trust.................................... 283,200    101,213
     AEM Holdings, Ltd......................................  49,200     28,544
     Amara Holdings, Ltd....................................  25,000      7,763
     Aspial Corp., Ltd......................................  58,100      9,018
     Avarga, Ltd............................................  64,000      9,098
     Banyan Tree Holdings, Ltd.............................. 107,700     38,913

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SINGAPORE -- (Continued)
    Best World International, Ltd..........................    93,700 $  122,208
    Bonvests Holdings, Ltd.................................    22,000     20,668
    Boustead Projects, Ltd.................................    15,189      8,939
    Boustead Singapore, Ltd................................   179,533    101,300
    BreadTalk Group, Ltd...................................    54,000     33,586
    Bukit Sembawang Estates, Ltd...........................    42,600    164,490
    Bund Center Investment, Ltd............................    64,750     29,049
    CapitaLand, Ltd........................................   424,200    963,564
    Centurion Corp., Ltd...................................   128,700     39,067
    China Aviation Oil Singapore Corp., Ltd................    48,900     48,732
    China Sunsine Chemical Holdings, Ltd...................   115,000     85,629
    Chip Eng Seng Corp., Ltd...............................   188,900     91,547
    CITIC Envirotech, Ltd..................................   251,400     72,768
    City Developments, Ltd.................................    62,200    355,467
*   Cityneon Holdings, Ltd.................................    28,000     26,135
    Civmec, Ltd............................................    16,000      5,760
    ComfortDelGro Corp., Ltd...............................   434,000    706,665
*   COSCO Shipping International Singapore Co., Ltd........   119,200     30,616
    CSE Global, Ltd........................................   136,900     44,548
    Dairy Farm International Holdings, Ltd.................    24,100    217,725
    DBS Group Holdings, Ltd................................    51,552    874,704
*   Del Monte Pacific, Ltd.................................   179,159     22,660
    Delfi, Ltd.............................................     7,000      6,459
    Duty Free International, Ltd...........................    91,400     12,880
*   Dyna-Mac Holdings, Ltd.................................   150,000     11,906
    Elec & Eltek International Co., Ltd....................     5,000      6,422
*   Ezion Holdings, Ltd....................................   904,354     36,628
#*  Ezra Holdings, Ltd.....................................   767,465      5,828
    Far East Orchard, Ltd..................................    34,076     31,033
    First Resources, Ltd...................................   207,600    236,736
    Food Empire Holdings, Ltd..............................   131,300     52,183
*   Fragrance Group, Ltd...................................   206,000     21,159
    Frasers Property, Ltd..................................   103,600    118,102
    Frencken Group, Ltd....................................   147,500     44,333
*   Gallant Venture, Ltd...................................   282,900     27,048
    Genting Singapore, Ltd.................................   397,700    253,082
    Geo Energy Resources, Ltd..............................   267,800     44,598
    GL, Ltd................................................   132,000     69,692
    Golden Agri-Resources, Ltd............................. 2,662,900    490,959
    Golden Energy & Resources, Ltd.........................   117,900     19,179
    Great Eastern Holdings, Ltd............................     5,000     92,382
    GuocoLand, Ltd.........................................    81,166     97,904
    Halcyon Agri Corp., Ltd................................   115,356     39,946
    Health Management International, Ltd...................    70,800     27,631
    Hiap Hoe, Ltd..........................................    39,000     23,754
#*  Hi-P International, Ltd................................   139,000     76,520
    Ho Bee Land, Ltd.......................................    93,800    164,713
    Hong Fok Corp., Ltd....................................   141,220     67,796
*   Hong Leong Asia, Ltd...................................   116,600     48,473
    Hongkong Land Holdings, Ltd............................    78,800    466,650
    Hotel Grand Central, Ltd...............................    41,908     40,188
    Hutchison Port Holdings Trust.......................... 2,379,800    585,407
*   Hyflux, Ltd............................................   291,500      2,915
    iFAST Corp., Ltd.......................................    18,300     15,605
    Indofood Agri Resources, Ltd...........................   175,000     25,302
    Japfa, Ltd.............................................   203,300     97,701
    Jardine Cycle & Carriage, Ltd..........................     9,655    211,450
    Keppel Corp., Ltd......................................   250,100  1,120,560
    Keppel Infrastructure Trust............................   664,757    220,927

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SINGAPORE -- (Continued)
    Koh Brothers Group, Ltd................................    48,000 $    8,538
    KSH Holdings, Ltd......................................    66,000     25,262
    Lian Beng Group, Ltd...................................   154,500     51,929
    Low Keng Huat Singapore, Ltd...........................    66,000     26,211
    M1, Ltd................................................   134,500    204,869
    Mandarin Oriental International, Ltd...................     7,300     13,802
    Memtech International, Ltd.............................    20,500     10,237
*   Midas Holdings, Ltd....................................   550,500     28,615
*   mm2 Asia, Ltd..........................................    81,900     21,594
*   Nam Cheong, Ltd........................................   302,000      2,398
    Nera Telecommunications, Ltd...........................    53,000     10,913
*   Oceanus Group, Ltd..................................... 2,196,800      4,744
    Olam International, Ltd................................   220,900    287,286
    OUE, Ltd...............................................   140,700    142,414
    Oversea-Chinese Banking Corp., Ltd.....................   412,350  3,203,321
    Oxley Holdings, Ltd....................................    99,568     21,651
    Pan-United Corp., Ltd..................................    53,750     10,864
    Penguin International, Ltd.............................    41,666      9,313
    Perennial Real Estate Holdings, Ltd....................    18,900      9,490
    Q&M Dental Group Singapore, Ltd........................    94,100     35,364
    QAF, Ltd...............................................    92,707     49,193
*   Raffles Education Corp., Ltd...........................   143,481     15,559
    Raffles Medical Group, Ltd.............................    52,473     39,849
    RHT Health Trust.......................................   271,700    145,138
    Riverstone Holdings, Ltd...............................    54,200     46,639
    SATS, Ltd..............................................   135,870    488,991
    SBS Transit, Ltd.......................................    18,200     34,043
    Sembcorp Industries, Ltd...............................   660,100  1,347,646
    Sembcorp Marine, Ltd...................................    35,900     41,353
    Sheng Siong Group, Ltd.................................   164,000    127,929
    SIA Engineering Co., Ltd...............................    18,800     38,405
    SIIC Environment Holdings, Ltd.........................   471,300     91,798
    Sinarmas Land, Ltd.....................................   520,200     96,153
    Sing Holdings, Ltd.....................................    16,000      4,525
    Singapore Airlines, Ltd................................   211,500  1,449,849
    Singapore Exchange, Ltd................................    59,000    291,860
    Singapore Post, Ltd....................................   428,200    322,367
    Singapore Technologies Engineering, Ltd................   108,700    278,939
    Singapore Telecommunications, Ltd......................   390,000    890,838
*   Sino Grandness Food Industry Group, Ltd................   226,909     31,293
    Stamford Land Corp., Ltd...............................   150,000     53,153
    StarHub, Ltd...........................................   209,100    284,133
    Sunningdale Tech, Ltd..................................    77,200     77,201
*   Swiber Holdings, Ltd...................................   105,749      1,557
    Tai Sin Electric, Ltd..................................    51,900     14,276
*   Thomson Medical Group, Ltd.............................   380,900     21,489
    Tuan Sing Holdings, Ltd................................   227,138     56,690
    UMS Holdings, Ltd......................................   195,000     95,323
    United Engineers, Ltd..................................   219,200    416,484
    United Industrial Corp., Ltd...........................   103,613    209,588
    United Overseas Bank, Ltd..............................   173,892  3,074,495
    UOB-Kay Hian Holdings, Ltd.............................    76,317     67,740
    UOL Group, Ltd.........................................   123,455    537,725
    Valuetronics Holdings, Ltd.............................   169,180     77,172
    Venture Corp., Ltd.....................................   103,600  1,146,872
    Vibrant Group, Ltd.....................................    38,717      4,666
    Wee Hur Holdings, Ltd..................................   112,500     17,880
    Wheelock Properties Singapore, Ltd.....................   111,100    168,437
    Wilmar International, Ltd..............................   192,200    439,045

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
SINGAPORE -- (Continued)
    Wing Tai Holdings, Ltd.................................   165,100 $   230,106
    Yeo Hiap Seng, Ltd.....................................     7,068       5,028
*   Yongnam Holdings, Ltd..................................   124,875      16,617
                                                                      -----------
TOTAL SINGAPORE............................................            26,151,286
                                                                      -----------
SOUTH AFRICA -- (1.9%)
    Absa Group, Ltd........................................   216,901   2,191,630
    Adcock Ingram Holdings, Ltd............................    32,826     127,970
*   Adcorp Holdings, Ltd...................................    30,200      41,784
    Advtech, Ltd...........................................   251,562     243,538
    AECI, Ltd..............................................    68,185     438,801
    African Oxygen, Ltd....................................    57,335     113,379
*   African Phoenix Investments, Ltd.......................   160,097       5,290
    African Rainbow Minerals, Ltd..........................    51,607     436,950
    Afrimat, Ltd...........................................    14,318      26,180
    Alexander Forbes Group Holdings, Ltd...................   304,049     107,100
*   Allied Electronics Corp., Ltd., Class A................    29,460      35,067
    Alviva Holdings, Ltd...................................    57,884      69,106
    Anglo American Platinum, Ltd...........................    12,433     404,784
    AngloGold Ashanti, Ltd.................................   104,054   1,012,765
    AngloGold Ashanti, Ltd., Sponsored ADR.................   171,502   1,613,834
*   ArcelorMittal South Africa, Ltd........................   140,868      36,352
*   Ascendis Health, Ltd...................................    67,523      34,774
    Aspen Pharmacare Holdings, Ltd.........................    45,907     485,466
    Assore, Ltd............................................    13,290     278,490
    Astral Foods, Ltd......................................    27,568     370,794
*   Attacq, Ltd............................................   127,856     126,133
*   Aveng, Ltd............................................. 2,478,114       8,414
    AVI, Ltd...............................................   146,804     995,432
    Balwin Properties, Ltd.................................    30,346       7,279
    Barloworld, Ltd........................................   105,067     856,385
    Bid Corp., Ltd.........................................    62,747   1,174,863
    Bidvest Group, Ltd. (The)..............................   163,390   2,039,051
    Blue Label Telecoms, Ltd...............................   196,376      69,021
    Capitec Bank Holdings, Ltd.............................    14,213     954,826
    Cashbuild, Ltd.........................................    13,762     251,188
    Caxton and CTP Publishers and Printers, Ltd............     6,415       4,341
    City Lodge Hotels, Ltd.................................    18,314     162,493
    Clicks Group, Ltd......................................    58,328     743,017
    Clover Industries, Ltd.................................    44,600      49,658
*   Consolidated Infrastructure Group, Ltd.................    44,600      10,227
    Coronation Fund Managers, Ltd..........................    81,420     271,230
*   Curro Holdings, Ltd....................................    28,501      46,303
    DataTec, Ltd...........................................   144,442     228,874
    Discovery, Ltd.........................................    87,048     934,226
    Distell Group Holdings, Ltd............................    11,516      85,158
    DRDGOLD, Ltd...........................................   120,113      30,360
*   enX Group, Ltd.........................................    11,577      10,213
    EOH Holdings, Ltd......................................    59,009     131,730
    Exxaro Resources, Ltd..................................    76,859     786,103
*   Famous Brands, Ltd.....................................    27,746     197,437
    FirstRand, Ltd.........................................   570,026   2,489,681
    Foschini Group, Ltd. (The).............................   103,190   1,129,644
    Gold Fields, Ltd.......................................    90,296     238,720
    Gold Fields, Ltd., Sponsored ADR.......................   503,365   1,338,951
    Grand Parade Investments, Ltd..........................    20,425       3,073
*   Grindrod Shipping Holdings, Ltd........................     5,985      39,126
*   Grindrod, Ltd..........................................   239,421     107,677
*   Group Five, Ltd........................................    29,546       2,227

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
SOUTH AFRICA -- (Continued)
    Harmony Gold Mining Co., Ltd...........................    14,209 $   26,527
    Harmony Gold Mining Co., Ltd., Sponsored ADR...........   126,866    233,433
    Hudaco Industries, Ltd.................................    16,429    156,291
    Hulamin, Ltd...........................................    57,757     19,341
*   Impala Platinum Holdings, Ltd..........................   298,643    548,779
    Imperial Holdings, Ltd.................................    79,165    878,383
    Investec, Ltd..........................................    46,599    289,289
    Invicta Holdings, Ltd..................................     6,662     15,107
    Italtile, Ltd..........................................    17,566     15,430
    JSE, Ltd...............................................    54,378    604,164
    KAP Industrial Holdings, Ltd...........................   822,506    434,448
    Kumba Iron Ore, Ltd....................................    23,130    453,504
    Lewis Group, Ltd.......................................    58,479    124,620
    Liberty Holdings, Ltd..................................    86,927    637,642
    Life Healthcare Group Holdings, Ltd....................   722,958  1,200,510
    Massmart Holdings, Ltd.................................    66,875    434,331
    Merafe Resources, Ltd..................................   657,825     69,652
    Metair Investments, Ltd................................    89,589     88,153
    MiX Telematics, Ltd., Sponsored ADR....................     6,212     95,416
*   MMI Holdings, Ltd......................................   572,855    694,649
    Mondi, Ltd.............................................    30,688    734,474
    Mpact, Ltd.............................................    81,828    115,349
    Mr. Price Group, Ltd...................................    60,261    943,519
    MTN Group, Ltd.........................................   391,032  2,270,695
    Murray & Roberts Holdings, Ltd.........................   181,217    208,532
*   Nampak, Ltd............................................   283,257    285,781
    Naspers, Ltd., Class N.................................     4,296    753,522
    Nedbank Group, Ltd.....................................    77,050  1,302,542
    NEPI Rockcastle P.L.C..................................    28,038    242,207
    Netcare, Ltd...........................................   579,424    972,564
*   Northam Platinum, Ltd..................................   122,047    321,889
    Novus Holdings, Ltd....................................    13,400      4,081
    Oceana Group, Ltd......................................    23,889    140,999
    Old Mutual, Ltd........................................ 1,048,747  1,581,108
    Omnia Holdings, Ltd....................................    26,191    206,355
    Peregrine Holdings, Ltd................................   117,175    162,846
    Pick n Pay Stores, Ltd.................................   137,682    636,352
    Pioneer Foods Group, Ltd...............................    54,309    298,416
*   PPC, Ltd...............................................   620,481    250,242
    PSG Group, Ltd.........................................    29,840    444,992
    Raubex Group, Ltd......................................    82,409    105,857
    RCL Foods, Ltd.........................................    37,465     42,556
    Reunert, Ltd...........................................    95,202    514,351
    Rhodes Food Group Pty, Ltd.............................    33,536     36,342
*   Royal Bafokeng Platinum, Ltd...........................    23,448     42,496
    Sanlam, Ltd............................................   395,337  1,990,648
    Santam, Ltd............................................    21,037    440,967
    Sappi, Ltd.............................................   317,932  1,786,315
    Sasol, Ltd.............................................     6,235    203,759
    Sasol, Ltd., Sponsored ADR.............................    83,230  2,706,640
    Shoprite Holdings, Ltd.................................    43,729    533,851
*   Sibanye Gold, Ltd......................................   686,864    477,851
*   Sibanye Gold, Ltd., Sponsored ADR......................    49,830    140,521
    SPAR Group, Ltd. (The).................................    95,379  1,137,272
    Spur Corp., Ltd........................................    23,750     37,888
    Standard Bank Group, Ltd...............................   263,436  2,918,664
*   Steinhoff International Holdings NV....................   314,204     38,223
*   Sun International, Ltd.................................    44,259    176,764
*   Super Group, Ltd.......................................   229,763    622,630

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH AFRICA -- (Continued)
    Telkom SA SOC, Ltd..................................... 168,851 $   614,555
    Tiger Brands, Ltd......................................  29,496     528,326
    Tongaat Hulett, Ltd....................................  57,378     220,948
    Transaction Capital, Ltd............................... 104,544     125,877
    Trencor, Ltd...........................................  73,433     151,603
    Truworths International, Ltd........................... 251,587   1,378,131
    Tsogo Sun Holdings, Ltd................................ 300,611     412,353
    Vodacom Group, Ltd.....................................  91,624     772,643
    Wilson Bayly Holmes-Ovcon, Ltd.........................  29,309     304,044
    Woolworths Holdings, Ltd............................... 403,134   1,392,222
                                                                    -----------
TOTAL SOUTH AFRICA.........................................          62,347,546
                                                                    -----------
SOUTH KOREA -- (3.7%)
    ABco Electronics Co., Ltd..............................   3,072      14,765
*   Able C&C Co., Ltd......................................   2,762      21,511
    ABOV Semiconductor Co., Ltd............................   3,017      10,802
*   Actoz Soft Co., Ltd....................................   1,966      15,283
    Advanced Nano Products Co., Ltd........................     930       9,691
    Aekyung Petrochemical Co., Ltd.........................   9,248      66,901
    AfreecaTV Co., Ltd.....................................   2,494      76,001
*   Agabang&Company........................................   6,773      20,249
    Ahn-Gook Pharmaceutical Co., Ltd.......................     881       8,190
    Ahnlab, Inc............................................     579      20,707
    AJ Networks Co., Ltd...................................   6,725      26,940
#*  AJ Rent A Car Co., Ltd.................................   7,772      73,283
*   Ajin Industrial Co., Ltd...............................   6,489       9,348
    AK Holdings, Inc.......................................   2,876     112,915
    ALUKO Co., Ltd.........................................   7,857      18,111
    Amorepacific Corp......................................   1,320     178,347
    AMOREPACIFIC Group.....................................   4,260     233,492
#*  Amotech Co., Ltd.......................................   4,799      85,853
*   Ananti, Inc............................................   1,984      15,004
*   APS Holdings Corp......................................   6,201      21,999
    Asia Cement Co., Ltd...................................     561      54,971
    ASIA Holdings Co., Ltd.................................     567      57,471
    Asia Paper Manufacturing Co., Ltd......................   1,774      56,567
*   Asiana Airlines, Inc...................................  62,796     201,711
    Austem Co., Ltd........................................     423       1,446
    Autech Corp............................................   5,453      44,313
*   Automobile & PCB.......................................  32,670      11,108
*   Avaco Co., Ltd.........................................   3,211      15,009
    Baiksan Co., Ltd.......................................   6,645      29,392
#*  Barun Electronics Co., Ltd.............................  16,346       8,840
    Bcworld Pharm Co., Ltd.................................     917      17,772
    BGF Co., Ltd...........................................   9,103      59,676
    BGF retail Co., Ltd....................................     144      21,303
*   BH Co., Ltd............................................   8,461     119,135
*   Binex Co., Ltd.........................................   2,368      19,874
    Binggrae Co., Ltd......................................     904      56,275
*   Biotoxtech Co., Ltd....................................   2,122      15,374
    BNK Financial Group, Inc...............................  89,563     598,214
    Boditech Med, Inc......................................   1,169      12,752
#*  Bohae Brewery Co., Ltd.................................  17,410      17,611
    Bookook Securities Co., Ltd............................   1,064      20,530
*   Boryung Medience Co., Ltd..............................   1,751      12,688
    Boryung Pharmaceutical Co., Ltd........................   4,340      37,460
*   Bosung Power Technology Co., Ltd.......................  11,167      21,221
*   Brain Contents Co., Ltd................................  23,044      16,580
*   Bubang Co., Ltd........................................  10,013      16,505

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     Bukwang Pharmaceutical Co., Ltd........................  1,100 $   21,616
     BYC Co., Ltd...........................................     52     10,675
     Byucksan Corp.......................................... 16,107     33,502
 *   CammSys Corp........................................... 14,666     19,333
     Capro Corp............................................. 15,677     59,382
     Caregen Co., Ltd.......................................    323     20,161
     Cell Biotech Co., Ltd..................................  1,655     36,322
 *   Celltrion Pharm, Inc...................................    553     26,013
 #*  Celltrion, Inc.........................................  2,971    568,400
 *   Chabiotech Co., Ltd....................................  2,791     45,056
     Changhae Ethanol Co., Ltd..............................  2,226     23,307
     Cheil Worldwide, Inc...................................  9,650    192,560
 *   Chemtronics Co., Ltd...................................  2,970     12,868
 *   ChinHung International, Inc............................  4,637      7,199
     Choheung Corp..........................................     61      9,327
     Chokwang Paint, Ltd....................................  1,963     10,370
     Chong Kun Dang Pharmaceutical Corp.....................  1,770    135,253
     Chongkundang Holdings Corp.............................  1,138     56,162
     Chungdahm Learning, Inc................................  2,571     45,926
     CJ CGV Co., Ltd........................................  4,890    173,886
     CJ CheilJedang Corp....................................  4,558  1,300,169
     CJ Corp................................................  8,243    792,648
     CJ ENM Co., Ltd........................................    102     20,295
     CJ Freshway Corp.......................................  1,428     29,450
     CJ Hello Co., Ltd...................................... 14,107    113,032
 *   CJ Logistics Corp......................................  2,292    319,740
     CKD Bio Corp...........................................  1,355     21,685
     Com2uSCorp.............................................  2,534    286,702
     Commax Co., Ltd........................................  2,938      9,551
     Coreana Cosmetics Co., Ltd.............................  3,220     11,821
     Cosmax BTI, Inc........................................  1,158     19,441
 #   Cosmax, Inc............................................  1,499    152,294
     Cosmecca Korea Co., Ltd................................    422      9,380
 #*  Cosmochemical Co., Ltd.................................  3,205     40,618
 *   COSON Co., Ltd.........................................  1,053      8,852
     Coway Co., Ltd.........................................  5,146    317,552
     Crown Confectionery Co., Ltd...........................  3,461     28,563
     CROWNHAITAI Holdings Co., Ltd..........................  6,390     55,337
 #*  CrucialTec Co., Ltd....................................  8,724     11,508
     CS Wind Corp...........................................    538     14,308
 *   CTC BIO, Inc...........................................  1,769     13,040
     Cymechs, Inc...........................................  3,749     27,507
     D.I Corp...............................................  7,893     24,231
     Dae Dong Industrial Co., Ltd...........................  1,610      8,000
     Dae Hwa Pharmaceutical Co., Ltd........................  1,095     19,430
     Dae Hyun Co., Ltd...................................... 11,980     20,022
 *   Dae Won Chemical Co., Ltd..............................  6,000      7,605
     Dae Won Kang Up Co., Ltd...............................  9,910     28,242
 *   Dae Young Packaging Co., Ltd........................... 26,795     20,539
     Daechang Co., Ltd...................................... 10,260      8,093
 *   Daehan New Pharm Co., Ltd..............................  2,481     19,687
     Daehan Steel Co., Ltd..................................  5,480     24,907
     Dae-Il Corp............................................  7,510     37,314
     Daelim B&Co. Co., Ltd..................................  2,393      7,845
     Daelim C&S Co., Ltd....................................  1,152     10,084
     Daelim Industrial Co., Ltd.............................  8,471    567,116
     Daeryuk Can Co., Ltd...................................  5,718     23,147
     Daesang Corp...........................................  7,306    145,087
     Daesang Holdings Co., Ltd..............................  7,797     49,729

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 *   Daesung Industrial Co., Ltd............................  6,561 $   21,750
 *   Daewon Cable Co., Ltd..................................  7,277      8,702
 *   Daewon Media Co., Ltd..................................  2,936     20,355
     Daewon Pharmaceutical Co., Ltd.........................  2,491     35,452
 *   Daewoo Engineering & Construction Co., Ltd............. 28,310    113,018
 *   Daewoo Shipbuilding & Marine Engineering Co., Ltd...... 29,493    763,899
     Daewoong Co., Ltd......................................  6,975     85,484
     Daewoong Pharmaceutical Co., Ltd.......................    173     21,479
     Daihan Pharmaceutical Co., Ltd.........................  2,757    104,228
     Daishin Securities Co., Ltd............................ 16,973    165,623
 *   Danal Co., Ltd......................................... 11,031     31,185
 *   Dasan Networks, Inc....................................  1,978     10,175
     Dawonsys Co., Ltd......................................  1,073     15,184
     Dayou Automotive Seat Technology Co., Ltd.............. 37,291     26,554
 *   Dayou Plus Co., Ltd.................................... 35,302     24,560
     DB Financial Investment Co., Ltd....................... 20,826     68,178
     DB HiTek Co., Ltd...................................... 20,937    209,788
     DB Insurance Co., Ltd.................................. 30,976  1,952,699
     Development Advance Solution Co., Ltd..................  2,470     13,553
     DGB Financial Group, Inc............................... 62,418    516,272
     DHP Korea Co., Ltd.....................................  2,180     17,222
 *   DIO Corp...............................................  2,543     58,152
     DMS Co., Ltd...........................................  3,148     12,531
     DNF Co., Ltd...........................................  3,673     24,923
     Dong A Eltek Co., Ltd..................................  2,782     17,165
 *   Dong Ah Tire & Rubber Co., Ltd.........................  2,232     26,393
     Dong-A Socio Holdings Co., Ltd.........................    701     54,826
     Dong-A ST Co., Ltd.....................................    683     50,300
     Dong-Ah Geological Engineering Co., Ltd................  4,180     48,537
 #   Dongbang Transport Logistics Co., Ltd.................. 10,932     13,204
 *   Dongbu Steel Co., Ltd..................................  1,956     12,264
     Dong-Il Corp...........................................    744     39,914
     Dongjin Semichem Co., Ltd.............................. 14,691    112,082
     DongKook Pharmaceutical Co., Ltd.......................    327     15,915
     Dongkuk Industries Co., Ltd............................ 10,754     20,787
     Dongkuk Steel Mill Co., Ltd............................ 24,839    154,541
     Dongkuk Structures & Construction Co., Ltd.............  5,855     15,757
 *   Dongnam Marine Crane Co., Ltd..........................  3,523      3,652
     Dongsuh Cos., Inc......................................  2,175     35,664
     Dongsung Chemical Co., Ltd.............................  1,451     14,838
     DONGSUNG Corp..........................................  8,113     37,255
     Dongwha Enterprise Co., Ltd............................  1,783     39,299
     Dongwha Pharm Co., Ltd.................................  4,862     38,818
     Dongwon Development Co., Ltd........................... 23,958     74,682
     Dongwon F&B Co., Ltd...................................    458    106,282
     Dongwon Industries Co., Ltd............................    960    204,049
     Dongwon Systems Corp...................................    803     18,801
 *   Dongyang Steel Pipe Co., Ltd........................... 18,878     26,636
     Doosan Corp............................................  3,852    405,989
 *   Doosan Heavy Industries & Construction Co., Ltd........ 48,386    467,558
 #*  Doosan Infracore Co., Ltd.............................. 88,899    604,402
     DoubleUGames Co., Ltd..................................    797     45,849
     Douzone Bizon Co., Ltd.................................  6,519    249,161
     DRB Holding Co., Ltd...................................  4,605     26,167
     DSR Wire Corp..........................................  4,487     13,767
 *   DST ROBOT Co., Ltd.....................................  8,988      7,912
     DTR Automotive Corp....................................  1,624     44,802
 *   Duk San Neolux Co., Ltd................................  1,045     11,384
     Duksung Co., Ltd.......................................  4,544     11,106

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     DY Corp................................................  8,589 $   40,115
     DY POWER Corp..........................................  3,503     35,927
 #   e Tec E&C, Ltd.........................................  1,035     76,338
     E1 Corp................................................    840     44,698
     Eagon Holdings Co., Ltd................................ 21,635     44,339
 #   Easy Bio, Inc.......................................... 28,928    148,249
 #*  Ecopro Co., Ltd........................................  5,558    193,618
 *   Ehwa Technologies Information Co., Ltd................. 38,388      8,154
 *   Elentec Co., Ltd.......................................  8,635     17,265
     E-MART, Inc............................................  3,794    682,531
     EM-Tech Co., Ltd.......................................  4,957     57,999
     ENF Technology Co., Ltd................................  3,997     36,679
     Eo Technics Co., Ltd...................................  1,515     65,163
     Estechpharma Co., Ltd..................................  2,307     17,048
 *   Eugene Investment & Securities Co., Ltd................ 49,862    102,194
     Eugene Technology Co., Ltd.............................  1,646     18,687
 *   Eusu Holdings Co., Ltd.................................  6,296     34,238
     EVERDIGM Corp..........................................  5,587     29,467
     Exicon Co., Ltd........................................  1,647      8,515
     F&F Co., Ltd...........................................  2,079     95,615
     Farmsco................................................  6,803     54,168
 *   FarmStory Co., Ltd..................................... 27,766     25,221
     Feelux Co., Ltd........................................  9,122     89,096
     Fila Korea, Ltd........................................ 19,444    720,098
     Fine Semitech Corp.....................................  2,525      9,149
 *   Fine Technix Co., Ltd.................................. 12,615     15,019
 *   Foosung Co., Ltd....................................... 15,917    122,872
     Gabia, Inc.............................................  1,440      8,116
 *   Gamevil, Inc...........................................    729     32,851
     Gaon Cable Co., Ltd....................................  1,340     19,062
 #   GMB Korea Corp.........................................  3,092     15,579
 *   GNCO Co., Ltd.......................................... 24,520     30,163
     GOLFZON Co., Ltd.......................................  1,146     32,941
     Golfzon Newdin Holdings Co., Ltd....................... 11,193     37,105
     Grand Korea Leisure Co., Ltd...........................  4,938     96,762
     Green Cross Corp.......................................    205     21,588
     Green Cross Holdings Corp..............................  2,280     41,738
     GS Engineering & Construction Corp..................... 15,000    553,116
     GS Global Corp......................................... 24,411     52,051
     GS Holdings Corp....................................... 33,645  1,435,908
 #   GS Retail Co., Ltd.....................................  6,947    219,435
 *   G-SMATT GLOBAL Co., Ltd................................  2,416     21,684
     Gwangju Shinsegae Co., Ltd.............................    211     31,036
 *   GY Commerce Co., Ltd...................................  4,617      9,116
     HAESUNG DS Co., Ltd....................................  5,280     73,030
     Haitai Confectionery & Foods Co., Ltd..................  1,365     11,293
     Halla Corp............................................. 12,234     40,953
     Halla Holdings Corp....................................  3,971    143,094
     Han Kuk Carbon Co., Ltd................................  9,360     55,961
     Hana Financial Group, Inc.............................. 63,396  2,135,526
 *   Hana Micron, Inc.......................................  9,004     28,957
 #   Hana Tour Service, Inc.................................  2,791    146,412
     Hancom MDS, Inc........................................  1,513     18,967
     Hancom, Inc............................................  2,680     30,386
     Handok, Inc............................................  1,463     29,555
     Handsome Co., Ltd......................................  4,536    145,001
 *   Hanil Cement Co., Ltd..................................    949     97,823
     Hanil Holdings Co., Ltd................................    777     31,582
 *   Hanil Hyundai Cement Co., Ltd..........................    418     13,582

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  SOUTH KOREA -- (Continued)
  #*  Hanjin Heavy Industries & Construction Co., Ltd........  37,545 $ 58,531
  *   Hanjin Heavy Industries & Construction Holdings Co.,
        Ltd..................................................   4,374   11,080
      Hanjin Kal Corp........................................  14,533  247,341
      Hanjin Transportation Co., Ltd.........................   3,846  126,590
      Hankook Shell Oil Co., Ltd.............................     167   50,560
      Hankook Tire Co., Ltd..................................  23,141  841,652
      Hankuk Paper Manufacturing Co., Ltd....................     664    9,064
      Hanmi Pharm Co., Ltd...................................   1,207  414,203
      Hanmi Science Co., Ltd.................................     421   24,715
  #   Hanmi Semiconductor Co., Ltd...........................  15,607  126,537
      Hanon Systems..........................................  20,050  193,383
      Hans Biomed Corp.......................................     747   16,002
      Hansae Co., Ltd........................................   1,440   23,496
      Hansae Yes24 Holdings Co., Ltd.........................   8,124   63,214
      Hanshin Construction...................................   3,949   54,710
      Hanshin Machinery Co...................................   5,751    9,455
  #   Hansol Chemical Co., Ltd...............................   2,353  163,768
      Hansol Holdings Co., Ltd...............................  21,460   78,367
      Hansol HomeDeco Co., Ltd...............................  25,503   28,492
      Hansol Paper Co., Ltd..................................   9,229  141,636
  *   Hansol Technics Co., Ltd...............................   6,247   36,672
  #   Hanssem Co., Ltd.......................................   1,642   70,606
  *   Hanwha Aerospace Co., Ltd..............................  15,638  392,115
      Hanwha Chemical Corp...................................  38,826  552,905
      Hanwha Corp............................................  33,460  828,737
  *   Hanwha Galleria Timeworld Co., Ltd.....................     844   18,960
      Hanwha General Insurance Co., Ltd......................  26,690  139,302
  #*  Hanwha Investment & Securities Co., Ltd................  54,271   97,867
      Hanwha Life Insurance Co., Ltd......................... 213,966  843,726
      Hanyang Eng Co., Ltd...................................   3,926   41,206
      Hanyang Securities Co., Ltd............................   1,630    9,653
  #*  Harim Co., Ltd.........................................  21,945   47,160
  #   HB Technology Co., Ltd.................................  31,279   71,000
      HDC Hyundai Engineering Plastics Co., Ltd..............  10,659   41,477
  *   Heung-A Shipping Co., Ltd..............................  92,921   32,250
  *   Heungkuk Fire & Marine Insurance Co., Ltd..............  20,748   87,964
      Hite Jinro Co., Ltd....................................  10,905  151,074
      Hitejinro Holdings Co., Ltd............................   3,737   21,508
  *   HizeAero Co., Ltd......................................   3,415   16,660
      Home Center Holdings Co., Ltd..........................  12,792   13,055
  *   Homecast Co., Ltd......................................   2,237   11,147
      Hotel Shilla Co., Ltd..................................   5,490  345,999
      HS Industries Co., Ltd.................................  24,285  131,753
      HS R&A Co., Ltd........................................  23,290   36,690
      Huchems Fine Chemical Corp.............................  10,572  202,930
  *   Hugel, Inc.............................................      81   19,565
  *   Humax Co., Ltd.........................................   8,415   33,253
      Humedix Co., Ltd.......................................     624   14,323
  *   Huneed Technologies....................................   3,031   20,507
      Huons Co., Ltd.........................................   1,327   79,107
      Huons Global Co., Ltd..................................   1,642   56,539
      Huvis Corp.............................................   4,510   29,307
      Huvitz Co., Ltd........................................   1,608   11,927
      Hwa Shin Co., Ltd......................................   8,784   16,224
      Hwail Pharm Co., Ltd...................................   2,876   16,143
      Hwangkum Steel & Technology Co., Ltd...................   2,985   19,737
      Hy-Lok Corp............................................   2,898   58,213
  *   Hyosung Advanced Materials Corp........................   1,295  119,481
  *   Hyosung Chemical Corp..................................     922  106,365

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 #   Hyosung Corp...........................................  3,988 $  180,222
 *   Hyosung Heavy Industries Corp..........................  2,696    100,425
 *   Hyosung TNC Co., Ltd...................................  1,251    192,648
     Hyundai BNG Steel Co., Ltd.............................  4,605     37,023
 *   Hyundai Construction Equipment Co., Ltd................  1,145     75,472
     Hyundai Corp...........................................  1,469     31,413
     Hyundai Department Store Co., Ltd......................  4,531    346,586
     Hyundai Development Co.-Engineering & Construction..... 27,309    405,148
     Hyundai Elevator Co., Ltd..............................  3,637    256,106
     Hyundai Engineering & Construction Co., Ltd............ 20,203    816,448
     Hyundai Glovis Co., Ltd................................  5,345    536,719
     Hyundai Greenfood Co., Ltd............................. 18,250    198,057
 *   Hyundai Heavy Industries Co., Ltd......................  6,048    665,299
 *   Hyundai Heavy Industries Holdings Co., Ltd.............  2,720    854,742
     Hyundai Livart Furniture Co., Ltd......................  4,100     78,414
     Hyundai Marine & Fire Insurance Co., Ltd............... 39,512  1,453,720
 *   Hyundai Merchant Marine Co., Ltd....................... 10,376     34,560
     Hyundai Motor Co....................................... 14,724  1,379,092
     Hyundai Motor Securities Co., Ltd......................  7,871     59,138
     Hyundai Pharmaceutical Co., Ltd........................  5,505     21,158
 *   Hyundai Rotem Co., Ltd.................................  1,613     31,237
     Hyundai Steel Co....................................... 15,609    572,802
     Hyundai Telecommunication Co., Ltd.....................  3,577     30,358
     Hyundai Wia Corp.......................................  6,812    177,442
     HyVision System, Inc...................................  3,415     35,505
     ICD Co., Ltd...........................................  5,509     34,462
 *   IHQ, Inc............................................... 28,719     36,170
     Il Dong Pharmaceutical Co., Ltd........................  1,783     29,936
     IlDong Holdings Co., Ltd...............................    596      6,713
     Iljin Diamond Co., Ltd.................................    809     13,121
     Iljin Display Co., Ltd.................................  2,866      9,240
     Iljin Electric Co., Ltd................................  5,010     13,279
 *   Iljin Holdings Co., Ltd................................  6,463     15,861
     Iljin Materials Co., Ltd...............................    943     37,886
 *   Ilyang Pharmaceutical Co., Ltd.........................    972     21,934
 *   IM Co., Ltd............................................ 18,750     18,774
     iMarketKorea, Inc......................................  7,718     43,894
     InBody Co., Ltd........................................  3,074     57,018
     Industrial Bank of Korea............................... 51,468    672,095
 *   Infinitt Healthcare Co., Ltd...........................  2,343     11,498
 *   INITECH Co., Ltd.......................................  3,292     14,989
     Innocean Worldwide, Inc................................  1,400     71,298
 *   InnoWireless, Inc......................................    699     10,487
 *   Innox Advanced Materials Co., Ltd......................  1,244     43,553
 *   Insun ENT Co., Ltd.....................................  6,974     34,878
 *   Interflex Co., Ltd.....................................  4,407     41,214
     Interojo Co., Ltd......................................  1,938     34,034
     Interpark Corp.........................................  1,465      6,278
     Interpark Holdings Corp................................ 19,400     36,132
     Inzi Controls Co., Ltd.................................  2,340      8,559
     INZI Display Co., Ltd..................................  6,794      8,035
 *   Iones Co., Ltd.........................................  1,948     17,080
     IS Dongseo Co., Ltd....................................  8,590    234,373
     ISC Co., Ltd...........................................  3,394     27,188
     i-SENS, Inc............................................  1,006     20,185
     ISU Chemical Co., Ltd..................................  3,690     31,267
     IsuPetasys Co., Ltd....................................  3,544     17,461
     It's Hanbul Co., Ltd...................................    391      8,476
     J.ESTINA Co., Ltd......................................  2,616     12,051

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     JASTECH, Ltd...........................................  4,304 $   23,146
 *   Jayjun Cosmetic Co., Ltd...............................  4,560     45,911
     JB Financial Group Co., Ltd............................ 74,744    361,252
     JC Hyun System, Inc....................................  3,025     13,859
 *   Jcontentree Corp....................................... 12,863     51,640
     Jeju Air Co., Ltd......................................  2,132     57,726
 #   Jinsung T.E.C..........................................  6,911     42,731
     JLS Co., Ltd...........................................  1,806     11,297
     Jusung Engineering Co., Ltd............................  8,992     54,358
     JVM Co., Ltd...........................................    239      6,743
     JW Holdings Corp.......................................  4,372     22,493
     JW Pharmaceutical Corp.................................    901     26,271
 *   JYP Entertainment Corp.................................  6,019    151,719
     Kakao Corp.............................................  1,287    104,033
     Kangwon Land, Inc......................................  8,480    214,730
     KAON Media Co., Ltd....................................  5,150     25,858
     KB Financial Group, Inc................................ 36,689  1,527,884
     KB Financial Group, Inc., ADR.......................... 12,984    539,485
     KC Co., Ltd............................................  3,540     50,789
     KC Green Holdings Co., Ltd.............................  5,380     15,753
     KC Tech Co., Ltd.......................................  4,198     42,428
     KCC Engineering & Construction Co., Ltd................  2,612     15,460
     KEC Corp............................................... 44,982     38,727
     KEPCO Engineering & Construction Co., Inc..............    860     13,922
     KEPCO Plant Service & Engineering Co., Ltd.............  2,501     60,576
     Keyang Electric Machinery Co., Ltd.....................  7,846     23,237
 #*  KEYEAST Co., Ltd....................................... 20,377     49,424
     KG Chemical Corp.......................................  5,320     83,328
     KG Eco Technology Service Co., Ltd.....................  5,045     13,404
     Kginicis Co., Ltd......................................  7,157     88,456
     KGMobilians Co., Ltd...................................  5,711     35,054
 *   KH Vatec Co., Ltd......................................  4,940     27,896
     Kia Motors Corp........................................ 44,830  1,120,558
     Kishin Corp............................................  5,120     14,583
     KISWIRE, Ltd...........................................  2,880     54,694
     KIWOOM Securities Co., Ltd.............................  3,693    246,655
 *   KleanNara Co., Ltd.....................................  7,238     19,421
 *   KMH Co., Ltd...........................................  7,248     46,435
     Kodaco Co., Ltd........................................ 17,987     29,598
 #   Koentec Co., Ltd.......................................  2,935     16,911
     Koh Young Technology, Inc..............................  3,269    259,028
     Kolmar BNH Co., Ltd....................................  2,817     55,622
     Kolon Corp.............................................  2,604     70,265
     Kolon Global Corp......................................  2,357     12,288
     Kolon Industries, Inc..................................  6,444    285,149
 *   Kolon Life Science, Inc................................    627     34,014
     Kolon Plastic, Inc.....................................  3,939     20,685
 #*  Komipharm International Co., Ltd.......................  1,719     32,259
 *   KONA I Co., Ltd........................................  1,490     19,430
     Kopla Co., Ltd.........................................  3,008      7,020
 *   Korea Aerospace Industries, Ltd........................  5,693    145,017
     Korea Asset In Trust Co., Ltd.......................... 20,651     78,829
     Korea Autoglass Corp...................................  3,689     36,669
     Korea Cast Iron Pipe Industries Co., Ltd...............  2,160     18,497
 *   Korea Circuit Co., Ltd.................................  4,621     20,608
     Korea District Heating Corp............................    772     38,633
     Korea Electric Power Corp., Sponsored ADR.............. 13,909    166,352
     Korea Electric Terminal Co., Ltd.......................  2,336     76,971
     Korea Export Packaging Industrial Co., Ltd.............  1,272     22,784

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
 *   Korea Flange Co., Ltd..................................   7,150 $   10,214
 *   Korea Gas Corp.........................................   3,822    175,331
 *   Korea Information & Communications Co., Ltd............   4,831     41,698
     Korea Information Certificate Authority, Inc...........   4,361     13,095
     Korea Investment Holdings Co., Ltd.....................  11,977    626,352
     Korea Kolmar Co., Ltd..................................     907     43,313
     Korea Kolmar Holdings Co., Ltd.........................     888     22,631
 *   Korea Line Corp........................................   8,577    162,391
 *   Korea Materials & Analysis Corp........................   1,812     15,491
     Korea Petrochemical Ind Co., Ltd.......................   1,889    259,537
     Korea Real Estate Investment & Trust Co., Ltd..........  77,933    161,125
     Korea United Pharm, Inc................................   3,679     72,530
     Korea Zinc Co., Ltd....................................   1,113    371,207
     Korean Air Lines Co., Ltd..............................  39,843    964,519
     Korean Reinsurance Co..................................  40,226    342,569
     Kortek Corp............................................   6,293     78,992
     KPX Chemical Co., Ltd..................................   1,049     47,488
     KSS LINE, Ltd..........................................   5,445     32,944
     KT Corp., Sponsored ADR................................  14,332    198,355
 *   KT Hitel Co., Ltd......................................   2,844     10,090
     KT Skylife Co., Ltd....................................  14,519    158,362
     KT&G Corp..............................................   9,033    805,484
 #*  KTB Investment & Securities Co., Ltd...................  20,958     59,950
     KTCS Corp..............................................  17,023     33,462
     Ktis Corp..............................................   4,980      9,866
     Kukbo Design Co., Ltd..................................   1,171     12,275
     Kukdo Chemical Co., Ltd................................   1,090     43,237
     Kukdong Oil & Chemicals Co., Ltd.......................   5,000     13,907
     Kukje Pharma Co., Ltd..................................   3,354     12,408
     Kumho Industrial Co., Ltd..............................   7,949     68,268
     Kumho Petrochemical Co., Ltd...........................   3,848    292,322
 *   Kumho Tire Co., Inc....................................  29,214    128,910
     Kumkang Kind Co., Ltd..................................     850     16,002
     Kwang Dong Pharmaceutical Co., Ltd.....................   7,180     35,479
 *   Kwang Myung Electric Co., Ltd..........................   4,580      9,631
 *   Kyeryong Construction Industrial Co., Ltd..............   3,485     59,602
     Kyobo Securities Co., Ltd..............................   9,039     69,223
     Kyongbo Pharmaceutical Co., Ltd........................   1,747     15,400
     Kyung Dong Navien Co., Ltd.............................   1,147     37,245
     Kyungbang Co., Ltd.....................................   4,810     50,163
     KyungDong City Gas Co., Ltd............................     958     30,349
     KyungDong Invest Co., Ltd..............................     388     12,745
     Kyungdong Pharm Co., Ltd...............................   4,078     40,965
     Kyung-In Synthetic Corp................................   2,884     13,365
 #   L&F Co., Ltd...........................................   4,210    132,186
 #*  LB Semicon, Inc........................................  12,595     43,543
     LEADCORP, Inc. (The)...................................  10,359     51,080
 *   Leaders Cosmetics Co., Ltd.............................     848      8,289
 #   LEENO Industrial, Inc..................................   2,653    139,608
 #*  Leenos Corp............................................   9,553     14,902
     LF Corp................................................   8,238    158,711
     LG Chem, Ltd...........................................   6,621  2,023,215
     LG Corp................................................  15,362    895,027
     LG Display Co., Ltd., ADR.............................. 144,957  1,063,984
     LG Display Co., Ltd....................................  27,349    399,063
     LG Electronics, Inc....................................  34,839  1,947,668
 #   LG Hausys, Ltd.........................................   3,390    143,328
     LG Household & Health Care, Ltd........................     649    596,824
     LG Innotek Co., Ltd....................................   7,043    772,917

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
     LG International Corp..................................  11,639 $  160,685
     LG Uplus Corp.......................................... 121,768  1,730,596
     LIG Nex1 Co., Ltd......................................   1,547     39,565
     Lock & Lock Co., Ltd...................................   3,479     47,233
     LOT Vacuum Co., Ltd....................................   1,245      8,687
     Lotte Chemical Corp....................................   4,379  1,011,736
     Lotte Chilsung Beverage Co., Ltd.......................     108    129,795
     LOTTE Fine Chemical Co., Ltd...........................   7,009    252,044
     Lotte Food Co., Ltd....................................     158     90,909
     LOTTE Himart Co., Ltd..................................   2,663    131,513
     Lotte Non-Life Insurance Co., Ltd......................  41,598     90,688
     Lotte Shopping Co., Ltd................................   3,105    530,128
     LS Cable & System Asia, Ltd............................   2,950     13,109
     LS Corp................................................   8,392    373,308
     LS Industrial Systems Co., Ltd.........................   3,702    160,941
 *   Lumens Co., Ltd........................................  14,663     30,299
     Lutronic Corp..........................................   1,139      9,418
     LVMC Holdings..........................................  12,411     22,952
     Macquarie Korea Infrastructure Fund....................  55,049    437,782
 *   Macrogen, Inc..........................................   1,148     30,212
     Maeil Holdings Co., Ltd................................   4,128     40,840
 #   Mando Corp.............................................  15,095    406,147
     Mcnex Co., Ltd.........................................   6,556     82,716
     Medy-Tox, Inc..........................................     997    408,438
     Meerecompany, Inc......................................     218     11,954
     MegaStudyEdu Co., Ltd..................................   2,618     41,835
 *   Melfas, Inc............................................   5,717     13,135
     Meritz Financial Group, Inc............................  24,199    220,207
     Meritz Fire & Marine Insurance Co., Ltd................  30,872    493,960
     Meritz Securities Co., Ltd............................. 128,077    448,377
 *   Mgame Corp.............................................   4,913     10,187
 *   MiCo, Ltd..............................................  18,529     54,705
     Mirae Asset Daewoo Co., Ltd............................ 109,246    619,943
     Mirae Asset Life Insurance Co., Ltd....................  36,555    146,563
     Miwon Specialty Chemical Co., Ltd......................     926     53,258
     Mobase Co., Ltd........................................   3,844     10,153
     Modetour Network, Inc..................................   3,431     71,158
     MonAmi Co., Ltd........................................   9,145     19,726
     Moorim P&P Co., Ltd....................................   8,640     57,885
     Moorim Paper Co., Ltd..................................  13,596     33,947
     MyungMoon Pharm Co., Ltd...............................   4,773     21,615
     Namhae Chemical Corp...................................   4,401     39,093
 *   Namsun Aluminum Co., Ltd...............................  33,053     40,250
     Nasmedia Co., Ltd......................................     675     19,269
     NAVER Corp.............................................   4,115    414,398
     NCSoft Corp............................................     890    336,382
     NeoPharm Co., Ltd......................................   1,311     43,685
 *   Neowiz.................................................   1,936     19,467
 #   NEPES Corp.............................................   9,458     74,525
     Netmarble Corp.........................................     689     68,052
     Nexen Corp.............................................   8,669     39,384
     Nexen Tire Corp........................................  16,721    119,929
     Nexturn Co., Ltd.......................................   1,725     15,135
     NH Investment & Securities Co., Ltd....................  43,256    464,351
 *   NHN KCP Corp...........................................   3,175     28,446
     NICE Holdings Co., Ltd.................................  10,002    150,917
     Nice Information & Telecommunication, Inc..............   2,812     46,861
     NICE Information Service Co., Ltd......................  12,936    123,810
     NICE Total Cash Management Co., Ltd....................   5,591     61,949

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
 *   NK Co., Ltd............................................ 11,386 $   11,108
     Nong Shim Holdings Co., Ltd............................    757     43,917
     Nong Woo Bio Co., Ltd..................................  1,844     16,537
     NongShim Co., Ltd......................................    792    151,803
     Noroo Holdings Co., Ltd................................  1,230     12,658
     NOROO Paint & Coatings Co., Ltd........................  2,386     16,538
     NS Shopping Co., Ltd...................................  6,820     64,774
 *   NUTRIBIOTECH Co., Ltd..................................  1,057     14,138
     OCI Co., Ltd...........................................  6,671    501,184
     Openbase, Inc..........................................  7,431     12,168
 *   OPTRON-TEC, Inc........................................ 11,325     40,051
     Orion Corp.............................................    628     52,558
 #   Orion Holdings Corp....................................  7,716    106,340
 *   Osstem Implant Co., Ltd................................  3,554    133,488
 *   Osung Advanced Materials Co., Ltd......................  7,724     12,971
     Ottogi Corp............................................    102     59,103
     Paik Kwang Industrial Co., Ltd.........................  7,897     16,162
 *   Pan Ocean Co., Ltd..................................... 21,418     90,159
 *   Pan-Pacific Co., Ltd................................... 12,857     32,890
 *   PaperCorea, Inc........................................  9,563      6,503
     Paradise Co., Ltd......................................  2,175     34,368
     Partron Co., Ltd....................................... 18,711    143,087
 #*  Paru Co., Ltd..........................................  7,856     18,462
 *   People & Technology, Inc...............................  1,349     12,879
     PHARMA RESEARCH PRODUCTS Co., Ltd......................    426     12,265
     Poongsan Corp..........................................  9,581    204,037
     POSCO, Sponsored ADR................................... 33,942  1,955,738
     POSCO..................................................    877    200,739
     POSCO Chemtech Co., Ltd................................  6,847    393,844
     POSCO Coated & Color Steel Co., Ltd....................    778     12,918
     Posco Daewoo Corp...................................... 13,323    209,603
     Posco ICT Co., Ltd.....................................  7,848     38,193
 #   Posco M-Tech Co., Ltd..................................  3,977     20,581
 *   Power Logics Co., Ltd.................................. 17,904     90,001
     Protec Co., Ltd........................................  1,766     17,009
     PSK, Inc...............................................  5,746     66,740
     Pulmuone Co., Ltd......................................    468     39,106
     Pungkuk Alcohol Industry Co., Ltd......................  1,529     10,790
     Pyeong Hwa Automotive Co., Ltd.........................  6,035     32,536
     Rayence Co., Ltd.......................................    635      8,045
 *   Redrover Co., Ltd......................................  5,766     10,147
     RFTech Co., Ltd........................................  7,845     35,679
     S&S Tech Corp..........................................  4,200     10,771
 *   S&T Corp...............................................    655      7,344
     S&T Motiv Co., Ltd.....................................  3,948     91,387
     S-1 Corp...............................................  1,719    145,574
     Sajo Industries Co., Ltd...............................  1,222     53,779
 *   Sajodongaone Co., Ltd.................................. 16,592     15,873
 #   Sam Chun Dang Pharm Co., Ltd...........................  6,346    178,329
 *   SAM KANG M&T Co., Ltd..................................  2,334     11,764
     Sam Yung Trading Co., Ltd..............................  2,626     31,466
     Sambo Motors Co., Ltd..................................  3,256     17,754
     Samchully Co., Ltd.....................................    807     64,885
     Samchuly Bicycle Co., Ltd..............................  1,364      7,146
     SAMHWA Paints Industrial Co., Ltd......................  4,408     20,737
     Samick Musical Instruments Co., Ltd.................... 14,194     19,656
     Samick THK Co., Ltd....................................  1,380     14,123
     Samji Electronics Co., Ltd.............................  5,213     35,483
 *   Samjin LND Co., Ltd....................................  6,353      9,927

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SOUTH KOREA -- (Continued)
    Samjin Pharmaceutical Co., Ltd.........................   2,222 $    72,422
    Samkee Automotive Co., Ltd.............................  10,140      21,639
    Samkwang Glass Co., Ltd................................     985      25,265
    Sammok S-Form Co., Ltd.................................   2,563      24,955
    SAMPYO Cement Co., Ltd.................................  12,528      34,857
    Samsung Card Co., Ltd..................................  10,356     306,008
#   Samsung Electro-Mechanics Co., Ltd.....................  10,373   1,082,777
    Samsung Electronics Co., Ltd., GDR.....................   8,033   7,503,333
    Samsung Electronics Co., Ltd........................... 283,550  10,614,918
*   Samsung Engineering Co., Ltd...........................   4,451      71,847
    Samsung Fire & Marine Insurance Co., Ltd...............   6,202   1,517,555
*   Samsung Heavy Industries Co., Ltd...................... 114,831     704,516
    Samsung Life Insurance Co., Ltd........................   7,370     596,274
*   Samsung Pharmaceutical Co., Ltd........................   3,455       7,825
    Samsung SDS Co., Ltd...................................     893     151,902
    Samsung Securities Co., Ltd............................  17,167     405,575
    SAMT Co., Ltd..........................................  28,477      41,266
#   Samwha Capacitor Co., Ltd..............................   3,281     162,679
    Samyang Corp...........................................   1,274      67,889
    Samyang Foods Co., Ltd.................................     625      33,501
    Samyang Holdings Corp..................................   1,661     126,281
    Sang-A Frontec Co., Ltd................................   2,592      26,648
#*  Sangsangin Co., Ltd....................................  17,371     268,904
    Sangsin Brake..........................................   6,269      21,815
    Sangsin Energy Display Precision Co., Ltd..............   1,581      19,536
    SAVEZONE I&C Corp......................................   7,320      21,386
*   S-Connect Co., Ltd.....................................  28,101      34,353
    Seah Besteel Corp......................................   7,234     103,065
    SeAH Holdings Corp.....................................     341      29,925
*   SeAH Steel Corp........................................     578      29,858
    SeAH Steel Holdings Corp...............................     644      27,730
    Sebang Co., Ltd........................................   4,599      49,888
    Sebo Manufacturing Engineer Corp.......................   1,807      13,753
*   Seegene, Inc...........................................   1,339      21,688
    Sejong Industrial Co., Ltd.............................   4,410      20,376
*   Sekonix Co., Ltd.......................................   3,301      18,925
    Sempio Foods Co........................................      12         296
    S-Energy Co., Ltd......................................   2,942      13,411
*   Seobu T&D..............................................   7,173      55,372
    Seohan Co., Ltd........................................  45,007      67,073
#   Seoul Semiconductor Co., Ltd...........................  19,446     350,347
    SEOWONINTECH Co., Ltd..................................   3,718      13,213
    Seoyon Co., Ltd........................................   5,173      15,300
    Seoyon E-Hwa Co., Ltd..................................   2,891      10,161
*   Sewon Cellontech Co., Ltd..............................  12,648      41,151
    SFA Engineering Corp...................................  12,841     439,790
*   SFA Semicon Co., Ltd...................................  43,839      54,608
*   SG Corp................................................  33,602      18,012
*   SG&G Corp..............................................   1,946       2,991
*   SGA Co., Ltd...........................................  22,315      10,150
#   SH Energy & Chemical Co., Ltd..........................  56,470      48,065
*   Shin Poong Pharmaceutical Co., Ltd.....................   3,365      19,057
    Shindaeyang Paper Co., Ltd.............................     946      56,803
    Shinhan Financial Group Co., Ltd.......................  18,447     687,073
    Shinhan Financial Group Co., Ltd., ADR.................  18,630     689,496
    Shinsegae Engineering & Construction Co., Ltd..........   1,204      25,132
    Shinsegae Food Co., Ltd................................     389      31,084
    Shinsegae International, Inc...........................     138      17,920
    Shinsegae, Inc.........................................   2,394     546,602

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SOUTH KOREA -- (Continued)
 *   Shinsung E&G Co., Ltd..................................  29,577 $   29,512
 *   Shinsung Tongsang Co., Ltd.............................  24,154     17,402
 *   Shinwha Intertek Corp..................................   9,715     12,855
 *   Shinwon Corp...........................................  18,733     27,034
     SHOWBOX Corp...........................................  10,571     30,426
 *   Signetics Corp.........................................  13,123      8,899
     SIGONG TECH Co., Ltd...................................   2,844     14,072
     Silicon Works Co., Ltd.................................   1,799     62,662
     SIMMTECH Co., Ltd......................................   8,945     65,004
     SIMMTECH HOLDINGS Co., Ltd.............................  25,789     44,254
     SIMPAC, Inc............................................   4,080      8,471
     SK Bioland Co., Ltd....................................   1,729     19,008
     SK D&D Co., Ltd........................................     694     18,681
     SK Discovery Co., Ltd..................................   6,508    155,005
     SK Gas, Ltd............................................   2,169    139,542
     SK Holdings Co., Ltd...................................   6,440  1,482,849
     SK Hynix, Inc..........................................  69,101  4,161,632
     SK Innovation Co., Ltd.................................   9,493  1,781,551
     SK Materials Co., Ltd..................................   1,887    309,034
     SK Networks Co., Ltd...................................  59,521    223,170
 #*  SK Securities Co., Ltd................................. 123,727     80,926
     SK Telecom Co., Ltd., Sponsored ADR....................   1,900     49,229
     SK Telecom Co., Ltd....................................     786    184,679
     SKC Co., Ltd...........................................   9,852    288,116
 *   SKC Solmics Co., Ltd...................................  12,624     34,631
     SKCKOLONPI, Inc........................................   4,450    131,724
     SL Corp................................................   5,700     72,366
 *   SM Entertainment Co....................................   1,281     49,536
 #*  S-MAC Co., Ltd.........................................  38,704     34,835
 *   SNU Precision Co., Ltd.................................   5,939     12,277
     S-Oil Corp.............................................   6,749    736,466
 *   Solco Biomedical Co., Ltd..............................  53,047     19,168
 *   Solid, Inc.............................................   4,728     11,182
     Songwon Industrial Co., Ltd............................   7,689    117,182
     Soulbrain Co., Ltd.....................................   5,107    235,987
     SPC Samlip Co., Ltd....................................     518     57,299
     Ssangyong Cement Industrial Co., Ltd...................  48,615    205,694
 *   Ssangyong Motor Co.....................................  14,162     46,101
     Suheung Co., Ltd.......................................   1,649     39,688
     Sun Kwang Co., Ltd.....................................     702     10,169
 *   Sunchang Corp..........................................   2,805     12,008
     Sung Kwang Bend Co., Ltd...............................   6,687     68,624
 *   Sungchang Enterprise Holdings, Ltd.....................  29,253     50,738
     Sungdo Engineering & Construction Co., Ltd.............   3,890     14,649
 *   Sungshin Cement Co., Ltd...............................   5,696     44,030
     Sungwoo Hitech Co., Ltd................................  27,956     85,548
 *   Sunjin Co., Ltd........................................   4,399     42,590
 *   Suprema HQ, Inc........................................     703      3,345
 *   Suprema, Inc...........................................     651      9,227
     SurplusGlobal, Inc.....................................   3,060      8,335
 #*  Synopex, Inc...........................................  20,512     41,963
     Systems Technology, Inc................................   3,598     29,057
 *   Taewoong Co., Ltd......................................   4,708     43,835
     Taeyoung Engineering & Construction Co., Ltd...........  25,371    212,885
 *   Taihan Electric Wire Co., Ltd..........................  16,521     15,097
 *   Taihan Textile Co., Ltd................................   2,130     21,633
     Tailim Packaging Co., Ltd..............................   6,339     16,303
 *   TBH Global Co., Ltd....................................   5,201     16,430
     TechWing, Inc..........................................   2,847     25,341

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SOUTH KOREA -- (Continued)
     Telechips, Inc.........................................  1,183 $   10,247
 *   Tellus Co., Ltd........................................  2,630      1,931
 #   Tera Semicon Co., Ltd..................................  5,006     65,135
     TES Co., Ltd...........................................  7,837    103,947
     Tesna Co., Ltd.........................................  2,758     52,787
 *   Thinkware Systems Corp.................................  2,319     10,851
 *   TK Chemical Corp....................................... 11,104     17,656
     TK Corp................................................  4,614     49,010
     Tokai Carbon Korea Co., Ltd............................  1,409     69,849
     Tong Yang Moolsan Co., Ltd............................. 16,528     22,461
     Tongyang Life Insurance Co., Ltd....................... 20,755    103,049
     Top Engineering Co., Ltd...............................  5,140     39,822
 *   Toptec Co., Ltd........................................  6,539     76,430
     Tovis Co., Ltd.........................................  8,847     50,650
     TS Corp................................................  1,989     33,068
 *   T'way Holdings, Inc....................................  9,864     19,762
     UBCare Co., Ltd........................................  6,467     20,188
 *   Ugint Co., Ltd......................................... 15,565      7,443
     UIL Co., Ltd...........................................  5,306     20,399
 *   Unick Corp.............................................  3,277      9,824
     Unid Co., Ltd..........................................  3,047    107,605
     Union Semiconductor Equipment & Materials Co., Ltd..... 11,078     36,587
 *   Unison Co., Ltd........................................ 16,347     27,955
     UniTest, Inc...........................................  1,285     13,964
     Value Added Technology Co., Ltd........................  2,003     39,905
     Viatron Technologies, Inc..............................  1,206     10,418
     Vieworks Co., Ltd......................................  1,861     52,756
     Visang Education, Inc..................................  2,959     18,560
 *   Webzen, Inc............................................  3,631     47,638
 #*  Welcron Co., Ltd.......................................  4,034     10,341
     Whanin Pharmaceutical Co., Ltd.........................  3,611     54,097
 *   WillBes & Co. (The).................................... 12,360     11,745
     Wins Co., Ltd..........................................    945      9,284
     WiSoL Co., Ltd......................................... 12,152    166,194
 *   Wonik Holdings Co., Ltd................................ 17,153     60,526
     WONIK IPS Co., Ltd..................................... 10,183    170,953
 *   Wonik Materials Co., Ltd...............................  2,416     59,419
 *   Wonik QnC Corp.........................................  6,042     67,144
 *   Woongjin Co., Ltd...................................... 20,020     46,043
 *   Woongjin Energy Co., Ltd...............................  2,621      3,997
     Woongjin Thinkbig Co., Ltd.............................  9,970     36,259
     Woori Bank............................................. 88,365  1,224,383
     Woori Bank, Sponsored ADR..............................  2,923    121,407
 #*  Woori Investment Bank Co., Ltd......................... 78,784     49,595
 *   Wooridul Pharmaceutical, Ltd...........................  2,161     12,266
 *   Woorison F&G Co., Ltd.................................. 12,563     17,335
     Woory Industrial Co., Ltd..............................  1,316     32,634
     Y G-1 Co., Ltd.........................................  8,067     68,272
 *   YeaRimDang Publishing Co., Ltd.........................  7,920     35,492
 #   Yeong Hwa Metal Co., Ltd............................... 16,137     16,520
 #*  YJM Games Co., Ltd.....................................  7,970     12,462
     YMC Co., Ltd...........................................  1,801     12,307
     Yong Pyong Resort Co., Ltd.............................  5,002     23,210
 *   Yonwoo Co., Ltd........................................    670     10,905
     YooSung T&S Co., Ltd...................................  7,220     15,710
     Youlchon Chemical Co., Ltd.............................  1,990     21,582
     Young Poong Corp.......................................    115     66,291
     Youngone Corp..........................................  8,136    255,965
     Youngone Holdings Co., Ltd.............................  2,822    152,264

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
SOUTH KOREA -- (Continued)
*   YoungWoo DSP Co., Ltd..................................     2,174 $      3,847
#*  Yuanta Securities Korea Co., Ltd.......................    45,236      126,274
    Yuhan Corp.............................................       744      109,696
*   Yungjin Pharmaceutical Co., Ltd........................     2,603       12,649
    Zeus Co., Ltd..........................................     1,543       16,516
                                                                      ------------
TOTAL SOUTH KOREA..........................................            123,120,841
                                                                      ------------
SPAIN -- (1.7%)
    Acciona SA.............................................    15,118    1,275,222
    Acerinox SA............................................    88,824      992,511
    ACS Actividades de Construccion y Servicios SA.........    53,250    1,993,752
    Aena SME SA............................................     2,665      425,819
    Almirall SA............................................    17,549      317,958
    Amadeus IT Group SA....................................    33,766    2,718,993
*   Amper SA...............................................   310,784       91,924
    Applus Services SA.....................................    49,881      678,130
    Atresmedia Corp. de Medios de Comunicacion SA..........    31,367      176,662
    Azkoyen SA.............................................     4,453       36,397
    Banco Bilbao Vizcaya Argentaria SA.....................   475,604    2,624,903
    Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR......   122,180      668,326
    Banco de Sabadell SA................................... 1,618,770    2,131,283
    Banco Santander SA.....................................   910,974    4,334,372
    Banco Santander SA, Sponsored ADR......................   231,869    1,108,334
    Bankia SA..............................................   238,045      747,713
    Bankinter SA...........................................    62,012      508,064
*   Baron de Ley...........................................       571       69,184
    Bolsas y Mercados Espanoles SHMSF SA...................    28,507      843,266
    CaixaBank SA...........................................   425,302    1,721,075
    Cellnex Telecom SA.....................................    55,820    1,388,594
    Cia de Distribucion Integral Logista Holdings SA.......    14,308      345,446
    CIE Automotive SA......................................    24,889      658,724
    Construcciones y Auxiliar de Ferrocarriles SA..........     7,787      292,323
*   Deoleo SA..............................................   179,709       17,671
    Deoleo SA..............................................    38,935        3,815
    Distribuidora Internacional de Alimentacion SA.........   229,168      172,805
*   Duro Felguera SA.......................................   597,700        8,057
    Ebro Foods SA..........................................    15,430      302,883
*   eDreams ODIGEO SA......................................    15,161       61,738
    Elecnor SA.............................................     8,321      105,492
    Enagas SA..............................................   100,650    2,668,579
    Ence Energia y Celulosa SA.............................    81,778      686,919
    Endesa SA..............................................    25,180      526,491
    Ercros SA..............................................    63,653      289,302
    Euskaltel SA...........................................    27,048      226,447
    Faes Farma SA..........................................    69,787      293,461
    Ferrovial SA...........................................    21,926      438,979
    Fluidra SA.............................................    15,954      192,897
*   Fomento de Construcciones y Contratas SA...............     3,565       47,445
*   Global Dominion Access SA..............................    44,040      235,189
    Grifols SA.............................................    29,198      831,857
    Grupo Catalana Occidente SA............................    15,026      620,705
*   Grupo Empresarial San Jose SA..........................     3,318       18,210
*   Grupo Ezentis SA.......................................    46,082       34,843
    Iberdrola S.A..........................................   808,851    5,723,284
    Iberpapel Gestion SA...................................       348       11,849
    Iberpapel Gestion SA...................................         3          119
*   Indra Sistemas SA......................................    47,454      469,010
    Industria de Diseno Textil SA..........................    33,801      952,671
    Laboratorios Farmaceuticos Rovi SA.....................       824       15,227

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SPAIN -- (Continued)
*   Liberbank SA........................................... 786,584 $   368,062
    Mapfre SA.............................................. 553,152   1,652,923
    Mediaset Espana Comunicacion SA........................ 105,629     718,260
    Melia Hotels International SA..........................  22,222     228,358
    Miquel y Costas & Miquel SA............................   6,300     206,849
*   Natra SA...............................................   8,936       8,853
    Naturgy Energy Group SA................................  66,262   1,628,564
    Obrascon Huarte Lain SA................................  51,945      59,295
    Papeles y Cartones de Europa SA........................  24,260     459,079
*   Pharma Mar SA..........................................  17,214      21,015
*   Promotora de Informaciones SA, Class A.................  87,829     159,478
    Prosegur Cia de Seguridad SA...........................  80,299     445,957
*   Quabit Inmobiliaria SA.................................  23,935      45,994
*   Realia Business SA.....................................  45,943      51,519
    Red Electrica Corp. SA.................................  52,668   1,090,568
    Repsol SA, Sponsored ADR...............................  52,370     934,016
    Repsol SA.............................................. 193,508   3,457,758
    Sacyr S.A.............................................. 207,336     500,474
*   Siemens Gamesa Renewable Energy SA.....................  16,658     184,487
*   Solaria Energia y Medio Ambiente SA....................  36,783     158,373
*   Talgo SA...............................................  44,657     226,759
    Tecnicas Reunidas SA...................................   7,414     199,345
    Telefonica SA, Sponsored ADR...........................  47,435     389,441
    Telefonica SA.......................................... 295,400   2,423,183
*   Tubacex SA.............................................  24,810      87,920
*   Tubos Reunidos SA......................................  30,261       6,804
    Vidrala SA.............................................   5,432     451,079
    Viscofan SA............................................  14,893     890,844
*   Vocento SA.............................................   6,696       9,393
    Zardoya Otis SA........................................  46,903     321,084
                                                                    -----------
TOTAL SPAIN................................................          58,490,654
                                                                    -----------
SWEDEN -- (2.1%)
    AAK AB.................................................  71,490   1,077,595
    Acando AB..............................................  31,213     109,819
    AddLife AB.............................................   1,291      29,606
    AddNode Group AB.......................................   6,570      80,422
    AddTech AB, Class B....................................  10,926     223,446
    AF AB, Class B.........................................  22,285     477,949
    Ahlsell AB.............................................  29,655     150,097
    Alfa Laval AB..........................................  22,725     579,831
    Alimak Group AB........................................   3,548      49,942
    Arjo AB, Class B.......................................  31,024     105,410
    Assa Abloy AB, Class B.................................  14,504     288,496
    Atlas Copco AB, Class A................................  23,216     573,940
    Atlas Copco AB, Class B................................  13,492     309,011
    Atrium Ljungberg AB, Class B...........................  12,540     212,430
    Attendo AB.............................................  19,328     174,781
    Avanza Bank Holding AB.................................   7,027     375,763
    Axfood AB..............................................  15,489     276,309
*   BE Group AB............................................   1,844       8,766
    Beijer Alma AB.........................................  19,100     288,070
*   Beijer Electronics Group AB............................   1,764       8,215
    Beijer Ref AB..........................................  11,256     177,765
    Bergman & Beving AB....................................  12,025     112,896
    Besqab AB..............................................   1,033      13,073
    Betsson AB.............................................  63,564     551,927
    Bilia AB, Class A......................................  61,438     575,462
#   BillerudKorsnas AB.....................................  58,885     697,520

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWEDEN -- (Continued)
     BioGaia AB, Class B....................................   5,681 $  229,997
     Biotage AB.............................................   8,889    116,484
     Bjorn Borg AB..........................................  11,488     27,465
     Boliden AB.............................................  78,828  1,800,173
     Bonava AB..............................................   3,052     33,983
     Bonava AB, Class B.....................................  28,179    318,274
     Bufab AB...............................................  11,803    119,484
     Bulten AB..............................................   6,216     67,238
     Byggmax Group AB.......................................  31,325    127,735
     Castellum AB...........................................  18,860    325,103
     Catena AB..............................................   4,440     90,205
     Clas Ohlson AB, Class B................................  16,146    135,694
     Cloetta AB, Class B....................................  87,223    262,908
 *   Collector AB...........................................   5,084     29,698
     Com Hem Holding AB.....................................  81,222  1,267,186
     Concentric AB..........................................  14,627    196,284
     Coor Service Management Holding AB.....................   4,969     35,011
     Corem Property Group AB................................  21,057     25,196
     Dedicare AB, Class B...................................     870      5,375
     Dios Fastigheter AB....................................  30,294    182,479
     Dometic Group AB.......................................  67,294    469,973
 *   Doro AB................................................   9,675     43,288
     Duni AB................................................  10,582    118,725
     Dustin Group AB........................................  22,347    179,248
     Eastnine AB............................................   5,244     49,214
     Elanders AB, Class B...................................   2,164     22,364
     Electrolux AB..........................................  43,531    904,565
     Elekta AB, Class B.....................................  34,531    437,912
 *   Eltel AB...............................................  18,432     40,013
 *   Enea AB................................................   6,373     74,129
 *   Epiroc AB, Class A.....................................  20,877    183,214
 *   Epiroc AB, Class B.....................................  11,793     97,037
     Essity AB, Class A.....................................   3,204     72,801
     Essity AB, Class B.....................................  79,422  1,812,526
     eWork Group AB.........................................   3,724     35,369
     Fabege AB..............................................  39,842    508,758
 *   Fastighets AB Balder, Class B..........................  11,128    279,082
     FastPartner AB.........................................   3,822     22,971
     Fenix Outdoor International AG.........................     370     36,672
 *   Fingerprint Cards AB, Class B.......................... 115,486    142,753
     Getinge AB, Class B....................................  61,490    603,176
     Granges AB.............................................  42,402    448,278
     Gunnebo AB.............................................  41,274    109,881
     Haldex AB..............................................  20,108    170,095
     Hemfosa Fastigheter AB.................................  43,448    536,770
     Hennes & Mauritz AB, Class B...........................  47,331    835,996
     Hexagon AB, Class B....................................  20,566  1,006,574
     Hexpol AB..............................................  63,206    584,911
     HIQ International AB...................................  27,168    152,692
     Holmen AB, Class B.....................................  41,834    957,728
     Hufvudstaden AB, Class A...............................  21,576    318,970
     Husqvarna AB, Class A..................................  20,121    152,506
     Husqvarna AB, Class B.................................. 213,953  1,614,372
     ICA Gruppen AB.........................................  14,790    523,262
     Indutrade AB...........................................  22,986    551,746
 #   Intrum AB..............................................  23,743    605,596
     Inwido AB..............................................  52,454    349,570
     ITAB Shop Concept AB, Class B..........................   3,537      6,946
     JM AB..................................................  38,575    731,715

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWEDEN -- (Continued)
     KappAhl AB.............................................  36,944 $  105,892
     Karo Pharma AB.........................................  74,293    299,965
     Kindred Group P.L.C....................................  67,551    720,174
     Klovern AB, Class B.................................... 176,483    203,631
     KNOW IT AB.............................................  13,292    258,494
     Kungsleden AB..........................................  49,921    348,955
     Lagercrantz Group AB, Class B..........................  20,489    201,554
     Lifco AB, Class B......................................   4,216    179,016
     Lindab International AB................................  31,662    221,222
     Loomis AB, Class B.....................................  42,975  1,328,771
     Lundin Petroleum AB....................................  20,983    638,390
     Mekonomen AB...........................................  11,138    130,460
     Mekonomen AB...........................................   6,364     74,411
     Millicom International Cellular SA.....................  17,398    981,807
     Modern Times Group MTG AB, Class B.....................  15,821    584,011
     Momentum Group AB, Class B.............................  10,464    105,047
     MQ Holding AB..........................................  78,293    105,714
 #   Mycronic AB............................................  28,090    352,327
     NCC AB, Class B........................................  21,855    325,671
     Nederman Holding AB....................................   1,650     18,025
 *   Net Insight AB, Class B................................  64,475     19,373
     NetEnt AB..............................................  66,792    342,581
     New Wave Group AB, Class B.............................  17,752    107,918
     Nibe Industrier AB, Class B............................  68,079    710,538
     Nobia AB...............................................  66,819    425,033
     Nobina AB..............................................  66,772    445,543
     Nolato AB, Class B.....................................  15,102    695,385
     Nordea Bank Abp........................................ 191,018  1,660,114
     NP3 Fastigheter AB.....................................   5,919     39,503
     OEM International AB, Class B..........................   1,743     39,925
     Opus Group AB.......................................... 125,364     76,630
     Oriflame Holding AG....................................  16,049    378,866
     Peab AB................................................ 104,795    922,465
     Platzer Fastigheter Holding AB, Class B................   1,799     11,616
     Pricer AB, Class B.....................................  58,280     64,977
     Proact IT Group AB.....................................   4,817     92,552
 *   Qliro Group AB.........................................  30,520     40,271
     Ratos AB, Class B......................................  97,977    264,614
 *   RaySearch Laboratories AB..............................   7,166     90,313
 *   Recipharm AB, Class B..................................   7,443    110,138
     Rottneros AB...........................................  45,215     58,158
     Saab AB, Class B.......................................  13,776    540,103
     Sagax AB, Class B......................................  11,262    157,092
     Sandvik AB.............................................  83,367  1,317,931
 *   SAS AB................................................. 140,787    317,892
     Scandi Standard AB.....................................  26,039    159,619
     Scandic Hotels Group AB................................  28,289    258,586
     Sectra AB, Class B.....................................     495     12,908
     Securitas AB, Class B..................................  69,799  1,196,255
     Semcon AB..............................................   5,895     34,143
 *   Sensys Gatso Group AB.................................. 132,179     24,655
     Skandinaviska Enskilda Banken AB, Class A.............. 168,258  1,741,201
     Skandinaviska Enskilda Banken AB, Class C..............   1,755     18,024
     Skanska AB, Class B....................................  45,474    714,833
     SKF AB, Class A........................................   3,420     54,603
     SKF AB, Class B........................................  83,351  1,336,293
     SkiStar AB.............................................  12,979    338,247
     SSAB AB, Class A.......................................  13,020     52,054
     SSAB AB, Class A.......................................  31,121    124,244

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWEDEN -- (Continued)
    SSAB AB, Class B.......................................  73,712 $   238,687
    SSAB AB, Class B....................................... 109,354     354,641
    Svenska Cellulosa AB SCA, Class A......................   6,722      65,032
    Svenska Cellulosa AB SCA, Class B...................... 175,282   1,657,021
    Svenska Handelsbanken AB, Class A...................... 131,922   1,433,971
    Svenska Handelsbanken AB, Class B......................   2,424      26,851
    Sweco AB, Class B......................................  26,657     601,037
    Swedbank AB, Class A...................................  87,041   1,957,946
    Swedish Match AB.......................................  23,762   1,210,405
*   Swedish Orphan Biovitrum AB............................   8,103     165,380
    Systemair AB...........................................   1,709      18,070
    Tele2 AB, Class B...................................... 121,221   1,376,493
    Telefonaktiebolaget LM Ericsson, Sponsored ADR.........  60,233     521,618
    Telefonaktiebolaget LM Ericsson, Class A...............   4,242      37,618
    Telefonaktiebolaget LM Ericsson, Class B............... 123,302   1,073,561
    Telia Co. AB........................................... 590,862   2,659,760
    Thule Group AB.........................................  31,892     631,481
*   Tobii AB...............................................  13,736      50,992
    Trelleborg AB, Class B.................................  45,811     826,541
    Troax Group AB.........................................   2,999      83,213
    Victoria Park AB, Class B..............................   2,746      11,018
    Vitrolife AB...........................................  18,528     274,440
    Volvo AB, Class A......................................  42,804     640,962
    Volvo AB, Class B...................................... 229,169   3,422,446
    Wallenstam AB, Class B.................................  40,951     368,963
    Wihlborgs Fastigheter AB...............................  41,986     473,691
                                                                    -----------
TOTAL SWEDEN...............................................          71,076,482
                                                                    -----------
SWITZERLAND -- (4.5%)
    ABB, Ltd., Sponsored ADR...............................  55,400   1,111,324
    ABB, Ltd............................................... 241,211   4,853,537
    Adecco Group AG........................................  36,999   1,811,842
    Allreal Holding AG.....................................   6,875   1,054,637
*   Alpiq Holding AG.......................................   1,687     142,350
    ALSO Holding AG........................................   2,753     312,013
    ams AG.................................................   9,578     373,133
    APG SGA SA.............................................     506     178,203
*   Arbonia AG.............................................  20,762     260,450
#*  Aryzta AG..............................................  34,002     317,134
    Ascom Holding AG.......................................  19,142     305,275
    Autoneum Holding AG....................................   1,715     331,480
    Bachem Holding AG, Class B.............................     471      55,076
    Baloise Holding AG.....................................  16,415   2,346,246
    Banque Cantonale de Geneve.............................     384      74,151
    Banque Cantonale Vaudoise..............................   1,100     822,156
    Barry Callebaut AG.....................................     600   1,172,746
    Belimo Holding AG......................................     141     630,614
    Bell Food Group AG.....................................     804     252,114
    Bellevue Group AG......................................   4,979     108,249
    Berner Kantonalbank AG.................................   1,201     252,705
    BKW AG.................................................   3,899     247,297
    Bobst Group SA.........................................   5,176     391,249
    Bossard Holding AG, Class A............................   2,470     402,719
    Bucher Industries AG...................................   3,092     852,744
    Burckhardt Compression Holding AG......................   1,284     425,475
    Burkhalter Holding AG..................................   1,302     101,691
    Calida Holding AG......................................   2,049      63,867
    Carlo Gavazzi Holding AG...............................     107      29,078
    Cembra Money Bank AG...................................  10,354     868,366

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Cham Group AG..........................................      27 $    11,491
    Chocoladefabriken Lindt & Spruengli AG.................       5     399,061
    Cicor Technologies, Ltd................................     869      43,421
    Cie Financiere Richemont SA............................  25,931   1,895,312
    Cie Financiere Tradition SA............................     818      86,084
    Clariant AG............................................ 135,347   2,917,117
    Coltene Holding AG.....................................   1,624     165,741
    Conzzeta AG............................................     502     448,890
    Credit Suisse Group AG................................. 165,579   2,164,723
    Credit Suisse Group AG, Sponsored ADR..................  51,388     664,452
    Daetwyler Holding AG...................................   2,987     453,476
    DKSH Holding AG........................................  10,281     693,146
    dormakaba Holding AG...................................   1,029     742,363
*   Dottikon Es Holding AG.................................      16       8,144
    Dufry AG...............................................  11,336   1,277,339
    EFG International AG...................................  40,429     285,176
    Emmi AG................................................     875     635,983
    EMS-Chemie Holding AG..................................     886     488,160
    Energiedienst Holding AG...............................   1,334      39,062
*   Evolva Holding SA......................................  73,727      19,026
    Feintool International Holding AG......................   1,005      94,170
    Flughafen Zurich AG....................................   9,780   1,932,848
    Forbo Holding AG.......................................     536     786,735
    GAM Holding AG.........................................  79,101     459,351
    Geberit AG.............................................   3,490   1,366,466
    Georg Fischer AG.......................................   2,775   2,581,709
    Givaudan SA............................................     993   2,406,950
    Gurit Holding AG.......................................     219     198,844
    Helvetia Holding AG....................................   3,203   1,961,919
    HOCHDORF Holding AG....................................     415      63,286
    Huber & Suhner AG......................................   6,583     450,605
    Hypothekarbank Lenzburg AG.............................       9      40,029
    Implenia AG............................................   7,232     402,030
    Inficon Holding AG.....................................     668     320,382
    Interroll Holding AG...................................     256     473,616
    Intershop Holding AG...................................     394     193,604
    Julius Baer Group, Ltd.................................  42,750   1,949,604
    Jungfraubahn Holding AG................................     100      13,153
    Kardex AG..............................................   2,423     314,966
    Komax Holding AG.......................................   1,888     517,134
    Kudelski SA............................................  18,111     127,491
    Kuehne + Nagel International AG........................   2,593     360,387
    LafargeHolcim, Ltd.....................................  34,688   1,606,416
    LafargeHolcim, Ltd.....................................  23,757   1,093,731
*   Lastminute.com NV......................................   1,514      27,779
    LEM Holding SA.........................................     165     188,601
    Liechtensteinische Landesbank AG.......................   2,854     184,157
    Logitech International SA..............................  16,891     625,377
    Logitech International SA..............................  18,686     689,887
    Lonza Group AG.........................................   4,480   1,408,689
    Luzerner Kantonalbank AG...............................   1,229     616,262
    Meier Tobler Group AG..................................     996      17,258
    Metall Zug AG..........................................      70     206,722
*   Meyer Burger Technology AG.............................  60,123      31,476
    Mikron Holding AG......................................   1,017       9,209
    Mobilezone Holding AG..................................  11,127     123,450
    Mobimo Holding AG......................................   3,416     760,684
    Nestle SA.............................................. 261,736  22,096,560
*   Newron Pharmaceuticals SpA.............................   3,526      30,120

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
SWITZERLAND -- (Continued)
    Novartis AG, Sponsored ADR............................. 118,999 $ 10,407,653
    Novartis AG............................................  31,034    2,717,719
    OC Oerlikon Corp. AG................................... 102,197    1,216,266
*   Orascom Development Holding AG.........................   6,054       88,931
    Orell Fuessli Holding AG...............................     152       14,542
    Orior AG...............................................   2,210      195,210
    Panalpina Welttransport Holding AG.....................   3,854      470,960
    Partners Group Holding AG..............................   2,215    1,576,980
    Phoenix Mecano AG......................................     175       94,803
    Plazza AG, Class A.....................................     244       54,278
    PSP Swiss Property AG..................................  12,197    1,176,852
    Rieter Holding AG......................................   1,570      211,943
    Roche Holding AG.......................................   1,057      257,334
    Roche Holding AG.......................................  27,332    6,651,581
    Romande Energie Holding SA.............................      59       70,304
    Schaffner Holding AG...................................     215       57,603
    Schindler Holding AG...................................   1,376      285,738
*   Schmolz + Bickenbach AG................................ 261,907      192,253
    Schweiter Technologies AG..............................     498      565,501
    SFS Group AG...........................................   8,449      828,808
    SGS SA.................................................     275      653,139
    Siegfried Holding AG...................................   1,822      730,835
    Sika AG................................................  33,600    4,308,275
    Sonova Holding AG......................................   9,168    1,495,155
    St Galler Kantonalbank AG..............................     953      469,263
    Straumann Holding AG...................................   1,547    1,055,992
    Sulzer AG..............................................   5,396      541,613
    Sunrise Communications Group AG........................  23,109    2,034,097
    Swatch Group AG (The)..................................   5,114    1,727,374
    Swatch Group AG (The)..................................   8,093      540,214
    Swiss Life Holding AG..................................   7,043    2,656,723
    Swiss Re AG............................................  27,430    2,475,083
    Swisscom AG............................................   9,184    4,205,185
    Swissquote Group Holding SA............................   4,459      231,825
    Tamedia AG.............................................     619       72,819
    Tecan Group AG.........................................   2,313      521,784
    Temenos AG.............................................  14,082    1,935,388
    Thurgauer Kantonalbank.................................     112       11,507
    Tornos Holding AG......................................   3,658       29,813
    u-blox Holding AG......................................   4,230      530,042
    UBS Group AG...........................................   2,937       41,051
*   UBS Group AG........................................... 324,871    4,515,707
    Valiant Holding AG.....................................   6,995      789,868
    Valora Holding AG......................................   1,827      457,053
    VAT Group AG...........................................   8,068      809,562
    Vaudoise Assurances Holding SA.........................     473      237,688
    Vetropack Holding AG...................................      84      192,277
    Vifor Pharma AG........................................  11,138    1,609,764
*   Von Roll Holding AG....................................  14,867       18,114
    Vontobel Holding AG....................................  12,679      786,670
    VP Bank AG.............................................   1,209      194,570
    VZ Holding AG..........................................     676      191,500
    Ypsomed Holding AG.....................................   1,220      163,753
    Zehnder Group AG.......................................   5,117      204,726
    Zug Estates Holding AG, Class B........................      39       66,011
    Zuger Kantonalbank AG..................................      31      179,121
    Zurich Insurance Group AG..............................  17,116    5,314,195
                                                                    ------------
TOTAL SWITZERLAND..........................................          149,450,760
                                                                    ------------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  TAIWAN -- (3.5%)
      Ability Opto-Electronics Technology Co., Ltd...........  22,000 $ 34,916
      Abnova Corp............................................  11,000   10,319
      AcBel Polytech, Inc.................................... 140,540   80,832
  #   Accton Technology Corp................................. 173,929  481,421
      Acer, Inc.............................................. 805,521  566,814
      ACES Electronic Co., Ltd...............................  43,000   21,874
  *   Acon Holding, Inc......................................  73,000   14,160
      Acter Co., Ltd.........................................  25,300  131,772
      Actron Technology Corp.................................  35,000  103,277
      A-DATA Technology Co., Ltd.............................  71,503   87,448
      Addcn Technology Co., Ltd..............................   3,000   23,438
      Adlink Technology, Inc.................................  29,933   33,990
      Advanced Ceramic X Corp................................  11,000   69,280
      Advanced International Multitech Co., Ltd..............  64,000   65,224
  *   Advanced Lithium Electrochemistry Cayman Co., Ltd......  30,000   13,493
      Advanced Optoelectronic Technology, Inc................  31,000   15,819
      Advanced Wireless Semiconductor Co.....................  71,000   88,753
      Advancetek Enterprise Co., Ltd.........................  67,532   32,903
      Advantech Co., Ltd.....................................  34,586  238,646
      Aerospace Industrial Development Corp.................. 286,000  261,044
  *   AGV Products Corp...................................... 165,413   35,403
  #   Airtac International Group.............................  33,773  291,367
      Alchip Technologies, Ltd...............................  15,000   33,848
      All Ring Tech Co., Ltd.................................  49,000   68,622
      Allied Circuit Co., Ltd................................   5,000    8,577
      Allis Electric Co., Ltd................................  65,000   25,065
      Alltek Technology Corp.................................  32,002   16,575
      Alltop Technology Co., Ltd.............................  28,000   43,179
      Alpha Networks, Inc.................................... 115,200   50,822
      Amazing Microelectronic Corp...........................  24,274   57,517
      Ambassador Hotel (The).................................  55,000   39,636
      AMICCOM Electronics Corp...............................  10,000    5,922
      AMPOC Far-East Co., Ltd................................  24,000   18,446
  *   AmTRAN Technology Co., Ltd............................. 334,000  127,634
      Anpec Electronics Corp.................................  31,781   54,525
      AP Memory Technology Corp..............................   8,397   12,206
      Apacer Technology, Inc.................................  40,501   34,205
      APAQ Technology Co., Ltd...............................  26,319   25,004
      APCB, Inc..............................................  62,000   52,162
      Apex Biotechnology Corp................................  31,226   27,264
  *   Apex International Co., Ltd............................  37,252   35,538
      Apex Medical Corp......................................  20,000   15,639
      Apex Science & Engineering.............................  75,920   22,152
      Arcadyan Technology Corp...............................  46,674   76,336
      Ardentec Corp.......................................... 253,120  220,793
      Argosy Research, Inc...................................  26,000   23,099
      ASE Technology Holding Co., Ltd., ADR..................  80,709  309,114
      ASE Technology Holding Co., Ltd........................ 279,796  564,327
      Asia Cement Corp....................................... 399,029  423,080
      Asia Optical Co., Inc..................................  67,000  120,697
  *   Asia Pacific Telecom Co., Ltd.......................... 868,000  167,113
      Asia Tech Image, Inc...................................  13,000   15,284
      Asia Vital Components Co., Ltd......................... 128,053   88,029
      ASMedia Technology, Inc................................   7,364  101,947
      ASPEED Technology, Inc.................................   6,000   88,415
      ASROCK, Inc............................................   6,000    9,481
      Asustek Computer, Inc.................................. 100,502  745,246
      Aten International Co., Ltd............................  47,000  117,912
      AU Optronics Corp., Sponsored ADR......................  19,522   74,769

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
#   AU Optronics Corp...................................... 3,746,980 $1,463,966
    Audix Corp.............................................    47,200     53,938
#   AURAS Technology Co., Ltd..............................    30,000     58,473
    Aurora Corp............................................    23,100     70,336
    Avalue Technology, Inc.................................    16,000     18,881
    AVY Precision Technology, Inc..........................    49,962     46,617
    Axiomtek Co., Ltd......................................    18,000     29,154
    Bank of Kaohsiung Co., Ltd.............................   236,393     67,261
    BenQ Materials Corp....................................    69,000     32,351
#   BES Engineering Corp...................................   619,000    140,550
    Bin Chuan Enterprise Co., Ltd..........................    51,000     23,120
    Bionime Corp...........................................     7,000     10,775
    Bioteque Corp..........................................    31,000     83,823
    Bizlink Holding, Inc...................................    56,038    299,834
*   Boardtek Electronics Corp..............................    47,000     41,988
    Bothhand Enterprise, Inc...............................    26,000     31,002
    Bright Led Electronics Corp............................    47,000     15,118
    Brighton-Best International Taiwan, Inc................    42,423     45,684
*   Browave Corp...........................................    26,000     26,048
    C Sun Manufacturing, Ltd...............................    79,000     63,660
    Capital Futures Corp...................................    20,900     27,946
    Capital Securities Corp................................   834,600    250,094
#   Career Technology MFG. Co., Ltd........................   147,962    205,258
#   Casetek Holdings, Ltd..................................    82,753    117,054
    Caswell, Inc...........................................     7,000     16,293
    Catcher Technology Co., Ltd............................   191,360  1,934,876
    Cathay Financial Holding Co., Ltd......................   711,692  1,129,933
#   Cathay Real Estate Development Co., Ltd................   255,300    151,846
    Cayman Engley Industrial Co., Ltd......................    15,327     54,928
    Center Laboratories, Inc...............................   105,063    194,604
    Central Reinsurance Co., Ltd...........................    67,788     36,471
    Chailease Holding Co., Ltd.............................   316,200    906,912
    Chain Chon Industrial Co., Ltd.........................    27,000      7,053
*   Champion Building Materials Co., Ltd...................    74,526     16,732
    Chang Hwa Commercial Bank, Ltd.........................   859,048    488,019
    Chang Wah Electromaterials, Inc........................    21,913     90,557
    Channel Well Technology Co., Ltd.......................    85,000     59,860
    Charoen Pokphand Enterprise............................    73,920    100,295
    Chaun-Choung Technology Corp...........................    31,000    104,293
    CHC Healthcare Group...................................    19,000     20,204
    CHC Resources Corp.....................................    31,900     52,010
    Chen Full International Co., Ltd.......................    48,000     50,448
    Chenbro Micom Co., Ltd.................................    33,000     35,632
*   Cheng Fwa Industrial Co., Ltd..........................    36,000     14,600
    Cheng Loong Corp.......................................   309,360    197,580
*   Cheng Mei Materials Technology Corp....................   221,100     51,385
#   Cheng Shin Rubber Industry Co., Ltd....................   568,341    801,841
    Cheng Uei Precision Industry Co., Ltd..................   183,051    126,384
    Chenming Mold Industry Corp............................    38,000     17,177
    Chian Hsing Forging Industrial Co., Ltd................    21,000     27,645
    Chicony Electronics Co., Ltd...........................   159,400    319,484
    Chicony Power Technology Co., Ltd......................    68,807     95,825
    Chieftek Precision Co., Ltd............................     6,000     14,019
#   Chilisin Electronics Corp..............................    67,024    161,444
    China Airlines, Ltd.................................... 2,166,019    642,750
    China Bills Finance Corp...............................   388,000    165,809
    China Chemical & Pharmaceutical Co., Ltd...............    99,000     58,546
    China Development Financial Holding Corp............... 2,160,412    695,606
    China Ecotek Corp......................................    11,000     10,397

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    China Electric Manufacturing Corp......................   168,000 $   47,601
    China General Plastics Corp............................   193,580    114,987
    China Life Insurance Co., Ltd..........................   460,412    437,599
    China Metal Products...................................   104,290    101,673
#   China Steel Chemical Corp..............................    35,000    142,472
    China Steel Corp....................................... 1,025,881    810,236
    China Steel Structure Co., Ltd.........................    24,000     20,233
    China Wire & Cable Co., Ltd............................    34,160     26,608
    Chinese Maritime Transport, Ltd........................    31,570     30,959
*   Ching Feng Home Fashions Co., Ltd......................    21,000      9,651
    Chin-Poon Industrial Co., Ltd..........................   154,126    172,245
    Chipbond Technology Corp...............................   349,000    642,784
*   ChipMOS Techinologies, Inc., ADR.......................     3,311     43,639
*   ChipMOS Techinologies, Inc.............................    39,096     27,047
    Chlitina Holding, Ltd..................................    19,000    127,018
    Chong Hong Construction Co., Ltd.......................   106,941    243,799
#   Chroma ATE, Inc........................................    65,560    230,955
    Chun YU Works & Co., Ltd...............................    18,000     11,523
    Chun Yuan Steel........................................   160,570     51,961
    Chung Hsin Electric & Machinery Manufacturing Corp.....   194,000    127,655
*   Chung Hung Steel Corp..................................   549,212    210,053
    Chung Hwa Pulp Corp....................................   191,629     56,375
    Chunghwa Precision Test Tech Co., Ltd..................     2,000     27,094
    Chunghwa Telecom Co., Ltd., Sponsored ADR..............     3,011    105,626
    Chunghwa Telecom Co., Ltd..............................    74,727    263,947
    Chyang Sheng Dyeing & Finishing Co., Ltd...............    51,000     19,038
    Cleanaway Co., Ltd.....................................    37,000    204,196
    Clevo Co...............................................   182,401    142,056
#*  CMC Magnetics Corp.....................................   893,101    159,748
    CoAsia Microelectronics Corp...........................    65,094     21,056
    Coland Holdings, Ltd...................................    11,000      9,811
    Compal Electronics, Inc................................ 1,304,747    720,713
#   Compeq Manufacturing Co., Ltd..........................   626,000    402,079
    Compucase Enterprise...................................    31,000     20,970
    Concord Securities Co., Ltd............................   136,095     31,797
    Concraft Holding Co., Ltd..............................    11,000     41,808
    Continental Holdings Corp..............................   130,200     54,655
*   Contrel Technology Co., Ltd............................    40,000     20,911
#   Coremax Corp...........................................    31,000     96,729
    Coretronic Corp........................................   199,000    273,842
    Co-Tech Development Corp...............................   101,253     83,699
    Coxon Precise Industrial Co., Ltd......................    40,000     19,418
#*  CSBC Corp. Taiwan......................................    69,344     72,598
    CTBC Financial Holding Co., Ltd........................ 1,901,655  1,273,406
    CTCI Corp..............................................   248,444    350,857
    Cub Elecparts, Inc.....................................    15,679     94,885
    CviLux Corp............................................    26,600     19,209
    CX Technology Co., Ltd.................................    16,689     11,119
    CyberPower Systems, Inc................................    20,000     46,619
    CyberTAN Technology, Inc...............................   152,424     60,285
    Cypress Technology Co., Ltd............................    17,000     31,347
    DA CIN Construction Co., Ltd...........................    60,000     35,546
    Dadi Early-Childhood Education Group, Ltd..............     7,495     51,872
    Da-Li Development Co., Ltd.............................    60,603     52,694
*   Danen Technology Corp..................................   121,000     11,131
    Darfon Electronics Corp................................   104,000    119,907
    Darwin Precisions Corp.................................   146,000     72,718
    Daxin Materials Corp...................................    31,100     65,036
    De Licacy Industrial Co., Ltd..........................    61,742     39,263

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
*   Delpha Construction Co., Ltd...........................    53,320 $   27,070
    Delta Electronics, Inc.................................    98,699    415,446
    Depo Auto Parts Ind Co., Ltd...........................    58,000    126,021
    Dimerco Express Corp...................................    27,000     16,414
*   D-Link Corp............................................   313,976    102,440
    DYNACOLOR, Inc.........................................    17,000     19,741
*   Dynamic Electronics Co., Ltd...........................   134,183     31,767
    Dynapack International Technology Corp.................    57,000     71,673
    E Ink Holdings, Inc....................................   256,000    202,715
    E.Sun Financial Holding Co., Ltd....................... 1,637,200  1,087,052
    Eastern Media International Corp.......................    61,064     27,446
    Eclat Textile Co., Ltd.................................    36,143    430,344
    ECOVE Environment Corp.................................    14,000     77,379
*   Edimax Technology Co., Ltd.............................    52,313     14,115
*   Edison Opto Corp.......................................    40,000     15,919
    Edom Technology Co., Ltd...............................    54,162     21,609
    eGalax_eMPIA Technology, Inc...........................    23,861     30,133
    Egis Technology, Inc...................................    33,000    104,089
    Elan Microelectronics Corp.............................    82,600    154,316
*   E-Lead Electronic Co., Ltd.............................    42,000     17,562
    E-LIFE MALL Corp.......................................    25,000     50,366
    Elite Advanced Laser Corp..............................    93,723    163,820
#   Elite Material Co., Ltd................................   135,162    270,927
    Elite Semiconductor Memory Technology, Inc.............   114,000    109,703
    Elitegroup Computer Systems Co., Ltd...................   157,087     64,659
    eMemory Technology, Inc................................    19,000    140,983
    Ennoconn Corp..........................................    21,000    139,669
    EnTie Commercial Bank Co., Ltd.........................   165,000     67,104
    Epileds Technologies, Inc..............................    29,000     13,224
    Epistar Corp...........................................   439,743    398,726
    Eson Precision Ind. Co., Ltd...........................    35,000     31,458
    Eternal Materials Co., Ltd.............................   278,993    207,981
*   E-Ton Solar Tech Co., Ltd..............................   148,022     12,125
*   Etron Technology, Inc..................................   155,000     42,836
    Eurocharm Holdings Co., Ltd............................    11,000     30,971
    Eva Airways Corp....................................... 1,534,776    703,072
*   Everest Textile Co., Ltd...............................   113,995     44,287
    Evergreen International Storage & Transport Corp.......   209,000     86,544
    Evergreen Marine Corp. Taiwan, Ltd.....................   566,561    209,308
    Everlight Chemical Industrial Corp.....................   154,155     77,117
    Everlight Electronics Co., Ltd.........................   154,225    132,878
*   Everspring Industry Co., Ltd...........................    35,000     12,422
    Excelsior Medical Co., Ltd.............................    46,172     66,341
    EZconn Corp............................................    12,000     10,786
    Far Eastern Department Stores, Ltd.....................   415,249    207,692
    Far Eastern International Bank......................... 1,006,576    322,276
    Far Eastern New Century Corp...........................   536,625    539,747
    Far EasTone Telecommunications Co., Ltd................   191,000    455,150
    Faraday Technology Corp................................    62,637     65,198
    Farglory Land Development Co., Ltd.....................   164,575    188,132
*   Federal Corp...........................................   173,567     61,226
    Feedback Technology Corp...............................     6,300     14,925
    Feng Hsin Steel Co., Ltd...............................   156,000    295,952
    Feng TAY Enterprise Co., Ltd...........................    44,953    270,424
*   First Copper Technology Co., Ltd.......................    61,000     17,836
    First Financial Holding Co., Ltd....................... 1,583,859  1,002,017
    First Hi-Tec Enterprise Co., Ltd.......................    21,000     21,113
    First Hotel............................................    66,378     29,491
    First Insurance Co., Ltd. (The)........................    35,000     15,283

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CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 TAIWAN -- (Continued)
 *   First Steamship Co., Ltd............................... 227,113 $   78,373
     FLEXium Interconnect, Inc.............................. 183,515    463,952
     Flytech Technology Co., Ltd............................  61,312    137,896
     FocalTech Systems Co., Ltd............................. 111,000     81,381
     Forest Water Environment Engineering Co., Ltd..........  11,000     20,141
     Formosa Advanced Technologies Co., Ltd.................  31,000     30,830
     Formosa Chemicals & Fibre Corp......................... 207,821    754,194
     Formosa International Hotels Corp......................  14,246     61,550
     Formosa Laboratories, Inc..............................  30,403     38,637
     Formosa Petrochemical Corp.............................  75,000    296,083
     Formosa Plastics Corp.................................. 138,000    451,271
     Formosa Sumco Technology Corp..........................   8,000     27,425
     Formosan Union Chemical................................ 117,426     62,691
     Fortune Electric Co., Ltd..............................  22,000     12,728
     Founding Construction & Development Co., Ltd...........  45,208     23,389
     Foxsemicon Integrated Technology, Inc..................  27,845     97,457
     Froch Enterprise Co., Ltd..............................  89,000     34,209
     Fubon Financial Holding Co., Ltd....................... 942,019  1,477,938
     Fulgent Sun International Holding Co., Ltd.............  46,382     67,575
     Fulltech Fiber Glass Corp.............................. 120,965     58,431
     Fwusow Industry Co., Ltd...............................  70,321     41,454
     Gallant Precision Machining Co., Ltd...................  65,000     48,143
     Gamania Digital Entertainment Co., Ltd.................  17,000     31,415
     GEM Services, Inc......................................  22,000     37,480
     Gemtek Technology Corp................................. 125,348     74,580
     General Interface Solution Holding, Ltd................  97,000    323,969
     General Plastic Industrial Co., Ltd....................  19,114     16,251
     Generalplus Technology, Inc............................  39,000     37,382
     Genesys Logic, Inc.....................................  43,000     36,435
     Genius Electronic Optical Co., Ltd.....................  46,000    298,806
 *   Genmont Biotech, Inc...................................  23,000     19,253
     GeoVision, Inc.........................................  18,944     12,077
     Getac Technology Corp.................................. 182,000    214,442
     Giant Manufacturing Co., Ltd...........................  65,760    251,677
     Giantplus Technology Co., Ltd.......................... 169,000     50,132
     Gigabyte Technology Co., Ltd........................... 126,000    165,663
     Gigasolar Materials Corp...............................   3,600      9,885
 *   Gigastorage Corp....................................... 155,450     35,481
     Ginko International Co., Ltd...........................  18,000    102,774
     Global Brands Manufacture, Ltd......................... 122,000     46,078
     Global Lighting Technologies, Inc......................  29,000     32,054
     Global Mixed Mode Technology, Inc......................  17,000     32,853
     Global PMX Co., Ltd....................................  15,000     34,962
     Global Unichip Corp....................................  32,000    218,667
     Globalwafers Co., Ltd..................................  29,000    230,856
     Globe Union Industrial Corp............................ 129,075     61,074
     Gloria Material Technology Corp........................ 194,636    105,230
 *   GlycoNex, Inc..........................................  17,000     13,324
 *   Gold Circuit Electronics, Ltd.......................... 171,000     56,718
 #   Goldsun Building Materials Co., Ltd.................... 523,624    138,338
     Gourmet Master Co., Ltd................................  14,026     85,070
     Grand Ocean Retail Group, Ltd..........................  40,000     41,635
     Grand Pacific Petrochemical............................ 366,000    247,728
     Grand Plastic Technology Corp..........................   8,000     23,821
     GrandTech CG Systems, Inc..............................  25,000     29,389
 #   Grape King Bio, Ltd....................................  37,000    233,378
     Great China Metal Industry.............................  57,000     45,776
     Great Taipei Gas Co., Ltd..............................  41,000     37,666
     Great Wall Enterprise Co., Ltd......................... 382,446    373,109

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
    Greatek Electronics, Inc...............................   173,000 $  215,964
*   Green Energy Technology, Inc...........................   111,581     36,543
    Green Seal Holding, Ltd................................    29,700     34,890
    GTM Holdings Corp......................................    28,350     15,952
    Hannstar Board Corp....................................   166,096    113,829
*   HannsTouch Solution, Inc...............................   181,465     33,733
    Harvatek Corp..........................................    58,239     23,468
    Hey Song Corp..........................................   114,500    102,959
    Highwealth Construction Corp...........................   257,478    378,215
    HIM International Music, Inc...........................    13,800     35,291
    Hiroca Holdings, Ltd...................................    21,795     50,468
    Hitron Technology, Inc.................................    87,559     47,733
#   Hiwin Technologies Corp................................    66,247    429,950
*   Ho Tung Chemical Corp..................................   362,118     78,131
    Hocheng Corp...........................................    66,000     16,546
    Holiday Entertainment Co., Ltd.........................    12,000     22,260
    Holtek Semiconductor, Inc..............................    75,000    142,085
    Holy Stone Enterprise Co., Ltd.........................    54,000    170,376
    Hon Hai Precision Industry Co., Ltd....................   617,177  1,571,054
    Hon Hai Precision Industry Co., Ltd., GDR..............    17,180     90,023
    Hong Pu Real Estate Development Co., Ltd...............    94,695     60,687
    Hong YI Fiber Industry Co..............................    43,000     21,272
    Horizon Securities Co., Ltd............................   142,000     28,690
#   Hota Industrial Manufacturing Co., Ltd.................    64,047    269,647
#   Hotai Motor Co., Ltd...................................    33,000    228,341
    Hotron Precision Electronic Industrial Co., Ltd........    15,300     17,442
#   Hsin Kuang Steel Co., Ltd..............................    87,000     93,681
    Hsin Yung Chien Co., Ltd...............................    15,800     39,405
#*  HTC Corp...............................................   180,522    196,503
    Hu Lane Associate, Inc.................................    37,431     95,671
    Hua Nan Financial Holdings Co., Ltd.................... 1,203,897    680,006
    Huaku Development Co., Ltd.............................   118,540    241,126
    Huang Hsiang Construction Corp.........................    49,000     39,426
    Hung Ching Development & Construction Co., Ltd.........    60,000     45,219
    Hung Sheng Construction, Ltd...........................   292,200    248,456
*   Hwa Fong Rubber Industrial Co., Ltd....................    97,304     39,654
    Ibase Technology, Inc..................................    47,353     49,576
*   Ichia Technologies, Inc................................   139,000     62,290
*   I-Chiun Precision Industry Co., Ltd....................    61,000     16,611
*   Ideal Bike Corp........................................    61,572     14,858
    IEI Integration Corp...................................    66,600     69,534
    Innodisk Corp..........................................    38,061    131,563
#   Innolux Corp........................................... 3,573,685  1,085,129
    Inpaq Technology Co., Ltd..............................    27,000     21,000
    Intai Technology Corp..................................    12,000     30,547
#   Integrated Service Technology, Inc.....................    34,596     37,167
    IntelliEPI, Inc........................................     5,000      7,167
    International CSRC Investment Holdings Co..............   289,635    324,862
    International Games System Co., Ltd....................    33,000    146,806
#   Inventec Corp..........................................   706,945    571,353
    Iron Force Industrial Co., Ltd.........................    13,000     25,799
    I-Sheng Electric Wire & Cable Co., Ltd.................    40,000     51,608
#   ITEQ Corp..............................................    99,835    128,171
    Jarllytec Co., Ltd.....................................    15,000     20,787
    Jentech Precision Industrial Co., Ltd..................     9,000     16,730
    Jess-Link Products Co., Ltd............................    45,000     38,598
    Jih Lin Technology Co., Ltd............................    10,000     22,037
    Jih Sun Financial Holdings Co., Ltd....................   684,425    198,795
    Johnson Health Tech Co., Ltd...........................    31,959     32,848

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CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  TAIWAN -- (Continued)
      Jourdeness Group, Ltd..................................  18,000 $ 45,180
      K Laser Technology, Inc................................  77,000   29,089
      Kaori Heat Treatment Co., Ltd..........................  47,147   53,788
      Kaulin Manufacturing Co., Ltd..........................  34,000   17,699
      KEE TAI Properties Co., Ltd............................ 186,790   70,765
      Kenda Rubber Industrial Co., Ltd....................... 162,825  156,018
      Kenmec Mechanical Engineering Co., Ltd.................  68,000   20,043
      Kerry TJ Logistics Co., Ltd............................  61,000   71,924
      Key Ware Electronics Co., Ltd..........................  49,793   13,659
  #   Kindom Construction Corp............................... 215,000  118,468
      King Chou Marine Technology Co., Ltd...................  28,220   31,072
      King Slide Works Co., Ltd..............................   9,000   93,651
  #   King Yuan Electronics Co., Ltd......................... 705,545  413,218
      Kingcan Holdings, Ltd..................................  17,712    7,105
      Kingpak Technology, Inc................................  10,000   39,932
      King's Town Bank Co., Ltd.............................. 332,000  317,664
      King's Town Construction Co., Ltd......................  30,000   18,207
      Kinik Co...............................................  59,000  101,124
  #*  Kinko Optical Co., Ltd.................................  37,000   27,416
      Kinpo Electronics...................................... 563,000  168,717
      Kinsus Interconnect Technology Corp.................... 118,000  154,846
      KMC Kuei Meng International, Inc.......................  26,581   82,195
      KS Terminals, Inc......................................  47,162   58,016
  #   Kung Long Batteries Industrial Co., Ltd................  31,000  143,764
      Kung Sing Engineering Corp............................. 121,000   27,858
  *   Kuo Toong International Co., Ltd.......................  59,103   40,021
      Kuoyang Construction Co., Ltd.......................... 169,420   61,578
      Kwong Fong Industries Corp.............................  48,915   21,935
      Kwong Lung Enterprise Co., Ltd.........................  19,000   25,300
      L&K Engineering Co., Ltd...............................  74,000   60,762
      La Kaffa International Co., Ltd........................   5,000   10,341
      LAN FA Textile.........................................  88,922   23,345
  #   Land Mark Optoelectronics Corp.........................  20,000  132,932
      Lanner Electronics, Inc................................  45,179   55,183
      Largan Precision Co., Ltd..............................   5,000  546,317
      Laser Tek Taiwan Co., Ltd..............................  20,000   18,692
      Laster Tech Corp., Ltd.................................  17,000   16,943
      LCY Chemical Corp...................................... 170,286  286,404
  *   Leader Electronics, Inc................................  40,000    8,899
      Lealea Enterprise Co., Ltd............................. 308,933   94,616
      Ledlink Optics, Inc....................................  18,900   16,528
      LEE CHI Enterprises Co., Ltd...........................  96,000   27,972
      Lelon Electronics Corp.................................  40,750   55,382
      Lemtech Holdings Co., Ltd..............................  22,000  107,971
  *   Leofoo Development Co., Ltd............................  72,917   12,993
      LES Enphants Co., Ltd..................................  81,000   23,279
  #   Lextar Electronics Corp................................ 108,500   58,006
      Li Cheng Enterprise Co., Ltd...........................  55,501   70,820
  *   Li Peng Enterprise Co., Ltd............................ 246,366   64,660
      Lian HWA Food Corp.....................................  31,240   32,976
  *   Lida Holdings, Ltd.....................................  18,000   33,073
      Lien Hwa Industrial Corp............................... 228,055  224,872
      Lifestyle Global Enterprise, Inc.......................   6,000   19,963
      Lingsen Precision Industries, Ltd...................... 142,000   38,525
      Lion Travel Service Co., Ltd...........................  16,000   42,950
      Lite-On Semiconductor Corp............................. 113,448   91,866
      Lite-On Technology Corp................................ 828,164  952,172
      Long Bon International Co., Ltd........................ 158,875   76,687
  #   Long Chen Paper Co., Ltd............................... 238,570  122,019

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
#   Longwell Co. ..........................................    41,000 $   33,824
    Lotes Co., Ltd.........................................    26,000    146,047
*   Lotus Pharmaceutical Co., Ltd..........................    13,000     25,139
    Lu Hai Holding Corp....................................     6,599      5,959
    Lumax International Corp., Ltd.........................    24,034     48,382
    Lung Yen Life Service Corp.............................    29,000     54,671
*   LuxNet Corp............................................    26,066     13,680
    Macauto Industrial Co., Ltd............................    21,000     48,355
    Machvision, Inc........................................     9,000     92,600
#   Macronix International.................................   901,974    502,219
    Makalot Industrial Co., Ltd............................    98,630    529,250
    Materials Analysis Technology, Inc.....................    20,355     27,549
    Mayer Steel Pipe Corp..................................    29,700     13,316
    MediaTek, Inc..........................................    63,048    465,713
    Mega Financial Holding Co., Ltd........................ 1,746,365  1,478,810
    Meiloon Industrial Co..................................    29,050     18,529
    Mercuries & Associates Holding, Ltd....................   201,742    129,973
*   Mercuries Life Insurance Co., Ltd......................   426,179    186,926
#   Merry Electronics Co., Ltd.............................    81,734    354,224
*   Microbio Co., Ltd......................................   141,881     76,714
    Microlife Corp.........................................    17,000     46,327
#   Micro-Star International Co., Ltd......................   263,394    586,756
    Mildef Crete, Inc......................................    20,000     24,298
    MIN AIK Technology Co., Ltd............................    64,000     29,932
    Mirle Automation Corp..................................    74,805     93,175
    MJ International Co., Ltd..............................     8,000     14,957
    Mobiletron Electronics Co., Ltd........................    32,600     30,504
    momo.com, Inc..........................................     8,000     48,275
*   Motech Industries, Inc.................................   155,752     32,748
    MPI Corp...............................................    31,000     50,930
    Nak Sealing Technologies Corp..........................    29,000     67,273
    Namchow Holdings Co., Ltd..............................    74,000    104,537
    Nan Kang Rubber Tire Co., Ltd..........................   118,183    103,295
    Nan Liu Enterprise Co., Ltd............................    13,000     65,934
    Nan Ren Lake Leisure Amusement Co., Ltd................    50,000     10,362
    Nan Ya Plastics Corp...................................   223,187    555,961
    Nang Kuang Pharmaceutical Co., Ltd.....................    16,000     14,754
    Nantex Industry Co., Ltd...............................   104,392     97,520
    Nanya Technology Corp..................................   104,110    173,838
    National Petroleum Co., Ltd............................    67,000     86,658
    Nexcom International Co., Ltd..........................    20,000     12,719
    Nichidenbo Corp........................................    50,424     78,435
    Nien Hsing Textile Co., Ltd............................    47,654     35,194
    Nien Made Enterprise Co., Ltd..........................    23,000    142,641
    Novatek Microelectronics Corp..........................   113,000    499,903
#   Nuvoton Technology Corp................................    49,000     58,104
    O-Bank Co., Ltd........................................    67,000     16,488
*   Ocean Plastics Co., Ltd................................    50,000     41,462
    On-Bright Electronics, Inc.............................    17,160     95,695
    OptoTech Corp..........................................   181,183     92,834
    Orient Europharma Co., Ltd.............................     9,000     14,717
*   Orient Semiconductor Electronics, Ltd..................   226,000     51,287
    Oriental Union Chemical Corp...........................   258,992    235,022
    O-TA Precision Industry Co., Ltd.......................    27,642     13,575
    Pacific Hospital Supply Co., Ltd.......................    24,000     51,970
    Paiho Shih Holdings Corp...............................    43,124     57,185
*   Pan Jit International, Inc.............................   158,940    114,924
    Pan-International Industrial Corp......................   161,000     92,403
#   Parade Technologies, Ltd...............................    32,000    425,904

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CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
*   Paragon Technologies Co., Ltd..........................    20,423 $   10,927
*   PChome Online, Inc.....................................     2,903     13,274
    PCL Technologies, Inc..................................    15,180     29,954
    P-Duke Technology Co., Ltd.............................    18,700     43,620
#   Pegatron Corp..........................................   695,261  1,270,412
    Pharmally International Holding Co., Ltd...............     4,756     35,938
*   Phihong Technology Co., Ltd............................   148,272     39,489
    Phison Electronics Corp................................    73,000    480,056
    Phoenix Tours International, Inc.......................     7,350      7,822
    Pixart Imaging, Inc....................................     7,000     18,554
    Planet Technology Corp.................................    15,000     25,766
    Plotech Co., Ltd.......................................    47,000     23,043
    Polytronics Technology Corp............................    23,000     37,806
    Posiflex Technology, Inc...............................    24,698     75,371
    Pou Chen Corp.......................................... 1,401,528  1,422,198
    Power Wind Health Industry, Inc........................     6,240     29,227
    Powertech Technology, Inc..............................   453,900    995,651
    Poya International Co., Ltd............................    15,436    134,519
    President Chain Store Corp.............................    42,768    483,798
    President Securities Corp..............................   375,361    152,097
    Primax Electronics, Ltd................................   196,000    264,902
*   Prime Electronics & Satellitics, Inc...................    29,400      3,888
    Prince Housing & Development Corp......................   469,000    153,175
    Pro Hawk Corp..........................................     3,000     12,401
    Promate Electronic Co., Ltd............................    59,000     52,423
*   Promise Technology, Inc................................    34,874      9,347
    Prosperity Dielectrics Co., Ltd........................    14,000     22,526
    Qisda Corp.............................................   715,875    407,137
    QST International Corp.................................    21,000     45,780
    Qualipoly Chemical Corp................................    43,547     37,278
    Quang Viet Enterprise Co., Ltd.........................     4,000     13,548
    Quanta Computer, Inc...................................   371,007    586,820
    Quintain Steel Co., Ltd................................    64,842     17,154
#   Radiant Opto-Electronics Corp..........................   226,782    595,990
*   Radium Life Tech Co., Ltd..............................   285,030    140,678
    Rafael Microelectronics, Inc...........................     8,000     25,517
    Realtek Semiconductor Corp.............................    96,098    386,962
    Rechi Precision Co., Ltd...............................   163,185    120,241
    Rexon Industrial Corp., Ltd............................    17,000     28,847
    Rich Development Co., Ltd..............................   222,814     63,151
    RichWave Technology Corp...............................    16,500     19,652
*   Right WAY Industrial Co., Ltd..........................    15,000     10,591
*   Ritek Corp.............................................   413,606    132,657
*   Roo Hsing Co., Ltd.....................................   295,000    130,127
    Rotam Global Agrosciences, Ltd.........................    21,319     12,672
    Ruentex Development Co., Ltd...........................   147,061    204,100
    Ruentex Engineering & Construction Co..................    13,000     16,280
    Ruentex Industries, Ltd................................   162,901    409,323
#   Run Long Construction Co., Ltd.........................    44,000     76,596
    Sampo Corp.............................................   174,000     65,071
    San Fang Chemical Industry Co., Ltd....................    60,648     45,304
    San Far Property, Ltd..................................    48,100     17,635
    San Shing Fastech Corp.................................    49,565     79,338
    Sanitar Co., Ltd.......................................    16,000     18,606
    Sanyang Motor Co., Ltd.................................   227,900    146,050
    SCI Pharmtech, Inc.....................................     9,450     22,065
    Scientech Corp.........................................    18,000     30,713
    SDI Corp...............................................    59,000    128,402
    Senao International Co., Ltd...........................    39,000     43,384

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CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 TAIWAN -- (Continued)
     Senao Networks, Inc....................................    13,000 $ 34,713
 #   Sercomm Corp...........................................   123,000  196,725
     Sesoda Corp............................................    72,420   54,651
     Shan-Loong Transportation Co., Ltd.....................    35,000   31,815
     Sharehope Medicine Co., Ltd............................    21,814   18,101
     Sheng Yu Steel Co., Ltd................................    61,000   38,621
     ShenMao Technology, Inc................................    44,922   29,279
     Shih Her Technologies, Inc.............................    21,000   19,775
 *   Shih Wei Navigation Co., Ltd...........................    87,254   20,637
     Shin Kong Financial Holding Co., Ltd................... 2,232,053  735,914
     Shin Zu Shing Co., Ltd.................................    53,549  131,621
     Shinih Enterprise Co., Ltd.............................    24,000   12,391
 *   Shining Building Business Co., Ltd.....................   191,168   60,729
     Shinkong Insurance Co., Ltd............................    84,000   97,422
     Shinkong Synthetic Fibers Corp.........................   499,799  169,190
     Shinkong Textile Co., Ltd..............................    59,000   77,502
     Shiny Chemical Industrial Co., Ltd.....................    28,000   69,280
     Sigurd Microelectronics Corp...........................   210,000  188,802
     Silergy Corp...........................................     5,000   63,702
     Simplo Technology Co., Ltd.............................    63,600  369,884
     Sinbon Electronics Co., Ltd............................   112,616  311,205
     Sincere Navigation Corp................................   129,125   66,696
     Single Well Industrial Corp............................    15,000    7,730
     Sinher Technology, Inc.................................    24,000   35,751
     Sinmag Equipment Corp..................................    16,196   65,192
     Sino-American Silicon Products, Inc....................   263,000  492,495
     Sinon Corp.............................................   181,000   98,349
     SinoPac Financial Holdings Co., Ltd.................... 1,952,308  664,121
     Sinphar Pharmaceutical Co., Ltd........................    34,977   21,068
     Sinyi Realty Co........................................   110,077  104,946
     Sirtec International Co., Ltd..........................    60,800   42,212
     Sitronix Technology Corp...............................    64,000  165,875
     Siward Crystal Technology Co., Ltd.....................    48,000   23,579
 *   Solar Applied Materials Technology Co..................    90,800   51,492
     Solteam Electronics Co., Ltd...........................    19,190   14,730
     Sonix Technology Co., Ltd..............................    44,000   37,707
     Southeast Cement Co., Ltd..............................    33,000   14,790
     Sporton International, Inc.............................    24,213   90,229
     St Shine Optical Co., Ltd..............................    13,000  232,079
     Standard Chemical & Pharmaceutical Co., Ltd............    40,330   38,158
     Standard Foods Corp....................................    47,003   70,677
     Stark Technology, Inc..................................    32,800   38,427
     Sunjuice Holdings Co., Ltd.............................     4,000   18,130
     Sunny Friend Environmental Technology Co., Ltd.........    15,000  108,319
 #   Sunonwealth Electric Machine Industry Co., Ltd.........   107,000  116,325
     Sunrex Technology Corp.................................    48,714   24,053
     Sunspring Metal Corp...................................    47,000   45,521
 #   Supreme Electronics Co., Ltd...........................   168,305  141,907
     Swancor Holding Co., Ltd...............................    11,000   20,940
     Sweeten Real Estate Development Co., Ltd...............    23,805   15,193
     Syncmold Enterprise Corp...............................    57,000   94,500
     Synmosa Biopharma Corp.................................    25,299   20,459
     Synnex Technology International Corp...................   284,810  307,349
     Sysage Technology Co., Ltd.............................    16,008   14,740
 *   Sysgration.............................................    29,009    6,558
     Systex Corp............................................    48,000   96,173
     T3EX Global Holdings Corp..............................    39,000   31,688
 #   TA Chen Stainless Pipe.................................   407,587  575,940
     Ta Liang Technology Co., Ltd...........................    23,000   30,633

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
#   Ta Ya Electric Wire & Cable............................   250,000 $   88,299
    Ta Yih Industrial Co., Ltd.............................    16,000     28,192
    TA-I Technology Co., Ltd...............................    54,752     80,275
*   Tai Tung Communication Co., Ltd........................    38,000     19,243
    Taichung Commercial Bank Co., Ltd......................   942,874    311,140
    TaiDoc Technology Corp.................................    25,323    106,667
    Taiflex Scientific Co., Ltd............................    83,640     81,652
    Taimide Tech, Inc......................................    44,050     62,088
    Tainan Enterprises Co., Ltd............................    37,000     20,341
    Tainan Spinning Co., Ltd...............................   459,171    180,574
*   Tainergy Tech Co., Ltd.................................    85,000     12,650
    Taishin Financial Holding Co., Ltd..................... 1,590,541    708,700
    Taisun Enterprise Co., Ltd.............................    45,601     22,314
*   Taita Chemical Co., Ltd................................   107,424     37,633
    Taiwan Business Bank................................... 1,181,342    389,979
    Taiwan Cement Corp.....................................   914,404  1,027,867
    Taiwan Chinsan Electronic Industrial Co., Ltd..........    36,238     40,876
#   Taiwan Cogeneration Corp...............................   132,993    112,358
    Taiwan Cooperative Financial Holding Co., Ltd.......... 1,412,099    795,335
    Taiwan FamilyMart Co., Ltd.............................     6,000     40,743
    Taiwan Fire & Marine Insurance Co., Ltd................    50,040     32,202
    Taiwan FU Hsing Industrial Co., Ltd....................    64,000     65,655
    Taiwan Glass Industry Corp.............................   349,672    150,370
    Taiwan High Speed Rail Corp............................   133,000    132,162
    Taiwan Hon Chuan Enterprise Co., Ltd...................   160,421    247,407
    Taiwan Hopax Chemicals Manufacturing Co., Ltd..........    85,000     52,246
*   Taiwan Land Development Corp...........................   333,640     86,310
*   Taiwan Line Tek Electronic.............................    11,337      9,236
    Taiwan Mobile Co., Ltd.................................    55,800    199,391
    Taiwan Navigation Co., Ltd.............................    73,000     48,062
#   Taiwan Paiho, Ltd......................................   120,892    179,050
    Taiwan PCB Techvest Co., Ltd...........................   140,800    110,098
*   Taiwan Prosperity Chemical Corp........................    79,000     61,651
    Taiwan Pulp & Paper Corp...............................    78,280     43,239
    Taiwan Sakura Corp.....................................    46,512     50,323
    Taiwan Sanyo Electric Co., Ltd.........................    12,750      9,241
    Taiwan Secom Co., Ltd..................................    44,330    126,188
#   Taiwan Semiconductor Co., Ltd..........................   108,000    162,443
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR........................................   122,114  4,652,543
    Taiwan Semiconductor Manufacturing Co., Ltd............   454,465  3,411,842
    Taiwan Shin Kong Security Co., Ltd.....................    63,630     68,816
    Taiwan Styrene Monomer.................................   280,833    209,294
    Taiwan Surface Mounting Technology Corp................   125,867    137,488
*   Taiwan TEA Corp........................................   287,704    145,667
#   Taiwan Union Technology Corp...........................   101,000    277,981
    Taiyen Biotech Co., Ltd................................    48,000     45,511
    TCI Co., Ltd...........................................    19,948    279,449
    Te Chang Construction Co., Ltd.........................    23,562     15,149
    Teco Electric and Machinery Co., Ltd...................   509,000    292,859
    Tehmag Foods Corp......................................    10,500     66,134
    Test Research, Inc.....................................    66,532     92,533
    Test-Rite International Co., Ltd.......................   119,389     86,664
*   Tex-Ray Industrial Co., Ltd............................    59,000     17,118
    Thinking Electronic Industrial Co., Ltd................    44,000     88,002
    Thye Ming Industrial Co., Ltd..........................    65,850     67,666
    T-Mac Techvest PCB Co., Ltd............................    42,000     16,587
    Ton Yi Industrial Corp.................................   291,200    124,304
    Tong Hsing Electronic Industries, Ltd..................    43,000    128,475
#   Tong Yang Industry Co., Ltd............................   201,041    227,331

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
TAIWAN -- (Continued)
*   Tong-Tai Machine & Tool Co., Ltd.......................    76,160 $   42,802
    TOPBI International Holdings, Ltd......................    31,156     91,318
    Topco Scientific Co., Ltd..............................    48,945    101,513
    Topkey Corp............................................     6,000     17,279
    Topoint Technology Co., Ltd............................    67,044     37,339
    Toung Loong Textile Manufacturing......................    40,000     42,179
#   TPK Holding Co., Ltd...................................   173,000    269,735
    Transcend Information, Inc.............................    64,483    134,834
    Tripod Technology Corp.................................   193,970    468,697
*   TrueLight Corp.........................................    30,800     21,471
    Tsang Yow Industrial Co., Ltd..........................    31,000     17,658
    Tsann Kuen Enterprise Co., Ltd.........................    29,913     18,726
    TSC Auto ID Technology Co., Ltd........................    13,300     74,051
*   TSEC Corp..............................................   137,372     22,157
#   TSRC Corp..............................................   182,717    168,773
    Ttet Union Corp........................................    15,000     47,193
    TTFB Co., Ltd..........................................     6,000     43,334
    TTY Biopharm Co., Ltd..................................    97,267    254,255
    Tung Ho Steel Enterprise Corp..........................   307,254    208,432
    Tung Thih Electronic Co., Ltd..........................    33,492     68,616
    TURVO International Co., Ltd...........................    29,135     61,646
*   TWi Pharmaceuticals, Inc...............................     8,000     15,853
#   TXC Corp...............................................   118,411    118,420
    TYC Brother Industrial Co., Ltd........................   111,000     82,211
*   Tycoons Group Enterprise...............................   125,883     27,133
    Tyntek Corp............................................   103,167     50,853
    UDE Corp...............................................    36,000     27,375
    Ultra Chip, Inc........................................    58,000     72,640
    U-Ming Marine Transport Corp...........................   133,000    139,284
    Unimicron Technology Corp..............................   558,356    272,904
    Union Bank Of Taiwan...................................   360,606    112,476
    Uni-President Enterprises Corp.........................   395,948    959,719
#   Unitech Printed Circuit Board Corp.....................   290,321    122,332
    United Integrated Services Co., Ltd....................    85,000    152,191
    United Microelectronics Corp........................... 4,354,453  1,659,401
    United Orthopedic Corp.................................    24,924     29,848
    United Radiant Technology..............................    28,000     13,142
*   United Renewable Energy Co., Ltd.......................   823,613    183,460
*   Unity Opto Technology Co., Ltd.........................   115,929     31,315
    Universal Cement Corp..................................   169,340    102,634
*   Universal Microelectronics Co., Ltd....................    22,000     14,013
    Universal Microwave Technology, Inc....................    21,916     48,873
*   Unizyx Holding Corp....................................   133,000     44,829
    UPC Technology Corp....................................   353,654    130,144
    Userjoy Technology Co., Ltd............................    10,452     18,925
    USI Corp...............................................   465,861    178,040
    Usun Technology Co., Ltd...............................    15,400     15,463
    Utechzone Co., Ltd.....................................    22,000     37,102
    Vanguard International Semiconductor Corp..............   261,000    482,889
    VHQ Media Holdings, Ltd................................    10,000     31,834
    Visual Photonics Epitaxy Co., Ltd......................    89,475    161,696
    Vivotek, Inc...........................................    28,700     89,262
    Voltronic Power Technology Corp........................     2,100     33,992
    Wafer Works Corp.......................................   120,593    122,907
    Waffer Technology Co., Ltd.............................    16,000      8,426
*   Wah Hong Industrial Corp...............................     3,423      1,884
    Wah Lee Industrial Corp................................    62,000     97,247
    Walsin Lihwa Corp...................................... 1,212,000    602,804
#   Walsin Technology Corp.................................    18,000     76,062

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
TAIWAN -- (Continued)
    Walton Advanced Engineering, Inc.......................   166,385 $     55,638
    Wan Hai Lines, Ltd.....................................   271,557      132,813
    Waterland Financial Holdings Co., Ltd.................. 1,016,220      330,457
*   Wei Chuan Foods Corp...................................    18,000       11,104
    Weikeng Industrial Co., Ltd............................    98,907       61,179
    Well Shin Technology Co., Ltd..........................    44,000       65,059
#   Win Semiconductors Corp................................   107,868      333,171
#   Winbond Electronics Corp............................... 1,743,117      759,396
    Winstek Semiconductor Co., Ltd.........................    31,000       22,637
    Wintek Corp............................................   312,087        3,460
    Wisdom Marine Lines Co., Ltd...........................   127,052      121,480
    Wisechip Semiconductor, Inc............................     7,000       11,115
    Wistron Corp...........................................   833,506      510,976
    Wistron NeWeb Corp.....................................   140,113      326,950
    Wowprime Corp..........................................    45,000      118,891
    WPG Holdings, Ltd......................................   385,756      459,430
    WT Microelectronics Co., Ltd...........................   203,836      262,929
    XAC Automation Corp....................................    13,000        9,804
    XPEC Entertainment, Inc................................     5,612          450
    Xxentria Technology Materials Corp.....................    48,306       92,256
#   Yageo Corp.............................................   129,261    1,325,457
*   Yang Ming Marine Transport Corp........................   396,428      109,811
    YC Co., Ltd............................................   148,946       62,242
    YC INOX Co., Ltd.......................................   112,200       89,724
    Yea Shin International Development Co., Ltd............    84,533       41,820
    Yeong Guan Energy Technology Group Co., Ltd............    37,432       50,809
    YFC-Boneagle Electric Co., Ltd.........................    45,000       36,308
    YFY, Inc...............................................   528,000      191,542
    Yi Jinn Industrial Co., Ltd............................   114,700       45,537
    Yieh Phui Enterprise Co., Ltd..........................   431,380      134,027
    Yonyu Plastics Co., Ltd................................    36,400       38,453
    Youngtek Electronics Corp..............................    51,120       62,700
    Yuanta Financial Holding Co., Ltd...................... 1,611,991      783,909
    Yuanta Futures Co., Ltd................................    29,000       37,349
    Yulon Finance Corp.....................................    66,000      181,772
    Yulon Motor Co., Ltd...................................   358,223      209,447
    Yung Chi Paint & Varnish Manufacturing Co., Ltd........    32,000       76,548
    Yungshin Construction & Development Co., Ltd...........    24,000       23,198
    YungShin Global Holding Corp...........................    53,950       69,059
    Yungtay Engineering Co., Ltd...........................   126,000      230,259
    Zeng Hsing Industrial Co., Ltd.........................    31,423      145,898
    Zenitron Corp..........................................    87,000       55,251
    Zero One Technology Co., Ltd...........................    33,000       19,970
    Zhen Ding Technology Holding, Ltd......................   320,650      733,639
    Zig Sheng Industrial Co., Ltd..........................   200,543       58,898
    Zinwell Corp...........................................   106,000       59,060
    Zippy Technology Corp..................................    50,000       47,063
    ZongTai Real Estate Development Co., Ltd...............    92,753       48,818
                                                                      ------------
TOTAL TAIWAN...............................................            119,031,534
                                                                      ------------
THAILAND -- (0.7%)
    Advanced Info Service PCL..............................    30,200      178,558
    Advanced Information Technology PCL....................    27,600       17,318
    AEON Thana Sinsap Thailand PCL.........................    10,900       64,118
    Airports of Thailand PCL...............................   211,000      407,360
*   AJ Advance Technology PCL..............................   749,800        8,369
    AJ Plast PCL...........................................    42,900       12,488
    Amata Corp. PCL........................................    55,400       40,276
    Ananda Development PCL.................................   520,700       72,568

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           Shares   Value>>
                                                          --------- --------
   THAILAND -- (Continued)
       AP Thailand PCL...................................   542,404 $134,169
       Asia Aviation PCL.................................   627,800   75,753
       Asia Plus Group Holdings PCL......................   359,800   40,593
       Asia Sermkij Leasing PCL..........................    53,000   37,412
       Asian Insulators PCL..............................   416,640    2,922
       Bangchak Corp. PCL................................   238,100  237,023
       Bangkok Aviation Fuel Services PCL................   105,350  105,668
       Bangkok Bank PCL..................................    26,400  168,833
       Bangkok Chain Hospital PCL........................   281,875  165,809
       Bangkok Dusit Medical Services PCL................   297,700  220,020
       Bangkok Expressway & Metro PCL.................... 1,166,202  299,026
       Bangkok Land PCL.................................. 4,037,100  209,466
       Bangkok Life Assurance PCL........................    78,400   75,089
       Bangkok Ranch PCL.................................   202,500   29,810
       Banpu PCL.........................................   300,800  157,886
       Banpu PCL.........................................   204,750  107,471
       Banpu Power PCL...................................    14,200   10,238
       Beauty Community PCL..............................   464,800  140,211
   *   BEC World PCL.....................................   614,600  113,094
       Berli Jucker PCL..................................   200,900  337,863
       Better World Green PCL............................   408,300   14,903
       Big Camera Corp. PCL..............................   297,600   15,621
   *   BJC Heavy Industries PCL..........................   114,800    8,034
       BTS Group Holdings PCL............................   174,100   48,055
       Bumrungrad Hospital PCL...........................    20,000  116,440
       Buriram Sugar PCL.................................   123,700   25,374
       Cal-Comp Electronics Thailand PCL.................   604,518   35,378
       Carabao Group PCL.................................    35,800   48,867
       Central Pattana PCL...............................   136,400  325,056
       Central Plaza Hotel PCL...........................   177,700  215,759
       CH Karnchang PCL..................................    53,300   41,000
       Charoen Pokphand Foods PCL........................   772,700  588,557
       Christiani & Nielsen Thai.........................    85,000    5,538
       Chularat Hospital PCL.............................   686,800   52,624
       CK Power PCL......................................   601,700   90,754
       Com7 PCL..........................................   114,200   71,310
   *   Country Group Development PCL.....................   645,200   26,080
       CP ALL PCL........................................   189,700  384,836
       Delta Electronics Thailand PCL....................    70,200  146,118
       Dhipaya Insurance PCL.............................   115,600   81,600
       Diamond Building Products PCL.....................     8,300    1,415
       Dynasty Ceramic PCL............................... 1,165,400   80,857
       Eastern Polymer Group PCL.........................   155,800   36,189
       Eastern Printing PCL..............................   203,840   21,030
       Eastern Printing PCL..............................    10,192    1,051
       Eastern Water Resources Development and
         Management PCL..................................   230,000   77,014
       Electricity Generating PCL........................    22,300  155,394
       Energy Absolute PCL...............................   142,800  213,231
   *   Energy Earth PCL..................................   301,400    2,489
       Erawan Group PCL (The)............................   646,100  142,278
       Esso Thailand PCL.................................   531,600  232,525
       Forth Corp. PCL...................................   142,300   28,760
       Forth Smart Service PCL...........................    64,700   15,028
       GFPT PCL..........................................   173,500   74,843
       Global Power Synergy PCL..........................    44,500   77,523
       Glow Energy PCL...................................    68,800  173,816
       Golden Land Property Development PCL..............   147,900   41,046
       Grand Canal Land PCL..............................   102,200    9,064
   *   Group Lease PCL...................................    13,500    2,830

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Hana Microelectronics PCL..............................    69,900 $   76,437
    Home Product Center PCL................................   427,858    192,310
    Ichitan Group PCL......................................    66,800      8,020
    Indorama Ventures PCL..................................   343,300    561,811
*   Inter Far East Energy Corp.............................   371,200      6,509
    Interlink Communication PCL............................    43,050      5,818
    Intouch Holdings PCL...................................    14,000     22,383
    IRPC PCL............................................... 2,006,200    369,165
*   Italian-Thai Development PCL...........................   894,554     73,939
    Jasmine International PCL.............................. 1,161,400    180,429
    Jay Mart PCL...........................................   176,866     27,744
    JWD Infologistics PCL..................................    91,800     20,354
    Kang Yong Electric PCL.................................       100      1,249
    Karmarts PCL...........................................    66,300      8,440
    Kasikornbank PCL.......................................    13,000     78,235
    Kasikornbank PCL.......................................    76,200    458,579
    KCE Electronics PCL....................................   160,600    180,463
    KGI Securities Thailand PCL............................   355,800     47,225
    Khon Kaen Sugar Industry PCL...........................   598,884     59,979
    Kiatnakin Bank PCL.....................................    98,400    211,493
    Krung Thai Bank PCL....................................   558,775    338,805
    Krungthai Card PCL.....................................   384,000    402,534
    Lam Soon Thailand PCL..................................    77,800     10,608
    Land & Houses PCL......................................   260,000     80,784
    Lanna Resources PCL....................................   105,750     45,618
    LH Financial Group PCL................................. 1,306,600     59,122
    Loxley PCL.............................................   518,575     32,225
    LPN Development PCL....................................   304,200     85,800
    Major Cineplex Group PCL...............................   178,600    127,148
    Malee Group PCL........................................    33,600     13,075
    Maybank Kim Eng Securities Thailand PCL................    23,100      8,501
    MBK PCL................................................   183,000    134,697
    MC Group PCL...........................................   104,500     38,143
*   MCOT PCL...............................................    60,600     16,910
    MCS Steel PCL..........................................   132,000     27,873
    Mega Lifesciences PCL..................................    88,700    100,339
    Minor International PCL................................   116,856    128,665
    MK Restaurants Group PCL...............................    48,200     97,781
    Mono Technology PCL....................................   699,300     41,979
    Muangthai Capital PCL..................................    68,900    108,598
    Namyong Terminal PCL...................................    52,000      8,078
    Origin Property PCL....................................   193,200     53,618
    PCS Machine Group Holding PCL..........................    41,000      8,658
    Plan B Media Pcl.......................................   230,500     45,196
    Platinum Group PCL (The)...............................    28,600      6,816
    Polyplex Thailand PCL..................................   146,200     66,154
*   Precious Shipping PCL..................................   165,000     57,240
    Premier Marketing PCL..................................   112,400     30,177
*   Principal Capital PCL..................................   136,700     20,206
    Property Perfect PCL................................... 1,518,700     45,813
    Pruksa Holding PCL.....................................   307,700    187,497
    PTG Energy PCL.........................................   449,700    142,439
    PTT Exploration & Production PCL.......................   233,985    984,643
    PTT Global Chemical PCL................................   218,945    510,211
    PTT PCL................................................   189,000    290,769
    PTT PCL................................................ 1,631,640  2,510,215
    Quality Houses PCL..................................... 1,164,209    110,275
    Raimon Land PCL........................................   477,500     20,022
    Ratchaburi Electricity Generating Holding PCL..........    47,699     70,505

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
THAILAND -- (Continued)
    Ratchaburi Electricity Generating Holding PCL..........    12,000 $   17,738
    Ratchthani Leasing PCL.................................   550,500    146,966
    Regional Container Lines PCL...........................   173,100     28,719
    Robinson PCL...........................................    26,600     52,357
    Rojana Industrial Park PCL.............................   383,190     62,420
    RS PCL.................................................   136,700     66,804
    S 11 Group PCL.........................................    82,600     18,812
    Samart Corp. PCL.......................................   115,700     24,955
*   Samart Digital Public Co., Ltd.........................   467,600      5,642
    Samart Telcoms PCL.....................................   110,000     26,546
    Sansiri PCL............................................ 2,954,733    139,938
    Sappe PCL..............................................    47,200     30,328
    SC Asset Corp. PCL.....................................   641,562     65,801
    Scan Inter PCL.........................................    91,000     13,231
    Siam Cement PCL (The)..................................    11,400    143,747
    Siam City Cement PCL...................................    25,135    181,973
    Siam Commercial Bank PCL (The).........................    30,100    124,849
    Siam Commercial Bank PCL (The).........................    69,600    288,688
    Siam Future Development PCL............................   368,960     85,701
    Siam Global House PCL..................................   196,457    110,822
    Siam Wellness Group Pcl................................    37,400     15,005
    Siamgas & Petrochemicals PCL...........................   337,200    107,823
*   Singha Estate PCL......................................   522,564     49,498
    SNC Former PCL.........................................     8,800      3,743
    Somboon Advance Technology PCL.........................    60,950     37,324
    SPCG PCL...............................................   237,700    144,843
    Sri Ayudhya Capital PCL................................     6,800      9,077
    Sri Trang Agro-Industry PCL............................   126,360     68,231
    Sri Trang Agro-Industry PCL............................   159,320     86,028
    Sriracha Construction PCL..............................    44,200     16,267
    Srisawad Corp. PCL.....................................   192,100    257,872
    Srithai Superware PCL..................................   372,000     13,466
    Star Petroleum Refining PCL............................   958,100    407,518
*   STP & I PCL............................................   269,720     39,054
    Supalai PCL............................................   328,875    217,266
*   Super Energy Corp. PCL................................. 6,738,100    142,283
    SVI PCL................................................   167,500     28,296
    Synnex Thailand PCL....................................    79,800     35,627
    Syntec Construction PCL................................   228,200     25,057
    Taokaenoi Food & Marketing PCL.........................   104,600     40,704
    Tapaco PCL.............................................    26,500      5,396
*   Tata Steel Thailand PCL................................ 1,030,600     21,451
    Thai Agro Energy PCL...................................     9,690        620
*   Thai Airways International PCL.........................   320,400    125,647
*   Thai Airways International PCL.........................    60,600     23,765
    Thai Metal Trade PCL...................................    93,800     39,897
    Thai Oil PCL...........................................   399,100  1,020,324
    Thai Reinsurance PCL...................................   426,400     12,991
    Thai Solar Energy PCL..................................   141,330     11,255
    Thai Stanley Electric PCL..............................     9,600     69,792
    Thai Union Group PCL...................................   173,140     86,701
    Thai Vegetable Oil PCL.................................   156,200    133,112
    Thai Wah PCL...........................................   109,900     28,014
    Thaicom PCL............................................    80,600     20,788
    Thaicom PCL............................................   109,200     28,165
    Thaifoods Group PCL....................................   383,800     45,153
    Thaire Life Assurance PCL..............................   112,800     25,520
    Thanachart Capital PCL.................................   248,200    394,949
    Thitikorn PCL..........................................    40,900     13,202

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
THAILAND -- (Continued)
    Thoresen Thai Agencies PCL.............................   334,851 $    67,677
    Tipco Asphalt PCL......................................   230,300     101,429
    TIPCO Foods PCL........................................    85,900      23,321
    Tisco Financial Group PCL..............................   111,900     265,826
    TMB Bank PCL........................................... 3,517,500     241,928
    Total Access Communication PCL.........................   235,300     337,157
    Total Access Communication PCL.........................    46,900      67,202
    TPI Polene PCL......................................... 2,529,500     137,348
    TPI Polene Power PCL...................................   117,800      21,321
    TRC Construction PCL...................................   508,515       8,590
    True Corp. PCL......................................... 1,874,142     333,558
    True Corp. PCL.........................................   999,565     177,902
*   TTCL PCL...............................................    19,363       4,965
    TTW PCL................................................   346,900     128,714
    Unique Engineering & Construction PCL..................   167,945      63,834
    United Paper PCL.......................................    78,300      25,509
    Univanich Palm Oil PCL.................................    44,900       9,143
    Univentures PCL........................................   358,800      79,553
    Vanachai Group PCL.....................................   244,900      52,083
    VGI Global Media PCL...................................   546,300     124,421
    Vibhavadi Medical Center PCL........................... 1,436,000      97,899
    Vinythai PCL...........................................    32,400      21,795
    Vinythai PCL...........................................   124,200      83,549
    WHA Corp. PCL..........................................   437,100      54,324
    WHA Utilities and Power PCL............................    73,800      13,469
    Workpoint Entertainment PCL............................    78,800      74,878
                                                                      -----------
TOTAL THAILAND.............................................            24,961,173
                                                                      -----------
TURKEY -- (0.2%)
    Adana Cimento Sanayii TAS, Class A.....................    20,624      20,543
    Akbank Turk A.S........................................   262,864     310,859
    Akcansa Cimento A.S....................................    27,303      36,917
    Aksa Akrilik Kimya Sanayii A.S.........................    43,895      71,117
*   Aksa Enerji Uretim A.S.................................    47,841      32,589
    Aksigorta A.S..........................................    43,619      26,749
    Alarko Holding A.S.....................................    67,321      23,738
    Albaraka Turk Katilim Bankasi A.S......................   159,141      37,637
    Alkim Alkali Kimya A.S.................................     4,271      19,016
    Anadolu Anonim Turk Sigorta Sirketi....................    54,184      43,216
    Anadolu Cam Sanayii A.S................................    54,189      29,308
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.............    36,676     123,312
    Anadolu Hayat Emeklilik A.S............................    18,435      19,318
    Arcelik A.S............................................    55,284     153,764
    Aselsan Elektronik Sanayi Ve Ticaret A.S...............     7,370      33,364
    Aygaz A.S..............................................    16,478      35,893
*   Bagfas Bandirma Gubre Fabrikalari A.S..................     9,788       9,261
*   Baticim Bati Anadolu Cimento Sanayii A.S...............    15,058       6,215
*   Bera Holding A.S.......................................    57,576      16,620
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S......    44,015      13,308
    BIM Birlesik Magazalar A.S.............................    14,492     206,010
    Bolu Cimento Sanayii A.S...............................    27,500      19,209
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S..........    20,919      29,051
*   Boyner Perakende Ve Tekstil Yatirimlari A.S............     6,918       5,680
    Bursa Cimento Fabrikasi A.S............................    21,402      18,520
    Cemtas Celik Makina Sanayi Ve Ticaret A.S..............    30,838      38,157
    Cimsa Cimento Sanayi VE Ticaret A.S....................    25,331      34,050
    Coca-Cola Icecek A.S...................................    36,806     181,721
*   Dogan Sirketler Grubu Holding A.S......................   585,641     114,404
    Dogus Otomotiv Servis ve Ticaret A.S...................    28,345      25,382

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 TURKEY -- (Continued)
     EGE Endustri VE Ticaret A.S............................     615 $   43,305
     Enka Insaat ve Sanayi A.S..............................  42,234     35,295
     Erbosan Erciyas Boru Sanayii ve Ticaret A.S............   2,159     23,906
     Eregli Demir ve Celik Fabrikalari TAS.................. 297,778    483,236
 *   Fenerbahce Futbol A.S..................................  11,698     14,861
     Ford Otomotiv Sanayi A.S...............................   9,472    101,719
 *   Global Yatirim Holding A.S.............................  55,198     24,481
     Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S....   1,952     10,910
     Goodyear Lastikleri TAS................................  57,623     35,091
 *   GSD Holding AS.........................................  90,000     11,291
 *   Gubre Fabrikalari TAS..................................  15,038      7,998
     Hektas Ticaret TAS.....................................  18,329     29,233
 *   Ihlas Holding A.S...................................... 420,638     23,396
     Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
       Ticaret A.S..........................................   6,326      6,382
 *   Izmir Demir Celik Sanayi A.S...........................  54,984     17,146
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class A.............................................. 133,484     51,217
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class B..............................................  53,420     20,467
 *   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
       Class D.............................................. 401,643    220,156
 *   Karsan Otomotiv Sanayii Ve Ticaret A.S.................  93,429     19,205
     KOC Holding A.S........................................  70,077    195,759
     Konya Cimento Sanayii A.S..............................      12        381
     Kordsa Teknik Tekstil A.S..............................  34,473     66,819
 *   Koza Altin Isletmeleri A.S.............................   8,332     67,160
 *   Logo Yazilim Sanayi Ve Ticaret A.S.....................   2,002     11,363
 *   Migros Ticaret A.S.....................................   9,651     25,259
 *   Netas Telekomunikasyon A.S.............................  19,492     24,515
     Nuh Cimento Sanayi A.S.................................  18,387     27,758
 *   Pegasus Hava Tasimaciligi A.S..........................  26,634     95,790
     Petkim Petrokimya Holding A.S.......................... 166,849    151,871
     Polisan Holding A.S....................................   8,489      9,126
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.....  37,899     22,251
 *   Sasa Polyester Sanayi A.S..............................   8,434     12,545
 *   Sekerbank Turk AS...................................... 197,155     32,530
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S...............  53,945     29,155
     Soda Sanayii A.S.......................................  99,082    120,156
     Tat Gida Sanayi A.S....................................  26,900     18,216
     TAV Havalimanlari Holding A.S..........................  65,370    272,156
     Tekfen Holding A.S..................................... 108,194    411,906
     Tofas Turk Otomobil Fabrikasi A.S......................  25,431     95,989
     Trakya Cam Sanayii A.S................................. 209,372    122,581
     Tupras Turkiye Petrol Rafinerileri A.S.................  10,977    258,988
 *   Turk Hava Yollari AO................................... 226,248    569,892
 *   Turk Telekomunikasyon A.S..............................   7,248      4,159
     Turk Traktor ve Ziraat Makineleri A.S..................   4,531     29,475
     Turkcell Iletisim Hizmetleri A.S....................... 196,131    399,116
     Turkcell Iletisim Hizmetleri A.S., ADR.................   9,157     47,250
     Turkiye Garanti Bankasi A.S............................ 177,954    223,852
     Turkiye Halk Bankasi A.S............................... 132,123    146,112
     Turkiye Is Bankasi, Class C............................ 243,241    174,087
     Turkiye Sinai Kalkinma Bankasi A.S..................... 565,443     71,931
     Turkiye Sise ve Cam Fabrikalari A.S.................... 351,065    297,317
     Turkiye Vakiflar Bankasi TAO, Class D.................. 177,475    108,886
 *   Ulker Biskuvi Sanayi A.S...............................  31,195     82,487
 *   Vestel Elektronik Sanayi ve Ticaret A.S................  37,710     44,958
 *   Yapi ve Kredi Bankasi A.S.............................. 237,545     68,890
 *   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S............  87,870     60,828
 *   Zorlu Enerji Elektrik Uretim A.S....................... 158,755     31,548
                                                                     ----------
 TOTAL TURKEY...............................................          7,347,285
                                                                     ----------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
UNITED KINGDOM -- (11.7%)
    4imprint Group P.L.C...................................     532 $    12,288
    888 Holdings P.L.C..................................... 120,773     285,658
    A.G. Barr P.L.C........................................  51,726     504,986
    AA P.L.C............................................... 206,663     264,132
*   Acacia Mining P.L.C....................................  78,757     154,025
    Admiral Group P.L.C....................................  33,621     864,262
    Aggreko P.L.C.......................................... 131,740   1,443,806
    Air Partner P.L.C......................................  15,229      19,529
    Anglo American P.L.C................................... 444,183   9,480,365
    Anglo-Eastern Plantations P.L.C........................     542       3,991
    Antofagasta P.L.C...................................... 116,488   1,166,047
    Arrow Global Group P.L.C...............................  83,344     203,498
    Ashmore Group P.L.C.................................... 156,032     701,247
    Ashtead Group P.L.C.................................... 118,226   2,918,627
    Associated British Foods P.L.C.........................  21,288     649,003
    AstraZeneca P.L.C., Sponsored ADR...................... 109,044   4,228,726
    AstraZeneca P.L.C......................................   1,641     125,519
    Auto Trader Group P.L.C................................ 314,730   1,644,578
    AVEVA Group P.L.C......................................  13,180     440,873
    Aviva P.L.C............................................ 661,860   3,616,988
    Avon Rubber P.L.C......................................   3,016      46,167
    B&M European Value Retail SA........................... 316,062   1,681,845
    Babcock International Group P.L.C...................... 169,485   1,321,680
    BAE Systems P.L.C...................................... 298,043   1,998,463
    Balfour Beatty P.L.C................................... 172,401     579,181
    Bank of Georgia Group P.L.C............................  10,657     212,663
    Barclays P.L.C., Sponsored ADR......................... 217,418   1,911,104
    Barclays P.L.C......................................... 463,140   1,020,439
    Barratt Developments P.L.C............................. 330,666   2,168,829
    BBA Aviation P.L.C..................................... 277,237     850,191
    Beazley P.L.C.......................................... 203,233   1,364,579
    Bellway P.L.C..........................................  74,384   2,728,227
    Berkeley Group Holdings P.L.C. (The)...................  50,509   2,257,412
    BHP Billiton P.L.C..................................... 133,997   2,673,065
    BHP Billiton P.L.C., ADR...............................  75,383   3,034,166
    Bloomsbury Publishing P.L.C............................   5,758      14,161
    Bodycote P.L.C......................................... 106,417   1,080,687
    Bovis Homes Group P.L.C................................  45,901     567,335
    BP P.L.C., Sponsored ADR............................... 470,074  20,387,113
    BP P.L.C...............................................   1,306       9,434
    Braemar Shipping Services P.L.C........................   3,998      11,713
    Brewin Dolphin Holdings P.L.C.......................... 178,934     751,834
    British American Tobacco P.L.C., Sponsored ADR.........  33,528   1,455,115
    British American Tobacco P.L.C.........................  86,648   3,756,214
    Britvic P.L.C.......................................... 103,017   1,040,025
    BT Group P.L.C., Sponsored ADR.........................  35,000     533,400
    BT Group P.L.C......................................... 591,902   1,812,407
*   BTG P.L.C..............................................  35,545     250,391
    Bunzl P.L.C............................................  37,449   1,104,743
    Burberry Group P.L.C...................................  60,755   1,405,832
*   Capita P.L.C........................................... 279,932     458,460
    Capital & Counties Properties P.L.C.................... 223,303     712,481
*   Carclo P.L.C...........................................  13,633      13,978
    Card Factory P.L.C..................................... 119,238     280,793
    CareTech Holdings P.L.C................................   4,271      21,602
    Carnival P.L.C.........................................  11,970     652,431
*   Carpetright P.L.C......................................  35,172       8,482
    Carr's Group P.L.C.....................................   9,590      18,341
    Castings P.L.C.........................................   1,976       9,751

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Centamin P.L.C.........................................   579,273 $  735,616
    Centrica P.L.C.........................................   587,133  1,102,802
    Charles Stanley Group P.L.C............................       382      1,586
    Chemring Group P.L.C...................................   100,630    234,565
    Chesnara P.L.C.........................................    26,225    115,205
    Cineworld Group P.L.C..................................   443,395  1,666,823
*   Circassia Pharmaceuticals P.L.C........................    20,894     14,968
    City of London Investment Group P.L.C..................     4,266     20,557
    Clarkson P.L.C.........................................     3,841    116,653
    Close Brothers Group P.L.C.............................    99,330  1,865,632
    CLS Holdings P.L.C.....................................    20,256     56,187
    CMC Markets P.L.C......................................    75,060    112,568
*   Cobham P.L.C...........................................   471,757    647,558
    Coca-Cola HBC AG.......................................    48,919  1,444,998
    Communisis P.L.C.......................................    82,370     74,816
    Compass Group P.L.C....................................    92,405  1,817,495
    Computacenter P.L.C....................................    42,505    596,489
    Connect Group P.L.C....................................    55,168     24,023
    Consort Medical P.L.C..................................    10,334    147,073
    ConvaTec Group P.L.C...................................   360,189    744,503
    Costain Group P.L.C....................................    65,361    313,318
*   Countrywide P.L.C......................................    92,209     12,338
    Cranswick P.L.C........................................    25,367    936,538
    Crest Nicholson Holdings P.L.C.........................   138,429    602,221
    Croda International P.L.C..............................    27,658  1,703,623
    CYBG P.L.C.............................................   161,858    556,111
    Daily Mail & General Trust P.L.C., Class A.............    44,882    400,711
    Dairy Crest Group P.L.C................................    88,262    538,551
    DCC P.L.C..............................................    19,589  1,678,987
    De La Rue P.L.C........................................    39,052    239,520
    Debenhams P.L.C........................................ 2,131,609    242,960
    Dechra Pharmaceuticals P.L.C...........................     8,081    236,111
    Devro P.L.C............................................   101,473    212,868
    DFS Furniture P.L.C....................................     5,605     14,905
    Diageo P.L.C., Sponsored ADR...........................    15,795  2,182,237
    Diageo P.L.C...........................................    19,831    685,588
*   Dialight P.L.C.........................................     7,092     35,235
    Dignity P.L.C..........................................    13,885    176,819
    Diploma P.L.C..........................................    54,448    913,036
    Direct Line Insurance Group P.L.C......................   546,357  2,295,946
    DiscoverIE Group P.L.C.................................    11,047     50,322
    Dixons Carphone P.L.C..................................   336,067    726,585
    Domino's Pizza Group P.L.C.............................   188,182    680,805
    Drax Group P.L.C.......................................   192,103    983,993
    DS Smith P.L.C.........................................   422,371  2,119,286
    Dunelm Group P.L.C.....................................    39,290    299,413
    easyJet P.L.C..........................................    42,738    654,738
*   EI Group P.L.C.........................................   254,877    541,335
    Electrocomponents P.L.C................................   193,470  1,531,788
    Elementis P.L.C........................................   110,320    288,237
*   EnQuest P.L.C..........................................   703,615    243,993
    Entertainment One, Ltd.................................    45,167    236,098
    Equiniti Group P.L.C...................................     8,313     22,868
    Essentra P.L.C.........................................    94,873    462,450
    esure Group P.L.C......................................   203,997    725,771
    Euromoney Institutional Investor P.L.C.................    13,562    219,773
    Evraz P.L.C............................................   107,225    742,931
    Experian P.L.C.........................................    61,660  1,418,130
    Ferguson P.L.C.........................................    34,587  2,331,808

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
UNITED KINGDOM -- (Continued)
    Ferrexpo P.L.C.........................................   223,766 $   595,696
*   Findel P.L.C...........................................     9,252      29,602
*   Firstgroup P.L.C.......................................   691,011     751,286
*   Flybe Group P.L.C......................................    44,359       5,791
    Foxtons Group P.L.C....................................    10,259       6,111
    Fresnillo P.L.C........................................    19,968     216,534
    G4S P.L.C..............................................   404,589   1,110,335
    Galliford Try P.L.C....................................    73,278     816,471
    Games Workshop Group P.L.C.............................     5,175     203,273
*   Gem Diamonds, Ltd......................................   196,540     261,410
    Genus P.L.C............................................    17,615     497,676
*   Georgia Capital P.L.C..................................    10,657     159,252
    GlaxoSmithKline P.L.C., Sponsored ADR..................    86,927   3,395,369
    GlaxoSmithKline P.L.C..................................    26,079     505,092
    Glencore P.L.C......................................... 1,714,273   6,976,507
    Go-Ahead Group P.L.C. (The)............................    31,861     626,392
    Gocompare.Com Group P.L.C..............................    90,463      95,991
    Grafton Group P.L.C....................................    62,797     580,120
    Greencore Group P.L.C..................................   261,814     633,660
    Greene King P.L.C......................................   204,084   1,256,011
    Greggs P.L.C...........................................    62,572     927,899
*   Gulf Keystone Petroleum, Ltd...........................    13,205      37,496
*   Gulf Marine Services P.L.C.............................    11,440       6,015
    GVC CVR................................................   357,091      49,432
    GVC Holdings P.L.C.....................................   117,656   1,409,321
    Gym Group P.L.C. (The).................................    15,488      58,522
    Halfords Group P.L.C...................................   143,775     565,126
    Halma P.L.C............................................   139,141   2,361,275
    Hargreaves Lansdown P.L.C..............................    29,987     714,884
    Hastings Group Holdings P.L.C..........................    51,813     122,456
    Hays P.L.C.............................................   869,679   1,821,224
    Headlam Group P.L.C....................................    17,127      98,583
    Helical P.L.C..........................................   129,119     511,383
    Henry Boot P.L.C.......................................     2,952       9,972
    Hikma Pharmaceuticals P.L.C............................    38,284     928,577
    Hill & Smith Holdings P.L.C............................    42,504     537,413
    Hilton Food Group P.L.C................................     4,771      56,208
    Hiscox, Ltd............................................   117,122   2,432,903
    Hochschild Mining P.L.C................................   151,437     304,846
    Hollywood Bowl Group P.L.C.............................     4,135      10,673
    HomeServe P.L.C........................................   120,589   1,463,854
    Hostelworld Group P.L.C................................     2,814       7,045
    Howden Joinery Group P.L.C.............................   268,662   1,608,668
    HSBC Holdings P.L.C....................................   495,149   4,074,880
    HSBC Holdings P.L.C., Sponsored ADR....................   277,437  11,399,886
*   Hunting P.L.C..........................................    62,132     533,116
    Huntsworth P.L.C.......................................    53,480      76,188
    Ibstock P.L.C..........................................   111,277     319,030
    IMI P.L.C..............................................   154,535   1,959,261
    Imperial Brands P.L.C..................................    66,024   2,236,405
    Inchcape P.L.C.........................................   233,117   1,610,065
*   Indivior P.L.C.........................................   212,291     510,923
    Informa P.L.C..........................................   217,863   1,988,127
    Inmarsat P.L.C.........................................   195,765   1,138,458
    InterContinental Hotels Group P.L.C....................    10,147     532,400
    InterContinental Hotels Group P.L.C., ADR..............    11,149     599,344
    International Consolidated Airlines Group SA...........   197,808   1,524,999
*   Interserve P.L.C.......................................   581,533     359,305
    Intertek Group P.L.C...................................    36,030   2,158,786

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    Investec P.L.C.........................................   171,806 $1,062,204
    ITE Group P.L.C........................................   372,003    270,290
    ITV P.L.C..............................................   517,943    983,197
    IWG P.L.C..............................................   392,110  1,150,724
    J D Wetherspoon P.L.C..................................    54,210    855,720
    J Sainsbury P.L.C......................................   432,293  1,717,530
    James Fisher & Sons P.L.C..............................    25,433    550,468
    Jardine Lloyd Thompson Group P.L.C.....................    39,041    940,766
    JD Sports Fashion P.L.C................................   176,271    918,686
    John Menzies P.L.C.....................................    55,353    368,160
    John Wood Group P.L.C..................................   188,402  1,717,142
    Johnson Matthey P.L.C..................................    51,451  1,950,694
*   JPJ Group P.L.C........................................    10,888     85,558
    Jupiter Fund Management P.L.C..........................   218,461    940,259
*   Just Eat P.L.C.........................................    21,760    168,803
    Just Group P.L.C.......................................   232,274    263,262
    KAZ Minerals P.L.C.....................................   112,829    744,978
    KCOM Group P.L.C.......................................   291,447    343,272
    Keller Group P.L.C.....................................    41,282    341,426
    Kier Group P.L.C.......................................    28,303    316,805
    Kin and Carta P.L.C....................................    85,113    103,573
    Kingfisher P.L.C.......................................   558,748  1,814,346
*   Lamprell P.L.C.........................................   192,715    155,221
    Lancashire Holdings, Ltd...............................    61,489    463,555
    Legal & General Group P.L.C............................   930,407  2,985,562
*   Liberty Global P.L.C., Class A.........................    12,282    314,788
*   Liberty Global P.L.C., Class C.........................    30,121    754,221
    Lloyds Banking Group P.L.C............................. 6,230,799  4,546,855
    Lloyds Banking Group P.L.C., ADR.......................   542,240  1,556,229
    London Stock Exchange Group P.L.C......................    39,997  2,203,745
*   Lonmin P.L.C...........................................    46,737     28,991
    Lookers P.L.C..........................................   158,309    193,418
    Low & Bonar P.L.C......................................   316,567    125,964
    LSL Property Services P.L.C............................     7,393     23,617
    Man Group P.L.C........................................   665,456  1,320,336
    Marks & Spencer Group P.L.C............................   744,786  2,816,922
    Marshalls P.L.C........................................   125,884    692,793
    Marston's P.L.C........................................   719,688    912,749
    McBride P.L.C..........................................   104,034    168,205
    McCarthy & Stone P.L.C.................................   111,794    193,023
    Mears Group P.L.C......................................    32,294    146,483
    Mediclinic International P.L.C.........................    34,624    166,786
    Mediclinic International P.L.C.........................    95,912    460,946
    Meggitt P.L.C..........................................   347,451  2,350,717
    Melrose Industries P.L.C............................... 1,215,221  2,615,881
    Merlin Entertainments P.L.C............................   268,714  1,109,735
    Micro Focus International P.L.C........................    44,435    688,837
    Micro Focus International P.L.C., Sponsored ADR........     4,900     75,166
    Millennium & Copthorne Hotels P.L.C....................    60,888    368,846
    Mitchells & Butlers P.L.C..............................   106,629    353,534
    Mitie Group P.L.C......................................   194,308    360,943
    MJ Gleeson P.L.C.......................................       650      5,803
    Mondi P.L.C............................................    88,836  2,091,985
    Moneysupermarket.com Group P.L.C.......................   210,992    790,891
    Morgan Advanced Materials P.L.C........................   130,709    460,216
    Morgan Sindall Group P.L.C.............................    10,734    162,684
*   Mothercare P.L.C.......................................   117,858     29,371
    Motorpoint group P.L.C.................................     4,096     11,512
    N Brown Group P.L.C....................................   140,411    244,149

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
UNITED KINGDOM -- (Continued)
    National Express Group P.L.C...........................   232,442 $1,187,703
    National Grid P.L.C....................................    10,949    115,665
    National Grid P.L.C., Sponsored ADR....................    17,667    945,180
    NCC Group P.L.C........................................    24,403     61,124
    NEX Group P.L.C........................................   134,108  1,944,894
    Next P.L.C.............................................    12,985    862,630
    NMC Health P.L.C.......................................     4,632    208,855
    Norcros P.L.C..........................................     9,498     26,072
    Northgate P.L.C........................................    85,611    412,318
*   Nostrum Oil & Gas P.L.C................................     7,162     18,810
*   Ocado Group P.L.C......................................    87,693    957,143
    On the Beach Group P.L.C...............................    30,881    168,952
    OneSavings Bank P.L.C..................................    81,448    387,975
*   Ophir Energy P.L.C.....................................   310,372    163,488
    Oxford Instruments P.L.C...............................    22,486    269,730
    Pagegroup P.L.C........................................   183,410  1,175,654
    PayPoint P.L.C.........................................    17,215    173,785
    Pearson P.L.C..........................................    46,340    532,351
    Pearson P.L.C., Sponsored ADR..........................    65,631    748,193
    Pendragon P.L.C........................................   612,551    210,699
    Pennon Group P.L.C.....................................   129,542  1,234,090
    Persimmon P.L.C........................................    91,051  2,664,800
*   Petra Diamonds, Ltd....................................   468,727    234,848
    Petrofac, Ltd..........................................   126,180    927,867
*   Petropavlovsk P.L.C.................................... 1,379,205    116,639
    Pets at Home Group P.L.C...............................   223,971    314,528
    Phoenix Group Holdings.................................   182,190  1,400,338
    Photo-Me International P.L.C...........................   132,871    187,871
    Playtech P.L.C.........................................   153,089    936,118
    Polypipe Group P.L.C...................................   120,181    568,841
    Porvair P.L.C..........................................     3,245     18,481
*   Premier Foods P.L.C.................................... 1,358,143    661,166
*   Premier Oil P.L.C......................................   530,354    727,570
*   Provident Financial P.L.C..............................    44,377    289,278
    Prudential P.L.C., ADR.................................    27,469  1,094,090
    Prudential P.L.C.......................................    26,666    533,950
    PZ Cussons P.L.C.......................................   100,713    281,041
    QinetiQ Group P.L.C....................................   367,640  1,302,228
    Randgold Resources, Ltd................................     8,823    693,962
    Rank Group P.L.C.......................................    72,536    148,245
*   Raven Property Group, Ltd..............................    27,100     15,621
    Reach P.L.C............................................   702,460    606,582
    Reckitt Benckiser Group P.L.C..........................    17,209  1,391,590
    Redrow P.L.C...........................................   137,053    925,382
    RELX P.L.C., Sponsored ADR.............................    37,359    734,482
    RELX P.L.C.............................................    19,573    387,089
    RELX P.L.C.............................................    60,337  1,193,912
    Renewi P.L.C...........................................   659,822    432,492
    Renishaw P.L.C.........................................    13,934    748,752
*   Renold P.L.C...........................................     4,231      1,664
    Rentokil Initial P.L.C.................................   393,216  1,585,695
    Restaurant Group P.L.C. (The)..........................   100,953    310,075
    Rhi Magnesita NV.......................................     6,143    307,242
    Ricardo P.L.C..........................................    14,322    130,093
    Rightmove P.L.C........................................   215,620  1,244,682
    Rio Tinto P.L.C........................................    42,958  2,085,644
    Rio Tinto P.L.C., Sponsored ADR........................   118,367  5,834,309
    RM P.L.C...............................................    10,751     27,108
    Robert Walters P.L.C...................................    20,483    152,756

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
UNITED KINGDOM -- (Continued)
    Rolls-Royce Holdings P.L.C.............................   279,216 $ 2,994,364
    Rotork P.L.C...........................................   401,266   1,536,496
    Royal Bank of Scotland Group P.L.C.....................   191,671     577,025
    Royal Bank of Scotland Group P.L.C., Sponsored ADR.....    83,436     508,960
    Royal Dutch Shell P.L.C., Class A......................   177,300   5,648,428
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......   181,989  11,499,868
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......   143,548   9,432,539
    Royal Dutch Shell P.L.C., Class B......................    35,290   1,150,910
    Royal Mail P.L.C.......................................   233,049   1,069,911
    RPC Group P.L.C........................................   226,181   2,204,628
    RPS Group P.L.C........................................    79,963     159,966
    RSA Insurance Group P.L.C..............................   187,678   1,349,791
    Saga P.L.C.............................................   180,421     274,725
    Sage Group P.L.C. (The)................................   217,428   1,511,756
    Savills P.L.C..........................................    89,759     830,733
    Schroders P.L.C........................................    14,723     503,858
    Schroders P.L.C........................................     8,330     237,778
    SDL P.L.C..............................................    15,559      91,112
    Senior P.L.C...........................................   240,238     836,742
    Severfield P.L.C.......................................    55,690      49,592
    Severn Trent P.L.C.....................................    47,186   1,121,345
    Shire P.L.C., ADR......................................     3,900     709,020
    Shire P.L.C............................................    17,173   1,036,406
    SIG P.L.C..............................................   236,074     338,110
    Sky P.L.C., Sponsored ADR..............................       701      61,737
    Smith & Nephew P.L.C., Sponsored ADR...................    18,107     595,375
    Smith & Nephew P.L.C...................................    50,475     820,463
    Smiths Group P.L.C.....................................   121,817   2,171,451
    Soco International P.L.C...............................   188,253     201,859
    Softcat P.L.C..........................................    22,676     187,049
    Spectris P.L.C.........................................    45,266   1,238,465
    Speedy Hire P.L.C......................................   129,755      93,220
    Spirax-Sarco Engineering P.L.C.........................    20,262   1,673,630
    Spire Healthcare Group P.L.C...........................   215,383     323,243
    Spirent Communications P.L.C...........................   153,840     232,301
*   Sports Direct International P.L.C......................   156,692     653,142
    SSE P.L.C..............................................   195,075   2,843,301
    SSP Group P.L.C........................................   160,883   1,371,658
    St James's Place P.L.C.................................   151,830   1,962,137
    St. Modwen Properties P.L.C............................    95,540     456,074
    Stagecoach Group P.L.C.................................   250,860     490,480
    Standard Chartered P.L.C...............................   285,633   2,001,918
    Standard Life Aberdeen P.L.C...........................   458,217   1,582,604
    SThree P.L.C...........................................    23,640      92,493
    Stobart Group, Ltd.....................................    48,278     130,956
    Stock Spirits Group P.L.C..............................    10,637      27,101
    Superdry P.L.C.........................................    33,500     345,639
    Synthomer P.L.C........................................   156,890     889,932
    TalkTalk Telecom Group P.L.C...........................   159,339     243,673
    Tate & Lyle P.L.C......................................   244,384   2,101,233
    Taylor Wimpey P.L.C.................................... 1,488,039   3,063,913
    Ted Baker P.L.C........................................    10,718     250,882
    Telecom Plus P.L.C.....................................    37,923     591,767
    Tesco P.L.C............................................ 2,119,528   5,772,373
    Thomas Cook Group P.L.C................................   631,386     363,157
    Topps Tiles P.L.C......................................    45,654      36,588
    TP ICAP P.L.C..........................................   466,950   1,729,928
    Travis Perkins P.L.C...................................   106,198   1,499,908
    Trifast P.L.C..........................................     8,295      20,421

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             Shares      Value>>
                                                            --------- --------------
UNITED KINGDOM -- (Continued)
    TT Electronics P.L.C...................................    46,202 $      126,086
    TUI AG.................................................    47,881        794,403
*   Tullow Oil P.L.C.......................................   470,655      1,350,341
    U & I Group P.L.C......................................    62,452        182,776
    UDG Healthcare P.L.C...................................    33,792        272,535
    Ultra Electronics Holdings P.L.C.......................    47,914        880,741
    Unilever P.L.C., Sponsored ADR.........................    33,966      1,799,519
    Unilever P.L.C.........................................    12,127        642,363
    United Utilities Group P.L.C...........................    90,926        842,584
*   Vectura Group P.L.C....................................   446,155        405,305
    Vesuvius P.L.C.........................................    76,548        531,097
    Victrex P.L.C..........................................    44,507      1,505,503
    Vitec Group P.L.C. (The)...............................     9,290        145,985
    Vodafone Group P.L.C................................... 3,104,646      5,838,406
*   Volex P.L.C............................................     1,437          1,427
    Volution Group P.L.C...................................       322            712
    Weir Group P.L.C (The).................................    39,469        798,716
    WH Smith P.L.C.........................................    43,220      1,074,334
    Whitbread P.L.C........................................    31,532      1,772,967
    William Hill P.L.C.....................................   483,389      1,299,440
    Wilmington PL.C........................................     3,357          7,315
    Wincanton P.L.C........................................    24,233         64,176
    Wm Morrison Supermarkets P.L.C.........................   603,629      1,912,411
    WPP P.L.C., Sponsored ADR..............................    18,997      1,071,621
    WPP P.L.C..............................................   121,750      1,377,691
    Xaar P.L.C.............................................    19,001         35,380
                                                                      --------------
TOTAL UNITED KINGDOM.......................................              393,627,325
                                                                      --------------
UNITED STATES -- (0.1%)
*   International Flavors & Fragrances, Inc................     1,848        266,828
*   Linde P.L.C............................................    23,559      3,865,180
    Waste Connections, Inc.................................    11,349        867,625
                                                                      --------------
TOTAL UNITED STATES........................................                4,999,633
                                                                      --------------
TOTAL COMMON STOCKS........................................            3,305,696,046
                                                                      --------------
PREFERRED STOCKS -- (0.8%)
BRAZIL -- (0.4%)
    Alpargatas SA..........................................    32,775        133,777
    Banco ABC Brasil S.A...................................    39,841        173,110
    Banco Bradesco SA......................................   113,437      1,045,516
    Banco do Estado do Rio Grande do Sul SA, Class B.......    98,794        527,220
    Banco Pan SA...........................................    76,997         37,242
    Braskem SA, Class A....................................    14,800        207,395
*   Centrais Eletricas Brasileiras SA, Class B.............    24,904        178,005
    Centrais Eletricas Santa Catarina......................     2,600         27,946
    Cia Brasileira de Distribuicao.........................    35,529        746,763
    Cia de Gas de Sao Paulo, Class A.......................     6,309         91,715
    Cia de Saneamento do Parana............................    91,200        247,023
    Cia de Transmissao de Energia Eletrica Paulista........    14,149        248,458
    Cia Energetica de Minas Gerais.........................   243,637        722,106
    Cia Energetica de Sao Paulo, Class B...................    50,044        266,928
    Cia Energetica do Ceara, Class A.......................     3,232         40,644
    Cia Ferro Ligas da Bahia - FERBASA.....................    24,000        121,886
    Cia Paranaense de Energia..............................    28,205        198,796
    Eucatex SA Industria e Comercio........................     4,600          5,439
    Gerdau SA..............................................    97,900        427,745
*   Gol Linhas Aereas Inteligentes SA......................     4,592         22,704

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                              Shares     Value>>
                                                            ---------- -----------
BRAZIL -- (Continued)
    Itau Unibanco Holding SA...............................    337,501 $ 4,466,459
    Lojas Americanas SA....................................     53,732     271,439
    Marcopolo SA...........................................    228,200     240,985
    Petroleo Brasileiro SA.................................    335,363   2,488,977
    Randon SA Implementos e Participacoes..................     82,500     176,018
    Telefonica Brasil SA...................................      4,800      55,745
    Unipar Carbocloro SA...................................     31,458     358,409
    Usinas Siderurgicas de Minas Gerais SA, Class A........    158,586     438,066
                                                                       -----------
TOTAL BRAZIL...............................................             13,966,516
                                                                       -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B..........................     10,803      24,002
    Embotelladora Andina SA, Class B.......................     22,224      77,972
                                                                       -----------
TOTAL CHILE................................................                101,974
                                                                       -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA....................................    154,857      94,997
    Banco Davivienda SA....................................     23,860     229,743
    Grupo Argos SA.........................................      4,347      17,553
    Grupo Aval Acciones y Valores SA.......................     34,933      12,261
    Grupo de Inversiones Suramericana SA...................     13,796     125,983
                                                                       -----------
TOTAL COLOMBIA.............................................                480,537
                                                                       -----------
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG............................     11,350     854,843
    Biotest AG.............................................      5,294     140,401
    Draegerwerk AG & Co. KGaA..............................      3,436     184,450
    Fuchs Petrolub SE......................................     11,854     548,718
    Henkel AG & Co. KGaA...................................      3,488     381,081
    Jungheinrich AG........................................     32,614   1,080,563
    Porsche Automobil Holding SE...........................     25,206   1,602,975
    Sartorius AG...........................................      7,040   1,018,288
    Schaeffler AG..........................................     51,420     541,820
    Sixt SE................................................      8,836     607,228
    STO SE & Co. KGaA......................................        791      81,742
    Villeroy & Boch AG.....................................      6,080      99,049
    Volkswagen AG..........................................     38,425   6,455,512
                                                                       -----------
TOTAL GERMANY..............................................             13,596,670
                                                                       -----------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C..........................................  2,912,952       3,723
    Rolls-Royce Holdings P.L.C............................. 12,843,936      16,417
                                                                       -----------
TOTAL UNITED KINGDOM.......................................                 20,140
                                                                       -----------
TOTAL PREFERRED STOCKS.....................................             28,165,837
                                                                       -----------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13...........................      4,255           0
                                                                       -----------
CANADA -- (0.0%)
*   Tervita Corp. Warrants 07/19/20........................      1,194         272
                                                                       -----------
CHILE -- (0.0%)
*   Banco de Credito e Inversiones SA Rights 11/29/18......        580       1,666

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                               Shares      Value>>
                                                              --------- --------------
CHILE -- (Continued)
*     SACI Falabella Rights 11/13/18.........................     1,188 $          119
                                                                        --------------
TOTAL CHILE..................................................                    1,785
                                                                        --------------
FRANCE -- (0.0%)
*     Archos Warrants 12/31/18...............................     2,165             10
                                                                        --------------
INDONESIA -- (0.0%)
*     Medco Energi Internasional Tbk PT Warrants 12/11/20....   916,167         18,561
                                                                        --------------
JAPAN -- (0.0%)
*     Akatsuki Corp. Rights 12/25/18.........................     4,000          2,765
                                                                        --------------
MALAYSIA -- (0.0%)
*     Mitrajaya Holdings Bhd Warrants 04/17/23...............    12,600            264
                                                                        --------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23.................    85,767              0
                                                                        --------------
SOUTH KOREA -- (0.0%)
*     Barun Electronics Co., Ltd. Rights 11/29/18............     7,383            467
*     SK Securities Co., Ltd. Rights 12/04/18................    32,920          5,084
                                                                        --------------
TOTAL SOUTH KOREA............................................                    5,551
                                                                        --------------
SPAIN -- (0.0%)
*     Banco Santander SA Rights 11/01/18.....................   910,974         35,391
*     Vidrala SA Rights 11/12/18.............................     5,432         21,841
                                                                        --------------
TOTAL SPAIN..................................................                   57,232
                                                                        --------------
SWEDEN -- (0.0%)
*     Dustin Group AB Rights 11/07/18........................    19,862          3,113
                                                                        --------------
TAIWAN -- (0.0%)
*     Evergreen Marine Corp., Ltd. Rights 11/21/18...........    32,275            730
*     Jourdeness Group, Ltd. Rights 11/12/18.................       472              0
*     Taichung Commercial Bank Rights 11/26/18...............    31,424              0
*     Taishin financial Holding Co., Ltd. Rights 11/22/18....    32,085          3,111
*     Tycoons Group Enterprise Co., Ltd. Rights 12/03/18.....    26,519            514
*     Yulon Finance Corp. Rights 10/05/18....................    19,226              0
                                                                        --------------
TOTAL TAIWAN.................................................                    4,355
                                                                        --------------
THAILAND -- (0.0%)
*     BTS Group Holdings PCL Warrants 08/01/19...............    19,344              0
*     JMT Network Services PCLWarrants 08/27/21..............     7,800            480
*     VGI Global Media PCL Warrents 09/10/22.................   109,260          1,318
                                                                        --------------
TOTAL THAILAND...............................................                    1,798
                                                                        --------------
TOTAL RIGHTS/WARRANTS........................................                   95,706
                                                                        --------------
TOTAL INVESTMENT SECURITIES..................................            3,333,957,589
                                                                        --------------

                                                                           Value+
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  DFA Short Term Investment Fund......................... 1,750,997     20,259,031
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $3,033,486,655)..................................           $3,354,216,620
                                                                        ==============

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           Investments in Securities (Market Value)
                                                        ----------------------------------------------
                                                          Level 1      Level 2    Level 3    Total
                                                        ------------ ------------ ------- ------------
Common Stocks
   Australia........................................... $  3,263,468 $152,864,655   --    $156,128,123
   Austria.............................................           --   15,913,781   --      15,913,781
   Belgium.............................................      781,954   26,769,830   --      27,551,784
   Brazil..............................................   52,532,523           --   --      52,532,523
   Canada..............................................  224,787,392           --   --     224,787,392
   Chile...............................................    2,507,326    7,266,328   --       9,773,654
   China...............................................   28,359,402  210,964,576   --     239,323,978
   Colombia............................................    3,385,941           --   --       3,385,941
   Czech Republic......................................           --    1,385,766   --       1,385,766
   Denmark.............................................      899,008   41,702,330   --      42,601,338
   Egypt...............................................       22,690      131,262   --         153,952
   Finland.............................................       26,982   47,689,489   --      47,716,471
   France..............................................    2,527,979  189,385,211   --     191,913,190
   Germany.............................................    6,228,304  167,131,755   --     173,360,059
   Greece..............................................           --    2,236,126   --       2,236,126
   Hong Kong...........................................      207,590   63,911,375   --      64,118,965
   Hungary.............................................           --    3,128,308   --       3,128,308
   India...............................................    2,717,927   88,388,157   --      91,106,084
   Indonesia...........................................      290,052   18,798,171   --      19,088,223
   Ireland.............................................    2,670,938   12,592,285   --      15,263,223
   Israel..............................................    2,751,458   16,245,658   --      18,997,116
   Italy...............................................    2,053,255   67,660,741   --      69,713,996
   Japan...............................................   14,889,498  586,780,062   --     601,669,560
   Malaysia............................................           --   22,641,883   --      22,641,883
   Mexico..............................................   24,989,608        1,763   --      24,991,371
   Netherlands.........................................   12,487,575   58,944,438   --      71,432,013
   New Zealand.........................................      158,520   11,986,652   --      12,145,172
   Norway..............................................    1,009,453   24,849,527   --      25,858,980
   Peru................................................      778,357           --   --         778,357
   Philippines.........................................      120,033    8,734,118   --       8,854,151
   Poland..............................................           --   10,653,612   --      10,653,612
   Portugal............................................           --    6,829,369   --       6,829,369
   Russia..............................................    2,838,815    6,218,251   --       9,057,066
   Singapore...........................................       11,416   26,139,870   --      26,151,286
   South Africa........................................    6,128,795   56,218,751   --      62,347,546
   South Korea.........................................    4,911,727  118,209,114   --     123,120,841
   Spain...............................................    3,100,117   55,390,537   --      58,490,654
   Sweden..............................................      596,029   70,480,453   --      71,076,482
   Switzerland.........................................   17,389,023  132,061,737   --     149,450,760
   Taiwan..............................................    5,275,714  113,755,820   --     119,031,534
   Thailand............................................   24,949,253       11,920   --      24,961,173
   Turkey..............................................       47,250    7,300,035   --       7,347,285
   United Kingdom......................................   88,055,669  305,571,656   --     393,627,325
   United States.......................................    4,999,633           --   --       4,999,633
Preferred Stocks
   Brazil..............................................   13,966,516           --   --      13,966,516
   Chile...............................................           --      101,974   --         101,974
   Colombia............................................      480,537           --   --         480,537
   Germany.............................................           --   13,596,670   --      13,596,670
   United Kingdom......................................           --       20,140   --          20,140
Rights/Warrants
   Canada..............................................           --          272   --             272
   Chile...............................................           --        1,785   --           1,785
   France..............................................           --           10   --              10
   Indonesia...........................................           --       18,561   --          18,561

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
   Japan......................           -- $        2,765   --    $        2,765
   Malaysia...................           --            264   --               264
   South Korea................           --          5,551   --             5,551
   Spain......................           --         57,232   --            57,232
   Sweden.....................           --          3,113   --             3,113
   Taiwan.....................           --          4,355   --             4,355
   Thailand...................           --          1,798   --             1,798
Securities Lending Collateral.           --     20,259,031   --        20,259,031
                               ------------ --------------         --------------
TOTAL......................... $563,197,727 $2,791,018,893   --    $3,354,216,620
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2018

                                                              SHARES      VALUE+
                                                             --------- ------------
COMMON STOCKS -- (98.1%)
COMMUNICATION SERVICES -- (11.9%)
     Activision Blizzard, Inc...............................   849,537 $ 58,660,530
     AT&T, Inc.............................................. 7,323,762  224,693,018
     ATN International, Inc.................................        84        7,097
*    Ballantyne Strong, Inc.................................     9,030       36,481
     Beasley Broadcast Group, Inc., Class A.................     9,471       63,172
# *  Cars.com, Inc..........................................    41,779    1,090,850
     CBS Corp., Class A.....................................    14,832      854,027
     CenturyLink, Inc.......................................    70,603    1,457,246
*    Charter Communications, Inc., Class A..................   339,394  108,731,656
#    Cinemark Holdings, Inc.................................    25,895    1,076,455
     Comcast Corp., Class A................................. 7,135,970  272,165,896
#    Consolidated Communications Holdings, Inc..............     7,500       93,900
*    Discovery, Inc., Class B...............................     3,762      132,178
*    Discovery, Inc., Class C...............................     3,762      110,264
     Entravision Communications Corp., Class A..............     2,300       11,362
#    EW Scripps Co. (The), Class A..........................    81,265    1,366,877
     Frontier Communications Corp...........................    46,463      223,487
#    Gannett Co., Inc.......................................    71,219      690,824
*    Gray Television, Inc...................................    54,374      941,214
*    Hemisphere Media Group, Inc............................     1,977       26,630
*    IAC/InterActiveCorp....................................    99,525   19,565,620
*    IMAX Corp..............................................     1,100       21,296
*    Iridium Communications, Inc............................    14,800      293,188
     John Wiley & Sons, Inc., Class A.......................    27,900    1,513,296
*    Liberty Broadband Corp.................................     1,905      160,020
# *  Liberty Broadband Corp., Class A.......................    24,095    1,994,825
*    Liberty Broadband Corp., Class C.......................    67,601    5,606,151
# *  Liberty Media Corp.-Liberty Braves, Class A............     7,613      196,415
*    Liberty Media Corp.-Liberty Braves, Class B............       762       19,679
# *  Liberty Media Corp.-Liberty Braves, Class C............    16,901      437,736
# *  Liberty Media Corp.-Liberty Formula One, Class A.......    17,043      540,093
# *  Liberty Media Corp.-Liberty Formula One, Class C.......    44,409    1,469,050
*    Liberty Media Corp.-Liberty SiriusXM, Class A..........    96,383    3,974,835
*    Liberty Media Corp.-Liberty SiriusXM, Class B..........     7,622      324,125
*    Liberty Media Corp.-Liberty SiriusXM, Class C..........   208,010    8,584,573
*    Liberty TripAdvisor Holdings, Inc., Class A............    76,802    1,107,485
*    Liberty TripAdvisor Holdings, Inc., Class B............     3,570       54,550
#    Lions Gate Entertainment Corp., Class A................     9,332      178,801
#    Lions Gate Entertainment Corp., Class B................         1           18
*    Madison Square Garden Co. (The), Class A...............    13,052    3,610,444
     Marcus Corp. (The).....................................    18,899      737,439
#    Meredith Corp..........................................    41,376    2,133,346
# *  MSG Networks, Inc., Class A............................    29,558      755,207
     News Corp., Class A....................................   402,247    5,305,638
     News Corp., Class B....................................    99,903    1,332,706
#    Nexstar Media Group, Inc., Class A.....................    51,781    3,877,879
# *  ORBCOMM, Inc...........................................    44,499      424,075
     Saga Communications, Inc., Class A.....................     8,693      304,603
     Salem Media Group, Inc.................................    10,922       32,220
     Scholastic Corp........................................    31,200    1,353,456
     Sinclair Broadcast Group, Inc., Class A................    13,110      375,470
     Spok Holdings, Inc.....................................    12,522      175,558
# *  Sprint Corp............................................   422,600    2,586,312
     TEGNA, Inc.............................................   184,139    2,124,964


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
                                                             SHARES     VALUE+
                                                             ------- ------------
COMMUNICATION SERVICES -- (Continued)
     Telephone & Data Systems, Inc..........................  74,931 $  2,310,123
*    T-Mobile US, Inc....................................... 113,786    7,800,030
*    Tribune Publishing Co..................................     900       13,581
     Twenty-First Century Fox, Inc., Class A................ 987,646   44,957,646
     Twenty-First Century Fox, Inc., Class B................ 429,924   19,423,966
*    United States Cellular Corp............................   7,591      362,622
# *  Vonage Holdings Corp...................................  85,934    1,139,485
     Walt Disney Co. (The)..................................  26,220    3,010,843
*    XO Group, Inc..........................................   6,284      217,489
# *  Yelp, Inc..............................................  59,107    2,530,962
*    Zillow Group, Inc., Class A............................   3,900      157,443
*    Zillow Group, Inc., Class C............................  10,400      418,704
*    Zynga, Inc., Class A................................... 635,000    2,311,400
                                                             ------- ------------
TOTAL COMMUNICATION SERVICES................................          828,258,531
                                                                     ------------
CONSUMER DISCRETIONARY -- (5.3%)
*    1-800-Flowers.com, Inc., Class A.......................  44,330      463,248
     Aaron's, Inc...........................................  60,930    2,871,631
#    Acushnet Holdings Corp.................................   2,067       50,497
#    Adient P.L.C...........................................  22,979      699,021
*    Adtalem Global Education, Inc..........................  56,470    2,859,076
# *  American Axle & Manufacturing Holdings, Inc............  70,013    1,062,097
     American Eagle Outfitters, Inc......................... 118,505    2,732,725
*    American Outdoor Brands Corp...........................  12,607      172,464
# *  Ascena Retail Group, Inc............................... 135,576      521,968
# *  Ascent Capital Group, Inc., Class A....................   8,350        8,016
#    Autoliv, Inc...........................................   9,404      783,729
# *  AutoNation, Inc........................................  57,795    2,339,542
*    Barnes & Noble Education, Inc..........................   7,710       44,024
#    Barnes & Noble, Inc....................................  55,600      351,948
     Bassett Furniture Industries, Inc......................   2,900       57,275
*    Beazer Homes USA, Inc..................................   4,326       38,112
#    Bed Bath & Beyond, Inc.................................  25,907      355,962
*    Belmond, Ltd., Class A.................................  90,698    1,552,750
     Best Buy Co., Inc......................................  17,763    1,246,252
#    Big 5 Sporting Goods Corp..............................  16,901       59,323
*    Biglari Holdings, Inc., Class B........................       8        1,140
#    BJ's Restaurants, Inc..................................  16,658    1,019,136
     BorgWarner, Inc........................................ 119,734    4,718,717
*    Bridgepoint Education, Inc.............................   1,999       19,190
*    Build-A-Bear Workshop, Inc.............................  25,874      221,481
#    Caleres, Inc...........................................  74,697    2,554,637
#    Callaway Golf Co.......................................  74,643    1,597,360
*    Cambium Learning Group, Inc............................  37,733      542,601
     Canterbury Park Holding Corp...........................   2,755       41,325
     Carnival Corp.......................................... 489,649   27,439,930
#    Carriage Services, Inc.................................  20,916      398,659
*    Carrols Restaurant Group, Inc..........................     700        9,212
*    Cavco Industries, Inc..................................   7,600    1,524,636
*    Century Communities, Inc...............................   1,809       38,387
     Churchill Downs, Inc...................................   7,682    1,917,504
*    Chuy's Holdings, Inc...................................   4,500      109,665
     Citi Trends, Inc.......................................   3,415       86,502
     Columbia Sportswear Co.................................   8,634      779,478
# *  Conn's, Inc............................................  25,450      707,001
#    Cooper Tire & Rubber Co................................  12,345      381,337

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
                                                              SHARES     VALUE+
                                                             --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    Cooper-Standard Holdings, Inc..........................    18,702 $ 1,732,740
     Core-Mark Holding Co., Inc.............................    96,236   3,696,425
     CSS Industries, Inc....................................    10,465     137,510
     Culp, Inc..............................................    10,036     232,333
*    Deckers Outdoor Corp...................................    22,626   2,877,348
*    Delta Apparel, Inc.....................................     7,532     143,635
#    Dick's Sporting Goods, Inc.............................    29,300   1,036,341
#    Dillard's, Inc., Class A...............................   120,300   8,471,526
*    Dixie Group, Inc. (The)................................     9,100      11,375
# *  Dorman Products, Inc...................................     9,311     735,662
     DR Horton, Inc.........................................   208,125   7,484,175
     DSW, Inc., Class A.....................................    53,900   1,431,045
#    Educational Development Corp...........................     3,358      41,135
# *  Eldorado Resorts, Inc..................................    18,512     675,688
     Escalade, Inc..........................................       277       3,241
     Extended Stay America, Inc.............................    40,828     664,680
     Flanigan's Enterprises, Inc............................       865      23,788
     Flexsteel Industries, Inc..............................     2,068      52,569
     Foot Locker, Inc.......................................    69,329   3,268,169
     Ford Motor Co.......................................... 2,868,969  27,398,654
# *  Fred's, Inc., Class A..................................    32,745      89,721
#    GameStop Corp., Class A................................   104,752   1,529,379
     Gaming Partners International Corp.....................       500       4,345
# *  GCI Liberty, Inc., Class A.............................   123,145   5,828,453
*    GCI Liberty, Inc., Class B.............................     1,686      82,024
     General Motors Co...................................... 1,095,598  40,087,931
# *  Genesco, Inc...........................................     6,456     276,252
     Gentex Corp............................................   125,550   2,642,827
# *  Gentherm, Inc..........................................    37,081   1,618,215
*    G-III Apparel Group, Ltd...............................    31,225   1,244,628
     Goodyear Tire & Rubber Co. (The).......................   128,534   2,706,926
     Graham Holdings Co., Class B...........................     5,780   3,358,469
*    Green Brick Partners, Inc..............................     2,594      24,384
#    Group 1 Automotive, Inc................................    57,936   3,345,225
#    Guess?, Inc............................................    59,800   1,270,152
     Hamilton Beach Brands Holding Co., Class A.............    11,699     271,651
#    Harley-Davidson, Inc...................................    85,193   3,256,076
#    Haverty Furniture Cos., Inc............................    33,479     678,954
*    Helen of Troy, Ltd.....................................    61,653   7,652,370
     Hooker Furniture Corp..................................    14,814     433,606
     Hyatt Hotels Corp., Class A............................    14,601   1,010,389
#    International Game Technology P.L.C....................     7,100     131,705
     International Speedway Corp., Class A..................    24,844     931,898
*    J Alexander's Holdings, Inc............................     2,666      28,126
# *  JC Penney Co., Inc.....................................    85,215     125,266
     Johnson Outdoors, Inc., Class A........................    15,588   1,173,932
     KB Home................................................    30,800     615,076
     Kohl's Corp............................................    14,353   1,086,953
# *  Lakeland Industries, Inc...............................     9,887     129,915
# *  Lands' End, Inc........................................    13,703     223,496
     La-Z-Boy, Inc..........................................    56,332   1,566,030
     Lennar Corp., Class A..................................   224,100   9,631,818
#    Lennar Corp., Class B..................................    12,506     447,340
*    Liberty Expedia Holdings, Inc., Class A................    80,904   3,512,852
*    Liberty Expedia Holdings, Inc., Class B................     3,457     153,076
     Lifetime Brands, Inc...................................    16,431     170,061
#    Lithia Motors, Inc., Class A...........................    34,933   3,111,832

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
                                                             SHARES    VALUE+
                                                             ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    M/I Homes, Inc.........................................  37,930 $   916,768
# *  MarineMax, Inc.........................................  29,164     663,773
     Marriott Vacations Worldwide Corp......................  20,479   1,812,187
*    Meritage Homes Corp....................................  28,156   1,048,811
     MGM Resorts International.............................. 227,871   6,079,598
*    Modine Manufacturing Co................................  14,650     190,596
*    Mohawk Industries, Inc.................................  98,740  12,315,840
*    Monarch Casino & Resort, Inc...........................   1,103      42,763
#    Monro, Inc.............................................   3,100     230,640
# *  Motorcar Parts of America, Inc.........................  15,438     326,977
     Movado Group, Inc......................................  21,998     847,143
*    Murphy USA, Inc........................................  31,378   2,530,008
*    Nautilus, Inc..........................................   3,900      47,697
# *  New York & Co., Inc....................................   8,600      34,056
#    Newell Brands, Inc..................................... 209,562   3,327,845
     Office Depot, Inc...................................... 204,426     523,331
# *  Overstock.com, Inc.....................................  19,344     389,201
     Oxford Industries, Inc.................................  11,400   1,014,372
#    Penske Automotive Group, Inc...........................  43,845   1,945,841
     PulteGroup, Inc........................................ 189,287   4,650,782
     PVH Corp...............................................  31,964   3,860,932
*    Qurate Retail Group, Inc. QVC Group, Class B...........  35,706     795,887
*    Qurate Retail, Inc..................................... 815,470  17,891,412
     RCI Hospitality Holdings, Inc..........................  12,026     314,841
# *  Red Robin Gourmet Burgers, Inc.........................  31,175     941,485
# *  Regis Corp.............................................  41,660     701,554
     Rocky Brands, Inc......................................   8,729     250,697
     Royal Caribbean Cruises, Ltd........................... 322,500  33,775,425
*    Shiloh Industries, Inc.................................  15,461     140,540
#    Shoe Carnival, Inc.....................................  32,650   1,329,834
#    Signet Jewelers, Ltd...................................  37,700   2,113,085
*    Skechers U.S.A., Inc., Class A.........................  28,434     812,359
#    Sonic Automotive, Inc., Class A........................  17,000     308,040
     Speedway Motorsports, Inc..............................  14,935     231,941
     Standard Motor Products, Inc...........................  37,342   2,020,576
*    Stoneridge, Inc........................................  19,361     491,963
#    Strattec Security Corp.................................   5,224     176,049
     Superior Group of Cos, Inc.............................  17,956     312,255
#    Superior Industries International, Inc.................  23,275     228,793
*    Tandy Leather Factory, Inc.............................   9,974      71,813
     Target Corp............................................ 277,933  23,243,537
*    Taylor Morrison Home Corp., Class A....................  28,743     475,409
     Tenneco, Inc., Class A.................................   1,425      49,063
#    Thor Industries, Inc...................................  14,834   1,033,040
#    Tile Shop Holdings, Inc................................   6,700      43,550
     Toll Brothers, Inc..................................... 179,799   6,052,034
*    TopBuild Corp..........................................  16,800     766,416
     Tower International, Inc...............................   6,000     178,140
# *  Tuesday Morning Corp...................................  60,500     184,525
*    Unifi, Inc.............................................  41,401     947,669
# *  Universal Electronics, Inc.............................   3,506     109,633
*    Urban Outfitters, Inc..................................  18,700     737,902
# *  Veoneer, Inc...........................................  13,904     466,896
*    Vista Outdoor, Inc.....................................  62,066     775,825
#    Whirlpool Corp.........................................  38,127   4,184,820
# *  William Lyon Homes, Class A............................  23,600     320,016
     Winnebago Industries, Inc..............................     400      11,024

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
                                                              SHARES      VALUE+
                                                             --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
     Wolverine World Wide, Inc..............................    20,700 $    728,019
     Wyndham Hotels & Resorts, Inc..........................    10,000      492,900
*    ZAGG, Inc..............................................     7,800       94,458
                                                             --------- ------------
TOTAL CONSUMER DISCRETIONARY................................            369,549,536
                                                                       ------------
CONSUMER STAPLES -- (5.8%)
#    Alico, Inc.............................................       960       31,776
     Andersons, Inc. (The)..................................    23,960      862,560
     Archer-Daniels-Midland Co..............................   813,476   38,436,741
     Bunge, Ltd.............................................   116,968    7,228,622
#    Casey's General Stores, Inc............................    14,000    1,765,540
*    CCA Industries, Inc....................................     8,323       23,221
# *  Central Garden & Pet Co................................    25,184      817,976
*    Central Garden & Pet Co., Class A......................    48,121    1,426,788
#    Constellation Brands, Inc., Class B....................    12,615    2,494,112
*    Craft Brew Alliance, Inc...............................     9,754      178,888
*    Darling Ingredients, Inc...............................   173,938    3,593,559
#    Flowers Foods, Inc.....................................    64,000    1,235,840
     Fresh Del Monte Produce, Inc...........................    39,437    1,302,604
# *  Hain Celestial Group, Inc. (The).......................    87,292    2,171,825
*    Hostess Brands, Inc....................................     4,500       46,800
     Ingles Markets, Inc., Class A..........................    11,437      376,735
     Ingredion, Inc.........................................    62,117    6,284,998
#    JM Smucker Co. (The)...................................   108,204   11,720,657
     John B. Sanfilippo & Son, Inc..........................    10,428      657,590
     Kraft Heinz Co. (The)..................................   180,916    9,944,952
*    Landec Corp............................................    37,056      507,297
     Molson Coors Brewing Co., Class A......................     1,908      118,258
     Molson Coors Brewing Co., Class B......................   186,550   11,939,200
     Mondelez International, Inc., Class A.................. 2,081,099   87,364,536
*    Nature's Sunshine Products, Inc........................     1,029        9,107
     Oil-Dri Corp. of America...............................     5,047      156,104
*    Pilgrim's Pride Corp...................................     7,300      128,918
# *  Post Holdings, Inc.....................................    66,772    5,903,980
     PriceSmart, Inc........................................       200       14,030
# *  Pyxus International, Inc...............................     3,508       83,280
#    Sanderson Farms, Inc...................................    17,700    1,741,503
     Seaboard Corp..........................................     1,812    7,003,380
*    Seneca Foods Corp., Class A............................     6,301      199,301
*    Seneca Foods Corp., Class B............................       300        9,525
     SpartanNash Co.........................................    32,983      588,747
     Tyson Foods, Inc., Class A.............................   405,030   24,269,398
*    United Natural Foods, Inc..............................    44,400      964,812
     Universal Corp.........................................    22,290    1,512,599
*    US Foods Holding Corp..................................    87,771    2,560,280
     Walgreens Boots Alliance, Inc..........................   659,669   52,621,796
     Walmart, Inc........................................... 1,173,687  117,697,332
#    Weis Markets, Inc......................................    11,602      535,432
                                                             --------- ------------
TOTAL CONSUMER STAPLES......................................            406,530,599
                                                                       ------------
ENERGY -- (12.9%)
     Adams Resources & Energy, Inc..........................     6,004      243,462
     Anadarko Petroleum Corp................................   258,932   13,775,182
# *  Antero Resources Corp..................................    39,182      622,602
#    Apache Corp............................................    15,708      594,234
*    Apergy Corp............................................     1,042       40,628

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
                                                              SHARES      VALUE+
                                                             --------- ------------
ENERGY -- (Continued)
#    Arch Coal, Inc., Class A...............................     6,258 $    600,142
     Archrock, Inc..........................................    69,200      709,992
#    Baker Hughes a GE Co...................................     4,305      114,900
# *  Bristow Group, Inc.....................................    32,315      355,788
# *  Callon Petroleum Co....................................   107,911    1,075,873
# *  Centennial Resource Development, Inc., Class A.........     1,600       30,656
     Chevron Corp........................................... 1,103,373  123,191,595
#    Cimarex Energy Co......................................    33,636    2,673,053
*    Cloud Peak Energy, Inc.................................    37,515       64,151
*    CNX Resources Corp.....................................   153,941    2,409,177
*    Concho Resources, Inc..................................    40,987    5,700,882
     ConocoPhillips......................................... 1,489,306  104,102,489
*    Dawson Geophysical Co..................................    21,211      118,994
#    Delek US Holdings, Inc.................................    89,231    3,276,562
# *  Denbury Resources, Inc.................................   185,600      640,320
     Devon Energy Corp......................................    60,406    1,957,154
*    Dorian LPG, Ltd........................................     3,567       28,358
#    Ensco P.L.C., Class A..................................   267,169    1,907,587
     EOG Resources, Inc.....................................     8,874      934,787
*    Era Group, Inc.........................................    24,458      276,865
*    Exterran Corp..........................................    35,500      741,595
     Exxon Mobil Corp....................................... 2,833,988  225,812,164
#    Green Plains, Inc......................................    42,334      721,371
     Gulf Island Fabrication, Inc...........................    13,009      110,577
*    Gulfport Energy Corp...................................    44,661      406,862
     Hallador Energy Co.....................................    14,700       96,432
*    Helix Energy Solutions Group, Inc......................   103,010      877,645
     Helmerich & Payne, Inc.................................    95,808    5,967,880
     Hess Corp..............................................   165,152    9,479,725
     HollyFrontier Corp.....................................    32,210    2,172,242
# *  Hornbeck Offshore Services, Inc........................     6,900       21,735
# *  International Seaways, Inc.............................        12          258
     Kinder Morgan, Inc..................................... 1,124,143   19,132,914
# *  Kosmos Energy, Ltd.....................................    26,900      174,581
# *  Laredo Petroleum, Inc..................................    36,900      193,356
     Marathon Oil Corp......................................   467,019    8,868,691
     Marathon Petroleum Corp................................ 1,205,778   84,947,060
# *  Matador Resources Co...................................    29,900      862,316
*    Matrix Service Co......................................    17,023      346,078
# *  McDermott International, Inc...........................    12,000       92,760
#    Murphy Oil Corp........................................   139,491    4,444,183
#    Nabors Industries, Ltd.................................   391,611    1,946,307
     NACCO Industries, Inc., Class A........................     6,832      235,977
     National Oilwell Varco, Inc............................   213,118    7,842,742
*    Natural Gas Services Group, Inc........................    15,026      290,002
*    Newfield Exploration Co................................    60,483    1,221,757
*    Newpark Resources, Inc.................................    87,515      718,498
     Noble Energy, Inc......................................   133,794    3,324,781
# *  Oasis Petroleum, Inc...................................   194,070    1,952,344
     Occidental Petroleum Corp..............................   484,588   32,501,317
*    Oceaneering International, Inc.........................    55,426    1,049,768
# *  Parker Drilling Co.....................................     5,589       13,973
*    Parsley Energy, Inc., Class A..........................    50,257    1,177,019
     Patterson-UTI Energy, Inc..............................   161,225    2,682,784
     PBF Energy, Inc., Class A..............................   126,000    5,273,100
*    PDC Energy, Inc........................................    48,958    2,078,267
     Peabody Energy Corp....................................    90,100    3,194,045

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
                                                              SHARES      VALUE+
                                                             --------- ------------
ENERGY -- (Continued)
*    PHI, Inc. Non-Voting...................................    13,870 $    108,047
     Phillips 66............................................   775,455   79,732,283
*    Pioneer Energy Services Corp...........................    74,262      220,558
     Pioneer Natural Resources Co...........................    88,400   13,018,668
*    QEP Resources, Inc.....................................    96,641      861,071
#    Range Resources Corp...................................   161,740    2,563,579
# *  REX American Resources Corp............................     4,050      300,388
*    Rowan Cos. P.L.C., Class A.............................   118,378    1,883,394
     Schlumberger, Ltd......................................   577,687   29,641,120
*    SEACOR Holdings, Inc...................................    18,204      873,610
# *  SEACOR Marine Holdings, Inc............................    12,678      231,754
#    SemGroup Corp., Class A................................    41,342      764,414
#    Ship Finance International, Ltd........................    12,481      156,013
     SM Energy Co...........................................    56,538    1,376,135
*    Southwestern Energy Co.................................     6,045       32,280
# *  SRC Energy, Inc........................................   246,067    1,742,154
*    Superior Energy Services, Inc..........................     4,232       33,137
*    TETRA Technologies, Inc................................    25,600       76,032
# *  Transocean, Ltd........................................   174,223    1,918,195
# *  Unit Corp..............................................    52,140    1,205,998
#    US Silica Holdings, Inc................................    40,824      571,536
     Valero Energy Corp.....................................   605,899   55,191,340
*    Whiting Petroleum Corp.................................    45,107    1,682,491
# *  WildHorse Resource Development Corp....................     6,700      142,107
     Williams Cos., Inc. (The)..............................   216,857    5,276,131
     World Fuel Services Corp...............................     5,865      187,680
*    WPX Energy, Inc........................................   254,581    4,083,479
                                                             --------- ------------
TOTAL ENERGY................................................            900,292,133
                                                                       ------------
FINANCIALS -- (21.7%)
#    1st Constitution Bancorp...............................       995       20,119
     1st Source Corp........................................    45,305    2,110,760
     Aflac, Inc.............................................   428,750   18,466,262
     Alleghany Corp.........................................     3,115    1,871,118
     Allstate Corp. (The)...................................   169,260   16,201,567
     American Equity Investment Life Holding Co.............    98,900    3,087,658
     American Financial Group, Inc..........................   168,865   16,891,566
     American International Group, Inc......................   566,133   23,375,632
     American National Insurance Co.........................    23,302    2,871,738
     AmeriServ Financial, Inc...............................    30,968      131,304
*    Arch Capital Group, Ltd................................     9,282      263,330
     Argo Group International Holdings, Ltd.................    59,381    3,658,463
     Aspen Insurance Holdings, Ltd..........................   102,623    4,297,851
     Associated Banc-Corp...................................   120,642    2,796,482
     Assurant, Inc..........................................    65,820    6,398,362
     Assured Guaranty, Ltd..................................   122,989    4,917,100
     Asta Funding, Inc......................................       885        3,381
*    Athene Holding, Ltd., Class A..........................     4,636      211,958
*    Atlanticus Holdings Corp...............................    12,567       41,471
     Axis Capital Holdings, Ltd.............................    49,610    2,767,742
#    Banc of California, Inc................................     2,500       39,875
*    Bancorp, Inc. (The)....................................       459        4,820
#    BancorpSouth Bank......................................       600       17,220
     Bank of America Corp................................... 5,929,137  163,051,267
     Bank of New York Mellon Corp. (The)....................   702,823   33,264,613
     Bank OZK...............................................    10,067      275,433

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
                                                              SHARES      VALUE+
                                                             --------- ------------
FINANCIALS -- (Continued)
     BankFinancial Corp.....................................    18,849 $    266,148
     BankUnited, Inc........................................    18,295      605,564
     Banner Corp............................................     1,628       94,131
     Bar Harbor Bankshares..................................     2,733       69,883
     BB&T Corp..............................................   249,646   12,272,597
     BCB Bancorp, Inc.......................................     1,059       13,174
     Berkshire Hills Bancorp, Inc...........................    30,747    1,026,027
*    Blucora, Inc...........................................    57,127    1,652,113
     Blue Hills Bancorp, Inc................................     1,469       34,095
*    Brighthouse Financial, Inc.............................    63,254    2,506,756
*    Cannae Holdings, Inc...................................    15,438      285,140
     Capital City Bank Group, Inc...........................    14,283      338,507
     Capital One Financial Corp.............................   372,872   33,297,470
     Capitol Federal Financial, Inc.........................     9,250      114,793
     Carolina Financial Corp................................     1,153       38,153
     Cathay General Bancorp.................................    17,730      667,889
     Century Bancorp, Inc., Class A.........................       495       37,184
     Chemical Financial Corp................................    41,900    1,963,434
     Chubb, Ltd.............................................   159,855   19,967,488
#    Cincinnati Financial Corp..............................    12,284      966,014
     CIT Group, Inc.........................................    73,545    3,484,562
     Citigroup, Inc......................................... 1,870,326  122,431,540
#    Citizens Community Bancorp, Inc........................    10,355      132,026
     CME Group, Inc.........................................    77,028   14,114,611
     CNA Financial Corp.....................................   199,398    8,647,891
     CNO Financial Group, Inc...............................   301,264    5,693,890
     Codorus Valley Bancorp, Inc............................       158        4,162
     Columbia Banking System, Inc...........................    22,000      815,980
#    Community Financial Corp. (The)........................       408       12,301
     Community West Bancshares..............................       400        4,416
     ConnectOne Bancorp, Inc................................     1,200       24,876
*    Consumer Portfolio Services, Inc.......................    26,500      103,615
# *  Cowen, Inc.............................................     3,989       59,037
*    Customers Bancorp, Inc.................................     2,290       46,922
     Donegal Group, Inc., Class A...........................    12,386      166,344
*    E*TRADE Financial Corp.................................    86,881    4,293,659
     EMC Insurance Group, Inc...............................    23,450      562,096
*    Enstar Group, Ltd......................................     1,400      254,240
     Enterprise Financial Services Corp.....................       436       18,944
     ESSA Bancorp, Inc......................................     8,217      132,705
     Evans Bancorp, Inc.....................................     1,681       73,964
     Everest Re Group, Ltd..................................    34,913    7,606,146
     FBL Financial Group, Inc., Class A.....................    24,660    1,701,047
     Federal Agricultural Mortgage Corp., Class A...........       177       11,291
     Federal Agricultural Mortgage Corp., Class C...........     9,500      663,480
     FedNat Holding Co......................................    13,665      294,207
     Fidelity Southern Corp.................................     7,213      167,486
     Fifth Third Bancorp....................................   173,516    4,683,197
     Financial Institutions, Inc............................       296        8,451
     First American Financial Corp..........................    61,982    2,747,662
     First Bancorp..........................................    16,138      595,331
*    First BanCorp..........................................     9,225       85,147
     First Business Financial Services, Inc.................       964       20,177
     First Citizens BancShares, Inc., Class A...............     8,627    3,680,537
     First Commonwealth Financial Corp......................    30,547      412,384
     First Community Bankshares, Inc........................       183        6,319
     First Defiance Financial Corp..........................    21,760      592,307

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
                                                              SHARES      VALUE+
                                                             --------- ------------
FINANCIALS -- (Continued)
     First Financial Bancorp................................   107,737 $  2,819,477
     First Financial Northwest, Inc.........................    25,371      383,356
     First Hawaiian, Inc....................................     1,200       29,736
#    First Horizon National Corp............................   118,936    1,919,627
     First Interstate BancSystem, Inc., Class A.............     2,348       97,348
     First Merchants Corp...................................    36,312    1,510,942
     First Midwest Bancorp, Inc.............................    58,937    1,353,194
     First United Corp......................................     1,266       22,788
*    Flagstar Bancorp, Inc..................................     7,100      218,609
#    FNB Corp...............................................   154,117    1,823,204
     Fulton Financial Corp..................................    29,400      470,694
*    Genworth Financial, Inc., Class A......................    34,964      149,646
     Global Indemnity, Ltd..................................     8,282      296,496
     Goldman Sachs Group, Inc. (The)........................   209,155   47,137,262
     Great Southern Bancorp, Inc............................     1,616       87,506
     Great Western Bancorp, Inc.............................     8,161      299,101
     Guaranty Federal Bancshares, Inc.......................     1,684       40,618
*    Hallmark Financial Services, Inc.......................    16,734      186,417
     Hancock Whitney Corp...................................    52,689    2,210,830
     Hanmi Financial Corp...................................     3,221       67,577
     Hanover Insurance Group, Inc. (The)....................    88,829    9,893,774
     Hartford Financial Services Group, Inc. (The)..........   245,844   11,166,234
     Heartland Financial USA, Inc...........................       465       24,710
     Hilltop Holdings, Inc..................................    26,171      520,803
*    HMN Financial, Inc.....................................     3,456       70,813
     Home Bancorp, Inc......................................       719       28,573
*    HomeStreet, Inc........................................     2,200       57,156
     Hope Bancorp, Inc......................................    16,628      240,773
     HopFed Bancorp, Inc....................................     6,781      104,088
     Horace Mann Educators Corp.............................    58,206    2,286,332
     Huntington Bancshares, Inc.............................    70,847    1,015,238
     IBERIABANK Corp........................................    36,497    2,718,662
#    Independent Bank Group, Inc............................     1,256       72,735
     International Bancshares Corp..........................     5,000      193,500
     Invesco, Ltd...........................................    17,600      382,096
     Investment Technology Group, Inc.......................    23,677      650,644
     Investors Bancorp, Inc.................................    45,405      507,628
     Investors Title Co.....................................     1,069      194,558
#    Janus Henderson Group P.L.C............................   135,421    3,327,294
     Jefferies Financial Group, Inc.........................    16,565      355,651
     JPMorgan Chase & Co.................................... 2,748,095  299,597,317
     Kemper Corp............................................    59,119    4,445,158
     KeyCorp................................................   526,210    9,555,974
     Lakeland Bancorp, Inc..................................    10,040      165,359
     Landmark Bancorp, Inc..................................     2,390       65,128
     Legg Mason, Inc........................................    43,400    1,224,748
     Lincoln National Corp..................................   134,595    8,101,273
     Loews Corp.............................................   243,798   11,351,235
     M&T Bank Corp..........................................     4,241      701,504
     Macatawa Bank Corp.....................................       291        3,157
     Mackinac Financial Corp................................     6,893      107,531
*    Malvern Bancorp, Inc...................................       867       17,609
     Marlin Business Services Corp..........................    13,787      366,458
     MB Financial, Inc......................................    19,678      873,506
# *  MBIA, Inc..............................................    82,267      814,443
     MBT Financial Corp.....................................     9,396      107,208
     Mercantile Bank Corp...................................     4,422      140,443

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
                                                             SHARES     VALUE+
                                                            --------- -----------
    FINANCIALS -- (Continued)
    Meridian Bancorp, Inc..................................     1,000 $    15,840
    MetLife, Inc...........................................   949,912  39,126,875
*   MGIC Investment Corp...................................    98,745   1,205,676
    MidWestOne Financial Group, Inc........................       346       9,968
    Morgan Stanley......................................... 1,102,617  50,345,492
#   MutualFirst Financial, Inc.............................     2,300      81,673
    National Western Life Group, Inc., Class A.............       900     242,352
    Navigators Group, Inc. (The)...........................     9,617     665,016
    Nelnet, Inc., Class A..................................    16,900     951,301
#   New York Community Bancorp, Inc........................   107,280   1,027,742
>>  NewStar Financial, Inc.................................    41,166      10,685
    Northfield Bancorp, Inc................................       800      10,536
    Northrim BanCorp, Inc..................................     5,734     218,064
    OceanFirst Financial Corp..............................     5,000     126,600
    OFG Bancorp............................................    33,091     565,525
#   Old National Bancorp...................................   158,120   2,822,442
    Old Republic International Corp........................   174,823   3,854,847
*   OneMain Holdings, Inc..................................    24,900     710,148
    Oppenheimer Holdings, Inc., Class A....................     3,097      95,264
#   PacWest Bancorp........................................    48,904   1,986,480
#   Peoples Bancorp of North Carolina, Inc.................       275       7,656
    Peoples Bancorp, Inc...................................    15,923     545,044
    People's United Financial, Inc.........................   213,207   3,338,822
#   Pinnacle Financial Partners, Inc.......................    11,777     615,937
    Piper Jaffray Cos......................................       312      21,647
    PNC Financial Services Group, Inc. (The)...............   217,040  27,887,470
    Popular, Inc...........................................    70,636   3,673,778
    Premier Financial Bancorp, Inc.........................     6,096     108,143
    Principal Financial Group, Inc.........................   218,754  10,296,751
#   Prosperity Bancshares, Inc.............................    10,111     657,518
    Protective Insurance Corp., Class A....................       300       6,423
    Protective Insurance Corp., Class B....................     5,929     136,663
    Provident Financial Holdings, Inc......................       544       9,411
    Provident Financial Services, Inc......................    25,859     630,960
    Prudential Bancorp, Inc................................       600      10,782
    Prudential Financial, Inc..............................   497,625  46,667,272
    Radian Group, Inc......................................   161,945   3,107,725
    Regions Financial Corp................................. 1,302,555  22,104,358
    Reinsurance Group of America, Inc......................   153,566  21,863,191
    RenaissanceRe Holdings, Ltd............................    25,867   3,159,913
    Renasant Corp..........................................    42,102   1,468,518
    Riverview Bancorp, Inc.................................     1,682      14,247
    Safety Insurance Group, Inc............................    26,197   2,181,686
    Salisbury Bancorp, Inc.................................       300      12,030
    Sandy Spring Bancorp, Inc..............................     9,725     345,724
    SB Financial Group, Inc................................     1,128      20,451
*   Select Bancorp, Inc....................................       600       7,392
#   Selective Insurance Group, Inc.........................    45,200   2,931,220
    SI Financial Group, Inc................................     5,661      74,952
    Signature Bank.........................................    10,270   1,128,673
    Simmons First National Corp., Class A..................    22,648     606,513
    South State Corp.......................................     7,672     519,164
    Southern National Bancorp of Virginia, Inc.............       193       2,916
#   State Auto Financial Corp..............................    15,100     480,029
#   Sterling Bancorp.......................................   132,480   2,381,990
    Stewart Information Services Corp......................    12,271     506,547
    Stifel Financial Corp..................................    47,800   2,185,416

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
                                                              SHARES       VALUE+
                                                             --------- --------------
FINANCIALS -- (Continued)
     SunTrust Banks, Inc....................................   255,532 $   16,011,635
     Synchrony Financial....................................   544,549     15,726,575
     Synovus Financial Corp.................................     8,639        324,481
     Territorial Bancorp, Inc...............................       823         22,419
*    Texas Capital Bancshares, Inc..........................     1,480         96,540
     Timberland Bancorp, Inc................................     2,500         72,550
     Tiptree, Inc...........................................    37,071        218,348
     Travelers Cos., Inc. (The).............................   184,026     23,027,173
     TriCo Bancshares.......................................       854         30,761
#    Trustmark Corp.........................................    31,111        958,219
     Umpqua Holdings Corp...................................   111,767      2,145,926
#    Union Bankshares Corp..................................    39,149      1,336,547
#    United Bankshares, Inc.................................    20,521        680,682
     United Financial Bancorp, Inc..........................     9,993        154,392
     United Fire Group, Inc.................................    24,429      1,315,013
     United Security Bancshares.............................       440          4,717
     Unity Bancorp, Inc.....................................     3,592         76,043
     Univest Corp. of Pennsylvania..........................     2,256         56,310
     Unum Group.............................................   517,445     18,762,556
#    Valley National Bancorp................................   158,654      1,583,367
     Voya Financial, Inc....................................    22,660        991,602
     Washington Federal, Inc................................    97,887      2,756,498
     Waterstone Financial, Inc..............................     1,426         23,301
     Wells Fargo & Co....................................... 2,802,209    149,161,585
     WesBanco, Inc..........................................    32,396      1,299,080
     Western New England Bancorp, Inc.......................    11,698        117,448
     Wintrust Financial Corp................................    44,824      3,412,899
     WR Berkley Corp........................................     5,305        402,650
#    Zions Bancorp NA.......................................    53,325      2,508,941
                                                             --------- --------------
TOTAL FINANCIALS............................................            1,507,248,059
                                                                       --------------
HEALTHCARE -- (15.6%)
     Abbott Laboratories....................................   915,297     63,100,575
# *  Acadia Healthcare Co., Inc.............................    21,831        905,986
     Aceto Corp.............................................    31,686         64,956
*    Addus HomeCare Corp....................................     2,044        133,882
     Aetna, Inc.............................................   558,462    110,798,861
     Allergan P.L.C.........................................   131,701     20,810,075
*    Allscripts Healthcare Solutions, Inc...................   203,244      2,420,636
# *  Amneal Pharmaceuticals, Inc............................     4,700         86,715
*    AngioDynamics, Inc.....................................    14,354        293,252
# *  Anika Therapeutics, Inc................................    14,671        524,635
     Anthem, Inc............................................   504,640    139,063,645
*    Aptevo Therapeutics, Inc...............................     4,339         14,622
*    Avanos Medical, Inc....................................    32,638      1,847,311
     Baxter International, Inc..............................     6,557        409,878
*    Bio-Rad Laboratories, Inc., Class A....................       361         98,499
*    Brookdale Senior Living, Inc...........................   141,351      1,262,264
*    Cambrex Corp...........................................     2,300        122,567
*    Centene Corp...........................................    20,136      2,624,123
     Cigna Corp.............................................   136,754     29,239,373
*    Concert Pharmaceuticals, Inc...........................     5,383         80,314
     CONMED Corp............................................    43,239      2,915,606
     Cooper Cos., Inc. (The)................................    13,956      3,604,974
*    Cross Country Healthcare, Inc..........................     7,595         67,064
*    CryoLife, Inc..........................................    17,502        542,212

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
                                                              SHARES      VALUE+
                                                             --------- ------------
HEALTHCARE -- (Continued)
# *  Cumberland Pharmaceuticals, Inc........................    23,319 $    125,923
*    Cutera, Inc............................................     1,289       26,167
     CVS Health Corp........................................ 1,510,745  109,362,831
     Danaher Corp...........................................   405,225   40,279,365
     DENTSPLY SIRONA, Inc...................................    33,093    1,146,011
     Digirad Corp...........................................    26,711       33,255
# *  Diplomat Pharmacy, Inc.................................    34,200      678,528
*    Emergent BioSolutions, Inc.............................    48,978    2,996,964
*    Endo International P.L.C...............................    14,700      249,018
*    Enzo Biochem, Inc......................................     6,287       20,873
*    Express Scripts Holding Co.............................   493,239   47,829,386
*    FONAR Corp.............................................       960       23,750
*    Harvard Bioscience, Inc................................    16,180       64,073
*    HMS Holdings Corp......................................     6,400      184,448
     Humana, Inc............................................   198,071   63,463,929
*    Integer Holdings Corp..................................    41,672    3,103,314
# *  IntriCon Corp..........................................     2,835      118,730
#    Invacare Corp..........................................     7,330       94,704
     Kewaunee Scientific Corp...............................     1,631       46,647
*    Laboratory Corp. of America Holdings...................     8,149    1,308,322
# *  LHC Group, Inc.........................................    30,318    2,771,975
*    LifePoint Health, Inc..................................    82,208    5,332,011
*    LivaNova P.L.C.........................................    33,901    3,796,573
     Luminex Corp...........................................     1,400       40,278
*    Magellan Health, Inc...................................    17,899    1,164,509
# *  Mallinckrodt P.L.C.....................................    81,300    2,037,378
     McKesson Corp..........................................    70,069    8,741,808
*    MEDNAX, Inc............................................    72,102    2,977,092
*    Medpace Holdings, Inc..................................       800       41,680
     Medtronic P.L.C........................................   814,175   73,129,198
*    Merit Medical Systems, Inc.............................    13,395      765,122
# *  Molina Healthcare, Inc.................................    25,541    3,237,833
*    Mylan NV...............................................    28,680      896,250
# *  Myriad Genetics, Inc...................................    78,116    3,517,563
     National HealthCare Corp...............................     6,484      515,673
*    Natus Medical, Inc.....................................    16,198      483,996
*    Nuvectra Corp..........................................    10,668      213,467
*    Omnicell, Inc..........................................    35,405    2,503,133
     Owens & Minor, Inc.....................................     2,841       22,444
#    PerkinElmer, Inc.......................................    76,500    6,615,720
     Pfizer, Inc............................................ 3,696,959  159,191,055
# *  Prestige Consumer Healthcare, Inc......................   111,489    4,031,442
*    Providence Service Corp. (The).........................    11,898      786,339
     Quest Diagnostics, Inc.................................    10,366      975,544
*    RTI Surgical, Inc......................................    65,316      299,147
*    Select Medical Holdings Corp...........................   122,704    2,034,432
     STERIS P.L.C...........................................       200       21,862
*    Surmodics, Inc.........................................     5,593      354,764
# *  Syneos Health, Inc.....................................    31,908    1,455,962
# *  Taro Pharmaceutical Industries, Ltd....................     2,378      236,635
     Teleflex, Inc..........................................    37,223    8,961,065
     Thermo Fisher Scientific, Inc..........................   435,609  101,780,043
*    Triple-S Management Corp., Class B.....................    20,684      354,937
*    United Therapeutics Corp...............................    20,858    2,312,318
     UnitedHealth Group, Inc................................    89,716   23,447,277
# *  Varex Imaging Corp.....................................     8,098      210,224
*    WellCare Health Plans, Inc.............................    18,375    5,071,316

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
                                                             SHARES      VALUE+
                                                             ------- --------------
HEALTHCARE -- (Continued)
     Zimmer Biomet Holdings, Inc............................  10,322 $    1,172,476
                                                             ------- --------------
TOTAL HEALTHCARE............................................          1,083,688,804
                                                                     --------------
INDUSTRIALS -- (11.4%)
     AAR Corp...............................................  32,906      1,565,667
#    ABM Industries, Inc....................................  67,600      2,078,700
#    Acme United Corp.......................................   1,030         17,881
#    Acuity Brands, Inc.....................................  19,531      2,453,875
# *  AECOM..................................................  67,765      1,974,672
*    Aegion Corp............................................  42,549        823,749
# *  Aerovironment, Inc.....................................  35,065      3,154,798
     AGCO Corp..............................................  63,273      3,545,819
     Air Lease Corp.........................................  38,284      1,458,620
*    Air Transport Services Group, Inc......................  35,408        693,997
     Alamo Group, Inc.......................................  22,751      1,950,216
#    Alaska Air Group, Inc.................................. 109,152      6,704,116
     Albany International Corp., Class A....................  20,551      1,438,159
#    Allegiant Travel Co....................................   2,000        228,280
     Altra Industrial Motion Corp...........................   3,838        123,852
     AMERCO.................................................  29,431      9,608,633
*    Ameresco, Inc., Class A................................     981         16,059
     American Railcar Industries, Inc.......................  20,003      1,398,410
*    American Woodmark Corp.................................   2,204        133,210
#    Apogee Enterprises, Inc................................  36,374      1,313,101
     ArcBest Corp...........................................  12,135        450,451
     Arconic, Inc........................................... 256,734      5,219,402
     Argan, Inc.............................................      21            924
*    Armstrong Flooring, Inc................................   1,000         15,550
*    ASGN, Inc..............................................  53,951      3,619,033
#    Astec Industries, Inc..................................  22,925        862,209
# *  Atlas Air Worldwide Holdings, Inc......................  31,815      1,642,290
     AZZ, Inc...............................................   5,300        235,055
     Barnes Group, Inc......................................  49,500      2,801,700
*    BMC Stock Holdings, Inc................................   3,700         61,938
     Brady Corp., Class A...................................  38,500      1,551,165
     Briggs & Stratton Corp.................................  41,033        596,209
*    Builders FirstSource, Inc..............................   6,000         74,280
# *  CAI International, Inc.................................  17,082        425,513
     Carlisle Cos., Inc.....................................  27,591      2,665,015
*    Casella Waste Systems, Inc., Class A...................   5,201        169,345
     Caterpillar, Inc.......................................  84,002     10,191,123
*    CBIZ, Inc..............................................  39,049        866,107
#    CECO Environmental Corp................................   3,773         28,071
*    Chart Industries, Inc..................................   3,320        225,926
#    Chicago Rivet & Machine Co.............................     700         23,411
#    CIRCOR International, Inc..............................   9,719        315,965
*    Clean Harbors, Inc.....................................   8,600        585,144
*    Colfax Corp............................................   7,300        204,619
     Columbus McKinnon Corp.................................  17,542        644,318
     Comfort Systems USA, Inc...............................  44,560      2,383,069
*    Commercial Vehicle Group, Inc..........................  11,800         78,942
     CompX International, Inc...............................     500          6,520
     Copa Holdings SA, Class A..............................   8,500        615,655
*    Covenant Transportation Group, Inc., Class A...........   7,080        177,212
     CRA International, Inc.................................   7,613        320,888
     Crane Co...............................................   1,280        111,411

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
                                                              SHARES     VALUE+
                                                             --------- -----------
INDUSTRIALS -- (Continued)
*    CSW Industrials, Inc...................................       300 $    13,809
     CSX Corp............................................... 1,055,544  72,684,760
     Cubic Corp.............................................     3,576     234,621
     Curtiss-Wright Corp....................................    46,353   5,073,799
     Delta Air Lines, Inc...................................   433,135  23,705,479
     Deluxe Corp............................................     5,003     236,192
     DMC Global, Inc........................................     1,436      55,358
     Douglas Dynamics, Inc..................................    30,234   1,311,853
*    Ducommun, Inc..........................................    12,645     469,888
*    DXP Enterprises, Inc...................................       402      12,776
*    Dycom Industries, Inc..................................     5,700     386,916
     Eastern Co. (The)......................................    10,193     288,462
     Eaton Corp. P.L.C......................................   265,270  19,011,901
*    Echo Global Logistics, Inc.............................    19,400     498,774
     EMCOR Group, Inc.......................................    62,540   4,439,089
     Encore Wire Corp.......................................    19,966     882,497
     EnerSys................................................    43,639   3,472,355
*    Engility Holdings, Inc.................................     7,988     247,868
     Ennis, Inc.............................................    30,835     596,966
     EnPro Industries, Inc..................................     8,338     518,624
     ESCO Technologies, Inc.................................    18,001   1,102,021
     Espey Manufacturing & Electronics Corp.................     1,671      46,788
     Essendant, Inc.........................................    14,123     179,927
*    Esterline Technologies Corp............................    44,968   5,277,444
     Federal Signal Corp....................................    71,923   1,581,587
     FedEx Corp.............................................   127,314  28,052,367
#    Flowserve Corp.........................................    42,560   1,953,504
     Fluor Corp.............................................    55,441   2,431,642
     Fortune Brands Home & Security, Inc....................   123,726   5,546,637
*    Franklin Covey Co......................................     3,046      68,048
     Franklin Electric Co., Inc.............................     4,674     198,271
*    FreightCar America, Inc................................     4,692      67,096
*    FTI Consulting, Inc....................................    43,236   2,988,040
#    GATX Corp..............................................    65,445   4,903,794
*    Gencor Industries, Inc.................................    13,149     149,636
     General Electric Co.................................... 2,120,584  21,417,898
# *  Genesee & Wyoming, Inc., Class A.......................    19,008   1,506,004
# *  Gibraltar Industries, Inc..............................    34,603   1,233,251
# *  Goldfield Corp. (The)..................................     4,304      15,925
     Gorman-Rupp Co. (The)..................................    22,062     761,139
*    GP Strategies Corp.....................................    18,583     271,498
#    Granite Construction, Inc..............................    32,417   1,482,105
*    Great Lakes Dredge & Dock Corp.........................    69,820     405,654
#    Greenbrier Cos., Inc. (The)............................    22,451   1,065,300
     Griffon Corp...........................................    67,323     815,955
#    Hawaiian Holdings, Inc.................................    24,322     841,784
#    Heartland Express, Inc.................................     4,300      83,721
     Heidrick & Struggles International, Inc................    18,234     629,255
*    Herc Holdings, Inc.....................................     1,679      53,829
*    Heritage-Crystal Clean, Inc............................     1,365      31,381
     Herman Miller, Inc.....................................    15,600     514,020
# *  Hertz Global Holdings, Inc.............................    55,682     765,628
*    Hub Group, Inc., Class A...............................     6,511     298,334
     Hurco Cos., Inc........................................     7,910     322,253
*    Huron Consulting Group, Inc............................     4,001     218,014
     Hyster-Yale Materials Handling, Inc....................    12,246     740,271
     ICF International, Inc.................................    31,660   2,331,442

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
                                                             SHARES    VALUE+
                                                             ------- -----------
INDUSTRIALS -- (Continued)
     Ingersoll-Rand P.L.C................................... 213,109 $20,445,677
*    InnerWorkings, Inc.....................................  96,587     694,461
     Insteel Industries, Inc................................  17,578     459,137
     ITT, Inc...............................................  40,100   2,025,050
*    JetBlue Airways Corp................................... 328,115   5,489,364
     Johnson Controls International P.L.C................... 151,178   4,833,161
     Kadant, Inc............................................  12,286   1,212,628
     Kaman Corp.............................................  19,988   1,269,638
     KAR Auction Services, Inc..............................  18,100   1,030,614
     KBR, Inc...............................................   3,600      71,208
     Kennametal, Inc........................................   5,020     177,959
     Kimball International, Inc., Class B...................  33,832     556,875
# *  Kirby Corp.............................................  41,400   2,978,316
#    Knight-Swift Transportation Holdings, Inc..............  20,293     649,376
     Knoll, Inc.............................................   4,200      83,370
     Korn/Ferry International...............................  62,504   2,821,431
# *  Kratos Defense & Security Solutions, Inc...............   2,711      33,969
     L3 Technologies, Inc................................... 100,470  19,036,051
*    Lawson Products, Inc...................................   8,847     292,482
*    LB Foster Co., Class A.................................   6,682     121,479
#    LSC Communications, Inc................................   5,700      53,751
     LSI Industries, Inc....................................  27,715     119,729
*    Lydall, Inc............................................  15,105     451,186
     Macquarie Infrastructure Corp..........................   1,300      48,035
     ManpowerGroup, Inc.....................................  33,089   2,524,360
     Marten Transport, Ltd..................................  79,636   1,533,789
*    Masonite International Corp............................  10,406     576,388
# *  MasTec, Inc............................................  63,539   2,764,582
     Matson, Inc............................................  62,316   2,186,045
#    Matthews International Corp., Class A..................  22,887     952,557
     McGrath RentCorp.......................................  17,552     937,101
*    Mercury Systems, Inc...................................   2,055      96,297
*    Milacron Holdings Corp.................................   2,800      39,200
     Miller Industries, Inc.................................  20,099     485,793
*    Mistras Group, Inc.....................................   4,200      83,580
     Mobile Mini, Inc.......................................  54,461   2,239,436
     Moog, Inc., Class A....................................  35,539   2,542,815
# *  MRC Global, Inc........................................ 104,097   1,647,856
     MSC Industrial Direct Co., Inc., Class A...............   1,150      93,219
     Mueller Industries, Inc................................  44,012   1,071,692
     Mueller Water Products, Inc., Class A..................  20,300     208,278
#    Multi-Color Corp.......................................   8,908     473,549
*    MYR Group, Inc.........................................  19,582     653,843
#    National Presto Industries, Inc........................     571      71,187
     Navigant Consulting, Inc...............................  12,297     265,615
     Nielsen Holdings P.L.C.................................  91,660   2,381,327
*    NL Industries, Inc.....................................  30,289     160,532
#    NN, Inc................................................  18,396     213,394
     Norfolk Southern Corp.................................. 545,229  91,505,783
# *  Northwest Pipe Co......................................   5,286      94,144
     nVent Electric P.L.C................................... 117,934   2,879,948
     Oshkosh Corp...........................................  72,838   4,089,125
     Owens Corning.......................................... 149,300   7,057,411
     PACCAR, Inc............................................  93,329   5,339,352
*    PAM Transportation Services, Inc.......................   6,449     378,040
     Pentair P.L.C.......................................... 117,934   4,735,050
*    Perma-Pipe International Holdings, Inc.................   8,900      81,435

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
                                                             SHARES    VALUE+
                                                             ------- -----------
INDUSTRIALS -- (Continued)
     Powell Industries, Inc.................................   5,719 $   166,766
     Primoris Services Corp.................................   4,000      84,680
     Quad/Graphics, Inc.....................................   6,491     100,156
     Quanex Building Products Corp..........................  30,731     455,433
*    Quanta Services, Inc................................... 168,307   5,251,178
*    Radiant Logistics, Inc.................................   4,144      22,543
     Raytheon Co............................................  44,355   7,763,899
     RCM Technologies, Inc..................................  15,245      64,486
     Regal Beloit Corp......................................  16,070   1,152,219
     Republic Services, Inc................................. 429,755  31,234,593
     Resources Connection, Inc..............................  28,155     459,490
*    Rexnord Corp...........................................  60,278   1,616,053
# *  Roadrunner Transportation Systems, Inc.................     879         404
     Rush Enterprises, Inc., Class A........................  33,503   1,185,671
     Rush Enterprises, Inc., Class B........................  18,522     667,903
     Ryder System, Inc......................................  89,844   4,969,272
*    Saia, Inc..............................................  29,025   1,824,511
     Schneider National, Inc., Class B......................   7,900     172,773
# *  Sensata Technologies Holding P.L.C.....................  48,475   2,273,477
*    SIFCO Industries, Inc..................................   4,627      22,837
     Simpson Manufacturing Co., Inc.........................  26,100   1,489,788
     SkyWest, Inc...........................................  55,106   3,157,023
     Snap-on, Inc...........................................  15,588   2,399,617
     Southwest Airlines Co.................................. 531,263  26,085,013
*    SP Plus Corp...........................................   3,236     103,423
     Spartan Motors, Inc....................................  16,820     113,199
*    Sparton Corp...........................................   8,563     106,010
# *  Spirit Airlines, Inc...................................  61,789   3,206,849
*    SPX FLOW, Inc..........................................  20,567     704,008
     Standex International Corp.............................  22,341   1,812,302
     Stanley Black & Decker, Inc............................ 129,900  15,135,948
     Steelcase, Inc., Class A...............................  56,369     935,725
*    Stericycle, Inc........................................  23,934   1,195,982
# *  Team, Inc..............................................   6,674     132,813
#    Terex Corp.............................................  81,515   2,721,786
     Tetra Tech, Inc........................................  55,922   3,693,089
     Textron, Inc...........................................   1,844      98,894
*    Thermon Group Holdings, Inc............................   4,300      92,794
     Timken Co. (The).......................................  13,027     515,218
     Titan International, Inc...............................  16,400     115,784
*    Titan Machinery, Inc...................................   2,883      41,083
*    TriMas Corp............................................   6,000     176,700
     Trinity Industries, Inc................................ 183,814   5,247,890
     Triton International, Ltd..............................  27,753     892,814
#    Triumph Group, Inc.....................................  54,800   1,000,100
# *  Tutor Perini Corp......................................  40,944     634,632
*    Twin Disc, Inc.........................................   6,900     131,997
*    Ultralife Corp.........................................   3,309      22,402
     UniFirst Corp..........................................  18,705   2,792,656
     Union Pacific Corp..................................... 563,195  82,350,373
*    United Continental Holdings, Inc....................... 114,796   9,816,206
     United Technologies Corp............................... 382,009  47,449,338
*    Univar, Inc............................................   3,900      96,018
     Universal Forest Products, Inc.........................  95,400   2,696,958
*    USA Truck, Inc.........................................   7,482     147,171
*    USG Corp...............................................  52,100   2,199,662
     Valmont Industries, Inc................................   4,700     584,257

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
                                                              SHARES      VALUE+
                                                             --------- ------------
INDUSTRIALS -- (Continued)
*    Vectrus, Inc...........................................     6,869 $    184,089
*    Veritiv Corp...........................................     9,437      314,630
     Viad Corp..............................................    23,193    1,110,713
     Virco Manufacturing Corp...............................    12,601       54,562
     VSE Corp...............................................       610       19,130
     Wabash National Corp...................................    23,800      359,380
     Watts Water Technologies, Inc., Class A................    20,022    1,402,541
#    Werner Enterprises, Inc................................    36,605    1,178,315
*    Wesco Aircraft Holdings, Inc...........................     6,228       63,401
*    WESCO International, Inc...............................    52,083    2,613,525
*    Willis Lease Finance Corp..............................     6,713      232,404
     Woodward, Inc..........................................     5,175      381,087
*    XPO Logistics, Inc.....................................    12,216    1,091,866
                                                             --------- ------------
TOTAL INDUSTRIALS...........................................            796,250,903
                                                                       ------------
INFORMATION TECHNOLOGY -- (11.4%)
*    ACI Worldwide, Inc.....................................    45,800    1,149,122
*    Advanced Energy Industries, Inc........................       500       21,515
*    Agilysys, Inc..........................................    14,791      240,650
*    Alpha & Omega Semiconductor, Ltd.......................    20,661      191,527
     Amdocs, Ltd............................................    26,000    1,645,020
*    Amkor Technology, Inc..................................     1,400       10,010
     Analog Devices, Inc....................................    33,465    2,801,355
*    Anixter International, Inc.............................     9,601      630,690
*    ARRIS International P.L.C..............................   123,333    3,067,292
*    Arrow Electronics, Inc.................................   175,521   11,884,527
     AstroNova, Inc.........................................     6,285      121,426
     Avnet, Inc.............................................   139,400    5,585,758
     AVX Corp...............................................    72,760    1,213,637
*    Aware, Inc.............................................    14,326       54,869
*    Axcelis Technologies, Inc..............................       175        3,021
# *  AXT, Inc...............................................    24,921      164,229
     Bel Fuse, Inc., Class A................................     3,574       66,977
     Bel Fuse, Inc., Class B................................    11,381      250,382
#    Belden, Inc............................................     9,300      502,665
     Benchmark Electronics, Inc.............................    62,063    1,354,835
     Brooks Automation, Inc.................................    50,847    1,577,782
*    BSQUARE Corp...........................................     4,065        9,349
*    CACI International, Inc., Class A......................    27,330    4,877,312
*    Calix, Inc.............................................    10,904       79,599
*    Cardtronics P.L.C., Class A............................    13,293      361,038
     CCUR Holdings, Inc.....................................    11,740       44,964
*    Ciena Corp.............................................   132,900    4,154,454
# *  Cirrus Logic, Inc......................................    54,200    2,029,248
     Cisco Systems, Inc..................................... 4,715,767  215,746,340
# *  Coherent, Inc..........................................     2,510      309,081
     Cohu, Inc..............................................    33,667      700,274
*    CommScope Holding Co., Inc.............................    78,534    1,889,528
     Comtech Telecommunications Corp........................    15,569      434,686
*    Conduent, Inc..........................................   177,926    3,398,387
*    CoreLogic, Inc.........................................    96,545    3,921,658
     Corning, Inc...........................................   785,955   25,111,262
# *  Cray, Inc..............................................    12,866      291,930
# *  Cree, Inc..............................................    75,400    2,927,028
     CSP, Inc...............................................     2,414       30,175
     CTS Corp...............................................    66,936    1,786,522

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
                                                              SHARES      VALUE+
                                                             --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
# *  CyberOptics Corp.......................................     3,281 $     69,360
#    Cypress Semiconductor Corp.............................   149,322    1,932,227
*    Dell Technologies, Inc., Class V.......................    38,133    3,446,842
*    Digi International, Inc................................    25,438      295,081
*    Diodes, Inc............................................     4,709      142,165
*    DSP Group, Inc.........................................    46,713      571,300
     DXC Technology Co......................................   228,936   16,673,409
*    EchoStar Corp., Class A................................    26,151    1,060,423
*    Edgewater Technology, Inc..............................     9,510       44,221
# *  Electro Scientific Industries, Inc.....................     8,085      234,465
# *  Electronics For Imaging, Inc...........................    58,110    1,769,449
*    EMCORE Corp............................................       744        3,668
     Entegris, Inc..........................................       300        7,962
*    ePlus, Inc.............................................    17,490    1,484,551
*    Fabrinet...............................................     4,055      175,663
*    FARO Technologies, Inc.................................    15,800      798,532
     Fidelity National Information Services, Inc............   198,899   20,705,386
# *  Finisar Corp...........................................    66,449    1,109,034
# *  First Solar, Inc.......................................    28,266    1,181,519
*    Flex, Ltd..............................................   109,227      858,524
*    FormFactor, Inc........................................    46,295      566,651
*    Frequency Electronics, Inc.............................     7,390       82,029
*    GSI Technology, Inc....................................     3,363       19,875
# *  Harmonic, Inc..........................................    13,666       75,300
     Hewlett Packard Enterprise Co..........................   894,616   13,642,894
# *  II-VI, Inc.............................................    43,940    1,635,886
*    Insight Enterprises, Inc...............................    42,100    2,176,149
     Intel Corp............................................. 4,978,195  233,377,782
     InterDigital, Inc......................................     6,000      425,700
# *  Itron, Inc.............................................    31,001    1,616,392
     Jabil, Inc.............................................   136,547    3,376,807
     Juniper Networks, Inc..................................   212,100    6,208,167
*    KEMET Corp.............................................    27,123      590,739
*    Key Tronic Corp........................................    17,623      129,177
*    Kimball Electronics, Inc...............................    23,443      431,351
     Kulicke & Soffa Industries, Inc........................    74,988    1,524,506
*    KVH Industries, Inc....................................    13,696      169,146
     Lam Research Corp......................................    11,111    1,574,762
*    Lattice Semiconductor Corp.............................    35,397      212,736
*    Limelight Networks, Inc................................    10,944       44,104
     Littelfuse, Inc........................................     1,475      267,211
*    LiveRamp Holdings, Inc.................................     7,769      354,888
     LogMeIn, Inc...........................................    13,184    1,135,406
     ManTech International Corp., Class A...................     2,048      117,309
     Marvell Technology Group, Ltd..........................   166,418    2,730,919
     Methode Electronics, Inc...............................    79,272    2,346,451
*    Micron Technology, Inc.................................   842,584   31,782,268
*    MicroStrategy, Inc., Class A...........................       900      113,373
     MKS Instruments, Inc...................................    61,200    4,509,828
*    Nanometrics, Inc.......................................     1,000       32,060
*    NETGEAR, Inc...........................................    31,028    1,721,433
# *  NetScout Systems, Inc..................................    21,784      550,264
# *  Nuance Communications, Inc.............................   200,300    3,483,217
*    ON Semiconductor Corp..................................   295,507    5,023,619
*    Optical Cable Corp.....................................    10,474       49,751
*    OSI Systems, Inc.......................................       500       34,580
# *  PAR Technology Corp....................................    12,896      228,259

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES     VALUE+
                                                             ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
     Park Electrochemical Corp..............................   2,472 $     43,656
     PC Connection, Inc.....................................  35,467    1,175,376
# *  PCM, Inc...............................................  10,471      197,588
     PC-Tel, Inc............................................  10,851       47,961
*    Perceptron, Inc........................................   1,300       10,335
*    Perficient, Inc........................................  14,100      352,782
     Perspecta, Inc......................................... 114,468    2,803,321
*    Photronics, Inc........................................  79,712      776,395
*    Plexus Corp............................................  25,352    1,480,557
*    Qorvo, Inc.............................................  45,345    3,333,311
#    QUALCOMM, Inc.......................................... 688,597   43,305,865
*    Rambus, Inc............................................   9,315       81,134
*    Ribbon Communications, Inc.............................   6,622       45,030
     Richardson Electronics, Ltd............................  15,464      118,145
# *  Rogers Corp............................................  16,943    2,085,006
*    Rudolph Technologies, Inc..............................  25,497      530,083
*    Sanmina Corp...........................................  39,846    1,008,104
*    ScanSource, Inc........................................  20,441      794,746
     SS&C Technologies Holdings, Inc........................  51,586    2,639,140
# *  StarTek, Inc...........................................   7,152       40,838
*    Sykes Enterprises, Inc.................................  20,292      622,356
# *  Synaptics, Inc.........................................  40,726    1,528,854
     SYNNEX Corp............................................  80,826    6,272,906
     TE Connectivity, Ltd................................... 197,255   14,876,972
*    Tech Data Corp.........................................  81,325    5,746,424
     Teradyne, Inc..........................................  26,789      922,881
     TESSCO Technologies, Inc...............................   8,689      105,007
     TiVo Corp..............................................  19,000      209,000
# *  TTM Technologies, Inc..................................  68,141      797,250
# *  Veeco Instruments, Inc.................................  15,978      151,951
*    Verint Systems, Inc....................................  33,858    1,546,295
# *  ViaSat, Inc............................................     200       12,752
*    Viavi Solutions, Inc...................................  16,203      186,821
*    Virtusa Corp...........................................  30,064    1,490,874
#    Vishay Intertechnology, Inc............................ 151,731    2,776,677
*    Vishay Precision Group, Inc............................  16,480      534,776
     Western Digital Corp................................... 215,907    9,299,114
     Xerox Corp............................................. 219,074    6,105,592
     Xperi Corp.............................................  54,435      707,655
                                                             ------- ------------
TOTAL INFORMATION TECHNOLOGY................................          790,328,424
                                                                     ------------
MATERIALS -- (1.9%)
*    AdvanSix, Inc..........................................  19,500      540,930
*    Alcoa Corp............................................. 114,373    4,001,911
# *  Allegheny Technologies, Inc............................  49,321    1,276,921
# *  Ampco-Pittsburgh Corp..................................   4,007       14,866
     Ashland Global Holdings, Inc........................... 112,560    8,327,189
     Bemis Co., Inc.........................................  41,892    1,917,397
     Boise Cascade Co.......................................  43,464    1,338,257
     Cabot Corp.............................................  53,869    2,622,343
     Carpenter Technology Corp..............................  43,728    1,906,978
# *  Century Aluminum Co....................................  15,822      125,627
*    Clearwater Paper Corp..................................  16,822      406,083
*    Coeur Mining, Inc......................................  13,910       66,490
     Commercial Metals Co................................... 104,508    1,991,922
#    Compass Minerals International, Inc....................   7,500      363,825

SCHEDULE OF INVESTMENTS
CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
MATERIALS -- (Continued)
     Core Molding Technologies, Inc.........................  11,847 $   80,678
     Domtar Corp............................................  46,407  2,149,108
     DowDuPont, Inc.........................................  31,359  1,690,877
     Eagle Materials, Inc...................................   8,699    642,334
     Freeport-McMoRan, Inc..................................  24,064    280,346
     Friedman Industries, Inc...............................   3,048     26,822
     FutureFuel Corp........................................   6,104    100,106
     Gold Resource Corp.....................................   4,500     19,485
#    Graphic Packaging Holding Co........................... 221,805  2,442,073
     Greif, Inc., Class A...................................  20,553    972,157
     Hawkins, Inc...........................................     409     13,767
#    HB Fuller Co...........................................  53,775  2,390,836
#    Hecla Mining Co........................................ 430,424  1,033,018
     Huntsman Corp..........................................  50,242  1,099,295
     Innophos Holdings, Inc.................................   7,700    225,610
     Innospec, Inc..........................................   8,833    591,104
     Kaiser Aluminum Corp...................................  27,181  2,592,252
     KapStone Paper and Packaging Corp......................  93,014  3,255,490
     KMG Chemicals, Inc.....................................   1,350    101,277
*    Kraton Corp............................................  18,082    497,978
     Kronos Worldwide, Inc..................................   2,217     31,104
     Louisiana-Pacific Corp................................. 173,457  3,776,159
*    LSB Industries, Inc....................................   1,758     13,361
#    Martin Marietta Materials, Inc.........................  23,633  4,047,860
     Materion Corp..........................................  18,497  1,051,184
     Mercer International, Inc..............................  21,725    330,437
     Minerals Technologies, Inc.............................  34,280  1,876,830
     Mosaic Co. (The).......................................  17,274    534,458
     Myers Industries, Inc..................................   3,100     49,166
     Neenah, Inc............................................   7,684    618,255
     Newmont Mining Corp.................................... 141,468  4,374,190
     Northern Technologies International Corp...............   3,035     98,182
     Nucor Corp............................................. 103,401  6,113,067
     Olin Corp.............................................. 175,888  3,552,938
#    Olympic Steel, Inc.....................................   9,986    188,336
     PH Glatfelter Co.......................................  50,600    905,740
*    Platform Specialty Products Corp.......................   8,534     92,338
*    PQ Group Holdings, Inc.................................   2,829     45,405
#    Rayonier Advanced Materials, Inc.......................   4,094     50,684
     Reliance Steel & Aluminum Co...........................  93,801  7,402,775
#    Royal Gold, Inc........................................  16,109  1,234,433
     Schnitzer Steel Industries, Inc., Class A..............     400     10,760
     Schweitzer-Mauduit International, Inc..................  30,600    976,752
#    Sensient Technologies Corp.............................  38,101  2,471,231
     Sonoco Products Co.....................................  18,365  1,002,362
     Steel Dynamics, Inc....................................  94,919  3,758,792
     Stepan Co..............................................   4,400    363,396
# *  Summit Materials, Inc., Class A........................  14,342    193,617
*    SunCoke Energy, Inc....................................  62,210    696,752
     Synalloy Corp..........................................     949     17,547
# *  TimkenSteel Corp.......................................  17,257    200,699
*    Trecora Resources......................................   1,376     14,861
     Tredegar Corp..........................................  26,545    493,737
#    Tronox, Ltd., Class A..................................  82,313    942,484
*    UFP Technologies, Inc..................................     339     11,702
#    United States Steel Corp............................... 128,609  3,411,997
*    Universal Stainless & Alloy Products, Inc..............   6,269    123,123

SCHEDULE OF INVESTMENTS
CONTINUED


                                                                 SHARES       VALUE+
                                                               ---------- --------------
MATERIALS -- (Continued)
#      Valvoline, Inc.........................................    253,649 $    5,052,688
*      Verso Corp., Class A...................................      2,361         66,368
#      Vulcan Materials Co....................................     58,246      5,891,000
       Westlake Chemical Corp.................................    158,152     11,276,238
       WestRock Co............................................    200,591      8,619,395
       Worthington Industries, Inc............................     48,820      2,044,582
                                                               ---------- --------------
TOTAL MATERIALS...............................................               129,132,337
                                                                          --------------
REAL ESTATE -- (0.1%)
       Alexander & Baldwin, Inc...............................     81,208      1,586,804
       Griffin Industrial Realty, Inc.........................      1,500         52,680
# *    Howard Hughes Corp. (The)..............................      6,380        711,498
       Jones Lang LaSalle, Inc................................     11,410      1,509,087
#      Kennedy-Wilson Holdings, Inc...........................     82,527      1,566,362
*      Rafael Holdings, Inc., Class B.........................        550          4,477
       RE/MAX Holdings, Inc., Class A.........................      3,800        142,082
*      Stratus Properties, Inc................................      3,069         88,541
                                                               ---------- --------------
TOTAL REAL ESTATE.............................................                 5,661,531
                                                                          --------------
UTILITIES -- (0.1%)
       Consolidated Water Co., Ltd............................      5,756         70,799
       MDU Resources Group, Inc...............................     36,781        918,054
       New Jersey Resources Corp..............................     11,144        502,594
       NRG Energy, Inc........................................     55,469      2,007,423
#      Ormat Technologies, Inc................................     21,034      1,076,310
                                                               ---------- --------------
TOTAL UTILITIES...............................................                 4,575,180
                                                                          --------------
TOTAL COMMON STOCKS...........................................             6,821,516,037
                                                                          --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
* >>   Media General, Inc. Contingent Value Rights............     25,196          2,520
                                                               ---------- --------------
TOTAL INVESTMENT SECURITIES...................................             6,821,518,557
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (1.9%)
@ (S)  DFA Short Term Investment Fund......................... 11,474,074    132,755,035
                                                               ---------- --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,962,789,550).......................................            $6,954,273,592
                                                                          ==============

P.L.C. Public Limited Company
SA    Special Assessment

+     See Note B to Financial Statements.
*     Non-Income Producing Securities.
#     Total or Partial Securities on Loan.
>> Securities that have generally been fair value factored. See Note B to Financial Statements.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

SCHEDULE OF INVESTMENTS
CONTINUED


Summary of the Series' investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
 Common Stocks
    Communication Services.. $  828,258,531           --   --    $  828,258,531
    Consumer Discretionary..    369,549,536           --   --       369,549,536
    Consumer Staples........    406,530,599           --   --       406,530,599
    Energy..................    900,292,133           --   --       900,292,133
    Financials..............  1,507,237,374 $     10,685   --     1,507,248,059
    Healthcare..............  1,083,688,804           --   --     1,083,688,804
    Industrials.............    796,250,903           --   --       796,250,903
    Information Technology..    790,328,424           --   --       790,328,424
    Materials...............    129,132,337           --   --       129,132,337
    Real Estate.............      5,661,531           --   --         5,661,531
    Utilities...............      4,575,180           --   --         4,575,180
 Rights/Warrants
    Consumer Discretionary..             --        2,520   --             2,520
 Securities Lending
   Collateral...............             --  132,755,035   --       132,755,035
                             -------------- ------------   --    --------------
 TOTAL...................... $6,821,505,352 $132,768,240   --    $6,954,273,592
                             ============== ============   ==    ==============

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                                 Shares   Value+
                                                                 ------ ----------
COMMON STOCKS -- (96.1%)
COMMUNICATION SERVICES -- (9.3%)
    Activision Blizzard, Inc...............................         486 $   33,558
*   Alphabet, Inc., Class A................................         505    550,743
*   Alphabet, Inc., Class C................................         524    564,228
#   AMC Entertainment Holdings, Inc., Class A..............       1,323     25,481
#*  AMC Networks, Inc., Class A............................         412     24,135
    AT&T, Inc..............................................      39,115  1,200,048
    ATN International, Inc.................................         400     33,796
*   Boingo Wireless, Inc...................................         931     29,168
    Cable One, Inc.........................................          82     73,451
*   Cars.com, Inc..........................................       1,113     29,060
    CBS Corp., Class B.....................................       1,868    107,130
    CenturyLink, Inc.......................................       9,558    197,277
*   Charter Communications, Inc., Class A..................         903    289,294
*   Cincinnati Bell, Inc...................................         700      9,933
    Cinemark Holdings, Inc.................................       2,138     88,877
    Cogent Communications Holdings, Inc....................         587     30,512
    Comcast Corp., Class A.................................      26,285  1,002,510
#   Consolidated Communications Holdings, Inc..............       1,388     17,378
*   Discovery, Inc., Class A...............................         845     27,370
*   Discovery, Inc., Class C...............................       1,738     50,941
*   DISH Network Corp., Class A............................         572     17,583
*   Electronic Arts, Inc...................................         356     32,389
#   Entercom Communications Corp., Class A.................       1,755     11,390
    Entravision Communications Corp., Class A..............       1,558      7,697
    EW Scripps Co. (The), Class A..........................         879     14,785
*   Facebook, Inc., Class A................................       4,287    650,724
#   Gannett Co., Inc.......................................       1,889     18,323
#*  Global Eagle Entertainment, Inc........................       1,749      4,547
*   Gray Television, Inc...................................       1,180     20,426
*   IAC/InterActiveCorp....................................         276     54,259
    IDT Corp., Class B.....................................         504      3,548
*   IMAX Corp..............................................         634     12,274
*   Intelsat SA............................................         454     11,831
    Interpublic Group of Cos., Inc. (The)..................       3,652     84,580
#*  Iridium Communications, Inc............................       1,497     29,656
    John Wiley & Sons, Inc., Class A.......................         940     50,986
    John Wiley & Sons, Inc., Class B.......................          70      3,779
*   Liberty Broadband Corp., Class A.......................         185     15,316
*   Liberty Broadband Corp., Class C.......................         670     55,563
#*  Liberty Media Corp.-Liberty Braves, Class A............          74      1,909
*   Liberty Media Corp.-Liberty Braves, Class C............         148      3,833
#*  Liberty Media Corp.-Liberty Formula One, Class A.......         185      5,863
#*  Liberty Media Corp.-Liberty Formula One, Class C.......         370     12,240
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........         740     30,518
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........       1,480     61,080
*   Liberty TripAdvisor Holdings, Inc., Class A............       1,193     17,203
    Lions Gate Entertainment Corp., Class A................         969     18,566
    Lions Gate Entertainment Corp., Class B................         561      9,980
*   Live Nation Entertainment, Inc.........................       1,494     78,136
*   Madison Square Garden Co. (The), Class A...............         217     60,027
    Marcus Corp. (The).....................................         500     19,510
#*  Match Group, Inc.......................................         732     37,859
*   McClatchy Co. (The), Class A...........................          12         92
#   Meredith Corp..........................................         573     29,544
*   MSG Networks, Inc., Class A............................         656     16,761
    National CineMedia, Inc................................         723      6,471

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares   Value+
                                                                    ------ ----------
COMMUNICATION SERVICES -- (Continued)
*   Netflix, Inc...........................................            196 $   59,149
    New Media Investment Group, Inc........................          1,096     15,399
    New York Times Co. (The), Class A......................          1,079     28,486
    News Corp., Class A....................................          2,450     32,316
    News Corp., Class B....................................          1,868     24,919
#   Nexstar Media Group, Inc., Class A.....................            851     63,731
    Omnicom Group, Inc.....................................          1,314     97,657
*   ORBCOMM, Inc...........................................          1,200     11,436
*   Reading International, Inc., Class A...................             20        290
    Saga Communications, Inc., Class A.....................            133      4,660
    Salem Media Group, Inc.................................            400      1,180
    Scholastic Corp........................................            779     33,793
    Shenandoah Telecommunications Co.......................          1,122     42,658
    Sinclair Broadcast Group, Inc., Class A................          1,300     37,232
#   Sirius XM Holdings, Inc................................          3,200     19,264
#*  Snap, Inc., Class A....................................            756      4,997
#*  Sprint Corp............................................          6,545     40,055
*   Take-Two Interactive Software, Inc.....................            384     49,486
    TEGNA, Inc.............................................          3,339     38,532
    Telephone & Data Systems, Inc..........................          1,082     33,358
*   T-Mobile US, Inc.......................................          1,996    136,826
*   Tribune Publishing Co..................................          1,027     15,497
#*  TripAdvisor, Inc.......................................            300     15,642
    Twenty-First Century Fox, Inc., Class A................          6,450    293,604
    Twenty-First Century Fox, Inc., Class B................          2,646    119,546
*   Twitter, Inc...........................................          1,700     59,075
*   United States Cellular Corp............................            324     15,477
    Verizon Communications, Inc............................         16,365    934,278
    Viacom, Inc., Class A..................................            120      4,244
    Viacom, Inc., Class B..................................          3,691    118,038
*   Vonage Holdings Corp...................................          3,429     45,469
    Walt Disney Co. (The)..................................          6,213    713,439
    World Wrestling Entertainment, Inc., Class A...........            355     25,769
*   XO Group, Inc..........................................            517     17,893
#*  Yelp, Inc..............................................            530     22,695
*   Zayo Group Holdings, Inc...............................          1,940     57,967
#*  Zillow Group, Inc., Class A............................            402     16,229
#*  Zillow Group, Inc., Class C............................            324     13,044
*   Zynga, Inc., Class A...................................          6,854     24,949
                                                                           ----------
TOTAL COMMUNICATION SERVICES                                                9,182,417
                                                                           ----------
CONSUMER DISCRETIONARY -- (13.5%)
*   1-800-Flowers.com, Inc., Class A.......................            600      6,270
    Aaron's, Inc...........................................            786     37,044
    Abercrombie & Fitch Co., Class A.......................          1,182     23,285
    Acushnet Holdings Corp.................................            447     10,920
#   Adient P.L.C...........................................            403     12,259
*   Adtalem Global Education, Inc..........................            922     46,681
    Advance Auto Parts, Inc................................            495     79,081
*   Amazon.com, Inc........................................            975  1,558,060
*   American Axle & Manufacturing Holdings, Inc............          1,414     21,450
    American Eagle Outfitters, Inc.........................          3,500     80,710
*   American Outdoor Brands Corp...........................          1,129     15,445
*   America's Car-Mart, Inc................................            140     10,486
    Aptiv P.L.C............................................          1,238     95,078
    Aramark................................................          2,812    101,007
*   Asbury Automotive Group, Inc...........................            394     25,649
*   Ascent Capital Group, Inc., Class A....................            200        192
#*  At Home Group, Inc.....................................            304      8,311

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares  Value+
                                                                    ------ --------
CONSUMER DISCRETIONARY -- (Continued)
#   Autoliv, Inc...........................................           600  $ 50,004
#*  AutoNation, Inc........................................         1,520    61,530
*   AutoZone, Inc..........................................            61    44,742
*   Barnes & Noble Education, Inc..........................           929     5,305
#   Bed Bath & Beyond, Inc.................................         1,500    20,610
*   Belmond, Ltd., Class A.................................         2,013    34,463
    Best Buy Co., Inc......................................         1,407    98,715
#   Big 5 Sporting Goods Corp..............................           600     2,106
    Big Lots, Inc..........................................           644    26,739
*   Biglari Holdings, Inc., Class A........................             2     1,500
*   Biglari Holdings, Inc., Class B........................            28     3,990
    BJ's Restaurants, Inc..................................           536    32,793
    Bloomin' Brands, Inc...................................         1,659    33,097
*   Booking Holdings, Inc..................................           122   228,699
    BorgWarner, Inc........................................         1,629    64,199
*   Bright Horizons Family Solutions, Inc..................           523    60,098
    Brinker International, Inc.............................           525    22,759
    Brunswick Corp.........................................         1,491    77,517
#   Buckle, Inc. (The).....................................           400     8,160
*   Build-A-Bear Workshop, Inc.............................           500     4,280
*   Burlington Stores, Inc.................................           364    62,422
    Caleres, Inc...........................................           960    32,832
    Callaway Golf Co.......................................           980    20,972
*   Cambium Learning Group, Inc............................         1,078    15,502
*   Career Education Corp..................................         1,600    23,008
*   CarMax, Inc............................................         1,814   123,189
    Carnival Corp..........................................         1,361    76,270
    Carriage Services, Inc.................................           300     5,718
*   Carrols Restaurant Group, Inc..........................           883    11,620
    Carter's, Inc..........................................           474    45,495
    Cato Corp. (The), Class A..............................           700    13,496
*   Cavco Industries, Inc..................................            53    10,632
*   Century Communities, Inc...............................           400     8,488
#   Cheesecake Factory, Inc. (The).........................           800    38,672
    Chico's FAS, Inc.......................................         2,100    16,107
#   Children's Place, Inc. (The)...........................           337    50,348
*   Chipotle Mexican Grill, Inc............................           121    55,700
#   Choice Hotels International, Inc.......................           490    35,966
    Columbia Sportswear Co.................................           555    50,105
    Cooper Tire & Rubber Co................................           744    22,982
*   Cooper-Standard Holdings, Inc..........................           348    32,242
    Core-Mark Holding Co., Inc.............................           800    30,728
#   Cracker Barrel Old Country Store, Inc..................           400    63,472
*   Crocs, Inc.............................................           602    12,365
    Culp, Inc..............................................           300     6,945
    Dana, Inc..............................................         3,197    49,777
    Darden Restaurants, Inc................................           828    88,223
#   Dave & Buster's Entertainment, Inc.....................           961    57,228
*   Deckers Outdoor Corp...................................           746    94,869
*   Del Frisco's Restaurant Group, Inc.....................           200     1,350
*   Del Taco Restaurants, Inc..............................           885     9,647
    Delphi Technologies P.L.C..............................           576    12,349
*   Denny's Corp...........................................           998    17,315
#*  Destination XL Group, Inc..............................           609     1,864
#   Dick's Sporting Goods, Inc.............................         1,296    45,840
#   Dillard's, Inc., Class A...............................           530    37,323
#   Dine Brands Global, Inc................................           184    14,911
    Dollar General Corp....................................         1,157   128,867
*   Dollar Tree, Inc.......................................         1,979   166,830

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares  Value+
                                                                    ------ --------
CONSUMER DISCRETIONARY -- (Continued)
    Domino's Pizza, Inc....................................            111 $ 29,836
*   Dorman Products, Inc...................................            400   31,604
    DR Horton, Inc.........................................          2,100   75,516
    DSW, Inc., Class A.....................................            966   25,647
#   Dunkin' Brands Group, Inc..............................            705   51,155
*   eBay, Inc..............................................          3,021   87,700
    Ethan Allen Interiors, Inc.............................            800   15,312
    Expedia Group, Inc.....................................            761   95,452
*   Express, Inc...........................................          1,624   14,307
*   Fiesta Restaurant Group, Inc...........................            433   11,176
*   Five Below, Inc........................................            467   53,154
#*  Floor & Decor Holdings, Inc., Class A..................            430   10,999
    Foot Locker, Inc.......................................          1,678   79,101
    Ford Motor Co..........................................         19,491  186,139
*   Fox Factory Holding Corp...............................            581   31,217
#*  Francesca's Holdings Corp..............................          1,448    4,402
*   frontdoor, Inc.........................................            490   16,685
*   FTD Cos., Inc..........................................            492      974
#   GameStop Corp., Class A................................          1,534   22,396
    Gap, Inc. (The)........................................          3,489   95,250
    Garmin, Ltd............................................            989   65,432
*   Garrett Motion, Inc....................................            173    2,624
#*  GCI Liberty, Inc., Class A.............................          1,673   79,183
    General Motors Co......................................          9,339  341,714
*   Genesco, Inc...........................................            400   17,116
    Gentex Corp............................................          4,126   86,852
*   Gentherm, Inc..........................................            750   32,730
    Genuine Parts Co.......................................          1,282  125,533
*   G-III Apparel Group, Ltd...............................            719   28,659
    Goodyear Tire & Rubber Co. (The).......................          3,008   63,349
    Graham Holdings Co., Class B...........................             45   26,147
*   Grand Canyon Education, Inc............................            866  107,990
*   Green Brick Partners, Inc..............................             52      489
    Group 1 Automotive, Inc................................            500   28,870
#*  Groupon, Inc...........................................          2,278    7,449
*   GrubHub, Inc...........................................            172   15,951
    Guess?, Inc............................................          1,384   29,396
    H&R Block, Inc.........................................          1,384   36,731
#   Hanesbrands, Inc.......................................          3,030   51,995
    Harley-Davidson, Inc...................................          1,375   52,553
#   Hasbro, Inc............................................            637   58,419
    Haverty Furniture Cos., Inc............................            600   12,168
*   Helen of Troy, Ltd.....................................            402   49,896
#*  Hibbett Sports, Inc....................................            267    4,665
*   Hilton Grand Vacations, Inc............................            744   19,991
    Hilton Worldwide Holdings, Inc.........................            948   67,469
    Home Depot, Inc. (The).................................          3,177  558,771
    Hooker Furniture Corp..................................            200    5,854
#*  Horizon Global Corp....................................            182    1,021
*   Houghton Mifflin Harcourt Co...........................          1,937   12,978
    Hyatt Hotels Corp., Class A............................            300   20,760
*   Installed Building Products, Inc.......................            475   14,469
#*  iRobot Corp............................................            344   30,331
*   J Alexander's Holdings, Inc............................            279    2,943
    Jack in the Box, Inc...................................            400   31,572
#*  JC Penney Co., Inc.....................................          3,485    5,123
    Johnson Outdoors, Inc., Class A........................            136   10,242
*   K12, Inc...............................................            700   14,987
    KB Home................................................          1,375   27,459

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
CONSUMER DISCRETIONARY -- (Continued)
*   Kirkland's, Inc........................................         474 $  4,792
    Kohl's Corp. ..........................................       2,323  175,921
#   L Brands, Inc..........................................         400   12,968
*   Lakeland Industries, Inc...............................         200    2,628
    La-Z-Boy, Inc..........................................         800   22,240
    LCI Industries.........................................         527   36,547
    Lear Corp..............................................         825  109,643
    Leggett & Platt, Inc...................................         960   34,858
    Lennar Corp., Class A..................................       1,477   63,481
    Lennar Corp., Class B..................................          62    2,218
*   Liberty Expedia Holdings, Inc., Class A................         478   20,755
    Lifetime Brands, Inc...................................         500    5,175
#   Lithia Motors, Inc., Class A...........................         400   35,632
*   LKQ Corp...............................................       2,048   55,849
    Lowe's Cos., Inc.......................................       2,254  214,626
*   Lululemon Athletica, Inc...............................         579   81,483
*   Lumber Liquidators Holdings, Inc.......................         171    2,045
*   M/I Homes, Inc.........................................         500   12,085
    Macy's, Inc............................................       2,740   93,955
*   Malibu Boats, Inc., Class A............................         515   20,703
*   MarineMax, Inc.........................................         380    8,649
    Marriott International, Inc., Class A..................         760   88,836
    Marriott Vacations Worldwide Corp......................         611   54,067
#*  Mattel, Inc............................................       1,400   19,012
    McDonald's Corp........................................       1,088  192,467
    MDC Holdings, Inc......................................       1,040   29,224
*   Meritage Homes Corp....................................       1,000   37,250
*   Michael Kors Holdings, Ltd.............................       1,487   82,395
#*  Michaels Cos., Inc. (The)..............................         965   15,295
*   Modine Manufacturing Co................................       1,100   14,311
*   Mohawk Industries, Inc.................................         352   43,905
#   Monro, Inc.............................................         420   31,248
*   Motorcar Parts of America, Inc.........................         400    8,472
    Movado Group, Inc......................................         300   11,553
*   Murphy USA, Inc........................................         584   47,088
*   Nautilus, Inc..........................................         477    5,834
#   Newell Brands, Inc.....................................       1,357   21,549
    NIKE, Inc., Class B....................................       3,068  230,223
#   Nordstrom, Inc.........................................       1,215   79,911
*   Norwegian Cruise Line Holdings, Ltd....................       1,620   71,393
#   Nutrisystem, Inc.......................................         600   21,336
*   NVR, Inc...............................................          20   44,781
    Office Depot, Inc......................................      10,039   25,700
*   Ollie's Bargain Outlet Holdings, Inc...................         720   66,888
*   O'Reilly Automotive, Inc...............................         379  121,564
    Oxford Industries, Inc.................................         400   35,592
#   Papa John's International, Inc.........................         500   27,270
#*  Party City Holdco, Inc.................................       1,375   14,396
    Penske Automotive Group, Inc...........................         987   43,803
*   Planet Fitness, Inc., Class A..........................       1,146   56,257
*   Playa Hotels & Resorts NV..............................       1,581   13,581
    Polaris Industries, Inc................................         603   53,655
    Pool Corp..............................................         353   51,450
    PulteGroup, Inc........................................       3,271   80,369
    PVH Corp...............................................         493   59,549
*   Qurate Retail, Inc.....................................       1,093   23,980
    Ralph Lauren Corp......................................         227   29,421
*   Red Lion Hotels Corp...................................         600    6,558
*   Red Robin Gourmet Burgers, Inc.........................         400   12,080

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
CONSUMER DISCRETIONARY -- (Continued)
*   Regis Corp.............................................      1,386  $ 23,340
    Rocky Brands, Inc......................................        200     5,744
    Ross Stores, Inc.......................................      1,285   127,215
    Royal Caribbean Cruises, Ltd...........................        618    64,723
    Ruth's Hospitality Group, Inc..........................        695    18,786
#*  Sally Beauty Holdings, Inc.............................        900    16,029
*   SeaWorld Entertainment, Inc............................        798    20,844
    Service Corp. International............................      1,442    59,800
*   ServiceMaster Global Holdings, Inc.....................        981    42,065
#   Shoe Carnival, Inc.....................................        500    20,365
#*  Shutterfly, Inc........................................        573    28,650
    Shutterstock, Inc......................................        200     8,176
    Signet Jewelers, Ltd...................................        862    48,315
    Six Flags Entertainment Corp...........................        767    41,311
*   Skechers U.S.A., Inc., Class A.........................      1,797    51,340
*   Sleep Number Corp......................................        580    21,095
    Sonic Automotive, Inc., Class A........................        900    16,308
    Sonic Corp.............................................        400    17,312
#*  Sotheby's..............................................        632    26,544
    Speedway Motorsports, Inc..............................      1,146    17,797
*   Stamps.com, Inc........................................        100    20,217
    Standard Motor Products, Inc...........................        448    24,241
    Starbucks Corp.........................................      3,925   228,710
    Steven Madden, Ltd.....................................      1,234    38,587
*   Stoneridge, Inc........................................        482    12,248
    Strategic Education, Inc...............................        450    56,619
    Strattec Security Corp.................................         40     1,348
    Superior Group of Cos, Inc.............................        400     6,956
    Superior Industries International, Inc.................        800     7,864
*   Tandy Leather Factory, Inc.............................        300     2,160
    Tapestry, Inc..........................................      2,504   105,944
    Target Corp............................................      2,400   200,712
*   Taylor Morrison Home Corp., Class A....................      1,437    23,768
*   Tempur Sealy International, Inc........................        600    27,726
    Tenneco, Inc., Class A.................................        980    33,741
#*  Tesla, Inc.............................................         22     7,421
    Texas Roadhouse, Inc...................................        916    55,381
    Thor Industries, Inc...................................        840    58,498
    Tiffany & Co...........................................      1,200   133,560
    Tile Shop Holdings, Inc................................        800     5,200
    TJX Cos., Inc. (The)...................................      1,141   125,373
    Toll Brothers, Inc.....................................        864    29,082
*   TopBuild Corp..........................................        517    23,586
    Tower International, Inc...............................        500    14,845
    Tractor Supply Co......................................        600    55,134
#*  TRI Pointe Group, Inc..................................      1,600    19,040
#*  Tuesday Morning Corp...................................        600     1,830
    Tupperware Brands Corp.................................        400    14,040
*   Ulta Salon Cosmetics & Fragrance, Inc..................        262    71,924
#*  Under Armour, Inc., Class A............................      1,495    33,054
#*  Under Armour, Inc., Class C............................      1,707    33,850
*   Urban Outfitters, Inc..................................      1,900    74,974
    Vail Resorts, Inc......................................        140    35,185
#*  Veoneer, Inc...........................................        600    20,148
*   Vera Bradley, Inc......................................         70       923
    VF Corp................................................        800    66,304
*   Vista Outdoor, Inc.....................................        896    11,200
*   Visteon Corp...........................................        356    28,138
#*  Wayfair, Inc., Class A.................................        100    11,029

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CONTINUED

                                                                 Shares   Value+
                                                                 ------ -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Weight Watchers International, Inc.....................        368  $    24,325
    Wendy's Co. (The)......................................      3,424       59,030
    Whirlpool Corp.........................................        900       98,784
*   William Lyon Homes, Class A............................        674        9,139
#   Williams-Sonoma, Inc...................................      1,335       79,272
    Wingstop, Inc..........................................        349       21,854
    Winmark Corp...........................................         30        4,611
    Winnebago Industries, Inc..............................        478       13,174
    Wolverine World Wide, Inc..............................      1,128       39,672
    Wyndham Destinations, Inc..............................        568       20,380
    Wyndham Hotels & Resorts, Inc..........................        568       27,997
    Yum! Brands, Inc.......................................        344       31,101
*   Zumiez, Inc............................................        696       16,189
                                                                        -----------
TOTAL CONSUMER DISCRETIONARY...............................              13,423,169
                                                                        -----------
CONSUMER STAPLES -- (5.9%)
    Andersons, Inc. (The)..................................        550       19,800
    Archer-Daniels-Midland Co..............................      2,102       99,319
*   Avon Products, Inc.....................................      4,556        8,930
#   B&G Foods, Inc.........................................      1,133       29,503
    Bunge, Ltd.............................................        846       52,283
#   Calavo Growers, Inc....................................        300       29,100
#   Cal-Maine Foods, Inc...................................        606       29,494
    Campbell Soup Co.......................................      1,225       45,827
#   Casey's General Stores, Inc............................        731       92,186
#*  Central Garden & Pet Co................................        330       10,718
*   Central Garden & Pet Co., Class A......................        599       17,760
*   Chefs' Warehouse, Inc. (The)...........................        700       23,541
    Church & Dwight Co., Inc...............................      1,107       65,723
    Clorox Co. (The).......................................        678      100,649
    Coca-Cola Bottling Co. Consolidated....................         84       14,501
    Coca-Cola Co. (The)....................................      8,559      409,805
    Colgate-Palmolive Co...................................      1,200       71,460
    Conagra Brands, Inc....................................      3,529      125,648
    Costco Wholesale Corp..................................      1,074      245,549
    Coty, Inc., Class A....................................      3,613       38,117
*   Darling Ingredients, Inc...............................      2,100       43,386
    Dean Foods Co..........................................      1,700       13,583
*   Edgewell Personal Care Co..............................        872       41,839
    Energizer Holdings, Inc................................        533       31,324
    Estee Lauder Cos., Inc. (The), Class A.................        400       54,976
    Flowers Foods, Inc.....................................      2,290       44,220
    Fresh Del Monte Produce, Inc...........................        837       27,646
    General Mills, Inc.....................................      2,817      123,385
#*  Hain Celestial Group, Inc. (The).......................      1,356       33,737
    Hershey Co. (The)......................................        808       86,577
#   Hormel Foods Corp......................................      2,739      119,530
*   Hostess Brands, Inc....................................      1,280       13,312
    Ingles Markets, Inc., Class A..........................        300        9,882
    Ingredion, Inc.........................................        660       66,779
    Inter Parfums, Inc.....................................        750       44,243
    J&J Snack Foods Corp...................................        236       36,854
    JM Smucker Co. (The)...................................        754       81,673
    John B. Sanfilippo & Son, Inc..........................        200       12,612
    Kellogg Co.............................................      1,674      109,614
    Keurig Dr Pepper, Inc..................................      1,101       28,626
    Kimberly-Clark Corp....................................        459       47,874
    Kraft Heinz Co. (The)..................................      1,529       84,049
    Kroger Co. (The).......................................      6,667      198,410

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CONTINUED

                                                                 Shares   Value+
                                                                 ------ ----------
CONSUMER STAPLES -- (Continued)
    Lamb Weston Holdings, Inc..............................        380  $   29,701
    Lancaster Colony Corp..................................        328      56,213
*   Landec Corp............................................        800      10,952
    McCormick & Co., Inc. Non-Voting.......................        773     111,312
    Medifast, Inc..........................................        300      63,504
    Mondelez International, Inc., Class A..................      2,302      96,638
*   Monster Beverage Corp..................................        799      42,227
#*  National Beverage Corp.................................        400      36,980
#*  Orchids Paper Products Co..............................         98         153
    PepsiCo, Inc...........................................      4,032     453,116
*   Performance Food Group Co..............................      1,346      39,465
*   Pilgrim's Pride Corp...................................      1,221      21,563
#*  Post Holdings, Inc.....................................        721      63,751
    PriceSmart, Inc........................................        426      29,884
*   Primo Water Corp.......................................        900      15,003
    Procter & Gamble Co. (The).............................      7,543     668,913
#*  Revlon, Inc., Class A..................................        505      10,605
#   Sanderson Farms, Inc...................................        432      42,504
    Seaboard Corp..........................................          5      19,325
    SpartanNash Co.........................................        700      12,495
    Spectrum Brands Holdings, Inc..........................        752      48,842
*   Sprouts Farmers Market, Inc............................      2,195      59,024
    Sysco Corp.............................................      1,100      78,463
#   Tootsie Roll Industries, Inc...........................        708      22,352
*   TreeHouse Foods, Inc...................................        742      33,806
    Tyson Foods, Inc., Class A.............................      1,709     102,403
*   United Natural Foods, Inc..............................        900      19,557
*   US Foods Holding Corp..................................      2,414      70,416
    Walmart, Inc...........................................      6,039     605,591
#   WD-40 Co...............................................        200      33,416
    Weis Markets, Inc......................................        488      22,521
                                                                        ----------
TOTAL CONSUMER STAPLES.                                                  5,804,739
                                                                        ----------
ENERGY -- (6.7%)
    Adams Resources & Energy, Inc..........................         49       1,987
    Anadarko Petroleum Corp................................      1,644      87,461
*   Antero Resources Corp..................................      2,802      44,524
    Apache Corp............................................      2,697     102,028
*   Apergy Corp............................................        665      25,928
    Arch Coal, Inc., Class A...............................        289      27,715
    Archrock, Inc..........................................      1,611      16,529
    Baker Hughes a GE Co...................................        782      20,872
*   Bonanza Creek Energy, Inc..............................        301       7,751
#*  Bristow Group, Inc.....................................        550       6,056
#   Cabot Oil & Gas Corp...................................      1,458      35,327
*   California Resources Corp..............................        290       9,089
#*  Callon Petroleum Co....................................      2,787      27,786
*   Carrizo Oil & Gas, Inc.................................      1,059      19,284
#*  Centennial Resource Development, Inc., Class A.........      2,190      41,960
*   Cheniere Energy, Inc...................................        872      52,678
#*  Chesapeake Energy Corp.................................      7,196      25,258
    Chevron Corp...........................................      3,903     435,770
    Cimarex Energy Co......................................      1,071      85,112
*   Clean Energy Fuels Corp................................      2,859       6,318
*   CNX Resources Corp.....................................      3,278      51,301
*   Concho Resources, Inc..................................        874     121,565
    ConocoPhillips.........................................      3,251     227,245
*   CONSOL Energy, Inc.....................................        398      15,856
#*  Continental Resources, Inc.............................      1,145      60,319

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CONTINUED

                                                                 Shares   Value+
                                                                 ------ ----------
ENERGY -- (Continued)
#   Core Laboratories NV...................................         459 $   39,125
    CVR Energy, Inc........................................         700     30,100
*   Dawson Geophysical Co..................................         592      3,321
    Delek US Holdings, Inc.................................         788     28,935
*   Denbury Resources, Inc.................................       6,993     24,126
    Devon Energy Corp......................................       2,651     85,892
    DHT Holdings, Inc......................................         945      4,753
#*  Diamond Offshore Drilling, Inc.........................       1,155     16,378
#   Diamondback Energy, Inc................................         313     35,169
*   Dorian LPG, Ltd........................................          66        525
#*  Dril-Quip, Inc.........................................         700     29,792
#*  Eclipse Resources Corp.................................       4,372      4,984
*   Energen Corp...........................................         740     53,258
    EnLink Midstream LLC...................................       1,731     22,503
    Ensco P.L.C., Class A..................................       5,594     39,941
    EOG Resources, Inc.....................................       1,129    118,929
    EQT Corp...............................................         767     26,055
*   Exterran Corp..........................................         805     16,817
#*  Extraction Oil & Gas, Inc..............................       1,676     13,391
    Exxon Mobil Corp.......................................      14,545  1,158,946
*   Forum Energy Technologies, Inc.........................       1,619     14,506
#*  Frank's International NV...............................       1,200      8,520
    GasLog, Ltd............................................         584     11,949
*   Geospace Technologies Corp.............................         222      2,826
    Green Plains, Inc......................................         700     11,928
#*  Gulfport Energy Corp...................................       1,806     16,453
    Halliburton Co.........................................       1,364     47,304
*   Helix Energy Solutions Group, Inc......................       4,404     37,522
    Helmerich & Payne, Inc.................................         600     37,374
    Hess Corp..............................................       1,626     93,332
*   HighPoint Resources Corp...............................       1,675      6,231
    HollyFrontier Corp.....................................       2,283    153,966
*   Jagged Peak Energy, Inc................................       1,241     15,289
*   Keane Group, Inc.......................................         763      9,591
    Kinder Morgan, Inc.....................................       4,516     76,862
*   KLX Energy Services Holdings, Inc......................         319      9,216
*   Kosmos Energy, Ltd.....................................       4,409     28,614
*   Laredo Petroleum, Inc..................................       2,249     11,785
    Mammoth Energy Services, Inc...........................         282      7,039
    Marathon Oil Corp......................................       4,215     80,043
    Marathon Petroleum Corp................................       5,314    374,371
#*  Matador Resources Co...................................       1,738     50,124
*   Matrix Service Co......................................         500     10,165
#*  McDermott International, Inc...........................       2,525     19,518
    Murphy Oil Corp........................................       2,106     67,097
    Nabors Industries, Ltd.................................       3,694     18,359
    National Oilwell Varco, Inc............................       1,731     63,701
*   Natural Gas Services Group, Inc........................         200      3,860
*   Newfield Exploration Co................................       2,776     56,075
*   Newpark Resources, Inc.................................       1,700     13,957
*   Noble Corp. P.L.C......................................       3,107     15,597
    Noble Energy, Inc......................................       3,518     87,422
*   Oasis Petroleum, Inc...................................       3,100     31,186
    Occidental Petroleum Corp..............................       2,495    167,340
*   Oceaneering International, Inc.........................       1,500     28,410
*   Oil States International, Inc..........................         781     17,393
    ONEOK, Inc.............................................       1,234     80,950
*   Par Pacific Holdings, Inc..............................         107      1,892
*   Parsley Energy, Inc., Class A..........................       1,734     40,610

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares   Value+
                                                                    ------ ----------
ENERGY -- (Continued)
    Patterson-UTI Energy, Inc..............................         2,320  $   38,605
    PBF Energy, Inc., Class A..............................         1,666      69,722
*   PDC Energy, Inc........................................           844      35,828
    Peabody Energy Corp....................................         1,752      62,108
*   Penn Virginia Corp.....................................           457      31,433
    Phillips 66............................................           892      91,716
    Pioneer Natural Resources Co...........................           457      67,302
#*  ProPetro Holding Corp..................................           660      11,649
*   QEP Resources, Inc.....................................         2,800      24,948
    Range Resources Corp...................................         2,378      37,691
#*  Renewable Energy Group, Inc............................         1,100      34,188
#*  REX American Resources Corp............................           200      14,834
*   Rowan Cos. P.L.C., Class A.............................         1,751      27,858
#   RPC, Inc...............................................         1,190      17,707
    Schlumberger, Ltd......................................         2,323     119,193
#   Scorpio Tankers, Inc...................................         2,775       4,967
*   SEACOR Holdings, Inc...................................           300      14,397
*   SEACOR Marine Holdings, Inc............................           301       5,502
    SemGroup Corp., Class A................................           784      14,496
#   Ship Finance International, Ltd........................         1,848      23,100
    SM Energy Co...........................................         1,287      31,326
*   Southwestern Energy Co.................................         7,042      37,604
*   SRC Energy, Inc........................................         2,935      20,780
*   Superior Energy Services, Inc..........................         1,668      13,060
*   Talos Energy, Inc......................................           317       8,261
    Targa Resources Corp...................................           901      46,555
    TechnipFMC P.L.C.......................................         1,937      50,943
#*  Transocean, Ltd........................................         3,179      35,001
*   Unit Corp..............................................           800      18,504
#   US Silica Holdings, Inc................................           927      12,978
    Valero Energy Corp.....................................         2,944     268,169
*   Whiting Petroleum Corp.................................         1,548      57,740
#*  WildHorse Resource Development Corp....................           718      15,229
    Williams Cos., Inc. (The)..............................         1,522      37,030
    World Fuel Services Corp...............................         1,068      34,176
*   WPX Energy, Inc........................................         2,496      40,036
                                                                           ----------
TOTAL ENERGY...............................................                 6,611,672
                                                                           ----------
FINANCIALS -- (18.2%)
    1st Source Corp........................................           440      20,500
    Affiliated Managers Group, Inc.........................           300      34,098
    Aflac, Inc.............................................         1,585      68,266
    Alleghany Corp.........................................            80      48,054
    Allstate Corp. (The)...................................         1,327     127,020
    Ally Financial, Inc....................................         2,975      75,595
*   Ambac Financial Group, Inc.............................            31         638
    American Equity Investment Life Holding Co.............         1,133      35,372
    American Express Co....................................         2,721     279,528
    American Financial Group, Inc..........................           466      46,614
    American International Group, Inc......................         1,673      69,078
    American National Insurance Co.........................           200      24,648
    Ameriprise Financial, Inc..............................           600      76,344
    Ameris Bancorp.........................................           682      29,251
    AMERISAFE, Inc.........................................           400      26,036
    AmeriServ Financial, Inc...............................           560       2,374
#   AmTrust Financial Services, Inc........................         2,572      36,882
    Aon P.L.C..............................................           551      86,055
*   Arch Capital Group, Ltd................................         2,244      63,662
    Ares Management L.P....................................           519      10,178

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares  Value+
                                                                    ------ --------
FINANCIALS -- (Continued)
    Argo Group International Holdings, Ltd.................            693 $ 42,696
    Arrow Financial Corp...................................            327   11,491
    Arthur J Gallagher & Co................................            934   69,125
    Artisan Partners Asset Management, Inc., Class A.......            779   21,352
    Aspen Insurance Holdings, Ltd..........................            700   29,316
    Associated Banc-Corp...................................          1,499   34,747
    Assurant, Inc..........................................            417   40,537
    Assured Guaranty, Ltd..................................            653   26,107
    Axis Capital Holdings, Ltd.............................            400   22,316
#*  Axos Financial, Inc....................................            872   26,474
    Banc of California, Inc................................          1,100   17,545
    BancFirst Corp.........................................            650   37,297
*   Bancorp, Inc. (The)....................................            400    4,200
    BancorpSouth Bank......................................            986   28,298
    Bank of America Corp...................................         18,529  509,547
#   Bank of Hawaii Corp....................................            498   39,063
    Bank of Marin Bancorp..................................             22    1,870
    Bank of New York Mellon Corp. (The)....................          1,937   91,678
    Bank of NT Butterfield & Son, Ltd. (The)...............            593   23,892
    Bank OZK...............................................          1,538   42,080
    BankUnited, Inc........................................          1,487   49,220
    Banner Corp............................................            400   23,128
    BB&T Corp..............................................          1,793   88,144
    Beneficial Bancorp, Inc................................          1,319   20,616
*   Berkshire Hathaway, Inc., Class B......................          3,975  815,988
    Berkshire Hills Bancorp, Inc...........................            697   23,259
    BGC Partners, Inc., Class A............................          2,657   28,138
    BlackRock, Inc.........................................            392  161,277
*   Blucora, Inc...........................................          1,000   28,920
    Blue Hills Bancorp, Inc................................            400    9,284
    BOK Financial Corp.....................................            565   48,437
    Boston Private Financial Holdings, Inc.................          1,500   20,250
    Bridge Bancorp, Inc....................................            569   16,899
*   Brighthouse Financial, Inc.............................            201    7,966
    BrightSphere Investment Group P.L.C....................          1,473   16,792
    Brookline Bancorp, Inc.................................          1,601   24,816
    Brown & Brown, Inc.....................................          2,248   63,349
    Bryn Mawr Bank Corp....................................            500   19,970
    Cadence BanCorp........................................            782   17,251
    Camden National Corp...................................            193    7,826
*   Cannae Holdings, Inc...................................            560   10,343
    Capital One Financial Corp.............................          1,900  169,670
    Capitol Federal Financial, Inc.........................          2,200   27,302
    Carolina Financial Corp................................            202    6,684
    Cathay General Bancorp.................................            887   33,413
    Cboe Global Markets, Inc...............................            540   60,939
    CenterState Banks Corp.................................            971   23,867
    Central Pacific Financial Corp.........................            628   16,981
    Charles Schwab Corp. (The).............................          1,365   63,118
    Chemical Financial Corp................................            862   40,393
    Chubb, Ltd.............................................            932  116,416
    Cincinnati Financial Corp..............................            677   53,239
    CIT Group, Inc.........................................          1,062   50,318
    Citigroup, Inc.........................................          5,092  333,322
    Citizens Financial Group, Inc..........................          2,042   76,269
*   Citizens, Inc..........................................            100      786
    City Holding Co........................................            400   29,512
    CME Group, Inc.........................................            514   94,185
    CNO Financial Group, Inc...............................          2,500   47,250

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
FINANCIALS -- (Continued)
#   Cohen & Steers, Inc....................................        938  $ 36,010
    Columbia Banking System, Inc...........................        876    32,491
    Comerica, Inc..........................................      1,107    90,287
    Commerce Bancshares, Inc...............................        766    48,718
    Community Bank System, Inc.............................        412    24,057
    Community Trust Bancorp, Inc...........................        250    11,378
    ConnectOne Bancorp, Inc................................        964    19,984
#*  Cowen, Inc.............................................        469     6,941
    Crawford & Co., Class A................................        200     1,808
    Crawford & Co., Class B................................        200     1,842
*   Credit Acceptance Corp.................................        283   120,111
#   Cullen/Frost Bankers, Inc..............................        399    39,070
*   Customers Bancorp, Inc.................................        308     6,311
    CVB Financial Corp.....................................      1,760    38,456
    Diamond Hill Investment Group, Inc.....................         70    12,053
    Dime Community Bancshares, Inc.........................        700    11,284
    Discover Financial Services............................      2,560   178,355
    Donegal Group, Inc., Class A...........................        700     9,401
*   Donnelley Financial Solutions, Inc.....................        924    14,368
*   E*TRADE Financial Corp.................................      1,975    97,604
*   Eagle Bancorp, Inc.....................................        535    26,306
    East West Bancorp, Inc.................................      1,092    57,264
    Eaton Vance Corp.......................................        802    36,130
    EMC Insurance Group, Inc...............................        352     8,437
    Employers Holdings, Inc................................        630    28,955
#*  Encore Capital Group, Inc..............................        608    15,449
*   Enova International, Inc...............................        640    15,136
*   Enstar Group, Ltd......................................        200    36,320
    Enterprise Bancorp, Inc................................        355    11,495
    Enterprise Financial Services Corp.....................        498    21,638
*   Equity Bancshares, Inc., Class A.......................        248     8,950
    Erie Indemnity Co., Class A............................        300    38,907
*   Essent Group, Ltd......................................      1,071    42,219
    Evercore, Inc., Class A................................        735    60,042
    Everest Re Group, Ltd..................................        258    56,208
#*  EZCORP, Inc., Class A..................................        846     8,409
    FactSet Research Systems, Inc..........................        296    66,233
    FBL Financial Group, Inc., Class A.....................        500    34,490
*   FCB Financial Holdings, Inc., Class A..................        548    21,443
    Federal Agricultural Mortgage Corp., Class C...........        200    13,968
    Federated Investors, Inc., Class B.....................      1,914    47,218
    FedNat Holding Co......................................        200     4,306
    Fidelity National Financial, Inc.......................      1,481    49,539
    Fidelity Southern Corp.................................        491    11,401
    Fifth Third Bancorp....................................      4,257   114,896
    Financial Institutions, Inc............................        400    11,420
    First American Financial Corp..........................        871    38,611
    First Bancorp..........................................        600    22,134
*   First BanCorp..........................................      3,216    29,684
    First Bancorp, Inc.....................................        147     4,198
    First Busey Corp.......................................        678    18,930
    First Citizens BancShares, Inc., Class A...............        124    52,902
    First Commonwealth Financial Corp......................      1,503    20,291
    First Community Bankshares, Inc........................        398    13,743
    First Defiance Financial Corp..........................        600    16,332
    First Financial Bancorp................................      1,379    36,088
#   First Financial Bankshares, Inc........................        694    40,939
    First Financial Corp...................................        300    13,758
    First Financial Northwest, Inc.........................        100     1,511

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares   Value+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    First Hawaiian, Inc....................................         851 $   21,088
    First Horizon National Corp............................       2,631     42,464
    First Interstate BancSystem, Inc., Class A.............         761     31,551
    First Merchants Corp...................................         541     22,511
    First Midwest Bancorp, Inc.............................       1,263     28,998
    First of Long Island Corp. (The).......................         372      7,518
    First Republic Bank....................................         666     60,599
    FirstCash, Inc.........................................         701     56,360
*   Flagstar Bancorp, Inc..................................         971     29,897
    Flushing Financial Corp................................         700     15,883
    FNB Corp...............................................       3,895     46,078
*   Franklin Financial Network, Inc........................         266      9,017
#   Franklin Resources, Inc................................       1,502     45,811
    Fulton Financial Corp..................................       2,353     37,672
#   GAIN Capital Holdings, Inc.............................       1,536     11,735
*   Genworth Financial, Inc., Class A......................       6,433     27,533
    Glacier Bancorp, Inc...................................         725     30,740
    Global Indemnity, Ltd..................................         550     19,690
    Goldman Sachs Group, Inc. (The)........................       1,266    285,318
    Great Southern Bancorp, Inc............................         200     10,830
    Great Western Bancorp, Inc.............................         612     22,430
*   Green Dot Corp., Class A...............................         880     66,651
#   Greenhill & Co., Inc...................................         400      8,820
#*  Greenlight Capital Re, Ltd., Class A...................         700      8,113
    Guaranty Bancorp.......................................         766     19,931
    Hamilton Lane, Inc., Class A...........................         236      9,058
    Hancock Whitney Corp...................................       1,000     41,960
    Hanmi Financial Corp...................................         469      9,840
    Hanover Insurance Group, Inc. (The)....................         404     44,998
    Hartford Financial Services Group, Inc. (The)..........       2,653    120,499
    Heartland Financial USA, Inc...........................         493     26,198
    Heritage Financial Corp................................         600     19,632
    Heritage Insurance Holdings, Inc.......................         500      6,980
    Hilltop Holdings, Inc..................................       1,349     26,845
    Hingham Institution for Savings........................          55     11,198
    Home Bancorp, Inc......................................         200      7,948
    Home BancShares, Inc...................................       2,164     41,203
*   HomeStreet, Inc........................................         443     11,509
*   HomeTrust Bancshares, Inc..............................         362      9,868
    Hope Bancorp, Inc......................................       1,327     19,215
    Horace Mann Educators Corp.............................         700     27,496
    Horizon Bancorp, inc...................................         582      9,754
    Houlihan Lokey, Inc....................................         546     22,484
    Huntington Bancshares, Inc.............................       6,756     96,813
    IBERIABANK Corp........................................         444     33,074
    Independent Bank Corp..................................         273     21,417
    Independent Bank Group, Inc............................         468     27,102
    Interactive Brokers Group, Inc., Class A...............       1,364     67,395
    Intercontinental Exchange, Inc.........................         816     62,865
    International Bancshares Corp..........................         828     32,044
*   INTL. FCStone, Inc.....................................         347     15,712
    Invesco, Ltd...........................................       3,081     66,889
    Investors Bancorp, Inc.................................       3,305     36,950
    James River Group Holdings, Ltd........................         377     14,515
#   Janus Henderson Group P.L.C............................       1,226     30,123
    Jefferies Financial Group, Inc.........................       2,074     44,529
    JPMorgan Chase & Co....................................      13,599  1,482,563
    Kearny Financial Corp..................................       1,090     14,105
    Kemper Corp............................................         694     52,182

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
FINANCIALS -- (Continued)
    KeyCorp................................................      4,584  $ 83,245
    Ladenburg Thalmann Financial Services, Inc.............      4,900    13,573
    Lakeland Bancorp, Inc..................................        482     7,939
    Lakeland Financial Corp................................        312    13,425
    Lazard, Ltd., Class A..................................      1,568    62,312
    LegacyTexas Financial Group, Inc.......................        871    33,560
    Legg Mason, Inc........................................        979    27,627
#*  LendingClub Corp.......................................      3,898    12,591
#*  LendingTree, Inc.......................................         88    17,749
    Lincoln National Corp..................................        873    52,546
    Loews Corp.............................................      1,568    73,006
    LPL Financial Holdings, Inc............................      1,576    97,082
    M&T Bank Corp..........................................        768   127,035
    Maiden Holdings, Ltd...................................      1,300     4,563
*   Markel Corp............................................         79    86,366
    MarketAxess Holdings, Inc..............................        270    56,611
    Marsh & McLennan Cos., Inc.............................      1,377   116,701
    MB Financial, Inc......................................        904    40,129
    Mercantile Bank Corp...................................        440    13,974
    Mercury General Corp...................................        740    43,889
    Meridian Bancorp, Inc..................................        806    12,767
    Meta Financial Group, Inc..............................        672    16,961
    MetLife, Inc...........................................      1,738    71,588
*   MGIC Investment Corp...................................      3,800    46,398
    MidSouth Bancorp, Inc..................................         72       956
    Moelis & Co., Class A..................................        491    19,817
    Moody's Corp...........................................        461    67,066
    Morgan Stanley.........................................      5,144   234,875
    Morningstar, Inc.......................................        400    49,920
#*  Mr Cooper Group, Inc...................................        668     9,679
    MSCI, Inc..............................................        506    76,092
    Nasdaq, Inc............................................        949    82,288
    National Bank Holdings Corp., Class A..................        600    20,256
*   National Commerce Corp.................................        240     8,904
    National General Holdings Corp.........................      1,033    28,779
    National Western Life Group, Inc., Class A.............         77    20,735
    Navient Corp...........................................      4,176    48,358
    Navigators Group, Inc. (The)...........................        400    27,660
    NBT Bancorp, Inc.......................................        778    28,389
    Nelnet, Inc., Class A..................................        700    39,403
#   New York Community Bancorp, Inc........................      2,268    21,727
>>  NewStar Financial, Inc.................................        868       225
*   NMI Holdings, Inc., Class A............................      1,550    32,767
    Northern Trust Corp....................................        878    82,593
    Northfield Bancorp, Inc................................        524     6,901
    Northwest Bancshares, Inc..............................      2,350    37,929
    OceanFirst Financial Corp..............................        733    18,560
    OFG Bancorp............................................      1,147    19,602
    Old National Bancorp...................................      2,280    40,698
    Old Republic International Corp........................      2,168    47,804
*   OneMain Holdings, Inc..................................      1,724    49,168
    Oritani Financial Corp.................................        742    10,841
*   Pacific Premier Bancorp, Inc...........................        497    14,527
    PacWest Bancorp........................................        905    36,761
    Park National Corp.....................................        133    12,156
    Peapack Gladstone Financial Corp.......................        234     6,316
    Penns Woods Bancorp, Inc...............................         71     2,876
    Pennymac Financial Services,Inc........................        635    12,694
    Peoples Bancorp, Inc...................................        486    16,636

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
FINANCIALS -- (Continued)
    People's United Financial, Inc.........................      2,538  $ 39,745
    Pinnacle Financial Partners, Inc.......................        644    33,681
    PJT Partners, Inc., Class A............................        200     9,068
    PNC Financial Services Group, Inc. (The)...............      1,009   129,646
    Popular, Inc...........................................        991    51,542
*   PRA Group, Inc.........................................      1,000    30,840
    Preferred Bank.........................................        400    20,564
    Primerica, Inc.........................................      1,100   120,714
    Principal Financial Group, Inc.........................      2,398   112,874
    ProAssurance Corp......................................        675    29,646
    Progressive Corp. (The)................................      1,496   104,271
#   Prosperity Bancshares, Inc.............................        756    49,163
    Provident Financial Services, Inc......................      1,200    29,280
    Prudential Financial, Inc..............................        700    65,646
    Radian Group, Inc......................................      1,100    21,109
    Raymond James Financial, Inc...........................        791    60,662
    Regions Financial Corp.................................      4,643    78,792
    Reinsurance Group of America, Inc......................        370    52,677
    RenaissanceRe Holdings, Ltd............................        419    51,185
    Renasant Corp..........................................        805    28,078
    Republic Bancorp, Inc., Class A........................        500    22,435
    RLI Corp...............................................        263    19,444
    S&P Global, Inc........................................        617   112,491
    S&T Bancorp, Inc.......................................        700    28,077
    Safety Insurance Group, Inc............................        300    24,984
    Sandy Spring Bancorp, Inc..............................        600    21,330
    Santander Consumer USA Holdings, Inc...................      2,777    52,069
*   Seacoast Banking Corp. of Florida......................        520    13,681
    SEI Investments Co.....................................        890    47,571
#   Selective Insurance Group, Inc.........................        474    30,739
    ServisFirst Bancshares, Inc............................        516    18,566
    Signature Bank.........................................        323    35,498
    Simmons First National Corp., Class A..................      1,224    32,779
*   SLM Corp...............................................      5,827    59,086
    South State Corp.......................................        457    30,925
    Southside Bancshares, Inc..............................        151     4,784
    State Auto Financial Corp..............................        700    22,253
    State Bank Financial Corp..............................        562    14,370
    State Street Corp......................................        694    47,713
    Sterling Bancorp.......................................      1,362    24,489
    Stewart Information Services Corp......................        400    16,512
    Stifel Financial Corp..................................        975    44,577
    Stock Yards Bancorp, Inc...............................        450    14,270
    SunTrust Banks, Inc....................................      1,452    90,982
*   SVB Financial Group....................................        400    94,892
    Synchrony Financial....................................      5,569   160,833
    Synovus Financial Corp.................................      1,319    49,542
    T Rowe Price Group, Inc................................      1,112   107,853
    TCF Financial Corp.....................................      2,700    56,376
    TD Ameritrade Holding Corp.............................        509    26,325
    * Texas Capital Bancshares, Inc........................        498    32,485
    TFS Financial Corp.....................................      1,798    26,449
    * Third Point Reinsurance, Ltd.........................      1,349    14,920
    Tompkins Financial Corp................................        305    22,305
    Torchmark Corp.........................................        399    33,779
    Towne Bank.............................................        721    20,282
    Travelers Cos., Inc. (The).............................      1,590   198,957
    TriCo Bancshares.......................................        166     5,979
    TrustCo Bank Corp. NY..................................      2,597    19,452

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares   Value+
                                                                    ------ -----------
FINANCIALS -- (Continued)
    Trustmark Corp.........................................          1,251 $    38,531
    U.S. Bancorp...........................................          4,889     255,548
    UMB Financial Corp.....................................            600      38,310
    Umpqua Holdings Corp...................................          2,085      40,032
    Union Bankshares Corp..................................          1,129      38,544
    Union Bankshares, Inc..................................             64       3,037
    United Bankshares, Inc.................................          1,272      42,192
    United Community Banks, Inc............................            716      17,807
    United Financial Bancorp, Inc..........................          1,084      16,748
    United Fire Group, Inc.................................            450      24,224
    Universal Insurance Holdings, Inc......................          1,300      54,574
    Univest Corp. of Pennsylvania..........................            423      10,558
    Unum Group.............................................          1,369      49,640
#   Valley National Bancorp................................          3,339      33,323
#   Virtu Financial, Inc., Class A.........................            605      14,351
    Voya Financial, Inc....................................            993      43,454
#   Waddell & Reed Financial, Inc., Class A................            652      12,434
    Walker & Dunlop, Inc...................................            600      25,176
    Washington Federal, Inc................................            880      24,781
    Washington Trust Bancorp, Inc..........................            217      11,143
    Waterstone Financial, Inc..............................            597       9,755
    Webster Financial Corp.................................            823      48,425
    Wells Fargo & Co.......................................         19,815   1,054,752
    WesBanco, Inc..........................................            723      28,992
#   Westamerica Bancorporation.............................            530      30,851
*   Western Alliance Bancorp...............................          1,157      55,814
    Western New England Bancorp, Inc.......................            215       2,159
    Westwood Holdings Group, Inc...........................            267      11,307
    White Mountains Insurance Group, Ltd...................             45      39,900
    Willis Towers Watson P.L.C.............................            364      52,110
    Wintrust Financial Corp................................            671      51,090
    WisdomTree Investments, Inc............................            936       7,273
    WR Berkley Corp........................................          1,057      80,226
    WSFS Financial Corp....................................            400      17,012
    Zions Bancorp NA.......................................          1,243      58,483
                                                                           -----------
TOTAL FINANCIALS...........................................                 18,041,379
                                                                           -----------
INDUSTRIALS -- (15.2%)
    3M Co..................................................          1,398     265,983
#   AAON, Inc..............................................            740      25,523
    AAR Corp...............................................            310      14,750
    ABM Industries, Inc....................................            800      24,600
    ACCO Brands Corp.......................................          1,859      15,002
    Actuant Corp., Class A.................................            579      13,809
    Acuity Brands, Inc.....................................            272      34,174
*   Advanced Disposal Services, Inc........................            891      24,137
    Advanced Drainage Systems, Inc.........................            748      20,787
*   AECOM..................................................          1,194      34,793
*   Aegion Corp............................................            700      13,552
*   Aerojet Rocketdyne Holdings, Inc.......................          1,200      42,384
    AGCO Corp..............................................          1,100      61,644
    Air Lease Corp.........................................          1,800      68,580
*   Air Transport Services Group, Inc......................          1,467      28,753
    Aircastle, Ltd.........................................            872      16,943
    Alamo Group, Inc.......................................            200      17,144
#   Alaska Air Group, Inc..................................          1,560      95,815
    Albany International Corp., Class A....................            264      18,475
#   Allegiant Travel Co....................................            200      22,828
    Allegion P.L.C.........................................            469      40,207

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
INDUSTRIALS -- (Continued)
    Allison Transmission Holdings, Inc.....................      1,553  $ 68,456
    Altra Industrial Motion Corp...........................        563    18,168
    AMERCO.................................................        179    58,440
#   American Airlines Group, Inc...........................        666    23,363
    American Railcar Industries, Inc.......................        600    41,946
*   American Woodmark Corp.................................        490    29,616
    AMETEK, Inc............................................      1,063    71,306
    AO Smith Corp..........................................        596    27,136
    Apogee Enterprises, Inc................................        600    21,660
    Applied Industrial Technologies, Inc...................        900    59,157
    ArcBest Corp...........................................        600    22,272
    Arconic, Inc...........................................      1,259    25,595
    Argan, Inc.............................................        429    18,885
*   Armstrong Flooring, Inc................................        464     7,215
*   Armstrong World Industries, Inc........................        867    53,537
*   ASGN, Inc..............................................      1,100    73,788
    Astec Industries, Inc..................................        500    18,805
*   Astronics Corp., Class B...............................         38     1,104
*   Atkore International Group, Inc........................        659    12,692
*   Atlas Air Worldwide Holdings, Inc......................        450    23,229
*   Avis Budget Group, Inc.................................      1,155    32,479
    AZZ, Inc...............................................        600    26,610
    Barnes Group, Inc......................................        619    35,035
    Barrett Business Services, Inc.........................        222    13,968
*   Beacon Roofing Supply, Inc.............................        828    23,109
*   BMC Stock Holdings, Inc................................        664    11,115
    Boeing Co. (The).......................................        739   262,242
    Brady Corp., Class A...................................        700    28,203
    Briggs & Stratton Corp.................................        600     8,718
    Brink's Co. (The)......................................        705    46,756
*   Builders FirstSource, Inc..............................      1,800    22,284
    BWX Technologies, Inc..................................      1,000    58,460
*   CAI International, Inc.................................        600    14,946
    Carlisle Cos., Inc.....................................        500    48,295
*   Casella Waste Systems, Inc., Class A...................        700    22,792
    Caterpillar, Inc.......................................      2,139   259,503
*   CBIZ, Inc..............................................      1,100    24,398
    CECO Environmental Corp................................        396     2,946
    CH Robinson Worldwide, Inc.............................        500    44,515
#*  Cimpress NV............................................        319    39,872
    Cintas Corp............................................        400    72,748
    CIRCOR International, Inc..............................        300     9,753
*   Clean Harbors, Inc.....................................        818    55,657
*   Colfax Corp............................................      1,510    42,325
    Columbus McKinnon Corp.................................        500    18,365
    Comfort Systems USA, Inc...............................        600    32,088
*   Continental Building Products, Inc.....................        700    19,467
    Copa Holdings SA, Class A..............................        293    21,222
*   Copart, Inc............................................      1,460    71,409
    Costamare, Inc.........................................      3,232    17,130
*   CoStar Group, Inc......................................        117    42,286
    Covanta Holding Corp...................................      2,083    30,599
*   Covenant Transportation Group, Inc., Class A...........        115     2,878
    Crane Co...............................................        700    60,928
*   CSW Industrials, Inc...................................        395    18,182
    CSX Corp...............................................      3,842   264,560
    Cubic Corp.............................................        600    39,366
    Cummins, Inc...........................................        864   118,100
    Curtiss-Wright Corp....................................        759    83,080

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
INDUSTRIALS -- (Continued)
    Deere & Co.............................................        990  $134,086
    Delta Air Lines, Inc...................................      5,029   275,237
    Deluxe Corp............................................        899    42,442
    Donaldson Co., Inc.....................................      1,032    52,921
    Douglas Dynamics, Inc..................................        619    26,858
    Dover Corp.............................................      1,331   110,260
    Dun & Bradstreet Corp. (The)...........................        214    30,448
*   DXP Enterprises, Inc...................................        200     6,356
*   Dycom Industries, Inc..................................        456    30,953
    Eastern Co. (The)......................................        142     4,019
    Eaton Corp. P.L.C......................................      1,380    98,905
*   Echo Global Logistics, Inc.............................        400    10,284
    EMCOR Group, Inc.......................................        826    58,629
    Emerson Electric Co....................................      1,715   116,414
    Encore Wire Corp.......................................        400    17,680
    EnerSys................................................        694    55,222
*   Engility Holdings, Inc.................................        679    21,069
    Ennis, Inc.............................................        600    11,616
    EnPro Industries, Inc..................................        400    24,880
    Equifax, Inc...........................................        600    60,864
    ESCO Technologies, Inc.................................        400    24,488
*   Esterline Technologies Corp............................        400    46,944
    Expeditors International of Washington, Inc............        700    47,026
    Fastenal Co............................................        600    30,846
    Federal Signal Corp....................................        800    17,592
    FedEx Corp.............................................      1,140   251,188
    Flowserve Corp.........................................        901    41,356
    Fluor Corp.............................................      1,147    50,307
    Forrester Research, Inc................................        335    13,494
    Fortive Corp...........................................        691    51,307
    Fortune Brands Home & Security, Inc....................        945    42,364
    Forward Air Corp.......................................        500    29,995
    Franklin Electric Co., Inc.............................        719    30,500
*   FTI Consulting, Inc....................................        720    49,759
*   Gardner Denver Holdings, Inc...........................        311     8,416
    GATX Corp..............................................        701    52,526
*   Generac Holdings, Inc..................................        948    48,092
    General Dynamics Corp..................................        723   124,775
*   Genesee & Wyoming, Inc., Class A.......................        510    40,407
*   Gibraltar Industries, Inc..............................        800    28,512
    Global Brass & Copper Holdings, Inc....................        745    23,557
*   GMS, Inc...............................................        338     5,557
    Graco, Inc.............................................      1,497    60,823
    Granite Construction, Inc..............................        700    32,004
*   Great Lakes Dredge & Dock Corp.........................      1,000     5,810
    Greenbrier Cos., Inc. (The)............................        700    33,215
    Griffon Corp...........................................      1,100    13,332
    H&E Equipment Services, Inc............................        375     9,034
    Harris Corp............................................        675   100,379
*   Harsco Corp............................................        942    25,877
    Hawaiian Holdings, Inc.................................      1,100    38,071
*   HD Supply Holdings, Inc................................      1,838    69,054
#   Healthcare Services Group, Inc.........................        400    16,236
    Heartland Express, Inc.................................      1,500    29,205
#   HEICO Corp.............................................        552    46,274
    HEICO Corp., Class A...................................        470    31,330
    Heidrick & Struggles International, Inc................        400    13,804
*   Herc Holdings, Inc.....................................        597    19,140
*   Heritage-Crystal Clean, Inc............................         99     2,276

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
INDUSTRIALS -- (Continued)
    Herman Miller, Inc.....................................        900  $ 29,655
#*  Hertz Global Holdings, Inc.............................      1,396    19,195
    Hexcel Corp............................................      1,373    80,348
    Hillenbrand, Inc.......................................      1,410    67,539
    HNI Corp...............................................        649    24,591
    Honeywell International, Inc...........................      1,737   251,552
*   Hub Group, Inc., Class A...............................        700    32,074
    Hubbell, Inc...........................................        764    77,699
#*  Hudson Technologies, Inc...............................      1,343     1,113
    Huntington Ingalls Industries, Inc.....................        318    69,477
*   Huron Consulting Group, Inc............................        413    22,504
    ICF International, Inc.................................        350    25,774
    IDEX Corp..............................................        432    54,786
    Illinois Tool Works, Inc...............................        635    81,007
    Ingersoll-Rand P.L.C...................................      1,215   116,567
*   InnerWorkings, Inc.....................................        640     4,602
    Insperity, Inc.........................................        800    87,880
    Insteel Industries, Inc................................        400    10,448
    Interface, Inc.........................................      1,285    20,933
    ITT, Inc...............................................      1,500    75,750
    Jacobs Engineering Group, Inc..........................        800    60,072
    JB Hunt Transport Services, Inc........................        691    76,432
*   JetBlue Airways Corp...................................      3,761    62,922
    John Bean Technologies Corp............................        300    31,191
    Johnson Controls International P.L.C...................      2,378    76,025
    Kadant, Inc............................................        234    23,096
    Kaman Corp.............................................        400    25,408
    Kansas City Southern...................................        614    62,603
    KAR Auction Services, Inc..............................      1,703    96,969
    KBR, Inc...............................................      1,821    36,019
    Kelly Services, Inc., Class A..........................        632    14,846
    Kennametal, Inc........................................      1,186    42,044
#*  KeyW Holding Corp. (The)...............................      1,151     9,012
    Kforce, Inc............................................        856    26,382
    Kimball International, Inc., Class B...................        858    14,123
*   Kirby Corp.............................................        657    47,265
#   Knight-Swift Transportation Holdings, Inc..............      1,306    41,792
    Knoll, Inc.............................................        628    12,466
    Korn/Ferry International...............................        806    36,383
#*  Kratos Defense & Security Solutions, Inc...............      1,538    19,271
    L3 Technologies, Inc...................................        400    75,788
    Landstar System, Inc...................................        400    40,036
*   Lawson Products, Inc...................................        185     6,116
    Lennox International, Inc..............................        210    44,287
    Lincoln Electric Holdings, Inc.........................        496    40,131
#   Lindsay Corp...........................................        100     9,562
    Lockheed Martin Corp...................................        480   141,048
*   Lydall, Inc............................................        400    11,948
    Macquarie Infrastructure Corp..........................        369    13,635
*   Manitowoc Co., Inc. (The)..............................        512     9,359
    ManpowerGroup, Inc.....................................        449    34,254
    Marten Transport, Ltd..................................        900    17,334
    Masco Corp.............................................      1,139    34,170
*   Masonite International Corp............................        377    20,882
#*  MasTec, Inc............................................      1,477    64,264
*   Mastech Digital, Inc...................................        110       721
    Matson, Inc............................................      1,017    35,676
    Matthews International Corp., Class A..................        500    20,810
    McGrath RentCorp.......................................        700    37,373

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
INDUSTRIALS -- (Continued)
*   Mercury Systems, Inc...................................        605  $ 28,350
*   Meritor, Inc...........................................      1,540    26,165
#*  Middleby Corp. (The)...................................        394    44,246
*   Milacron Holdings Corp.................................        595     8,330
    Miller Industries, Inc.................................        300     7,251
*   Mistras Group, Inc.....................................         69     1,373
    Mobile Mini, Inc.......................................        781    32,115
    Moog, Inc., Class A....................................        444    31,768
*   MRC Global, Inc........................................        900    14,247
    MSA Safety, Inc........................................        146    15,248
    MSC Industrial Direct Co., Inc., Class A...............        689    55,850
    Mueller Industries, Inc................................      1,118    27,223
    Mueller Water Products, Inc., Class A..................      2,445    25,086
    Multi-Color Corp.......................................        116     6,167
    Navigant Consulting, Inc...............................      1,100    23,760
*   Navistar International Corp............................        842    28,199
*   NCI Building Systems, Inc..............................      1,506    18,449
    Nielsen Holdings P.L.C.................................      1,864    48,427
    NN, Inc................................................        277     3,213
    Nordson Corp...........................................        488    59,863
    Norfolk Southern Corp..................................      1,507   252,920
    Northrop Grumman Corp..................................        328    85,920
*   NOW, Inc...............................................      1,167    14,984
    nVent Electric P.L.C...................................        956    23,346
    Old Dominion Freight Line, Inc.........................        663    86,468
    Omega Flex, Inc........................................        169    10,225
    Oshkosh Corp...........................................      1,053    59,115
    Owens Corning..........................................      1,225    57,906
    PACCAR, Inc............................................      1,770   101,262
*   PAM Transportation Services, Inc.......................        144     8,441
    Parker-Hannifin Corp...................................        564    85,519
    Park-Ohio Holdings Corp................................        200     6,616
*   Patrick Industries, Inc................................        487    21,189
    Pentair P.L.C..........................................      1,256    50,428
*   PGT Innovations, Inc...................................        957    19,389
    Pitney Bowes, Inc......................................      1,237     8,189
    Powell Industries, Inc.................................        300     8,748
    Preformed Line Products Co.............................        191    12,071
    Primoris Services Corp.................................      1,216    25,743
*   Proto Labs, Inc........................................        146    17,440
    Quad/Graphics, Inc.....................................        200     3,086
    Quanex Building Products Corp..........................      1,000    14,820
*   Quanta Services, Inc...................................      1,479    46,145
    Raven Industries, Inc..................................        600    26,088
    Raytheon Co............................................        800   140,032
*   RBC Bearings, Inc......................................        300    44,304
    Regal Beloit Corp......................................        637    45,673
    Republic Services, Inc.................................      1,293    93,975
*   Resideo Technologies, Inc..............................        290     6,094
*   Rexnord Corp...........................................      1,378    36,944
    Robert Half International, Inc.........................        992    60,046
    Rockwell Automation, Inc...............................        384    63,256
    Rockwell Collins, Inc..................................        672    86,029
    Rollins, Inc...........................................        790    46,768
    Rush Enterprises, Inc., Class A........................        750    26,542
    Ryder System, Inc......................................      1,000    55,310
*   Saia, Inc..............................................        450    28,287
    Schneider National, Inc., Class B......................        700    15,309
*   Sensata Technologies Holding P.L.C.....................      1,542    72,320

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares  Value+
                                                                    ------ --------
INDUSTRIALS -- (Continued)
    Simpson Manufacturing Co., Inc.........................           700  $ 39,956
    SkyWest, Inc...........................................           900    51,561
    Snap-on, Inc...........................................           500    76,970
    Southwest Airlines Co..................................         3,513   172,488
*   SP Plus Corp...........................................           500    15,980
    Spirit AeroSystems Holdings, Inc., Class A.............           957    80,398
*   Spirit Airlines, Inc...................................         1,077    55,896
*   SPX Corp...............................................           546    16,009
*   SPX FLOW, Inc..........................................           909    31,115
    Standex International Corp.............................           300    24,336
    Stanley Black & Decker, Inc............................           641    74,689
    Steelcase, Inc., Class A...............................         1,700    28,220
*   Stericycle, Inc........................................           541    27,034
    Sun Hydraulics Corp....................................           462    21,437
#*  Sunrun, Inc............................................           693     8,496
    Systemax, Inc..........................................           489    15,800
#*  Team, Inc..............................................           500     9,950
*   Teledyne Technologies, Inc.............................           229    50,673
    Terex Corp.............................................           760    25,376
    Tetra Tech, Inc........................................         1,000    66,040
    Textron, Inc...........................................         1,845    98,947
*   Thermon Group Holdings, Inc............................           500    10,790
    Timken Co. (The).......................................         1,100    43,505
    Titan International, Inc...............................         1,177     8,310
#   Toro Co. (The).........................................           800    45,064
*   TransDigm Group, Inc...................................           145    47,886
*   Trex Co., Inc..........................................           888    54,434
*   TriMas Corp............................................           456    13,429
*   TriNet Group, Inc......................................         1,124    52,817
    Trinity Industries, Inc................................         1,144    32,661
    Triton International, Ltd..............................           900    28,953
#   Triumph Group, Inc.....................................           859    15,677
*   TrueBlue, Inc..........................................           575    13,415
*   Tutor Perini Corp......................................           700    10,850
    UniFirst Corp..........................................           120    17,916
    Union Pacific Corp.....................................         2,902   424,330
*   United Continental Holdings, Inc.......................         2,770   236,863
    United Parcel Service, Inc., Class B...................         1,780   189,641
*   United Rentals, Inc....................................           839   100,739
    United Technologies Corp...............................         2,617   325,058
*   Univar, Inc............................................           886    21,813
    Universal Forest Products, Inc.........................           600    16,962
    Universal Logistics Holdings, Inc......................           325     8,830
    US Ecology, Inc........................................           400    27,972
*   USG Corp...............................................         1,543    65,145
    Valmont Industries, Inc................................           342    42,514
*   Vectrus, Inc...........................................           240     6,432
*   Verisk Analytics, Inc..................................           650    77,896
*   Veritiv Corp...........................................           273     9,102
    Viad Corp..............................................           400    19,156
    Virco Manufacturing Corp...............................           285     1,234
    Wabash National Corp...................................         1,350    20,385
*   WABCO Holdings, Inc....................................           200    21,490
#   Wabtec Corp............................................           333    27,313
*   WageWorks, Inc.........................................           412    16,402
    Waste Management, Inc..................................         1,386   124,005
#   Watsco, Inc............................................           210    31,118
    Watts Water Technologies, Inc., Class A................           269    18,843
*   Welbilt, Inc...........................................         1,448    27,107

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares   Value+
                                                                    ------ -----------
INDUSTRIALS -- (Continued)
    Werner Enterprises, Inc................................          1,152 $    37,083
*   Wesco Aircraft Holdings, Inc...........................            781       7,951
*   WESCO International, Inc...............................            649      32,567
    Woodward, Inc..........................................            600      44,184
    WW Grainger, Inc.......................................            290      82,351
*   XPO Logistics, Inc.....................................          1,170     104,575
    Xylem, Inc.............................................          1,201      78,762
*   YRC Worldwide, Inc.....................................            640       5,286
                                                                           -----------
TOTAL INDUSTRIALS..........................................                 15,054,330
                                                                           -----------
INFORMATION TECHNOLOGY -- (19.8%)
#*  3D Systems Corp........................................            300       3,624
    Accenture P.L.C., Class A..............................          1,331     209,792
*   ACI Worldwide, Inc.....................................          1,018      25,542
*   Adobe, Inc.............................................            473     116,244
    ADTRAN, Inc............................................            600       8,064
*   Advanced Energy Industries, Inc........................            676      29,088
*   Advanced Micro Devices, Inc............................          3,841      69,945
*   Akamai Technologies, Inc...............................            705      50,936
*   Alarm.com Holdings, Inc................................            234      10,408
    Alliance Data Systems Corp.............................            379      78,142
    Amdocs, Ltd............................................          1,000      63,270
*   Amkor Technology, Inc..................................          4,400      31,460
    Amphenol Corp., Class A................................          1,054      94,333
    Analog Devices, Inc....................................            714      59,769
*   Anixter International, Inc.............................            536      35,210
*   ANSYS, Inc.............................................            249      37,238
    Apple, Inc.............................................         16,283   3,563,697
    Applied Materials, Inc.................................          3,806     125,141
#*  Applied Optoelectronics, Inc...........................            396       7,773
*   Arista Networks, Inc...................................             95      21,883
*   ARRIS International P.L.C..............................          2,164      53,819
*   Arrow Electronics, Inc.................................            922      62,429
*   Aspen Technology, Inc..................................            802      68,082
*   Autodesk, Inc..........................................             81      10,469
    Automatic Data Processing, Inc.........................          1,000     144,080
*   Avid Technology, Inc...................................             62         329
    Avnet, Inc.............................................          1,044      41,833
    AVX Corp...............................................          1,522      25,387
*   Axcelis Technologies, Inc..............................            651      11,236
#*  AXT, Inc...............................................            300       1,977
    Badger Meter, Inc......................................            600      29,466
#   Belden, Inc............................................            545      29,457
    Benchmark Electronics, Inc.............................            868      18,948
*   Black Knight, Inc......................................          1,165      56,817
    Blackbaud, Inc.........................................            416      29,836
    Booz Allen Hamilton Holding Corp.......................          1,250      61,925
*   Bottomline Technologies de, Inc........................            261      17,393
    Broadcom, Inc..........................................            799     178,568
    Broadridge Financial Solutions, Inc....................            584      68,293
    Brooks Automation, Inc.................................            786      24,390
    CA, Inc................................................          3,227     143,150
    Cabot Microelectronics Corp............................            300      29,286
*   CACI International, Inc., Class A......................            269      48,006
*   Cadence Design Systems, Inc............................            991      44,169
*   Calix, Inc.............................................            993       7,249
*   Cardtronics P.L.C., Class A............................            982      26,671
    Cass Information Systems, Inc..........................            233      15,401
    CDK Global, Inc........................................            333      19,061

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares  Value+
                                                                 ------ --------
INFORMATION TECHNOLOGY -- (Continued)
    CDW Corp...............................................       1,079 $ 97,121
*   CEVA, Inc..............................................          95    2,341
*   Ciena Corp.............................................         602   18,819
*   Cirrus Logic, Inc......................................       1,285   48,110
    Cisco Systems, Inc.....................................      11,672  533,994
*   Cision, Ltd............................................         911   13,474
*   Citrix Systems, Inc....................................         608   62,302
    Cognex Corp............................................         997   42,711
    Cognizant Technology Solutions Corp., Class A..........       1,826  126,049
#*  Coherent, Inc..........................................          96   11,821
    Cohu, Inc..............................................         600   12,480
*   CommScope Holding Co., Inc.............................         947   22,785
    Comtech Telecommunications Corp........................         645   18,008
*   Conduent, Inc..........................................       1,715   32,756
*   CoreLogic, Inc.........................................       1,279   51,953
    Corning, Inc...........................................       3,565  113,902
*   Cray, Inc..............................................         624   14,159
#*  Cree, Inc..............................................       1,267   49,185
    CSG Systems International, Inc.........................         860   30,186
    CTS Corp...............................................         549   14,653
    Cypress Semiconductor Corp.............................       3,464   44,824
    Daktronics, Inc........................................         587    4,291
*   Dell Technologies, Inc., Class V.......................         998   90,209
#   Diebold Nixdorf, Inc...................................         400    1,560
*   Digi International, Inc................................         900   10,440
*   Diodes, Inc............................................         837   25,269
    Dolby Laboratories, Inc., Class A......................         464   31,928
    DXC Technology Co......................................       1,516  110,410
#   Ebix, Inc..............................................         301   17,250
*   EchoStar Corp., Class A................................         625   25,344
*   Electronics For Imaging, Inc...........................         416   12,667
*   Endurance International Group Holdings, Inc............       2,568   25,346
    Entegris, Inc..........................................       2,601   69,031
*   Envestnet, Inc.........................................         195   10,144
*   EPAM Systems, Inc......................................         278   33,213
*   ePlus, Inc.............................................         218   18,504
*   Euronet Worldwide, Inc.................................         658   73,156
    EVERTEC, Inc...........................................       1,723   44,936
*   ExlService Holdings, Inc...............................         500   32,050
*   F5 Networks, Inc.......................................         300   52,584
*   Fabrinet...............................................         700   30,324
*   Fair Isaac Corp........................................         333   64,172
*   FARO Technologies, Inc.................................         413   20,873
    Fidelity National Information Services, Inc............       1,035  107,743
#*  Finisar Corp...........................................       1,669   27,856
*   First Data Corp., Class A..............................       1,713   32,102
*   First Solar, Inc.......................................       1,039   43,430
*   Fiserv, Inc............................................         858   68,039
*   FleetCor Technologies, Inc.............................         537  107,416
*   Flex, Ltd..............................................       5,548   43,607
    FLIR Systems, Inc......................................         721   33,390
*   FormFactor, Inc........................................         744    9,107
*   Fortinet, Inc..........................................         708   58,183
*   Frequency Electronics, Inc.............................         300    3,330
#*  Gartner, Inc...........................................         195   28,766
    Genpact, Ltd...........................................       1,566   42,924
    Global Payments, Inc...................................         550   62,826
*   Globant SA.............................................         304   15,650
*   GoDaddy, Inc., Class A.................................         330   24,146

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 Shares   Value+
                                                                 ------ ----------
INFORMATION TECHNOLOGY -- (Continued)
#*  GTT Communications, Inc................................         590 $   21,181
*   Guidewire Software, Inc................................         209     18,595
    Hackett Group, Inc. (The)..............................         700     14,329
*   Harmonic, Inc..........................................       2,474     13,632
    Hewlett Packard Enterprise Co..........................       5,100     77,775
    HP, Inc................................................       1,838     44,369
*   II-VI, Inc.............................................       1,177     43,820
*   Infinera Corp..........................................       1,650      9,141
#*  Inphi Corp.............................................         323     10,336
*   Insight Enterprises, Inc...............................         900     46,521
*   Integrated Device Technology, Inc......................         546     25,558
    Intel Corp.............................................      28,396  1,331,204
    InterDigital, Inc......................................         417     29,586
    International Business Machines Corp...................       2,515    290,306
    Intuit, Inc............................................         636    134,196
#*  IPG Photonics Corp.....................................         337     45,006
    j2 Global, Inc.........................................         728     53,028
    Jabil, Inc.............................................       3,412     84,379
    Jack Henry & Associates, Inc...........................         276     41,353
    Juniper Networks, Inc..................................       1,189     34,802
*   KEMET Corp.............................................         771     16,792
*   Keysight Technologies, Inc.............................         661     37,730
*   Kimball Electronics, Inc...............................         500      9,200
    KLA-Tencor Corp........................................         867     79,365
*   Knowles Corp...........................................       1,106     17,895
    Kulicke & Soffa Industries, Inc........................       1,300     26,429
    Lam Research Corp......................................         592     83,904
*   Lattice Semiconductor Corp.............................       1,200      7,212
    Leidos Holdings, Inc...................................         657     42,560
    Littelfuse, Inc........................................         216     39,131
*   LiveRamp Holdings, Inc.................................         417     19,049
    LogMeIn, Inc...........................................         446     38,410
#*  Lumentum Holdings, Inc.................................         667     36,452
*   Luxoft Holding, Inc....................................         344     14,183
#*  MACOM Technology Solutions Holdings, Inc...............         259      3,644
*   Manhattan Associates, Inc..............................         880     42,011
    ManTech International Corp., Class A...................         231     13,232
    Marvell Technology Group, Ltd..........................       2,767     45,406
    Mastercard, Inc., Class A..............................       2,527    499,512
    Maxim Integrated Products, Inc.........................         920     46,018
    MAXIMUS, Inc...........................................         636     41,321
#*  MaxLinear, Inc.........................................         700     13,587
    Methode Electronics, Inc...............................         707     20,927
#   Microchip Technology, Inc..............................         800     52,624
*   Micron Technology, Inc.................................       7,655    288,747
    Microsoft Corp.........................................      18,663  1,993,395
*   MicroStrategy, Inc., Class A...........................         145     18,266
    MKS Instruments, Inc...................................         900     66,321
*   MoneyGram International, Inc...........................       1,107      4,694
    Monolithic Power Systems, Inc..........................         128     15,119
    Monotype Imaging Holdings, Inc.........................         300      5,259
    Motorola Solutions, Inc................................         498     61,035
    MTS Systems Corp.......................................         300     14,205
    National Instruments Corp..............................         645     31,586
*   NCR Corp...............................................       1,798     48,276
#*  NeoPhotonics Corp......................................         221      1,768
    NetApp, Inc............................................       2,261    177,466
*   NETGEAR, Inc...........................................         358     19,862
*   NetScout Systems, Inc..................................         917     23,163

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares  Value+
                                                                    ------ --------
INFORMATION TECHNOLOGY -- (Continued)
    NIC, Inc...............................................           700  $  9,317
*   Nuance Communications, Inc.............................         1,660    28,867
    NVIDIA Corp............................................         1,211   255,315
*   Oclaro, Inc............................................         1,866    15,339
*   ON Semiconductor Corp..................................         4,431    75,327
    Oracle Corp............................................         6,837   333,919
*   Palo Alto Networks, Inc................................           106    19,402
    Paychex, Inc...........................................           893    58,483
#*  Paycom Software, Inc...................................           415    51,958
*   Paylocity Holding Corp.................................           441    29,013
*   PayPal Holdings, Inc...................................         1,083    91,178
    PC Connection, Inc.....................................           590    19,553
*   PCM, Inc...............................................           400     7,548
    Pegasystems, Inc.......................................           300    16,056
*   Perficient, Inc........................................           700    17,514
    Perspecta, Inc.........................................         1,549    37,935
*   Photronics, Inc........................................         1,100    10,714
    Plantronics, Inc.......................................           600    35,382
*   Plexus Corp............................................           500    29,200
    Power Integrations, Inc................................           228    12,841
    Progress Software Corp.................................           600    19,284
*   Qorvo, Inc.............................................           613    45,062
    QUALCOMM, Inc..........................................         1,405    88,360
*   Qualys, Inc............................................           360    25,646
*   Rambus, Inc............................................         1,189    10,356
*   RealPage, Inc..........................................           371    19,663
*   Red Hat, Inc...........................................           628   107,790
*   Rogers Corp............................................           214    26,335
*   Rudolph Technologies, Inc..............................         1,000    20,790
    Sabre Corp.............................................         2,465    60,762
*   salesforce.com, Inc....................................           297    40,760
*   Sanmina Corp...........................................         1,100    27,830
*   ScanSource, Inc........................................           400    15,552
    Science Applications International Corp................           527    36,632
#   Seagate Technology P.L.C...............................         1,674    67,345
*   Semtech Corp...........................................           700    31,458
#*  ServiceSource International, Inc.......................            89       118
*   Silicon Laboratories, Inc..............................           177    14,431
    Skyworks Solutions, Inc................................         1,254   108,797
#*  SolarEdge Technologies, Inc............................           222     8,598
    SS&C Technologies Holdings, Inc........................         1,129    57,760
#*  Stratasys, Ltd.........................................           825    15,724
*   Super Micro Computer, Inc..............................           419     5,489
*   Sykes Enterprises, Inc.................................         1,080    33,124
    Symantec Corp..........................................           971    17,624
*   Synaptics, Inc.........................................           401    15,054
*   Synchronoss Technologies, Inc..........................           431     2,552
    SYNNEX Corp............................................           916    71,091
*   Synopsys, Inc..........................................           617    55,240
#*  Tableau Software, Inc., Class A........................           100    10,668
    TE Connectivity, Ltd...................................         1,829   137,943
*   Tech Data Corp.........................................           359    25,367
*   Teradata Corp..........................................         1,135    41,314
#   Teradyne, Inc..........................................         1,828    62,975
    TESSCO Technologies, Inc...............................           150     1,813
    Texas Instruments, Inc.................................         2,754   255,654
    TiVo Corp..............................................         1,047    11,517
    Total System Services, Inc.............................         1,166   106,281
#*  Trade Desk, Inc. (The), Class A........................           257    31,752

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares   Value+
                                                                    ------ -----------
INFORMATION TECHNOLOGY -- (Continued)
    Travelport Worldwide, Ltd..............................           861  $    12,881
*   Trimble, Inc...........................................           800       29,904
    TTEC Holdings, Inc.....................................         1,009       25,144
*   TTM Technologies, Inc..................................         1,827       21,376
*   Tyler Technologies, Inc................................            69       14,605
#   Ubiquiti Networks, Inc.................................           700       65,163
*   Ultimate Software Group, Inc. (The)....................           100       26,663
#   Universal Display Corp.................................           267       32,844
*   Veeco Instruments, Inc.................................           860        8,179
*   Verint Systems, Inc....................................           500       22,835
*   VeriSign, Inc..........................................           300       42,762
    Versum Materials, Inc..................................           907       28,625
#*  ViaSat, Inc............................................           629       40,105
*   Viavi Solutions, Inc...................................         1,795       20,696
*   Virtusa Corp...........................................           655       32,481
    Visa, Inc., Class A....................................         4,140      570,699
    Vishay Intertechnology, Inc............................         3,100       56,730
*   VMware, Inc., Class A..................................           120       16,967
    Western Digital Corp...................................         1,684       72,530
    Western Union Co. (The)................................         1,501       27,078
*   WEX, Inc...............................................           500       87,980
*   Worldpay, Inc., Class A................................           462       42,430
    Xerox Corp.............................................         1,861       51,866
    Xilinx, Inc............................................           926       79,053
    Xperi Corp.............................................         1,053       13,689
*   Zebra Technologies Corp., Class A......................           773      128,550
*   Zix Corp...............................................         1,300        8,762
                                                                           -----------
TOTAL INFORMATION TECHNOLOGY...............................                 19,637,977
                                                                           -----------
MATERIALS -- (4.8%)
>>  A Schulman, Inc........................................           719        1,373
*   AdvanSix, Inc..........................................           483       13,398
    Air Products & Chemicals, Inc..........................           476       73,471
#*  AK Steel Holding Corp..................................         2,700        9,990
#   Albemarle Corp.........................................           526       52,190
*   Alcoa Corp.............................................         1,762       61,652
#*  Allegheny Technologies, Inc............................         1,494       38,680
    AptarGroup, Inc........................................         1,000      101,960
    Ashland Global Holdings, Inc...........................           200       14,796
    Avery Dennison Corp....................................           565       51,257
*   Axalta Coating Systems, Ltd............................         2,100       51,828
#   Ball Corp..............................................         2,377      106,490
    Bemis Co., Inc.........................................         1,119       51,217
*   Berry Global Group, Inc................................           688       30,011
    Boise Cascade Co.......................................           801       24,663
    Cabot Corp.............................................           896       43,617
    Carpenter Technology Corp..............................           800       34,888
    Celanese Corp..........................................         1,081      104,792
*   Century Aluminum Co....................................         1,302       10,338
    CF Industries Holdings, Inc............................         2,000       96,060
    Chase Corp.............................................           114       12,294
    Chemours Co. (The).....................................         1,125       37,136
*   Clearwater Paper Corp..................................           400        9,656
#*  Cleveland-Cliffs, Inc..................................         3,981       42,836
*   Coeur Mining, Inc......................................         2,523       12,060
    Commercial Metals Co...................................         2,000       38,120
#   Compass Minerals International, Inc....................           700       33,957
    Core Molding Technologies, Inc.........................           300        2,043
#*  Crown Holdings, Inc....................................         1,568       66,311

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares  Value+
                                                                    ------ --------
    MATERIALS -- (Continued)
    Domtar Corp............................................           842  $ 38,993
    DowDuPont, Inc.........................................         4,480   241,562
    Eagle Materials, Inc...................................           385    28,428
    Eastman Chemical Co....................................         1,300   101,855
    Ecolab, Inc............................................           592    90,665
*   Ferro Corp.............................................         1,623    27,494
    Ferroglobe P.L.C.......................................         2,435    14,829
    FMC Corp...............................................           620    48,410
    Freeport-McMoRan, Inc..................................         9,065   105,607
    FutureFuel Corp........................................           801    13,136
*   GCP Applied Technologies, Inc..........................           867    22,516
    Graphic Packaging Holding Co...........................         6,211    68,383
    Greif, Inc., Class A...................................           600    28,380
    Greif, Inc., Class B...................................           234    12,018
    Haynes International, Inc..............................           259     7,501
    HB Fuller Co...........................................           500    22,230
    Hecla Mining Co........................................         5,080    12,192
    Huntsman Corp..........................................         2,898    63,408
*   Ingevity Corp..........................................           456    41,532
    Innophos Holdings, Inc.................................           408    11,954
    Innospec, Inc..........................................           236    15,793
#   International Flavors & Fragrances, Inc................           300    43,398
    International Paper Co.................................         1,832    83,099
    Kaiser Aluminum Corp...................................           224    21,363
    KMG Chemicals, Inc.....................................           300    22,506
*   Koppers Holdings, Inc..................................           225     6,019
    Kronos Worldwide, Inc..................................         1,568    21,999
#   Linde P.L.C............................................           700   115,829
    Louisiana-Pacific Corp.................................         2,175    47,350
    LyondellBasell Industries NV, Class A..................           977    87,217
#   Martin Marietta Materials, Inc.........................           296    50,699
    Materion Corp..........................................           491    27,903
    Mercer International, Inc..............................           800    12,168
    Minerals Technologies, Inc.............................           600    32,850
    Mosaic Co. (The).......................................         1,850    57,239
    Myers Industries, Inc..................................           775    12,291
    Neenah, Inc............................................           324    26,069
    NewMarket Corp.........................................           100    38,596
    Newmont Mining Corp....................................         2,379    73,559
    Nucor Corp.............................................         2,128   125,807
    Olin Corp..............................................         2,524    50,985
    Olympic Steel, Inc.....................................           300     5,658
*   OMNOVA Solutions, Inc..................................         1,449    10,708
*   Owens-Illinois, Inc....................................         1,696    26,576
    Packaging Corp. of America.............................           803    73,723
    PH Glatfelter Co.......................................           800    14,320
*   Platform Specialty Products Corp.......................         4,343    46,991
    PolyOne Corp...........................................         1,211    39,127
    PPG Industries, Inc....................................         1,807   189,898
    Quaker Chemical Corp...................................           200    35,980
    Rayonier Advanced Materials, Inc.......................         1,095    13,556
    Reliance Steel & Aluminum Co...........................           881    69,528
    Royal Gold, Inc........................................           600    45,978
    RPM International, Inc.................................         1,217    74,444
    Schnitzer Steel Industries, Inc., Class A..............           443    11,917
#   Scotts Miracle-Gro Co. (The)...........................           436    29,099
#   Sealed Air Corp........................................           862    27,894
    Sensient Technologies Corp.............................           512    33,208
    Sherwin-Williams Co. (The).............................           200    78,694

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                    Shares   Value+
                                                                    ------ ----------
MATERIALS -- (Continued)
    Silgan Holdings, Inc...................................         2,132  $   51,232
    Sonoco Products Co.....................................         1,434      78,268
    Southern Copper Corp...................................           400      15,336
    Steel Dynamics, Inc....................................         2,110      83,556
    Stepan Co..............................................           352      29,072
#*  Summit Materials, Inc., Class A........................         1,476      19,926
*   SunCoke Energy, Inc....................................         2,159      24,181
#*  TimkenSteel Corp.......................................           550       6,396
    Tredegar Corp..........................................           800      14,880
    Trinseo SA.............................................           536      28,880
    Tronox, Ltd., Class A..................................         1,439      16,477
#   United States Steel Corp...............................         1,982      52,582
#*  US Concrete, Inc.......................................           202       6,593
    Valvoline, Inc.........................................           993      19,781
#   Vulcan Materials Co....................................           510      51,581
#   Warrior Met Coal, Inc..................................           500      14,000
    Westlake Chemical Corp.................................           357      25,454
    WestRock Co............................................         1,579      67,850
    Worthington Industries, Inc............................           900      37,692
    WR Grace & Co..........................................           692      44,835
                                                                           ----------
TOTAL MATERIALS............................................                 4,716,787
                                                                           ----------
REAL ESTATE -- (0.5%)
    Alexander & Baldwin, Inc...............................         1,444      28,216
*   Altisource Portfolio Solutions SA......................           218       5,500
*   CBRE Group, Inc., Class A..............................         3,240     130,540
*   Forestar Group, Inc....................................            50         900
*   FRP Holdings, Inc......................................           164       7,949
    Griffin Industrial Realty, Inc.........................            93       3,266
    HFF, Inc., Class A.....................................           702      25,799
*   Howard Hughes Corp. (The)..............................           335      37,359
    Jones Lang LaSalle, Inc................................           361      47,746
    Kennedy-Wilson Holdings, Inc...........................         1,984      37,656
*   Marcus & Millichap, Inc................................           913      31,699
*   Rafael Holdings, Inc., Class B.........................           252       2,051
    RE/MAX Holdings, Inc., Class A.........................           160       5,982
#   Realogy Holdings Corp..................................         1,936      36,920
    RMR Group, Inc. (The), Class A.........................           365      27,696
#*  St Joe Co. (The).......................................         1,285      19,519
                                                                           ----------
TOTAL REAL ESTATE..........................................                   448,798
                                                                           ----------
UTILITIES -- (2.2%)
    AES Corp...............................................         2,966      43,244
    ALLETE, Inc............................................           400      29,600
    Alliant Energy Corp....................................           300      12,894
    Ameren Corp............................................           700      45,206
    American Electric Power Co., Inc.......................           600      44,016
    American States Water Co...............................           600      36,732
    American Water Works Co., Inc..........................           506      44,796
    Aqua America, Inc......................................         1,081      35,165
    Atlantica Yield PLC....................................         1,080      21,179
    Atmos Energy Corp......................................           244      22,712
#   Avista Corp............................................           500      25,710
#   Black Hills Corp.......................................           300      17,850
    California Water Service Group.........................           600      25,200
    CenterPoint Energy, Inc................................         1,600      43,216
    Chesapeake Utilities Corp..............................           161      12,791
    Clearway Energy, Inc., Class A.........................           194       3,767

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                     Shares   Value+
                                                                     ------ -----------
UTILITIES -- (Continued)
     Clearway Energy, Inc., Class A.........................           700  $    13,727
     CMS Energy Corp........................................           700       34,664
     Consolidated Edison, Inc...............................           400       30,400
     Dominion Energy, Inc...................................         1,000       71,420
#    DTE Energy Co..........................................           385       43,274
     Duke Energy Corp.......................................           996       82,299
     Edison International...................................           500       34,695
     El Paso Electric Co....................................           515       29,381
     Entergy Corp...........................................           469       39,373
     Evergy, Inc............................................           675       37,793
     Eversource Energy......................................           570       36,058
     Exelon Corp............................................         1,149       50,338
     FirstEnergy Corp.......................................           500       18,640
     Hawaiian Electric Industries, Inc......................         1,100       41,030
     IDACORP, Inc...........................................           415       38,703
     MDU Resources Group, Inc...............................         1,673       41,758
     MGE Energy, Inc........................................           400       24,992
     Middlesex Water Co.....................................           300       13,500
#    National Fuel Gas Co...................................           656       35,614
     New Jersey Resources Corp..............................           919       41,447
     NextEra Energy, Inc....................................           571       98,498
     NiSource, Inc..........................................         1,112       28,200
     Northwest Natural Holding Co...........................           400       25,916
     NorthWestern Corp......................................           500       29,380
     NRG Energy, Inc........................................         1,075       38,904
     OGE Energy Corp........................................         1,380       49,887
     ONE Gas, Inc...........................................           421       33,221
     Ormat Technologies, Inc................................           521       26,660
     Otter Tail Corp........................................           600       27,042
#    Pattern Energy Group, Inc., Class A....................         1,413       25,321
     PG&E Corp..............................................           600       28,086
     Pinnacle West Capital Corp.............................           300       24,675
     PNM Resources, Inc.....................................           400       15,364
     Portland General Electric Co...........................           700       31,556
     PPL Corp...............................................           800       24,320
     Public Service Enterprise Group, Inc...................           900       48,087
     SCANA Corp.............................................           400       16,020
#    Sempra Energy..........................................           212       23,345
     SJW Corp...............................................           211       12,814
#    South Jersey Industries, Inc...........................           800       23,632
     Southern Co. (The).....................................         1,400       63,042
     Southwest Gas Holdings, Inc............................           400       30,908
     Spire, Inc.............................................           300       21,774
     UGI Corp...............................................           913       48,444
     Unitil Corp............................................           100        4,751
     Vectren Corp...........................................           600       42,918
*    Vistra Energy Corp.....................................         2,563       58,001
     WEC Energy Group, Inc..................................           599       40,972
     Xcel Energy, Inc.......................................           900       44,109
     York Water Co. (The)...................................           360       11,210
                                                                            -----------
TOTAL UTILITIES.............................................                  2,220,241
                                                                            -----------
TOTAL COMMON STOCKS.........................................                 95,141,509
                                                                            -----------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>  Media General, Inc. Contingent Value Rights............           700           70
                                                                            -----------
TOTAL INVESTMENT SECURITIES.................................                 95,141,579
                                                                            -----------

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      Shares    Value+
                                                                      ------- -----------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%...................................         288,438 $   288,438
                                                                              -----------
SECURITIES LENDING COLLATERAL -- (3.6%)
@(S). DFA Short Term Investment Fund.........................         312,726   3,618,241
                                                                              -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $60,486,980).........................................                 $99,048,258
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               Investments in Securities (Market Value)
                                              ------------------------------------------
                                                Level 1    Level 2   Level 3    Total
                                              ----------- ---------- ------- -----------
Common Stocks
   Communication Services.................... $ 9,182,417         --   --    $ 9,182,417
   Consumer Discretionary....................  13,423,169         --   --     13,423,169
   Consumer Staples..........................   5,804,739         --   --      5,804,739
   Energy....................................   6,611,672         --   --      6,611,672
   Financials................................  18,041,154 $      225   --     18,041,379
   Industrials...............................  15,054,330         --   --     15,054,330
   Information Technology....................  19,637,977         --   --     19,637,977
   Materials.................................   4,715,414      1,373   --      4,716,787
   Real Estate...............................     448,798         --   --        448,798
   Utilities.................................   2,220,241         --   --      2,220,241
Rights/Warrants
   Consumer Discretionary....................          --         70   --             70
Temporary Cash Investments...................     288,438         --   --        288,438
Securities Lending Collateral................          --  3,618,241   --      3,618,241
                                              ----------- ----------   --    -----------
TOTAL........................................ $95,428,349 $3,619,909   --    $99,048,258
                                              =========== ==========   ==    ===========

                See accompanying Notes to Financial Statements.

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares Value>>
                                                            ------ --------
COMMON STOCKS -- (94.9%)
AUSTRALIA -- (6.0%)
    Adelaide Brighton, Ltd.................................  7,168 $ 28,831
    AGL Energy, Ltd........................................  1,349   17,227
    Amcor, Ltd.............................................  6,427   60,647
    AMP, Ltd............................................... 34,118   59,827
    APA Group..............................................  2,640   17,978
    ARB Corp., Ltd.........................................    443    5,449
    Ardent Leisure Group................................... 17,365   19,753
#   Asaleo Care, Ltd.......................................  3,744    1,857
    ASX, Ltd...............................................    481   20,202
    Atlas Arteria, Ltd.....................................  4,673   22,637
    Aurizon Holdings, Ltd..................................  5,729   17,069
    Ausdrill, Ltd..........................................  6,300    7,679
    AusNet Services........................................ 21,363   25,911
    Austal, Ltd............................................  8,221   10,450
    Australia & New Zealand Banking Group, Ltd.............  7,896  145,339
#*  Australian Agricultural Co., Ltd....................... 10,040    9,415
    Automotive Holdings Group, Ltd.........................  8,097   10,383
    Aveo Group.............................................  4,930    6,450
#   Bank of Queensland, Ltd................................  4,975   34,103
    Beach Energy, Ltd...................................... 53,912   67,153
*   Beadell Resources, Ltd................................. 38,340    1,534
    Bendigo & Adelaide Bank, Ltd...........................  5,551   40,337
    BHP Billiton, Ltd...................................... 20,901  482,262
#   BHP Billiton, Ltd., Sponsored ADR......................  4,700  217,046
    BlueScope Steel, Ltd................................... 12,070  123,728
    Boral, Ltd.............................................  9,517   37,914
    Brambles, Ltd..........................................  3,782   28,490
    Breville Group, Ltd....................................  2,941   25,619
    Brickworks, Ltd........................................  2,591   31,023
#   Cabcharge Australia, Ltd...............................  1,270    1,859
    Caltex Australia, Ltd..................................  1,353   27,072
*   Cardno, Ltd............................................  3,548    2,557
    carsales.com, Ltd......................................  2,372   20,559
    Challenger, Ltd........................................  2,934   21,368
    CIMIC Group, Ltd.......................................  1,225   41,129
    Cleanaway Waste Management, Ltd........................ 38,491   49,204
    Coca-Cola Amatil, Ltd..................................  4,079   28,707
    Collins Foods, Ltd.....................................  5,196   23,601
    Commonwealth Bank of Australia.........................  4,132  203,174
    Computershare, Ltd.....................................  5,369   75,395
#*  Cooper Energy, Ltd..................................... 56,885   18,758
    Costa Group Holdings, Ltd..............................  4,060   17,591
#   Credit Corp. Group, Ltd................................  1,551   20,982
    CSR, Ltd............................................... 16,074   40,322
    Domain Holdings Australia, Ltd.........................  6,076   10,689
#   Domino's Pizza Enterprises, Ltd........................    964   36,947
    Downer EDI, Ltd........................................  7,601   37,422
    DuluxGroup, Ltd........................................  4,500   23,654
#   Eclipx Group, Ltd...................................... 11,318   19,473
    Elders, Ltd............................................    930    4,818
*   Energy World Corp., Ltd................................ 12,801    1,500
    EVENT Hospitality and Entertainment, Ltd...............  1,588   15,106
    Evolution Mining, Ltd.................................. 13,763   29,131
    Fairfax Media, Ltd..................................... 60,766   27,654
    FlexiGroup, Ltd........................................  4,048    4,411
    Flight Centre Travel Group, Ltd........................    646   21,310
    Fortescue Metals Group, Ltd............................ 22,997   65,457

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
AUSTRALIA -- (Continued)
#   G8 Education, Ltd......................................  8,060 $ 11,728
    Genworth Mortgage Insurance Australia, Ltd.............  4,999    7,984
    GrainCorp, Ltd., Class A...............................  5,558   32,491
    GWA Group, Ltd.........................................  5,307   10,378
    Hansen Technologies, Ltd...............................  4,519   11,113
#   Harvey Norman Holdings, Ltd............................ 13,937   31,549
#   HT&E, Ltd..............................................  2,418    3,332
    Incitec Pivot, Ltd..................................... 14,627   40,529
#   Independence Group NL..................................  8,966   25,738
    Insurance Australia Group, Ltd.........................  2,853   13,798
#   InvoCare, Ltd..........................................  2,186   18,814
#   IOOF Holdings, Ltd.....................................  3,952   19,115
    IPH, Ltd...............................................  6,408   24,600
    IRESS, Ltd.............................................  3,408   26,255
    James Hardie Industries P.L.C., Sponsored ADR..........  2,500   33,450
#   JB Hi-Fi, Ltd..........................................  2,318   37,772
#   Jupiter Mines, Ltd..................................... 44,849   10,016
*   Kingsgate Consolidated, Ltd............................    631       74
    LendLease Group........................................  2,941   36,729
    Macquarie Group, Ltd...................................  2,109  175,862
    Magellan Financial Group, Ltd..........................  1,532   29,036
#   Metals X, Ltd..........................................    620      205
    Metcash, Ltd........................................... 18,519   36,195
    Mineral Resources, Ltd.................................  3,218   32,653
*   MMA Offshore, Ltd...................................... 17,416    2,958
    Monadelphous Group, Ltd................................  1,985   20,313
    Mount Gibson Iron, Ltd.................................  8,762    3,356
#   Myer Holdings, Ltd..................................... 51,654   16,675
    MYOB Group, Ltd........................................  4,763   11,390
    MyState, Ltd...........................................  2,870    9,354
    National Australia Bank, Ltd........................... 13,026  233,289
#   Navitas, Ltd...........................................  5,275   19,015
    New Hope Corp., Ltd....................................  3,628    8,509
    Newcrest Mining, Ltd...................................  1,455   21,299
#   Nine Entertainment Co. Holdings, Ltd...................  8,821   10,594
    Northern Star Resources, Ltd...........................  9,615   60,067
*   NRW Holdings, Ltd...................................... 15,026   19,734
    Nufarm, Ltd............................................  7,208   29,148
    Oil Search, Ltd........................................  2,546   13,997
    Orica, Ltd.............................................  6,623   80,694
*   Origin Energy, Ltd..................................... 10,561   54,730
    Orora, Ltd............................................. 19,908   47,444
    OZ Minerals, Ltd.......................................  8,700   55,810
    Peet, Ltd..............................................  7,973    6,253
    Pendal Group, Ltd......................................  3,320   19,196
    Perpetual, Ltd.........................................    794   19,530
    Platinum Asset Management, Ltd.........................    591    2,058
    Premier Investments, Ltd...............................  1,267   14,772
    Qantas Airways, Ltd....................................  7,463   28,968
    QBE Insurance Group, Ltd...............................  6,144   49,365
#   Qube Holdings, Ltd..................................... 16,844   29,291
#*  Quintis, Ltd...........................................  3,576      174
*   Ramelius Resources, Ltd................................ 25,470    7,502
    Reece, Ltd.............................................  4,327   31,860
    Regis Resources, Ltd...................................  7,882   23,644
#   Resolute Mining, Ltd................................... 11,362    8,400
#   Retail Food Group, Ltd.................................  4,745    1,244
    Rio Tinto, Ltd.........................................  3,517  191,368
    Sandfire Resources NL..................................  1,850    8,747

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares   Value>>
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Santos, Ltd............................................  12,943 $   60,749
    Seek, Ltd..............................................   3,829     48,647
    Seven Group Holdings, Ltd..............................   4,445     56,155
    Seven West Media, Ltd..................................  18,225     10,101
    Sims Metal Management, Ltd.............................   3,187     25,555
    South32, Ltd., ADR.....................................   1,845     23,782
    South32, Ltd...........................................   7,726     19,927
    Southern Cross Media Group, Ltd........................  18,980     15,378
    Spark Infrastructure Group.............................  17,823     29,058
    SpeedCast International, Ltd...........................   3,478      8,892
    St Barbara, Ltd........................................  10,770     31,793
    Suncorp Group, Ltd.....................................   4,579     45,529
*   Sundance Energy Australia, Ltd......................... 212,324     12,572
#   Super Retail Group, Ltd................................   4,028     20,656
    Sydney Airport.........................................   3,330     15,220
    Tassal Group, Ltd......................................   7,112     20,828
    Telstra Corp., Ltd.....................................   9,755     21,338
    TPG Telecom, Ltd.......................................   4,198     21,375
    Transurban Group.......................................   2,736     22,007
*   Village Roadshow, Ltd..................................   1,705      2,745
#*  Vocus Group, Ltd.......................................  20,891     50,978
    Wesfarmers, Ltd........................................   2,713     89,844
*   Westgold Resources, Ltd................................     309        241
#   Westpac Banking Corp...................................   5,439    103,318
    Westpac Banking Corp., Sponsored ADR...................   7,516    142,278
    Whitehaven Coal, Ltd...................................  16,158     55,814
    Woodside Petroleum, Ltd................................   2,223     54,731
    Woolworths Group, Ltd..................................   1,748     35,281
    WorleyParsons, Ltd.....................................   8,361     86,480
    WPP AUNZ, Ltd..........................................  10,662      4,239
*   Xero, Ltd..............................................       3         85
                                                                    ----------
TOTAL AUSTRALIA............................................          5,431,923
                                                                    ----------
AUSTRIA -- (0.5%)
    Agrana Beteiligungs AG.................................     412      8,208
    ANDRITZ AG.............................................     779     40,360
    Austria Technologie & Systemtechnik AG.................     289      6,846
    CA Immobilien Anlagen AG...............................     605     19,688
    Erste Group Bank AG....................................   1,357     55,240
    EVN AG.................................................     660     11,537
    IMMOFINANZ AG..........................................     367      8,737
    Lenzing AG.............................................     229     20,772
    Mayr Melnhof Karton AG.................................     204     25,819
    Oesterreichische Post AG...............................     380     15,425
    OMV AG.................................................     936     51,979
#   POLYTEC Holding AG.....................................     317      3,268
    Raiffeisen Bank International AG.......................   1,987     54,153
    S IMMO AG..............................................   1,165     19,918
    Schoeller-Bleckmann Oilfield Equipment AG..............     120     10,712
    Strabag SE.............................................     412     14,486
    Telekom Austria AG.....................................   2,667     19,789
    Vienna Insurance Group AG Wiener Versicherung Gruppe...   1,177     31,257
    Voestalpine AG.........................................   1,598     56,713
                                                                    ----------
TOTAL AUSTRIA.                                                         474,907
                                                                    ----------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV..............................     456     71,791
    Ageas..................................................   1,833     91,739

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
BELGIUM -- (Continued)
    Banque Nationale de Belgique...........................      6 $ 17,535
#   Bekaert SA.............................................    983   21,230
    bpost SA...............................................    919   13,947
    Cie d'Entreprises CFE..................................    220   23,327
#   Colruyt SA.............................................    867   50,411
    D'ieteren SA...........................................    477   18,866
#   Econocom Group SA......................................  3,206   10,035
    Elia System Operator SA................................    191   11,941
    Euronav NV.............................................  3,095   28,820
    EVS Broadcast Equipment SA.............................    132    2,934
*   Exmar NV...............................................    649    4,375
    Gimv NV................................................    154    8,215
    KBC Group NV...........................................    537   37,008
    Kinepolis Group NV.....................................    156    8,375
#   Lotus Bakeries.........................................      4   10,321
#   Melexis NV.............................................    479   31,503
#*  Nyrstar NV.............................................  3,926    7,091
#   Ontex Group NV.........................................  1,363   26,124
    Orange Belgium SA......................................  1,400   25,142
    Proximus SADP..........................................  1,452   36,994
    Recticel SA............................................  1,388   10,798
    Sioen Industries NV....................................    327    7,935
    Sipef NV...............................................    114    6,649
    Solvay SA..............................................    408   46,474
#*  Telenet Group Holding NV...............................    543   26,308
*   Tessenderlo Group SA...................................  1,111   39,110
    Umicore SA.............................................    669   31,492
    Van de Velde NV........................................    206    5,137
*   Viohalco SA............................................  1,602    4,609
                                                                   --------
TOTAL BELGIUM..............................................         736,236
                                                                   --------
CANADA -- (9.3%)
    Absolute Software Corp.................................    500    2,925
#*  Advantage Oil & Gas, Ltd...............................  3,200    7,171
    Aecon Group, Inc.......................................  1,800   25,883
#*  Africa Oil Corp........................................ 10,900   10,019
    AGF Management, Ltd., Class B..........................  1,754    7,181
    Agnico Eagle Mines, Ltd................................    600   21,216
*   Aimia, Inc.............................................  2,960    8,881
*   Air Canada.............................................  1,142   21,670
*   Alacer Gold Corp.......................................  4,256    6,951
    Alamos Gold, Inc., Class A.............................  8,507   33,990
    Alaris Royalty Corp....................................    700   10,231
    Algonquin Power & Utilities Corp.......................  3,600   35,933
    Alimentation Couche-Tard, Inc., Class B................    667   31,854
*   Alio Gold, Inc.........................................    450      321
#   AltaGas, Ltd...........................................    700    8,800
    Altius Minerals Corp...................................  1,100   10,570
    ARC Resources, Ltd.....................................  5,496   51,184
*   Argonaut Gold, Inc.....................................  5,895    5,777
#*  Asanko Gold, Inc.......................................  2,900    2,225
    Atco, Ltd., Class I....................................    600   17,493
#*  Athabasca Oil Corp.....................................  6,553    6,372
*   ATS Automation Tooling Systems, Inc....................    300    4,412
#   AutoCanada, Inc........................................    359    2,724
*   B2Gold Corp............................................ 19,936   49,217
#   Badger Daylighting, Ltd................................    679   13,720
#   Bank of Montreal.......................................  2,144  160,305
    Bank of Montreal.......................................  3,601  269,139

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
CANADA -- (Continued)
    Bank of Nova Scotia (The)..............................  4,742 $254,489
    Bank of Nova Scotia (The)..............................  2,705  145,286
    Barrick Gold Corp......................................    900   11,274
#   Barrick Gold Corp...................................... 13,522  169,701
*   Baytex Energy Corp.....................................  8,368   17,099
    BCE, Inc...............................................    165    6,407
    BCE, Inc...............................................    604   23,484
#*  Bellatrix Exploration, Ltd.............................    352      299
    Birchcliff Energy, Ltd.................................  4,900   15,447
*   Black Diamond Group, Ltd...............................  1,000    2,362
*   BlackPearl Resources, Inc..............................  5,400    4,922
*   Bombardier, Inc., Class B..............................  6,000   14,539
#   Bonavista Energy Corp..................................  4,473    4,247
#   Bonterra Energy Corp...................................    898   10,102
    Boralex, Inc., Class A.................................    784   10,124
    Brookfield Asset Management, Inc., Class A.............    700   28,565
    Brookfield Asset Management, Inc., Class A.............  1,502   61,206
    CAE, Inc...............................................  2,040   35,982
    CAE, Inc...............................................  2,197   38,777
#*  Calfrac Well Services, Ltd.............................  1,440    4,944
    Cameco Corp............................................  2,992   32,074
    Canaccord Genuity Group, Inc...........................  1,669    8,749
    Canadian Imperial Bank of Commerce.....................  1,427  123,226
    Canadian Imperial Bank of Commerce.....................    140   12,085
    Canadian National Railway Co...........................    600   51,292
    Canadian National Railway Co...........................  1,058   90,438
    Canadian Natural Resources, Ltd........................  5,894  161,024
    Canadian Pacific Railway, Ltd..........................    300   61,522
#   Canadian Tire Corp., Ltd., Class A.....................    596   67,068
    Canadian Utilities, Ltd., Class A......................    600   14,234
    Canadian Western Bank..................................  1,800   41,867
*   Canfor Corp............................................  1,430   20,541
    Canfor Pulp Products, Inc..............................  1,000   16,727
    CanWel Building Materials Group, Ltd...................  2,009    7,386
    Capital Power Corp.....................................  1,079   22,392
#*  Capstone Mining Corp...................................  9,500    3,536
#   Cardinal Energy, Ltd...................................  2,701    7,981
    Cascades, Inc..........................................  2,400   18,668
*   Celestica, Inc.........................................  2,400   24,912
    Cenovus Energy, Inc....................................  5,857   49,550
*   Centerra Gold, Inc.....................................  5,319   20,767
    Cervus Equipment Corp..................................    600    5,328
*   CGI Group, Inc., Class A...............................    483   29,829
*   China Gold International Resources Corp., Ltd..........  4,400    6,016
    CI Financial Corp......................................  2,756   40,761
#   Cineplex, Inc..........................................    800   22,053
    Cogeco Communications, Inc.............................    495   24,272
    Cogeco, Inc............................................    300   14,083
    Colliers International Group, Inc......................    805   54,667
    Constellation Software, Inc............................    100   68,822
#*  Continental Gold, Inc..................................  4,000    6,928
    Corus Entertainment, Inc., Class B.....................  1,500    5,652
    Cott Corp..............................................  3,102   46,654
    Cott Corp..............................................    300    4,517
#   Crescent Point Energy Corp.............................  2,478   11,706
    Crescent Point Energy Corp.............................  3,609   17,034
#*  Crew Energy, Inc.......................................  2,714    2,556
*   Denison Mines Corp..................................... 29,000   18,284
*   Detour Gold Corp.......................................  2,500   18,440

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
CANADA -- (Continued)
    Dollarama, Inc.........................................  1,500 $ 41,487
    Dorel Industries, Inc., Class B........................    485    7,928
*   DREAM Unlimited Corp., Class A.........................  1,500    8,261
*   Dundee Precious Metals, Inc............................  2,800    7,317
#   ECN Capital Corp.......................................  9,699   25,713
    E-L Financial Corp., Ltd...............................     34   20,977
#*  Eldorado Gold Corp..................................... 11,404    7,623
    Element Fleet Management Corp..........................  2,800   16,484
#   Emera, Inc.............................................    370   11,417
    Empire Co., Ltd., Class A..............................  2,300   41,844
    Enbridge Income Fund Holdings, Inc.....................  1,679   38,861
    Enbridge, Inc..........................................    648   20,191
#   Enbridge, Inc..........................................    699   21,746
    Encana Corp............................................  2,031   20,735
    Encana Corp............................................  4,266   43,684
    Enerflex, Ltd..........................................  1,364   16,454
#*  Energy Fuels, Inc......................................     99      333
    Enerplus Corp..........................................  3,726   34,615
    Enghouse Systems, Ltd..................................    272   15,054
    Ensign Energy Services, Inc............................  3,401   13,253
#   Equitable Group, Inc...................................    300   13,787
#*  Essential Energy Services Trust........................  4,177    1,269
    Evertz Technologies, Ltd...............................    722    8,890
#   Exchange Income Corp...................................    900   20,660
    Fairfax Financial Holdings, Ltd........................    320  155,497
    Finning International, Inc.............................  1,611   33,457
    Firm Capital Mortgage Investment Corp..................  1,100   10,762
    First Capital Realty, Inc..............................  1,300   19,395
*   First Majestic Silver Corp.............................  4,721   26,215
    First Quantum Minerals, Ltd............................  4,827   48,177
    FirstService Corp......................................    805   59,058
    Fortis, Inc............................................    300    9,913
*   Fortuna Silver Mines, Inc..............................  2,400    9,115
#   Freehold Royalties, Ltd................................  1,950   14,324
#*  Frontera Energy Corp...................................    800   10,440
#   Genworth MI Canada, Inc................................  1,089   35,744
    George Weston, Ltd.....................................    339   24,657
    Gildan Activewear, Inc.................................  1,618   48,364
#   Gluskin Sheff & Associates, Inc........................  1,000    8,523
    Goldcorp, Inc..........................................  1,400   12,645
    Goldcorp, Inc..........................................  4,279   38,597
*   Golden Star Resources, Ltd.............................  1,620    5,710
*   Gran Tierra Energy, Inc................................  5,979   18,303
    Great-West Lifeco, Inc.................................  1,400   32,127
    Guardian Capital Group, Ltd., Class A..................    600   10,989
#*  Guyana Goldfields, Inc.................................  4,800    6,454
*   Heroux-Devtek, Inc.....................................  1,000    9,465
#*  Home Capital Group, Inc................................    800    7,930
    Hudbay Minerals, Inc...................................  4,699   18,454
#   Hudson's Bay Co........................................  1,300    8,364
    Husky Energy, Inc......................................  4,054   57,304
*   IAMGOLD Corp...........................................  8,705   29,888
*   IAMGOLD Corp...........................................    326    1,115
    IGM Financial, Inc.....................................    400    9,823
    Imperial Oil, Ltd......................................  1,398   43,674
    Industrial Alliance Insurance & Financial Services,
      Inc..................................................  1,373   48,539
    Innergex Renewable Energy, Inc.........................  1,785   16,556
    Intact Financial Corp..................................    300   23,702
    Inter Pipeline, Ltd....................................  2,389   38,744

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
CANADA -- (Continued)
#*  Interfor Corp..........................................  1,300 $ 14,378
    Intertape Polymer Group, Inc...........................  1,300   17,173
#*  Ivanhoe Mines, Ltd., Class A...........................  5,954   11,216
#   Just Energy Group, Inc.................................  2,100    6,812
*   Kelt Exploration, Ltd..................................  3,100   14,317
    Keyera Corp............................................  1,600   39,865
*   Kingsway Financial Services, Inc.......................    425    1,127
*   Kinross Gold Corp...................................... 25,280   65,675
    Kirkland Lake Gold, Ltd................................  1,500   29,431
#   Labrador Iron Ore Royalty Corp.........................  1,400   30,415
#   Laurentian Bank of Canada..............................    650   20,520
    Leon's Furniture, Ltd..................................    400    5,263
    Linamar Corp...........................................  1,008   41,738
    Loblaw Cos., Ltd.......................................    900   45,012
    Lundin Mining Corp..................................... 15,205   62,486
    Magna International, Inc...............................  1,978   97,379
    Magna International, Inc...............................  1,700   83,708
*   Major Drilling Group International, Inc................  2,500    8,850
#*  Mandalay Resources Corp................................  3,315      164
    Manulife Financial Corp................................    700   11,023
    Manulife Financial Corp................................  5,043   79,276
    Martinrea International, Inc...........................  3,400   29,417
#   Maxar Technologies, Ltd................................  1,066   15,936
*   Maxim Power Corp.......................................  1,000    1,656
*   MEG Energy Corp........................................  4,341   34,723
    Methanex Corp..........................................    555   35,940
    Metro, Inc.............................................    949   29,779
*   Mitel Networks Corp....................................  2,000   21,968
    Morneau Shepell, Inc...................................    911   18,878
#   Mullen Group, Ltd......................................  1,700   17,692
    National Bank of Canada................................  4,400  199,737
    Nevsun Resources, Ltd..................................  8,700   38,661
#*  New Gold, Inc..........................................  5,860    4,674
*   New Gold, Inc..........................................  1,500    1,185
    NFI Group, Inc.........................................    785   26,482
    North West Co., Inc. (The).............................    600   13,081
    Northland Power, Inc...................................  1,500   23,073
    Nutrien, Ltd...........................................    834   44,150
    Nutrien, Ltd...........................................  1,387   73,415
*   NuVista Energy, Ltd....................................  6,262   25,211
#*  Obsidian Energy, Ltd...................................  4,010    2,924
*   Obsidian Energy, Ltd...................................  2,097    1,499
    OceanaGold Corp........................................ 12,779   36,790
    Onex Corp..............................................    300   19,723
    Open Text Corp.........................................  1,618   54,620
    Osisko Gold Royalties, Ltd.............................  2,098   16,050
    Pan American Silver Corp...............................  2,197   32,252
#*  Paramount Resources, Ltd., Class A.....................  1,200    8,769
*   Parex Resources, Inc...................................  2,300   33,492
#   Parkland Fuel Corp.....................................    800   26,866
    Pason Systems, Inc.....................................    400    6,037
    Pembina Pipeline Corp..................................    700   22,624
#*  Pengrowth Energy Corp.................................. 10,136    7,006
#   Peyto Exploration & Development Corp...................  4,408   35,961
*   PHX Energy Services Corp...............................    742    1,578
    Pizza Pizza Royalty Corp...............................    400    2,561
#   PrairieSky Royalty, Ltd................................    936   14,220
#*  Precision Drilling Corp................................  6,000   14,494
*   Precision Drilling Corp................................  3,099    7,469

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
CANADA -- (Continued)
    Premium Brands Holdings Corp...........................   381  $ 25,622
#   Quarterhill, Inc....................................... 2,661     3,315
    Quebecor, Inc., Class B................................ 1,800    35,304
    Richelieu Hardware, Ltd................................   900    17,269
    Rogers Communications, Inc., Class B...................   600    30,897
    Rogers Sugar, Inc...................................... 2,550    10,286
    Royal Bank of Canada................................... 3,651   266,021
    Royal Bank of Canada................................... 1,101    80,197
    Russel Metals, Inc..................................... 1,100    20,338
#*  Sabina Gold & Silver Corp.............................. 6,400     6,952
#*  Sandstorm Gold, Ltd.................................... 3,300    12,208
    Saputo, Inc............................................ 1,600    48,749
    Secure Energy Services, Inc............................ 2,540    16,555
*   SEMAFO, Inc............................................ 8,300    18,158
*   Seven Generations Energy, Ltd., Class A................ 6,841    73,323
    Shaw Communications, Inc., Class B..................... 3,396    63,301
    ShawCor, Ltd...........................................   752    13,641
*   Sierra Wireless, Inc................................... 1,300    23,361
    SNC-Lavalin Group, Inc.................................   412    14,709
*   SSR Mining, Inc........................................ 1,567    15,355
    Stantec, Inc........................................... 1,000    26,025
    Stella-Jones, Inc......................................   716    22,930
    Suncor Energy, Inc.....................................   501    16,803
    Suncor Energy, Inc..................................... 4,814   160,354
    Superior Plus Corp..................................... 2,984    26,815
    Surge Energy, Inc...................................... 5,100     7,903
#*  Tahoe Resources, Inc................................... 4,920    11,624
*   Tamarack Valley Energy, Ltd............................ 5,650    15,236
*   Taseko Mines, Ltd...................................... 4,300     2,940
    Teck Resources, Ltd., Class B.......................... 2,037    42,103
    Teck Resources, Ltd., Class B.......................... 5,088   105,169
    TELUS Corp.............................................   712    24,381
*   Teranga Gold Corp...................................... 5,200    14,260
#*  Tervita Corp...........................................   193     1,101
    TFI International, Inc................................. 2,900    96,509
    Thomson Reuters Corp................................... 1,328    61,808
#   Timbercreek Financial Corp............................. 1,500    10,278
    TMX Group, Ltd.........................................   601    37,796
    TORC Oil & Gas, Ltd.................................... 2,700    11,096
*   Torex Gold Resources, Inc..............................   425     3,871
    Toromont Industries, Ltd...............................   600    28,249
    Toronto-Dominion Bank (The)............................ 4,274   237,100
    Toronto-Dominion Bank (The)............................ 2,451   135,932
    Torstar Corp., Class B................................. 1,100       811
    Total Energy Services, Inc............................. 1,194     8,644
    Tourmaline Oil Corp.................................... 3,224    47,023
    TransAlta Corp......................................... 9,001    47,519
    TransAlta Corp.........................................   777     4,087
#   TransAlta Renewables, Inc.............................. 2,500    20,605
    TransCanada Corp.......................................   300    11,316
    Transcontinental, Inc., Class A........................ 1,600    26,337
#*  Trevali Mining Corp.................................... 9,243     3,440
#*  Trican Well Service, Ltd............................... 6,127     8,377
#   Tricon Capital Group, Inc.............................. 1,255     9,972
#*  Trinidad Drilling, Ltd................................. 5,273     6,649
*   Trisura Group, Ltd.....................................     4        81
*   Trisura Group, Ltd.....................................     9       174
*   Turquoise Hill Resources, Ltd.......................... 6,438    10,857
    Uni-Select, Inc........................................   600     9,877

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
CANADA -- (Continued)
    Vermilion Energy, Inc..................................    800 $   21,248
    Wajax Corp.............................................  1,100     19,528
    West Fraser Timber Co., Ltd............................  1,840     92,444
*   Western Energy Services Corp...........................  2,146      1,109
    Western Forest Products, Inc........................... 13,700     18,316
    Westshore Terminals Investment Corp....................    318      5,797
    Wheaton Precious Metals Corp...........................    240      3,945
    Wheaton Precious Metals Corp...........................    700     11,501
    Whitecap Resources, Inc................................  7,524     36,807
    Winpak, Ltd............................................    341     11,830
    WSP Global, Inc........................................    239     11,931
    Yamana Gold, Inc....................................... 16,532     37,550
                                                                   ----------
TOTAL CANADA...............................................         8,419,708
                                                                   ----------
DENMARK -- (1.1%)
    Alm Brand A.S..........................................  3,000     25,123
    AP Moller--Maersk A.S., Class A........................     16     18,987
    AP Moller--Maersk A.S., Class B........................     21     26,506
#*  Bang & Olufsen A.S.....................................    548     11,384
*   D/S Norden A.S.........................................    429      5,925
    Danske Bank A.S........................................  2,022     38,698
    DFDS A.S...............................................    827     35,396
    DSV A.S................................................  1,560    125,150
    FLSmidth & Co. A.S.....................................    826     43,341
*   H+H International A.S., Class B........................    535      8,798
    ISS A.S................................................  2,182     71,659
    Jyske Bank A.S.........................................  1,262     51,529
*   Nilfisk Holding A.S....................................    417     16,368
#*  NKT A.S................................................    417      7,844
    Novozymes A.S., Class B................................  1,400     69,139
#   Pandora A.S............................................    621     38,810
    Per Aarsleff Holding A.S...............................    650     21,259
    Ringkjoebing Landbobank A.S............................    537     27,294
    Rockwool International A.S., Class A...................     41     11,724
    Rockwool International A.S., Class B...................    132     45,099
    Schouw & Co., A.S......................................    232     18,945
    SimCorp A.S............................................    600     46,197
    Solar A.S., Class B....................................    125      6,696
    Spar Nord Bank A.S.....................................  2,142     17,749
    Sydbank A.S............................................  1,256     29,010
    Topdanmark A.S.........................................  1,775     84,372
#   Tryg A.S...............................................  1,150     27,722
    United International Enterprises.......................     32      7,187
    Vestas Wind Systems A.S................................  1,543     96,762
*   Vestjysk Bank A.S......................................    250         77
                                                                   ----------
TOTAL DENMARK..............................................         1,034,750
                                                                   ----------
FINLAND -- (2.0%)
    Ahlstrom-Munksjo Oyj...................................    678     10,574
    Aktia Bank Oyj.........................................    537      5,230
    Alma Media Oyj.........................................  1,213      9,040
    Amer Sports Oyj........................................  2,402     89,287
    Atria Oyj..............................................    595      5,701
    Cargotec Oyj, Class B..................................  1,344     55,859
#   Citycon Oyj............................................  3,421      6,649
    Cramo Oyj..............................................    564     10,751
    Elisa Oyj..............................................  1,907     75,872
    Finnair Oyj............................................  1,332     10,006

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
FINLAND -- (Continued)
    Fiskars Oyj Abp........................................   664  $   12,243
    Fortum Oyj............................................. 4,038      85,003
    F-Secure Oyj........................................... 1,026       2,676
#   Huhtamaki Oyj.......................................... 2,364      66,280
    Kemira Oyj............................................. 2,571      31,533
    Kesko Oyj, Class A.....................................   401      22,506
    Kesko Oyj, Class B..................................... 1,418      82,815
    Kone Oyj, Class B...................................... 1,134      55,197
    Konecranes Oyj......................................... 1,141      40,860
    Lassila & Tikanoja Oyj.................................   606      10,903
    Metsa Board Oyj........................................ 2,428      21,234
    Metso Oyj.............................................. 2,401      75,804
    Neste Oyj.............................................. 1,474     121,038
    Nokia Oyj.............................................. 9,825      55,497
    Nokia Oyj.............................................. 5,767      32,716
    Nokian Renkaat Oyj..................................... 2,772      88,173
    Outokumpu Oyj.......................................... 5,944      24,915
    Ramirent Oyj........................................... 1,350       9,856
    Sampo Oyj, Class A..................................... 1,202      55,276
    Sanoma Oyj.............................................   358       4,034
*   Stockmann Oyj Abp, Class A.............................    10          34
#*  Stockmann Oyj Abp (5462393), Class B...................   646       2,205
    Stora Enso Oyj, Sponsored ADR.......................... 4,288      64,277
    Stora Enso Oyj, Class R................................ 4,818      72,391
    Tieto Oyj.............................................. 1,067      34,346
#   Tikkurila Oyj..........................................   201       2,737
    UPM-Kymmene Oyj, Sponsored ADR......................... 7,100     228,229
    UPM-Kymmene Oyj........................................ 2,608      83,844
    Uponor Oyj.............................................   782       8,469
    Vaisala Oyj, Class A...................................   428       8,379
    Valmet Oyj............................................. 1,806      41,121
    Wartsila Oyj Abp....................................... 4,209      71,619
#   YIT Oyj................................................ 2,432      13,851
                                                                   ----------
TOTAL FINLAND..............................................         1,809,030
                                                                   ----------
FRANCE -- (7.8%)
    Accor SA...............................................   885      40,438
*   Air France-KLM......................................... 5,544      53,600
    Airbus SE.............................................. 1,424     157,372
    AKWEL..................................................   303       6,034
    Albioma SA............................................. 1,147      22,287
    Alstom SA..............................................   743      32,449
    Altamir................................................   936      16,380
    Alten SA...............................................   360      34,693
#   Altran Technologies SA................................. 3,839      38,051
    Amundi SA..............................................   198      11,762
    Arkema SA.............................................. 1,212     127,155
    Assystem...............................................   430      12,495
    Atos SE................................................   818      69,961
    AXA SA................................................. 5,863     146,731
    Beneteau SA............................................   816      13,528
    BNP Paribas SA......................................... 3,933     204,965
    Bollore SA............................................. 6,064      25,657
    Bonduelle SCA..........................................   316      11,209
    Bouygues SA............................................ 2,961     107,871
    Bureau Veritas SA...................................... 1,505      33,953
    Capgemini SE...........................................   872     106,475
    Carrefour SA........................................... 6,143     119,136
#   Casino Guichard Perrachon SA...........................   937      41,324

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
    FRANCE -- (Continued)
*   CGG SA................................................. 13,767 $ 33,303
    Chargeurs SA...........................................    839   18,123
    Cie de Saint-Gobain....................................  3,794  142,925
    Cie des Alpes..........................................    374   11,412
    Cie Generale des Etablissements Michelin SCA...........  1,763  180,486
    Cie Plastic Omnium SA..................................  1,743   48,459
    CNP Assurances.........................................  1,294   28,840
*   Coface SA..............................................  3,116   31,139
    Credit Agricole SA.....................................  4,450   56,993
    Danone SA..............................................  1,183   83,772
    Dassault Systemes SE...................................    560   70,103
    Derichebourg SA........................................  2,685   12,917
    Edenred................................................  2,359   89,484
    Eiffage SA.............................................    799   78,032
    Electricite de France SA...............................  6,220  103,053
    Elior Group SA.........................................  1,633   23,490
    Elis SA................................................  2,604   52,508
    Engie SA...............................................  5,150   68,429
    Eramet.................................................    350   32,220
    Esso SA Francaise......................................     16      631
*   Etablissements Maurel et Prom..........................  1,140    5,274
    Euronext NV............................................    616   37,904
    Eutelsat Communications SA.............................  3,415   69,169
    Faurecia SA............................................  1,957   94,872
*   Fnac Darty SA (BLRZL56)................................    578   41,121
*   Fnac Darty SA (V7VQL46)................................     77    5,474
    Gaztransport Et Technigaz SA...........................    566   41,833
    Getlink................................................  2,874   36,150
    Groupe Crit............................................    186   12,434
    Hermes International...................................     47   26,832
#   Iliad SA...............................................    101   11,674
    Imerys SA..............................................    284   17,507
    Ingenico Group SA......................................  1,146   81,108
    IPSOS..................................................    716   19,066
    JCDecaux SA............................................  1,302   42,742
    Kaufman & Broad SA.....................................    152    6,234
    Kering SA..............................................     81   36,004
    Lagardere SCA..........................................  2,488   68,009
    Lectra.................................................    739   15,648
    Legrand SA.............................................    923   60,273
    LISI...................................................    390   11,359
    L'Oreal SA.............................................    434   97,783
    LVMH Moet Hennessy Louis Vuitton SE....................    788  239,083
    Manitou BF SA..........................................    174    4,900
    Mersen SA..............................................    239    7,885
    Metropole Television SA................................  1,252   24,233
    Natixis SA.............................................  8,164   47,661
    Neopost SA.............................................  1,272   40,881
#   Nexans SA..............................................    940   27,127
    Nexity SA..............................................    861   41,174
    Orange SA, Sponsored ADR...............................  2,675   41,596
    Orange SA.............................................. 15,194  237,153
    Peugeot SA.............................................  9,468  225,062
#   Publicis Groupe SA, ADR................................  2,600   37,570
    Publicis Groupe SA.....................................    542   31,375
#   Rallye SA..............................................    796    8,836
    Renault SA.............................................  1,352  100,959
    Rexel SA...............................................  6,034   76,917
    Rothschild & Co........................................    294   11,715

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
FRANCE -- (Continued)
    Rubis SCA..............................................  1,328 $   68,517
    Safran SA..............................................    573     74,048
    Savencia SA............................................    112      8,220
    Schneider Electric SE..................................  1,564    113,095
    Schneider Electric SE..................................    213     15,486
    SCOR SE................................................  1,824     84,288
    SEB SA.................................................    536     76,855
    SES SA.................................................  4,828    103,620
    Societe BIC SA.........................................    279     26,710
    Societe Generale SA....................................  1,925     70,566
    Sodexo SA..............................................    519     52,978
*   SOITEC.................................................    612     43,615
#*  Solocal Group.......................................... 11,861      9,617
    Somfy SA...............................................    245     18,943
    Sopra Steria Group.....................................    279     30,874
#   SPIE SA................................................  1,519     23,782
    Stef SA................................................    282     25,840
#   STMicroelectronics NV..................................  5,626     85,684
    Suez...................................................  3,391     48,913
    Tarkett SA.............................................    335      7,360
#*  Technicolor SA.........................................  5,817      7,416
    Teleperformance........................................  1,148    189,067
    Television Francaise 1.................................  1,114     11,331
    Thales SA..............................................    513     65,519
#   Thermador Groupe.......................................    164      8,813
    Total SA............................................... 10,005    587,048
    Trigano SA.............................................    418     42,438
*   Ubisoft Entertainment SA...............................  2,547    228,472
    Valeo SA...............................................  1,703     54,929
#*  Vallourec SA...........................................  6,513     30,788
    Veolia Environnement SA, ADR...........................    635     12,646
    Veolia Environnement SA................................  1,171     23,337
    Vicat SA...............................................    469     25,204
    Vilmorin & Cie SA......................................    213     12,686
    Vinci SA...............................................  1,483    131,986
    Vivendi SA.............................................  1,704     41,098
*   Worldline SA...........................................    475     24,990
                                                                   ----------
TOTAL FRANCE...............................................         7,129,221
                                                                   ----------
GERMANY -- (6.5%)
    Aareal Bank AG.........................................  1,224     45,534
    Adidas AG..............................................    211     49,620
#   ADO Properties SA......................................    470     27,721
    Allianz SE.............................................  1,529    318,521
    Aurubis AG.............................................    892     54,144
    Axel Springer SE.......................................    959     63,684
    BASF SE................................................  5,979    458,820
    Bauer AG...............................................    343      5,723
    Bayerische Motoren Werke AG............................  2,651    228,280
    BayWa AG...............................................    292      8,503
    Bechtle AG.............................................    278     24,688
    Beiersdorf AG..........................................     97     10,030
    Bertrandt AG...........................................    214     17,710
    Bilfinger SE...........................................  1,053     45,870
    Borussia Dortmund GmbH & Co. KGaA......................  2,386     25,833
    Brenntag AG............................................  1,061     55,410
    CANCOM SE..............................................    792     32,293
    CECONOMY AG............................................  2,894     14,787
    Cewe Stiftung & Co. KGAA...............................    287     22,484

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
    GERMANY -- (Continued)
*   Commerzbank AG.........................................  6,653 $ 62,650
    Continental AG.........................................    459   75,637
    Covestro AG............................................     79    5,095
    CTS Eventim AG & Co. KGaA..............................    714   26,768
    Daimler AG.............................................  6,300  373,191
    Deutsche Bank AG.......................................    349    3,411
    Deutsche Bank AG.......................................  9,003   87,959
    Deutsche Beteiligungs AG...............................    294   12,024
    Deutsche Boerse AG.....................................    795  100,466
    Deutsche EuroShop AG...................................    612   18,991
    Deutsche Lufthansa AG..................................  5,573  111,867
    Deutsche Pfandbriefbank AG.............................  2,933   38,946
    Deutsche Post AG.......................................  2,363   74,612
    Deutsche Telekom AG.................................... 26,384  432,742
    Deutsche Wohnen SE.....................................  2,299  105,157
    Deutz AG...............................................  2,362   17,568
*   Dialog Semiconductor P.L.C.............................  1,156   30,485
    DIC Asset AG...........................................    922    9,943
    DMG Mori AG............................................    476   23,020
    Duerr AG...............................................  1,158   41,265
    E.ON SE, Sponsored ADR.................................  7,421   71,687
    E.ON SE................................................  4,329   41,862
    ElringKlinger AG.......................................  1,148    9,725
    Evonik Industries AG...................................  1,497   46,311
    Fielmann AG............................................    278   17,244
    Fraport AG Frankfurt Airport Services Worldwide........    402   31,045
    Freenet AG.............................................  2,882   64,824
    Fuchs Petrolub SE......................................    430   18,618
    GEA Group AG...........................................    327    9,936
*   Gerry Weber International AG...........................    313    1,028
    Grand City Properties SA...............................    674   16,294
    H&R GmbH & Co. KGaA....................................     69      528
    Hamburger Hafen und Logistik AG........................    706   14,955
    Hannover Rueck SE......................................    365   49,086
    Hapag-Lloyd AG.........................................    515   19,042
    HeidelbergCement AG....................................    911   61,824
*   Heidelberger Druckmaschinen AG.........................  4,410   10,216
    Hella GmbH & Co. KGaA..................................    692   32,369
    Henkel AG & Co. KGaA...................................    149   14,596
    Hochtief AG............................................    181   26,822
    Hornbach Baumarkt AG...................................    280    7,447
    Hugo Boss AG...........................................    833   59,529
    Indus Holding AG.......................................    565   30,849
    Infineon Technologies AG...............................  4,590   91,969
*   Innogy SE..............................................  1,011   42,199
    Jenoptik AG............................................     66    1,998
    K+S AG.................................................  3,376   62,868
    KION Group AG..........................................    764   44,645
    Kloeckner & Co. SE.....................................  1,469   12,353
    Koenig & Bauer AG......................................    322   15,729
    Krones AG..............................................    229   20,473
    Lanxess AG.............................................  2,148  132,956
    LEG Immobilien AG......................................    638   69,739
    Leoni AG...............................................    751   27,415
    MAN SE.................................................    217   22,605
    METRO AG...............................................  3,761   56,578
    MLP SE.................................................    505    2,913
    MTU Aero Engines AG....................................    614  130,372
    Muenchener Rueckversicherungs-Gesellschaft AG in
      Muenchen. ...........................................    552  118,562

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares   Value>>
                                                            ------- ----------
GERMANY -- (Continued)
    Nemetschek SE..........................................     152 $   19,982
*   Nordex SE..............................................   1,346     12,505
    Norma Group SE.........................................     794     42,870
    OSRAM Licht AG.........................................   1,507     61,042
    Patrizia Immobilien AG.................................     803     13,804
    Pfeiffer Vacuum Technology AG..........................     158     19,646
    ProSiebenSat.1 Media SE................................     528     12,192
    Puma SE................................................       6      3,089
    Rational AG............................................      20     11,580
    Rheinmetall AG.........................................     925     80,053
*   Rocket Internet SE.....................................   1,629     47,035
    RWE AG.................................................   4,321     84,062
    SAF-Holland SA.........................................     679      9,896
    Salzgitter AG..........................................   1,066     42,606
    SAP SE.................................................     882     94,439
    Scout24 AG.............................................     219      9,076
    SHW AG.................................................     202      5,066
    Sixt SE................................................     563     57,232
    Software AG............................................     178      7,969
    Stabilus SA............................................     256     17,156
    Stroeer SE & Co. KGaA..................................     445     23,261
    Suedzucker AG..........................................   1,926     29,826
    Symrise AG.............................................     699     58,553
    TAG Immobilien AG......................................     916     20,896
    Takkt AG...............................................     583      9,903
*   Talanx AG..............................................     846     30,229
    Telefonica Deutschland Holding AG......................   7,822     30,407
    Thyssenkrupp AG........................................   1,298     27,208
    TLG Immobilien AG......................................     816     20,718
*   Tom Tailor Holding SE..................................   1,248      4,764
    TUI AG.................................................   2,519     41,631
    Uniper SE..............................................   2,025     58,438
    United Internet AG.....................................     886     36,663
    Volkswagen AG..........................................     339     55,809
    Vonovia SE.............................................     907     41,447
    VTG AG.................................................     331     19,807
    Wacker Chemie AG.......................................     409     36,534
    Wacker Neuson SE.......................................     359      7,972
    Washtec AG.............................................     134     10,326
    Wirecard AG............................................     100     18,706
    Wuestenrot & Wuerttembergische AG......................     387      7,831
    XING SE................................................      17      5,111
                                                                    ----------
TOTAL GERMANY..............................................          5,918,003
                                                                    ----------
HONG KONG -- (2.3%)
#   Agritrade Resources, Ltd............................... 120,000     23,918
    Allied Properties HK, Ltd..............................  54,000     11,594
    APT Satellite Holdings, Ltd............................  19,500      6,253
    ASM Pacific Technology, Ltd............................   2,800     24,284
    Associated International Hotels, Ltd...................   6,000     16,826
    Bank of East Asia, Ltd. (The)..........................   4,748     15,394
    BOC Aviation, Ltd......................................   3,000     21,504
    BOC Hong Kong Holdings, Ltd............................  22,500     84,233
*   Brightoil Petroleum Holdings, Ltd......................  42,000      8,034
    Cafe de Coral Holdings, Ltd............................  10,000     21,673
    Cathay Pacific Airways, Ltd............................   9,000     11,467
    Chinese Estates Holdings, Ltd..........................   7,000      6,588
    Chow Sang Sang Holdings International, Ltd.............   5,000      8,109
    Chow Tai Fook Jewellery Group, Ltd.....................   3,200      2,808

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------- -------
HONG KONG -- (Continued)...................................
    Chuang's Consortium International, Ltd.................  93,642 $16,996
    CITIC Telecom International Holdings, Ltd..............  58,000  18,213
    CK Asset Holdings, Ltd.................................   9,500  61,824
    CK Hutchison Holdings, Ltd.............................   4,000  40,288
    CK Infrastructure Holdings, Ltd........................   3,000  21,956
    CLP Holdings, Ltd......................................   5,000  56,027
    CSI Properties, Ltd....................................  40,000   1,565
    Dah Sing Banking Group, Ltd............................   8,560  16,289
    Dah Sing Financial Holdings, Ltd.......................   4,576  24,564
*   Esprit Holdings, Ltd...................................  35,700   8,127
    Far East Consortium International, Ltd.................  37,000  17,417
#*  FIH Mobile, Ltd........................................  55,000   5,129
    First Pacific Co., Ltd.................................  55,600  24,881
    Giordano International, Ltd............................  20,000   8,888
#*  Global Brands Group Holding, Ltd....................... 188,000  10,444
    Great Eagle Holdings, Ltd..............................   3,000  13,700
#   Guotai Junan International Holdings, Ltd...............  84,000  15,273
    Haitong International Securities Group, Ltd............  83,000  27,206
    Hang Lung Group, Ltd...................................  12,000  29,543
    Hang Lung Properties, Ltd..............................  16,000  29,003
    Hang Seng Bank, Ltd....................................   2,200  51,585
    Henderson Land Development Co., Ltd....................   3,520  16,418
    HKR International, Ltd.................................  10,560   5,036
    HKT Trust & HKT, Ltd...................................  34,000  46,892
    Hong Kong & China Gas Co., Ltd.........................  21,611  41,280
    Hong Kong Aircraft Engineering Co., Ltd................   1,200  10,948
    Hong Kong Exchanges & Clearing, Ltd....................   2,560  68,165
    Hongkong & Shanghai Hotels, Ltd. (The).................  11,096  15,312
    Hopewell Holdings, Ltd.................................   8,000  24,718
    Hutchison Telecommunications Hong Kong Holdings, Ltd...  15,000   5,537
    Hysan Development Co., Ltd.............................   3,000  14,069
#*  I-CABLE Communications, Ltd............................   9,354     160
    Johnson Electric Holdings, Ltd.........................   9,375  21,028
    Kerry Logistics Network, Ltd...........................   6,500  10,308
    Kerry Properties, Ltd..................................  13,000  40,928
    Kowloon Development Co., Ltd...........................  10,000  10,301
    Lai Sun Development Co., Ltd...........................   2,860   4,149
    Li & Fung, Ltd......................................... 106,000  21,037
    Lifestyle International Holdings, Ltd..................   4,500   7,782
    Liu Chong Hing Investment, Ltd.........................   6,000   8,786
    L'Occitane International SA............................   9,250  17,324
    Luk Fook Holdings International, Ltd...................   8,000  26,397
#   Man Wah Holdings, Ltd..................................  64,000  29,533
*   Mason Group Holdings, Ltd.............................. 720,000  13,048
    Midland Holdings, Ltd..................................   4,000     674
    Miramar Hotel & Investment.............................   7,000  12,125
    MTR Corp., Ltd.........................................   1,053   5,109
    New World Development Co., Ltd.........................  42,534  54,110
*   NewOcean Energy Holdings, Ltd..........................  42,000  15,243
    NWS Holdings, Ltd......................................  12,000  23,818
    Pacific Basin Shipping, Ltd............................  45,000   9,860
    Pacific Textiles Holdings, Ltd.........................  15,000  15,148
    PCCW, Ltd..............................................  64,000  35,140
    Pico Far East Holdings, Ltd............................  14,000   4,737
    Power Assets Holdings, Ltd.............................   2,500  16,695
    Prada SpA..............................................   2,700   9,592
    Regal Hotels International Holdings, Ltd...............   8,600   4,634
    Sa Sa International Holdings, Ltd......................  29,076  11,203
    Samsonite International SA.............................  17,400  50,181

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
HONG KONG -- (Continued)...................................
    Shangri-La Asia, Ltd................................... 16,000 $   21,856
    Shun Tak Holdings, Ltd................................. 27,500      8,800
    Sino Land Co., Ltd..................................... 20,800     32,677
    SITC International Holdings Co., Ltd................... 14,000     10,286
    SmarTone Telecommunications Holdings, Ltd.............. 16,500     22,936
*   SOCAM Development, Ltd.................................    934        227
    Stella International Holdings, Ltd..................... 10,000     10,003
    Sun Hung Kai & Co., Ltd................................ 11,619      5,240
    Sun Hung Kai Properties, Ltd...........................  5,134     66,722
    Swire Pacific, Ltd., Class A...........................  4,000     41,555
    Swire Pacific, Ltd., Class B...........................  5,000      8,070
    Techtronic Industries Co., Ltd......................... 21,500    101,239
#*  TOM Group, Ltd......................................... 38,000      9,334
    Transport International Holdings, Ltd..................  4,000      9,947
*   Trinity, Ltd........................................... 64,000      2,578
    Value Partners Group, Ltd.............................. 10,000      7,458
    Victory City International Holdings, Ltd............... 14,000        206
    Vitasoy International Holdings, Ltd.................... 18,000     57,382
    VTech Holdings, Ltd....................................  2,200     25,847
    WH Group, Ltd.......................................... 72,500     50,914
    Wharf Holdings, Ltd. (The).............................  9,625     24,061
    Wheelock & Co., Ltd....................................  5,000     26,730
    Xinyi Glass Holdings, Ltd.............................. 32,000     31,773
    Yue Yuen Industrial Holdings, Ltd...................... 15,000     41,186
                                                                   ----------
TOTAL HONG KONG............................................         2,106,055
                                                                   ----------
IRELAND -- (0.7%)
    AIB Group P.L.C........................................  5,673     27,351
    Bank of Ireland Group P.L.C............................ 10,314     72,876
    CRH P.L.C..............................................  1,886     56,256
    CRH P.L.C., Sponsored ADR..............................  2,198     65,457
    FBD Holdings P.L.C.....................................    158      1,918
    Glanbia P.L.C..........................................  4,409     77,953
    Irish Continental Group P.L.C..........................  3,964     23,356
    Kerry Group P.L.C., Class A............................    667     68,209
    Kingspan Group P.L.C...................................  1,606     69,777
    Kingspan Group P.L.C...................................  1,183     51,422
*   Permanent TSB Group Holdings P.L.C.....................  4,239      9,105
    Smurfit Kappa Group P.L.C..............................  3,976    129,262
                                                                   ----------
TOTAL IRELAND..............................................           652,942
                                                                   ----------
ISRAEL -- (0.7%)
*   Airport City, Ltd......................................  1,610     18,747
    Alony Hetz Properties & Investments, Ltd...............  1,012      9,626
    Amot Investments, Ltd..................................  3,663     18,195
    Ashtrom Properties, Ltd................................  2,052      8,550
    Bank Hapoalim BM.......................................  5,787     39,150
    Bank Leumi Le-Israel BM................................ 16,662    103,899
    Bezeq The Israeli Telecommunication Corp., Ltd......... 10,611     12,184
*   Clal Insurance Enterprises Holdings, Ltd...............    684     11,341
    Delek Automotive Systems, Ltd..........................    855      4,825
    Delek Group, Ltd.......................................    130     21,797
    Delta-Galil Industries, Ltd............................    374     10,511
    Elbit Systems, Ltd.....................................    102     12,175
    Electra, Ltd...........................................     44     10,637
    First International Bank Of Israel, Ltd................  1,226     26,401
    Formula Systems 1985, Ltd..............................    173      6,717
    Hadera Paper, Ltd......................................    161     11,777

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------- --------
ISRAEL -- (Continued)......................................
    Harel Insurance Investments & Financial Services, Ltd..   1,465 $ 10,715
    Israel Chemicals, Ltd..................................   1,084    6,244
    Israel Discount Bank, Ltd., Class A....................  11,877   38,814
*   Jerusalem Oil Exploration..............................     300   17,224
    Melisron, Ltd..........................................     118    5,003
    Menora Mivtachim Holdings, Ltd.........................     931   10,364
    Migdal Insurance & Financial Holding, Ltd..............   7,718    8,528
    Mizrahi Tefahot Bank, Ltd..............................   3,321   55,894
    Naphtha Israel Petroleum Corp., Ltd....................   1,479    9,277
    Oil Refineries, Ltd....................................  15,699    7,463
*   Partner Communications Co., Ltd........................   2,267   11,459
    Paz Oil Co., Ltd.......................................     120   17,968
    Phoenix Holdings, Ltd. (The)...........................   1,952   10,799
*   Shikun & Binui, Ltd....................................   5,298   10,093
    Shufersal, Ltd.........................................   1,625   10,316
    Strauss Group, Ltd.....................................   1,319   28,921
    Summit Real Estate Holdings, Ltd.......................   1,546   13,919
*   Union Bank of Israel...................................     247    1,110
                                                                    --------
TOTAL ISRAEL...............................................          600,643
                                                                    --------
ITALY -- (2.7%)
    A2A SpA................................................  34,311   55,287
    ACEA SpA...............................................   1,354   17,775
    Anima Holding SpA......................................   3,867   16,170
*   Ansaldo STS SpA........................................   2,050   29,470
*   Arnoldo Mondadori Editore SpA..........................   1,773    3,059
    Assicurazioni Generali SpA.............................   6,198  100,016
*   Astaldi SpA............................................   1,321      836
    Atlantia SpA...........................................   2,073   41,655
    Autogrill SpA..........................................   2,299   22,603
#   Azimut Holding SpA.....................................   1,594   19,626
#*  Banca Carige SpA.......................................   6,536       36
    Banca Generali SpA.....................................   1,007   19,389
#   Banca IFIS SpA.........................................     658   11,561
    Banca Mediolanum SpA...................................   3,607   20,899
#*  Banca Monte dei Paschi di Siena SpA....................      51       83
    Banca Popolare di Sondrio SCPA.........................   9,550   30,106
#*  Banco BPM SpA..........................................  27,580   51,703
#   BPER Banca.............................................   8,391   31,844
    Brembo SpA.............................................   2,670   29,559
#   Buzzi Unicem SpA.......................................   2,089   40,113
    Cairo Communication SpA................................      42      131
    Cementir Holding SpA...................................   2,563   15,744
    Cerved Group SpA.......................................     959    7,648
    CNH Industrial NV......................................   6,535   67,933
    Credito Emiliano SpA...................................   1,526    9,101
*   Credito Valtellinese SpA............................... 166,848   17,429
    De' Longhi SpA.........................................     720   19,054
    Enel SpA...............................................  13,639   66,875
    Eni SpA................................................   5,888  104,569
    Eni SpA, Sponsored ADR.................................   2,146   75,840
    ERG SpA................................................   1,082   20,184
    Falck Renewables SpA...................................   3,464    6,998
    Ferrari NV.............................................     343   40,166
#   Ferrari NV.............................................     159   18,621
*   Fiat Chrysler Automobiles NV...........................   3,434   52,260
*   Fiat Chrysler Automobiles NV...........................  13,679  206,690
    FinecoBank Banca Fineco SpA............................   4,628   48,370
#*  GEDI Gruppo Editoriale SpA.............................   3,978    1,608

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
ITALY -- (Continued)
    Geox SpA...............................................    852 $    1,540
    Hera SpA............................................... 12,421     34,280
*   IMMSI SpA..............................................  4,196      1,999
    Industria Macchine Automatiche SpA.....................    246     14,752
    Interpump Group SpA....................................  1,758     50,718
    Intesa Sanpaolo SpA.................................... 52,803    116,963
    Iren SpA...............................................  8,189     17,721
    Italgas SpA............................................  3,861     19,922
    Leonardo SpA...........................................  6,992     75,798
    Luxottica Group SpA....................................     27      1,696
    MARR SpA...............................................    686     16,600
*   Mediaset SpA........................................... 14,069     42,335
    Mediobanca Banca di Credito Finanziario SpA............  5,227     45,777
    Moncler SpA............................................  1,784     61,954
    Piaggio & C SpA........................................  2,131      4,560
    Poste Italiane SpA.....................................  6,542     46,942
    Prysmian SpA...........................................  1,018     19,776
    Reply SpA..............................................    348     19,284
*   Saipem SpA.............................................  9,245     50,558
    Salvatore Ferragamo SpA................................    861     20,367
    Saras SpA.............................................. 13,711     26,771
    Snam SpA...............................................  8,606     35,582
    Societa Cattolica di Assicurazioni SC..................  3,854     31,135
    Societa Iniziative Autostradali e Servizi SpA..........  1,213     17,090
*   Telecom Italia SpA..................................... 88,857     52,262
*   Telecom Italia SpA, Sponsored ADR......................  8,020     47,719
    Terna Rete Elettrica Nazionale SpA.....................  8,437     43,581
    Tod's SpA..............................................    176     10,760
    UniCredit SpA..........................................  5,945     76,010
    Unione di Banche Italiane SpA.......................... 23,819     72,699
    Unipol Gruppo SpA...................................... 13,573     54,624
#   UnipolSai Assicurazioni SpA............................ 11,221     24,498
                                                                   ----------
TOTAL ITALY................................................         2,477,284
                                                                   ----------
JAPAN -- (23.6%)
    77 Bank, Ltd. (The)....................................  1,400     28,918
    ABC-Mart, Inc..........................................    100      5,846
    Achilles Corp..........................................  1,200     23,873
#   Adastria Co., Ltd......................................    600      9,777
    ADEKA Corp.............................................  2,100     31,113
    Aeon Co., Ltd..........................................  5,810    133,340
    Aeon Delight Co., Ltd..................................    600     20,033
    AEON Financial Service Co., Ltd........................    900     17,615
    Aeon Mall Co., Ltd.....................................    800     14,775
    AGC, Inc...............................................  1,800     58,958
    Ahresty Corp...........................................    800      5,077
    Aica Kogyo Co., Ltd....................................  1,000     29,769
    Aichi Bank, Ltd. (The).................................    200      7,632
    Aichi Steel Corp.......................................    400     14,140
    Aida Engineering, Ltd..................................  1,100      9,052
*   Aiful Corp.............................................  2,400      6,330
    Aisan Industry Co., Ltd................................  1,300      9,734
    Aisin Seiki Co., Ltd...................................  2,000     78,222
#*  Akebono Brake Industry Co., Ltd........................  6,000     12,066
    Akita Bank, Ltd. (The).................................    200      4,643
    Alpen Co., Ltd.........................................    500      8,402
#   Alpine Electronics, Inc................................  1,300     22,066
    Alps Electric Co., Ltd.................................  1,300     30,645
    Amada Holdings Co., Ltd................................  2,100     19,784

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Amano Corp.............................................  1,700 $ 36,148
    ANA Holdings, Inc......................................    300   10,088
    AOKI Holdings, Inc.....................................  1,200   15,805
    Aomori Bank, Ltd. (The)................................    200    5,457
    Aoyama Trading Co., Ltd................................    600   18,152
    Arcland Sakamoto Co., Ltd..............................    400    5,238
    Arcs Co., Ltd..........................................    800   19,331
#   Arisawa Manufacturing Co., Ltd.........................  2,600   20,645
    Asahi Diamond Industrial Co., Ltd......................  3,400   21,503
    Asahi Kasei Corp....................................... 10,000  119,984
    Asanuma Corp...........................................    300    8,707
    Asics Corp.............................................  1,600   23,158
#   Atom Corp..............................................  1,000    8,874
    Autobacs Seven Co., Ltd................................  1,300   20,922
    Avex, Inc..............................................  1,200   16,147
    Awa Bank, Ltd. (The)...................................  1,000   27,213
    Axial Retailing, Inc...................................    100    3,276
    Bandai Namco Holdings, Inc.............................    700   24,902
    Bando Chemical Industries, Ltd.........................  1,200   13,881
    Bank of Iwate, Ltd. (The)..............................    400   15,236
    Bank of Kyoto, Ltd. (The)..............................    700   31,431
    Bank of Nagoya, Ltd. (The).............................    700   22,117
    Bank of Okinawa, Ltd. (The)............................    720   24,013
    Bank of Saga, Ltd. (The)...............................    200    3,851
    Bank of the Ryukyus, Ltd...............................  1,200   13,648
    Belc Co., Ltd..........................................    300   15,320
    Bic Camera, Inc........................................  3,100   40,927
    Bridgestone Corp.......................................  4,300  165,805
    Brother Industries, Ltd................................  3,400   62,225
    Bunka Shutter Co., Ltd.................................  1,300    9,109
    C Uyemura & Co., Ltd...................................    200   12,798
    Calbee, Inc............................................    400   13,271
    Canon Electronics, Inc.................................    500    9,138
#   Canon, Inc., Sponsored ADR.............................  3,493   98,433
    Canon, Inc.............................................    994   28,312
    Capcom Co., Ltd........................................  2,400   50,028
    Casio Computer Co., Ltd................................  2,100   31,696
    Central Glass Co., Ltd.................................    800   17,296
    Central Japan Railway Co...............................    300   57,573
    Chiba Bank, Ltd. (The).................................  3,600   22,775
    Chiba Kogyo Bank, Ltd. (The)...........................  1,500    5,935
    Chofu Seisakusho Co., Ltd..............................    500   10,124
    Chubu Electric Power Co., Inc..........................  1,800   25,957
    Chudenko Corp..........................................    800   16,846
    Chugoku Bank, Ltd. (The)...............................  1,700   15,266
    Chugoku Electric Power Co., Inc. (The).................  1,200   15,435
    Chugoku Marine Paints, Ltd.............................  1,200    9,639
    Chukyo Bank, Ltd. (The)................................    300    6,039
    Ci:z Holdings Co., Ltd.................................    500   25,909
    Citizen Watch Co., Ltd.................................  6,300   36,263
    CKD Corp...............................................  2,200   25,313
#   Clarion Co., Ltd.......................................  1,200   26,308
    CMK Corp...............................................  1,300    8,333
    Coca-Cola Bottlers Japan Holdings, Inc.................    200    5,234
    Colowide Co., Ltd......................................    700   17,044
    COMSYS Holdings Corp...................................  1,600   44,529
    Concordia Financial Group, Ltd.........................  7,046   32,248
    Cosmo Energy Holdings Co., Ltd.........................  1,500   55,168
    Credit Saison Co., Ltd.................................  1,600   25,408

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ -------
JAPAN -- (Continued)
    CyberAgent, Inc........................................   700  $29,787
    Dai Nippon Printing Co., Ltd...........................   600   13,462
    Daibiru Corp...........................................   400    4,032
    Daicel Corp............................................ 4,000   42,316
    Daido Metal Co., Ltd................................... 1,100    8,415
    Daido Steel Co., Ltd...................................   700   28,819
    Daifuku Co., Ltd.......................................   800   34,357
    Daihen Corp............................................   600   14,064
    Daiho Corp.............................................   600   16,516
    Daiichi Jitsugyo Co., Ltd..............................   400   13,224
    Dai-ichi Life Holdings, Inc............................ 3,400   63,802
    Daiichikosho Co., Ltd..................................   400   18,462
    Daikin Industries, Ltd.................................   400   46,365
    Daikokutenbussan Co., Ltd..............................   400   14,963
    Daikyonishikawa Corp...................................   700    6,687
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd..................................................   500   14,775
#   Daio Paper Corp........................................ 3,000   38,895
    Daiseki Co., Ltd.......................................   200    4,727
    Daishi Hokuetsu Financial Group, Inc...................   500   17,991
    Daito Trust Construction Co., Ltd......................   200   26,368
    Daiwa House Industry Co., Ltd.......................... 2,700   81,525
    Daiwa Industries, Ltd.................................. 1,000   10,521
    Daiwa Securities Group, Inc............................ 6,300   36,129
    Daiwabo Holdings Co., Ltd..............................   800   47,199
#   DCM Holdings Co., Ltd.................................. 1,800   17,503
    DeNA Co., Ltd.......................................... 1,100   18,297
    Denka Co., Ltd......................................... 2,200   71,550
    Denso Corp............................................. 1,100   49,066
    Dentsu, Inc............................................ 1,300   60,294
    Dexerials Corp......................................... 1,000    8,584
    DIC Corp............................................... 1,400   41,314
    Disco Corp.............................................   200   31,792
    DMG Mori Co., Ltd...................................... 1,100   15,871
    Don Quijote Holdings Co., Ltd..........................   600   35,842
    Doutor Nichires Holdings Co., Ltd......................   400    7,108
    Dowa Holdings Co., Ltd................................. 1,000   29,103
    DTS Corp...............................................   900   31,269
    Duskin Co., Ltd........................................ 1,000   22,745
    DyDo Group Holdings, Inc...............................   300   15,228
    Eagle Industry Co., Ltd................................ 1,300   15,147
    East Japan Railway Co..................................   600   52,403
    Ebara Corp............................................. 1,000   29,126
    EDION Corp............................................. 1,800   18,928
    Ehime Bank, Ltd. (The).................................   700    7,215
    Eighteenth Bank, Ltd. (The)............................   400   10,890
    Electric Power Development Co., Ltd....................   600   16,335
#   ES-Con Japan, Ltd...................................... 3,100   18,367
    Exedy Corp............................................. 1,000   24,631
    Ezaki Glico Co., Ltd...................................   300   14,955
#   FamilyMart UNY Holdings Co., Ltd.......................   211   24,411
    FCC Co., Ltd........................................... 1,000   24,766
    Ferrotec Holdings Corp.................................   600    5,446
    FIDEA Holdings Co., Ltd................................ 5,200    6,988
    Foster Electric Co., Ltd...............................   500    7,306
    FP Corp................................................   500   25,624
    France Bed Holdings Co., Ltd........................... 1,200   10,137
    Fudo Tetra Corp........................................   910   13,844
    Fuji Co., Ltd..........................................   200    3,756
    Fuji Electric Co., Ltd................................. 1,400   42,736

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
#   Fuji Kyuko Co., Ltd....................................   499  $ 14,564
    Fuji Media Holdings, Inc...............................   300     4,869
    Fuji Oil Holdings, Inc................................. 1,100    31,727
    Fuji Seal International, Inc...........................   800    24,267
    Fujibo Holdings, Inc...................................   500    14,568
    FUJIFILM Holdings Corp.................................   900    38,925
    Fujikura, Ltd.......................................... 7,000    30,197
    Fujimori Kogyo Co., Ltd................................   300     8,728
    Fujitsu General, Ltd................................... 1,000    14,980
    Fujitsu, Ltd........................................... 1,600    97,341
    Fukui Bank, Ltd. (The).................................   700    13,243
    Fukuoka Financial Group, Inc........................... 1,000    24,571
    Fukuyama Transporting Co., Ltd.........................   300    11,625
    Furukawa Co., Ltd......................................   300     3,709
    Furukawa Electric Co., Ltd............................. 1,800    48,577
    Furuno Electric Co., Ltd...............................   900    10,673
    Fuso Chemical Co., Ltd.................................   800    16,060
    Futaba Corp............................................   600     9,380
    Futaba Industrial Co., Ltd.............................   900     4,918
    Fuyo General Lease Co., Ltd............................   400    22,221
#   Geo Holdings Corp......................................   900    13,711
    Glory, Ltd............................................. 1,000    23,286
    GMO internet, Inc...................................... 1,100    15,719
    Goldcrest Co., Ltd.....................................   700    10,961
    Gree, Inc..............................................   700     2,929
    GS Yuasa Corp.......................................... 1,800    36,949
    G-Tekt Corp............................................   800    11,291
#   GungHo Online Entertainment, Inc....................... 3,500     6,328
    Gunma Bank, Ltd. (The)................................. 5,300    23,995
    Gunze, Ltd.............................................   400    17,739
    Gurunavi, Inc..........................................   700     5,342
    H2O Retailing Corp..................................... 1,445    22,451
    Hachijuni Bank, Ltd. (The)............................. 7,000    29,567
    Hakuhodo DY Holdings, Inc.............................. 2,200    36,693
    Hankyu Hanshin Holdings, Inc........................... 2,400    79,274
    Hanwa Co., Ltd.........................................   800    26,199
    Haseko Corp............................................ 2,200    27,878
    Hazama Ando Corp....................................... 4,200    29,003
    Heiwa Real Estate Co., Ltd............................. 1,300    24,078
    Heiwado Co., Ltd....................................... 1,200    30,759
    Hibiya Engineering, Ltd................................   700    11,554
    Hikari Tsushin, Inc....................................   200    34,931
    HI-LEX Corp............................................   300     6,283
    Hino Motors, Ltd....................................... 2,700    25,845
#   Hirata Corp............................................   300    18,498
    Hirose Electric Co., Ltd...............................   200    19,062
    Hiroshima Bank, Ltd. (The)............................. 3,500    21,588
#   HIS Co., Ltd...........................................   800    24,365
    Hitachi Capital Corp................................... 1,300    31,875
    Hitachi Chemical Co., Ltd.............................. 1,300    20,491
    Hitachi Construction Machinery Co., Ltd................ 1,500    39,826
    Hitachi High-Technologies Corp.........................   400    15,012
    Hitachi Metals, Ltd.................................... 2,000    23,518
    Hitachi Transport System, Ltd.......................... 1,100    28,247
    Hitachi Zosen Corp..................................... 3,800    14,442
    Hitachi, Ltd........................................... 8,200   250,676
    Hokkaido Electric Power Co., Inc....................... 1,600     9,338
    Hokuetsu Corp.......................................... 3,600    17,196
    Hokuetsu Industries Co., Ltd...........................   200     1,940

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Hokuhoku Financial Group, Inc..........................  2,500 $ 30,972
*   Hokuriku Electric Power Co.............................  1,800   16,768
    Hokuto Corp............................................    800   13,646
    Honda Motor Co., Ltd., Sponsored ADR...................  3,554  101,289
    Honda Motor Co., Ltd...................................  7,300  208,382
    Hosiden Corp...........................................    900    8,274
    Hyakugo Bank, Ltd. (The)...............................  4,000   14,697
    Hyakujushi Bank, Ltd. (The)............................    400   10,223
    Ibiden Co., Ltd........................................  3,600   44,453
    IBJ Leasing Co., Ltd...................................    400   10,043
    Ichigo, Inc............................................  5,700   18,610
    Ichiyoshi Securities Co., Ltd..........................    500    4,209
    Idemitsu Kosan Co., Ltd................................  2,200   99,666
    IDOM, Inc..............................................  1,200    4,040
    IHI Corp...............................................  2,000   73,165
    Iida Group Holdings Co., Ltd...........................  1,624   29,561
    Iino Kaiun Kaisha, Ltd.................................  2,500   10,971
    Inaba Denki Sangyo Co., Ltd............................    200    8,053
    Inabata & Co., Ltd.....................................  1,100   14,698
    Inpex Corp.............................................  4,100   46,685
    Intage Holdings, Inc...................................  1,000    8,619
    Internet Initiative Japan, Inc.........................    700   13,548
    Iseki & Co., Ltd.......................................    500    8,593
    Isetan Mitsukoshi Holdings, Ltd........................  2,500   29,218
    Isuzu Motors, Ltd......................................  4,500   58,997
    Ito En, Ltd............................................    600   25,540
    ITOCHU Corp............................................  1,800   33,383
    Itochu Enex Co., Ltd...................................  1,800   16,948
    Iwatani Corp...........................................  1,400   49,454
    Iyo Bank, Ltd. (The)...................................  2,900   17,200
    J Front Retailing Co., Ltd.............................  3,400   44,555
#   J Trust Co., Ltd.......................................  3,900   19,895
    Jaccs Co., Ltd.........................................    800   14,998
    Jafco Co., Ltd.........................................    500   19,265
    Japan Aviation Electronics Industry, Ltd...............  1,000   13,242
*   Japan Display, Inc.....................................  9,400    9,086
    Japan Exchange Group, Inc..............................  3,000   53,732
    Japan Petroleum Exploration Co., Ltd...................    600   12,542
    Japan Post Holdings Co., Ltd...........................  5,700   67,593
    Japan Pulp & Paper Co., Ltd............................    500   18,379
    Japan Securities Finance Co., Ltd......................  1,900   10,641
    Japan Steel Works, Ltd. (The)..........................  1,600   33,812
    Japan Wool Textile Co., Ltd. (The).....................    900    7,106
    JFE Holdings, Inc......................................  2,000   37,583
    JGC Corp...............................................    800   15,485
    J-Oil Mills, Inc.......................................    400   13,787
    Joshin Denki Co., Ltd..................................    500   12,777
    JSR Corp...............................................  1,100   16,393
    JTEKT Corp.............................................  3,200   39,813
    Juki Corp..............................................  1,700   19,037
    Juroku Bank, Ltd. (The)................................    600   13,549
    JVC Kenwood Corp.......................................  1,500    3,709
    JXTG Holdings, Inc..................................... 23,600  159,465
*   Kadokawa Dwango........................................  1,100   10,982
    Kaga Electronics Co., Ltd..............................    500   11,198
    Kajima Corp............................................  3,000   38,630
    Kakaku.com, Inc........................................  1,500   27,168
    Kamei Corp.............................................    700    8,066
    Kamigumi Co., Ltd......................................  1,000   20,635

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ -------
JAPAN -- (Continued)
    Kanamoto Co., Ltd......................................   600  $20,049
    Kaneka Corp............................................ 1,600   66,873
    Kanematsu Corp......................................... 2,400   30,816
    Kanematsu Electronics, Ltd.............................   400   12,291
    Kansai Electric Power Co., Inc. (The).................. 3,300   50,508
    Kansai Paint Co., Ltd.................................. 1,000   14,776
    Kao Corp............................................... 1,000   66,522
    Kato Sangyo Co., Ltd...................................   300    9,244
    KAWADA TECHNOLOGIES, Inc...............................   200   11,508
    Kawasaki Heavy Industries, Ltd......................... 1,500   35,548
#*  Kawasaki Kisen Kaisha, Ltd............................. 1,500   19,988
    KDDI Corp.............................................. 3,700   89,539
    Keihan Holdings Co., Ltd............................... 1,000   37,946
    Keihin Corp............................................ 1,100   21,659
    Keikyu Corp............................................ 1,500   22,200
    Keio Corp..............................................   600   32,588
    Keisei Electric Railway Co., Ltd.......................   100    3,082
    Keiyo Bank, Ltd. (The)................................. 2,500   18,230
    Kewpie Corp............................................ 1,300   29,883
    Keyence Corp...........................................   100   48,852
    Kinden Corp............................................ 1,500   24,051
    Kintetsu Group Holdings Co., Ltd.......................   700   26,890
    Kintetsu World Express, Inc............................   600    9,335
    Kitz Corp.............................................. 3,000   23,905
    Kiyo Bank, Ltd. (The).................................. 1,500   22,229
    Kobe Steel, Ltd........................................ 4,500   36,181
    Kohnan Shoji Co., Ltd.................................. 1,300   32,525
    Koito Manufacturing Co., Ltd...........................   500   23,803
    Komatsu, Ltd........................................... 3,400   88,544
    Komeri Co., Ltd........................................   500   12,957
    Komori Corp............................................ 1,000   10,822
    Konami Holdings Corp...................................   500   19,075
    Konica Minolta, Inc.................................... 7,300   72,258
    Konishi Co., Ltd....................................... 1,200   16,815
    Konoike Transport Co., Ltd............................. 1,300   19,659
    Kose Corp..............................................   200   29,889
    Kotobuki Spirits Co., Ltd..............................   300   11,492
    K's Holdings Corp...................................... 2,800   35,372
    Kubota Corp., Sponsored ADR............................   500   39,212
    Kurabo Industries, Ltd.................................   400    9,656
    Kuraray Co., Ltd....................................... 3,200   43,954
    Kurimoto, Ltd..........................................   100    1,496
    Kurita Water Industries, Ltd........................... 2,100   51,723
#   KYB Corp...............................................   400    9,595
    Kyoei Steel, Ltd.......................................   600   10,869
    Kyokuto Kaihatsu Kogyo Co., Ltd........................   100    1,428
    Kyokuto Securities Co., Ltd............................ 1,900   22,937
    Kyoritsu Maintenance Co., Ltd..........................   480   21,325
    Kyushu Electric Power Co., Inc......................... 1,800   20,911
    Kyushu Financial Group, Inc............................ 4,330   19,108
    Lawson, Inc............................................   100    6,348
    Leopalace21 Corp....................................... 8,300   34,573
    Life Corp..............................................   200    4,949
    Lintec Corp............................................ 1,100   26,034
    Lion Corp.............................................. 1,000   18,801
    LIXIL Group Corp....................................... 1,700   26,725
    Mabuchi Motor Co., Ltd.................................   500   17,786
    Macnica Fuji Electronics Holdings, Inc................. 1,400   20,239
    Maeda Corp.............................................   900   10,170

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Maeda Road Construction Co., Ltd.......................  2,000 $ 36,428
    Makino Milling Machine Co., Ltd........................    400   15,223
    Marubeni Corp..........................................  4,400   35,678
    Marudai Food Co., Ltd..................................    600    9,771
    Maruha Nichiro Corp....................................  1,200   43,442
    Maruichi Steel Tube, Ltd...............................    600   17,288
    Maxell Holdings, Ltd...................................    600    7,646
    Mazda Motor Corp.......................................  6,499   69,221
    MCJ Co., Ltd...........................................  3,800   30,256
    Mebuki Financial Group, Inc............................  7,020   21,378
    Megachips Corp.........................................    300    5,759
    Megmilk Snow Brand Co., Ltd............................  1,000   23,392
    Meidensha Corp.........................................    600    8,500
    Meiko Electronics Co., Ltd.............................    900   22,507
    Meitec Corp............................................    400   16,757
    Michinoku Bank, Ltd. (The).............................    200    3,168
    Minebea Mitsumi, Inc...................................  2,770   42,375
    Mirait Holdings Corp...................................  2,000   32,294
    Misawa Homes Co., Ltd..................................  1,200    9,017
    MISUMI Group, Inc......................................  3,600   72,147
    Mitsuba Corp...........................................  1,900   14,961
    Mitsubishi Chemical Holdings Corp...................... 13,100  102,120
    Mitsubishi Corp........................................  4,100  115,396
    Mitsubishi Electric Corp...............................  7,000   88,616
    Mitsubishi Estate Co., Ltd.............................  2,000   31,964
    Mitsubishi Gas Chemical Co., Inc.......................  2,400   40,287
    Mitsubishi Heavy Industries, Ltd.......................  1,360   47,935
    Mitsubishi Logisnext Co., Ltd..........................  2,000   23,780
#   Mitsubishi Logistics Corp..............................    999   22,903
    Mitsubishi Materials Corp..............................  1,500   41,527
    Mitsubishi Motors Corp.................................  3,800   23,869
    Mitsubishi Paper Mills, Ltd............................  1,000    5,160
    Mitsubishi Shokuhin Co., Ltd...........................    400   10,309
    Mitsubishi Steel Manufacturing Co., Ltd................    200    3,511
    Mitsubishi UFJ Financial Group, Inc.................... 35,170  212,866
    Mitsubishi UFJ Lease & Finance Co., Ltd................  4,400   22,613
    Mitsuboshi Belting, Ltd................................  1,000   24,567
    Mitsui & Co., Ltd......................................  4,900   81,872
    Mitsui Chemicals, Inc..................................  3,600   80,727
*   Mitsui E&S Holdings Co., Ltd...........................  1,800   30,226
    Mitsui Fudosan Co., Ltd................................  1,000   22,522
    Mitsui Mining & Smelting Co., Ltd......................  1,400   39,666
    Mitsui OSK Lines, Ltd..................................  1,700   41,318
    Mitsui Sugar Co., Ltd..................................    500   13,450
*   Mitsui-Soko Holdings Co., Ltd..........................    400    6,176
    Mixi, Inc..............................................    700   15,295
    Miyazaki Bank, Ltd. (The)..............................    500   13,026
    Mizuho Financial Group, Inc............................ 80,800  138,763
    Mizuno Corp............................................    500   11,699
    Morinaga & Co., Ltd....................................    400   16,049
    Morinaga Milk Industry Co., Ltd........................    800   21,324
    Morita Holdings Corp...................................  1,000   19,041
    MS&AD Insurance Group Holdings, Inc....................  1,164   34,963
    Murata Manufacturing Co., Ltd..........................    400   62,254
    Musashi Seimitsu Industry Co., Ltd.....................  1,800   26,269
    Musashino Bank, Ltd. (The).............................    600   16,192
    Nabtesco Corp..........................................  1,200   26,341
    Nachi-Fujikoshi Corp...................................    600   24,437
    Nagase & Co., Ltd......................................  1,700   26,702

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Nagoya Railroad Co., Ltd...............................    600 $ 14,491
    Nankai Electric Railway Co., Ltd.......................  1,400   34,286
    Nanto Bank, Ltd. (The).................................    500   11,434
    NEC Corp...............................................  2,200   63,151
    NET One Systems Co., Ltd...............................  1,400   29,311
    NGK Insulators, Ltd....................................  1,000   14,074
    NGK Spark Plug Co., Ltd................................    800   16,188
    NH Foods, Ltd..........................................  1,100   37,934
    NHK Spring Co., Ltd....................................  3,800   32,538
    Nichias Corp...........................................  1,500   32,685
    Nichicon Corp..........................................  1,200    9,983
    Nichiha Corp...........................................    900   19,876
    Nichirei Corp..........................................  3,000   72,054
    Nidec Corp.............................................    300   38,533
    Nifco, Inc.............................................  1,400   31,905
#*  Nihon Dempa Kogyo Co., Ltd.............................    400    1,745
    Nihon M&A Center, Inc..................................  2,500   59,906
    Nihon Nohyaku Co., Ltd.................................  1,000    5,542
    Nihon Parkerizing Co., Ltd.............................  2,000   24,153
    Nihon Unisys, Ltd......................................  1,200   26,297
    Nikkon Holdings Co., Ltd...............................  1,700   41,080
    Nikon Corp.............................................  1,400   24,406
    Nippo Corp.............................................  1,000   16,395
    Nippon Chemi-Con Corp..................................    300    6,793
    Nippon Concrete Industries Co., Ltd....................  1,100    2,964
    Nippon Densetsu Kogyo Co., Ltd.........................    600   12,132
    Nippon Electric Glass Co., Ltd.........................  1,200   30,235
    Nippon Express Co., Ltd................................    900   56,798
    Nippon Flour Mills Co., Ltd............................  1,300   21,531
    Nippon Gas Co., Ltd....................................  1,100   33,274
    Nippon Koei Co., Ltd...................................    200    4,502
    Nippon Light Metal Holdings Co., Ltd................... 10,000   21,086
    Nippon Paint Holdings Co., Ltd.........................    200    6,247
#   Nippon Paper Industries Co., Ltd.......................  2,300   41,671
    Nippon Pillar Packing Co., Ltd.........................    300    4,018
    Nippon Road Co., Ltd. (The)............................    400   22,109
    Nippon Seiki Co., Ltd..................................  1,100   19,358
#   Nippon Sheet Glass Co., Ltd............................  2,000   16,921
    Nippon Signal Co., Ltd.................................    900    8,241
    Nippon Soda Co., Ltd...................................    800   20,790
    Nippon Steel & Sumikin Bussan Corp.....................    400   17,423
    Nippon Steel & Sumitomo Metal Corp.....................  3,067   56,574
    Nippon Suisan Kaisha, Ltd..............................  5,500   35,132
    Nippon Telegraph & Telephone Corp......................    400   16,495
#   Nippon Yakin Kogyo Co., Ltd............................  2,500    6,645
    Nippon Yusen K.K.......................................  2,900   46,765
    Nishimatsu Construction Co., Ltd.......................  1,400   32,635
    Nishimatsuya Chain Co., Ltd............................  2,100   18,692
    Nishi-Nippon Financial Holdings, Inc...................  3,000   28,509
#   Nishi-Nippon Railroad Co., Ltd.........................  1,200   29,689
    Nishio Rent All Co., Ltd...............................    400   12,889
    Nissan Chemical Corp...................................    600   28,291
    Nissan Motor Co., Ltd.................................. 18,700  170,128
    Nissan Shatai Co., Ltd.................................  1,700   13,693
#   Nissha Co., Ltd........................................    200    3,255
    Nisshin Oillio Group, Ltd. (The).......................    600   18,005
    Nisshin Steel Co., Ltd.................................    400    5,221
    Nisshinbo Holdings, Inc................................  2,000   22,017
    Nissin Electric Co., Ltd...............................    900    7,353

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Nissin Kogyo Co., Ltd..................................  1,400 $ 20,369
    Nissin Sugar Co., Ltd..................................    500    9,901
    Nitto Boseki Co., Ltd..................................    900   17,783
    Nitto Denko Corp.......................................    500   31,238
    Nitto Kogyo Corp.......................................    700   12,191
    Nojima Corp............................................    100    2,362
    NOK Corp...............................................  1,600   23,022
    Nomura Holdings, Inc................................... 13,500   64,826
    Nomura Real Estate Holdings, Inc.......................  1,800   33,813
    Nomura Research Institute, Ltd.........................    726   32,186
    Noritake Co., Ltd......................................    400   19,971
    Noritz Corp............................................    700   10,165
    North Pacific Bank, Ltd................................  8,000   23,990
    NS Solutions Corp......................................    800   23,874
    NSK, Ltd...............................................  2,900   28,652
    NTN Corp............................................... 12,000   43,892
    NTT Data Corp..........................................  2,500   32,096
    NTT DOCOMO, Inc........................................  5,700  141,353
#   NTT Urban Development Corp.............................  1,700   25,265
    Obara Group, Inc.......................................    100    3,932
    Obayashi Corp..........................................  5,200   45,907
    Obic Co., Ltd..........................................    400   36,416
    Odakyu Electric Railway Co., Ltd.......................  1,000   21,141
    Ogaki Kyoritsu Bank, Ltd. (The)........................    500   11,096
    Oita Bank, Ltd. (The)..................................    400   13,230
    Oji Holdings Corp......................................  6,000   42,607
    Okabe Co., Ltd.........................................  1,100    9,779
    Okasan Securities Group, Inc...........................  4,000   19,151
    Oki Electric Industry Co., Ltd.........................  1,800   24,637
    Okinawa Cellular Telephone Co..........................    400   14,735
    Okinawa Electric Power Co., Inc. (The).................  1,237   23,047
    OKUMA Corp.............................................    600   29,958
    Okumura Corp...........................................    600   18,936
    Okuwa Co., Ltd.........................................  1,200   12,022
    Omron Corp.............................................    400   16,194
    Onward Holdings Co., Ltd...............................  2,000   12,057
    Open House Co., Ltd....................................    400   15,810
#   Orient Corp............................................  5,100    7,978
    Oriental Land Co., Ltd.................................    400   37,629
    ORIX Corp.............................................. 10,800  175,943
    Osaka Gas Co., Ltd.....................................  1,600   29,258
    OSG Corp...............................................  1,700   35,078
    Pacific Industrial Co., Ltd............................    600    8,766
    PAL GROUP Holdings Co., Ltd............................    200    5,860
    Panasonic Corp.........................................  9,000   96,583
    Parco Co., Ltd.........................................    300    3,184
#   Park24 Co., Ltd........................................    600   15,785
    Penta-Ocean Construction Co., Ltd......................  7,000   41,879
    Pigeon Corp............................................    900   38,063
    Pilot Corp.............................................    800   44,191
    Piolax, Inc............................................    900   19,610
#*  Pioneer Corp........................................... 11,400   10,208
    Press Kogyo Co., Ltd...................................  4,000   18,288
    Pressance Corp.........................................  1,200   13,647
    Prima Meat Packers, Ltd................................  1,000   18,887
    Rakuten, Inc...........................................  6,100   41,260
    Relo Group, Inc........................................  2,000   47,133
*   Renesas Electronics Corp...............................  3,200   16,858
    Rengo Co., Ltd.........................................  4,000   34,868

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Resona Holdings, Inc................................... 5,900  $ 31,034
    Resorttrust, Inc.......................................   900    13,860
    Retail Partners Co., Ltd............................... 1,000    11,437
    Ricoh Co., Ltd......................................... 5,000    49,911
    Ricoh Leasing Co., Ltd.................................   500    16,413
    Riken Corp.............................................   400    19,144
    Rinnai Corp............................................   300    21,793
    Rohm Co., Ltd..........................................   500    35,152
    Roland DG Corp.........................................   400     8,518
    Rorze Corp............................................. 1,000    17,131
    Round One Corp.........................................   900    10,675
    Royal Holdings Co., Ltd................................   400     9,897
    Ryobi, Ltd.............................................   600    17,416
    Ryosan Co., Ltd........................................   400    11,509
    Ryoyo Electro Corp.....................................   700    10,038
    S Foods, Inc...........................................   600    24,172
    Saibu Gas Co., Ltd.....................................   600    13,362
    Saizeriya Co., Ltd.....................................   400     7,591
    Sala Corp.............................................. 1,900    10,872
#   SAMTY Co., Ltd.........................................   700     9,164
    San-A Co., Ltd.........................................   600    25,313
    San-Ai Oil Co., Ltd.................................... 2,000    21,505
*   Sanden Holdings Corp...................................   800     8,741
    San-In Godo Bank, Ltd. (The)........................... 3,000    22,762
    Sanken Electric Co., Ltd............................... 1,200    26,473
    Sanki Engineering Co., Ltd.............................   800     7,840
    Sankyu, Inc............................................   800    37,708
    Sanwa Holdings Corp.................................... 4,000    46,939
    Sanyo Chemical Industries, Ltd.........................   400    18,329
    Sanyo Denki Co., Ltd...................................   600    24,538
    Sanyo Electric Railway Co., Ltd........................   600    13,249
    Sanyo Special Steel Co., Ltd...........................   600    13,797
    Sawada Holdings Co., Ltd............................... 1,400    12,556
    SBI Holdings, Inc...................................... 2,170    56,665
    SCREEN Holdings Co., Ltd...............................   400    21,745
    SCSK Corp.............................................. 1,000    42,376
    Secom Co., Ltd.........................................   200    16,374
    Seibu Holdings, Inc.................................... 1,300    23,585
    Seiko Epson Corp....................................... 1,400    22,556
    Seiko Holdings Corp.................................... 1,200    28,789
    Seino Holdings Co., Ltd................................ 1,100    15,233
    Seiren Co., Ltd........................................   400     5,691
    Sekisui Chemical Co., Ltd.............................. 4,000    62,904
    Sekisui House, Ltd..................................... 2,700    39,628
    Sekisui Jushi Corp.....................................   700    12,703
    Senko Group Holdings Co., Ltd.......................... 5,000    38,858
    Senshu Ikeda Holdings, Inc............................. 3,000     9,219
    Seria Co., Ltd.........................................   800    26,839
    Seven & I Holdings Co., Ltd............................ 2,600   112,580
    Seven Bank, Ltd........................................ 5,200    16,251
#   Sharp Corp.............................................   300     4,605
    Shiga Bank, Ltd. (The)................................. 1,000    23,195
    Shikoku Bank, Ltd. (The)............................... 1,000    11,233
    Shikoku Electric Power Co., Inc........................ 1,900    23,848
    Shimachu Co., Ltd...................................... 1,000    26,214
    Shimamura Co., Ltd.....................................   200    16,823
    Shimano, Inc...........................................   100    13,658
    Shimizu Corp........................................... 4,000    32,469
    Shindengen Electric Manufacturing Co., Ltd.............   300    13,047

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Shin-Etsu Chemical Co., Ltd............................ 1,000  $ 83,560
    Shinko Electric Industries Co., Ltd.................... 2,300    16,013
    Shinko Plantech Co., Ltd............................... 1,300    12,113
    Shinko Shoji Co., Ltd..................................   200     2,784
#   Shinoken Group Co., Ltd................................ 1,000     8,269
    Shinsei Bank, Ltd...................................... 1,300    19,803
    Shiseido Co., Ltd......................................   700    44,167
    Shizuoka Bank, Ltd. (The).............................. 3,800    33,246
    Shizuoka Gas Co., Ltd.................................. 2,100    18,166
*   Shoko Co., Ltd.........................................   500     3,602
    Showa Corp.............................................   800    11,009
    Showa Denko K.K........................................ 3,800   165,466
    Showa Sangyo Co., Ltd..................................   900    22,540
    Showa Shell Sekiyu K.K................................. 4,800    91,614
    Siix Corp.............................................. 1,000    13,577
    SKY Perfect JSAT Holdings, Inc......................... 3,500    15,541
#   Skylark Holdings Co., Ltd.............................. 1,000    15,569
    SMC Corp...............................................   100    31,873
    SMS Co., Ltd........................................... 1,600    26,836
    Sodick Co., Ltd........................................ 1,500    11,300
    SoftBank Group Corp.................................... 2,461   194,761
    Sojitz Corp............................................ 9,100    30,603
    Sompo Holdings, Inc....................................   600    24,747
    Sony Corp.............................................. 5,200   281,407
    Sony Corp., Sponsored ADR..............................   820    44,387
    Sotetsu Holdings, Inc.................................. 1,200    36,696
    Square Enix Holdings Co., Ltd..........................   700    25,089
    St Marc Holdings Co., Ltd..............................   800    19,000
    Stanley Electric Co., Ltd.............................. 1,300    38,454
    Starts Corp., Inc...................................... 1,000    20,765
    Starzen Co., Ltd.......................................   500    20,299
    Subaru Corp............................................ 1,700    45,857
    SUMCO Corp............................................. 1,100    14,847
    Sumitomo Bakelite Co., Ltd............................. 1,000    36,107
    Sumitomo Corp.......................................... 2,500    37,917
    Sumitomo Densetsu Co., Ltd............................. 1,300    20,579
    Sumitomo Electric Industries, Ltd...................... 5,000    68,188
    Sumitomo Forestry Co., Ltd............................. 3,600    53,420
    Sumitomo Heavy Industries, Ltd......................... 1,800    56,611
    Sumitomo Metal Mining Co., Ltd......................... 1,299    40,900
    Sumitomo Mitsui Construction Co., Ltd.................. 1,620    10,163
    Sumitomo Mitsui Financial Group, Inc................... 3,764   146,552
    Sumitomo Mitsui Trust Holdings, Inc....................   900    35,760
    Sumitomo Osaka Cement Co., Ltd......................... 1,100    40,868
    Sumitomo Realty & Development Co., Ltd................. 1,000    34,360
    Sumitomo Riko Co., Ltd.................................   500     4,131
    Sumitomo Rubber Industries, Ltd........................ 2,762    39,626
    Sumitomo Seika Chemicals Co., Ltd......................   200     9,982
    Sumitomo Warehouse Co., Ltd. (The)..................... 2,000    23,448
    Sun Frontier Fudousan Co., Ltd......................... 1,200    12,248
#   Suruga Bank, Ltd....................................... 3,000    14,144
    Suzuki Motor Corp...................................... 1,400    69,813
    SWCC Showa Holdings Co., Ltd........................... 1,400     8,710
    T Hasegawa Co., Ltd....................................   300     5,327
    T&D Holdings, Inc...................................... 1,700    27,176
    Tachibana Eletech Co., Ltd.............................   800    12,145
    Tachi-S Co., Ltd....................................... 1,500    21,142
    Tadano, Ltd............................................ 1,800    19,283
    Taihei Dengyo Kaisha, Ltd..............................   600    14,138

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ -------
JAPAN -- (Continued)
    Taiheiyo Cement Corp................................... 1,900  $55,911
    Taikisha, Ltd..........................................   200    5,644
    Taisei Corp............................................   200    8,554
    Taiyo Nippon Sanso Corp................................   900   14,465
#   Taiyo Yuden Co., Ltd................................... 2,000   40,275
#   Takara Leben Co., Ltd.................................. 1,100    3,169
    Takara Standard Co., Ltd............................... 1,000   15,441
    Takasago International Corp............................   200    6,376
    Takashimaya Co., Ltd................................... 2,000   31,475
    Takeuchi Manufacturing Co., Ltd........................   900   18,614
    Tamura Corp............................................ 4,000   20,450
    TDK Corp...............................................   600   51,738
    TechnoPro Holdings, Inc................................   600   31,258
    Teijin, Ltd............................................ 4,300   74,548
    Tenma Corp.............................................   700   12,163
    THK Co., Ltd...........................................   900   19,877
    TIS, Inc...............................................   900   40,200
    Toagosei Co., Ltd...................................... 2,400   24,644
    Tobishima Corp.........................................   500    7,623
    Tobu Railway Co., Ltd..................................   600   16,688
    TOC Co., Ltd........................................... 1,900   12,944
    Tocalo Co., Ltd........................................ 1,700   14,794
    Toda Corp.............................................. 1,000    6,729
    Toei Co., Ltd..........................................   100   10,919
    Toho Bank, Ltd. (The).................................. 5,000   17,748
    Toho Gas Co., Ltd......................................   400   13,773
    Toho Zinc Co., Ltd.....................................   300    9,588
    Tohoku Electric Power Co., Inc......................... 2,400   30,323
    TOKAI Holdings Corp....................................   700    5,849
    Tokai Rika Co., Ltd....................................   900   16,411
    Tokai Tokyo Financial Holdings, Inc.................... 2,600   13,422
    Token Corp.............................................   270   17,490
    Tokio Marine Holdings, Inc............................. 1,100   51,823
    Tokushu Tokai Paper Co., Ltd...........................   300   11,577
    Tokuyama Corp.......................................... 1,600   35,779
    Tokyo Century Corp..................................... 1,300   69,775
    Tokyo Dome Corp........................................ 1,500   13,203
*   Tokyo Electric Power Co. Holdings, Inc................. 6,200   31,733
    Tokyo Electron, Ltd....................................   300   40,485
    Tokyo Gas Co., Ltd..................................... 1,000   24,593
    Tokyo Kiraboshi Financial Group, Inc................... 1,459   23,569
    Tokyo Ohka Kogyo Co., Ltd.............................. 1,100   29,461
    Tokyo Seimitsu Co., Ltd................................   700   16,833
    Tokyo Steel Manufacturing Co., Ltd..................... 1,500   11,827
    Tokyo Tatemono Co., Ltd................................ 2,700   29,039
    Tokyu Construction Co., Ltd............................ 2,100   18,996
    Tokyu Corp............................................. 1,000   16,520
    Tokyu Fudosan Holdings Corp............................ 3,900   21,974
    TOMONY Holdings, Inc................................... 3,900   15,116
    Tomy Co., Ltd.......................................... 1,400   16,286
    Topcon Corp............................................ 1,200   17,436
    Toppan Forms Co., Ltd.................................. 1,100    9,999
    Toppan Printing Co., Ltd............................... 1,500   21,206
    Topre Corp............................................. 1,400   29,134
    Topy Industries, Ltd...................................   700   18,866
    Toray Industries, Inc.................................. 6,000   42,560
#   Toridoll Holdings Corp.................................   900   15,244
    Tosei Corp............................................. 1,100   10,055
    Toshiba Machine Co., Ltd............................... 1,200   22,725

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
JAPAN -- (Continued)
    Toshiba TEC Corp.......................................    800 $ 23,864
    Tosoh Corp.............................................  5,000   65,829
    TOTO, Ltd..............................................    500   17,888
    Towa Bank, Ltd. (The)..................................    700    5,700
    Toyo Construction Co., Ltd.............................  4,400   18,019
    Toyo Ink SC Holdings Co., Ltd..........................    800   18,564
    Toyo Seikan Group Holdings, Ltd........................  1,800   36,723
    Toyo Tire & Rubber Co., Ltd............................  2,000   33,363
    Toyobo Co., Ltd........................................  1,900   27,006
    Toyoda Gosei Co., Ltd..................................  1,600   34,508
    Toyota Boshoku Corp....................................  1,100   18,346
    Toyota Industries Corp.................................    400   19,649
    Toyota Motor Corp., Sponsored ADR......................  3,466  405,695
    Toyota Motor Corp...................................... 10,906  638,884
    Toyota Tsusho Corp.....................................  2,300   83,004
    TPR Co., Ltd...........................................    300    7,307
    Trancom Co., Ltd.......................................    300   17,177
    Trend Micro, Inc.......................................    500   28,783
    Trusco Nakayama Corp...................................    600   15,139
    TS Tech Co., Ltd.......................................    400   11,512
    TSI Holdings Co., Ltd..................................  1,500   10,228
    Tsubaki Nakashima Co., Ltd.............................    800   14,713
    Tsubakimoto Chain Co...................................    600   23,038
    Tsurumi Manufacturing Co., Ltd.........................    600   10,705
    Tv Tokyo Holdings Corp.................................    500   11,524
    UACJ Corp..............................................  1,211   26,406
    Ube Industries, Ltd....................................  2,900   63,170
    Ulvac, Inc.............................................  1,300   42,338
    Unicharm Corp..........................................    800   21,703
    Unipres Corp...........................................  1,100   19,677
    United Arrows, Ltd.....................................    500   18,801
    United Super Markets Holdings, Inc.....................  1,000   10,960
    Unizo Holdings Co., Ltd................................    500    9,419
    Ushio, Inc.............................................  1,700   20,511
    USS Co., Ltd...........................................    800   14,425
    Valor Holdings Co., Ltd................................    500   10,731
    VT Holdings Co., Ltd...................................  3,900   16,273
    Wacoal Holdings Corp...................................  1,000   27,571
    Wakita & Co., Ltd......................................  1,000   10,778
    Warabeya Nichiyo Holdings Co., Ltd.....................    900   14,631
    West Holdings Corp.....................................  1,800   18,165
    West Japan Railway Co..................................    500   33,629
    Xebio Holdings Co., Ltd................................    700    9,702
    Yahoo Japan Corp.......................................  5,300   16,535
#   Yamada Denki Co., Ltd..................................  4,068   19,182
    Yamagata Bank, Ltd. (The)..............................    800   16,246
    Yamaguchi Financial Group, Inc.........................  2,000   21,058
    Yamaha Motor Co., Ltd..................................  1,300   30,745
    Yamanashi Chuo Bank, Ltd. (The)........................    800   11,431
    Yamato Kogyo Co., Ltd..................................    900   23,718
    Yamazaki Baking Co., Ltd...............................  2,600   46,865
    Yamazen Corp...........................................    200    2,189
    Yaoko Co., Ltd.........................................    400   21,877
    Yaskawa Electric Corp..................................  1,900   54,917
    Yellow Hat, Ltd........................................    100    2,459
    Yodogawa Steel Works, Ltd..............................    300    6,512
    Yokogawa Bridge Holdings Corp..........................    300    4,867
    Yokogawa Electric Corp.................................  1,600   31,414
    Yokohama Reito Co., Ltd................................  2,800   22,207

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares   Value>>
                                                            ------ -----------
JAPAN -- (Continued)
    Yokohama Rubber Co., Ltd. (The)........................  2,500 $    48,428
    Yorozu Corp............................................    700       9,869
    Yoshinoya Holdings Co., Ltd............................  1,300      21,368
    Yurtec Corp............................................  2,300      17,328
#   Zensho Holdings Co., Ltd...............................  1,300      25,213
    Zeon Corp..............................................  4,000      38,631
    ZOZO, Inc..............................................  2,100      50,387
                                                                   -----------
TOTAL JAPAN................................................         21,472,569
                                                                   -----------
NETHERLANDS -- (2.5%)
    Aalberts Industries NV.................................  2,548      93,405
    ABN AMRO Group NV......................................  2,919      71,596
#   Accell Group NV........................................    520       9,036
#   Aegon NV............................................... 12,681      77,768
    Akzo Nobel NV..........................................    504      42,318
#*  Altice Europe NV.......................................    860       2,046
*   Altice Europe NV, Class B..............................    606       1,446
#   AMG Advanced Metallurgical Group NV....................  1,751      83,310
#   Amsterdam Commodities NV...............................    391       8,187
    APERAM SA..............................................  1,086      37,085
#   Arcadis NV.............................................  1,769      23,848
#   ArcelorMittal..........................................  4,052     100,862
    ASM International NV...................................    765      32,840
    ASML Holding NV........................................    504      86,828
    ASML Holding NV........................................    154      26,543
    ASR Nederland NV.......................................  1,876      85,165
#   BE Semiconductor Industries NV.........................  1,870      39,977
    BinckBank NV...........................................  1,231       5,960
#   Boskalis Westminster...................................  1,699      48,851
    Brunel International NV................................    272       3,364
    Coca-Cola European Partners P.L.C......................  1,260      57,071
    Corbion NV.............................................  1,576      47,854
#*  Fugro NV...............................................  1,470      18,887
*   Gemalto NV.............................................    965      55,044
    GrandVision NV.........................................    688      17,350
    Hunter Douglas NV......................................     69       4,599
    ING Groep NV........................................... 10,649     125,988
    KAS Bank NV............................................     70         507
    Kendrion NV............................................    337      10,192
    Koninklijke Ahold Delhaize NV, Sponsored ADR...........  5,225     119,585
    Koninklijke Ahold Delhaize NV..........................  2,930      67,073
    Koninklijke BAM Groep NV...............................  4,256      14,621
    Koninklijke KPN NV..................................... 34,045      89,829
    Koninklijke Vopak NV...................................  1,111      50,243
    Nederland Apparatenfabriek.............................    226      10,938
    NN Group NV............................................  2,038      87,508
#   PostNL NV.............................................. 10,018      29,597
    Randstad NV............................................  1,590      79,997
    SBM Offshore NV........................................  3,768      64,924
    Signify NV.............................................  1,829      45,057
    Sligro Food Group NV...................................    627      27,791
    TKH Group NV...........................................    877      44,299
*   TomTom NV..............................................  1,851      15,459
    Unilever NV............................................  2,329     125,254
#   Unilever NV............................................    907      48,738
    Van Lanschot Kempen NV.................................    213       5,217
#   Wessanen...............................................  1,829      19,151

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
NETHERLANDS -- (Continued)
    Wolters Kluwer NV......................................  1,867 $  105,923
                                                                   ----------
TOTAL NETHERLANDS..........................................         2,269,131
                                                                   ----------
NEW ZEALAND -- (0.4%)
*   a2 Milk Co., Ltd.......................................  8,890     61,000
    Air New Zealand, Ltd................................... 11,327     20,710
    Auckland International Airport, Ltd....................  2,405     10,998
    Chorus, Ltd............................................ 10,565     32,782
    Contact Energy, Ltd....................................  2,238      8,183
*   Fletcher Building, Ltd.................................  6,278     24,867
    Fletcher Building, Ltd.................................    913      3,612
    Freightways, Ltd.......................................  2,272     10,947
    Heartland Group Holdings, Ltd.......................... 16,674     20,456
    Infratil, Ltd..........................................  5,431     12,141
    Kathmandu Holdings, Ltd................................  4,918      8,628
    Mainfreight, Ltd.......................................  1,051     19,509
    Meridian Energy, Ltd...................................    756      1,551
    New Zealand Refining Co., Ltd. (The)...................  4,103      6,311
    NZME, Ltd..............................................  1,604        683
#   Port of Tauranga, Ltd..................................  1,808      6,004
    Restaurant Brands New Zealand, Ltd.....................  2,277     12,764
    SKY Network Television, Ltd............................  3,260      4,780
    Spark New Zealand, Ltd................................. 18,634     48,125
*   Synlait Milk, Ltd......................................    816      4,644
    Tilt Renewables, Ltd...................................  2,795      4,185
    Trade Me Group, Ltd....................................  5,306     16,821
    Trustpower, Ltd........................................    203        810
    Z Energy, Ltd..........................................  6,463     25,776
                                                                   ----------
TOTAL NEW ZEALAND..........................................           366,287
                                                                   ----------
NORWAY -- (1.1%)
    ABG Sundal Collier Holding ASA......................... 16,056      9,616
*   Akastor ASA............................................  1,805      3,519
    Aker BP ASA............................................    799     26,203
*   Aker Solutions ASA.....................................    784      5,159
    Atea ASA...............................................    726      9,569
    Austevoll Seafood ASA..................................  2,794     44,903
    Bakkafrost P/F.........................................    470     26,405
    Bonheur ASA............................................    128      1,514
    Borregaard ASA.........................................  1,020      9,186
#*  BW LPG, Ltd............................................  1,956      9,229
*   BW Offshore, Ltd.......................................  2,050     13,121
    DNB ASA................................................  3,152     56,945
    DNO ASA................................................ 14,742     28,180
    Equinor ASA............................................  4,147    107,268
#   Equinor ASA, Sponsored ADR.............................  3,231     83,037
*   Frontline, Ltd.........................................    727      5,261
    Gjensidige Forsikring ASA..............................    752     11,636
    Grieg Seafood ASA......................................  1,850     26,971
*   Kongsberg Automotive ASA............................... 28,148     26,376
*   Kvaerner ASA...........................................  6,566     11,379
    Leroy Seafood Group ASA................................  4,490     41,391
*   Magnora ASA............................................    744        608
    Marine Harvest ASA.....................................  2,483     60,114
    Norsk Hydro ASA........................................  6,212     32,214
*   Norwegian Finans Holding ASA...........................    930      8,306
    Ocean Yield ASA........................................  1,311      9,943
*   Odfjell Drilling, Ltd..................................  3,541     12,940

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares   Value>>
                                                            ------- ----------
NORWAY -- (Continued)
    Olav Thon Eiendomsselskap ASA..........................     565 $    9,801
    Orkla ASA..............................................     943      8,137
*   Otello Corp. ASA.......................................   2,677      4,494
*   Petroleum Geo-Services ASA.............................   6,042     18,779
*   Prosafe SE.............................................     108        318
#*  Protector Forsikring ASA...............................   1,652      7,625
#*  REC Silicon ASA........................................  23,233      1,658
    Salmar ASA.............................................     616     32,516
#   Scatec Solar ASA.......................................   3,631     24,709
    SpareBank 1 SR-Bank ASA................................   1,340     14,896
    Spectrum ASA...........................................   1,520     10,031
    Stolt-Nielsen, Ltd.....................................     218      2,927
    Storebrand ASA.........................................   4,843     40,249
#   Subsea 7 SA............................................   1,455     18,262
    Telenor ASA............................................     923     16,924
    TGS NOPEC Geophysical Co. ASA..........................   1,477     49,339
    Tomra Systems ASA......................................   2,200     54,498
#   Veidekke ASA...........................................   1,440     15,025
    Yara International ASA.................................     271     11,638
                                                                    ----------
TOTAL NORWAY...............................................          1,022,819
                                                                    ----------
PORTUGAL -- (0.3%)
    Altri SGPS SA..........................................   1,799     15,766
*   Banco Comercial Portugues SA........................... 168,593     45,349
#   CTT-Correios de Portugal SA............................   1,806      6,926
    EDP--Energias de Portugal SA...........................   2,923     10,269
    EDP Renovaveis SA......................................   2,380     21,381
    Galp Energia SGPS SA...................................   4,613     80,212
    Jeronimo Martins SGPS SA...............................   2,262     27,764
*   Mota-Engil SGPS SA.....................................   2,737      5,420
    Navigator Co. SA (The).................................   3,368     16,762
    NOS SGPS SA............................................   4,925     27,626
    REN--Redes Energeticas Nacionais SGPS SA...............   4,479     11,926
    Semapa-Sociedade de Investimento e Gestao..............     519      9,899
    Sonae SGPS SA..........................................  13,955     13,943
                                                                    ----------
TOTAL PORTUGAL.............................................            293,243
                                                                    ----------
SINGAPORE -- (1.0%)
    Accordia Golf Trust....................................  12,600      4,503
    Boustead Projects, Ltd.................................   4,800      2,825
    Boustead Singapore, Ltd................................  16,000      9,028
    Bukit Sembawang Estates, Ltd...........................   1,400      5,406
    CapitaLand, Ltd........................................  14,000     31,801
    CITIC Envirotech, Ltd..................................  26,100      7,555
    City Developments, Ltd.................................   2,200     12,573
    ComfortDelGro Corp., Ltd...............................  20,000     32,565
    DBS Group Holdings, Ltd................................   1,000     16,967
    Delfi, Ltd.............................................   3,000      2,768
*   Ezion Holdings, Ltd....................................  31,824      1,289
#*  Ezra Holdings, Ltd..................................... 104,356        792
    First Resources, Ltd...................................  12,000     13,684
    Golden Agri-Resources, Ltd............................. 150,100     27,674
    GuocoLand, Ltd.........................................   6,400      7,720
    Hong Leong Finance, Ltd................................  10,800     19,732
    Hongkong Land Holdings, Ltd............................   3,100     18,358
    Hutchison Port Holdings Trust..........................  90,600     22,287
*   Hyflux, Ltd............................................  14,000        140
    Indofood Agri Resources, Ltd...........................   6,000        867

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
SINGAPORE -- (Continued)
    Jardine Cycle & Carriage, Ltd..........................    400 $  8,760
    Keppel Corp., Ltd......................................  5,700   25,539
    Keppel Infrastructure Trust............................ 18,264    6,070
    M1, Ltd................................................  7,000   10,662
    Metro Holdings, Ltd.................................... 13,100   10,135
*   Midas Holdings, Ltd.................................... 30,000    1,559
    Olam International, Ltd................................  8,400   10,924
    OUE, Ltd...............................................  5,000    5,061
    Oversea-Chinese Banking Corp., Ltd..................... 12,264   95,272
*   Raffles Education Corp., Ltd...........................  7,965      864
    SATS, Ltd..............................................  6,278   22,594
    Sembcorp Industries, Ltd............................... 23,400   47,773
    SIIC Environment Holdings, Ltd......................... 33,700    6,564
    Sinarmas Land, Ltd..................................... 33,000    6,100
    Singapore Airlines, Ltd................................  6,700   45,929
    Singapore Exchange, Ltd................................  6,000   29,681
    Singapore Post, Ltd.................................... 14,000   10,540
    Singapore Technologies Engineering, Ltd................  9,000   23,095
    Singapore Telecommunications, Ltd...................... 22,000   50,252
    Stamford Land Corp., Ltd...............................  9,000    3,189
    StarHub, Ltd...........................................  4,400    5,979
*   Swiber Holdings, Ltd...................................  2,249       33
    United Engineers, Ltd.................................. 12,000   22,800
    United Industrial Corp., Ltd...........................  4,900    9,912
    United Overseas Bank, Ltd..............................  6,529  115,436
    UOL Group, Ltd.........................................  4,389   19,117
    Venture Corp., Ltd.....................................  4,700   52,030
    Wheelock Properties Singapore, Ltd.....................  8,800   13,342
    Wilmar International, Ltd..............................  8,800   20,102
    Wing Tai Holdings, Ltd................................. 10,000   13,937
    Yeo Hiap Seng, Ltd.....................................  1,767    1,257
                                                                   --------
TOTAL SINGAPORE............................................         933,042
                                                                   --------
SOUTH AFRICA -- (0.0%)
    Nedbank Group, Ltd.....................................    559    9,450
    Old Mutual, Ltd........................................ 17,414   26,253
                                                                   --------
TOTAL SOUTH AFRICA.........................................          35,703
                                                                   --------
SPAIN -- (2.5%)
    Acciona SA.............................................    648   54,660
    Acerinox SA............................................  3,789   42,338
    ACS Actividades de Construccion y Servicios SA.........  1,402   52,484
    Aena SME SA............................................     20    3,196
    Amadeus IT Group SA....................................  1,683  135,523
    Applus Services SA.....................................  2,420   32,900
    Atresmedia Corp. de Medios de Comunicacion SA..........  1,085    6,111
    Banco Bilbao Vizcaya Argentaria SA.....................  9,018   49,771
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR...... 16,378   89,587
    Banco de Sabadell SA................................... 54,691   72,007
    Banco Santander SA..................................... 37,244  177,204
#   Banco Santander SA, Sponsored ADR...................... 11,210   53,586
    Bankia SA.............................................. 11,859   37,250
    Bankinter SA...........................................  3,572   29,265
    Bolsas y Mercados Espanoles SHMSF SA...................  1,498   44,312
    Cellnex Telecom SA.....................................  1,796   44,678
    CIE Automotive SA......................................    590   15,615
    Construcciones y Auxiliar de Ferrocarriles SA..........    520   19,521
    Distribuidora Internacional de Alimentacion SA.........  8,452    6,373

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
SPAIN -- (Continued)
*   Duro Felguera SA....................................... 88,101 $    1,188
    Elecnor SA.............................................    157      1,990
    Enagas SA..............................................  4,233    112,231
    Ence Energia y Celulosa SA.............................  3,405     28,601
    Endesa SA..............................................  1,354     28,311
    Euskaltel SA...........................................    433      3,625
*   Global Dominion Access SA..............................    388      2,070
    Grupo Catalana Occidente SA............................    251     10,368
    Iberdrola S.A.......................................... 34,438    243,680
*   Indra Sistemas SA......................................  2,805     27,723
    Industria de Diseno Textil SA..........................  1,738     48,985
*   Liberbank SA........................................... 40,963     19,168
    Mapfre SA.............................................. 19,733     58,966
    Mediaset Espana Comunicacion SA........................  4,163     28,308
    Melia Hotels International SA..........................    953      9,793
    Miquel y Costas & Miquel SA............................    303      9,948
    Naturgy Energy Group SA................................  3,433     84,375
    Obrascon Huarte Lain SA................................  2,259      2,579
    Papeles y Cartones de Europa SA........................  1,668     31,564
#*  Promotora de Informaciones SA, Class A.................  6,054     10,993
    Prosegur Cia de Seguridad SA...........................  4,708     26,147
    Red Electrica Corp. SA.................................  2,668     55,245
    Repsol SA, Sponsored ADR...............................  2,078     37,063
    Repsol SA..............................................  5,286     94,462
    Sacyr S.A..............................................  7,943     19,173
    Telefonica SA, Sponsored ADR........................... 12,139     99,661
    Telefonica SA..........................................  6,588     54,042
    Telepizza Group SA.....................................  3,863     20,046
    Vidrala SA.............................................    390     32,350
    Viscofan SA............................................    735     43,965
    Zardoya Otis SA........................................  3,054     20,904
                                                                   ----------
TOTAL SPAIN................................................         2,233,905
                                                                   ----------
SWEDEN -- (2.8%)
    AAK AB.................................................  3,400     51,249
    AF AB, Class B.........................................  1,570     33,672
    Ahlsell AB.............................................  4,304     21,784
    Alfa Laval AB..........................................  2,007     51,209
#   Alimak Group AB........................................    583      8,206
    Atlas Copco AB, Class A................................  1,384     34,215
    Atlas Copco AB, Class B................................    777     17,796
#   Avanza Bank Holding AB.................................    446     23,849
    Axfood AB..............................................  1,400     24,975
    Beijer Alma AB.........................................    762     11,493
    Bilia AB, Class A......................................  3,116     29,186
#   BillerudKorsnas AB.....................................  4,342     51,433
    Boliden AB.............................................  4,049     92,466
    Bonava AB, Class B.....................................  1,600     18,072
    Bure Equity AB.........................................    991     12,901
#   Byggmax Group AB.......................................  1,675      6,830
#   Clas Ohlson AB, Class B................................    566      4,757
    Cloetta AB, Class B....................................  2,007      6,050
    Com Hem Holding AB.....................................  4,412     68,834
    Concentric AB..........................................  1,052     14,117
    Dios Fastigheter AB....................................    310      1,867
    Dometic Group AB.......................................  3,344     23,354
    Duni AB................................................    892     10,008
#   Dustin Group AB........................................  1,281     10,275
    Electrolux AB..........................................  1,570     32,624

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ -------
SWEDEN -- (Continued)
*   Epiroc AB, Class A.....................................  1,384 $12,146
*   Epiroc AB, Class B.....................................    777   6,393
    Essity AB, Class B.....................................  1,454  33,182
    Fabege AB..............................................  1,286  16,421
*   Fastighets AB Balder, Class B .........................    476  11,938
#*  Fingerprint Cards AB, Class B.......................... 19,515  24,123
    Granges AB.............................................    741   7,834
    Haldex AB..............................................  1,007   8,518
    Hemfosa Fastigheter AB.................................  2,030  25,079
#   Hennes & Mauritz AB, Class B...........................  1,312  23,174
    Hexagon AB, Class B....................................    547  26,772
    Hexpol AB..............................................  4,840  44,790
    HIQ International AB...................................  1,637   9,200
#   Hoist Finance AB.......................................  1,598  12,815
    Holmen AB, Class B.....................................  1,070  24,496
    Hufvudstaden AB, Class A...............................  1,387  20,505
    Husqvarna AB, Class B..................................  2,318  17,490
#   ICA Gruppen AB.........................................    746  26,393
    Indutrade AB...........................................  2,102  50,455
#   Intrum AB..............................................    841  21,451
    Inwido AB..............................................    856   5,705
#   JM AB..................................................  1,200  22,762
    KappAhl AB.............................................  3,182   9,121
    KNOW IT AB.............................................    721  14,022
    Kungsleden AB..........................................  1,484  10,373
    Lindab International AB................................  1,863  13,017
    Loomis AB, Class B.....................................  1,629  50,368
    Lundin Petroleum AB....................................  1,699  51,691
    Mekonomen AB...........................................    827   9,687
    Millicom International Cellular SA.....................    674  38,035
    Momentum Group AB, Class B.............................    600   6,023
    Nibe Industrier AB, Class B............................  2,924  30,518
    Nobia AB...............................................  4,200  26,716
    Nobina AB..............................................  1,910  12,745
    Nordea Bank Abp........................................  6,382  55,465
    Oriflame Holding AG....................................    539  12,724
    Pandox AB..............................................    777  13,274
    Peab AB................................................  4,058  35,721
    Proact IT Group AB.....................................    475   9,126
    Ratos AB, Class B......................................  5,280  14,260
#   Saab AB, Class B.......................................    657  25,758
    Sandvik AB.............................................  2,872  45,403
*   SAS AB.................................................  5,188  11,714
    Scandi Standard AB.....................................  1,287   7,889
    Scandic Hotels Group AB................................  1,015   9,278
    Securitas AB, Class B..................................  3,673  62,950
    Skandinaviska Enskilda Banken AB, Class A..............  6,757  69,924
    Skanska AB, Class B....................................    951  14,949
    SKF AB, Class A........................................    582   9,292
    SKF AB, Class B........................................  2,766  44,345
    SkiStar AB.............................................    883  23,012
    SSAB AB, Class A.......................................  2,385   9,522
    SSAB AB, Class B.......................................  3,408  11,034
    SSAB AB, Class B.......................................  3,972  12,881
    Svenska Cellulosa AB SCA, Class B......................  2,928  27,680
    Svenska Handelsbanken AB, Class A......................  5,308  57,697
    Sweco AB, Class B......................................    833  18,782
    Swedbank AB, Class A...................................  3,726  83,815
    Systemair AB...........................................    603   6,376

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
SWEDEN -- (Continued)
    Tele2 AB, Class B......................................  4,251 $   48,271
    Telefonaktiebolaget LM Ericsson, Class B...............  6,876     59,868
    Telia Co. AB........................................... 25,204    113,456
    Thule Group AB.........................................    798     15,801
    Trelleborg AB, Class B.................................  1,617     29,175
    Volvo AB, Class A......................................  1,258     18,838
    Volvo AB, Class B......................................  8,211    122,624
    Wihlborgs Fastigheter AB...............................    988     11,147
                                                                   ----------
TOTAL SWEDEN...............................................         2,497,231
                                                                   ----------
SWITZERLAND -- (5.1%)
    ABB, Ltd., Sponsored ADR...............................  4,791     96,107
    ABB, Ltd...............................................  2,205     44,368
    Adecco Group AG........................................  1,762     86,285
    Allreal Holding AG.....................................    284     43,566
*   Alpiq Holding AG.......................................    120     10,126
    ALSO Holding AG........................................     82      9,294
    APG SGA SA.............................................     44     15,496
*   Arbonia AG.............................................  1,332     16,709
#*  Aryzta AG..............................................  1,396     13,020
#   Autoneum Holding AG....................................    124     23,967
    Baloise Holding AG.....................................    533     76,183
    Banque Cantonale de Geneve.............................     80     15,448
    Banque Cantonale Vaudoise..............................     49     36,623
    Barry Callebaut AG.....................................     23     44,955
    Belimo Holding AG......................................      7     31,307
    Bell Food Group AG.....................................     28      8,780
    Berner Kantonalbank AG.................................    107     22,514
    BKW AG.................................................     88      5,582
    Bobst Group SA.........................................    277     20,938
    Bossard Holding AG, Class A............................     88     14,348
    Bucher Industries AG...................................    173     47,712
    Burckhardt Compression Holding AG......................     52     17,231
#   Burkhalter Holding AG..................................    152     11,872
    Cembra Money Bank AG...................................    458     38,411
    Cie Financiere Richemont SA............................    843     61,615
    Clariant AG............................................  4,658    100,393
    Conzzeta AG............................................     28     25,038
    Credit Suisse Group AG.................................  6,936     90,679
    Daetwyler Holding AG...................................    119     18,066
    DKSH Holding AG........................................    628     42,340
#   dormakaba Holding AG...................................     37     26,693
#   Dufry AG...............................................    469     52,847
    EFG International AG...................................  2,748     19,384
    Emmi AG................................................     98     71,230
    Energiedienst Holding AG...............................    604     17,686
    Flughafen Zurich AG....................................    408     80,634
    GAM Holding AG.........................................  2,686     15,598
    Geberit AG.............................................    140     54,815
    Georg Fischer AG.......................................    106     98,617
    Givaudan SA............................................     34     82,413
    Gurit Holding AG.......................................     16     14,527
    Helvetia Holding AG....................................     86     52,677
#   Hiag Immobilien Holding AG.............................    109     12,865
#   HOCHDORF Holding AG....................................     20      3,050
    Huber & Suhner AG......................................    335     22,931
    Implenia AG............................................    444     24,682
    Inficon Holding AG.....................................     39     18,705
    Interroll Holding AG...................................     14     25,901

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------ ----------
SWITZERLAND -- (Continued)
    Intershop Holding AG...................................      2 $      983
    Julius Baer Group, Ltd.................................  1,670     76,160
    Jungfraubahn Holding AG................................     81     10,654
    Kardex AG..............................................    238     30,938
    Komax Holding AG.......................................     24      6,574
#   Kudelski SA............................................  1,164      8,194
    Kuehne + Nagel International AG........................    283     39,333
    LafargeHolcim, Ltd.....................................  1,397     64,696
    LEM Holding SA.........................................      9     10,287
    Liechtensteinische Landesbank AG.......................    293     18,906
    Logitech International SA..............................  2,432     90,043
    Luzerner Kantonalbank AG...............................     63     31,590
    Mobimo Holding AG......................................    147     32,734
    Nestle SA..............................................  9,241    780,154
    OC Oerlikon Corp. AG...................................  3,349     39,857
#   Orell Fuessli Holding AG...............................     31      2,966
    Orior AG...............................................    137     12,101
#   Panalpina Welttransport Holding AG.....................    238     29,084
    Partners Group Holding AG..............................    160    113,913
    PSP Swiss Property AG..................................    323     31,165
    Rieter Holding AG......................................     89     12,015
    Schindler Holding AG...................................    128     26,580
*   Schmolz + Bickenbach AG................................  7,007      5,144
    Schweiter Technologies AG..............................     27     30,533
    SFS Group AG...........................................    308     30,213
    SGS SA.................................................     15     35,626
    Sika AG................................................    900    115,400
    St Galler Kantonalbank AG..............................     45     22,158
    Sulzer AG..............................................    292     29,309
    Sunrise Communications Group AG........................    648     57,038
    Swatch Group AG (The)..................................    222     74,986
    Swatch Group AG (The)..................................    471     31,440
    Swiss Life Holding AG..................................    166     62,618
    Swiss Prime Site AG....................................    744     60,371
    Swiss Re AG............................................  1,100     99,256
    Swisscom AG............................................    214     97,987
    Tamedia AG.............................................     78      9,176
    Temenos AG.............................................    848    116,547
#   u-blox Holding AG......................................    187     23,432
#*  UBS Group AG........................................... 12,169    169,149
    Valiant Holding AG.....................................    314     35,457
    Valora Holding AG......................................     99     24,766
    Vaudoise Assurances Holding SA.........................     16      8,040
    Vetropack Holding AG...................................      1      2,289
    Vontobel Holding AG....................................    667     41,384
    Zehnder Group AG.......................................    304     12,163
#   Zug Estates Holding AG, Class B........................     10     16,926
    Zuger Kantonalbank AG..................................      2     11,556
    Zurich Insurance Group AG..............................    487    151,204
                                                                   ----------
TOTAL SWITZERLAND..........................................         4,627,323
                                                                   ----------
UNITED KINGDOM -- (15.2%)
    3i Group P.L.C.........................................  7,576     84,831
    A.G. Barr P.L.C........................................  1,445     14,107
    AA P.L.C............................................... 14,668     18,747
*   Acacia Mining P.L.C....................................  3,666      7,170
    Admiral Group P.L.C....................................  1,927     49,535
    Aggreko P.L.C..........................................  5,691     62,372
    Anglo American P.L.C................................... 13,066    278,873

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    Anglo Pacific Group P.L.C..............................  3,296 $  5,483
    Antofagasta P.L.C......................................  3,458   34,615
    Ashmore Group P.L.C.................................... 10,342   46,480
    Ashtead Group P.L.C....................................  6,926  170,981
    Associated British Foods P.L.C.........................  1,421   43,322
    Auto Trader Group P.L.C................................  8,681   45,361
    AVEVA Group P.L.C......................................    701   23,449
    Aviva P.L.C............................................ 20,460  111,813
    B&M European Value Retail SA........................... 12,292   65,409
    Babcock International Group P.L.C......................  8,695   67,805
    BAE Systems P.L.C...................................... 15,206  101,961
    Balfour Beatty P.L.C...................................  1,823    6,124
    Bank of Georgia Group P.L.C............................    560   11,175
    Barclays P.L.C., Sponsored ADR......................... 10,900   95,811
    Barclays P.L.C.........................................  7,241   15,954
    Barratt Developments P.L.C............................. 13,273   87,057
    BBA Aviation P.L.C..................................... 15,420   47,287
    Beazley P.L.C..........................................  5,103   34,263
    Bellway P.L.C..........................................  2,547   93,418
    Berkeley Group Holdings P.L.C. (The)...................  2,385  106,593
    BHP Billiton P.L.C.....................................  3,981   79,416
    BHP Billiton P.L.C., ADR...............................  7,196  289,639
    Bodycote P.L.C.........................................  4,401   44,693
    Bovis Homes Group P.L.C................................  2,356   29,120
    BP P.L.C., Sponsored ADR............................... 14,566  631,720
    BP P.L.C...............................................  1,706   12,324
    Brewin Dolphin Holdings P.L.C..........................  8,248   34,656
    Britvic P.L.C..........................................  5,064   51,124
#   BT Group P.L.C., Sponsored ADR.........................  4,610   70,256
    BT Group P.L.C.........................................  6,102   18,684
    Bunzl P.L.C............................................  1,565   46,167
    Burberry Group P.L.C...................................  3,063   70,876
*   Cairn Energy P.L.C..................................... 14,948   37,538
*   Capita P.L.C...........................................  9,867   16,161
    Capital & Counties Properties P.L.C....................  5,603   17,877
    Card Factory P.L.C.....................................  1,725    4,062
    Carnival P.L.C., ADR...................................    300   16,653
    Centamin P.L.C......................................... 14,671   18,631
    Centrica P.L.C......................................... 42,830   80,447
    Chemring Group P.L.C...................................  4,046    9,431
    Chesnara P.L.C.........................................  4,020   17,660
    Cineworld Group P.L.C..................................  9,801   36,844
    Clarkson P.L.C.........................................    149    4,525
    Close Brothers Group P.L.C.............................  2,370   44,514
    CLS Holdings P.L.C.....................................  3,401    9,434
*   Cobham P.L.C........................................... 20,849   28,619
    Coca-Cola HBC AG.......................................  1,377   40,675
    Compass Group P.L.C....................................  3,990   78,479
    Computacenter P.L.C....................................  2,315   32,488
    Connect Group P.L.C....................................  3,718    1,619
    Cranswick P.L.C........................................    855   31,566
    Crest Nicholson Holdings P.L.C.........................  2,618   11,389
    Croda International P.L.C..............................  1,349   83,078
    CYBG P.L.C............................................. 18,514   63,612
    Daejan Holdings P.L.C..................................     48    3,599
    Dairy Crest Group P.L.C................................  3,431   20,935
    DCC P.L.C..............................................  1,074   92,053
    De La Rue P.L.C........................................  2,442   14,978
    Debenhams P.L.C........................................ 22,081    2,517

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    Devro P.L.C............................................  5,357 $ 11,238
    Dignity P.L.C..........................................    639    8,137
    Direct Line Insurance Group P.L.C...................... 24,747  103,994
    Dixons Carphone P.L.C.................................. 22,770   49,229
    Domino's Pizza Group P.L.C.............................  5,847   21,153
    Drax Group P.L.C.......................................  8,993   46,064
    DS Smith P.L.C......................................... 22,807  114,436
    Dunelm Group P.L.C.....................................    996    7,590
    easyJet P.L.C..........................................  1,801   27,592
*   EI Group P.L.C.........................................  8,728   18,537
    Electrocomponents P.L.C................................  6,138   48,597
*   EnQuest P.L.C.......................................... 46,020   15,958
    Entertainment One, Ltd.................................  2,627   13,732
    Essentra P.L.C.........................................  2,955   14,404
    esure Group P.L.C......................................  3,044   10,830
    Euromoney Institutional Investor P.L.C.................    183    2,966
    Evraz P.L.C............................................ 10,158   70,382
    Experian P.L.C.........................................  4,958  114,030
    Ferguson P.L.C.........................................  1,249   84,186
    Ferguson P.L.C., ADR...................................  2,541   16,887
    Ferrexpo P.L.C.........................................  4,390   11,687
*   Findel P.L.C...........................................    841    2,691
*   Firstgroup P.L.C....................................... 31,411   34,151
    Fresnillo P.L.C........................................    915    9,922
    G4S P.L.C.............................................. 29,487   80,923
    Galliford Try P.L.C....................................  2,575   28,687
*   Gem Diamonds, Ltd......................................  2,700    3,591
*   Georgia Capital P.L.C..................................    560    8,368
    Glencore P.L.C......................................... 32,650  132,874
    Go-Ahead Group P.L.C. (The)............................  1,172   23,042
    Grafton Group P.L.C....................................  2,940   27,160
    Grainger P.L.C.........................................  3,196   11,042
    Greencore Group P.L.C..................................  4,720   11,424
    Greene King P.L.C......................................  6,319   38,890
    Greggs P.L.C...........................................  3,028   44,903
*   Gulf Keystone Petroleum, Ltd...........................  6,246   17,736
    Halfords Group P.L.C...................................  7,465   29,342
    Hargreaves Lansdown P.L.C..............................  1,126   26,844
    Hays P.L.C............................................. 32,910   68,918
    Helical P.L.C..........................................  3,459   13,700
    Henry Boot P.L.C.......................................  3,180   10,742
    Hill & Smith Holdings P.L.C............................  3,928   49,665
    Hilton Food Group P.L.C................................  1,352   15,928
    Hiscox, Ltd............................................  1,034   21,481
    HomeServe P.L.C........................................  6,343   77,000
    Howden Joinery Group P.L.C............................. 13,731   82,217
    HSBC Holdings P.L.C.................................... 20,768  170,912
    HSBC Holdings P.L.C., Sponsored ADR....................  7,435  305,504
*   Hunting P.L.C..........................................  2,655   22,781
    Ibstock P.L.C..........................................  5,907   16,935
    IG Group Holdings P.L.C................................  9,898   76,414
    IMI P.L.C..............................................  5,829   73,908
    Inchcape P.L.C.........................................  9,922   68,528
    Informa P.L.C..........................................  1,469   13,405
    Inmarsat P.L.C.........................................  7,436   43,244
    InterContinental Hotels Group P.L.C., ADR..............    698   37,524
    Intermediate Capital Group P.L.C.......................  1,744   21,182
    International Consolidated Airlines Group SA...........  5,670   43,713
    International Personal Finance P.L.C...................  3,288    7,493

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares  Value>>
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Intertek Group P.L.C...................................   1,363 $ 81,666
    Investec P.L.C.........................................   7,711   47,674
*   IP Group P.L.C.........................................  12,882   17,590
    ITE Group P.L.C........................................   2,142    1,557
    ITV P.L.C..............................................  22,994   43,649
    IWG P.L.C..............................................  13,221   38,800
    J D Wetherspoon P.L.C..................................   1,890   29,834
    J Sainsbury P.L.C......................................  10,953   43,517
    James Fisher & Sons P.L.C..............................   1,237   26,773
    Jardine Lloyd Thompson Group P.L.C.....................   1,972   47,519
    JD Sports Fashion P.L.C................................   9,780   50,971
    John Laing Group P.L.C.................................   2,310    9,192
    John Menzies P.L.C.....................................     365    2,428
    John Wood Group P.L.C..................................   8,253   75,218
    Johnson Matthey P.L.C..................................   1,443   54,710
    Jupiter Fund Management P.L.C..........................   8,640   37,187
    Just Group P.L.C.......................................   6,408    7,263
    KAZ Minerals P.L.C.....................................   3,030   20,006
    KCOM Group P.L.C.......................................   8,494   10,004
    Keller Group P.L.C.....................................   1,520   12,571
    Kin and Carta P.L.C....................................     388      472
    Kingfisher P.L.C.......................................  12,801   41,567
*   Lamprell P.L.C.........................................   3,344    2,693
    Lancashire Holdings, Ltd...............................   4,320   32,568
    Legal & General Group P.L.C............................  36,597  117,435
*   Liberty Global P.L.C., Class A.........................     574   14,711
*   Liberty Global P.L.C., Class C.........................   1,591   39,832
    Lloyds Banking Group P.L.C............................. 270,460  197,365
    London Stock Exchange Group P.L.C......................   2,289  126,139
    Lookers P.L.C..........................................   4,741    5,792
    Low & Bonar P.L.C......................................   7,100    2,825
    LSL Property Services P.L.C............................   2,985    9,536
    Man Group P.L.C........................................  29,518   58,567
    Marks & Spencer Group P.L.C............................  21,854   82,656
    Marshalls P.L.C........................................   2,962   16,301
    McBride P.L.C..........................................   5,164    8,349
    Mears Group P.L.C......................................   3,694   16,756
    Meggitt P.L.C..........................................  13,928   94,231
    Melrose Industries P.L.C...............................  43,491   93,619
    Merlin Entertainments P.L.C............................  10,177   42,029
    Micro Focus International P.L.C........................   1,863   28,881
    Millennium & Copthorne Hotels P.L.C....................   3,327   20,154
    Mitchells & Butlers P.L.C..............................   4,465   14,804
    Mitie Group P.L.C......................................  12,872   23,911
    Mondi P.L.C............................................   2,468   58,119
    Moneysupermarket.com Group P.L.C.......................   4,756   17,828
    Morgan Advanced Materials P.L.C........................   9,000   31,688
    Morgan Sindall Group P.L.C.............................     286    4,335
    N Brown Group P.L.C....................................   2,652    4,611
    National Express Group P.L.C...........................  13,863   70,835
    National Grid P.L.C., Sponsored ADR....................     540   28,872
    NEX Group P.L.C........................................   6,380   92,528
    Next P.L.C.............................................     517   34,346
    Northgate P.L.C........................................   3,835   18,470
*   Ocado Group P.L.C......................................   1,856   20,258
    OneSavings Bank P.L.C..................................   2,415   11,504
*   Ophir Energy P.L.C.....................................  10,657    5,613
    Pagegroup P.L.C........................................   4,900   31,409
    Paragon Banking Group P.L.C............................   5,340   29,020

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares Value>>
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    PayPoint P.L.C.........................................    593 $  5,986
    Pearson P.L.C..........................................  3,198   36,738
    Pendragon P.L.C........................................ 30,527   10,500
    Pennon Group P.L.C.....................................  6,078   57,902
    Persimmon P.L.C........................................  4,185  122,483
*   Petra Diamonds, Ltd....................................  6,669    3,341
    Petrofac, Ltd..........................................  3,167   23,289
*   Petropavlovsk P.L.C....................................  3,187      270
    Pets at Home Group P.L.C...............................  4,424    6,213
    Phoenix Group Holdings.................................  9,888   76,001
    Photo-Me International P.L.C...........................  3,031    4,286
    Polypipe Group P.L.C...................................  2,040    9,656
*   Premier Foods P.L.C.................................... 16,950    8,251
*   Premier Oil P.L.C...................................... 13,691   18,782
    Prudential P.L.C., ADR.................................  1,067   42,499
    Prudential P.L.C.......................................  1,772   35,482
    PZ Cussons P.L.C.......................................  2,944    8,215
    QinetiQ Group P.L.C.................................... 15,195   53,823
    Quilter P.L.C..........................................  6,139    9,082
    Reach P.L.C............................................  7,656    6,611
    Redrow P.L.C...........................................  6,636   44,806
    RELX P.L.C., Sponsored ADR.............................  5,728  112,619
    RELX P.L.C.............................................  1,825   36,092
    RELX P.L.C.............................................  3,695   73,114
    Renishaw P.L.C.........................................    508   27,298
    Rentokil Initial P.L.C................................. 18,513   74,656
    Restaurant Group P.L.C. (The)..........................  2,777    8,529
    Ricardo P.L.C..........................................     61      554
    Rightmove P.L.C........................................ 16,450   94,959
    Rio Tinto P.L.C........................................    948   46,026
    Rio Tinto P.L.C., Sponsored ADR........................  8,120  400,235
    Rolls-Royce Holdings P.L.C............................. 14,667  157,292
    Rotork P.L.C........................................... 15,220   58,279
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR.....  6,300   38,430
    Royal Dutch Shell P.L.C., Class A......................  8,812  280,739
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......  4,766  301,164
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......  2,164  142,196
    Royal Dutch Shell P.L.C., Class B......................  5,560  181,330
    Royal Mail P.L.C.......................................  9,754   44,780
    RPC Group P.L.C........................................  7,827   76,288
    RSA Insurance Group P.L.C..............................  4,624   33,253
    Saga P.L.C............................................. 14,157   21,557
    Sage Group P.L.C. (The)................................  5,704   39,659
    Savills P.L.C..........................................  3,502   32,412
    Schroders P.L.C........................................    817   27,960
    Schroders P.L.C........................................    320    9,134
    SDL P.L.C..............................................    155      908
    Senior P.L.C...........................................  9,084   31,639
    Severfield P.L.C....................................... 12,400   11,042
    Severn Trent P.L.C.....................................  1,351   32,106
    SIG P.L.C..............................................  1,282    1,836
    Soco International P.L.C...............................  5,498    5,895
    Spectris P.L.C.........................................  3,001   82,107
    Speedy Hire P.L.C...................................... 20,261   14,556
    Spirax-Sarco Engineering P.L.C.........................  1,231  101,666
    Spirent Communications P.L.C...........................  5,973    9,019
*   Sports Direct International P.L.C......................  1,936    8,070
    SSE P.L.C..............................................  6,910  100,716
    SSP Group P.L.C........................................  5,031   42,896

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            Shares    Value>>
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    St James's Place P.L.C.................................   5,100 $    65,909
    St. Modwen Properties P.L.C............................   7,361      35,139
    Stagecoach Group P.L.C.................................   7,817      15,284
    Standard Chartered P.L.C...............................   8,996      63,050
    Standard Life Aberdeen P.L.C...........................  10,913      37,692
    Superdry P.L.C.........................................     668       6,892
    Synthomer P.L.C........................................   9,204      52,208
    TalkTalk Telecom Group P.L.C...........................  10,144      15,513
    Tate & Lyle P.L.C......................................  10,169      87,434
    Taylor Wimpey P.L.C....................................  62,476     128,640
    Telecom Plus P.L.C.....................................   1,128      17,602
    Tesco P.L.C............................................  75,212     204,835
    Thomas Cook Group P.L.C................................  25,906      14,900
    Topps Tiles P.L.C......................................   4,341       3,479
    TP ICAP P.L.C..........................................   8,222      30,460
    Travis Perkins P.L.C...................................   3,766      53,190
    TT Electronics P.L.C...................................   1,604       4,377
    TUI AG.................................................   2,234      37,058
*   Tullow Oil P.L.C.......................................  20,333      58,336
    U & I Group P.L.C......................................   4,546      13,305
    Ultra Electronics Holdings P.L.C.......................   1,481      27,223
    Unilever P.L.C., Sponsored ADR.........................   4,082     216,264
    United Utilities Group P.L.C...........................   2,092      19,386
    Urban & Civic P.L.C....................................   2,611       9,855
    Vesuvius P.L.C.........................................   5,161      35,807
    Vodafone Group P.L.C...................................  42,875      80,629
    Vodafone Group P.L.C., Sponsored ADR...................   9,842     186,316
    WH Smith P.L.C.........................................   2,310      57,420
    Whitbread P.L.C........................................   1,256      70,622
    Wm Morrison Supermarkets P.L.C.........................  18,895      59,863
    WPP P.L.C., Sponsored ADR..............................     717      40,446
    WPP P.L.C..............................................   2,547      28,821
                                                                    -----------
TOTAL UNITED KINGDOM.......................................          13,844,408
                                                                    -----------
TOTAL COMMON STOCKS........................................          86,386,363
                                                                    -----------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Bayerische Motoren Werke AG............................     389      29,298
    Fuchs Petrolub SE......................................     614      28,422
    Henkel AG & Co. KGaA...................................     163      17,808
    Jungheinrich AG........................................     885      29,322
    Porsche Automobil Holding SE...........................   1,307      83,119
    Sixt SE................................................     165      11,339
    Villeroy & Boch AG.....................................     609       9,921
    Volkswagen AG..........................................   1,614     271,157
                                                                    -----------
TOTAL GERMANY..............................................             480,386
                                                                    -----------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.......................................... 144,592         185
    Rolls-Royce Holdings P.L.C............................. 674,682         862
                                                                    -----------
TOTAL UNITED KINGDOM.......................................               1,047
                                                                    -----------
TOTAL PREFERRED STOCKS.....................................             481,433
                                                                    -----------

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              Shares    Value>>
                                                              ------- -----------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
*     Tervita Corp. Warrants 07/19/20........................      41 $         9
                                                                      -----------
NORWAY -- (0.0%)
*     Magnora ASA Rights 11/09/18............................     573         364
                                                                      -----------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23.................  19,095           0
                                                                      -----------
SPAIN -- (0.0%)
*     Banco Santander SA Rights 11/01/18.....................  37,244       1,447
*     Vidrala SA Rights 11/12/18.............................     389       1,566
                                                                      -----------
TOTAL SPAIN..................................................               3,013
                                                                      -----------
SWEDEN -- (0.0%)
*     Dustin Group AB Rights 11/07/18........................   1,281         201
                                                                      -----------
TOTAL RIGHTS/WARRANTS........................................               3,587
                                                                      -----------
TOTAL INVESTMENT SECURITIES..................................          86,871,383
                                                                      -----------

                                                                        Value+
                                                                      -----------
SECURITIES LENDING COLLATERAL -- (4.5%)
@(S)  DFA Short Term Investment Fund......................... 357,398   4,135,090
                                                                      -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $88,628,147).........................................         $91,006,473
                                                                      ===========

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                        Investments in Securities (Market Value)
                                       ------------------------------------------
                                        Level 1     Level 2   Level 3    Total
                                       ---------- ----------- ------- -----------
Common Stocks
   Australia.......................... $  430,354 $ 5,001,569   --    $ 5,431,923
   Austria............................         --     474,907   --        474,907
   Belgium............................         --     736,236   --        736,236
   Canada.............................  8,419,708          --   --      8,419,708
   Denmark............................         --   1,034,750   --      1,034,750
   Finland............................    292,506   1,516,524   --      1,809,030
   France.............................    177,496   6,951,725   --      7,129,221
   Germany............................    162,735   5,755,268   --      5,918,003
   Hong Kong..........................         --   2,106,055   --      2,106,055
   Ireland............................     65,457     587,485   --        652,942
   Israel.............................         --     600,643   --        600,643
   Italy..............................    348,870   2,128,414   --      2,477,284
   Japan..............................    707,007  20,765,562   --     21,472,569
   Netherlands........................    427,288   1,841,843   --      2,269,131
   New Zealand........................     20,456     345,831   --        366,287
   Norway.............................     83,037     939,782   --      1,022,819
   Portugal...........................         --     293,243   --        293,243
   Singapore..........................         --     933,042   --        933,042
   South Africa.......................         --      35,703   --         35,703
   Spain..............................    279,897   1,954,008   --      2,233,905
   Sweden.............................         --   2,497,231   --      2,497,231
   Switzerland........................    265,256   4,362,067   --      4,627,323
   United Kingdom.....................  3,100,692  10,743,716   --     13,844,408

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                   Investments in Securities (Market Value)
                                  -------------------------------------------
                                    Level 1     Level 2   Level 3    Total
                                  ----------- ----------- ------- -----------
   Preferred Stocks
      Germany....................          -- $   480,386   --    $   480,386
      United Kingdom.............          --       1,047   --          1,047
   Rights/Warrants
      Canada.....................          --           9   --              9
      Norway.....................          --         364   --            364
      Spain......................          --       3,013   --          3,013
      Sweden.....................          --         201   --            201
   Securities Lending Collateral.          --   4,135,090   --      4,135,090
                                  ----------- -----------   --    -----------
   TOTAL......................... $14,780,759 $76,225,714   --    $91,006,473
                                  =========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                       VA U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares   Value+
                                                             ------ -----------
 COMMON STOCKS -- (92.5%)
 COMMUNICATION SERVICES -- (2.9%)
     A.H. Belo Corp., Class A...............................  6,766 $    30,921
 #   AMC Entertainment Holdings, Inc., Class A.............. 13,141     253,096
     ATN International, Inc.................................  4,526     382,402
 *   Ballantyne Strong, Inc.................................  3,604      14,560
     Beasley Broadcast Group, Inc., Class A.................  1,850      12,339
 *   Cars.com, Inc.......................................... 16,027     418,465
 *   Cincinnati Bell, Inc...................................    420       5,960
 #   Cinemark Holdings, Inc.................................  6,947     288,787
 #   Consolidated Communications Holdings, Inc.............. 12,809     160,369
 *   DHI Group, Inc......................................... 19,403      32,403
     Emerald Expositions Events, Inc........................    514       7,515
 #   Entercom Communications Corp., Class A................. 12,762      82,825
     Entravision Communications Corp., Class A.............. 16,676      82,379
     EW Scripps Co. (The), Class A.......................... 18,731     315,055
 #   Frontier Communications Corp........................... 15,962      76,777
 #   Gannett Co., Inc....................................... 27,965     271,260
 #*  Global Eagle Entertainment, Inc........................  1,124       2,922
 *   Gray Television, Inc................................... 16,567     286,775
 *   Harte-Hanks, Inc.......................................  1,068       5,853
 *   Hemisphere Media Group, Inc............................  3,920      52,802
 *   IMAX Corp..............................................  9,426     182,487
 *   Iridium Communications, Inc............................ 10,974     217,395
     John Wiley & Sons, Inc., Class A.......................  5,328     288,991
 *   Liberty Latin America, Ltd., Class A...................  8,298     149,198
 *   Liberty Latin America, Ltd., Class C................... 11,814     212,770
 *   Liberty TripAdvisor Holdings, Inc., Class A............ 21,569     311,025
 #   Lions Gate Entertainment Corp., Class A................ 16,492     315,987
     Lions Gate Entertainment Corp., Class B................ 17,320     308,123
     Marchex, Inc., Class B.................................  9,439      26,052
     Marcus Corp. (The).....................................  4,677     182,497
 #*  Meet Group, Inc. (The)................................. 25,341     111,754
 #   Meredith Corp..........................................  9,874     509,103
     New Media Investment Group, Inc........................ 13,573     190,701
     News Corp., Class A.................................... 72,424     955,273
     News Corp., Class B.................................... 14,924     199,086
 #   Nexstar Media Group, Inc., Class A..................... 11,268     843,860
 *   Reading International, Inc., Class A...................  5,626      81,690
     Saga Communications, Inc., Class A.....................  1,966      68,889
     Salem Media Group, Inc.................................  4,900      14,455
     Scholastic Corp........................................  8,907     386,386
     Sinclair Broadcast Group, Inc., Class A................  8,719     249,712
     Spok Holdings, Inc.....................................  6,453      90,471
     TEGNA, Inc............................................. 16,358     188,771
     Telephone & Data Systems, Inc.......................... 23,909     737,114
     Townsquare Media, Inc., Class A........................  1,365       9,418
     Tribune Media Co., Class A.............................  7,059     268,313
 *   United States Cellular Corp............................  6,363     303,960
 *   XO Group, Inc..........................................  5,511     190,736
                                                                    -----------
 TOTAL COMMUNICATION SERVICES...............................         10,377,682
                                                                    -----------
 CONSUMER DISCRETIONARY -- (11.5%)
 *   1-800-Flowers.com, Inc., Class A....................... 10,868     113,571
     Aaron's, Inc........................................... 13,658     643,702
     Abercrombie & Fitch Co., Class A....................... 26,345     518,996
 #   Acushnet Holdings Corp................................. 12,180     297,557

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Adient P.L.C........................................... 14,313 $  435,401
 *   Adtalem Global Education, Inc.......................... 18,076    915,188
 *   American Axle & Manufacturing Holdings, Inc............ 38,062    577,401
     American Eagle Outfitters, Inc......................... 40,541    934,875
 *   American Outdoor Brands Corp...........................  8,778    120,083
 *   American Public Education, Inc.........................  8,083    264,557
 *   America's Car-Mart, Inc................................  3,510    262,899
     Ark Restaurants Corp...................................    411      9,642
 *   Ascena Retail Group, Inc............................... 52,471    202,013
 #*  Ascent Capital Group, Inc., Class A....................  4,127      3,962
 #*  At Home Group, Inc.....................................  1,386     37,893
 #*  AutoNation, Inc........................................ 25,761  1,042,805
 *   Barnes & Noble Education, Inc.......................... 17,003     97,087
 #   Barnes & Noble, Inc.................................... 22,503    142,444
     Bassett Furniture Industries, Inc......................  2,400     47,400
     BBX Capital Corp....................................... 10,025     58,646
 #   Bed Bath & Beyond, Inc................................. 29,592    406,594
 *   Belmond, Ltd., Class A................................. 23,917    409,459
 #   Big 5 Sporting Goods Corp..............................  7,076     24,837
 #   Big Lots, Inc..........................................  3,692    153,292
 *   Biglari Holdings, Inc., Class A........................     30     22,500
 *   Biglari Holdings, Inc., Class B........................    525     74,812
     BJ's Restaurants, Inc..................................  2,563    156,804
 *   Bojangles', Inc........................................  6,349    100,378
 *   Boot Barn Holdings, Inc................................  6,193    152,843
     BorgWarner, Inc........................................ 18,947    746,701
     Bowl America, Inc., Class A............................    120      1,845
     Boyd Gaming Corp.......................................  1,076     28,579
 *   Bridgepoint Education, Inc.............................  7,465     71,664
     Brunswick Corp.........................................  1,444     75,074
 *   Build-A-Bear Workshop, Inc.............................  7,383     63,198
     Caleres, Inc........................................... 10,825    370,215
     Callaway Golf Co....................................... 20,349    435,469
 *   Career Education Corp..................................  6,843     98,402
     Carriage Services, Inc.................................  4,980     94,919
 *   Carrols Restaurant Group, Inc..........................  7,410     97,516
     Cato Corp. (The), Class A..............................  6,385    123,103
 *   Cavco Industries, Inc..................................  1,774    355,882
 *   Century Casinos, Inc...................................  6,224     38,838
 *   Century Communities, Inc...............................  7,525    159,680
     Chico's FAS, Inc....................................... 32,262    247,450
 *   Chuy's Holdings, Inc...................................  3,600     87,732
     Citi Trends, Inc.......................................  4,361    110,464
     Clarus Corp............................................  2,603     25,509
 #*  Conn's, Inc............................................    100      2,778
 #*  Container Store Group, Inc. (The)......................  5,454     32,233
 #   Cooper Tire & Rubber Co................................ 12,773    394,558
 *   Cooper-Standard Holdings, Inc..........................  3,664    339,470
     Core-Mark Holding Co., Inc.............................  6,854    263,262
     Crown Crafts, Inc......................................  1,600      8,432
     CSS Industries, Inc....................................  2,121     27,870
     Culp, Inc..............................................  2,793     64,658
     Dana, Inc..............................................  9,777    152,228
 *   Deckers Outdoor Corp...................................  6,071    772,049
 *   Del Frisco's Restaurant Group, Inc.....................  8,976     60,588
 *   Del Taco Restaurants, Inc.............................. 13,090    142,681
 *   Delta Apparel, Inc.....................................  2,240     42,717
 *   Destination Maternity Corp.............................  3,659     18,295
 #*  Destination XL Group, Inc..............................    363      1,111

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 CONSUMER DISCRETIONARY -- (Continued)
 #   Dick's Sporting Goods, Inc............................. 17,159 $  606,914
 #   Dillard's, Inc., Class A...............................  7,236    509,559
 #   Dine Brands Global, Inc................................    792     64,184
 *   Dixie Group, Inc. (The)................................  3,300      4,125
     Dover Motorsports, Inc.................................  3,360      7,224
     DSW, Inc., Class A..................................... 17,248    457,934
 *   El Pollo Loco Holdings, Inc............................  7,560     94,576
 #*  Eldorado Resorts, Inc..................................  2,809    102,528
     Escalade, Inc..........................................    794      9,290
     Ethan Allen Interiors, Inc.............................  7,093    135,760
 *   EVINE Live, Inc........................................  5,200      5,356
 #*  Express, Inc........................................... 30,330    267,207
     Extended Stay America, Inc............................. 25,282    411,591
 *   Fiesta Restaurant Group, Inc...........................  5,726    147,788
     Flexsteel Industries, Inc..............................  1,834     46,620
     Foot Locker, Inc....................................... 14,269    672,641
 #*  Fossil Group, Inc......................................  8,036    174,462
 #*  Francesca's Holdings Corp..............................  8,195     24,913
 *   Fred's, Inc., Class A.................................. 10,482     28,721
 *   FTD Cos., Inc..........................................  7,306     14,466
 #*  Gaia, Inc..............................................  1,095     15,998
 #   GameStop Corp., Class A................................ 23,664    345,494
 #*  GCI Liberty, Inc., Class A.............................     72      3,408
 *   Genesco, Inc...........................................  6,230    266,582
     Gentex Corp............................................ 39,851    838,864
 *   Gentherm, Inc..........................................  6,280    274,059
 *   G-III Apparel Group, Ltd............................... 11,226    447,468
     Goodyear Tire & Rubber Co. (The)....................... 58,001  1,221,501
     Graham Holdings Co., Class B...........................  1,254    728,637
 *   Green Brick Partners, Inc..............................  6,573     61,786
     Group 1 Automotive, Inc................................  5,157    297,765
     Guess?, Inc............................................ 23,477    498,651
 *   Habit Restaurants, Inc. (The), Class A.................  4,612     58,572
     Haverty Furniture Cos., Inc............................  3,937     79,842
 *   Helen of Troy, Ltd.....................................  4,951    614,518
 #*  Hibbett Sports, Inc....................................  6,411    112,000
     Hooker Furniture Corp..................................  2,723     79,702
 #*  Horizon Global Corp....................................  4,619     25,913
 *   Houghton Mifflin Harcourt Co........................... 24,377    163,326
 #   International Game Technology P.L.C.................... 19,892    368,997
 *   J Alexander's Holdings, Inc............................  1,215     12,818
 #*  JAKKS Pacific, Inc.....................................    539      1,299
 #*  JC Penney Co., Inc..................................... 54,959     80,790
     Johnson Outdoors, Inc., Class A........................  2,148    161,766
 *   K12, Inc............................................... 11,866    254,051
     KB Home................................................ 22,037    440,079
 *   Kirkland's, Inc........................................  5,543     56,040
 *   Lakeland Industries, Inc...............................  3,668     48,197
 *   Laureate Education, Inc., Class A......................  4,188     62,359
     La-Z-Boy, Inc.......................................... 11,360    315,808
     LCI Industries.........................................    568     39,391
 #*  LGI Homes, Inc.........................................    451     19,298
     Libbey, Inc............................................  7,719     58,201
 *   Liberty Expedia Holdings, Inc., Class A................  6,920    300,466
     Liberty Tax, Inc.......................................  1,820     19,656
     Lifetime Brands, Inc...................................  3,891     40,272
 *   Lincoln Educational Services Corp......................  5,134     11,449
 *   Liquidity Services, Inc................................  8,718     51,785
 #   Lithia Motors, Inc., Class A...........................  4,999    445,311

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   Luby's, Inc............................................   7,944 $   10,963
 *   M/I Homes, Inc.........................................   5,985    144,657
 *   MarineMax, Inc.........................................   7,595    172,862
     Marriott Vacations Worldwide Corp......................   5,674    502,092
     MDC Holdings, Inc......................................  14,546    408,743
 *   Meritage Homes Corp....................................   9,811    365,460
 *   Modine Manufacturing Co................................  11,385    148,119
 *   Monarch Casino & Resort, Inc...........................     777     30,124
 #   Monro, Inc.............................................   3,171    235,922
 #*  Motorcar Parts of America, Inc.........................   5,453    115,495
     Movado Group, Inc......................................   3,197    123,116
 *   Murphy USA, Inc........................................     821     66,197
 *   Nautilus, Inc..........................................   5,216     63,792
 #*  New Home Co., Inc. (The)...............................   4,689     33,433
 #*  New York & Co., Inc....................................   5,571     22,061
 #   Newell Brands, Inc.....................................  57,228    908,781
     Office Depot, Inc...................................... 122,111    312,604
     Oxford Industries, Inc.................................   2,866    255,017
 #*  Papa Murphy's Holdings, Inc............................   1,285      5,975
 #*  Party City Holdco, Inc.................................   7,862     82,315
     Penske Automotive Group, Inc...........................  19,633    871,312
 #   Pier 1 Imports, Inc....................................  26,162     41,598
 *   Playa Hotels & Resorts NV..............................   4,464     38,346
 *   Potbelly Corp..........................................   5,499     64,228
     PulteGroup, Inc........................................  39,787    977,567
     RCI Hospitality Holdings, Inc..........................   2,700     70,686
 *   Red Lion Hotels Corp...................................   7,678     83,921
 *   Red Robin Gourmet Burgers, Inc.........................   3,969    119,864
 *   Regis Corp.............................................  14,461    243,523
     Rocky Brands, Inc......................................   1,900     54,568
 #*  Sequential Brands Group, Inc...........................   4,756      6,230
 *   Shiloh Industries, Inc.................................   9,263     84,201
 #   Shoe Carnival, Inc.....................................   4,498    183,204
 #   Signet Jewelers, Ltd...................................  12,968    726,856
 #   skyline Champion Corp..................................     791     18,849
     Sonic Automotive, Inc., Class A........................   6,081    110,188
     Speedway Motorsports, Inc..............................  11,672    181,266
 #   Stage Stores, Inc......................................   9,977     17,061
     Standard Motor Products, Inc...........................   5,448    294,791
 *   Stoneridge, Inc........................................   6,084    154,594
     Strattec Security Corp.................................   1,214     40,912
     Superior Group of Cos, Inc.............................   3,172     55,161
     Superior Industries International, Inc.................   6,190     60,848
 *   Tandy Leather Factory, Inc.............................   2,694     19,397
 *   Taylor Morrison Home Corp., Class A....................  22,829    377,592
     Tenneco, Inc., Class A.................................   3,735    128,596
     Thor Industries, Inc...................................   4,783    333,088
     Tile Shop Holdings, Inc................................   7,107     46,195
     Tilly's, Inc., Class A.................................   3,737     66,294
     Toll Brothers, Inc.....................................  43,252  1,455,862
 *   TopBuild Corp..........................................  10,058    458,846
     Tower International, Inc...............................   5,476    162,582
 *   Trans World Entertainment Corp.........................   8,600      8,428
 *   TravelCenters of America LLC...........................   7,536     35,118
 #*  TRI Pointe Group, Inc..................................  48,892    581,815
 #*  Tuesday Morning Corp...................................  11,651     35,536
 *   Unifi, Inc.............................................   5,360    122,690
 *   Universal Electronics, Inc.............................   2,709     84,710
 *   Universal Technical Institute, Inc.....................   1,400      3,682

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 CONSUMER DISCRETIONARY -- (Continued)
 *   Urban Outfitters, Inc.................................. 15,233 $   601,094
 *   Vera Bradley, Inc...................................... 11,647     153,624
 *   Vista Outdoor, Inc..................................... 12,419     155,237
 *   Vitamin Shoppe, Inc.................................... 11,892      92,401
 *   VOXX International Corp................................  9,507      48,486
     Weyco Group, Inc.......................................  2,729      86,346
     Whirlpool Corp.........................................  2,631     288,779
 *   William Lyon Homes, Class A............................  9,419     127,722
     Winnebago Industries, Inc..............................  7,482     206,204
 *   ZAGG, Inc..............................................  5,170      62,609
 *   Zoe's Kitchen, Inc.....................................  1,796      22,845
 *   Zumiez, Inc............................................  9,329     216,993
                                                                    -----------
 TOTAL CONSUMER DISCRETIONARY...............................         40,981,062
                                                                    -----------
 CONSUMER STAPLES -- (3.7%)
     Alico, Inc.............................................  1,067      35,318
     Andersons, Inc. (The)..................................  7,081     254,916
 #   B&G Foods, Inc.........................................  4,873     126,893
     Bunge, Ltd............................................. 19,726   1,219,067
 #   Cal-Maine Foods, Inc...................................  4,626     225,147
     Casey's General Stores, Inc............................  2,171     273,785
 #*  Central Garden & Pet Co................................  2,954      95,946
 *   Central Garden & Pet Co., Class A......................  9,405     278,858
 #*  Chefs' Warehouse, Inc. (The)...........................  6,388     214,828
 #   Coty, Inc., Class A.................................... 99,092   1,045,421
 *   Craft Brew Alliance, Inc...............................  6,674     122,401
 *   Darling Ingredients, Inc............................... 40,132     829,127
     Dean Foods Co.......................................... 25,483     203,609
 *   Edgewell Personal Care Co..............................  3,750     179,925
 *   Farmer Brothers Co.....................................  3,928      94,704
     Fresh Del Monte Produce, Inc........................... 10,493     346,584
 #*  Hostess Brands, Inc.................................... 22,933     238,503
     Ingles Markets, Inc., Class A..........................  3,020      99,479
     Ingredion, Inc.........................................  6,055     612,645
     Inter Parfums, Inc.....................................  4,171     246,047
     John B. Sanfilippo & Son, Inc..........................  1,878     118,427
 *   Landec Corp............................................  5,877      80,456
     Limoneira Co...........................................    209       5,152
     Mannatech, Inc.........................................    682      11,048
 *   Natural Alternatives International, Inc................  1,808      17,140
 *   Natural Grocers by Vitamin Cottage, Inc................  7,594     137,603
 *   Nature's Sunshine Products, Inc........................  2,068      18,302
     Ocean Bio-Chem, Inc....................................  2,771      10,336
     Oil-Dri Corp. of America...............................    882      27,280
 #*  Orchids Paper Products Co..............................  2,127       3,318
 *   Performance Food Group Co..............................  7,872     230,807
 *   Pilgrim's Pride Corp...................................  8,906     157,280
 #*  Post Holdings, Inc..................................... 13,291   1,175,190
     PriceSmart, Inc........................................  1,413      99,122
 #*  Pyxus International, Inc...............................  4,943     117,347
 #*  Rite Aid Corp.......................................... 20,238      24,286
 #   Sanderson Farms, Inc...................................  7,420     730,054
     Seaboard Corp..........................................    152     587,480
 *   Seneca Foods Corp., Class A............................  2,614      82,681
 *   Smart & Final Stores, Inc.............................. 14,136      71,387
     SpartanNash Co.........................................  7,655     136,642
     Spectrum Brands Holdings, Inc..........................  2,085     135,421
 *   TreeHouse Foods, Inc................................... 12,483     568,725
 *   United Natural Foods, Inc.............................. 14,367     312,195

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER STAPLES -- (Continued)
    Universal Corp.........................................   6,470 $   439,054
*   US Foods Holding Corp..................................  32,350     943,649
    Village Super Market, Inc., Class A....................   3,265      80,450
    Weis Markets, Inc......................................   5,710     263,517
                                                                    -----------
TOTAL CONSUMER STAPLES.....................................          13,327,552
                                                                    -----------
ENERGY -- (8.6%)
    Adams Resources & Energy, Inc..........................     489      19,829
#*  Alta Mesa Resources, Inc., Class A.....................   3,496      11,012
#*  Antero Resources Corp..................................  90,357   1,435,773
#*  Approach Resources, Inc................................   6,068      10,134
#   Arch Coal, Inc., Class A...............................   6,279     602,156
    Archrock, Inc..........................................  18,716     192,026
*   Ardmore Shipping Corp..................................   5,890      38,049
*   Aspen Aerogels, Inc....................................   2,398       8,585
*   Barnwell Industries, Inc...............................     480         792
*   Basic Energy Services, Inc.............................   6,569      51,041
*   Bonanza Creek Energy, Inc..............................   4,461     114,871
#*  Bristow Group, Inc.....................................  14,320     157,663
#*  Callon Petroleum Co....................................  52,257     521,002
#*  CARBO Ceramics, Inc....................................     827       3,994
#*  Centennial Resource Development, Inc., Class A.........  31,040     594,726
#   Cimarex Energy Co......................................   2,632     209,165
*   Clean Energy Fuels Corp................................  40,920      90,433
*   Cloud Peak Energy, Inc.................................  36,151      61,818
*   CNX Resources Corp.....................................  61,383     960,644
*   CONSOL Energy, Inc.....................................   7,672     305,653
*   Contango Oil & Gas Co..................................  10,315      52,091
    CVR Energy, Inc........................................   4,280     184,040
*   Dawson Geophysical Co..................................   8,749      49,082
    Delek US Holdings, Inc.................................  17,936     658,610
*   Denbury Resources, Inc.................................  65,691     226,634
    DHT Holdings, Inc......................................  28,044     141,061
#*  Diamond Offshore Drilling, Inc.........................  27,754     393,552
*   Dorian LPG, Ltd........................................  14,226     113,097
#*  Dril-Quip, Inc.........................................  10,838     461,265
#*  Eclipse Resources Corp.................................  25,065      28,574
    EnLink Midstream LLC...................................  17,936     233,168
#   Ensco P.L.C., Class A.................................. 100,595     718,248
#*  EP Energy Corp., Class A...............................  13,063      23,513
*   Era Group, Inc.........................................   6,933      78,482
*   Exterran Corp..........................................  10,215     213,391
#*  Extraction Oil & Gas, Inc..............................  20,075     160,399
*   Forum Energy Technologies, Inc.........................  25,537     228,812
#*  Frank's International NV...............................   9,680      68,728
    GasLog, Ltd............................................  10,916     223,341
*   Geospace Technologies Corp.............................   4,922      62,657
    Green Plains, Inc......................................  11,208     190,984
    Gulf Island Fabrication, Inc...........................   6,655      56,568
#*  Gulfport Energy Corp...................................  44,379     404,293
#*  Halcon Resources Corp..................................  26,298      87,309
    Hallador Energy Co.....................................   9,690      63,566
*   Helix Energy Solutions Group, Inc......................  54,731     466,308
    Helmerich & Payne, Inc.................................  16,901   1,052,763
*   HighPoint Resources Corp...............................  36,033     134,043
#*  Hornbeck Offshore Services, Inc........................   5,318      16,752
*   Independence Contract Drilling, Inc....................   5,149      20,648
#*  International Seaways, Inc.............................   5,473     117,724
*   Keane Group, Inc.......................................   5,512      69,286

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 ENERGY -- (Continued)
 *   KLX Energy Services Holdings, Inc......................  6,884 $  198,879
 *   Laredo Petroleum, Inc.................................. 43,966    230,382
 #*  Lonestar Resources US, Inc., Class A...................  1,924     14,796
     Mammoth Energy Services, Inc...........................    285      7,114
 *   Matador Resources Co...................................  4,991    143,941
 *   Matrix Service Co......................................  8,891    180,754
 #*  McDermott International, Inc........................... 34,492    266,623
 *   Midstates Petroleum Co., Inc...........................  2,184     15,747
 *   Mitcham Industries, Inc................................  3,927     15,708
     Murphy Oil Corp........................................ 44,623  1,421,689
     Nabors Industries, Ltd................................. 86,958    432,181
 *   Natural Gas Services Group, Inc........................  4,280     82,604
 *   Newpark Resources, Inc................................. 32,430    266,250
 *   Noble Corp. P.L.C...................................... 68,450    343,619
     Nordic American Offshore, Ltd..........................     34         28
 *   Oasis Petroleum, Inc................................... 66,207    666,043
 *   Oceaneering International, Inc......................... 24,579    465,526
 *   Oil States International, Inc.......................... 16,831    374,826
 *   Overseas Shipholding Group, Inc., Class A.............. 17,360     54,510
 *   Pacific Ethanol, Inc................................... 15,208     24,941
     Panhandle Oil and Gas, Inc., Class A...................  2,090     37,181
 *   Par Pacific Holdings, Inc..............................  8,812    155,796
 #*  Parker Drilling Co.....................................  2,678      6,695
 *   Parsley Energy, Inc., Class A.......................... 15,180    355,516
     Patterson-UTI Energy, Inc.............................. 44,704    743,875
     PBF Energy, Inc., Class A.............................. 30,503  1,276,551
 *   PDC Energy, Inc........................................ 14,543    617,350
     Peabody Energy Corp.................................... 21,777    771,995
 *   Penn Virginia Corp.....................................  2,427    166,929
 *   PHI, Inc. Non-Voting...................................  3,824     29,789
 *   Pioneer Energy Services Corp........................... 34,135    101,381
 #*  ProPetro Holding Corp..................................  4,685     82,690
 *   QEP Resources, Inc..................................... 52,643    469,049
     Range Resources Corp................................... 53,800    852,730
 #*  Renewable Energy Group, Inc............................ 15,040    467,443
 *   REX American Resources Corp............................  1,614    119,710
 *   RigNet, Inc............................................  4,140     70,794
 *   Ring Energy, Inc....................................... 12,656     90,237
 *   Rowan Cos. P.L.C., Class A............................. 39,182    623,386
 *   SandRidge Energy, Inc..................................  5,033     45,045
 #   Scorpio Tankers, Inc................................... 85,125    152,374
 *   SEACOR Holdings, Inc...................................  4,510    216,435
 *   SEACOR Marine Holdings, Inc............................  5,315     97,158
 *   Select Energy Services, Inc., Class A..................    812      7,763
     SemGroup Corp., Class A................................ 18,390    340,031
 #   Ship Finance International, Ltd........................  9,581    119,763
 *   SilverBow Resources, Inc...............................    802     21,061
     SM Energy Co........................................... 26,023    633,400
 #*  Smart Sand, Inc........................................  3,473      9,620
 *   Southwestern Energy Co................................. 74,340    396,976
 #*  SRC Energy, Inc........................................ 60,387    427,540
 *   Superior Energy Services, Inc.......................... 42,805    335,163
 *   Talos Energy, Inc......................................    499     13,004
 #   Teekay Corp............................................    400      2,652
 #   Teekay Tankers, Ltd., Class A.......................... 40,309     44,743
 *   TETRA Technologies, Inc................................ 36,854    109,456
 #*  Tidewater, Inc.........................................    391     10,498
 #*  Transocean, Ltd........................................ 48,042    528,943
 *   Unit Corp.............................................. 16,577    383,426

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 ENERGY -- (Continued)
 #   US Silica Holdings, Inc................................ 17,601 $   246,414
 *   Whiting Petroleum Corp................................. 18,709     697,846
 #*  WildHorse Resource Development Corp.................... 12,806     271,615
     World Fuel Services Corp............................... 15,054     481,728
 *   WPX Energy, Inc........................................ 23,626     378,961
                                                                    -----------
 TOTAL ENERGY...............................................         30,605,228
                                                                    -----------
 FINANCIALS -- (26.1%)
 #   1st Constitution Bancorp...............................    713      14,417
     1st Source Corp........................................  6,479     301,857
     Access National Corp...................................  2,186      56,770
     ACNB Corp..............................................    539      21,614
 *   Allegiance Bancshares, Inc.............................  2,419      93,639
 *   Ambac Financial Group, Inc............................. 11,804     242,926
     American Equity Investment Life Holding Co............. 24,085     751,934
     American National Bankshares, Inc......................  2,249      81,166
     American National Insurance Co.........................  4,189     516,252
     American River Bankshares..............................    776      11,881
     Ameris Bancorp.........................................  5,673     243,315
     AMERISAFE, Inc.........................................  1,932     125,754
     AmeriServ Financial, Inc...............................  6,300      26,712
 #   AmTrust Financial Services, Inc........................ 35,919     515,078
 *   Anchor Bancorp, Inc....................................    399      10,190
     Argo Group International Holdings, Ltd.................  6,668     410,815
     Arrow Financial Corp...................................  3,728     131,002
     Aspen Insurance Holdings, Ltd.......................... 14,300     598,884
     Associated Banc-Corp................................... 50,499   1,170,567
     Assurant, Inc.......................................... 16,139   1,568,872
     Assured Guaranty, Ltd.................................. 30,658   1,225,707
     Asta Funding, Inc......................................    202         772
 *   Athene Holding, Ltd., Class A.......................... 11,776     538,399
 *   Atlantic Capital Bancshares, Inc.......................  3,371      50,801
 *   Atlas Financial Holdings, Inc..........................  4,961      47,675
     Auburn National Bancorporation, Inc....................     44       1,772
     Axis Capital Holdings, Ltd.............................  9,975     556,505
 #   Banc of California, Inc................................  8,961     142,928
     BancFirst Corp.........................................  6,315     362,355
 *   Bancorp, Inc. (The).................................... 24,087     252,913
     BancorpSouth Bank......................................  8,125     233,187
     Bank of Commerce Holdings..............................  2,233      26,662
     Bank of Marin Bancorp..................................  1,445     122,811
     Bank OZK............................................... 18,913     517,460
     BankFinancial Corp.....................................  4,311      60,871
     BankUnited, Inc........................................ 14,972     495,573
     Banner Corp............................................  8,924     515,986
     Bar Harbor Bankshares..................................  1,675      42,830
     BCB Bancorp, Inc.......................................  1,806      22,467
     Beneficial Bancorp, Inc................................ 18,928     295,845
     Berkshire Hills Bancorp, Inc........................... 10,972     366,136
 *   Blucora, Inc........................................... 14,134     408,755
     Blue Hills Bancorp, Inc................................  8,146     189,069
     BOK Financial Corp.....................................  1,806     154,828
     Boston Private Financial Holdings, Inc................. 17,233     232,645
     Bridge Bancorp, Inc....................................  4,218     125,275
     Brookline Bancorp, Inc................................. 18,889     292,779
     Bryn Mawr Bank Corp....................................  5,025     200,698
 *   BSB Bancorp, Inc.......................................    388      11,174
     C&F Financial Corp.....................................    703      34,131
     California First National Bancorp......................  1,000      16,420

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     Camden National Corp...................................  4,436 $  179,880
 *   Cannae Holdings, Inc................................... 16,608    306,750
     Capital City Bank Group, Inc...........................  6,330    150,021
     Capitol Federal Financial, Inc......................... 33,839    419,942
     Carolina Financial Corp................................  3,258    107,807
     CenterState Banks Corp.................................  8,910    219,008
     Central Pacific Financial Corp.........................  6,301    170,379
     Central Valley Community Bancorp.......................  2,514     50,883
     Century Bancorp, Inc., Class A.........................    503     37,785
     Chemical Financial Corp................................ 15,230    713,678
     Chemung Financial Corp.................................    665     28,908
     CIT Group, Inc......................................... 25,363  1,201,699
     Citizens & Northern Corp...............................  1,038     26,137
     Citizens Community Bancorp, Inc........................  2,054     26,188
     Citizens Holding Co....................................    171      3,952
     City Holding Co........................................  2,724    200,977
     Civista Bancshares, Inc................................  1,249     28,927
     CNB Financial Corp.....................................  3,635     93,056
     CNO Financial Group, Inc............................... 28,026    529,691
     Codorus Valley Bancorp, Inc............................  1,028     26,984
     Columbia Banking System, Inc........................... 15,245    565,437
     Community Bank System, Inc.............................  9,388    548,165
 *   Community Bankers Trust Corp...........................  2,739     23,336
     Community Trust Bancorp, Inc...........................  4,289    195,192
     ConnectOne Bancorp, Inc................................  9,282    192,416
 *   Consumer Portfolio Services, Inc.......................  5,621     21,978
 #*  Cowen, Inc.............................................  9,884    146,283
 *   Customers Bancorp, Inc.................................  7,728    158,347
     CVB Financial Corp.....................................  9,943    217,255
     Dime Community Bancshares, Inc......................... 14,998    241,768
     DNB Financial Corp.....................................    372     12,789
     Donegal Group, Inc., Class A...........................  7,034     94,467
     Donegal Group, Inc., Class B...........................    592      7,584
 *   Eagle Bancorp, Inc.....................................  6,739    331,357
 *   eHealth, Inc...........................................    472     16,218
     EMC Insurance Group, Inc...............................  5,769    138,283
     Employers Holdings, Inc................................  9,698    445,720
 #*  Encore Capital Group, Inc..............................  6,158    156,475
 *   Enova International, Inc...............................  8,486    200,694
 *   Enstar Group, Ltd......................................  2,946    534,994
 *   Entegra Financial Corp.................................    866     19,650
     Enterprise Bancorp, Inc................................    673     21,792
     Enterprise Financial Services Corp.....................  4,051    176,016
 *   Equity Bancshares, Inc., Class A.......................  1,745     62,977
     ESSA Bancorp, Inc......................................  1,308     21,124
 #*  EZCORP, Inc., Class A.................................. 18,858    187,449
     Farmers National Banc Corp.............................  6,114     80,093
     FB Financial Corp......................................    866     31,592
     FBL Financial Group, Inc., Class A.....................  4,819    332,415
 *   FCB Financial Holdings, Inc., Class A..................  8,060    315,388
     Federal Agricultural Mortgage Corp., Class C...........  2,141    149,527
     FedNat Holding Co......................................  6,659    143,368
     Fidelity Southern Corp.................................  9,090    211,070
     Financial Institutions, Inc............................  6,494    185,404
     First American Financial Corp..........................  9,336    413,865
     First Bancorp..........................................  5,387    198,726
 *   First BanCorp.......................................... 54,205    500,312
     First Bancorp, Inc.....................................  1,809     51,665
     First Bank.............................................  1,860     22,097

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares  Value+
                                                              ------ --------
  FINANCIALS -- (Continued)
      First Busey Corp.......................................  4,193 $117,069
      First Business Financial Services, Inc.................    600   12,558
      First Citizens BancShares, Inc., Class A...............  1,564  667,249
      First Commonwealth Financial Corp...................... 23,663  319,450
      First Community Bankshares, Inc........................  6,410  221,337
      First Defiance Financial Corp..........................  6,504  177,039
      First Financial Bancorp................................ 22,939  600,314
      First Financial Corp...................................  1,400   64,204
      First Financial Northwest, Inc.........................  2,949   44,559
  *   First Foundation, Inc..................................  5,321   86,253
      First Hawaiian, Inc.................................... 10,358  256,671
  #   First Horizon National Corp............................ 51,289  827,804
      First Internet Bancorp.................................  1,836   47,314
      First Interstate BancSystem, Inc., Class A.............  8,864  367,501
      First Merchants Corp...................................  9,652  401,620
      First Mid-Illinois Bancshares, Inc.....................  1,492   55,622
      First Midwest Bancorp, Inc............................. 28,080  644,717
  *   First Northwest Bancorp................................  1,905   27,813
      First of Long Island Corp. (The).......................  3,825   77,303
  *   Flagstar Bancorp, Inc.................................. 14,114  434,570
      Flushing Financial Corp................................ 12,098  274,504
  #   FNB Corp............................................... 70,804  837,611
  *   Franklin Financial Network, Inc........................  3,253  110,277
      FS Bancorp, Inc........................................    529   23,879
      Fulton Financial Corp.................................. 37,399  598,758
  #   GAIN Capital Holdings, Inc............................. 17,960  137,214
  *   Genworth Financial, Inc., Class A...................... 77,912  333,463
      German American Bancorp, Inc...........................  3,358  106,482
      Global Indemnity, Ltd..................................  4,049  144,954
      Great Southern Bancorp, Inc............................  4,783  258,999
      Great Western Bancorp, Inc............................. 13,088  479,675
      Green Bancorp, Inc.....................................  8,650  160,025
  *   Green Dot Corp., Class A...............................  3,018  228,583
  #   Greenhill & Co., Inc...................................  2,628   57,947
  #*  Greenlight Capital Re, Ltd., Class A................... 11,135  129,055
      Guaranty Bancorp.......................................  3,101   80,688
      Guaranty Federal Bancshares, Inc.......................    100    2,412
  *   Hallmark Financial Services, Inc.......................  5,065   56,424
      Hancock Whitney Corp................................... 19,579  821,535
      Hanmi Financial Corp...................................  7,512  157,602
      Hanover Insurance Group, Inc. (The)....................  7,165  798,038
  *   HarborOne Bancorp, Inc.................................  1,414   25,735
      HCI Group, Inc.........................................  2,337  102,057
      Heartland Financial USA, Inc...........................  4,608  244,869
      Heritage Commerce Corp................................. 11,096  161,003
  #   Heritage Financial Corp................................  8,641  282,734
  #   Heritage Insurance Holdings, Inc.......................  8,054  112,434
      Hilltop Holdings, Inc.................................. 21,057  419,034
  *   HMN Financial, Inc.....................................    750   15,367
      Home Bancorp, Inc......................................  1,226   48,721
      Home BancShares, Inc...................................  6,564  124,979
  *   HomeStreet, Inc........................................  6,669  173,261
  *   HomeTrust Bancshares, Inc..............................  4,946  134,828
      Hope Bancorp, Inc...................................... 36,109  522,858
      HopFed Bancorp, Inc....................................    683   10,484
      Horace Mann Educators Corp.............................  9,287  364,793
      Horizon Bancorp, inc...................................  9,627  161,349
      IBERIABANK Corp........................................ 11,789  878,163
      Independence Holding Co................................  5,587  202,305

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 FINANCIALS -- (Continued)
     Independent Bank Corp..................................   4,777 $  374,756
     Independent Bank Corp..................................   3,881     85,887
     Independent Bank Group, Inc............................   5,405    313,004
     International Bancshares Corp..........................  19,438    752,251
 *   INTL. FCStone, Inc.....................................   4,967    224,906
     Invesco, Ltd...........................................  15,222    330,470
     Investment Technology Group, Inc.......................   9,273    254,822
     Investors Bancorp, Inc.................................  75,714    846,482
     Investors Title Co.....................................     125     22,750
     James River Group Holdings, Ltd........................   4,243    163,355
 #   Janus Henderson Group P.L.C............................  46,500  1,142,505
     Kearny Financial Corp..................................  30,156    390,219
     Kemper Corp............................................  15,001  1,127,925
     Kentucky First Federal Bancorp.........................     120        948
     Kingstone Cos., Inc....................................   2,182     37,094
     Lakeland Bancorp, Inc..................................   9,919    163,366
     Landmark Bancorp, Inc..................................     205      5,586
     LCNB Corp..............................................     950     16,140
     LegacyTexas Financial Group, Inc.......................  12,139    467,716
     Legg Mason, Inc........................................  22,003    620,925
 #*  LendingClub Corp.......................................  50,786    164,039
     Macatawa Bank Corp.....................................   8,982     97,455
     Mackinac Financial Corp................................   1,448     22,589
     Maiden Holdings, Ltd...................................  33,780    118,568
 *   Malvern Bancorp, Inc...................................     496     10,074
     Marlin Business Services Corp..........................   3,590     95,422
     MB Financial, Inc......................................  12,622    560,291
 #*  MBIA, Inc..............................................  26,055    257,944
     MBT Financial Corp.....................................   6,681     76,230
     Mercantile Bank Corp...................................   4,279    135,901
     Mercury General Corp...................................   8,449    501,110
     Meridian Bancorp, Inc..................................  11,551    182,968
     Meta Financial Group, Inc..............................   6,039    152,424
 *   MGIC Investment Corp...................................   1,576     19,243
     Midland States Bancorp, Inc............................   2,601     70,149
     MidSouth Bancorp, Inc..................................   3,991     53,000
     MidWestOne Financial Group, Inc........................   2,011     57,937
 #*  Mr Cooper Group, Inc...................................  14,819    214,727
     MutualFirst Financial, Inc.............................     414     14,701
     National Bank Holdings Corp., Class A..................   7,326    247,326
 *   National Commerce Corp.................................   1,850     68,635
     National General Holdings Corp.........................  22,532    627,741
     National Western Life Group, Inc., Class A.............     759    204,384
     Navient Corp...........................................  71,362    826,372
     Navigators Group, Inc. (The)...........................   7,127    492,832
     NBT Bancorp, Inc.......................................   8,450    308,340
     Nelnet, Inc., Class A..................................   8,117    456,906
 #   New York Community Bancorp, Inc........................ 113,503  1,087,359
 >>  NewStar Financial, Inc.................................  13,529      3,511
 *   Nicholas Financial, Inc................................   1,554     17,716
 *   Nicolet Bankshares, Inc................................   1,492     79,673
 *   NMI Holdings, Inc., Class A............................  21,820    461,275
 #   Northeast Bancorp......................................   1,666     31,337
     Northfield Bancorp, Inc................................  15,166    199,736
     Northrim BanCorp, Inc..................................   1,773     67,427
     Northwest Bancshares, Inc..............................  30,453    491,511
     Norwood Financial Corp.................................      66      2,508
     OceanFirst Financial Corp..............................  10,054    254,567
 *   Ocwen Financial Corp...................................  15,331     53,658

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 FINANCIALS -- (Continued)
     OFG Bancorp............................................ 15,064 $  257,444
 #   Ohio Valley Banc Corp..................................    197      6,883
     Old Line Bancshares, Inc...............................  2,509     75,119
     Old National Bancorp................................... 39,933    712,804
     Old Republic International Corp........................ 59,758  1,317,664
     Old Second Bancorp, Inc................................ 11,322    160,999
 *   On Deck Capital, Inc................................... 13,729     94,730
 *   OneMain Holdings, Inc.................................. 24,662    703,360
     Oppenheimer Holdings, Inc., Class A....................  6,326    194,588
     Opus Bank..............................................  7,232    137,336
     Oritani Financial Corp................................. 19,067    278,569
     Orrstown Financial Services, Inc.......................    570     11,548
 *   Pacific Premier Bancorp, Inc...........................  6,752    197,361
     PacWest Bancorp........................................ 30,208  1,227,049
     Park National Corp.....................................  3,130    286,082
     Parke Bancorp, Inc.....................................    704     13,897
     Patriot National Bancorp, Inc..........................     60      1,224
     Peapack Gladstone Financial Corp.......................  4,692    126,637
     Penns Woods Bancorp, Inc...............................    733     29,686
     Peoples Bancorp, Inc...................................  7,498    256,657
     People's United Financial, Inc......................... 87,799  1,374,932
     People's Utah Bancorp..................................  3,926    131,560
     Pinnacle Financial Partners, Inc....................... 17,600    920,480
     Piper Jaffray Cos......................................  1,196     82,978
     Popular, Inc........................................... 24,047  1,250,684
 #*  PRA Group, Inc.........................................  9,019    278,146
     Premier Financial Bancorp, Inc.........................  1,851     32,837
     ProAssurance Corp......................................  9,259    406,655
 #   Prosperity Bancshares, Inc............................. 15,628  1,016,289
     Protective Insurance Corp., Class B....................  4,384    101,051
     Provident Financial Holdings, Inc......................  3,183     55,066
     Provident Financial Services, Inc...................... 15,607    380,811
     Prudential Bancorp, Inc................................  1,535     27,584
     QCR Holdings, Inc......................................  2,174     79,199
     Radian Group, Inc...................................... 25,552    490,343
 *   Regional Management Corp...............................  5,039    145,426
     Reinsurance Group of America, Inc......................  6,587    937,791
     RenaissanceRe Holdings, Ltd............................  2,758    336,917
     Renasant Corp.......................................... 11,794    411,375
     Republic Bancorp, Inc., Class A........................  3,411    153,052
     Riverview Bancorp, Inc.................................  6,235     52,810
     S&T Bancorp, Inc.......................................  8,236    330,346
     Safety Insurance Group, Inc............................  3,256    271,160
     Sandy Spring Bancorp, Inc..............................  6,224    221,263
     Santander Consumer USA Holdings, Inc................... 63,053  1,182,244
 *   Seacoast Banking Corp. of Florida......................  9,234    242,947
     Selective Insurance Group, Inc.........................  8,596    557,451
     Shore Bancshares, Inc..................................  3,076     49,585
     SI Financial Group, Inc................................  2,784     36,860
     Sierra Bancorp.........................................  3,798    103,420
     Signature Bank.........................................  5,459    599,944
     Simmons First National Corp., Class A.................. 26,956    721,882
 *   SmartFinancial, Inc....................................    598     12,163
     South State Corp.......................................  6,782    458,938
 *   Southern First Bancshares, Inc.........................  1,037     37,239
     Southern Missouri Bancorp, Inc.........................    606     20,404
     Southern National Bancorp of Virginia, Inc.............  3,228     48,775
     Southside Bancshares, Inc..............................  3,094     98,018
     Southwest Georgia Financial Corp.......................     98      2,281

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 FINANCIALS -- (Continued)
     State Auto Financial Corp.............................. 10,309 $   327,723
     State Bank Financial Corp..............................  6,607     168,941
     Sterling Bancorp....................................... 49,293     886,288
     Stewart Information Services Corp......................  5,117     211,230
     Stifel Financial Corp.................................. 10,859     496,473
     Stock Yards Bancorp, Inc...............................  1,968      62,405
     TCF Financial Corp..................................... 27,857     581,654
     Territorial Bancorp, Inc...............................  4,012     109,287
 *   Third Point Reinsurance, Ltd........................... 22,738     251,482
     Timberland Bancorp, Inc................................  1,540      44,691
     Tiptree, Inc...........................................  7,900      46,531
     Tompkins Financial Corp................................  3,206     234,455
     Towne Bank............................................. 10,653     299,669
     TriCo Bancshares.......................................  5,196     187,160
 *   TriState Capital Holdings, Inc.........................  5,914     149,151
 #*  Triumph Bancorp, Inc...................................  5,216     187,046
     TrustCo Bank Corp. NY.................................. 24,011     179,842
     Trustmark Corp......................................... 19,644     605,035
 #   UMB Financial Corp.....................................  1,321      84,346
     Umpqua Holdings Corp................................... 54,549   1,047,341
 *   Unico American Corp....................................  1,400       9,128
     Union Bankshares Corp.................................. 17,750     605,985
 #   United Bankshares, Inc................................. 21,700     719,789
     United Community Banks, Inc............................ 14,166     352,308
     United Community Financial Corp........................ 14,466     132,364
     United Financial Bancorp, Inc.......................... 16,844     260,240
     United Fire Group, Inc.................................  6,646     357,754
     United Insurance Holdings Corp.........................  4,762      93,907
     Unity Bancorp, Inc.....................................  1,368      28,961
     Universal Insurance Holdings, Inc......................  2,484     104,278
     Univest Corp. of Pennsylvania..........................  7,583     189,272
     Unum Group............................................. 33,275   1,206,551
 #   Valley National Bancorp................................ 54,168     540,597
 #*  Veritex Holdings, Inc..................................  4,314     101,638
     Virtus Investment Partners, Inc........................  1,697     168,580
     Voya Financial, Inc.................................... 25,150   1,100,564
 #   Waddell & Reed Financial, Inc., Class A................ 20,045     382,258
     Walker & Dunlop, Inc...................................  5,048     211,814
     Washington Federal, Inc................................ 13,458     378,977
     Washington Trust Bancorp, Inc..........................  2,415     124,010
     Waterstone Financial, Inc..............................  8,818     144,086
     WesBanco, Inc.......................................... 15,128     606,633
     West Bancorporation, Inc...............................  2,647      58,208
     Western New England Bancorp, Inc....................... 12,440     124,898
     Westwood Holdings Group, Inc...........................    500      21,175
     White Mountains Insurance Group, Ltd...................    458     406,095
     Wintrust Financial Corp................................  4,264     324,661
     WisdomTree Investments, Inc............................  2,200      17,094
 *   World Acceptance Corp..................................  3,600     365,364
     WSFS Financial Corp....................................  5,907     251,225
                                                                    -----------
 TOTAL FINANCIALS...........................................         92,997,480
                                                                    -----------
 HEALTHCARE -- (5.2%)
 #*  Acadia Healthcare Co., Inc............................. 25,804   1,070,866
     Aceto Corp.............................................  9,096      18,647
 *   Achillion Pharmaceuticals, Inc......................... 63,686     182,142
 *   Acorda Therapeutics, Inc............................... 18,988     362,861
 *   Addus HomeCare Corp....................................  6,124     401,122
 *   Adverum Biotechnologies, Inc........................... 14,557      61,139

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares  Value+
                                                              ------ --------
  HEALTHCARE -- (Continued)
  *   Allscripts Healthcare Solutions, Inc................... 83,946 $999,797
  #*  AMAG Pharmaceuticals, Inc..............................  8,645  185,867
  *   American Shared Hospital Services......................    400    1,260
  #*  Amneal Pharmaceuticals, Inc............................  2,601   47,988
  *   Amphastar Pharmaceuticals, Inc......................... 12,879  231,178
  *   AngioDynamics, Inc..................................... 12,603  257,479
  *   Anika Therapeutics, Inc................................  3,714  132,813
  *   Applied Genetic Technologies Corp......................  4,817   30,251
  *   Aptevo Therapeutics, Inc............................... 10,536   35,506
  *   Aravive, Inc...........................................  1,603    9,458
  *   Ardelyx, Inc........................................... 15,119   41,577
  *   Assertio Therapeutics, Inc............................. 14,644   71,097
  *   Avanos Medical, Inc.................................... 13,644  772,250
  *   Brookdale Senior Living, Inc........................... 47,258  422,014
  *   Calithera Biosciences, Inc.............................  3,973   18,753
  *   Cambrex Corp...........................................  2,529  134,770
  *   Celldex Therapeutics, Inc.............................. 24,915    7,836
  *   Chimerix, Inc.......................................... 20,509   71,576
  *   Civitas Solutions, Inc.................................  1,755   25,377
  #*  Community Health Systems, Inc.......................... 22,873   72,279
  *   Concert Pharmaceuticals, Inc...........................  4,952   73,884
      CONMED Corp............................................  6,019  405,861
  *   Cross Country Healthcare, Inc..........................  7,573   66,870
  *   CryoLife, Inc..........................................  7,782  241,086
  #*  Cumberland Pharmaceuticals, Inc........................  3,402   18,371
      Digirad Corp...........................................  7,000    8,715
  #*  Diplomat Pharmacy, Inc.................................  6,600  130,944
  *   Emergent BioSolutions, Inc.............................  1,969  120,483
  *   Endo International P.L.C............................... 33,949  575,096
      Ensign Group, Inc. (The)............................... 10,175  376,882
  #*  Evolent Health, Inc., Class A.......................... 11,939  265,046
  *   Five Prime Therapeutics, Inc...........................  2,469   29,974
  *   Five Star Senior Living, Inc...........................  3,016    2,111
  *   FONAR Corp.............................................  1,830   45,274
  *   Haemonetics Corp.......................................  5,040  526,529
  *   Harvard Bioscience, Inc................................ 11,180   44,273
      HealthStream, Inc......................................  6,405  168,516
  *   HMS Holdings Corp...................................... 12,322  355,120
  *   Immune Design Corp.....................................  2,815    4,054
  #*  Infinity Pharmaceuticals, Inc..........................  7,948   15,896
  *   InfuSystem Holdings, Inc...............................  2,347    7,229
  *   Integer Holdings Corp..................................  8,618  641,782
  #   Invacare Corp.......................................... 14,077  181,875
      Kewaunee Scientific Corp...............................    637   18,218
  *   Kindred Biosciences, Inc...............................  1,684   24,485
  *   LHC Group, Inc.........................................  9,688  885,774
  *   LifePoint Health, Inc..................................  8,598  557,666
  *   LivaNova P.L.C.........................................  2,761  309,204
      Luminex Corp...........................................  8,320  239,366
  *   Magellan Health, Inc...................................  6,061  394,329
  *   Mallinckrodt P.L.C..................................... 20,849  522,476
  *   MEDNAX, Inc............................................ 18,373  758,621
  *   Medpace Holdings, Inc..................................    800   41,680
  *   MEI Pharma, Inc........................................  5,727   19,128
  #*  Melinta Therapeutics, Inc..............................  1,983    5,215
  *   Merit Medical Systems, Inc.............................  7,907  451,648
  #*  Merrimack Pharmaceuticals, Inc.........................  5,810   22,601
  *   Micron Solutions, Inc..................................    291    1,010
  *   Minerva Neurosciences, Inc.............................  2,800   30,716

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 HEALTHCARE -- (Continued)
 #*  Myriad Genetics, Inc...................................  7,074 $   318,542
     National HealthCare Corp...............................  2,344     186,418
 *   Natus Medical, Inc.....................................  2,541      75,925
 *   NextGen Healthcare, Inc................................  6,158      90,954
 *   NuVasive, Inc..........................................  1,970     110,655
 *   Orthofix Medical, Inc..................................  1,741     105,888
 *   Otonomy, Inc........................................... 13,318      31,031
 #   Owens & Minor, Inc..................................... 13,325     105,267
 #   Patterson Cos., Inc....................................  4,503     101,678
 *   PDL BioPharma, Inc..................................... 40,768     101,512
 #*  Premier, Inc., Class A.................................  5,188     233,460
 #*  Prestige Consumer Healthcare, Inc......................  9,944     359,575
 #*  Prothena Corp. P.L.C...................................  4,415      54,746
 *   Providence Service Corp. (The).........................  3,206     211,885
 #*  Quorum Health Corp.....................................  5,941      23,645
 *   Ra Pharmaceuticals, Inc................................  1,700      24,344
 #*  Repligen Corp..........................................  2,009     108,928
 *   RTI Surgical, Inc...................................... 24,063     110,209
 *   SeaSpine Holdings Corp.................................  2,563      44,007
 *   Select Medical Holdings Corp........................... 33,657     558,033
 #*  Sierra Oncology, Inc...................................  7,552      12,914
 #*  Surgery Partners, Inc..................................  8,900     120,951
 *   Syneos Health, Inc.....................................  9,593     437,729
 *   Taro Pharmaceutical Industries, Ltd....................    761      75,727
 *   Tetraphase Pharmaceuticals, Inc........................ 15,107      30,969
 *   Triple-S Management Corp., Class B.....................  4,208      72,209
 *   United Therapeutics Corp...............................  6,299     698,307
 *   Zafgen, Inc............................................  5,153      50,036
                                                                    -----------
 TOTAL HEALTHCARE...........................................         18,709,455
                                                                    -----------
 INDUSTRIALS -- (18.5%)
     AAR Corp...............................................  6,561     312,172
     ABM Industries, Inc.................................... 16,912     520,044
 *   Acacia Research Corp................................... 22,344      73,288
     ACCO Brands Corp....................................... 28,133     227,033
     Acme United Corp.......................................    100       1,736
     Actuant Corp., Class A................................. 12,935     308,500
     Acuity Brands, Inc.....................................  1,234     155,040
 *   Advanced Disposal Services, Inc........................ 16,183     438,397
 *   AECOM.................................................. 66,299   1,931,953
 *   Aegion Corp............................................  6,770     131,067
 *   Aerovironment, Inc.....................................  4,696     422,499
     AGCO Corp.............................................. 14,837     831,465
     Air Lease Corp......................................... 49,283   1,877,682
 *   Air Transport Services Group, Inc......................  5,481     107,428
     Aircastle, Ltd......................................... 21,392     415,647
     Alamo Group, Inc.......................................  5,767     494,347
 #   Alaska Air Group, Inc.................................. 21,503   1,320,714
     Albany International Corp., Class A....................  4,659     326,037
     Allegiant Travel Co....................................    581      66,315
 *   Alpha Pro Tech, Ltd....................................  3,388      11,519
     Altra Industrial Motion Corp...........................  1,213      39,144
     AMERCO.................................................  4,785   1,562,207
 *   Ameresco, Inc., Class A................................  8,615     141,028
     American Railcar Industries, Inc.......................  3,348     234,059
 *   American Woodmark Corp.................................  1,007      60,863
 *   AMREP Corp.............................................    600       3,996
     Apogee Enterprises, Inc................................ 10,351     373,671
 *   ARC Document Solutions, Inc............................ 22,733      51,831

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                              Shares  Value+
                                                              ------ --------
  INDUSTRIALS -- (Continued)
  *   ARC Group Worldwide, Inc...............................  2,464 $  4,263
      ArcBest Corp...........................................  8,910  330,739
      Argan, Inc.............................................  5,177  227,892
  *   Armstrong Flooring, Inc................................ 11,968  186,102
  *   Arotech Corp........................................... 12,206   33,689
  *   ASGN, Inc..............................................  6,625  444,405
      Astec Industries, Inc..................................  7,688  289,146
  *   Astronics Corp.........................................  2,569   74,912
  *   Astronics Corp., Class B...............................    386   11,214
  *   Atlas Air Worldwide Holdings, Inc......................  6,497  335,375
      AZZ, Inc............................................... 12,728  564,487
      Barnes Group, Inc......................................  8,772  496,495
  *   Beacon Roofing Supply, Inc............................. 11,115  310,220
  *   BMC Stock Holdings, Inc................................ 16,283  272,577
      Brady Corp., Class A...................................  9,901  398,911
      Briggs & Stratton Corp.................................  7,571  110,007
  *   Broadwind Energy, Inc..................................  2,514    4,626
  *   CAI International, Inc.................................  5,765  143,606
      Carlisle Cos., Inc.....................................  1,365  131,845
  *   CBIZ, Inc.............................................. 17,838  395,647
      CECO Environmental Corp................................  9,481   70,539
  *   Celadon Group, Inc.....................................  8,097   18,704
  *   Chart Industries, Inc.................................. 11,609  789,992
  #   CIRCOR International, Inc..............................  4,246  138,037
  *   Civeo Corp............................................. 26,178   74,607
  *   Clean Harbors, Inc..................................... 11,053  752,046
  *   Colfax Corp............................................ 27,116  760,061
      Columbus McKinnon Corp.................................  5,038  185,046
  *   Commercial Vehicle Group, Inc..........................  4,537   30,353
      CompX International, Inc...............................    200    2,608
      Copa Holdings SA, Class A..............................  3,974  287,837
      Costamare, Inc......................................... 14,859   78,753
  *   Covenant Transportation Group, Inc., Class A...........  3,274   81,948
  *   CPI Aerostructures, Inc................................  3,207   21,808
      CRA International, Inc.................................  3,010  126,872
  *   CSW Industrials, Inc...................................  2,996  137,906
      Cubic Corp.............................................  7,062  463,338
      Deluxe Corp............................................  3,635  171,608
      DMC Global, Inc........................................  1,787   68,889
  *   Ducommun, Inc..........................................  3,539  131,509
  *   DXP Enterprises, Inc...................................  3,786  120,319
  *   Dycom Industries, Inc..................................  1,100   74,668
  *   Eagle Bulk Shipping, Inc...............................  4,235   21,133
      Eastern Co. (The)......................................    910   25,753
  *   Echo Global Logistics, Inc.............................  6,865  176,499
      Ecology and Environment, Inc., Class A.................    210    2,720
      EMCOR Group, Inc.......................................  5,164  366,541
      Encore Wire Corp.......................................  5,068  224,006
      EnerSys................................................  1,562  124,288
  *   Engility Holdings, Inc................................. 12,069  374,501
      Ennis, Inc.............................................  6,015  116,450
      EnPro Industries, Inc..................................  2,457  152,825
      ESCO Technologies, Inc.................................  6,211  380,237
      Essendant, Inc......................................... 10,698  136,293
  *   Esterline Technologies Corp............................  7,691  902,616
      Federal Signal Corp.................................... 17,196  378,140
      Fortune Brands Home & Security, Inc....................  2,765  123,955
      Forward Air Corp.......................................  3,185  191,068
  *   Franklin Covey Co......................................  1,306   29,176

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
     Franklin Electric Co., Inc.............................  8,994 $  381,525
 *   FreightCar America, Inc................................  4,774     68,268
 *   FTI Consulting, Inc.................................... 10,273    709,967
 #*  FuelCell Energy, Inc...................................  5,143      4,347
 #   GATX Corp..............................................  9,182    688,007
 *   Genco Shipping & Trading, Ltd..........................  2,928     32,267
 *   Gencor Industries, Inc.................................  1,822     20,734
 *   Genesee & Wyoming, Inc., Class A....................... 15,696  1,243,594
 *   Gibraltar Industries, Inc..............................  7,673    273,466
 *   GMS, Inc............................................... 10,108    166,176
 *   Goldfield Corp. (The).................................. 14,200     52,540
     Gorman-Rupp Co. (The)..................................  9,371    323,299
 *   GP Strategies Corp.....................................  4,357     63,656
     Graham Corp............................................  3,184     78,358
     Granite Construction, Inc.............................. 10,076    460,675
 *   Great Lakes Dredge & Dock Corp......................... 18,178    105,614
 #   Greenbrier Cos., Inc. (The)............................  6,125    290,631
     Griffon Corp........................................... 10,863    131,660
     Hawaiian Holdings, Inc.................................  7,697    266,393
     Heartland Express, Inc.................................  4,857     94,566
     Heidrick & Struggles International, Inc................  6,255    215,860
 *   Herc Holdings, Inc.....................................    558     17,889
 *   Heritage-Crystal Clean, Inc............................  3,996     91,868
     Herman Miller, Inc.....................................  3,076    101,354
 #*  Hertz Global Holdings, Inc............................. 12,896    177,320
 *   Hill International, Inc................................  8,440     23,801
     HNI Corp...............................................  3,677    139,322
 *   Houston Wire & Cable Co................................  4,069     25,431
 *   Hub Group, Inc., Class A...............................  8,402    384,980
 *   Hudson Global, Inc.....................................  1,700      2,652
 #*  Hudson Technologies, Inc...............................  8,444      6,998
     Hurco Cos., Inc........................................  1,730     70,480
 *   Huron Consulting Group, Inc............................  6,466    352,332
     Hyster-Yale Materials Handling, Inc....................  2,873    173,673
     ICF International, Inc.................................  4,421    325,562
 *   IES Holdings, Inc......................................  1,262     22,388
 *   InnerWorkings, Inc..................................... 18,477    132,850
     Insteel Industries, Inc................................  4,744    123,913
     ITT, Inc............................................... 12,083    610,191
     Jacobs Engineering Group, Inc.......................... 16,852  1,265,417
 #*  JELD-WEN Holding, Inc..................................  3,300     53,658
 *   JetBlue Airways Corp................................... 84,042  1,406,023
     Kadant, Inc............................................  1,102    108,767
     Kaman Corp.............................................  6,925    439,876
     KBR, Inc............................................... 27,351    541,003
     Kelly Services, Inc., Class A..........................  9,154    215,027
     Kennametal, Inc........................................  9,814    347,906
 #*  KeyW Holding Corp. (The)............................... 12,907    101,062
     Kimball International, Inc., Class B...................    655     10,781
 *   Kirby Corp............................................. 14,913  1,072,841
 #   Knight-Swift Transportation Holdings, Inc.............. 23,042    737,344
     Knoll, Inc.............................................  3,746     74,358
     Korn/Ferry International............................... 13,957    630,019
 *   Lawson Products, Inc...................................  1,607     53,127
 *   LB Foster Co., Class A.................................  3,630     65,993
 *   Limbach Holdings, Inc..................................  1,631     15,478
     LS Starrett Co. (The), Class A.........................    489      2,650
     LSC Communications, Inc................................  6,962     65,652
     LSI Industries, Inc....................................  7,336     31,692

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INDUSTRIALS -- (Continued)
 *   Lydall, Inc............................................  2,294 $   68,522
 #   Macquarie Infrastructure Corp.......................... 10,809    399,393
 *   Manitowoc Co., Inc. (The)..............................  7,881    144,065
     ManpowerGroup, Inc.....................................  7,979    608,718
     Marten Transport, Ltd.................................. 14,216    273,800
 *   Masonite International Corp............................  5,954    329,792
 #*  MasTec, Inc............................................  7,098    308,834
     Matson, Inc............................................ 10,742    376,829
     Matthews International Corp., Class A..................  4,448    185,126
     McGrath RentCorp.......................................  5,993    319,966
 *   Mercury Systems, Inc...................................  8,735    409,322
 *   Milacron Holdings Corp................................. 12,467    174,538
     Miller Industries, Inc.................................  3,056     73,864
 *   Mistras Group, Inc.....................................  5,968    118,763
     Mobile Mini, Inc.......................................  8,725    358,772
     Moog, Inc., Class A....................................  6,241    446,544
 *   MRC Global, Inc........................................ 12,329    195,168
     Mueller Industries, Inc................................  5,280    128,568
     Multi-Color Corp.......................................  2,743    145,818
 *   MYR Group, Inc.........................................  3,861    128,919
     National Presto Industries, Inc........................  1,049    130,779
     Navigant Consulting, Inc............................... 12,572    271,555
 #*  Nexeo Solutions, Inc...................................  6,747     70,506
     Nielsen Holdings P.L.C.................................  2,418     62,820
 *   NL Industries, Inc.....................................  5,599     29,675
     NN, Inc................................................  9,772    113,355
 *   Northwest Pipe Co......................................  4,013     71,472
 *   NOW, Inc............................................... 28,487    365,773
 *   NV5 Global, Inc........................................  1,675    130,767
     nVent Electric P.L.C...................................  4,389    107,179
 *   Orion Group Holdings, Inc..............................  8,609     40,634
     Owens Corning.......................................... 14,244    673,314
 *   PAM Transportation Services, Inc.......................  1,458     85,468
     Park-Ohio Holdings Corp................................  2,900     95,932
 *   Patriot Transportation Holding, Inc....................    178      3,560
 *   Perma-Pipe International Holdings, Inc.................  1,500     13,725
     PICO Holdings, Inc.....................................  8,513     97,218
     Powell Industries, Inc.................................  4,041    117,836
     Preformed Line Products Co.............................  1,747    110,410
     Primoris Services Corp................................. 12,426    263,058
     Quad/Graphics, Inc.....................................  6,182     95,388
     Quanex Building Products Corp.......................... 10,042    148,822
 *   Quanta Services, Inc................................... 38,352  1,196,582
 *   Radiant Logistics, Inc................................. 12,254     66,662
     RCM Technologies, Inc..................................  4,177     17,669
     Regal Beloit Corp...................................... 10,781    772,998
     Resources Connection, Inc.............................. 10,756    175,538
 #   REV Group, Inc.........................................  2,009     21,918
 *   Revolution Lighting Technologies, Inc..................  1,826      2,812
 *   Rexnord Corp........................................... 10,538    282,524
 #*  Roadrunner Transportation Systems, Inc.................  2,210      1,016
     Rush Enterprises, Inc., Class A........................  6,105    216,056
     Rush Enterprises, Inc., Class B........................  1,650     59,499
     Ryder System, Inc...................................... 11,573    640,103
 *   Saia, Inc..............................................  6,347    398,972
     Schneider National, Inc., Class B...................... 12,155    265,830
     Scorpio Bulkers, Inc................................... 15,122     96,176
 *   Sensata Technologies Holding P.L.C.....................    252     11,819
 *   SIFCO Industries, Inc..................................    659      3,253

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 INDUSTRIALS -- (Continued)
     Simpson Manufacturing Co., Inc.........................  7,641 $   436,148
     SkyWest, Inc........................................... 13,399     767,629
     Snap-on, Inc...........................................  1,819     280,017
 *   SP Plus Corp...........................................  5,677     181,437
     Spartan Motors, Inc....................................  8,315      55,960
 *   Sparton Corp...........................................  2,441      30,220
 #*  Spirit Airlines, Inc................................... 16,509     856,817
 *   SPX FLOW, Inc..........................................  5,025     172,006
     Standex International Corp.............................  2,335     189,415
     Steelcase, Inc., Class A............................... 19,031     315,915
 *   Sterling Construction Co., Inc.........................  6,799      77,237
     Sun Hydraulics Corp....................................  1,147      53,221
 #*  Sunrun, Inc............................................ 14,696     180,173
 #*  Team, Inc..............................................  8,866     176,433
     Terex Corp.............................................  5,734     191,458
     Tetra Tech, Inc........................................ 12,224     807,273
 *   Textainer Group Holdings, Ltd..........................  7,888      92,526
 *   Thermon Group Holdings, Inc............................  8,245     177,927
     Timken Co. (The)....................................... 11,449     452,808
     Titan International, Inc............................... 16,208     114,428
 *   Titan Machinery, Inc...................................  7,999     113,986
 *   TriMas Corp............................................  6,595     194,223
     Trinity Industries, Inc................................ 46,408   1,324,948
     Triton International, Ltd.............................. 18,560     597,075
 #   Triumph Group, Inc.....................................  9,893     180,547
 *   TrueBlue, Inc..........................................  9,839     229,544
 *   Tutor Perini Corp...................................... 12,998     201,469
 *   Twin Disc, Inc.........................................  2,022      38,681
 *   Ultralife Corp.........................................    969       6,560
     UniFirst Corp..........................................  1,599     238,731
     Universal Forest Products, Inc......................... 14,860     420,092
 *   USA Truck, Inc.........................................  3,957      77,834
 *   USG Corp...............................................  4,668     197,083
     Valmont Industries, Inc................................  1,496     185,968
 *   Vectrus, Inc...........................................  2,279      61,077
 *   Veritiv Corp...........................................  3,347     111,589
     Viad Corp..............................................  5,089     243,712
     Virco Manufacturing Corp...............................  4,400      19,052
     VSE Corp...............................................  1,686      52,873
     Wabash National Corp................................... 14,256     215,266
 *   WageWorks, Inc.........................................    542      21,577
     Watts Water Technologies, Inc., Class A................  5,095     356,905
 #   Werner Enterprises, Inc................................ 17,945     577,650
 *   Wesco Aircraft Holdings, Inc........................... 23,343     237,632
 *   WESCO International, Inc............................... 13,228     663,781
 #*  Willdan Group, Inc.....................................    527      15,915
 *   Willis Lease Finance Corp..............................  2,293      79,384
                                                                    -----------
 TOTAL INDUSTRIALS..........................................         66,008,966
                                                                    -----------
 INFORMATION TECHNOLOGY -- (9.7%)
 *   ADDvantage Technologies Group, Inc.....................  1,399       1,875
     ADTRAN, Inc............................................ 24,155     324,643
 *   Advanced Energy Industries, Inc........................    300      12,909
 *   Agilysys, Inc..........................................  4,119      67,016
 #*  Airgain, Inc...........................................  1,645      21,105
 *   Alpha & Omega Semiconductor, Ltd.......................  5,883      54,535
 *   Amkor Technology, Inc.................................. 81,248     580,923
 #*  Amtech Systems, Inc....................................  6,555      30,743
 *   Anixter International, Inc............................. 10,348     679,760

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INFORMATION TECHNOLOGY -- (Continued)
 *   ARRIS International P.L.C.............................. 39,772 $  989,130
 *   Arrow Electronics, Inc................................. 33,966  2,299,838
     AstroNova, Inc.........................................  1,475     28,497
 *   Aviat Networks, Inc....................................  1,600     23,696
     Avnet, Inc............................................. 46,812  1,875,757
     AVX Corp............................................... 33,177    553,392
 *   Aware, Inc.............................................  4,272     16,362
 *   Axcelis Technologies, Inc..............................  9,046    156,134
 #*  AXT, Inc............................................... 15,993    105,394
     Bel Fuse, Inc., Class B................................  3,659     80,498
 #   Belden, Inc............................................  5,694    307,761
     Benchmark Electronics, Inc.............................  9,349    204,089
 *   Black Box Corp.........................................  6,583      5,661
 #*  BroadVision, Inc.......................................  1,325      2,319
     Brooks Automation, Inc................................. 13,745    426,507
 *   BSQUARE Corp...........................................  2,065      4,750
 *   CACI International, Inc., Class A......................  4,175    745,071
 *   Calix, Inc............................................. 14,209    103,726
 *   Cardtronics P.L.C., Class A............................  5,668    153,943
     Cass Information Systems, Inc..........................    519     34,306
 *   CEVA, Inc..............................................  1,433     35,309
 *   Ciena Corp.............................................  5,655    176,775
 *   Cirrus Logic, Inc...................................... 10,576    395,965
 *   Clearfield, Inc........................................  1,200     14,424
 #*  Coherent, Inc..........................................  1,015    124,987
     Cohu, Inc.............................................. 12,716    264,493
 *   CommScope Holding Co., Inc.............................  5,176    124,535
     Communications Systems, Inc............................  2,300      6,670
 *   Computer Task Group, Inc...............................  3,954     18,702
     Comtech Telecommunications Corp........................  7,920    221,126
 *   Cray, Inc..............................................  8,590    194,907
     CSP, Inc...............................................     66        825
     CTS Corp...............................................  8,123    216,803
 #*  CyberOptics Corp.......................................  2,716     57,416
     Daktronics, Inc........................................ 12,960     94,738
 *   Digi International, Inc................................  9,527    110,513
 *   Diodes, Inc............................................ 12,034    363,306
 *   DSP Group, Inc.........................................  3,572     43,686
 *   EchoStar Corp., Class A................................ 12,908    523,419
 *   Edgewater Technology, Inc..............................  3,967     18,447
 #*  Electro Scientific Industries, Inc.....................  7,444    215,876
 *   Electronics For Imaging, Inc........................... 10,573    321,948
 *   EMCORE Corp............................................  6,506     32,075
 *   ePlus, Inc.............................................  2,040    173,155
 *   Evolving Systems, Inc..................................  2,454      4,589
 *   Fabrinet...............................................  8,009    346,950
 *   FARO Technologies, Inc.................................  4,010    202,665
 *   Finisar Corp........................................... 28,108    469,123
 *   First Solar, Inc....................................... 16,495    689,491
 #*  Fitbit, Inc., Class A.................................. 25,305    119,693
 *   Flex, Ltd.............................................. 43,630    342,932
 *   FormFactor, Inc........................................ 14,214    173,979
 *   Frequency Electronics, Inc.............................  2,659     29,515
 *   GSI Technology, Inc....................................  4,816     28,463
 #*  Harmonic, Inc.......................................... 31,893    175,730
 #*  Ichor Holdings, Ltd....................................  1,261     22,383
 *   II-VI, Inc............................................. 15,571    579,708
 *   Infinera Corp.......................................... 21,463    118,905
 *   Insight Enterprises, Inc...............................  8,734    451,460

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INFORMATION TECHNOLOGY -- (Continued)
     InterDigital, Inc......................................  3,854 $  273,441
 *   inTEST Corp............................................  4,410     32,414
 *   Intevac, Inc...........................................  7,564     36,307
     Jabil, Inc............................................. 41,431  1,024,589
 *   KEMET Corp.............................................  7,124    155,161
 *   Key Tronic Corp........................................  2,718     19,923
 *   Kimball Electronics, Inc...............................  9,720    178,848
 *   Knowles Corp........................................... 24,185    391,313
     Kulicke & Soffa Industries, Inc........................ 12,487    253,861
 *   KVH Industries, Inc....................................  3,206     39,594
 #*  LightPath Technologies, Inc., Class A..................  1,873      3,409
 *   Limelight Networks, Inc................................  6,585     26,538
 *   LiveRamp Holdings, Inc................................. 26,374  1,204,764
     LogMeIn, Inc...........................................  5,903    508,366
 *   Luxoft Holding, Inc....................................    321     13,235
 #*  MACOM Technology Solutions Holdings, Inc...............  4,928     69,337
     ManTech International Corp., Class A...................  6,874    393,743
 #*  MaxLinear, Inc.........................................  3,779     73,350
     Methode Electronics, Inc...............................  4,969    147,082
 *   MicroStrategy, Inc., Class A...........................  1,004    126,474
     MKS Instruments, Inc...................................  7,498    552,528
     Monotype Imaging Holdings, Inc.........................  3,365     58,988
     MTS Systems Corp.......................................  2,568    121,595
 *   Nanometrics, Inc.......................................  5,858    187,807
 *   Napco Security Technologies, Inc.......................  1,772     24,932
 #*  NeoPhotonics Corp...................................... 13,287    106,296
 *   NETGEAR, Inc...........................................  7,554    419,096
 *   NetScout Systems, Inc.................................. 19,624    495,702
     Network-1 Technologies, Inc............................  3,000      8,040
 *   ON Semiconductor Corp.................................. 24,466    415,922
 *   OneSpan, Inc...........................................  7,254    106,452
 *   Optical Cable Corp.....................................  1,600      7,600
 *   OSI Systems, Inc.......................................  3,974    274,842
 *   PAR Technology Corp....................................  4,662     82,517
     Park Electrochemical Corp..............................  5,863    103,541
     PC Connection, Inc.....................................  6,934    229,793
 *   PCM, Inc...............................................  4,296     81,066
     PC-Tel, Inc............................................  4,282     18,926
 #*  PDF Solutions, Inc.....................................  7,095     56,760
 *   Perficient, Inc........................................  9,552    238,991
     Perspecta, Inc.........................................  3,714     90,956
 *   Photronics, Inc........................................ 18,041    175,719
 *   Plexus Corp............................................  8,395    490,268
 *   PRGX Global, Inc.......................................  2,300     19,734
 *   Rambus, Inc............................................ 23,438    204,145
 *   RealNetworks, Inc......................................  5,224     11,023
     RF Industries, Ltd.....................................    681      5,285
 *   Ribbon Communications, Inc............................. 12,578     85,530
     Richardson Electronics, Ltd............................  3,224     24,631
 *   Rogers Corp............................................  4,023    495,070
 *   Rubicon Project, Inc. (The)............................ 13,046     44,487
 *   Rudolph Technologies, Inc..............................  8,606    178,919
 *   Sanmina Corp........................................... 20,163    510,124
 *   ScanSource, Inc........................................  6,350    246,888
 *   Seachange International, Inc........................... 13,521     22,039
 *   Steel Connect, Inc..................................... 11,199     22,958
 #*  Stratasys, Ltd.........................................  9,275    176,782
 *   Super Micro Computer, Inc.............................. 12,744    166,946
 *   Sykes Enterprises, Inc................................. 10,441    320,225

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Synaptics, Inc.........................................   5,828 $   218,783
*   Synchronoss Technologies, Inc..........................   8,428      49,894
    SYNNEX Corp............................................  10,748     834,152
*   Tech Data Corp.........................................   9,711     686,179
*   Telaria, Inc...........................................     780       2,285
    TESSCO Technologies, Inc...............................   3,407      41,174
    TiVo Corp..............................................  35,879     394,669
*   TTM Technologies, Inc..................................  26,524     310,331
#*  Ultra Clean Holdings, Inc..............................  11,190     117,719
*   Veeco Instruments, Inc.................................  14,697     139,768
*   Verint Systems, Inc....................................   6,607     301,742
*   Viavi Solutions, Inc...................................  12,830     147,930
*   Virtusa Corp...........................................   2,423     120,157
    Vishay Intertechnology, Inc............................  34,468     630,764
*   Vishay Precision Group, Inc............................   2,563      83,169
    Xerox Corp.............................................  36,334   1,012,629
    Xperi Corp.............................................   5,598      72,774
                                                                    -----------
TOTAL INFORMATION TECHNOLOGY...............................          34,415,017
                                                                    -----------
MATERIALS -- (5.6%)
*   AdvanSix, Inc..........................................   1,833      50,847
*   AgroFresh Solutions, Inc...............................  10,796      61,645
*   Alcoa Corp.............................................  29,596   1,035,564
#*  Allegheny Technologies, Inc............................  12,383     320,596
    American Vanguard Corp.................................   9,936     159,970
*   Ampco-Pittsburgh Corp..................................   4,848      17,986
    Ashland Global Holdings, Inc...........................  13,288     983,046
    Boise Cascade Co.......................................   9,960     306,668
    Carpenter Technology Corp..............................  13,131     572,643
*   Century Aluminum Co....................................  15,308     121,546
*   Clearwater Paper Corp..................................   4,361     105,275
*   Coeur Mining, Inc......................................  32,834     156,946
    Commercial Metals Co...................................  17,876     340,717
    Core Molding Technologies, Inc.........................   2,490      16,957
    Domtar Corp............................................  12,467     577,347
    Ferroglobe P.L.C.......................................   8,682      52,873
#*  Flotek Industries, Inc.................................  15,915      28,806
    Friedman Industries, Inc...............................   1,905      16,764
    FutureFuel Corp........................................  14,713     241,293
    Gold Resource Corp.....................................   7,937      34,367
#   Graphic Packaging Holding Co...........................  33,237     365,939
    Greif, Inc., Class A...................................   6,268     296,476
    Greif, Inc., Class B...................................   1,431      73,496
    Hawkins, Inc...........................................   2,704      91,017
    Haynes International, Inc..............................   3,948     114,334
    HB Fuller Co...........................................  10,074     447,890
    Hecla Mining Co........................................ 130,656     313,574
    Huntsman Corp..........................................  52,125   1,140,495
    Innophos Holdings, Inc.................................   4,390     128,627
    Innospec, Inc..........................................   6,121     409,617
*   Intrepid Potash, Inc...................................  31,876     125,910
    KapStone Paper and Packaging Corp......................  22,203     777,105
    KMG Chemicals, Inc.....................................   3,863     289,802
*   Kraton Corp............................................   7,897     217,483
    Kronos Worldwide, Inc..................................   2,402      33,700
    Louisiana-Pacific Corp.................................  24,028     523,090
*   LSB Industries, Inc....................................   3,651      27,748
    Materion Corp..........................................   6,626     376,556
    Mercer International, Inc..............................  16,859     256,425

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------ ------------
MATERIALS -- (Continued)
     Minerals Technologies, Inc.............................  7,929 $    434,113
#    Nexa Resources SA......................................    968       10,793
     Olin Corp.............................................. 30,411      614,302
     Olympic Steel, Inc.....................................  3,793       71,536
*    Owens-Illinois, Inc....................................  5,038       78,945
     PH Glatfelter Co....................................... 10,635      190,366
*    Platform Specialty Products Corp....................... 63,028      681,963
*    PQ Group Holdings, Inc.................................  2,116       33,962
     Rayonier Advanced Materials, Inc.......................  6,945       85,979
     Reliance Steel & Aluminum Co........................... 21,094    1,664,738
*    Resolute Forest Products, Inc.......................... 21,514      242,463
     Schnitzer Steel Industries, Inc., Class A..............  8,293      223,082
     Schweitzer-Mauduit International, Inc..................  7,750      247,380
     Sonoco Products Co..................................... 14,531      793,102
     Stepan Co..............................................  5,683      469,359
#*   Summit Materials, Inc., Class A........................ 12,664      170,964
*    SunCoke Energy, Inc.................................... 19,275      215,880
     Synalloy Corp..........................................    842       15,569
#*   TimkenSteel Corp....................................... 17,420      202,595
*    Trecora Resources......................................  3,192       34,474
     Tredegar Corp..........................................  6,533      121,514
     Trinseo SA.............................................    194       10,453
     Tronox, Ltd., Class A.................................. 16,399      187,769
*    UFP Technologies, Inc..................................  1,242       42,874
     United States Lime & Minerals, Inc.....................    941       70,584
#    United States Steel Corp............................... 33,986      901,649
*    Universal Stainless & Alloy Products, Inc..............  2,690       52,832
#*   US Concrete, Inc.......................................  1,182       38,580
*    Verso Corp., Class A...................................  7,342      206,384
     Worthington Industries, Inc............................ 13,566      568,144
                                                                    ------------
TOTAL MATERIALS.............................................          19,893,488
                                                                    ------------
REAL ESTATE -- (0.6%)
     Alexander & Baldwin, Inc...............................  6,036      117,943
     Consolidated-Tomoka Land Co............................  1,012       58,615
     CorePoint Lodging, Inc.................................  1,453       23,786
#*   Forestar Group, Inc....................................  1,413       25,434
*    FRP Holdings, Inc......................................    768       37,225
*    Howard Hughes Corp. (The)..............................  4,402      490,911
     Jones Lang LaSalle, Inc................................    325       42,984
     Kennedy-Wilson Holdings, Inc........................... 24,251      460,284
*    Rafael Holdings, Inc., Class B.........................  5,162       42,019
     RE/MAX Holdings, Inc., Class A.........................  3,415      127,687
#    Realogy Holdings Corp.................................. 27,392      522,365
#*   St Joe Co. (The).......................................  4,421       67,155
*    Stratus Properties, Inc................................    650       18,753
*    Tejon Ranch Co.........................................  7,057      134,083
                                                                    ------------
TOTAL REAL ESTATE...........................................           2,169,244
                                                                    ------------
UTILITIES -- (0.1%)
     Ormat Technologies, Inc................................  9,366      479,258
                                                                    ------------
TOTAL COMMON STOCKS.........................................         329,964,432
                                                                    ------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>  Media General, Inc. Contingent Value Rights............ 11,816        1,182
                                                                    ------------

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                               Shares      Value+
                                                              --------- ------------
      INFORMATION TECHNOLOGY -- (0.0%)
*     SMTC Corp. Rights......................................     1,836 $      5,783
                                                                        ------------
TOTAL RIGHTS/WARRANTS........................................                  6,965
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            329,971,397
                                                                        ------------
                                                                           Value
                                                                        ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government
        Money Market Fund 2.090%.............................   249,520      249,520
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (7.4%)
@(S)  DFA Short Term Investment Fund......................... 2,299,168   26,601,372
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $340,381,713)............           $356,822,289
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        ---------------------------------------------
                                                          Level 1      Level 2   Level 3    Total
                                                        ------------ ----------- ------- ------------
Common Stocks
   Communication Services.............................. $ 10,377,682          --   --    $ 10,377,682
   Consumer Discretionary..............................   40,981,062          --   --      40,981,062
   Consumer Staples....................................   13,327,552          --   --      13,327,552
   Energy..............................................   30,605,228          --   --      30,605,228
   Financials..........................................   92,993,969 $     3,511   --      92,997,480
   Healthcare..........................................   18,709,455          --   --      18,709,455
   Industrials.........................................   66,008,966          --   --      66,008,966
   Information Technology..............................   34,415,017          --   --      34,415,017
   Materials...........................................   19,893,488          --   --      19,893,488
   Real Estate.........................................    2,169,244          --   --       2,169,244
   Utilities...........................................      479,258          --   --         479,258
Rights/Warrants
   Consumer Discretionary..............................           --       1,182   --           1,182
   Information Technology..............................        5,783          --   --           5,783
Temporary Cash Investments.............................      249,520          --   --         249,520
Securities Lending Collateral..........................           --  26,601,372   --      26,601,372
                                                        ------------ -----------   --    ------------
TOTAL.................................................. $330,216,224 $26,606,065   --    $356,822,289
                                                        ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (8.6%)
    Altice USA, Inc., Class A..............................  16,543 $   269,816
    AT&T, Inc.............................................. 553,930  16,994,572
    CenturyLink, Inc....................................... 100,001   2,064,021
*   Charter Communications, Inc., Class A..................  13,352   4,277,580
    Comcast Corp., Class A................................. 328,410  12,525,557
#*  Discovery, Inc., Class A...............................  20,493     663,768
*   Discovery, Inc., Class C...............................  23,097     676,973
*   DISH Network Corp., Class A............................   6,976     214,442
*   Liberty Broadband Corp., Class A.......................     600      49,674
*   Liberty Broadband Corp., Class C.......................   3,821     316,876
#*  Liberty Media Corp.-Liberty Braves, Class A............     214       5,521
*   Liberty Media Corp.-Liberty Braves, Class C............     690      17,871
#*  Liberty Media Corp.-Liberty Formula One, Class A.......     535      16,954
*   Liberty Media Corp.-Liberty Formula One, Class C.......   1,727      57,129
*   Liberty Media Corp.-Liberty SiriusXM, Class A..........   2,140      88,254
*   Liberty Media Corp.-Liberty SiriusXM, Class C..........   6,909     285,134
    Lions Gate Entertainment Corp., Class A................     394       7,549
    Lions Gate Entertainment Corp., Class B................   1,791      31,862
*   Madison Square Garden Co. (The), Class A...............     622     172,058
    News Corp., Class A....................................  10,744     141,713
    News Corp., Class B....................................   6,265      83,575
#*  Sprint Corp............................................  33,154     202,903
*   T-Mobile US, Inc.......................................  16,821   1,153,080
    Viacom, Inc., Class B..................................  27,323     873,790
                                                                    -----------
TOTAL COMMUNICATION SERVICES...............................          41,190,672
                                                                    -----------
    CONSUMER DISCRETIONARY -- (6.8%)
#   Adient P.L.C...........................................   5,199     158,154
    Advance Auto Parts, Inc................................   4,728     755,345
    Aramark................................................   3,052     109,628
#   Autoliv, Inc...........................................   6,304     525,375
#*  AutoNation, Inc........................................   5,669     229,481
    BorgWarner, Inc........................................  20,653     813,935
    Carnival Corp..........................................  24,422   1,368,609
*   Dollar Tree, Inc.......................................   9,952     838,954
    DR Horton, Inc.........................................  50,604   1,819,720
    Foot Locker, Inc.......................................   9,583     451,743
    Ford Motor Co.......................................... 255,773   2,442,632
    Gap, Inc. (The)........................................     392      10,702
    Garmin, Ltd............................................  12,206     807,549
    General Motors Co......................................  92,225   3,374,513
    Gentex Corp............................................  27,109     570,644
    Goodyear Tire & Rubber Co. (The).......................  25,015     526,816
    Harley-Davidson, Inc...................................   2,993     114,392
    Hyatt Hotels Corp., Class A............................   2,188     151,410
#   International Game Technology P.L.C....................   4,059      75,294
    Kohl's Corp............................................  24,910   1,886,434
    Lear Corp..............................................   6,060     805,374
    Lennar Corp., Class A..................................  20,182     867,422
    Lennar Corp., Class B..................................     607      21,712
*   LKQ Corp...............................................  22,046     601,194
    Macy's, Inc............................................  40,996   1,405,753
    MGM Resorts International..............................  32,476     866,460
*   Mohawk Industries, Inc.................................   9,865   1,230,461
#   Newell Brands, Inc.....................................  10,577     167,963

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Norwegian Cruise Line Holdings, Ltd....................  26,812 $ 1,181,605
    PulteGroup, Inc........................................  39,397     967,984
    PVH Corp...............................................   8,175     987,458
*   Qurate Retail, Inc.....................................  46,141   1,012,334
    Ralph Lauren Corp......................................   5,787     750,053
    Royal Caribbean Cruises, Ltd...........................  17,135   1,794,549
    Target Corp............................................  16,562   1,385,080
    Toll Brothers, Inc.....................................   5,980     201,287
#*  Veoneer, Inc...........................................   6,304     211,688
    Whirlpool Corp.........................................   7,935     870,946
                                                                    -----------
TOTAL CONSUMER DISCRETIONARY...............................          32,360,653
                                                                    -----------
CONSUMER STAPLES -- (5.0%)
    Archer-Daniels-Midland Co..............................  20,188     953,883
    Bunge, Ltd.............................................   9,355     578,139
    Conagra Brands, Inc....................................   4,245     151,127
    Coty, Inc., Class A....................................  11,459     120,892
    Ingredion, Inc.........................................   1,878     190,016
    JM Smucker Co. (The)...................................  13,623   1,475,643
    Kraft Heinz Co. (The)..................................  13,469     740,391
    Kroger Co. (The).......................................  31,514     937,857
    Molson Coors Brewing Co., Class B......................  23,693   1,516,352
    Mondelez International, Inc., Class A..................  63,318   2,658,090
#*  Post Holdings, Inc.....................................   6,680     590,645
    Seaboard Corp..........................................      12      46,380
    Tyson Foods, Inc., Class A.............................  23,525   1,409,618
*   US Foods Holding Corp..................................  20,298     592,093
    Walgreens Boots Alliance, Inc..........................  52,067   4,153,384
    Walmart, Inc...........................................  76,563   7,677,738
                                                                    -----------
TOTAL CONSUMER STAPLES.....................................          23,792,248
                                                                    -----------
ENERGY -- (14.4%)
    Anadarko Petroleum Corp................................  15,686     834,495
#*  Antero Resources Corp..................................   7,032     111,739
    Apache Corp............................................  36,776   1,391,236
*   Apergy Corp............................................   5,020     195,730
    Baker Hughes a GE Co...................................  14,996     400,243
#*  Centennial Resource Development, Inc., Class A.........   2,900      55,564
    Chevron Corp...........................................  96,429  10,766,298
    Cimarex Energy Co......................................   1,184      94,093
*   Concho Resources, Inc..................................  12,560   1,746,970
    ConocoPhillips.........................................  74,985   5,241,452
    Devon Energy Corp......................................  41,038   1,329,631
#   Diamondback Energy, Inc................................   8,510     956,184
    Exxon Mobil Corp....................................... 224,741  17,907,363
    Helmerich & Payne, Inc.................................   6,825     425,129
    Hess Corp..............................................  14,260     818,524
    HollyFrontier Corp.....................................  23,175   1,562,922
    Kinder Morgan, Inc..................................... 128,290   2,183,496
    Marathon Oil Corp......................................  95,803   1,819,299
    Marathon Petroleum Corp................................  64,842   4,568,119
    Murphy Oil Corp........................................  14,637     466,335
    National Oilwell Varco, Inc............................  19,350     712,080
    Noble Energy, Inc......................................  48,069   1,194,515
    Occidental Petroleum Corp..............................  52,103   3,494,548
*   Parsley Energy, Inc., Class A..........................  11,062     259,072
    PBF Energy, Inc., Class A..............................   8,760     366,606
    Peabody Energy Corp....................................   8,456     299,765

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
    Phillips 66............................................  14,531 $ 1,494,077
    Pioneer Natural Resources Co...........................   6,038     889,216
    Schlumberger, Ltd......................................  29,353   1,506,102
    Targa Resources Corp...................................  16,690     862,372
    TechnipFMC P.L.C.......................................  22,952     603,638
#*  Transocean, Ltd........................................   8,100      89,181
    Valero Energy Corp.....................................  32,870   2,994,128
    Williams Cos., Inc. (The)..............................  31,899     776,103
*   WPX Energy, Inc........................................   9,946     159,534
                                                                    -----------
TOTAL ENERGY...............................................          68,575,759
                                                                    -----------
FINANCIALS -- (23.3%)
    Aflac, Inc.............................................  42,650   1,836,935
    Alleghany Corp.........................................     521     312,954
    Allstate Corp. (The)...................................  12,924   1,237,085
    Ally Financial, Inc....................................  51,633   1,311,995
    American Financial Group, Inc..........................   5,612     561,368
    American International Group, Inc......................  26,466   1,092,781
*   Arch Capital Group, Ltd................................  11,751     333,376
    Assurant, Inc..........................................   3,963     385,243
*   Athene Holding, Ltd., Class A..........................   6,508     297,546
    Axis Capital Holdings, Ltd.............................   1,673      93,337
    Bank of America Corp................................... 410,962  11,301,482
    Bank of New York Mellon Corp. (The)....................  62,976   2,980,654
    BB&T Corp..............................................  36,312   1,785,098
*   Berkshire Hathaway, Inc., Class B......................  47,177   9,684,495
*   Brighthouse Financial, Inc.............................   2,289      90,713
    Capital One Financial Corp.............................  34,138   3,048,523
    Chubb, Ltd.............................................   9,800   1,224,118
    Cincinnati Financial Corp..............................   2,242     176,311
    CIT Group, Inc.........................................   8,140     385,673
    Citigroup, Inc......................................... 126,031   8,249,989
    Citizens Financial Group, Inc..........................  14,080     525,888
    CNA Financial Corp.....................................   3,404     147,631
    Everest Re Group, Ltd..................................   2,530     551,186
    Fifth Third Bancorp....................................  66,801   1,802,959
    First American Financial Corp..........................   2,900     128,557
    First Horizon National Corp............................   2,778      44,837
    Franklin Resources, Inc................................     367      11,194
    Goldman Sachs Group, Inc. (The)........................  25,386   5,721,243
    Hartford Financial Services Group, Inc. (The)..........  39,107   1,776,240
    Huntington Bancshares, Inc.............................  80,708   1,156,546
    Invesco, Ltd...........................................  12,680     275,283
    Janus Henderson Group P.L.C............................   3,700      90,909
    Jefferies Financial Group, Inc.........................   6,961     149,453
    JPMorgan Chase & Co.................................... 118,846  12,956,591
    KeyCorp................................................  62,044   1,126,719
    Lincoln National Corp..................................  11,260     677,739
    Loews Corp.............................................  17,112     796,735
    M&T Bank Corp..........................................   1,901     314,444
    MetLife, Inc...........................................  25,180   1,037,164
    Morgan Stanley.........................................  91,268   4,167,297
#   New York Community Bancorp, Inc........................  21,486     205,836
    Old Republic International Corp........................  13,666     301,335
    PacWest Bancorp........................................   7,951     322,970
    People's United Financial, Inc.........................   8,409     131,685
    Pinnacle Financial Partners, Inc.......................   1,634      85,458
    PNC Financial Services Group, Inc. (The)...............  21,899   2,813,803
    Principal Financial Group, Inc.........................  25,214   1,186,823

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
FINANCIALS -- (Continued)
#   Prosperity Bancshares, Inc.............................   2,167 $    140,920
    Prudential Financial, Inc..............................  13,537    1,269,500
    Regions Financial Corp.................................  97,923    1,661,753
    Reinsurance Group of America, Inc......................   4,352      619,594
    RenaissanceRe Holdings, Ltd............................   2,550      311,508
    Santander Consumer USA Holdings, Inc...................  14,288      267,900
    State Street Corp......................................   3,710      255,062
    Sterling Bancorp.......................................   2,500       44,950
    SunTrust Banks, Inc....................................  20,607    1,291,235
    Synchrony Financial....................................   6,517      188,211
    Travelers Cos., Inc. (The).............................  19,149    2,396,114
    Unum Group.............................................  18,168      658,772
    Voya Financial, Inc....................................   6,430      281,377
    Wells Fargo & Co....................................... 296,291   15,771,570
    WR Berkley Corp........................................   5,696      432,326
    Zions Bancorp NA.......................................  15,492      728,899
                                                                    ------------
TOTAL FINANCIALS...........................................          111,215,892
                                                                    ------------
HEALTHCARE -- (15.9%)
    Abbott Laboratories....................................  57,952    3,995,211
    Aetna, Inc.............................................  21,525    4,270,560
    Allergan P.L.C.........................................   7,075    1,117,921
    Anthem, Inc............................................  19,167    5,281,850
*   Bio-Rad Laboratories, Inc., Class A....................     754      205,729
    Cardinal Health, Inc...................................   8,073      408,494
*   Centene Corp...........................................  20,648    2,690,847
    Cigna Corp.............................................  12,108    2,588,812
    CVS Health Corp........................................  73,289    5,305,391
    Danaher Corp...........................................  32,152    3,195,909
*   DaVita, Inc............................................  19,353    1,303,231
    DENTSPLY SIRONA, Inc...................................   5,350      185,271
*   Express Scripts Holding Co.............................  37,088    3,596,423
    Humana, Inc............................................   8,529    2,732,777
*   IQVIA Holdings, Inc....................................  11,213    1,378,414
*   Laboratory Corp. of America Holdings...................  12,237    1,964,650
    McKesson Corp..........................................  10,191    1,271,429
*   MEDNAX, Inc............................................   5,695      235,147
    Medtronic P.L.C........................................  69,631    6,254,256
*   Mylan NV...............................................  48,815    1,525,469
    PerkinElmer, Inc.......................................     200       17,296
#   Perrigo Co. P.L.C......................................   8,650      608,095
    Pfizer, Inc............................................ 412,985   17,783,134
    Quest Diagnostics, Inc.................................  15,230    1,433,295
    STERIS P.L.C...........................................   3,874      423,467
*   Syneos Health, Inc.....................................   1,106       50,467
    Thermo Fisher Scientific, Inc..........................  16,736    3,910,366
*   United Therapeutics Corp...............................   3,563      394,994
    Universal Health Services, Inc., Class B...............   8,793    1,068,877
    Zimmer Biomet Holdings, Inc............................   6,119      695,057
                                                                    ------------
TOTAL HEALTHCARE...........................................           75,892,839
                                                                    ------------
INDUSTRIALS -- (9.0%)
*   AECOM..................................................   9,375      273,187
    AGCO Corp..............................................   8,813      493,880
    Alaska Air Group, Inc..................................   6,642      407,952
    AMERCO.................................................   1,048      342,151
    Arconic, Inc...........................................  31,892      648,364
    Carlisle Cos., Inc.....................................   6,401      618,273

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ -----------
 INDUSTRIALS -- (Continued)
     Copa Holdings SA, Class A..............................  1,392 $   100,823
     Cummins, Inc...........................................  2,707     370,020
     Curtiss-Wright Corp....................................  1,771     193,854
     Delta Air Lines, Inc................................... 45,864   2,510,137
     Dover Corp............................................. 10,840     897,986
     Eaton Corp. P.L.C...................................... 31,345   2,246,496
     FedEx Corp............................................. 16,155   3,559,593
     Flowserve Corp.........................................  2,500     114,750
     Fluor Corp............................................. 15,095     662,067
     Fortune Brands Home & Security, Inc....................  1,632      73,163
     General Electric Co.................................... 65,537     661,924
 *   Genesee & Wyoming, Inc., Class A.......................  2,258     178,901
     Ingersoll-Rand P.L.C................................... 13,320   1,277,921
     Jacobs Engineering Group, Inc..........................  6,798     510,462
 *   JetBlue Airways Corp................................... 35,732     597,796
     Johnson Controls International P.L.C................... 45,036   1,439,801
     Kansas City Southern................................... 11,873   1,210,571
 #   Knight-Swift Transportation Holdings, Inc..............  4,400     140,800
     L3 Technologies, Inc...................................  6,230   1,180,398
     ManpowerGroup, Inc.....................................  7,464     569,428
     Nielsen Holdings P.L.C................................. 25,763     669,323
     Norfolk Southern Corp.................................. 19,191   3,220,825
     nVent Electric P.L.C................................... 18,871     460,830
     Oshkosh Corp...........................................  7,131     400,334
     Owens Corning.......................................... 13,548     640,414
     PACCAR, Inc............................................ 15,231     871,365
     Pentair P.L.C.......................................... 20,773     834,036
 *   Quanta Services, Inc................................... 13,088     408,346
     Republic Services, Inc................................. 28,633   2,081,046
 *   Sensata Technologies Holding P.L.C.....................  3,654     171,373
     Snap-on, Inc...........................................  3,986     613,605
     Southwest Airlines Co.................................. 29,205   1,433,965
     Stanley Black & Decker, Inc............................ 14,613   1,702,707
 *   Stericycle, Inc........................................  2,878     143,814
 *   Teledyne Technologies, Inc.............................    412      91,167
     Textron, Inc........................................... 32,300   1,732,249
     Trinity Industries, Inc................................  4,728     134,984
 *   United Continental Holdings, Inc....................... 30,813   2,634,820
     United Technologies Corp............................... 13,436   1,668,885
 *   USG Corp...............................................  5,422     228,917
 #   Wabtec Corp............................................  4,613     378,358
 *   XPO Logistics, Inc..................................... 14,263   1,274,827
                                                                    -----------
 TOTAL INDUSTRIALS..........................................         43,076,888
                                                                    -----------
 INFORMATION TECHNOLOGY -- (10.8%)
 *   Akamai Technologies, Inc...............................  1,808     130,628
     Amdocs, Ltd............................................ 11,768     744,561
     Analog Devices, Inc....................................  8,695     727,858
 *   ARRIS International P.L.C.............................. 11,357     282,449
 *   Arrow Electronics, Inc................................. 11,131     753,680
     Avnet, Inc.............................................  7,787     312,025
     Broadcom, Inc..........................................  5,785   1,292,890
     CA, Inc................................................ 51,590   2,288,532
     Cisco Systems, Inc..................................... 96,314   4,406,365
     Corning, Inc........................................... 55,013   1,757,665
     Cypress Semiconductor Corp.............................  3,217      41,628
 *   Dell Technologies, Inc., Class V.......................  6,610     597,478
     Dolby Laboratories, Inc., Class A......................    858      59,039
     DXC Technology Co...................................... 16,497   1,201,477

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   EchoStar Corp., Class A................................     688 $    27,898
    Fidelity National Information Services, Inc............  20,027   2,084,811
*   First Solar, Inc.......................................   2,021      84,478
*   Flex, Ltd..............................................  27,933     219,553
    FLIR Systems, Inc......................................   3,183     147,405
    Hewlett Packard Enterprise Co.......................... 106,724   1,627,541
    HP, Inc................................................ 106,724   2,576,317
    Intel Corp............................................. 358,421  16,802,776
    Jabil, Inc.............................................  15,072     372,731
    Juniper Networks, Inc..................................  44,380   1,299,003
    Lam Research Corp......................................   4,526     641,470
    Leidos Holdings, Inc...................................  16,325   1,057,534
    LogMeIn, Inc...........................................     896      77,164
    Marvell Technology Group, Ltd..........................  17,533     287,717
*   Micron Technology, Inc.................................  86,728   3,271,380
    MKS Instruments, Inc...................................   2,848     209,869
*   ON Semiconductor Corp..................................  15,113     256,921
    Perspecta, Inc.........................................   4,634     113,487
*   Qorvo, Inc.............................................   8,700     639,537
    QUALCOMM, Inc..........................................  21,224   1,334,777
    SS&C Technologies Holdings, Inc........................   2,313     118,333
    SYNNEX Corp............................................   1,879     145,829
*   Synopsys, Inc..........................................     651      58,284
    TE Connectivity, Ltd...................................  15,323   1,155,661
    Western Digital Corp...................................  17,977     774,269
*   Worldpay, Inc., Class A................................   5,700     523,488
    Xerox Corp.............................................  28,577     796,441
                                                                    -----------
TOTAL INFORMATION TECHNOLOGY...............................          51,300,949
                                                                    -----------
MATERIALS -- (4.3%)
    Air Products & Chemicals, Inc..........................   5,398     833,181
#   Albemarle Corp.........................................   7,679     761,910
*   Alcoa Corp.............................................  16,263     569,042
    Ashland Global Holdings, Inc...........................   5,633     416,729
#   Ball Corp..............................................  10,479     469,459
    CF Industries Holdings, Inc............................  24,955   1,198,589
    DowDuPont, Inc.........................................  50,001   2,696,054
    Eastman Chemical Co....................................  18,227   1,428,086
    Freeport-McMoRan, Inc..................................  72,899     849,273
    Huntsman Corp..........................................  15,318     335,158
    International Paper Co.................................  13,776     624,879
#   Martin Marietta Materials, Inc.........................   4,539     777,440
    Mosaic Co. (The).......................................  21,306     659,208
    Newmont Mining Corp....................................  46,634   1,441,923
    Nucor Corp.............................................  42,059   2,486,528
    Olin Corp..............................................  13,239     267,428
    Reliance Steel & Aluminum Co...........................   8,693     686,052
    Royal Gold, Inc........................................   2,190     167,820
    Sonoco Products Co.....................................   1,490      81,324
    Steel Dynamics, Inc....................................  28,855   1,142,658
#   United States Steel Corp...............................  19,641     521,076
    Valvoline, Inc.........................................  16,013     318,979
    Vulcan Materials Co....................................   6,185     625,551
    Westlake Chemical Corp.................................   5,517     393,362
    WestRock Co............................................  17,163     737,494
                                                                    -----------
TOTAL MATERIALS............................................          20,489,203
                                                                    -----------

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value+
                                                              ------- ------------
REAL ESTATE -- (0.2%)
*     CBRE Group, Inc., Class A..............................   5,356 $    215,793
*     Howard Hughes Corp. (The)..............................     807       89,997
      Jones Lang LaSalle, Inc................................   5,582      738,275
                                                                      ------------
TOTAL REAL ESTATE............................................            1,044,065
                                                                      ------------
UTILITIES -- (0.3%)
      MDU Resources Group, Inc...............................   6,027      150,434
      NRG Energy, Inc........................................  17,305      626,268
*     Vistra Energy Corp.....................................  22,141      501,051
                                                                      ------------
TOTAL UTILITIES..............................................            1,277,753
                                                                      ------------
TOTAL COMMON STOCKS..........................................          470,216,921
                                                                      ------------
                                                                         Value
                                                                      ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%................................... 866,943      866,943
                                                                      ------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  DFA Short Term Investment Fund......................... 518,219    5,995,789
                                                                      ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $393,548,233)............         $477,079,653
                                                                      ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        --------------------------------------------
                                                          Level 1     Level 2   Level 3    Total
                                                        ------------ ---------- ------- ------------
Common Stocks
   Communication Services.............................. $ 41,190,672         --   --    $ 41,190,672
   Consumer Discretionary..............................   32,360,653         --   --      32,360,653
   Consumer Staples....................................   23,792,248         --   --      23,792,248
   Energy..............................................   68,575,759         --   --      68,575,759
   Financials..........................................  111,215,892         --   --     111,215,892
   Healthcare..........................................   75,892,839         --   --      75,892,839
   Industrials.........................................   43,076,888         --   --      43,076,888
   Information Technology..............................   51,300,949         --   --      51,300,949
   Materials...........................................   20,489,203         --   --      20,489,203
   Real Estate.........................................    1,044,065         --   --       1,044,065
   Utilities...........................................    1,277,753         --   --       1,277,753
Temporary Cash Investments.............................      866,943         --   --         866,943
Securities Lending Collateral..........................           -- $5,995,789   --       5,995,789
                                                        ------------ ----------   --    ------------
TOTAL.................................................. $471,083,864 $5,995,789   --    $477,079,653
                                                        ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value>>
                                                            ------- -----------
COMMON STOCKS -- (96.2%)
AUSTRALIA -- (5.7%)
    AMP, Ltd...............................................  92,446 $   162,107
    Aurizon Holdings, Ltd..................................  79,484     236,810
#   Australia & New Zealand Banking Group, Ltd............. 234,296   4,312,607
#   Bank of Queensland, Ltd................................  34,319     235,253
    Bendigo & Adelaide Bank, Ltd...........................  45,980     334,115
    BlueScope Steel, Ltd...................................  71,685     734,815
    Boral, Ltd.............................................  61,408     244,635
    Crown Resorts, Ltd.....................................   8,789      78,203
    Downer EDI, Ltd........................................  52,884     260,367
    Fortescue Metals Group, Ltd............................ 224,303     638,440
#   Harvey Norman Holdings, Ltd............................  57,544     130,263
    Incitec Pivot, Ltd..................................... 134,853     373,659
    LendLease Group........................................  26,567     331,783
    National Australia Bank, Ltd...........................  59,413   1,064,058
    Newcrest Mining, Ltd...................................  49,567     725,572
*   Origin Energy, Ltd.....................................  82,565     427,873
    QBE Insurance Group, Ltd...............................  62,715     503,897
#   Qube Holdings, Ltd.....................................  42,741      74,324
    Santos, Ltd............................................ 145,413     682,507
    South32, Ltd........................................... 423,270   1,091,677
    Star Entertainment Grp, Ltd. (The).....................  68,502     231,000
    Suncorp Group, Ltd.....................................  44,488     442,348
    Tabcorp Holdings, Ltd..................................  91,547     300,429
#   Westpac Banking Corp...................................  25,001     474,912
    Whitehaven Coal, Ltd...................................  89,204     308,135
    Woodside Petroleum, Ltd................................  67,785   1,668,885
                                                                    -----------
TOTAL AUSTRALIA............................................          16,068,674
                                                                    -----------
AUSTRIA -- (0.2%)
    Raiffeisen Bank International AG.......................   7,277     198,326
    Verbund AG.............................................   1,266      50,959
    Voestalpine AG.........................................   5,509     195,514
                                                                    -----------
TOTAL AUSTRIA..............................................             444,799
                                                                    -----------
BELGIUM -- (1.1%)
    Ageas..................................................  12,339     617,372
    KBC Group NV...........................................  13,499     930,298
    Proximus SADP..........................................   6,997     178,269
    Solvay SA..............................................   6,973     794,276
    UCB SA.................................................   8,442     708,959
                                                                    -----------
TOTAL BELGIUM..............................................           3,229,174
                                                                    -----------
CANADA -- (8.6%)
    Agnico Eagle Mines, Ltd................................  16,800     593,414
#   AltaGas, Ltd...........................................   9,391     118,061
#   ARC Resources, Ltd.....................................  29,257     272,468
    Bank of Montreal.......................................  33,738   2,521,578
#   Bank of Nova Scotia (The)..............................  41,825   2,244,625
    Barrick Gold Corp......................................  18,756     234,940
#   Barrick Gold Corp......................................  75,531     947,914
*   Bausch Health Cos., Inc................................  27,243     623,320
    Cameco Corp............................................  21,467     230,126
    Canadian Natural Resources, Ltd........................  36,057     985,077
    Cenovus Energy, Inc....................................  36,533     309,069
    Crescent Point Energy Corp.............................  33,611     158,806

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
CANADA -- (Continued)
    Crescent Point Energy Corp.............................  15,573 $    73,505
    Empire Co., Ltd., Class A..............................   8,845     160,916
    Enbridge Income Fund Holdings, Inc.....................   6,500     150,446
    Encana Corp............................................   5,076      51,822
    Encana Corp............................................  47,818     489,656
    Fairfax Financial Holdings, Ltd........................   2,372   1,152,621
    First Quantum Minerals, Ltd............................  30,796     307,386
#   Genworth MI Canada, Inc................................   2,700      88,622
    Goldcorp, Inc..........................................  19,400     175,218
    Goldcorp, Inc..........................................  36,283     327,273
    Great-West Lifeco, Inc.................................  11,580     265,739
#   Husky Energy, Inc......................................  35,261     498,469
    Imperial Oil, Ltd......................................  10,251     320,241
    Industrial Alliance Insurance & Financial Services,
      Inc..................................................  10,474     370,284
*   Kinross Gold Corp...................................... 117,484     305,211
    Linamar Corp...........................................   5,720     236,847
    Lundin Mining Corp.....................................  68,620     281,997
    Magna International, Inc...............................  18,022     887,403
    Manulife Financial Corp................................   3,723      58,626
#   Manulife Financial Corp................................  71,784   1,128,445
    Metro, Inc.............................................   6,330     198,634
    Nutrien, Ltd...........................................   3,400     179,989
    Nutrien, Ltd...........................................  17,525     927,577
*   Seven Generations Energy, Ltd., Class A................  15,802     169,369
    Sun Life Financial, Inc................................   1,883      68,958
#   Sun Life Financial, Inc................................  23,043     843,374
    Suncor Energy, Inc.....................................  57,131   1,916,444
    Suncor Energy, Inc.....................................  44,260   1,474,301
    Teck Resources, Ltd., Class B..........................  14,790     305,698
    Teck Resources, Ltd., Class B..........................  37,769     780,685
    TMX Group, Ltd.........................................   2,600     163,511
    Tourmaline Oil Corp....................................  19,704     287,377
*   Turquoise Hill Resources, Ltd..........................  38,520      64,958
    Wheaton Precious Metals Corp...........................  10,413     171,171
    Whitecap Resources, Inc................................  32,500     158,988
    WSP Global, Inc........................................     953      47,576
                                                                    -----------
TOTAL CANADA...............................................          24,328,735
                                                                    -----------
DENMARK -- (1.4%)
    AP Moller - Maersk A.S., Class A.......................     139     164,952
    AP Moller - Maersk A.S., Class B.......................     167     210,789
    Carlsberg A.S., Class B................................   5,756     634,982
    Danske Bank A.S........................................  17,957     343,672
    DSV A.S................................................   7,281     584,115
    H Lundbeck A.S.........................................   5,957     277,844
    ISS A.S................................................  12,670     416,098
    Rockwool International A.S., Class A...................      30       8,579
    Rockwool International A.S., Class B...................     491     167,754
#   Tryg A.S...............................................   2,628      63,351
    Vestas Wind Systems A.S................................  16,721   1,048,580
*   William Demant Holding A.S.............................   3,835     126,063
                                                                    -----------
TOTAL DENMARK..............................................           4,046,779
                                                                    -----------
FINLAND -- (0.9%)
    Fortum Oyj.............................................  27,784     584,873
    Nokia Oyj.............................................. 178,635   1,009,035
    Stora Enso Oyj, Class R................................  12,732     191,301

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    UPM-Kymmene Oyj........................................  28,024 $   900,936
                                                                    -----------
TOTAL FINLAND..............................................           2,686,145
                                                                    -----------
FRANCE -- (10.0%)
    Amundi SA..............................................   1,341      79,753
    Arkema SA..............................................     839      88,022
    AXA SA.................................................  58,603   1,466,638
    BNP Paribas SA.........................................  55,790   2,907,442
    Bollore SA.............................................  71,678     303,255
    Bouygues SA............................................  23,311     849,236
    Carrefour SA...........................................  64,792   1,256,562
    Cie de Saint-Gobain....................................  37,664   1,418,857
    Cie Generale des Etablissements Michelin SCA...........   5,588     572,069
    CNP Assurances.........................................  14,800     329,855
    Credit Agricole SA.....................................  26,596     340,627
    Electricite de France SA...............................  53,134     880,327
#   Engie SA...............................................  69,337     921,294
    Natixis SA.............................................  69,834     407,684
    Orange SA.............................................. 138,204   2,157,136
    Peugeot SA.............................................  69,936   1,662,433
    Renault SA.............................................  22,289   1,664,407
#   Sanofi.................................................   4,861     434,382
    SCOR SE................................................   6,163     284,797
    SES SA.................................................  13,379     287,145
    Societe Generale SA....................................  33,254   1,219,016
    Total SA............................................... 148,625   8,720,635
                                                                    -----------
TOTAL FRANCE...............................................          28,251,572
                                                                    -----------
GERMANY -- (6.7%)
    Allianz SE, Sponsored ADR..............................  30,661     637,136
    Allianz SE.............................................     776     161,656
    BASF SE................................................   5,641     432,882
    Bayer AG...............................................   9,674     741,536
    Bayerische Motoren Werke AG............................  25,906   2,230,786
*   Commerzbank AG.........................................  75,025     706,429
    Continental AG.........................................   3,221     530,776
    Daimler AG.............................................  76,726   4,544,987
    Deutsche Bank AG.......................................  23,692     231,559
    Deutsche Bank AG.......................................  47,848     467,475
    Deutsche Lufthansa AG..................................  31,541     633,126
    Deutsche Telekom AG.................................... 100,300   1,645,088
    Evonik Industries AG...................................  11,238     347,656
    Fraport AG Frankfurt Airport Services Worldwide........   3,242     250,365
    Hapag-Lloyd AG.........................................     739      27,325
    HeidelbergCement AG....................................  12,623     856,653
*   Innogy SE..............................................  12,209     509,599
    METRO AG...............................................   7,700     115,833
    Muenchener Rueckversicherungs-Gesellschaft AG in
    Muenchen. .............................................   4,091     878,687
    RWE AG.................................................  69,995   1,361,697
*   Talanx AG..............................................   4,970     177,585
    Telefonica Deutschland Holding AG......................  81,154     315,480
    Uniper SE..............................................  16,317     470,882
    United Internet AG.....................................   1,274      52,719
    Volkswagen AG..........................................   2,814     463,266
    Wacker Chemie AG.......................................   1,208     107,904
                                                                    -----------
TOTAL GERMANY..............................................          18,899,087
                                                                    -----------

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares    Value>>
                                                            --------- ----------
HONG KONG -- (2.7%)
    BOC Aviation, Ltd......................................    18,500 $  132,609
    Cathay Pacific Airways, Ltd............................    88,000    112,119
    CK Asset Holdings, Ltd.................................    63,000    409,988
    CK Hutchison Holdings, Ltd.............................   164,012  1,651,948
    Great Eagle Holdings, Ltd..............................     4,000     18,267
    Guoco Group, Ltd.......................................     7,000    117,484
    Hang Lung Group, Ltd...................................    77,000    189,569
    Hang Lung Properties, Ltd..............................    88,000    159,515
    Henderson Land Development Co., Ltd....................    47,050    219,445
    Kerry Properties, Ltd..................................    57,000    179,453
    Li & Fung, Ltd.........................................   276,000     54,776
#   Melco International Development, Ltd...................    51,000     87,530
    MTR Corp., Ltd.........................................    66,554    322,935
    New World Development Co., Ltd.........................   403,842    513,754
    NWS Holdings, Ltd......................................   102,889    204,216
    PCCW, Ltd..............................................    53,000     29,101
    Shangri-La Asia, Ltd...................................    52,000     71,032
#   Sino Land Co., Ltd.....................................   269,095    422,749
    SJM Holdings, Ltd......................................   155,000    125,603
    Sun Hung Kai Properties, Ltd...........................    86,362  1,122,376
    Swire Pacific, Ltd., Class A...........................    51,500    535,017
    Swire Pacific, Ltd., Class B...........................    92,500    149,301
    WH Group, Ltd..........................................   353,000    247,899
    Wharf Holdings, Ltd. (The).............................   115,635    289,064
    Wheelock & Co., Ltd....................................    53,000    283,339
    Yue Yuen Industrial Holdings, Ltd......................    60,500    166,119
                                                                      ----------
TOTAL HONG KONG............................................            7,815,208
                                                                      ----------
IRELAND -- (0.4%)
    AIB Group P.L.C........................................    35,416    170,752
    Bank of Ireland Group P.L.C............................    57,304    404,890
    CRH P.L.C., Sponsored ADR..............................    12,141    361,559
    Paddy Power Betfair P.L.C..............................     3,079    265,749
                                                                      ----------
TOTAL IRELAND..............................................            1,202,950
                                                                      ----------
ISRAEL -- (0.4%)
    Bank Hapoalim BM.......................................    53,291    360,521
    Bank Leumi Le-Israel BM................................    51,608    321,812
    First International Bank Of Israel, Ltd................     4,732    101,902
    Israel Discount Bank, Ltd., Class A....................   119,737    391,296
    Teva Pharmaceutical Industries, Ltd., Sponsored ADR....     4,280     85,514
                                                                      ----------
TOTAL ISRAEL...............................................            1,261,045
                                                                      ----------
ITALY -- (1.7%)
    Assicurazioni Generali SpA.............................    51,192    826,077
    Eni SpA................................................    12,744    226,330
*   Fiat Chrysler Automobiles NV...........................    47,298    719,802
    Intesa Sanpaolo SpA....................................   291,333    645,324
    Mediobanca Banca di Credito Finanziario SpA............    16,313    142,865
*   Telecom Italia SpA..................................... 1,601,899    942,163
*   Telecom Italia SpA, Sponsored ADR......................    18,000    107,100
#   UniCredit SpA..........................................    85,289  1,090,431
                                                                      ----------
TOTAL ITALY................................................            4,700,092
                                                                      ----------
JAPAN -- (22.5%)
    AGC, Inc...............................................    21,000    687,843
    Aisin Seiki Co., Ltd...................................     9,700    379,379

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Amada Holdings Co., Ltd................................  24,000 $  226,100
     Aoyama Trading Co., Ltd................................   1,900     57,482
     Asahi Kasei Corp.......................................   7,900     94,788
     Bank of Kyoto, Ltd. (The)..............................   2,500    112,255
     Canon Marketing Japan, Inc.............................   3,900     73,800
     Chiba Bank, Ltd. (The).................................  22,000    139,180
     Chugoku Bank, Ltd. (The)...............................   4,700     42,206
     Citizen Watch Co., Ltd.................................  31,000    178,435
     Coca-Cola Bottlers Japan Holdings, Inc.................  15,700    410,888
     Concordia Financial Group, Ltd.........................  57,500    263,164
     Credit Saison Co., Ltd.................................   9,900    157,212
     Dai Nippon Printing Co., Ltd...........................   8,700    195,206
     Daicel Corp............................................  25,600    270,823
     Daido Steel Co., Ltd...................................   2,600    107,043
     Dai-ichi Life Holdings, Inc............................  36,900    692,440
     Daiwa Securities Group, Inc............................ 112,000    642,287
     DeNA Co., Ltd..........................................   9,600    159,685
     Denka Co., Ltd.........................................   5,400    175,623
     Denso Corp.............................................  11,700    521,887
     DIC Corp...............................................   8,000    236,081
     Dowa Holdings Co., Ltd.................................   4,200    122,234
     Ebara Corp.............................................   6,100    177,670
     Fuji Media Holdings, Inc...............................   1,800     29,214
     FUJIFILM Holdings Corp.................................  13,600    588,205
     Fukuoka Financial Group, Inc...........................   9,200    226,051
     Fukuyama Transporting Co., Ltd.........................     900     34,875
     Furukawa Electric Co., Ltd.............................   8,100    218,596
     Fuyo General Lease Co., Ltd............................     200     11,110
     Glory, Ltd.............................................   1,200     27,944
     Gunma Bank, Ltd. (The).................................  12,000     54,328
     H2O Retailing Corp.....................................   5,000     77,686
     Hachijuni Bank, Ltd. (The).............................  15,000     63,358
     Hankyu Hanshin Holdings, Inc...........................  17,800    587,945
     Heiwa Corp.............................................   5,200    118,924
     Hiroshima Bank, Ltd. (The).............................  12,500     77,101
     Hitachi Capital Corp...................................   6,000    147,115
     Hitachi Chemical Co., Ltd..............................   9,700    152,892
     Hitachi Metals, Ltd....................................  26,700    313,963
     Hitachi Transport System, Ltd..........................     900     23,111
     Hitachi, Ltd...........................................  63,000  1,925,922
     Honda Motor Co., Ltd................................... 106,400  3,037,244
     House Foods Group, Inc.................................   1,400     40,266
 #   Ibiden Co., Ltd........................................  12,200    150,648
     Idemitsu Kosan Co., Ltd................................  11,200    507,390
     Iida Group Holdings Co., Ltd...........................  14,400    262,121
     Inpex Corp.............................................  64,600    735,575
     Isetan Mitsukoshi Holdings, Ltd........................  13,100    153,104
     ITOCHU Corp............................................  13,800    255,934
     Itoham Yonekyu Holdings, Inc...........................   9,300     58,566
     Iyo Bank, Ltd. (The)...................................  12,500     74,140
     J Front Retailing Co., Ltd.............................  24,500    321,055
     Japan Post Holdings Co., Ltd...........................  27,800    329,666
     JFE Holdings, Inc......................................  47,800    898,237
     JSR Corp...............................................  15,600    232,489
     JTEKT Corp.............................................  21,800    271,228
     JXTG Holdings, Inc..................................... 211,827  1,431,311
     Kamigumi Co., Ltd......................................   6,400    132,062
     Kandenko Co., Ltd......................................   8,900     90,656
     Kaneka Corp............................................   7,200    300,930

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Kawasaki Heavy Industries, Ltd.........................  15,400 $  364,956
 *   Kawasaki Kisen Kaisha, Ltd.............................   2,900     38,644
     Kinden Corp............................................   4,300     68,945
     Kobe Steel, Ltd........................................  31,600    254,074
     Kokuyo Co., Ltd........................................   1,600     25,259
     Konica Minolta, Inc....................................  47,400    469,184
     K's Holdings Corp......................................   2,800     35,372
     Kuraray Co., Ltd.......................................  35,100    482,117
     Kyocera Corp...........................................   6,600    357,211
     Kyushu Financial Group, Inc............................   5,550     24,492
     Lintec Corp............................................   1,100     26,034
     LIXIL Group Corp.......................................  28,300    444,896
     Maeda Corp.............................................  10,500    118,646
     Marubeni Corp..........................................  59,600    483,278
     Mazda Motor Corp.......................................  56,800    604,982
     Mebuki Financial Group, Inc............................  28,540     86,915
     Medipal Holdings Corp..................................  11,200    239,748
     Mitsubishi Chemical Holdings Corp......................  61,800    481,755
     Mitsubishi Corp........................................  53,400  1,502,958
     Mitsubishi Gas Chemical Co., Inc.......................  11,500    193,041
     Mitsubishi Heavy Industries, Ltd.......................  24,200    853,091
 #   Mitsubishi Logistics Corp..............................     999     22,903
     Mitsubishi Materials Corp..............................   9,700    268,543
     Mitsubishi UFJ Financial Group, Inc.................... 386,000  2,336,261
     Mitsubishi UFJ Lease & Finance Co., Ltd................  39,000    200,429
     Mitsui & Co., Ltd......................................  32,800    548,042
     Mitsui Chemicals, Inc..................................  17,200    385,695
     Mitsui Fudosan Co., Ltd................................  29,800    671,162
     Mitsui OSK Lines, Ltd..................................  10,600    257,628
     Mizuho Financial Group, Inc............................ 736,200  1,264,323
     MS&AD Insurance Group Holdings, Inc....................  14,150    425,027
     Nagase & Co., Ltd......................................   7,600    119,374
     NEC Corp...............................................  28,000    803,746
     NGK Spark Plug Co., Ltd................................   7,700    155,811
     NH Foods, Ltd..........................................   8,800    303,475
     NHK Spring Co., Ltd....................................  19,400    166,116
     Nikon Corp.............................................   2,700     47,068
     Nippo Corp.............................................   5,000     81,976
     Nippon Electric Glass Co., Ltd.........................   5,900    148,653
     Nippon Express Co., Ltd................................   6,700    422,827
     Nippon Kayaku Co., Ltd.................................  11,300    134,483
     Nippon Paper Industries Co., Ltd.......................   8,000    144,943
     Nippon Shokubai Co., Ltd...............................   2,400    154,842
     Nippon Steel & Sumitomo Metal Corp.....................  42,618    786,139
     Nippon Yusen K.K.......................................  14,500    233,826
     Nipro Corp.............................................   7,700     98,053
     Nishi-Nippon Financial Holdings, Inc...................   4,500     42,764
     Nissan Motor Co., Ltd.................................. 134,500  1,223,648
     Nisshinbo Holdings, Inc................................  12,600    138,709
     NOK Corp...............................................   9,000    129,500
     Nomura Holdings, Inc................................... 200,400    962,312
     Nomura Real Estate Holdings, Inc.......................   9,700    182,214
     NSK, Ltd...............................................  28,500    281,578
     NTN Corp...............................................  38,200    139,722
     Obayashi Corp..........................................  70,100    618,858
     Oji Holdings Corp......................................  77,100    547,497
     ORIX Corp..............................................  69,100  1,125,708
     Rengo Co., Ltd.........................................  14,000    122,037
     Resona Holdings, Inc...................................  85,700    450,785

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    Ricoh Co., Ltd.........................................  55,100 $   550,023
    Sankyo Co., Ltd........................................   1,800      68,725
    Sega Sammy Holdings, Inc...............................   3,400      43,657
    Seino Holdings Co., Ltd................................   7,900     109,402
    Sekisui House, Ltd.....................................  68,600   1,006,844
    Shimamura Co., Ltd.....................................   1,900     159,818
    Shimizu Corp...........................................  39,800     323,071
    Shinsei Bank, Ltd......................................   5,500      83,781
    Shizuoka Bank, Ltd. (The)..............................  13,000     113,737
    Sojitz Corp............................................  89,970     302,566
    Sompo Holdings, Inc....................................   2,197      90,616
    Sumitomo Chemical Co., Ltd............................. 160,700     805,008
    Sumitomo Corp..........................................  42,100     638,517
    Sumitomo Electric Industries, Ltd......................  71,600     976,451
    Sumitomo Forestry Co., Ltd.............................  11,400     169,162
    Sumitomo Heavy Industries, Ltd.........................  12,100     380,554
    Sumitomo Metal Mining Co., Ltd.........................  23,200     730,476
    Sumitomo Mitsui Financial Group, Inc...................  65,900   2,565,822
    Sumitomo Mitsui Trust Holdings, Inc....................   8,403     333,880
    Sumitomo Rubber Industries, Ltd........................  17,500     251,032
    Suzuken Co., Ltd.......................................   1,700      86,046
    T&D Holdings, Inc......................................  23,600     377,263
    Taiheiyo Cement Corp...................................  12,600     370,776
    Takashimaya Co., Ltd...................................  10,999     173,099
    TDK Corp...............................................     300      25,869
    Teijin, Ltd............................................  16,100     279,121
    Toda Corp..............................................  12,000      80,750
#   Toho Holdings Co., Ltd.................................   2,400      62,873
    Tokai Rika Co., Ltd....................................   3,500      63,819
    Tokio Marine Holdings, Inc.............................   1,400      65,957
    Tokyo Tatemono Co., Ltd................................  15,500     166,705
    Tokyu Fudosan Holdings Corp............................  44,300     249,601
    Toppan Printing Co., Ltd...............................  10,000     141,374
    Toray Industries, Inc..................................  32,600     231,241
    Tosoh Corp.............................................  26,000     342,311
    Toyo Seikan Group Holdings, Ltd........................   9,600     195,857
    Toyoda Gosei Co., Ltd..................................   6,400     138,033
    Toyota Industries Corp.................................   5,900     289,821
    Toyota Motor Corp......................................  99,970   5,856,336
    Toyota Tsusho Corp.....................................  11,400     411,410
    TS Tech Co., Ltd.......................................   2,900      83,462
    Ube Industries, Ltd....................................  10,600     230,896
    Wacoal Holdings Corp...................................   1,800      49,628
#   Yamada Denki Co., Ltd..................................  40,900     192,858
    Yamaguchi Financial Group, Inc.........................   6,000      63,175
    Yamato Kogyo Co., Ltd..................................   1,600      42,166
    Yokohama Rubber Co., Ltd. (The)........................  11,900     230,520
    Zeon Corp..............................................  13,700     132,312
                                                                    -----------
TOTAL JAPAN................................................          63,723,369
                                                                    -----------
NETHERLANDS -- (3.4%)
    ABN AMRO Group NV......................................  29,120     714,243
#   Aegon NV............................................... 158,254     970,515
    ArcelorMittal..........................................  21,499     536,456
#   ArcelorMittal..........................................  27,335     680,360
    ASR Nederland NV.......................................   1,374      62,376
    Coca-Cola European Partners P.L.C......................   1,208      54,716
#   ING Groep NV, Sponsored ADR............................  18,092     213,667
    ING Groep NV........................................... 105,622   1,249,613

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NETHERLANDS -- (Continued)
     Koninklijke Ahold Delhaize NV.......................... 109,832 $2,514,122
 #   Koninklijke DSM NV.....................................  13,668  1,193,337
 #   Koninklijke Philips NV.................................   2,580     96,053
     Koninklijke Vopak NV...................................   5,834    263,831
     NN Group NV............................................  14,563    625,308
     Randstad NV............................................   7,585    381,621
                                                                     ----------
 TOTAL NETHERLANDS..........................................          9,556,218
                                                                     ----------
 NEW ZEALAND -- (0.2%)
     Air New Zealand, Ltd...................................  51,320     93,831
     Auckland International Airport, Ltd....................  44,958    205,596
     EBOS Group, Ltd........................................  10,248    139,684
 *   Fletcher Building, Ltd.................................  41,420    164,062
     Fonterra Co-operative Group, Ltd.......................   4,334     13,790
                                                                     ----------
 TOTAL NEW ZEALAND..........................................            616,963
                                                                     ----------
 NORWAY -- (0.9%)
     Austevoll Seafood ASA..................................   6,393    102,742
     DNB ASA................................................  49,700    897,900
     Equinor ASA............................................   2,751     71,158
     Norsk Hydro ASA........................................ 112,969    585,833
     SpareBank 1 SR-Bank ASA................................  10,821    120,294
     Storebrand ASA.........................................  27,367    227,443
     Subsea 7 SA............................................  23,150    290,562
     Yara International ASA.................................   7,181    308,376
                                                                     ----------
 TOTAL NORWAY...............................................          2,604,308
                                                                     ----------
 PORTUGAL -- (0.0%)
     EDP Renovaveis SA......................................   7,795     70,028
                                                                     ----------
 SINGAPORE -- (1.1%)
     CapitaLand, Ltd........................................ 245,900    558,558
     City Developments, Ltd.................................  40,600    232,025
     Frasers Property, Ltd..................................  23,600     26,904
     Golden Agri-Resources, Ltd............................. 524,200     96,647
     Hongkong Land Holdings, Ltd............................  42,800    253,460
     Hutchison Port Holdings Trust.......................... 275,100     67,672
     Keppel Corp., Ltd...................................... 145,800    653,249
     Olam International, Ltd................................  37,700     49,030
     Sembcorp Industries, Ltd............................... 112,300    229,269
     Singapore Airlines, Ltd................................  67,000    459,290
     United Industrial Corp., Ltd...........................  13,400     27,105
     UOL Group, Ltd.........................................  23,399    101,918
     Wilmar International, Ltd.............................. 111,700    255,158
                                                                     ----------
 TOTAL SINGAPORE............................................          3,010,285
                                                                     ----------
 SOUTH AFRICA -- (0.0%)
     Nedbank Group, Ltd.....................................   2,301     38,899
     Old Mutual, Ltd........................................  71,663    108,040
                                                                     ----------
 TOTAL SOUTH AFRICA.........................................            146,939
                                                                     ----------
 SPAIN -- (2.0%)
     Banco de Sabadell SA................................... 402,337    529,719
     Banco Santander SA..................................... 699,668  3,328,988
     Bankia SA..............................................  15,574     48,919

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SPAIN -- (Continued)
    Repsol SA..............................................  98,764 $ 1,764,797
                                                                    -----------
TOTAL SPAIN................................................           5,672,423
                                                                    -----------
SWEDEN -- (2.7%)
#   BillerudKorsnas AB.....................................   9,404     111,395
    Boliden AB.............................................  20,869     476,580
    Dometic Group AB.......................................  16,735     116,875
    Getinge AB, Class B....................................  21,896     214,785
    Holmen AB, Class B.....................................   9,624     220,327
    Husqvarna AB, Class B..................................  10,631      80,216
#   ICA Gruppen AB.........................................   8,732     308,933
#   Intrum AB..............................................   5,674     144,723
    Millicom International Cellular SA.....................   5,562     313,876
    Nordea Bank Abp........................................ 134,566   1,169,496
    Pandox AB..............................................   2,426      41,445
    Peab AB................................................   3,561      31,346
    Skandinaviska Enskilda Banken AB, Class A.............. 102,385   1,059,521
    SKF AB, Class B........................................  23,124     370,727
    SSAB AB, Class A.......................................   9,099      36,326
    SSAB AB, Class B.......................................  36,937     119,789
    Svenska Cellulosa AB SCA, Class A......................     318       3,076
    Svenska Cellulosa AB SCA, Class B......................  40,820     385,890
    Svenska Handelsbanken AB, Class A......................  53,858     585,428
    Swedbank AB, Class A...................................   6,655     149,701
    Telefonaktiebolaget LM Ericsson, Sponsored ADR.........   1,867      16,168
    Telefonaktiebolaget LM Ericsson, Class B...............  61,120     532,157
    Telia Co. AB........................................... 175,120     788,301
    Trelleborg AB, Class B.................................  18,377     331,565
                                                                    -----------
TOTAL SWEDEN...............................................           7,608,646
                                                                    -----------
SWITZERLAND -- (7.8%)
    Adecco Group AG........................................  13,828     677,158
    Baloise Holding AG.....................................   3,212     459,101
    Banque Cantonale Vaudoise..............................      58      43,350
    Cie Financiere Richemont SA............................   6,550     478,743
    Clariant AG............................................  24,689     532,119
    Credit Suisse Group AG.................................  50,891     665,332
#   Dufry AG...............................................   3,520     396,633
    Flughafen Zurich AG....................................   2,132     421,353
    Helvetia Holding AG....................................     228     139,656
    Julius Baer Group, Ltd.................................  17,349     791,197
    LafargeHolcim, Ltd.....................................  17,735     821,316
    LafargeHolcim, Ltd.....................................   8,340     383,959
    Lonza Group AG.........................................     619     194,638
    Novartis AG, Sponsored ADR.............................  50,733   4,437,108
    Novartis AG............................................  20,736   1,815,899
    Swatch Group AG (The)..................................   3,070   1,036,965
    Swatch Group AG (The)..................................   5,580     372,469
    Swiss Life Holding AG..................................   2,132     804,222
    Swiss Prime Site AG....................................   2,133     173,079
    Swiss Re AG............................................  10,886     982,273
    Swisscom AG............................................   1,939     887,832
    UBS Group AG........................................... 128,899   1,801,636
*   UBS Group AG...........................................  39,591     550,315
    Vifor Pharma AG........................................   1,305     188,610
    Zurich Insurance Group AG..............................   9,856   3,060,102
                                                                    -----------
TOTAL SWITZERLAND..........................................          22,115,065
                                                                    -----------

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- ------------
UNITED KINGDOM -- (15.4%)
    3i Group P.L.C.........................................    31,650 $    354,395
    Anglo American P.L.C...................................   116,552    2,487,613
    Antofagasta P.L.C......................................     5,469       54,745
    Aviva P.L.C............................................   329,950    1,803,141
    Barclays P.L.C., Sponsored ADR.........................   133,568    1,174,063
    Barratt Developments P.L.C.............................    86,775      569,155
    BP P.L.C., Sponsored ADR...............................   170,413    7,390,807
    British American Tobacco P.L.C., Sponsored ADR.........     1,094       47,480
    British American Tobacco P.L.C.........................    34,576    1,498,879
    Glencore P.L.C.........................................   518,300    2,109,304
    HSBC Holdings P.L.C., Sponsored ADR....................   125,644    5,162,712
    Investec P.L.C.........................................    42,179      260,774
    J Sainsbury P.L.C......................................   168,607      669,887
    John Wood Group P.L.C..................................    24,824      226,252
    Kingfisher P.L.C.......................................   171,023      555,340
    Lloyds Banking Group P.L.C............................. 2,312,521    1,687,536
    Lloyds Banking Group P.L.C., ADR.......................   492,605    1,413,776
    Mediclinic International P.L.C.........................    15,785       75,861
    Melrose Industries P.L.C...............................    25,279       54,415
    Micro Focus International P.L.C., Sponsored ADR........     7,698      118,087
    Pearson P.L.C..........................................    12,532      143,967
    Pearson P.L.C., Sponsored ADR..........................    18,039      205,645
    Royal Bank of Scotland Group P.L.C.....................    20,710       62,347
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR.....    31,862      194,358
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......    67,970    4,295,024
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......    63,691    4,185,136
    Royal Mail P.L.C.......................................    67,116      308,125
    Shire P.L.C............................................    15,098      911,178
    Standard Chartered P.L.C...............................   102,447      718,021
    Standard Life Aberdeen P.L.C...........................   175,855      607,374
    Tesco P.L.C............................................     6,559       17,863
    Vodafone Group P.L.C................................... 1,510,347    2,840,266
    Vodafone Group P.L.C., Sponsored ADR...................    30,486      577,097
    Wm Morrison Supermarkets P.L.C.........................   265,568      841,370
    WPP P.L.C..............................................     6,591       74,582
                                                                      ------------
TOTAL UNITED KINGDOM.......................................             43,696,575
                                                                      ------------
UNITED STATES -- (0.4%)
*   Linde P.L.C............................................     6,420    1,053,336
                                                                      ------------
TOTAL COMMON STOCKS........................................            272,808,415
                                                                      ------------
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
    Bayerische Motoren Werke AG............................     4,464      336,213
    Porsche Automobil Holding SE...........................     6,743      428,821
    Volkswagen AG..........................................    14,905    2,504,084
                                                                      ------------
TOTAL GERMANY..............................................              3,269,118
                                                                      ------------
RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
*   Banco Santander SA Rights 11/01/18.....................   699,668       27,182
                                                                      ------------
TOTAL INVESTMENT SECURITIES................................            276,104,715
                                                                      ------------

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                              Shares     Value+
                                                              ------- ------------
SECURITIES LENDING COLLATERAL -- (2.6%)
@(S)  DFA Short Term Investment Fund......................... 638,983 $  7,393,036
                                                                      ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $296,246,592)............         $283,497,751
                                                                      ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          Investments in Securities (Market Value)
                                                        ---------------------------------------------
                                                          Level 1     Level 2    Level 3    Total
                                                        ----------- ------------ ------- ------------
Common Stocks
   Australia...........................................          -- $ 16,068,674   --    $ 16,068,674
   Austria.............................................          --      444,799   --         444,799
   Belgium.............................................          --    3,229,174   --       3,229,174
   Canada.............................................. $24,328,735           --   --      24,328,735
   Denmark.............................................          --    4,046,779   --       4,046,779
   Finland.............................................          --    2,686,145   --       2,686,145
   France..............................................          --   28,251,572   --      28,251,572
   Germany.............................................   1,104,611   17,794,476   --      18,899,087
   Hong Kong...........................................          --    7,815,208   --       7,815,208
   Ireland.............................................     361,559      841,391   --       1,202,950
   Israel..............................................      85,514    1,175,531   --       1,261,045
   Italy...............................................     107,100    4,592,992   --       4,700,092
   Japan...............................................          --   63,723,369   --      63,723,369
   Netherlands.........................................     990,080    8,566,138   --       9,556,218
   New Zealand.........................................          --      616,963   --         616,963
   Norway..............................................          --    2,604,308   --       2,604,308
   Portugal............................................          --       70,028   --          70,028
   Singapore...........................................          --    3,010,285   --       3,010,285
   South Africa........................................          --      146,939   --         146,939
   Spain...............................................          --    5,672,423   --       5,672,423
   Sweden..............................................      16,168    7,592,478   --       7,608,646
   Switzerland.........................................   4,987,423   17,127,642   --      22,115,065
   United Kingdom......................................  24,764,185   18,932,390   --      43,696,575
   United States.......................................   1,053,336           --   --       1,053,336
Preferred Stocks
   Germany.............................................          --    3,269,118   --       3,269,118
Rights/Warrants
   Spain...............................................          --       27,182   --          27,182
Securities Lending Collateral..........................          --    7,393,036   --       7,393,036
                                                        ----------- ------------   --    ------------
TOTAL.................................................. $57,798,711 $225,699,040   --    $283,497,751
                                                        =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares  Value>>
                                                              ------- --------
  COMMON STOCKS -- (92.8%)...................................
  AUSTRALIA -- (6.2%)........................................
  *   3P Learning, Ltd.......................................  16,910 $ 14,383
      Accent Group, Ltd......................................  55,296   48,934
      Adairs, Ltd............................................   9,893   12,256
      Adelaide Brighton, Ltd.................................  37,545  151,011
  #   Ainsworth Game Technology, Ltd.........................  21,326   15,455
  #*  Alkane Resources, Ltd..................................  19,700    3,141
      ALS, Ltd...............................................  35,285  204,626
      Altium, Ltd............................................  10,936  170,485
      AMA Group, Ltd.........................................  51,262   33,127
  #   Amaysim Australia, Ltd.................................  25,746   20,846
      Ansell, Ltd............................................  13,247  218,394
      AP Eagers, Ltd.........................................  10,209   53,128
      Appen, Ltd.............................................   7,023   53,320
      ARB Corp., Ltd.........................................   6,754   83,076
      Ardent Leisure Group...................................  69,464   79,017
  #   ARQ Group, Ltd.........................................  19,035   29,574
      Asaleo Care, Ltd.......................................  38,434   19,068
      Atlas Arteria, Ltd.....................................  44,691  216,491
      AUB Group, Ltd.........................................   6,741   64,484
  *   Aurelia Metals, Ltd....................................  63,486   33,134
      Ausdrill, Ltd..........................................  54,857   66,866
      Austal, Ltd............................................  38,990   49,560
  #*  Australian Agricultural Co., Ltd.......................  47,194   44,255
      Australian Finance Group, Ltd..........................  19,471   19,340
      Australian Pharmaceutical Industries, Ltd..............  42,815   46,505
      Auswide Bank, Ltd......................................   3,989   14,669
  #   Automotive Holdings Group, Ltd.........................  29,309   37,585
      Aveo Group.............................................  47,796   62,530
  #   AVJennings, Ltd........................................  30,044   12,882
      Bank of Queensland, Ltd................................  12,392   84,946
      Bapcor, Ltd............................................  27,701  134,379
      Beach Energy, Ltd...................................... 199,738  248,793
  *   Beadell Resources, Ltd.................................  69,221    2,770
  #   Bega Cheese, Ltd.......................................  25,152  106,534
  #*  Bellamy's Australia, Ltd...............................   8,893   45,781
  #   Bingo Industries, Ltd..................................  25,429   43,167
  #   Blackmores, Ltd........................................   1,296  111,755
  #*  Blue Sky Alternative Investments, Ltd..................   3,762    3,231
      Bravura Solutions, Ltd.................................  18,721   55,649
      Breville Group, Ltd....................................  10,783   93,931
      Brickworks, Ltd........................................   8,872  106,228
  #   BWX, Ltd...............................................   5,230    9,449
  #   Cabcharge Australia, Ltd...............................   9,538   13,962
      Capitol Health, Ltd....................................  65,386   12,793
  *   Cardno, Ltd............................................  35,915   25,886
  *   Carnarvon Petroleum, Ltd...............................  10,777    2,684
      carsales.com, Ltd......................................  23,675  205,204
  *   Cash Converters International, Ltd.....................  15,875    2,981
      Cedar Woods Properties, Ltd............................   6,587   24,739
      Centuria Capital Group.................................  13,969   12,971
      Citadel Group, Ltd. (The)..............................   4,052   24,426
  #   Class, Ltd.............................................   7,230    9,435
      Cleanaway Waste Management, Ltd........................ 226,436  289,462
      ClearView Wealth, Ltd..................................  24,888   14,677
      Clinuvel Pharmaceuticals, Ltd..........................   3,456   39,194
      Clover Corp., Ltd......................................  15,168   15,593
      Codan, Ltd.............................................   7,613   16,214

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  AUSTRALIA -- (Continued)
  #   Collection House, Ltd..................................  19,602 $ 18,551
      Collins Foods, Ltd.....................................  15,075   68,473
  #*  Cooper Energy, Ltd..................................... 179,700   59,258
  #   Corporate Travel Management, Ltd.......................   6,572   93,791
      Costa Group Holdings, Ltd..............................  24,756  107,264
  #   Credit Corp. Group, Ltd................................   4,510   61,013
  *   CSG, Ltd...............................................  19,429    2,629
      CSR, Ltd...............................................  50,666  127,097
  *   CuDeco, Ltd............................................   4,262      266
      Data#3, Ltd............................................   9,441   10,058
  *   Decmil Group, Ltd......................................  11,532    6,255
  #   Dicker Data, Ltd.......................................   5,119   10,420
      Domain Holdings Australia, Ltd.........................  19,847   34,916
  #   Domino's Pizza Enterprises, Ltd........................   2,929  112,259
  *   Doray Minerals, Ltd....................................  45,019   11,360
      Downer EDI, Ltd........................................  66,461  327,211
      DuluxGroup, Ltd........................................  38,776  203,824
      Eclipx Group, Ltd......................................  22,128   38,073
      Elders, Ltd............................................  13,433   69,542
  *   Emeco Holdings, Ltd.................................... 237,376   48,271
  *   EML Payments, Ltd......................................  11,075   12,272
  *   Energy World Corp., Ltd................................  50,545    5,923
      EQT Holdings, Ltd......................................   1,961   31,182
      ERM Power, Ltd.........................................  19,540   22,678
      Estia Health, Ltd......................................  20,746   30,071
      EVENT Hospitality and Entertainment, Ltd...............   8,362   79,545
      Fairfax Media, Ltd..................................... 215,984   98,294
  *   FAR, Ltd............................................... 588,845   51,979
      Fleetwood Corp., Ltd. (6341855)........................   9,756   15,373
      FlexiGroup, Ltd........................................  35,882   39,101
      Freedom Foods Group, Ltd...............................   8,186   29,377
  #   G8 Education, Ltd......................................  40,337   58,694
  #*  Galaxy Resources, Ltd..................................  39,774   62,063
  *   Gascoyne Resources, Ltd................................  29,553    2,962
      GBST Holdings, Ltd.....................................   4,021    4,862
      Genworth Mortgage Insurance Australia, Ltd.............  33,243   53,093
  #*  Gold Road Resources, Ltd............................... 121,246   59,858
      GrainCorp, Ltd., Class A...............................  27,185  158,916
  #   Greencross, Ltd........................................  13,929   44,740
      GUD Holdings, Ltd......................................  10,117   88,700
      GWA Group, Ltd.........................................  23,855   46,651
      Hansen Technologies, Ltd...............................  20,391   50,144
  #   Harvey Norman Holdings, Ltd............................  47,902  108,437
      Healthscope, Ltd.......................................  92,364  138,577
  #   Helloworld Travel, Ltd.................................   5,594   21,862
  *   Highfield Resources, Ltd...............................  21,161    7,297
  #   HT&E, Ltd..............................................  28,002   38,587
      HUB24, Ltd.............................................   1,101    8,978
      IDP Education, Ltd.....................................  11,245   73,501
      Iluka Resources, Ltd...................................  33,400  191,823
  *   Imdex, Ltd.............................................  36,101   29,409
  #   IMF Bentham, Ltd.......................................  24,631   51,609
  #   Independence Group NL..................................  57,733  165,727
  *   Infigen Energy.........................................  97,403   33,918
      Infomedia, Ltd.........................................  29,538   23,421
  #   Inghams Group, Ltd.....................................  20,841   57,622
      Integral Diagnostics, Ltd..............................  15,730   30,123
      Integrated Research, Ltd...............................  11,699   17,627
  #   InvoCare, Ltd..........................................  12,915  111,154

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  AUSTRALIA -- (Continued)
  #   IOOF Holdings, Ltd.....................................  31,193 $150,871
      IPH, Ltd...............................................  17,786   68,281
      IRESS, Ltd.............................................  13,990  107,778
  #   iSelect, Ltd...........................................  28,342   13,105
  #   iSentia Group, Ltd.....................................  23,190    4,039
      IVE Group, Ltd.........................................   8,273   11,971
  #   Japara Healthcare, Ltd.................................  25,811   20,585
  #   JB Hi-Fi, Ltd..........................................  12,232  199,323
      Jumbo Interactive, Ltd.................................   3,461   17,595
  #   Jupiter Mines, Ltd.....................................  39,890    8,908
  *   Karoon Gas Australia, Ltd..............................  22,730   17,202
  *   Kingsgate Consolidated, Ltd............................  11,507    1,348
  #   Kogan.com, Ltd.........................................   3,868    7,815
      Lifestyle Communities, Ltd.............................  11,551   47,403
      Link Administration Holdings, Ltd......................  39,647  211,283
      Lovisa Holdings, Ltd...................................   4,906   26,759
  #*  Lynas Corp., Ltd.......................................  53,239   78,781
      MACA, Ltd..............................................  34,411   29,359
  *   Macmahon Holdings, Ltd................................. 161,782   26,970
  *   Mayne Pharma Group, Ltd................................ 106,784   84,923
      McMillan Shakespeare, Ltd..............................   8,031   94,189
  *   Medusa Mining, Ltd.....................................   7,354    1,692
  #*  Mesoblast, Ltd.........................................  30,610   43,439
  #   Metals X, Ltd..........................................  97,453   32,210
  #   Metcash, Ltd...........................................  98,755  193,012
  #   Michael Hill International, Ltd........................  19,759    9,235
      Mineral Resources, Ltd.................................  13,856  140,595
  *   MMA Offshore, Ltd......................................  36,820    6,254
      MNF Group, Ltd.........................................   4,922   14,382
      Moelis Australia, Ltd..................................   2,314    8,294
  #   Monadelphous Group, Ltd................................   9,312   95,291
  #   Monash IVF Group, Ltd..................................  17,197   11,042
  #   Money3 Corp., Ltd......................................   9,812   11,351
  #   Mortgage Choice, Ltd...................................  10,500    8,989
      Mount Gibson Iron, Ltd.................................  65,404   25,054
  #   Myer Holdings, Ltd.....................................  91,183   29,436
      MYOB Group, Ltd........................................  39,980   95,609
      MyState, Ltd...........................................   3,380   11,016
      Navigator Global Investments, Ltd......................  15,251   48,519
  #   Navitas, Ltd...........................................  16,439   59,258
  #*  NetComm Wireless, Ltd..................................   6,048    2,851
      New Hope Corp., Ltd....................................  28,446   66,714
  #*  NEXTDC, Ltd............................................  23,044   96,330
      nib holdings, Ltd......................................  45,007  177,165
  #   Nick Scali, Ltd........................................   5,776   21,205
  #   Nine Entertainment Co. Holdings, Ltd...................  85,113  102,219
  *   NRW Holdings, Ltd......................................  58,423   76,729
      Nufarm, Ltd............................................  25,649  103,721
      OFX Group, Ltd.........................................  28,697   43,652
  *   OM Holdings, Ltd.......................................  27,595   26,578
  #*  Onevue Holdings, Ltd...................................  23,091    9,047
      oOh!media, Ltd.........................................  24,892   83,645
      Orora, Ltd............................................. 103,219  245,989
      OZ Minerals, Ltd.......................................  34,268  219,827
      Pacific Current Group, Ltd.............................   4,475   19,522
      Pact Group Holdings, Ltd...............................  17,637   43,599
  *   Panoramic Resources, Ltd...............................  58,920   17,369
      Paragon Care, Ltd......................................  36,572   17,875
      Peet, Ltd..............................................  32,470   25,463

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  AUSTRALIA -- (Continued)
      Pendal Group, Ltd......................................  17,199 $ 99,444
      Perpetual, Ltd.........................................   4,033   99,198
  #*  Perseus Mining, Ltd.................................... 113,003   28,963
  #*  Pilbara Minerals, Ltd..................................  31,495   17,645
  #   Platinum Asset Management, Ltd.........................  22,517   78,403
  *   PMP, Ltd...............................................  56,315    7,781
  #*  Praemium, Ltd..........................................  25,426   13,932
      Premier Investments, Ltd...............................  10,542  122,907
      Primary Health Care, Ltd...............................  58,537  110,200
  *   Prime Media Group, Ltd.................................  30,543    5,617
      Pro Medicus, Ltd.......................................   3,696   23,920
      PSC Insurance Group, Ltd...............................   4,598    9,269
      QMS Media, Ltd.........................................  14,186    9,350
  #   Qube Holdings, Ltd.....................................  82,044  142,670
  #*  Quintis, Ltd...........................................  35,825    1,746
  *   Ramelius Resources, Ltd................................  40,850   12,032
      RCR Tomlinson, Ltd.....................................  26,522   17,065
      Reckon, Ltd............................................   1,448      742
      Regis Healthcare, Ltd..................................  16,349   27,799
      Regis Resources, Ltd...................................  42,610  127,819
      Reject Shop, Ltd. (The)................................   1,897    2,973
      Reliance Worldwide Corp., Ltd..........................  57,438  204,625
  #   Resolute Mining, Ltd...................................  88,278   65,261
  #   Retail Food Group, Ltd.................................  14,253    3,736
      Ridley Corp., Ltd......................................  33,330   34,280
      Salmat, Ltd............................................   3,642    1,423
      Sandfire Resources NL..................................  19,825   93,740
  *   Saracen Mineral Holdings, Ltd..........................  78,828  137,492
      Scottish Pacific Group, Ltd............................   9,076   27,879
      SeaLink Travel Group, Ltd..............................   8,701   26,091
      Select Harvests, Ltd...................................  14,912   54,648
  #*  Senex Energy, Ltd...................................... 191,723   54,865
      Servcorp, Ltd..........................................   6,297   15,694
      Service Stream, Ltd....................................  24,219   27,313
      Seven Group Holdings, Ltd..............................   2,641   33,365
      Seven West Media, Ltd.................................. 118,278   65,552
      SG Fleet Group, Ltd....................................   9,631   22,726
  *   Sheffield Resources, Ltd...............................  27,753   17,359
  #   Sigma Healthcare, Ltd.................................. 161,490   59,644
  #   Silver Chef, Ltd.......................................   1,766    2,100
  #*  Silver Lake Resources, Ltd.............................  40,594   14,888
      Sims Metal Management, Ltd.............................  18,932  151,808
      SmartGroup Corp., Ltd..................................   9,040   64,017
      Southern Cross Media Group, Ltd........................  88,200   71,461
      Spark Infrastructure Group............................. 146,031  238,081
  #   SpeedCast International, Ltd...........................  24,475   62,572
      St Barbara, Ltd........................................  49,761  146,894
      Steadfast Group, Ltd...................................  79,724  168,111
  *   Sundance Energy Australia, Ltd......................... 958,462   56,750
      Sunland Group, Ltd.....................................  14,139   15,480
  #   Super Retail Group, Ltd................................  12,641   64,826
  #*  Superloop, Ltd.........................................  20,174   24,898
  #*  Syrah Resources, Ltd...................................  35,049   39,865
      Tassal Group, Ltd......................................  21,706   63,567
      Technology One, Ltd....................................  18,475   71,389
  *   Terracom, Ltd..........................................  30,309   11,519
      Thorn Group, Ltd.......................................  15,487    6,325
  *   Tiger Resources, Ltd................................... 149,819      398
  *   Troy Resources, Ltd....................................   3,735      255

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
AUSTRALIA -- (Continued)
#   Villa World, Ltd.......................................  12,158 $    17,321
#*  Village Roadshow, Ltd..................................  13,032      20,983
#*  Virgin Australia Holdings, Ltd......................... 130,547      18,516
    Virtus Health, Ltd.....................................  12,419      44,262
    Vita Group, Ltd........................................  19,409      14,324
*   Vocus Group, Ltd.......................................  60,902     148,612
*   Watpac, Ltd............................................   6,412       4,209
    Webjet, Ltd............................................   7,653      70,942
    Western Areas, Ltd.....................................  34,456      55,076
#*  Westgold Resources, Ltd................................  23,434      18,298
    WorleyParsons, Ltd.....................................  27,069     279,981
    WPP AUNZ, Ltd..........................................  38,883      15,458
                                                                    -----------
TOTAL AUSTRALIA............................................          14,562,677
                                                                    -----------
AUSTRIA -- (1.1%)..........................................
    Agrana Beteiligungs AG.................................   2,144      42,714
    ANDRITZ AG.............................................   5,396     279,567
    Atrium European Real Estate, Ltd.......................  20,363      84,876
    Austria Technologie & Systemtechnik AG.................   2,825      66,917
    CA Immobilien Anlagen AG...............................   7,521     244,746
    DO & CO AG.............................................     994      90,126
    EVN AG.................................................   4,196      73,345
    FACC AG................................................   2,374      41,759
    Flughafen Wien AG......................................     307      11,932
#   IMMOFINANZ AG..........................................   8,519     202,791
    Kapsch TrafficCom AG...................................     757      27,011
    Lenzing AG.............................................     773      70,118
    Mayr Melnhof Karton AG.................................     651      82,393
    Oberbank AG............................................     414      41,734
    Oesterreichische Post AG...............................   3,336     135,419
    Palfinger AG...........................................   1,513      46,134
#   POLYTEC Holding AG.....................................   1,603      16,525
#   Porr AG................................................   1,717      46,483
    Rosenbauer International AG............................     346      17,636
    S IMMO AG..............................................   5,806      99,266
    Schoeller-Bleckmann Oilfield Equipment AG..............   1,265     112,922
#*  Semperit AG Holding....................................   1,085      17,921
    Strabag SE.............................................   1,862      65,470
    Telekom Austria AG.....................................  16,912     125,484
    UBM Development AG.....................................     299      12,806
    UNIQA Insurance Group AG...............................  16,100     150,364
    Vienna Insurance Group AG Wiener Versicherung Gruppe...   3,916     103,996
    Wienerberger AG........................................  10,988     252,735
#*  Zumtobel Group AG......................................   2,862      25,952
                                                                    -----------
TOTAL AUSTRIA..............................................           2,589,142
                                                                    -----------
BELGIUM -- (1.5%)..........................................
    Ackermans & van Haaren NV..............................   2,365     372,340
*   AGFA-Gevaert NV........................................  20,179      90,092
#*  Argenx SE..............................................   1,358     107,759
    Atenor.................................................     277      15,700
    Banque Nationale de Belgique...........................      20      58,451
    Barco NV...............................................   1,156     131,630
#   Bekaert SA.............................................   3,940      85,094
*   Biocartis NV...........................................   3,596      48,740
    bpost SA...............................................   6,213      94,292
#*  Celyad SA..............................................     590      14,655
    Cie d'Entreprises CFE..................................     891      94,474

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 BELGIUM -- (Continued)
 #   Cie Immobiliere de Belgique SA.........................    426 $   24,771
     Deceuninck NV..........................................  6,500     15,183
     D'ieteren SA ..........................................  2,831    111,969
 #   Econocom Group SA...................................... 14,168     44,346
     Elia System Operator SA................................  2,587    161,735
     Euronav NV............................................. 16,957    157,898
     EVS Broadcast Equipment SA.............................  1,783     39,635
 *   Exmar NV...............................................  2,768     18,659
     Fagron.................................................  4,796     78,007
 *   Galapagos NV...........................................  1,916    196,833
 *   Galapagos NV...........................................  2,063    211,949
 *   Galapagos NV (B083BK7).................................    974    100,490
     Gimv NV................................................  1,567     83,594
 #*  Ion Beam Applications..................................  2,603     45,766
     Jensen-Group NV........................................    507     17,794
     Kinepolis Group NV.....................................  1,598     85,786
     Lotus Bakeries.........................................     33     85,151
 #*  MDxHealth..............................................  6,303     12,377
 #   Melexis NV.............................................  1,773    116,608
 #*  Nyrstar NV.............................................  9,456     17,080
 #   Ontex Group NV.........................................  9,330    178,823
     Orange Belgium SA......................................  4,217     75,730
 *   Oxurion NV.............................................  5,542     29,740
     Picanol................................................    107      9,605
     Recticel SA............................................  4,845     37,692
     Resilux................................................     88     12,849
     Roularta Media Group NV................................    455      7,856
     Sioen Industries NV....................................    775     18,806
     Sipef NV...............................................    638     37,213
     Telenet Group Holding NV...............................  3,570    172,961
 *   Tessenderlo Group SA...................................  2,976    104,764
     Van de Velde NV........................................    433     10,797
 *   Viohalco SA............................................  9,200     26,466
                                                                    ----------
 TOTAL BELGIUM..............................................         3,462,160
                                                                    ----------
 CANADA -- (8.5%)
 *   5N Plus, Inc........................................... 10,900     24,508
     Absolute Software Corp.................................  4,400     25,736
 #   Acadian Timber Corp....................................    500      6,480
 #*  Advantage Oil & Gas, Ltd............................... 16,781     37,604
     Aecon Group, Inc.......................................  8,691    124,973
 #*  Africa Oil Corp........................................ 54,929     50,487
 #   AG Growth International, Inc...........................  1,567     69,955
     AGF Management, Ltd., Class B.......................... 10,933     44,763
 #   AGT Food & Ingredients, Inc............................  1,730     23,050
 *   Aimia, Inc............................................. 21,900     65,711
 #   AirBoss of America Corp................................  2,200     19,753
     AKITA Drilling, Ltd., Class A..........................  1,431      4,826
 *   Alacer Gold Corp....................................... 39,601     64,676
     Alamos Gold, Inc., Class A............................. 35,708    142,674
 #   Alaris Royalty Corp....................................  5,125     74,902
     Alcanna, Inc...........................................  5,866     41,886
 *   Alexco Resource Corp...................................  7,261      6,508
     Algoma Central Corp....................................  1,600     14,487
 #*  Alio Gold, Inc.........................................  5,135      3,666
     Altius Minerals Corp...................................  5,800     55,733
     Altus Group, Ltd.......................................  4,100     89,727
 #   Andrew Peller, Ltd., Class A...........................  5,900     67,047
 *   Argonaut Gold, Inc..................................... 25,712     25,195

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  CANADA -- (Continued)
  *   Aritzia, Inc...........................................    420 $  6,180
  *   Arrow Exploration Corp.................................  2,296    1,221
  #*  Asanko Gold, Inc....................................... 12,801    9,821
      Atco, Ltd., Class I....................................  1,307   38,105
  #*  Athabasca Oil Corp..................................... 58,945   57,313
  *   ATS Automation Tooling Systems, Inc.................... 16,487  242,461
  #   AutoCanada, Inc........................................  2,934   22,265
  *   B2Gold Corp............................................ 92,114  227,407
  #   Badger Daylighting, Ltd................................  4,309   87,067
  #*  Baytex Energy Corp..................................... 66,739  136,373
  #*  Bellatrix Exploration, Ltd.............................  7,882    6,706
      Birchcliff Energy, Ltd................................. 26,613   83,895
  #   Bird Construction, Inc.................................  3,138   16,233
  *   Black Diamond Group, Ltd...............................  2,510    5,930
  *   BlackPearl Resources, Inc.............................. 44,070   40,172
      BMTC Group, Inc........................................    850    9,672
  #   Bonavista Energy Corp.................................. 44,120   41,893
  #   Bonterra Energy Corp...................................  3,561   40,061
      Boralex, Inc., Class A.................................  6,476   83,628
  #   Brookfield Real Estate Services, Inc...................    700    8,641
  #*  Calfrac Well Services, Ltd............................. 10,144   34,829
      Calian Group, Ltd......................................    600   11,809
      Canaccord Genuity Group, Inc........................... 15,050   78,883
  #*  Canacol Energy, Ltd.................................... 18,050   50,594
      Canadian Western Bank.................................. 15,708  365,361
  *   Canfor Corp............................................  6,700   96,241
      Canfor Pulp Products, Inc..............................  3,143   52,572
      CanWel Building Materials Group, Ltd...................  4,700   17,280
      Capital Power Corp..................................... 10,531  218,548
  *   Capstone Mining Corp................................... 44,912   16,717
  #   Cardinal Energy, Ltd................................... 13,363   39,487
      Cascades, Inc.......................................... 14,898  115,884
  *   Celestica, Inc......................................... 24,395  253,132
  *   Centerra Gold, Inc..................................... 24,068   93,974
      Cervus Equipment Corp..................................  1,000    8,880
  #   CES Energy Solutions Corp.............................. 23,833   63,183
  *   China Gold International Resources Corp., Ltd.......... 43,400   59,341
  #   Cineplex, Inc..........................................  4,752  130,996
  #   Clearwater Seafoods, Inc...............................  1,700    7,064
      Cogeco Communications, Inc.............................  2,295  112,532
      Cogeco, Inc............................................    900   42,250
      Colliers International Group, Inc......................  2,934  199,248
      Computer Modelling Group, Ltd.......................... 17,262  103,327
  #*  Continental Gold, Inc.................................. 11,700   20,264
  #*  Copper Mountain Mining Corp............................ 12,235    8,829
      Corby Spirit and Wine, Ltd.............................    900   13,195
  *   Corridor Resources, Inc................................  2,900    1,410
      Corus Entertainment, Inc., Class B..................... 18,496   69,688
      Cott Corp.............................................. 24,191  364,211
  #*  Crew Energy, Inc....................................... 22,528   21,220
  *   CRH Medical Corp....................................... 12,400   38,619
  *   Delphi Energy Corp..................................... 16,088    6,966
  *   Denison Mines Corp..................................... 76,968   48,527
  *   Descartes Systems Group, Inc. (The)....................  7,475  228,716
  *   Detour Gold Corp....................................... 14,100  104,000
  #   DHX Media, Ltd.........................................  9,928   18,552
  #*  DIRTT Environmental Solutions..........................  8,100   42,701
      Dorel Industries, Inc., Class B........................  5,700   93,178
  *   DREAM Unlimited Corp., Class A.........................  5,650   31,116

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  CANADA -- (Continued)
  *   Dundee Precious Metals, Inc............................  18,655 $ 48,747
  #   ECN Capital Corp.......................................  28,022   74,288
      E-L Financial Corp., Ltd...............................     104   64,164
  #*  Eldorado Gold Corp..................................... 133,669   89,353
      Element Fleet Management Corp..........................  13,300   78,298
  #*  Endeavour Mining Corp..................................   5,231   80,230
  #*  Endeavour Silver Corp..................................  20,500   41,266
      Enerflex, Ltd..........................................   9,236  111,412
  #*  Energy Fuels, Inc......................................   5,331   17,816
      Enerplus Corp..........................................  21,665  201,600
      Enghouse Systems, Ltd..................................   2,900  160,503
      Ensign Energy Services, Inc............................  23,650   92,160
  #   Equitable Group, Inc...................................   1,543   70,912
  *   Essential Energy Services Trust........................  11,693    3,553
      Evertz Technologies, Ltd...............................   3,302   40,659
  #   Exchange Income Corp...................................     943   21,647
      Exco Technologies, Ltd.................................   2,400   16,827
  #   Extendicare, Inc.......................................   9,010   50,373
      Fiera Capital Corp.....................................   5,400   50,823
  #   Firm Capital Mortgage Investment Corp..................   2,800   27,395
  #*  First Majestic Silver Corp.............................  16,364   90,866
  #*  First Mining Gold Corp.................................  27,500    6,267
      First National Financial Corp..........................   2,280   46,658
      FirstService Corp......................................   3,073  225,448
  #*  Fission Uranium Corp...................................  56,500   28,755
  *   Fortuna Silver Mines, Inc..............................  25,900   98,371
      Freehold Royalties, Ltd................................  11,700   85,943
  *   Frontera Energy Corp...................................   1,620   21,141
      Gamehost, Inc..........................................   2,000   15,587
  *   GDI Integrated Facility Services, Inc..................     600    7,999
  *   Gear Energy, Ltd.......................................  25,800   16,462
  #   Genworth MI Canada, Inc................................   4,470  146,719
      Gibson Energy, Inc.....................................  10,225  161,866
  *   Glacier Media, Inc.....................................   1,800      875
  #   Gluskin Sheff & Associates, Inc........................   3,294   28,075
      GMP Capital, Inc.......................................   2,541    3,725
  #   goeasy, Ltd............................................   1,136   37,218
  *   Golden Star Resources, Ltd.............................   9,814   34,591
  *   Gran Tierra Energy, Inc................................  43,823  134,154
      Granite Oil Corp.......................................   3,233    2,947
  *   Great Canadian Gaming Corp.............................   9,600  309,195
  #*  Great Panther Silver, Ltd..............................   9,200    6,010
      Guardian Capital Group, Ltd., Class A..................   2,850   52,196
  #*  Guyana Goldfields, Inc.................................  20,243   27,217
  *   Heroux-Devtek, Inc.....................................   5,100   48,271
  #   High Liner Foods, Inc..................................   2,300   14,798
  #*  Home Capital Group, Inc................................   9,200   91,200
      Horizon North Logistics, Inc...........................  22,417   44,103
      Hudbay Minerals, Inc...................................  26,392  103,647
  #   Hudson's Bay Co........................................  13,927   89,606
  *   IAMGOLD Corp...........................................  68,600  235,537
  *   IBI Group, Inc.........................................   2,900    8,856
  #*  Imperial Metals Corp...................................   5,000    5,013
  *   Indigo Books & Music, Inc..............................     850    8,910
      Information Services Corp..............................     900   10,152
      Innergex Renewable Energy, Inc.........................   9,210   85,422
  *   Interfor Corp..........................................   7,200   79,632
  *   International Tower Hill Mines, Ltd....................   1,260      574
  *   Intertain Group, Ltd. (The)............................     900    7,780

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  CANADA -- (Continued)
  #   Intertape Polymer Group, Inc...........................  6,144 $ 81,161
      Invesque, Inc..........................................  4,300   31,691
  #*  Ivanhoe Mines, Ltd., Class A........................... 34,815   65,586
      Jamieson Wellness, Inc.................................  1,200   20,646
  #   Just Energy Group, Inc................................. 16,955   54,995
  #   K-Bro Linen, Inc.......................................  1,500   42,375
  *   Kelt Exploration, Ltd.................................. 15,188   70,146
  *   Kinaxis, Inc...........................................  1,917  129,426
  *   Kingsway Financial Services, Inc.......................    600    1,591
      Kirkland Lake Gold, Ltd................................ 14,205  278,715
  *   Knight Therapeutics, Inc............................... 14,616   87,266
  #   Labrador Iron Ore Royalty Corp.........................  7,000  152,076
  *   Largo Resources, Ltd................................... 17,532   53,137
      Lassonde Industries, Inc., Class A.....................    300   52,913
  #   Laurentian Bank of Canada..............................  5,800  183,105
  #*  Leagold Mining Corp....................................  7,000    7,763
      Leon's Furniture, Ltd..................................  3,500   46,048
      Linamar Corp...........................................  3,448  142,771
  #   Lucara Diamond Corp.................................... 35,107   58,136
  #*  Lundin Gold, Inc.......................................  4,591   16,321
      Magellan Aerospace Corp................................  1,400   20,206
  *   Mainstreet Equity Corp.................................    300   10,879
  *   Major Drilling Group International, Inc................ 10,973   38,842
  #*  Mandalay Resources Corp................................ 31,100    1,536
      Maple Leaf Foods, Inc..................................  5,364  121,993
      Martinrea International, Inc........................... 13,548  117,218
  #   Maxar Technologies, Ltd................................  4,543   67,915
  *   Maxim Power Corp.......................................  1,300    2,153
  #   Medical Facilities Corp................................  3,400   36,210
  *   MEG Energy Corp........................................ 25,593  204,713
      Melcor Developments, Ltd...............................    500    5,317
  *   Mitel Networks Corp....................................  9,680  106,326
      Morguard Corp..........................................    600   81,155
      Morneau Shepell, Inc...................................  5,601  116,066
      Mountain Province Diamonds, Inc........................ 15,600   26,307
      MTY Food Group, Inc....................................  2,300  118,665
      Mullen Group, Ltd...................................... 12,588  131,001
      Nevsun Resources, Ltd.................................. 49,162  218,465
  #*  New Gold, Inc.......................................... 80,270   64,023
  #   NFI Group, Inc.........................................  3,810  128,529
      Norbord, Inc...........................................  3,103   79,132
      North American Construction Group, Ltd.................  1,500   15,986
      North West Co., Inc. (The).............................  5,281  115,131
      Northland Power, Inc...................................  8,654  133,118
  *   NuVista Energy, Ltd.................................... 29,960  120,618
  #*  Obsidian Energy, Ltd................................... 50,277   36,664
      OceanaGold Corp........................................ 51,215  147,446
  #   Osisko Gold Royalties, Ltd............................. 12,194   93,366
  *   Osisko Mining, Inc..................................... 12,400   25,149
  #*  Painted Pony Energy, Ltd............................... 15,407   24,460
      Pan American Silver Corp............................... 20,960  308,720
  #*  Paramount Resources, Ltd., Class A.....................  8,344   60,977
  *   Parex Resources, Inc................................... 14,440  210,274
  #   Parkland Fuel Corp.....................................  8,559  287,435
      Pason Systems, Inc.....................................  6,652  100,403
  #*  Pengrowth Energy Corp.................................. 63,899   44,170
  #   Peyto Exploration & Development Corp...................  3,928   32,046
  #*  Photon Control, Inc....................................  8,868   11,721
  *   PHX Energy Services Corp...............................  3,600    7,657

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  CANADA -- (Continued)
      Pizza Pizza Royalty Corp...............................  2,100 $ 13,448
  #*  Points International, Ltd..............................    761    9,486
      Polaris Infrastructure, Inc............................  2,100   17,053
      Pollard Banknote, Ltd..................................    700   12,980
  #*  PolyMet Mining Corp.................................... 10,894    9,682
  #*  Precision Drilling Corp................................ 38,590   93,218
  #*  Premier Gold Mines, Ltd................................ 15,024   19,630
      Premium Brands Holdings Corp...........................  2,230  149,965
  *   Pretium Resources, Inc................................. 11,300   90,644
      Pulse Seismic, Inc.....................................  3,900    6,695
  #   Quarterhill, Inc....................................... 10,900   13,579
  #*  Questerre Energy Corp., Class A........................ 14,450    5,159
      Recipe Unlimited Corp..................................  1,100   22,694
      Reitmans Canada, Ltd., Class A.........................  4,500   12,989
  #   Richelieu Hardware, Ltd................................  6,769  129,883
      Rocky Mountain Dealerships, Inc........................  1,300   10,073
  #   Rogers Sugar, Inc...................................... 12,650   51,025
  *   Roxgold, Inc........................................... 35,140   21,888
      Russel Metals, Inc.....................................  7,300  134,971
  #*  Sabina Gold & Silver Corp.............................. 36,019   39,126
  #*  Sandstorm Gold, Ltd.................................... 18,600   68,808
      Savaria Corp...........................................  3,300   42,564
  #*  Seabridge Gold, Inc....................................  3,400   42,976
  #   Secure Energy Services, Inc............................ 23,629  154,003
  #*  SEMAFO, Inc............................................ 48,100  105,228
      ShawCor, Ltd...........................................  5,401   97,973
  #   Sienna Senior Living, Inc..............................  4,271   53,856
  *   Sierra Metals, Inc.....................................    100      239
  #*  Sierra Wireless, Inc...................................  5,200   93,734
      Sleep Country Canada Holdings, Inc.....................  3,801   76,687
  #   Sprott, Inc............................................ 25,983   59,409
  *   SSR Mining, Inc........................................ 18,306  179,382
  #   Stantec, Inc...........................................  8,045  209,367
      Stella-Jones, Inc......................................  5,365  171,817
  #*  STEP Energy Services, Ltd..............................  2,700    7,650
  *   Storm Resources, Ltd...................................  9,000   16,339
  #*  Stornoway Diamond Corp................................. 70,900   14,541
      Stuart Olson, Inc......................................  5,845   22,067
  #*  SunOpta, Inc...........................................  9,384   71,568
      Superior Plus Corp..................................... 13,614  122,339
  #   Surge Energy, Inc...................................... 40,298   62,447
  #*  Tahoe Resources, Inc................................... 19,894   46,998
  *   Tamarack Valley Energy, Ltd............................ 25,980   70,059
  *   Taseko Mines, Ltd...................................... 35,100   23,996
  *   Teranga Gold Corp...................................... 10,000   27,422
  #*  Tervita Corp...........................................    742    4,222
      TFI International, Inc.................................  8,551  284,568
  *   Theratechnologies, Inc.................................  2,300   14,920
  #   Tidewater Midstream and Infrastructure, Ltd............ 12,800   13,904
  #   Timbercreek Financial Corp.............................  4,346   29,778
  #*  TMAC Resources, Inc....................................  1,187    4,472
      TMX Group, Ltd.........................................  2,699  169,737
      TORC Oil & Gas, Ltd.................................... 20,774   85,372
  *   Torex Gold Resources, Inc..............................  5,210   47,452
      Toromont Industries, Ltd...............................  3,925  184,794
      Torstar Corp., Class B.................................  4,700    3,463
      Total Energy Services, Inc.............................  5,261   38,083
      TransAlta Corp......................................... 31,463  166,104
  #   TransAlta Renewables, Inc.............................. 13,183  108,652

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 CANADA -- (Continued)
     Transcontinental, Inc., Class A........................  9,825 $   161,729
     TransGlobe Energy Corp................................. 16,572      38,772
 #*  Trevali Mining Corp.................................... 49,000      18,238
 #*  Trican Well Service, Ltd............................... 49,274      67,373
 #   Tricon Capital Group, Inc.............................. 15,547     123,530
 *   Trinidad Drilling, Ltd................................. 40,764      51,402
 *   Trisura Group, Ltd.....................................  1,000      19,735
 #   Uni-Select, Inc........................................  6,255     102,963
 #   Valener, Inc...........................................  4,600      68,697
     Wajax Corp.............................................  2,313      41,061
 *   Wesdome Gold Mines, Ltd................................ 20,679      59,534
 *   Western Energy Services Corp...........................  4,624       2,388
     Western Forest Products, Inc........................... 41,030      54,854
 #   WestJet Airlines, Ltd..................................  1,600      23,311
     Westshore Terminals Investment Corp....................  3,842      70,043
     Whitecap Resources, Inc................................ 34,199     167,300
     Winpak, Ltd............................................  4,500     156,113
     Yamana Gold, Inc....................................... 92,886     210,968
 *   Yangarra Resources, Ltd................................  6,942      19,828
 #*  Yellow Pages, Ltd......................................  2,040      12,335
     ZCL Composites, Inc....................................  4,000      20,358
     Zenith Capital Corp....................................  1,300          80
                                                                    -----------
 TOTAL CANADA...............................................         19,696,177
                                                                    -----------
 DENMARK -- (2.0%)
 *   ALK-Abello A.S.........................................    728     116,628
     Alm Brand A.S..........................................  7,780      65,152
     Ambu A.S., Class B..................................... 13,243     275,874
 *   Bang & Olufsen A.S.....................................  4,667      96,951
 #*  Bavarian Nordic A.S....................................  3,307      76,434
     Brodrene Hartmann A.S..................................    204       9,691
     Columbus A.S...........................................  6,761      16,052
 *   D/S Norden A.S.........................................  4,596      63,478
     DFDS A.S...............................................  3,765     161,144
 #   FLSmidth & Co. A.S.....................................  3,876     203,376
     GN Store Nord A.S...................................... 14,123     599,079
 *   H+H International A.S., Class B........................  2,539      41,751
     IC Group A.S...........................................    836       6,449
     ISS A.S................................................ 13,688     449,530
     Jeudan A.S.............................................    153      21,716
     Jyske Bank A.S.........................................  6,655     271,730
     Matas A.S..............................................  5,259      50,793
 *   Nilfisk Holding A.S....................................  3,029     118,895
 #*  NKT A.S................................................  3,029      56,975
     NNIT A.S...............................................    995      28,136
     Parken Sport & Entertainment A.S.......................    400       4,640
     Per Aarsleff Holding A.S...............................  2,371      77,546
     Ringkjoebing Landbobank A.S............................  2,710     137,739
     Rockwool International A.S., Class A...................    148      42,322
     Rockwool International A.S., Class B...................    664     226,861
     Royal Unibrew A.S......................................  4,476     317,627
     RTX A.S................................................    869      22,680
 *   Santa Fe Group A.S.....................................  1,200       2,804
     Scandinavian Tobacco Group A.S., Class A...............  1,725      26,170
     Schouw & Co., A.S......................................  1,410     115,137
     SimCorp A.S............................................  4,078     313,986
     Solar A.S., Class B....................................    610      32,678
     Spar Nord Bank A.S.....................................  9,494      78,666
     Sydbank A.S............................................  7,973     184,155

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 DENMARK -- (Continued)
     Tivoli A.S.............................................    142 $   13,748
 #*  TK Development A.S.....................................  5,947      5,266
     Topdanmark A.S.........................................  4,245    201,780
 *   TORM P.L.C.............................................  2,166     12,734
     United International Enterprises.......................    176     39,526
 #*  Vestjysk Bank A.S......................................    725        223
 *   Zealand Pharma A.S.....................................  3,103     39,503
                                                                    ----------
 TOTAL DENMARK..............................................         4,625,625
                                                                    ----------
 FINLAND -- (2.3%)
     Ahlstrom-Munksjo Oyj...................................  2,420     37,724
     Aktia Bank Oyj.........................................  6,304     61,397
     Alma Media Oyj.........................................  4,469     33,304
     Amer Sports Oyj........................................ 15,263    567,353
     Asiakastieto Group Oyj.................................    376     12,368
     Aspo Oyj...............................................  2,685     27,927
     Atria Oyj..............................................    781      7,484
 #*  BasWare Oyj............................................    944     21,281
 #   Bittium Oyj............................................  5,377     35,631
     Cargotec Oyj, Class B..................................  4,075    169,366
 *   Caverion Oyj........................................... 12,245     76,638
 #   Citycon Oyj............................................ 41,650     80,947
     Cramo Oyj..............................................  4,511     85,991
     Elisa Oyj..............................................  4,637    184,488
     Finnair Oyj............................................  6,960     52,283
     Fiskars Oyj Abp........................................  3,846     70,911
     F-Secure Oyj...........................................  8,209     21,410
     HKScan Oyj, Class A....................................  1,550      3,354
 #   Huhtamaki Oyj..........................................  9,902    277,627
     Kemira Oyj............................................. 13,763    168,802
     Kesko Oyj, Class A.....................................    989     55,507
     Kesko Oyj, Class B.....................................  7,188    419,798
 #   Konecranes Oyj.........................................  5,327    190,765
     Lassila & Tikanoja Oyj.................................  3,659     65,829
 #   Lehto Group Oyj........................................    783      4,077
     Metsa Board Oyj........................................ 21,016    183,796
     Metso Oyj..............................................  9,837    310,573
     Nokian Renkaat Oyj..................................... 12,072    383,990
     Olvi Oyj, Class A......................................  1,579     52,834
     Oriola Oyj, Class B.................................... 16,336     49,898
     Orion Oyj, Class A.....................................  2,049     70,897
     Orion Oyj, Class B.....................................  8,072    277,671
     Outokumpu Oyj.......................................... 32,709    137,106
 *   Outotec Oyj............................................ 17,384     67,238
 #   Pihlajalinna Oyj.......................................    563      5,732
     Ponsse Oyj.............................................  1,180     36,293
     Poyry Oyj..............................................  3,314     28,152
     Raisio Oyj, Class V.................................... 12,031     36,903
     Ramirent Oyj...........................................  9,515     69,465
     Rapala VMC Oyj.........................................  1,900      7,104
     Revenio Group Oyj......................................  2,269     32,898
     Sanoma Oyj............................................. 10,553    118,906
     SRV Group Oyj..........................................  2,217      5,621
 *   Stockmann Oyj Abp, Class A.............................  1,299      4,409
 #*  Stockmann Oyj Abp (5462393), Class B...................  2,495      8,516
     Tieto Oyj..............................................  5,452    175,495
 #   Tikkurila Oyj..........................................  4,795     65,298
     Tokmanni Group Corp....................................  5,903     47,881
     Uponor Oyj.............................................  4,699     50,891

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 FINLAND -- (Continued)
     Vaisala Oyj, Class A...................................  1,838 $   35,981
     Valmet Oyj............................................. 13,710    312,161
 #   YIT Oyj................................................ 17,872    101,788
                                                                    ----------
 TOTAL FINLAND..............................................         5,409,759
                                                                    ----------
 FRANCE -- (4.0%)
     ABC arbitrage..........................................  1,829     13,219
 *   Air France-KLM......................................... 21,538    208,233
     Akka Technologies......................................  1,189     78,324
     AKWEL..................................................    768     15,295
     Albioma SA.............................................  2,826     54,911
     Altamir................................................  1,905     33,337
     Alten SA...............................................  2,667    257,020
 #   Altran Technologies SA................................. 22,811    226,094
 *   Amplitude Surgical SAS.................................  1,840      6,703
     APRIL SA...............................................  1,417     25,624
     Assystem...............................................    808     23,479
     Aubay..................................................    637     22,668
     Axway Software SA......................................    836     13,236
 #   Bastide le Confort Medical.............................    266     10,557
     Beneteau SA............................................  4,056     67,244
     Bigben Interactive.....................................  1,286     11,311
     Boiron SA..............................................    776     46,462
     Bonduelle SCA..........................................  1,736     61,579
 #*  Bourbon Corp...........................................  2,220     12,981
     Burelle SA.............................................     28     29,782
 #   Casino Guichard Perrachon SA...........................  4,112    181,350
 *   Cegedim SA.............................................    532     13,302
 *   CGG SA................................................. 53,052    128,335
     Chargeurs SA...........................................  2,289     49,443
     Cie des Alpes..........................................    997     30,421
     Cie Plastic Omnium SA..................................  5,259    146,212
 *   Coface SA.............................................. 11,150    111,423
     Derichebourg SA........................................ 10,240     49,263
     Devoteam SA............................................    520     57,209
     Electricite de Strasbourg SA...........................    132     15,318
 #   Elior Group SA.........................................  8,690    125,000
     Elis SA................................................  8,314    167,645
     Eramet.................................................  1,279    117,740
 #*  Erytech Pharma SA......................................  1,201      8,890
     Esso SA Francaise......................................    197      7,766
 *   Etablissements Maurel et Prom..........................  5,306     24,545
     Euronext NV............................................  5,399    332,214
     Europcar Mobility Group................................ 10,879    102,943
     Eutelsat Communications SA............................. 16,152    327,152
     Exel Industries, Class A...............................    184     14,090
 *   Fnac Darty SA (BLRZL56)................................    648     46,119
 *   Fnac Darty SA (V7VQL46)................................  1,311     93,204
     Gaumont SA.............................................    129     18,189
     Gaztransport Et Technigaz SA...........................  2,233    165,041
     Getlink................................................ 16,111    202,649
 #   GL Events..............................................  1,343     28,712
     Groupe Crit............................................    446     29,815
     Groupe Open............................................    581     14,161
     Guerbet................................................    759     48,146
     Haulotte Group SA......................................  1,014     11,476
     HERIGE SADCS...........................................    186      5,099
 *   ID Logistics Group.....................................    230     38,810
     Imerys SA..............................................  2,590    159,656

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  FRANCE -- (Continued)
      Ingenico Group SA......................................  5,884 $416,440
      Interparfums SA........................................    382   15,795
      IPSOS..................................................  4,153  110,588
      Jacquet Metal Service SA...............................  1,426   29,535
      Kaufman & Broad SA.....................................  2,058   84,405
      Korian SA..............................................  5,129  202,082
      Lagardere SCA.......................................... 11,970  327,197
      Laurent-Perrier........................................    280   28,708
      Le Belier..............................................    216    8,318
      Lectra.................................................  2,862   60,603
      Linedata Services......................................    535   18,341
      LISI...................................................  2,351   68,475
      LNA Sante SA...........................................    809   42,783
      Maisons du Monde SA....................................  3,875   97,142
  #   Maisons France Confort SA..............................    440   16,357
      Manitou BF SA..........................................  1,600   45,057
      Manutan International..................................    508   33,983
      Mersen SA..............................................  1,995   65,817
      Metropole Television SA................................  2,989   57,854
      Neopost SA.............................................  4,631  148,838
  #   Nexans SA..............................................  3,061   88,335
      Nexity SA..............................................  4,166  199,222
  #*  Nicox..................................................  2,438   14,349
      NRJ Group..............................................  2,200   19,416
      Oeneo SA...............................................  3,464   35,049
  #*  Onxeo SA...............................................  4,614    5,048
  #*  Parrot SA..............................................  2,552   11,752
  #*  Pierre & Vacances SA...................................    633   14,017
      Plastivaloire..........................................  1,105   13,807
  #   Rallye SA..............................................  3,323   36,885
  #*  Recylex SA.............................................  1,750   12,294
      Rexel SA............................................... 31,259  398,468
      Robertet SA............................................     95   56,373
      Rothschild & Co........................................  2,111   84,116
      Rubis SCA..............................................  9,019  465,327
      Samse SA...............................................    132   18,382
      Savencia SA............................................    669   49,100
      Seche Environnement SA.................................    288    8,501
      Societe BIC SA.........................................  2,486  237,992
  *   Societe des Bains de Mer et du Cercle des Etrangers a
        Monaco...............................................    561   31,720
      Societe pour l'Informatique Industrielle...............    636   15,930
  *   SOITEC.................................................  1,888  134,536
  *   Solocal Group.......................................... 71,908   58,304
      Somfy SA...............................................    786   60,773
      Sopra Steria Group.....................................  1,415  156,722
      SPIE SA................................................ 11,252  176,168
  *   SRP Groupe SA..........................................    992    4,714
  *   Stallergenes Greer P.L.C...............................    556   17,047
  *   Ste Industrielle d'Aviation Latecoere SA...............  7,938   30,604
      Stef SA................................................    401   36,744
      Sword Group............................................    702   26,837
      Synergie SA............................................    659   20,108
  #   Tarkett SA.............................................  3,788   83,218
  #*  Technicolor SA......................................... 21,143   26,954
      Television Francaise 1.................................  6,958   70,771
  #*  Tessi SA...............................................    135   19,991
      Thermador Groupe.......................................    782   42,024
      Total Gabon............................................     25    3,971
      Trigano SA.............................................  1,179  119,700

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 FRANCE -- (Continued)
 #*  Vallourec SA........................................... 33,070 $  156,327
 *   Valneva SE.............................................  1,276      4,853
     Vetoquinol SA..........................................    354     19,827
     Vicat SA...............................................  2,004    107,696
     VIEL & Cie SA..........................................  4,347     23,116
     Vilmorin & Cie SA......................................    627     37,342
 *   Virbac SA..............................................    149     23,909
                                                                    ----------
 TOTAL FRANCE...............................................         9,246,054
                                                                    ----------
 GERMANY -- (5.9%)
     Aareal Bank AG.........................................  6,833    254,196
     ADLER Real Estate AG...................................  3,922     63,411
 #   ADO Properties SA......................................  2,669    157,422
 *   ADVA Optical Networking SE.............................  6,520     53,263
 *   AIXTRON SE.............................................  8,383    105,049
     All for One Steeb AG...................................    139      8,276
     Allgeier SE............................................    979     35,592
     Amadeus Fire AG........................................    667     76,305
     Atoss Software AG......................................    206     17,679
     Aurubis AG.............................................  4,105    249,171
     Basler AG..............................................    211     37,330
     Bauer AG...............................................  1,120     18,688
     BayWa AG...............................................  1,631     47,497
     Bechtle AG.............................................  3,237    287,470
     Bertrandt AG...........................................    702     58,094
     bet-at-home.com AG.....................................    123      7,145
     Bijou Brigitte AG......................................    481     20,008
     Bilfinger SE...........................................  4,179    182,042
     Borussia Dortmund GmbH & Co. KGaA......................  9,378    101,535
     CANCOM SE..............................................  3,682    150,129
     Carl Zeiss Meditec AG..................................  2,614    214,122
     CECONOMY AG............................................  8,246     42,135
     CENIT AG...............................................  1,323     22,739
     CENTROTEC Sustainable AG...............................    762     10,758
     Cewe Stiftung & Co. KGAA...............................    629     49,278
     comdirect bank AG......................................  4,102     48,570
     CompuGroup Medical SE..................................  2,314    130,706
     Corestate Capital Holding SA...........................    821     35,434
     CropEnergies AG........................................  2,141      9,544
     CTS Eventim AG & Co. KGaA..............................  5,208    195,248
     Delticom AG............................................    212      2,004
     Deutsche Beteiligungs AG...............................  1,347     55,088
     Deutsche EuroShop AG...................................  5,205    161,516
     Deutsche Pfandbriefbank AG............................. 11,983    159,116
     Deutz AG............................................... 15,850    117,888
 *   Dialog Semiconductor P.L.C.............................  5,170    136,339
     DIC Asset AG...........................................  7,097     76,533
     Diebold Nixdorf AG.....................................    184     11,915
     DMG Mori AG............................................  2,097    101,415
     Dr Hoenle AG...........................................    579     45,190
     Draegerwerk AG & Co. KGaA..............................    307     14,968
     Duerr AG...............................................  5,077    180,916
     Eckert & Ziegler AG....................................    672     37,173
     EDAG Engineering Group AG..............................  1,225     24,273
     Elmos Semiconductor AG.................................  1,962     40,801
     ElringKlinger AG.......................................  4,625     39,181
     Energiekontor AG.......................................    790     12,644
     Ferratum Oyj...........................................    851     10,700
     Fielmann AG............................................  2,232    138,450

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  GERMANY -- (Continued)
      First Sensor AG........................................    880 $ 16,735
      Freenet AG............................................. 14,437  324,730
      Fuchs Petrolub SE......................................    979   42,389
      GEA Group AG...........................................  6,515  197,965
      Gerresheimer AG........................................  3,131  220,659
  *   Gerry Weber International AG...........................  2,328    7,648
      Gesco AG...............................................  1,167   36,461
      GFT Technologies SE....................................  1,914   21,969
      Grand City Properties SA...............................  9,261  223,892
      GRENKE AG..............................................  1,138  109,138
      H&R GmbH & Co. KGaA....................................  1,853   14,097
      Hamburger Hafen und Logistik AG........................  2,892   61,262
      Hapag-Lloyd AG.........................................    550   20,337
  *   Heidelberger Druckmaschinen AG......................... 31,107   72,062
      Hella GmbH & Co. KGaA..................................  3,058  143,042
      Hornbach Baumarkt AG...................................  1,015   26,995
      Hornbach Holding AG & Co. KGaA.........................    356   23,527
      Hugo Boss AG...........................................  6,060  433,069
      Indus Holding AG.......................................  2,461  134,369
      Isra Vision AG.........................................  1,883   80,772
      IVU Traffic Technologies AG............................  1,595    9,017
      Jenoptik AG............................................  5,689  172,200
      K+S AG................................................. 22,114  411,806
      Kloeckner & Co. SE..................................... 11,414   95,985
      Koenig & Bauer AG......................................  1,558   76,105
      Krones AG..............................................  1,483  132,585
      KSB SE & Co. KGaA......................................     31   10,670
      KWS Saat SE............................................    236   80,175
      Lanxess AG.............................................  5,434  336,352
      LEG Immobilien AG......................................  5,351  584,913
      Leifheit AG............................................    754   13,479
      Leoni AG...............................................  3,647  133,132
  *   LPKF Laser & Electronics AG............................  1,227    8,896
  *   Manz AG................................................    726   22,960
  *   Medigene AG............................................  1,273   15,339
      METRO AG............................................... 10,303  154,991
      MLP SE.................................................  7,438   42,906
      Nemetschek SE..........................................  2,828  371,762
      Nexus AG...............................................  1,759   48,022
  *   Nordex SE..............................................  5,797   53,856
      Norma Group SE.........................................  3,611  194,965
      OHB SE.................................................  1,058   37,551
      OSRAM Licht AG.........................................  4,440  179,894
      Paragon GmbH & Co. KGaA................................    263    7,654
      Patrizia Immobilien AG.................................  6,197  106,529
      Pfeiffer Vacuum Technology AG..........................    743   92,387
      PNE AG................................................. 11,501   31,478
      ProSiebenSat.1 Media SE................................  8,625  199,164
      PSI Software AG........................................  1,064   19,020
      QSC AG.................................................  8,683   15,294
      Rational AG............................................    110   63,688
      Rheinmetall AG.........................................  4,148  358,983
      RHOEN-KLINIKUM AG......................................  3,484   88,061
      RIB Software SE........................................  4,840   83,531
  *   Rocket Internet SE.....................................  7,159  206,704
      S&T AG.................................................  4,482  111,389
  #   SAF-Holland SA.........................................  5,479   79,853
      Salzgitter AG..........................................  4,476  178,897
  *   Schaltbau Holding AG...................................    369    9,582

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
    Scout24 AG.............................................   6,886 $   285,379
    Secunet Security Networks AG...........................     157      16,498
*   Senvion SA.............................................   1,441       8,216
*   SGL Carbon SE..........................................     906       9,076
*   Shop Apotheke Europe NV................................     531      27,004
    SHW AG.................................................     529      13,267
    Siltronic AG...........................................   1,830     167,600
    Sixt Leasing SE........................................   1,354      19,591
    Sixt SE................................................   1,196     121,580
    SMA Solar Technology AG................................   1,447      33,766
    Software AG............................................   4,950     221,610
    Stabilus SA............................................   2,114     141,668
    STRATEC Biomedical AG..................................     656      43,065
    Stroeer SE & Co. KGaA..................................   2,788     145,731
    Suedzucker AG..........................................   8,292     128,410
*   SUESS MicroTec SE......................................   2,434      31,013
    Surteco Group SE.......................................   1,107      24,611
    TAG Immobilien AG......................................  12,267     279,836
    Takkt AG...............................................   3,842      65,264
    Technotrans SE, Class C................................   1,129      40,251
*   Tele Columbus AG.......................................   3,055      10,751
    TLG Immobilien AG......................................   7,874     199,916
*   Tom Tailor Holding SE..................................   3,567      13,617
    Traffic Systems SE.....................................     408       7,545
    VERBIO Vereinigte BioEnergie AG........................   2,533      14,903
    Vossloh AG.............................................   1,143      52,880
    VTG AG.................................................   1,548      92,633
    Wacker Neuson SE.......................................   3,397      75,438
    Washtec AG.............................................   1,274      98,176
    Wuestenrot & Wuerttembergische AG......................   2,745      55,545
    XING SE................................................     352     105,836
    Zeal Network SE........................................   1,170      28,408
                                                                    -----------
TOTAL GERMANY..............................................          13,684,923
                                                                    -----------
HONG KONG -- (2.5%)
#   Agritrade Resources, Ltd............................... 320,000      63,781
    Alco Holdings, Ltd.....................................  20,000       2,789
    Allied Group, Ltd......................................  13,600      73,320
    Allied Properties HK, Ltd.............................. 219,416      47,109
    APAC Resources, Ltd....................................   6,569         941
#*  Applied Development Holdings, Ltd...................... 255,000      18,890
    APT Satellite Holdings, Ltd............................  43,500      13,949
    Asia Financial Holdings, Ltd...........................  54,874      29,534
    Asia Satellite Telecommunications Holdings, Ltd........  11,500       7,845
#   Asia Standard International Group, Ltd.................  98,940      18,615
    Asiasec Properties, Ltd................................  30,000      14,968
    Associated International Hotels, Ltd...................  28,000      78,523
    BOE Varitronix, Ltd....................................  20,009       5,786
*   Bonjour Holdings, Ltd..................................  61,600       1,772
#   Bright Smart Securities & Commodities Group, Ltd.......  86,000      16,304
*   Brightoil Petroleum Holdings, Ltd...................... 314,000      60,062
#*  Brockman Mining, Ltd................................... 256,330       5,750
*   Burwill Holdings, Ltd.................................. 302,000       6,252
    Cafe de Coral Holdings, Ltd............................  30,000      65,018
#*  Camsing International Holding, Ltd.....................  40,000      31,472
    Century City International Holdings, Ltd...............  43,340       3,825
    Chen Hsong Holdings....................................  30,000       8,772
    Chevalier International Holdings, Ltd..................   4,000       5,702
*   China Baoli Technologies Holdings, Ltd................. 145,000       9,248

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
 *   China Energy Development Holdings, Ltd.................   162,000 $  2,418
 #   China Goldjoy Group, Ltd...............................   636,000   26,040
 #*  China LNG Group, Ltd...................................   278,000   38,378
     China Motor Bus Co., Ltd...............................     1,600   19,520
 *   China Shandong Hi-Speed Financial Group, Ltd...........   390,000   12,315
 *   China Soft Power Technology Holdings, Ltd..............    32,290      203
 *   China Strategic Holdings, Ltd.......................... 1,321,250    9,625
 *   China Tonghai International Financial, Ltd.............   130,000   11,660
 *   China Touyun Tech Group, Ltd...........................   430,000    3,423
     Chinese Estates Holdings, Ltd..........................    47,000   44,235
     Chong Hing Bank, Ltd...................................    21,000   35,392
     Chow Sang Sang Holdings International, Ltd.............    27,000   43,787
     Chuang's Consortium International, Ltd.................    56,000   10,164
     CITIC Telecom International Holdings, Ltd..............   207,000   65,000
 #   CK Life Sciences Intl Holdings, Inc....................   352,000   17,726
     CNQC International Holdings, Ltd.......................    30,000    6,470
 #*  Common Splendor International Health Industry Group,
       Ltd..................................................   150,000   12,829
     Convenience Retail Asia, Ltd...........................    50,000   21,055
 #*  Convoy Global Holdings, Ltd............................   516,000    2,060
 *   Cosmopolitan International Holdings, Ltd...............   140,000   23,076
 #   Cowell e Holdings, Inc.................................    47,000    5,394
 *   CP Lotus Corp..........................................   290,000    3,655
     Cross-Harbour Holdings, Ltd. (The).....................    33,826   56,537
     CSI Properties, Ltd....................................   859,543   33,619
 *   CST Group, Ltd......................................... 2,064,000    6,070
     Dah Sing Banking Group, Ltd............................    38,528   73,316
     Dah Sing Financial Holdings, Ltd.......................    15,406   82,699
     Dickson Concepts International, Ltd....................    14,500    6,297
 *   Digital Domain Holdings, Ltd........................... 1,060,000   14,496
 *   eForce Holdings, Ltd...................................   696,000   10,352
     Emperor Capital Group, Ltd.............................   270,000   12,771
     Emperor Entertainment Hotel, Ltd.......................    40,000    7,199
     Emperor International Holdings, Ltd....................   140,333   34,379
     Emperor Watch & Jewellery, Ltd.........................   210,000    8,310
 #   Enerchina Holdings, Ltd................................   700,200   34,898
 *   ENM Holdings, Ltd......................................   144,000   12,564
 #*  Esprit Holdings, Ltd...................................   189,750   43,199
     Fairwood Holdings, Ltd.................................    10,500   35,004
     Far East Consortium International, Ltd.................   161,876   76,201
 #*  FIH Mobile, Ltd........................................   347,000   32,362
     First Pacific Co., Ltd.................................   166,000   74,286
     Fountain SET Holdings, Ltd.............................    28,000    3,688
 *   Freeman FinTech Corp., Ltd.............................   620,000    3,411
 *   Future World Financial Holdings, Ltd...................     8,383       68
     Get Nice Holdings, Ltd.................................   651,000   19,969
     Giordano International, Ltd............................   126,000   55,992
 #*  Global Brands Group Holding, Ltd.......................   634,000   35,221
     Glorious Sun Enterprises, Ltd..........................    72,000    7,645
 #*  Gold-Finance Holdings, Ltd.............................    88,000   19,652
 #   Goodbaby International Holdings, Ltd...................   129,000   40,030
     Great Eagle Holdings, Ltd..............................    15,225   69,528
 *   G-Resources Group, Ltd................................. 2,577,000   16,487
 #   Guotai Junan International Holdings, Ltd...............   254,400   46,255
     Haitong International Securities Group, Ltd............   249,191   81,679
     Hang Lung Group, Ltd...................................    12,000   29,543
     Hanison Construction Holdings, Ltd.....................    27,198    4,694
 *   Hao Tian Development Group, Ltd........................   400,400   12,389
     Harbour Centre Development, Ltd........................    13,500   24,355
     HKBN, Ltd..............................................    76,000  114,097

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares   Value>>
                                                             --------- --------
 HONG KONG -- (Continued)
 *   HKBridge Financial Holdings, Ltd.......................    82,000 $ 10,216
     HKR International, Ltd.................................    81,986   39,098
     Hong Kong Aircraft Engineering Co., Ltd................     4,400   40,144
     Hong Kong Ferry Holdings Co., Ltd......................    23,000   23,246
 *   Hong Kong Finance Investment Holding Group, Ltd........   102,000   13,036
     Hong Kong International Construction Investment
       Management Group Co., Ltd............................   120,000   33,818
 #*  Hong Kong Television Network, Ltd......................    32,239    8,868
     Hongkong & Shanghai Hotels, Ltd. (The).................    69,000   95,217
 #   Hongkong Chinese, Ltd..................................    90,000   10,321
     Hopewell Holdings, Ltd.................................    51,166  158,093
 *   Hsin Chong Group Holdings, Ltd.........................         3        0
 #   Huarong International Financial Holdings, Ltd..........    33,000    2,933
     Hung Hing Printing Group, Ltd..........................    29,815    4,376
     Hutchison Telecommunications Hong Kong Holdings, Ltd...   162,000   59,801
     IGG, Inc...............................................    96,000  101,770
 *   Imagi International Holdings, Ltd......................    22,800    4,856
     IT, Ltd................................................    54,000   24,775
     ITC Properties Group, Ltd..............................    30,000    8,586
     Johnson Electric Holdings, Ltd.........................    32,875   73,740
     Kerry Logistics Network, Ltd...........................    61,000   96,740
     Kingston Financial Group, Ltd..........................    36,000    8,342
     Kowloon Development Co., Ltd...........................    41,000   42,235
     Lai Sun Development Co., Ltd...........................    30,608   44,401
     Lai Sun Garment International, Ltd.....................     9,000   11,509
 *   Landing International Development, Ltd.................   133,200   27,779
     Landsea Green Group Co., Ltd...........................   180,000   19,321
     Li & Fung, Ltd.........................................   442,000   87,720
     Lifestyle International Holdings, Ltd..................    55,000   95,108
     Lippo China Resources, Ltd.............................   586,000   12,306
     Liu Chong Hing Investment, Ltd.........................    18,000   26,359
     L'Occitane International SA............................    32,250   60,400
     Luk Fook Holdings International, Ltd...................    38,000  125,387
     Lung Kee Bermuda Holdings..............................    26,000   11,155
     Macau Legend Development, Ltd..........................   293,000   51,245
     Magnificent Hotel Investment, Ltd......................   336,000    7,740
     Man Wah Holdings, Ltd..................................   127,200   58,696
 *   Mason Group Holdings, Ltd.............................. 2,829,598   51,279
 *   Master Glory Group, Ltd................................   660,000    1,515
 #   Melco International Development, Ltd...................    64,000  109,842
     Microport Scientific Corp..............................    36,000   42,978
 #   Midland Holdings, Ltd..................................    60,000   10,109
 *   Midland IC&I, Ltd......................................    30,000      776
     Ming Fai International Holdings, Ltd...................    44,000    5,581
     Miramar Hotel & Investment.............................    20,000   34,644
     Modern Dental Group, Ltd...............................    43,000    7,160
 *   Mongolian Mining Corp..................................   171,249    3,572
     Nameson Holdings, Ltd..................................    74,000    6,733
     Nanfang Communication Holdings, Ltd....................    36,000   23,525
 *   New Sports Group, Ltd..................................   100,000    4,166
 *   New Times Energy Corp., Ltd............................    52,200      892
 *   NewOcean Energy Holdings, Ltd..........................   110,000   39,923
 *   Nimble Holdings Co., Ltd...............................    28,000    2,413
 *   Noble Century Investment Holdings, Ltd.................   232,000   18,361
 #   OP Financial, Ltd......................................   116,000   37,453
     Orange Sky Golden Harvest Entertainment Holdings, Ltd..   115,000    5,299
     Oriental Watch Holdings................................    14,000    3,097
 *   Pacific Andes International Holdings, Ltd..............   126,000      440
     Pacific Basin Shipping, Ltd............................   490,000  107,365

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 HONG KONG -- (Continued)
     Pacific Textiles Holdings, Ltd.........................  78,000 $   78,767
     Paliburg Holdings, Ltd.................................  26,000      9,507
 #*  Paradise Entertainment, Ltd............................  40,000      4,229
     PC Partner Group, Ltd..................................  30,000     11,063
 #   Pico Far East Holdings, Ltd............................  96,000     32,483
     Playmates Toys, Ltd....................................  60,000      4,898
     Polytec Asset Holdings, Ltd............................  30,000      2,523
     Public Financial Holdings, Ltd.........................  24,000      9,698
 *   PYI Corp., Ltd......................................... 169,839      2,511
 #*  Realord Group Holdings, Ltd............................  54,000     31,343
     Regal Hotels International Holdings, Ltd...............  29,000     15,625
 #   Regina Miracle International Holdings, Ltd.............  43,000     21,643
     Sa Sa International Holdings, Ltd...................... 128,015     49,323
 #   SEA Holdings, Ltd......................................  50,046     57,065
     Shenwan Hongyuan HK, Ltd...............................  25,000      5,072
     Shun Ho Property Investments, Ltd......................   5,544      1,858
     Shun Tak Holdings, Ltd................................. 190,000     60,799
     Sing Tao News Corp., Ltd...............................  14,000      1,498
     Singamas Container Holdings, Ltd....................... 132,000     21,225
     SITC International Holdings Co., Ltd................... 119,000     87,432
     SmarTone Telecommunications Holdings, Ltd..............  43,000     59,771
 *   SOCAM Development, Ltd.................................   6,566      1,593
 #*  Solartech International Holdings, Ltd.................. 240,000     23,958
 *   Solomon Systech International, Ltd.....................  58,000      1,763
     Soundwill Holdings, Ltd................................   4,000      5,236
 *   South Shore Holdings, Ltd..............................  54,450      2,545
     Stella International Holdings, Ltd.....................  55,000     55,019
 #*  Summit Ascent Holdings, Ltd............................  92,000     11,268
     Sun Hung Kai & Co., Ltd................................  50,464     22,759
     SUNeVision Holdings, Ltd...............................  24,000     12,960
     TAI Cheung Holdings, Ltd...............................  37,000     34,501
     Tao Heung Holdings, Ltd................................  17,000      2,866
     Television Broadcasts, Ltd.............................  32,000     67,568
 #   Texwinca Holdings, Ltd.................................  78,000     26,567
     TK Group Holdings, Ltd.................................  30,000     16,011
 *   TOM Group, Ltd......................................... 130,000     31,933
 #*  Town Health International Medical Group, Ltd........... 330,000     29,036
     Transport International Holdings, Ltd..................  22,800     56,699
 *   Trinity, Ltd...........................................  58,000      2,337
 *   TSC Group Holdings, Ltd................................  39,000      2,387
     Union Medical Healthcare, Ltd..........................  46,000     23,254
 #   United Laboratories International Holdings, Ltd. (The).  59,000     41,003
     Upbest Group, Ltd...................................... 148,000     19,690
     Value Partners Group, Ltd..............................  97,000     72,345
     Victory City International Holdings, Ltd...............  36,937        543
     Vitasoy International Holdings, Ltd....................  62,000    197,650
 #   VPower Group International Holdings, Ltd...............  35,000     13,773
     VSTECS Holdings, Ltd...................................  89,600     42,531
     VTech Holdings, Ltd....................................  13,200    155,079
     Wai Kee Holdings, Ltd..................................  52,000     24,396
     Wang On Group, Ltd..................................... 260,000      2,426
 #*  We Solutions, Ltd...................................... 136,000      9,218
     Wing On Co. International, Ltd.........................  14,000     46,449
     Wing Tai Properties, Ltd...............................   6,000      3,989
 *   Yat Sing Holdings, Ltd................................. 150,000      3,630
     YGM Trading, Ltd.......................................   4,000      3,524
     Yugang International, Ltd.............................. 576,000     17,372
 #*  Yunfeng Financial Group, Ltd...........................  20,000      9,837
                                                                     ----------
 TOTAL HONG KONG............................................          5,922,422
                                                                     ----------

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 Shares Value>>
                                                                 ------ --------
IRELAND -- (0.3%)
    C&C Group P.L.C............................................. 22,711 $ 84,412
    Datalex P.L.C...............................................    874    2,151
    FBD Holdings P.L.C..........................................  1,308   15,400
    FBD Holdings P.L.C..........................................  1,355   16,448
    Glanbia P.L.C............................................... 11,922  210,785
    Irish Continental Group P.L.C...............................  6,582   38,781
    Irish Continental Group P.L.C...............................  3,760   21,960
*   Kenmare Resources P.L.C.....................................    255      711
    Kingspan Group P.L.C........................................    195    8,472
    Kingspan Group P.L.C........................................  2,552  110,929
    Smurfit Kappa Group P.L.C...................................  2,681   87,161
                                                                        --------
TOTAL IRELAND...................................................         597,210
                                                                        --------
ISRAEL -- (1.0%)
*   ADO Group, Ltd..............................................  1,623   35,576
*   Africa Israel Properties, Ltd...............................  1,216   31,540
*   Airport City, Ltd...........................................  6,659   77,543
*   Allot Communications, Ltd...................................  3,228   20,787
    Alony Hetz Properties & Investments, Ltd....................  6,348   60,383
    Alrov Properties and Lodgings, Ltd..........................    487   14,921
    Amot Investments, Ltd....................................... 10,843   53,861
#*  Arko Holdings, Ltd.......................................... 23,300   12,002
    Ashtrom Properties, Ltd.....................................  2,835   11,813
    AudioCodes, Ltd.............................................  2,455   30,311
    Bayside Land Corp...........................................    103   44,247
    Big Shopping Centers, Ltd...................................    347   22,624
    Blue Square Real Estate, Ltd................................    407   14,410
*   Brack Capital Properties NV.................................    328   34,929
    Camtek, Ltd.................................................  1,575   12,840
    Carasso Motors, Ltd.........................................  2,404   12,325
*   Cellcom Israel, Ltd.........................................  5,134   32,356
*   Clal Biotechnology Industries, Ltd..........................  4,323    3,818
*   Clal Insurance Enterprises Holdings, Ltd....................  3,002   49,775
*   Compugen, Ltd...............................................  3,299    9,669
    Danel Adir Yeoshua, Ltd.....................................    240   11,459
    Delek Automotive Systems, Ltd...............................  4,148   23,406
    Delek Group, Ltd............................................    202   33,869
    Delta-Galil Industries, Ltd.................................  1,324   37,209
    Dexia Israel Bank, Ltd......................................     56   10,418
    Direct Insurance Financial Investments, Ltd.................    901   10,169
*   El Al Israel Airlines....................................... 28,107    8,047
    Electra Consumer Products 1970, Ltd.........................    515    5,567
    Electra, Ltd................................................    177   42,789
*   Energix-Renewable Energies, Ltd............................. 10,863   12,276
#*  Enlight Renewable Energy, Ltd............................... 62,108   30,705
*   Equital, Ltd................................................    452   11,285
    First International Bank Of Israel, Ltd.....................  3,594   77,395
    FMS Enterprises Migun, Ltd..................................    266    6,730
    Formula Systems 1985, Ltd...................................  1,241   48,186
    Fox Wizel, Ltd..............................................    516    9,786
*   Gilat Satellite Networks, Ltd...............................  2,140   20,304
    Hadera Paper, Ltd...........................................    335   24,504
    Hamlet Israel-Canada, Ltd...................................    463   11,622
    Harel Insurance Investments & Financial Services, Ltd....... 10,397   76,047
    Hilan, Ltd..................................................  1,395   32,781
    IDI Insurance Co., Ltd......................................    657   36,928
*   Industrial Buildings Corp., Ltd............................. 12,778   17,671
    Inrom Construction Industries, Ltd..........................  3,693   12,920
    Isras Investment Co., Ltd...................................     89   10,040

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
 *   Jerusalem Oil Exploration..............................     820 $   47,080
 *   Kamada, Ltd............................................   1,265      6,787
     Kenon Holdings, Ltd....................................   1,743     27,811
     Kerur Holdings, Ltd....................................     357      9,158
     Magic Software Enterprises, Ltd........................   2,800     23,271
     Matrix IT, Ltd.........................................   3,427     39,903
     Maytronics, Ltd........................................   2,871     17,748
 *   Mazor Robotics, Ltd....................................   1,564     45,508
 *   Mazor Robotics, Ltd., Sponsored ADR....................     900     52,398
     Mediterranean Towers, Ltd..............................  10,111     17,628
     Mega Or Holdings, Ltd..................................   1,091     12,054
     Melisron, Ltd..........................................   1,608     68,178
     Menora Mivtachim Holdings, Ltd.........................   3,053     33,986
     Migdal Insurance & Financial Holding, Ltd..............  34,652     38,287
     Naphtha Israel Petroleum Corp., Ltd....................   4,099     25,712
     Neto ME Holdings, Ltd..................................      95      7,830
 *   Nova Measuring Instruments, Ltd........................   2,529     55,799
     Oil Refineries, Ltd.................................... 165,465     78,656
 *   Partner Communications Co., Ltd........................  11,257     56,899
     Paz Oil Co., Ltd.......................................     680    101,820
     Phoenix Holdings, Ltd. (The)...........................  10,938     60,515
     Plasson Industries, Ltd................................     283     13,355
     Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....     700     35,673
 *   Redhill Biopharma, Ltd.................................  26,767     20,857
     Scope Metals Group, Ltd................................     432     11,629
     Shapir Engineering and Industry, Ltd...................   6,358     23,209
 *   Shikun & Binui, Ltd....................................  22,660     43,167
     Shufersal, Ltd.........................................  12,856     81,612
 *   SodaStream International, Ltd..........................     112     16,040
     Summit Real Estate Holdings, Ltd.......................   3,188     28,702
                                                                     ----------
 TOTAL ISRAEL...............................................          2,309,115
                                                                     ----------
 ITALY -- (3.4%)
     A2A SpA................................................ 147,937    238,379
     ACEA SpA...............................................   5,177     67,962
     Amplifon SpA...........................................   9,533    168,870
     Anima Holding SpA......................................  12,666     52,964
 *   Ansaldo STS SpA........................................   5,472     78,663
     Aquafil SpA............................................   1,320     15,322
 *   Arnoldo Mondadori Editore SpA..........................  16,088     27,760
     Ascopiave SpA..........................................  10,073     33,031
 #*  Astaldi SpA............................................   5,928      3,752
     Autogrill SpA..........................................  11,524    113,299
     Avio SpA...............................................   1,200     15,607
 #   Azimut Holding SpA.....................................  11,783    145,079
 #*  Banca Carige SpA.......................................  13,880         77
     Banca Farmafactoring SpA...............................   9,875     50,796
     Banca Generali SpA.....................................   4,834     93,076
     Banca IFIS SpA.........................................   2,374     41,710
     Banca Mediolanum SpA...................................  22,691    131,472
     Banca Popolare di Sondrio SCPA.........................  52,440    165,316
     Banca Profilo SpA......................................  12,870      2,373
     Banca Sistema SpA......................................   3,568      6,785
 #*  Banco BPM SpA.......................................... 155,894    292,249
     Banco di Desio e della Brianza SpA.....................   5,000     10,243
     Biesse SpA.............................................   1,304     29,973
 #   BPER Banca.............................................  50,125    190,224
     Brembo SpA.............................................  13,132    145,383
     Brunello Cucinelli SpA.................................   3,349    114,635

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  ITALY -- (Continued)
  #   Buzzi Unicem SpA.......................................   7,796 $149,700
      Cairo Communication SpA................................  12,430   39,292
  *   Caltagirone Editore SpA................................   3,000    4,247
  #   Carraro SpA............................................   2,536    5,627
      Cementir Holding SpA...................................   5,411   33,238
      Cerved Group SpA.......................................  18,269  145,692
      CIR-Compagnie Industriali Riunite SpA..................  43,946   46,707
      Credito Emiliano SpA...................................   9,212   54,937
  *   Credito Valtellinese SpA............................... 912,608   95,332
      Danieli & C Officine Meccaniche SpA....................   1,716   32,071
      Datalogic SpA..........................................   1,800   52,861
      De' Longhi SpA.........................................   5,904  156,245
      DeA Capital SpA........................................  11,197   16,294
      DiaSorin SpA...........................................   2,216  210,194
      Enav SpA...............................................  25,524  115,047
      ERG SpA................................................   6,170  115,096
      Esprinet SpA...........................................   2,060    9,048
      Falck Renewables SpA...................................  15,017   30,338
  #   Fila SpA...............................................   2,357   41,947
  *   Fincantieri SpA........................................  58,307   84,947
      FinecoBank Banca Fineco SpA............................  25,384  265,304
  #*  GEDI Gruppo Editoriale SpA.............................   7,849    3,173
      Geox SpA...............................................   8,460   15,290
  #   Gruppo MutuiOnline SpA.................................   2,306   41,092
      Hera SpA...............................................  73,921  204,011
  *   IMMSI SpA..............................................   8,658    4,124
      Industria Macchine Automatiche SpA.....................   1,678  100,625
      Infrastrutture Wireless Italiane SpA...................   8,047   55,959
  #*  Intek Group SpA........................................  17,854    6,465
      Interpump Group SpA....................................   6,610  190,699
      Iren SpA...............................................  67,680  146,459
      Italgas SpA............................................  42,309  218,295
      Italmobiliare SpA......................................   1,450   31,992
      IVS Group SA...........................................   1,842   22,183
  #*  Juventus Football Club SpA.............................  57,277   60,642
      La Doria SpA...........................................   1,865   20,283
      Leonardo SpA...........................................  12,316  133,514
      Maire Tecnimont SpA....................................  16,026   70,055
      MARR SpA...............................................   3,575   86,507
      Massimo Zanetti Beverage Group SpA.....................   1,475   10,093
  *   Mediaset SpA...........................................  41,897  126,072
      Moncler SpA............................................   2,581   89,633
      Nice SpA...............................................   3,992   12,498
  *   Openjobmetis SpA agenzia per il lavoro.................     845    7,734
  *   OVS SpA................................................  16,480   29,101
      Parmalat SpA...........................................  12,520   38,547
      Piaggio & C SpA........................................  21,380   45,748
      Prima Industrie SpA....................................     444   10,945
      Prysmian SpA...........................................   4,784   92,937
      RAI Way SpA............................................   8,501   43,997
      Reno de Medici SpA.....................................  26,327   25,803
      Reply SpA..............................................   1,920  106,394
  #   Retelit SpA............................................  23,036   36,912
  *   Rizzoli Corriere Della Sera Mediagroup SpA.............  10,634   10,808
      Sabaf SpA..............................................   1,277   18,901
      SAES Getters SpA.......................................     616   12,345
  #*  Safilo Group SpA.......................................   2,996    5,592
  *   Saipem SpA.............................................  67,615  369,769
      Salini Impregilo SpA...................................  21,276   46,899

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ITALY -- (Continued)
     Salvatore Ferragamo SpA................................   3,890 $   92,017
     Saras SpA..............................................  59,557    116,287
     Sesa SpA...............................................     768     20,818
     Societa Cattolica di Assicurazioni SC..................  21,270    171,835
     Societa Iniziative Autostradali e Servizi SpA..........   7,691    108,357
 *   Sogefi SpA.............................................   3,015      5,363
     SOL SpA................................................   2,651     31,912
     Tamburi Investment Partners SpA........................  13,909     90,626
     Technogym SpA..........................................   7,877     86,019
 #*  Tiscali SpA............................................ 110,959      1,220
 #   Tod's SpA..............................................   1,112     67,986
 #*  TREVI - Finanziaria Industriale SpA....................   6,018      1,836
     Unieuro SpA............................................     837     10,137
 #   Unione di Banche Italiane SpA.......................... 107,663    328,605
     Unipol Gruppo SpA......................................  44,425    178,788
 #   UnipolSai Assicurazioni SpA............................  69,439    151,603
     Zignago Vetro SpA......................................   2,192     20,393
                                                                     ----------
 TOTAL ITALY................................................          7,975,062
                                                                     ----------
 JAPAN -- (22.5%)
     77 Bank, Ltd. (The)....................................   7,300    150,786
 #   A&D Co., Ltd...........................................   3,000     21,780
     Abist Co., Ltd.........................................     500     16,404
 *   Access Co., Ltd........................................   4,800     42,368
     Achilles Corp..........................................   2,500     49,736
 #   Adastria Co., Ltd......................................   4,140     67,460
     ADEKA Corp.............................................   7,700    114,081
     Ad-sol Nissin Corp.....................................   1,200     22,771
     Advan Co., Ltd.........................................   1,600     16,141
 #   Adventure, Inc.........................................     300     19,784
     Aeon Delight Co., Ltd..................................   1,400     46,743
     Aeon Fantasy Co., Ltd..................................     800     25,000
 #   Aeon Hokkaido Corp.....................................   1,400      9,884
 #   Aeria, Inc.............................................   2,100     12,012
     Agro-Kanesho Co., Ltd..................................     900     19,869
     Ahresty Corp...........................................   2,700     17,136
     Ai Holdings Corp.......................................   3,200     61,041
     Aichi Bank, Ltd. (The).................................     800     30,529
 #   Aichi Corp.............................................   5,600     33,226
     Aichi Steel Corp.......................................   1,500     53,026
     Aichi Tokei Denki Co., Ltd.............................     300     11,002
     Aida Engineering, Ltd..................................   4,000     32,915
 #*  Aiful Corp.............................................  33,000     87,034
     Aiphone Co., Ltd.......................................   1,100     14,309
     Airport Facilities Co., Ltd............................   3,500     18,659
     Aisan Industry Co., Ltd................................   4,170     31,222
     AIT Corp...............................................   1,800     16,900
     Aizawa Securities Co., Ltd.............................   5,200     31,140
     Ajis Co., Ltd..........................................     800     25,319
 #   Akatsuki, Inc..........................................     500     19,637
 #*  Akebono Brake Industry Co., Ltd........................  14,000     28,153
     Akita Bank, Ltd. (The).................................   2,400     55,720
     Albis Co., Ltd.........................................     800     20,769
 #   Alconix Corp...........................................   2,600     29,692
     Alinco, Inc............................................   2,200     19,911
     Alpen Co., Ltd.........................................   2,000     33,609
     Alpha Corp.............................................     500      6,051
     Alpha Systems, Inc.....................................   1,300     30,954
 #   Alpine Electronics, Inc................................   3,800     64,499

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Alps Logistics Co., Ltd................................ 2,000  $ 15,272
      Altech Corp............................................ 2,100    42,025
      Amano Corp............................................. 5,200   110,570
      Amiyaki Tei Co., Ltd...................................   300    10,564
      Amuse, Inc............................................. 1,000    25,487
      Anest Iwata Corp....................................... 3,000    28,589
      Anicom Holdings, Inc................................... 2,300    73,074
      AOI Electronic Co., Ltd................................   500    16,221
      AOI TYO Holdings, Inc.................................. 2,900    32,103
      AOKI Holdings, Inc..................................... 3,200    42,147
  #   Aomori Bank, Ltd. (The)................................ 2,600    70,935
      Aoyama Trading Co., Ltd................................ 4,900   148,242
      Aoyama Zaisan Networks Co., Ltd........................ 1,600    22,362
  #   Apaman Co., Ltd........................................ 1,800    18,631
      Arakawa Chemical Industries, Ltd....................... 1,800    25,285
      Arata Corp............................................. 1,300    59,036
      Arcland Sakamoto Co., Ltd.............................. 4,400    57,618
      Arcland Service Holdings Co., Ltd...................... 2,000    40,996
      Arcs Co., Ltd.......................................... 3,600    86,991
  #   Arealink Co., Ltd...................................... 1,000    14,760
      Argo Graphics, Inc..................................... 1,100    41,678
      Arisawa Manufacturing Co., Ltd......................... 5,100    40,496
      Artnature, Inc......................................... 1,000     5,879
      As One Corp............................................   790    56,237
      Asahi Co., Ltd......................................... 2,700    32,460
      Asahi Diamond Industrial Co., Ltd...................... 5,800    36,682
      Asahi Holdings, Inc.................................... 2,900    62,101
      Asahi Kogyosha Co., Ltd................................   600    17,437
      Asahi Printing Co., Ltd................................ 1,100    10,079
      ASAHI YUKIZAI Corp..................................... 2,300    45,453
      Asante, Inc............................................ 1,200    23,915
      Asanuma Corp...........................................   800    23,219
      Ashimori Industry Co., Ltd.............................   300     4,963
  #   Asia Pile Holdings Corp................................ 2,200    12,695
      ASKA Pharmaceutical Co., Ltd........................... 2,200    28,933
  #   ASKUL Corp............................................. 1,100    30,389
  #   Asukanet Co., Ltd......................................   600     6,795
      Asunaro Aoki Construction Co., Ltd..................... 1,800    16,023
      Ateam, Inc............................................. 1,400    26,672
  #   Atom Corp.............................................. 9,000    79,867
  #*  Atrae, Inc............................................. 1,000    17,836
      Atsugi Co., Ltd........................................ 1,500    13,613
      Autobacs Seven Co., Ltd................................ 7,200   115,878
      Avex, Inc.............................................. 4,300    57,860
      Awa Bank, Ltd. (The)................................... 3,800   103,411
      Axial Retailing, Inc................................... 1,800    58,977
      Bando Chemical Industries, Ltd......................... 5,100    58,994
      Bank of Iwate, Ltd. (The).............................. 2,000    76,181
  #   Bank of Nagoya, Ltd. (The)............................. 1,400    44,234
      Bank of Okinawa, Ltd. (The)............................ 2,460    82,043
      Bank of Saga, Ltd. (The)............................... 1,600    30,806
      Bank of the Ryukyus, Ltd............................... 3,600    40,945
      Baroque Japan, Ltd..................................... 1,700    15,391
      BayCurrent Consulting, Inc............................. 1,100    22,497
  #   Beenos, Inc............................................ 1,300    19,313
      Belc Co., Ltd.......................................... 1,000    51,066
      Bell System24 Holdings, Inc............................ 2,400    31,702
      Belluna Co., Ltd....................................... 6,900    68,543
      Benefit One, Inc....................................... 2,000    51,554

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #*  Bengo4.com, Inc........................................    400 $ 11,105
  #   Billing System Corp....................................    400   25,569
      Biofermin Pharmaceutical Co., Ltd......................    400   10,199
      BML, Inc...............................................  2,000   55,115
  #   Bookoff Group Holdings, Ltd............................  1,000    6,505
      Bourbon Corp...........................................  1,100   19,722
      BP Castrol K.K.........................................  1,300   16,681
  #   Br Holdings Corp.......................................  1,200    4,562
  *   BrainPad, Inc..........................................    500   22,893
  #   Broadleaf Co., Ltd.....................................  8,900   51,397
      BRONCO BILLY Co., Ltd..................................  1,100   28,434
  #   Bunka Shutter Co., Ltd.................................  6,984   48,937
      C Uyemura & Co., Ltd...................................    400   25,597
      CAC Holdings Corp......................................  1,700   15,147
  #   Can Do Co., Ltd........................................  1,000   14,678
      Canon Electronics, Inc.................................  2,600   47,515
      Career Design Center Co., Ltd..........................    500    6,825
      Carlit Holdings Co., Ltd...............................  2,600   20,711
      Cawachi, Ltd...........................................  1,800   33,407
      Central Automotive Products, Ltd.......................  1,600   21,782
      Central Glass Co., Ltd.................................  3,400   73,508
      Central Sports Co., Ltd................................    900   31,432
      Chiba Kogyo Bank, Ltd. (The)...........................  7,400   29,278
      Chilled & Frozen Logistics Holdings Co., Ltd...........  1,100   12,622
      CHIMNEY Co., Ltd.......................................    400    9,826
      Chiyoda Co., Ltd.......................................  1,700   32,772
      Chiyoda Corp...........................................  8,900   44,286
      Chiyoda Integre Co., Ltd...............................  1,900   38,154
      Chofu Seisakusho Co., Ltd..............................  2,800   56,695
      Chori Co., Ltd.........................................  1,400   23,061
      Chubu Shiryo Co., Ltd..................................  3,200   38,958
      Chudenko Corp..........................................  3,900   82,124
      Chuetsu Pulp & Paper Co., Ltd..........................    800   10,680
  *   Chugai Mining Co., Ltd.................................  5,000      889
      Chugai Ro Co., Ltd.....................................    700   14,913
      Chugoku Bank, Ltd. (The)...............................  2,500   22,450
      Chugoku Marine Paints, Ltd.............................  7,800   62,652
      Chukyo Bank, Ltd. (The)................................  1,800   36,235
      Chuo Spring Co., Ltd...................................    500   15,513
      CI Takiron Corp........................................  8,000   41,144
      Ci:z Holdings Co., Ltd.................................  2,500  129,546
      Citizen Watch Co., Ltd................................. 20,600  118,573
      CKD Corp...............................................  4,700   54,079
  #   Clarion Co., Ltd.......................................  2,400   52,616
      Cleanup Corp...........................................  2,000   12,196
      CMIC Holdings Co., Ltd.................................  1,500   27,849
      CMK Corp...............................................  6,400   41,022
      cocokara fine, Inc.....................................  1,779   97,923
      Coco's Japan Co., Ltd..................................    600   11,657
      COLOPL, Inc............................................  5,000   30,801
      Colowide Co., Ltd......................................  4,800  116,873
      Computer Engineering & Consulting, Ltd.................  3,000   64,548
      Comture Corp...........................................    900   27,418
      CONEXIO Corp...........................................  1,300   18,757
  #   COOKPAD, Inc...........................................  8,200   30,054
      Corona Corp............................................  1,300   12,833
      Cosel Co., Ltd.........................................  2,500   25,722
      Cota Co., Ltd..........................................  1,210   15,960
  #   Create Restaurants Holdings, Inc.......................  4,500   47,735

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                Shares Value>>
                                                                ------ --------
 JAPAN -- (Continued)
     Create SD Holdings Co., Ltd............................... 2,400  $ 60,797
 #   Creek & River Co., Ltd.................................... 1,700    15,683
 #   Cresco, Ltd...............................................   500    14,121
     CTI Engineering Co., Ltd.................................. 1,400    18,731
     CTS Co., Ltd.............................................. 3,200    17,225
 *   Cyberstep, Inc............................................   300     3,119
     Cybozu, Inc............................................... 2,000    12,731
     Dai Nippon Toryo Co., Ltd................................. 2,200    22,214
     Daibiru Corp.............................................. 4,100    41,333
     Dai-Dan Co., Ltd.......................................... 1,500    35,278
     Daido Kogyo Co., Ltd......................................   900     8,526
     Daido Metal Co., Ltd...................................... 5,500    42,076
     Daido Steel Co., Ltd...................................... 2,000    82,341
     Daihatsu Diesel Manufacturing Co., Ltd.................... 2,400    14,205
     Daihen Corp............................................... 2,200    51,568
     Daiho Corp................................................ 2,400    66,064
     Daiichi Jitsugyo Co., Ltd................................. 1,000    33,061
     Daiichi Kensetsu Corp..................................... 1,100    16,308
 #   Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................... 2,500    24,553
     Dai-ichi Seiko Co., Ltd................................... 1,400    17,677
     Daiken Corp............................................... 1,400    25,635
     Daiken Medical Co., Ltd................................... 2,800    20,854
 #   Daiki Aluminium Industry Co., Ltd......................... 3,000    17,363
     Daikoku Denki Co., Ltd....................................   900    12,802
     Daikokutenbussan Co., Ltd.................................   500    18,704
 #   Daikyo, Inc............................................... 2,700    70,865
     Daikyonishikawa Corp...................................... 4,200    40,119
     Dainichiseika Color & Chemicals Manufacturing Co., Ltd.... 1,600    47,281
     Daio Paper Corp........................................... 2,900    37,598
     Daiseki Co., Ltd.......................................... 2,730    64,521
     Daishi Hokuetsu Financial Group, Inc...................... 4,000   143,927
     Daito Bank, Ltd. (The).................................... 1,000     8,179
     Daito Pharmaceutical Co., Ltd............................. 1,450    43,553
     Daitron Co., Ltd..........................................   800    13,720
     Daiwa Industries, Ltd..................................... 3,000    31,564
     Daiwabo Holdings Co., Ltd................................. 1,600    94,398
     Daiyu Lic Holdings Co., Ltd...............................   700     6,624
 #   DCM Holdings Co., Ltd..................................... 9,900    96,268
     DD Holdings Co., Ltd......................................   300     6,023
     Denki Kogyo Co., Ltd...................................... 1,600    40,907
     Densan System Co., Ltd....................................   600    11,636
     Denyo Co., Ltd............................................ 2,000    30,178
 #   Descente, Ltd............................................. 3,300    86,407
     Dexerials Corp............................................ 5,800    49,788
 #   Digital Arts, Inc......................................... 1,000    45,735
 #   Digital Hearts Holdings Co., Ltd.......................... 1,200    14,896
 #   Digital Information Technologies Corp.....................   800    10,401
     Dip Corp.................................................. 2,600    56,430
     DKS Co., Ltd.............................................. 1,200    26,319
     DMG Mori Co., Ltd......................................... 2,400    34,628
     Doshisha Co., Ltd......................................... 2,900    59,714
     Doutor Nichires Holdings Co., Ltd......................... 3,112    55,303
     Dowa Holdings Co., Ltd.................................... 1,700    49,475
     Dream Incubator, Inc......................................   900    14,394
     DTS Corp.................................................. 1,900    66,012
     Duskin Co., Ltd........................................... 4,100    93,256
     DyDo Group Holdings, Inc..................................   900    45,685
     Eagle Industry Co., Ltd................................... 3,000    34,955
     Ebara Jitsugyo Co., Ltd...................................   900    15,012

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      EDION Corp.............................................  7,400 $ 77,816
      EF-ON, Inc.............................................  1,080   10,368
      eGuarantee, Inc........................................  3,200   29,881
  #*  E-Guardian, Inc........................................  1,100   23,312
      Ehime Bank, Ltd. (The).................................  3,800   39,167
      Eidai Co., Ltd.........................................  3,000   12,496
      Eighteenth Bank, Ltd. (The)............................  1,600   43,561
      Eiken Chemical Co., Ltd................................  3,000   67,141
      Eizo Corp..............................................  1,500   61,052
  #   Elan Corp..............................................  1,100   26,940
      Elecom Co., Ltd........................................  1,100   26,044
      Elematec Corp..........................................    900   19,172
      EM Systems Co., Ltd....................................  2,000   20,472
      Endo Lighting Corp.....................................  1,700   11,772
  *   Eneres Co., Ltd........................................  2,000   12,321
  *   Enigmo, Inc............................................  1,300   23,205
      Enplas Corp............................................  1,300   35,315
      EPS Holdings, Inc......................................  2,800   54,674
  #   eRex Co., Ltd..........................................  3,900   32,400
  #   ES-Con Japan, Ltd......................................  3,600   21,329
  *   Escrow Agent Japan, Inc................................  3,500   14,621
      ESPEC Corp.............................................  2,000   35,572
      Exedy Corp.............................................  3,100   76,355
      F@N Communications, Inc................................  6,200   34,375
      FALCO HOLDINGS Co., Ltd................................  1,400   20,644
      FCC Co., Ltd...........................................  3,800   94,111
  #*  FDK Corp...............................................  1,100   11,059
      Feed One Co., Ltd...................................... 10,700   18,213
      Ferrotec Holdings Corp.................................  5,400   49,010
  #*  FFRI, Inc..............................................    400   12,490
      FIDEA Holdings Co., Ltd................................ 30,500   40,989
      Fields Corp............................................  1,100    8,224
      Financial Products Group Co., Ltd......................  5,100   49,789
      FINDEX, Inc............................................    700    3,999
  #   First Bank of Toyama, Ltd. (The).......................  4,700   17,577
  #   Fixstars Corp..........................................  3,000   32,544
      FJ Next Co., Ltd.......................................  1,300    9,631
      Foster Electric Co., Ltd...............................  2,700   39,455
      France Bed Holdings Co., Ltd...........................  3,800   32,102
  #   Freebit Co., Ltd.......................................  2,000   15,748
      Freund Corp............................................  1,700   13,220
  #*  Fronteo, Inc...........................................  1,100    8,138
      F-Tech, Inc............................................  1,600   15,634
      FTGroup Co., Ltd.......................................  1,100   13,920
      Fudo Tetra Corp........................................  1,930   29,362
      Fuji Co., Ltd..........................................  2,600   48,824
      Fuji Corp..............................................  4,400   61,327
      Fuji Corp. (6163543)...................................    800   14,697
      Fuji Corp., Ltd........................................  3,000   22,919
      Fuji Kosan Co., Ltd....................................    600    3,314
  #   Fuji Kyuko Co., Ltd....................................  2,000   58,374
      Fuji Oil Co., Ltd......................................  8,300   31,777
      Fuji Pharma Co., Ltd...................................  2,000   31,467
      Fuji Seal International, Inc...........................  1,400   42,468
      Fuji Soft, Inc.........................................  2,200  100,798
      Fujibo Holdings, Inc...................................  1,500   43,703
      Fujicco Co., Ltd.......................................  2,200   50,493
      Fujikura Kasei Co., Ltd................................  2,000   11,210
      Fujikura Rubber, Ltd...................................  1,100    5,272

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Fujikura, Ltd.......................................... 24,600 $106,120
      Fujimi, Inc............................................  1,400   31,953
      Fujimori Kogyo Co., Ltd................................  1,600   46,547
      Fujio Food System Co., Ltd.............................    900   16,390
      Fujita Kanko, Inc......................................    800   21,832
      Fujitec Co., Ltd.......................................  5,100   55,565
      Fujitsu Frontech, Ltd..................................  1,400   15,605
      Fujitsu General, Ltd...................................  5,100   76,398
      Fujiya Co., Ltd........................................  1,100   23,814
      Fukuda Corp............................................    600   24,699
      Fukui Bank, Ltd. (The).................................  2,600   49,188
      Fukui Computer Holdings, Inc...........................    900   14,321
  #*  Fukushima Bank, Ltd. (The).............................  4,200   22,431
      Fukushima Industries Corp..............................  1,200   54,661
      Fukuyama Transporting Co., Ltd.........................  3,000  116,249
      FULLCAST Holdings Co., Ltd.............................  2,000   37,587
  #   Fumakilla, Ltd.........................................    999   13,737
  #*  Funai Electric Co., Ltd................................  1,900    9,256
      Funai Soken Holdings, Inc..............................  3,060   64,704
      Furukawa Battery Co., Ltd. (The).......................  2,400   18,077
      Furukawa Co., Ltd......................................  3,300   40,802
      Furukawa Electric Co., Ltd.............................    700   18,891
      Furuno Electric Co., Ltd...............................  3,500   41,505
      Furusato Industries, Ltd...............................  1,000   16,076
  #   Furuya Metal Co., Ltd..................................    400   24,207
      Furyu Corp.............................................    300    2,408
  #   Fuso Chemical Co., Ltd.................................  2,000   40,150
      Fuso Pharmaceutical Industries, Ltd....................    500   11,900
      Futaba Corp............................................  4,200   65,659
      Futaba Industrial Co., Ltd.............................  8,700   47,537
      Future Corp............................................  1,900   25,860
      Fuyo General Lease Co., Ltd............................  1,800   99,994
      G-7 Holdings, Inc......................................    500   11,344
      Gakken Holdings Co., Ltd...............................    300   15,183
      Gakujo Co., Ltd........................................  1,000   13,155
      Gecoss Corp............................................  2,000   19,067
      Genki Sushi Co., Ltd...................................    400   21,636
      Genky DrugStores Co., Ltd..............................  1,000   32,358
  #   Geo Holdings Corp......................................  3,000   45,702
  #   Geostr Corp............................................  1,300    5,795
      Giken, Ltd.............................................  1,300   43,797
      GL Sciences, Inc.......................................    600    8,149
      GLOBERIDE, Inc.........................................  1,000   24,037
      Glory, Ltd.............................................  4,500  104,789
      GMO Cloud K.K..........................................    700   19,009
      GMO Financial Holdings, Inc............................  1,800   11,633
      GMO internet, Inc......................................  5,300   75,739
      Godo Steel, Ltd........................................  1,600   30,709
      Goldcrest Co., Ltd.....................................  2,590   40,558
      Goldwin, Inc...........................................    800   57,027
  #   Golf Digest Online, Inc................................  1,000    8,292
  #   Grace Technology, Inc..................................  1,200   29,179
      Gree, Inc.............................................. 10,400   43,524
      GS Yuasa Corp..........................................  4,200   86,214
  #   G-Tekt Corp............................................  2,400   33,872
  *   Gumi, Inc..............................................  3,000   15,990
      Gun-Ei Chemical Industry Co., Ltd......................    700   18,709
  #   GungHo Online Entertainment, Inc....................... 32,500   58,756
  *   Gunosy, Inc............................................  1,100   29,005

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Gunze, Ltd.............................................  1,900 $ 84,262
      Gurunavi, Inc..........................................  2,500   19,079
      H2O Retailing Corp.....................................  6,500  100,992
      HABA Laboratories, Inc.................................    400   28,724
  #   Hagihara Industries, Inc...............................  1,400   20,767
      Hagiwara Electric Holdings Co., Ltd....................  1,000   26,332
      Hakuto Co., Ltd........................................  1,400   15,861
      Halows Co., Ltd........................................  1,100   24,016
      Hamakyorex Co., Ltd....................................  2,200   71,036
      Handsman Co., Ltd......................................    800    7,806
      Hanwa Co., Ltd.........................................  3,600  117,896
      Happinet Corp..........................................  1,800   27,328
      Harima Chemicals Group, Inc............................  1,300   11,023
      Hazama Ando Corp.......................................  9,810   67,742
      Heiwa Corp.............................................  5,000  114,350
      Heiwa Real Estate Co., Ltd.............................  3,600   66,677
      Heiwado Co., Ltd.......................................  2,500   64,081
  #   Helios Techno Holdings Co., Ltd........................  2,400   16,633
      Hibiya Engineering, Ltd................................  2,400   39,614
      Hiday Hidaka Corp......................................  2,539   49,528
      HI-LEX Corp............................................  2,500   52,362
      Hinokiya Group Co., Ltd................................    400    9,672
      Hioki EE Corp..........................................  1,400   49,532
      Hirakawa Hewtech Corp..................................  1,200   16,603
  #   Hiramatsu, Inc.........................................  2,300    9,614
  #   Hirano Tecseed Co., Ltd................................  1,700   27,517
  #   Hirata Corp............................................    700   43,162
      Hiroshima Bank, Ltd. (The).............................  4,400   27,140
      Hiroshima Gas Co., Ltd.................................  6,100   19,563
      HIS Co., Ltd...........................................  1,300   39,593
      Hisaka Works, Ltd......................................  4,200   40,165
      Hitachi Zosen Corp..................................... 16,500   62,707
  #   Hito Communications, Inc...............................  1,000   17,689
      Hochiki Corp...........................................  1,700   20,832
      Hodogaya Chemical Co., Ltd.............................    800   19,494
      Hogy Medical Co., Ltd..................................  2,200   64,988
      Hokkaido Coca-Cola Bottling Co., Ltd...................    600   19,776
      Hokkaido Electric Power Co., Inc....................... 15,700   91,630
      Hokkaido Gas Co., Ltd..................................    800   10,240
      Hokkan Holdings, Ltd...................................  1,200   19,822
      Hokko Chemical Industry Co., Ltd.......................  3,300   15,592
      Hokkoku Bank, Ltd. (The)...............................  2,500   91,734
      Hokuetsu Corp.......................................... 14,000   66,875
      Hokuetsu Industries Co., Ltd...........................  2,800   27,159
      Hokuhoku Financial Group, Inc..........................  9,000  111,498
      Hokuriku Electric Industry Co., Ltd....................    400    4,070
  *   Hokuriku Electric Power Co.............................  9,400   87,566
      Hokuriku Electrical Construction Co., Ltd..............  1,500   13,463
      Hokuto Corp............................................  2,800   47,762
  #   Honda Tsushin Kogyo Co., Ltd...........................  1,400    7,324
      H-One Co., Ltd.........................................  2,200   23,257
      Honeys Holdings Co., Ltd...............................  2,670   21,208
  #   Hoosiers Holdings......................................  5,300   29,415
      Horiba, Ltd............................................    600   28,080
      Hosiden Corp...........................................  7,500   68,951
      Hosokawa Micron Corp...................................    600   29,096
  #   Hotland Co., Ltd.......................................  1,300   16,640
  #   House Do Co., Ltd......................................    600    8,772
  #   Howa Machinery, Ltd....................................  2,200   15,535

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Hyakugo Bank, Ltd. (The)............................... 23,900 $ 87,813
      Hyakujushi Bank, Ltd. (The)............................  2,900   74,120
  #   I.K Co., Ltd...........................................    500    4,552
      Ibiden Co., Ltd........................................ 10,900  134,595
      IBJ Leasing Co., Ltd...................................  2,900   72,812
  #   IBJ, Inc...............................................  1,100    6,053
      Ichibanya Co., Ltd.....................................  1,400   53,442
      Ichigo, Inc............................................ 22,300   72,806
      Ichikoh Industries, Ltd................................  4,000   27,772
      Ichinen Holdings Co., Ltd..............................  2,000   24,219
      Ichiyoshi Securities Co., Ltd..........................  4,100   34,517
      Icom, Inc..............................................  1,500   31,989
  #   Idec Corp..............................................  3,300   59,869
  #   IDOM, Inc..............................................  8,500   28,616
      Ihara Science Corp.....................................  1,200   21,135
      Iino Kaiun Kaisha, Ltd................................. 10,400   45,639
      IJT Technology Holdings Co., Ltd.......................  2,100   13,019
      IMAGICA GROUP, Inc.....................................    900    4,447
      Imasen Electric Industrial.............................  1,801   16,542
      Imuraya Group Co., Ltd.................................  1,600   43,816
      Inaba Denki Sangyo Co., Ltd............................  2,300   92,605
      Inaba Seisakusho Co., Ltd..............................    200    2,439
      Inabata & Co., Ltd.....................................  4,800   64,136
  #   Inageya Co., Ltd.......................................  3,100   39,110
      Ines Corp..............................................  3,600   42,013
      I-Net Corp.............................................  1,600   23,109
      Infocom Corp...........................................    900   33,713
  #   Infomart Corp..........................................  7,800   80,952
      Information Services International-Dentsu, Ltd.........  1,100   37,836
      Innotech Corp..........................................  2,400   26,878
  #   Insource Co., Ltd......................................  1,000   17,877
      Intage Holdings, Inc...................................  3,800   32,752
      Inter Action Corp......................................  1,600   29,568
      Internet Initiative Japan, Inc.........................  3,100   59,998
      Inui Global Logistics Co., Ltd.........................  2,525   22,399
      IR Japan Holdings, Ltd.................................    800    9,609
      Iriso Electronics Co., Ltd.............................  1,800   76,021
      I'rom Group Co., Ltd...................................    900   13,348
      Iseki & Co., Ltd.......................................  2,200   37,807
      Ishihara Chemical Co., Ltd.............................    700   13,502
  *   Ishihara Sangyo Kaisha, Ltd............................  4,400   52,527
  #   Istyle, Inc............................................  4,200   37,655
      Itfor, Inc.............................................  3,600   26,903
      Itochu Enex Co., Ltd...................................  4,000   37,663
      Itochu-Shokuhin Co., Ltd...............................    600   27,942
      Itoham Yonekyu Holdings, Inc...........................  4,900   30,857
      Itoki Corp.............................................  4,500   23,379
  *   Itokuro, Inc...........................................    600   15,897
      IwaiCosmo Holdings, Inc................................  2,900   37,084
      Iwaki Co., Ltd.........................................  1,300   15,367
      Iwasaki Electric Co., Ltd..............................    400    5,267
      Iwatani Corp...........................................  3,200  113,037
      Iwatsu Electric Co., Ltd...............................    300    2,099
      Iwatsuka Confectionery Co., Ltd........................    500   19,523
      Iyo Bank, Ltd. (The)...................................  7,300   43,298
  #   J Trust Co., Ltd.......................................  7,400   37,749
      JAC Recruitment Co., Ltd...............................  1,600   28,956
      Jaccs Co., Ltd.........................................  3,200   59,993
      Jafco Co., Ltd.........................................  3,300  127,150

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Jalux, Inc.............................................    800 $ 19,965
      Jamco Corp.............................................  1,500   42,440
      Janome Sewing Machine Co., Ltd.........................  2,299   11,798
  *   Japan Asset Marketing Co., Ltd......................... 22,400   24,447
      Japan Aviation Electronics Industry, Ltd...............  5,000   66,210
      Japan Best Rescue System Co., Ltd......................  1,200   11,559
      Japan Cash Machine Co., Ltd............................  2,100   20,684
  *   Japan Display, Inc..................................... 65,700   63,503
      Japan Elevator Service Holdings Co., Ltd...............  1,200   17,069
      Japan Investment Adviser Co., Ltd......................  1,100   34,412
      Japan Lifeline Co., Ltd................................  5,100   74,353
      Japan Material Co., Ltd................................  6,600   77,535
      Japan Meat Co., Ltd....................................  1,500   27,155
      Japan Medical Dynamic Marketing, Inc...................  2,570   30,181
      Japan Petroleum Exploration Co., Ltd...................  3,800   79,432
      Japan Property Management Center Co., Ltd..............    900    9,812
      Japan Pulp & Paper Co., Ltd............................  1,600   58,811
      Japan Securities Finance Co., Ltd...................... 13,500   75,606
      Japan Steel Works, Ltd. (The)..........................  5,600  118,341
      Japan Transcity Corp...................................  3,000   11,747
      Japan Wool Textile Co., Ltd. (The).....................  6,000   47,373
      Jastec Co., Ltd........................................    300    2,956
      JBCC Holdings, Inc.....................................  2,000   26,223
      JCR Pharmaceuticals Co., Ltd...........................  1,200   50,871
      JCU Corp...............................................  1,800   38,635
      Jeol, Ltd..............................................  2,600   42,837
  #*  JIG-SAW, Inc...........................................    300    7,442
      Jimoto Holdings, Inc................................... 21,100   27,588
      JINS, Inc..............................................  1,100   62,290
      JK Holdings Co., Ltd...................................  2,500   16,043
      J-Oil Mills, Inc.......................................  1,100   37,915
      Joshin Denki Co., Ltd..................................  1,900   48,553
      Joyful Honda Co., Ltd..................................    200    2,881
  #   JP-Holdings, Inc.......................................  2,900    7,681
      JSP Corp...............................................  1,300   25,674
      Juki Corp..............................................  4,500   50,393
      Juroku Bank, Ltd. (The)................................  3,000   67,744
      Justsystems Corp.......................................  2,300   47,174
      JVC Kenwood Corp....................................... 21,470   53,084
      K&O Energy Group, Inc..................................  2,300   31,873
      kabu.com Securities Co., Ltd........................... 13,000   46,922
  *   Kadokawa Dwango........................................  7,169   71,572
      Kadoya Sesame Mills, Inc...............................    400   21,301
      Kaga Electronics Co., Ltd..............................  1,900   42,552
      Kakiyasu Honten Co., Ltd...............................    600   13,245
      Kamakura Shinsho, Ltd..................................  2,800   26,576
      Kameda Seika Co., Ltd..................................  1,200   56,820
      Kamei Corp.............................................  3,600   41,481
      Kanaden Corp...........................................  1,900   19,784
      Kanagawa Chuo Kotsu Co., Ltd...........................    800   26,583
      Kanamoto Co., Ltd......................................  2,500   83,539
      Kandenko Co., Ltd......................................  7,800   79,451
      Kaneko Seeds Co., Ltd..................................    900   11,531
      Kanematsu Corp.........................................  7,405   95,080
      Kanematsu Electronics, Ltd.............................  1,400   43,018
  *   Kansai Mirai Financial Group, Inc......................  6,197   47,934
      Kansai Super Market, Ltd...............................  1,800   16,653
      Kanto Denka Kogyo Co., Ltd.............................  4,000   36,326
  #   Kappa Create Co., Ltd..................................    900   10,576

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Kasai Kogyo Co., Ltd...................................  3,100 $ 28,581
      Katakura Industries Co., Ltd...........................  2,700   29,146
      Kato Sangyo Co., Ltd...................................  2,000   61,629
      Kato Works Co., Ltd....................................  1,600   45,906
      KAWADA TECHNOLOGIES, Inc...............................    600   34,524
      Kawai Musical Instruments Manufacturing Co., Ltd.......    500   17,339
  #*  Kawasaki Kisen Kaisha, Ltd.............................  6,500   86,616
      Keihanshin Building Co., Ltd...........................  5,000   36,814
      Keihin Corp............................................  5,100  100,419
      Keiyo Bank, Ltd. (The)................................. 12,500   91,152
      Keiyo Co., Ltd.........................................  3,600   17,817
      Kenedix, Inc........................................... 19,100   99,418
      Kenko Mayonnaise Co., Ltd..............................  1,200   25,661
      Key Coffee, Inc........................................  2,600   46,187
      KFC Holdings Japan, Ltd................................  1,400   24,619
      KH Neochem Co., Ltd....................................  2,000   56,802
      King Jim Co., Ltd......................................    300    2,437
  *   Kintetsu Department Store Co., Ltd.....................    700   22,007
      Kintetsu World Express, Inc............................  3,600   56,010
      Kirindo Holdings Co., Ltd..............................    900   12,580
      Kissei Pharmaceutical Co., Ltd.........................  2,500   71,835
      Ki-Star Real Estate Co., Ltd...........................  1,100   19,391
      Kitagawa Corp..........................................    700   16,433
      Kita-Nippon Bank, Ltd. (The)...........................  1,000   22,278
      Kitano Construction Corp...............................    700   23,522
  #   Kitanotatsujin Corp....................................  7,800   40,160
      Kito Corp..............................................  2,700   40,823
      Kitz Corp..............................................  8,600   68,527
      Kiyo Bank, Ltd. (The)..................................  6,400   94,846
  #   KLab, Inc..............................................  2,400   21,131
  *   KNT-CT Holdings Co., Ltd...............................  1,300   14,285
      Koa Corp...............................................  3,500   48,436
      Koatsu Gas Kogyo Co., Ltd..............................  3,600   26,189
  #   Kobe Bussan Co., Ltd...................................  2,000   50,784
  *   Kobe Electric Railway Co., Ltd.........................    899   31,808
      Kohnan Shoji Co., Ltd..................................  3,200   80,060
      Kohsoku Corp...........................................  1,300   11,982
      Koike Sanso Kogyo Co., Ltd.............................    400    8,999
  *   Kojima Co., Ltd........................................  2,300   10,132
      Kokuyo Co., Ltd........................................  4,300   67,883
      Komatsu Matere Co., Ltd................................  4,000   33,056
      Komatsu Wall Industry Co., Ltd.........................    600   11,024
      KOMEDA Holdings Co., Ltd...............................  3,900   76,720
      Komehyo Co., Ltd.......................................    800   10,961
      Komeri Co., Ltd........................................  3,300   85,518
      Komori Corp............................................  7,500   81,164
      Konaka Co., Ltd........................................  1,760    7,792
      Kondotec, Inc..........................................  1,500   13,608
      Konishi Co., Ltd.......................................  4,000   56,048
      Konoike Transport Co., Ltd.............................  2,900   43,855
      Koshidaka Holdings Co., Ltd............................  4,400   51,280
      Kotobuki Spirits Co., Ltd..............................  1,800   68,950
  *   Kourakuen Holdings Corp................................  1,000   16,396
      Krosaki Harima Corp....................................    500   33,066
      KRS Corp...............................................  1,000   22,514
      KU Holdings Co., Ltd...................................  2,400   19,715
      Kumagai Gumi Co., Ltd..................................  2,900   75,743
  #   Kumiai Chemical Industry Co., Ltd...................... 10,267   63,910
      Kura Corp..............................................  1,000   57,951

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Kurabo Industries, Ltd.................................  1,800 $ 43,451
      Kureha Corp............................................  1,400   89,971
      Kurimoto, Ltd..........................................  1,100   16,452
      Kuriyama Holdings Corp.................................    500    7,769
      Kusuri no Aoki Holdings Co., Ltd.......................    400   28,749
      KYB Corp...............................................  2,200   52,771
      Kyoden Co., Ltd........................................  1,800    8,833
      Kyodo Printing Co., Ltd................................    900   22,597
      Kyoei Steel, Ltd.......................................  2,900   52,533
      Kyokuto Boeki Kaisha, Ltd..............................    800   14,140
      Kyokuto Kaihatsu Kogyo Co., Ltd........................  3,800   54,249
      Kyokuto Securities Co., Ltd............................  2,600   31,387
      Kyokuyo Co., Ltd.......................................  1,100   30,205
      KYORIN Holdings, Inc...................................  4,500   98,278
      Kyoritsu Maintenance Co., Ltd..........................  2,600  115,510
      Kyosan Electric Manufacturing Co., Ltd.................  5,000   23,318
      Kyushu Financial Group, Inc............................  9,600   42,365
      LAC Co., Ltd...........................................  2,400   37,647
  *   Laox Co., Ltd..........................................  5,100   16,276
      Lasertec Corp..........................................  3,200   92,130
      LEC, Inc...............................................  2,400   48,052
      Leopalace21 Corp....................................... 26,900  112,051
      Life Corp..............................................  1,200   29,692
  *   LIFULL Co., Ltd........................................  8,200   55,512
  #   Like Co., Ltd..........................................  1,600   23,408
  #   Linical Co., Ltd.......................................  1,600   22,245
      Link And Motivation, Inc...............................  2,300   22,608
      Lintec Corp............................................  2,900   68,634
      LIXIL VIVA Corp........................................    700   11,352
  #*  M&A Capital Partners Co., Ltd..........................    600   29,504
      Macnica Fuji Electronics Holdings, Inc.................  4,699   67,932
  #   Macromill, Inc.........................................  2,100   41,557
      Maeda Corp............................................. 10,700  120,906
      Maeda Kosen Co., Ltd...................................  1,900   36,788
      Maeda Road Construction Co., Ltd.......................  6,000  109,284
      Maezawa Kasei Industries Co., Ltd......................  1,200   11,941
      Maezawa Kyuso Industries Co., Ltd......................  1,200   19,357
      Makino Milling Machine Co., Ltd........................  2,200   83,728
      Mamezou Holdings Co., Ltd..............................  3,000   24,321
      Mandom Corp............................................  2,200   61,051
      Mani, Inc..............................................  2,100   96,503
  #   MarkLines Co., Ltd.....................................  1,500   20,610
      Mars Group Holdings Corp...............................  1,800   37,104
      Marubun Corp...........................................  1,900   13,076
      Marudai Food Co., Ltd..................................  2,600   42,340
      Maruha Nichiro Corp....................................  3,953  143,088
      Maruka Machinery Co., Ltd..............................    800   16,821
  #   Marusan Securities Co., Ltd............................  5,800   44,663
      Maruwa Co., Ltd........................................    800   45,212
      Maruwa Unyu Kikan Co., Ltd.............................    800   25,588
      Maruyama Manufacturing Co., Inc........................    300    4,346
  *   Maruzen CHI Holdings Co., Ltd..........................    400    1,236
      Maruzen Co., Ltd.......................................  1,400   28,323
      Maruzen Showa Unyu Co., Ltd............................  1,200   31,734
      Marvelous, Inc.........................................  3,300   26,440
      Matching Service Japan Co., Ltd........................    600    8,859
      Matsuda Sangyo Co., Ltd................................  2,725   33,832
      Matsui Construction Co., Ltd...........................  1,500   10,969
      Matsuya Co., Ltd.......................................  2,500   23,600

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Matsuyafoods Holdings co., Ltd.........................    800 $ 25,820
      Max Co., Ltd...........................................  4,000   53,852
      Maxell Holdings, Ltd...................................  5,500   70,085
      Maxvalu Nishinihon Co., Ltd............................  1,300   21,541
      Maxvalu Tokai Co., Ltd.................................    700   15,446
      MCJ Co., Ltd...........................................  6,500   51,754
      MEC Co., Ltd...........................................  2,100   27,455
  #   Media Do Holdings Co., Ltd.............................    900   19,292
  #*  Medical Data Vision Co., Ltd...........................  1,200   18,893
      Megachips Corp.........................................  2,500   47,993
      Megmilk Snow Brand Co., Ltd............................  3,600   84,213
      Meidensha Corp.........................................  4,600   65,168
      Meiji Electric Industries Co., Ltd.....................  1,400   25,625
      Meiko Electronics Co., Ltd.............................  2,400   60,018
  #   Meiko Network Japan Co., Ltd...........................  2,600   22,835
      Meisei Industrial Co., Ltd.............................  5,000   37,789
      Meitec Corp............................................  2,300   96,353
      Meito Sangyo Co., Ltd..................................  1,200   16,112
      Meiwa Corp.............................................  2,200    8,458
      Menicon Co., Ltd.......................................  1,600   35,367
      METAWATER Co., Ltd.....................................    900   23,078
      Michinoku Bank, Ltd. (The).............................  2,400   38,014
      Micronics Japan Co., Ltd...............................  2,500   15,983
      Mie Kotsu Group Holdings, Inc..........................  5,900   27,391
      Mikuni Corp............................................  2,700   14,807
      Milbon Co., Ltd........................................  2,100   75,387
      Mimaki Engineering Co., Ltd............................  1,900   19,512
      Mimasu Semiconductor Industry Co., Ltd.................  2,619   34,378
      Ministop Co., Ltd......................................  1,800   33,235
      Miraca Holdings, Inc...................................  5,300  129,023
      Mirait Holdings Corp...................................  6,700  108,184
      Miroku Jyoho Service Co., Ltd..........................  2,200   41,480
      Misawa Homes Co., Ltd..................................  2,000   15,028
      Mitani Corp............................................  1,200   57,244
      Mitani Sekisan Co., Ltd................................    900   20,418
      Mito Securities Co., Ltd............................... 10,500   30,381
      Mitsuba Corp...........................................  5,000   39,370
      Mitsubishi Kakoki Kaisha, Ltd..........................  1,000   14,847
      Mitsubishi Logisnext Co., Ltd..........................  2,300   27,347
  #   Mitsubishi Logistics Corp..............................    500   11,463
      Mitsubishi Paper Mills, Ltd............................  2,300   11,868
      Mitsubishi Pencil Co., Ltd.............................  2,400   41,833
      Mitsubishi Research Institute, Inc.....................    600   18,731
      Mitsubishi Shokuhin Co., Ltd...........................  1,200   30,926
      Mitsubishi Steel Manufacturing Co., Ltd................  1,400   24,578
      Mitsuboshi Belting, Ltd................................  3,500   85,983
  *   Mitsui E&S Holdings Co., Ltd...........................  7,900  132,658
  #   Mitsui High-Tec, Inc...................................  3,300   35,452
      Mitsui Matsushima Holdings Co., Ltd....................  1,000   15,678
      Mitsui Mining & Smelting Co., Ltd......................  4,700  133,164
      Mitsui Sugar Co., Ltd..................................  1,800   48,420
  *   Mitsui-Soko Holdings Co., Ltd..........................  2,200   33,967
      Mitsuuroko Group Holdings Co., Ltd.....................  3,000   19,563
      Mixi, Inc..............................................  3,900   85,215
      Miyaji Engineering Group, Inc..........................    900   21,694
      Miyazaki Bank, Ltd. (The)..............................  2,000   52,103
      Mizuno Corp............................................  1,800   42,117
      Mochida Pharmaceutical Co., Ltd........................  1,100   86,965
      Modec, Inc.............................................  2,600   77,941

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Monex Group, Inc....................................... 18,400 $ 72,162
      Monogatari Corp. (The).................................    600   53,570
      MORESCO Corp...........................................  1,100   15,169
      Morinaga Milk Industry Co., Ltd........................  3,700   98,626
      Morita Holdings Corp...................................  2,600   49,506
      Morito Co., Ltd........................................  2,600   19,665
      Morozoff, Ltd..........................................    300   14,675
      Mory Industries, Inc...................................    900   22,166
      MrMax Holdings, Ltd....................................  4,600   21,312
      MTI, Ltd...............................................  4,500   21,667
  #   Mugen Estate Co., Ltd..................................  1,600    9,152
  #   m-up, Inc..............................................    300    6,094
      Murakami Corp..........................................    500   12,076
      Musashi Seimitsu Industry Co., Ltd.....................  3,400   49,619
      Musashino Bank, Ltd. (The).............................  3,100   83,657
      N Field Co., Ltd.......................................  1,000   15,274
      Nachi-Fujikoshi Corp...................................  1,700   69,237
      Nafco Co., Ltd.........................................  1,300   20,835
      Nagaileben Co., Ltd....................................    800   17,920
  #   Nagano Bank, Ltd. (The)................................    600    9,116
      Nagano Keiki Co., Ltd..................................  2,100   17,468
      Nagase & Co., Ltd......................................  6,000   94,242
      Nagatanien Holdings Co., Ltd...........................  1,000   24,440
      Nagawa Co., Ltd........................................    400   19,276
      Nakabayashi Co., Ltd...................................  3,300   18,422
      Nakamuraya Co., Ltd....................................    300   11,938
      Nakanishi, Inc.........................................  5,000  116,979
      Nakayama Steel Works, Ltd..............................  3,500   18,400
  #   Namura Shipbuilding Co., Ltd...........................  7,996   35,534
      Nanto Bank, Ltd. (The).................................  3,500   80,039
      Natori Co., Ltd........................................    700   11,078
      NEC Capital Solutions, Ltd.............................    900   14,143
      NEC Networks & System Integration Corp.................  1,700   37,053
      NET One Systems Co., Ltd...............................  4,100   85,839
      Neturen Co., Ltd.......................................  3,800   33,466
  #   Nextage Co., Ltd.......................................  2,900   26,620
      Nexyz Group Corp.......................................  1,200   20,695
      Nichias Corp...........................................  3,600   78,445
      Nichiban Co., Ltd......................................  1,500   29,139
      Nichicon Corp..........................................  5,900   49,084
      Nichiden Corp..........................................  1,800   29,196
      Nichiha Corp...........................................  2,700   59,627
      NichiiGakkan Co., Ltd..................................  5,700   53,092
      Nichi-iko Pharmaceutical Co., Ltd......................  4,250   57,894
      Nichireki Co., Ltd.....................................  3,900   35,725
      Nichirin Co., Ltd......................................  1,430   30,206
      Nihon Chouzai Co., Ltd.................................    700   21,695
  #*  Nihon Dempa Kogyo Co., Ltd.............................    600    2,618
      Nihon Dengi Co., Ltd...................................    600   15,802
      Nihon Eslead Corp......................................  1,000   13,543
      Nihon Flush Co., Ltd...................................  1,600   30,659
  #   Nihon House Holdings Co., Ltd..........................  5,600   25,550
      Nihon Kagaku Sangyo Co., Ltd...........................  1,900   21,552
  #   Nihon Nohyaku Co., Ltd.................................  6,100   33,804
      Nihon Parkerizing Co., Ltd.............................  7,000   84,537
      Nihon Plast Co., Ltd...................................  1,700   13,750
      Nihon Tokushu Toryo Co., Ltd...........................  1,400   26,846
      Nihon Yamamura Glass Co., Ltd..........................    800   11,900
      Nikkiso Co., Ltd.......................................  7,000   81,277

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Nikkon Holdings Co., Ltd...............................  5,100 $123,239
      Nippo Corp.............................................  2,500   40,988
      Nippon Air Conditioning Services Co., Ltd..............  2,700   18,487
      Nippon Beet Sugar Manufacturing Co., Ltd...............  1,200   20,912
      Nippon Carbide Industries Co., Inc.....................  1,100   18,154
      Nippon Carbon Co., Ltd.................................    900   50,895
      Nippon Ceramic Co., Ltd................................  1,000   24,514
      Nippon Chemical Industrial Co., Ltd....................  1,300   35,383
      Nippon Chemi-Con Corp..................................  2,000   45,287
      Nippon Coke & Engineering Co., Ltd..................... 12,500   11,515
      Nippon Commercial Development Co., Ltd.................  1,600   24,255
      Nippon Concrete Industries Co., Ltd....................  8,400   22,635
  #   Nippon Denko Co., Ltd.................................. 15,100   35,865
      Nippon Densetsu Kogyo Co., Ltd.........................  3,100   62,683
      Nippon Fine Chemical Co., Ltd..........................  1,900   18,337
      Nippon Flour Mills Co., Ltd............................  5,200   86,124
      Nippon Gas Co., Ltd....................................  2,000   60,498
  #   Nippon Hume Corp.......................................  3,300   26,505
      Nippon Kanzai Co., Ltd.................................  1,700   31,030
      Nippon Kayaku Co., Ltd.................................  5,400   64,266
      Nippon Kinzoku Co., Ltd................................    300    3,849
  #   Nippon Kodoshi Corp....................................    400    9,042
      Nippon Koei Co., Ltd...................................  1,700   38,266
      Nippon Koshuha Steel Co., Ltd..........................  1,000    6,056
      Nippon Light Metal Holdings Co., Ltd................... 55,700  117,449
      Nippon Paper Industries Co., Ltd.......................  6,700  121,389
      Nippon Parking Development Co., Ltd.................... 23,500   32,943
      Nippon Pillar Packing Co., Ltd.........................  2,000   26,787
      Nippon Piston Ring Co., Ltd............................    700   13,161
      Nippon Road Co., Ltd. (The)............................  1,000   55,272
      Nippon Seiki Co., Ltd..................................  4,000   70,392
      Nippon Seisen Co., Ltd.................................    500   15,388
  #*  Nippon Sharyo, Ltd.....................................  1,200   31,554
  #   Nippon Sheet Glass Co., Ltd............................  9,500   80,373
      Nippon Signal Co., Ltd.................................  7,000   64,093
      Nippon Soda Co., Ltd...................................  3,200   83,159
      Nippon Steel & Sumikin Bussan Corp.....................  1,248   54,359
      Nippon Suisan Kaisha, Ltd.............................. 22,300  142,445
      Nippon Systemware Co., Ltd.............................  1,200   24,898
      Nippon Thompson Co., Ltd...............................  7,000   40,480
  #   Nippon Yakin Kogyo Co., Ltd............................ 10,600   28,175
      Nipro Corp.............................................  5,100   64,944
      Nishikawa Rubber Co., Ltd..............................  1,200   21,086
      Nishimatsu Construction Co., Ltd.......................  5,000  116,552
      Nishimatsuya Chain Co., Ltd............................  5,300   47,176
      Nishi-Nippon Financial Holdings, Inc................... 10,900  103,583
      Nishi-Nippon Railroad Co., Ltd.........................  4,300  106,387
      Nishio Rent All Co., Ltd...............................  2,100   67,666
      Nissan Shatai Co., Ltd.................................  7,700   62,022
  #   Nissei ASB Machine Co., Ltd............................  1,000   33,510
      Nissei Corp............................................    400    4,306
      Nissei Plastic Industrial Co., Ltd.....................  1,400   13,022
  #   Nissha Co., Ltd........................................  4,000   65,095
      Nisshin Fudosan Co.....................................  2,800   13,054
      Nisshin Oillio Group, Ltd. (The).......................  3,100   93,025
      Nisshin Steel Co., Ltd.................................  5,048   65,889
      Nisshinbo Holdings, Inc................................ 10,936  120,390
      Nissin Corp............................................  2,200   42,281
      Nissin Electric Co., Ltd...............................  6,100   49,835

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Nissin Kogyo Co., Ltd..................................  4,400 $ 64,016
      Nissin Sugar Co., Ltd..................................  1,300   25,742
      Nissui Pharmaceutical Co., Ltd.........................  1,400   15,493
      Nitta Corp.............................................  2,300   83,477
      Nittan Valve Co., Ltd..................................  2,000    6,058
      Nittetsu Mining Co., Ltd...............................    800   34,003
      Nitto Boseki Co., Ltd..................................  3,200   63,227
  #   Nitto FC Co., Ltd......................................  1,500   10,426
      Nitto Kogyo Corp.......................................  3,700   64,440
      Nitto Kohki Co., Ltd...................................  1,300   27,079
      Nitto Seiko Co., Ltd...................................  3,000   16,575
  #   Nittoc Construction Co., Ltd...........................  3,500   22,865
      Nittoku Engineering Co., Ltd...........................  1,500   39,769
      Noda Corp..............................................    800    7,338
      Noevir Holdings Co., Ltd...............................  1,300   55,300
      Nohmi Bosai, Ltd.......................................  2,800   58,949
      Nojima Corp............................................  2,500   59,047
      Nomura Co., Ltd........................................  3,200   72,675
      Noritake Co., Ltd......................................  1,100   54,922
  #   Noritsu Koki Co., Ltd..................................  2,700   60,674
      Noritz Corp............................................  3,000   43,563
      North Pacific Bank, Ltd................................ 32,300   96,858
      NS Tool Co., Ltd.......................................  1,000   23,570
      NS United Kaiun Kaisha, Ltd............................    900   21,950
      NSD Co., Ltd...........................................  3,730   78,971
  #   NTN Corp...............................................  8,600   31,456
      NuFlare Technology, Inc................................    700   35,175
  #   OAK Capital Corp.......................................  5,200    8,096
      Obara Group, Inc.......................................  1,000   39,316
      Odelic Co., Ltd........................................    600   22,115
      Oenon Holdings, Inc....................................  5,000   17,336
      Ogaki Kyoritsu Bank, Ltd. (The)........................  3,700   82,109
      Ohashi Technica, Inc...................................  1,700   21,258
      Ohsho Food Service Corp................................    900   62,051
      Oiles Corp.............................................  2,273   41,738
      Oita Bank, Ltd. (The)..................................  1,600   52,919
      Okabe Co., Ltd.........................................  4,000   35,560
      Okamoto Industries, Inc................................  1,200   54,080
      Okamoto Machine Tool Works, Ltd........................    300    8,263
      Okamura Corp...........................................  7,300   99,507
      Okasan Securities Group, Inc........................... 17,000   81,392
      Oki Electric Industry Co., Ltd.........................  6,500   88,968
      Okinawa Cellular Telephone Co..........................  1,100   40,521
      Okinawa Electric Power Co., Inc. (The).................  4,057   75,586
      OKK Corp...............................................    500    4,684
      OKUMA Corp.............................................  1,400   69,903
      Okumura Corp...........................................  3,400  107,305
      Okura Industrial Co., Ltd..............................    800   14,655
      Okuwa Co., Ltd.........................................  4,000   40,072
      Onoken Co., Ltd........................................  1,700   24,798
      Onward Holdings Co., Ltd............................... 12,000   72,344
      Ootoya Holdings Co., Ltd...............................    500    9,995
  *   Open Door, Inc.........................................    900   21,368
      Optex Group Co., Ltd...................................  3,300   60,128
      Organo Corp............................................    800   22,229
      Origin Electric Co., Ltd...............................    600    8,571
      Oro Co., Ltd...........................................    500   22,846
      Osaka Organic Chemical Industry, Ltd...................  2,900   35,428
      Osaka Soda Co., Ltd....................................  2,000   47,031

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Osaka Steel Co., Ltd...................................  1,500 $ 26,564
      OSAKA Titanium Technologies Co., Ltd...................  1,600   25,118
      Osaki Electric Co., Ltd................................  6,000   38,348
      OSG Corp...............................................  3,200   66,029
      OSJB Holdings Corp..................................... 11,600   29,303
  #   Outsourcing, Inc.......................................  6,500   82,386
      Oyo Corp...............................................  2,700   30,807
      Pacific Industrial Co., Ltd............................  4,800   70,129
  #   Pacific Metals Co., Ltd................................  1,700   47,700
      Pack Corp. (The).......................................  1,100   31,483
      PAL GROUP Holdings Co., Ltd............................  1,400   41,019
      Paramount Bed Holdings Co., Ltd........................  1,400   58,905
      Parco Co., Ltd.........................................  3,300   35,029
      Paris Miki Holdings, Inc...............................  1,000    4,295
  *   Pasco Corp.............................................    200    2,069
  #   Pasona Group, Inc......................................  1,500   18,249
      PC Depot Corp..........................................  2,760   13,858
  #   Pegasus Sewing Machine Manufacturing Co., Ltd..........  2,600   18,270
      Penta-Ocean Construction Co., Ltd...................... 18,300  109,483
  #   Pepper Food Service Co., Ltd...........................    900   25,279
  #*  Phil Co., Inc..........................................    200    7,108
      PIA Corp...............................................    600   28,682
      Pilot Corp.............................................  1,600   88,381
      Piolax, Inc............................................  3,000   65,367
  *   Pioneer Corp........................................... 34,600   30,981
  #   Plenus Co., Ltd........................................  3,000   48,012
      Poletowin Pitcrew Holdings, Inc........................  1,700   38,053
      Press Kogyo Co., Ltd...................................  9,000   41,147
      Pressance Corp.........................................  3,600   40,942
      Prestige International, Inc............................  4,800   54,645
      Prima Meat Packers, Ltd................................  2,400   45,328
      Pronexus, Inc..........................................  1,300   12,634
      Prospect Co., Ltd...................................... 44,000   14,851
      Proto Corp.............................................  1,000   13,258
  #   PS Mitsubishi Construction Co., Ltd....................  3,600   20,015
      Punch Industry Co., Ltd................................  2,600   14,833
      Qol Holdings Co., Ltd..................................  2,600   54,721
      Quick Co., Ltd.........................................    700   11,274
      Raito Kogyo Co., Ltd...................................  4,700   63,486
      Rakus Co., Ltd.........................................  1,800   33,039
      Rasa Industries, Ltd...................................    800   13,167
      Raysum Co., Ltd........................................  1,900   23,391
  #   RECOMM Co., Ltd........................................  9,700   18,774
      Relia, Inc.............................................  3,200   35,340
  #   Remixpoint, Inc........................................  1,500   10,059
      Renaissance, Inc.......................................  1,600   32,234
  *   RENOVA, Inc............................................  3,400   36,887
  *   Renown, Inc............................................  3,000    3,066
      Resorttrust, Inc.......................................  7,200  110,883
      Retail Partners Co., Ltd...............................  2,000   22,875
      Rheon Automatic Machinery Co., Ltd.....................  2,000   34,193
      Rhythm Watch Co., Ltd..................................  1,000   17,709
      Ricoh Leasing Co., Ltd.................................  1,900   62,371
      Ride On Express Holdings Co., Ltd......................  1,200   14,744
      Right On Co., Ltd......................................  1,500   12,480
      Riken Corp.............................................  1,300   62,217
      Riken Keiki Co., Ltd...................................  1,200   23,685
      Riken Technos Corp.....................................  3,200   14,417
      Riken Vitamin Co., Ltd.................................  1,100   33,916

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Ringer Hut Co., Ltd....................................  1,900 $ 38,062
      Rion Co., Ltd..........................................    700   13,985
      Riso Kagaku Corp.......................................  3,000   63,273
      Riso Kyoiku Co., Ltd...................................  3,000   31,733
  #   Rock Field Co., Ltd....................................  2,100   30,404
      Rokko Butter Co., Ltd..................................  1,700   36,698
      Roland DG Corp.........................................  1,200   25,555
  #   Rorze Corp.............................................  1,400   23,983
      Round One Corp.........................................  5,300   62,862
      Royal Holdings Co., Ltd................................  2,500   61,857
  #   RS Technologies Co., Ltd...............................    500   20,270
      Ryobi, Ltd.............................................  2,600   75,468
      Ryoden Corp............................................  1,500   20,846
      Ryosan Co., Ltd........................................  2,400   69,054
      Ryoyo Electro Corp.....................................  3,400   48,758
      S Foods, Inc...........................................  1,300   52,373
  #   S&B Foods, Inc.........................................    300   22,090
      Sac's Bar Holdings, Inc................................  1,650   14,624
      Sagami Rubber Industries Co., Ltd......................  1,000   21,888
      Saibu Gas Co., Ltd.....................................  3,600   80,171
      Saizeriya Co., Ltd.....................................  2,600   49,343
      Sakai Chemical Industry Co., Ltd.......................  1,400   32,257
      Sakai Heavy Industries, Ltd............................    600   17,721
      Sakai Moving Service Co., Ltd..........................    800   41,280
      Sakai Ovex Co., Ltd....................................    800   15,900
      Sakata INX Corp........................................  5,200   51,485
      Sakura Internet, Inc...................................  1,700    8,281
      Sala Corp..............................................  7,000   40,054
  #   SAMTY Co., Ltd.........................................  1,900   24,874
      San Holdings, Inc......................................    400    9,339
      San ju San Financial Group, Inc........................  2,700   47,791
      San-A Co., Ltd.........................................  1,700   71,720
      San-Ai Oil Co., Ltd....................................  5,500   59,140
  *   Sanden Holdings Corp...................................  3,000   32,780
      Sanei Architecture Planning Co., Ltd...................  1,300   18,959
      Sangetsu Corp..........................................  5,000   96,166
      San-In Godo Bank, Ltd. (The)........................... 16,400  124,433
      Sanken Electric Co., Ltd...............................  3,000   66,183
      Sanki Engineering Co., Ltd.............................  5,000   49,003
      Sankyo Seiko Co., Ltd..................................  4,000   16,062
      Sankyo Tateyama, Inc...................................  2,800   31,505
      Sanoh Industrial Co., Ltd..............................  3,000   17,086
  #   Sansei Technologies, Inc...............................  1,200   16,512
  #   Sansha Electric Manufacturing Co., Ltd.................    800    7,783
      Sanshin Electronics Co., Ltd...........................  2,000   33,635
      Sanyo Chemical Industries, Ltd.........................  1,600   73,316
      Sanyo Denki Co., Ltd...................................  1,000   40,896
      Sanyo Electric Railway Co., Ltd........................  2,000   44,163
  #   Sanyo Housing Nagoya Co., Ltd..........................  1,300   11,532
  #   Sanyo Shokai, Ltd......................................  1,100   18,547
  #   Sanyo Special Steel Co., Ltd...........................  3,000   68,983
      Sanyo Trading Co., Ltd.................................  1,300   20,393
      Sapporo Holdings, Ltd..................................  5,400  100,173
      Sato Holdings Corp.....................................  1,900   56,146
      Sato Shoji Corp........................................  1,300   12,476
      Satori Electric Co., Ltd...............................  1,000    9,075
      Sawada Holdings Co., Ltd...............................  3,300   29,597
      Sawai Pharmaceutical Co., Ltd..........................  2,700  136,868
      Saxa Holdings, Inc.....................................    400    7,223

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      SBS Holdings, Inc......................................  2,900 $ 36,707
      Scala, Inc.............................................  1,600   13,636
      Scroll Corp............................................  2,300    9,756
      SEC Carbon, Ltd........................................    200   28,892
      Secom Joshinetsu Co., Ltd..............................    900   26,993
  #   Seed Co., Ltd..........................................  1,500   23,173
      Seika Corp.............................................  1,000   15,788
      Seikagaku Corp.........................................  4,200   62,250
  *   Seikitokyu Kogyo Co., Ltd..............................  2,700   15,404
      Seiko Holdings Corp....................................  3,300   79,171
  #   Seiko PMC Corp.........................................    800    6,512
      Seiren Co., Ltd........................................  5,800   82,517
      Sekisui Jushi Corp.....................................  2,700   48,998
      Sekisui Plastics Co., Ltd..............................  3,500   27,237
      Senko Group Holdings Co., Ltd..........................  8,700   67,614
      Senshu Electric Co., Ltd...............................    700   16,169
      Senshu Ikeda Holdings, Inc............................. 25,100   77,133
  *   Senshukai Co., Ltd.....................................  3,000    7,720
  #   Septeni Holdings Co., Ltd.............................. 10,900   18,532
      SFP Holdings Co., Ltd..................................  1,400   20,695
      Shibaura Electronics Co., Ltd..........................    700   30,271
      Shibaura Mechatronics Corp.............................    400   12,175
      Shibusawa Warehouse Co., Ltd. (The)....................  1,200   16,945
      Shibuya Corp...........................................  1,700   57,130
  #*  SHIFT, Inc.............................................    800   26,409
  #   Shiga Bank, Ltd. (The).................................  4,399  102,036
      Shikibo, Ltd...........................................    900    9,021
      Shikoku Bank, Ltd. (The)...............................  5,400   60,658
      Shikoku Chemicals Corp.................................  3,000   30,629
      Shima Seiki Manufacturing, Ltd.........................  2,100   56,625
      Shimachu Co., Ltd......................................  3,100   81,263
      Shimizu Bank, Ltd. (The)...............................  1,100   18,608
      Shin Nippon Air Technologies Co., Ltd..................  1,600   25,272
      Shinagawa Refractories Co., Ltd........................    500   19,196
      Shindengen Electric Manufacturing Co., Ltd.............    800   34,793
      Shin-Etsu Polymer Co., Ltd.............................  5,000   36,616
  #*  Shinkawa, Ltd..........................................  1,000    4,505
      Shinko Electric Industries Co., Ltd....................  8,900   61,963
      Shinko Plantech Co., Ltd...............................  4,200   39,136
      Shinko Shoji Co., Ltd..................................  2,600   36,196
      Shinmaywa Industries, Ltd..............................  8,000   98,491
      Shinnihon Corp.........................................  3,400   32,213
  #   Shinoken Group Co., Ltd................................  2,600   21,499
      Shinsho Corp...........................................  1,000   24,602
      Shinwa Co., Ltd........................................    900   17,708
      Ship Healthcare Holdings, Inc..........................  3,200  115,699
  #   Shizuki Electric Co., Inc..............................  1,600    9,950
      Shizuoka Gas Co., Ltd..................................  8,300   71,798
      Shobunsha Publications, Inc............................  1,300    6,372
  #   Shoei Co., Ltd.........................................  1,300   50,651
  #   Shoei Foods Corp.......................................  1,000   38,417
      Shofu, Inc.............................................  1,000   11,442
      Showa Aircraft Industry Co., Ltd.......................  1,600   18,665
      Showa Corp.............................................  5,400   74,311
      Showa Sangyo Co., Ltd..................................  2,000   50,090
      SIGMAXYZ, Inc..........................................  1,700   15,754
  #   Siix Corp..............................................  3,800   51,593
      Sinanen Holdings Co., Ltd..............................    600   14,286
  #   Sinfonia Technology Co., Ltd...........................  3,599   47,066

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Sinko Industries, Ltd..................................  2,400 $ 34,308
      Sintokogio, Ltd........................................  5,338   45,989
      SK-Electronics Co., Ltd................................    600    9,849
      SKY Perfect JSAT Holdings, Inc......................... 14,000   62,166
      SMK Corp...............................................    500   10,274
      SMS Co., Ltd...........................................  4,200   70,444
      SNT Corp...............................................  3,900   12,992
      Soda Nikka Co., Ltd....................................  3,100   17,730
      Sodick Co., Ltd........................................  5,800   43,692
      Soft99 Corp............................................  1,200   10,668
  #   Softbank Technology Corp...............................  1,400   26,398
      Softcreate Holdings Corp...............................    900   12,791
  #   Software Service, Inc..................................    400   30,215
      Sogo Medical Holdings Co., Ltd.........................  2,600   55,784
      Soken Chemical & Engineering Co., Ltd..................    800   12,501
      Solasto Corp...........................................  2,700   28,493
  #   Soliton Systems K.K....................................  1,500   13,204
  #   Sourcenext Corp........................................  3,200   39,472
      Space Co., Ltd.........................................    880    9,786
  #   Space Value Holdings Co., Ltd..........................  2,500   22,311
  #   Sparx Group Co., Ltd................................... 11,800   25,370
  #   S-Pool, Inc............................................  1,700   22,818
      SRA Holdings...........................................  1,000   28,149
      Srg Takamiya Co., Ltd..................................  1,700    9,933
      SRS Holdings Co., Ltd..................................  2,500   22,117
      ST Corp................................................  1,100   19,476
      St Marc Holdings Co., Ltd..............................  1,700   40,374
  #   Star Mica Co., Ltd.....................................  1,800   24,589
  #   Star Micronics Co., Ltd................................  2,400   34,093
      Starts Corp., Inc......................................  2,700   56,066
      Starzen Co., Ltd.......................................    700   28,418
      Stella Chemifa Corp....................................    900   27,389
      Step Co., Ltd..........................................  1,500   20,882
  #   Strike Co., Ltd........................................    600   17,410
      Studio Alice Co., Ltd..................................  1,100   25,155
      Sugimoto & Co., Ltd....................................    900   15,570
  #   Sumida Corp............................................  2,200   27,285
  #   Suminoe Textile Co., Ltd...............................    500   11,978
      Sumitomo Densetsu Co., Ltd.............................  2,200   34,827
      Sumitomo Mitsui Construction Co., Ltd.................. 10,592   66,448
      Sumitomo Osaka Cement Co., Ltd.........................  4,000  148,612
      Sumitomo Precision Products Co., Ltd...................    200    6,491
      Sumitomo Riko Co., Ltd.................................  3,800   31,394
      Sumitomo Seika Chemicals Co., Ltd......................    800   39,929
      Sumitomo Warehouse Co., Ltd. (The).....................  6,500   76,207
      Sun Frontier Fudousan Co., Ltd.........................  3,700   37,765
      Suncall Corp...........................................  1,500    9,710
      Sun-Wa Technos Corp....................................  1,500   17,058
      Sushiro Global Holdings, Ltd...........................  1,300   68,475
      SWCC Showa Holdings Co., Ltd...........................  3,700   23,018
      Systena Corp...........................................  5,200   62,574
  #   Syuppin Co., Ltd.......................................  1,800   22,454
      T Hasegawa Co., Ltd....................................  2,300   40,840
      T RAD Co., Ltd.........................................  1,100   26,272
      T&K Toka Co., Ltd......................................  2,300   22,002
      Tachibana Eletech Co., Ltd.............................  2,500   37,952
      Tachikawa Corp.........................................  1,100   11,042
      Tachi-S Co., Ltd.......................................  4,300   60,606
      Tadano, Ltd............................................  9,900  106,055

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Taihei Dengyo Kaisha, Ltd..............................  2,600 $ 61,263
      Taiho Kogyo Co., Ltd...................................  1,900   17,133
      Taikisha, Ltd..........................................  2,300   64,903
      Taiko Bank, Ltd. (The).................................    400    7,273
      Taisei Lamick Co., Ltd.................................    800   22,586
      Taiyo Holdings Co., Ltd................................  1,500   53,594
      Takamatsu Construction Group Co., Ltd..................  1,600   40,910
      Takaoka Toko Co., Ltd..................................  1,200   17,229
  #   Takara Leben Co., Ltd..................................  9,300   26,794
  #   Takara Printing Co., Ltd...............................    900   14,177
      Takara Standard Co., Ltd...............................  4,200   64,851
      Takasago International Corp............................  2,100   66,947
      Takasago Thermal Engineering Co., Ltd..................  4,100   70,059
      Take And Give Needs Co., Ltd...........................  1,000   15,687
      TAKEBISHI Corp.........................................  1,400   19,452
      Takeei Corp............................................  1,900   12,071
      Takeuchi Manufacturing Co., Ltd........................  3,200   66,183
      Takisawa Machine Tool Co., Ltd.........................  1,100   15,283
      Takuma Co., Ltd........................................  7,000   89,225
      Tama Home Co., Ltd.....................................  1,900   19,537
      Tamron Co., Ltd........................................  2,600   46,397
      Tamura Corp............................................ 11,000   56,238
      Tanseisha Co., Ltd.....................................  2,500   25,453
  #   Tateru, Inc............................................  3,400   14,269
      Tatsuta Electric Wire and Cable Co., Ltd...............  5,200   22,987
      Tayca Corp.............................................  1,900   39,952
  #   Tazmo Co., Ltd.........................................  1,100    9,710
      TDC Soft, Inc..........................................  1,600   14,747
  #*  Teac Corp..............................................    500    1,199
      TechMatrix Corp........................................  2,100   38,621
  #   Techno Smart Corp......................................    700    4,842
      TechnoPro Holdings, Inc................................  2,300  119,823
      Tecnos Japan, Inc......................................  1,400   10,841
      Teikoku Electric Manufacturing Co., Ltd................  3,100   44,520
      Teikoku Sen-I Co., Ltd.................................  2,100   46,110
      Teikoku Tsushin Kogyo Co., Ltd.........................    800    8,577
      Tekken Corp............................................  1,300   32,457
      Tenma Corp.............................................  2,000   34,752
      T-Gaia Corp............................................  1,300   29,433
      TKC Corp...............................................  1,600   60,852
      Toa Corp. (6894434)....................................  2,600   27,869
      Toa Corp. (6894508)....................................  1,800   30,135
  #   Toa Oil Co., Ltd.......................................    600   13,889
      TOA ROAD Corp..........................................    300    9,587
      Toagosei Co., Ltd......................................  9,500   97,548
      Tobishima Corp.........................................  1,720   26,222
      TOC Co., Ltd...........................................  6,100   41,556
      Tocalo Co., Ltd........................................  5,800   50,473
      Tochigi Bank, Ltd. (The)............................... 10,000   29,087
  #   Toda Kogyo Corp........................................    700   16,533
      Toei Animation Co., Ltd................................  1,200   40,498
      Toei Co., Ltd..........................................    600   65,512
      Toenec Corp............................................  1,400   40,444
      Toho Bank, Ltd. (The).................................. 21,500   76,317
  #   Toho Co., Ltd..........................................    900   17,832
  #   Toho Holdings Co., Ltd.................................  4,300  112,647
      Toho Titanium Co., Ltd.................................  3,900   39,647
      Toho Zinc Co., Ltd.....................................  1,600   51,138
      Tohoku Bank, Ltd. (The)................................    800    8,986

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Tokai Corp.............................................  1,800 $ 36,257
      TOKAI Holdings Corp....................................  9,000   75,198
      Tokai Rika Co., Ltd....................................  4,300   78,407
      Tokai Tokyo Financial Holdings, Inc.................... 20,200  104,279
      Token Corp.............................................    680   44,049
      Tokushu Tokai Paper Co., Ltd...........................    919   35,462
      Tokuyama Corp..........................................  4,400   98,392
  *   Tokyo Base Co., Ltd....................................  2,400   13,450
      Tokyo Dome Corp........................................  8,300   73,057
      Tokyo Electron Device, Ltd.............................  1,200   21,299
      Tokyo Energy & Systems, Inc............................  4,100   35,614
      Tokyo Individualized Educational Institute, Inc........  1,600   20,696
      Tokyo Keiki, Inc.......................................  1,800   16,820
      Tokyo Kiraboshi Financial Group, Inc...................  3,124   50,467
      Tokyo Ohka Kogyo Co., Ltd..............................  3,200   85,705
      Tokyo Rakutenchi Co., Ltd..............................    500   21,792
  #   Tokyo Rope Manufacturing Co., Ltd......................  1,200   12,306
      Tokyo Sangyo Co., Ltd..................................  2,700   14,850
      Tokyo Seimitsu Co., Ltd................................  4,000   96,188
      Tokyo Steel Manufacturing Co., Ltd.....................  8,200   64,654
      Tokyo Tekko Co., Ltd...................................    600    7,787
      Tokyo Theatres Co., Inc................................    600    7,150
      Tokyotokeiba Co., Ltd..................................  2,000   70,723
      Tokyu Construction Co., Ltd............................  9,100   82,316
      Tokyu Recreation Co., Ltd..............................    600   26,147
      Toli Corp..............................................  6,000   15,677
      Tomato Bank, Ltd.......................................    900   10,940
      Tomoe Corp.............................................  3,500   13,628
      Tomoe Engineering Co., Ltd.............................  1,000   19,377
      Tomoku Co., Ltd........................................  1,000   17,235
      TOMONY Holdings, Inc................................... 16,800   65,113
      Tomy Co., Ltd..........................................  9,217  107,219
      Tonami Holdings Co., Ltd...............................    800   44,398
      Topcon Corp............................................  4,600   66,837
      Toppan Forms Co., Ltd..................................  4,500   40,906
      Topre Corp.............................................  2,900   60,348
      Topy Industries, Ltd...................................  1,800   48,511
  #   Toridoll Holdings Corp.................................  2,400   40,651
      Torigoe Co., Ltd. (The)................................  2,500   21,296
      Torii Pharmaceutical Co., Ltd..........................  2,100   46,336
  #   Torikizoku Co., Ltd....................................  1,000   18,279
      Torishima Pump Manufacturing Co., Ltd..................  2,000   16,462
      Tosei Corp.............................................  4,200   38,391
      Toshiba Machine Co., Ltd...............................  3,200   60,600
      Toshiba Plant Systems & Services Corp..................  4,000   81,762
      Toshiba TEC Corp.......................................  1,600   47,729
      Tosho Co., Ltd.........................................  1,400   54,391
  #   Tosho Printing Co., Ltd................................  2,500   20,119
  #   Totech Corp............................................  1,200   33,411
      Totetsu Kogyo Co., Ltd.................................  1,700   41,958
      Tottori Bank, Ltd. (The)...............................    600    8,589
      Tow Co., Ltd...........................................  1,500   10,905
      Towa Bank, Ltd. (The)..................................  4,300   35,017
  #   Towa Corp..............................................  2,500   18,270
      Towa Pharmaceutical Co., Ltd...........................  1,000   76,870
      Toyo Construction Co., Ltd............................. 12,400   50,780
      Toyo Corp..............................................  3,000   23,775
      Toyo Denki Seizo K.K...................................  1,000   14,191
  #*  Toyo Engineering Corp..................................  3,400   27,405

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Toyo Ink SC Holdings Co., Ltd..........................  3,800 $ 88,180
      Toyo Kanetsu K.K.......................................  1,200   26,917
      Toyo Machinery & Metal Co., Ltd........................  2,600   14,249
      Toyo Securities Co., Ltd............................... 12,000   23,753
      Toyo Tanso Co., Ltd....................................  1,900   49,504
      Toyo Tire & Rubber Co., Ltd............................  4,200   70,062
      Toyobo Co., Ltd........................................  8,100  115,129
      TPR Co., Ltd...........................................  2,100   51,148
      Trancom Co., Ltd.......................................    500   28,629
      Transaction Co., Ltd...................................  2,400   18,232
      Tri Chemical Laboratories, Inc.........................    900   36,601
      Trusco Nakayama Corp...................................  4,000  100,927
      Trust Tech, Inc........................................  1,000   30,445
      TSI Holdings Co., Ltd..................................  8,425   57,446
      Tsubaki Nakashima Co., Ltd.............................  3,100   57,012
      Tsubakimoto Chain Co...................................  2,200   84,472
      Tsugami Corp...........................................  5,000   44,819
      Tsukishima Kikai Co., Ltd..............................  3,000   35,417
      Tsukuba Bank, Ltd......................................  5,500   12,318
      Tsukui Corp............................................  5,200   44,640
      Tsurumi Manufacturing Co., Ltd.........................  2,000   35,683
      Tsutsumi Jewelry Co., Ltd..............................    800   15,718
      TV Asahi Holdings Corp.................................  1,900   35,471
      Tv Tokyo Holdings Corp.................................  2,000   46,096
      UACJ Corp..............................................  3,203   69,829
      Uchida Yoko Co., Ltd...................................    800   19,500
  #   UKC Holdings Corp......................................  1,500   29,238
      Ulvac, Inc.............................................  3,900  127,013
      UMC Electronics Co., Ltd...............................    900   16,746
      Uniden Holdings Corp...................................  1,000   22,603
      Union Tool Co..........................................    900   31,000
      Unipres Corp...........................................  4,100   73,341
      United Arrows, Ltd.....................................  1,600   60,164
      United Super Markets Holdings, Inc.....................  6,300   69,050
  #   UNITED, Inc............................................  1,200   25,166
  *   Unitika, Ltd...........................................  5,400   27,544
      Unizo Holdings Co., Ltd................................  3,000   56,512
  *   U-Shin, Ltd............................................  2,000   13,487
      Ushio, Inc............................................. 11,500  138,753
  *   UT Group Co., Ltd......................................  2,300   69,374
  *   Uzabase, Inc...........................................  1,200   25,807
  #   V Technology Co., Ltd..................................    600   77,412
      Valor Holdings Co., Ltd................................  3,100   66,534
      Valqua, Ltd............................................  1,200   29,237
      ValueCommerce Co., Ltd.................................  1,500   21,199
      Vector, Inc............................................  3,300   56,483
  #*  VIA Holdings, Inc......................................  1,200    7,605
  *   Vision, Inc............................................    800   27,419
  #   Vital KSK Holdings, Inc................................  4,800   50,007
      Vitec Holdings Co., Ltd................................  1,300   25,211
      Voyage Group, Inc......................................  1,100   13,022
      VT Holdings Co., Ltd...................................  6,900   28,790
      Wacoal Holdings Corp...................................  4,400  121,312
      Wacom Co., Ltd......................................... 16,400   76,273
      Wakachiku Construction Co., Ltd........................  1,700   22,377
      Wakita & Co., Ltd......................................  4,500   48,499
      Warabeya Nichiyo Holdings Co., Ltd.....................  1,200   19,507
      Watahan & Co., Ltd.....................................  1,000   21,492
      WATAMI Co., Ltd........................................  3,300   37,795

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 JAPAN -- (Continued)
     WDB Holdings Co., Ltd..................................    600 $    16,749
     Weathernews, Inc.......................................    700      20,618
 #   Will Group, Inc........................................  1,500      12,831
     WIN-Partners Co., Ltd..................................  3,100      31,231
     Wood One Co., Ltd......................................    600       6,538
     World Holdings Co., Ltd................................  1,000      24,187
     Wowow, Inc.............................................    800      23,261
     W-Scope Corp...........................................  1,900      18,838
     Xebio Holdings Co., Ltd................................  3,200      44,353
     Yachiyo Industry Co., Ltd..............................  1,500      11,944
     Yahagi Construction Co., Ltd...........................  4,200      30,178
     Yakuodo Co., Ltd.......................................  1,000      30,915
     YAMABIKO Corp..........................................  5,360      57,592
 #   YAMADA Consulting Group Co., Ltd.......................    900      20,846
     Yamagata Bank, Ltd. (The)..............................  3,600      73,107
     Yamaichi Electronics Co., Ltd..........................  3,100      34,215
     YA-MAN, Ltd............................................  2,800      45,149
     Yamanashi Chuo Bank, Ltd. (The)........................  3,600      51,438
 #   Yamatane Corp..........................................  1,000      16,524
     Yamato Corp............................................  1,400       8,099
     Yamato Kogyo Co., Ltd..................................  4,000     105,415
     Yamazen Corp...........................................  5,400      59,103
     Yaoko Co., Ltd.........................................  1,000      54,693
     Yashima Denki Co., Ltd.................................  2,600      19,409
     Yasuda Logistics Corp..................................  2,000      15,385
     Yasunaga Corp..........................................    900      13,895
     Yellow Hat, Ltd........................................  1,800      44,259
     Yodogawa Steel Works, Ltd..............................  2,400      52,097
     Yokogawa Bridge Holdings Corp..........................  3,300      53,535
     Yokohama Reito Co., Ltd................................  5,400      42,828
 #   Yokowo Co., Ltd........................................  1,700      18,870
     Yomeishu Seizo Co., Ltd................................  1,000      21,137
     Yomiuri Land Co., Ltd..................................    500      18,953
     Yondenko Corp..........................................    420       9,557
     Yondoshi Holdings, Inc.................................  2,300      48,814
     Yorozu Corp............................................  3,300      46,525
     Yoshinoya Holdings Co., Ltd............................  4,100      67,390
     Yotai Refractories Co., Ltd............................  3,000      20,831
     Yuasa Trading Co., Ltd.................................  2,000      65,609
 #   Yume No Machi Souzou Iinkai Co., Ltd...................  1,600      33,422
     Yumeshin Holdings Co., Ltd.............................  3,800      32,480
     Yurtec Corp............................................  6,100      45,958
     Yushiro Chemical Industry Co., Ltd.....................  1,000      12,565
     Zenitaka Corp. (The)...................................    400      19,737
     Zenrin Co., Ltd........................................  2,700      67,181
 *   ZIGExN Co., Ltd........................................  5,200      32,122
 #   Zojirushi Corp.........................................  3,500      38,229
     Zuiko Corp.............................................    700      18,763
     Zuken, Inc.............................................  2,000      29,765
                                                                    -----------
 TOTAL JAPAN................................................         52,488,124
                                                                    -----------
 NETHERLANDS -- (2.3%)
     Aalberts Industries NV................................. 10,112     370,687
 #   Accell Group NV........................................  3,013      52,355
 #*  Altice Europe NV....................................... 39,540      94,067
     AMG Advanced Metallurgical Group NV....................  3,392     161,387
     Amsterdam Commodities NV...............................  1,816      38,023
     APERAM SA..............................................  6,207     211,956
 #   Arcadis NV.............................................  9,924     133,787

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 NETHERLANDS -- (Continued)
     ASM International NV...................................  5,440 $  233,531
     ASR Nederland NV.......................................  1,695     76,948
 *   Basic-Fit NV...........................................  2,756     79,350
 #   BE Semiconductor Industries NV.........................  9,082    194,155
 #   Beter Bed Holding NV...................................  1,921     10,487
     BinckBank NV........................................... 10,730     51,954
 #   Boskalis Westminster................................... 10,472    301,099
     Brunel International NV................................  2,547     31,501
     Corbion NV.............................................  5,189    157,561
     Flow Traders...........................................  3,591    114,528
     ForFarmers NV..........................................  4,719     53,146
 #*  Fugro NV............................................... 11,522    148,035
 *   Gemalto NV.............................................  3,010    171,675
 *   Gemalto NV.............................................  3,836    218,806
     GrandVision NV.........................................  2,895     73,005
 *   Heijmans NV............................................  3,864     41,619
     Hunter Douglas NV......................................    685     45,661
     IMCD NV................................................  3,791    257,077
     Intertrust NV..........................................  5,853     94,419
     KAS Bank NV............................................  1,902     13,774
     Kendrion NV............................................  2,099     63,480
     Koninklijke BAM Groep NV............................... 33,087    113,667
     Koninklijke Vopak NV...................................  5,423    245,245
 *   Lucas Bols NV..........................................    553      9,889
     Nederland Apparatenfabriek.............................    609     29,474
 *   OCI NV.................................................  7,880    223,893
     Ordina NV.............................................. 14,344     27,219
 #   PostNL NV.............................................. 51,909    153,361
     SBM Offshore NV........................................ 19,003    327,429
     SIF Holding NV.........................................    540      9,042
     Signify NV.............................................  4,802    118,295
 #   Sligro Food Group NV...................................  3,086    136,783
 *   Takeaway.com NV........................................  1,408     82,801
     TKH Group NV...........................................  3,619    182,802
 *   TomTom NV.............................................. 14,846    123,989
     Van Lanschot Kempen NV.................................  1,388     33,996
 #   Wessanen...............................................  8,503     89,035
                                                                    ----------
 TOTAL NETHERLANDS..........................................         5,400,993
                                                                    ----------
 NEW ZEALAND -- (0.7%)
     Air New Zealand, Ltd................................... 34,085     62,319
     Arvida Group, Ltd...................................... 15,354     13,024
     Briscoe Group, Ltd.....................................  9,711     21,180
     Chorus, Ltd............................................ 32,358    100,405
     Delegat Group, Ltd.....................................  2,022     12,477
     EBOS Group, Ltd........................................  5,450     74,286
     Freightways, Ltd....................................... 12,116     58,380
     Genesis Energy, Ltd.................................... 32,503     49,653
 #   Gentrack Group, Ltd....................................  4,745     20,897
     Hallenstein Glasson Holdings, Ltd......................  5,327     20,508
     Heartland Group Holdings, Ltd.......................... 30,948     29,644
     Infratil, Ltd.......................................... 46,774    104,564
 #   Investore Property, Ltd................................ 12,518     12,416
     Kathmandu Holdings, Ltd................................ 19,090     33,491
     Mainfreight, Ltd.......................................  5,140     95,408
     Metlifecare, Ltd....................................... 14,953     56,972
     New Zealand Refining Co., Ltd. (The)................... 22,065     33,938
     NZME, Ltd.............................................. 14,069      5,991
     NZX, Ltd............................................... 31,716     21,792

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NEW ZEALAND -- (Continued)
     PGG Wrightson, Ltd.....................................  10,577 $    4,009
 *   Pushpay Holdings, Ltd..................................   4,044      9,423
     Restaurant Brands New Zealand, Ltd.....................   9,345     52,384
     Sanford, Ltd...........................................   6,562     31,933
     Scales Corp., Ltd......................................  15,197     45,890
     Skellerup Holdings, Ltd................................  17,609     23,473
     SKY Network Television, Ltd............................  36,103     52,939
     SKYCITY Entertainment Group, Ltd.......................  57,334    143,587
     Steel & Tube Holdings, Ltd.............................   5,579      4,670
     Summerset Group Holdings, Ltd..........................  19,161     83,522
 *   Synlait Milk, Ltd......................................   4,894     27,855
     Tilt Renewables, Ltd...................................   4,827      7,228
     Tourism Holdings, Ltd..................................  12,251     40,041
 *   TOWER, Ltd.............................................  13,924      6,735
     Trade Me Group, Ltd....................................  32,478    102,962
     Trustpower, Ltd........................................   4,827     19,268
 #   Vector, Ltd............................................   3,219      7,157
     Vista Group International, Ltd.........................   9,208     22,566
     Warehouse Group, Ltd. (The)............................   5,475      7,518
     Z Energy, Ltd..........................................  13,332     53,172
                                                                     ----------
 TOTAL NEW ZEALAND..........................................          1,573,677
                                                                     ----------
 NORWAY -- (1.0%)
     ABG Sundal Collier Holding ASA.........................  48,103     28,808
     AF Gruppen ASA.........................................   2,699     40,807
 *   Akastor ASA............................................  20,811     40,568
 *   Aker Solutions ASA.....................................  16,214    106,686
     American Shipping Co. ASA..............................   5,693     23,655
 *   Archer, Ltd............................................  15,426     12,755
     Atea ASA...............................................   6,329     83,421
     Austevoll Seafood ASA..................................   9,102    146,279
 #*  Avance Gas Holding, Ltd................................   4,699     11,749
 #*  Axactor SE.............................................  19,390     50,751
 #   B2Holding ASA..........................................   6,334     10,668
     Bonheur ASA............................................   2,524     29,852
     Borregaard ASA.........................................  10,286     92,635
 #*  BW LPG, Ltd............................................  11,386     53,721
 *   BW Offshore, Ltd.......................................  14,898     95,357
     Data Respons ASA.......................................   2,166      6,509
     DNO ASA................................................  59,999    114,691
 *   DOF ASA................................................  11,184      8,246
     Europris ASA...........................................   2,670      7,105
 *   FLEX LNG, Ltd..........................................  18,682     32,777
 *   Frontline, Ltd.........................................  11,339     82,087
 #*  Funcom NV..............................................   4,499      9,552
     Grieg Seafood ASA......................................   4,607     67,165
     Hexagon Composites ASA.................................  13,175     39,291
 #   Hoegh LNG Holdings, Ltd................................   4,064     18,980
 *   Kongsberg Automotive ASA...............................  47,061     44,099
     Kongsberg Gruppen ASA..................................   2,866     47,058
 *   Kvaerner ASA...........................................  20,809     36,063
 *   Magnora ASA............................................   1,337      1,092
 #*  NEL ASA................................................ 100,863     51,592
 #*  Nordic Nanovector ASA..................................   5,457     35,968
 #*  Nordic Semiconductor ASA...............................  11,029     46,948
     Norway Royal Salmon ASA................................   1,421     41,808
 #*  Norwegian Air Shuttle ASA..............................   1,616     41,174
 *   Norwegian Finans Holding ASA...........................   8,729     77,964
     Norwegian Property ASA.................................  18,084     22,168

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NORWAY -- (Continued)
     Ocean Yield ASA........................................   5,542 $   42,034
 *   Odfjell Drilling, Ltd..................................   9,723     35,532
     Odfjell SE, Class A....................................   1,000      3,618
     Olav Thon Eiendomsselskap ASA..........................     640     11,103
 *   Otello Corp. ASA.......................................  10,082     16,924
 *   Panoro Energy ASA......................................   7,973     15,138
 *   Petroleum Geo-Services ASA.............................  33,331    103,595
 *   Prosafe SE.............................................   9,316     27,408
 #*  Protector Forsikring ASA...............................   4,456     20,568
 #*  REC Silicon ASA........................................ 260,071     18,560
     Sbanken ASA............................................   7,481     74,507
     Scatec Solar ASA.......................................  10,093     68,683
     Selvaag Bolig ASA......................................   5,226     23,391
 #*  Solstad Offshore ASA...................................  25,095      8,916
     Spectrum ASA...........................................   4,869     32,132
     Stolt-Nielsen, Ltd.....................................   2,682     36,013
     Treasure ASA...........................................   1,741      2,249
 #   Veidekke ASA...........................................  10,020    104,552
     Wilh Wilhelmsen Holding ASA, Class A...................   1,434     28,910
 #   XXL ASA................................................   5,889     30,302
                                                                     ----------
 TOTAL NORWAY...............................................          2,364,184
                                                                     ----------
 PORTUGAL -- (0.4%)
     Altri SGPS SA..........................................   7,954     69,707
 *   Banco Comercial Portugues SA........................... 915,426    246,237
 #   CTT-Correios de Portugal SA............................  16,912     64,861
 *   Mota-Engil SGPS SA.....................................  12,914     25,575
     Navigator Co. SA (The).................................  22,392    111,445
     NOS SGPS SA............................................  29,817    167,243
 #   REN - Redes Energeticas Nacionais SGPS SA..............  56,778    151,176
     Semapa-Sociedade de Investimento e Gestao..............   3,410     65,038
     Sonae SGPS SA.......................................... 125,561    125,455
                                                                     ----------
 TOTAL PORTUGAL.............................................          1,026,737
                                                                     ----------
 SINGAPORE -- (0.8%)
     Accordia Golf Trust....................................  65,600     23,445
     AEM Holdings, Ltd......................................  15,600      9,051
     Ascendas India Trust...................................  80,400     62,623
     Banyan Tree Holdings, Ltd..............................   7,000      2,529
     Best World International, Ltd..........................  21,400     27,911
     Boustead Projects, Ltd.................................   6,600      3,884
     Boustead Singapore, Ltd................................  22,000     12,413
 #   Bukit Sembawang Estates, Ltd...........................  22,400     86,492
     Bund Center Investment, Ltd............................  27,000     12,113
     China Aviation Oil Singapore Corp., Ltd................  27,800     27,705
     China Sunsine Chemical Holdings, Ltd...................   9,900      7,372
     Chip Eng Seng Corp., Ltd...............................  45,000     21,809
     Chuan Hup Holdings, Ltd................................  87,000     18,536
     CITIC Envirotech, Ltd..................................  93,100     26,948
 *   COSCO Shipping International Singapore Co., Ltd........  87,900     22,576
 *   Creative Technology, Ltd...............................   2,650     11,795
     CSE Global, Ltd........................................  40,000     13,016
 *   Del Monte Pacific, Ltd.................................  72,000      9,106
     Delfi, Ltd.............................................  20,200     18,639
 *   Ezion Holdings, Ltd.................................... 243,320      9,855
 #*  Ezra Holdings, Ltd..................................... 229,921      1,746
     Far East Orchard, Ltd..................................  11,239     10,235
     First Resources, Ltd...................................  38,800     44,245

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SINGAPORE -- (Continued)
 *   Fragrance Group, Ltd...................................  82,000 $    8,422
     Fraser and Neave, Ltd..................................   9,000     11,378
     GK Goh Holdings, Ltd...................................  17,813     12,114
     GL, Ltd................................................  53,000     27,982
     Golden Agri-Resources, Ltd............................. 405,200     74,707
     GuocoLand, Ltd.........................................  28,200     34,015
     Halcyon Agri Corp., Ltd................................  25,666      8,888
     Haw Par Corp., Ltd.....................................   9,100     84,475
 #*  Hi-P International, Ltd................................  23,000     12,662
     Ho Bee Land, Ltd.......................................  14,000     24,584
     Hong Fok Corp., Ltd....................................  54,120     25,981
 *   Hong Leong Asia, Ltd...................................  16,000      6,652
     Hong Leong Finance, Ltd................................  21,000     38,369
     Hotel Grand Central, Ltd...............................  43,574     41,786
     Hutchison Port Holdings Trust.......................... 193,500     47,599
     Hwa Hong Corp., Ltd....................................  59,000     12,793
 *   Hyflux, Ltd............................................  27,500        275
     Indofood Agri Resources, Ltd...........................  28,000      4,048
     Japfa, Ltd.............................................  29,200     14,033
     k1 Ventures, Ltd.......................................  24,000      1,698
     Keppel Infrastructure Trust............................ 199,374     66,260
     M1, Ltd................................................  30,000     45,696
     Mandarin Oriental International, Ltd...................  22,400     42,350
     Metro Holdings, Ltd....................................  49,200     38,062
 *   Midas Holdings, Ltd.................................... 114,000      5,926
 *   mm2 Asia, Ltd..........................................  48,000     12,656
     OUE, Ltd...............................................  23,000     23,280
     Oxley Holdings, Ltd....................................  75,240     16,361
     Perennial Real Estate Holdings, Ltd....................  20,600     10,343
 *   Raffles Education Corp., Ltd...........................  63,960      6,936
 #   Raffles Medical Group, Ltd.............................  64,363     48,879
     RHT Health Trust.......................................  54,900     29,327
     Riverstone Holdings, Ltd...............................  17,200     14,801
     SBS Transit, Ltd.......................................  15,800     29,554
     Sheng Siong Group, Ltd.................................  66,800     52,108
     SIA Engineering Co., Ltd...............................  18,900     38,609
     SIIC Environment Holdings, Ltd.........................  58,600     11,414
     Sinarmas Land, Ltd..................................... 108,000     19,963
     Singapore Post, Ltd.................................... 105,100     79,124
     Stamford Land Corp., Ltd...............................  21,000      7,441
     StarHub, Ltd...........................................  45,300     61,555
     Straits Trading Co., Ltd...............................   7,100     10,615
     Sunningdale Tech, Ltd..................................  15,000     15,000
 *   Swiber Holdings, Ltd...................................  17,249        254
     Tuan Sing Holdings, Ltd................................  44,628     11,139
     UMS Holdings, Ltd......................................  31,250     15,276
     United Engineers, Ltd..................................  34,000     64,601
     United Industrial Corp., Ltd...........................  16,800     33,983
     UOB-Kay Hian Holdings, Ltd.............................  33,669     29,885
     Valuetronics Holdings, Ltd.............................  29,800     13,593
     Wheelock Properties Singapore, Ltd.....................  33,900     51,395
     Wing Tai Holdings, Ltd.................................  45,470     63,373
     Yeo Hiap Seng, Ltd.....................................   2,482      1,766
 *   Yongnam Holdings, Ltd..................................  26,250      3,493
                                                                     ----------
 TOTAL SINGAPORE............................................          1,951,523
                                                                     ----------
 SPAIN -- (2.3%)
     Acciona SA.............................................   3,513    296,326
     Acerinox SA............................................  20,939    233,971

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SPAIN -- (Continued)
     Alantra Partners SA....................................   1,872 $   29,636
     Almirall SA............................................   8,067    146,158
 *   Amper SA...............................................  88,071     26,050
     Applus Services SA.....................................  11,486    156,152
     Atresmedia Corp. de Medios de Comunicacion SA..........  10,142     57,121
     Azkoyen SA.............................................   2,184     17,851
 *   Baron de Ley...........................................     283     34,289
     Bolsas y Mercados Espanoles SHMSF SA...................   7,416    219,373
     Cellnex Telecom SA.....................................  12,272    305,282
     Cia de Distribucion Integral Logista Holdings SA.......   4,801    115,913
     CIE Automotive SA......................................   4,978    131,750
     Construcciones y Auxiliar de Ferrocarriles SA..........   2,580     96,853
 #   Distribuidora Internacional de Alimentacion SA.........  47,002     35,442
 #*  Duro Felguera SA....................................... 257,105      3,466
     Ebro Foods SA..........................................   8,689    170,561
 *   eDreams ODIGEO SA......................................  10,043     40,897
     Elecnor SA.............................................   3,373     42,762
     Enagas SA..............................................  16,778    444,843
     Ence Energia y Celulosa SA.............................  21,492    180,529
     Ercros SA..............................................  14,943     67,916
     Euskaltel SA...........................................   7,388     61,853
     Faes Farma SA..........................................  30,028    126,269
     Fluidra SA.............................................   6,545     79,134
 *   Fomento de Construcciones y Contratas SA...............   4,055     53,966
 *   Global Dominion Access SA..............................  11,493     61,376
     Grupo Catalana Occidente SA............................   4,345    179,486
 *   Grupo Ezentis SA.......................................  30,572     23,116
     Iberpapel Gestion SA...................................     955     32,508
     Iberpapel Gestion SA...................................       9        325
 *   Indra Sistemas SA......................................  12,241    120,983
     Laboratorios Farmaceuticos Rovi SA.....................     558     10,311
 *   Liberbank SA........................................... 226,536    106,002
     Mediaset Espana Comunicacion SA........................  15,385    104,615
     Melia Hotels International SA..........................  11,447    117,632
     Miquel y Costas & Miquel SA............................   1,578     51,811
 #   Obrascon Huarte Lain SA................................  18,131     20,697
     Papeles y Cartones de Europa SA........................   6,442    121,905
     Parques Reunidos Servicios Centrales SAU...............     955     11,888
 *   Pharma Mar SA..........................................  20,076     24,509
 *   Promotora de Informaciones SA, Class A.................  24,385     44,278
     Prosegur Cia de Seguridad SA...........................  20,757    115,278
 *   Quabit Inmobiliaria SA.................................   9,552     18,355
 *   Realia Business SA.....................................  25,110     28,158
     Sacyr S.A..............................................  54,055    130,480
 *   Solaria Energia y Medio Ambiente SA....................   7,833     33,726
 *   Talgo SA...............................................   8,642     43,882
     Tecnicas Reunidas SA...................................   4,161    111,879
     Telepizza Group SA.....................................   1,749      9,076
 *   Tubacex SA.............................................  15,597     55,272
 *   Tubos Reunidos SA......................................   8,287      1,863
     Vidrala SA.............................................   1,637    135,943
     Viscofan SA............................................   4,036    241,418
 *   Vocento SA.............................................  10,365     14,540
     Zardoya Otis SA........................................  14,891    101,940
                                                                     ----------
 TOTAL SPAIN................................................          5,247,615
                                                                     ----------
 SWEDEN -- (3.2%)
 *   AcadeMedia AB..........................................   2,247     10,292
     Acando AB..............................................  10,746     37,809

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SWEDEN -- (Continued)
      AddLife AB.............................................  1,945 $ 44,593
      AddNode Group AB.......................................  2,731   33,430
      AddTech AB, Class B....................................  6,154  125,855
      AF AB, Class B.........................................  6,355  136,296
      Ahlsell AB............................................. 19,902  100,733
  #   Alimak Group AB........................................  3,431   48,295
      Arjo AB, Class B.......................................  6,065   20,607
      Atrium Ljungberg AB, Class B...........................  4,164   70,539
      Attendo AB............................................. 10,224   92,454
  #   Avanza Bank Holding AB.................................  2,637  141,011
      Beijer Alma AB.........................................  4,864   73,360
      Beijer Ref AB..........................................  7,206  113,803
      Bergman & Beving AB....................................  4,110   38,586
      Betsson AB............................................. 15,720  136,497
      Bilia AB, Class A...................................... 10,967  102,723
  #   BillerudKorsnas AB.....................................  3,842   45,510
      BioGaia AB, Class B....................................  2,505  101,415
      Biotage AB.............................................  7,801  102,226
      Bonava AB..............................................    691    7,694
      Bonava AB, Class B.....................................  7,350   83,016
      Bravida Holding AB..................................... 17,577  129,132
      Bufab AB...............................................  3,894   39,420
      Bulten AB..............................................  1,365   14,765
      Bure Equity AB.........................................  6,581   85,671
  #   Byggmax Group AB.......................................  4,912   20,030
      Catena AB..............................................  2,128   43,233
  #   Clas Ohlson AB, Class B................................  4,505   37,861
      Cloetta AB, Class B.................................... 30,030   90,517
  *   CLX Communications AB..................................  1,806   20,196
  *   Collector AB...........................................  3,491   20,392
      Com Hem Holding AB..................................... 11,303  176,344
      Concentric AB..........................................  5,416   72,679
      Coor Service Management Holding AB.....................  4,208   29,649
      Corem Property Group AB................................  8,684   10,391
      Dios Fastigheter AB.................................... 12,748   76,789
      Dometic Group AB....................................... 32,006  223,526
      Duni AB................................................  5,155   57,836
  #   Dustin Group AB........................................  6,704   53,774
      Eastnine AB............................................  1,559   14,631
      Elanders AB, Class B...................................  1,738   17,961
  #*  Eltel AB...............................................  2,122    4,607
  *   Enea AB................................................  2,398   27,893
      eWork Group AB.........................................  1,140   10,827
      Fabege AB..............................................  3,574   45,638
  #   Fagerhult AB...........................................  5,097   44,795
      FastPartner AB.........................................  4,631   27,834
      Fenix Outdoor International AG.........................    523   51,836
  #*  Fingerprint Cards AB, Class B.......................... 39,853   49,263
      Getinge AB, Class B....................................  7,921   77,700
      Granges AB.............................................  9,066   95,847
      Gunnebo AB.............................................  3,000    7,987
      Haldex AB..............................................  4,760   40,265
  *   Hembla AB..............................................  3,895   66,603
      Hemfosa Fastigheter AB................................. 17,268  213,334
      HIQ International AB...................................  3,829   21,520
      HMS Networks AB........................................  2,545   39,846
  #   Hoist Finance AB.......................................  7,538   60,450
      Humana AB..............................................  1,627    9,777
      Indutrade AB...........................................  4,262  102,303

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SWEDEN -- (Continued)
     Inwido AB..............................................  5,530 $   36,854
 #   ITAB Shop Concept AB, Class B..........................  1,515      2,975
     JM AB..................................................  7,815    148,240
     KappAhl AB.............................................  8,594     24,633
     Karo Pharma AB......................................... 21,597     87,200
     Kindred Group P.L.C.................................... 15,566    165,952
     Klovern AB, Class B.................................... 70,588     81,446
     KNOW IT AB.............................................  2,857     55,561
     Kungsleden AB.......................................... 22,112    154,566
     Lagercrantz Group AB, Class B..........................  7,011     68,968
     Lindab International AB................................ 10,019     70,003
     Loomis AB, Class B.....................................  6,973    215,603
 *   Medivir AB, Class B....................................  1,986      7,848
     Mekonomen AB...........................................  3,253     38,103
 #   Mekonomen AB...........................................  1,858     21,725
     Modern Times Group MTG AB, Class B.....................  1,048     38,686
     Momentum Group AB, Class B.............................  3,336     33,490
 #   Mycronic AB............................................  7,486     93,895
 #   NCC AB, Class B........................................  1,371     20,430
     Nederman Holding AB....................................  2,831     30,927
     NetEnt AB.............................................. 16,273     83,465
     New Wave Group AB, Class B.............................  6,935     42,159
     Nobia AB............................................... 13,945     88,704
     Nobina AB..............................................  8,984     59,947
     Nolato AB, Class B.....................................  2,054     94,578
     Nordic Waterproofing Holding A.S.......................  2,253     18,279
     NP3 Fastigheter AB.....................................  2,119     14,142
     OEM International AB, Class B..........................    540     12,369
     Opus Group AB.......................................... 18,472     11,291
 *   Orexo AB...............................................  1,744     11,849
     Oriflame Holding AG....................................  3,030     71,529
     Pandox AB..............................................  2,851     48,706
     Peab AB................................................ 17,007    149,705
     Platzer Fastigheter Holding AB, Class B................  5,331     34,422
     Pricer AB, Class B..................................... 16,074     17,921
     Proact IT Group AB.....................................    775     14,891
 #*  Qliro Group AB.........................................  9,126     12,042
 *   Radisson Hospitality AB................................  4,797     18,521
     Ratos AB, Class B...................................... 27,304     73,742
 *   RaySearch Laboratories AB..............................  2,968     37,406
 *   Recipharm AB, Class B..................................  5,957     88,149
     Resurs Holding AB......................................  8,241     54,592
     Sagax AB, Class B......................................  4,140     57,748
 *   SAS AB................................................. 34,193     77,207
     Scandi Standard AB.....................................  8,278     50,744
     Scandic Hotels Group AB................................  8,545     78,109
     Sectra AB, Class B.....................................  2,449     63,864
     SkiStar AB.............................................  2,397     62,468
     Sweco AB, Class B......................................  4,633    104,461
 #   Systemair AB...........................................  2,722     28,781
     Thule Group AB.........................................  8,681    171,889
     Troax Group AB.........................................    957     26,554
     VBG Group AB, Class B..................................  1,326     20,266
     Vitrolife AB...........................................  5,090     75,394
     Wallenstam AB, Class B................................. 10,011     90,198
     Wihlborgs Fastigheter AB............................... 15,885    179,217
                                                                    ----------
 TOTAL SWEDEN...............................................         7,442,280
                                                                    ----------

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  SWITZERLAND -- (4.7%)
      Allreal Holding AG.....................................  1,428 $219,058
  *   Alpiq Holding AG.......................................    246   20,758
      ALSO Holding AG........................................    604   68,455
  #   ams AG.................................................  4,010  156,219
      APG SGA SA.............................................    152   53,531
  *   Arbonia AG.............................................  6,387   80,122
  #*  Aryzta AG..............................................  6,879   64,160
      Ascom Holding AG.......................................  5,147   82,084
  #   Autoneum Holding AG....................................    308   59,531
      Bachem Holding AG, Class B.............................    119   13,915
      Banque Cantonale de Geneve.............................    255   49,241
      Banque Cantonale Vaudoise..............................    150  112,112
      Belimo Holding AG......................................     41  183,370
      Bell Food Group AG.....................................    220   68,986
      Bellevue Group AG......................................    711   15,458
      Berner Kantonalbank AG.................................    497  104,575
      BFW Liegenschaften AG..................................    329   14,335
      BKW AG.................................................  2,007  127,296
      Bobst Group SA.........................................    800   60,471
      Bossard Holding AG, Class A............................    618  100,761
      Bucher Industries AG...................................    662  182,573
      Burckhardt Compression Holding AG......................    364  120,618
  #   Burkhalter Holding AG..................................    185   14,449
      Calida Holding AG......................................    281    8,759
      Carlo Gavazzi Holding AG...............................     62   16,849
      Cembra Money Bank AG...................................  2,814  236,004
      Cham Group AG..........................................     79   33,621
      Cicor Technologies, Ltd................................    259   12,941
      Cie Financiere Tradition SA............................    140   14,733
      Coltene Holding AG.....................................    481   49,090
      Conzzeta AG............................................    132  118,035
      Daetwyler Holding AG...................................    726  110,219
      DKSH Holding AG........................................  2,718  183,248
  #   dormakaba Holding AG...................................    301  217,154
  *   Dottikon Es Holding AG.................................     12    6,108
  #   Dufry AG...............................................  3,195  360,012
      EFG International AG................................... 10,124   71,412
      Emmi AG................................................    225  163,539
      Energiedienst Holding AG...............................  1,000   29,282
  #*  Evolva Holding SA...................................... 41,705   10,762
      Feintool International Holding AG......................    183   17,147
      Flughafen Zurich AG....................................  1,642  324,513
      Forbo Holding AG.......................................    107  157,053
      GAM Holding AG......................................... 24,241  140,771
      Georg Fischer AG.......................................    385  358,183
      Gurit Holding AG.......................................     63   57,202
      Helvetia Holding AG....................................    758  464,294
      Hiag Immobilien Holding AG.............................    778   91,825
  #   HOCHDORF Holding AG....................................    130   19,825
      Huber & Suhner AG......................................  1,592  108,972
      Hypothekarbank Lenzburg AG.............................      3   13,343
      Implenia AG............................................  1,837  102,120
      Inficon Holding AG.....................................    202   96,882
      Interroll Holding AG...................................     80  148,005
      Intershop Holding AG...................................    164   80,586
      Jungfraubahn Holding AG................................    263   34,593
      Kardex AG..............................................    792  102,952
      Komax Holding AG.......................................    474  129,831
  #   Kudelski SA............................................  6,965   49,030

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 SWITZERLAND -- (Continued)
     LEM Holding SA.........................................     41 $    46,864
     Liechtensteinische Landesbank AG.......................  1,189      76,721
     Luzerner Kantonalbank AG...............................    348     174,499
 *   MCH Group AG...........................................    159       4,418
 #   Meier Tobler Group AG..................................    174       3,015
     Metall Zug AG..........................................     26      76,782
     Mobilezone Holding AG..................................  4,503      49,959
     Mobimo Holding AG......................................    697     155,210
 #*  Newron Pharmaceuticals SpA.............................  2,077      17,742
     OC Oerlikon Corp. AG................................... 20,446     243,332
 *   Orascom Development Holding AG.........................    935      13,735
     Orior AG...............................................    618      54,588
 #   Panalpina Welttransport Holding AG.....................  1,106     135,154
     Phoenix Mecano AG......................................     71      38,463
     Plazza AG, Class A.....................................     84      18,686
     PSP Swiss Property AG..................................  4,343     419,043
 #   Rieter Holding AG......................................    383      51,703
     Romande Energie Holding SA.............................     38      45,281
     Schaffner Holding AG...................................     70      18,754
 *   Schmolz + Bickenbach AG................................ 75,342      55,305
     Schweiter Technologies AG..............................    111     126,046
     SFS Group AG...........................................  1,523     149,399
     Siegfried Holding AG...................................    447     179,299
     St Galler Kantonalbank AG..............................    265     130,488
     Sulzer AG..............................................  1,891     189,806
     Sunrise Communications Group AG........................  3,501     308,164
     Swiss Prime Site AG....................................  4,978     403,932
     Swissquote Group Holding SA............................    990      51,470
     Tamedia AG.............................................    438      51,526
     Tecan Group AG.........................................    243      54,818
     Thurgauer Kantonalbank.................................    118      12,124
 #   u-blox Holding AG......................................    798      99,994
     Valiant Holding AG.....................................  1,944     219,514
     Valora Holding AG......................................    416     104,069
     VAT Group AG...........................................  2,433     244,133
     Vaudoise Assurances Holding SA.........................    144      72,362
     Vetropack Holding AG...................................     26      59,514
 *   Von Roll Holding AG....................................  1,435       1,748
     Vontobel Holding AG....................................  2,384     147,916
     VP Bank AG.............................................    263      42,326
     VZ Holding AG..........................................    266      75,353
     Walliser Kantonalbank..................................    485      54,405
     Warteck Invest AG......................................     14      26,565
 #   Ypsomed Holding AG.....................................    468      62,817
     Zehnder Group AG.......................................  1,401      56,053
 #   Zug Estates Holding AG, Class B........................     26      44,007
     Zuger Kantonalbank AG..................................     13      75,115
                                                                    -----------
 TOTAL SWITZERLAND..........................................         10,853,190
                                                                    -----------
 UNITED KINGDOM -- (16.2%)
     4imprint Group P.L.C...................................  4,059      93,750
     888 Holdings P.L.C..................................... 11,036      26,103
     A.G. Barr P.L.C........................................  9,131      89,143
     AA P.L.C............................................... 61,811      79,000
 *   Acacia Mining P.L.C.................................... 12,404      24,259
     Aggreko P.L.C.......................................... 19,936     218,488
     Anglo Pacific Group P.L.C.............................. 21,303      35,439
     Anglo-Eastern Plantations P.L.C........................  1,293       9,521
     Arrow Global Group P.L.C............................... 12,003      29,307

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  UNITED KINGDOM -- (Continued)
      Ashmore Group P.L.C....................................  25,314 $113,768
      Auto Trader Group P.L.C................................  83,825  438,016
      AVEVA Group P.L.C......................................   5,226  174,810
      Avon Rubber P.L.C......................................   5,069   77,593
      B&M European Value Retail SA...........................  57,919  308,202
      Babcock International Group P.L.C......................  20,257  157,968
      Balfour Beatty P.L.C...................................  94,049  315,958
      Bank of Georgia Group P.L.C............................   3,318   66,212
      BBA Aviation P.L.C..................................... 114,972  352,579
      Beazley P.L.C..........................................  55,793  374,614
      Bellway P.L.C..........................................  15,374  563,882
      Berkeley Group Holdings P.L.C. (The)...................   2,144   95,822
      Biffa P.L.C............................................   1,535    4,601
      Bloomsbury Publishing P.L.C............................   3,174    7,806
      Bodycote P.L.C.........................................  20,427  207,440
      Bovis Homes Group P.L.C................................  22,821  282,067
      Brewin Dolphin Holdings P.L.C..........................  49,468  207,852
      Britvic P.L.C..........................................  21,358  215,623
  *   BTG P.L.C..............................................  65,461  461,129
  *   Cairn Energy P.L.C.....................................  63,876  160,408
      Capital & Counties Properties P.L.C....................  60,745  193,816
  *   Carclo P.L.C...........................................   5,442    5,580
      Card Factory P.L.C.....................................  25,559   60,189
      CareTech Holdings P.L.C................................   2,527   12,784
      Carr's Group P.L.C.....................................   4,336    8,293
      Castings P.L.C.........................................   4,744   23,410
      Centamin P.L.C.........................................  92,292  117,201
      Charles Taylor P.L.C...................................   7,274   22,154
      Chemring Group P.L.C...................................  26,505   61,782
      Chesnara P.L.C.........................................  11,741   51,577
      Cineworld Group P.L.C..................................  86,730  326,038
  *   Circassia Pharmaceuticals P.L.C........................  12,752    9,135
      City of London Investment Group P.L.C..................   1,712    8,250
      Clarkson P.L.C.........................................   5,308  161,207
      Close Brothers Group P.L.C.............................  22,867  429,492
      CLS Holdings P.L.C.....................................  15,670   43,466
      CMC Markets P.L.C......................................  10,400   15,597
  *   Cobham P.L.C........................................... 191,030  262,217
      Communisis P.L.C.......................................   4,956    4,501
      Computacenter P.L.C....................................   7,015   98,445
      Connect Group P.L.C....................................  19,192    8,357
      Consort Medical P.L.C..................................   6,140   87,384
      ConvaTec Group P.L.C...................................  64,411  133,136
      Costain Group P.L.C....................................   8,236   39,481
      Countryside Properties P.L.C...........................  24,216   92,562
  *   Countrywide P.L.C......................................  13,538    1,811
      Cranswick P.L.C........................................  10,456  386,031
      Crest Nicholson Holdings P.L.C.........................  21,280   92,577
      CYBG P.L.C.............................................  38,964  133,874
      Daejan Holdings P.L.C..................................   1,099   82,404
      Daily Mail & General Trust P.L.C., Class A.............  29,106  259,861
  #   Dairy Crest Group P.L.C................................  19,852  121,132
      Dart Group P.L.C.......................................   1,792   19,440
      De La Rue P.L.C........................................   9,274   56,881
      Debenhams P.L.C........................................ 107,504   12,253
      Devro P.L.C............................................  27,112   56,875
      DFS Furniture P.L.C....................................   5,206   13,844
  *   Dialight P.L.C.........................................   1,573    7,815
      Dignity P.L.C..........................................   5,679   72,317

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  UNITED KINGDOM -- (Continued)
      Diploma P.L.C..........................................  22,578 $378,609
      DiscoverIE Group P.L.C.................................   6,013   27,391
      Diversified Gas & Oil P.L.C............................   8,773   13,109
      Dixons Carphone P.L.C..................................  63,357  136,979
      Domino's Pizza Group P.L.C.............................  43,968  159,068
      Drax Group P.L.C.......................................  46,987  240,678
      Dunelm Group P.L.C.....................................   9,198   70,094
  *   EI Group P.L.C.........................................  57,955  123,091
      Electrocomponents P.L.C................................  87,192  690,338
      Elementis P.L.C........................................ 104,516  273,073
      EMIS Group P.L.C.......................................     859    9,923
  *   EnQuest P.L.C.......................................... 139,312   48,309
      Entertainment One, Ltd.................................  29,040  151,798
      Equiniti Group P.L.C...................................  12,004   33,021
      Essentra P.L.C.........................................  24,782  120,798
      esure Group P.L.C......................................  19,941   70,945
      Euromoney Institutional Investor P.L.C.................   5,121   82,986
      Evraz P.L.C............................................   3,458   23,959
      FDM Group Holdings P.L.C...............................   5,608   61,473
      Ferrexpo P.L.C.........................................  28,284   75,296
      Fevertree Drinks P.L.C.................................     479   17,005
  *   Findel P.L.C...........................................   5,420   17,340
  *   Firstgroup P.L.C....................................... 206,075  224,050
      * Flybe Group P.L.C....................................   9,733    1,271
      Forterra P.L.C.........................................   6,878   19,408
      Foxtons Group P.L.C....................................  12,557    7,480
      Fuller Smith & Turner P.L.C., Class A..................   3,070   37,559
  *   Future P.L.C...........................................   1,569    8,710
      G4S P.L.C..............................................  21,664   59,454
      Galliford Try P.L.C....................................  11,383  126,831
      Games Workshop Group P.L.C.............................   5,605  220,163
      Gamma Communications P.L.C.............................   1,279   13,052
  *   Gem Diamonds, Ltd......................................  14,716   19,573
  *   Genel Energy P.L.C.....................................   4,469   12,377
      Genus P.L.C............................................   2,282   64,473
  *   Georgia Capital P.L.C..................................   3,318   49,582
      Go-Ahead Group P.L.C. (The)............................   5,682  111,709
      Gocompare.Com Group P.L.C..............................  37,856   40,169
      Grafton Group P.L.C....................................  22,234  205,398
      Grainger P.L.C.........................................  38,356  132,513
      Greencore Group P.L.C.................................. 129,062  312,363
      Greene King P.L.C......................................  36,046  221,841
      Greggs P.L.C...........................................  10,069  149,316
  *   Gulf Keystone Petroleum, Ltd...........................  14,280   40,548
  *   Gulf Marine Services P.L.C.............................  28,057   14,751
      GVC CVR................................................  65,974    9,133
      Gym Group P.L.C. (The).................................  13,715   51,823
      Halfords Group P.L.C...................................  24,148   94,917
      Hastings Group Holdings P.L.C..........................   9,310   22,003
      Hays P.L.C............................................. 237,827  498,041
      Headlam Group P.L.C....................................  13,204   76,002
      Helical P.L.C..........................................  12,533   49,638
      Henry Boot P.L.C.......................................   9,016   30,457
      Hikma Pharmaceuticals P.L.C............................   9,958  241,531
      Hill & Smith Holdings P.L.C............................  14,024  177,317
      Hilton Food Group P.L.C................................   5,673   66,835
      Hiscox, Ltd............................................  25,898  537,969
      Hochschild Mining P.L.C................................  22,160   44,609
      Hollywood Bowl Group P.L.C.............................   4,151   10,714

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  UNITED KINGDOM -- (Continued)
      HomeServe P.L.C........................................  25,801 $313,207
      Howden Joinery Group P.L.C............................. 126,825  759,390
  *   Hunting P.L.C..........................................  21,648  185,748
      Huntsworth P.L.C.......................................  34,607   49,301
  *   Hurricane Energy P.L.C.................................  61,503   36,082
      Ibstock P.L.C..........................................  26,834   76,933
      IG Group Holdings P.L.C................................  37,790  291,744
      IMI P.L.C..............................................  22,986  291,427
      Inchcape P.L.C.........................................  46,283  319,662
  *   Indivior P.L.C.........................................  64,365  154,908
      Inmarsat P.L.C.........................................  28,640  166,554
      Intermediate Capital Group P.L.C.......................  23,092  280,468
      International Personal Finance P.L.C...................  19,163   43,673
  *   Interserve P.L.C.......................................  22,564   13,941
  *   IP Group P.L.C.........................................  51,478   70,291
      ITE Group P.L.C........................................ 132,217   96,066
      IWG P.L.C..............................................  58,548  171,821
  #   J D Wetherspoon P.L.C..................................  11,298  178,342
      James Fisher & Sons P.L.C..............................   6,723  145,512
      Jardine Lloyd Thompson Group P.L.C.....................  24,129  581,434
      JD Sports Fashion P.L.C................................  31,776  165,610
      John Laing Group P.L.C.................................   5,188   20,644
      John Menzies P.L.C.....................................  11,780   78,350
      John Wood Group P.L.C..................................  49,047  447,029
  #*  JPJ Group P.L.C........................................   5,007   39,345
      Jupiter Fund Management P.L.C..........................  35,693  153,623
      Just Group P.L.C.......................................  54,377   61,632
      Kainos Group P.L.C.....................................   1,037    5,216
      KAZ Minerals P.L.C.....................................  20,078  132,569
      KCOM Group P.L.C.......................................  72,540   85,439
      Keller Group P.L.C.....................................  11,870   98,172
      Kier Group P.L.C.......................................  12,544  140,409
      Kin and Carta P.L.C....................................  23,381   28,452
  *   Lamprell P.L.C.........................................  23,029   18,549
      Lancashire Holdings, Ltd...............................  21,232  160,064
  *   Lonmin P.L.C...........................................  19,216   11,920
      Lookers P.L.C..........................................  40,298   49,235
      Low & Bonar P.L.C......................................  40,806   16,237
      LSL Property Services P.L.C............................   7,883   25,182
      Macfarlane Group P.L.C.................................   6,000    6,794
      Majestic Wine P.L.C....................................   3,918   19,573
      Man Group P.L.C........................................ 181,459  360,034
  *   Management Consulting Group P.L.C......................  75,166    1,826
      Marshalls P.L.C........................................  15,859   87,279
      Marston's P.L.C........................................  65,670   83,286
      McBride P.L.C..........................................  21,981   35,540
      McColl's Retail Group P.L.C............................     626    1,021
      Mears Group P.L.C......................................  13,368   60,636
      Meggitt P.L.C..........................................  70,649  477,983
      Merlin Entertainments P.L.C............................  60,347  249,221
  *   Metro Bank P.L.C.......................................   1,363   38,679
      Millennium & Copthorne Hotels P.L.C....................  20,194  122,331
      Mitchells & Butlers P.L.C..............................  25,912   85,913
      Mitie Group P.L.C......................................  54,572  101,372
      MJ Gleeson P.L.C.......................................   2,893   25,828
      Moneysupermarket.com Group P.L.C.......................  46,530  174,415
      Morgan Advanced Materials P.L.C........................  53,188  187,271
      Morgan Sindall Group P.L.C.............................   6,967  105,592
  *   Mothercare P.L.C.......................................  27,456    6,842

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  UNITED KINGDOM -- (Continued)
      N Brown Group P.L.C....................................  13,947 $ 24,251
      National Express Group P.L.C...........................  61,618  314,848
      NCC Group P.L.C........................................  13,259   33,211
      New World Resources P.L.C., Class A....................   1,390        1
      NEX Group P.L.C........................................  28,759  417,077
      Non-Standard Finance P.L.C.............................  13,741   11,622
      Norcros P.L.C..........................................   4,503   12,361
      Northgate P.L.C........................................  15,578   75,027
  *   Nostrum Oil & Gas P.L.C................................   1,582    4,155
  #*  Ocado Group P.L.C......................................  39,191  427,758
      On the Beach Group P.L.C...............................   5,433   29,724
      OneSavings Bank P.L.C..................................  18,046   85,961
  *   Ophir Energy P.L.C.....................................  80,346   42,322
      Oxford Instruments P.L.C...............................   6,836   82,001
      Pagegroup P.L.C........................................  41,564  266,424
      Paragon Banking Group P.L.C............................  27,828  151,231
      PayPoint P.L.C.........................................   6,653   67,162
      Pendragon P.L.C........................................ 128,518   44,206
      Pennon Group P.L.C.....................................  40,410  384,968
  *   Petra Diamonds, Ltd.................................... 139,574   69,931
      Petrofac, Ltd..........................................  18,876  138,805
  *   Petropavlovsk P.L.C.................................... 187,340   15,843
      Pets at Home Group P.L.C...............................  33,160   46,567
      Phoenix Group Holdings.................................  47,449  364,700
      Photo-Me International P.L.C...........................  40,883   57,806
      Playtech P.L.C.........................................  20,489  125,287
      Polypipe Group P.L.C...................................  19,151   90,646
      Porvair P.L.C..........................................   3,538   20,149
  *   Premier Foods P.L.C.................................... 101,428   49,377
  *   Premier Oil P.L.C......................................  79,907  109,621
  *   Provident Financial P.L.C..............................   4,968   32,385
  *   PureTech Health P.L.C..................................   5,026   10,914
      PZ Cussons P.L.C.......................................  28,826   80,439
      QinetiQ Group P.L.C....................................  63,787  225,942
      Quilter P.L.C..........................................  87,971  130,160
      Rank Group P.L.C.......................................  17,299   35,355
      Rathbone Brothers P.L.C................................   6,280  184,756
  *   Raven Property Group, Ltd..............................  12,683    7,311
      Reach P.L.C............................................  48,158   41,585
      Redrow P.L.C...........................................  29,904  201,912
      Renewi P.L.C........................................... 118,857   77,907
      Renishaw P.L.C.........................................   4,364  234,502
  *   Renold P.L.C...........................................  15,469    6,085
      Restaurant Group P.L.C. (The)..........................  21,002   64,507
  #   Rhi Magnesita NV.......................................   2,563  128,188
      Ricardo P.L.C..........................................  10,119   91,915
      Rightmove P.L.C........................................  58,079  335,265
      RM P.L.C...............................................   5,224   13,171
      Robert Walters P.L.C...................................   5,532   41,256
      Rotork P.L.C...........................................  91,334  349,729
      RPC Group P.L.C........................................  51,871  505,594
      RPS Group P.L.C........................................  23,564   47,140
      S&U P.L.C..............................................     354    9,340
      Saga P.L.C.............................................  69,441  105,737
      Savills P.L.C..........................................  14,289  132,247
      SDL P.L.C..............................................  12,706   74,405
      Senior P.L.C...........................................  73,323  255,382
      Severfield P.L.C.......................................  28,520   25,397
      Severn Trent P.L.C.....................................   8,473  201,355

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
UNITED KINGDOM -- (Continued)
    SIG P.L.C.............................................. 103,940 $    148,865
*   Sirius Minerals P.L.C..................................  42,353       12,447
    Soco International P.L.C...............................  20,801       22,304
    Softcat P.L.C..........................................   9,500       78,363
    Spectris P.L.C.........................................  15,613      427,167
    Speedy Hire P.L.C......................................  25,705       18,467
    Spire Healthcare Group P.L.C...........................   9,430       14,152
    Spirent Communications P.L.C........................... 118,754      179,321
    Sportech P.L.C.........................................  13,686        9,517
*   Sports Direct International P.L.C......................  21,667       90,315
    SSP Group P.L.C........................................  35,656      304,001
    St. Modwen Properties P.L.C............................  30,976      147,868
    Stagecoach Group P.L.C.................................  35,849       70,092
    SThree P.L.C...........................................  13,227       51,752
    Stobart Group, Ltd.....................................  28,502       77,313
    Stock Spirits Group P.L.C..............................   8,910       22,701
    STV Group P.L.C........................................   2,950       14,220
    Superdry P.L.C.........................................   4,673       48,214
    Synthomer P.L.C........................................  56,542      320,725
    T Clarke P.L.C.........................................   3,989        4,052
    TalkTalk Telecom Group P.L.C...........................  58,397       89,305
    Tarsus Group P.L.C.....................................   4,955       17,695
    Tate & Lyle P.L.C......................................  97,546      838,708
    Ted Baker P.L.C........................................   5,115      119,730
    Telecom Plus P.L.C.....................................   7,750      120,934
    Thomas Cook Group P.L.C................................ 133,576       76,830
    Topps Tiles P.L.C......................................  10,400        8,335
    TP ICAP P.L.C..........................................  53,147      196,896
    Travis Perkins P.L.C...................................  22,650      319,902
    Trifast P.L.C..........................................  13,605       33,493
    TT Electronics P.L.C...................................  17,540       47,867
*   Tullow Oil P.L.C....................................... 256,027      734,558
    Tyman P.L.C............................................   5,033       17,801
    U & I Group P.L.C......................................  21,649       63,359
    UDG Healthcare P.L.C...................................   7,329       59,109
    Ultra Electronics Holdings P.L.C.......................  14,611      268,575
    Urban & Civic P.L.C....................................   2,548        9,617
*   Vectura Group P.L.C....................................  58,304       52,965
    Vesuvius P.L.C.........................................  23,643      164,037
    Victrex P.L.C..........................................  18,028      609,819
    Vitec Group P.L.C. (The)...............................   2,694       42,334
*   Volex P.L.C............................................   1,534        1,523
    Volution Group P.L.C...................................   7,829       17,321
    Vp P.L.C...............................................   1,257       16,176
    Weir Group P.L.C. (The)................................     122        2,469
    WH Smith P.L.C.........................................  11,422      283,921
    William Hill P.L.C.....................................  96,812      260,249
    Wilmington PL.C........................................   6,879       14,989
    Wincanton P.L.C........................................  15,401       40,787
*   Wizz Air Holdings P.L.C................................     622       20,401
    Xaar P.L.C.............................................  10,372       19,313
    XP Power, Ltd..........................................   1,056       34,302
                                                                    ------------
TOTAL UNITED KINGDOM.......................................           37,687,108
                                                                    ------------
TOTAL COMMON STOCKS........................................          216,115,757
                                                                    ------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
    Biotest AG.............................................   1,565       41,505

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                               Shares     Value>>
                                                              --------- ------------
GERMANY -- (Continued)
      Draegerwerk AG & Co. KGaA..............................     1,074 $     57,654
      Fuchs Petrolub SE......................................       607       28,098
      Jungheinrich AG........................................     4,576      151,611
      Sartorius AG...........................................       749      108,338
      Sixt SE................................................     1,700      116,827
      STO SE & Co. KGaA......................................       272       28,109
      Villeroy & Boch AG.....................................     1,074       17,497
                                                                        ------------
TOTAL GERMANY................................................                549,639
                                                                        ------------
UNITED KINGDOM -- (0.0%)
      Mcbride P.L.C..........................................   615,468          786
                                                                        ------------
TOTAL PREFERRED STOCKS.......................................                550,425
                                                                        ------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
#*    Intercell AG Rights 05/16/13...........................     2,073            0
                                                                        ------------
CANADA -- (0.0%)
*     Tervita Corp. Warrants 07/19/20........................       156           35
                                                                        ------------
NORWAY -- (0.0%)
*     Magnora ASA Rights 11/09/18............................     1,030          654
                                                                        ------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23.................    61,932            0
                                                                        ------------
SPAIN -- (0.0%)
*     Vidrala SA Rights 11/12/18.............................     1,637        6,582
                                                                        ------------
SWEDEN -- (0.0%)
*     Dustin Group AB Rights 11/07/18........................     6,704        1,051
                                                                        ------------
TOTAL RIGHTS/WARRANTS........................................                  8,322
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            216,674,504
                                                                        ------------

                                                                          Value+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (7.0%)
@(S)  DFA Short Term Investment Fund......................... 1,402,343   16,225,109
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $237,068,139)..........................................           $232,899,613
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                           Investments in Securities (Market Value)
                          -------------------------------------------
                            Level 1     Level 2   Level 3    Total
                          ----------- ----------- ------- -----------
           Common Stocks
           Australia.....          -- $14,562,677   --    $14,562,677
           Austria.......          --   2,589,142   --      2,589,142
           Belgium....... $   196,833   3,265,327   --      3,462,160
           Canada........  19,696,097          80   --     19,696,177
           Denmark.......          --   4,625,625   --      4,625,625
           Finland.......          --   5,409,759   --      5,409,759
           France........          --   9,246,054   --      9,246,054

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                           Investments in Securities (Market Value)
                                         ---------------------------------------------
                                           Level 1     Level 2    Level 3    Total
                                         ----------- ------------ ------- ------------
   Germany..............................          -- $ 13,684,923   --    $ 13,684,923
   Hong Kong............................ $     1,515    5,920,907   --       5,922,422
   Ireland..............................          --      597,210   --         597,210
   Israel...............................      52,398    2,256,717   --       2,309,115
   Italy................................          --    7,975,062   --       7,975,062
   Japan................................     243,466   52,244,658   --      52,488,124
   Netherlands..........................     218,806    5,182,187   --       5,400,993
   New Zealand..........................      29,644    1,544,033   --       1,573,677
   Norway...............................          --    2,364,184   --       2,364,184
   Portugal.............................          --    1,026,737   --       1,026,737
   Singapore............................          --    1,951,523   --       1,951,523
   Spain................................          --    5,247,615   --       5,247,615
   Sweden...............................      21,725    7,420,555   --       7,442,280
   Switzerland..........................          --   10,853,190   --      10,853,190
   United Kingdom.......................          --   37,687,108   --      37,687,108
Preferred Stocks
   Germany..............................          --      549,639   --         549,639
   United Kingdom.......................          --          786   --             786
Rights/Warrants
   Canada...............................          --           35   --              35
   Norway...............................          --          654   --             654
   Spain................................          --        6,582   --           6,582
   Sweden...............................          --        1,051   --           1,051
Securities Lending Collateral...........          --   16,225,109   --      16,225,109
                                         ----------- ------------   --    ------------
TOTAL................................... $20,460,484 $212,439,129   --    $232,899,613
                                         =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                             Shares      Value+
                                                            --------- ------------
COMMON STOCKS -- (95.9%)
COMMUNICATION SERVICES -- (7.1%)
    CBS Corp., Class A.....................................       700 $     40,306
    CBS Corp., Class B.....................................   162,278    9,306,643
*   Facebook, Inc., Class A................................   237,498   36,049,821
    Interpublic Group of Cos., Inc. (The)..................   169,089    3,916,101
#*  Live Nation Entertainment, Inc.........................    40,375    2,111,613
#   Omnicom Group, Inc.....................................   162,578   12,082,797
    Verizon Communications, Inc............................ 1,395,948   79,694,671
*   Zayo Group Holdings, Inc...............................    86,196    2,575,537
                                                                      ------------
TOTAL COMMUNICATION SERVICES                                           145,777,489
                                                                      ------------
CONSUMER DISCRETIONARY -- (16.8%)
*   Amazon.com, Inc........................................    45,507   72,720,641
    Aptiv P.L.C............................................    62,810    4,823,808
    Best Buy Co., Inc......................................   202,920   14,236,867
*   Booking Holdings, Inc..................................     7,069   13,251,406
*   Bright Horizons Family Solutions, Inc..................     1,338      153,750
*   Burlington Stores, Inc.................................    24,191    4,148,515
#*  CarMax, Inc............................................    15,310    1,039,702
#   Carter's, Inc..........................................    15,796    1,516,100
*   Chipotle Mexican Grill, Inc............................     1,821      838,261
    Darden Restaurants, Inc................................    49,578    5,282,536
#   Dunkin' Brands Group, Inc..............................     8,433      611,898
*   eBay, Inc..............................................    95,492    2,772,133
*   frontdoor, Inc.........................................    29,425    1,001,921
*   Garrett Motion, Inc....................................    10,845      164,519
#   Hanesbrands, Inc.......................................   183,373    3,146,681
#   Hasbro, Inc............................................    53,117    4,871,360
    Hilton Worldwide Holdings, Inc.........................    46,233    3,290,403
    Home Depot, Inc. (The).................................   318,963   56,099,212
    Las Vegas Sands Corp...................................    88,290    4,505,439
#   Leggett & Platt, Inc...................................    46,052    1,672,148
    Lowe's Cos., Inc.......................................   197,163   18,773,861
*   Lululemon Athletica, Inc...............................    16,356    2,301,780
    Marriott International, Inc., Class A..................    59,484    6,953,085
    McDonald's Corp........................................    15,927    2,817,486
*   Michael Kors Holdings, Ltd.............................    52,577    2,913,291
    NIKE, Inc., Class B....................................   193,130   14,492,475
#   Nordstrom, Inc.........................................    85,428    5,618,599
*   NVR, Inc...............................................     1,490    3,336,155
*   O'Reilly Automotive, Inc...............................    32,528   10,433,356
#   Polaris Industries, Inc................................    26,916    2,394,986
    Pool Corp..............................................    16,700    2,434,025
    Ross Stores, Inc.......................................    67,351    6,667,749
    Service Corp. International............................    77,715    3,222,841
*   ServiceMaster Global Holdings, Inc.....................    58,850    2,523,488
    Six Flags Entertainment Corp...........................     1,644       88,546
    Starbucks Corp.........................................   322,068   18,766,902
    TJX Cos., Inc. (The)...................................   140,358   15,422,537
    Tractor Supply Co......................................    61,121    5,616,409
*   Ulta Salon Cosmetics & Fragrance, Inc..................    32,015    8,788,758
    Vail Resorts, Inc......................................     4,839    1,216,137
    VF Corp................................................    44,167    3,660,561
    Wyndham Destinations, Inc..............................    47,661    1,710,077
    Wynn Resorts, Ltd......................................    50,587    5,089,052

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Yum! Brands, Inc.......................................  12,200 $  1,103,002
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          342,492,458
                                                                    ------------
CONSUMER STAPLES -- (9.1%)
    Altria Group, Inc...................................... 611,611   39,779,179
    Brown-Forman Corp., Class A............................  15,971      740,575
    Brown-Forman Corp., Class B............................ 105,514    4,889,519
#   Campbell Soup Co....................................... 184,859    6,915,575
#   Church & Dwight Co., Inc...............................  76,735    4,555,757
#   Clorox Co. (The).......................................  57,182    8,488,668
    Coca-Cola Co. (The).................................... 369,603   17,696,592
    Costco Wholesale Corp..................................  93,106   21,286,825
    Estee Lauder Cos., Inc. (The), Class A.................  20,997    2,885,828
    General Mills, Inc..................................... 104,412    4,573,245
#*  Herbalife Nutrition, Ltd...............................  68,088    3,626,367
    Hershey Co. (The)......................................  64,000    6,857,600
    Kellogg Co.............................................  62,888    4,117,906
    Keurig Dr Pepper, Inc..................................  95,618    2,486,068
    Kimberly-Clark Corp....................................  67,976    7,089,897
*   Monster Beverage Corp..................................   6,853      362,181
    PepsiCo, Inc........................................... 377,953   42,474,358
    Sysco Corp.............................................  92,369    6,588,681
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................          185,414,821
                                                                    ------------
ENERGY -- (0.0%)
#*  Continental Resources, Inc.............................   2,710      142,763
    Core Laboratories NV...................................   3,616      308,228
                                                                    ------------
TOTAL ENERGY...............................................              450,991
                                                                    ------------
FINANCIALS -- (3.0%)
    American Express Co....................................  98,177   10,085,723
    Aon P.L.C..............................................  32,875    5,134,418
*   Credit Acceptance Corp.................................   3,718    1,577,994
    Eaton Vance Corp.......................................  35,202    1,585,850
    Erie Indemnity Co., Class A............................   8,653    1,122,208
#   FactSet Research Systems, Inc..........................  14,855    3,323,955
    Interactive Brokers Group, Inc., Class A...............  29,997    1,482,152
    Lazard, Ltd., Class A..................................  40,060    1,591,984
    LPL Financial Holdings, Inc............................  43,359    2,670,914
    MarketAxess Holdings, Inc..............................   7,981    1,673,376
    Marsh & McLennan Cos., Inc.............................  96,020    8,137,695
    Moody's Corp...........................................  25,192    3,664,932
    MSCI, Inc..............................................  40,997    6,165,129
    S&P Global, Inc........................................  53,669    9,784,932
    SEI Investments Co.....................................  23,421    1,251,852
    T Rowe Price Group, Inc................................  24,428    2,369,272
                                                                    ------------
TOTAL FINANCIALS...........................................           61,622,386
                                                                    ------------
HEALTHCARE -- (14.6%)
    AbbVie, Inc............................................ 397,183   30,920,697
*   Align Technology, Inc..................................   3,902      863,122
    AmerisourceBergen Corp.................................  47,297    4,162,136
    Amgen, Inc............................................. 234,284   45,167,612
*   Biogen, Inc............................................  42,742   13,005,108
    Bristol-Myers Squibb Co................................ 173,329    8,760,048
*   Catalent, Inc..........................................  25,359    1,022,982
*   Celgene Corp........................................... 153,887   11,018,309

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
HEALTHCARE -- (Continued)
*   Charles River Laboratories International, Inc..........   1,550 $    188,821
*   Edwards Lifesciences Corp..............................  28,618    4,224,017
    Eli Lilly & Co......................................... 134,150   14,547,226
    Encompass Health Corp..................................  34,371    2,313,168
*   Exelixis, Inc..........................................  48,196      668,479
    Gilead Sciences, Inc................................... 250,702   17,092,862
*   IDEXX Laboratories, Inc................................  30,716    6,515,478
    Johnson & Johnson...................................... 497,997   69,714,600
*   Mettler-Toledo International, Inc......................  11,185    6,116,182
*   Regeneron Pharmaceuticals, Inc.........................   7,864    2,667,783
    Stryker Corp...........................................  20,694    3,356,981
    UnitedHealth Group, Inc................................ 172,635   45,118,157
*   Varian Medical Systems, Inc............................   8,548    1,020,375
*   Waters Corp............................................   3,456      655,569
    Zoetis, Inc............................................  97,142    8,757,351
                                                                    ------------
TOTAL HEALTHCARE...........................................          297,877,063
                                                                    ------------
INDUSTRIALS -- (16.9%)
    3M Co.................................................. 151,943   28,908,675
#   Allegion P.L.C.........................................  34,897    2,991,720
    Allison Transmission Holdings, Inc.....................  75,770    3,339,942
#   American Airlines Group, Inc........................... 243,965    8,558,292
    AO Smith Corp..........................................  35,388    1,611,216
    Boeing Co. (The)....................................... 141,193   50,103,748
    BWX Technologies, Inc..................................  26,120    1,526,975
    Caterpillar, Inc....................................... 141,566   17,174,787
    CH Robinson Worldwide, Inc.............................  74,267    6,611,991
#   Cintas Corp............................................  43,534    7,917,529
*   Copart, Inc............................................  69,303    3,389,610
    Deere & Co.............................................  55,296    7,489,290
#   Donaldson Co., Inc.....................................  39,208    2,010,586
    Emerson Electric Co.................................... 109,897    7,459,808
    Expeditors International of Washington, Inc............  49,897    3,352,081
#   Fastenal Co............................................ 122,537    6,299,627
    General Dynamics Corp..................................  39,564    6,827,955
    Graco, Inc.............................................  26,482    1,075,964
    Harris Corp............................................  50,535    7,515,060
*   HD Supply Holdings, Inc................................  52,387    1,968,180
#   HEICO Corp.............................................  12,500    1,047,875
    HEICO Corp., Class A...................................  17,922    1,194,681
    Honeywell International, Inc........................... 108,452   15,706,019
    Hubbell, Inc...........................................   6,680      679,356
    Huntington Ingalls Industries, Inc.....................  22,157    4,840,861
    Illinois Tool Works, Inc...............................  61,099    7,794,399
    JB Hunt Transport Services, Inc........................  58,126    6,429,317
    KAR Auction Services, Inc..............................  35,354    2,013,057
#   Lennox International, Inc..............................  15,817    3,335,647
    Lincoln Electric Holdings, Inc.........................  18,914    1,530,332
    Lockheed Martin Corp...................................  59,978   17,624,535
    Masco Corp............................................. 101,751    3,052,530
    Nordson Corp...........................................  16,965    2,081,097
    Northrop Grumman Corp..................................  30,714    8,045,532
    Old Dominion Freight Line, Inc.........................  11,318    1,476,094
    Raytheon Co............................................  37,281    6,525,666
*   Resideo Technologies, Inc..............................  18,075      380,486
    Robert Half International, Inc.........................  47,308    2,863,553
    Rockwell Automation, Inc...............................  42,879    7,063,458
    Rockwell Collins, Inc..................................  24,140    3,090,403
#   Rollins, Inc...........................................  38,736    2,293,171

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
    Spirit AeroSystems Holdings, Inc., Class A.............  35,433 $  2,976,726
#   Toro Co. (The).........................................  31,222    1,758,735
#   TransUnion.............................................  28,265    1,858,424
    Union Pacific Corp..................................... 125,887   18,407,197
    United Parcel Service, Inc., Class B................... 165,019   17,581,124
*   United Rentals, Inc....................................   1,734      208,201
*   Verisk Analytics, Inc..................................  38,743    4,642,961
*   WABCO Holdings, Inc....................................  17,367    1,866,084
    Waste Management, Inc.................................. 117,141   10,480,605
#   WW Grainger, Inc.......................................  31,052    8,817,836
                                                                    ------------
TOTAL INDUSTRIALS..........................................          343,798,998
                                                                    ------------
INFORMATION TECHNOLOGY -- (25.5%)
    Accenture P.L.C., Class A.............................. 160,903   25,361,531
#*  Advanced Micro Devices, Inc............................ 218,888    3,985,950
    Alliance Data Systems Corp.............................  35,549    7,329,493
    Amphenol Corp., Class A................................  46,782    4,186,989
    Apple, Inc............................................. 393,549   86,132,134
    Applied Materials, Inc................................. 267,546    8,796,912
    Automatic Data Processing, Inc.........................  97,320   14,021,866
    Booz Allen Hamilton Holding Corp.......................  52,858    2,618,585
    Broadridge Financial Solutions, Inc....................  48,820    5,709,011
*   Cadence Design Systems, Inc............................  63,588    2,834,117
    CDK Global, Inc........................................  54,686    3,130,227
    CDW Corp...............................................  96,150    8,654,461
    Citrix Systems, Inc....................................  61,695    6,321,887
*   F5 Networks, Inc.......................................  23,323    4,088,055
*   Fair Isaac Corp........................................   2,315      446,124
*   First Data Corp., Class A.............................. 164,008    3,073,510
*   Fiserv, Inc............................................  96,074    7,618,668
*   FleetCor Technologies, Inc.............................   8,820    1,764,265
    International Business Machines Corp................... 333,334   38,476,744
    Intuit, Inc............................................  52,080   10,988,880
    Jack Henry & Associates, Inc...........................  22,260    3,335,216
    KLA-Tencor Corp........................................  69,013    6,317,450
    Mastercard, Inc., Class A.............................. 252,712   49,953,581
    Maxim Integrated Products, Inc.........................  55,215    2,761,854
    Microsoft Corp......................................... 790,943   84,480,622
    NetApp, Inc............................................ 105,444    8,276,299
    NVIDIA Corp............................................  97,530   20,562,250
    Oracle Corp............................................ 115,310    5,631,740
    Paychex, Inc...........................................  62,724    4,107,795
#*  Paycom Software, Inc...................................  13,764    1,723,253
*   Red Hat, Inc...........................................  13,431    2,305,297
    Sabre Corp............................................. 119,882    2,955,091
#   Seagate Technology P.L.C............................... 182,925    7,359,073
    Skyworks Solutions, Inc................................  43,035    3,733,717
    Texas Instruments, Inc................................. 296,813   27,553,151
    Total System Services, Inc.............................  56,267    5,128,737
#   Ubiquiti Networks, Inc.................................  12,800    1,191,552
#   Visa, Inc., Class A.................................... 183,035   25,231,375
#   Western Union Co. (The)................................ 223,401    4,030,154
    Xilinx, Inc............................................  37,682    3,216,912
*   Zebra Technologies Corp., Class A......................  22,471    3,736,927
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY...............................          519,131,455
                                                                    ------------
MATERIALS -- (2.9%)
    Avery Dennison Corp....................................  45,525    4,130,028

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                               Shares       Value+
                                                              --------- --------------
MATERIALS -- (Continued)
*     Axalta Coating Systems, Ltd............................    67,727 $    1,671,502
*     Berry Global Group, Inc................................    63,348      2,763,240
      Celanese Corp..........................................    27,982      2,712,575
      Chemours Co. (The).....................................    89,255      2,946,307
#*    Crown Holdings, Inc....................................    48,968      2,070,857
      Ecolab, Inc............................................    28,738      4,401,225
#     International Flavors & Fragrances, Inc................    13,628      1,971,426
#     Linde P.L.C............................................    55,360      9,160,419
      LyondellBasell Industries NV, Class A..................    53,975      4,818,348
#     NewMarket Corp.........................................     3,727      1,438,473
      Packaging Corp. of America.............................    44,296      4,066,816
#     PPG Industries, Inc....................................    53,907      5,665,087
#     RPM International, Inc.................................    27,048      1,654,526
#     Sealed Air Corp........................................    72,492      2,345,841
      Sherwin-Williams Co. (The).............................    15,249      6,000,024
      Southern Copper Corp...................................    16,394        628,546
      WR Grace & Co..........................................    18,777      1,216,562
                                                                        --------------
TOTAL MATERIALS..............................................               59,661,802
                                                                        --------------
TOTAL COMMON STOCKS..........................................            1,956,227,463
                                                                        --------------

                                                                            Value
                                                                        --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money
      Market Fund 2.090%..................................... 3,629,160      3,629,160
                                                                        --------------
SECURITIES LENDING COLLATERAL -- (3.9%)
@(S)  DFA Short Term Investment Fund......................... 6,826,550     78,983,178
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,584,353,383)..........           $2,038,839,801
                                                                        ==============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     Investments in Securities (Market Value)
                                 -------------------------------------------------
                                    Level 1       Level 2   Level 3     Total
                                 -------------- ----------- ------- --------------
Common Stocks
   Communication Services....... $  145,777,489          --   --    $  145,777,489
   Consumer Discretionary.......    342,492,458          --   --       342,492,458
   Consumer Staples.............    185,414,821          --   --       185,414,821
   Energy.......................        450,991          --   --           450,991
   Financials...................     61,622,386          --   --        61,622,386
   Healthcare...................    297,877,063          --   --       297,877,063
   Industrials..................    343,798,998          --   --       343,798,998
   Information Technology.......    519,131,455          --   --       519,131,455
   Materials....................     59,661,802          --   --        59,661,802
Temporary Cash Investments......      3,629,160          --   --         3,629,160
Securities Lending Collateral...             -- $78,983,178   --        78,983,178
                                 -------------- -----------   --    --------------
TOTAL........................... $1,959,856,623 $78,983,178   --    $2,038,839,801
                                 ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value+
                                                            ------- -----------
COMMON STOCKS -- (84.1%)
COMMUNICATION SERVICES -- (3.9%)
#*  AMC Networks, Inc., Class A............................  34,682 $ 2,031,672
#*  Boingo Wireless, Inc...................................  40,010   1,253,513
    Cable One, Inc.........................................   3,782   3,387,689
#*  Central European Media Enterprises, Ltd., Class A......  31,277     105,716
#   Cinemark Holdings, Inc.................................  47,833   1,988,418
#   Cogent Communications Holdings, Inc....................   7,753     403,001
    IDT Corp., Class B.....................................  26,129     183,948
*   IMAX Corp..............................................  50,213     972,124
    John Wiley & Sons, Inc., Class A.......................  30,420   1,649,981
*   Liberty TripAdvisor Holdings, Inc., Class A............  64,087     924,134
    Marcus Corp. (The).....................................   4,279     166,967
#*  McClatchy Co. (The), Class A...........................   2,700      20,748
#   New York Times Co. (The), Class A...................... 109,217   2,883,329
#*  QuinStreet, Inc........................................  38,688     615,139
*   Rosetta Stone, Inc.....................................  16,736     347,941
#   Shenandoah Telecommunications Co.......................  46,373   1,763,101
#*  TechTarget, Inc........................................  25,753     523,301
    TEGNA, Inc.............................................  57,670     665,512
#*  Travelzoo..............................................  10,307      79,055
#*  Vonage Holdings Corp................................... 170,655   2,262,885
    World Wrestling Entertainment, Inc., Class A...........  29,521   2,142,929
*   XO Group, Inc..........................................  21,152     732,071
#*  Yelp, Inc..............................................  52,354   2,241,798
                                                                    -----------
TOTAL COMMUNICATION SERVICES...............................          27,344,972
                                                                    -----------
CONSUMER DISCRETIONARY -- (15.8%)
    American Eagle Outfitters, Inc......................... 100,147   2,309,390
*   Asbury Automotive Group, Inc...........................  17,239   1,122,259
#*  At Home Group, Inc.....................................  39,608   1,082,883
#*  Belmond, Ltd., Class A.................................  70,269   1,203,005
#   Big Lots, Inc..........................................  31,161   1,293,805
    BJ's Restaurants, Inc..................................  19,137   1,170,802
    Bloomin' Brands, Inc...................................  84,186   1,679,511
*   Boot Barn Holdings, Inc................................  17,124     422,620
#   Callaway Golf Co.......................................  70,352   1,505,533
#   Camping World Holdings, Inc., Class A..................  11,326     194,241
*   Career Education Corp..................................  63,218     909,075
*   Carrols Restaurant Group, Inc..........................  30,455     400,788
*   Cavco Industries, Inc..................................   8,870   1,779,411
#   Cheesecake Factory, Inc. (The).........................  25,084   1,212,561
#   Children's Place, Inc. (The)...........................  17,021   2,542,937
#   Churchill Downs, Inc...................................   7,277   1,816,412
*   Chuy's Holdings, Inc...................................   4,162     101,428
#   Collectors Universe, Inc...............................   8,566     123,350
*   Cooper-Standard Holdings, Inc..........................  11,131   1,031,287
#   Core-Mark Holding Co., Inc.............................  29,450   1,131,174
#   Cracker Barrel Old Country Store, Inc..................  16,305   2,587,277
*   Crocs, Inc.............................................  63,482   1,303,920
    Dana, Inc..............................................  75,321   1,172,748
#   Dave & Buster's Entertainment, Inc.....................  34,648   2,063,288
*   Deckers Outdoor Corp...................................  19,962   2,538,568
    Delphi Technologies P.L.C..............................  53,848   1,154,501
*   Denny's Corp...........................................     885      15,355
#   Dine Brands Global, Inc................................  12,931   1,047,928
#*  Dorman Products, Inc...................................  20,206   1,596,476

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
     DSW, Inc., Class A.....................................  10,893 $  289,209
 #*  Duluth Holdings, Inc., Class B.........................  16,116    495,245
 #   Educational Development Corp...........................   2,000     24,500
 #*  Eldorado Resorts, Inc..................................  46,527  1,698,235
     Extended Stay America, Inc............................. 117,746  1,916,905
 *   Fiesta Restaurant Group, Inc...........................  22,267    574,711
 #*  Five Below, Inc........................................  13,558  1,543,172
 #*  Floor & Decor Holdings, Inc., Class A..................  36,451    932,417
 *   Fox Factory Holding Corp...............................  34,239  1,839,661
 #*  GCI Liberty, Inc., Class A.............................  14,576    689,882
 *   Gentherm, Inc..........................................  23,803  1,038,763
 #*  Groupon, Inc........................................... 405,093  1,324,654
 *   Habit Restaurants, Inc. (The), Class A.................   1,954     24,816
     Hamilton Beach Brands Holding Co., Class A.............   4,900    113,778
 *   Helen of Troy, Ltd.....................................  16,004  1,986,416
 *   Hilton Grand Vacations, Inc............................  53,821  1,446,170
 #*  Installed Building Products, Inc.......................  29,390    895,219
 #*  iRobot Corp............................................  19,687  1,735,803
     Jack in the Box, Inc...................................   9,642    761,043
     Johnson Outdoors, Inc., Class A........................   6,563    494,259
     La-Z-Boy, Inc..........................................  25,257    702,145
 #   LCI Industries.........................................  16,366  1,134,982
 #*  Lindblad Expeditions Holdings, Inc.....................  35,078    473,904
 *   Malibu Boats, Inc., Class A............................  17,492    703,178
     Marine Products Corp...................................  19,533    397,887
     Marriott Vacations Worldwide Corp......................  14,604  1,292,308
 *   MCBC Holdings, Inc.....................................  17,343    514,740
 #   Monro, Inc.............................................  27,457  2,042,801
 #*  Murphy USA, Inc........................................  19,472  1,570,027
     Nathan's Famous, Inc...................................     430     32,203
 #*  National Vision Holdings, Inc..........................  46,039  1,907,396
 *   Nautilus, Inc..........................................     700      8,561
 #*  New York & Co., Inc....................................  26,553    105,150
 *   Noodles & Co...........................................   3,878     36,570
 #   Nutrisystem, Inc.......................................  26,478    941,558
 *   Ollie's Bargain Outlet Holdings, Inc...................  30,203  2,805,859
     Oxford Industries, Inc.................................  14,802  1,317,082
 #   Papa John's International, Inc.........................  21,140  1,152,976
 #   PetMed Express, Inc....................................  16,552    462,463
 *   Planet Fitness, Inc., Class A..........................  16,290    799,676
 #*  Potbelly Corp..........................................  18,092    211,315
     Red Rock Resorts, Inc., Class A........................  46,369  1,072,979
     Ruth's Hospitality Group, Inc..........................  28,302    765,003
 *   SeaWorld Entertainment, Inc............................  57,620  1,505,034
 #*  Shake Shack, Inc., Class A.............................  18,926  1,000,996
 #*  Shutterfly, Inc........................................  25,445  1,272,250
     Shutterstock, Inc......................................  29,511  1,206,410
 #   skyline Champion Corp..................................  34,930    832,382
 #*  Sleep Number Corp......................................  35,744  1,300,009
     Sonic Corp.............................................  23,595  1,021,192
 #*  Sotheby's..............................................  33,490  1,406,580
 #*  Sportsman's Warehouse Holdings, Inc....................  28,414    142,922
 #*  Stamps.com, Inc........................................  13,378  2,704,630
     Steven Madden, Ltd.....................................  53,196  1,663,439
 *   Stoneridge, Inc........................................  24,061    611,390
     Strategic Education, Inc...............................  18,354  2,309,300
     Sturm Ruger & Co., Inc.................................   3,472    206,202
 #   Tailored Brands, Inc...................................  45,259    950,892
 #*  Tempur Sealy International, Inc........................  38,024  1,757,089

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Tenneco, Inc., Class A.................................  39,136 $  1,347,452
#   Texas Roadhouse, Inc...................................  42,904    2,593,976
#   Tile Shop Holdings, Inc................................  10,620       69,030
    Tilly's, Inc., Class A.................................   6,892      122,264
    Tower International, Inc...............................     443       13,153
    Tupperware Brands Corp.................................  35,905    1,260,265
#*  Urban Outfitters, Inc..................................  38,602    1,523,235
*   Visteon Corp...........................................  21,328    1,685,765
    Wendy's Co. (The)...................................... 171,167    2,950,919
#   Williams-Sonoma, Inc...................................   3,570      211,987
    Winmark Corp...........................................   1,577      242,369
    Wolverine World Wide, Inc..............................  63,634    2,238,008
*   ZAGG, Inc..............................................  26,459      320,418
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY...............................          111,257,712
                                                                    ------------
CONSUMER STAPLES -- (5.5%)
#*  Boston Beer Co., Inc. (The), Class A...................   6,710    2,061,916
#   Calavo Growers, Inc....................................  16,140    1,565,580
#   Casey's General Stores, Inc............................  19,176    2,418,285
#*  Central Garden & Pet Co................................  10,073      327,171
*   Central Garden & Pet Co., Class A......................  31,101      922,145
#*  Chefs' Warehouse, Inc. (The)...........................  22,488      756,272
#   Coca-Cola Bottling Co. Consolidated....................   5,267      909,242
*   Craft Brew Alliance, Inc...............................  13,187      241,850
    Energizer Holdings, Inc................................  42,016    2,469,280
#   Flowers Foods, Inc..................................... 116,931    2,257,938
#   Inter Parfums, Inc.....................................  27,260    1,608,067
    J&J Snack Foods Corp...................................  10,138    1,583,150
    John B. Sanfilippo & Son, Inc..........................   7,212      454,789
    Lancaster Colony Corp..................................  18,245    3,126,828
    Limoneira Co...........................................   4,045       99,709
    Medifast, Inc..........................................  10,946    2,317,049
#   MGP Ingredients, Inc...................................  16,893    1,202,275
#*  National Beverage Corp.................................   2,260      208,937
    Nu Skin Enterprises, Inc., Class A.....................  40,138    2,818,490
*   Performance Food Group Co..............................  61,499    1,803,151
#   PriceSmart, Inc........................................  16,401    1,150,530
#*  Primo Water Corp.......................................  30,830      513,936
    Rocky Mountain Chocolate Factory, Inc..................   2,500       20,725
#*  Sprouts Farmers Market, Inc............................  88,641    2,383,557
#   Tootsie Roll Industries, Inc...........................   5,212      164,543
#   Turning Point Brands, Inc..............................  14,622      600,964
    United-Guardian, Inc...................................   2,424       41,790
#*  USANA Health Sciences, Inc.............................  19,354    2,264,805
#   Vector Group, Ltd......................................  24,904      336,702
#   WD-40 Co...............................................  12,289    2,053,246
                                                                    ------------
TOTAL CONSUMER STAPLES.....................................           38,682,922
                                                                    ------------
ENERGY -- (2.4%)
*   Abraxas Petroleum Corp................................. 124,451      228,990
*   Apergy Corp............................................  46,071    1,796,308
#   Arch Coal, Inc., Class A...............................  16,275    1,560,772
*   Carrizo Oil & Gas, Inc.................................  79,931    1,455,544
    Core Laboratories NV...................................   2,743      233,813
#*  Covia Holdings Corp....................................   3,709       21,438
    CVR Energy, Inc........................................  19,234      827,062
#*  Denbury Resources, Inc................................. 302,214    1,042,638
    Evolution Petroleum Corp...............................  27,422      282,447

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
ENERGY -- (Continued)
*   ION Geophysical Corp...................................  10,894 $   128,658
#*  Jagged Peak Energy, Inc................................  18,364     226,244
#*  Keane Group, Inc.......................................  87,481   1,099,636
#*  Kosmos Energy, Ltd..................................... 255,803   1,660,161
#*  Matador Resources Co...................................  73,119   2,108,752
    Panhandle Oil and Gas, Inc., Class A...................   9,614     171,033
#*  Penn Virginia Corp.....................................  13,764     946,688
#*  ProPetro Holding Corp..................................  68,019   1,200,535
*   RigNet, Inc............................................     645      11,030
#   RPC, Inc...............................................  67,793   1,008,760
#*  Solaris Oilfield Infrastructure, Inc., Class A.........  15,934     210,329
*   Talos Energy, Inc......................................   6,428     167,514
#*  TETRA Technologies, Inc................................ 106,761     317,080
*   VAALCO Energy, Inc.....................................  10,473      20,737
#*  Weatherford International P.L.C........................ 216,256     291,946
                                                                    -----------
TOTAL ENERGY...............................................          17,018,115
                                                                    -----------
FINANCIALS -- (6.3%)
    Ameris Bancorp.........................................  11,471     491,991
    AMERISAFE, Inc.........................................  12,874     837,969
    Artisan Partners Asset Management, Inc., Class A.......  35,160     963,736
#*  Axos Financial, Inc....................................  38,703   1,175,023
#   Bank of Hawaii Corp....................................  27,282   2,140,000
    Bank of NT Butterfield & Son, Ltd. (The)...............  37,314   1,503,381
    BOK Financial Corp.....................................   5,675     486,518
    BrightSphere Investment Group P.L.C....................  99,097   1,129,706
#   Cohen & Steers, Inc....................................  42,525   1,632,535
    Crawford & Co., Class A................................   5,478      49,521
    Crawford & Co., Class B................................  13,730     126,453
    Diamond Hill Investment Group, Inc.....................   3,048     524,805
#*  Donnelley Financial Solutions, Inc.....................  29,063     451,930
*   Elevate Credit, Inc....................................  11,127      47,401
*   Enova International, Inc...............................  34,050     805,282
#   Evercore, Inc., Class A................................  29,655   2,422,517
    Farmers & Merchants Bancorp, Inc.......................     387      15,732
#   Federated Investors, Inc., Class B.....................  71,251   1,757,762
#   First Financial Bankshares, Inc........................  43,523   2,567,422
    FirstCash, Inc.........................................  16,200   1,302,480
#   Glacier Bancorp, Inc...................................  37,538   1,591,611
*   Green Dot Corp., Class A...............................  27,369   2,072,928
#   Hamilton Lane, Inc., Class A...........................  16,124     618,839
#*  Health Insurance Innovations, Inc., Class A............     747      36,528
    Hingham Institution for Savings........................      68      13,845
    Houlihan Lokey, Inc....................................  21,077     867,951
    Interactive Brokers Group, Inc., Class A...............   8,342     412,178
    Kinsale Capital Group, Inc.............................  17,674   1,055,315
    Lakeland Financial Corp................................  20,833     896,444
#*  LendingTree, Inc.......................................   7,132   1,438,453
    Moelis & Co., Class A..................................  30,025   1,211,809
    Morningstar, Inc.......................................  11,416   1,424,717
    Pennymac Financial Services,Inc........................  23,299     465,747
    People's Utah Bancorp..................................   1,457      48,824
#   Preferred Bank.........................................  13,935     716,398
    Primerica, Inc.........................................  26,071   2,861,032
    Pzena Investment Management, Inc., Class A.............  14,278     143,637
#   RLI Corp...............................................  27,728   2,049,931
#   ServisFirst Bancshares, Inc............................  36,285   1,305,534
    Silvercrest Asset Management Group, Inc., Class A......   5,400      77,652
    Stock Yards Bancorp, Inc...............................  13,882     440,198

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
FINANCIALS -- (Continued)
    Universal Insurance Holdings, Inc......................  23,087 $   969,192
#   Virtu Financial, Inc., Class A.........................  35,529     842,748
    Washington Trust Bancorp, Inc..........................   4,335     222,602
#   Westamerica Bancorporation.............................  14,182     825,534
    Westwood Holdings Group, Inc...........................   7,571     320,632
#   WisdomTree Investments, Inc............................ 137,933   1,071,739
                                                                    -----------
TOTAL FINANCIALS...........................................          44,434,182
                                                                    -----------
HEALTHCARE -- (9.6%)
#*  Accuray, Inc...........................................  69,148     310,475
*   Addus HomeCare Corp....................................   9,695     635,022
*   Amedisys, Inc..........................................  26,239   2,886,290
#*  AMN Healthcare Services, Inc...........................  39,555   2,002,274
#*  ANI Pharmaceuticals, Inc...............................   9,723     471,857
    Atrion Corp............................................   1,695   1,156,295
*   BioSpecifics Technologies Corp.........................   5,544     339,681
*   BioTelemetry, Inc......................................  26,598   1,545,344
#*  Cambrex Corp...........................................  27,761   1,479,384
#   Cantel Medical Corp....................................  25,876   2,048,085
#*  Capital Senior Living Corp.............................  24,250     218,250
#*  Champions Oncology, Inc................................     825      10,213
    Chemed Corp............................................   3,830   1,165,584
#*  ChemoCentryx, Inc......................................  33,221     359,451
*   Civitas Solutions, Inc.................................  24,426     353,200
    CONMED Corp............................................  26,539   1,789,525
#*  Corcept Therapeutics, Inc..............................  97,131   1,141,289
*   CorVel Corp............................................  16,378     949,269
*   CryoLife, Inc..........................................  21,916     678,958
*   Cutera, Inc............................................   6,772     137,472
#*  Eagle Pharmaceuticals, Inc.............................  13,585     668,925
*   Emergent BioSolutions, Inc.............................  29,902   1,829,703
#*  Enanta Pharmaceuticals, Inc............................  14,936   1,152,462
    Ensign Group, Inc. (The)...............................  44,747   1,657,429
*   Haemonetics Corp.......................................  23,170   2,420,570
*   Halozyme Therapeutics, Inc.............................  81,603   1,267,295
    HealthStream, Inc......................................  25,588     673,220
#*  Heska Corp.............................................   6,218     623,168
*   HMS Holdings Corp......................................  71,218   2,052,503
#*  Horizon Pharma P.L.C...................................  48,026     874,553
#*  IntriCon Corp..........................................   5,016     210,070
#*  iRadimed Corp..........................................   1,300      32,448
*   Lantheus Holdings, Inc.................................  33,547     468,652
#   LeMaitre Vascular, Inc.................................  17,777     474,646
#*  LHC Group, Inc.........................................     398      36,389
#   Luminex Corp...........................................  33,704     969,664
*   Medpace Holdings, Inc..................................  21,899   1,140,938
    Meridian Bioscience, Inc...............................  36,515     591,908
#*  Merit Medical Systems, Inc.............................  35,217   2,011,595
#*  Myriad Genetics, Inc...................................  42,311   1,905,264
    National Research Corp., Class A.......................  20,581     783,107
*   Natus Medical, Inc.....................................  12,100     361,548
*   NeoGenomics, Inc.......................................  58,566   1,079,957
*   NextGen Healthcare, Inc................................  53,141     784,893
#*  NuVasive, Inc..........................................  30,525   1,714,589
#*  Omnicell, Inc..........................................  35,241   2,491,539
*   OraSure Technologies, Inc..............................  52,272     726,581
*   Orthofix Medical, Inc..................................  16,104     979,445
    Phibro Animal Health Corp., Class A....................  18,177     780,157
*   Providence Service Corp. (The).........................  11,333     748,998

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
HEALTHCARE -- (Continued)
    Psychemedics Corp......................................   5,287 $    92,522
*   Quidel Corp............................................  27,128   1,745,958
*   R1 RCM, Inc............................................  71,316     604,047
*   RadNet, Inc............................................  42,589     630,317
#*  REGENXBIO, Inc.........................................  20,505   1,367,068
#*  Repligen Corp..........................................  20,897   1,133,035
*   Select Medical Holdings Corp...........................  79,051   1,310,666
    Simulations Plus, Inc..................................  14,330     289,609
#*  Supernus Pharmaceuticals, Inc..........................  40,410   1,921,900
*   Surmodics, Inc.........................................   9,362     593,832
#*  Tenet Healthcare Corp..................................  55,972   1,440,160
#*  Tivity Health, Inc.....................................  39,176   1,348,046
#   US Physical Therapy, Inc...............................  11,256   1,210,245
    Utah Medical Products, Inc.............................   3,164     275,838
*   Varex Imaging Corp.....................................  26,464     687,005
#*  Wright Medical Group NV................................  48,247   1,301,704
#*  XOMA Corp..............................................   2,741      33,742
                                                                    -----------
TOTAL HEALTHCARE...........................................          67,175,828
                                                                    -----------
INDUSTRIALS -- (21.2%)
#   AAON, Inc..............................................  47,553   1,640,103
#   Actuant Corp., Class A.................................     247       5,891
    Advanced Drainage Systems, Inc.........................  48,581   1,350,066
#*  Aerojet Rocketdyne Holdings, Inc.......................  62,614   2,211,527
#*  Aerovironment, Inc.....................................  20,380   1,833,589
*   Air Transport Services Group, Inc......................  53,252   1,043,739
    Alamo Group, Inc.......................................   9,392     805,082
    Albany International Corp., Class A....................  24,191   1,692,886
#   Allegiant Travel Co....................................  10,145   1,157,950
    Allied Motion Technologies, Inc........................   8,223     359,016
    Altra Industrial Motion Corp...........................  24,341     785,484
#   Apogee Enterprises, Inc................................  22,474     811,311
    Applied Industrial Technologies, Inc...................  23,028   1,513,630
*   Armstrong World Industries, Inc........................  35,939   2,219,233
*   ASGN, Inc..............................................  25,119   1,684,983
*   Astronics Corp.........................................  19,751     575,939
#*  Astronics Corp., Class B...............................   4,891     142,334
*   Atkore International Group, Inc........................  44,980     866,315
#*  Avis Budget Group, Inc.................................  51,510   1,448,461
#*  Axon Enterprise, Inc...................................  34,404   2,123,415
    Barnes Group, Inc......................................  27,246   1,542,124
    Barrett Business Services, Inc.........................   6,441     405,268
    BG Staffing, Inc.......................................   5,921     152,999
#*  BlueLinx Holdings, Inc.................................   1,115      26,258
    Brady Corp., Class A...................................  32,340   1,302,979
#   Brink's Co. (The)......................................  36,750   2,437,260
*   Builders FirstSource, Inc..............................  93,710   1,160,130
*   Casella Waste Systems, Inc., Class A...................   2,102      68,441
*   Chart Industries, Inc..................................  18,910   1,286,826
#*  Cimpress NV............................................  21,398   2,674,536
*   Clean Harbors, Inc.....................................  34,541   2,350,170
    Comfort Systems USA, Inc...............................  31,989   1,710,772
*   Commercial Vehicle Group, Inc..........................  25,381     169,799
*   Continental Building Products, Inc.....................  31,414     873,623
#   Covanta Holding Corp................................... 117,491   1,725,943
*   CSW Industrials, Inc...................................  11,903     547,895
    Cubic Corp.............................................   9,567     627,691
    Deluxe Corp............................................  24,920   1,176,473
    Douglas Dynamics, Inc..................................  19,283     836,689

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares    Value+
                                                             ------- ----------
 INDUSTRIALS -- (Continued)
 *   DXP Enterprises, Inc...................................     672 $   21,356
 #*  Dycom Industries, Inc..................................  19,575  1,328,751
     EnerSys................................................  25,623  2,038,822
     Exponent, Inc..........................................  43,404  2,190,166
     Federal Signal Corp....................................  50,940  1,120,171
     Forrester Research, Inc................................  15,783    635,739
     Forward Air Corp.......................................  24,961  1,497,410
 *   Franklin Covey Co......................................   5,946    132,834
     Franklin Electric Co., Inc.............................  33,075  1,403,042
 *   Generac Holdings, Inc..................................  42,879  2,175,252
     Global Brass & Copper Holdings, Inc....................  18,679    590,630
     Gorman-Rupp Co. (The)..................................  15,682    541,029
     H&E Equipment Services, Inc............................  33,873    816,001
 *   Harsco Corp............................................  73,510  2,019,320
 #   Healthcare Services Group, Inc.........................  48,594  1,972,430
 #   Heartland Express, Inc.................................  70,475  1,372,148
 *   Herc Holdings, Inc.....................................   7,556    242,245
     Herman Miller, Inc.....................................  50,185  1,653,596
     Hillenbrand, Inc.......................................  37,893  1,815,075
     HNI Corp...............................................  36,722  1,391,397
     Insperity, Inc.........................................  32,282  3,546,178
     Insteel Industries, Inc................................  15,042    392,897
     Interface, Inc.........................................  52,864    861,155
 #*  JELD-WEN Holding, Inc..................................  53,660    872,512
 #   John Bean Technologies Corp............................  22,094  2,297,113
     Kadant, Inc............................................   9,300    917,910
     Kaman Corp.............................................  23,597  1,498,881
     KBR, Inc...............................................   7,304    144,473
     Kennametal, Inc........................................  48,572  1,721,877
     Kforce, Inc............................................  23,859    735,334
     Kimball International, Inc., Class B...................  29,929    492,631
 #   Knoll, Inc.............................................  40,673    807,359
     Korn/Ferry International...............................  34,000  1,534,760
     Landstar System, Inc...................................  26,555  2,657,890
 *   Lawson Products, Inc...................................   2,965     98,023
 #   Lindsay Corp...........................................   8,804    841,838
 *   Masonite International Corp............................  22,570  1,250,152
 #*  MasTec, Inc............................................  43,331  1,885,332
     Matson, Inc............................................  35,531  1,246,427
     McGrath RentCorp.......................................  20,505  1,094,762
 #*  Mercury Systems, Inc...................................  28,219  1,322,342
 *   Meritor, Inc...........................................  79,744  1,354,851
 *   Milacron Holdings Corp.................................  47,650    667,100
     Moog, Inc., Class A....................................   3,970    284,054
 *   MRC Global, Inc........................................  42,083    666,174
     MSA Safety, Inc........................................  22,115  2,309,691
     Mueller Industries, Inc................................  41,766  1,017,002
     Mueller Water Products, Inc., Class A.................. 132,517  1,359,624
 #   National Presto Industries, Inc........................     182     22,690
 *   NCI Building Systems, Inc..............................  59,165    724,771
 *   NV5 Global, Inc........................................   9,433    736,434
 #   Omega Flex, Inc........................................   7,995    483,698
 #*  Patrick Industries, Inc................................  21,276    925,719
 *   PGT Innovations, Inc...................................  45,539    922,620
 #   Pitney Bowes, Inc...................................... 162,270  1,074,227
     Primoris Services Corp.................................  38,265    810,070
 *   Proto Labs, Inc........................................  10,647  1,271,784
     Raven Industries, Inc..................................  34,737  1,510,365
 *   RBC Bearings, Inc......................................  15,069  2,225,390

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares     Value+
                                                            ------- ------------
INDUSTRIALS -- (Continued)
*   Rexnord Corp...........................................  41,472 $  1,111,864
*   Saia, Inc..............................................  21,405    1,345,518
    Simpson Manufacturing Co., Inc.........................  27,563    1,573,296
#*  SiteOne Landscape Supply, Inc..........................  28,688    1,951,932
*   SP Plus Corp...........................................  16,218      518,327
    Spartan Motors, Inc....................................  29,021      195,311
*   SPX Corp...............................................  35,857    1,051,327
    Standex International Corp.............................  10,452      847,866
    Steelcase, Inc., Class A...............................  17,900      297,140
*   Sterling Construction Co., Inc.........................  20,237      229,892
    Sun Hydraulics Corp....................................  25,573    1,186,587
    Systemax, Inc..........................................  35,656    1,152,045
    Tennant Co.............................................  14,857      908,060
#   Terex Corp.............................................  44,901    1,499,244
    Tetra Tech, Inc........................................  34,375    2,270,125
*   Thermon Group Holdings, Inc............................     423        9,128
    Timken Co. (The).......................................  35,990    1,423,405
#*  TPI Composites, Inc....................................  27,892      704,552
*   Trex Co., Inc..........................................  43,388    2,659,684
*   TriNet Group, Inc......................................  53,003    2,490,611
#*  Univar, Inc............................................  83,954    2,066,948
    Universal Logistics Holdings, Inc......................  18,905      513,649
#   US Ecology, Inc........................................  18,141    1,268,600
*   USA Truck, Inc.........................................   6,439      126,655
    Valmont Industries, Inc................................  13,422    1,668,489
    Viad Corp..............................................  15,195      727,689
#*  WageWorks, Inc.........................................  27,585    1,098,159
    Watts Water Technologies, Inc., Class A................  14,321    1,003,186
#*  Welbilt, Inc...........................................  90,250    1,689,480
#*  Willdan Group, Inc.....................................   7,915      239,033
                                                                    ------------
TOTAL INDUSTRIALS..........................................          148,718,156
                                                                    ------------
INFORMATION TECHNOLOGY -- (13.0%)
*   ACI Worldwide, Inc.....................................  76,027    1,907,517
*   Advanced Energy Industries, Inc........................  25,917    1,115,209
*   Alarm.com Holdings, Inc................................  41,106    1,828,395
#*  Ambarella, Inc.........................................  20,128      700,052
    American Software, Inc., Class A.......................  23,428      269,656
*   Appfolio, Inc., Class A................................  15,117      863,181
#   Badger Meter, Inc......................................  25,263    1,240,666
#   Blackbaud, Inc.........................................  20,887    1,498,016
    Brooks Automation, Inc.................................  63,603    1,973,601
    Cabot Microelectronics Corp............................  20,643    2,015,170
#*  CalAmp Corp............................................  30,637      610,902
#*  Carbonite, Inc.........................................  26,349      901,399
*   Cardtronics P.L.C., Class A............................  41,434    1,125,347
    Cass Information Systems, Inc..........................  10,016      662,058
*   Cision, Ltd............................................  66,611      985,177
*   Clearfield, Inc........................................   2,337       28,091
#*  Coherent, Inc..........................................  11,329    1,395,053
#*  Control4 Corp..........................................  19,224      536,734
*   CoreLogic, Inc.........................................  49,921    2,027,791
#   CSG Systems International, Inc.........................  28,846    1,012,495
    CTS Corp...............................................  29,855      796,830
#*  Eastman Kodak Co.......................................  24,798       60,507
#   Ebix, Inc..............................................  18,562    1,063,788
#*  Ellie Mae, Inc.........................................  21,099    1,398,442
*   Endurance International Group Holdings, Inc............ 124,885    1,232,615
    Entegris, Inc..........................................  66,815    1,773,270

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value+
                                                             ------ ----------
 INFORMATION TECHNOLOGY -- (Continued)
 *   ePlus, Inc............................................. 12,212 $1,036,555
 *   Euronet Worldwide, Inc.................................  8,249    917,124
     EVERTEC, Inc........................................... 64,564  1,683,829
 *   ExlService Holdings, Inc............................... 29,891  1,916,013
 *   FARO Technologies, Inc.................................  7,009    354,235
     GlobalSCAPE, Inc....................................... 14,606     58,570
 *   Globant SA............................................. 20,285  1,044,272
 #*  GTT Communications, Inc................................ 25,315    908,808
     Hackett Group, Inc. (The).............................. 26,753    547,634
 #*  IEC Electronics Corp...................................  1,200      6,336
 #*  II-VI, Inc............................................. 31,166  1,160,310
 *   Immersion Corp......................................... 22,673    226,957
     InterDigital, Inc...................................... 20,429  1,449,438
 #*  Internap Corp.......................................... 16,925    145,047
 #*  Itron, Inc............................................. 26,146  1,363,252
 #   j2 Global, Inc......................................... 30,589  2,228,103
 *   KEMET Corp............................................. 50,685  1,103,919
 *   Lattice Semiconductor Corp............................. 40,654    244,331
 *   Limelight Networks, Inc................................ 86,540    348,756
 *   LiveRamp Holdings, Inc................................. 47,953  2,190,493
 #*  Lumentum Holdings, Inc................................. 37,855  2,068,776
 *   Luxoft Holding, Inc.................................... 15,995    659,474
 #*  Manhattan Associates, Inc.............................. 47,515  2,268,366
     MAXIMUS, Inc........................................... 18,264  1,186,612
 #*  MaxLinear, Inc......................................... 54,547  1,058,757
 #   Mesa Laboratories, Inc.................................  3,356    613,108
     Methode Electronics, Inc............................... 29,908    885,277
 *   MicroStrategy, Inc., Class A...........................  4,810    605,916
     MKS Instruments, Inc...................................  5,210    383,925
     Monotype Imaging Holdings, Inc......................... 11,936    209,238
 *   Nanometrics, Inc....................................... 20,191    647,323
 *   Napco Security Technologies, Inc....................... 14,504    204,071
 #*  NCR Corp............................................... 78,825  2,116,451
 *   NETGEAR, Inc........................................... 16,351    907,153
     NIC, Inc............................................... 57,748    768,626
 *   Novanta, Inc........................................... 30,067  1,750,200
 #   NVE Corp...............................................  4,037    341,934
 #*  OneSpan, Inc........................................... 12,991    190,643
 *   OSI Systems, Inc....................................... 14,875  1,028,755
 *   PAR Technology Corp....................................  1,586     28,072
 #*  Park City Group, Inc...................................  1,240     10,701
 #   Park Electrochemical Corp..............................  4,618     81,554
 *   Paylocity Holding Corp................................. 28,430  1,870,410
 *   Perficient, Inc........................................  3,248     81,265
 *   PFSweb, Inc............................................ 19,156    135,816
 *   Pixelworks, Inc........................................ 17,112     71,528
     Plantronics, Inc....................................... 28,312  1,669,559
     Power Integrations, Inc................................ 27,849  1,568,456
 *   PRGX Global, Inc....................................... 11,480     98,498
     Progress Software Corp................................. 42,291  1,359,233
 *   Rogers Corp............................................  9,871  1,214,725
     Sapiens International Corp. NV.........................  3,686     41,910
     Science Applications International Corp................ 29,369  2,041,439
 *   Semtech Corp........................................... 38,988  1,752,121
 *   Silicon Laboratories, Inc.............................. 26,292  2,143,587
 #*  SMART Global Holdings, Inc.............................  2,132     59,717
 #*  SolarEdge Technologies, Inc............................ 30,053  1,163,953
 *   SPS Commerce Inc.......................................  1,715    159,649
 #*  Trade Desk, Inc. (The), Class A........................ 20,019  2,473,347

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value+
                                                            ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    TransAct Technologies, Inc.............................   5,315 $    78,130
    TTEC Holdings, Inc.....................................  38,477     958,847
#*  Tucows, Inc., Class A..................................     852      42,753
*   Verint Systems, Inc....................................  10,575     482,960
    Versum Materials, Inc..................................  77,575   2,448,267
*   Viavi Solutions, Inc................................... 130,683   1,506,775
*   Virtusa Corp...........................................  27,968   1,386,933
*   Zix Corp...............................................  47,810     322,239
                                                                    -----------
TOTAL INFORMATION TECHNOLOGY...............................          91,102,993
                                                                    -----------
MATERIALS -- (5.4%)
    A Schulman, Inc........................................  28,500      54,435
*   AdvanSix, Inc..........................................  24,701     685,206
#*  AK Steel Holding Corp.................................. 259,402     959,787
    Balchem Corp...........................................  18,843   1,764,647
    Bemis Co., Inc.........................................  36,937   1,690,607
    Cabot Corp.............................................  37,395   1,820,389
    Chase Corp.............................................   8,846     953,953
#   Compass Minerals International, Inc....................  15,640     758,696
    Eagle Materials, Inc...................................  14,917   1,101,471
*   Ferro Corp.............................................  73,726   1,248,918
#*  GCP Applied Technologies, Inc..........................  34,084     885,161
#   Gold Resource Corp.....................................  27,176     117,672
    Greif, Inc., Class A...................................  13,854     655,294
    Greif, Inc., Class B...................................   5,093     261,576
#   HB Fuller Co...........................................  20,943     931,126
#*  Ingevity Corp..........................................  29,906   2,723,839
    Innophos Holdings, Inc.................................   5,986     175,390
    KapStone Paper and Packaging Corp......................   3,705     129,675
    KMG Chemicals, Inc.....................................  12,823     961,981
*   Koppers Holdings, Inc..................................  17,007     454,937
#   Kronos Worldwide, Inc..................................  40,315     565,619
    Myers Industries, Inc..................................  32,615     517,274
#   Neenah, Inc............................................  13,844   1,113,888
*   OMNOVA Solutions, Inc..................................  40,005     295,637
*   Owens-Illinois, Inc.................................... 104,362   1,635,353
    PolyOne Corp...........................................  61,792   1,996,500
#   Quaker Chemical Corp...................................   8,492   1,527,711
*   Ryerson Holding Corp...................................  22,882     210,057
    Schweitzer-Mauduit International, Inc..................   4,887     155,993
#   Scotts Miracle-Gro Co. (The)...........................  36,128   2,411,183
#   Sensient Technologies Corp.............................  24,477   1,587,578
    Silgan Holdings, Inc...................................  69,074   1,659,848
    Stepan Co..............................................  17,105   1,412,702
#   Trinseo SA.............................................  27,759   1,495,655
#   Warrior Met Coal, Inc..................................  47,164   1,320,592
    Worthington Industries, Inc............................  44,214   1,851,682
                                                                    -----------
TOTAL MATERIALS............................................          38,092,032
                                                                    -----------
REAL ESTATE -- (0.6%)
    CorePoint Lodging, Inc.................................   3,332      54,545
    HFF, Inc., Class A.....................................  43,484   1,598,037
*   Marcus & Millichap, Inc................................  35,671   1,238,497
#*  Maui Land & Pineapple Co., Inc.........................   1,035      11,664
    RE/MAX Holdings, Inc., Class A.........................   8,398     314,001
#   RMR Group, Inc. (The), Class A.........................  13,876   1,052,911
                                                                    -----------
TOTAL REAL ESTATE..........................................           4,269,655
                                                                    -----------

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                               Shares      Value+
                                                              --------- ------------
UTILITIES -- (0.4%)
      New Jersey Resources Corp..............................    54,837 $  2,473,149
                                                                        ------------
TOTAL COMMON STOCKS..........................................            590,569,716
                                                                        ------------
PREFERRED STOCKS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
      GCI Liberty, Inc.......................................     2,560       62,617
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            590,632,333
                                                                        ------------

                                                                           Value
                                                                        ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
      State Street Institutional U.S. Government Money
        Market Fund 2.090%...................................   249,739      249,739
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (15.9%)
@(S)  DFA Short Term Investment Fund......................... 9,665,718  111,832,363
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $617,629,936)............           $702,714,435
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    Investments in Securities (Market Value)
                                 ----------------------------------------------
                                   Level 1      Level 2    Level 3    Total
                                 ------------ ------------ ------- ------------
Common Stocks
   Communication Services....... $ 27,344,972           --   --    $ 27,344,972
   Consumer Discretionary.......  111,257,712           --   --     111,257,712
   Consumer Staples.............   38,682,922           --   --      38,682,922
   Energy.......................   17,018,115           --   --      17,018,115
   Financials...................   44,434,182           --   --      44,434,182
   Healthcare...................   67,175,828           --   --      67,175,828
   Industrials..................  148,718,156           --   --     148,718,156
   Information Technology.......   91,102,993           --   --      91,102,993
   Materials....................   38,037,597 $     54,435   --      38,092,032
   Real Estate..................    4,269,655           --   --       4,269,655
   Utilities....................    2,473,149           --   --       2,473,149
Preferred Stocks
   Consumer Discretionary.......       62,617           --   --          62,617
Temporary Cash Investments......      249,739           --   --         249,739
Securities Lending Collateral...           --  111,832,363   --     111,832,363
                                 ------------ ------------   --    ------------
TOTAL........................... $590,827,637 $111,886,798   --    $702,714,435
                                 ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                            Shares    Value>>
                                                            ------- -----------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (5.8%)
    Adelaide Brighton, Ltd.................................   9,739 $    39,172
    Amcor, Ltd............................................. 137,432   1,296,837
    Aristocrat Leisure, Ltd................................  60,014   1,130,900
    BHP Billiton, Ltd...................................... 146,880   3,389,057
    Brambles, Ltd..........................................  84,366     635,525
    Caltex Australia, Ltd..................................  28,476     569,771
    CIMIC Group, Ltd.......................................   8,901     298,851
    Coca-Cola Amatil, Ltd..................................  46,963     330,511
    Cochlear, Ltd..........................................   6,700     844,288
    Computershare, Ltd.....................................  46,628     654,782
    CSL, Ltd...............................................  25,277   3,374,407
#   Domino's Pizza Enterprises, Ltd........................   6,605     253,148
    Evolution Mining, Ltd..................................  96,290     203,806
    Flight Centre Travel Group, Ltd........................   2,072      68,349
    Insurance Australia Group, Ltd.........................  37,319     180,496
    James Hardie Industries P.L.C..........................  22,939     306,416
    Macquarie Group, Ltd...................................   2,955     246,424
    Magellan Financial Group, Ltd..........................  11,600     219,856
    Medibank Pvt, Ltd...................................... 178,857     354,632
    Northern Star Resources, Ltd...........................  75,987     474,708
    Orora, Ltd.............................................  66,670     158,886
#   Platinum Asset Management, Ltd.........................  19,602      68,253
    Qantas Airways, Ltd.................................... 122,075     473,866
    Ramsay Health Care, Ltd................................  15,662     625,151
    REA Group, Ltd.........................................   5,972     303,935
    Reece, Ltd.............................................   7,118      52,410
    Rio Tinto, Ltd.........................................  19,572   1,064,957
    Seek, Ltd..............................................  13,064     165,978
    Telstra Corp., Ltd..................................... 289,013     632,198
    TPG Telecom, Ltd.......................................  33,380     169,964
#   WiseTech Global, Ltd...................................   1,784      20,403
    Woolworths Group, Ltd..................................  29,541     596,238
                                                                    -----------
TOTAL AUSTRALIA............................................          19,204,175
                                                                    -----------
AUSTRIA -- (0.2%)
    ANDRITZ AG.............................................   2,842     147,244
    OMV AG.................................................   6,556     364,072
    Voestalpine AG.........................................   1,333      47,308
                                                                    -----------
TOTAL AUSTRIA..............................................             558,624
                                                                    -----------
BELGIUM -- (0.9%)
    Anheuser-Busch InBev SA/NV.............................  21,337   1,578,112
#   Anheuser-Busch InBev SA/NV, Sponsored ADR..............   2,555     189,019
#   Colruyt SA.............................................   6,221     361,715
    Proximus SADP..........................................   3,399      86,599
    Umicore SA.............................................  12,693     597,497
                                                                    -----------
TOTAL BELGIUM..............................................           2,812,942
                                                                    -----------
CANADA -- (8.0%)
*   Air Canada.............................................   9,313     176,717
    Alimentation Couche-Tard, Inc., Class B................  20,170     963,263
*   Bausch Health Cos., Inc................................  10,100     231,088
    BCE, Inc...............................................   7,401     286,438
    CAE, Inc...............................................   2,400      42,332
    CAE, Inc...............................................  22,140     390,771

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 CANADA -- (Continued)
 #*  Canada Goose Holdings, Inc.............................  4,694 $   256,299
     Canadian Imperial Bank of Commerce.....................  1,475     127,322
     Canadian National Railway Co........................... 34,122   2,916,749
     Canadian Pacific Railway, Ltd..........................  7,120   1,459,600
 #   Canadian Tire Corp., Ltd., Class A.....................  7,800     877,733
 *   Canfor Corp............................................  2,800      40,220
     CCL Industries, Inc., Class B.......................... 14,600     614,188
 *   CGI Group, Inc., Class A...............................  3,494     215,779
 *   CGI Group, Inc., Class A...............................  7,689     474,411
     CI Financial Corp...................................... 27,461     406,142
     Constellation Software, Inc............................  2,245   1,545,059
     Dollarama, Inc......................................... 12,000     331,893
     Finning International, Inc............................. 11,215     232,913
     George Weston, Ltd.....................................  7,000     509,134
 #   Gildan Activewear, Inc................................. 14,115     422,180
     IGM Financial, Inc.....................................  6,300     154,718
     Inter Pipeline, Ltd.................................... 34,463     558,916
     Keyera Corp............................................  9,500     236,697
     Kinder Morgan Canada, Ltd..............................  5,500      66,303
     Kirkland Lake Gold, Ltd................................  9,000     176,589
     Loblaw Cos., Ltd.......................................  8,753     437,766
     Methanex Corp..........................................  8,585     555,707
     Metro, Inc.............................................    940      29,493
     National Bank of Canada................................ 11,100     503,882
     Northland Power, Inc................................... 10,923     168,021
     Onex Corp..............................................  4,223     277,641
     Open Text Corp......................................... 15,991     540,496
 #   Parkland Fuel Corp.....................................  8,497     285,352
     Quebecor, Inc., Class B................................ 11,766     230,771
     Restaurant Brands International, Inc................... 11,950     654,665
     Ritchie Bros Auctioneers, Inc..........................  1,300      43,727
     Rogers Communications, Inc., Class B................... 16,758     863,205
     Royal Bank of Canada................................... 24,730   1,801,893
 #   Royal Bank of Canada................................... 28,696   2,090,217
     Saputo, Inc............................................ 15,974     486,701
     Shaw Communications, Inc., Class B..................... 46,702     870,525
 *   Spin Master Corp.......................................  3,300     117,416
 *   Stars Group, Inc. (The)................................    764      15,868
 #   Thomson Reuters Corp................................... 10,296     479,794
     Toromont Industries, Ltd...............................  4,300     202,449
     Toronto-Dominion Bank (The)............................ 22,600   1,253,734
     TransCanada Corp.......................................    989      37,305
     Vermilion Energy, Inc..................................  7,679     203,954
     Waste Connections, Inc.................................     37       2,866
     West Fraser Timber Co., Ltd............................  8,900     447,146
                                                                    -----------
 TOTAL CANADA...............................................         26,314,048
                                                                    -----------
 DENMARK -- (1.5%)
     Coloplast A.S., Class B................................  7,362     686,974
     Novo Nordisk A.S., Class B............................. 96,747   4,178,170
                                                                    -----------
 TOTAL DENMARK..............................................          4,865,144
                                                                    -----------
 FINLAND -- (0.9%)
     Elisa Oyj.............................................. 12,083     480,735
     Kone Oyj, Class B...................................... 22,674   1,103,645
     Neste Oyj..............................................  8,795     722,202
     Sampo Oyj, Class A.....................................  2,542     116,899
     Stora Enso Oyj, Class R................................ 15,782     237,128

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
FINLAND -- (Continued)
    Wartsila Oyj Abp.......................................  15,579 $   265,086
                                                                    -----------
TOTAL FINLAND..............................................           2,925,695
                                                                    -----------
FRANCE -- (9.4%)
    Aeroports de Paris.....................................   2,049     428,554
    Air Liquide SA.........................................  16,093   1,945,422
    Airbus SE..............................................  28,052   3,100,145
    Atos SE................................................   7,632     652,743
    BioMerieux.............................................   1,242      94,713
    Bureau Veritas SA......................................  27,429     618,801
    Cie Plastic Omnium SA..................................   4,131     114,851
    Danone SA..............................................  20,966   1,484,673
    Dassault Systemes SE...................................   1,571     196,665
    Eiffage SA.............................................  10,437   1,019,298
    EssilorLuxottica SA....................................   8,235   1,124,724
    Eurofins Scientific SE.................................     571     287,751
    Faurecia SA............................................   8,786     425,931
    Getlink................................................  15,008     188,775
    Hermes International...................................   1,517     866,058
    Iliad SA...............................................   1,759     203,314
    Imerys SA..............................................     226      13,931
    Ipsen SA...............................................   3,556     493,051
    Kering SA..............................................   3,654   1,624,161
    Legrand SA.............................................  25,334   1,654,334
    L'Oreal SA.............................................     794     178,893
    LVMH Moet Hennessy Louis Vuitton SE....................  12,935   3,924,549
    Publicis Groupe SA.....................................  15,737     910,966
    Safran SA..............................................  11,969   1,546,728
    Sartorius Stedim Biotech...............................   1,492     184,875
    SEB SA.................................................   3,003     430,589
#   Sodexo SA..............................................  11,940   1,218,798
    STMicroelectronics NV..................................  65,628     997,639
    Teleperformance........................................   3,874     638,017
    Thales SA..............................................   7,959   1,016,508
*   Ubisoft Entertainment SA...............................   8,265     741,392
    Valeo SA...............................................  29,860     963,112
#   Vinci SA...............................................  19,122   1,701,847
                                                                    -----------
TOTAL FRANCE...............................................          30,991,808
                                                                    -----------
GERMANY -- (7.3%)
    Adidas AG..............................................   5,467   1,285,641
    Axel Springer SE.......................................   3,916     260,050
    BASF SE................................................  33,823   2,595,527
    Bayer AG...............................................   1,320     101,181
    Beiersdorf AG..........................................   1,498     154,889
    Brenntag AG............................................   5,479     286,139
    Continental AG.........................................   5,467     900,885
    Covestro AG............................................  21,654   1,396,440
    Deutsche Boerse AG.....................................   8,736   1,103,990
    Deutsche Post AG.......................................  48,297   1,524,991
    Deutsche Telekom AG.................................... 159,217   2,611,426
    E.ON SE................................................ 245,532   2,374,310
    Fielmann AG............................................   2,346     145,521
    Fresenius Medical Care AG & Co. KGaA...................   4,152     326,000
    Fresenius SE & Co. KGaA................................  15,644     994,267
    Fuchs Petrolub SE......................................   2,255      97,637
    Hella GmbH & Co. KGaA..................................   3,527     164,980
    Hochtief AG............................................   1,462     216,651

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
GERMANY -- (Continued)
    Hugo Boss AG...........................................   2,124 $   151,788
    Infineon Technologies AG...............................  62,268   1,247,657
    KION Group AG..........................................   6,215     363,180
    Lanxess AG.............................................   8,685     537,582
    Merck KGaA.............................................   3,731     399,229
    MTU Aero Engines AG....................................   3,372     715,984
    ProSiebenSat.1 Media SE................................  18,700     431,811
    Puma SE................................................      45      23,165
    Rational AG............................................     319     184,696
    RTL Group SA...........................................   3,826     245,569
    SAP SE, Sponsored ADR..................................   4,410     473,017
    SAP SE.................................................   4,864     520,805
    Symrise AG.............................................   6,377     534,183
    Thyssenkrupp AG........................................  38,417     805,265
    United Internet AG.....................................   8,307     343,751
    Wacker Chemie AG.......................................     935      83,518
    Wirecard AG............................................   2,831     529,558
                                                                    -----------
TOTAL GERMANY..............................................          24,131,283
                                                                    -----------
HONG KONG -- (2.4%)
    AIA Group, Ltd......................................... 284,000   2,160,400
    ASM Pacific Technology, Ltd............................  43,200     374,663
    Chow Tai Fook Jewellery Group, Ltd.....................  65,800      57,736
    Galaxy Entertainment Group, Ltd........................  91,000     494,051
    Hang Seng Bank, Ltd....................................  24,000     562,742
    Hong Kong Exchanges & Clearing, Ltd....................  61,620   1,640,741
    MGM China Holdings, Ltd................................ 122,400     173,719
    NagaCorp., Ltd.........................................  86,000      78,847
    Prada SpA..............................................  34,500     122,562
    Samsonite International SA............................. 153,000     441,249
    Sands China, Ltd....................................... 117,600     465,050
    Techtronic Industries Co., Ltd......................... 141,000     663,936
    Vitasoy International Holdings, Ltd....................  34,000     108,389
    VTech Holdings, Ltd....................................  11,700     137,457
    Wynn Macau, Ltd........................................ 149,200     310,805
    Xinyi Glass Holdings, Ltd.............................. 136,000     135,033
                                                                    -----------
TOTAL HONG KONG............................................           7,927,380
                                                                    -----------
IRELAND -- (0.5%)
    Kerry Group P.L.C., Class A............................   5,699     583,835
    Kingspan Group P.L.C...................................   8,512     369,827
    Smurfit Kappa Group P.L.C..............................  19,498     633,892
                                                                    -----------
TOTAL IRELAND..............................................           1,587,554
                                                                    -----------
ISRAEL -- (0.4%)
    Azrieli Group, Ltd.....................................   1,047      50,840
    Bezeq The Israeli Telecommunication Corp., Ltd......... 220,558     253,264
    Delek Group, Ltd.......................................     440      73,775
#   Elbit Systems, Ltd.....................................   1,308     156,293
    Israel Chemicals, Ltd..................................  49,908     287,471
    Mizrahi Tefahot Bank, Ltd..............................     511       8,600
#*  Nice, Ltd., Sponsored ADR..............................   1,838     194,718
*   SodaStream International, Ltd..........................     139      19,907
    Strauss Group, Ltd.....................................   4,186      91,784
#   Teva Pharmaceutical Industries, Ltd., Sponsored ADR....   2,290      45,754
*   Tower Semiconductor, Ltd...............................   4,828      75,751
                                                                    -----------
TOTAL ISRAEL...............................................           1,258,157
                                                                    -----------

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ITALY -- (1.9%)
     Atlantia SpA...........................................  11,970 $  240,524
 #   CNH Industrial NV......................................  91,330    949,403
     Enel SpA............................................... 240,095  1,177,201
     Eni SpA................................................   4,168     74,023
 #   Ferrari NV.............................................   5,441    637,174
 #   Ferrari NV.............................................   6,686    782,997
 *   Fiat Chrysler Automobiles NV...........................  54,412    828,066
 *   Fiat Chrysler Automobiles NV...........................  29,848    451,003
     FinecoBank Banca Fineco SpA............................   7,707     80,551
     Luxottica Group SpA....................................   4,342    272,692
     Moncler SpA............................................  11,315    392,945
     Poste Italiane SpA.....................................  11,336     81,340
     Prysmian SpA...........................................   1,302     25,293
     Recordati SpA..........................................   4,396    148,821
     Snam SpA...............................................  45,206    186,907
                                                                     ----------
 TOTAL ITALY................................................          6,328,940
                                                                     ----------
 JAPAN -- (21.0%)
     ABC-Mart, Inc..........................................   1,200     70,158
     Acom Co., Ltd..........................................  34,400    126,623
     Advantest Corp.........................................   2,900     53,535
     Aeon Co., Ltd..........................................  20,300    465,929
     Ain Holdings, Inc......................................   2,300    180,384
     Ajinomoto Co., Inc.....................................  24,300    392,577
     Alps Electric Co., Ltd.................................  26,900    634,108
     Asahi Group Holdings, Ltd..............................  16,000    703,121
     Asahi Intecc Co., Ltd..................................   9,000    368,589
     Astellas Pharma, Inc...................................  38,900    601,012
     Bandai Namco Holdings, Inc.............................  15,700    558,523
     Benefit One, Inc.......................................   3,700     95,374
     Bic Camera, Inc........................................   4,700     62,051
     Calbee, Inc............................................   4,100    136,027
     Canon, Inc.............................................  29,000    826,019
     Capcom Co., Ltd........................................   3,500     72,957
     Casio Computer Co., Ltd................................  14,900    224,888
     Ci:z Holdings Co., Ltd.................................   1,000     51,818
 #   Colowide Co., Ltd......................................   5,600    136,352
     Cosmos Pharmaceutical Corp.............................     800    163,518
 #   CyberAgent, Inc........................................  10,800    459,574
     Daifuku Co., Ltd.......................................   3,351    143,913
     Daiichikosho Co., Ltd..................................   4,500    207,701
     Daikin Industries, Ltd.................................  10,200  1,182,301
     Daito Trust Construction Co., Ltd......................   7,400    975,604
     Disco Corp.............................................   1,900    302,024
     DMG Mori Co., Ltd......................................  10,400    150,053
 #   Don Quijote Holdings Co., Ltd..........................   5,400    322,581
     en-japan, Inc..........................................   3,000    119,661
     Fast Retailing Co., Ltd................................   2,900  1,460,165
     FP Corp................................................   2,200    112,745
     Fuji Electric Co., Ltd.................................   9,600    293,044
     Fuji Seal International, Inc...........................   2,900     87,970
     Fujitsu General, Ltd...................................   3,200     47,936
     GMO internet, Inc......................................   6,700     95,746
     GMO Payment Gateway, Inc...............................   2,600    125,960
 #   GungHo Online Entertainment, Inc.......................  41,400     74,846
 #   Harmonic Drive Systems, Inc............................     800     24,319
     Hikari Tsushin, Inc....................................   1,100    192,120
     HIS Co., Ltd...........................................   3,100     94,415
     Hitachi Construction Machinery Co., Ltd................   9,800    260,194

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Horiba, Ltd............................................   1,700 $   79,560
     Hoshizaki Corp.........................................   1,700    137,225
     Hoya Corp..............................................  15,300    865,609
     Ichigo, Inc............................................  22,400     73,133
     IHI Corp...............................................  20,500    749,940
     Ito En, Ltd............................................   5,300    225,602
     Itochu Techno-Solutions Corp...........................   4,800     91,027
     Izumi Co., Ltd.........................................   4,200    228,036
     Japan Exchange Group, Inc..............................  31,300    560,605
     Japan Lifeline Co., Ltd................................   4,100     59,774
     Japan Tobacco, Inc.....................................  50,000  1,284,765
     Kakaku.com, Inc........................................  12,900    233,646
     Kaken Pharmaceutical Co., Ltd..........................   2,400    120,338
     Kansai Paint Co., Ltd..................................   4,700     69,449
     Kao Corp...............................................  21,000  1,396,967
     KDDI Corp.............................................. 108,900  2,635,362
     Keihan Holdings Co., Ltd...............................   6,000    227,677
     Kewpie Corp............................................   5,300    121,829
     Keyence Corp...........................................   1,600    781,631
     Kirin Holdings Co., Ltd................................  36,300    866,210
     Koito Manufacturing Co., Ltd...........................  13,300    633,161
     Komatsu, Ltd...........................................  27,500    716,167
     Konami Holdings Corp...................................   5,600    213,641
     Kose Corp..............................................   1,400    209,226
     Kubota Corp............................................  10,000    157,868
     Kusuri no Aoki Holdings Co., Ltd.......................   1,300     93,435
     Kyoritsu Maintenance Co., Ltd..........................     400     17,771
     Kyudenko Corp..........................................   3,400    123,704
     Lawson, Inc............................................   6,600    418,951
     Lion Corp..............................................   6,000    112,805
     M3, Inc................................................  26,600    431,107
     Maruha Nichiro Corp....................................   2,400     86,885
     Matsumotokiyoshi Holdings Co., Ltd.....................   3,800    137,385
     MEIJI Holdings Co., Ltd................................  13,900    922,261
     Minebea Mitsumi, Inc...................................  37,400    572,146
     MISUMI Group, Inc......................................   8,000    160,326
     MonotaRO Co., Ltd......................................  12,800    282,196
     Morinaga & Co., Ltd....................................   2,900    116,356
     Murata Manufacturing Co., Ltd..........................   5,400    840,430
     Nabtesco Corp..........................................   6,200    136,095
 *   Nexon Co., Ltd.........................................  11,400    130,043
     Nichirei Corp..........................................  10,000    240,180
     Nidec Corp.............................................   3,600    462,401
     Nifco, Inc.............................................   9,200    209,663
     Nihon M&A Center, Inc..................................  14,000    335,472
     Nihon Unisys, Ltd......................................   7,000    153,400
     Nippon Gas Co., Ltd....................................   2,100     63,523
     Nippon Paint Holdings Co., Ltd.........................   3,400    106,205
     Nissan Chemical Corp...................................   6,900    325,344
     Nitori Holdings Co., Ltd...............................   1,400    182,803
     Nitto Denko Corp.......................................   6,700    418,583
     Noevir Holdings Co., Ltd...............................     600     25,523
     Nomura Research Institute, Ltd.........................   2,610    115,711
     NS Solutions Corp......................................     600     17,905
     NTT Data Corp..........................................  40,500    519,959
     NTT DOCOMO, Inc........................................  58,900  1,460,652
     NTT Urban Development Corp.............................   1,700     25,265
     Olympus Corp...........................................  12,800    426,647
     Omron Corp.............................................  11,100    449,378

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 JAPAN -- (Continued)
     Open House Co., Ltd....................................   2,800 $  110,672
     Oracle Corp............................................   3,800    257,218
     Oriental Land Co., Ltd.................................   3,400    319,850
     OSG Corp...............................................   4,000     82,536
     Otsuka Corp............................................   3,900    129,359
     Panasonic Corp......................................... 134,000  1,438,014
 #   Park24 Co., Ltd........................................  11,000    289,390
     Persol Holdings Co., Ltd...............................  15,800    299,752
     Pigeon Corp............................................  11,000    465,214
     Pilot Corp.............................................   3,800    209,905
     Rakuten, Inc...........................................  69,887    472,714
     Recruit Holdings Co., Ltd..............................  35,500    952,805
     Relo Group, Inc........................................  11,700    275,727
 *   Renesas Electronics Corp............................... 108,400    571,049
     Rohto Pharmaceutical Co., Ltd..........................   2,800     88,683
     Ryohin Keikaku Co., Ltd................................   2,100    555,093
     Sankyu, Inc............................................   4,600    216,819
     Sanwa Holdings Corp....................................  16,700    195,970
     SCREEN Holdings Co., Ltd...............................   3,400    184,833
     SCSK Corp..............................................   2,500    105,939
     Secom Co., Ltd.........................................   5,300    433,919
     Seibu Holdings, Inc....................................  13,800    250,368
     Sekisui Chemical Co., Ltd..............................  28,400    446,616
     Seria Co., Ltd.........................................   3,400    114,067
     Seven & I Holdings Co., Ltd............................  28,600  1,238,379
     Seven Bank, Ltd........................................  49,700    155,325
 #   Sharp Corp.............................................  12,833    196,990
     Shimadzu Corp..........................................   8,900    224,930
     Shimano, Inc...........................................   1,500    204,863
     Shionogi & Co., Ltd....................................   3,700    236,592
     Ship Healthcare Holdings, Inc..........................   2,200     79,543
     Shiseido Co., Ltd......................................  16,100  1,015,837
     Showa Denko K.K........................................  18,000    783,785
     Showa Shell Sekiyu K.K.................................  24,400    465,702
 #   Skylark Holdings Co., Ltd..............................  16,300    253,770
     SoftBank Group Corp....................................  50,740  4,015,502
     Sohgo Security Services Co., Ltd.......................   3,500    155,894
     Sony Corp..............................................  77,900  4,215,693
     Square Enix Holdings Co., Ltd..........................   2,100     75,267
     Stanley Electric Co., Ltd..............................  10,700    316,509
     Subaru Corp............................................  35,300    952,206
     Sugi Holdings Co., Ltd.................................   1,800     82,414
     SUMCO Corp.............................................  23,500    317,180
     Sumitomo Dainippon Pharma Co., Ltd.....................   8,100    169,239
     Sundrug Co., Ltd.......................................   6,300    228,935
     Suntory Beverage & Food, Ltd...........................   5,900    240,454
     Suzuki Motor Corp......................................  21,200  1,057,174
     Sysmex Corp............................................   6,900    483,963
     Taisei Corp............................................  15,500    662,911
     Taiyo Nippon Sanso Corp................................  12,200    196,082
 #   Taiyo Yuden Co., Ltd...................................  10,500    211,441
     TechnoPro Holdings, Inc................................   3,300    171,919
     Terumo Corp............................................   8,000    431,855
     T-Gaia Corp............................................   2,000     45,281
     TIS, Inc...............................................   4,200    187,602
 #   Tokai Carbon Co., Ltd..................................  15,700    245,813
     Tokuyama Corp..........................................   7,500    167,713
     Tokyo Century Corp.....................................   4,600    246,898
     Tokyo Electron, Ltd....................................   7,700  1,039,105

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
JAPAN -- (Continued)
    TOTO, Ltd..............................................   7,499 $   268,286
    Trend Micro, Inc.......................................  11,700     673,519
    Tsuruha Holdings, Inc..................................   1,900     198,303
    Ulvac, Inc.............................................   5,000     162,837
    Unicharm Corp..........................................  11,500     311,980
    USS Co., Ltd...........................................   9,700     174,909
    Welcia Holdings Co., Ltd...............................   4,000     204,067
    Yahoo Japan Corp.......................................  45,700     142,575
    Yamaha Motor Co., Ltd..................................  26,500     626,720
    Yaoko Co., Ltd.........................................   1,100      60,162
    Yaskawa Electric Corp..................................  14,900     430,665
    Yokogawa Electric Corp.................................  11,900     233,645
    Zenkoku Hosho Co., Ltd.................................   5,100     184,898
#   Zensho Holdings Co., Ltd...............................  10,200     197,828
    ZOZO, Inc..............................................  16,300     391,103
                                                                    -----------
TOTAL JAPAN................................................          69,016,168
                                                                    -----------
NETHERLANDS -- (3.0%)
    ASML Holding NV........................................   6,183   1,065,702
    GrandVision NV.........................................   6,267     158,039
    Heineken NV............................................   9,588     862,606
    Koninklijke KPN NV..................................... 540,490   1,426,097
*   OCI NV.................................................   1,297      36,852
    Unilever NV............................................  69,098   3,716,090
#   Unilever NV............................................   9,659     519,026
    Wolters Kluwer NV......................................  33,743   1,914,394
                                                                    -----------
TOTAL NETHERLANDS..........................................           9,698,806
                                                                    -----------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.......................................  39,997     274,446
    Fisher & Paykel Healthcare Corp., Ltd..................   8,573      76,260
    Spark New Zealand, Ltd................................. 158,737     409,957
    Z Energy, Ltd..........................................  35,425     141,286
                                                                    -----------
TOTAL NEW ZEALAND..........................................             901,949
                                                                    -----------
NORWAY -- (1.0%)
    Aker ASA, Class A......................................   1,078      81,893
    Aker BP ASA............................................   6,630     217,429
    Austevoll Seafood ASA..................................   5,301      85,193
    Bakkafrost P/F.........................................   2,369     133,090
    Equinor ASA............................................  30,784     796,267
    Leroy Seafood Group ASA................................  19,860     183,078
    Marine Harvest ASA.....................................  23,965     580,200
*   Norwegian Finans Holding ASA...........................   4,185      37,379
    Salmar ASA.............................................   3,180     167,859
    Telenor ASA............................................  38,705     709,670
    TGS NOPEC Geophysical Co. ASA..........................   8,812     294,362
    Tomra Systems ASA......................................   4,203     104,115
                                                                    -----------
TOTAL NORWAY...............................................           3,390,535
                                                                    -----------
PORTUGAL -- (0.0%)
    Jeronimo Martins SGPS SA...............................   4,280      52,533
                                                                    -----------
SINGAPORE -- (1.1%)
    Dairy Farm International Holdings, Ltd.................  30,400     274,641
    DBS Group Holdings, Ltd................................  19,900     337,652
    Genting Singapore, Ltd................................. 293,800     186,964

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SINGAPORE -- (Continued)
     Great Eastern Holdings, Ltd............................   4,300 $   79,448
     Jardine Cycle & Carriage, Ltd..........................   9,944    217,779
     Olam International, Ltd................................   6,600      8,583
     Oversea-Chinese Banking Corp., Ltd.....................  13,970    108,525
     SATS, Ltd..............................................  64,300    231,413
     Singapore Exchange, Ltd................................  81,500    403,163
     Singapore Technologies Engineering, Ltd................ 155,600    399,290
     Singapore Telecommunications, Ltd...................... 196,800    449,531
     Singapore Telecommunications, Ltd......................  50,300    114,147
     United Overseas Bank, Ltd..............................  35,323    624,528
     Venture Corp., Ltd.....................................  22,800    252,400
                                                                     ----------
 TOTAL SINGAPORE............................................          3,688,064
                                                                     ----------
 SPAIN -- (2.9%)
     ACS Actividades de Construccion y Servicios SA.........  33,949  1,271,099
     Aena SME SA............................................   6,416  1,025,160
     Amadeus IT Group SA....................................  27,999  2,254,608
     Enagas SA..............................................  13,071    346,557
     Endesa SA..............................................  23,873    499,163
     Grifols SA.............................................   9,691    276,099
 #   Industria de Diseno Textil SA..........................  23,520    662,904
 #   Naturgy Energy Group SA................................  16,799    412,880
     Telefonica SA.......................................... 323,082  2,650,257
                                                                     ----------
 TOTAL SPAIN................................................          9,398,727
                                                                     ----------
 SWEDEN -- (2.4%)
     AAK AB.................................................   5,532     83,386
     Alfa Laval AB..........................................  11,926    304,293
     Atlas Copco AB, Class A................................  33,211    821,034
     Atlas Copco AB, Class B................................  18,254    418,077
     Axfood AB..............................................  11,827    210,982
     Electrolux AB..........................................  30,287    629,357
     Elekta AB, Class B.....................................   1,678     21,280
 *   Epiroc AB, Class A.....................................  30,348    266,330
 *   Epiroc AB, Class B.....................................  18,254    150,201
     Essity AB, Class B.....................................  20,260    462,363
 #   Hennes & Mauritz AB, Class B...........................  47,251    834,583
     Hexpol AB..............................................   7,397     68,452
     Husqvarna AB, Class B..................................  15,285    115,332
     Indutrade AB...........................................   4,349    104,391
     Kindred Group P.L.C....................................  18,707    199,439
     Lifco AB, Class B......................................   1,171     49,722
     Loomis AB, Class B.....................................   6,621    204,719
     Sandvik AB.............................................  57,148    903,441
     Securitas AB, Class B..................................  26,151    448,191
     SKF AB, Class A........................................     994     15,870
     SKF AB, Class B........................................  12,176    195,207
     Sweco AB, Class B......................................   1,886     42,524
 *   Swedish Orphan Biovitrum AB............................   3,862     78,822
     Tele2 AB, Class B......................................  32,055    363,992
     Volvo AB, Class A......................................  10,738    160,794
     Volvo AB, Class B......................................  59,420    887,388
                                                                     ----------
 TOTAL SWEDEN...............................................          8,040,170
                                                                     ----------
 SWITZERLAND -- (8.0%)
     ABB, Ltd...............................................  86,780  1,746,147
     EMS-Chemie Holding AG..................................     498    274,383
     Geberit AG.............................................   2,508    981,976

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Givaudan SA............................................     814 $ 1,973,069
    Kuehne + Nagel International AG........................   3,656     508,128
    Logitech International SA..............................   5,653     208,709
    Nestle SA..............................................  55,547   4,689,449
    Partners Group Holding AG..............................   1,150     818,748
    Roche Holding AG.......................................   1,391     338,649
    Roche Holding AG.......................................  37,433   9,109,785
    Schindler Holding AG...................................   1,430     296,951
    SGS SA.................................................     633   1,503,406
    Sika AG................................................  16,336   2,094,643
    Sonova Holding AG......................................   3,183     519,097
    Straumann Holding AG...................................     634     432,772
    Temenos AG.............................................   6,928     952,164
                                                                    -----------
TOTAL SWITZERLAND..........................................          26,448,076
                                                                    -----------
UNITED KINGDOM -- (15.2%)
    Admiral Group P.L.C....................................  17,186     441,783
    Ashtead Group P.L.C....................................  66,691   1,646,390
*   ASOS P.L.C.............................................     360      25,080
#   AstraZeneca P.L.C., Sponsored ADR......................  80,431   3,119,114
    AstraZeneca P.L.C......................................   6,864     525,025
    B&M European Value Retail SA...........................   1,980      10,536
    BAE Systems P.L.C...................................... 251,209   1,684,428
    Berkeley Group Holdings P.L.C. (The)...................   9,077     405,681
    BHP Billiton P.L.C.....................................  51,034   1,018,062
    BT Group P.L.C......................................... 490,520   1,501,975
    Bunzl P.L.C............................................  18,475     545,011
    Burberry Group P.L.C...................................  28,428     657,806
*   Capita P.L.C...........................................  82,087     134,439
    Centrica P.L.C......................................... 689,470   1,295,020
    Coca-Cola HBC AG.......................................   9,796     289,360
    Compass Group P.L.C....................................  72,373   1,423,483
    ConvaTec Group P.L.C...................................  20,046      41,435
    Croda International P.L.C..............................   9,046     557,170
    DCC P.L.C..............................................   3,916     335,643
    Diageo P.L.C., Sponsored ADR...........................  11,691   1,615,229
    Diageo P.L.C...........................................     999      34,537
    DS Smith P.L.C.........................................  87,400     438,538
    easyJet P.L.C..........................................   6,738     103,225
    Evraz P.L.C............................................  13,223      91,618
    Experian P.L.C.........................................  65,315   1,502,192
    Ferguson P.L.C.........................................  13,885     936,160
    Fresnillo P.L.C........................................  16,544     179,404
    G4S P.L.C.............................................. 204,785     562,002
#   GlaxoSmithKline P.L.C., Sponsored ADR.................. 111,159   4,341,871
    Halma P.L.C............................................   7,820     132,708
    Hargreaves Lansdown P.L.C..............................  27,431     653,949
    Imperial Brands P.L.C..................................  37,668   1,275,913
    InterContinental Hotels Group P.L.C., ADR..............   7,353     395,297
    International Consolidated Airlines Group SA...........  80,748     622,526
    Intertek Group P.L.C...................................  15,324     918,158
    ITV P.L.C.............................................. 364,247     691,440
    JD Sports Fashion P.L.C................................  14,270      74,372
    Johnson Matthey P.L.C..................................   9,118     345,697
    Legal & General Group P.L.C............................  87,743     281,557
    London Stock Exchange Group P.L.C......................   5,297     291,853
    Marks & Spencer Group P.L.C............................  39,644     149,941
    Melrose Industries P.L.C............................... 163,072     351,027
    Merlin Entertainments P.L.C............................   8,205      33,885

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                               Shares     Value>>
                                                              --------- ------------
UNITED KINGDOM -- (Continued)
      Mondi P.L.C............................................    30,905 $    727,777
      Next P.L.C.............................................    14,533      965,468
      NMC Health P.L.C.......................................     2,530      114,077
      Persimmon P.L.C........................................    16,641      487,034
      Reckitt Benckiser Group P.L.C..........................       273       22,076
      RELX P.L.C.............................................    51,970    1,027,793
      RELX P.L.C.............................................    71,813    1,420,993
      Rentokil Initial P.L.C.................................   151,940      612,718
      Rightmove P.L.C........................................    83,510      482,068
#     Rio Tinto P.L.C., Sponsored ADR........................    35,520    1,750,781
      Rolls-Royce Holdings P.L.C.............................   123,740    1,327,011
      Sage Group P.L.C. (The)................................    33,842      235,300
      Smith & Nephew P.L.C...................................    42,940      697,983
      Smiths Group P.L.C.....................................    18,363      327,330
      Spirax-Sarco Engineering P.L.C.........................     3,867      319,414
      SSE P.L.C..............................................   146,178    2,130,606
      St James's Place P.L.C.................................    19,704      254,640
      Taylor Wimpey P.L.C....................................    78,057      160,721
      Tesco P.L.C............................................   313,142      852,818
      TUI AG.................................................    47,714      791,636
      Unilever P.L.C., Sponsored ADR.........................    49,926    2,645,079
      Unilever P.L.C.........................................       712       37,714
      Whitbread P.L.C........................................     8,130      457,130
      WPP P.L.C..............................................    47,291      535,132
                                                                        ------------
TOTAL UNITED KINGDOM.........................................             50,063,839
                                                                        ------------
UNITED STATES -- (0.1%)
*     International Flavors & Fragrances, Inc................       660       95,296
      Waste Connections, Inc.................................     1,440      110,085
                                                                        ------------
TOTAL UNITED STATES..........................................                205,381
                                                                        ------------
TOTAL COMMON STOCKS..........................................            309,809,998
                                                                        ------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Fuchs Petrolub SE......................................     3,032      140,350
      Sartorius AG...........................................     2,864      414,258
      Schaeffler AG..........................................    11,745      123,759
                                                                        ------------
TOTAL GERMANY................................................                678,367
                                                                        ------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C............................. 5,692,040        7,276
                                                                        ------------
TOTAL PREFERRED STOCKS.......................................                685,643
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            310,495,641
                                                                        ------------
                                                                          Value+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  DFA Short Term Investment Fund......................... 1,603,178   18,548,769
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $310,449,331)............           $329,044,410
                                                                        ============

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                    Level 1     Level 2    Level 3    Total
                                  ----------- ------------ ------- ------------
 Common Stocks
    Australia.................... $   180,496 $ 19,023,679   --    $ 19,204,175
    Austria......................          --      558,624   --         558,624
    Belgium......................     189,019    2,623,923   --       2,812,942
    Canada.......................  26,314,048           --   --      26,314,048
    Denmark......................          --    4,865,144   --       4,865,144
    Finland......................          --    2,925,695   --       2,925,695
    France.......................          --   30,991,808   --      30,991,808
    Germany......................     496,182   23,635,101   --      24,131,283
    Hong Kong....................          --    7,927,380   --       7,927,380
    Ireland......................          --    1,587,554   --       1,587,554
    Israel.......................     472,516      785,641   --       1,258,157
    Italy........................   1,234,000    5,094,940   --       6,328,940
    Japan........................          --   69,016,168   --      69,016,168
    Netherlands..................   4,781,792    4,917,014   --       9,698,806
    New Zealand..................          --      901,949   --         901,949
    Norway.......................          --    3,390,535   --       3,390,535
    Portugal.....................          --       52,533   --          52,533
    Singapore....................          --    3,688,064   --       3,688,064
    Spain........................          --    9,398,727   --       9,398,727
    Sweden.......................          --    8,040,170   --       8,040,170
    Switzerland..................     208,709   26,239,367   --      26,448,076
    United Kingdom...............  15,288,364   34,775,475   --      50,063,839
    United States................     205,381           --   --         205,381
 Preferred Stocks
    Germany......................          --      678,367   --         678,367
    United Kingdom...............          --        7,276   --           7,276
 Securities Lending Collateral...          --   18,548,769   --      18,548,769
                                  ----------- ------------   --    ------------
 TOTAL........................... $49,370,507 $279,673,903   --    $329,044,410
                                  =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2018

                                                              Shares  Value>>
                                                              ------- --------
  COMMON STOCKS -- (94.0%)
  AUSTRALIA -- (6.0%)
  *   3P Learning, Ltd.......................................  20,996 $ 17,859
      Adairs, Ltd............................................  14,945   18,514
      Adelaide Brighton, Ltd.................................  75,510  303,712
      Altium, Ltd............................................  25,601  399,104
  #   AMA Group, Ltd.........................................  60,867   39,334
  #   Amaysim Australia, Ltd.................................  37,101   30,039
      Appen, Ltd.............................................  18,687  141,875
  #   ARB Corp., Ltd.........................................  14,048  172,794
  *   Aurelia Metals, Ltd.................................... 119,050   62,134
      Australian Finance Group, Ltd..........................  20,789   20,649
      Baby Bunting Group, Ltd................................   8,495   13,259
  #   Bapcor, Ltd............................................  38,539  186,955
  #*  Bellamy's Australia, Ltd...............................  16,462   84,747
  #   Bingo Industries, Ltd..................................  34,815   59,100
  #   Blackmores, Ltd........................................   2,627  226,527
      Bravura Solutions, Ltd.................................  29,912   88,915
      Breville Group, Ltd....................................  19,754  172,078
      carsales.com, Ltd......................................  45,216  391,912
      Centuria Capital Group.................................  14,514   13,477
      Citadel Group, Ltd. (The)..............................   4,205   25,349
  #   Class, Ltd.............................................  11,009   14,366
      Clinuvel Pharmaceuticals, Ltd..........................   8,616   97,712
      Clover Corp., Ltd......................................  31,667   32,555
      Codan, Ltd.............................................  23,537   50,128
      Collins Foods, Ltd.....................................  16,637   75,567
  #   Corporate Travel Management, Ltd.......................  15,843  226,083
      Costa Group Holdings, Ltd..............................  57,364  248,549
  #   Credit Corp. Group, Ltd................................   9,740  131,766
      Data#3, Ltd............................................  32,737   34,877
  #   Dicker Data, Ltd.......................................   9,278   18,886
  #   Domino's Pizza Enterprises, Ltd........................  10,890  417,379
      DuluxGroup, Ltd........................................  79,917  420,079
      Elders, Ltd............................................  21,181  109,655
  *   Emeco Holdings, Ltd.................................... 519,477  105,636
      EVENT Hospitality and Entertainment, Ltd...............   2,361   22,459
  #*  Galilee Energy, Ltd....................................  32,105   15,690
      GUD Holdings, Ltd......................................  16,897  148,143
      GWA Group, Ltd.........................................  24,638   48,182
      Hansen Technologies, Ltd...............................  33,517   82,422
      IDP Education, Ltd.....................................  26,188  171,173
      Iluka Resources, Ltd...................................  71,058  408,101
      Infomedia, Ltd.........................................  76,264   60,472
  #   Inghams Group, Ltd.....................................  48,039  132,820
      Integral Diagnostics, Ltd..............................  15,612   29,897
      Integrated Research, Ltd...............................  19,978   30,101
  #   InvoCare, Ltd..........................................  22,036  189,655
      IPH, Ltd...............................................  27,512  105,619
      IRESS, Ltd.............................................  31,044  239,160
  #   JB Hi-Fi, Ltd..........................................  21,125  344,237
      Jumbo Interactive, Ltd.................................   9,248   47,016
  #   Kogan.com, Ltd.........................................   7,946   16,054
      Lifestyle Communities, Ltd.............................  11,268   46,242
      Lovisa Holdings, Ltd...................................   9,281   50,621
  #*  Lynas Corp., Ltd.......................................  53,657   79,400
      McMillan Shakespeare, Ltd..............................  12,105  141,970
      Mineral Resources, Ltd.................................  25,226  255,966
  #   MNF Group, Ltd.........................................   6,344   18,537

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- -----------
AUSTRALIA -- (Continued)
    Monadelphous Group, Ltd................................  17,762 $   181,761
    Navigator Global Investments, Ltd......................  11,329      36,042
#   Navitas, Ltd...........................................  48,565     175,062
    nib holdings, Ltd......................................  81,874     322,288
#   Nick Scali, Ltd........................................  11,526      42,314
    Noni B, Ltd............................................   5,058      11,105
    Northern Star Resources, Ltd...........................  41,365     258,416
*   NRW Holdings, Ltd......................................  67,832      89,086
    OFX Group, Ltd.........................................  60,218      91,601
*   OM Holdings, Ltd.......................................  55,626      53,576
    oOh!media, Ltd.........................................   5,092      17,111
    Orora, Ltd............................................. 181,001     431,357
*   Pantoro, Ltd........................................... 165,414      20,635
    Pendal Group, Ltd......................................  47,875     276,812
    Perpetual, Ltd.........................................   4,256     104,683
    Pioneer Credit, Ltd....................................   7,574      16,432
#   Platinum Asset Management, Ltd.........................  50,844     177,035
#*  Praemium, Ltd..........................................  79,053      43,317
    Pro Medicus, Ltd.......................................   9,475      61,321
    PSC Insurance Group, Ltd...............................  13,241      26,692
    PWR Holdings, Ltd......................................  10,213      27,314
    Regis Healthcare, Ltd..................................  26,148      44,460
    Regis Resources, Ltd...................................  84,659     253,954
    Sandfire Resources NL..................................  29,192     138,030
*   Saracen Mineral Holdings, Ltd.......................... 167,128     291,506
#   SeaLink Travel Group, Ltd..............................  11,321      33,947
    Service Stream, Ltd....................................  46,064      51,948
    Seven West Media, Ltd..................................  86,212      47,781
    SG Fleet Group, Ltd....................................  19,452      45,901
    SmartGroup Corp., Ltd..................................  17,714     125,441
*   Specialty Fashion Group, Ltd...........................  24,304      19,879
#   SpeedCast International, Ltd...........................  38,800      99,194
    St Barbara, Ltd........................................ 104,198     307,591
    Technology One, Ltd....................................  53,812     207,934
*   Terracom, Ltd..........................................  60,280      22,910
    Webjet, Ltd............................................  21,587     200,108
                                                                    -----------
TOTAL AUSTRALIA............................................          11,490,052
                                                                    -----------
AUSTRIA -- (0.9%)
    ANDRITZ AG.............................................  16,049     831,499
    DO & CO AG.............................................   1,744     158,129
    FACC AG................................................   2,573      45,260
    Flughafen Wien AG......................................     529      20,560
    Kapsch TrafficCom AG...................................     466      16,628
    Mayr Melnhof Karton AG.................................     296      37,463
    Oesterreichische Post AG...............................   6,855     278,267
    Schoeller-Bleckmann Oilfield Equipment AG..............   1,949     173,980
    Telekom Austria AG.....................................  32,553     241,537
                                                                    -----------
TOTAL AUSTRIA..............................................           1,803,323
                                                                    -----------
BELGIUM -- (1.6%)
*   AGFA-Gevaert NV........................................  42,283     188,779
#*  Argenx SE..............................................   5,132     407,230
    Barco NV...............................................   1,683     191,637
    bpost SA...............................................  19,928     302,439
    EVS Broadcast Equipment SA.............................     558      12,404
    Fagron.................................................   8,981     146,075
*   Galapagos NV...........................................   7,154     734,940

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 BELGIUM -- (Continued)
 *   Galapagos NV...........................................     240 $   24,657
     Jensen-Group NV........................................     796     27,937
     Kinepolis Group NV.....................................   3,346    179,624
     Lotus Bakeries.........................................      68    175,463
 #   Melexis NV.............................................   4,009    263,668
     Orange Belgium SA......................................   1,289     23,148
     Picanol................................................      84      7,541
     Recticel SA............................................   1,856     14,439
     Resilux................................................     219     31,976
     Sioen Industries NV....................................   1,464     35,525
     TER Beke SA............................................     123     20,014
 *   Tessenderlo Group SA...................................   5,906    207,908
     Van de Velde NV........................................   1,365     34,036
                                                                     ----------
 TOTAL BELGIUM..............................................          3,029,440
                                                                     ----------
 CANADA -- (8.6%)
 *   5N Plus, Inc...........................................  17,900     40,248
 #   AG Growth International, Inc...........................   3,200    142,857
 *   Aimia, Inc.............................................   9,219     27,662
 #   AirBoss of America Corp................................   3,200     28,732
     Altus Group, Ltd.......................................   8,947    195,802
 #   Andrew Peller, Ltd., Class A...........................   8,000     90,911
 *   Aritzia, Inc...........................................   9,100    133,896
 *   Australis Capital, Inc.................................     834      1,039
 *   B2Gold Corp............................................ 132,513    327,143
 #   Badger Daylighting, Ltd................................   9,038    182,621
 *   Baytex Energy Corp.....................................  13,946     28,497
     BMTC Group, Inc........................................   1,300     14,793
     Boralex, Inc., Class A.................................  11,800    152,380
     Calian Group, Ltd......................................   1,500     29,523
 *   Canfor Corp............................................   8,799    126,392
     Canfor Pulp Products, Inc..............................   5,972     99,892
     CanWel Building Materials Group, Ltd...................   9,300     34,192
 *   Celestica, Inc.........................................      52        540
 #   CES Energy Solutions Corp..............................  13,975     37,049
 #   Cineplex, Inc..........................................  12,189    336,009
 #   Clearwater Seafoods, Inc...............................   4,851     20,156
     Cogeco Communications, Inc.............................   1,747     85,661
     Cogeco, Inc............................................   1,000     46,944
     Colliers International Group, Inc......................   7,519    510,615
     Computer Modelling Group, Ltd..........................  17,556    105,087
     Corby Spirit and Wine, Ltd.............................   2,600     38,118
     Cott Corp..............................................  27,449    413,262
 *   CRH Medical Corp.......................................  17,865     55,639
 *   Descartes Systems Group, Inc. (The)....................   7,542    230,766
 #*  Endeavour Silver Corp..................................  32,000     64,416
     Enerplus Corp..........................................  47,288    440,030
     Enghouse Systems, Ltd..................................   4,507    249,444
 #   Evertz Technologies, Ltd...............................   6,300     77,575
 #   Exchange Income Corp...................................   3,800     87,232
     Exco Technologies, Ltd.................................   4,161     29,174
 #   Extendicare, Inc.......................................  18,925    105,806
     First National Financial Corp..........................   3,437     70,335
     FirstService Corp......................................   7,005    513,915
     Gamehost, Inc..........................................   2,400     18,705
 #   Gluskin Sheff & Associates, Inc........................   7,247     61,766
     goeasy, Ltd............................................   1,930     63,231
 *   Golden Star Resources, Ltd.............................  18,296     64,487
 *   Great Canadian Gaming Corp.............................  13,227    426,013

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  CANADA -- (Continued)
  *   IBI Group, Inc.........................................  3,700 $ 11,299
      Information Services Corp..............................  2,603   29,363
      Innergex Renewable Energy, Inc......................... 21,217  196,786
  *   Interfor Corp..........................................  1,500   16,590
  #   Intertape Polymer Group, Inc........................... 13,646  180,260
      Jamieson Wellness, Inc.................................  4,019   69,148
  #   Just Energy Group, Inc................................. 22,600   73,305
  *   Kinaxis, Inc...........................................  5,450  367,956
      Kirkland Lake Gold, Ltd................................ 25,993  510,007
  #   Labrador Iron Ore Royalty Corp......................... 13,300  288,944
  *   Largo Resources, Ltd................................... 33,700  102,141
      Lassonde Industries, Inc., Class A.....................    600  105,826
      Leon's Furniture, Ltd..................................  3,932   51,732
      Logistec Corp., Class B................................    800   31,205
  #   Lucara Diamond Corp.................................... 59,400   98,365
      Magellan Aerospace Corp................................  2,900   41,855
      Maple Leaf Foods, Inc.................................. 13,006  295,795
  #   Mediagrif Interactive Technologies, Inc................  1,500   12,078
  #   Medical Facilities Corp................................  7,447   79,309
      Morneau Shepell, Inc................................... 13,100  271,463
      Mountain Province Diamonds, Inc........................ 22,790   38,432
      MTY Food Group, Inc....................................  4,427  228,383
      Mullen Group, Ltd...................................... 11,054  115,036
  #   NFI Group, Inc......................................... 11,983  404,242
      Norbord, Inc...........................................  6,736  171,771
      North American Construction Group, Ltd.................  3,800   40,498
      North West Co., Inc. (The)............................. 11,176  243,649
      Northland Power, Inc................................... 23,466  360,961
  *   NuVista Energy, Ltd.................................... 37,780  152,101
      Pan American Silver Corp............................... 27,500  405,048
  *   Parex Resources, Inc................................... 33,745  491,391
      Parkland Fuel Corp..................................... 25,400  853,002
      Pason Systems, Inc..................................... 16,450  248,290
  #*  Photon Control, Inc.................................... 26,632   35,200
  #*  Points International, Ltd..............................  2,400   29,917
      Pollard Banknote, Ltd..................................  1,400   25,959
      Premium Brands Holdings Corp...........................  5,900  396,769
  #   Pulse Seismic, Inc..................................... 15,400   26,438
      Recipe Unlimited Corp..................................  3,600   74,272
  #   Richelieu Hardware, Ltd................................ 12,397  237,873
  #   Rogers Sugar, Inc...................................... 21,000   84,705
  *   Roxgold, Inc........................................... 55,900   34,819
      Russel Metals, Inc..................................... 11,900  220,020
      Savaria Corp...........................................  6,400   82,549
      Secure Energy Services, Inc............................  8,400   54,747
      ShawCor, Ltd........................................... 14,110  255,951
  *   Sierra Metals, Inc.....................................  6,600   15,742
      Sleep Country Canada Holdings, Inc.....................  8,349  168,445
  #   Sprott, Inc............................................ 30,300   69,279
      Stantec, Inc........................................... 18,060  470,003
      Stella-Jones, Inc......................................  8,978  287,525
      Superior Plus Corp..................................... 31,436  282,493
  *   TeraGo, Inc............................................  1,900   14,043
      TFI International, Inc................................. 17,014  566,207
      Transcontinental, Inc., Class A........................  8,000  131,687
      Uni-Select, Inc........................................  2,600   42,798
      Wajax Corp.............................................  3,200   56,807
  *   Wesdome Gold Mines, Ltd................................ 33,900   97,597
      Western Forest Products, Inc........................... 60,508   80,895

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 CANADA -- (Continued)
     Westshore Terminals Investment Corp....................  9,841 $   179,410
     Winpak, Ltd............................................  5,847     202,843
 *   Yangarra Resources, Ltd................................  8,706      24,866
     ZCL Composites, Inc....................................  4,900      24,938
                                                                    -----------
 TOTAL CANADA...............................................         16,669,583
                                                                    -----------
 DENMARK -- (2.4%)
     Ambu A.S., Class B..................................... 31,039     646,595
 *   Bang & Olufsen A.S.....................................  3,808      79,107
     Brodrene Hartmann A.S..................................    517      24,560
     Columbus A.S...........................................  4,977      11,816
     DFDS A.S...............................................  6,306     269,900
     GN Store Nord A.S...................................... 30,923   1,311,712
 *   Nilfisk Holding A.S....................................  5,417     212,629
     NNIT A.S...............................................  2,502      70,750
     Royal Unibrew A.S...................................... 10,392     737,439
     RTX A.S................................................  1,601      41,785
     SimCorp A.S............................................  8,945     688,721
     Topdanmark A.S......................................... 11,942     567,646
                                                                    -----------
 TOTAL DENMARK..............................................          4,662,660
                                                                    -----------
 FINLAND -- (2.0%)
     Alma Media Oyj.........................................  7,507      55,944
     Amer Sports Oyj........................................ 18,884     701,952
     Asiakastieto Group Oyj.................................    370      12,171
     Elisa Oyj..............................................  9,075     361,058
     F-Secure Oyj...........................................  5,383      14,040
 #   Huhtamaki Oyj..........................................  9,723     272,608
     Lassila & Tikanoja Oyj.................................  5,531      99,508
     Nokian Renkaat Oyj..................................... 19,772     628,915
     Olvi Oyj, Class A......................................  2,476      82,848
     Oriola Oyj, Class B.................................... 17,922      54,743
     Orion Oyj, Class A.....................................  4,222     146,084
     Orion Oyj, Class B..................................... 15,778     542,752
     Ponsse Oyj.............................................  1,930      59,360
     Ramirent Oyj...........................................  2,694      19,668
     Raute Oyj, Class A.....................................    294       8,327
     Revenio Group Oyj......................................  3,492      50,630
     Sanoma Oyj.............................................    987      11,121
     Tieto Oyj.............................................. 12,010     386,591
     Tokmanni Group Corp....................................  5,973      48,449
     Uponor Oyj.............................................  2,089      22,624
 #   Vaisala Oyj, Class A...................................  2,760      54,030
     Valmet Oyj............................................. 12,236     278,600
                                                                    -----------
 TOTAL FINLAND..............................................          3,912,023
                                                                    -----------
 FRANCE -- (4.1%)
     Akka Technologies......................................  2,788     183,656
     Alten SA...............................................  6,771     652,524
     Assystem...............................................  1,349      39,199
     Aubay..................................................  1,390      49,463
 #   Bastide le Confort Medical.............................    726      28,812
     Beneteau SA............................................  4,921      81,585
     Boiron SA..............................................  1,326      79,393
     Bonduelle SCA..........................................  1,589      56,364
     Catering International Services........................    642       8,974
 *   Cegedim SA.............................................  1,355      33,879
     Cie Plastic Omnium SA.................................. 11,344     315,388

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 FRANCE -- (Continued)
     Devoteam SA............................................  1,294 $  142,363
     Elior Group SA.........................................  2,954     42,491
     Euronext NV............................................ 13,342    820,966
 #   Europcar Mobility Group................................ 16,430    155,470
     Eutelsat Communications SA............................. 25,475    515,986
     Exel Industries, Class A...............................    334     25,576
 *   Fnac Darty SA (V7VQL46)................................    510     36,258
     Gaztransport Et Technigaz SA...........................  4,130    305,248
     Getlink................................................  3,831     48,187
     Groupe Crit............................................    392     26,205
     Guerbet................................................  1,289     81,765
 *   ID Logistics Group.....................................    627    105,800
     Ingenico Group SA...................................... 11,436    809,383
     Kaufman & Broad SA.....................................  4,264    174,880
     Lagardere SCA.......................................... 22,782    622,740
     Lectra.................................................  6,494    137,510
     Linedata Services......................................    571     19,575
     LISI...................................................  4,040    117,669
     LNA Sante SA...........................................    778     41,144
     Maisons du Monde SA....................................  9,330    233,892
     Manitou BF SA..........................................  2,949     83,046
     Metropole Television SA................................  8,527    165,047
     Oeneo SA...............................................  5,371     54,344
     Robertet SA............................................    210    124,613
     Societe BIC SA.........................................  5,343    511,502
     Societe pour l'Informatique Industrielle...............  1,726     43,230
 *   SOITEC.................................................  4,346    309,672
     Somfy SA...............................................  1,627    125,798
     Stef SA................................................    602     55,162
     Synergie SA............................................  1,645     50,193
 #   Tarkett SA.............................................  7,541    165,667
 #*  Tessi SA...............................................    242     35,836
 #   Thermador Groupe.......................................  1,570     84,371
     Trigano SA.............................................  1,725    175,134
     Union Financiere de France BQE SA......................    967     29,451
                                                                    ----------
 TOTAL FRANCE...............................................         8,005,411
                                                                    ----------
 GERMANY -- (6.0%)
     All for One Steeb AG...................................    457     27,211
     Allgeier SE............................................  1,532     55,697
     Amadeus Fire AG........................................  1,290    147,577
     Atoss Software AG......................................    339     29,094
     Basler AG..............................................    591    104,558
     Bechtle AG.............................................  6,771    601,315
     bet-at-home.com AG.....................................    500     29,046
     Borussia Dortmund GmbH & Co. KGaA...................... 11,347    122,853
     CANCOM SE..............................................  6,216    253,449
     CECONOMY AG............................................ 30,655    156,637
     CENIT AG...............................................  2,561     44,017
     Cewe Stiftung & Co. KGAA...............................  1,370    107,329
     CompuGroup Medical SE..................................  5,555    313,774
     CTS Eventim AG & Co. KGaA.............................. 13,153    493,106
     Data Modul AG..........................................    108      7,776
 *   DEAG Deutsche Entertainment AG.........................  3,168     11,093
     Diebold Nixdorf AG.....................................  1,658    107,361
     Dr Hoenle AG...........................................  1,077     84,058
     Duerr AG...............................................  8,294    295,551
     Eckert & Ziegler AG....................................    230     12,723
     EDAG Engineering Group AG..............................  1,829     36,241

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares     Value>>
                                                            --------- -----------
GERMANY -- (Continued)
    Energiekontor AG.......................................     1,600 $    25,608
    Fielmann AG............................................     5,983     371,123
    Freenet AG.............................................     7,517     169,079
    Gerresheimer AG........................................     6,348     447,379
    GFT Technologies SE....................................     2,544      29,200
    GRENKE AG..............................................       740      70,968
    Hamburger Hafen und Logistik AG........................     5,289     112,037
    Hawesko Holding AG.....................................       423      21,102
*   Heidelberger Druckmaschinen AG.........................    36,744      85,121
    Hugo Boss AG...........................................    14,594   1,042,938
    Isra Vision AG.........................................     3,848     165,062
    Jenoptik AG............................................     8,020     242,757
    Koenig & Bauer AG......................................     1,538      75,128
    Krones AG..............................................       175      15,646
    KWS Saat SE............................................        38      12,910
*   LPKF Laser & Electronics AG............................     1,127       8,170
    Nemetschek SE..........................................     4,433     582,751
    Nexus AG...............................................     3,242      88,510
    Norma Group SE.........................................     6,510     351,487
    OHB SE.................................................     1,179      41,845
    Pfeiffer Vacuum Technology AG..........................     1,553     193,104
    ProSiebenSat.1 Media SE................................    32,597     752,713
    PSI Software AG........................................     2,018      36,074
    QSC AG.................................................    24,200      42,625
    Rational AG............................................       205     118,692
    S&T AG.................................................    10,105     251,135
    Scout24 AG.............................................    19,365     802,551
    Secunet Security Networks AG...........................       276      29,004
    Siltronic AG...........................................     4,404     403,339
    Sixt SE................................................     2,557     259,932
    Software AG............................................     8,314     372,215
    Stabilus SA............................................     4,993     334,602
    STRATEC Biomedical AG..................................       976      64,073
    Stroeer SE & Co. KGaA..................................     6,399     334,482
    Takkt AG...............................................     4,021      68,305
    Technotrans SE, Class C................................     1,325      47,239
    Washtec AG.............................................     2,642     203,596
    XING SE................................................       615     184,912
                                                                      -----------
TOTAL GERMANY..............................................            11,497,880
                                                                      -----------
HONG KONG -- (2.2%)
#   Agritrade Resources, Ltd...............................   425,000      84,710
    Alltronics Holdings, Ltd...............................    63,000      10,370
*   Brightoil Petroleum Holdings, Ltd......................   474,000      90,666
    Cafe de Coral Holdings, Ltd............................    58,000     125,701
#*  Camsing International Holding, Ltd.....................    80,000      62,945
    China Display Optoelectronics Technology Holdings, Ltd.    88,000       7,887
#   China Goldjoy Group, Ltd............................... 1,120,000      45,857
*   China Shandong Hi-Speed Financial Group, Ltd........... 1,464,000      46,230
*   Chong Kin Group Holdings, Ltd..........................    30,000      16,574
    Chow Sang Sang Holdings International, Ltd.............    22,000      35,678
    CK Life Sciences Intl Holdings, Inc....................   216,000      10,878
    Convenience Retail Asia, Ltd...........................    58,000      24,424
*   Cosmopolitan International Holdings, Ltd...............   280,000      46,151
    Eagle Nice International Holdings, Ltd.................    28,000      11,250
    Fairwood Holdings, Ltd.................................    16,500      55,007
    Giordano International, Ltd............................   216,000      95,986
#*  Gold-Finance Holdings, Ltd.............................   214,000      47,790
    Goodbaby International Holdings, Ltd...................    20,000       6,206

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 HONG KONG -- (Continued)
     Haitong International Securities Group, Ltd............   2,167 $      710
     HKBN, Ltd.............................................. 171,500    257,469
     Hong Kong Aircraft Engineering Co., Ltd................   3,200     29,196
 #   Honma Golf, Ltd........................................  19,000     15,172
     IGG, Inc............................................... 151,000    160,076
     International Housewares Retail Co., Ltd...............  77,000     16,238
     IT, Ltd................................................  78,000     35,786
     Jacobson Pharma Corp., Ltd............................. 130,000     26,820
     Johnson Electric Holdings, Ltd.........................  29,375     65,889
     Karrie International Holdings, Ltd..................... 126,000     15,278
     Li & Fung, Ltd......................................... 792,000    157,182
     Lifestyle International Holdings, Ltd.................. 131,500    227,394
     L'Occitane International SA............................  61,000    114,246
 *   LT Commercial Real Estate, Ltd.........................  16,000     11,002
     Luk Fook Holdings International, Ltd...................  59,000    194,680
     Man Wah Holdings, Ltd.................................. 280,000    129,205
     Meilleure Health International Industry Group, Ltd..... 276,000     14,510
     Microport Scientific Corp..............................  66,000     78,794
     Nanfang Communication Holdings, Ltd....................  40,000     26,139
 *   NEW Concepts Holdings, Ltd.............................  48,000     16,022
 *   Nimble Holdings Co., Ltd............................... 120,000     10,340
     Pacific Textiles Holdings, Ltd......................... 137,000    138,348
     PC Partner Group, Ltd..................................  20,000      7,375
     Perfect Shape Medical, Ltd............................. 104,000     25,728
     Pico Far East Holdings, Ltd............................ 138,000     46,694
 *   Rare Earth Magnesium Technology Group Holdings, Ltd.... 360,000     14,275
 #*  Realord Group Holdings, Ltd............................ 100,000     58,043
     Regina Miracle International Holdings, Ltd.............  56,000     28,187
     Sa Sa International Holdings, Ltd...................... 203,979     78,591
     SITC International Holdings Co., Ltd................... 200,000    146,945
     SmarTone Telecommunications Holdings, Ltd..............  72,500    100,777
 #   SUNeVision Holdings, Ltd............................... 102,000     55,079
 *   Synergy Group Holdings International, Ltd.............. 106,000     16,787
 #   TK Group Holdings, Ltd.................................  56,000     29,887
 #*  TOM Group, Ltd.........................................  96,000     23,582
     Tradelink Electronic Commerce, Ltd.....................  60,000      8,731
     Union Medical Healthcare, Ltd..........................  36,000     18,199
     United Laboratories International Holdings, Ltd. (The). 110,000     76,447
     Value Partners Group, Ltd.............................. 154,000    114,856
     Vitasoy International Holdings, Ltd.................... 134,000    427,179
 #   VPower Group International Holdings, Ltd............... 102,000     40,139
     VSTECS Holdings, Ltd...................................  56,000     26,582
     VTech Holdings, Ltd....................................  28,900    339,529
                                                                     ----------
 TOTAL HONG KONG............................................          4,248,418
                                                                     ----------
 IRELAND -- (0.4%)
     Datalex P.L.C..........................................   6,850     16,855
     Glanbia P.L.C..........................................  29,000    512,731
     Irish Continental Group P.L.C..........................  24,780    146,002
     Kingspan Group P.L.C...................................   1,729     75,121
                                                                     ----------
 TOTAL IRELAND..............................................            750,709
                                                                     ----------
 ISRAEL -- (0.9%)
     Arad, Ltd..............................................   1,080     12,733
 *   Arko Holdings, Ltd.....................................  52,376     26,978
     AudioCodes, Ltd........................................   4,032     49,781
     Avgol Industries 1953, Ltd.............................  10,796     11,161
     Bet Shemesh Engines Holdings 1997, Ltd.................     961     22,574

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 ISRAEL -- (Continued)
 *   Cellcom Israel, Ltd....................................   4,266 $   26,886
     Danel Adir Yeoshua, Ltd................................     863     41,204
     Delek Automotive Systems, Ltd..........................   7,090     40,008
     Delta-Galil Industries, Ltd............................   1,655     46,512
     Direct Insurance Financial Investments, Ltd............   2,512     28,351
     Electra Consumer Products 1970, Ltd....................     992     10,724
     Electra, Ltd...........................................     357     86,303
 *   Energix-Renewable Energies, Ltd........................  27,710     31,314
     FMS Enterprises Migun, Ltd.............................     713     18,039
 *   Gilat Satellite Networks, Ltd..........................   2,953     28,018
     Hadera Paper, Ltd......................................     472     34,525
     Hamlet Israel-Canada, Ltd..............................   1,063     26,682
     Hilan, Ltd.............................................   3,470     81,541
     IDI Insurance Co., Ltd.................................   1,510     84,873
 #   Inrom Construction Industries, Ltd.....................  11,160     39,043
 *   Kamada, Ltd............................................   4,867     26,114
     Kerur Holdings, Ltd....................................   1,026     26,318
     Klil Industries, Ltd...................................     118     10,049
     Magic Software Enterprises, Ltd........................   3,253     27,036
     Malam - Team, Ltd......................................     157     16,197
     Matrix IT, Ltd.........................................   7,751     90,250
     Maytronics, Ltd........................................   9,272     57,319
     Naphtha Israel Petroleum Corp., Ltd....................   5,494     34,463
 *   Nova Measuring Instruments, Ltd........................   5,167    114,002
 *   NR Spuntech Industries, Ltd............................   4,107     11,981
     One Software Technologies, Ltd.........................     335     12,806
 *   Partner Communications Co., Ltd........................  19,939    100,782
     Plasson Industries, Ltd................................     442     20,858
     Rami Levy Chain Stores Hashikma Marketing 2006, Ltd....   1,212     61,765
     Scope Metals Group, Ltd................................   1,256     33,809
     Shapir Engineering and Industry, Ltd...................  19,266     70,329
 *   Shikun & Binui, Ltd....................................  29,357     55,924
     Shufersal, Ltd.........................................  26,789    170,060
 *   SodaStream International, Ltd..........................     491     70,320
 *   Suny Cellular Communication, Ltd.......................  19,647     10,049
     Tadiran Holdings, Ltd..................................     394      9,851
                                                                     ----------
 TOTAL ISRAEL...............................................          1,777,532
                                                                     ----------
 ITALY -- (3.9%)
     A2A SpA................................................ 224,860    362,329
     ACEA SpA...............................................   6,999     91,881
     Amplifon SpA...........................................  17,062    302,241
     Aquafil SpA............................................   2,273     26,384
     Autogrill SpA..........................................  28,150    276,758
 #   Azimut Holding SpA.....................................  23,546    289,913
     B&C Speakers SpA.......................................   1,234     15,780
     Banca Farmafactoring SpA...............................  15,735     80,939
 #   Banca Generali SpA.....................................  11,426    220,001
 #   BE.....................................................  22,330     21,105
     Biesse SpA.............................................   3,081     70,819
     Brembo SpA.............................................  29,404    325,529
     Brunello Cucinelli SpA.................................   7,136    244,263
 #   Carraro SpA............................................   9,648     21,406
     Cerved Group SpA.......................................  38,561    307,517
     Datalogic SpA..........................................   4,411    129,539
     De' Longhi SpA.........................................  14,317    378,888
     DiaSorin SpA...........................................   4,783    453,682
     Enav SpA...............................................  41,065    185,096
 *   Fiera Milano SpA.......................................   3,050     13,175

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 ITALY -- (Continued)
     Fila SpA...............................................  2,691 $   47,891
     FinecoBank Banca Fineco SpA............................ 34,944    365,222
 #   Gruppo MutuiOnline SpA.................................  5,465     97,383
     Industria Macchine Automatiche SpA.....................  3,727    223,497
     Interpump Group SpA.................................... 16,055    463,188
 #*  Juventus Football Club SpA............................. 87,086     92,203
     Maire Tecnimont SpA.................................... 30,962    135,346
     MARR SpA...............................................  7,262    175,725
 *   Mediaset SpA........................................... 72,917    219,413
     Moncler SpA............................................  6,001    208,401
     Piaggio & C SpA........................................ 16,625     35,574
     Prysmian SpA........................................... 21,407    415,867
     RAI Way SpA............................................ 19,759    102,263
     Reno de Medici SpA..................................... 33,911     33,236
     Reply SpA..............................................  3,989    221,045
 *   Rizzoli Corriere Della Sera Mediagroup SpA............. 15,992     16,253
     Sabaf SpA..............................................    801     11,856
     SAES Getters SpA.......................................  1,916     38,399
     Salvatore Ferragamo SpA................................  9,134    216,063
     Saras SpA.............................................. 78,576    153,423
     Sesa SpA...............................................    841     22,797
     SOL SpA................................................  4,287     51,606
     Technogym SpA.......................................... 18,980    207,268
     Unieuro SpA............................................  1,241     15,030
     Zignago Vetro SpA......................................  6,112     56,862
                                                                    ----------
 TOTAL ITALY................................................         7,443,056
                                                                    ----------
 JAPAN -- (23.6%)
 #   A&D Co., Ltd...........................................  2,600     18,876
     Abist Co., Ltd.........................................    400     13,123
 #   Adastria Co., Ltd......................................  6,700    109,175
     Ad-sol Nissin Corp.....................................  1,300     24,668
 #   Adtec Plasma Technology Co., Ltd.......................  1,200     12,323
     Advance Create Co., Ltd................................  1,900     35,286
 #   Advantage Risk Management Co., Ltd.....................  1,800     16,164
 #   Adventure, Inc.........................................    900     59,351
     Aeon Delight Co., Ltd..................................  3,700    123,534
     Aeon Fantasy Co., Ltd..................................  1,600     50,000
     Aeon Hokkaido Corp.....................................  3,300     23,298
     Ai Holdings Corp.......................................  7,900    150,695
     AIT Corp...............................................  2,100     19,717
     Ajis Co., Ltd..........................................  1,000     31,648
 #   Akatsuki, Inc..........................................  1,300     51,056
 #*  Akebono Brake Industry Co., Ltd........................ 18,300     36,800
     Alconix Corp...........................................      1         11
 #*  Allied Telesis Holdings KK............................. 11,300     10,848
 *   AlphaPolis Co., Ltd....................................    100      1,635
     Altech Corp............................................  3,700     74,043
     Amano Corp............................................. 10,400    221,140
     Amiyaki Tei Co., Ltd...................................    800     28,172
     Amuse, Inc.............................................  1,700     43,327
     Anest Iwata Corp.......................................  6,500     61,943
     Anicom Holdings, Inc...................................  3,200    101,668
     AOI TYO Holdings, Inc..................................  4,500     49,814
     Aoyama Zaisan Networks Co., Ltd........................  2,300     32,146
 #   Apaman Co., Ltd........................................  3,000     31,052
     Arata Corp.............................................  1,400     63,577
     Arcland Service Holdings Co., Ltd......................  2,800     57,394
 #   Arealink Co., Ltd......................................  1,800     26,568

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Argo Graphics, Inc.....................................    900 $ 34,100
      ArtSpark Holdings, Inc.................................  1,500   14,820
      Asahi Co., Ltd.........................................  3,400   40,876
      Asante, Inc............................................  1,100   21,922
  #   ASKUL Corp.............................................  4,700  129,843
  #   Asukanet Co., Ltd......................................  1,900   21,518
      Ateam, Inc.............................................  2,300   43,818
  #   Atom Corp.............................................. 20,100  178,370
  #*  Atrae, Inc.............................................  1,200   21,403
      Aucnet, Inc............................................  1,700   17,850
      Avant Corp.............................................    700    9,566
      Avex, Inc..............................................  6,700   90,154
      Axial Retailing, Inc...................................  2,700   88,465
      Baroque Japan, Ltd.....................................  1,700   15,391
      BayCurrent Consulting, Inc.............................  2,800   57,265
  *   Beaglee, Inc...........................................  1,000   11,737
  #   Beenos, Inc............................................  2,700   40,112
      Belc Co., Ltd..........................................  2,100  107,239
      Bell System24 Holdings, Inc............................  7,200   95,105
      Benefit One, Inc.......................................    800   20,621
  #*  Bengo4.com, Inc........................................  1,400   38,869
  #   Billing System Corp....................................    100    6,392
      BML, Inc...............................................  5,100  140,542
      Bourbon Corp...........................................  2,000   35,858
      BP Castrol K.K.........................................  2,300   29,512
  #   Br Holdings Corp.......................................  6,000   22,811
  *   BrainPad, Inc..........................................  1,000   45,787
  #   Broadleaf Co., Ltd..................................... 17,100   98,752
      BRONCO BILLY Co., Ltd..................................  2,300   59,453
      Business Brain Showa-Ota, Inc..........................  1,100   21,739
  #   Can Do Co., Ltd........................................  2,200   32,291
      Career Design Center Co., Ltd..........................  1,000   13,650
  #   CareerIndex, Inc.......................................  1,400   19,343
      Central Automotive Products, Ltd.......................  2,600   35,396
  #   Central Security Patrols Co., Ltd......................  1,400   65,734
      Central Sports Co., Ltd................................  1,300   45,402
      Ceres, Inc.............................................  1,300   22,592
      Charm Care Corp. KK....................................  1,100   15,408
  #   Chikaranomoto Holdings Co., Ltd........................  1,900   15,203
      CHIMNEY Co., Ltd.......................................  1,500   36,849
      Ci:z Holdings Co., Ltd.................................  5,800  300,547
      CKD Corp...............................................  5,400   62,133
  #   Clarion Co., Ltd.......................................  5,200  114,002
      CMIC Holdings Co., Ltd.................................  2,100   38,989
      cocokara fine, Inc.....................................  3,600  198,158
      Colowide Co., Ltd...................................... 11,800  287,314
      Computer Engineering & Consulting, Ltd.................  4,900  105,428
      Comture Corp...........................................  1,900   57,883
      CONEXIO Corp...........................................  3,900   56,271
      Core Corp..............................................    900   10,785
      Cota Co., Ltd..........................................  2,860   37,724
      CRE, Inc...............................................  1,600   14,111
  #   Create Restaurants Holdings, Inc.......................  9,000   95,469
      Create SD Holdings Co., Ltd............................  5,500  139,327
  #   Creek & River Co., Ltd.................................  2,400   22,140
  #   Cresco, Ltd............................................  1,400   39,539
      CTS Co., Ltd...........................................  6,800   36,602
      Cube System, Inc.......................................  1,300    9,920
      Cybozu, Inc............................................  5,000   31,828

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Daihen Corp............................................  3,000 $ 70,320
      Dai-Ichi Cutter Kogyo K.K..............................  1,000   19,841
      Daiichi Kigenso Kagaku-Kogyo Co., Ltd..................  3,000   29,463
      Daiken Corp............................................  2,400   43,945
      Daiken Medical Co., Ltd................................  3,200   23,833
      Daiki Axis Co., Ltd....................................  1,100   12,729
      Daikokutenbussan Co., Ltd..............................  1,000   37,409
  #   Daio Paper Corp........................................  9,000  116,684
      Daiohs Corp............................................  1,200   14,019
      Daiseki Co., Ltd.......................................  6,600  155,986
      Daiseki Eco. Solution Co., Ltd.........................  1,300   10,420
      Daito Pharmaceutical Co., Ltd..........................  2,000   60,073
      Daitron Co., Ltd.......................................  1,900   32,586
      Daiwabo Holdings Co., Ltd..............................  3,100  182,896
      Daiyu Lic Holdings Co., Ltd............................    900    8,517
      DD Holdings Co., Ltd...................................    500   10,039
  #   Dear Life Co., Ltd.....................................  3,500   17,127
      Densan System Co., Ltd.................................    600   11,636
  #   Descente, Ltd..........................................  6,700  175,433
  #   Dexerials Corp......................................... 10,400   89,276
  #   Digital Arts, Inc......................................  2,100   96,044
  #   Digital Hearts Holdings Co., Ltd.......................  2,800   34,757
  #   Digital Information Technologies Corp..................  1,000   13,002
      Dip Corp...............................................  6,800  147,586
      DKS Co., Ltd...........................................    400    8,773
      DMG Mori Co., Ltd...................................... 20,700  298,663
  #   Double Standard, Inc...................................    600   26,546
      Dream Incubator, Inc...................................  1,800   28,787
      DTS Corp...............................................  4,400  152,869
      Dvx, Inc...............................................  1,700   20,059
      Earth Corp.............................................  2,300  104,625
  #   EAT&Co, Ltd............................................    600    8,919
      Eco's Co., Ltd.........................................  1,600   28,075
      EF-ON, Inc.............................................  1,919   18,422
      eGuarantee, Inc........................................  4,400   41,086
  #*  E-Guardian, Inc........................................  2,300   48,744
  #   Elan Corp..............................................  1,200   29,389
      Elecom Co., Ltd........................................  3,500   82,866
      EM Systems Co., Ltd....................................  4,000   40,944
  *   Eneres Co., Ltd........................................  6,400   39,428
  *   Enigmo, Inc............................................  2,800   49,979
  *   Enshu, Ltd.............................................  1,400   18,142
      EPS Holdings, Inc......................................  6,800  132,780
  #   ES-Con Japan, Ltd......................................  8,800   52,138
      Escrow Agent Japan, Inc................................  3,500   14,621
      F&M Co., Ltd...........................................  1,000   10,200
      F@N Communications, Inc................................  9,900   54,888
      FCC Co., Ltd...........................................  6,400  158,502
  #*  FDK Corp...............................................  1,700   17,092
      Feed One Co., Ltd...................................... 20,300   34,553
  #*  FFRI, Inc..............................................    600   18,735
      Financial Products Group Co., Ltd...................... 12,800  124,961
  #   FINDEX, Inc............................................  2,300   13,141
      First Brothers Co., Ltd................................    400    4,584
      First-corp, Inc........................................  1,200   11,200
  #   Fixstars Corp..........................................  4,000   43,392
      Forval Corp............................................  1,800   16,526
  #   Freebit Co., Ltd.......................................  2,100   16,536
      Freund Corp............................................  1,300   10,109

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #*  Fronteo, Inc...........................................  2,700 $ 19,975
  #   FTGroup Co., Ltd.......................................  2,600   32,901
      Fudo Tetra Corp........................................  3,140   47,770
      Fuji Corp. (6163543)...................................  1,300   23,883
      Fuji Kyuko Co., Ltd....................................  4,700  137,178
      Fuji Pharma Co., Ltd...................................  3,800   59,787
      Fuji Seal International, Inc...........................  8,100  245,708
      Fujibo Holdings, Inc...................................  1,800   52,444
      Fujimori Kogyo Co., Ltd................................  1,300   37,819
      Fujio Food System Co., Ltd.............................  2,200   40,064
      Fujita Kanko, Inc......................................  1,600   43,664
      Fujitsu General, Ltd................................... 11,600  173,767
      Fukuda Denshi Co., Ltd.................................  1,600  101,045
      Fukui Computer Holdings, Inc...........................  1,800   28,642
      Fukushima Industries Corp..............................  2,500  113,877
      FULLCAST Holdings Co., Ltd.............................  5,400  101,484
      Funai Soken Holdings, Inc..............................  8,330  176,138
      Furukawa Battery Co., Ltd. (The).......................  4,000   30,128
      Furuya Metal Co., Ltd..................................    500   30,259
      Furyu Corp.............................................  1,300   10,433
  #   Fuso Chemical Co., Ltd.................................  3,600   72,271
      Futaba Industrial Co., Ltd.............................  6,200   33,877
      Future Corp............................................  5,500   74,857
      G-7 Holdings, Inc......................................  1,200   27,226
      Gakkyusha Co., Ltd.....................................  1,800   27,493
      Gakujo Co., Ltd........................................  1,800   23,680
      GCA Corp...............................................  4,200   33,592
      Genki Sushi Co., Ltd...................................  1,000   54,091
      Genky DrugStores Co., Ltd..............................  1,200   38,829
      Giken, Ltd.............................................  3,100  104,438
  #   GLOBERIDE, Inc.........................................  2,100   50,478
      GMO Cloud K.K..........................................    700   19,009
      GMO Financial Holdings, Inc............................  5,700   36,836
      GMO internet, Inc...................................... 15,000  214,356
      Goldwin, Inc...........................................  2,200  156,824
      Golf Digest Online, Inc................................  2,100   17,412
  #   Good Com Asset Co., Ltd................................  1,500   20,594
  #   Grace Technology, Inc..................................  1,200   29,179
      Greens Co., Ltd........................................    800    9,847
      GS Yuasa Corp.......................................... 12,200  250,432
  #   GungHo Online Entertainment, Inc....................... 68,400  123,658
  *   Gunosy, Inc............................................  2,200   58,010
      Gurunavi, Inc..........................................  4,700   35,868
      HABA Laboratories, Inc.................................    500   35,905
  #   Hagihara Industries, Inc...............................  2,400   35,600
      Hakudo Co., Ltd........................................  1,700   26,807
      Halows Co., Ltd........................................  1,300   28,383
      Hamakyorex Co., Ltd....................................  3,000   96,867
  #   Hamee Corp.............................................  1,100   16,495
      Handsman Co., Ltd......................................    700    6,830
      Harada Industry Co., Ltd...............................  2,000   14,384
      Hazama Ando Corp....................................... 26,700  184,373
  #   Helios Techno Holdings Co., Ltd........................  4,900   33,959
      Hibino Corp............................................  1,000   12,457
      Hiday Hidaka Corp......................................  5,077   99,037
      Hinokiya Group Co., Ltd................................  1,400   33,851
      Hioki EE Corp..........................................  1,800   63,684
  #   Hiramatsu, Inc.........................................  6,500   27,170
  #   Hirata Corp............................................  1,600   98,655

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Hirose Tusyo, Inc......................................    400 $  7,783
  #   HIS Co., Ltd...........................................  7,000  213,195
  #   Hito Communications, Inc...............................  1,300   22,996
      Hochiki Corp...........................................  3,000   36,763
      Hokuetsu Industries Co., Ltd...........................  4,000   38,799
      Hokuto Corp............................................  3,900   66,526
  #   Honda Tsushin Kogyo Co., Ltd...........................  3,000   15,693
      Hosokawa Micron Corp...................................  1,300   63,041
  #   Hotland Co., Ltd.......................................  1,300   16,640
  #   House Do Co., Ltd......................................  1,000   14,620
  #   I K K, Inc.............................................  2,000   12,732
      I.K Co., Ltd...........................................    800    7,284
  #   IBJ, Inc...............................................  2,900   15,959
      Ichibanya Co., Ltd.....................................  3,064  116,961
      Ichigo, Inc............................................ 51,700  168,793
      Ichiken Co., Ltd.......................................    599   11,682
      Ichikoh Industries, Ltd................................  7,000   48,600
      Ichinen Holdings Co., Ltd..............................  1,400   16,953
      Ichiyoshi Securities Co., Ltd..........................  6,600   55,563
      Idec Corp..............................................  5,400   97,968
      Ihara Science Corp.....................................  1,100   19,374
      Imuraya Group Co., Ltd.................................  2,000   54,770
      I-Net Corp.............................................  1,540   22,242
      Infocom Corp...........................................  2,500   93,646
  #   Infomart Corp.......................................... 18,900  196,154
      Information Development Co., Ltd.......................  1,100   15,306
      Information Services International-Dentsu, Ltd.........  2,200   75,672
  #   Insource Co., Ltd......................................  1,600   28,604
      Intage Holdings, Inc...................................  6,000   51,713
  #   Intelligent Wave, Inc..................................  3,700   33,683
      Inter Action Corp......................................  2,500   46,200
      Internet Initiative Japan, Inc.........................  4,900   94,835
      Inui Global Logistics Co., Ltd.........................  2,800   24,838
      IR Japan Holdings, Ltd.................................  1,000   12,011
      Iriso Electronics Co., Ltd.............................  3,900  164,712
      I'rom Group Co., Ltd...................................  1,400   20,764
      ISB Corp...............................................  1,100   23,182
  #   Istyle, Inc............................................  9,300   83,379
  *   ITbook Holdings Co., Ltd...............................  2,300   10,518
      Itfor, Inc.............................................  5,600   41,849
      Itochu Enex Co., Ltd...................................  6,800   64,027
  *   Itokuro, Inc...........................................  1,600   42,393
  #   Iwatani Corp...........................................  6,800  240,204
      JAC Recruitment Co., Ltd...............................  3,100   56,101
      Jalux, Inc.............................................  1,300   32,443
      Jamco Corp.............................................  2,400   67,903
      Japan Aviation Electronics Industry, Ltd...............  9,000  119,178
      Japan Best Rescue System Co., Ltd......................  2,700   26,009
      Japan Elevator Service Holdings Co., Ltd...............  2,600   36,983
      Japan Investment Adviser Co., Ltd......................  2,600   81,337
      Japan Lifeline Co., Ltd................................ 12,100  176,406
      Japan Material Co., Ltd................................ 11,700  137,449
      Japan Meat Co., Ltd....................................  1,900   34,396
  #   Japan Medical Dynamic Marketing, Inc...................  4,300   50,498
      Japan Property Management Center Co., Ltd..............  2,000   21,805
      Japan Steel Works, Ltd. (The).......................... 12,700  268,381
      JBCC Holdings, Inc.....................................  3,900   51,135
      JCR Pharmaceuticals Co., Ltd...........................  3,200  135,655
      JCU Corp...............................................  4,900  105,174

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares  Value>>
                                                              ------- --------
  JAPAN -- (Continued)
      Jeol, Ltd..............................................   7,000 $115,331
  #   JFLA Holdings, Inc.....................................   4,100   14,958
  #*  JIG-SAW, Inc...........................................     600   14,883
      JINS, Inc..............................................   2,700  152,894
      Joshin Denki Co., Ltd..................................   1,100   28,110
      JP-Holdings, Inc.......................................  12,900   34,166
      JSP Corp...............................................   2,000   39,498
      Juki Corp..............................................   5,199   58,221
      Justsystems Corp.......................................   7,100  145,624
      kabu.com Securities Co., Ltd...........................  31,200  112,612
      Kadoya Sesame Mills, Inc...............................     600   31,952
      Kakiyasu Honten Co., Ltd...............................   1,900   41,942
      Kamakura Shinsho, Ltd..................................   4,000   37,966
      Kameda Seika Co., Ltd..................................   2,600  123,111
      Kanamic Network Co., Ltd...............................     600   10,592
      Kanamoto Co., Ltd......................................   5,200  173,762
      Kanematsu Electronics, Ltd.............................   2,200   67,599
  #   Kanto Denka Kogyo Co., Ltd.............................   8,200   74,468
      Kawai Musical Instruments Manufacturing Co., Ltd.......   1,000   34,677
  #   KeePer Technical Laboratory Co., Ltd...................   1,500   14,655
      Kenko Mayonnaise Co., Ltd..............................   2,300   49,184
      KFC Holdings Japan, Ltd................................   1,900   33,411
      KH Neochem Co., Ltd....................................   5,900  167,565
  *   KI Holdings Co., Ltd...................................   3,000    9,490
  *   Kintetsu Department Store Co., Ltd.....................   2,000   62,877
      Kintetsu World Express, Inc............................   6,900  107,353
      Kirindo Holdings Co., Ltd..............................     800   11,182
  #   Ki-Star Real Estate Co., Ltd...........................   1,600   28,205
  #   Kitanotatsujin Corp....................................  12,300   63,329
      Kito Corp..............................................   4,300   65,015
      Kitz Corp..............................................  13,000  103,587
  #   KLab, Inc..............................................   5,700   50,185
  #   Kobe Bussan Co., Ltd...................................   5,200  132,039
      Kobelco Eco-Solutions Co., Ltd.........................     600    9,700
      KOMEDA Holdings Co., Ltd...............................  10,100  198,685
      Koshidaka Holdings Co., Ltd............................   9,500  110,718
      Kotobuki Spirits Co., Ltd..............................   3,900  149,393
  *   Kourakuen Holdings Corp................................   2,800   45,908
  #   Kozo Keikaku Engineering, Inc..........................     500    9,439
      Krosaki Harima Corp....................................     800   52,906
      KRS Corp...............................................     500   11,257
      Kumagai Gumi Co., Ltd..................................   6,000  156,710
      Kura Corp..............................................   2,300  133,287
      Kushikatsu Tanaka Holdings Co..........................     300    8,001
  #   Kyoden Co., Ltd........................................   5,000   24,536
      Kyokuyo Co., Ltd.......................................   1,800   49,427
      Kyoritsu Maintenance Co., Ltd..........................   6,420  285,220
      LAC Co., Ltd...........................................   2,200   34,510
  #*  LAND Co., Ltd.......................................... 102,400   10,096
      Lasertec Corp..........................................   8,400  241,842
      LEC, Inc...............................................   4,400   88,095
      Leopalace21 Corp.......................................  29,700  123,714
      Life Corp..............................................   3,300   81,654
  *   LIFULL Co., Ltd........................................  12,800   86,653
  #   Like Co., Ltd..........................................   1,800   26,333
  *   LIKE Kidsnext Co., Ltd.................................     900    8,823
  #   Linical Co., Ltd.......................................   2,500   34,759
      Link And Motivation, Inc...............................  13,100  128,766
  *   Litalico, Inc..........................................     800   14,797

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      LIXIL VIVA Corp........................................  2,200 $ 35,679
      Luckland Co., Ltd......................................    700   18,368
  #*  M&A Capital Partners Co., Ltd..........................  1,300   63,926
      Macromill, Inc.........................................  6,000  118,733
      Maeda Kosen Co., Ltd...................................  3,900   75,512
      Mamezou Holdings Co., Ltd..............................  2,600   21,078
      Mani, Inc..............................................  5,300  243,555
  #   MarkLines Co., Ltd.....................................  1,700   23,358
      Maruha Nichiro Corp....................................  7,200  260,654
      Maruwa Co., Ltd........................................  1,700   96,075
      Maruwa Unyu Kikan Co., Ltd.............................  2,200   70,368
      Marvelous, Inc.........................................  6,100   48,873
      Matching Service Japan Co., Ltd........................  2,000   29,529
      Matsuyafoods Holdings co., Ltd.........................  1,200   38,730
      MCJ Co., Ltd........................................... 14,200  113,062
      MEC Co., Ltd...........................................  3,900   50,987
  #   Media Do Holdings Co., Ltd.............................    900   19,292
  #*  Medical Data Vision Co., Ltd...........................  4,900   77,147
      Medical System Network Co., Ltd........................  5,500   26,094
  *   MedPeer, Inc...........................................  1,600   27,172
      Megachips Corp.........................................  3,400   65,271
      Megmilk Snow Brand Co., Ltd............................  6,800  159,069
      Meidensha Corp.........................................  5,800   82,168
      Meiji Shipping Co., Ltd................................  5,700   19,244
      Meiko Electronics Co., Ltd.............................  4,200  105,032
      Meitec Corp............................................  5,400  226,220
      Members Co., Ltd.......................................  1,000   11,235
      Menicon Co., Ltd.......................................  4,800  106,100
  #   Mercuria Investment Co., Ltd...........................  1,700   12,644
      Mesco, Inc.............................................    500    5,288
      Mie Kotsu Group Holdings, Inc..........................  8,700   40,391
      Milbon Co., Ltd........................................  4,760  170,876
      Mimaki Engineering Co., Ltd............................  2,700   27,728
      Miraca Holdings, Inc................................... 10,900  265,350
      Miroku Jyoho Service Co., Ltd..........................  3,700   69,762
      Mitani Corp............................................    400   19,081
      Mitani Sekisan Co., Ltd................................    400    9,075
      Mitsubishi Logisnext Co., Ltd..........................  6,500   77,285
      Mitsubishi Research Institute, Inc.....................  1,100   34,341
      Mitsuboshi Belting, Ltd................................  2,100   51,590
      Mizuho Medy Co., Ltd...................................  1,000   22,189
  #   Mobile Factory, Inc....................................  1,000   12,346
  #   Monex Group, Inc....................................... 33,800  132,559
      Monogatari Corp. (The).................................  1,000   89,283
      MORESCO Corp...........................................    700    9,653
      Morinaga Milk Industry Co., Ltd........................  4,000  106,622
      Morita Holdings Corp...................................  5,400  102,819
      Morozoff, Ltd..........................................    600   29,351
      MTI, Ltd...............................................  7,300   35,149
      m-up, Inc..............................................  1,400   28,438
      Musashi Seimitsu Industry Co., Ltd.....................  7,600  110,914
  *   Mynet, Inc.............................................    800    7,851
      N Field Co., Ltd.......................................  2,600   39,713
  #   NAC Co., Ltd...........................................  1,200   11,633
      Nachi-Fujikoshi Corp...................................  3,000  122,184
      Nagatanien Holdings Co., Ltd...........................  2,000   48,879
      Nagawa Co., Ltd........................................  1,400   67,466
      Naigai Trans Line, Ltd.................................  1,400   20,098
      Nakamoto Packs Co., Ltd................................    400    6,532

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #*  Nakamura Choukou Co., Ltd..............................    200 $  2,441
      Nakanishi, Inc.........................................  2,400   56,150
      ND Software Co., Ltd...................................  1,000   11,179
      NET One Systems Co., Ltd............................... 17,200  360,104
  #   Newton Financial Consulting, Inc.......................    900   14,483
  #   Nextage Co., Ltd.......................................  5,000   45,896
      Nexyz Group Corp.......................................  1,200   20,695
      NF Corp................................................  1,000   18,942
      Nichias Corp........................................... 11,000  239,692
      Nichiban Co., Ltd......................................  2,000   38,853
      Nichiha Corp...........................................  4,600  101,587
      NichiiGakkan Co., Ltd..................................  6,700   62,406
      Nichirin Co., Ltd......................................  1,900   40,134
      Nihon Chouzai Co., Ltd.................................  1,200   37,191
      Nihon Flush Co., Ltd...................................  2,400   45,989
  #   Nihon House Holdings Co., Ltd..........................  7,400   33,763
      Nihon Parkerizing Co., Ltd............................. 13,900  167,866
      Nikkiso Co., Ltd.......................................  8,500   98,694
      Nippon Air Conditioning Services Co., Ltd..............  3,200   21,910
      Nippon Carbon Co., Ltd.................................  1,900  107,444
      Nippon Commercial Development Co., Ltd.................  2,300   34,867
      Nippon Concept Corp....................................  1,100   11,042
      Nippon Gas Co., Ltd....................................    400   12,100
  #   Nippon Kodoshi Corp....................................  1,300   29,385
      Nippon Parking Development Co., Ltd.................... 35,900   50,325
  #*  Nippon Sharyo, Ltd.....................................  1,300   34,184
      Nippon Suisan Kaisha, Ltd.............................. 49,900  318,745
      Nippon Systemware Co., Ltd.............................  1,600   33,197
      Nipro Corp............................................. 16,300  207,568
      Nishio Rent All Co., Ltd...............................  2,700   86,999
      Nissei ASB Machine Co., Ltd............................  1,600   53,617
  #   Nittoc Construction Co., Ltd...........................  1,900   12,413
      Nittoku Engineering Co., Ltd...........................  2,900   76,887
      Noevir Holdings Co., Ltd...............................  3,400  144,630
      Nohmi Bosai, Ltd.......................................  3,400   71,581
      Nojima Corp............................................  5,000  118,094
      Nomura Co., Ltd........................................  8,300  188,500
      NS Tool Co., Ltd.......................................  1,500   35,354
      NSD Co., Ltd...........................................  7,000  148,203
      Oat Agrio Co., Ltd.....................................    400   10,119
      Obara Group, Inc.......................................  2,500   98,290
  #   Ochi Holdings Co., Ltd.................................  1,100   12,174
      Oenon Holdings, Inc.................................... 14,700   50,968
      Ohsho Food Service Corp................................  2,500  172,364
  #*  Oisix ra daichi, Inc...................................  4,500   77,761
  #   Okada Aiyon Corp.......................................    700   10,062
      Okamoto Industries, Inc................................  2,000   90,133
      Okamoto Machine Tool Works, Ltd........................    900   24,789
      Oki Electric Industry Co., Ltd......................... 13,400  183,411
      Okinawa Cellular Telephone Co..........................  2,400   88,409
      OKUMA Corp.............................................  4,100  204,715
      Ootoya Holdings Co., Ltd...............................  1,500   29,985
  *   Open Door, Inc.........................................  1,900   45,111
      Optex Group Co., Ltd...................................  6,520  118,797
      Oro Co., Ltd...........................................    500   22,846
      Osaka Soda Co., Ltd....................................    700   16,461
      OSAKA Titanium Technologies Co., Ltd...................  3,600   56,516
      OSG Corp............................................... 13,600  280,624
      OSJB Holdings Corp..................................... 23,600   59,616

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #   Outsourcing, Inc....................................... 17,000 $215,470
      PAL GROUP Holdings Co., Ltd............................  2,600   76,177
  #   PAPYLESS Co., Ltd......................................  1,400   36,145
      Paraca, Inc............................................    700   12,759
      Paramount Bed Holdings Co., Ltd........................  2,700  113,602
  #   Pasona Group, Inc......................................  3,300   40,148
      PC Depot Corp..........................................  7,000   35,146
      PCI Holdings Inc/JP....................................    900   22,600
      Penta-Ocean Construction Co., Ltd...................... 49,600  296,740
  #   Pepper Food Service Co., Ltd...........................  2,500   70,219
  #*  Phil Co., Inc..........................................    400   14,215
      PIA Corp...............................................    900   43,022
      Pilot Corp.............................................  2,100  116,000
      Poletowin Pitcrew Holdings, Inc........................  4,300   96,251
      Pressance Corp.........................................  6,400   72,787
      Prestige International, Inc............................ 10,500  119,537
      Prima Meat Packers, Ltd................................  5,600  105,765
      Pronexus, Inc..........................................  2,000   19,437
  #   Pro-Ship, Inc..........................................    600   13,299
      Proto Corp.............................................  2,300   30,493
      Qol Holdings Co., Ltd..................................  4,300   90,501
      Quick Co., Ltd.........................................  2,000   32,213
      Raccoon Co., Ltd.......................................  3,500   19,151
      Raito Kogyo Co., Ltd...................................  7,600  102,658
      Rakus Co., Ltd.........................................  3,400   62,408
      Rasa Industries, Ltd...................................  1,800   29,627
      Raysum Co., Ltd........................................  2,700   33,240
  #   RECOMM Co., Ltd........................................ 11,900   23,032
      Relia, Inc.............................................  7,800   86,141
  #   Remixpoint, Inc........................................  4,900   32,861
      Renaissance, Inc.......................................  2,600   52,380
  *   RENOVA, Inc............................................  6,200   67,265
  #   Resol Holdings Co., Ltd................................    500   18,744
      Resorttrust, Inc....................................... 15,800  243,327
      Rheon Automatic Machinery Co., Ltd.....................  4,200   71,806
      Ride On Express Holdings Co., Ltd......................  1,500   18,430
      Ringer Hut Co., Ltd....................................  4,500   90,148
      Riso Kagaku Corp.......................................  2,900   61,164
      Riso Kyoiku Co., Ltd...................................  9,600  101,545
  #   Rock Field Co., Ltd....................................  3,300   47,777
      Rokko Butter Co., Ltd..................................  2,400   51,810
      Roland DG Corp.........................................  2,400   51,110
  #   Rorze Corp.............................................  2,100   35,974
      Round One Corp......................................... 15,800  187,401
      Royal Holdings Co., Ltd................................  5,600  138,559
  *   Rozetta Corp...........................................  1,300   21,859
  #   RS Technologies Co., Ltd...............................  1,000   40,540
      S Foods, Inc...........................................  2,600  104,747
  #   S&B Foods, Inc.........................................    400   29,453
      Sagami Rubber Industries Co., Ltd......................  2,000   43,775
      Saison Information Systems Co., Ltd....................  1,200   13,658
      Saizeriya Co., Ltd.....................................  5,600  106,278
      Sakai Moving Service Co., Ltd..........................  2,100  108,359
  #   Sakura Internet, Inc...................................  3,800   18,511
  #   SAMTY Co., Ltd.........................................  2,500   32,729
      San-A Co., Ltd.........................................  3,000  126,564
      Sanei Architecture Planning Co., Ltd...................    800   11,667
  #*  Sanix, Inc.............................................  9,100   19,398
      Sanken Electric Co., Ltd...............................  4,000   88,244

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
      Sansei Landic Co., Ltd.................................  1,300 $ 12,858
      Sapporo Holdings, Ltd..................................  7,600  140,984
      Sato Foods Co., Ltd....................................    600   18,638
      Sato Holdings Corp.....................................  5,400  159,574
      Sawai Pharmaceutical Co., Ltd..........................  4,500  228,114
      SBS Holdings, Inc......................................  3,500   44,302
      Scala, Inc.............................................  3,700   31,534
      SEC Carbon, Ltd........................................    400   57,785
  #   Seed Co., Ltd..........................................  3,000   46,346
      Seiren Co., Ltd........................................  8,200  116,662
      Senko Group Holdings Co., Ltd.......................... 12,800   99,477
  #   SFP Holdings Co., Ltd..................................  1,900   28,086
      Shibaura Electronics Co., Ltd..........................  1,400   60,543
      Shibuya Corp...........................................  2,700   90,736
      Shidax Corp............................................  6,500   20,904
  #*  SHIFT, Inc.............................................  1,200   39,613
      Shinnihon Corp.........................................  4,300   40,740
  #   Shinoken Group Co., Ltd................................  6,700   55,400
  #   Shinwa Co., Ltd........................................  2,000   39,350
      Ship Healthcare Holdings, Inc..........................  7,200  260,322
  #   Shoei Co., Ltd.........................................  2,300   89,613
  #   Shoei Foods Corp.......................................  2,400   92,201
      Showa Corp.............................................  8,700  119,724
      Showa Sangyo Co., Ltd..................................  3,000   75,135
      SIGMAXYZ, Inc..........................................  2,800   25,948
  #   Siix Corp..............................................  7,100   96,398
  #   Sinfonia Technology Co., Ltd...........................  4,400   57,541
      Sinko Industries, Ltd..................................  2,200   31,449
      SK-Electronics Co., Ltd................................  1,900   31,189
      SMS Co., Ltd........................................... 13,500  226,427
      Snow Peak, Inc.........................................  1,600   21,282
  #   Softbank Technology Corp...............................  3,200   60,339
      Softbrain Co., Ltd.....................................  5,500   26,247
      Softcreate Holdings Corp...............................  1,100   15,633
      Software Service, Inc..................................    500   37,768
      Sogo Medical Holdings Co., Ltd.........................  3,400   72,948
      Solasto Corp........................................... 10,900  115,029
  #   Soliton Systems K.K....................................  1,900   16,725
  #   Sourcenext Corp........................................  6,700   82,644
      Space Value Holdings Co., Ltd..........................  5,000   44,623
      Sparx Group Co., Ltd................................... 25,500   54,824
  #   S-Pool, Inc............................................  2,700   36,241
      SRA Holdings...........................................  1,600   45,038
      Srg Takamiya Co., Ltd..................................  3,600   21,036
      St Marc Holdings Co., Ltd..............................  2,400   56,999
  #   Star Mica Co., Ltd.....................................  1,700   23,223
      Star Micronics Co., Ltd................................  6,400   90,915
      Starts Corp., Inc......................................  5,900  122,514
      St-Care Holding Corp...................................  1,100    5,855
      Stella Chemifa Corp....................................  2,300   69,995
  #   Strike Co., Ltd........................................  1,500   43,525
      Studio Alice Co., Ltd..................................  2,200   50,310
  #   Sumida Corp............................................  5,500   68,212
      Sumitomo Bakelite Co., Ltd.............................  2,200   79,436
      Sumitomo Mitsui Construction Co., Ltd.................. 30,180  189,331
      Sumitomo Osaka Cement Co., Ltd.........................  4,200  156,042
      Sumitomo Seika Chemicals Co., Ltd......................  1,100   54,902
      Sun Frontier Fudousan Co., Ltd.........................  3,100   31,641
      Sushiro Global Holdings, Ltd...........................  3,500  184,356

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                              Shares Value>>
                                                              ------ --------
  JAPAN -- (Continued)
  #*  Synchro Food Co., Ltd..................................  1,800 $ 12,520
      System Research Co., Ltd...............................    500   16,739
      Systena Corp........................................... 14,900  179,298
  #   Syuppin Co., Ltd.......................................  4,200   52,393
      Taiyo Holdings Co., Ltd................................  3,200  114,334
  #   Takara Leben Co., Ltd..................................  6,000   17,286
      Take And Give Needs Co., Ltd...........................    900   14,119
      Takemoto Yohki Co., Ltd................................    700   16,675
      Takeuchi Manufacturing Co., Ltd........................  6,900  142,707
      Tama Home Co., Ltd.....................................  2,700   27,763
      Tamura Corp............................................ 10,700   54,704
      Tanseisha Co., Ltd.....................................  7,000   71,268
      Tayca Corp.............................................  3,600   75,698
  #   Tazmo Co., Ltd.........................................  1,100    9,710
      TDC Soft, Inc..........................................  2,600   23,964
      Tear Corp..............................................  1,700   12,090
      TechMatrix Corp........................................  2,600   47,816
      TechnoPro Holdings, Inc................................  1,600   83,355
      Tecnos Japan, Inc......................................  3,400   26,327
  #   Tenpos Holdings Co., Ltd...............................  1,600   29,725
      T-Gaia Corp............................................  4,800  108,675
      TKC Corp...............................................  1,300   49,442
      Toa Oil Co., Ltd.......................................    600   13,889
      Tobishima Corp.........................................  1,560   23,783
      Tocalo Co., Ltd........................................ 11,200   97,464
      Toei Animation Co., Ltd................................  2,400   80,997
      Toho Titanium Co., Ltd.................................  6,800   69,128
      Tokai Corp.............................................  3,300   66,471
      TOKAI Holdings Corp.................................... 18,700  156,244
      Token Corp.............................................    640   41,458
      Tokuyama Corp.......................................... 10,700  239,270
  #*  Tokyo Base Co., Ltd....................................  3,600   20,175
      Tokyo Individualized Educational Institute, Inc........  3,400   43,978
      Tokyo Seimitsu Co., Ltd................................  4,400  105,807
      Tokyu Construction Co., Ltd............................ 13,800  124,831
      Tomy Co., Ltd.......................................... 15,400  179,145
      Topcon Corp............................................ 21,400  310,939
      Topre Corp.............................................  4,400   91,563
      Torex Semiconductor, Ltd...............................    700    8,887
  #   Toridoll Holdings Corp.................................  4,100   69,445
  #   Torikizoku Co., Ltd....................................  1,400   25,591
      Tosei Corp.............................................  5,500   50,274
      Toshiba TEC Corp.......................................  5,000  149,153
      Tosho Co., Ltd.........................................  3,500  135,978
  #   Totech Corp............................................  1,400   38,980
      Totetsu Kogyo Co., Ltd.................................  4,300  106,130
  #   Tow Co., Ltd...........................................  3,700   26,898
      Towa Pharmaceutical Co., Ltd...........................  1,500  115,305
      Toyo Tire & Rubber Co., Ltd............................ 14,600  243,550
      TPR Co., Ltd...........................................  3,200   77,940
      Trancom Co., Ltd.......................................  1,400   80,161
      Transaction Co., Ltd...................................  1,800   13,674
      Tri Chemical Laboratories, Inc.........................    900   36,601
      Trust Tech, Inc........................................  1,900   57,845
      Tsubaki Nakashima Co., Ltd.............................  8,000  147,127
      Tsubakimoto Chain Co...................................  2,400   92,151
      Tsugami Corp...........................................  8,000   71,711
      Tsukui Corp............................................ 10,300   88,421
      Ulvac, Inc.............................................  7,900  257,282

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------ -----------
 JAPAN -- (Continued)
     UMC Electronics Co., Ltd...............................    800 $    14,885
     Umenohana Co., Ltd.....................................  1,000      23,395
     United Arrows, Ltd.....................................  4,800     180,491
 #   UNITED, Inc............................................  2,400      50,332
 *   Unitika, Ltd........................................... 11,400      58,149
 #   Urbanet Corp. Co., Ltd.................................  4,400      13,069
 #*  Usen-Next Holdings Co., Ltd............................  2,500      24,405
 *   UT Group Co., Ltd......................................  4,900     147,796
 *   Uzabase, Inc...........................................  2,100      45,163
 #   V Technology Co., Ltd..................................  1,200     154,823
     Valor Holdings Co., Ltd................................  4,900     105,167
     Valqua, Ltd............................................  2,700      65,783
     Value HR Co., Ltd......................................    500       9,420
     ValueCommerce Co., Ltd.................................  3,700      52,292
 #*  V-Cube, Inc............................................  3,100      14,176
     Vector, Inc............................................  5,100      87,292
     VeriServe Corp.........................................    400      22,073
 #   Vertex Corp............................................  1,060      11,433
 #*  VIA Holdings, Inc......................................  3,800      24,084
 *   Vision, Inc............................................  1,400      47,984
     Vitec Holdings Co., Ltd................................  1,400      27,151
     Voyage Group, Inc......................................  1,700      20,124
 #   VT Holdings Co., Ltd................................... 16,600      69,264
     Wacom Co., Ltd......................................... 27,400     127,432
     Waseda Academy Co., Ltd................................  1,100      19,500
     Watahan & Co., Ltd.....................................  1,000      21,492
     WATAMI Co., Ltd........................................  4,400      50,393
     WDB Holdings Co., Ltd..................................  1,600      44,663
     Weathernews, Inc.......................................  1,500      44,181
     West Holdings Corp.....................................  1,300      13,119
     Will Group, Inc........................................  2,700      23,095
     WIN-Partners Co., Ltd..................................  2,200      22,164
     World Holdings Co., Ltd................................  1,300      31,443
     Wowow, Inc.............................................  1,300      37,800
     Yakuodo Co., Ltd.......................................  2,100      64,921
     YAMADA Consulting Group Co., Ltd.......................  2,000      46,325
     Yamaichi Electronics Co., Ltd..........................  4,400      48,564
     YA-MAN, Ltd............................................  6,900     111,261
     Yamashin-Filter Corp...................................  1,500      10,657
     Yamazen Corp........................................... 10,300     112,733
     Yaoko Co., Ltd.........................................  1,400      76,570
 #   Yasunaga Corp..........................................  1,900      29,335
     Yokogawa Bridge Holdings Corp..........................  2,700      43,802
 #   Yokowo Co., Ltd........................................  3,100      34,410
     Yomiuri Land Co., Ltd..................................    200       7,581
     Yoshinoya Holdings Co., Ltd............................ 13,900     228,469
     Yossix Co., Ltd........................................    600      13,934
     Yuasa Trading Co., Ltd.................................  1,799      59,015
 #   Yume No Machi Souzou Iinkai Co., Ltd...................  3,600      75,199
     Yumeshin Holdings Co., Ltd.............................  8,000      68,379
     Zenrin Co., Ltd........................................  7,150     177,904
 *   ZIGExN Co., Ltd........................................ 10,500      64,862
                                                                    -----------
 TOTAL JAPAN................................................         45,341,089
                                                                    -----------
 NETHERLANDS -- (2.3%)
     Aalberts Industries NV................................. 20,954     768,134
     AMG Advanced Metallurgical Group NV....................  6,941     330,244
 *   Basic-Fit NV...........................................  7,198     207,243
 #   BE Semiconductor Industries NV......................... 16,816     359,492

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 NETHERLANDS -- (Continued)
     Corbion NV.............................................  14,030 $  426,013
     Flow Traders...........................................   7,567    241,334
     ForFarmers NV..........................................   6,796     76,537
     GrandVision NV.........................................  10,812    272,652
     IMCD NV................................................   5,832    395,482
     Kendrion NV............................................   1,567     47,391
     Nederland Apparatenfabriek.............................   1,191     57,642
 *   OCI NV.................................................   4,649    132,091
 #   PostNL NV.............................................. 111,600    329,713
     SIF Holding NV.........................................   2,332     39,047
     Sligro Food Group NV...................................   4,984    220,909
     TKH Group NV...........................................   8,056    406,922
 *   TomTom NV..............................................  12,331    102,984
                                                                     ----------
 TOTAL NETHERLANDS..........................................          4,413,830
                                                                     ----------
 NEW ZEALAND -- (0.6%)
     CBL Corp., Ltd.........................................   6,142      4,765
     Freightways, Ltd.......................................  28,653    138,061
 #   Gentrack Group, Ltd....................................   4,747     20,906
     Hallenstein Glasson Holdings, Ltd......................  11,405     43,907
     Mainfreight, Ltd.......................................  14,035    260,516
     NZX, Ltd...............................................  57,739     39,673
     Restaurant Brands New Zealand, Ltd.....................  20,434    114,544
     Scales Corp., Ltd......................................  16,360     49,402
     SKYCITY Entertainment Group, Ltd.......................  22,552     56,479
 *   Synlait Milk, Ltd......................................  13,013     74,066
     Tourism Holdings, Ltd..................................  18,880     61,708
     Trade Me Group, Ltd....................................  47,867    151,748
     Z Energy, Ltd..........................................  34,696    138,378
                                                                     ----------
 TOTAL NEW ZEALAND..........................................          1,154,153
                                                                     ----------
 NORWAY -- (1.0%)
     ABG Sundal Collier Holding ASA.........................  87,250     52,253
     AF Gruppen ASA.........................................   7,112    107,528
 #*  Aker Solutions ASA.....................................  25,237    166,056
     AKVA GROUP ASA.........................................   1,278     10,457
     Atea ASA...............................................  17,769    234,209
     Austevoll Seafood ASA..................................   4,603     73,975
     Borregaard ASA.........................................  19,868    178,930
     Data Respons ASA.......................................  12,959     38,943
     DNO ASA................................................ 114,584    219,033
     Grieg Seafood ASA......................................   9,735    141,926
     Hexagon Composites ASA.................................  14,737     43,950
     Kongsberg Gruppen ASA..................................   2,266     37,206
     Norway Royal Salmon ASA................................   3,133     92,177
 *   Norwegian Finans Holding ASA...........................  17,337    154,847
 #   Scatec Solar ASA.......................................  16,040    109,152
     Solon Eiendom ASA......................................   3,708     12,305
     Spectrum ASA...........................................   7,426     49,006
 #   Veidekke ASA...........................................  21,514    224,484
                                                                     ----------
 TOTAL NORWAY...............................................          1,946,437
                                                                     ----------
 PORTUGAL -- (0.4%)
     Altri SGPS SA..........................................  14,257    124,945
 #   CTT-Correios de Portugal SA............................  33,545    128,652
     Navigator Co. SA (The).................................  20,047     99,776
     NOS SGPS SA............................................  61,826    346,776

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 PORTUGAL -- (Continued)
     Semapa-Sociedade de Investimento e Gestao..............   1,144 $   21,819
                                                                     ----------
 TOTAL PORTUGAL.............................................            721,968
                                                                     ----------
 SINGAPORE -- (0.7%)
     AEM Holdings, Ltd......................................  45,200     26,224
 #   Best World International, Ltd..........................  80,500    104,992
     Boustead Singapore, Ltd................................  31,700     17,887
     BreadTalk Group, Ltd...................................  21,200     13,186
     China Sunsine Chemical Holdings, Ltd...................  27,000     20,104
     CITIC Envirotech, Ltd.................................. 118,300     34,242
 *   Cityneon Holdings, Ltd.................................  17,200     16,055
     Delfi, Ltd.............................................  46,100     42,537
     First Resources, Ltd...................................  99,000    112,894
     Food Empire Holdings, Ltd..............................  19,800      7,869
     Geo Energy Resources, Ltd..............................  83,500     13,906
     Golden Energy & Resources, Ltd.........................  34,200      5,563
     Health Management International, Ltd...................  52,961     20,669
 *   Hi-P International, Ltd................................  22,800     12,552
     iFAST Corp., Ltd.......................................  38,300     32,659
     Japfa, Ltd.............................................  59,200     28,450
     M1, Ltd................................................  82,400    125,511
     Mandarin Oriental International, Ltd...................  24,300     45,942
 *   mm2 Asia, Ltd.......................................... 107,900     28,449
     Oxley Holdings, Ltd.................................... 120,420     26,185
 #   Q&M Dental Group Singapore, Ltd........................  40,500     15,221
     Raffles Medical Group, Ltd............................. 173,806    131,992
     Riverstone Holdings, Ltd...............................  45,600     39,239
     Sheng Siong Group, Ltd.................................  98,400     76,757
     SIA Engineering Co., Ltd...............................  27,400     55,973
     Singapore Post, Ltd.................................... 269,700    203,042
     StarHub, Ltd...........................................  15,700     21,334
     UMS Holdings, Ltd......................................  49,750     24,319
     United Overseas Insurance, Ltd.........................   1,900      8,958
     Valuetronics Holdings, Ltd.............................  45,430     20,723
                                                                     ----------
 TOTAL SINGAPORE............................................          1,333,434
                                                                     ----------
 SPAIN -- (2.2%)
 #*  Amper SA............................................... 247,570     73,226
 #   Atresmedia Corp. de Medios de Comunicacion SA..........  17,001     95,751
     Bolsas y Mercados Espanoles SHMSF SA...................  16,093    476,047
     Cellnex Telecom SA.....................................  32,639    811,937
     Cia de Distribucion Integral Logista Holdings SA.......  11,747    283,615
     CIE Automotive SA......................................  15,213    402,635
     Ence Energia y Celulosa SA.............................  20,426    171,575
 *   Fomento de Construcciones y Contratas SA...............  15,887    211,433
 *   Grupo Empresarial San Jose SA..........................   5,264     28,890
 *   Grupo Ezentis SA.......................................  56,497     42,719
 *   Indra Sistemas SA......................................  25,407    251,108
     Mediaset Espana Comunicacion SA........................   2,529     17,197
     Papeles y Cartones de Europa SA........................   8,256    156,232
     Prosegur Cia de Seguridad SA...........................  44,883    249,267
 *   Solaria Energia y Medio Ambiente SA....................  14,236     61,294
     Vidrala SA.............................................   3,193    265,160
     Viscofan SA............................................   7,149    427,626
     Zardoya Otis SA........................................  42,030    287,727
                                                                     ----------
 TOTAL SPAIN................................................          4,313,439
                                                                     ----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares  Value>>
                                                             ------ ----------
 SWEDEN -- (2.8%)
     AddLife AB.............................................  3,642 $   83,489
     AddTech AB, Class B.................................... 11,555    236,310
 #   Avanza Bank Holding AB.................................  4,509    241,115
     Beijer Alma AB.........................................  6,542     98,668
     Beijer Ref AB..........................................  7,549    119,220
     Bilia AB, Class A...................................... 13,135    123,030
     BioGaia AB, Class B....................................  3,603    145,868
     Biotage AB............................................. 10,949    143,478
     Com Hem Holding AB..................................... 24,085    375,762
     Concentric AB..........................................  7,495    100,578
 #   Dustin Group AB........................................  9,463     75,904
     eWork Group AB.........................................  2,192     20,819
 #   Fagerhult AB...........................................  5,427     47,695
     Fenix Outdoor International AG.........................    863     85,534
     HIQ International AB...................................  7,749     43,552
     HMS Networks AB........................................  4,336     67,888
     Indutrade AB........................................... 12,715    305,205
     Kindred Group P.L.C.................................... 37,473    399,507
     KNOW IT AB.............................................  4,265     82,943
     Lagercrantz Group AB, Class B..........................  9,494     93,394
     Loomis AB, Class B..................................... 11,779    364,202
     Modern Times Group MTG AB, Class B.....................  2,449     90,401
 #   Mycronic AB............................................ 13,519    169,566
     Nederman Holding AB....................................  3,565     38,946
     NetEnt AB.............................................. 26,816    137,541
     Nobia AB............................................... 13,178     83,825
     Nobina AB.............................................. 17,416    116,210
     Nolato AB, Class B.....................................  4,171    192,057
     OEM International AB, Class B..........................  2,771     63,472
 *   Orexo AB...............................................  5,366     36,458
     Oriflame Holding AG....................................  6,626    156,419
     Proact IT Group AB.....................................  1,363     26,188
 *   RaySearch Laboratories AB..............................  5,136     64,729
     Scandi Standard AB.....................................  5,437     33,329
     Sectra AB, Class B.....................................  4,395    114,610
     SkiStar AB.............................................  3,352     87,357
     Sweco AB, Class B......................................  3,626     81,756
     Thule Group AB......................................... 18,349    363,321
     Troax Group AB.........................................  3,051     84,656
     Vitrolife AB........................................... 10,027    148,522
                                                                    ----------
 TOTAL SWEDEN...............................................         5,343,524
                                                                    ----------
 SWITZERLAND -- (4.3%)
     APG SGA SA.............................................    336    118,333
     Ascom Holding AG.......................................  8,637    137,742
     Belimo Holding AG......................................    104    465,134
     Bobst Group SA.........................................  1,366    103,255
     Bossard Holding AG, Class A............................  1,321    215,381
     Bucher Industries AG...................................      1        276
     Burckhardt Compression Holding AG......................    150     49,705
 #   Burkhalter Holding AG..................................    998     77,948
     Cembra Money Bank AG...................................  5,462    458,085
     Cicor Technologies, Ltd................................    305     15,240
     Coltene Holding AG.....................................    776     79,197
     DKSH Holding AG........................................  2,521    169,966
 #   dormakaba Holding AG...................................    774    558,395
     Emmi AG................................................    272    197,700
     Feintool International Holding AG......................    104      9,745
     Forbo Holding AG.......................................    258    378,690

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 SWITZERLAND -- (Continued)
     Georg Fischer AG.......................................     789 $  734,043
     Gurit Holding AG.......................................      63     57,202
     Inficon Holding AG.....................................     403    193,284
     Interroll Holding AG...................................     171    316,361
     Kardex AG..............................................   1,645    213,834
     Komax Holding AG.......................................     869    238,024
     LEM Holding SA.........................................      97    110,874
     Logitech International SA..............................   3,852    142,617
     Mobilezone Holding AG..................................   8,342     92,551
 #   Panalpina Welttransport Holding AG.....................   2,635    321,998
     Schaffner Holding AG...................................     127     34,026
     SFS Group AG...........................................   3,703    363,247
     Siegfried Holding AG...................................     913    366,220
     Sulzer AG..............................................   4,134    414,942
     Sunrise Communications Group AG........................   7,433    654,266
     Swissquote Group Holding SA............................   1,615     83,964
     VAT Group AG...........................................   5,678    569,743
     VZ Holding AG..........................................     630    178,469
 #   Ypsomed Holding AG.....................................     835    112,077
                                                                     ----------
 TOTAL SWITZERLAND..........................................          8,232,534
                                                                     ----------
 UNITED KINGDOM -- (17.1%)
     4imprint Group P.L.C...................................   4,954    114,422
     888 Holdings P.L.C.....................................  57,126    135,117
     A.G. Barr P.L.C........................................  18,434    179,966
     Air Partner P.L.C......................................   7,145      9,162
     Ashmore Group P.L.C....................................  54,529    245,067
     Auto Trader Group P.L.C................................ 191,532  1,000,824
     AVEVA Group P.L.C......................................  10,575    353,735
     Avon Rubber P.L.C......................................   7,301    111,758
     B&M European Value Retail SA........................... 138,918    739,218
     Bodycote P.L.C.........................................  33,526    340,464
     Brewin Dolphin Holdings P.L.C..........................  61,702    259,256
     Britvic P.L.C..........................................  53,991    545,075
     Burford Capital, Ltd...................................   8,675    183,884
 #   Card Factory P.L.C.....................................  54,382    128,064
     Charles Taylor P.L.C...................................   3,058      9,314
     City of London Investment Group P.L.C..................   3,921     18,894
     Clipper Logistics P.L.C................................   8,596     28,586
 *   Cobham P.L.C........................................... 311,483    427,557
     Computacenter P.L.C....................................  15,630    219,344
     Connect Group P.L.C....................................  39,116     17,033
     ConvaTec Group P.L.C................................... 158,532    327,682
     Costain Group P.L.C....................................  19,445     93,213
     Cranswick P.L.C........................................   9,770    360,704
     CVS Group P.L.C........................................   8,065     86,714
 #   Dairy Crest Group P.L.C................................  32,276    196,939
     Devro P.L.C............................................  12,364     25,937
     Dignity P.L.C..........................................  11,301    143,905
     Diploma P.L.C..........................................  25,485    427,357
     Domino's Pizza Group P.L.C.............................  88,320    319,524
     Dunelm Group P.L.C.....................................  21,103    160,817
     Electrocomponents P.L.C................................  90,631    717,566
     EMIS Group P.L.C.......................................   4,303     49,709
     Entertainment One, Ltd.................................  69,363    362,575
     esure Group P.L.C......................................  53,674    190,959
     Euromoney Institutional Investor P.L.C.................   7,097    115,007
     Evraz P.L.C............................................  44,600    309,020
     FDM Group Holdings P.L.C...............................  18,865    206,792

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                             Shares   Value>>
                                                             ------- ----------
 UNITED KINGDOM -- (Continued)
     Fevertree Drinks P.L.C................................. 1,923   $   68,268
 *   Findel P.L.C........................................... 9,958       31,861
     Forterra P.L.C......................................... 39,179     110,556
     G4S P.L.C.............................................. 261,515    717,690
     Games Workshop Group P.L.C............................. 6,786      266,553
     Gamma Communications P.L.C............................. 1,805       18,419
     Go-Ahead Group P.L.C. (The)............................ 7,399      145,465
     Gocompare.Com Group P.L.C.............................. 11,694      12,409
     Greggs P.L.C........................................... 19,957     295,948
     Hastings Group Holdings P.L.C.......................... 55,724     131,699
     Hays P.L.C............................................. 269,645    564,673
     Hikma Pharmaceuticals P.L.C............................ 20,353     493,661
     Hill & Smith Holdings P.L.C............................ 13,954     176,432
     Hilton Food Group P.L.C................................ 13,278     156,431
     Hollywood Bowl Group P.L.C............................. 27,241      70,311
     HomeServe P.L.C........................................ 60,623     735,915
     Howden Joinery Group P.L.C............................. 127,071    760,863
     Ibstock P.L.C.......................................... 59,997     172,011
     IG Group Holdings P.L.C................................ 64,805     500,304
     IMI P.L.C.............................................. 52,460     665,112
     Inchcape P.L.C......................................... 10,131      69,972
     Inmarsat P.L.C......................................... 67,643     393,373
     Integrated Diagnostics Holdings P.L.C.................. 4,075       14,095
     Intermediate Capital Group P.L.C....................... 5,003       60,765
     iomart Group P.L.C..................................... 11,732      57,616
     ITE Group P.L.C........................................ 103,947     75,526
     IWG P.L.C.............................................. 114,971    337,405
     J D Wetherspoon P.L.C.................................. 14,997     236,732
     James Fisher & Sons P.L.C.............................. 9,688      209,686
     James Halstead P.L.C................................... 7,836       38,729
     Jardine Lloyd Thompson Group P.L.C..................... 23,397     563,795
     JD Sports Fashion P.L.C................................ 79,590     414,806
     John Menzies P.L.C..................................... 16,505     109,777
     Johnson Service Group P.L.C............................ 41,899      69,444
     Jupiter Fund Management P.L.C.......................... 71,799     309,024
     Kainos Group P.L.C..................................... 12,508      62,910
     KAZ Minerals P.L.C..................................... 41,405     273,385
     KCOM Group P.L.C....................................... 104,431    123,001
     Liontrust Asset Management P.L.C....................... 1,590       11,823
     LSL Property Services P.L.C............................ 5,691       18,180
     Man Group P.L.C........................................ 48,043      95,322
     Marshalls P.L.C........................................ 40,179     221,122
     McBride P.L.C.......................................... 39,875      64,471
     Merlin Entertainments P.L.C............................ 114,562    473,118
     Midwich Group P.L.C.................................... 2,451       18,305
     Mitie Group P.L.C...................................... 37,794      70,205
     Moneysupermarket.com Group P.L.C....................... 112,842    422,981
     Morgan Advanced Materials P.L.C........................ 57,923     203,942
     Morses Club P.L.C...................................... 6,091       10,905
     Mortgage Advice Bureau Holdings, Ltd................... 3,032       22,408
     Motorpoint group P.L.C................................. 10,596      29,781
     NEX Group P.L.C........................................ 43,589     632,149
     Next Fifteen Communications Group P.L.C................ 242          1,505
     Norcros P.L.C.......................................... 4,164       11,430
 *   Ocado Group P.L.C...................................... 92,896   1,013,932
     On the Beach Group P.L.C............................... 20,154     110,264
     OneSavings Bank P.L.C.................................. 4,812       22,922
     Oxford Instruments P.L.C............................... 11,685     140,167
     Pagegroup P.L.C........................................ 67,499     432,667

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            Shares    Value>>
                                                            ------- ------------
UNITED KINGDOM -- (Continued)
    PayPoint P.L.C.........................................  14,192 $    143,268
    Petrofac, Ltd..........................................  47,471      349,079
    Photo-Me International P.L.C...........................  52,389       74,075
    Polar Capital Holdings P.L.C...........................   6,561       43,919
    Polypipe Group P.L.C...................................  28,203      133,491
    QinetiQ Group P.L.C....................................  85,986      304,573
    Redde P.L.C............................................  21,089       47,442
    Renew Holdings P.L.C...................................   4,547       21,723
    Renishaw P.L.C.........................................   7,363      395,655
    Restaurant Group P.L.C. (The)..........................  40,099      123,163
#   Rhi Magnesita NV.......................................   1,227       61,368
    Ricardo P.L.C..........................................   9,584       87,056
    Rightmove P.L.C........................................ 174,578    1,007,764
    River & Mercantile Group P.L.C.........................   6,028       22,382
    RM P.L.C...............................................   4,000       10,086
    Robert Walters P.L.C...................................  14,183      105,772
    Rotork P.L.C........................................... 176,677      676,517
    Sanne Group P.L.C......................................   6,760       48,357
    Savills P.L.C..........................................  24,283      224,743
    Scapa Group P.L.C......................................  25,527      133,318
    Senior P.L.C...........................................   5,114       17,812
    Softcat P.L.C..........................................  24,271      200,206
    Spectris P.L.C.........................................     716       19,590
    Spirax-Sarco Engineering P.L.C.........................  11,041      911,965
    SSP Group P.L.C........................................  94,686      807,282
    Staffline Group P.L.C..................................   3,672       55,614
    Stagecoach Group P.L.C.................................  85,544      167,255
    SThree P.L.C...........................................  24,142       94,457
    Synthomer P.L.C........................................  52,403      297,247
    TalkTalk Telecom Group P.L.C........................... 119,695      183,046
    Tarsus Group P.L.C.....................................  22,031       78,674
    Tate & Lyle P.L.C......................................  85,537      735,454
    Ted Baker P.L.C........................................   5,362      125,511
    Telecom Plus P.L.C.....................................  10,722      167,311
    Thomas Cook Group P.L.C................................ 282,306      162,375
    Topps Tiles P.L.C......................................  21,718       17,405
    Ultra Electronics Holdings P.L.C.......................  13,801      253,686
    Victrex P.L.C..........................................  17,794      601,904
    Vitec Group P.L.C. (The)...............................   7,007      110,109
    Vp P.L.C...............................................   3,467       44,617
    Watkin Jones P.L.C.....................................  11,240       30,192
    WH Smith P.L.C.........................................  22,453      558,122
    William Hill P.L.C..................................... 113,237      304,402
    Wilmington PL.C........................................   4,671       10,178
*   Wizz Air Holdings P.L.C................................   2,564       84,097
    XP Power, Ltd..........................................   3,182      103,361
                                                                    ------------
TOTAL UNITED KINGDOM.......................................           32,859,004
                                                                    ------------
TOTAL COMMON STOCKS........................................          180,949,499
                                                                    ------------
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
    Fuchs Petrolub SE......................................     874       40,457
    Jungheinrich AG........................................   8,707      288,479
    Sartorius AG...........................................   1,138      164,604
    Sixt SE................................................   3,454      237,366
    Villeroy & Boch AG.....................................   1,484       24,176
                                                                    ------------
TOTAL GERMANY                                                            755,082
                                                                    ------------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                               Shares     Value>>
                                                              --------- ------------
UNITED KINGDOM -- (0.0%)
      Mcbride P.L.C.......................................... 1,116,500 $      1,427
                                                                        ------------
TOTAL PREFERRED STOCKS.......................................                756,509
                                                                        ------------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
*     Australis Capital Inc.................................. 834                874
                                                                        ------------
SPAIN -- (0.0%)
*     Vidrala SA Rights 11/12/18.............................     3,193       12,839
                                                                        ------------
SWEDEN -- (0.0%)
*     Dustin Group AB Rights 11/07/18........................     9,463        1,483
                                                                        ------------
TOTAL RIGHTS/WARRANTS........................................                 15,196
                                                                        ------------
TOTAL INVESTMENT SECURITIES..................................            181,721,204
                                                                        ------------

                                                                          Value+
                                                                        ------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  DFA Short Term Investment Fund.........................   924,368   10,694,935
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $182,854,064)............           $192,416,139
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2018, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     Investments in Securities (Market Value)
                                    -------------------------------------------
                                      Level 1     Level 2   Level 3    Total
                                    ----------- ----------- ------- -----------
Common Stocks
   Australia.......................          -- $11,490,052   --    $11,490,052
   Austria.........................          --   1,803,323   --      1,803,323
   Belgium......................... $   734,940   2,294,500   --      3,029,440
   Canada..........................  16,669,583          --   --     16,669,583
   Denmark.........................          --   4,662,660   --      4,662,660
   Finland.........................          --   3,912,023   --      3,912,023
   France..........................          --   8,005,411   --      8,005,411
   Germany.........................          --  11,497,880   --     11,497,880
   Hong Kong.......................          --   4,248,418   --      4,248,418
   Ireland.........................          --     750,709   --        750,709
   Israel..........................          --   1,777,532   --      1,777,532
   Italy...........................          --   7,443,056   --      7,443,056
   Japan...........................      66,574  45,274,515   --     45,341,089
   Netherlands.....................          --   4,413,830   --      4,413,830
   New Zealand.....................          --   1,154,153   --      1,154,153
   Norway..........................          --   1,946,437   --      1,946,437
   Portugal........................          --     721,968   --        721,968
   Singapore.......................          --   1,333,434   --      1,333,434
   Spain...........................          --   4,313,439   --      4,313,439
   Sweden..........................          --   5,343,524   --      5,343,524
   Switzerland.....................          --   8,232,534   --      8,232,534
   United Kingdom..................          --  32,859,004   --     32,859,004
Preferred Stocks
   Germany.........................          --     755,082   --        755,082
   United Kingdom..................          --       1,427   --          1,427

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                    Level 1     Level 2    Level 3    Total
                                  ----------- ------------ ------- ------------
 Rights/Warrants
    Canada.......................          -- $        874   --    $        874
    Spain........................          --       12,839   --          12,839
    Sweden.......................          --        1,483   --           1,483
 Securities Lending Collateral...          --   10,694,935   --      10,694,935
                                  ----------- ------------   --    ------------
 TOTAL                            $17,471,097 $174,945,042   --    $192,416,139
                                  =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the forty-two portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of each of the funds listed in the table below (forty-two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                                      STATEMENT OF         STATEMENT OF           FINANCIAL
FUND                                                   OPERATIONS      CHANGES IN NET ASSETS     HIGHLIGHTS
--------------------------------------------------- ------------------ ---------------------  ------------------
U.S. Large Cap Equity Portfolio
U.S. Targeted Value Portfolio                       For the year        For the years         For the years
U.S. Small Cap Value Portfolio                      ended October 31,   ended October 31,     ended October 31,
U.S. Core Equity 1 Portfolio                        2018                2018 and 2017         2018, 2017, 2016,
U.S. Core Equity 2 Portfolio                                                                  2015 and 2014
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Emerging Markets Core Equity Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio
VA U.S. Targeted Value Portfolio
VA U.S. Large Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio

U.S. High Relative Profitability Portfolio  For the year ended October 31,  For the year ended October 31, 2018
International High Relative                 2018                            and the period from May 16, 2017
Profitability Portfolio                                                     (commencement of operations)
                                                                            through October 31, 2017
Emerging Markets Sustainability Core 1      For the period from March 27, 2018 (commencement of operations)
Portfolio                                   through October 31, 2018

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series (ten of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the "Series") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended
October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2018

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

   (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13. EXHIBITS.

   (a)(1) Code of Ethics is filed herewith.

   (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

   (a)(3) This item is not applicable.

   (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:  /s/ David P. Butler
     ---------------------------------------------
     David P. Butler
     Co-Chief Executive Officer

Date: January 8, 2019

By:  /s/ Gerard K. O'Reilly
     ---------------------------------------------
     Gerard K. O'Reilly
     Co-Chief Executive Officer and
     Chief Investment Officer

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ David P. Butler
     ---------------------------------------------
     David P. Butler
     Co-Principal Executive Officer
     DFA Investment Dimensions Group Inc.

Date: January 8, 2019

By:  /s/ Gerard K. O'Reilly
     ---------------------------------------------
     Gerard K. O'Reilly
     Co-Principal Executive Officer
     DFA Investment Dimensions Group Inc.

Date: January 8, 2019

By:  /s/ Gregory K. Hinkle
     ---------------------------------------------
     Gregory K. Hinkle
     Principal Financial Officer
     DFA Investment Dimensions Group Inc.

Date: January 8, 2019